     As filed with the Securities and Exchange Commission on April 28, 2008


                                               Securities Act File No. 333-48456
                                       Investment Company Act File No. 811-10183
 -------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. (20549)

                                    FORM N-1A

           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 [X]

                           Pre-Effective Amendment No.


                       Post-Effective Amendment No. 30             [X]


                   REGISTRATION STATEMENT UNDER THE INVESTMENT
                              COMPANY ACT OF 1940                  [X]


                               Amendment No. 32


                           MET INVESTORS SERIES TRUST
               (Exact Name of Registrant as Specified in Charter)

                                  5 Park Plaza
                                  Suite (1900)
                           Irvine, California (92614)
                           --------------------------

               (Address of Principal Executive Offices) (Zip Code)

       Registrant's Telephone Number, Including Area Code: (800) 848-3854
       ------------------------------------------------------------------

                               Elizabeth M. Forget
                               -------------------

                                    President
                           Met Investors Series Trust
              5 Park Plaza, Suite 1900, Irvine, California 92614
              --------------------------------------------------
                     (Name and Address of Agent for Service)
                     ---------------------------------------

                                   Copies to:
                             Robert N. Hickey, Esq.
                            Sullivan & Worcester LLP
                    1666 K St., N.W. Washington, D.C. 20006
                    ---------------------------------------

      It is proposed that this filing will become effective:
__    immediately upon filing pursuant to paragraph (b)
 X    on April 28, (2008) pursuant to paragraph (b)
__    60 days after filing pursuant to paragraph (a)(1)
__    on ____________ pursuant to paragraph (a)(1)
__    75 days after filing pursuant to paragraph (a)(2)
__    on _____ pursuant to paragraph (a)(2) of Rule (485)
__ This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

----------


The Registrant has previously filed a declaration of indefinite registration of shares of beneficial interest of its Lord Abbett Bond Debenture Portfolio, Lord Abbett Mid-Cap Value Portfolio, Lord Abbett Growth and Income Portfolio, PIMCO Total Return Portfolio, PIMCO Innovation Portfolio (currently known as RCM Technology Portfolio), Oppenheimer Capital Appreciation Portfolio, MFS Mid-Cap Growth Portfolio (currently known as T. Rowe Price Mid Cap Growth Portfolio), MFS Research International Portfolio, Janus Aggressive Growth Portfolio (currently known as Legg Mason Partners Aggressive Growth Portfolio), Met/AIM Small-Cap Growth Portfolio, State Street Concentrated International Portfolio (currently known as Harris Oakmark International Portfolio), Third Avenue Small-Cap Value Portfolio, PIMCO Inflation Protected Bond Portfolio, Met/American Growth Portfolio (currently known as American Funds Growth Portfolio), Met/American International Portfolio (currently known as American Funds International Portfolio), Met/American Growth-Income Portfolio (currently known as American Funds Growth-Income Portfolio), Met/American Bond Portfolio (currently known as American Funds Bond Portfolio), Neuberger Berman Real Estate Portfolio (currently known as Clarion Global Real Estate Portfolio), Turner Mid-Cap Growth Portfolio, Goldman Sachs Mid-Cap Value Portfolio, MetLife Defensive Strategy Portfolio, MetLife Moderate Strategy Portfolio, MetLife Balanced Strategy Portfolio, MetLife Growth Strategy Portfolio, MetLife Aggressive Strategy Portfolio, Van Kampen Comstock Portfolio, Lord Abbett Growth Opportunities Portfolio (currently known as Van Kampen Mid-Cap Growth Portfolio), Cyclical Growth and Income ETF Portfolio, Cyclical Growth ETF Portfolio, Strategic Conservative Growth Portfolio, Strategic Growth Portfolio, Strategic Growth and Income Portfolio, Legg Mason Value Equity Portfolio, Met/AIM Capital Appreciation Portfolio, Batterymarch Growth and Income Portfolio, Federated High Yield Portfolio (currently known as BlackRock High Yield Portfolio), Loomis Sayles Global Markets Portfolio, Princeton Large-Cap Core Portfolio (currently known as BlackRock Large-Cap Core Portfolio), MFS Emerging Markets Equity Portfolio, Pioneer Fund Portfolio, Pioneer Strategic Income Portfolio, Dreman Small-Cap Value Portfolio, Janus Capital Appreciation Portfolio (currently known as Janus Forty Portfolio), Legg Mason Partners Managed Assets Portfolio, Rainier Large Cap Equity Portfolio, Met/Franklin Income Portfolio, Met/Franklin Mutual Shares Portfolio, Met/Templeton Growth Portfolio, Met/Franklin Templeton Founding Strategy Portfolio, American Funds Global Small Capitalization Portfolio, American Funds Balanced Allocation Portfolio, American Funds Growth Allocation Portfolio and American Funds Moderate Allocation Portfolio.

                                 MET INVESTORS
                            S E R I E S   T R U S T

                 American Funds Moderate Allocation Portfolio

                 American Funds Balanced Allocation Portfolio

                  American Funds Growth Allocation Portfolio

                                Class C Shares

                                __PROSPECTUS__

                                APRIL 28, 2008

Like all securities, these securities have not been approved or disapproved by the Securities and Exchange Commission, nor has the Securities and
       Exchange Commission passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

                           ____TABLE OF CONTENTS____

                                                              PAGE

          INTRODUCTION                                         3
             Understanding the Trust                           3
             Understanding the Portfolios                      3

          THE PORTFOLIOS                                       7

            INVESTMENT SUMMARY                                 7
             American Funds Moderate Allocation Portfolio      8
             American Funds Balanced Allocation Portfolio      12
             American Funds Growth Allocation Portfolio        16

            PRIMARY RISKS OF THE UNDERLYING PORTFOLIOS         20
            MANAGEMENT                                         24
             The Manager                                       24
             Distribution Plan                                 26

          YOUR INVESTMENT                                      27
             Shareholder Information                           27
             Dividends, Distributions and Taxes                27
             Sales and Purchases of Shares                     29

          APPENDIX A                                          A-1

          FOR MORE INFORMATION                             Back Cover

INTRODUCTION

UNDERSTANDING THE TRUST

Met Investors Series Trust (the "Trust") is an open-end management investment company that offers a selection of fifty-two managed investment portfolios or mutual funds, only three of which are offered through this Prospectus (the "Portfolios"). Each of the three Portfolios described in this Prospectus has its own investment objective designed to meet different investment goals. Please see the Investment Summary section of this Prospectus for specific information on each Portfolio.

  INVESTING THROUGH A VARIABLE INSURANCE CONTRACT

  Class C shares of the Portfolios are currently only sold to separate accounts of certain affiliates of Metropolitan Life Insurance Company (collectively, "MetLife" or the "Insurance Companies") to fund the benefits under certain individual flexible premium variable life insurance policies and individual and group variable annuity contracts (collectively, "Contracts"). As a Contract owner, your premium payments are allocated to one or more of the Portfolios in accordance with your Contract.


  A particular Portfolio may not be available under the Contract you have chosen. The prospectus for the Contract shows the Portfolios available to you. Please read this Prospectus carefully before selecting a Portfolio. It provides information to assist you in your decision. If you would like additional information about a Portfolio, please request a copy of the Statement of Additional Information ("SAI"). For details about how to obtain a copy of the SAI and other reports and information, see the back cover of this Prospectus. The SAI is incorporated by reference into this Prospectus.


UNDERSTANDING THE PORTFOLIOS


Each Portfolio was designed on established principles of asset allocation and risk tolerance. Each Portfolio will invest substantially all of its assets in certain funds of the American Funds Insurance Series which invest either in equity securities, fixed income securities or cash equivalent money market securities, as applicable ("Underlying Portfolios"). Each Portfolio has a target allocation among the three primary asset classes (equity, fixed income and cash/money market). Met Investors Advisory, LLC (the "Manager") establishes specific target investment percentages for the asset classes and the various components of each asset category and then selects the Underlying Portfolios in which a Portfolio invests based on, among other things, the Underlying Portfolios' investment objectives, policies, investment process and portfolio analytical and management personnel. The Manager may add new Underlying Portfolios or replace existing Underlying Portfolios with other portfolios of American Funds Insurance Series or the Trust or Metropolitan Series Fund, Inc. The Manager may also change the allocations among the Underlying Portfolios, dependent upon, among other factors, changing market dynamics, changes to the personnel, investment process, or criteria for holdings of the Under-



 PLEASE SEE THE CONTRACT PROSPECTUS FOR A DETAILED EXPLANATION OF YOUR CONTRACT.

lying Portfolios, or the availability of other Underlying Portfolios that may provide a risk adjusted benefit to the Portfolio. Information regarding the Underlying Portfolios is set forth in Appendix A to this Prospectus and included in the current prospectus for those portfolios. COPIES OF THE PROSPECTUS MAY BE OBTAINED FREE OF CHARGE BY CALLING OR WRITING THE TRUST AT THE TELEPHONE NUMBER OR ADDRESS ON THE BACK COVER PAGE OF THIS PROSPECTUS.

Before selecting Underlying Portfolios, the Manager analyzes each Underlying Portfolio's historic and current holdings to determine the Portfolio's investment attributes. For example, for Underlying Portfolios structured for equity investment, large cap, mid cap, and small cap exposure is considered as is the investment bias toward growth, or value style of investment. Further, the type of growth or value management employed is also a consideration for the Manager, such as deep value, traditional value, relative value, growth at a reasonable price, traditional growth, or earnings momentum styles of investment. For Underlying Portfolios that invest in fixed income securities, the average maturity and effective duration are evaluated in conjunction with exposure to particular sectors of the fixed income marketplace including U.S. Treasury securities, government agencies, asset-backed securities, mortgage-backed securities, investment grade corporate bonds, high yield corporate bonds, non-U.S. government and corporate obligations, emerging market debt and cash or money market instruments. Dependent upon the amount of cash or money market instruments held in the aggregate among the Underlying Portfolios, the Portfolios maintain the ability to invest in an Underlying Portfolio which only holds money market instruments. The Manager evaluates the dynamics among the Underlying Portfolios and their respective holdings in order to determine the appropriate weighting for the Portfolio's risk profile.

Periodically, the Manager will communicate with or visit management personnel of each Underlying Portfolio to discuss the manager's outlook and positioning of the Underlying Portfolio and determine the extent of any changes that may have occurred. Periodically, the Manager will evaluate each Portfolio's allocation among equity, fixed-income, and cash, inclusive of the exposure to various investment styles and asset sectors, relative to each Portfolio's risk profile. It is anticipated that changes among these primary asset classes will be within a range of plus or minus 10%. Concurrently, the Manager will consider whether to make changes to any of the Underlying Portfolios. If a new Underlying Portfolio is selected by the Manager, a shifting of allocations to the remaining Underlying Portfolios may result, as the Manager seeks to maintain the appropriate diversification and risk profile for each Portfolio.


The Underlying Portfolios of American Funds Insurance Series in which the Portfolios may currently invest are:

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Blue Chip Income and Growth Fund Global Small Capitalization Fund
--------------------------------------------------------------------------
Bond Fund                        Growth-Income Fund
--------------------------------------------------------------------------
Cash Management Fund             Growth Fund
--------------------------------------------------------------------------
Global Bond Fund                 High-Income Bond Fund
--------------------------------------------------------------------------
Global Discovery Fund            International Fund
--------------------------------------------------------------------------
Global Growth Fund               New World Fund
--------------------------------------------------------------------------
Global Growth and Income Fund    U.S. Government/AAA-Rated Securities Fund
--------------------------------------------------------------------------

There may be limits on the amount of cash inflows some Underlying Portfolios may accept from investors, including the Portfolios. The Manager may take into account these capacity considerations when allocating investments among the Underlying Portfolios. In some instances, the Manager or its affiliates may allocate capacity in certain Underlying Portfolios to other investors, which may have the effect of limiting the Portfolios' opportunity to invest in the Underlying Portfolio.


The Manager may add new Underlying Portfolios, including affiliated Underlying Portfolios, or replace existing Underlying Portfolios or change the allocation of the Underlying Portfolios at any time.

The following chart describes the targeted allocation, as of the date of this Prospectus, among the equity Underlying Portfolios, fixed income Underlying Portfolios and cash/money market securities. You should note that these percentages do not directly correspond to investment in the Underlying Portfolios since each Underlying Portfolio may contain one or more asset classes (e.g., equity and fixed income) and each Underlying Portfolio may contain various sub-sets of an asset class (e.g., small cap, mid cap equity and international securities).



                                    Moderate   Balanced    Growth
           Asset Class             Allocation Allocation Allocation
-------------------------------------------------------------------
Equity Underlying Portfolios           50%        65%        85%
-------------------------------------------------------------------
    International                      13%        16%        21%
    Domestic                           37%        49%        64%
-------------------------------------------------------------------
Fixed Income Underlying Portfolios     45%        30%        10%
-------------------------------------------------------------------
    Investment Grade                   32%        21%        7%
    High Yield                         9%         6%         2%
    Foreign Fixed Income               4%         3%         1%
-------------------------------------------------------------------
Cash/Money Market Securities*          5%         5%         5%
-------------------------------------------------------------------

* Through holdings-based analysis the Manager typically will achieve the targeted allocation to cash by counting cash held or money market securities purchased in Underlying Portfolios in which the Portfolios invest.

Although the investments in the Underlying Portfolios will be made in an attempt to achieve the target allocations, a Portfolio's actual allocations could vary substantially from the target allocations. Actual allocations may be different from the target allocations because of, for example, changes to the Underlying Portfolios' asset values due to market movements. The Manager may effect purchases and redemptions in the Underlying Portfolios in a way to bring actual allocations more closely in line with the target allocations. In addition, the Manager may, from time to time, rebalance allocations to the Underlying Portfolios to correspond to the target allocations.


The actual allocation percentages of each Portfolio's investments in the Underlying Portfolios are available from the Trust at the following website--www.metlifeinvestors.com. Upon accessing the website, click on the "Individuals Enter Here" section, then click on learn more about "MetLife Investors", then click on "Met Investors Series Trust", then click on the "American Funds Asset Allocation Program Current Portfolio Allocations" icon where you will find actual allocations for each of the Portfolios as of the end of the prior quarter. This information will be updated periodically to reflect the actual allocations.

Under adverse market or economic conditions, each Portfolio could invest for temporary defensive purposes some or all of the assets in money market securities or utilize other investment strategies that may be inconsistent with the Portfolio's principal investment strategy. Temporary defensive instruments generally include U.S. government securities, bank time deposits denominated in the currency of any major nation, commercial paper and repurchase agreements. The Adviser may also invest in these types of securities or hold cash while looking for suitable investment opportunities or to maintain liquidity. Although a Portfolio would employ these measures only in seeking to avoid losses, they could reduce the benefit from an upswing in the market or prevent the Portfolio from meeting its investment objectives.

Please note that the expenses of the Underlying Portfolios, as set forth in the Investment Summary, could change as the Underlying Portfolios' asset values change or through the addition or deletion of Underlying Portfolios. Because the Portfolios invest in Underlying Portfolios, the costs of investing in a Portfolio will generally be higher than the cost of investing in an Underlying Portfolio directly. A Portfolio, as a shareholder, will pay its share of the Underlying Portfolios' expenses as well as the Portfolio's own expenses. Therefore, an investment in a Portfolio may result in the duplication of certain expenses.


The Manager has broad discretion to allocate and reallocate the assets of each Portfolio among the Underlying Portfolios consistent with the Portfolio's investment objective and policies and target allocations. In addition to the investment advisory fee charged by the Manager for its asset allocation services, the Manager and its affiliates indirectly would receive investment advisory fees from any affiliated underlying portfolios in which each Portfolio may invest. In this regard, the Manager has an incentive to select and invest the Portfolios' assets in affiliated underlying portfolios with higher fees than other Underlying Portfolios. Also the Manager may believe that certain underlying portfolios could benefit from additional assets or could be harmed by redemptions. As a fiduciary, the Manager is obligated to disregard these incentives. The trustees and officers of the Trust may also have conflicting interests in fulfilling their fiduciary duties to both the Portfolios and the underlying portfolios of the Trust. The Manager may add new underlying portfolios or replace existing underlying portfolios or change the allocation of the underlying portfolios at any time.

After this Introduction you will find an Investment Summary for each Portfolio. Each Investment Summary presents important facts about a Portfolio, including information about its investment objective, principal investment strategy, primary risks, fees and expenses and past performance.

                                THE PORTFOLIOS

INVESTMENT SUMMARY

Each Portfolio's summary discusses the following:

    INVESTMENT OBJECTIVE
    What is the Portfolio's investment goal?

    PRINCIPAL INVESTMENT STRATEGY
    How does the Portfolio attempt to achieve its investment goal? What types of investments does it contain?

    PRIMARY RISKS
    What are the specific risks of investing in the Portfolio and the Underlying Portfolios?

    PAST PERFORMANCE
    How well has the Portfolio performed over time?

    FEES AND EXPENSES
    What is the cost of investing in the Portfolio?

Following the Investment Summary is the section entitled "Primary Risks of Investing in the Underlying Portfolios" which lists some of the factors that may affect the value of a Portfolio's investments in the Underlying Portfolios.

The SAI provides more detailed information regarding the various types of securities that each Portfolio and the Underlying Portfolios may purchase and certain investment techniques and practices of the investment adviser to the Underlying Portfolios.

The Contracts may be sold by banks.


 AN INVESTMENT IN A PORTFOLIO OF THE TRUST THROUGH A CONTRACT IS NOT A DEPOSIT OR OBLIGATION OF, OR GUARANTEED BY, ANY BANK, AND IS NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY OF THE U.S. GOVERNMENT.

 EACH PORTFOLIO IN THIS PROSPECTUS IS A MUTUAL FUND: A POOLED INVESTMENT THAT IS PROFESSIONALLY MANAGED AND THAT GIVES YOU THE OPPORTUNITY TO PARTICIPATE IN FINANCIAL MARKETS. EACH PORTFOLIO STRIVES TO REACH ITS STATED INVESTMENT OBJECTIVE, WHICH CAN BE CHANGED WITHOUT SHAREHOLDER APPROVAL. AS WITH ALL MUTUAL FUNDS, THERE IS NO GUARANTEE THAT A PORTFOLIO WILL ACHIEVE ITS INVESTMENT OBJECTIVE.

                 AMERICAN FUNDS MODERATE ALLOCATION PORTFOLIO

INVESTMENT OBJECTIVE:

High total return in the form of income and growth of capital, with a greater emphasis on income.

PRINCIPAL INVESTMENT STRATEGY:

The Portfolio seeks to achieve its objective by investing in Class 1 shares of a diversified group of Underlying Portfolios of the American Funds Insurance Series. Under normal circumstances, the Portfolio primarily invests in large cap, small cap, mid cap and international equity Underlying Portfolios and also invests in fixed income Underlying Portfolios in accordance with targeted allocations of 50% to equity securities and 50% to fixed income securities. The names of the Underlying Portfolios in which the Portfolio may invest and the approximate percentage of the Portfolio's assets allocated to various types of equity and fixed income securities, as of the date of this Prospectus, are set forth above in "Understanding the Portfolios."

The Portfolio seeks to achieve capital growth through its investments in Underlying Portfolios that invest primarily in equity securities. These investments may include Underlying Portfolios that invest mainly in stocks of large established U.S. companies as well, to a lesser extent, in stocks of foreign companies and smaller U.S. companies with above-average growth potential.

The Portfolio seeks to achieve current income through its investments in Underlying Portfolios that invest primarily in fixed income securities. These investments may include Underlying Portfolios that invest exclusively in bonds of U.S. issuers as well as Underlying Portfolios that invest in U.S. and foreign investment-grade securities, as well as Underlying Portfolios that invest high-yield, high-risk bonds.

The Portfolio is non-diversified, which means that it may concentrate its assets in a smaller number of issuers than a diversified portfolio. However, the Portfolio invests its assets in the Underlying Portfolios, each of which generally has diversified holdings.

The Portfolio intends to invest in the following Underlying Portfolios at the approximate percentages indicated below.

            UNDERLYING PORTFOLIO                          PERCENTAGE
            Fixed Income                                      50%*
               U.S. Government/AAA-Rated Securities Fund      23%
               Bond Fund                                      10%
               Global Bond Fund                                6%
               High-Income Bond Fund                          11%
            Equities                                          50%*
               Growth-Income Fund                             30%
               Growth Fund                                    12%
               Global Small Capitalization Fund                2%
               International Fund                              4%
               New World Fund                                  2%

* Through holdings-based analysis, the Manager typically will achieve the targeted allocation to cash by counting cash held or money market securities purchased in Underlying Portfolios. Actual allocations usually will be 50% Equities, 45% Fixed Income, and 5% Cash/Money Market.

PRIMARY RISKS:

An investment in the Portfolio is not guaranteed. You can lose money by investing in the Portfolio. There are direct and indirect risks of investing in the Portfolio. Direct risks include:

  . Performance Risk--Substantially all of the assets of the Portfolio are invested in Underlying Portfolios, which means that the investment performance of the Portfolio is directly related to the investment performance of these Underlying Portfolios held by the Portfolio. The ability of the Portfolio to meet its investment objective depends upon the allocation of the Portfolio's assets among the Underlying Portfolios and the ability of an Underlying Portfolio to meet its own investment objective. It is possible that an Underlying Portfolio will fail to execute its investment strategies effectively. As a result, an Underlying Portfolio may not meet its investment objective, which would affect the Portfolio's investment performance. There can be no assurance that the investment objective of any Portfolio or any Underlying Portfolio will be achieved.

  . Non-diversification Risk--The Portfolio is non-diversified which means the Portfolio can invest its assets in a small number of issuers. As a result, the Portfolio is more susceptible to any single economic, political or regulatory event affecting those issuers than is a diversified portfolio. This risk is limited because the Portfolio invests its assets in the Underlying Portfolios, each of which generally has diversified holdings.

The value of your investment in the Portfolio may be affected by one or more of the following indirect risks of the Underlying Portfolios, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate. Each risk is described in "Primary Risks of the Underlying Portfolios" and in the American Funds Insurance Series' prospectus with respect to each Underlying Portfolio.

  .  Market risk

  .  Interest rate risk

  .  Credit risk

  .  High yield debt security risk

  .  Foreign investment risk

  .  Market capitalization risk

  .  Investment style risk

  .  Mortgage-related securities risk

PAST PERFORMANCE:

As of the date of this Prospectus, the Portfolio had not commenced operations. No performance information is currently available.

FEES AND EXPENSES:


The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are estimated for the year ended December 31, 2008 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts but do reflect the fees and expenses of the Underlying Portfolios. See the Contract prospectus for a description of the fees, expenses and charges imposed by the Contracts.


SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE


Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)


                                                                              Class C
-------------------------------------------------------------------------------------
Management Fee                                                                 0.10%
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12b-1 Fees                                                                     0.55%
-------------------------------------------------------------------------------------
Other Expenses                                                                 0.26%
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Acquired Fund Fees and Expenses*                                               0.41%
-------------------------------------------------------------------------------------
Total Annual Portfolio Operating Expenses and Acquired Fund Fees and Expenses
 Before Expense Waiver                                                         1.32%
-------------------------------------------------------------------------------------
Contractual Expense Waiver**                                                   0.26%
-------------------------------------------------------------------------------------
Total Annual Portfolio Operating Expenses and Acquired Fund Fees and Expenses
 After Expense Waiver                                                          1.06%
-------------------------------------------------------------------------------------



         * As an investor in an Underlying Portfolio, the Portfolio also will bear its pro-rata portion of the operating expenses of that Underlying Portfolio, including the management fee. The estimated expenses of the Underlying Portfolios are based upon the weighted average of the total operating expenses of the Underlying Portfolios before expense waiver allocated to the Portfolio at December 31, 2007.
        ** The Manager and the Trust have entered into an Expense Limitation
           Agreement whereby the total direct Annual Portfolio Operating Expenses for the Class C shares of the Portfolio will not exceed 0.65% for the period ended April 30, 2009 and in any year in which the Agreement is in effect. Under certain circumstances, any fees waived or expenses reimbursed by the Manager may, with the approval of the Trust's Board of Trustees, be repaid to the Manager.


Investors may be able to realize lower aggregate expenses by investing directly in the Underlying Portfolios instead of the Portfolio. An investor who chooses to invest directly in the Underlying Portfolios would not, however, receive the asset allocation services provided by the Manager.

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio including the cost of investing in the Underlying Portfolios with the cost of investing in other funds.
The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same and that all expense caps for the Portfolio and the Underlying Portfolios remain in effect only for the period ended April 30, 2009. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES


        Class C
---------------
1 Year   $109
---------------
3 Years  $395
---------------

                 AMERICAN FUNDS BALANCED ALLOCATION PORTFOLIO

INVESTMENT OBJECTIVE:

A balance between a high level of current income and growth of capital with a greater emphasis on growth of capital.

PRINCIPAL INVESTMENT STRATEGY:

The Portfolio seeks to achieve its objective by investing in Class 1 shares of a diversified group of Underlying Portfolios of the American Funds Insurance Series. Under normal circumstances, the Portfolio primarily invests in large cap, small cap, mid cap and international equity Underlying Portfolios and also invests in fixed income Underlying Portfolios in accordance with targeted allocations of 65% to equity securities and 35% to fixed income securities. The names of the Underlying Portfolios in which the Portfolio may invest and the approximate percentage of the Portfolio's assets allocated to various types of equity and fixed income securities, as of the date of this Prospectus, are set forth above in "Understanding the Portfolios."

The Portfolio seeks to achieve capital growth through its investments in Underlying Portfolios that invest primarily in equity securities. These investments may include Underlying Portfolios that invest mainly in stocks of large established U.S. companies as well, to a lesser extent, in stocks of foreign companies and smaller U.S. companies with above-average growth potential.

The Portfolio seeks to achieve current income through its investments in Underlying Portfolios that invest primarily in fixed income securities. These investments may include Underlying Portfolios that invest exclusively in bonds of U.S. issuers. The Portfolio may invest in Underlying Portfolios that invest in U.S. and foreign investment-grade securities, as well as Underlying Portfolios that invest in high-yield, high-risk bonds.

The Portfolio is non-diversified, which means that it may concentrate its assets in a smaller number of issuers than a diversified portfolio. However, the Portfolio invests its assets in the Underlying Portfolios, each of which generally has diversified holdings.

The Portfolio intends to invest in the following Underlying Portfolios at the approximate percentages indicated below.

            UNDERLYING PORTFOLIO                          PERCENTAGE
            Fixed Income                                      30%*
               U.S. Government/AAA-Rated Securities Fund      15%
               Bond Fund                                       5%
               Global Bond Fund                                3%
               High-Income Bond Fund                           7%
            Equities                                          70%*
               Growth-Income Fund                             37%
               Growth Fund                                    21%
               Global Small Capitalization Fund                3%
               International Fund                              6%
               New World Fund                                  3%

* Through holdings-based analysis, the Manager typically will achieve the targeted allocation to cash by counting cash held or money market securities purchased in Underlying Portfolios. Actual allocations usually will be 65% Equities, 30% Fixed Income, and 5% Cash/Money Market.

PRIMARY RISKS:

An investment in the Portfolio is not guaranteed. You can lose money by investing in the Portfolio. There are direct and indirect risks of investing in the Portfolio. Direct risks include:

  . Performance Risk--Substantially all of the assets of the Portfolio are invested in Underlying Portfolios, which means that the investment performance of the Portfolio is directly related to the investment performance of these Underlying Portfolios held by the Portfolio. The ability of the Portfolio to meet its investment objective depends upon the allocation of the Portfolio's assets among the Underlying Portfolios and the ability of an Underlying Portfolio to meet its own investment objective. It is possible that an Underlying Portfolio will fail to execute its investment strategies effectively. As a result, an Underlying Portfolio may not meet its investment objective, which would affect the Portfolio's investment performance. There can be no assurance that the investment objective of any Portfolio or any Underlying Portfolio will be achieved.

  . Non-diversification Risk--The Portfolio is non-diversified which means the Portfolio can invest its assets in a small number of issuers. As a result, the Portfolio is more susceptible to any single economic, political or regulatory event affecting those issuers than is a diversified portfolio. This risk is limited because the Portfolio invests its assets in the Underlying Portfolios, each of which generally has diversified holdings.

The value of your investment in the Portfolio may be affected by one or more of the following indirect risks of the Underlying Portfolios, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate. Each risk is described in "Primary Risks of the Underlying Portfolios" and in the American Funds Insurance Series' prospectus with respect to each Underlying Portfolio.

  .  Market risk

  .  Interest rate risk

  .  Credit risk

  .  High yield debt security risk

  .  Foreign investment risk

  .  Market capitalization risk

  .  Investment style risk

  .  Mortgage-related securities risk

PAST PERFORMANCE:

As of the date of this Prospectus, the Portfolio had not commenced operations. No performance information is currently available.

FEES AND EXPENSES:


The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are estimated for the year ended December 31, 2008 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts but do reflect the fees and expenses of the Underlying Portfolios. See the Contract prospectus for a description of the fees, expenses and charges imposed by the Contracts.


SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE


Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)


                                                                              Class C
-------------------------------------------------------------------------------------
Management Fee                                                                 0.10%
-------------------------------------------------------------------------------------
12b-1 Fees                                                                     0.55%
-------------------------------------------------------------------------------------
Other Expenses                                                                 0.15%
-------------------------------------------------------------------------------------
Acquired Fund Fees and Expenses*                                               0.39%
-------------------------------------------------------------------------------------
Total Annual Portfolio Operating Expenses and Acquired Fund Fees and Expenses
 Before Expense Waiver                                                         1.19%
-------------------------------------------------------------------------------------
Contractual Expense Waiver**                                                   0.15%
-------------------------------------------------------------------------------------
Total Annual Portfolio Operating Expenses and Acquired Fund Fees and Expenses
 After Expense Waiver                                                          1.04%
-------------------------------------------------------------------------------------



         * As an investor in an Underlying Portfolio, the Portfolio also will bear its pro-rata portion of the operating expenses of that Underlying Portfolio, including the management fee. The estimated expenses of the Underlying Portfolios are based upon the weighted average of the total operating expenses of the Underlying Portfolios before expense waiver allocated to the Portfolio at December 31, 2007.
        ** The Manager and the Trust have entered into an Expense Limitation
           Agreement whereby the total direct Annual Portfolio Operating Expenses for the Class C shares of the Portfolio will not exceed 0.65% for the period ended April 30, 2009 and in any year in which the Agreement is in effect. Under certain circumstances, any fees waived or expenses reimbursed by the Manager may, with the approval of the Trust's Board of Trustees, be repaid to the Manager.


Investors may be able to realize lower aggregate expenses by investing directly in the Underlying Portfolios instead of the Portfolio. An investor who chooses to invest directly in the Underlying Portfolios would not, however, receive the asset allocation services provided by the Manager.

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio including the cost of investing in the Underlying Portfolios with the cost of investing in other funds. The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same and that all expense caps for the Portfolio and the Underlying Portfolios remain in effect only for the period ended April 30, 2009. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES


        Class C
----------------
1 Year  $    107
----------------
3 Years $    365
----------------

                  AMERICAN FUNDS GROWTH ALLOCATION PORTFOLIO

INVESTMENT OBJECTIVE:

Growth of capital.

PRINCIPAL INVESTMENT STRATEGY:

The Portfolio seeks to achieve its objective by investing in Class 1 shares of a diversified group of Underlying Portfolios of the American Funds Insurance Series. Under normal circumstances, the Portfolio primarily invests in large cap, small cap, mid cap and international equity Underlying Portfolios and also invests in fixed income Underlying Portfolios in accordance with targeted allocations of 85% to equity securities and 15% to fixed income securities. The names of the Underlying Portfolios in which the Portfolio may invest and the approximate percentage of the Portfolio's assets allocated to various types of equity and fixed income securities, as of the date of this Prospectus, are set forth above in "Understanding the Portfolios."

The Portfolio seeks to achieve capital growth primarily through its investments in Underlying Portfolios that invest primarily in equity securities. These investments may include Underlying Portfolios that invest mainly in stocks of large established U.S. companies as well, to a lesser extent, in stocks of foreign companies and smaller U.S. companies with above-average growth potential. The Portfolio seeks to achieve capital growth secondarily through its investments in Underlying Portfolios that invest primarily in fixed income securities. The Portfolio may invest in Underlying Portfolios that invest substantially all of their assets in U.S. government securities as well as Underlying Portfolios that invest in investment grade and high yield, high risk bonds.

The Portfolio is non-diversified, which means that it may concentrate its assets in a smaller number of issuers than a diversified portfolio. However, the Portfolio invests its assets in the Underlying Portfolios, each of which generally has diversified holdings.

The Portfolio intends to invest in the following Underlying Portfolios at the approximate percentages indicated below.

            UNDERLYING PORTFOLIO                          PERCENTAGE
            Fixed Income                                      10%*
               U.S. Government/AAA-Rated Securities Fund       5%
               Bond Fund                                       2%
               Global Bond Fund                                1%
               High-Income Bond Fund                           2%
            Equities                                          90%*
               Growth-Income Fund                             44%
               Growth Fund                                    32%
               Global Small Capitalization Fund                4%
               International Fund                              6%
               New World Fund                                  4%

* Through holdings-based analysis, the Manager typically will achieve the targeted allocation to cash by counting cash held or money market securities purchased in Underlying Portfolios. Actual allocations usually will be 85% Equities, 10% Fixed Income, and 5% Cash/Money Market.

PRIMARY RISKS:

An investment in the Portfolio is not guaranteed. You can lose money by investing in the Portfolio. There are direct and indirect risks of investing in the Portfolio. Direct risks include:

  . Performance Risk--Substantially all of the assets of the Portfolio are invested in Underlying Portfolios, which means that the investment performance of the Portfolio is directly related to the investment performance of these Underlying Portfolios held by the Portfolio. The ability of the Portfolio to meet its investment objective depends upon the allocation of the Portfolio's assets among the Underlying Portfolios and the ability of an Underlying Portfolio to meet its own investment objective. It is possible that an Underlying Portfolio will fail to execute its investment strategies effectively. As a result, an Underlying Portfolio may not meet its investment objective, which would affect the Portfolio's investment performance. There can be no assurance that the investment objective of any Portfolio or any Underlying Portfolio will be achieved.

  . Non-diversification Risk--The Portfolio is non-diversified which means the Portfolio can invest its assets in a small number of issuers. As a result, the Portfolio is more susceptible to any single economic, political or regulatory event affecting those issuers than is a diversified portfolio. This risk is limited because the Portfolio invests its assets in the Underlying Portfolios, each of which generally has diversified holdings.

The value of your investment in the Portfolio may be affected by one or more of the following indirect risks of the Underlying Portfolios, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate. Each risk is described in "Primary Risks of the Underlying Portfolios" in the American Funds Insurance Series' prospectus with respect to each Underlying Portfolio.

  .  Market risk

  .  Interest rate risk

  .  Credit risk

  .  Foreign investment risk

  .  Market capitalization risk

  .  High yield debt security risk

  .  Investment style risk

  .  Mortgage-related securities risk

PAST PERFORMANCE:

As of the date of this Prospectus, the Portfolio had not commenced operations. No performance information is currently available.

FEES AND EXPENSES:


The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are estimated for the year ended December 31, 2008 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts but do reflect the fees and expenses of the Underlying Portfolios. See the Contract prospectus for a description of the fees, expenses and charges imposed by the Contracts.


SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE


Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)


                                                                              Class C
-------------------------------------------------------------------------------------
Management Fee                                                                 0.10%
-------------------------------------------------------------------------------------
12b-1 Fees                                                                     0.55%
-------------------------------------------------------------------------------------
Other Expenses                                                                 0.19%
-------------------------------------------------------------------------------------
Acquired Fund Fees and Expenses*                                               0.36%
-------------------------------------------------------------------------------------
Total Annual Portfolio Operating Expenses and Acquired Fund Fees and Expenses
 Before Expense Waiver                                                         1.20%
-------------------------------------------------------------------------------------
Contractual Expense Waiver**                                                   0.19%
-------------------------------------------------------------------------------------
Total Annual Portfolio Operating Expenses and Acquired Fund Fees and Expenses
 After Expense Waiver                                                          1.01%
-------------------------------------------------------------------------------------



         * As an investor in an Underlying Portfolio, the Portfolio also will bear its pro-rata portion of the operating expenses of that Underlying Portfolio, including the management fee. The estimated expenses of the Underlying Portfolios are based upon the weighted average of the total operating expenses of the Underlying Portfolios before expense waiver allocated to the Portfolio at December 31, 2007.
        ** The Manager and the Trust have entered into an Expense Limitation
           Agreement whereby the total direct Annual Portfolio Operating Expenses for the Class C shares of the Portfolio will not exceed 0.65% for the period ended April 30, 2009 and in any year in which the Agreement is in effect. Under certain circumstances, any fees waived or expenses reimbursed by the Manager may, with the approval of the Trust's Board of Trustees, be repaid to the Manager.


Investors may be able to realize lower aggregate expenses by investing directly in the Underlying Portfolios instead of the Portfolio. An investor who chooses to invest directly in the Underlying Portfolios would not, however, receive the asset allocation services provided by the Manager.

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio including the cost of investing in the Underlying Portfolios with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same and that all expense caps for the Portfolio and the Underlying Portfolios remain in effect only for the period ended
April 30, 2009. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES


        Class C
----------------
1 Year  $    104
----------------
3 Years $    364
----------------

PRIMARY RISKS OF THE UNDERLYING PORTFOLIOS



One or more of the following primary risks may apply to the Underlying Portfolios. Please see the Investment Summary for your particular Portfolio to determine which risks apply to the Underlying Portfolios. The greater a Portfolio's investment in a particular asset class, the greater the impact to the Portfolio of the risks related to the class. For example, American Funds Growth Strategy Portfolio and the American Funds Balanced Strategy Portfolio will be more impacted by market risk because more of their assets will be invested in U.S. and international stocks while the American Funds Moderate Strategy Portfolio will be more impacted by credit risk and interest rate risk because 50% of its assets will be invested in debt securities. Please note that there are many other circumstances that could adversely affect your investment and prevent an Underlying Portfolio from reaching its objective, which are not described here.

MARKET RISK


An Underlying Portfolio's share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including disappointing corporate earnings, adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or a company may deteriorate. In addition, an assessment by an Underlying Portfolio's investment adviser of particular companies may prove incorrect, resulting in losses or poor performance by those holdings, even in a rising market. An Underlying Portfolio could also miss attractive investment opportunities if its investment adviser underweights markets or industries where there are significant returns, and could lose value if the investment adviser overweights markets or industries where there are significant declines.

Stocks purchased in initial public offerings (IPOs) have a tendency to fluctuate in value significantly shortly after the IPO relative to the price at which they were purchased. These fluctuations could impact the net asset value and return earned on the Underlying Portfolio's shares.


INTEREST RATE RISK

The values of debt securities are subject to change when prevailing interest rates change. When interest rates go up, the value of debt securities and certain dividend paying stocks tends to fall. If an Underlying Portfolio invests a significant portion of its assets in debt securities or stocks purchased primarily for dividend income and interest rates rise, then the value of your investment may decline. Alternatively, when interest rates go down, the value of debt securities and certain dividend paying stocks may rise.

Interest rate risk will affect the price of a fixed income security more if the security has a longer maturity because changes in interest rates are increasingly difficult to predict over longer periods of time. Fixed income securities with longer maturities will therefore be more volatile than other fixed income securities with shorter maturities. Conversely, fixed income securities with shorter maturities will be less volatile but generally provide lower returns than fixed income securities with longer maturities. The average maturity and duration of the Underlying Portfolio's fixed income investments will affect the volatility of the Underlying Portfolio's share price.

CREDIT RISK

The value of debt securities is directly affected by an issuer's ability to pay principal and interest on time. If an Underlying Portfolio invests in debt securities, the value of your investment may be adversely affected when an issuer fails to pay an obligation on a timely basis. An Underlying Portfolio may also be subject to credit risk to the extent it engages in transactions, such as securities loans, repurchase agreements or certain derivatives, which involve a promise by a third party to honor an obligation to the Underlying Portfolio. Such third party may be unwilling or unable to honor its financial obligations.

HIGH YIELD DEBT SECURITY RISK

High yield debt securities, or junk bonds, are securities which are rated below "investment grade" or are not rated, but are of equivalent quality. High yield debt securities range from those for which the prospect for repayment of principal and interest is predominantly speculative to those which are currently in default on principal or interest payments. An Underlying Portfolio with high yield debt securities may be more susceptible to credit risk and market risk than a Portfolio that invests only in higher quality debt securities because these lower-rated debt securities are less secure financially and more sensitive to downturns in the economy. In addition, the secondary market for such securities may not be as liquid as that for more highly rated debt securities. As a result, an Underlying Portfolio's investment adviser may find it more difficult to sell these securities or may have to sell them at lower prices.

You should understand that high yield securities are not generally meant for short-term investing. When an Underlying Portfolio invests in high yield securities it generally seeks to receive a correspondingly higher return to compensate it for the additional credit risk and market risk it has assumed.

FOREIGN INVESTMENT RISK

Investments in foreign securities involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject:

  . These risks may include the seizure by the government of company assets, excessive taxation, withholding taxes on dividends and interest, limitations on the use or transfer of portfolio assets, and political or social instability.

  . Enforcing legal rights may be difficult, costly and slow in foreign countries, and there may be special problems enforcing claims against foreign governments.

  . Foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there may be less public information about their operations.

  .  Foreign markets may be less liquid and more volatile than U.S. markets.

  . Foreign securities often trade in currencies other than the U.S. dollar, and an Underlying Portfolio may directly hold foreign currencies and purchase and sell foreign currencies. Changes in currency exchange rates will affect an Underlying Portfolio's net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of foreign securities. An increase in the strength of the U.S.
     dollar relative to these other currencies may cause the value of a Portfolio to decline. Certain foreign currencies may be particularly volatile, and foreign governments may intervene in the currency markets, causing a decline in value or liquidity of an Underlying Portfolio's foreign currency or securities holdings.

  . Costs of buying, selling and holding foreign securities, including brokerage, tax and custody costs, may be higher than those involved in domestic transactions.

Investments in emerging markets include all of the risks of investments in foreign securities and are subject to severe price declines. The economic and political structures of developing nations, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity. Such countries may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners and economies based on only a few industries. For these reasons, all of the risks of investing in foreign securities are heightened by investing in emerging market countries. The markets of developing countries have been more volatile than the markets of developed countries with more mature economies. These markets often have provided significantly higher or lower rates of return than developed markets, and significantly greater risks, to investors.

MARKET CAPITALIZATION RISK

Stocks fall into three broad market capitalization categories--large, medium and small. Investing primarily in one category carries the risk that due to current market conditions that category may be out of favor. If valuations of large capitalization companies appear to be greatly out of proportion to the valuations of small or medium capitalization companies, investors may migrate to the stocks of small and mid-sized companies causing an Underlying Portfolio that invests in these companies to increase in value more rapidly than an Underlying Portfolio that invests in larger, fully-valued companies. Larger more established companies may also be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion. Investing in medium and small capitalization companies may be subject to special risks associated with narrower product lines, more limited financial resources, dependency on a few key personnel for management compared to companies with greater financial resources, and a more limited trading market for their stocks as compared with larger companies.

In addition, securities of these companies are subject to the risk that during certain periods the liquidity of particular issuers or industries, or all securities in particular investment categories, will shrink or disappear suddenly and without warning as a result of adverse economic or market conditions, or adverse investor perceptions whether or not accurate. Securities of medium and smaller capitalization issuers may therefore be subject to greater price volatility and may decline more significantly in market downturns than securities of larger companies and an Underlying Portfolio may incur losses because it will be required to effect sales at a disadvantageous time and only then at a substantial drop in price. In some cases, these companies may be relatively new issuers (I.E., those having continuous operation histories of less than three years) which carries other risks in addition to the risks of other medium and small capitalization companies. New issuers may be more speculative because such companies are relatively unseasoned. These companies will often be involved in the development or marketing of a new product with no established market, which could lead to significant losses. Smaller and medium capitalization issuers may also require substantial additional capital to support their operations, to finance expansion or to maintain their competitive position; and may have substantial borrowings or may otherwise have a weak financial condition, and may be susceptible to bankruptcy. Transaction costs for these investments are often higher than those of larger capitalization companies.

INVESTMENT STYLE RISK

Different investment styles tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. An Underlying Portfolio may outperform or underperform other funds that employ a different investment style. An Underlying Portfolio may also employ a combination of styles that impact its risk characteristics. Examples of different investment styles include growth and value investing. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's growth of earnings potential. Also, since growth companies usually invest a high portion of earnings in their business, growth stocks may lack the dividends of some value stocks that can cushion stock prices in a falling market. Growth oriented funds will typically underperform when value investing is in favor. Value stocks are those which are undervalued in comparison to their peers due to adverse business developments or other factors. Value investing carries the risk that the market will not recognize a security's inherent value for a long time, or that a stock judged to be undervalued may actually be appropriately priced or overvalued. Value oriented funds will typically underperform when growth investing is in favor.

MORTGAGE-RELATED SECURITIES RISK

Mortgage-related securities may be issued or guaranteed by the U.S. Government, its agencies or instrumentalities or may be issued by private issuers and as such are not guaranteed by the U.S. Government, its agencies or instrumentalities. Like other debt securities, changes in interest rates generally affect the value of a mortgage-backed security. Additionally, some mortgage-backed securities may be structured so that they may be particularly sensitive to interest rates.

Investments in mortgage-related securities are also subject to special risks of prepayment. Prepayment risk occurs when the issuer of a security can prepay the principal prior to the security's maturity. Securities subject to prepayment risk, including the collateralized mortgage obligations and other mortgage-related securities that an Underlying Portfolio can buy, generally offer less potential for gains when prevailing interest rates decline, and have greater potential for loss when interest rates rise depending upon the coupon of the underlying securities. The impact of prepayments on the price of a security may be difficult to predict and may increase the volatility of the price. In addition, early repayment of mortgages underlying these securities may expose an Underlying Portfolio to a lower rate of return when it reinvests the principal. Further, an Underlying Portfolio may buy mortgage-related securities at a premium. Accelerated prepayments on those securities could cause the Underlying Portfolio to lose a portion of its principal investment represented by the premium the Underlying Portfolio paid.

If interest rates rise rapidly, prepayments may occur at slower rates than expected, which could have the effect of lengthening the expected maturity of a short- or medium-term security. That could cause its value to fluctuate more widely in response to changes in interest rates. In turn, this could cause the value of an Underlying Portfolio's shares to fluctuate more.

Non-mortgage asset-backed securities are not issued or guaranteed by the U.S. Government or its agencies or government-sponsored entities. In the event of a failure of these securities or of mortgage-related securities issued by private issuers to pay interest or repay principal, the assets backing these securities such as automobiles or credit card receivables may be insufficient to support the payments on the securities.

MANAGEMENT

The Trust's Board of Trustees is responsible for managing the business affairs of the Trust. The Trustees meet periodically to review the affairs of the Trust and to establish certain guidelines which the Manager is expected to follow in implementing the investment policies and objectives of the Trust. The Trustees also review the management of the Portfolios' assets by the Manager. Information about the Trustees and executive officers of the Trust is contained in the SAI.

THE MANAGER


Met Investors Advisory, LLC (the "Manager"), 5 Park Plaza, Suite 1900, Irvine, California 92614, manages all of the Portfolios. The Manager is responsible for the general management and administration of the Trust and the Portfolios. In addition to its managerial responsibilities, the Manager also is responsible for determining the asset allocation range for the Portfolios and ensuring that the allocations are consistent with the guidelines that have been approved by the Board of Trustees. Within the asset allocation range for the Portfolios, the Manager will periodically establish specific percentage targets for each asset class and each Underlying Portfolio to be held by the Portfolios based on the investment objectives and policies of the Underlying Portfolios, the Manager's investment process as well as its outlook for the economy, financial markets and relative market valuation of each Underlying Portfolio. The Manager is an affiliate of MetLife.


The Portfolios are managed by an Investment Committee composed of Elizabeth M. Forget, John Guthrie, Jr., CFA, Alan C. Leland, Jr., CFA, Thomas C. McDevitt, CIMA, Darrel A. Olson, CFA and Jeffrey L. Bernier, CIMA.

Ms. Forget, chair of the Committee, has been President of the Manager since December 2000, has been President and Trustee of the Trust since December 2000, has been a Senior Vice President of MetLife, Inc. since May 2007, has been President of MetLife Advisers, LLC since May 2006, and has been Trustee of Metropolitan Series Fund, Inc. and Metropolitan Series Fund II since August 2006.

Mr. Guthrie, CFA, Vice President of the Manager, is also Senior Vice President of MetLife Advisers, LLC and serves on MetLife Advisers LLC's Board of Managers. He is also a Vice President of Metropolitan Life Insurance Company. Mr. Guthrie joined New England Life

Insurance Company (an indirect subsidiary of MetLife, Inc.) in 1969 and has served in various positions since that time.

Mr. Leland, CFA, Vice President of the Manager, joined MetLife in 1974. Prior to becoming Vice President of Metropolitan Life Insurance Company in the Annuity Product Management business unit and Chief Financial Officer of MetLife Advisers, LLC, he worked in both MetLife's Investment Department and Group Pension Department.

Mr. McDevitt, CIMA, Vice President of the Manager, also is a Vice President of MetLife Advisers, LLC and is primarily responsible for the oversight of the investment functions of Metropolitan Series Fund, Inc.'s subadvisers and performance analyses of Metropolitan Series Fund, Inc.'s portfolios.
Mr. McDevitt joined Metropolitan Life Insurance Company in 1980 and was responsible for the development, marketing and servicing of an asset allocation and investment advisory service for group pension clients.

Mr. Olson, CFA, Vice President of the Manager, has been with Metropolitan Life Insurance Company for over 25 years and is a Director in the Investments Department. Currently, Mr. Olson manages the assets under MetLife's Employee Benefit Plans. In addition, Mr. Olson serves as Chief of Staff for a review board that oversees all of MetLife's use of unaffiliated managers.


Mr. Bernier, CIMA, joined Metropolitan Life Insurance Company in December 2007. He has been a Vice President of Metropolitan Life Insurance Company and a Vice President of the Manager since 2008. From July 2004 to December 2007
Mr. Bernier was a Director and Senior Investment Analyst of Investment Management Services for John Hancock Financial Services. From May 2000 to December 2001 Mr. Bernier was an Assistant Vice President in the Corporate and Investment Banking division of Wachovia Securities.


The Trust and the Manager have received an exemptive order from the Securities and Exchange Commission that permits the Manager, subject to certain conditions, and without the approval of shareholders to: (a) employ a new unaffiliated investment adviser for a Portfolio pursuant to the terms of a new investment advisory agreement, in each case either as a replacement for an existing investment adviser or as an additional investment adviser; (b) change the terms of any investment advisory agreement; and (c) continue the employment of an existing investment adviser on the same advisory contract terms where a contract has been assigned because of a change in control of the investment adviser. In such circumstances, shareholders would receive notice of such action, including the information concerning the new investment adviser that normally is provided in a proxy statement.

As compensation for its services to the Portfolios, the Manager receives monthly compensation at an annual rate of a percentage of the average daily net assets of each Portfolio. The management fees for each Portfolio are:


PORTFOLIO                                    MANAGEMENT FEE
American Funds Moderate Allocation Portfolio     0.10%
-----------------------------------------------------------
American Funds Balanced Allocation Portfolio     0.10%
-----------------------------------------------------------
American Funds Growth Allocation Portfolio       0.10%
-----------------------------------------------------------

The SAI provides additional information about each Committee member's compensation, other accounts managed and the member's ownership of securities in the Portfolios.

A discussion regarding the basis for the decision to the Trust's Board of Trustees to approve the management agreement with the Manager is available in each Portfolio's semi-annual report.

EXPENSE LIMITATION AGREEMENT


In the interest of limiting expenses of each Portfolio until April 30, 2009, the Manager has entered into an expense limitation agreement with the Trust ("Expense Limitation Agreement"). Pursuant to that Expense Limitation Agreement, the Manager has agreed to waive or limit its fees and to assume other expenses so that the total direct annual operating expenses of each Portfolio other than interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, other extraordinary expenses not incurred in the ordinary course of each Portfolio's business, acquired fund fees and expenses but including amounts payable pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act are limited to 0.65% of daily net assets in the case of each Portfolio.

Each Portfolio may at a later date reimburse the Manager the management fees waived or limited and other expenses assumed and paid by the Manager pursuant to the Expense Limitation Agreement provided such Portfolio has reached a sufficient asset size to permit such reimbursement to be made without causing the total annual expense ratio of each Portfolio to exceed the then existing percentage limits. Consequently, no reimbursement by a Portfolio will be made unless the Portfolio's total annual expense ratio is less than the respective percentages stated above.


The total amount of reimbursement to which the Manager may be entitled will equal, at any time, the sum of (i) all investment management fees previously waived or reduced by the Manager and (ii) all other payments previously remitted by the Manager to the Portfolio during any of the previous five fiscal years, less any reimbursement that the Portfolio has previously paid to the Manager with respect to (a) such investment management fees previously waived or reduced and (b) such other payments previously remitted by the Manager to the Portfolio.

DISTRIBUTION PLAN

Each Portfolio has adopted for its Class C shares a plan pursuant to Rule 12b-1 under the 1940 Act (the "Plan"). Pursuant to the Plan, each Portfolio has entered into a Distribution Agreement with MetLife Investors Distribution Company, located at 5 Park Plaza, Suite 1900, Irvine, California 92614. MetLife Investors Distribution Company is an affiliate of the Manager, and serves as principal underwriter for the Trust. The Plan permits the use of Trust assets to help finance the distribution of the shares of the Portfolios. Under the Plan, the Trust, on behalf of each Portfolio, is permitted to pay to various service providers up to 1.00% of the average daily net assets of the Portfolio allocated to Class C shares as payment for services rendered in connection with the distribution of the shares of the Portfolio. Currently, payments are limited to 0.55% of average net assets which amount may be increased to the full Plan amount by the Trustees of the Trust without shareholder approval. Because these fees are paid out of Trust assets on an on-going basis, over time these costs will increase the cost of your investment and may cost you more than other types of sales charges.

YOUR INVESTMENT

SHAREHOLDER INFORMATION

The separate accounts of MetLife are the record owners of the Portfolios' shares. Any reference to the shareholder in this Prospectus technically refers to those separate accounts and not to you, the Contract owner. The legal rights of you, the Contract owner, are different from the legal rights of the record owner.

However, MetLife is required to solicit instructions from Contract owners when voting on shareholder issues. Any voting by MetLife as shareholder would therefore reflect the actual votes of Contract owners. Neither the Securities and Exchange Commission nor MetLife requires any specific minimum percentage of Contract owners to vote in order for MetLife to echo vote the remaining unvoted votes. MetLife seeks to obtain a reasonable level of turnout given the particular voting trend. MetLife may use various methods of encouraging Contract owners to vote, including additional solicitations. The practice of echo voting means that a minority of Contract owners may, in practice, determine whether an item passes or fails. Please see "Voting Rights" in the prospectus for the Contracts accompanying this Prospectus for more information on your voting rights.

DISCLOSURE OF PORTFOLIO HOLDINGS

Shares of the Trust are offered only to separate accounts of the Insurance Companies. The following information is generally made available on one or more of the Insurance Company websites (including www.metlifeinvestors.com): (i) the portfolio holdings of each Portfolio and (ii) the percentage of the Portfolio's net assets that each of the portfolio holdings represents. This information is posted on the website as early as on or about the tenth business day following the calendar quarter and no later than on or about the first business day of the second month following the calendar quarter. The Trust may exclude any portion of these holdings from the posting when deemed in the best interest of the Trust. These postings generally remain until replaced by new postings as described above. For these purposes, a Portfolio's portfolio holdings are not considered to include transactions transmitted to the Trust's custodian after certain established cut-off times.

A description of the Portfolios' policies and procedures with respect to the disclosure of the Portfolios' portfolio securities is available in the SAI.

DIVIDENDS, DISTRIBUTIONS AND TAXES

DIVIDENDS AND DISTRIBUTIONS

Each Portfolio intends to distribute substantially all of its net investment income, if any. Each Portfolio distributes its dividends from its net investment income to MetLife's separate accounts at least once a year and not to you, the Contract owner. These distributions are in the form of additional shares and not cash. The result is that a Portfolio's investment performance, including the effect of dividends, is reflected in the cash value of the Contracts. Please see the Contract prospectus accompanying this Prospectus for more information.

All net realized long- or short-term capital gains of each Portfolio are distributed once a year and reinvested in the Portfolio.

TAXES

Please see the Contract prospectus accompanying this Prospectus for a discussion of the tax impact on you resulting from the income taxes the separate accounts owe as a result of their ownership of a Portfolio's shares and their receipt of dividends and capital gains.

Each Portfolio expects to qualify and to continue to qualify as a regulated investment company under Subchapter M of the Code. As qualified, a Portfolio is not subject to federal income tax on that part of its taxable income that it distributes to its shareholders. Taxable income consists generally of net investment income, and any capital gains. It is each Portfolio's intention to distribute all such income and gains.

Shares of each Portfolio are currently offered only to the separate accounts of MetLife. Separate accounts are insurance company separate accounts that fund life insurance policies and annuity contracts. Under the Code, an insurance company pays no tax with respect to income of a qualifying separate account when the income is properly allocable to the value of eligible variable annuity or variable life insurance contracts. For a discussion of the taxation of life insurance companies and the separate accounts, as well as the tax treatment of the policies and annuity contracts and the holders thereof, see the discussion of federal income tax considerations included in the prospectus for the Contracts.

Section 817(h) of the Code and the regulations thereunder impose "diversification" requirements on the assets underlying a Contract. Each Portfolio intends to maintain diversification which will allow each Contract to satisfy these requirements. These requirements are in addition to the diversification requirements imposed on each Portfolio by Subchapter M and the 1940 Act. Technically, the section 817(h) requirements provide that, with limited exceptions, as of the end of each calendar quarter or within thirty days thereafter no more than 55% of the assets underlying a Contract may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments, and no more than 90% by any four investments. For this purpose, an investment in a Portfolio is treated not as a single investment but as an investment in each asset owned by the Portfolio, so long as shares of the Portfolio are owned only by separate accounts of insurance companies, by qualified pension and retirement plans, and by a limited class of other investors. Similarly, an investment in an Underlying Portfolio by a Portfolio is treated not as a single investment but as an investment in each asset owned by the Underlying Portfolio, so long as shares of the Underlying Portfolio are owned only by separate accounts of insurance companies, by qualified pension and retirement plans, and by a limited class of other investors. The Portfolios and Underlying Portfolios are and will be so owned. Thus so long as each Portfolio meets the section 817(h) diversification tests, each Contract will also meet those tests. See the prospectus for the Contracts.

The foregoing is only a summary of some of the important federal income tax considerations generally affecting a Portfolio and you; see the SAI for a more detailed discussion. You are urged to consult your tax advisers.

REPORT TO POLICYHOLDERS

The fiscal year of each Portfolio ends on December 31 of each year. The Trust will send to you, at least semi-annually, reports and statements which show the Portfolios' composition and other information. An annual report, with audited information, will be sent to you each year.

SALES AND PURCHASES OF SHARES


The Trust does not sell its shares directly to the public. The Trust continuously sells Class C shares of each Portfolio only to the separate accounts of MetLife to fund Contracts. The Trust could also offer shares to other separate accounts of other insurers if approved by the Board of Trustees.


PURCHASE AND REDEMPTION OF SHARES

MetLife Investors Distribution Company is the principal underwriter and distributor of the Trust's shares. MetLife Investors Distribution Company places orders for the purchase or redemption of shares of each Portfolio based on, among other things, the amount of net Contract premiums or purchase payments transferred to the separate accounts, transfers to or from a separate account investment division and benefit payments to be effected on a given date pursuant to the terms of the Contract. Such orders are effected, without sales charge, at the net asset value per share for each Portfolio determined on that same date. The Trust reserves the right to reject or limit all or part of any purchase or exchange order for any reason.

The Portfolios are available as investment options under a number of different variable insurance products, many of which do not limit the number of transfers among the available underlying funds. A large number of transfers could raise transaction costs for a Portfolio and could require the Portfolio to maintain increased cash reserves, which could harm performance in rising markets.

Shares of the Portfolios are sold and redeemed at their net asset value without the imposition of any sales commission or redemption charge. Class C shares are subject to a Rule 12b-1 fee of 0.55% of average daily net assets. (However, certain sales or other charges may apply to the Contract, as described in the Contract prospectus.) Under certain circumstances, redemption proceeds may be paid in securities or other property rather than in cash if the Manager determines it is in the best interests of the Trust.

MARKET TIMING

The Trust's Board of Trustees has adopted certain procedures, described below, to discourage certain types of trading in Portfolio shares that may be harmful to long-term investors, specifically (i) trading that is designed to exploit pricing inefficiencies and thereby dilute the returns of long-term investors; or (ii) frequent trading by an investor that generates sufficiently volatile cash flows to be disruptive to a portfolio manager's ability to manage a Portfolio's assets ((i) or (ii), "market timing"). The Trust is not intended for investment by market timers. The Trust does not knowingly accommodate market timing in any Portfolio and, to the Trust's knowledge, there are no arrangements currently in place that are designed to permit any contract owner to engage in market timing. As discussed above, the Trust reserves the right to reject or limit all or part of any purchase or exchange order for any reason.

The Trust requires that the insurance company separate accounts that invest in the Portfolios have in place policies and procedures reasonably designed to detect and deter market timing in the separate accounts by contract owners. In addition, the Manager monitors cashflows of certain Portfolios identified as presenting pricing inefficiencies that could potentially be exploited by market timers, and, with respect to each Portfolio, conducts certain tests to help detect cash outflows or cashflow volatility that may be disruptive to a portfolio manager's ability to manage the Portfolio. If, based on such monitoring, the Manager believes (i) that a Portfolio's cash flows may reflect a pattern of market timing or (ii) that a Portfolio's cash flows may reflect frequent trading that is disruptive to the management of the Portfolio and it is appropriate given the context of the cash flow volatility (e.g., type of Portfolio, amount of assets), the Manager will refer the matter to the appropriate insurance company or companies.


Further, in accordance with Rule 22c-2 under the 1940 Act, the Trust has contracted with insurance company separate accounts to enable it to request and receive information regarding transactions in the shares of the Trust's Portfolios and limit transactions that violate the Trust's policies on market timing.


If the Trust finds that any insurance company has in place inadequate policies and procedures, with respect to a particular separate account, to detect and deter market timing in Portfolio shares and there is evidence of market timing in that separate account, the Trust or any of its Portfolios may be discontinued as an investment option of that separate account. In such an event, all contract owners of such separate account would no longer be able to make new investments in the Trust or any of its Portfolios. The Trust reserves the right to modify this policy, including any procedures established from time to time to effectuate this policy, at any time without notice.

LIMITATIONS ON THE TRUST'S ABILITY TO DETECT AND DETER MARKET TIMING

The Portfolios are available as investment options under a number of different variable insurance products. Owners of these variable insurance products transfer value among sub-accounts of the insurance company separate accounts by contacting the insurance companies. The resulting purchases and redemptions of Portfolio shares are made through omnibus accounts of the insurance companies. The right of an owner of such a variable insurance product to transfer among sub-accounts is governed by a contract between the insurance company and such owner. Many of these contracts do not limit the number of transfers among the available underlying funds that a contract owner may make. The terms of these contracts, the presence of financial intermediaries (including the insurance companies) between the Trust and contract owners, the utilization of omnibus accounts by these intermediaries and other factors such as state insurance laws may limit the Trust's ability to detect and deter market timing. Multiple tiers of such financial intermediaries may further compound the Trust's difficulty in detecting and deterring such market timing activities.

RISKS ASSOCIATED WITH MARKET TIMING GENERALLY

While the Trust will try to detect and deter market timing by utilizing the procedures described above, these procedures may not be successful in identifying or deterring market timing. By realizing profits through short-term trading, contract owners that engage in market timing activities may dilute the value of shares held by long-term investors. Cashflow volatility resulting from frequent trading of Portfolio shares, especially involving large dollar amounts, may disrupt a portfolio manager's ability to manage the Portfolio's assets. Frequent trading may be disruptive if it makes it difficult for a Portfolio to implement its long-term investment strategies, for example by causing the Portfolio to maintain a higher level of its assets in cash to accommodate such frequent trading. Frequent trading may also be disruptive if it forces a Portfolio to sell portfolio securities at inopportune times to raise cash to accommodate such trading activity. In addition, frequent trading may cause a Portfolio to incur increased expenses. For example, as a result of such frequent trading, a Portfolio may be forced to liquidate investments and thereby incur increased brokerage costs and realization of taxable capital gains without attaining any investment advantage. All of these factors may adversely affect Portfolio performance.

Associated with an investment in a Portfolio that itself invests in securities that are, for example, thinly traded, traded infrequently, or relatively less liquid is the risk that the current market price for the securities may not accurately reflect current market values. A market timer may seek to engage in strategies designed to take advantage of these pricing differences ("price arbitrage") and thereby dilute the returns of long-term investors. Portfolios that may be adversely affected by price arbitrage include those Portfolios that significantly invest in small cap equity securities and in certain fixed-income securities, such as high yield bonds.

A Portfolio that invests significantly in foreign securities may be particularly susceptible to strategies designed to exploit pricing inefficiencies. This is because foreign securities are typically traded on markets that close well before the time a Portfolio calculates its net asset value (typically at 4:00 p.m. Eastern Time), which gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities. The time zone differences among international stock markets can allow a market timer engaging in certain strategies to exploit differences in Portfolio share prices that are based on closing prices of foreign securities established some time before the Portfolio calculates its own share price (a type of price arbitrage referred to as "time zone arbitrage"). As discussed more fully below, the Trust has procedures, referred to as fair value pricing, that allow the Trust to adjust closing market prices of foreign securities to reflect what is believed to be the fair value of those securities at the time a Portfolio calculates its net asset value. While there is no assurance, the Portfolios expect that the use of fair value pricing will reduce a market timer's ability to engage in time zone arbitrage to the detriment of Portfolio shareholders.

VALUATION OF SHARES


Each Portfolio's net asset value ("NAV") per share is ordinarily determined once daily, as of the close of the regular session of business on the New York Stock Exchange (NYSE) (usually at 4:00 p.m., Eastern Time), on each day the NYSE is open. To the extent that the Portfolio's assets are traded in other markets when the NYSE is closed, the value of the Portfolio's assets may be effected on days when the Trust is not open for business. In addition, trading in some of the Portfolio's assets may not occur when the Trust is open for business.

NAV of a Portfolio share is computed by dividing the value of the net assets of the Portfolio by the total number of shares outstanding in the Portfolio. Share prices for any transaction are those next calculated after receipt of an order.

Except for money market instruments maturing in 60 days or less and foreign securities as discussed below, securities held by the Portfolios are valued at market value. If market values are not readily available, or if available market quotations are not reliable, securities are priced at their fair value as determined by the Valuation Committee of the Trust's Board of Trustees using procedures approved by the Board of Trustees. The Portfolios may use fair value pricing if the value of a security has been materially affected by events occurring before the Portfolio's calculation of NAV but after the close of the primary markets on which the security is traded.


The Portfolios may also use fair value pricing if reliable market quotations are unavailable due to infrequent trading or if trading in a particular security was halted during the day and did not resume prior to the Portfolios' calculation of NAV. The use of fair value pricing has the effect of valuing a security based upon the price a Portfolio might reasonably expect to receive if it sold that security but does not guarantee that the security can be sold at the fair value price. Further, because of the inherent uncertainty of fair valuation, a fair valuation price may differ significantly from the value that would have been used had a ready market for the investment existed, and these differences could be material. With respect to any portion of a Portfolio's assets that is invested in other open-end investment companies, that portion of the Portfolio's NAV is calculated based on the NAV of that investment company. The prospectus for the other investment company explains the circumstances and effects of fair value pricing for that investment company.

Each Portfolio has retained a third party pricing service to automatically fair value each of its investments that is traded principally on a foreign exchange or market, subject to adjustment by the Trust's Valuation Committee. The Valuation Committee will regularly monitor and review the services provided by the pricing service to the Portfolios and periodically report to the Board on the pricing services' performance.

Money market instruments maturing in 60 days or less are valued on the amortized cost basis.

APPENDIX A

DESCRIPTION OF THE AMERICAN FUND INSURANCE SERIES UNDERLYING PORTFOLIOS


Each of the Portfolios may invest in Class 1 shares of the American Fund Insurance Funds (the "Underlying Portfolios"). The following tables set forth:
(i) the names of the Underlying Portfolios, (ii) the expense ratios of the Class 1 shares of the Underlying Portfolios for the most recent fiscal year, and (ii) brief descriptions of the Underlying Portfolios investment goals and principal strategies. Each of the Underlying Portfolios is managed by Capital Research and Management Company. Additional investment practices are described in the American Funds Insurance Funds' SAI and in the prospectus for the Underlying Portfolios.



UNDERLYING PORTFOLIO             EXPENSE RATIO GOAL AND PRINCIPAL STRATEGY
Global Small Capitalization Fund     0.73%     The Fund seeks to grow over time by investing primarily in stocks of smaller companies, located around the world. Normally, the Fund invests at least 80%, of its assets in equity securities of companies with small market capitalizations, measured at the time of purchase. However, the
                                               Fund's holding of small capitalization stocks may fall below the 80%
                                               threshold due to subsequent market action.
-----------------------------------------------------------------------------------------------------------------------------
Growth Fund                          0.33%     The Fund seeks to grow by investing primarily in commons tocks of companies that appear to offer superior opportunities for growth of capital.
                                               In seeking to pursue its investment objective, the Fund may invest in the securities of issuers representing a broad range of market capitalizations.
-----------------------------------------------------------------------------------------------------------------------------
International Fund                   0.52%     The Fund seeks to grow over time by investing primarily in common stocks of companies located outside the United States. The Fund is designed for investors seeking capital appreciation through stocks. Investors in the
                                               Fund should have a long-term perspective and be able to tolerate potentially wide price fluctuations.
-----------------------------------------------------------------------------------------------------------------------------
New World Fund                       0.82%     The Fund seeks to grow over time by investing primarily in stocks of companies with significant exposure to countries with developing economies and/or markets. The Fund may also invest in debt securities of issuers, including issuers of lower rated bonds, with exposure to these countries. The Fund is designed for investors seeking capital appreciation.
-----------------------------------------------------------------------------------------------------------------------------
Growth-Income Fund                   0.27%     The Fund seeks to grow and provide income over time by investing primarily in common stocks or other securities that demonstrate the potential for appreciation and/or dividends. The Fund may invest up to
                                               15% of its assets, at the time of purchase, in securities of issuers domiciled outside the United States and not included in S&P 500 Index.
-----------------------------------------------------------------------------------------------------------------------------
Bond Fund                            0.41%     The Fund seeks to maximize current income and preserve capital.
                                               Normally, the Fund invests at least 80% of its assets in bonds. The Fund will invest at least 65% of its assets in investment-grade debt securities
                                               (including cash and cash equivalents) and may invest up to 35% of its assets in bonds rated Ba or below by Moody's Investors Service and BB or below by Standard & Poor's Ratings Service or unrated but determined to be of equivalent quality.
-----------------------------------------------------------------------------------------------------------------------------
High-Income Bond Fund                0.48%     The Fund seeks to provide a high level of current income and, secondarily, capital appreciation by investing at least 65% of its assets in higher yielding and generally lower quality debt securities (rated Ba or below by
                                               Moody's Investors Service or BB or below by Standard & Poor's Ratings
                                               Service or unrated but determined to be of equivalent quality). The Fund may also invest up to 25% of its assets in securities of non-U.S. issuers.
                                               Normally, the Fund invests at least 80% of its assets in bonds.
-----------------------------------------------------------------------------------------------------------------------------

UNDERLYING PORTFOLIO  EXPENSE RATIO GOAL AND PRINCIPAL STRATEGY
U.S.                      0.46%     The Fund seeks to provide a high level of current income, as well as
 Government/AAA-Rated               preservation of investment. Normally, the Fund will invest at least 80% of
 Securities Fund                    its assets in securities that are guaranteed by the "full faith and credit"
                                    pledge of the U.S. government or debt securities that are rated Aaa by
                                    Moody's Investors Service or AAA by Standard & Poor's Ratings Service
                                    or unrated but determined to be of equivalent quality. The Fund is designed for investors seeking income and more price stability than from investing in stocks and lower quality debt securities, and capital preservation over the long term.

                                    The Fund may also invest a significant portion of its assets in securities backed by pools of mortgages. Certain of these securities may not be backed by the full faith and credit of the U.S. government and are supported only by the credit of the issuer. Such securities may include mortgage-backed securities issued by the Federal National Mortgage
                                    Association ("Fannie Mae") and the Federal Home Loan Mortgage
                                    ("Freddie Mac") are neither issued nor guaranteed by the U.S. Treasury.
----------------------------------------------------------------------------------------------------------------
Global Bond Fund          0.61%     The Fund seeks to provide a high level of total return as is consistent with prudent management, by investing primarily in investment grade bonds issued by entities based around the world and denominated in various currencies, including U.S. dollars. The Fund may also invest in lower quality, higher yielding debt securities, sometimes referred to as "junk bonds." The total return of the Fund will be the result of interest income, changes in the market value of the Fund's investments and changes in the value of other currencies relative to the U.S. dollar.
----------------------------------------------------------------------------------------------------------------

FOR MORE INFORMATION

If you would like more information about a Portfolio, the following documents are available to you free upon request:

ANNUAL/SEMI-ANNUAL REPORTS

Contain additional information about a Portfolio's performance. In a Portfolio's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION ("SAI")

Provides a fuller technical and legal description of the Portfolio's policies, investment restrictions, and business structure. The SAI is legally considered to be a part of this Prospectus.

IF YOU WOULD LIKE A COPY OF THE CURRENT VERSIONS OF THESE DOCUMENTS, OR OTHER INFORMATION ABOUT A PORTFOLIO, CONTACT:

                          MET INVESTORS SERIES TRUST
                                 5 PARK PLAZA
                                  SUITE 1900
                           IRVINE, CALIFORNIA 92614

                                1-800-848-3854


Free copies of the SAI and Annual and Semi-Annual Reports are available at the following website: www.metlifeinvestors.com. Information about a Portfolio, including the Annual and Semi-annual Reports and SAI, may also be obtained from the Securities and Exchange Commission ("SEC"):


[_] IN PERSONReview and copy documents in the SEC's Public Reference Room in
             Washington, D.C. (for information call 202-551-8090).

[_] ON LINE  Retrieve information from the EDGAR database on the SEC's web site at: http://www.sec.gov.

[_] BY MAIL  Request documents, upon payment of a duplicating fee, by writing to SEC, Public Reference Section, Washington, D.C. 20549 or by e-mailing the SEC at publicinfo@sec.gov.

                             SEC FILE # 811-10183

                                 MET INVESTORS
                            S E R I E S   T R U S T

                         American Funds Bond Portfolio

                        American Funds Growth Portfolio

                    American Funds International Portfolio

                                Class C Shares

                                __PROSPECTUS__

                                APRIL 28, 2008

Like all securities, these securities have not been approved or disapproved by the Securities and Exchange Commission, nor has the Securities and
       Exchange Commission passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

                           ____TABLE OF CONTENTS____

                                                             PAGE

           INTRODUCTION                                       3
              Understanding the Trust                         3
              Understanding the Portfolios                    3

           THE PORTFOLIOS                                     5

             INVESTMENT SUMMARY                               5
              American Funds Bond Portfolio                   6
              American Funds Growth Portfolio                 9
              American Funds International Portfolio          12

             PRIMARY RISKS OF INVESTING IN THE PORTFOLIOS     15
             ADDITIONAL INVESTMENT STRATEGIES                 18
             MANAGEMENT                                       18
              The Portfolios' Manager                         19
              The Master Funds' Investment Adviser            20
              Distribution Plan                               27

           YOUR INVESTMENT                                    27
              Shareholder Information                         27
              Dividends, Distributions and Taxes              28
              Sales and Purchases of Shares                   29

           FOR MORE INFORMATION                           Back Cover

INTRODUCTION

UNDERSTANDING THE TRUST

Met Investors Series Trust (the "Trust") is an open-end management investment company that offers a selection of fifty-two managed investment portfolios or mutual funds, only three of which are offered through this Prospectus (the "Portfolios"). Each of the three Portfolios described in this Prospectus has its own investment objective designed to meet different investment goals. Please see the Investment Summary section of this Prospectus for specific information on each Portfolio.

  INVESTING THROUGH A VARIABLE INSURANCE CONTRACT

  Class C shares of the Portfolios are currently only sold to separate accounts of Metropolitan Life Insurance Company and certain of its affiliates (collectively, "MetLife" or the "Insurance Companies") to fund the benefits under certain individual flexible premium variable life insurance policies and individual and group variable annuity contracts (collectively, "Contracts"). As a Contract owner, your premium payments are allocated to one or more of the Portfolios in accordance with your Contract.

  A particular Portfolio of the Trust may not be available under the Contract you have chosen. The prospectus for the Contracts shows the Portfolios available to you. Please read this Prospectus carefully before selecting a Portfolio. It provides information to assist you in your decision. If you would like additional information about a Portfolio, please request a copy of the Statement of Additional Information ("SAI"). For details about how to obtain a copy of the SAI and other reports and information, please see the back cover of this Prospectus. The SAI is incorporated by reference into this Prospectus.

UNDERSTANDING THE PORTFOLIOS

  MASTER-FEEDER STRUCTURE

Each Portfolio described in this Prospectus operates as a "feeder fund" which means that the Portfolio does not buy investment securities directly. Instead, it invests in a "master fund" which in turn purchases investment securities. Each Portfolio has essentially the same investment objective and limitations as its master fund. Each master fund is a series of American Funds Insurance Series ("American Funds") (each a "Master Fund"). Each Master Fund has other shareholders, each of whom will pay their proportionate share of the Master Fund's expenses. Each Portfolio will purchase Class 1 shares of its corresponding Master Fund as set forth below.


 PLEASE SEE THE CONTRACT PROSPECTUS THAT ACCOMPANIES THIS PROSPECTUS FOR A DETAILED EXPLANATION OF YOUR CONTRACT.

TRUST PORTFOLIO                        AMERICAN FUNDS MASTER FUND
American Funds Bond Portfolio              Bond Fund
-----------------------------------------------------------------
American Funds Growth Portfolio            Growth Fund
-----------------------------------------------------------------
American Funds International Portfolio     International Fund
-----------------------------------------------------------------

THE PROSPECTUS FOR THE AMERICAN FUNDS MASTER FUNDS IS DELIVERED TOGETHER WITH THIS PROSPECTUS. The statement of additional information of the American Funds Master Funds is available upon request as described on the back cover.

After this Introduction you will find an Investment Summary for each Portfolio. Each Investment Summary presents important facts about a Portfolio and its corresponding Master Fund, including information about its investment objective, principal investment strategy, primary risks, fees and expenses and past performance.

                                THE PORTFOLIOS

INVESTMENT SUMMARY

Each Portfolio's summary discusses the following:

    INVESTMENT OBJECTIVE
    What is the Portfolio's investment goal?

    PRINCIPAL INVESTMENT STRATEGY
    How does the Portfolio attempt to achieve its investment goal? What types of investments does it contain? What style of investing and investment philosophy does it follow?

    PRIMARY RISKS
    What are the specific risks of investing in the Portfolio?

    PAST PERFORMANCE
    How well has the Portfolio performed over time?

    FEES AND EXPENSES
    What is the cost of investing in the Portfolio?

Each Portfolio has a stated investment objective which is the same as the objective of the corresponding Master Fund in which it invests. Each Master Fund pursues this investment objective through separate investment strategies or policies. There can be no assurance that the Portfolio or its Master Fund will achieve its investment objective.

In addition to its principal investment strategy, each Portfolio and corresponding Master Fund may invest in various types of securities and engage in various investment techniques and practices which are not the principal focus of the Portfolio or Master Fund and therefore are not described in the Investment Summary section of the Prospectus. These other securities and investment techniques and practices in which a Portfolio or Master Fund may engage, together with their risks, are briefly discussed in "Additional Investment Strategies" in this Prospectus and in the statement of additional information of the Master Funds.

Following the Investment Summary is the section entitled "Primary Risks of Investing in the Portfolios" which lists some of the factors that may affect the value of a Portfolio's investments. You can lose money by investing in the Portfolios.

The SAI provides more detailed information regarding the various types of securities that a Portfolio may purchase and certain investment techniques and practices of the Portfolio's Manager.

The Contracts may be sold by banks. AN INVESTMENT IN A PORTFOLIO OF THE TRUST THROUGH A CONTRACT IS NOT A DEPOSIT OR OBLIGATION OF, OR GUARANTEED BY, ANY BANK, AND IS NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY OF THE U.S. GOVERNMENT.


 EACH PORTFOLIO IN THIS PROSPECTUS IS A MUTUAL FUND: A POOLED INVESTMENT THAT IS PROFESSIONALLY MANAGED AND THAT GIVES YOU THE OPPORTUNITY TO PARTICIPATE IN FINANCIAL MARKETS. EACH PORTFOLIO STRIVES TO REACH ITS STATED INVESTMENT OBJECTIVE, WHICH CAN BE CHANGED WITHOUT SHAREHOLDER APPROVAL. AS WITH ALL MUTUAL FUNDS, THERE IS NO GUARANTEE THAT A PORTFOLIO WILL ACHIEVE ITS INVESTMENT OBJECTIVE.

 A MASTER FUND'S INVESTMENT ADVISER MAY SELL A PORTFOLIO SECURITY WHEN THE VALUE OF THE INVESTMENT REACHES OR EXCEEDS ITS ESTIMATED FAIR VALUE, TO TAKE ADVANTAGE OF MORE ATTRACTIVE INVESTMENT YIELD OPPORTUNITIES, WHEN THE ISSUER'S INVESTMENT FUNDAMENTALS BEGIN TO DETERIORATE, WHEN THE MASTER FUND MUST MEET REDEMPTIONS, OR FOR OTHER INVESTMENT REASONS. A PORTFOLIO WILL REDEEM SHARES OF ITS CORRESPONDING MASTER FUND WHEN THE PORTFOLIO MUST MEET REDEMPTIONS.

                         AMERICAN FUNDS BOND PORTFOLIO

INVESTMENT OBJECTIVE:

To maximize current income and preserve capital.

PRINCIPAL INVESTMENT STRATEGY:

The American Funds Bond Portfolio invests all of its assets in the Class 1 shares of the Bond Fund, a series of American Funds (the "Bond Fund"). Normally, the Bond Fund invests at least 80% of its assets in bonds. The Bond Fund will invest at least 65% of its assets in investment grade debt securities (including cash and cash equivalents) and may invest up to 35% of its assets in bonds that are rated Ba or below by Moody's Investors Service, Inc. ("Moody's") and BB or below by Standard & Poor's Ratings Service ("S&P") or that are unrated but determined to be of equivalent quality. Such securities are sometimes referred to as "junk bonds". The Bond Fund may invest in bonds of issuers domiciled outside the United States without limit, however, only up to 20% of Bond Fund's assets may be invested in securities denominated in currencies other than the U.S. dollar. The Bond Fund may also invest up to 20% of its assets in preferred stocks, including convertible and non-convertible preferred stocks.

PRIMARY RISKS:

The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail starting on page 15, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:

  .  Market risk

  .  Interest rate risk

  .  Credit risk

  .  High yield debt security risk

  .  Foreign investment risk

PAST PERFORMANCE:

As of the date of this Prospectus, the Portfolio had not commenced operations. No performance information is currently available.

For information on the Bond Fund's performance, see page 21.

FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are estimated for the fiscal year ended December 31, 2008 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below reflect aggregate annual operating expenses of the Portfolio and the Bond Fund. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. If such expenses were reflected in the Example, the expense amounts indicated would be higher. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)


                                                                              Class C
-------------------------------------------------------------------------------------
Management Fees                                                                0.00%
-------------------------------------------------------------------------------------
12b-1 Fee                                                                      0.55%
-------------------------------------------------------------------------------------
Other Expenses                                                                 0.44%
-------------------------------------------------------------------------------------
Acquired (Master) Fund Fees and Expenses (Bond Fund)/*/                        0.41%
-------------------------------------------------------------------------------------
Total Annual Portfolio Operating Expenses and Acquired (Master) Fund Fees and
 Expenses Before Expense Waiver                                                1.40%
-------------------------------------------------------------------------------------
Contractual Expense Waiver**                                                   0.34%
-------------------------------------------------------------------------------------
Total Annual Portfolio Operating Expenses and Acquired (Master) Fund Fees and
 Expenses After Expense Waiver                                                 1.06%
-------------------------------------------------------------------------------------



         * As an investor in the Bond Fund, the Portfolio also will bear its pro-rata portion of the operating expenses of the Bond Fund, including the management fee. The Bond Fund's fees and expenses are for the fiscal year ended December 31, 2007. The Bond Fund's investment adviser is currently waiving 10% of its management fee. The waiver will continue at this level until further review. The Acquired (Master) Fund Fees and Expenses do not reflect this waiver. Giving effect to such waiver, Total Annual Portfolio Operating Expenses After Expense Waiver and Acquired (Master) Fund Fees and Expenses would be 1.02%.
        ** Met Investors Advisory, LLC (the "Manager") and the Trust have entered into an Expense Limitation Agreement whereby the total direct Annual Portfolio Operating Expenses for the Class C shares of the Portfolio will not exceed 0.65% for the period ended April 30, 2009 and in any year in which the Agreement is in effect. Under certain circumstances, any fees waived or expenses reimbursed by the Manager may, with the approval of the Trust's Board of Trustees, be repaid to the Manager.



 PORTFOLIO MANAGEMENT OF THE BOND FUND:

..  Capital Research and Management Company see page 20

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.


The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same and that all expense limitations remain in effect only for the period ended April 30, 2009. The Example is for illustration only, and your actual costs may be higher or lower.


EXAMPLE OF PORTFOLIO EXPENSES

        Class C
----------------
1 Year  $    109
----------------
3 Years $    412
----------------

                        AMERICAN FUNDS GROWTH PORTFOLIO

INVESTMENT OBJECTIVE:

To achieve growth of capital.

PRINCIPAL INVESTMENT STRATEGY:

The American Funds Growth Portfolio invests all of its assets in Class 1 shares of the Growth Fund, a series of American Funds (the "Growth Fund"). The Growth Fund invests primarily in common stocks of companies that appear to offer superior opportunities for growth of capital. The Growth Fund may invest in the securities of issuers representing a broad range of market capitalizations. The Growth Fund may invest up to 15% of its assets in equity securities of issuers domiciled outside the United States and Canada.

PRIMARY RISKS:

The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail starting on page 15, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:

  .  Market risk

  .  Market capitalization risk

  .  Investment style risk

  .  Foreign investment risk

 PORTFOLIO MANAGEMENT OF THE GROWTH FUND:

..  Capital Research and Management Company see page 20


PAST PERFORMANCE:

As of the date of this Prospectus, the Portfolio had not commenced operations. No performance information is currently available.

For information on the Growth Fund's performance, see page 23.

FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are estimated for the fiscal year ended December 31, 2008 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below reflect aggregate annual operating expenses of the Portfolio and the Growth Fund. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. If such expenses were reflected in the Example, the expense amounts indicated would be higher. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)


                                                                              Class C
-------------------------------------------------------------------------------------
Management Fees                                                                0.00%
-------------------------------------------------------------------------------------
12b-1 Fee                                                                      0.55%
-------------------------------------------------------------------------------------
Other Expenses                                                                 0.13%
-------------------------------------------------------------------------------------
Acquired (Master) Fund Fees and Expenses (Growth Fund)/*/                      0.33%
-------------------------------------------------------------------------------------
Total Annual Portfolio Operating Expenses and Acquired (Master) Fund Fees and
 Expenses Before Expense Waiver                                                1.01%
-------------------------------------------------------------------------------------
Contractual Expense Waiver**                                                   0.03%
-------------------------------------------------------------------------------------
Total Annual Portfolio Operating Expenses and Acquired (Master) Fund Fees and
 Expenses After Expense Waiver                                                 0.98%
-------------------------------------------------------------------------------------



         * As an investor in the Growth Fund, the Portfolio also will bear its pro-rata portion of the operating expenses of the Growth Fund, including the management fee. The Growth Fund's fees and expenses are for the fiscal year ended December 31, 2007. The Growth Fund's investment adviser is currently waiving 10% of its management fee. The waiver will continue at this level until further review. The Acquired (Master) Fund Fees and Expenses do not reflect this waiver. Giving effect to such waiver, Total Annual Portfolio Operating Expenses After Expense Waiver and Acquired (Master) Fund Fees and Expenses would be 0.95%.
        ** The Manager and the Trust have entered into an Expense Limitation
           Agreement whereby the total direct Annual Portfolio Operating Expenses for the Class C shares of the Portfolio will not exceed 0.65% for the period ended April 30, 2009 and in any year in which the Agreement is in effect. Under certain circumstances, any fees waived or expenses reimbursed by the Manager may, with the approval of the Trust's Board of Trustees, be repaid to the Manager.

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.


The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same and that all expense limitations remain in effect only for the period ended April 30, 2009. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.


EXAMPLE OF PORTFOLIO EXPENSES

        Class C
----------------
1 Year  $    100
----------------
3 Years $    320
----------------

                    AMERICAN FUNDS INTERNATIONAL PORTFOLIO

INVESTMENT OBJECTIVE:

To achieve growth of capital.

PRINCIPAL INVESTMENT STRATEGY:

The American Funds International Portfolio invests all of its assets in the Class 1 shares of International Fund, a series of American Funds (the "International Fund"). The International Fund invests primarily in common stocks of companies located outside the United States.

PRIMARY RISKS:

The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail starting on page 15, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:

  .  Market risk

  .  Foreign investment risk

  .  Market capitalization risk

  .  Investment style risk

In addition, investments in emerging markets include all of the risks of investments in foreign securities and are subject to severe price declines. The economic and political structures of developing nations, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity. Such countries may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners and economies based on only a few industries. For these reasons, all of the risks of investing in foreign securities are heightened by investing in emerging markets countries. The markets of developing countries have been more volatile than the markets of developed countries with more mature economies. These markets often have provided significantly higher or lower rates of return than developed markets, and significantly greater risks, to investors.

PAST PERFORMANCE:

As of the date of this Prospectus, the Portfolio had not commenced operations. No performance information is currently available.

For information on the International Fund's performance, see page 25.

FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are estimated for the fiscal year ended December 31, 2008 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below reflect aggregate annual operating expenses of the Portfolio and the International Fund. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. If such expenses were reflected in the Example, the expense amounts indicated would be higher. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)


                                                                              Class C
-------------------------------------------------------------------------------------
Management Fees                                                                0.00%
-------------------------------------------------------------------------------------
12b-1 Fee                                                                      0.55%
-------------------------------------------------------------------------------------
Other Expenses                                                                 0.36%
-------------------------------------------------------------------------------------
Acquired (Master) Fund Fees and Expenses (International Fund)*                 0.52%
-------------------------------------------------------------------------------------
Total Annual Portfolio Operating Expenses and Acquired (Master) Fund Fees and
 Expenses Before Expense Waiver                                                1.43%
-------------------------------------------------------------------------------------
Contractual Expense Waiver**                                                   0.26%
-------------------------------------------------------------------------------------
Total Annual Portfolio Operating Expenses and Acquired (Master) Fund Fees and
 Expenses After Expense Waiver                                                 1.17%
-------------------------------------------------------------------------------------



         * As an investor in the International Fund, the Portfolio also will bear its pro-rata portion of the operating expenses of the International Fund, including the management fee. The International Fund's fees and expenses are for the fiscal year ended December 31, 2007. The International Fund's investment adviser is currently waiving 10% of its management fee. The waiver will continue at this level until further review. The Acquired (Master) Fund Fees and Expenses do not reflect this waiver. Giving effect to such waiver, Total Annual Portfolio Operating Expenses After Expense Waiver and Acquired (Master) Fund Fees and Expenses would be 1.12%.
        ** The Manager and the Trust have entered into an Expense Limitation
           Agreement whereby the total direct Annual Portfolio Operating Expenses for the Class C shares of the Portfolio will not exceed 0.65% for the period ended April 30, 2009 and in any year in which the Agreement is in effect. Under certain circumstances, any fees waived or expenses reimbursed by the Manager may, with the approval of the Trust's Board of Trustees, be repaid to the Manager.



 PORTFOLIO MANAGEMENT OF THE INTERNATIONAL FUND:

..  Capital Research and Management Company see page 20

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.


The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same and that all expense limitations remain in effect only for the period ended April 30, 2009. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.


EXAMPLE OF PORTFOLIO EXPENSES

        Class C
---------------
1 Year   $120
---------------
3 Years  $430
---------------

PRIMARY RISKS OF INVESTING IN THE PORTFOLIOS

One or more of the following primary risks may apply to your Portfolio as a result of the investments made by its corresponding Master Fund. Please see the Investment Summary for your particular Portfolio to determine which risks apply and for a discussion of other risks that may apply to the Portfolio. Please refer to the Master Funds' prospectus and statement of additional information for a further discussion of the risks that may apply to the Master Funds. Please note that there are many other circumstances that could adversely affect your investment and prevent a Portfolio from reaching its objective, which are not described here.

MARKET RISK


A Master Fund's share price and, consequently, a Portfolio's share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including disappointing corporate earnings, adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or a company may deteriorate. In addition, an assessment by a Master Fund's investment adviser of particular companies may prove incorrect, resulting in losses or poor performance by those holdings, even in a rising market. A Master Fund could also miss attractive investment opportunities if its investment adviser underweights markets or industries where there are significant returns, and could lose value if the investment adviser overweights markets or industries where there are significant declines.


Stocks purchased in initial public offerings (IPOs) have a tendency to fluctuate in value significantly shortly after the IPO relative to the price at which they were purchased. These fluctuations could impact the net asset value and return earned on the Master Fund's shares.

INTEREST RATE RISK

The values of debt securities are subject to change when prevailing interest rates change. When interest rates go up, the value of debt securities and certain dividend paying stocks tends to fall. If a Master Fund invests a significant portion of its assets in debt securities or stocks purchased primarily for dividend income and interest rates rise, then the value of your investment may decline. Alternatively, when interest rates go down, the value of debt securities and certain dividend paying stocks may rise.

Interest rate risk will affect the price of a fixed income security more if the security has a longer maturity because changes in interest rates are increasingly difficult to predict over longer periods of time. Fixed income securities with longer maturities will therefore be more volatile than other fixed income securities with shorter maturities. Conversely, fixed income securities with shorter maturities will be less volatile but generally provide lower returns than fixed income securities with longer maturities. The average maturity and duration of a Master Fund's fixed income investments will affect the volatility of the Master Fund's share price, and consequently, a Portfolio's share price.

CREDIT RISK

The value of debt securities is directly affected by an issuer's ability to pay principal and interest on time. If a Master Fund invests in debt securities, the value of your investment may be adversely affected when an issuer fails to pay an obligation on a timely basis. A Master Fund, and, with respect to repurchase agreements, a Portfolio may also be subject to credit risk to the extent it engages in transactions, such as securities loans, repurchase agreements or certain derivatives, which involve a promise by a third party to honor an obligation to the Master Fund or Portfolio. Such third party may be unwilling or unable to honor its financial obligations.

HIGH YIELD DEBT SECURITY RISK

High yield debt securities, or junk bonds, are securities which are rated below "investment grade" or are not rated, but are of equivalent quality. High yield debt securities range from those for which the prospect for repayment of principal and interest is predominantly speculative to those which are currently in default on principal or interest payments. A Master Fund with high yield debt securities may be more susceptible to credit risk and market risk than a Master Fund that invests only in higher quality debt securities because these lower-rated debt securities are less secure financially and more sensitive to downturns in the economy. In addition, the secondary market for such securities may not be as liquid as that for more highly rated debt securities. As a result, a Master Fund's investment adviser may find it more difficult to sell these securities or may have to sell them at lower prices.

You should understand that high yield securities are not generally meant for short-term investing. When a Master Fund invests in high yields securities it generally seeks to receive a correspondingly higher return to compensate it for the additional credit risk and market risk it has assumed.

FOREIGN INVESTMENT RISK

Investments in foreign securities involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject. These risks may include:

  . Seizure by the government of company assets, excessive taxation, withholding taxes on dividends and interest, limitations on the use or transfer of portfolio assets, and political or social instability.

  . Enforcing legal rights may be difficult, costly and slow in foreign countries, and there may be special problems enforcing claims against foreign governments.

  . Foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there may be less public information about their operations.

  .  Foreign markets may be less liquid and more volatile than U.S. markets.

  . Foreign securities often trade in currencies other than the U.S. dollar, and a Master Fund may directly hold foreign currencies and purchase and sell foreign currencies. Changes in currency exchange rates will affect a Master Fund's net asset value (and as a result a Portfolio's net asset value), the value of dividends and interest earned, and gains and losses realized on the sale of foreign securities. An increase in the strength of the U.S. dollar relative to these other currencies may cause the value of a Master Fund to decline. Certain foreign currencies may be particularly volatile, and foreign governments may intervene in the currency markets, causing a decline in value or liquidity of a Master Fund's foreign currency or securities holdings.

  . Costs of buying, selling and holding foreign securities, including brokerage, tax and custody costs, may be higher than those involved in domestic transactions.

MARKET CAPITALIZATION RISK

Stocks fall into three broad market capitalization categories--large, medium and small. Investing primarily in one category carries the risk that due to current market conditions that category may be out of favor. If valuations of large capitalization companies appear to be greatly out of proportion to the valuations of small or medium capitalization companies, investors may migrate to the stocks of small and mid-sized companies causing a Master Fund that invests in these companies to increase in value more rapidly than a fund that invests in larger, fully-valued companies. Larger more established companies may also be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion. Investing in medium and small capitalization companies may be subject to special risks associated with narrower product lines, more limited financial resources, smaller management groups, and a more limited trading market for their stocks as compared with larger companies. Securities of smaller capitalization issuers may therefore be subject to greater price volatility and may decline more significantly in market downturns than securities of larger companies. In some cases, these companies may be relatively new issuers (I.E., those having continuous operation histories of less than three years) which carries other risks in addition to the risks of other medium and small capitalization companies. New issuers may be more speculative because such companies are relatively unseasoned. These companies will often be involved in the development or marketing of a new product with no established market, which could lead to significant losses.

INVESTMENT STYLE RISK

Different investment styles tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. A Master Fund may outperform or underperform other funds that employ a different investment style. A Master Fund may also employ a combination of styles that impact its risk characteristics. Examples of different investment styles include growth and value investing. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's growth of earnings potential. Also, since growth companies usually invest a high portion of earnings in their business, growth stocks may lack the dividends of some value stocks that can cushion stock prices in a falling market. Growth oriented funds will typically underperform when value investing is in favor. Value stocks are those which are undervalued in comparison to their peers due to adverse business developments or other factors. Value investing carries the risk that the market will not recognize a security's inherent value for a long time, or that a stock judged to be undervalued may actually be appropriately priced or overvalued. Value oriented funds will typically underperform when growth investing is in favor.

ADDITIONAL INVESTMENT STRATEGIES

In addition to the principal investment strategies discussed in each Portfolio's Investment Summary, the Portfolio may at times invest a portion of its assets in repurchase agreements. Repurchase agreements involve the purchase of a security by the Portfolio and a simultaneous agreement by the seller (generally a bank or dealer) to repurchase the security from the Portfolio at a specified date or upon demand. This technique offers a method of earning income on idle cash. Repurchase agreements involve credit risk, i.e., the risk that the seller will fail to repurchase the security, as agreed. In that case, the Portfolio will bear the risk of market value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security.

The SAI provides a more detailed discussion of repurchase agreements. The Portfolio is not limited by this discussion and may invest in other types of securities not precluded by the policies discussed elsewhere in this Prospectus.

In addition to the principal investment strategies discussed in each Portfolio's Investment Summary, under adverse market or economic conditions, a Master Fund could invest for temporary defensive purposes some or all of its assets in cash, cash equivalents or other high quality short-term instruments or utilize other investment strategies that may be inconsistent with the Master Fund's principal investment strategy. Temporary defensive instruments generally include U.S. government securities, bank time deposits denominated in the currency of any major nation, commercial paper and repurchase agreements. A Master Fund may also invest in these types of securities or hold cash while looking for suitable investment opportunities or to maintain liquidity. These measures could reduce the benefit from an upswing in the market or prevent the Master Fund from meeting its investment objective. In addition, each Master Fund may at times invest a portion of its assets in other investment strategies and techniques which are set forth in the statement of additional information of the Master Funds, which is available upon request.

MANAGEMENT

The Trust's Board of Trustees is responsible for managing the business affairs of the Trust. The Trustees meet periodically to review the affairs of the Trust and to establish certain guidelines which the Manager is expected to follow in implementing the investment policies and objectives of the Trust. The Trustees also review the management of each Master Fund's assets by its investment adviser.

Each Portfolio and its corresponding Master Fund expect to maintain consistent investment objectives, but if the Master Fund does not, a Portfolio may withdraw from the Master Fund, receiving either cash or securities in exchange for its interest in the Master Fund. In addition, the Manager or the Trust's Board of Trustees may withdraw a Portfolio from the Master Fund if the Master Fund's investment policies significantly change or if, over a full market cycle, the Master Fund consistently underperforms its benchmark or other funds with similar investment objectives and policies. The Trust's Board of Trustees would then consider whether a Portfolio should hire its own investment adviser, invest in a different master fund, or take other action in the best interest of shareholders.

Information about the Trustees and executive officers of the Trust is contained in the SAI.

THE PORTFOLIOS' MANAGER


Met Investors Advisory, LLC (the "Manager"), 5 Park Plaza, Suite 1900, Irvine, California 92614, has overall responsibility for the general management and administration of each Portfolio. The Manager selects the Master Funds in which the Portfolios will invest and monitors each Master Fund's investment program. The Manager is an affiliate of MetLife.


The Manager receives no compensation for its services to the Portfolios. In the event that a Portfolio were to withdraw from a Master Fund and invest its assets directly in investment securities, the Manager would retain the services of an investment adviser and would receive a management fee at an annual rate of percentage of the assets of each Portfolio as follows:


PORTFOLIO                              MANAGEMENT FEE
American Funds Bond Portfolio              0.55%
-----------------------------------------------------
American Funds Growth Portfolio            0.75%
-----------------------------------------------------
American Funds International Portfolio     0.90%
-----------------------------------------------------


EXPENSE LIMITATION AGREEMENT


In the interest of limiting expenses of each Portfolio until April 30, 2009, the Manager has entered into an expense limitation agreement with the Trust ("Expense Limitation Agreement"). Pursuant to that Expense Limitation Agreement, the Manager has agreed to waive or limit its fees and to assume other expenses so that the total direct annual operating expenses of each Portfolio other than interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, other extraordinary expenses not incurred in the ordinary course of each Portfolio's business, acquired fund fees and expenses but including amounts payable pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act are limited to 0.65% of daily net assets in the case of each Portfolio.

Each Portfolio may at a later date reimburse the Manager the management fees waived or limited and other expenses assumed and paid by the Manager pursuant to the Expense Limitation Agreement provided such Portfolio has reached a sufficient asset size to permit such reimbursement to be made without causing the total annual expense ratio of each Portfolio to exceed the then existing percentage limits. Consequently, no reimbursement by a Portfolio will be made unless the Portfolio's total annual expense ratio is less than the respective percentages stated above.


The total amount of reimbursement to which the Manager may be entitled will equal, at any time, the sum of (i) all investment management fees previously waived or reduced by the Manager and (ii) all other payments previously remitted by the Manager to the Portfolio during any of the previous five fiscal years, less any reimbursement that the Portfolio has previously paid to the Manager with respect to (a) such investment management fees previously waived or reduced and (b) such other payments previously remitted by the Manager to the Portfolio.

The Trust and the Manager have received an exemptive order from the Securities and Exchange Commission that permits the Manager, subject to certain conditions, and without the approval of shareholders to: (a) employ a new unaffiliated sub-adviser for the Portfolio pur-suant to the terms of a new investment advisory agreement, in each case either as a replacement for an existing sub-adviser or as an additional sub-adviser;
(b) change the terms of any investment advisory agreement; and (c) continue the employment of an existing sub-adviser on the same advisory contract terms where a contract has been assigned because of a change in control of the sub-adviser. In such circumstances, shareholders would receive notice of such action, including the information concerning the new sub-adviser that normally is provided in a proxy statement. The American Funds have also received a similar "manager of managers" exemptive order. See the American Funds' Master Funds prospectus for details.

A discussion regarding the basis of the Board of Trustees' approval of the Management Agreement with the Manager will be available in the Trust's semi-annual report.

THE MASTER FUNDS' INVESTMENT ADVISER

Under the terms of the agreement between the investment adviser and the Master Funds' trust, the investment adviser develops a plan for investing the assets of each Master Fund, selects the assets to be purchased and sold by the Master Fund, selects the broker-dealer or broker-dealers through which the Master Fund will buy and sell its assets, and negotiates the payment of commissions, if any, to those broker-dealers. Day-to-day management of the investments in the Master Funds is the responsibility of the investment adviser's portfolio counselors. The portfolio counselors of the Master Funds are indicated below following a brief description of the investment adviser.

CAPITAL RESEARCH AND MANAGEMENT COMPANY ("CRMC"), 333 South Hope Street, Los Angeles, California 90071, is the investment adviser ("Adviser") to each of the Master Funds and other mutual funds, including the American Funds. CRMC, an experienced investment management organization founded in 1931, is a wholly owned subsidiary of The Capital Group Companies, Inc. As of December 31, 2007, CRMC had in excess of $1.3 billion in assets under management.

The total management fee paid by each Master Fund, as a percentage of average net assets, for the fiscal year ended December 31, 2007 is as follows:

MASTER FUND         MANAGEMENT FEE
Bond Fund*              0.36%
----------------------------------
Growth Fund*            0.29%
----------------------------------
International Fund*     0.44%
----------------------------------

* CRMC is voluntarily waiving a portion of management fees. If these waivers were not in place the management fees for Bond Fund, Growth Fund and International Fund would be 0.40%, 0.32% and 0.49%, respectively. Please see the financial highlights table in the Master Funds' prospectus or its annual report for details.

CRMC uses a system of multiple portfolio counselors in managing mutual fund assets. Under this approach, the portfolio of a Master Fund is divided into segments which are managed by individual counselors. Counselors decide how their respective segments will be invested, within the limits provided by a Master Fund's objective(s) and policies and by CRMC's investment committee. In addition, CRMC's research professionals may make investment decisions with respect to a portion of a Master Fund's portfolio. The primary portfolio counselors for each Master Fund are listed below.

BOND FUND

                                                                               Approximate Years of
                                                                                 Experience as an
                                                                               Investment Professional
      Portfolio                                   Years of Experience as       -----------------------
  Counselor for the                              Portfolio Counselor (and           With
     Fund/Title       Primary Title with         research professional, if        Adviser       Total
   (if applicable)    Adviser (or affiliate)     applicable)(approximate)      (or affiliate)   Years
-                     -                      -                                 -----------------------
Abner D. Goldstine       Senior Vice         12 years                                41          56
Senior Vice President    President-Fixed     (since the Fund began operations)
                         Income, and
                         Director, CRMC
------------------------------------------------------------------------------------------------------
John H. Smet             Senior Vice         12 years                                25          26
Senior Vice President    President-Fixed     (since the Fund began operations)
                         Income, CRMC
------------------------------------------------------------------------------------------------------
David C. Barclay         Senior Vice         10 years                                20          27
                         President-Fixed
                         Income, CRMC
------------------------------------------------------------------------------------------------------
Mark H. Dalzell          Senior Vice         3 years                                 20          30
                         President, CRMC
------------------------------------------------------------------------------------------------------

PERFORMANCE OF MASTER FUND

The American Funds Bond Portfolio and its corresponding Master Fund have essentially the same investment objectives, policies, and strategies. Since the Portfolio had not commenced operations as of the date of this Prospectus, it does not have any operating history. However, hypothetical performance information regarding the Portfolio is presented because the Portfolio's performance will be based on the performance of the Master Fund for the year ended December 31, 2007 adjusted to reflect the Portfolio's estimated expenses for the year ended December 31, 2008 (including contractual expense waivers). The information below provides an evaluation of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future results.

The performance shown below in the bar chart is the performance of the Portfolio's Class C shares, which has a Rule 12b-1 fee of 0.55% of average daily net assets.

The bar chart below shows you the performance of the Portfolio's Class C shares for the last 10 calendar years (based on the performance of the Master Fund's Class 1 shares, as adjusted for Portfolio class expenses) and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart.

                                     [CHART]

Year-by-Year Total Return as of 12/31 of Each Year

  98      99      00      01      02      03      04      05      06      07
------  ------  ------  ------  ------  ------  ------  ------  ------  ------
 3.68%   2.13%   4.51%   7.74%   3.56%  12.30%   5.32%   1.09%   6.57%   2.93%

High Quarter: 2nd-2003   +4.88%
Low Quarter:  1st-2004   -1.88%


The table below compares the Portfolio's Class C shares average annual compounded total returns (based on the performance of the Master Fund's Class 1 shares, as adjusted for Portfolio class expenses) for the 1-, 5- and 10-year periods through 12/31/07 with: (1) the Citigroup Broad Investment Grade (BIG) Bond Index, a market capitalization-weighted index that includes fixed rate U.S. Treasury, government-sponsored, mortgage, asset-backed and investment grade corporate bonds with a maturity of one year or longer, and (2) the Lehman Brothers Aggregate Bond Index, an index that represents the U.S. investment-grade fixed-rate bond market and includes re-invested dividends and/or distributions. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.

            Average Annual Total Return as of 12/31/07
-------------------------------------------------------------------
                                              1 Year 5 Year 10 Year
--------------------------------------------- ------ ------ -------
American Funds Bond Portfolio--Class C shares 2.93%  5.57%   4.93%
Citigroup BIG Index                           7.22%  4.55%   6.03%
Lehman Brothers Aggregate Bond Index          6.96%  4.42%   5.97%

GROWTH FUND

                                                                          Approximate Years of
                                                                            Experience as an
                                                                          Investment Professional
     Portfolio                                Years of Experience as      -----------------------
 Counselor for the                           Portfolio Counselor (and          With
    Fund/Title      Primary Title with       research professional, if       Adviser       Total
  (if applicable)   Adviser (or affiliate)   applicable)(approximate)     (or affiliate)   Years
-                   -                      -                              -----------------------
Donnalisa P. Barnum  Senior Vice           5 years                              22          27
                     President- Capital
                     World Investors,
                     CRMC
-------------------------------------------------------------------------------------------------
Gregg E. Ireland     Senior Vice           1 year                               35          35
                     President- Capital
                     World Investors,
                     CRMC
-------------------------------------------------------------------------------------------------
Michael T. Kerr      Senior Vice           2 years                              23          25
                     President- Capital
                     World Investors, and
                     Director, CRMC
-------------------------------------------------------------------------------------------------
Ronald B. Morrow     Senior Vice           4 years (plus 6 years of prior       10          39
                     President- Capital    experience as an investment
                     World Investors,      analyst for the Fund)
                     CRMC
-------------------------------------------------------------------------------------------------

PERFORMANCE OF MASTER FUND

The American Funds Growth Portfolio and its corresponding Master Fund have essentially the same investment objectives, policies, and strategies. Since the Portfolio had not commenced operations as of the date of this Prospectus, it does not have any operating history. However, hypothetical performance information regarding the Portfolio is presented because the Portfolio's performance will be based on the performance of the Master Fund for the year ended December 31, 2007 adjusted to reflect the Portfolio's estimated expenses for the year ended December 31, 2008 (including contractual expense waivers). The information below provides an evaluation of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future results.

The performance shown below in the bar chart is the performance of the Portfolio's Class C shares, which has a Rule 12b-1 fee of 0.55% of average daily net assets.

The bar chart below shows you the performance of the Portfolio's Class C shares for the last 10 calendar years (based on the performance of the Master Fund's Class 1 shares, as adjusted for Portfolio class expenses) and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart.

                                     [CHART]

Year-by-Year Total Return as of 12/31 of Each Year

  98      99      00      01      02      03      04      05      06      07
------  ------  ------  ------  ------  ------  ------  ------  ------  ------
34.60%  56.52%   3.96%  -18.56% -24.84% 36.17%  11.92%  15.62%   9.66%  11.79%

High Quarter: 4th-1999   +30.56%
Low Quarter:  3rd-2001   -27.28%


The table below compares the Portfolio's Class C shares average annual compounded total returns (based on the performance of the Master Fund's Class 1 shares, as adjusted for Portfolio class expenses) for the 1-, 5- and 10-year periods through 12/31/07 with the S&P 500 Index, a market capitalization-weighted unmanaged index based on the average weighted performance of 500 widely held common stocks. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.

             Average Annual Total Return as of 12/31/07
---------------------------------------------------------------------
                                                1 Year 5 Year 10 Year
----------------------------------------------- ------ ------ -------
American Funds Growth Portfolio--Class C shares 11.79% 16.64% 11.21%
S&P 500 Index                                    5.49% 12.83%  5.91%

INTERNATIONAL FUND

                                                                       Approximate Years of
                                                                         Experience as an
                                                                       Investment Professional
    Portfolio                               Years of Experience as     -----------------------
Counselor for the                          Portfolio Counselor (and         With
   Fund/Title     Primary Title with       research professional, if      Adviser       Total
 (if applicable)  Adviser (or affiliate)   applicable)(approximate)    (or affiliate)   Years
-                 -                      -                             -----------------------
 Jesper Lyckeus     Senior Vice          1 year (plus 8 years of prior       12          13
                    President-Capital    experience as an investment
                    Research Global      analyst for the Fund)
                    Investors, Capital
                    Research Company
----------------------------------------------------------------------------------------------
 Sung Lee           Senior Vice          2 years                             14          14
                    President-Capital
                    Research Global
                    Investors and
                    Director, Capital
                    Research Company
----------------------------------------------------------------------------------------------
 Alwyn W. Heong     Senior Vice          12 years                            16          20
                    President-Capital
                    Research Global
                    Investors and
                    Director, Capital
                    Research Company
----------------------------------------------------------------------------------------------

PERFORMANCE OF MASTER FUND

The American Funds International Portfolio and its corresponding Master Fund have essentially the same investment objectives, policies, and strategies. Since the Portfolio had not commenced operations as of the date of this Prospectus, it does not have any operating history. However, hypothetical performance information regarding the Portfolio is presented because the Portfolio's performance will be based on the performance of the Master Fund for the year ended December 31, 2007 adjusted to reflect the Portfolio's estimated expenses for the year ended December 31, 2008 (including contractual expense waivers). The information below provides an evaluation of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future results.

The performance shown below in the bar chart is the performance of the Portfolio's Class C shares, which has a Rule 12b-1 fee of 0.55% of average daily net assets.

The bar chart below shows you the performance of the Portfolio's Class C shares for the last 10 calendar years (based on the performance of the Master Fund's Class 1 shares, as adjusted for Portfolio class expenses) and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart.

                                     [CHART]

Year-by-Year Total Return as of 12/31 of Each Year

  98      99      00      01      02      03      04      05      06      07
------  ------  ------  ------  ------  ------  ------  ------  ------  ------
20.40%  75.25% -22.41% -20.31% -15.18%  34.19%  18.81%  20.92%  18.50%  19.44%

High Quarter: 4th-1999   +42.24%
Low Quarter:  3rd-2002   -19.76%


The table below compares the Portfolio's Class C shares average annual compounded total returns (based on the performance of the Master Fund's Class 1 shares, as adjusted for Portfolio class expenses) for the 1-, 5- and 10-year periods through 12/31/07 with: (1) the Morgan Stanley Capital International Europe, Australasia, Far East ("MSCI EAFE") Index, a free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the United States and Canada and includes reinvested dividends and/or distributions, and (2) the MSCI All Country World Index Ex-USA. The MSCI All Country World Index ex-USA is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed and emerging markets, excluding the United States. The index consists of 47 developed and emerging market country indexes includes reinvested dividends and/or distributions. The indexes do not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.

                 Average Annual Total Return as of 12/31/07
----------------------------------------------------------------------------
                                                       1 Year 5 Year 10 Year
------------------------------------------------------ ------ ------ -------
American Funds International Portfolio--Class C shares 19.44% 22.22% 11.68%
MSCI EAFE Index                                        11.63% 22.08%  9.04%
MSCI All Country World Index Ex-USA                    17.12% 24.52% 10.09%

DISTRIBUTION PLAN

Each Portfolio has adopted for its Class C shares, a plan pursuant to Rule 12b-1 under the 1940 Act (the "Plan"). Pursuant to the Plan, the Portfolio has entered into a Distribution Agreement relating to the Plan with MetLife Investors Distribution Company located at 5 Park Plaza, Irvine, California 92614. MetLife Investors Distribution Company is an affiliate of the Manager, and serves as principal underwriter for the Trust. The Plan permits the use of Trust assets to help finance the distribution of the shares of the Portfolio. Under the Plan, the Trust, on behalf of the Portfolio, is permitted to pay to various service providers up to 1.00% of the average daily net assets of the Portfolio attributable to its Class C shares as payment for services rendered in connection with the distribution of Class C shares. Currently, payments are limited to 0.55% of average net assets in the case of Class C shares, which amount may be increased to the full Plan amount by the Trustees of the Trust without shareholder approval. Because these fees are paid out of Trust assets on an on-going basis, over time these costs will increase the cost of your investment and may cost you more than other types of sales charges.

YOUR INVESTMENT

SHAREHOLDER INFORMATION

The separate accounts of MetLife are the record owners of the Portfolios' shares. Any reference to the shareholder in this Prospectus technically refers to those separate accounts and not to you, the Contract owner. The legal rights of you, the Contract owner, are different from the legal rights of the record owner.

However, MetLife is required to solicit instructions from Contract owners when voting on shareholder issues. Any voting by MetLife as shareholder would therefore reflect the actual votes of Contract owners. Neither the Securities and Exchange Commission nor MetLife requires any specific minimum percentage of Contract owners to vote in order for MetLife to echo vote the remaining unvoted votes. MetLife seeks to obtain a reasonable level of turnout given the particular voting trend. MetLife may use various methods of encouraging Contract owners to vote, including additional solicitations. The practice of echo voting means that a minority of Contract owners may, in practice, determine whether an item passes or fails. Please see "Voting Rights" in the prospectus for the Contracts accompanying this Prospectus for more information on your voting rights.

MASTER-FEEDER STRUCTURE

Each Master Fund will have other shareholders, each of whom will pay their proportionate share of the Master Fund's expense. As a shareholder of Master Fund, a Portfolio will have the same voting rights as other shareholders. It is anticipated that Contract owners will be solicited by MetLife for their voting instructions. A Portfolio has the right to switch master funds or decide to have the Manager manage its assets directly if the Trust's Board of Trustees decides it is in the best interest of a Portfolio to do so.

DISCLOSURE OF PORTFOLIO HOLDINGS

Shares of the Trust are offered only to separate accounts of the Insurance Companies. The following information is generally made available on one or more of the Insurance Company websites (including www.metlifeinvestors.com): (i) the ten largest portfolio holdings of each Portfolio; (ii) unless the Adviser has objected, the percentage of the Portfolio's net assets that each of the portfolio holdings represents; and (iii) the percentage of the Portfolio's net assets that these holdings represent in the aggregate. Unless the Adviser has objected, this information is posted on the website as early as on or about the tenth business day following the calendar quarter and no later than on or about the first business day of the second month following the calendar quarter. The Trust may exclude any portion of these holdings from the posting when deemed in the best interest of the Trust. These postings generally remain until replaced by new postings as described above. For these purposes, the Portfolio's ten largest portfolio holdings are not considered to include swaps, futures, or forward currency transactions or transactions transmitted to the Trust's custodian after certain established cut-off times.

A description of the Portfolios' policies and procedures with respect to the disclosure of the Portfolios' portfolio securities is available in the SAI.

Information on the portfolio holdings of the Master Funds is posted on the American Funds website (www.americanfunds.com).

DIVIDENDS, DISTRIBUTIONS AND TAXES

DIVIDENDS AND DISTRIBUTIONS

Each Portfolio intends to distribute substantially all of its net investment income, if any. Each Portfolio distributes its dividends from its net investment income to MetLife's separate accounts at least once a year and not to you, the Contract owner. These distributions are in the form of additional shares and not cash. The result is that a Portfolio's investment performance, including the effect of dividends, is reflected in the cash value of the Contracts. Please see the Contract prospectus accompanying this Prospectus for more information.

All net realized long- or short-term capital gains of each Portfolio are also declared once a year and reinvested in the Portfolio.

TAXES

Please see the Contract prospectus accompanying this Prospectus for a discussion of the tax impact on you resulting from the income taxes the separate accounts owe as a result of their ownership of a Portfolio's shares and their receipt of dividends and capital gains.

Each Portfolio expects to qualify and to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. As qualified, a Portfolio is not subject to federal income tax on that part of its taxable income that it distributes to you. Taxable income consists generally of net investment income, and any capital gains. It is each Portfolio's intention to distribute all such income and gains.

Shares of each Portfolio are currently offered only to the separate accounts of MetLife. Separate accounts are insurance company separate accounts that fund life insurance policies and annuity contracts. Under the Code, an insurance company pays no tax with respect to income of a qualifying separate account when the income is properly allocable to the value of eligible variable annuity or variable life insurance contracts. For a discussion of the taxation of life insurance companies and the separate accounts, as well as the tax treatment of the policies and annuity contracts and the holders thereof, see the discussion of federal income tax considerations included in the prospectus for the Contracts.

Section 817(h) of the Code and the regulations thereunder impose "diversification" requirements on the assets underlying a Contract. Each Portfolio intends to maintain diversification which will allow each Contract to satisfy these requirements. These requirements are in addition to the diversification requirements imposed on each Portfolio by Subchapter M and the 1940 Act. Technically, the section 817(h) requirements provide that, with limited exceptions, as of the end of each calendar quarter or within thirty days thereafter no more than 55% of the assets underlying a Contract may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments, and no more than 90% by any four investments. For this purpose, an investment in a Master Fund is treated not as a single investment but as an investment in each asset owned by the Master Fund, so long as shares of the Master Fund are owned only by separate accounts of insurance companies, by qualified pension and retirement plans, and by a limited class of other investors. The Master Funds are and will be so owned. Thus so long as each Master Fund meets the section 817(h) diversification tests, each Contract will also meet those tests. See the prospectus for the Contracts.

The foregoing is only a summary of some of the important federal income tax considerations generally affecting a Portfolio and you; see the SAI for a more detailed discussion. You are urged to consult your tax advisers.

REPORT TO POLICYHOLDERS

The fiscal year of each Portfolio ends on December 31 of each year. The Trust will send to you, at least semi-annually, reports which show the Portfolios' composition and other information. An annual report, with audited information, will be sent to you each year.

SALES AND PURCHASES OF SHARES

The Trust does not sell its shares directly to the public. The Trust continuously sells Class C shares of each Portfolio only to the separate accounts of MetLife to fund Contracts. The Trust could also offer shares to other separate accounts of other insurers if approved by the Board of Trustees.

PURCHASE AND REDEMPTION OF SHARES

MetLife Investors Distribution Company is the principal underwriter and distributor of the Trust's shares. MetLife Investors Distribution Company places orders for the purchase or redemption of shares of each Portfolio based on, among other things, the amount of net Contract premiums or purchase payments transferred to the separate accounts, transfers to or from a separate account investment division and benefit payments to be effected on a given date pursuant to the terms of the Contract. Such orders are effected, without sales charge, at the net asset value per share for each Portfolio determined on that same date. The Trust reserves the right to reject or limit all or part of any purchase or exchange order for any reason.

The Portfolios are available as investment options under a number of different variable insurance products, many of which do not limit the number of transfers among the available underlying funds. A large number of transfers could raise transaction costs for a Portfolio and could require the Adviser to maintain increased cash reserves, which could harm performance in rising markets.

Shares of the Portfolios are sold and redeemed at their net asset value without the imposition of any sales commission or redemption charge. Class C shares are subject to a Rule 12b-1 fee of 0.55% of average daily net assets. (However, certain sales or other charges may apply to the Contract, as described in the Contract prospectus.) Under certain circumstances, redemption proceeds may be paid in securities or other property rather than in cash if the Manager determines it is in the best interests of the Trust.

The Class 1 shares of each Master Fund, which the Portfolios will purchase, are not subject to a Rule 12b-1 fee.

MARKET TIMING

The Trust's Board of Trustees has adopted certain procedures, described below, to discourage certain types of trading in Portfolio shares that may be harmful to long-term investors, specifically (i) trading that is designed to exploit pricing inefficiencies and thereby dilute the returns of long-term investors; or (ii) frequent trading by an investor that generates sufficiently volatile cash flows to be disruptive to a portfolio manager's ability to manage a Portfolio's assets ((i) or (ii), "market timing"). The Trust is not intended for investment by market timers. The Trust does not knowingly accommodate market timing in any Portfolio and, to the Trust's knowledge, there are no arrangements currently in place that are designed to permit any contract owner to engage in market timing. As discussed above, the Trust reserves the right to reject or limit all or part of any purchase or exchange order for any reason.

The Trust requires that the insurance company separate accounts that invest in the Portfolios have in place policies and procedures reasonably designed to detect and deter market timing in the separate accounts by contract owners. In addition, the Manager monitors cashflows of certain Portfolios identified as presenting pricing inefficiencies that could potentially be exploited by market timers, and, with respect to each Portfolio, conducts certain tests to help detect cash outflows or cashflow volatility that may be disruptive to a portfolio manager's ability to manage the Portfolio. If, based on such monitoring, the Manager believes (i) that a Portfolio's cash flows may reflect a pattern of market timing or (ii) that a Portfolio's cash flows may reflect frequent trading that is disruptive to the management of the Portfolio and it is appropriate given the context of the cash flow volatility (e.g., type of Portfolio, amount of assets), the Manager will refer the matter to the appropriate insurance company or companies.

Further, in accordance with Rule 22c-2 under the 1940 Act, the Trust has contracted with insurance separate accounts to enable it to request and receive information regarding transactions in the shares of the Trust's Portfolios and limit transactions that violate the Trust's policies on market timing.

If the Trust finds that any insurance company has in place inadequate policies and procedures, with respect to a particular separate account, to detect and deter market timing in

Portfolio shares and there is evidence of market timing in that separate account, the Trust or any of its Portfolios may be discontinued as an investment option of that separate account. In such an event, all contract owners of such separate account would no longer be able to make new investments in the Trust or any of its Portfolios. The Trust reserves the right to modify this policy, including any procedures established from time to time to effectuate this policy, at any time without notice.

LIMITATIONS ON THE TRUST'S ABILITY TO DETECT AND DETER MARKET TIMING

The Portfolios are available as investment options under a number of different variable insurance products. Owners of these variable insurance products transfer value among sub-accounts of the insurance company separate accounts by contacting the insurance companies. The resulting purchases and redemptions of Portfolio shares are made through omnibus accounts of the insurance companies. The right of an owner of such a variable insurance product to transfer among sub-accounts is governed by a contract between the insurance company and such owner. Many of these contracts do not limit the number of transfers among the available underlying funds that a contract owner may make. The terms of these contracts, the presence of financial intermediaries (including the insurance companies) between the Trust and contract owners, the utilization of omnibus accounts by these intermediaries and other factors such as state insurance laws may limit the Trust's ability to detect and deter market timing. Multiple tiers of such financial intermediaries may further compound the Trust's difficulty in detecting and deterring such market timing activities.

RISKS ASSOCIATED WITH MARKET TIMING GENERALLY

While the Trust will try to detect and deter market timing by utilizing the procedures described above, these procedures may not be successful in identifying or deterring market timing. By realizing profits through short-term trading, contract owners that engage in market timing activities may dilute the value of shares held by long-term investors. Cashflow volatility resulting from frequent trading of Portfolio shares, especially involving large dollar amounts, may disrupt a portfolio manager's ability to manage the Portfolio's assets. Frequent trading may be disruptive if it makes it difficult for a Portfolio to implement its long-term investment strategies, for example by causing the Portfolio to maintain a higher level of its assets in cash to accommodate such frequent trading. Frequent trading may also be disruptive if it forces a Portfolio to sell portfolio securities at inopportune times to raise cash to accommodate such trading activity. In addition, frequent trading may cause a Portfolio to incur increased expenses. For example, as a result of such frequent trading, a Portfolio may be forced to liquidate investments and thereby incur increased brokerage costs and realization of taxable capital gains without attaining any investment advantage. All of these factors may adversely affect Portfolio performance.

Associated with an investment in a Portfolio that itself invests in securities that are, for example, thinly traded, traded infrequently, or relatively less liquid is the risk that the current market price for the securities may not accurately reflect current market values. A market timer may seek to engage in strategies designed to take advantage of these pricing differences ("price arbitrage") and thereby dilute the returns of long-term investors. Portfolios that may be adversely affected by price arbitrage include those Portfolios that significantly invest in small cap equity securities and in certain fixed-income securities, such as high yield bonds.

A Portfolio that invests significantly in foreign securities may be particularly susceptible to strategies designed to exploit pricing inefficiencies. This is because foreign securities are typically traded on markets that close well before the time a Portfolio calculates its net asset value (typically at 4:00 p.m. Eastern Time), which gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities. The time zone differences among international stock markets can allow a market timer engaging in certain strategies to exploit differences in Portfolio share prices that are based on closing prices of foreign securities established some time before the Portfolio calculates its own share price (a type of price arbitrage referred to as "time zone arbitrage"). As discussed more fully below, the Trust has procedures, referred to as fair value pricing, that allow the Trust to adjust closing market prices of foreign securities to reflect what is believed to be the fair value of those securities at the time a Portfolio calculates its net asset value. While there is no assurance, the Portfolios expect that the use of fair value pricing will reduce a market timer's ability to engage in time zone arbitrage to the detriment of Portfolio shareholders.

VALUATION OF SHARES

Each Portfolio's net asset value ("NAV") per share is ordinarily determined once daily, as of the close of the regular session of business on the New York Stock Exchange (NYSE) (usually at 4:00 p.m., Eastern Time), on each day the NYSE is open. To the extent that the Portfolio's assets are traded in other markets when the NYSE is closed, the value of the Portfolio's assets may be effected on days when the Trust is not open for business. In addition, trading in some of the Portfolio's assets may not occur when the Trust is open for business.

NAV of a Portfolio share is computed by dividing the value of the net assets of the Portfolio by the total number of shares outstanding in the Portfolio. Share prices for any transaction are those next calculated after receipt of an order.

Except for money market instruments maturing in 60 days or less and foreign securities as discussed below, securities held by the Portfolios are valued at market value. If market values are not readily available, or if available market quotations are not reliable, securities are priced at their fair value as determined by the Valuation Committee of the Trust's Board of Trustees using procedures approved by the Board of Trustees. The Portfolios may use fair value pricing if the value of a security has been materially affected by events occurring before the Portfolio's calculation of NAV but after the close of the primary markets on which the security is traded. The Portfolios may also use fair value pricing if reliable market quotations are unavailable due to infrequent trading or if trading in a particular security was halted during the day and did not resume prior to the Portfolios' calculation of NAV. The use of fair value pricing has the effect of valuing a security based upon the price a Portfolio might reasonably expect to receive if it sold that security but does not guarantee that the security can be sold at the fair value price. Further, because of the inherent uncertainty of fair valuation, a fair valuation price may differ significantly from the value that would have been used had a ready market for the investment existed, and these differences could be material. With respect to any portion of a Portfolio's assets that is invested in other open-end investment companies, that portion of the Portfolio's NAV is calculated based on the NAV of that investment company. The prospectus for the other investment company explains the circumstances and effects of fair value pricing for that investment company.

Each Portfolio has retained a third party pricing service to automatically fair value each of its investments that is traded principally on a foreign exchange or market, subject to adjustment by the Trust's Valuation Committee. The Valuation Committee will regularly monitor and review the services provided by the pricing service to the Portfolios and periodically report to the Board on the pricing services' performance.

Money market instruments maturing in 60 days or less are valued on the amortized cost basis.

FOR MORE INFORMATION

If you would like more information about a Portfolio, the following documents are available to you free upon request:

ANNUAL/SEMI-ANNUAL REPORTS

Contain additional information about a Portfolio's performance. In a Portfolio's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION ("SAI")

Provides a fuller technical and legal description of the Portfolio's policies, investment restrictions, and business structure. The SAI is legally considered to be a part of this Prospectus.

IF YOU WOULD LIKE A COPY OF THE CURRENT VERSIONS OF THESE DOCUMENTS, OR OTHER INFORMATION ABOUT A PORTFOLIO INCLUDING THE STATEMENT OF ADDITIONAL INFORMATION AND OTHER INFORMATION ABOUT THE AMERICAN FUNDS MASTER FUNDS, CONTACT:

                          MET INVESTORS SERIES TRUST
                                 5 PARK PLAZA
                                  SUITE 1900
                           IRVINE, CALIFORNIA 92614

                                1-800-848-3854

Free copies of the SAI and Annual and Semi-Annual Reports are available at the following website: www.metlifeinvestors.com/

Information about a Portfolio, including the Annual and Semi-annual Reports and SAI, may also be obtained from the Securities and Exchange Commission ("SEC"):

[_] IN PERSONReview and copy documents in the SEC's Public Reference Room in
             Washington, D.C. (for information call 202-551-8090).

[_] ON LINE  Retrieve information from the EDGAR database on the SEC's web site at: http://www.sec.gov.

[_] BY MAIL  Request documents, upon payment of a duplicating fee, by writing to SEC, Public Reference Section, Washington, D.C. 20549 or by e-mailing the SEC at publicinfo@sec.gov.

                             SEC FILE # 811-10183

                                 MET INVESTORS
                            S E R I E S   T R U S T


                     MetLife Defensive Strategy Portfolio

                      MetLife Moderate Strategy Portfolio

                      MetLife Balanced Strategy Portfolio

                       MetLife Growth Strategy Portfolio

                     MetLife Aggressive Strategy Portfolio

                          Class A and Class B Shares

                                __PROSPECTUS__


                                APRIL 28, 2008



Like all securities, these securities have not been approved or disapproved by the Securities and Exchange Commission, nor has the Securities and
       Exchange Commission passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

                                                                   PRO-TRSTMAAP

                           ____TABLE OF CONTENTS____



            INTRODUCTION                                     3
               Understanding the Trust                       3
               Understanding the Portfolios                  3

            THE PORTFOLIOS                                   8

              INVESTMENT SUMMARY                             8
               MetLife Defensive Strategy Portfolio          9
               MetLife Moderate Strategy Portfolio           14
               MetLife Balanced Strategy Portfolio           19
               MetLife Growth Strategy Portfolio             24
               MetLife Aggressive Strategy Portfolio         29

              PRIMARY RISKS OF THE UNDERLYING PORTFOLIOS     34
              MANAGEMENT                                     39
               The Manager                                   39
               Distribution Plan                             42

            YOUR INVESTMENT                                  42
               Shareholder Information                       42
               Dividends, Distributions and Taxes            43
               Sales and Purchases of Shares                 44

            FINANCIAL HIGHLIGHTS                             49

            FOR MORE INFORMATION                         Back Cover

INTRODUCTION

UNDERSTANDING THE TRUST


Met Investors Series Trust (the "Trust") is an open-end management investment company that offers a selection of fifty-two managed investment portfolios or mutual funds, only five of which are offered through this Prospectus (the "Portfolios"). Each of the five Portfolios described in this Prospectus has its own investment objective designed to meet different investment goals. Please see the Investment Summary section of this Prospectus for specific information on each Portfolio.


  INVESTING THROUGH A VARIABLE INSURANCE CONTRACT


  Class A and Class B shares of the Portfolios are currently only sold to separate accounts of certain affiliates of Metropolitan Life Insurance Company (collectively, "MetLife" or the "Insurance Companies") to fund the benefits under certain individual flexible premium variable life insurance policies and individual and group variable annuity contracts (collectively, "Contracts"). As a Contract owner, your premium payments are allocated to one or more of the Portfolios in accordance with your Contract.


  A particular Portfolio or class of a Portfolio of the Trust may not be available under the Contract you have chosen. The prospectus for the Contracts shows the Portfolios and classes available to you. Please read this Prospectus carefully before selecting a Portfolio. It provides information to assist you in your decision. If you would like additional information about a Portfolio, please request a copy of the Statement of Additional Information ("SAI"). For details about how to obtain a copy of the SAI and other reports and information, see the back cover of this Prospectus. The SAI is incorporated by reference into this Prospectus.

UNDERSTANDING THE PORTFOLIOS


Each Portfolio was designed on established principles of asset allocation and risk tolerance. Each Portfolio will invest substantially all of its assets in other portfolios of the Trust or of Metropolitan Series Fund, Inc. (the "Fund") which invest either in equity securities, fixed income securities or cash equivalent money market securities, as applicable ("Underlying Portfolios"). Each Portfolio has a target allocation among the three primary asset classes (equity, fixed income and cash/money market). Met Investors Advisory, LLC establishes specific target investment percentages for the asset classes and the various components of each asset category and then selects the Underlying Portfolios in which a Portfolio invests based on, among other things, the Underlying Portfolios' investment objectives, policies, investment processes and portfolio analytical and management personnel. The Manager may add new Underlying Portfolios or replace existing Underlying Portfolios or change the allocations among the Underlying Portfolios, dependent upon, among other factors, changing market dynamics, changes to the personnel, investment process, or criteria for holdings of the Under-



 PLEASE SEE THE CONTRACT PROSPECTUS FOR A DETAILED EXPLANATION OF YOUR CONTRACT.

lying Portfolios, or the availability of other Underlying Portfolios that may provide a risk-adjusted benefit to a Portfolio. Information regarding the Underlying Portfolios is included in the prospectuses for those portfolios dated April 28, 2008. Copies of the prospectuses may be obtained free of charge by calling or writing the Trust at the telephone number or address on the back cover page of this Prospectus.

Before selecting Underlying Portfolios, the Manager analyzes each Underlying Portfolio's historic and current holdings to determine the Portfolio's investment attributes. For example, for Underlying Portfolios structured for equity investment, large cap, mid cap, and small cap exposure is considered as is the investment bias toward growth, or value style of investment. Further, the type of growth or value management employed is also a consideration for the Manager, such as deep value, traditional value, relative value, growth at a reasonable price, traditional growth, or earnings momentum styles of investment. For Underlying Portfolios that invest in fixed income securities, the average maturity and effective duration are evaluated in conjunction with exposure to particular sectors of the fixed income marketplace including U.S. Treasury securities, government agencies, asset-backed securities, mortgage-backed securities, investment grade corporate bonds, high yield corporate bonds, non-U.S. government and corporate obligations, emerging market debt and cash or money market instruments. Dependent upon the amount of cash or money market instruments held in the aggregate among the Underlying Portfolios, the Portfolios maintain the ability to invest in an Underlying Portfolio which only holds money market instruments. The Manager evaluates the dynamics among the Underlying Portfolios and their respective holdings in order to determine the appropriate weighting for the Portfolio's risk profile.

Periodically, the Manager will communicate with or visit management personnel of each Underlying Portfolio to discuss the manager's outlook and positioning of the Underlying Portfolio and determine the extent of any changes that may have occurred. Periodically, the Adviser will evaluate each Portfolio's allocation among equity, fixed-income, and cash, inclusive of the exposure to various investment styles and asset sectors, relative to each Portfolio's risk profile. It is anticipated that changes among these primary asset classes will be within a range of plus or minus 10%. Concurrently, the Manager will consider whether to make changes to any of the Underlying Portfolios. If a new Underlying Portfolio is selected by the Manager, a shifting of allocations to the remaining Underlying Portfolios may result, as the Manager seeks to maintain the appropriate diversification and risk profile for each Portfolio.


The Underlying Portfolios in which the Portfolios may currently invest are:


----------------------------------------------------------------------------------
Met/AIM Capital Appreciation Portfolio   Loomis Sayles Small Cap Portfolio
----------------------------------------------------------------------------------
Met/AIM Small Cap Growth Portfolio       Julius Baer International Stock Portfolio
----------------------------------------------------------------------------------
Batterymarch Growth and Income Portfolio FI Large Cap Portfolio
----------------------------------------------------------------------------------
BlackRock Aggressive Growth Portfolio    Lord Abbett Bond Debenture Portfolio
----------------------------------------------------------------------------------
BlackRock Bond Income Portfolio          Lord Abbett Growth and Income Portfolio
----------------------------------------------------------------------------------
BlackRock Diversified Portfolio          MetLife Stock Index Portfolio
----------------------------------------------------------------------------------
BlackRock High Yield Portfolio           MetLife Mid Cap Stock Index Portfolio
----------------------------------------------------------------------------------
BlackRock Large Cap Core Portfolio       MFS(R) Emerging Markets Equity Portfolio
----------------------------------------------------------------------------------
BlackRock Large Cap Value Portfolio      MFS(R) Total Return Portfolio
----------------------------------------------------------------------------------

BlackRock Legacy Large Cap Growth Portfolio       MFS(R) Research International Portfolio
----------------------------------------------------------------------------------------------------
BlackRock Money Market Portfolio                  MFS(R) Value Portfolio
----------------------------------------------------------------------------------------------------
BlackRock Strategic Value Portfolio               Morgan Stanley EAFE(R) Index Portfolio
----------------------------------------------------------------------------------------------------
Capital Guardian U.S. Equity Portfolio            Neuberger Berman Mid Cap Value Portfolio
----------------------------------------------------------------------------------------------------
Clarion Global Real Estate Portfolio              Oppenheimer Capital Appreciation Portfolio
----------------------------------------------------------------------------------------------------
Davis Venture Value Portfolio                     Oppenheimer Global Equity Portfolio
----------------------------------------------------------------------------------------------------
Dreman Small Cap Value Portfolio                  PIMCO Inflation Protected Bond Portfolio
----------------------------------------------------------------------------------------------------
FI Mid Cap Opportunities Portfolio                PIMCO Total Return Portfolio
----------------------------------------------------------------------------------------------------
FI Value Leaders Portfolio                        Pioneer Fund Portfolio
----------------------------------------------------------------------------------------------------
Met/Franklin Income Portfolio                     Pioneer Strategic Income Portfolio
----------------------------------------------------------------------------------------------------
Met/Franklin Mutual Shares Portfolio              Rainier Large Cap Equity Portfolio
----------------------------------------------------------------------------------------------------
Franklin Templeton Small Cap Growth Portfolio     RCM Technology Portfolio
----------------------------------------------------------------------------------------------------
Goldman Sachs Mid Cap Value Portfolio             Russell 2000(R) Index Portfolio
----------------------------------------------------------------------------------------------------
Harris Oakmark Focused Value Portfolio            T. Rowe Price Large Cap Growth Portfolio
----------------------------------------------------------------------------------------------------
Harris Oakmark International Portfolio            T. Rowe Price Mid Cap Growth Portfolio
----------------------------------------------------------------------------------------------------
Lord Abbett Mid Cap Value Portfolio               Third Avenue Small Cap Value Portfolio
----------------------------------------------------------------------------------------------------
Janus Forty Portfolio                             T. Rowe Price Small Cap Growth Portfolio
----------------------------------------------------------------------------------------------------
Jennison Growth Portfolio                         Met/Templeton Growth Portfolio
----------------------------------------------------------------------------------------------------
Lazard Mid Cap Portfolio                          Turner Mid Cap Growth Portfolio
----------------------------------------------------------------------------------------------------
Legg Mason Partners Aggressive Growth Portfolio   Van Kampen Comstock Portfolio
----------------------------------------------------------------------------------------------------
Legg Mason Partners Managed Assets Portfolio      Van Kampen Mid Cap Growth Portfolio
----------------------------------------------------------------------------------------------------
Legg Mason Value Equity Portfolio                 Western Asset Management Strategic Bond
                                                    Opportunities Portfolio
----------------------------------------------------------------------------------------------------
Lehman Brothers(R) Aggregate Bond Index Portfolio Western Asset Management U.S. Government Portfolio
----------------------------------------------------------------------------------------------------
Loomis Sayles Global Markets Portfolio
----------------------------------------------------------------------------------------------------


A Portfolio may invest in any or all of the Underlying Portfolios, but will not normally invest in every Underlying Portfolio at any particular time. The Manager may add new Underlying Portfolio investments or replace existing Underlying Portfolio investments for any Portfolio at any time.

There may be limits on the amount of cash inflows some Underlying Portfolios may accept from investors, including the Portfolios. The Manager may take into account these capacity considerations when allocating investments among the Underlying Portfolios. In some instances, the Manager or its affiliates may allocate capacity in certain Underlying Portfolios to other investors, which may have the effect of limiting the Portfolios' opportunity to invest in the Underlying Portfolio.


The following chart describes the targeted allocation, as of the date of this Prospectus, among the equity Underlying Portfolios, fixed income Underlying Portfolios and cash/money market Underlying Portfolios. You should note that these percentages do not directly correspond to investment in the Underlying Portfolios since each Underlying Portfolio may contain one or more asset classes (e.g. equity and fixed income) and each Underlying Portfolio may contain various sub-sets of an asset class (e.g. small cap, mid cap equity and international securities).

                                         Defensive   Moderate   Balanced    Growth   Aggressive
              Asset Class                Allocation Allocation Allocation Allocation Allocation
-----------------------------------------------------------------------------------------------
Equity Underlying Portfolios                 35%        50%        65%        85%        95%
-----------------------------------------------------------------------------------------------
    International                            9%         13%        16%        21%        24%
    Large Cap                                17%        23%        31%        40%        45%
    Mid Cap                                  6%         8%         11%        15%        17%
    Small Cap                                3%         6%         7%         9%         9%
-----------------------------------------------------------------------------------------------
Fixed Income Underlying Portfolios           55%        45%        30%        10%        0%
-----------------------------------------------------------------------------------------------
    Investment Grade                         38%        32%        21%        7%         0%
    High Yield                               11%        9%         6%         2%         0%
    Foreign Fixed Income                     6%         4%         3%         1%         0%
-----------------------------------------------------------------------------------------------
Cash/Money Market Underlying Portfolios*     10%        5%         5%         5%         5%
-----------------------------------------------------------------------------------------------


* Through holdings-based analysis, the Manager typically will achieve the targeted allocation to cash held or money market securities purchased in Underlying Portfolios in which the Portfolios invest.


Although the investments in the Underlying Portfolios will be made in an attempt to achieve the target allocations, a Portfolio's actual allocations could vary substantially from the target allocations. Actual allocations may be different from the target allocations because of, for example, changes to the Underlying Portfolios' asset values due to market movements. The Manager may effect purchases and redemptions in the Underlying Portfolios in a way to bring actual allocations more closely in line with the target allocations. In addition, the Manager may, from time to time, rebalance allocations to the Underlying Portfolios to correspond to the target allocations.


The actual allocation percentages of each Portfolio's investments in the Underlying Portfolios are available for the Trust at the following website--www.metlifeinvestors.com. Upon accessing the website, click on the Individuals Enter Here section, then click on Learn More About MetLife Investors, then click on Met Investors Series Trust, then click on the MetLife Asset Allocation Program Current Portfolio Allocations icon where you will find actual allocations for each of the Portfolios as of the end of the prior quarter. This information will be updated periodically to reflect the actual allocations.

Under adverse market or economic conditions, each Portfolio could invest for temporary defensive purposes some or all of the assets in money market securities or utilize other investment strategies that may be inconsistent with the Portfolio's principal investment strategy. Temporary defensive investments generally include U.S. government securities, bank time deposits denominated in the currency of any major nation, commercial paper and repurchase agreements. The Manager may also invest in these types of securities or hold cash while looking for suitable investment opportunities or to maintain liquidity. Although a Portfolio would employ these measures only in seeking to avoid losses, they could reduce the benefit from an upswing in the market or prevent the Portfolio from meeting its investment objectives.

Please note that the expenses of the Underlying Portfolios, as set forth in the Investment Summary, could change as the Underlying Portfolios' asset values change or through the addition or deletion of Underlying Portfolios. Because the Portfolios invest in Underlying Portfolios, the costs of investing in a Portfolio will generally be higher than the cost of investing in an Underlying Portfolio directly. A Portfolio, as a shareholder, will pay its share of the Under-lying Portfolios' expenses as well as the Portfolio's own expenses. Therefore, an investment in a Portfolio may result in the duplication of certain expenses.

The Manager has broad discretion to allocate and reallocate the assets of each Portfolio among the Underlying Portfolios consistent with the Portfolio's investment objective and policies and target allocations. In addition to the investment advisory fee charged by the Manager for its asset allocation services, the Manager and its affiliates indirectly receive investment advisory fees from the Underlying Portfolios in which each Portfolio invests. In this regard, the Manager has an incentive to select and invest the Portfolios' assets in Underlying Portfolios with higher fees than other Underlying Portfolios. Also the Manager may believe that certain Underlying Portfolios could benefit from additional assets or could be harmed by redemptions. As a fiduciary, the Manager is obligated to disregard these incentives. The directors and officers of the Trust may also have conflicting interests in fulfilling their fiduciary duties to both the Portfolios and the Underlying Portfolios of the Trust.

After this Introduction you will find an Investment Summary for each Portfolio. Each Investment Summary presents important facts about a Portfolio, including information about its investment objective, principal investment strategy, primary risks, fees and expenses and past performance.

                                THE PORTFOLIOS


 EACH PORTFOLIO IN THIS PROSPECTUS IS A MUTUAL FUND: A POOLED INVESTMENT THAT IS PROFESSIONALLY MANAGED AND THAT GIVES YOU THE OPPORTUNITY TO PARTICIPATE IN FINANCIAL MARKETS. EACH PORTFOLIO STRIVES TO REACH ITS STATED INVESTMENT OBJECTIVE, WHICH CAN BE CHANGED WITHOUT SHAREHOLDER APPROVAL. AS WITH ALL MUTUAL FUNDS, THERE IS NO GUARANTEE THAT A PORTFOLIO WILL ACHIEVE ITS INVESTMENT OBJECTIVE.

INVESTMENT SUMMARY

Each Portfolio's summary discusses the following:

    INVESTMENT OBJECTIVE
    What is the Portfolio's investment goal?

    PRINCIPAL INVESTMENT STRATEGY
    How does the Portfolio attempt to achieve its investment goal? What types of investments does it contain?

    PRIMARY RISKS
    What are the specific risks of investing in the Portfolio and the Underlying Portfolios?

    PAST PERFORMANCE
    How well has the Portfolio performed over time?

    FEES AND EXPENSES
    What is the cost of investing in the Portfolio?


Following the Investment Summary is the section entitled "Primary Risks of the Underlying Portfolios" which lists some of the factors that may affect the value of a Portfolio's investments in the Underlying Portfolios. You can lose money by investing in the Portfolios.


The SAI provides more detailed information regarding the various types of securities that each Portfolio and the Underlying Portfolios may purchase and certain investment techniques and practices of the investment advisers to the Underlying Portfolios.

The Contracts may be sold by banks. AN INVESTMENT IN A PORTFOLIO OF THE TRUST THROUGH A CONTRACT IS NOT A DEPOSIT OR OBLIGATION OF, OR GUARANTEED BY, ANY BANK, AND IS NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY OF THE U.S. GOVERNMENT.

                     METLIFE DEFENSIVE STRATEGY PORTFOLIO

INVESTMENT OBJECTIVE:

A high level of current income with growth of capital, a secondary objective.

PRINCIPAL INVESTMENT STRATEGY:


The Portfolio seeks to achieve its objective by investing in Class A shares of a diversified group of Underlying Portfolios of the Trust and of the Fund. Under normal circumstances, the Portfolio primarily invests in fixed income Underlying Portfolios and also invests in large cap, small cap, mid cap and international equity Underlying Portfolios in accordance with targeted allocations of 65% to fixed income securities and 35% to equity securities. The names of the Underlying Portfolios in which the Portfolio may invest and the approximate percentage of the Portfolio's assets allocated to various types of equity and fixed income securities, as of the date of this Prospectus, are set forth above in "Understanding the Portfolios."


The Portfolio seeks to achieve current income through its investments in Underlying Funds that invest primarily in fixed income securities. These investments may include Underlying Portfolios that invest exclusively in bonds of U.S. issuers as well as Underlying Portfolios that invest in foreign bonds denominated in currencies other than U.S. dollars. The Portfolio may invest in Underlying Portfolios that invest in U.S. and foreign investment-grade securities, as well as Underlying Portfolios that invest in high-yield, high-risk bonds.

The Portfolio seeks to achieve capital growth through its investments in Underlying Portfolios that invest primarily in equity securities. These investments include Underlying Portfolios that invest in stocks of U.S. or foreign large established companies as well as those that invest mainly in stocks of large established U.S. companies as well, to a lesser extent, in stocks of foreign companies and smaller U.S. companies with above-average growth potential.

The Portfolio is non-diversified, which means that it may concentrate its assets in a smaller number of issuers than a diversified portfolio. However, the Portfolio invests its assets in the Underlying Portfolios, each of which generally has diversified holdings.

PRIMARY RISKS:

An investment in the Portfolio is not guaranteed. You can lose money by investing in the Portfolio. There are direct and indirect risks of investing in the Portfolio. Direct risks include:

  . Performance Risk--Substantially all of the assets of the Portfolio are invested in Underlying Portfolios, which means that the investment performance of the Portfolio is directly related to the investment performance of these Underlying Portfolios held by the Portfolio. The ability of the Portfolio to meet its investment objective depends upon the allocation of the Portfolio's assets among the Underlying Portfolios and the ability of an Underlying Portfolio to meet its own investment objective. It is possible that an Underlying Portfolio will fail to execute its investment strategies effectively. As a result, an Underlying Portfolio may not meet its investment objective, which would affect the Portfolio's investment performance. There can be no assurance that the investment objective of any Portfolio or any Underlying Portfolio will be achieved.

  . Non-diversification Risk--The Portfolio is non-diversified which means the Portfolio can invest its assets in a small number of issuers. As a result, the Portfolio is more susceptible to any single economic, political or regulatory event affecting those issuers than is a diversified portfolio. This risk is limited because the Portfolio invests its assets in the Underlying Portfolios, each of which generally has diversified holdings.


The value of your investment in the Portfolio may be affected by one or more of the following indirect risks of the Underlying Portfolios, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate. Each risk is described in "Primary Risks of the Underlying Portfolios" and in the Trust's prospectus and the Fund's prospectus with respect to each Underlying Portfolio.


  .  Market risk

  .  Interest rate risk

  .  Credit risk

  .  Foreign investment risk

  .  High yield debt security risk

  .  Market capitalization risk

  .  Investment style risk

  .  Real estate investment risk

  .  Mortgage-related securities risk

  .  Derivatives risk

PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

The bar chart below shows you the performance of the Portfolio's Class B shares, the Portfolio's oldest Class, for each full calendar year since its inception and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart.



                                    [CHART]

YEAR-BY-YEAR TOTAL RETURN AS OF 12/31 OF EACH YEAR

  05         06         07
------     ------     ------
 4.48%      8.63%      5.92%

High Quarter: 3rd-2006   +3.57%
Low Quarter:  1st-2005   -1.00%

The table below compares the Portfolio's Class A and Class B shares' average annual compounded total returns for the 1-year period and from inception through 12/31/07 with the Dow Jones Moderately Conservative Portfolio Index and a blended index. The Dow Jones Moderately Conservative Portfolio Index is an unmanaged index designed for asset allocation strategists who are willing to take 40% of the risks of the global securities market. The blended index is comprised of 28% of Wilshire 5000 Equity Index, 55% Lehman Brothers Universal Index, 7% Morgan Stanley Capital International Europe Australasia and Far East Index and 10% Citigroup 3-Month Treasury Bill Index. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.



    Average Annual Total Return as of 12/31/07
--------------------------------------------------
                                 Since   Inception
                        1 Year Inception   Date
----------------------- ------ --------- ---------
Class A                  6.20%   7.99%     5/2/05
Class B                  5.92%   6.44%   11/04/04
Dow Jones Moderately
 Conservative Portfolio
 Index                   7.47%   7.91%*
Blended Index            6.52%   7.60%*
* Index performance is from 10/31/04.




 PORTFOLIO MANAGEMENT:

..  Met Investors Advisory, LLC see page 39

..  For financial highlights see page 49

FEES AND EXPENSES:


The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2007 and are expressed as a percentage of the Portfolio's average daily net assets as of December 31, 2007. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts but do reflect the fees and expenses of the Underlying Portfolios. See the Contract prospectus for a description of the fees, expenses and charges imposed by the Contracts.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)



                                                                 Class A Class B
--------------------------------------------------------------------------------
Management Fee                                                    0.09%   0.09%
--------------------------------------------------------------------------------
12b-1 Fees                                                        None    0.25%
--------------------------------------------------------------------------------
Other Expenses                                                    0.00%   0.02%
--------------------------------------------------------------------------------
Total Annual Portfolio Operating Expenses
 Before Expense Waiver                                            0.09%   0.36%
--------------------------------------------------------------------------------
Contractual Expense Waiver*                                         --    0.01%
--------------------------------------------------------------------------------
Total Annual Portfolio Operating Expenses
 After Expense Waiver                                             0.09%   0.35%
--------------------------------------------------------------------------------
Net Expenses of Underlying Portfolios**                           0.62%   0.62%
--------------------------------------------------------------------------------
Total Annual Portfolio Operating Expenses
 After Waiver and Net Indirect Expenses of Underlying Portfolios  0.71%   0.97%
--------------------------------------------------------------------------------



         * The Manager and the Trust have entered into an Expense Limitation Agreement whereby the total direct Annual Portfolio Operating Expenses for the Class A and Class B shares of the Portfolio will not exceed 0.10% and 0.35%, respectively, for the period ended April 30, 2009 and in any year in which the Agreement is in effect. Under certain circumstances, any fees waived or expenses reimbursed by the Manager may, with the approval of the Trust's Board of Trustees, be repaid to the Manager.
        ** As an investor in an Underlying Portfolio, the Portfolio also will bear its pro-rata portion of the operating expenses of that Underlying Portfolio, including the management fee. The expenses of the Underlying Portfolios are based upon the weighted average of the total operating expenses of the Underlying Portfolios after expense waiver allocated to the Portfolio at December 31, 2007.


Investors may be able to realize lower aggregate expenses by investing directly in the Underlying Portfolios instead of the Portfolio. An investor who chooses to invest directly in the Underlying Portfolios would not, however, receive the asset allocation services provided by the Manager.

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio including the cost of investing in the Underlying Portfolios with the cost of investing in other funds.


The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same and that all expense caps for the Portfolio and the Underlying Portfolios remain in effect only for the period ended April 30, 2009. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.


EXAMPLE OF PORTFOLIO EXPENSES


         Class A  Class B
--------------------------
1 Year   $     73 $     99
--------------------------
3 Years  $    228 $    313
--------------------------
5 Years  $    396 $    543
--------------------------
10 Years $    885 $  1,205
--------------------------

                      METLIFE MODERATE STRATEGY PORTFOLIO

INVESTMENT OBJECTIVE:

High total return in the form of income and growth of capital, with a greater emphasis on income.

PRINCIPAL INVESTMENT STRATEGY:


The Portfolio seeks to achieve its objective by investing in Class A shares of a diversified group of Underlying Portfolios of the Trust and of the Fund. Under normal circumstances, the Portfolio primarily invests in large cap, small cap, mid cap and international equity Underlying Portfolios and also invests in fixed income Underlying Portfolios in accordance with targeted allocations of 50% to equity securities and 50% to fixed income securities. The names of the Underlying Portfolios in which the Portfolio may invest and the approximate percentage of the Portfolio's assets allocated to various types of equity and fixed income securities, as of the date of this Prospectus, are set forth above in "Understanding the Portfolios."


The Portfolio seeks to achieve capital growth through its investments in Underlying Portfolios that invest primarily in equity securities. These investments may include Underlying Portfolios that invest mainly in stocks of large established U.S. companies as well, to a lesser extent, in stocks of foreign companies and smaller U.S. companies with above-average growth potential.

The Portfolio seeks to achieve current income through its investments in Underlying Funds that invest primarily in fixed income securities. These investments may include Underlying Portfolios that invest exclusively in bonds of U.S. issuers as well as Underlying Portfolios that invest in U.S. and foreign investment-grade securities, as well as Underlying Portfolios that invest high-yield, high-risk bonds.

The Portfolio is non-diversified, which means that it may concentrate its assets in a smaller number of issuers than a diversified portfolio. However, the Portfolio invests its assets in the Underlying Portfolios, each of which generally has diversified holdings.

PRIMARY RISKS:

An investment in the Portfolio is not guaranteed. You can lose money by investing in the Portfolio. There are direct and indirect risks of investing in the Portfolio. Direct risks include:

  . Performance Risk--Substantially all of the assets of the Portfolio are invested in Underlying Portfolios, which means that the investment performance of the Portfolio is directly related to the investment performance of these Underlying Portfolios held by the Portfolio. The ability of the Portfolio to meet its investment objective depends upon the allocation of the Portfolio's assets among the Underlying Portfolios and the ability of an Underlying Portfolio to meet its own investment objective. It is possible that an Underlying Portfolio will fail to execute its investment strategies effectively. As a result, an Underlying Portfolio may not meet its investment objective, which would affect the Portfolio's investment performance. There can be no assurance that the investment objective of any Portfolio or any Underlying Portfolio will be achieved.

  . Non-diversification Risk--The Portfolio is non-diversified which means the Portfolio can invest its assets in a small number of issuers. As a result, the Portfolio is more susceptible to any single economic, political or regulatory event affecting those issuers than is a diversified portfolio. This risk is limited because the Portfolio invests its assets in the Underlying Portfolios, each of which generally has diversified holdings.


The value of your investment in the Portfolio may be affected by one or more of the following indirect risks of the Underlying Portfolios, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate. Each risk is described in "Primary Risks of the Underlying Portfolios" and in the Trust's prospectus and the Fund's prospectus with respect to each Underlying Portfolio.


  .  Market risk

  .  Interest rate risk

  .  Credit risk

  .  High yield debt security risk

  .  Foreign investment risk

  .  Market capitalization risk

  .  Investment style risk

  .  Real estate investment risk

  .  Mortgage-related securities risk

  .  Derivatives risk

 PORTFOLIO MANAGEMENT:

..  Met Investors Advisory, LLC see page 39

..  For financial highlights see page 51



PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

The bar chart below shows you the performance of the Portfolio's Class B shares, the Portfolio's oldest Class, for each full calendar year since its inception and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart.



                                    [CHART]

YEAR-BY-YEAR TOTAL RETURN AS OF 12/31 OF EACH YEAR

  05         06         07
------     ------     ------
 5.81%     10.23%      6.21%

High Quarter: 4th-2006   +4.43%
Low Quarter:  2nd-2006   -1.33%

The table below compares the Portfolio's Class A and Class B shares' average annual compounded total returns for the 1-year period and from inception through 12/31/07 with the Dow Jones Moderate Portfolio Index and a blended index. The Dow Jones Moderate Portfolio Index is an unmanaged index designed for asset allocation strategists who are willing to take 60% of the risks of the global securities market. The blended index is comprised of 40% Wilshire 5000 Equity Index, 45% Lehman Brothers Universal Index, 10% Morgan Stanley Capital International Europe Australasia and Far East Index and 5% Citigroup 3-Month Treasury Bill Index. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.



 Average Annual Total Return as of 12/31/07
---------------------------------------------
                              Since   Inception
                     1 Year Inception   Date
------------------   ------ --------- ---------
Class A               6.49%    9.49%    5/2/05
Class B               6.21%    7.86%  11/04/04
Dow Jones Moderate
 Portfolio Index      8.02%   10.87%*
Blended Index         6.67%    8.93%*
* Index performance is from 10/31/04.

FEES AND EXPENSES:


The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2007 and are expressed as a percentage of the Portfolio's average daily net assets as of December 31, 2007. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts but do reflect the fees and expenses of the Underlying Portfolios. See the Contract prospectus for a description of the fees, expenses and charges imposed by the Contracts.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)



                                                    Class A Class B
-------------------------------------------------------------------
Management Fee                                       0.07%   0.07%
-------------------------------------------------------------------
12b-1 Fees                                           None    0.25%
-------------------------------------------------------------------
Other Expenses                                       0.00%   0.00%
-------------------------------------------------------------------
Total Annual Portfolio Operating Expenses            0.07%   0.32%
-------------------------------------------------------------------
Net Expenses of Underlying Portfolios*               0.65%   0.65%
-------------------------------------------------------------------
Total Annual Portfolio Operating Expenses
 and Net Indirect Expenses of Underlying Portfolios  0.72%   0.97%
-------------------------------------------------------------------



        * As an investor in an Underlying Portfolio, the Portfolio also will bear its pro-rata portion of the operating expenses of that Underlying Portfolio, including the management fee. The estimated expenses of the Underlying Portfolios are based upon the weighted average of the total operating expenses of the Underlying Portfolios after expense waiver allocated to the Portfolio at December 31, 2007.


Investors may be able to realize lower aggregate expenses by investing directly in the Underlying Portfolios instead of the Portfolio. An investor who chooses to invest directly in the Underlying Portfolios would not, however, receive the asset allocation services provided by the Manager.

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio including the cost of investing in the Underlying Portfolios with the cost of investing in other funds.


The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same and that all expense caps for the Underlying Portfolios remain in effect only for the period ended April 30, 2009. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.


EXAMPLE OF PORTFOLIO EXPENSES


         Class A Class B
------------------------
1 Year    $ 74   $   99
------------------------
3 Years   $231   $  310
------------------------
5 Years   $402   $  539
------------------------
10 Years  $897   $1,194
------------------------

                      METLIFE BALANCED STRATEGY PORTFOLIO

INVESTMENT OBJECTIVE:

A balance between a high level of current income and growth of capital with a greater emphasis on growth of capital.

PRINCIPAL INVESTMENT STRATEGY:


The Portfolio seeks to achieve its objective by investing in Class A shares of a diversified group of Underlying Portfolios of the Trust and of the Fund. Under normal circumstances, the Portfolio primarily invests in large cap, small cap, mid cap and international equity Underlying Portfolios and also invests in fixed income Underlying Portfolios in accordance with targeted allocations of 65% to equity securities and 35% to fixed income securities. The names of the Underlying Portfolios in which the Portfolio may invest and the approximate percentage of the Portfolio's assets allocated to various types of equity and fixed income securities, as of the date of this Prospectus, are set forth above in "Understanding the Portfolios."


The Portfolio seeks to achieve capital growth through its investments in Underlying Portfolios that invest primarily in equity securities. These investments may include Underlying Portfolios that invest mainly in stocks of large established U.S. companies as well, to a lesser extent, in stocks of foreign companies and smaller U.S. companies with above-average growth potential.

The Portfolio seeks to achieve current income through its investments in Underlying Funds that invest primarily in fixed income securities. These investments may include Underlying Portfolios that invest exclusively in bonds of U.S. issuers. The Portfolio may invest in Underlying Portfolios that invest in U.S. and foreign investment-grade securities, as well as Underlying Portfolios that invest in high-yield, high-risk bonds.

The Portfolio is non-diversified, which means that it may concentrate its assets in a smaller number of issuers than a diversified portfolio. However, the Portfolio invests its assets in the Underlying Portfolios, each of which generally has diversified holdings.

PRIMARY RISKS:

An investment in the Portfolio is not guaranteed. You can lose money by investing in the Portfolio. There are direct and indirect risks of investing in the Portfolio. Direct risks include:

  . Performance Risk--Substantially all of the assets of the Portfolio are invested in Underlying Portfolios, which means that the investment performance of the Portfolio is directly related to the investment performance of these Underlying Portfolios held by the Portfolio. The ability of the Portfolio to meet its investment objective depends upon the allocation of the Portfolio's assets among the Underlying Portfolios and the ability of an Underlying Portfolio to meet its own investment objective. It is possible that an Underlying Portfolio will fail to execute its investment strategies effectively. As a result, an Underlying Portfolio may not meet its investment objective, which would affect the Portfolio's investment performance. There can be no assurance that the investment objective of any Portfolio or any Underlying Portfolio will be achieved.

  . Non-diversification Risk--The Portfolio is non-diversified which means the Portfolio can invest its assets in a small number of issuers. As a result, the Portfolio is more susceptible to any single economic, political or regulatory event affecting those issuers than is a diversified portfolio. This risk is limited because the Portfolio invests its assets in the Underlying Portfolios, each of which generally has diversified holdings.


The value of your investment in the Portfolio may be affected by one or more of the following indirect risks of the Underlying Portfolios, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate. Each risk is described in "Primary Risks of the Underlying Portfolios" and in the Trust's prospectus and the Fund's prospectus with respect to each Underlying Portfolio.


  .  Market risk

  .  Interest rate risk

  .  Credit risk

  .  High yield debt security risk

  .  Foreign investment risk

  .  Market capitalization risk

  .  Investment style risk

  .  Mortgage-related securities risk

  .  Real estate investment risk

  .  Derivatives risk

PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

The bar chart below shows you the performance of the Portfolio's Class B shares, the Portfolio's oldest Class, for each full calendar year since its inception and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart.



                                    [CHART]

YEAR-BY-YEAR TOTAL RETURN AS OF 12/31 OF EACH YEAR

  05         06         07
------     ------     ------
 7.12%     11.98%      4.88%

High Quarter: 4th-2006   +5.56%
Low Quarter:  4th-2007   -1.95%



The table below compares the Portfolio's Class A and Class B shares' average annual compounded total returns for the 1-year period and from inception through 12/31/07, with the Dow Jones Moderate Portfolio Index and a blended index. The blended index is comprised of 52% Wilshire 5000 Equity Index, 30% Lehman Brothers Universal Index, 13% Morgan Stanley Capital International Europe Australasia and Far East Index and 5% Citigroup 3-Month Treasury Bill Index. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.



 Average Annual Total Return as of 12/31/07
---------------------------------------------
                              Since   Inception
                     1 Year Inception   Date
------------------   ------ --------- ---------
Class A               5.16%   10.39%    5/2/05
Class B               4.88%    8.94%  11/04/04
Dow Jones Moderate
 Portfolio Index      8.02%   10.87%*
Blended Index         6.70%   10.23%*
* Index performance is from 10/31/04.




 PORTFOLIO MANAGEMENT:

..  Met Investors Advisory, LLC see page 39

..  For financial highlights see page 53

FEES AND EXPENSES:


The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2007 and are expressed as a percentage of the Portfolio's average daily net assets as of December 31, 2007. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts but do reflect the fees and expenses of the Underlying Portfolios. See the Contract prospectus for a description of the fees, expenses and charges imposed by the Contracts.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)



                                                    Class A Class B
--------------------------------------------------- ------- -------
Management Fee                                       0.06%   0.06%
-------------------------------------------------------------------
12b-1 Fees                                           None    0.25%
-------------------------------------------------------------------
Other Expenses                                       0.00%   0.00%
-------------------------------------------------------------------
Total Annual Portfolio Operating Expenses            0.06%   0.31%
-------------------------------------------------------------------
Net Expenses of Underlying Portfolios*               0.69%   0.69%
-------------------------------------------------------------------
Total Annual Portfolio Operating Expenses
 and Net Indirect Expenses of Underlying Portfolios  0.75%   1.00%
-------------------------------------------------------------------



        * As an investor in an Underlying Portfolio, the Portfolio also will bear its pro-rata portion of the operating expenses of that Underlying Portfolio, including the management fee. The expenses of the Underlying Portfolios are based upon the weighted average of the total operating expenses of the Underlying Portfolios after expense waiver allocated to the Portfolio at December 31, 2007.


Investors may be able to realize lower aggregate expenses by investing directly in the Underlying Portfolios instead of the Portfolio. An investor who chooses to invest directly in the Underlying Portfolios would not, however, receive the asset allocation services provided by the Manager.

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio including the cost of investing in the Underlying Portfolios with the cost of investing in other funds.


The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same and that all expense caps for the Underlying Portfolios remain in effect only for the period ended April 30, 2009. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.


EXAMPLE OF PORTFOLIO EXPENSES


         Class A  Class B
--------------------------
1 Year   $     77 $    103
--------------------------
3 Years  $    241 $    320
--------------------------
5 Years  $    418 $    555
--------------------------
10 Years $    933 $  1,229
--------------------------

                       METLIFE GROWTH STRATEGY PORTFOLIO

INVESTMENT OBJECTIVE:

Growth of capital.

PRINCIPAL INVESTMENT STRATEGY:


The Portfolio seeks to achieve its objective by investing in Class A shares of a diversified group of Underlying Portfolios of the Trust and of the Fund. Under normal circumstances, the Portfolio primarily invests in large cap, small cap, mid cap and international equity Underlying Portfolios and also invests in fixed income Underlying Portfolios in accordance with targeted allocations of 85% to equity securities and 15% to fixed income securities. The names of the Underlying Portfolios in which the Portfolio may invest and the approximate percentage of the Portfolio's assets allocated to various types of equity and fixed income securities, as of the date of this Prospectus, are set forth above in "Understanding the Portfolios."


The Portfolio seeks to achieve capital growth primarily through its investments in Underlying Portfolios that invest primarily in equity securities. These investments may include Underlying Portfolios that invest mainly in stocks of large established U.S. companies as well, to a lesser extent, in stocks of foreign companies and smaller U.S. companies with above-average growth potential. The Portfolio seeks to achieve capital growth secondarily through its investments in Underlying Portfolios that invest primarily in fixed income securities. The Portfolio may invest in Underlying Portfolios that invest substantially all of their assets in U.S. government securities as well as Underlying Portfolios that invest in investment grade and high yield, high risk bonds.

The Portfolio is non-diversified, which means that it may concentrate its assets in a smaller number of issuers than a diversified portfolio. However, the Portfolio invests its assets in the Underlying Portfolios, each of which generally has diversified holdings.

PRIMARY RISKS:

An investment in the Portfolio is not guaranteed. You can lose money by investing in the Portfolio. There are direct and indirect risks of investing in the Portfolio. Direct risks include:

  . Performance Risk--Substantially all of the assets of the Portfolio are invested in Underlying Portfolios, which means that the investment performance of the Portfolio is directly related to the investment performance of these Underlying Portfolios held by the Portfolio. The ability of the Portfolio to meet its investment objective depends upon the allocation of the Portfolio's assets among the Underlying Portfolios and the ability of an Underlying Portfolio to meet its own investment objective. It is possible that an Underlying Portfolio will fail to execute its investment strategies effectively. As a result, an Underlying Portfolio may not meet its investment objective, which would affect the Portfolio's investment performance. There can be no assurance that the investment objective of any Portfolio or any Underlying Portfolio will be achieved.

  . Non-diversification Risk--The Portfolio is non-diversified which means the Portfolio can invest its assets in a small number of issuers. As a result, the Portfolio is more susceptible to any single economic, political or regulatory event affecting those issuers than is a diversified portfolio. This risk is limited because the Portfolio invests its assets in the Underlying Portfolios, each of which generally has diversified holdings.


The value of your investment in the Portfolio may be affected by one or more of the following indirect risks of the Underlying Portfolios, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate. Each risk is described in "Primary Risks of the Underlying Portfolios" in the Trust's prospectus and the Fund's prospectus with respect to each Underlying Portfolio.


  .  Market risk

  .  Interest rate risk

  .  Credit risk

  .  Foreign investment risk

  .  Market capitalization risk

  .  High yield debt security risk

  .  Investment style risk

  .  Mortgage-related securities risk

  .  Real estate investment risk



  .  Sector risk

 PORTFOLIO MANAGEMENT:

..  Met Investors Advisory, LLC see page 39

..  For financial highlights see page 55



PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

The bar chart below shows you the performance of the Portfolio's Class B shares, the Portfolio's oldest Class, for each full calendar year since its inception and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and indicates how it has changed from year to year and low quarter information at the bottom of the chart.



                                    [CHART]

YEAR-BY-YEAR TOTAL RETURN AS OF 12/31 OF EACH YEAR

  05         06         07
------     ------     ------
 9.12%     13.59%      4.70%

High Quarter: 4th-2006   +6.72%
Low Quarter:  4th-2007   -2.73%


The table below compares the Portfolio's Class A and Class B shares' average annual compounded total returns for the 1-year period and from inception through 12/31/07 with the Dow Jones Moderately Aggressive Index and a blended index. The Dow Jones Moderately Aggressive Index is an unmanaged index designed for asset allocation strategists who are willing to take 80% of the risks of the global securities markets. The blended index is comprised of 68% Wilshire 5000 Equity Index, 10% Lehman Brothers Universal Index, 17% Morgan Stanley Capital International Europe Australasia and Far East Index and 5% Citigroup 3-Month Treasury Bill Index. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.



   Average Annual Total Return as of 12/31/07
------------------------------------------------
                               Since   Inception
                      1 Year Inception   Date
--------------------- ------ --------- ---------
Class A                5.03%   12.07%    5/2/05
Class B                4.70%   10.72%  11/04/04
Dow Jones Moderately
 Aggressive Portfolio
 Index                 8.33%   13.44%*
Blended Index          6.71%   11.94%*
* Index performance is from 10/31/04.

FEES AND EXPENSES:


The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2007 and are expressed as a percentage of the Portfolio's average daily net assets as of December 31, 2007. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts but do reflect the fees and expenses of the Underlying Portfolios. See the Contract prospectus for a description of the fees, expenses and charges imposed by the Contracts.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)



                                                    Class A Class B
-------------------------------------------------------------------
Management Fee                                       0.06%   0.06%
-------------------------------------------------------------------
12b-1 Fees                                           None    0.25%
-------------------------------------------------------------------
Other Expenses                                       0.00%   0.00%
-------------------------------------------------------------------
Total Annual Portfolio Operating Expenses            0.06%   0.31%
-------------------------------------------------------------------
Net Expenses of Underlying Portfolios*               0.72%   0.72%
-------------------------------------------------------------------
Total Annual Portfolio Operating Expenses
 and Net Indirect Expenses of Underlying Portfolios  0.78%   1.03%
-------------------------------------------------------------------



        * As an investor in an Underlying Portfolio, the Portfolio also will bear its pro-rata portion of the operating expenses of that Underlying Portfolio, including the management fee. The expenses of the Underlying Portfolios are based upon the weighted average of the total operating expenses of the Underlying Portfolios after expense waiver allocated to the Portfolio at December 31, 2007.


Investors may be able to realize lower aggregate expenses by investing directly in the Underlying Portfolios instead of the Portfolio. An investor who chooses to invest directly in the Underlying Portfolios would not, however, receive the asset allocation services provided by the Manager.

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio including the cost of investing in the Underlying Portfolios with the cost of investing in other funds.


The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same and that all expense caps for the Underlying Portfolios remain in effect only for the period ended April 30, 2009. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.


EXAMPLE OF PORTFOLIO EXPENSES


         Class A  Class B
--------------------------
1 Year   $     80 $    106
--------------------------
3 Years  $    250 $    329
--------------------------
5 Years  $    435 $    571
--------------------------
10 Years $    969 $  1,264
--------------------------

                     METLIFE AGGRESSIVE STRATEGY PORTFOLIO

INVESTMENT OBJECTIVE:

Growth of capital.

PRINCIPAL INVESTMENT STRATEGY:


The Portfolio seeks to achieve its objective by investing in Class A shares of a diversified group of Underlying Portfolios of the Trust and of the Fund. Under normal circumstances, the Portfolio primarily invests in large cap, small cap, mid cap and international equity Underlying Portfolios in accordance with targeted allocations of 100% to equity securities. The names of the Underlying Portfolios in which the Portfolio may invest and the approximate percentage of the Portfolio's assets allocated to various types of equity and fixed income securities, as of the date of this Prospectus, are set forth above in "Understanding the Portfolios."


The Portfolio seeks to achieve capital growth through its investments in Underlying Portfolios that invest primarily in equity securities. These investments may include Underlying Portfolios that invest mainly in stock of large established U.S. companies, as well, to a lesser extent, in stocks of foreign companies and small U.S. companies with above-average growth potential.

The Portfolio is non-diversified, which means that it may concentrate its assets in a smaller number of issuers than a diversified portfolio. However, the Portfolio invests its assets in the Underlying Portfolios, each of which generally has diversified holdings.

PRIMARY RISKS:

An investment in the Portfolio is not guaranteed. You can lose money by investing in the Portfolio. There are direct and indirect risks of investing in the Portfolio. Direct risks include:

  . Performance Risk--Substantially all of the assets of the Portfolio are invested in Underlying Portfolios, which means that the investment performance of the Portfolio is directly related to the investment performance of these Underlying Portfolios held by the Portfolio. The ability of the Portfolio to meet its investment objective depends upon the allocation of the Portfolio's assets among the Underlying Portfolios and the ability of an Underlying Portfolio to meet its own investment objective. It is possible that an Underlying Portfolio will fail to execute its investment strategies effectively. As a result, an Underlying Portfolio may not meet its investment objective, which would affect the Portfolio's investment performance. There can be no assurance that the investment objective of any Portfolio or any Underlying Portfolio will be achieved.

  . Non-diversification Risk--The Portfolio is non-diversified which means the Portfolio can invest its assets in a small number of issuers. As a result, the Portfolio is more susceptible to any single economic, political or regulatory event affecting those issuers than is a diversified portfolio. This risk is limited because the Portfolio invests its assets in the Underlying Portfolios, each of which generally has diversified holdings.


The value of your investment in the Portfolio may be affected by one or more of the following indirect risks of the Underlying Portfolios, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate. Each risk is described in "Primary Risks of the Underlying Portfolios" and in the Trust's prospectus and the Fund's prospectus with respect to each Underlying Portfolio.


  .  Market risk

  .  Interest rate risk

  .  Credit risk

  .  Foreign investment risk

  .  Market capitalization risk

  .  Investment style risk

  .  Real estate investment risk



  .  Sector risk

PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

The bar chart below shows you the performance of the Portfolio's Class B shares, the Portfolio's oldest Class, for each full calendar year since its inception and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart.



                                    [CHART]

YEAR-BY-YEAR TOTAL RETURN AS OF 12/31 OF EACH YEAR

  05         06         07
------     ------     ------
10.38%     13.64%      2.89%

High Quarter: 4th-2006   +7.15%
Low Quarter:  4th-2007   -3.68%


The table below compares the Portfolio's Class A and Class B shares' average annual compounded total returns for the 1-year period and from inception through 12/31/07, with the Dow Jones Aggressive Portfolio Index, a blended index and the Wilshire 5000 Equity Index. The Dow Jones Aggressive Portfolio Index is an unmanaged index designed for asset allocation strategists who are willing to take 100% of the risks of the global securities market. The Wilshire 5000 Equity Index is an unmanaged index which measures the performance of all U.S. headquartered equity securities with readily available price data. The blended index is comprised of 76% Wilshire 5000 Equity Index, 19% Morgan Stanley Capital International Europe Australasia and Far East Index and 5% Citigroup 3-Month Treasury Bill Index. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.



     Average Annual Total Return as of 12/31/07
-----------------------------------------------------
                                    Since   Inception
                           1 Year Inception   Date
-------------------------- ------ --------- ---------
Class A                     3.12%   12.03%    5/2/05
Class B                     2.89%   10.80%  11/04/04
Dow Jones Aggressive
 Portfolio Index            8.66%   15.85%*
Blended Index               6.71%   12.80%*
Wilshire 5000 Equity Index  5.62%   11.47%*
* Index performance is from 10/31/04.




 PORTFOLIO MANAGEMENT:

..  Met Investors Advisory, LLC see page 39

..  For financial highlights see page 57

FEES AND EXPENSES:


The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2007 and are expressed as a percentage of the Portfolio's average daily net assets as of December 31, 2007. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts but do reflect the fees and expenses of the Underlying Portfolios. See the Contract prospectus for a description of the fees, expenses and charges imposed by the Contracts.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)



                                                                 Class A Class B
--------------------------------------------------------------------------------
Management Fee                                                    0.09%   0.09%
--------------------------------------------------------------------------------
12b-1 Fees                                                        None    0.25%
--------------------------------------------------------------------------------
Other Expenses                                                    0.01%   0.01%
--------------------------------------------------------------------------------
Total Annual Portfolio Operating Expense
 Before Expense Waiver                                            0.10%   0.35%
--------------------------------------------------------------------------------
Contractual Expense Waiver*                                         --      --
--------------------------------------------------------------------------------
Total Annual Portfolio Operating Expenses
 After Expense Waiver                                             0.10%   0.35%
--------------------------------------------------------------------------------
Net Expenses of Underlying Portfolios**                           0.72%   0.72%
--------------------------------------------------------------------------------
Total Annual Portfolio Operating Expenses
 After Waiver and Net Indirect Expenses of Underlying Portfolios  0.82%   1.07%
--------------------------------------------------------------------------------



         * The Manager and the Trust have entered into an Expense Limitation Agreement whereby the total direct Annual Portfolio Operating Expenses for the Class A and Class B shares of the Portfolio will not exceed 0.10% and 0.35%, respectively, for the period ended April 30, 2009 and in any year in which the Agreement is in effect. Under certain circumstances, any fees waived or expenses reimbursed by the Manager may, with the approval of the Trust's Board of Trustees, be repaid to the Manager.
        ** As an investor in an Underlying Portfolio, the Portfolio also will bear its pro-rata portion of the operating expenses of that Underlying Portfolio, including the management fee. The expenses of the Underlying Portfolios are based upon the weighted average of the total operating expenses of the Underlying Portfolios after expense waiver allocated to the Portfolio at December 31, 2007.


Investors may be able to realize lower aggregate expenses by investing directly in the Underlying Portfolios instead of the Portfolio. An investor who chooses to invest directly in the Underlying Portfolios would not, however, receive the asset allocation services provided by the Manager.

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio including the cost of investing in the Underlying Portfolios with the cost of investing in other funds.


The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same and that all expense caps for the Portfolio and the Underlying Portfolios remain in effect only for the period ended April 30, 2009. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.


EXAMPLE OF PORTFOLIO EXPENSES


         Class A  Class B
--------------------------
1 Year   $     84 $    110
--------------------------
3 Years  $    263 $    342
--------------------------
5 Years  $    457 $    593
--------------------------
10 Years $  1,017 $  1,311
--------------------------

PRIMARY RISKS OF THE UNDERLYING PORTFOLIOS


One or more of the following primary risks may apply to the Underlying Portfolios. Please see the Investment Summary for your particular Portfolio to determine which risks apply to the Underlying Portfolios. The greater a Portfolio's investment in a particular asset class, the greater the impact to the Portfolio of the risks related to the class. For example, the MetLife Aggressive Strategy Portfolio, the MetLife Growth Strategy Portfolio and the MetLife Balanced Strategy Portfolio will be more impacted by market risk because more of their assets will be invested in U.S. and international stocks while the MetLife Defensive Strategy Portfolio and MetLife Moderate Strategy Portfolio will be more impacted by credit risk and interest rate risk because 65% and 50% of their assets, respectively, will be invested in debt securities. Please note that there are many other circumstances that could adversely affect your investment and prevent an Underlying Portfolio from reaching its objective, which are not described here.


MARKET RISK


An Underlying Portfolio's share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including disappointing corporate earnings, adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or a company may deteriorate. In addition, an assessment by an Underlying Portfolio's Adviser of particular companies may prove incorrect, resulting in losses or poor performance by those holdings, even in a rising market. An Underlying Portfolio could also miss attractive investment opportunities if its Adviser underweights markets or industries where there are significant returns, and could lose value if the Adviser overweights markets or industries where there are significant declines.


Stocks purchased in IPOs have a tendency to fluctuate in value significantly shortly after the IPO relative to the price at which they were purchased. These fluctuations could impact the net asset value and return earned on the Underlying Portfolio's shares.

INTEREST RATE RISK

The values of debt securities are subject to change when prevailing interest rates change. When interest rates go up, the value of debt securities and certain dividend paying stocks tends to fall. If an Underlying Portfolio invests a significant portion of its assets in debt securities or stocks purchased primarily for dividend income and interest rates rise, then the value of your investment may decline. Alternatively, when interest rates go down, the value of debt securities and certain dividend paying stocks may rise.

Interest rate risk will affect the price of a fixed income security more if the security has a longer maturity because changes in interest rates are increasingly difficult to predict over longer periods of time. Fixed income securities with longer maturities will therefore be more volatile than other fixed income securities with shorter maturities. Conversely, fixed income securities with shorter maturities will be less volatile but generally provide lower returns than fixed income securities with longer maturities. The average maturity and duration of the Underlying

Portfolio's fixed income investments will affect the volatility of the Underlying Portfolio's share price.

During periods of high interest rates, REITs and other real estate companies may lose appeal for investors who may be able to obtain higher yields from other income-producing investments. High interest rates may also mean that financing for property purchases and improvements is more costly and difficult to obtain.

CREDIT RISK

The value of debt securities is directly affected by an issuer's ability to pay principal and interest on time. If an Underlying Portfolio invests in debt securities, the value of your investment may be adversely affected when an issuer fails to pay an obligation on a timely basis. An Underlying Portfolio may also be subject to credit risk to the extent it engages in transactions, such as securities loans, repurchase agreements or certain derivatives, which involve a promise by a third party to honor an obligation to the Underlying Portfolio. Such third party may be unwilling or unable to honor its financial obligations.

HIGH YIELD DEBT SECURITY RISK

High yield debt securities, or junk bonds, are securities which are rated below "investment grade" or are not rated, but are of equivalent quality. High yield debt securities range from those for which the prospect for repayment of principal and interest is predominantly speculative to those which are currently in default on principal or interest payments. An Underlying Portfolio with high yield debt securities may be more susceptible to credit risk and market risk than a Portfolio that invests only in higher quality debt securities because these lower-rated debt securities are less secure financially and more sensitive to downturns in the economy. In addition, the secondary market for such securities may not be as liquid as that for more highly rated debt securities. As a result, an Underlying Portfolio's Adviser may find it more difficult to sell these securities or may have to sell them at lower prices.

You should understand that high yield securities are not generally meant for short-term investing. When an Underlying Portfolio invests in high yield securities it generally seeks to receive a correspondingly higher return to compensate it for the additional credit risk and market risk it has assumed.

FOREIGN INVESTMENT RISK

Investments in foreign securities involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject:

  . These risks may include the seizure by the government of company assets, excessive taxation, withholding taxes on dividends and interest, limitations on the use or transfer of portfolio assets, and political or social instability.

  . Enforcing legal rights may be difficult, costly and slow in foreign countries, and there may be special problems enforcing claims against foreign governments.

  . Foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there may be less public information about their operations.

  .  Foreign markets may be less liquid and more volatile than U.S. markets.

  . Foreign securities often trade in currencies other than the U.S. dollar, and a Portfolio may directly hold foreign currencies and purchase and sell foreign currencies. Changes in currency exchange rates will affect a Portfolio's net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of foreign securities. An increase in the strength of the U.S. dollar relative to these other currencies may cause the value of a Portfolio to decline. Certain foreign currencies may be particularly volatile, and foreign governments may intervene in the currency markets, causing a decline in value or liquidity of a Portfolio's foreign currency or securities holdings.

  . Costs of buying, selling and holding foreign securities, including brokerage, tax and custody costs, may be higher than those involved in domestic transactions.

Investments in emerging markets include all of the risks of investments in foreign securities and are subject to severe price declines. The economic and political structures of developing nations, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity. Such countries may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners and economies based on only a few industries. For these reasons, all of the risks of investing in foreign securities are heightened by investing in emerging market countries. The markets of developing countries have been more volatile than the markets of developed countries with more mature economies. These markets often have provided significantly higher or lower rates of return than developed markets, and significantly greater risks, to investors.

MARKET CAPITALIZATION RISK

Stocks fall into three broad market capitalization categories--large, medium and small. Investing primarily in one category carries the risk that due to current market conditions that category may be out of favor. If valuations of large capitalization companies appear to be greatly out of proportion to the valuations of small or medium capitalization companies, investors may migrate to the stocks of small and mid-sized companies causing an Underlying Portfolio that invests in these companies to increase in value more rapidly than an Underlying Portfolio that invests in larger, fully-valued companies. Larger more established companies may also be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion. Investing in medium and small capitalization companies may be subject to special risks associated with narrower product lines, more limited financial resources, dependency on a few key personnel for management compared to companies with greater financial resources, and a more limited trading market for their stocks as compared with larger companies.

In addition, securities of these companies are subject to the risk that during certain periods the liquidity of particular issuers or industries, or all securities in particular investment categories, will shrink or disappear suddenly and without warning as a result of adverse economic or market conditions, or adverse investor perceptions whether or not accurate. Securities of medium and smaller capitalization issuers may therefore be subject to greater price volatility and may decline more significantly in market downturns than securities of larger companies and an Underlying Portfolio may incur losses because it will be required to effect sales at a disadvantageous time and only then at a substantial drop in price. In some cases, these companies may be relatively new issuers (I.E., those having continuous operation histories of less than three years) which carries other risks in addition to the risks of other medium and small capitalization companies. New issuers may be more speculative because such companies are relatively unseasoned. These companies will often be involved in the development or marketing of a new product with no established market, which could lead to significant losses. Smaller and medium capitalization issuers may also require substantial additional capital to support their operations, to finance expansion or to maintain their competitive position; and may have substantial borrowings or may otherwise have a weak financial condition, and may be susceptible to bankruptcy. Transaction costs for these investments are often higher than those of larger capitalization companies.

INVESTMENT STYLE RISK

Different investment styles tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. An Underlying Portfolio may outperform or underperform other funds that employ a different investment style. An Underlying Portfolio may also employ a combination of styles that impact its risk characteristics. Examples of different investment styles include growth and value investing. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's growth of earnings potential. Also, since growth companies usually invest a high portion of earnings in their business, growth stocks may lack the dividends of some value stocks that can cushion stock prices in a falling market. Growth oriented funds will typically underperform when value investing is in favor. Value stocks are those which are undervalued in comparison to their peers due to adverse business developments or other factors. Value investing carries the risk that the market will not recognize a security's inherent value for a long time, or that a stock judged to be undervalued may actually be appropriately priced or overvalued. Value oriented funds will typically underperform when growth investing is in favor.

REAL ESTATE INVESTMENT RISK

Although a Portfolio will not invest in real estate directly, it may concentrate its assets in the real estate industry or may invest in securities related to the real estate industry, so an investment in the Underlying Portfolio will be closely linked to the performance of the real estate markets. Property values may decrease due to increasing vacancies or declining rents resulting from unanticipated economic, legal, cultural or technological developments or because of overbuilding or lack of mortgage funds. The value of an individual property may also decline because of environmental liabilities or losses due to casualty or condemnation. Because of this concentration in or potential exposure to the real estate industry, the value of the Underlying Portfolio's shares may change at different rates compared to the value of shares of a mutual fund with investments in a mix of different industries.

The Underlying Portfolio may at times be more concentrated in particular sub-sectors of the real estate business--e.g. apartments, retail, hotels, offices, industrial, health care, etc. As such, its performance would be especially sensitive to developments that significantly affected those businesses.

In addition, Equity REITs may be affected by changes in the value of the underlying property they own, while Mortgage REITs may be affected by the quality of any credit they extend. Equity and Mortgage REITs are dependent upon management skills and are subject to heavy cash flow dependency, defaults by borrowers, self-liquidation and the possibility of failing to qualify for tax-free pass through of income under the Internal Revenue Code of 1986, and to maintain exemption from the Investment Company Act of 1940, as amended ("1940 Act"). In the event an issuer of debt securities collateralized by real estate defaults, it is conceivable that the REIT could end up holding the underlying real estate.

MORTGAGE-RELATED SECURITIES RISK

Mortgage-related securities may be issued or guaranteed by the U.S. Government, its agencies or instrumentalities or may be issued by private issuers and as such are not guaranteed by the U.S. Government, its agencies or instrumentalities. Like other debt securities, changes in interest rates generally affect the value of a mortgage-backed security. Additionally, some mortgage-backed securities may be structured so that they may be particularly sensitive to interest rates.

Investments in mortgage-related securities are also subject to special risks of prepayment. Prepayment risk occurs when the issuer of a security can prepay the principal prior to the security's maturity. Securities subject to prepayment risk, including the collateralized mortgage obligations and other mortgage-related securities that an Underlying Portfolio can buy, generally offer less potential for gains when prevailing interest rates decline, and have greater potential for loss when interest rates rise depending upon the coupon of the underlying securities. The impact of prepayments on the price of a security may be difficult to predict and may increase the volatility of the price. In addition, early repayment of mortgages underlying these securities may expose an Underlying Portfolio to a lower rate of return when it reinvests the principal. Further, an Underlying Portfolio may buy mortgage-related securities at a premium. Accelerated prepayments on those securities could cause the Underlying Portfolio to lose a portion of its principal investment represented by the premium the Underlying Portfolio paid.

If interest rates rise rapidly, prepayments may occur at slower rates than expected, which could have the effect of lengthening the expected maturity of a short- or medium-term security. That could cause its value to fluctuate more widely in response to changes in interest rates. In turn, this could cause the value of an Underlying Portfolio's shares to fluctuate more.

Non-mortgage asset-backed securities are not issued or guaranteed by the U.S. Government or its agencies or government-sponsored entities. In the event of a failure of these securities or of mortgage-related securities issued by private issuers to pay interest or repay principal, the assets backing these securities such as automobiles or credit card receivables may be insufficient to support the payments on the securities.

DERIVATIVES RISK

The Portfolios' investments in derivatives, if any, can significantly increase the Underlying Portfolio's exposure to market risk or credit risk of the counterparty. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the relevant assets, rates and indices.



SECTOR RISK

Because RCM Technology Portfolio concentrates its investments in the technology sector, it is subject to risks particularly affecting those companies, such as the risks of short product cycles and rapid obsolescence of products and services, competition from new and existing companies, significant losses and/or limited earnings, security price volatility and limited operating histories.

In addition to other risks, a Portfolio that invests a substantial portion of its assets in related industries (or "sectors") may have greater risk because companies in these sectors may share common characteristics and may react similarly to market developments.

MANAGEMENT

The Trust's Board of Trustees is responsible for managing the business affairs of the Trust. The Trustees meet periodically to review the affairs of the Trust and to establish certain guidelines which the Manager is expected to follow in implementing the investment policies and objectives of the Trust. The Trustees also review the management of the Portfolios' assets by the Manager. Information about the Trustees and executive officers of the Trust is contained in the SAI.

THE MANAGER


Met Investors Advisory, LLC (the "Manager"), 5 Park Plaza, Suite 1900, Irvine, California 92614, manages all of the Portfolios. The Manager is responsible for the general management and administration of the Trust and the Portfolios. In addition to its managerial responsibilities, the Manager also is responsible for determining the asset allocation range for the Portfolios and ensuring that the allocations are consistent with the guidelines that have been approved by the Board of Trustees. Within the asset allocation range for the Portfolios, the Manager will periodically establish specific percentage targets for each asset class and each Underlying Portfolio to be held by the Portfolios based on the investment objectives and policies of the Underlying Portfolios, the Manager's investment process as well as its outlook for the economy, financial markets and relative market valuation of each Underlying Portfolio. The Manager is an affiliate of MetLife.

The Portfolios are managed by an Investment Committee composed of Elizabeth M. Forget, Alan C. Leland, Jr., CFA, Thomas C. McDevitt, CIMA, John Guthrie, Jr. CFA, Darrel A. Olson, CFA and Jeffrey L. Bernier, CIMA.


Ms. Forget, chair of the Committee, has been President of the Manager since December 2000, has been President and Trustee of Met Investors Series Trust since December 2000, has been a Senior Vice President of MetLife, Inc. since May 2007, has been President of MetLife Advisers, LLC since May 2006, has been Trustee of MetLife Investment Funds, Inc. since May 2006 and has been Trustee of Metropoliton Series Fund, Inc. since August 2006.

Mr. Guthrie, CFA, Vice President of the Manager, is also Senior Vice President of MetLife Advisers, LLC and serves on MetLife Advisers LLC's Board of Managers. He is also a Vice President of Metropolitan Life Insurance Company. Mr. Guthrie joined New England Life Insurance Company (an indirect subsidiary of MetLife, Inc.) in 1969 and has served in various positions since that time.


Mr. Leland, CFA, Vice President of the Manager, joined MetLife in 1974. Prior to becoming Vice President of Metropolitan Life Insurance Company in the Annuity Product Management business unit and Chief Financial Officer of MetLife Advisers, LLC, he worked in both MetLife's Investment Department and Group Pension Department.

Mr. McDevitt, CIMA, Vice President of the Manager, also is a Vice President of MetLife Advisers, LLC and is primarily responsible for the oversight of the investment functions of Metropolitan Series Fund, Inc.'s subadvisers and performance analyses of Metropolitan Series Fund, Inc.'s portfolios. Mr. McDevitt joined Metropolitan Life Insurance Company in 1980 and was responsible for the development, marketing and servicing of an asset allocation and investment advisory service for group pension clients.



Mr. Olson, CFA, Vice President of the Manager, has been with Metropolitan Life Insurance Company for over 25 years and is a Director in the Investments Department. Currently, Mr. Olson manages the assets under MetLife's Employee Benefit Plans. In addition, Mr. Olson serves as Chief of Staff for a review board that oversees all of MetLife's use of unaffiliated managers.


Mr. Bernier, CIMA, joined Metropolitan Life Insurance Company in December 2007. He has been a Vice President of Metropolitan Life Insurance Company and a Vice President of the Manager since 2008. From July 2004 to December 2007 Mr. Bernier was a Director and Senior Investment Analyst of Investment Management Services for John Hancock Financial Services. From May 2000 to December 2001 Mr. Bernier was an Assistant Vice President in the Corporate and Investment Banking division of Wachovia Securities.


The Manager has hired an independent consultant to provide research and consulting services with respect to the periodic asset allocation targets for each of the Portfolios and to investments in the Underlying Portfolios, which may assist the Manager in determining the Underlying Portfolios which may be available for investment and with the selection of and allocation of each Portfolio's investments among the Underlying Portfolios. The Manager is responsible for paying the consulting fees.

The Trust and the Manager have received an exemptive order from the Securities and Exchange Commission that permits the Manager, subject to certain conditions, and without the approval of shareholders to: (a) employ a new unaffiliated investment adviser for a Portfolio pursuant to the terms of a new investment advisory agreement, in each case either as a replacement for an existing investment adviser or as an additional investment adviser; (b) change the terms of any investment advisory agreement; and (c) continue the employment of an existing investment adviser on the same advisory contract terms where a contract has been assigned because of a change in control of the investment adviser. In such circumstances, shareholders would receive notice of such action, including the information concerning the new investment adviser that normally is provided in a proxy statement.

As compensation for its services to the Portfolios, the Manager receives monthly compensation at an annual rate of a percentage of the average daily net assets of each Portfolio. The management fees for each Portfolio are:

PORTFOLIO                             MANAGEMENT FEE
MetLife Defensive Strategy Portfolio  0.10% of first $500 million of such assets plus
                                      0.075% of such assets over $500 million up to $1 billion
                                      plus 0.05% of such assets over $1 billion
----------------------------------------------------------------------------------------------
MetLife Moderate Strategy Portfolio   0.10% of first $500 million of such assets plus
                                      0.075% of such assets over $500 million up to $1 billion
                                      plus 0.05% of such assets over $1 billion
----------------------------------------------------------------------------------------------
MetLife Balanced Strategy Portfolio   0.10% of first $500 million of such assets plus
                                      0.075% of such assets over $500 million up to $1 billion
                                      plus 0.05% of such assets over $1 billion
----------------------------------------------------------------------------------------------
MetLife Growth Strategy Portfolio     0.10% of first $500 million of such assets plus
                                      0.075% of such assets over $500 million up to $1 billion
                                      plus 0.05% of such assets over $1 billion
----------------------------------------------------------------------------------------------
MetLife Aggressive Strategy Portfolio 0.10% of first $500 million of such assets plus
                                      0.075% of such assets over $500 million up to $1 billion
                                      plus 0.05% of such assets over $1 billion
----------------------------------------------------------------------------------------------

The SAI provides additional information about each Committee member's compensation, other accounts managed and the member's ownership of securities in the Portfolios.

A discussion regarding the basis for the decision to the Trust's Board of Trustees to approve the management agreement with the Manager is available in each Portfolio's annual report.

EXPENSE LIMITATION AGREEMENT


In the interest of limiting expenses of the MetLife Defensive Strategy Portfolio and MetLife Aggressive Strategy Portfolio until April 30, 2009, the Manager has entered into an expense limitation agreement with the Trust ("Expense Limitation Agreement"). Pursuant to that Expense Limitation Agreement, the Manager has agreed to waive or limit its fees and to assume other expenses so that the total direct annual operating expenses of each Portfolio other than interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, other extraordinary expenses not incurred in the ordinary course of each Portfolio's business, but including amounts payable pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act are limited to 0.10% and 0.35%, respectively, of daily net assets for Class A and Class B shares, respectively, of each Portfolio.


Each Portfolio may at a later date reimburse to the Manager the management fees waived or limited and other expenses assumed and paid by the Manager pursuant to the Expense Limitation Agreement provided such Portfolio has reached a sufficient asset size to permit such reimbursement to be made without causing the total annual expense ratio of each Portfolio to exceed the then existing percentage limits. Consequently, no reimbursement by a Portfolio will be made unless the Portfolio's total annual expense ratio is less than the respective percentages stated above.

The total amount of reimbursement to which the Manager may be entitled will equal, at any time, the sum of (i) all investment management fees previously waived or reduced by the Manager and (ii) all other payments previously remitted by the Manager to the Portfolio during any of the previous five fiscal years, less any reimbursement that the Portfolio has previously paid to the Manager with respect to (a) such investment management fees previously waived or reduced and (b) such other payments previously remitted by the Manager to the Portfolio.

DISTRIBUTION PLAN

Each Portfolio has adopted for its Class B shares a plan pursuant to Rule 12b-1 under the 1940 Act (the "Plan"). Pursuant to the Plan, each Portfolio has entered into a Distribution Agreement with MetLife Investors Distribution Company, located at 5 Park Plaza, Suite 1900, Irvine, California 92614. MetLife Investors Distribution Company is an affiliate of the Manager, and serves as principal underwriter for the Trust. The Plan permits the use of Trust assets to help finance the distribution of the shares of the Portfolios. Under the Plan, the Trust, on behalf of each Portfolio, is permitted to pay to various service providers up to 0.50% of the average daily net assets of the Portfolio as payment for services rendered in connection with the distribution of the shares of the Portfolio. Currently, payments are limited to 0.25% of average net assets which amount may be increased to the full Plan amount by the Trustees of the Trust without shareholder approval. Because these fees are paid out of Trust assets on an on-going basis, over time these costs will increase the cost of your investment and may cost you more than other types of sales charges.

YOUR INVESTMENT

SHAREHOLDER INFORMATION

The separate accounts of MetLife are the record owners of the Portfolios' shares. Any reference to the shareholder in this Prospectus technically refers to those separate accounts and not to you, the Contract owner. The legal rights of you, the Contract owner, are different from the legal rights of the record owner.

However, MetLife is required to solicit instructions from Contract owners when voting on shareholder issues. Any voting by MetLife as shareholder would therefore reflect the actual votes of Contract owners. Neither the Securities and Exchange Commission nor MetLife requires any specific minimum percentage of Contract owners to vote in order for MetLife to echo vote the remaining unvoted votes. MetLife seeks to obtain a reasonable level of turnout given the particular voting trend. MetLife may use various methods of encouraging Contract owners to vote, including additional solicitations. The practice of echo voting means that a minority of Contract owners may, in practice, determine whether an item passes or fails. Please see "Voting Rights" in the prospectus for the Contracts accompanying this Prospectus for more information on your voting rights.

DISCLOSURE OF PORTFOLIO HOLDINGS

Shares of the Trust are offered only to separate accounts of the Insurance Companies. The following information is generally made available on one or more of the Insurance Company websites (including www.metlifeinvestors.com): (i) the portfolio holdings of each Portfolio and (ii) the percentage of the Portfolio's net assets that each of the portfolio holdings represents. This information is posted on the website as early as on or about the tenth business day following the calendar quarter and no later than on or about the first business day of the second month following the calendar quarter. The Trust may exclude any portion of these holdings from the posting when deemed in the best interest of the Trust. These postings generally remain until replaced by new postings as described above. For these purposes, a Portfolio's portfolio holdings are not considered to include transactions transmitted to the Trust's custodian after certain established cut-off times.

A description of the Portfolios' policies and procedures with respect to the disclosure of the Portfolios' portfolio securities is available in the SAI.

DIVIDENDS, DISTRIBUTIONS AND TAXES

DIVIDENDS AND DISTRIBUTIONS

Each Portfolio intends to distribute substantially all of its net investment income, if any. Each Portfolio distributes its dividends from its net investment income to MetLife's separate accounts at least once a year and not to you, the Contract owner. These distributions are in the form of additional shares and not cash. The result is that a Portfolio's investment performance, including the effect of dividends, is reflected in the cash value of the Contracts. Please see the Contract prospectus accompanying this Prospectus for more information.

All net realized long- or short-term capital gains of each Portfolio are distributed once a year and reinvested in the Portfolio.

TAXES

Please see the Contract prospectus accompanying this Prospectus for a discussion of the tax impact on you resulting from the income taxes the separate accounts owe as a result of their ownership of a Portfolio's shares and their receipt of dividends and capital gains.

Each Portfolio expects to qualify and to continue to qualify as a regulated investment company under Subchapter M of the Code. As qualified, a Portfolio is not subject to federal income tax on that part of its taxable income that it distributes to its shareholders. Taxable income consists generally of net investment income, and any capital gains. It is each Portfolio's intention to distribute all such income and gains.

Shares of each Portfolio are currently offered only to the separate accounts of MetLife. Separate accounts are insurance company separate accounts that fund life insurance policies and annuity contracts. Under the Code, an insurance company pays no tax with respect to income of a qualifying separate account when the income is properly allocable to the value of eligible variable annuity or variable life insurance contracts. For a discussion of the taxation of life insurance companies and the separate accounts, as well as the tax treatment of the policies and annuity contracts and the holders thereof, see the discussion of federal income tax considerations included in the prospectus for the Contracts.

Section 817(h) of the Code and the regulations thereunder impose "diversification" requirements on the assets underlying a Contract. Each Portfolio intends to maintain diversification which will allow each Contract to satisfy these requirements. These requirements are in addition to the diversification requirements imposed on each Portfolio by Subchapter M and the 1940 Act. Technically, the section 817(h) requirements provide that, with limited exceptions, as of the end of each calendar quarter or within thirty days thereafter no more than 55% of the assets underlying a Contract may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments, and no more than 90% by any four investments. For this purpose, an investment in a Portfolio is treated not as a single investment but as an investment in each asset owned by the Portfolio, so long as shares of the Portfolio are owned only by separate accounts of insurance companies, by qualified pension and retirement plans, and by a limited class of other investors. Similarly, an investment in an Underlying Portfolio by a Portfolio is treated not as a single investment but as an investment in each asset owned by the Underlying Portfolio, so long as shares of the Underlying Portfolio are owned only by separate accounts of insurance companies, by qualified pension and retirement plans, and by a limited class of other investors. The Portfolios and Underlying Portfolios are and will be so owned. Thus so long as each Portfolio meets the section 817(h) diversification tests, each Contract will also meet those tests. See the prospectus for the Contracts.

The foregoing is only a summary of some of the important federal income tax considerations generally affecting a Portfolio and you; see the SAI for a more detailed discussion. You are urged to consult your tax advisers.

REPORT TO POLICYHOLDERS

The fiscal year of each Portfolio ends on December 31 of each year. The Trust will send to you, at least semi-annually, reports and statements which show the Portfolios' composition and other information. An annual report, with audited information, will be sent to you each year.

SALES AND PURCHASES OF SHARES

The Trust does not sell its shares directly to the public. The Trust continuously sells Class A shares and Class B shares of each Portfolio only to the separate accounts of MetLife to fund Contracts. The Trust could also offer shares to other separate accounts of other insurers if approved by the Board of Trustees.

PURCHASE AND REDEMPTION OF SHARES

MetLife Investors Distribution Company is the principal underwriter and distributor of the Trust's shares. MetLife Investors Distribution Company places orders for the purchase or redemption of shares of each Portfolio based on, among other things, the amount of net Contract premiums or purchase payments transferred to the separate accounts, transfers to or from a separate account investment division and benefit payments to be effected on a given date pursuant to the terms of the Contract. Such orders are effected, without sales charge, at the net asset value per share for each Portfolio determined on that same date. The Trust reserves the right to reject or limit all or part of any purchase or exchange order for any reason.

The Portfolios are available as investment options under a number of different variable insurance products, many of which do not limit the number of transfers among the available underlying funds. A large number of transfers could raise transaction costs for a Portfolio and could require the Adviser to maintain increased cash reserves, which could harm performance in rising markets.

Shares of the Portfolios are sold and redeemed at their net asset value without the imposition of any sales commission or redemption charge. Class A shares are not subject to a Rule 12b-1 fee. Class B shares are subject to a Rule 12b-1 fee of 0.25% of average daily net assets. (However, certain sales or other charges may apply to the Contract, as described in the Contract prospectus.) Under certain circumstances, redemption proceeds may be paid in securities or other property rather than in cash if the Manager determines it is in the best interests of the Trust.

MARKET TIMING

The Trust's Board of Trustees has adopted certain procedures, described below, to discourage certain types of trading in Portfolio shares that may be harmful to long-term investors, specifically (i) trading that is designed to exploit pricing inefficiencies and thereby dilute the returns of long-term investors; or (ii) frequent trading by an investor that generates sufficiently volatile cash flows to be disruptive to a portfolio manager's ability to manage a Portfolio's assets ((i) or (ii), "market timing"). The Trust is not intended for investment by market timers. The Trust does not knowingly accommodate market timing in any Portfolio and, to the Trust's knowledge, there are no arrangements currently in place that are designed to permit any contract owner to engage in market timing. As discussed above, the Trust reserves the right to reject or limit all or part of any purchase or exchange order for any reason.


The Trust requires that the insurance company separate accounts that invest in the Portfolios have in place policies and procedures reasonably designed to detect and deter market timing in the separate accounts by contract owners. In addition, the Manager monitors cashflows of certain Portfolios identified as presenting pricing inefficiencies that could potentially be exploited by market timers, and, with respect to each Portfolio, conducts certain tests to help detect cash outflows or cashflow volatility that may be disruptive to a portfolio manager's ability to manage the Portfolio. If, based on such monitoring, the Manager believes (i) that a Portfolio's cash flows may reflect a pattern of market timing or (ii) that a Portfolio's cash flows may reflect frequent trading that is disruptive to the management of the Portfolio and it is appropriate given the context of the cash flow volatility (e.g., type of Portfolio, amount of assets), the Manager will refer the matter to the appropriate insurance company or companies.

Further, in accordance with Rule 22c-2 under the 1940 Act, the Trust has contracted with insurance company separate accounts to enable it to request and receive information regarding transactions in the shares of the Trust's Portfolios and limit transactions that violate the Trust's policies on market timing.

If the Trust finds that any insurance company has in place inadequate policies and procedures, with respect to a particular separate account, to detect and deter market timing in Portfolio shares and there is evidence of market timing in that separate account, the Trust or any of its Portfolios may be discontinued as an investment option of that separate account. In such an event, all contract owners of such separate account would no longer be able to make new investments in the Trust or any of its Portfolios. The Trust reserves the right to modify this policy, including any procedures established from time to time to effectuate this policy, at any time without notice.

LIMITATIONS ON THE TRUST'S ABILITY TO DETECT AND DETER MARKET TIMING

The Portfolios are available as investment options under a number of different variable insurance products. Owners of these variable insurance products transfer value among sub-accounts of the insurance company separate accounts by contacting the insurance companies. The resulting purchases and redemptions of Portfolio shares are made through omnibus accounts of the insurance companies. The right of an owner of such a variable insurance product to transfer among sub-accounts is governed by a contract between the insurance company and such owner. Many of these contracts do not limit the number of transfers among the available underlying funds that a contract owner may make. The terms of these contracts, the presence of financial intermediaries (including the insurance companies) between the Trust and contract owners, the utilization of omnibus accounts by these intermediaries and other factors such as state insurance laws may limit the Trust's ability to detect and deter market timing. Multiple tiers of such financial intermediaries may further compound the Trust's difficulty in detecting and deterring such market timing activities.

RISKS ASSOCIATED WITH MARKET TIMING GENERALLY

While the Trust will try to detect and deter market timing by utilizing the procedures described above, these procedures may not be successful in identifying or deterring market timing. By realizing profits through short-term trading, contract owners that engage in market timing activities may dilute the value of shares held by long-term investors. Cashflow volatility resulting from frequent trading of Portfolio shares, especially involving large dollar amounts, may disrupt a portfolio manager's ability to manage the Portfolio's assets. Frequent trading may be disruptive if it makes it difficult for a Portfolio to implement its long-term investment strategies, for example by causing the Portfolio to maintain a higher level of its assets in cash to accommodate such frequent trading. Frequent trading may also be disruptive if it forces a Portfolio to sell portfolio securities at inopportune times to raise cash to accommodate such trading activity. In addition, frequent trading may cause a Portfolio to incur increased expenses. For example, as a result of such frequent trading, a Portfolio may be forced to liquidate investments and thereby incur increased brokerage costs and realization of taxable capital gains without attaining any investment advantage. All of these factors may adversely affect Portfolio performance.

Associated with an investment in a Portfolio that itself invests in securities that are, for example, thinly traded, traded infrequently, or relatively less liquid is the risk that the current market price for the securities may not accurately reflect current market values. A market timer may seek to engage in strategies designed to take advantage of these pricing differences ("price arbitrage") and thereby dilute the returns of long-term investors. Portfolios that may be ad-versely affected by price arbitrage include those Portfolios that significantly invest in small cap equity securities and in certain fixed-income securities, such as high yield bonds.

A Portfolio that invests significantly in foreign securities may be particularly susceptible to strategies designed to exploit pricing inefficiencies. This is because foreign securities are typically traded on markets that close well before the time a Portfolio calculates its net asset value (typically at 4:00 p.m. Eastern Time), which gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities. The time zone differences among international stock markets can allow a market timer engaging in certain strategies to exploit differences in Portfolio share prices that are based on closing prices of foreign securities established some time before the Portfolio calculates its own share price (a type of price arbitrage referred to as "time zone arbitrage"). As discussed more fully below, the Trust has procedures, referred to as fair value pricing, that allow the Trust to adjust closing market prices of foreign securities to reflect what is believed to be the fair value of those securities at the time a Portfolio calculates its net asset value. While there is no assurance, the Portfolios expect that the use of fair value pricing will reduce a market timer's ability to engage in time zone arbitrage to the detriment of Portfolio shareholders.

VALUATION OF SHARES


Each Portfolio's net asset value ("NAV") per share is ordinarily determined once daily, as of the close of the regular session of business on the New York Stock Exchange (NYSE) (usually at 4:00 p.m., Eastern Time), on each day the NYSE is open. To the extent that the Portfolio's assets are traded in other markets when the NYSE is closed, the value of the Portfolio's assets may be effected on days when the Trust is not open for business. In addition, trading in some of the Portfolio's assets may not occur when the Trust is open for business.

NAV of a Portfolio share is computed by dividing the value of the net assets of the Portfolio by the total number of shares outstanding in the Portfolio. Share prices for any transaction are those next calculated after receipt of an order.


Except for money market instruments maturing in 60 days or less and foreign securities as discussed below, securities held by the Portfolios are valued at market value. If market values are not readily available, or if available market quotations are not reliable, securities are priced at their fair value as determined by the Valuation Committee of the Trust's Board of Trustees using procedures approved by the Board of Trustees. The Portfolios may use fair value pricing if the value of a security has been materially affected by events occurring before the Portfolio's calculation of NAV but after the close of the primary markets on which the security is traded.

The Portfolios may also use fair value pricing if reliable market quotations are unavailable due to infrequent trading or if trading in a particular security was halted during the day and did not resume prior to the Portfolios' calculation of NAV. The use of fair value pricing has the effect of valuing a security based upon the price a Portfolio might reasonably expect to receive if it sold that security but does not guarantee that the security can be sold at the fair value price. Further, because of the inherent uncertainty of fair valuation, a fair valuation price may differ significantly from the value that would have been used had a ready market for the investment existed, and these differences could be material. With respect to any portion of a Portfolio's assets that is invested in other open-end investment companies, that portion of the

Portfolio's NAV is calculated based on the NAV of that investment company. The prospectus for the other investment company explains the circumstances and effects of fair value pricing for that investment company.

Each Portfolio has retained a third party pricing service to automatically fair value each of its investments that is traded principally on a foreign exchange or market, subject to adjustment by the Trust's Valuation Committee. The Valuation Committee will regularly monitor and review the services provided by the pricing service to the Portfolios and periodically report to the Board on the pricing services' performance.

Money market instruments maturing in 60 days or less are valued on the amortized cost basis.

FINANCIAL HIGHLIGHTS

The following financial highlights tables are intended to help you understand each Portfolio's Class A and Class B shares financial performance for its periods of operation. Certain information reflects financial results for a single Portfolio share. Total return in each table shows how much an investment in a Portfolio would have increased (or decreased) during each period (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, whose report is included in the Annual Report of each Portfolio, which are available upon request.

  METLIFE DEFENSIVE STRATEGY PORTFOLIO


                                                                                 FOR THE PERIOD FROM
                                                                                     MAY 2, 2005
                                                             FOR THE YEARS ENDED   (COMMENCEMENT OF
                                                              DECEMBER 31,          OPERATIONS) TO
                                                             ------------------- DECEMBER 31, 2005(A)
CLASS A                                                      2007(A)   2006(A)   --------------------
---------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                         $11.10    $10.29            $9.82
                                                             ------    ------          -------
INCOME FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                          0.23      0.36             0.17
NET REALIZED AND UNREALIZED GAINS                              0.46      0.56             0.43
                                                             ------    ------          -------
TOTAL FROM INVESTMENT OPERATIONS                               0.69      0.91             0.60
                                                             ------    ------          -------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                         (0.25)    (0.02)           (0.11)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS                (0.26)    (0.08)           (0.02)
                                                             ------    ------          -------
TOTAL DISTRIBUTIONS                                          (0.51)    (0.10)           (0.13)
                                                             ------    ------          -------
NET ASSET VALUE, END OF PERIOD                               $11.28    $11.10           $10.29
                                                             ------    ------          -------
TOTAL RETURN                                                  6.20%     9.01%           6.07%+
                                                             ------    ------          -------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                        $--*      $--*             $--*
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                      0.09%     0.11%          0.12%++
NET INVESTMENT INCOME                                         2.05%     3.44%          2.53%++
PORTFOLIO TURNOVER RATE                                       39.2%     35.3%           36.1%+
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS BEFORE
REIMBURSEMENT BY THE MANAGER:                                 0.09%     0.12%          0.12%++

--------------------------------------------------------------------------------
*  Net assets less than  1/10 of $1 million.
+  Non-annualized
++ Annualized
(a) Net investment income per share was calculated using average shares outstanding.

                                           METLIFE DEFENSIVE STRATEGY PORTFOLIO


                                                                                       FOR THE PERIOD FROM
                                                                                         NOVEMBER 4, 2004
                                                                                         (COMMENCEMENT OF
                                                      FOR THE YEARS ENDED DECEMBER 31,    OPERATIONS) TO
                                                      -------------------------------- DECEMBER 31, 2004(A)
CLASS B                                               2007(A)    2006(A)    2005(A)    --------------------
---------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                  $11.09      $10.29     $9.95             $10.00
                                                      ------      -------   ------           --------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                   0.19        0.29      0.19               0.42
NET REALIZED AND UNREALIZED GAINS (LOSSES)              0.46        0.59      0.26             (0.29)
                                                      ------      -------   ------           --------
TOTAL FROM INVESTMENT OPERATIONS                        0.65        0.88      0.45               0.13
                                                      ------      -------   ------           --------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                  (0.23)     (0.00)*    (0.09)             (0.18)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS         (0.26)      (0.08)    (0.02)                 --
                                                      ------      -------   ------           --------
TOTAL DISTRIBUTIONS                                   (0.49)      (0.08)    (0.11)             (0.18)
                                                      ------      -------   ------           --------
NET ASSET VALUE, END OF PERIOD                        $11.25      $11.09    $10.29              $9.95
                                                      ------      -------   ------           --------
TOTAL RETURN                                           5.92%       8.63%     4.48%             1.34%+
                                                      ------      -------   ------           --------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)               $809.5      $541.5    $356.1             $129.8
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                               0.35%       0.35%     0.35%            0.35%++
NET INVESTMENT INCOME                                  1.72%       2.79%     1.90%           26.11%++
PORTFOLIO TURNOVER RATE                                39.2%       35.3%     36.1%           0.0%+(b)
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER:                   0.36%       0.39%     0.40%            0.71%++

--------------------------------------------------------------------------------
*  Rounds to less than $0.005 per share.
+  Non-annualized
++ Annualized
(a) Net investment income per share was calculated using average shares outstanding.
(b) For the period ended December 31, 2004, the portfolio turnover calculation is zero due to no sales activity.

  METLIFE MODERATE STRATEGY PORTFOLIO


                                                                                 FOR THE PERIOD FROM
                                                                                     MAY 2, 2005
                                                             FOR THE YEARS ENDED   (COMMENCEMENT OF
                                                               DECEMBER 31,         OPERATIONS) TO
                                                             ------------------- DECEMBER 31, 2005(A)
CLASS A                                                      2007(A)   2006(A)   --------------------
---------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                         $11.58      $10.57           $9.91
                                                             ------    --------        --------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                          0.20        0.19            1.25
NET REALIZED AND UNREALIZED GAINS (LOSSES)                     0.54        0.93          (0.44)
                                                             ------    --------        --------
TOTAL FROM INVESTMENT OPERATIONS                               0.74        1.12            0.81
                                                             ------    --------        --------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                         (0.27)      (0.02)          (0.13)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS                (0.32)      (0.09)          (0.02)
                                                             ------    --------        --------
TOTAL DISTRIBUTIONS                                          (0.59)      (0.11)          (0.15)
                                                             ------    --------        --------
NET ASSET VALUE, END OF PERIOD                               $11.73      $11.58          $10.57
                                                             ------    --------        --------
TOTAL RETURN                                                  6.49%      10.62%          8.16%+
                                                             ------    --------        --------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                        $0.9        $0.9            $0.3
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                      0.07%       0.09%         0.09%++
NET INVESTMENT INCOME                                         1.73%       1.76%        17.59%++
PORTFOLIO TURNOVER RATE                                       18.1%       22.2%          22.6%+
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS BEFORE
REIMBURSEMENT BY THE MANAGER:                                 0.07%    0.09%(b)         0.09%++

--------------------------------------------------------------------------------
+  Non-annualized
++ Annualized
(a) Net investment income per share was calculated using average shares outstanding.
(b) Excludes the effect of deferred expense reimbursement by the Portfolio to the Manager.

                                            METLIFE MODERATE STRATEGY PORTFOLIO


                                                                                       FOR THE PERIOD FROM
                                                                                         NOVEMBER 4, 2004
                                                                                         (COMMENCEMENT OF
                                                      FOR THE YEARS ENDED DECEMBER 31,    OPERATIONS) TO
                                                      -------------------------------- DECEMBER 31, 2004(A)
CLASS B                                               2007(A)    2006(A)    2005(A)    --------------------
---------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                    $11.56     $10.57     $10.11           $10.00
                                                       --------   --------   --------        --------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                     0.16       0.30       0.22             0.36
NET REALIZED AND UNREALIZED GAINS (LOSSES)                0.55       0.78       0.37           (0.11)
                                                       --------   --------   --------        --------
TOTAL FROM INVESTMENT OPERATIONS                          0.71       1.08       0.59             0.25
                                                       --------   --------   --------        --------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                    (0.25)    (0.00)*     (0.11)           (0.14)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS           (0.32)     (0.09)     (0.02)               --
                                                       --------   --------   --------        --------
TOTAL DISTRIBUTIONS                                     (0.57)     (0.09)     (0.13)           (0.14)
                                                       --------   --------   --------        --------
NET ASSET VALUE, END OF PERIOD                          $11.70     $11.56     $10.57           $10.11
                                                       --------   --------   --------        --------
TOTAL RETURN                                             6.21%     10.23%      5.81%           2.55%+
                                                       --------   --------   --------        --------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)               $2,251.9   $1,680.4   $1,170.1           $500.3
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                 0.32%      0.35%      0.35%          0.35%++
NET INVESTMENT INCOME                                    1.40%      2.70%      2.14%         22.53%++
PORTFOLIO TURNOVER RATE                                  18.1%      22.2%      22.6%         0.0%+(c)
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER:                     0.32%   0.35%(b)      0.35%          0.45%++

--------------------------------------------------------------------------------
*  Rounds to less than $0.005 per share.
+  Non-annualized
++ Annualized
(a) Net investment income per share was calculated using average shares outstanding.
(b) Excludes the effect of deferred expense reimbursement by the Portfolio to the Manager.
(c) For the period ended December 31, 2004, the portfolio turnover calculation is zero due to no sales activity.

  METLIFE BALANCED STRATEGY PORTFOLIO


                                                                                 FOR THE PERIOD FROM
                                                                                     MAY 2, 2005
                                                             FOR THE YEARS ENDED   (COMMENCEMENT OF
                                                               DECEMBER 31,         OPERATIONS) TO
                                                             ------------------- DECEMBER 31, 2005(A)
CLASS A                                                      2007(A)   2006(A)   --------------------
---------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                         $12.17      $10.92         $10.04
                                                             ------    --------        -------
INCOME FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                          0.15        0.31           0.56
NET REALIZED AND UNREALIZED GAINS                              0.47        1.03           0.47
                                                             ------    --------        -------
TOTAL FROM INVESTMENT OPERATIONS                               0.62        1.34           1.03
                                                             ------    --------        -------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                         (0.24)      (0.02)         (0.13)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS                (0.40)      (0.07)         (0.02)
                                                             ------    --------        -------
TOTAL DISTRIBUTIONS                                          (0.64)      (0.09)         (0.15)
                                                             ------    --------        -------
NET ASSET VALUE, END OF PERIOD                               $12.15      $12.17         $10.92
                                                             ------    --------        -------
TOTAL RETURN                                                  5.16%      12.35%        10.21%+
                                                             ------    --------        -------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                        $1.1        $0.7           $0.2
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                      0.06%       0.08%        0.03%++
NET INVESTMENT INCOME                                         1.22%       2.74%        7.70%++
PORTFOLIO TURNOVER RATE                                       17.0%       20.7%         17.3%+
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS BEFORE
REIMBURSEMENT BY THE MANAGER:                                 0.06%    0.08%(b)        0.03%++

--------------------------------------------------------------------------------
+  Non-annualized
++ Annualized
(a) Net investment income per share was calculated using average shares outstanding.
(b) Excludes the effect of deferred expense reimbursement by the Portfolio to the Manager.

                                            METLIFE BALANCED STRATEGY PORTFOLIO


                                                                                       FOR THE PERIOD FROM
                                                                                         NOVEMBER 4, 2004
                                                                                         (COMMENCEMENT OF
                                                      FOR THE YEARS ENDED DECEMBER 31,    OPERATIONS) TO
                                                      -------------------------------- DECEMBER 31, 2004(A)
CLASS B                                               2007(A)    2006(A)    2005(A)    --------------------
---------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                    $12.15     $10.92     $10.31           $10.00
                                                       --------   --------   --------        --------
INCOME FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                     0.13       0.26       0.22             0.28
NET REALIZED AND UNREALIZED GAINS                         0.46       1.04       0.52             0.14
                                                       --------   --------   --------        --------
TOTAL FROM INVESTMENT OPERATIONS                          0.59       1.30       0.74             0.42
                                                       --------   --------   --------        --------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                    (0.22)    (0.00)*     (0.11)           (0.11)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS           (0.40)     (0.07)     (0.02)               --
                                                       --------   --------   --------        --------
TOTAL DISTRIBUTIONS                                     (0.62)     (0.07)     (0.13)           (0.11)
                                                       --------   --------   --------        --------
NET ASSET VALUE, END OF PERIOD                          $12.12     $12.15     $10.92           $10.31
                                                       --------   --------   --------        --------
TOTAL RETURN                                             4.88%     11.98%      7.12%            4.19%+
                                                       --------   --------   --------        --------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)               $6,743.6   $5,167.2   $3,529.8         $1,561.2
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                 0.31%      0.33%      0.31%            0.35%++
NET INVESTMENT INCOME                                    1.05%      2.31%      2.12%           17.21%++
PORTFOLIO TURNOVER RATE                                  17.0%      20.7%      17.3%             0.0%+(c)
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER:                     0.31%   0.33%(b)      0.31%            0.38%++

--------------------------------------------------------------------------------
*  Rounds to less than $0.005 per share.
+  Non-annualized
++ Annualized
(a) Net investment income per share was calculated using average shares outstanding.
(b) Excludes the effect of deferred expense reimbursement by the Portfolio to the Manager.
(c) For the period ended December 31, 2004, the portfolio turnover calculation is zero due to no sales activity.

  METLIFE GROWTH STRATEGY PORTFOLIO


                                                                                 FOR THE PERIOD FROM
                                                                                     MAY 2, 2005
                                                             FOR THE YEARS ENDED   (COMMENCEMENT OF
                                                               DECEMBER 31,         OPERATIONS) TO
                                                             ------------------- DECEMBER 31, 2005(A)
CLASS A                                                      2007(A)   2006(A)   --------------------
---------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                         $12.89      $11.39          $10.19
                                                             ------    --------        --------
INCOME FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                          0.10        0.26            0.90
NET REALIZED AND UNREALIZED GAINS                              0.55        1.33            0.44
                                                             ------    --------        --------
TOTAL FROM INVESTMENT OPERATIONS                               0.65        1.59            1.34
                                                             ------    --------        --------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                         (0.19)      (0.02)          (0.12)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS                (0.46)      (0.07)          (0.02)
                                                             ------    --------        --------
TOTAL DISTRIBUTIONS                                          (0.65)      (0.09)          (0.14)
                                                             ------    --------        --------
NET ASSET VALUE, END OF PERIOD                               $12.89      $12.89          $11.39
                                                             ------    --------        --------
TOTAL RETURN                                                  5.03%      14.04%         13.20%+
                                                             ------    --------        --------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                        $3.8        $2.6            $1.2
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                      0.06%       0.08%         0.04%++
NET INVESTMENT INCOME                                         0.77%       2.19%        11.87%++
PORTFOLIO TURNOVER RATE                                       15.3%       19.8%          15.1%+
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS BEFORE
REIMBURSEMENT BY THE MANAGER:                                 0.06%    0.08%(b)         0.04%++

--------------------------------------------------------------------------------
+  Non-annualized
++ Annualized
(a) Net investment income per share was calculated using average shares outstanding.
(b) Excludes the effect of deferred expense reimbursement by the Portfolio to the Manager.

                                              METLIFE GROWTH STRATEGY PORTFOLIO


                                                                                       FOR THE PERIOD FROM
                                                                                         NOVEMBER 4, 2004
                                                                                         (COMMENCEMENT OF
                                                      FOR THE YEARS ENDED DECEMBER 31,    OPERATIONS) TO
                                                      -------------------------------- DECEMBER 31, 2004(A)
CLASS B                                               2007(A)    2006(A)    2005(A)    --------------------
---------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                    $12.87     $11.40     $10.56           $10.00
                                                       --------   --------   --------        --------
INCOME FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                     0.07       0.22       0.22             0.19
NET REALIZED AND UNREALIZED GAINS                         0.53       1.32       0.74             0.44
                                                       --------   --------   --------        --------
TOTAL FROM INVESTMENT OPERATIONS                          0.60       1.54       0.96             0.63
                                                       --------   --------   --------        --------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                    (0.16)    (0.00)*     (0.10)           (0.07)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS           (0.46)     (0.07)     (0.02)               --
                                                       --------   --------   --------        --------
TOTAL DISTRIBUTIONS                                     (0.62)     (0.07)     (0.12)           (0.07)
                                                       --------   --------   --------        --------
NET ASSET VALUE, END OF PERIOD                          $12.85     $12.87     $11.40           $10.56
                                                       --------   --------   --------        --------
TOTAL RETURN                                             4.70%     13.59%      9.12%           6.30%+
                                                       --------   --------   --------        --------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)               $8,190.5   $5,510.3   $3,206.2         $1,379.4
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                 0.31%      0.33%      0.31%          0.35%++
NET INVESTMENT INCOME                                    0.50%      1.81%      2.03%         11.59%++
PORTFOLIO TURNOVER RATE                                  15.3%      19.8%      15.1%         0.0%+(c)
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER:                     0.31%   0.33%(b)      0.31%          0.39%++

--------------------------------------------------------------------------------
*  Rounds to less than $0.005 per share.
+  Non-annualized
++ Annualized
(a) Net investment income per share was calculated using average shares outstanding.
(b) Excludes the effect of deferred expense reimbursement by the Portfolio to the Manager.
(c) For the period ended December 31, 2004, the portfolio turnover calculation is zero due to no sales activity.

  METLIFE AGGRESSIVE STRATEGY PORTFOLIO



                                                                                 FOR THE PERIOD FROM
                                                                                     MAY 2, 2005
                                                             FOR THE YEARS ENDED   (COMMENCEMENT OF
                                                              DECEMBER 31,          OPERATIONS) TO
                                                             ------------------- DECEMBER 31, 2005(A)
CLASS A                                                      2007(A)   2006(A)   --------------------
---------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                         $13.21    $11.68           $10.27
                                                             ------    ------          -------
INCOME FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                          0.09      0.22             0.77
NET REALIZED AND UNREALIZED GAINS                              0.34      1.42             0.79
                                                             ------    ------          -------
TOTAL FROM INVESTMENT OPERATIONS                               0.43      1.64             1.56
                                                             ------    ------          -------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                         (0.20)    (0.02)           (0.11)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS                (0.83)    (0.09)           (0.04)
                                                             ------    ------          -------
TOTAL DISTRIBUTIONS                                          (1.03)    (0.11)           (0.15)
                                                             ------    ------          -------
NET ASSET VALUE, END OF PERIOD                               $12.61    $13.21           $11.68
                                                             ------    ------          -------
TOTAL RETURN                                                  3.12%    14.10%          15.12%+
                                                             ------    ------          -------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                        $0.4      $0.3             $0.1
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                      0.10%     0.10%          0.12%++
NET INVESTMENT INCOME                                         0.69%     1.75%          1.08%++
PORTFOLIO TURNOVER RATE                                       27.2%     26.0%           18.3%+
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS BEFORE
REIMBURSEMENT BY THE MANAGER:                                 0.10%     0.11%          0.12%++

--------------------------------------------------------------------------------
+  Non-annualized
++ Annualized
(a) Net investment income per share was calculated using average shares outstanding.

                                          METLIFE AGGRESSIVE STRATEGY PORTFOLIO


                                                                              FOR THE PERIOD FROM
                                                                                NOVEMBER 4, 2004
                                                        FOR THE YEARS ENDED     (COMMENCEMENT OF
                                                           DECEMBER 31,          OPERATIONS) TO
                                                      ----------------------- DECEMBER 31, 2004(A)
CLASS B                                               2007(A) 2006(A) 2005(A) --------------------
------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                  $13.18   $11.68 $10.69          $10.00
                                                      ------  ------- ------        --------
INCOME FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                   0.05     0.18   0.20            0.08
NET REALIZED AND UNREALIZED GAINS                       0.35     1.41   0.91            0.64
                                                      ------  ------- ------        --------
TOTAL FROM INVESTMENT OPERATIONS                        0.40     1.59   1.11            0.72
                                                      ------  ------- ------        --------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                  (0.17)  (0.00)* (0.08)          (0.03)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS         (0.83)   (0.09) (0.04)              --
                                                      ------  ------- ------        --------
TOTAL DISTRIBUTIONS                                   (1.00)   (0.09) (0.12)          (0.03)
                                                      ------  ------- ------        --------
NET ASSET VALUE, END OF PERIOD                        $12.58   $13.18 $11.68          $10.69
                                                      ------  ------- ------        --------
TOTAL RETURN                                           2.89%   13.64% 10.38%          7.15%+
                                                      ------  ------- ------        --------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)               $816.8   $855.9 $661.7          $304.5
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                               0.35%    0.35%  0.35%         0.35%++
NET INVESTMENT INCOME                                  0.36%    1.45%  1.80%         4.77%++
PORTFOLIO TURNOVER RATE                                27.2%    26.0%  18.3%        0.0%+(b)
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER:                   0.35%    0.36%  0.37%         0.52%++

--------------------------------------------------------------------------------
*  Rounds to less than $0.005 per share.
+  Non-annualized
++ Annualized
(a) Net investment income per share was calculated using average shares outstanding.
(b) For the period ended December 31, 2004, the portfolio turnover calculation is zero due to no sales activity.

FOR MORE INFORMATION

If you would like more information about a Portfolio, the following documents are available to you free upon request:

ANNUAL/SEMI-ANNUAL REPORTS

Contain additional information about a Portfolio's performance. In a Portfolio's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION ("SAI")

Provides a fuller technical and legal description of the Portfolio's policies, investment restrictions, and business structure. The SAI is legally considered to be a part of this Prospectus.

IF YOU WOULD LIKE A COPY OF THE CURRENT VERSIONS OF THESE DOCUMENTS, OR OTHER INFORMATION ABOUT A PORTFOLIO, CONTACT:

                          MET INVESTORS SERIES TRUST
                                 5 PARK PLAZA
                                  SUITE 1900
                           IRVINE, CALIFORNIA 92614

                                1-800-848-3854

Free copies of the SAI and Annual and Semi-Annual Reports are available at the following website: www.metlifeinvestors.com

Information about a Portfolio, including the Annual and Semi-annual Reports and SAI, may also be obtained from the Securities and Exchange Commission ("SEC"):

[_] IN PERSONReview and copy documents in the SEC's Public Reference Room in
             Washington, D.C. (for information call 202-551-8090).

[_] ON LINE  Retrieve information from the EDGAR database on the SEC's web site at: http://www.sec.gov.

[_] BY MAIL  Request documents, upon payment of a duplicating fee, by writing to SEC, Public Reference Section, Washington, D.C. 20549 or by e-mailing the SEC at publicinfo@sec.gov.

                             SEC FILE # 811-10183

                                 MET INVESTORS
                            S E R I E S   T R U S T

              Met/Franklin Templeton Founding Strategy Portfolio

                         Met/Franklin Income Portfolio

                     Met/Franklin Mutual Shares Portfolio

                        Met/Templeton Growth Portfolio

                          Class A and Class B Shares

                                __PROSPECTUS__

                                APRIL 28, 2008

Like all securities, these securities have not been approved or disapproved by the
    Securities and Exchange Commission, nor has the Securities and Exchange
      Commission passed upon the accuracy or adequacy of this Prospectus.
           Any representation to the contrary is a criminal offense.

                           ____TABLE OF CONTENTS____


                                                                       PAGE

  INTRODUCTION                                                          3
     Understanding the Trust                                            3
     Understanding the Portfolios                                       3

  THE PORTFOLIOS                                                        5

    INVESTMENT SUMMARY                                                  5
     Met/Franklin Templeton Founding Strategy Portfolio                 6
     Met/Franklin Income Portfolio                                      10
     Met/Franklin Mutual Shares Portfolio                               13
     Met/Templeton Growth Portfolio                                     17

    PRIMARY RISKS OF INVESTING IN THE PORTFOLIOS                        20
    ADDITIONAL INVESTMENT STRATEGIES                                    23
    MANAGEMENT                                                          30
     The Manager                                                        30
     The Advisers                                                       33
     Distribution Plan                                                  37

  YOUR INVESTMENT                                                       37
     Shareholder Information                                            37
     Dividends, Distributions and Taxes                                 38
     Sales and Purchases of Shares                                      39

  FOR MORE INFORMATION                                              Back Cover

INTRODUCTION

UNDERSTANDING THE TRUST

Met Investors Series Trust (the "Trust") is an open-end management investment company that offers a selection of fifty-two managed investment portfolios or mutual funds, only four of which are offered through this Prospectus (the "Portfolios"). Each of the four Portfolios described in this Prospectus has its own investment objective designed to meet different investment goals. Please see the Investment Summary section of this Prospectus for specific information on each Portfolio.

  INVESTING THROUGH A VARIABLE INSURANCE CONTRACT

  Class A and Class B shares of the Portfolios are currently only sold to separate accounts of Metropolitan Life Insurance Company and certain of its affiliates (collectively, "MetLife" or the "Insurance Companies") to fund the benefits under certain individual flexible premium variable life insurance policies and individual and group variable annuity contracts (collectively, "Contracts"). As a Contract owner, your premium payments are allocated to one or more of the Portfolios in accordance with your Contract.

  A particular Portfolio or class of a Portfolio of the Trust may not be available under the Contract you have chosen. The prospectus for the Contracts shows the Portfolios and classes available to you. Please read this Prospectus carefully before selecting a Portfolio. It provides information to assist you in your decision. If you would like additional information about a Portfolio, please request a copy of the Statement of Additional Information ("SAI"). For details about how to obtain a copy of the SAI and other reports and information, see the back cover of this Prospectus. The SAI is incorporated by reference into this Prospectus.

  Some of the Portfolios have names and investment objectives that are very similar to certain publicly available mutual funds that are managed by the same investment advisers. The Portfolios in this Prospectus are not those publicly available mutual funds and will not have the same performance. Different performance will result from such factors as different implementation of investment policies, different investment restrictions, different cash flows into and out of the Portfolios, different fees, and different asset sizes.

UNDERSTANDING THE PORTFOLIOS

After this Introduction you will find an Investment Summary for each Portfolio. Each Investment Summary presents important facts about a Portfolio, including information about its investment objective, principal investment strategy, primary risks, fees and expenses and past performance.


 PLEASE SEE THE CONTRACT PROSPECTUS FOR A DETAILED EXPLANATION OF YOUR CONTRACT.

DESCRIPTION OF TYPES OF FUNDS:

  EQUITY FUNDS

  Although they may involve more risk, historically, equity securities such as common stocks have offered higher returns than bonds or other investments over the long term. A domestic equity fund principally invests in equity securities of U.S. companies and may also, to a minor extent, invest in securities of companies located outside the United States. An international equity fund principally invests in the equity securities of companies located outside the United States.

  FIXED INCOME FUNDS

  Fixed income securities are securities that pay a specified rate of return. Historically, fixed income funds are not as volatile as equity funds. These funds may lend stability to a portfolio made up primarily of stocks.

  FUND OF FUNDS

  Please note that the Met/Franklin Templeton Founding Strategy Portfolio is a "fund of funds" that invests, on a fixed percentage basis, in a combination of the Trust's portfolios sub-advised by subsidiaries of Franklin Resources, Inc. (collectively, "Franklin Templeton"), which, in turn, invest primarily in U.S. and foreign equity securities and, to a lesser extent, fixed-income and money market securities. The Portfolio's assets will be allocated on an equal basis (33 1/3%) among the Met/Franklin Income Portfolio, Met/Franklin Mutual Shares Portfolio and Met/Templeton Growth Portfolio (the "Underlying Portfolios"), each of which is a separate portfolio of the Trust, and which is included in this Prospectus.

--------------------------------------------------------------------------------

BEFORE YOU CHOOSE A PORTFOLIO, PLEASE CONSIDER...

All of the Portfolios involve risk, but there is also the potential for reward. You can lose money--and you can make money. The Portfolios are structured so that each offers a different degree of risk and reward than others.

WHAT RISK/REWARD LEVEL IS FOR YOU? ASK YOURSELF THE FOLLOWING:

(1) HOW WELL DO I HANDLE FLUCTUATIONS IN MY ACCOUNT VALUE?

    The greater the degree of risk for a Portfolio, the more its price is likely to move up and down on a day to day basis. If this makes you uncomfortable, you may prefer an investment that is less risky and that may not fluctuate in price as much.

(2) AM I LOOKING FOR A HIGHER RATE OF RETURN?

    Generally, the higher the potential return, the higher the risk. If you find the potential to make money is worth the possibility of losing more, then a Portfolio with higher risk may be right for you.

A final note: These Portfolios are designed for long-term investment.

                                THE PORTFOLIOS

INVESTMENT SUMMARY

Each Portfolio's summary discusses the following:

    INVESTMENT OBJECTIVE
    What is the Portfolio's investment goal?

    PRINCIPAL INVESTMENT STRATEGY
    How does the Portfolio attempt to achieve its investment goal? What types of investments does it contain? What style of investing and investment philosophy does it follow?

    PRIMARY RISKS
    What are the specific risks of investing in the Portfolio?

    PAST PERFORMANCE
    How well has the Portfolio performed over time?

    FEES AND EXPENSES
    What is the cost of investing in the Portfolio?

In addition to its principal investment strategy, each Portfolio, which is not a "fund of funds" (and the Underlying Portfolios, in the case of Met/Franklin Templeton Founding Strategy Portfolio) may invest in various types of securities and engage in various investment techniques and practices which are not the principal focus of the Portfolio (or of the Underlying Portfolio, in the case of the Met/Franklin Templeton Founding Strategy Portfolio) and therefore are not described in the Investment Summary section of the Prospectus. These other securities and investment techniques and practices in which a Portfolio may engage, together with their risks, are briefly discussed in "Additional Investment Strategies" in this Prospectus.

Following the Investment Summary is the section entitled "Primary Risks of Investing in the Portfolios" which lists some of the factors that may affect the value of a Portfolio's investments. You can lose money by investing in the Portfolios.

The SAI provides more detailed information regarding the various types of securities that a Portfolio or Underlying Portfolio may purchase and certain investment techniques and practices of its investment adviser.

The Contracts may be sold by banks. AN INVESTMENT IN A PORTFOLIO OF THE TRUST THROUGH A CONTRACT IS NOT A DEPOSIT OR OBLIGATION OF, OR GUARANTEED BY, ANY BANK, AND IS NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY OF THE U.S. GOVERNMENT.


 EACH PORTFOLIO IN THIS PROSPECTUS IS A MUTUAL FUND: A POOLED INVESTMENT THAT IS PROFESSIONALLY MANAGED AND THAT GIVES YOU THE OPPORTUNITY TO PARTICIPATE IN FINANCIAL MARKETS. EACH PORTFOLIO STRIVES TO REACH ITS STATED INVESTMENT OBJECTIVE, WHICH CAN BE CHANGED WITHOUT SHAREHOLDER APPROVAL. AS WITH ALL MUTUAL FUNDS, THERE IS NO GUARANTEE THAT A PORTFOLIO WILL ACHIEVE ITS INVESTMENT OBJECTIVE.


 A PORTFOLIO'S ADVISER MAY SELL A PORTFOLIO SECURITY WHEN THE VALUE OF THE INVESTMENT REACHES OR EXCEEDS ITS ESTIMATED FAIR VALUE, TO TAKE ADVANTAGE OF MORE ATTRACTIVE INVESTMENT OPPORTUNITIES, WHEN THE ISSUER'S INVESTMENT FUNDAMENTALS BEGIN TO DETERIORATE, WHEN THE PORTFOLIO MUST MEET REDEMPTIONS, OR FOR OTHER INVESTMENT REASONS.

              MET/FRANKLIN TEMPLETON FOUNDING STRATEGY PORTFOLIO

INVESTMENT OBJECTIVE:

Primarily seeks capital appreciation and secondarily seeks income.

PRINCIPAL INVESTMENT STRATEGY:

The Portfolio pursues its investment objectives by investing on a fixed percentage basis in a combination of the Trust's portfolios sub-advised by Franklin Templeton, which, in turn, invest primarily in U.S. and foreign equity securities and, to a lesser extent, fixed-income and money market securities. The Portfolio's assets will be allocated on an equal basis (33 1/3%) among the Met/Franklin Income Portfolio, Met/Franklin Mutual Shares Portfolio and Met/Templeton Growth Portfolio (the "Underlying Portfolios"), each of which is a separate portfolio of the Trust, and which is included in this Prospectus.

The Underlying Portfolios have been selected to represent a reasonable spectrum of investment options for the Portfolio. The Met Investors Advisory, LLC (the "Manager") has based the fixed percentage allocations for the Portfolio on the degree to which it believes the Underlying Portfolios, in combination, to be appropriate for the Portfolio's investment objective. As discussed in this Prospectus, each Underlying Portfolio is managed by the Manager and sub-advised by Franklin Advisers, Inc. (Met/Franklin Income Portfolio), Franklin Mutual Advisers, LLC (Met/Franklin Mutual Shares Portfolio) or Templeton Global Advisors Limited (Met/Templeton Growth Portfolio), respectively. The Portfolio will purchase Class A shares of the Underlying Portfolios, which are not subject to any sales charges or distribution or service (Rule 12b-1) fees.

The Portfolio may deviate from its percentage allocations as a result of appreciation or depreciation in the value of the shares of the Underlying Portfolios it holds. The Manager will periodically rebalance the Portfolio's holdings as deemed necessary to bring the asset allocation of the Portfolio back into alignment with its fixed percentage allocations.

The Portfolio is non-diversified, which means that it may concentrate its assets in a smaller number of issuers than a diversified portfolio. However, the Portfolio invests its assets in the Underlying Portfolios, each of which generally has diversified holdings.

The Portfolio also may deviate temporarily from its fixed percentage allocations for defensive purposes. The Portfolio may hold cash or cash equivalents (instead of being allocated to an Underlying Portfolio) as deemed appropriate by the Manager for temporary defensive purposes to respond to adverse market, economic or political conditions, or as a cash reserve. Should the Portfolio take this action, it may not achieve its investment objective. The Portfolio also may hold U.S. government securities and money market instruments directly for investment or other appropriate purposes.

Please note that the Underlying Portfolios may already be available directly as investment options in your Contract and that an investor in the Portfolio bears both the expenses of the Portfolio as well as the indirect expenses associated with the Underlying Portfolios. Therefore, an investor may be able to realize lower aggregate expenses by investing directly in the Underlying Portfolios instead of in the Portfolio itself. However, not all of the Underlying Portfolios may be available as an investment option in your Contract. In addition, an investor who chooses to invest directly in the Underlying Portfolios would not receive the asset allocation and rebalancing services provided by the Manager.

PRIMARY RISKS:

An investment in the Portfolio is not guaranteed. You can lose money by investing in the Portfolio. There are direct and indirect risks of investing in the Portfolio. Direct risks include:

  . PERFORMANCE RISK--Because the Portfolio generally invests all of its assets in the shares of the Underlying Portfolios, its investment performance is directly related to the performance of the Underlying Portfolios. The ability of the Portfolio to meet its investment objective depends upon the ability of an Underlying Portfolio to meet its own investment objective. It is possible that an Underlying Portfolio will fail to execute its investment strategies effectively. As a result, an Underlying Portfolio may not meet its investment objective, which would affect the Portfolio's investment performance. There can be no assurance that the investment objective of the Portfolio or any Underlying Portfolio will be achieved. Since the Portfolio invests in the shares of the Underlying Portfolios, its performance is directly related to the ability of the Underlying Portfolios to meet their respective investment objectives. Because the Portfolio invests in the Underlying Portfolios, the Portfolio's net asset value ("NAV") is effected by fluctuations in the Underlying Portfolios' NAV.

  . NON-DIVERSIFICATION RISK--The Portfolio is non-diversified which means the Portfolio can invest its assets in a small number of issuers. As a result, the Portfolio is more susceptible to any single economic, political or regulatory event affecting those issuers than is a diversified portfolio. This risk is limited because the Portfolio invests its assets in the Underlying Portfolios, each of which generally has diversified holdings.

  . AFFILIATED PORTFOLIO RISK--In managing the Portfolio, the Manager will have the authority to select and substitute the Underlying Portfolios. The Manager may be subject to potential conflicts of interest in allocating the Portfolio's assets among the Underlying Portfolios both because the fees payable to it by some of the Underlying Portfolios may be higher than the fees payable by other Underlying Portfolios and because the Manager is also responsible for managing the Underlying Portfolios. In this regard, the Manager may believe that certain Underlying Portfolios could benefit from additional assets or could be harmed by redemptions. As a fiduciary, the Manager is obligated to disregard these incentives. The directors and officers of the Trust may also have conflicting interests in fulfilling their fiduciary duties to both the Portfolio and the Underlying Portfolios of the Trust.

IN ADDITION, BECAUSE THE PORTFOLIO INVESTS IN THE UNDERLYING FUNDS, IT WILL INDIRECTLY BEAR FEES AND EXPENSES CHARGED BY THOSE PORTFOLIOS IN ADDITION TO THE PORTFOLIO'S DIRECT FEES AND EXPENSES.


The value of your investment in the Portfolio may be affected by one or more of the following indirect risks of the Underlying Portfolios, which are described in detail starting on page 20, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:


  .  Market risk

 PORTFOLIO MANAGEMENT:


..  Met Investors Advisory, LLC see page 30



  .  Investment style risk

  .  Market capitalization risk

  .  Foreign investment risk

  .  Credit risk

  .  Interest rate risk

  .  High yield debt security risk

An Underlying Portfolio's investments in derivatives can significantly increase the Portfolio's exposure to market risk or credit risk of the counterparty. Derivatives can also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the relevant assets, rates and indices.

A merger or other restructuring, or a tender or exchange offer, proposed or pending at the time the Underlying Portfolio invests in risk arbitrage securities may not be completed on the terms or within the time frame contemplated, resulting in losses to the Underlying Portfolio. Debt obligations of distressed companies typically are unrated, lower-rated, in default or close to default. Also, securities of distressed companies are generally more likely to become worthless than the securities of more financially stable companies.

In addition, investments in emerging markets include all of the risks of investments in foreign securities and are subject to severe price declines. The economic and political structures of developing nations, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity. Such countries may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners and economies based on only a few industries. For these reasons, all of the risks of investing in foreign securities are heightened by investing in emerging markets countries. The markets of developing countries have been more volatile than the markets of developed countries with more mature economies. These markets often have provided significantly higher or lower rates of return than developed markets, and significantly greater risks, to investors.

PAST PERFORMANCE:

As of the date of this Prospectus, the Portfolio had not commenced operations. No performance information is currently available.

FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are estimated for the year ended December 31, 2008 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts but do reflect the fees and expenses of the Underlying Portfolios. If such expenses were reflected in the Example, the expense amounts indicated would be higher. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE


Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)


                                          Class A Class B
---------------------------------------------------------
Management Fee                             0.05%   0.05%
---------------------------------------------------------
12b-1 Fees                                 None    0.25%
---------------------------------------------------------
Other Expenses                             0.15%   0.15%
---------------------------------------------------------
Acquired Fund Fees and Expenses*           0.87%   0.87%
---------------------------------------------------------
Total Annual Portfolio Operating Expenses
 and Acquired Fund Fees and Expenses
 Before Expense Waiver                     1.07%   1.32%
---------------------------------------------------------
Contractual Expense Waiver**               0.15%   0.15%
---------------------------------------------------------
Total Annual Portfolio Operating Expenses
 and Acquired Fund Fees and Expenses
 After Expense Waiver                      0.92%   1.17%
---------------------------------------------------------



         * As an investor in the Underlying Portfolios, the Portfolio will also will bear its pro-rata portion of the operating expenses of the Underlying Portfolios. The expenses of the Underlying Portfolios are based upon the weighted average of the estimated total operating expenses of the Underlying Portfolios after expense waivers allocated to the Underlying Portfolios for the year ended
           December 31, 2008.
        ** The Manager and the Trust have entered into an Expense Limitation
           Agreement whereby the total direct Annual Portfolio Operating Expenses for the Class A and Class B shares of the Portfolio will not exceed 0.05% and 0.30%, respectively, for the period ended
           April 30, 2009 and in any year in which the Agreement is in effect. Under certain circumstances, any fees waived or expenses reimbursed by the Manager may, with the approval of the Trust's Board of Trustees, be repaid to the Manager.

Investors may be able to realize lower aggregate expenses by investing directly in the Underlying Portfolios instead of the Portfolio. An investor who chooses to invest directly in the Underlying Portfolios would not, however, receive the asset allocation services provided by the Manager.


EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same and that all expense limitations of the Portfolio and the Underlying Portfolios remain in effect only for the period ended April 30, 2009. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES


        Class A  Class B
-------------------------
1 Year  $     94 $    120
-------------------------
3 Years $    390 $    453
-------------------------

                         MET/FRANKLIN INCOME PORTFOLIO

INVESTMENT OBJECTIVE:

To maximize income while maintaining prospects for capital appreciation.

PRINCIPAL INVESTMENT STRATEGY:


Under normal market conditions, the Portfolio invests in a diversified portfolio of debt and equity securities. Debt securities in which the Portfolio may invest include all varieties of fixed, floating and variable rate instruments including secured and unsecured bonds, bonds convertible into common stock, mortgage securities, debentures, notes and short-term debt instruments. Common stocks, preferred stocks and convertible securities are examples of equity securities in which the Portfolio may invest. Typically, investments in equity and debt securities range between 40% and 60% of the Portfolio's assets.


The Portfolio seeks income by selecting investments such as corporate, foreign and U.S. Treasury bonds, as well as stocks with attractive dividend yields. In its search for growth opportunities, the Portfolio maintains the flexibility to invest in common stocks of companies from a variety of industries such as utilities, oil, gas, real estate and consumer goods. The Portfolio may invest in large, medium and small market capitalization companies.


The Portfolio may invest up to 100% of total assets in debt securities that are rated below investment grade, but it is not currently expected that the Portfolio will invest more than 50% of its assets in these securities. Securities rated in the top four ratings categories by independent rating organizations such as Standard & Poor's Ratings Group ("S&P") and Moody's Investors Service, Inc. ("Moody's") are considered investment grade. However, such ratings are relative and subjective, are not absolute standards of quality, and do not provide a complete evaluation of the market risk of the securities. Higher yields are ordinarily available from securities in the lower rating categories, such as securities rated Ba or lower by Moody's or BB or lower by S&P or from unrated securities deemed by the Portfolio's Adviser to be of comparable quality. Such high-yield securities are considered to be below "investment grade" and are sometimes referred to as "junk bonds." Generally, lower-rated securities pay higher yields than more highly rated securities to compensate investors for the higher risk.


The Portfolio may invest up to 25% of its assets in foreign securities. The Portfolio ordinarily buys foreign securities that are traded in the U.S. or American Depositary Receipts.

The Portfolio's Adviser searches for undervalued or out-of-favor securities it believes offer opportunities for income today and significant growth tomorrow. It performs independent analysis of the debt securities being considered for the portfolio, rather than relying principally on the ratings assigned by rating agencies. In its analysis, the Adviser considers a variety of factors, including:

  . a security's relative value based on such factors as anticipated cash flow, interest or dividend coverage, asset coverage, and earnings prospects;

  .  the experience and strength of the company;

  . the company's changing financial condition and market recognition of the change;

  . the company's sensitivity to changes in interest rates and business conditions; and

  .  the company's debt maturity schedules and borrowing requirements.

PRIMARY RISKS:


The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail starting on page 20, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:


  .  Market risk

  .  Credit risk

  .  Interest rate risk

  .  High yield debt security risk

  .  Investment style risk

  .  Foreign investment risk

  .  Market capitalization risk

In addition, utility stocks and other stocks with above average dividend yields are particularly sensitive to interest rate movements. When interest rates rise, the stock prices of these stocks tend to fall.

Mortgage-related securities may be issued or guaranteed by the U.S. Government, its agencies or instrumentalities or may be issued by private issuers and as such are not guaranteed by the U.S. Government, its agencies or instrumentalities. Like other debt securities, changes in interest rates generally affect the value of a mortgage-backed security. Additionally, some mortgage-backed securities may be structured so that they may be particularly sensitive to interest rates.

Investments in mortgage-related securities are also subject to special risks of prepayment. Prepayment risk occurs when the issuer of a security can prepay the principal prior to the security's maturity. Securities subject to prepayment risk, including the collateralized mortgage obligations and other mortgage-related securities that the Portfolio can buy, generally offer less potential for gains when prevailing interest rates decline, and have greater potential for loss when interest rates rise depending upon the coupon of the underlying securities. The impact of prepayments on the price of a security may be difficult to predict and may increase the volatility of the price. In addition, early repayment of mortgages underlying these securities may expose the Portfolio to a lower rate of return when it reinvests the principal. Further, the Portfolio may buy mortgage-related securities at a premium. Accelerated prepayments on those securities could cause the Portfolio to lose a portion of its principal investment represented by the premium the Portfolio paid.

If interest rates rise rapidly, prepayments may occur at slower rates than expected, which could have the effect of lengthening the expected maturity of a short- or medium-term security. That could cause its value to fluctuate more widely in response to changes in interest rates. In turn, this could cause the value of the Portfolio's shares to fluctuate more.

 PORTFOLIO MANAGEMENT:


..  Franklin Advisers, Inc. see page 33



PAST PERFORMANCE:


As of the date of this Prospectus, the Portfolio had not commenced operations. No performance information is currently available. For information on Franklin Advisers, Inc.'s prior performance with a comparable fund, see page 34.


FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are estimated for the year ended December 31, 2008 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.


SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE


Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                          Class A Class B
---------------------------------------------------------
Management Fee                             0.80%   0.80%
---------------------------------------------------------
12b-1 Fees                                 None    0.25%
---------------------------------------------------------
Other Expenses                             0.29%   0.29%
---------------------------------------------------------
Total Annual Portfolio Operating Expenses
 Before Expense Waiver                     1.09%   1.34%
---------------------------------------------------------
Contractual Expense Waiver*                0.19%   0.19%
---------------------------------------------------------
Total Annual Portfolio Operating Expenses
 After Expense Waiver                      0.90%   1.15%
---------------------------------------------------------

        * The Manager and the Trust have entered into an Expense Limitation Agreement whereby the total Annual Portfolio Operating Expenses for the Class A and Class B shares of the Portfolio will not exceed 0.90% and 1.15%, respectively, for the period ended April 30, 2009 and in any year in which the Agreement is in effect. Under certain circumstances, any fees waived or expenses reimbursed by the Manager may, with the approval of the Trust's Board of Trustees, be repaid to the Manager.

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same and that all expense limitations remain in effect only for the period ended April 30, 2009. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES

        Class A  Class B
-------------------------
1 Year  $     92 $    118
-------------------------
3 Years $    329 $    408
-------------------------

                     MET/FRANKLIN MUTUAL SHARES PORTFOLIO

INVESTMENT OBJECTIVE:

Capital appreciation, which may occasionally be short-term. The Portfolio's secondary investment objective is income.

PRINCIPAL INVESTMENT STRATEGY:

Under normal market conditions, the Portfolio invests primarily in equity securities (including securities convertible into, or that the Adviser expects to be exchanged for, common or preferred stock) of U.S. and foreign companies that the Adviser believes are available at market prices less than their value based on certain recognized or objective criteria (intrinsic value).

Following this value-oriented strategy, the Portfolio invests primarily in undervalued securities, which are securities trading at a discount to intrinsic value. The Portfolio also invests in, to a lesser extent, in:

  . Risk arbitrage securities, which are securities of companies involved in restructurings (such as mergers, acquisitions, consolidations, liquidations, spin-offs, or tender or exchange offers) or that the Adviser believes are cheap relative to an economically equivalent security of the same or another company; and

  . Distressed companies, which are securities of companies that are, or are about to be, involved in reorganizations, financial restructurings, or bankruptcy.

In pursuit of its value-oriented strategy, the Portfolio is not limited to pre-set maximums or minimums governing the size of the companies in which it may invest. However, as a general rule, the Portfolio intends to invest the equity portion of its portfolio predominantly (up to 100%) in mid- and large cap companies, with a small portion in small-cap companies. For these purposes, mid- and large-cap companies are considered by the Adviser to be those companies with market capitalization values greater than $1.5 billion.


While the Portfolio generally purchases securities for investment purposes, the Adviser may seek to influence or control management by communicating with management and may coordinate with other shareholders to influence management or to cause changes in policy, or invest in other companies that do so, when the Adviser believes the Portfolio may benefit. The Portfolio expects to invest a significant portion (up to 35%) of its assets in foreign securities, which may include sovereign debt and participations in foreign government debt.


The Portfolio may attempt, from time to time, to hedge (protect) against currency risks, largely using forward foreign currency exchange contracts, when, in the Adviser's opinion, it would be advantageous to the Portfolio to do so.

The Portfolio's investments in distressed companies typically involve the purchase of bank debt, lower-rated or defaulted debt securities, comparable unrated debt securities, or other indebtedness (or participations in the indebtedness) of such companies. Such other indebtedness generally represents a specific commercial loan or portion of a loan made to a company by a financial institution such as a bank. Loan participations represent fractional interests in a company's indebtedness and are generally made available by banks or other institutional investors. By purchasing all or a part of a company's direct indebtedness, the Portfolio, in effect, steps into the shoes of the lender. If the loan is secured, the Portfolio will have a priority claim to the assets of the company ahead of unsecured creditors and stockholders. The Portfolio will generally make such investments to achieve capital appreciation, rather than to seek income.

The Portfolio may also engage from time to time in an "arbitrage" strategy. When engaging in an arbitrage strategy, the Portfolio typically buys one security while at the same time selling short another security. The Portfolio generally buys the security that the Adviser believes is either cheap relative to the price of the other security or otherwise undervalued, and sell short the security that the Adviser believes is either expensive relative to the price of the other security or otherwise overvalued. In doing so, the Portfolio attempts to profit from a perceived relationship between the values of the two securities. The Portfolio generally engages in an arbitrage strategy in connection with an announced corporate restructuring, such as a merger, acquisition or tender offer, or other corporate action or event such as an exchange offer.

PORTFOLIO SELECTION

The Adviser employs a research driven, fundamental value strategy for the Portfolio. In choosing equity investments, the Adviser focuses on the market price of a company's securities relative to the Adviser's own evaluation of the company's asset value, including an analysis of book value, cash flow potential, long-term earnings, and multiples of earnings. Similarly, debt securities and other indebtedness, including loan participations, are generally selected based on the Adviser's own analysis of the security's intrinsic value rather than the coupon rate or rating of the security. The Adviser examines each investment separately and there are no set criteria as to specific value parameters, asset size, earnings or industry type.

PRIMARY RISKS:


The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail starting on page 20, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:


  .  Market risk

  .  Investment style risk

  .  Market capitalization risk

  .  Foreign investment risk

  .  Credit risk

  .  Interest rate risk

  .  High yield debt security risk

The Portfolio's investments in derivatives can significantly increase the Portfolio's exposure to market risk or credit risk of the counterparty. Derivatives can also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the relevant assets, rates and indices.

A merger or other restructuring, or a tender or exchange offer, proposed or pending at the time the Portfolio invests in risk arbitrage securities may not be completed on the terms or within the time frame contemplated, resulting in losses to the Portfolio. Debt obligations of distressed companies typically are unrated, lower-rated, in default or close to default. Also, securities of distressed companies are generally more likely to become worthless than the securities of more financially stable companies.

PAST PERFORMANCE:


As of the date of this Prospectus, the Portfolio had not commenced operations. No performance information is currently available. For information on Franklin Mutual Advisers, LLC's prior performance with a comparable fund, see page 35.


FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are estimated for the year ended December 31, 2008 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.


SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE


Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                          Class A Class B
---------------------------------------------------------
Management Fee                             0.80%   0.80%
---------------------------------------------------------
12b-1 Fees                                 None    0.25%
---------------------------------------------------------
Other Expenses                             0.29%   0.29%
---------------------------------------------------------
Total Annual Portfolio Operating Expenses
 Before Expense Waiver                     1.09%   1.34%
---------------------------------------------------------
Contractual Expense Waiver*                0.19%   0.19%
---------------------------------------------------------
Total Annual Portfolio Operating Expenses
 After Expense Waiver                      0.90%   1.15%
---------------------------------------------------------

        * The Manager and the Trust have entered into an Expense Limitation Agreement whereby the total Annual Portfolio Operating Expenses for the Class A and Class B shares of the Portfolio will not exceed 0.90% and 1.15%, respectively, for the period ended April 30, 2009 and in any year in which the Agreement is in effect. Under certain circumstances, any fees waived or expenses reimbursed by the Manager may, with the approval of the Trust's Board of Trustees, be repaid to the Manager.

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of


 PORTFOLIO MANAGEMENT:


.. Franklin Mutual Advisers, LLC see page 34 your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same and that all expense limitations remain in effect only for the period ended April 30, 2009. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES

        Class A  Class B
-------------------------
1 Year  $     92 $    118
-------------------------
3 Years $    329 $    408
-------------------------

                        MET/TEMPLETON GROWTH PORTFOLIO

INVESTMENT OBJECTIVE:

Long-term capital growth.

PRINCIPAL INVESTMENT STRATEGY:


Under normal market conditions, the Portfolio invests primarily in the equity securities of companies with various market capitalizations located anywhere in the world, including emerging markets. Up to 100% of the Portfolio's assets may be invested in foreign countries including, without limit, in emerging markets. Common stocks, preferred stocks and convertible securities are examples of equity securities in which the Portfolio may invest. The Portfolio also invests in depositary receipts.


In addition to the Portfolio's main investments, depending upon current market conditions, the Portfolio may invest up to 25% of its total assets in debt securities of companies and governments located anywhere in the world. Bonds, notes and debentures are examples of debt securities.

The Adviser considers various factors, such as availability and cost, in deciding whether to use a particular instrument or strategy. When choosing equity investments for the Portfolio, the Adviser applies a "bottom up," value-oriented, long-term approach, focusing on the market price of a company's securities relative to the Adviser's evaluation of the company's long-term earnings, asset value and cash flow potential. The Adviser also considers a company's price/earnings ratio, price/cash flow ratio, profit margins and liquidation value.

PRIMARY RISKS:


The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail starting on page 20, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:


  .  Market risk

  .  Investment style risk

  .  Market capitalization risk

  .  Foreign investment risk

  .  Credit risk

  .  Interest rate risk

In addition, investments in emerging markets include all of the risks of investments in foreign securities and are subject to severe price declines. The economic and political structures of developing nations, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity. Such countries may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners and economies based on only a few industries. For these reasons, all of the risks of investing in foreign securities are heightened by

 PORTFOLIO MANAGEMENT:


..  Templeton Global Advisors Limited see page 36


investing in emerging markets countries. The markets of developing countries have been more volatile than the markets of developed countries with more mature economies. These markets often have provided significantly higher or lower rates of return than developed markets, and significantly greater risks, to investors.

PAST PERFORMANCE:


As of the date of this Prospectus, the Portfolio had not commenced operations. No performance information is currently available. For information on Templeton Global Advisors Limited's prior performance with a comparable fund, see page 36.


FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are estimated for the year ended December 31, 2008 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.


SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE


Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                          Class A Class B
---------------------------------------------------------
Management Fee                             0.70%   0.70%
---------------------------------------------------------
12b-1 Fees                                 None    0.25%
---------------------------------------------------------
Other Expenses                             0.34%   0.34%
---------------------------------------------------------
Total Annual Portfolio Operating Expenses
 Before Expense Waiver                     1.04%   1.29%
---------------------------------------------------------
Contractual Expense Waiver*                0.24%   0.24%
---------------------------------------------------------
Total Annual Portfolio Operating Expenses
 After Expense Waiver                      0.80%   1.05%
---------------------------------------------------------

        * The Manager and the Trust have entered into an Expense Limitation Agreement whereby the total Annual Portfolio Operating Expenses for the Class A and Class B shares of the Portfolio will not exceed 0.80% and 1.05%, respectively, for the period ended April 30, 2009 and in any year in which the Agreement is in effect. Under certain circumstances, any fees waived or expenses reimbursed by the Manager may, with the approval of the Trust's Board of Trustees, be repaid to the Manager.

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same and that all expense limitations remain in effect only for the period ended April 30, 2009. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES

        Class A  Class B
-------------------------
1 Year  $     82 $    108
-------------------------
3 Years $    308 $    388
-------------------------

PRIMARY RISKS OF INVESTING IN THE PORTFOLIOS

One or more of the following primary risks may apply to your Portfolio. Please see the Investment Summary for your particular Portfolio to determine which risks apply and for a discussion of other risks that may apply to the Portfolios. Please note that there are many other circumstances that could adversely affect your investment and prevent a Portfolio from reaching its objective, which are not described here. PLEASE NOTE THAT WITH RESPECT TO THE MET/FRANKLIN TEMPLETON FOUNDING STRATEGY PORTFOLIO, ALL REFERENCES TO THE "PORTFOLIO" BELOW REFER TO THE INVESTMENTS BY ITS UNDERLYING PORTFOLIOS.

MARKET RISK


A Portfolio's share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including disappointing corporate earnings, adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or a company may deteriorate. In addition, an assessment by a Portfolio's Adviser of particular companies may prove incorrect, resulting in losses or poor performance by those holdings, even in a rising market. A Portfolio could also miss attractive investment opportunities if its Adviser underweights markets or industries where there are significant returns, and could lose value if the Adviser overweights markets or industries where there are significant declines.


Stocks purchased in initial public offerings (IPOs) have a tendency to fluctuate in value significantly shortly after the IPO relative to the price at which they were purchased. These fluctuations could impact the net asset value and return earned on the Portfolio's shares.

INTEREST RATE RISK

The values of debt securities are subject to change when prevailing interest rates change. When interest rates go up, the value of debt securities and certain dividend paying stocks tends to fall. If your Portfolio invests a significant portion of its assets in debt securities or stocks purchased primarily for dividend income and interest rates rise, then the value of your investment may decline. Alternatively, when interest rates go down, the value of debt securities and certain dividend paying stocks may rise.

Interest rate risk will affect the price of a fixed income security more if the security has a longer maturity because changes in interest rates are increasingly difficult to predict over longer periods of time. Fixed income securities with longer maturities will therefore be more volatile than other fixed income securities with shorter maturities. Conversely, fixed income securities with shorter maturities will be less volatile but generally provide lower returns than fixed income securities with longer maturities. The average maturity and duration of a Portfolio's fixed income investments will affect the volatility of the Portfolio's share price.

CREDIT RISK

The value of debt securities is directly affected by an issuer's ability to pay principal and interest on time. If your Portfolio invests in debt securities, the value of your investment may be adversely affected when an issuer fails to pay an obligation on a timely basis. A Portfolio may also be subject to credit risk to the extent it engages in transactions, such as securities loans, repurchase agreements or certain derivatives, which involve a promise by a third party to honor an obligation to the Portfolio. Such third party may be unwilling or unable to honor its financial obligations.

HIGH YIELD DEBT SECURITY RISK

High yield debt securities, or junk bonds, are securities which are rated below "investment grade" or are not rated, but are of equivalent quality. High yield debt securities range from those for which the prospect for repayment of principal and interest is predominantly speculative to those which are currently in default on principal or interest payments. A Portfolio with high yield debt securities may be more susceptible to credit risk and market risk than a Portfolio that invests only in higher quality debt securities because these lower-rated debt securities are less secure financially and more sensitive to downturns in the economy. In addition, the secondary market for such securities may not be as liquid as that for more highly rated debt securities. As a result, a Portfolio's Adviser may find it more difficult to sell these securities or may have to sell them at lower prices.

You should understand that high yield securities are not generally meant for short-term investing. When a Portfolio invests in high yield securities it generally seeks to receive a correspondingly higher return to compensate it for the additional credit risk and market risk it has assumed.

FOREIGN INVESTMENT RISK

Investments in foreign securities involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject:

  . These risks may include the seizure by the government of company assets, excessive taxation, withholding taxes on dividends and interest, limitations on the use or transfer of portfolio assets, and political or social instability.

  . Enforcing legal rights may be difficult, costly and slow in foreign countries, and there may be special problems enforcing claims against foreign governments.

  . Foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there may be less public information about their operations.

  .  Foreign markets may be less liquid and more volatile than U.S. markets.

  . Foreign securities often trade in currencies other than the U.S. dollar, and an Underlying Portfolio may directly hold foreign currencies and purchase and sell foreign currencies. Changes in currency exchange rates will affect an Underlying Portfolio's net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of foreign securities. An increase in the strength of the U.S. dollar relative to these other currencies may cause the value of an Underlying Portfolio to decline. Certain foreign currencies may be particularly volatile, and foreign governments may intervene in the currency markets, causing a decline in value or liquidity of an Underlying Portfolio's foreign currency or securities holdings.

  . Costs of buying, selling and holding foreign securities, including brokerage, tax and custody costs, may be higher than those involved in domestic transactions.

MARKET CAPITALIZATION RISK

Stocks fall into three broad market capitalization categories--large, medium and small. Investing primarily in one category carries the risk that due to current market conditions that category may be out of favor. If valuations of large capitalization companies appear to be greatly out of proportion to the valuations of small or medium capitalization companies, investors may migrate to the stocks of small and mid-sized companies causing a Portfolio that invests in these companies to increase in value more rapidly than a Portfolio that invests in larger, fully-valued companies. Larger more established companies may also be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion. Investing in medium and small capitalization companies may be subject to special risks associated with narrower product lines, more limited financial resources, smaller management groups, and a more limited trading market for their stocks as compared with larger companies. Securities of smaller capitalization issuers may therefore be subject to greater price volatility and may decline more significantly in market downturns than securities of larger companies. In some cases, these companies may be relatively new issuers (I.E., those having continuous operating histories of less than three years) which carries other risks in addition to the risks of other medium and small capitalization companies. New issuers may be more speculative because such companies are relatively unseasoned. These companies will often be involved in the development or marketing of a new product with no established market, which could lead to significant losses.

INVESTMENT STYLE RISK

Different investment styles tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. A Portfolio may outperform or underperform other funds that employ a different investment style. A Portfolio may also employ a combination of styles that impact its risk characteristics. Examples of different investment styles include growth and value investing. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's growth of earnings potential. Also, since growth companies usually invest a high portion of earnings in their business, growth stocks may lack the dividends of some value stocks that can cushion stock prices in a falling market. Growth oriented funds will typically underperform when value investing is in favor. Value stocks are those which are undervalued in comparison to their peers due to adverse business developments or other factors. Value investing carries the risk that the market will not recognize a security's inherent value for a long time, or that a stock judged to be undervalued may actually be appropriately priced or overvalued. Value oriented funds will typically underperform when growth investing is in favor.

ADDITIONAL INVESTMENT STRATEGIES

In addition to the principal investment strategies discussed in each individual Portfolio's Investment Summary, a Portfolio (or an Underlying Portfolio, in the case of the Met/Franklin Templeton Founding Strategy Portfolio), may at times invest a portion of its assets in the investment strategies and may engage in certain investment techniques as described below. The SAI provides a more detailed discussion of certain of these and other securities and indicates if a Portfolio is subject to any limitations with respect to a particular investment strategy. These strategies and techniques may involve risks. ALTHOUGH A PORTFOLIO THAT IS NOT IDENTIFIED BELOW IN CONNECTION WITH A PARTICULAR STRATEGY OR TECHNIQUE GENERALLY HAS THE ABILITY TO ENGAGE IN SUCH A TRANSACTION, ITS ADVISER (OR THE UNDERLYING PORTFOLIO'S ADVISER IN THE CASE OF MET/FRANKLIN TEMPLETON FOUNDING STRATEGY PORTFOLIO) CURRENTLY INTENDS TO INVEST LITTLE, IF ANY, OF THE PORTFOLIO'S ASSETS IN THAT STRATEGY OR TECHNIQUE. (PLEASE NOTE THAT SOME OF THESE STRATEGIES MAY BE A PRINCIPAL INVESTMENT STRATEGY FOR A PARTICULAR PORTFOLIO AND CONSEQUENTLY ARE ALSO DESCRIBED IN THAT PORTFOLIO'S INVESTMENT SUMMARY.) The Portfolios (or Underlying Portfolios in the case of the Met/Franklin Templeton Founding Strategy Portfolio) are not limited by this discussion and may invest in other types of securities not precluded by the policies discussed elsewhere in this Prospectus.

                                                                             MET/FRANKLIN MET/FRANKLIN  MET/TEMPLETON
                                                                                INCOME    MUTUAL SHARES    GROWTH
                                                                              PORTFOLIO     PORTFOLIO     PORTFOLIO
CONVERTIBLE SECURITIES                                                            X             X             X
---------------------------------------------------------------------------------------------------------------------
CREDIT DEFAULT SWAPS                                                              X
---------------------------------------------------------------------------------------------------------------------
DEPOSITARY RECEIPTS                                                               X             X             X
---------------------------------------------------------------------------------------------------------------------
DERIVATIVES:
---------------------------------------------------------------------------------------------------------------------
OPTIONS                                                                           X             X             X
---------------------------------------------------------------------------------------------------------------------
FUTURES                                                                                         X             X
---------------------------------------------------------------------------------------------------------------------
DIRECT PARTICIPATION IN CORPORATE LOANS                                           X             X
---------------------------------------------------------------------------------------------------------------------
FOREIGN CURRENCY TRANSACTIONS                                                                   X             X
---------------------------------------------------------------------------------------------------------------------
HIGH QUALITY SHORT-TERM DEBT OBLIGATIONS INCLUDING BANKERS' ACCEPTANCES,
COMMERCIAL PAPER AND CERTIFICATES OF DEPOSIT ISSUED OR GUARANTEED BY BANK
HOLDING COMPANIES IN THE U.S., THEIR SUBSIDIARIES AND FOREIGN BRANCHES OR OF
THE WORLD BANK; VARIABLE AMOUNT MASTER DEMAND NOTES AND VARIABLE RATE
NOTES ISSUED BY U.S. AND FOREIGN CORPORATIONS                                                   X             X
---------------------------------------------------------------------------------------------------------------------
HIGH YIELD/HIGH RISK DEBT SECURITIES                                              X             X
---------------------------------------------------------------------------------------------------------------------
ILLIQUID AND RESTRICTED SECURITIES                                                X             X             X
---------------------------------------------------------------------------------------------------------------------
INVESTMENTS IN OTHER INVESTMENT COMPANIES INCLUDING PASSIVE FOREIGN
INVESTMENT COMPANIES                                                                            X
---------------------------------------------------------------------------------------------------------------------
MORTGAGE-BACKED SECURITIES, INCLUDING GNMA CERTIFICATES,
MORTGAGE-BACKED BONDS                                                             X
---------------------------------------------------------------------------------------------------------------------
NON-MORTGAGE ASSET-BACKED SECURITIES                                              X
---------------------------------------------------------------------------------------------------------------------
PIK (PAY-IN-KIND) DEBT SECURITIES                                                 X
---------------------------------------------------------------------------------------------------------------------
REAL ESTATE INVESTMENT TRUSTS                                                     X             X             X
---------------------------------------------------------------------------------------------------------------------
RIGHTS AND WARRANTS                                                                             X             X
---------------------------------------------------------------------------------------------------------------------
STRUCTURED NOTES                                                                  X                           X
---------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT SECURITIES                                                        X             X             X
---------------------------------------------------------------------------------------------------------------------

CONVERTIBLE SECURITIES. Convertible securities are preferred stocks or bonds that pay a fixed dividend or interest payment and are convertible into common stock at a specified price or conversion ratio.

Traditionally, convertible securities have paid dividends or interest rates higher than common stocks but lower than nonconvertible securities. They generally participate in the appreciation or depreciation of the underlying stock into which they are convertible, but to a lesser degree. These securities are also subject to market risk, interest rate risk and credit risk.

CREDIT DEFAULT SWAPS. A Portfolio may enter into credit default swap contracts for investment purposes. As the seller in a credit default swap contract, the Portfolio would be required to pay the par (or other agreed-upon) value of a referenced debt obligation to the counterparty in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the debt obligation. In return, the Portfolio would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Portfolio would keep the stream of payments and would have no payment obligations. As the seller, the Portfolio would be subject to investment exposure on the notional amount of the swap.

A Portfolio may also purchase credit default swap contracts in order to hedge against the risk of default of debt securities held in its portfolio, in which case the Portfolio would function as the counterparty referenced in the preceding paragraph. This would involve the risk that the investment may expire worthless and would only generate income in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial instability). It would also involve credit risk.

DEPOSITARY RECEIPTS. Depositary receipts are receipts for shares of a foreign-based corporation that entitle the holder to dividends and capital gains on the underlying security. Receipts include those issued by domestic banks (American Depositary Receipts), foreign banks (Global or European Depositary Receipts), and broker-dealers (depositary shares).

These instruments are subject to market risk and foreign investment risk.

DERIVATIVES. Derivatives are used to limit risk in a Portfolio or to enhance investment return or to implement cash strategies, and have a return tied to a formula based upon an interest rate, index, price of a security, or other measurement. Derivatives include options, futures, forward contracts and related products.

Options are the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price.

Futures are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date.

Forward contracts are contracts to purchase or sell a specified amount of a financial instrument for an agreed upon price at a specified time.

Derivatives may be used to hedge against an opposite position that a Portfolio holds. Any loss generated by the derivatives should be offset by gains in the hedged investment. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains or result in losses or missed opportunities. In addition, derivatives that are used for hedging the Portfolio in specific securities may not fully offset the underlying positions. The counterparty to a derivatives contract also could default. Derivatives that involve leverage could magnify losses.

Derivatives may also be used to maintain a Portfolio's exposure to the market, manage cash flows or to attempt to increase income. Using derivatives for purposes other than hedging is speculative and involves greater risks. In many foreign countries, futures and options markets do not exist or are not sufficiently developed to be effectively used by a Portfolio that invests in foreign securities.

DIRECT PARTICIPATION IN CORPORATE LOANS. By purchasing a loan, the Portfolio acquires some or all of the interest of a bank or other lending institution in a loan to a corporate borrower. Many such loans are secured, and most impose restrictive covenants which must be met by the borrower. These loans are made generally to finance internal growth, mergers, acquisitions, stock repurchases, leveraged buy-outs and other corporate activities. Such loans may be in default at the time of purchase. The Portfolio may also purchase trade or other claims against companies, which generally represent money owed by the company to a supplier of goods or services. These claims may also be purchased at a time when the company is in default. Certain of the loans acquired by a Portfolio may involve revolving credit facilities or other standby financing commitments which obligate the Portfolio to pay additional cash on a certain date or on demand.

The highly leveraged nature of many such loans may make such loans especially vulnerable to adverse changes in economic or market conditions. Loans and other direct investments may not be in the form of securities or may be subject to restrictions on transfer, and only limited opportunities may exist to resell such instruments. As a result, the Portfolio may be unable to sell such investments at an opportune time or may have to resell them at less than fair market value.

FOREIGN CURRENCY TRANSACTIONS. Foreign currency transactions are entered into for the purpose of hedging against foreign exchange risk arising from the Portfolio's investment or anticipated investment in securities denominated in foreign currencies. The Portfolio also may enter into these contracts for purposes of increasing exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. Foreign currency transactions include the purchase of foreign currency on a spot (or cash) basis, contracts to purchase or sell foreign currencies at a future date (forward contracts), the purchase and sale of foreign currency futures contracts, and the purchase of exchange traded and over-the-counter call and put options on foreign currency futures contracts and on foreign currencies.

These hedging transactions do not eliminate fluctuations in the underlying prices of the securities which the Portfolio owns or intends to purchase or sell. They simply establish a rate of exchange which can be achieved at some future point in time.

Foreign currency exchange rates may fluctuate significantly over short periods of time. A forward foreign currency exchange contract reduces the Portfolio's exposure to changes in the value of the currency it will deliver and increases its exposure to changes in the value of the currency it will exchange into. Contracts to sell foreign currency will limit any potential gain which might be realized by the Portfolio if the value of the hedged currency increases. In the case of forward contracts entered into for the purpose of increasing return, the Portfolio may sustain losses which will reduce its gross income. Forward foreign currency exchange contracts also involve the risk that the party with which the Portfolio enters the contract may fail to perform its obligations to the Portfolio. The purchase and sale of foreign currency futures contracts and the purchase of call and put options on foreign currency futures contracts and on foreign currencies involve certain risks associated with derivatives.

HIGH QUALITY SHORT-TERM DEBT OBLIGATIONS, INCLUDING BANKERS' ACCEPTANCES, COMMERCIAL PAPER AND CERTIFICATES OF DEPOSIT ISSUED OR GUARANTEED BY BANK HOLDING COMPANIES IN THE U.S., THEIR SUBSIDIARIES AND FOREIGN BRANCHES OR OF THE WORLD BANK; VARIABLE AMOUNT MASTER DEMAND NOTES AND VARIABLE RATE NOTES ISSUED BY U.S. AND FOREIGN CORPORATIONS.

Commercial paper is a short-term debt obligation with a maturity ranging from one to 270 days issued by banks, corporations, and other borrowers to investors seeking to invest idle cash.

Variable amount master demand notes differ from ordinary commercial paper in that they are issued pursuant to a written agreement between the issuer and the holder, their amounts may be increased from time to time by the holder (subject to an agreed maximum) or decreased by the holder or the issuer, they are payable on demand, the rate of interest payable on them varies with an agreed formula and they are typically not rated by a rating agency. Transfer of such notes is usually restricted by the issuer, and there is no secondary trading market for them. Any variable amount master demand note purchased by a Portfolio will be regarded as an illiquid security.


These instruments are subject to credit risk, interest rate risk and foreign investment risk.

HIGH YIELD/HIGH RISK DEBT SECURITIES. High yield/high risk debt securities are securities that are rated below investment grade by the primary rating agencies (e.g., BB or lower by S&P, and Ba or lower by Moody's Investors Service, Inc. ("Moody's")). Other terms commonly used to describe such securities include "lower rated bonds," "noninvestment grade bonds," and "junk bonds."

High yield/high risk debt securities are subject to high yield debt security risk as described in "Primary Risks of Investing in the Portfolios" above.


ILLIQUID AND RESTRICTED SECURITIES. Each Portfolio may invest a portion of its assets in restricted and illiquid securities, which are investments that the Portfolio cannot easily resell within seven days at current value or that have contractual or legal restriction on resale. Restricted securities include those which are not registered under the Securities Act of 1933, as amended (the "1933 Act"), and are purchased directly from the issuer or in the secondary market (private placements).

If the Portfolio buys restricted or illiquid securities it may be unable to quickly resell them or may be able to sell them only at a price below current value or could have difficulty valuing these holdings precisely.

In recent years, however, a large institutional market has developed for certain securities that are not registered under the 1933 Act, including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

INVESTMENTS IN OTHER INVESTMENT COMPANIES, INCLUDING PASSIVE FOREIGN INVESTMENT COMPANIES. When the Portfolio invests in another investment company, it must bear the management and other fees of the investment company, in addition to its own expenses. As a result, the Portfolio may be exposed to duplicate expenses which could lower its value. Investments in passive foreign investment companies also are subject to foreign investment risk.

Passive foreign investment companies are any foreign corporations which generate certain amounts of passive income or hold certain amounts of assets for the production of passive income. Passive income includes dividends, royalties, rent, and annuities.

MORTGAGE-BACKED SECURITIES, INCLUDING GNMA CERTIFICATES, MORTGAGE-BACKED BONDS AND STRIPPED MORTGAGE-BACKED SECURITIES. Mortgage-backed securities include securities backed by Ginnie Mae and Fannie Mae as well as by private issuers. These securities represent collections (pools) of commercial and residential mortgages. These securities are generally pass-through securities, which means that principal and interest payments on the underlying securities (less servicing fees) are passed through to shareholders on a pro rata basis.

These securities carry general fixed income security risks, such as credit risk and interest rate risk, as well as prepayment risk.

NON-MORTGAGE ASSET-BACKED SECURITIES. Non-mortgage asset-backed securities include equipment trust certificates and interests in pools of receivables, such as motor vehicle installment purchase obligations and credit card receivables. Such securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in the underlying pools of assets. This means that principal and interest payments on the underlying securities (less servicing fees) are passed through to shareholders on a pro rata basis.

The value of some asset-backed securities may be particularly sensitive to changes in prevailing interest rates, and like other fixed income investments, the ability of the Portfolio to successfully use these instruments may depend in part upon the ability of an Adviser to forecast interest rates and other economic factors correctly.

PIK (PAY-IN-KIND) DEBT SECURITIES. PIK debt securities are debt obligations which provide that the issuer may, at its option, pay interest on such bonds in cash or in the form of additional debt obligations. Such investments benefit the issuer by mitigating its need for cash to meet debt service, but also require a higher rate of return to attract investors who are willing to defer receipt of such cash.

These securities are subject to credit risk and interest rate risk.

REAL ESTATE INVESTMENT TRUSTS. REITs are entities which invest in commercial and other real estate properties. Risks associated with investments in securities of companies in the real estate industry include: decline in the value of real estate; risks related to general and local economic conditions; overbuilding and increased competition; increases in property taxes and operating expenses; changes in zoning laws; casualty or condemnation losses; variations in rental income; changes in neighborhood values; the appeal of properties to tenants; and increases in interest rates. In addition, equity REITs may be affected by changes in the values of the underlying property owned by the trusts, while mortgage REITs may be affected by the quality of credit extended. REITs are dependent upon management skills, may not be diversified and are subject to the risks of financing projects. Such REITs are also subject to heavy cash flow dependency, defaults by borrowers, self liquidation and the possibility of failing to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended (the "Code"), and to maintain exemption from the 1940 Act. In the event an issuer of debt securities collateralized by real estate defaults, it is conceivable that the REITs could end up holding the underlying real estate. The Portfolio, as a shareholder of a REIT, bears a portion of the REIT's annual operating expenses.


RIGHTS AND WARRANTS. Warrants basically are options to purchase equity securities at specific prices valid for a specific period of time. Their prices do not necessarily move parallel to the prices of the underlying securities. Rights are similar to warrants, but normally have a short duration and are distributed directly by the issuer to its shareholders. Rights and warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer. These investments carry the risk that they may be worthless to the Portfolio at the time it may exercise its rights, due to the fact that the underlying securities have a market value less than the exercise price. Warrants also include Low Exercise Price Call Warrants or other structured securities for the purpose of gaining exposure to stocks in difficult to access foreign local markets.

STRUCTURED NOTES. A form of hybrid investment, structured notes are derivatives on which the amount of principal repayment and/or interest payments is based upon the movement of one or more factors. Structured notes are interests in entities organized and operated for the purpose of restructuring the investment characteristics of debt obligations. Structured notes are typically sold in private placement transactions, and there currently is no active trading market for structured notes.

Structured notes are also subject to credit risk and interest rate risk and can have volatile prices.

U.S. GOVERNMENT SECURITIES. U.S. Government securities include direct obligations of the U.S. Government that are supported by its full faith and credit, like Treasury bills and GNMA certificates. Treasury bills have initial maturities of less than one year, Treasury notes have initial maturities of one to ten years and Treasury bonds may be issued with any maturity but generally have maturities of at least ten years. U.S. Government securities also include indirect obligations of the U.S. Government that are issued by federal agencies and government-sponsored entities, like bonds and notes issued by the Federal Home Loan Bank and Fannie Mae. Unlike Treasury securities, agency securities generally are not backed by the full faith and credit of the U.S. Government. Some agency securities are supported by the right of the issuer to borrow from the Treasury, others are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations and others are supported only by the credit of the sponsoring agency.

U.S. Government securities are subject to interest rate risk. Credit risk is remote.

DEFENSIVE INVESTMENTS

Under adverse market or economic conditions, a Portfolio could invest for temporary defensive purposes some or all of its assets in cash, cash equivalents or other high quality short-term instruments or utilize other investment strategies that may be inconsistent with a Portfolio's principal investment strategy. Temporary defensive instruments generally include U.S. government securities, bank time deposits denominated in the currency of any major nation, commercial paper and repurchase agreements. The Adviser may also invest in these types of securities or hold cash while looking for suitable investment opportunities or to maintain liquidity. Although a Portfolio would employ these measures only in seeking to avoid losses, they could reduce the benefit from an upswing in the market or prevent the Portfolio from meeting its investment objective.

PORTFOLIO TURNOVER

The Portfolios' Advisers will sell a security when they believe it is appropriate to do so, regardless of how long a Portfolio has owned that security. Buying and selling securities generally involves some expense to a Portfolio, such as commissions paid to brokers and other transaction costs. Generally speaking, the higher a Portfolio's annual portfolio turnover rate, the greater its brokerage costs. Increased brokerage costs may adversely affect a Portfolio's performance. The Portfolios generally intend to purchase securities for long-term investment and therefore will have a relatively low turnover rate. Annual turnover rate of 100% or more is considered high and will result in increased costs to the Portfolios.

DOWNGRADES IN FIXED INCOME DEBT SECURITIES

Unless required by applicable law, the Portfolios are not required to sell or dispose of any debt security that either loses its rating or has its rating reduced after a Portfolio purchases the security.

MANAGEMENT

The Trust's Board of Trustees is responsible for managing the business affairs of the Trust. The Trustees meet periodically to review the affairs of the Trust and to establish certain guidelines which the Manager and Advisers are expected to follow in implementing the investment policies and objectives of the Trust. The Trustees also review the management of the Portfolios' assets by the Advisers. Information about the Trustees and executive officers of the Trust is contained in the SAI.

THE MANAGER


Met Investors Advisory, LLC (the "Manager"), 5 Park Plaza, Suite 1900, Irvine, California 92614, has overall responsibility for the general management and administration of all of the Portfolios. The Manager is an affiliate of MetLife.

With respect to the Met/Franklin Templeton Founding Strategy Portfolio, in addition to its managerial responsibilities, the Manager is responsible for determining the asset allocation range for the Portfolio and ensuring that the allocation is consistent with the guidelines that have been approved by the Board of Trustees. The Manager will rebalance the Portfolio's holdings as deemed necessary to bring the asset allocation of the Portfolio back into alignment with its fixed percentage allocation. The Portfolio is managed by an Investment Committee composed of Elizabeth M. Forget, John Guthrie, Jr., CFA, Alan C. Leland, Jr., CFA, Thomas C. McDevitt, CIMA, Darrel A. Olson, CFA and Jeffrey L. Bernier, CIMA.

  . MS. FORGET, chair of the Committee, has been President of the Manager since December 2000, has been President and Trustee of the Trust since December 2000, has been a Senior Vice President of MetLife, Inc. since May 2007, has been President of MetLife Advisers, LLC since May 2006, and has been Trustee of Metropolitan Series Fund, Inc. and Metropolitan Series Fund II since August 2006.

  . MR. GUTHRIE, CFA, Vice President of the Manager, is also Senior Vice President of MetLife Advisers, LLC and serves on MetLife Advisers LLC's Board of Managers. He is also a Vice President of Metropolitan Life Insurance Company. Mr. Guthrie joined New England Life Insurance Company (an indirect subsidiary of MetLife, Inc.) in 1969 and has served in various positions since that time.

  . MR. LELAND, CFA, Vice President of the Manager, joined MetLife in 1974. Prior to becoming Vice President of Metropolitan Life Insurance Company in the Annuity Product Management business unit and Chief Financial Officer of MetLife Advisers, LLC, he worked in both MetLife's Investment Department and Group Pension Department.

  . MR. MCDEVITT, CIMA, Vice President of the Manager, also is a Vice President of MetLife Advisers, LLC and is primarily responsible for the oversight of the investment functions of Metropolitan Series Fund, Inc.'s subadvisers and performance analyses of Metropolitan Series Fund, Inc.'s portfolios. Mr. McDevitt joined Metropolitan Life Insurance Company in 1980 and was responsible for the development, marketing and servicing of an asset allocation and investment advisory service for group pension clients.

  . MR. OLSON, CFA, Vice President of the Manager, has been with Metropolitan Life Insurance Company for over 25 years and is a Director in the Investments Department. Currently, Mr. Olson manages the assets under MetLife's Employee Benefit Plans. In addition, Mr. Olson serves as Chief of Staff for a review board that oversees all of MetLife's use of unaffiliated managers.


  . MR. BERNIER, CIMA, joined Metropolitan Life Insurance Company in December 2007. He has been a Vice President of Metropolitan Life Insurance Company and a Vice President of the Manager since 2008. From July 2004 to December 2007 Mr. Bernier was a Director and Senior Investment Analyst of Investment Management Services for John Hancock Financial Services. From May 2000 to December 2001 Mr. Bernier was an Assistant Vice President in the Corporate and Investment Banking division of Wachovia Securities.


The SAI provides additional information about each Committee member's compensation, other accounts managed and the member's ownership of securities in the Portfolio.

With respect to the Met/Franklin Income Portfolio, the Met/Franklin Mutual Shares Portfolio and the Met/Templeton Growth Portfolio, the Manager selects and pays the fees of the Advisers for each of the Portfolios and monitors each Adviser's investment program.

As compensation for its services to the Portfolios, the Manager receives monthly compensation at an annual rate of a percentage of the average daily net assets of each Portfolio. The management fees for each Portfolio are:

PORTFOLIO                                          MANAGEMENT FEE
Met/Franklin Templeton Founding Strategy Portfolio 0.05%
------------------------------------------------------------------------------------------------------------
Met/Franklin Income Portfolio                      0.80% of first $200 million of such assets plus 0.675% of
                                                   such assets over $200 million up to $500 million plus
                                                   0.65% of such assets over $500 million
------------------------------------------------------------------------------------------------------------
Met/Franklin Mutual Shares Portfolio               0.80%
------------------------------------------------------------------------------------------------------------
Met/Templeton Growth Portfolio                     0.70% of first $100 million of such assets plus 0.68% of
                                                   such assets over $100 million up to $250 million plus
                                                   0.67% of such assets over $250 million up to $500 million
                                                   plus 0.66% of such assets over $500 million up to $750
                                                   million plus 0.65% of such assets over $750 million
------------------------------------------------------------------------------------------------------------

A discussion regarding the basis of the decision of the Trust's Board of Trustees to approve the Management Agreement with the Manager and the investment advisory agreements with the Advisers will be available in each Portfolio's semi-annual report.

EXPENSE LIMITATION AGREEMENT


In the interest of limiting expenses of certain Portfolios until April 30, 2009, the Manager has entered into an expense limitation agreement with the Trust ("Expense Limitation Agreement"). Pursuant to that Expense Limitation Agreement, the Manager has agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses of the Portfolios, other than interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, other extraordinary expenses not incurred in the ordinary course of each Portfolio's business, acquired fund fees and expenses and amounts payable pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act, are limited to the following respective expense ratios:


EXPENSE LIMITATION PROVISIONS

                                                     TOTAL EXPENSES LIMITED TO
  PORTFOLIOS                                         (% OF DAILY NET ASSETS)
  Met/Franklin Templeton Founding Strategy Portfolio           0.05%
  Met/Franklin Income Portfolio                                0.90%
  Met/Franklin Mutual Shares Portfolio                         0.90%
  Met/Templeton Growth Portfolio                               0.80%


Each Portfolio may at a later date reimburse the Manager the management fees waived or limited and other expenses assumed and paid by the Manager pursuant to the Expense Limitation Agreement provided such Portfolio has reached a sufficient asset size to permit such reimbursement to be made without causing the total annual expense ratio of such Portfolio to exceed the percentage limits stated above. Consequently, no reimbursement by a Portfolio will be made unless: (i) the Portfolio's total annual expense ratio is less than the respective percentages stated above; and (ii) the payment of such reimbursement has been approved by the Trust's Board of Trustees.


The total amount of reimbursement to which the Manager may be entitled will equal, at any time, the sum of (i) all investment management fees previously waived or reduced by the Manager and (ii) all other payments previously remitted by the Manager to the Portfolio during any of the previous five fiscal years, less any reimbursement that the Portfolio has previously paid to the Manager with respect to (a) such investment management fees previously waived or reduced and (b) such other payments previously remitted by the Manager to the Portfolio.


THE ADVISERS

Under the terms of the agreements between each Adviser and the Manager, the Adviser will develop a plan for investing the assets of each Portfolio, select the assets to be purchased and sold by each Portfolio, select the broker-dealer or broker-dealers through which the Portfolio will buy and sell its assets, and negotiate the payment of commissions, if any, to those broker-dealers. Each Adviser follows the investment policies set by the Manager and the Board of Trustees for each of the Portfolios. Day-to-day management of the investments in each Portfolio is the responsibility of the Adviser's portfolio managers. The portfolio managers of each Portfolio are indicated below following a brief description of each Adviser. The SAI provides additional information about each portfolio manager's compensation, other accounts managed and the person's ownership of securities in the Portfolio.

The Trust and the Manager have received an exemptive order from the Securities and Exchange Commission that permits the Manager, subject to certain conditions, and without the approval of shareholders to: (a) employ a new unaffiliated investment adviser for a Portfolio pursuant to the terms of a new investment advisory agreement, in each case either as a replacement for an existing Adviser or as an additional Adviser; (b) change the terms of any investment advisory agreement; and (c) continue the employment of an existing Adviser on the same advisory contract terms where a contract has been assigned because of a change in control of the Adviser. In such circumstances, shareholders would receive notice of such action, including the information concerning the new Adviser that normally is provided in a proxy statement.

The Manager pays each Adviser a fee based on the Portfolio's average daily net assets. No Portfolio is responsible for the fees paid to each of the Advisers.


FRANKLIN ADVISERS, INC. ("Franklin Advisers"), One Franklin Parkway, San Mateo, California 94403-1906, is the Adviser to the Met/Franklin Income Portfolio. Franklin Advisers is a direct, wholly-owned subsidiary of Franklin Resources, Inc. Together, Franklin Advisers and its affiliates managed over $643 billion in assets as of December 31, 2007.


The Met/Franklin Income Portfolio is managed by a team of professionals focused on investments in debt and equity securities. The portfolio managers of the team are as follows:

  . EDWARD D. PERKS CFA, Senior Vice President. Mr. Perks joined Franklin Templeton in 1992.

  . CHARLES B. JOHNSON, Chairman of Franklin Resources, Inc. He joined Franklin Templeton in 1957.

Mr. Perks has primary responsibility for the investments of the Portfolio.

PRIOR EXPERIENCE WITH COMPARABLE FUND

The Met/Franklin Income Portfolio and the Franklin Income Fund, a retail fund which is also advised by Franklin Advisers, have substantially similar investment objectives, policies, and strategies. Since the Met/Franklin Income Portfolio commenced operations in April 2008, it does not have any operating history. In order to provide you with information regarding the investment capabilities of Franklin Advisers, performance information regarding the Franklin Income Fund is presented. Management fees paid by the Franklin Income Fund are lower than the fees to be paid by the Portfolio. If the same level of management fees charged to the Portfolio had been charged to the Franklin Income Fund, the average annual return during the period would have been lower than the returns set forth below. This result assumes that the current management fee paid by the Franklin Income Fund, as a percentage of average net assets, applied to all prior periods. Such performance information should not be relied upon as an indication of the future performance of the Portfolio because, among other things, the asset sizes and expenses of the Franklin Income Fund and the Portfolio will vary.

The table below compares the Franklin Income Fund's average annual compounded total returns for the 1-, 5- and 10-year periods through 12/31/07 with the Standard & Poor's 500 Composite Stock Index ("S&P 500 Index") and the Lehman Brothers U.S. Aggregate Index. The S&P 500 Index is a widely recognized unmanaged index that measures the stock performance of 500 large- and medium-sized companies and is often used to indicate the performance of the overall stock market. The Lehman Brothers U.S. Aggregate Index covers the U.S. investment grade fixed-rate bond market, with index components for government and corporate securities, mortgage pass-through securities and asset-backed securities. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index. The calculations of total return assume the reinvestment of all dividends and capital gain distributions and the deduction of all recurring expenses that were charged to shareholder accounts. These figures do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower.

         Average Annual Total Return as of 12/31/07
-----------------------------------------------------------
                                     1 Year 5 Years 10 Years
------------------------------------ ------ ------- --------
Franklin Income Fund--Advisor Class   5.08%  13.56%   8.60%
S&P 500 Index                         5.48%  12.82%   5.89%
Lehman Brothers U.S. Aggregate Index  6.97%   4.42%   5.97%


FRANKLIN MUTUAL ADVISERS, LLC ("Franklin Mutual"), 101 John F. Kennedy Parkway, Short Hills, New Jersey 07078, is the Adviser to the Met/Franklin Mutual Shares Portfolio. Franklin Mutual is an indirect, wholly-owned subsidiary of Franklin Resources, Inc. Together, Franklin Mutual and its affiliates managed over $643 billion in assets as of December 31, 2007.

The following individuals are jointly responsible for the day-to-day management of the Met/Franklin Mutual Shares Portfolio:

  . PETER A. LANGERMAN, Co-Portfolio Manager. Mr. Langerman is the President and Chief Executive Officer of Franklin Mutual. He rejoined Franklin Templeton in 2005. He joined Franklin Templeton in 1996, serving in various capacities, including President and Chief Executive Officer of Franklin Mutual and a member of the management team of the Franklin Mutual Series Fund, Inc., including the Mutual Shares Fund, before leaving in 2002 and serving as director of New Jersey's Division of Investment, overseeing employee pension funds.

  . F. DAVID SEGAL CFA, Co-Portfolio Manager. He joined Franklin Templeton in 2002.

  . DEBORAH A. TURNER CFA, Assistant Portfolio Manager. She joined Franklin Templeton in 1996.

Messrs. Langerman and Segal have primary responsibility for the investments of the Portfolio. Ms. Turner provides research and advice on the purchases and sales of individual securities and portfolio risk assessment.

PRIOR EXPERIENCE WITH COMPARABLE FUND

The Met/Franklin Mutual Shares Portfolio and the Mutual Shares Fund, a retail fund which is also advised by Franklin Mutual, have substantially similar investment objectives, policies, and strategies. Since the Met/Franklin Mutual Shares Portfolio commenced operations in April 2008, it does not have any operating history. In order to provide you with information regarding the investment capabilities of Franklin Mutual, performance information regarding the Mutual Shares Fund is presented. Management fees paid by the Mutual Shares Fund are lower than the fees to be paid by the Portfolio. If the same level of management fees charged to the Portfolio had been charged to the Mutual Shares Fund, the average annual return during the period would have been lower than the returns set forth below. This result assumes that the current management fee paid by the Mutual Shares Fund, as a percentage of average net assets, applied to all prior periods. Such performance information should not be relied upon as an indication of the future performance of the Portfolio because, among other things, the asset sizes and expenses of the Mutual Shares Fund and the Portfolio will vary.


The table below compares the Franklin Income Fund's average annual compounded total returns for the 1-, 5- and 10-year periods through 12/31/07 with the S&P 500 Index. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index. The calculations of total return assume the reinvestment of all dividends and capital gain distributions and the deduction of all recurring expenses that were charged to shareholder accounts. These figures do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower.


    Average Annual Total Return as of 12/31/07
--------------------------------------------------
                            1 Year 5 Years 10 Years
--------------------------- ------ ------- --------
Mutual Shares Fund--Class Z  3.30%  14.25%   9.26%
S&P 500 Index                5.48%  12.82%   5.89%

TEMPLETON GLOBAL ADVISORS LIMITED ("Templeton"), Lyford Cay, Nassau, Bahamas, is the Adviser to the Met/Templeton Growth Portfolio. Templeton is an indirect, wholly-owned subsidiary of Franklin Resources, Inc. Together, Templeton and its affiliates managed over $643 billion in assets as of December 31, 2007.


The Met/Templeton Growth Portfolio is managed by a team of professionals focused on investments in equity securities. The portfolio managers of the team are as follows:

  . LISA F. MYERS CFA, Senior Vice President of Templeton. Ms. Myers provides research and advice on purchases and sales of individual securities and portfolio risk assessment. She joined Franklin Templeton in 1996.

  . TUCKER SCOTT CFA, Executive Vice President of Templeton. Mr. Scott provides research and advice on the purchases and sales of individual securities, and portfolio risk assessment. He joined Franklin Templeton in 1996.

  . CYNTHIA L. SWEETING CFA, President of Templeton. She joined Franklin Templeton in 1997.

Ms. Sweeting has primary responsibility for the investments of the Fund. She has authority over all aspects if the Fund's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio risk assessment, and the management requirements. The degree to which she may perform these functions, and the nature of these functions, may change from time to time.

PRIOR EXPERIENCE WITH COMPARABLE FUND

The Met/Templeton Growth Portfolio and the Templeton Growth Fund, Inc., a retail fund which is also advised by Franklin Mutual, have substantially similar investment objectives, policies, and strategies. Since the Met/Templeton Growth Portfolio commenced operations in April 2008, it does not have any operating history. In order to provide you with information regarding the investment capabilities of Templeton, performance information regarding the Templeton Growth Fund, Inc. is presented. Management fees paid by the Templeton Growth Fund, Inc. are lower than the fees to be paid by the Portfolio. If the same level of management fees charged to the Portfolio had been charged to the Templeton Growth Fund, Inc., the average annual return during the period would have been lower than the returns set forth below. This result assumes that the current management fee paid by the Templeton Growth Fund, Inc., as a percentage of average net assets, applied to all prior periods. Such performance information should not be relied upon as an indication of the future performance of the Portfolio because, among other things, the asset sizes and expenses of the Templeton Growth Fund, Inc. and the Portfolio will vary.

The table below compares the Templeton Growth Fund, Inc.'s average annual compounded total returns for the 1-, 5- and 10-year periods through 12/31/07 with the MSCI World Index, a free float-adjusted, market capitalization-weighted index designed to measure equity market performance in global developed markets. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index. The calculations of total return assume the reinvestment of all dividends and capital gain distributions and the deduction of all recurring expenses that were charged to shareholder accounts. These figures do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower.

            Average Annual Total Return as of 12/31/07
-----------------------------------------------------------------
                                           1 Year 5 Years 10 Years
------------------------------------------ ------ ------- --------
Templeton Growth Fund, Inc.--Advisor Class  2.44%  16.20%   9.72%
MSCI World Index                            9.57%  17.53%   7.45%

DISTRIBUTION PLAN


Each Portfolio has adopted for its Class B shares a plan pursuant to Rule 12b-1 under the 1940 Act (the "Plan"). Pursuant to the Plan, the Portfolios have entered into Distribution Agreements with MetLife Investors Distribution Company located at 5 Park Plaza, Suite 1900, Irvine, California 92614. MetLife Investors Distribution Company is an affiliate of the Manager, and serves as principal underwriter for the Trust. The Plan permits the use of Trust assets to help finance the distribution of the shares of the Portfolios. Under the Plan, the Trust, on behalf of the Portfolios, is permitted to pay to various service providers up to 0.50% of the average daily net assets of the Portfolios attributable to its Class B shares as payment for services rendered in connection with the distribution of Class B shares. Currently, payments are limited to 0.25% of average net assets in the case of Class B shares, which amount may be increased to the full Plan amount by the Trustees of the Trust without shareholder approval. Because these fees are paid out of Trust assets on an on-going basis, over time these costs will increase the cost of your investment and may cost you more than other types of sales charges.


YOUR INVESTMENT

SHAREHOLDER INFORMATION

The separate accounts of MetLife are the record owners of the Portfolios' shares. Any reference to the shareholder in this Prospectus technically refers to those separate accounts and not to you, the Contract owner. The legal rights of you, the Contract owner, are different from the legal rights of the record owner.

However, MetLife is required to solicit instructions from Contract owners when voting on shareholder issues. Any voting by MetLife as shareholder would therefore reflect the actual votes of Contract owners. Neither the Securities and Exchange Commission nor MetLife requires any specific minimum percentage of Contract owners to vote in order for MetLife to echo vote the remaining unvoted votes. MetLife seeks to obtain a reasonable level of turnout given the particular voting trend. MetLife may use various methods of encouraging Contract owners to vote, including additional solicitations. The practice of echo voting means that a minority of Contract owners may, in practice, determine whether an item passes or fails. Please see "Voting Rights" in the prospectus for the Contracts accompanying this Prospectus for more information on your voting rights.

DISCLOSURE OF PORTFOLIO HOLDINGS

Shares of the Trust are offered only to separate accounts of the Insurance Companies. The following information is generally made available on one or more of the Insurance Company websites (including www.metlifeinvestors.com): (i) the ten largest portfolio holdings of each Portfolio; (ii) unless the Adviser has objected, the percentage of the Portfolio's net assets that each of the portfolio holdings represents; and (iii) the percentage of the Portfolio's net assets that these holdings represent in the aggregate. Unless the Adviser has objected, this information is posted on the website as early as on or about the tenth business day following the calendar quarter and no later than on or about the first business day of the second month following the calendar quarter. The Trust may exclude any portion of these holdings from the posting when deemed in the best interest of the Trust. These postings generally remain until replaced by new postings as described above. For these purposes, a Portfolio's ten largest portfolio holdings are not considered to include swaps, futures, or forward currency transactions or transactions transmitted to the Trust's custodian after certain established cut-off times.

A description of the Portfolios' policies and procedures with respect to the disclosure of the Portfolios' portfolio securities is available in the SAI.

DIVIDENDS, DISTRIBUTIONS AND TAXES

DIVIDENDS AND DISTRIBUTIONS

Each Portfolio intends to distribute substantially all of its net investment income, if any. Each Portfolio distributes its dividends from its net investment income to MetLife's separate accounts at least once a year and not to you, the Contract owner. These distributions are in the form of additional shares and not cash. The result is that a Portfolio's investment performance, including the effect of dividends, is reflected in the cash value of the Contracts. Please see the Contract prospectus accompanying this Prospectus for more information.

All net realized long- or short-term capital gains of each Portfolio are also declared once a year and reinvested in the Portfolio.

TAXES

Please see the Contract prospectus accompanying this Prospectus for a discussion of the tax impact on you resulting from the income taxes the separate accounts owe as a result of their ownership of a Portfolio's shares and their receipt of dividends and capital gains.

Each Portfolio expects to qualify and to continue to qualify as a regulated investment company under Subchapter M of the Code. As qualified, a Portfolio is not subject to federal income tax on that part of its taxable income that it distributes to you. Taxable income consists generally of net investment income, and any capital gains. It is each Portfolio's intention to distribute all such income and gains.

Shares of each Portfolio are currently offered only to the separate accounts of MetLife. Separate accounts are insurance company separate accounts that fund life insurance policies and annuity contracts. Under the Code, an insurance company pays no tax with respect to income of a qualifying separate account when the income is properly allocable to the value of eligible variable annuity or variable life insurance contracts. For a discussion of the taxation of life insurance companies and the separate accounts, as well as the tax treatment of the policies and annuity contracts and the holders thereof, see the discussion of federal income tax considerations included in the prospectus for the Contracts.

Section 817(h) of the Code and the regulations thereunder impose "diversification" requirements on the assets underlying a Contract. Each Portfolio intends to maintain diversification which will allow each Contract to satisfy these requirements. These requirements are in addition to the diversification requirements imposed on each Portfolio by Subchapter M and the 1940 Act. Technically, the section 817(h) requirements provide that, with limited exceptions, as of the end of each calendar quarter or within thirty days thereafter no more than 55% of the assets underlying a Contract may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments, and no more than 90% by any four investments. For this purpose, an investment in a Portfolio is treated not as a single investment but as an investment in each asset owned by the Portfolio, so long as shares of the Portfolio are owned only by separate accounts of insurance companies, by qualified pension and retirement plans, and by a limited class of other investors. The Portfolios are and will be so owned. Thus so long as each Portfolio meets the section 817(h) diversification tests, each Contract will also meet those tests. See the prospectus for the Contracts.

The foregoing is only a summary of some of the important federal income tax considerations generally affecting a Portfolio and you; see the SAI for a more detailed discussion. You are urged to consult your tax advisers.

REPORT TO POLICYHOLDERS

The fiscal year of each Portfolio ends on December 31 of each year. The Trust will send to you, at least semi-annually, reports which show the Portfolios' composition and other information. An annual report, with audited information, will be sent to you each year.

SALES AND PURCHASES OF SHARES

The Trust does not sell its shares directly to the public. The Trust continuously sells Class A and Class B shares of the Portfolios only to the separate accounts of MetLife to fund Contracts. The Trust could also offer shares to other separate accounts of other insurers if approved by the Board of Trustees.

PURCHASE AND REDEMPTION OF SHARES

MetLife Investors Distribution Company is the principal underwriter and distributor of the Trust's shares. MetLife Investors Distribution Company places orders for the purchase or redemption of shares of each Portfolio based on, among other things, the amount of net Contract premiums or purchase payments transferred to the separate accounts, transfers to or from a separate account investment division and benefit payments to be effected on a given date pursuant to the terms of the Contract. Such orders are effected, without sales charge, at the net asset value per share for each Portfolio determined on that same date. The Trust reserves the right to reject or limit all or part of any purchase or exchange order for any reason.

The Portfolios are available as investment options under a number of different variable insurance products, many of which do not limit the number of transfers among the available underlying funds. A large number of transfers could raise transaction costs for a Portfolio and could require the Adviser to maintain increased cash reserves, which could harm performance in rising markets.

Shares of the Portfolios are sold and redeemed at their net asset value without the imposition of any sales commission or redemption charge. Class A shares are not subject to a Rule 12b-1 fee. Class B shares are subject to a Rule 12b-1 fee of 0.25% of average daily net assets. (However, certain sales or other charges may apply to the Contract, as described in the Contract prospectus.) Under certain circumstances, redemption proceeds may be paid in securities or other property rather than in cash if the Manager determines it is in the best interests of the Trust.

MARKET TIMING

The Trust's Board of Trustees has adopted certain procedures, described below, to discourage certain types of trading in Portfolio shares that may be harmful to long-term investors, specifically (i) trading that is designed to exploit pricing inefficiencies and thereby dilute the returns of long-term investors; or (ii) frequent trading by an investor that generates sufficiently volatile cash flows to be disruptive to a portfolio manager's ability to manage a Portfolio's assets ((i) or (ii), "market timing"). The Trust is not intended for investment by market timers. The Trust does not knowingly accommodate market timing in any Portfolio and, to the Trust's knowledge, there are no arrangements currently in place that are designed to permit any contract owner to engage in market timing. As discussed above, the Trust reserves the right to reject or limit all or part of any purchase or exchange order for any reason.

The Trust requires that the insurance company separate accounts that invest in the Portfolios have in place policies and procedures reasonably designed to detect and deter market timing in the separate accounts by contract owners. In addition, the Manager monitors cash flows of certain Portfolios identified as presenting pricing inefficiencies that could potentially be exploited by market timers, and, with respect to each Portfolio, conducts certain tests to help detect cash outflows or cash flow volatility that may be disruptive to a portfolio manager's ability to manage the Portfolio. If, based on such monitoring, the Manager believes (i) that a Portfolio's cash flows may reflect a pattern of market timing or (ii) that a Portfolio's cash flows may reflect frequent trading that is disruptive to the management of the Portfolio and it is appropriate given the context of the cash flow volatility (e.g., type of Portfolio, amount of assets), the Manager will refer the matter to the appropriate insurance company or companies.


Further, in accordance with Rule 22c-2 under the 1940 Act, the Trust has contracted with insurance separate accounts to enable it to request and receive information regarding transactions in the shares of the Trust's Portfolios and limit transactions that violate the Trust's policies on market timing.


If the Trust finds that any insurance company has in place inadequate policies and procedures, with respect to a particular separate account, to detect and deter market timing in Portfolio shares and there is evidence of market timing in that separate account, the Trust or any of its Portfolios may be discontinued as an investment option of that separate account. In such an event, all contract owners of such separate account would no longer be able to make new investments in the Trust or any of its Portfolios. The Trust reserves the right to modify this policy, including any procedures established from time to time to effectuate this policy, at any time without notice.

LIMITATIONS ON THE TRUST'S ABILITY TO DETECT AND DETER MARKET TIMING

The Portfolios are available as investment options under a number of different variable insurance products. Owners of these variable insurance products transfer value among sub-accounts of the insurance company separate accounts by contacting the insurance companies. The resulting purchases and redemptions of Portfolio shares are made through omnibus accounts of the insurance companies. The right of an owner of such a variable insurance product to transfer among sub-accounts is governed by a contract between the insurance company and such owner. Many of these contracts do not limit the number of transfers among the available underlying funds that a contract owner may make. The terms of these contracts, the presence of financial intermediaries (including the insurance companies) between the Trust and contract owners, the utilization of omnibus accounts by these intermediaries and other factors such as state insurance laws may limit the Trust's ability to detect and deter market timing. Multiple tiers of such financial intermediaries may further compound the Trust's difficulty in detecting and deterring such market timing activities.

RISKS ASSOCIATED WITH MARKET TIMING GENERALLY

While the Trust will try to detect and deter market timing by utilizing the procedures described above, these procedures may not be successful in identifying or deterring market timing. By realizing profits through short-term trading, contract owners that engage in market timing activities may dilute the value of shares held by long-term investors. Cash flow volatility resulting from frequent trading of Portfolio shares, especially involving large dollar amounts, may disrupt a portfolio manager's ability to manage the Portfolio's assets. Frequent trading may be disruptive if it makes it difficult for a Portfolio to implement its long-term investment strategies, for example by causing the Portfolio to maintain a higher level of its assets in cash to accommodate such frequent trading. Frequent trading may also be disruptive if it forces a Portfolio to sell portfolio securities at inopportune times to raise cash to accommodate such trading activity. In addition, frequent trading may cause a Portfolio to incur increased expenses. For example, as a result of such frequent trading, a Portfolio may be forced to liquidate investments and thereby incur increased brokerage costs and realization of taxable capital gains without attaining any investment advantage. All of these factors may adversely affect Portfolio performance.

Associated with an investment in a Portfolio that itself invests in securities that are, for example, thinly traded, traded infrequently, or relatively less liquid is the risk that the current market price for the securities may not accurately reflect current market values. A market timer may seek to engage in strategies designed to take advantage of these pricing differences ("price arbitrage") and thereby dilute the returns of long-term investors. Portfolios that may be adversely affected by price arbitrage include those Portfolios that significantly invest in small cap equity securities and in certain fixed-income securities, such as high yield bonds.

A Portfolio that invests significantly in foreign securities may be particularly susceptible to strategies designed to exploit pricing inefficiencies. This is because foreign securities are typically traded on markets that close well before the time a Portfolio calculates its net asset value (typically at 4:00 p.m. Eastern Time), which gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities. The time zone differences among international stock markets can allow a market timer engaging in certain strategies to exploit differences in Portfolio share prices that are based on closing prices of foreign securities established some time before the Portfolio calculates its own share price (a type of price arbitrage referred to as "time zone arbitrage"). As discussed more fully below, the Trust has procedures, referred to as fair value pricing, that allow the Trust to adjust closing market prices of foreign securities to reflect what is believed to be the fair value of those securities at the time a Portfolio calculates its net asset value. While there is no assurance, the Portfolios expect that the use of fair value pricing will reduce a market timer's ability to engage in time zone arbitrage to the detriment of Portfolio shareholders.

VALUATION OF SHARES


Each Portfolio's net asset value ("NAV") per share is ordinarily determined once daily, as of the close of the regular session of business on the New York Stock Exchange (NYSE) (usually at 4:00 p.m., Eastern Time), on each day the NYSE is open. To the extent that the Portfolio's assets are traded in other markets when the NYSE is closed, the value of the Portfolio's assets may be effected on days when the Trust is not open for business. In addition, trading in some of the Portfolio's assets may not occur when the Trust is open for business.


NAV of a Portfolio share is computed by dividing the value of the net assets of the Portfolio by the total number of shares outstanding in the Portfolio. Share prices for any transaction are those next calculated after receipt of an order.

Except for money market instruments maturing in 60 days or less and foreign securities as discussed below, securities held by the Portfolios are valued at market value. If market values are not readily available, or if available market quotations are not reliable, securities are priced at their fair value as determined by the Valuation Committee of the Trust's Board of Trustees using procedures approved by the Board of Trustees. The Portfolios may use fair value pricing if the value of a security has been materially affected by events occurring before the Portfolio's calculation of NAV but after the close of the primary markets on which the security is traded. The Portfolios may also use fair value pricing if reliable market quotations are unavailable due to infrequent trading or if trading in a particular security was halted during the day and did not resume prior to the Portfolios' calculation of NAV. The use of fair value pricing has the effect of valuing a security based upon the price a Portfolio might reasonably expect to receive if it sold that security but does not guarantee that the security can be sold at the fair value price. Further, because of the inherent uncertainty of fair valuation, a fair valuation price may differ significantly from the value that would have been used had a ready market for the investment existed, and these differences could be material. With respect to any portion of a Portfolio's assets that is invested in other open-end investment companies, that portion of the Portfolio's NAV is calculated based on the NAV of that investment company. The prospectus for the other investment company explains the circumstances and effects of fair value pricing for that investment company.

Each Portfolio has retained a third party pricing service to automatically fair value each of its investments that is traded principally on a foreign exchange or market, subject to adjustment by the Trust's Valuation Committee. The Valuation Committee will regularly monitor and review the services provided by the pricing service to the Portfolios and periodically report to the Board on the pricing services' performance.

Money market instruments maturing in 60 days or less are valued on the amortized cost basis.

FOR MORE INFORMATION

If you would like more information about a Portfolio, the following documents are available to you free upon request:

ANNUAL/SEMI-ANNUAL REPORTS

Contain additional information about a Portfolio's performance. In a Portfolio's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION ("SAI")

Provides a fuller technical and legal description of the Portfolio's policies, investment restrictions, and business structure. The SAI is legally considered to be a part of this Prospectus.

IF YOU WOULD LIKE A COPY OF THE CURRENT VERSIONS OF THESE DOCUMENTS, OR OTHER INFORMATION ABOUT A PORTFOLIO, CONTACT:

                          MET INVESTORS SERIES TRUST
                                 5 PARK PLAZA
                                  SUITE 1900
                           IRVINE, CALIFORNIA 92614

                                1-800-848-3854

Free copies of the SAI and Annual and Semi-Annual Reports are available at the following website: www.metlifeinvestors.com

Information about a Portfolio, including the Annual and Semi-annual Reports and SAI, may also be obtained from the Securities and Exchange Commission ("SEC"):

[_] IN PERSONReview and copy documents in the SEC's Public Reference Room in
             Washington, D.C. (for information call 202-551-8090).

[_] ON LINE  Retrieve information from the EDGAR database on the SEC's web site at: http://www.sec.gov.

[_] BY MAIL  Request documents, upon payment of a duplicating fee, by writing to SEC, Public Reference Section, Washington, D.C. 20549 or by e-mailing the SEC at publicinfo@sec.gov.

                             SEC FILE # 811-10183

                                 MET INVESTORS
                            S E R I E S   T R U S T

                      Met/AIM Small Cap Growth Portfolio


                        BlackRock High Yield Portfolio

                     Clarion Global Real Estate Portfolio
               (formerly Neuberger Berman Real Estate Portfolio)

                         Met/Franklin Income Portfolio

                     Met/Franklin Mutual Shares Portfolio

              Met/Franklin Templeton Founding Strategy Portfolio

                     Goldman Sachs Mid Cap Value Portfolio


                    Harris Oakmark International Portfolio


                           Lazard Mid Cap Portfolio


                Legg Mason Partners Aggressive Growth Portfolio



                       Legg Mason Value Equity Portfolio

                    Loomis Sayles Global Markets Portfolio

                     Lord Abbett Bond Debenture Portfolio

                    Lord Abbett Growth and Income Portfolio


                      Lord Abbett Mid Cap Value Portfolio


                   MFS(R) Emerging Markets Equity Portfolio

                    MFS(R) Research International Portfolio



                  Oppenheimer Capital Appreciation Portfolio

                   PIMCO Inflation Protected Bond Portfolio

                         PIMCO Total Return Portfolio

                           RCM Technology Portfolio


                      Rainier Large Cap Equity Portfolio

                    T. Rowe Price Mid Cap Growth Portfolio

                        Met/Templeton Growth Portfolio


                    Third Avenue Small Cap Value Portfolio


                        Turner Mid Cap Growth Portfolio


                         Van Kampen Comstock Portfolio


                      Class A, Class B and Class E Shares


                                __PROSPECTUS__


                                APRIL 28, 2008


Like all securities, these securities have not been approved or disapproved by the

Securities and Exchange Commission, nor has the Securities and Exchange

Commission passed upon the accuracy or adequacy of this Prospectus.

           Any representation to the contrary is a criminal offense.

                           ____TABLE OF CONTENTS____


                                                                 PAGE

       INTRODUCTION                                               3
          Understanding the Trust                                 3
          Understanding the Portfolios                            3

       THE PORTFOLIOS                                             5

         INVESTMENT SUMMARY                                       5
          Met/AIM Small Cap Growth Portfolio                      6
          BlackRock High Yield Portfolio                          9
          Clarion Global Real Estate Portfolio                    15
          Met/Franklin Income Portfolio                           19
          Met/Franklin Mutual Shares Portfolio                    23
          Met/Franklin Templeton Founding Strategy Portfolio      27
          Goldman Sachs Mid Cap Value Portfolio                   31
          Harris Oakmark International Portfolio                  34
          Lazard Mid Cap Portfolio                                37
          Legg Mason Partners Aggressive Growth Portfolio         40
          Legg Mason Value Equity Portfolio                       43
          Loomis Sayles Global Markets Portfolio                  47
          Lord Abbett Bond Debenture Portfolio                    51
          Lord Abbett Growth and Income Portfolio                 56
          Lord Abbett Mid Cap Value Portfolio                     59
          MFS(R) Emerging Markets Equity Portfolio                62
          MFS(R) Research International Portfolio                 66
          Oppenheimer Capital Appreciation Portfolio              70
          PIMCO Inflation Protected Bond Portfolio                73
          PIMCO Total Return Portfolio                            78
          RCM Technology Portfolio                                83
          Rainier Large Cap Equity Portfolio                      87
          T. Rowe Price Mid Cap Growth Portfolio                  89
          Met/Templeton Growth Portfolio                          92
          Third Avenue Small Cap Value Portfolio                  95
          Turner Mid Cap Growth Portfolio                         98
          Van Kampen Comstock Portfolio                          101

         PRIMARY RISKS OF INVESTING IN THE PORTFOLIOS            105
         ADDITIONAL INVESTMENT STRATEGIES                        109
         MANAGEMENT                                              123
          The Manager                                            123
          The Advisers                                           126
          Distribution Plans                                     145

       YOUR INVESTMENT                                           146
          Shareholder Information                                146
          Dividends, Distributions and Taxes                     146
          Sales and Purchases of Shares                          148

       FINANCIAL HIGHLIGHTS                                      152

       APPENDIX A                                                A-1

       FOR MORE INFORMATION                                   Back Cover

INTRODUCTION

UNDERSTANDING THE TRUST


Met Investors Series Trust (the "Trust") is an open-end management investment company that offers a selection of fifty-two managed investment portfolios or mutual funds, only twenty-seven of which are offered through this Prospectus (the "Portfolios"). Each of the twenty-seven Portfolios described in this Prospectus has its own investment objective designed to meet different investment goals. Please see the Investment Summary section of this Prospectus for specific information on each Portfolio.


  INVESTING THROUGH A VARIABLE INSURANCE CONTRACT


  Class A, Class B and Class E shares of the Portfolios, as applicable, are currently only sold to separate accounts of Metropolitan Life Insurance Company and certain of its affiliates (collectively, "MetLife" or the "Insurance Companies") to fund the benefits under certain individual flexible premium variable life insurance policies and individual and group variable annuity contracts (collectively, "Contracts"). As a Contract owner, your premium payments are allocated to one or more of the Portfolios in accordance with your Contract.


  A particular Portfolio or class of a Portfolio of the Trust may not be available under the Contract you have chosen. The prospectus for the Contracts shows the Portfolios and classes available to you. Please read this Prospectus carefully before selecting a Portfolio. It provides information to assist you in your decision. If you would like additional information about a Portfolio, please request a copy of the Statement of Additional Information ("SAI"). For details about how to obtain a copy of the SAI and other reports and information, see the back cover of this Prospectus. The SAI is incorporated by reference into this Prospectus.

  Some of the Portfolios have names and investment objectives that are very similar to certain publicly available mutual funds that are managed by the same investment advisers. The Portfolios in this Prospectus are not those publicly available mutual funds and will not have the same performance. Different performance will result from such factors as different implementation of investment policies, different investment restrictions, different cash flows into and out of the Portfolios, different fees, and different asset sizes.

UNDERSTANDING THE PORTFOLIOS

After this Introduction you will find an Investment Summary for each Portfolio. Each Investment Summary presents important facts about a Portfolio, including information about its investment objective, principal investment strategy, primary risks, fees and expenses and past performance.


Each of the Portfolios falls into one of three categories of funds: equity funds, fixed income funds and fund of funds. A particular type of Portfolio may be more appropriate for you depending upon your investment needs.



 PLEASE SEE THE CONTRACT PROSPECTUS FOR A DETAILED EXPLANATION OF YOUR CONTRACT.

DESCRIPTION OF TYPES OF FUNDS:

  EQUITY FUNDS

  Although they may involve more risk, historically, equity securities such as common stocks have offered higher returns than bonds or other investments over the long term. A domestic equity fund principally invests in equity securities of U.S. companies and may also, to a minor extent, invest in securities of companies located outside the United States. An international equity fund principally invests in the equity securities of companies located outside the United States.

  FIXED INCOME FUNDS

  Fixed income securities are securities that pay a specified rate of return. Historically, fixed income funds are not as volatile as equity funds. These funds may lend stability to a portfolio made up primarily of stocks.


  FUND OF FUNDS

  Please note that the Met/Franklin Templeton Founding Strategy Portfolio is a "fund of funds" that invests, on a fixed percentage basis, in a combination of the Trust's portfolios sub-advised by subsidiaries of Franklin Resources, Inc. (collectively, "Franklin Templeton"), which, in turn, invest primarily in U.S. and foreign equity securities and, to a lesser extent, fixed-income and money market securities. The Portfolio's assets will be allocated on an equal basis (33 1/3%) among the Met/Franklin Income Portfolio, Met/Franklin Mutual Shares Portfolio and Met/Templeton Growth Portfolio (the "Underlying Portfolios"), each of which is a separate portfolio of the Trust, and which is included in this Prospectus.


--------------------------------------------------------------------------------

BEFORE YOU CHOOSE A PORTFOLIO, PLEASE CONSIDER...

All of the Portfolios involve risk, but there is also the potential for reward. You can lose money--and you can make money. The Portfolios are structured so that each offers a different degree of risk and reward than others.

WHAT RISK/REWARD LEVEL IS FOR YOU? ASK YOURSELF THE FOLLOWING:
(1) HOW WELL DO I HANDLE FLUCTUATIONS IN MY ACCOUNT VALUE?

    The greater the degree of risk for a Portfolio, the more its price is likely to move up and down on a day to day basis. If this makes you uncomfortable, you may prefer an investment that is less risky and that may not fluctuate in price as much.

(2) AM I LOOKING FOR A HIGHER RATE OF RETURN?

    Generally, the higher the potential return, the higher the risk. If you find the potential to make money is worth the possibility of losing more, then a Portfolio with higher risk may be right for you.

A final note: These Portfolios are designed for long-term investment.

                                THE PORTFOLIOS

INVESTMENT SUMMARY

Each Portfolio's summary discusses the following:

    INVESTMENT OBJECTIVE
    What is the Portfolio's investment goal?

    PRINCIPAL INVESTMENT STRATEGY
    How does the Portfolio attempt to achieve its investment goal? What types of investments does it contain? What style of investing and investment philosophy does it follow?

    PRIMARY RISKS
    What are the specific risks of investing in the Portfolio?

    PAST PERFORMANCE
    How well has the Portfolio performed over time?

    FEES AND EXPENSES
    What is the cost of investing in the Portfolio?


In addition to its principal investment strategy, each Portfolio, which is not a "fund of funds" (and the Underlying Portfolios, in the case of Met/Franklin Templeton Founding Strategy Portfolio) may invest in various types of securities and engage in various investment techniques and practices which are not the principal focus of the Portfolio (or of the Underlying Portfolio, in the case of the Met/Franklin Templeton Founding Strategy Portfolio) and therefore are not described in the Investment Summary section of the Prospectus. These other securities and investment techniques and practices in which a Portfolio may engage, together with their risks, are briefly discussed in "Additional Investment Strategies" in this Prospectus.


Following the Investment Summary is the section entitled "Primary Risks of Investing in the Portfolios" which lists some of the factors that may affect the value of a Portfolio's investments.


The SAI provides more detailed information regarding the various types of securities that a Portfolio or Underlying Portfolio may purchase and certain investment techniques and practices of its Adviser.


The Contracts may be sold by banks. AN INVESTMENT IN A PORTFOLIO OF THE TRUST THROUGH A CONTRACT IS NOT A DEPOSIT OR OBLIGATION OF, OR GUARANTEED BY, ANY BANK, AND IS NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY OF THE U.S. GOVERNMENT.


 EACH PORTFOLIO IN THIS PROSPECTUS IS A MUTUAL FUND: A POOLED INVESTMENT THAT IS PROFESSIONALLY MANAGED AND THAT GIVES YOU THE OPPORTUNITY TO PARTICIPATE IN FINANCIAL MARKETS. EACH PORTFOLIO STRIVES TO REACH ITS STATED INVESTMENT OBJECTIVE, WHICH CAN BE CHANGED WITHOUT SHAREHOLDER APPROVAL. AS WITH ALL MUTUAL FUNDS, THERE IS NO GUARANTEE THAT A PORTFOLIO WILL ACHIEVE ITS INVESTMENT OBJECTIVE.


 A PORTFOLIO'S ADVISER MAY SELL A PORTFOLIO SECURITY WHEN THE VALUE OF THE INVESTMENT REACHES OR EXCEEDS ITS ESTIMATED FAIR VALUE, TO TAKE ADVANTAGE OF MORE ATTRACTIVE INVESTMENT OPPORTUNITIES, WHEN THE ISSUER'S INVESTMENT FUNDAMENTALS BEGIN TO DETERIORATE, WHEN THE PORTFOLIO MUST MEET REDEMPTIONS, OR FOR OTHER INVESTMENT REASONS.

                      MET/AIM SMALL CAP GROWTH PORTFOLIO

INVESTMENT OBJECTIVE:

Long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGY:


The Portfolio seeks to meet its objective by investing, normally, at least 80% of its net assets in securities of small-cap companies. In complying with this 80% investment requirement, the Portfolio will invest primarily in marketable equity securities, including convertible securities, but its investments may include other securities, such as synthetic instruments. Synthetic instruments are investments that have economic characteristics similar to the Portfolio's direct investments, and may include warrants, futures, options, exchange-traded funds and American Depositary Receipts. The Portfolio considers a company to be a small-cap company if it has a market capitalization, at the time of purchase, no larger than the largest capitalized company included in the Russell 2000 Index during the most recent 11-month period (based on month-end data) plus the most recent data during the current month, within the range of market capitalizations of companies included in the Russell 2000 Index.

The Portfolio may invest up to 20% of its net assets in equity securities of issuers that have market capitalizations, at the time of purchase, outside of the range of market capitalizations of companies included in the Russell 2000 Index, and in investment-grade non-convertible debt securities, U.S. government securities and high-quality money market instruments. The Portfolio may also invest up to 25% of its total assets in foreign securities. For risk management purposes, the Portfolio may hold a portion of its assets in cash or cash equivalents, including money market instruments.

In selecting investments, the portfolio managers seek to identify those companies that have strong earnings momentum or demonstrate other potential for growth of capital. The portfolio managers anticipate that the Portfolio, when fully invested, will generally be comprised of companies that are currently experiencing a greater than anticipated increase in earnings.


PRIMARY RISKS:


The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail starting on page 105, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:


  .  Market risk

  .  Market capitalization risk

  .  Investment style risk

  .  Foreign investment risk

The Portfolio's investments in derivatives can significantly increase the Portfolio's exposure to market risk or credit risk of the counterparty. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the relevant assets, rates and indices.

PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.




The bar chart below shows you the performance of the Portfolio's Class B shares, the Portfolio's oldest class, for each full calendar year since its inception and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart.

               Year-by-Year Total Return as of 12/31 of Each Year

                                    [CHART]

        02        03          04          05          06         07
     ------     ------       -----      ------     ------     ------
    -27.50%     38.86%       6.43%       8.27%      14.18%     11.07%

                   High Quarter:   2nd - 2003      +20.75%
                   Low Quarter:    3rd - 2002      -18.43%



The table below compares the Portfolio's Class A, Class B and Class E shares' average annual compounded total returns for the 1- and 5-year periods and from inception through 12/31/07 with the Russell 2000 Index and the Russell 2000 Growth Index. The Russell 2000 Index is an unmanaged index which measures the performance of the 2,000 smallest companies in the Russell 3000 Index. The Russell 2000 Growth Index is an unmanaged index which measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.



---------------------------------------------------------------
        Average Annual Total Return as of 12/31/07
--------------------------------------------------------------
                                              Since   Inception
                             1 Year  5 Year Inception   Date
 -------------------------   ------- ------ --------- ---------
Class A                      11.40%  15.39%    6.91%    1/2/02
Class B                      11.07%  15.20%    9.39%   10/9/01
Class E                      11.20%  15.34%    7.66%    4/1/02
Russell 2000 Index           -1.57%  16.25%   12.12%*
Russell 2000 Growth Index     7.05%  16.50%   10.70%*
* Index performance is from 10/1/01.



 PORTFOLIO MANAGEMENT:


..  Invesco Aim Capital Management, Inc. see page 127

..  For financial highlights see page 152

FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2007 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)



                                          Class A Class B Class E
-----------------------------------------------------------------
Management Fee                             0.86%   0.86%   0.86%
-----------------------------------------------------------------
12b-1 Fees                                 None    0.25%   0.15%
-----------------------------------------------------------------
Other Expenses                             0.06%   0.06%   0.06%
-----------------------------------------------------------------
Total Annual Portfolio Operating Expenses  0.92%   1.17%   1.07%
-----------------------------------------------------------------



EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES



         Class A  Class B  Class E
-----------------------------------
1 Year   $     94 $    120 $    110
-----------------------------------
3 Years  $    295 $    374 $    342
-----------------------------------
5 Years  $    511 $    647 $    593
-----------------------------------
10 Years $  1,135 $  1,427 $  1,311
-----------------------------------

                        BLACKROCK HIGH YIELD PORTFOLIO

INVESTMENT OBJECTIVE:

To maximize total return, consistent with income generation and prudent investment management.

PRINCIPAL INVESTMENT STRATEGY:


The Portfolio will invest primarily in non-investment grade bonds with maturities of ten years or less. The Portfolio will normally invest at least 80% of its assets in high yield bonds, including convertible and preferred securities. The high yield securities (commonly called "junk bonds") acquired by the Portfolio will generally be in the lower rating categories of the major rating agencies (BB or lower by Standard & Poor's Ratings Group ("S&P") or Ba or lower by Moody's Investors Service, Inc. ("Moody's")) or will be determined by the Adviser to be of similar quality. Split rate bonds will be considered to have the higher credit rating. The Portfolio may invest up to 10% of its assets in non-dollar denominated bonds of issuers located outside of the United States. The Portfolio's investment in non-dollar denominated bonds may be on a currency hedged or unhedged basis.

The Adviser evaluates sectors of the high yield market and individual bonds within these sectors. Securities are purchased for the Portfolio when the Adviser determines that they have the potential for above-average total return.

To add additional diversification, the Adviser can invest in a wide range of securities, including corporate bonds, mezzanine investments, collateralized bond obligations ("CBOs"), bank loans and mortgage-backed and asset-backed securities. The Portfolio can also invest, to the extent consistent with its investment goal, in non-U.S. and emerging market securities and currencies. The Portfolio may invest in securities of any rating, and may invest up to 10% of its assets (measured at the time of investment) in distressed securities that are in default or the issuers of which are in bankruptcy. These securities involve considerable risk and have significant uncertainties regarding the issuer's current or future ability to make interest and principal payments. Typically, the Adviser will invest in distressed securities when it believes they are undervalued.

The Adviser team may, when consistent with the Portfolio's investment goal, buy or sell options or futures on a security or an index of securities, or enter into credit default swaps (up to 15% of its assets) and interest rate or foreign currency transactions, including swaps (collectively, commonly known as derivatives). The Portfolio typically uses derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk. The Portfolio may also use derivatives for leverage, in which case their use would involve leveraging risk. The Portfolio may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such a reverse repurchase agreements or dollar rolls).

PRIMARY RISKS:


The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail starting on page 105, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:


  .  Market risk

  .  Interest rate risk

  .  Credit risk

  .  High yield debt security risk



  .  Foreign investment risk

If the Portfolio invests in high yield securities that are rated C or below, the Portfolio will incur significant risk in addition to the risks generally associated with investments in high yield securities. Distressed securities frequently do not produce income while they are outstanding. The Portfolio may purchase distressed securities that are in default or the issuers of which are in bankruptcy. The Portfolio may be required to bear certain extraordinary expenses in order to protect and recover its investment. The Portfolio will be subject to significant uncertainty as to when and in what manner and for what value the obligations evidenced by the distressed securities will eventually be satisfied.

Mezzanine securities (which are subordinated securities which receive payments of interest and principal after other more senior security holders are paid) carry the risk that the issuer will not be able to meet its obligations and that the equity securities purchased with the mezzanine investments may lose value.

The market for bank loans may not be highly liquid and the Portfolio may have difficulty selling them. These investments expose the Portfolio to the credit risk of both the financial institution and the underlying borrower.

The pool of high yield securities underlying CBOs is typically separated into groupings called tranches representing different degrees of credit quality. The higher quality tranches have greater degree of protection and pay lower interest rates. The lower tranches, with greater risk, pay higher interest rates.

The Portfolio also makes investments in residential and commercial mortgage-backed securities and other asset-backed securities. The characteristics of these mortgage-backed and asset-backed securities differ from traditional fixed income securities.

Mortgage-related securities may be issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or may be issued by private issuers and as such are not guaranteed by the U.S. Government, its agencies or instrumentalities. Like other debt securities, changes in interest rates generally affect the value of a mortgage-backed security. Additionally, some mortgage-backed securities may be structured so that they may be particularly sensitive to interest rates.

Investments in mortgage-related securities are also subject to special risks of prepayment. Prepayment risk occurs when the issuer of a security can prepay the principal prior to the security's maturity. Securities subject to prepayment risk, including the collateralized mortgage obligations and other mortgage-related securities that the Portfolio can buy, generally offer less potential for gains when prevailing interest rates decline, and have greater potential for loss when interest rates rise, depending upon the coupon of the underlying securities. The impact of prepayments on the price of a security may be difficult to predict and may increase the volatility of the price. In addition, early repayment of mortgages underlying these securities may expose the Portfolio to lower rate of return when it reinvests the principal. Further, the Portfolio may buy mortgage-related securities at a premium. Accelerated prepayments on those securities could cause the Portfolio to lose a portion of its principal investment represented by the premium the Portfolio paid.

If interest rates rise rapidly, prepayments may occur at slower rates than expected, which could have the effect of lengthening the expected maturity of a short- or medium-term security. That could cause its value to fluctuate more widely in response to changes in interest rates. In turn, this could cause the value of the Portfolio's shares to fluctuate more.

Non-mortgage asset-backed securities are not issued or guaranteed by the U.S. Government or its agencies or government-sponsored entities. In the event of failure of these securities or of mortgage-related securities issued by private issuers to pay interest or repay principal, the assets backing these securities such as automobiles or credit card receivables may be insufficient to support the payments on the securities.

The Portfolio may invest in securities prior to their date of issue. These securities could fall in value by the time they are actually issued, which may be any time from a few days to over a year.

The Portfolio's investments in derivatives can significantly increase the Portfolio's exposure to market risk or credit risk of the counter party. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the relevant assets, rates and indices.

Some transactions may give rise to a form of leverage. These transactions may include, among others, derivatives, reverse repurchase agreements and dollar rolls, and may expose the Portfolio to greater risk and increase its costs. To mitigate leverage risk, the Adviser will segregate liquid assets on the books of the Portfolio or otherwise cover the transactions. The use of leverage may cause the Portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Increases and decreases in the value of the securities held by the Portfolio will be magnified when the Portfolio uses leverage. The Portfolio will also have to pay interest on its borrowing, reducing the Portfolio's return. This interest expense may be greater than the Portfolio's return on the underlying investment.

The Portfolio may invest up to 10% of its assets in non-dollar denominated bonds of issuers located outside of the United States. Non-dollar and non-U.S. securities involve risks not typically associated with investing in U.S. securities. These risks include, but are not limited to: currency risks (the risk that the value of interest paid on non-dollar and non-U.S. securities, or the value of the securities themselves, may fall if currency exchange rates change), the risk that a security's value will be hurt by changes in non-U.S. political or social conditions, including changes in policies restricting investment, the possibility of heavy taxation, nationalization or expropriation of assets and more difficulty obtaining information on non-U.S. securities or companies. In addition, non-dollar and non-U.S. securities may be harder to sell and may be subject to wider price movements than comparable investments in U.S. companies. There is also less government regulation of non-U.S. securities markets.

The use of credit default transactions is a highly specialized activity that involves investment techniques and risks that are different from those associated with ordinary portfolio securities transactions. If the Adviser is incorrect in its forecasts of the interest rates, currency exchange rates or market values or its assessments of the credit risks, relevant to these transactions that it enters, the investment performance of the Portfolio may be less favorable than it would have been if the Portfolio had not entered into them.

Because these arrangements are bi-lateral agreements between the Portfolio and its counterparty, each party is exposed to the risk of default by the other. In addition, they may involve a small investment of cash compared to the risk assumed with the result that small changes may produce disproportionate and substantial gains or losses to the Portfolio. However, the Portfolio's obligations under swap agreements generally are collateralized by cash or government securities based on the amount by which the value of the payments that the Portfolio is required to pay exceed the value of the payments that its counterparty is required to make. The Portfolio segregates liquid assets equal to any difference between that excess and the amount of collateral that they are required to provide. Conversely, the Portfolio requires their counterparties to provide collateral on a comparable basis except in those instances in which the Adviser is satisfied with the claims paying ability of the counterparty without such collateral.

PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.


The performance shown below is the performance of the Portfolio's Class A shares, the Portfolio's only Class outstanding prior to April 28, 2008. Class B shares of the Portfolio are first being offered on April 28, 2008. The historical performance shown for the Portfolio's Class A shares prior to May 1, 2006 is the performance of the Portfolio's predecessor fund managed by a different investment adviser. The assets of the Federated High Yield Portfolio of The Travelers Series Trust were transferred to the Portfolio on May 1, 2006. Effective August 21, 2006, BlackRock Financial Management, Inc. became the Portfolio's Adviser. Investment performance information prior to that date is attributable to the Portfolio's former investment adviser.

The bar chart below shows you the performance of the Portfolio's Class A shares for the last ten calendar years and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart.

               Year-by-Year Total Return as of 12/31 of Each Year

                                    [CHART]

  98      99      00      01      02      03      04      05     06     07
------  ------  ------  ------  ------  ------  ------  ------  -----  -----
 4.71%   3.14%  -8.15%   1.94%   3.72%  22.39%  10.38%   2.55%  9.81%  2.70%

                     High Quarter:     2nd - 2003     +7.75%
                     Low Quarter:      4th - 2000     -6.50%

The table below compares the Portfolio's Class A shares' average annual compounded total returns for the 1-, 5- and 10-year periods through 12/31/07 with the Lehman Brothers U.S. Corporate High Yield Bond - 2% Issuer Cap Index ("Lehman HY"). The Lehman HY Index is an unmanaged index that covers the universe of fixed rate non-investment grade debt. Pay-in-kind bonds, Eurobonds and debt issues from emerging market countries are excluded. There is a maximum 2% limit on issuers held in the Index. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.



Average Annual Total Return as of 12/31/07
-----------------------------------------
                  1 Year  5 Year  10 Year
 ---------------  ------- ------- -------
Class A            2.70%   9.34%   5.06%
Lehman HY Index    2.27%  10.91%   5.51%



For information on BlackRock Financial Management, Inc.'s prior performance with a comparable fund, see page 128.

FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2007 and are expressed as a percentage of the Portfolio's average daily net assets. The amounts for the Class B shares of the Portfolio are based on the expenses of the Portfolio's Class A shares, as adjusted to include applicable 12b-1 fees. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.



 PORTFOLIO MANAGEMENT:


..  BlackRock Financial Management, Inc. see page 128

..  For financial highlights see page 155

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)



                                          Class A Class B
---------------------------------------------------------
Management Fee                             0.60%   0.60%
---------------------------------------------------------
12b-1 Fees                                 None    0.25%
---------------------------------------------------------
Other Expenses                             0.13%   0.13%
---------------------------------------------------------
Total Annual Portfolio Operating Expenses  0.73%   0.98%
---------------------------------------------------------



EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES



         Class A  Class B
--------------------------
1 Year   $     75 $    100
--------------------------
3 Years  $    234 $    314
--------------------------
5 Years  $    407 $    544
--------------------------
10 Years $    909 $  1,206
--------------------------

                     CLARION GLOBAL REAL ESTATE PORTFOLIO


INVESTMENT OBJECTIVE:

Total return through investment in real estate securities, emphasizing both capital appreciation and current income.

PRINCIPAL INVESTMENT STRATEGY:


Under normal market conditions, the Portfolio will invest at least 80% of its assets in a portfolio of equity securities of companies that are principally engaged in the real estate industry. In selecting investments for the Portfolio, the Portfolio's Adviser will select companies that derive at least 50% of their total revenues or earnings from owning, operating, developing and/or managing real estate. This portion of the Portfolio will have investments located in a number of different countries, including the U.S. As a general matter, the Portfolio expects these investments to be in common stocks of large-, mid- and small-sized companies, including real estate investment trusts and similarly situated real estate companies outside the U.S. ("REITs"). The Portfolio may invest in companies located in countries with emerging securities markets.

The Portfolio's Adviser uses a multi-step investment process for constructing the Portfolio's investment portfolio that combines top-down region and sector allocation with bottom-up individual stock selection.

First, the Adviser selects sectors and geographic regions in which to invest, and determines the degree of representation of such sectors and regions, through a systematic evaluation of public and private property market trends and conditions. Second, the Adviser uses an in-house valuation process to identify investments with superior current income and growth potential relative to their peers. This in-house valuation process examines several factors including:

  .  value and property;

  .  capital structure; and

  .  management and strategy.


PRIMARY RISKS:


The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail starting on page 105, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:


  .  Market risk

  .  Real estate investment risk


  .  Foreign investment risk


  .  Market capitalization risk

  .  Investment style risk

 PORTFOLIO MANAGEMENT:


..  ING Clarion Real Estate Securities L.P. see page 129

..  For financial highlights see page 156




In addition, investments in emerging markets include all of the risks of investments in foreign securities and are subject to severe price declines. The economic and political structures of developing nations, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity. Such countries may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners and economies based on only a few industries. For these reasons, all of the risks of investing in foreign securities are heightened by investing in emerging market countries. The markets of developing countries have been more volatile than the markets of developed countries with more mature economies. These markets often have provided significantly higher or lower rates of return than developed markets, and significantly greater risks, to investors.


PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.




The bar chart below shows you the performance of the Portfolio's Class B shares for each full calendar year since its inception and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart. Effective April 28, 2008, ING Clarion Real Estate Securities L.P. became the Portfolio's Adviser. Investment performance prior to that date is attributable to the Portfolio's former investment adviser.

                                    [CHART]

Year-by-Year Total Return as of 12/31 of Each Year

  05        06         07
------    ------     ------
13.29%    37.58%    -15.01%

High Quarter: 1st-2006  +14.88%
Low Quarter:  2nd-2007   -9.48%

The table below compares the Portfolio's Class A, Class B and Class E shares' average annual compounded total returns for the 1-year period and from inception through 12/31/07 with the FTSE NAREIT Equity Index, the Portfolio's benchmark prior to April 28, 2008, and with the FTSE EPRA/NAREIT Global Real Estate Index, the Portfolio's benchmark effective April 28, 2008. The FTSE NAREIT Equity Index is an unmanaged index that measures the performance of all publicly traded equity REITs. The FTSE EPRA/NAREIT Global Real Estate Index is designed to capture the performance of institutional quality property companies operating in North America, Europe, Asia, and Australia. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.



           Average Annual Total Return as of 12/31/07
----------------------------------------------------------------
                                               Since   Inception
                                     1 Year  Inception   Date
------------------------------------ ------  --------- ---------
Class A                              -14.79%   16.14%   5/1/04
Class B                              -15.01%   15.85%   5/1/04
Class E                              -14.86%   15.99%   5/1/04
FTSE NAREIT Equity REIT Index        -15.69%   16.59%*
FTSE EPRA/NAREIT Global Real
 Estate Index                         -6.96%   22.18%*
* Index performance is from 4/30/04.



For information on ING Clarion Real Estate Securities L.P.'s prior performance with a comparable fund see page 130.

FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2007 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)



                                          Class A Class B Class E
-----------------------------------------------------------------
Management Fee                             0.61%   0.61%   0.61%
-----------------------------------------------------------------
12b-1 Fees                                 None    0.25%   0.15%
-----------------------------------------------------------------
Other Expenses                             0.04%   0.04%   0.04%
-----------------------------------------------------------------
Total Annual Portfolio Operating Expenses  0.65%   0.90%   0.80%
-----------------------------------------------------------------



EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES



                               Class A  Class B  Class E
                      -----------------------------------
                      1 Year   $     67 $     92 $     82
                      -----------------------------------
                      3 Years  $    209 $    288 $    256
                      -----------------------------------
                      5 Years  $    363 $    500 $    446
                      -----------------------------------
                      10 Years $    812 $  1,112 $    993
                      -----------------------------------

                         MET/FRANKLIN INCOME PORTFOLIO

INVESTMENT OBJECTIVE:

To maximize income while maintaining prospects for capital appreciation.

PRINCIPAL INVESTMENT STRATEGY:


Under normal market conditions, the Portfolio invests in a diversified portfolio of debt and equity securities. Debt securities in which the Portfolio may invest include all varieties of fixed, floating and variable rate instruments including secured and unsecured bonds, bonds convertible into common stock, mortgage securities, debentures, notes and short-term debt instruments. Common stocks, preferred stocks and convertible securities are examples of equity securities in which the Portfolio may invest. Typically, investments in equity and debt securities range between 40% and 60% of the Portfolio's assets.


The Portfolio seeks income by selecting investments such as corporate, foreign and U.S. Treasury bonds, as well as stocks with attractive dividend yields. In its search for growth opportunities, the Portfolio maintains the flexibility to invest in common stocks of companies from a variety of industries such as utilities, oil, gas, real estate and consumer goods. The Portfolio may invest in large, medium and small market capitalization companies.


The Portfolio may invest up to 100% of total assets in debt securities that are rated below investment grade, but it is not currently expected that the Portfolio will invest more than 50% of its assets in these securities. Securities rated in the top four ratings categories by independent rating organizations such as Standard & Poor's Ratings Group ("S&P") and Moody's Investors Service, Inc. ("Moody's") are considered investment grade. However, such ratings are relative and subjective, are not absolute standards of quality, and do not provide a complete evaluation of the market risk of the securities. Higher yields are ordinarily available from securities in the lower rating categories, such as securities rated Ba or lower by Moody's or BB or lower by S&P or from unrated securities deemed by the Portfolio's Adviser to be of comparable quality. Such high-yield securities are considered to be below "investment grade" and are sometimes referred to as "junk bonds." Generally, lower-rated securities pay higher yields than more highly rated securities to compensate investors for the higher risk.


The Portfolio may invest up to 25% of its assets in foreign securities. The Portfolio ordinarily buys foreign securities that are traded in the U.S. or American Depositary Receipts.

The Portfolio's Adviser searches for undervalued or out-of-favor securities it believes offer opportunities for income today and significant growth tomorrow. It performs independent analysis of the debt securities being considered for the portfolio, rather than relying principally on the ratings assigned by rating agencies. In its analysis, the Adviser considers a variety of factors, including:

  . a security's relative value based on such factors as anticipated cash flow, interest or dividend coverage, asset coverage, and earnings prospects;

  .  the experience and strength of the company;

  . the company's changing financial condition and market recognition of the change;

  . the company's sensitivity to changes in interest rates and business conditions; and

  .  the company's debt maturity schedules and borrowing requirements.

Although not a principal investment strategy, the Portfolio may invest a portion of its assets in credit default swaps.


PRIMARY RISKS:


The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail starting on page 105, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:


  .  Market risk

  .  Credit risk

  .  Interest rate risk

  .  High yield debt security risk

  .  Investment style risk

  .  Foreign investment risk

  .  Market capitalization risk

In addition, utility stocks and other stocks with above average dividend yields are particularly sensitive to interest rate movements. When interest rates rise, the stock prices of these stocks tend to fall.

Mortgage-related securities may be issued or guaranteed by the U.S. Government, its agencies or instrumentalities or may be issued by private issuers and as such are not guaranteed by the U.S. Government, its agencies or instrumentalities. Like other debt securities, changes in interest rates generally affect the value of a mortgage-backed security. Additionally, some mortgage-backed securities may be structured so that they may be particularly sensitive to interest rates.

Investments in mortgage-related securities are also subject to special risks of prepayment. Prepayment risk occurs when the issuer of a security can prepay the principal prior to the security's maturity. Securities subject to prepayment risk, including the collateralized mortgage obligations and other mortgage-related securities that the Portfolio can buy, generally offer less potential for gains when prevailing interest rates decline, and have greater potential for loss when interest rates rise depending upon the coupon of the underlying securities. The impact of prepayments on the price of a security may be difficult to predict and may increase the volatility of the price. In addition, early repayment of mortgages underlying these securities may expose the Portfolio to a lower rate of return when it reinvests the principal. Further, the Portfolio may buy mortgage-related securities at a premium. Accelerated prepayments on those securities could cause the Portfolio to lose a portion of its principal investment represented by the premium the Portfolio paid.

If interest rates rise rapidly, prepayments may occur at slower rates than expected, which could have the effect of lengthening the expected maturity of a short- or medium-term security. That could cause its value to fluctuate more widely in response to changes in interest rates. In turn, this could cause the value of the Portfolio's shares to fluctuate more.

The use of credit default transactions is a highly specialized activity that involves investment techniques and risks that are different from those associated with ordinary portfolio securities transactions. If the Adviser is incorrect in its forecasts of the interest rates, currency exchange rates or market values or its assessments of the credit risks, relevant to these transactions that it enters, the investment performance of the Portfolio may be less favorable than it would have been if the Portfolio had not entered into them.

Because these arrangements are bi-lateral agreements between the Portfolio and its counterparty, each party is exposed to the risk of default by the other. In addition, they may involve a small investment of cash compared to the risk assumed with the result that small changes may produce disproportionate and substantial gains or losses to the Portfolio. However, the Portfolio's obligations under swap agreements generally are collateralized by cash or government securities based on the amount by which the value of the payments that the Portfolio is required to pay exceed the value of the payments that its counterparty is required to make. The Portfolio segregates liquid assets equal to any difference between that excess and the amount of collateral that they are required to provide. Conversely, the Portfolio requires their counterparties to provide collateral on a comparable basis except in those instances in which the Adviser is satisfied with the claims paying ability of the counterparty without such collateral.


PAST PERFORMANCE:


As of the date of this Prospectus, the Portfolio had not commenced operations. No performance information is currently available. For information on Franklin Advisers, Inc.'s prior performance with a comparable fund, see page 131.


FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are estimated for the year ended December 31, 2008 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                          Class A Class B
---------------------------------------------------------
Management Fee                             0.80%   0.80%
---------------------------------------------------------
12b-1 Fees                                 None    0.25%
---------------------------------------------------------
Other Expenses                             0.29%   0.29%
---------------------------------------------------------
Total Annual Portfolio Operating Expenses
 Before Expense Waiver                     1.09%   1.34%
---------------------------------------------------------
Contractual Expense Waiver*                0.19%   0.19%
---------------------------------------------------------
Total Annual Portfolio Operating Expenses
 After Expense Waiver                      0.90%   1.15%
---------------------------------------------------------


        * Met Investors Advisory, LLC ("the Manager") and the Trust have entered into an Expense Limitation Agreement whereby the total Annual Portfolio Operating Expenses for the Class A and





 PORTFOLIO MANAGEMENT:


..  Franklin Advisers, Inc. see page 130

          Class B shares of the Portfolio will not exceed 0.90% and 1.15%, respectively, for the period ended April 30, 2009 and in any year in which the Agreement is in effect. Under certain circumstances, any fees waived or expenses reimbursed by the Manager may, with the approval of the Trust's Board of Trustees, be repaid to the Manager.

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same and that all expense limitations remain in effect only for the period ended April 30, 2009. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES

        Class A  Class B
-------------------------
1 Year  $     92 $    118
-------------------------
3 Years $    329 $    408
-------------------------

                     MET/FRANKLIN MUTUAL SHARES PORTFOLIO

INVESTMENT OBJECTIVE:

Capital appreciation, which may occasionally be short-term. The Portfolio's secondary investment objective is income.

PRINCIPAL INVESTMENT STRATEGY:

Under normal market conditions, the Portfolio invests primarily in equity securities (including securities convertible into, or that the Adviser expects to be exchanged for, common or preferred stock) of U.S. and foreign companies that the Adviser believes are available at market prices less than their value based on certain recognized or objective criteria (intrinsic value).

Following this value-oriented strategy, the Portfolio invests primarily in undervalued securities, which are securities trading at a discount to intrinsic value. The Portfolio also invests in, to a lesser extent, in:

  . Risk arbitrage securities, which are securities of companies involved in restructurings (such as mergers, acquisitions, consolidations, liquidations, spin-offs, or tender or exchange offers) or that the Adviser believes are cheap relative to an economically equivalent security of the same or another company; and

  . Distressed companies, which are securities of companies that are, or are about to be, involved in reorganizations, financial restructurings, or bankruptcy.

In pursuit of its value-oriented strategy, the Portfolio is not limited to pre-set maximums or minimums governing the size of the companies in which it may invest. However, as a general rule, the Portfolio intends to invest the equity portion of its portfolio predominantly (up to 100%) in mid- and large cap companies, with a small portion in small-cap companies. For these purposes, mid- and large-cap companies are considered by the Adviser to be those companies with market capitalization values greater than $1.5 billion.


While the Portfolio generally purchases securities for investment purposes, the Adviser may seek to influence or control management by communicating with management and may coordinate with other shareholders to influence management or to cause changes in policy, or invest in other companies that do so, when the Adviser believes the Portfolio may benefit. The Portfolio expects to invest a significant portion (up to 35%) of its assets in foreign securities, which may include sovereign debt and participations in foreign government debt.


The Portfolio may attempt, from time to time, to hedge (protect) against currency risks, largely using forward foreign currency exchange contracts, when, in the Adviser's opinion, it would be advantageous to the Portfolio to do so.

The Portfolio's investments in distressed companies typically involve the purchase of bank debt, lower-rated or defaulted debt securities, comparable unrated debt securities, or other indebtedness (or participations in the indebtedness) of such companies. Such other indebtedness generally represents a specific commercial loan or portion of a loan made to a company by a financial institution such as a bank. Loan participations represent fractional interests in a company's indebtedness and are generally made available by banks or other institutional investors. By purchasing all or a part of a company's direct indebtedness, the Portfolio, in effect, steps into the shoes of the lender. If the loan is secured, the Portfolio will have a priority claim to the assets of the company ahead of unsecured creditors and stockholders. The Portfolio will generally make such investments to achieve capital appreciation, rather than to seek income.

The Portfolio may also engage from time to time in an "arbitrage" strategy. When engaging in an arbitrage strategy, the Portfolio typically buys one security while at the same time selling short another security. The Portfolio generally buys the security that the Adviser believes is either cheap relative to the price of the other security or otherwise undervalued, and sell short the security that the Adviser believes is either expensive relative to the price of the other security or otherwise overvalued. In doing so, the Portfolio attempts to profit from a perceived relationship between the values of the two securities. The Portfolio generally engages in an arbitrage strategy in connection with an announced corporate restructuring, such as a merger, acquisition or tender offer, or other corporate action or event such as an exchange offer.

PORTFOLIO SELECTION

The Adviser employs a research driven, fundamental value strategy for the Portfolio. In choosing equity investments, the Adviser focuses on the market price of a company's securities relative to the Adviser's own evaluation of the company's asset value, including an analysis of book value, cash flow potential, long-term earnings, and multiples of earnings. Similarly, debt securities and other indebtedness, including loan participations, are generally selected based on the Adviser's own analysis of the security's intrinsic value rather than the coupon rate or rating of the security. The Adviser examines each investment separately and there are no set criteria as to specific value parameters, asset size, earnings or industry type.

PRIMARY RISKS:


The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail starting on page 105, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:


  .  Market risk

  .  Investment style risk

  .  Market capitalization risk

  .  Foreign investment risk

  .  Credit risk

  .  Interest rate risk

  .  High yield debt security risk

The Portfolio's investments in derivatives can significantly increase the Portfolio's exposure to market risk or credit risk of the counterparty. Derivatives can also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the relevant assets, rates and indices.

A merger or other restructuring, or a tender or exchange offer, proposed or pending at the time the Portfolio invests in risk arbitrage securities may not be completed on the terms or within the time frame contemplated, resulting in losses to the Portfolio. Debt obligations of distressed companies typically are unrated, lower-rated, in default or close to default. Also, securities of distressed companies are generally more likely to become worthless than the securities of more financially stable companies.

PAST PERFORMANCE:


As of the date of this Prospectus, the Portfolio had not commenced operations. No performance information is currently available. For information on Franklin Mutual Advisers, LLC's prior performance with a comparable fund, see page 132.


FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are estimated for the year ended December 31, 2008 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                          Class A Class B
---------------------------------------------------------
Management Fee                             0.80%   0.80%
---------------------------------------------------------
12b-1 Fees                                 None    0.25%
---------------------------------------------------------
Other Expenses                             0.29%   0.29%
---------------------------------------------------------
Total Annual Portfolio Operating Expenses
 Before Expense Waiver                     1.09%   1.34%
---------------------------------------------------------
Contractual Expense Waiver*                0.19%   0.19%
---------------------------------------------------------
Total Annual Portfolio Operating Expenses
 After Expense Waiver                      0.90%   1.15%
---------------------------------------------------------

        * The Manager and the Trust have entered into an Expense Limitation Agreement whereby the total Annual Portfolio Operating Expenses for the Class A and Class B shares of the Portfolio will not exceed 0.90% and 1.15%, respectively, for the period ended April 30, 2009 and in any year in which the Agreement is in effect. Under certain circumstances, any fees waived or expenses reimbursed by the Manager may, with the approval of the Trust's Board of Trustees, be repaid to the Manager.

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of


 PORTFOLIO MANAGEMENT:


.. Franklin Mutual Advisers, LLC see page 131 your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same and that all expense limitations remain in effect only for the period ended April 30, 2009. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES

        Class A  Class B
-------------------------
1 Year  $     92 $    118
-------------------------
3 Years $    329 $    408
-------------------------

              MET/FRANKLIN TEMPLETON FOUNDING STRATEGY PORTFOLIO

INVESTMENT OBJECTIVE:

Primarily seeks capital appreciation and secondarily seeks income.

PRINCIPAL INVESTMENT STRATEGY:

The Portfolio pursues its investment objectives by investing on a fixed percentage basis in a combination of the Trust's portfolios sub-advised by Franklin Templeton, which, in turn, invest primarily in U.S. and foreign equity securities and, to a lesser extent, fixed-income and money market securities. The Portfolio's assets will be allocated on an equal basis (33 1/3%) among the Met/Franklin Income Portfolio, Met/Franklin Mutual Shares Portfolio and Met/Templeton Growth Portfolio (the "Underlying Portfolios"), each of which is a separate portfolio of the Trust, and which is included in this Prospectus.

The Underlying Portfolios have been selected to represent a reasonable spectrum of investment options for the Portfolio. The Met Investors Advisory, LLC (the "Manager") has based the fixed percentage allocations for the Portfolio on the degree to which it believes the Underlying Portfolios, in combination, to be appropriate for the Portfolio's investment objective. As discussed in this Prospectus, each Underlying Portfolio is managed by the Manager and sub-advised by Franklin Advisers, Inc. (Met/Franklin Income Portfolio), Franklin Mutual Advisers, LLC (Met/Franklin Mutual Shares Portfolio) or Templeton Global Advisors Limited (Met/Templeton Growth Portfolio), respectively. The Portfolio will purchase Class A shares of the Underlying Portfolios, which are not subject to any sales charges or distribution or service (Rule 12b-1) fees.

The Portfolio may deviate from its percentage allocations as a result of appreciation or depreciation in the value of the shares of the Underlying Portfolios it holds. The Manager will periodically rebalance the Portfolio's holdings as deemed necessary to bring the asset allocation of the Portfolio back into alignment with its fixed percentage allocations.

The Portfolio is non-diversified, which means that it may concentrate its assets in a smaller number of issuers than a diversified portfolio. However, the Portfolio invests its assets in the Underlying Portfolios, each of which generally has diversified holdings.

The Portfolio also may deviate temporarily from its fixed percentage allocations for defensive purposes. The Portfolio may hold cash or cash equivalents (instead of being allocated to an Underlying Portfolio) as deemed appropriate by the Manager for temporary defensive purposes to respond to adverse market, economic or political conditions, or as a cash reserve. Should the Portfolio take this action, it may not achieve its investment objective. The Portfolio also may hold U.S. government securities and money market instruments directly for investment or other appropriate purposes.

Please note that the Underlying Portfolios may already be available directly as investment options in your Contract and that an investor in the Portfolio bears both the expenses of the Portfolio as well as the indirect expenses associated with the Underlying Portfolios. Therefore, an investor may be able to realize lower aggregate expenses by investing directly in the Underlying Portfolios instead of in the Portfolio itself. However, not all of the Underlying Portfolios may be available as an investment option in your Contract. In addition, an investor who chooses to invest directly in the Underlying Portfolios would not receive the asset allocation and rebalancing services provided by the Manager.

PRIMARY RISKS:

An investment in the Portfolio is not guaranteed. You can lose money by investing in the Portfolio. There are direct and indirect risks of investing in the Portfolio. Direct risks include:

  . PERFORMANCE RISK--Because the Portfolio generally invests all of its assets in the shares of the Underlying Portfolios, its investment performance is directly related to the performance of the Underlying Portfolios. The ability of the Portfolio to meet its investment objective depends upon the ability of an Underlying Portfolio to meet its own investment objective. It is possible that an Underlying Portfolio will fail to execute its investment strategies effectively. As a result, an Underlying Portfolio may not meet its investment objective, which would affect the Portfolio's investment performance. There can be no assurance that the investment objective of the Portfolio or any Underlying Portfolio will be achieved. Since the Portfolio invests in the shares of the Underlying Portfolios, its performance is directly related to the ability of the Underlying Portfolios to meet their respective investment objectives. Because the Portfolio invests in the Underlying Portfolios, the Portfolio's net asset value ("NAV") is effected by fluctuations in the Underlying Portfolios' NAV.

  . NON-DIVERSIFICATION RISK--The Portfolio is non-diversified which means the Portfolio can invest its assets in a small number of issuers. As a result, the Portfolio is more susceptible to any single economic, political or regulatory event affecting those issuers than is a diversified portfolio. This risk is limited because the Portfolio invests its assets in the Underlying Portfolios, each of which generally has diversified holdings.

  . AFFILIATED PORTFOLIO RISK--In managing the Portfolio, the Manager will have the authority to select and substitute the Underlying Portfolios. The Manager may be subject to potential conflicts of interest in allocating the Portfolio's assets among the Underlying Portfolios both because the fees payable to it by some of the Underlying Portfolios may be higher than the fees payable by other Underlying Portfolios and because the Manager is also responsible for managing the Underlying Portfolios. In this regard, the Manager may believe that certain Underlying Portfolios could benefit from additional assets or could be harmed by redemptions. As a fiduciary, the Manager is obligated to disregard these incentives. The directors and officers of the Trust may also have conflicting interests in fulfilling their fiduciary duties to both the Portfolio and the Underlying Portfolios of the Trust.

IN ADDITION, BECAUSE THE PORTFOLIO INVESTS IN THE UNDERLYING FUNDS, IT WILL INDIRECTLY BEAR FEES AND EXPENSES CHARGED BY THOSE PORTFOLIOS IN ADDITION TO THE PORTFOLIO'S DIRECT FEES AND EXPENSES.


The value of your investment in the Portfolio may be affected by one or more of the following indirect risks of the Underlying Portfolios, which are described in detail starting on page 105, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:


  .  Market risk

  .  Investment style risk

  .  Market capitalization risk

  .  Foreign investment risk

  .  Credit risk

  .  Interest rate risk

  .  High yield debt security risk

An Underlying Portfolio's investments in derivatives can significantly increase the Portfolio's exposure to market risk or credit risk of the counterparty. Derivatives can also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the relevant assets, rates and indices.

A merger or other restructuring, or a tender or exchange offer, proposed or pending at the time the Underlying Portfolio invests in risk arbitrage securities may not be completed on the terms or within the time frame contemplated, resulting in losses to the Underlying Portfolio. Debt obligations of distressed companies typically are unrated, lower-rated, in default or close to default. Also, securities of distressed companies are generally more likely to become worthless than the securities of more financially stable companies.

In addition, investments in emerging markets include all of the risks of investments in foreign securities and are subject to severe price declines. The economic and political structures of developing nations, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity. Such countries may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners and economies based on only a few industries. For these reasons, all of the risks of investing in foreign securities are heightened by investing in emerging markets countries. The markets of developing countries have been more volatile than the markets of developed countries with more mature economies. These markets often have provided significantly higher or lower rates of return than developed markets, and significantly greater risks, to investors.

PAST PERFORMANCE:

As of the date of this Prospectus, the Portfolio had not commenced operations. No performance information is currently available.

FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are estimated for the year ended December 31, 2008 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts but do reflect the fees and expenses of the Underlying Portfolios. If such expenses were reflected in the Example, the expense amounts indicated would be higher. See the Contract prospectus for a description of those fees, expenses and charges.


 PORTFOLIO MANAGEMENT:


..  Met Investors Advisory, LLC see page 123

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)




                                          Class A Class B
---------------------------------------------------------
Management Fee                             0.05%   0.05%
---------------------------------------------------------
12b-1 Fees                                 None    0.25%
---------------------------------------------------------
Other Expenses                             0.15%   0.15%
---------------------------------------------------------
Acquired Fund Fees and Expenses*           0.87%   0.87%
---------------------------------------------------------
Total Annual Portfolio Operating Expenses
 and Acquired Fund Fees and Expenses
 Before Expense Waiver                     1.07%   1.32%
---------------------------------------------------------
Contractual Expense Waiver**               0.15%   0.15%
---------------------------------------------------------
Total Annual Portfolio Operating Expenses
 and Acquired Fund Fees and Expenses
 After Expense Waiver                      0.92%   1.17%
---------------------------------------------------------



         * As an investor in the Underlying Portfolios, the Portfolio will also will bear its pro-rata portion of the operating expenses of the Underlying Portfolios. The expenses of the Underlying Portfolios are based upon the weighted average of the estimated total operating expenses of the Underlying Portfolios after expense waivers allocated to the Underlying Portfolios for the year ended
           December 31, 2008.
        ** The Manager and the Trust have entered into an Expense Limitation
           Agreement whereby the total direct Annual Portfolio Operating Expenses for the Class A and Class B shares of the Portfolio will not exceed 0.05% and 0.30%, respectively, for the period ended
           April 30, 2009 and in any year in which the Agreement is in effect. Under certain circumstances, any fees waived or expenses reimbursed by the Manager may, with the approval of the Trust's Board of Trustees, be repaid to the Manager.

Investors may be able to realize lower aggregate expenses by investing directly in the Underlying Portfolios instead of the Portfolio. An investor who chooses to invest directly in the Underlying Portfolios would not, however, receive the asset allocation services provided by the Manager.


EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same and that all expense limitations of the Portfolio and the Underlying Portfolios remain in effect only for the period ended April 30, 2009. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES


        Class A  Class B
-------------------------
1 Year  $     94 $    120
-------------------------
3 Years $    390 $    453
-------------------------

                     GOLDMAN SACHS MID CAP VALUE PORTFOLIO


INVESTMENT OBJECTIVE:

Long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGY:


The Portfolio invests, under normal circumstances, at least 80% of its net assets in a diversified portfolio of equity investments in mid-cap issuers with public stock market capitalizations (based upon shares available for trading on an unrestricted basis) within the range of the market capitalization of companies constituting the Russell Midcap Value Index ("Midcap Value Index") at the time of investment. If the market capitalization of a company held by the Portfolio moves outside this range, the Portfolio may, but is not required to, sell the securities. The capitalization range of the Midcap Value Index as of February 29, 2008 was between $462 million and $49.6 billion. These values will vary on a daily basis. Through intensive fundamental research, the Portfolio's Adviser seeks to identify quality businesses selling at compelling valuations.


Although the Portfolio will invest primarily in publicly traded U.S. securities, it may invest up to 25% of its net assets in foreign securities, including securities of issuers in emerging countries and securities quoted in foreign currencies. The Portfolio may also invest in the aggregate up to 20% of its net assets in companies with public stock market capitalizations outside the range of companies constituting the Midcap Value Index at the time of investment and in fixed-income securities, such as government, corporate and bank debt obligations. These debt securities can be either investment grade or below investment grade, provided that, at the time of purchase they are rated at least B by Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Ratings Services ("S&P") or, if unrated by either of these, deemed by the Portfolio's Adviser to be of comparable quality.

PRIMARY RISKS:


The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail starting on page 105, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:


  .  Market risk

  .  Interest rate risk

  .  Credit risk

  .  High yield debt security risk

  .  Foreign investment risk

  .  Market capitalization risk

  .  Investment style risk

 PORTFOLIO MANAGEMENT:


..  Goldman Sachs Asset Management, L.P. see page 132

..  For financial highlights see page 159



PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

The bar chart below shows you the performance of the Portfolio's Class B shares for each full calendar year since its inception and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart.


               Year-by-Year Total Return as of 12/31 of Each Year

                                    [CHART]


                                      05        06      07
                                    ------    -----   ------
                                    12.54%    15.69%   3.10%

                     High Quarter:  4th - 2006     +8.43%
                     Low Quarter:   4th - 2007     -3.08%

The table below compares the Portfolio's Class A and Class B shares' average annual compounded total returns for the 1-year period and from inception through 12/31/07 with the Russell Midcap Value Index which measures the performance of mid-cap companies with lower price-to-book ratios and lower forecasted growth values. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.



     Average Annual Total Return as of 12/31/07
-----------------------------------------------------
                                    Since   Inception
                           1 Year Inception   Date
-------------------------- ------ --------- ---------
Class A                     3.37%   14.35%   5/1/04
Class B                     3.10%   14.08%   5/1/04
Russell Midcap Value Index -1.42%   14.38%*
* Index performance is from 4/30/04.

FEES AND EXPENSES:


The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2007 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE


Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets).


                                          Class A Class B
---------------------------------------------------------
Management Fee                             0.72%   0.72%
---------------------------------------------------------
12b-1 Fees                                 None    0.25%
---------------------------------------------------------
Other Expenses                             0.05%   0.05%
---------------------------------------------------------
Total Annual Portfolio Operating Expenses  0.77%   1.02%
---------------------------------------------------------




EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.


The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.


EXAMPLE OF PORTFOLIO EXPENSES


         Class A  Class B
--------------------------
1 Year   $     79 $    105
--------------------------
3 Years  $    247 $    326
--------------------------
5 Years  $    429 $    566
--------------------------
10 Years $    957 $  1,253
--------------------------

                    HARRIS OAKMARK INTERNATIONAL PORTFOLIO

INVESTMENT OBJECTIVE:

Long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGY:


Under normal market conditions, the Portfolio invests primarily in common stocks of non-U.S. companies. The Portfolio may invest in mature markets (examples are Japan, Canada, and the United Kingdom) and in less developed markets (examples are Mexico, Brazil, and Korea). Ordinarily, the Portfolio will invest in the securities of at least five countries outside the U.S. There are no geographic limits on the Portfolio's foreign investments, but the Portfolio does not expect to invest more than 35% of its assets in securities of companies based in emerging markets. The Portfolio may invest in the equity securities of companies of any market capitalization.

The Portfolio's Adviser uses a value investment style in selecting equity securities for the Portfolio. The Adviser believes that over time, a company's stock price converges with its true business value. By "true business value" the Adviser means its estimate of the price that is determined by the cash it generates. The Adviser believes that investing in equity securities priced significantly below what is believed to be the true business value presents the best opportunity to achieve the Portfolio's investment objective. The Adviser uses this value philosophy to identify companies that it believes have discounted stock prices compared to the companies' true business values.


PRIMARY RISKS:


The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail starting on page 105, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:


  .  Market risk

  .  Foreign investment risk

  .  Market capitalization risk

  .  Investment style risk

In addition, investments in emerging markets include all of the risks of investments in foreign securities and are subject to severe price declines. The economic and political structures of developing nations, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity. Such countries may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners and economies based on only a few industries. For these reasons, all of the risks of investing in foreign securities are heightened by investing in emerging market countries. The markets of developing countries have been more volatile than the markets of developed countries with more mature economies. These markets often have provided significantly higher or lower rates of return than developed markets, and significantly greater risks, to investors.

PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.


The bar chart below shows you the performance of the Portfolio's Class B shares, the Portfolio's oldest class, for each full calendar year since its inception and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart. Effective January 1, 2003, Harris Associates L.P. became the Portfolio's Adviser. Investment performance information prior to that date is attributable to the Portfolio's former investment adviser.

Year-by-Year Total Return as of 12/31 of Each Year

                                     [CHART]

  02       03      04      05       06      07
------   ------  ------  ------   ------  ------
-18.09%  34.96%  20.52%  14.24%   28.85%  -1.12%



High Quarter:   2nd - 2003      +24.90%
Low Quarter:    3rd - 2002      -16.81%

The table below compares the Portfolio's Class A, Class B and Class E shares' average annual compounded total returns for the 1- and 5-year periods and from inception through 12/31/07 with the Morgan Stanley Capital International Europe, Australia and Far East ("MSCI EAFE" Index), a widely recognized unmanaged index which is an aggregate of 15 individual country indices that collectively represent many of the major markets of the world. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.



   Average Annual Total Return as of 12/31/07
-------------------------------------------------
                                Since   Inception
                1 Year 5 Year Inception   Date
--------------- ------ ------ --------- ---------
Class A         -0.86% 19.12%   12.02%    1/2/02
Class B         -1.12% 18.81%   12.88%   10/9/01
Class E         -1.00% 18.94%   12.57%    4/1/02
MSCI EAFE Index 11.63% 22.08%   15.39%*
* Index performance is from 10/1/01.




 PORTFOLIO MANAGEMENT:


..  Harris Associates L.P. see page 133

..  For financial highlights see page 161

FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2007 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)



                                          Class A Class B Class E
-----------------------------------------------------------------
Management Fee                             0.77%   0.77%   0.77%
-----------------------------------------------------------------
12b-1 Fees                                 None    0.25%   0.15%
-----------------------------------------------------------------
Other Expenses                             0.09%   0.08%   0.08%
-----------------------------------------------------------------
Total Annual Portfolio Operating Expenses  0.86%   1.10%   1.00%
-----------------------------------------------------------------



EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES



         Class A  Class B  Class E
-----------------------------------
1 Year   $     88 $    113 $    103
-----------------------------------
3 Years  $    275 $    352 $    320
-----------------------------------
5 Years  $    479 $    609 $    555
-----------------------------------
10 Years $  1,064 $  1,346 $  1,229
-----------------------------------

                           LAZARD MID CAP PORTFOLIO


INVESTMENT OBJECTIVE:

Long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGY:


The Portfolio seeks to meet its objective by investing, normally, at least 80% of its net assets in equity securities, including convertible securities, of mid-cap companies. In complying with this 80% investment requirement, the Portfolio's investments may include synthetic instruments. Synthetic instruments are investments that have economic characteristics similar to the Portfolio's direct investments, and may include warrants, futures, options, exchange-traded funds and American Depositary Receipts. The Portfolio considers a company to be a mid-cap company if it has a market capitalization, at the time of purchase, within the range of the largest and smallest capitalized companies included in the Russell Midcap Index during the most recent 11-month period (based on month-end data) plus the most recent data during the current month.

The Portfolio may invest up to 20% of its net assets in equity securities of companies in other market capitalization ranges and in investment grade debt securities. The Portfolio may also invest up to 25% of its total assets in foreign securities. For risk management purposes, the Portfolio may hold a portion of its assets in cash or cash equivalents, including money market instruments.

In selecting investments, the portfolio managers seek to identify those companies that are, in their view, undervalued relative to current or projected earnings, or the current market value of assets owned by the company. The primary emphasis of the portfolio managers' search for undervalued equity securities is in four categories: (1) out-of-favor cyclical growth companies;
(2) established growth companies that are undervalued compared to historical relative valuation parameters; (3) companies where there is early but tangible evidence of improving prospects which are not yet reflected in the value of the companies' equity securities; and (4) companies whose equity securities are selling at prices that do not yet reflect the current market value of their assets.


PRIMARY RISKS:


The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail starting on page 105, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:


  .  Market risk

  .  Foreign investment risk

  .  Market capitalization risk

  .  Investment style risk

The Portfolio's investments in derivatives can significantly increase the Portfolio's exposure to market risk or credit risk of the counterparty. Derivatives can also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the relevant assets, rates and indices.

 PORTFOLIO MANAGEMENT:


..  Lazard Asset Management LLC see page 134

..  For financial highlights see page 164



PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.




The bar chart below shows you the performance of the Portfolio's Class B shares, the Portfolio's oldest Class, for each full calendar year since its inception and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart. Effective December 19, 2005, Lazard Asset Management LLC became the Portfolio's Adviser. Investment performance information prior to that date is attributable to the Portfolio's former investment adviser.

               Year-by-Year Total Return as of 12/31 of Each Year

                                    [CHART]

                    02       03      04      05      06      07
                  -------  ------  ------  ------  ------  ------
                  -10.82%  26.03%  14.32%   8.06%  14.67%  -2.71%

                      High Quarter: 2nd - 2003 +15.66%
                      Low Quarter:  3rd - 2002 -14.33%



The table below compares the Portfolio's Class A, Class B and Class E shares' average annual compounded total returns for the 1- and 5-year periods and from inception through 12/31/07 with the Russell Midcap Index. The Russell Midcap Index measures the performance of the 800 companies in the Russell 1000 Index with the lowest market capitalization. These companies are considered representative of medium-sized companies. The median market capitalization was approximately $3.99 billion as of January 31, 2008. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.



      Average Annual Total Return as of 12/31/07
---------------------------------------------------------------
                                               Since   Inception
                          1 Year     5 Years Inception   Date
  --------------------    ---------- ------- --------- ---------
Class A                   -2.47%      11.96%    7.91%    1/2/02
Class B                   -2.71%      11.72%    9.01%   10/9/01
Class E                   -2.64%      11.82%    7.09%    4/1/02
Russell Midcap Index       5.60%      18.21%   14.00%*
* Index performance is from 10/1/01.

For information on Lazard Asset Management LLC's prior performance with a comparable fund, see page 135.

FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2007 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)



                                           Class A Class B Class E
------------------------------------------ ------- ------- -------
Management Fee                              0.69%   0.69%   0.69%
------------------------------------------------------------------
12b-1 Fees                                  None    0.25%   0.15%
------------------------------------------------------------------
Other Expenses                              0.07%   0.06%   0.06%
------------------------------------------------------------------
Total Annual Portfolio Operating Expenses*  0.76%   1.00%   0.90%
------------------------------------------------------------------



        * The Manager and the Trust have entered into an Expense Limitation Agreement whereby the total Annual Portfolio Operating Expenses for the Class A, Class B and Class E shares of the Portfolio will not exceed 0.80%, 1.05% and 0.95%, respectively, for the period ended April 30, 2009 and in any year in which the Agreement is in effect. Under certain circumstances, any fees waived or expenses reimbursed by the Manager may, with the approval of the Trust's Board of Trustees, be repaid to the Manager.

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same and that all expense limitations remain in effect only for the period ended April 30, 2009. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES



         Class A  Class B  Class E
-----------------------------------
1 Year   $     78 $    103 $     92
-----------------------------------
3 Years  $    244 $    320 $    288
-----------------------------------
5 Years  $    424 $    555 $    500
-----------------------------------
10 Years $    945 $  1,229 $  1,112
-----------------------------------

                LEGG MASON PARTNERS AGGRESSIVE GROWTH PORTFOLIO

INVESTMENT OBJECTIVE:

Capital appreciation.

PRINCIPAL INVESTMENT STRATEGY:


The Portfolio invests primarily in common stocks that the Adviser believes are experiencing, or will experience, growth in earnings that exceeds the average rate of earnings growth of companies which comprise the S&P 500 Index. The Portfolio may invest in the securities of large, well-known companies that offer prospects of long-term earnings growth. However, because higher earnings growth rates are often achieved by small- to medium-sized companies, a significant portion of the Portfolio's assets may be invested in the securities of such companies.

The Adviser emphasizes individual security selection while diversifying the Portfolio's investments across industries, which may help to reduce risk. The Adviser focuses primarily, but not exclusively, on emerging growth companies that have passed their "start up" phase and show positive earnings and the prospect of achieving significant profit gains beginning in the two to three years after the Portfolio acquires their stocks. When evaluating an individual stock, the Adviser considers whether the company may benefit from:

  .  New technologies, products or services

  .  New cost reducing measures

  .  Changes in management

  .  Favorable changes in government regulations

The Portfolio is classified as a "non-diversified" company under the Investment Company Act of 1940, as amended, which means that it may invest in a smaller number of companies than many other funds. Although the Portfolio is classified as non-diversified, the Portfolio is managed as a diversified Portfolio by the Adviser.


PRIMARY RISKS:


The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail starting on page 105, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:


  .  Market risk

  .  Market capitalization risk

  .  Investment style risk

Because the Portfolio may invest its assets in a small number of issuers, the Portfolio is more susceptible to any single economic, political or regulatory event affecting those issuers than is a diversified portfolio.

PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.




The bar chart below shows you the performance of the Portfolio's Class B shares, the Portfolio's oldest Class, for each full calendar year since its inception and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart. Effective October 1, 2006, ClearBridge Advisors, LLC became the Portfolio's Adviser. Investment performance prior to that date is attributable to the Portfolio's former investment adviser.

               Year-By-Year Total Return as of 12/31 of Each Year

                                     [CHART]

        02          03          04          05           06          07
       ----        ----        ----        ----         ----        ----
     -27.83%      30.90%       8.44%       13.58%      -1.74%       2.27%

       High Quarter:                 2nd - 2003                 +12.90%
       Low Quarter:                  3rd - 2002                 -16.13%


The table below compares the Portfolio's Class A, Class B and Class E shares' average annual compounded total returns for the 1- and 5-year periods and from inception through 12/31/07, as applicable, with the Russell 3000 Growth Index, an unmanaged index that measures the performance of those Russell 3000 companies with higher price to book ratios and higher forecasted growth values. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.



         Average Annual Total Return as of 12/31/07
------------------------------------------------------------
                                           Since   Inception
                          1 Year 5 Years Inception   Date
------------------------- ------ ------- --------- ---------
Class A                    2.60%  10.36%    2.83%    1/2/02
Class B                    2.27%  10.13%   -2.08%   2/12/01
Class E                    2.32%     --     9.56%   4/17/03
Russell 3000 Growth Index 11.40%  12.42%   -0.43%*
* Index performance is from 1/31/01.



For information on ClearBridge Advisors, LLC's prior performance with a comparable fund see page 133.



 PORTFOLIO MANAGEMENT:


..  ClearBridge Advisors, LLC see page 133

..  For financial highlights see page 167

FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2007 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE

Annual Portfolio Operating Expenses, (expenses that are deducted from Portfolio assets)



                                          Class A Class B Class E
-----------------------------------------------------------------
Management Fee                             0.62%   0.62%   0.62%
-----------------------------------------------------------------
12b-1 Fees                                 None    0.25%   0.15%
-----------------------------------------------------------------
Other Expenses                             0.05%   0.05%   0.05%
-----------------------------------------------------------------
Total Annual Portfolio Operating Expenses  0.67%   0.92%   0.82%
-----------------------------------------------------------------



EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES



         Class A  Class B  Class E
-----------------------------------
1 Year   $     69 $     94 $     84
-----------------------------------
3 Years  $    215 $    295 $    263
-----------------------------------
5 Years  $    374 $    511 $    457
-----------------------------------
10 Years $    837 $  1,135 $  1,017
-----------------------------------

                       LEGG MASON VALUE EQUITY PORTFOLIO

INVESTMENT OBJECTIVE:

Long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGY:


The Portfolio normally invests at least 80% of its net assets in equity securities that the Adviser believes offer the potential for capital growth. The Portfolio primarily invests in common stocks and may also invest in other types of equity securities. The Portfolio may invest in U.S. issuers and up to 25% of its total assets in foreign issuers. The Portfolio generally invests in companies with market capitalizations greater than $5 billion, but may invest in companies of any size.

The Adviser follows a value discipline in selecting securities, and therefore seeks to purchase securities at large discounts to the Adviser's assessment of their intrinsic value. Intrinsic value, according to the Adviser, is the value of the company measured, to different extents depending on the type of company, on factors such as, but not limited to, the discounted value of its projected future free cash flows, the company's ability to earn returns on capital in excess of its cost of capital, private market values of similar companies and the costs to replicate the business. The Adviser may also consider qualitative factors, such as an assessment of the company's products, competitive positioning, strategy, industry economics and dynamics and regulatory frameworks. Securities may be undervalued due to, among other things, uncertainty arising from the limited availability of accurate information, economic growth and change, changes in competitive conditions, technological change, investor overreaction to negative news or events, and changes in government policy or geopolitical dynamics.

The Adviser takes a long-term approach to investing, generally characterized by long holding periods and low portfolio turnover.

The Portfolio may invest up to 20% of its total assets in long-term debt securities of companies with similar characteristics to those listed above.

The Portfolio is classified as a "non-diversified" company under the Investment Company Act of 1940, as amended, which means that it may invest in a smaller number of companies than many other funds. Under normal circumstances, the Adviser expects to invest in 30 to 60 companies.


PRIMARY RISKS:


The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail starting on page 105, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:


  .  Market risk

  .  Investment style risk

  .  Interest rate risk

 PORTFOLIO'S MANAGEMENT:


..  Legg Mason Capital Management, Inc. see page 135

..  For financial highlights see page 170


  .  Credit risk

  .  Market capitalization risk

  .  Foreign investment risk

In addition, investments in emerging markets include all of the risks of investments in foreign securities and are subject to severe price declines. The economic and political structures of developing nations, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity. Such countries may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners and economies based on only a few industries. For these reasons, all of the risks of investing in foreign securities are heightened by investing in emerging markets countries. The markets of developing countries have been more volatile than the markets of developed countries with more mature economies. These markets often have provided significantly higher or lower rates of return than developed markets, and significantly greater risks, to investors.

Furthermore, because the Portfolio may invest its assets in a small number of issuers, the Portfolio is more susceptible to any single economic, political or regulatory event affecting those issuers than is a diversified portfolio.

PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.




The bar chart below shows you the performance of the Portfolio's Class B shares for each full calendar year since its inception and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart.

                Year-by-Year Total Return as of 12/31 of Each Year

                                    [CHART]

                                06          07
                              ------      ------
                               6.58%      -5.91%

                        High Quarter: 4th - 2006    +9.88%
                        Low Quarter:  4th - 2007    -8.81%

The table below compares the Portfolio's Class A, Class B and Class E shares' average annual compounded total returns for the 1-year period and from inception through 12/31/07 with the S&P 500 Index, a widely recognized unmanaged index that measures the stock performance of 500 large- and medium-sized companies and is often used to indicate the performance of the overall stock market. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.



Average Annual Total Return as of 12/31/07
----------------------------------------
                         Since   Inception
                1 Year Inception   Date
-------------   ------ --------- ---------
Class A         -5.72%    3.29%   11/1/05
Class B         -5.91%    3.09%   11/1/05
Class E         -5.81%    0.88%    5/1/06
S&P 500 Index    5.49%   11.59%*
* Index performance is from 10/31/05.



For information on Legg Mason Capital Management, Inc.'s prior performance with a comparable fund, see page 136.

FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2007 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)



                                          Class A Class B Class E
-----------------------------------------------------------------
Management Fee                              0.63%   0.63%   0.63%
-----------------------------------------------------------------
12b-1 Fees                                  None    0.25%   0.15%
-----------------------------------------------------------------
Other Expenses                              0.04%   0.04%   0.04%
-----------------------------------------------------------------
Total Annual Portfolio Operating Expenses   0.67%   0.92%   0.82%
-----------------------------------------------------------------



EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES



         Class A  Class B  Class E
-----------------------------------
1 Year   $     69 $     94 $     84
-----------------------------------
3 Years  $    215 $    295 $    263
-----------------------------------
5 Years  $    374 $    511 $    457
-----------------------------------
10 Years $    837 $  1,135 $  1,017
-----------------------------------

                    LOOMIS SAYLES GLOBAL MARKETS PORTFOLIO

INVESTMENT OBJECTIVE:

High total investment return through a combination of capital appreciation and income.

PRINCIPAL INVESTMENT STRATEGY:


The Portfolio invests primarily in equity and fixed income securities of U.S. and foreign issuers, including securities of issuers located in countries with emerging securities markets. The Adviser's Global Asset Allocation Group allocates the Portfolio's assets among the following four sectors.

  .  Domestic equities

  .  International equities

  .  Domestic fixed income securities

  .  International fixed income securities

In deciding how to allocate the Portfolio's assets among the four sectors, the Adviser attempts to determine the relative attractiveness of each of the four sectors based on fundamental factors such as economic cycles, relative interest rates, stock market valuations, and currency considerations.

In deciding which domestic and international equity securities to buy and sell, the Adviser generally looks for companies that it believes have the potential for superior earnings growth relative to current value.

In deciding which domestic and international fixed income securities to buy and sell, the Adviser generally looks for securities that it believes are undervalued and have the potential for credit upgrades. The Adviser may hedge currency risk for the Portfolio if it believes the outlook for a particular foreign currency is unfavorable.

The Portfolio may engage in foreign currency hedging transactions and options and futures transactions. The Portfolio also may invest in collateralized mortgage obligations, convertible securities, U.S. and foreign government securities, mortgage-backed securities, mortgage dollar rolls, depositary receipts, forward commitments, when-issued, delayed-delivery securities, and real estate investment trusts.


PRIMARY RISKS:


The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail starting on page 105, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:


  .  Market risk

  .  Market capitalization risk

  .  Investment style risk

  .  Foreign investment risk

  .  Real estate investment risk

  .  Interest rate risk

  .  Credit risk

In addition, investments in emerging markets include all of the risks of investments in foreign securities and are subject to severe price declines. The economic and political structures of developing nations, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity. Such countries may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners and economies based on only a few industries. For these reasons, all of the risks of investing in foreign securities are heightened by investing in emerging markets countries. The markets of developing countries have been more volatile than the markets of developed countries with more mature economies. These markets often have provided significantly higher or lower rates of return than developed markets, and significantly greater risks, to investors.

Mortgage-related securities may be issued or guaranteed by the U.S. Government, its agencies or instrumentalities or may be issued by private issuers and as such are not guaranteed by the U.S. Government, its agencies or instrumentalities. Like other debt securities, changes in interest rates generally affect the value of a mortgage-backed security. Additionally, some mortgage-backed securities may be structured so that they may be particularly sensitive to interest rates.

Investments in mortgage-related securities are also subject to special risks of prepayment. Prepayment risk occurs when the issuer of a security can prepay the principal prior to the security's maturity. Securities subject to prepayment risk, including the collateralized mortgage obligations and other mortgage-related securities that the Portfolio can buy, generally offer less potential for gains when prevailing interest rates decline, and have greater potential for loss when interest rates rise depending upon the coupon of the underlying securities. The impact of prepayments on the price of a security may be difficult to predict and may increase the volatility of the price. In addition, early repayment of mortgages underlying these securities may expose the Portfolio to a lower rate of return when it reinvests the principal. Further, the Portfolio may buy mortgage-related securities at a premium. Accelerated prepayments on those securities could cause the Portfolio to lose a portion of its principal investment represented by the premium the Portfolio paid.

If interest rates rise rapidly, prepayments may occur at slower rates than expected, which could have the effect of lengthening the expected maturity of a short- or medium-term security. That could cause its value to fluctuate more widely in response to changes in interest rates. In turn, this could cause the value of the Portfolio's shares to fluctuate more.

The Portfolio's investments in derivatives can significantly increase the Portfolio's exposure to market risk or credit risk of the counterparty. Derivatives can also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the relevant assets, rates and indices.

PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

The bar chart below shows you the performance of the Portfolio's Class B shares for each full calendar year since its inception. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart.


                  Year-by-Year Total Return as of 12/31

                                [CHART]

                                  2007
                                 ------
                                 27.85%

     High Quarter:    3rd - 2007     +8.98%
     Low Quarter:     1st - 2007     +2.81%



The table below compares the Portfolio's Class A and Class B shares' average annual compounded total returns for the 1-year period and since inception through 12/31/07 with the MSCI World Index and the Citigroup World Government Bond Index ("Citigroup WGBI"). MSCI World Index is an unmanaged full-float adjusted market capitalization index that is designed to measure global developed market equity performance. The Citigroup WGBI is a market capitalization weighted index consisting of the government bond markets of the following countries: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Italy, Japan, Netherlands, Spain, Sweden, Switzerland, United Kingdom, and United States. Country eligibility is determined based upon market capitalization and investability criteria. The index includes all fixed-rate bonds with a remaining maturity of one year or longer and with amounts outstanding of at least the equivalent of U.S. $25 million. Government securities typically exclude floating or variable rate bonds, U.S./Canadian savings bonds and private placements. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.



Average Annual Total Return as of 12/31/07
-------------------------------------------
                          Since   Inception
                 1 Year Inception   Date
---------------- ------ --------- ---------
Class A          28.09%   19.22%   5/1/06
Class B          27.85%   18.84%   5/1/06
MSCI World Index  9.57%   11.65%*
Citigroup WGBI   10.95%    8.70%*
* Index performance is from 4/30/06.




 PORTFOLIO MANAGEMENT:


..  Loomis, Sayles & Company, L.P. see page 136

..  For financial highlights see page 173

For information on Loomis, Sayles & Company, L.P.'s prior performance with a comparable fund, see page 137.

FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2007 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)



                                          Class A Class B
---------------------------------------------------------
Management Fee                             0.68%   0.68%
---------------------------------------------------------
12b-1 Fees                                 None    0.25%
---------------------------------------------------------
Other Expenses                             0.06%   0.09%
---------------------------------------------------------
Total Annual Portfolio Operating Expenses  0.74%   1.02%
---------------------------------------------------------



EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES



         Class A  Class B
--------------------------
1 Year   $     76 $    105
--------------------------
3 Years  $    237 $    326
--------------------------
5 Years  $    413 $    566
--------------------------
10 Years $    921 $  1,253
--------------------------

                     LORD ABBETT BOND DEBENTURE PORTFOLIO

INVESTMENT OBJECTIVE:

High current income and the opportunity for capital appreciation to produce a high total return.

PRINCIPAL INVESTMENT STRATEGY:


To pursue its goal, the Portfolio, under normal circumstances, will invest at least 80% of its net assets, in bonds, debentures and other fixed income securities. The Portfolio allocates its assets principally among fixed income securities in four market sectors: U.S. investment grade securities, U.S. high yield securities, foreign securities (including emerging market securities) and convertible securities. These securities may include: all types of bonds, debentures, mortgage-related and other asset-backed securities, high-yield and investment grade debt securities, U.S. Government securities, equity-related securities such as convertibles and debt securities with warrants and emerging market debt securities. Under normal circumstances, the Portfolio invests in each of the four sectors described above. However, the Portfolio may invest substantially all of its assets in any one sector at any time, subject to the limitation that at least 20% of the Portfolio's net assets must be invested in any combination of investment grade debt securities, U.S. Government securities and cash equivalents. The Portfolio may invest up to 15% of its assets in credit default swaps. The Portfolio may invest up to 20% of its net assets in equity securities, including common stocks, preferred stocks, convertible preferred stocks, warrants and similar instruments. The Portfolio may invest up to 20% of its net assets in foreign securities.

The Adviser will actively manage the Portfolio and seek unusual values, particularly in lower-rated debt securities, some of which are convertible into common stocks or have warrants attached to purchase common stocks. In selecting lower-rated bonds for investment, the Adviser does not rely upon ratings, which evaluate only the safety of principal and interest, not market value risk, and which, furthermore, may not accurately reflect an issuer's current financial condition. The Portfolio does not have any minimum rating criteria for its investments in bonds and some issuers may default as to principal and/or interest payments subsequent to the purchase of their securities. Through portfolio diversification, good credit analysis and attention to current developments and trends in interest rates and economic conditions, the Adviser believes that investment risk may be reduced, although there is no assurance that losses will not occur.

The Portfolio normally invests in long-term debt securities when the Adviser believes that interest rates in the long run will decline and prices of such securities generally will be high. When the Adviser believes that long-term interest rates will rise, it may shift the Portfolio into short-term debt. Under normal circumstances, the average duration of the Portfolio's debt securities will be between 3 and 7 years with an average maturity of 5 to 12 years.

Capital appreciation may be obtained by investing in:

  .  debt securities when the trend of interest rates is expected to be down

  . convertible debt securities or debt securities with warrants attached entitling the holder to purchase common stock

  . debt securities of issuers in financial difficulties when, in the view of the Adviser, the problems giving rise to such difficulties can be successfully resolved, with a consequent improvement in the credit standing of the issuers (such investments involve corresponding risks that interest and principal payments may not be made if such difficulties are not resolved)

  .  equity securities

The Portfolio may invest up to 20% of its net assets, at market value, in debt and equity securities primarily traded in foreign countries.

The Portfolio may hold or sell any property or securities which it may obtain through the exercise of conversion rights or warrants or as a result of any reorganization, recapitalization or liquidation proceedings for any issuer of securities owned by it. In no event will the Portfolio voluntarily purchase any securities other than debt securities, if, at the time of such purchase or acquisition, the value of the property and securities, other than debt securities, in the Portfolio is greater than 20% of the value of its net assets.


PRIMARY RISKS:


The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail starting on page 105, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:


  .  Market risk

  .  Interest rate risk

  .  Credit risk

  .  High yield debt security risk

  .  Foreign investment risk

  .  Market capitalization risk

  .  Investment style risk

The use of credit default transactions is a highly specialized activity that involves investment techniques and risks that are different from those associated with ordinary portfolio securities transactions. If the Adviser is incorrect in its forecasts of the interest rates, currency exchange rates or market values or its assessments of the credit risks, relevant to these transactions that it enters, the investment performance of the Portfolio may be less favorable than it would have been if the Portfolio had not entered into them.

Because these arrangements are bi-lateral agreements between the Portfolio and its counterparty, each party is exposed to the risk of default by the other. In addition, they may involve a small investment of cash compared to the risk assumed with the result that small changes may produce disproportionate and substantial gains or losses to the Portfolio. However, the Portfolio's obligations under swap agreements generally are collateralized by cash or government securities based on the amount by which the value of the payments that the Portfolio is required to pay exceed the value of the payments that its counterparty is required to make. The Portfolio segregates liquid assets equal to any difference between that excess and the amount of collateral that they are required to provide. Conversely, the Portfolio requires their counterparties to provide collateral on a comparable basis except in those instances in which the Adviser is satisfied with the claims paying ability of the counterparty without such collateral.

PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.


The performance shown below for the period February 12, 2001 through December 31, 2007 is the performance of the Portfolio's Class A shares, the Portfolio's oldest Class. The historical performance shown for the Portfolio's Class A shares prior to February 12, 2001 is the performance of the Portfolio's predecessor fund (Bond Debenture Portfolio, a series of Cova Series Trust, which commenced operations on May 1, 1996) managed by the Adviser using the same investment objective and strategy as the Portfolio. The assets of the predecessor fund were transferred to the Portfolio on February 12, 2001.

The bar chart below shows you the performance of the Portfolio's Class A shares for the last ten calendar years and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart.

               Year-by-Year Total Return as of 12/31 of Each Year

                                    [CHART]


  98      99      00      01      02      03      04     05     06      07
------  ------  ------  ------  ------  ------  ------  -----  -----  ------
6.26%   3.40%   0.87%   3.76%   -0.39%  19.52%   8.43%  1.81%  9.35%   6.85%

High Quarter:   2nd - 2003    +7.25%
Low Quarter:    3rd - 1998    -4.31%


The table below compares the Portfolio's Class A, Class B and Class E shares' average annual compounded total returns for the 1-, 5- and 10-year periods through 12/31/07, as applicable, with the Credit Suisse First Boston High Yield Index, the Lehman Brothers Aggregate Bond Index, the Merrill Lynch High Yield Master II Constrained Index and a Hybrid Index. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.





 PORTFOLIO MANAGEMENT:


..  Lord, Abbett & Co. LLC see page 137

..  For financial highlights see page 175

The Credit Suisse First Boston High Yield Index is a market-weighted index that includes publicly traded bonds rated below BBB by S&P and Baa by Moody's. The Lehman Brothers Aggregate Bond Index is a widely recognized unmanaged index which is a broad measure of the taxable bonds in the U.S. market, with maturities of at least one year. The Merrill Lynch High Yield Master II Constrained Index is a market value-weighted index of all domestic and Yankee high-yield bonds, including deferred interest bonds and payment-in-kind securities. Issues included in the Index have maturities of one year or more and have a credit rating lower than BBB-/Baa3, but are not in default. The Hybrid Index consists of 60% Merrill Lynch High Yield Master II Constrained Index, 20% Lehman Brothers Aggregate Bond Index and 20% Merrill Lynch All Convertible Index. (The Merrill Lynch All Convertible Index is an unmanaged market-capitalization weighted index of domestic corporate convertible securities.)

Effective April 30, 2007, the Lehman Brothers Aggregate Bond Index replaced the Credit Suisse First Boston High Yield Index as the primary benchmark of the Portfolio and the Merrill Lynch High Yield Master II Constrained Index and the Hybrid Index became secondary benchmarks of the Portfolio.



             Average Annual Total Return as of 12/31/07
-------------------------------------------------------------------
                                               1 Year 5 Year 10 Year
---------------------------------------------- ------ ------ -------
Class A                                         6.85%  9.04%  5.85%
Class B                                         6.55%  8.75%    --
Class E                                         6.73%  8.87%    --
Credit Suisse First Boston High Yield Index     2.66% 10.97%  6.10%
Lehman Brothers Aggregate Bond Index            6.96%  4.42%  5.97%
Merrill Lynch High Yield Master II Constrained
 Index                                          2.19% 10.76%  5.51%
Hybrid Index                                    3.40%  9.39%  6.00%



FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2007, and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)



                                          Class A Class B Class E
-----------------------------------------------------------------
Management Fee                             0.49%   0.49%   0.49%
-----------------------------------------------------------------
12b-1 Fees                                 None    0.25%   0.15%
-----------------------------------------------------------------
Other Expenses                             0.05%   0.04%   0.04%
-----------------------------------------------------------------
Total Annual Portfolio Operating Expenses  0.54%   0.78%   0.68%
-----------------------------------------------------------------

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES



         Class A Class B Class E
--------------------------------
1 Year    $ 55    $ 80    $ 70
--------------------------------
3 Years   $174    $250    $218
--------------------------------
5 Years   $302    $435    $380
--------------------------------
10 Years  $678    $969    $849
--------------------------------

                    LORD ABBETT GROWTH AND INCOME PORTFOLIO

INVESTMENT OBJECTIVE:

Long-term growth of capital and income without excessive fluctuation in market value.

PRINCIPAL INVESTMENT STRATEGY:


To pursue this objective, the Portfolio primarily purchases equity securities of large, seasoned, U.S. and multinational companies that the Adviser believes are undervalued. Under normal circumstances, the Portfolio will invest at least 80% of its net assets in equity securities of large companies. A large company is defined as a company having a market capitalization at the time of purchase that falls within the market capitalization range of companies in the Russell 1000 Index, a widely-used benchmark for large-cap stock performance. As of February 29, 2008, the market capitalization range of the Russell 1000 Index was $305 million to $490.2 billion. This range varies daily. Equity securities in which the Portfolio may invest may include common stocks, preferred stocks, convertible securities, warrants, and similar instruments. Common stocks, the most familiar type of equity security, represent an ownership interest in a company.

In selecting investments, the Portfolio attempts to invest in securities selling at reasonable prices in relation to the Adviser's assessment of their potential value. While there is the risk that an investment may never reach what the Adviser believes is its full value or may go down in value, the Adviser's emphasis on large, seasoned company value stocks may limit the Portfolio's downside risk because value stocks are believed to be underpriced, and large, seasoned company stocks tend to be less volatile than the stocks of smaller companies.


PRIMARY RISKS:


The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail starting on page 105, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:


  .  Market risk

  .  Market capitalization risk

  .  Investment style risk

PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.




The performance shown below for the period February 12, 2001 through December 31, 2007 is the performance of the Portfolio's Class A shares, the Portfolio's oldest Class. The historical performance shown for the Portfolio's Class A shares prior to February 12, 2001 is the performance of the Portfolio's predecessor funds managed by the Adviser using the same investment objective and strategy as the Portfolio. On
January 8, 1999 substantially all of the assets of the Growth and Income Portfolio of Lord Abbett Series Fund, Inc. were transferred to the Lord Abbett Growth and Income Portfolio, a series of Cova Series Trust. The assets of the Lord Abbett Growth and Income Portfolio of Cova Series Trust were transferred to the Portfolio on February 12, 2001. The performance shown below for the Portfolio's Class A shares is the historical performance of the Lord Abbett Growth and Income Portfolio of Cova Series Trust (from January 8, 1999 through February 11, 2001) and of the Growth and Income Portfolio of Lord Abbett Series Fund, Inc. (from December 11, 1989 through January 7, 1999).

The bar chart below shows you the performance of the Portfolio's Class A shares for the last ten calendar years and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart.

               Year-by-Year Total Return as of 12/31 of Each Year

                                     [CHART]

  98      99      00       01      02       03      04      05     06      07
------  ------  ------  ------   ------  -------  ------  ------  -----  ------
12.89%  16.56%  14.68%  -5.73%  -17.95%  31.06%   12.92%  3.68%   18.03%  4.01%

                    High Quarter:   2nd - 2003      +17.86%
                    Low Quarter:    3rd - 2002      -19.80%


The table below compares the Portfolio's Class A and Class B shares' average annual compounded total returns for the 1-, 5- and 10-year periods through 12/31/07, as applicable, with the S&P 500 Index, a widely recognized unmanaged index that measures the stock performance of 500 large- and medium-sized companies and is often used to indicate the performance of the overall stock market. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.



Average Annual Total Return as of 12/31/07
-----------------------------------------
                1 Year   5 Year   10 Year
 -------------  -------- -------- --------
Class A          4.01%   13.50%    8.20%
Class B          3.72%   13.22%      --
S&P 500 Index    5.49%   12.83%    5.91%





 PORTFOLIO MANAGEMENT:


..  Lord, Abbett & Co. LLC see page 137

..  For financial highlights see page 178

FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2007 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)



                                          Class A Class B
---------------------------------------------------------
Management Fee                             0.49%   0.49%
---------------------------------------------------------
12b-1 Fees                                 None    0.25%
---------------------------------------------------------
Other Expenses                             0.03%   0.03%
---------------------------------------------------------
Total Annual Portfolio Operating Expenses  0.52%   0.77%
---------------------------------------------------------



EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES



         Class A  Class B
--------------------------
1 Year   $     53 $     79
--------------------------
3 Years  $    167 $    247
--------------------------
5 Years  $    291 $    429
--------------------------
10 Years $    654 $    957
--------------------------

                      LORD ABBETT MID CAP VALUE PORTFOLIO


INVESTMENT OBJECTIVE:

Capital appreciation through investments, primarily in equity securities, which are believed to be undervalued in the marketplace.

PRINCIPAL INVESTMENT STRATEGY:


To pursue this goal, the Portfolio normally invests at least 80% of its net assets in equity securities of mid-sized companies. A mid-sized company is defined as a company having a market capitalization at the time of purchase that falls within the market capitalization range of companies in the Russell Midcap Index, a widely-used benchmark for mid-cap stock performance. As of February 29, 2008, the market capitalization range of the Russell Midcap Index was $305 million to $49.62 billion. This range varies daily. Equity securities in which the Portfolio may invest include common stocks, convertible bonds, convertible preferred stocks, warrants and similar instruments. Common stocks, the most familiar type of equity security, represent an ownership interest in a company.

In selecting investments, the Portfolio, using a value approach, tries to identify stocks of companies that have the potential for significant market appreciation, due to growing recognition of improvement in their financial results, or increasing anticipation of such improvement. In trying to identify those companies, we look for such factors as:

  .  changes in the economic and financial environment

  .  new or improved products or services

  .  new or rapidly expanding markets

  .  changes in management or structure of the company

  .  price increases due for the company's products or services

  . improved efficiencies resulting from new technologies or changes in distribution

  . changes in governmental regulations, political climate or competitive conditions


PRIMARY RISKS:


The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail starting on page 105, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:


  .  Market risk

  .  Market capitalization risk

  .  Investment style risk

 PORTFOLIO MANAGEMENT:


..  Lord, Abbett & Co. LLC see page 137

..  For financial highlights see page 180



PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.


The performance shown below for the period February 12, 2001 through December 31, 2007 is the performance of the Portfolio's Class A shares, the Portfolio's oldest Class. The historical performance shown for the Portfolio's Class A shares prior to February 12, 2001 is the performance of the Portfolio's predecessor fund (Mid-Cap Value Portfolio, a series of Cova Series Trust, which commenced operations on August 20, 1997) managed by the Adviser using the same investment objective and strategy as the Portfolio. The assets of the predecessor fund were transferred to the Portfolio on February 12, 2001.



The bar chart below shows you the performance of the Portfolio's Class A shares, the Portfolio's oldest class, for the last ten calendar years and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart.

               Year-by-Year Total Return as of 12/31 of Each Year

                                     [CHART]

 1998   1999   2000   2001    2002   2003  2004  2005   2006   2007
------ ------ ------ ------ ------ ------ ----- ------ ------ ------
 2.57%  5.71% 52.97%  8.10% -9.31% 26.15% 24.82% 8.28% 12.49% 0.90%

High Quarter:    2nd - 1999     16.83%
Low Quarter:     3rd - 1998    -17.02%



The table below compares the Portfolio's Class A and Class B shares' average annual compounded total returns for the 1-, 5- and 10-year periods through 12/31/07, as applicable with the Russell Midcap Index, a widely recognized unmanaged index measuring the broad market performance of the 800 smallest companies in the Russell 1000 Index and with the S&P MidCap 400/Citigroup Value Index, a market capitalization-weighted index of the stocks in the S&P 400 Index having low price-to-book ratios. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.



  Average Annual Total Return as of 12/31/07
----------------------------------------------
                          1 Year 5 Year 10 Year
------------------------- ------ ------ -------
Class A                    0.90% 14.12%  11.98%
Class B                    0.60% 13.83%     --
Russell Midcap Index       5.60% 18.21%   9.91%
S&P Midcap 400/ Citigroup
 Value Index               2.65% 15.36%   8.52%

FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2007 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)



                                          Class A Class B
---------------------------------------------------------
Management Fee                             0.67%   0.67%
---------------------------------------------------------
12b-1 Fees                                 None    0.25%
---------------------------------------------------------
Other Expenses                             0.08%   0.09%
---------------------------------------------------------
Total Annual Portfolio Operating Expenses  0.75%   1.01%
---------------------------------------------------------



EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES



         Class A  Class B
--------------------------
1 Year   $     77 $    104
--------------------------
3 Years  $    241 $    323
--------------------------
5 Years  $    418 $    560
--------------------------
10 Years $    933 $  1,241
--------------------------

                   MFS(R) EMERGING MARKETS EQUITY PORTFOLIO

INVESTMENT OBJECTIVE:

Capital appreciation.

PRINCIPAL INVESTMENT STRATEGY:


The Portfolio normally invests at least 80% of its net assets in equity securities of issuers that are tied economically to emerging market countries. Emerging market countries may include countries determined to have emerging market economies, taking into account a number of factors, including whether a particular country has a low-to-middle-income economy according to the International Bank for Reconstruction and Development (the World Bank), the country's foreign currency debt rating, its political and economic stability and the development of its financial and capital markets. These countries include those located in Latin America, Asia, Africa, the Middle East and the developing countries of Europe, primarily Eastern Europe. The Portfolio's Adviser may invest a relatively high percentage of the Portfolio's assets in a single issuer or a small number of issuers.

The Portfolio may invest in companies of any size.

The Portfolio's Adviser may invest a relatively high percentage of the Portfolio's assets in a single country, a small number of countries, or a particular geographic region.

The Portfolio's Adviser uses a bottom-up investment approach in buying and selling investments for the Portfolio. Investments are selected primarily based on fundamental analysis of issuers and their potential in light of their current financial condition and industry position, and market, economic, political, and regulatory conditions. Factors considered may include analysis of earnings, cash flows, competitive position, and management ability. Quantitative analysis of these and other factors may also be considered.


PRIMARY RISKS:


The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail starting on page 105, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:


  .  Market risk

  .  Market capitalization risk

  .  Investment style risk

  .  Foreign investment risk

In addition, investments in emerging markets include all of the risks of investments in foreign securities and are subject to severe price declines. The economic and political structures of developing nations, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity. Such countries may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners and economies based on only a few industries. For these reasons, all of the risks of investing in foreign securities are heightened by investing in emerging markets countries. The markets of developing countries have been more volatile than the markets of developed countries with more mature economies. These markets often have provided significantly higher or lower rates of return than developed markets, and significantly greater risks, to investors.

Because the Portfolio may invest a relatively large percentage of its assets in a single issuer or small number of issuers, the Portfolio's performance could be closely tied to the value of that one issuer or issuers, and could be more volatile than the performance of more diversified portfolios.


The Portfolio may invest a substantial amount of its assets in issuers located in a single country, a limited number of countries, or a particular geographic region. If the Portfolio focuses its investments in this manner, it assumes the risk that economic, political and social conditions in those countries or regions will have a significant impact on its investment performance.

PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

The bar chart below shows you the performance of the Portfolio's Class B shares for each full calendar year since its inception. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart.


                  Year-by-Year Total Return as of 12/31

                                [CHART]

                                  2007
                                 ------
                                 36.62%

               High Quarter:     2nd - 2007           +12.01%
               Low Quarter:      1st - 2007            +2.29%




The table below compares the Portfolio's Class A and Class B shares' average annual compounded total returns for the 1-year period and from inception through 12/31/07 with the Morgan Stanley Capital International (MSCI) Emerging Free Index. The MSCI Emerging Markets Free Index is a free float-adjusted market capitalization index that is designed to







 PORTFOLIO MANAGEMENT:


..  Massachusetts Financial Services Company see page 138

.. For financial highlights see page 182 measure equity market performance of emerging markets. As of June 2007 the MSCI Emerging Markets Index consisted of the following 25 emerging market country indices: Argentina, Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Israel, Jordan, Korea, Malaysia, Mexico, Morocco, Pakistan, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand, and Turkey. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.



   Average Annual Total Return as of 12/31/07
------------------------------------------------
                               Since   Inception
                      1 Year Inception   Date
--------------------- ------ --------- ---------
Class A               36.93%   25.00%   5/1/06
Class B               36.62%   24.65%   5/1/06
MSCI Emerging Markets
 Free Index           39.78%   29.72%*
* Index performance is from 4/30/06.



For information on Massachusetts Financial Services Company's prior performance with a comparable fund, see page 138.

FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2007 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)



                                           Class A Class B
----------------------------------------------------------
Management Fee                              1.00%   1.00%
----------------------------------------------------------
12b-1 Fees                                  None    0.25%
----------------------------------------------------------
Other Expenses                              0.25%   0.27%
----------------------------------------------------------
Total Annual Portfolio Operating Expenses*  1.25%   1.52%
----------------------------------------------------------



        * The Manager and the Trust have entered into an Expense Limitation Agreement whereby the total Annual Portfolio Operating Expenses for the Class A and Class B shares of the Portfolio will not exceed 1.30% and 1.55%, respectively, for the period ended April 30, 2009 and in any year in which the Agreement is in effect. Under certain circumstances, any fees waived or expenses reimbursed by the Manager may, with the approval of the Trust's Board of Trustees, be repaid to the Manager.

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same and that all expense limitations remain in effect only for the period ended April 30, 2009. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES



         Class A  Class B
--------------------------
1 Year   $    128 $    156
--------------------------
3 Years  $    399 $    484
--------------------------
5 Years  $    690 $    835
--------------------------
10 Years $  1,518 $  1,823
--------------------------

                    MFS(R) RESEARCH INTERNATIONAL PORTFOLIO

INVESTMENT OBJECTIVE:

Capital appreciation.

PRINCIPAL INVESTMENT STRATEGY:


The Portfolio normally invests its assets primarily in foreign equity securities, including emerging market equity securities.

The Portfolio may invest a relatively high percentage of its assets in a single country, a small number of countries, or a particular geographic region.

In selecting investments for the Portfolio, the Portfolio's Adviser is not constrained to any particular investment style. The Portfolio's Adviser may invest the Portfolio's assets in the stocks of companies it believes to have above average earnings growth potential compared to other companies (growth companies), in the stocks of companies it believes are undervalued compared to their perceived worth (value companies), or in a combination of growth and value companies.

The Portfolio may invest in companies of any size.

A team of investment research analysts selects investments for the Portfolio. The Portfolio's Adviser allocates the Portfolio's assets to analysts by broad market sectors. The Adviser uses a bottom-up approach in buying and selling investments for the Portfolio.

Investments are selected primarily based on fundamental analysis of issuers and their potential in light of their current financial condition and industry position, and market, economic, political, and regulatory conditions. Factors considered may include analysis of earnings, cash flows, competitive position, and management ability. Quantitative analysis of these and other factors may also be considered.


PRIMARY RISKS:


The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail starting on page 105, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:


  .  Market risk

  .  Foreign investment risk

  .  Market capitalization risk

  .  Investment style risk


The Portfolio may invest a substantial amount of its assets in issuers located in a single country, a limited number of countries, or a particular geographic region. If the Portfolio focuses its investments in this manner, it assumes the risk that economic, political and social conditions in those countries or regions will have a significant impact on its investment performance.

In addition, investments in emerging markets include all of the risks of investments in foreign securities and are subject to severe price declines. The economic and political structures of developing nations, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity. Such countries may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners and economics based on only a few industries. For these reasons, all of the risks of investing in foreign securities are heightened by investing in emerging markets countries. The markets of developing countries have been more volatile than the markets of developed countries with more mature economies. These markets often have provided significantly higher or lower rates of return than developed markets, and significantly greater risks, to investors.

PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.




The bar chart below shows you the performance of the Portfolio's Class B shares, the Portfolio's oldest Class, for each full calendar year since its inception and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart.

               Year-by-Year Total Return as of 12/31 of Each Year

                                    [CHART]


   02     03       04      05       06       07
-------  ------  ------  ------   ------   ------
-11.80%  32.04%  19.56%  16.42%   26.56%   13.29%

High Quarter: 4th - 2003 +15.97%
Low Quarter:  3rd - 2002 -14.58%


The table below compares the Portfolio's Class A, Class B and Class E shares' average annual compounded total returns for the 1- and 5-year periods and from inception through 12/31/07 with the Morgan Stanley Capital International Europe, Australia and Far East ("MSCI EAFE") Index, a widely recognized unmanaged index which is an aggregate of 15 individual country indices that collectively represent many of the major markets of the world, and the MSCI ACWI (All Country World Index), a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging





 PORTFOLIO MANAGEMENT:


..  Massachusetts Financial Services Company see page 138

.. For financial highlights see page 184 markets. As of June 2007 the MSCI ACWI consisted of 48 country indices comprising 23 developed and 25 emerging market country indices. The developed market country indices included are: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States. The emerging market country indices included are: Argentina, Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Israel, Jordan, Korea, Malaysia, Mexico, Morocco, Pakistan, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand, and Turkey. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.



       Average Annual Total Return as of 12/31/07
---------------------------------------------------------
                                        Since   Inception
                       1 Year 5 Years Inception   Date
---------------------- ------ ------- --------- ---------
Class A                13.60%  21.65%   11.74%    5/1/01
Class B                13.29%  21.39%   10.37%   2/12/01
Class E                13.38%  21.49%   15.54%  10/31/01
MSCI EAFE Index        11.63%  22.08%    8.90%*
MSCI All Country World
 (Ex.-U.S.) Index      17.12%  24.52%   10.75%*
* Index performance is from 2/1/01.



FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2007, and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)



                                          Class A Class B Class E
----------------------------------------- ------- ------- -------
Management Fee                             0.70%   0.70%   0.70%
-----------------------------------------------------------------
12b-1 Fees                                 None    0.25%   0.15%
-----------------------------------------------------------------
Other Expenses                             0.09%   0.09%   0.09%
-----------------------------------------------------------------
Total Annual Portfolio Operating Expenses  0.79%   1.04%   0.94%
-----------------------------------------------------------------



EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES



         Class A  Class B  Class E
-----------------------------------
1 Year   $     81 $    107 $     96
-----------------------------------
3 Years  $    253 $    333 $    301
-----------------------------------
5 Years  $    440 $    577 $    522
-----------------------------------
10 Years $    981 $  1,276 $  1,159
-----------------------------------

                  OPPENHEIMER CAPITAL APPRECIATION PORTFOLIO

INVESTMENT OBJECTIVE:

Capital appreciation.

PRINCIPAL INVESTMENT STRATEGY:


The Portfolio invests mainly in common stocks of "growth companies". These may be newer companies or established companies of any capitalization range that the Adviser believes may appreciate in value over the long term. The Portfolio currently focuses mainly on mid-cap and large-cap domestic companies. The Portfolio may also purchase the securities of foreign issuers.

In deciding what securities to buy or sell, the Portfolio's Adviser looks for growth companies that are believed to have reasonably priced stock in relation to overall stock market valuations. The Adviser focuses on factors that may vary in particular cases and over time in seeking broad diversification of the Portfolio's investments among industries and market sectors. Currently, the Adviser looks for:

  .  Companies with above-average growth potential

  .  Stocks with reasonable valuations relative to their growth potential

  .  Growth rates that the Adviser believes are sustainable over time


PRIMARY RISKS:


The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail starting on page 105, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:


  .  Market risk

  .  Foreign investment risk

  .  Market capitalization risk

  .  Investment style risk


In addition, investments in emerging markets include all of the risks of investments in foreign securities and are subject to severe price declines. The economic and political structures of developing nations, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity. Such countries may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners and economies based on only a few industries. For these reasons, all of the risks of investing in foreign securities are heightened by investing in emerging markets countries. The markets of developing countries have been more volatile than the markets of developed countries with more mature economies. These markets often have provided significantly higher or lower rates of return than developed markets, and significantly greater risks, to investors.

PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.




The bar chart below shows you the performance of the Portfolio's Class B shares, the Portfolio's oldest Class, for each full calendar year since its inception and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart.

Year-by-Year Total Return as of 12/31 of Each Year

                                    [CHART]

  02        03       04       05       06        07
-------   ------   ------   ------   ------    ------
-24.73%   28.53%    6.40%    4.71%    7.62%    14.29%

High Quarter: 2nd-2003  +14.54%
Low Quarter:  2nd-2002  -15.52%


The table below compares the Portfolio's Class A, Class B and Class E shares' average annual compounded total returns for the 1- and 5-year periods, as applicable, and from inception through 12/31/07 with the S&P 500 Index and the Russell 1000 Growth Index. The S&P 500 Index is a widely recognized unmanaged index that measures the stock performance of 500 large- and medium-sized companies and is often used to indicate the performance of the overall stock market. The Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.



     Average Annual Total Return as of 12/31/07
-----------------------------------------------------
                                      Since   Inception
                      1 Year 5 Year Inception   Date
-------------------   ------ ------ --------- ---------
Class A               14.45% 12.22%    5.06%    1/2/02
Class B               14.29% 11.99%    1.88%   2/12/01
Class E               14.48%    --    12.08%    5/1/05
S&P 500 Index          5.49% 12.83%    2.82%*
Russell 1000 Growth
 Index                11.81% 12.10%   -0.73%*
* Index performance is from 2/1/01.




 PORTFOLIO MANAGEMENT:


..  OppenheimerFunds, Inc. see page 139

..  For financial highlights see page 187

FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2007, and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)



                                                   Class A Class B Class E
     ---------------------------------------------------------------------
     Management Fee                                 0.58%   0.58%   0.58%
     ---------------------------------------------------------------------
     12b-1 Fees                                     None    0.25%   0.15%
     ---------------------------------------------------------------------
     Other Expenses                                 0.04%   0.06%   0.07%
     ---------------------------------------------------------------------
     Total Annual Portfolio Operating Expenses*     0.62%   0.89%   0.80%
     ---------------------------------------------------------------------



        * The Manager and the Trust have entered into an Expense Limitation Agreement whereby the total Annual Portfolio Operating Expenses for the Class A, B and E shares of the Portfolio will not exceed 0.75%, 1.00% and 0.90%, respectively, for the period ended April 30, 2009 and in any year in which the Agreement is in effect. Under certain circumstances, any fees waived or expenses reimbursed by the Manager may, with the approval of the Trust's Board of Trustees, be repaid to the Manager.

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same and that all expense limitations remain in effect only for the period ended April 30, 2009. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES



                                        Class A  Class B  Class E
              ----------------------------------------------------
              1 Year                    $     64 $     91 $     82
              ----------------------------------------------------
              3 Years                   $    199 $    285 $    256
              ----------------------------------------------------
              5 Years                   $    347 $    495 $    446
              ----------------------------------------------------
              10 Years                  $    776 $  1,100 $    993
              ----------------------------------------------------

                   PIMCO INFLATION PROTECTED BOND PORTFOLIO

INVESTMENT OBJECTIVE:

Maximum real return, consistent with preservation of capital and prudent investment management.

PRINCIPAL INVESTMENT STRATEGY:


The Portfolio seeks to achieve its investment objective by investing under normal circumstances at least 80% of its net assets in inflation-indexed bonds of varying maturities issued by the U.S. and non-U.S. governments, their agencies or instrumentalities, and corporations (either through cash market purchases, forward commitments or derivative instruments). Inflation-indexed bonds are fixed income securities that are structured to provide protection against inflation. The value of the bond's principal or the interest income paid on the bond is adjusted to track changes in an official inflation measure. Inflation-indexed bonds issued by a foreign government are generally adjusted to reflect a comparable inflation index, calculated by that government. The average portfolio duration of the Portfolio normally will vary within (plus or minus) three years of the duration of the Lehman Brothers Global Real: U.S. TIPS Bond Index.

Principal investments may include inflation-indexed bonds and other fixed income securities issued by the U.S. government or its subdivisions, agencies or government-sponsored enterprises, non-U.S. governments or their subdivisions, agencies or government-sponsored enterprises, and U.S. and foreign companies including mortgage-related securities, stripped mortgage-related securities; corporate bonds and notes; asset-backed securities; money market instruments; structured notes such as hybrid or "indexed" securities and event-linked bonds; loan participations and assignments; delayed funding loans; revolving credit facilities; debt securities issued by states or local governments and their agencies, authorities and other government-sponsored enterprises; and obligations of international agencies or supranational entities. The Portfolio also may invest up to 30% of its total assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar denominated securities of foreign issuers. The Portfolio may invest up to 10% of its total assets in securities and instruments that are economically tied to emerging market countries. Foreign currency exposure (from non-U.S. dollar denominated securities or currencies) normally will be limited to 20% of the Portfolio's total assets.

The Portfolio may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities. The Portfolio may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques such (such as buy backs or dollar rolls). In addition, the Portfolio may engage in forward commitments, when issued and delayed delivery securities transactions.


PRIMARY RISKS:


The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail starting on page 105, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:


  .  Market risk

  .  Interest rate risk

  .  Credit risk

  .  Foreign investment risk

  .  High yield debt security risk

Mortgage-related securities may be issued or guaranteed by the U.S. Government, its agencies or instrumentalities or may be issued by private issuers and as such are not guaranteed by the U.S. Government, its agencies or instrumentalities. Like other debt securities, changes in interest rates generally affect the value of a mortgage-backed security. Additionally, some mortgage-backed securities may be structured so that they may be particularly sensitive to interest rates.

Investments in mortgage-related securities are also subject to special risks of prepayment. Prepayment risk occurs when the issuer of a security can prepay the principal prior to the security's maturity. Securities subject to prepayment risk, including the collateralized mortgage-obligations and other mortgage-related securities that the Portfolio can buy, generally offer less potential for gains when prevailing interest rates decline, and have greater potential for loss when interest rates rise depending upon the coupon of the underlying securities. The impact of prepayments on the price of a security may be difficult to predict and may increase the volatility of the price. In addition, early repayment of mortgages underlying these securities may expose the Portfolio to a lower rate of return when it reinvests the principal. Further, the Portfolio may buy mortgage-related securities at a premium. Accelerated prepayments on those securities could cause the Portfolio to lose a portion of its principal investment represented by the premium the Portfolio paid.

If interest rates rise rapidly, prepayments may occur at slower rates than expected, which could have the effect of lengthening the expected maturity of a short- or medium-term security. That could cause its value to fluctuate more widely in response to changes in interest rates. In turn, this could cause the value of the Portfolio's shares to fluctuate more.

In addition, investments in emerging markets include all of the risks of investments in foreign securities and are subject to severe price declines. The economic and political structures of developing nations, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity. Such countries may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners and economies based on only a few industries. For these reasons, all of the risks of investing in foreign securities are heightened by investing in emerging markets countries. The markets of developing countries have been more volatile than the markets of developed countries with more mature economies. These markets often have provided significantly higher or lower rates of return than developed markets, and significantly greater risks, to investors.

Non-mortgage asset-backed securities are not issued or guaranteed by the U.S. Government or its agencies or government-sponsored entities. In the event of a failure of these securities or of mortgage-related securities issued by private issuers to pay interest or repay principal, the assets backing these securities such as automobiles or credit card receivables may be insufficient to support the payments on the securities.

The Portfolio's investments in derivatives can significantly increase the Portfolio's exposure to market risk or credit risk of the counterparty. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the relevant assets, rates and indices.



The use of credit default transactions is a highly specialized activity that involves investment techniques and risks that are different from those associated with ordinary portfolio securities transactions. If the Adviser is incorrect in its forecasts of the interest rates, currency exchange rates or market values or its assessments of the credit risks, relevant to these transactions that it enters, the investment performance of the Portfolio may be less favorable than it would have been if the Portfolio had not entered into them.

Because these arrangements are bi-lateral agreements between the Portfolio and its counterparty, each party is exposed to the risk of default by the other. In addition, they may involve a small investment of cash compared to the risk assumed with the result that small changes may produce disproportionate and substantial gains or losses to the Portfolio. However, the Portfolio's obligations under swap agreements generally are collateralized by cash or government securities based on the amount by which the value of the payments that the Portfolio is required to pay exceed the value of the payments that its counterparty is required to make. The Portfolio segregates liquid assets equal to any difference between that excess and the amount of collateral that they are required to provide. Conversely, the Portfolio requires their counterparties to provide collateral on a comparable basis except in those instances in which the Adviser is satisfied with the claims paying ability of the counterparty without such collateral.

PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

 PORTFOLIO MANAGEMENT:


..  Pacific Investment Management Company LLC see page 140

..  For financial highlights see page 190






The bar chart below shows you the performance of the Portfolio's Class B shares for each full calendar year since its inception and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart.

               Year-by-Year Total Return as of 12/31 of Each Year

                                    [CHART]

                       04        05        06       07
                      -----     -----    ------   -----
                      8.99%     1.39%     0.39%   10.80%

High Quarter:   1st - 2004    +5.93%
Low Quarter:    2nd - 2004    -3.03%


The table below compares the Portfolio's Class A, Class B and Class E shares' average annual compounded total returns for the 1-year period and from inception through 12/31/07 with the Lehman Brothers Global Real: U.S. TIPS Bond Index, an unmanaged market index which is made up specifically of U.S. Treasury Inflation Linked Securities. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.



      Average Annual Total Return as of 12/31/07
-------------------------------------------------------
                                      Since   Inception
                             1 Year Inception   Date
---------------------------- ------ --------- ---------
Class A                      11.08%   5.94%    5/1/03
Class B                      10.80%   5.69%    5/1/03
Class E                      10.93%   7.49%    5/1/06
Lehman Brothers Global Real:
 U.S. TIPS Bond Index        11.63%   6.15%*
* Index performance is from 4/30/03.



FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2007 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)



                                          Class A Class B Class E
-----------------------------------------------------------------
Management Fee                             0.50%   0.50%   0.50%
-----------------------------------------------------------------
12b-1 Fees                                 None    0.25%   0.15%
-----------------------------------------------------------------
Other Expenses                             0.05%   0.05%   0.06%
-----------------------------------------------------------------
Total Annual Portfolio Operating Expenses  0.55%   0.80%   0.71%
-----------------------------------------------------------------



EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES



         Class A  Class B  Class E
-----------------------------------
1 Year   $     56 $     82 $     73
-----------------------------------
3 Years  $    177 $    256 $    228
-----------------------------------
5 Years  $    308 $    446 $    396
-----------------------------------
10 Years $    691 $    993 $    885
-----------------------------------

                         PIMCO TOTAL RETURN PORTFOLIO

INVESTMENT OBJECTIVE:

Maximum total return, consistent with the preservation of capital and prudent investment management.

PRINCIPAL INVESTMENT STRATEGY:


The Portfolio seeks to achieve its investment objective by investing under normal circumstances at least 65% of its net assets in a diversified portfolio of fixed income instruments of varying maturities. The average portfolio duration of the Portfolio normally varies within two years (plus or minus) of the duration of the Lehman Brothers Aggregate Bond Index.

Principal investments include fixed income securities issued by the U.S. government, its subdivisions, agencies or government-sponsored enterprises, or derivatives on them or related indices; mortgage related securities, including stripped mortgage-related securities; corporate bonds and notes and asset-backed securities; commercial paper and other money market instruments; and fixed income securities issued by foreign governments or their subdivisions, agencies and other government-sponsored enterprises and companies that are denominated in U.S. dollars or foreign currencies, some of which may be issued by governments in emerging market countries; other fixed income securities including structured notes such as hybrid or "indexed" securities and event-linked bonds; loan participations and assignments; delayed funding loans; revolving credit facilities; debt securities issued by states or local governments and their agencies, authorities and other government-sponsored enterprises; and obligations of international agencies or supranational entities. The Portfolio may invest up to 30% of its total assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. The Portfolio may invest up to 15% of its total assets in securities and instruments that are economically tied to emerging market countries. Foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) normally will be limited to 20% of the Portfolio's total assets.

The Portfolio may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities. In addition, the Portfolio may engage in forward commitments, when-issued and delayed delivery securities transactions. The Portfolio may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The "total return" sought by the Portfolio consists of income earned on the Portfolio's investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security.


PRIMARY RISKS:


The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail starting on page 105, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:


  .  Market risk

  .  Interest rate risk

  .  Credit risk

  .  Foreign investment risk

  .  High yield debt security risk

Mortgage-related securities may be issued or guaranteed by the U.S. Government, its agencies or instrumentalities or may be issued by private issuers and as such are not guaranteed by the U.S. Government, its agencies or instrumentalities. Like other debt securities, changes in interest rates generally affect the value of a mortgage-backed security. Additionally, some mortgage-backed securities may be structured so that they may be particularly sensitive to interest rates.

Investments in mortgage-related securities are also subject to special risks of prepayment. Prepayment risk occurs when the issuer of a security can prepay the principal prior to the security's maturity. Securities subject to prepayment risk, including the collateralized mortgage obligations and other mortgage-related securities that the Portfolio can buy, generally offer less potential for gains when prevailing interest rates decline, and have greater potential for loss when interest rates rise depending upon the coupon of the underlying securities. The impact of prepayments on the price of a security may be difficult to predict and may increase the volatility of the price. In addition, early repayment of mortgages underlying these securities may expose the Portfolio to a lower rate of return when it reinvests the principal. Further, the Portfolio may buy mortgage-related securities at a premium. Accelerated prepayments on those securities could cause the Portfolio to lose a portion of its principal investment represented by the premium the Portfolio paid.

If interest rates rise rapidly, prepayments may occur at slower rates than expected, which could have the effect of lengthening the expected maturity of a short- or medium-term security. That could cause its value to fluctuate more widely in response to changes in interest rates. In turn, this could cause the value of the Portfolio's shares to fluctuate more.

Non-mortgage asset-backed securities are not issued or guaranteed by the U.S. Government or its agencies or government-sponsored entities. In the event of a failure of these securities or of mortgage-related securities issued by private issuers to pay interest or repay principal, the assets backing these securities such as automobiles or credit card receivables may be insufficient to support the payments on the securities.

In addition, investments in emerging markets include all of the risks of investments in foreign securities and are subject to severe price declines. The economic and political structures of developing nations, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity. Such countries may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners and economies based on only a few industries. For these reasons, all of the risks of investing in foreign securities are heightened by investing in emerging market countries. The markets of developing countries have been more volatile than the markets of developed countries with more mature economies. These markets often have provided significantly higher or lower rates of return than developed markets, and significantly greater risks, to investors.

The Portfolio's investments in derivatives can significantly increase the Portfolio's exposure to market risk or credit risk of the counterparty. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the relevant assets, rates and indices.

The use of credit default transactions is a highly specialized activity that involves investment techniques and risks that are different from those associated with ordinary portfolio securities transactions. If the Adviser is incorrect in its forecasts of the interest rates, currency exchange rates or market values or its assessments of the credit risks, relevant to these transactions that it enters, the investment performance of the Portfolio may be less favorable than it would have been if the Portfolio had not entered into them.

Because these arrangements are bi-lateral agreements between the Portfolio and its counterparty, each party is exposed to the risk of default by the other. In addition, they may involve a small investment of cash compared to the risk assumed with the result that small changes may produce disproportionate and substantial gains or losses to the Portfolio. However, the Portfolio's obligations under swap agreements generally are collateralized by cash or government securities based on the amount by which the value of the payments that the Portfolio is required to pay exceed the value of the payments that its counterparty is required to make. The Portfolio segregates liquid assets equal to any difference between that excess and the amount of collateral that they are required to provide. Conversely, the Portfolio requires their counterparties to provide collateral on a comparable basis except in those instances in which the Adviser is satisfied with the claims paying ability of the counterparty without such collateral.

PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

The bar chart below shows you the performance of the Portfolio's Class B shares, the Portfolio's oldest Class, for each full calendar year since its inception and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart.

               Year-by-Year Total Return as of 12/31 of Each Year

                                    [CHART]


  02      03     04     05      06     07
------  ------  -----  -----  -----  -----
 9.29%   4.31%  4.98%  2.25%  4.52%  7.56%

 High Quarter:   3rd - 2007    +4.15%
 Low Quarter:    2nd - 2004    -2.03%


The table below compares the Portfolio's Class A, Class B and Class E shares' average annual compounded total returns for the 1- and 5-year periods and from inception through 12/31/07 with the Lehman Brothers Aggregate Bond Index, a widely recognized unmanaged index which is a broad measure of the taxable bonds in the U.S. market, with maturities of at least one year. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.



        Average Annual Total Return as of 12/31/07
-----------------------------------------------------------
                                          Since   Inception
                          1 Year 5 Year Inception   Date
------------------------- ------ ------ --------- ---------
Class A                    7.85%  4.96%   6.15%     5/1/01
Class B                    7.56%  4.71%   5.73%    2/12/01
Class E                    7.63%  4.81%   5.10%   10/31/01
Lehman Brothers Aggregate
 Bond Index                6.96%  4.42%   5.63%*
* Index performance is from 1/31/01.



FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2007, as adjusted to assume that current contractual fees and expenses were in effect for all of 2007, and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.



 PORTFOLIO MANAGEMENT:


..  Pacific Investment Management Company LLC see page 140

..  For financial highlights see page 193

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)



                                          Class A Class B Class E
-----------------------------------------------------------------
Management Fee                             0.48%   0.48%   0.48%
-----------------------------------------------------------------
12b-1 Fees                                 None    0.25%   0.15%
-----------------------------------------------------------------
Other Expenses                             0.04%   0.04%   0.04%
-----------------------------------------------------------------
Total Annual Portfolio Operating Expenses  0.52%   0.77%   0.67%
-----------------------------------------------------------------



EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES



         Class A  Class B  Class E
-----------------------------------
1 Year   $     53 $     79 $     69
-----------------------------------
3 Years  $    167 $    247 $    215
-----------------------------------
5 Years  $    291 $    429 $    374
-----------------------------------
10 Years $    654 $    957 $    837
-----------------------------------

                           RCM TECHNOLOGY PORTFOLIO

INVESTMENT OBJECTIVE:

Capital appreciation; no consideration is given to income.

PRINCIPAL INVESTMENT STRATEGY:

The Portfolio seeks to achieve its investment objective by normally investing at least 80% of its assets in common stocks of companies which utilize new, creative or different, or "innovative," technologies to gain a strategic competitive advantage in their industry, as well as companies that provide and service those technologies. The Portfolio identifies its investment universe of technology-related companies primarily by reference to classifications made by independent firms, such as Standard & Poor's (for example, companies classified as "Information Technology" companies) and by identifying companies that derive a substantial portion of their revenues from the manufacture, sale, use and/or service of technological products or services. Although the Portfolio emphasizes companies which utilize technologies, it is not required to invest exclusively in companies in a particular business sector or industry.

The Adviser selects stocks for the Portfolio using a "growth" style. The Adviser seeks to identify technology-related companies with well-defined "wealth creating" characteristics, including superior earnings growth (relative to companies in the same industry or the market as a whole), high profitability and consistent, predictable earnings. In addition, through fundamental research, the Adviser seeks to identify companies that are gaining market share, have superior management and possess a sustainable competitive advantage, such as superior or innovative products, personnel and distribution systems.

The Portfolio may invest a portion of its assets in the securities of smaller capitalization companies and may invest in initial public offerings (IPOs). The Portfolio may invest up to 50% of its assets in foreign equity securities, including American Depositary Receipts, and may invest in securities of emerging market countries.

The Portfolio may utilize, primarily for risk management and hedging purposes, short sales (collateralized or uncollateralized), or other derivative instruments such as stock index futures contracts, purchase and sale of put and call options and other option strategies such as spreads and straddles.

PRIMARY RISKS:


The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail starting on page 105, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:


  .  Market risk

  .  Credit risk

  .  Foreign investment risk

  .  Market capitalization risk

  .  Investment style risk

Because the Portfolio concentrates its investments in companies which utilize innovative technologies, it is subject to risks particularly affecting those companies, such as the risks of short product cycles and rapid obsolescence of products and services, competition from new and existing companies, significant losses and/or limited earnings, security price volatility and limited operating histories.

In addition to other risks, a Portfolio that invests a substantial portion of its assets in related industries (or "sectors") may have greater risk because companies in these sectors may share common characteristics and may react similarly to market developments.

Investments in emerging markets include all of the risks of investments in foreign securities and are subject to severe price declines. The economic and political structures of developing nations, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity. Such countries may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners and economies based on only a few industries. For these reasons, all of the risks of investing in foreign securities are heightened by investing in emerging markets countries. The markets of developing countries have been more volatile than the markets of developed countries with more mature economies. These markets often have provided significantly higher or lower rates of return than developed markets, and significantly greater risks, to investors.

The Portfolio's investments in derivatives and use of short sales can significantly increase the Portfolio's exposure to market risk and credit risk of the counterparty. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the relevant assets, rates and indices.

PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

The bar chart below shows you the performance of the Portfolio's Class B shares, the Portfolio's oldest Class, for each full calendar year since its inception and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart. Effective January 14, 2005, RCM Capital Management LLC became the Portfolio's Adviser. Investment performance information prior to that date is attributable to the Portfolio's former investment adviser.


               Year-by-Year Total Return as of 12/31 of Each Year

                                    [CHART]


  02       03      04      05       06      07
------   ------  ------  ------   ------  ------
-50.73%  57.57%  -4.31%  11.01%    5.35%  31.52%

High Quarter:   2nd - 2003    +21.50%
Low Quarter:    3rd - 2002    -34.81%



The table below compares the Portfolio's Class A, Class B and Class E shares' average annual compounded total returns for the 1- and 5-year periods and from inception through 12/31/07 with the S&P 500 Index, a widely recognized unmanaged index that measures the stock performance of 500 large- and medium-sized companies and is often used to indicate the performance of the overall stock market, and the NASDAQ Composite Index, a market-value weighted index of all common stocks listed on NASDAQ. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.



       Average Annual Total Return as of 12/31/07
--------------------------------------------------------------
                                              Since   Inception
                           1 Year    5 Year Inception   Date
 ----------------------    --------- ------ --------- ---------
Class A                    31.67%    18.50%   -1.78%   5/01/01
Class B                    31.52%    18.32%   -4.95%   2/12/01
Class E                    31.78%    18.38%    5.03%  10/31/01
S&P 500 Index               5.49%    12.83%    2.82%*
NASDAQ Composite Index     10.81%    15.53%    0.12%*
* Index performance is from 1/31/01.




FEES AND EXPENSES:


The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2007 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the



 PORTFOLIO MANAGEMENT:


..  RCM Capital Management LLC see page 140

..  For financial highlights see page 196

Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.


SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE


Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)


                                           Class A Class B Class E
------------------------------------------------------------------
Management Fee                              0.88%   0.88%   0.88%
------------------------------------------------------------------
12b-1 Fees                                  None    0.25%   0.15%
------------------------------------------------------------------
Other Expenses                              0.09%   0.14%   0.15%
------------------------------------------------------------------
Total Annual Portfolio Operating Expenses*  0.97%   1.27%   1.18%
------------------------------------------------------------------



        * The Manager and the Trust have entered into an Expense Limitation Agreement whereby the total Annual Portfolio Operating Expenses for the Class A, Class B and Class E shares of the Portfolio will not exceed 1.10%, 1.35% and 1.25%, respectively, for the period ended April 30, 2009 and in any year in which the Agreement is in effect. Under certain circumstances, any fees waived or expenses reimbursed by the Manager may, with the approval of the Trust's Board of Trustees, be repaid to the Manager.


EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.


The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same and that all expense limitations remain in effect only for the period ended April 30, 2009. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.


EXAMPLE OF PORTFOLIO EXPENSES


         Class A  Class B  Class E
-----------------------------------
1 Year   $     99 $    130 $    121
-----------------------------------
3 Years  $    310 $    405 $    377
-----------------------------------
5 Years  $    539 $    701 $    652
-----------------------------------
10 Years $  1,194 $  1,541 $  1,438
-----------------------------------

                      RAINIER LARGE CAP EQUITY PORTFOLIO

INVESTMENT OBJECTIVE:

Maximize long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGY:


In pursuing its goals, the Portfolio invests primarily (at least 80% of its assets) in the common stock of large-capitalization companies traded in the U.S. with prospects of strong earnings growth and attractive overall business fundamentals, selling at attractive valuations. The Adviser considers large-capitalization companies to be those currently with market capitalizations in the range of the Dow Jones Wilshire U.S. Large-Cap Index, which ranged from $264 million to $475.4 billion on December 31, 2007. The Portfolio may invest in common stock of companies of all sizes, including small-capitalization companies, which are companies with market capitalizations below that range and that will normally comprise 10% or less of the Portfolio. The Portfolio will normally be invested in approximately 75 to 150 securities. The Portfolio may invest up to 25% of its assets in foreign securities. Currently the Adviser intends to invest only in U.S. dollar denominated securities of foreign issuers or American Depositary Receipts.


The Adviser refers to its stock selection philosophy as Growth at a Reasonable Price (GARP). Stock selection focuses on companies that are likely to demonstrate superior earnings growth relative to their peers, and whose equities are selling at attractive relative valuations. The Portfolio is diversified over a broad cross-section of economic sectors and industries. To help control risk, the Adviser compares the Portfolio's economic sector weightings to a broad index, such as the Standard & Poor's 500 Index, and normally avoids extreme overweighting or underweighting relative to that Index.

PRIMARY RISKS:

The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail starting on page 105, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:

  .  Market risk

  .  Market capitalization risk

  .  Investment style risk

  .  Foreign investment risk

PAST PERFORMANCE:

The Portfolio commenced operations on October 31, 2007. As a result, it does not have a significant operating history.


For information on Rainier Investment Management, Inc.'s prior performance with a comparable fund, see page 141.




 PORTFOLIO'S ADVISER:


..  Rainier Investment Management, Inc. see page 140

..  For performance information for the period ended December 31, 2007, see
   "Financial Highlights" on page 199

FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2007 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)


                                           Class A Class B
----------------------------------------------------------
Management Fee                              0.65%   0.65%
----------------------------------------------------------
12b-1 Fees                                  None    0.25%
----------------------------------------------------------
Other Expenses                              0.10%   0.12%
----------------------------------------------------------
Total Annual Portfolio Operating Expenses*  0.75%   1.02%
----------------------------------------------------------


        * The Manager and the Trust have entered into an Expense Limitation Agreement whereby the total Annual Portfolio Operating Expenses for the Class A and Class B shares of the Portfolio will not exceed 0.80% and 1.05%, respectively, for the period ended April 30, 2009 and in any year in which the Agreement is in effect. Under certain circumstances, any fees waived or expenses reimbursed by the Manager may, with the approval of the Trust's Board of Trustees, be repaid to the Manager.

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same and that all expense limitations remain in effect only for the period ended April 30, 2009. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES

         Class A  Class B
--------------------------
1 Year   $     77 $    105
--------------------------
3 Years  $    241 $    326
--------------------------
5 Years  $    418 $    566
--------------------------
10 Years $    933 $  1,253
--------------------------

                    T. ROWE PRICE MID CAP GROWTH PORTFOLIO


INVESTMENT OBJECTIVE:

Long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGY:


The Portfolio will invest, under normal market conditions, at least 80% of its net assets in a diversified portfolio of common stocks of mid-cap companies whose earnings the Adviser expects to grow at a faster rate than the average company. The Adviser defines mid-cap companies as those whose market capitalization falls within the range of either the S&P MidCap 400 Index or the Russell Midcap Growth Index. The market capitalization of the companies and the S&P and Russell indices changes over time. The Portfolio will not automatically sell or cease to purchase stock of a company it already owns because the company's market capitalization grows or falls outside this range.

In selecting investments, the Adviser generally favors companies that:

  .  have proven products or services;

  .  have a record of above-average earnings growth;

  .  have demonstrated potential to sustain earnings growth;

  .  operate in industries experiencing increasing demand; or

  .  have stock prices that appear to undervalue their growth prospects.

In pursuing the Portfolio's investment objective, the Adviser has the discretion to purchase some securities that do not meet its normal investment criteria, as described above, when it perceives an unusual opportunity for gain. These special situations might arise when the Adviser believes a security could increase in value for a variety of reasons, including a change in management, an extraordinary corporate event, or a temporary imbalance in the supply of or demand for the securities.

While most assets will be invested in U.S. common stocks, other securities may also be purchased, including foreign stocks, futures and options, in keeping with the Portfolio's objectives. Investments in futures and options, if any, are subject to additional volatility and potential losses. The Portfolio may sell securities for a variety of reasons, such as to secure gains, limit losses or redeploy assets into more promising opportunities.


PRIMARY RISKS:


The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail starting on page 105, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:


  .  Market risk

  .  Foreign investment risk

  .  Market capitalization risk

  .  Investment style risk

 PORTFOLIO MANAGEMENT:


..  T. Rowe Price Associates, Inc. see page 142

..  For financial highlights see page 201



PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.




The bar chart below shows you the performance of the Portfolio's Class B shares, the Portfolio's oldest class, for each full calendar year since its inception and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart. Effective January 1, 2003, T. Rowe Price Associates, Inc. became the Portfolio's Adviser. Investment performance information prior to that date is attributable to the Portfolio's former investment adviser.

               Year-by-Year Total Return as of 12/31 of Each Year

                                    [CHART]

  02       03      04      05       06      07
------   ------  ------  ------   ------  ------
-44.04%  36.64%  17.82%  14.63%    6.16%  17.64%

High Quarter:   2nd - 2003    +19.34%
Low Quarter:    2nd - 2002    -30.65%


The table below compares the Portfolio's Class A, Class B and Class E shares' average annual compounded total returns for the 1- and 5-year periods and from inception through 12/31/07 with the Russell Midcap Growth Index, an unmanaged index that measures the performance of those Russell mid cap companies with higher price-to-book ratios and higher forecasted growth values. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.



         Average Annual Total Return as of 12/31/07
-------------------------------------------------------------
                                            Since   Inception
                            1 Year 5 Year Inception   Date
--------------------------- ------ ------ --------- ---------
Class A                     17.85% 18.51%   1.75%     5/1/01
Class B                     17.64% 18.17%   1.07%    2/12/01
Class E                     17.62% 18.28%   6.32%   10/31/01
Russell Midcap Growth Index 11.43% 17.90%   3.27%*
* Index performance is from 2/1/01.

FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2007, and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)



                                           Class A Class B Class E
------------------------------------------------------------------
Management Fee                              0.75%   0.75%   0.75%
------------------------------------------------------------------
12b-1 Fees                                  None    0.25%   0.15%
------------------------------------------------------------------
Other Expenses                              0.05%   0.05%   0.05%
------------------------------------------------------------------
Total Annual Portfolio Operating Expenses*  0.80%   1.05%   0.95%
------------------------------------------------------------------



        * The Manager has agreed that any advisory fee waivers received from the Portfolio's Adviser commencing February 17, 2005 will be passed on to the Portfolio in the form of a voluntary fee waiver. Including the voluntary fee waiver, the management fee for the year ended December 31, 2007 was 0.73%.

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES



         Class A  Class B  Class E
-----------------------------------
1 Year   $     82 $    108 $     97
-----------------------------------
3 Years  $    256 $    336 $    304
-----------------------------------
5 Years  $    446 $    582 $    528
-----------------------------------
10 Years $    993 $  1,288 $  1,171
-----------------------------------

                        MET/TEMPLETON GROWTH PORTFOLIO

INVESTMENT OBJECTIVE:

Long-term capital growth.

PRINCIPAL INVESTMENT STRATEGY:


Under normal market conditions, the Portfolio invests primarily in the equity securities of companies with various market capitalizations located anywhere in the world, including emerging markets. Up to 100% of the Portfolio's assets may be invested in foreign countries including, without limit, in emerging markets. Common stocks, preferred stocks and convertible securities are examples of equity securities in which the Portfolio may invest. The Portfolio also invests in depositary receipts.


In addition to the Portfolio's main investments, depending upon current market conditions, the Portfolio may invest up to 25% of its total assets in debt securities of companies and governments located anywhere in the world. Bonds, notes and debentures are examples of debt securities.

The Adviser considers various factors, such as availability and cost, in deciding whether to use a particular instrument or strategy. When choosing equity investments for the Portfolio, the Adviser applies a "bottom up," value-oriented, long-term approach, focusing on the market price of a company's securities relative to the Adviser's evaluation of the company's long-term earnings, asset value and cash flow potential. The Adviser also considers a company's price/earnings ratio, price/cash flow ratio, profit margins and liquidation value.

PRIMARY RISKS:


The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail starting on page 105, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:


  .  Market risk

  .  Investment style risk

  .  Market capitalization risk

  .  Foreign investment risk

  .  Credit risk

  .  Interest rate risk

In addition, investments in emerging markets include all of the risks of investments in foreign securities and are subject to severe price declines. The economic and political structures of developing nations, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity. Such countries may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners and economies based on only a few industries. For these reasons, all of the risks of investing in foreign securities are heightened by investing in emerging markets countries. The markets of developing countries have been more volatile than the markets of developed countries with more mature economies. These markets often have provided significantly higher or lower rates of return than developed markets, and significantly greater risks, to investors.

PAST PERFORMANCE:


As of the date of this Prospectus, the Portfolio had not commenced operations. No performance information is currently available. For information on Templeton Global Advisors Limited's prior performance with a comparable fund, see page 142.


FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are estimated for the year ended December 31, 2008 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                          Class A Class B
---------------------------------------------------------
Management Fee                             0.70%   0.70%
---------------------------------------------------------
12b-1 Fees                                 None    0.25%
---------------------------------------------------------
Other Expenses                             0.34%   0.34%
---------------------------------------------------------
Total Annual Portfolio Operating Expenses
 Before Expense Waiver                     1.04%   1.29%
---------------------------------------------------------
Contractual Expense Waiver*                0.24%   0.24%
---------------------------------------------------------
Total Annual Portfolio Operating Expenses
 After Expense Waiver                      0.80%   1.05%
---------------------------------------------------------

        * The Manager and the Trust have entered into an Expense Limitation Agreement whereby the total Annual Portfolio Operating Expenses for the Class A and Class B shares of the Portfolio will not exceed 0.80% and 1.05%, respectively, for the period ended April 30, 2009 and in any year in which the Agreement is in effect. Under certain circumstances, any fees waived or expenses reimbursed by the Manager may, with the approval of the Trust's Board of Trustees, be repaid to the Manager.

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same and that all expense limitations remain in effect only for the period ended April 30, 2009. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.


 PORTFOLIO MANAGEMENT:


..  Templeton Global Advisors Limited see page 142

EXAMPLE OF PORTFOLIO EXPENSES

        Class A  Class B
-------------------------
1 Year  $     82 $    108
-------------------------
3 Years $    308 $    388
-------------------------

                    THIRD AVENUE SMALL CAP VALUE PORTFOLIO

INVESTMENT OBJECTIVE:

Long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGY:


The Portfolio seeks to achieve its objective by investing at least 80% of its assets in a portfolio of equity securities of companies having market capitalizations within the range of capitalizations of companies in the Russell 2000 Index, the S&P SmallCap 600 Index or the Dow Jones Wilshire U.S. Small-Cap Index at the time of the investment, during the most recent 12-month period (based on month-end data). The Portfolio may continue to hold or buy additional stock in a company that exceeds this range if the stock remains attractive. The Portfolio may also invest up to 35% of its total assets in foreign securities.

The Portfolio adheres to a strict value discipline in selecting investments. The Portfolio's Adviser identifies investment opportunities through intensive research of individual companies and generally does not focus on stock market conditions and other macro factors. The Portfolio may seek investments in the securities of companies in industries that are temporarily depressed. The Portfolio follows a strategy of "buy and hold." The Portfolio will generally sell an investment only when there has been a fundamental change in the business or capital structure of the company which significantly affects the investment's inherent value or when the Adviser believes that the market value of an investment is overpriced relative to its intrinsic value.


PRIMARY RISKS:


The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail starting on page 105, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:


  .  Market risk

  .  Market capitalization risk

  .  Investment style risk

  .  Foreign investment risk


In addition, investments in emerging markets include all of the risks of investments in foreign securities and are subject to severe price declines. The economic and political structures of developing nations, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity. Such countries may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners and economies based on only a few industries. For these reasons, all of the risks of investing in foreign securities are heightened by investing in emerging markets countries. The markets of developing countries have been more volatile than the markets of developed countries with more mature economies. These markets often have provided significantly higher or lower rates of return than developed markets, and significantly greater risks, to investors.

 PORTFOLIO MANAGEMENT:


..  Third Avenue Management LLC see page 143

..  For financial highlights see page 204



PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.




The bar chart below shows you the performance of the Portfolio's Class B shares for each full calendar year since its inception and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart.

                                     [CHART]

        Year-by-Year Total Return as of 12/31 of Each Year

             03      04      05      06      07
           ------  ------  ------  ------  ------
           41.41%  26.50%  15.48%  13.13%  -3.02

          High Quarter:   2nd - 2003      +18.25%
          Low Quarter     4th - 2007       -5.37%


The table below compares the Portfolio's Class A and Class B shares' average annual compounded total returns for the 1- and 5-year periods and from inception through 12/31/07 with the Russell 2000 Value Index, an unmanaged index that measures the stock performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values, and the Dow Jones Wilshire U.S. Small-Cap Index, a subset of the Dow Jones Wilshire 5000. The Dow Jones Wilshire U.S. Small-Cap Index represents a float adjusted, market capitalization-weighted portfolio of the next 1,750 largest stocks--from 751 to 2,500 by market capitalization in the Dow Jones Wilshire 5000 at March 31 and September 30 of each year. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.



     Average Annual Total Return as of 12/31/07
----------------------------------------------------
                                   Since   Inception
                   1 Year 5 Year Inception   Date
------------------ ------ ------ --------- ---------
Class A            -2.79% 18.03%   12.05%   5/1/02
Class B            -3.02% 17.78%   11.81%   5/1/02
Russell 2000 Value
 Index             -9.78% 15.80%    8.96%*
Dow Jones Wilshire
 Small-Cap Index    1.90% 17.90%   10.94%*
* Index performance is from 5/1/02.

FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2007, and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)



                                          Class A Class B
---------------------------------------------------------
Management Fee                             0.73%   0.73%
---------------------------------------------------------
12b-1 Fees                                 None    0.25%
---------------------------------------------------------
Other Expenses                             0.03%   0.03%
---------------------------------------------------------
Total Annual Portfolio Operating Expenses  0.76%   1.01%
---------------------------------------------------------



EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES



         Class A  Class B
--------------------------
1 Year   $     78 $    104
--------------------------
3 Years  $    244 $    323
--------------------------
5 Years  $    424 $    560
--------------------------
10 Years $    945 $  1,241
--------------------------

                        TURNER MID CAP GROWTH PORTFOLIO


INVESTMENT OBJECTIVE:

Capital appreciation.

PRINCIPAL INVESTMENT STRATEGY:


The Portfolio invests primarily (at least 80% of its net assets) in common stocks and other equity securities of U.S. companies with medium market capitalizations that the Portfolio's Adviser believes have strong earnings growth potential. Midcap companies are defined for this purpose as companies with market capitalizations at the time of purchase in the range of those market capitalizations of companies included in the Russell Midcap Growth Index ("Midcap Growth Index"). These securities may be traded over the counter or listed on an exchange. It is not expected that the Portfolio will own a substantial amount of securities that pay dividends.

The Portfolio invests in securities of companies that are diversified across economic sectors, and attempts to maintain sector concentrations that approximate those of the Midcap Growth Index. Investment exposure is generally limited to 5% of assets in any single issuer, subject to exceptions for the most heavily-weighted securities in the Midcap Growth Index.

The Adviser pursues a bottom-up strategy that blends quantitative and qualitative analysis to find growth companies with superior earnings prospects, reasonable valuations, and favorable trading-volume and price patterns.


PRIMARY RISKS:


The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail starting on page 105, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:


  .  Market risk

  .  Market capitalization risk

  .  Investment style risk

PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

The bar chart below shows you the performance of the Portfolio's Class B shares for each full calendar year since its inception and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart.

                                     [CHART]

        Year-by-Year Total Return as of 12/31 of Each Year

                   05        06       07
                 ------    ------   ------
                 11.36%     6.07%   24.15%

          High Quarter:   1st - 2006      +11.75%
          Low Quarter:     2nd - 2006       -6.87%


The table below compares the Portfolio's Class A and Class B shares' average annual compounded total returns for the 1-year period and from inception through 12/31/07 with the Russell Midcap Growth Index, an unmanaged index that measures the performance of those Russell mid cap companies with higher price-to-book ratios and higher forecasted growth values. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.



     Average Annual Total Return as of 12/31/07
-----------------------------------------------------
                                    Since   Inception
                           1 Year Inception   Date
-------------------------- ------ --------- ---------
Class A                    24.49%   14.78%   5/1/04
Class B                    24.15%   14.53%   5/1/04
RussellMidcap Growth Index 11.43%   13.03%*
* Index performance is from 4/30/04.



FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2007 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.



 PORTFOLIO MANAGEMENT:


..  Turner Investment Partners, Inc. see page 143

..  For financial highlights see page 206

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)



                                          Class A Class B
---------------------------------------------------------
Management Fee                             0.77%   0.77%
---------------------------------------------------------
12b-1 Fees                                 None    0.25%
---------------------------------------------------------
Other Expenses                             0.06%   0.06%
---------------------------------------------------------
Total Annual Portfolio Operating Expenses  0.83%   1.08%
---------------------------------------------------------



EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES



         Class A  Class B
--------------------------
1 Year   $     85 $    111
--------------------------
3 Years  $    266 $    345
--------------------------
5 Years  $    462 $    598
--------------------------
10 Years $  1,029 $  1,323
--------------------------

                         VAN KAMPEN COMSTOCK PORTFOLIO

INVESTMENT OBJECTIVE:

Capital growth and income.

PRINCIPAL INVESTMENT STRATEGY:


Under normal market conditions, the Adviser seeks to achieve the Portfolio's investment objective by investing in equity securities, consisting principally of common stocks. Under normal market conditions, the Portfolio invests at least 80% of its net assets in common stocks at the time of investment. The Portfolio may also invest in preferred stocks, indexed securities and securities convertible into common and preferred stocks.

In selecting securities for investment, the Portfolio focuses primarily on the security's potential for capital growth and income. The Portfolio emphasizes a value style of investing seeking well-established, undervalued companies that are believed by the Adviser to possess the potential for capital growth and income. The Portfolio's Adviser generally seeks to identify companies that are undervalued and have identifiable factors that might lead to improved valuations. This catalyst could come from within the company in the form of new management, operational enhancements, restructuring or reorganization. It could also be an external factor, such as an improvement in industry conditions or a regulatory change.

The Portfolio may invest in issuers of any size, although the Adviser focuses on companies with a market capitalization in excess of $2 billion.

The Portfolio may invest up to 25% of its net assets in securities of foreign issuers (including issuers in emerging market countries). In addition, the Portfolio may purchase and sell certain derivative instruments, such as options, futures contracts and options on futures contracts, for various portfolio management purposes, including to earn income, facilitate portfolio management and mitigate risks.


PRIMARY RISKS:


The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail starting on page 105, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:


  .  Market risk

  .  Market capitalization risk

  .  Foreign investment risk

  .  Investment style risk

In addition, investments in emerging markets include all of the risks of investments in foreign securities and are subject to severe price declines. The economic and political structures of developing nations, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity. Such countries may have relatively unstable governments, immature economic structures,

 PORTFOLIO MANAGEMENT:


..  Morgan Stanley Investment Management, Inc. d/b/a Van Kampen see page 144

..  For financial highlights see page 208


national policies restricting investments by foreigners and economies based on only a few industries. For these reasons, all of the risks of investing in foreign securities are heightened by investing in emerging market countries. The markets of developing countries have been more volatile than the markets of developed countries with more mature economies. These markets often have provided significantly higher or lower rates of return than developed markets, and significantly greater risks, to investors.

The Portfolio's investments in derivatives can significantly increase the Portfolio's exposure to market risk or credit risk of the counterparty. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the relevant assets, rates and indices.

PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.




The bar chart below shows you the performance of the Portfolio's Class B shares for each full calendar year since its inception and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart.

                             Year-by-Year Total Return as of 12/31

                                    [CHART]

                                06        07
                              ------    ------
                              16.05%    -2.49%

                         High Quarter:       4th - 2006           +6.05%
                         Low Quarter:        4th - 2007           -6.11%

The table below compares the Portfolio's Class A and Class B shares' average annual compounded total returns for the 1-year period and from inception through 12/31/07 with the S&P 500 Index, a widely recognized unmanaged index that measures the stock performance of 500 large- and medium-sized companies and is often used to indicate the performance of the overall stock market, and the Russell 1000 Value Index, an unmanaged index that measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.



    Average Annual Total Return as of 12/31/07
---------------------------------------------------
                                  Since   Inception
                         1 Year Inception   Date
------------------------ ------ --------- ---------
Class A                  -2.31%    7.20%   5/2/05
Class B                  -2.49%    6.95%   5/2/05
S&P 500 Index             5.49%   11.44%*
Russell 1000 Value Index -0.17%   11.26%*
* Index performance is from 4/30/05.



For information on Van Kampen's prior performance with comparable accounts, see page 144.

FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2007, and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets).



                                          Class A Class B
---------------------------------------------------------
Management Fee                             0.58%   0.58%
---------------------------------------------------------
12b-1 Fees                                 None    0.25%
---------------------------------------------------------
Other Expenses                             0.03%   0.03%
---------------------------------------------------------
Total Annual Portfolio Operating Expenses  0.61%   0.86%
---------------------------------------------------------



EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES



         Class A  Class B
--------------------------
1 Year   $     63 $     88
--------------------------
3 Years  $    196 $    275
--------------------------
5 Years  $    341 $    479
--------------------------
10 Years $    764 $  1,064
--------------------------

PRIMARY RISKS OF INVESTING IN THE PORTFOLIOS


One or more of the following primary risks may apply to your Portfolio. Please see the Investment Summary for your particular Portfolio to determine which risks apply and for a discussion of other risks that may apply to the Portfolio. Please note that there are many other circumstances that could adversely affect your investment and prevent a Portfolio from reaching its objective, which are not described here. PLEASE NOTE THAT WITH RESPECT TO THE MET/FRANKLIN TEMPLETON FOUNDING STRATEGY PORTFOLIO, ALL REFERENCES TO THE "PORTFOLIO" BELOW REFER TO THE INVESTMENTS BY ITS UNDERLYING PORTFOLIOS.


MARKET RISK


A Portfolio's share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including disappointing corporate earnings, adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or a company may deteriorate. In addition, an assessment by a Portfolio's Adviser of particular companies may prove incorrect, resulting in losses or poor performance by those holdings, even in a rising market. A Portfolio could also miss attractive investment opportunities if its Adviser underweights markets or industries where there are significant returns, and could lose value if the Adviser overweights markets or industries where there are significant declines.


Stocks purchased in initial public offerings (IPOs) have a tendency to fluctuate in value significantly shortly after the IPO relative to the price at which they were purchased. These fluctuations could impact the net asset value and return earned on the Portfolio's shares.

INTEREST RATE RISK

The values of debt securities are subject to change when prevailing interest rates change. When interest rates go up, the value of debt securities and certain dividend paying stocks tends to fall. If your Portfolio invests a significant portion of its assets in debt securities or stocks purchased primarily for dividend income and interest rates rise, then the value of your investment may decline. Alternatively, when interest rates go down, the value of debt securities and certain dividend paying stocks may rise.

Interest rate risk will affect the price of a fixed income security more if the security has a longer maturity because changes in interest rates are increasingly difficult to predict over longer periods of time. Fixed income securities with longer maturities will therefore be more volatile than other fixed income securities with shorter maturities. Conversely, fixed income securities with shorter maturities will be less volatile but generally provide lower returns than fixed income securities with longer maturities. The average maturity and duration of a Portfolio's fixed income investments will affect the volatility of the Portfolio's share price.

CREDIT RISK

The value of debt securities is directly affected by an issuer's ability to pay principal and interest on time. If your Portfolio invests in debt securities, the value of your investment may be adversely affected when an issuer fails to pay an obligation on a timely basis. A Portfolio may also be subject to credit risk to the extent it engages in transactions, such as securities loans, repurchase agreements or certain derivatives, which involve a promise by a third party to honor an obligation to the Portfolio. Such third party may be unwilling or unable to honor its financial obligations.

HIGH YIELD DEBT SECURITY RISK

High yield debt securities, or junk bonds, are securities which are rated below "investment grade" or are not rated, but are of equivalent quality. High yield debt securities range from those for which the prospect for repayment of principal and interest is predominantly speculative to those which are currently in default on principal or interest payments. A Portfolio with high yield debt securities may be more susceptible to credit risk and market risk than a Portfolio that invests only in higher quality debt securities because these lower-rated debt securities are less secure financially and more sensitive to downturns in the economy. In addition, the secondary market for such securities may not be as liquid as that for more highly rated debt securities. As a result, a Portfolio's Adviser may find it more difficult to sell these securities or may have to sell them at lower prices.

You should understand that high yield securities are not generally meant for short-term investing. When a Portfolio invests in high yield securities it generally seeks to receive a correspondingly higher return to compensate it for the additional credit risk and market risk it has assumed.

FOREIGN INVESTMENT RISK

Investments in foreign securities involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject:

  . These risks may include the seizure by the government of company assets, excessive taxation, withholding taxes on dividends and interest, limitations on the use or transfer of portfolio assets, and political or social instability.

  . Enforcing legal rights may be difficult, costly and slow in foreign countries, and there may be special problems enforcing claims against foreign governments.

  . Foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there may be less public information about their operations.

  .  Foreign markets may be less liquid and more volatile than U.S. markets.

  . Foreign securities often trade in currencies other than the U.S. dollar, and a Portfolio may directly hold foreign currencies and purchase and sell foreign currencies. Changes in currency exchange rates will affect a Portfolio's net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of foreign securities. An increase in the strength of the U.S. dollar relative to these other currencies may cause the value of a Portfolio to decline. Certain foreign currencies may be particularly volatile, and foreign governments may intervene in the currency markets, causing a decline in value or liquidity of a Portfolio's foreign currency or securities holdings.

  . Costs of buying, selling and holding foreign securities, including brokerage, tax and custody costs, may be higher than those involved in domestic transactions.

MARKET CAPITALIZATION RISK

Stocks fall into three broad market capitalization categories--large, medium and small. Investing primarily in one category carries the risk that due to current market conditions that category may be out of favor. If valuations of large capitalization companies appear to be greatly out of proportion to the valuations of small or medium capitalization companies, investors may migrate to the stocks of small and mid-sized companies causing a Portfolio that invests in these companies to increase in value more rapidly than a Portfolio that invests in larger, fully-valued companies. Larger more established companies may also be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion. Investing in medium and small capitalization companies may be subject to special risks associated with narrower product lines, more limited financial resources, smaller management groups, and a more limited trading market for their stocks as compared with larger companies. Securities of smaller capitalization issuers may therefore be subject to greater price volatility and may decline more significantly in market downturns than securities of larger companies. In some cases, these companies may be relatively new issuers (I.E., those having continuous operating histories of less than three years) which carries other risks in addition to the risks of other medium and small capitalization companies. New issuers may be more speculative because such companies are relatively unseasoned. These companies will often be involved in the development or marketing of a new product with no established market, which could lead to significant losses.

INVESTMENT STYLE RISK

Different investment styles tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. A Portfolio may outperform or underperform other funds that employ a different investment style. A Portfolio may also employ a combination of styles that impact its risk characteristics. Examples of different investment styles include growth and value investing. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's growth of earnings potential. Also, since growth companies usually invest a high portion of earnings in their business, growth stocks may lack the dividends of some value stocks that can cushion stock prices in a falling market. Growth oriented funds will typically underperform when value investing is in favor. Value stocks are those which are undervalued in comparison to their peers due to adverse business developments or other factors. Value investing carries the risk that the market will not recognize a security's inherent value for a long time, or that a stock judged to be undervalued may actually be appropriately priced or overvalued. Value oriented funds will typically underperform when growth investing is in favor.

REAL ESTATE INVESTMENT RISK

Although the Portfolio will not invest in real estate directly, it may concentrate its assets in the real estate industry or may invest in securities related to the real estate industry, so your investment in the Portfolio will be closely linked to or may be impacted by the performance of the real estate markets. Property values may decrease due to increasing vacancies or declining rents resulting from unanticipated economic, legal, cultural or technological developments or because of overbuilding or lack of mortgage funds. The value of an individual property may also decline because of environmental liabilities or losses due to casualty or condemnation.

Because of this concentration in or potential exposure to the real estate industry, the value of the Portfolio's shares may change at different rates compared to the value of shares of a mutual fund with investments in a mix of different industries.

The Portfolio may at times be more concentrated in particular sub-sectors of the real estate business--e.g. apartments, retail, hotels, offices, industrial, health care, etc. As such, its performance would be especially sensitive to developments that significantly affected those businesses.

In addition, Equity REITs may be affected by changes in the value of the underlying property they own, while Mortgage REITs may be affected by the quality of any credit they extend. Equity and Mortgage REITs are dependent upon management skills and are subject to heavy cash flow dependency, defaults by borrowers, self-liquidation and the possibility of failing to qualify for tax-free pass through of income under the Internal Revenue Code of 1986, and to maintain exemption from the Investment Company Act of 1940, as amended (the "1940 Act"). In the event an issuer of debt securities collateralized by real estate defaults, it is conceivable that the REIT could end up holding the underlying real estate.

ADDITIONAL INVESTMENT STRATEGIES


In addition to the principal investment strategies discussed in each individual Portfolio's Investment Summary, a Portfolio (or an Underlying Portfolio, in the case of the Met/Franklin Templeton Founding Strategy Portfolio), as indicated in the chart below, may at times invest a portion of its assets in the investment strategies and may engage in certain investment techniques as described below. The SAI provides a more detailed discussion of certain of these and other securities and indicates if a Portfolio is subject to any limitations with respect to a particular investment strategy. These strategies and techniques may involve risks. ALTHOUGH A PORTFOLIO THAT IS NOT IDENTIFIED BELOW IN CONNECTION WITH A PARTICULAR STRATEGY OR TECHNIQUE GENERALLY HAS THE ABILITY TO ENGAGE IN SUCH A TRANSACTION, ITS ADVISER (OR THE UNDERLYING PORTFOLIO'S ADVISER IN THE CASE OF MET/FRANKLIN TEMPLETON FOUNDING STRATEGY PORTFOLIO) CURRENTLY INTENDS TO INVEST LITTLE, IF ANY, OF THE PORTFOLIO'S ASSETS IN THAT STRATEGY OR TECHNIQUE. (PLEASE NOTE THAT SOME OF THESE STRATEGIES MAY BE A PRINCIPAL INVESTMENT STRATEGY FOR A PARTICULAR PORTFOLIO AND CONSEQUENTLY ARE ALSO DESCRIBED IN THAT PORTFOLIO'S INVESTMENT SUMMARY.) The Portfolios (or Underlying Portfolios in the case of the Met/Franklin Templeton Founding Strategy Portfolio) are not limited by this discussion and may invest in other types of securities not precluded by the policies discussed elsewhere in this Prospectus.

                                                                  CLARION              MET/     GOLDMAN
                                             MET/AIM              GLOBAL     MET/    FRANKLIN    SACHS      HARRIS
                                            SMALL CAP BLACKROCK    REAL    FRANKLIN   MUTUAL    MID CAP     OAKMARK
                                             GROWTH   HIGH YIELD  ESTATE    INCOME    SHARES     VALUE   INTERNATIONAL
                                            PORTFOLIO PORTFOLIO  PORTFOLIO PORTFOLIO PORTFOLIO PORTFOLIO   PORTFOLIO
BRADY BONDS
----------------------------------------------------------------------------------------------------------------------
COLLATERALIZED MORTGAGE OBLIGATIONS                       X
----------------------------------------------------------------------------------------------------------------------
CONVERTIBLE SECURITIES                          X         X          X         X         X         X
----------------------------------------------------------------------------------------------------------------------
DEPOSITARY RECEIPTS                             X                              X         X         X           X
----------------------------------------------------------------------------------------------------------------------
DERIVATIVES:
----------------------------------------------------------------------------------------------------------------------
OPTIONS                                         X         X                    X         X
----------------------------------------------------------------------------------------------------------------------
FUTURES                                         X         X                              X
----------------------------------------------------------------------------------------------------------------------
DIRECT PARTICIPATION IN CORPORATE LOANS                   X                    X         X
----------------------------------------------------------------------------------------------------------------------
DOLLAR ROLL TRANSACTIONS                                  X                                                    X
----------------------------------------------------------------------------------------------------------------------
FOREIGN CURRENCY TRANSACTIONS                             X          X                   X                     X
----------------------------------------------------------------------------------------------------------------------
FOREIGN DEBT SECURITIES                                   X
----------------------------------------------------------------------------------------------------------------------
FOREIGN EQUITY SECURITIES                       X         X                                        X           X
----------------------------------------------------------------------------------------------------------------------
FORWARD COMMITMENTS, WHEN-ISSUED AND
DELAYED DELIVERY SECURITIES                               X
----------------------------------------------------------------------------------------------------------------------
HIGH QUALITY SHORT-TERM DEBT OBLIGATIONS
INCLUDING BANKERS' ACCEPTANCES,
COMMERCIAL PAPER AND CERTIFICATES OF
DEPOSIT ISSUED OR GUARANTEED BY BANK
HOLDING COMPANIES IN THE U.S., THEIR
SUBSIDIARIES AND FOREIGN BRANCHES OR OF THE
WORLD BANK; VARIABLE AMOUNT MASTER
DEMAND NOTES AND VARIABLE RATE NOTES
ISSUED BY U.S. AND FOREIGN CORPORATIONS         X         X                              X
----------------------------------------------------------------------------------------------------------------------
HIGH YIELD/HIGH RISK DEBT SECURITIES                      X                    X         X
----------------------------------------------------------------------------------------------------------------------
HYBRID INSTRUMENTS
----------------------------------------------------------------------------------------------------------------------
ILLIQUID AND RESTRICTED SECURITIES                        X          X         X         X         X
----------------------------------------------------------------------------------------------------------------------
INDEXED SECURITIES                                        X                                        X
----------------------------------------------------------------------------------------------------------------------
INTEREST RATE TRANSACTIONS                                X
----------------------------------------------------------------------------------------------------------------------
INVESTMENT GRADE DEBT SECURITIES                          X
----------------------------------------------------------------------------------------------------------------------
INVESTMENTS IN OTHER INVESTMENT COMPANIES
INCLUDING PASSIVE FOREIGN INVESTMENT
COMPANIES                                                                                X         X           X
----------------------------------------------------------------------------------------------------------------------
MORTGAGE-BACKED SECURITIES, INCLUDING
GNMA CERTIFICATES, MORTGAGE-BACKED
BONDS                                                     X                    X
----------------------------------------------------------------------------------------------------------------------
MUNICIPAL SECURITIES
----------------------------------------------------------------------------------------------------------------------
NON-MORTGAGE ASSET-BACKED SECURITIES                      X                    X
----------------------------------------------------------------------------------------------------------------------
PIK (PAY-IN-KIND) DEBT SECURITIES AND ZERO-
COUPON BONDS                                              X                    X
----------------------------------------------------------------------------------------------------------------------
PREFERRED STOCKS                                X         X          X                             X
----------------------------------------------------------------------------------------------------------------------
REAL ESTATE INVESTMENT TRUSTS                   X                    X         X         X         X
----------------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS                                     X                                                    X
----------------------------------------------------------------------------------------------------------------------
REVERSE REPURCHASE AGREEMENTS                             X
----------------------------------------------------------------------------------------------------------------------
RIGHTS AND WARRANTS                                       X          X                   X                     X
----------------------------------------------------------------------------------------------------------------------
SECURITIES LOANS                                X         X                                        X           X
----------------------------------------------------------------------------------------------------------------------
SHORT SALES (AGAINST THE BOX)                             X
----------------------------------------------------------------------------------------------------------------------
STRUCTURED NOTES                                                               X
----------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT SECURITIES                      X         X                    X         X         X
----------------------------------------------------------------------------------------------------------------------

                                                              LEGG                                    LORD
                                                             MASON      LEGG     LOOMIS     LORD     ABBETT     LORD
                                                            PARTNERS    MASON    SAYLES    ABBETT    GROWTH    ABBETT
                                                  LAZARD   AGGRESSIVE   VALUE    GLOBAL     BOND       AND     MID CAP
                                                  MID CAP    GROWTH    EQUITY    MARKETS  DEBENTURE  INCOME     VALUE
                                                 PORTFOLIO PORTFOLIO  PORTFOLIO PORTFOLIO PORTFOLIO PORTFOLIO PORTFOLIO
BRADY BONDS                                                                         X
-----------------------------------------------------------------------------------------------------------------------
COLLATERALIZED MORTGAGE OBLIGATIONS                                                 X         X
-----------------------------------------------------------------------------------------------------------------------
CONVERTIBLE SECURITIES                               X         X          X         X         X         X         X
-----------------------------------------------------------------------------------------------------------------------
DEPOSITARY RECEIPTS                                  X         X          X         X         X         X         X
-----------------------------------------------------------------------------------------------------------------------
DERIVATIVES:
-----------------------------------------------------------------------------------------------------------------------
OPTIONS                                              X         X                    X
-----------------------------------------------------------------------------------------------------------------------
FUTURES                                              X                              X
-----------------------------------------------------------------------------------------------------------------------
DIRECT PARTICIPATION IN CORPORATE LOANS                                             X         X
-----------------------------------------------------------------------------------------------------------------------
DOLLAR ROLL TRANSACTIONS                                                            X
-----------------------------------------------------------------------------------------------------------------------
FOREIGN CURRENCY TRANSACTIONS                                  X                    X
-----------------------------------------------------------------------------------------------------------------------
FOREIGN DEBT SECURITIES                                        X                    X         X
-----------------------------------------------------------------------------------------------------------------------
FOREIGN EQUITY SECURITIES                            X         X                    X         X         X         X
-----------------------------------------------------------------------------------------------------------------------
FORWARD COMMITMENTS, WHEN-ISSUED AND
DELAYED DELIVERY SECURITIES                                    X                    X         X
-----------------------------------------------------------------------------------------------------------------------
HIGH QUALITY SHORT-TERM DEBT OBLIGATIONS
INCLUDING BANKERS' ACCEPTANCES, COMMERCIAL
PAPER AND CERTIFICATES OF DEPOSIT ISSUED OR
GUARANTEED BY BANK HOLDING COMPANIES IN THE
U.S., THEIR SUBSIDIARIES AND FOREIGN BRANCHES OR
OF THE WORLD BANK; VARIABLE AMOUNT MASTER
DEMAND NOTES AND VARIABLE RATE NOTES ISSUED
BY U.S. AND FOREIGN CORPORATIONS                     X         X                    X         X
-----------------------------------------------------------------------------------------------------------------------
HIGH YIELD/HIGH RISK DEBT SECURITIES                           X          X         X         X
-----------------------------------------------------------------------------------------------------------------------
HYBRID INSTRUMENTS                                             X                    X
-----------------------------------------------------------------------------------------------------------------------
ILLIQUID AND RESTRICTED SECURITIES                             X                    X
-----------------------------------------------------------------------------------------------------------------------
INDEXED SECURITIES                                             X                    X
-----------------------------------------------------------------------------------------------------------------------
INTEREST RATE TRANSACTIONS                                                          X
-----------------------------------------------------------------------------------------------------------------------
INVESTMENT GRADE DEBT SECURITIES                               X          X         X         X
-----------------------------------------------------------------------------------------------------------------------
INVESTMENTS IN OTHER INVESTMENT COMPANIES
INCLUDING PASSIVE FOREIGN INVESTMENT
COMPANIES                                                      X
-----------------------------------------------------------------------------------------------------------------------
MORTGAGE-BACKED SECURITIES, INCLUDING GNMA
CERTIFICATES, MORTGAGE-BACKED BONDS                                                 X         X
-----------------------------------------------------------------------------------------------------------------------
MUNICIPAL SECURITIES                                                                X
-----------------------------------------------------------------------------------------------------------------------
NON-MORTGAGE ASSET-BACKED SECURITIES                                                X
-----------------------------------------------------------------------------------------------------------------------
PIK (PAY-IN-KIND) DEBT SECURITIES AND ZERO-
COUPON BONDS                                                   X                    X         X
-----------------------------------------------------------------------------------------------------------------------
PREFERRED STOCKS                                     X         X          X         X         X         X         X
-----------------------------------------------------------------------------------------------------------------------
REAL ESTATE INVESTMENT TRUSTS                        X         X          X         X
-----------------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS                                                               X         X         X         X
-----------------------------------------------------------------------------------------------------------------------
REVERSE REPURCHASE AGREEMENTS                                                       X         X         X         X
-----------------------------------------------------------------------------------------------------------------------
RIGHTS AND WARRANTS                                            X                    X         X         X         X
-----------------------------------------------------------------------------------------------------------------------
SECURITIES LOANS                                     X         X                    X         X         X         X
-----------------------------------------------------------------------------------------------------------------------
SHORT SALES (AGAINST THE BOX)                                                       X
-----------------------------------------------------------------------------------------------------------------------
STRUCTURED NOTES                                                                    X
-----------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT SECURITIES                           X         X                              X
-----------------------------------------------------------------------------------------------------------------------

                                                  MFS(R)                                PIMCO
                                                 EMERGING     MFS(R)     OPPENHEIMER  INFLATION   PIMCO
                                                  MARKETS    RESEARCH      CAPITAL    PROTECTED   TOTAL      RCM
                                                  EQUITY   INTERNATIONAL APPRECIATION   BOND     RETURN   TECHNOLOGY
                                                 PORTFOLIO   PORTFOLIO    PORTFOLIO   PORTFOLIO PORTFOLIO PORTFOLIO
BRADY BONDS                                          X                                    X         X
--------------------------------------------------------------------------------------------------------------------
COLLATERALIZED MORTGAGE OBLIGATIONS                                                       X         X
--------------------------------------------------------------------------------------------------------------------
CONVERTIBLE SECURITIES                               X           X            X           X         X
--------------------------------------------------------------------------------------------------------------------
DEPOSITARY RECEIPTS                                  X           X            X           X         X         X
--------------------------------------------------------------------------------------------------------------------
DERIVATIVES:
--------------------------------------------------------------------------------------------------------------------
OPTIONS                                              X           X            X           X         X         X
--------------------------------------------------------------------------------------------------------------------
FUTURES                                              X           X            X           X         X         X
--------------------------------------------------------------------------------------------------------------------
DIRECT PARTICIPATION IN CORPORATE LOANS                                                   X         X
--------------------------------------------------------------------------------------------------------------------
DOLLAR ROLL TRANSACTIONS                                                                  X         X
--------------------------------------------------------------------------------------------------------------------
FOREIGN CURRENCY TRANSACTIONS                        X           X                        X         X         X
--------------------------------------------------------------------------------------------------------------------
FOREIGN DEBT SECURITIES                              X           X                        X         X
--------------------------------------------------------------------------------------------------------------------
FOREIGN EQUITY SECURITIES                            X           X            X                               X
--------------------------------------------------------------------------------------------------------------------
FORWARD COMMITMENTS, WHEN-ISSUED AND
DELAYED DELIVERY SECURITIES                          X           X                        X         X
--------------------------------------------------------------------------------------------------------------------
HIGH QUALITY SHORT-TERM DEBT OBLIGATIONS
INCLUDING BANKERS' ACCEPTANCES, COMMERCIAL
PAPER AND CERTIFICATES OF DEPOSIT ISSUED OR
GUARANTEED BY BANK HOLDING COMPANIES IN THE
U.S., THEIR SUBSIDIARIES AND FOREIGN BRANCHES OR
OF THE WORLD BANK; VARIABLE AMOUNT MASTER
DEMAND NOTES AND VARIABLE RATE NOTES ISSUED BY
U.S. AND FOREIGN CORPORATIONS                                    X            X           X         X
--------------------------------------------------------------------------------------------------------------------
HIGH YIELD/HIGH RISK DEBT SECURITIES                                                      X         X
--------------------------------------------------------------------------------------------------------------------
HYBRID INSTRUMENTS                                                                        X         X         X
--------------------------------------------------------------------------------------------------------------------
ILLIQUID AND RESTRICTED SECURITIES                   X           X            X           X         X         X
--------------------------------------------------------------------------------------------------------------------
INDEXED SECURITIES                                   X           X                        X         X         X
--------------------------------------------------------------------------------------------------------------------
INTEREST RATE TRANSACTIONS                           X                                    X         X
--------------------------------------------------------------------------------------------------------------------
INVESTMENT GRADE DEBT SECURITIES                                 X                        X         X
--------------------------------------------------------------------------------------------------------------------
INVESTMENTS IN OTHER INVESTMENT COMPANIES
INCLUDING PASSIVE FOREIGN INVESTMENT COMPANIES       X           X                        X         X         X
--------------------------------------------------------------------------------------------------------------------
MORTGAGE-BACKED SECURITIES, INCLUDING GNMA
CERTIFICATES, MORTGAGE-BACKED BONDS                              X                        X         X
--------------------------------------------------------------------------------------------------------------------
MUNICIPAL SECURITIES                                                                      X         X
--------------------------------------------------------------------------------------------------------------------
NON-MORTGAGE ASSET-BACKED SECURITIES                 X                                    X         X
--------------------------------------------------------------------------------------------------------------------
PIK (PAY-IN-KIND) DEBT SECURITIES AND ZERO-
COUPON BONDS                                         X                                    X         X
--------------------------------------------------------------------------------------------------------------------
PREFERRED STOCKS                                     X           X            X           X         X
--------------------------------------------------------------------------------------------------------------------
REAL ESTATE INVESTMENT TRUSTS                        X           X            X           X         X
--------------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS                                X           X            X           X         X         X
--------------------------------------------------------------------------------------------------------------------
REVERSE REPURCHASE AGREEMENTS                                                             X         X         X
--------------------------------------------------------------------------------------------------------------------
RIGHTS AND WARRANTS                                  X           X
--------------------------------------------------------------------------------------------------------------------
SECURITIES LOANS                                                 X            X           X         X         X
--------------------------------------------------------------------------------------------------------------------
SHORT SALES (AGAINST THE BOX)                        X           X                        X         X         X
--------------------------------------------------------------------------------------------------------------------
STRUCTURED NOTES                                                                          X         X
--------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT SECURITIES                           X           X            X           X         X
--------------------------------------------------------------------------------------------------------------------

                                                                 T. ROWE              THIRD
                                                       RAINIER    PRICE     MET/     AVENUE    TURNER      VAN
                                                      LARGE CAP  MID CAP  TEMPLETON SMALL CAP  MID CAP   KAMPEN
                                                       EQUITY    GROWTH    GROWTH     VALUE    GROWTH   COMSTOCK
                                                      PORTFOLIO PORTFOLIO PORTFOLIO PORTFOLIO PORTFOLIO PORTFOLIO
BRADY BONDS
-----------------------------------------------------------------------------------------------------------------
COLLATERALIZED MORTGAGE OBLIGATIONS                                                     X
-----------------------------------------------------------------------------------------------------------------
CONVERTIBLE SECURITIES                                              X         X         X                   X
-----------------------------------------------------------------------------------------------------------------
DEPOSITARY RECEIPTS                                                 X         X         X         X         X
-----------------------------------------------------------------------------------------------------------------
DERIVATIVES:
-----------------------------------------------------------------------------------------------------------------
OPTIONS                                                             X         X                             X
-----------------------------------------------------------------------------------------------------------------
FUTURES                                                             X         X                             X
-----------------------------------------------------------------------------------------------------------------
DIRECT PARTICIPATION IN CORPORATE LOANS
-----------------------------------------------------------------------------------------------------------------
DOLLAR ROLL TRANSACTIONS
-----------------------------------------------------------------------------------------------------------------
FOREIGN CURRENCY TRANSACTIONS                                       X         X         X                   X
-----------------------------------------------------------------------------------------------------------------
FOREIGN DEBT SECURITIES                                             X                   X
-----------------------------------------------------------------------------------------------------------------
FOREIGN EQUITY SECURITIES                                           X                   X         X         X
-----------------------------------------------------------------------------------------------------------------
FORWARD COMMITMENTS, WHEN-ISSUED AND DELAYED
DELIVERY SECURITIES                                                 X
-----------------------------------------------------------------------------------------------------------------
HIGH QUALITY SHORT-TERM DEBT OBLIGATIONS INCLUDING
BANKERS' ACCEPTANCES, COMMERCIAL PAPER AND
CERTIFICATES OF DEPOSIT ISSUED OR GUARANTEED BY BANK
HOLDING COMPANIES IN THE U.S., THEIR SUBSIDIARIES AND
FOREIGN BRANCHES OR OF THE WORLD BANK; VARIABLE
AMOUNT MASTER DEMAND NOTES AND VARIABLE RATE NOTES
ISSUED BY U.S. AND FOREIGN CORPORATIONS                             X         X         X                   X
-----------------------------------------------------------------------------------------------------------------
HIGH YIELD/HIGH RISK DEBT SECURITIES
-----------------------------------------------------------------------------------------------------------------
HYBRID INSTRUMENTS                                                  X
-----------------------------------------------------------------------------------------------------------------
ILLIQUID AND RESTRICTED SECURITIES                                  X         X         X         X
-----------------------------------------------------------------------------------------------------------------
INDEXED SECURITIES                                                                                          X
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INTEREST RATE TRANSACTIONS
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INVESTMENT GRADE DEBT SECURITIES                                    X                   X                   X
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INVESTMENTS IN OTHER INVESTMENT COMPANIES INCLUDING
PASSIVE FOREIGN INVESTMENT COMPANIES                                X                   X                   X
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MORTGAGE-BACKED SECURITIES, INCLUDING GNMA
CERTIFICATES, MORTGAGE-BACKED BONDS                                                     X
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MUNICIPAL SECURITIES
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NON-MORTGAGE ASSET-BACKED SECURITIES
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PIK (PAY-IN-KIND) DEBT SECURITIES AND ZERO-COUPON
BONDS
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PREFERRED STOCKS                                          X         X                   X                   X
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REAL ESTATE INVESTMENT TRUSTS                                       X         X         X         X         X
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REPURCHASE AGREEMENTS                                               X                   X                   X
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REVERSE REPURCHASE AGREEMENTS                                                           X
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RIGHTS AND WARRANTS                                                 X         X                   X         X
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SECURITIES LOANS                                                    X                   X
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SHORT SALES (AGAINST THE BOX)
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STRUCTURED NOTES                                                    X         X
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U.S. GOVERNMENT SECURITIES                                          X         X         X                   X
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BRADY BONDS. Brady Bonds are collateralized or uncollateralized fixed income securities created through the exchange of existing commercial bank loans to public and private entities in certain emerging markets for new bonds in connection with debt restructurings. Brady Bonds have been issued only in the last decade and, accordingly do not have a long payment history. These securities are subject to credit risk and interest rate risk.

COLLATERALIZED MORTGAGE OBLIGATIONS (CMOS). CMOs are fixed income securities secured by mortgage loans and other mortgage-backed securities and are generally considered to be derivatives. CMOs may be issued or guaranteed by the U.S. Government or its agencies or instrumentalities or collateralized by a portfolio of mortgages or mortgage-related securities guaranteed by such an agency or instrumentality or may be non-U.S. Government guaranteed.

CMOs carry general fixed income securities risks, such as credit risk and interest rate risk, and risks associated with mortgage-backed securities, including prepayment risk, which is the risk that the underlying mortgages or other debt may be refinanced or paid off prior to their maturities during periods of declining interest rates. In that case, an Adviser may have to reinvest the proceeds from the securities at a lower rate. Potential market gains on a security subject to prepayment risk may be more limited than potential market gains on a comparable security that is not subject to prepayment risk.

CONVERTIBLE SECURITIES. Convertible securities are preferred stocks or bonds that pay a fixed dividend or interest payment and are convertible into common stock at a specified price or conversion ratio.

Traditionally, convertible securities have paid dividends or interest rates higher than common stocks but lower than nonconvertible securities. They generally participate in the appreciation or depreciation of the underlying stock into which they are convertible, but to a lesser degree. These securities are also subject to market risk, interest rate risk and credit risk.

DEPOSITARY RECEIPTS. Depositary receipts are receipts for shares of a foreign-based corporation that entitle the holder to dividends and capital gains on the underlying security. Receipts include those issued by domestic banks (American Depositary Receipts), foreign banks (Global or European Depositary Receipts), and broker-dealers (depositary shares).

These instruments are subject to market risk and foreign investment risk.

DERIVATIVES. Derivatives are used to limit risk in a Portfolio or to enhance investment return, and have a return tied to a formula based upon an interest rate, index, price of a security, or other measurement. Derivatives include options, futures, forward contracts and related products.

Options are the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price.

Futures are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date.

Forward contracts are contracts to purchase or sell a specified amount of a financial instrument for an agreed upon price at a specified time.

Derivatives may be used to hedge against an opposite position that a Portfolio holds. Any loss generated by the derivatives should be offset by gains in the hedged investment. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains or result in losses or missed opportunities. In addition, derivatives that are used for hedging the Portfolio in specific securities may not fully offset the underlying positions. The counterparty to a derivatives contract also could default. Derivatives that involve leverage could magnify losses.

Derivatives may also be used to maintain a Portfolio's exposure to the market, manage cash flows or to attempt to increase income. Using derivatives for purposes other than hedging is speculative and involves greater risks. In many foreign countries, futures and options markets do not exist or are not sufficiently developed to be effectively used by a Portfolio that invests in foreign securities.

DIRECT PARTICIPATION IN CORPORATE LOANS. By purchasing a loan, the Portfolio acquires some or all of the interest of a bank or other lending institution in a loan to a corporate borrower. Many such loans are secured, and most impose restrictive covenants which must be met by the borrower. These loans are made generally to finance internal growth, mergers, acquisitions, stock repurchases, leveraged buy-outs and other corporate activities. Such loans may be in default at the time of purchase. The Portfolio may also purchase trade or other claims against companies, which generally represent money owed by the company to a supplier of goods or services. These claims may also be purchased at a time when the company is in default. Certain of the loans acquired by a Portfolio may involve revolving credit facilities or other standby financing commitments which obligate the Portfolio to pay additional cash on a certain date or on demand.

The highly leveraged nature of many such loans may make such loans especially vulnerable to adverse changes in economic or market conditions. Loans and other direct investments may not be in the form of securities or may be subject to restrictions on transfer, and only limited opportunities may exist to resell such instruments. As a result, the Portfolio may be unable to sell such investments at an opportune time or may have to resell them at less than fair market value.

DOLLAR ROLL TRANSACTIONS. Mortgage dollar rolls are transactions in which the Portfolio sells securities for delivery in the current month and simultaneously contracts with the same counter-party to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date. During the roll period, the Portfolio loses the right to receive principal (including prepayments of principal) and interest paid on the securities sold. However, the Portfolio would benefit to the extent of any difference between the price received for the securities sold and the lower forward price for the future purchase (often referred to as the "drop") or fee income plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. Unless such benefits exceed the income, capital appreciation and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of the Portfolio compared with what such performance would have been without the use of mortgage dollar rolls. Accordingly, the benefits derived from the use of mortgage dollar rolls depend upon the Adviser's ability to manage mortgage prepayments. There is no assurance that mortgage dollar rolls can be successfully employed. All cash proceeds will be invested in instruments that are permissible investments for the Portfolio.

The Portfolio will maintain until the settlement date the segregation, either on the records of the Adviser or with the Trust's custodian, of cash or other liquid securities in an amount equal to the forward purchase price.

FOREIGN CURRENCY TRANSACTIONS. Foreign currency transactions are entered into for the purpose of hedging against foreign exchange risk arising from the Portfolio's investment or anticipated investment in securities denominated in foreign currencies. The Portfolio also may enter into these contracts for purposes of increasing exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. Foreign currency transactions include the purchase of foreign currency on a spot (or cash) basis, contracts to purchase or sell foreign currencies at a future date (forward contracts), the purchase and sale of foreign currency futures contracts, and the purchase of exchange traded and over-the-counter call and put options on foreign currency futures contracts and on foreign currencies.

These hedging transactions do not eliminate fluctuations in the underlying prices of the securities which the Portfolio owns or intends to purchase or sell. They simply establish a rate of exchange which can be achieved at some future point in time.

Foreign currency exchange rates may fluctuate significantly over short periods of time. A forward foreign currency exchange contract reduces the Portfolio's exposure to changes in the value of the currency it will deliver and increases its exposure to changes in the value of the currency it will exchange into. Contracts to sell foreign currency will limit any potential gain which might be realized by the Portfolio if the value of the hedged currency increases. In the case of forward contracts entered into for the purpose of increasing return, the Portfolio may sustain losses which will reduce its gross income. Forward foreign currency exchange contracts also involve the risk that the party with which the Portfolio enters the contract may fail to perform its obligations to the Portfolio. The purchase and sale of foreign currency futures contracts and the purchase of call and put options on foreign currency futures contracts and on foreign currencies involve certain risks associated with derivatives.

FOREIGN DEBT SECURITIES. Foreign debt securities are issued by foreign corporations and governments. They may include Eurodollar obligations and Yankee bonds.

Foreign debt securities are subject to foreign investment risk, credit risk and interest rate risk. Securities in developing countries are also subject to the additional risks associated with emerging markets.

FOREIGN EQUITY SECURITIES. Foreign equity securities are subject to foreign investment risk in addition to the risks applicable to domestic equity securities, such as market risk.

FORWARD COMMITMENTS, WHEN-ISSUED AND DELAYED DELIVERY SECURITIES. Forward commitments, when-issued and delayed delivery securities generally involve the purchase of a security with payment and delivery at some time in the future--i.e., beyond normal settlement. The Portfolios do not earn interest on such securities until settlement and bear the risk of market value fluctuations in between the purchase and settlement dates. New issues of stocks and bonds, private placements and U.S. Government securities may be sold in this manner.

HIGH QUALITY SHORT-TERM DEBT OBLIGATIONS, INCLUDING BANKERS' ACCEPTANCES, COMMERCIAL PAPER AND CERTIFICATES OF DEPOSIT ISSUED OR GUARANTEED BY BANK HOLDING COMPANIES IN THE U.S., THEIR SUBSIDIARIES AND FOREIGN BRANCHES OR OF THE WORLD BANK; VARIABLE AMOUNT MASTER DEMAND NOTES AND VARIABLE RATE NOTES ISSUED BY U.S. AND FOREIGN CORPORATIONS.

Commercial paper is a short-term debt obligation with a maturity ranging from one to 270 days issued by banks, corporations, and other borrowers to investors seeking to invest idle cash.

Variable amount master demand notes differ from ordinary commercial paper in that they are issued pursuant to a written agreement between the issuer and the holder, their amounts may be increased from time to time by the holder (subject to an agreed maximum) or decreased by the holder or the issuer, they are payable on demand, the rate of interest payable on them varies with an agreed formula and they are typically not rated by a rating agency. Transfer of such notes is usually restricted by the issuer, and there is no secondary trading market for them. Any variable amount master demand note purchased by a Portfolio will be regarded as an illiquid security.

These instruments are subject to credit risk, interest rate risk and foreign investment risk.

HIGH YIELD/HIGH RISK DEBT SECURITIES. High yield/high risk debt securities are securities that are rated below investment grade by the primary rating agencies (e.g., BB or lower by S&P and Ba or lower by Moody's). Other terms commonly used to describe such securities include "lower rated bonds," "noninvestment grade bonds," and "junk bonds."

High yield/high risk debt securities are subject to high yield debt security risk as described in "Primary Risks of Investing in the Portfolios" above.

HYBRID INSTRUMENTS. Hybrid instruments are a form of a derivative and combine the elements of futures contracts or options with those of debt, preferred equity or a depositary instrument. They are often indexed to the price of a commodity, particular currency, or a domestic or foreign debt or equity security index. Examples of hybrid instruments include debt instruments with interest or principal payments or redemption terms determined by reference to the value of a currency or commodity or securities index at a future point in time or preferred stock with dividend rates determined by reference to the value of a currency.

Hybrids may bear interest or pay dividends at below market (or even relatively nominal) rates. Under certain conditions, the redemption value of the instrument could be zero. Hybrids can have volatile prices and limited liquidity and their use by the Portfolio may not be successful.

ILLIQUID AND RESTRICTED SECURITIES. Each Portfolio may invest a portion of its assets in restricted and illiquid securities, which are investments that the Portfolio cannot easily resell within seven days at current value or that have contractual or legal restriction on resale. Restricted securities include those which are not registered under the Securities Act of 1933, as amended (the "1933 Act"), and are purchased directly from the issuer or in the secondary market (private placements).

If the Portfolio buys restricted or illiquid securities it may be unable to quickly resell them or may be able to sell them only at a price below current value or could have difficulty valuing these holdings precisely.

In recent years, however, a large institutional market has developed for certain securities that are not registered under the 1933 Act, including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

INDEXED SECURITIES. A Portfolio may invest in indexed securities whose value is linked to foreign currencies, interest rates, commodities, indices or other financial indicators. Most indexed securities are short to intermediate term fixed income securities whose values at maturity (i.e., principal value) or interest rates rise or fall according to changes in the value of one or more specified underlying instruments. Indexed securities may be positively or negatively indexed (i.e., their principal value or interest rates may increase or decrease if the underlying instrument appreciates), and may have return characteristics similar to direct investments in the underlying instrument or to one or more options on the underlying instrument. Indexed securities may be more volatile than the underlying instrument itself and could involve the loss of all or a portion of the principal amount of, or interest on, the instrument.

INTEREST RATE TRANSACTIONS. Interest rate transactions are hedging transactions such as interest rate swaps and the purchase or sale of interest rate caps and floors. They are used by a Portfolio in an attempt to protect the value of its investments from interest rate fluctuations. Interest rate swaps involve the exchange by the Portfolio with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate floor. The Adviser to the Portfolio enters into these transactions on behalf of the Portfolio primarily to preserve a return or spread on a particular investment or portion of its portfolio or to protect against any increase in the price of securities the Portfolio anticipates purchasing at a later date. The Portfolio will not sell interest rate caps or floors that it does not own.

There is the risk that the Adviser may incorrectly predict the direction of interest rates resulting in losses to the Portfolio.

INVESTMENT GRADE DEBT SECURITIES. Investment grade debt securities are securities rated in one of the four highest rating categories by S&P, Moody's or other nationally recognized rating agency. These securities are subject to interest rate risk and credit risk. Securities rated in the fourth investment category by a nationally recognized rating agency (e.g. BBB by S&P and Baa by Moody's) may have speculative characteristics.

INVESTMENTS IN OTHER INVESTMENT COMPANIES, INCLUDING PASSIVE FOREIGN INVESTMENT COMPANIES. When the Portfolio invests in another investment company, it must bear the management and other fees of the investment company, in addition to its own expenses. As a result, the Portfolio may be exposed to duplicate expenses which could lower its value. Investments in passive foreign investment companies also are subject to foreign investment risk.

Passive foreign investment companies are any foreign corporations which generate certain amounts of passive income or hold certain amounts of assets for the production of passive income. Passive income includes dividends, royalties, rent, and annuities.

MORTGAGE-BACKED SECURITIES, INCLUDING GNMA CERTIFICATES, MORTGAGE-BACKED BONDS AND STRIPPED MORTGAGE-BACKED SECURITIES. Mortgage-backed securities include securities backed by Ginnie Mae and Fannie Mae as well as by private issuers. These securities represent collections (pools) of commercial and residential mortgages. These securities are generally pass-through securities, which means that principal and interest payments on the underlying securities (less servicing fees) are passed through to shareholders on a pro rata basis.

These securities carry general fixed income security risks, such as credit risk and interest rate risk, as well as prepayment risk.

MUNICIPAL SECURITIES. Municipal securities are debt obligations issued by local, state and regional governments that provide interest income that is exempt from federal income tax. These securities are subject to interest rate risk and credit risk.

NON-MORTGAGE ASSET-BACKED SECURITIES. Non-mortgage asset-backed securities include equipment trust certificates and interests in pools of receivables, such as motor vehicle installment purchase obligations and credit card receivables. Such securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in the underlying pools of assets. This means that principal and interest payments on the underlying securities (less servicing fees) are passed through to shareholders on a pro rata basis.

The value of some asset-backed securities may be particularly sensitive to changes in prevailing interest rates, and like other fixed income investments, the ability of the Portfolio to successfully use these instruments may depend in part upon the ability of an Adviser to forecast interest rates and other economic factors correctly.

PIK (PAY-IN-KIND) DEBT SECURITIES AND ZERO-COUPON BONDS. PIK debt securities are debt obligations which provide that the issuer may, at its option, pay interest on such bonds in cash or in the form of additional debt obligations. Such investments benefit the issuer by mitigating its need for cash to meet debt service, but also require a higher rate of return to attract investors who are willing to defer receipt of such cash.

Zero-coupon bonds are bonds that provide for no current interest payment and are sold at a discount. These investments pay no interest in cash to its holder during its life and usually trade at a deep discount from their face or par value. These investments may experience greater volatility in market value due to changes in interest rates than debt obligations which make regular payments of interest. The Portfolio will accrue income on such investments for tax accounting purposes, as required, which is distributable to shareholders and which, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities to satisfy the Portfolio's distribution obligations.

These securities are subject to credit risk and interest rate risk.

PREFERRED STOCKS. Preferred stocks are equity securities that generally pay dividends at a specified rate and have preference over common stock in the payment of dividends and liquidation. Preferred stock generally does not carry voting rights.

Preferred stocks are subject to market risk. In addition, because preferred stocks pay fixed dividends, an increase in interest rates may cause the price of a preferred stock to fall.


REAL ESTATE INVESTMENT TRUSTS. REITs are entities which invest in commercial and other real estate properties. Risks associated with investments in securities of companies in the real estate industry include: decline in the value of real estate; risks related to general and local economic conditions; overbuilding and increased competition; increases in property taxes and operating expenses; changes in zoning laws; casualty or condemnation losses; variations in rental income; changes in neighborhood values; the appeal of properties to tenants; and increases in interest rates. In addition, equity REITs may be affected by changes in the values of the underlying property owned by the trusts, while mortgage REITs may be affected by the quality of credit extended. REITs are dependent upon management skills, may not be diversified and are subject to the risks of financing projects. Such REITs are also subject to heavy cash flow dependency, defaults by borrowers, self liquidation and the possibility of failing to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended (the "Code"), and to maintain exemption from the 1940 Act. In the event an issuer of debt securities collateralized by real estate defaults, it is conceivable that the REITs could end up holding the underlying real estate. The Portfolio, as a shareholder of a REIT, bears a portion of the REIT's annual operating expenses.


REPURCHASE AGREEMENTS. Repurchase agreements involve the purchase of a security by a Portfolio and a simultaneous agreement by the seller (generally a bank or dealer) to repurchase the security from the Portfolio at a specified date or upon demand. This technique offers a method of earning income on idle cash.

Repurchase agreements involve credit risk, i.e., the risk that the seller will fail to repurchase the security, as agreed. In that case, the Portfolio will bear the risk of market value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security.

REVERSE REPURCHASE AGREEMENTS. Reverse repurchase agreements involve the sale of a security by a Portfolio to another party (generally a bank or dealer) in return for cash and an agreement by the Portfolio to buy the security back at a specified price and time.

Reverse repurchase agreements will be used primarily to provide cash to satisfy unusually high redemption requests or for other temporary or emergency purposes. Reverse repurchase agreements are considered a form of borrowing by the Portfolio and, therefore, are a form of leverage. Leverage may cause any gains or losses of the Portfolio to be magnified.

RIGHTS AND WARRANTS.   Warrants basically are options to purchase equity
securities at specific prices valid for a specific period of time. Their prices do not necessarily move parallel to the prices of the underlying securities. Rights are similar to warrants, but normally have a short duration and are distributed directly by the issuer to its shareholders. Rights and warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer. These investments carry the risk that they may be worthless to the Portfolio at the time it may exercise its rights, due to the fact that the underlying securities have a market value less than the exercise price. Warrants also include Low Exercise Price Call Warrants or other structured securities for the purpose of gaining exposure to stocks in difficult to access foreign local markets.

SECURITIES LOANS. For purposes of realizing additional income, a Portfolio may lend securities to broker-dealers or institutional investors approved by the Board of Trustees of the Trust. All securities loans will be made pursuant to agreement requiring the loans to be continuously secured by collateral in cash or high grade debt obligations at least equal at all times to the market value of the loaned securities. The borrower pays to the Portfolio an amount equal to any dividends or interest received on loaned securities. The Portfolio retains all or a portion of the interest received on investment of cash collected or receives a fee from the borrower.

The risk in lending portfolio securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral, or in the recovery of the securities or possible loss of rights in their collateral should the borrower fail financially.

SHORT SALES. Short sales are sales of securities that the seller does not own. The seller must borrow the securities to make delivery to the buyer. A short sale may be uncollateralized or against-the-box. A short sale is "against-the-box" if at all times when the short position is open, the seller owns an equal amount of the securities sold short or securities convertible into, or exchanged without further consideration for, securities of the same issue as the securities sold short.

The price of securities purchased to replace borrowed securities sold short may be greater than proceeds received in the short sale resulting in a loss to the Portfolio.

STRUCTURED NOTES. A form of hybrid investment, structured notes are derivatives on which the amount of principal repayment and/or interest payments is based upon the movement of one or more factors. Structured notes are interests in entities organized and operated for the purpose of restructuring the investment characteristics of debt obligations. Structured notes are typically sold in private placement transactions, and there currently is no active trading market for structured notes.

Structured notes are also subject to credit risk and interest rate risk and can have volatile prices.

U.S. GOVERNMENT SECURITIES. U.S. Government securities include direct obligations of the U.S. Government that are supported by its full faith and credit, like Treasury bills and GNMA certificates. Treasury bills have initial maturities of less than one year, Treasury notes have initial maturities of one to ten years and Treasury bonds may be issued with any maturity but generally have maturities of at least ten years. U.S. Government securities also include indirect obligations of the U.S. Government that are issued by federal agencies and government-sponsored entities, like bonds and notes issued by the Federal Home Loan Bank and Fannie Mae. Unlike Treasury securities, agency securities generally are not backed by the full faith and credit of the U.S. Government. Some agency securities are supported by the right of the issuer to borrow from the Treasury, others are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations and others are supported only by the credit of the sponsoring agency.

U.S. Government securities are subject to interest rate risk. Credit risk is remote.

DEFENSIVE INVESTMENTS


Under adverse market or economic conditions, a Portfolio could invest for temporary defensive purposes some or all of its assets in money market securities or utilize other investment strategies that may be inconsistent with a Portfolio's principal investment strategy. Temporary defensive instruments generally include U.S. government securities, bank time deposits denominated in the currency of any major nation, commercial paper and repurchase agreements. The Adviser may also invest in these types of securities or hold cash while looking for suitable investment opportunities or to maintain liquidity. Although a Portfolio would employ these measures only in seeking to avoid losses, they could reduce the benefit from an upswing in the market or prevent the Portfolio from meeting its investment objective.


PORTFOLIO TURNOVER

The Portfolios' Advisers will sell a security when they believe it is appropriate to do so, regardless of how long a Portfolio has owned that security. Buying and selling securities generally involves some expense to a Portfolio, such as commissions paid to brokers and other transaction costs. Generally speaking, the higher a Portfolio's annual portfolio turnover rate, the greater its brokerage costs. Increased brokerage costs may adversely affect a Portfolio's performance. The Portfolios, with the exception of PIMCO Inflation Protected Bond Portfolio, PIMCO Total Return Portfolio, RCM Technology Portfolio and Turner Mid-Cap Growth Portfolio, generally intend to purchase securities for long-term investment and therefore will have a relatively low turnover rate. Annual turnover rate of 100% or more is considered high and will result in increased costs to the Portfolios. PIMCO Inflation Protected Bond Portfolio, PIMCO Total Return Portfolio, RCM Technology Portfolio and Turner Mid-Cap Growth Portfolio generally will have annual turnover rates of 100% or more.

DOWNGRADES IN FIXED INCOME DEBT SECURITIES

Unless required by applicable law, the Portfolios are not required to sell or dispose of any debt security that either loses its rating or has its rating reduced after a Portfolio purchases the security.

MANAGEMENT

The Trust's Board of Trustees is responsible for managing the business affairs of the Trust. The Trustees meet periodically to review the affairs of the Trust and to establish certain guidelines which the Manager and Advisers are expected to follow in implementing the investment policies and objectives of the Trust. The Trustees also review the management of the Portfolios' assets by the Advisers. Information about the Trustees and executive officers of the Trust is contained in the SAI.

THE MANAGER


Met Investors Advisory, LLC (the "Manager"), 5 Park Plaza, Suite 1900, Irvine, California 92614, has overall responsibility for the general management and administration of all of the Portfolios. The Manager selects and pays the fees of the Advisers for each of the Trust's Portfolios and monitors each Adviser's investment program. The Manager is an affiliate of MetLife.

With respect to the Met/Franklin Templeton Founding Strategy Portfolio, in addition to its managerial responsibilities, the Manager is responsible for determining the asset allocation range for the Portfolio and ensuring that the allocation is consistent with the guidelines that have been approved by the Board of Trustees. The Manager will rebalance the Portfolio's holdings as deemed necessary to bring the asset allocation of the Portfolio back into alignment with its fixed percentage allocation. The Portfolio is managed by an Investment Committee composed of Elizabeth M. Forget, John Guthrie, Jr., CFA, Alan C. Leland, Jr., CFA, Thomas C. McDevitt, CIMA, Darrel A. Olson, CFA and Jeffrey L. Bernier, CIMA.

  . MS. FORGET, chair of the Committee, has been President of the Manager since December 2000, has been President and Trustee of the Trust since December 2000, has been a Senior Vice President of MetLife, Inc. since May 2007, has been President of MetLife Advisers, LLC since May 2006, and has been Trustee of Metropolitan Series Fund, Inc. and Metropolitan Series Fund II since August 2006.

  . MR. GUTHRIE, CFA, Vice President of the Manager, is also Senior Vice President of MetLife Advisers, LLC and serves on MetLife Advisers LLC's Board of Managers. He is also a Vice President of Metropolitan Life Insurance Company. Mr. Guthrie joined New England Life Insurance Company (an indirect subsidiary of MetLife, Inc.) in 1969 and has served in various positions since that time.

  . MR. LELAND, CFA, Vice President of the Manager, joined MetLife in 1974. Prior to becoming Vice President of Metropolitan Life Insurance Company in the Annuity Product Management business unit and Chief Financial Officer of MetLife Advisers, LLC, he worked in both MetLife's Investment Department and Group Pension Department.

  . MR. MCDEVITT, CIMA, Vice President of the Manager, also is a Vice President of MetLife Advisers, LLC and is primarily responsible for the oversight of the investment functions of Metropolitan Series Fund, Inc.'s subadvisers and performance analyses of Metropolitan Series Fund, Inc.'s portfolios. Mr. McDevitt joined Metropolitan Life Insurance Company in 1980 and was responsible for the development, marketing and servicing of an asset allocation and investment advisory service for group pension clients.

  . MR. OLSON, CFA, Vice President of the Manager, has been with Metropolitan Life Insurance Company for over 25 years and is a Director in the Investments Department. Currently, Mr. Olson manages the assets under MetLife's Employee Benefit Plans. In addition, Mr. Olson serves as Chief of Staff for a review board that oversees all of MetLife's use of unaffiliated managers.

  . MR. BERNIER, CIMA, joined Metropolitan Life Insurance Company in December 2007. He has been a Vice President of Metropolitan Life Insurance Company and a Vice President of the Manager since 2008. From July 2004 to December 2007 Mr. Bernier was a Director and Senior Investment Analyst of Investment Management Services for John Hancock Financial Services. From May 2000 to December 2001 Mr. Bernier was an Assistant Vice President in the Corporate and Investment Banking division of Wachovia Securities.

The SAI provides additional information about each Committee member's compensation, other accounts managed and the member's ownership of securities in the Portfolio.


As compensation for its services to the Portfolios, the Manager receives monthly compensation at an annual rate of a percentage of the average daily net assets of each Portfolio. The management fees for each Portfolio are:


PORTFOLIO                                          MANAGEMENT FEE
Met/AIM Small Cap Growth Portfolio                 0.88% of first $500 million of such assets plus
                                                   0.83% of such assets over $500 million
---------------------------------------------------------------------------------------------------------------
BlackRock High Yield Portfolio                     0.60%
---------------------------------------------------------------------------------------------------------------
Clarion Global Real Estate Portfolio               0.70% of first $200 million of such assets
                                                   plus 0.65% of such assets over $200 million up to $750
                                                   million plus 0.55% of such assets over $750 million
---------------------------------------------------------------------------------------------------------------
Met/Franklin Income Portfolio                      0.80% of first $200 million of such assets plus
                                                   0.675% of such assets over $200 million up to $500 million plus 0.65% of such assets over $500 million
---------------------------------------------------------------------------------------------------------------
Met/Franklin Mutual Shares Portfolio               0.80%
---------------------------------------------------------------------------------------------------------------
Met/Franklin Templeton Founding Strategy Portfolio 0.05%
---------------------------------------------------------------------------------------------------------------
Goldman Sachs Mid Cap Value Portfolio              0.75% of first $200 million of such assets plus
                                                   0.70% of such assets over $200 million
---------------------------------------------------------------------------------------------------------------
Harris Oakmark International Portfolio             0.85% of first $100 million of such assets plus
                                                   0.80% of such assets over $100 million up to $1 billion
                                                   plus 0.75% of such assets over $1 billion
---------------------------------------------------------------------------------------------------------------
Lazard Mid Cap Portfolio                           0.70% of first $500 million of such assets plus 0.675% of
                                                   such assets over $500 million up to $1 billion plus 0.60% of such assets over $1 billion
---------------------------------------------------------------------------------------------------------------
Legg Mason Partners Aggressive Growth Portfolio    0.65% of first $500 million of such assets plus
                                                   0.60% of such assets over $500 million up to $1 billion
                                                   plus 0.55% of such assets over $1 billion up to $2 billion plus 0.50% of such assets over $2 billion
---------------------------------------------------------------------------------------------------------------
Legg Mason Value Equity Portfolio                  0.65% of first $200 million of such assets plus 0.63% of
                                                   such assets over $200 million.
---------------------------------------------------------------------------------------------------------------
Loomis Sayles Global Markets Portfolio             0.70% of first $500 million of such assets plus 0.65% of
                                                   such assets over $500 million up to $ 1 billion plus 0.60%
                                                   of such assets over $1 billion
---------------------------------------------------------------------------------------------------------------

PORTFOLIO                                  MANAGEMENT FEE
Lord Abbett Bond Debenture Portfolio       0.60% of first $250 million of such assets plus
                                           0.55% of such assets over $250 million up to $500 million
                                           plus 0.50% of such assets over $500 million up to $1 billion plus 0.45% of such assets over $1 billion
--------------------------------------------------------------------------------------------------------
Lord Abbett Growth and Income Portfolio    0.60% of first $600 million of such assets plus
                                           0.55% of such assets over $600 million up to $1.1 billion
                                           plus 0.50% of such assets over $1.1 billion up to $1.5
                                           billion plus 0.45% of such assets over $1.5 billion
--------------------------------------------------------------------------------------------------------
Lord Abbett Mid Cap Value Portfolio        0.70% of first $200 million of such assets plus
                                           0.65% of such assets over $200 million up to $500 million
                                           plus 0.625% of such assets over $500 million
--------------------------------------------------------------------------------------------------------
MFS(R) Emerging Markets Equity Portfolio   1.05% of first $250 million of such assets plus 1.00% of
                                           such assets over $250 million up to $500 million plus
                                           0.85% of such assets over $500 million up to $1 billion plus
                                           0.75% of such assets over $1 billion
--------------------------------------------------------------------------------------------------------
MFS(R) Research International Portfolio    0.80% of first $200 million of such assets plus
                                           0.75% of such assets over $200 million up to $500 million
                                           plus 0.70% of such assets over $500 million up to $1 billion plus 0.65% of such assets over $1 billion
--------------------------------------------------------------------------------------------------------
Oppenheimer Capital Appreciation Portfolio 0.65% of first $150 million of such assets plus
                                           0.625% of such assets over $150 million up to $300 million plus 0.60% of such assets over $300 million up to $500
                                           million plus 0.55% of such assets over $500 million up to
                                           $700 million plus 0.525% of such assets over $700 million
                                           up to $900 million plus 0.50% of such assets over $900
                                           million
--------------------------------------------------------------------------------------------------------
PIMCO Inflation Protected Bond Portfolio   0.50% of first $1.2 billion of such assets plus 0.45% of such assets over $1.2 billion
--------------------------------------------------------------------------------------------------------
PIMCO Total Return Portfolio               0.50% of first $1.2 billion of such assets plus 0.475% of
                                           such assets over $1.2 billion
--------------------------------------------------------------------------------------------------------
RCM Technology Portfolio                   0.88% of first $500 million of such assets plus
                                           0.85% of such assets over $500 million
--------------------------------------------------------------------------------------------------------
Rainier Large Cap Equity Portfolio         0.70% of first $150 million of such assets,
                                           plus 0.675% of such assets over $150 million up to $300
                                           million, plus 0.65% of such assets over $300 million up to
                                           $1 billion, plus 0.60% of such assets over $1 billion
--------------------------------------------------------------------------------------------------------
T. Rowe Price Mid Cap Growth Portfolio     0.75% of such assets
--------------------------------------------------------------------------------------------------------
Met/Templeton Growth Portfolio             0.70% of first $100 million of such assets plus 0.68% of
                                           such assets over $100 million up to $250 million plus
                                           0.67% of such assets over $250 million up to $500 million
                                           plus 0.66% of such assets over $500 million up to $750
                                           million plus 0.65% of such assets over $750 million
--------------------------------------------------------------------------------------------------------
Third Avenue Small Cap Value Portfolio     0.75% of first $1 billion of such assets plus
                                           0.70% of such assets over $1 billion
--------------------------------------------------------------------------------------------------------
Turner Mid Cap Growth Portfolio            0.80% of first $300 million of such assets plus
                                           0.70% of such assets over $300 million
--------------------------------------------------------------------------------------------------------
Van Kampen Comstock Portfolio              0.65% of first $500 million of such assets plus
                                           0.60% of such assets over $500 million up to $1 billion
                                           plus 0.525% of such assets over $1 billion
--------------------------------------------------------------------------------------------------------

A discussion regarding the basis of the decision of the Trust's Board of Trustees' to approve the Management Agreement with the Manager and the investment advisory agreements with the Advisers is available in each Portfolio's annual or semi-annual report.

EXPENSE LIMITATION AGREEMENT


In the interest of limiting expenses of certain Portfolios until April 30, 2009, the Manager has entered into an expense limitation agreement with the Trust ("Expense Limitation Agreement"). Pursuant to that Expense Limitation Agreement, the Manager has agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses of the Portfolios set forth below, other than interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, other extraordinary expenses not incurred in the ordinary course of each Portfolio's business, with respect to Met/Franklin Templeton Founding Strategy Portfolio acquired find fees and expenses, and amounts payable pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act, are limited to the following respective expense ratios:



                                                     TOTAL EXPENSES LIMITED TO
  PORTFOLIOS                                         (% OF DAILY NET ASSETS)
  Met/Franklin Income Portfolio                                0.90%
  Met/Franklin Mutual Shares Portfolio                         0.90%
  Met/Franklin Templeton Founding Strategy Portfolio           0.05%
  Lazard Mid Cap Portfolio                                     0.80%
  MFS(R) Emerging Markets Equity Portfolio                     1.30%
  Oppenheimer Capital Appreciation Portfolio                   0.75%
  RCM Technology Portfolio                                     1.10%
  Rainier Large Cap Equity Portfolio                           0.80%
  Met/Templeton Growth Portfolio                               0.80%



Each Portfolio may at a later date reimburse the Manager the management fees waived or limited and other expenses assumed and paid by the Manager pursuant to the Expense Limitation Agreement provided such Portfolio has reached a sufficient asset size to permit such reimbursement to be made without causing the total annual expense ratio of such Portfolio to exceed the percentage limits stated above. Consequently, no reimbursement by a Portfolio will be made unless: (i) the Portfolio's total annual expense ratio is less than the respective percentages stated above; and (ii) the payment of such reimbursement has been approved by the Trust's Board of Trustees.


The total amount of reimbursement to which the Manager may be entitled will equal, at any time, the sum of (i) all investment management fees previously waived or reduced by the Manager and (ii) all other payments previously remitted by the Manager to the Portfolio during any of the previous five fiscal years, less any reimbursement that the Portfolio has previously paid to the Manager with respect to (a) such investment management fees previously waived or reduced and (b) such other payments previously remitted by the Manager to the Portfolio.

THE ADVISERS

Under the terms of the agreements between each Adviser and the Manager, the Adviser will develop a plan for investing the assets of each Portfolio, select the assets to be purchased and sold by each Portfolio, select the broker-dealer or broker-dealers through which the Portfolio will buy and sell its assets, and negotiate the payment of commissions, if any, to those broker-dealers. Each Adviser follows the investment policies set by the Manager and the Board of Trustees for each of the Portfolios. Day-to-day management of the investments in each Portfolio is the responsibility of the Adviser's portfolio managers. The portfolio managers of each Portfolio are indicated below following a brief description of each Adviser. The SAI provides additional information about each committee member's or portfolio manager's compensation, other accounts managed and the person's ownership of securities in the Portfolio.

The Trust and the Manager have received an exemptive order from the Securities and Exchange Commission that permits the Manager, subject to certain conditions, and without the approval of shareholders to: (a) employ a new unaffiliated investment adviser for a Portfolio pursuant to the terms of a new investment advisory agreement, in each case either as a replacement for an existing Adviser or as an additional Adviser; (b) change the terms of any investment advisory agreement; and (c) continue the employment of an existing Adviser on the same advisory contract terms where a contract has been assigned because of a change in control of the Adviser. In such circumstances, shareholders would receive notice of such action, including the information concerning the new Adviser that normally is provided in a proxy statement.

The Manager pays each Adviser a fee based on the Portfolio's average daily net assets. No Portfolio is responsible for the fees paid to each of the Advisers.


INVESCO AIM CAPITAL MANAGEMENT, INC. ("AIM"), 11 Greenway Plaza, Suite 100, Houston, Texas 77046, is the Adviser to the Met/AIM Small Cap Growth Portfolio of the Trust. AIM has acted as an investment adviser since its organization in 1986. Today, AIM, together with its affiliates, advises or manages over 200 investment portfolios, including the Portfolio, encompassing a broad range of investment objectives. AIM is an indirect wholly owned subsidiary of AMVESCAP PLC, London, England. Total net assets under the management of AIM and its affiliates was approximately $149 billion as of December 31, 2007.


AIM uses a team approach to investment management. The members of the team who are primarily responsible for the day-to-day management of the Portfolio are:


  . JULIET S. ELLIS (lead manager), Senior Portfolio Manager, has been responsible for the Portfolio since 2004 and has been associated with AIM and/or its affiliates since 2004. From 2000 to 2004, she was Managing Director and from 1993 to 2004, she was a senior portfolio manager with JPMorgan Fleming Asset Management.

  . JUAN R. HARTSFIELD, Portfolio Manager, has been responsible for the Portfolio since 2004 and has been associated with AIM and/or its affiliates since 2004. From 2000 to 2004, he was a co-portfolio manager with JPMorgan Fleming Asset Management.

  . CLAY MANLEY, Portfolio Manager, has been responsible for the Portfolio since 2008 and has been with AIM and/or its affiliates since 2001.


  . They are assisted by the Small Cap Core/Growth Team which may be comprised of portfolio managers, research analysts and other investment professionals of AIM. Team members provide research support and make securities recommendations with respect to the Portfolio's holdings, but do not have day-to-day management responsibilities with respect to the Portfolio's holdings. Members of the Team may change from time to time.

BLACKROCK FINANCIAL MANAGEMENT, INC. ("BFM"), 40 East 52nd Street, New York, New York 10022, is the Adviser to the BlackRock High Yield Portfolio of the Trust. BFM is a wholly owned subsidiary of BlackRock, Inc. ("BlackRock"), one of the world's largest asset management firms with over $1 trillion in assets under management as of December 31, 2007.

  . The Portfolio is managed by a team of investment professionals at BlackRock. The lead members of the team are KEVIN J. BOOTH, Managing Director of BFM since 2006, and JAMES KEENAN, Director of BFM since 2004. JEFF GARY, Managing Director of BFM since 2003, and SCOTT AMERO, Managing Director of BFM since 1990, are also part of the Portfolio's management team.

  . MR. BOOTH, CFA, is co-head of the high yield team within BlackRock's Fixed Income Portfolio Management Group. His primary responsibilities are managing portfolios and directing investment strategy. He specializes in hybrid high yield portfolios, consisting of leveraged bank loans, high yield bonds, and distressed obligations. Mr. Booth joined BFM following the merger with Merrill Lynch Investment Managers ("MLIM") in 2006. Prior to joining BFM, Mr. Booth was a Managing Director (Global Fixed Income) of MLIM in 2006, a Director from 1998 to 2006 and was a Vice President of MLIM from 1991 to 1998. He has been a portfolio manager with BlackRock or MLIM since 1992, and was a member of MLIM's bank loan group from 2000 to 2006.

  . MR. KEENAN, CFA, is co-head of the high yield team within BlackRock's Fixed Income Portfolio Management Group. His primary responsibilities are managing portfolios and directing investment strategy. Prior to joining BFM in 2004, Mr. Keenan was a senior high yield trader at Columbia Management Group from 2003 to 2004. Mr. Keenan began his investment career at UBS Global Asset Management where he held roles as a trader, research analyst and a portfolio analyst from 1998 through 2003.

  . MR. GARY is a portfolio manager of the high yield team within BlackRock's Fixed Income Portfolio Management Group. Prior to joining BFM in 2003, he was a Managing Director and portfolio manager with AIG (American General) Investment Group.

  . MR. AMERO is BlackRock's Global Chief Investment Officer for Fixed Income and co-head of the Fixed Income Portfolio Management Group. He is a member of the Executive, Operating and Management Committees and Chairman of the Fixed Income Investment Strategy Group that is responsible for global fixed income strategy, asset allocation and overall management of client portfolios.

  . MR. GARY and MR. AMERO have been portfolio managers of the Portfolio since 2006, and MR. BOOTH and MR. KEENAN have been part of the portfolio management team since 2007.

PRIOR EXPERIENCE WITH COMPARABLE FUND

The BlackRock High Yield Portfolio and the BlackRock Funds High Yield Bond Portfolio, which is also advised by BlackRock, have substantially similar investment objectives, policies, and strategies. BlackRock began managing the Portfolio in August, 2006. In order to provide you with information regarding the investment capabilities of BlackRock, performance information regarding the BlackRock Funds High Yield Bond Portfolio is presented. Management fees paid by the BlackRock Funds High Yield Portfolio are less than the fees paid by the

Portfolio. If the same level of management fees charged to the Portfolio had been charged to the BlackRock Funds High Yield Bond Portfolio, the average annual return during the period would have been less than the returns set forth below. The result assumes that the current management fee paid by the BlackRock Funds High Yield Bond Portfolio, as a percentage of average net assets, applied to all prior periods. Such performance information should not be relied upon as an indication of the future performance of the Portfolio because, among other things, the asset sizes and expenses of BlackRock Funds High Yield Bond Portfolio and the Portfolio will vary.

The table below compares the BlackRock Funds High Yield Bond Portfolio's average annual compounded total returns for the 1- and 5-year periods and from inception through 12/31/07, with the Lehman Brothers U.S. Corporate High Yield
- 2% Issuer Cap Index ("Lehman HY Index"). An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index. The calculations of total return assume the reinvestment of all dividends and capital gain distributions and the deduction of all recurring expenses that were charged to shareholder accounts. These figures do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower.



           Average Annual Total Returns as of 12/31/07
------------------------------------------------------------------
                                                 Since   Inception
                                 1 Year 5 Year Inception   Date
-------------------------------- ------ ------ --------- ---------
BlackRock Funds High Yield Bond
 Portfolio--Institutional shares  2.80% 11.37%   7.26%   11/19/98
Lehman HY Index                   2.27% 10.75%   5.96%*
* Performance data is from 11/30/98.



ING CLARION REAL ESTATE SECURITIES L.P. (the "Adviser") serves as Adviser to the Clarion Global Real Estate Portfolio of the Trust. The Adviser was founded in 1969 and is a Delaware limited partnership. The Adviser is an indirect, wholly-owned subsidiary of ING Groep, N.V. and is an affiliate of ING Investments. The Adviser's principal address is 200 King of Prussia, Radnor, PA 19087. The Adviser is in the business of providing investment advice to institutional and individual client accounts which, as of December 31, 2007, were valued in excess of $17 billion.

The following individuals are jointly responsible for the day-to-day management of the Portfolio.

  . T. RITSON FERGUSON, Chief Investment Officer ("CIO") and Portfolio Manager, has 22 years of real estate investment experience. Mr. Ferguson has managed the ING Global Real Estate Fund's portfolio since November 2001. Mr. Ferguson has served as Co-CIO and more recently CIO of the Adviser since 1991.

  . STEVEN D. BURTON, Managing Director and Portfolio Manager, is a member of the Adviser's Investment Committee and has managed the ING Global Real Estate Fund's portfolio since November 2001. He is also responsible for evaluating the investment potential of public real estate companies outside of the U.S. Mr. Burton joined the Adviser in 1995.

  . JOSEPH P. SMITH, Managing Director and Portfolio Manager, is a member of the Adviser's Investment Committee of the Adviser and has managed the ING Global Real

    Estate Fund's portfolio since February 2007. Mr. Smith joined ING Clarion in 1997 and has 14 years of real estate investment management experience.

PRIOR EXPERIENCE WITH COMPARABLE FUND

The Adviser became the adviser to the Clarion Global Real Estate Portfolio in April 2008. In order to provide you with information regarding the investment capabilities of the Adviser, performance information regarding the ING Global Real Estate Fund ("ING Fund") is presented. The Portfolio and the ING Fund, which is also advised by the Adviser, have substantially similar investment objectives, policies, and strategies. Management fees paid by the ING Fund are higher than the fees paid by the Portfolio. If the same level of management fees charged to the Portfolio had been charged to the ING Fund, the average annual return during the period would have been higher than the returns set forth below. Such performance information should not be relied upon as an indication of the future performance of the Portfolio because, among other things, the asset sizes and expenses of ING Fund and the Portfolio will vary.

The table below compares the ING Global Real Estate Fund's average annual compounded total returns on a before tax basis for the 1- and 5-year periods and from inception through 12/31/07 with the S&P/Citigroup World Property Index, an unmanaged index which tracks the performance of the investable universe of publicly traded property companies with more than 450 constituents from 24 countries. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index. The calculations of total return assume the reinvestment of all dividends and capital gain distributions and the deduction of all recurring expenses that were charged to shareholder accounts. These figures do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower.



         Average Annual Total Return as of 12/31/07
-----------------------------------------------------------
                                                      Since
                                     1 Year 5 Years Inception
------------------------------------ ------ ------- ---------
ING Global Real Estate Fund--Class A
 Before Taxes                        -6.87%  23.49%   20.77%*
S&P/Citigroup World Property Index   -7.27%  23.55%   20.32%*
* Inception date is 11/5/01.



FRANKLIN ADVISERS, INC. ("Franklin Advisers"), One Franklin Parkway, San Mateo, California 94403-1906, is the Adviser to the Met/Franklin Income Portfolio of the Trust. Franklin Advisers is a direct, wholly-owned subsidiary of Franklin Resources, Inc. Together, Franklin Advisers and its affiliates managed over $643 billion in assets as of December 31, 2007.

The Met/Franklin Income Portfolio is managed by a team of professionals focused on investments in debt and equity securities. The portfolio managers of the team are as follows:

  . EDWARD D. PERKS CFA, Senior Vice President. Mr. Perks joined Franklin Templeton in 1992.

  . CHARLES B. JOHNSON, Chairman of Franklin Resources, Inc. He joined Franklin Templeton in 1957.

Mr. Perks has primary responsibility for the investments of the Portfolio.

PRIOR EXPERIENCE WITH COMPARABLE FUND

The Met/Franklin Income Portfolio and the Franklin Income Fund, a retail fund which is also advised by Franklin Advisers, have substantially similar investment objectives, policies, and strategies. Since the Met/Franklin Income Portfolio commenced operations in April 2008, it does not have any operating history. In order to provide you with information regarding the investment capabilities of Franklin Advisers, performance information regarding the Franklin Income Fund is presented. Management fees paid by the Franklin Income Fund are lower than the fees to be paid by the Portfolio. If the same level of management fees charged to the Portfolio had been charged to the Franklin Income Fund, the average annual return during the period would have been lower than the returns set forth below. This result assumes that the current management fee paid by the Franklin Income Fund, as a percentage of average net assets, applied to all prior periods. Such performance information should not be relied upon as an indication of the future performance of the Portfolio because, among other things, the asset sizes and expenses of the Franklin Income Fund and the Portfolio will vary.

The table below compares the Franklin Income Fund's average annual compounded total returns for the 1-, 5- and 10-year periods through 12/31/07 with the Standard & Poor's 500 Composite Stock Index ("S&P 500 Index") and the Lehman Brothers U.S. Aggregate Index. The S&P 500 Index is a widely recognized unmanaged index that measures the stock performance of 500 large- and medium-sized companies and is often used to indicate the performance of the overall stock market. The Lehman Brothers U.S. Aggregate Index covers the U.S. investment grade fixed-rate bond market, with index components for government and corporate securities, mortgage pass-through securities and asset-backed securities. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index. The calculations of total return assume the reinvestment of all dividends and capital gain distributions and the deduction of all recurring expenses that were charged to shareholder accounts. These figures do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower.



         Average Annual Total Return as of 12/31/07
-----------------------------------------------------------
                                     1 Year 5 Years 10 Years
------------------------------------ ------ ------- --------
Franklin Income Fund--Advisor Class   5.08%  13.56%   8.60%
S&P 500 Index                         5.48%  12.82%   5.89%
Lehman Brothers U.S. Aggregate Index  6.97%   4.42%   5.97%



FRANKLIN MUTUAL ADVISERS, LLC ("Franklin Mutual"), 101 John F. Kennedy Parkway, Short Hills, New Jersey 07078, is the Adviser to the Met/Franklin Mutual Shares Portfolio of the Trust. Franklin Mutual is an indirect, wholly-owned subsidiary of Franklin Resources, Inc. Together, Franklin Mutual and its affiliates managed over $643 billion in assets as of December 31, 2007.

The following individuals are jointly responsible for the day-to-day management of the Met/Franklin Mutual Shares Portfolio:

  . PETER A. LANGERMAN, Co-Portfolio Manager. Mr. Langerman is the President and Chief Executive Officer of Franklin Mutual. He rejoined Franklin Templeton in 2005. He joined Franklin Templeton in 1996, serving in various capacities, including

    President and Chief Executive Officer of Franklin Mutual and a member of the management team of the Franklin Mutual Series Fund, Inc., including the Mutual Shares Fund, before leaving in 2002 and serving as director of New Jersey's Division of Investment, overseeing employee pension funds.

  . F. DAVID SEGAL CFA, Co-Portfolio Manager. He joined Franklin Templeton in 2002.

  . DEBORAH A. TURNER CFA, Assistant Portfolio Manager. She joined Franklin Templeton in 1996.

Messrs. Langerman and Segal have primary responsibility for the investments of the Portfolio. Ms. Turner provides research and advice on the purchases and sales of individual securities and portfolio risk assessment.

PRIOR EXPERIENCE WITH COMPARABLE FUND

The Met/Franklin Mutual Shares Portfolio and the Mutual Shares Fund, a retail fund which is also advised by Franklin Mutual, have substantially similar investment objectives, policies, and strategies. Since the Met/Franklin Mutual Shares Portfolio commenced operations in April 2008, it does not have any operating history. In order to provide you with information regarding the investment capabilities of Franklin Mutual, performance information regarding the Mutual Shares Fund is presented. Management fees paid by the Mutual Shares Fund are lower than the fees to be paid by the Portfolio. If the same level of management fees charged to the Portfolio had been charged to the Mutual Shares Fund, the average annual return during the period would have been lower than the returns set forth below. This result assumes that the current management fee paid by the Mutual Shares Fund, as a percentage of average net assets, applied to all prior periods. Such performance information should not be relied upon as an indication of the future performance of the Portfolio because, among other things, the asset sizes and expenses of the Mutual Shares Fund and the Portfolio will vary.

The table below compares the Franklin Income Fund's average annual compounded total returns for the 1-,5- and 10-year periods through 12/31/07 with the S&P 500 Index. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index. The calculations of total return assume the reinvestment of all dividends and capital gain distributions and the deduction of all recurring expenses that were charged to shareholder accounts. These figures do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower.



    Average Annual Total Return as of 12/31/07
--------------------------------------------------
                            1 Year 5 Years 10 Years
--------------------------- ------ ------- --------
Mutual Shares Fund--Class Z  3.30%  14.25%   9.26%
S&P 500 Index                5.48%  12.82%   5.89%



GOLDMAN SACHS ASSET MANAGEMENT, L.P. ("Goldman Sachs"), 32 Old Slip, New York, New York 10005, is the Adviser to the Goldman Sachs Mid Cap Value Portfolio of the Trust. Goldman Sachs, an affiliate of Goldman Sachs & Co., has been an investment manager for over 13 years and as of December 31, 2007 managed, together with its affiliates, approximately $627.6 billion in a family of mutual funds and other advisory accounts.

  . The Portfolio is team managed, led by EILEEN ROMINGER, Managing Director and Chief Investment Officer--Value. Ms. Rominger joined Goldman Sachs in 1999. From 1981 to 1999, Ms. Rominger worked at Oppenheimer Capital, most recently as a senior portfolio manager. Ms. Rominger heads a team of 15 investment professionals averaging eighteen years of investment experience.



HARRIS ASSOCIATES L.P. ("Harris"), Two North La Salle Street, Suite 500, Chicago, Illinois 60602, is the Adviser to the Harris Oakmark International Portfolio of the Trust. Harris is a Delaware limited partnership organized in 1995. The general partnership interest in Harris is owned by Harris Associates Inc., which in turn is a wholly-owned subsidiary of Paris-based Natixis Global Asset Management L.P. Together with its predecessor, Harris has managed mutual funds since 1970 and manages more than $65.7 billion of assets as of December 31, 2007.


  . DAVID G. HERRO, CFA, Partner and Chief Investment Officer-International, and ROBERT A. TAYLOR, CFA, Partner and Director of International Research, manage the Portfolio. Mr. Herro joined Harris in 1992 as a portfolio manager and analyst. Mr. Taylor joined Harris in 1994 as an International Analyst.


CLEARBRIDGE ADVISORS, LLC ("ClearBridge"), 620 8/th/ Avenue, New York, New York 10018, is the Adviser to the Legg Mason Partners Aggressive Growth Portfolio of the Trust. ClearBridge is an investment advisor that succeeded the equity securities portfolio management business of Citigroup Asset Management, which was acquired by Legg Mason, Inc. in December 2005. Assets under management by ClearBridge were approximately $100.5 billion as of December 31, 2007. ClearBridge is a wholly-owned subsidiary of Legg Mason, Inc.


The following individuals are jointly responsible for managing the Portfolio:

  . RICHARD FREEMAN, is an investment officer of ClearBridge. Mr. Freeman has managed the Legg Mason Partners Aggressive Growth Fund, Inc. on which the Portfolio is modeled since its inception in 1983 and has more than 29 years of investment experience.

  . EVAN BAUMAN, has been with the organization since 1996 and has over 10 years of investment experience.

PRIOR EXPERIENCE WITH COMPARABLE FUND


The Legg Mason Partners Aggressive Growth Portfolio and the Legg Mason Partners Aggressive Growth Fund ("Aggressive Growth Fund"), which is sub-advised by ClearBridge, have substantially similar investment objectives, policies, and strategies. ClearBridge began managing the Portfolio in October 2006. In order to provide you with information regarding the investment capabilities of ClearBridge, performance information regarding the Aggressive Growth Fund is presented. Management fees paid by the Aggressive Growth Fund are more than the fees paid by the Portfolio. If the same level of management fees charged to the Portfolio had been charged to the Aggressive Growth Fund, the average annual return during the period would have been more than the returns set forth below. The result assumes that the current management fee paid by the Aggressive Growth Fund, as a percentage of average net assets, applied to all prior periods. Such performance information should not be relied upon as an indication of the future performance of the Portfolio because, among other things, the asset sizes and expenses of Aggressive Growth Fund and the Portfolio will vary. The table below compares the Aggressive Growth Fund's average annual compounded total returns for the 1-, 5- and 10-year periods through 12/31/07 with the Russell 3000 Growth Index. The calculations of total return assume the reinvestment of all dividends and capital gain distributions and the deduction of all recurring expenses that were charged to shareholder accounts. These figures do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower.



         Average Annual Total Return as of 12/31/07
-------------------------------------------------------------------------
                                             1 Year    5 Year    10 Years
  --------------------------------------     --------- --------- --------
Aggressive Growth Fund**
 Class A shares (without sales charge)        1.22%    13.19%     12.08%
Russell 3000 Growth Index                    11.40%    12.42%      3.83%
**Prior to April 7, 2006, known as Smith Barney Aggressive Growth Fund, Inc.



LAZARD ASSET MANAGEMENT LLC, 30 Rockefeller Plaza, New York, New York 10112-6300, ("Lazard") serves as the Adviser to the Lazard Mid Cap Portfolio of the Trust. Lazard is a wholly-owned subsidiary of Lazard, Ltd., Clarendon House, 2 Church Street, Hamilton HM 11, Bermuda. Lazard and its global affiliates provide investment management services to client discretionary accounts with assets totaling approximately $126.9 billion as of December 31, 2007. Its clients are both individuals and institutions, some of whose accounts have investment policies similar to those of the Portfolio.


The following individuals are jointly responsible for managing the Portfolio:

  . CHRISTOPHER BLAKE, Managing Director, Portfolio/Analyst. Christopher Blake is a Managing Director of Lazard and a Portfolio Manager/Analyst for the U.S. Mid Cap and Strategic Equity portfolios (including the North American Equity Fund, the brand name of the U.S. Strategic Equity offshore fund). He joined Lazard in 1995. Mr. Blake was a Lazard Research Analyst covering the consumer sector, and beginning in 1996, was a Research Analyst on the U.S. Small Cap team.

  . GARY BUESSER, CFA, Director, Portfolio Manager. He is a Portfolio Manager for the U.S. Mid Cap and Strategic Equity portfolios. Prior to joining the Lazard in 2000, Mr. Buesser worked for Evergreen Funds, SG Cowen, Shearson Lehman Brothers, and Kidder Peabody. He began working in the investment field in 1983.

  . ROBERT A. FAILLA, CFA, Director, Portfolio Manager. Robert Failla is a Senior Vice President of Lazard, and a Portfolio Manager for the U.S. Mid Cap and Strategic Equity portfolios. Prior to joining Lazard in 2003,
     Mr. Failla was associated with AllianceBernstein, where he worked as a Portfolio Manager on a large-cap and all-cap product. He began working in the investment field in 1993.

  . ANDREW LACEY, Deputy Chairman, U.S. and Global Products. Andrew Lacey is a Deputy Chairman of Lazard for U.S. and Global products. He is also a portfolio manager on the U.S. Equity, U.S. Equity Select, U.S. Equity Value, U.S. Mid Cap, and U.S. Strategic products. Mr. Lacey become a full-time member of the equity team in 1996.

PRIOR EXPERIENCE WITH COMPARABLE FUND


The Lazard Mid Cap Portfolio and the Lazard Mid Cap Fund, which is also advised by Lazard, have substantially similar investment objectives, policies, and strategies. Lazard began managing the Portfolio in December 2005. In order to provide you with information regarding the investment capabilities of Lazard, performance information regarding the Lazard Mid Cap Fund is presented. Management fees paid by the Lazard Mid Cap Fund are greater than the fees paid by the Portfolio. If the same level of management fees charged to the Portfolio had been charged to the Lazard Mid Cap Fund, the average annual return during the period would have been higher than the returns set forth below. This result assumes that the current management fee paid by the Lazard Mid Cap Fund, as a percentage of average net assets, applied to all prior periods. Such performance information should not be relied upon as an indication of the future performance of the Portfolio because, among other things, the asset sizes and expenses of Lazard Mid Cap Fund and the Portfolio will vary.

The table below compares the Lazard Mid Cap Fund's average annual compounded total returns for the 1-, 5- and 10-year periods through 12/31/07 with the S&P Mid Cap 400 Index, an unmanaged index which measures the performance of mid-sized companies and covers approximately 7% of the U.S. equities market. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index. The calculations of total return assume the reinvestment of all dividends and capital gain distributions and the deduction of all recurring expenses that were charged to shareholder accounts. These figures do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower.



          Average Annual Total Return as of 12/31/07
--------------------------------------------------------------
                                         1 Year 5 Year 10 Year
---------------------------------------- ------ ------ -------
Lazard Mid Cap Fund--Institutional Class -2.93% 14.38%  9.61%
S&P Mid Cap 400 Index                     7.98% 16.20% 11.19%



LEGG MASON CAPITAL MANAGEMENT, INC. ("LMCM"), 100 Light Street, Baltimore, Maryland 21202, is the Adviser to the Legg Mason Value Equity Portfolio of the Trust. LMCM provides investment advisory services for registered mutual funds, company retirement plans, foundations, endowments, trust companies, and high net-worth individuals. As of December 31, 2007, LMCM and its sister company had aggregate assets under management of approximately $59.7 billion.


  . MARY CHRIS GAY, as portfolio manager, has primary responsibility for the day-to-day management of the Portfolio. Ms. Gay will employ the investment strategies of Bill Miller, the Chief Investment Officer ("CIO") of LMCM. Ms. Gay is a Senior Vice President and Portfolio Manager at LMCM. Ms. Gay has managed or co-managed equity funds advised by LMCM since 1998 and has been employed by one or more affiliates of Legg Mason, Inc. ("Legg Mason") since 1989. Mr. Miller, as CIO, leads LMCM's investment team and is the creator of the LMCM investment process. Mr. Miller has been associated with Legg Mason since 1982.

PRIOR EXPERIENCE WITH COMPARABLE FUND

The Legg Mason Value Equity Portfolio and the Legg Mason Value Trust, Inc. ("Legg Mason Value Trust"), which is also advised by LMCM, have substantially similar investment objectives, policies and strategies. LMCM began managing the Legg Mason Value Trust on April 1, 2005. Prior to that date, the Legg Mason Value Trust was managed by Legg Mason Funds Management, Inc. ("LMFM"), an affiliate of LMCM. LMFM and LMCM have substantially the same portfolio management personnel. The Legg Mason Value Trust is managed in the same manner both before and after April 1, 2005. Since the Portfolio commenced operations in November, 2005, it has a limited operating history. In order to provide you with information regarding the investment capabilities of LMCM, performance information regarding the Legg Mason Value Trust is presented. Management fees paid by the Legg Mason Value Trust are more than the fees paid by the Portfolio. If the same level of management fees charged to the Portfolio had been charged to the Legg Mason Value Trust, the average annual return during the period would have been higher than the returns set forth below. This result assumes that the current management fee paid by the Legg Mason Value Equity Trust, as a percentage of average net assets, applied in all prior periods. Such performance information should not be relied upon as an indication of the future performance of the Portfolio because, among other things, the asset sizes and expenses of Legg Mason Value Trust and the Portfolio will vary.


The table below compares the Legg Mason Value Trust's average annual compounded total returns for the 1-, 5- and 10-year periods through December 31, 2007 with the Standard & Poor's 500 Composite Stock Index ("S&P 500 Index"). An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index. The calculations of total return assume the reinvestment of all dividends and capital gain distributions and the deduction of all recurring expenses that were charged to shareholder accounts. These figures do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower.



            Average Annual Total Return as of 12/31/07
-----------------------------------------------------------------
                                             1 Year 5 Year 10 Year
-------------------------------------------- ------ ------ -------
Legg Mason Value Trust--Primary Class shares -6.66% 10.83%  7.92%
S&P 500 Index                                 5.49% 12.83%  5.91%



LOOMIS, SAYLES & COMPANY, L.P. ("Loomis Sayles"), One Financial Center, Boston, Massachusetts 02111, is the Adviser to the Loomis Sayles Global Markets Portfolio of the Trust. Loomis Sayles is a subsidiary of Natixis Global Asset Management, L.P. Founded in 1926, Loomis Sayles is one of America's oldest investment advisory firms with over $130 billion in assets under management as of December 31, 2007.


The Portfolio is managed by a team of portfolio managers:

  . MARK B. BARIBEAU, CFA, Vice President of Loomis Sayles, joined the firm in 1989. He is the Growth portfolio manager of the domestic equity securities sector and international equity securities sector of the Portfolio.

  . DANIEL J. FUSS, CFA, CIC, Executive Vice President and Vice Chairman of Loomis Sayles has been with the firm since 1976. He is the portfolio manager of the domestic fixed income securities sector of the Portfolio.

  . WARREN N. KOONTZ, CFA, Vice President of Loomis Sayles, joined the firm in 1995. He is the Value portfolio manager of the domestic equity securities sector and international equity securities sector of the Portfolio.

  . DAVID ROLLEY, CFA, Vice President of Loomis Sayles, has been with the firm since 1994. He is the portfolio manager of the international fixed income securities sector of the Portfolio.

PRIOR EXPERIENCE WITH COMPARABLE FUND

The Loomis Sayles Global Markets Portfolio and the Loomis Sayles Global Markets Fund, which is also advised by Loomis Sayles, have substantially similar investment objectives, policies, and strategies. Since the Portfolio commenced operations in 2006, it does not have a significant operating history. In order to provide you with information regarding the investment capabilities of Loomis Sayles, performance information regarding the Loomis Sayles Global Markets Fund is presented. Management fees paid by the Loomis Sayles Global Markets Fund are higher than the fees paid by the Portfolio. If the same level of management fees charged to the Portfolio had been charged to the Loomis Sayles Global Markets Fund, the average annual return during the periods would have been higher than the numbers set forth below. This result assumes that the current management fee paid by the Loomis Sayles Global Markets Fund, as a percentage of average net assets, applied in all prior periods. Such performance information should not be relied upon as an indication of the future performance of the Portfolio because, among other things, the asset sizes and expenses of Loomis Sayles Global Markets Fund and the Portfolio will vary.




The table below compares the Loomis Sayles Global Markets Fund's average annual compounded total returns for the 1-, 5- and 10-year periods through 12/31/07 with the MSCI World Index, an index that measures global developed market equity performance and the Citigroup World Government Bond Index ("Citigroup
WGBI), an index that measures the most significant and liquid government bond indices located around the world which carry at least an investment grade rating. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index. The calculations of total return assume the reinvestment of all dividends and capital gain distributions and the deduction of all recurring expenses that were charged to shareholder accounts. These figures do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower.



                                  1 Year 5 Year 10 Year
--------------------------------- ------ ------ -------
Loomis Sayles Global Markets Fund
 (Class Y shares)                 26.49% 18.77%  13.32%
MSCI World Index                   9.57% 17.53%   7.45%
Citigroup WGBI                    10.95%  6.81%   6.31%



LORD, ABBETT & CO. LLC ("Lord Abbett"), 90 Hudson Street, Jersey City, New Jersey 07302, is the Adviser to the Lord Abbett Bond Debenture, Lord Abbett Growth and Income and Lord Abbett Mid Cap Value Portfolios of the Trust. Founded in 1929, Lord Abbett manages one of the nation's oldest mutual fund complexes, with assets under management of approximately $110 billion in mutual funds and other advisory accounts as of December 31, 2007.

LORD ABBETT BOND DEBENTURE PORTFOLIO


Lord Abbett uses a team of investment managers and analysts acting together to manage the Portfolio's investments. CHRISTOPHER J. TOWLE, Partner and Investment Manager of Lord Abbett, heads the team and is primarily responsible for the day-to-day management of the Portfolio. Mr. Towle joined Lord Abbett in 1987, is the holder of a Chartered Financial Analyst designation and has been in the investment business since 1980. He has been a member of the team since 1993.


LORD ABBETT GROWTH AND INCOME PORTFOLIO


ELI M. SALZMANN is primarily responsible for the day-to-day management of the Portfolio. Mr. Salzmann is a Partner of Lord Abbett and has been with Lord Abbett since 1997. Mr. Salzmann is the Investment Team Leader and has been a member of the investment team since 1998.

LORD ABBETT MID CAP VALUE PORTFOLIO

Lord Abbett uses a team of investment managers and analysts acting together to manage the Portfolio's investments. EDWARD K. VON DER LINDE heads the team and the other senior member of the team is HOWARD E. HANSEN. Messrs. von der Linde and Hansen are primarily and jointly responsible for the day-to-day management of the Portfolio. Mr. von der Linde is a partner and joined Lord Abbett in 1988. Mr. Hansen, Partner and Investment Manager, joined Lord Abbett in 1995.

MASSACHUSETTS FINANCIAL SERVICES COMPANY ("MFS"), 500 Boylston Street, Boston, Massachusetts 02116, is the Adviser to the MFS(R) Emerging Markets Equity and MFS(R) Research International Portfolios of the Trust. MFS is America's oldest mutual fund organization. MFS is a subsidiary of Sun Life of Canada (U.S.) Financial Services Holdings, Inc., which in turn is an indirect majority-owned subsidiary of Sun Life Financial Inc. (a diversified financial services company). MFS and its predecessor organizations have a history of money management dating from 1924 and the founding of the first mutual fund, Massachusetts Investors Trust. Net assets under the management of the MFS organization were approximately $198 billion as of December 31, 2006.


MFS(R) EMERGING MARKETS EQUITY PORTFOLIO


  . The Portfolio is managed by NICHOLAS D. SMITHIE, an investment officer of MFS. Mr. Smithie has been a portfolio manager with MFS since 2002 and has been in the investment management area of MFS since 1998.


PRIOR EXPERIENCE WITH COMPARABLE FUND

The MFS(R) Emerging Markets Equity Portfolio and the MFS(R) Emerging Markets Equity Fund, which is also advised by MFS, have substantially similar investment objectives, policies, and strategies. Since the Portfolio commenced operations in 2006, it does not have a significant operating history. MFS began managing all of the assets of the MFS(R) Emerging Markets Equity Fund on November 30, 1999. Prior to November 30, 1999, another investment adviser managed certain assets of the Fund. Performance information for periods prior to November 30, 1999 reflects this former sub-investment advisory relationship. In order to provide you with information regarding the investment capabilities of MFS, performance information regarding the MFS(R) Emerging Markets Equity Fund is presented. Management fees paid by the MFS(R) Emerging Markets Equity Fund are the same as the fees paid by the Portfolio. Such performance information should not be relied upon as an indication of the future performance of the Portfolio because, among other things, the asset sizes and expenses of MFS(R) Emerging Markets Equity Fund and the Portfolio will vary.


The table below compares the MFS(R) Emerging Markets Equity Fund's average annual compounded total returns for the 1-, 5- and 10-year periods through 12/31/07 with the Morgan Stanley Capital International (MSCI) Emerging Markets Free Index, an unmanaged market capitalization weighted index that is designed to measure equity market performance in the global emerging markets. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index. The calculations of total return assume the reinvestment of all dividends and capital gain distributions and the deduction of all recurring expenses that were charged to shareholder accounts. These figures do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower.



            Average Annual Total Return as of 12/31/07
-----------------------------------------------------------------
                                             1 Year 5 Year 10 Year
-------------------------------------------- ------ ------ -------
MFS(R) Emerging Markets Equity Fund (Class A
 shares) (Without Sales Charge)              35.46% 35.61%  12.55%
MSCI Emerging Markets Index                  39.78% 37.46%  14.53%


MFS(R) RESEARCH INTERNATIONAL PORTFOLIO

  . The Portfolio is managed by a committee of research analysts under the general supervision of THOMAS MELENDEZ and JOSE LUIS GARCIA.


  . Mr. Melendez, an investment officer of MFS, joined MFS in 2002 as an associate portfolio manager with more than ten years experience, including three years as an Emerging Market Product Specialist for Schroders North America, two years as a General Manager for Schroders Argentina and three years as a Vice President, Latin American Fund Manager for Schroders Capital Management International, London.

  . Mr. Garcia, an investment officer of MFS and global equity research analyst, joined MFS in 2002. Prior to joining MFS, Mr. Garcia was Chief Executive Officer of Telefonica B2B in Mexico City for two years and for two years prior to that position, Principal of Texas Pacific Group.



OPPENHEIMERFUNDS, INC. ("Oppenheimer"), Two World Financial Center, 225 Liberty Street, 11/th/ Floor, New York, New York 10281, is the Adviser to the Oppenheimer Capital Appreciation Portfolio of the Trust. Oppenheimer has been an investment adviser since January 1960. Oppenheimer (including affiliates) managed more than $260 billion in assets as of December 31, 2007, including other Oppenheimer funds with more than 6 million shareholder accounts.

  .  MARC L. BAYLIN, CFA acts as a manager of the Portfolio.

  . Mr. Baylin joined Oppenheimer on September 6, 2005 as a Vice President. Prior to joining Oppenheimer, he was Managing Director and Lead Portfolio Manager at JP Morgan Fleming Investment Management from June 2002 to August 2005 and was a Vice President of T. Rowe Price where he was an analyst from June 1993 and a portfolio manager from March 1999 to June 2002.


PACIFIC INVESTMENT MANAGEMENT COMPANY LLC ("PIMCO"), 840 Newport Center Drive, Newport Beach, California 92660, is the Adviser to the PIMCO Total Return and PIMCO Inflation Protected Bond Portfolios of the Trust. PIMCO, a Delaware limited liability company, is a majority-owned subsidiary of Allianz Global Investors of America L.P. ("AGI LP"). Allianz SE is the indirect majority owner of AGI LP. Allianz SE is a European-based, multinational insurance and financial services holding company. As of December 31, 2007, PIMCO had approximately $746.3 billion in assets under management.


PIMCO TOTAL RETURN PORTFOLIO


  . WILLIAM H. GROSS, CFA, Managing Director and co-chief investment officer, was a founding partner of PIMCO in 1971.


PIMCO INFLATION PROTECTED BOND PORTFOLIO


  . MIHIR WORAH is an Executive Vice President, portfolio manager, and member of the government and derivatives desk. He joined PIMCO in 2001 as a member of the analytics team and worked on term structure modeling and options pricing.

RCM CAPITAL MANAGEMENT LLC ("RCM"), a subsidiary of AGI LP, Suite 2900, Four Embarcadero Center, San Francisco, California 94111, is the Adviser to the RCM Technology Portfolio of the Trust. Originally founded in 1970, RCM provides investment management and advisory services to private accounts of institutional and individual clients and to mutual funds. RCM is an indirect subsidiary of Allianz AG. As of December 31, 2007, RCM had over $19.8 billion in assets under management.


  . WALTER C. PRICE, CFA, Co-Portfolio Manager, is a Managing Director and Senior Analyst on the Global Technology Team. Mr. Price joined RCM in 1974.

  . HUACHEN CHEN, CFA, Co-Portfolio Manager is a Senior Portfolio Manager with RCM. Mr. Chen joined RCM in 1984.




RAINIER INVESTMENT MANAGEMENT, INC. ("Rainier"), 601 Union Street, Suite 2801, Seattle, Washington 98101, is the investment adviser for the Rainier Large Cap Equity Portfolio of the Trust. Rainier provides investment advisory services for various clients, including corporations, public and corporate pension plans, foundations and charitable endowments, high net worth individuals and registered mutual funds. As of September 30, 2007, Rainier had aggregate assets under management of approximately $16.25 billion.

The Adviser uses a team approach to investment management. The individual members of the team are:

  . JAMES R. MARGARD, CFA (lead manager), Chief Investment Officer and Director of Equity Management, has been with Rainier since 1985 and has final responsibility relating to asset allocation, equity selection and portfolio weightings.

  . DANIEL M. BREWER, CFA, Senior Portfolio Manager, has been with Rainier since 2000.

  . MARK W. BROUGHTON, CFA, Senior Portfolio Manager, has been with Rainier since 2002.

  . STACIE L. COWELL, CFA, Senior Portfolio Manager, has been with Rainier since 2006. Prior to joining Rainier, Ms. Cowell was a senior vice president and lead portfolio manager at Invesco Funds Group from 1996 to 2004 and at Kennedy Capital Management in 2005.

  . MARK H. DAWSON, CFA, Senior Portfolio Manger, has been with Rainier since 1996.

  . ANDREA L. DURBIN, CFA, Senior Portfolio Manager, has been with Rainier since 1994.

  . PETER M. MUSSER, CFA, Senior Portfolio Manager, has been with Rainier since 1994.

PRIOR EXPERIENCE WITH COMPARABLE FUND

The Portfolio and the Large Cap Equity Portfolio, a retail mutual fund which is also advised by Rainier, have substantially similar investment objectives, policies and strategies. Since the Portfolio commenced operations in November 2007, it does not have any operating history. In order to provide you with information regarding the investment capabilities of Rainier, performance information regarding the Large Cap Equity Portfolio is presented. Management fees paid by the Large Cap Equity Portfolio are greater than the fees paid by the Portfolio. If the same level of management fees charged to the Portfolio had been charged to the Large Cap Equity Portfolio, the average annual return during the period would have been higher than the returns set forth below. This result assumes that the current management fee paid by the Large Cap Equity Portfolio, as a percentage of average net assets, applied to all prior periods. Such performance information should not be relied upon as an indication of the future performance of the Portfolio because, among other things, the asset sizes and expenses of the Large Cap Equity Portfolio will vary.

The table below compares the Large Cap Equity Portfolio's average annual compounded total returns for the 1-, 5- and 10-year periods through 12/31/07 with the Standard & Poor's 500 Composite Stock Index ("S&P 500 Index") and the Russell 1000 Growth Index. The S&P 500 Index is a market capitalization-weighted index, composed of 500 widely held common stocks that are generally considered representative of the U.S. stock markets. The Russell 1000 Growth Index is an unmanaged index that measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index. The calculations of total return assume the reinvestment of all dividends and capital gain distributions and the deduction of all recurring expenses that were charged to shareholder accounts. These figures do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower.



              Average Annual Total Return as of 12/31/07
---------------------------------------------------------------------
                                                 1 Year 5 Year 10 Year
------------------------------------------------ ------ ------ -------
Large Cap Equity Portfolio--Institutional shares 16.71% 15.72%   7.32%
S&P 500 Index                                     5.49% 12.83%   5.91%
Russell 1000 Growth Index                        11.81% 12.10%  -0.73%

T. ROWE PRICE ASSOCIATES, INC. ("T. Rowe Price"), 100 East Pratt Street, Baltimore, Maryland 21202, is the Adviser to the T. Rowe Price Mid Cap Growth Portfolio of the Trust. T. Rowe Price was founded in 1937. As of December 31, 2007, T. Rowe Price and its affiliates managed approximately $400 billion in assets for individual and institutional investor accounts. T. Rowe Price is a wholly-owned subsidiary of T. Rowe Price Group, Inc., a publicly traded financial services holding company.


  . The investment management decisions for the Portfolio are made by an Investment Advisory Committee. BRIAN W. H. BERGHUIS acts as Chairman of the Committee. The Committee Chairman has day-to-day responsibility for managing the Portfolio and works with the Committee in developing and executing the Portfolio's investment program. Mr. Berghuis has been chairman of the T. Rowe Price Mid-Cap Growth Fund's committee since 1992. He joined T. Rowe Price in 1985 and has been managing investments since 1988.


TEMPLETON GLOBAL ADVISORS LIMITED ("Templeton"), Lyford Cay, Nassau, Bahamas, is the Adviser to the Met/Templeton Growth Portfolio of the Trust. Templeton is an indirect, wholly-owned subsidiary of Franklin Resources, Inc. Together, Templeton and its affiliates managed over $643 billion in assets as of December 31, 2007.

The Met/Templeton Growth Portfolio is managed by a team of professionals focused on investments in equity securities. The portfolio managers of the team are as follows:

  . LISA F. MYERS CFA, Senior Vice President of Templeton. Ms. Myers provides research and advice on purchases and sales of individual securities and portfolio risk assessment. She joined Franklin Templeton in 1996.

  . TUCKER SCOTT CFA, Executive Vice President of Templeton. Mr. Scott provides research and advice on the purchases and sales of individual securities, and portfolio risk assessment. He joined Franklin Templeton in 1996.

  . CYNTHIA L. SWEETING CFA, President of Templeton. She joined Franklin Templeton in 1997.

Ms. Sweeting has primary responsibility for the investments of the Fund. She has authority over all aspects if the Fund's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio risk assessment, and the management requirements. The degree to which she may perform these functions, and the nature of these functions, may change from time to time.

PRIOR EXPERIENCE WITH COMPARABLE FUND

The Met/Templeton Growth Portfolio and the Templeton Growth Fund, Inc., a retail fund which is also advised by Franklin Mutual, have substantially similar investment objectives, policies, and strategies. Since the Met/Templeton Growth Portfolio commenced operations in April 2008, it does not have any operating history. In order to provide you with information regarding the investment capabilities of Templeton, performance information regarding the Templeton Growth Fund, Inc. is presented. Management fees paid by the Templeton Growth Fund, Inc. are lower than the fees to be paid by the Portfolio. If the same level of management fees charged to the Portfolio had been charged to the Templeton Growth Fund, Inc., the average annual return during the period would have been lower than the returns set forth be-low. This result assumes that the current management fee paid by the Templeton Growth Fund, Inc., as a percentage of average net assets, applied to all prior periods. Such performance information should not be relied upon as an indication of the future performance of the Portfolio because, among other things, the asset sizes and expenses of the Templeton Growth Fund, Inc. and the Portfolio will vary.

The table below compares the Templeton Growth Fund, Inc.'s average annual compounded total returns for the 1-, 5- and 10-year periods through 12/31/07 with the MSCI World Index, a free float-adjusted, market capitalization-weighted index designed to measure equity market performance in global developed markets. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index. The calculations of total return assume the reinvestment of all dividends and capital gain distributions and the deduction of all recurring expenses that were charged to shareholder accounts. These figures do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower.



            Average Annual Total Return as of 12/31/07
-----------------------------------------------------------------
                                           1 Year 5 Years 10 Years
------------------------------------------ ------ ------- --------
Templeton Growth Fund, Inc.--Advisor Class  2.44%  16.20%   9.72%
MSCI World Index                            9.57%  17.53%   7.45%



THIRD AVENUE MANAGEMENT LLC ("Third Avenue"), 622 Third Avenue, New York, New York 10017, is the Adviser for the Third Avenue Small Cap Value Portfolio of the Trust. Third Avenue is an indirect, majority owned subsidiary of Affiliated Managers Group, Inc. Third Avenue or its predecessor entity has been an investment adviser for mutual funds since its organization in 1986 and as of December 31, 2007 had over $27 billion in assets under management.


  . CURTIS JENSEN, Co-Portfolio Manager and Co-Chief Investment Officer of Third Avenue. Mr. Jensen has been employed by Third Avenue and its predecessor since 1995 as a portfolio manager and senior research analyst. He has been co-manager of the Third Avenue Small-Cap Value Fund since its inception and became sole manager of that Fund in May 2001.

  . IAN LAPEY, Co-Portfolio Manager. Mr. Lapey has been employed by Third Avenue and its predecessor since 2001 as a portfolio manager and senior research analyst. Prior to joining Third Avenue, Mr. Lapey was an equity research analyst with Credit Suisse First Boston from 1997 to 2001.

  . KATHLEEN CRAWFORD, Assistant Portfolio Manager, has been employed by Third Avenue since 2003 as a research analyst. Previously, Ms. Crawford was an equity research associate for Alliance Capital Management.


TURNER INVESTMENT PARTNERS, INC. ("Turner"), 1205 Westlakes Drive, Suite 100, Berwyn, Pennsylvania 19312, is the Adviser to the Turner Mid Cap Growth Portfolio of the Trust. Turner has been an investment manager since 1990 and as of December 31, 2007 managed approximately $29.1 billion in a family of mutual funds and other advisory accounts.

  . The Portfolio is managed by a team composed of CHRISTOPHER K. MCHUGH, lead portfolio manager, TARA R. HEDLUND, CFA, CPA and JASON D. SCHROTBERGER, CFA, each a co-manager and a principal of Turner. Mr. McHugh has managed the Portfolio since inception. Ms. Hedlund and Mr. Schrotberger joined the Portfolio in 2006.

    Mr. McHugh began his investment career in 1986 and joined Turner when it was founded in 1990. Mr. McHugh is a principal at Turner. Ms. Hedlund began her investment career in 1995 and joined Turner in 2000 after serving as an audit engagement senior at Arthur Anderson LLP. Mr. Schrotberger started his investment career in 1994 and joined Turner in 2001 from BlackRock Financial Management where he served as an investment analyst.




MORGAN STANLEY INVESTMENT MANAGEMENT, INC., doing business in certain instances (including in its role as Adviser to the Portfolio) under the name Van Kampen ("Van Kampen"), 522 Fifth Avenue, New York, New York 10036, is the Adviser to the Van Kampen Comstock Portfolio of the Trust. Van Kampen is a direct wholly-owned subsidiary of Morgan Stanley. As of December 31, 2007, Van Kampen, together with its affiliated asset management companies, managed approximately $589.5 billion in assets.

  . The Portfolio is managed by Van Kampen's Multi-Cap Value team. The team is made up of established investment professionals. Current members of the team include B. ROBERT BAKER, JR., JASON S. LEDER, KEVIN C. HOLT, DEVIN E. ARMSTRONG AND JAMES N. WARWICK. Mr. Baker is a Managing Director with Van Kampen and has been employed by Van Kampen since 1991. Mr. Leder and Mr. Holt are Managing Directors with Van Kampen and have been employed by Van Kampen since 1995 and 1999, respectively. Mr. Warwick is an Executive Director with Van Kampen and has been employed by Van Kampen since 2002. Mr. Armstrong is a Vice President of Van Kampen, and has been employed by Van Kampen since 2004. Prior to 2004, Mr. Armstrong was attending Columbia Business School. Mr. Baker is the lead manager of the Portfolio and Messrs. Leder, Holt, Armstrong and Warwick are co-portfolio managers. Mr. Baker is responsible for the execution of the overall strategy of the Portfolio.

PRIOR PERFORMANCE OF COMPARABLE ACCOUNTS

Since the Van Kampen Comstock Portfolio commenced operations in April 2005, it does not have a significant operating history. In order to provide you with information regarding the investment capabilities of Van Kampen, performance information regarding the Van Kampen Comstock Composite is presented. This chart does not show you the performance of the Van Kampen Comstock Portfolio--it shows the performance of similar accounts also managed by Van Kampen. This chart shows the historical performance of the Van Kampen Comstock Composite. The accounts in the Composite have investment objectives, policies and strategies that are substantially similar to those of the Van Kampen Comstock Portfolio. As of December 31, 2007 the Composite consisted of 36 mutual funds.

The performance shows the historical track record of the Adviser and is not intended to imply how the Van Kampen Comstock Portfolio will perform. Total returns represent past performance of the Composite and not the Van Kampen Comstock Portfolio.

                             Annual total returns
                   for the periods ending December 31, 2007



               Van Kampen                   Russell
                Comstock       S&P 500     1000 Value
Year/Period Composite (%)(1) Index (%)(2) Index (%)(2)
----------- ---------------- ------------ ------------
  2007            -2.19           5.49        -0.17
  2006            15.98          15.79        22.25
  2005             4.20           4.91         7.05
  2004            17.36          10.88        16.49
  2003            30.67          28.68        30.03
  2002           -19.80         -22.09       -15.52
  2001            -1.98         -11.88        -5.59
  2000            31.73          -9.12         7.02
  1999             2.26          21.04         7.35
  1998            20.05          28.57        15.63
  1997            29.84          33.36        35.18
  1996(3)          7.56           5.42        21.64



       (1) This column shows performance after average advisory fees and operating expenses charged to the accounts in the composite have been deducted, including custody fees and other expenses normally paid by such accounts. The Van Kampen Comstock Portfolio's fees and expenses are generally expected to be higher than those reflected in this composite, which would reduce performance. The composite does not reflect the deduction of mutual fund sales loads, if applicable.
       (2) The Standard & Poor's 500 Composite Stock Price Index is an index of the stocks of approximately 500 large- and medium-sized companies traded in U.S. stock markets. Results include reinvested dividends. The Russell 1000 Value Index consists of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.
       (3) The inception date of the composite was 10/31/96. Total returns and expenses are not annualized for the first year of operations.


Appendix A contains a summary of the performance information set forth in this section with respect to each Adviser or its affiliate's prior experience with comparable funds.


DISTRIBUTION PLANS

Each Portfolio has adopted for its Class B and Class E shares a plan pursuant to Rule 12b-1 under the 1940 Act (the "Plan") and pursuant to the Plan, entered into a Distribution Agreement with MetLife Investors Distribution Company, located at 5 Park Plaza, Suite 1900, Irvine, California 92614. MetLife Investors Distribution Company is an affiliate of the Manager, and serves as principal underwriter for the Trust. The Plan permits the use of Trust assets to help finance the distribution of the shares of the Portfolios. Under the Plan, the Trust, on behalf of the Portfolios, is permitted to pay to various service providers up to 0.50% for Class B shares and up to 0.25% for Class E shares of the average daily net assets of each Portfolio allocated, as applicable, to Class B and Class E shares as payment for services rendered in connection with the distribution of the shares of the Portfolios. Currently, payments with respect to Class B shares and Class E shares are limited to 0.25% and 0.15%, respectively, of average net assets, which amount may be increased to the full Plan amount by the Trustees of the Trust without shareholder approval. Because these fees are paid out of Trust assets on an on-going basis, over time these costs will increase the cost of your investment and may cost you more than other types of sales charges.

YOUR INVESTMENT

SHAREHOLDER INFORMATION

The separate accounts of MetLife are the record owners of the Portfolios' shares. Any reference to the shareholder in this Prospectus technically refers to those separate accounts and not to you, the Contract owner. The legal rights of you, the Contract owner, are different from the legal rights of the record owner.

However, MetLife is required to solicit instructions from Contract owners when voting on shareholder issues. Any voting by MetLife as shareholder would therefore reflect the actual votes of Contract owners. Neither the Securities and Exchange Commission nor MetLife requires any specific minimum percentage of Contract owners to vote in order for MetLife to echo vote the remaining unvoted votes. MetLife seeks to obtain a reasonable level of turnout given the particular voting trend. MetLife may use various methods of encouraging Contract owners to vote, including additional solicitations. The practice of echo voting means that a minority of Contract owners may, in practice, determine whether an item passes or fails. Please see "Voting Rights" in the prospectus for the Contracts accompanying this Prospectus for more information on your voting rights.

DISCLOSURE OF PORTFOLIO HOLDINGS

Shares of the Trust are offered only to separate accounts of the Insurance Companies. The following information is generally made available on one or more of the Insurance Company websites (including www.metlifeinvestors.com): (i) the ten largest portfolio holdings of each Portfolio; (ii) unless the Adviser has objected, the percentage of the Portfolio's net assets that each of the portfolio holdings represents; and (iii) the percentage of the Portfolio's net assets that these holdings represent in the aggregate. Unless the Adviser has objected, this information is posted on the website as early as on or about the tenth business day following the calendar quarter and no later than on or about the first business day of the second month following the calendar quarter. The Trust may exclude any portion of these holdings from the posting when deemed in the best interest of the Trust. These postings generally remain until replaced by new postings as described above. For these purposes, a Portfolio's ten largest portfolio holdings are not considered to include swaps, futures, or forward currency transactions or transactions transmitted to the Trust's custodian after certain established cut-off times.

A description of the Portfolios' policies and procedures with respect to the disclosure of the Portfolios' portfolio securities is available in the SAI.

DIVIDENDS, DISTRIBUTIONS AND TAXES

DIVIDENDS AND DISTRIBUTIONS

Each Portfolio intends to distribute substantially all of its net investment income, if any. Each Portfolio distributes its dividends from its net investment income to MetLife's separate ac-counts at least once a year and not to you, the Contract owner. These distributions are in the form of additional shares and not cash. The result is that a Portfolio's investment performance, including the effect of dividends, is reflected in the cash value of the Contracts. Please see the Contract prospectus accompanying this Prospectus for more information.

All net realized long- or short-term capital gains of each Portfolio are also declared once a year and reinvested in the Portfolio.

TAXES

Please see the Contract prospectus accompanying this Prospectus for a discussion of the tax impact on you resulting from the income taxes the separate accounts owe as a result of their ownership of a Portfolio's shares and their receipt of dividends and capital gains.

Each Portfolio expects to qualify and to continue to qualify as a regulated investment company under Subchapter M of the Code. As qualified, a Portfolio is not subject to federal income tax on that part of its taxable income that it distributes to you. Taxable income consists generally of net investment income, and any capital gains. It is each Portfolio's intention to distribute all such income and gains.

Shares of each Portfolio are currently offered only to the separate accounts of MetLife. Separate accounts are insurance company separate accounts that fund life insurance policies and annuity contracts. Under the Code, an insurance company pays no tax with respect to income of a qualifying separate account when the income is properly allocable to the value of eligible variable annuity or variable life insurance contracts. For a discussion of the taxation of life insurance companies and the separate accounts, as well as the tax treatment of the policies and annuity contracts and the holders thereof, see the discussion of federal income tax considerations included in the prospectus for the Contracts.

Section 817(h) of the Code and the regulations thereunder impose "diversification" requirements on the assets underlying a Contract. Each Portfolio intends to maintain diversification which will allow each Contract to satisfy these requirements. These requirements are in addition to the diversification requirements imposed on each Portfolio by Subchapter M and the 1940 Act. Technically, the section 817(h) requirements provide that, with limited exceptions, as of the end of each calendar quarter or within thirty days thereafter no more than 55% of the assets underlying a Contract may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments, and no more than 90% by any four investments. For this purpose, an investment in a Portfolio is treated not as a single investment but as an investment in each asset owned by the Portfolio, so long as shares of the Portfolio are owned only by separate accounts of insurance companies, by qualified pension and retirement plans, and by a limited class of other investors. The Portfolios are and will be so owned. Thus so long as each Portfolio meets the section 817(h) diversification tests, each Contract will also meet those tests. See the prospectus for the Contracts.

The foregoing is only a summary of some of the important federal income tax considerations generally affecting a Portfolio and you; see the SAI for a more detailed discussion. You are urged to consult your tax advisers.

REPORT TO POLICYHOLDERS

The fiscal year of each Portfolio ends on December 31 of each year. The Trust will send to you, at least semi-annually, reports which show the Portfolios' composition and other information. An annual report, with audited information, will be sent to you each year.

SALES AND PURCHASES OF SHARES


The Trust does not sell its shares directly to the public. The Trust continuously sells Class A shares, Class B shares and Class E shares of the Portfolios, as applicable, only to the separate accounts of MetLife to fund Contracts. The Trust could also offer shares to other separate accounts of other insurers if approved by the Board of Trustees.


PURCHASE AND REDEMPTION OF SHARES

MetLife Investors Distribution Company is the principal underwriter and distributor of the Trust's shares. MetLife Investors Distribution Company places orders for the purchase or redemption of shares of each Portfolio based on, among other things, the amount of net Contract premiums or purchase payments transferred to the separate accounts, transfers to or from a separate account investment division and benefit payments to be effected on a given date pursuant to the terms of the Contract. Such orders are effected, without sales charge, at the net asset value per share for each Portfolio determined on that same date. The Trust reserves the right to reject or limit all or part of any purchase or exchange order for any reason.

The Portfolios are available as investment options under a number of different variable insurance products, many of which do not limit the number of transfers among the available underlying funds. A large number of transfers could raise transaction costs for a Portfolio and could require the Adviser to maintain increased cash reserves, which could harm performance in rising markets.


Shares of the Portfolios are sold and redeemed at their net asset value without the imposition of any sales commission or redemption charge. Class A shares are not subject to a Rule 12b-1 fee. Class B and Class E shares are subject to a Rule 12b-1 fee of 0.25% and 0.15%, respectively, of average daily net assets. (However, certain sales or other charges may apply to the Contract, as described in the Contract prospectus.) Under certain circumstances, redemption proceeds may be paid in securities or other property rather than in cash if the Manager determines it is in the best interests of the Trust.


MARKET TIMING

The Trust's Board of Trustees has adopted certain procedures, described below, to discourage certain types of trading in Portfolio shares that may be harmful to long-term investors, specifically (i) trading that is designed to exploit pricing inefficiencies and thereby dilute the returns of long-term investors; or (ii) frequent trading by an investor that generates sufficiently volatile cash flows to be disruptive to a portfolio manager's ability to manage a Portfolio's assets ((i) or (ii), "market timing"). The Trust is not intended for investment by market timers. The Trust does not knowingly accommodate market timing in any Portfolio and, to the Trust's knowledge, there are no arrangements currently in place that are designed to permit any contract owner to engage in market timing. As discussed above, the Trust reserves the right to reject or limit all or part of any purchase or exchange order for any reason.

The Trust requires that the insurance company separate accounts that invest in the Portfolios have in place policies and procedures reasonably designed to detect and deter market timing in the separate accounts by contract owners. In addition, the Manager monitors cash flows of certain Portfolios identified as presenting pricing inefficiencies that could potentially be exploited by market timers, and, with respect to each Portfolio, conducts certain tests to help detect cash outflows or cash flow volatility that may be disruptive to a portfolio manager's ability to manage the Portfolio. If, based on such monitoring, the Manager believes (i) that a Portfolio's cash flows may reflect a pattern of market timing or (ii) that a Portfolio's cash flows may reflect frequent trading that is disruptive to the management of the Portfolio and it is appropriate given the context of the cash flow volatility (e.g., type of Portfolio, amount of assets), the Manager will refer the matter to the appropriate insurance company or companies.

Further, in accordance with Rule 22c-2 under the 1940 Act, the Trust has contracted with insurance separate accounts to enable it to request and receive information regarding transactions in the shares of the Trust's Portfolios and limit transactions that violate the Trust's policies on market timing.


If the Trust finds that any insurance company has in place inadequate policies and procedures, with respect to a particular separate account, to detect and deter market timing in Portfolio shares and there is evidence of market timing in that separate account, the Trust or any of its Portfolios may be discontinued as an investment option of that separate account. In such an event, all contract owners of such separate account would no longer be able to make new investments in the Trust or any of its Portfolios. The Trust reserves the right to modify this policy, including any procedures established from time to time to effectuate this policy, at any time without notice.

LIMITATIONS ON THE TRUST'S ABILITY TO DETECT AND DETER MARKET TIMING

The Portfolios are available as investment options under a number of different variable insurance products. Owners of these variable insurance products transfer value among sub-accounts of the insurance company separate accounts by contacting the insurance companies. The resulting purchases and redemptions of Portfolio shares are made through omnibus accounts of the insurance companies. The right of an owner of such a variable insurance product to transfer among sub-accounts is governed by a contract between the insurance company and such owner. Many of these contracts do not limit the number of transfers among the available underlying funds that a contract owner may make. The terms of these contracts, the presence of financial intermediaries (including the insurance companies) between the Trust and contract owners, the utilization of omnibus accounts by these intermediaries and other factors such as state insurance laws may limit the Trust's ability to detect and deter market timing. Multiple tiers of such financial intermediaries may further compound the Trust's difficulty in detecting and deterring such market timing activities.

RISKS ASSOCIATED WITH MARKET TIMING GENERALLY

While the Trust will try to detect and deter market timing by utilizing the procedures described above, these procedures may not be successful in identifying or deterring market timing. By realizing profits through short-term trading, contract owners that engage in market timing activities may dilute the value of shares held by long-term investors. Cashflow volatility resulting from frequent trading of Portfolio shares, especially involving large dollar amounts, may disrupt a portfolio manager's ability to manage the Portfolio's assets. Frequent trading may be disruptive if it makes it difficult for a Portfolio to implement its long-term investment strategies, for example by causing the Portfolio to maintain a higher level of its assets in cash to accommodate such frequent trading. Frequent trading may also be disruptive if it forces a Portfolio to sell portfolio securities at inopportune times to raise cash to accommodate such trading activity. In addition, frequent trading may cause a Portfolio to incur increased expenses. For example, as a result of such frequent trading, a Portfolio may be forced to liquidate investments and thereby incur increased brokerage costs and realization of taxable capital gains without attaining any investment advantage. All of these factors may adversely affect Portfolio performance.

Associated with an investment in a Portfolio that itself invests in securities that are, for example, thinly traded, traded infrequently, or relatively less liquid is the risk that the current market price for the securities may not accurately reflect current market values. A market timer may seek to engage in strategies designed to take advantage of these pricing differences ("price arbitrage") and thereby dilute the returns of long-term investors. Portfolios that may be adversely affected by price arbitrage include those Portfolios that significantly invest in small cap equity securities and in certain fixed-income securities, such as high yield bonds.

A Portfolio that invests significantly in foreign securities may be particularly susceptible to strategies designed to exploit pricing inefficiencies. This is because foreign securities are typically traded on markets that close well before the time a Portfolio calculates its net asset value (typically at 4:00 p.m. Eastern Time), which gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities. The time zone differences among international stock markets can allow a market timer engaging in certain strategies to exploit differences in Portfolio share prices that are based on closing prices of foreign securities established some time before the Portfolio calculates its own share price (a type of price arbitrage referred to as "time zone arbitrage"). As discussed more fully below, the Trust has procedures, referred to as fair value pricing, that allow the Trust to adjust closing market prices of foreign securities to reflect what is believed to be the fair value of those securities at the time a Portfolio calculates its net asset value. While there is no assurance, the Portfolios expect that the use of fair value pricing will reduce a market timer's ability to engage in time zone arbitrage to the detriment of Portfolio shareholders.

VALUATION OF SHARES


Each Portfolio's net asset value ("NAV") per share is ordinarily determined once daily, as of the close of the regular session of business on the New York Stock Exchange (NYSE) (usually at 4:00 p.m., Eastern Time), on each day the NYSE is open. To the extent that the Portfolio's assets are traded in other markets when the NYSE is closed, the value of the Portfolio's assets may be effected on days when the Trust is not open for business. In addition, trading in some of the Portfolio's assets may not occur when the Trust is open for business.

NAV of a Portfolio share is computed by dividing the value of the net assets of the Portfolio by the total number of shares outstanding in the Portfolio. Share prices for any transaction are those next calculated after receipt of an order.

Except for money market instruments maturing in 60 days or less and foreign securities as discussed below, securities held by the Portfolios are valued at market value. If market values are not readily available, or if available market quotations are not reliable, securities are priced at their fair value as determined by the Valuation Committee of the Trust's Board of Trustees using procedures approved by the Board of Trustees. The Portfolios may use fair value pricing if the value of a security has been materially affected by events occurring before the Portfolio's calculation of NAV but after the close of the primary markets on which the security is traded. The Portfolios may also use fair value pricing if reliable market quotations are unavailable due to infrequent trading or if trading in a particular security was halted during the day and did not resume prior to the Portfolios' calculation of NAV. The use of fair value pricing has the effect of valuing a security based upon the price a Portfolio might reasonably expect to receive if it sold that security but does not guarantee that the security can be sold at the fair value price. Further, because of the inherent uncertainty of fair valuation, a fair valuation price may differ significantly from the value that would have been used had a ready market for the investment existed, and these differences could be material. With respect to any portion of a Portfolio's assets that is invested in other open-end investment companies, that portion of the Portfolio's NAV is calculated based on the NAV of that investment company. The prospectus for the other investment company explains the circumstances and effects of fair value pricing for that investment company.

Each Portfolio has retained a third party pricing service to automatically fair value each of its investments that is traded principally on a foreign exchange or market, subject to adjustment by the Trust's Valuation Committee. The Valuation Committee will regularly monitor and review the services provided by the pricing service to the Portfolios and periodically report to the Board on the pricing services' performance.

Money market instruments maturing in 60 days or less are valued on the amortized cost basis.

FINANCIAL HIGHLIGHTS


The following financial highlights tables are intended to help you understand each Portfolio's Class A shares, Class B shares and Class E shares financial performance for the past 5 years (or for its period of operation in the case of Portfolios that have operated for less than 5 years). Certain information reflects financial results for a single Portfolio share. Total return in each table shows how much an investment in a Portfolio would have increased (or decreased) during each period (assuming reinvestment of all dividends and distributions). This information, except with respect to BlackRock High Yield Portfolio, has been audited by Deloitte & Touche LLP, whose report is included in the Annual Report of each Portfolio, which are available upon request. The information for the years ended December 31, 2005 through December 31, 2007, in the case of BlackRock High Yield Portfolio, has been audited by Deloitte & Touche LLP. For the years 2003 and 2004, other independent accountants have audited this information with respect to BlackRock High Yield Portfolio.



                                             MET/AIM SMALL CAP GROWTH PORTFOLIO



                                                         FOR THE YEARS ENDED DECEMBER 31,
                                                      ---------------------------------------
CLASS A                                               2007(A) 2006(A) 2005(A) 2004(A) 2003(A)
---------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                   $13.53  $13.66  $12.84  $12.03   $8.65
                                                      ------- ------- ------- ------- -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT LOSS                                    (0.06)  (0.08)  (0.07)  (0.09)  (0.08)
NET REALIZED AND UNREALIZED GAINS                        1.60    1.97    1.18    0.90    3.46
                                                      ------- ------- ------- ------- -------
TOTAL FROM INVESTMENT OPERATIONS                         1.54    1.89    1.11    0.81    3.38
                                                      ------- ------- ------- ------- -------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                       --      --      --      --      --
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS          (0.21)  (2.02)  (0.29)      --      --
                                                      ------- ------- ------- ------- -------
TOTAL DISTRIBUTIONS:                                   (0.21)  (2.02)  (0.29)      --      --
                                                      ------- ------- ------- ------- -------
NET ASSET VALUE, END OF PERIOD                         $14.86  $13.53  $13.66  $12.84  $12.03
                                                      ------- ------- ------- ------- -------
TOTAL RETURN                                           11.40%  13.91%   8.59%   6.73%  39.08%
                                                      ------- ------- ------- ------- -------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                $587.1  $329.3  $215.4   $92.5    $6.2
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES**                                              0.92%   0.97%   0.99%   1.03%   1.04%
NET INVESTMENT LOSS                                   (0.42)% (0.58)% (0.53)% (0.74)% (0.78)%
PORTFOLIO TURNOVER RATE                                 33.6%   56.4%   74.8%   94.9%   29.8%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                0.92%   0.98%  0.96%*  1.02%*   1.16%

--------------------------------------------------------------------------------

* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
** Prior to 05/01/2003, broker rebates were excluded from the calculation of the expense limitation.
(a) Net investment loss per share was calculated using average shares outstanding.

  MET/AIM SMALL CAP GROWTH PORTFOLIO



                                                         FOR THE YEARS ENDED DECEMBER 31,
                                                      ---------------------------------------
CLASS B                                               2007(A) 2006(A) 2005(A) 2004(A) 2003(A)
---------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                   $13.39  $13.51  $12.74  $11.97   $8.62
                                                      ------- ------- ------- ------- -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT LOSS                                    (0.10)  (0.11)  (0.10)  (0.12)  (0.11)
NET REALIZED AND UNREALIZED GAINS                        1.58    2.01    1.16    0.89    3.46
                                                      ------- ------- ------- ------- -------
TOTAL FROM INVESTMENT OPERATIONS                         1.48    1.90    1.06    0.77    3.35
                                                      ------- ------- ------- ------- -------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                       --      --      --      --      --
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS          (0.21)  (2.02)  (0.29)      --      --
                                                      ------- ------- ------- ------- -------
TOTAL DISTRIBUTIONS:                                   (0.21)  (2.02)  (0.29)      --      --
                                                      ------- ------- ------- ------- -------
NET ASSET VALUE, END OF PERIOD                         $14.66  $13.39  $13.51  $12.74  $11.97
                                                      ------- ------- ------- ------- -------
TOTAL RETURN                                           11.07%  14.18%   8.27%   6.43%  38.86%
                                                      ------- ------- ------- ------- -------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                $292.0  $299.7  $297.1  $309.7  $206.3
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES**                                              1.16%   1.21%   1.25%   1.29%   1.30%
NET INVESTMENT LOSS                                   (0.69)% (0.83)% (0.80)% (1.03)% (1.04)%
PORTFOLIO TURNOVER RATE                                 33.6%   56.4%   74.8%   94.9%   29.8%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                1.17%   1.23%  1.20%*  1.23%*   1.36%

--------------------------------------------------------------------------------

* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
** Prior to 05/01/2003, broker rebates were excluded from the calculation of the expense limitation.
(a) Net investment loss per share was calculated using average shares outstanding.

                                             MET/AIM SMALL CAP GROWTH PORTFOLIO



                                                         FOR THE YEARS ENDED DECEMBER 31,
                                                      ---------------------------------------
CLASS E                                               2007(A) 2006(A) 2005(A) 2004(A) 2003(A)
---------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                   $13.50  $13.60  $12.80  $12.01   $8.64
                                                      ------- ------- ------- ------- -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT LOSS                                    (0.09)  (0.10)  (0.09)  (0.11)  (0.10)
NET REALIZED AND UNREALIZED GAINS                        1.60    2.02    1.18    0.90    3.47
                                                      ------- ------- ------- ------- -------
TOTAL FROM INVESTMENT OPERATIONS                         1.51    1.92    1.09    0.79    3.37
                                                      ------- ------- ------- ------- -------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                       --      --      --      --      --
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS          (0.21)  (2.02)  (0.29)      --      --
                                                      ------- ------- ------- ------- -------
TOTAL DISTRIBUTIONS                                    (0.21)  (2.02)  (0.29)      --      --
                                                      ------- ------- ------- ------- -------
NET ASSET VALUE, END OF PERIOD                         $14.80  $13.50  $13.60  $12.80  $12.01
                                                      ------- ------- ------- ------- -------
TOTAL RETURN                                           11.20%  14.25%   8.46%   6.58%  39.00%
                                                      ------- ------- ------- ------- -------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                 $17.9   $15.4   $13.4   $12.4    $8.6
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES**                                              1.07%   1.11%   1.15%   1.18%   1.20%
NET INVESTMENT LOSS                                   (0.58)% (0.73)% (0.70)% (0.93)% (0.94)%
PORTFOLIO TURNOVER RATE                                 33.6%   56.4%   74.8%   94.9%   29.8%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                1.07%   1.13%  1.11%*  1.13%*   1.25%

--------------------------------------------------------------------------------

* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
** Prior to 05/01/2003, broker rebates were excluded from the calculation of the expense limitation.
(a) Net investment loss per share was calculated using average shares outstanding.

  BLACKROCK HIGH YIELD PORTFOLIO#



                                                         FOR THE YEARS ENDED DECEMBER 31,
                                                      ---------------------------------------
CLASS A                                               2007(A)  2006(A) 2005(A)  2004  2003(A)
---------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                     $8.92  $8.84   $8.62   $8.41  $7.37
                                                      -------- ------  ------  ------ ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                     0.60   0.63    0.63    0.64   0.65
NET REALIZED AND UNREALIZED GAINS (LOSSES)              (0.34)   0.19  (0.41)    0.23   1.00
                                                      -------- ------  ------  ------ ------
TOTAL FROM INVESTMENT OPERATIONS                          0.26   0.82    0.22    0.87   1.65
                                                      -------- ------  ------  ------ ------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                    (0.94) (0.74)      --  (0.66) (0.61)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS               --     --      --      --     --
                                                      -------- ------  ------  ------ ------
TOTAL DISTRIBUTIONS                                     (0.94) (0.74)      --  (0.66) (0.61)
                                                      -------- ------  ------  ------ ------
NET ASSET VALUE, END OF PERIOD                           $8.24  $8.92   $8.84   $8.62  $8.41
                                                      -------- ------  ------  ------ ------
TOTAL RETURN                                             2.70%  9.81%   2.55%  10.38% 22.39%
                                                      -------- ------  ------  ------ ------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                 $404.1  $77.5   $84.0   $87.0  $76.0
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                 0.72%  0.93%   0.87%  0.83%*  0.90%
NET INVESTMENT INCOME                                    7.21%  7.34%   7.28%   7.42%  7.93%
PORTFOLIO TURNOVER RATE                                  60.2%  88.9%   36.0%   38.0%  57.0%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                              0.73%(b)  0.96%   0.87%   0.87%  0.90%

--------------------------------------------------------------------------------

# On May 1, 2006, the Portfolio received, through a plan of reorganization, all of the assets and assumed the liabilities of the Federated High Yield Portfolio, a portfolio of The Travelers Series Trust, that followed the same investment objective as the Portfolio. The information for each of the periods prior to May 1, 2006 is that of the predecessor Federated High Yield Portfolio. Effective August 21, 2006, the Portfolio changed its name to BlackRock High Yield Portfolio and BlackRock Financial Management, Inc. became the Portfolio's Adviser.
*  The Manager waived a portion of the management fee for the year.
(a) Net investment income per share was calculated using average shares outstanding.
(b) Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.

                                          CLARION GLOBAL REAL ESTATE PORTFOLIO#
                              (FORMERLY NEUBERGER BERMAN REAL ESTATE PORTFOLIO)



                                                                               FOR THE PERIOD FROM
                                                                                   MAY 1, 2004
                                                        FOR THE YEARS ENDED      (COMMENCEMENT OF
                                                            DECEMBER 31,          OPERATIONS) TO
                                                      ------------------------ DECEMBER 31, 2004(A)
CLASS A                                               2007(A)  2006(A) 2005(A) --------------------
-------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                    $18.13 $14.15  $12.47          $10.00
                                                      -------- ------  ------        --------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME:                                    0.22   0.28    0.30            0.55
NET REALIZED AND UNREALIZED GAINS (LOSSES)              (2.59)   4.81    1.40            2.42
                                                      -------- ------  ------        --------
TOTAL FROM INVESTMENT OPERATIONS                        (2.37)   5.09    1.70            2.97
                                                      -------- ------  ------        --------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                    (0.19) (0.19)      --          (0.22)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS           (1.49) (0.92)  (0.02)          (0.28)
                                                      -------- ------  ------        --------
TOTAL DISTRIBUTIONS                                     (1.68) (1.11)  (0.02)          (0.50)
                                                      -------- ------  ------        --------
NET ASSET VALUE, END OF PERIOD                          $14.08 $18.13  $14.15          $12.47
                                                      -------- ------  ------        --------
TOTAL RETURN                                          (14.79)% 37.90%  13.61%        29.73%++
                                                      -------- ------  ------        --------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                 $711.9 $627.5  $204.1           $77.1
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                 0.62%  0.66%   0.69%          0.84%+
NET INVESTMENT INCOME                                    1.35%  1.74%   2.27%          6.76%+
PORTFOLIO TURNOVER RATE                                 110.0%  73.0%   13.5%         52.3%++
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                 0.65%  0.70%   0.70%          0.84%+

--------------------------------------------------------------------------------

# Effective April 28, 2008, the Portfolio changed its name to Clarion Global Real Estate Portfolio and ING Clarion Real Estate Securities L.P. became the Portfolio's Adviser.
+  Annualized
++ Non-annualized
(a) Net Investment income per share was calculated using average shares outstanding.

  CLARION GLOBAL REAL ESTATE PORTFOLIO#
(FORMERLY NEUBERGER BERMAN REAL ESTATE PORTFOLIO)



                                                                               FOR THE PERIOD FROM
                                                                                   MAY 1, 2004
                                                        FOR THE YEARS ENDED      (COMMENCEMENT OF
                                                            DECEMBER 31,          OPERATIONS) TO
                                                      ------------------------ DECEMBER 31, 2004(A)
CLASS B                                               2007(A)  2006(A) 2005(A) --------------------
-------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                    $18.06 $14.11  $12.47          $10.00
                                                      -------- ------  ------        --------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME:                                    0.21   0.23    0.26            0.26
NET REALIZED AND UNREALIZED GAINS (LOSSES)              (2.62)   4.81    1.40            2.69
                                                      -------- ------  ------        --------
TOTAL FROM INVESTMENT OPERATIONS                        (2.41)   5.04    1.66            2.95
                                                      -------- ------  ------        --------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                    (0.15) (0.17)      --          (0.20)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS           (1.49) (0.92)  (0.02)          (0.28)
                                                      -------- ------  ------        --------
TOTAL DISTRIBUTIONS                                     (1.64) (1.09)  (0.02)          (0.48)
                                                      -------- ------  ------        --------
NET ASSET VALUE, END OF PERIOD                          $14.01 $18.06  $14.11          $12.47
                                                      -------- ------  ------        --------
TOTAL RETURN                                          (15.01)% 37.58%  13.29%        29.55%++
                                                      -------- ------  ------        --------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                 $484.8 $623.4  $316.4          $167.2
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                 0.87%  0.92%   0.94%          0.98%+
NET INVESTMENT INCOME                                    1.30%  1.43%   2.00%          3.45%+
PORTFOLIO TURNOVER RATE                                 110.0%  73.0%   13.5%         52.3%++
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                 0.90%  0.95%   0.95%          0.98%+

--------------------------------------------------------------------------------

# Effective April 28, 2008, the Portfolio changed its name to Clarion Global Real Estate Portfolio and ING Clarion Real Estate Securities L.P. became the Portfolio's Adviser.
+  Annualized
++ Non-annualized
(a) Net Investment income per share was calculated using average shares outstanding.

                                          CLARION GLOBAL REAL ESTATE PORTFOLIO#

                              (FORMERLY NEUBERGER BERMAN REAL ESTATE PORTFOLIO)



                                                                                       FOR THE PERIOD FROM
                                                                                           MAY 1, 2004
                                                                                         (COMMENCEMENT OF
                                                      FOR THE YEARS ENDED DECEMBER 31,    OPERATIONS) TO
                                                      -------------------------------- DECEMBER 31, 2004(A)
CLASS E                                               2007(A)     2006(A)    2005(A)   --------------------
---------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                    $18.08    $14.13     $12.47            $10.00
                                                       --------   ------     ------          --------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME:                                    0.26      0.25       0.28              0.33
NET REALIZED AND UNREALIZED GAINS (LOSSES)              (2.64)      4.80       1.40              2.64
                                                       --------   ------     ------          --------
TOTAL FROM INVESTMENT OPERATIONS                        (2.38)      5.05       1.68              2.97
                                                       --------   ------     ------          --------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                    (0.17)    (0.18)         --            (0.22)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS           (1.49)    (0.92)     (0.02)            (0.28)
                                                       --------   ------     ------          --------
TOTAL DISTRIBUTIONS                                     (1.66)    (1.10)     (0.02)            (0.50)
                                                       --------   ------     ------          --------
NET ASSET VALUE, END OF PERIOD                          $14.04    $18.08     $14.13            $12.47
                                                       --------   ------     ------          --------
TOTAL RETURN                                          (14.86)%    37.62%     13.45%          29.69%++
                                                       --------   ------     ------          --------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                  $72.7    $119.2      $51.3             $20.9
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                 0.76%     0.82%      0.84%            0.91%+
NET INVESTMENT INCOME                                    1.54%     1.55%      2.14%            4.19%+
PORTFOLIO TURNOVER RATE                                 110.0%     73.0%      13.5%           52.3%++
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                 0.80%     0.85%      0.84%            0.91%+

--------------------------------------------------------------------------------

# Effective April 28, 2008, the Portfolio changed its name to Clarion Global Real Estate Portfolio and ING Clarion Real Estate Securities L.P. became the Portfolio's Adviser.
+  Annualized
++ Non-annualized
(a) Net Investment income per share was calculated using average shares outstanding.

  GOLDMAN SACHS MID CAP VALUE PORTFOLIO


                                                                              FOR THE PERIOD FROM
                                                                                  MAY 1, 2004
                                                        FOR THE YEARS ENDED     (COMMENCEMENT OF
                                                           DECEMBER 31,          OPERATIONS) TO
                                                      ----------------------- DECEMBER 31, 2004(A)
CLASS A                                               2007(A) 2006(A) 2005(A) --------------------
------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                  $14.43  $12.54  $11.94          $10.00
                                                      ------  ------  ------        --------
INCOME FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                   0.18    0.14    0.15            0.09
NET REALIZED AND UNREALIZED GAINS                       0.39    1.86    1.38            2.01
                                                      ------  ------  ------        --------
TOTAL FROM INVESTMENT OPERATIONS                        0.57    2.00    1.53            2.10
                                                      ------  ------  ------        --------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                  (0.10)      --  (0.11)          (0.05)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS         (1.33)  (0.11)  (0.82)          (0.11)
                                                      ------  ------  ------        --------
TOTAL DISTRIBUTIONS                                   (1.43)  (0.11)  (0.93)          (0.16)
                                                      ------  ------  ------        --------
NET ASSET VALUE, END OF PERIOD                        $13.57  $14.43  $12.54          $11.94
                                                      ------  ------  ------        --------
TOTAL RETURN                                           3.37%  16.02%  12.76%        20.98%++
                                                      ------  ------  ------        --------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)               $383.0  $277.9  $285.0          $126.0
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                               0.75%   0.79%   0.79%          0.97%+
NET INVESTMENT INCOME                                  1.27%   1.02%   1.15%          1.19%+
PORTFOLIO TURNOVER RATE                                83.6%   67.2%   51.4%         40.8%++
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                               0.77%   0.81%   0.79%          0.98%+

--------------------------------------------------------------------------------
+  Annualized
++ Non-annualized
(a) Net investment income per share was calculated using average shares outstanding.

                                          GOLDMAN SACHS MID CAP VALUE PORTFOLIO


                                                                              FOR THE PERIOD FROM
                                                                                  MAY 1, 2004
                                                        FOR THE YEARS ENDED     (COMMENCEMENT OF
                                                           DECEMBER 31,          OPERATIONS) TO
                                                      ----------------------- DECEMBER 31, 2004(A)
CLASS B                                               2007(A) 2006(A) 2005(A) --------------------
------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                  $14.40  $12.55  $11.95          $10.00
                                                      ------  ------  ------        --------
INCOME FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                   0.14    0.11    0.11            0.05
NET REALIZED AND UNREALIZED GAINS                       0.39    1.85    1.39            2.04
                                                      ------  ------  ------        --------
TOTAL FROM INVESTMENT OPERATIONS                        0.53    1.96    1.50            2.09
                                                      ------  ------  ------        --------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                  (0.07)      --  (0.08)          (0.03)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS         (1.33)  (0.11)  (0.82)          (0.11)
                                                      ------  ------  ------        --------
TOTAL DISTRIBUTIONS                                   (1.40)  (0.11)  (0.90)          (0.14)
                                                      ------  ------  ------        --------
NET ASSET VALUE, END OF PERIOD                        $13.53  $14.40  $12.55          $11.95
                                                      ------  ------  ------        --------
TOTAL RETURN                                           3.10%  15.69%  12.54%        20.85%++
                                                      ------  ------  ------        --------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)               $195.7  $192.6  $137.1          $104.0
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                               1.00%   1.05%   1.03%          1.14%+
NET INVESTMENT INCOME                                  0.97%   0.83%   0.87%          0.71%+
PORTFOLIO TURNOVER RATE                                83.6%   67.2%   51.4%         40.8%++
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                               1.02%   1.07%   1.03%          1.14%+

--------------------------------------------------------------------------------
+  Annualized
++ Non-annualized
(a) Net investment income per share was calculated using average shares outstanding.

  HARRIS OAKMARK INTERNATIONAL PORTFOLIO



                                                           FOR THE YEARS ENDED DECEMBER 31,
                                                      -------------------------------------------
CLASS A                                               2007(A)  2006(A)  2005(A)  2004(A)  2003(A)
-------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                    $19.03   $16.23 $14.36     $11.89  $8.89
                                                      -------- -------- ------  --------- ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                     0.33     0.31   0.21       0.04   0.08
NET REALIZED AND UNREALIZED GAINS (LOSSES)              (0.35)     4.20   1.87       2.43   3.06
                                                      -------- -------- ------  --------- ------
TOTAL FROM INVESTMENT OPERATIONS                        (0.02)     4.51   2.08       2.47   3.14
                                                      -------- -------- ------  --------- ------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                    (0.18)   (0.49) (0.02)  (0.00)(b) (0.11)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS           (1.56)   (1.22) (0.19)         -- (0.03)
                                                      -------- -------- ------  --------- ------
TOTAL DISTRIBUTIONS                                     (1.74)   (1.71) (0.21)  (0.00)(b) (0.14)
                                                      -------- -------- ------  --------- ------
NET ASSET VALUE, END OF PERIOD                          $17.27   $19.03 $16.23     $14.36 $11.89
                                                      -------- -------- ------  --------- ------
TOTAL RETURN                                           (0.86)%   29.20% 14.48%     20.80% 35.36%
                                                      -------- -------- ------  --------- ------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)               $1,458.3 $1,037.0 $644.5     $276.4   $8.4
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES**                                               0.86%    0.97%  0.94%      1.04%  1.16%
NET INVESTMENT INCOME                                    1.76%    1.77%  1.37%      0.32%  0.80%
PORTFOLIO TURNOVER RATE                                  49.6%    45.9%  11.5%      11.3%  22.1%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                 0.86%    0.98%  0.96%     1.03%* 1.21%*
RATIO OF EXPENSES TO AVERAGE NET ASSETS AFTER BROKER
REBATES**:                                                 N/A      N/A    N/A        N/A  1.15%

--------------------------------------------------------------------------------

* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
** Prior to 05/01/2003, broker rebates were excluded from the calculation of the expense limitation.
N/A Not applicable
(a) Net investment income per share was calculated using average shares outstanding.
(b) Rounds to less than $0.005 per share.

                                         HARRIS OAKMARK INTERNATIONAL PORTFOLIO



                                                         FOR THE YEARS ENDED DECEMBER 31,
                                                      ---------------------------------------
CLASS B                                               2007(A) 2006(A) 2005(A) 2004(A) 2003(A)
---------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                   $18.87 $16.11  $14.27  $11.84   $8.87
                                                      ------- ------  ------  ------  ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                    0.30   0.26    0.17    0.16    0.02
NET REALIZED AND UNREALIZED GAINS (LOSSES)             (0.36)   4.17    1.86    2.27    3.08
                                                      ------- ------  ------  ------  ------
TOTAL FROM INVESTMENT OPERATIONS                       (0.06)   4.43    2.03    2.43    3.10
                                                      ------- ------  ------  ------  ------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                   (0.16) (0.45)      --      --  (0.10)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS          (1.56) (1.22)  (0.19)      --  (0.03)
                                                      ------- ------  ------  ------  ------
TOTAL DISTRIBUTIONS                                    (1.72) (1.67)  (0.19)      --  (0.13)
                                                      ------- ------  ------  ------  ------
NET ASSET VALUE, END OF PERIOD                         $17.09 $18.87  $16.11  $14.27  $11.84
                                                      ------- ------  ------  ------  ------
TOTAL RETURN                                          (1.12)% 28.85%  14.24%  20.52%  34.96%
                                                      ------- ------  ------  ------  ------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                $862.6 $856.2  $554.3  $483.9  $288.0
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES**                                              1.10%  1.22%   1.19%   1.23%   1.43%
NET INVESTMENT INCOME                                   1.60%  1.49%   1.11%   1.27%   0.17%
PORTFOLIO TURNOVER RATE                                 49.6%  45.9%   11.5%   11.3%   22.1%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                1.10%  1.23%   1.20%  1.22%*  1.33%*
RATIO OF EXPENSES TO AVERAGE NET ASSETS AFTER BROKER
REBATES:**                                                N/A    N/A     N/A     N/A   1.43%

--------------------------------------------------------------------------------

* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
** Prior to 05/01/2003, broker rebates were excluded from the calculation of the expense limitation.
N/A Not applicable
(a) Net investment income per share was calculated using average shares outstanding.

  HARRIS OAKMARK INTERNATIONAL PORTFOLIO



                                                          FOR THE YEARS ENDED DECEMBER 31,
                                                      -----------------------------------------
CLASS E                                               2007(A) 2006(A) 2005(A)  2004(A)  2003(A)
-----------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                   $18.91 $16.14  $14.30     $11.85  $8.87
                                                      ------- ------  ------  --------- ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                    0.33   0.27    0.19       0.17   0.03
NET REALIZED AND UNREALIZED GAINS (LOSSES)             (0.37)   4.18    1.85       2.28   3.08
                                                      ------- ------  ------  --------- ------
TOTAL FROM INVESTMENT OPERATIONS                       (0.04)   4.45    2.04       2.45   3.11
                                                      ------- ------  ------  --------- ------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                   (0.17) (0.46)  (0.01)  (0.00)(b) (0.10)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS          (1.56) (1.22)  (0.19)         -- (0.03)
                                                      ------- ------  ------  --------- ------
TOTAL DISTRIBUTIONS                                    (1.73) (1.68)  (0.20)  (0.00)(b) (0.13)
                                                      ------- ------  ------  --------- ------
NET ASSET VALUE, END OF PERIOD                         $17.14 $18.91  $16.14     $14.30 $11.85
                                                      ------- ------  ------  --------- ------
TOTAL RETURN                                          (1.00)% 28.98%  14.27%     20.69% 35.14%
                                                      ------- ------  ------  --------- ------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                $198.8 $221.0  $130.4      $75.5  $23.6
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES**                                              1.00%  1.13%   1.09%      1.14%  1.33%
NET INVESTMENT INCOME                                   1.75%  1.54%   1.25%      1.31%  0.24%
PORTFOLIO TURNOVER RATE                                 49.6%  45.9%   11.5%      11.3%  22.1%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                1.00%  1.13%   1.10%     1.12%* 1.24%*
RATIO OF EXPENSES TO AVERAGE NET ASSETS AFTER BROKER
REBATES**:                                                N/A    N/A     N/A        N/A  1.33%

--------------------------------------------------------------------------------

* Excludes effect of deferred expense reimbursement by the Portfolio Manager. ** Prior to 05/01/2003, broker rebates were excluded from the calculation of the expense limitation.
N/A Not applicable
(a) Net investment income per share was calculated using average shares outstanding.
(b) Rounds to less than $0.005 per share.

                                                       LAZARD MID CAP PORTFOLIO



                                                         FOR THE YEARS ENDED DECEMBER 31,
                                                      ---------------------------------------
CLASS A                                               2007(A) 2006(A) 2005(A) 2004(A) 2003(A)
---------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                   $13.74 $13.65  $14.13  $12.33   $9.85
                                                      ------- ------  ------  ------  ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                    0.13   0.10    0.04    0.08    0.01
NET REALIZED AND UNREALIZED GAINS (LOSSES)             (0.33)   1.75    1.16    1.72    2.58
                                                      ------- ------  ------  ------  ------
TOTAL FROM INVESTMENT OPERATIONS                       (0.20)   1.85    1.20    1.80    2.59
                                                      ------- ------  ------  ------  ------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                   (0.09) (0.08)  (0.06)      --  (0.01)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS          (1.28) (1.68)  (1.62)      --  (0.10)
                                                      ------- ------  ------  ------  ------
TOTAL DISTRIBUTIONS                                    (1.37) (1.76)  (1.68)      --  (0.11)
                                                      ------- ------  ------  ------  ------
NET ASSET VALUE, END OF PERIOD                         $12.17 $13.74  $13.65  $14.13  $12.33
                                                      ------- ------  ------  ------  ------
TOTAL RETURN                                          (2.47)% 14.87%   8.40%  14.60%  26.42%
                                                      ------- ------  ------  ------  ------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                $550.8 $312.2   $89.0   $58.8    $4.5
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES**                                              0.75%  0.77%   0.79%   0.85%   0.93%
NET INVESTMENT INCOME                                   0.96%  0.76%   0.63%   0.59%   0.10%
PORTFOLIO TURNOVER RATE                                 89.9%  65.4%  170.0%   90.7%   36.2%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                0.76%  0.80%   0.82%  0.83%*  0.96%*
RATIO OF EXPENSES TO AVERAGE NET ASSETS AFTER BROKER
REBATES**:                                                N/A    N/A     N/A     N/A   0.92%

--------------------------------------------------------------------------------

* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
** Prior to 05/01/2003, broker rebates were excluded from the calculation of the expense limitation.
N/A Not applicable
(a) Net investment income per share was calculated using average shares outstanding.

  LAZARD MID CAP PORTFOLIO



                                                          FOR THE YEARS ENDED DECEMBER 31,
                                                      -----------------------------------------
CLASS B                                               2007(A) 2006(A) 2005(A) 2004(A)  2003(A)
-----------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                   $13.65 $13.57  $14.05  $12.29      $9.83
                                                      ------- ------  ------  ------  ---------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME (LOSS)                             0.09   0.06    0.05    0.02     (0.01)
NET REALIZED AND UNREALIZED GAINS (LOSSES)             (0.31)   1.74    1.10    1.74       2.57
                                                      ------- ------  ------  ------  ---------
TOTAL FROM INVESTMENT OPERATIONS                       (0.22)   1.80    1.15    1.76       2.56
                                                      ------- ------  ------  ------  ---------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                   (0.05) (0.04)  (0.01)      --  (0.00)(b)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS          (1.28) (1.68)  (1.62)      --     (0.10)
                                                      ------- ------  ------  ------  ---------
TOTAL DISTRIBUTIONS                                    (1.33) (1.72)  (1.63)      --     (0.10)
                                                      ------- ------  ------  ------  ---------
NET ASSET VALUE, END OF PERIOD                         $12.10 $13.65  $13.57  $14.05     $12.29
                                                      ------- ------  ------  ------  ---------
TOTAL RETURN                                          (2.71)% 14.67%   8.06%  14.32%     26.03%
                                                      ------- ------  ------  ------  ---------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                $243.6 $216.8  $200.4  $211.0     $211.8
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES**                                              0.99%  1.02%   1.03%   1.08%      1.19%
NET INVESTMENT INCOME (LOSS)                            0.67%  0.48%   0.38%   0.16%    (0.08)%
PORTFOLIO TURNOVER RATE                                 89.9%  65.4%  170.0%   90.7%      36.2%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                1.00%  1.05%   1.07%  1.03%*     1.15%*
RATIO OF EXPENSES TO AVERAGE NET ASSETS AFTER BROKER
REBATES**:                                                N/A    N/A     N/A     N/A      1.19%

--------------------------------------------------------------------------------

* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
** Prior to 05/01/2003, broker rebates were excluded from the calculation of the expense limitation.
N/A Not applicable
(a) Net investment income (loss) per share was calculated using average shares outstanding.
(b) Rounds to less than $0.005 per share.

                                                       LAZARD MID CAP PORTFOLIO



                                                          FOR THE YEARS ENDED DECEMBER 31,
                                                      -----------------------------------------
CLASS E                                               2007(A) 2006(A) 2005(A) 2004(A)  2003(A)
-----------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                   $13.69 $13.61  $14.10  $12.32      $9.84
                                                      ------- ------  ------  ------  ---------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                    0.10   0.08    0.07    0.04    0.00(b)
NET REALIZED AND UNREALIZED GAINS (LOSSES)             (0.31)   1.74    1.10    1.74       2.58
                                                      ------- ------  ------  ------  ---------
TOTAL FROM INVESTMENT OPERATIONS                       (0.21)   1.82    1.17    1.78       2.58
                                                      ------- ------  ------  ------  ---------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                   (0.07) (0.06)  (0.04)      --  (0.00)(b)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS          (1.28) (1.68)  (1.62)      --     (0.10)
                                                      ------- ------  ------  ------  ---------
TOTAL DISTRIBUTIONS                                    (1.35) (1.74)  (1.66)      --     (0.10)
                                                      ------- ------  ------  ------  ---------
NET ASSET VALUE, END OF PERIOD                         $12.13 $13.69  $13.61  $14.10     $12.32
                                                      ------- ------  ------  ------  ---------
TOTAL RETURN                                          (2.64)% 14.74%   8.23%  14.45%     26.35%
                                                      ------- ------  ------  ------  ---------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                 $38.2  $36.0   $32.6   $30.5      $19.8
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES**                                              0.89%  0.93%   0.93%   0.98%      1.09%
NET INVESTMENT INCOME                                   0.76%  0.58%   0.49%   0.29%      0.02%
PORTFOLIO TURNOVER RATE                                 89.9%  65.4%  170.0%   90.7%      36.2%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                0.90%  0.95%   0.97%  0.94%*     1.07%*
RATIO OF EXPENSES TO AVERAGE NET ASSETS AFTER BROKER
REBATES**:                                                N/A    N/A     N/A     N/A      1.08%

--------------------------------------------------------------------------------

* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
** Prior to 05/01/2003, broker rebates were excluded from the calculation of the expense limitation.
N/A Not applicable.
(a) Net investment income per share was calculated using average shares outstanding.
(b) Rounds to less than $0.005 per share.

  LEGG MASON PARTNERS AGGRESSIVE GROWTH PORTFOLIO



                                                          FOR THE YEARS ENDED DECEMBER 31,
                                                      ----------------------------------------
CLASS A                                               2007(A) 2006(A) 2005(A)  2004(A) 2003(A)
----------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                   $8.09    $8.70    $7.65  $7.03    $5.37
                                                      ------  ------- -------- ------  -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME (LOSS)                            0.01     0.03  0.00(b)   0.01   (0.01)
NET REALIZED AND UNREALIZED GAINS (LOSSES)              0.22   (0.14)     1.06   0.61     1.67
                                                      ------  ------- -------- ------  -------
TOTAL FROM INVESTMENT OPERATIONS                        0.23   (0.11)     1.06   0.62     1.66
                                                      ------  ------- -------- ------  -------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                  (0.02)       --       --     --       --
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS         (0.76)   (0.50)   (0.01)     --       --
                                                      ------  ------- -------- ------  -------
TOTAL DISTRIBUTIONS                                   (0.78)   (0.50)   (0.01)     --       --
                                                      ------  ------- -------- ------  -------
NET ASSET VALUE, END OF PERIOD                         $7.54    $8.09    $8.70  $7.65    $7.03
                                                      ------  ------- -------- ------  -------
TOTAL RETURN                                           2.60%  (1.60)%   13.84%  8.82%   30.91%
                                                      ------  ------- -------- ------  -------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)               $874.6   $607.7   $500.4 $250.8    $19.9
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES**                                             0.67%    0.73%    0.72%  0.90%    0.89%
NET INVESTMENT INCOME (LOSS)                           0.07%    0.33% 0.00%(b)  0.15%  (0.09)%
PORTFOLIO TURNOVER RATE                                 0.7%   190.3%   121.0% 104.7%    91.5%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
RATES:                                                 0.67%    0.75%   0.72%* 0.85%*   0.90%*
RATIO OF EXPENSES TO AVERAGE NET ASSETS AFTER BROKER
REBATES**:                                             0.67%    0.73%      N/A    N/A    0.89%

--------------------------------------------------------------------------------

* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
** Prior to 05/01/2003, broker rebates were excluded from the calculation of the expense limitation.
N/A Not applicable
(a) Net investment income (loss) per share was calculated using average shares outstanding.
(b) Rounds to less than $0.005 per share.

                                LEGG MASON PARTNERS AGGRESSIVE GROWTH PORTFOLIO



                                                         FOR THE YEARS ENDED DECEMBER 31,
                                                      ---------------------------------------
CLASS B                                               2007(A) 2006(A) 2005(A) 2004(A) 2003(A)
---------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                    $7.98   $8.60   $7.58   $6.99   $5.34
                                                      ------- ------- ------- ------- -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME (LOSS)                           (0.01)    0.01  (0.02)  (0.01)  (0.02)
NET REALIZED AND UNREALIZED GAINS (LOSSES)               0.21  (0.13)    1.05    0.60    1.67
                                                      ------- ------- ------- ------- -------
TOTAL FROM INVESTMENT OPERATIONS                         0.20  (0.12)    1.03    0.59    1.65
                                                      ------- ------- ------- ------- -------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                       --      --      --      --      --
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS          (0.76)  (0.50)  (0.01)      --      --
                                                      ------- ------- ------- ------- -------
TOTAL DISTRIBUTIONS                                    (0.76)  (0.50)  (0.01)      --      --
                                                      ------- ------- ------- ------- -------
NET ASSET VALUE, END OF PERIOD                          $7.42   $7.98   $8.60   $7.58   $6.99
                                                      ------- ------- ------- ------- -------
TOTAL RETURN                                            2.27% (1.74)%  13.58%   8.44%  30.90%
                                                      ------- ------- ------- ------- -------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                $222.3  $254.0  $277.8  $339.5  $252.6
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES**                                              0.92%   0.98%   0.97%   1.15%   1.14%
NET INVESTMENT INCOME (LOSS)                          (0.18)%   0.10% (0.25)% (0.11)% (0.37)%
PORTFOLIO TURNOVER RATE                                  0.7%  190.3%  121.0%  104.7%   91.5%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                0.92%   1.00%  0.97%*  1.08%*  1.18%*
RATIO OF EXPENSES TO AVERAGE NET ASSETS AFTER BROKER
REBATES**:                                              0.92%   0.98%     N/A     N/A   1.13%

--------------------------------------------------------------------------------

* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
** Prior to 05/01/2003, broker rebates were excluded from the calculation of the expense limitation.
N/A Not applicable
(a) Net investment income (loss) per share was calculated using average shares outstanding.

  LEGG MASON PARTNERS AGGRESSIVE GROWTH PORTFOLIO



                                                                             FOR THE PERIOD FROM
                                                                                APRIL 17, 2003
                                                                               (COMMENCEMENT OF
                                           FOR THE YEARS ENDED DECEMBER 31,     OPERATIONS) TO
                                           --------------------------------- DECEMBER 31, 2003(A)
CLASS E                                     2007(A)  2006(A) 2005(A) 2004(A) --------------------
-----------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD           $8.01   $8.62   $7.59   $6.99          $5.65
                                           --------- ------- ------- -------       --------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME (LOSS)                  (0.01)    0.02  (0.01) 0.00(b)         (0.01)
NET REALIZED AND UNREALIZED GAINS (LOSSES)      0.21  (0.13)    1.05    0.60           1.35
                                           --------- ------- ------- -------       --------
TOTAL FROM INVESTMENT OPERATIONS                0.20  (0.11)    1.04    0.60           1.34
                                           --------- ------- ------- -------       --------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME       (0.00)(b)      --      --      --             --
DISTRIBUTIONS FROM NET REALIZED CAPITAL       (0.76)  (0.50)  (0.01)      --             --
GAINS                                      --------- ------- ------- -------       --------
TOTAL DISTRIBUTIONS                           (0.76)  (0.50)  (0.01)      --             --
                                           --------- ------- ------- -------       --------
NET ASSET VALUE, END OF PERIOD                 $7.45   $8.01   $8.62   $7.59          $6.99
                                           --------- ------- ------- -------       --------
TOTAL RETURN                                   2.32% (1.61)%  13.69%   8.58%        23.72%+
                                           --------- ------- ------- -------       --------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)         $4.6    $5.9    $6.4    $5.5           $4.1
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES**                                     0.82%   0.88%   0.87%   1.05%         1.10%++
NET INVESTMENT INCOME (LOSS)                 (0.08)%   0.20% (0.15)% (0.05)%       (0.26)%++
PORTFOLIO TURNOVER RATE                         0.7%  190.3%  121.0%  104.7%          91.5%+
(1) RATIO OF OPERATING EXPENSES TO AVERAGE
NET ASSETS BEFORE REIMBURSEMENT BY THE
MANAGER AND BROKER REBATES:                    0.82%   0.90%  0.87%*  0.98%*        1.04%++*
RATIO OF EXPENSES TO AVERAGE NET ASSETS
AFTER BROKER REBATES**:                        0.82%   0.88%     N/A     N/A         1.05%++

--------------------------------------------------------------------------------

+  Non-annualized
++ Annualized
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
** Prior to 05/01/2003, broker rebates were excluded from the calculation of the expense limitation.
N/A Not applicable
(a) Net investment income (loss) per share was calculated using average shares outstanding.
(b) Rounds to less than $0.005 per share.

                                              LEGG MASON VALUE EQUITY PORTFOLIO



                                                                                 FOR THE PERIOD FROM
                                                                                   NOVEMBER 1, 2005
                                                             FOR THE YEARS ENDED   (COMMENCEMENT OF
                                                               DECEMBER 31,         OPERATIONS) TO
                                                             ------------------- DECEMBER 31, 2005(A)
CLASS A                                                       2007(A)   2006(A)  --------------------
---------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                            $11.15  $10.65          $10.00
                                                             ---------  ------         -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                             0.03    0.03         0.00(b)
NET REALIZED AND UNREALIZED GAINS (LOSSES)                      (0.67)    0.70            0.65
                                                             ---------  ------         -------
TOTAL FROM INVESTMENT OPERATIONS                                (0.64)    0.73            0.65
                                                             ---------  ------         -------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                         (0.00)(b)  (0.02)              --
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS                   (0.01)  (0.21)              --
                                                             ---------  ------         -------
TOTAL DISTRIBUTIONS                                             (0.01)  (0.23)              --
                                                             ---------  ------         -------
NET ASSET VALUE, END OF PERIOD                                  $10.50  $11.15          $10.65
                                                             ---------  ------         -------
TOTAL RETURN                                                   (5.72)%   6.83%          6.50%+
                                                             ---------  ------         -------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                       $1,403.6  $972.7            $3.2
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                         0.66%   0.72%         0.80%++
NET INVESTMENT INCOME                                            0.30%   0.26%         0.08%++
PORTFOLIO TURNOVER RATE                                          27.5%   38.7%           9.1%+
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS BEFORE
REIMBURSEMENT BY THE MANAGER AND BROKER REBATES:                 0.67%  0.74%*         8.27%++

--------------------------------------------------------------------------------

* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
+  Non-annualized
++ Annualized
(a) Net investment income per share was calculated using average shares outstanding.
(b) Rounds to less than $0.005 per share.

  LEGG MASON VALUE EQUITY PORTFOLIO



                                                                                 FOR THE PERIOD FROM
                                                                                   NOVEMBER 1, 2005
                                                             FOR THE YEARS ENDED   (COMMENCEMENT OF
                                                               DECEMBER 31,         OPERATIONS) TO
                                                             ------------------- DECEMBER 31, 2005(A)
CLASS B                                                       2007(A)   2006(A)  --------------------
---------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                            $11.14   $10.65          $10.00
                                                             ---------  -------       ---------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME (LOSS)                                   0.00(b)   (0.01)          (0.01)
NET REALIZED AND UNREALIZED GAINS (LOSSES)                      (0.66)     0.71            0.66
                                                             ---------  -------       ---------
TOTAL FROM INVESTMENT OPERATIONS                                (0.66)     0.70            0.65
                                                             ---------  -------       ---------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                         (0.00)(b)       --              --
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS                   (0.01)   (0.21)              --
                                                             ---------  -------       ---------
TOTAL DISTRIBUTIONS                                             (0.01)   (0.21)              --
                                                             ---------  -------       ---------
NET ASSET VALUE, END OF PERIOD                                  $10.47   $11.14          $10.65
                                                             ---------  -------       ---------
TOTAL RETURN                                                   (5.91)%    6.58%          6.50%+
                                                             ---------  -------       ---------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                         $121.1   $113.5            $4.9
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                         0.91%    1.05%         1.05%++
NET INVESTMENT INCOME (LOSS)                                     0.03%  (0.09)%       (0.36)%++
PORTFOLIO TURNOVER RATE                                          27.5%    38.7%           9.1%+
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS BEFORE
REIMBURSEMENT BY THE MANAGER AND BROKER REBATES:                 0.92%   1.06%*         4.54%++

--------------------------------------------------------------------------------

* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
+  Non-annualized
++ Annualized
(a) Net investment loss per share was calculated using average shares outstanding.
(b) Rounds to less than $0.005 per share.

                                              LEGG MASON VALUE EQUITY PORTFOLIO



                                                                                  FOR THE PERIOD MAY 1,
                                                                                   2006 (COMMENCEMENT
                                                              FOR THE YEAR ENDED    OF OPERATIONS) TO
CLASS E                                                      DECEMBER 31, 2007(A) DECEMBER 31, 2006(A)
-------------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                                 $11.15               $10.55
                                                                  ---------             --------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                                  0.01                 0.01
NET REALIZED AND UNREALIZED GAINS (LOSSES)                           (0.66)                 0.81
                                                                  ---------             --------
TOTAL FROM INVESTMENT OPERATIONS                                     (0.65)                 0.82
                                                                  ---------             --------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                              (0.00)(b)               (0.01)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS                        (0.01)               (0.21)
                                                                  ---------             --------
TOTAL DISTRIBUTIONS                                                  (0.01)               (0.22)
                                                                  ---------             --------
NET ASSET VALUE, END OF PERIOD                                       $10.49               $11.15
                                                                  ---------             --------
TOTAL RETURN                                                        (5.81)%               7.74%+
                                                                  ---------             --------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                               $20.6                $24.0
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                              0.80%              0.86%++
NET INVESTMENT INCOME                                                 0.13%              0.12%++
PORTFOLIO TURNOVER RATE                                               27.5%               38.7%+
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS BEFORE
REIMBURSEMENT BY THE MANAGER AND BROKER REBATES:                      0.82%             0.87%++*

--------------------------------------------------------------------------------

* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
+  Non-annualized
++ Annualized
(a) Net investment income per share was calculated using average shares outstanding.
(b) Rounds to less than $0.005 per share.

  LOOMIS SAYLES GLOBAL MARKETS PORTFOLIO



                                                                                  FOR THE PERIOD FROM
                                                                                      MAY 1, 2006
                                                                                    (COMMENCEMENT OF
                                                              FOR THE YEAR ENDED     OPERATIONS) TO
CLASS A                                                      DECEMBER 31, 2007(A) DECEMBER 31, 2006(A)
------------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                                 $10.36              $10.00
                                                                   --------             -------
INCOME FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                                  0.24                0.11
NET REALIZED AND UNREALIZED GAINS                                      2.67                0.36
                                                                   --------             -------
TOTAL FROM INVESTMENT OPERATIONS                                       2.91                0.47
                                                                   --------             -------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                                     --              (0.11)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS                            --                  --
                                                                   --------             -------
TOTAL DISTRIBUTIONS                                                      --              (0.11)
                                                                   --------             -------
NET ASSET VALUE, END OF PERIOD                                       $13.27              $10.36
                                                                   --------             -------
TOTAL RETURN                                                         28.09%              4.66%+
                                                                   --------             -------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                            $1,007.2              $523.5
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                              0.74%             0.87%++
NET INVESTMENT INCOME                                                 2.05%             1.72%++
PORTFOLIO TURNOVER RATE                                              120.4%              45.9%+
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS BEFORE
REIMBURSEMENT BY THE MANAGER AND BROKER REBATES:                      0.74%             0.88%++

--------------------------------------------------------------------------------

+  Non-annualized
++ Annualized
(a) Net investment income per share was calculated using average shares outstanding.

                                         LOOMIS SAYLES GLOBAL MARKETS PORTFOLIO



                                                                                  FOR THE PERIOD FROM
                                                                                      MAY 1, 2006
                                                                                    (COMMENCEMENT OF
                                                              FOR THE YEAR ENDED     OPERATIONS) TO
CLASS B                                                      DECEMBER 31, 2007(A) DECEMBER 31, 2006(A)
------------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                                $10.34               $10.00
                                                                    ------              -------
INCOME FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                                 0.23                 0.09
NET REALIZED AND UNREALIZED GAINS                                     2.65                 0.35
                                                                    ------              -------
TOTAL FROM INVESTMENT OPERATIONS                                      2.88                 0.44
                                                                    ------              -------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                                    --               (0.10)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS                           --                   --
                                                                    ------              -------
TOTAL DISTRIBUTIONS                                                     --               (0.10)
                                                                    ------              -------
NET ASSET VALUE, END OF PERIOD                                      $13.22               $10.34
                                                                    ------              -------
TOTAL RETURN                                                        27.85%               4.37%+
                                                                    ------              -------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                              $79.0                 $9.8
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                             1.02%              1.15%++
NET INVESTMENT INCOME                                                1.94%              1.36%++
PORTFOLIO TURNOVER RATE                                             120.4%               45.9%+
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS BEFORE
REIMBURSEMENT BY THE MANAGER AND BROKER REBATES:                     1.02%              1.16%++

--------------------------------------------------------------------------------

+  Non-annualized
++ Annualized
(a) Net investment income per share was calculated using average shares outstanding.

  LORD ABBETT BOND DEBENTURE PORTFOLIO



                                                          FOR THE YEARS ENDED DECEMBER 31,
                                                      -----------------------------------------
CLASS A                                               2007(A)  2006(A)  2005(A) 2004(A) 2003(A)
-----------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                    $12.51   $12.28 $12.63  $12.04  $10.24
                                                      -------- -------- ------  ------  ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                     0.77     0.71   0.75    0.70    0.73
NET REALIZED AND UNREALIZED GAINS (LOSSES)                0.07     0.39 (0.52)    0.31    1.27
                                                      -------- -------- ------  ------  ------
TOTAL FROM INVESTMENT OPERATIONS                          0.84     1.10   0.23    1.01    2.00
                                                      -------- -------- ------  ------  ------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                    (0.70)   (0.87) (0.58)  (0.42)  (0.20)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS           (0.02)       --     --      --      --
                                                      -------- -------- ------  ------  ------
TOTAL DISTRIBUTIONS                                     (0.72)   (0.87) (0.58)  (0.42)  (0.20)
                                                      -------- -------- ------  ------  ------
NET ASSET VALUE, END OF PERIOD                          $12.63   $12.51 $12.28  $12.63  $12.04
                                                      -------- -------- ------  ------  ------
TOTAL RETURN                                             6.85%    9.35%  1.81%   8.43%  19.52%
                                                      -------- -------- ------  ------  ------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)               $1,228.9 $1,059.0 $856.4  $520.3  $234.6
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES**                                               0.53%    0.56%  0.56%   0.63%   0.70%
NET INVESTMENT INCOME                                    6.11%    5.85%  5.92%   5.65%   6.52%
PORTFOLIO TURNOVER RATE                                  36.0%    36.7%  42.1%   39.8%   36.9%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY MANAGER AND BROKER REBATES:     0.54%*      N/A    N/A     N/A  0.67%*

--------------------------------------------------------------------------------

* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
** Prior to 05/01/2003, broker rebates were excluded from the calculation of the expense limitation.
N/A Not applicable
(a) Net investment income per share was calculated using average shares outstanding.

                                           LORD ABBETT BOND DEBENTURE PORTFOLIO



                                                         FOR THE YEARS ENDED DECEMBER 31,
                                                      ---------------------------------------
CLASS B                                               2007(A) 2006(A) 2005(A) 2004(A) 2003(A)
---------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                  $12.43  $12.19  $12.54  $11.97  $10.21
                                                      ------  ------  ------  ------  ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                   0.73    0.67    0.71    0.69    0.69
NET REALIZED AND UNREALIZED GAINS (LOSSES)              0.07    0.40  (0.52)    0.29    1.46
                                                      ------  ------  ------  ------  ------
TOTAL FROM INVESTMENT OPERATIONS                        0.80    1.07    0.19    0.98    2.15
                                                      ------  ------  ------  ------  ------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                  (0.67)  (0.83)  (0.54)  (0.41)  (0.20)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS         (0.02)      --      --      --  (0.19)
                                                      ------  ------  ------  ------  ------
TOTAL DISTRIBUTIONS                                   (0.69)  (0.83)  (0.54)  (0.41)  (0.39)
                                                      ------  ------  ------  ------  ------
NET ASSET VALUE, END OF PERIOD                        $12.54  $12.43  $12.19  $12.54  $11.97
                                                      ------  ------  ------  ------  ------
TOTAL RETURN                                           6.55%   9.15%   1.49%   8.17%  19.15%
                                                      ------  ------  ------  ------  ------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)               $800.6  $765.9  $704.5  $776.0  $758.2
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES**                                             0.78%   0.81%   0.81%   0.88%   0.96%
NET INVESTMENT INCOME                                  5.85%   5.59%   5.65%   5.61%   6.11%
PORTFOLIO TURNOVER RATE                                36.0%   36.7%   42.1%   39.8%   36.9%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                              0.78%*     N/A     N/A     N/A  0.91%*

--------------------------------------------------------------------------------

* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
** Prior to 05/01/2003, broker rebates were excluded from the calculation of the expense limitation.
N/A Not applicable
(a) Net investment income per share was calculated using average shares outstanding.

  LORD ABBETT BOND DEBENTURE PORTFOLIO



                                                         FOR THE YEARS ENDED DECEMBER 31,
                                                      ---------------------------------------
CLASS E                                               2007(A) 2006(A) 2005(A) 2004(A) 2003(A)
---------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                  $12.44  $12.21  $12.57  $12.00  $10.22
                                                      ------  ------  ------  ------  ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                   0.74    0.69    0.72    0.70    0.70
NET REALIZED AND UNREALIZED GAINS (LOSSES)              0.08    0.38  (0.52)    0.29    1.28
                                                      ------  ------  ------  ------  ------
TOTAL FROM INVESTMENT OPERATIONS                        0.82    1.07    0.20    0.99    1.98
                                                      ------  ------  ------  ------  ------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                  (0.68)  (0.84)  (0.56)  (0.42)  (0.20)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS         (0.02)      --      --      --      --
                                                      ------  ------  ------  ------  ------
TOTAL DISTRIBUTIONS                                   (0.70)  (0.84)  (0.56)  (0.42)  (0.20)
                                                      ------  ------  ------  ------  ------
NET ASSET VALUE, END OF PERIOD                        $12.56  $12.44  $12.21  $12.57  $12.00
                                                      ------  ------  ------  ------  ------
TOTAL RETURN                                           6.73%   9.18%   1.60%   8.24%  19.35%
                                                      ------  ------  ------  ------  ------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                $37.8   $37.1   $35.1   $35.2   $22.8
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES**                                             0.68%   0.71%   0.71%   0.78%   0.86%
NET INVESTMENT INCOME                                  5.95%   5.69%   5.76%   5.67%   6.10%
PORTFOLIO TURNOVER RATE                                36.0%   36.7%   42.1%   39.8%   36.9%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                              0.68%*     N/A     N/A     N/A  0.81%*

--------------------------------------------------------------------------------

* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
** Prior to 05/01/2003, broker rebates were excluded from the calculation of the expense limitation.
N/A Not applicable.
(a) Net investment income per share was calculated using average shares outstanding.

                                        LORD ABBETT GROWTH AND INCOME PORTFOLIO



                                                            FOR THE YEARS ENDED DECEMBER 31,
                                                      --------------------------------------------
CLASS A                                               2007(A)  2006(A)  2005(A)  2004(A)  2003(A)
--------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                    $29.36   $27.59   $27.44   $24.41   $18.86
                                                      -------- -------- -------- -------- --------
INCOME FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                     0.45     0.46     0.40     0.33     0.23
NET REALIZED AND UNREALIZED GAINS                         0.73     4.22     0.61     2.82     5.56
                                                      -------- -------- -------- -------- --------
TOTAL FROM INVESTMENT OPERATIONS                          1.18     4.68     1.01     3.15     5.79
                                                      -------- -------- -------- -------- --------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                    (0.31)   (0.54)   (0.31)   (0.12)   (0.24)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS           (1.34)   (2.37)   (0.55)       --       --
                                                      -------- -------- -------- -------- --------
TOTAL DISTRIBUTIONS                                     (1.65)   (2.91)   (0.86)   (0.12)   (0.24)
                                                      -------- -------- -------- -------- --------
NET ASSET VALUE, END OF PERIOD                          $28.89   $29.36   $27.59   $27.44   $24.41
                                                      -------- -------- -------- -------- --------
TOTAL RETURN                                             4.01%   18.03%    3.68%   12.92%   31.06%
                                                      -------- -------- -------- -------- --------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)               $2,608.8 $2,172.1 $1,985.7 $1,867.5 $1,167.7
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES**                                               0.51%    0.54%    0.53%    0.57%    0.62%
NET INVESTMENT INCOME                                    1.55%    1.64%    1.46%    1.30%    1.13%
PORTFOLIO TURNOVER RATE                                  84.1%    50.2%    45.9%    29.7%    37.0%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                 0.52%    0.54%   0.55%*   0.56%*   0.62%*
RATIO OF EXPENSES TO AVERAGE NET ASSETS AFTER BROKER
REBATES**:                                                 N/A      N/A      N/A      N/A    0.61%

--------------------------------------------------------------------------------

* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
** Prior to 05/01/2003, broker rebates were excluded from the calculation of the expense limitation.
N/A Not applicable
(a) Net investment income per share was calculated using average shares outstanding.

  LORD ABBETT GROWTH AND INCOME PORTFOLIO



                                                            FOR THE YEARS ENDED DECEMBER 31,
                                                      --------------------------------------------
CLASS B                                               2007(A)  2006(A)  2005(A)  2004(A)  2003(A)
--------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                    $29.20   $27.43   $27.27   $24.29   $18.78
                                                      -------- -------- -------- -------- --------
INCOME FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                     0.38     0.39     0.33     0.27     0.18
NET REALIZED AND UNREALIZED GAINS                         0.71     4.20     0.61     2.80     5.54
                                                      -------- -------- -------- -------- --------
TOTAL FROM INVESTMENT OPERATIONS                          1.09     4.59     0.94     3.07     5.72
                                                      -------- -------- -------- -------- --------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                    (0.26)   (0.45)   (0.23)   (0.09)   (0.21)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS           (1.34)   (2.37)   (0.55)       --       --
                                                      -------- -------- -------- -------- --------
TOTAL DISTRIBUTIONS                                     (1.60)   (2.82)   (0.78)   (0.09)   (0.21)
                                                      -------- -------- -------- -------- --------
NET ASSET VALUE, END OF PERIOD                          $28.69   $29.20   $27.43   $27.27   $24.29
                                                      -------- -------- -------- -------- --------
TOTAL RETURN                                             3.72%   17.78%    3.39%   12.65%   30.73%
                                                      -------- -------- -------- -------- --------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)               $1,546.7 $1,596.5 $1,130.5 $1,282.3 $1,081.0
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES**                                               0.76%    0.79%    0.78%    0.82%    0.86%
NET INVESTMENT INCOME                                    1.31%    1.40%    1.21%    1.08%    0.87%
PORTFOLIO TURNOVER RATE                                  84.1%    50.2%    45.9%    29.7%    37.0%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                 0.77%    0.79%   0.80%*   0.80%*   0.86%*
RATIO OF EXPENSES TO AVERAGE NET ASSETS AFTER BROKER
REBATES**:                                                 N/A      N/A      N/A      N/A    0.86%

--------------------------------------------------------------------------------

* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
** Prior to 05/01/2003, broker rebates were excluded from the calculation of the expense limitation.
N/A Not applicable
(a) Net investment income per share was calculated using average shares outstanding.

                                            LORD ABBETT MID CAP VALUE PORTFOLIO



                                                         FOR THE YEARS ENDED DECEMBER 31,
                                                      ---------------------------------------
CLASS A                                               2007(A) 2006(A) 2005(A) 2004(A) 2003(A)
---------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                  $22.79  $22.47  $21.64  $17.80  $14.41
                                                      ------  ------  ------  ------  ------
INCOME FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                   0.16    0.17    0.19    0.17    0.15
NET REALIZED AND UNREALIZED GAINS                       0.33    2.44    1.60    4.25    3.62
                                                      ------  ------  ------  ------  ------
TOTAL FROM INVESTMENT OPERATIONS                        0.49    2.61    1.79    4.42    3.77
                                                      ------  ------  ------  ------  ------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                  (0.24)  (0.17)  (0.13)  (0.10)  (0.11)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS         (3.34)  (2.12)  (0.83)  (0.48)  (0.27)
                                                      ------  ------  ------  ------  ------
TOTAL DISTRIBUTIONS                                   (3.58)  (2.29)  (0.96)  (0.58)  (0.38)
                                                      ------  ------  ------  ------  ------
NET ASSET VALUE, END OF PERIOD                        $19.70  $22.79  $22.47  $21.64  $17.80
                                                      ------  ------  ------  ------  ------
TOTAL RETURN                                           0.90%  12.49%   8.28%  24.82%  26.15%
                                                      ------  ------  ------  ------  ------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                $77.1   $96.8  $113.3  $125.1   $90.8
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES**                                             0.73%   0.77%   0.76%   0.78%   0.83%
NET INVESTMENT INCOME                                  0.74%   0.80%   0.86%   0.86%   0.98%
PORTFOLIO TURNOVER RATE                                38.4%   27.8%   26.2%   19.7%   18.8%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                              0.75%*   0.78%   0.76%     N/A  0.82%*

--------------------------------------------------------------------------------

* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
** Prior to 05/01/2003, broker rebates were excluded from the calculation of the expense limitation.
N/A Not applicable
(a) Net investment income per share calculated using average shares outstanding.

  LORD ABBETT MID CAP VALUE PORTFOLIO



                                                         FOR THE YEARS ENDED DECEMBER 31,
                                                      ---------------------------------------
CLASS B                                               2007(A) 2006(A) 2005(A) 2004(A) 2003(A)
---------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                  $22.56  $22.28  $21.48  $17.70  $14.35
                                                      ------  ------  ------  ------  ------
INCOME FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                   0.11    0.12    0.14    0.12    0.11
NET REALIZED AND UNREALIZED GAINS                       0.31    2.40    1.59    4.22    3.60
                                                      ------  ------  ------  ------  ------
TOTAL FROM INVESTMENT OPERATIONS                        0.42    2.52    1.73    4.34    3.71
                                                      ------  ------  ------  ------  ------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                  (0.16)  (0.12)  (0.10)  (0.08)  (0.09)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS         (3.34)  (2.12)  (0.83)  (0.48)  (0.27)
                                                      ------  ------  ------  ------  ------
TOTAL DISTRIBUTIONS                                   (3.50)  (2.24)  (0.93)  (0.56)  (0.36)
                                                      ------  ------  ------  ------  ------
NET ASSET VALUE, END OF PERIOD                        $19.48  $22.56  $22.28  $21.48  $17.70
                                                      ------  ------  ------  ------  ------
TOTAL RETURN                                           0.60%  12.18%   8.05%  24.50%  25.87%
                                                      ------  ------  ------  ------  ------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)               $422.8  $266.4  $229.0  $179.1  $100.0
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES**                                             0.98%   1.02%   1.01%   1.03%   1.08%
NET INVESTMENT INCOME                                  0.53%   0.56%   0.62%   0.60%   0.73%
PORTFOLIO TURNOVER RATE                                38.4%   27.8%   26.2%   19.7%   18.8%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                              1.01%*   1.03%   1.02%     N/A  1.06%*

--------------------------------------------------------------------------------

* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
** Prior to 05/01/2003, broker rebates were excluded from the calculation of the expense limitation.
N/A Not applicable
(a) Net investment income per share calculated using average shares outstanding.

                                       MFS(R) EMERGING MARKETS EQUITY PORTFOLIO



                                                                                  FOR THE PERIOD FROM
                                                                                      MAY 1, 2006
                                                                                    (COMMENCEMENT OF
                                                              FOR THE YEAR ENDED     OPERATIONS) TO
CLASS A                                                      DECEMBER 31, 2007(A) DECEMBER 31, 2006(A)
------------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                                 $10.51              $10.00
                                                                   --------             -------
INCOME FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                                  0.18                0.12
NET REALIZED AND UNREALIZED GAINS                                      3.71                0.48
                                                                   --------             -------
TOTAL FROM INVESTMENT OPERATIONS                                       3.89                0.60
                                                                   --------             -------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                                 (0.01)              (0.09)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS                            --                  --
                                                                   --------             -------
TOTAL DISTRIBUTIONS                                                  (0.01)              (0.09)
                                                                   --------             -------
NET ASSET VALUE, END OF PERIOD                                       $14.39              $10.51
                                                                   --------             -------
TOTAL RETURN                                                         36.93%              6.04%+
                                                                   --------             -------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                              $572.9              $368.3
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                              1.17%             1.30%++
NET INVESTMENT INCOME                                                 1.49%             1.91%++
PORTFOLIO TURNOVER RATE                                              126.8%              58.2%+
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS BEFORE
REIMBURSEMENT BY THE MANAGER AND BROKER REBATES:                   1.25%(b)             1.49%++

--------------------------------------------------------------------------------

+  Non-annualized
++ Annualized
(a) Net investment income per share was calculated using average shares outstanding.
(b) Excludes effect of deferred expense reimbursement.

  MFS(R) EMERGING MARKETS EQUITY PORTFOLIO



                                                                                  FOR THE PERIOD FROM
                                                                                      MAY 1, 2006
                                                                                    (COMMENCEMENT OF
                                                              FOR THE YEAR ENDED     OPERATIONS) TO
CLASS B                                                      DECEMBER 31, 2007(A) DECEMBER 31, 2006(A)
------------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                                 $10.49              $10.00
                                                                   --------             -------
INCOME FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                                  0.13                0.07
NET REALIZED AND UNREALIZED GAINS                                      3.71                0.51
                                                                   --------             -------
TOTAL FROM INVESTMENT OPERATIONS                                       3.84                0.58
                                                                   --------             -------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                                 (0.01)              (0.09)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS                            --                  --
                                                                   --------             -------
TOTAL DISTRIBUTIONS                                                  (0.01)              (0.09)
                                                                   --------             -------
NET ASSET VALUE, END OF PERIOD                                       $14.32              $10.49
                                                                   --------             -------
TOTAL RETURN                                                         36.62%              5.78%+
                                                                   --------             -------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                               $78.8               $23.4
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                              1.46%             1.55%++
NET INVESTMENT INCOME                                                 1.06%             1.12%++
PORTFOLIO TURNOVER RATE                                              126.8%              58.2%+
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS BEFORE
REIMBURSEMENT BY THE MANAGER AND BROKER REBATES:                   1.52%(b)             1.92%++

--------------------------------------------------------------------------------

+  Non-annualized
++ Annualized
(a) Net investment income per share was calculated using average shares outstanding.
(b) Excludes effect of deferred expense reimbursement.

                                        MFS(R) RESEARCH INTERNATIONAL PORTFOLIO



                                                         FOR THE YEARS ENDED DECEMBER 31,
                                                      ---------------------------------------
CLASS A                                               2007(A) 2006(A) 2005(A) 2004(A) 2003(A)
---------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                  $15.04  $13.00  $11.72   $9.81   $7.49
                                                      ------  ------  ------  ------  ------
INCOME FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                   0.22    0.19    0.14    0.08    0.06
NET REALIZED AND UNREALIZED GAINS                       1.68    3.17    1.83    1.85    2.34
                                                      ------  ------  ------  ------  ------
TOTAL FROM INVESTMENT OPERATIONS                        1.90    3.36    1.97    1.93    2.40
                                                      ------  ------  ------  ------  ------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                  (0.24)  (0.27)  (0.07)      --  (0.08)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS         (2.27)  (1.05)  (0.62)  (0.02)      --
                                                      ------  ------  ------  ------  ------
TOTAL DISTRIBUTIONS                                   (2.51)  (1.32)  (0.69)  (0.02)  (0.08)
                                                      ------  ------  ------  ------  ------
NET ASSET VALUE, END OF PERIOD                        $14.43  $15.04  $13.00  $11.72   $9.81
                                                      ------  ------  ------  ------  ------
TOTAL RETURN                                          13.60%  26.91%  16.77%  19.72%  32.20%
                                                      ------  ------  ------  ------  ------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)               $959.1  $706.0  $624.2  $304.0   $67.3
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES**                                             0.79%   0.94%   0.93%   1.06%   1.09%
NET INVESTMENT INCOME                                  1.54%   1.34%   1.18%   0.75%   0.68%
PORTFOLIO TURNOVER RATE                                65.5%  104.1%   84.5%   98.5%   99.0%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                               0.79%   0.95%  0.93%*  0.94%*   1.11%
RATIO OF EXPENSES TO AVERAGE NET ASSETS AFTER BROKER
REBATES**:                                               N/A     N/A     N/A     N/A   1.09%

--------------------------------------------------------------------------------

* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
** Prior to 05/01/2003, broker rebates were excluded from the calculation of the expense limitation.
N/A Not applicable
(a) Net investment income per share was calculated using average shares outstanding.

  MFS(R) RESEARCH INTERNATIONAL PORTFOLIO



                                                         FOR THE YEARS ENDED DECEMBER 31,
                                                      ---------------------------------------
CLASS B                                               2007(A) 2006(A) 2005(A) 2004(A) 2003(A)
---------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                  $14.95  $12.94  $11.68   $9.79   $7.47
                                                      ------  ------  ------  ------  ------
INCOME FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                   0.19    0.15    0.11    0.05    0.05
NET REALIZED AND UNREALIZED GAINS                       1.65    3.15    1.81    1.86    2.33
                                                      ------  ------  ------  ------  ------
TOTAL FROM INVESTMENT OPERATIONS                        1.84    3.30    1.92    1.91    2.38
                                                      ------  ------  ------  ------  ------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                  (0.20)  (0.24)  (0.04)      --  (0.06)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS         (2.27)  (1.05)  (0.62)  (0.02)      --
                                                      ------  ------  ------  ------  ------
TOTAL DISTRIBUTIONS                                   (2.47)  (1.29)  (0.66)  (0.02)  (0.06)
                                                      ------  ------  ------  ------  ------
NET ASSET VALUE, END OF PERIOD                        $14.32  $14.95  $12.94  $11.68   $9.79
                                                      ------  ------  ------  ------  ------
TOTAL RETURN                                          13.29%  26.56%  16.42%  19.56%  32.04%
                                                      ------  ------  ------  ------  ------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)               $842.8  $623.0  $443.5  $396.0  $186.0
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES**                                             1.04%   1.19%   1.19%   1.32%   1.33%
NET INVESTMENT INCOME                                  1.31%   1.12%   0.90%   0.47%   0.56%
PORTFOLIO TURNOVER RATE                                65.5%  104.1%   84.5%   98.5%   99.0%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                               1.04%   1.20%  1.19%*  1.18%*   1.39%
RATIO OF EXPENSES TO AVERAGE NET ASSETS AFTER BROKER
REBATES**:                                               N/A     N/A     N/A     N/A   1.33%

--------------------------------------------------------------------------------

* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
** Prior to 05/01/2003, broker rebates were excluded from the calculation of the expense limitation.
N/A Not applicable
(a) Net investment income per share was calculated using average shares outstanding.

                                        MFS(R) RESEARCH INTERNATIONAL PORTFOLIO



                                                         FOR THE YEARS ENDED DECEMBER 31,
                                                      ---------------------------------------
CLASS E                                               2007(A) 2006(A) 2005(A) 2004(A) 2003(A)
---------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                  $14.99  $12.96  $11.70   $9.80   $7.48
                                                      ------  ------  ------  ------  ------
INCOME FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                   0.20    0.16    0.13    0.07    0.05
NET REALIZED AND UNREALIZED GAINS                       1.66    3.17    1.81    1.85    2.34
                                                      ------  ------  ------  ------  ------
TOTAL FROM INVESTMENT OPERATIONS                        1.86    3.33    1.94    1.92    2.39
                                                      ------  ------  ------  ------  ------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                  (0.22)  (0.25)  (0.06)      --  (0.07)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS         (2.27)  (1.05)  (0.62)  (0.02)      --
                                                      ------  ------  ------  ------  ------
TOTAL DISTRIBUTIONS                                   (2.49)  (1.30)  (0.68)  (0.02)  (0.07)
                                                      ------  ------  ------  ------  ------
NET ASSET VALUE, END OF PERIOD                        $14.36  $14.99  $12.96  $11.70   $9.80
                                                      ------  ------  ------  ------  ------
TOTAL RETURN                                          13.38%  26.79%  16.52%  19.64%  32.09%
                                                      ------  ------  ------  ------  ------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                $32.6   $26.7   $14.6   $11.3    $6.9
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES**                                             0.94%   1.09%   1.09%   1.22%   1.23%
NET INVESTMENT INCOME                                  1.41%   1.18%   1.07%   0.72%   0.59%
PORTFOLIO TURNOVER RATE                                65.5%  104.1%   84.5%   98.5%   99.0%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                               0.94%   1.10%   1.09%*  1.09%*  1.28%
RATIO OF EXPENSES TO AVERAGE NET ASSETS AFTER BROKER
REBATES**:                                               N/A     N/A     N/A     N/A   1.23%

--------------------------------------------------------------------------------

* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
** Prior to 05/01/2003, broker rebates were excluded from the calculation of the expense limitation.
N/A Not applicable
(a) Net investment income per share was calculated using average shares outstanding.

  OPPENHEIMER CAPITAL APPRECIATION PORTFOLIO



                                                         FOR THE YEARS ENDED DECEMBER 31,
                                                      ---------------------------------------
CLASS A                                               2007(A) 2006(A) 2005(A) 2004(A) 2003(A)
---------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                   $9.27   $8.69   $8.36   $8.33   $6.47
                                                      ------  ------  ------  ------  ------
INCOME FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                   0.03    0.02    0.03    0.07    0.01
NET REALIZED AND UNREALIZED GAINS                       1.26    0.66    0.39    0.47    1.85
                                                      ------  ------  ------  ------  ------
TOTAL FROM INVESTMENT OPERATIONS                        1.29    0.68    0.42    0.54    1.86
                                                      ------  ------  ------  ------  ------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                  (0.01)  (0.03)  (0.01)  (0.06)      --
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS         (0.61)  (0.07)  (0.08)  (0.45)      --
                                                      ------  ------  ------  ------  ------
TOTAL DISTRIBUTIONS                                   (0.62)  (0.10)  (0.09)  (0.51)      --
                                                      ------  ------  ------  ------  ------
NET ASSET VALUE, END OF PERIOD                         $9.94   $9.27   $8.69   $8.36   $8.33
                                                      ------  ------  ------  ------  ------
TOTAL RETURN                                          14.45%   7.81%   4.99%   6.70%  28.75%
                                                      ------  ------  ------  ------  ------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)               $124.7  $505.6  $664.2  $298.0    $0.2
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES**                                             0.62%   0.65%   0.69%   0.68%   0.72%
NET INVESTMENT INCOME                                  0.33%   0.22%   0.42%   0.90%   0.07%
PORTFOLIO TURNOVER RATE                                70.8%   60.7%   72.4%   65.3%   36.6%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                               0.62%   0.65%  0.64%*  0.69%*  0.75%*
RATIO OF EXPENSES TO AVERAGE NET ASSETS AFTER BROKER
REBATES**:                                               N/A     N/A     N/A     N/A   0.72%

--------------------------------------------------------------------------------

* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
** Prior to 05/01/2003, broker rebates were excluded from the calculation of the expense limitation.
N/A Not applicable
(a) Net investment income per share was calculated using average shares outstanding

                                     OPPENHEIMER CAPITAL APPRECIATION PORTFOLIO



                                                          FOR THE YEARS ENDED DECEMBER 31,
                                                      -----------------------------------------
CLASS B                                               2007(A) 2006(A) 2005(A) 2004(A)  2003(A)
-----------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                    $9.20   $8.62  $8.31   $8.29      $6.45
                                                      ------- ------- ------  ------  ---------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME (LOSS)                          0.00(b)  (0.01)   0.01    0.06  (0.00)(b)
NET REALIZED AND UNREALIZED GAINS                        1.27    0.67   0.38    0.46       1.84
                                                      ------- ------- ------  ------  ---------
TOTAL FROM INVESTMENT OPERATIONS                         1.27    0.66   0.39    0.52       1.84
                                                      ------- ------- ------  ------  ---------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                       --  (0.01)     --  (0.05)         --
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS          (0.61)  (0.07) (0.08)  (0.45)         --
                                                      ------- ------- ------  ------  ---------
TOTAL DISTRIBUTIONS                                    (0.61)  (0.08) (0.08)  (0.50)         --
                                                      ------- ------- ------  ------  ---------
NET ASSET VALUE, END OF PERIOD                          $9.86   $9.20  $8.62   $8.31      $8.29
                                                      ------- ------- ------  ------  ---------
TOTAL RETURN                                           14.29%   7.62%  4.71%   6.40%     28.53%
                                                      ------- ------- ------  ------  ---------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                $553.3  $535.1 $501.8  $634.6     $551.0
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES**                                              0.89%   0.90%  0.94%   0.95%      0.99%
NET INVESTMENT INCOME (LOSS)                            0.03% (0.06)%  0.18%   0.67%    (0.03)%
PORTFOLIO TURNOVER RATE                                 70.8%   60.7%  72.4%   65.3%      36.6%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                0.89%   0.90% 0.89%*  0.91%*     0.98%*
RATIO OF EXPENSES TO AVERAGE NET ASSETS AFTER BROKER
REBATES**:                                                N/A     N/A    N/A     N/A      0.99%

--------------------------------------------------------------------------------

* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
** Prior to 05/01/2003, broker rebates were excluded from the calculation of the expense limitation.
N/A Not applicable
(a) Net investment income (loss) per share was calculated using average shares outstanding.
(b) Rounds to less than $0.005 per share.

  OPPENHEIMER CAPITAL APPRECIATION PORTFOLIO



                                                                                 FOR THE PERIOD FROM
                                                                                     MAY 2, 2005
                                                             FOR THE YEARS ENDED   (COMMENCEMENT OF
                                                               DECEMBER 31,         OPERATIONS) TO
                                                             ------------------- DECEMBER 31, 2005(A)
CLASS E                                                       2007(A)   2006(A)  --------------------
---------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                             $9.25    $8.68           $7.97
                                                             ---------  -------        --------
INCOME FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                             0.01  0.00(b)            0.01
NET REALIZED AND UNREALIZED GAINS                                 1.28     0.67            0.79
                                                             ---------  -------        --------
TOTAL FROM INVESTMENT OPERATIONS                                  1.29     0.67            0.80
                                                             ---------  -------        --------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                         (0.00)(b)   (0.03)          (0.01)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS                   (0.61)   (0.07)          (0.08)
                                                             ---------  -------        --------
TOTAL DISTRIBUTIONS                                             (0.61)   (0.10)          (0.09)
                                                             ---------  -------        --------
NET ASSET VALUE, END OF PERIOD                                   $9.93    $9.25           $8.68
                                                             ---------  -------        --------
TOTAL RETURN                                                    14.48%    7.68%         10.01%+
                                                             ---------  -------        --------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                           $6.2     $2.5            $0.9
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                         0.80%    0.80%         0.83%++
NET INVESTMENT INCOME                                            0.13%    0.03%         0.15%++
PORTFOLIO TURNOVER RATE                                          70.8%    60.7%          72.4%+
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS BEFORE
REIMBURSEMENT BY THE MANAGER AND BROKER REBATES:                   N/A    0.80%        0.80%*++

--------------------------------------------------------------------------------

+  Non-annualized
++ Annualized
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
N/A Not applicable
(a) Net investment income per share was calculated using average shares outstanding.
(b) Rounds to less than $0.005 per share.

                                       PIMCO INFLATION PROTECTED BOND PORTFOLIO



                                                                               FOR THE PERIOD FROM
                                                                                   MAY 1, 2003
                                                                                 (COMMENCEMENT OF
                                            FOR THE YEARS ENDED DECEMBER 31,      OPERATIONS) TO
                                           ----------------------------------- DECEMBER 31, 2003(A)
CLASS A                                     2007(A)  2006(A) 2005(A)  2004(A)  --------------------
-------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD          $10.08 $10.78    $10.64   $10.29         $10.00
                                           --------- ------  -------- --------       --------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                           0.49   0.43      0.31     0.16           0.07
NET REALIZED AND UNREALIZED GAINS (LOSSES)      0.65 (0.40)    (0.15)     0.81           0.47
                                           --------- ------  -------- --------       --------
TOTAL FROM INVESTMENT OPERATIONS                1.14   0.03      0.16     0.97           0.54
                                           --------- ------  -------- --------       --------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME          (0.24) (0.43)        --   (0.11)         (0.04)
DISTRIBUTIONS FROM NET REALIZED CAPITAL           -- (0.30)    (0.02)   (0.51)         (0.21)
GAINS                                      --------- ------  -------- --------       --------
TOTAL DISTRIBUTIONS                           (0.24) (0.73)    (0.02)   (0.62)         (0.25)
                                           --------- ------  -------- --------       --------
NET ASSET VALUE, END OF PERIOD                $10.98 $10.08    $10.78   $10.64         $10.29
                                           --------- ------  -------- --------       --------
TOTAL RETURN                                  11.08%  0.65%     1.48%    9.41%        5.47%++
                                           --------- ------  -------- --------       --------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)       $857.5 $885.5    $585.8   $331.3           $1.1
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                       0.55%  0.58%     0.55%    0.62%         0.70%+
NET INVESTMENT INCOME                          4.78%  4.21%     2.85%    1.39%         0.72%+
PORTFOLIO TURNOVER RATE                    885.7%(b) 851.3%  1,228.7% 1,173.9%       935.0%++
(1) RATIO OF OPERATING EXPENSES TO AVERAGE
NET ASSETS BEFORE REIMBURSEMENT BY THE
MANAGER AND BROKER REBATES:                    0.55%  0.58%       N/A      N/A         0.74%+

--------------------------------------------------------------------------------

+  Annualized
++ Non-annualized
N/A Not applicable
(a) Net investment income per share was calculated using average shares outstanding.
(b) Excludes TBA securities.

  PIMCO INFLATION PROTECTED BOND PORTFOLIO



                                                                               FOR THE PERIOD FROM
                                                                                   MAY 1, 2003
                                                                                 (COMMENCEMENT OF
                                            FOR THE YEARS ENDED DECEMBER 31,      OPERATIONS) TO
                                           ----------------------------------- DECEMBER 31, 2003(A)
CLASS B                                     2007(A)  2006(A) 2005(A)  2004(A)  --------------------
-------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD          $10.06 $10.76    $10.63   $10.29        $10.00
                                           --------- ------  -------- --------       -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                           0.46   0.40      0.27     0.08          0.07
NET REALIZED AND UNREALIZED GAINS (LOSSES)      0.66 (0.41)    (0.12)     0.84          0.46
                                           --------- ------  -------- --------       -------
TOTAL FROM INVESTMENT OPERATIONS                1.12 (0.01)      0.15     0.92          0.53
                                           --------- ------  -------- --------       -------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME          (0.22) (0.39)        --   (0.07)        (0.03)
DISTRIBUTIONS FROM NET REALIZED CAPITAL           -- (0.30)    (0.02)   (0.51)        (0.21)
GAINS                                      --------- ------  -------- --------       -------
TOTAL DISTRIBUTIONS                           (0.22) (0.69)    (0.02)   (0.58)        (0.24)
                                           --------- ------  -------- --------       -------
NET ASSET VALUE, END OF PERIOD                $10.96 $10.06    $10.76   $10.63        $10.29
                                           --------- ------  -------- --------       -------
TOTAL RETURN                                  10.80%  0.39%     1.39%    8.99%        5.35%+
                                           --------- ------  -------- --------       -------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)       $401.6 $367.0    $385.4   $502.3        $366.2
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                       0.80%  0.82%     0.80%    0.81%       0.84%++
NET INVESTMENT INCOME                          4.52%  3.93%     2.52%    0.73%       0.64%++
PORTFOLIO TURNOVER RATE                    885.7%(b) 851.3%  1,228.7% 1,173.9%       935.0%+
(1) RATIO OF OPERATING EXPENSES TO AVERAGE
NET ASSETS BEFORE REIMBURSEMENT BY THE
MANAGER AND BROKER REBATES:                    0.80%  0.82%       N/A      N/A       0.84%++

--------------------------------------------------------------------------------

+  Non-annualized
++ Annualized
N/A Not applicable
(a) Net investment income per share was calculated using average shares outstanding.
(b) Excludes TBA securities.

                                       PIMCO INFLATION PROTECTED BOND PORTFOLIO



                                                                                     FOR THE PERIOD
                                                                                      MAY 1, 2006
                                                                                    (COMMENCEMENT OF
                                                              FOR THE YEAR ENDED     OPERATIONS) TO
CLASS E                                                      DECEMBER 31, 2007(A) DECEMBER 31, 2006(A)
------------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                                 $10.06               $9.92
                                                                  ---------             -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                                  0.48                0.29
NET REALIZED AND UNREALIZED GAINS (LOSSES)                             0.65              (0.15)
                                                                  ---------             -------
TOTAL FROM INVESTMENT OPERATIONS                                       1.13                0.14
                                                                  ---------             -------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                                 (0.23)                  --
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS                            --                  --
                                                                  ---------             -------
TOTAL DISTRIBUTIONS                                                  (0.23)                  --
                                                                  ---------             -------
NET ASSET VALUE, END OF PERIOD                                       $10.96              $10.06
                                                                  ---------             -------
TOTAL RETURN                                                         10.93%              1.41%+
                                                                  ---------             -------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                                $7.3                $3.3
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                              0.71%             0.75%++
NET INVESTMENT INCOME                                                 4.63%             4.23%++
PORTFOLIO TURNOVER RATE                                           885.7%(b)             851.3%+
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS BEFORE
REIMBURSEMENT BY THE MANAGER AND BROKER REBATES:                      0.71%             0.75%++

--------------------------------------------------------------------------------

+  Non-annualized
++ Annualized
(a) Net investment income per share was calculated using average shares outstanding.
(b) Excludes TBA securities.

  PIMCO TOTAL RETURN PORTFOLIO



                                                           FOR THE YEARS ENDED DECEMBER 31,
                                                      ------------------------------------------
CLASS A                                                2007(A)  2006(A)  2005(A) 2004(A) 2003(A)
------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                     $11.80   $11.60 $11.40  $11.61  $11.34
                                                      --------- -------- ------  ------  ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                      0.56     0.49   0.40    0.20    0.28
NET REALIZED AND UNREALIZED GAINS (LOSSES)                 0.35     0.04 (0.12)    0.40    0.23
                                                      --------- -------- ------  ------  ------
TOTAL FROM INVESTMENT OPERATIONS                           0.91     0.53   0.28    0.60    0.51
                                                      --------- -------- ------  ------  ------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                     (0.42)   (0.32) (0.01)  (0.81)  (0.13)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS                --   (0.01) (0.07)      --  (0.11)
                                                      --------- -------- ------  ------  ------
TOTAL DISTRIBUTIONS                                      (0.42)   (0.33) (0.08)  (0.81)  (0.24)
                                                      --------- -------- ------  ------  ------
NET ASSET VALUE, END OF PERIOD                           $12.29   $11.80 $11.60  $11.40  $11.61
                                                      --------- -------- ------  ------  ------
TOTAL RETURN                                              7.85%    4.80%  2.46%   5.25%   4.53%
                                                      --------- -------- ------  ------  ------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                $3,045.1 $1,445.1 $912.6  $578.0  $194.5
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES**                                                0.54%    0.58%  0.57%   0.57%   0.59%
NET INVESTMENT INCOME                                     4.74%    4.28%  3.42%   1.69%   2.43%
PORTFOLIO TURNOVER RATE                               412.8%(b)   161.2% 344.2%  416.0%  547.1%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES**:                                                0.54%    0.58%  0.57%     N/A  0.57%*

--------------------------------------------------------------------------------

* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
** Prior to 05/01/2003, broker rebates were excluded from the calculation of the expense limitation.
N/A Not applicable
(a) Net investment income per share was calculated using average shares outstanding.
(b) Excludes TBA securities.

                                                   PIMCO TOTAL RETURN PORTFOLIO



                                                            FOR THE YEARS ENDED DECEMBER 31,
                                                      --------------------------------------------
CLASS B                                                2007(A)  2006(A)  2005(A)  2004(A)  2003(A)
--------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                     $11.69   $11.50   $11.32   $11.54 $11.29
                                                      --------- -------- -------- -------- ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                      0.53     0.46     0.37     0.19   0.24
NET REALIZED AND UNREALIZED GAINS (LOSSES)                 0.34     0.04   (0.12)     0.38   0.25
                                                      --------- -------- -------- -------- ------
TOTAL FROM INVESTMENT OPERATIONS                           0.87     0.50     0.25     0.57   0.49
                                                      --------- -------- -------- -------- ------
DISTRIBUTIONS:

DISTRIBUTIONS IN EXCESS OF NET INVESTMENT INCOME         (0.39)   (0.30)       --   (0.79) (0.13)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS                --   (0.01)   (0.07)       -- (0.11)
                                                      --------- -------- -------- -------- ------
TOTAL DISTRIBUTIONS                                      (0.39)   (0.31)   (0.07)   (0.79) (0.24)
                                                      --------- -------- -------- -------- ------
NET ASSET VALUE, END OF PERIOD                           $12.17   $11.69   $11.50   $11.32 $11.54
                                                      --------- -------- -------- -------- ------
TOTAL RETURN                                              7.56%    4.52%    2.25%    4.98%  4.31%
                                                      --------- -------- -------- -------- ------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                $1,274.4 $1,219.1 $1,107.7 $1,028.5 $893.8
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES**                                                0.79%    0.83%    0.82%    0.81%  0.83%
NET INVESTMENT INCOME                                     4.51%    4.01%    3.13%    1.66%  2.07%
PORTFOLIO TURNOVER RATE                               412.8%(b)   161.2%   344.2%   416.0% 547.1%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES**:                                                0.79%    0.83%    0.82%      N/A 0.82%*

--------------------------------------------------------------------------------

* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
** Prior to 05/01/2003, broker rebates were excluded from the calculation of the expense limitation.
N/A Not applicable
(a) Net investment income per share was calculated using average shares outstanding.
(b) Excludes TBA securities.

  PIMCO TOTAL RETURN PORTFOLIO



                                                          FOR THE YEARS ENDED DECEMBER 31,
                                                      -----------------------------------------
CLASS E                                                2007(A)  2006(A) 2005(A) 2004(A) 2003(A)
-----------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                     $11.73 $11.53  $11.34  $11.56  $11.30
                                                      --------- ------  ------  ------  ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                      0.54   0.47    0.39    0.21    0.23
NET REALIZED AND UNREALIZED GAINS (LOSSES)                 0.35   0.05  (0.13)    0.37    0.27
                                                      --------- ------  ------  ------  ------
TOTAL FROM INVESTMENT OPERATIONS                           0.89   0.52    0.26    0.58    0.50
                                                      --------- ------  ------  ------  ------
DISTRIBUTIONS:

DISTRIBUTIONS IN EXCESS OF NET INVESTMENT INCOME         (0.41) (0.31)      --  (0.80)  (0.13)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS                -- (0.01)  (0.07)      --  (0.11)
                                                      --------- ------  ------  ------  ------
TOTAL DISTRIBUTIONS                                      (0.41) (0.32)  (0.07)  (0.80)  (0.24)
                                                      --------- ------  ------  ------  ------
NET ASSET VALUE, END OF PERIOD                           $12.21 $11.73  $11.53  $11.34  $11.56
                                                      --------- ------  ------  ------  ------
TOTAL RETURN                                              7.63%  4.67%   2.33%   5.06%   4.44%
                                                      --------- ------  ------  ------  ------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                  $132.0 $132.5  $146.6  $146.6  $119.3
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES**                                                0.69%  0.72%   0.72%   0.71%   0.73%
NET INVESTMENT INCOME                                     4.61%  4.10%   3.24%   1.76%   2.02%
PORTFOLIO TURNOVER RATE                               412.8%(b) 161.2%  344.2%  416.0%  547.1%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES**:                                                0.69%  0.72%   0.72%     N/A  0.71%*

--------------------------------------------------------------------------------

* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
** Prior to 05/01/2003, broker rebates were excluded from the calculation of the expense limitation.
N/A Not applicable
(a) Net investment income per share was calculated using average shares outstanding.
(b) Excludes TBA securities.

                                                       RCM TECHNOLOGY PORTFOLIO



                                                          FOR THE YEARS ENDED DECEMBER 31,
                                                      -----------------------------------------
CLASS A                                               2007(A) 2006(A) 2005(A)  2004(A)  2003(A)
-----------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                    $5.39   $5.11   $4.62     $4.83   $3.06
                                                      ------- ------- ------- --------- -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT LOSS                                    (0.01)  (0.03)  (0.03)    (0.02)  (0.04)
NET REALIZED AND UNREALIZED GAINS (LOSSES)               1.66    0.31    0.56    (0.19)    1.81
                                                      ------- ------- ------- --------- -------
TOTAL FROM INVESTMENT OPERATIONS                         1.65    0.28    0.53    (0.21)    1.77
                                                      ------- ------- ------- --------- -------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                       --      --      --        --      --
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS          (0.22)      --  (0.04) (0.00)(b)      --
                                                      ------- ------- ------- --------- -------
TOTAL DISTRIBUTIONS                                    (0.22)      --  (0.04) (0.00)(b)      --
                                                      ------- ------- ------- --------- -------
NET ASSET VALUE, END OF PERIOD                          $6.82   $5.39   $5.11     $4.62   $4.83
                                                      ------- ------- ------- --------- -------
TOTAL RETURN                                           31.67%   5.48%  11.35%   (4.28)%  57.84%
                                                      ------- ------- ------- --------- -------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                 $64.8  $184.8  $129.3     $81.8   $47.2
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES**                                              0.95%   1.02%   1.10%     0.96%   1.10%
NET INVESTMENT LOSS                                   (0.20)% (0.57)% (0.69)%   (0.45)% (0.89)%
PORTFOLIO TURNOVER RATE                                206.8%  265.0%  290.7%    173.0%  313.0%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                0.97%  1.06%*   1.19%       N/A   1.26%
RATIO OF EXPENSES TO AVERAGE NET ASSETS AFTER BROKER
REBATES**:                                                N/A     N/A     N/A       N/A   1.04%

--------------------------------------------------------------------------------

* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
** Prior to 05/01/2003, broker rebates were excluded from the calculation of the expense limitation.
N/A Not applicable
(a) Net investment loss per share was calculated using average shares outstanding.
(b) Rounds to less than $0.005 per share.

  RCM TECHNOLOGY PORTFOLIO



                                                           FOR THE YEARS ENDED DECEMBER 31,
                                                      ------------------------------------------
CLASS B                                               2007(A) 2006(A) 2005(A)  2004(A)   2003(A)
------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                    $5.32   $5.05   $4.58   $4.79      $3.04
                                                      ------- ------- ------- -------    -------
INCOME FROM INVESTMENT OPERATIONS:

NET INVESTMENT LOSS                                    (0.03)  (0.04)  (0.04)  (0.02)     (0.05)
NET REALIZED AND UNREALIZED GAINS (LOSSES)               1.65    0.31    0.55  (0.19)       1.80
                                                      ------- ------- ------- -------    -------
TOTAL FROM INVESTMENT OPERATIONS                         1.62    0.27    0.51  (0.21)       1.75
                                                      ------- ------- ------- -------    -------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                       --      --      --      --         --
DISTRIBUTIONS FORM NET REALIZED CAPITAL GAINS          (0.22)      --  (0.04)  (0.00)(b)      --
                                                      ------- ------- ------- -------    -------
TOTAL DISTRIBUTIONS                                    (0.22)      --  (0.04)  (0.00)(b)      --
                                                      ------- ------- ------- -------    -------
NET ASSET VALUE, END OF PERIOD                          $6.72   $5.32   $5.05   $4.58      $4.79
                                                      ------- ------- ------- -------    -------
TOTAL RETURN                                           31.52%   5.35%  11.01% (4.31)%     57.57%
                                                      ------- ------- ------- -------    -------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                $160.4   $91.9   $86.5  $100.2      $64.8
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES**                                              1.24%   1.28%   1.35%   1.21%      1.35%
NET INVESTMENT LOSS                                   (0.51)% (0.83)% (0.95)% (0.57)%    (1.14)%
PORTFOLIO TURNOVER RATE                                206.8%  265.0%  290.7%  173.0%     313.0%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT TO THE MANAGER AND BROKER
REBATES:                                                1.27%  1.31%*   1.44%     N/A      1.52%
RATIO OF EXPENSES TO AVERAGE NET ASSETS AFTER BROKER
REBATES**:                                                N/A     N/A     N/A     N/A      1.29%

--------------------------------------------------------------------------------

* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
** Prior to 05/01/2003, broker rebates were excluded from the calculation of the expense limitation.
N/A Not applicable
(a) Net investment loss per share was calculated using average shares outstanding.
(b) Rounds to less than $0.005 per share.

                                                       RCM TECHNOLOGY PORTFOLIO



                                                          FOR THE YEARS ENDED DECEMBER 31,
                                                      -----------------------------------------
CLASS E                                               2007(A) 2006(A) 2005(A)  2004(A)  2003(A)
-----------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                    $5.34   $5.07   $4.59     $4.80   $3.05
                                                      ------- ------- ------- --------- -------
INCOME FROM INVESTMENT OPERATIONS:

NET INVESTMENT LOSS                                    (0.03)  (0.04)  (0.04)    (0.02)  (0.05)
NET REALIZED AND UNREALIZED GAINS (LOSSES)               1.67    0.31    0.56    (0.19)    1.80
                                                      ------- ------- ------- --------- -------
TOTAL FROM INVESTMENT OPERATIONS                         1.64    0.27    0.52    (0.21)    1.75
                                                      ------- ------- ------- --------- -------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                       --      --      --        --      --
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS          (0.22)      --  (0.04) (0.00)(b)      --
                                                      ------- ------- ------- --------- -------
TOTAL DISTRIBUTIONS:                                   (0.22)      --  (0.04) (0.00)(b)      --
                                                      ------- ------- ------- --------- -------
NET ASSET VALUE, END OF PERIOD                          $6.76   $5.34   $5.07     $4.59   $4.80
                                                      ------- ------- ------- --------- -------
TOTAL RETURN                                           31.78%   5.33%  11.21%   (4.30)%  57.88%
                                                      ------- ------- ------- --------- -------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                 $27.1   $16.7   $18.6     $20.3   $15.5
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES**                                              1.14%   1.18%   1.25%     1.10%   1.25%
NET INVESTMENT LOSS                                   (0.42)% (0.74)% (0.85)%   (0.55)% (1.07)%
PORTFOLIO TURNOVER RATE                                206.8%  265.0%  290.7%    173.0%  313.0%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT TO THE MANAGER AND BROKER
REBATES:                                                1.18%  1.21%*   1.34%       N/A   1.37%
RATIO OF EXPENSES TO AVERAGE NET ASSETS AFTER BROKER
REBATES**:                                                N/A     N/A     N/A       N/A   1.22%

--------------------------------------------------------------------------------

*  Excludes effect of deferred expense reimbursement
** Prior to 05/01/2003, broker rebates were excluded from the calculation of the expense limitation.
N/A Not applicable
(a) Net investment loss per share was calculated using average shares outstanding.
(b) Rounds to less than $0.005 per share.

  RAINIER LARGE CAP EQUITY PORTFOLIO



                                                             FOR THE PERIOD FROM
                                                               NOVEMBER 1, 2007
                                                               (COMMENCEMENT OF
                                                                OPERATIONS) TO
CLASS A                                                      DECEMBER 31, 2007(A)
---------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                                $10.00
                                                                   -------
INCOME FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME:                                                0.01
NET REALIZED AND UNREALIZED GAINS                                    0.00+
                                                                   -------
TOTAL FROM INVESTMENT OPERATIONS                                      0.01
                                                                   -------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                                (0.01)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS                           --
                                                                   -------
TOTAL DISTRIBUTIONS                                                 (0.01)
                                                                   -------
NET ASSET VALUE, END OF PERIOD                                      $10.00
                                                                   -------
TOTAL RETURN                                                       0.09%**
                                                                   -------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                             $771.8
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                            0.75%*
NET INVESTMENT INCOME                                               0.71%*
PORTFOLIO TURNOVER RATE                                            11.2%**
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS BEFORE
REIMBURSEMENT BY THE MANAGER AND BROKER REBATES:                    0.75%*

--------------------------------------------------------------------------------

*  Annualized
** Non-annualized
+  Rounds to less than $0.005 per share.
(a) Net investment income per share was calculated using average shares outstanding.

                                             RAINIER LARGE CAP EQUITY PORTFOLIO



                                                             FOR THE PERIOD FROM
                                                               NOVEMBER 1, 2007
                                                               (COMMENCEMENT OF
                                                                OPERATIONS) TO
CLASS B                                                      DECEMBER 31, 2007(A)
---------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                                $10.00
                                                                   -------
INCOME FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME:                                               0.00+
NET REALIZED AND UNREALIZED GAINS                                     0.01
                                                                   -------
TOTAL FROM INVESTMENT OPERATIONS                                      0.01
                                                                   -------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                                (0.01)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS                           --
                                                                   -------
TOTAL DISTRIBUTIONS                                                 (0.01)
                                                                   -------
NET ASSET VALUE, END OF PERIOD                                      $10.00
                                                                   -------
TOTAL RETURN                                                       0.07%**
                                                                   -------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                               $8.0
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                            1.02%*
NET INVESTMENT INCOME                                               0.27%*
PORTFOLIO TURNOVER RATE                                            11.2%**
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS BEFORE
REIMBURSEMENT BY THE MANAGER AND BROKER REBATES:                    1.04%*

--------------------------------------------------------------------------------

*  Annualized
** Non-annualized
+  Rounds to less than $0.005 per share.
(a) Net investment income per share was calculated using average shares outstanding.

  T. ROWE PRICE MID CAP GROWTH PORTFOLIO



                                                         FOR THE YEARS ENDED DECEMBER 31,
                                                      ---------------------------------------
CLASS A                                               2007(A) 2006(A) 2005(A) 2004(A) 2003(A)
---------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                   $8.76   $8.49    $7.55   $6.39   $4.66
                                                      ------  ------  ------- ------- -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME (LOSS)                            0.02    0.03   (0.01)  (0.03)  (0.02)
NET REALIZED AND UNREALIZED GAINS                       1.50    0.53     1.13    1.19    1.75
                                                      ------  ------  ------- ------- -------
TOTAL FROM INVESTMENT OPERATIONS                        1.52    0.56     1.12    1.16    1.73
                                                      ------  ------  ------- ------- -------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                  (0.02)      --       --      --      --
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS         (0.43)  (0.29)   (0.18)      --      --
                                                      ------  ------  ------- ------- -------
TOTAL DISTRIBUTIONS                                   (0.45)  (0.29)   (0.18)      --      --
                                                      ------  ------  ------- ------- -------
NET ASSET VALUE, END OF PERIOD                         $9.83   $8.76    $8.49   $7.55   $6.39
                                                      ------  ------  ------- ------- -------
TOTAL RETURN                                          17.85%   6.56%   14.87%  18.15%  37.12%
                                                      ------  ------  ------- ------- -------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)               $524.2  $386.8   $258.6  $145.7   $34.8
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES**                                             0.78%   0.81%    0.80%   0.90%   0.91%
NET INVESTMENT INCOME (LOSS)                           0.16%   0.32%  (0.08)% (0.41)% (0.37)%
PORTFOLIO TURNOVER RATE                                35.5%   33.7%    23.0%   51.7%   56.5%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                               0.80%   0.81%    0.81%  0.83%*  0.92%*
RATIO OF EXPENSES TO AVERAGE NET ASSETS AFTER BROKER
REBATES**:                                               N/A     N/A      N/A     N/A   0.83%

--------------------------------------------------------------------------------

* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
** Prior to 05/01/2003, broker rebates were excluded from the calculation of the expense limitation.
N/A Not applicable
(a) Net investment income (loss) per share was calculated using average shares outstanding.

                                         T. ROWE PRICE MID CAP GROWTH PORTFOLIO



                                                         FOR THE YEARS ENDED DECEMBER 31,
                                                      ---------------------------------------
CLASS B                                               2007(A) 2006(A) 2005(A) 2004(A) 2003(A)
---------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                    $8.62  $8.38    $7.47   $6.34   $4.64
                                                      ------- ------  ------- ------- -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME (LOSS)                           (0.01)   0.01   (0.03)  (0.05)  (0.04)
NET REALIZED AND UNREALIZED GAINS                        1.48   0.52     1.12    1.18    1.74
                                                      ------- ------  ------- ------- -------
TOTAL FROM INVESTMENT OPERATIONS                         1.47   0.53     1.09    1.13    1.70
                                                      ------- ------  ------- ------- -------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                  (0.00)+     --       --      --      --
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS          (0.43) (0.29)   (0.18)      --      --
                                                      ------- ------  ------- ------- -------
TOTAL DISTRIBUTIONS                                    (0.43) (0.29)   (0.18)      --      --
                                                      ------- ------  ------- ------- -------
NET ASSET VALUE, END OF PERIOD                          $9.66  $8.62    $8.38   $7.47   $6.34
                                                      ------- ------  ------- ------- -------
TOTAL RETURN                                           17.64%  6.16%   14.63%  17.82%  36.64%
                                                      ------- ------  ------- ------- -------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                $523.0 $453.6   $422.6  $345.0  $307.7
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES**                                              1.03%  1.05%    1.05%   1.16%   1.18%
NET INVESTMENT INCOME (LOSS)                          (0.08)%  0.12%  (0.34)% (0.69)% (0.64)%
PORTFOLIO TURNOVER RATE                                 35.5%  33.7%    23.0%   51.7%   56.5%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                1.05%  1.06%    1.06%  1.07%*  1.16%*
RATIO OF EXPENSES TO AVERAGE NET ASSETS AFTER BROKER
REBATES**:                                                N/A    N/A      N/A     N/A   1.12%

--------------------------------------------------------------------------------

+  Rounds to less than $0.005 per share.
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
** Prior to 05/01/2003, broker rebates were excluded from the calculation of the expense limitation.
N/A Not applicable
(a) Net investment income (loss) per share was calculated using average shares outstanding.

  T. ROWE PRICE MID CAP GROWTH PORTFOLIO



                                                         FOR THE YEARS ENDED DECEMBER 31,
                                                      ---------------------------------------
CLASS E                                               2007(A) 2006(A) 2005(A) 2004(A) 2003(A)
---------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                   $8.67   $8.42    $7.50   $6.36   $4.65
                                                      ------  ------  ------- ------- -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME (LOSS)                           0.00+    0.02   (0.02)  (0.04)  (0.03)
NET REALIZED AND UNREALIZED GAINS                       1.49    0.52     1.12    1.18    1.74
                                                      ------  ------  ------- ------- -------
TOTAL FROM INVESTMENT OPERATIONS                        1.49    0.54     1.10    1.14    1.71
                                                      ------  ------  ------- ------- -------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                  (0.01)      --       --      --      --
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS         (0.43)  (0.29)   (0.18)      --      --
                                                      ------  ------  ------- ------- -------
TOTAL DISTRIBUTIONS                                   (0.44)  (0.29)   (0.18)      --      --
                                                      ------  ------  ------- ------- -------
NET ASSET VALUE, END OF PERIOD                         $9.72   $8.67    $8.42   $7.50   $6.36
                                                      ------  ------  ------- ------- -------
TOTAL RETURN                                          17.62%   6.38%   14.70%  17.92%  36.77%
                                                      ------  ------  ------- ------- -------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                $37.3   $25.0    $25.4   $21.5   $10.8
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES**                                             0.93%   0.95%    0.95%   1.05%   1.08%
NET INVESTMENT INCOME (LOSS)                          0.00%+   0.22%  (0.24)% (0.57)% (0.54)%
PORTFOLIO TURNOVER RATE                                35.5%   33.7%    23.0%   51.7%   56.5%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                               0.95%   0.96%    0.96%  0.97%*  1.06%*
RATIO OF EXPENSES TO AVERAGE NET ASSETS AFTER BROKER
REBATES**:                                               N/A     N/A      N/A     N/A   1.01%

--------------------------------------------------------------------------------

+  Rounds to less than $0.005 per share.
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
** Prior to 05/01/2003, broker rebates were excluded from the calculation of the expense limitation.
N/A Not applicable
(a) Net investment income (loss) per share was calculated using average shares outstanding.

                                         THIRD AVENUE SMALL CAP VALUE PORTFOLIO



                                                          FOR THE YEARS ENDED DECEMBER 31,
                                                      ----------------------------------------
CLASS A                                               2007(A)  2006(A) 2005(A) 2004(A) 2003(A)
----------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                    $17.48 $16.61  $14.38  $11.62   $8.29
                                                      -------- ------  ------  ------  ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                     0.17   0.27    0.14    0.16    0.05
NET REALIZED AND UNREALIZED GAINS (LOSSES)              (0.54)   1.89    2.13    2.96    3.39
                                                      -------- ------  ------  ------  ------
TOTAL FROM INVESTMENT OPERATIONS                        (0.37)   2.16    2.27    3.12    3.44
                                                      -------- ------  ------  ------  ------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                    (0.21) (0.11)      --  (0.08)  (0.04)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS           (1.15) (1.18)  (0.04)  (0.28)  (0.07)
                                                      -------- ------  ------  ------  ------
TOTAL DISTRIBUTIONS                                     (1.36) (1.29)  (0.04)  (0.36)  (0.11)
                                                      -------- ------  ------  ------  ------
NET ASSET VALUE, END OF PERIOD                          $15.75 $17.48  $16.61  $14.38  $11.62
                                                      -------- ------  ------  ------  ------
TOTAL RETURN                                           (2.79)% 13.38%  15.82%  26.81%  41.52%
                                                      -------- ------  ------  ------  ------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)               $1,171.6 $883.6  $476.8  $206.3    $6.2
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES**                                               0.76%  0.80%   0.81%   0.87%   0.93%
NET INVESTMENT INCOME                                    0.99%  1.64%   0.94%   1.12%   0.54%
PORTFOLIO TURNOVER RATE                                  36.0%  12.1%   19.6%   11.3%   14.6%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                 0.76%  0.80%   0.81%     N/A  0.92%*

--------------------------------------------------------------------------------

* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
** Prior to 05/01/2003, broker rebates were excluded from the calculation of the expense limitation.
N/A Not applicable
(a) Net investment income per share was calculated using average shares outstanding.

  THIRD AVENUE SMALL CAP VALUE PORTFOLIO



                                                         FOR THE YEARS ENDED DECEMBER 31,
                                                      ---------------------------------------
CLASS B                                               2007(A) 2006(A) 2005(A) 2004(A) 2003(A)
---------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                   $17.41 $16.55  $14.37  $11.61   $8.28
                                                      ------- ------  ------  ------  ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                    0.13   0.21    0.10    0.06    0.05
NET REALIZED AND UNREALIZED GAINS (LOSSES)             (0.54)   1.91    2.12    3.02    3.38
                                                      ------- ------  ------  ------  ------
TOTAL FROM INVESTMENT OPERATIONS                       (0.41)   2.12    2.22    3.08    3.43
                                                      ------- ------  ------  ------  ------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                   (0.17) (0.08)      --  (0.04)  (0.03)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS          (1.15) (1.18)  (0.04)  (0.28)  (0.07)
                                                      ------- ------  ------  ------  ------
TOTAL DISTRIBUTIONS                                    (1.32) (1.26)  (0.04)  (0.32)  (0.10)
                                                      ------- ------  ------  ------  ------
NET ASSET VALUE, END OF PERIOD                         $15.68 $17.41  $16.55  $14.37  $11.61
                                                      ------- ------  ------  ------  ------
TOTAL RETURN                                          (3.02)% 13.13%  15.48%  26.50%  41.41%
                                                      ------- ------  ------  ------  ------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                $741.5 $573.8  $442.4  $435.5  $307.9
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES**                                              1.01%  1.05%   1.05%   1.07%   1.18%
NET INVESTMENT INCOME                                   0.76%  1.28%   0.64%   0.46%   0.49%
PORTFOLIO TURNOVER RATE                                 36.0%  12.1%   19.6%   11.3%   14.6%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                1.01%  1.05%   1.05%     N/A  1.13%*

--------------------------------------------------------------------------------

* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
** Prior to 05/01/2003, broker rebates were excluded from the calculation of the expense limitation.
N/A Not applicable
(a) Net investment income per share was calculated using average shares outstanding.

                                                TURNER MID CAP GROWTH PORTFOLIO



                                                                              FOR THE PERIOD FROM
                                                                                  MAY 1, 2004
                                                        FOR THE YEARS ENDED     (COMMENCEMENT OF
                                                           DECEMBER 31,          OPERATIONS) TO
                                                      ----------------------- DECEMBER 31, 2004(A)
CLASS A                                               2007(A) 2006(A) 2005(A) --------------------
------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                   $12.75 $12.13   $11.23         $10.00
                                                      ------- ------  -------      ---------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME (LOSS)                           (0.03)  0.00*   (0.04)         (0.03)
NET REALIZED AND UNREALIZED GAINS                        3.08   0.77     1.35           1.26
                                                      ------- ------  -------      ---------
TOTAL FROM INVESTMENT OPERATIONS                         3.05   0.77     1.31           1.23
                                                      ------- ------  -------      ---------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                       --     --       --             --
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS          (0.47) (0.15)   (0.41)             --
                                                      ------- ------  -------      ---------
TOTAL DISTRIBUTIONS                                    (0.47) (0.15)   (0.41)             --
                                                      ------- ------  -------      ---------
NET ASSET VALUE, END OF PERIOD                         $15.33 $12.75   $12.13         $11.23
                                                      ------- ------  -------      ---------
TOTAL RETURN                                           24.49%  6.30%   11.61%        12.30%+
                                                      ------- ------  -------      ---------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                $381.8 $274.8   $168.7          $76.5
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                0.80%  0.87%    0.85%        0.91%++
NET INVESTMENT INCOME (LOSS)                          (0.19)%  0.03%  (0.30)%      (0.42)%++
PORTFOLIO TURNOVER RATE                                139.8% 153.0%   156.4%        101.7%+
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                0.83%  0.92%    0.85%        0.91%++

--------------------------------------------------------------------------------

*  Rounds to less than $0.005 per share.
+  Non-annualized
++ Annualized
(a) Net investment loss per share was calculated using average shares outstanding.

  TURNER MID CAP GROWTH PORTFOLIO



                                                                              FOR THE PERIOD FROM
                                                                                  MAY 1, 2004
                                                        FOR THE YEARS ENDED     (COMMENCEMENT OF
                                                           DECEMBER 31,          OPERATIONS) TO
                                                      ----------------------- DECEMBER 31, 2004(A)
CLASS B                                               2007(A) 2006(A) 2005(A) --------------------
------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                   $12.68  $12.09  $11.22         $10.00
                                                      ------- ------- -------      ---------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT LOSS                                    (0.06)  (0.03)  (0.07)         (0.05)
NET REALIZED AND UNREALIZED GAINS                        3.05    0.77    1.35           1.27
                                                      ------- ------- -------      ---------
TOTAL FROM INVESTMENT OPERATIONS                         2.99    0.74    1.28           1.22
                                                      ------- ------- -------      ---------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                       --      --      --             --
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS          (0.47)  (0.15)  (0.41)             --
                                                      ------- ------- -------      ---------
TOTAL DISTRIBUTIONS                                    (0.47)  (0.15)  (0.41)             --
                                                      ------- ------- -------      ---------
NET ASSET VALUE, END OF PERIOD                         $15.20  $12.68  $12.09         $11.22
                                                      ------- ------- -------      ---------
TOTAL RETURN                                           24.15%   6.07%  11.36%        12.20%+
                                                      ------- ------- -------      ---------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                 $94.0   $69.0   $56.9          $79.7
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                1.05%   1.12%   1.10%        1.10%++
NET INVESTMENT LOSS                                   (0.44)% (0.22)% (0.58)%      (0.72)%++
PORTFOLIO TURNOVER RATE                                139.8%  153.0%  156.4%        101.7%+
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                1.08%   1.17%   1.10%        1.10%++

--------------------------------------------------------------------------------

+  Non-annualized
++ Annualized
(a) Net investment loss per share was calculated using average shares outstanding.

                                                  VAN KAMPEN COMSTOCK PORTFOLIO



                                                                                 FOR THE PERIOD FROM
                                                                                     MAY 2, 2005
                                                             FOR THE YEARS ENDED   (COMMENCEMENT OF
                                                               DECEMBER 31,         OPERATIONS) TO
                                                             ------------------- DECEMBER 31, 2005(A)
CLASS A                                                      2007(A)   2006(A)   --------------------
---------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                           $11.95    $10.40         $10.00
                                                             --------  --------        -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                            0.25      0.23           0.14
NET REALIZED AND UNREALIZED GAINS (LOSSES)                     (0.49)      1.45           0.45
                                                             --------  --------        -------
TOTAL FROM INVESTMENT OPERATIONS                               (0.24)      1.68           0.59
                                                             --------  --------        -------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                           (0.19)   (0.00)*         (0.11)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS                  (0.26)    (0.13)         (0.08)
                                                             --------  --------        -------
TOTAL DISTRIBUTIONS                                            (0.45)    (0.13)         (0.19)
                                                             --------  --------        -------
NET ASSET VALUE, END OF PERIOD                                 $11.26    $11.95         $10.40
                                                             --------  --------        -------
TOTAL RETURN                                                  (2.31)%    16.34%         5.93%+
                                                             --------  --------        -------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                      $1,839.2  $1,210.1         $880.4
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                        0.61%     0.67%        0.68%++
NET INVESTMENT INCOME                                           2.04%     2.11%        2.02%++
PORTFOLIO TURNOVER RATE                                         22.2%     32.7%         75.7%+
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS BEFORE
REIMBURSEMENT BY THE MANAGER AND BROKER REBATES:                0.61%     0.67%        0.68%++

--------------------------------------------------------------------------------

*  Rounds to less than $0.005 per share.
+  Non-annualized
++ Annualized
(a) Net investment income per share was calculated using average shares outstanding.

  VAN KAMPEN COMSTOCK PORTFOLIO



                                                                                 FOR THE PERIOD FROM
                                                                                     MAY 2, 2005
                                                             FOR THE YEARS ENDED   (COMMENCEMENT OF
                                                              DECEMBER 31,          OPERATIONS) TO
                                                             ------------------- DECEMBER 31, 2005(A)
CLASS B                                                      2007(A)   2006(A)   --------------------
---------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                          $11.91   $10.39           $10.00
                                                              -------  ------          -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                           0.22     0.20             0.12
NET REALIZED AND UNREALIZED GAINS (LOSSES)                    (0.48)     1.45             0.46
                                                              -------  ------          -------
TOTAL FROM INVESTMENT OPERATIONS                              (0.26)     1.65             0.58
                                                              -------  ------          -------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                          (0.17)       --           (0.11)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS                 (0.26)   (0.13)           (0.08)
                                                              -------  ------          -------
TOTAL DISTRIBUTIONS                                           (0.43)   (0.13)           (0.19)
                                                              -------  ------          -------
NET ASSET VALUE, END OF PERIOD                                $11.22   $11.91           $10.39
                                                              -------  ------          -------
TOTAL RETURN                                                 (2.49)%   16.05%           5.75%+
                                                              -------  ------          -------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                       $162.0   $145.3            $58.8
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                       0.85%    0.92%          0.93%++
NET INVESTMENT INCOME                                          1.80%    1.85%          1.71%++
PORTFOLIO TURNOVER RATE                                        22.2%    32.7%           75.7%+
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS BEFORE
REIMBURSEMENT BY THE MANAGER AND BROKER REBATES:               0.86%    0.92%          0.93%++

--------------------------------------------------------------------------------

+  Non-annualized
++ Annualized
(a) Net investment income per share was calculated using average shares outstanding.

APPENDIX A

SUMMARY OF ADVISERS' PRIOR EXPERIENCE WITH COMPARABLE FUNDS


The following chart summarizes the prior performance information of the comparable funds or composite that was previously presented in the discussions of the Advisers beginning on page 126 of this Prospectus. It reflects the historical performance of the comparable fund managed by each Adviser or its affiliate that generally has investment objectives, policies, strategies and risks substantially similar to that of the respective Portfolio(s) of the Trust for which it serves as Adviser. No comparable fund performance history is given if a Portfolio has more than three years of performance history except for those Portfolios whose current Adviser has managed the Portfolio for less than approximately three years. The data is provided to illustrate the past performance of the Advisers or their affiliates in managing substantially similar investment funds and to compare such performance to specified market indices. For Portfolios not included in this Appendix A, see each of these Portfolio's "Past Performance" section in this Prospectus.

As discussed previously, the data below does not represent the past performance of any of the Portfolios or an indication of the future performance of any Portfolio or its Adviser. Consequently, potential investors should not consider this performance data as an indication of the future performance of any Portfolio of the Trust or of its Adviser. THE SUMMARY PERFORMANCE CHART BELOW IS PROVIDED FOR EASE OF REFERENCE ONLY. PLEASE SEE THE "THE ADVISERS" SECTION OF THIS PROSPECTUS BEGINNING ON PAGE 126 FOR A MORE DETAILED DISCUSSION AND EXPLANATION OF THE INFORMATION SUMMARIZED BELOW.


As noted above, the performance results for the comparable funds or composite presented below should not be relied upon as an indication of the future performance of the Portfolio because, among other things, the asset sizes and expenses of each Portfolio and its comparable fund or composite will vary. For further discussion of the comparison between the fees and expenses of each Portfolio and its comparable fund or composite see the "Prior Experience with Comparable Fund" or Prior Performance of Comparable Accounts section, as applicable, relating to that Portfolio's Adviser. The performance results presented below do not reflect any Contract-related expenses and would be reduced if such charges were reflected.


ANNUAL RATES OF RETURN OF COMPARABLE FUNDS MANAGED BY ADVISERS AS OF 12/31/07


The name of the comparable fund or composite managed by the Adviser or its affiliate is shown in BOLD below the name of its corresponding Portfolio in the Trust. The name of the benchmark is shown in ITALICS.

                        Average Annual Total Return as of 12/31/07 of Comparable Funds
---------------------------------------------------------------------------------------------------------------
                                                          1 Year  5 Year 10 Year Since Inception Inception Date
--------------------------------------------------------- ------  ------ ------- --------------- --------------
BlackRock High Yield Portfolio--Class A                     2.70%  9.34%   5.06%        N/A
BLACKROCK FUNDS HIGH YIELD BOND PORTFOLIO--
 Institutional Shares                                       2.80% 11.37%    N/A        7.26%        11/19/98
LEHMAN HY INDEX                                             2.27% 10.75%    N/A        5.96%*

Clarion Global Real Estate Portfolio--Class B             -15.01%   N/A     N/A       15.85%          5/1/04
ING GLOBAL REAL ESTATE FUND--
 Class A (before taxes)                                    -6.87% 23.49%    N/A       20.77%**       11/5/01
S&P/CITIGROUP WORLD PROPERTY INDEX                         -7.27% 23.55%    N/A       20.32%**

Met/Franklin Income Portfolio                                N/A    N/A     N/A         N/A          4/28/08
FRANKLIN INCOME FUND--
 Advisor Class                                              5.08% 13.56%   8.60%        N/A
S&P 500 INDEX                                               5.48% 12.82%   5.89%        N/A
LEHMAN BROTHERS U.S. AGGREGATE INDEX                        6.97%  4.42%   5.97%        N/A

Met/Franklin Mutual Shares Portfolio                         N/A    N/A     N/A         N/A          4/28/08
MUTUAL SHARES FUND--
 Class Z                                                    3.30% 14.25%   9.26%        N/A
S&P 500 INDEX                                               5.48% 12.82%   5.89%        N/A

Lazard Mid Cap Portfolio--Class B                          -2.71% 11.72%    N/A        9.01%         10/9/01
LAZARD MID CAP FUND--
 Institutional Class                                       -2.93% 14.38%   9.61%        N/A
S&P MID CAP 400 INDEX                                       7.98% 16.20%  11.19%        N/A

Legg Mason Partners Aggressive Growth Portfolio-- Class B   2.27% 10.13%    N/A       -2.08%         2/12/01
LEGG MASON PARTNERS AGGRESSIVE GROWTH FUND--Class A
 (without sales charge)                                     1.22% 13.19%  12.08%        N/A
RUSSELL 3000 GROWTH INDEX                                  11.40% 12.42%   3.83%        N/A

Legg Mason Value Equity Portfolio--Class B                 -5.91%   N/A     N/A        3.09%         11/1/05
LEGG MASON VALUE TRUST, INC.--
 Primary Class Shares                                      -6.66% 10.83%   7.92%        N/A
S&P 500 INDEX                                               5.49% 12.83%   5.91%        N/A

Loomis Sayles Global Markets Portfolio--Class B            27.85%   N/A     N/A       18.84%          5/1/06
LOOMIS SAYLES GLOBAL MARKETS FUND--
 Class Y Shares                                            26.49% 18.77%  13.32%        N/A
MSCI WORLD INDEX                                            9.57% 17.53%   7.45%        N/A
CITIGROUP WGBI                                             10.95%  6.81%   6.31%        N/A

MFS(R) Emerging Markets Equity Portfolio--Class B          36.62%   N/A     N/A       24.65%          5/1/06
MFS(R) EMERGING MARKETS EQUITY FUND--
 Class A Shares (without sales charge)                     35.46% 35.61%  12.55%        N/A
MSCI EMERGING MARKETS INDEX                                39.78% 37.46%  14.53%        N/A

Rainier Large Cap Equity Portfolio                           N/A    N/A     N/A        0.07%         11/1/07
LARGE CAP EQUITY PORTFOLIO--
 Institutional Shares                                      16.71% 15.72%   7.32%        N/A
S&P 500 INDEX                                               5.48% 12.82%   5.89%        N/A
RUSSELL 1000 GROWTH INDEX                                  11.81% 12.10%   3.83%        N/A

Met/Templeton Growth Portfolio                               N/A    N/A     N/A         N/A          4/28/08
TEMPLETON GROWTH FUND, INC.--
 Advisor Class                                              2.44% 16.20%   9.72%        N/A
MSCI WORLD INDEX                                            9.57% 17.53%   7.45%        N/A

* Since 11/30/98
** Since 11/5/01

FOR MORE INFORMATION

If you would like more information about a Portfolio, the following documents are available to you free upon request:

ANNUAL/SEMI-ANNUAL REPORTS

Contain additional information about a Portfolio's performance. In a Portfolio's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION ("SAI")

Provides a fuller technical and legal description of the Portfolio's policies, investment restrictions, and business structure. The SAI is legally considered to be a part of this Prospectus.

IF YOU WOULD LIKE A COPY OF THE CURRENT VERSIONS OF THESE DOCUMENTS, OR OTHER INFORMATION ABOUT A PORTFOLIO, CONTACT:

                          MET INVESTORS SERIES TRUST
                                 5 PARK PLAZA
                                  SUITE 1900
                           IRVINE, CALIFORNIA 92614

                                1-800-848-3854

Free copies of the SAI and Annual and Semi-Annual Reports are available at the following website: www.metlifeinvestors.com

Information about a Portfolio, including the Annual and Semi-annual Reports and SAI, may also be obtained from the Securities and Exchange Commission ("SEC"):

[_] IN PERSONReview and copy documents in the SEC's Public Reference Room in
             Washington, D.C. (for information call 202-551-8090).

[_] ON LINE  Retrieve information from the EDGAR database on the SEC's web site at: http://www.sec.gov.

[_] BY MAIL  Request documents, upon payment of a duplicating fee, by writing to SEC, Public Reference Section, Washington, D.C. 20549 or by e-mailing the SEC at publicinfo@sec.gov.

                             SEC FILE # 811-10183

                                 MET INVESTORS
                            S E R I E S   T R U S T

                    Met/AIM Capital Appreciation Portfolio


                     Clarion Global Real Estate Portfolio
               (formerly Neuberger Berman Real Estate Portfolio)

                       Dreman Small Cap Value Portfolio

                         Met/Franklin Income Portfolio

                     Met/Franklin Mutual Shares Portfolio

              Met/Franklin Templeton Founding Strategy Portfolio

                           Lazard Mid Cap Portfolio


                       Legg Mason Value Equity Portfolio

                     Lord Abbett Bond Debenture Portfolio

                    Lord Abbett Growth and Income Portfolio


                      Lord Abbett Mid Cap Value Portfolio

                   MFS(R) Emerging Markets Equity Portfolio


                    MFS(R) Research International Portfolio

                  Oppenheimer Capital Appreciation Portfolio

                         PIMCO Total Return Portfolio

                            Pioneer Fund Portfolio

                      Pioneer Strategic Income Portfolio


                    T. Rowe Price Mid Cap Growth Portfolio

                        Met/Templeton Growth Portfolio


                         Van Kampen Comstock Portfolio


                      Van Kampen Mid Cap Growth Portfolio

                      Class A, Class B and Class E Shares


                                __PROSPECTUS__


                                APRIL 28, 2008


Like all securities, these securities have not been approved or disapproved by the
    Securities and Exchange Commission, nor has the Securities and Exchange
      Commission passed upon the accuracy or adequacy of this Prospectus.
           Any representation to the contrary is a criminal offense.

                           ____TABLE OF CONTENTS____



       INTRODUCTION                                               3
          Understanding the Trust                                 3
          Understanding the Portfolios                            3

       THE PORTFOLIOS                                             5

         INVESTMENT SUMMARY                                       5
          Met/AIM Capital Appreciation Portfolio                  6
          Clarion Global Real Estate Portfolio                    9
          Dreman Small Cap Value Portfolio                        13
          Met/Franklin Income Portfolio                           16
          Met/Franklin Mutual Shares Portfolio                    20
          Met/Franklin Templeton Founding Strategy Portfolio      24
          Lazard Mid Cap Portfolio                                28
          Legg Mason Value Equity Portfolio                       32
          Lord Abbett Bond Debenture Portfolio                    36
          Lord Abbett Growth and Income Portfolio                 41
          Lord Abbett Mid Cap Value Portfolio                     45
          MFS(R) Emerging Markets Equity Portfolio                48
          MFS(R) Research International Portfolio                 52
          Oppenheimer Capital Appreciation Portfolio              56
          PIMCO Total Return Portfolio                            59
          Pioneer Fund Portfolio                                  64
          Pioneer Strategic Income Portfolio                      67
          T. Rowe Price Mid Cap Growth Portfolio                  73
          Met/Templeton Growth Portfolio                          77
          Van Kampen Comstock Portfolio                           80
          Van Kampen Mid Cap Growth Portfolio                     84

         PRIMARY RISKS OF INVESTING IN THE PORTFOLIOS             88
         ADDITIONAL INVESTMENT STRATEGIES                         91
         MANAGEMENT                                              104
          The Manager                                            104
          The Advisers                                           107
          Distribution Plans                                     122

       YOUR INVESTMENT                                           124
          Shareholder Information                                124
          Dividends, Distributions and Taxes                     124
          Sales and Purchases of Shares                          126

       FINANCIAL HIGHLIGHTS                                      130

       FOR MORE INFORMATION                                   Back Cover

INTRODUCTION

UNDERSTANDING THE TRUST


Met Investors Series Trust (the "Trust") is an open-end management investment company that offers a selection of fifty-two managed investment portfolios or mutual funds, only twenty-one of which are offered through this Prospectus (the "Portfolios"). Each of the twenty-one Portfolios described in this Prospectus has its own investment objective designed to meet different investment goals. Please see the Investment Summary section of this Prospectus for specific information on each Portfolio.


  INVESTING THROUGH A VARIABLE INSURANCE CONTRACT


  Class A, Class B and Class E shares of the Portfolios, as applicable, are currently only sold to separate accounts of Metropolitan Life Insurance Company and certain of its affiliates (collectively, "MetLife" or the "Insurance Companies") to fund the benefits under certain individual flexible premium variable life insurance policies and individual and group variable annuity contracts (collectively, "Contracts"). As a Contract owner, your premium payments are allocated to one or more of the Portfolios in accordance with your Contract.


  A particular Portfolio or class of a Portfolio of the Trust may not be available under the Contract you have chosen. The prospectus for the Contracts shows the Portfolios and classes available to you. Please read this Prospectus carefully before selecting a Portfolio. It provides information to assist you in your decision. If you would like additional information about a Portfolio, please request a copy of the Statement of Additional Information ("SAI"). For details about how to obtain a copy of the SAI and other reports and information, see the back cover of this Prospectus. The SAI is incorporated by reference into this Prospectus.

  Some of the Portfolios have names and investment objectives that are very similar to certain publicly available mutual funds that are managed by the same investment advisers. The Portfolios in this Prospectus are not those publicly available mutual funds and will not have the same performance. Different performance will result from such factors as different implementation of investment policies, different investment restrictions, different cash flows into and out of the Portfolios, different fees, and different asset sizes.

UNDERSTANDING THE PORTFOLIOS

After this Introduction you will find an Investment Summary for each Portfolio. Each Investment Summary presents important facts about a Portfolio, including information about its investment objective, principal investment strategy, primary risks, fees and expenses and past performance.


Each of the Portfolios falls into one of three categories of funds: equity funds, fixed income funds and fund of funds. A particular type of Portfolio may be more appropriate for you depending upon your investment needs.



 PLEASE SEE THE CONTRACT PROSPECTUS FOR A DETAILED EXPLANATION OF YOUR CONTRACT.

DESCRIPTION OF TYPES OF FUNDS:

  EQUITY FUNDS

  Although they may involve more risk, historically, equity securities such as common stocks have offered higher returns than bonds or other investments over the long term. A domestic equity fund principally invests in equity securities of U.S. companies and may also, to a minor extent, invest in securities of companies located outside the United States. An international equity fund principally invests in the equity securities of companies located outside the United States.

  FIXED INCOME FUNDS

  Fixed income securities are securities that pay a specified rate of return. Historically, fixed income funds are not as volatile as equity funds. These funds may lend stability to a portfolio made up primarily of stocks.


  FUND OF FUNDS

  Please note that the Met/Franklin Templeton Founding Strategy Portfolio is a "fund of funds" that invests, on a fixed percentage basis, in a combination of the Trust's portfolios sub-advised by subsidiaries of Franklin Resources, Inc. (collectively, "Franklin Templeton"), which, in turn, invest primarily in U.S. and foreign equity securities and, to a lesser extent, fixed-income and money market securities. The Portfolio's assets will be allocated on an equal basis (33 1/3%) among the Met/Franklin Income Portfolio, Met/Franklin Mutual Shares Portfolio and Met/Templeton Growth Portfolio (the "Underlying Portfolios"), each of which is a separate portfolio of the Trust, and which is included in this Prospectus.


--------------------------------------------------------------------------------

BEFORE YOU CHOOSE A PORTFOLIO, PLEASE CONSIDER...

All of the Portfolios involve risk, but there is also the potential for reward. You can lose money--and you can make money. The Portfolios are structured so that each offers a different degree of risk and reward than others.

WHAT RISK/REWARD LEVEL IS FOR YOU? ASK YOURSELF THE FOLLOWING:

(1) HOW WELL DO I HANDLE FLUCTUATIONS IN MY ACCOUNT VALUE?

    The greater the degree of risk for a Portfolio, the more its price is likely to move up and down on a day to day basis. If this makes you uncomfortable, you may prefer an investment that is less risky and that may not fluctuate in price as much.

(2) AM I LOOKING FOR A HIGHER RATE OF RETURN?

    Generally, the higher the potential return, the higher the risk. If you find the potential to make money is worth the possibility of losing more, then a Portfolio with higher risk may be right for you.

A final note: These Portfolios are designed for long-term investment.

                                THE PORTFOLIOS

INVESTMENT SUMMARY

Each Portfolio's summary discusses the following:

    INVESTMENT OBJECTIVE
    What is the Portfolio's investment goal?

    PRINCIPAL INVESTMENT STRATEGY
    How does the Portfolio attempt to achieve its investment goal? What types of investments does it contain? What style of investing and investment philosophy does it follow?

    PRIMARY RISKS
    What are the specific risks of investing in the Portfolio?

    PAST PERFORMANCE
    How well has the Portfolio performed over time?

    FEES AND EXPENSES
    What is the cost of investing in the Portfolio?


In addition to its principal investment strategy, each Portfolio, which is not a "fund of funds" (and the Underlying Portfolios, in the case of Met/Franklin Templeton Founding Strategy Portfolio) may invest in various types of securities and engage in various investment techniques and practices which are not the principal focus of the Portfolio (or of the Underlying Portfolio, in the case of the Met/Franklin Templeton Founding Strategy Portfolio) and therefore are not described in the Investment Summary section of the Prospectus. These other securities and investment techniques and practices in which a Portfolio may engage, together with their risks, are briefly discussed in "Additional Investment Strategies" in this Prospectus.


Following the Investment Summary is the section entitled "Primary Risks of Investing in the Portfolios" which lists some of the factors that may affect the value of a Portfolio's investments.


The SAI provides more detailed information regarding the various types of securities that a Portfolio or Underlying Portfolio may purchase and certain investment techniques and practices of its Adviser.


The Contracts may be sold by banks. AN INVESTMENT IN A PORTFOLIO OF THE TRUST THROUGH A CONTRACT IS NOT A DEPOSIT OR OBLIGATION OF, OR GUARANTEED BY, ANY BANK, AND IS NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY OF THE U.S. GOVERNMENT.


 EACH PORTFOLIO IN THIS PROSPECTUS IS A MUTUAL FUND: A POOLED INVESTMENT THAT IS PROFESSIONALLY MANAGED AND THAT GIVES YOU THE OPPORTUNITY TO PARTICIPATE IN FINANCIAL MARKETS. EACH PORTFOLIO STRIVES TO REACH ITS STATED INVESTMENT OBJECTIVE, WHICH CAN BE CHANGED WITHOUT SHAREHOLDER APPROVAL. AS WITH ALL MUTUAL FUNDS, THERE IS NO GUARANTEE THAT A PORTFOLIO WILL ACHIEVE ITS INVESTMENT OBJECTIVE.


 A PORTFOLIO'S ADVISER MAY SELL A PORTFOLIO SECURITY WHEN THE VALUE OF THE INVESTMENT REACHES OR EXCEEDS ITS ESTIMATED FAIR VALUE, TO TAKE ADVANTAGE
 OF MORE ATTRACTIVE INVESTMENT OPPORTUNITIES, WHEN THE ISSUER'S INVESTMENT FUNDAMENTALS BEGIN TO DETERIORATE, WHEN THE PORTFOLIO MUST MEET REDEMPTIONS, OR FOR OTHER INVESTMENT REASONS.

                    MET/AIM CAPITAL APPRECIATION PORTFOLIO

INVESTMENT OBJECTIVE:

Capital appreciation.

PRINCIPAL INVESTMENT STRATEGY:


The Portfolio invests principally in common stocks of domestic and foreign companies the Adviser believes are likely to benefit from new or innovative products, services or processes, as well as those that have experienced above-average, long-term growth in earnings and have excellent prospects for future growth. The Portfolio will not invest more than 25% of its total assets in foreign securities.

The Adviser is not constrained to any particular investment style. The Portfolio may tend to buy "growth" stocks or "value" stocks. In selecting companies for investment, the Adviser looks for companies with increasing market share, experienced and effective management and competitive advantage. The Portfolio may invest in small, relatively new or unseasoned companies. The Portfolio may also purchase call options, which are derivatives, but not for speculative purposes, and write covered call options on no more than 20% of the value of its net assets.


PRIMARY RISKS:


The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail starting on page 88, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:


  .  Market risk

  .  Market capitalization risk

  .  Investment style risk

  .  Foreign investment risk

The Portfolio's investments in derivatives can significantly increase the Portfolio's exposure to market risk and credit risk of the counterparty. Derivatives also involve the risk of mispricing or improper valuation, and the risk that changes in the value of the derivative may not correlate perfectly with the relevant assets, rates or indices.

PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.


The performance shown below is the performance of the Portfolio's Class A shares, the Portfolio's oldest Class. The historical performance shown for the Portfolio's Class A shares is the performance of the Portfolio's predecessor funds managed by the Adviser using the same investment objective and strategy as the Portfolio. On July 1, 2005, substantially all of the assets of the AIM Capital Appreciation Portfolio of Travelers Series Fund, Inc. were transferred to the AIM Capital Appreciation Portfolio, a series of The Travelers Series Trust. The assets of the AIM Capital Appreciation Portfolio of The Travelers Series Trust were transferred to the Portfolio on May 1, 2006. The performance shown below for the Portfolio's Class A shares prior to May 1, 2006 is the historical performance of the AIM Capital Appreciation Portfolio of The Travelers Series Trust (from July 1, 2005 through April 30, 2006) and of the AIM Capital Appreciation Portfolio of Travelers Series Fund, Inc. (from January 1, 1996 through June 30,
2005).

The bar chart below shows you the performance of the Portfolio's Class A shares for the last ten calendar years and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart.


Year-by-Year Total Return as of 12/31 of Each Year

                                    [CHART]

  98      99      00      01      02      03      04      05      06      07
------  ------  ------  ------  ------  ------  ------  ------  ------  ------
17.21% 42.96%  -10.40%  -23.76% -23.87%  29.31%  6.50%  8.73%   6.88%   11.92%

High Quarter: 4th-1999  +35.92%
Low Quarter:  3rd-2001  -23.04%


The table below compares the Portfolio's Class A and Class E shares' average annual compounded total returns for the 1-, 5- and 10-year periods and since inception through 12/31/07, as applicable, with the S&P 500 Index and with the Russell 1000 Growth Index. The S&P 500 Index is a widely recognized unmanaged index that measures the stock performance of 500 large- and medium-sized companies and is often used to indicate the performance of the overall stock market. The Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.



      Average Annual Total Return as of 12/31/07
-------------------------------------------------------
                                      Since   Inception
              1 Year 5 Year 10 Year Inception   Date
------------- ------ ------ ------- --------- ---------
Class A       11.92% 12.36%  4.55%      --          --
Class E          --     --     --     4.21%    4/28/07
S&P 500 Index  5.49% 12.83%  5.91%      --
Russell 1000
 Growth Index 11.81% 12.10%  3.83%      --







 PORTFOLIO MANAGEMENT:


..  Invesco Aim Capital Management, Inc. see page 108

..  For financial highlights see page 131

FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2007 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)



                                          Class A Class E
---------------------------------------------------------
Management Fee*                            0.76%   0.76%
---------------------------------------------------------
12b-1 Fees                                 None    0.15%
---------------------------------------------------------
Other Expenses                             0.10%   0.10%
---------------------------------------------------------
Total Annual Portfolio Operating Expenses  0.86%   1.01%
---------------------------------------------------------



        * Met Investors Advisory, LLC (the "Manager") has agreed that any advisory fee waivers received from the Portfolio's Adviser commencing May 1, 2006 will be passed on to the Portfolio in the form of a voluntary fee waiver. For purposes of calculating the Adviser's fee, the assets of the Portfolio and the assets of the Met/AIM Small Cap Growth Portfolio of the Trust are aggregated. Including the voluntary fee waiver, the management fee for the year ended December 31, 2007 was 0.74%.

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES



         Class A  Class E
--------------------------
1 Year   $     88 $    104
--------------------------
3 Years  $    275 $    323
--------------------------
5 Years  $    479 $    560
--------------------------
10 Years $  1,064 $  1,241
--------------------------

                     CLARION GLOBAL REAL ESTATE PORTFOLIO


INVESTMENT OBJECTIVE:

Total return through investment in real estate securities, emphasizing both capital appreciation and current income.

PRINCIPAL INVESTMENT STRATEGY:

Under normal market conditions, the Portfolio will invest at least 80% of its assets in a portfolio of equity securities of companies that are principally engaged in the real estate industry. In selecting investments for the Portfolio, the Portfolio's Adviser will select companies that derive at least 50% of their total revenues or earnings from owning, operating, developing and/or managing real estate. This portion of the Portfolio will have investments located in a number of different countries, including the U.S. As a general matter, the Portfolio expects these investments to be in common stocks of large-, mid- and small-sized companies, including real estate investment trusts and similarly situated real estate companies outside the U.S. ("REITs"). The Portfolio may invest in companies located in countries with emerging securities markets.

The Portfolio's Adviser uses a multi-step investment process for constructing the Portfolio's investment portfolio that combines top-down region and sector allocation with bottom-up individual stock selection.

First, the Adviser selects sectors and geographic regions in which to invest, and determines the degree of representation of such sectors and regions, through a systematic evaluation of public and private property market trends and conditions. Second, the Adviser uses an in-house valuation process to identify investments with superior current income and growth potential relative to their peers. This in-house valuation process examines several factors including:

  .  value and property;

  .  capital structure; and

  .  management and strategy.



PRIMARY RISKS:


The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail starting on page 88, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:


  .  Market risk

  .  Real estate investment risk


  .  Foreign investment risk


  .  Market capitalization risk

  .  Investment style risk

 PORTFOLIO MANAGEMENT:


..  ING Clarion Real Estate Securities L.P. see page 108

..  For financial highlights see page 133



In addition, investments in emerging markets include all of the risks of investments in foreign securities and are subject to severe price declines. The economic and political structures of developing nations, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity. Such countries may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners and economies based on only a few industries. For these reasons, all of the risks of investing in foreign securities are heightened by investing in emerging market countries. The markets of developing countries have been more volatile than the markets of developed countries with more mature economies. These markets often have provided significantly higher or lower rates of return than developed markets, and significantly greater risks, to investors.


PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.


The bar chart below shows you the performance of the Portfolio's Class B shares for each full calendar year since its inception and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart. Effective April 28, 2008, ING Clarion Real Estate Securities L.P. became the Portfolio's Adviser. Investment performance prior to that date is attributable to the Portfolio's former investment adviser.

                                    [CHART]

Year-by-Year Total Return as of 12/31 of Each Year

  05        06         07
------    ------     ------
13.29%    37.58%    -15.01%

High Quarter: 1st-2006  +14.88%
Low Quarter:  2nd-2007   -9.48%


The table below compares the Portfolio's Class A, Class B and Class E shares' average annual compounded total returns for the 1-year period and from inception through 12/31/07 with the FTSE NAREIT Equity Index, the Portfolio's benchmark prior to April 28, 2008, and with the FTSE EPRA/NAREIT Global Real Estate Index, the Portfolio's benchmark effective

April 28, 2008. The FTSE NAREIT Equity Index is an unmanaged index that measures the performance of all publicly traded equity REITs. The FTSE EPRA/NAREIT Global Real Estate Index is designed to capture the performance of institutional quality property companies operating in North America, Europe, Asia, and Australia. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.



           Average Annual Total Return as of 12/31/07
----------------------------------------------------------------
                                               Since   Inception
                                     1 Year  Inception   Date
------------------------------------ ------  --------- ---------
Class A                              -14.79%   16.14%   5/1/04
Class B                              -15.01%   15.85%   5/1/04
Class E                              -14.86%   15.99%   5/1/04
FTSE NAREIT Equity REIT Index        -15.69%   16.59%*
FTSE EPRA/NAREIT Global Real
 Estate Index                         -6.96%   22.18%*
* Index performance is from 4/30/04.



For information on ING Clarion Real Estate Securities L.P.'s prior performance with a comparable fund see page 109.

FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2007 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)



                                          Class A Class B Class E
-----------------------------------------------------------------
Management Fee                            0.61%   0.61%   0.61%
-----------------------------------------------------------------
12b-1 Fees                                None    0.25%   0.15%
-----------------------------------------------------------------
Other Expenses                            0.04%   0.04%   0.04%
-----------------------------------------------------------------
Total Annual Portfolio Operating Expenses 0.65%   0.90%   0.80%
-----------------------------------------------------------------

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES



                               Class A  Class B  Class E
                      -----------------------------------
                      1 Year   $     67 $     92 $     82
                      -----------------------------------
                      3 Years  $    209 $    288 $    256
                      -----------------------------------
                      5 Years  $    363 $    500 $    446
                      -----------------------------------
                      10 Years $    812 $  1,112 $    993
                      -----------------------------------

                       DREMAN SMALL CAP VALUE PORTFOLIO


INVESTMENT OBJECTIVE:

Capital appreciation.

PRINCIPAL INVESTMENT STRATEGY:


The Portfolio normally invests at least 80% of its assets in common stocks and other equity securities of small U.S. companies. The Portfolio defines a small company as one with a market capitalization at the time of investment that is no greater than the typical largest market capitalization of a company in the Russell 2000 Value Index (the "Index"). The size of companies in the Index changes with market conditions and the composition of the Index. As of February 29, 2008, the largest market capitalization of a company in the Index was $6.8 billion.

The Adviser focuses its stock selection process on small companies with below market price-to-earnings ratios. The Adviser also identifies value opportunities in small companies by low price compared to book value, cash flow and yield. Individual companies are analyzed to identify those that are fundamentally sound and appear to have strong potential for earnings and dividend growth over the Index.

From the remaining group of stocks, the Adviser then completes its fundamental analysis and purchases for the Portfolio what are believed to be the most attractive stocks, drawing on analysis of economic outlooks or various industries. The Adviser may favor companies from different industries at different times, which leads to sector and industry over and under weights in the Portfolio relative to the Index. Even so, diversification is an important characteristic of the Adviser's investment philosophy.

The Portfolio may invest up to 15% of its assets in real estate investment trusts.


PRIMARY RISKS:


The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail starting on page 88, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:


  .  Market risk

  .  Market capitalization risk

  .  Investment style risk

  .  Real estate investment risk

PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

 PORTFOLIO MANAGEMENT:


..  Dreman Value Management, LLC see page 109

..  For financial highlights see page 136



The performance shown below is the performance of the Portfolio's Class A shares, the Portfolio's only Class outstanding prior to April 30, 2008. Class B shares of the Portfolio are first being offered on April 30, 2008. The historical performance shown for the Portfolio's Class A shares prior to May 1, 2006 is the performance of the Portfolio's predecessor fund managed both by the Adviser using the same investment objective and strategy as the Portfolio and by another investment adviser using the same investment objective as the Portfolio but a different (quantitative) investment strategy. The assets of the Style Focus Series: Small Cap Value Portfolio of The Travelers Series Trust were transferred to the Portfolio on May 1, 2006. The performance shown below for the Portfolio's Class A shares prior to May 1, 2006 is the historical performance of the Style Focus Series: Small Cap Value Portfolio of The Travelers Series Trust (from May 1, 2005 to April 30, 2006).

The bar chart below shows you the performance of the Portfolio's Class A shares for each full calendar year since inception and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart.


               Year-by-Year Total Return as of 12/31 of Each Year

                                    [CHART]

                             06                  07
                            -----              -----
                            24.23%             -0.97%

High Quarter:   1st - 2006      +14.30%
Low Quarter:    4th - 2007       -4.70%

The table below compares the Portfolio's Class A shares average annual compounded total returns for the 1-year period and since inception through 12/31/07 with the Russell 2000 Value Index, an unmanaged index that measures the stock performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.



    Average Annual Total Return as of 12/31/07
---------------------------------------------------
                                  Since   Inception
                         1 Year Inception   Date
------------------------ ------ --------- ---------
Class A                  -0.97%   13.35%   5/2/05
Russell 2000 Value Index -9.78%    9.73%*
* Index performance is from 4/30/05.



For information on Dreman Value Management, LLC's prior performance with a comparable fund, see page 110.

FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2007, as adjusted to assume that current contractual fees and expenses were in effect for all of 2007, and are expressed as a percentage of the Portfolio's average daily net assets. The amounts for the Class B shares of the Portfolio are based on the expenses of the Portfolio's Class A shares, as adjusted to include applicable 12b-1 fees. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)



                                           Class A Class B
------------------------------------------ ------- -------
Management Fee                              0.79%   0.79%
----------------------------------------------------------
12b-1 Fees                                  None    0.25%
----------------------------------------------------------
Other Expenses                              0.13%   0.13%
----------------------------------------------------------
Total Annual Portfolio Operating Expenses*  0.92%   1.17%
----------------------------------------------------------



        * The Manager and the Trust have entered into an Expense Limitation Agreement whereby the total Annual Portfolio Operating Expenses for the Class A and Class B shares of the Portfolio will not exceed 1.10% and 1.35%, respectively, for the period ended April 30, 2009 and in any year in which the Agreement is in effect. Under certain circumstances, any fees waived or expenses reimbursed by the Manager may, with the approval of the Trust's Board of Trustees, be repaid to the Manager.

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same and that all expense limitations remain in effect only for the period ended April 30, 2009. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES



         Class A  Class B
--------------------------
1 Year   $     94 $    120
--------------------------
3 Years  $    295 $    374
--------------------------
5 Years  $    511 $    647
--------------------------
10 Years $  1,135 $  1,427
--------------------------

                         MET/FRANKLIN INCOME PORTFOLIO

INVESTMENT OBJECTIVE:

To maximize income while maintaining prospects for capital appreciation.

PRINCIPAL INVESTMENT STRATEGY:


Under normal market conditions, the Portfolio invests in a diversified portfolio of debt and equity securities. Debt securities in which the Portfolio may invest include all varieties of fixed, floating and variable rate instruments including secured and unsecured bonds, bonds convertible into common stock, mortgage securities, debentures, notes and short-term debt instruments. Common stocks, preferred stocks and convertible securities are examples of equity securities in which the Portfolio may invest. Typically, investments in equity and debt securities range between 40% and 60% of the Portfolio's assets.


The Portfolio seeks income by selecting investments such as corporate, foreign and U.S. Treasury bonds, as well as stocks with attractive dividend yields. In its search for growth opportunities, the Portfolio maintains the flexibility to invest in common stocks of companies from a variety of industries such as utilities, oil, gas, real estate and consumer goods. The Portfolio may invest in large, medium and small market capitalization companies.


The Portfolio may invest up to 100% of total assets in debt securities that are rated below investment grade, but it is not currently expected that the Portfolio will invest more than 50% of its assets in these securities. Securities rated in the top four ratings categories by independent rating organizations such as Standard & Poor's Ratings Group ("S&P") and Moody's Investors Service, Inc. ("Moody's") are considered investment grade. However, such ratings are relative and subjective, are not absolute standards of quality, and do not provide a complete evaluation of the market risk of the securities. Higher yields are ordinarily available from securities in the lower rating categories, such as securities rated Ba or lower by Moody's or BB or lower by S&P or from unrated securities deemed by the Portfolio's Adviser to be of comparable quality. Such high-yield securities are considered to be below "investment grade" and are sometimes referred to as "junk bonds." Generally, lower-rated securities pay higher yields than more highly rated securities to compensate investors for the higher risk.


The Portfolio may invest up to 25% of its assets in foreign securities. The Portfolio ordinarily buys foreign securities that are traded in the U.S. or American Depositary Receipts.

The Portfolio's Adviser searches for undervalued or out-of-favor securities it believes offer opportunities for income today and significant growth tomorrow. It performs independent analysis of the debt securities being considered for the portfolio, rather than relying principally on the ratings assigned by rating agencies. In its analysis, the Adviser considers a variety of factors, including:

  . a security's relative value based on such factors as anticipated cash flow, interest or dividend coverage, asset coverage, and earnings prospects;

  .  the experience and strength of the company;

  . the company's changing financial condition and market recognition of the change;

  . the company's sensitivity to changes in interest rates and business conditions; and

  .  the company's debt maturity schedules and borrowing requirements.


Although not a principal investment strategy, the Portfolio may invest a portion of its assets in credit default swaps.

PRIMARY RISKS:


The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail starting on page 88, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:


  .  Market risk

  .  Credit risk

  .  Interest rate risk

  .  High yield debt security risk

  .  Investment style risk

  .  Foreign investment risk

  .  Market capitalization risk

In addition, utility stocks and other stocks with above average dividend yields are particularly sensitive to interest rate movements. When interest rates rise, the stock prices of these stocks tend to fall.

Mortgage-related securities may be issued or guaranteed by the U.S. Government, its agencies or instrumentalities or may be issued by private issuers and as such are not guaranteed by the U.S. Government, its agencies or instrumentalities. Like other debt securities, changes in interest rates generally affect the value of a mortgage-backed security. Additionally, some mortgage-backed securities may be structured so that they may be particularly sensitive to interest rates.

Investments in mortgage-related securities are also subject to special risks of prepayment. Prepayment risk occurs when the issuer of a security can prepay the principal prior to the security's maturity. Securities subject to prepayment risk, including the collateralized mortgage obligations and other mortgage-related securities that the Portfolio can buy, generally offer less potential for gains when prevailing interest rates decline, and have greater potential for loss when interest rates rise depending upon the coupon of the underlying securities. The impact of prepayments on the price of a security may be difficult to predict and may increase the volatility of the price. In addition, early repayment of mortgages underlying these securities may expose the Portfolio to a lower rate of return when it reinvests the principal. Further, the Portfolio may buy mortgage-related securities at a premium. Accelerated prepayments on those securities could cause the Portfolio to lose a portion of its principal investment represented by the premium the Portfolio paid.

If interest rates rise rapidly, prepayments may occur at slower rates than expected, which could have the effect of lengthening the expected maturity of a short- or medium-term security. That could cause its value to fluctuate more widely in response to changes in interest rates. In turn, this could cause the value of the Portfolio's shares to fluctuate more.


The use of credit default transactions is a highly specialized activity that involves investment techniques and risks that are different from those associated with ordinary portfolio securities transactions. If the Adviser is incorrect in its forecasts of the interest rates, currency exchange

 PORTFOLIO MANAGEMENT:


..  Franklin Advisers, Inc. see page 110



rates or market values or its assessments of the credit risks, relevant to these transactions that it enters, the investment performance of the Portfolio may be less favorable than it would have been if the Portfolio had not entered into them.

Because these arrangements are bi-lateral agreements between the Portfolio and its counterparty, each party is exposed to the risk of default by the other. In addition, they may involve a small investment of cash compared to the risk assumed with the result that small changes may produce disproportionate and substantial gains or losses to the Portfolio. However, the Portfolio's obligations under swap agreements generally are collateralized by cash or government securities based on the amount by which the value of the payments that the Portfolio is required to pay exceed the value of the payments that its counterparty is required to make. The Portfolio segregates liquid assets equal to any difference between that excess and the amount of collateral that they are required to provide. Conversely, the Portfolio requires their counterparties to provide collateral on a comparable basis except in those instances in which the Adviser is satisfied with the claims paying ability of the counterparty without such collateral.


PAST PERFORMANCE:


As of the date of this Prospectus, the Portfolio had not commenced operations. No performance information is currently available. For information on Franklin Advisers, Inc.'s prior performance with a comparable fund, see page 111.


FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are estimated for the year ended December 31, 2008 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                          Class A Class B
---------------------------------------------------------
Management Fee                             0.80%   0.80%
---------------------------------------------------------
12b-1 Fees                                 None    0.25%
---------------------------------------------------------
Other Expenses                             0.29%   0.29%
---------------------------------------------------------
Total Annual Portfolio Operating Expenses
 Before Expense Waiver                     1.09%   1.34%
---------------------------------------------------------
Contractual Expense Waiver*                0.19%   0.19%
---------------------------------------------------------
Total Annual Portfolio Operating Expenses
 After Expense Waiver                      0.90%   1.15%
---------------------------------------------------------

        * The Manager and the Trust have entered into an Expense Limitation Agreement whereby the total Annual Portfolio Operating Expenses for the Class A and Class B shares of the Portfolio will not exceed 0.90% and 1.15%, respectively, for the period ended April 30, 2009 and in any year in which the Agreement is in effect. Under certain circumstances, any fees waived or expenses reimbursed by the Manager may, with the approval of the Trust's Board of Trustees, be repaid to the Manager.

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same and that all expense limitations remain in effect only for the period ended April 30, 2009. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES

        Class A  Class B
-------------------------
1 Year  $     92 $    118
-------------------------
3 Years $    329 $    408
-------------------------

                     MET/FRANKLIN MUTUAL SHARES PORTFOLIO

INVESTMENT OBJECTIVE:

Capital appreciation, which may occasionally be short-term. The Portfolio's secondary investment objective is income.

PRINCIPAL INVESTMENT STRATEGY:

Under normal market conditions, the Portfolio invests primarily in equity securities (including securities convertible into, or that the Adviser expects to be exchanged for, common or preferred stock) of U.S. and foreign companies that the Adviser believes are available at market prices less than their value based on certain recognized or objective criteria (intrinsic value).

Following this value-oriented strategy, the Portfolio invests primarily in undervalued securities, which are securities trading at a discount to intrinsic value. The Portfolio also invests in, to a lesser extent, in:

  . Risk arbitrage securities, which are securities of companies involved in restructurings (such as mergers, acquisitions, consolidations, liquidations, spin-offs, or tender or exchange offers) or that the Adviser believes are cheap relative to an economically equivalent security of the same or another company; and

  . Distressed companies, which are securities of companies that are, or are about to be, involved in reorganizations, financial restructurings, or bankruptcy.

In pursuit of its value-oriented strategy, the Portfolio is not limited to pre-set maximums or minimums governing the size of the companies in which it may invest. However, as a general rule, the Portfolio intends to invest the equity portion of its portfolio predominantly (up to 100%) in mid- and large cap companies, with a small portion in small-cap companies. For these purposes, mid- and large-cap companies are considered by the Adviser to be those companies with market capitalization values greater than $1.5 billion.


While the Portfolio generally purchases securities for investment purposes, the Adviser may seek to influence or control management by communicating with management and may coordinate with other shareholders to influence management or to cause changes in policy, or invest in other companies that do so, when the Adviser believes the Portfolio may benefit. The Portfolio expects to invest a significant portion (up to 35%) of its assets in foreign securities, which may include sovereign debt and participations in foreign government debt.


The Portfolio may attempt, from time to time, to hedge (protect) against currency risks, largely using forward foreign currency exchange contracts, when, in the Adviser's opinion, it would be advantageous to the Portfolio to do so.

The Portfolio's investments in distressed companies typically involve the purchase of bank debt, lower-rated or defaulted debt securities, comparable unrated debt securities, or other indebtedness (or participations in the indebtedness) of such companies. Such other indebtedness generally represents a specific commercial loan or portion of a loan made to a company by a financial institution such as a bank. Loan participations represent fractional interests in a company's indebtedness and are generally made available by banks or other institutional investors. By purchasing all or a part of a company's direct indebtedness, the Portfolio, in effect, steps into the shoes of the lender. If the loan is secured, the Portfolio will have a priority claim to the assets of the company ahead of unsecured creditors and stockholders. The Portfolio will generally make such investments to achieve capital appreciation, rather than to seek income.

The Portfolio may also engage from time to time in an "arbitrage" strategy. When engaging in an arbitrage strategy, the Portfolio typically buys one security while at the same time selling short another security. The Portfolio generally buys the security that the Adviser believes is either cheap relative to the price of the other security or otherwise undervalued, and sell short the security that the Adviser believes is either expensive relative to the price of the other security or otherwise overvalued. In doing so, the Portfolio attempts to profit from a perceived relationship between the values of the two securities. The Portfolio generally engages in an arbitrage strategy in connection with an announced corporate restructuring, such as a merger, acquisition or tender offer, or other corporate action or event such as an exchange offer.

PORTFOLIO SELECTION

The Adviser employs a research driven, fundamental value strategy for the Portfolio. In choosing equity investments, the Adviser focuses on the market price of a company's securities relative to the Adviser's own evaluation of the company's asset value, including an analysis of book value, cash flow potential, long-term earnings, and multiples of earnings. Similarly, debt securities and other indebtedness, including loan participations, are generally selected based on the Adviser's own analysis of the security's intrinsic value rather than the coupon rate or rating of the security. The Adviser examines each investment separately and there are no set criteria as to specific value parameters, asset size, earnings or industry type.

PRIMARY RISKS:


The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail starting on page 88, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:


  .  Market risk

  .  Investment style risk

  .  Market capitalization risk

  .  Foreign investment risk

  .  Credit risk

  .  Interest rate risk

  .  High yield debt security risk

The Portfolio's investments in derivatives can significantly increase the Portfolio's exposure to market risk or credit risk of the counterparty. Derivatives can also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the relevant assets, rates and indices.

 PORTFOLIO MANAGEMENT:


..  Franklin Mutual Advisers, LLC see page 112



A merger or other restructuring, or a tender or exchange offer, proposed or pending at the time the Portfolio invests in risk arbitrage securities may not be completed on the terms or within the time frame contemplated, resulting in losses to the Portfolio. Debt obligations of distressed companies typically are unrated, lower-rated, in default or close to default. Also, securities of distressed companies are generally more likely to become worthless than the securities of more financially stable companies.

PAST PERFORMANCE:


As of the date of this Prospectus, the Portfolio had not commenced operations. No performance information is currently available. For information on Franklin Mutual Advisers, LLC's prior performance with a comparable fund, see page 112.


FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are estimated for the year ended December 31, 2008 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                          Class A Class B
---------------------------------------------------------
Management Fee                             0.80%   0.80%
---------------------------------------------------------
12b-1 Fees                                 None    0.25%
---------------------------------------------------------
Other Expenses                             0.29%   0.29%
---------------------------------------------------------
Total Annual Portfolio Operating Expenses
 Before Expense Waiver                     1.09%   1.34%
---------------------------------------------------------
Contractual Expense Waiver*                0.19%   0.19%
---------------------------------------------------------
Total Annual Portfolio Operating Expenses
 After Expense Waiver                      0.90%   1.15%
---------------------------------------------------------

        * The Manager and the Trust have entered into an Expense Limitation Agreement whereby the total Annual Portfolio Operating Expenses for the Class A and Class B shares of the Portfolio will not exceed 0.90% and 1.15%, respectively, for the period ended April 30, 2009 and in any year in which the Agreement is in effect. Under certain circumstances, any fees waived or expenses reimbursed by the Manager may, with the approval of the Trust's Board of Trustees, be repaid to the Manager.

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same and that all expense limitations remain in effect only for the period ended April 30, 2009. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES

        Class A  Class B
-------------------------
1 Year  $     92 $    118
-------------------------
3 Years $    329 $    408
-------------------------

              MET/FRANKLIN TEMPLETON FOUNDING STRATEGY PORTFOLIO

INVESTMENT OBJECTIVE:

Primarily seeks capital appreciation and secondarily seeks income.

PRINCIPAL INVESTMENT STRATEGY:

The Portfolio pursues its investment objectives by investing on a fixed percentage basis in a combination of the Trust's portfolios sub-advised by Franklin Templeton, which, in turn, invest primarily in U.S. and foreign equity securities and, to a lesser extent, fixed-income and money market securities. The Portfolio's assets will be allocated on an equal basis (33 1/3%) among the Met/Franklin Income Portfolio, Met/Franklin Mutual Shares Portfolio and Met/Templeton Growth Portfolio (the "Underlying Portfolios"), each of which is a separate portfolio of the Trust, and which is included in this Prospectus.

The Underlying Portfolios have been selected to represent a reasonable spectrum of investment options for the Portfolio. The Met Investors Advisory, LLC (the "Manager") has based the fixed percentage allocations for the Portfolio on the degree to which it believes the Underlying Portfolios, in combination, to be appropriate for the Portfolio's investment objective. As discussed in this Prospectus, each Underlying Portfolio is managed by the Manager and sub-advised by Franklin Advisers, Inc. (Met/Franklin Income Portfolio), Franklin Mutual Advisers, LLC (Met/Franklin Mutual Shares Portfolio) or Templeton Global Advisors Limited (Met/Templeton Growth Portfolio), respectively. The Portfolio will purchase Class A shares of the Underlying Portfolios, which are not subject to any sales charges or distribution or service (Rule 12b-1) fees.

The Portfolio may deviate from its percentage allocations as a result of appreciation or depreciation in the value of the shares of the Underlying Portfolios it holds. The Manager will periodically rebalance the Portfolio's holdings as deemed necessary to bring the asset allocation of the Portfolio back into alignment with its fixed percentage allocations.

The Portfolio is non-diversified, which means that it may concentrate its assets in a smaller number of issuers than a diversified portfolio. However, the Portfolio invests its assets in the Underlying Portfolios, each of which generally has diversified holdings.

The Portfolio also may deviate temporarily from its fixed percentage allocations for defensive purposes. The Portfolio may hold cash or cash equivalents (instead of being allocated to an Underlying Portfolio) as deemed appropriate by the Manager for temporary defensive purposes to respond to adverse market, economic or political conditions, or as a cash reserve. Should the Portfolio take this action, it may not achieve its investment objective. The Portfolio also may hold U.S. government securities and money market instruments directly for investment or other appropriate purposes.

Please note that the Underlying Portfolios may already be available directly as investment options in your Contract and that an investor in the Portfolio bears both the expenses of the Portfolio as well as the indirect expenses associated with the Underlying Portfolios. Therefore, an investor may be able to realize lower aggregate expenses by investing directly in the Underlying Portfolios instead of in the Portfolio itself. However, not all of the Underlying Portfolios may be available as an investment option in your Contract. In addition, an investor who chooses to invest directly in the Underlying Portfolios would not receive the asset allocation and rebalancing services provided by the Manager.

PRIMARY RISKS:

An investment in the Portfolio is not guaranteed. You can lose money by investing in the Portfolio. There are direct and indirect risks of investing in the Portfolio. Direct risks include:

  . PERFORMANCE RISK--Because the Portfolio generally invests all of its assets in the shares of the Underlying Portfolios, its investment performance is directly related to the performance of the Underlying Portfolios. The ability of the Portfolio to meet its investment objective depends upon the ability of an Underlying Portfolio to meet its own investment objective. It is possible that an Underlying Portfolio will fail to execute its investment strategies effectively. As a result, an Underlying Portfolio may not meet its investment objective, which would affect the Portfolio's investment performance. There can be no assurance that the investment objective of the Portfolio or any Underlying Portfolio will be achieved. Since the Portfolio invests in the shares of the Underlying Portfolios, its performance is directly related to the ability of the Underlying Portfolios to meet their respective investment objectives. Because the Portfolio invests in the Underlying Portfolios, the Portfolio's net asset value ("NAV") is effected by fluctuations in the Underlying Portfolios' NAV.

  . NON-DIVERSIFICATION RISK--The Portfolio is non-diversified which means the Portfolio can invest its assets in a small number of issuers. As a result, the Portfolio is more susceptible to any single economic, political or regulatory event affecting those issuers than is a diversified portfolio. This risk is limited because the Portfolio invests its assets in the Underlying Portfolios, each of which generally has diversified holdings.

  . AFFILIATED PORTFOLIO RISK--In managing the Portfolio, the Manager will have the authority to select and substitute the Underlying Portfolios. The Manager may be subject to potential conflicts of interest in allocating the Portfolio's assets among the Underlying Portfolios both because the fees payable to it by some of the Underlying Portfolios may be higher than the fees payable by other Underlying Portfolios and because the Manager is also responsible for managing the Underlying Portfolios. In this regard, the Manager may believe that certain Underlying Portfolios could benefit from additional assets or could be harmed by redemptions. As a fiduciary, the Manager is obligated to disregard these incentives. The directors and officers of the Trust may also have conflicting interests in fulfilling their fiduciary duties to both the Portfolio and the Underlying Portfolios of the Trust.

IN ADDITION, BECAUSE THE PORTFOLIO INVESTS IN THE UNDERLYING FUNDS, IT WILL INDIRECTLY BEAR FEES AND EXPENSES CHARGED BY THOSE PORTFOLIOS IN ADDITION TO THE PORTFOLIO'S DIRECT FEES AND EXPENSES.


The value of your investment in the Portfolio may be affected by one or more of the following indirect risks of the Underlying Portfolios, which are described in detail starting on page 88, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:


  .  Market risk

 PORTFOLIO MANAGEMENT:


..  Met Investors Advisory, LLC see page 104



  .  Investment style risk

  .  Market capitalization risk

  .  Foreign investment risk

  .  Credit risk

  .  Interest rate risk

  .  High yield debt security risk

An Underlying Portfolio's investments in derivatives can significantly increase the Portfolio's exposure to market risk or credit risk of the counterparty. Derivatives can also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the relevant assets, rates and indices.

A merger or other restructuring, or a tender or exchange offer, proposed or pending at the time the Underlying Portfolio invests in risk arbitrage securities may not be completed on the terms or within the time frame contemplated, resulting in losses to the Underlying Portfolio. Debt obligations of distressed companies typically are unrated, lower-rated, in default or close to default. Also, securities of distressed companies are generally more likely to become worthless than the securities of more financially stable companies.

In addition, investments in emerging markets include all of the risks of investments in foreign securities and are subject to severe price declines. The economic and political structures of developing nations, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity. Such countries may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners and economies based on only a few industries. For these reasons, all of the risks of investing in foreign securities are heightened by investing in emerging markets countries. The markets of developing countries have been more volatile than the markets of developed countries with more mature economies. These markets often have provided significantly higher or lower rates of return than developed markets, and significantly greater risks, to investors.

PAST PERFORMANCE:

As of the date of this Prospectus, the Portfolio had not commenced operations. No performance information is currently available.

FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are estimated for the year ended December 31, 2008 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts but do reflect the fees and expenses of the Underlying Portfolios. If such expenses were reflected in the Example, the expense amounts indicated would be higher. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)



                                          Class A Class B
---------------------------------------------------------
Management Fee                             0.05%   0.05%
---------------------------------------------------------
12b-1 Fees                                 None    0.25%
---------------------------------------------------------
Other Expenses                             0.15%   0.15%
---------------------------------------------------------
Acquired Fund Fees and Expenses*           0.87%   0.87%
---------------------------------------------------------
Total Annual Portfolio Operating Expenses
 and Acquired Fund Fees and Expenses
 Before Expense Waiver                     1.07%   1.32%
---------------------------------------------------------
Contractual Expense Waiver**               0.15%   0.15%
---------------------------------------------------------
Total Annual Portfolio Operating Expenses
 and Acquired Fund Fees and Expenses
 After Expense Waiver                      0.92%   1.17%
---------------------------------------------------------



         * As an investor in the Underlying Portfolios, the Portfolio will also will bear its pro-rata portion of the operating expenses of the Underlying Portfolios. The expenses of the Underlying Portfolios are based upon the weighted average of the estimated total operating expenses of the Underlying Portfolios after expense waivers allocated to the Underlying Portfolios for the year ended
           December 31, 2008.
        ** The Manager and the Trust have entered into an Expense Limitation
           Agreement whereby the total direct Annual Portfolio Operating Expenses for the Class A and Class B shares of the Portfolio will not exceed 0.05% and 0.30%, respectively, for the period ended
           April 30, 2009 and in any year in which the Agreement is in effect. Under certain circumstances, any fees waived or expenses reimbursed by the Manager may, with the approval of the Trust's Board of Trustees, be repaid to the Manager.

Investors may be able to realize lower aggregate expenses by investing directly in the Underlying Portfolios instead of the Portfolio. An investor who chooses to invest directly in the Underlying Portfolios would not, however, receive the asset allocation services provided by the Manager.


EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same and that all expense limitations of the Portfolio and the Underlying Portfolios remain in effect only for the period ended April 30, 2009. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES


        Class A  Class B
-------------------------
1 Year  $     94 $    120
-------------------------
3 Years $    390 $    453
-------------------------

                           LAZARD MID CAP PORTFOLIO


INVESTMENT OBJECTIVE:

Long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGY:


The Portfolio seeks to meet its objective by investing, normally, at least 80% of its net assets in equity securities, including convertible securities, of mid-cap companies. In complying with this 80% investment requirement, the Portfolio's investments may include synthetic instruments. Synthetic instruments are investments that have economic characteristics similar to the Portfolio's direct investments, and may include warrants, futures, options, exchange-traded funds and American Depositary Receipts. The Portfolio considers a company to be a mid-cap company if it has a market capitalization, at the time of purchase, within the range of the largest and smallest capitalized companies included in the Russell Midcap Index during the most recent 11-month period (based on month-end data) plus the most recent data during the current month.

The Portfolio may invest up to 20% of its net assets in equity securities of companies in other market capitalization ranges and in investment grade debt securities. The Portfolio may also invest up to 25% of its total assets in foreign securities. For risk management purposes, the Portfolio may hold a portion of its assets in cash or cash equivalents, including money market instruments.

In selecting investments, the portfolio managers seek to identify those companies that are, in their view, undervalued relative to current or projected earnings, or the current market value of assets owned by the company. The primary emphasis of the portfolio managers' search for undervalued equity securities is in four categories: (1) out-of-favor cyclical growth companies;
(2) established growth companies that are undervalued compared to historical relative valuation parameters; (3) companies where there is early but tangible evidence of improving prospects which are not yet reflected in the value of the companies' equity securities; and (4) companies whose equity securities are selling at prices that do not yet reflect the current market value of their assets.


PRIMARY RISKS:


The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail starting on page 88, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:


  .  Market risk

  .  Foreign investment risk

  .  Market capitalization risk

  .  Investment style risk

The Portfolio's investments in derivatives can significantly increase the Portfolio's exposure to market risk or credit risk of the counterparty. Derivatives can also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the relevant assets, rates and indices.

PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.


The bar chart below shows you the performance of the Portfolio's Class B shares, the Portfolio's oldest Class, for each full calendar year since its inception and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart. Effective December 19, 2005, Lazard Asset Management LLC became the Portfolio's Adviser. Investment performance information prior to that date is attributable to the Portfolio's former investment adviser.

               Year-by-Year Total Return as of 12/31 of Each Year

                                    [CHART]

                    02       03      04      05      06      07
                  -------  ------  ------  ------  ------  ------
                  -10.82%  26.03%  14.32%   8.06%  14.67%  -2.71%

                      High Quarter: 2nd - 2003 +15.66%
                      Low Quarter:  3rd - 2002 -14.33%






 PORTFOLIO MANAGEMENT:


..  Lazard Asset Management LLC see page 113

..  For financial highlights see page 137

The table below compares the Portfolio's Class A, Class B and Class E shares' average annual compounded total returns for the 1- and 5-year periods and from inception through 12/31/07 with the Russell Midcap Index. The Russell Midcap Index measures the performance of the 800 companies in the Russell 1000 Index with the lowest market capitalization. These companies are considered representative of medium-sized companies. The median market capitalization was approximately $3.99 billion as of January 31, 2008. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.



      Average Annual Total Return as of 12/31/07
---------------------------------------------------------------
                                               Since   Inception
                          1 Year     5 Years Inception   Date
  --------------------    ---------- ------- --------- ---------
Class A                   -2.47%      11.96%    7.91%    1/2/02
Class B                   -2.71%      11.72%    9.01%   10/9/01
Class E                   -2.64%      11.82%    7.09%    4/1/02
Russell Midcap Index       5.60%      18.21%   14.00%*
* Index performance is from 10/1/01.



For information on Lazard Asset Management LLC's prior performance with a comparable fund, see page 113.



FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2007 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)



                                           Class A Class B Class E
------------------------------------------ ------- ------- -------
Management Fee                              0.69%   0.69%   0.69%
------------------------------------------------------------------
12b-1 Fees                                  None    0.25%   0.15%
------------------------------------------------------------------
Other Expenses                              0.07%   0.06%   0.06%
------------------------------------------------------------------
Total Annual Portfolio Operating Expenses*  0.76%   1.00%   0.90%
------------------------------------------------------------------



        * The Manager and the Trust have entered into an Expense Limitation Agreement whereby the total Annual Portfolio Operating Expenses for the Class A, Class B and Class E shares of the Portfolio will not exceed 0.80%, 1.05% and 0.95%, respectively, for the period ended April 30, 2009 and in any year in which the Agreement is in effect. Under certain circumstances, any fees waived or expenses reimbursed by the Manager may, with the approval of the Trust's Board of Trustees, be repaid to the Manager.

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same and that all expense limitations remain in effect only for the period ended April 30, 2009. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES



         Class A  Class B  Class E
-----------------------------------
1 Year   $     78 $    103 $     92
-----------------------------------
3 Years  $    244 $    320 $    288
-----------------------------------
5 Years  $    424 $    555 $    500
-----------------------------------
10 Years $    945 $  1,229 $  1,112
-----------------------------------

                       LEGG MASON VALUE EQUITY PORTFOLIO

INVESTMENT OBJECTIVE:

Long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGY:


The Portfolio normally invests at least 80% of its net assets in equity securities that the Adviser believes offer the potential for capital growth. The Portfolio primarily invests in common stocks and may also invest in other types of equity securities. The Portfolio may invest in U.S. issuers and up to 25% of its total assets in foreign issuers. The Portfolio generally invests in companies with market capitalizations greater than $5 billion, but may invest in companies of any size.

The Adviser follows a value discipline in selecting securities, and therefore seeks to purchase securities at large discounts to the Adviser's assessment of their intrinsic value. Intrinsic value, according to the Adviser, is the value of the company measured, to different extents depending on the type of company, on factors such as, but not limited to, the discounted value of its projected future free cash flows, the company's ability to earn returns on capital in excess of its cost of capital, private market values of similar companies and the costs to replicate the business. The Adviser may also consider qualitative factors, such as an assessment of the company's products, competitive positioning, strategy, industry economics and dynamics and regulatory frameworks. Securities may be undervalued due to, among other things, uncertainty arising from the limited availability of accurate information, economic growth and change, changes in competitive conditions, technological change, investor overreaction to negative news or events, and changes in government policy or geopolitical dynamics.

The Adviser takes a long-term approach to investing, generally characterized by long holding periods and low portfolio turnover.

The Portfolio may invest up to 20% of its total assets in long-term debt securities of companies with similar characteristics to those listed above.

The Portfolio is classified as a "non-diversified" company under the Investment Company Act of 1940, as amended, which means that it may invest in a smaller number of companies than many other funds. Under normal circumstances, the Adviser expects to invest in 30 to 60 companies.

PRIMARY RISKS:


The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail starting on page 88, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:


  .  Market risk

  .  Investment style risk

  .  Interest rate risk

  .  Credit risk

  .  Market capitalization risk

  .  Foreign investment risk

In addition, investments in emerging markets include all of the risks of investments in foreign securities and are subject to severe price declines. The economic and political structures of developing nations, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity. Such countries may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners and economies based on only a few industries. For these reasons, all of the risks of investing in foreign securities are heightened by investing in emerging markets countries. The markets of developing countries have been more volatile than the markets of developed countries with more mature economies. These markets often have provided significantly higher or lower rates of return than developed markets, and significantly greater risks, to investors.

Furthermore, because the Portfolio may invest its assets in a small number of issuers, the Portfolio is more susceptible to any single economic, political or regulatory event affecting those issuers than is a diversified portfolio.

 PORTFOLIO'S MANAGEMENT:


..  Legg Mason Capital Management, Inc. see page 114

..  For financial highlights see page 140




PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.




The bar chart below shows you the performance of the Portfolio's Class B shares for each full calendar year since its inception and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart.

                Year-by-Year Total Return as of 12/31 of Each Year

                                    [CHART]

                                06          07
                              ------      ------
                               6.58%      -5.91%

                        High Quarter: 4th - 2006    +9.88%
                        Low Quarter:  4th - 2007    -8.81%


The table below compares the Portfolio's Class A, Class B and Class E shares' average annual compounded total returns for the 1-year period and from inception through 12/31/07 with the S&P 500 Index, a widely recognized unmanaged index that measures the stock performance of 500 large- and medium-sized companies and is often used to indicate the performance of the overall stock market. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.



Average Annual Total Return as of 12/31/07
----------------------------------------
                         Since   Inception
                1 Year Inception   Date
-------------   ------ --------- ---------
Class A         -5.72%    3.29%   11/1/05
Class B         -5.91%    3.09%   11/1/05
Class E         -5.81%    0.88%    5/1/06
S&P 500 Index    5.49%   11.59%*
* Index performance is from 10/31/05.



For information on Legg Mason Capital Management, Inc.'s prior performance with a comparable fund, see page 114.

FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2007 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)



                                          Class A  Class B  Class E
--------------------------------------------------------------------
Management Fee                               0.63%    0.63%    0.63%
--------------------------------------------------------------------
12b-1 Fees                                   None     0.25%    0.15%
--------------------------------------------------------------------
Other Expenses                               0.04%    0.04%    0.04%
--------------------------------------------------------------------
Total Annual Portfolio Operating Expenses    0.67%    0.92%    0.82%
--------------------------------------------------------------------



EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES



         Class A  Class B  Class E
-----------------------------------
1 Year   $     69 $     94 $     84
-----------------------------------
3 Years  $    215 $    295 $    263
-----------------------------------
5 Years  $    374 $    511 $    457
-----------------------------------
10 Years $    837 $  1,135 $  1,017
-----------------------------------

                     LORD ABBETT BOND DEBENTURE PORTFOLIO

INVESTMENT OBJECTIVE:

To provide high current income and the opportunity for capital appreciation to produce a high total return.

PRINCIPAL INVESTMENT STRATEGY:


To pursue its goal, the Portfolio, under normal circumstances, will invest at least 80% of its net assets, in bonds, debentures and other fixed income securities. The Portfolio allocates its assets principally among fixed income securities in four market sectors: U.S. investment grade securities, U.S. high yield securities, foreign securities (including emerging market securities) and convertible securities. These securities may include: all types of bonds, debentures, mortgage-related and other asset-backed securities, high-yield and investment grade debt securities, U.S. Government securities, equity-related securities such as convertibles and debt securities with warrants and emerging market debt securities. Under normal circumstances, the Portfolio invests in each of the four sectors described above. However, the Portfolio may invest substantially all of its assets in any one sector at any time, subject to the limitation that at least 20% of the Portfolio's net assets must be invested in any combination of investment grade debt securities, U.S. Government securities and cash equivalents. The Portfolio may invest up to 15% of its assets in credit default swaps. The Portfolio may invest up to 20% of its net assets in equity securities, including common stocks, preferred stocks, convertible preferred stocks, warrants and similar instruments. The Portfolio may invest up to 20% of its net assets in foreign securities.

The Adviser will actively manage the Portfolio and seek unusual values, particularly in lower-rated debt securities, some of which are convertible into common stocks or have warrants attached to purchase common stocks. In selecting lower-rated bonds for investment, the Adviser does not rely upon ratings, which evaluate only the safety of principal and interest, not market value risk, and which, furthermore, may not accurately reflect an issuer's current financial condition. The Portfolio does not have any minimum rating criteria for its investments in bonds and some issuers may default as to principal and/or interest payments subsequent to the purchase of their securities. Through portfolio diversification, good credit analysis and attention to current developments and trends in interest rates and economic conditions, the Adviser believes that investment risk may be reduced, although there is no assurance that losses will not occur.

The Portfolio normally invests in long-term debt securities when the Adviser believes that interest rates in the long run will decline and prices of such securities generally will be high. When the Adviser believes that long-term interest rates will rise, it may shift the Portfolio into short-term debt. Under normal circumstances, the average duration of the Portfolio's debt securities will be between 3 and 7 years with an average maturity of 5 to 12 years.

Capital appreciation may be obtained by investing in:

  .  debt securities when the trend of interest rates is expected to be down

  . convertible debt securities or debt securities with warrants attached entitling the holder to purchase common stock

  . debt securities of issuers in financial difficulties when, in the view of the Adviser, the problems giving rise to such difficulties can be successfully resolved, with a consequent improvement in the credit standing of the issuers (such investments involve corresponding risks that interest and principal payments may not be made if such difficulties are not resolved)

  .  equity securities

The Portfolio may invest up to 20% of its net assets, at market value, in debt and equity securities primarily traded in foreign countries.

The Portfolio may hold or sell any property or securities which it may obtain through the exercise of conversion rights or warrants or as a result of any reorganization, recapitalization or liquidation proceedings for any issuer of securities owned by it. In no event will the Portfolio voluntarily purchase any securities other than debt securities, if, at the time of such purchase or acquisition, the value of the property and securities, other than debt securities, in the Portfolio is greater than 20% of the value of its net assets.


PRIMARY RISKS:


The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail starting on page 88, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:


  .  Market risk

  .  Interest rate risk

  .  Credit risk

  .  High yield debt security risk

  .  Foreign investment risk

  .  Market capitalization risk

  .  Investment style risk

The use of credit default transactions is a highly specialized activity that involves investment techniques and risks that are different from those associated with ordinary portfolio securities transactions. If the Adviser is incorrect in its forecasts of the interest rates, currency exchange rates or market values or its assessments of the credit risks, relevant to these transactions that it enters, the investment performance of the Portfolio may be less favorable than it would have been if the Portfolio had not entered into them.

Because these arrangements are bi-lateral agreements between the Portfolio and its counterparty, each party is exposed to the risk of default by the other. In addition, they may involve a small investment of cash compared to the risk assumed with the result that small changes may produce disproportionate and substantial gains or losses to the Portfolio. However, the Portfolio's obligations under swap agreements generally are collateralized by cash or government securities based on the amount by which the value of the payments that the Portfolio is required to pay exceed the value of the payments that its counterparty is required to make. The

 PORTFOLIO MANAGEMENT:


..  Lord, Abbett & Co. LLC see page 115

..  For financial highlights see page 143


Portfolio segregates liquid assets equal to any difference between that excess and the amount of collateral that they are required to provide. Conversely, the Portfolio requires their counterparties to provide collateral on a comparable basis except in those instances in which the Adviser is satisfied with the claims paying ability of the counterparty without such collateral.

PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.


The performance shown below for the period February 12, 2001 through December 31, 2007 is the performance of the Portfolio's Class A shares, the Portfolio's oldest Class. The historical performance shown for the Portfolio's Class A shares prior to February 12, 2001 is the performance of the Portfolio's predecessor fund (Bond Debenture Portfolio, a series of Cova Series Trust, which commenced operations on May 1, 1996) managed by the Adviser using the same investment objective and strategy as the Portfolio. The assets of the predecessor fund were transferred to the Portfolio on February 12, 2001.

The bar chart below shows you the performance of the Portfolio's Class A shares for the last ten calendar years and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart.

               Year-by-Year Total Return as of 12/31 of Each Year

                                    [CHART]


  98      99      00      01      02      03      04     05     06      07
------  ------  ------  ------  ------  ------  ------  -----  -----  ------
6.26%   3.40%   0.87%   3.76%   -0.39%  19.52%   8.43%  1.81%  9.35%   6.85%

High Quarter:   2nd - 2003    +7.25%
Low Quarter:    3rd - 1998    -4.31%

The table below compares the Portfolio's Class A, Class B and Class E shares' average annual compounded total returns for the 1-, 5- and 10-year periods through 12/31/07, as applicable, with the Credit Suisse First Boston High Yield Index, the Lehman Brothers Aggregate Bond Index, the Merrill Lynch High Yield Master II Constrained Index and a Hybrid Index. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.

The Credit Suisse First Boston High Yield Index is a market-weighted index that includes publicly traded bonds rated below BBB by S&P and Baa by Moody's. The Lehman Brothers Aggregate Bond Index is a widely recognized unmanaged index which is a broad measure of the taxable bonds in the U.S. market, with maturities of at least one year. The Merrill Lynch High Yield Master II Constrained Index is a market value-weighted index of all domestic and Yankee high-yield bonds, including deferred interest bonds and payment-in-kind securities. Issues included in the Index have maturities of one year or more and have a credit rating lower than BBB-/Baa3, but are not in default. The Hybrid Index consists of 60% Merrill Lynch High Yield Master II Constrained Index, 20% Lehman Brothers Aggregate Bond Index and 20% Merrill Lynch All Convertible Index. (The Merrill Lynch All Convertible Index is an unmanaged market-capitalization weighted index of domestic corporate convertible securities.)

Effective April 30, 2007, the Lehman Brothers Aggregate Bond Index replaced the Credit Suisse First Boston High Yield Index as the primary benchmark of the Portfolio and the Merrill Lynch High Yield Master II Constrained Index and the Hybrid Index became secondary benchmarks of the Portfolio.



                Average Annual Total Return as of 12/31/07
-------------------------------------------------------------------------
                                                     1 Year 5 Year 10 Year
---------------------------------------------------- ------ ------ -------
Class A                                               6.85%  9.04%  5.85%
Class B                                               6.55%  8.75%    --
Class E                                               6.73%  8.87%    --
Credit Suisse First Boston High Yield Index           2.66% 10.97%  6.10%
Lehman Brothers Aggregate Bond Index                  6.96%  4.42%  5.97%
Merrill Lynch High Yield Master II Constrained Index  2.19% 10.76%  5.51%
Hybrid Index                                          3.40%  9.39%  6.00%



FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2007, and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)



                                          Class A Class B Class E
-----------------------------------------------------------------
Management Fee                             0.49%   0.49%   0.49%
-----------------------------------------------------------------
12b-1 Fees                                 None    0.25%   0.15%
-----------------------------------------------------------------
Other Expenses                             0.05%   0.04%   0.04%
-----------------------------------------------------------------
Total Annual Portfolio Operating Expenses  0.54%   0.78%   0.68%
-----------------------------------------------------------------



EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES



         Class A Class B Class E
--------------------------------
1 Year    $ 55    $ 80    $ 70
--------------------------------
3 Years   $174    $250    $218
--------------------------------
5 Years   $302    $435    $380
--------------------------------
10 Years  $678    $969    $849
--------------------------------

                    LORD ABBETT GROWTH AND INCOME PORTFOLIO

INVESTMENT OBJECTIVE:

Long-term growth of capital and income without excessive fluctuation in market value.

PRINCIPAL INVESTMENT STRATEGY:


To pursue this objective, the Portfolio primarily purchases equity securities of large, seasoned, U.S. and multinational companies that the Adviser believes are undervalued. Under normal circumstances, the Portfolio will invest at least 80% of its net assets in equity securities of large companies. A large company is defined as a company having a market capitalization at the time of purchase that falls within the market capitalization range of companies in the Russell 1000 Index, a widely-used benchmark for large-cap stock performance. As of February 29, 2008, the market capitalization range of the Russell 1000 Index was $305 million to $490.2 billion. This range varies daily. Equity securities in which the Portfolio may invest may include common stocks, preferred stocks, convertible securities, warrants, and similar instruments. Common stocks, the most familiar type of equity security, represent an ownership interest in a company.

In selecting investments, the Portfolio attempts to invest in securities selling at reasonable prices in relation to the Adviser's assessment of their potential value. While there is the risk that an investment may never reach what the Adviser believes is its full value or may go down in value, the Adviser's emphasis on large, seasoned company value stocks may limit the Portfolio's downside risk because value stocks are believed to be underpriced, and large, seasoned company stocks tend to be less volatile than the stocks of smaller companies.


PRIMARY RISKS:


The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail starting on page 88, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:


  .  Market risk

  .  Market capitalization risk

  .  Investment style risk

 PORTFOLIO MANAGEMENT:

..  Lord, Abbett & Co. LLC see page 115

..  For financial highlights see page 146



PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.


The performance shown below for the period February 12, 2001 through December 31, 2007 is the performance of the Portfolio's Class A shares, the Portfolio's oldest Class. The historical performance shown for the Portfolio's Class A shares prior to February 12, 2001 is the performance of the Portfolio's predecessor funds managed by the Adviser using the same investment objective and strategy as the Portfolio. On January 8, 1999 substantially all of the assets of the Growth and Income Portfolio of Lord Abbett Series Fund, Inc. were transferred to the Lord Abbett Growth and Income Portfolio, a series of Cova Series Trust. The assets of the Lord Abbett Growth and Income Portfolio of Cova Series Trust were transferred to the Portfolio on February 12, 2001. The performance shown below for the Portfolio's Class A shares is the historical performance of the Lord Abbett Growth and Income Portfolio of Cova Series Trust (from January 8, 1999 through February 11, 2001) and of the Growth and Income Portfolio of Lord Abbett Series Fund, Inc. (from December 11, 1989 through January 7, 1999).

The bar chart below shows you the performance of the Portfolio's Class A shares for the last ten calendar years and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart.

               Year-by-Year Total Return as of 12/31 of Each Year

                                     [CHART]

  98      99      00       01      02       03      04      05     06      07
------  ------  ------  ------   ------  -------  ------  ------  -----  ------
12.89%  16.56%  14.68%  -5.73%  -17.95%  31.06%   12.92%  3.68%   18.03%  4.01%

                    High Quarter:   2nd - 2003      +17.86%
                    Low Quarter:    3rd - 2002      -19.80%

The table below compares the Portfolio's Class A and Class B shares' average annual compounded total returns for the 1-, 5- and 10-year periods through 12/31/07, as applicable, with the S&P 500 Index, a widely recognized unmanaged index that measures the stock performance of 500 large- and medium-sized companies and is often used to indicate the performance of the overall stock market. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.



Average Annual Total Return as of 12/31/07
-----------------------------------------
                1 Year   5 Year   10 Year
 -------------  -------- -------- -------
Class A          4.01%   13.50%    8.20%
Class B          3.72%   13.22%      --
S&P 500 Index    5.49%   12.83%    5.91%





FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2007 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)



                                          Class A Class B
---------------------------------------------------------
Management Fee                             0.49%   0.49%
---------------------------------------------------------
12b-1 Fees                                 None    0.25%
---------------------------------------------------------
Other Expenses                             0.03%   0.03%
---------------------------------------------------------
Total Annual Portfolio Operating Expenses  0.52%   0.77%
---------------------------------------------------------

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES



         Class A Class B
------------------------
1 Year    $ 53    $ 79
------------------------
3 Years   $167    $247
------------------------
5 Years   $291    $429
------------------------
10 Years  $654    $957
------------------------

                      LORD ABBETT MID CAP VALUE PORTFOLIO


INVESTMENT OBJECTIVE:

Capital appreciation through investments, primarily in equity securities, which are believed to be undervalued in the marketplace.

PRINCIPAL INVESTMENT STRATEGY:


To pursue this goal, the Portfolio normally invests at least 80% of its net assets in equity securities of mid-sized companies. A mid-sized company is defined as a company having a market capitalization at the time of purchase that falls within the market capitalization range of companies in the Russell Midcap Index, a widely-used benchmark for mid-cap stock performance. As of February 29, 2008, the market capitalization range of the Russell Midcap Index was $305 million to $49.62 billion. This range varies daily. Equity securities in which the Portfolio may invest include common stocks, convertible bonds, convertible preferred stocks, warrants and similar instruments. Common stocks, the most familiar type of equity security, represent an ownership interest in a company.

In selecting investments, the Portfolio, using a value approach, tries to identify stocks of companies that have the potential for significant market appreciation, due to growing recognition of improvement in their financial results, or increasing anticipation of such improvement. In trying to identify those companies, we look for such factors as:

  .  changes in the economic and financial environment

  .  new or improved products or services

  .  new or rapidly expanding markets

  .  changes in management or structure of the company

  .  price increases due for the company's products or services

  . improved efficiencies resulting from new technologies or changes in distribution

  . changes in governmental regulations, political climate or competitive conditions


PRIMARY RISKS:


The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail starting on page 88, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:


  .  Market risk

  .  Market capitalization risk

  .  Investment style risk

 PORTFOLIO MANAGEMENT:


..  Lord, Abbett & Co. LLC see page 115

..  For financial highlights see page 148



PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.


The performance shown below for the period February 12, 2001 through December 31, 2007 is the performance of the Portfolio's Class A shares, the Portfolio's oldest Class. The historical performance shown for the Portfolio's Class A shares prior to February 12, 2001 is the performance of the Portfolio's predecessor fund (Mid-Cap Value Portfolio, a series of Cova Series Trust, which commenced operations on August 20, 1997) managed by the Adviser using the same investment objective and strategy as the Portfolio. The assets of the predecessor fund were transferred to the Portfolio on February 12, 2001.

The bar chart below shows you the performance of the Portfolio's Class A shares, the Portfolio's oldest class, for the last ten calendar years and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart.

               Year-by-Year Total Return as of 12/31 of Each Year

                                     [CHART]

 1998   1999   2000   2001    2002   2003  2004  2005   2006   2007
------ ------ ------ ------ ------ ------ ----- ------ ------ ------
 2.57%  5.71% 52.97%  8.10% -9.31% 26.15% 24.82% 8.28% 12.49% 0.90%

High Quarter:    2nd - 1999     16.83%
Low Quarter:     3rd - 1998    -17.02%



The table below compares the Portfolio's Class A and Class B shares' average annual compounded total returns for the 1-, 5- and 10-year periods through 12/31/07, as applicable with the Russell Midcap Index, a widely recognized unmanaged index measuring the broad market performance of the 800 smallest companies in the Russell 1000 Index and with the S&P MidCap 400/Citigroup Value Index, a market capitalization-weighted index of the stocks in the S&P 400 Index having low price-to-book ratios. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.



     Average Annual Total Return as of 12/31/07
----------------------------------------------------
                                1 Year 5 Year 10 Year
------------------------------- ------ ------ -------
Class A                          0.90% 14.12%  11.98%
Class B                          0.60% 13.83%     --
Russell Midcap Index             5.60% 18.21%   9.91%
S&P Midcap 400/ Citigroup Value
 Index                           2.65% 15.36%   8.52%

FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2007 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)



                                          Class A Class B
---------------------------------------------------------
Management Fee                             0.67%   0.67%
---------------------------------------------------------
12b-1 Fees                                 None    0.25%
---------------------------------------------------------
Other Expenses                             0.08%   0.09%
---------------------------------------------------------
Total Annual Portfolio Operating Expenses  0.75%   1.01%
---------------------------------------------------------



EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES



         Class A  Class B
--------------------------
1 Year   $     77 $    104
--------------------------
3 Years  $    241 $    323
--------------------------
5 Years  $    418 $    560
--------------------------
10 Years $    933 $  1,241
--------------------------

                   MFS(R) EMERGING MARKETS EQUITY PORTFOLIO

INVESTMENT OBJECTIVE:

Capital appreciation.

PRINCIPAL INVESTMENT STRATEGY:


The Portfolio normally invests at least 80% of its net assets in equity securities of issuers that are tied economically to emerging market countries. Emerging market countries may include countries determined to have emerging market economies, taking into account a number of factors, including whether a particular country has a low-to-middle-income economy according to the International Bank for Reconstruction and Development (the World Bank), the country's foreign currency debt rating, its political and economic stability and the development of its financial and capital markets. These countries include those located in Latin America, Asia, Africa, the Middle East and the developing countries of Europe, primarily Eastern Europe. The Portfolio's Adviser may invest a relatively high percentage of the Portfolio's assets in a single issuer or a small number of issuers.

The Portfolio may invest in companies of any size.

The Portfolio's Adviser may invest a relatively high percentage of the Portfolio's assets in a single country, a small number of countries, or a particular geographic region.

The Portfolio's Adviser uses a bottom-up investment approach in buying and selling investments for the Portfolio. Investments are selected primarily based on fundamental analysis of issuers and their potential in light of their current financial condition and industry position, and market, economic, political, and regulatory conditions. Factors considered may include analysis of earnings, cash flows, competitive position, and management ability. Quantitative analysis of these and other factors may also be considered.


PRIMARY RISKS:


The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail starting on page 88, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:


  .  Market risk

  .  Market capitalization risk

  .  Investment style risk

  .  Foreign investment risk

In addition, investments in emerging markets include all of the risks of investments in foreign securities and are subject to severe price declines. The economic and political structures of developing nations, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity. Such countries may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners and economies based on only a few industries. For these reasons, all of the risks of investing in foreign securities are heightened by investing in emerging markets countries. The markets of developing countries have been more volatile than the markets of developed countries with more mature economies. These markets often have provided significantly higher or lower rates of return than developed markets, and significantly greater risks, to investors.

Because the Portfolio may invest a relatively large percentage of its assets in a single issuer or small number of issuers, the Portfolio's performance could be closely tied to the value of that one issuer or issuers, and could be more volatile than the performance of more diversified portfolios.




The Portfolio may invest a substantial amount of its assets in issuers located in a single country, a limited number of countries, or a particular geographic region. If the Portfolio focuses its investments in this manner, it assumes the risk that economic, political and social conditions in those countries or regions will have a significant impact on its investment performance.

PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

The bar chart below shows you the performance of the Portfolio's Class B shares for each full calendar year since its inception. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart.


                  Year-by-Year Total Return as of 12/31

                                [CHART]

                                  2007
                                 ------
                                 36.62%

               High Quarter:     2nd - 2007           +12.01%
               Low Quarter:      1st - 2007            +2.29%







 PORTFOLIO MANAGEMENT:


..  Massachusetts Financial Services Company see page 116

..  For financial highlights see page 150

The table below compares the Portfolio's Class A and Class B shares' average annual compounded total returns for the 1-year period and from inception through 12/31/07 with the Morgan Stanley Capital International (MSCI) Emerging Free Index. The MSCI Emerging Markets Free Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. As of June 2007 the MSCI Emerging Markets Index consisted of the following 25 emerging market country indices: Argentina, Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Israel, Jordan, Korea, Malaysia, Mexico, Morocco, Pakistan, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand, and Turkey. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.



   Average Annual Total Return as of 12/31/07
------------------------------------------------
                               Since   Inception
                      1 Year Inception   Date
--------------------- ------ --------- ---------
Class A               36.93%   25.00%   5/1/06
Class B               36.62%   24.65%   5/1/06
MSCI Emerging Markets
 Free Index           39.78%   29.72%*
*Index performance is from 4/30/06.



For information on Massachusetts Financial Services Company's prior performance with a comparable fund, see page 116.

FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2007 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)



                                           Class A Class B
----------------------------------------------------------
Management Fee                              1.00%   1.00%
----------------------------------------------------------
12b-1 Fees                                  None    0.25%
----------------------------------------------------------
Other Expenses                              0.25%   0.27%
----------------------------------------------------------
Total Annual Portfolio Operating Expenses*  1.25%   1.52%
----------------------------------------------------------



         * The Manager and the Trust have entered into an Expense Limitation Agreement whereby the total Annual Portfolio Operating Expenses for the Class A and Class B shares of the Portfolio will not exceed 1.30% and 1.55%, respectively, for the period ended April 30, 2009 and in any year in which the Agreement is in effect. Under certain circumstances, any fees waived or expenses reimbursed by the Manager may, with the approval of the Trust's Board of Trustees, be repaid to the Manager.

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same and that all expense limitations remain in effect only for the period ended April 30, 2009. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES



         Class A  Class B
--------------------------
1 Year   $    128 $    156
--------------------------
3 Years  $    399 $    484
--------------------------
5 Years  $    690 $    835
--------------------------
10 Years $  1,518 $  1,823
--------------------------

                    MFS(R) RESEARCH INTERNATIONAL PORTFOLIO

INVESTMENT OBJECTIVE:

Capital appreciation.

PRINCIPAL INVESTMENT STRATEGY:


The Portfolio normally invests its assets primarily in foreign equity securities, including emerging market equity securities.

The Portfolio may invest a relatively high percentage of its assets in a single country, a small number of countries, or a particular geographic region.

In selecting investments for the Portfolio, the Portfolio's Adviser is not constrained to any particular investment style. The Portfolio's Adviser may invest the Portfolio's assets in the stocks of companies it believes to have above average earnings growth potential compared to other companies (growth companies), in the stocks of companies it believes are undervalued compared to their perceived worth (value companies), or in a combination of growth and value companies.

The Portfolio may invest in companies of any size.

A team of investment research analysts selects investments for the Portfolio. The Portfolio's Adviser allocates the Portfolio's assets to analysts by broad market sectors. The Adviser uses a bottom-up approach in buying and selling investments for the Portfolio.

Investments are selected primarily based on fundamental analysis of issuers and their potential in light of their current financial condition and industry position, and market, economic, political, and regulatory conditions. Factors considered may include analysis of earnings, cash flows, competitive position, and management ability. Quantitative analysis of these and other factors may also be considered.


PRIMARY RISKS:


The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail starting on page 88, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:


  .  Market risk

  .  Foreign investment risk

  .  Market capitalization risk

  .  Investment style risk

The Portfolio may invest a substantial amount of its assets in issuers located in a single country or a limited number of countries. If the Portfolio focuses its investments in this manner, it assumes the risk that economic, political and social conditions in those countries will have a significant impact on its investment performance.

 PORTFOLIO MANAGEMENT:


..  Massachusetts Financial Services Company see page 116

..  For financial highlights see page 152



In addition, investments in emerging markets include all of the risks of investments in foreign securities and are subject to severe price declines. The economic and political structures of developing nations, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity. Such countries may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners and economics based on only a few industries. For these reasons, all of the risks of investing in foreign securities are heightened by investing in emerging markets countries. The markets of developing countries have been more volatile than the markets of developed countries with more mature economies. These markets often have provided significantly higher or lower rates of return than developed markets, and significantly greater risks, to investors.

PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.


The bar chart below shows you the performance of the Portfolio's Class B shares, the Portfolio's oldest Class, for each full calendar year since its inception and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart.

               Year-by-Year Total Return as of 12/31 of Each Year

                                    [CHART]


   02     03       04      05       06       07
-------  ------  ------  ------   ------   ------
-11.80%  32.04%  19.56%  16.42%   26.56%   13.29%

High Quarter: 4th - 2003 +15.97%
Low Quarter:  3rd - 2002 -14.58%

The table below compares the Portfolio's Class A, Class B and Class E shares' average annual compounded total returns for the 1- and 5-year periods and from inception through 12/31/07 with the Morgan Stanley Capital International Europe, Australia and Far East ("MSCI EAFE") Index, a widely recognized unmanaged index which is an aggregate of 15 individual country indices that collectively represent many of the major markets of the world, and the MSCI ACWI (All Country World Index), a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. As of June 2007 the MSCI ACWI consisted of 48 country indices comprising 23 developed and 25 emerging market country indices. The developed market country indices included are: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States. The emerging market country indices included are: Argentina, Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Israel, Jordan, Korea, Malaysia, Mexico, Morocco, Pakistan, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand, and Turkey. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.



       Average Annual Total Return as of 12/31/07
---------------------------------------------------------
                                        Since   Inception
                       1 Year 5 Years Inception   Date
---------------------- ------ ------- --------- ---------
Class A                13.60%  21.65%   11.74%    5/1/01
Class B                13.29%  21.39%   10.37%   2/12/01
Class E                13.38%  21.49%   15.54%  10/31/01
MSCI EAFE Index        11.63%  22.08%    8.90%*
MSCI All Country World
 (Ex.-U.S.) Index      17.12%  24.52%   10.75%*
*Index performance is from 2/1/01.





FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2007, and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)



                                          Class A Class B Class E
----------------------------------------- ------- ------- -------
Management Fee                             0.70%   0.70%   0.70%
-----------------------------------------------------------------
12b-1 Fees                                 None    0.25%   0.15%
-----------------------------------------------------------------
Other Expenses                             0.09%   0.09%   0.09%
-----------------------------------------------------------------
Total Annual Portfolio Operating Expenses  0.79%   1.04%   0.94%
-----------------------------------------------------------------

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES



         Class A  Class B  Class E
-----------------------------------
1 Year   $     81 $    107 $     96
-----------------------------------
3 Years  $    253 $    333 $    301
-----------------------------------
5 Years  $    440 $    577 $    522
-----------------------------------
10 Years $    981 $  1,276 $  1,159
-----------------------------------

                  OPPENHEIMER CAPITAL APPRECIATION PORTFOLIO

INVESTMENT OBJECTIVE:

Capital appreciation.

PRINCIPAL INVESTMENT STRATEGY:


The Portfolio invests mainly in common stocks of "growth companies". These may be newer companies or established companies of any capitalization range that the Adviser believes may appreciate in value over the long term. The Portfolio currently focuses mainly on mid-cap and large-cap domestic companies. The Portfolio may also purchase the securities of foreign issuers.

In deciding what securities to buy or sell, the Portfolio's Adviser looks for growth companies that are believed to have reasonably priced stock in relation to overall stock market valuations. The Adviser focuses on factors that may vary in particular cases and over time in seeking broad diversification of the Portfolio's investments among industries and market sectors. Currently, the Adviser looks for:

  .  Companies with above-average growth potential

  .  Stocks with reasonable valuations relative to their growth potential

  .  Growth rates that the Adviser believes are sustainable over time


PRIMARY RISKS:


The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail starting on page 88, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:


  .  Market risk

  .  Foreign investment risk

  .  Market capitalization risk

  .  Investment style risk


In addition, investments in emerging markets include all of the risks of investments in foreign securities and are subject to severe price declines. The economic and political structures of developing nations, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity. Such countries may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners and economies based on only a few industries. For these reasons, all of the risks of investing in foreign securities are heightened by investing in emerging markets countries. The markets of developing countries have been more volatile than the markets of developed countries with more mature economies. These markets often have provided significantly higher or lower rates of return than developed markets, and significantly greater risks, to investors.

PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.


The bar chart below shows you the performance of the Portfolio's Class B shares, the Portfolio's oldest Class, for each full calendar year since its inception and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart.

Year-by-Year Total Return as of 12/31 of Each Year

                                    [CHART]

  02        03       04       05       06        07
-------   ------   ------   ------   ------    ------
-24.73%   28.53%    6.40%    4.71%    7.62%    14.29%

High Quarter: 2nd-2003  +14.54%
Low Quarter:  2nd-2002  -15.52%


The table below compares the Portfolio's Class A, Class B and Class E shares' average annual compounded total returns for the 1- and 5-year periods, as applicable, and from inception through 12/31/07 with the S&P 500 Index and the Russell 1000 Growth Index. The S&P 500 Index is a widely recognized unmanaged index that measures the stock performance of 500 large- and medium-sized companies and is often used to indicate the performance of the overall stock market. The Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.



             Average Annual Total Return as of 12/31/07
--------------------------------------------------------------------
                                                   Since   Inception
                                   1 Year 5 Year Inception   Date
---------------------------------- ------ ------ --------- ---------
Class A                            14.45% 12.22%    5.06%    1/2/02
Class B                            14.29% 11.99%    1.88%   2/12/01
Class E                            14.48%    --    12.08%    5/1/05
S&P 500 Index                       5.49% 12.83%    2.82%*
Russell 1000 Growth Index          11.81% 12.10%   -0.73%*
*Index performance is from 2/1/01.




 PORTFOLIO MANAGEMENT:


..  OppenheimerFunds, Inc. see page 117

..  For financial highlights see page 155

FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2007, and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)



                                                   Class A Class B Class E
     ---------------------------------------------------------------------
     Management Fee                                 0.58%   0.58%   0.58%
     ---------------------------------------------------------------------
     12b-1 Fees                                     None    0.25%   0.15%
     ---------------------------------------------------------------------
     Other Expenses                                 0.04%   0.06%   0.07%
     ---------------------------------------------------------------------
     Total Annual Portfolio Operating Expenses*     0.62%   0.89%   0.80%
     ---------------------------------------------------------------------



        * The Manager and the Trust have entered into an Expense Limitation Agreement whereby the total Annual Portfolio Operating Expenses for the Class A, B and E shares of the Portfolio will not exceed 0.75%, 1.00% and 0.90%, respectively, for the period ended April 30, 2009 and in any year in which the Agreement is in effect. Under certain circumstances, any fees waived or expenses reimbursed by the Manager may, with the approval of the Trust's Board of Trustees, be repaid to the Manager.



EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same and that all expense limitations remain in effect only for the period ended April 30, 2009. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES



                                        Class A  Class B  Class E
              ----------------------------------------------------
              1 Year                    $     64 $     91 $     82
              ----------------------------------------------------
              3 Years                   $    199 $    285 $    256
              ----------------------------------------------------
              5 Years                   $    347 $    495 $    446
              ----------------------------------------------------
              10 Years                  $    776 $  1,100 $    993
              ----------------------------------------------------

                         PIMCO TOTAL RETURN PORTFOLIO

INVESTMENT OBJECTIVE:

Maximum total return, consistent with the preservation of capital and prudent investment management.

PRINCIPAL INVESTMENT STRATEGY:


The Portfolio seeks to achieve its investment objective by investing under normal circumstances at least 65% of its net assets in a diversified portfolio of fixed income instruments of varying maturities. The average portfolio duration of the Portfolio normally varies within two years (plus or minus) of the duration of the Lehman Brothers Aggregate Bond Index.

Principal investments include fixed income securities issued by the U.S. government, its subdivisions, agencies or government-sponsored enterprises, or derivatives on them or related indices; mortgage related securities, including stripped mortgage-related securities; corporate bonds and notes and asset-backed securities; commercial paper and other money market instruments; and fixed income securities issued by foreign governments or their subdivisions, agencies and other government-sponsored enterprises and companies that are denominated in U.S. dollars or foreign currencies, some of which may be issued by governments in emerging market countries; other fixed income securities including structured notes such as hybrid or "indexed" securities and event-linked bonds; loan participations and assignments; delayed funding loans; revolving credit facilities; debt securities issued by states or local governments and their agencies, authorities and other government-sponsored enterprises; and obligations of international agencies or supranational entities. The Portfolio may invest up to 30% of its total assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. The Portfolio may invest up to 15% of its total assets in securities and instruments that are economically tied to emerging market countries. Foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) normally will be limited to 20% of the Portfolio's total assets.

The Portfolio may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities. In addition, the Portfolio may engage in forward commitments, when-issued and delayed delivery securities transactions. The Portfolio may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The "total return" sought by the Portfolio consists of income earned on the Portfolio's investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security.

PRIMARY RISKS:


The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail starting on page 88, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:


  .  Market risk

  .  Interest rate risk

  .  Credit risk

  .  Foreign investment risk

  .  High yield debt security risk

Mortgage-related securities may be issued or guaranteed by the U.S. Government, its agencies or instrumentalities or may be issued by private issuers and as such are not guaranteed by the U.S. Government, its agencies or instrumentalities. Like other debt securities, changes in interest rates generally affect the value of a mortgage-backed security. Additionally, some mortgage-backed securities may be structured so that they may be particularly sensitive to interest rates.

Investments in mortgage-related securities are also subject to special risks of prepayment. Prepayment risk occurs when the issuer of a security can prepay the principal prior to the security's maturity. Securities subject to prepayment risk, including the collateralized mortgage obligations and other mortgage-related securities that the Portfolio can buy, generally offer less potential for gains when prevailing interest rates decline, and have greater potential for loss when interest rates rise depending upon the coupon of the underlying securities. The impact of prepayments on the price of a security may be difficult to predict and may increase the volatility of the price. In addition, early repayment of mortgages underlying these securities may expose the Portfolio to a lower rate of return when it reinvests the principal. Further, the Portfolio may buy mortgage-related securities at a premium. Accelerated prepayments on those securities could cause the Portfolio to lose a portion of its principal investment represented by the premium the Portfolio paid.

If interest rates rise rapidly, prepayments may occur at slower rates than expected, which could have the effect of lengthening the expected maturity of a short- or medium-term security. That could cause its value to fluctuate more widely in response to changes in interest rates. In turn, this could cause the value of the Portfolio's shares to fluctuate more.

Non-mortgage asset-backed securities are not issued or guaranteed by the U.S. Government or its agencies or government-sponsored entities. In the event of a failure of these securities or of mortgage-related securities issued by private issuers to pay interest or repay principal, the assets backing these securities such as automobiles or credit card receivables may be insufficient to support the payments on the securities.

In addition, investments in emerging markets include all of the risks of investments in foreign securities and are subject to severe price declines. The economic and political structures of developing nations, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity. Such countries may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners and economies based on only a few industries. For these reasons, all of the risks of investing in foreign securities are heightened by investing in emerging market countries. The markets of developing countries have been more volatile than the markets of developed countries with more mature economies. These markets often have provided significantly higher or lower rates of return than developed markets, and significantly greater risks, to investors.

The Portfolio's investments in derivatives can significantly increase the Portfolio's exposure to market risk or credit risk of the counterparty. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the relevant assets, rates and indices.

The use of credit default transactions is a highly specialized activity that involves investment techniques and risks that are different from those associated with ordinary portfolio securities transactions. If the Adviser is incorrect in its forecasts of the interest rates, currency exchange rates or market values or its assessments of the credit risks, relevant to these transactions that it enters, the investment performance of the Portfolio may be less favorable than it would have been if the Portfolio had not entered into them.

Because these arrangements are bi-lateral agreements between the Portfolio and its counterparty, each party is exposed to the risk of default by the other. In addition, they may involve a small investment of cash compared to the risk assumed with the result that small changes may produce disproportionate and substantial gains or losses to the Portfolio. However, the Portfolio's obligations under swap agreements generally are collateralized by cash or government securities based on the amount by which the value of the payments that the Portfolio is required to pay exceed the value of the payments that its counterparty is required to make. The Portfolio segregates liquid assets equal to any difference between that excess and the amount of collateral that they are required to provide. Conversely, the Portfolio requires their counterparties to provide collateral on a comparable basis except in those instances in which the Adviser is satisfied with the claims paying ability of the counterparty without such collateral.

PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

 PORTFOLIO MANAGEMENT:


..  Pacific Investment Management Company LLC see page 117

..  For financial highlights see page 158




The bar chart below shows you the performance of the Portfolio's Class B shares, the Portfolio's oldest Class, for each full calendar year since its inception and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart.

               Year-by-Year Total Return as of 12/31 of Each Year

                                    [CHART]


  02      03     04     05      06     07
------  ------  -----  -----  -----  -----
 9.29%   4.31%  4.98%  2.25%  4.52%  7.56%

 High Quarter:   3rd - 2007    +4.15%
 Low Quarter:    2nd - 2004    -2.03%


The table below compares the Portfolio's Class A, Class B and Class E shares' average annual compounded total returns for the 1- and 5-year periods and from inception through 12/31/07 with the Lehman Brothers Aggregate Bond Index, a widely recognized unmanaged index which is a broad measure of the taxable bonds in the U.S. market, with maturities of at least one year. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.



      Average Annual Total Return as of 12/31/07
-------------------------------------------------------
                                       Since   Inception
                       1 Year 5 Year Inception   Date
---------------------  ------ ------ --------- ---------
Class A                 7.85%  4.96%   6.15%     5/1/01
Class B                 7.56%  4.71%   5.73%    2/12/01
Class E                 7.63%  4.81%   5.10%   10/31/01
Lehman Brothers
 Aggregate Bond Index   6.96%  4.42%   5.63%*
* Index performance is from 1/31/01.

FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2007, as adjusted to assume that current contractual fees and expenses were in effect for all of 2007, and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)



                                          Class A Class B Class E
-----------------------------------------------------------------
Management Fee                             0.48%   0.48%   0.48%
-----------------------------------------------------------------
12b-1 Fees                                 None    0.25%   0.15%
-----------------------------------------------------------------
Other Expenses                             0.04%   0.04%   0.04%
-----------------------------------------------------------------
Total Annual Portfolio Operating Expenses  0.52%   0.77%   0.67%
-----------------------------------------------------------------



EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES



         Class A  Class B  Class E
-----------------------------------
1 Year   $     53 $     79 $     69
-----------------------------------
3 Years  $    167 $    247 $    215
-----------------------------------
5 Years  $    291 $    429 $    374
-----------------------------------
10 Years $    654 $    957 $    837
-----------------------------------

                            PIONEER FUND PORTFOLIO

INVESTMENT OBJECTIVE:

Reasonable income and capital growth.

PRINCIPAL INVESTMENT STRATEGY:


The Portfolio invests in a broad list of carefully selected, reasonably priced securities rather than in securities whose prices reflect a premium resulting from their current market popularity. The Portfolio invests substantially in equity securities, primarily of U.S. issuers. Equity securities include common stocks, convertible debt, depositary receipts, warrants, rights, preferred stocks, equity interests in real estate investment trusts ("REITs") and exchange-traded funds (ETFs) that invest primarily in equity securities. The Portfolio may invest up to 20% of its net assets in REITs. The Portfolio may invest up to 20% of its total assets in equity and debt securities of non-U.S. corporate issuers and debt securities of non-U.S. government issuers.

The Adviser uses a value approach to select the Portfolio's investments. The Adviser seeks securities that it believes are selling at reasonable prices or substantial discounts to their underlying values and holds these securities until the market values reflect their intrinsic values. The Adviser focuses on the quality and price of individual issuers, not on economic sector or market timing strategies. Factors that the Adviser uses in selecting investments include, but are not limited to:

  .  favorable expected returns relative to perceived risk

  .  above average potential for earnings and revenue growth

  . a sustainable competitive advantage (e.g., brand name, customer base, proprietary technology, economies of scale)

  .  potential to provide reasonable income

  . low market valuations relative to earnings forecast, book value, cash flow and sales


PRIMARY RISKS:


The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail starting on page 88, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:


  .  Market risk

  .  Credit risk

  .  Market capitalization risk

  .  Investment style risk

  .  Real estate investment risk

PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.


The performance shown below is the performance of the Portfolio's Class A shares, the Portfolio's only Class outstanding on April 28, 2008. The historical performance shown for the Portfolio's Class A shares prior to May 1, 2006 is the performance of the Portfolio's predecessor fund managed by the Adviser using the same investment objective and strategy as the Portfolio. The assets of the Pioneer Fund of The Travelers Series Trust were transferred to the Portfolio on May 1, 2006.

The bar chart below shows you the performance of the Portfolio's Class A shares for the last ten calendar years and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart.

               Year-by-Year Total Return as of 12/31 of Each Year

                                     [CHART]

   98      99      00      01      02      03      04     05      06     07
 ------  ------  ------  ------  ------  ------  ------  ------  -----  -----
 18.21%  -0.19%  24.27%  -23.00% -30.21% 23.78%  11.13%  5.99%  15.92%  5.01%

                 High Quarter:   3rd - 2000      +17.52%
                 Low Quarter:    3rd - 2002      -18.02%

The table below compares the Portfolio's Class A shares' average annual compounded total returns for the 1-, 5- and 10-year periods through 12/31/07 with the S&P 500 Index, a widely recognized unmanaged index that measures the stock performance of 500 large- and medium-sized companies and is often used to indicate the performance of the overall stock market. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.



Average Annual Total Return as of 12/31/07
-----------------------------------------
                1 Year   5 Year   10 Year
 -------------  -------- -------- -------
Class A          5.01%   12.16%    3.42%
S&P 500 Index    5.49%   12.83%    5.91%



 PORTFOLIO MANAGEMENT:


..  Pioneer Investment Management, Inc. see page 118

..  For financial highlights see page 161

FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2007 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.



SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)



                                           Class A
--------------------------------------------------
Management Fee                              0.75%
--------------------------------------------------
12b-1 Fees                                  None
--------------------------------------------------
Other Expenses                              0.23%
--------------------------------------------------
Total Annual Portfolio Operating Expenses*  0.98%
--------------------------------------------------



        * The Manager and the Trust have entered into an Expense Limitation Agreement whereby the total Annual Portfolio Operating Expenses for the Class A shares of the Portfolio will not exceed 1.00% for the period ended April 30, 2009 and in any year in which the Agreement is in effect. Under certain circumstances, any fees waived or expenses reimbursed by the Manager may, with the approval of the Trust's Board of Trustees, be repaid to the Manager.

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same and that all expense limitations remain in effect only for the period ended April 30, 2009. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES



         Class A
----------------
1 Year   $  100
----------------
3 Years  $  314
----------------
5 Years  $  544
----------------
10 Years $1,206
----------------

                      PIONEER STRATEGIC INCOME PORTFOLIO

INVESTMENT OBJECTIVE:

A high level of current income.

PRINCIPAL INVESTMENT STRATEGY:


The Portfolio invests, under normal market conditions, at least 80% of its net assets in debt securities. The Portfolio has the flexibility to invest in a broad range of issuers and segments of the debt securities market. The Adviser allocates the Portfolio's investments among the following three segments of the debt markets:

  .  Below investment grade (high yield) securities of U.S. and non-U.S.
     issuers;

  .  Investment grade securities of U.S. issuers; and

  .  Investment grade securities of non-U.S. issuers.

The Adviser's allocations among these segments of the debt markets depend upon its outlook for economic, interest rate and political trends.

The Portfolio invests primarily in:

  . Debt securities issued or guaranteed by the U.S. government, its agencies or instrumentalities or non-U.S. governmental entities;

  . Debt securities of U.S. and non-U.S. corporate issuers, including convertible debt; and

  .  Mortgage-backed and asset-backed securities.

The Portfolio invests in securities with a broad range of maturities. Depending upon the Adviser's allocation among market segments, up to 70% of the Portfolio's total assets may be in debt securities ("junk bonds") rated below investment grade at the time of purchase or determined to be of equivalent quality by the Adviser. Up to 20% of the Portfolio's total assets may be invested in debt securities rated below CCC by Standard & Poors Corporation ("S&P") or the equivalent by another nationally recognized statistical rating organization or determined to be of equivalent credit quality by the Adviser.

Depending upon the Adviser's allocation among market segments, up to 85% of the Portfolio's total assets may be in debt securities of non-U.S. corporate and governmental issuers, including debt securities of corporate and governmental issuers in emerging markets. Non-U.S. investments include securities issued by non-U.S. governments, banks or corporations and certain supranational organizations, such as the World Bank and the European Union.

The Adviser considers both broad economic and issuer specific factors in selecting securities designed to achieve the Portfolio's investment objective. In assessing the appropriate maturity, rating, sector and country weightings of the Portfolio's securities, the Adviser considers a variety of factors that are expected to influence economic activity and interest rates. These factors include fundamental economic indicators, such as the rates of economic growth and inflation, Federal Reserve monetary policy and the relative value of the U.S. dollar compared to other currencies. Once the Adviser determines the preferable portfolio characteristics, the

Adviser selects individual securities based upon the terms of the securities (such as yield compared to U.S. Treasuries or comparable issues), liquidity and rating, sector and issuer diversification. The Adviser also employs due diligence and fundamental research to assess an issuer's credit quality, taking into account financial condition and profitability, future capital needs, potential for change in rating, industry outlook, the competitive environment and management ability. In making these portfolio decisions, the Adviser relies on the knowledge, experience and judgment of its staff who have access to a wide variety of research.

The Portfolio may also invest up to 20% of its net assets in all types of equity securities.

The Portfolio may invest up to 15% of its assets in credit default swaps.



PRIMARY RISKS:


The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail starting on page 88, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:


  .  Market risk

  .  Interest rate risk

  .  Credit risk

  .  High yield debt security risk

  .  Foreign investment risk

Mortgage-related securities may be issued or guaranteed by the U.S. Government, its agencies or instrumentalities or may be issued by private issuers and as such are not guaranteed by the U.S. Government, its agencies or instrumentalities. Like other debt securities, changes in interest rates generally affect the value of a mortgage-backed security. Additionally, some mortgage-backed securities may be structured so that they may be particularly sensitive to interest rates.

Investments in mortgage-related securities are also subject to special risks of prepayment. Prepayment risk occurs when the issuer of a security can prepay the principal prior to the security's maturity. Securities subject to prepayment risk, including the collateralized mortgage obligations and other mortgage-related securities that the Portfolio can buy, generally offer less potential for gains when prevailing interest rates decline, and have greater potential for loss when interest rates rise depending upon the coupon of the underlying securities. The impact of prepayments on the price of a security may be difficult to predict and may increase the volatility of the price. In addition, early repayment of mortgages underlying these securities may expose the Portfolio to a lower rate of return when it reinvests the principal. Further, the Portfolio may buy mortgage-related securities at a premium. Accelerated prepayments on those securities could cause the Portfolio to lose a portion of its principal investment represented by the premium the Portfolio paid.

If interest rates rise rapidly, prepayments may occur at slower rates than expected, which could have the effect of lengthening the expected maturity of a short- or medium-term security.

That could cause its value to fluctuate more widely in response to changes in interest rates. In turn, this could cause the value of the Portfolio's shares to fluctuate more.

Non-mortgage asset-backed securities are not issued or guaranteed by the U.S. Government or its agencies or government-sponsored entities. In the event of a failure of these securities or of mortgage-related securities issued by private issuers to pay interest or repay principal, the assets backing these securities such as automobiles or credit card receivables may be insufficient to support the payments on the securities.

In addition, investments in emerging markets include all of the risks of investments in foreign securities and are subject to severe price declines. The economic and political structures of developing nations, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity. Such countries may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners and economies based on only a few industries. For these reasons, all of the risks of investing in foreign securities are heightened by investing in emerging market countries. The markets of developing countries have been more volatile than the markets of developed countries with more mature economies. These markets often have provided significantly higher or lower rates of return than developed markets, and significantly greater risks, to investors.

The use of credit default transactions is a highly specialized activity that involves investment techniques and risks that are different from those associated with ordinary portfolio securities transactions. If the Adviser is incorrect in its forecasts of the interest rates, currency exchange rates or market values or its assessments of the credit risks, relevant to these transactions that it enters, the investment performance of the Portfolio may be less favorable than it would have been if the Portfolio had not entered into them.

Because these arrangements are bi-lateral agreements between the Portfolio and its counterparty, each party is exposed to the risk of default by the other. In addition, they may involve a small investment of cash compared to the risk assumed with the result that small changes may produce disproportionate and substantial gains or losses to the Portfolio. However, the Portfolio's obligations under swap agreements generally are collateralized by cash or government securities based on the amount by which the value of the payments that the Portfolio is required to pay exceed the value of the payments that its counterparty is required to make. The Portfolio segregates liquid assets equal to any difference between that excess and the amount of collateral that they are required to provide. Conversely, the Portfolio requires their counterparties to provide collateral on a comparable basis except in those instances in which the Adviser is satisfied with the claims paying ability of the counterparty without such collateral.

PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

 PORTFOLIO MANAGEMENT:


..  Pioneer Investment Management, Inc. see page 118

..  For financial highlights see page 162




The performance shown below is the performance of the Portfolio's Class A shares, the Portfolio's only Class outstanding prior to April 28, 2008. Class E shares of the Portfolio are first being offered on April 28, 2008. The historical performance shown for the Portfolio's Class A shares is the performance of the Portfolio's predecessor funds managed by the Adviser using the same investment objective and strategy as the Portfolio. On July 1, 2005, substantially all of the assets of the Pioneer Strategic Income Portfolio of Travelers Series Fund, Inc. were transferred to the Pioneer Strategic Income Portfolio, a series of The Travelers Series Trust. The assets of the Pioneer Strategic Income Portfolio of The Travelers Series Trust were transferred to the Portfolio on May 1, 2006. The performance shown below for the Portfolio's Class A shares prior to May 1, 2006 is the historical performance of the Pioneer Strategic Income Portfolio of The Travelers Series Trust (from July 1, 2005 through December 31, 2005) and of the Pioneer Strategic Income Portfolio of Travelers Series Fund, Inc. (from January 1, 1996 through June 30, 2005).

The bar chart below shows you the performance of the Portfolio's Class A shares for the last ten calendar years and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart. Effective June 30, 2003, Pioneer Investment Management, Inc. became the Adviser to the Pioneer Strategic Income Portfolio of Travelers Series Fund, Inc. Information prior to that date is attributable to the Portfolio's former investment adviser.

           Year-by-Year Total Return as of 12/31 of Each Year

                               [CHART]

   98     99     00     01      02     03     04      05      06     07
 -----  -----  -----  ------  -----  -----  ------  ------  -----  ------
  0.67%  1.11% -0.37%  4.24%  5.88%  19.53%  10.94%  3.67%  6.30%   6.65%

               High Quarter:   2nd - 2003      +7.67%
               Low Quarter:    3rd - 1998      -3.34%

The table below compares the Portfolio's Class A shares' average annual compounded total returns for the 1-, 5- and 10-year periods through 12/31/07 with the Lehman Brothers U.S. Universal Index. The Lehman Brothers U.S. Universal Index is the union of the U.S. Aggregate Index, the U.S. High Yield Corporate Index, the 144A Index, the Eurodollar Index, the Emerging Markets Index, the non-ERISA portion of the CMBS Index, and the CMBS High Yield Index. Municipal debt, private placements and non-dollar-denominated issues are excluded. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.



Average Annual Total Return as of 12/31/07
-----------------------------------------
                     1 Year 5 Year 10 Year
-------------------- ------ ------ -------
Class A               6.65%  9.28%  5.72%
Lehman Brothers U.S.
 Universal Index      6.52%  5.00%  6.08%



FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2007, as adjusted to assume that current contractual fees and expenses were in effect for all of 2007, and are expressed as a percentage of the Portfolio's average daily net assets. The amounts for the Class E shares of the Portfolio are based on the expenses of the Portfolio's Class A shares, as adjusted to include applicable 12b-1 fees. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)



                                          Class A Class E
---------------------------------------------------------
Management Fee                             0.60%   0.60%
---------------------------------------------------------
12b-1 Fees                                 None    0.15%
---------------------------------------------------------
Other Expenses                             0.09%   0.09%
---------------------------------------------------------
Total Annual Portfolio Operating Expenses  0.69%   0.84%
---------------------------------------------------------

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES



         Class A  Class E
--------------------------
1 Year   $     71 $     86
--------------------------
3 Years  $    221 $    269
--------------------------
5 Years  $    385 $    468
--------------------------
10 Years $    861 $  1,040
--------------------------

                    T. ROWE PRICE MID CAP GROWTH PORTFOLIO


INVESTMENT OBJECTIVE:

Long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGY:


The Portfolio will invest, under normal market conditions, at least 80% of its net assets in a diversified portfolio of common stocks of mid-cap companies whose earnings the Adviser expects to grow at a faster rate than the average company. The Adviser defines mid-cap companies as those whose market capitalization falls within the range of either the S&P MidCap 400 Index or the Russell Midcap Growth Index. The market capitalization of the companies and the S&P and Russell indices changes over time. The Portfolio will not automatically sell or cease to purchase stock of a company it already owns because the company's market capitalization grows or falls outside this range.

In selecting investments, the Adviser generally favors companies that:

  .  have proven products or services;

  .  have a record of above-average earnings growth;

  .  have demonstrated potential to sustain earnings growth;

  .  operate in industries experiencing increasing demand; or

  .  have stock prices that appear to undervalue their growth prospects.

In pursuing the Portfolio's investment objective, the Adviser has the discretion to purchase some securities that do not meet its normal investment criteria, as described above, when it perceives an unusual opportunity for gain. These special situations might arise when the Adviser believes a security could increase in value for a variety of reasons, including a change in management, an extraordinary corporate event, or a temporary imbalance in the supply of or demand for the securities.

While most assets will be invested in U.S. common stocks, other securities may also be purchased, including foreign stocks, futures and options, in keeping with the Portfolio's objectives. Investments in futures and options, if any, are subject to additional volatility and potential losses. The Portfolio may sell securities for a variety of reasons, such as to secure gains, limit losses or redeploy assets into more promising opportunities.

 PORTFOLIO MANAGEMENT:


..  T. Rowe Price Associates, Inc. see page 118

..  For financial highlights see page 163



PRIMARY RISKS:


The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail starting on page 88, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:


  .  Market risk

  .  Foreign investment risk

  .  Market capitalization risk

  .  Investment style risk

PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.


The bar chart below shows you the performance of the Portfolio's Class B shares, the Portfolio's oldest class, for each full calendar year since its inception and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart. Effective January 1, 2003,
T. Rowe Price Associates, Inc. became the Portfolio's Adviser. Investment performance information prior to that date is attributable to the Portfolio's former investment adviser.

               Year-by-Year Total Return as of 12/31 of Each Year

                                    [CHART]

  02       03      04      05       06      07
------   ------  ------  ------   ------  ------
-44.04%  36.64%  17.82%  14.63%    6.16%  17.64%

High Quarter:   2nd - 2003    +19.34%
Low Quarter:    2nd - 2002    -30.65%

The table below compares the Portfolio's Class A, Class B and Class E shares' average annual compounded total returns for the 1- and 5-year periods and from inception through 12/31/07 with the Russell Midcap Growth Index, an unmanaged index that measures the performance of those Russell mid cap companies with higher price-to-book ratios and higher forecasted growth values. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.



         Average Annual Total Return as of 12/31/07
-------------------------------------------------------------
                                             Since   Inception
                             1 Year 5 Year Inception   Date
---------------------------  ------ ------ --------- ---------
Class A                      17.85% 18.51%   1.75%     5/1/01
Class B                      17.64% 18.17%   1.07%    2/12/01
Class E                      17.62% 18.28%   6.32%   10/31/01
Russell Midcap Growth Index  11.43% 17.90%   3.27%*
* Index performance is from 2/1/01.



FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2007, and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)



                                           Class A Class B Class E
------------------------------------------------------------------
Management Fee                              0.75%   0.75%   0.75%
------------------------------------------------------------------
12b-1 Fees                                  None    0.25%   0.15%
------------------------------------------------------------------
Other Expenses                              0.05%   0.05%   0.05%
------------------------------------------------------------------
Total Annual Portfolio Operating Expenses*  0.80%   1.05%   0.95%
------------------------------------------------------------------



        * The Manager has agreed that any advisory fee waivers received from the Portfolio's Adviser commencing February 17, 2005 will be passed on to the Portfolio in the form of a voluntary fee waiver. Including the voluntary fee waiver, the management fee for the year ended December 31, 2007 was 0.73%.

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES



         Class A  Class B  Class E
-----------------------------------
1 Year   $     82 $    108 $     97
-----------------------------------
3 Years  $    256 $    336 $    304
-----------------------------------
5 Years  $    446 $    582 $    528
-----------------------------------
10 Years $    993 $  1,288 $  1,171
-----------------------------------

                        MET/TEMPLETON GROWTH PORTFOLIO

INVESTMENT OBJECTIVE:

Long-term capital growth.

PRINCIPAL INVESTMENT STRATEGY:


Under normal market conditions, the Portfolio invests primarily in the equity securities of companies with various market capitalizations located anywhere in the world, including emerging markets. Up to 100% of the Portfolio's assets may be invested in foreign countries including, without limit, in emerging markets. Common stocks, preferred stocks and convertible securities are examples of equity securities in which the Portfolio may invest. The Portfolio also invests in depositary receipts.


In addition to the Portfolio's main investments, depending upon current market conditions, the Portfolio may invest up to 25% of its total assets in debt securities of companies and governments located anywhere in the world. Bonds, notes and debentures are examples of debt securities.

The Adviser considers various factors, such as availability and cost, in deciding whether to use a particular instrument or strategy. When choosing equity investments for the Portfolio, the Adviser applies a "bottom up," value-oriented, long-term approach, focusing on the market price of a company's securities relative to the Adviser's evaluation of the company's long-term earnings, asset value and cash flow potential. The Adviser also considers a company's price/earnings ratio, price/cash flow ratio, profit margins and liquidation value.

PRIMARY RISKS:


The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail starting on page 88, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:


  .  Market risk

  .  Investment style risk

  .  Market capitalization risk

  .  Foreign investment risk

  .  Credit risk

  .  Interest rate risk

In addition, investments in emerging markets include all of the risks of investments in foreign securities and are subject to severe price declines. The economic and political structures of developing nations, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity. Such countries may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners and economies based on only a few industries. For these reasons, all of the risks of investing in foreign securities are heightened by investing in emerging markets countries. The markets of developing countries have been more

 PORTFOLIO MANAGEMENT:


..  Templeton Global Advisors Limited see page 119


volatile than the markets of developed countries with more mature economies. These markets often have provided significantly higher or lower rates of return than developed markets, and significantly greater risks, to investors.

PAST PERFORMANCE:


As of the date of this Prospectus, the Portfolio had not commenced operations. No performance information is currently available. For information on Templeton Global Advisors Limited's prior performance with a comparable fund, see page 119.


FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are estimated for the year ended December 31, 2008 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                          Class A Class B
---------------------------------------------------------
Management Fee                             0.70%   0.70%
---------------------------------------------------------
12b-1 Fees                                 None    0.25%
---------------------------------------------------------
Other Expenses                             0.34%   0.34%
---------------------------------------------------------
Total Annual Portfolio Operating Expenses
 Before Expense Waiver                     1.04%   1.29%
---------------------------------------------------------
Contractual Expense Waiver*                0.24%   0.24%
---------------------------------------------------------
Total Annual Portfolio Operating Expenses
 After Expense Waiver                      0.80%   1.05%
---------------------------------------------------------

        * The Manager and the Trust have entered into an Expense Limitation Agreement whereby the total Annual Portfolio Operating Expenses for the Class A and Class B shares of the Portfolio will not exceed 0.80% and 1.05%, respectively, for the period ended April 30, 2009 and in any year in which the Agreement is in effect. Under certain circumstances, any fees waived or expenses reimbursed by the Manager may, with the approval of the Trust's Board of Trustees, be repaid to the Manager.

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same and that all expense limitations remain in effect only for the period ended April 30, 2009. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES

        Class A  Class B
-------------------------
1 Year  $     82 $    108
-------------------------
3 Years $    308 $    388
-------------------------

                         VAN KAMPEN COMSTOCK PORTFOLIO

INVESTMENT OBJECTIVE:

Capital growth and income.

PRINCIPAL INVESTMENT STRATEGY:


Under normal market conditions, the Adviser seeks to achieve the Portfolio's investment objective by investing in equity securities, consisting principally of common stocks. Under normal market conditions, the Portfolio invests at least 80% of its net assets in common stocks at the time of investment. The Portfolio may also invest in preferred stocks, indexed securities and securities convertible into common and preferred stocks.

In selecting securities for investment, the Portfolio focuses primarily on the security's potential for capital growth and income. The Portfolio emphasizes a value style of investing seeking well-established, undervalued companies that are believed by the Adviser to possess the potential for capital growth and income. The Portfolio's Adviser generally seeks to identify companies that are undervalued and have identifiable factors that might lead to improved valuations. This catalyst could come from within the company in the form of new management, operational enhancements, restructuring or reorganization. It could also be an external factor, such as an improvement in industry conditions or a regulatory change.

The Portfolio may invest in issuers of any size, although the Adviser focuses on companies with a market capitalization in excess of $2 billion.

The Portfolio may invest up to 25% of its net assets in securities of foreign issuers (including issuers in emerging market countries). In addition, the Portfolio may purchase and sell certain derivative instruments, such as options, futures contracts and options on futures contracts, for various portfolio management purposes, including to earn income, facilitate portfolio management and mitigate risks.


PRIMARY RISKS:


The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail starting on page 88, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:


  .  Market risk

  .  Market capitalization risk

  .  Foreign investment risk

  .  Investment style risk

In addition, investments in emerging markets include all of the risks of investments in foreign securities and are subject to severe price declines. The economic and political structures of developing nations, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity. Such countries may have relatively unstable governments, immature economic structures, na-tional policies restricting investments by foreigners and economies based on only a few industries. For these reasons, all of the risks of investing in foreign securities are heightened by investing in emerging market countries. The markets of developing countries have been more volatile than the markets of developed countries with more mature economies. These markets often have provided significantly higher or lower rates of return than developed markets, and significantly greater risks, to investors.

The Portfolio's investments in derivatives can significantly increase the Portfolio's exposure to market risk or credit risk of the counterparty. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the relevant assets, rates and indices.

PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.


The bar chart below shows you the performance of the Portfolio's Class B shares for each full calendar year since its inception and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart.

                             Year-by-Year Total Return as of 12/31

                                    [CHART]

                                06        07
                              ------    ------
                              16.05%    -2.49%

                         High Quarter:       4th - 2006           +6.05%
                         Low Quarter:        4th - 2007           -6.11%





 PORTFOLIO MANAGEMENT:


..  Morgan Stanley Investment Management, Inc. d/b/a Van Kampen see page 120

..  For financial highlights see page 166

The table below compares the Portfolio's Class A and Class B shares' average annual compounded total returns for the 1-year period and from inception through 12/31/07 with the S&P 500 Index, a widely recognized unmanaged index that measures the stock performance of 500 large- and medium-sized companies and is often used to indicate the performance of the overall stock market, and the Russell 1000 Value Index, an unmanaged index that measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.



 Average Annual Total Return as of 12/31/07
---------------------------------------------
                            Since   Inception
                   1 Year Inception   Date
------------------ ------ --------- ---------
Class A            -2.31%    7.20%   5/2/05
Class B            -2.49%    6.95%   5/2/05
S&P 500 Index       5.49%   11.44%*
Russell 1000 Value
 Index             -0.17%   11.26%*
* Index performance is from 4/30/05.



For information on Van Kampen's prior performance with comparable accounts, see page 120.

FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2007, and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.



SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets).



                                          Class A Class B
---------------------------------------------------------
Management Fee                             0.58%   0.58%
---------------------------------------------------------
12b-1 Fees                                 None    0.25%
---------------------------------------------------------
Other Expenses                             0.03%   0.03%
---------------------------------------------------------
Total Annual Portfolio Operating Expenses  0.61%   0.86%
---------------------------------------------------------

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES



         Class A  Class B
--------------------------
1 Year   $     63 $     88
--------------------------
3 Years  $    196 $    275
--------------------------
5 Years  $    341 $    479
--------------------------
10 Years $    764 $  1,064
--------------------------

                      VAN KAMPEN MID CAP GROWTH PORTFOLIO


INVESTMENT OBJECTIVE:

Capital appreciation.

PRINCIPAL INVESTMENT STRATEGY:


The Adviser seeks to invest in high quality companies it believes have sustainable competitive advantages and the ability to redeploy capital at high rates of return. The Adviser typically favors companies with rising returns on invested capital, above average business visibility, strong free cash flow generation and attractive risk/reward.

Under normal market conditions, the Portfolio invests at least 80% of its net assets in securities of medium-sized companies at the time of investment. Under current market conditions, the Adviser defines medium-sized companies by reference to those companies represented in the Russell Midcap Growth Index (which consists of companies in the capitalization range of approximately $305 million to $49.6 billion as of February 29, 2008). The Portfolio may also invest in common stocks and other equity securities of small- and large-sized companies.

The Portfolio invests primarily in common stocks and also may invest in other equity securities, including preferred stock, convertible securities and rights or warrants to purchase securities.

The Portfolio may invest up to 25% of its assets in securities of foreign issuers, including issuers in emerging market countries, primarily through ownership of depositary receipts. The Portfolio may also purchase and sell certain derivative instruments, such as options, futures, contracts and options on future contracts, for various portfolio management purposes, including to facilitate portfolio management and to mitigate risks.


PRIMARY RISKS:


The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail starting on page 88, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:


  .  Market risk

  .  Foreign investment risk

  .  Market capitalization risk

  .  Investment style risk


In addition, investments in emerging markets include all of the risks of investments in foreign securities and are subject to severe price declines. The economic and political structures of developing nations, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity. Such countries may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners and economics based on only a few industries. For these reasons, all of the risks of investing in foreign securities are heightened by investing in emerging market countries. The markets of developing countries have been more volatile than the markets of developed countries with more mature economics. These markets often have provided significantly higher or lower rates of return than developed markets, and significantly greater risks, to investors.

In addition, the Portfolio's investments in derivatives can significantly increase the Portfolio's exposure to market risk or credit risk of the counterparty. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the relevant assets, rates and indices.

PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.


The bar chart below shows you the performance of the Portfolio's Class B shares, the Portfolio's oldest Class, for each full calendar year since its inception and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart. Effective October 1, 2006, Morgan Stanley Investment Management, Inc. d/b/a Van Kampen became the Portfolio's Adviser. Investment performance information prior to that date is attributable to the Portfolio's former investment adviser.

Year-by-Year Total Return as of 12/31 of Each Year

                                    [CHART]

                         02       03       04       05     06     07
                       ------   ------   ------   ------  -----  -----
                      -24.41%   35.70%   12.45%    4.58%  8.37%  23.48%

                      High Quarter: 2nd - 2003  +17.43%
                      Low Quarter:  3rd - 2002  -15.77%



 PORTFOLIO MANAGEMENT:


..  Morgan Stanley Investment Management Inc. d/b/a Van Kampen, see page 120

..  For financial highlights see page 168

The table below compares the Portfolio's Class A and Class B shares' average annual compounded total returns for the 1- and 5-year periods and from inception through 12/31/07 with the Russell Midcap Growth Index. The Russell Midcap Growth Index is an unmanaged index which measures the performance of those companies in the Russell Midcap Index with higher price-to-book ratios and higher forecasted growth values. The Russell Midcap Index is an unmanaged index which measures the performance of the 800 smallest companies in the Russell 1000 Index. The median market capitalization was approximately $3.90 billion as of February 29, 2008. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.



                       Average Annual Total Return as of
                                   12/31/07
        ---------------------------------------------------------------
                                                       Since   Inception
                                       1 Year 5 Year Inception   Date
        -----------------------------  ------ ------ --------- ---------
        Class A                        23.84% 16.73%   6.62%     5/1/01
        Class B                        23.48% 16.39%   5.45%    2/12/01
        Russell Midcap Growth Index    11.43% 17.90%   3.27%*
        * Index performance is from 2/1/01.



For information on Van Kampen's prior performance with comparable funds, see page 122.

FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2007 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)



                                           Class A Class B
----------------------------------------------------------
Management Fee                              0.70%   0.70%
----------------------------------------------------------
12b-1 Fees                                  None    0.25%
----------------------------------------------------------
Other Expenses                              0.17%   0.18%
----------------------------------------------------------
Total Annual Portfolio Operating Expenses*  0.87%   1.13%
----------------------------------------------------------



        * The Manager and the Trust have entered into an Expense Limitation Agreement whereby the total Annual Portfolio Operating Expenses for the Class A and Class B shares of the Portfolio will not exceed 0.90% and 1.15%, respectively, for the period ended April 30, 2009 and in any year in which the Agreement is in effect. Under certain circumstances, any fees waived or expenses reimbursed by the Manager may, with the approval of the Trust's Board of Trustees, be repaid to the Manager.

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same and that all expense limitations remain in effect only for the period ended April 30, 2009. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES



         Class A  Class B
--------------------------
1 Year   $     89 $    116
--------------------------
3 Years  $    279 $    361
--------------------------
5 Years  $    484 $    625
--------------------------
10 Years $  1,076 $  1,380
--------------------------

PRIMARY RISKS OF INVESTING IN THE PORTFOLIOS


One or more of the following primary risks may apply to your Portfolio. Please see the Investment Summary for your particular Portfolio to determine which risks apply and for a discussion of other risks that may apply to the Portfolio. Please note that there are many other circumstances that could adversely affect your investment and prevent a Portfolio from reaching its objective, which are not described here. PLEASE NOTE THAT WITH RESPECT TO THE MET/FRANKLIN TEMPLETON FOUNDING STRATEGY PORTFOLIO, ALL REFERENCES TO THE "PORTFOLIO" BELOW REFER TO THE INVESTMENTS BY ITS UNDERLYING PORTFOLIOS.


MARKET RISK


A Portfolio's share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including disappointing corporate earnings, adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or a company may deteriorate. In addition, an assessment by a Portfolio's Adviser of particular companies may prove incorrect, resulting in losses or poor performance by those holdings, even in a rising market. A Portfolio could also miss attractive investment opportunities if its Adviser underweights markets or industries where there are significant returns, and could lose value if the Adviser overweights markets or industries where there are significant declines.


Stocks purchased in initial public offerings (IPOs) have a tendency to fluctuate in value significantly shortly after the IPO relative to the price at which they were purchased. These fluctuations could impact the net asset value and return earned on the Portfolio's shares.

INTEREST RATE RISK

The values of debt securities are subject to change when prevailing interest rates change. When interest rates go up, the value of debt securities and certain dividend paying stocks tends to fall. If your Portfolio invests a significant portion of its assets in debt securities or stocks purchased primarily for dividend income and interest rates rise, then the value of your investment may decline. Alternatively, when interest rates go down, the value of debt securities and certain dividend paying stocks may rise.

Interest rate risk will affect the price of a fixed income security more if the security has a longer maturity because changes in interest rates are increasingly difficult to predict over longer periods of time. Fixed income securities with longer maturities will therefore be more volatile than other fixed income securities with shorter maturities. Conversely, fixed income securities with shorter maturities will be less volatile but generally provide lower returns than fixed income securities with longer maturities. The average maturity and duration of a Portfolio's fixed income investments will affect the volatility of the Portfolio's share price.

CREDIT RISK

The value of debt securities is directly affected by an issuer's ability to pay principal and interest on time. If your Portfolio invests in debt securities, the value of your investment may be adversely affected when an issuer fails to pay an obligation on a timely basis. A Portfolio may also be subject to credit risk to the extent it engages in transactions, such as securities loans, repurchase agreements or certain derivatives, which involve a promise by a third party to honor an obligation to the Portfolio. Such third party may be unwilling or unable to honor its financial obligations.

HIGH YIELD DEBT SECURITY RISK

High yield debt securities, or junk bonds, are securities which are rated below "investment grade" or are not rated, but are of equivalent quality. High yield debt securities range from those for which the prospect for repayment of principal and interest is predominantly speculative to those which are currently in default on principal or interest payments. A Portfolio with high yield debt securities may be more susceptible to credit risk and market risk than a Portfolio that invests only in higher quality debt securities because these lower-rated debt securities are less secure financially and more sensitive to downturns in the economy. In addition, the secondary market for such securities may not be as liquid as that for more highly rated debt securities. As a result, a Portfolio's Adviser may find it more difficult to sell these securities or may have to sell them at lower prices.

You should understand that high yield securities are not generally meant for short-term investing. When a Portfolio invests in high yield securities it generally seeks to receive a correspondingly higher return to compensate it for the additional credit risk and market risk it has assumed.

FOREIGN INVESTMENT RISK

Investments in foreign securities involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject:

  . These risks may include the seizure by the government of company assets, excessive taxation, withholding taxes on dividends and interest, limitations on the use or transfer of portfolio assets, and political or social instability.

  . Enforcing legal rights may be difficult, costly and slow in foreign countries, and there may be special problems enforcing claims against foreign governments.

  . Foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there may be less public information about their operations.

  .  Foreign markets may be less liquid and more volatile than U.S. markets.

  . Foreign securities often trade in currencies other than the U.S. dollar, and a Portfolio may directly hold foreign currencies and purchase and sell foreign currencies. Changes in currency exchange rates will affect a Portfolio's net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of foreign securities. An increase in the strength of the U.S. dollar relative to these other currencies may cause the value of a Portfolio to decline. Certain foreign currencies may be particularly volatile, and foreign governments may intervene in the currency markets, causing a decline in value or liquidity of a Portfolio's foreign currency or securities holdings.

  . Costs of buying, selling and holding foreign securities, including brokerage, tax and custody costs, may be higher than those involved in domestic transactions.

MARKET CAPITALIZATION RISK

Stocks fall into three broad market capitalization categories--large, medium and small. Investing primarily in one category carries the risk that due to current market conditions that category may be out of favor. If valuations of large capitalization companies appear to be greatly out of proportion to the valuations of small or medium capitalization companies, investors may migrate to the stocks of small and mid-sized companies causing a Portfolio that invests in these companies to increase in value more rapidly than a Portfolio that invests in larger, fully-valued companies. Larger more established companies may also be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion. Investing in medium and small capitalization companies may be subject to special risks associated with narrower product lines, more limited financial resources, smaller management groups, and a more limited trading market for their stocks as compared with larger companies. Securities of smaller capitalization issuers may therefore be subject to greater price volatility and may decline more significantly in market downturns than securities of larger companies. In some cases, these companies may be relatively new issuers (I.E., those having continuous operating histories of less than three years) which carries other risks in addition to the risks of other medium and small capitalization companies. New issuers may be more speculative because such companies are relatively unseasoned. These companies will often be involved in the development or marketing of a new product with no established market, which could lead to significant losses.

INVESTMENT STYLE RISK

Different investment styles tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. A Portfolio may outperform or underperform other funds that employ a different investment style. A Portfolio may also employ a combination of styles that impact its risk characteristics. Examples of different investment styles include growth and value investing. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's growth of earnings potential. Also, since growth companies usually invest a high portion of earnings in their business, growth stocks may lack the dividends of some value stocks that can cushion stock prices in a falling market. Growth oriented funds will typically underperform when value investing is in favor. Value stocks are those which are undervalued in comparison to their peers due to adverse business developments or other factors. Value investing carries the risk that the market will not recognize a security's inherent value for a long time, or that a stock judged to be undervalued may actually be appropriately priced or overvalued. Value oriented funds will typically underperform when growth investing is in favor.

REAL ESTATE INVESTMENT RISK

Although a Portfolio will not invest in real estate directly, it may concentrate its assets in the real estate industry or may invest in securities related to the real estate industry, so your investment in the Portfolio will be closely linked to or may be impacted by the performance of the real estate markets. Property values may decrease due to increasing vacancies or declining rents resulting from unanticipated economic, legal, cultural or technological developments or because of overbuilding or lack of mortgage funds. The value of an individual property may also decline because of environmental liabilities or losses due to casualty or condemnation. Because of this concentration in or potential exposure to the real estate industry, the value of the Portfolio's shares may change at different rates compared to the value of shares of a mutual fund with investments in a mix of different industries.

The Portfolio may at times be more concentrated in particular sub-sectors of the real estate business--e.g., apartments, retail, hotels, offices, industrial, health care, etc. As such, its performance would be especially sensitive to developments that significantly affected those businesses.

In addition, Equity REITs may be affected by changes in the value of the underlying property they own, while Mortgage REITs may be affected by the quality of any credit they extend. Equity and Mortgage REITs are dependent upon management skills and are subject to heavy cash flow dependency, defaults by borrowers, self-liquidation and the possibility of failing to qualify for tax-free pass through of income under the Internal Revenue Code of 1986, and to maintain exemption from the Investment Company Act of 1940, as amended (the "1940 Act"). In the event an issuer of debt securities collateralized by real estate defaults, it is conceivable that the REIT could end up holding the underlying real estate.

ADDITIONAL INVESTMENT STRATEGIES


In addition to the principal investment strategies discussed in each individual Portfolio's Investment Summary, a Portfolio (or an Underlying Portfolio in the case of the Met/Franklin Templeton Founding Strategy Portfolio), as indicated in the chart below, may at times invest a portion of its assets in the investment strategies and may engage in certain investment techniques as described below. The SAI provides a more detailed discussion of certain of these and other securities and indicates if a Portfolio is subject to any limitations with respect to a particular investment strategy. These strategies and techniques may involve risks. ALTHOUGH A PORTFOLIO THAT IS NOT IDENTIFIED BELOW IN CONNECTION WITH A PARTICULAR STRATEGY OR TECHNIQUE GENERALLY HAS THE ABILITY TO ENGAGE IN SUCH A TRANSACTION, ITS ADVISER (OR THE UNDERLYING PORTFOLIO'S ADVISER IN THE CASE OF THE MET/FRANKLIN TEMPLETON FOUNDING STRATEGY PORTFOLIO) CURRENTLY INTENDS TO INVEST LITTLE, IF ANY, OF THE PORTFOLIO'S ASSETS IN THAT STRATEGY OR TECHNIQUE. (PLEASE NOTE THAT SOME OF THESE STRATEGIES MAY BE A PRINCIPAL INVESTMENT STRATEGY FOR A PARTICULAR PORTFOLIO AND CONSEQUENTLY ARE ALSO DESCRIBED IN THAT PORTFOLIO'S INVESTMENT SUMMARY.) The Portfolios (or Underlying Portfolios in the case of the Met/Franklin Templeton Founding Strategy Portfolio) are not limited by this discussion and may invest in other types of securities not precluded by the policies discussed elsewhere in this Prospectus.


                                                                                  CLARION   DREMAN               MET/
                                                                      MET/AIM     GLOBAL     SMALL     MET/    FRANKLIN
                                                                      CAPITAL      REAL       CAP    FRANKLIN   MUTUAL
                                                                    APPRECIATION  ESTATE     VALUE    INCOME    SHARES
                                                                     PORTFOLIO   PORTFOLIO PORTFOLIO PORTFOLIO PORTFOLIO
BRADY BONDS                                                              X
-------------------------------------------------------------------------------------------------------------------------
COLLATERALIZED MORTGAGE OBLIGATIONS
-------------------------------------------------------------------------------------------------------------------------
CONVERTIBLE SECURITIES                                                   X           X                   X         X
-------------------------------------------------------------------------------------------------------------------------
DEPOSITARY RECEIPTS                                                      X                     X         X         X
-------------------------------------------------------------------------------------------------------------------------
DERIVATIVES:
-------------------------------------------------------------------------------------------------------------------------
 OPTIONS                                                                 X                     X         X         X
 FUTURES                                                                 X                     X                   X
-------------------------------------------------------------------------------------------------------------------------
DIRECT PARTICIPATION IN CORPORATE LOANS                                                                  X         X
-------------------------------------------------------------------------------------------------------------------------
DOLLAR ROLL TRANSACTIONS                                                 X
-------------------------------------------------------------------------------------------------------------------------
FOREIGN CURRENCY TRANSACTIONS                                            X           X                             X
-------------------------------------------------------------------------------------------------------------------------
FOREIGN DEBT SECURITIES                                                  X
-------------------------------------------------------------------------------------------------------------------------
FOREIGN EQUITY SECURITIES                                                X                     X
-------------------------------------------------------------------------------------------------------------------------
FORWARD COMMITMENTS, WHEN-ISSUED AND DELAYED DELIVERY
SECURITIES                                                               X
-------------------------------------------------------------------------------------------------------------------------
HIGH QUALITY SHORT-TERM DEBT OBLIGATIONS INCLUDING BANKERS'                                                        X
ACCEPTANCES, COMMERCIAL PAPER AND CERTIFICATES OF DEPOSIT ISSUED OR
GUARANTEED BY BANK HOLDING COMPANIES IN THE U.S., THEIR
SUBSIDIARIES AND FOREIGN BRANCHES OR OF THE WORLD BANK; VARIABLE
AMOUNT MASTER DEMAND NOTES AND VARIABLE RATE NOTES ISSUED BY
U.S. AND FOREIGN CORPORATIONS
-------------------------------------------------------------------------------------------------------------------------
HIGH YIELD/HIGH RISK DEBT SECURITIES                                                           X         X         X
-------------------------------------------------------------------------------------------------------------------------
HYBRID INSTRUMENTS                                                       X
-------------------------------------------------------------------------------------------------------------------------
ILLIQUID AND RESTRICTED SECURITIES                                       X           X                   X         X
-------------------------------------------------------------------------------------------------------------------------
INDEXED SECURITIES
-------------------------------------------------------------------------------------------------------------------------
INTEREST RATE TRANSACTIONS                                               X
-------------------------------------------------------------------------------------------------------------------------
INVESTMENT GRADE DEBT SECURITIES                                         X                     X
-------------------------------------------------------------------------------------------------------------------------
INVESTMENTS IN OTHER INVESTMENT COMPANIES INCLUDING PASSIVE                                                        X
FOREIGN INVESTMENT COMPANIES                                             X
-------------------------------------------------------------------------------------------------------------------------
MORTGAGE-BACKED SECURITIES, INCLUDING GNMA CERTIFICATES,                                                 X
MORTGAGE-BACKED BONDS                                                    X
-------------------------------------------------------------------------------------------------------------------------
MUNICIPAL SECURITIES
-------------------------------------------------------------------------------------------------------------------------
NON-MORTGAGE ASSET-BACKED SECURITIES                                     X                               X
-------------------------------------------------------------------------------------------------------------------------
PIK (PAY-IN-KIND) DEBT SECURITIES AND ZERO-COUPON BONDS                  X                               X
-------------------------------------------------------------------------------------------------------------------------
PREFERRED STOCKS                                                         X           X
-------------------------------------------------------------------------------------------------------------------------
REAL ESTATE INVESTMENT TRUSTS                                            X           X         X         X         X
-------------------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS                                                    X
-------------------------------------------------------------------------------------------------------------------------
REVERSE REPURCHASE AGREEMENTS                                            X
-------------------------------------------------------------------------------------------------------------------------
RIGHTS AND WARRANTS                                                      X           X                             X
-------------------------------------------------------------------------------------------------------------------------
SECURITIES LOANS                                                         X                     X
-------------------------------------------------------------------------------------------------------------------------
SHORT SALES (AGAINST THE BOX)                                            X
-------------------------------------------------------------------------------------------------------------------------
STRUCTURED NOTES                                                                                         X
-------------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT SECURITIES                                               X                     X         X         X
-------------------------------------------------------------------------------------------------------------------------



                                                                                LEGG
                                                                                MASON
                                                                     LAZARD     VALUE
                                                                     MID CAP   EQUITY
                                                                    PORTFOLIO PORTFOLIO
BRADY BONDS
---------------------------------------------------------------------------------------
COLLATERALIZED MORTGAGE OBLIGATIONS
---------------------------------------------------------------------------------------
CONVERTIBLE SECURITIES                                                  X         X
---------------------------------------------------------------------------------------
DEPOSITARY RECEIPTS                                                     X         X
---------------------------------------------------------------------------------------
DERIVATIVES:
---------------------------------------------------------------------------------------
 OPTIONS                                                                X
 FUTURES                                                                X
---------------------------------------------------------------------------------------
DIRECT PARTICIPATION IN CORPORATE LOANS
---------------------------------------------------------------------------------------
DOLLAR ROLL TRANSACTIONS
---------------------------------------------------------------------------------------
FOREIGN CURRENCY TRANSACTIONS
---------------------------------------------------------------------------------------
FOREIGN DEBT SECURITIES
---------------------------------------------------------------------------------------
FOREIGN EQUITY SECURITIES                                               X
---------------------------------------------------------------------------------------
FORWARD COMMITMENTS, WHEN-ISSUED AND DELAYED DELIVERY
SECURITIES
---------------------------------------------------------------------------------------
HIGH QUALITY SHORT-TERM DEBT OBLIGATIONS INCLUDING BANKERS'
ACCEPTANCES, COMMERCIAL PAPER AND CERTIFICATES OF DEPOSIT ISSUED OR
GUARANTEED BY BANK HOLDING COMPANIES IN THE U.S., THEIR
SUBSIDIARIES AND FOREIGN BRANCHES OR OF THE WORLD BANK; VARIABLE
AMOUNT MASTER DEMAND NOTES AND VARIABLE RATE NOTES ISSUED BY
U.S. AND FOREIGN CORPORATIONS                                           X
---------------------------------------------------------------------------------------
HIGH YIELD/HIGH RISK DEBT SECURITIES                                              X
---------------------------------------------------------------------------------------
HYBRID INSTRUMENTS
---------------------------------------------------------------------------------------
ILLIQUID AND RESTRICTED SECURITIES
---------------------------------------------------------------------------------------
INDEXED SECURITIES
---------------------------------------------------------------------------------------
INTEREST RATE TRANSACTIONS
---------------------------------------------------------------------------------------
INVESTMENT GRADE DEBT SECURITIES                                                  X
---------------------------------------------------------------------------------------
INVESTMENTS IN OTHER INVESTMENT COMPANIES INCLUDING PASSIVE
FOREIGN INVESTMENT COMPANIES
---------------------------------------------------------------------------------------
MORTGAGE-BACKED SECURITIES, INCLUDING GNMA CERTIFICATES,
MORTGAGE-BACKED BONDS
---------------------------------------------------------------------------------------
MUNICIPAL SECURITIES
---------------------------------------------------------------------------------------
NON-MORTGAGE ASSET-BACKED SECURITIES
---------------------------------------------------------------------------------------
PIK (PAY-IN-KIND) DEBT SECURITIES AND ZERO-COUPON BONDS
---------------------------------------------------------------------------------------
PREFERRED STOCKS                                                        X         X
---------------------------------------------------------------------------------------
REAL ESTATE INVESTMENT TRUSTS                                           X         X
---------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS
---------------------------------------------------------------------------------------
REVERSE REPURCHASE AGREEMENTS
---------------------------------------------------------------------------------------
RIGHTS AND WARRANTS
---------------------------------------------------------------------------------------
SECURITIES LOANS                                                        X
---------------------------------------------------------------------------------------
SHORT SALES (AGAINST THE BOX)
---------------------------------------------------------------------------------------
STRUCTURED NOTES
---------------------------------------------------------------------------------------
U.S. GOVERNMENT SECURITIES                                              X
---------------------------------------------------------------------------------------

                                                                          LORD
                                                                LORD     ABBETT     LORD     MFS(R)
                                                               ABBETT    GROWTH    ABBETT   EMERGING     MFS(R)     OPPENHEIMER
                                                                BOND       AND     MID CAP   MARKETS    RESEARCH      CAPITAL
                                                              DEBENTURE  INCOME     VALUE    EQUITY   INTERNATIONAL APPRECIATION
                                                              PORTFOLIO PORTFOLIO PORTFOLIO PORTFOLIO   PORTFOLIO    PORTFOLIO
BRADY BONDS                                                                                     X
---------------------------------------------------------------------------------------------------------------------------------
COLLATERALIZED MORTGAGE OBLIGATIONS                               X
---------------------------------------------------------------------------------------------------------------------------------
CONVERTIBLE SECURITIES                                            X         X         X         X           X            X
---------------------------------------------------------------------------------------------------------------------------------
DEPOSITARY RECEIPTS                                               X         X         X         X           X            X
---------------------------------------------------------------------------------------------------------------------------------
DERIVATIVES:
---------------------------------------------------------------------------------------------------------------------------------
 OPTIONS                                                                                        X           X            X
 FUTURES                                                                                        X           X            X
---------------------------------------------------------------------------------------------------------------------------------
DIRECT PARTICIPATION IN CORPORATE LOANS                           X
---------------------------------------------------------------------------------------------------------------------------------
DOLLAR ROLL TRANSACTIONS
---------------------------------------------------------------------------------------------------------------------------------
FOREIGN CURRENCY TRANSACTIONS                                                                   X           X
---------------------------------------------------------------------------------------------------------------------------------
FOREIGN DEBT SECURITIES                                           X                             X           X
---------------------------------------------------------------------------------------------------------------------------------
FOREIGN EQUITY SECURITIES                                         X         X         X         X           X            X
---------------------------------------------------------------------------------------------------------------------------------
FORWARD COMMITMENTS, WHEN-ISSUED AND DELAYED DELIVERY
SECURITIES                                                        X                             X           X
---------------------------------------------------------------------------------------------------------------------------------
HIGH QUALITY SHORT-TERM DEBT OBLIGATIONS INCLUDING BANKERS'
ACCEPTANCES, COMMERCIAL PAPER AND CERTIFICATES OF DEPOSIT
ISSUED OR GUARANTEED BY BANK HOLDING COMPANIES IN THE U.S.,
THEIR SUBSIDIARIES AND FOREIGN BRANCHES OR OF THE WORLD BANK;
VARIABLE AMOUNT MASTER DEMAND NOTES AND VARIABLE RATE
NOTES ISSUED BY U.S. AND FOREIGN CORPORATIONS                     X                                         X            X
---------------------------------------------------------------------------------------------------------------------------------
HIGH YIELD/HIGH RISK DEBT SECURITIES                              X
---------------------------------------------------------------------------------------------------------------------------------
HYBRID INSTRUMENTS
---------------------------------------------------------------------------------------------------------------------------------
ILLIQUID AND RESTRICTED SECURITIES                                                              X           X            X
---------------------------------------------------------------------------------------------------------------------------------
INDEXED SECURITIES                                                                              X           X
---------------------------------------------------------------------------------------------------------------------------------
INTEREST RATE TRANSACTIONS                                                                      X
---------------------------------------------------------------------------------------------------------------------------------
INVESTMENT GRADE DEBT SECURITIES                                  X                                         X
---------------------------------------------------------------------------------------------------------------------------------
INVESTMENTS IN OTHER INVESTMENT COMPANIES INCLUDING PASSIVE
FOREIGN INVESTMENT COMPANIES                                                                    X           X
---------------------------------------------------------------------------------------------------------------------------------
MORTGAGE-BACKED SECURITIES, INCLUDING GNMA CERTIFICATES,
MORTGAGE-BACKED BONDS                                             X                                         X
---------------------------------------------------------------------------------------------------------------------------------
MUNICIPAL SECURITIES
---------------------------------------------------------------------------------------------------------------------------------
NON-MORTGAGE ASSET-BACKED SECURITIES                                                            X
---------------------------------------------------------------------------------------------------------------------------------
PIK (PAY-IN-KIND) DEBT SECURITIES AND ZERO-COUPON BONDS           X                             X
---------------------------------------------------------------------------------------------------------------------------------
PREFERRED STOCKS                                                  X         X         X         X           X            X
---------------------------------------------------------------------------------------------------------------------------------
REAL ESTATE INVESTMENT TRUSTS                                                                   X           X            X
---------------------------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS                                             X         X         X         X           X            X
---------------------------------------------------------------------------------------------------------------------------------
REVERSE REPURCHASE AGREEMENTS                                     X         X         X
---------------------------------------------------------------------------------------------------------------------------------
RIGHTS AND WARRANTS                                               X         X         X         X           X
---------------------------------------------------------------------------------------------------------------------------------
SECURITIES LOANS                                                  X         X         X                     X            X
---------------------------------------------------------------------------------------------------------------------------------
SHORT SALES (AGAINST THE BOX)                                                                   X           X
---------------------------------------------------------------------------------------------------------------------------------
STRUCTURED NOTES
---------------------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT SECURITIES                                        X                             X           X            X
---------------------------------------------------------------------------------------------------------------------------------




                                                                PIMCO
                                                                TOTAL
                                                               RETURN
                                                              PORTFOLIO
BRADY BONDS                                                       X
-----------------------------------------------------------------------
COLLATERALIZED MORTGAGE OBLIGATIONS                               X
-----------------------------------------------------------------------
CONVERTIBLE SECURITIES                                            X
-----------------------------------------------------------------------
DEPOSITARY RECEIPTS                                               X
-----------------------------------------------------------------------
DERIVATIVES:
-----------------------------------------------------------------------
 OPTIONS                                                          X
 FUTURES                                                          X
-----------------------------------------------------------------------
DIRECT PARTICIPATION IN CORPORATE LOANS                           X
-----------------------------------------------------------------------
DOLLAR ROLL TRANSACTIONS                                          X
-----------------------------------------------------------------------
FOREIGN CURRENCY TRANSACTIONS                                     X
-----------------------------------------------------------------------
FOREIGN DEBT SECURITIES                                           X
-----------------------------------------------------------------------
FOREIGN EQUITY SECURITIES
-----------------------------------------------------------------------
FORWARD COMMITMENTS, WHEN-ISSUED AND DELAYED DELIVERY
SECURITIES                                                        X
-----------------------------------------------------------------------
HIGH QUALITY SHORT-TERM DEBT OBLIGATIONS INCLUDING BANKERS'
ACCEPTANCES, COMMERCIAL PAPER AND CERTIFICATES OF DEPOSIT
ISSUED OR GUARANTEED BY BANK HOLDING COMPANIES IN THE U.S.,
THEIR SUBSIDIARIES AND FOREIGN BRANCHES OR OF THE WORLD BANK;
VARIABLE AMOUNT MASTER DEMAND NOTES AND VARIABLE RATE
NOTES ISSUED BY U.S. AND FOREIGN CORPORATIONS                     X
-----------------------------------------------------------------------
HIGH YIELD/HIGH RISK DEBT SECURITIES                              X
-----------------------------------------------------------------------
HYBRID INSTRUMENTS                                                X
-----------------------------------------------------------------------
ILLIQUID AND RESTRICTED SECURITIES                                X
-----------------------------------------------------------------------
INDEXED SECURITIES                                                X
-----------------------------------------------------------------------
INTEREST RATE TRANSACTIONS                                        X
-----------------------------------------------------------------------
INVESTMENT GRADE DEBT SECURITIES                                  X
-----------------------------------------------------------------------
INVESTMENTS IN OTHER INVESTMENT COMPANIES INCLUDING PASSIVE
FOREIGN INVESTMENT COMPANIES                                      X
-----------------------------------------------------------------------
MORTGAGE-BACKED SECURITIES, INCLUDING GNMA CERTIFICATES,
MORTGAGE-BACKED BONDS                                             X
-----------------------------------------------------------------------
MUNICIPAL SECURITIES                                              X
-----------------------------------------------------------------------
NON-MORTGAGE ASSET-BACKED SECURITIES                              X
-----------------------------------------------------------------------
PIK (PAY-IN-KIND) DEBT SECURITIES AND ZERO-COUPON BONDS           X
-----------------------------------------------------------------------
PREFERRED STOCKS                                                  X
-----------------------------------------------------------------------
REAL ESTATE INVESTMENT TRUSTS                                     X
-----------------------------------------------------------------------
REPURCHASE AGREEMENTS                                             X
-----------------------------------------------------------------------
REVERSE REPURCHASE AGREEMENTS                                     X
-----------------------------------------------------------------------
RIGHTS AND WARRANTS
-----------------------------------------------------------------------
SECURITIES LOANS                                                  X
-----------------------------------------------------------------------
SHORT SALES (AGAINST THE BOX)                                     X
-----------------------------------------------------------------------
STRUCTURED NOTES                                                  X
-----------------------------------------------------------------------
U.S. GOVERNMENT SECURITIES                                        X
-----------------------------------------------------------------------

                                                                                              T. ROWE
                                                                                    PIONEER    PRICE     MET/       VAN
                                                                          PIONEER  STRATEGIC  MID CAP  TEMPLETON  KAMPEN
                                                                           FUND     INCOME    GROWTH    GROWTH   COMSTOCK
                                                                         PORTFOLIO PORTFOLIO PORTFOLIO PORTFOLIO PORTFOLIO
BRADY BONDS                                                                            X
---------------------------------------------------------------------------------------------------------------------------
COLLATERALIZED MORTGAGE OBLIGATIONS                                                    X
---------------------------------------------------------------------------------------------------------------------------
CONVERTIBLE SECURITIES                                                       X         X         X         X         X
---------------------------------------------------------------------------------------------------------------------------
DEPOSITARY RECEIPTS                                                          X         X         X         X         X
---------------------------------------------------------------------------------------------------------------------------
DERIVATIVES:
 OPTIONS                                                                     X         X         X         X         X
 FUTURES                                                                     X         X         X         X         X
---------------------------------------------------------------------------------------------------------------------------
DIRECT PARTICIPATION IN CORPORATE LOANS                                                X
---------------------------------------------------------------------------------------------------------------------------
DOLLAR ROLL TRANSACTIONS                                                     X         X
---------------------------------------------------------------------------------------------------------------------------
FOREIGN CURRENCY TRANSACTIONS                                                X         X         X         X         X
---------------------------------------------------------------------------------------------------------------------------
FOREIGN DEBT SECURITIES                                                                X         X
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FOREIGN EQUITY SECURITIES                                                    X                   X                   X
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FORWARD COMMITMENTS, WHEN-ISSUED AND DELAYED DELIVERY SECURITIES             X         X         X
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HIGH QUALITY SHORT-TERM DEBT OBLIGATIONS INCLUDING BANKERS'
ACCEPTANCES, COMMERCIAL PAPER AND CERTIFICATES OF DEPOSIT ISSUED OR
GUARANTEED BY BANK HOLDING COMPANIES IN THE U.S., THEIR SUBSIDIARIES AND
FOREIGN BRANCHES OR OF THE WORLD BANK; VARIABLE AMOUNT MASTER DEMAND
NOTES AND VARIABLE RATE NOTES ISSUED BY U.S. AND FOREIGN CORPORATIONS        X         X         X         X         X
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HIGH YIELD/HIGH RISK DEBT SECURITIES                                         X         X
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HYBRID INSTRUMENTS                                                           X         X         X
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ILLIQUID AND RESTRICTED SECURITIES                                                     X         X         X
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INDEXED SECURITIES                                                           X         X                             X
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INTEREST RATE
TRANSACTIONS                                                                 X         X
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INVESTMENT GRADE DEBT SECURITIES                                             X         X         X                   X
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INVESTMENTS IN OTHER INVESTMENT COMPANIES INCLUDING PASSIVE FOREIGN
INVESTMENT COMPANIES                                                         X         X         X                   X
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MORTGAGE-BACKED SECURITIES, INCLUDING GNMA CERTIFICATES, MORTGAGE-BACKED
BONDS                                                                                  X
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MUNICIPAL SECURITIES                                                                   X
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NON-MORTGAGE ASSET-BACKED SECURITIES                                                   X
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PIK (PAY-IN-KIND) DEBT SECURITIES AND ZERO-COUPON BONDS                                X
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PREFERRED STOCKS                                                             X         X         X                   X
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REAL ESTATE INVESTMENT TRUSTS                                                X         X         X         X         X
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REPURCHASE AGREEMENTS                                                        X         X         X                   X
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REVERSE REPURCHASE AGREEMENTS                                                X
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RIGHTS AND WARRANTS                                                          X         X         X         X         X
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SECURITIES LOANS                                                             X         X         X
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SHORT SALES (AGAINST THE BOX)
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STRUCTURED NOTES                                                                       X         X         X
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U.S. GOVERNMENT SECURITIES                                                   X         X         X         X         X
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                                                                            VAN
                                                                          KAMPEN
                                                                          MID CAP
                                                                          GROWTH
                                                                         PORTFOLIO
BRADY BONDS
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COLLATERALIZED MORTGAGE OBLIGATIONS
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CONVERTIBLE SECURITIES                                                       X
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DEPOSITARY RECEIPTS                                                          X
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DERIVATIVES:
 OPTIONS                                                                     X
 FUTURES                                                                     X
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DIRECT PARTICIPATION IN CORPORATE LOANS
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DOLLAR ROLL TRANSACTIONS
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FOREIGN CURRENCY TRANSACTIONS                                                X
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FOREIGN DEBT SECURITIES
----------------------------------------------------------------------------------
FOREIGN EQUITY SECURITIES                                                    X
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FORWARD COMMITMENTS, WHEN-ISSUED AND DELAYED DELIVERY SECURITIES             X
----------------------------------------------------------------------------------
HIGH QUALITY SHORT-TERM DEBT OBLIGATIONS INCLUDING BANKERS'
ACCEPTANCES, COMMERCIAL PAPER AND CERTIFICATES OF DEPOSIT ISSUED OR
GUARANTEED BY BANK HOLDING COMPANIES IN THE U.S., THEIR SUBSIDIARIES AND
FOREIGN BRANCHES OR OF THE WORLD BANK; VARIABLE AMOUNT MASTER DEMAND
NOTES AND VARIABLE RATE NOTES ISSUED BY U.S. AND FOREIGN CORPORATIONS
----------------------------------------------------------------------------------
HIGH YIELD/HIGH RISK DEBT SECURITIES
----------------------------------------------------------------------------------
HYBRID INSTRUMENTS
----------------------------------------------------------------------------------
ILLIQUID AND RESTRICTED SECURITIES
----------------------------------------------------------------------------------
INDEXED SECURITIES
----------------------------------------------------------------------------------
INTEREST RATE
TRANSACTIONS
----------------------------------------------------------------------------------
INVESTMENT GRADE DEBT SECURITIES
----------------------------------------------------------------------------------
INVESTMENTS IN OTHER INVESTMENT COMPANIES INCLUDING PASSIVE FOREIGN
INVESTMENT COMPANIES                                                         X
----------------------------------------------------------------------------------
MORTGAGE-BACKED SECURITIES, INCLUDING GNMA CERTIFICATES, MORTGAGE-BACKED
BONDS
----------------------------------------------------------------------------------
MUNICIPAL SECURITIES
----------------------------------------------------------------------------------
NON-MORTGAGE ASSET-BACKED SECURITIES
----------------------------------------------------------------------------------
PIK (PAY-IN-KIND) DEBT SECURITIES AND ZERO-COUPON BONDS
----------------------------------------------------------------------------------
PREFERRED STOCKS                                                             X
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REAL ESTATE INVESTMENT TRUSTS                                                X
----------------------------------------------------------------------------------
REPURCHASE AGREEMENTS                                                        X
----------------------------------------------------------------------------------
REVERSE REPURCHASE AGREEMENTS                                                X
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RIGHTS AND WARRANTS                                                          X
----------------------------------------------------------------------------------
SECURITIES LOANS                                                             X
----------------------------------------------------------------------------------
SHORT SALES (AGAINST THE BOX)
----------------------------------------------------------------------------------
STRUCTURED NOTES
----------------------------------------------------------------------------------
U.S. GOVERNMENT SECURITIES
----------------------------------------------------------------------------------

BRADY BONDS. Brady Bonds are collateralized or uncollateralized fixed income securities created through the exchange of existing commercial bank loans to public and private entities in certain emerging markets for new bonds in connection with debt restructurings. Brady Bonds have been issued only in the last decade and, accordingly do not have a long payment history. These securities are subject to credit risk and interest rate risk.

COLLATERALIZED MORTGAGE OBLIGATIONS (CMOS). CMOs are fixed income securities secured by mortgage loans and other mortgage-backed securities and are generally considered to be derivatives. CMOs may be issued or guaranteed by the U.S. Government or its agencies or instrumentalities or collateralized by a portfolio of mortgages or mortgage-related securities guaranteed by such an agency or instrumentality or may be non-U.S. Government guaranteed.

CMOs carry general fixed income securities risks, such as credit risk and interest rate risk, and risks associated with mortgage-backed securities, including prepayment risk, which is the risk that the underlying mortgages or other debt may be refinanced or paid off prior to their maturities during periods of declining interest rates. In that case, an Adviser may have to reinvest the proceeds from the securities at a lower rate. Potential market gains on a security subject to prepayment risk may be more limited than potential market gains on a comparable security that is not subject to prepayment risk.

CONVERTIBLE SECURITIES. Convertible securities are preferred stocks or bonds that pay a fixed dividend or interest payment and are convertible into common stock at a specified price or conversion ratio.

Traditionally, convertible securities have paid dividends or interest rates higher than common stocks but lower than nonconvertible securities. They generally participate in the appreciation or depreciation of the underlying stock into which they are convertible, but to a lesser degree. These securities are also subject to market risk, interest rate risk and credit risk.

DEPOSITARY RECEIPTS. Depositary receipts are receipts for shares of a foreign-based corporation that entitle the holder to dividends and capital gains on the underlying security. Receipts include those issued by domestic banks (American Depositary Receipts), foreign banks (Global or European Depositary Receipts), and broker-dealers (depositary shares).

These instruments are subject to market risk and foreign investment risk.

DERIVATIVES. Derivatives are used to limit risk in a Portfolio or to enhance investment return, and have a return tied to a formula based upon an interest rate, index, price of a security, or other measurement. Derivatives include options, futures, forward contracts and related products.

Options are the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price.

Futures are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date.

Forward contracts are contracts to purchase or sell a specified amount of a financial instrument for an agreed upon price at a specified time.

Derivatives may be used to hedge against an opposite position that a Portfolio holds. Any loss generated by the derivatives should be offset by gains in the hedged investment. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains or result in losses or missed opportunities. In addition, derivatives that are used for hedging the Portfolio in specific securities may not fully offset the underlying positions. The counterparty to a derivatives contract also could default. Derivatives that involve leverage could magnify losses.

Derivatives may also be used to maintain a Portfolio's exposure to the market, manage cash flows or to attempt to increase income. Using derivatives for purposes other than hedging is speculative and involves greater risks. In many foreign countries, futures and options markets do not exist or are not sufficiently developed to be effectively used by a Portfolio that invests in foreign securities.

DIRECT PARTICIPATION IN CORPORATE LOANS. By purchasing a loan, the Portfolio acquires some or all of the interest of a bank or other lending institution in a loan to a corporate borrower. Many such loans are secured, and most impose restrictive covenants which must be met by the borrower. These loans are made generally to finance internal growth, mergers, acquisitions, stock repurchases, leveraged buy-outs and other corporate activities. Such loans may be in default at the time of purchase. The Portfolio may also purchase trade or other claims against companies, which generally represent money owed by the company to a supplier of goods or services. These claims may also be purchased at a time when the company is in default. Certain of the loans acquired by a Portfolio may involve revolving credit facilities or other standby financing commitments which obligate the Portfolio to pay additional cash on a certain date or on demand.

The highly leveraged nature of many such loans may make such loans especially vulnerable to adverse changes in economic or market conditions. Loans and other direct investments may not be in the form of securities or may be subject to restrictions on transfer, and only limited opportunities may exist to resell such instruments. As a result, the Portfolio may be unable to sell such investments at an opportune time or may have to resell them at less than fair market value.

DOLLAR ROLL TRANSACTIONS.   Mortgage dollar rolls are transactions in which the
Portfolio sells securities for delivery in the current month and simultaneously contracts with the same counter-party to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date. During the roll period, the Portfolio loses the right to receive principal (including prepayments of principal) and interest paid on the securities sold. However, the Portfolio would benefit to the extent of any difference between the price received for the securities sold and the lower forward price for the future purchase (often referred to as the "drop") or fee income plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. Unless such benefits exceed the income, capital appreciation and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of the Portfolio compared with what such performance would have been without the use of mortgage dollar rolls. Accordingly, the benefits derived from the use of mortgage dollar rolls depend upon the Adviser's ability to manage mortgage prepayments. There is no assurance that mortgage dollar rolls can be successfully employed. All cash proceeds will be invested in instruments that are permissible investments for the Portfolio.

The Portfolio will maintain until the settlement date the segregation, either on the records of the Adviser or with the Trust's custodian, of cash or other liquid securities in an amount equal to the forward purchase price.

FOREIGN CURRENCY TRANSACTIONS. Foreign currency transactions are entered into for the purpose of hedging against foreign exchange risk arising from the Portfolio's investment or anticipated investment in securities denominated in foreign currencies. The Portfolio also may enter into these contracts for purposes of increasing exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. Foreign currency transactions include the purchase of foreign currency on a spot (or cash) basis, contracts to purchase or sell foreign currencies at a future date (forward contracts), the purchase and sale of foreign currency futures contracts, and the purchase of exchange traded and over-the-counter call and put options on foreign currency futures contracts and on foreign currencies.

These hedging transactions do not eliminate fluctuations in the underlying prices of the securities which the Portfolio owns or intends to purchase or sell. They simply establish a rate of exchange which can be achieved at some future point in time.

Foreign currency exchange rates may fluctuate significantly over short periods of time. A forward foreign currency exchange contract reduces the Portfolio's exposure to changes in the value of the currency it will deliver and increases its exposure to changes in the value of the currency it will exchange into. Contracts to sell foreign currency will limit any potential gain which might be realized by the Portfolio if the value of the hedged currency increases. In the case of forward contracts entered into for the purpose of increasing return, the Portfolio may sustain losses which will reduce its gross income. Forward foreign currency exchange contracts also involve the risk that the party with which the Portfolio enters the contract may fail to perform its obligations to the Portfolio. The purchase and sale of foreign currency futures contracts and the purchase of call and put options on foreign currency futures contracts and on foreign currencies involve certain risks associated with derivatives.

FOREIGN DEBT SECURITIES. Foreign debt securities are issued by foreign corporations and governments. They may include Eurodollar obligations and Yankee bonds.

Foreign debt securities are subject to foreign investment risk, credit risk and interest rate risk. Securities in developing countries are also subject to the additional risks associated with emerging markets.

FOREIGN EQUITY SECURITIES. Foreign equity securities are subject to foreign investment risk in addition to the risks applicable to domestic equity securities, such as market risk.

FORWARD COMMITMENTS, WHEN-ISSUED AND DELAYED DELIVERY SECURITIES. Forward commitments, when-issued and delayed delivery securities generally involve the purchase of a security with payment and delivery at some time in the future--I.E., beyond normal settlement. The Portfolios do not earn interest on such securities until settlement and bear the risk of market value fluctuations in between the purchase and settlement dates. New issues of stocks and bonds, private placements and U.S. Government securities may be sold in this manner.

HIGH QUALITY SHORT-TERM DEBT OBLIGATIONS, INCLUDING BANKERS' ACCEPTANCES, COMMERCIAL PAPER AND CERTIFICATES OF DEPOSIT ISSUED OR GUARANTEED BY BANK HOLDING COMPANIES IN THE U.S., THEIR SUBSIDIARIES AND FOREIGN BRANCHES OR OF THE WORLD BANK; VARIABLE AMOUNT MASTER DEMAND NOTES AND VARIABLE RATE NOTES ISSUED BY U.S. AND FOREIGN CORPORATIONS.

Commercial paper is a short-term debt obligation with a maturity ranging from one to 270 days issued by banks, corporations, and other borrowers to investors seeking to invest idle cash.

Variable amount master demand notes differ from ordinary commercial paper in that they are issued pursuant to a written agreement between the issuer and the holder, their amounts may be increased from time to time by the holder (subject to an agreed maximum) or decreased by the holder or the issuer, they are payable on demand, the rate of interest payable on them varies with an agreed formula and they are typically not rated by a rating agency. Transfer of such notes is usually restricted by the issuer, and there is no secondary trading market for them. Any variable amount master demand note purchased by a Portfolio will be regarded as an illiquid security.

These instruments are subject to credit risk, interest rate risk and foreign investment risk.

HIGH YIELD/HIGH RISK DEBT SECURITIES. High yield/high risk debt securities are securities that are rated below investment grade by the primary rating agencies (e.g., BB or lower by S&P, and Ba or lower by Moody's Investors Service, Inc. ("Moody's")). Other terms commonly used to describe such securities include "lower rated bonds," "noninvestment grade bonds," and "junk bonds."

High yield/high risk debt securities are subject to high yield debt security risk as described in "Primary Risks of Investing in the Portfolios" above.

HYBRID INSTRUMENTS. Hybrid instruments are a form of a derivative and combine the elements of futures contracts or options with those of debt, preferred equity or a depositary instrument. They are often indexed to the price of a commodity, particular currency, or a domestic or foreign debt or equity security index. Examples of hybrid instruments include debt instruments with interest or principal payments or redemption terms determined by reference to the value of a currency or commodity or securities index at a future point in time or preferred stock with dividend rates determined by reference to the value of a currency.

Hybrids may bear interest or pay dividends at below market (or even relatively nominal) rates. Under certain conditions, the redemption value of the instrument could be zero. Hybrids can have volatile prices and limited liquidity and their use by the Portfolio may not be successful.

ILLIQUID AND RESTRICTED SECURITIES. Each Portfolio may invest a portion of its assets in restricted and illiquid securities, which are investments that the Portfolio cannot easily resell within seven days at current value or that have contractual or legal restriction on resale. Restricted securities include those which are not registered under the Securities Act of 1933, as amended (the "1933 Act"), and are purchased directly from the issuer or in the secondary market (private placements).

If the Portfolio buys restricted or illiquid securities it may be unable to quickly resell them or may be able to sell them only at a price below current value or could have difficulty valuing these holdings precisely.

In recent years, however, a large institutional market has developed for certain securities that are not registered under the 1933 Act, including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

INDEXED SECURITIES. A Portfolio may invest in indexed securities whose value is linked to foreign currencies, interest rates, commodities, indices or other financial indicators. Most indexed securities are short to intermediate term fixed income securities whose values at maturity (I.E., principal value) or interest rates rise or fall according to changes in the value of one or more specified underlying instruments. Indexed securities may be positively or negatively indexed (I.E., their principal value or interest rates may increase or decrease if the underlying instrument appreciates), and may have return characteristics similar to direct investments in the underlying instrument or to one or more options on the underlying instrument. Indexed securities may be more volatile than the underlying instrument itself and could involve the loss of all or a portion of the principal amount of, or interest on, the instrument.

INTEREST RATE TRANSACTIONS. Interest rate transactions are hedging transactions such as interest rate swaps and the purchase or sale of interest rate caps and floors. They are used by a Portfolio in an attempt to protect the value of its investments from interest rate fluctuations. Interest rate swaps involve the exchange by the Portfolio with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate floor. The Adviser to the Portfolio enters into these transactions on behalf of the Portfolio primarily to preserve a return or spread on a particular investment or portion of its portfolio or to protect against any increase in the price of securities the Portfolio anticipates purchasing at a later date. The Portfolio will not sell interest rate caps or floors that it does not own.

There is the risk that the Adviser may incorrectly predict the direction of interest rates resulting in losses to the Portfolio.

INVESTMENT GRADE DEBT SECURITIES. Investment grade debt securities are securities rated in one of the four highest rating categories by S&P, Moody's or other nationally recognized rating agency. These securities are subject to interest rate risk and credit risk. Securities rated in the fourth investment category by a nationally recognized rating agency (e.g., BBB by S&P and Baa by Moody's) may have speculative characteristics.

INVESTMENTS IN OTHER INVESTMENT COMPANIES, INCLUDING PASSIVE FOREIGN INVESTMENT COMPANIES. When the Portfolio invests in another investment company, it must bear the management and other fees of the investment company, in addition to its own expenses. As a result, the Portfolio may be exposed to duplicate expenses which could lower its value. Investments in passive foreign investment companies also are subject to foreign investment risk.

Passive foreign investment companies are any foreign corporations which generate certain amounts of passive income or hold certain amounts of assets for the production of passive income. Passive income includes dividends, royalties, rent, and annuities.

MORTGAGE-BACKED SECURITIES, INCLUDING GNMA CERTIFICATES, MORTGAGE-BACKED BONDS AND STRIPPED MORTGAGE-BACKED SECURITIES. Mortgage-backed securities include securities backed by Ginnie Mae and Fannie Mae as well as by private issuers. These securities represent collections (pools) of commercial and residential mortgages. These securities are generally pass-through securities, which means that principal and interest payments on the underlying securities (less servicing fees) are passed through to shareholders on a pro rata basis.

These securities carry general fixed income security risks, such as credit risk and interest rate risk, as well as prepayment risk.

MUNICIPAL SECURITIES. Municipal securities are debt obligations issued by local, state and regional governments that provide interest income that is exempt from federal income tax. These securities are subject to interest rate risk and credit risk.

NON-MORTGAGE ASSET-BACKED SECURITIES. Non-mortgage asset-backed securities include equipment trust certificates and interests in pools of receivables, such as motor vehicle installment purchase obligations and credit card receivables. Such securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in the underlying pools of assets. This means that principal and interest payments on the underlying securities (less servicing fees) are passed through to shareholders on a pro rata basis.

The value of some asset-backed securities may be particularly sensitive to changes in prevailing interest rates, and like other fixed income investments, the ability of the Portfolio to successfully use these instruments may depend in part upon the ability of an Adviser to forecast interest rates and other economic factors correctly.

PIK (PAY-IN-KIND) DEBT SECURITIES AND ZERO-COUPON BONDS. PIK debt securities are debt obligations which provide that the issuer may, at its option, pay interest on such bonds in cash or in the form of additional debt obligations. Such investments benefit the issuer by mitigating its need for cash to meet debt service, but also require a higher rate of return to attract investors who are willing to defer receipt of such cash.

Zero-coupon bonds are bonds that provide for no current interest payment and are sold at a discount. These investments pay no interest in cash to its holder during its life and usually trade at a deep discount from their face or par value. These investments may experience greater volatility in market value due to changes in interest rates than debt obligations which make regular payments of interest. The Portfolio will accrue income on such investments for tax accounting purposes, as required, which is distributable to shareholders and which, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities to satisfy the Portfolio's distribution obligations.

These securities are subject to credit risk and interest rate risk.

PREFERRED STOCKS. Preferred stocks are equity securities that generally pay dividends at a specified rate and have preference over common stock in the payment of dividends and liquidation. Preferred stock generally does not carry voting rights.

Preferred stocks are subject to market risk. In addition, because preferred stocks pay fixed dividends, an increase in interest rates may cause the price of a preferred stock to fall.


REAL ESTATE INVESTMENT TRUSTS. REITs are entities which invest in commercial and other real estate properties. Risks associated with investments in securities of companies in the real estate industry include: decline in the value of real estate; risks related to general and local economic conditions; overbuilding and increased competition; increases in property taxes and operating expenses; changes in zoning laws; casualty or condemnation losses; variations in rental income; changes in neighborhood values; the appeal of properties to tenants; and increases in interest rates. In addition, equity REITs may be affected by changes in the values of the underlying property owned by the trusts, while mortgage REITs may be affected by the quality of credit extended. REITs are dependent upon management skills, may not be diversified and are subject to the risks of financing projects. Such REITs are also subject to heavy cash flow dependency, defaults by borrowers, self liquidation and the possibility of failing to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended (the "Code"), and to maintain exemption from the 1940 Act. In the event an issuer of debt securities collateralized by real estate defaults, it is conceivable that the REITs could end up holding the underlying real estate. The Portfolio, as a shareholder of a REIT, bears a portion of the REIT's annual operating expenses.


REPURCHASE AGREEMENTS. Repurchase agreements involve the purchase of a security by a Portfolio and a simultaneous agreement by the seller (generally a bank or dealer) to repurchase the security from the Portfolio at a specified date or upon demand. This technique offers a method of earning income on idle cash.

Repurchase agreements involve credit risk, i.e., the risk that the seller will fail to repurchase the security, as agreed. In that case, the Portfolio will bear the risk of market value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security.

REVERSE REPURCHASE AGREEMENTS. Reverse repurchase agreements involve the sale of a security by a Portfolio to another party (generally a bank or dealer) in return for cash and an agreement by the Portfolio to buy the security back at a specified price and time.

Reverse repurchase agreements will be used primarily to provide cash to satisfy unusually high redemption requests or for other temporary or emergency purposes. Reverse repurchase agreements are considered a form of borrowing by the Portfolio and, therefore, are a form of leverage. Leverage may cause any gains or losses of the Portfolio to be magnified.

RIGHTS AND WARRANTS. Warrants basically are options to purchase equity securities at specific prices valid for a specific period of time. Their prices do not necessarily move parallel to the prices of the underlying securities. Rights are similar to warrants, but normally have a short duration and are distributed directly by the issuer to its shareholders. Rights and warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer. These investments carry the risk that they may be worthless to the Portfolio at the time it may exercise its rights, due to the fact that the underlying securities have a market value less than the exercise price. Warrants also include Low Exercise Price Call Warrants or other structured securities for the purpose of gaining exposure to stocks in difficult to access foreign local markets.

SECURITIES LOANS. For purposes of realizing additional income, a Portfolio may lend securities to broker-dealers or institutional investors approved by the Board of Trustees of the Trust. All securities loans will be made pursuant to agreement requiring the loans to be continuously secured by collateral in cash or high grade debt obligations at least equal at all times to the market value of the loaned securities. The borrower pays to the Portfolio an amount equal to any dividends or interest received on loaned securities. The Portfolio retains all or a portion of the interest received on investment of cash collected or receives a fee from the borrower.

The risk in lending portfolio securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral, or in the recovery of the securities or possible loss of rights in their collateral should the borrower fail financially.

SHORT SALES. Short sales are sales of securities that the seller does not own. The seller must borrow the securities to make delivery to the buyer. A short sale may be uncollateralized or against-the-box. A short sale is "against-the-box" if at all times when the short position is open, the seller owns an equal amount of the securities sold short or securities convertible into, or exchanged without further consideration for, securities of the same issue as the securities sold short.

The price of securities purchased to replace borrowed securities sold short may be greater than proceeds received in the short sale resulting in a loss to the Portfolio.

STRUCTURED NOTES. A form of hybrid investment, structured notes are derivatives on which the amount of principal repayment and/or interest payments is based upon the movement of one or more factors. Structured notes are interests in entities organized and operated for the purpose of restructuring the investment characteristics of debt obligations. Structured notes are typically sold in private placement transactions, and there currently is no active trading market for structured notes.

Structured notes are also subject to credit risk and interest rate risk and can have volatile prices.

U.S. GOVERNMENT SECURITIES. U.S. Government securities include direct obligations of the U.S. Government that are supported by its full faith and credit, like Treasury bills and GNMA certificates. Treasury bills have initial maturities of less than one year, Treasury notes have initial maturities of one to ten years and Treasury bonds may be issued with any maturity but generally have maturities of at least ten years. U.S. Government securities also include indirect obligations of the U.S. Government that are issued by federal agencies and government-sponsored entities, like bonds and notes issued by the Federal Home Loan Bank and Fannie Mae. Unlike Treasury securities, agency securities generally are not backed by the full faith and credit of the U.S. Government. Some agency securities are supported by the right of the issuer to borrow from the Treasury, others are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations and others are supported only by the credit of the sponsoring agency.

U.S. Government securities are subject to interest rate risk. Credit risk is remote.

DEFENSIVE INVESTMENTS


Under adverse market or economic conditions, a Portfolio could invest for temporary defensive purposes some or all of its assets in money market securities or utilize other investment strategies that may be inconsistent with a Portfolio's principal investment strategy. Temporary defensive instruments generally include U.S. government securities, bank time deposits denominated in the currency of any major nation, commercial paper and repurchase agreements. The Adviser may also invest in these types of securities or hold cash while looking for suitable investment opportunities or to maintain liquidity. Although a Portfolio would employ these measures only in seeking to avoid losses, they could reduce the benefit from an upswing in the market or prevent the Portfolio from meeting its investment objective.


PORTFOLIO TURNOVER


The Portfolios' Advisers will sell a security when they believe it is appropriate to do so, regardless of how long a Portfolio has owned that security. Buying and selling securities generally involves some expense to a Portfolio, such as commissions paid to brokers and other transaction costs. Generally speaking, the higher a Portfolio's annual portfolio turnover rate, the greater its brokerage costs. Increased brokerage costs may adversely affect a Portfolio's performance. The Portfolios, with the exception of PIMCO Total Return Portfolio and Van Kampen Mid Cap Growth Portfolio, generally intend to purchase securities for long-term investment and therefore will have a relatively low turnover rate. Annual turnover rate of 100% or more is considered high and will result in increased costs to the Portfolios. PIMCO Total Return Portfolio and Van Kampen Mid Cap Growth Portfolio generally will have annual turnover rates of 100% or more.


DOWNGRADES IN FIXED INCOME DEBT SECURITIES

Unless required by applicable law, the Portfolios are not required to sell or dispose of any debt security that either loses its rating or has its rating reduced after a Portfolio purchases the security.

MANAGEMENT

The Trust's Board of Trustees is responsible for managing the business affairs of the Trust. The Trustees meet periodically to review the affairs of the Trust and to establish certain guidelines which the Manager and Advisers are expected to follow in implementing the investment policies and objectives of the Trust. The Trustees also review the management of the Portfolios' assets by the Advisers. Information about the Trustees and executive officers of the Trust is contained in the SAI.

THE MANAGER


Met Investors Advisory, LLC (the "Manager"), 5 Park Plaza, Suite 1900, Irvine, California 92614, has overall responsibility for the general management and administration of all of the Portfolios. The Manager selects and pays the fees of the Advisers for each of the Trust's Portfolios and monitors each Adviser's investment program. The Manager is an affiliate of MetLife.

With respect to the Met/Franklin Templeton Founding Strategy Portfolio, in addition to its managerial responsibilities, the Manager is responsible for determining the asset allocation range for the Portfolio and ensuring that the allocation is consistent with the guidelines that have been approved by the Board of Trustees. The Manager will rebalance the Portfolio's holdings as deemed necessary to bring the asset allocation of the Portfolio back into alignment with its fixed percentage allocation. The Portfolio is managed by an Investment Committee composed of Elizabeth M. Forget, John Guthrie, Jr., CFA, Alan C. Leland, Jr., CFA, Thomas C. McDevitt, CIMA, Darrel A. Olson, CFA and Jeffrey L. Bernier, CIMA.

  . MS. FORGET, chair of the Committee, has been President of the Manager since December 2000, has been President and Trustee of the Trust since December 2000, has been a Senior Vice President of MetLife, Inc. since May 2007, has been President of MetLife Advisers, LLC since May 2006, and has been Trustee of Metropolitan Series Fund, Inc. and Metropolitan Series Fund II since August 2006.

  . MR. GUTHRIE, CFA, Vice President of the Manager, is also Senior Vice President of MetLife Advisers, LLC and serves on MetLife Advisers LLC's Board of Managers. He is also a Vice President of Metropolitan Life Insurance Company. Mr. Guthrie joined New England Life Insurance Company (an indirect subsidiary of MetLife, Inc.) in 1969 and has served in various positions since that time.

  . MR. LELAND, CFA, Vice President of the Manager, joined MetLife in 1974. Prior to becoming Vice President of Metropolitan Life Insurance Company in the Annuity Product Management business unit and Chief Financial Officer of MetLife Advisers, LLC, he worked in both MetLife's Investment Department and Group Pension Department.

  . MR. MCDEVITT, CIMA, Vice President of the Manager, also is a Vice President of MetLife Advisers, LLC and is primarily responsible for the oversight of the investment functions of Metropolitan Series Fund, Inc.'s subadvisers and performance analyses of Metropolitan Series Fund, Inc.'s portfolios. Mr. McDevitt joined Metropolitan Life Insurance Company in 1980 and was responsible for the development, marketing and servicing of an asset allocation and investment advisory service for group pension clients.

  . MR. OLSON, CFA, Vice President of the Manager, has been with Metropolitan Life Insurance Company for over 25 years and is a Director in the Investments Department. Currently, Mr. Olson manages the assets under MetLife's Employee Benefit Plans. In addition, Mr. Olson serves as Chief of Staff for a review board that oversees all of MetLife's use of unaffiliated managers.

  . MR. BERNIER, CIMA, joined Metropolitan Life Insurance Company in December 2007. He has been a Vice President of Metropolitan Life Insurance Company and a Vice President of the Manager since 2008. From July 2004 to December 2007 Mr. Bernier was a Director and Senior Investment Analyst of Investment Management Services for John Hancock Financial Services. From May 2000 to December 2001 Mr. Bernier was an Assistant Vice President in the Corporate and Investment Banking division of Wachovia Securities.

The SAI provides additional information about each Committee member's compensation, other accounts managed and the member's ownership of securities in the Portfolio.


As compensation for its services to the Portfolios, the Manager receives monthly compensation at an annual rate of a percentage of the average daily net assets of each Portfolio. The management fees for each Portfolio are:


PORTFOLIO                                          MANAGEMENT FEE
Met/AIM Capital Appreciation Portfolio             0.80% of first $100 million of such assets plus
                                                   0.75% of such assets over $100 million up to $200 million
                                                   plus 0.70% of such assets over $200 million up to
                                                   $1 billion plus 0.65% of such assets over $1 billion
---------------------------------------------------------------------------------------------------------------
Clarion Global Real Estate Portfolio               0.70% of first $200 million of such assets plus
                                                   0.65% of such assets over $200 million up to $750 million
                                                   plus 0.55% of such assets over $750 million
---------------------------------------------------------------------------------------------------------------
Dreman Small Cap Value Portfolio                   0.80% of first $100 million of such assets plus
                                                   0.775% of such assets over $100 million up to $500 million plus 0.75% of such assets over $500 million up to $1 billion plus 0.725% of such assets over $1 billion
---------------------------------------------------------------------------------------------------------------
Met/Franklin Income Portfolio                      0.80% of first $200 million of such assets plus
                                                   0.675% of such assets over $200 million up to $500 million plus 0.65% of such assets over $500 million
---------------------------------------------------------------------------------------------------------------
Met/Franklin Mutual Shares Portfolio               0.80%
---------------------------------------------------------------------------------------------------------------
Met/Franklin Templeton Founding Strategy Portfolio 0.05%
---------------------------------------------------------------------------------------------------------------
Lazard Mid Cap Portfolio                           0.70% of first $500 million of such assets plus
                                                   0.675% of such assets over $500 million up to $1 billion
                                                   plus 0.60% of such assets over $1 billion
---------------------------------------------------------------------------------------------------------------
Legg Mason Value Equity Portfolio                  0.65% of first $200 million of such assets plus 0.63% of
                                                   such assets over $200 million
---------------------------------------------------------------------------------------------------------------
Lord Abbett Bond Debenture Portfolio               0.60% of first $250 million of such assets plus
                                                   0.55% of such assets over $250 million up to $500 million
                                                   plus 0.50% of such assets over $500 million up to $1 billion plus 0.45% of such assets over $1 billion
---------------------------------------------------------------------------------------------------------------
Lord Abbett Growth and Income Portfolio            0.60% of first $600 million of such assets plus
                                                   0.55% of such assets over $600 million up to $1.1 billion
                                                   plus 0.50% of such assets over $1.1 billion up to $1.5
                                                   billion plus 0.45% of such assets over $1.5 billion
---------------------------------------------------------------------------------------------------------------

PORTFOLIO                                  MANAGEMENT FEE
Lord Abbett Mid Cap Value Portfolio        0.70% of first $200 million of such assets plus
                                           0.65% of such assets over $200 million up to $500 million
                                           plus 0.625% of such assets over $500 million
-------------------------------------------------------------------------------------------------------
MFS(R) Emerging Markets Equity Portfolio   1.05% of first $250 million of such assets plus
                                           1.00% of such assets over $250 million up to $500 million
                                           plus 0.85% of such assets over $500 million up to $1 billion plus 0.75% of such assets over $1 billion
-------------------------------------------------------------------------------------------------------
MFS(R) Research International Portfolio    0.80% of first $200 million of such assets plus
                                           0.75% of such assets over $200 million up to $500 million
                                           plus 0.70% of such assets over $500 million up to $1 billion plus 0.65% of such assets over $1 billion
-------------------------------------------------------------------------------------------------------
Oppenheimer Capital Appreciation Portfolio 0.65% of first $150 million of such assets plus
                                           0.625% of such assets over $150 million up to $300 million plus 0.60% of such assets over $300 million up to $500
                                           million plus 0.55% of such assets over $500 million up to
                                           $700 million plus 0.525% of such assets over $700 million
                                           up to $900 million plus 0.50% of such assets over
                                           $900 million
-------------------------------------------------------------------------------------------------------
PIMCO Total Return Portfolio               0.50% of first $1.2 billion of such assets plus
                                           0.475% of such assets over $1.2 billion
-------------------------------------------------------------------------------------------------------
Pioneer Fund Portfolio                     0.750% of first $250 million of such assets plus
                                           0.700% of such assets over $250 million up to $500 million plus 0.675% of such assets over $500 million up to $1
                                           billion plus 0.650% of such assets over $1 billion up to $2 billion plus 0.600% of such assets over $2 billion
-------------------------------------------------------------------------------------------------------
Pioneer Strategic Income Portfolio         0.60% of first $500 million of such assets plus
                                           0.55% of such assets over $500 million up to $1 billion
                                           plus 0.53% of such assets over $1 billion
-------------------------------------------------------------------------------------------------------
T. Rowe Price Mid Cap Growth Portfolio     0.75% of such assets
-------------------------------------------------------------------------------------------------------
Met/Templeton Growth Portfolio             0.70% of first $100 million of such assets plus
                                           0.68% of such assets over $100 million up to $250 million
                                           plus 0.67% of such assets over $250 million up to $500
                                           million plus 0.66% of such assets over $500 million up to
                                           $750 million plus 0.65% of such assets over $750 million
-------------------------------------------------------------------------------------------------------
Van Kampen Comstock Portfolio              0.65% of first $500 million of such assets plus
                                           0.60% of such assets over $500 million up to $1 billion
                                           plus 0.525% of such assets over $1 billion
-------------------------------------------------------------------------------------------------------
Van Kampen Mid Cap Growth Portfolio        0.70% of first $200 million of such assets plus
                                           0.65% of such assets over $200 million up to $500 million
                                           plus 0.625% of such assets over $500 million
-------------------------------------------------------------------------------------------------------


A discussion regarding the basis of the decision of the Trust's Board of Trustees to approve the Management Agreement with the Manager and the investment advisory agreements with the Advisers is available in each Portfolio's annual or semi-annual report.

EXPENSE LIMITATION AGREEMENT


In the interest of limiting expenses of certain Portfolios until April 30, 2009, the Manager has entered into an expense limitation agreement with the Trust ("Expense Limitation Agreement"). Pursuant to that Expense Limitation Agreement, the Manager has agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses of the Portfolios set forth below, other than interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, other extraordinary expenses not incurred in the ordinary course of each Portfolio's business, with respect to Met/Franklin Templeton Founding Strategy Portfolio acquired fund fees and expenses and amounts payable pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act, are limited to the following respective expense ratios:



                                                     TOTAL EXPENSES LIMITED TO
  PORTFOLIOS                                         (% OF DAILY NET ASSETS)
  Dreman Small Cap Value Portfolio                             1.10%
  Met/Franklin Income Portfolio                                0.90%
  Met/Franklin Mutual Shares Portfolio                         0.90%
  Met/Franklin Templeton Founding Strategy Portfolio           0.05%
  Lazard Mid Cap Portfolio                                     0.80%
  MFS(R) Emerging Markets Equity Portfolio                     1.30%
  Oppenheimer Capital Appreciation Portfolio                   0.75%
  Pioneer Fund Portfolio                                       1.00%
  Met/Templeton Growth Portfolio                               0.80%
  Van Kampen Mid Cap Growth Portfolio                          0.90%



Each Portfolio may at a later date reimburse the Manager the management fees waived or limited and other expenses assumed and paid by the Manager pursuant to the Expense Limitation Agreement provided such Portfolio has reached a sufficient asset size to permit such reimbursement to be made without causing the total annual expense ratio of such Portfolio to exceed the percentage limits stated above. Consequently, no reimbursement by a Portfolio will be made unless: (i) the Portfolio's total annual expense ratio is less than the respective percentages stated above; and (ii) the payment of such reimbursement has been approved by the Trust's Board of Trustees.

The total amount of reimbursement to which the Manager may be entitled will equal, at any time, the sum of (i) all investment management fees previously waived or reduced by the Manager and (ii) all other payments previously remitted by the Manager to the Portfolio during any of the previous five fiscal years, less any reimbursement that the Portfolio has previously paid to the Manager with respect to (a) such investment management fees previously waived or reduced and (b) such other payments previously remitted by the Manager to the Portfolio.


THE ADVISERS

Under the terms of the agreements between each Adviser and the Manager, the Adviser will develop a plan for investing the assets of each Portfolio, select the assets to be purchased and sold by each Portfolio, select the broker-dealer or broker-dealers through which the Portfolio will buy and sell its assets, and negotiate the payment of commissions, if any, to those broker-dealers. Each Adviser follows the investment policies set by the Manager and the Board of Trustees for each of the Portfolios. Day-to-day management of the investments in each Portfolio is the responsibility of the Adviser's portfolio managers. The portfolio managers of each Portfolio are indicated below following a brief description of each Adviser. The SAI provides additional information about each committee member's or portfolio manager's compensation, other accounts managed and the person's ownership of securities in the Portfolio.

The Trust and the Manager have received an exemptive order from the Securities and Exchange Commission that permits the Manager, subject to certain conditions, and without the approval of shareholders to: (a) employ a new unaffiliated investment adviser for a Portfolio pursuant to the terms of a new investment advisory agreement, in each case either as a replacement for an existing Adviser or as an additional Adviser; (b) change the terms of any investment advisory agreement; and (c) continue the employment of an existing Adviser on the same advisory contract terms where a contract has been assigned because of a change in control of the Adviser. In such circumstances, shareholders would receive notice of such action, including the information concerning the new Adviser that normally is provided in a proxy statement.

The Manager pays each Adviser a fee based on the Portfolio's average daily net assets. No Portfolio is responsible for the fees paid to each of the Advisers.


INVESCO AIM CAPITAL MANAGEMENT, INC. ("A I M"), 11 Greenway Plaza, Suite 100, Houston, Texas 77046, is the Adviser to the Met/AIM Capital Appreciation Portfolio of the Trust. A I M has acted as an investment adviser since its organization in 1986. Today, A I M, together with its affiliates, advises or manages investment portfolios, including the Portfolio, encompassing a broad range of investment objectives. A I M is an indirect wholly owned subsidiary of AMVESCAP PLC, London, England. Total net assets under the management of A I M and its affiliates was approximately $149 billion as of December 31, 2007.


A I M uses a team approach to investment management. The individual members of the team are:


  . ROBERT J. LLOYD (lead manager), Senior Portfolio Manager, has been responsible for the Portfolio since 2003 and has been associated with A I M and/or its affiliates since 2000.

  . RYAN A. AMERMAN, Portfolio Manager, has been responsible for the Portfolio since 2008 and has been associated with A I M and/or its affiliates since 1996.


They are assisted by the Adviser's Multi-cap Growth Team which is comprised of portfolio managers and research analysts. Team members provide research support and make securities recommendations with respect to the Portfolio, but do not have day-to-day management responsibilities with respect to the Portfolio. Members of the Team may change from time to time.


ING CLARION REAL ESTATE SECURITIES L.P. (the "Adviser") serves as Adviser to the Clarion Global Real Estate Portfolio of the Trust. The Adviser was founded in 1969 and is a Delaware limited partnership. The Adviser is an indirect, wholly-owned subsidiary of ING Groep, N.V. and is an affiliate of ING Investments. The Adviser's principal address is 200 King of Prussia, Radnor, PA 19087. The Adviser is in the business of providing investment advice to institutional and individual client accounts which, as of December 31, 2007, were valued in excess of $17 billion.

The following individuals are jointly responsible for the day-to-day management of the Portfolio.

  . T. RITSON FERGUSON, Chief Investment Officer ("CIO") and Portfolio Manager, has 22 years of real estate investment experience. Mr. Ferguson has managed the ING Global Real Estate Fund's portfolio since November 2001. Mr. Ferguson has served as Co-CIO and more recently CIO of the Adviser since 1991.

  . STEVEN D. BURTON, Managing Director and Portfolio Manager, is a member of the Adviser's Investment Committee and has managed the ING Global Real Estate Fund's portfolio since November 2001. He is also responsible for evaluating the investment potential of public real estate companies outside of the U.S. Mr. Burton joined the Adviser in 1995.

  . JOSEPH P. SMITH, Managing Director and Portfolio Manager, is a member of the Adviser's Investment Committee of the Adviser and has managed the ING Global Real Estate Fund's portfolio since February 2007. Mr. Smith joined ING Clarion in 1997 and has 14 years of real estate investment management experience.

PRIOR EXPERIENCE WITH COMPARABLE FUND

The Adviser became the adviser to the Clarion Global Real Estate Portfolio in April 2008. In order to provide you with information regarding the investment capabilities of the Adviser, performance information regarding the ING Global Real Estate Fund ("ING Fund") is presented. The Portfolio and the ING Fund, which is also advised by the Adviser, have substantially similar investment objectives, policies, and strategies. Management fees paid by the ING Fund are higher than the fees paid by the Portfolio. If the same level of management fees charged to the Portfolio had been charged to the ING Fund, the average annual return during the period would have been higher than the returns set forth below. Such performance information should not be relied upon as an indication of the future performance of the Portfolio because, among other things, the asset sizes and expenses of ING Fund and the Portfolio will vary.

The table below compares the ING Global Real Estate Fund's average annual compounded total returns on a before tax basis for the 1- and 5-year periods and from inception through 12/31/07 with the S&P/Citigroup World Property Index, an unmanaged index which tracks the performance of the investable universe of publicly traded property companies with more than 450 constituents from 24 countries. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index. The calculations of total return assume the reinvestment of all dividends and capital gain distributions and the deduction of all recurring expenses that were charged to shareholder accounts. These figures do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower.




         Average Annual Total Return as of 12/31/07
-----------------------------------------------------------
                                                      Since
                                     1 Year 5 Years Inception
------------------------------------ ------ ------- ---------
ING Global Real Estate Fund--Class A
 Before Taxes                        -6.87%  23.49%   20.77%*
S&P/Citigroup World Property Index   -7.27%  23.55%   20.32%*
* Inception date is 11/5/01.



DREMAN VALUE MANAGEMENT, LLC ("Dreman"), 520 East Cooper Avenue, Aspen, Colorado 81611 is the Adviser to the Dreman Small Cap Value Portfolio of the Trust. Dreman was founded in 1977 and managed over $18 billion in assets as of December 31, 2007.

  . Messrs. DAVID M. DREMAN, E. CLIFTON HOOVER, JR and MARK ROACH serve as Co-Portfolio Managers of the Portfolio. Mr. Dreman is the founder, Chairman and Chief Investment Officer of Dreman and has been with Dreman since its inception in 1997. Mr. Hoover is a Co-Chief Investment Officer, Co-Research Director and Portfolio Manager of Dreman's Large and Small Cap Value Strategies. Mr. Hoover joined Dreman in December 2006. Prior to that time, he was a Managing Director and Portfolio Manager at NFJ Investment Group since 1997. Mr. Roach is a Managing Director of Dreman and a Portfolio Manager of Mid-Cap and Small-Cap Products. Mr. Roach joined Dreman in November 2006. Prior to that time he was with Vaughn Nelson Investment Management since 2002 and has been in the investment management business since 1997.

PRIOR EXPERIENCE WITH COMPARABLE FUND

The Dreman Small Cap Value Portfolio and the DWS Dreman Small Cap Value Fund, (formerly Scudder Dreman Small Cap Value Fund) which is also advised by Dreman, have substantially similar investment objectives, policies, and strategies. Since the Portfolio commenced operations in 2005, it does not have a significant operating history. In order to provide you with information regarding the investment capabilities of Dreman, performance information regarding the DWS Dreman Small Cap Value Fund is presented. Management fees paid by the DWS Dreman Small Cap Value Fund are less than the fees paid by the Portfolio. If the same level of management fees charged to the Portfolio had been charged to the DWS Dreman Small Cap Value Fund, the average annual return during the periods would have been lower than the numbers set forth below. This result assumes that the current management fee paid by the DWS Dreman Small Cap Value Fund, as a percentage of average net assets, applied in all prior periods. Such performance information should not be relied upon as an indication of the future performance of the Portfolio because, among other things, the asset sizes and expenses of DWS Dreman Small Cap Value Fund and the Portfolio will vary.

The table below compares the DWS Dreman Small Cap Value Fund's average annual compounded total returns for the 1-, 5- and 10-year periods through 12/31/07 with the Russell 2000 Value Index, an unmanaged under which measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index. The calculations of total return assume the reinvestment of all dividends and capital gain distributions and the deduction of all recurring expenses that were charged to shareholder accounts. These figures do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower.



            Average Annual Total Return as of 12/31/07
------------------------------------------------------------------
                                             1 Year 5 Year 10 Year
-------------------------------------------- ------ ------ -------
Dreman Small Cap Value Fund (Class A shares)
 (Without Sales Charge)                       2.48% 20.00%  8.07%
Russell 2000 Value Index                     -9.78% 15.80%  9.06%



FRANKLIN ADVISERS, INC. ("Franklin Advisers"), One Franklin Parkway, San Mateo, California 94403-1906, is the Adviser to the Met/Franklin Income Portfolio of the Trust. Franklin

Advisers is a direct, wholly-owned subsidiary of Franklin Resources, Inc. Together, Franklin Advisers and its affiliates managed over $643 billion in assets as of December 31, 2007.

The Met/Franklin Income Portfolio is managed by a team of professionals focused on investments in debt and equity securities. The portfolio managers of the team are as follows:

  . EDWARD D. PERKS CFA, Senior Vice President. Mr. Perks joined Franklin Templeton in 1992.

  . CHARLES B. JOHNSON, Chairman of Franklin Resources, Inc. He joined Franklin Templeton in 1957.

Mr. Perks has primary responsibility for the investments of the Portfolio.

PRIOR EXPERIENCE WITH COMPARABLE FUND

The Met/Franklin Income Portfolio and the Franklin Income Fund, a retail fund which is also advised by Franklin Advisers, have substantially similar investment objectives, policies, and strategies. Since the Met/Franklin Income Portfolio commenced operations in April 2008, it does not have any operating history. In order to provide you with information regarding the investment capabilities of Franklin Advisers, performance information regarding the Franklin Income Fund is presented. Management fees paid by the Franklin Income Fund are lower than the fees to be paid by the Portfolio. If the same level of management fees charged to the Portfolio had been charged to the Franklin Income Fund, the average annual return during the period would have been lower than the returns set forth below. This result assumes that the current management fee paid by the Franklin Income Fund, as a percentage of average net assets, applied to all prior periods. Such performance information should not be relied upon as an indication of the future performance of the Portfolio because, among other things, the asset sizes and expenses of the Franklin Income Fund and the Portfolio will vary.

The table below compares the Franklin Income Fund's average annual compounded total returns for the 1-, 5- and 10-year periods through 12/31/07 with the Standard & Poor's 500 Composite Stock Index ("S&P 500 Index") and the Lehman Brothers U.S. Aggregate Index. The S&P 500 Index is a widely recognized unmanaged index that measures the stock performance of 500 large- and medium-sized companies and is often used to indicate the performance of the overall stock market. The Lehman Brothers U.S. Aggregate Index covers the U.S. investment grade fixed-rate bond market, with index components for government and corporate securities, mortgage pass-through securities and asset-backed securities. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index. The calculations of total return assume the reinvestment of all dividends and capital gain distributions and the deduction of all recurring expenses that were charged to shareholder accounts. These figures do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower.



         Average Annual Total Return as of 12/31/07
-----------------------------------------------------------
                                     1 Year 5 Years 10 Years
------------------------------------ ------ ------- --------
Franklin Income Fund--Advisor Class   5.08%  13.56%   8.60%
S&P 500 Index                         5.48%  12.82%   5.89%
Lehman Brothers U.S. Aggregate Index  6.97%   4.42%   5.97%

FRANKLIN MUTUAL ADVISERS, LLC ("Franklin Mutual"), 101 John F. Kennedy Parkway, Short Hills, New Jersey 07078, is the Adviser to the Met/Franklin Mutual Shares Portfolio of the Trust. Franklin Mutual is an indirect, wholly-owned subsidiary of Franklin Resources, Inc. Together, Franklin Mutual and its affiliates managed over $643 billion in assets as of December 31, 2007.

The following individuals are jointly responsible for the day-to-day management of the Met/Franklin Mutual Shares Portfolio:

  . PETER A. LANGERMAN, Co-Portfolio Manager. Mr. Langerman is the President and Chief Executive Officer of Franklin Mutual. He rejoined Franklin Templeton in 2005. He joined Franklin Templeton in 1996, serving in various capacities, including
    President and Chief Executive Officer of Franklin Mutual and a member of the management team of the Franklin Mutual Series Fund, Inc., including the Mutual Shares Fund, before leaving in 2002 and serving as director of New Jersey's Division of Investment, overseeing employee pension funds.

  . F. DAVID SEGAL CFA, Co-Portfolio Manager. He joined Franklin Templeton in 2002.

  . DEBORAH A. TURNER CFA, Assistant Portfolio Manager. She joined Franklin Templeton in 1996.

Messrs. Langerman and Segal have primary responsibility for the investments of the Portfolio. Ms. Turner provides research and advice on the purchases and sales of individual securities and portfolio risk assessment.

PRIOR EXPERIENCE WITH COMPARABLE FUND

The Met/Franklin Mutual Shares Portfolio and the Mutual Shares Fund, a retail fund which is also advised by Franklin Mutual, have substantially similar investment objectives, policies, and strategies. Since the Met/Franklin Mutual Shares Portfolio commenced operations in April 2008, it does not have any operating history. In order to provide you with information regarding the investment capabilities of Franklin Mutual, performance information regarding the Mutual Shares Fund is presented. Management fees paid by the Mutual Shares Fund are lower than the fees to be paid by the Portfolio. If the same level of management fees charged to the Portfolio had been charged to the Mutual Shares Fund, the average annual return during the period would have been lower than the returns set forth below. This result assumes that the current management fee paid by the Mutual Shares Fund, as a percentage of average net assets, applied to all prior periods. Such performance information should not be relied upon as an indication of the future performance of the Portfolio because, among other things, the asset sizes and expenses of the Mutual Shares Fund and the Portfolio will vary.

The table below compares the Franklin Income Fund's average annual compounded total returns for the 1-,5- and 10-year periods through 12/31/07 with the S&P 500 Index. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index. The calculations of total return assume the reinvestment of all dividends and capital gain distributions and the deduction of all recurring expenses that were charged to shareholder accounts. These figures do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower.



    Average Annual Total Return as of 12/31/07
--------------------------------------------------
                            1 Year 5 Years 10 Years
--------------------------- ------ ------- --------
Mutual Shares Fund--Class Z  3.30%  14.25%   9.26%
S&P 500 Index                5.48%  12.82%   5.89%



LAZARD ASSET MANAGEMENT LLC, 30 Rockefeller Plaza, New York, New York 10112-6300, ("Lazard") serves as the Adviser to the Lazard Mid Cap Portfolio of the Trust. Lazard is a wholly-owned subsidiary of Lazard, Ltd., Clarendon House, 2 Church Street, Hamilton HM 11, Bermuda. Lazard and its global affiliates provide investment management services to client discretionary accounts with assets totaling approximately $126.9 billion as of December 31, 2007. Its clients are both individuals and institutions, some of whose accounts have investment policies similar to those of the Portfolio.


The following individuals are jointly responsible for managing the Portfolio:

  . CHRISTOPHER BLAKE, Managing Director, Portfolio/Analyst. Christopher Blake is a Managing Director of Lazard and a Portfolio Manager/Analyst for the U.S. Mid Cap and Strategic Equity portfolios (including the North American Equity Fund, the brand name of the U.S. Strategic Equity offshore fund). He joined Lazard in 1995. Mr. Blake was a Lazard Research Analyst covering the consumer sector, and beginning in 1996, was a Research Analyst on the U.S. Small Cap team.

  . GARY BUESSER, CFA, Director, Portfolio Manager. He is a Portfolio Manager for the U.S. Mid Cap and Strategic Equity portfolios. Prior to joining the Lazard in 2000, Mr. Buesser worked for Evergreen Funds, SG Cowen, Shearson Lehman Brothers, and Kidder Peabody. He began working in the investment field in 1983.

  . ROBERT A. FAILLA, CFA, Director, Portfolio Manager. Robert Failla is a Senior Vice President of Lazard, and a Portfolio Manager for the U.S. Mid Cap and Strategic Equity portfolios. Prior to joining Lazard in 2003,
     Mr. Failla was associated with AllianceBernstein, where he worked as a Portfolio Manager on a large-cap and all-cap product. He began working in the investment field in 1993.

  . ANDREW LACEY, Deputy Chairman, U.S. and Global Products. Andrew Lacey is a Deputy Chairman of Lazard for U.S. and Global products. He is also a portfolio manager on the U.S. Equity, U.S. Equity Select, U.S. Equity Value, U.S. Mid Cap, and U.S. Strategic products. Mr. Lacey become a full-time member of the equity team in 1996.

PRIOR EXPERIENCE WITH COMPARABLE FUND


The Lazard Mid Cap Portfolio and the Lazard Mid Cap Fund, which is also advised by Lazard, have substantially similar investment objectives, policies, and strategies. Lazard began managing the Portfolio in December 2005. In order to provide you with information regarding the investment capabilities of Lazard, performance information regarding the Lazard Mid Cap Fund is presented. Management fees paid by the Lazard Mid Cap Fund are greater than the fees paid by the Portfolio. If the same level of management fees charged to the Portfolio had been charged to the Lazard Mid Cap Fund, the average annual return during the period would have been higher than the returns set forth below. This result assumes that the current management fee paid by the Lazard Mid Cap Fund, as a percentage of average net assets, applied to all prior periods. Such performance information should not be relied upon as an indication of the future performance of the Portfolio because, among other things, the asset sizes and expenses of Lazard Mid Cap Fund and the Portfolio will vary.


The table below compares the Lazard Mid Cap Fund's average annual compounded total returns for the 1-, 5- and 10-year periods through 12/31/07 with the S&P Mid Cap 400 Index, an unmanaged index which measures the performance of mid-sized companies and covers approximately 7% of the U.S. equities market. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index. The calculations of total return assume the reinvestment of all dividends and capital gain distributions and the deduction of all recurring expenses that were charged to shareholder accounts. These figures do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower.



          Average Annual Total Return as of 12/31/07
-------------------------------------------------------------
                                         1 Year 5 Year 10 Year
---------------------------------------- ------ ------ -------
Lazard Mid Cap Fund--Institutional Class -2.93% 14.38%   9.61%
S&P Mid Cap 400 Index                     7.98% 16.20%  11.19%



LEGG MASON CAPITAL MANAGEMENT, INC. ("LMCM"), 100 Light Street, Baltimore, Maryland 21202, is the Adviser to the Legg Mason Value Equity Portfolio of the Trust. LMCM provides investment advisory services for registered mutual funds, company retirement plans, foundations, endowments, trust companies, and high net-worth individuals. As of December 31, 2007, LMCM and its sister company had aggregate assets under management of approximately $59.7 billion.


  . MARY CHRIS GAY, as portfolio manager, has primary responsibility for the day-to-day management of the Portfolio. Ms. Gay will employ the investment strategies of Bill Miller, the Chief Investment Officer ("CIO") of LMCM. Ms. Gay is a Senior Vice President and Portfolio Manager at LMCM. Ms. Gay has managed or co-managed equity funds advised by LMCM since 1998 and has been employed by one or more affiliates of Legg Mason, Inc. ("Legg Mason") since 1989. Mr. Miller, as CIO, leads LMCM's investment team and is the creator of the LMCM investment process. Mr. Miller has been associated with Legg Mason since 1982.

PRIOR EXPERIENCE WITH COMPARABLE FUND

The Legg Mason Value Equity Portfolio and the Legg Mason Value Trust, Inc. ("Legg Mason Value Trust"), which is also advised by LMCM, have substantially similar investment objectives, policies and strategies. LMCM began managing the Legg Mason Value Trust on April 1, 2005. Prior to that date, the Legg Mason Value Trust was managed by Legg Mason Funds Management, Inc. ("LMFM"), an affiliate of LMCM. LMFM and LMCM have substantially the same portfolio management personnel. The Legg Mason Value Trust is managed in the same manner both before and after April 1, 2005. Since the Portfolio commenced operations in November, 2005, it has a limited operating history. In order to provide you with information regarding the investment capabilities of LMCM, performance information regarding the Legg Mason Value Trust is presented. Management fees paid by the Legg Mason Value Trust are more than the fees paid by the Portfolio. If the same level of management fees charged to the Portfolio had been charged to the Legg Mason Value Trust, the average annual return during the period would have been higher than the returns set forth below. This result assumes that the current management fee paid by the Legg Mason Value Equity Trust, as a percentage of average net assets, applied in all prior periods. Such performance information should not be relied upon as an indication of the future performance of the Portfolio because, among other things, the asset sizes and expenses of Legg Mason Value Trust and the Portfolio will vary.


The table below compares the Legg Mason Value Trust's average annual compounded total returns for the 1-, 5- and 10-year periods through December 31, 2007 with the Standard & Poor's 500 Composite Stock Index ("S&P 500 Index"). An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index. The calculations of total return assume the reinvestment of all dividends and capital gain distributions and the deduction of all recurring expenses that were charged to shareholder accounts. These figures do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower.



            Average Annual Total Return as of 12/31/07
-----------------------------------------------------------------
                                             1 Year 5 Year 10 Year
-------------------------------------------- ------ ------ -------
Legg Mason Value Trust--Primary Class shares -6.66% 10.83%  7.92%
S&P 500 Index                                 5.49% 12.83%  5.91%



LORD, ABBETT & CO. LLC ("Lord Abbett"), 90 Hudson Street, Jersey City, New Jersey 07302, is the Adviser to the Lord Abbett Bond Debenture, Lord Abbet Growth and Income and Lord Abbett Mid Cap Value Portfolios of the Trust. Founded in 1929, Lord Abbett manages one of the nation's oldest mutual fund complexes, with assets under management of approximately $110 billion in mutual funds and other advisory accounts as of December 31, 2007.


LORD ABBETT BOND DEBENTURE PORTFOLIO


  . Lord Abbett uses a team of investment managers and analysts acting together to manage the Portfolio's investments. CHRISTOPHER J. TOWLE, Partner and Investment Manager of Lord Abbett, heads the team and is primarily responsible for the day-to-day management of the Portfolio. Mr. Towle joined with Lord Abbett in 1987, is the holder of a Chartered Financial Analyst designation and has been in the investment business since 1980. He has been a member of the team since 1993.


LORD ABBETT GROWTH AND INCOME PORTFOLIO


  . ELI M. SALZMANN is primarily responsible for the day-to-day management of the Portfolio. Mr. Salzmann is a Partner of Lord Abbett and has been with Lord Abbett since 1997. Mr. Salzmann is the Investment Team Leader and has been a member of the investment team since 1998.

LORD ABBETT MID CAP VALUE PORTFOLIO


  . Lord Abbett uses a team of investment managers and analysts acting together to manage the Portfolio's investments. Edward K. von der Linde heads the team and the other senior member of the team is Howard E. Hansen. Messrs. von der Linde and Hansen are primarily and jointly responsible for the day-to-day management of the Portfolio. Mr. von der Linde is a partner and joined Lord Abbett in 1988. Mr. Hansen, Partner and Investment Manager, joined Lord Abbett in 1995.


MASSACHUSETTS FINANCIAL SERVICES COMPANY ("MFS"), 500 Boylston Street,
Boston, Massachusetts 02116, is the Adviser to the MFS(R) Emerging Markets Equity and MFS(R) Research International Portfolios of the Trust. MFS is America's oldest mutual fund organization. MFS is a subsidiary of Sun Life of Canada (U.S.) Financial Services Holdings, Inc., which in turn is an indirect majority owned subsidiary of Sun Life Financial, Inc. (a diversified financial services company). MFS and its predecessor organizations have a history of money management dating from 1924 and the founding of the first mutual fund, Massachusetts Investors Trust. Net assets under the management of the MFS organization were approximately $198 billion as of December 31, 2007.

MFS(R) EMERGING MARKETS EQUITY PORTFOLIO

  . The Portfolio is managed by NICHOLAS D. SMITHIE, an investment officer of MFS. Mr. Smithie has been a portfolio manager with MFS since 2002 and has been in the investment management area of MFS since 1998.

PRIOR EXPERIENCE WITH COMPARABLE FUND

The MFS(R) Emerging Markets Equity Portfolio and the MFS(R) Emerging Markets Equity Fund, which is also advised by MFS, have substantially similar investment objectives, policies, and strategies. Since the Portfolio commenced operations in 2006, it does not have a significant operating history. MFS began managing all of the assets of the MFS(R) Emerging Markets Equity Fund on November 30, 1999. Prior to November 30, 1999, another investment adviser managed certain assets of the Fund. Performance information for periods prior to November 30, 1999 reflects this former sub-investment advisory relationship. In order to provide you with information regarding the investment capabilities of MFS, performance information regarding the MFS(R) Emerging Markets Equity Fund is presented. Management fees paid by the MFS(R) Emerging Markets Equity Fund are the same as the fees paid by the Portfolio. Such performance information should not be relied upon as an indication of the future performance of the Portfolio because, among other things, the asset sizes and expenses of MFS(R) Emerging Markets Equity Fund and the Portfolio will vary.

The table below compares the MFS(R) Emerging Markets Equity Fund's average annual compounded total returns for the 1-, 5- and 10-year periods through 12/31/07 with the Morgan Stanley Capital International (MSCI) Emerging Markets Free Index, an unmanaged market capitalization weighted index that is designed to measure equity market performance in the global emerging markets. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index. The calculations of total return assume the reinvestment of all dividends and capital gain distributions and the deduction of all recurring expenses that were charged to shareholder accounts. These figures do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower.



                Average Annual Total Return as of 12/31/07
-------------------------------------------------------------------------
                                                     1 Year 5 Year 10 Year
---------------------------------------------------- ------ ------ -------
MFS(R) Emerging Markets Equity Fund (Class A shares)
 (Without Sales Charge)                              35.46% 35.61%  12.55%
MSCI Emerging Markets Index                          39.78% 37.46%  14.53%



MFS(R) RESEARCH INTERNATIONAL PORTFOLIO


  . The Portfolio is managed by a committee of research analysts under the general supervision of THOMAS MELENDEZ and JOSE LUIS GARCIA.


  . MR. MELENDEZ, an investment officer of MFS, joined MFS in 2002 as an associate portfolio manager with more than ten years experience, including three years as an Emerging Market Product Specialist for Schroders North America, two years as a General Manager for Schroders Argentina and three years as a Vice President, Latin American Fund Manager for Schroders Capital Management International, London.

  . MR. GARCIA, an investment officer of MFS and global equity research analyst, joined MFS in 2002. Prior to joining MFS, Mr. Garcia was Chief Executive Officer of Telefonica B2B in Mexico City for two years and for two years prior to that position, Principal of Texas Pacific Group.

OPPENHEIMERFUNDS, INC. ("Oppenheimer"), Two World Financial Center, 225 Liberty Street, 11/th/ Floor, New York, New York 10281, is the Adviser to the Oppenheimer Capital Appreciation Portfolio of the Trust. Oppenheimer has been an investment adviser since January 1960. Oppenheimer (including affiliates) managed more than $260 billion in assets as of December 31, 2007, including other Oppenheimer funds with more than 6 million shareholder accounts.

  .  MARC L. BAYLIN, CFA, acts as manager of the Portfolio.


  . Mr. Baylin joined Oppenheimer on September 6, 2005 as a Vice President. Prior to joining Oppenheimer, he was Managing Director and Lead Portfolio Manager at JP Morgan Fleming Investment Management from June 2002 to August 2005 and was a Vice President of T. Rowe Price where he was an analyst from June 1993 and a portfolio manager from March 1999 to June 2002.


PACIFIC INVESTMENT MANAGEMENT COMPANY LLC ("PIMCO"), 840 Newport Center Drive, Newport Beach, California 92660, is the Adviser to the PIMCO Total Return Portfolio of the Trust. PIMCO, a Delaware limited liability company, is a majority-owned subsidiary of Allianz Global Investors of America L.P. ("AGI LP"). Allianz SE is the indirect majority owner of AGI LP. Allianz SE is a European-based, multinational insurance and financial services holding company. As of December 31, 2007, PIMCO had approximately $746.3 billion in assets under management.

  . WILLIAM H. GROSS, CFA, Managing Director and co-chief investment officer, was a founding partner of PIMCO in 1971.

PIONEER INVESTMENT MANAGEMENT, INC., 60 State Street, Boston, Massachusetts 02109, is the Adviser to the Pioneer Fund and Pioneer Strategic Income Portfolios of the Trust. Pioneer is an indirect, wholly owned subsidiary of UniCredito Italiano S.p.A., one of the largest banking groups in Italy. Pioneer provides investment management and financial services to mutual funds, institutional and other clients. As of December 31, 2007, assets under management were approximately $78.6 billion.


PIONEER FUND PORTFOLIO

  . Day-to-day management of the Portfolio is the responsibility of JOHN A. CAREY, portfolio manager, and WALTER HUNNEWELL, JR., assistant portfolio manager. Messrs. Carey and Hunnewell are supported by Pioneer's domestic equity team. The team manages other Pioneer mutual funds investing primarily in U.S. equity securities. Mr. Carey and Mr. Hunnewell may draw upon the research and investment management expertise of the global research team, which provides fundamental research on companies and includes members from Pioneer's affiliate, Pioneer Investment Management Limited. Mr. Carey is director of portfolio management and an executive vice president of Pioneer. Mr. Carey joined Pioneer as an analyst in 1979. Mr. Hunnewell is a vice president of Pioneer. He joined Pioneer in August 2001 and has been an investment professional since 1985. Prior to joining Pioneer, Mr. Hunnewell was an independent investment manager and a fiduciary of private asset portfolios from 2000 to 2001.

PIONEER STRATEGIC INCOME PORTFOLIO

  . Day-to-day management of the Portfolio is the responsibility of KENNETH J. TAUBES. Mr. Taubes is supported by the fixed income team. Members of this team manage other Pioneer funds investing primarily in fixed income securities. The portfolio manager and the team also may draw upon the research and investment management expertise of the global research team, which provides fundamental research on companies and includes members from Pioneer's affiliate, Pioneer Investment Management Limited. Mr. Taubes is responsible for overseeing the U.S. and global fixed income teams. He joined Pioneer as a senior vice president in September 1998 and has been an investment professional since 1982.


T. ROWE PRICE ASSOCIATES, INC. ("T. Rowe Price"), 100 East Pratt Street, Baltimore, Maryland 21202, is the Adviser to the T. Rowe Price Mid Cap Growth Portfolio of the Trust. T. Rowe Price was founded in 1937. As of December 31, 2007, T. Rowe Price and its affiliates managed over $400 billion in assets for individual and institutional investor accounts. T. Rowe Price is a wholly-owned subsidiary of T. Rowe Price Group, Inc., a publicly traded financial services holding company.


  . The investment management decisions for the Portfolio are made by an Investment Advisory Committee. BRIAN W. H. BERGHUIS acts as Chairman of the Committee. The Committee Chairman has day-to-day responsibility for managing the Portfolio and works with the Committee in developing and executing the Portfolio's investment program. Mr. Berghuis has been chairman of the T. Rowe Price Mid-Cap Growth Fund's committee since 1992. He joined T. Rowe Price in 1985 and has been managing investments since 1988.

TEMPLETON GLOBAL ADVISORS LIMITED ("Templeton"), Lyford Cay, Nassau, Bahamas, is the Adviser to the Met/Templeton Growth Portfolio. Templeton is an indirect, wholly-owned subsidiary of Franklin Resources, Inc. Together, Templeton and its affiliates managed over $643 billion in assets as of December 31, 2007.

The Met/Templeton Growth Portfolio is managed by a team of professionals focused on investments in equity securities. The portfolio managers of the team are as follows:

  . LISA F. MYERS CFA, Senior Vice President of Templeton. Ms. Myers provides research and advice on purchases and sales of individual securities and portfolio risk assessment. She joined Franklin Templeton in 1996.

  . TUCKER SCOTT CFA, Executive Vice President of Templeton. Mr. Scott provides research and advice on the purchases and sales of individual securities, and portfolio risk assessment. He joined Franklin Templeton in 1996.

  . CYNTHIA L. SWEETING CFA, President of Templeton. She joined Franklin Templeton in 1997.

Ms. Sweeting has primary responsibility for the investments of the Fund. She has authority over all aspects if the Fund's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio risk assessment, and the management requirements. The degree to which she may perform these functions, and the nature of these functions, may change from time to time.

PRIOR EXPERIENCE WITH COMPARABLE FUND

The Met/Templeton Growth Portfolio and the Templeton Growth Fund, Inc., a retail fund which is also advised by Franklin Mutual, have substantially similar investment objectives, policies, and strategies. Since the Met/Templeton Growth Portfolio commenced operations in April 2008, it does not have any operating history. In order to provide you with information regarding the investment capabilities of Templeton, performance information regarding the Templeton Growth Fund, Inc. is presented. Management fees paid by the Templeton Growth Fund, Inc. are lower than the fees to be paid by the Portfolio. If the same level of management fees charged to the Portfolio had been charged to the Templeton Growth Fund, Inc., the average annual return during the period would have been lower than the returns set forth below. This result assumes that the current management fee paid by the Templeton Growth Fund, Inc., as a percentage of average net assets, applied to all prior periods. Such performance information should not be relied upon as an indication of the future performance of the Portfolio because, among other things, the asset sizes and expenses of the Templeton Growth Fund, Inc. and the Portfolio will vary.

The table below compares the Templeton Growth Fund, Inc.'s average annual compounded total returns for the 1-, 5- and 10-year periods through 12/31/07 with the MSCI World Index, a free float-adjusted, market capitalization-weighted index designed to measure equity market performance in global developed markets. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index. The calculations of total return assume the reinvestment of all dividends and capital gain distributions and the deduction of all recurring expenses that were charged to shareholder accounts. These figures do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower.



            Average Annual Total Return as of 12/31/07
-----------------------------------------------------------------
                                           1 Year 5 Years 10 Years
------------------------------------------ ------ ------- --------
Templeton Growth Fund, Inc.--Advisor Class  2.44%  16.20%   9.72%
MSCI World Index                            9.57%  17.53%   7.45%



MORGAN STANLEY INVESTMENT MANAGEMENT, INC., doing business in certain instances (including in its role as Adviser to the Portfolios) under the name Van Kampen ("Van Kampen"), 522 Fifth Avenue, New York, New York 10036, is the Adviser to the Van Kampen Comstock and Van Kampen Mid Cap Growth Portfolios of the Trust. Van Kampen is a direct wholly-owned subsidiary of Morgan Stanley. As of December 31, 2007, Van Kampen, together with its affiliated asset management companies, managed approximately $589.5 billion in assets.


VAN KAMPEN COMSTOCK PORTFOLIO




  . The Portfolio is managed by Van Kampen's Multi-Cap Value team. The team is made up of established investment professionals. Current members of the team include B. ROBERT BAKER, JR., JASON S. LEDER, KEVIN C. HOLT, DEVIN E. ARMSTRONG and JAMES N. WARWICK. Mr. Baker is a Managing Director with Van Kampen and has been employed by Van Kampen since 1991. Mr. Leder and Mr. Holt are Managing Directors with Van Kampen and have been employed by Van Kampen since 1995 and 1999, respectively. Mr. Warwick is an Executive Director with Van Kampen and has been employed by Van Kampen since 2002. Mr. Armstrong is a Vice President of Van Kampen, and has been employed by Van Kampen since 2004. Prior to 2004, Mr. Armstrong was attending Columbia Business School. Mr. Baker is the lead manager of the Portfolio and Messrs. Leder, Holt, Armstrong and Warwick are co-portfolio managers. Mr. Baker is responsible for the execution of the overall strategy of the Portfolio.

PRIOR PERFORMANCE OF COMPARABLE ACCOUNTS



Since the Van Kampen Comstock Portfolio commenced operations in April 2005, it does not have a significant operating history. In order to provide you with information regarding the investment capabilities of Van Kampen, performance information regarding the Van Kampen Comstock Composite is presented. This chart does not show you the performance of the Van Kampen Comstock Portfolio--it shows the performance of similar accounts also managed by Van Kampen. This chart shows the historical performance of the Van Kampen Comstock Composite. The accounts in the Composite have investment objectives, policies and strategies that are substantially similar to those of the Van Kampen Comstock Portfolio. As of December 31, 2007 the Composite consisted of 36 mutual funds.

The performance shows the historical track record of the Adviser and is not intended to imply how the Van Kampen Comstock Portfolio will perform. Total returns represent past performance of the Composite and not the Van Kampen Comstock Portfolio.

                             Annual total returns
                   for the periods ending December 31, 2007



               Van Kampen                   Russell
                Comstock       S&P 500     1000 Value
Year/Period Composite (%)(1) Index (%)(2) Index (%)(2)
----------- ---------------- ------------ ------------
  2007            -2.19           5.49        -0.17
  2006            15.98          15.79        22.25
  2005             4.20           4.91         7.05
  2004            17.36          10.88        16.49
  2003            30.67          28.68        30.03
  2002           -19.80         -22.09       -15.52
  2001            -1.98         -11.88        -5.59
  2000            31.73          -9.12         7.02
  1999             2.26          21.04         7.35
  1998            20.05          28.57        15.63
  1997            29.84          33.36        35.18
  1996(3)          7.56           5.42        21.64



       (1) This column shows performance after average advisory fees and operating expenses charged to the accounts in the composite have been deducted, including custody fees and other expenses normally paid by such accounts. The Van Kampen Comstock Portfolio's fees and expenses are generally expected to be higher than those reflected in this composite, which would reduce performance. The composite does not reflect the deduction of mutual fund sales loads, if applicable.
       (2) The Standard & Poor's 500 Composite Stock Price Index is an index of the stocks of approximately 500 large- and medium-sized companies traded in U.S. stock markets. Results include reinvested dividends. The Russell 1000 Value Index consists of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.
       (3) The inception date of the composite was 10/31/96. Total returns and expenses are not annualized for the first year of operations.

VAN KAMPEN MID CAP GROWTH PORTFOLIO

     The Portfolio is managed by the Van Kampen U.S. Growth team. Current members of the team jointly and primarily responsible for the day-to-day management of the Portfolio are DENNIS LYNCH, DAVID COHEN and SAM CHAINANI each a Managing Director of Van Kampen, and ALEXANDER NORTON and JASON YEUNG, each an Executive Director of Van Kampen.

     Mr. Lynch has worked in an investment management capacity for Van Kampen since 1998. Mr. Cohen has worked in an investment management capacity for Van Kampen since 1993. Mr. Chainani has worked in an investment management capacity for Van Kampen since 1996. Mr. Norton has worked in an investment management capacity for Van Kampen since 2000. Mr. Yeung has worked in an investment management capacity for Van Kampen since 2002. Mr. Lynch is the lead manager of the Portfolio and Messrs. Cohen, Chainani, Norton and Yeung are co-portfolio managers. Members of the team collaborate to manage the assets of the Portfolio.

PRIOR PERFORMANCE OF COMPARABLE ACCOUNTS

Van Kampen began managing the Van Kampen Mid Cap Growth Portfolio in October, 2006. In order to provide you with information regarding the investment capabilities of Van Kampen, composite performance information regarding the Van Kampen Mid Cap Growth strategy is presented. The accounts in the Van Kampen Mid Cap Growth Composite have investment objectives, policies and strategies that are substantially similar to those of the Portfolio. The table below does not show you the performance of the Portfolio--it shows the performance of similar accounts managed by Van Kampen. As of December 31, 2007, the Van Kampen Mid Cap Growth Composite consisted of 23 accounts.

The table below compares the historical performance of the Van Kampen Mid Cap Growth Composite with the Russell Mid Cap Growth Index. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index. The calculations of total return assume the reinvestment of all dividends and capital gain distributions and the deduction of all recurring expenses that were charged to shareholder accounts. These figures do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower.



           Annual Total Returns
-------------------------------------------
               Van Kampen       Russell
             Mid Cap Growth  Mid Cap Growth
Year/Period Composite (%)(1)  Index (%)(2)
----------- ---------------- --------------
  2007            22.60           11.43
  2006             9.64           10.66
  2005            17.86           12.10
  2004            21.41           15.48
  2003            41.97           42.71
  2002(3)        -27.54          -24.97



       (1) This column shows performance after average advisory fees and operating expenses charged to the accounts in the composite have been deducted, including custody fees and other expenses normally paid by such accounts. The Portfolio's fees and expenses are generally expected to be higher than those reflected in this composite, which would reduce performance. The composite does not reflect the deduction of mutual fund sales loads, if applicable. If sales loads were reflected, the annual returns would have been lower.
       (2) The Russell Midcap Growth Index measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000 Growth index. Results include reinvested dividends.
       (3) The inception date of the composite was 1/31/02. Total returns and expenses are not annualized for the first year of operations.



DISTRIBUTION PLANS

Each Portfolio has adopted for its Class B and Class E shares a plan pursuant to Rule 12b-1 under the 1940 Act (the "Plan") and pursuant to the Plan, entered into a Distribution Agreement with MetLife Investors Distribution Company, located at 5 Park Plaza, Suite 1900, Irvine, California 92614. MetLife Investors Distribution Company is an affiliate of the Manager, and serves as principal underwriter for the Trust. The Plan permits the use of Trust assets to help finance the distribution of the shares of the Portfolios. Under the Plan, the Trust, on behalf of the Portfolios, is permitted to pay to various service providers up to 0.50% for Class B shares and up to 0.25% for Class E shares of the average daily net assets of each Portfolio allocated, as applicable, to Class B and Class E shares as payment for services rendered in connection with the distribution of the shares of the Portfolios. Currently, payments with respect to Class B shares and Class E shares are limited to 0.25% and 0.15%, respectively, of average net assets, which amount may be increased to the full Plan amount by the Trustees of the Trust without shareholder approval. Because these fees are paid out of Trust assets on an on-going basis, over time these costs will increase the cost of your investment and may cost you more than other types of sales charges.

YOUR INVESTMENT

SHAREHOLDER INFORMATION

The separate accounts of MetLife are the record owners of the Portfolios' shares. Any reference to the shareholder in this Prospectus technically refers to those separate accounts and not to you, the Contract owner. The legal rights of you, the Contract owner, are different from the legal rights of the record owner.

However, MetLife is required to solicit instructions from Contract owners when voting on shareholder issues. Any voting by MetLife as shareholder would therefore reflect the actual votes of Contract owners. Neither the Securities and Exchange Commission nor MetLife requires any specific minimum percentage of Contract owners to vote in order for MetLife to echo vote the remaining unvoted votes. MetLife seeks to obtain a reasonable level of turnout given the particular voting trend. MetLife may use various methods of encouraging Contract owners to vote, including additional solicitations. The practice of echo voting means that a minority of Contract owners may, in practice, determine whether an item passes or fails. Please see "Voting Rights" in the prospectus for the Contracts accompanying this Prospectus for more information on your voting rights.

DISCLOSURE OF PORTFOLIO HOLDINGS

Shares of the Trust are offered only to separate accounts of the Insurance Companies. The following information is generally made available on one or more of the Insurance Company websites (including www.metlifeinvestors.com): (i) the ten largest portfolio holdings of each Portfolio; (ii) unless the Adviser has objected, the percentage of the Portfolio's net assets that each of the portfolio holdings represents; and (iii) the percentage of the Portfolio's net assets that these holdings represent in the aggregate. Unless the Adviser has objected, this information is posted on the website as early as on or about the tenth business day following the calendar quarter and no later than on or about the first business day of the second month following the calendar quarter. The Trust may exclude any portion of these holdings from the posting when deemed in the best interest of the Trust. These postings generally remain until replaced by new postings as described above. For these purposes, a Portfolio's ten largest portfolio holdings are not considered to include swaps, futures, or forward currency transactions or transactions transmitted to the Trust's custodian after certain established cut-off times.

A description of the Portfolios' policies and procedures with respect to the disclosure of the Portfolios' portfolio securities is available in the SAI.

DIVIDENDS, DISTRIBUTIONS AND TAXES

DIVIDENDS AND DISTRIBUTIONS

Each Portfolio intends to distribute substantially all of its net investment income, if any. Each Portfolio distributes its dividends from its net investment income to MetLife's separate accounts at least once a year and not to you, the Contract owner. These distributions are in the form of additional shares and not cash. The result is that a Portfolio's investment performance, including the effect of dividends, is reflected in the cash value of the Contracts. Please see the Contract prospectus accompanying this Prospectus for more information.

All net realized long- or short-term capital gains of each Portfolio are also declared once a year and reinvested in the Portfolio.

TAXES

Please see the Contract prospectus accompanying this Prospectus for a discussion of the tax impact on you resulting from the income taxes the separate accounts owe as a result of their ownership of a Portfolio's shares and their receipt of dividends and capital gains.

Each Portfolio expects to qualify and to continue to qualify as a regulated investment company under Subchapter M of the Code. As qualified, a Portfolio is not subject to federal income tax on that part of its taxable income that it distributes to you. Taxable income consists generally of net investment income, and any capital gains. It is each Portfolio's intention to distribute all such income and gains.

Shares of each Portfolio are currently offered only to the separate accounts of MetLife. Separate accounts are insurance company separate accounts that fund life insurance policies and annuity contracts. Under the Code, an insurance company pays no tax with respect to income of a qualifying separate account when the income is properly allocable to the value of eligible variable annuity or variable life insurance contracts. For a discussion of the taxation of life insurance companies and the separate accounts, as well as the tax treatment of the policies and annuity contracts and the holders thereof, see the discussion of federal income tax considerations included in the prospectus for the Contracts.

Section 817(h) of the Code and the regulations thereunder impose "diversification" requirements on the assets underlying a Contract. Each Portfolio intends to maintain diversification which will allow each Contract to satisfy these requirements. These requirements are in addition to the diversification requirements imposed on each Portfolio by Subchapter M and the 1940 Act. Technically, the section 817(h) requirements provide that, with limited exceptions, as of the end of each calendar quarter or within thirty days thereafter no more than 55% of the assets underlying a Contract may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments, and no more than 90% by any four investments. For this purpose, an investment in a Portfolio is treated not as a single investment but as an investment in each asset owned by the Portfolio, so long as shares of the Portfolio are owned only by separate accounts of insurance companies, by qualified pension and retirement plans, and by a limited class of other investors. The Portfolios are and will be so owned. Thus so long as each Portfolio meets the section 817(h) diversification tests, each Contract will also meet those tests. See the prospectus for the Contracts.

The foregoing is only a summary of some of the important federal income tax considerations generally affecting a Portfolio and you; see the SAI for a more detailed discussion. You are urged to consult your tax advisers.

REPORT TO POLICYHOLDERS

The fiscal year of each Portfolio ends on December 31 of each year. The Trust will send to you, at least semi-annually, reports which show the Portfolios' composition and other information. An annual report, with audited information, will be sent to you each year.

SALES AND PURCHASES OF SHARES


The Trust does not sell its shares directly to the public. The Trust continuously sells Class A shares, Class B shares and Class E shares of the Portfolios, as applicable, only to the separate accounts of MetLife to fund Contracts. Class E shares of the Portfolios are not being offered by this Prospectus. The Trust could also offer shares to other separate accounts of other insurers if approved by the Board of Trustees.


PURCHASE AND REDEMPTION OF SHARES

MetLife Investors Distribution Company is the principal underwriter and distributor of the Trust's shares. MetLife Investors Distribution Company places orders for the purchase or redemption of shares of each Portfolio based on, among other things, the amount of net Contract premiums or purchase payments transferred to the separate accounts, transfers to or from a separate account investment division and benefit payments to be effected on a given date pursuant to the terms of the Contract. Such orders are effected, without sales charge, at the net asset value per share for each Portfolio determined on that same date. The Trust reserves the right to reject or limit all or part of any purchase or exchange order for any reason.

The Portfolios are available as investment options under a number of different variable insurance products, many of which do not limit the number of transfers among the available underlying funds. A large number of transfers could raise transaction costs for a Portfolio and could require the Adviser to maintain increased cash reserves, which could harm performance in rising markets.


Shares of the Portfolios are sold and redeemed at their net asset value without the imposition of any sales commission or redemption charge. Class A shares are not subject to a Rule 12b-1 fee. Class B and Class E shares are subject to a Rule 12b-1 fee of 0.25% and 0.15%, respectively, of average daily net assets. (However, certain sales or other charges may apply to the Contract, as described in the Contract prospectus.) Under certain circumstances, redemption proceeds may be paid in securities or other property rather than in cash if the Manager determines it is in the best interests of the Trust.


MARKET TIMING

The Trust's Board of Trustees has adopted certain procedures, described below, to discourage certain types of trading in Portfolio shares that may be harmful to long-term investors, specifically (i) trading that is designed to exploit pricing inefficiencies and thereby dilute the returns of long-term investors; or (ii) frequent trading by an investor that generates sufficiently volatile cash flows to be disruptive to a portfolio manager's ability to manage a Portfolio's assets ((i) or (ii), "market timing"). The Trust is not intended for investment by market timers. The Trust does not knowingly accommodate market timing in any Portfolio and, to the Trust's knowledge, there are no arrangements currently in place that are designed to permit any contract owner to engage in market timing. As discussed above, the Trust reserves the right to reject or limit all or part of any purchase or exchange order for any reason.


The Trust requires that the insurance company separate accounts that invest in the Portfolios have in place policies and procedures reasonably designed to detect and deter market timing in the separate accounts by contract owners. In addition, the Manager monitors cash flows of certain Portfolios identified as presenting pricing inefficiencies that could potentially be exploited by market timers, and, with respect to each Portfolio, conducts certain tests to help detect cash outflows or cash flow volatility that may be disruptive to a portfolio manager's ability to manage the Portfolio. If, based on such monitoring, the Manager believes (i) that a Portfolio's cash flows may reflect a pattern of market timing or (ii) that a Portfolio's cash flows may reflect frequent trading that is disruptive to the management of the Portfolio and it is appropriate given the context of the cash flow volatility (e.g., type of Portfolio, amount of assets), the Manager will refer the matter to the appropriate insurance company or companies.

Further, in accordance with Rule 22c-2 under the 1940 Act, the Trust has contracted with insurance separate accounts to enable it to request and receive information regarding transactions in the shares of the Trust's Portfolios and limit transactions that violate the Trust's policies on market timing.


If the Trust finds that any insurance company has in place inadequate policies and procedures, with respect to a particular separate account, to detect and deter market timing in Portfolio shares and there is evidence of market timing in that separate account, the Trust or any of its Portfolios may be discontinued as an investment option of that separate account. In such an event, all contract owners of such separate account would no longer be able to make new investments in the Trust or any of its Portfolios. The Trust reserves the right to modify this policy, including any procedures established from time to time to effectuate this policy, at any time without notice.

LIMITATIONS ON THE TRUST'S ABILITY TO DETECT AND DETER MARKET TIMING

The Portfolios are available as investment options under a number of different variable insurance products. Owners of these variable insurance products transfer value among sub-accounts of the insurance company separate accounts by contacting the insurance companies. The resulting purchases and redemptions of Portfolio shares are made through omnibus accounts of the insurance companies. The right of an owner of such a variable insurance product to transfer among sub-accounts is governed by a contract between the insurance company and such owner. Many of these contracts do not limit the number of transfers among the available underlying funds that a contract owner may make. The terms of these contracts, the presence of financial intermediaries (including the insurance companies) between the Trust and contract owners, the utilization of omnibus accounts by these intermediaries and other factors such as state insurance laws may limit the Trust's ability to detect and deter market timing. Multiple tiers of such financial intermediaries may further compound the Trust's difficulty in detecting and deterring such market timing activities.

RISKS ASSOCIATED WITH MARKET TIMING GENERALLY

While the Trust will try to detect and deter market timing by utilizing the procedures described above, these procedures may not be successful in identifying or deterring market timing. By realizing profits through short-term trading, contract owners that engage in market timing activities may dilute the value of shares held by long-term investors. Cashflow volatility resulting from frequent trading of Portfolio shares, especially involving large dollar amounts, may disrupt a portfolio manager's ability to manage the Portfolio's assets. Frequent trading may be disruptive if it makes it difficult for a Portfolio to implement its long-term investment strategies, for example by causing the Portfolio to maintain a higher level of its assets in cash to accommodate such frequent trading. Frequent trading may also be disruptive if it forces a Portfolio to sell portfolio securities at inopportune times to raise cash to accommodate such trading activity. In addition, frequent trading may cause a Portfolio to incur increased expenses. For example, as a result of such frequent trading, a Portfolio may be forced to liquidate investments and thereby incur increased brokerage costs and realization of taxable capital gains without attaining any investment advantage. All of these factors may adversely affect Portfolio performance.

Associated with an investment in a Portfolio that itself invests in securities that are, for example, thinly traded, traded infrequently, or relatively less liquid is the risk that the current market price for the securities may not accurately reflect current market values. A market timer may seek to engage in strategies designed to take advantage of these pricing differences ("price arbitrage") and thereby dilute the returns of long-term investors. Portfolios that may be adversely affected by price arbitrage include those Portfolios that significantly invest in small cap equity securities and in certain fixed-income securities, such as high yield bonds.

A Portfolio that invests significantly in foreign securities may be particularly susceptible to strategies designed to exploit pricing inefficiencies. This is because foreign securities are typically traded on markets that close well before the time a Portfolio calculates its net asset value (typically at 4:00 p.m. Eastern Time), which gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities. The time zone differences among international stock markets can allow a market timer engaging in certain strategies to exploit differences in Portfolio share prices that are based on closing prices of foreign securities established some time before the Portfolio calculates its own share price (a type of price arbitrage referred to as "time zone arbitrage"). As discussed more fully below, the Trust has procedures, referred to as fair value pricing, that allow the Trust to adjust closing market prices of foreign securities to reflect what is believed to be the fair value of those securities at the time a Portfolio calculates its net asset value. While there is no assurance, the Portfolios expect that the use of fair value pricing will reduce a market timer's ability to engage in time zone arbitrage to the detriment of Portfolio shareholders.

VALUATION OF SHARES


Each Portfolio's net asset value ("NAV") per share is ordinarily determined once daily, as of the close of the regular session of business on the New York Stock Exchange (NYSE) (usually at 4:00 p.m., Eastern Time), on each day the NYSE is open. To the extent that the Portfolio's assets are traded in other markets when the NYSE is closed, the value of the Portfolio's assets may be effected on days when the Trust is not open for business. In addition, trading in some of the Portfolio's assets may not occur when the Trust is open for business.

NAV of a Portfolio share is computed by dividing the value of the net assets of the Portfolio by the total number of shares outstanding in the Portfolio. Share prices for any transaction are those next calculated after receipt of an order.


Except for money market instruments maturing in 60 days or less and foreign securities as discussed below, securities held by the Portfolios are valued at market value. If market values are not readily available, or if available market quotations are not reliable, securities are priced at their fair value as determined by the Valuation Committee of the Trust's Board of Trustees using procedures approved by the Board of Trustees. The Portfolios may use fair value pricing if the value of a security has been materially affected by events occurring before the Portfolio's calculation of NAV but after the close of the primary markets on which the security is traded. The Portfolios may also use fair value pricing if reliable market quotations are unavailable due to infrequent trading or if trading in a particular security was halted during the day and did not resume prior to the Portfolios' calculation of NAV. The use of fair value pricing has the effect of valuing a security based upon the price a Portfolio might reasonably expect to receive if it sold that security but does not guarantee that the security can be sold at the fair value price. Further, because of the inherent uncertainty of fair valuation, a fair valuation price may differ significantly from the value that would have been used had a ready market for the investment existed, and these differences could be material. With respect to any portion of a Portfolio's assets that is invested in other open-end investment companies, that portion of the Portfolio's NAV is calculated based on the NAV of that investment company. The prospectus for the other investment company explains the circumstances and effects of fair value pricing for that investment company.

Each Portfolio has retained a third party pricing service to automatically fair value each of its investments that is traded principally on a foreign exchange or market, subject to adjustment by the Trust's Valuation Committee. The Valuation Committee will regularly monitor and review the services provided by the pricing service to the Portfolios and periodically report to the Board on the pricing services' performance.

Money market instruments maturing in 60 days or less are valued on the amortized cost basis.

FINANCIAL HIGHLIGHTS


The following financial highlights tables are intended to help you understand each Portfolio's Class A shares, Class B shares and Class E shares financial performance, as applicable, for the past 5 years (or for its period of operation in the case of Portfolios that have operated for less than 5 years). Certain information reflects financial results for a single Portfolio share. Total return in each table shows how much an investment in a Portfolio would have increased (or decreased) during each period (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, whose report is included in the Annual Report of each Portfolio, which are available upon request. The information for the year ended December 31, 2007; the period ended December 31, 2006; the years ended October 31, 2006; and October 31, 2005 in the case of Pioneer Strategic Income Portfolio and Met/AIM Capital Appreciation Portfolio has been audited by Deloitte & Touche LLP. For the years 2003 and 2004, other independent accountants have audited this information with respect to each of Met/AIM Capital Appreciation Portfolio, Pioneer Fund Portfolio and Pioneer Strategic Income Portfolio.

  MET/AIM CAPITAL APPRECIATION PORTFOLIO*



                                             FOR THE
                                            YEAR ENDED  PERIOD ENDED
                                           DECEMBER 31, DECEMBER 31, FOR THE YEARS ENDED OCTOBER 31,
                                             2007(A)     2006(A)(B)  -------------------------------
CLASS A                                    ------------ ------------ 2006(A) 2005(A)  2004    2003
--------------------------------------------            -            -------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD          $10.83       $12.04    $11.11   $9.98    $9.63   $8.04
                                              ------      -------    ------  ------  ------- -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME (LOSS)                    0.01      0.00(c)      0.01    0.04   (0.02)  (0.02)
NET REALIZED AND UNREALIZED GAINS               1.28         0.31      1.01    1.10     0.37    1.61
                                              ------      -------    ------  ------  ------- -------
TOTAL FROM INVESTMENT OPERATIONS                1.29         0.31      1.02    1.14     0.35    1.59
                                              ------      -------    ------  ------  ------- -------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME          (0.01)       (0.02)    (0.02)  (0.01)       --      --
DISTRIBUTIONS FROM NET REALIZED CAPITAL       (0.03)       (1.50)    (0.07)      --       --      --
GAINS                                         ------      -------    ------  ------  ------- -------
TOTAL DISTRIBUTIONS                           (0.04)       (1.52)    (0.09)  (0.01)       --      --
                                              ------      -------    ------  ------  ------- -------
NET ASSET VALUE, END OF PERIOD                $12.08       $10.83    $12.04  $11.11    $9.98   $9.63
                                              ------      -------    ------  ------  ------- -------
TOTAL RETURN                                  11.92%       2.52%+     9.18%  11.47%    3.63%  19.78%
                                              ------      -------    ------  ------  ------- -------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)       $210.8       $198.3      $202    $238     $234    $178
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                       0.82%      0.88%++     0.92%   0.85%  0.85%**   0.85%
NET INVESTMENT INCOME (LOSS)                   0.08%      0.09%++     0.11%   0.34%  (0.18)% (0.25)%
PORTFOLIO TURNOVER RATE                        70.4%       12.4%+    113.0%   83.0%    71.0%   49.0%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE
NET ASSETS BEFORE REIMBURSEMENT BY THE
MANAGER AND BROKER REBATES:                    0.86%      0.93%++       N/A     N/A      N/A     N/A

--------------------------------------------------------------------------------

+  Non-Annualized.
++ Annualized.
N/A Not applicable.
* On May 1, 2006, the Portfolio received, through a plan of reorganization, all of the assets and assumed the liabilities of the AIM Capital
   Appreciation Portfolio, a portfolio of The Travelers Series Trust, that followed the same investment objective as the Portfolio. The information for each of the periods prior to May 1, 2006 is that of the predecessor AIM Capital Appreciation Portfolio and its predecessor fund.
** The Manager waived a portion of its management fee for the year ended
   October 31, 2004. The actual expense ratio did not change due to this waiver.
(a) Net investment income (loss) per share was calculated using average shares outstanding.
(b) Fiscal year end changed on November 1, 2006 from October 31 to December 31.
(c) Rounds to less than $0.005 per share.

                                         MET/AIM CAPITAL APPRECIATION PORTFOLIO


------------------------------------------------------------------------------------------------------

                                                                                  FOR THE PERIOD FROM
                                                                                     APRIL 28, 2007
                                                                                    (COMMENCEMENT OF
                                                                                     OPERATIONS) TO
CLASS E                                                                           DECEMBER 31, 2007(A)
------------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                                                      $11.41
                                                                                       ---------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT LOSS                                                                       (0.01)
NET REALIZED AND UNREALIZED GAINS                                                           0.49
                                                                                       ---------
TOTAL FROM INVESTMENT OPERATIONS                                                            0.48
                                                                                       ---------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                                                          --
                                                                                       ---------
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS                                                 --
                                                                                       ---------
TOTAL DISTRIBUTIONS                                                                           --
                                                                                       ---------
NET ASSET VALUE, END OF PERIOD                                                            $11.89
                                                                                       ---------
TOTAL RETURN                                                                              4.21%+
                                                                                       ---------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                                                    $20.8
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                                                 0.97%++
NET INVESTMENT LOSS                                                                    (0.14)%++
PORTFOLIO TURNOVER RATE                                                                   70.4%+
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS BEFORE REIMBURSEMENT BY THE
MANAGER AND BROKER REBATES:                                                              1.01%++

--------------------------------------------------------------------------------

+  Non-Annualized
++ Annualized
(a) Net investment income per share was calculated using average shares outstanding.

  CLARION GLOBAL REAL ESTATE PORTFOLIO#
(FORMERLY NEUBERGER BERMAN REAL ESTATE PORTFOLIO)



                                                                               FOR THE PERIOD FROM
                                                                                   MAY 1, 2004
                                                        FOR THE YEARS ENDED      (COMMENCEMENT OF
                                                            DECEMBER 31,          OPERATIONS) TO
                                                      ------------------------ DECEMBER 31, 2004(A)
CLASS A                                               2007(A)  2006(A) 2005(A) --------------------
-------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                    $18.13 $14.15  $12.47          $10.00
                                                      -------- ------  ------        --------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME:                                    0.22   0.28    0.30            0.55
NET REALIZED AND UNREALIZED GAINS (LOSSES)              (2.59)   4.81    1.40            2.42
                                                      -------- ------  ------        --------
TOTAL FROM INVESTMENT OPERATIONS                        (2.37)   5.09    1.70            2.97
                                                      -------- ------  ------        --------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                    (0.19) (0.19)      --          (0.22)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS           (1.49) (0.92)  (0.02)          (0.28)
                                                      -------- ------  ------        --------
TOTAL DISTRIBUTIONS                                     (1.68) (1.11)  (0.02)          (0.50)
                                                      -------- ------  ------        --------
NET ASSET VALUE, END OF PERIOD                          $14.08 $18.13  $14.15          $12.47
                                                      -------- ------  ------        --------
TOTAL RETURN                                          (14.79)% 37.90%  13.61%        29.73%++
                                                      -------- ------  ------        --------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                 $711.9 $627.5  $204.1           $77.1
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                 0.62%  0.66%   0.69%          0.84%+
NET INVESTMENT INCOME                                    1.35%  1.74%   2.27%          6.76%+
PORTFOLIO TURNOVER RATE                                 110.0%  73.0%   13.5%         52.3%++
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                 0.65%  0.70%   0.70%          0.84%+

--------------------------------------------------------------------------------

# Effective April 28, 2008, the Portfolio changed its name to Clarion Global Real Estate Portfolio and ING Clarion Real Estate Securities L.P. became the Portfolio's Adviser.
+  Annualized
++ Non-annualized
(a) Net Investment income per share was calculated using average shares outstanding.

                                          CLARION GLOBAL REAL ESTATE PORTFOLIO#
                              (FORMERLY NEUBERGER BERMAN REAL ESTATE PORTFOLIO)



                                                                               FOR THE PERIOD FROM
                                                                                   MAY 1, 2004
                                                        FOR THE YEARS ENDED      (COMMENCEMENT OF
                                                            DECEMBER 31,          OPERATIONS) TO
                                                      ------------------------ DECEMBER 31, 2004(A)
CLASS B                                               2007(A)  2006(A) 2005(A) --------------------
-------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                    $18.06 $14.11  $12.47          $10.00
                                                      -------- ------  ------        --------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME:                                    0.21   0.23    0.26            0.26
NET REALIZED AND UNREALIZED GAINS (LOSSES)              (2.62)   4.81    1.40            2.69
                                                      -------- ------  ------        --------
TOTAL FROM INVESTMENT OPERATIONS                        (2.41)   5.04    1.66            2.95
                                                      -------- ------  ------        --------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                    (0.15) (0.17)      --          (0.20)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS           (1.49) (0.92)  (0.02)          (0.28)
                                                      -------- ------  ------        --------
TOTAL DISTRIBUTIONS                                     (1.64) (1.09)  (0.02)          (0.48)
                                                      -------- ------  ------        --------
NET ASSET VALUE, END OF PERIOD                          $14.01 $18.06  $14.11          $12.47
                                                      -------- ------  ------        --------
TOTAL RETURN                                          (15.01)% 37.58%  13.29%        29.55%++
                                                      -------- ------  ------        --------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                 $484.8 $623.4  $316.4          $167.2
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                 0.87%  0.92%   0.94%          0.98%+
NET INVESTMENT INCOME                                    1.30%  1.43%   2.00%          3.45%+
PORTFOLIO TURNOVER RATE                                 110.0%  73.0%   13.5%         52.3%++
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                 0.90%  0.95%   0.95%          0.98%+

--------------------------------------------------------------------------------

# Effective April 28, 2008, the Portfolio changed its name to Clarion Global Real Estate Portfolio and ING Clarion Real Estate Securities L.P. became the Portfolio's Adviser.
+  Annualized
++ Non-annualized
(a) Net Investment income per share was calculated using average shares outstanding.

  CLARION GLOBAL REAL ESTATE PORTFOLIO#

(FORMERLY NEUBERGER BERMAN REAL ESTATE PORTFOLIO)



                                                                                       FOR THE PERIOD FROM
                                                                                           MAY 1, 2004
                                                                                         (COMMENCEMENT OF
                                                      FOR THE YEARS ENDED DECEMBER 31,    OPERATIONS) TO
                                                      -------------------------------- DECEMBER 31, 2004(A)
CLASS E                                               2007(A)     2006(A)    2005(A)   --------------------
---------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                    $18.08    $14.13     $12.47            $10.00
                                                       --------   ------     ------          --------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME:                                    0.26      0.25       0.28              0.33
NET REALIZED AND UNREALIZED GAINS (LOSSES)              (2.64)      4.80       1.40              2.64
                                                       --------   ------     ------          --------
TOTAL FROM INVESTMENT OPERATIONS                        (2.38)      5.05       1.68              2.97
                                                       --------   ------     ------          --------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                    (0.17)    (0.18)         --            (0.22)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS           (1.49)    (0.92)     (0.02)            (0.28)
                                                       --------   ------     ------          --------
TOTAL DISTRIBUTIONS                                     (1.66)    (1.10)     (0.02)            (0.50)
                                                       --------   ------     ------          --------
NET ASSET VALUE, END OF PERIOD                          $14.04    $18.08     $14.13            $12.47
                                                       --------   ------     ------          --------
TOTAL RETURN                                          (14.86)%    37.62%     13.45%          29.69%++
                                                       --------   ------     ------          --------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                  $72.7    $119.2      $51.3             $20.9
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                 0.76%     0.82%      0.84%            0.91%+
NET INVESTMENT INCOME                                    1.54%     1.55%      2.14%            4.19%+
PORTFOLIO TURNOVER RATE                                 110.0%     73.0%      13.5%           52.3%++
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                 0.80%     0.85%      0.84%            0.91%+

--------------------------------------------------------------------------------

# Effective April 28, 2008, the Portfolio changed its name to Clarion Global Real Estate Portfolio and ING Clarion Real Estate Securities L.P. became the Portfolio's Adviser.
+  Annualized
++ Non-annualized
(a) Net Investment income per share was calculated using average shares outstanding.

                                              DREMAN SMALL CAP VALUE PORTFOLIO#



                                                                                 FOR THE PERIOD FROM
                                                             FOR THE YEARS ENDED     MAY 2, 2005
                                                               DECEMBER 31,        (COMMENCEMENT OF
                                                             -------------------    OPERATIONS) TO
                                                                                 DECEMBER 31, 2005(A)
CLASS A                                                      2007(A)    2006(A)  --------------------
---------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                           $13.77   $11.20          $10.00
                                                              --------  ------         -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                            0.12     0.13            0.07
NET REALIZED AND UNREALIZED GAINS (LOSSES)                     (0.25)     2.57            1.30
                                                              --------  ------         -------
TOTAL FROM INVESTMENT OPERATIONS                               (0.13)     2.70            1.37
                                                              --------  ------         -------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                               --   (0.06)          (0.05)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS                  (0.07)   (0.07)          (0.12)
                                                              --------  ------         -------
TOTAL DISTRIBUTIONS                                            (0.07)   (0.13)          (0.17)
                                                              --------  ------         -------
NET ASSET VALUE, END OF PERIOD                                 $13.57   $13.77          $11.20
                                                              --------  ------         -------
TOTAL RETURN                                                  (0.97)%   24.23%         13.56%+
                                                              --------  ------         -------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                        $225.2    $83.6            $5.0
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                        0.92%    1.10%         1.10%++
NET INVESTMENT INCOME                                           0.89%    0.99%         0.86%++
PORTFOLIO TURNOVER RATE                                         69.6%    62.0%          55.0%+
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS BEFORE
REIMBURSEMENT BY THE MANAGER AND BROKER REBATES:             0.95%(b)    1.40%         3.83%++

--------------------------------------------------------------------------------

# On May 1, 2006, the Portfolio received, through a plan of reorganization, all of the assets and assumed the liabilities of the Style Focus Series:
    Small Cap Value Portfolio, a portfolio of The Travelers Series Trust, that followed the same investment objective as the Portfolio. The information for the period prior to May 1, 2006 is that of the predecessor Style Focus
    Series: Small Cap Value Portfolio.
+   Non-annualized
++  Annualized
(a) Net investment income per share was calculated using average shares outstanding.
(b) Excludes effect of deferred expense reimbursement.

  LAZARD MID CAP PORTFOLIO



                                                         FOR THE YEARS ENDED DECEMBER 31,
                                                      ---------------------------------------
CLASS A                                               2007(A) 2006(A) 2005(A) 2004(A) 2003(A)
---------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                   $13.74 $13.65  $14.13  $12.33   $9.85
                                                      ------- ------  ------  ------  ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                    0.13   0.10    0.04    0.08    0.01
NET REALIZED AND UNREALIZED GAINS (LOSSES)             (0.33)   1.75    1.16    1.72    2.58
                                                      ------- ------  ------  ------  ------
TOTAL FROM INVESTMENT OPERATIONS                       (0.20)   1.85    1.20    1.80    2.59
                                                      ------- ------  ------  ------  ------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                   (0.09) (0.08)  (0.06)      --  (0.01)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS          (1.28) (1.68)  (1.62)      --  (0.10)
                                                      ------- ------  ------  ------  ------
TOTAL DISTRIBUTIONS                                    (1.37) (1.76)  (1.68)      --  (0.11)
                                                      ------- ------  ------  ------  ------
NET ASSET VALUE, END OF PERIOD                         $12.17 $13.74  $13.65  $14.13  $12.33
                                                      ------- ------  ------  ------  ------
TOTAL RETURN                                          (2.47)% 14.87%   8.40%  14.60%  26.42%
                                                      ------- ------  ------  ------  ------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                $550.8 $312.2   $89.0   $58.8    $4.5
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES**                                              0.75%  0.77%   0.79%   0.85%   0.93%
NET INVESTMENT INCOME                                   0.96%  0.76%   0.63%   0.59%   0.10%
PORTFOLIO TURNOVER RATE                                 89.9%  65.4%  170.0%   90.7%   36.2%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                0.76%  0.80%   0.82%  0.83%*  0.96%*
RATIO OF EXPENSES TO AVERAGE NET ASSETS AFTER BROKER
REBATES:**                                                N/A    N/A     N/A     N/A   0.92%

--------------------------------------------------------------------------------

* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
** Prior to 05/01/2003, broker rebates were excluded from the calculation of the expense limitation.
N/A Not applicable
(a) Net investment income per share was calculated using average shares outstanding.

                                                       LAZARD MID CAP PORTFOLIO



                                                          FOR THE YEARS ENDED DECEMBER 31,
                                                      -----------------------------------------
CLASS B                                               2007(A) 2006(A) 2005(A) 2004(A)  2003(A)
-----------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                   $13.65 $13.57  $14.05  $12.29      $9.83
                                                      ------- ------  ------  ------  ---------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME (LOSS)                             0.09   0.06    0.05    0.02     (0.01)
NET REALIZED AND UNREALIZED GAINS (LOSSES)             (0.31)   1.74    1.10    1.74       2.57
                                                      ------- ------  ------  ------  ---------
TOTAL FROM INVESTMENT OPERATIONS                       (0.22)   1.80    1.15    1.76       2.56
                                                      ------- ------  ------  ------  ---------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                   (0.05) (0.04)  (0.01)      --  (0.00)(b)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS          (1.28) (1.68)  (1.62)      --     (0.10)
                                                      ------- ------  ------  ------  ---------
TOTAL DISTRIBUTIONS                                    (1.33) (1.72)  (1.63)      --     (0.10)
                                                      ------- ------  ------  ------  ---------
NET ASSET VALUE, END OF PERIOD                         $12.10 $13.65  $13.57  $14.05     $12.29
                                                      ------- ------  ------  ------  ---------
TOTAL RETURN                                          (2.71)% 14.67%   8.06%  14.32%     26.03%
                                                      ------- ------  ------  ------  ---------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                $243.6 $216.8  $200.4  $211.0     $211.8
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES**                                              0.99%  1.02%   1.03%   1.08%      1.19%
NET INVESTMENT INCOME (LOSS)                            0.67%  0.48%   0.38%   0.16%    (0.08)%
PORTFOLIO TURNOVER RATE                                 89.9%  65.4%  170.0%   90.7%      36.2%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                1.00%  1.05%   1.07%  1.03%*     1.15%*
RATIO OF EXPENSES TO AVERAGE NET ASSETS AFTER BROKER
REBATES:**                                                N/A    N/A     N/A     N/A      1.19%

--------------------------------------------------------------------------------

* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
** Prior to 05/01/2003, broker rebates were excluded from the calculation of the expense limitation.
N/A Not applicable
(a) Net investment income (loss) per share was calculated using average shares outstanding.
(b) Rounds to less than $0.005 per share.

  LAZARD MID CAP PORTFOLIO



                                                          FOR THE YEARS ENDED DECEMBER 31,
                                                      -----------------------------------------
CLASS E                                               2007(A) 2006(A) 2005(A) 2004(A)  2003(A)
-----------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                   $13.69 $13.61  $14.10  $12.32      $9.84
                                                      ------- ------  ------  ------  ---------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                    0.10   0.08    0.07    0.04    0.00(b)
NET REALIZED AND UNREALIZED GAINS (LOSSES)             (0.31)   1.74    1.10    1.74       2.58
                                                      ------- ------  ------  ------  ---------
TOTAL FROM INVESTMENT OPERATIONS                       (0.21)   1.82    1.17    1.78       2.58
                                                      ------- ------  ------  ------  ---------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                   (0.07) (0.06)  (0.04)      --  (0.00)(b)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS          (1.28) (1.68)  (1.62)      --     (0.10)
                                                      ------- ------  ------  ------  ---------
TOTAL DISTRIBUTIONS                                    (1.35) (1.74)  (1.66)      --     (0.10)
                                                      ------- ------  ------  ------  ---------
NET ASSET VALUE, END OF PERIOD                         $12.13 $13.69  $13.61  $14.10     $12.32
                                                      ------- ------  ------  ------  ---------
TOTAL RETURN                                          (2.64)% 14.74%   8.23%  14.45%     26.35%
                                                      ------- ------  ------  ------  ---------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                 $38.2  $36.0   $32.6   $30.5      $19.8
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES**                                              0.89%  0.93%   0.93%   0.98%      1.09%
NET INVESTMENT INCOME                                   0.76%  0.58%   0.49%   0.29%      0.02%
PORTFOLIO TURNOVER RATE                                 89.9%  65.4%  170.0%   90.7%      36.2%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                0.90%  0.95%   0.97%  0.94%*     1.07%*
RATIO OF EXPENSES TO AVERAGE NET ASSETS AFTER BROKER
REBATES:**                                                N/A    N/A     N/A     N/A      1.08%

--------------------------------------------------------------------------------

* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
** Prior to 05/01/2003, broker rebates were excluded from the calculation of the expense limitation.
N/A Not applicable.
(a) Net investment income per share was calculated using average shares outstanding.
(b) Rounds to less than $0.005 per share.

                                              LEGG MASON VALUE EQUITY PORTFOLIO



                                                                                 FOR THE PERIOD FROM
                                                                                   NOVEMBER 1, 2005
                                                             FOR THE YEARS ENDED   (COMMENCEMENT OF
                                                               DECEMBER 31,         OPERATIONS) TO
                                                             ------------------- DECEMBER 31, 2005(A)
CLASS A                                                       2007(A)   2006(A)  --------------------
---------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                            $11.15  $10.65          $10.00
                                                             ---------  ------         -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                             0.03    0.03         0.00(b)
NET REALIZED AND UNREALIZED GAINS (LOSSES)                      (0.67)    0.70            0.65
                                                             ---------  ------         -------
TOTAL FROM INVESTMENT OPERATIONS                                (0.64)    0.73            0.65
                                                             ---------  ------         -------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                         (0.00)(b)  (0.02)              --
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS                   (0.01)  (0.21)              --
                                                             ---------  ------         -------
TOTAL DISTRIBUTIONS                                             (0.01)  (0.23)              --
                                                             ---------  ------         -------
NET ASSET VALUE, END OF PERIOD                                  $10.50  $11.15          $10.65
                                                             ---------  ------         -------
TOTAL RETURN                                                   (5.72)%   6.83%          6.50%+
                                                             ---------  ------         -------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                       $1,403.6  $972.7            $3.2
RATIOS TO AVERAGE NET ASSETS(1):

EXPENSES                                                         0.66%   0.72%         0.80%++
NET INVESTMENT INCOME                                            0.30%   0.26%         0.08%++
PORTFOLIO TURNOVER RATE                                          27.5%   38.7%           9.1%+
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS BEFORE
REIMBURSEMENT BY THE MANAGER AND BROKER REBATES:                 0.67%  0.74%*         8.27%++

--------------------------------------------------------------------------------

* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
+  Non-annualized
++ Annualized
(a) Net investment income per share was calculated using average shares outstanding.
(b) Rounds to less than $0.005 per share.

  LEGG MASON VALUE EQUITY PORTFOLIO



                                                                                 FOR THE PERIOD FROM
                                                                                   NOVEMBER 1, 2005
                                                             FOR THE YEARS ENDED   (COMMENCEMENT OF
                                                               DECEMBER 31,         OPERATIONS) TO
                                                             ------------------- DECEMBER 31, 2005(A)
CLASS B                                                       2007(A)   2006(A)  --------------------
---------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                            $11.14   $10.65          $10.00
                                                             ---------  -------       ---------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME (LOSS)                                   0.00(b)   (0.01)          (0.01)
NET REALIZED AND UNREALIZED GAINS (LOSSES)                      (0.66)     0.71            0.66
                                                             ---------  -------       ---------
TOTAL FROM INVESTMENT OPERATIONS                                (0.66)     0.70            0.65
                                                             ---------  -------       ---------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                         (0.00)(b)       --              --
DISTRIBUTIONS FROM NET REALIZED                                 (0.01)   (0.21)              --
CAPITAL GAINS                                                ---------  -------       ---------
TOTAL DISTRIBUTIONS                                             (0.01)   (0.21)              --
                                                             ---------  -------       ---------
NET ASSET VALUE, END OF PERIOD                                  $10.47   $11.14          $10.65
                                                             ---------  -------       ---------
TOTAL RETURN                                                   (5.91)%    6.58%          6.50%+
                                                             ---------  -------       ---------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                         $121.1   $113.5            $4.9
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                         0.91%    1.05%         1.05%++
NET INVESTMENT INCOME (LOSS)                                     0.03%  (0.09)%       (0.36)%++
PORTFOLIO TURNOVER RATE                                          27.5%    38.7%           9.1%+
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS BEFORE
REIMBURSEMENT BY THE MANAGER AND BROKER REBATES:                 0.92%   1.06%*         4.54%++

--------------------------------------------------------------------------------

* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
+  Non-annualized
++ Annualized
(a) Net investment loss per share was calculated using average shares outstanding.
(b) Rounds to less than $0.005 per share.

                                              LEGG MASON VALUE EQUITY PORTFOLIO



                                                                                  FOR THE PERIOD MAY 1,
                                                                                   2006 (COMMENCEMENT
                                                              FOR THE YEAR ENDED    OF OPERATIONS) TO
CLASS E                                                      DECEMBER 31, 2007(A) DECEMBER 31, 2006(A)
-------------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                                 $11.15               $10.55
                                                                  ---------             --------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                                  0.01                 0.01
NET REALIZED AND UNREALIZED GAINS (LOSSES)                           (0.66)                 0.81
                                                                  ---------             --------
TOTAL FROM INVESTMENT OPERATIONS                                     (0.65)                 0.82
                                                                  ---------             --------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                              (0.00)(b)               (0.01)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS                        (0.01)               (0.21)
                                                                  ---------             --------
TOTAL DISTRIBUTIONS                                                  (0.01)               (0.22)
                                                                  ---------             --------
NET ASSET VALUE, END OF PERIOD                                       $10.49               $11.15
                                                                  ---------             --------
TOTAL RETURN                                                        (5.81)%               7.74%+
                                                                  ---------             --------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                               $20.6                $24.0
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                              0.80%              0.86%++
NET INVESTMENT INCOME                                                 0.13%              0.12%++
PORTFOLIO TURNOVER RATE                                               27.5%               38.7%+
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS BEFORE
REIMBURSEMENT BY THE MANAGER AND BROKER REBATES:                      0.82%             0.87%++*

--------------------------------------------------------------------------------

* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
+  Non-annualized
++ Annualized
(a) Net investment income per share was calculated using average shares outstanding.
(b) Rounds to less than $0.005 per share.

  LORD ABBETT BOND DEBENTURE PORTFOLIO



                                                          FOR THE YEARS ENDED DECEMBER 31,
                                                      -----------------------------------------
CLASS A                                               2007(A)  2006(A)  2005(A) 2004(A) 2003(A)
-----------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                    $12.51   $12.28 $12.63  $12.04  $10.24
                                                      -------- -------- ------  ------  ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                     0.77     0.71   0.75    0.70    0.73
NET REALIZED AND UNREALIZED GAINS (LOSSES)                0.07     0.39 (0.52)    0.31    1.27
                                                      -------- -------- ------  ------  ------
TOTAL FROM INVESTMENT OPERATIONS                          0.84     1.10   0.23    1.01    2.00
                                                      -------- -------- ------  ------  ------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                    (0.70)   (0.87) (0.58)  (0.42)  (0.20)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS           (0.02)       --     --      --      --
                                                      -------- -------- ------  ------  ------
TOTAL DISTRIBUTIONS                                     (0.72)   (0.87) (0.58)  (0.42)  (0.20)
                                                      -------- -------- ------  ------  ------
NET ASSET VALUE, END OF PERIOD                          $12.63   $12.51 $12.28  $12.63  $12.04
                                                      -------- -------- ------  ------  ------
TOTAL RETURN                                             6.85%    9.35%  1.81%   8.43%  19.52%
                                                      -------- -------- ------  ------  ------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)               $1,228.9 $1,059.0 $856.4  $520.3  $234.6
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES**                                               0.53%    0.56%  0.56%   0.63%   0.70%
NET INVESTMENT INCOME                                    6.11%    5.85%  5.92%   5.65%   6.52%
PORTFOLIO TURNOVER RATE                                  36.0%    36.7%  42.1%   39.8%   36.9%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY MANAGER AND BROKER REBATES:     0.54%*      N/A    N/A     N/A  0.67%*

--------------------------------------------------------------------------------

* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
** Prior to 05/01/2003, broker rebates were excluded from the calculation of the expense limitation.
N/A Not applicable
(a) Net investment income per share was calculated using average shares outstanding.

                                           LORD ABBETT BOND DEBENTURE PORTFOLIO



                                                         FOR THE YEARS ENDED DECEMBER 31,
                                                      ---------------------------------------
CLASS B                                               2007(A) 2006(A) 2005(A) 2004(A) 2003(A)
---------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                  $12.43  $12.19  $12.54  $11.97  $10.21
                                                      ------  ------  ------  ------  ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                   0.73    0.67    0.71    0.69    0.69
NET REALIZED AND UNREALIZED GAINS (LOSSES)              0.07    0.40  (0.52)    0.29    1.46
                                                      ------  ------  ------  ------  ------
TOTAL FROM INVESTMENT OPERATIONS                        0.80    1.07    0.19    0.98    2.15
                                                      ------  ------  ------  ------  ------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                  (0.67)  (0.83)  (0.54)  (0.41)  (0.20)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS         (0.02)      --      --      --  (0.19)
                                                      ------  ------  ------  ------  ------
TOTAL DISTRIBUTIONS                                   (0.69)  (0.83)  (0.54)  (0.41)  (0.39)
                                                      ------  ------  ------  ------  ------
NET ASSET VALUE, END OF PERIOD                        $12.54  $12.43  $12.19  $12.54  $11.97
                                                      ------  ------  ------  ------  ------
TOTAL RETURN                                           6.55%   9.15%   1.49%   8.17%  19.15%
                                                      ------  ------  ------  ------  ------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)               $800.6  $765.9  $704.5  $776.0  $758.2
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES**                                             0.78%   0.81%   0.81%   0.88%   0.96%
NET INVESTMENT INCOME                                  5.85%   5.59%   5.65%   5.61%   6.11%
PORTFOLIO TURNOVER RATE                                36.0%   36.7%   42.1%   39.8%   36.9%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                              0.78%*     N/A     N/A     N/A  0.91%*

--------------------------------------------------------------------------------

* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
** Prior to 05/01/2003, broker rebates were excluded from the calculation of the expense limitation.
N/A Not applicable
(a) Net investment income per share was calculated using average shares outstanding.

  LORD ABBETT BOND DEBENTURE PORTFOLIO



                                                         FOR THE YEARS ENDED DECEMBER 31,
                                                      ---------------------------------------
CLASS E                                               2007(A) 2006(A) 2005(A) 2004(A) 2003(A)
---------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                  $12.44  $12.21  $12.57  $12.00  $10.22
                                                      ------  ------  ------  ------  ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                   0.74    0.69    0.72    0.70    0.70
NET REALIZED AND UNREALIZED GAINS (LOSSES)              0.08    0.38  (0.52)    0.29    1.28
                                                      ------  ------  ------  ------  ------
TOTAL FROM INVESTMENT OPERATIONS                        0.82    1.07    0.20    0.99    1.98
                                                      ------  ------  ------  ------  ------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                  (0.68)  (0.84)  (0.56)  (0.42)  (0.20)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS         (0.02)      --      --      --      --
                                                      ------  ------  ------  ------  ------
TOTAL DISTRIBUTIONS                                   (0.70)  (0.84)  (0.56)  (0.42)  (0.20)
                                                      ------  ------  ------  ------  ------
NET ASSET VALUE, END OF PERIOD                        $12.56  $12.44  $12.21  $12.57  $12.00
                                                      ------  ------  ------  ------  ------
TOTAL RETURN                                           6.73%   9.18%   1.60%   8.24%  19.35%
                                                      ------  ------  ------  ------  ------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                $37.8   $37.1   $35.1   $35.2   $22.8
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES**                                             0.68%   0.71%   0.71%   0.78%   0.86%
NET INVESTMENT INCOME                                  5.95%   5.69%   5.76%   5.67%   6.10%
PORTFOLIO TURNOVER RATE                                36.0%   36.7%   42.1%   39.8%   36.9%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                              0.68%*     N/A     N/A     N/A  0.81%*

--------------------------------------------------------------------------------

* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
** Prior to 05/01/2003, broker rebates were excluded from the calculation of the expense limitation.
N/A Not applicable.
(a) Net investment income per share was calculated using average shares outstanding.

                                        LORD ABBETT GROWTH AND INCOME PORTFOLIO



                                                            FOR THE YEARS ENDED DECEMBER 31,
                                                      --------------------------------------------
CLASS A                                               2007(A)  2006(A)  2005(A)  2004(A)  2003(A)
--------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                    $29.36   $27.59   $27.44   $24.41   $18.86
                                                      -------- -------- -------- -------- --------
INCOME FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                     0.45     0.46     0.40     0.33     0.23
NET REALIZED AND UNREALIZED GAINS                         0.73     4.22     0.61     2.82     5.56
                                                      -------- -------- -------- -------- --------
TOTAL FROM INVESTMENT OPERATIONS                          1.18     4.68     1.01     3.15     5.79
                                                      -------- -------- -------- -------- --------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                    (0.31)   (0.54)   (0.31)   (0.12)   (0.24)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS           (1.34)   (2.37)   (0.55)       --       --
                                                      -------- -------- -------- -------- --------
TOTAL DISTRIBUTIONS                                     (1.65)   (2.91)   (0.86)   (0.12)   (0.24)
                                                      -------- -------- -------- -------- --------
NET ASSET VALUE, END OF PERIOD                          $28.89   $29.36   $27.59   $27.44   $24.41
                                                      -------- -------- -------- -------- --------
TOTAL RETURN                                             4.01%   18.03%    3.68%   12.92%   31.06%
                                                      -------- -------- -------- -------- --------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)               $2,608.8 $2,172.1 $1,985.7 $1,867.5 $1,167.7
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES**                                               0.51%    0.54%    0.53%    0.57%    0.62%
NET INVESTMENT INCOME                                    1.55%    1.64%    1.46%    1.30%    1.13%
PORTFOLIO TURNOVER RATE                                  84.1%    50.2%    45.9%    29.7%    37.0%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                 0.52%    0.54%   0.55%*   0.56%*   0.62%*
RATIO OF EXPENSES TO AVERAGE NET ASSETS AFTER BROKER
REBATES:**                                                 N/A      N/A      N/A      N/A    0.61%

--------------------------------------------------------------------------------

* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
** Prior to 05/01/2003, broker rebates were excluded from the calculation of the expense limitation.
N/A Not applicable
(a) Net investment income per share was calculated using average shares outstanding.

  LORD ABBETT GROWTH AND INCOME PORTFOLIO



                                                            FOR THE YEARS ENDED DECEMBER 31,
                                                      --------------------------------------------
CLASS B                                               2007(A)  2006(A)  2005(A)  2004(A)  2003(A)
--------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                    $29.20   $27.43   $27.27   $24.29   $18.78
                                                      -------- -------- -------- -------- --------
INCOME FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                     0.38     0.39     0.33     0.27     0.18
NET REALIZED AND UNREALIZED GAINS                         0.71     4.20     0.61     2.80     5.54
                                                      -------- -------- -------- -------- --------
TOTAL FROM INVESTMENT OPERATIONS                          1.09     4.59     0.94     3.07     5.72
                                                      -------- -------- -------- -------- --------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                    (0.26)   (0.45)   (0.23)   (0.09)   (0.21)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS           (1.34)   (2.37)   (0.55)       --       --
                                                      -------- -------- -------- -------- --------
TOTAL DISTRIBUTIONS                                     (1.60)   (2.82)   (0.78)   (0.09)   (0.21)
                                                      -------- -------- -------- -------- --------
NET ASSET VALUE, END OF PERIOD                          $28.69   $29.20   $27.43   $27.27   $24.29
                                                      -------- -------- -------- -------- --------
TOTAL RETURN                                             3.72%   17.78%    3.39%   12.65%   30.73%
                                                      -------- -------- -------- -------- --------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)               $1,546.7 $1,596.5 $1,130.5 $1,282.3 $1,081.0
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES**                                               0.76%    0.79%    0.78%    0.82%    0.86%
NET INVESTMENT INCOME                                    1.31%    1.40%    1.21%    1.08%    0.87%
PORTFOLIO TURNOVER RATE                                  84.1%    50.2%    45.9%    29.7%    37.0%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                 0.77%    0.79%   0.80%*   0.80%*   0.86%*
RATIO OF EXPENSES TO AVERAGE NET ASSETS AFTER BROKER
REBATES:**                                                 N/A      N/A      N/A      N/A    0.86%

--------------------------------------------------------------------------------

* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
** Prior to 05/01/2003, broker rebates were excluded from the calculation of the expense limitation.
N/A Not applicable
(a) Net investment income per share was calculated using average shares outstanding.

                                            LORD ABBETT MID CAP VALUE PORTFOLIO



                                                         FOR THE YEARS ENDED DECEMBER 31,
                                                      ---------------------------------------
CLASS A                                               2007(A) 2006(A) 2005(A) 2004(A) 2003(A)
---------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                  $22.79  $22.47  $21.64  $17.80  $14.41
                                                      ------  ------  ------  ------  ------
INCOME FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                   0.16    0.17    0.19    0.17    0.15
NET REALIZED AND UNREALIZED GAINS                       0.33    2.44    1.60    4.25    3.62
                                                      ------  ------  ------  ------  ------
TOTAL FROM INVESTMENT OPERATIONS                        0.49    2.61    1.79    4.42    3.77
                                                      ------  ------  ------  ------  ------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                  (0.24)  (0.17)  (0.13)  (0.10)  (0.11)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS         (3.34)  (2.12)  (0.83)  (0.48)  (0.27)
                                                      ------  ------  ------  ------  ------
TOTAL DISTRIBUTIONS                                   (3.58)  (2.29)  (0.96)  (0.58)  (0.38)
                                                      ------  ------  ------  ------  ------
NET ASSET VALUE, END OF PERIOD                        $19.70  $22.79  $22.47  $21.64  $17.80
                                                      ------  ------  ------  ------  ------
TOTAL RETURN                                           0.90%  12.49%   8.28%  24.82%  26.15%
                                                      ------  ------  ------  ------  ------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                $77.1   $96.8  $113.3  $125.1   $90.8
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES**                                             0.73%   0.77%   0.76%   0.78%   0.83%
NET INVESTMENT INCOME                                  0.74%   0.80%   0.86%   0.86%   0.98%
PORTFOLIO TURNOVER RATE                                38.4%   27.8%   26.2%   19.7%   18.8%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                              0.75%*   0.78%   0.76%     N/A  0.82%*

--------------------------------------------------------------------------------

* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
** Prior to 05/01/2003, broker rebates were excluded from the calculation of the expense limitation.
N/A Not applicable
(a) Net investment income per share calculated using average shares outstanding.

  LORD ABBETT MID CAP VALUE PORTFOLIO



                                                         FOR THE YEARS ENDED DECEMBER 31,
                                                      ---------------------------------------
CLASS B                                               2007(A) 2006(A) 2005(A) 2004(A) 2003(A)
---------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                  $22.56  $22.28  $21.48  $17.70  $14.35
                                                      ------  ------  ------  ------  ------
INCOME FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                   0.11    0.12    0.14    0.12    0.11
NET REALIZED AND UNREALIZED GAINS                       0.31    2.40    1.59    4.22    3.60
                                                      ------  ------  ------  ------  ------
TOTAL FROM INVESTMENT OPERATIONS                        0.42    2.52    1.73    4.34    3.71
                                                      ------  ------  ------  ------  ------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                  (0.16)  (0.12)  (0.10)  (0.08)  (0.09)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS         (3.34)  (2.12)  (0.83)  (0.48)  (0.27)
                                                      ------  ------  ------  ------  ------
TOTAL DISTRIBUTIONS                                   (3.50)  (2.24)  (0.93)  (0.56)  (0.36)
                                                      ------  ------  ------  ------  ------
NET ASSET VALUE, END OF PERIOD                        $19.48  $22.56  $22.28  $21.48  $17.70
                                                      ------  ------  ------  ------  ------
TOTAL RETURN                                           0.60%  12.18%   8.05%  24.50%  25.87%
                                                      ------  ------  ------  ------  ------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)               $422.8  $266.4  $229.0  $179.1  $100.0
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES**                                             0.98%   1.02%   1.01%   1.03%   1.08%
NET INVESTMENT INCOME                                  0.53%   0.56%   0.62%   0.60%   0.73%
PORTFOLIO TURNOVER RATE                                38.4%   27.8%   26.2%   19.7%   18.8%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                              1.01%*   1.03%   1.02%     N/A  1.06%*

--------------------------------------------------------------------------------

* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
** Prior to 05/01/2003, broker rebates were excluded from the calculation of the expense limitation.
N/A Not applicable
(a) Net investment income per share calculated using average shares outstanding.

                                       MFS(R) EMERGING MARKETS EQUITY PORTFOLIO



                                                                                  FOR THE PERIOD FROM
                                                                                      MAY 1, 2006
                                                                                    (COMMENCEMENT OF
                                                              FOR THE YEAR ENDED     OPERATIONS) TO
CLASS A                                                      DECEMBER 31, 2007(A) DECEMBER 31, 2006(A)
------------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                                 $10.51              $10.00
                                                                   --------             -------
INCOME FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                                  0.18                0.12
NET REALIZED AND UNREALIZED GAINS                                      3.71                0.48
                                                                   --------             -------
TOTAL FROM INVESTMENT OPERATIONS                                       3.89                0.60
                                                                   --------             -------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                                 (0.01)              (0.09)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS                            --                  --
                                                                   --------             -------
TOTAL DISTRIBUTIONS                                                  (0.01)              (0.09)
                                                                   --------             -------
NET ASSET VALUE, END OF PERIOD                                       $14.39              $10.51
                                                                   --------             -------
TOTAL RETURN                                                         36.93%              6.04%+
                                                                   --------             -------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                              $572.9              $368.3
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                              1.17%             1.30%++
NET INVESTMENT INCOME                                                 1.49%             1.91%++
PORTFOLIO TURNOVER RATE                                              126.8%              58.2%+
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS BEFORE
REIMBURSEMENT BY THE MANAGER AND BROKER REBATES:                   1.25%(b)             1.49%++

--------------------------------------------------------------------------------

+  Non-annualized
++ Annualized
(a) Net investment income per share was calculated using average shares outstanding.
(b) Excludes effect of deferred expense reimbursement.

  MFS(R) EMERGING MARKETS EQUITY PORTFOLIO



                                                                                  FOR THE PERIOD FROM
                                                                                      MAY 1, 2006
                                                                                    (COMMENCEMENT OF
                                                              FOR THE YEAR ENDED     OPERATIONS) TO
CLASS B                                                      DECEMBER 31, 2007(A) DECEMBER 31, 2006(A)
------------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                                 $10.49              $10.00
                                                                   --------             -------
INCOME FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                                  0.13                0.07
NET REALIZED AND UNREALIZED GAINS                                      3.71                0.51
                                                                   --------             -------
TOTAL FROM INVESTMENT OPERATIONS                                       3.84                0.58
                                                                   --------             -------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                                 (0.01)              (0.09)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS                            --                  --
                                                                   --------             -------
TOTAL DISTRIBUTIONS                                                  (0.01)              (0.09)
                                                                   --------             -------
NET ASSET VALUE, END OF PERIOD                                       $14.32              $10.49
                                                                   --------             -------
TOTAL RETURN                                                         36.62%              5.78%+
                                                                   --------             -------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                               $78.8               $23.4
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                              1.46%             1.55%++
NET INVESTMENT INCOME                                                 1.06%             1.12%++
PORTFOLIO TURNOVER RATE                                              126.8%              58.2%+
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS BEFORE
REIMBURSEMENT BY THE MANAGER AND BROKER REBATES:                   1.52%(b)             1.92%++

--------------------------------------------------------------------------------

+  Non-annualized
++ Annualized
(a) Net investment income per share was calculated using average shares outstanding.
(b) Excludes effect of deferred expense reimbursement.

                                        MFS(R) RESEARCH INTERNATIONAL PORTFOLIO



                                                         FOR THE YEARS ENDED DECEMBER 31,
                                                      ---------------------------------------
CLASS A                                               2007(A) 2006(A) 2005(A) 2004(A) 2003(A)
---------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                  $15.04  $13.00  $11.72   $9.81   $7.49
                                                      ------  ------  ------  ------  ------
INCOME FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                   0.22    0.19    0.14    0.08    0.06
NET REALIZED AND UNREALIZED GAINS                       1.68    3.17    1.83    1.85    2.34
                                                      ------  ------  ------  ------  ------
TOTAL FROM INVESTMENT OPERATIONS                        1.90    3.36    1.97    1.93    2.40
                                                      ------  ------  ------  ------  ------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                  (0.24)  (0.27)  (0.07)      --  (0.08)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS         (2.27)  (1.05)  (0.62)  (0.02)      --
                                                      ------  ------  ------  ------  ------
TOTAL DISTRIBUTIONS                                   (2.51)  (1.32)  (0.69)  (0.02)  (0.08)
                                                      ------  ------  ------  ------  ------
NET ASSET VALUE, END OF PERIOD                        $14.43  $15.04  $13.00  $11.72   $9.81
                                                      ------  ------  ------  ------  ------
TOTAL RETURN                                          13.60%  26.91%  16.77%  19.72%  32.20%
                                                      ------  ------  ------  ------  ------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)               $959.1  $706.0  $624.2  $304.0   $67.3
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES**                                             0.79%   0.94%   0.93%   1.06%   1.09%
NET INVESTMENT INCOME                                  1.54%   1.34%   1.18%   0.75%   0.68%
PORTFOLIO TURNOVER RATE                                65.5%  104.1%   84.5%   98.5%   99.0%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                               0.79%   0.95%  0.93%*  0.94%*   1.11%
RATIO OF EXPENSES TO AVERAGE NET ASSETS AFTER BROKER
REBATES:**                                               N/A     N/A     N/A     N/A   1.09%

--------------------------------------------------------------------------------

* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
** Prior to 05/01/2003, broker rebates were excluded from the calculation of the expense limitation.
N/A Not applicable
(a) Net investment income per share was calculated using average shares outstanding.

  MFS(R) RESEARCH INTERNATIONAL PORTFOLIO



                                                         FOR THE YEARS ENDED DECEMBER 31,
                                                      ---------------------------------------
CLASS B                                               2007(A) 2006(A) 2005(A) 2004(A) 2003(A)
---------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                  $14.95  $12.94  $11.68   $9.79   $7.47
                                                      ------  ------  ------  ------  ------
INCOME FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                   0.19    0.15    0.11    0.05    0.05
NET REALIZED AND UNREALIZED GAINS                       1.65    3.15    1.81    1.86    2.33
                                                      ------  ------  ------  ------  ------
TOTAL FROM INVESTMENT OPERATIONS                        1.84    3.30    1.92    1.91    2.38
                                                      ------  ------  ------  ------  ------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                  (0.20)  (0.24)  (0.04)      --  (0.06)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS         (2.27)  (1.05)  (0.62)  (0.02)      --
                                                      ------  ------  ------  ------  ------
TOTAL DISTRIBUTIONS                                   (2.47)  (1.29)  (0.66)  (0.02)  (0.06)
                                                      ------  ------  ------  ------  ------
NET ASSET VALUE, END OF PERIOD                        $14.32  $14.95  $12.94  $11.68   $9.79
                                                      ------  ------  ------  ------  ------
TOTAL RETURN                                          13.29%  26.56%  16.42%  19.56%  32.04%
                                                      ------  ------  ------  ------  ------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)               $842.8  $623.0  $443.5  $396.0  $186.0
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES**                                             1.04%   1.19%   1.19%   1.32%   1.33%
NET INVESTMENT INCOME                                  1.31%   1.12%   0.90%   0.47%   0.56%
PORTFOLIO TURNOVER RATE                                65.5%  104.1%   84.5%   98.5%   99.0%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                               1.04%   1.20%  1.19%*  1.18%*   1.39%
RATIO OF EXPENSES TO AVERAGE NET ASSETS AFTER BROKER
REBATES:**                                               N/A     N/A     N/A     N/A   1.33%

--------------------------------------------------------------------------------

* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
** Prior to 05/01/2003, broker rebates were excluded from the calculation of the expense limitation.
N/A Not applicable
(a) Net investment income per share was calculated using average shares outstanding.

                                        MFS(R) RESEARCH INTERNATIONAL PORTFOLIO



                                                         FOR THE YEARS ENDED DECEMBER 31,
                                                      ---------------------------------------
CLASS E                                               2007(A) 2006(A) 2005(A) 2004(A) 2003(A)
---------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                  $14.99  $12.96  $11.70   $9.80   $7.48
                                                      ------  ------  ------  ------  ------
INCOME FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                   0.20    0.16    0.13    0.07    0.05
NET REALIZED AND UNREALIZED GAINS                       1.66    3.17    1.81    1.85    2.34
                                                      ------  ------  ------  ------  ------
TOTAL FROM INVESTMENT OPERATIONS                        1.86    3.33    1.94    1.92    2.39
                                                      ------  ------  ------  ------  ------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                  (0.22)  (0.25)  (0.06)      --  (0.07)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS         (2.27)  (1.05)  (0.62)  (0.02)      --
                                                      ------  ------  ------  ------  ------
TOTAL DISTRIBUTIONS                                   (2.49)  (1.30)  (0.68)  (0.02)  (0.07)
                                                      ------  ------  ------  ------  ------
NET ASSET VALUE, END OF PERIOD                        $14.36  $14.99  $12.96  $11.70   $9.80
                                                      ------  ------  ------  ------  ------
TOTAL RETURN                                          13.38%  26.79%  16.52%  19.64%  32.09%
                                                      ------  ------  ------  ------  ------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                $32.6   $26.7   $14.6   $11.3    $6.9
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES**                                             0.94%   1.09%   1.09%   1.22%   1.23%
NET INVESTMENT INCOME                                  1.41%   1.18%   1.07%   0.72%   0.59%
PORTFOLIO TURNOVER RATE                                65.5%  104.1%   84.5%   98.5%   99.0%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                               0.94%   1.10%  1.09%*  1.09%*   1.28%
RATIO OF EXPENSES TO AVERAGE NET ASSETS AFTER BROKER
REBATES:**                                               N/A     N/A     N/A     N/A   1.23%

--------------------------------------------------------------------------------

* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
** Prior to 05/01/2003, broker rebates were excluded from the calculation of the expense limitation.
N/A Not applicable
(a) Net investment income per share was calculated using average shares outstanding.

  OPPENHEIMER CAPITAL APPRECIATION PORTFOLIO



                                                         FOR THE YEARS ENDED DECEMBER 31,
                                                      ---------------------------------------
CLASS A                                               2007(A) 2006(A) 2005(A) 2004(A) 2003(A)
---------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                   $9.27   $8.69   $8.36   $8.33   $6.47
                                                      ------  ------  ------  ------  ------
INCOME FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                   0.03    0.02    0.03    0.07    0.01
NET REALIZED AND UNREALIZED GAINS                       1.26    0.66    0.39    0.47    1.85
                                                      ------  ------  ------  ------  ------
TOTAL FROM INVESTMENT OPERATIONS                        1.29    0.68    0.42    0.54    1.86
                                                      ------  ------  ------  ------  ------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                  (0.01)  (0.03)  (0.01)  (0.06)      --
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS         (0.61)  (0.07)  (0.08)  (0.45)      --
                                                      ------  ------  ------  ------  ------
TOTAL DISTRIBUTIONS                                   (0.62)  (0.10)  (0.09)  (0.51)      --
                                                      ------  ------  ------  ------  ------
NET ASSET VALUE, END OF PERIOD                         $9.94   $9.27   $8.69   $8.36   $8.33
                                                      ------  ------  ------  ------  ------
TOTAL RETURN                                          14.45%   7.81%   4.99%   6.70%  28.75%
                                                      ------  ------  ------  ------  ------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)               $124.7  $505.6  $664.2  $298.0    $0.2
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES**                                             0.62%   0.65%   0.69%   0.68%   0.72%
NET INVESTMENT INCOME                                  0.33%   0.22%   0.42%   0.90%   0.07%
PORTFOLIO TURNOVER RATE                                70.8%   60.7%   72.4%   65.3%   36.6%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                               0.62%   0.65%  0.64%*  0.69%*  0.75%*
RATIO OF EXPENSES TO AVERAGE NET ASSETS AFTER BROKER
REBATES:**                                               N/A     N/A     N/A     N/A   0.72%

--------------------------------------------------------------------------------

* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
** Prior to 05/01/2003, broker rebates were excluded from the calculation of the expense limitation.
N/A Not applicable
(a) Net investment income per share was calculated using average shares outstanding.

                                     OPPENHEIMER CAPITAL APPRECIATION PORTFOLIO



                                                          FOR THE YEARS ENDED DECEMBER 31,
                                                      -----------------------------------------
CLASS B                                               2007(A) 2006(A) 2005(A) 2004(A)  2003(A)
-----------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                    $9.20   $8.62  $8.31   $8.29      $6.45
                                                      ------- ------- ------  ------  ---------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME (LOSS)                          0.00(b)  (0.01)   0.01    0.06  (0.00)(b)
NET REALIZED AND UNREALIZED GAINS                        1.27    0.67   0.38    0.46       1.84
                                                      ------- ------- ------  ------  ---------
TOTAL FROM INVESTMENT OPERATIONS                         1.27    0.66   0.39    0.52       1.84
                                                      ------- ------- ------  ------  ---------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                       --  (0.01)     --  (0.05)         --
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS          (0.61)  (0.07) (0.08)  (0.45)         --
                                                      ------- ------- ------  ------  ---------
TOTAL DISTRIBUTIONS                                    (0.61)  (0.08) (0.08)  (0.50)         --
                                                      ------- ------- ------  ------  ---------
NET ASSET VALUE, END OF PERIOD                          $9.86   $9.20  $8.62   $8.31      $8.29
                                                      ------- ------- ------  ------  ---------
TOTAL RETURN                                           14.29%   7.62%  4.71%   6.40%     28.53%
                                                      ------- ------- ------  ------  ---------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                $553.3  $535.1 $501.8  $634.6     $551.0
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES**                                              0.89%   0.90%  0.94%   0.95%      0.99%
NET INVESTMENT INCOME (LOSS)                            0.03% (0.06)%  0.18%   0.67%    (0.03)%
PORTFOLIO TURNOVER RATE                                 70.8%   60.7%  72.4%   65.3%      36.6%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                0.89%   0.90% 0.89%*  0.91%*     0.98%*
RATIO OF EXPENSES TO AVERAGE NET ASSETS AFTER BROKER
REBATES:**                                                N/A     N/A    N/A     N/A      0.99%

--------------------------------------------------------------------------------

* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
** Prior to 05/01/2003, broker rebates were excluded from the calculation of the expense limitation.
N/A Not applicable
(a) Net investment income (loss) per share was calculated using average shares outstanding.
(b) Rounds to less than $0.005 per share.

  OPPENHEIMER CAPITAL APPRECIATION PORTFOLIO



                                                                                 FOR THE PERIOD FROM
                                                                                     MAY 2, 2005
                                                             FOR THE YEARS ENDED   (COMMENCEMENT OF
                                                               DECEMBER 31,         OPERATIONS) TO
                                                             ------------------- DECEMBER 31, 2005(A)
CLASS E                                                       2007(A)   2006(A)  --------------------
---------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                             $9.25    $8.68           $7.97
                                                             ---------  -------        --------
INCOME FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                             0.01  0.00(b)            0.01
NET REALIZED AND UNREALIZED GAINS                                 1.28     0.67            0.79
                                                             ---------  -------        --------
TOTAL FROM INVESTMENT OPERATIONS                                  1.29     0.67            0.80
                                                             ---------  -------        --------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                         (0.00)(b)   (0.03)          (0.01)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS                   (0.61)   (0.07)          (0.08)
                                                             ---------  -------        --------
TOTAL DISTRIBUTIONS                                             (0.61)   (0.10)          (0.09)
                                                             ---------  -------        --------
NET ASSET VALUE, END OF PERIOD                                   $9.93    $9.25           $8.68
                                                             ---------  -------        --------
TOTAL RETURN                                                    14.48%    7.68%         10.01%+
                                                             ---------  -------        --------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                           $6.2     $2.5            $0.9
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                         0.80%    0.80%         0.83%++
NET INVESTMENT INCOME                                            0.13%    0.03%         0.15%++
PORTFOLIO TURNOVER RATE                                          70.8%    60.7%          72.4%+
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS BEFORE
REIMBURSEMENT BY THE MANAGER AND BROKER REBATES:                   N/A    0.80%        0.80%*++

--------------------------------------------------------------------------------

+  Non-annualized
++ Annualized
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
N/A Not applicable
(a) Net investment income per share was calculated using average shares outstanding.
(b) Rounds to less than $0.005 per share.

                                                   PIMCO TOTAL RETURN PORTFOLIO



                                                           FOR THE YEARS ENDED DECEMBER 31,
                                                      ------------------------------------------
CLASS A                                                2007(A)  2006(A)  2005(A) 2004(A) 2003(A)
------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                     $11.80   $11.60 $11.40  $11.61  $11.34
                                                      --------- -------- ------  ------  ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                      0.56     0.49   0.40    0.20    0.28
NET REALIZED AND UNREALIZED GAINS (LOSSES)                 0.35     0.04 (0.12)    0.40    0.23
                                                      --------- -------- ------  ------  ------
TOTAL FROM INVESTMENT OPERATIONS                           0.91     0.53   0.28    0.60    0.51
                                                      --------- -------- ------  ------  ------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                     (0.42)   (0.32) (0.01)  (0.81)  (0.13)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS                --   (0.01) (0.07)      --  (0.11)
                                                      --------- -------- ------  ------  ------
TOTAL DISTRIBUTIONS                                      (0.42)   (0.33) (0.08)  (0.81)  (0.24)
                                                      --------- -------- ------  ------  ------
NET ASSET VALUE, END OF PERIOD                           $12.29   $11.80 $11.60  $11.40  $11.61
                                                      --------- -------- ------  ------  ------
TOTAL RETURN                                              7.85%    4.80%  2.46%   5.25%   4.53%
                                                      --------- -------- ------  ------  ------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                $3,045.1 $1,445.1 $912.6  $578.0  $194.5
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES**                                                0.54%    0.58%  0.57%   0.57%   0.59%
NET INVESTMENT INCOME                                     4.74%    4.28%  3.42%   1.69%   2.43%
PORTFOLIO TURNOVER RATE                               412.8%(b)   161.2% 344.2%  416.0%  547.1%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:**                                                0.54%    0.58%  0.57%     N/A  0.57%*

--------------------------------------------------------------------------------

* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
** Prior to 05/01/2003, broker rebates were excluded from the calculation of the expense limitation.
N/A Not applicable
(a) Net investment income per share was calculated using average shares outstanding.
(b) Excludes TBA securities.

  PIMCO TOTAL RETURN PORTFOLIO



                                                            FOR THE YEARS ENDED DECEMBER 31,
                                                      --------------------------------------------
CLASS B                                                2007(A)  2006(A)  2005(A)  2004(A)  2003(A)
--------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                     $11.69   $11.50   $11.32   $11.54 $11.29
                                                      --------- -------- -------- -------- ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                      0.53     0.46     0.37     0.19   0.24
NET REALIZED AND UNREALIZED GAINS (LOSSES)                 0.34     0.04   (0.12)     0.38   0.25
                                                      --------- -------- -------- -------- ------
TOTAL FROM INVESTMENT OPERATIONS                           0.87     0.50     0.25     0.57   0.49
                                                      --------- -------- -------- -------- ------
DISTRIBUTIONS:

DISTRIBUTIONS IN EXCESS OF NET INVESTMENT INCOME         (0.39)   (0.30)       --   (0.79) (0.13)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS                --   (0.01)   (0.07)       -- (0.11)
                                                      --------- -------- -------- -------- ------
TOTAL DISTRIBUTIONS                                      (0.39)   (0.31)   (0.07)   (0.79) (0.24)
                                                      --------- -------- -------- -------- ------
NET ASSET VALUE, END OF PERIOD                           $12.17   $11.69   $11.50   $11.32 $11.54
                                                      --------- -------- -------- -------- ------
TOTAL RETURN                                              7.56%    4.52%    2.25%    4.98%  4.31%
                                                      --------- -------- -------- -------- ------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                $1,274.4 $1,219.1 $1,107.7 $1,028.5 $893.8
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES**                                                0.79%    0.83%    0.82%    0.81%  0.83%
NET INVESTMENT INCOME                                     4.51%    4.01%    3.13%    1.66%  2.07%
PORTFOLIO TURNOVER RATE                               412.8%(b)   161.2%   344.2%   416.0% 547.1%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:**                                                0.79%    0.83%    0.82%      N/A 0.82%*

--------------------------------------------------------------------------------

* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
** Prior to 05/01/2003, broker rebates were excluded from the calculation of the expense limitation.
N/A Not applicable
(a) Net investment income per share was calculated using average shares outstanding.
(b) Excludes TBA securities.

                                                   PIMCO TOTAL RETURN PORTFOLIO



                                                          FOR THE YEARS ENDED DECEMBER 31,
                                                      -----------------------------------------
CLASS E                                                2007(A)  2006(A) 2005(A) 2004(A) 2003(A)
-----------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                     $11.73 $11.53  $11.34  $11.56  $11.30
                                                      --------- ------  ------  ------  ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                      0.54   0.47    0.39    0.21    0.23
NET REALIZED AND UNREALIZED GAINS (LOSSES)                 0.35   0.05  (0.13)    0.37    0.27
                                                      --------- ------  ------  ------  ------
TOTAL FROM INVESTMENT OPERATIONS                           0.89   0.52    0.26    0.58    0.50
                                                      --------- ------  ------  ------  ------
DISTRIBUTIONS:

DISTRIBUTIONS IN EXCESS OF NET INVESTMENT INCOME         (0.41) (0.31)      --  (0.80)  (0.13)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS                -- (0.01)  (0.07)      --  (0.11)
                                                      --------- ------  ------  ------  ------
TOTAL DISTRIBUTIONS                                      (0.41) (0.32)  (0.07)  (0.80)  (0.24)
                                                      --------- ------  ------  ------  ------
NET ASSET VALUE, END OF PERIOD                           $12.21 $11.73  $11.53  $11.34  $11.56
                                                      --------- ------  ------  ------  ------
TOTAL RETURN                                              7.63%  4.67%   2.33%   5.06%   4.44%
                                                      --------- ------  ------  ------  ------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                  $132.0 $132.5  $146.6  $146.6  $119.3
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES**                                                0.69%  0.72%   0.72%   0.71%   0.73%
NET INVESTMENT INCOME                                     4.61%  4.10%   3.24%   1.76%   2.02%
PORTFOLIO TURNOVER RATE                               412.8%(b) 161.2%  344.2%  416.0%  547.1%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:**                                                0.69%  0.72%   0.72%     N/A  0.71%*

--------------------------------------------------------------------------------

* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
** Prior to 05/01/2003, broker rebates were excluded from the calculation of the expense limitation.
N/A Not Applicable
(a) Net investment income per share was calculated using average shares outstanding.
(b) Excludes TBA securities.

  PIONEER FUND PORTFOLIO#



                                                          FOR THE YEARS ENDED DECEMBER 31,
                                                      ----------------------------------------
CLASS A                                               2007(A)  2006(A) 2005(A) 2004(A) 2003(A)
----------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                    $14.63 $12.75  $12.03  $10.92   $8.94
                                                      -------- ------  ------  ------  ------
INCOME FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                     0.15   0.13    0.13    0.11    0.15
NET REALIZED AND UNREALIZED GAINS                         0.58   1.89    0.59    1.11    1.98
                                                      -------- ------  ------  ------  ------
TOTAL FROM INVESTMENT OPERATIONS                          0.73   2.02    0.72    1.22    2.13
                                                      -------- ------  ------  ------  ------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                    (0.13) (0.14)      --  (0.11)  (0.15)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS               --     --      --      --      --
                                                      -------- ------  ------  ------  ------
TOTAL DISTRIBUTIONS                                     (0.13) (0.14)      --  (0.11)  (0.15)
                                                      -------- ------  ------  ------  ------
NET ASSET VALUE, END OF PERIOD                          $15.23 $14.63  $12.75  $12.03  $10.92
                                                      -------- ------  ------  ------  ------
TOTAL RETURN                                             5.01% 15.92%   5.99%  11.13%  23.78%
                                                      -------- ------  ------  ------  ------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                  $46.1  $43.7   $46.0   $33.0   $27.0
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                 0.97%  1.09%   1.01%  0.99%*   1.12%
NET INVESTMENT INCOME                                    0.95%  0.98%   1.03%   0.98%   1.56%
PORTFOLIO TURNOVER RATE                                  18.2%  28.5%   16.0%   19.0%   98.0%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY MANAGER:                      0.99%(b)  1.22%   1.01%   1.12%   1.12%

--------------------------------------------------------------------------------

# On May 1, 2006, the Portfolio received, through a plan of reorganization, all of the assets and assumed the liabilities of the Pioneer Fund Portfolio, a series of The Travelers Series Trust, that followed the same investment objective as the Portfolio. The information for each of the periods prior to May 1, 2006 is that of the predecessor Pioneer Fund Portfolio.
*  The investment manager waived a portion of its management fee for the year.
(a) Net investment income per share was calculated using average shares outstanding.
(b) Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.

                                            PIONEER STRATEGIC INCOME PORTFOLIO#



                                          FOR THE
                                         YEAR ENDED  PERIOD ENDED FOR THE YEARS ENDED OCTOBER 31,
                                        DECEMBER 31, DECEMBER 31, -------------------------------
CLASS A                                   2007(A)     2006(A)(B)  2006(A) 2005(A) 2004(A) 2003(A)
-----------------------------------------            -            -------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD        $9.46        $9.81     $9.56   $9.73    $9.53  $8.94
                                           ------      -------    ------  ------  ------- ------
INCOME (LOSS) FROM INVESTMENT
OPERATIONS:

NET INVESTMENT INCOME                        0.51         0.07      0.49    0.53     0.57   0.63
NET REALIZED AND UNREALIZED GAINS            0.12         0.04      0.15  (0.04)     0.48   1.04
(LOSSES)                                   ------      -------    ------  ------  ------- ------
TOTAL FROM INVESTMENT OPERATIONS             0.63         0.11      0.64    0.49     1.05   1.67
                                           ------      -------    ------  ------  ------- ------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME       (0.07)       (0.46)    (0.39)  (0.66)   (0.85) (1.08)
DISTRIBUTIONS FROM NET REALIZED CAPITAL        --           --        --      --       --     --
GAINS                                      ------      -------    ------  ------  ------- ------
TOTAL DISTRIBUTIONS                        (0.07)       (0.46)    (0.39)  (0.66)   (0.85) (1.08)
                                           ------      -------    ------  ------  ------- ------
NET ASSET VALUE, END OF PERIOD             $10.02        $9.46     $9.81   $9.56    $9.73  $9.53
                                           ------      -------    ------  ------  ------- ------
TOTAL RETURN                                6.65%       1.10%+     6.95%   5.17%   11.66% 20.56%
                                           ------      -------    ------  ------  ------- ------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)    $327.7       $253.8      $243    $186     $107   $100
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                    0.76%      0.85%++     0.88%   0.86%  0.90%**  1.00%
NET INVESTMENT INCOME                       5.28%      4.56%++     5.13%   5.58%    6.19%  7.05%
PORTFOLIO TURNOVER RATE                     44.5%        6.4%+     33.0%   37.0%    56.0% 141.0%
(1) RATIO OF OPERATING EXPENSES TO
AVERAGE NET ASSETS BEFORE
REIMBURSEMENT BY THE MANAGER AND
BROKER REBATES:                             0.76%      0.85%++     0.88%     N/A      N/A    N/A

--------------------------------------------------------------------------------

# On May 1, 2006, the Portfolio received, through a plan of reorganization, all of the assets and assumed the liabilities of the Pioneer Strategic Income Portfolio, a series of The Travelers Series Trust, that followed the same investment objective as the Portfolio. The information for each of the periods prior to May 1, 2006 is that of the predecessor Pioneer Strategic Income Portfolio and the predecessor fund.
** The investment manager waived a portion of its management fee for the year ended October 31, 2004. The actual expense ratio did not change due to this waiver.
+  Non-Annualized
++ Annualized
(a) Net investment income per share was calculated using average shares outstanding.
(b) Fiscal year end changed on November 1, 2006 from October 31 to December 31. N/A Not applicable

  T. ROWE PRICE MID CAP GROWTH PORTFOLIO



                                                         FOR THE YEARS ENDED DECEMBER 31,
                                                      ---------------------------------------
CLASS A                                               2007(A) 2006(A) 2005(A) 2004(A) 2003(A)
---------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                   $8.76   $8.49    $7.55   $6.39   $4.66
                                                      ------  ------  ------- ------- -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME (LOSS)                            0.02    0.03   (0.01)  (0.03)  (0.02)
NET REALIZED AND UNREALIZED GAINS                       1.50    0.53     1.13    1.19    1.75
                                                      ------  ------  ------- ------- -------
TOTAL FROM INVESTMENT OPERATIONS                        1.52    0.56     1.12    1.16    1.73
                                                      ------  ------  ------- ------- -------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                  (0.02)      --       --      --      --
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS         (0.43)  (0.29)   (0.18)      --      --
                                                      ------  ------  ------- ------- -------
TOTAL DISTRIBUTIONS                                   (0.45)  (0.29)   (0.18)      --      --
                                                      ------  ------  ------- ------- -------
NET ASSET VALUE, END OF PERIOD                         $9.83   $8.76    $8.49   $7.55   $6.39
                                                      ------  ------  ------- ------- -------
TOTAL RETURN                                          17.85%   6.56%   14.87%  18.15%  37.12%
                                                      ------  ------  ------- ------- -------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)               $524.2  $386.8   $258.6  $145.7   $34.8
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES**                                             0.78%   0.81%    0.80%   0.90%   0.91%
NET INVESTMENT INCOME (LOSS)                           0.16%   0.32%  (0.08)% (0.41)% (0.37)%
PORTFOLIO TURNOVER RATE                                35.5%   33.7%    23.0%   51.7%   56.5%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                               0.80%   0.81%    0.81%  0.83%*  0.92%*
RATIO OF EXPENSES TO AVERAGE NET ASSETS AFTER BROKER
REBATES:**                                               N/A     N/A      N/A     N/A   0.83%

--------------------------------------------------------------------------------

* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
** Prior to 05/01/2003, broker rebates were excluded from the calculation of the expense limitation.
N/A Not applicable
(a) Net investment income (loss) per share was calculated using average shares outstanding.

                                         T. ROWE PRICE MID CAP GROWTH PORTFOLIO



                                                         FOR THE YEARS ENDED DECEMBER 31,
                                                      ---------------------------------------
CLASS B                                               2007(A) 2006(A) 2005(A) 2004(A) 2003(A)
---------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                    $8.62  $8.38    $7.47   $6.34   $4.64
                                                      ------- ------  ------- ------- -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME (LOSS)                           (0.01)   0.01   (0.03)  (0.05)  (0.04)
NET REALIZED AND UNREALIZED GAINS                        1.48   0.52     1.12    1.18    1.74
                                                      ------- ------  ------- ------- -------
TOTAL FROM INVESTMENT OPERATIONS                         1.47   0.53     1.09    1.13    1.70
                                                      ------- ------  ------- ------- -------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                  (0.00)+     --       --      --      --
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS          (0.43) (0.29)   (0.18)      --      --
                                                      ------- ------  ------- ------- -------
TOTAL DISTRIBUTIONS                                    (0.43) (0.29)   (0.18)      --      --
                                                      ------- ------  ------- ------- -------
NET ASSET VALUE, END OF PERIOD                          $9.66  $8.62    $8.38   $7.47   $6.34
                                                      ------- ------  ------- ------- -------
TOTAL RETURN                                           17.64%  6.16%   14.63%  17.82%  36.64%
                                                      ------- ------  ------- ------- -------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                $523.0 $453.6   $422.6  $345.0  $307.7
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES**                                              1.03%  1.05%    1.05%   1.16%   1.18%
NET INVESTMENT INCOME (LOSS)                          (0.08)%  0.12%  (0.34)% (0.69)% (0.64)%
PORTFOLIO TURNOVER RATE                                 35.5%  33.7%    23.0%   51.7%   56.5%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                1.05%  1.06%    1.06%  1.07%*  1.16%*
RATIO OF EXPENSES TO AVERAGE NET ASSETS AFTER BROKER
REBATES:**                                                N/A    N/A      N/A     N/A   1.12%

--------------------------------------------------------------------------------

+  Rounds to less than $0.005 per share.
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
** Prior to 05/01/2003, broker rebates were excluded from the calculation of the expense limitation.
N/A Not applicable
(a) Net investment income (loss) per share was calculated using average shares outstanding.

  T. ROWE PRICE MID CAP GROWTH PORTFOLIO



                                                         FOR THE YEARS ENDED DECEMBER 31,
                                                      ---------------------------------------
CLASS E                                               2007(A) 2006(A) 2005(A) 2004(A) 2003(A)
---------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                   $8.67   $8.42    $7.50   $6.36   $4.65
                                                      ------  ------  ------- ------- -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME (LOSS)                           0.00+    0.02   (0.02)  (0.04)  (0.03)
NET REALIZED AND UNREALIZED GAINS                       1.49    0.52     1.12    1.18    1.74
                                                      ------  ------  ------- ------- -------
TOTAL FROM INVESTMENT OPERATIONS                        1.49    0.54     1.10    1.14    1.71
                                                      ------  ------  ------- ------- -------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                  (0.01)      --       --      --      --
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS         (0.43)  (0.29)   (0.18)      --      --
                                                      ------  ------  ------- ------- -------
TOTAL DISTRIBUTIONS                                   (0.44)  (0.29)   (0.18)      --      --
                                                      ------  ------  ------- ------- -------
NET ASSET VALUE, END OF PERIOD                         $9.72   $8.67    $8.42   $7.50   $6.36
                                                      ------  ------  ------- ------- -------
TOTAL RETURN                                          17.62%   6.38%   14.70%  17.92%  36.77%
                                                      ------  ------  ------- ------- -------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                $37.3   $25.0    $25.4   $21.5   $10.8
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES**                                             0.93%   0.95%    0.95%   1.05%   1.08%
NET INVESTMENT INCOME (LOSS)                          0.00%+   0.22%  (0.24)% (0.57)% (0.54)%
PORTFOLIO TURNOVER RATE                                35.5%   33.7%    23.0%   51.7%   56.5%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                               0.95%   0.96%    0.96%  0.97%*  1.06%*
RATIO OF EXPENSES TO AVERAGE NET ASSETS AFTER BROKER
REBATES:**                                               N/A     N/A      N/A     N/A   1.01%

--------------------------------------------------------------------------------

+  Rounds to less than $0.005 per share.
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
** Prior to 05/01/2003, broker rebates were excluded from the calculation of the expense limitation.
N/A Not applicable
(a) Net investment income (loss) per share was calculated using average shares outstanding.

                                                  VAN KAMPEN COMSTOCK PORTFOLIO



                                                                                 FOR THE PERIOD FROM
                                                             FOR THE YEARS ENDED     MAY 2, 2005
                                                               DECEMBER 31,        (COMMENCEMENT OF
                                                             -------------------    OPERATIONS) TO
                                                                                 DECEMBER 31, 2005(A)
CLASS A                                                      2007(A)   2006(A)   --------------------
---------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                           $11.95    $10.40         $10.00
                                                             --------  --------        -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                            0.25      0.23           0.14
NET REALIZED AND UNREALIZED GAINS (LOSSES)                     (0.49)      1.45           0.45
                                                             --------  --------        -------
TOTAL FROM INVESTMENT OPERATIONS                               (0.24)      1.68           0.59
                                                             --------  --------        -------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                           (0.19)   (0.00)*         (0.11)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS                  (0.26)    (0.13)         (0.08)
                                                             --------  --------        -------
TOTAL DISTRIBUTIONS                                            (0.45)    (0.13)         (0.19)
                                                             --------  --------        -------
NET ASSET VALUE, END OF PERIOD                                 $11.26    $11.95         $10.40
                                                             --------  --------        -------
TOTAL RETURN                                                  (2.31)%    16.34%         5.93%+
                                                             --------  --------        -------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                      $1,839.2  $1,210.1         $880.4
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                        0.61%     0.67%        0.68%++
NET INVESTMENT INCOME                                           2.04%     2.11%        2.02%++
PORTFOLIO TURNOVER RATE                                         22.2%     32.7%         75.7%+
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS BEFORE
REIMBURSEMENT BY THE MANAGER AND BROKER REBATES:                0.61%     0.67%        0.68%++

--------------------------------------------------------------------------------

*  Rounds to less than $0.005 per share.
+  Non-annualized
++ Annualized
(a) Net investment income per share was calculated using average shares outstanding.

  VAN KAMPEN COMSTOCK PORTFOLIO



                                                                                 FOR THE PERIOD FROM
                                                             FOR THE YEARS ENDED     MAY 2, 2005
                                                              DECEMBER 31,         (COMMENCEMENT OF
                                                             -------------------    OPERATIONS) TO
                                                                                 DECEMBER 31, 2005(A)
CLASS B                                                      2007(A)   2006(A)   --------------------
---------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                          $11.91   $10.39           $10.00
                                                              -------  ------          -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                           0.22     0.20             0.12
NET REALIZED AND UNREALIZED GAINS (LOSSES)                    (0.48)     1.45             0.46
                                                              -------  ------          -------
TOTAL FROM INVESTMENT OPERATIONS                              (0.26)     1.65             0.58
                                                              -------  ------          -------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                          (0.17)       --           (0.11)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS                 (0.26)   (0.13)           (0.08)
                                                              -------  ------          -------
TOTAL DISTRIBUTIONS                                           (0.43)   (0.13)           (0.19)
                                                              -------  ------          -------
NET ASSET VALUE, END OF PERIOD                                $11.22   $11.91           $10.39
                                                              -------  ------          -------
TOTAL RETURN                                                 (2.49)%   16.05%           5.75%+
                                                              -------  ------          -------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                       $162.0   $145.3            $58.8
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                       0.85%    0.92%          0.93%++
NET INVESTMENT INCOME                                          1.80%    1.85%          1.71%++
PORTFOLIO TURNOVER RATE                                        22.2%    32.7%           75.7%+
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS BEFORE
REIMBURSEMENT BY THE MANAGER AND BROKER REBATES:               0.86%    0.92%          0.93%++

--------------------------------------------------------------------------------

+  Non-annualized
++ Annualized
(a) Net investment income per share was calculated using average shares outstanding.

                                            VAN KAMPEN MID CAP GROWTH PORTFOLIO



                                                         FOR THE YEARS ENDED DECEMBER 31,
                                                      ---------------------------------------
CLASS A                                               2007(A) 2006(A) 2005(A) 2004(A) 2003(A)
---------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                  $10.44   $10.19  $10.43   $9.24   $6.78
                                                      ------  ------- ------- ------- -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME (LOSS)                            0.05   (0.01)  (0.04)  (0.04)  (0.05)
NET REALIZED AND UNREALIZED GAINS                       2.29     0.90    0.54    1.23    2.51
                                                      ------  ------- ------- ------- -------
TOTAL FROM INVESTMENT OPERATIONS                        2.34     0.89    0.50    1.19    2.46
                                                      ------  ------- ------- ------- -------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                      --       --      --      --      --
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS         (0.96)   (0.64)  (0.74)      --      --
                                                      ------  ------- ------- ------- -------
TOTAL DISTRIBUTIONS                                   (0.96)   (0.64)  (0.74)      --      --
                                                      ------  ------- ------- ------- -------
NET ASSET VALUE, END OF PERIOD                        $11.82   $10.44  $10.19  $10.43   $9.24
                                                      ------  ------- ------- ------- -------
TOTAL RETURN                                          23.84%    8.65%   4.71%  12.76%  36.43%
                                                      ------  ------- ------- ------- -------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                $29.6    $24.0   $21.5   $26.5   $27.6
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES*                                              0.88%    0.90%   0.90%   0.90%   0.90%
NET INVESTMENT INCOME (LOSS)                           0.46%  (0.08)% (0.35)% (0.43)% (0.57)%
PORTFOLIO TURNOVER RATE                                62.0%   226.6%  103.9%   99.5%  119.0%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                               0.88%    1.08%   0.99%   0.95%   1.04%

--------------------------------------------------------------------------------

(a) Net investment income (loss) per share was calculated using average shares outstanding.
* Prior to 05/01/2003, broker rebates were excluded from the calculation of the expense limitation.

  VAN KAMPEN MID CAP GROWTH PORTFOLIO



                                                         FOR THE YEARS ENDED DECEMBER 31,
                                                      ---------------------------------------
CLASS B                                               2007(A) 2006(A) 2005(A) 2004(A) 2003(A)
---------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                  $10.25   $10.04  $10.30   $9.16   $6.75
                                                      ------  ------- ------- ------- -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME (LOSS)                            0.02   (0.03)  (0.06)  (0.06)  (0.07)
NET REALIZED AND UNREALIZED GAINS                       2.24     0.88    0.54    1.20    2.48
                                                      ------  ------- ------- ------- -------
TOTAL FROM INVESTMENT OPERATIONS                        2.26     0.85    0.48    1.14    2.41
                                                      ------  ------- ------- ------- -------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                      --       --      --      --      --
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS         (0.96)   (0.64)  (0.74)      --      --
                                                      ------  ------- ------- ------- -------
TOTAL DISTRIBUTIONS                                   (0.96)   (0.64)  (0.74)      --      --
                                                      ------  ------- ------- ------- -------
NET ASSET VALUE, END OF PERIOD                        $11.55   $10.25  $10.04  $10.30   $9.16
                                                      ------  ------- ------- ------- -------
TOTAL RETURN                                          23.48%    8.37%   4.58%  12.45%  35.70%
                                                      ------  ------- ------- ------- -------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                $81.5    $54.8   $40.9   $36.0   $27.6
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES*                                              1.13%    1.15%   1.15%   1.15%   1.14%
NET INVESTMENT INCOME (LOSS)                           0.19%  (0.30)% (0.58)% (0.66)% (0.83)%
PORTFOLIO TURNOVER RATE                                62.0%   226.6%  103.9%   99.5%  119.0%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                               1.14%    1.34%   1.24%   1.20%   1.39%

--------------------------------------------------------------------------------

(a) Net investment income (loss) per share was calculated using average shares outstanding.
* Prior to 05/01/2003, broker rebates were excluded from the calculation of the expense limitation.

FOR MORE INFORMATION

If you would like more information about a Portfolio, the following documents are available to you free upon request:

ANNUAL/SEMI-ANNUAL REPORTS

Contain additional information about a Portfolio's performance. In a Portfolio's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION ("SAI")

Provides a fuller technical and legal description of the Portfolio's policies, investment restrictions, and business structure. The SAI is legally considered to be a part of this Prospectus.

IF YOU WOULD LIKE A COPY OF THE CURRENT VERSIONS OF THESE DOCUMENTS, OR OTHER INFORMATION ABOUT A PORTFOLIO, CONTACT:

                          MET INVESTORS SERIES TRUST
                                 5 PARK PLAZA
                                  SUITE 1900
                           IRVINE, CALIFORNIA 92614

                                1-800-848-3854

Free copies of the SAI and Annual and Semi-Annual Reports are available at the following website: www.metlifeinvestors.com

Information about a Portfolio, including the Annual and Semi-annual Reports and SAI, may also be obtained from the Securities and Exchange Commission ("SEC"):

[_] IN PERSON Review and copy documents in the SEC's Public Reference Room in Washington, D.C. (for information call 202-551-8090).

[_] ON LINE   Retrieve information from the EDGAR database on the SEC's web site at: http://www.sec.gov.

[_] BY MAIL   Request documents, upon payment of a duplicating fee, by writing to SEC, Public Reference Section, Washington, D.C. 20549 or by e-mailing the SEC at publicinfo@sec.gov.

                             SEC FILE # 811-10183

                                 MET INVESTORS
                            S E R I E S   T R U S T

                    Met/AIM Capital Appreciation Portfolio

                      Met/AIM Small Cap Growth Portfolio


                     Clarion Global Real Estate Portfolio
               (formerly Neuberger Berman Real Estate Portfolio)

                           Lazard Mid Cap Portfolio


                Legg Mason Partners Aggressive Growth Portfolio



                       Legg Mason Value Equity Portfolio

                     Lord Abbett Bond Debenture Portfolio

                    Lord Abbett Growth and Income Portfolio


                      Lord Abbett Mid Cap Value Portfolio

                   MFS(R) Emerging Markets Equity Portfolio


                    MFS(R) Research International Portfolio



                  Oppenheimer Capital Appreciation Portfolio

                         PIMCO Total Return Portfolio


                    T. Rowe Price Mid Cap Growth Portfolio


                    Third Avenue Small Cap Value Portfolio

                         Van Kampen Comstock Portfolio


                      Van Kampen Mid Cap Growth Portfolio


                      Class A, Class B and Class E Shares

                                __PROSPECTUS__


                                APRIL 28, 2008


Like all securities, these securities have not been approved or disapproved by the

Securities and Exchange Commission, nor has the Securities and Exchange

Commission passed upon the accuracy or adequacy of this Prospectus.

           Any representation to the contrary is a criminal offense.

                           ____TABLE OF CONTENTS____


                                                                PAGE

         INTRODUCTION                                            3
            Understanding the Trust                              3
            Understanding the Portfolios                         3

         THE PORTFOLIOS                                          5

           INVESTMENT SUMMARY                                    5
            Met/AIM Capital Appreciation Portfolio               6
            Met/AIM Small Cap Growth Portfolio                   10
            Clarion Global Real Estate Portfolio                 13
            Lazard Mid Cap Portfolio                             17
            Legg Mason Partners Aggressive Growth Portfolio      21
            Legg Mason Value Equity Portfolio                    24
            Lord Abbett Bond Debenture Portfolio                 28
            Lord Abbett Growth and Income Portfolio              33
            Lord Abbett Mid Cap Value Portfolio                  36
            MFS(R) Emerging Markets Equity Portfolio             39
            MFS(R) Research International Portfolio              43
            Oppenheimer Capital Appreciation Portfolio           47
            PIMCO Total Return Portfolio                         50
            T. Rowe Price Mid Cap Growth Portfolio               55
            Third Avenue Small Cap Value Portfolio               59
            Van Kampen Comstock Portfolio                        62
            Van Kampen Mid Cap Growth Portfolio                  66

           PRIMARY RISKS OF INVESTING IN THE PORTFOLIOS          70
           ADDITIONAL INVESTMENT STRATEGIES                      73
           MANAGEMENT                                            86
            The Manager                                          86
            The Advisers                                         88
            Distribution Plans                                  100

         YOUR INVESTMENT                                        100
            Shareholder Information                             100
            Dividends, Distributions and Taxes                  101
            Sales and Purchases of Shares                       102

         FINANCIAL HIGHLIGHTS                                   106

         FOR MORE INFORMATION                                Back Cover

INTRODUCTION

UNDERSTANDING THE TRUST


Met Investors Series Trust (the "Trust") is an open-end management investment company that offers a selection of fifty-two managed investment portfolios or mutual funds, only seventeen of which are offered through this Prospectus (the "Portfolios"). Each of the seventeen Portfolios described in this Prospectus has its own investment objective designed to meet different investment goals. Please see the Investment Summary section of this Prospectus for specific information on each Portfolio.


  INVESTING THROUGH A VARIABLE INSURANCE CONTRACT


  Class A, Class B and Class E shares of the Portfolios, as applicable, are currently only sold to separate accounts of Metropolitan Life Insurance Company and certain of its affiliates (collectively, "MetLife" or the "Insurance Companies") to fund the benefits under certain individual flexible premium variable life insurance policies and individual and group variable annuity contracts (collectively, "Contracts"). As a Contract owner, your premium payments are allocated to one or more of the Portfolios in accordance with your Contract.


  A particular Portfolio or class of a Portfolio of the Trust may not be available under the Contract you have chosen. The prospectus for the Contracts shows the Portfolios and classes available to you. Please read this Prospectus carefully before selecting a Portfolio. It provides information to assist you in your decision. If you would like additional information about a Portfolio, please request a copy of the Statement of Additional Information ("SAI"). For details about how to obtain a copy of the SAI and other reports and information, see the back cover of this Prospectus. The SAI is incorporated by reference into this Prospectus.

  Some of the Portfolios have names and investment objectives that are very similar to certain publicly available mutual funds that are managed by the same investment advisers. The Portfolios in this Prospectus are not those publicly available mutual funds and will not have the same performance. Different performance will result from such factors as different implementation of investment policies, different investment restrictions, different cash flows into and out of the Portfolios, different fees, and different asset sizes.

UNDERSTANDING THE PORTFOLIOS

After this Introduction you will find an Investment Summary for each Portfolio. Each Investment Summary presents important facts about a Portfolio, including information about its investment objective, principal investment strategy, primary risks, fees and expenses and past performance.

Each of the Portfolios falls into one of two categories of funds: equity funds and fixed income funds. A particular type of Portfolio may be more appropriate for you depending upon your investment needs.


 PLEASE SEE THE CONTRACT PROSPECTUS FOR A DETAILED EXPLANATION OF YOUR CONTRACT.

DESCRIPTION OF TYPES OF FUNDS:

  EQUITY FUNDS

  Although they may involve more risk, historically, equity securities such as common stocks have offered higher returns than bonds or other investments over the long term. A domestic equity fund principally invests in equity securities of U.S. companies and may also, to a minor extent, invest in securities of companies located outside the United States. An international equity fund principally invests in the equity securities of companies located outside the United States.

  FIXED INCOME FUNDS

  Fixed income securities are securities that pay a specified rate of return. Historically, fixed income funds are not as volatile as equity funds. These funds may lend stability to a portfolio made up primarily of stocks.

--------------------------------------------------------------------------------

BEFORE YOU CHOOSE A PORTFOLIO, PLEASE CONSIDER...

All of the Portfolios involve risk, but there is also the potential for reward. You can lose money--and you can make money. The Portfolios are structured so that each offers a different degree of risk and reward than others.

WHAT RISK/REWARD LEVEL IS FOR YOU? ASK YOURSELF THE FOLLOWING:
(1) HOW WELL DO I HANDLE FLUCTUATIONS IN MY ACCOUNT VALUE?

    The greater the degree of risk for a Portfolio, the more its price is likely to move up and down on a day to day basis. If this makes you uncomfortable, you may prefer an investment that is less risky and that may not fluctuate in price as much.

(2) AM I LOOKING FOR A HIGHER RATE OF RETURN?

    Generally, the higher the potential return, the higher the risk. If you find the potential to make money is worth the possibility of losing more, then a Portfolio with higher risk may be right for you.

A final note: These Portfolios are designed for long-term investment.

                                THE PORTFOLIOS

INVESTMENT SUMMARY

Each Portfolio's summary discusses the following:

    INVESTMENT OBJECTIVE
    What is the Portfolio's investment goal?

    PRINCIPAL INVESTMENT STRATEGY
    How does the Portfolio attempt to achieve its investment goal? What types of investments does it contain? What style of investing and investment philosophy does it follow?

    PRIMARY RISKS
    What are the specific risks of investing in the Portfolio?

    PAST PERFORMANCE
    How well has the Portfolio performed over time?

    FEES AND EXPENSES
    What is the cost of investing in the Portfolio?

In addition to its principal investment strategy, each Portfolio may invest in various types of securities and engage in various investment techniques and practices which are not the principal focus of the Portfolio and therefore are not described in the Investment Summary section of the Prospectus. These other securities and investment techniques and practices in which a Portfolio may engage, together with their risks, are briefly discussed in "Additional Investment Strategies" in this Prospectus.

Following the Investment Summary is the section entitled "Primary Risks of Investing in the Portfolios" which lists some of the factors that may affect the value of a Portfolio's investments.

The SAI provides more detailed information regarding the various types of securities that a Portfolio may purchase and certain investment techniques and practices of its Adviser.

The Contracts may be sold by banks. AN INVESTMENT IN A PORTFOLIO OF THE TRUST THROUGH A CONTRACT IS NOT A DEPOSIT OR OBLIGATION OF, OR GUARANTEED BY, ANY BANK, AND IS NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY OF THE U.S. GOVERNMENT.


 EACH PORTFOLIO IN THIS PROSPECTUS IS A MUTUAL FUND: A POOLED INVESTMENT THAT IS PROFESSIONALLY MANAGED AND THAT GIVES YOU THE OPPORTUNITY TO PARTICIPATE IN FINANCIAL MARKETS. EACH PORTFOLIO STRIVES TO REACH ITS STATED INVESTMENT OBJECTIVE, WHICH CAN BE CHANGED WITHOUT SHAREHOLDER APPROVAL. AS WITH ALL MUTUAL FUNDS, THERE IS NO GUARANTEE THAT A PORTFOLIO WILL ACHIEVE ITS INVESTMENT OBJECTIVE.


 A PORTFOLIO'S ADVISER MAY SELL A PORTFOLIO SECURITY WHEN THE VALUE OF THE INVESTMENT REACHES OR EXCEEDS ITS ESTIMATED FAIR VALUE, TO TAKE ADVANTAGE OF MORE ATTRACTIVE INVESTMENT OPPORTUNITIES, WHEN THE ISSUER'S INVESTMENT FUNDAMENTALS BEGIN TO DETERIORATE, WHEN THE PORTFOLIO MUST MEET REDEMPTIONS, OR FOR OTHER INVESTMENT REASONS.

                    MET/AIM CAPITAL APPRECIATION PORTFOLIO

INVESTMENT OBJECTIVE:

Capital appreciation.

PRINCIPAL INVESTMENT STRATEGY:


The Portfolio invests principally in common stocks of domestic and foreign companies the Adviser believes are likely to benefit from new or innovative products, services or processes, as well as those that have experienced above-average, long-term growth in earnings and have excellent prospects for future growth. The Portfolio will not invest more than 25% of its total assets in foreign securities.

The Adviser is not constrained to any particular investment style. The Portfolio may tend to buy "growth" stocks or "value" stocks. In selecting companies for investment, the Adviser looks for companies with increasing market share, experienced and effective management and competitive advantage. The Portfolio may invest in small, relatively new or unseasoned companies. The Portfolio may also purchase call options, which are derivatives, but not for speculative purposes, and write covered call options on no more than 20% of the value of its net assets.


PRIMARY RISKS:


The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail starting on page 70, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:


  .  Market risk

  .  Market capitalization risk

  .  Investment style risk

  .  Foreign investment risk

The Portfolio's investments in derivatives can significantly increase the Portfolio's exposure to market risk and credit risk of the counterparty. Derivatives also involve the risk of mispricing or improper valuation, and the risk that changes in the value of the derivative may not correlate perfectly with the relevant assets, rates or indices.

PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

The performance shown below is the performance of the Portfolio's Class A shares, the Portfolio's oldest Class. The historical performance shown for the Portfolio's Class A shares is the performance of the Portfolio's predecessor funds managed by the Adviser using the same investment objective and strategy as the Portfolio. On July 1, 2005, substantially all of the assets of the AIM Capital Appreciation Portfolio of Travelers Series Fund, Inc. were transferred to the AIM Capital Appreciation Portfolio, a series of The Travelers Series Trust. The assets of the AIM Capital Appreciation Portfolio of The Travelers Series Trust were transferred to the Portfolio on May 1, 2006. The performance shown below for the Portfolio's Class A shares prior to May 1, 2006 is the historical performance of the AIM Capital Appreciation Portfolio of The Travelers Series Trust (from July 1, 2005 through April 30, 2006) and of the AIM Capital Appreciation Portfolio of Travelers Series Fund, Inc. (from January 1, 1996 through June 30, 2005).

The bar chart below shows you the performance of the Portfolio's Class A shares for the last ten calendar years and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart.


Year-by-Year Total Return as of 12/31 of Each Year

                                    [CHART]

  98      99      00      01      02      03      04      05      06      07
------  ------  ------  ------  ------  ------  ------  ------  ------  ------
17.21% 42.96%  -10.40%  -23.76% -23.87%  29.31%  6.50%  8.73%   6.88%   11.92%

High Quarter: 4th-1999  +35.92%
Low Quarter:  3rd-2001  -23.04%






 PORTFOLIO MANAGEMENT:


..  Invesco Aim Capital Management, Inc. see page 88

..  For financial highlights see page 106

The table below compares the Portfolio's Class A and Class E shares' average annual compounded total returns for the 1-, 5- and 10-year periods and since inception through 12/31/07, as applicable, with the S&P 500 Index and with the Russell 1000 Growth Index. The S&P 500 Index is a widely recognized unmanaged index that measures the stock performance of 500 large- and medium-sized companies and is often used to indicate the performance of the overall stock market. The Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.



      Average Annual Total Return as of 12/31/07
-------------------------------------------------------
                                      Since   Inception
              1 Year 5 Year 10 Year Inception   Date
------------- ------ ------ ------- --------- ---------
Class A       11.92% 12.36%  4.55%      --          --
Class E          --     --     --     4.21%    4/28/07
S&P 500 Index  5.49% 12.83%  5.91%      --
Russell 1000
 Growth Index 11.81% 12.10%  3.83%      --



FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2007 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)



                                          Class A Class E
----------------------------------------- ------- -------
---------------------------------------------------------
Management Fee*                            0.76%   0.76%
---------------------------------------------------------
12b-1 Fees                                 None    0.15%
---------------------------------------------------------
Other Expenses                             0.10%   0.10%
---------------------------------------------------------
Total Annual Portfolio Operating Expenses  0.86%   1.01%
---------------------------------------------------------



        * Met Investors Advisory, LLC (the "Manager") has agreed that any advisory fee waivers received from the Portfolio's Adviser commencing May 1, 2006 will be passed on to the Portfolio in the form of a voluntary fee waiver. For purposes of calculating the Adviser's fee, the assets of the Portfolio and the assets of the Met/AIM Small Cap Growth Portfolio of the Trust are aggregated. Including the voluntary fee waiver, the management fee for the year ended December 31, 2007 was 0.74%.

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES



         Class A  Class E
--------------------------
1 Year   $     88 $    104
--------------------------
3 Years  $    275 $    323
--------------------------
5 Years  $    479 $    560
--------------------------
10 Years $  1,064 $  1,241
--------------------------

                      MET/AIM SMALL CAP GROWTH PORTFOLIO

INVESTMENT OBJECTIVE:

Long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGY:


The Portfolio seeks to meet its objective by investing, normally, at least 80% of its net assets in securities of small-cap companies. In complying with this 80% investment requirement, the Portfolio will invest primarily in marketable equity securities, including convertible securities, but its investments may include other securities, such as synthetic instruments. Synthetic instruments are investments that have economic characteristics similar to the Portfolio's direct investments, and may include warrants, futures, options, exchange-traded funds and American Depositary Receipts. The Portfolio considers a company to be a small-cap company if it has a market capitalization, at the time of purchase, no larger than the largest capitalized company included in the Russell 2000 Index during the most recent 11-month period (based on month-end data) plus the most recent data during the current month, within the range of market capitalizations of companies included in the Russell 2000 Index.

The Portfolio may invest up to 20% of its net assets in equity securities of issuers that have market capitalizations, at the time of purchase, outside of the range of market capitalizations of companies included in the Russell 2000 Index, and in investment-grade non-convertible debt securities, U.S. government securities and high-quality money market instruments. The Portfolio may also invest up to 25% of its total assets in foreign securities. For risk management purposes, the Portfolio may hold a portion of its assets in cash or cash equivalents, including money market instruments.

In selecting investments, the portfolio managers seek to identify those companies that have strong earnings momentum or demonstrate other potential for growth of capital. The portfolio managers anticipate that the Portfolio, when fully invested, will generally be comprised of companies that are currently experiencing a greater than anticipated increase in earnings.


PRIMARY RISKS:


The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail starting on page 70, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:


  .  Market risk

  .  Market capitalization risk

  .  Investment style risk

  .  Foreign investment risk

The Portfolio's investments in derivatives can significantly increase the Portfolio's exposure to market risk or credit risk of the counterparty. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the relevant assets, rates and indices.

PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.


The bar chart below shows you the performance of the Portfolio's Class B shares, the Portfolio's oldest class, for each full calendar year since its inception and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart.

               Year-by-Year Total Return as of 12/31 of Each Year

                                    [CHART]

        02        03          04          05          06         07
     ------     ------       -----      ------     ------     ------
    -27.50%     38.86%       6.43%       8.27%      14.18%     11.07%

                   High Quarter:   2nd - 2003      +20.75%
                   Low Quarter:    3rd - 2002      -18.43%



The table below compares the Portfolio's Class A, Class B and Class E shares' average annual compounded total returns for the 1- and 5-year periods and from inception through 12/31/07 with the Russell 2000 Index and the Russell 2000 Growth Index. The Russell 2000 Index is an unmanaged index which measures the performance of the 2,000 smallest companies in the Russell 3000 Index. The Russell 2000 Growth Index is an unmanaged index which measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.



---------------------------------------------------------------
        Average Annual Total Return as of 12/31/07
--------------------------------------------------------------
                                              Since   Inception
                             1 Year  5 Year Inception   Date
 -------------------------   ------- ------ --------- ---------
Class A                      11.40%  15.39%    6.91%    1/2/02
Class B                      11.07%  15.20%    9.39%   10/9/01
Class E                      11.20%  15.34%    7.66%    4/1/02
Russell 2000 Index           -1.57%  16.25%   12.12%*
Russell 2000 Growth Index     7.05%  16.50%   10.70%*
* Index performance is from 10/1/01.



 PORTFOLIO MANAGEMENT:


..  Invesco Aim Capital Management, Inc. see page 88

..  For financial highlights see page 108

FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2007 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)



                                          Class A Class B Class E
-----------------------------------------------------------------
Management Fee                             0.86%   0.86%   0.86%
-----------------------------------------------------------------
12b-1 Fees                                 None    0.25%   0.15%
-----------------------------------------------------------------
Other Expenses                             0.06%   0.06%   0.06%
-----------------------------------------------------------------
Total Annual Portfolio Operating Expenses  0.92%   1.17%   1.07%
-----------------------------------------------------------------



EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES



         Class A  Class B  Class E
-----------------------------------
1 Year   $     94 $    120 $    110
-----------------------------------
3 Years  $    295 $    374 $    342
-----------------------------------
5 Years  $    511 $    647 $    593
-----------------------------------
10 Years $  1,135 $  1,427 $  1,311
-----------------------------------

                     CLARION GLOBAL REAL ESTATE PORTFOLIO


INVESTMENT OBJECTIVE:

Total return through investment in real estate securities, emphasizing both capital appreciation and current income.

PRINCIPAL INVESTMENT STRATEGY:


Under normal market conditions, the Portfolio will invest at least 80% of its assets in a portfolio of equity securities of companies that are principally engaged in the real estate industry. In selecting investments for the Portfolio, the Portfolio's Adviser will select companies that derive at least 50% of their total revenues or earnings from owning, operating, developing and/or managing real estate. This portion of the Portfolio will have investments located in a number of different countries, including the U.S. As a general matter, the Portfolio expects these investments to be in common stocks of large-, mid- and small-sized companies, including real estate investment trusts and similarly situated real estate companies outside the U.S. ("REITs"). The Portfolio may invest in companies located in countries with emerging securities markets.

The Portfolio's Adviser uses a multi-step investment process for constructing the Portfolio's investment portfolio that combines top-down region and sector allocation with bottom-up individual stock selection.

First, the Adviser selects sectors and geographic regions in which to invest, and determines the degree of representation of such sectors and regions, through a systematic evaluation of public and private property market trends and conditions. Second, the Adviser uses an in-house valuation process to identify investments with superior current income and growth potential relative to their peers. This in-house valuation process examines several factors including:

  .  value and property;

  .  capital structure; and

  .  management and strategy.


PRIMARY RISKS:


The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail starting on page 70, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:


  .  Market risk

  .  Real estate investment risk


  .  Foreign investment rate risk


  .  Market capitalization risk

  .  Investment style risk

 PORTFOLIO MANAGEMENT:


..  ING Clarion Real Estate Securities L.P. see page 89

..  For financial highlights see page 111




In addition, investments in emerging markets include all of the risks of investments in foreign securities and are subject to severe price declines. The economic and political structures of developing nations, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity. Such countries may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners and economies based on only a few industries. For these reasons, all of the risks of investing in foreign securities are heightened by investing in emerging market countries. The markets of developing countries have been more volatile than the markets of developed countries with more mature economies. These markets often have provided significantly higher or lower rates of return than developed markets, and significantly greater risks, to investors.


PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.


The bar chart below shows you the performance of the Portfolio's Class B shares for each full calendar year since its inception and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart. Effective April 28, 2008, ING Clarion Real Estate Securities L.P. became the Portfolio's Adviser. Investment performance prior to that date is attributable to the Portfolio's former investment adviser.

                                    [CHART]

Year-by-Year Total Return as of 12/31 of Each Year

  05        06         07
------    ------     ------
13.29%    37.58%    -15.01%

High Quarter: 1st-2006  +14.88%
Low Quarter:  2nd-2007   -9.48%


The table below compares the Portfolio's Class A, Class B and Class E shares' average annual compounded total returns for the 1-year period and from inception through 12/31/07 with the FTSE NAREIT Equity Index, the Portfolio's benchmark prior to April 28, 2008, and with the FTSE EPRA/NAREIT Global Real Estate Index, the Portfolio's benchmark effective April 28, 2008. The FTSE NAREIT Equity Index is an unmanaged index that measures the performance of all publicly traded equity REITs. The FTSE EPRA/NAREIT Global Real Estate Index is designed to capture the performance of institutional quality property companies operating in North America, Europe, Asia, and Australia. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.



           Average Annual Total Return as of 12/31/07
----------------------------------------------------------------
                                               Since   Inception
                                     1 Year  Inception   Date
------------------------------------ ------  --------- ---------
Class A                              -14.79%   16.14%   5/1/04
Class B                              -15.01%   15.85%   5/1/04
Class E                              -14.86%   15.99%   5/1/04
FTSE NAREIT Equity REIT Index        -15.69%   16.59%*
FTSE EPRA/NAREIT Global Real
 Estate Index                         -6.96%   22.18%*
* Index performance is from 4/30/04.



For information on ING Clarion Real Estate Securities L.P.'s prior performance with a comparable fund see page 90.



FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2007 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)



                                          Class A Class B Class E
-----------------------------------------------------------------
Management Fee                             0.61%   0.61%   0.61%
-----------------------------------------------------------------
12b-1 Fees                                 None    0.25%   0.15%
-----------------------------------------------------------------
Other Expenses                             0.04%   0.04%   0.04%
-----------------------------------------------------------------
Total Annual Portfolio Operating Expenses  0.65%   0.90%   0.80%
-----------------------------------------------------------------

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES



                               Class A  Class B  Class E
                      -----------------------------------
                      1 Year   $     67 $     92 $     82
                      -----------------------------------
                      3 Years  $    209 $    288 $    256
                      -----------------------------------
                      5 Years  $    363 $    500 $    446
                      -----------------------------------
                      10 Years $    812 $  1,112 $    993
                      -----------------------------------

                           LAZARD MID CAP PORTFOLIO


INVESTMENT OBJECTIVE:

Long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGY:


The Portfolio seeks to meet its objective by investing, normally, at least 80% of its net assets in equity securities, including convertible securities, of mid-cap companies. In complying with this 80% investment requirement, the Portfolio's investments may include synthetic instruments. Synthetic instruments are investments that have economic characteristics similar to the Portfolio's direct investments, and may include warrants, futures, options, exchange-traded funds and American Depositary Receipts. The Portfolio considers a company to be a mid-cap company if it has a market capitalization, at the time of purchase, within the range of the largest and smallest capitalized companies included in the Russell Midcap Index during the most recent 11-month period (based on month-end data) plus the most recent data during the current month.

The Portfolio may invest up to 20% of its net assets in equity securities of companies in other market capitalization ranges and in investment grade debt securities. The Portfolio may also invest up to 25% of its total assets in foreign securities. For risk management purposes, the Portfolio may hold a portion of its assets in cash or cash equivalents, including money market instruments.

In selecting investments, the portfolio managers seek to identify those companies that are, in their view, undervalued relative to current or projected earnings, or the current market value of assets owned by the company. The primary emphasis of the portfolio managers' search for undervalued equity securities is in four categories: (1) out-of-favor cyclical growth companies;
(2) established growth companies that are undervalued compared to historical relative valuation parameters; (3) companies where there is early but tangible evidence of improving prospects which are not yet reflected in the value of the companies' equity securities; and (4) companies whose equity securities are selling at prices that do not yet reflect the current market value of their assets.


PRIMARY RISKS:


The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail starting on page 70, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:


  .  Market risk

  .  Foreign investment risk

  .  Market capitalization risk

  .  Investment style risk

 PORTFOLIO MANAGEMENT:


..  Lazard Asset Management LLC see page 91

..  For financial highlights see page 114



The Portfolio's investments in derivatives can significantly increase the Portfolio's exposure to market risk or credit risk of the counterparty. Derivatives can also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the relevant assets, rates and indices.

PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.


The bar chart below shows you the performance of the Portfolio's Class B shares, the Portfolio's oldest Class, for each full calendar year since its inception and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart. Effective December 19, 2005, Lazard Asset Management LLC became the Portfolio's Adviser. Investment performance information prior to that date is attributable to the Portfolio's former investment adviser.

               Year-by-Year Total Return as of 12/31 of Each Year

                                    [CHART]

                    02       03      04      05      06      07
                  -------  ------  ------  ------  ------  ------
                  -10.82%  26.03%  14.32%   8.06%  14.67%  -2.71%

                      High Quarter: 2nd - 2003 +15.66%
                      Low Quarter:  3rd - 2002 -14.33%

The table below compares the Portfolio's Class A, Class B and Class E shares' average annual compounded total returns for the 1- and 5-year periods and from inception through 12/31/07 with the Russell Midcap Index. The Russell Midcap Index measures the performance of the 800 companies in the Russell 1000 Index with the lowest market capitalization. These companies are considered representative of medium-sized companies. The median market capitalization was approximately $3.99 billion as of January 31, 2008. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.



      Average Annual Total Return as of 12/31/07
--------------------------------------------------------------
                                              Since   Inception
                          1 Year    5 Years Inception   Date
  --------------------    --------- ------- --------- ---------
Class A                   -2.47%     11.96%    7.91%    1/2/02
Class B                   -2.71%     11.72%    9.01%   10/9/01
Class E                   -2.64%     11.82%    7.09%    4/1/02
Russell Midcap Index       5.60%     18.21%   14.00%*
*Index performance is from 10/1/01.



For information on Lazard Asset Management LLC's prior performance with a comparable fund, see page 92.



FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2007 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)



                                           Class A Class B Class E
------------------------------------------ ------- ------- -------
Management Fee                              0.69%   0.69%   0.69%
------------------------------------------------------------------
12b-1 Fees                                  None    0.25%   0.15%
------------------------------------------------------------------
Other Expenses                              0.07%   0.06%   0.06%
------------------------------------------------------------------
Total Annual Portfolio Operating Expenses*  0.76%   1.00%   0.90%
------------------------------------------------------------------



        * The Manager and the Trust have entered into an Expense Limitation Agreement whereby the total Annual Portfolio Operating Expenses for the Class A, Class B and Class E shares of the Portfolio will not exceed 0.80%, 1.05% and 0.95%, respectively, for the period ended April 30, 2009 and in any year in which the Agreement is in effect. Under certain circumstances, any fees waived or expenses reimbursed by the Manager may, with the approval of the Trust's Board of Trustees, be repaid to the Manager.

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same and that all expense limitations remain in effect only for the period ended April 30, 2009. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES



         Class A  Class B  Class E
-----------------------------------
1 Year   $     78 $    103 $     92
-----------------------------------
3 Years  $    244 $    320 $    288
-----------------------------------
5 Years  $    424 $    555 $    500
-----------------------------------
10 Years $    945 $  1,229 $  1,112
-----------------------------------

                LEGG MASON PARTNERS AGGRESSIVE GROWTH PORTFOLIO

INVESTMENT OBJECTIVE:

Capital appreciation.

PRINCIPAL INVESTMENT STRATEGY:


The Portfolio invests primarily in common stocks that the Adviser believes are experiencing, or will experience, growth in earnings that exceeds the average rate of earnings growth of companies which comprise the S&P 500 Index. The Portfolio may invest in the securities of large, well-known companies that offer prospects of long-term earnings growth. However, because higher earnings growth rates are often achieved by small- to medium-sized companies, a significant portion of the Portfolio's assets may be invested in the securities of such companies.

The Adviser emphasizes individual security selection while diversifying the Portfolio's investments across industries, which may help to reduce risk. The Adviser focuses primarily, but not exclusively, on emerging growth companies that have passed their "start up" phase and show positive earnings and the prospect of achieving significant profit gains beginning in the two to three years after the Portfolio acquires their stocks. When evaluating an individual stock, the Adviser considers whether the company may benefit from:

  .  New technologies, products or services

  .  New cost reducing measures

  .  Changes in management

  .  Favorable changes in government regulations

The Portfolio is classified as a "non-diversified" company under the Investment Company Act of 1940, as amended, which means that it may invest in a smaller number of companies than many other funds. Although the Portfolio is classified as non-diversified, the Portfolio is managed as a diversified Portfolio by the Adviser.


PRIMARY RISKS:


The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail starting on page 70, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:


  .  Market risk

  .  Market capitalization risk

  .  Investment style risk

Because the Portfolio may invest its assets in a small number of issuers, the Portfolio is more susceptible to any single economic, political or regulatory event affecting those issuers than is a diversified portfolio.

 PORTFOLIO MANAGEMENT:


..  ClearBridge Advisors, LLC see page 91

..  For financial highlights see page 117



PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.


The bar chart below shows you the performance of the Portfolio's Class B shares, the Portfolio's oldest Class, for each full calendar year since its inception and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart. Effective October 1, 2006, ClearBridge Advisors, LLC became the Portfolio's Adviser. Investment performance prior to that date is attributable to the Portfolio's former investment adviser.

               Year-By-Year Total Return as of 12/31 of Each Year

                                     [CHART]

        02          03          04          05           06          07
       ----        ----        ----        ----         ----        ----
     -27.83%      30.90%       8.44%       13.58%      -1.74%       2.27%

       High Quarter:                 2nd - 2003                 +12.90%
       Low Quarter:                  3rd - 2002                 -16.13%


The table below compares the Portfolio's Class A, Class B and Class E shares' average annual compounded total returns for the 1- and 5-year periods and from inception through 12/31/07, as applicable, with the Russell 3000 Growth Index, an unmanaged index that measures the performance of those Russell 3000 companies with higher price to book ratios and higher forecasted growth values. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.



         Average Annual Total Return as of 12/31/07
------------------------------------------------------------
                                           Since   Inception
                          1 Year 5 Years Inception   Date
------------------------- ------ ------- --------- ---------
Class A                    2.60%  10.36%    2.83%    1/2/02
Class B                    2.27%  10.13%   -2.08%   2/12/01
Class E                    2.32%     --     9.56%   4/17/03
Russell 3000 Growth Index 11.40%  12.42%   -0.43%*
* Index performance is from 1/31/01.



For information on ClearBridge Advisors, LLC's prior performance with a comparable fund see page 91.

FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2007 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE

Annual Portfolio Operating Expenses, (expenses that are deducted from Portfolio assets)



                                          Class A Class B Class E
-----------------------------------------------------------------
Management Fee                             0.62%   0.62%   0.62%
-----------------------------------------------------------------
12b-1 Fees                                 None    0.25%   0.15%
-----------------------------------------------------------------
Other Expenses                             0.05%   0.05%   0.05%
-----------------------------------------------------------------
Total Annual Portfolio Operating Expenses  0.67%   0.92%   0.82%
-----------------------------------------------------------------



EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES



         Class A Class B Class E
--------------------------------
1 Year    $ 69   $   94  $   84
--------------------------------
3 Years   $215   $  295  $  263
--------------------------------
5 Years   $374   $  511  $  457
--------------------------------
10 Years  $837   $1,135  $1,017
--------------------------------

                       LEGG MASON VALUE EQUITY PORTFOLIO

INVESTMENT OBJECTIVE:

Long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGY:


The Portfolio normally invests at least 80% of its net assets in equity securities that the Adviser believes offer the potential for capital growth. The Portfolio primarily invests in common stocks and may also invest in other types of equity securities. The Portfolio may invest in U.S. issuers and up to 25% of its total assets in foreign issuers. The Portfolio generally invests in companies with market capitalizations greater than $5 billion, but may invest in companies of any size.

The Adviser follows a value discipline in selecting securities, and therefore seeks to purchase securities at large discounts to the Adviser's assessment of their intrinsic value. Intrinsic value, according to the Adviser, is the value of the company measured, to different extents depending on the type of company, on factors such as, but not limited to, the discounted value of its projected future free cash flows, the company's ability to earn returns on capital in excess of its cost of capital, private market values of similar companies and the costs to replicate the business. The Adviser may also consider qualitative factors, such as an assessment of the company's products, competitive positioning, strategy, industry economics and dynamics and regulatory frameworks. Securities may be undervalued due to, among other things, uncertainty arising from the limited availability of accurate information, economic growth and change, changes in competitive conditions, technological change, investor overreaction to negative news or events, and changes in government policy or geopolitical dynamics.

The Adviser takes a long-term approach to investing, generally characterized by long holding periods and low portfolio turnover.

The Portfolio may invest up to 20% of its total assets in long-term debt securities of companies with similar characteristics to those listed above.

The Portfolio is classified as a "non-diversified" company under the Investment Company Act of 1940, as amended, which means that it may invest in a smaller number of companies than many other funds. Under normal circumstances, the Adviser expects to invest in 30 to 60 companies.


PRIMARY RISKS:


The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail starting on page 70, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:


  .  Market risk

  .  Investment style risk

  .  Interest rate risk

  .  Credit risk

  .  Market capitalization risk

  .  Foreign investment risk

In addition, investments in emerging markets include all of the risks of investments in foreign securities and are subject to severe price declines. The economic and political structures of developing nations, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity. Such countries may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners and economies based on only a few industries. For these reasons, all of the risks of investing in foreign securities are heightened by investing in emerging markets countries. The markets of developing countries have been more volatile than the markets of developed countries with more mature economies. These markets often have provided significantly higher or lower rates of return than developed markets, and significantly greater risks, to investors.

Furthermore, because the Portfolio may invest its assets in a small number of issuers, the Portfolio is more susceptible to any single economic, political or regulatory event affecting those issuers than is a diversified portfolio.

PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.




The bar chart below shows you the performance of the Portfolio's Class B shares for each full calendar year since its inception and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart.

                Year-by-Year Total Return as of 12/31 of Each Year

                                    [CHART]

                                06          07
                              ------      ------
                               6.58%      -5.91%

                        High Quarter: 4th - 2006    +9.88%
                        Low Quarter:  4th - 2007    -8.81%





 PORTFOLIO'S MANAGEMENT:


..  Legg Mason Capital Management, Inc. see page 93

..  For financial highlights see page 120

The table below compares the Portfolio's Class A, Class B and Class E shares' average annual compounded total returns for the 1-year period and from inception through 12/31/07 with the S&P 500 Index, a widely recognized unmanaged index that measures the stock performance of 500 large- and medium-sized companies and is often used to indicate the performance of the overall stock market. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.



Average Annual Total Return as of 12/31/07
----------------------------------------
                         Since   Inception
                1 Year Inception   Date
-------------   ------ --------- ---------
Class A         -5.72%    3.29%   11/1/05
Class B         -5.91%    3.09%   11/1/05
Class E         -5.81%    0.88%    5/1/06
S&P 500 Index    5.49%   11.59%*
*Index performance is from 10/31/05.



For information on Legg Mason Capital Management, Inc.'s prior performance with a comparable fund, see page 93.



FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2007 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)



                                          Class A Class B Class E
-----------------------------------------------------------------
Management Fee                              0.63%   0.63%   0.63%
-----------------------------------------------------------------
12b-1 Fees                                 None     0.25%   0.15%
-----------------------------------------------------------------
Other Expenses                              0.04%   0.04%   0.04%
-----------------------------------------------------------------
Total Annual Portfolio Operating Expenses   0.67%   0.92%   0.82%
-----------------------------------------------------------------

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES



         Class A  Class B  Class E
-----------------------------------
1 Year   $     69 $     94 $     84
-----------------------------------
3 Years  $    215 $    295 $    263
-----------------------------------
5 Years  $    374 $    511 $    457
-----------------------------------
10 Years $    837 $  1,135 $  1,017
-----------------------------------

                     LORD ABBETT BOND DEBENTURE PORTFOLIO

INVESTMENT OBJECTIVE:

High current income and the opportunity for capital appreciation to produce a high total return.

PRINCIPAL INVESTMENT STRATEGY:


To pursue its goal, the Portfolio, under normal circumstances, will invest at least 80% of its net assets, in bonds, debentures and other fixed income securities. The Portfolio allocates its assets principally among fixed income securities in four market sectors: U.S. investment grade securities, U.S. high yield securities, foreign securities (including emerging market securities) and convertible securities. These securities may include: all types of bonds, debentures, mortgage-related and other asset-backed securities, high-yield and investment grade debt securities, U.S. Government securities, equity-related securities such as convertibles and debt securities with warrants and emerging market debt securities. Under normal circumstances, the Portfolio invests in each of the four sectors described above. However, the Portfolio may invest substantially all of its assets in any one sector at any time, subject to the limitation that at least 20% of the Portfolio's net assets must be invested in any combination of investment grade debt securities, U.S. Government securities and cash equivalents. The Portfolio may invest up to 15% of its assets in credit default swaps. The Portfolio may invest up to 20% of its net assets in equity securities, including common stocks, preferred stocks, convertible preferred stocks, warrants and similar instruments. The Portfolio may invest up to 20% of its net assets in foreign securities.

The Adviser will actively manage the Portfolio and seek unusual values, particularly in lower-rated debt securities, some of which are convertible into common stocks or have warrants attached to purchase common stocks. In selecting lower-rated bonds for investment, the Adviser does not rely upon ratings, which evaluate only the safety of principal and interest, not market value risk, and which, furthermore, may not accurately reflect an issuer's current financial condition. The Portfolio does not have any minimum rating criteria for its investments in bonds and some issuers may default as to principal and/or interest payments subsequent to the purchase of their securities. Through portfolio diversification, good credit analysis and attention to current developments and trends in interest rates and economic conditions, the Adviser believes that investment risk may be reduced, although there is no assurance that losses will not occur.

The Portfolio normally invests in long-term debt securities when the Adviser believes that interest rates in the long run will decline and prices of such securities generally will be high. When the Adviser believes that long-term interest rates will rise, it may shift the Portfolio into short-term debt. Under normal circumstances, the average duration of the Portfolio's debt securities will be between 3 and 7 years with an average maturity of 5 to 12 years.

Capital appreciation may be obtained by investing in:

  .  debt securities when the trend of interest rates is expected to be down

  . convertible debt securities or debt securities with warrants attached entitling the holder to purchase common stock

  . debt securities of issuers in financial difficulties when, in the view of the Adviser, the problems giving rise to such difficulties can be successfully resolved, with a consequent improvement in the credit standing of the issuers (such investments involve corresponding risks that interest and principal payments may not be made if such difficulties are not resolved)

  .  equity securities

The Portfolio may invest up to 20% of its net assets, at market value, in debt and equity securities primarily traded in foreign countries.

The Portfolio may hold or sell any property or securities which it may obtain through the exercise of conversion rights or warrants or as a result of any reorganization, recapitalization or liquidation proceedings for any issuer of securities owned by it. In no event will the Portfolio voluntarily purchase any securities other than debt securities, if, at the time of such purchase or acquisition, the value of the property and securities, other than debt securities, in the Portfolio is greater than 20% of the value of its net assets.


PRIMARY RISKS:


The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail starting on page 70, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:


  .  Market risk

  .  Interest rate risk

  .  Credit risk

  .  High yield debt security risk

  .  Foreign investment risk

  .  Market capitalization risk

  .  Investment style risk

The use of credit default transactions is a highly specialized activity that involves investment techniques and risks that are different from those associated with ordinary portfolio securities transactions. If the Adviser is incorrect in its forecasts of the interest rates, currency exchange rates or market values or its assessments of the credit risks, relevant to these transactions that it enters, the investment performance of the Portfolio may be less favorable than it would have been if the Portfolio had not entered into them.

Because these arrangements are bi-lateral agreements between the Portfolio and its counterparty, each party is exposed to the risk of default by the other. In addition, they may involve a small investment of cash compared to the risk assumed with the result that small changes may produce disproportionate and substantial gains or losses to the Portfolio. However, the Portfolio's obligations under swap agreements generally are collateralized by cash or government securities based on the amount by which the value of the payments that the Portfolio is required to pay exceed the value of the payments that its counterparty is required to make. The

 PORTFOLIO MANAGEMENT:


..  Lord, Abbett & Co. LLC see page 94

..  For financial highlights see page 123


Portfolio segregates liquid assets equal to any difference between that excess and the amount of collateral that they are required to provide. Conversely, the Portfolio requires their counterparties to provide collateral on a comparable basis except in those instances in which the Adviser is satisfied with the claims paying ability of the counterparty without such collateral.

PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.




The performance shown below for the period February 12, 2001 through December 31, 2007 is the performance of the Portfolio's Class A shares, the Portfolio's oldest Class. The historical performance shown for the Portfolio's Class A shares prior to February 12, 2001 is the performance of the Portfolio's predecessor fund (Bond Debenture Portfolio, a series of Cova Series Trust, which commenced operations on May 1, 1996) managed by the Adviser using the same investment objective and strategy as the Portfolio. The assets of the predecessor fund were transferred to the Portfolio on February 12, 2001.

The bar chart below shows you the performance of the Portfolio's Class A shares for the last ten calendar years and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart.

               Year-by-Year Total Return as of 12/31 of Each Year

                                    [CHART]


  98      99      00      01      02      03      04     05     06      07
------  ------  ------  ------  ------  ------  ------  -----  -----  ------
6.26%   3.40%   0.87%   3.76%   -0.39%  19.52%   8.43%  1.81%  9.35%   6.85%

High Quarter:   2nd - 2003    +7.25%
Low Quarter:    3rd - 1998    -4.31%

The table below compares the Portfolio's Class A, Class B and Class E shares' average annual compounded total returns for the 1-, 5- and 10-year periods through 12/31/07, as applicable, with the Credit Suisse First Boston High Yield Index, the Lehman Brothers Aggregate Bond Index, the Merrill Lynch High Yield Master II Constrained Index and a Hybrid Index. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.

The Credit Suisse First Boston High Yield Index is a market-weighted index that includes publicly traded bonds rated below BBB by S&P and Baa by Moody's. The Lehman Brothers Aggregate Bond Index is a widely recognized unmanaged index which is a broad measure of the taxable bonds in the U.S. market, with maturities of at least one year. The Merrill Lynch High Yield Master II Constrained Index is a market value-weighted index of all domestic and Yankee high-yield bonds, including deferred interest bonds and payment-in-kind securities. Issues included in the Index have maturities of one year or more and have a credit rating lower than BBB-/Baa3, but are not in default. The Hybrid Index consists of 60% Merrill Lynch High Yield Master II Constrained Index, 20% Lehman Brothers Aggregate Bond Index and 20% Merrill Lynch All Convertible Index. (The Merrill Lynch All Convertible Index is an unmanaged market-capitalization weighted index of domestic corporate convertible securities.)

Effective April 30, 2007, the Lehman Brothers Aggregate Bond Index replaced the Credit Suisse First Boston High Yield Index as the primary benchmark of the Portfolio and the Merrill Lynch High Yield Master II Constrained Index and the Hybrid Index became secondary benchmarks of the Portfolio.



                Average Annual Total Return as of 12/31/07
-------------------------------------------------------------------------
                                                     1 Year 5 Year 10 Year
---------------------------------------------------- ------ ------ -------
Class A                                               6.85%  9.04%  5.85%
Class B                                               6.55%  8.75%    --
Class E                                               6.73%  8.87%    --
Credit Suisse First Boston High Yield Index           2.66% 10.97%  6.10%
Lehman Brothers Aggregate Bond Index                  6.96%  4.42%  5.97%
Merrill Lynch High Yield Master II Constrained Index  2.19% 10.76%  5.51%
Hybrid Index                                          3.40%  9.39%  6.00%

FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2007, and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)



                                          Class A Class B Class E
-----------------------------------------------------------------
Management Fee                             0.49%   0.49%   0.49%
-----------------------------------------------------------------
12b-1 Fees                                 None    0.25%   0.15%
-----------------------------------------------------------------
Other Expenses                             0.05%   0.04%   0.04%
-----------------------------------------------------------------
Total Annual Portfolio Operating Expenses  0.54%   0.78%   0.68%
-----------------------------------------------------------------



EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES



         Class A Class B Class E
--------------------------------
1 Year    $ 55    $ 80    $ 70
--------------------------------
3 Years   $174    $250    $218
--------------------------------
5 Years   $302    $435    $380
--------------------------------
10 Years  $678    $969    $849
--------------------------------

                    LORD ABBETT GROWTH AND INCOME PORTFOLIO

INVESTMENT OBJECTIVE:

Long-term growth of capital and income without excessive fluctuation in market value.

PRINCIPAL INVESTMENT STRATEGY:


To pursue this objective, the Portfolio primarily purchases equity securities of large, seasoned, U.S. and multinational companies that the Adviser believes are undervalued. Under normal circumstances, the Portfolio will invest at least 80% of its net assets in equity securities of large companies. A large company is defined as a company having a market capitalization at the time of purchase that falls within the market capitalization range of companies in the Russell 1000 Index, a widely-used benchmark for large-cap stock performance. As of February 29, 2008, the market capitalization range of the Russell 1000 Index was $305 million to $490.2 billion. This range varies daily. Equity securities in which the Portfolio may invest may include common stocks, preferred stocks, convertible securities, warrants, and similar instruments. Common stocks, the most familiar type of equity security, represent an ownership interest in a company.

In selecting investments, the Portfolio attempts to invest in securities selling at reasonable prices in relation to the Adviser's assessment of their potential value. While there is the risk that an investment may never reach what the Adviser believes is its full value or may go down in value, the Adviser's emphasis on large, seasoned company value stocks may limit the Portfolio's downside risk because value stocks are believed to be underpriced, and large, seasoned company stocks tend to be less volatile than the stocks of smaller companies.


PRIMARY RISKS:


The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail starting on page 70, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:


  .  Market risk

  .  Market capitalization risk

  .  Investment style risk

PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

 PORTFOLIO MANAGEMENT:


..  Lord, Abbett & Co. LLC see page 94

..  For financial highlights see page 126






The performance shown below for the period February 12, 2001 through December 31, 2007 is the performance of the Portfolio's Class A shares, the Portfolio's oldest Class. The historical performance shown for the Portfolio's Class A shares prior to February 12, 2001 is the performance of the Portfolio's predecessor funds managed by the Adviser using the same investment objective and strategy as the Portfolio. On January 8, 1999 substantially all of the assets of the Growth and Income Portfolio of Lord Abbett Series Fund, Inc. were transferred to the Lord Abbett Growth and Income Portfolio, a series of Cova Series Trust. The assets of the Lord Abbett Growth and Income Portfolio of Cova Series Trust were transferred to the Portfolio on February 12, 2001. The performance shown below for the Portfolio's Class A shares is the historical performance of the Lord Abbett Growth and Income Portfolio of Cova Series Trust (from January 8, 1999 through February 11, 2001) and of the Growth and Income Portfolio of Lord Abbett Series Fund, Inc. (from December 11, 1989 through January 7, 1999).

The bar chart below shows you the performance of the Portfolio's Class A shares for the last ten calendar years and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart.

               Year-by-Year Total Return as of 12/31 of Each Year

                                     [CHART]

  98      99      00       01      02       03      04      05     06      07
------  ------  ------  ------   ------  -------  ------  ------  -----  ------
12.89%  16.56%  14.68%  -5.73%  -17.95%  31.06%   12.92%  3.68%   18.03%  4.01%

                    High Quarter:   2nd - 2003      +17.86%
                    Low Quarter:    3rd - 2002      -19.80%


The table below compares the Portfolio's Class A and Class B shares' average annual compounded total returns for the 1-, 5- and 10-year periods through 12/31/07, as applicable, with the S&P 500 Index, a widely recognized unmanaged index that measures the stock performance of 500 large- and medium-sized companies and is often used to indicate the performance of the overall stock market. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.



Average Annual Total Return as of 12/31/07
-----------------------------------------
                1 Year   5 Year   10 Year
 -------------  -------- -------- --------
Class A          4.01%   13.50%    8.20%
Class B          3.72%   13.22%      --
S&P 500 Index    5.49%   12.83%    5.91%

FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2007 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)



                                          Class A Class B
---------------------------------------------------------
Management Fee                             0.49%   0.49%
---------------------------------------------------------
12b-1 Fees                                 None    0.25%
---------------------------------------------------------
Other Expenses                             0.03%   0.03%
---------------------------------------------------------
Total Annual Portfolio Operating Expenses  0.52%   0.77%
---------------------------------------------------------



EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES



         Class A Class B
------------------------
1 Year    $ 53    $ 79
------------------------
3 Years   $167    $247
------------------------
5 Years   $291    $429
------------------------
10 Years  $654    $957
------------------------

                      LORD ABBETT MID CAP VALUE PORTFOLIO


INVESTMENT OBJECTIVE:

Capital appreciation through investments, primarily in equity securities, which are believed to be undervalued in the marketplace.

PRINCIPAL INVESTMENT STRATEGY:


To pursue this goal, the Portfolio normally invests at least 80% of its net assets in equity securities of mid-sized companies. A mid-sized company is defined as a company having a market capitalization at the time of purchase that falls within the market capitalization range of companies in the Russell Midcap Index, a widely-used benchmark for mid-cap stock performance. As of February 29, 2008, the market capitalization range of the Russell Midcap Index was $305 million to $49.62 billion. This range varies daily. Equity securities in which the Portfolio may invest include common stocks, convertible bonds, convertible preferred stocks, warrants and similar instruments. Common stocks, the most familiar type of equity security, represent an ownership interest in a company.

In selecting investments, the Portfolio, using a value approach, tries to identify stocks of companies that have the potential for significant market appreciation, due to growing recognition of improvement in their financial results, or increasing anticipation of such improvement. In trying to identify those companies, we look for such factors as:

  .  changes in the economic and financial environment

  .  new or improved products or services

  .  new or rapidly expanding markets

  .  changes in management or structure of the company

  .  price increases due for the company's products or services

  . improved efficiencies resulting from new technologies or changes in distribution

  . changes in governmental regulations, political climate or competitive conditions


PRIMARY RISKS:


The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail starting on page 70, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:


  .  Market risk

  .  Market capitalization risk

  .  Investment style risk

PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.


The performance shown below for the period February 12, 2001 through December 31, 2007 is the performance of the Portfolio's Class A shares, the Portfolio's oldest Class. The historical performance shown for the Portfolio's Class A shares prior to February 12, 2001 is the performance of the Portfolio's predecessor fund (Mid-Cap Value Portfolio, a series of Cova Series Trust, which commenced operations on August 20, 1997) managed by the Adviser using the same investment objective and strategy as the Portfolio. The assets of the predecessor fund were transferred to the Portfolio on February 12, 2001.



The bar chart below shows you the performance of the Portfolio's Class A shares, the Portfolio's oldest class, for the last ten calendar years and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart.

               Year-by-Year Total Return as of 12/31 of Each Year

                                     [CHART]

 1998   1999   2000   2001    2002   2003  2004  2005   2006   2007
------ ------ ------ ------ ------ ------ ----- ------ ------ ------
 2.57%  5.71% 52.97%  8.10% -9.31% 26.15% 24.82% 8.28% 12.49% 0.90%

High Quarter:    2nd - 1999     16.83%
Low Quarter:     3rd - 1998    -17.02%



The table below compares the Portfolio's Class A and Class B shares' average annual compounded total returns for the 1-, 5- and 10-year periods through 12/31/07, as applicable with the Russell Midcap Index, a widely recognized unmanaged index measuring the broad market performance of the 800 smallest companies in the Russell 1000 Index and with the S&P MidCap 400/Citigroup Value Index, a market capitalization-weighted index of the stocks in the S&P 400 Index having low price-to-book ratios. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.



        Average Annual Total Return as of 12/31/07
----------------------------------------------------------
                                      1 Year 5 Year 10 Year
------------------------------------- ------ ------ -------
Class A                                0.90% 14.12%  11.98%
Class B                                0.60% 13.83%     --
Russell Midcap Index                   5.60% 18.21%   9.91%
S&P Midcap 400/ Citigroup Value Index  2.65% 15.36%   8.52%



 PORTFOLIO MANAGEMENT:


..  Lord, Abbett & Co. LLC see page 94

..  For financial highlights see page 128

FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2007 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)



                                          Class A Class B
---------------------------------------------------------
Management Fee                             0.67%   0.67%
---------------------------------------------------------
12b-1 Fees                                 None    0.25%
---------------------------------------------------------
Other Expenses                             0.08%   0.09%
---------------------------------------------------------
Total Annual Portfolio Operating Expenses  0.75%   1.01%
---------------------------------------------------------



EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES



         Class A  Class B
--------------------------
1 Year   $     77 $    104
--------------------------
3 Years  $    241 $    323
--------------------------
5 Years  $    418 $    560
--------------------------
10 Years $    933 $  1,241
--------------------------

                   MFS(R) EMERGING MARKETS EQUITY PORTFOLIO

INVESTMENT OBJECTIVE:

Capital appreciation.

PRINCIPAL INVESTMENT STRATEGY:


The Portfolio normally invests at least 80% of its net assets in equity securities of issuers that are tied economically to emerging market countries. Emerging market countries may include countries determined to have emerging market economies, taking into account a number of factors, including whether a particular country has a low-to-middle-income economy according to the International Bank for Reconstruction and Development (the World Bank), the country's foreign currency debt rating, its political and economic stability and the development of its financial and capital markets. These countries include those located in Latin America, Asia, Africa, the Middle East and the developing countries of Europe, primarily Eastern Europe. The Portfolio's Adviser may invest a relatively high percentage of the Portfolio's assets in a single issuer or a small number of issuers.

The Portfolio may invest in companies of any size.

The Portfolio's Adviser may invest a relatively high percentage of the Portfolio's assets in a single country, a small number of countries, or a particular geographic region.

The Portfolio's Adviser uses a bottom-up investment approach in buying and selling investments for the Portfolio. Investments are selected primarily based on fundamental analysis of issuers and their potential in light of their current financial condition and industry position, and market, economic, political, and regulatory conditions. Factors considered may include analysis of earnings, cash flows, competitive position, and management ability. Quantitative analysis of these and other factors may also be considered.


PRIMARY RISKS:


The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail starting on page 70, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:


  .  Market risk

  .  Market capitalization risk

  .  Investment style risk

  .  Foreign investment risk

In addition, investments in emerging markets include all of the risks of investments in foreign securities and are subject to severe price declines. The economic and political structures of developing nations, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity. Such countries may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners and economies based on only a few

 PORTFOLIO MANAGEMENT:


..  Massachusetts Financial Services Company see page 94

..  For financial highlights see page 130


industries. For these reasons, all of the risks of investing in foreign securities are heightened by investing in emerging markets countries. The markets of developing countries have been more volatile than the markets of developed countries with more mature economies. These markets often have provided significantly higher or lower rates of return than developed markets, and significantly greater risks, to investors.

Because the Portfolio may invest a relatively large percentage of its assets in a single issuer or small number of issuers, the Portfolio's performance could be closely tied to the value of that one issuer or issuers, and could be more volatile than the performance of more diversified portfolios.


The Portfolio may invest a substantial amount of its assets in issuers located in a single country, a limited number of countries, or a particular geographic region. If the Portfolio focuses its investments in this manner, it assumes the risk that economic, political and social conditions in those countries or regions will have a significant impact on its investment performance.

PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

The bar chart below shows you the performance of the Portfolio's Class B shares for each full calendar year since its inception. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart.


                  Year-by-Year Total Return as of 12/31

                                [CHART]

                                  2007
                                 ------
                                 36.62%

               High Quarter:     2nd - 2007           +12.01%
               Low Quarter:      1st - 2007            +2.29%

The table below compares the Portfolio's Class A and Class B shares' average annual compounded total returns for the 1-year period and from inception through 12/31/07 with the Morgan Stanley Capital International (MSCI) Emerging Free Index. The MSCI Emerging Markets Free Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. As of June 2007 the MSCI Emerging Markets Index consisted of the following 25 emerging market country indices: Argentina, Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Israel, Jordan, Korea, Malaysia, Mexico, Morocco, Pakistan, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand, and Turkey. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.



        Average Annual Total Return as of 12/31/07
-----------------------------------------------------------
                                          Since   Inception
                                 1 Year Inception   Date
-------------------------------- ------ --------- ---------
Class A                          36.93%   25.00%   5/1/06
Class B                          36.62%   24.65%   5/1/06
MSCI Emerging Markets Free Index 39.78%   29.72%*
* Index performance is from 4/30/06.



For information on Massachusetts Financial Services Company's prior performance with a comparable fund, see page 95.



FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2007 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)



                                           Class A Class B
----------------------------------------------------------
Management Fee                              1.00%   1.00%
----------------------------------------------------------
12b-1 Fees                                  None    0.25%
----------------------------------------------------------
Other Expenses                              0.25%   0.27%
----------------------------------------------------------
Total Annual Portfolio Operating Expenses*  1.25%   1.52%
----------------------------------------------------------



        * The Manager and the Trust have entered into an Expense Limitation Agreement whereby the total Annual Portfolio Operating Expenses for the Class A and Class B shares of the Portfolio will not exceed 1.30% and 1.55%, respectively, for the period ended April 30, 2009 and in any year in which the Agreement is in effect. Under certain circumstances, any fees waived or expenses reimbursed by the Manager may, with the approval of the Trust's Board of Trustees, be repaid to the Manager.

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same and that all expense limitations remain in effect only for the period ended April 30, 2009. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES



         Class A  Class B
--------------------------
1 Year   $    128 $    156
--------------------------
3 Years  $    399 $    484
--------------------------
5 Years  $    690 $    835
--------------------------
10 Years $  1,518 $  1,823
--------------------------

                    MFS(R) RESEARCH INTERNATIONAL PORTFOLIO

INVESTMENT OBJECTIVE:

Capital appreciation.

PRINCIPAL INVESTMENT STRATEGY:


The Portfolio normally invests its assets primarily in foreign equity securities, including emerging market equity securities.

The Portfolio may invest a relatively high percentage of its assets in a single country, a small number of countries, or a particular geographic region.

In selecting investments for the Portfolio, the Portfolio's Adviser is not constrained to any particular investment style. The Portfolio's Adviser may invest the Portfolio's assets in the stocks of companies it believes to have above average earnings growth potential compared to other companies (growth companies), in the stocks of companies it believes are undervalued compared to their perceived worth (value companies), or in a combination of growth and value companies.

The Portfolio may invest in companies of any size.

A team of investment research analysts selects investments for the Portfolio. The Portfolio's Adviser allocates the Portfolio's assets to analysts by broad market sectors. The Adviser uses a bottom-up approach in buying and selling investments for the Portfolio.

Investments are selected primarily based on fundamental analysis of issuers and their potential in light of their current financial condition and industry position, and market, economic, political, and regulatory conditions. Factors considered may include analysis of earnings, cash flows, competitive position, and management ability. Quantitative analysis of these and other factors may also be considered.


PRIMARY RISKS:


The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail starting on page 70, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:


  .  Market risk

  .  Foreign investment risk

  .  Market capitalization risk

  .  Investment style risk


The Portfolio may invest a substantial amount of its assets in issuers located in a single country, or a limited number of countries, or a particular geographic region. If the Portfolio focuses its investments in this manner, it assumes the risk that economic, political and social conditions in those countries or regions will have a significant impact on its investment performance.

 PORTFOLIO MANAGEMENT:


..  Massachusetts Financial Services Company see page 94

..  For financial highlights see page 132



In addition, investments in emerging markets include all of the risks of investments in foreign securities and are subject to severe price declines. The economic and political structures of developing nations, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity. Such countries may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners and economics based on only a few industries. For these reasons, all of the risks of investing in foreign securities are heightened by investing in emerging markets countries. The markets of developing countries have been more volatile than the markets of developed countries with more mature economies. These markets often have provided significantly higher or lower rates of return than developed markets, and significantly greater risks, to investors.

PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.




The bar chart below shows you the performance of the Portfolio's Class B shares, the Portfolio's oldest Class, for each full calendar year since its inception and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart.

               Year-by-Year Total Return as of 12/31 of Each Year

                                    [CHART]


   02     03       04      05       06       07
-------  ------  ------  ------   ------   ------
-11.80%  32.04%  19.56%  16.42%   26.56%   13.29%

High Quarter: 4th - 2003 +15.97%
Low Quarter:  3rd - 2002 -14.58%

The table below compares the Portfolio's Class A, Class B and Class E shares' average annual compounded total returns for the 1- and 5-year periods and from inception through 12/31/07 with the Morgan Stanley Capital International Europe, Australia and Far East ("MSCI EAFE") Index, a widely recognized unmanaged index which is an aggregate of 15 individual country indices that collectively represent many of the major markets of the world, and the MSCI ACWI (All Country World Index), a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. As of June 2007 the MSCI ACWI consisted of 48 country indices comprising 23 developed and 25 emerging market country indices. The developed market country indices included are: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States. The emerging market country indices included are: Argentina, Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Israel, Jordan, Korea, Malaysia, Mexico, Morocco, Pakistan, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand, and Turkey. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.



                Average Annual Total Return as of 12/31/07
--------------------------------------------------------------------------
                                                         Since   Inception
                                        1 Year 5 Years Inception   Date
--------------------------------------- ------ ------- --------- ---------
Class A                                 13.60%  21.65%   11.74%    5/1/01
Class B                                 13.29%  21.39%   10.37%   2/12/01
Class E                                 13.38%  21.49%   15.54%  10/31/01
MSCI EAFE Index                         11.63%  22.08%    8.90%*
MSCI All Country World (Ex.-U.S.) Index 17.12%  24.52%   10.75%*
* Index performance is from 2/1/01.





FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2007, and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)



                                          Class A Class B Class E
-----------------------------------------------------------------
Management Fee                             0.70%   0.70%   0.70%
-----------------------------------------------------------------
12b-1 Fees                                 None    0.25%   0.15%
-----------------------------------------------------------------
Other Expenses                             0.09%   0.09%   0.09%
-----------------------------------------------------------------
Total Annual Portfolio Operating Expenses  0.79%   1.04%   0.94%
-----------------------------------------------------------------

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES



         Class A Class B Class E
--------------------------------
1 Year    $ 81   $  107  $   96
--------------------------------
3 Years   $253   $  333  $  301
--------------------------------
5 Years   $440   $  577  $  522
--------------------------------
10 Years  $981   $1,276  $1,159
--------------------------------

                  OPPENHEIMER CAPITAL APPRECIATION PORTFOLIO

INVESTMENT OBJECTIVE:

Capital appreciation.

PRINCIPAL INVESTMENT STRATEGY:


The Portfolio invests mainly in common stocks of "growth companies". These may be newer companies or established companies of any capitalization range that the Adviser believes may appreciate in value over the long term. The Portfolio currently focuses mainly on mid-cap and large-cap domestic companies. The Portfolio may also purchase the securities of foreign issuers.

In deciding what securities to buy or sell, the Portfolio's Adviser looks for growth companies that are believed to have reasonably priced stock in relation to overall stock market valuations. The Adviser focuses on factors that may vary in particular cases and over time in seeking broad diversification of the Portfolio's investments among industries and market sectors. Currently, the Adviser looks for:

  .  Companies with above-average growth potential

  .  Stocks with reasonable valuations relative to their growth potential

  .  Growth rates that the Adviser believes are sustainable over time


PRIMARY RISKS:


The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail starting on page 70, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:


  .  Market risk

  .  Foreign investment risk

  .  Market capitalization risk

  .  Investment style risk


In addition, investments in emerging markets include all of the risks of investments in foreign securities and are subject to severe price declines. The economic and political structures of developing nations, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity. Such countries may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners and economies based on only a few industries. For these reasons, all of the risks of investing in foreign securities are heightened by investing in emerging markets countries. The markets of developing countries have been more volatile than the markets of developed countries with more mature economies. These markets often have provided significantly higher or lower rates of return than developed markets, and significantly greater risks, to investors.

 PORTFOLIO MANAGEMENT:


..  OppenheimerFunds, Inc. see page 96

..  For financial highlights see page 135



PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.




The bar chart below shows you the performance of the Portfolio's Class B shares, the Portfolio's oldest Class, for each full calendar year since its inception and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart.

Year-by-Year Total Return as of 12/31 of Each Year

                                    [CHART]

  02        03       04       05       06        07
-------   ------   ------   ------   ------    ------
-24.73%   28.53%    6.40%    4.71%    7.62%    14.29%

High Quarter: 2nd-2003  +14.54%
Low Quarter:  2nd-2002  -15.52%


The table below compares the Portfolio's Class A, Class B and Class E shares' average annual compounded total returns for the 1- and 5-year periods, as applicable, and from inception through 12/31/07 with the S&P 500 Index and the Russell 1000 Growth Index. The S&P 500 Index is a widely recognized unmanaged index that measures the stock performance of 500 large- and medium-sized companies and is often used to indicate the performance of the overall stock market. The Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.



             Average Annual Total Return as of 12/31/07
---------------------------------------------------------------------
                                                    Since   Inception
                                    1 Year 5 Year Inception   Date
----------------------------------- ------ ------ --------- ---------
Class A                             14.45% 12.22%    5.06%    1/2/02
Class B                             14.29% 11.99%    1.88%   2/12/01
Class E                             14.48%    --    12.08%    5/1/05
S&P 500 Index                        5.49% 12.83%    2.82%*
Russell 1000 Growth Index           11.81% 12.10%   -0.73%*
* Index performance is from 2/1/01.

FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2007, and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)



                                                   Class A Class B Class E
     ---------------------------------------------------------------------
     Management Fee                                 0.58%   0.58%   0.58%
     ---------------------------------------------------------------------
     12b-1 Fees                                     None    0.25%   0.15%
     ---------------------------------------------------------------------
     Other Expenses                                 0.04%   0.06%   0.07%
     ---------------------------------------------------------------------
     Total Annual Portfolio Operating Expenses*     0.62%   0.89%   0.80%
     ---------------------------------------------------------------------



        * The Manager and the Trust have entered into an Expense Limitation Agreement whereby the total Annual Portfolio Operating Expenses for the Class A, B and E shares of the Portfolio will not exceed 0.75%, 1.00% and 0.90%, respectively, for the period ended April 30, 2009 and in any year in which the Agreement is in effect. Under certain circumstances, any fees waived or expenses reimbursed by the Manager may, with the approval of the Trust's Board of Trustees, be repaid to the Manager.

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same and that all expense limitations remain in effect only for the period ended April 30, 2009. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES



                                        Class A  Class B  Class E
              ----------------------------------------------------
              1 Year                    $     64 $     91 $     82
              ----------------------------------------------------
              3 Years                   $    199 $    285 $    256
              ----------------------------------------------------
              5 Years                   $    347 $    495 $    446
              ----------------------------------------------------
              10 Years                  $    776 $  1,100 $    993
              ----------------------------------------------------

                         PIMCO TOTAL RETURN PORTFOLIO

INVESTMENT OBJECTIVE:

Maximum total return, consistent with the preservation of capital and prudent investment management.

PRINCIPAL INVESTMENT STRATEGY:


The Portfolio seeks to achieve its investment objective by investing under normal circumstances at least 65% of its net assets in a diversified portfolio of fixed income instruments of varying maturities. The average portfolio duration of the Portfolio normally varies within two years (plus or minus) of the duration of the Lehman Brothers Aggregate Bond Index.

Principal investments include fixed income securities issued by the U.S. government, its subdivisions, agencies or government-sponsored enterprises, or derivatives on them or related indices; mortgage related securities, including stripped mortgage-related securities; corporate bonds and notes and asset-backed securities; commercial paper and other money market instruments; and fixed income securities issued by foreign governments or their subdivisions, agencies and other government-sponsored enterprises and companies that are denominated in U.S. dollars or foreign currencies, some of which may be issued by governments in emerging market countries; other fixed income securities including structured notes such as hybrid or "indexed" securities and event-linked bonds; loan participations and assignments; delayed funding loans; revolving credit facilities; debt securities issued by states or local governments and their agencies, authorities and other government-sponsored enterprises; and obligations of international agencies or supranational entities. The Portfolio may invest up to 30% of its total assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. The Portfolio may invest up to 15% of its total assets in securities and instruments that are economically tied to emerging market countries. Foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) normally will be limited to 20% of the Portfolio's total assets.

The Portfolio may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities. In addition, the Portfolio may engage in forward commitments, when-issued and delayed delivery securities transactions. The Portfolio may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The "total return" sought by the Portfolio consists of income earned on the Portfolio's investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security.


PRIMARY RISKS:


The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail starting on page 70, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:


  .  Market risk

  .  Interest rate risk

  .  Credit risk

  .  Foreign investment risk

  .  High yield debt security risk

Mortgage-related securities may be issued or guaranteed by the U.S. Government, its agencies or instrumentalities or may be issued by private issuers and as such are not guaranteed by the U.S. Government, its agencies or instrumentalities. Like other debt securities, changes in interest rates generally affect the value of a mortgage-backed security. Additionally, some mortgage-backed securities may be structured so that they may be particularly sensitive to interest rates.

Investments in mortgage-related securities are also subject to special risks of prepayment. Prepayment risk occurs when the issuer of a security can prepay the principal prior to the security's maturity. Securities subject to prepayment risk, including the collateralized mortgage obligations and other mortgage-related securities that the Portfolio can buy, generally offer less potential for gains when prevailing interest rates decline, and have greater potential for loss when interest rates rise depending upon the coupon of the underlying securities. The impact of prepayments on the price of a security may be difficult to predict and may increase the volatility of the price. In addition, early repayment of mortgages underlying these securities may expose the Portfolio to a lower rate of return when it reinvests the principal. Further, the Portfolio may buy mortgage-related securities at a premium. Accelerated prepayments on those securities could cause the Portfolio to lose a portion of its principal investment represented by the premium the Portfolio paid.

If interest rates rise rapidly, prepayments may occur at slower rates than expected, which could have the effect of lengthening the expected maturity of a short- or medium-term security. That could cause its value to fluctuate more widely in response to changes in interest rates. In turn, this could cause the value of the Portfolio's shares to fluctuate more.

Non-mortgage asset-backed securities are not issued or guaranteed by the U.S. Government or its agencies or government-sponsored entities. In the event of a failure of these securities or of mortgage-related securities issued by private issuers to pay interest or repay principal, the assets backing these securities such as automobiles or credit card receivables may be insufficient to support the payments on the securities.

In addition, investments in emerging markets include all of the risks of investments in foreign securities and are subject to severe price declines. The economic and political structures of developing nations, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity. Such countries may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners and economies based on only a few industries. For these reasons, all of the risks of investing in foreign securities are heightened by investing in emerging market countries. The markets of developing countries have been more volatile than the markets of developed countries with more mature economies. These markets often have provided significantly higher or lower rates of return than developed markets, and significantly greater risks, to investors.

The Portfolio's investments in derivatives can significantly increase the Portfolio's exposure to market risk or credit risk of the counterparty. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the relevant assets, rates and indices.

The use of credit default transactions is a highly specialized activity that involves investment techniques and risks that are different from those associated with ordinary portfolio securities transactions. If the Adviser is incorrect in its forecasts of the interest rates, currency exchange rates or market values or its assessments of the credit risks, relevant to these transactions that it enters, the investment performance of the Portfolio may be less favorable than it would have been if the Portfolio had not entered into them.

Because these arrangements are bi-lateral agreements between the Portfolio and its counterparty, each party is exposed to the risk of default by the other. In addition, they may involve a small investment of cash compared to the risk assumed with the result that small changes may produce disproportionate and substantial gains or losses to the Portfolio. However, the Portfolio's obligations under swap agreements generally are collateralized by cash or government securities based on the amount by which the value of the payments that the Portfolio is required to pay exceed the value of the payments that its counterparty is required to make. The Portfolio segregates liquid assets equal to any difference between that excess and the amount of collateral that they are required to provide. Conversely, the Portfolio requires their counterparties to provide collateral on a comparable basis except in those instances in which the Adviser is satisfied with the claims paying ability of the counterparty without such collateral.

PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.




The bar chart below shows you the performance of the Portfolio's Class B shares, the Portfolio's oldest Class, for each full calendar year since its inception and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart.

               Year-by-Year Total Return as of 12/31 of Each Year

                                    [CHART]


  02      03     04     05      06     07
------  ------  -----  -----  -----  -----
 9.29%   4.31%  4.98%  2.25%  4.52%  7.56%

 High Quarter:   3rd - 2007    +4.15%
 Low Quarter:    2nd - 2004    -2.03%


The table below compares the Portfolio's Class A, Class B and Class E shares' average annual compounded total returns for the 1- and 5-year periods and from inception through 12/31/07 with the Lehman Brothers Aggregate Bond Index, a widely recognized unmanaged index which is a broad measure of the taxable bonds in the U.S. market, with maturities of at least one year. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.



        Average Annual Total Return as of 12/31/07
-----------------------------------------------------------
                                          Since   Inception
                          1 Year 5 Year Inception   Date
------------------------- ------ ------ --------- ---------
Class A                    7.85%  4.96%   6.15%     5/1/01
Class B                    7.56%  4.71%   5.73%    2/12/01
Class E                    7.63%  4.81%   5.10%   10/31/01
Lehman Brothers Aggregate
 Bond Index                6.96%  4.42%   5.63%*
* Index performance is from 1/31/01.




 PORTFOLIO MANAGEMENT:


..  Pacific Investment Management Company LLC see page 96

..  For financial highlights see page 138

FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2007, as adjusted to assume that current contractual fees and expenses were in effect for all of 2007, and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)



                                          Class A Class B Class E
-----------------------------------------------------------------
Management Fee                             0.48%   0.48%   0.48%
-----------------------------------------------------------------
12b-1 Fees                                 None    0.25%   0.15%
-----------------------------------------------------------------
Other Expenses                             0.04%   0.04%   0.04%
-----------------------------------------------------------------
Total Annual Portfolio Operating Expenses  0.52%   0.77%   0.67%
-----------------------------------------------------------------



EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES



         Class A Class B Class E
--------------------------------
1 Year    $ 53    $ 79    $ 69
--------------------------------
3 Years   $167    $247    $215
--------------------------------
5 Years   $291    $429    $374
--------------------------------
10 Years  $654    $957    $837
--------------------------------

                    T. ROWE PRICE MID CAP GROWTH PORTFOLIO


INVESTMENT OBJECTIVE:

Long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGY:


The Portfolio will invest, under normal market conditions, at least 80% of its net assets in a diversified portfolio of common stocks of mid-cap companies whose earnings the Adviser expects to grow at a faster rate than the average company. The Adviser defines mid-cap companies as those whose market capitalization falls within the range of either the S&P MidCap 400 Index or the Russell Midcap Growth Index. The market capitalization of the companies and the S&P and Russell indices changes over time. The Portfolio will not automatically sell or cease to purchase stock of a company it already owns because the company's market capitalization grows or falls outside this range.

In selecting investments, the Adviser generally favors companies that:

  .  have proven products or services;

  .  have a record of above-average earnings growth;

  .  have demonstrated potential to sustain earnings growth;

  .  operate in industries experiencing increasing demand; or

  .  have stock prices that appear to undervalue their growth prospects.

In pursuing the Portfolio's investment objective, the Adviser has the discretion to purchase some securities that do not meet its normal investment criteria, as described above, when it perceives an unusual opportunity for gain. These special situations might arise when the Adviser believes a security could increase in value for a variety of reasons, including a change in management, an extraordinary corporate event, or a temporary imbalance in the supply of or demand for the securities.

While most assets will be invested in U.S. common stocks, other securities may also be purchased, including foreign stocks, futures and options, in keeping with the Portfolio's objectives. Investments in futures and options, if any, are subject to additional volatility and potential losses. The Portfolio may sell securities for a variety of reasons, such as to secure gains, limit losses or redeploy assets into more promising opportunities.


PRIMARY RISKS:


The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail starting on page 70, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:


  .  Market risk

  .  Foreign investment risk

 PORTFOLIO MANAGEMENT:


..  T. Rowe Price Associates, Inc. see page 96

..  For financial highlights see page 141



  .  Market capitalization risk

  .  Investment style risk

PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.




The bar chart below shows you the performance of the Portfolio's Class B shares, the Portfolio's oldest class, for each full calendar year since its inception and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart. Effective January 1, 2003, T. Rowe Price Associates, Inc. became the Portfolio's Adviser. Investment performance information prior to that date is attributable to the Portfolio's former investment adviser.

               Year-by-Year Total Return as of 12/31 of Each Year

                                    [CHART]

  02       03      04      05       06      07
------   ------  ------  ------   ------  ------
-44.04%  36.64%  17.82%  14.63%    6.16%  17.64%

High Quarter:   2nd - 2003    +19.34%
Low Quarter:    2nd - 2002    -30.65%

The table below compares the Portfolio's Class A, Class B and Class E shares' average annual compounded total returns for the 1- and 5-year periods and from inception through 12/31/07 with the Russell Midcap Growth Index, an unmanaged index that measures the performance of those Russell mid cap companies with higher price-to-book ratios and higher forecasted growth values. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.



         Average Annual Total Return as of 12/31/07
-------------------------------------------------------------
                                             Since   Inception
                             1 Year 5 Year Inception   Date
---------------------------  ------ ------ --------- ---------
Class A                      17.85% 18.51%   1.75%     5/1/01
Class B                      17.64% 18.17%   1.07%    2/12/01
Class E                      17.62% 18.28%   6.32%   10/31/01
Russell Midcap Growth Index  11.43% 17.90%   3.27%*
* Index performance is from 2/1/01.





FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2007, and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)



                                           Class A Class B Class E
------------------------------------------------------------------
Management Fee                              0.75%   0.75%   0.75%
------------------------------------------------------------------
12b-1 Fees                                  None    0.25%   0.15%
------------------------------------------------------------------
Other Expenses                              0.05%   0.05%   0.05%
------------------------------------------------------------------
Total Annual Portfolio Operating Expenses*  0.80%   1.05%   0.95%
------------------------------------------------------------------



        * The Manager has agreed that any advisory fee waivers received from the Portfolio's Adviser commencing February 17, 2005 will be passed on to the Portfolio in the form of a voluntary fee waiver. Including the voluntary fee waiver, the management fee for the year ended December 31, 2007 was 0.73%.

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES



         Class A  Class B  Class E
-----------------------------------
1 Year   $     82 $    108 $     97
-----------------------------------
3 Years  $    256 $    336 $    304
-----------------------------------
5 Years  $    446 $    582 $    528
-----------------------------------
10 Years $    993 $  1,288 $  1,171
-----------------------------------

                    THIRD AVENUE SMALL CAP VALUE PORTFOLIO

INVESTMENT OBJECTIVE:

Long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGY:


The Portfolio seeks to achieve its objective by investing at least 80% of its assets in a portfolio of equity securities of companies having market capitalizations within the range of capitalizations of companies in the Russell 2000 Index, the S&P SmallCap 600 Index or the Dow Jones Wilshire U.S. Small-Cap Index at the time of the investment, during the most recent 12-month period (based on month-end data). The Portfolio may continue to hold or buy additional stock in a company that exceeds this range if the stock remains attractive. The Portfolio may also invest up to 35% of its total assets in foreign securities.

The Portfolio adheres to a strict value discipline in selecting investments. The Portfolio's Adviser identifies investment opportunities through intensive research of individual companies and generally does not focus on stock market conditions and other macro factors. The Portfolio may seek investments in the securities of companies in industries that are temporarily depressed. The Portfolio follows a strategy of "buy and hold." The Portfolio will generally sell an investment only when there has been a fundamental change in the business or capital structure of the company which significantly affects the investment's inherent value or when the Adviser believes that the market value of an investment is overpriced relative to its intrinsic value.


PRIMARY RISKS:


The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail starting on page 70, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:


  .  Market risk

  .  Market capitalization risk

  .  Investment style risk

  .  Foreign investment risk


In addition, investments in emerging markets include all of the risks of investments in foreign securities and are subject to severe price declines. The economic and political structures of developing nations, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity. Such countries may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners and economies based on only a few industries. For these reasons, all of the risks of investing in foreign securities are heightened by investing in emerging markets countries. The markets of developing countries have been more volatile than the markets of developed countries with more mature economies. These markets often have provided significantly higher or lower rates of return than developed markets, and significantly greater risks, to investors.

 PORTFOLIO MANAGEMENT:


..  Third Avenue Management LLC see page 97

..  For financial highlights see page 144



PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.




The bar chart below shows you the performance of the Portfolio's Class B shares for each full calendar year since its inception and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart.

                                     [CHART]

        Year-by-Year Total Return as of 12/31 of Each Year

             03      04      05      06      07
           ------  ------  ------  ------  ------
           41.41%  26.50%  15.48%  13.13%  -3.02

          High Quarter:   2nd - 2003      +18.25%
          Low Quarter     4th - 2007       -5.37%


The table below compares the Portfolio's Class A and Class B shares' average annual compounded total returns for the 1- and 5-year periods and from inception through 12/31/07 with the Russell 2000 Value Index, an unmanaged index that measures the stock performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values, and the Dow Jones Wilshire U.S. Small-Cap Index, a subset of the Dow Jones Wilshire 5000. The Dow Jones Wilshire U.S. Small-Cap Index represents a float adjusted, market capitalization-weighted portfolio of the next 1,750 largest stocks--from 751 to 2,500 by market capitalization in the Dow Jones Wilshire 5000 at March 31 and September 30 of each year. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.



             Average Annual Total Return as of 12/31/07
---------------------------------------------------------------------
                                                    Since   Inception
                                    1 Year 5 Year Inception   Date
----------------------------------- ------ ------ --------- ---------
Class A                             -2.79% 18.03%   12.05%   5/1/02
Class B                             -3.02% 17.78%   11.81%   5/1/02
Russell 2000 Value Index            -9.78% 15.80%    8.96%*
Dow Jones Wilshire Small-Cap Index   1.90% 17.90%   10.94%*
* Index performance is from 5/1/02.

FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2007 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)



                                          Class A Class B
---------------------------------------------------------
Management Fee                             0.73%   0.73%
---------------------------------------------------------
12b-1 Fees                                 None    0.25%
---------------------------------------------------------
Other Expenses                             0.03%   0.03%
---------------------------------------------------------
Total Annual Portfolio Operating Expenses  0.76%   1.01%
---------------------------------------------------------



EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES



         Class A Class B
------------------------
1 Year    $ 78   $  104
------------------------
3 Years   $244   $  323
------------------------
5 Years   $424   $  560
------------------------
10 Years  $945   $1,241
------------------------

                         VAN KAMPEN COMSTOCK PORTFOLIO

INVESTMENT OBJECTIVE:

Capital growth and income.

PRINCIPAL INVESTMENT STRATEGY:


Under normal market conditions, the Adviser seeks to achieve the Portfolio's investment objective by investing in equity securities, consisting principally of common stocks. Under normal market conditions, the Portfolio invests at least 80% of its net assets in common stocks at the time of investment. The Portfolio may also invest in preferred stocks, indexed securities and securities convertible into common and preferred stocks.

In selecting securities for investment, the Portfolio focuses primarily on the security's potential for capital growth and income. The Portfolio emphasizes a value style of investing seeking well-established, undervalued companies that are believed by the Adviser to possess the potential for capital growth and income. The Portfolio's Adviser generally seeks to identify companies that are undervalued and have identifiable factors that might lead to improved valuations. This catalyst could come from within the company in the form of new management, operational enhancements, restructuring or reorganization. It could also be an external factor, such as an improvement in industry conditions or a regulatory change.

The Portfolio may invest in issuers of any size, although the Adviser focuses on companies with a market capitalization in excess of $2 billion.

The Portfolio may invest up to 25% of its net assets in securities of foreign issuers (including issuers in emerging market countries). In addition, the Portfolio may purchase and sell certain derivative instruments, such as options, futures contracts and options on futures contracts, for various portfolio management purposes, including to earn income, facilitate portfolio management and mitigate risks.


PRIMARY RISKS:


The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail starting on page 70, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:


  .  Market risk

  .  Market capitalization risk

  .  Foreign investment risk

  .  Investment style risk

In addition, investments in emerging markets include all of the risks of investments in foreign securities and are subject to severe price declines. The economic and political structures of developing nations, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity. Such countries may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners and economies based on only a few industries. For these reasons, all of the risks of investing in foreign securities are heightened by investing in emerging market countries. The markets of developing countries have been more volatile than the markets of developed countries with more mature economies. These markets often have provided significantly higher or lower rates of return than developed markets, and significantly greater risks, to investors.

The Portfolio's investments in derivatives can significantly increase the Portfolio's exposure to market risk or credit risk of the counterparty. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the relevant assets, rates and indices.

PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.




The bar chart below shows you the performance of the Portfolio's Class B shares for each full calendar year since its inception and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart.

                             Year-by-Year Total Return as of 12/31

                                    [CHART]

                                06        07
                              ------    ------
                              16.05%    -2.49%

                         High Quarter:       4th - 2006           +6.05%
                         Low Quarter:        4th - 2007           -6.11%






 PORTFOLIO MANAGEMENT:


..  Morgan Stanley Investment Management, Inc. d/b/a Van Kampen see page 97

..  For financial highlights see page 146

The table below compares the Portfolio's Class A and Class B shares' average annual compounded total returns for the 1-year period and from inception through 12/31/07 with the S&P 500 Index, a widely recognized unmanaged index that measures the stock performance of 500 large- and medium-sized companies and is often used to indicate the performance of the overall stock market, and the Russell 1000 Value Index, an unmanaged index that measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.



    Average Annual Total Return as of 12/31/07
---------------------------------------------------
                                  Since   Inception
                         1 Year Inception   Date
------------------------ ------ --------- ---------
Class A                  -2.31%    7.20%   5/2/05
Class B                  -2.49%    6.95%   5/2/05
S&P 500 Index             5.49%   11.44%*
Russell 1000 Value Index -0.17%   11.26%*
* Index performance is from 4/30/05.



For information on Van Kampen's prior performance with comparable accounts, see page 98.



FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2007 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets).



                                          Class A Class B
---------------------------------------------------------
Management Fee                             0.58%   0.58%
---------------------------------------------------------
12b-1 Fees                                 None    0.25%
---------------------------------------------------------
Other Expenses                             0.03%   0.03%
---------------------------------------------------------
Total Annual Portfolio Operating Expenses  0.61%   0.86%
---------------------------------------------------------

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES



         Class A  Class B
--------------------------
1 Year   $     63 $     88
--------------------------
3 Years  $    196 $    275
--------------------------
5 Years  $    341 $    479
--------------------------
10 Years $    764 $  1,064
--------------------------

                      VAN KAMPEN MID CAP GROWTH PORTFOLIO


INVESTMENT OBJECTIVE:

Capital appreciation.

PRINCIPAL INVESTMENT STRATEGY:


The Adviser seeks to invest in high quality companies it believes have sustainable competitive advantages and the ability to redeploy capital at high rates of return. The Adviser typically favors companies with rising returns on invested capital, above average business visibility, strong free cash flow generation and attractive risk/reward.

Under normal market conditions, the Portfolio invests at least 80% of its net assets in securities of medium-sized companies at the time of investment. Under current market conditions, the Adviser defines medium-sized companies by reference to those companies represented in the Russell Midcap Growth Index (which consists of companies in the capitalization range of approximately $305 million to $49.6 billion as of February 29, 2008). The Portfolio may also invest in common stocks and other equity securities of small- and large-sized companies.

The Portfolio invests primarily in common stocks and also may invest in other equity securities, including preferred stock, convertible securities and rights or warrants to purchase securities.

The Portfolio may invest up to 25% of its assets in securities of foreign issuers, including issuers in emerging market countries, primarily through ownership of depositary receipts. The Portfolio may also purchase and sell certain derivative instruments, such as options, futures, contracts and options on future contracts, for various portfolio management purposes, including to facilitate portfolio management and to mitigate risks.


PRIMARY RISKS:


The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail starting on page 70, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:


  .  Market risk

  .  Foreign investment risk

  .  Market capitalization risk

  .  Investment style risk

Further, investments in emerging markets include all of the risks of investments in foreign securities and are subject to severe price declines. The economic and political structures of developing nations, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity. Such countries may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners and economics based on only a few industries. For these reasons, all of the risks of investing in foreign securities are heightened by investing in emerging market countries. The markets of developing countries have been more volatile than the markets of developed countries with more mature economics. These markets often have provided significantly higher or lower rates of return than developed markets, and significantly greater risks, to investors.

In addition, the Portfolio's investments in derivatives can significantly increase the Portfolio's exposure to market risk or credit risk of the counterparty. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the relevant assets, rates and indices.

PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.




The bar chart below shows you the performance of the Portfolio's Class B shares, the Portfolio's oldest Class, for each full calendar year since its inception and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart. Effective October 1, 2006, Morgan Stanley Investment Management, Inc. d/b/a Van Kampen became the Portfolio's Adviser. Investment performance information prior to that date is attributable to the Portfolio's former investment adviser.

Year-by-Year Total Return as of 12/31 of Each Year

                                    [CHART]

                         02       03       04       05     06     07
                       ------   ------   ------   ------  -----  -----
                      -24.41%   35.70%   12.45%    4.58%  8.37%  23.48%

                      High Quarter: 2nd - 2003  +17.43%
                      Low Quarter:  3rd - 2002  -15.77%



 PORTFOLIO MANAGEMENT:


..  Morgan Stanley Investment Management Inc., d/b/a Van Kampen, see page 97

..  For financial highlights see page 148

The table below compares the Portfolio's Class A and Class B shares' average annual compounded total returns for the 1- and 5-year periods and from inception through 12/31/07 with the Russell Midcap Growth Index. The Russell Midcap Growth Index is an unmanaged index which measures the performance of those companies in the Russell Midcap Index with higher price-to-book ratios and higher forecasted growth values. The Russell Midcap Index is an unmanaged index which measures the performance of the 800 smallest companies in the Russell 1000 Index. The median market capitalization was approximately $3.90 billion as of February 29, 2008. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.



                       Average Annual Total Return as of
                                   12/31/07
        ---------------------------------------------------------------
                                                       Since   Inception
                                       1 Year 5 Year Inception   Date
        -----------------------------  ------ ------ --------- ---------
        Class A                        23.84% 16.73%   6.62%     5/1/01
        Class B                        23.48% 16.39%   5.45%    2/12/01
        Russell Midcap Growth Index    11.43% 17.90%   3.27%*
        * Index performance is from 2/1/01.



For information on Van Kampen's prior performance with comparable funds, see page 99.

FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2007 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)



                                           Class A Class B
----------------------------------------------------------
Management Fee                              0.70%   0.70%
----------------------------------------------------------
12b-1 Fees                                  None    0.25%
----------------------------------------------------------
Other Expenses                              0.17%   0.18%
----------------------------------------------------------
Total Annual Portfolio Operating Expenses*  0.87%   1.13%
----------------------------------------------------------



        * The Manager and the Trust have entered into an Expense Limitation Agreement whereby the total Annual Portfolio Operating Expenses for the Class A and Class B shares of the Portfolio will not exceed 0.90% and 1.15%, respectively, for the period ended April 30, 2009 and in any year in which the Agreement is in effect. Under certain circumstances, any fees waived or expenses reimbursed by the Manager may, with the approval of the Trust's Board of Trustees, be repaid to the Manager.

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same and that all expense limitations remain in effect only for the period ended April 30, 2009. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES



         Class A  Class B
--------------------------
1 Year   $     89 $    116
--------------------------
3 Years  $    279 $    361
--------------------------
5 Years  $    484 $    625
--------------------------
10 Years $  1,076 $  1,380
--------------------------

PRIMARY RISKS OF INVESTING IN THE PORTFOLIOS

One or more of the following primary risks may apply to your Portfolio. Please see the Investment Summary for your particular Portfolio to determine which risks apply and for a discussion of other risks that may apply to the Portfolio. Please note that there are many other circumstances that could adversely affect your investment and prevent a Portfolio from reaching its objective, which are not described here.

MARKET RISK


A Portfolio's share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including disappointing corporate earnings, adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or a company may deteriorate. In addition, an assessment by a Portfolio's Adviser of particular companies may prove incorrect, resulting in losses or poor performance by those holdings, even in a rising market. A Portfolio could also miss attractive investment opportunities if its Adviser underweights markets or industries where there are significant returns, and could lose value if the Adviser overweights markets or industries where there are significant declines.


Stocks purchased in initial public offerings (IPOs) have a tendency to fluctuate in value significantly shortly after the IPO relative to the price at which they were purchased. These fluctuations could impact the net asset value and return earned on the Portfolio's shares.

INTEREST RATE RISK

The values of debt securities are subject to change when prevailing interest rates change. When interest rates go up, the value of debt securities and certain dividend paying stocks tends to fall. If your Portfolio invests a significant portion of its assets in debt securities or stocks purchased primarily for dividend income and interest rates rise, then the value of your investment may decline. Alternatively, when interest rates go down, the value of debt securities and certain dividend paying stocks may rise.

Interest rate risk will affect the price of a fixed income security more if the security has a longer maturity because changes in interest rates are increasingly difficult to predict over longer periods of time. Fixed income securities with longer maturities will therefore be more volatile than other fixed income securities with shorter maturities. Conversely, fixed income securities with shorter maturities will be less volatile but generally provide lower returns than fixed income securities with longer maturities. The average maturity and duration of a Portfolio's fixed income investments will affect the volatility of the Portfolio's share price.

CREDIT RISK

The value of debt securities is directly affected by an issuer's ability to pay principal and interest on time. If your Portfolio invests in debt securities, the value of your investment may be adversely affected when an issuer fails to pay an obligation on a timely basis. A Portfolio may also be subject to credit risk to the extent it engages in transactions, such as securities loans, repurchase agreements or certain derivatives, which involve a promise by a third party to honor an obligation to the Portfolio. Such third party may be unwilling or unable to honor its financial obligations.

HIGH YIELD DEBT SECURITY RISK

High yield debt securities, or junk bonds, are securities which are rated below "investment grade" or are not rated, but are of equivalent quality. High yield debt securities range from those for which the prospect for repayment of principal and interest is predominantly speculative to those which are currently in default on principal or interest payments. A Portfolio with high yield debt securities may be more susceptible to credit risk and market risk than a Portfolio that invests only in higher quality debt securities because these lower-rated debt securities are less secure financially and more sensitive to downturns in the economy. In addition, the secondary market for such securities may not be as liquid as that for more highly rated debt securities. As a result, a Portfolio's Adviser may find it more difficult to sell these securities or may have to sell them at lower prices.

You should understand that high yield securities are not generally meant for short-term investing. When a Portfolio invests in high yield securities it generally seeks to receive a correspondingly higher return to compensate it for the additional credit risk and market risk it has assumed.

FOREIGN INVESTMENT RISK

Investments in foreign securities involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject:

  . These risks may include the seizure by the government of company assets, excessive taxation, withholding taxes on dividends and interest, limitations on the use or transfer of portfolio assets, and political or social instability.

  . Enforcing legal rights may be difficult, costly and slow in foreign countries, and there may be special problems enforcing claims against foreign governments.

  . Foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there may be less public information about their operations.

  .  Foreign markets may be less liquid and more volatile than U.S. markets.

  . Foreign securities often trade in currencies other than the U.S. dollar, and a Portfolio may directly hold foreign currencies and purchase and sell foreign currencies. Changes in currency exchange rates will affect a Portfolio's net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of foreign securities. An increase in the strength of the U.S. dollar relative to these other currencies may cause the value of a Portfolio to decline. Certain foreign currencies may be particularly volatile, and foreign governments may intervene in the currency markets, causing a decline in value or liquidity of a Portfolio's foreign currency or securities holdings.

  . Costs of buying, selling and holding foreign securities, including brokerage, tax and custody costs, may be higher than those involved in domestic transactions.

MARKET CAPITALIZATION RISK

Stocks fall into three broad market capitalization categories--large, medium and small. Investing primarily in one category carries the risk that due to current market conditions that category may be out of favor. If valuations of large capitalization companies appear to be greatly out of proportion to the valuations of small or medium capitalization companies, investors may migrate to the stocks of small and mid-sized companies causing a Portfolio that invests in these companies to increase in value more rapidly than a Portfolio that invests in larger, fully-valued companies. Larger more established companies may also be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion. Investing in medium and small capitalization companies may be subject to special risks associated with narrower product lines, more limited financial resources, smaller management groups, and a more limited trading market for their stocks as compared with larger companies. Securities of smaller capitalization issuers may therefore be subject to greater price volatility and may decline more significantly in market downturns than securities of larger companies. In some cases, these companies may be relatively new issuers (I.E., those having continuous operating histories of less than three years) which carries other risks in addition to the risks of other medium and small capitalization companies. New issuers may be more speculative because such companies are relatively unseasoned. These companies will often be involved in the development or marketing of a new product with no established market, which could lead to significant losses.

INVESTMENT STYLE RISK

Different investment styles tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. A Portfolio may outperform or underperform other funds that employ a different investment style. A Portfolio may also employ a combination of styles that impact its risk characteristics. Examples of different investment styles include growth and value investing. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's growth of earnings potential. Also, since growth companies usually invest a high portion of earnings in their business, growth stocks may lack the dividends of some value stocks that can cushion stock prices in a falling market. Growth oriented funds will typically underperform when value investing is in favor. Value stocks are those which are undervalued in comparison to their peers due to adverse business developments or other factors. Value investing carries the risk that the market will not recognize a security's inherent value for a long time, or that a stock judged to be undervalued may actually be appropriately priced or overvalued. Value oriented funds will typically underperform when growth investing is in favor.

REAL ESTATE INVESTMENT RISK


Although a Portfolio will not invest in real estate directly, it may concentrate its assets in the real estate industry or may invest in securities related to the real estate industry, so your investment in that Portfolio will be closely linked to or may be impacted by the performance of the real estate markets. Property values may decrease due to increasing vacancies or declining rents resulting from unanticipated economic, legal, cultural or technological developments or because of overbuilding or lack of mortgage funds. The value of an individual property may also decline because of environmental liabilities or losses due to casualty or condemnation. Because of this concentration in or potential exposure to the real estate industry, the value of a Portfolio's shares may change at different rates compared to the value of shares of a mutual fund with investments in a mix of different industries.

A Portfolio may at times be more concentrated in particular sub-sectors of the real estate business--e.g. apartments, retail, hotels, offices, industrial, health care, etc. As such, its performance would be especially sensitive to developments that significantly affected those businesses.


In addition, Equity REITs may be affected by changes in the value of the underlying property they own, while Mortgage REITs may be affected by the quality of any credit they extend. Equity and Mortgage REITs are dependent upon management skills and are subject to heavy cash flow dependency, defaults by borrowers, self-liquidation and the possibility of failing to qualify for tax-free pass through of income under the Internal Revenue Code of 1986, and to maintain exemption from the Investment Company Act of 1940, as amended (the "1940 Act"). In the event an issuer of debt securities collateralized by real estate defaults, it is conceivable that the REIT could end up holding the underlying real estate.

ADDITIONAL INVESTMENT STRATEGIES

In addition to the principal investment strategies discussed in each individual Portfolio's Investment Summary, a Portfolio, as indicated in the chart below, may at times invest a portion of its assets in the investment strategies and may engage in certain investment techniques as described below. The SAI provides a more detailed discussion of certain of these and other securities and indicates if a Portfolio is subject to any limitations with respect to a particular investment strategy. These strategies and techniques may involve risks. ALTHOUGH A PORTFOLIO THAT IS NOT IDENTIFIED BELOW IN CONNECTION WITH A PARTICULAR STRATEGY OR TECHNIQUE GENERALLY HAS THE ABILITY TO ENGAGE IN SUCH A TRANSACTION, ITS ADVISER CURRENTLY INTENDS TO INVEST LITTLE, IF ANY, OF THE PORTFOLIO'S ASSETS IN THAT STRATEGY OR TECHNIQUE. (PLEASE NOTE THAT SOME OF THESE STRATEGIES MAY BE A PRINCIPAL INVESTMENT STRATEGY FOR A PARTICULAR PORTFOLIO AND CONSEQUENTLY ARE ALSO DESCRIBED IN THAT PORTFOLIO'S INVESTMENT SUMMARY.) The Portfolios are not limited by this discussion and may invest in other types of securities not precluded by the policies discussed elsewhere in this Prospectus.

                                                                                                    LEGG
                                                                              CLARION              MASON      LEGG
                                                        MET/AIM     MET/AIM   GLOBAL              PARTNERS    MASON
                                                        CAPITAL    SMALL CAP   REAL     LAZARD   AGGRESSIVE   VALUE
                                                      APPRECIATION  GROWTH    ESTATE    MID CAP    GROWTH    EQUITY
                                                       PORTFOLIO   PORTFOLIO PORTFOLIO PORTFOLIO PORTFOLIO  PORTFOLIO
BRADY BONDS                                                X
---------------------------------------------------------------------------------------------------------------------
COLLATERALIZED MORTGAGE OBLIGATIONS
---------------------------------------------------------------------------------------------------------------------
CONVERTIBLE SECURITIES                                     X           X         X         X         X          X
---------------------------------------------------------------------------------------------------------------------
DEPOSITARY RECEIPTS                                        X           X                   X         X          X
---------------------------------------------------------------------------------------------------------------------
DERIVATIVES:
OPTIONS                                                    X           X                   X         X
FUTURES                                                    X           X                   X
---------------------------------------------------------------------------------------------------------------------
DIRECT PARTICIPATION IN CORPORATE LOANS
---------------------------------------------------------------------------------------------------------------------
DOLLAR ROLL TRANSACTIONS                                   X
---------------------------------------------------------------------------------------------------------------------
FOREIGN CURRENCY TRANSACTIONS                              X                     X                   X
---------------------------------------------------------------------------------------------------------------------
FOREIGN DEBT SECURITIES                                    X                                         X
---------------------------------------------------------------------------------------------------------------------
FOREIGN EQUITY SECURITIES                                  X           X                   X         X
---------------------------------------------------------------------------------------------------------------------
FORWARD COMMITMENTS, WHEN-ISSUED AND DELAYED
DELIVERY SECURITIES                                        X                                         X
---------------------------------------------------------------------------------------------------------------------
HIGH QUALITY SHORT-TERM DEBT OBLIGATIONS INCLUDING
BANKERS' ACCEPTANCES, COMMERCIAL PAPER AND
CERTIFICATES OF DEPOSIT ISSUED OR GUARANTEED BY BANK
HOLDING COMPANIES IN THE U.S., THEIR SUBSIDIARIES AND
FOREIGN BRANCHES OR OF THE WORLD BANK; VARIABLE
AMOUNT MASTER DEMAND NOTES AND VARIABLE RATE
NOTES ISSUED BY U.S. AND FOREIGN CORPORATIONS                          X                   X         X
---------------------------------------------------------------------------------------------------------------------
HIGH YIELD/HIGH RISK DEBT SECURITIES                                                                 X          X
---------------------------------------------------------------------------------------------------------------------
HYBRID INSTRUMENTS                                         X                                         X
---------------------------------------------------------------------------------------------------------------------
ILLIQUID AND RESTRICTED SECURITIES                         X                     X                   X
---------------------------------------------------------------------------------------------------------------------
INDEXED SECURITIES                                                                                   X
---------------------------------------------------------------------------------------------------------------------
INTEREST RATE TRANSACTIONS                                 X
---------------------------------------------------------------------------------------------------------------------
INVESTMENT GRADE DEBT SECURITIES                           X                                         X          X
---------------------------------------------------------------------------------------------------------------------
INVESTMENTS IN OTHER INVESTMENT COMPANIES INCLUDING
PASSIVE FOREIGN INVESTMENT COMPANIES                       X                                         X
---------------------------------------------------------------------------------------------------------------------
MORTGAGE-BACKED SECURITIES, INCLUDING GNMA
CERTIFICATES, MORTGAGE-BACKED BONDS                        X
---------------------------------------------------------------------------------------------------------------------
MUNICIPAL SECURITIES
---------------------------------------------------------------------------------------------------------------------
NON-MORTGAGE ASSET-BACKED SECURITIES                       X
---------------------------------------------------------------------------------------------------------------------
PIK (PAY-IN-KIND) DEBT SECURITIES AND ZERO-COUPON
BONDS                                                      X                                         X
---------------------------------------------------------------------------------------------------------------------
PREFERRED STOCKS                                           X           X         X         X         X          X
---------------------------------------------------------------------------------------------------------------------
REAL ESTATE INVESTMENT TRUSTS                              X           X         X         X         X          X
---------------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS                                      X
---------------------------------------------------------------------------------------------------------------------
REVERSE REPURCHASE AGREEMENTS                              X
---------------------------------------------------------------------------------------------------------------------
RIGHTS AND WARRANTS                                        X                     X                   X
---------------------------------------------------------------------------------------------------------------------
SECURITIES LOANS                                           X           X                   X         X
---------------------------------------------------------------------------------------------------------------------
SHORT SALES (AGAINST THE BOX)                              X
---------------------------------------------------------------------------------------------------------------------
STRUCTURED NOTES
---------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT SECURITIES                                 X           X                   X         X
---------------------------------------------------------------------------------------------------------------------

                                                                             LORD
                                                                   LORD     ABBETT     LORD     MFS(R)
                                                                  ABBETT    GROWTH    ABBETT   EMERGING     MFS(R)
                                                                   BOND       AND     MID CAP   MARKETS    RESEARCH
                                                                 DEBENTURE  INCOME     VALUE    EQUITY   INTERNATIONAL
                                                                 PORTFOLIO PORTFOLIO PORTFOLIO PORTFOLIO   PORTFOLIO
BRADY BONDS                                                                                        X
----------------------------------------------------------------------------------------------------------------------
COLLATERALIZED MORTGAGE OBLIGATIONS                                  X
----------------------------------------------------------------------------------------------------------------------
CONVERTIBLE SECURITIES                                               X         X         X         X           X
----------------------------------------------------------------------------------------------------------------------
DEPOSITARY RECEIPTS                                                  X         X         X         X           X
----------------------------------------------------------------------------------------------------------------------
DERIVATIVES:
OPTIONS                                                                                            X           X
FUTURES                                                                                            X           X
----------------------------------------------------------------------------------------------------------------------
DIRECT PARTICIPATION IN CORPORATE LOANS                              X
----------------------------------------------------------------------------------------------------------------------
DOLLAR ROLL TRANSACTIONS
----------------------------------------------------------------------------------------------------------------------
FOREIGN CURRENCY TRANSACTIONS                                                                      X           X
----------------------------------------------------------------------------------------------------------------------
FOREIGN DEBT SECURITIES                                              X                             X           X
----------------------------------------------------------------------------------------------------------------------
FOREIGN EQUITY SECURITIES                                            X         X         X         X           X
----------------------------------------------------------------------------------------------------------------------
FORWARD COMMITMENTS, WHEN-ISSUED AND DELAYED DELIVERY
SECURITIES                                                           X                             X           X
----------------------------------------------------------------------------------------------------------------------
HIGH QUALITY SHORT-TERM DEBT OBLIGATIONS INCLUDING BANKERS'
ACCEPTANCES, COMMERCIAL PAPER AND CERTIFICATES OF DEPOSIT ISSUED
OR GUARANTEED BY BANK HOLDING COMPANIES IN THE U.S., THEIR
SUBSIDIARIES AND FOREIGN BRANCHES OR OF THE WORLD BANK; VARIABLE
AMOUNT MASTER DEMAND NOTES AND VARIABLE RATE NOTES ISSUED BY
U.S. AND FOREIGN CORPORATIONS                                        X                                         X
----------------------------------------------------------------------------------------------------------------------
HIGH YIELD/HIGH RISK DEBT SECURITIES                                 X
----------------------------------------------------------------------------------------------------------------------
HYBRID INSTRUMENTS
----------------------------------------------------------------------------------------------------------------------
ILLIQUID AND RESTRICTED SECURITIES                                                                 X           X
----------------------------------------------------------------------------------------------------------------------
INDEXED SECURITIES                                                                                 X           X
----------------------------------------------------------------------------------------------------------------------
INTEREST RATE TRANSACTIONS                                                                         X
----------------------------------------------------------------------------------------------------------------------
INVESTMENT GRADE DEBT SECURITIES                                     X                                         X
----------------------------------------------------------------------------------------------------------------------
INVESTMENTS IN OTHER INVESTMENT COMPANIES INCLUDING PASSIVE
FOREIGN INVESTMENT COMPANIES                                                                       X           X
----------------------------------------------------------------------------------------------------------------------
MORTGAGE-BACKED SECURITIES, INCLUDING GNMA CERTIFICATES,
MORTGAGE-BACKED BONDS                                                X                                         X
----------------------------------------------------------------------------------------------------------------------
MUNICIPAL SECURITIES
----------------------------------------------------------------------------------------------------------------------
NON-MORTGAGE ASSET-BACKED SECURITIES                                                               X
----------------------------------------------------------------------------------------------------------------------
PIK (PAY-IN-KIND) DEBT SECURITIES AND ZERO-COUPON BONDS              X                             X
----------------------------------------------------------------------------------------------------------------------
PREFERRED STOCKS                                                     X         X         X         X           X
----------------------------------------------------------------------------------------------------------------------
REAL ESTATE INVESTMENT TRUSTS                                                                      X           X
----------------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS                                                X         X         X         X           X
----------------------------------------------------------------------------------------------------------------------
REVERSE REPURCHASE AGREEMENTS                                        X         X         X
----------------------------------------------------------------------------------------------------------------------
RIGHTS AND WARRANTS                                                  X         X         X         X           X
----------------------------------------------------------------------------------------------------------------------
SECURITIES LOANS                                                     X         X         X                     X
----------------------------------------------------------------------------------------------------------------------
SHORT SALES (AGAINST THE BOX)                                                                      X           X
----------------------------------------------------------------------------------------------------------------------
STRUCTURED NOTES
----------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT SECURITIES                                           X                             X           X
----------------------------------------------------------------------------------------------------------------------

                                                                              T. ROWE    THIRD                VAN
                                                      OPPENHEIMER    PIMCO     PRICE    AVENUE      VAN     KAMPEN
                                                        CAPITAL      TOTAL    MID CAP  SMALL CAP  KAMPEN    MID CAP
                                                      APPRECIATION  RETURN    GROWTH     VALUE   COMSTOCK   GROWTH
                                                       PORTFOLIO   PORTFOLIO PORTFOLIO PORTFOLIO PORTFOLIO PORTFOLIO
BRADY BONDS                                                            X
--------------------------------------------------------------------------------------------------------------------
COLLATERALIZED MORTGAGE OBLIGATIONS                                    X                   X
--------------------------------------------------------------------------------------------------------------------
CONVERTIBLE SECURITIES                                     X           X         X         X         X         X
--------------------------------------------------------------------------------------------------------------------
DEPOSITARY RECEIPTS                                        X           X         X         X         X         X
--------------------------------------------------------------------------------------------------------------------
DERIVATIVES:
OPTIONS                                                    X           X         X                   X         X
FUTURES                                                    X           X         X                   X         X
--------------------------------------------------------------------------------------------------------------------
DIRECT PARTICIPATION IN CORPORATE LOANS                                X
--------------------------------------------------------------------------------------------------------------------
DOLLAR ROLL TRANSACTIONS                                               X
--------------------------------------------------------------------------------------------------------------------
FOREIGN CURRENCY TRANSACTIONS                                          X         X         X         X         X
--------------------------------------------------------------------------------------------------------------------
FOREIGN DEBT SECURITIES                                                X         X         X
--------------------------------------------------------------------------------------------------------------------
FOREIGN EQUITY SECURITIES                                  X                     X         X         X         X
--------------------------------------------------------------------------------------------------------------------
FORWARD COMMITMENTS, WHEN-ISSUED AND DELAYED
DELIVERY SECURITIES                                                    X         X                             X
--------------------------------------------------------------------------------------------------------------------
HIGH QUALITY SHORT-TERM DEBT OBLIGATIONS INCLUDING
BANKERS' ACCEPTANCES, COMMERCIAL PAPER AND
CERTIFICATES OF DEPOSIT ISSUED OR GUARANTEED BY BANK
HOLDING COMPANIES IN THE U.S., THEIR SUBSIDIARIES AND
FOREIGN BRANCHES OR OF THE WORLD BANK; VARIABLE
AMOUNT MASTER DEMAND NOTES AND VARIABLE RATE
NOTES ISSUED BY U.S. AND FOREIGN CORPORATIONS              X           X         X         X         X
--------------------------------------------------------------------------------------------------------------------
HIGH YIELD/HIGH RISK DEBT SECURITIES                                   X
--------------------------------------------------------------------------------------------------------------------
HYBRID INSTRUMENTS                                                     X         X
--------------------------------------------------------------------------------------------------------------------
ILLIQUID AND RESTRICTED SECURITIES                         X           X         X         X
--------------------------------------------------------------------------------------------------------------------
INDEXED SECURITIES                                                     X                             X
--------------------------------------------------------------------------------------------------------------------
INTEREST RATE TRANSACTIONS                                             X
--------------------------------------------------------------------------------------------------------------------
INVESTMENT GRADE DEBT SECURITIES                                       X         X         X         X
--------------------------------------------------------------------------------------------------------------------
INVESTMENTS IN OTHER INVESTMENT COMPANIES INCLUDING
PASSIVE FOREIGN INVESTMENT COMPANIES                                   X         X         X         X         X
--------------------------------------------------------------------------------------------------------------------
MORTGAGE-BACKED SECURITIES, INCLUDING GNMA
CERTIFICATES, MORTGAGE-BACKED BONDS                                    X                   X
--------------------------------------------------------------------------------------------------------------------
MUNICIPAL SECURITIES                                                   X
--------------------------------------------------------------------------------------------------------------------
NON-MORTGAGE ASSET-BACKED SECURITIES                                   X
--------------------------------------------------------------------------------------------------------------------
PIK (PAY-IN-KIND) DEBT SECURITIES AND ZERO-COUPON
BONDS                                                                  X
--------------------------------------------------------------------------------------------------------------------
PREFERRED STOCKS                                           X           X         X         X         X         X
--------------------------------------------------------------------------------------------------------------------
REAL ESTATE INVESTMENT TRUSTS                              X                     X         X         X         X
--------------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS                                      X           X         X         X         X         X
--------------------------------------------------------------------------------------------------------------------
REVERSE REPURCHASE AGREEMENTS                                          X                   X                   X
--------------------------------------------------------------------------------------------------------------------
RIGHTS AND WARRANTS                                                              X                   X         X
--------------------------------------------------------------------------------------------------------------------
SECURITIES LOANS                                           X           X         X         X                   X
--------------------------------------------------------------------------------------------------------------------
SHORT SALES (AGAINST THE BOX)                                          X
--------------------------------------------------------------------------------------------------------------------
STRUCTURED NOTES                                                       X         X
--------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT SECURITIES                                 X           X         X         X         X
--------------------------------------------------------------------------------------------------------------------

BRADY BONDS. Brady Bonds are collateralized or uncollateralized fixed income securities created through the exchange of existing commercial bank loans to public and private entities in certain emerging markets for new bonds in connection with debt restructurings. Brady Bonds have been issued only in the last decade and, accordingly do not have a long payment history. These securities are subject to credit risk and interest rate risk.

COLLATERALIZED MORTGAGE OBLIGATIONS (CMOS). CMOs are fixed income securities secured by mortgage loans and other mortgage-backed securities and are generally considered to be derivatives. CMOs may be issued or guaranteed by the U.S. Government or its agencies or instrumentalities or collateralized by a portfolio of mortgages or mortgage-related securities guaranteed by such an agency or instrumentality or may be non-U.S. Government guaranteed.

CMOs carry general fixed income securities risks, such as credit risk and interest rate risk, and risks associated with mortgage-backed securities, including prepayment risk, which is the risk that the underlying mortgages or other debt may be refinanced or paid off prior to their maturities during periods of declining interest rates. In that case, an Adviser may have to reinvest the proceeds from the securities at a lower rate. Potential market gains on a security subject to prepayment risk may be more limited than potential market gains on a comparable security that is not subject to prepayment risk.

CONVERTIBLE SECURITIES. Convertible securities are preferred stocks or bonds that pay a fixed dividend or interest payment and are convertible into common stock at a specified price or conversion ratio.

Traditionally, convertible securities have paid dividends or interest rates higher than common stocks but lower than nonconvertible securities. They generally participate in the appreciation or depreciation of the underlying stock into which they are convertible, but to a lesser degree. These securities are also subject to market risk, interest rate risk and credit risk.

DEPOSITARY RECEIPTS. Depositary receipts are receipts for shares of a foreign-based corporation that entitle the holder to dividends and capital gains on the underlying security. Receipts include those issued by domestic banks (American Depositary Receipts), foreign banks (Global or European Depositary Receipts), and broker-dealers (depositary shares).

These instruments are subject to market risk and foreign investment risk.

DERIVATIVES. Derivatives are used to limit risk in a Portfolio or to enhance investment return, and have a return tied to a formula based upon an interest rate, index, price of a security, or other measurement. Derivatives include options, futures, forward contracts and related products.

Options are the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price.

Futures are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date.

Forward contracts are contracts to purchase or sell a specified amount of a financial instrument for an agreed upon price at a specified time.

Derivatives may be used to hedge against an opposite position that a Portfolio holds. Any loss generated by the derivatives should be offset by gains in the hedged investment. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains or result in losses or missed opportunities. In addition, derivatives that are used for hedging the Portfolio in specific securities may not fully offset the underlying positions. The counterparty to a derivatives contract also could default. Derivatives that involve leverage could magnify losses.

Derivatives may also be used to maintain a Portfolio's exposure to the market, manage cash flows or to attempt to increase income. Using derivatives for purposes other than hedging is speculative and involves greater risks. In many foreign countries, futures and options markets do not exist or are not sufficiently developed to be effectively used by a Portfolio that invests in foreign securities.


DIRECT PARTICIPATION IN CORPORATE LOANS. By purchasing a loan, a Portfolio acquires some or all of the interest of a bank or other lending institution in a loan to a corporate borrower. Many such loans are secured, and most impose restrictive covenants which must be met by the borrower. These loans are made generally to finance internal growth, mergers, acquisitions, stock repurchases, leveraged buy-outs and other corporate activities. Such loans may be in default at the time of purchase. A Portfolio may also purchase trade or other claims against companies, which generally represent money owed by the company to a supplier of goods or services. These claims may also be purchased at a time when the company is in default. Certain of the loans acquired by a Portfolio may involve revolving credit facilities or other standby financing commitments which obligate the Portfolio to pay additional cash on a certain date or on demand.


The highly leveraged nature of many such loans may make such loans especially vulnerable to adverse changes in economic or market conditions. Loans and other direct investments may not be in the form of securities or may be subject to restrictions on transfer, and only limited opportunities may exist to resell such instruments. As a result, the Portfolio may be unable to sell such investments at an opportune time or may have to resell them at less than fair market value.


DOLLAR ROLL TRANSACTIONS. Mortgage dollar rolls are transactions in which a Portfolio sells securities for delivery in the current month and simultaneously contracts with the same counter-party to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date. During the roll period, the Portfolio loses the right to receive principal (including prepayments of principal) and interest paid on the securities sold. However, the Portfolio would benefit to the extent of any difference between the price received for the securities sold and the lower forward price for the future purchase (often referred to as the "drop") or fee income plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. Unless such benefits exceed the income, capital appreciation and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of the Portfolio compared with what such performance would have been without the use of mortgage dollar rolls. Accordingly, the benefits derived from the use of mortgage dollar rolls depend upon the Adviser's ability to manage mortgage prepayments. There is no assurance that mortgage dollar rolls can be successfully employed. All cash proceeds will be invested in instruments that are permissible investments for the Portfolio. The Portfolio will maintain until the settlement date the segregation, either on the records of the Adviser or with the Trust's custodian, of cash or other liquid securities in an amount equal to the forward purchase price.


FOREIGN CURRENCY TRANSACTIONS. Foreign currency transactions are entered into for the purpose of hedging against foreign exchange risk arising from a Portfolio's investment or anticipated investment in securities denominated in foreign currencies. A Portfolio also may enter into these contracts for purposes of increasing exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. Foreign currency transactions include the purchase of foreign currency on a spot (or cash) basis, contracts to purchase or sell foreign currencies at a future date (forward contracts), the purchase and sale of foreign currency futures contracts, and the purchase of exchange traded and over-the-counter call and put options on foreign currency futures contracts and on foreign currencies.


These hedging transactions do not eliminate fluctuations in the underlying prices of the securities which the Portfolio owns or intends to purchase or sell. They simply establish a rate of exchange which can be achieved at some future point in time.


Foreign currency exchange rates may fluctuate significantly over short periods of time. A forward foreign currency exchange contract reduces a Portfolio's exposure to changes in the value of the currency it will deliver and increases its exposure to changes in the value of the currency it will exchange into. Contracts to sell foreign currency will limit any potential gain which might be realized by the Portfolio if the value of the hedged currency increases. In the case of forward contracts entered into for the purpose of increasing return, the Portfolio may sustain losses which will reduce its gross income. Forward foreign currency exchange contracts also involve the risk that the party with which the Portfolio enters the contract may fail to perform its obligations to the Portfolio. The purchase and sale of foreign currency futures contracts and the purchase of call and put options on foreign currency futures contracts and on foreign currencies involve certain risks associated with derivatives.


FOREIGN DEBT SECURITIES. Foreign debt securities are issued by foreign corporations and governments. They may include Eurodollar obligations and Yankee bonds.

Foreign debt securities are subject to foreign investment risk, credit risk and interest rate risk. Securities in developing countries are also subject to the additional risks associated with emerging markets.

FOREIGN EQUITY SECURITIES. Foreign equity securities are subject to foreign investment risk in addition to the risks applicable to domestic equity securities, such as market risk.

FORWARD COMMITMENTS, WHEN-ISSUED AND DELAYED DELIVERY SECURITIES. Forward commitments, when-issued and delayed delivery securities generally involve the purchase of a security with payment and delivery at some time in the future--i.e., beyond normal settlement. The Portfolios do not earn interest on such securities until settlement and bear the risk of market value fluctuations in between the purchase and settlement dates. New issues of stocks and bonds, private placements and U.S. Government securities may be sold in this manner.

HIGH QUALITY SHORT-TERM DEBT OBLIGATIONS, INCLUDING BANKERS' ACCEPTANCES, COMMERCIAL PAPER AND CERTIFICATES OF DEPOSIT ISSUED OR GUARANTEED BY BANK HOLDING COMPANIES IN THE U.S., THEIR SUBSIDIARIES AND FOREIGN BRANCHES OR OF THE WORLD BANK; VARIABLE AMOUNT MASTER DEMAND NOTES AND VARIABLE RATE NOTES ISSUED BY U.S. AND FOREIGN CORPORATIONS.

Commercial paper is a short-term debt obligation with a maturity ranging from one to 270 days issued by banks, corporations, and other borrowers to investors seeking to invest idle cash.

Variable amount master demand notes differ from ordinary commercial paper in that they are issued pursuant to a written agreement between the issuer and the holder, their amounts may be increased from time to time by the holder (subject to an agreed maximum) or decreased by the holder or the issuer, they are payable on demand, the rate of interest payable on them varies with an agreed formula and they are typically not rated by a rating agency. Transfer of such notes is usually restricted by the issuer, and there is no secondary trading market for them. Any variable amount master demand note purchased by a Portfolio will be regarded as an illiquid security.

These instruments are subject to credit risk, interest rate risk and foreign investment risk.

HIGH YIELD/HIGH RISK DEBT SECURITIES. High yield/high risk debt securities are securities that are rated below investment grade by the primary rating agencies (e.g., BB or lower by S&P and Ba or lower by Moody's). Other terms commonly used to describe such securities include "lower rated bonds," "noninvestment grade bonds," and "junk bonds."

High yield/high risk debt securities are subject to high yield debt security risk as described in "Primary Risks of Investing in the Portfolios" above.

HYBRID INSTRUMENTS. Hybrid instruments are a form of a derivative and combine the elements of futures contracts or options with those of debt, preferred equity or a depositary instrument. They are often indexed to the price of a commodity, particular currency, or a domestic or foreign debt or equity security index. Examples of hybrid instruments include debt instruments with interest or principal payments or redemption terms determined by reference to the value of a currency or commodity or securities index at a future point in time or preferred stock with dividend rates determined by reference to the value of a currency.


Hybrids may bear interest or pay dividends at below market (or even relatively nominal) rates. Under certain conditions, the redemption value of the instrument could be zero. Hybrids can have volatile prices and limited liquidity and their use by a Portfolio may not be successful.


ILLIQUID AND RESTRICTED SECURITIES. Each Portfolio may invest a portion of its assets in restricted and illiquid securities, which are investments that the Portfolio cannot easily resell within seven days at current value or that have contractual or legal restriction on resale. Restricted securities include those which are not registered under the Securities Act of 1933, as amended (the "1933 Act"), and are purchased directly from the issuer or in the secondary market (private placements).

If a Portfolio buys restricted or illiquid securities it may be unable to quickly resell them or may be able to sell them only at a price below current value or could have difficulty valuing these holdings precisely.


In recent years, however, a large institutional market has developed for certain securities that are not registered under the 1933 Act, including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

INDEXED SECURITIES. A Portfolio may invest in indexed securities whose value is linked to foreign currencies, interest rates, commodities, indices or other financial indicators. Most indexed securities are short to intermediate term fixed income securities whose values at maturity (i.e., principal value) or interest rates rise or fall according to changes in the value of one or more specified underlying instruments. Indexed securities may be positively or negatively indexed (i.e., their principal value or interest rates may increase or decrease if the underlying instrument appreciates), and may have return characteristics similar to direct investments in the underlying instrument or to one or more options on the underlying instrument. Indexed securities may be more volatile than the underlying instrument itself and could involve the loss of all or a portion of the principal amount of, or interest on, the instrument.


INTEREST RATE TRANSACTIONS. Interest rate transactions are hedging transactions such as interest rate swaps and the purchase or sale of interest rate caps and floors. They are used by a Portfolio in an attempt to protect the value of its investments from interest rate fluctuations. Interest rate swaps involve the exchange by the Portfolio with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate floor. The Adviser to the Portfolio enters into these transactions on behalf of the Portfolio primarily to preserve a return or spread on a particular investment or portion of its portfolio or to protect against any increase in the price of securities the Portfolio anticipates purchasing at a later date. A Portfolio will not sell interest rate caps or floors that it does not own.


There is the risk that the Adviser may incorrectly predict the direction of interest rates resulting in losses to the Portfolio.

INVESTMENT GRADE DEBT SECURITIES. Investment grade debt securities are securities rated in one of the four highest rating categories by S&P, Moody's or other nationally recognized rating agency. These securities are subject to interest rate risk and credit risk. Securities rated in the fourth investment category by a nationally recognized rating agency (e.g., BBB by S&P and Baa by Moody's) may have speculative characteristics.

INVESTMENTS IN OTHER INVESTMENT COMPANIES, INCLUDING PASSIVE FOREIGN INVESTMENT COMPANIES. When a Portfolio invests in another investment company, it must bear the management and other fees of the investment company, in addition to its own expenses. As a result, the Portfolio may be exposed to duplicate expenses which could lower its value. Investments in passive foreign investment companies also are subject to foreign investment risk.


Passive foreign investment companies are any foreign corporations which generate certain amounts of passive income or hold certain amounts of assets for the production of passive income. Passive income includes dividends, royalties, rent, and annuities.

MORTGAGE-BACKED SECURITIES, INCLUDING GNMA CERTIFICATES, MORTGAGE-BACKED BONDS AND STRIPPED MORTGAGE-BACKED SECURITIES. Mortgage-backed securities include securities backed by Ginnie Mae and Fannie Mae as well as by private issuers. These securities represent collections (pools) of commercial and residential mortgages. These securities are generally pass-through securities, which means that principal and interest payments on the underlying securities (less servicing fees) are passed through to shareholders on a pro rata basis.

These securities carry general fixed income security risks, such as credit risk and interest rate risk, as well as prepayment risk.

MUNICIPAL SECURITIES. Municipal securities are debt obligations issued by local, state and regional governments that provide interest income that is exempt from federal income tax. These securities are subject to interest rate risk and credit risk.

NON-MORTGAGE ASSET-BACKED SECURITIES. Non-mortgage asset-backed securities include equipment trust certificates and interests in pools of receivables, such as motor vehicle installment purchase obligations and credit card receivables. Such securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in the underlying pools of assets. This means that principal and interest payments on the underlying securities (less servicing fees) are passed through to shareholders on a pro rata basis.


The value of some asset-backed securities may be particularly sensitive to changes in prevailing interest rates, and like other fixed income investments, the ability of a Portfolio to successfully use these instruments may depend in part upon the ability of an Adviser to forecast interest rates and other economic factors correctly.


PIK (PAY-IN-KIND) DEBT SECURITIES AND ZERO-COUPON BONDS. PIK debt securities are debt obligations which provide that the issuer may, at its option, pay interest on such bonds in cash or in the form of additional debt obligations. Such investments benefit the issuer by mitigating its need for cash to meet debt service, but also require a higher rate of return to attract investors who are willing to defer receipt of such cash.


Zero-coupon bonds are bonds that provide for no current interest payment and are sold at a discount. These investments pay no interest in cash to its holder during its life and usually trade at a deep discount from their face or par value. These investments may experience greater volatility in market value due to changes in interest rates than debt obligations which make regular payments of interest. A Portfolio will accrue income on such investments for tax accounting purposes, as required, which is distributable to shareholders and which, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities to satisfy the Portfolio's distribution obligations.

These securities are subject to credit risk and interest rate risk.

PREFERRED STOCKS. Preferred stocks are equity securities that generally pay dividends at a specified rate and have preference over common stock in the payment of dividends and liquidation. Preferred stock generally does not carry voting rights.

Preferred stocks are subject to market risk. In addition, because preferred stocks pay fixed dividends, an increase in interest rates may cause the price of a preferred stock to fall.


REAL ESTATE INVESTMENT TRUSTS. REITs are entities which invest in commercial and other real estate properties. Risks associated with investments in securities of companies in the real estate industry include: decline in the value of real estate; risks related to general and local economic conditions; overbuilding and increased competition; increases in property taxes and operating expenses; changes in zoning laws; casualty or condemnation losses; variations in rental income; changes in neighborhood values; the appeal of properties to tenants; and increases in interest rates. In addition, equity REITs may be affected by changes in the values of the underlying property owned by the trusts, while mortgage REITs may be affected by the quality of credit extended. REITs are dependent upon management skills, may not be diversified and are subject to the risks of financing projects. Such REITs are also subject to heavy cash flow dependency, defaults by borrowers, self liquidation and the possibility of failing to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended (the "Code"), and to maintain exemption from the 1940 Act. In the event an issuer of debt securities collateralized by real estate defaults, it is conceivable that the REITs could end up holding the underlying real estate. The Portfolio, as a shareholder of a REIT, bears a portion of the REIT's annual operating expenses.


REPURCHASE AGREEMENTS. Repurchase agreements involve the purchase of a security by a Portfolio and a simultaneous agreement by the seller (generally a bank or dealer) to repurchase the security from the Portfolio at a specified date or upon demand. This technique offers a method of earning income on idle cash.

Repurchase agreements involve credit risk, i.e., the risk that the seller will fail to repurchase the security, as agreed. In that case, the Portfolio will bear the risk of market value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security.

REVERSE REPURCHASE AGREEMENTS.   Reverse repurchase agreements involve the sale
of a security by a Portfolio to another party (generally a bank or dealer) in return for cash and an agreement by the Portfolio to buy the security back at a specified price and time.


Reverse repurchase agreements will be used primarily to provide cash to satisfy unusually high redemption requests or for other temporary or emergency purposes. Reverse repurchase agreements are considered a form of borrowing by the Portfolio and, therefore, are a form of leverage. Leverage may cause any gains or losses of a Portfolio to be magnified.

RIGHTS AND WARRANTS.   Warrants basically are options to purchase equity
securities at specific prices valid for a specific period of time. Their prices do not necessarily move parallel to the prices of the underlying securities. Rights are similar to warrants, but normally have a short duration and are distributed directly by the issuer to its shareholders. Rights and warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer. These investments carry the risk that they may be worthless to the Portfolio at the time it may exercise its rights, due to the fact that the underlying securities have a market value less than the exercise price. Warrants also include Low Exercise Price Call Warrants or other structured securities for the purpose of gaining exposure to stocks in difficult to access foreign local markets.

SECURITIES LOANS. For purposes of realizing additional income, a Portfolio may lend securities to broker-dealers or institutional investors approved by the Board of Trustees of the Trust. All securities loans will be made pursuant to agreement requiring the loans to be continuously secured by collateral in cash or high grade debt obligations at least equal at all times to the market value of the loaned securities. The borrower pays to the Portfolio an amount equal to any dividends or interest received on loaned securities. The Portfolio retains all or a portion of the interest received on investment of cash collected or receives a fee from the borrower.

The risk in lending portfolio securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral, or in the recovery of the securities or possible loss of rights in their collateral should the borrower fail financially.

SHORT SALES. Short sales are sales of securities that the seller does not own. The seller must borrow the securities to make delivery to the buyer. A short sale may be uncollateralized or against-the-box. A short sale is "against-the-box" if at all times when the short position is open, the seller owns an equal amount of the securities sold short or securities convertible into, or exchanged without further consideration for, securities of the same issue as the securities sold short.

The price of securities purchased to replace borrowed securities sold short may be greater than proceeds received in the short sale resulting in a loss to the Portfolio.

STRUCTURED NOTES. A form of hybrid investment, structured notes are derivatives on which the amount of principal repayment and/or interest payments is based upon the movement of one or more factors. Structured notes are interests in entities organized and operated for the purpose of restructuring the investment characteristics of debt obligations. Structured notes are typically sold in private placement transactions, and there currently is no active trading market for structured notes.

Structured notes are also subject to credit risk and interest rate risk and can have volatile prices.

U.S. GOVERNMENT SECURITIES. U.S. Government securities include direct obligations of the U.S. Government that are supported by its full faith and credit, like Treasury bills and GNMA certificates. Treasury bills have initial maturities of less than one year, Treasury notes have initial maturities of one to ten years and Treasury bonds may be issued with any maturity but generally have maturities of at least ten years. U.S. Government securities also include indirect obligations of the U.S. Government that are issued by federal agencies and government-sponsored entities, like bonds and notes issued by the Federal Home Loan Bank and Fannie Mae. Unlike Treasury securities, agency securities generally are not backed by the full faith and credit of the U.S. Government. Some agency securities are supported by the right of the issuer to borrow from the Treasury, others are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations and others are supported only by the credit of the sponsoring agency.

U.S. Government securities are subject to interest rate risk. Credit risk is remote.

DEFENSIVE INVESTMENTS


Under adverse market or economic conditions, a Portfolio could invest for temporary defensive purposes some or all of its assets in money market securities or utilize other investment strategies that may be inconsistent with a Portfolio's principal investment strategy. Temporary defensive instruments generally include U.S. government securities, bank time deposits denominated in the currency of any major nation, commercial paper and repurchase agreements. The Adviser may also invest in these types of securities or hold cash while looking for suitable investment opportunities or to maintain liquidity. Although a Portfolio would employ these measures only in seeking to avoid losses, they could reduce the benefit from an upswing in the market or prevent the Portfolio from meeting its investment objective.


PORTFOLIO TURNOVER

The Portfolios' Advisers will sell a security when they believe it is appropriate to do so, regardless of how long a Portfolio has owned that security. Buying and selling securities generally involves some expense to a Portfolio, such as commissions paid to brokers and other transaction costs. Generally speaking, the higher a Portfolio's annual portfolio turnover rate, the greater its brokerage costs. Increased brokerage costs may adversely affect a Portfolio's performance. The Portfolios, with the exception of PIMCO Total Return Portfolio and Van Kampen Mid-Cap Growth Portfolio, generally intend to purchase securities for long-term investment and therefore will have a relatively low turnover rate. Annual turnover rate of 100% or more is considered high and will result in increased costs to the Portfolios. PIMCO Total Return Portfolio and Van Kampen Mid-Cap Growth Portfolio generally will have annual turnover rates of 100% or more.

DOWNGRADES IN FIXED INCOME DEBT SECURITIES

Unless required by applicable law, the Portfolios are not required to sell or dispose of any debt security that either loses its rating or has its rating reduced after a Portfolio purchases the security.

MANAGEMENT

The Trust's Board of Trustees is responsible for managing the business affairs of the Trust. The Trustees meet periodically to review the affairs of the Trust and to establish certain guidelines which the Manager and Advisers are expected to follow in implementing the investment policies and objectives of the Trust. The Trustees also review the management of the Portfolios' assets by the Advisers. Information about the Trustees and executive officers of the Trust is contained in the SAI.

THE MANAGER


Met Investors Advisory, LLC (the "Manager"), 5 Park Plaza, Suite 1900, Irvine, California 92614, has overall responsibility for the general management and administration of all of the Portfolios. The Manager selects and pays the fees of the Advisers for each of the Trust's Portfolios and monitors each Adviser's investment program. The Manager is an affiliate of MetLife.

As compensation for its services to the Portfolios, the Manager receives monthly compensation at an annual rate of a percentage of the average daily net assets of each Portfolio. The management fees for each Portfolio are:



PORTFOLIO                                       MANAGEMENT FEE
Met/AIM Capital Appreciation Portfolio          0.80% of first $100 million of such assets plus 0.75% of
                                                such assets over $100 million up to $200 million plus
                                                0.70% of such assets over $200 million up to $1 billion plus
                                                0.65% of such assets over $1 billion
------------------------------------------------------------------------------------------------------------
Met/AIM Small Cap Growth Portfolio              0.88% of first $500 million of such assets plus
                                                0.83% of such assets over $500 million
------------------------------------------------------------------------------------------------------------
Clarion Global Real Estate Portfolio            0.70% of first $200 million of such assets plus
                                                0.65% of such assets over $200 million up to $750 million
                                                plus 0.55% of such assets over $750 million
------------------------------------------------------------------------------------------------------------
Lazard Mid Cap Portfolio                        0.70% of first $500 million of such assets plus 0.675% of
                                                such assets over $500 million up to $1 billion plus 0.60% of such assets over $1 billion
------------------------------------------------------------------------------------------------------------
Legg Mason Partners Aggressive Growth Portfolio 0.65% of first $500 million of such assets plus
                                                0.60% of such assets over $500 million up to $1 billion
                                                plus 0.55% of such assets over $1 billion up to $2 billion plus 0.50% of such assets over $2 billion
------------------------------------------------------------------------------------------------------------
Legg Mason Value Equity Portfolio               0.65% of the first $200 million of such assets plus 0.63% of such assets over $200 million
------------------------------------------------------------------------------------------------------------
Lord Abbett Bond Debenture Portfolio            0.60% of first $250 million of such assets plus
                                                0.55% of such assets over $250 million up to $500 million
                                                plus 0.50% of such assets over $500 million up to $1 billion plus 0.45% of such assets over $1 billion
------------------------------------------------------------------------------------------------------------
Lord Abbett Growth and Income Portfolio         0.60% of first $600 million of such assets plus
                                                0.55% of such assets over $600 million up to $1.1 billion
                                                plus 0.50% of such assets over $1.1 billion up to $1.5
                                                billion plus 0.45% of such assets over $1.5 billion
------------------------------------------------------------------------------------------------------------

PORTFOLIO                                  MANAGEMENT FEE
Lord Abbett Mid Cap Value Portfolio        0.70% of first $200 million of such assets plus 0.65% of
                                           such assets over $200 million up to $500 million plus
                                           0.625% of such assets over $500 million
-------------------------------------------------------------------------------------------------------
MFS(R) Emerging Markets Equity Portfolio   1.05% of first $250 million of such assets plus
                                           1.00% of such assets over $250 million up to $500 million
                                           plus 0.85% of such assets over $500 million up to $1 billion plus 0.75% of such assets over $1 billion
-------------------------------------------------------------------------------------------------------
MFS(R) Research International Portfolio    0.80% of first $200 million of such assets plus
                                           0.75% of such assets over $200 million up to $500 million
                                           plus 0.70% of such assets over $500 million up to $1 billion plus 0.65% of such assets over $1 billion
-------------------------------------------------------------------------------------------------------
Oppenheimer Capital Appreciation Portfolio 0.65% of first $150 million of such assets plus
                                           0.625% of such assets over $150 million up to $300 million plus 0.60% of such assets over $300 million up to $500
                                           million plus 0.55% of such assets over $500 million up to
                                           $700 million plus 0.525% of such assets over $700 million
                                           up to $900 million plus 0.50% of such assets over $900
                                           million
-------------------------------------------------------------------------------------------------------
PIMCO Total Return Portfolio               0.50% of first $1.2 billion of such assets plus 0.475% of
                                           such assets over $1.2 billion
-------------------------------------------------------------------------------------------------------
T. Rowe Price Mid Cap Growth Portfolio     0.75% of such assets
-------------------------------------------------------------------------------------------------------
Third Avenue Small Cap Value Portfolio     0.75% of first $1 billion of such assets plus
                                           0.70% of such assets over $1 billion
-------------------------------------------------------------------------------------------------------
Van Kampen Comstock Portfolio              0.65% of first $500 million of such assets plus
                                           0.60% of such assets over $500 million up to $1 billion
                                           plus 0.525% of such assets over $1 billion
-------------------------------------------------------------------------------------------------------
Van Kampen Mid Cap Growth Portfolio        0.70% of first $200 million of such assets plus 0.65% of
                                           such assets over $200 million up to $500 million plus
                                           0.625% of such assets over $500 million
-------------------------------------------------------------------------------------------------------



A discussion regarding the basis of the decision of the Trust's Board of Trustees' to approve the Management Agreement with the Manager and the investment advisory agreements with the Advisers is available in each Portfolio's annual report.


EXPENSE LIMITATION AGREEMENT


In the interest of limiting expenses of certain Portfolios until April 30, 2009, the Manager has entered into an expense limitation agreement with the Trust ("Expense Limitation Agreement"). Pursuant to that Expense Limitation Agreement, the Manager has agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses of the Portfolios set forth below other than interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, other extraordinary expenses not incurred in the ordinary course of each Portfolio's business and amounts payable pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act are limited to the following respective expense ratios:



                                                 TOTAL EXPENSES LIMITED TO
      PORTFOLIOS                                 (% OF DAILY NET ASSETS)
      Lazard Mid Cap Portfolio                             0.80%
      MFS(R) Emerging Markets Equity Portfolio             1.30%
      Oppenheimer Capital Appreciation Portfolio           0.75%
      Van Kampen Mid Cap Growth Portfolio                  0.90%

Each Portfolio may at a later date reimburse the Manager the management fees waived or limited and other expenses assumed and paid by the Manager pursuant to the Expense Limitation Agreement provided such Portfolio has reached a sufficient asset size to permit such reimbursement to be made without causing the total annual expense ratio of such Portfolio to exceed the percentage limits stated above. Consequently, no reimbursement by a Portfolio will be made unless: (i) the Portfolio's total annual expense ratio is less than the respective percentages stated above; and (ii) the payment of such reimbursement has been approved by the Trust's Board of Trustees.


The total amount of reimbursement to which the Manager may be entitled will equal, at any time, the sum of (i) all investment management fees previously waived or reduced by the Manager and (ii) all other payments previously remitted by the Manager to the Portfolio during any of the previous five fiscal years, less any reimbursement that the Portfolio has previously paid to the Manager with respect to (a) such investment management fees previously waived or reduced and (b) such other payments previously remitted by the Manager to the Portfolio.

THE ADVISERS


Under the terms of the agreements between each Adviser and the Manager, the Adviser will develop a plan for investing the assets of each Portfolio, select the assets to be purchased and sold by each Portfolio, select the broker-dealer or broker-dealers through which the Portfolio will buy and sell its assets, and negotiate the payment of commissions, if any, to those broker-dealers. Each Adviser follows the investment policies set by the Manager and the Board of Trustees for each of the Portfolios. Day-to-day management of the investments in each Portfolio is the responsibility of the Adviser's portfolio managers. The portfolio managers of each Portfolio are indicated below following a brief description of each Adviser. The SAI provides additional information about each committee member's or portfolio manager's compensation, other accounts managed and the person's ownership of securities in the Portfolio.


The Trust and the Manager have received an exemptive order from the Securities and Exchange Commission that permits the Manager, subject to certain conditions, and without the approval of shareholders to: (a) employ a new unaffiliated investment adviser for a Portfolio pursuant to the terms of a new investment advisory agreement, in each case either as a replacement for an existing Adviser or as an additional Adviser; (b) change the terms of any investment advisory agreement; and (c) continue the employment of an existing Adviser on the same advisory contract terms where a contract has been assigned because of a change in control of the Adviser. In such circumstances, shareholders would receive notice of such action, including the information concerning the new Adviser that normally is provided in a proxy statement.

The Manager pays each Adviser a fee based on the Portfolio's average daily net assets. No Portfolio is responsible for the fees paid to each of the Advisers.


INVESCO AIM CAPITAL MANAGEMENT, INC. ("AIM"), 11 Greenway Plaza, Suite 100, Houston, Texas 77046, is the Adviser to the Met/AIM Capital Appreciation and Met/AIM Small Cap Growth Portfolios of the Trust. AIM has acted as an investment adviser since its organization in 1986. Today, AIM, together with its affiliates, advises or manages over 200 investment portfolios, including the Portfolios, encompassing a broad range of investment objectives. AIM is an indirect wholly owned subsidiary of AMVESCAP PLC, London, England. Total net assets under the management of AIM and its affiliates was approximately $149 billion as of December 31, 2007.


A I M uses a team approach to investment management. The members of the team who are primarily responsible for the day-to-day management of each Portfolio are:


  MET/AIM CAPITAL APPRECIATION PORTFOLIO

  . ROBERT J. LLOYD (lead manager), Senior Portfolio Manager, has been responsible for the Portfolio since 2003 and has been associated with AIM and/or its affiliates since 2000.

  . RYAN A. AMERMAN, Portfolio Manager, has been responsible for the Portfolio since 2008 and has been associated with AIM and/or its affiliates since 1996.


They are assisted by the Adviser's Multi-cap Growth Team which is comprised of portfolio managers and research analysts. Team members provide research support and make securities recommendations with respect to the Portfolio, but do not have day-to-day management responsibilities with respect to the Portfolio. Members of the Team may change from time to time.


  MET/AIM SMALL CAP GROWTH PORTFOLIO

  . JULIET S. ELLIS (lead manager), Senior Portfolio Manager, has been responsible for the Portfolio since 2004 and has been associated with AIM and/or its affiliates since 2004. From 2000 to 2004, she was Managing Director and from 1993 to 2004, she was a senior portfolio manager with JPMorgan Fleming Asset Management.

  . JUAN R. HARTSFIELD, Portfolio Manager, has been responsible for the Portfolio since 2004 and has been associated with AIM and/or its affiliates since 2004. From 2000 to 2004, he was a co-portfolio manager with JPMorgan Fleming Asset Management. From 1999 to 2000, he was a management consultant with Booz Allen & Hamilton.

  . CLAY MANLEY, Portfolio Manager, has been responsible for the Portfolio since 2008 and has been associated with AIM and/or its affiliates since 2001.


  . They are assisted by the Small Cap Core/Growth Team which may be comprised of portfolio managers, research analysts and other investment professionals of the A I M. Team members provide research support and make securities recommendations with respect to the Portfolio's holdings, but do not have day-to-day management responsibilities with respect to the Portfolio's holdings. Members of the Team may change from time to time.




ING CLARION REAL ESTATE SECURITIES L.P. (the "Adviser") serves as Adviser to the Clarion Global Real Estate Portfolio of the Trust. The Adviser was founded in 1969 and is a Delaware limited partnership. The Adviser is an indirect, wholly-owned subsidiary of ING Groep, N.V. and is an affiliate of ING Investments. The Adviser's principal address is 200 King of Prussia, Radnor, PA 19087. The Adviser is in the business of providing investment advice to institutional and individual client accounts which, as of December 31, 2007, were valued in excess of $17 billion.

The following individuals are jointly responsible for the day-to-day management of the Portfolio.

  . T. RITSON FERGUSON, Chief Investment Officer ("CIO") and Portfolio Manager, has 22 years of real estate investment experience. Mr. Ferguson has managed the ING Global Real Estate Fund's portfolio since November 2001. Mr. Ferguson has served as Co-CIO and more recently CIO of the Adviser since 1991.

  . STEVEN D. BURTON, Managing Director and Portfolio Manager, is a member of the Adviser's Investment Committee and has managed the ING Global Real Estate Fund's portfolio since November 2001. He is also responsible for evaluating the investment potential of public real estate companies outside of the U.S. Mr. Burton joined the Adviser in 1995.

  . JOSEPH P. SMITH, Managing Director and Portfolio Manager, is a member of the Adviser's Investment Committee of the Adviser and has managed the ING Global Real Estate Fund's portfolio since February 2007. Mr. Smith joined ING Clarion in 1997 and has 14 years of real estate investment management experience.

PRIOR EXPERIENCE WITH COMPARABLE FUND

The Adviser became the adviser to the Clarion Global Real Estate Portfolio in April 2008. In order to provide you with information regarding the investment capabilities of the Adviser, performance information regarding the ING Global Real Estate Fund ("ING Fund") is presented. The Portfolio and the ING Fund, which is also advised by the Adviser, have substantially similar investment objectives, policies, and strategies. Management fees paid by the ING Fund are higher than the fees paid by the Portfolio. If the same level of management fees charged to the Portfolio had been charged to the ING Fund, the average annual return during the period would have been higher than the returns set forth below. Such performance information should not be relied upon as an indication of the future performance of the Portfolio because, among other things, the asset sizes and expenses of ING Fund and the Portfolio will vary.

The table below compares the ING Global Real Estate Fund's average annual compounded total returns on a before tax basis for the 1 and 5-year periods and from inception through 12/31/07 with the S&P/Citigroup World Property Index, an unmanaged index which tracks the performance of the investable universe of publicly traded property companies with more than 450 constituents from 24 countries. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index. The calculations of total return assume the reinvestment of all dividends and capital gain distributions and the deduction of all recurring expenses that were charged to shareholder accounts. These figures do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower.



         Average Annual Total Return as of 12/31/07
-----------------------------------------------------------
                                                      Since
                                     1 Year 5 Years Inception
------------------------------------ ------ ------- ---------
ING Global Real Estate Fund--Class A
 Before Taxes                        -6.87%  23.49%   20.77%*
S&P/Citigroup World Property Index   -7.27%  23.55%   20.32%*
* Inception date is 11/5/01.

CLEARBRIDGE ADVISORS, LLC ("ClearBridge"), 620 8th Avenue, New York, New York 10018, is the Adviser to the Legg Mason Partners Aggressive Growth Portfolio of the Trust. ClearBridge is an investment advisor that succeeded the equity securities portfolio management business of Citigroup Asset Management, which was acquired by Legg Mason, Inc. in December 2005. Assets under management by ClearBridge were approximately $100.5 billion as of December 31, 2007. ClearBridge is a wholly-owned subsidiary of Legg Mason, Inc.

The following individuals are jointly responsible for managing the Portfolio:

  . RICHARD FREEMAN, is an investment officer of ClearBridge. Mr. Freeman has managed the Legg Mason Partners Aggressive Growth Fund, Inc. on which the Portfolio is modeled since its inception in 1983 and has more than 29 years of investment experience.

  . EVAN BAUMAN, has been with the organization since 1996 and has over 10 years of investment experience.

PRIOR EXPERIENCE WITH COMPARABLE FUND

The Legg Mason Partners Aggressive Growth Portfolio and the Legg Mason Partners Aggressive Growth Fund ("Aggressive Growth Fund"), which is sub-advised by ClearBridge, have substantially similar investment objectives, policies, and strategies. ClearBridge began managing the Portfolio in October 2006. In order to provide you with information regarding the investment capabilities of ClearBridge, performance information regarding the Aggressive Growth Fund is presented. Management fees paid by the Aggressive Growth Fund are more than the fees paid by the Portfolio. If the same level of management fees charged to the Portfolio had been charged to the Aggressive Growth Fund, the average annual return during the period would have been more than the returns set forth below. The result assumes that the current management fee paid by the Aggressive Growth Fund, as a percentage of average net assets, applied to all prior periods. Such performance information should not be relied upon as an indication of the future performance of the Portfolio because, among other things, the asset sizes and expenses of Aggressive Growth Fund and the Portfolio will vary. The table below compares the Aggressive Growth Fund's average annual compounded total returns for the 1-, 5- and 10-year periods through 12/31/07 with the Russell 3000 Growth Index. The calculations of total return assume the reinvestment of all dividends and capital gain distributions and the deduction of all recurring expenses that were charged to shareholder accounts. These figures do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower.



              Average Annual Total Return as of 12/31/07
-----------------------------------------------------------------------
                                                1 Year 5 Years 10 Years
----------------------------------------------- ------ ------- --------
Aggressive Growth Fund**
Class A shares (without sales charge)            1.22% 13.19%   12.08%
Russell 3000 Growth Index                       11.40% 12.42%    3.83%
**Prior to April 7, 2006, known as Smith Barney
  Aggressive Growth Fund, Inc.



LAZARD ASSET MANAGEMENT LLC, 30 Rockefeller Plaza, New York, New York 10112-6300, ("Lazard") serves as the Adviser to the Lazard Mid Cap Portfolio of the Trust. Lazard is a wholly-owned subsidiary of Lazard, Ltd., Clarendon House, 2 Church Street, Hamilton HM 11, Bermuda. Lazard and its global affiliates provide investment management services to client discretionary accounts with assets totaling approximately $126.9 billion as of December 31, 2007. Its clients are both individuals and institutions, some of whose accounts have investment policies similar to those of the Portfolio.


The following individuals are jointly responsible for managing the Portfolio:

  . CHRISTOPHER BLAKE, Managing Director, Portfolio/Analyst. Christopher Blake is a Managing Director of Lazard and a Portfolio Manager/Analyst for the U.S. Mid Cap and Strategic Equity portfolios (including the North American Equity Fund, the brand name of the U.S. Strategic Equity offshore fund). He joined Lazard in 1995. Mr. Blake was a Lazard Research Analyst covering the consumer sector, and beginning in 1996, was a Research Analyst on the U.S. Small Cap team.

  . GARY BUESSER, CFA, Director, Portfolio Manager. He is a Portfolio Manager for the U.S. Mid Cap and Strategic Equity portfolios. Prior to joining the Lazard in 2000, Mr. Buesser worked for Evergreen Funds, SG Cowen, Shearson Lehman Brothers, and Kidder Peabody. He began working in the investment field in 1983.

  . ROBERT A. FAILLA, CFA, Director, Portfolio Manager. Robert Failla is a Senior Vice President of Lazard, and a Portfolio Manager for the U.S. Mid Cap and Strategic Equity portfolios. Prior to joining Lazard in 2003,
     Mr. Failla was associated with AllianceBernstein, where he worked as a Portfolio Manager on a large-cap and all-cap product. He began working in the investment field in 1993.

  . ANDREW LACEY, Deputy Chairman, U.S. and Global Products. Andrew Lacey is a Deputy Chairman of Lazard for U.S. and Global products. He is also a portfolio manager on the U.S. Equity, U.S. Equity Select, U.S. Equity Value, U.S. Mid Cap, and U.S. Strategic products. Mr. Lacey become a full-time member of the equity team in 1996.

PRIOR EXPERIENCE WITH COMPARABLE FUND


The Lazard Mid Cap Portfolio and the Lazard Mid Cap Fund, which is also advised by Lazard, have substantially similar investment objectives, policies, and strategies. Lazard began managing the Portfolio in December 2005. In order to provide you with information regarding the investment capabilities of Lazard, performance information regarding the Lazard Mid Cap Fund is presented. Management fees paid by the Lazard Mid Cap Fund are greater than the fees paid by the Portfolio. If the same level of management fees charged to the Portfolio had been charged to the Lazard Mid Cap Fund, the average annual return during the period would have been higher than the returns set forth below. This result assumes that the current management fee paid by the Lazard Mid Cap Fund, as a percentage of average net assets, applied to all prior periods. Such performance information should not be relied upon as an indication of the future performance of the Portfolio because, among other things, the asset sizes and expenses of Lazard Mid Cap Fund and the Portfolio will vary.

The table below compares the Lazard Mid Cap Fund's average annual compounded total returns for the 1- ,5- and 10-year periods through 12/31/07 with the S&P Mid Cap 400 Index, an unmanaged index which measures the performance of mid-sized companies and covers approximately 7% of the U.S. equities market. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index. The calculations of total return assume the reinvestment of all dividends and capital gain distributions and the deduction of all recurring expenses that were charged to shareholder accounts. These figures do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower.


          Average Annual Total Return as of 12/31/07
-------------------------------------------------------------
                                         1 Year 5 Year 10 Year
---------------------------------------- ------ ------ -------
Lazard Mid Cap Fund--Institutional Class -2.93% 14.38%   9.61%
S&P Mid Cap 400 Index                     7.98% 16.20%  11.19%



LEGG MASON CAPITAL MANAGEMENT, INC. ("LMCM"), 100 Light Street, Baltimore, Maryland 21202, is the Adviser to the Legg Mason Value Equity Portfolio of the Trust. LMCM provides investment advisory services for registered mutual funds, company retirement plans, foundations, endowments, trust companies, and high net-worth individuals. As of December 31, 2007, LMCM and its sister companies had aggregate assets under management of approximately $59.7 billion.


  . MARY CHRIS GAY, as portfolio manager, has primary responsibility for the day-to-day management of the Portfolio. Ms. Gay will employ the investment strategies of Bill Miller, the Chief Investment Officer ("CIO") of LMCM. Ms. Gay is a Senior Vice President and Portfolio Manager at LMCM. Ms. Gay has managed or co-managed equity funds advised by LMCM since 1998 and has been employed by one or more affiliates of Legg Mason, Inc. ("Legg Mason") since 1989. Mr. Miller, as CIO, leads LMCM's investment team and is the creator of the LMCM investment process. Mr. Miller has been associated with Legg Mason since 1982.

PRIOR EXPERIENCE WITH COMPARABLE FUND

The Legg Mason Value Equity Portfolio and the Legg Mason Value Trust, Inc. ("Legg Mason Value Trust"), which is also advised by LMCM, have substantially similar investment objectives, policies and strategies. LMCM began managing the Legg Mason Value Trust on April 1, 2005. Prior to that date, the Legg Mason Value Trust was managed by Legg Mason Funds Management, Inc. ("LMFM"), an affiliate of LMCM. LMFM and LMCM have substantially the same portfolio management personnel. The Legg Mason Value Trust is managed in the same manner both before and after April 1, 2005. Since the Portfolio commenced operations in November, 2005, it has a limited operating history. In order to provide you with information regarding the investment capabilities of LMCM, performance information regarding the Legg Mason Value Trust is presented. Management fees paid by the Legg Mason Value Trust are more than the fees paid by the Portfolio. If the same level of management fees charged to the Portfolio had been charged to the Legg Mason Value Trust, the average annual return during the period would have been higher than the returns set forth below. This result assumes that the current management fee paid by the Legg Mason Value Equity Trust, as a percentage of average net assets, applied in all prior periods. Such performance information should not be relied upon as an indication of the future performance of the Portfolio because, among other things, the asset sizes and expenses of Legg Mason Value Trust and the Portfolio will vary.

The table below compares the Legg Mason Value Trust's average annual compounded total returns for the 1-, 5- and 10-year periods through December 31, 2007 with the Standard & Poor's 500 Composite Stock Index ("S&P 500 Index"). An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index. The calculations of total return assume the reinvestment of all dividends and capital gain distributions and the deduction of all recurring expenses that were charged to shareholder accounts. These figures do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower.



            Average Annual Total Return as of 12/31/07
-----------------------------------------------------------------
                                             1 Year 5 Year 10 Year
-------------------------------------------- ------ ------ -------
Legg Mason Value Trust--Primary Class shares -6.66% 10.83%  7.92%
S&P 500 Index                                 5.49% 12.83%  5.91%



LORD, ABBETT & CO. LLC ("Lord Abbett"), 90 Hudson Street, Jersey City, New Jersey 07302, is the Adviser to the Lord Abbett Bond Debenture, Lord Abbett Growth and Income and Lord Abbett Mid Cap Value Portfolios of the Trust. Founded in 1929, Lord Abbett manages one of the nation's oldest mutual fund complexes, with assets under management of approximately $110 billion in mutual funds and other advisory accounts as of December 31, 2007.


LORD ABBETT BOND DEBENTURE PORTFOLIO


  . Lord Abbett uses a team of investment managers and analysts acting together to manage the Portfolio's investments. CHRISTOPHER J. TOWLE, Partner and Investment Manager of Lord Abbett, heads the team and is primarily responsible for the day-to-day management of the Portfolio. Mr. Towle joined Lord Abbett in 1987, is the holder of a Chartered Financial Analyst designation and has been in the investment business since 1980. He has been a member of the team since 1993.


LORD ABBETT GROWTH AND INCOME PORTFOLIO


  . ELI M. SALZMANN is primarily responsible for the day-to-day management of the Portfolio. Mr. Salzmann is a Partner of Lord Abbett and has been with Lord Abbett since 1997. Mr. Salzmann is the Investment Team Leader and has been a member of the investment team since 1998.

LORD ABBETT MID CAP VALUE PORTFOLIO


  . Lord Abbett uses a team of investment managers and analysts acting together to manage the Portfolio's investments. EDWARD K. VON DER LINDE heads the team and the other senior member of the team is HOWARD E. HANSEN. Messrs. von der Linde and Hansen are primarily and jointly responsible for the day-to-day management of the Portfolio. Mr. von der Linde is a Partner and joined Lord Abbett in 1988. Mr. Hansen, Partner and Investment Manager, joined Lord Abbett in 1995.


MASSACHUSETTS FINANCIAL SERVICES COMPANY ("MFS"), 500 Boylston Street, Boston, Massachusetts 02116, is the Adviser to the MFS(R) Emerging Markets Equity and

MFS(R) Research International Portfolios of the Trust. MFS is America's oldest mutual fund organization. MFS is a subsidiary of Sun Life of Canada (U.S.) Financial Services Holdings, Inc., which in turn is an indirect majority-owned subsidiary of Sun Life Financial Inc. (a diversified financial services company). MFS and its predecessor organizations have a history of money management dating from 1924 and the founding of the first mutual fund, Massachusetts Investors Trust. Net assets under the management of the MFS organization were approximately $198 billion as of December 31, 2007.

MFS(R) EMERGING MARKETS EQUITY PORTFOLIO

  . The Portfolio is managed by NICHOLAS D. SMITHIE, an investment officer of MFS. Mr. Smithie has been a portfolio manager with MFS since 2002 and has been in the investment management area of MFS since 1998.

PRIOR EXPERIENCE WITH COMPARABLE FUND

The MFS(R) Emerging Markets Equity Portfolio and the MFS(R) Emerging Markets Equity Fund, which is also advised by MFS, have substantially similar investment objectives, policies, and strategies. Since the Portfolio commenced operations in 2006, it does not have a significant operating history. MFS began managing all of the assets of the MFS(R) Emerging Markets Equity Fund on November 30, 1999. Prior to November 30, 1999, another investment adviser managed certain assets of the Fund. Performance information for periods prior to November 30, 1999 reflects this former sub-investment advisory relationship. In order to provide you with information regarding the investment capabilities of MFS, performance information regarding the MFS(R) Emerging Markets Equity Fund is presented. Management fees paid by the MFS(R) Emerging Markets Equity Fund are the same as the fees paid by the Portfolio. Such performance information should not be relied upon as an indication of the future performance of the Portfolio because, among other things, the asset sizes and expenses of MFS(R) Emerging Markets Equity Fund and the Portfolio will vary.

The table below compares the MFS(R) Emerging Markets Equity Fund's average annual compounded total returns for the 1-, 5- and 10-year periods through 12/31/07 with the Morgan Stanley Capital International (MSCI) Emerging Markets Free Index, an unmanaged market capitalization weighted index that is designed to measure equity market performance in the global emerging markets. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index. The calculations of total return assume the reinvestment of all dividends and capital gain distributions and the deduction of all recurring expenses that were charged to shareholder accounts. These figures do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower.



                Average Annual Total Return as of 12/31/07
-------------------------------------------------------------------------
                                                     1 Year 5 Year 10 Year
---------------------------------------------------- ------ ------ -------
MFS(R) Emerging Markets Equity Fund (Class A shares)
 (Without Sales Charge)                              35.46% 35.61%  12.55%
MSCI Emerging Markets Index                          39.78% 37.46%  14.53%

MFS(R) RESEARCH INTERNATIONAL PORTFOLIO


  . The Portfolio is managed by a committee of research analysts under the general supervision of THOMAS MELENDEZ and JOSE LUIS GARCIA.


  . MR. MELENDEZ, an investment officer of MFS, joined MFS in 2002 as an associate portfolio manager with more than ten years experience, including three years as an Emerging Market Product Specialist for Schroders North America, two years as a General Manager for Schroders Argentina and three years as a Vice President, Latin American Fund Manager for Schroders Capital Management International, London.

  . MR. GARCIA, an investment officer of MFS and global equity research analyst, joined MFS in 2002. Prior to joining MFS, Mr. Garcia was Chief Executive Officer of Telefonica B2B in Mexico City for two years and for two years prior to that position, Principal of Texas Pacific Group.



OPPENHEIMERFUNDS, INC. ("Oppenheimer"), Two World Financial Center, 225 Liberty Street, 11/th/ Floor, New York, New York 10281, is the Adviser to the Oppenheimer Capital Appreciation Portfolio of the Trust. Oppenheimer has been an investment adviser since January 1960. Oppenheimer (including affiliates) managed more than $260 billion in assets as of December 31, 2007, including other Oppenheimer funds with more than 6 million shareholder accounts.

  .  MARC L. BAYLIN, CFA acts as manager of the Portfolio.


  . Mr. Baylin joined Oppenheimer on September 6, 2005 as a Vice President. Prior to joining Oppenheimer, he was Managing Director and Lead Portfolio Manager at JP Morgan Fleming Investment Management from June 2002 to August 2005 and was a Vice President of T. Rowe Price where he was an analyst from June 1993 and a portfolio manager from March 1999 to June 2002.


PACIFIC INVESTMENT MANAGEMENT COMPANY LLC ("PIMCO"), 840 Newport Center Drive, Newport Beach, California 92660, is the Adviser to the PIMCO Total Return Portfolio of the Trust. PIMCO, a Delaware limited liability company, is a majority-owned subsidiary of Allianz Global Investors of America L.P. ("AGI LP"). Allianz SE is the indirect majority owner of AGI LP. Allianz is a European-based, multinational insurance and financial services holding company SE. As of December 31, 2007, PIMCO had approximately $746.3 billion in assets under management.

  . WILLIAM H. GROSS, CFA, Managing Director and co-chief investment officer, was a founding partner of PIMCO in 1971.



T. ROWE PRICE ASSOCIATES, INC. ("T. Rowe Price"), 100 East Pratt Street, Baltimore, Maryland 21202, is the Adviser to the T. Rowe Price Mid Cap Growth Portfolio of the Trust. T. Rowe Price was founded in 1937. As of December 31, 2007, T. Rowe Price and its affiliates managed approximately $400.0 billion in assets for individual and institutional investor accounts. T. Rowe Price is a wholly-owned subsidiary of T. Rowe Price Group, Inc., a publicly traded financial services holding company.


  . The investment management decisions for the Portfolio are made by an Investment Advisory Committee. BRIAN W. H. BERGHUIS acts as Chairman of the Committee.

    The Committee Chairman has day-to-day responsibility for managing the Portfolio and works with the Committee in developing and executing the Portfolio's investment program. Mr. Berghuis has been chairman of the T. Rowe Price Mid-Cap Growth Fund's committee since 1992. He joined T. Rowe Price in 1985 and has been managing investments since 1988.


THIRD AVENUE MANAGEMENT LLC ("Third Avenue"), 622 Third Avenue, New York,
New York 10017, is the Adviser for the Third Avenue Small Cap Value Portfolio of the Trust. Third Avenue is an indirect, majority owned subsidiary of Affiliated Managers Group, Inc. Third Avenue or its predecessor entity has been an investment adviser for mutual funds since its organization in 1986 and as of December 31, 2007 had over $27 billion in assets under management.


  . CURTIS JENSEN, Co-Portfolio Manager and Co-Chief Investment Officer of Third Avenue. Mr. Jensen has been employed by Third Avenue and its predecessor since 1995 as a portfolio manager and senior research analyst. He has been co-manager of the Third Avenue Small-Cap Value Fund since its inception and became sole manager of that Fund in May 2001.

  . IAN LAPEY, Co-Portfolio Manager. Mr. Lapey has been employed by Third Avenue and its predecessor since 2001 as a portfolio manager and senior research analyst. Prior to joining Third Avenue, Mr. Lapey was an equity research analyst with Credit Suisse First Boston from 1997 to 2001.

  . KATHLEEN CRAWFORD, Assistant Portfolio Manager, has been employed by Third Avenue since 2003 as a research analyst. Previously, Ms. Crawford was an equity research associate for Alliance Capital Management.


MORGAN STANLEY INVESTMENT MANAGEMENT, INC., doing business in certain instances (including in its role as Adviser to the Portfolios) under the name Van Kampen ("Van Kampen"), 522 Fifth Avenue, New York, New York 10036, is the Adviser to the Van Kampen Comstock and Van Kampen Mid Cap Growth Portfolios of the Trust. Van Kampen is a direct wholly-owned subsidiary of Morgan Stanley. As of December 31, 2007, Van Kampen, together with its affiliated asset management companies, managed approximately $589.5 billion in assets.


VAN KAMPEN COMSTOCK PORTFOLIO




  . The Portfolio is managed by Van Kampen's Multi-Cap Value team. The team is made up of established investment professionals. Current members of the team include B. ROBERT BAKER, JR., JASON S. LEDER, KEVIN C. HOLT, DEVIN E. ARMSTRONG AND JAMES N. WARWICK. Mr. Baker is a Managing Director with Van Kampen and has been employed by Van Kampen since 1991. Mr. Leder and Mr. Holt are Managing Directors with Van Kampen and have been employed by Van Kampen since 1995 and 1999, respectively. Mr. Warwick is an Executive Director with Van Kampen and has been employed by Van Kampen since 2002. Mr. Armstrong is a Vice President of Van Kampen, and has been employed by Van Kampen since 2004. Prior to 2004, Mr. Armstrong was attending Columbia Business School. Mr. Baker is the lead manager of the Portfolio and Messrs. Leder, Holt, Armstrong and Warwick are co-portfolio managers. Mr. Baker is responsible for the execution of the overall strategy of the Portfolio.

PRIOR PERFORMANCE OF COMPARABLE ACCOUNTS

Since the Van Kampen Comstock Portfolio commenced operations in April 2005, it does not have a significant operating history. In order to provide you with information regarding the investment capabilities of Van Kampen, performance information regarding the Van Kampen Comstock Composite is presented. This chart does not show you the performance of the Van Kampen Comstock Portfolio--it shows the performance of similar accounts also managed by Van Kampen. This chart shows the historical performance of the Van Kampen Comstock Composite. The accounts in the Composite have investment objectives, policies and strategies that are substantially similar to those of the Van Kampen Comstock Portfolio. As of December 31, 2007 the Composite consisted of 36 mutual funds.

The performance shows the historical track record of the Adviser and is not intended to imply how the Van Kampen Comstock Portfolio will perform. Total returns represent past performance of the Composite and not the Van Kampen Comstock Portfolio.



                 Annual total returns
       for the periods ending December 31, 2007
------------------------------------------------------
               Van Kampen                   Russell
                Comstock       S&P 500     1000 Value
Year/Period Composite (%)(1) Index (%)(2) Index (%)(2)
----------- ---------------- ------------ ------------
  2007            -2.19           5.49        -0.17
  2006            15.98          15.79        22.25
  2005             4.20           4.91         7.05
  2004            17.36          10.88        16.49
  2003            30.67          28.68        30.03
  2002           -19.80         -22.09       -15.52
  2001            -1.98         -11.88        -5.59
  2000            31.73          -9.12         7.02
  1999             2.26          21.04         7.35
  1998            20.05          28.57        15.63
  1997            29.84          33.36        35.18
  1996(3)          7.56           5.42        21.64



       (1) This column shows performance after average advisory fees and operating expenses charged to the accounts in the composite have been deducted, including custody fees and other expenses normally paid by such accounts. The Van Kampen Comstock Portfolio's fees and expenses are generally expected to be higher than those reflected in this composite, which would reduce performance. The composite does not reflect the deduction of mutual fund sales loads, if applicable.
       (2) The Standard & Poor's 500 Composite Stock Price Index is an index of the stocks of approximately 500 large- and medium-sized companies traded in U.S. stock markets. Results include reinvested dividends. The Russell 1000 Value Index consists of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.
       (3) The inception date of the composite was 10/31/96. Total returns and expenses are not annualized for the first year of operations.

VAN KAMPEN MID CAP GROWTH PORTFOLIO

The Portfolio is managed by the Van Kampen U.S. Growth team. Current members of the team jointly and primarily responsible for the day-to-day management of the Portfolio are DENNIS LYNCH, DAVID COHEN and SAM CHAINANI each a Managing Director of Van Kampen, and ALEXANDER NORTON and JASON YEUNG, each an Executive Director of Van Kampen.

Mr. Lynch has worked in an investment management capacity for Van Kampen since 1998. Mr. Cohen has worked in an investment management capacity for Van Kampen since 1993. Mr. Chainani has worked in an investment management capacity for Van Kampen since 1996. Mr. Norton has worked in an investment management capacity for Van Kampen since 2000. Mr. Yeung has worked in an investment management capacity for Van Kampen since 2002. Mr. Lynch is the lead manager of the Portfolio and Messrs. Cohen, Chainani, Norton and Yeung are co-portfolio managers. Members of the team collaborate to manage the assets of the Portfolio.


PRIOR PERFORMANCE OF COMPARABLE ACCOUNTS


Van Kampen began managing the Van Kampen Mid Cap Growth Portfolio in October, 2006. In order to provide you with information regarding the investment capabilities of Van Kampen, composite performance information regarding the Van Kampen Mid Cap Growth strategy is presented. The accounts in the Van Kampen Mid Cap Growth Composite have investment objectives, policies and strategies that are substantially similar to those of the Portfolio. The table below does not show you the performance of the Portfolio--it shows the performance of similar accounts managed by Van Kampen. As of December 31, 2006, the Van Kampen Mid Cap Growth Composite consisted of 23 accounts.


The table below compares the historical performance of the Van Kampen Mid Cap Growth Composite with the Russell Mid Cap Growth Index. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index. The calculations of total return assume the reinvestment of all dividends and capital gain distributions and the deduction of all recurring expenses that were charged to shareholder accounts. These figures do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower.


           Annual Total Returns
-------------------------------------------
               Van Kampen       Russell
             Mid Cap Growth  Mid Cap Growth
Year/Period Composite (%)(1)  Index (%)(2)
----------- ---------------- --------------
  2007            22.60           11.43
  2006             9.64           10.66
  2005            17.86           12.10
  2004            21.41           15.48
  2003            41.97           42.71
  2002(3)        -27.54          -24.97



       (1) This column shows performance after average advisory fees and operating expenses charged to the accounts in the composite have been deducted, including custody fees and other expenses normally paid by such accounts. The Portfolio's fees and expenses are generally expected to be higher than those reflected in this composite, which would reduce performance. The composite does not reflect the deduction of mutual fund sales loads, if applicable. If sales loads were reflected, the annual returns would have been lower.

       (2) The Russell Midcap Growth Index measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000 Growth index. Results include reinvested dividends.
       (3) The inception date of the composite was 1/31/02. Total returns and expenses are not annualized for the first year of operations.

DISTRIBUTION PLANS


Each Portfolio has adopted for its Class B and Class E shares a plan pursuant to Rule 12b-1 under the 1940 Act (the "Plan") and pursuant to the Plan, entered into a Distribution Agreement with MetLife Investors Distribution Company, located at 5 Park Plaza, Suite 1900, Irvine, California 92614. MetLife Investors Distribution Company is an affiliate of the Manager, and serves as principal underwriter for the Trust. The Plan permits the use of Trust assets to help finance the distribution of the shares of the Portfolios. Under the Plan, the Trust, on behalf of the Portfolios, is permitted to pay to various service providers up to 0.50% and up to 0.25% of the average daily net assets of each Portfolio as payment for services rendered in connection with the distribution of the Class B and Class E shares of the Portfolios, respectively. Currently, payments are limited to 0.25% and 0.15% of average net assets of Class B and Class E shares, respectively, which amounts may be increased to the full Plan amount by the Trustees of the Trust without shareholder approval. Because these fees are paid out of Trust assets on an on-going basis, over time these costs will increase the cost of your investment and may cost you more than other types of sales charges.


YOUR INVESTMENT

SHAREHOLDER INFORMATION

The separate accounts of MetLife are the record owners of the Portfolios' shares. Any reference to the shareholder in this Prospectus technically refers to those separate accounts and not to you, the Contract owner. The legal rights of you, the Contract owner, are different from the legal rights of the record owner.

However, MetLife is required to solicit instructions from Contract owners when voting on shareholder issues. Any voting by MetLife as shareholder would therefore reflect the actual votes of Contract owners. Neither the Securities and Exchange Commission nor MetLife requires any specific minimum percentage of Contract owners to vote in order for MetLife to echo vote the remaining unvoted votes. MetLife seeks to obtain a reasonable level of turnout given the particular voting trend. MetLife may use various methods of encouraging Contract owners to vote, including additional solicitations. The practice of echo voting means that a minority of Contract owners may, in practice, determine whether an item passes or fails. Please see "Voting Rights" in the prospectus for the Contracts accompanying this Prospectus for more information on your voting rights.

DISCLOSURE OF PORTFOLIO HOLDINGS

Shares of the Trust are offered only to separate accounts of the Insurance Companies. The following information is generally made available on one or more of the Insurance Company websites (including www.metlifeinvestors.com): (i) the ten largest portfolio holdings of each Portfolio; (ii) unless the Adviser has objected, the percentage of the Portfolio's net assets that each of the portfolio holdings represents; and (iii) the percentage of the Portfolio's net assets that these holdings represent in the aggregate. Unless the Adviser has objected, this information is posted on the website as early as on or about the tenth business day following the calendar quarter and no later than on or about the first business day of the second month following the calendar quarter. The Trust may exclude any portion of these holdings from the posting when deemed in the best interest of the Trust. These postings generally remain until replaced by new postings as described above. For these purposes, a Portfolio's ten largest portfolio holdings are not considered to include swaps, futures, or forward currency transactions or transactions transmitted to the Trust's custodian after certain established cut-off times.

A description of the Portfolios' policies and procedures with respect to the disclosure of the Portfolios' portfolio securities is available in the SAI.

DIVIDENDS, DISTRIBUTIONS AND TAXES

DIVIDENDS AND DISTRIBUTIONS

Each Portfolio intends to distribute substantially all of its net investment income, if any. Each Portfolio distributes its dividends from its net investment income to MetLife's separate accounts at least once a year and not to you, the Contract owner. These distributions are in the form of additional shares and not cash. The result is that a Portfolio's investment performance, including the effect of dividends, is reflected in the cash value of the Contracts. Please see the Contract prospectus accompanying this Prospectus for more information.

All net realized long- or short-term capital gains of each Portfolio are also declared once a year and reinvested in the Portfolio.

TAXES

Please see the Contract prospectus accompanying this Prospectus for a discussion of the tax impact on you resulting from the income taxes the separate accounts owe as a result of their ownership of a Portfolio's shares and their receipt of dividends and capital gains.

Each Portfolio expects to qualify and to continue to qualify as a regulated investment company under Subchapter M of the Code. As qualified, a Portfolio is not subject to federal income tax on that part of its taxable income that it distributes to you. Taxable income consists generally of net investment income, and any capital gains. It is each Portfolio's intention to distribute all such income and gains.

Shares of each Portfolio are currently offered only to the separate accounts of MetLife. Separate accounts are insurance company separate accounts that fund life insurance policies and annuity contracts. Under the Code, an insurance company pays no tax with respect to income of a qualifying separate account when the income is properly allocable to the value of eligible variable annuity or variable life insurance contracts. For a discussion of the taxation of life insurance companies and the separate accounts, as well as the tax treatment of the policies and annuity contracts and the holders thereof, see the discussion of federal income tax considerations included in the prospectus for the Contracts.

Section 817(h) of the Code and the regulations thereunder impose "diversification" requirements on the assets underlying a Contract. Each Portfolio intends to maintain diversification which will allow each Contract to satisfy these requirements. These requirements are in addition to the diversification requirements imposed on each Portfolio by Subchapter M and the 1940 Act. Technically, the section 817(h) requirements provide that, with limited exceptions, as of the end of each calendar quarter or within thirty days thereafter no more than 55% of the assets underlying a Contract may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments, and no more than 90% by any four investments. For this purpose, an investment in a Portfolio is treated not as a single investment but as an investment in each asset owned by the Portfolio, so long as shares of the Portfolio are owned only by separate accounts of insurance companies, by qualified pension and retirement plans, and by a limited class of other investors. The Portfolios are and will be so owned. Thus so long as each Portfolio meets the section 817(h) diversification tests, each Contract will also meet those tests. See the prospectus for the Contracts.

The foregoing is only a summary of some of the important federal income tax considerations generally affecting a Portfolio and you; see the SAI for a more detailed discussion. You are urged to consult your tax advisers.

REPORT TO POLICYHOLDERS

The fiscal year of each Portfolio ends on December 31 of each year. The Trust will send to you, at least semi-annually, reports which show the Portfolios' composition and other information. An annual report, with audited information, will be sent to you each year.

SALES AND PURCHASES OF SHARES


The Trust does not sell its shares directly to the public. The Trust continuously sells Class A shares, Class B and Class E shares of the Portfolios, as applicable, only to the separate accounts of MetLife to fund Contracts. The Trust could also offer shares to other separate accounts of other insurers if approved by the Board of Trustees.


PURCHASE AND REDEMPTION OF SHARES

MetLife Investors Distribution Company is the principal underwriter and distributor of the Trust's shares. MetLife Investors Distribution Company places orders for the purchase or redemption of shares of each Portfolio based on, among other things, the amount of net Contract premiums or purchase payments transferred to the separate accounts, transfers to or from a separate account investment division and benefit payments to be effected on a given date pursuant to the terms of the Contract. Such orders are effected, without sales charge, at the net asset value per share for each Portfolio determined on that same date. The Trust reserves the right to reject or limit all or part of any purchase or exchange order for any reason.

The Portfolios are available as investment options under a number of different variable insurance products, many of which do not limit the number of transfers among the available underlying funds. A large number of transfers could raise transaction costs for a Portfolio and could require the Adviser to maintain increased cash reserves, which could harm performance in rising markets.

Shares of the Portfolios are sold and redeemed at their net asset value without the imposition of any sales commission or redemption charge. Class A shares are not subject to a Rule 12b-1 fee. Class B shares are subject to a Rule 12b-1 fee of 0.25% of average daily net assets. Class E shares are subject to a Rule 12b-1 fee of 0.15% of average daily net assets (However, certain sales or other charges may apply to the Contract, as described in the Contract prospectus.)

Under certain circumstances, redemption proceeds may be paid in securities or other property rather than in cash if the Manager determines it is in the best interests of the Trust.

MARKET TIMING

The Trust's Board of Trustees has adopted certain procedures, described below, to discourage certain types of trading in Portfolio shares that may be harmful to long-term investors, specifically (i) trading that is designed to exploit pricing inefficiencies and thereby dilute the returns of long-term investors; or (ii) frequent trading by an investor that generates sufficiently volatile cash flows to be disruptive to a portfolio manager's ability to manage a Portfolio's assets ((i) or (ii), "market timing"). The Trust is not intended for investment by market timers. The Trust does not knowingly accommodate market timing in any Portfolio and, to the Trust's knowledge, there are no arrangements currently in place that are designed to permit any contract owner to engage in market timing. As discussed above, the Trust reserves the right to reject or limit all or part of any purchase or exchange order for any reason.


The Trust requires that the insurance company separate accounts that invest in the Portfolios have in place policies and procedures reasonably designed to detect and deter market timing in the separate accounts by contract owners. In addition, the Manager monitors cashflows of certain Portfolios identified as presenting pricing inefficiencies that could potentially be exploited by market timers, and, with respect to each Portfolio, conducts certain tests to help detect cash outflows or cashflow volatility that may be disruptive to a portfolio manager's ability to manage the Portfolio. If, based on such monitoring, the Manager believes (i) that a Portfolio's cash flows may reflect a pattern of market timing or (ii) that a Portfolio's cash flows may reflect frequent trading that is disruptive to the management of the Portfolio and it is appropriate given the context of the cash flow volatility (e.g., type of Portfolio, amount of assets), the Manager will refer the matter to the appropriate insurance company or companies.

Further, in accordance with Rule 22c-2 under the 1940 Act, the Trust has contracted with insurance separate accounts to enable it to request and receive information regarding transactions in the shares of the Trust's Portfolios and limit transactions that violate the Trust's policies on market timing.


If the Trust finds that any insurance company has in place inadequate policies and procedures, with respect to a particular separate account, to detect and deter market timing in Portfolio shares and there is evidence of market timing in that separate account, the Trust or any of its Portfolios may be discontinued as an investment option of that separate account. In such an event, all contract owners of such separate account would no longer be able to make new investments in the Trust or any of its Portfolios. The Trust reserves the right to modify this policy, including any procedures established from time to time to effectuate this policy, at any time without notice.

LIMITATIONS ON THE TRUST'S ABILITY TO DETECT AND DETER MARKET TIMING

The Portfolios are available as investment options under a number of different variable insurance products. Owners of these variable insurance products transfer value among sub-accounts of the insurance company separate accounts by contacting the insurance companies. The resulting purchases and redemptions of Portfolio shares are made through omnibus accounts of the insurance companies. The right of an owner of such a variable insurance product to transfer among sub-accounts is governed by a contract between the insurance company and such owner. Many of these contracts do not limit the number of transfers among the available underlying funds that a contract owner may make. The terms of these contracts, the presence of financial intermediaries (including the insurance companies) between the Trust and contract owners, the utilization of omnibus accounts by these intermediaries and other factors such as state insurance laws may limit the Trust's ability to detect and deter market timing. Multiple tiers of such financial intermediaries may further compound the Trust's difficulty in detecting and deterring such market timing activities.

RISKS ASSOCIATED WITH MARKET TIMING GENERALLY

While the Trust will try to detect and deter market timing by utilizing the procedures described above, these procedures may not be successful in identifying or deterring market timing. By realizing profits through short-term trading, contract owners that engage in market timing activities may dilute the value of shares held by long-term investors. Cashflow volatility resulting from frequent trading of Portfolio shares, especially involving large dollar amounts, may disrupt a portfolio manager's ability to manage the Portfolio's assets. Frequent trading may be disruptive if it makes it difficult for a Portfolio to implement its long-term investment strategies, for example by causing the Portfolio to maintain a higher level of its assets in cash to accommodate such frequent trading. Frequent trading may also be disruptive if it forces a Portfolio to sell portfolio securities at inopportune times to raise cash to accommodate such trading activity. In addition, frequent trading may cause a Portfolio to incur increased expenses. For example, as a result of such frequent trading, a Portfolio may be forced to liquidate investments and thereby incur increased brokerage costs and realization of taxable capital gains without attaining any investment advantage. All of these factors may adversely affect Portfolio performance.

Associated with an investment in a Portfolio that itself invests in securities that are, for example, thinly traded, traded infrequently, or relatively less liquid is the risk that the current market price for the securities may not accurately reflect current market values. A market timer may seek to engage in strategies designed to take advantage of these pricing differences ("price arbitrage") and thereby dilute the returns of long-term investors. Portfolios that may be adversely affected by price arbitrage include those Portfolios that significantly invest in small cap equity securities and in certain fixed-income securities, such as high yield bonds.

A Portfolio that invests significantly in foreign securities may be particularly susceptible to strategies designed to exploit pricing inefficiencies. This is because foreign securities are typically traded on markets that close well before the time a Portfolio calculates its net asset value (typically at 4:00 p.m. Eastern Time), which gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities. The time zone differences among international stock markets can allow a market timer engaging in certain strategies to exploit differences in Portfolio share prices that are based on closing prices of foreign securities established some time before the Portfolio calculates its own share price (a type of price arbitrage referred to as "time zone arbitrage"). As discussed more fully below, the Trust has procedures, referred to as fair value pricing, that allow the Trust to adjust closing market prices of foreign securities to reflect what is believed to be the fair value of those securities at the time a Portfolio calculates its net asset value. While there is no assurance, the

Portfolios expect that the use of fair value pricing will reduce a market timer's ability to engage in time zone arbitrage to the detriment of Portfolio shareholders.

VALUATION OF SHARES


Each Portfolio's net asset value ("NAV") per share is ordinarily determined once daily, as of the close of the regular session of business on the New York Stock Exchange (NYSE) (usually at 4:00 p.m., Eastern Time), on each day the NYSE is open. To the extent that the Portfolio's assets are traded in other markets when the NYSE is closed, the value of the Portfolio's assets may be effected on days when the Trust is not open for business. In addition, trading in some of the Portfolio's assets may not occur when the Trust is open for business.

NAV of a Portfolio share is computed by dividing the value of the net assets of the Portfolio by the total number of shares outstanding in the Portfolio. Share prices for any transaction are those next calculated after receipt of an order.


Except for money market instruments maturing in 60 days or less and foreign securities as discussed below, securities held by the Portfolios are valued at market value. If market values are not readily available, or if available market quotations are not reliable, securities are priced at their fair value as determined by the Valuation Committee of the Trust's Board of Trustees using procedures approved by the Board of Trustees. The Portfolios may use fair value pricing if the value of a security has been materially affected by events occurring before the Portfolio's calculation of NAV but after the close of the primary markets on which the security is traded. The Portfolios may also use fair value pricing if reliable market quotations are unavailable due to infrequent trading or if trading in a particular security was halted during the day and did not resume prior to the Portfolios' calculation of NAV. The use of fair value pricing has the effect of valuing a security based upon the price a Portfolio might reasonably expect to receive if it sold that security but does not guarantee that the security can be sold at the fair value price. Further, because of the inherent uncertainty of fair valuation, a fair valuation price may differ significantly from the value that would have been used had a ready market for the investment existed, and these differences could be material. With respect to any portion of a Portfolio's assets that is invested in other open-end investment companies, that portion of the Portfolio's NAV is calculated based on the NAV of that investment company. The prospectus for the other investment company explains the circumstances and effects of fair value pricing for that investment company.

Each Portfolio has retained a third party pricing service to automatically fair value each of its investments that is traded principally on a foreign exchange or market, subject to adjustment by the Trust's Valuation Committee. The Valuation Committee will regularly monitor and review the services provided by the pricing service to the Portfolios and periodically report to the Board on the pricing services' performance.

Money market instruments maturing in 60 days or less are valued on the amortized cost basis.

FINANCIAL HIGHLIGHTS


The following financial highlights tables are intended to help you understand each Portfolio's Class A, Class B and Class E shares financial performance, as applicable, for the past 5 years (or for its period of operation in the case of Portfolios that have operated for less than 5 years). Certain information reflects financial results for a single Portfolio share. Total return in each table shows how much an investment in a Portfolio would have increased (or decreased) during each period (assuming reinvestment of all dividends and distributions). This information, except for Met/AIM Capital Appreciation Portfolio, has been audited by Deloitte & Touche LLP, whose report is included in the Annual Report of each Portfolio, which are available upon request. The information for the period ended December 31, 2007, December 31, 2006, the years ended October 31, 2006 and October 31, 2005 in the case of Met/AIM Capital Appreciation Portfolio, has been audited by Deloitte & Touche LLP. For the years 2003 and 2004, other independent accountants have audited this information with respect to Met/AIM Capital Appreciation Portfolio.

                                        MET/AIM CAPITAL APPRECIATION PORTFOLIO*



                                          FOR THE
                                         YEAR ENDED  PERIOD ENDED
                                        DECEMBER 31, DECEMBER 31, FOR THE YEARS ENDED OCTOBER 31,
                                          2007(A)     2006(A)(B)  -------------------------------
CLASS A                                 ------------ ------------ 2006(A) 2005(A)  2004    2003
-----------------------------------------            -            -------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD       $10.83       $12.04    $11.11   $9.98    $9.63   $8.04
                                           ------      -------    ------  ------  ------- -------
INCOME (LOSS) FROM INVESTMENT
OPERATIONS:

NET INVESTMENT INCOME (LOSS)                 0.01      0.00(c)      0.01    0.04   (0.02)  (0.02)
NET REALIZED AND UNREALIZED GAINS            1.28         0.31      1.01    1.10     0.37    1.61
                                           ------      -------    ------  ------  ------- -------
TOTAL FROM INVESTMENT OPERATIONS             1.29         0.31      1.02    1.14     0.35    1.59
                                           ------      -------    ------  ------  ------- -------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME       (0.01)       (0.02)    (0.02)  (0.01)       --      --
DISTRIBUTIONS FROM NET REALIZED            (0.03)       (1.50)    (0.07)      --       --      --
CAPITAL GAINS                              ------      -------    ------  ------  ------- -------
TOTAL DISTRIBUTIONS                        (0.04)       (1.52)    (0.09)  (0.01)       --      --
                                           ------      -------    ------  ------  ------- -------
NET ASSET VALUE, END OF PERIOD             $12.08       $10.83    $12.04  $11.11    $9.98   $9.63
                                           ------      -------    ------  ------  ------- -------
TOTAL RETURN                               11.92%       2.52%+     9.18%  11.47%    3.63%  19.78%
                                           ------      -------    ------  ------  ------- -------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)    $210.8       $198.3      $202    $238     $234    $178
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                    0.82%      0.88%++     0.92%   0.85%  0.85%**   0.85%
NET INVESTMENT INCOME (LOSS)                0.08%      0.09%++     0.11%   0.34%  (0.18)% (0.25)%
PORTFOLIO TURNOVER RATE                     70.4%       12.4%+    113.0%   83.0%    71.0%   49.0%
(1) RATIO OF OPERATING EXPENSES TO
AVERAGE NET ASSETS BEFORE
REIMBURSEMENT BY THE MANAGER AND
BROKER REBATES:                             0.86%      0.93%++       N/A     N/A      N/A     N/A

--------------------------------------------------------------------------------

+  Non-Annualized.
++ Annualized.
N/A Not applicable.
* On May 1, 2006, the Portfolio received, through a plan of reorganization, all of the assets and assumed the liabilities of the AIM Capital
   Appreciation Portfolio, a portfolio of The Travelers Series Trust, that followed the same investment objective as the Portfolio. The information for each of the periods prior to May 1, 2006 is that of the predecessor AIM Capital Appreciation Portfolio and its predecessor fund.
** The Manager waived a portion of its management fee for the year ended
   October 31, 2004. The actual expense ratio did not change due to this waiver.
(a) Net investment income (loss) per share was calculated using average shares outstanding.
(b) Fiscal year end changed on November 1, 2006 from October 31 to December 31.
(c) Rounds to less than $0.005 per share.

  MET/AIM CAPITAL APPRECIATION PORTFOLIO



                                                                                  FOR THE PERIOD FROM
                                                                                     APRIL 28, 2007
                                                                                    (COMMENCEMENT OF
                                                                                     OPERATIONS) TO
CLASS E                                                                           DECEMBER 31, 2007(A)
------------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                                                      $11.41
                                                                                       ---------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT LOSS                                                                       (0.01)
NET REALIZED AND UNREALIZED GAINS                                                           0.49
                                                                                       ---------
TOTAL FROM INVESTMENT OPERATIONS                                                            0.48
                                                                                       ---------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                                                          --
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS                                                 --
                                                                                       ---------
TOTAL DISTRIBUTIONS                                                                           --
                                                                                       ---------
NET ASSET VALUE, END OF PERIOD                                                            $11.89
                                                                                       ---------
TOTAL RETURN                                                                              4.21%+
                                                                                       ---------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                                                    $20.8
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                                                 0.97%++
NET INVESTMENT LOSS                                                                    (0.14)%++
PORTFOLIO TURNOVER RATE                                                                   70.4%+
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS BEFORE REIMBURSEMENT BY THE
MANAGER AND BROKER REBATES:                                                              1.01%++

--------------------------------------------------------------------------------

+  Non-Annualized
++ Annualized
(a) Net investment income per share was calculated using average shares outstanding.

                                             MET/AIM SMALL CAP GROWTH PORTFOLIO



                                                         FOR THE YEARS ENDED DECEMBER 31,
                                                      ---------------------------------------
CLASS A                                               2007(A) 2006(A) 2005(A) 2004(A) 2003(A)
---------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                   $13.53  $13.66  $12.84  $12.03   $8.65
                                                      ------- ------- ------- ------- -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT LOSS                                    (0.06)  (0.08)  (0.07)  (0.09)  (0.08)
NET REALIZED AND UNREALIZED GAINS                        1.60    1.97    1.18    0.90    3.46
                                                      ------- ------- ------- ------- -------
TOTAL FROM INVESTMENT OPERATIONS                         1.54    1.89    1.11    0.81    3.38
                                                      ------- ------- ------- ------- -------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                       --      --      --      --      --
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS          (0.21)  (2.02)  (0.29)      --      --
                                                      ------- ------- ------- ------- -------
TOTAL DISTRIBUTIONS                                    (0.21)  (2.02)  (0.29)      --      --
                                                      ------- ------- ------- ------- -------
NET ASSET VALUE, END OF PERIOD                         $14.86  $13.53  $13.66  $12.84  $12.03
                                                      ------- ------- ------- ------- -------
TOTAL RETURN                                           11.40%  13.91%   8.59%   6.73%  39.08%
                                                      ------- ------- ------- ------- -------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                $587.1  $329.3  $215.4   $92.5    $6.2
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES**                                              0.92%   0.97%   0.99%   1.03%   1.04%
NET INVESTMENT LOSS                                   (0.42)% (0.58)% (0.53)% (0.74)% (0.78)%
PORTFOLIO TURNOVER RATE                                 33.6%   56.4%   74.8%   94.9%   29.8%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                0.92%   0.98%  0.96%*  1.02%*   1.16%

--------------------------------------------------------------------------------

* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
** Prior to 05/01/2003, broker rebates were excluded from the calculation of the expense limitation.
(a) Net investment loss per share was calculated using average shares outstanding.

  MET/AIM SMALL CAP GROWTH PORTFOLIO



                                                         FOR THE YEARS ENDED DECEMBER 31,
                                                      ---------------------------------------
CLASS B                                               2007(A) 2006(A) 2005(A) 2004(A) 2003(A)
---------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                   $13.39  $13.51  $12.74  $11.97   $8.62
                                                      ------- ------- ------- ------- -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT LOSS                                    (0.10)  (0.11)  (0.10)  (0.12)  (0.11)
NET REALIZED AND UNREALIZED GAINS                        1.58    2.01    1.16    0.89    3.46
                                                      ------- ------- ------- ------- -------
TOTAL FROM INVESTMENT OPERATIONS                         1.48    1.90    1.06    0.77    3.35
                                                      ------- ------- ------- ------- -------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                       --      --      --      --      --
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS          (0.21)  (2.02)  (0.29)      --      --
                                                      ------- ------- ------- ------- -------
TOTAL DISTRIBUTIONS                                    (0.21)  (2.02)  (0.29)      --      --
                                                      ------- ------- ------- ------- -------
NET ASSET VALUE, END OF PERIOD                         $14.66  $13.39  $13.51  $12.74  $11.97
                                                      ------- ------- ------- ------- -------
TOTAL RETURN                                           11.07%  14.18%   8.27%   6.43%  38.86%
                                                      ------- ------- ------- ------- -------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                $292.0  $299.7  $297.1  $309.7  $206.3
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES**                                              1.16%   1.21%   1.25%   1.29%   1.30%
NET INVESTMENT LOSS                                   (0.69)% (0.83)% (0.80)% (1.03)% (1.04)%
PORTFOLIO TURNOVER RATE                                 33.6%   56.4%   74.8%   94.9%   29.8%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                1.17%   1.23%  1.20%*  1.23%*   1.36%

--------------------------------------------------------------------------------

* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
** Prior to 05/01/2003, broker rebates were excluded from the calculation of the expense limitation.
(a) Net investment loss per share was calculated using average shares outstanding.

                                             MET/AIM SMALL CAP GROWTH PORTFOLIO



                                                         FOR THE YEARS ENDED DECEMBER 31,
                                                      ---------------------------------------
CLASS E                                               2007(A) 2006(A) 2005(A) 2004(A) 2003(A)
---------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                   $13.50  $13.60  $12.80  $12.01   $8.64
                                                      ------- ------- ------- ------- -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT LOSS                                    (0.09)  (0.10)  (0.09)  (0.11)  (0.10)
NET REALIZED AND UNREALIZED GAINS                        1.60    2.02    1.18    0.90    3.47
                                                      ------- ------- ------- ------- -------
TOTAL FROM INVESTMENT OPERATIONS                         1.51    1.92    1.09    0.79    3.37
                                                      ------- ------- ------- ------- -------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                       --      --      --      --      --
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS          (0.21)  (2.02)  (0.29)      --      --
                                                      ------- ------- ------- ------- -------
TOTAL DISTRIBUTIONS                                    (0.21)  (2.02)  (0.29)      --      --
                                                      ------- ------- ------- ------- -------
NET ASSET VALUE, END OF PERIOD                         $14.80  $13.50  $13.60  $12.80  $12.01
                                                      ------- ------- ------- ------- -------
TOTAL RETURN                                           11.20%  14.25%   8.46%   6.58%  39.00%
                                                      ------- ------- ------- ------- -------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                 $17.9   $15.4   $13.4   $12.4    $8.6
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES**                                              1.07%   1.11%   1.15%   1.18%   1.20%
NET INVESTMENT LOSS                                   (0.58)% (0.73)% (0.70)% (0.93)% (0.94)%
PORTFOLIO TURNOVER RATE                                 33.6%   56.4%   74.8%   94.9%   29.8%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                1.07%   1.13%  1.11%*  1.13%*   1.25%

--------------------------------------------------------------------------------

* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
** Prior to 05/01/2003, broker rebates were excluded from the calculation of the expense limitation.
(a) Net investment loss per share was calculated using average shares outstanding.

  CLARION GLOBAL REAL ESTATE PORTFOLIO#
(FORMERLY NEUBERGER BERMAN REAL ESTATE PORTFOLIO)



                                                                               FOR THE PERIOD FROM
                                                                                   MAY 1, 2004
                                                        FOR THE YEARS ENDED      (COMMENCEMENT OF
                                                            DECEMBER 31,          OPERATIONS) TO
                                                      ------------------------ DECEMBER 31, 2004(A)
CLASS A                                               2007(A)  2006(A) 2005(A) --------------------
-------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                    $18.13 $14.15  $12.47          $10.00
                                                      -------- ------  ------        --------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                     0.22   0.28    0.30            0.55
NET REALIZED AND UNREALIZED GAINS (LOSSES)              (2.59)   4.81    1.40            2.42
                                                      -------- ------  ------        --------
TOTAL FROM INVESTMENT OPERATIONS                        (2.37)   5.09    1.70            2.97
                                                      -------- ------  ------        --------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                    (0.19) (0.19)      --          (0.22)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS           (1.49) (0.92)  (0.02)          (0.28)
                                                      -------- ------  ------        --------
TOTAL DISTRIBUTIONS                                     (1.68) (1.11)  (0.02)          (0.50)
                                                      -------- ------  ------        --------
NET ASSET VALUE, END OF PERIOD                          $14.08 $18.13  $14.15          $12.47
                                                      -------- ------  ------        --------
TOTAL RETURN                                          (14.79)% 37.90%  13.61%        29.73%++
                                                      -------- ------  ------        --------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                 $711.9 $627.5  $204.1           $77.1
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                 0.62%  0.66%   0.69%          0.84%+
NET INVESTMENT INCOME                                    1.35%  1.74%   2.27%          6.76%+
PORTFOLIO TURNOVER RATE                                 110.0%  73.0%   13.5%         52.3%++
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                 0.65%  0.70%   0.70%          0.84%+

--------------------------------------------------------------------------------

# Effective April 28, 2008, the Portfolio changed its name to Clarion Global Real Estate Portfolio and ING Clarion Real Estate Securities L.P. became the Portfolio's Adviser.
+  Annualized
++ Non-annualized
(a) Net Investment income per share was calculated using average shares outstanding.

                                          CLARION GLOBAL REAL ESTATE PORTFOLIO#
                              (FORMERLY NEUBERGER BERMAN REAL ESTATE PORTFOLIO)



                                                                               FOR THE PERIOD FROM
                                                                                   MAY 1, 2004
                                                        FOR THE YEARS ENDED      (COMMENCEMENT OF
                                                            DECEMBER 31,          OPERATIONS) TO
                                                      ------------------------ DECEMBER 31, 2004(A)
CLASS B                                               2007(A)  2006(A) 2005(A) --------------------
-------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                    $18.06 $14.11  $12.47          $10.00
                                                      -------- ------  ------        --------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                     0.21   0.23    0.26            0.26
NET REALIZED AND UNREALIZED GAINS (LOSSES)              (2.62)   4.81    1.40            2.69
                                                      -------- ------  ------        --------
TOTAL FROM INVESTMENT OPERATIONS                        (2.41)   5.04    1.66            2.95
                                                      -------- ------  ------        --------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                    (0.15) (0.17)      --          (0.20)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS           (1.49) (0.92)  (0.02)          (0.28)
                                                      -------- ------  ------        --------
TOTAL DISTRIBUTIONS                                     (1.64) (1.09)  (0.02)          (0.48)
                                                      -------- ------  ------        --------
NET ASSET VALUE, END OF PERIOD                          $14.01 $18.06  $14.11          $12.47
                                                      -------- ------  ------        --------
TOTAL RETURN                                          (15.01)% 37.58%  13.29%        29.55%++
                                                      -------- ------  ------        --------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                 $484.8 $623.4  $316.4          $167.2
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                 0.87%  0.92%   0.94%          0.98%+
NET INVESTMENT INCOME                                    1.30%  1.43%   2.00%          3.45%+
PORTFOLIO TURNOVER RATE                                 110.0%  73.0%   13.5%         52.3%++
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                 0.90%  0.95%   0.95%          0.98%+

--------------------------------------------------------------------------------

# Effective April 28, 2008, the Portfolio changed its name to Clarion Global Real Estate Portfolio and ING Clarion Real Estate Securities L.P. became the Portfolio's Adviser.
+  Annualized
++ Non-annualized
(a) Net Investment income per share was calculated using average shares outstanding.

  CLARION GLOBAL REAL ESTATE PORTFOLIO#
(FORMERLY NEUBERGER BERMAN REAL ESTATE PORTFOLIO)



                                                                                       FOR THE PERIOD FROM
                                                                                           MAY 1, 2004
                                                                                         (COMMENCEMENT OF
                                                      FOR THE YEARS ENDED DECEMBER 31,    OPERATIONS) TO
                                                      -------------------------------- DECEMBER 31, 2004(A)
CLASS E                                               2007(A)     2006(A)    2005(A)   --------------------
---------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                    $18.08    $14.13     $12.47            $10.00
                                                       --------   ------     ------          --------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                     0.26      0.25       0.28              0.33
NET REALIZED AND UNREALIZED GAINS (LOSSES)              (2.64)      4.80       1.40              2.64
                                                       --------   ------     ------          --------
TOTAL FROM INVESTMENT OPERATIONS                        (2.38)      5.05       1.68              2.97
                                                       --------   ------     ------          --------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                    (0.17)    (0.18)         --            (0.22)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS           (1.49)    (0.92)     (0.02)            (0.28)
                                                       --------   ------     ------          --------
TOTAL DISTRIBUTIONS                                     (1.66)    (1.10)     (0.02)            (0.50)
                                                       --------   ------     ------          --------
NET ASSET VALUE, END OF PERIOD                          $14.04    $18.08     $14.13            $12.47
                                                       --------   ------     ------          --------
TOTAL RETURN                                          (14.86)%    37.62%     13.45%          29.69%++
                                                       --------   ------     ------          --------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                  $72.7    $119.2      $51.3             $20.9
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                 0.76%     0.82%      0.84%            0.91%+
NET INVESTMENT INCOME                                    1.54%     1.55%      2.14%            4.19%+
PORTFOLIO TURNOVER RATE                                 110.0%     73.0%      13.5%           52.3%++
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                 0.80%     0.85%      0.84%            0.91%+

--------------------------------------------------------------------------------

# Effective April 28, 2008, the Portfolio changed its name to Clarion Global Real Estate Portfolio and ING Clarion Real Estate Securities L.P. became the Portfolio's Adviser.
+  Annualized
++ Non-annualized
(a) Net Investment income per share was calculated using average shares outstanding.

                                                       LAZARD MID CAP PORTFOLIO



                                                         FOR THE YEARS ENDED DECEMBER 31,
                                                      ---------------------------------------
CLASS A                                               2007(A) 2006(A) 2005(A) 2004(A) 2003(A)
---------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                   $13.74 $13.65  $14.13  $12.33   $9.85
                                                      ------- ------  ------  ------  ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                    0.13   0.10    0.04    0.08    0.01
NET REALIZED AND UNREALIZED GAINS (LOSSES)             (0.33)   1.75    1.16    1.72    2.58
                                                      ------- ------  ------  ------  ------
TOTAL FROM INVESTMENT OPERATIONS                       (0.20)   1.85    1.20    1.80    2.59
                                                      ------- ------  ------  ------  ------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                   (0.09) (0.08)  (0.06)      --  (0.01)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS          (1.28) (1.68)  (1.62)      --  (0.10)
                                                      ------- ------  ------  ------  ------
TOTAL DISTRIBUTIONS                                    (1.37) (1.76)  (1.68)      --  (0.11)
                                                      ------- ------  ------  ------  ------
NET ASSET VALUE, END OF PERIOD                         $12.17 $13.74  $13.65  $14.13  $12.33
                                                      ------- ------  ------  ------  ------
TOTAL RETURN                                          (2.47)% 14.87%   8.40%  14.60%  26.42%
                                                      ------- ------  ------  ------  ------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                $550.8 $312.2   $89.0   $58.8    $4.5
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES**                                              0.75%  0.77%   0.79%   0.85%   0.93%
NET INVESTMENT INCOME                                   0.96%  0.76%   0.63%   0.59%   0.10%
PORTFOLIO TURNOVER RATE                                 89.9%  65.4%  170.0%   90.7%   36.2%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                0.76%  0.80%   0.82%  0.83%*  0.96%*
RATIO OF EXPENSES TO AVERAGE NET ASSETS AFTER BROKER
REBATES:**                                                N/A    N/A     N/A     N/A   0.92%

--------------------------------------------------------------------------------

* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
** Prior to 05/01/2003, broker rebates were excluded from the calculation of the expense limitation.
N/A Not applicable
(a) Net investment income per share was calculated using average shares outstanding.

  LAZARD MID CAP PORTFOLIO



                                                          FOR THE YEARS ENDED DECEMBER 31,
                                                      -----------------------------------------
CLASS B                                               2007(A) 2006(A) 2005(A) 2004(A)  2003(A)
-----------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                   $13.65 $13.57  $14.05  $12.29      $9.83
                                                      ------- ------  ------  ------  ---------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME (LOSS)                             0.09   0.06    0.05    0.02     (0.01)
NET REALIZED AND UNREALIZED GAINS (LOSSES)             (0.31)   1.74    1.10    1.74       2.57
                                                      ------- ------  ------  ------  ---------
TOTAL FROM INVESTMENT OPERATIONS                       (0.22)   1.80    1.15    1.76       2.56
                                                      ------- ------  ------  ------  ---------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                   (0.05) (0.04)  (0.01)      --  (0.00)(b)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS          (1.28) (1.68)  (1.62)      --     (0.10)
                                                      ------- ------  ------  ------  ---------
TOTAL DISTRIBUTIONS                                    (1.33) (1.72)  (1.63)      --     (0.10)
                                                      ------- ------  ------  ------  ---------
NET ASSET VALUE, END OF PERIOD                         $12.10 $13.65  $13.57  $14.05     $12.29
                                                      ------- ------  ------  ------  ---------
TOTAL RETURN                                          (2.71)% 14.67%   8.06%  14.32%     26.03%
                                                      ------- ------  ------  ------  ---------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                $243.6 $216.8  $200.4  $211.0     $211.8
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES**                                              0.99%  1.02%   1.03%   1.08%      1.19%
NET INVESTMENT INCOME (LOSS)                            0.67%  0.48%   0.38%   0.16%    (0.08)%
PORTFOLIO TURNOVER RATE                                 89.9%  65.4%  170.0%   90.7%      36.2%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                1.00%  1.05%   1.07%  1.03%*     1.15%*
RATIO OF EXPENSES TO AVERAGE NET ASSETS AFTER BROKER
REBATES:**                                                N/A    N/A     N/A     N/A      1.19%

--------------------------------------------------------------------------------

* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
** Prior to 05/01/2003, broker rebates were excluded from the calculation of the expense limitation.
N/A Not applicable
(a) Net investment income (loss) per share was calculated using average shares outstanding.
(b) Rounds to less than $0.005 per share.

                                                       LAZARD MID CAP PORTFOLIO



                                                          FOR THE YEARS ENDED DECEMBER 31,
                                                      -----------------------------------------
CLASS E                                               2007(A) 2006(A) 2005(A) 2004(A)  2003(A)
-----------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                   $13.69 $13.61  $14.10  $12.32      $9.84
                                                      ------- ------  ------  ------  ---------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                    0.10   0.08    0.07    0.04    0.00(b)
NET REALIZED AND UNREALIZED GAINS (LOSSES)             (0.31)   1.74    1.10    1.74       2.58
                                                      ------- ------  ------  ------  ---------
TOTAL FROM INVESTMENT OPERATIONS                       (0.21)   1.82    1.17    1.78       2.58
                                                      ------- ------  ------  ------  ---------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                   (0.07) (0.06)  (0.04)      --  (0.00)(b)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS          (1.28) (1.68)  (1.62)      --     (0.10)
                                                      ------- ------  ------  ------  ---------
TOTAL DISTRIBUTIONS                                    (1.35) (1.74)  (1.66)      --     (0.10)
                                                      ------- ------  ------  ------  ---------
NET ASSET VALUE, END OF PERIOD                         $12.13 $13.69  $13.61  $14.10     $12.32
                                                      ------- ------  ------  ------  ---------
TOTAL RETURN                                          (2.64)% 14.74%   8.23%  14.45%     26.35%
                                                      ------- ------  ------  ------  ---------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                 $38.2  $36.0   $32.6   $30.5      $19.8
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES**                                              0.89%  0.93%   0.93%   0.98%      1.09%
NET INVESTMENT INCOME                                   0.76%  0.58%   0.49%   0.29%      0.02%
PORTFOLIO TURNOVER RATE                                 89.9%  65.4%  170.0%   90.7%      36.2%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                0.90%  0.95%   0.97%  0.94%*     1.07%*
RATIO OF EXPENSES TO AVERAGE NET ASSETS AFTER BROKER
REBATES:**                                                N/A    N/A     N/A     N/A      1.08%

--------------------------------------------------------------------------------

* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
** Prior to 05/01/2003, broker rebates were excluded from the calculation of the expense limitation.
N/A Not applicable.
(a) Net investment income per share was calculated using average shares outstanding.
(b) Rounds to less than $0.005 per share.

  LEGG MASON PARTNERS AGGRESSIVE GROWTH PORTFOLIO



                                                          FOR THE YEARS ENDED DECEMBER 31,
                                                      ----------------------------------------
CLASS A                                               2007(A) 2006(A) 2005(A)  2004(A) 2003(A)
----------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                   $8.09    $8.70    $7.65  $7.03    $5.37
                                                      ------  ------- -------- ------  -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME (LOSS)                            0.01     0.03  0.00(b)   0.01   (0.01)
NET REALIZED AND UNREALIZED GAINS (LOSSES)              0.22   (0.14)     1.06   0.61     1.67
                                                      ------  ------- -------- ------  -------
TOTAL FROM INVESTMENT OPERATIONS                        0.23   (0.11)     1.06   0.62     1.66
                                                      ------  ------- -------- ------  -------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                  (0.02)       --       --     --       --
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS         (0.76)   (0.50)   (0.01)     --       --
                                                      ------  ------- -------- ------  -------
TOTAL DISTRIBUTIONS                                   (0.78)   (0.50)   (0.01)     --       --
                                                      ------  ------- -------- ------  -------
NET ASSET VALUE, END OF PERIOD                         $7.54    $8.09    $8.70  $7.65    $7.03
                                                      ------  ------- -------- ------  -------
TOTAL RETURN                                           2.60%  (1.60)%   13.84%  8.82%   30.91%
                                                      ------  ------- -------- ------  -------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)               $874.6   $607.7   $500.4 $250.8    $19.9
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES**                                             0.67%    0.73%    0.72%  0.90%    0.89%
NET INVESTMENT INCOME (LOSS)                           0.07%    0.33% 0.00%(b)  0.15%  (0.09)%
PORTFOLIO TURNOVER RATE                                 0.7%   190.3%   121.0% 104.7%    91.5%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
RATES:                                                 0.67%    0.75%   0.72%* 0.85%*   0.90%*
RATIO OF EXPENSES TO AVERAGE NET ASSETS AFTER BROKER
REBATES:**                                             0.67%    0.73%      N/A    N/A    0.89%

--------------------------------------------------------------------------------

* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
** Prior to 05/01/2003, broker rebates were excluded from the calculation of the expense limitation.
N/A Not applicable
(a) Net investment income (loss) per share was calculated using average shares outstanding.
(b) Rounds to less than $0.005 per share.

                                LEGG MASON PARTNERS AGGRESSIVE GROWTH PORTFOLIO



                                                         FOR THE YEARS ENDED DECEMBER 31,
                                                      ---------------------------------------
CLASS B                                               2007(A) 2006(A) 2005(A) 2004(A) 2003(A)
---------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                    $7.98   $8.60   $7.58   $6.99   $5.34
                                                      ------- ------- ------- ------- -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME (LOSS)                           (0.01)    0.01  (0.02)  (0.01)  (0.02)
NET REALIZED AND UNREALIZED GAINS (LOSSES)               0.21  (0.13)    1.05    0.60    1.67
                                                      ------- ------- ------- ------- -------
TOTAL FROM INVESTMENT OPERATIONS                         0.20  (0.12)    1.03    0.59    1.65
                                                      ------- ------- ------- ------- -------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                       --      --      --      --      --
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS          (0.76)  (0.50)  (0.01)      --      --
                                                      ------- ------- ------- ------- -------
TOTAL DISTRIBUTIONS                                    (0.76)  (0.50)  (0.01)      --      --
                                                      ------- ------- ------- ------- -------
NET ASSET VALUE, END OF PERIOD                          $7.42   $7.98   $8.60   $7.58   $6.99
                                                      ------- ------- ------- ------- -------
TOTAL RETURN                                            2.27% (1.74)%  13.58%   8.44%  30.90%
                                                      ------- ------- ------- ------- -------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                $222.3  $254.0  $277.8  $339.5  $252.6
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES**                                              0.92%   0.98%   0.97%   1.15%   1.14%
NET INVESTMENT INCOME (LOSS)                          (0.18)%   0.10% (0.25)% (0.11)% (0.37)%
PORTFOLIO TURNOVER RATE                                  0.7%  190.3%  121.0%  104.7%   91.5%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                0.92%   1.00%  0.97%*  1.08%*  1.18%*
RATIO OF EXPENSES TO AVERAGE NET ASSETS AFTER BROKER
REBATES:**                                              0.92%   0.98%     N/A     N/A   1.13%

--------------------------------------------------------------------------------

* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
** Prior to 05/01/2003, broker rebates were excluded from the calculation of the expense limitation.
N/A Not applicable
(a) Net investment income (loss) per share was calculated using average shares outstanding.

  LEGG MASON PARTNERS AGGRESSIVE GROWTH PORTFOLIO



                                                                             FOR THE PERIOD FROM
                                                                                APRIL 17, 2003
                                                                               (COMMENCEMENT OF
                                           FOR THE YEARS ENDED DECEMBER 31,     OPERATIONS) TO
                                           --------------------------------- DECEMBER 31, 2003(A)
CLASS E                                     2007(A)  2006(A) 2005(A) 2004(A) --------------------
-----------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD           $8.01   $8.62   $7.59   $6.99          $5.65
                                           --------- ------- ------- -------      ---------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME (LOSS)                  (0.01)    0.02  (0.01) 0.00(b)         (0.01)
NET REALIZED AND UNREALIZED GAINS (LOSSES)      0.21  (0.13)    1.05    0.60           1.35
                                           --------- ------- ------- -------      ---------
TOTAL FROM INVESTMENT OPERATIONS                0.20  (0.11)    1.04    0.60           1.34
                                           --------- ------- ------- -------      ---------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME       (0.00)(b)      --      --      --             --
DISTRIBUTIONS FROM NET REALIZED CAPITAL       (0.76)  (0.50)  (0.01)      --             --
GAINS                                      --------- ------- ------- -------      ---------
TOTAL DISTRIBUTIONS                           (0.76)  (0.50)  (0.01)      --             --
                                           --------- ------- ------- -------      ---------
NET ASSET VALUE, END OF PERIOD                 $7.45   $8.01   $8.62   $7.59          $6.99
                                           --------- ------- ------- -------      ---------
TOTAL RETURN                                   2.32% (1.61)%  13.69%   8.58%        23.72%+
                                           --------- ------- ------- -------      ---------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)         $4.6    $5.9    $6.4    $5.5           $4.1
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES**                                     0.82%   0.88%   0.87%   1.05%        1.10%++
NET INVESTMENT INCOME (LOSS)                 (0.08)%   0.20% (0.15)% (0.05)%      (0.26)%++
PORTFOLIO TURNOVER RATE                         0.7%  190.3%  121.0%  104.7%         91.5%+
(1) RATIO OF OPERATING EXPENSES TO AVERAGE
NET ASSETS BEFORE REIMBURSEMENT BY THE
MANAGER AND BROKER REBATES:                    0.82%   0.90%  0.87%*  0.98%*       1.04%++*
RATIO OF EXPENSES TO AVERAGE NET ASSETS
AFTER BROKER REBATES:**                        0.82%   0.88%     N/A     N/A        1.05%++

--------------------------------------------------------------------------------

+  Non-annualized
++ Annualized
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
** Prior to 05/01/2003, broker rebates were excluded from the calculation of the expense limitation.
N/A Not applicable
(a) Net investment income (loss) per share was calculated using average shares outstanding.
(b) Rounds to less than $0.005 per share.

                                              LEGG MASON VALUE EQUITY PORTFOLIO



                                                                                 FOR THE PERIOD FROM
                                                                                   NOVEMBER 1, 2005
                                                             FOR THE YEARS ENDED   (COMMENCEMENT OF
                                                               DECEMBER 31,         OPERATIONS) TO
                                                             ------------------- DECEMBER 31, 2005(A)
CLASS A                                                       2007(A)   2006(A)  --------------------
---------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                            $11.15  $10.65          $10.00
                                                             ---------  ------         -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                             0.03    0.03         0.00(b)
NET REALIZED AND UNREALIZED GAINS (LOSSES)                      (0.67)    0.70            0.65
                                                             ---------  ------         -------
TOTAL FROM INVESTMENT OPERATIONS                                (0.64)    0.73            0.65
                                                             ---------  ------         -------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                         (0.00)(b)  (0.02)              --
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS                   (0.01)  (0.21)              --
                                                             ---------  ------         -------
TOTAL DISTRIBUTIONS                                             (0.01)  (0.23)              --
                                                             ---------  ------         -------
NET ASSET VALUE, END OF PERIOD                                  $10.50  $11.15          $10.65
                                                             ---------  ------         -------
TOTAL RETURN                                                   (5.72)%   6.83%          6.50%+
                                                             ---------  ------         -------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                       $1,403.6  $972.7            $3.2
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                         0.66%   0.72%         0.80%++
NET INVESTMENT INCOME                                            0.30%   0.26%         0.08%++
PORTFOLIO TURNOVER RATE                                          27.5%   38.7%           9.1%+
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS BEFORE
REIMBURSEMENT BY THE MANAGER AND BROKER REBATES:                 0.67%  0.74%*         8.27%++

--------------------------------------------------------------------------------

* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
+  Non-annualized
++ Annualized
(a) Net investment income per share was calculated using average shares outstanding.
(b) Rounds to less than $0.005 per share.

  LEGG MASON VALUE EQUITY PORTFOLIO



                                                                                 FOR THE PERIOD FROM
                                                                                   NOVEMBER 1, 2005
                                                             FOR THE YEARS ENDED   (COMMENCEMENT OF
                                                               DECEMBER 31,         OPERATIONS) TO
                                                             ------------------- DECEMBER 31, 2005(A)
CLASS B                                                       2007(A)   2006(A)  --------------------
---------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                            $11.14   $10.65          $10.00
                                                             ---------  -------       ---------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME (LOSS)                                   0.00(b)   (0.01)          (0.01)
NET REALIZED AND UNREALIZED GAINS (LOSSES)                      (0.66)     0.71            0.66
                                                             ---------  -------       ---------
TOTAL FROM INVESTMENT OPERATIONS                                (0.66)     0.70            0.65
                                                             ---------  -------       ---------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                         (0.00)(b)       --              --
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS                   (0.01)   (0.21)              --
                                                             ---------  -------       ---------
TOTAL DISTRIBUTIONS                                             (0.01)   (0.21)              --
                                                             ---------  -------       ---------
NET ASSET VALUE, END OF PERIOD                                  $10.47   $11.14          $10.65
                                                             ---------  -------       ---------
TOTAL RETURN                                                   (5.91)%    6.58%          6.50%+
                                                             ---------  -------       ---------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                         $121.1   $113.5            $4.9
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                         0.91%    1.05%         1.05%++
NET INVESTMENT INCOME (LOSS)                                     0.03%  (0.09)%       (0.36)%++
PORTFOLIO TURNOVER RATE                                          27.5%    38.7%           9.1%+
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS BEFORE
REIMBURSEMENT BY THE MANAGER AND BROKER REBATES:                 0.92%   1.06%*         4.54%++

--------------------------------------------------------------------------------

* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
+  Non-annualized
++ Annualized
(a) Net investment loss per share was calculated using average shares outstanding.
(b) Rounds to less than $0.005 per share.

                                              LEGG MASON VALUE EQUITY PORTFOLIO



                                                                                     FOR THE PERIOD
                                                                                      MAY 1, 2006
                                                                                    (COMMENCEMENT OF
                                                              FOR THE YEAR ENDED     OPERATIONS) TO
CLASS E                                                      DECEMBER 31, 2007(A) DECEMBER 31, 2006(A)
------------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                                 $11.15               $10.55
                                                                  ---------             --------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                                  0.01                 0.01
NET REALIZED AND UNREALIZED GAINS (LOSSES)                           (0.66)                 0.81
                                                                  ---------             --------
TOTAL FROM INVESTMENT OPERATIONS                                     (0.65)                 0.82
                                                                  ---------             --------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                              (0.00)(b)               (0.01)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS                        (0.01)               (0.21)
                                                                  ---------             --------
TOTAL DISTRIBUTIONS                                                  (0.01)               (0.22)
                                                                  ---------             --------
NET ASSET VALUE, END OF PERIOD                                       $10.49               $11.15
                                                                  ---------             --------
TOTAL RETURN                                                        (5.81)%               7.74%+
                                                                  ---------             --------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                               $20.6                $24.0
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                              0.80%              0.86%++
NET INVESTMENT INCOME                                                 0.13%              0.12%++
PORTFOLIO TURNOVER RATE                                               27.5%               38.7%+
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS BEFORE
REIMBURSEMENT BY THE MANAGER AND BROKER REBATES:                      0.82%             0.87%++*

--------------------------------------------------------------------------------

* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
+  Non-annualized
++ Annualized
(a) Net investment income per share was calculated using average shares outstanding.
(b) Rounds to less than $0.005 per share.

  LORD ABBETT BOND DEBENTURE PORTFOLIO



                                                          FOR THE YEARS ENDED DECEMBER 31,
                                                      -----------------------------------------
CLASS A                                               2007(A)  2006(A)  2005(A) 2004(A) 2003(A)
-----------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                    $12.51   $12.28 $12.63  $12.04  $10.24
                                                      -------- -------- ------  ------  ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                     0.77     0.71   0.75    0.70    0.73
NET REALIZED AND UNREALIZED GAINS (LOSSES)                0.07     0.39 (0.52)    0.31    1.27
                                                      -------- -------- ------  ------  ------
TOTAL FROM INVESTMENT OPERATIONS                          0.84     1.10   0.23    1.01    2.00
                                                      -------- -------- ------  ------  ------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                    (0.70)   (0.87) (0.58)  (0.42)  (0.20)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS           (0.02)       --     --      --      --
                                                      -------- -------- ------  ------  ------
TOTAL DISTRIBUTIONS                                     (0.72)   (0.87) (0.58)  (0.42)  (0.20)
                                                      -------- -------- ------  ------  ------
NET ASSET VALUE, END OF PERIOD                          $12.63   $12.51 $12.28  $12.63  $12.04
                                                      -------- -------- ------  ------  ------
TOTAL RETURN                                             6.85%    9.35%  1.81%   8.43%  19.52%
                                                      -------- -------- ------  ------  ------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)               $1,228.9 $1,059.0 $856.4  $520.3  $234.6
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES**                                               0.53%    0.56%  0.56%   0.63%   0.70%
NET INVESTMENT INCOME                                    6.11%    5.85%  5.92%   5.65%   6.52%
PORTFOLIO TURNOVER RATE                                  36.0%    36.7%  42.1%   39.8%   36.9%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY MANAGER AND BROKER REBATES:     0.54%*      N/A    N/A     N/A  0.67%*

--------------------------------------------------------------------------------

* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
** Prior to 05/01/2003, broker rebates were excluded from the calculation of the expense limitation.
N/A Not applicable
(a) Net investment income per share was calculated using average shares outstanding.

                                           LORD ABBETT BOND DEBENTURE PORTFOLIO



                                                         FOR THE YEARS ENDED DECEMBER 31,
                                                      ---------------------------------------
CLASS B                                               2007(A) 2006(A) 2005(A) 2004(A) 2003(A)
---------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                  $12.43  $12.19  $12.54  $11.97  $10.21
                                                      ------  ------  ------  ------  ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                   0.73    0.67    0.71    0.69    0.69
NET REALIZED AND UNREALIZED GAINS (LOSSES)              0.07    0.40  (0.52)    0.29    1.46
                                                      ------  ------  ------  ------  ------
TOTAL FROM INVESTMENT OPERATIONS                        0.80    1.07    0.19    0.98    2.15
                                                      ------  ------  ------  ------  ------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                  (0.67)  (0.83)  (0.54)  (0.41)  (0.20)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS         (0.02)      --      --      --  (0.19)
                                                      ------  ------  ------  ------  ------
TOTAL DISTRIBUTIONS                                   (0.69)  (0.83)  (0.54)  (0.41)  (0.39)
                                                      ------  ------  ------  ------  ------
NET ASSET VALUE, END OF PERIOD                        $12.54  $12.43  $12.19  $12.54  $11.97
                                                      ------  ------  ------  ------  ------
TOTAL RETURN                                           6.55%   9.15%   1.49%   8.17%  19.15%
                                                      ------  ------  ------  ------  ------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)               $800.6  $765.9  $704.5  $776.0  $758.2
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES**                                             0.78%   0.81%   0.81%   0.88%   0.96%
NET INVESTMENT INCOME                                  5.85%   5.59%   5.65%   5.61%   6.11%
PORTFOLIO TURNOVER RATE                                36.0%   36.7%   42.1%   39.8%   36.9%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                              0.78%*     N/A     N/A     N/A  0.91%*

--------------------------------------------------------------------------------

* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
** Prior to 05/01/2003, broker rebates were excluded from the calculation of the expense limitation.
N/A Not applicable
(a) Net investment income per share was calculated using average shares outstanding.

  LORD ABBETT BOND DEBENTURE PORTFOLIO



                                                         FOR THE YEARS ENDED DECEMBER 31,
                                                      ---------------------------------------
CLASS E                                               2007(A) 2006(A) 2005(A) 2004(A) 2003(A)
---------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                  $12.44  $12.21  $12.57  $12.00  $10.22
                                                      ------  ------  ------  ------  ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                   0.74    0.69    0.72    0.70    0.70
NET REALIZED AND UNREALIZED GAINS (LOSSES)              0.08    0.38  (0.52)    0.29    1.28
                                                      ------  ------  ------  ------  ------
TOTAL FROM INVESTMENT OPERATIONS                        0.82    1.07    0.20    0.99    1.98
                                                      ------  ------  ------  ------  ------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                  (0.68)  (0.84)  (0.56)  (0.42)  (0.20)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS         (0.02)      --      --      --      --
                                                      ------  ------  ------  ------  ------
TOTAL DISTRIBUTIONS                                   (0.70)  (0.84)  (0.56)  (0.42)  (0.20)
                                                      ------  ------  ------  ------  ------
NET ASSET VALUE, END OF PERIOD                        $12.56  $12.44  $12.21  $12.57  $12.00
                                                      ------  ------  ------  ------  ------
TOTAL RETURN                                           6.73%   9.18%   1.60%   8.24%  19.35%
                                                      ------  ------  ------  ------  ------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                $37.8   $37.1   $35.1   $35.2   $22.8
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES**                                             0.68%   0.71%   0.71%   0.78%   0.86%
NET INVESTMENT INCOME                                  5.95%   5.69%   5.76%   5.67%   6.10%
PORTFOLIO TURNOVER RATE                                36.0%   36.7%   42.1%   39.8%   36.9%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                              0.68%*     N/A     N/A     N/A  0.81%*

--------------------------------------------------------------------------------

* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
** Prior to 05/01/2003, broker rebates were excluded from the calculation of the expense limitation.
N/A Not applicable.
(a) Net investment income per share was calculated using average shares outstanding.

                                        LORD ABBETT GROWTH AND INCOME PORTFOLIO



                                                            FOR THE YEARS ENDED DECEMBER 31,
                                                      --------------------------------------------
CLASS A                                               2007(A)  2006(A)  2005(A)  2004(A)  2003(A)
--------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                    $29.36   $27.59   $27.44   $24.41   $18.86
                                                      -------- -------- -------- -------- --------
INCOME FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                     0.45     0.46     0.40     0.33     0.23
NET REALIZED AND UNREALIZED GAINS                         0.73     4.22     0.61     2.82     5.56
                                                      -------- -------- -------- -------- --------
TOTAL FROM INVESTMENT OPERATIONS                          1.18     4.68     1.01     3.15     5.79
                                                      -------- -------- -------- -------- --------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                    (0.31)   (0.54)   (0.31)   (0.12)   (0.24)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS           (1.34)   (2.37)   (0.55)       --       --
                                                      -------- -------- -------- -------- --------
TOTAL DISTRIBUTIONS                                     (1.65)   (2.91)   (0.86)   (0.12)   (0.24)
                                                      -------- -------- -------- -------- --------
NET ASSET VALUE, END OF PERIOD                          $28.89   $29.36   $27.59   $27.44   $24.41
                                                      -------- -------- -------- -------- --------
TOTAL RETURN                                             4.01%   18.03%    3.68%   12.92%   31.06%
                                                      -------- -------- -------- -------- --------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)               $2,608.8 $2,172.1 $1,985.7 $1,867.5 $1,167.7
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES**                                               0.51%    0.54%    0.53%    0.57%    0.62%
NET INVESTMENT INCOME                                    1.55%    1.64%    1.46%    1.30%    1.13%
PORTFOLIO TURNOVER RATE                                  84.1%    50.2%    45.9%    29.7%    37.0%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                 0.52%    0.54%   0.55%*   0.56%*   0.62%*
RATIO OF EXPENSES TO AVERAGE NET ASSETS AFTER BROKER
REBATES:**                                                 N/A      N/A      N/A      N/A    0.61%

--------------------------------------------------------------------------------

* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
** Prior to 05/01/2003, broker rebates were excluded from the calculation of the expense limitation.
N/A Not applicable
(a) Net investment income per share was calculated using average shares outstanding.

  LORD ABBETT GROWTH AND INCOME PORTFOLIO



                                                            FOR THE YEARS ENDED DECEMBER 31,
                                                      --------------------------------------------
CLASS B                                               2007(A)  2006(A)  2005(A)  2004(A)  2003(A)
--------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                    $29.20   $27.43   $27.27   $24.29   $18.78
                                                      -------- -------- -------- -------- --------
INCOME FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                     0.38     0.39     0.33     0.27     0.18
NET REALIZED AND UNREALIZED GAINS                         0.71     4.20     0.61     2.80     5.54
                                                      -------- -------- -------- -------- --------
TOTAL FROM INVESTMENT OPERATIONS                          1.09     4.59     0.94     3.07     5.72
                                                      -------- -------- -------- -------- --------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                    (0.26)   (0.45)   (0.23)   (0.09)   (0.21)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS           (1.34)   (2.37)   (0.55)       --       --
                                                      -------- -------- -------- -------- --------
TOTAL DISTRIBUTIONS                                     (1.60)   (2.82)   (0.78)   (0.09)   (0.21)
                                                      -------- -------- -------- -------- --------
NET ASSET VALUE, END OF PERIOD                          $28.69   $29.20   $27.43   $27.27   $24.29
                                                      -------- -------- -------- -------- --------
TOTAL RETURN                                             3.72%   17.78%    3.39%   12.65%   30.73%
                                                      -------- -------- -------- -------- --------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)               $1,546.7 $1,596.5 $1,130.5 $1,282.3 $1,081.0
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES**                                               0.76%    0.79%    0.78%    0.82%    0.86%
NET INVESTMENT INCOME                                    1.31%    1.40%    1.21%    1.08%    0.87%
PORTFOLIO TURNOVER RATE                                  84.1%    50.2%    45.9%    29.7%    37.0%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                 0.77%    0.79%   0.80%*   0.80%*   0.86%*
RATIO OF EXPENSES TO AVERAGE NET ASSETS AFTER BROKER
REBATES:**                                                 N/A      N/A      N/A      N/A    0.86%

--------------------------------------------------------------------------------

* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
** Prior to 05/01/2003, broker rebates were excluded from the calculation of the expense limitation.
N/A Not applicable
(a) Net investment income per share was calculated using average shares outstanding.

                                            LORD ABBETT MID CAP VALUE PORTFOLIO



                                                         FOR THE YEARS ENDED DECEMBER 31,
                                                      ---------------------------------------
CLASS A                                               2007(A) 2006(A) 2005(A) 2004(A) 2003(A)
---------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                  $22.79  $22.47  $21.64  $17.80  $14.41
                                                      ------  ------  ------  ------  ------
INCOME FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                   0.16    0.17    0.19    0.17    0.15
NET REALIZED AND UNREALIZED GAINS                       0.33    2.44    1.60    4.25    3.62
                                                      ------  ------  ------  ------  ------
TOTAL FROM INVESTMENT OPERATIONS                        0.49    2.61    1.79    4.42    3.77
                                                      ------  ------  ------  ------  ------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                  (0.24)  (0.17)  (0.13)  (0.10)  (0.11)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS         (3.34)  (2.12)  (0.83)  (0.48)  (0.27)
                                                      ------  ------  ------  ------  ------
TOTAL DISTRIBUTIONS                                   (3.58)  (2.29)  (0.96)  (0.58)  (0.38)
                                                      ------  ------  ------  ------  ------
NET ASSET VALUE, END OF PERIOD                        $19.70  $22.79  $22.47  $21.64  $17.80
                                                      ------  ------  ------  ------  ------
TOTAL RETURN                                           0.90%  12.49%   8.28%  24.82%  26.15%
                                                      ------  ------  ------  ------  ------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                $77.1   $96.8  $113.3  $125.1   $90.8
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES**                                             0.73%   0.77%   0.76%   0.78%   0.83%
NET INVESTMENT INCOME                                  0.74%   0.80%   0.86%   0.86%   0.98%
PORTFOLIO TURNOVER RATE                                38.4%   27.8%   26.2%   19.7%   18.8%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                              0.75%*   0.78%   0.76%     N/A  0.82%*

--------------------------------------------------------------------------------

* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
** Prior to 05/01/2003, broker rebates were excluded from the calculation of the expense limitation.
N/A Not applicable
(a) Net investment income per share calculated using average shares outstanding.

  LORD ABBETT MID CAP VALUE PORTFOLIO



                                                         FOR THE YEARS ENDED DECEMBER 31,
                                                      ---------------------------------------
CLASS B                                               2007(A) 2006(A) 2005(A) 2004(A) 2003(A)
---------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                  $22.56  $22.28  $21.48  $17.70  $14.35
                                                      ------  ------  ------  ------  ------
INCOME FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                   0.11    0.12    0.14    0.12    0.11
NET REALIZED AND UNREALIZED GAINS                       0.31    2.40    1.59    4.22    3.60
                                                      ------  ------  ------  ------  ------
TOTAL FROM INVESTMENT OPERATIONS                        0.42    2.52    1.73    4.34    3.71
                                                      ------  ------  ------  ------  ------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                  (0.16)  (0.12)  (0.10)  (0.08)  (0.09)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS         (3.34)  (2.12)  (0.83)  (0.48)  (0.27)
                                                      ------  ------  ------  ------  ------
TOTAL DISTRIBUTIONS                                   (3.50)  (2.24)  (0.93)  (0.56)  (0.36)
                                                      ------  ------  ------  ------  ------
NET ASSET VALUE, END OF PERIOD                        $19.48  $22.56  $22.28  $21.48  $17.70
                                                      ------  ------  ------  ------  ------
TOTAL RETURN                                           0.60%  12.18%   8.05%  24.50%  25.87%
                                                      ------  ------  ------  ------  ------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)               $422.8  $266.4  $229.0  $179.1  $100.0
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES**                                             0.98%   1.02%   1.01%   1.03%   1.08%
NET INVESTMENT INCOME                                  0.53%   0.56%   0.62%   0.60%   0.73%
PORTFOLIO TURNOVER RATE                                38.4%   27.8%   26.2%   19.7%   18.8%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                              1.01%*   1.03%   1.02%     N/A  1.06%*

--------------------------------------------------------------------------------

* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
** Prior to 05/01/2003, broker rebates were excluded from the calculation of the expense limitation.
N/A Not applicable
(a) Net investment income per share calculated using average shares outstanding.

                                       MFS(R) EMERGING MARKETS EQUITY PORTFOLIO



                                                                                  FOR THE PERIOD FROM
                                                                                      MAY 1, 2006
                                                                                    (COMMENCEMENT OF
                                                              FOR THE YEAR ENDED     OPERATIONS) TO
CLASS A                                                      DECEMBER 31, 2007(A) DECEMBER 31, 2006(A)
------------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                                 $10.51              $10.00
                                                                   --------             -------
INCOME FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                                  0.18                0.12
NET REALIZED AND UNREALIZED GAINS                                      3.71                0.48
                                                                   --------             -------
TOTAL FROM INVESTMENT OPERATIONS                                       3.89                0.60
                                                                   --------             -------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                                 (0.01)              (0.09)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS                            --                  --
                                                                   --------             -------
TOTAL DISTRIBUTIONS                                                  (0.01)              (0.09)
                                                                   --------             -------
NET ASSET VALUE, END OF PERIOD                                       $14.39              $10.51
                                                                   --------             -------
TOTAL RETURN                                                         36.93%              6.04%+
                                                                   --------             -------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                              $572.9              $368.3
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                              1.17%             1.30%++
NET INVESTMENT INCOME                                                 1.49%             1.91%++
PORTFOLIO TURNOVER RATE                                              126.8%              58.2%+
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS BEFORE
REIMBURSEMENT BY THE MANAGER AND BROKER REBATES:                   1.25%(b)             1.49%++

--------------------------------------------------------------------------------

+  Non-annualized
++ Annualized
(a) Net investment income per share was calculated using average shares outstanding.
(b) Excludes effect of deferred expense reimbursement.

  MFS(R) EMERGING MARKETS EQUITY PORTFOLIO



                                                                                  FOR THE PERIOD FROM
                                                                                      MAY 1, 2006
                                                                                    (COMMENCEMENT OF
                                                              FOR THE YEAR ENDED     OPERATIONS) TO
CLASS B                                                      DECEMBER 31, 2007(A) DECEMBER 31, 2006(A)
------------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                                 $10.49              $10.00
                                                                   --------             -------
INCOME FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                                  0.13                0.07
NET REALIZED AND UNREALIZED GAINS                                      3.71                0.51
                                                                   --------             -------
TOTAL FROM INVESTMENT OPERATIONS                                       3.84                0.58
                                                                   --------             -------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                                 (0.01)              (0.09)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS                            --                  --
                                                                   --------             -------
TOTAL DISTRIBUTIONS                                                  (0.01)              (0.09)
                                                                   --------             -------
NET ASSET VALUE, END OF PERIOD                                       $14.32              $10.49
                                                                   --------             -------
TOTAL RETURN                                                         36.62%              5.78%+
                                                                   --------             -------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                               $78.8               $23.4
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                              1.46%             1.55%++
NET INVESTMENT INCOME                                                 1.06%             1.12%++
PORTFOLIO TURNOVER RATE                                              126.8%              58.2%+
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS BEFORE
REIMBURSEMENT BY THE MANAGER AND BROKER REBATES:                   1.52%(b)             1.92%++

--------------------------------------------------------------------------------

+  Non-annualized
++ Annualized
(a) Net investment income per share was calculated using average shares outstanding.
(b) Excludes effect of deferred expense reimbursement.

                                        MFS(R) RESEARCH INTERNATIONAL PORTFOLIO



                                                         FOR THE YEARS ENDED DECEMBER 31,
                                                      ---------------------------------------
CLASS A                                               2007(A) 2006(A) 2005(A) 2004(A) 2003(A)
---------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                  $15.04  $13.00  $11.72   $9.81   $7.49
                                                      ------  ------  ------  ------  ------
INCOME FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                   0.22    0.19    0.14    0.08    0.06
NET REALIZED AND UNREALIZED GAINS                       1.68    3.17    1.83    1.85    2.34
                                                      ------  ------  ------  ------  ------
TOTAL FROM INVESTMENT OPERATIONS                        1.90    3.36    1.97    1.93    2.40
                                                      ------  ------  ------  ------  ------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                  (0.24)  (0.27)  (0.07)      --  (0.08)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS         (2.27)  (1.05)  (0.62)  (0.02)      --
                                                      ------  ------  ------  ------  ------
TOTAL DISTRIBUTIONS                                   (2.51)  (1.32)  (0.69)  (0.02)  (0.08)
                                                      ------  ------  ------  ------  ------
NET ASSET VALUE, END OF PERIOD                        $14.43  $15.04  $13.00  $11.72   $9.81
                                                      ------  ------  ------  ------  ------
TOTAL RETURN                                          13.60%  26.91%  16.77%  19.72%  32.20%
                                                      ------  ------  ------  ------  ------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)               $959.1  $706.0  $624.2  $304.0   $67.3
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES**                                             0.79%   0.94%   0.93%   1.06%   1.09%
NET INVESTMENT INCOME                                  1.54%   1.34%   1.18%   0.75%   0.68%
PORTFOLIO TURNOVER RATE                                65.5%  104.1%   84.5%   98.5%   99.0%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                               0.79%   0.95%  0.93%*  0.94%*   1.11%
RATIO OF EXPENSES TO AVERAGE NET ASSETS AFTER BROKER
REBATES:**                                               N/A     N/A     N/A     N/A   1.09%

--------------------------------------------------------------------------------

* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
** Prior to 05/01/2003, broker rebates were excluded from the calculation of the expense limitation.
N/A Not applicable
(a) Net investment income per share was calculated using average shares outstanding.

  MFS(R) RESEARCH INTERNATIONAL PORTFOLIO



                                                         FOR THE YEARS ENDED DECEMBER 31,
                                                      ---------------------------------------
CLASS B                                               2007(A) 2006(A) 2005(A) 2004(A) 2003(A)
---------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                  $14.95  $12.94  $11.68   $9.79   $7.47
                                                      ------  ------  ------  ------  ------
INCOME FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                   0.19    0.15    0.11    0.05    0.05
NET REALIZED AND UNREALIZED GAINS                       1.65    3.15    1.81    1.86    2.33
                                                      ------  ------  ------  ------  ------
TOTAL FROM INVESTMENT OPERATIONS                        1.84    3.30    1.92    1.91    2.38
                                                      ------  ------  ------  ------  ------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                  (0.20)  (0.24)  (0.04)      --  (0.06)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS         (2.27)  (1.05)  (0.62)  (0.02)      --
                                                      ------  ------  ------  ------  ------
TOTAL DISTRIBUTIONS                                   (2.47)  (1.29)  (0.66)  (0.02)  (0.06)
                                                      ------  ------  ------  ------  ------
NET ASSET VALUE, END OF PERIOD                        $14.32  $14.95  $12.94  $11.68   $9.79
                                                      ------  ------  ------  ------  ------
TOTAL RETURN                                          13.29%  26.56%  16.42%  19.56%  32.04%
                                                      ------  ------  ------  ------  ------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)               $842.8  $623.0  $443.5  $396.0  $186.0
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES**                                             1.04%   1.19%   1.19%   1.32%   1.33%
NET INVESTMENT INCOME                                  1.31%   1.12%   0.90%   0.47%   0.56%
PORTFOLIO TURNOVER RATE                                65.5%  104.1%   84.5%   98.5%   99.0%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                               1.04%   1.20%  1.19%*  1.18%*   1.39%
RATIO OF EXPENSES TO AVERAGE NET ASSETS AFTER BROKER
REBATES:**                                               N/A     N/A     N/A     N/A   1.33%

--------------------------------------------------------------------------------

* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
** Prior to 05/01/2003, broker rebates were excluded from the calculation of the expense limitation.
N/A Not applicable
(a) Net investment income per share was calculated using average shares outstanding.

                                        MFS(R) RESEARCH INTERNATIONAL PORTFOLIO



                                                         FOR THE YEARS ENDED DECEMBER 31,
                                                      ---------------------------------------
CLASS E                                               2007(A) 2006(A) 2005(A) 2004(A) 2003(A)
---------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                  $14.99  $12.96  $11.70   $9.80   $7.48
                                                      ------  ------  ------  ------  ------
INCOME FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                   0.20    0.16    0.13    0.07    0.05
NET REALIZED AND UNREALIZED GAINS                       1.66    3.17    1.81    1.85    2.34
                                                      ------  ------  ------  ------  ------
TOTAL FROM INVESTMENT OPERATIONS                        1.86    3.33    1.94    1.92    2.39
                                                      ------  ------  ------  ------  ------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                  (0.22)  (0.25)  (0.06)      --  (0.07)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS         (2.27)  (1.05)  (0.62)  (0.02)      --
                                                      ------  ------  ------  ------  ------
TOTAL DISTRIBUTIONS                                   (2.49)  (1.30)  (0.68)  (0.02)  (0.07)
                                                      ------  ------  ------  ------  ------
NET ASSET VALUE, END OF PERIOD                        $14.36  $14.99  $12.96  $11.70   $9.80
                                                      ------  ------  ------  ------  ------
TOTAL RETURN                                          13.38%  26.79%  16.52%  19.64%  32.09%
                                                      ------  ------  ------  ------  ------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                $32.6   $26.7   $14.6   $11.3    $6.9
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES**                                             0.94%   1.09%   1.09%   1.22%   1.23%
NET INVESTMENT INCOME                                  1.41%   1.18%   1.07%   0.72%   0.59%
PORTFOLIO TURNOVER RATE                                65.5%  104.1%   84.5%   98.5%   99.0%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                               0.94%   1.10%  1.09%*  1.09%*   1.28%
RATIO OF EXPENSES TO AVERAGE NET ASSETS AFTER BROKER
REBATES:**                                               N/A     N/A     N/A     N/A   1.23%

--------------------------------------------------------------------------------

* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
** Prior to 05/01/2003, broker rebates were excluded from the calculation of the expense limitation.
N/A Not applicable
(a) Net investment income per share was calculated using average shares outstanding.

  OPPENHEIMER CAPITAL APPRECIATION PORTFOLIO



                                                         FOR THE YEARS ENDED DECEMBER 31,
                                                      ---------------------------------------
CLASS A                                               2007(A) 2006(A) 2005(A) 2004(A) 2003(A)
---------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                   $9.27   $8.69   $8.36   $8.33   $6.47
                                                      ------  ------  ------  ------  ------
INCOME FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                   0.03    0.02    0.03    0.07    0.01
NET REALIZED AND UNREALIZED GAINS                       1.26    0.66    0.39    0.47    1.85
                                                      ------  ------  ------  ------  ------
TOTAL FROM INVESTMENT OPERATIONS                        1.29    0.68    0.42    0.54    1.86
                                                      ------  ------  ------  ------  ------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                  (0.01)  (0.03)  (0.01)  (0.06)      --
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS         (0.61)  (0.07)  (0.08)  (0.45)      --
                                                      ------  ------  ------  ------  ------
TOTAL DISTRIBUTIONS                                   (0.62)  (0.10)  (0.09)  (0.51)      --
                                                      ------  ------  ------  ------  ------
NET ASSET VALUE, END OF PERIOD                         $9.94   $9.27   $8.69   $8.36   $8.33
                                                      ------  ------  ------  ------  ------
TOTAL RETURN                                          14.45%   7.81%   4.99%   6.70%  28.75%
                                                      ------  ------  ------  ------  ------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)               $124.7  $505.6  $664.2  $298.0    $0.2
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES**                                             0.62%   0.65%   0.69%   0.68%   0.72%
NET INVESTMENT INCOME                                  0.33%   0.22%   0.42%   0.90%   0.07%
PORTFOLIO TURNOVER RATE                                70.8%   60.7%   72.4%   65.3%   36.6%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                               0.62%   0.65%  0.64%*  0.69%*  0.75%*
RATIO OF EXPENSES TO AVERAGE NET ASSETS AFTER BROKER
REBATES:**                                               N/A     N/A     N/A     N/A   0.72%

--------------------------------------------------------------------------------

* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
** Prior to 05/01/2003, broker rebates were excluded from the calculation of the expense limitation.
N/A Not applicable
(a) Net investment income per share was calculated using average shares outstanding.

                                     OPPENHEIMER CAPITAL APPRECIATION PORTFOLIO



                                                          FOR THE YEARS ENDED DECEMBER 31,
                                                      -----------------------------------------
CLASS B                                               2007(A) 2006(A) 2005(A) 2004(A)  2003(A)
-----------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                    $9.20   $8.62  $8.31   $8.29      $6.45
                                                      ------- ------- ------  ------  ---------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME (LOSS)                          0.00(b)  (0.01)   0.01    0.06  (0.00)(b)
NET REALIZED AND UNREALIZED GAINS                        1.27    0.67   0.38    0.46       1.84
                                                      ------- ------- ------  ------  ---------
TOTAL FROM INVESTMENT OPERATIONS                         1.27    0.66   0.39    0.52       1.84
                                                      ------- ------- ------  ------  ---------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                       --  (0.01)     --  (0.05)         --
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS          (0.61)  (0.07) (0.08)  (0.45)         --
                                                      ------- ------- ------  ------  ---------
TOTAL DISTRIBUTIONS                                    (0.61)  (0.08) (0.08)  (0.50)         --
                                                      ------- ------- ------  ------  ---------
NET ASSET VALUE, END OF PERIOD                          $9.86   $9.20  $8.62   $8.31      $8.29
                                                      ------- ------- ------  ------  ---------
TOTAL RETURN                                           14.29%   7.62%  4.71%   6.40%     28.53%
                                                      ------- ------- ------  ------  ---------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                $553.3  $535.1 $501.8  $634.6     $551.0
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES**                                              0.89%   0.90%  0.94%   0.95%      0.99%
NET INVESTMENT INCOME (LOSS)                            0.03% (0.06)%  0.18%   0.67%    (0.03)%
PORTFOLIO TURNOVER RATE                                 70.8%   60.7%  72.4%   65.3%      36.6%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                0.89%   0.90% 0.89%*  0.91%*     0.98%*
RATIO OF EXPENSES TO AVERAGE NET ASSETS AFTER BROKER
REBATES:**                                                N/A     N/A    N/A     N/A      0.99%

--------------------------------------------------------------------------------

* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
** Prior to 05/01/2003, broker rebates were excluded from the calculation of the expense limitation.
N/A Not applicable
(a) Net investment income (loss) per share was calculated using average shares outstanding.
(b) Rounds to less than $0.005 per share.

  OPPENHEIMER CAPITAL APPRECIATION PORTFOLIO



                                                                                 FOR THE PERIOD FROM
                                                                                     MAY 2, 2005
                                                             FOR THE YEARS ENDED   (COMMENCEMENT OF
                                                               DECEMBER 31,         OPERATIONS) TO
                                                             ------------------- DECEMBER 31, 2005(A)
CLASS E                                                       2007(A)   2006(A)  --------------------
---------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                             $9.25    $8.68           $7.97
                                                             ---------  -------        --------
INCOME FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                             0.01  0.00(b)            0.01
NET REALIZED AND UNREALIZED GAINS                                 1.28     0.67            0.79
                                                             ---------  -------        --------
TOTAL FROM INVESTMENT OPERATIONS                                  1.29     0.67            0.80
                                                             ---------  -------        --------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                         (0.00)(b)   (0.03)          (0.01)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS                   (0.61)   (0.07)          (0.08)
                                                             ---------  -------        --------
TOTAL DISTRIBUTIONS                                             (0.61)   (0.10)          (0.09)
                                                             ---------  -------        --------
NET ASSET VALUE, END OF PERIOD                                   $9.93    $9.25           $8.68
                                                             ---------  -------        --------
TOTAL RETURN                                                    14.48%    7.68%         10.01%+
                                                             ---------  -------        --------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                           $6.2     $2.5            $0.9
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                         0.80%    0.80%         0.83%++
NET INVESTMENT INCOME                                            0.13%    0.03%         0.15%++
PORTFOLIO TURNOVER RATE                                          70.8%    60.7%          72.4%+
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS BEFORE
REIMBURSEMENT BY THE MANAGER AND BROKER REBATES:                   N/A    0.80%        0.80%*++

--------------------------------------------------------------------------------

+  Non-annualized
++ Annualized
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
N/A Not applicable
(a) Net investment income per share was calculated using average shares outstanding.
(b) Rounds to less than $0.005 per share.

                                                   PIMCO TOTAL RETURN PORTFOLIO



                                                           FOR THE YEARS ENDED DECEMBER 31,
                                                      ------------------------------------------
CLASS A                                                2007(A)  2006(A)  2005(A) 2004(A) 2003(A)
------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                     $11.80   $11.60 $11.40  $11.61  $11.34
                                                      --------- -------- ------  ------  ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                      0.56     0.49   0.40    0.20    0.28
NET REALIZED AND UNREALIZED GAINS (LOSSES)                 0.35     0.04 (0.12)    0.40    0.23
                                                      --------- -------- ------  ------  ------
TOTAL FROM INVESTMENT OPERATIONS                           0.91     0.53   0.28    0.60    0.51
                                                      --------- -------- ------  ------  ------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                     (0.42)   (0.32) (0.01)  (0.81)  (0.13)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS                --   (0.01) (0.07)      --  (0.11)
                                                      --------- -------- ------  ------  ------
TOTAL DISTRIBUTIONS                                      (0.42)   (0.33) (0.08)  (0.81)  (0.24)
                                                      --------- -------- ------  ------  ------
NET ASSET VALUE, END OF PERIOD                           $12.29   $11.80 $11.60  $11.40  $11.61
                                                      --------- -------- ------  ------  ------
TOTAL RETURN                                              7.85%    4.80%  2.46%   5.25%   4.53%
                                                      --------- -------- ------  ------  ------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                $3,045.1 $1,445.1 $912.6  $578.0  $194.5
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES**                                                0.54%    0.58%  0.57%   0.57%   0.59%
NET INVESTMENT INCOME                                     4.74%    4.28%  3.42%   1.69%   2.43%
PORTFOLIO TURNOVER RATE                               412.8%(b)   161.2% 344.2%  416.0%  547.1%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:**                                                0.54%    0.58%  0.57%     N/A  0.57%*

--------------------------------------------------------------------------------

* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
** Prior to 05/01/2003, broker rebates were excluded from the calculation of the expense limitation.
N/A Not applicable
(a) Net investment income per share was calculated using average shares outstanding.
(b) Excludes TBA securities.

  PIMCO TOTAL RETURN PORTFOLIO



                                                            FOR THE YEARS ENDED DECEMBER 31,
                                                      --------------------------------------------
CLASS B                                                2007(A)  2006(A)  2005(A)  2004(A)  2003(A)
--------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                     $11.69   $11.50   $11.32   $11.54 $11.29
                                                      --------- -------- -------- -------- ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                      0.53     0.46     0.37     0.19   0.24
NET REALIZED AND UNREALIZED GAINS (LOSSES)                 0.34     0.04   (0.12)     0.38   0.25
                                                      --------- -------- -------- -------- ------
TOTAL FROM INVESTMENT OPERATIONS                           0.87     0.50     0.25     0.57   0.49
                                                      --------- -------- -------- -------- ------
DISTRIBUTIONS:

DISTRIBUTIONS IN EXCESS OF NET INVESTMENT INCOME         (0.39)   (0.30)       --   (0.79) (0.13)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS                --   (0.01)   (0.07)       -- (0.11)
                                                      --------- -------- -------- -------- ------
TOTAL DISTRIBUTIONS                                      (0.39)   (0.31)   (0.07)   (0.79) (0.24)
                                                      --------- -------- -------- -------- ------
NET ASSET VALUE, END OF PERIOD                           $12.17   $11.69   $11.50   $11.32 $11.54
                                                      --------- -------- -------- -------- ------
TOTAL RETURN                                              7.56%    4.52%    2.25%    4.98%  4.31%
                                                      --------- -------- -------- -------- ------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                $1,274.4 $1,219.1 $1,107.7 $1,028.5 $893.8
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES**                                                0.79%    0.83%    0.82%    0.81%  0.83%
NET INVESTMENT INCOME                                     4.51%    4.01%    3.13%    1.66%  2.07%
PORTFOLIO TURNOVER RATE                               412.8%(b)   161.2%   344.2%   416.0% 547.1%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:**                                                0.79%    0.83%    0.82%      N/A 0.82%*

--------------------------------------------------------------------------------

* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
** Prior to 05/01/2003, broker rebates were excluded from the calculation of the expense limitation.
N/A Not applicable
(a) Net investment income per share was calculated using average shares outstanding.
(b) Excludes TBA securities.

                                                   PIMCO TOTAL RETURN PORTFOLIO



                                                          FOR THE YEARS ENDED DECEMBER 31,
                                                      -----------------------------------------
CLASS E                                                2007(A)  2006(A) 2005(A) 2004(A) 2003(A)
-----------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                     $11.73 $11.53  $11.34  $11.56  $11.30
                                                      --------- ------  ------  ------  ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                      0.54   0.47    0.39    0.21    0.23
NET REALIZED AND UNREALIZED GAINS (LOSSES)                 0.35   0.05  (0.13)    0.37    0.27
                                                      --------- ------  ------  ------  ------
TOTAL FROM INVESTMENT OPERATIONS                           0.89   0.52    0.26    0.58    0.50
                                                      --------- ------  ------  ------  ------
DISTRIBUTIONS:

DISTRIBUTIONS IN EXCESS OF NET INVESTMENT INCOME         (0.41) (0.31)      --  (0.80)  (0.13)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS                -- (0.01)  (0.07)      --  (0.11)
                                                      --------- ------  ------  ------  ------
TOTAL DISTRIBUTIONS                                      (0.41) (0.32)  (0.07)  (0.80)  (0.24)
                                                      --------- ------  ------  ------  ------
NET ASSET VALUE, END OF PERIOD                           $12.21 $11.73  $11.53  $11.34  $11.56
                                                      --------- ------  ------  ------  ------
TOTAL RETURN                                              7.63%  4.67%   2.33%   5.06%   4.44%
                                                      --------- ------  ------  ------  ------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                  $132.0 $132.5  $146.6  $146.6  $119.3
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES**                                                0.69%  0.72%   0.72%   0.71%   0.73%
NET INVESTMENT INCOME                                     4.61%  4.10%   3.24%   1.76%   2.02%
PORTFOLIO TURNOVER RATE                               412.8%(b) 161.2%  344.2%  416.0%  547.1%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:**                                                0.69%  0.72%   0.72%     N/A  0.71%*

--------------------------------------------------------------------------------

* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
** Prior to 05/01/2003, broker rebates were excluded from the calculation of the expense limitation.
N/A Not applicable
(a) Net investment income per share was calculated using average shares outstanding.
(b) Excludes TBA securities.

  T. ROWE PRICE MID CAP GROWTH PORTFOLIO



                                                         FOR THE YEARS ENDED DECEMBER 31,
                                                      ---------------------------------------
CLASS A                                               2007(A) 2006(A) 2005(A) 2004(A) 2003(A)
---------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                   $8.76   $8.49    $7.55   $6.39   $4.66
                                                      ------  ------  ------- ------- -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME (LOSS)                            0.02    0.03   (0.01)  (0.03)  (0.02)
NET REALIZED AND UNREALIZED GAINS                       1.50    0.53     1.13    1.19    1.75
                                                      ------  ------  ------- ------- -------
TOTAL FROM INVESTMENT OPERATIONS                        1.52    0.56     1.12    1.16    1.73
                                                      ------  ------  ------- ------- -------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                  (0.02)      --       --      --      --
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS         (0.43)  (0.29)   (0.18)      --      --
                                                      ------  ------  ------- ------- -------
TOTAL DISTRIBUTIONS                                   (0.45)  (0.29)   (0.18)      --      --
                                                      ------  ------  ------- ------- -------
NET ASSET VALUE, END OF PERIOD                         $9.83   $8.76    $8.49   $7.55   $6.39
                                                      ------  ------  ------- ------- -------
TOTAL RETURN                                          17.85%   6.56%   14.87%  18.15%  37.12%
                                                      ------  ------  ------- ------- -------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)               $524.2  $386.8   $258.6  $145.7   $34.8
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES**                                             0.78%   0.81%    0.80%   0.90%   0.91%
NET INVESTMENT INCOME (LOSS)                           0.16%   0.32%  (0.08)% (0.41)% (0.37)%
PORTFOLIO TURNOVER RATE                                35.5%   33.7%    23.0%   51.7%   56.5%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                               0.80%   0.81%    0.81%  0.83%*  0.92%*
RATIO OF EXPENSES TO AVERAGE NET ASSETS AFTER BROKER
REBATES:**                                               N/A     N/A      N/A     N/A   0.83%

--------------------------------------------------------------------------------

* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
** Prior to 05/01/2003, broker rebates were excluded from the calculation of the expense limitation.
N/A Not applicable
(a) Net investment income (loss) per share was calculated using average shares outstanding.

                                         T. ROWE PRICE MID CAP GROWTH PORTFOLIO



                                                         FOR THE YEARS ENDED DECEMBER 31,
                          `                           ---------------------------------------
CLASS B                                               2007(A) 2006(A) 2005(A) 2004(A) 2003(A)
---------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                    $8.62  $8.38    $7.47   $6.34   $4.64
                                                      ------- ------  ------- ------- -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME (LOSS)                           (0.01)   0.01   (0.03)  (0.05)  (0.04)
NET REALIZED AND UNREALIZED GAINS                        1.48   0.52     1.12    1.18    1.74
                                                      ------- ------  ------- ------- -------
TOTAL FROM INVESTMENT OPERATIONS                         1.47   0.53     1.09    1.13    1.70
                                                      ------- ------  ------- ------- -------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                  (0.00)+     --       --      --      --
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS          (0.43) (0.29)   (0.18)      --      --
                                                      ------- ------  ------- ------- -------
TOTAL DISTRIBUTIONS                                    (0.43) (0.29)   (0.18)      --      --
                                                      ------- ------  ------- ------- -------
NET ASSET VALUE, END OF PERIOD                          $9.66  $8.62    $8.38   $7.47   $6.34
                                                      ------- ------  ------- ------- -------
TOTAL RETURN                                           17.64%  6.16%   14.63%  17.82%  36.64%
                                                      ------- ------  ------- ------- -------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                $523.0 $453.6   $422.6  $345.0  $307.7
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES**                                              1.03%  1.05%    1.05%   1.16%   1.18%
NET INVESTMENT INCOME (LOSS)                          (0.08)%  0.12%  (0.34)% (0.69)% (0.64)%
PORTFOLIO TURNOVER RATE                                 35.5%  33.7%    23.0%   51.7%   56.5%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                1.05%  1.06%    1.06%  1.07%*  1.16%*
RATIO OF EXPENSES TO AVERAGE NET ASSETS AFTER BROKER
REBATES:**                                                N/A    N/A      N/A     N/A   1.12%

--------------------------------------------------------------------------------

+  Rounds to less than $0.005 per share.
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
** Prior to 05/01/2003, broker rebates were excluded from the calculation of the expense limitation.
N/A Not applicable
(a) Net investment income (loss) per share was calculated using average shares outstanding.

  T. ROWE PRICE MID CAP GROWTH PORTFOLIO



                                                         FOR THE YEARS ENDED DECEMBER 31,
                                                      ---------------------------------------
CLASS E                                               2007(A) 2006(A) 2005(A) 2004(A) 2003(A)
---------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                   $8.67   $8.42    $7.50   $6.36   $4.65
                                                      ------  ------  ------- ------- -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME (LOSS)                           0.00+    0.02   (0.02)  (0.04)  (0.03)
NET REALIZED AND UNREALIZED GAINS                       1.49    0.52     1.12    1.18    1.74
                                                      ------  ------  ------- ------- -------
TOTAL FROM INVESTMENT OPERATIONS                        1.49    0.54     1.10    1.14    1.71
                                                      ------  ------  ------- ------- -------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                  (0.01)      --       --      --      --
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS         (0.43)  (0.29)   (0.18)      --      --
                                                      ------  ------  ------- ------- -------
TOTAL DISTRIBUTIONS                                   (0.44)  (0.29)   (0.18)      --      --
                                                      ------  ------  ------- ------- -------
NET ASSET VALUE, END OF PERIOD                         $9.72   $8.67    $8.42   $7.50   $6.36
                                                      ------  ------  ------- ------- -------
TOTAL RETURN                                          17.62%   6.38%   14.70%  17.92%  36.77%
                                                      ------  ------  ------- ------- -------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                $37.3   $25.0    $25.4   $21.5   $10.8
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES**                                             0.93%   0.95%    0.95%   1.05%   1.08%
NET INVESTMENT INCOME (LOSS)                          0.00%+   0.22%  (0.24)% (0.57)% (0.54)%
PORTFOLIO TURNOVER RATE                                35.5%   33.7%    23.0%   51.7%   56.5%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                               0.95%   0.96%    0.96%  0.97%*  1.06%*
RATIO OF EXPENSES TO AVERAGE NET ASSETS AFTER BROKER
REBATES:**                                               N/A     N/A      N/A     N/A   1.01%

--------------------------------------------------------------------------------

+  Rounds to less than $0.005 per share.
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
** Prior to 05/01/2003, broker rebates were excluded from the calculation of the expense limitation.
N/A Not applicable
(a) Net investment income (loss) per share was calculated using average shares outstanding.

                                         THIRD AVENUE SMALL CAP VALUE PORTFOLIO



                                                          FOR THE YEARS ENDED DECEMBER 31,
                                                      ----------------------------------------
CLASS A                                               2007(A)  2006(A) 2005(A) 2004(A) 2003(A)
----------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                    $17.48 $16.61  $14.38  $11.62   $8.29
                                                      -------- ------  ------  ------  ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                     0.17   0.27    0.14    0.16    0.05
NET REALIZED AND UNREALIZED GAINS (LOSSES)              (0.54)   1.89    2.13    2.96    3.39
                                                      -------- ------  ------  ------  ------
TOTAL FROM INVESTMENT OPERATIONS                        (0.37)   2.16    2.27    3.12    3.44
                                                      -------- ------  ------  ------  ------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                    (0.21) (0.11)      --  (0.08)  (0.04)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS           (1.15) (1.18)  (0.04)  (0.28)  (0.07)
                                                      -------- ------  ------  ------  ------
TOTAL DISTRIBUTIONS                                     (1.36) (1.29)  (0.04)  (0.36)  (0.11)
                                                      -------- ------  ------  ------  ------
NET ASSET VALUE, END OF PERIOD                          $15.75 $17.48  $16.61  $14.38  $11.62
                                                      -------- ------  ------  ------  ------
TOTAL RETURN                                           (2.79)% 13.38%  15.82%  26.81%  41.52%
                                                      -------- ------  ------  ------  ------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)               $1,171.6 $883.6  $476.8  $206.3    $6.2
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES**                                               0.76%  0.80%   0.81%   0.87%   0.93%
NET INVESTMENT INCOME                                    0.99%  1.64%   0.94%   1.12%   0.54%
PORTFOLIO TURNOVER RATE                                  36.0%  12.1%   19.6%   11.3%   14.6%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                 0.76%  0.80%   0.81%     N/A  0.92%*

--------------------------------------------------------------------------------

* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
** Prior to 05/01/2003, broker rebates were excluded from the calculation of the expense limitation.
N/A Not applicable
(a) Net investment income per share was calculated using average shares outstanding.

  THIRD AVENUE SMALL CAP VALUE PORTFOLIO



                                                         FOR THE YEARS ENDED DECEMBER 31,
                                                      ---------------------------------------
CLASS B                                               2007(A) 2006(A) 2005(A) 2004(A) 2003(A)
---------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                   $17.41 $16.55  $14.37  $11.61   $8.28
                                                      ------- ------  ------  ------  ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                    0.13   0.21    0.10    0.06    0.05
NET REALIZED AND UNREALIZED GAINS (LOSSES)             (0.54)   1.91    2.12    3.02    3.38
                                                      ------- ------  ------  ------  ------
TOTAL FROM INVESTMENT OPERATIONS                       (0.41)   2.12    2.22    3.08    3.43
                                                      ------- ------  ------  ------  ------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                   (0.17) (0.08)      --  (0.04)  (0.03)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS          (1.15) (1.18)  (0.04)  (0.28)  (0.07)
                                                      ------- ------  ------  ------  ------
TOTAL DISTRIBUTIONS                                    (1.32) (1.26)  (0.04)  (0.32)  (0.10)
                                                      ------- ------  ------  ------  ------
NET ASSET VALUE, END OF PERIOD                         $15.68 $17.41  $16.55  $14.37  $11.61
                                                      ------- ------  ------  ------  ------
TOTAL RETURN                                          (3.02)% 13.13%  15.48%  26.50%  41.41%
                                                      ------- ------  ------  ------  ------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                $741.5 $573.8  $442.4  $435.5  $307.9
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES**                                              1.01%  1.05%   1.05%   1.07%   1.18%
NET INVESTMENT INCOME                                   0.76%  1.28%   0.64%   0.46%   0.49%
PORTFOLIO TURNOVER RATE                                 36.0%  12.1%   19.6%   11.3%   14.6%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                1.01%  1.05%   1.05%     N/A  1.13%*

--------------------------------------------------------------------------------

* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
** Prior to 05/01/2003, broker rebates were excluded from the calculation of the expense limitation.
N/A Not applicable
(a) Net investment income per share was calculated using average shares outstanding.

                                                  VAN KAMPEN COMSTOCK PORTFOLIO



                                                                                 FOR THE PERIOD FROM
                                                                                     MAY 2, 2005
                                                             FOR THE YEARS ENDED   (COMMENCEMENT OF
                                                               DECEMBER 31,         OPERATIONS) TO
                                                             ------------------- DECEMBER 31, 2005(A)
CLASS A                                                      2007(A)   2006(A)   --------------------
---------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                           $11.95    $10.40         $10.00
                                                             --------  --------        -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                            0.25      0.23           0.14
NET REALIZED AND UNREALIZED GAINS (LOSSES)                     (0.49)      1.45           0.45
                                                             --------  --------        -------
TOTAL FROM INVESTMENT OPERATIONS                               (0.24)      1.68           0.59
                                                             --------  --------        -------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                           (0.19)   (0.00)*         (0.11)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS                  (0.26)    (0.13)         (0.08)
                                                             --------  --------        -------
TOTAL DISTRIBUTIONS                                            (0.45)    (0.13)         (0.19)
                                                             --------  --------        -------
NET ASSET VALUE, END OF PERIOD                                 $11.26    $11.95         $10.40
                                                             --------  --------        -------
TOTAL RETURN                                                  (2.31)%    16.34%         5.93%+
                                                             --------  --------        -------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                      $1,839.2  $1,210.1         $880.4
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                        0.61%     0.67%        0.68%++
NET INVESTMENT INCOME                                           2.04%     2.11%        2.02%++
PORTFOLIO TURNOVER RATE                                         22.2%     32.7%         75.7%+
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS BEFORE
REIMBURSEMENT BY THE MANAGER AND BROKER REBATES:                0.61%     0.67%        0.68%++

--------------------------------------------------------------------------------

*  Rounds to less than $0.005 per share.
+  Non-annualized
++ Annualized
(a) Net investment income per share was calculated using average shares outstanding.

  VAN KAMPEN COMSTOCK PORTFOLIO



                                                                                 FOR THE PERIOD FROM
                                                                                     MAY 2, 2005
                                                             FOR THE YEARS ENDED   (COMMENCEMENT OF
                                                              DECEMBER 31,          OPERATIONS) TO
                                                             ------------------- DECEMBER 31, 2005(A)
CLASS B                                                      2007(A)   2006(A)   --------------------
---------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                          $11.91   $10.39           $10.00
                                                              -------  ------          -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                           0.22     0.20             0.12
NET REALIZED AND UNREALIZED GAINS (LOSSES)                    (0.48)     1.45             0.46
                                                              -------  ------          -------
TOTAL FROM INVESTMENT OPERATIONS                              (0.26)     1.65             0.58
                                                              -------  ------          -------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                          (0.17)       --           (0.11)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS                 (0.26)   (0.13)           (0.08)
                                                              -------  ------          -------
TOTAL DISTRIBUTIONS                                           (0.43)   (0.13)           (0.19)
                                                              -------  ------          -------
NET ASSET VALUE, END OF PERIOD                                $11.22   $11.91           $10.39
                                                              -------  ------          -------
TOTAL RETURN                                                 (2.49)%   16.05%           5.75%+
                                                              -------  ------          -------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                       $162.0   $145.3            $58.8
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                       0.85%    0.92%          0.93%++
NET INVESTMENT INCOME                                          1.80%    1.85%          1.71%++
PORTFOLIO TURNOVER RATE                                        22.2%    32.7%           75.7%+
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS BEFORE
REIMBURSEMENT BY THE MANAGER AND BROKER REBATES:               0.86%    0.92%          0.93%++

--------------------------------------------------------------------------------

+  Non-annualized
++ Annualized
(a) Net investment income per share was calculated using average shares outstanding.

                                            VAN KAMPEN MID CAP GROWTH PORTFOLIO



                                                         FOR THE YEARS ENDED DECEMBER 31,
                                                      ---------------------------------------
CLASS A                                               2007(A) 2006(A) 2005(A) 2004(A) 2003(A)
---------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                  $10.44   $10.19  $10.43   $9.24   $6.78
                                                      ------  ------- ------- ------- -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME (LOSS)                            0.05   (0.01)  (0.04)  (0.04)  (0.05)
NET REALIZED AND UNREALIZED GAINS                       2.29     0.90    0.54    1.23    2.51
                                                      ------  ------- ------- ------- -------
TOTAL FROM INVESTMENT OPERATIONS                        2.34     0.89    0.50    1.19    2.46
                                                      ------  ------- ------- ------- -------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                      --       --      --      --      --
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS         (0.96)   (0.64)  (0.74)      --      --
                                                      ------  ------- ------- ------- -------
TOTAL DISTRIBUTIONS                                   (0.96)   (0.64)  (0.74)      --      --
                                                      ------  ------- ------- ------- -------
NET ASSET VALUE, END OF PERIOD                        $11.82   $10.44  $10.19  $10.43   $9.24
                                                      ------  ------- ------- ------- -------
TOTAL RETURN                                          23.84%    8.65%   4.71%  12.76%  36.43%
                                                      ------  ------- ------- ------- -------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                $29.6    $24.0   $21.5   $26.5   $27.6
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES*                                              0.88%    0.90%   0.90%   0.90%   0.90%
NET INVESTMENT INCOME (LOSS)                           0.46%  (0.08)% (0.35)% (0.43)% (0.57)%
PORTFOLIO TURNOVER RATE                                62.0%   226.6%  103.9%   99.5%  119.0%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                               0.88%    1.08%   0.99%   0.95%   1.04%

--------------------------------------------------------------------------------

(a) Net investment income (loss) per share was calculated using average shares outstanding.
* Prior to 05/01/2003, broker rebates were excluded from the calculation of the expense limitation.

  VAN KAMPEN MID CAP GROWTH PORTFOLIO



                                                         FOR THE YEARS ENDED DECEMBER 31,
                                                      ---------------------------------------
CLASS B                                               2007(A) 2006(A) 2005(A) 2004(A) 2003(A)
---------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                  $10.25   $10.04  $10.30   $9.16   $6.75
                                                      ------  ------- ------- ------- -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME (LOSS)                            0.02   (0.03)  (0.06)  (0.06)  (0.07)
NET REALIZED AND UNREALIZED GAINS                       2.24     0.88    0.54    1.20    2.48
                                                      ------  ------- ------- ------- -------
TOTAL FROM INVESTMENT OPERATIONS                        2.26     0.85    0.48    1.14    2.41
                                                      ------  ------- ------- ------- -------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                      --       --      --      --      --
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS         (0.96)   (0.64)  (0.74)      --      --
                                                      ------  ------- ------- ------- -------
TOTAL DISTRIBUTIONS                                   (0.96)   (0.64)  (0.74)      --      --
                                                      ------  ------- ------- ------- -------
NET ASSET VALUE, END OF PERIOD                        $11.55   $10.25  $10.04  $10.30   $9.16
                                                      ------  ------- ------- ------- -------
TOTAL RETURN                                          23.48%    8.37%   4.58%  12.45%  35.70%
                                                      ------  ------- ------- ------- -------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                $81.5    $54.8   $40.9   $36.0   $27.6
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES*                                              1.13%    1.15%   1.15%   1.15%   1.14%
NET INVESTMENT INCOME (LOSS)                           0.19%  (0.30)% (0.58)% (0.66)% (0.83)%
PORTFOLIO TURNOVER RATE                                62.0%   226.6%  103.9%   99.5%  119.0%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                               1.14%    1.34%   1.24%   1.20%   1.39%

--------------------------------------------------------------------------------

(a) Net investment income (loss) per share was calculated using average shares outstanding.
* Prior to 05/01/2003, broker rebates were excluded from the calculation of the expense limitation.

FOR MORE INFORMATION

If you would like more information about a Portfolio, the following documents are available to you free upon request:

ANNUAL/SEMI-ANNUAL REPORTS

Contain additional information about a Portfolio's performance. In a Portfolio's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION ("SAI")

Provides a fuller technical and legal description of the Portfolio's policies, investment restrictions, and business structure. The SAI is legally considered to be a part of this Prospectus.

IF YOU WOULD LIKE A COPY OF THE CURRENT VERSIONS OF THESE DOCUMENTS, OR OTHER INFORMATION ABOUT A PORTFOLIO, CONTACT:

                          MET INVESTORS SERIES TRUST
                                 5 PARK PLAZA
                                  SUITE 1900
                           IRVINE, CALIFORNIA 92614

                                1-800-848-3854

Free copies of the SAI and Annual and Semi-Annual Reports are available at the following website: www.metlifeinvestors.com

Information about a Portfolio, including the Annual and Semi-annual Reports and SAI, may also be obtained from the Securities and Exchange Commission ("SEC"):

[_] IN PERSONReview and copy documents in the SEC's Public Reference Room in
             Washington, D.C. (for information call 202-551-8090).

[_] ON LINE  Retrieve information from the EDGAR database on the SEC's web site at: http://www.sec.gov.

[_] BY MAIL  Request documents, upon payment of a duplicating fee, by writing to SEC, Public Reference Section, Washington, D.C. 20549 or by e-mailing the SEC at publicinfo@sec.gov.

                             SEC FILE # 811-10183

                                 MET INVESTORS
                            S E R I E S   T R U S T

                    Met/AIM Capital Appreciation Portfolio


                           Lazard Mid Cap Portfolio


                     Lord Abbett Bond Debenture Portfolio

                    Lord Abbett Growth and Income Portfolio


                   MFS(R) Emerging Markets Equity Portfolio


                    MFS(R) Research International Portfolio

                  Oppenheimer Capital Appreciation Portfolio

                         PIMCO Total Return Portfolio


                      Class A, Class B and Class E Shares


                                __PROSPECTUS__


                                APRIL 28, 2008


Like all securities, these securities have not been approved or disapproved by the
    Securities and Exchange Commission, nor has the Securities and Exchange
      Commission passed upon the accuracy or adequacy of this Prospectus.
           Any representation to the contrary is a criminal offense.

                           ____TABLE OF CONTENTS____



           INTRODUCTION                                       3
              Understanding the Trust                         3
              Understanding the Portfolios                    3

           THE PORTFOLIOS                                     5

             INVESTMENT SUMMARY                               5
              Met/AIM Capital Appreciation Portfolio          6
              Lazard Mid Cap Portfolio                        10
              Lord Abbett Bond Debenture Portfolio            14
              Lord Abbett Growth and Income Portfolio         19
              MFS(R) Emerging Markets Equity Portfolio        22
              MFS(R) Research International Portfolio         26
              Oppenheimer Capital Appreciation Portfolio      30
              PIMCO Total Return Portfolio                    33

             PRIMARY RISKS OF INVESTING IN THE PORTFOLIOS     38
             ADDITIONAL INVESTMENT STRATEGIES                 41
             MANAGEMENT                                       52
              The Manager                                     53
              The Advisers                                    54
              Distribution Plans                              59

           YOUR INVESTMENT                                    59
              Shareholder Information                         59
              Dividends, Distributions and Taxes              60
              Sales and Purchases of Shares                   61

           FINANCIAL HIGHLIGHTS                               66

           FOR MORE INFORMATION                           Back Cover

INTRODUCTION

UNDERSTANDING THE TRUST


Met Investors Series Trust (the "Trust") is an open-end management investment company that offers a selection of fifty-two managed investment portfolios or mutual funds, only eight of which are offered through this Prospectus (the "Portfolios"). Each of the eight Portfolios described in this Prospectus has its own investment objective designed to meet different investment goals. Please see the Investment Summary section of this Prospectus for specific information on each Portfolio.


  INVESTING THROUGH A VARIABLE INSURANCE CONTRACT


  Class A, Class B and Class E shares of the Portfolios, as applicable, are currently only sold to separate accounts of Metropolitan Life Insurance Company and certain of its affiliates (collectively, "MetLife" or the "Insurance Companies") to fund the benefits under certain individual flexible premium variable life insurance policies and individual and group variable annuity contracts (collectively, "Contracts"). As a Contract owner, your premium payments are allocated to one or more of the Portfolios in accordance with your Contract.


  A particular Portfolio or class of a Portfolio of the Trust may not be available under the Contract you have chosen. The prospectus for the Contracts shows the Portfolios and classes available to you. Please read this Prospectus carefully before selecting a Portfolio. It provides information to assist you in your decision. If you would like additional information about a Portfolio, please request a copy of the Statement of Additional Information ("SAI"). For details about how to obtain a copy of the SAI and other reports and information, see the back cover of this Prospectus. The SAI is incorporated by reference into this Prospectus.

  Some of the Portfolios have names and investment objectives that are very similar to certain publicly available mutual funds that are managed by the same investment advisers. The Portfolios in this Prospectus are not those publicly available mutual funds and will not have the same performance. Different performance will result from such factors as different implementation of investment policies, different investment restrictions, different cash flows into and out of the Portfolios, different fees, and different asset sizes.

UNDERSTANDING THE PORTFOLIOS

After this Introduction you will find an Investment Summary for each Portfolio. Each Investment Summary presents important facts about a Portfolio, including information about its investment objective, principal investment strategy, primary risks, fees and expenses and past performance.

Each of the Portfolios falls into one of two categories of funds: equity funds and fixed income funds. A particular type of Portfolio may be more appropriate for you depending upon your investment needs.


 PLEASE SEE THE CONTRACT PROSPECTUS FOR A DETAILED EXPLANATION OF YOUR CONTRACT.

DESCRIPTION OF TYPES OF FUNDS:

  EQUITY FUNDS

  Although they may involve more risk, historically, equity securities such as common stocks have offered higher returns than bonds or other investments over the long term. A domestic equity fund principally invests in equity securities of U.S. companies and may also, to a minor extent, invest in securities of companies located outside the United States. An international equity fund principally invests in the equity securities of companies located outside the United States.

  FIXED INCOME FUNDS

  Fixed income securities are securities that pay a specified rate of return. Historically, fixed income funds are not as volatile as equity funds. These funds may lend stability to a portfolio made up primarily of stocks.

--------------------------------------------------------------------------------

BEFORE YOU CHOOSE A PORTFOLIO, PLEASE CONSIDER...

All of the Portfolios involve risk, but there is also the potential for reward. You can lose money--and you can make money. The Portfolios are structured so that each offers a different degree of risk and reward than others.

WHAT RISK/REWARD LEVEL IS FOR YOU? ASK YOURSELF THE FOLLOWING:

(1) HOW WELL DO I HANDLE FLUCTUATIONS IN MY ACCOUNT VALUE?

    The greater the degree of risk for a Portfolio, the more its price is likely to move up and down on a day to day basis. If this makes you uncomfortable, you may prefer an investment that is less risky and that may not fluctuate in price as much.

(2) AM I LOOKING FOR A HIGHER RATE OF RETURN?

    Generally, the higher the potential return, the higher the risk. If you find the potential to make money is worth the possibility of losing more, then a Portfolio with higher risk may be right for you.

A final note: These Portfolios are designed for long-term investment.

                                THE PORTFOLIOS

INVESTMENT SUMMARY

Each Portfolio's summary discusses the following:

    INVESTMENT OBJECTIVE
    What is the Portfolio's investment goal?

    PRINCIPAL INVESTMENT STRATEGY
    How does the Portfolio attempt to achieve its investment goal? What types of investments does it contain? What style of investing and investment philosophy does it follow?

    PRIMARY RISKS
    What are the specific risks of investing in the Portfolio?

    PAST PERFORMANCE
    How well has the Portfolio performed over time?

    FEES AND EXPENSES
    What is the cost of investing in the Portfolio?

In addition to its principal investment strategy, each Portfolio may invest in various types of securities and engage in various investment techniques and practices which are not the principal focus of the Portfolio and therefore are not described in the Investment Summary section of the Prospectus. These other securities and investment techniques and practices in which a Portfolio may engage, together with their risks, are briefly discussed in "Additional Investment Strategies" in this Prospectus.

Following the Investment Summary is the section entitled "Primary Risks of Investing in the Portfolios" which lists some of the factors that may affect the value of a Portfolio's investments.

The SAI provides more detailed information regarding the various types of securities that a Portfolio may purchase and certain investment techniques and practices of its Adviser.

The Contracts may be sold by banks. AN INVESTMENT IN A PORTFOLIO OF THE TRUST THROUGH A CONTRACT IS NOT A DEPOSIT OR OBLIGATION OF, OR GUARANTEED BY, ANY BANK, AND IS NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY OF THE U.S. GOVERNMENT.


 EACH PORTFOLIO IN THIS PROSPECTUS IS A MUTUAL FUND: A POOLED INVESTMENT THAT IS PROFESSIONALLY MANAGED AND THAT GIVES YOU THE OPPORTUNITY TO PARTICIPATE IN FINANCIAL MARKETS. EACH PORTFOLIO STRIVES TO REACH ITS STATED INVESTMENT OBJECTIVE, WHICH CAN BE CHANGED WITHOUT SHAREHOLDER APPROVAL. AS WITH ALL MUTUAL FUNDS, THERE IS NO GUARANTEE THAT A PORTFOLIO WILL ACHIEVE ITS INVESTMENT OBJECTIVE.


 A PORTFOLIO'S ADVISER MAY SELL A PORTFOLIO SECURITY WHEN THE VALUE OF THE INVESTMENT REACHES OR EXCEEDS ITS ESTIMATED FAIR VALUE, TO TAKE ADVANTAGE OF MORE ATTRACTIVE INVESTMENT OPPORTUNITIES, WHEN THE ISSUER'S INVESTMENT FUNDAMENTALS BEGIN TO DETERIORATE, WHEN THE PORTFOLIO MUST MEET REDEMPTIONS, OR FOR OTHER INVESTMENT REASONS.

                    MET/AIM CAPITAL APPRECIATION PORTFOLIO

INVESTMENT OBJECTIVE:

Capital appreciation.

PRINCIPAL INVESTMENT STRATEGY:

The Portfolio invests principally in common stocks of domestic and foreign companies the Adviser believes are likely to benefit from new or innovative products, services or processes, as well as those that have experienced above-average, long-term growth in earnings and have excellent prospects for future growth. The Portfolio will not invest more than 25% of its total assets in foreign securities.

The Adviser is not constrained to any particular investment style. The Portfolio may tend to buy "growth" stocks or "value" stocks. In selecting companies for investment, the Adviser looks for companies with increasing market share, experienced and effective management and competitive advantage. The Portfolio may invest in small, relatively new or unseasoned companies. The Portfolio may also purchase call options, which are derivatives, but not for speculative purposes, and write covered call options on no more than 20% of the value of its net assets.

PRIMARY RISKS:


The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail starting on page 38, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:


  .  Market risk

  .  Market capitalization risk

  .  Investment style risk

  .  Foreign investment risk

The Portfolio's investments in derivatives can significantly increase the Portfolio's exposure to market risk and credit risk of the counterparty. Derivatives also involve the risk of mispricing or improper valuation, and the risk that changes in the value of the derivative may not correlate perfectly with the relevant assets, rates or indices.


PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

The performance shown below is the performance of the Portfolio's Class A shares, the Portfolio's oldest Class. The historical performance shown for the Portfolio's Class A shares is the performance of the Portfolio's predecessor funds managed by the Adviser using the same investment objective and strategy as the Portfolio. On July 1, 2005, substantially all of the assets of the AIM Capital Appreciation Portfolio of Travelers Series Fund, Inc. were transferred to the AIM Capital Appreciation Portfolio, a series of The Travelers Series Trust. The assets of the AIM Capital Appreciation Portfolio of The Travelers Series Trust were transferred to the Portfolio on May 1, 2006. The performance shown below for the Portfolio's Class A shares prior to May 1, 2006 is the historical performance of the AIM Capital Appreciation Portfolio of The Travelers Series Trust (from July 1, 2005 through April 30, 2006) and of the AIM Capital Appreciation Portfolio of Travelers Series Fund, Inc. (from January 1, 1996 through June 30, 2005).

The bar chart below shows you the performance of the Portfolio's Class A shares for the last ten calendar years and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart.


Year-by-Year Total Return as of 12/31 of Each Year

                                    [CHART]

  98      99      00      01      02      03      04      05      06      07
------  ------  ------  ------  ------  ------  ------  ------  ------  ------
17.21% 42.96%  -10.40%  -23.76% -23.87%  29.31%  6.50%  8.73%   6.88%   11.92%

High Quarter: 4th-1999  +35.92%
Low Quarter:  3rd-2001  -23.04%





 PORTFOLIO MANAGEMENT:

..  Invesco Aim Capital Management, Inc. see page 55

..  For financial highlights see page 66

The table below compares the Portfolio's Class A and Class E shares' average annual compounded total returns for the 1-, 5- and 10-year periods and since inception through 12/31/07, as applicable, with the S&P 500 Index and with the Russell 1000 Growth Index. The S&P 500 Index is a widely recognized unmanaged index that measures the stock performance of 500 large- and medium-sized companies and is often used to indicate the performance of the overall stock market. The Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.



      Average Annual Total Return as of 12/31/07
-------------------------------------------------------
                                      Since   Inception
              1 Year 5 Year 10 Year Inception   Date
------------- ------ ------ ------- --------- ---------
Class A       11.92% 12.36%  4.55%      --          --
Class E          --     --     --     4.21%    4/28/07
S&P 500 Index  5.49% 12.83%  5.91%      --
Russell 1000
 Growth Index 11.81% 12.10%  3.83%      --



FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2007 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)



                                          Class A Class E
----------------------------------------- ------- -------
---------------------------------------------------------
Management Fee*                            0.76%   0.76%
---------------------------------------------------------
12b-1 Fees                                 None    0.15%
---------------------------------------------------------
Other Expenses                             0.10%   0.10%
---------------------------------------------------------
Total Annual Portfolio Operating Expenses  0.86%   1.01%
---------------------------------------------------------



        * Met Investors Advisory, LLC (the "Manager") has agreed that any advisory fee waivers received from the Portfolio's Adviser commencing May 1, 2006 will be passed on to the Portfolio in the form of a voluntary fee waiver. For purposes of calculating the Adviser's fee, the assets of the Portfolio and the assets of the Met/AIM Small Cap Growth Portfolio of the Trust are aggregated. Including the voluntary fee waiver, the management fee for the year ended December 31, 2007 was 0.74%.

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES



         Class A  Class E
--------------------------
1 Year   $     88 $    104
--------------------------
3 Years  $    275 $    323
--------------------------
5 Years  $    479 $    560
--------------------------
10 Years $  1,064 $  1,241
--------------------------

                           LAZARD MID CAP PORTFOLIO


INVESTMENT OBJECTIVE:

Long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGY:

The Portfolio seeks to meet its objective by investing, normally, at least 80% of its net assets in equity securities, including convertible securities, of mid-cap companies. In complying with this 80% investment requirement, the Portfolio's investments may include synthetic instruments. Synthetic instruments are investments that have economic characteristics similar to the Portfolio's direct investments, and may include warrants, futures, options, exchange-traded funds and American Depositary Receipts. The Portfolio considers a company to be a mid-cap company if it has a market capitalization, at the time of purchase, within the range of the largest and smallest capitalized companies included in the Russell Midcap Index during the most recent 11-month period (based on month-end data) plus the most recent data during the current month.

The Portfolio may invest up to 20% of its net assets in equity securities of companies in other market capitalization ranges and in investment grade debt securities. The Portfolio may also invest up to 25% of its total assets in foreign securities. For risk management purposes, the Portfolio may hold a portion of its assets in cash or cash equivalents, including money market instruments.

In selecting investments, the portfolio managers seek to identify those companies that are, in their view, undervalued relative to current or projected earnings, or the current market value of assets owned by the company. The primary emphasis of the portfolio managers' search for undervalued equity securities is in four categories: (1) out-of-favor cyclical growth companies;
(2) established growth companies that are undervalued compared to historical relative valuation parameters; (3) companies where there is early but tangible evidence of improving prospects which are not yet reflected in the value of the companies' equity securities; and (4) companies whose equity securities are selling at prices that do not yet reflect the current market value of their assets.

PRIMARY RISKS:


The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail starting on page 38, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:


  .  Market risk

  .  Foreign investment risk

  .  Market capitalization risk

  .  Investment style risk

The Portfolio's investments in derivatives can significantly increase the Portfolio's exposure to market risk or credit risk of the counterparty. Derivatives can also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the relevant assets, rates and indices.


PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

The bar chart below shows you the performance of the Portfolio's Class B shares, the Portfolio's oldest Class, for each full calendar year since its inception and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart. Effective December 19, 2005, Lazard Asset Management LLC became the Portfolio's Adviser. Investment performance information prior to that date is attributable to the Portfolio's former investment adviser.

               Year-by-Year Total Return as of 12/31 of Each Year

                                    [CHART]


                    02       03      04      05      06      07
                  -------  ------  ------  ------  ------  ------
                  -10.82%  26.03%  14.32%   8.06%  14.67%  -2.71%

                      High Quarter: 2nd - 2003 +15.66%
                      Low Quarter:  3rd - 2002 -14.33%





 PORTFOLIO MANAGEMENT:

..  Lazard Asset Management LLC see page 55

..  For financial highlights see page 68

The table below compares the Portfolio's Class A, Class B and Class E shares' average annual compounded total returns for the 1- and 5-year periods and from inception through 12/31/07 with the Russell Midcap Index. The Russell Midcap Index measures the performance of the 800 companies in the Russell 1000 Index with the lowest market capitalization. These companies are considered representative of medium-sized companies. The median market capitalization was approximately $3.99 billion as of January 31, 2008. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.



      Average Annual Total Return as of 12/31/07
---------------------------------------------------------------
                                               Since   Inception
                          1 Year     5 Years Inception   Date
  --------------------    ---------- ------- --------- ---------
Class A                   -2.47%      11.96%    7.91%    1/2/02
Class B                   -2.71%      11.72%    9.01%   10/9/01
Class E                   -2.64%      11.82%    7.09%    4/1/02
Russell Midcap Index       5.60%      18.21%   14.00%*
* Index performance is from 10/1/01.



For information on Lazard Asset Management LLC's prior performance with a comparable fund, see page 56.

FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2007 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)



                                           Class A Class B Class E
------------------------------------------ ------- ------- -------
Management Fee                              0.69%   0.69%   0.69%
------------------------------------------------------------------
12b-1 Fees                                  None    0.25%   0.15%
------------------------------------------------------------------
Other Expenses                              0.07%   0.06%   0.06%
------------------------------------------------------------------
Total Annual Portfolio Operating Expenses*  0.76%   1.00%   0.90%
------------------------------------------------------------------



        * The Manager and the Trust have entered into an Expense Limitation Agreement whereby the total Annual Portfolio Operating Expenses for the Class A, Class B and Class E shares of the Portfolio will not exceed 0.80%, 1.05% and 0.95%, respectively, for the period ended April 30, 2009 and in any year in which the Agreement is in effect. Under certain circumstances, any fees waived or expenses reimbursed by the Manager may, with the approval of the Trust's Board of Trustees, be repaid to the Manager.

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same and that all expense limitations remain in effect only for the period ended April 30, 2009. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES



         Class A  Class B  Class E
-----------------------------------
1 Year   $     78 $    103 $     92
-----------------------------------
3 Years  $    244 $    320 $    288
-----------------------------------
5 Years  $    424 $    555 $    500
-----------------------------------
10 Years $    945 $  1,229 $  1,112
-----------------------------------

                     LORD ABBETT BOND DEBENTURE PORTFOLIO

INVESTMENT OBJECTIVE:

To provide high current income and the opportunity for capital appreciation to produce a high total return.

PRINCIPAL INVESTMENT STRATEGY:


To pursue its goal, the Portfolio, under normal circumstances, will invest at least 80% of its net assets, in bonds, debentures and other fixed income securities. The Portfolio allocates its assets principally among fixed income securities in four market sectors: U.S. investment grade securities, U.S. high yield securities, foreign securities (including emerging market securities) and convertible securities. These securities may include: all types of bonds, debentures, mortgage-related and other asset-backed securities, high-yield and investment grade debt securities, U.S. Government securities, equity-related securities such as convertibles and debt securities with warrants and emerging market debt securities. Under normal circumstances, the Portfolio invests in each of the four sectors described above. However, the Portfolio may invest substantially all of its assets in any one sector at any time, subject to the limitation that at least 20% of the Portfolio's net assets must be invested in any combination of investment grade debt securities, U.S. Government securities and cash equivalents. The Portfolio may invest up to 15% of its assets in credit default swaps. The Portfolio may invest up to 20% of its net assets in equity securities, including common stocks, preferred stocks, convertible preferred stocks, warrants and similar instruments. The Portfolio may invest up to 20% of its net assets in foreign securities.


The Adviser will actively manage the Portfolio and seek unusual values, particularly in lower-rated debt securities, some of which are convertible into common stocks or have warrants attached to purchase common stocks. In selecting lower-rated bonds for investment, the Adviser does not rely upon ratings, which evaluate only the safety of principal and interest, not market value risk, and which, furthermore, may not accurately reflect an issuer's current financial condition. The Portfolio does not have any minimum rating criteria for its investments in bonds and some issuers may default as to principal and/or interest payments subsequent to the purchase of their securities. Through portfolio diversification, good credit analysis and attention to current developments and trends in interest rates and economic conditions, the Adviser believes that investment risk may be reduced, although there is no assurance that losses will not occur.

The Portfolio normally invests in long-term debt securities when the Adviser believes that interest rates in the long run will decline and prices of such securities generally will be high. When the Adviser believes that long-term interest rates will rise, it may shift the Portfolio into short-term debt. Under normal circumstances, the average duration of the Portfolio's debt securities will be between 3 and 7 years with an average maturity of 5 to 12 years.

Capital appreciation may be obtained by investing in:

  .  debt securities when the trend of interest rates is expected to be down

  . convertible debt securities or debt securities with warrants attached entitling the holder to purchase common stock

  . debt securities of issuers in financial difficulties when, in the view of the Adviser, the problems giving rise to such difficulties can be successfully resolved, with a consequent improvement in the credit standing of the issuers (such investments involve corresponding risks that interest and principal payments may not be made if such difficulties are not resolved)

  .  equity securities

The Portfolio may invest up to 20% of its net assets, at market value, in debt and equity securities primarily traded in foreign countries.

The Portfolio may hold or sell any property or securities which it may obtain through the exercise of conversion rights or warrants or as a result of any reorganization, recapitalization or liquidation proceedings for any issuer of securities owned by it. In no event will the Portfolio voluntarily purchase any securities other than debt securities, if, at the time of such purchase or acquisition, the value of the property and securities, other than debt securities, in the Portfolio is greater than 20% of the value of its net assets.

PRIMARY RISKS:


The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail starting on page 38, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:


  .  Market risk

  .  Interest rate risk

  .  Credit risk

  .  High yield debt security risk

  .  Foreign investment risk

  .  Market capitalization risk

  .  Investment style risk

The use of credit default transactions is a highly specialized activity that involves investment techniques and risks that are different from those associated with ordinary portfolio securities transactions. If the Adviser is incorrect in its forecasts of the interest rates, currency exchange rates or market values or its assessments of the credit risks, relevant to these transactions that it enters, the investment performance of the Portfolio may be less favorable than it would have been if the Portfolio had not entered into them.

Because these arrangements are bi-lateral agreements between the Portfolio and its counterparty, each party is exposed to the risk of default by the other. In addition, they may involve a small investment of cash compared to the risk assumed with the result that small changes may produce disproportionate and substantial gains or losses to the Portfolio. However, the Portfolio's obligations under swap agreements generally are collateralized by cash or government securities based on the amount by which the value of the payments that the Portfolio is

 PORTFOLIO MANAGEMENT:

..  Lord, Abbett & Co. LLC see page 57

..  For financial highlights see page 71


required to pay exceed the value of the payments that its counterparty is required to make. The Portfolio segregates liquid assets equal to any difference between that excess and the amount of collateral that they are required to provide. Conversely, the Portfolio requires their counterparties to provide collateral on a comparable basis except in those instances in which the Adviser is satisfied with the claims paying ability of the counterparty without such collateral.


PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

The performance shown below for the period February 12, 2001 through December 31, 2007 is the performance of the Portfolio's Class A shares, the Portfolio's oldest Class. The historical performance shown for the Portfolio's Class A shares prior to February 12, 2001 is the performance of the Portfolio's predecessor fund (Bond Debenture Portfolio, a series of Cova Series Trust, which commenced operations on May 1, 1996) managed by the Adviser using the same investment objective and strategy as the Portfolio. The assets of the predecessor fund were transferred to the Portfolio on February 12, 2001.

The bar chart below shows you the performance of the Portfolio's Class A shares for the last ten calendar years and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart.

               Year-by-Year Total Return as of 12/31 of Each Year

                                    [CHART]


  98      99      00      01      02      03      04     05     06      07
------  ------  ------  ------  ------  ------  ------  -----  -----  ------
6.26%   3.40%   0.87%   3.76%   -0.39%  19.52%   8.43%  1.81%  9.35%   6.85%

High Quarter:   2nd - 2003    +7.25%
Low Quarter:    3rd - 1998    -4.31%

The table below compares the Portfolio's Class A, Class B and Class E shares' average annual compounded total returns for the 1-, 5- and 10-year periods through 12/31/07, as applicable, with the Credit Suisse First Boston High Yield Index, the Lehman Brothers Aggregate Bond Index, the Merrill Lynch High Yield Master II Constrained Index and a Hybrid Index. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.

The Credit Suisse First Boston High Yield Index is a market-weighted index that includes publicly traded bonds rated below BBB by S&P and Baa by Moody's. The Lehman Brothers Aggregate Bond Index is a widely recognized unmanaged index which is a broad measure of the taxable bonds in the U.S. market, with maturities of at least one year. The Merrill Lynch High Yield Master II Constrained Index is a market value-weighted index of all domestic and Yankee high-yield bonds, including deferred interest bonds and payment-in-kind securities. Issues included in the Index have maturities of one year or more and have a credit rating lower than BBB-/Baa3, but are not in default. The Hybrid Index consists of 60% Merrill Lynch High Yield Master II Constrained Index, 20% Lehman Brothers Aggregate Bond Index and 20% Merrill Lynch All Convertible Index. (The Merrill Lynch All Convertible Index is an unmanaged market-capitalization weighted index of domestic corporate convertible securities.)

Effective April 30, 2007, the Lehman Brothers Aggregate Bond Index replaced the Credit Suisse First Boston High Yield Index as the primary benchmark of the Portfolio and the Merrill Lynch High Yield Master II Constrained Index and the Hybrid Index became secondary benchmarks of the Portfolio.



                Average Annual Total Return as of 12/31/07
-------------------------------------------------------------------------
                                                     1 Year 5 Year 10 Year
---------------------------------------------------- ------ ------ -------
Class A                                               6.85%  9.04%  5.85%
Class B                                               6.55%  8.75%    --
Class E                                               6.73%  8.87%    --
Credit Suisse First Boston High Yield Index           2.66% 10.97%  6.10%
Lehman Brothers Aggregate Bond Index                  6.96%  4.42%  5.97%
Merrill Lynch High Yield Master II Constrained Index  2.19% 10.76%  5.51%
Hybrid Index                                          3.40%  9.39%  6.00%



FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2007, and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)



                                          Class A Class B Class E
-----------------------------------------------------------------
Management Fee                             0.49%   0.49%   0.49%
-----------------------------------------------------------------
12b-1 Fees                                 None    0.25%   0.15%
-----------------------------------------------------------------
Other Expenses                             0.05%   0.04%   0.04%
-----------------------------------------------------------------
Total Annual Portfolio Operating Expenses  0.54%   0.78%   0.68%
-----------------------------------------------------------------



EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES



         Class A Class B Class E
--------------------------------
1 Year    $ 55    $ 80    $ 70
--------------------------------
3 Years   $174    $250    $218
--------------------------------
5 Years   $302    $435    $380
--------------------------------
10 Years  $678    $969    $849
--------------------------------

                    LORD ABBETT GROWTH AND INCOME PORTFOLIO

INVESTMENT OBJECTIVE:

Long-term growth of capital and income without excessive fluctuation in market value.

PRINCIPAL INVESTMENT STRATEGY:


To pursue this objective, the Portfolio primarily purchases equity securities of large, seasoned, U.S. and multinational companies that the Adviser believes are undervalued. Under normal circumstances, the Portfolio will invest at least 80% of its net assets in equity securities of large companies. A large company is defined as a company having a market capitalization at the time of purchase that falls within the market capitalization range of companies in the Russell 1000 Index, a widely-used benchmark for large-cap stock performance. As of February 29, 2008, the market capitalization range of the Russell 1000 Index was $305 to $490.2 billion. This range varies daily. Equity securities in which the Portfolio may invest may include common stocks, preferred stocks, convertible securities, warrants, and similar instruments. Common stocks, the most familiar type of equity security, represent an ownership interest in a company.


In selecting investments, the Portfolio attempts to invest in securities selling at reasonable prices in relation to the Adviser's assessment of their potential value. While there is the risk that an investment may never reach what the Adviser believes is its full value or may go down in value, the Adviser's emphasis on large, seasoned company value stocks may limit the Portfolio's downside risk because value stocks are believed to be underpriced, and large, seasoned company stocks tend to be less volatile than the stocks of smaller companies.

PRIMARY RISKS:


The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail starting on page 38, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:


  .  Market risk

  .  Market capitalization risk

  .  Investment style risk


PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

 PORTFOLIO MANAGEMENT:

..  Lord, Abbett & Co. LLC see page 57

..  For financial highlights see page 74




The performance shown below for the period February 12, 2001 through December 31, 2007 is the performance of the Portfolio's Class A shares, the Portfolio's oldest Class. The historical performance shown for the Portfolio's Class A shares prior to February 12, 2001 is the performance of the Portfolio's predecessor funds managed by the Adviser using the same investment objective and strategy as the Portfolio. On January 8, 1999 substantially all of the assets of the Growth and Income Portfolio of Lord Abbett Series Fund, Inc. were transferred to the Lord Abbett Growth and Income Portfolio, a series of Cova Series Trust. The assets of the Lord Abbett Growth and Income Portfolio of Cova Series Trust were transferred to the Portfolio on February 12, 2001. The performance shown below for the Portfolio's Class A shares is the historical performance of the Lord Abbett Growth and Income Portfolio of Cova Series Trust (from January 8, 1999 through February 11, 2001) and of the Growth and Income Portfolio of Lord Abbett Series Fund, Inc. (from December 11, 1989 through January 7, 1999).

The bar chart below shows you the performance of the Portfolio's Class A shares for the last ten calendar years and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart.

               Year-by-Year Total Return as of 12/31 of Each Year

                                     [CHART]

  98      99      00       01      02       03      04      05     06      07
------  ------  ------  ------   ------  -------  ------  ------  -----  ------
12.89%  16.56%  14.68%  -5.73%  -17.95%  31.06%   12.92%  3.68%   18.03%  4.01%

                    High Quarter:   2nd - 2003      +17.86%
                    Low Quarter:    3rd - 2002      -19.80%


The table below compares the Portfolio's Class A and Class B shares' average annual compounded total returns for the 1-, 5- and 10-year periods through 12/31/07, as applicable, with the S&P 500 Index, a widely recognized unmanaged index that measures the stock performance of 500 large- and medium-sized companies and is often used to indicate the performance of the overall stock market. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.



Average Annual Total Return as of 12/31/07
-----------------------------------------
                1 Year   5 Year   10 Year
 -------------  -------- -------- -------
Class A          4.01%   13.50%    8.20%
Class B          3.72%   13.22%      --
S&P 500 Index    5.49%   12.83%    5.91%

FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2007, and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID INDIRECTLY FROM YOUR
INVESTMENT)--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)



                                          Class A Class B
---------------------------------------------------------
Management Fee                             0.49%   0.49%
---------------------------------------------------------
12b-1 Fees                                 None    0.25%
---------------------------------------------------------
Other Expenses                             0.03%   0.03%
---------------------------------------------------------
Total Annual Portfolio Operating Expenses  0.52%   0.77%
---------------------------------------------------------



EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES



         Class A Class B
------------------------
1 Year    $ 53    $ 79
------------------------
3 Years   $167    $247
------------------------
5 Years   $291    $429
------------------------
10 Years  $654    $957
------------------------

                   MFS(R) EMERGING MARKETS EQUITY PORTFOLIO

INVESTMENT OBJECTIVE:

Capital appreciation.

PRINCIPAL INVESTMENT STRATEGY:

The Portfolio normally invests at least 80% of its net assets in equity securities of issuers that are tied economically to emerging market countries. Emerging market countries may include countries determined to have emerging market economies, taking into account a number of factors, including whether a particular country has a low-to-middle-income economy according to the International Bank for Reconstruction and Development (the World Bank), the country's foreign currency debt rating, its political and economic stability and the development of its financial and capital markets. These countries include those located in Latin America, Asia, Africa, the Middle East and the developing countries of Europe, primarily Eastern Europe. The Portfolio's Adviser may invest a relatively high percentage of the Portfolio's assets in a single issuer or a small number of issuers.

The Portfolio may invest in companies of any size.

The Portfolio's Adviser may invest a relatively high percentage of the Portfolio's assets in a single country, a small number of countries, or a particular geographic region.

The Portfolio's Adviser uses a bottom-up investment approach in buying and selling investments for the Portfolio. Investments are selected primarily based on fundamental analysis of issuers and their potential in light of their current financial condition and industry position, and market, economic, political, and regulatory conditions. Factors considered may include analysis of earnings, cash flows, competitive position, and management ability. Quantitative analysis of these and other factors may also be considered.

PRIMARY RISKS:


The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail starting on page 38, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate.

  .  Market risk

  .  Market capitalization risk

  .  Investment style risk

  .  Foreign investment risk


In addition, investments in emerging markets include all of the risks of investments in foreign securities and are subject to severe price declines. The economic and political structures of developing nations, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity. Such countries may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners and economies based on only a few industries. For these reasons, all of the risks of investing in foreign securities are heightened by investing in emerging markets countries. The markets of developing countries have been more volatile than the markets of developed countries with more mature economies. These markets often have provided significantly higher or lower rates of return than developed markets, and significantly greater risks, to investors.


Because the Portfolio may invest a relatively large percentage of its assets in a single issuer or small number of issuers, the Portfolio's performance could be closely tied to the value of that one issuer or issuers, and could be more volatile than the performance of more diversified portfolios.

The Portfolio may invest a substantial amount of its assets in issuers located in a single country, a limited number of countries, or a particular geographic region. If the Portfolio focuses its investments in this manner, it assumes the risk that economic, political and social conditions in those countries or regions will have a significant impact on its investment performance.


PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

The bar chart below shows you the performance of the Portfolio's Class B shares for each full calendar year since its inception. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart.


                  Year-by-Year Total Return as of 12/31

                                [CHART]

                                  2007
                                 ------
                                 36.62%

               High Quarter:     2nd - 2007           +12.01%
               Low Quarter:      1st - 2007            +2.29%











 PORTFOLIO MANAGEMENT:


..  Massachusetts Financial Services Company see page 57

..  For financial highlights see page 76

The table below compares the Portfolio's Class A and Class B shares' average annual compounded total returns for the 1-year period and from inception through 12/31/07 with the Morgan Stanley Capital International (MSCI) Emerging Free Index. The MSCI Emerging Markets Free Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. As of June 2007 the MSCI Emerging Markets Index consisted of the following 25 emerging market country indices: Argentina, Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Israel, Jordan, Korea, Malaysia, Mexico, Morocco, Pakistan, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand, and Turkey. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.


   Average Annual Total Return as of 12/31/07
------------------------------------------------
                               Since   Inception
                      1 Year Inception   Date
--------------------- ------ --------- ---------
Class A               36.93%   25.00%   5/1/06
Class B               36.62%   24.65%   5/1/06
MSCI Emerging Markets
 Free Index           39.78%   29.72%*
*Index performance is from 4/30/06.


For information on Massachusetts Financial Services Company's prior performance with a comparable fund, see page 57.

FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2007 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)



                                           Class A Class B
----------------------------------------------------------
Management Fee                              1.00%   1.00%
----------------------------------------------------------
12b-1 Fees                                  None    0.25%
----------------------------------------------------------
Other Expenses                              0.25%   0.27%
----------------------------------------------------------
Total Annual Portfolio Operating Expenses*  1.25%   1.52%
----------------------------------------------------------



        * The Manager and the Trust have entered into an Expense Limitation Agreement whereby the total Annual Portfolio Operating Expenses for the Class A and Class B shares of the Portfolio will not exceed 1.30% and 1.55%, respectively, for the period ended April 30, 2009 and in any year in which the Agreement is in effect. Under certain circumstances, any fees waived or expenses reimbursed by the Manager may, with the approval of the Trust's Board of Trustees, be repaid to the Manager.

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same and that all expense limitations remain in effect only for the period ended April 30, 2009. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES



         Class A  Class B
--------------------------
1 Year   $    128 $    156
--------------------------
3 Years  $    399 $    484
--------------------------
5 Years  $    690 $    835
--------------------------
10 Years $  1,518 $  1,823
--------------------------

                    MFS(R) RESEARCH INTERNATIONAL PORTFOLIO

INVESTMENT OBJECTIVE:

Capital appreciation.

PRINCIPAL INVESTMENT STRATEGY:

The Portfolio normally invests its assets primarily in foreign equity securities, including emerging market equity securities.


The Portfolio may invest a relatively high percentage of its assets in a single country, a small number of countries, or a particular geographic region.

In selecting investments for the Portfolio, the Portfolio's Adviser is not constrained to any particular investment style. The Portfolio's Adviser may invest the Portfolio's assets in the stocks of companies it believes to have above average earnings growth potential compared to other companies (growth companies), in the stocks of companies it believes are undervalued compared to their perceived worth (value companies), or in a combination of growth and value companies.

The Portfolio may invest in companies of any size.


A team of investment research analysts selects investments for the Portfolio. The Portfolio's Adviser allocates the Portfolio's assets to analysts by broad market sectors. The Adviser uses a bottom-up approach in buying and selling investments for the Portfolio.

Investments are selected primarily based on fundamental analysis of issuers and their potential in light of their current financial condition and industry position, and market, economic, political, and regulatory conditions. Factors considered may include analysis of earnings, cash flows, competitive position, and management ability. Quantitative analysis of these and other factors may also be considered.

PRIMARY RISKS:


The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail starting on page 38, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:


  .  Market risk

  .  Foreign investment risk

  .  Market capitalization risk

  .  Investment style risk


The Portfolio may invest a substantial amount of its assets in issuers located in a single country, a limited number of countries, or a particular geographic region. If the Portfolio focuses its investments in this manner, it assumes the risk that economic, political and social conditions in those countries or regions will have a significant impact on its investment performance.

In addition, investments in emerging markets include all of the risks of investments in foreign securities and are subject to severe price declines. The economic and political structures of developing nations, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity. Such countries may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners and economics based on only a few industries. For these reasons, all of the risks of investing in foreign securities are heightened by investing in emerging markets countries. The markets of developing countries have been more volatile than the markets of developed countries with more mature economies. These markets often have provided significantly higher or lower rates of return than developed markets, and significantly greater risks, to investors.

PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.




The bar chart below shows you the performance of the Portfolio's Class B shares, the Portfolio's oldest Class, for each full calendar year since its inception and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart.


               Year-by-Year Total Return as of 12/31 of Each Year

                                    [CHART]


   02     03       04      05       06       07
-------  ------  ------  ------   ------   ------
-11.80%  32.04%  19.56%  16.42%   26.56%   13.29%

High Quarter: 4th - 2003 +15.97%
Low Quarter:  3rd - 2002 -14.58%




 PORTFOLIO MANAGEMENT:

..  Massachusetts Financial Services Company see page 57

..  For financial highlights see page 78

The table below compares the Portfolio's Class A, Class B and Class E shares' average annual compounded total returns for the 1- and 5-year periods and from inception through 12/31/07 with the Morgan Stanley Capital International Europe, Australia and Far East ("MSCI EAFE") Index, a widely recognized unmanaged index which is an aggregate of 15 individual country indices that collectively represent many of the major markets of the world, and the MSCI ACWI (All Country World Index), a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. As of June 2007 the MSCI ACWI consisted of 48 country indices comprising 23 developed and 25 emerging market country indices. The developed market country indices included are: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States. The emerging market country indices included are: Argentina, Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Israel, Jordan, Korea, Malaysia, Mexico, Morocco, Pakistan, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand, and Turkey. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.



       Average Annual Total Return as of 12/31/07
---------------------------------------------------------
                                        Since   Inception
                       1 Year 5 Years Inception   Date
---------------------- ------ ------- --------- ---------
Class A                13.60%  21.65%   11.74%    5/1/01
Class B                13.29%  21.39%   10.37%   2/12/01
Class E                13.38%  21.49%   15.54%  10/31/01
MSCI EAFE Index        11.63%  22.08%    8.90%*
MSCI All Country World
 (Ex.-U.S.) Index      17.12%  24.52%   10.75%*
*Index performance is from 2/1/01.



FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2007, and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)



                                          Class A Class B Class E
----------------------------------------- ------- ------- -------
Management Fee                             0.70%   0.70%   0.70%
-----------------------------------------------------------------
12b-1 Fees                                 None    0.25%   0.15%
-----------------------------------------------------------------
Other Expenses                             0.09%   0.09%   0.09%
-----------------------------------------------------------------
Total Annual Portfolio Operating Expenses  0.79%   1.04%   0.94%
-----------------------------------------------------------------

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES



         Class A  Class B  Class E
-----------------------------------
1 Year   $     81 $    107 $     96
-----------------------------------
3 Years  $    253 $    333 $    301
-----------------------------------
5 Years  $    440 $    577 $    522
-----------------------------------
10 Years $    981 $  1,276 $  1,159
-----------------------------------

                  OPPENHEIMER CAPITAL APPRECIATION PORTFOLIO

INVESTMENT OBJECTIVE:

Capital appreciation.

PRINCIPAL INVESTMENT STRATEGY:

The Portfolio invests mainly in common stocks of "growth companies". These may be newer companies or established companies of any capitalization range that the Adviser believes may appreciate in value over the long term. The Portfolio currently focuses mainly on mid-cap and large-cap domestic companies. The Portfolio may also purchase the securities of foreign issuers.

In deciding what securities to buy or sell, the Portfolio's Adviser looks for growth companies that are believed to have reasonably priced stock in relation to overall stock market valuations. The Adviser focuses on factors that may vary in particular cases and over time in seeking broad diversification of the Portfolio's investments among industries and market sectors. Currently, the Adviser looks for:

  .  Companies with above-average growth potential


  .  Stocks with reasonable valuations relative to their growth potential


  .  Growth rates that the Adviser believes are sustainable over time

PRIMARY RISKS:


The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail starting on page 38, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:


  .  Market risk

  .  Foreign investment risk

  .  Market capitalization risk

  .  Investment style risk


In addition, investments in emerging markets include all of the risks of investments in foreign securities and are subject to severe price declines. The economic and political structures of developing nations, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity. Such countries may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners and economies based on only a few industries. For these reasons, all of the risks of investing in foreign securities are heightened by investing in emerging markets countries. The markets of developing countries have been more volatile than the markets of developed countries with more mature economies. These markets often have provided significantly higher or lower rates of return than developed markets, and significantly greater risks, to investors.

PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

The bar chart below shows you the performance of the Portfolio's Class B shares, the Portfolio's oldest Class, for each full calendar year since its inception and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart.

Year-by-Year Total Return as of 12/31 of Each Year

                                    [CHART]

  02        03       04       05       06        07
-------   ------   ------   ------   ------    ------
-24.73%   28.53%    6.40%    4.71%    7.62%    14.29%

High Quarter: 2nd-2003  +14.54%
Low Quarter:  2nd-2002  -15.52%


The table below compares the Portfolio's Class A, Class B and Class E shares' average annual compounded total returns for the 1- and 5-year periods, as applicable, and from inception through 12/31/07 with the S&P 500 Index and the Russell 1000 Growth Index. The S&P 500 Index is a widely recognized unmanaged index that measures the stock performance of 500 large- and medium-sized companies and is often used to indicate the performance of the overall stock market. The Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.



             Average Annual Total Return as of 12/31/07
--------------------------------------------------------------------
                                                   Since   Inception
                                   1 Year 5 Year Inception   Date
---------------------------------- ------ ------ --------- ---------
Class A                            14.45% 12.22%    5.06%    1/2/02
Class B                            14.29% 11.99%    1.88%   2/12/01
Class E                            14.48%    --    12.08%    5/1/05
S&P 500 Index                       5.49% 12.83%    2.82%*
Russell 1000 Growth Index          11.81% 12.10%   -0.73%*
*Index performance is from 2/1/01.





 PORTFOLIO MANAGEMENT:

..  OppenheimerFunds, Inc. see page 58

..  For financial highlights see page 81

FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2007, and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)



                                                   Class A Class B Class E
     ---------------------------------------------------------------------
     Management Fee                                 0.58%   0.58%   0.58%
     ---------------------------------------------------------------------
     12b-1 Fees                                     None    0.25%   0.15%
     ---------------------------------------------------------------------
     Other Expenses                                 0.04%   0.06%   0.07%
     ---------------------------------------------------------------------
     Total Annual Portfolio Operating Expenses*     0.62%   0.89%   0.80%
     ---------------------------------------------------------------------



        * The Manager and the Trust have entered into an Expense Limitation Agreement whereby the total Annual Portfolio Operating Expenses for the Class A, B and E shares of the Portfolio will not exceed 0.75%, 1.00% and 0.90%, respectively, for the period ended April 30, 2009 and in any year in which the Agreement is in effect. Under certain circumstances, any fees waived or expenses reimbursed by the Manager may, with the approval of the Trust's Board of Trustees, be repaid to the Manager.

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same and that all expense limitations remain in effect only for the period ended April 30, 2009. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES



                                        Class A  Class B  Class E
              ----------------------------------------------------
              1 Year                    $     64 $     91 $     82
              ----------------------------------------------------
              3 Years                   $    199 $    285 $    256
              ----------------------------------------------------
              5 Years                   $    347 $    495 $    446
              ----------------------------------------------------
              10 Years                  $    776 $  1,100 $    993
              ----------------------------------------------------

                         PIMCO TOTAL RETURN PORTFOLIO

INVESTMENT OBJECTIVE:

Maximum total return, consistent with the preservation of capital and prudent investment management.

PRINCIPAL INVESTMENT STRATEGY:


The Portfolio seeks to achieve its investment objective by investing under normal circumstances at least 65% of its net assets in a diversified portfolio of fixed income instruments of varying maturities. The average portfolio duration of the Portfolio normally varies within two years (plus or minus) of the duration of the Lehman Brothers Aggregate Bond Index.

Principal investments include fixed income securities issued by the U.S. government, its subdivisions, agencies or government-sponsored enterprises, or derivatives on them or related indices; mortgage related securities, including stripped mortgage-related securities; corporate bonds and notes and asset-backed securities; commercial paper and other money market instruments; and fixed income securities issued by foreign governments or their subdivisions, agencies and other government-sponsored enterprises and companies that are denominated in U.S. dollars or foreign currencies, some of which may be issued by governments in emerging market countries; other fixed income securities, including structured notes such as hybrid or "indexed" securities and event-linked bonds; loan participations and assignments; delayed funding loans; revolving credit facilities; debt securities issued by states or local governments and their agencies, authorities and other government-sponsored enterprises; and obligations of international agencies or supranational entities. The Portfolio may invest up to 30% of its total assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. The Portfolio may invest up to 15% of its total assets in securities and instruments that are economically tied to emerging market countries. Foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) normally will be limited to 20% of the Portfolio's total assets.

The Portfolio may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities. In addition, the Portfolio may engage in forward commitments, when-issued and delayed delivery securities transactions. The Portfolio may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The "total return" sought by the Portfolio consists of income earned on the Portfolio's investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security.

PRIMARY RISKS:


The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail starting on page 38, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:


  .  Market risk

  .  Interest rate risk

  .  Credit risk

  .  Foreign investment risk

  .  High yield debt security risk

Mortgage-related securities may be issued or guaranteed by the U.S. Government, its agencies or instrumentalities or may be issued by private issuers and as such are not guaranteed by the U.S. Government, its agencies or instrumentalities. Like other debt securities, changes in interest rates generally affect the value of a mortgage-backed security. Additionally, some mortgage-backed securities may be structured so that they may be particularly sensitive to interest rates.

Investments in mortgage-related securities are also subject to special risks of prepayment. Prepayment risk occurs when the issuer of a security can prepay the principal prior to the security's maturity. Securities subject to prepayment risk, including the collateralized mortgage obligations and other mortgage-related securities that the Portfolio can buy, generally offer less potential for gains when prevailing interest rates decline, and have greater potential for loss when interest rates rise depending upon the coupon of the underlying securities. The impact of prepayments on the price of a security may be difficult to predict and may increase the volatility of the price. In addition, early repayment of mortgages underlying these securities may expose the Portfolio to a lower rate of return when it reinvests the principal. Further, the Portfolio may buy mortgage-related securities at a premium. Accelerated prepayments on those securities could cause the Portfolio to lose a portion of its principal investment represented by the premium the Portfolio paid.

If interest rates rise rapidly, prepayments may occur at slower rates than expected, which could have the effect of lengthening the expected maturity of a short- or medium-term security. That could cause its value to fluctuate more widely in response to changes in interest rates. In turn, this could cause the value of the Portfolio's shares to fluctuate more.

Non-mortgage asset-backed securities are not issued or guaranteed by the U.S. Government or its agencies or government-sponsored entities. In the event of a failure of these securities or of mortgage-related securities issued by private issuers to pay interest or repay principal, the assets backing these securities such as automobiles or credit card receivables may be insufficient to support the payments on the securities.

In addition, investments in emerging markets include all of the risks of investments in foreign securities and are subject to severe price declines. The economic and political structures of developing nations, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity. Such countries may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners and economies based on only a few industries. For these reasons, all of the risks of investing in foreign securities are heightened by investing in emerging market countries. The markets of developing countries have been more volatile than the markets of developed countries with more mature economies. These markets often have provided significantly higher or lower rates of return than developed markets, and significantly greater risks, to investors.

The Portfolio's investments in derivatives can significantly increase the Portfolio's exposure to market risk or credit risk of the counterparty. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the relevant assets, rates and indices.

The use of credit default transactions is a highly specialized activity that involves investment techniques and risks that are different from those associated with ordinary portfolio securities transactions. If the Adviser is incorrect in its forecasts of the interest rates, currency exchange rates or market values or its assessments of the credit risks, relevant to these transactions that it enters, the investment performance of the Portfolio may be less favorable than it would have been if the Portfolio had not entered into them.

Because these arrangements are bi-lateral agreements between the Portfolio and its counterparty, each party is exposed to the risk of default by the other. In addition, they may involve a small investment of cash compared to the risk assumed with the result that small changes may produce disproportionate and substantial gains or losses to the Portfolio. However, the Portfolio's obligations under swap agreements generally are collateralized by cash or government securities based on the amount by which the value of the payments that the Portfolio is required to pay exceed the value of the payments that its counterparty is required to make. The Portfolio segregates liquid assets equal to any difference between that excess and the amount of collateral that they are required to provide. Conversely, the Portfolio requires their counterparties to provide collateral on a comparable basis except in those instances in which the Adviser is satisfied with the claims paying ability of the counterparty without such collateral.




PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

 PORTFOLIO MANAGEMENT:

..  Pacific Investment Management Company LLC see page 59

..  For financial highlights see page 84




The bar chart below shows you the performance of the Portfolio's Class B shares, the Portfolio's oldest Class, for each full calendar year since its inception and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart.

               Year-by-Year Total Return as of 12/31 of Each Year

                                    [CHART]


  02      03     04     05      06     07
------  ------  -----  -----  -----  -----
 9.29%   4.31%  4.98%  2.25%  4.52%  7.56%

 High Quarter:   3rd - 2007    +4.15%
 Low Quarter:    2nd - 2004    -2.03%


The table below compares the Portfolio's Class A, Class B and Class E shares' average annual compounded total returns for the 1- and 5-year periods and from inception through 12/31/07 with the Lehman Brothers Aggregate Bond Index, a widely recognized unmanaged index which is a broad measure of the taxable bonds in the U.S. market, with maturities of at least one year. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.



        Average Annual Total Return as of 12/31/07
-----------------------------------------------------------
                                          Since   Inception
                          1 Year 5 Year Inception   Date
------------------------- ------ ------ --------- ---------
Class A                    7.85%  4.96%   6.15%     5/1/01
Class B                    7.56%  4.71%   5.73%    2/12/01
Class E                    7.63%  4.81%   5.10%   10/31/01
Lehman Brothers Aggregate
 Bond Index                6.96%  4.42%   5.63%*
* Index performance is from 1/31/01.



FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2007, as adjusted to assume that current contractual fees and expenses were in effect for all of 2007, and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)



                                          Class A Class B Class E
-----------------------------------------------------------------
Management Fee                             0.48%   0.48%   0.48%
-----------------------------------------------------------------
12b-1 Fees                                 None    0.25%   0.15%
-----------------------------------------------------------------
Other Expenses                             0.04%   0.04%   0.04%
-----------------------------------------------------------------
Total Annual Portfolio Operating Expenses  0.52%   0.77%   0.67%
-----------------------------------------------------------------



EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES



         Class A  Class B  Class E
-----------------------------------
1 Year   $     53 $     79 $     69
-----------------------------------
3 Years  $    167 $    247 $    215
-----------------------------------
5 Years  $    291 $    429 $    374
-----------------------------------
10 Years $    654 $    957 $    837
-----------------------------------

PRIMARY RISKS OF INVESTING IN THE PORTFOLIOS

One or more of the following primary risks may apply to your Portfolio. Please see the Investment Summary for your particular Portfolio to determine which risks apply and for a discussion of other risks that may apply to the Portfolio. Please note that there are many other circumstances that could adversely affect your investment and prevent a Portfolio from reaching its objective, which are not described here.

MARKET RISK


A Portfolio's share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including disappointing corporate earnings, adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or a company may deteriorate. In addition, an assessment by a Portfolio's Adviser of particular companies may prove incorrect, resulting in losses or poor performance by those holdings, even in a rising market. A Portfolio could also miss attractive investment opportunities if its Adviser underweights markets or industries where there are significant returns, and could lose value if the Adviser overweights markets or industries where there are significant declines.


Stocks purchased in initial public offerings (IPOs) have a tendency to fluctuate in value significantly shortly after the IPO relative to the price at which they were purchased. These fluctuations could impact the net asset value and return earned on the Portfolio's shares.

INTEREST RATE RISK

The values of debt securities are subject to change when prevailing interest rates change. When interest rates go up, the value of debt securities and certain dividend paying stocks tends to fall. If your Portfolio invests a significant portion of its assets in debt securities or stocks purchased primarily for dividend income and interest rates rise, then the value of your investment may decline. Alternatively, when interest rates go down, the value of debt securities and certain dividend paying stocks may rise.

Interest rate risk will affect the price of a fixed income security more if the security has a longer maturity because changes in interest rates are increasingly difficult to predict over longer periods of time. Fixed income securities with longer maturities will therefore be more volatile than other fixed income securities with shorter maturities. Conversely, fixed income securities with shorter maturities will be less volatile but generally provide lower returns than fixed income securities with longer maturities. The average maturity and duration of a Portfolio's fixed income investments will affect the volatility of the Portfolio's share price.

CREDIT RISK

The value of debt securities is directly affected by an issuer's ability to pay principal and interest on time. If your Portfolio invests in debt securities, the value of your investment may be adversely affected when an issuer fails to pay an obligation on a timely basis. A Portfolio may also be subject to credit risk to the extent it engages in transactions, such as securities loans, repurchase agreements or certain derivatives, which involve a promise by a third party to honor an obligation to the Portfolio. Such third party may be unwilling or unable to honor its financial obligations.

HIGH YIELD DEBT SECURITY RISK

High yield debt securities, or junk bonds, are securities which are rated below "investment grade" or are not rated, but are of equivalent quality. High yield debt securities range from those for which the prospect for repayment of principal and interest is predominantly speculative to those which are currently in default on principal or interest payments. A Portfolio with high yield debt securities may be more susceptible to credit risk and market risk than a Portfolio that invests only in higher quality debt securities because these lower-rated debt securities are less secure financially and more sensitive to downturns in the economy. In addition, the secondary market for such securities may not be as liquid as that for more highly rated debt securities. As a result, a Portfolio's Adviser may find it more difficult to sell these securities or may have to sell them at lower prices.

You should understand that high yield securities are not generally meant for short-term investing. When a Portfolio invests in high yield securities it generally seeks to receive a correspondingly higher return to compensate it for the additional credit risk and market risk it has assumed.

FOREIGN INVESTMENT RISK

Investments in foreign securities involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject:

  . These risks may include the seizure by the government of company assets, excessive taxation, withholding taxes on dividends and interest, limitations on the use or transfer of portfolio assets, and political or social instability.

  . Enforcing legal rights may be difficult, costly and slow in foreign countries, and there may be special problems enforcing claims against foreign governments.

  . Foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there may be less public information about their operations.

  .  Foreign markets may be less liquid and more volatile than U.S. markets.

  . Foreign securities often trade in currencies other than the U.S. dollar, and a Portfolio may directly hold foreign currencies and purchase and sell foreign currencies. Changes in currency exchange rates will affect a Portfolio's net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of foreign securities. An increase in the strength of the U.S. dollar relative to these other currencies may cause the value of a Portfolio to decline. Certain foreign currencies may be particularly volatile, and foreign governments may intervene in the currency markets, causing a decline in value or liquidity of a Portfolio's foreign currency or securities holdings.

  . Costs of buying, selling and holding foreign securities, including brokerage, tax and custody costs, may be higher than those involved in domestic transactions.

MARKET CAPITALIZATION RISK

Stocks fall into three broad market capitalization categories--large, medium and small. Investing primarily in one category carries the risk that due to current market conditions that category may be out of favor. If valuations of large capitalization companies appear to be greatly out of proportion to the valuations of small or medium capitalization companies, investors may migrate to the stocks of small and mid-sized companies causing a Portfolio that invests in these companies to increase in value more rapidly than a Portfolio that invests in larger, fully-valued companies. Larger more established companies may also be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion. Investing in medium and small capitalization companies may be subject to special risks associated with narrower product lines, more limited financial resources, smaller management groups, and a more limited trading market for their stocks as compared with larger companies. Securities of smaller capitalization issuers may therefore be subject to greater price volatility and may decline more significantly in market downturns than securities of larger companies. In some cases, these companies may be relatively new issuers (I.E., those having continuous operating histories of less than three years) which carries other risks in addition to the risks of other medium and small capitalization companies. New issuers may be more speculative because such companies are relatively unseasoned. These companies will often be involved in the development or marketing of a new product with no established market, which could lead to significant losses.

INVESTMENT STYLE RISK

Different investment styles tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. A Portfolio may outperform or underperform other funds that employ a different investment style. A Portfolio may also employ a combination of styles that impact its risk characteristics. Examples of different investment styles include growth and value investing. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's growth of earnings potential. Also, since growth companies usually invest a high portion of earnings in their business, growth stocks may lack the dividends of some value stocks that can cushion stock prices in a falling market. Growth oriented funds will typically underperform when value investing is in favor. Value stocks are those which are undervalued in comparison to their peers due to adverse business developments or other factors. Value investing carries the risk that the market will not recognize a security's inherent value for a long time, or that a stock judged to be undervalued may actually be appropriately priced or overvalued. Value oriented funds will typically underperform when growth investing is in favor.

ADDITIONAL INVESTMENT STRATEGIES

In addition to the principal investment strategies discussed in each individual Portfolio's Investment Summary, a Portfolio, as indicated in the chart below, may at times invest a portion of its assets in the investment strategies and may engage in certain investment techniques as described below. The SAI provides a more detailed discussion of certain of these and other securities and indicates if a Portfolio is subject to any limitations with respect to a particular investment strategy. These strategies and techniques may involve risks. ALTHOUGH A PORTFOLIO THAT IS NOT IDENTIFIED BELOW IN CONNECTION WITH A PARTICULAR STRATEGY OR TECHNIQUE GENERALLY HAS THE ABILITY TO ENGAGE IN SUCH A TRANSACTION, ITS ADVISER CURRENTLY INTENDS TO INVEST LITTLE, IF ANY, OF THE PORTFOLIO'S ASSETS IN THAT STRATEGY OR TECHNIQUE. (PLEASE NOTE THAT SOME OF THESE STRATEGIES MAY BE A PRINCIPAL INVESTMENT STRATEGY FOR A PARTICULAR PORTFOLIO AND CONSEQUENTLY ARE ALSO DESCRIBED IN THAT PORTFOLIO'S INVESTMENT SUMMARY.) The Portfolios are not limited by this discussion and may invest in other types of securities not precluded by the policies discussed elsewhere in this Prospectus.

                                                                                                            LORD
                                                                                                  LORD     ABBETT
                                                                           MET/AIM               ABBETT    GROWTH
                                                                           CAPITAL     LAZARD     BOND       AND
                                                                         APPRECIATION  MID CAP  DEBENTURE  INCOME
                                                                          PORTFOLIO   PORTFOLIO PORTFOLIO PORTFOLIO
BRADY BONDS                                                                   X
-------------------------------------------------------------------------------------------------------------------
COLLATERALIZED MORTGAGE OBLIGATIONS                                                                 X
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CONVERTIBLE SECURITIES                                                        X           X         X         X
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DEPOSITARY RECEIPTS                                                           X           X         X         X
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DERIVATIVES:
-------------------------------------------------------------------------------------------------------------------
OPTIONS                                                                       X           X
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FUTURES                                                                       X           X
-------------------------------------------------------------------------------------------------------------------
DIRECT PARTICIPATION IN CORPORATE LOANS                                                             X
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DOLLAR ROLL TRANSACTIONS                                                      X
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FOREIGN CURRENCY TRANSACTIONS                                                 X
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FOREIGN DEBT SECURITIES                                                       X                     X
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FOREIGN EQUITY SECURITIES                                                     X           X         X         X
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FORWARD COMMITMENTS, WHEN-ISSUED AND DELAYED DELIVERY SECURITIES              X                     X
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HIGH QUALITY SHORT-TERM DEBT OBLIGATIONS INCLUDING BANKERS'
ACCEPTANCES, COMMERCIAL PAPER AND CERTIFICATES OF DEPOSIT ISSUED OR
GUARANTEED BY BANK HOLDING COMPANIES IN THE U.S., THEIR SUBSIDIARIES
AND FOREIGN BRANCHES OR OF THE WORLD BANK; VARIABLE AMOUNT MASTER
DEMAND NOTES AND VARIABLE RATE NOTES ISSUED BY U.S. AND FOREIGN
CORPORATIONS                                                                              X         X
-------------------------------------------------------------------------------------------------------------------
HIGH YIELD/HIGH RISK DEBT SECURITIES                                                                X
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HYBRID INSTRUMENTS                                                            X
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ILLIQUID AND RESTRICTED SECURITIES                                            X
-------------------------------------------------------------------------------------------------------------------
INDEXED SECURITIES
-------------------------------------------------------------------------------------------------------------------
INTEREST RATE TRANSACTIONS                                                    X
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INVESTMENT GRADE DEBT SECURITIES                                              X                     X
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INVESTMENTS IN OTHER INVESTMENT COMPANIES INCLUDING PASSIVE FOREIGN
INVESTMENT COMPANIES                                                          X
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MORTGAGE-BACKED SECURITIES, INCLUDING GNMA CERTIFICATES, MORTGAGE-BACKED
BONDS                                                                         X                     X
-------------------------------------------------------------------------------------------------------------------
MUNICIPAL SECURITIES
-------------------------------------------------------------------------------------------------------------------
NON-MORTGAGE ASSET-BACKED SECURITIES                                          X
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PIK (PAY-IN-KIND) DEBT SECURITIES AND ZERO-COUPON BONDS                       X                     X
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PREFERRED STOCKS                                                              X           X         X         X
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REAL ESTATE INVESTMENT TRUSTS                                                 X           X
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REPURCHASE AGREEMENTS                                                         X                     X         X
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REVERSE REPURCHASE AGREEMENTS                                                 X                     X         X
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RIGHTS AND WARRANTS                                                           X                     X         X
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SECURITIES LOANS                                                              X           X         X         X
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SHORT SALES (AGAINST THE BOX)                                                 X
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STRUCTURED NOTES
-------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT SECURITIES                                                    X           X         X
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                                                                      MFS(R)
                                                                     EMERGING     MFS(R)     OPPENHEIMER    PIMCO
                                                                      MARKETS    RESEARCH      CAPITAL      TOTAL
                                                                      EQUITY   INTERNATIONAL APPRECIATION  RETURN
                                                                     PORTFOLIO   PORTFOLIO    PORTFOLIO   PORTFOLIO
BRADY BONDS                                                              X                                    X
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COLLATERALIZED MORTGAGE OBLIGATIONS                                                                           X
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CONVERTIBLE SECURITIES                                                   X           X            X           X
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DEPOSITARY RECEIPTS                                                      X           X            X           X
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DERIVATIVES:
-------------------------------------------------------------------------------------------------------------------
OPTIONS                                                                  X           X            X           X
-------------------------------------------------------------------------------------------------------------------
FUTURES                                                                  X           X            X           X
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DIRECT PARTICIPATION IN CORPORATE LOANS                                                                       X
-------------------------------------------------------------------------------------------------------------------
DOLLAR ROLL TRANSACTIONS                                                                                      X
-------------------------------------------------------------------------------------------------------------------
FOREIGN CURRENCY TRANSACTIONS                                            X           X                        X
-------------------------------------------------------------------------------------------------------------------
FOREIGN DEBT SECURITIES                                                  X           X                        X
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FOREIGN EQUITY SECURITIES                                                X           X            X
-------------------------------------------------------------------------------------------------------------------
FORWARD COMMITMENTS, WHEN-ISSUED AND DELAYED DELIVERY SECURITIES         X           X                        X
-------------------------------------------------------------------------------------------------------------------
HIGH QUALITY SHORT-TERM DEBT OBLIGATIONS INCLUDING BANKERS'
ACCEPTANCES, COMMERCIAL PAPER AND CERTIFICATES OF DEPOSIT ISSUED OR
GUARANTEED BY BANK HOLDING COMPANIES IN THE U.S., THEIR SUBSIDIARIES
AND FOREIGN BRANCHES OR OF THE WORLD BANK; VARIABLE AMOUNT MASTER
DEMAND NOTES AND VARIABLE RATE NOTES ISSUED BY U.S. AND FOREIGN
CORPORATIONS                                                                         X            X           X
-------------------------------------------------------------------------------------------------------------------
HIGH YIELD/HIGH RISK DEBT SECURITIES                                                                          X
-------------------------------------------------------------------------------------------------------------------
HYBRID INSTRUMENTS                                                                                            X
-------------------------------------------------------------------------------------------------------------------
ILLIQUID AND RESTRICTED SECURITIES                                       X           X            X           X
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INDEXED SECURITIES                                                       X           X                        X
-------------------------------------------------------------------------------------------------------------------
INTEREST RATE TRANSACTIONS                                               X                                    X
-------------------------------------------------------------------------------------------------------------------
INVESTMENT GRADE DEBT SECURITIES                                         X           X                        X
-------------------------------------------------------------------------------------------------------------------
INVESTMENTS IN OTHER INVESTMENT COMPANIES INCLUDING PASSIVE FOREIGN
INVESTMENT COMPANIES                                                     X           X                        X
-------------------------------------------------------------------------------------------------------------------
MORTGAGE-BACKED SECURITIES, INCLUDING GNMA CERTIFICATES, MORTGAGE-
BACKED BONDS                                                                         X                        X
-------------------------------------------------------------------------------------------------------------------
MUNICIPAL SECURITIES                                                                                          X
-------------------------------------------------------------------------------------------------------------------
NON-MORTGAGE ASSET-BACKED SECURITIES                                     X                                    X
-------------------------------------------------------------------------------------------------------------------
PIK (PAY-IN-KIND) DEBT SECURITIES AND ZERO-COUPON BONDS                  X                                    X
-------------------------------------------------------------------------------------------------------------------
PREFERRED STOCKS                                                         X           X            X           X
-------------------------------------------------------------------------------------------------------------------
REAL ESTATE INVESTMENT TRUSTS                                            X           X            X           X
-------------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS                                                    X           X            X           X
-------------------------------------------------------------------------------------------------------------------
REVERSE REPURCHASE AGREEMENTS                                                                                 X
-------------------------------------------------------------------------------------------------------------------
RIGHTS AND WARRANTS                                                      X           X
-------------------------------------------------------------------------------------------------------------------
SECURITIES LOANS                                                                     X            X           X
-------------------------------------------------------------------------------------------------------------------
SHORT SALES (AGAINST THE BOX)                                            X           X                        X
-------------------------------------------------------------------------------------------------------------------
STRUCTURED NOTES                                                                                              X
-------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT SECURITIES                                               X           X            X           X
-------------------------------------------------------------------------------------------------------------------

BRADY BONDS. Brady Bonds are collateralized or uncollateralized fixed income securities created through the exchange of existing commercial bank loans to public and private entities in certain emerging markets for new bonds in connection with debt restructurings. Brady Bonds have been issued only in the last decade and, accordingly do not have a long payment history. These securities are subject to credit risk and interest rate risk.

COLLATERALIZED MORTGAGE OBLIGATIONS (CMOS). CMOs are fixed income securities secured by mortgage loans and other mortgage-backed securities and are generally considered to be derivatives. CMOs may be issued or guaranteed by the U.S. Government or its agencies or instrumentalities or collateralized by a portfolio of mortgages or mortgage-related securities guaranteed by such an agency or instrumentality or may be non-U.S. Government guaranteed.

CMOs carry general fixed income securities risks, such as credit risk and interest rate risk, and risks associated with mortgage-backed securities, including prepayment risk, which is the risk that the underlying mortgages or other debt may be refinanced or paid off prior to their maturities during periods of declining interest rates. In that case, an Adviser may have to reinvest the proceeds from the securities at a lower rate. Potential market gains on a security subject to prepayment risk may be more limited than potential market gains on a comparable security that is not subject to prepayment risk.

CONVERTIBLE SECURITIES. Convertible securities are preferred stocks or bonds that pay a fixed dividend or interest payment and are convertible into common stock at a specified price or conversion ratio.

Traditionally, convertible securities have paid dividends or interest rates higher than common stocks but lower than nonconvertible securities. They generally participate in the appreciation or depreciation of the underlying stock into which they are convertible, but to a lesser degree. These securities are also subject to market risk, interest rate risk and credit risk.

DEPOSITARY RECEIPTS. Depositary receipts are receipts for shares of a foreign-based corporation that entitle the holder to dividends and capital gains on the underlying security. Receipts include those issued by domestic banks (American Depositary Receipts), foreign banks (Global or European Depositary Receipts), and broker-dealers (depositary shares).

These instruments are subject to market risk and foreign investment risk.

DERIVATIVES. Derivatives are used to limit risk in a Portfolio or to enhance investment return, and have a return tied to a formula based upon an interest rate, index, price of a security, or other measurement. Derivatives include options, futures, forward contracts and related products.

Options are the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price.

Futures are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date.

Forward contracts are contracts to purchase or sell a specified amount of a financial instrument for an agreed upon price at a specified time.

Derivatives may be used to hedge against an opposite position that a Portfolio holds. Any loss generated by the derivatives should be offset by gains in the hedged investment. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains or result in losses or missed opportunities. In addition, derivatives that are used for hedging the Portfolio in specific securities may not fully offset the underlying positions. The counterparty to a derivatives contract also could default. Derivatives that involve leverage could magnify losses.

Derivatives may also be used to maintain a Portfolio's exposure to the market, manage cash flows or to attempt to increase income. Using derivatives for purposes other than hedging is speculative and involves greater risks. In many foreign countries, futures and options markets do not exist or are not sufficiently developed to be effectively used by a Portfolio that invests in foreign securities.

DIRECT PARTICIPATION IN CORPORATE LOANS. By purchasing a loan, the Portfolio acquires some or all of the interest of a bank or other lending institution in a loan to a corporate borrower. Many such loans are secured, and most impose restrictive covenants which must be met by the borrower. These loans are made generally to finance internal growth, mergers, acquisitions, stock repurchases, leveraged buy-outs and other corporate activities. Such loans may be in default at the time of purchase. The Portfolio may also purchase trade or other claims against companies, which generally represent money owed by the company to a supplier of goods or services. These claims may also be purchased at a time when the company is in default. Certain of the loans acquired by a Portfolio may involve revolving credit facilities or other standby financing commitments which obligate the Portfolio to pay additional cash on a certain date or on demand.

The highly leveraged nature of many such loans may make such loans especially vulnerable to adverse changes in economic or market conditions. Loans and other direct investments may not be in the form of securities or may be subject to restrictions on transfer, and only limited opportunities may exist to resell such instruments. As a result, the Portfolio may be unable to sell such investments at an opportune time or may have to resell them at less than fair market value.

DOLLAR ROLL TRANSACTIONS.   Mortgage dollar rolls are transactions in which the
Portfolio sells securities for delivery in the current month and simultaneously contracts with the same counter-party to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date. During the roll period, the Portfolio loses the right to receive principal (including prepayments of principal) and interest paid on the securities sold. However, the Portfolio would benefit to the extent of any difference between the price received for the securities sold and the lower forward price for the future purchase (often referred to as the "drop") or fee income plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. Unless such benefits exceed the income, capital appreciation and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of the Portfolio compared with what such performance would have been without the use of mortgage dollar rolls. Accordingly, the benefits derived from the use of mortgage dollar rolls depend upon the Adviser's ability to manage mortgage prepayments. There is no assurance that mortgage dollar rolls can be successfully employed. All cash proceeds will be invested in instruments that are permissible investments for the Portfolio.

The Portfolio will maintain until the settlement date the segregation, either on the records of the Adviser or with the Trust's custodian, of cash or other liquid securities in an amount equal to the forward purchase price.

FOREIGN CURRENCY TRANSACTIONS. Foreign currency transactions are entered into for the purpose of hedging against foreign exchange risk arising from the Portfolio's investment or anticipated investment in securities denominated in foreign currencies. The Portfolio also may enter into these contracts for purposes of increasing exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. Foreign currency transactions include the purchase of foreign currency on a spot (or cash) basis, contracts to purchase or sell foreign currencies at a future date (forward contracts), the purchase and sale of foreign currency futures contracts, and the purchase of exchange traded and over-the-counter call and put options on foreign currency futures contracts and on foreign currencies.

These hedging transactions do not eliminate fluctuations in the underlying prices of the securities which the Portfolio owns or intends to purchase or sell. They simply establish a rate of exchange which can be achieved at some future point in time.

Foreign currency exchange rates may fluctuate significantly over short periods of time. A forward foreign currency exchange contract reduces the Portfolio's exposure to changes in the value of the currency it will deliver and increases its exposure to changes in the value of the currency it will exchange into. Contracts to sell foreign currency will limit any potential gain which might be realized by the Portfolio if the value of the hedged currency increases. In the case of forward contracts entered into for the purpose of increasing return, the Portfolio may sustain losses which will reduce its gross income. Forward foreign currency exchange contracts also involve the risk that the party with which the Portfolio enters the contract may fail to perform its obligations to the Portfolio. The purchase and sale of foreign currency futures contracts and the purchase of call and put options on foreign currency futures contracts and on foreign currencies involve certain risks associated with derivatives.

FOREIGN DEBT SECURITIES. Foreign debt securities are issued by foreign corporations and governments. They may include Eurodollar obligations and Yankee bonds.

Foreign debt securities are subject to foreign investment risk, credit risk and interest rate risk. Securities in developing countries are also subject to the additional risks associated with emerging markets.

FOREIGN EQUITY SECURITIES. Foreign equity securities are subject to foreign investment risk in addition to the risks applicable to domestic equity securities, such as market risk.

FORWARD COMMITMENTS, WHEN-ISSUED AND DELAYED DELIVERY SECURITIES. Forward commitments, when-issued and delayed delivery securities generally involve the purchase of a security with payment and delivery at some time in the future--I.E., beyond normal settlement. The Portfolios do not earn interest on such securities until settlement and bear the risk of market value fluctuations in between the purchase and settlement dates. New issues of stocks and bonds, private placements and U.S. Government securities may be sold in this manner.

HIGH QUALITY SHORT-TERM DEBT OBLIGATIONS, INCLUDING BANKERS' ACCEPTANCES, COMMERCIAL PAPER AND CERTIFICATES OF DEPOSIT ISSUED OR GUARANTEED BY BANK HOLDING COMPANIES IN THE U.S., THEIR SUBSIDIARIES AND FOREIGN BRANCHES OR OF THE WORLD BANK; VARIABLE AMOUNT MASTER DEMAND NOTES AND VARIABLE RATE NOTES ISSUED BY U.S. AND FOREIGN CORPORATIONS.

Commercial paper is a short-term debt obligation with a maturity ranging from one to 270 days issued by banks, corporations, and other borrowers to investors seeking to invest idle cash.

Variable amount master demand notes differ from ordinary commercial paper in that they are issued pursuant to a written agreement between the issuer and the holder, their amounts may be increased from time to time by the holder (subject to an agreed maximum) or decreased by the holder or the issuer, they are payable on demand, the rate of interest payable on them varies with an agreed formula and they are typically not rated by a rating agency. Transfer of such notes is usually restricted by the issuer, and there is no secondary trading market for them. Any variable amount master demand note purchased by a Portfolio will be regarded as an illiquid security.

These instruments are subject to credit risk, interest rate risk and foreign investment risk.

HIGH YIELD/HIGH RISK DEBT SECURITIES. High yield/high risk debt securities are securities that are rated below investment grade by the primary rating agencies (e.g., BB or lower by S&P, and Ba or lower by Moody's Investors Service, Inc. ("Moody's")). Other terms commonly used to describe such securities include "lower rated bonds," "noninvestment grade bonds," and "junk bonds."

High yield/high risk debt securities are subject to high yield debt security risk as described in "Primary Risks of Investing in the Portfolios" above.

HYBRID INSTRUMENTS. Hybrid instruments are a form of a derivative and combine the elements of futures contracts or options with those of debt, preferred equity or a depositary instrument. They are often indexed to the price of a commodity, particular currency, or a domestic or foreign debt or equity security index. Examples of hybrid instruments include debt instruments with interest or principal payments or redemption terms determined by reference to the value of a currency or commodity or securities index at a future point in time or preferred stock with dividend rates determined by reference to the value of a currency.

Hybrids may bear interest or pay dividends at below market (or even relatively nominal) rates. Under certain conditions, the redemption value of the instrument could be zero. Hybrids can have volatile prices and limited liquidity and their use by the Portfolio may not be successful.

ILLIQUID AND RESTRICTED SECURITIES. Each Portfolio may invest a portion of its assets in restricted and illiquid securities, which are investments that the Portfolio cannot easily resell within seven days at current value or that have contractual or legal restriction on resale. Restricted securities include those which are not registered under the Securities Act of 1933, as amended (the "1933 Act"), and are purchased directly from the issuer or in the secondary market (private placements).

If the Portfolio buys restricted or illiquid securities it may be unable to quickly resell them or may be able to sell them only at a price below current value or could have difficulty valuing these holdings precisely.

In recent years, however, a large institutional market has developed for certain securities that are not registered under the 1933 Act, including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

INDEXED SECURITIES. A Portfolio may invest in indexed securities whose value is linked to foreign currencies, interest rates, commodities, indices or other financial indicators. Most indexed securities are short to intermediate term fixed income securities whose values at maturity (I.E., principal value) or interest rates rise or fall according to changes in the value of one or more specified underlying instruments. Indexed securities may be positively or negatively indexed (I.E., their principal value or interest rates may increase or decrease if the underlying instrument appreciates), and may have return characteristics similar to direct investments in the underlying instrument or to one or more options on the underlying instrument. Indexed securities may be more volatile than the underlying instrument itself and could involve the loss of all or a portion of the principal amount of, or interest on, the instrument.

INTEREST RATE TRANSACTIONS. Interest rate transactions are hedging transactions such as interest rate swaps and the purchase or sale of interest rate caps and floors. They are used by a Portfolio in an attempt to protect the value of its investments from interest rate fluctuations. Interest rate swaps involve the exchange by the Portfolio with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate floor. The Adviser to the Portfolio enters into these transactions on behalf of the Portfolio primarily to preserve a return or spread on a particular investment or portion of its portfolio or to protect against any increase in the price of securities the Portfolio anticipates purchasing at a later date. The Portfolio will not sell interest rate caps or floors that it does not own.

There is the risk that the Adviser may incorrectly predict the direction of interest rates resulting in losses to the Portfolio.

INVESTMENT GRADE DEBT SECURITIES. Investment grade debt securities are securities rated in one of the four highest rating categories by S&P, Moody's or other nationally recognized rating agency. These securities are subject to interest rate risk and credit risk. Securities rated in the fourth investment category by a nationally recognized rating agency (e.g., BBB by S&P and Baa by Moody's) may have speculative characteristics.

INVESTMENTS IN OTHER INVESTMENT COMPANIES, INCLUDING PASSIVE FOREIGN INVESTMENT COMPANIES. When the Portfolio invests in another investment company, it must bear the management and other fees of the investment company, in addition to its own expenses. As a result, the Portfolio may be exposed to duplicate expenses which could lower its value. Investments in passive foreign investment companies also are subject to foreign investment risk.

Passive foreign investment companies are any foreign corporations which generate certain amounts of passive income or hold certain amounts of assets for the production of passive income. Passive income includes dividends, royalties, rent, and annuities.

MORTGAGE-BACKED SECURITIES, INCLUDING GNMA CERTIFICATES, MORTGAGE-BACKED BONDS AND STRIPPED MORTGAGE-BACKED SECURITIES. Mortgage-backed securities include securities backed by Ginnie Mae and Fannie Mae as well as by private issuers. These securities represent collections (pools) of commercial and residential mortgages. These securities are generally pass-through securities, which means that principal and interest payments on the underlying securities (less servicing fees) are passed through to shareholders on a pro rata basis.

These securities carry general fixed income security risks, such as credit risk and interest rate risk, as well as prepayment risk.

MUNICIPAL SECURITIES. Municipal securities are debt obligations issued by local, state and regional governments that provide interest income that is exempt from federal income tax. These securities are subject to interest rate risk and credit risk.

NON-MORTGAGE ASSET-BACKED SECURITIES. Non-mortgage asset-backed securities include equipment trust certificates and interests in pools of receivables, such as motor vehicle installment purchase obligations and credit card receivables. Such securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in the underlying pools of assets. This means that principal and interest payments on the underlying securities (less servicing fees) are passed through to shareholders on a pro rata basis.

The value of some asset-backed securities may be particularly sensitive to changes in prevailing interest rates, and like other fixed income investments, the ability of the Portfolio to successfully use these instruments may depend in part upon the ability of an Adviser to forecast interest rates and other economic factors correctly.

PIK (PAY-IN-KIND) DEBT SECURITIES AND ZERO-COUPON BONDS. PIK debt securities are debt obligations which provide that the issuer may, at its option, pay interest on such bonds in cash or in the form of additional debt obligations. Such investments benefit the issuer by mitigating its need for cash to meet debt service, but also require a higher rate of return to attract investors who are willing to defer receipt of such cash.

Zero-coupon bonds are bonds that provide for no current interest payment and are sold at a discount. These investments pay no interest in cash to its holder during its life and usually trade at a deep discount from their face or par value. These investments may experience greater volatility in market value due to changes in interest rates than debt obligations which make regular payments of interest. The Portfolio will accrue income on such investments for tax accounting purposes, as required, which is distributable to shareholders and which, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities to satisfy the Portfolio's distribution obligations.

These securities are subject to credit risk and interest rate risk.

PREFERRED STOCKS. Preferred stocks are equity securities that generally pay dividends at a specified rate and have preference over common stock in the payment of dividends and liquidation. Preferred stock generally does not carry voting rights.

Preferred stocks are subject to market risk. In addition, because preferred stocks pay fixed dividends, an increase in interest rates may cause the price of a preferred stock to fall.


REAL ESTATE INVESTMENT TRUSTS. REITs are entities which invest in commercial and other real estate properties. Risks associated with investments in securities of companies in the real estate industry include: decline in the value of real estate; risks related to general and local economic conditions; overbuilding and increased competition; increases in property taxes and operating expenses; changes in zoning laws; casualty or condemnation losses; variations in rental income; changes in neighborhood values; the appeal of properties to tenants; and increases in interest rates. In addition, equity REITs may be affected by changes in the values of the underlying property owned by the trusts, while mortgage REITs may be affected by the quality of credit extended. REITs are dependent upon management skills, may not be diversified and are subject to the risks of financing projects. Such REITs are also subject to heavy cash flow dependency, defaults by borrowers, self liquidation and the possibility of failing to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended (the "Code"), and to maintain exemption from the 1940 Act. In the event an issuer of debt securities collateralized by real estate defaults, it is conceivable that the REITs could end up holding the underlying real estate. The Portfolio, as a shareholder of a REIT, bears a portion of the REIT's annual operating expenses.


REPURCHASE AGREEMENTS. Repurchase agreements involve the purchase of a security by a Portfolio and a simultaneous agreement by the seller (generally a bank or dealer) to repurchase the security from the Portfolio at a specified date or upon demand. This technique offers a method of earning income on idle cash.

Repurchase agreements involve credit risk, I.E., the risk that the seller will fail to repurchase the security, as agreed. In that case, the Portfolio will bear the risk of market value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security.

REVERSE REPURCHASE AGREEMENTS. Reverse repurchase agreements involve the sale of a security by a Portfolio to another party (generally a bank or dealer) in return for cash and an agreement by the Portfolio to buy the security back at a specified price and time.

Reverse repurchase agreements will be used primarily to provide cash to satisfy unusually high redemption requests or for other temporary or emergency purposes. Reverse repurchase agreements are considered a form of borrowing by the Portfolio and, therefore, are a form of leverage. Leverage may cause any gains or losses of the Portfolio to be magnified.

RIGHTS AND WARRANTS. Warrants basically are options to purchase equity securities at specific prices valid for a specific period of time. Their prices do not necessarily move parallel to the prices of the underlying securities. Rights are similar to warrants, but normally have a short duration and are distributed directly by the issuer to its shareholders. Rights and warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer. These investments carry the risk that they may be worthless to the Portfolio at the time it may exercise its rights, due to the fact that the underlying securities have a market value less than the exercise price. Warrants also include Low Exercise Price Call Warrants or other structured securities for the purpose of gaining exposure to stocks in difficult to access foreign local markets.

SECURITIES LOANS. For purposes of realizing additional income, a Portfolio may lend securities to broker-dealers or institutional investors approved by the Board of Trustees of the Trust. All securities loans will be made pursuant to agreement requiring the loans to be continuously secured by collateral in cash or high grade debt obligations at least equal at all times to the market value of the loaned securities. The borrower pays to the Portfolio an amount equal to any dividends or interest received on loaned securities. The Portfolio retains all or a portion of the interest received on investment of cash collected or receives a fee from the borrower.

The risk in lending portfolio securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral, or in the recovery of the securities or possible loss of rights in their collateral should the borrower fail financially.

SHORT SALES. Short sales are sales of securities that the seller does not own. The seller must borrow the securities to make delivery to the buyer. A short sale may be uncollateralized or against-the-box. A short sale is "against-the-box" if at all times when the short position is open, the seller owns an equal amount of the securities sold short or securities convertible into, or exchanged without further consideration for, securities of the same issue as the securities sold short.

The price of securities purchased to replace borrowed securities sold short may be greater than proceeds received in the short sale resulting in a loss to the Portfolio.

STRUCTURED NOTES. A form of hybrid investment, structured notes are derivatives on which the amount of principal repayment and/or interest payments is based upon the movement of one or more factors. Structured notes are interests in entities organized and operated for the purpose of restructuring the investment characteristics of debt obligations. Structured notes are typically sold in private placement transactions, and there currently is no active trading market for structured notes.

Structured notes are also subject to credit risk and interest rate risk and can have volatile prices.

U.S. GOVERNMENT SECURITIES. U.S. Government securities include direct obligations of the U.S. Government that are supported by its full faith and credit, like Treasury bills and GNMA certificates. Treasury bills have initial maturities of less than one year, Treasury notes have initial maturities of one to ten years and Treasury bonds may be issued with any maturity but generally have maturities of at least ten years. U.S. Government securities also include indirect obligations of the U.S. Government that are issued by federal agencies and government-sponsored entities, like bonds and notes issued by the Federal Home Loan Bank and Fannie Mae. Unlike Treasury securities, agency securities generally are not backed by the full faith and credit of the U.S. Government. Some agency securities are supported by the right of the issuer to borrow from the Treasury, others are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations and others are supported only by the credit of the sponsoring agency.

U.S. Government securities are subject to interest rate risk. Credit risk is remote.

DEFENSIVE INVESTMENTS


Under adverse market or economic conditions, a Portfolio could invest for temporary defensive purposes some or all of its assets in money market securities or utilize other investment strategies that may be inconsistent with a Portfolio's principal investment strategy. Temporary defensive instruments generally include U.S. government securities, bank time deposits denominated in the currency of any major nation, commercial paper or repurchase agreements. The Adviser may also invest in these types of securities or hold cash while looking for suitable investment opportunities or to maintain liquidity. Although a Portfolio would employ these measures only in seeking to avoid losses, they could reduce the benefit from an upswing in the market or prevent the Portfolio from meeting its investment objective.


PORTFOLIO TURNOVER


The Portfolios' Advisers will sell a security when they believe it is appropriate to do so, regardless of how long a Portfolio has owned that security. Buying and selling securities generally involves some expense to a Portfolio, such as commissions paid to brokers and other transaction costs. Generally speaking, the higher a Portfolio's annual portfolio turnover rate, the greater its brokerage costs. Increased brokerage costs may adversely affect a Portfolio's performance. The Portfolios, with the exception of PIMCO Total Return Portfolio, generally intend to purchase securities for long-term investment and therefore will have a relatively low turnover rate. Annual turnover rate of 100% or more is considered high and will result in increased costs to the Portfolios. PIMCO Total Return Portfolio generally will have annual turnover rates of 100% or more.


DOWNGRADES IN FIXED INCOME DEBT SECURITIES

Unless required by applicable law, the Portfolios are not required to sell or dispose of any debt security that either loses its rating or has its rating reduced after a Portfolio purchases the security.

MANAGEMENT

The Trust's Board of Trustees is responsible for managing the business affairs of the Trust. The Trustees meet periodically to review the affairs of the Trust and to establish certain guidelines which the Manager and Advisers are expected to follow in implementing the investment policies and objectives of the Trust. The Trustees also review the management of the Portfolios' assets by the Advisers. Information about the Trustees and executive officers of the Trust is contained in the SAI.

THE MANAGER


Met Investors Advisory, LLC (the "Manager"), 5 Park Plaza, Suite 1900, Irvine, California 92614, has overall responsibility for the general management and administration of all of the Portfolios. The Manager selects and pays the fees of the Advisers for each of the Trust's Portfolios and monitors each Adviser's investment program. The Manager is an affiliate of MetLife.


As compensation for its services to the Portfolios, the Manager receives monthly compensation at an annual rate of a percentage of the average daily net assets of each Portfolio. The management fees for each Portfolio are:


PORTFOLIO                                  MANAGEMENT FEE
Met/AIM Capital Appreciation Portfolio     0.80% of first $100 million of such assets plus
                                           0.75% of such assets over $100 million up to $200 million
                                           plus 0.70% of such assets over $200 million up to
                                           $1 billion plus 0.65% of such assets over $1 billion
-------------------------------------------------------------------------------------------------------
Lazard Mid Cap Portfolio                   0.70% of first $500 million of such assets plus
                                           0.675% of such assets over $500 million up to $1 billion
                                           plus 0.60% of such assets over $1 billion
-------------------------------------------------------------------------------------------------------
Lord Abbett Bond Debenture Portfolio       0.60% of first $250 million of such assets plus
                                           0.55% of such assets over $250 million up to $500 million
                                           plus 0.50% of such assets over $500 million up to $1 billion plus 0.45% of such assets over $1 billion
-------------------------------------------------------------------------------------------------------
Lord Abbett Growth and Income Portfolio    0.60% of first $600 million of such assets plus
                                           0.55% of such assets over $600 million up to $1.1 billion
                                           plus 0.50% of such assets over $1.1 billion up to $1.5
                                           billion plus 0.45% of such assets over $1.5 billion
-------------------------------------------------------------------------------------------------------
MFS(R) Emerging Markets Equity Portfolio   1.05% of first $250 million of such assets plus
                                           1.00% of such assets over $250 million up to $500 million
                                           plus 0.85% of such assets over $500 million up to $1 billion plus 0.75% of such assets over $1 billion
-------------------------------------------------------------------------------------------------------
MFS(R) Research International Portfolio    0.80% of first $200 million of such assets plus
                                           0.75% of such assets over $200 million up to $500 million
                                           plus 0.70% of such assets over $500 million up to $1 billion plus 0.65% of such assets over $1 billion
-------------------------------------------------------------------------------------------------------
Oppenheimer Capital Appreciation Portfolio 0.65% of first $150 million of such assets plus
                                           0.625% of such assets over $150 million up to $300 million plus 0.60% of such assets over $300 million up to $500
                                           million plus 0.55% of such assets over $500 million up to
                                           $700 million plus 0.525% of such assets over $700 million
                                           up to $900 million plus 0.50% of such assets over
                                           $900 million
-------------------------------------------------------------------------------------------------------
PIMCO Total Return Portfolio               0.50% of first $1.2 billion of such assets plus
                                           0.475% of such assets over $1.2 billion
-------------------------------------------------------------------------------------------------------



A discussion regarding the basis of the decision of the Trust's Board of Trustees to approve the Management Agreement with the Manager and the investment advisory agreements with the Advisers is available in each Portfolio's annual report.

EXPENSE LIMITATION AGREEMENT


In the interest of limiting expenses of certain Portfolios until April 30, 2009, the Manager has entered into an expense limitation agreement with the Trust ("Expense Limitation Agreement"). Pursuant to that Expense Limitation Agreement, the Manager has agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses of the Portfolios set forth below, other than interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, other extraordinary expenses not incurred in the ordinary course of each Portfolio's business and amounts payable pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act, are limited to the following respective expense ratios:



                                                 TOTAL EXPENSES LIMITED TO
      PORTFOLIOS                                 (% OF DAILY NET ASSETS)
      Lazard Mid Cap Portfolio                             0.80%
      MFS(R) Emerging Markets Equity Portfolio             1.30%
      Oppenheimer Capital Appreciation Portfolio           0.75%



Each Portfolio may at a later date reimburse the Manager the management fees waived or limited and other expenses assumed and paid by the Manager pursuant to the Expense Limitation Agreement provided such Portfolio has reached a sufficient asset size to permit such reimbursement to be made without causing the total annual expense ratio of such Portfolio to exceed the percentage limits stated above. Consequently, no reimbursement by a Portfolio will be made unless: (i) the Portfolio's total annual expense ratio is less than the respective percentages stated above; and (ii) the payment of such reimbursement has been approved by the Trust's Board of Trustees.


The total amount of reimbursement to which the Manager may be entitled will equal, at any time, the sum of (i) all investment management fees previously waived or reduced by the Manager and (ii) all other payments previously remitted by the Manager to the Portfolio during any of the previous five fiscal years, less any reimbursement that the Portfolio has previously paid to the Manager with respect to (a) such investment management fees previously waived or reduced and (b) such other payments previously remitted by the Manager to the Portfolio.

THE ADVISERS

Under the terms of the agreements between each Adviser and the Manager, the Adviser will develop a plan for investing the assets of each Portfolio, select the assets to be purchased and sold by each Portfolio, select the broker-dealer or broker-dealers through which the Portfolio will buy and sell its assets, and negotiate the payment of commissions, if any, to those broker-dealers. Each Adviser follows the investment policies set by the Manager and the Board of Trustees for each of the Portfolios. Day-to-day management of the investments in each Portfolio is the responsibility of the Adviser's portfolio managers. The portfolio managers of each Portfolio are indicated below following a brief description of each Adviser. The SAI provides additional information about each committee member's or portfolio manager's compensation, other accounts managed and the person's ownership of securities in the Portfolio.

The Trust and the Manager have received an exemptive order from the Securities and Exchange Commission that permits the Manager, subject to certain conditions, and without the approval of shareholders to: (a) employ a new unaffiliated investment adviser for a Portfolio pursuant to the terms of a new investment advisory agreement, in each case either as a replacement for an existing Adviser or as an additional Adviser; (b) change the terms of any investment advisory agreement; and (c) continue the employment of an existing Adviser on the same advisory contract terms where a contract has been assigned because of a change in control of the Adviser. In such circumstances, shareholders would receive notice of such action, including the information concerning the new Adviser that normally is provided in a proxy statement.

The Manager pays each Adviser a fee based on the Portfolio's average daily net assets. No Portfolio is responsible for the fees paid to each of the Advisers.


INVESCO AIM CAPITAL MANAGEMENT, INC. ("A I M"), 11 Greenway Plaza, Suite 100, Houston, Texas 77046, is the Adviser to the Met/AIM Capital Appreciation Portfolio. A I M has acted as an investment adviser since its organization in 1986. Today, A I M, together with its affiliates, advises or manages investment portfolios, including the Portfolio, encompassing a broad range of investment objectives. A I M is an indirect wholly owned subsidiary of AMVESCAP PLC, London, England. Total net assets under the management of A I M and its affiliates was approximately $149 billion as of December 31, 2007.


A I M uses a team approach to investment management. The individual members of the team are:


  . ROBERT J. LLOYD (lead manager), Senior Portfolio Manager, has been responsible for the Portfolio since 2003 and has been associated with A I M and/or its affiliates since 2000.

  . RYAN A. AMERMAN, Portfolio Manager, has been responsible for the Portfolio since 2008 and has been associated with A I M and/or its affiliates since 1996.


They are assisted by the Adviser's Multi-cap Growth Team which is comprised of portfolio managers and research analysts. Team members provide research support and make securities recommendations with respect to the Portfolio, but do not have day-to-day management responsibilities with respect to the Portfolio. Members of the Team may change from time to time.


LAZARD ASSET MANAGEMENT LLC, 30 Rockefeller Plaza, New York, New York 10112-6300, ("Lazard") serves as the Adviser to the Lazard Mid Cap Portfolio. Lazard is a wholly-owned subsidiary of Lazard, Ltd., Clarendon House, 2 Church Street, Hamilton HM 11, Bermuda. Lazard and its global affiliates provide investment management services to client discretionary accounts with assets totaling approximately $126.9 billion as of December 31, 2007. Its clients are both individuals and institutions, some of whose accounts have investment policies similar to those of the Portfolio.


The following individuals are jointly responsible for managing the Portfolio:

  . CHRISTOPHER BLAKE, Managing Director, Portfolio/Analyst. Christopher Blake is a Managing Director of Lazard and a Portfolio Manager/Analyst for the U.S. Mid Cap and Strategic Equity portfolios (including the North American Equity Fund, the brand name of the U.S. Strategic Equity offshore fund). He joined Lazard in 1995. Mr. Blake was a Lazard Research Analyst covering the consumer sector, and beginning in 1996, was a Research Analyst on the U.S. Small Cap team.

  . GARY BUESSER, CFA, Director, Portfolio Manager. He is a Portfolio Manager for the U.S. Mid Cap and Strategic Equity portfolios. Prior to joining the Lazard in 2000, Mr. Buesser worked for Evergreen Funds, SG Cowen, Shearson Lehman Brothers, and Kidder Peabody. He began working in the investment field in 1983.

  . ROBERT A. FAILLA, CFA, Director, Portfolio Manager. Robert Failla is a Senior Vice President of Lazard, and a Portfolio Manager for the U.S. Mid Cap and Strategic Equity portfolios. Prior to joining Lazard in 2003,
     Mr. Failla was associated with AllianceBernstein, where he worked as a Portfolio Manager on a large-cap and all-cap product. He began working in the investment field in 1993.

  . ANDREW LACEY, Deputy Chairman, U.S. and Global Products. Andrew Lacey is a Deputy Chairman of Lazard for U.S. and Global products. He is also a portfolio manager on the U.S. Equity, U.S. Equity Select, U.S. Equity Value, U.S. Mid Cap, and U.S. Strategic products. Mr. Lacey become a full-time member of the equity team in 1996.

PRIOR EXPERIENCE WITH COMPARABLE FUND


The Lazard Mid Cap Portfolio and the Lazard Mid Cap Fund, which is also advised by Lazard, have substantially similar investment objectives, policies, and strategies. Lazard began managing the Portfolio in December 2005. In order to provide you with information regarding the investment capabilities of Lazard, performance information regarding the Lazard Mid Cap Fund is presented. Management fees paid by the Lazard Mid Cap Fund are greater than the fees paid by the Portfolio. If the same level of management fees charged to the Portfolio had been charged to the Lazard Mid Cap Fund, the average annual return during the period would have been higher than the returns set forth below. This result assumes that the current management fee paid by the Lazard Mid Cap Fund, as a percentage of average net assets, applied to all prior periods. Such performance information should not be relied upon as an indication of the future performance of the Portfolio because, among other things, the asset sizes and expenses of Lazard Mid Cap Fund and the Portfolio will vary.

The table below compares the Lazard Mid Cap Fund's average annual compounded total returns for the 1-, 5- and 10-year periods through 12/31/07 with the S&P Mid Cap 400 Index, an unmanaged index which measures the performance of mid-sized companies and covers approximately 7% of the U.S. equities market. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index. The calculations of total return assume the reinvestment of all dividends and capital gain distributions and the deduction of all recurring expenses that were charged to shareholder accounts. These figures do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower.



          Average Annual Total Return as of 12/31/07
-------------------------------------------------------------
                                         1 Year 5 Year 10 Year
---------------------------------------- ------ ------ -------
Lazard Mid Cap Fund--Institutional Class -2.93% 14.38%   9.61%
S&P Mid Cap 400 Index                     7.98% 16.20%  11.19%

LORD, ABBETT & CO. LLC ("Lord Abbett"), 90 Hudson Street, Jersey City, New Jersey 07302, is the Adviser to the Lord Abbett Bond Debenture and Lord Abbett Growth and Income Portfolios. Founded in 1929, Lord Abbett manages one of the nation's oldest mutual fund complexes, with assets under management of approximately $110 billion in mutual funds and other advisory accounts as of December 31, 2007.


LORD ABBETT BOND DEBENTURE PORTFOLIO


  . Lord Abbett uses a team of investment managers and analysts acting together to manage the Portfolio's investments. CHRISTOPHER J. TOWLE, Partner and Investment Manager of Lord Abbett, heads the team and is primarily responsible for the day-to-day management of the Portfolio. Mr. Towle joined with Lord Abbett in 1987, is the holder of a Chartered Financial Analyst designation and has been in the investment business since 1980. He has been a member of the team since 1993.


LORD ABBETT GROWTH AND INCOME PORTFOLIO


  . ELI M. SALZMANN is primarily responsible for the day-to-day management of the Portfolio. Mr. Salzmann is a partner of Lord Abbett and has been with Lord Abbett since 1997. Mr. Salzmann is the Investment Team Leader and has been a member of the investment team since 1998.

MASSACHUSETTS FINANCIAL SERVICES COMPANY ("MFS"), 500 Boylston Street, Boston, Massachusetts 02116, is the Adviser to the MFS(R) Emerging Markets Equity and MFS(R) Research International Portfolios. MFS is America's oldest mutual fund organization. MFS is a subsidiary of Sun Life of Canada (U.S.) Financial Services Holdings, Inc., which in turn is an indirect wholly-owned subsidiary of Sun Life Financial, Inc. (a diversified financial services organization). MFS and its predecessor organizations have a history of money management dating from 1924 and the founding of the first mutual fund, Massachusetts Investors Trust. Net assets under the management of the MFS organization were approximately $198 billion as of December 31, 2007.

MFS(R) EMERGING MARKETS EQUITY PORTFOLIO

  . The Portfolio is managed by NICHOLAS D. SMITHIE, an investment officer of MFS. Mr. Smithie has been a portfolio manager with MFS since 2002 and has been in the investment management area of MFS since 1998.

PRIOR EXPERIENCE WITH COMPARABLE FUND

The MFS(R) Emerging Markets Equity Portfolio and the MFS(R) Emerging Markets Equity Fund, which is also advised by MFS, have substantially similar investment objectives, policies, and strategies. Since the Portfolio commenced operations in 2006, it does not have a significant operating history. MFS began managing all of the assets of the MFS(R) Emerging Markets Equity Fund on November 30, 1999. Prior to November 30, 1999, another investment adviser managed certain assets of the Fund. Performance information for periods prior to November 30, 1999 reflects this former sub-investment advisory relationship. In order to provide you with information regarding the investment capabilities of MFS, performance information regarding the MFS(R) Emerging Markets Equity Fund is presented. Management fees paid by the MFS(R) Emerging Markets Equity Fund are the same as the fees paid by the Portfolio. Such performance information should not be relied upon as an indication of the future performance of the Portfolio because, among other things, the asset sizes and expenses of MFS(R) Emerging Markets Equity Fund and the Portfolio will vary.

The table below compares the MFS(R) Emerging Markets Equity Fund's average annual compounded total returns for the 1-, 5- and 10-year periods through 12/31/07 with the Morgan Stanley Capital International (MSCI) Emerging Markets Free Index, an unmanaged market capitalization weighted index that is designed to measure equity market performance in the global emerging markets. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index. The calculations of total return assume the reinvestment of all dividends and capital gain distributions and the deduction of all recurring expenses that were charged to shareholder accounts. These figures do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower.



                Average Annual Total Return as of 12/31/07
-------------------------------------------------------------------------
                                                     1 Year 5 Year 10 Year
---------------------------------------------------- ------ ------ -------
MFS(R) Emerging Markets Equity Fund (Class A shares)
 (without sales charge)                              35.46% 35.61%  12.55%
MSCI Emerging Markets Index                          39.78% 37.46%  14.53%



MFS(R) RESEARCH INTERNATIONAL PORTFOLIO

  . The Portfolio is managed by a committee of research analysts under the general supervision of THOMAS MELENDEZ and JOSE LUIS GARCIA.

  . MR. MELENDEZ, an investment officer of MFS, joined MFS in 2002 as an associate portfolio manager with more than ten years experience, including three years as an Emerging Market Product Specialist for Schroders North America, two years as a General Manager for Schroders Argentina and three years as a Vice President, Latin American Fund Manager for Schroders Capital Management International, London.

  . MR. GARCIA, an investment officer of MFS and global equity research analyst, joined MFS in 2002. Prior to joining MFS, Mr. Garcia was Chief Executive Officer of Telefonica B2B in Mexico City for two years and for two years prior to that position, Principal of Texas Pacific Group.

OPPENHEIMERFUNDS, INC. ("Oppenheimer"), Two World Financial Center, 225 Liberty Street, 11/th/ Floor, New York, New York 10281, is the Adviser to the Oppenheimer Capital Appreciation Portfolio. Oppenheimer has been an investment adviser since January 1960. Oppenheimer (including affiliates) managed more than $260 billion in assets as of December 31, 2007, including other Oppenheimer funds with more than 6 million shareholder accounts.

  .  MARC L. BAYLIN, CFA acts as manager of the Portfolio.


  . MR. BAYLIN joined Oppenheimer on September 6, 2005 as a Vice President. Prior to joining Oppenheimer, he was Managing Director and Lead Portfolio Manager at JP Morgan Fleming Investment Management from June 2002 to August 2005 and was a Vice President of T. Rowe Price where he was an analyst from June 1993 and a portfolio manager from March 1999 to June 2002.

PACIFIC INVESTMENT MANAGEMENT COMPANY LLC ("PIMCO"), 840 Newport Center Drive, Newport Beach, California 92660, is the Adviser to the PIMCO Total Return Portfolio. PIMCO, a Delaware limited liability company, is a majority-owned subsidiary of Allianz Global Investors of America L.P. ("AGI LP"). Allianz SE is the indirect majority owner of AGI LP. Allianz SE is a European-based, multinational insurance and financial services holding company. Pacific Life Insurance Company holds an indirect minority interest in AGI LP. As of December 31, 2007, PIMCO had approximately $746.3 billion in assets under management.



  . WILLIAM H. GROSS, CFA, Managing Director and co-chief investment officer, was a founding partner of PIMCO in 1971.

DISTRIBUTION PLANS

Each Portfolio has adopted for its Class B and Class E shares a plan pursuant to Rule 12b-1 under the 1940 Act (the "Plan") and pursuant to the Plan, entered into a Distribution Agreement with MetLife Investors Distribution Company, located at 5 Park Plaza, Suite 1900, Irvine, California 92614. MetLife Investors Distribution Company is an affiliate of the Manager, and serves as principal underwriter for the Trust. The Plan permits the use of Trust assets to help finance the distribution of the shares of the Portfolios. Under the Plan, the Trust, on behalf of the Portfolios, is permitted to pay to various service providers up to 0.50% for Class B shares and up to 0.25% for Class E shares of the average daily net assets of each Portfolio allocated, as applicable, to Class B and Class E shares as payment for services rendered in connection with the distribution of the shares of the Portfolios. Currently, payments with respect to Class B and Class E shares are limited to 0.25% and 0.15%, respectively, of average net assets, which amount may be increased to the full Plan amount by the Trustees of the Trust without shareholder approval. Because these fees are paid out of Trust assets on an on-going basis, over time these costs will increase the cost of your investment and may cost you more than other types of sales charges.


YOUR INVESTMENT

SHAREHOLDER INFORMATION

The separate accounts of MetLife are the record owners of the Portfolios' shares. Any reference to the shareholder in this Prospectus technically refers to those separate accounts and not to you, the Contract owner. The legal rights of you, the Contract owner, are different from the legal rights of the record owner.

However, MetLife is required to solicit instructions from Contract owners when voting on shareholder issues. Any voting by MetLife as shareholder would therefore reflect the actual votes of Contract owners. Neither the Securities and Exchange Commission nor MetLife requires any specific minimum percentage of Contract owners to vote in order for MetLife to echo vote the remaining unvoted votes. MetLife seeks to obtain a reasonable level of turnout given the particular voting trend. MetLife may use various methods of encouraging Contract owners to vote, including additional solicitations. The practice of echo voting means that a minority of Contract owners may, in practice, determine whether an item passes or fails.

Please see "Voting Rights" in the prospectus for the Contracts accompanying this Prospectus for more information on your voting rights.

DISCLOSURE OF PORTFOLIO HOLDINGS

Shares of the Trust are offered only to separate accounts of the Insurance Companies. The following information is generally made available on one or more of the Insurance Company websites (including www.metlifeinvestors.com): (i) the ten largest portfolio holdings of each Portfolio; (ii) unless the Adviser has objected, the percentage of the Portfolio's net assets that each of the portfolio holdings represents; and (iii) the percentage of the Portfolio's net assets that these holdings represent in the aggregate. Unless the Adviser has objected, this information is posted on the website as early as on or about the tenth business day following the calendar quarter and no later than on or about the first business day of the second month following the calendar quarter. The Trust may exclude any portion of these holdings from the posting when deemed in the best interest of the Trust. These postings generally remain until replaced by new postings as described above. For these purposes, a Portfolio's ten largest portfolio holdings are not considered to include swaps, futures, or forward currency transactions or transactions transmitted to the Trust's custodian after certain established cut-off times.

A description of the Portfolios' policies and procedures with respect to the disclosure of the Portfolios' portfolio securities is available in the SAI.

DIVIDENDS, DISTRIBUTIONS AND TAXES

DIVIDENDS AND DISTRIBUTIONS

Each Portfolio intends to distribute substantially all of its net investment income, if any. Each Portfolio distributes its dividends from its net investment income to MetLife's separate accounts at least once a year and not to you, the Contract owner. These distributions are in the form of additional shares and not cash. The result is that a Portfolio's investment performance, including the effect of dividends, is reflected in the cash value of the Contracts. Please see the Contract prospectus accompanying this Prospectus for more information.

All net realized long- or short-term capital gains of each Portfolio are also declared once a year and reinvested in the Portfolio.

TAXES

Please see the Contract prospectus accompanying this Prospectus for a discussion of the tax impact on you resulting from the income taxes the separate accounts owe as a result of their ownership of a Portfolio's shares and their receipt of dividends and capital gains.

Each Portfolio expects to qualify and to continue to qualify as a regulated investment company under Subchapter M of the Code. As qualified, a Portfolio is not subject to federal income tax on that part of its taxable income that it distributes to you. Taxable income consists generally of net investment income, and any capital gains. It is each Portfolio's intention to distribute all such income and gains.

Shares of each Portfolio are currently offered only to the separate accounts of MetLife. Separate accounts are insurance company separate accounts that fund life insurance policies and annuity contracts. Under the Code, an insurance company pays no tax with respect to income of a qualifying separate account when the income is properly allocable to the value of eligible variable annuity or variable life insurance contracts. For a discussion of the taxation of life insurance companies and the separate accounts, as well as the tax treatment of the policies and annuity contracts and the holders thereof, see the discussion of federal income tax considerations included in the prospectus for the Contracts.

Section 817(h) of the Code and the regulations thereunder impose "diversification" requirements on the assets underlying a Contract. Each Portfolio intends to maintain diversification which will allow each Contract to satisfy these requirements. These requirements are in addition to the diversification requirements imposed on each Portfolio by Subchapter M and the 1940 Act. Technically, the section 817(h) requirements provide that, with limited exceptions, as of the end of each calendar quarter or within thirty days thereafter no more than 55% of the assets underlying a Contract may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments, and no more than 90% by any four investments. For this purpose, an investment in a Portfolio is treated not as a single investment but as an investment in each asset owned by the Portfolio, so long as shares of the Portfolio are owned only by separate accounts of insurance companies, by qualified pension and retirement plans, and by a limited class of other investors. The Portfolios are and will be so owned. Thus so long as each Portfolio meets the section 817(h) diversification tests, each Contract will also meet those tests. See the prospectus for the Contracts.

The foregoing is only a summary of some of the important federal income tax considerations generally affecting a Portfolio and you; see the SAI for a more detailed discussion. You are urged to consult your tax advisers.

REPORT TO POLICYHOLDERS

The fiscal year of each Portfolio ends on December 31 of each year. The Trust will send to you, at least semi-annually, reports which show the Portfolios' composition and other information. An annual report, with audited information, will be sent to you each year.

SALES AND PURCHASES OF SHARES


The Trust does not sell its shares directly to the public. The Trust continuously sells Class A shares, Class B shares and Class E shares of the Portfolios, as applicable, only to the separate accounts of MetLife to fund Contracts. The Trust could also offer shares to other separate accounts of other insurers if approved by the Board of Trustees.


PURCHASE AND REDEMPTION OF SHARES

MetLife Investors Distribution Company is the principal underwriter and distributor of the Trust's shares. MetLife Investors Distribution Company places orders for the purchase or redemption of shares of each Portfolio based on, among other things, the amount of net Contract premiums or purchase payments transferred to the separate accounts, transfers to or from a separate account investment division and benefit payments to be effected on a given date pursuant to the terms of the Contract. Such orders are effected, without sales charge, at the net asset value per share for each Portfolio determined on that same date. The Trust reserves the right to reject or limit all or part of any purchase or exchange order for any reason.

The Portfolios are available as investment options under a number of different variable insurance products, many of which do not limit the number of transfers among the available underlying funds. A large number of transfers could raise transaction costs for a Portfolio and could require the Adviser to maintain increased cash reserves, which could harm performance in rising markets.


Shares of the Portfolios are sold and redeemed at their net asset value without the imposition of any sales commission or redemption charge. Class A shares are not subject to a Rule 12b-1 fee. Class B and Class E shares are subject to a Rule 12b-1 fee of 0.25% and 0.15%, respectively, of average daily net assets. (However, certain sales or other charges may apply to the Contract, as described in the Contract prospectus.) Under certain circumstances, redemption proceeds may be paid in securities or other property rather than in cash if the Manager determines it is in the best interests of the Trust.


MARKET TIMING

The Trust's Board of Trustees has adopted certain procedures, described below, to discourage certain types of trading in Portfolio shares that may be harmful to long-term investors, specifically (i) trading that is designed to exploit pricing inefficiencies and thereby dilute the returns of long-term investors; or (ii) frequent trading by an investor that generates sufficiently volatile cash flows to be disruptive to a portfolio manager's ability to manage a Portfolio's assets ((i) or (ii), "market timing"). The Trust is not intended for investment by market timers. The Trust does not knowingly accommodate market timing in any Portfolio and, to the Trust's knowledge, there are no arrangements currently in place that are designed to permit any contract owner to engage in market timing. As discussed above, the Trust reserves the right to reject or limit all or part of any purchase or exchange order for any reason.


The Trust requires that the insurance company separate accounts that invest in the Portfolios have in place policies and procedures reasonably designed to detect and deter market timing in the separate accounts by contract owners. In addition, the Manager monitors cashflows of certain Portfolios identified as presenting pricing inefficiencies that could potentially be exploited by market timers, and, with respect to each Portfolio, conducts certain tests to help detect cash outflows or cashflow volatility that may be disruptive to a portfolio manager's ability to manage the Portfolio. If, based on such monitoring, the Manager believes (i) that a Portfolio's cash flows may reflect a pattern of market timing or (ii) that a Portfolio's cash flows may reflect frequent trading that is disruptive to the management of the Portfolio and it is appropriate given the context of the cash flow volatility (e.g., type of Portfolio, amount of assets), the Manager will refer the matter to the appropriate insurance company or companies.

Further, in accordance with Rule 22c-2 under the 1940 Act, the Trust has contracted with insurance separate accounts to enable it to request and receive information regarding transactions in the shares of the Trust's Portfolios and limit transactions that violate the Trust's policies on market timing.

If the Trust finds that any insurance company has in place inadequate policies and procedures, with respect to a particular separate account, to detect and deter market timing in Portfolio shares and there is evidence of market timing in that separate account, the Trust or any of its Portfolios may be discontinued as an investment option of that separate account. In such an event, all contract owners of such separate account would no longer be able to make new investments in the Trust or any of its Portfolios. The Trust reserves the right to modify this policy, including any procedures established from time to time to effectuate this policy, at any time without notice.

LIMITATIONS ON THE TRUST'S ABILITY TO DETECT AND DETER MARKET TIMING

The Portfolios are available as investment options under a number of different variable insurance products. Owners of these variable insurance products transfer value among sub-accounts of the insurance company separate accounts by contacting the insurance companies. The resulting purchases and redemptions of Portfolio shares are made through omnibus accounts of the insurance companies. The right of an owner of such a variable insurance product to transfer among sub-accounts is governed by a contract between the insurance company and such owner. Many of these contracts do not limit the number of transfers among the available underlying funds that a contract owner may make. The terms of these contracts, the presence of financial intermediaries (including the insurance companies) between the Trust and contract owners, the utilization of omnibus accounts by these intermediaries and other factors such as state insurance laws may limit the Trust's ability to detect and deter market timing. Multiple tiers of such financial intermediaries may further compound the Trust's difficulty in detecting and deterring such market timing activities.

RISKS ASSOCIATED WITH MARKET TIMING GENERALLY

While the Trust will try to detect and deter market timing by utilizing the procedures described above, these procedures may not be successful in identifying or deterring market timing. By realizing profits through short-term trading, contract owners that engage in market timing activities may dilute the value of shares held by long-term investors. Cashflow volatility resulting from frequent trading of Portfolio shares, especially involving large dollar amounts, may disrupt a portfolio manager's ability to manage the Portfolio's assets. Frequent trading may be disruptive if it makes it difficult for a Portfolio to implement its long-term investment strategies, for example by causing the Portfolio to maintain a higher level of its assets in cash to accommodate such frequent trading. Frequent trading may also be disruptive if it forces a Portfolio to sell portfolio securities at inopportune times to raise cash to accommodate such trading activity. In addition, frequent trading may cause a Portfolio to incur increased expenses. For example, as a result of such frequent trading, a Portfolio may be forced to liquidate investments and thereby incur increased brokerage costs and realization of taxable capital gains without attaining any investment advantage. All of these factors may adversely affect Portfolio performance.

Associated with an investment in a Portfolio that itself invests in securities that are, for example, thinly traded, traded infrequently, or relatively less liquid is the risk that the current market price for the securities may not accurately reflect current market values. A market timer may seek to engage in strategies designed to take advantage of these pricing differences ("price arbitrage") and thereby dilute the returns of long-term investors. Portfolios that may be ad-versely affected by price arbitrage include those Portfolios that significantly invest in small cap equity securities and in certain fixed-income securities, such as high yield bonds.

A Portfolio that invests significantly in foreign securities may be particularly susceptible to strategies designed to exploit pricing inefficiencies. This is because foreign securities are typically traded on markets that close well before the time a Portfolio calculates its net asset value (typically at 4:00 p.m. Eastern Time), which gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities. The time zone differences among international stock markets can allow a market timer engaging in certain strategies to exploit differences in Portfolio share prices that are based on closing prices of foreign securities established some time before the Portfolio calculates its own share price (a type of price arbitrage referred to as "time zone arbitrage"). As discussed more fully below, the Trust has procedures, referred to as fair value pricing, that allow the Trust to adjust closing market prices of foreign securities to reflect what is believed to be the fair value of those securities at the time a Portfolio calculates its net asset value. While there is no assurance, the Portfolios expect that the use of fair value pricing will reduce a market timer's ability to engage in time zone arbitrage to the detriment of Portfolio shareholders.

VALUATION OF SHARES


Each Portfolio's net asset value ("NAV") per share is ordinarily determined once daily, as of the close of the regular session of business on the New York Stock Exchange (NYSE) (usually at 4:00 p.m., Eastern Time), on each day the NYSE is open. To the extent that the Portfolio's assets are traded in other markets when the NYSE is closed, the value of the Portfolio's assets may be effected on days when the Trust is not open for business. In addition, trading in some of the Portfolio's assets may not occur when the Trust is open for business.

NAV of a Portfolio share is computed by dividing the value of the net assets of the Portfolio by the total number of shares outstanding in the Portfolio. Share prices for any transaction are those next calculated after receipt of an order.


Except for money market instruments maturing in 60 days or less and foreign securities as discussed below, securities held by the Portfolios are valued at market value. If market values are not readily available, or if available market quotations are not reliable, securities are priced at their fair value as determined by the Valuation Committee of the Trust's Board of Trustees using procedures approved by the Board of Trustees. The Portfolios may use fair value pricing if the value of a security has been materially affected by events occurring before the Portfolio's calculation of NAV but after the close of the primary markets on which the security is traded. The Portfolios may also use fair value pricing if reliable market quotations are unavailable due to infrequent trading or if trading in a particular security was halted during the day and did not resume prior to the Portfolios' calculation of NAV. The use of fair value pricing has the effect of valuing a security based upon the price a Portfolio might reasonably expect to receive if it sold that security but does not guarantee that the security can be sold at the fair value price. Further, because of the inherent uncertainty of fair valuation, a fair valuation price may differ significantly from the value that would have been used had a ready market for the investment existed, and these differences could be material. With respect to any portion of a Portfolio's assets that is invested in other open-end investment companies, that portion of the Portfolio's NAV is calculated based on the NAV of that investment company. The prospectus for the other investment company explains the circumstances and effects of fair value pricing for that investment company.

Each Portfolio has retained a third party pricing service to automatically fair value each of its investments that is traded principally on a foreign exchange or market, subject to adjustment by the Trust's Valuation Committee. The Valuation Committee will regularly monitor and review the services provided by the pricing service to the Portfolios and periodically report to the Board on the pricing services' performance.

Money market instruments maturing in 60 days or less are valued on the amortized cost basis.

FINANCIAL HIGHLIGHTS


The following financial highlights tables are intended to help you understand each Portfolio's Class A, Class B and Class E shares financial performance, as applicable, for the past 5 years (or for its period of operation in the case of Portfolios that have operated for less than 5 years). Certain information reflects financial results for a single Portfolio share. Total return in each table shows how much an investment in a Portfolio would have increased (or decreased) during each period (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, whose report is included in the Annual Report of each Portfolio, which are available upon request. The information for the periods ended December 31, 2007, December 31, 2006, October 31, 2006, and October 31, 2005 in the case of Met/AIM Capital Appreciation Portfolio has been audited by Deloitte & Touche LLP. For the years 2003 and 2004, other independent accountants have audited this information with respect to Met/AIM Capital Appreciation Portfolio.

                                        MET/AIM CAPITAL APPRECIATION PORTFOLIO*



                                                                          FOR THE YEARS ENDED OCTOBER 31,
                                                             PERIOD ENDED -------------------------------
                                          FOR THE YEAR ENDED DECEMBER 31,
                                             DECEMBER 31,     2006(A)(B)
CLASS A                                        2007(A)       ------------ 2006(A) 2005(A)  2004    2003
--------------------------------------------------------------            -------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD            $10.83          $12.04    $11.11   $9.98    $9.63   $8.04
                                                ------         -------    ------  ------  ------- -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME (LOSS)                      0.01         0.00(c)      0.01    0.04   (0.02)  (0.02)
NET REALIZED AND UNREALIZED GAINS                 1.28            0.31      1.01    1.10     0.37    1.61
(LOSSES)                                        ------         -------    ------  ------  ------- -------
TOTAL FROM INVESTMENT OPERATIONS                  1.29            0.31      1.02    1.14     0.35    1.59
                                                ------         -------    ------  ------  ------- -------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME            (0.01)          (0.02)    (0.02)  (0.01)       --      --
DISTRIBUTIONS FROM NET REALIZED CAPITAL         (0.03)          (1.50)    (0.07)      --       --      --
GAINS                                           ------         -------    ------  ------  ------- -------
TOTAL DISTRIBUTIONS                             (0.04)          (1.52)    (0.09)  (0.01)       --      --
                                                ------         -------    ------  ------  ------- -------
NET ASSET VALUE, END OF PERIOD                  $12.08          $10.83    $12.04  $11.11    $9.98   $9.63
                                                ------         -------    ------  ------  ------- -------
TOTAL RETURN                                    11.92%          2.52%+     9.18%  11.47%    3.63%  19.78%
                                                ------         -------    ------  ------  ------- -------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)         $210.8          $198.3      $202    $238     $234    $178
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                         0.82%         0.88%++     0.92%   0.85%  0.85%**   0.85%
NET INVESTMENT INCOME (LOSS)                     0.08%         0.09%++     0.11%   0.34%  (0.18)% (0.25)%
PORTFOLIO TURNOVER RATE                          70.4%          12.4%+    113.0%   83.0%    71.0%   49.0%
(1) RATIO OF OPERATING EXPENSES TO
AVERAGE NET ASSETS BEFORE
REIMBURSEMENT BY THE MANAGER AND
BROKER REBATES:                                  0.86%         0.93%++       N/A     N/A      N/A     N/A

--------------------------------------------------------------------------------

+  Non-annualized
++ Annualized.
N/A Not applicable.
* On May 1, 2006, the Portfolio received, through a plan of reorganization, all of the assets and assumed the liabilities of the AIM Capital
   Appreciation Portfolio, a portfolio of The Travelers Series Trust, that followed the same investment objective as the Portfolio. The information for each of the periods prior to May 1, 2006 is that of the predecessor AIM Capital Appreciation Portfolio and its predecessor fund.
** The Manager waived a portion of its management fee for the year ended
   October 31, 2004. The actual expense ratio did not change due to this waiver.
(a) Net investment income (loss) per share was calculated using average shares outstanding.
(b) Fiscal year end changed on November 1, 2006 from October 31 to December 31.
(c) Rounds to less than $0.005 per share.

  MET/AIM CAPITAL APPRECIATION PORTFOLIO


                                                                                  FOR THE PERIOD FROM
                                                                                     APRIL 28, 2007
                                                                                    (COMMENCEMENT OF
                                                                                     OPERATIONS) TO
CLASS E                                                                           DECEMBER 31, 2007(A)
------------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                                                      $11.41
                                                                                       ---------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT LOSS                                                                       (0.01)
NET REALIZED AND UNREALIZED GAINS                                                           0.49
                                                                                       ---------
TOTAL FROM INVESTMENT OPERATIONS                                                            0.48
                                                                                       ---------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                                                          --
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS                                                 --
                                                                                       ---------
TOTAL DISTRIBUTIONS                                                                           --
                                                                                       ---------
NET ASSET VALUE, END OF PERIOD                                                            $11.89
                                                                                       ---------
TOTAL RETURN                                                                              4.21%+
                                                                                       ---------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                                                    $20.8
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                                                 0.97%++
NET INVESTMENT LOSS                                                                    (0.14)%++
PORTFOLIO TURNOVER RATE                                                                   70.4%+
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS BEFORE REIMBURSEMENT BY THE
MANAGER AND BROKER REBATES:                                                              1.01%++

--------------------------------------------------------------------------------

+  Non-annualized
++ Annualized

(a) Net investment income per share was calculated using average shares outstanding.

                                                       LAZARD MID CAP PORTFOLIO



                                                         FOR THE YEARS ENDED DECEMBER 31,
                                                      ---------------------------------------
CLASS A                                               2007(A) 2006(A) 2005(A) 2004(A) 2003(A)
---------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                   $13.74 $13.65  $14.13  $12.33   $9.85
                                                      ------- ------  ------  ------  ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                    0.13   0.10    0.04    0.08    0.01
NET REALIZED AND UNREALIZED GAINS (LOSSES)             (0.33)   1.75    1.16    1.72    2.58
                                                      ------- ------  ------  ------  ------
TOTAL FROM INVESTMENT OPERATIONS                       (0.20)   1.85    1.20    1.80    2.59
                                                      ------- ------  ------  ------  ------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                   (0.09) (0.08)  (0.06)      --  (0.01)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS          (1.28) (1.68)  (1.62)      --  (0.10)
                                                      ------- ------  ------  ------  ------
TOTAL DISTRIBUTIONS                                    (1.37) (1.76)  (1.68)      --  (0.11)
                                                      ------- ------  ------  ------  ------
NET ASSET VALUE, END OF PERIOD                         $12.17 $13.74  $13.65  $14.13  $12.33
                                                      ------- ------  ------  ------  ------
TOTAL RETURN                                          (2.47)% 14.87%   8.40%  14.60%  26.42%
                                                      ------- ------  ------  ------  ------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                $550.8 $312.2   $89.0   $58.8    $4.5
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES**                                              0.75%  0.77%   0.79%   0.85%   0.93%
NET INVESTMENT INCOME                                   0.96%  0.76%   0.63%   0.59%   0.10%
PORTFOLIO TURNOVER RATE                                 89.9%  65.4%  170.0%   90.7%   36.2%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                0.76%  0.80%   0.82%  0.83%*  0.96%*
RATIO OF EXPENSES TO AVERAGE NET ASSETS AFTER BROKER
REBATES:**                                                N/A    N/A     N/A     N/A   0.92%

--------------------------------------------------------------------------------

* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
** Prior to 05/01/2003, broker rebates were excluded from the calculation of the expense limitation.
N/A Not applicable
(a) Net investment income per share was calculated using average shares outstanding.

  LAZARD MID CAP PORTFOLIO



                                                          FOR THE YEARS ENDED DECEMBER 31,
                                                      -----------------------------------------
CLASS B                                               2007(A) 2006(A) 2005(A) 2004(A)  2003(A)
-----------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                   $13.65 $13.57  $14.05  $12.29      $9.83
                                                      ------- ------  ------  ------  ---------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME (LOSS)                             0.09   0.06    0.05    0.02     (0.01)
NET REALIZED AND UNREALIZED GAINS (LOSSES)             (0.31)   1.74    1.10    1.74       2.57
                                                      ------- ------  ------  ------  ---------
TOTAL FROM INVESTMENT OPERATIONS                       (0.22)   1.80    1.15    1.76       2.56
                                                      ------- ------  ------  ------  ---------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                   (0.05) (0.04)  (0.01)      --  (0.00)(b)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS          (1.28) (1.68)  (1.62)      --     (0.10)
                                                      ------- ------  ------  ------  ---------
TOTAL DISTRIBUTIONS                                    (1.33) (1.72)  (1.63)      --     (0.10)
                                                      ------- ------  ------  ------  ---------
NET ASSET VALUE, END OF PERIOD                         $12.10 $13.65  $13.57  $14.05     $12.29
                                                      ------- ------  ------  ------  ---------
TOTAL RETURN                                          (2.71)% 14.67%   8.06%  14.32%     26.03%
                                                      ------- ------  ------  ------  ---------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                $243.6 $216.8  $200.4  $211.0     $211.8
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES**                                              0.99%  1.02%   1.03%   1.08%      1.19%
NET INVESTMENT INCOME (LOSS)                            0.67%  0.48%   0.38%   0.16%    (0.08)%
PORTFOLIO TURNOVER RATE                                 89.9%  65.4%  170.0%   90.7%      36.2%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                1.00%  1.05%   1.07%  1.03%*     1.15%*
RATIO OF EXPENSES TO AVERAGE NET ASSETS AFTER BROKER
REBATES:**                                                N/A    N/A     N/A     N/A      1.19%

--------------------------------------------------------------------------------

* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
** Prior to 05/01/2003, broker rebates were excluded from the calculation of the expense limitation.
N/A Not applicable
(a) Net investment income (loss) per share was calculated using average shares outstanding.
(b) Rounds to less than $0.005 per share.

                                                       LAZARD MID CAP PORTFOLIO



                                                          FOR THE YEARS ENDED DECEMBER 31,
                                                      -----------------------------------------
CLASS E                                               2007(A) 2006(A) 2005(A) 2004(A)  2003(A)
-----------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                   $13.69 $13.61  $14.10  $12.32      $9.84
                                                      ------- ------  ------  ------  ---------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                    0.10   0.08    0.07    0.04    0.00(b)
NET REALIZED AND UNREALIZED GAINS (LOSSES)             (0.31)   1.74    1.10    1.74       2.58
                                                      ------- ------  ------  ------  ---------
TOTAL FROM INVESTMENT OPERATIONS                       (0.21)   1.82    1.17    1.78       2.58
                                                      ------- ------  ------  ------  ---------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                   (0.07) (0.06)  (0.04)      --  (0.00)(b)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS          (1.28) (1.68)  (1.62)      --     (0.10)
                                                      ------- ------  ------  ------  ---------
TOTAL DISTRIBUTIONS                                    (1.35) (1.74)  (1.66)      --     (0.10)
                                                      ------- ------  ------  ------  ---------
NET ASSET VALUE, END OF PERIOD                         $12.13 $13.69  $13.61  $14.10     $12.32
                                                      ------- ------  ------  ------  ---------
TOTAL RETURN                                          (2.64)% 14.74%   8.23%  14.45%     26.35%
                                                      ------- ------  ------  ------  ---------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                 $38.2  $36.0   $32.6   $30.5      $19.8
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES**                                              0.89%  0.93%   0.93%   0.98%      1.09%
NET INVESTMENT INCOME                                   0.76%  0.58%   0.49%   0.29%      0.02%
PORTFOLIO TURNOVER RATE                                 89.9%  65.4%  170.0%   90.7%      36.2%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                0.90%  0.95%   0.97%  0.94%*     1.07%*
RATIO OF EXPENSES TO AVERAGE NET ASSETS AFTER BROKER
REBATES:**                                                N/A    N/A     N/A     N/A      1.08%

--------------------------------------------------------------------------------

* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
** Prior to 05/01/2003, broker rebates were excluded from the calculation of the expense limitation.
N/A Not applicable.
(a) Net investment income per share was calculated using average shares outstanding.
(b) Rounds to less than $0.005 per share.

  LORD ABBETT BOND DEBENTURE PORTFOLIO



                                                          FOR THE YEARS ENDED DECEMBER 31,
                                                      -----------------------------------------
CLASS A                                               2007(A)  2006(A)  2005(A) 2004(A) 2003(A)
-----------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                    $12.51   $12.28 $12.63  $12.04  $10.24
                                                      -------- -------- ------  ------  ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                     0.77     0.71   0.75    0.70    0.73
NET REALIZED AND UNREALIZED GAINS (LOSSES)                0.07     0.39 (0.52)    0.31    1.27
                                                      -------- -------- ------  ------  ------
TOTAL FROM INVESTMENT OPERATIONS                          0.84     1.10   0.23    1.01    2.00
                                                      -------- -------- ------  ------  ------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                    (0.70)   (0.87) (0.58)  (0.42)  (0.20)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS           (0.02)       --     --      --      --
                                                      -------- -------- ------  ------  ------
TOTAL DISTRIBUTIONS                                     (0.72)   (0.87) (0.58)  (0.42)  (0.20)
                                                      -------- -------- ------  ------  ------
NET ASSET VALUE, END OF PERIOD                          $12.63   $12.51 $12.28  $12.63  $12.04
                                                      -------- -------- ------  ------  ------
TOTAL RETURN                                             6.85%    9.35%  1.81%   8.43%  19.52%
                                                      -------- -------- ------  ------  ------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)               $1,228.9 $1,059.0 $856.4  $520.3  $234.6
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES**                                               0.53%    0.56%  0.56%   0.63%   0.70%
NET INVESTMENT INCOME                                    6.11%    5.85%  5.92%   5.65%   6.52%
PORTFOLIO TURNOVER RATE                                  36.0%    36.7%  42.1%   39.8%   36.9%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY MANAGER AND BROKER
REBATES:                                                0.54%*      N/A    N/A     N/A  0.67%+

--------------------------------------------------------------------------------

+ Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
* Prior to 05/01/2003, broker rebates were excluded from the calculation of the expense limitation.
N/A Not applicable
(a) Net investment income per share was calculated using average shares outstanding.

                                           LORD ABBETT BOND DEBENTURE PORTFOLIO



                                                         FOR THE YEARS ENDED DECEMBER 31,
                                                      --------------------------------------
CLASS B                                               2007(A) 2006(A) 2005(A) 2004(A) 2003(A)
---------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                  $12.43  $12.19  $12.54  $11.97  $10.21
                                                      ------  ------  ------  ------  ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                   0.73    0.67    0.71    0.69    0.69
NET REALIZED AND UNREALIZED GAINS (LOSSES)              0.07    0.40  (0.52)    0.29    1.46
                                                      ------  ------  ------  ------  ------
TOTAL FROM INVESTMENT OPERATIONS                        0.80    1.07    0.19    0.98    2.15
                                                      ------  ------  ------  ------  ------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                  (0.67)  (0.83)  (0.54)  (0.41)  (0.20)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS         (0.02)      --      --      --  (0.19)
                                                      ------  ------  ------  ------  ------
TOTAL DISTRIBUTIONS                                   (0.69)  (0.83)  (0.54)  (0.41)  (0.39)
                                                      ------  ------  ------  ------  ------
NET ASSET VALUE, END OF PERIOD                        $12.54  $12.43  $12.19  $12.54  $11.97
                                                      ------  ------  ------  ------  ------
TOTAL RETURN                                           6.55%   9.15%   1.49%   8.17%  19.15%
                                                      ------  ------  ------  ------  ------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)               $800.6  $765.9  $704.5  $776.0  $758.2
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES**                                             0.78%   0.81%   0.81%   0.88%   0.96%
NET INVESTMENT INCOME                                  5.85%   5.59%   5.65%   5.61%   6.11%
PORTFOLIO TURNOVER RATE                                36.0%   36.7%   42.1%   39.8%   36.9%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                               0.78%+    N/A     N/A     N/A   0.91%+

--------------------------------------------------------------------------------

+ Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
* Prior to 05/01/2003, broker rebates were excluded from the calculation of the expense limitation.
N/A Not applicable
(a) Net investment income per share was calculated using average shares outstanding.

  LORD ABBETT BOND DEBENTURE PORTFOLIO



                                                         FOR THE YEARS ENDED DECEMBER 31,
                                                      ---------------------------------------
CLASS E                                               2007(A) 2006(A) 2005(A) 2004(A) 2003(A)
---------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                  $12.44  $12.21  $12.57  $12.00  $10.22
                                                      ------  ------  ------  ------  ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                   0.74    0.69    0.72    0.70    0.70
NET REALIZED AND UNREALIZED GAINS (LOSSES)              0.08    0.38  (0.52)    0.29    1.28
                                                      ------  ------  ------  ------  ------
TOTAL FROM INVESTMENT OPERATIONS                        0.82    1.07    0.20    0.99    1.98
                                                      ------  ------  ------  ------  ------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                  (0.68)  (0.84)  (0.56)  (0.42)  (0.20)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS         (0.02)      --      --      --      --
                                                      ------  ------  ------  ------  ------
TOTAL DISTRIBUTIONS                                   (0.70)  (0.84)  (0.56)  (0.42)  (0.20)
                                                      ------  ------  ------  ------  ------
NET ASSET VALUE, END OF PERIOD                        $12.56  $12.44  $12.21  $12.57  $12.00
                                                      ------  ------  ------  ------  ------
TOTAL RETURN                                           6.73%   9.18%   1.60%   8.24%  19.35%
                                                      ------  ------  ------  ------  ------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                $37.8   $37.1   $35.1   $35.2   $22.8
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES*                                              0.68%   0.71%   0.71%   0.78%   0.86%
NET INVESTMENT INCOME                                  5.95%   5.69%   5.76%   5.67%   6.10%
PORTFOLIO TURNOVER RATE                                36.0%   36.7%   42.1%   39.8%   36.9%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                              0.68%*     N/A     N/A     N/A  0.81%*

--------------------------------------------------------------------------------

* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
** Prior to 05/01/2003, broker rebates were excluded from the calculation of the expense limitation.
N/A Not applicable.
(a) Net investment income per share was calculated using average shares outstanding.

                                        LORD ABBETT GROWTH AND INCOME PORTFOLIO



                                                            FOR THE YEARS ENDED DECEMBER 31,
                                                      --------------------------------------------
CLASS A                                               2007(A)  2006(A)  2005(A)  2004(A)  2003(A)
--------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                    $29.36   $27.59   $27.44   $24.41   $18.86
                                                      -------- -------- -------- -------- --------
INCOME FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                     0.45     0.46     0.40     0.33     0.23
NET REALIZED AND UNREALIZED GAINS                         0.73     4.22     0.61     2.82     5.56
                                                      -------- -------- -------- -------- --------
TOTAL FROM INVESTMENT OPERATIONS                          1.18     4.68     1.01     3.15     5.79
                                                      -------- -------- -------- -------- --------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                    (0.31)   (0.54)   (0.31)   (0.12)   (0.24)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS           (1.34)   (2.37)   (0.55)       --       --
                                                      -------- -------- -------- -------- --------
TOTAL DISTRIBUTIONS                                     (1.65)   (2.91)   (0.86)   (0.12)   (0.24)
                                                      -------- -------- -------- -------- --------
NET ASSET VALUE, END OF PERIOD                          $28.89   $29.36   $27.59   $27.44   $24.41
                                                      -------- -------- -------- -------- --------
TOTAL RETURN                                             4.01%   18.03%    3.68%   12.92%   31.06%
                                                      -------- -------- -------- -------- --------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)               $2,608.8 $2,172.1 $1,985.7 $1,867.5 $1,167.7
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES**                                               0.51%    0.54%    0.53%    0.57%    0.62%
NET INVESTMENT INCOME                                    1.55%    1.64%    1.46%    1.30%    1.13%
PORTFOLIO TURNOVER RATE                                  84.1%    50.2%    45.9%    29.7%    37.0%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                 0.52%    0.54%   0.55%*   0.56%*   0.62%*
RATIO OF EXPENSES TO AVERAGE NET ASSETS AFTER BROKER
REBATES:**                                                 N/A      N/A      N/A      N/A    0.61%

--------------------------------------------------------------------------------

* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
** Prior to 05/01/2003, broker rebates were excluded from the calculation of the expense limitation.
N/A Not applicable
(a) Net investment income per share was calculated using average shares outstanding.

  LORD ABBETT GROWTH AND INCOME PORTFOLIO



                                                            FOR THE YEARS ENDED DECEMBER 31,
                                                      --------------------------------------------
CLASS B                                               2007(A)  2006(A)  2005(A)  2004(A)  2003(A)
--------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                    $29.20   $27.43   $27.27   $24.29   $18.78
                                                      -------- -------- -------- -------- --------
INCOME FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                     0.38     0.39     0.33     0.27     0.18
NET REALIZED AND UNREALIZED GAINS                         0.71     4.20     0.61     2.80     5.54
                                                      -------- -------- -------- -------- --------
TOTAL FROM INVESTMENT OPERATIONS                          1.09     4.59     0.94     3.07     5.72
                                                      -------- -------- -------- -------- --------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                    (0.26)   (0.45)   (0.23)   (0.09)   (0.21)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS           (1.34)   (2.37)   (0.55)       --       --
                                                      -------- -------- -------- -------- --------
TOTAL DISTRIBUTIONS                                     (1.60)   (2.82)   (0.78)   (0.09)   (0.21)
                                                      -------- -------- -------- -------- --------
NET ASSET VALUE, END OF PERIOD                          $28.69   $29.20   $27.43   $27.27   $24.29
                                                      -------- -------- -------- -------- --------
TOTAL RETURN                                             3.72%   17.78%    3.39%   12.65%   30.73%
                                                      -------- -------- -------- -------- --------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)               $1,546.7 $1,596.5 $1,130.5 $1,282.3 $1,081.0
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES**                                               0.76%    0.79%    0.78%    0.82%    0.86%
NET INVESTMENT INCOME                                    1.31%    1.40%    1.21%    1.08%    0.87%
PORTFOLIO TURNOVER RATE                                  84.1%    50.2%    45.9%    29.7%    37.0%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                 0.77%    0.79%   0.80%*   0.80%*   0.86%*
RATIO OF EXPENSES TO AVERAGE NET ASSETS AFTER BROKER
REBATES:**                                                 N/A      N/A      N/A      N/A    0.86%

--------------------------------------------------------------------------------

* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
** Prior to 05/01/2003, broker rebates were excluded from the calculation of the expense limitation.
N/A Not applicable
(a) Net investment income per share was calculated using average shares outstanding.

                                       MFS(R) EMERGING MARKETS EQUITY PORTFOLIO



                                                                                  FOR THE PERIOD FROM
                                                                                      MAY 1, 2006
                                                                                    (COMMENCEMENT OF
                                                              FOR THE YEAR ENDED     OPERATIONS) TO
CLASS A                                                      DECEMBER 31, 2007(A) DECEMBER 31, 2006(A)
------------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                                 $10.51              $10.00
                                                                   --------             -------
INCOME FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                                  0.18                0.12
NET REALIZED AND UNREALIZED GAINS                                      3.71                0.48
                                                                   --------             -------
TOTAL FROM INVESTMENT OPERATIONS                                       3.89                0.60
                                                                   --------             -------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                                 (0.01)              (0.09)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS                            --                  --
                                                                   --------             -------
TOTAL DISTRIBUTIONS                                                  (0.01)              (0.09)
                                                                   --------             -------
NET ASSET VALUE, END OF PERIOD                                       $14.39              $10.51
                                                                   --------             -------
TOTAL RETURN                                                         36.93%              6.04%+
                                                                   --------             -------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                              $572.9              $368.3
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                              1.17%             1.30%++
NET INVESTMENT INCOME                                                 1.49%             1.91%++
PORTFOLIO TURNOVER RATE                                              126.8%              58.2%+
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS BEFORE
REIMBURSEMENT BY THE MANAGER AND BROKER REBATES:                   1.25%(b)             1.49%++

--------------------------------------------------------------------------------

+  Non-annualized
++ Annualized
(a) Net investment income per share was calculated using average shares outstanding.
(b) Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.

  MFS(R) EMERGING MARKETS EQUITY PORTFOLIO



                                                                                  FOR THE PERIOD FROM
                                                                                      MAY 1, 2006
                                                                                    (COMMENCEMENT OF
                                                              FOR THE YEAR ENDED     OPERATIONS) TO
CLASS B                                                      DECEMBER 31, 2007(A) DECEMBER 31, 2006(A)
------------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                                 $10.49              $10.00
                                                                   --------             -------
INCOME FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                                  0.13                0.07
NET REALIZED AND UNREALIZED GAINS                                      3.71                0.51
                                                                   --------             -------
TOTAL FROM INVESTMENT OPERATIONS                                       3.84                0.58
                                                                   --------             -------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                                 (0.01)              (0.09)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS                            --                  --
                                                                   --------             -------
TOTAL DISTRIBUTIONS                                                  (0.01)              (0.09)
                                                                   --------             -------
NET ASSET VALUE, END OF PERIOD                                       $14.32              $10.49
                                                                   --------             -------
TOTAL RETURN                                                         36.62%              5.78%+
                                                                   --------             -------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                               $78.8               $23.4
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                              1.46%             1.55%++
NET INVESTMENT INCOME                                                 1.06%             1.12%++
PORTFOLIO TURNOVER RATE                                              126.8%              58.2%+
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS BEFORE
REIMBURSEMENT BY THE MANAGER AND BROKER REBATES:                   1.52%(b)             1.92%++

--------------------------------------------------------------------------------

+  Non-annualized
++ Annualized
(a) Net investment income per share was calculated using average shares outstanding.
(b) Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.

                                        MFS(R) RESEARCH INTERNATIONAL PORTFOLIO



                                                         FOR THE YEARS ENDED DECEMBER 31,
                                                      ---------------------------------------
CLASS A                                               2007(A) 2006(A) 2005(A) 2004(A) 2003(A)
---------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                  $15.04  $13.00  $11.72   $9.81   $7.49
                                                      ------  ------  ------  ------  ------
INCOME FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                   0.22    0.19    0.14    0.08    0.06
NET REALIZED AND UNREALIZED GAINS                       1.68    3.17    1.83    1.85    2.34
                                                      ------  ------  ------  ------  ------
TOTAL FROM INVESTMENT OPERATIONS                        1.90    3.36    1.97    1.93    2.40
                                                      ------  ------  ------  ------  ------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                  (0.24)  (0.27)  (0.07)      --  (0.08)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS         (2.27)  (1.05)  (0.62)  (0.02)      --
                                                      ------  ------  ------  ------  ------
TOTAL DISTRIBUTIONS                                   (2.51)  (1.32)  (0.69)  (0.02)  (0.08)
                                                      ------  ------  ------  ------  ------
NET ASSET VALUE, END OF PERIOD                        $14.43  $15.04  $13.00  $11.72   $9.81
                                                      ------  ------  ------  ------  ------
TOTAL RETURN                                          13.60%  26.91%  16.77%  19.72%  32.20%
                                                      ------  ------  ------  ------  ------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)               $959.1  $706.0  $624.2  $304.0   $67.3
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES**                                             0.79%   0.94%   0.93%   1.06%   1.09%
NET INVESTMENT INCOME                                  1.54%   1.34%   1.18%   0.75%   0.68%
PORTFOLIO TURNOVER RATE                                65.5%  104.1%   84.5%   98.5%   99.0%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                               0.79%   0.95%  0.93%*  0.94%*   1.11%
RATIO OF EXPENSES TO AVERAGE NET ASSETS AFTER BROKER
REBATES:**                                               N/A     N/A     N/A     N/A   1.09%

--------------------------------------------------------------------------------

* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
** Prior to 05/01/2003, broker rebates were excluded from the calculation of the expense limitation.
N/A Not applicable
(a) Net investment income per share was calculated using average shares outstanding.

  MFS(R) RESEARCH INTERNATIONAL PORTFOLIO



                                                         FOR THE YEARS ENDED DECEMBER 31,
                                                      ---------------------------------------
CLASS B                                               2007(A) 2006(A) 2005(A) 2004(A) 2003(A)
---------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                  $14.95  $12.94  $11.68   $9.79   $7.47
                                                      ------  ------  ------  ------  ------
INCOME FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                   0.19    0.15    0.11    0.05    0.05
NET REALIZED AND UNREALIZED GAINS                       1.65    3.15    1.81    1.86    2.33
                                                      ------  ------  ------  ------  ------
TOTAL FROM INVESTMENT OPERATIONS                        1.84    3.30    1.92    1.91    2.38
                                                      ------  ------  ------  ------  ------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                  (0.20)  (0.24)  (0.04)      --  (0.06)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS         (2.27)  (1.05)  (0.62)  (0.02)      --
                                                      ------  ------  ------  ------  ------
TOTAL DISTRIBUTIONS                                   (2.47)  (1.29)  (0.66)  (0.02)  (0.06)
                                                      ------  ------  ------  ------  ------
NET ASSET VALUE, END OF PERIOD                        $14.32  $14.95  $12.94  $11.68   $9.79
                                                      ------  ------  ------  ------  ------
TOTAL RETURN                                          13.29%  26.56%  16.42%  19.56%  32.04%
                                                      ------  ------  ------  ------  ------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)               $842.8  $623.0  $443.5  $396.0  $186.0
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES**                                             1.04%   1.19%   1.19%   1.32%   1.33%
NET INVESTMENT INCOME                                  1.31%   1.12%   0.90%   0.47%   0.56%
PORTFOLIO TURNOVER RATE                                65.5%  104.1%   84.5%   98.5%   99.0%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:**                                             1.04%   1.20%  1.19%*  1.18%*   1.39%
RATIO OF EXPENSES TO AVERAGE NET ASSETS AFTER BROKER
REBATES:                                                 N/A     N/A     N/A     N/A   1.33%

--------------------------------------------------------------------------------

* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
** Prior to 05/01/2003, broker rebates were excluded from the calculation of the expense limitation.
N/A Not applicable
(a) Net investment income per share was calculated using average shares outstanding.

                                        MFS(R) RESEARCH INTERNATIONAL PORTFOLIO



                                                         FOR THE YEARS ENDED DECEMBER 31,
                                                      ---------------------------------------
CLASS E                                               2007(A) 2006(A) 2005(A) 2004(A) 2003(A)
---------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                  $14.99  $12.96  $11.70   $9.80   $7.48
                                                      ------  ------  ------  ------  ------
INCOME FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                   0.20    0.16    0.13    0.07    0.05
NET REALIZED AND UNREALIZED GAINS                       1.66    3.17    1.81    1.85    2.34
                                                      ------  ------  ------  ------  ------
TOTAL FROM INVESTMENT OPERATIONS                        1.86    3.33    1.94    1.92    2.39
                                                      ------  ------  ------  ------  ------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                  (0.22)  (0.25)  (0.06)      --  (0.07)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS         (2.27)  (1.05)  (0.62)  (0.02)      --
                                                      ------  ------  ------  ------  ------
TOTAL DISTRIBUTIONS                                   (2.49)  (1.30)  (0.68)  (0.02)  (0.07)
                                                      ------  ------  ------  ------  ------
NET ASSET VALUE, END OF PERIOD                        $14.36  $14.99  $12.96  $11.70   $9.80
                                                      ------  ------  ------  ------  ------
TOTAL RETURN                                          13.38%  26.79%  16.52%  19.64%  32.09%
                                                      ------  ------  ------  ------  ------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                $32.6   $26.7   $14.6   $11.3    $6.9
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES*                                              0.94%   1.09%   1.09%   1.22%   1.23%
NET INVESTMENT INCOME                                  1.41%   1.18%   1.07%   0.72%   0.59%
PORTFOLIO TURNOVER RATE                                65.5%  104.1%   84.5%   98.5%   99.0%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                               0.94%   1.10%  1.09%*  1.09%*   1.28%
RATIO OF EXPENSES TO AVERAGE NET ASSETS AFTER BROKER
REBATES:*                                                N/A     N/A     N/A     N/A   1.23%

--------------------------------------------------------------------------------

* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
** Prior to 05/01/2003, broker rebates were excluded from the calculation of the expense limitation.
N/A Not applicable
(a) Net investment income per share was calculated using average shares outstanding.

  OPPENHEIMER CAPITAL APPRECIATION PORTFOLIO



                                                         FOR THE YEARS ENDED DECEMBER 31,
                                                      ---------------------------------------
CLASS A                                               2007(A) 2006(A) 2005(A) 2004(A) 2003(A)
---------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                   $9.27   $8.69   $8.36   $8.33   $6.47
                                                      ------  ------  ------  ------  ------
INCOME FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                   0.03    0.02    0.03    0.07    0.01
NET REALIZED AND UNREALIZED GAINS                       1.26    0.66    0.39    0.47    1.85
                                                      ------  ------  ------  ------  ------
TOTAL FROM INVESTMENT OPERATIONS                        1.29    0.68    0.42    0.54    1.86
                                                      ------  ------  ------  ------  ------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                  (0.01)  (0.03)  (0.01)  (0.06)      --
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS         (0.61)  (0.07)  (0.08)  (0.45)      --
                                                      ------  ------  ------  ------  ------
TOTAL DISTRIBUTIONS                                   (0.62)  (0.10)  (0.09)  (0.51)      --
                                                      ------  ------  ------  ------  ------
NET ASSET VALUE, END OF PERIOD                         $9.94   $9.27   $8.69   $8.36   $8.33
                                                      ------  ------  ------  ------  ------
TOTAL RETURN                                          14.45%   7.81%   4.99%   6.70%  28.75%
                                                      ------  ------  ------  ------  ------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)               $124.7  $505.6  $664.2  $298.0    $0.2
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES**                                             0.62%   0.65%   0.69%   0.68%   0.72%
NET INVESTMENT INCOME                                  0.33%   0.22%   0.42%   0.90%   0.07%
PORTFOLIO TURNOVER RATE                                70.8%   60.7%   72.4%   65.3%   36.6%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                               0.62%   0.65%  0.64%*  0.69%*  0.75%*
RATIO OF EXPENSES TO AVERAGE NET ASSETS AFTER BROKER
REBATES:**                                               N/A     N/A     N/A     N/A   0.72%

--------------------------------------------------------------------------------

* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
** Prior to 05/01/2003, broker rebates were excluded from the calculation of the expense limitation.
N/A Not applicable
(a) Net investment income per share was calculated using average shares outstanding.

                                     OPPENHEIMER CAPITAL APPRECIATION PORTFOLIO



                                                          FOR THE YEARS ENDED DECEMBER 31,
                                                      -----------------------------------------
CLASS B                                               2007(A) 2006(A) 2005(A) 2004(A)  2003(A)
-----------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                    $9.20   $8.62  $8.31   $8.29      $6.45
                                                      ------- ------- ------  ------  ---------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME (LOSS)                          0.00(b)  (0.01)   0.01    0.06  (0.00)(b)
NET REALIZED AND UNREALIZED GAINS                        1.27    0.67   0.38    0.46       1.84
                                                      ------- ------- ------  ------  ---------
TOTAL FROM INVESTMENT OPERATIONS                         1.27    0.66   0.39    0.52       1.84
                                                      ------- ------- ------  ------  ---------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                       --  (0.01)     --  (0.05)         --
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS          (0.61)  (0.07) (0.08)  (0.45)         --
                                                      ------- ------- ------  ------  ---------
TOTAL DISTRIBUTIONS                                    (0.61)  (0.08) (0.08)  (0.50)         --
                                                      ------- ------- ------  ------  ---------
NET ASSET VALUE, END OF PERIOD                          $9.86   $9.20  $8.62   $8.31      $8.29
                                                      ------- ------- ------  ------  ---------
TOTAL RETURN                                           14.29%   7.62%  4.71%   6.40%     28.53%
                                                      ------- ------- ------  ------  ---------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                $553.3  $535.1 $501.8  $634.6     $551.0
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES**                                              0.89%   0.90%  0.94%   0.95%      0.99%
NET INVESTMENT INCOME (LOSS)                            0.03% (0.06)%  0.18%   0.67%    (0.03)%
PORTFOLIO TURNOVER RATE                                 70.8%   60.7%  72.4%   65.3%      36.6%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                0.89%   0.90% 0.89%*  0.91%*     0.98%*
RATIO OF EXPENSES TO AVERAGE NET ASSETS AFTER BROKER
REBATES:**                                                N/A     N/A    N/A     N/A      0.99%

--------------------------------------------------------------------------------

* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
** Prior to 05/01/2003, broker rebates were excluded from the calculation of the expense limitation.
N/A Not applicable
(a) Net investment income (loss) per share was calculated using average shares outstanding.
(b) Rounds to less than $0.005 per share.

  OPPENHEIMER CAPITAL APPRECIATION PORTFOLIO



                                                                                 FOR THE PERIOD FROM
                                                                                     MAY 2, 2005
                                                             FOR THE YEARS ENDED   (COMMENCEMENT OF
                                                               DECEMBER 31,         OPERATIONS) TO
                                                             ------------------- DECEMBER 31, 2005(A)
CLASS E                                                       2007(A)   2006(A)  --------------------
---------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                             $9.25    $8.68           $7.97
                                                             ---------  -------        --------
INCOME FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                             0.01  0.00(b)            0.01
NET REALIZED AND UNREALIZED GAINS                                 1.28     0.67            0.79
                                                             ---------  -------        --------
TOTAL FROM INVESTMENT OPERATIONS                                  1.29     0.67            0.80
                                                             ---------  -------        --------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                         (0.00)(b)   (0.03)          (0.01)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS                   (0.61)   (0.07)          (0.08)
                                                             ---------  -------        --------
TOTAL DISTRIBUTIONS                                             (0.61)   (0.10)          (0.09)
                                                             ---------  -------        --------
NET ASSET VALUE, END OF PERIOD                                   $9.93    $9.25           $8.68
                                                             ---------  -------        --------
TOTAL RETURN                                                    14.48%    7.68%         10.01%+
                                                             ---------  -------        --------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                           $6.2     $2.5            $0.9
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                         0.80%    0.80%         0.83%++
NET INVESTMENT INCOME                                            0.13%    0.03%         0.15%++
PORTFOLIO TURNOVER RATE                                          70.8%    60.7%          72.4%+
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS BEFORE
REIMBURSEMENT BY THE MANAGER AND BROKER REBATES:                   N/A    0.80%        0.80%*++

--------------------------------------------------------------------------------

+  Non-annualized
++ Annualized
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
N/A Not applicable
(a) Net investment income per share was calculated using average shares outstanding.
(b) Rounds to less than $0.005 per share.

                                                   PIMCO TOTAL RETURN PORTFOLIO



                                                           FOR THE YEARS ENDED DECEMBER 31,
                                                      ------------------------------------------
CLASS A                                                2007(A)  2006(A)  2005(A) 2004(A) 2003(A)
------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                     $11.80   $11.60 $11.40  $11.61  $11.34
                                                      --------- -------- ------  ------  ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                      0.56     0.49   0.40    0.20    0.28
NET REALIZED AND UNREALIZED GAINS (LOSSES)                 0.35     0.04 (0.12)    0.40    0.23
                                                      --------- -------- ------  ------  ------
TOTAL FROM INVESTMENT OPERATIONS                           0.91     0.53   0.28    0.60    0.51
                                                      --------- -------- ------  ------  ------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                     (0.42)   (0.32) (0.01)  (0.81)  (0.13)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS                --   (0.01) (0.07)      --  (0.11)
                                                      --------- -------- ------  ------  ------
TOTAL DISTRIBUTIONS                                      (0.42)   (0.33) (0.08)  (0.81)  (0.24)
                                                      --------- -------- ------  ------  ------
NET ASSET VALUE, END OF PERIOD                           $12.29   $11.80 $11.60  $11.40  $11.61
                                                      --------- -------- ------  ------  ------
TOTAL RETURN                                              7.85%    4.80%  2.46%   5.25%   4.53%
                                                      --------- -------- ------  ------  ------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                $3,045.1 $1,445.1 $912.6  $578.0  $194.5
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES**                                                0.54%    0.58%  0.57%   0.57%   0.59%
NET INVESTMENT INCOME                                     4.74%    4.28%  3.42%   1.69%   2.43%
PORTFOLIO TURNOVER RATE                               412.8%(b)   161.2% 344.2%  416.0%  547.1%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:**                                                0.54%    0.58%  0.57%     N/A  0.57%*

--------------------------------------------------------------------------------

* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
** Prior to 05/01/2003, broker rebates were excluded from the calculation of the expense limitation.
N/A Not applicable
(a) Net investment income per share was calculated using average shares outstanding.
(b) Excludes TBA securities.

  PIMCO TOTAL RETURN PORTFOLIO



                                                            FOR THE YEARS ENDED DECEMBER 31,
                                                      --------------------------------------------
CLASS B                                                2007(A)  2006(A)  2005(A)  2004(A)  2003(A)
--------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                     $11.69   $11.50   $11.32   $11.54 $11.29
                                                      --------- -------- -------- -------- ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                      0.53     0.46     0.37     0.19   0.24
NET REALIZED AND UNREALIZED GAINS (LOSSES)                 0.34     0.04   (0.12)     0.38   0.25
                                                      --------- -------- -------- -------- ------
TOTAL FROM INVESTMENT OPERATIONS                           0.87     0.50     0.25     0.57   0.49
                                                      --------- -------- -------- -------- ------
DISTRIBUTIONS:

DISTRIBUTIONS IN EXCESS OF NET INVESTMENT INCOME         (0.39)   (0.30)       --   (0.79) (0.13)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS                --   (0.01)   (0.07)       -- (0.11)
                                                      --------- -------- -------- -------- ------
TOTAL DISTRIBUTIONS                                      (0.39)   (0.31)   (0.07)   (0.79) (0.24)
                                                      --------- -------- -------- -------- ------
NET ASSET VALUE, END OF PERIOD                           $12.17   $11.69   $11.50   $11.32 $11.54
                                                      --------- -------- -------- -------- ------
TOTAL RETURN                                              7.56%    4.52%    2.25%    4.98%  4.31%
                                                      --------- -------- -------- -------- ------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                $1,274.4 $1,219.1 $1,107.7 $1,028.5 $893.8
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES**                                                0.79%    0.83%    0.82%    0.81%  0.83%
NET INVESTMENT INCOME                                     4.51%    4.01%    3.13%    1.66%  2.07%
PORTFOLIO TURNOVER RATE                               412.8%(b)   161.2%   344.2%   416.0% 547.1%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:**                                                0.79%    0.83%    0.82%      N/A 0.82%*

--------------------------------------------------------------------------------

* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
** Prior to 05/01/2003, broker rebates were excluded from the calculation of the expense limitation.
N/A Not applicable
(a) Net investment income per share was calculated using average shares outstanding.
(b) Excludes TBA securities.

                                                   PIMCO TOTAL RETURN PORTFOLIO



                                                          FOR THE YEARS ENDED DECEMBER 31,
                                                      -----------------------------------------
CLASS E                                                2007(A)  2006(A) 2005(A) 2004(A) 2003(A)
-----------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                     $11.73 $11.53  $11.34  $11.56  $11.30
                                                      --------- ------  ------  ------  ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                      0.54   0.47    0.39    0.21    0.23
NET REALIZED AND UNREALIZED GAINS (LOSSES)                 0.35   0.05  (0.13)    0.37    0.27
                                                      --------- ------  ------  ------  ------
TOTAL FROM INVESTMENT OPERATIONS                           0.89   0.52    0.26    0.58    0.50
                                                      --------- ------  ------  ------  ------
DISTRIBUTIONS:

DISTRIBUTIONS IN EXCESS OF NET INVESTMENT INCOME         (0.41) (0.31)      --  (0.80)  (0.13)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS                -- (0.01)  (0.07)      --  (0.11)
                                                      --------- ------  ------  ------  ------
TOTAL DISTRIBUTIONS                                      (0.41) (0.32)  (0.07)  (0.80)  (0.24)
                                                      --------- ------  ------  ------  ------
NET ASSET VALUE, END OF PERIOD                           $12.21 $11.73  $11.53  $11.34  $11.56
                                                      --------- ------  ------  ------  ------
TOTAL RETURN                                              7.63%  4.67%   2.33%   5.06%   4.44%
                                                      --------- ------  ------  ------  ------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                  $132.0 $132.5  $146.6  $146.6  $119.3
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES**                                                0.69%  0.72%   0.72%   0.71%   0.73%
NET INVESTMENT INCOME                                     4.61%  4.10%   3.24%   1.76%   2.02%
PORTFOLIO TURNOVER RATE                               412.8%(b) 161.2%  344.2%  416.0%  547.1%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:**                                                0.69%  0.72%   0.72%     N/A  0.71%*

--------------------------------------------------------------------------------

* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
** Prior to 05/01/2003, broker rebates were excluded from the calculation of the expense limitation.
N/A Not applicable.
(a) Net investment income per share was calculated using average shares outstanding.
(b) Excludes TBA securities.

FOR MORE INFORMATION

If you would like more information about a Portfolio, the following documents are available to you free upon request:

ANNUAL/SEMI-ANNUAL REPORTS

Contain additional information about a Portfolio's performance. In a Portfolio's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION ("SAI")

Provides a fuller technical and legal description of the Portfolio's policies, investment restrictions, and business structure. The SAI is legally considered to be a part of this Prospectus.

IF YOU WOULD LIKE A COPY OF THE CURRENT VERSIONS OF THESE DOCUMENTS, OR OTHER INFORMATION ABOUT A PORTFOLIO, CONTACT:

                          MET INVESTORS SERIES TRUST
                                 5 PARK PLAZA
                                  SUITE 1900
                           IRVINE, CALIFORNIA 92614

                                1-800-848-3854

Free copies of the SAI and Annual and Semi-Annual Reports are available at the following website: www.metlifeinvestors.com

Information about a Portfolio, including the Annual and Semi-annual Reports and SAI, may also be obtained from the Securities and Exchange Commission ("SEC"):

[_] IN PERSONReview and copy documents in the SEC's Public Reference Room in Washington, D.C. (for information call 202-551-8090).

[_] ON LINE  Retrieve information from the EDGAR database on the SEC's web site at: http://www.sec.gov.

[_] BY MAIL  Request documents, upon payment of a duplicating fee, by writing to SEC, Public Reference Section, Washington, D.C. 20549 or by e-mailing the SEC at publicinfo@sec.gov.

                             SEC FILE # 811-10183

                                 MET INVESTORS
                            S E R I E S   T R U S T

                     Lord Abbett Bond Debenture Portfolio

                    Lord Abbett Growth and Income Portfolio

                    MFS(R) Research International Portfolio

                  Oppenheimer Capital Appreciation Portfolio

                         PIMCO Total Return Portfolio


                      Class A, Class B and Class E Shares


                                __PROSPECTUS__


                                APRIL 28, 2008





Like all securities, these securities have not been approved or disapproved by the

Securities and Exchange Commission, nor has the Securities and Exchange

Commission passed upon the accuracy or adequacy of this Prospectus.

           Any representation to the contrary is a criminal offense.

                           ____TABLE OF CONTENTS____


                                                             PAGE

           INTRODUCTION                                       3
              Understanding the Trust                         3
              Understanding the Portfolios                    3

           THE PORTFOLIOS                                     5

             INVESTMENT SUMMARY                               5
              Lord Abbett Bond Debenture Portfolio            6
              Lord Abbett Growth and Income Portfolio         11
              MFS(R) Research International Portfolio         14
              Oppenheimer Capital Appreciation Portfolio      18
              PIMCO Total Return Portfolio                    21

             PRIMARY RISKS OF INVESTING IN THE PORTFOLIOS     26
             ADDITIONAL INVESTMENT STRATEGIES                 29
             MANAGEMENT                                       40
              The Manager                                     41
              The Advisers                                    42
              Distribution Plans                              44

           YOUR INVESTMENT                                    44
              Shareholder Information                         44
              Dividends, Distributions and Taxes              45
              Sales and Purchases of Shares                   46

           FINANCIAL HIGHLIGHTS                               51

           FOR MORE INFORMATION                           Back Cover

INTRODUCTION

UNDERSTANDING THE TRUST


Met Investors Series Trust (the "Trust") is an open-end management investment company that offers a selection of fifty-two managed investment portfolios or mutual funds, only five of which are offered through this Prospectus (the "Portfolios"). Each of the five Portfolios described in this Prospectus has its own investment objective designed to meet different investment goals. Please see the Investment Summary section of this Prospectus for specific information on each Portfolio.


  INVESTING THROUGH A VARIABLE INSURANCE CONTRACT


  Class A, Class B and Class E shares of the Portfolios are currently only sold to separate accounts of Metropolitan Life Insurance Company and certain of its affiliates (collectively, "MetLife" or the "Insurance Companies") to fund the benefits under certain individual flexible premium variable life insurance policies and individual and group variable annuity contracts (collectively, "Contracts"). As a Contract owner, your premium payments are allocated to one or more of the Portfolios in accordance with your Contract.

  A particular Portfolio or Class of a Portfolio of the Trust may not be available under the Contract you have chosen. The prospectus for the Contracts shows the Portfolios and classes available to you. Please read this Prospectus carefully before selecting a Portfolio. It provides information to assist you in your decision. If you would like additional information about a Portfolio, please request a copy of the Statement of Additional Information ("SAI"). For details about how to obtain a copy of the SAI and other reports and information, see the back cover of this Prospectus. The SAI is incorporated by reference into this Prospectus.


  Some of the Portfolios have names and investment objectives that are very similar to certain publicly available mutual funds that are managed by the same investment advisers. The Portfolios in this Prospectus are not those publicly available mutual funds and will not have the same performance. Different performance will result from such factors as different implementation of investment policies, different investment restrictions, different cash flows into and out of the Portfolios, different fees, and different asset sizes.

UNDERSTANDING THE PORTFOLIOS

After this Introduction you will find an Investment Summary for each Portfolio. Each Investment Summary presents important facts about a Portfolio, including information about its investment objective, principal investment strategy, primary risks, fees and expenses and past performance.

Each of the Portfolios falls into one of two categories of fund: equity funds and fixed income funds. A particular type of Portfolio may be more appropriate for you depending upon your investment needs.


 PLEASE SEE THE CONTRACT PROSPECTUS FOR A DETAILED EXPLANATION OF YOUR CONTRACT.

DESCRIPTION OF TYPES OF FUNDS:

  EQUITY FUNDS

  Although they may involve more risk, historically, equity securities such as common stocks have offered higher returns than bonds or other investments over the long term. A domestic equity fund principally invests in equity securities of U.S. companies and may also, to a minor extent, invest in securities of companies located outside the United States. An international equity fund principally invests in the equity securities of companies located outside the United States.

  FIXED INCOME FUNDS

  Fixed income securities are securities that pay a specified rate of return. Historically, fixed income funds are not as volatile as equity funds. These funds may lend stability to a portfolio made up primarily of stocks.

--------------------------------------------------------------------------------

BEFORE YOU CHOOSE A PORTFOLIO, PLEASE CONSIDER...

All of the Portfolios involve risk, but there is also the potential for reward. You can lose money--and you can make money. The Portfolios are structured so that each offers a different degree of risk and reward than others.

WHAT RISK/REWARD LEVEL IS FOR YOU? ASK YOURSELF THE FOLLOWING:

(1) HOW WELL DO I HANDLE FLUCTUATIONS IN MY ACCOUNT VALUE?

    The greater the degree of risk for a Portfolio, the more its price is likely to move up and down on a day to day basis. If this makes you uncomfortable, you may prefer an investment that is less risky and that may not fluctuate in price as much.

(2) AM I LOOKING FOR A HIGHER RATE OF RETURN?

    Generally, the higher the potential return, the higher the risk. If you find the potential to make money is worth the possibility of losing more, then a Portfolio with higher risk may be right for you.

A final note: These Portfolios are designed for long-term investment.

                                THE PORTFOLIOS

INVESTMENT SUMMARY

Each Portfolio's summary discusses the following:

    INVESTMENT OBJECTIVE
    What is the Portfolio's investment goal?

    PRINCIPAL INVESTMENT STRATEGY
    How does the Portfolio attempt to achieve its investment goal? What types of investments does it contain? What style of investing and investment philosophy does it follow?

    PRIMARY RISKS
    What are the specific risks of investing in the Portfolio?

    PAST PERFORMANCE
    How well has the Portfolio performed over time?

    FEES AND EXPENSES
    What is the cost of investing in the Portfolio?

In addition to its principal investment strategy, each Portfolio may invest in various types of securities and engage in various investment techniques and practices which are not the principal focus of the Portfolio and therefore are not described in the Investment Summary section of the Prospectus. These other securities and investment techniques and practices in which a Portfolio may engage, together with their risks, are briefly discussed in "Additional Investment Strategies" in this Prospectus.

Following the Investment Summary is the section entitled "Primary Risks of Investing in the Portfolios" which lists some of the factors that may affect the value of a Portfolio's investments.

The SAI provides more detailed information regarding the various types of securities that a Portfolio may purchase and certain investment techniques and practices of its Adviser.

The Contracts may be sold by banks. AN INVESTMENT IN A PORTFOLIO OF THE TRUST THROUGH A CONTRACT IS NOT A DEPOSIT OR OBLIGATION OF, OR GUARANTEED BY, ANY BANK, AND IS NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY OF THE U.S. GOVERNMENT.


 EACH PORTFOLIO IN THIS PROSPECTUS IS A MUTUAL FUND: A POOLED INVESTMENT THAT IS PROFESSIONALLY MANAGED AND THAT GIVES YOU THE OPPORTUNITY TO PARTICIPATE IN FINANCIAL MARKETS. EACH PORTFOLIO STRIVES TO REACH ITS STATED INVESTMENT OBJECTIVE, WHICH CAN BE CHANGED WITHOUT SHAREHOLDER APPROVAL. AS WITH ALL MUTUAL FUNDS, THERE IS NO GUARANTEE THAT A PORTFOLIO WILL ACHIEVE ITS INVESTMENT OBJECTIVE.


 A PORTFOLIO'S ADVISER MAY SELL A PORTFOLIO SECURITY WHEN THE VALUE OF THE INVESTMENT REACHES OR EXCEEDS ITS ESTIMATED FAIR VALUE, TO TAKE ADVANTAGE OF MORE ATTRACTIVE INVESTMENT OPPORTUNITIES, WHEN THE ISSUER'S INVESTMENT FUNDAMENTALS BEGIN TO DETERIORATE, WHEN THE PORTFOLIO MUST MEET REDEMPTIONS, OR FOR OTHER INVESTMENT REASONS.

                     LORD ABBETT BOND DEBENTURE PORTFOLIO

INVESTMENT OBJECTIVE:

High current income and the opportunity for capital appreciation to produce a high total return.

PRINCIPAL INVESTMENT STRATEGY:


To pursue its goal, the Portfolio, under normal circumstances, will invest at least 80% of its net assets, in bonds, debentures and other fixed income securities. The Portfolio allocates its assets principally among fixed income securities in four market sectors: U.S. investment grade securities, U.S. high yield securities, foreign securities (including emerging market securities) and convertible securities. These securities may include: all types of bonds, debentures, mortgage-related and other asset-backed securities, high-yield and investment grade debt securities, U.S. Government securities, equity-related securities such as convertibles and debt securities with warrants and emerging market debt securities. Under normal circumstances, the Portfolio invests in each of the four sectors described above. However, the Portfolio may invest substantially all of its assets in any one sector at any time, subject to the limitation that at least 20% of the Portfolio's net assets must be invested in any combination of investment grade debt securities, U.S. Government securities and cash equivalents. The Portfolio may invest up to 15% of its assets in credit default swaps. The Portfolio may invest up to 20% of its net assets in equity securities, including common stocks, preferred stocks, convertible preferred stocks, warrants and similar instruments. The Portfolio may invest up to 20% of its net assets in foreign securities.

The Adviser will actively manage the Portfolio and seek unusual values, particularly in lower-rated debt securities, some of which are convertible into common stocks or have warrants attached to purchase common stocks. In selecting lower-rated bonds for investment, the Adviser does not rely upon ratings, which evaluate only the safety of principal and interest, not market value risk, and which, furthermore, may not accurately reflect an issuer's current financial condition. The Portfolio does not have any minimum rating criteria for its investments in bonds and some issuers may default as to principal and/or interest payments subsequent to the purchase of their securities. Through portfolio diversification, good credit analysis and attention to current developments and trends in interest rates and economic conditions, the Adviser believes that investment risk may be reduced, although there is no assurance that losses will not occur.

The Portfolio normally invests in long-term debt securities when the Adviser believes that interest rates in the long run will decline and prices of such securities generally will be high. When the Adviser believes that long-term interest rates will rise, it may shift the Portfolio into short-term debt. Under normal circumstances, the average duration of the Portfolio's debt securities will be between 3 and 7 years with an average maturity of 5 to 12 years.

Capital appreciation may be obtained by investing in:

  .  debt securities when the trend of interest rates is expected to be down

  . convertible debt securities or debt securities with warrants attached entitling the holder to purchase common stock

  . debt securities of issuers in financial difficulties when, in the view of the Adviser, the problems giving rise to such difficulties can be successfully resolved, with a consequent improvement in the credit standing of the issuers (such investments involve corresponding risks that interest and principal payments may not be made if such difficulties are not resolved)

  .  equity securities

The Portfolio may invest up to 20% of its net assets, at market value, in debt and equity securities primarily traded in foreign countries.

The Portfolio may hold or sell any property or securities which it may obtain through the exercise of conversion rights or warrants or as a result of any reorganization, recapitalization or liquidation proceedings for any issuer of securities owned by it. In no event will the Portfolio voluntarily purchase any securities other than debt securities, if, at the time of such purchase or acquisition, the value of the property and securities, other than debt securities, in the Portfolio is greater than 20% of the value of its net assets.


PRIMARY RISKS:


The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail starting on page 26, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:


  .  Market risk

  .  Interest rate risk

  .  Credit risk

  .  High yield debt security risk

  .  Foreign investment risk

  .  Market capitalization risk

  .  Investment style risk

The use of credit default transactions is a highly specialized activity that involves investment techniques and risks that are different from those associated with ordinary portfolio securities transactions. If the Adviser is incorrect in its forecasts of the interest rates, currency exchange rates or market values or its assessments of the credit risks, relevant to these transactions that it enters, the investment performance of the Portfolio may be less favorable than it would have been if the Portfolio had not entered into them.

Because these arrangements are bi-lateral agreements between the Portfolio and its counterparty, each party is exposed to the risk of default by the other. In addition, they may involve a small investment of cash compared to the risk assumed with the result that small changes may produce disproportionate and substantial gains or losses to the Portfolio. However, the Portfolio's obligations under swap agreements generally are collateralized by cash or government securities based on the amount by which the value of the payments that the Portfolio is required to pay exceed the value of the payments that its counterparty is required to make. The

 PORTFOLIO MANAGEMENT:


..  Lord, Abbett & Co. LLC see page 43

..  For financial highlights see page 51


Portfolio segregates liquid assets equal to any difference between that excess and the amount of collateral that they are required to provide. Conversely, the Portfolio requires their counterparties to provide collateral on a comparable basis except in those instances in which the Adviser is satisfied with the claims paying ability of the counterparty without such collateral.

PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.




The performance shown below for the period February 12, 2001 through December 31, 2007 is the performance of the Portfolio's Class A shares, the Portfolio's oldest Class. The historical performance shown for the Portfolio's Class A shares prior to February 12, 2001 is the performance of the Portfolio's predecessor fund (Bond Debenture Portfolio, a series of Cova Series Trust, which commenced operations on May 1, 1996) managed by the Adviser using the same investment objective and strategy as the Portfolio. The assets of the predecessor fund were transferred to the Portfolio on February 12, 2001.

The bar chart below shows you the performance of the Portfolio's Class A shares for the last ten calendar years and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart.

               Year-by-Year Total Return as of 12/31 of Each Year

                                    [CHART]


  98      99      00      01      02      03      04     05     06      07
------  ------  ------  ------  ------  ------  ------  -----  -----  ------
6.26%   3.40%   0.87%   3.76%   -0.39%  19.52%   8.43%  1.81%  9.35%   6.85%

High Quarter:   2nd - 2003    +7.25%
Low Quarter:    3rd - 1998    -4.31%


The table below compares the Portfolio's Class A, Class B and Class E shares' average annual compounded total returns for the 1-, 5- and 10-year periods through 12/31/07, as applicable, with the Credit Suisse First Boston High Yield Index, the Lehman Brothers Aggregate Bond Index, the Merrill Lynch High Yield Master II Constrained Index and a Hybrid Index. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.

The Credit Suisse First Boston High Yield Index is a market-weighted index that includes publicly traded bonds rated below BBB by S&P and Baa by Moody's. The Lehman Brothers Aggregate Bond Index is a widely recognized unmanaged index which is a broad measure of the taxable bonds in the U.S. market, with maturities of at least one year. The Merrill Lynch High Yield Master II Constrained Index is a market value-weighted index of all domestic and Yankee high-yield bonds, including deferred interest bonds and payment-in-kind securities. Issues included in the Index have maturities of one year or more and have a credit rating lower than BBB-/Baa3, but are not in default. The Hybrid Index consists of 60% Merrill Lynch High Yield Master II Constrained Index, 20% Lehman Brothers Aggregate Bond Index and 20% Merrill Lynch All Convertible Index. (The Merrill Lynch All Convertible Index is an unmanaged market-capitalization weighted index of domestic corporate convertible securities.)

Effective April 30, 2007, the Lehman Brothers Aggregate Bond Index replaced the Credit Suisse First Boston High Yield Index as the primary benchmark of the Portfolio and the Merrill Lynch High Yield Master II Constrained Index and the Hybrid Index became secondary benchmarks of the Portfolio.



     Average Annual Total Return as of 12/31/07
----------------------------------------------------
                                1 Year 5 Year 10 Year
------------------------------- ------ ------ -------
Class A                          6.85%  9.04%  5.85%
Class B                          6.55%  8.75%    --
Class E                          6.73%  8.87%    --
Credit Suisse First Boston High
 Yield Index                     2.66% 10.97%  6.10%
Lehman Brothers Aggregate
 Bond Index                      6.96%  4.42%  5.97%
Merrill Lynch High Yield Master
 II Constrained Index            2.19% 10.76%  5.51%
Hybrid Index                     3.40%  9.39%  6.00%



FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2007, and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)



                                          Class A Class B Class E
-----------------------------------------------------------------
Management Fee                             0.49%   0.49%   0.49%
-----------------------------------------------------------------
12b-1 Fees                                 None    0.25%   0.15%
-----------------------------------------------------------------
Other Expenses                             0.05%   0.04%   0.04%
-----------------------------------------------------------------
Total Annual Portfolio Operating Expenses  0.54%   0.78%   0.68%
-----------------------------------------------------------------

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES



         Class A Class B Class E
--------------------------------
1 Year    $ 55    $ 80    $ 70
--------------------------------
3 Years   $174    $250    $218
--------------------------------
5 Years   $302    $435    $380
--------------------------------
10 Years  $678    $969    $849
--------------------------------

                    LORD ABBETT GROWTH AND INCOME PORTFOLIO

INVESTMENT OBJECTIVE:

Long-term growth of capital and income without excessive fluctuation in market value.

PRINCIPAL INVESTMENT STRATEGY:


To pursue this objective, the Portfolio primarily purchases equity securities of large, seasoned, U.S. and multinational companies that the Adviser believes are undervalued. Under normal circumstances, the Portfolio will invest at least 80% of its net assets in equity securities of large companies. A large company is defined as a company having a market capitalization at the time of purchase that falls within the market capitalization range of companies in the Russell 1000 Index, a widely-used benchmark for large-cap stock performance. As of February 29, 2008, the market capitalization range of the Russell 1000 Index was $305 million to $490.2 billion. This range varies daily. Equity securities in which the Portfolio may invest may include common stocks, preferred stocks, convertible securities, warrants, and similar instruments. Common stocks, the most familiar type of equity security, represent an ownership interest in a company.

In selecting investments, the Portfolio attempts to invest in securities selling at reasonable prices in relation to the Adviser's assessment of their potential value. While there is the risk that an investment may never reach what the Adviser believes is its full value or may go down in value, the Adviser's emphasis on large, seasoned company value stocks may limit the Portfolio's downside risk because value stocks are believed to be underpriced, and large, seasoned company stocks tend to be less volatile than the stocks of smaller companies.


PRIMARY RISKS:


The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail starting on page 26, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:


  .  Market risk

  .  Market capitalization risk

  .  Investment style risk

PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

 PORTFOLIO MANAGEMENT:


..  Lord, Abbett & Co. LLC see page 43

..  For financial highlights see page 54




The performance shown below for the period February 12, 2001 through December 31, 2007 is the performance of the Portfolio's Class A shares, the Portfolio's oldest Class. The historical performance shown for the Portfolio's Class A shares prior to February 12, 2001 is the performance of the Portfolio's predecessor funds managed by the Adviser using the same investment objective and strategy as the Portfolio. On January 8, 1999 substantially all of the assets of the Growth and Income Portfolio of Lord Abbett Series Fund, Inc. were transferred to the Lord Abbett Growth and Income Portfolio, a series of Cova Series Trust. The assets of the Lord Abbett Growth and Income Portfolio of Cova Series Trust were transferred to the Portfolio on February 12, 2001. The performance shown below for the Portfolio's Class A shares is the historical performance of the Lord Abbett Growth and Income Portfolio of Cova Series Trust (from January 8, 1999 through February 11, 2001) and of the Growth and Income Portfolio of Lord Abbett Series Fund, Inc. (from December 11, 1989 through January 7, 1999).

The bar chart below shows you the performance of the Portfolio's Class A shares for the last ten calendar years and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart.


               Year-by-Year Total Return as of 12/31 of Each Year

                                     [CHART]

  98      99      00       01      02       03      04      05     06      07
------  ------  ------  ------   ------  -------  ------  ------  -----  ------
12.89%  16.56%  14.68%  -5.73%  -17.95%  31.06%   12.92%  3.68%   18.03%  4.01%

                    High Quarter:   2nd - 2003      +17.86%
                    Low Quarter:    3rd - 2002      -19.80%



The table below compares the Portfolio's Class A and Class B shares' average annual compounded total returns for the 1-, 5- and 10-year periods through 12/31/07, as applicable, with the S&P 500 Index, a widely recognized unmanaged index that measures the stock performance of 500 large- and medium-sized companies and is often used to indicate the performance of the overall stock market. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.



Average Annual Total Return as of 12/31/07
-----------------------------------------
                1 Year   5 Year   10 Year
 -------------  -------- -------- -------
Class A          4.01%   13.50%    8.20%
Class B          3.72%   13.22%      --
S&P 500 Index    5.49%   12.83%    5.91%

FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2007 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)



                                          Class A Class B
---------------------------------------------------------
Management Fee                             0.49%   0.49%
---------------------------------------------------------
12b-1 Fees                                 None    0.25%
---------------------------------------------------------
Other Expenses                             0.03%   0.03%
---------------------------------------------------------
Total Annual Portfolio Operating Expenses  0.52%   0.77%
---------------------------------------------------------



EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES



         Class A  Class B
--------------------------
1 Year   $     53 $     79
--------------------------
3 Years  $    167 $    247
--------------------------
5 Years  $    291 $    429
--------------------------
10 Years $    654 $    957
--------------------------

                    MFS(R) RESEARCH INTERNATIONAL PORTFOLIO

INVESTMENT OBJECTIVE:

Capital appreciation.

PRINCIPAL INVESTMENT STRATEGY:


The Portfolio normally invests its assets primarily in foreign equity securities, including emerging market equity securities.

The Portfolio may invest a relatively high percentage of its assets in a single country, a small number of countries, or a particular geographic region.

In selecting investments for the Portfolio, the Portfolio's Adviser is not constrained to any particular investment style. The Portfolio's Adviser may invest the Portfolio's assets in the stocks of companies it believes to have above average earnings growth potential compared to other companies (growth companies), in the stocks of companies it believes are undervalued compared to their perceived worth (value companies), or in a combination of growth and value companies.

The Portfolio may invest in companies of any size.

A team of investment research analysts selects investments for the Portfolio. The Portfolio's Adviser allocates the Portfolio's assets to analysts by broad market sectors. The Adviser uses a bottom-up approach in buying and selling investments for the Portfolio.

Investments are selected primarily based on fundamental analysis of issuers and their potential in light of their current financial condition and industry position, and market, economic, political, and regulatory conditions. Factors considered may include analysis of earnings, cash flows, competitive position, and management ability. Quantitative analysis of these and other factors may also be considered.


PRIMARY RISKS:


The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail starting on page 26, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:


  .  Market risk

  .  Foreign investment risk

  .  Market capitalization risk

  .  Investment style risk


The Portfolio may invest a substantial amount of its assets in issuers located in a single country, a limited number of countries, or a particular geographic region. If the Portfolio focuses its investments in this manner, it assumes the risk that economic, political and social conditions in those countries or regions will have a significant impact on its investment performance.

In addition, investments in emerging markets include all of the risks of investments in foreign securities and are subject to severe price declines. The economic and political structures of developing nations, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity. Such countries may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners and economics based on only a few industries. For these reasons, all of the risks of investing in foreign securities are heightened by investing in emerging markets countries. The markets of developing countries have been more volatile than the markets of developed countries with more mature economies. These markets often have provided significantly higher or lower rates of return than developed markets, and significantly greater risks, to investors.

PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.




The bar chart below shows you the performance of the Portfolio's Class B shares, the Portfolio's oldest Class, for each full calendar year since its inception and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart.


               Year-by-Year Total Return as of 12/31 of Each Year

                                    [CHART]


   02     03       04      05       06       07
-------  ------  ------  ------   ------   ------
-11.80%  32.04%  19.56%  16.42%   26.56%   13.29%

High Quarter: 4th - 2003 +15.97%
Low Quarter:  3rd - 2002 -14.58%



The table below compares the Portfolio's Class A, Class B and Class E shares' average annual compounded total returns for the 1- and 5-year periods and from inception through 12/31/07 with the Morgan Stanley Capital International Europe, Australia and Far East ("MSCI EAFE") Index, a widely recognized unmanaged index which is an aggregate of 15 individual country indices that collectively represent many of the major markets of the world, and the MSCI ACWI (All Country World Index), a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging




 PORTFOLIO MANAGEMENT:


..  Massachusetts Financial Services Company see page 43

.. For financial highlights see page 56 markets. As of June 2007 the MSCI ACWI consisted of 48 country indices comprising 23 developed and 25 emerging market country indices. The developed market country indices included are: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States. The emerging market country indices included are: Argentina, Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Israel, Jordan, Korea, Malaysia, Mexico, Morocco, Pakistan, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand, and Turkey. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.



       Average Annual Total Return as of 12/31/07
---------------------------------------------------------
                                        Since   Inception
                       1 Year 5 Years Inception   Date
---------------------- ------ ------- --------- ---------
Class A                13.60%  21.65%   11.74%    5/1/01
Class B                13.29%  21.39%   10.37%   2/12/01
Class E                13.38%  21.49%   15.54%  10/31/01
MSCI EAFE Index        11.63%  22.08%    8.90%*
MSCI All Country World
 (Ex.-U.S.) Index      17.12%  24.52%   10.75%*
* Index performance is from 2/1/01.



FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2007, and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)



                                          Class A Class B Class E
-----------------------------------------------------------------
Management Fee                             0.70%   0.70%   0.70%
-----------------------------------------------------------------
12b-1 Fees                                 None    0.25%   0.15%
-----------------------------------------------------------------
Other Expenses                             0.09%   0.09%   0.09%
-----------------------------------------------------------------
Total Annual Portfolio Operating Expenses  0.79%   1.04%   0.94%
-----------------------------------------------------------------



EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The

Example also assumes that total annual operating expenses remain the same. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES



         Class A  Class B  Class E
-----------------------------------
1 Year   $     81 $    107 $     96
-----------------------------------
3 Years  $    253 $    333 $    301
-----------------------------------
5 Years  $    440 $    577 $    522
-----------------------------------
10 Years $    981 $  1,276 $  1,159
-----------------------------------

                  OPPENHEIMER CAPITAL APPRECIATION PORTFOLIO

INVESTMENT OBJECTIVE:

Capital appreciation.

PRINCIPAL INVESTMENT STRATEGY:


The Portfolio invests mainly in common stocks of "growth companies". These may be newer companies or established companies of any capitalization range that the Adviser believes may appreciate in value over the long term. The Portfolio currently focuses mainly on mid-cap and large-cap domestic companies. The Portfolio may also purchase the securities of foreign issuers.

In deciding what securities to buy or sell, the Portfolio's Adviser looks for growth companies that are believed to have reasonably priced stock in relation to overall stock market valuations. The Adviser focuses on factors that may vary in particular cases and over time in seeking broad diversification of the Portfolio's investments among industries and market sectors. Currently, the Adviser looks for:

  .  Companies with above-average growth potential

  .  Stocks with reasonable valuations relative to their growth potential

  .  Growth rates that the Adviser believes are sustainable over time


PRIMARY RISKS:


The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail starting on page 26, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:


  .  Market risk

  .  Foreign investment risk

  .  Market capitalization risk

  .  Investment style risk


In addition, investments in emerging markets include all of the risks of investments in foreign securities and are subject to severe price declines. The economic and political structures of developing nations, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity. Such countries may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners and economies based on only a few industries. For these reasons, all of the risks of investing in foreign securities are heightened by investing in emerging markets countries. The markets of developing countries have been more volatile than the markets of developed countries with more mature economies. These markets often have provided significantly higher or lower rates of return than developed markets, and significantly greater risks, to investors.

PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.


The bar chart below shows you the performance of the Portfolio's Class B shares, the Portfolio's oldest Class, for each full calendar year since its inception and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart.

Year-by-Year Total Return as of 12/31 of Each Year

                                    [CHART]

  02        03       04       05       06        07
-------   ------   ------   ------   ------    ------
-24.73%   28.53%    6.40%    4.71%    7.62%    14.29%

High Quarter: 2nd-2003  +14.54%
Low Quarter:  2nd-2002  -15.52%


The table below compares the Portfolio's Class A, Class B and Class E shares' average annual compounded total returns for the 1- and 5-year periods, as applicable, and from inception through 12/31/07 with the S&P 500 Index and the Russell 1000 Growth Index. The S&P 500 Index is a widely recognized unmanaged index that measures the stock performance of 500 large- and medium-sized companies and is often used to indicate the performance of the overall stock market. The Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.



             Average Annual Total Return as of 12/31/07
---------------------------------------------------------------------
                                                    Since   Inception
                                    1 Year 5 Year Inception   Date
----------------------------------- ------ ------ --------- ---------
Class A                             14.45% 12.22%    5.06%    1/2/02
Class B                             14.29% 11.99%    1.88%   2/12/01
Class E                             14.48%    --    12.08%    5/1/05
S&P 500 Index                        5.49% 12.83%    2.82%*
Russell 1000 Growth Index           11.81% 12.10%   -0.73%*
* Index performance is from 2/1/01.





 PORTFOLIO MANAGEMENT:


..  OppenheimerFunds, Inc. see page 43

..  For financial highlights see page 59

FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2007, and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)



                                           Class A Class B Class E
------------------------------------------------------------------
Management Fee                              0.58%   0.58%   0.58%
------------------------------------------------------------------
12b-1 Fees                                  None    0.25%   0.15%
------------------------------------------------------------------
Other Expenses                              0.04%   0.06%   0.07%
------------------------------------------------------------------
Total Annual Portfolio Operating Expenses*  0.62%   0.89%   0.80%
------------------------------------------------------------------



        * Met Investors Advisory, LLC ("the Manager") and the Trust have entered into an Expense Limitation Agreement whereby the total Annual Portfolio Operating Expenses for the Class A, B and E shares of the Portfolio will not exceed 0.75%, 1.00% and 0.90%, respectively, for the period ended April 30, 2009 and in any year in which the Agreement is in effect. Under certain circumstances, any fees waived or expenses reimbursed by the Manager may, with the approval of the Trust's Board of Trustees, be repaid to the Manager.

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same and that all expense limitations remain in effect only for the period ended April 30, 2009. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES



         Class A  Class B  Class E
-----------------------------------
1 Year   $     64 $     91 $     82
-----------------------------------
3 Years  $    199 $    285 $    256
-----------------------------------
5 Years  $    347 $    495 $    446
-----------------------------------
10 Years $    776 $  1,100 $    993
-----------------------------------

                         PIMCO TOTAL RETURN PORTFOLIO

INVESTMENT OBJECTIVE:

Maximum total return, consistent with the preservation of capital and prudent investment management.

PRINCIPAL INVESTMENT STRATEGY:


The Portfolio seeks to achieve its investment objective by investing under normal circumstances at least 65% of its net assets in a diversified portfolio of fixed income instruments of varying maturities. The average portfolio duration of the Portfolio normally varies within two years (plus or minus) of the duration of the Lehman Brothers Aggregate Bond Index.

Principal investments include fixed income securities issued by the U.S. government, its subdivisions, agencies or government-sponsored enterprises, or derivatives on them or related indices; mortgage related securities, including stripped mortgage-related securities; corporate bonds and notes and asset-backed securities; commercial paper and other money market instruments; and fixed income securities issued by foreign governments or their subdivisions, agencies and other government-sponsored enterprises and companies that are denominated in U.S. dollars or foreign currencies, some of which may be issued by governments in emerging market countries; other fixed income securities including structured notes such as hybrid or "indexed" securities and event-linked bonds; loan participations and assignments; delayed funding loans; revolving credit facilities; debt securities issued by states or local governments and their agencies, authorities and other government-sponsored enterprises; and obligations of international agencies or supranational entities. The Portfolio may invest up to 30% of its total assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. The Portfolio may invest up to 15% of its total assets in securities and instruments that are economically tied to emerging market countries. Foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) normally will be limited to 20% of the Portfolio's total assets.

The Portfolio may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities. In addition, the Portfolio may engage in forward commitments, when-issued and delayed delivery securities transactions. The Portfolio may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The "total return" sought by the Portfolio consists of income earned on the Portfolio's investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security.


PRIMARY RISKS:


The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail starting on page 26, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:


  .  Market risk

  .  Interest rate risk

  .  Credit risk

  .  Foreign investment risk

  .  High yield debt security risk

Mortgage-related securities may be issued or guaranteed by the U.S. Government, its agencies or instrumentalities or may be issued by private issuers and as such are not guaranteed by the U.S. Government, its agencies or instrumentalities. Like other debt securities, changes in interest rates generally affect the value of a mortgage-backed security. Additionally, some mortgage-backed securities may be structured so that they may be particularly sensitive to interest rates.

Investments in mortgage-related securities are also subject to special risks of prepayment. Prepayment risk occurs when the issuer of a security can prepay the principal prior to the security's maturity. Securities subject to prepayment risk, including the collateralized mortgage obligations and other mortgage-related securities that the Portfolio can buy, generally offer less potential for gains when prevailing interest rates decline, and have greater potential for loss when interest rates rise depending upon the coupon of the underlying securities. The impact of prepayments on the price of a security may be difficult to predict and may increase the volatility of the price. In addition, early repayment of mortgages underlying these securities may expose the Portfolio to a lower rate of return when it reinvests the principal. Further, the Portfolio may buy mortgage-related securities at a premium. Accelerated prepayments on those securities could cause the Portfolio to lose a portion of its principal investment represented by the premium the Portfolio paid.

If interest rates rise rapidly, prepayments may occur at slower rates than expected, which could have the effect of lengthening the expected maturity of a short- or medium-term security. That could cause its value to fluctuate more widely in response to changes in interest rates. In turn, this could cause the value of the Portfolio's shares to fluctuate more.

Non-mortgage asset-backed securities are not issued or guaranteed by the U.S. Government or its agencies or government-sponsored entities. In the event of a failure of these securities or of mortgage-related securities issued by private issuers to pay interest or repay principal, the assets backing these securities such as automobiles or credit card receivables may be insufficient to support the payments on the securities.

In addition, investments in emerging markets include all of the risks of investments in foreign securities and are subject to severe price declines. The economic and political structures of developing nations, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity. Such countries may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners and economies based on only a few industries. For these reasons, all of the risks of investing in foreign securities are heightened by investing in emerging market countries. The markets of developing countries have been more volatile than the markets of developed countries with more mature economies. These markets often have provided significantly higher or lower rates of return than developed markets, and significantly greater risks, to investors.

The Portfolio's investments in derivatives can significantly increase the Portfolio's exposure to market risk or credit risk of the counterparty. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the relevant assets, rates and indices.

The use of credit default transactions is a highly specialized activity that involves investment techniques and risks that are different from those associated with ordinary portfolio securities transactions. If the Adviser is incorrect in its forecasts of the interest rates, currency exchange rates or market values or its assessments of the credit risks, relevant to these transactions that it enters, the investment performance of the Portfolio may be less favorable than it would have been if the Portfolio had not entered into them.

Because these arrangements are bi-lateral agreements between the Portfolio and its counterparty, each party is exposed to the risk of default by the other. In addition, they may involve a small investment of cash compared to the risk assumed with the result that small changes may produce disproportionate and substantial gains or losses to the Portfolio. However, the Portfolio's obligations under swap agreements generally are collateralized by cash or government securities based on the amount by which the value of the payments that the Portfolio is required to pay exceed the value of the payments that its counterparty is required to make. The Portfolio segregates liquid assets equal to any difference between that excess and the amount of collateral that they are required to provide. Conversely, the Portfolio requires their counterparties to provide collateral on a comparable basis except in those instances in which the Adviser is satisfied with the claims paying ability of the counterparty without such collateral.

PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

 PORTFOLIO MANAGEMENT:


..  Pacific Investment Management Company LLC see page 44

..  For financial highlights see page 62




The bar chart below shows you the performance of the Portfolio's Class B shares, the Portfolio's oldest Class, for each full calendar year since its inception and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart.

               Year-by-Year Total Return as of 12/31 of Each Year

                                    [CHART]


  02      03     04     05      06     07
------  ------  -----  -----  -----  -----
 9.29%   4.31%  4.98%  2.25%  4.52%  7.56%

 High Quarter:   3rd - 2007    +4.15%
 Low Quarter:    2nd - 2004    -2.03%


The table below compares the Portfolio's Class A, Class B and Class E shares' average annual compounded total returns for the 1- and 5-year periods and from inception through 12/31/07 with the Lehman Brothers Aggregate Bond Index, a widely recognized unmanaged index which is a broad measure of the taxable bonds in the U.S. market, with maturities of at least one year. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.



   Average Annual Total Return as of 12/31/07
-------------------------------------------------------
                                       Since   Inception
                   1 Year   5 Year   Inception   Date
 ---------------   -------- -------- --------- ---------
Class A             7.85%    4.96%     6.15%     5/1/01
Class B             7.56%    4.71%     5.73%    2/12/01
Class E             7.63%    4.81%     5.10%   10/31/01
Lehman Brothers
 Aggregate
 Bond Index         6.96%    4.42%     5.63%*
* Index performance is from 1/31/01.





FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2007, as adjusted to assume that current contractual fees and expenses were in effect for all of 2007, and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)



                                          Class A Class B Class E
-----------------------------------------------------------------
Management Fee                             0.48%   0.48%   0.48%
-----------------------------------------------------------------
12b-1 Fees                                 None    0.25%   0.15%
-----------------------------------------------------------------
Other Expenses                             0.04%   0.04%   0.04%
-----------------------------------------------------------------
Total Annual Portfolio Operating Expenses  0.52%   0.77%   0.67%
-----------------------------------------------------------------



EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES



         Class A  Class B  Class E
-----------------------------------
1 Year   $     53 $     79 $     69
-----------------------------------
3 Years  $    167 $    247 $    215
-----------------------------------
5 Years  $    291 $    429 $    374
-----------------------------------
10 Years $    654 $    957 $    837
-----------------------------------

PRIMARY RISKS OF INVESTING IN THE PORTFOLIOS

One or more of the following primary risks may apply to your Portfolio. Please see the Investment Summary for your particular Portfolio to determine which risks apply and for a discussion of other risks that may apply to the Portfolio. Please note that there are many other circumstances that could adversely affect your investment and prevent a Portfolio from reaching its objective, which are not described here.

MARKET RISK


A Portfolio's share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including disappointing corporate earnings, adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or a company may deteriorate. In addition, an assessment by a Portfolio's Adviser of particular companies may prove incorrect, resulting in losses or poor performance by those holdings, even in a rising market. A Portfolio could also miss attractive investment opportunities if its Adviser underweights markets or industries where there are significant returns, and could lose value if the Adviser overweights markets or industries where there are significant declines.


Stocks purchased in initial public offerings (IPOs) have a tendency to fluctuate in value significantly shortly after the IPO relative to the price at which they were purchased. These fluctuations could impact the net asset value and return earned on the Portfolio's shares.

INTEREST RATE RISK

The values of debt securities are subject to change when prevailing interest rates change. When interest rates go up, the value of debt securities and certain dividend paying stocks tends to fall. If your Portfolio invests a significant portion of its assets in debt securities or stocks purchased primarily for dividend income and interest rates rise, then the value of your investment may decline. Alternatively, when interest rates go down, the value of debt securities and certain dividend paying stocks may rise.

Interest rate risk will affect the price of a fixed income security more if the security has a longer maturity because changes in interest rates are increasingly difficult to predict over longer periods of time. Fixed income securities with longer maturities will therefore be more volatile than other fixed income securities with shorter maturities. Conversely, fixed income securities with shorter maturities will be less volatile but generally provide lower returns than fixed income securities with longer maturities. The average maturity and duration of a Portfolio's fixed income investments will affect the volatility of the Portfolio's share price.

CREDIT RISK

The value of debt securities is directly affected by an issuer's ability to pay principal and interest on time. If your Portfolio invests in debt securities, the value of your investment may be adversely affected when an issuer fails to pay an obligation on a timely basis. A Portfolio may also be subject to credit risk to the extent it engages in transactions, such as securities loans, repurchase agreements or certain derivatives, which involve a promise by a third party to honor an obligation to the Portfolio. Such third party may be unwilling or unable to honor its financial obligations.

HIGH YIELD DEBT SECURITY RISK

High yield debt securities, or junk bonds, are securities which are rated below "investment grade" or are not rated, but are of equivalent quality. High yield debt securities range from those for which the prospect for repayment of principal and interest is predominantly speculative to those which are currently in default on principal or interest payments. A Portfolio with high yield debt securities may be more susceptible to credit risk and market risk than a Portfolio that invests only in higher quality debt securities because these lower-rated debt securities are less secure financially and more sensitive to downturns in the economy. In addition, the secondary market for such securities may not be as liquid as that for more highly rated debt securities. As a result, a Portfolio's Adviser may find it more difficult to sell these securities or may have to sell them at lower prices.

You should understand that high yield securities are not generally meant for short-term investing. When a Portfolio invests in high yield securities it generally seeks to receive a correspondingly higher return to compensate it for the additional credit risk and market risk it has assumed.

FOREIGN INVESTMENT RISK

Investments in foreign securities involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject:

  . These risks may include the seizure by the government of company assets, excessive taxation, withholding taxes on dividends and interest, limitations on the use or transfer of portfolio assets, and political or social instability.

  . Enforcing legal rights may be difficult, costly and slow in foreign countries, and there may be special problems enforcing claims against foreign governments.

  . Foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there may be less public information about their operations.

  .  Foreign markets may be less liquid and more volatile than U.S. markets.

  . Foreign securities often trade in currencies other than the U.S. dollar, and a Portfolio may directly hold foreign currencies and purchase and sell foreign currencies. Changes in currency exchange rates will affect a Portfolio's net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of foreign securities. An increase in the strength of the U.S. dollar relative to these other currencies may cause the value of a Portfolio to decline. Certain foreign currencies may be particularly volatile, and foreign governments may intervene in the currency markets, causing a decline in value or liquidity of a Portfolio's foreign currency or securities holdings.

  . Costs of buying, selling and holding foreign securities, including brokerage, tax and custody costs, may be higher than those involved in domestic transactions.

MARKET CAPITALIZATION RISK

Stocks fall into three broad market capitalization categories--large, medium and small. Investing primarily in one category carries the risk that due to current market conditions that category may be out of favor. If valuations of large capitalization companies appear to be greatly out of proportion to the valuations of small or medium capitalization companies, investors may migrate to the stocks of small and mid-sized companies causing a Portfolio that invests in these companies to increase in value more rapidly than a Portfolio that invests in larger, fully-valued companies. Larger more established companies may also be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion. Investing in medium and small capitalization companies may be subject to special risks associated with narrower product lines, more limited financial resources, smaller management groups, and a more limited trading market for their stocks as compared with larger companies. Securities of smaller capitalization issuers may therefore be subject to greater price volatility and may decline more significantly in market downturns than securities of larger companies. In some cases, these companies may be relatively new issuers (i.e., those having continuous operating histories of less than three years) which carries other risks in addition to the risks of other medium and small capitalization companies. New issuers may be more speculative because such companies are relatively unseasoned. These companies will often be involved in the development or marketing of a new product with no established market, which could lead to significant losses.

INVESTMENT STYLE RISK

Different investment styles tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. A Portfolio may outperform or underperform other funds that employ a different investment style. A Portfolio may also employ a combination of styles that impact its risk characteristics. Examples of different investment styles include growth and value investing. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's growth of earnings potential. Also, since growth companies usually invest a high portion of earnings in their business, growth stocks may lack the dividends of some value stocks that can cushion stock prices in a falling market. Growth oriented funds will typically underperform when value investing is in favor. Value stocks are those which are undervalued in comparison to their peers due to adverse business developments or other factors. Value investing carries the risk that the market will not recognize a security's inherent value for a long time, or that a stock judged to be undervalued may actually be appropriately priced or overvalued. Value oriented funds will typically underperform when growth investing is in favor.

ADDITIONAL INVESTMENT STRATEGIES

In addition to the principal investment strategies discussed in each individual Portfolio's Investment Summary, a Portfolio, as indicated in the chart below, may at times invest a portion of its assets in the investment strategies and may engage in certain investment techniques as described below. The SAI provides a more detailed discussion of certain of these and other securities and indicates if a Portfolio is subject to any limitations with respect to a particular investment strategy. These strategies and techniques may involve risks. ALTHOUGH A PORTFOLIO THAT IS NOT IDENTIFIED BELOW IN CONNECTION WITH A PARTICULAR STRATEGY OR TECHNIQUE GENERALLY HAS THE ABILITY TO ENGAGE IN SUCH A TRANSACTION, ITS ADVISER CURRENTLY INTENDS TO INVEST LITTLE, IF ANY, OF THE PORTFOLIO'S ASSETS IN THAT STRATEGY OR TECHNIQUE. (PLEASE NOTE THAT SOME OF THESE STRATEGIES MAY BE A PRINCIPAL INVESTMENT STRATEGY FOR A PARTICULAR PORTFOLIO AND CONSEQUENTLY ARE ALSO DESCRIBED IN THAT PORTFOLIO'S INVESTMENT SUMMARY.) The Portfolios are not limited by this discussion and may invest in other types of securities not precluded by the policies discussed elsewhere in this Prospectus.

                                                                                             LORD
                                                                                   LORD     ABBETT
                                                                                  ABBETT    GROWTH      MFS(R)
                                                                                   BOND       AND      RESEARCH
                                                                                 DEBENTURE  INCOME   INTERNATIONAL
                                                                                 PORTFOLIO PORTFOLIO   PORTFOLIO
BRADY BONDS
------------------------------------------------------------------------------------------------------------------
COLLATERALIZED MORTGAGE OBLIGATIONS                                                  X
------------------------------------------------------------------------------------------------------------------
CONVERTIBLE SECURITIES                                                               X         X           X
------------------------------------------------------------------------------------------------------------------
DEPOSITARY RECEIPTS                                                                  X         X           X
------------------------------------------------------------------------------------------------------------------
DERIVATIVES:
------------------------------------------------------------------------------------------------------------------
OPTIONS                                                                                                    X
------------------------------------------------------------------------------------------------------------------
FUTURES                                                                                                    X
------------------------------------------------------------------------------------------------------------------
DIRECT PARTICIPATION IN CORPORATE LOANS                                              X
------------------------------------------------------------------------------------------------------------------
DOLLAR ROLL TRANSACTIONS
------------------------------------------------------------------------------------------------------------------
FOREIGN CURRENCY TRANSACTIONS                                                                              X
------------------------------------------------------------------------------------------------------------------
FOREIGN DEBT SECURITIES                                                              X                     X
------------------------------------------------------------------------------------------------------------------
FOREIGN EQUITY SECURITIES                                                            X         X           X
------------------------------------------------------------------------------------------------------------------
FORWARD COMMITMENTS, WHEN-ISSUED AND DELAYED DELIVERY SECURITIES                     X                     X
------------------------------------------------------------------------------------------------------------------
HIGH QUALITY SHORT-TERM DEBT OBLIGATIONS INCLUDING BANKERS' ACCEPTANCES,
COMMERCIAL PAPER AND CERTIFICATES OF DEPOSIT ISSUED OR GUARANTEED BY BANK
HOLDING COMPANIES IN THE U.S., THEIR SUBSIDIARIES AND FOREIGN BRANCHES OR OF THE
WORLD BANK; VARIABLE AMOUNT MASTER DEMAND NOTES AND VARIABLE RATE NOTES
ISSUED BY U.S. AND FOREIGN CORPORATIONS                                              X                     X
------------------------------------------------------------------------------------------------------------------
HIGH YIELD/HIGH RISK DEBT SECURITIES                                                 X
------------------------------------------------------------------------------------------------------------------
HYBRID INSTRUMENTS
------------------------------------------------------------------------------------------------------------------
ILLIQUID AND RESTRICTED SECURITIES                                                                         X
------------------------------------------------------------------------------------------------------------------
INDEXED SECURITIES                                                                                         X
------------------------------------------------------------------------------------------------------------------
INTEREST RATE TRANSACTIONS
------------------------------------------------------------------------------------------------------------------
INVESTMENT GRADE DEBT SECURITIES                                                     X                     X
------------------------------------------------------------------------------------------------------------------
INVESTMENTS IN OTHER INVESTMENT COMPANIES INCLUDING PASSIVE FOREIGN INVESTMENT
COMPANIES                                                                                                  X
------------------------------------------------------------------------------------------------------------------
MORTGAGE-BACKED SECURITIES, INCLUDING GNMA CERTIFICATES, MORTGAGE-BACKED BONDS       X                     X
------------------------------------------------------------------------------------------------------------------
MUNICIPAL SECURITIES
------------------------------------------------------------------------------------------------------------------
NON-MORTGAGE ASSET-BACKED SECURITIES
------------------------------------------------------------------------------------------------------------------
PIK (PAY-IN-KIND) DEBT SECURITIES AND ZERO-COUPON BONDS                              X
------------------------------------------------------------------------------------------------------------------
PREFERRED STOCKS                                                                     X         X           X
------------------------------------------------------------------------------------------------------------------
REAL ESTATE INVESTMENT TRUSTS                                                                              X
------------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS                                                                X         X           X
------------------------------------------------------------------------------------------------------------------
REVERSE REPURCHASE AGREEMENTS                                                        X         X
------------------------------------------------------------------------------------------------------------------
RIGHTS AND WARRANTS                                                                  X         X           X
------------------------------------------------------------------------------------------------------------------
SECURITIES LOANS                                                                     X         X           X
------------------------------------------------------------------------------------------------------------------
SHORT SALES (AGAINST THE BOX)                                                                              X
------------------------------------------------------------------------------------------------------------------
STRUCTURED NOTES
------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT SECURITIES                                                           X                     X
------------------------------------------------------------------------------------------------------------------

                                                                                              OPPENHEIMER    PIMCO
                                                                                                CAPITAL      TOTAL
                                                                                              APPRECIATION  RETURN
                                                                                               PORTFOLIO   PORTFOLIO
BRADY BONDS                                                                                                    X
--------------------------------------------------------------------------------------------------------------------
COLLATERALIZED MORTGAGE OBLIGATIONS                                                                            X
--------------------------------------------------------------------------------------------------------------------
CONVERTIBLE SECURITIES                                                                             X           X
--------------------------------------------------------------------------------------------------------------------
DEPOSITARY RECEIPTS                                                                                X           X
--------------------------------------------------------------------------------------------------------------------
DERIVATIVES:
--------------------------------------------------------------------------------------------------------------------
OPTIONS                                                                                            X           X
--------------------------------------------------------------------------------------------------------------------
FUTURES                                                                                            X           X
--------------------------------------------------------------------------------------------------------------------
DIRECT PARTICIPATION IN CORPORATE LOANS                                                                        X
--------------------------------------------------------------------------------------------------------------------
DOLLAR ROLL TRANSACTIONS                                                                                       X
--------------------------------------------------------------------------------------------------------------------
FOREIGN CURRENCY TRANSACTIONS                                                                                  X
--------------------------------------------------------------------------------------------------------------------
FOREIGN DEBT SECURITIES                                                                                        X
--------------------------------------------------------------------------------------------------------------------
FOREIGN EQUITY SECURITIES                                                                          X
--------------------------------------------------------------------------------------------------------------------
FORWARD COMMITMENTS, WHEN-ISSUED AND DELAYED DELIVERY SECURITIES                                               X
--------------------------------------------------------------------------------------------------------------------
HIGH QUALITY SHORT-TERM DEBT OBLIGATIONS INCLUDING BANKERS' ACCEPTANCES, COMMERCIAL PAPER
AND CERTIFICATES OF DEPOSIT ISSUED OR GUARANTEED BY BANK HOLDING COMPANIES IN THE U.S., THEIR
SUBSIDIARIES AND FOREIGN BRANCHES OR OF THE WORLD BANK; VARIABLE AMOUNT MASTER DEMAND
NOTES AND VARIABLE RATE NOTES ISSUED BY U.S. AND FOREIGN CORPORATIONS                              X           X
--------------------------------------------------------------------------------------------------------------------
HIGH YIELD/HIGH RISK DEBT SECURITIES                                                                           X
--------------------------------------------------------------------------------------------------------------------
HYBRID INSTRUMENTS                                                                                             X
--------------------------------------------------------------------------------------------------------------------
ILLIQUID AND RESTRICTED SECURITIES                                                                 X           X
--------------------------------------------------------------------------------------------------------------------
INDEXED SECURITIES                                                                                             X
--------------------------------------------------------------------------------------------------------------------
INTEREST RATE TRANSACTIONS                                                                                     X
--------------------------------------------------------------------------------------------------------------------
INVESTMENT GRADE DEBT SECURITIES                                                                               X
--------------------------------------------------------------------------------------------------------------------
INVESTMENTS IN OTHER INVESTMENT COMPANIES INCLUDING PASSIVE FOREIGN INVESTMENT COMPANIES                       X
--------------------------------------------------------------------------------------------------------------------
MORTGAGE-BACKED SECURITIES, INCLUDING GNMA CERTIFICATES, MORTGAGE-BACKED BONDS                                 X
--------------------------------------------------------------------------------------------------------------------
MUNICIPAL SECURITIES                                                                                           X
--------------------------------------------------------------------------------------------------------------------
NON-MORTGAGE ASSET-BACKED SECURITIES                                                                           X
--------------------------------------------------------------------------------------------------------------------
PIK (PAY-IN-KIND) DEBT SECURITIES AND ZERO-COUPON BONDS                                                        X
--------------------------------------------------------------------------------------------------------------------
PREFERRED STOCKS                                                                                   X           X
--------------------------------------------------------------------------------------------------------------------
REAL ESTATE INVESTMENT TRUSTS                                                                      X           X
--------------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS                                                                              X           X
--------------------------------------------------------------------------------------------------------------------
REVERSE REPURCHASE AGREEMENTS                                                                                  X
--------------------------------------------------------------------------------------------------------------------
RIGHTS AND WARRANTS
--------------------------------------------------------------------------------------------------------------------
SECURITIES LOANS                                                                                   X           X
--------------------------------------------------------------------------------------------------------------------
SHORT SALES (AGAINST THE BOX)                                                                                  X
--------------------------------------------------------------------------------------------------------------------
STRUCTURED NOTES                                                                                               X
--------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT SECURITIES                                                                         X           X
--------------------------------------------------------------------------------------------------------------------

BRADY BONDS. Brady Bonds are collateralized or uncollateralized fixed income securities created through the exchange of existing commercial bank loans to public and private entities in certain emerging markets for new bonds in connection with debt restructurings. Brady Bonds have been issued only in the last decade and, accordingly do not have a long payment history. These securities are subject to credit risk and interest rate risk.

COLLATERALIZED MORTGAGE OBLIGATIONS (CMOS). CMOs are fixed income securities secured by mortgage loans and other mortgage-backed securities and are generally considered to be derivatives. CMOs may be issued or guaranteed by the U.S. Government or its agencies or instrumentalities or collateralized by a portfolio of mortgages or mortgage-related securities guaranteed by such an agency or instrumentality or may be non-U.S. Government guaranteed.

CMOs carry general fixed income securities risks, such as credit risk and interest rate risk, and risks associated with mortgage-backed securities, including prepayment risk, which is the risk that the underlying mortgages or other debt may be refinanced or paid off prior to their maturities during periods of declining interest rates. In that case, an Adviser may have to reinvest the proceeds from the securities at a lower rate. Potential market gains on a security subject to prepayment risk may be more limited than potential market gains on a comparable security that is not subject to prepayment risk.

CONVERTIBLE SECURITIES. Convertible securities are preferred stocks or bonds that pay a fixed dividend or interest payment and are convertible into common stock at a specified price or conversion ratio.

Traditionally, convertible securities have paid dividends or interest rates higher than common stocks but lower than nonconvertible securities. They generally participate in the appreciation or depreciation of the underlying stock into which they are convertible, but to a lesser degree. These securities are also subject to market risk, interest rate risk and credit risk.

DEPOSITARY RECEIPTS. Depositary receipts are receipts for shares of a foreign-based corporation that entitle the holder to dividends and capital gains on the underlying security. Receipts include those issued by domestic banks (American Depositary Receipts), foreign banks (Global or European Depositary Receipts), and broker-dealers (depositary shares).

These instruments are subject to market risk and foreign investment risk.

DERIVATIVES. Derivatives are used to limit risk in a Portfolio or to enhance investment return, and have a return tied to a formula based upon an interest rate, index, price of a security, or other measurement. Derivatives include options, futures, forward contracts and related products.

Options are the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price.

Futures are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date.

Forward contracts are contracts to purchase or sell a specified amount of a financial instrument for an agreed upon price at a specified time.

Derivatives may be used to hedge against an opposite position that a Portfolio holds. Any loss generated by the derivatives should be offset by gains in the hedged investment. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains or result in losses or missed opportunities. In addition, derivatives that are used for hedging the Portfolio in specific securities may not fully offset the underlying positions. The counterparty to a derivatives contract also could default. Derivatives that involve leverage could magnify losses.

Derivatives may also be used to maintain a Portfolio's exposure to the market, manage cash flows or to attempt to increase income. Using derivatives for purposes other than hedging is speculative and involves greater risks. In many foreign countries, futures and options markets do not exist or are not sufficiently developed to be effectively used by a Portfolio that invests in foreign securities.

DIRECT PARTICIPATION IN CORPORATE LOANS. By purchasing a loan, the Portfolio acquires some or all of the interest of a bank or other lending institution in a loan to a corporate borrower. Many such loans are secured, and most impose restrictive covenants which must be met by the borrower. These loans are made generally to finance internal growth, mergers, acquisitions, stock repurchases, leveraged buy-outs and other corporate activities. Such loans may be in default at the time of purchase. The Portfolio may also purchase trade or other claims against companies, which generally represent money owed by the company to a supplier of goods or services. These claims may also be purchased at a time when the company is in default. Certain of the loans acquired by a Portfolio may involve revolving credit facilities or other standby financing commitments which obligate the Portfolio to pay additional cash on a certain date or on demand.

The highly leveraged nature of many such loans may make such loans especially vulnerable to adverse changes in economic or market conditions. Loans and other direct investments may not be in the form of securities or may be subject to restrictions on transfer, and only limited opportunities may exist to resell such instruments. As a result, the Portfolio may be unable to sell such investments at an opportune time or may have to resell them at less than fair market value.

DOLLAR ROLL TRANSACTIONS. Mortgage dollar rolls are transactions in which the Portfolio sells securities for delivery in the current month and simultaneously contracts with the same counter-party to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date. During the roll period, the Portfolio loses the right to receive principal (including prepayments of principal) and interest paid on the securities sold. However, the Portfolio would benefit to the extent of any difference between the price received for the securities sold and the lower forward price for the future purchase (often referred to as the "drop") or fee income plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. Unless such benefits exceed the income, capital appreciation and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of the Portfolio compared with what such performance would have been without the use of mortgage dollar rolls. Accordingly, the benefits derived from the use of mortgage dollar rolls depend upon the Adviser's ability to manage mortgage prepayments. There is no assurance that mortgage dollar rolls can be successfully employed. All cash proceeds will be invested in instruments that are permissible investments for the Portfolio.

The Portfolio will maintain until the settlement date the segregation, either on the records of the Adviser or with the Trust's custodian, of cash or other liquid securities in an amount equal to the forward purchase price.

FOREIGN CURRENCY TRANSACTIONS. Foreign currency transactions are entered into for the purpose of hedging against foreign exchange risk arising from the Portfolio's investment or anticipated investment in securities denominated in foreign currencies. The Portfolio also may enter into these contracts for purposes of increasing exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. Foreign currency transactions include the purchase of foreign currency on a spot (or cash) basis, contracts to purchase or sell foreign currencies at a future date (forward contracts), the purchase and sale of foreign currency futures contracts, and the purchase of exchange traded and over-the-counter call and put options on foreign currency futures contracts and on foreign currencies.

These hedging transactions do not eliminate fluctuations in the underlying prices of the securities which the Portfolio owns or intends to purchase or sell. They simply establish a rate of exchange which can be achieved at some future point in time.

Foreign currency exchange rates may fluctuate significantly over short periods of time. A forward foreign currency exchange contract reduces the Portfolio's exposure to changes in the value of the currency it will deliver and increases its exposure to changes in the value of the currency it will exchange into. Contracts to sell foreign currency will limit any potential gain which might be realized by the Portfolio if the value of the hedged currency increases. In the case of forward contracts entered into for the purpose of increasing return, the Portfolio may sustain losses which will reduce its gross income. Forward foreign currency exchange contracts also involve the risk that the party with which the Portfolio enters the contract may fail to perform its obligations to the Portfolio. The purchase and sale of foreign currency futures contracts and the purchase of call and put options on foreign currency futures contracts and on foreign currencies involve certain risks associated with derivatives.

FOREIGN DEBT SECURITIES. Foreign debt securities are issued by foreign corporations and governments. They may include Eurodollar obligations and Yankee bonds.

Foreign debt securities are subject to foreign investment risk, credit risk and interest rate risk. Securities in developing countries are also subject to the additional risks associated with emerging markets.

FOREIGN EQUITY SECURITIES. Foreign equity securities are subject to foreign investment risk in addition to the risks applicable to domestic equity securities, such as market risk.

FORWARD COMMITMENTS, WHEN-ISSUED AND DELAYED DELIVERY SECURITIES. Forward commitments, when-issued and delayed delivery securities generally involve the purchase of a security with payment and delivery at some time in the future--I.E., beyond normal settlement. The Portfolios do not earn interest on such securities until settlement and bear the risk of market value fluctuations in between the purchase and settlement dates. New issues of stocks and bonds, private placements and U.S. Government securities may be sold in this manner.

HIGH QUALITY SHORT-TERM DEBT OBLIGATIONS, INCLUDING BANKERS' ACCEPTANCES, COMMERCIAL PAPER AND CERTIFICATES OF DEPOSIT ISSUED OR GUARANTEED BY BANK HOLDING COMPANIES IN THE U.S., THEIR SUBSIDIARIES AND FOREIGN BRANCHES OR OF THE WORLD BANK; VARIABLE AMOUNT MASTER DEMAND NOTES AND VARIABLE RATE NOTES ISSUED BY U.S. AND FOREIGN CORPORATIONS.

Commercial paper is a short-term debt obligation with a maturity ranging from one to 270 days issued by banks, corporations, and other borrowers to investors seeking to invest idle cash.

Variable amount master demand notes differ from ordinary commercial paper in that they are issued pursuant to a written agreement between the issuer and the holder, their amounts may be increased from time to time by the holder (subject to an agreed maximum) or decreased by the holder or the issuer, they are payable on demand, the rate of interest payable on them varies with an agreed formula and they are typically not rated by a rating agency. Transfer of such notes is usually restricted by the issuer, and there is no secondary trading market for them. Any variable amount master demand note purchased by a Portfolio will be regarded as an illiquid security.

These instruments are subject to credit risk, interest rate risk and foreign investment risk.

HIGH YIELD/HIGH RISK DEBT SECURITIES. High yield/high risk debt securities are securities that are rated below investment grade by the primary rating agencies (e.g., BB or lower by S&P and Ba or lower by Moody's). Other terms commonly used to describe such securities include "lower rated bonds," "noninvestment grade bonds," and "junk bonds."

High yield/high risk debt securities are subject to high yield debt security risk as described in "Primary Risks of Investing in the Portfolios" above.

HYBRID INSTRUMENTS. Hybrid instruments are a form of a derivative and combine the elements of futures contracts or options with those of debt, preferred equity or a depositary instrument. They are often indexed to the price of a commodity, particular currency, or a domestic or foreign debt or equity security index. Examples of hybrid instruments include debt instruments with interest or principal payments or redemption terms determined by reference to the value of a currency or commodity or securities index at a future point in time or preferred stock with dividend rates determined by reference to the value of a currency.

Hybrids may bear interest or pay dividends at below market (or even relatively nominal) rates. Under certain conditions, the redemption value of the instrument could be zero. Hybrids can have volatile prices and limited liquidity and their use by the Portfolio may not be successful.

ILLIQUID AND RESTRICTED SECURITIES. Each Portfolio may invest a portion of its assets in restricted and illiquid securities, which are investments that the Portfolio cannot easily resell within seven days at current value or that have contractual or legal restriction on resale. Restricted securities include those which are not registered under the Securities Act of 1933, as amended (the "1933 Act"), and are purchased directly from the issuer or in the secondary market (private placements).

If the Portfolio buys restricted or illiquid securities it may be unable to quickly resell them or may be able to sell them only at a price below current value or could have difficulty valuing these holdings precisely.

In recent years, however, a large institutional market has developed for certain securities that are not registered under the 1933 Act, including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

INDEXED SECURITIES. A Portfolio may invest in indexed securities whose value is linked to foreign currencies, interest rates, commodities, indices or other financial indicators. Most indexed securities are short to intermediate term fixed income securities whose values at maturity (i.e., principal value) or interest rates rise or fall according to changes in the value of one or more specified underlying instruments. Indexed securities may be positively or negatively indexed (i.e., their principal value or interest rates may increase or decrease if the underlying instrument appreciates), and may have return characteristics similar to direct investments in the underlying instrument or to one or more options on the underlying instrument. Indexed securities may be more volatile than the underlying instrument itself and could involve the loss of all or a portion of the principal amount of, or interest on, the instrument.

INTEREST RATE TRANSACTIONS. Interest rate transactions are hedging transactions such as interest rate swaps and the purchase or sale of interest rate caps and floors. They are used by a Portfolio in an attempt to protect the value of its investments from interest rate fluctuations. Interest rate swaps involve the exchange by the Portfolio with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate floor. The Adviser to the Portfolio enters into these transactions on behalf of the Portfolio primarily to preserve a return or spread on a particular investment or portion of its portfolio or to protect against any increase in the price of securities the Portfolio anticipates purchasing at a later date. The Portfolio will not sell interest rate caps or floors that it does not own.

There is the risk that the Adviser may incorrectly predict the direction of interest rates resulting in losses to the Portfolio.

INVESTMENT GRADE DEBT SECURITIES. Investment grade debt securities are securities rated in one of the four highest rating categories by S&P, Moody's or other nationally recognized rating agency. These securities are subject to interest rate risk and credit risk. Securities rated in the fourth investment category by a nationally recognized rating agency (e.g., BBB by S&P and Baa by Moody's) may have speculative characteristics.

INVESTMENTS IN OTHER INVESTMENT COMPANIES, INCLUDING PASSIVE FOREIGN INVESTMENT COMPANIES. When the Portfolio invests in another investment company, it must bear the management and other fees of the investment company, in addition to its own expenses. As a result, the Portfolio may be exposed to duplicate expenses which could lower its value. Investments in passive foreign investment companies also are subject to foreign investment risk.

Passive foreign investment companies are any foreign corporations which generate certain amounts of passive income or hold certain amounts of assets for the production of passive income. Passive income includes dividends, royalties, rent, and annuities.

MORTGAGE-BACKED SECURITIES, INCLUDING GNMA CERTIFICATES, MORTGAGE-BACKED BONDS AND STRIPPED MORTGAGE-BACKED SECURITIES. Mortgage-backed securities include securities backed by Ginnie Mae and Fannie Mae as well as by private issuers. These securities represent collections (pools) of commercial and residential mortgages. These securities are generally pass-through securities, which means that principal and interest payments on the underlying securities (less servicing fees) are passed through to shareholders on a pro rata basis.

These securities carry general fixed income security risks, such as credit risk and interest rate risk, as well as prepayment risk.

MUNICIPAL SECURITIES. Municipal securities are debt obligations issued by local, state and regional governments that provide interest income that is exempt from federal income tax. These securities are subject to interest rate risk and credit risk.

NON-MORTGAGE ASSET-BACKED SECURITIES. Non-mortgage asset-backed securities include equipment trust certificates and interests in pools of receivables, such as motor vehicle installment purchase obligations and credit card receivables. Such securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in the underlying pools of assets. This means that principal and interest payments on the underlying securities (less servicing fees) are passed through to shareholders on a pro rata basis.

The value of some asset-backed securities may be particularly sensitive to changes in prevailing interest rates, and like other fixed income investments, the ability of the Portfolio to successfully use these instruments may depend in part upon the ability of an Adviser to forecast interest rates and other economic factors correctly.

PIK (PAY-IN-KIND) DEBT SECURITIES AND ZERO-COUPON BONDS. PIK debt securities are debt obligations which provide that the issuer may, at its option, pay interest on such bonds in cash or in the form of additional debt obligations. Such investments benefit the issuer by mitigating its need for cash to meet debt service, but also require a higher rate of return to attract investors who are willing to defer receipt of such cash.

Zero-coupon bonds are bonds that provide for no current interest payment and are sold at a discount. These investments pay no interest in cash to its holder during its life and usually trade at a deep discount from their face or par value. These investments may experience greater volatility in market value due to changes in interest rates than debt obligations which make regular payments of interest. The Portfolio will accrue income on such investments for tax accounting purposes, as required, which is distributable to shareholders and which, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities to satisfy the Portfolio's distribution obligations.

These securities are subject to credit risk and interest rate risk.

PREFERRED STOCKS. Preferred stocks are equity securities that generally pay dividends at a specified rate and have preference over common stock in the payment of dividends and liquidation. Preferred stock generally does not carry voting rights.

Preferred stocks are subject to market risk. In addition, because preferred stocks pay fixed dividends, an increase in interest rates may cause the price of a preferred stock to fall.


REAL ESTATE INVESTMENT TRUSTS. REITs are entities which invest in commercial and other real estate properties. Risks associated with investments in securities of companies in the real estate industry include: decline in the value of real estate; risks related to general and local economic conditions; overbuilding and increased competition; increases in property taxes and operating expenses; changes in zoning laws; casualty or condemnation losses; variations in rental income; changes in neighborhood values; the appeal of properties to tenants; and increases in interest rates. In addition, equity REITs may be affected by changes in the values of the underlying property owned by the trusts, while mortgage REITs may be affected by the quality of credit extended. REITs are dependent upon management skills, may not be diversified and are subject to the risks of financing projects. Such REITs are also subject to heavy cash flow dependency, defaults by borrowers, self liquidation and the possibility of failing to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended (the "Code"), and to maintain exemption from the 1940 Act. In the event an issuer of debt securities collateralized by real estate defaults, it is conceivable that the REITs could end up holding the underlying real estate. The Portfolio, as a shareholder of a REIT, bears a portion of the REIT's annual operating expenses.


REPURCHASE AGREEMENTS. Repurchase agreements involve the purchase of a security by a Portfolio and a simultaneous agreement by the seller (generally a bank or dealer) to repurchase the security from the Portfolio at a specified date or upon demand. This technique offers a method of earning income on idle cash.

Repurchase agreements involve credit risk, i.e., the risk that the seller will fail to repurchase the security, as agreed. In that case, the Portfolio will bear the risk of market value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security.

REVERSE REPURCHASE AGREEMENTS. Reverse repurchase agreements involve the sale of a security by a Portfolio to another party (generally a bank or dealer) in return for cash and an agreement by the Portfolio to buy the security back at a specified price and time.

Reverse repurchase agreements will be used primarily to provide cash to satisfy unusually high redemption requests or for other temporary or emergency purposes. Reverse repurchase agreements are considered a form of borrowing by the Portfolio and, therefore, are a form of leverage. Leverage may cause any gains or losses of the Portfolio to be magnified.

RIGHTS AND WARRANTS. Warrants basically are options to purchase equity securities at specific prices valid for a specific period of time. Their prices do not necessarily move parallel to the prices of the underlying securities. Rights are similar to warrants, but normally have a short duration and are distributed directly by the issuer to its shareholders. Rights and warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer. These investments carry the risk that they may be worthless to the Portfolio at the time it may exercise its rights, due to the fact that the underlying securities have a market value less than the exercise price. Warrants also include Low Exercise Call Warrants or other structured securities for the purpose of gaining exposure to stocks in difficult to access foreign local markets.

SECURITIES LOANS. For purposes of realizing additional income, a Portfolio may lend securities to broker-dealers or institutional investors approved by the Board of Trustees of the Trust. All securities loans will be made pursuant to agreement requiring the loans to be continuously secured by collateral in cash or high grade debt obligations at least equal at all times to the market value of the loaned securities. The borrower pays to the Portfolio an amount equal to any dividends or interest received on loaned securities. The Portfolio retains all or a portion of the interest received on investment of cash collected or receives a fee from the borrower.

The risk in lending portfolio securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral, or in the recovery of the securities or possible loss of rights in their collateral should the borrower fail financially.

SHORT SALES. Short sales are sales of securities that the seller does not own. The seller must borrow the securities to make delivery to the buyer. A short sale may be uncollateralized or against-the-box. A short sale is "against-the-box" if at all times when the short position is open, the seller owns an equal amount of the securities sold short or securities convertible into, or exchanged without further consideration for, securities of the same issue as the securities sold short.

The price of securities purchased to replace borrowed securities sold short may be greater than proceeds received in the short sale resulting in a loss to the Portfolio.

STRUCTURED NOTES. A form of hybrid investment, structured notes are derivatives on which the amount of principal repayment and/or interest payments is based upon the movement of one or more factors. Structured notes are interests in entities organized and operated for the purpose of restructuring the investment characteristics of debt obligations. Structured notes are typically sold in private placement transactions, and there currently is no active trading market for structured notes.

Structured notes are also subject to credit risk and interest rate risk and can have volatile prices.

U.S. GOVERNMENT SECURITIES. U.S. Government securities include direct obligations of the U.S. Government that are supported by its full faith and credit, like Treasury bills and GNMA certificates. Treasury bills have initial maturities of less than one year, Treasury notes have initial maturities of one to ten years and Treasury bonds may be issued with any maturity but generally have maturities of at least ten years. U.S. Government securities also include indirect obligations of the U.S. Government that are issued by federal agencies and government-sponsored entities, like bonds and notes issued by the Federal Home Loan Bank and Fannie Mae. Unlike Treasury securities, agency securities generally are not backed by the full faith and credit of the U.S. Government. Some agency securities are supported by the right of the issuer to borrow from the Treasury, others are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations and others are supported only by the credit of the sponsoring agency.

U.S. Government securities are subject to interest rate risk. Credit risk is remote.

DEFENSIVE INVESTMENTS


Under adverse market or economic conditions, a Portfolio could invest for temporary defensive purposes some or all of its assets in money market securities or utilize other investment strategies that may be inconsistent with a Portfolio's principal investment strategy. Temporary defensive instruments generally include U.S. government securities, bank time deposits denominated in the currency of any major nation, commercial paper and repurchase agreements. The Adviser may also invest in these types of securities or hold cash while looking for suitable investment opportunities or to maintain liquidity. Although a Portfolio would employ these measures only in seeking to avoid losses, they could reduce the benefit from an upswing in the market or prevent the Portfolio from meeting its investment objective.


PORTFOLIO TURNOVER

The Portfolios' Advisers will sell a security when they believe it is appropriate to do so, regardless of how long a Portfolio has owned that security. Buying and selling securities generally involves some expense to a Portfolio, such as commissions paid to brokers and other transaction costs. Generally speaking, the higher a Portfolio's annual portfolio turnover rate, the greater its brokerage costs. Increased brokerage costs may adversely affect a Portfolio's performance. The Portfolios, with the exception of PIMCO Total Return Portfolio, generally intend to purchase securities for long-term investment and therefore will have a relatively low turnover rate. Annual turnover rate of 100% or more is considered high and will result in increased costs to the Portfolios. PIMCO Total Return Portfolio generally will have annual turnover rates of 100% or more.

DOWNGRADES IN FIXED INCOME DEBT SECURITIES

Unless required by applicable law, the Portfolios are not required to sell or dispose of any debt security that either loses its rating or has its rating reduced after a Portfolio purchases the security.

MANAGEMENT

The Trust's Board of Trustees is responsible for managing the business affairs of the Trust. The Trustees meet periodically to review the affairs of the Trust and to establish certain guidelines which the Manager and Advisers are expected to follow in implementing the investment policies and objectives of the Trust. The Trustees also review the management of the Portfolios' assets by the Advisers. Information about the Trustees and executive officers of the Trust is contained in the SAI.

THE MANAGER


Met Investors Advisory, LLC (the "Manager"), 5 Park Plaza, Suite 1900, Irvine, California 92614, has overall responsibility for the general management and administration of all of the Portfolios. The Manager selects and pays the fees of the Advisers for each of the Trust's Portfolios and monitors each Adviser's investment program. The Manager is an affiliate of MetLife.


As compensation for its services to the Portfolios, the Manager receives monthly compensation at an annual rate of a percentage of the average daily net assets of each Portfolio. The management fees for each Portfolio are:


PORTFOLIO                                  MANAGEMENT FEE
Lord Abbett Bond Debenture Portfolio       0.60% of first $250 million of such assets plus
                                           0.55% of such assets over $250 million up to $500 million
                                           plus 0.50% of such assets over $500 million up to $1 billion plus 0.45% of such assets over $1 billion
-------------------------------------------------------------------------------------------------------
Lord Abbett Growth and Income Portfolio    0.60% of first $600 million of such assets plus
                                           0.55% of such assets over $600 million up to $1.1 billion
                                           plus 0.50% of such assets over $1.1 billion up to $1.5
                                           billion plus 0.45% of such assets over $1.5 billion
-------------------------------------------------------------------------------------------------------
MFS(R) Research International Portfolio    0.80% of first $200 million of such assets plus
                                           0.75% of such assets over $200 million up to $500 million
                                           plus 0.70% of such assets over $500 million up to $1 billion plus 0.65% of such assets over $1 billion
-------------------------------------------------------------------------------------------------------
Oppenheimer Capital Appreciation Portfolio 0.65% of first $150 million of such assets plus 0.625% of such assets over $150 million up to $300 million plus
                                           0.60% of such assets over $300 million up to $500 million
                                           plus 0.55% of such assets over $500 million up to $700
                                           million plus 0.525% of such assets over $700 million up to
                                           $900 million plus 0.50% of such assets over $900 million
-------------------------------------------------------------------------------------------------------
PIMCO Total Return Portfolio               0.50% of first $1.2 billion of such assets, plus 0.475% of such assets over $1.2 billion
-------------------------------------------------------------------------------------------------------


A discussion regarding the basis of the decision of the Trust's Board of Trustees' to approve the Management Agreement with the Manager and the investment advisory agreements with the Advisers is available in each Portfolio's annual report.

EXPENSE LIMITATION AGREEMENT


In the interest of limiting expenses of certain Portfolios until April 30, 2009, the Manager has entered into an expense limitation agreement with the Trust ("Expense Limitation Agreement"). Pursuant to that Expense Limitation Agreement, the Manager has agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses of the Portfolio set forth below, other than interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, other extraordinary expenses not incurred in the ordinary course of the Portfolio's business and amounts payable pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act are limited to the following respective expense ratios:



                                                 TOTAL EXPENSES LIMITED TO
      PORTFOLIO                                  (% OF DAILY NET ASSETS)
      Oppenheimer Capital Appreciation Portfolio           0.75%



Each Portfolio may at a later date reimburse the Manager the management fees waived or limited and other expenses assumed and paid by the Manager pursuant to the Expense Limitation Agreement provided such Portfolio has reached a sufficient asset size to permit such reimbursement to be made without causing the total annual expense ratio of such Portfolio to exceed the percentage limits stated above. Consequently, no reimbursement by a Portfolio will be made unless: (i) the Portfolio's total annual expense ratio is less than the respective percentages stated above; and (ii) the payment of such reimbursement has been approved by the Trust's Board of Trustees.


The total amount of reimbursement to which the Manager may be entitled will equal, at any time, the sum of (i) all investment management fees previously waived or reduced by the Manager and (ii) all other payments previously remitted by the Manager to the Portfolio during any of the previous five fiscal years, less any reimbursement that the Portfolio has previously paid to the Manager with respect to (a) such investment management fees previously waived or reduced and (b) such other payments previously remitted by the Manager to the Portfolio.

THE ADVISERS

Under the terms of the agreements between each Adviser and the Manager, the Adviser will develop a plan for investing the assets of each Portfolio, select the assets to be purchased and sold by each Portfolio, select the broker-dealer or broker-dealers through which the Portfolio will buy and sell its assets, and negotiate the payment of commissions, if any, to those broker-dealers. Each Adviser follows the investment policies set by the Manager and the Board of Trustees for each of the Portfolios. Day-to-day management of the investments in each Portfolio is the responsibility of the Adviser's portfolio managers. The portfolio managers of each Portfolio are indicated below following a brief description of each Adviser. The SAI provides additional information about each committee member's or portfolio manager's compensation, other accounts managed and the person's ownership of securities in the Portfolio.

The Trust and the Manager have received an exemptive order from the Securities and Exchange Commission that permits the Manager, subject to certain conditions, and without the approval of shareholders to: (a) employ a new unaffiliated investment adviser for a Portfolio pursuant to the terms of a new investment advisory agreement, in each case either as a replacement for an existing Adviser or as an additional Adviser; (b) change the terms of any investment advisory agreement; and (c) continue the employment of an existing Adviser on the same advisory contract terms where a contract has been assigned because of a change in control of the Adviser. In such circumstances, shareholders would receive notice of such action, including the information concerning the new Adviser that normally is provided in a proxy statement.

The Manager pays each Adviser a fee based on the Portfolio's average daily net assets. No Portfolio is responsible for the fees paid to each of the Advisers.

LORD, ABBETT & CO. LLC ("Lord Abbett"), 90 Hudson Street, Jersey City, New Jersey 07302, is the Adviser to the Lord Abbett Bond Debenture and Lord Abbett Growth and Income Portfolios of the Trust. Founded in 1929, Lord Abbett manages one of the nation's oldest mutual fund complexes, with assets under management of approximately $100 billion in mutual funds and other advisory accounts as of December 31, 2007.


LORD ABBETT BOND DEBENTURE PORTFOLIO


  . Lord Abbett uses a team of investment managers and analysts acting together to manage the Portfolio's investments. CHRISTOPHER J. TOWLE, Partner and Investment Manager of Lord Abbett, heads the team and is primarily responsible for the day-to-day management of the Portfolio. Mr. Towle joined Lord Abbett in 1987, is the holder of a Chartered Financial Analyst designation and has been in the investment business since 1980. He has been a member of the team since 1993.


LORD ABBETT GROWTH AND INCOME PORTFOLIO


  ELI M. SALZMANN is primarily responsible for the day-to-day management of the Portfolio. Mr. Salzmann is a Partner of Lord Abbett and has been with Lord Abbett since 1997. Mr. Salzmann is the Investment Team Leader and has been a member of the investment team since 1998.

MASSACHUSETTS FINANCIAL SERVICES COMPANY ("MFS"), 500 Boylston Street, Boston, Massachusetts 02116, is the Adviser to the MFS(R) Research International Portfolio of the Trust. MFS is America's oldest mutual fund organization. MFS is a subsidiary of Sun Life of Canada (U.S.) Financial Service Holdings, Inc., which in turn is an indirect majority owned subsidiary of Sun Life Financial Inc. (a diversified financial services company). MFS and its predecessor organizations have a history of money management dating from 1924 and the founding of the first mutual fund, Massachusetts Investors Trust. Net assets under the management of the MFS organization were approximately $198 billion as of December 31, 2007.


  . The Portfolio is managed by a committee of research analysts under the general supervision of THOMAS MELENDEZ and JOSE LUIS GARCIA.


  . Mr. Melendez, an investment officer of MFS, joined MFS in 2002 as an associate portfolio manager with more than ten years experience, including three years as an Emerging Market Product Specialist for Schroders North America, two years as a General Manager for Schroders Argentina and three years as a Vice President, Latin American Fund Manager for Schroders Capital Management International, London.

  . Mr. Garcia, an investment officer of MFS and global equity research analyst, joined MFS in 2002. Prior to joining MFS, Mr. Garcia was Chief Executive Officer of Telefonica B2B in Mexico City for two years and for two years prior to that position, Principal of Texas Pacific Group.

OPPENHEIMERFUNDS, INC. ("Oppenheimer"), Two World Financial Center, 225 Liberty Street, 11th Floor, New York, New York 10281, is the Adviser to the Oppenheimer Capital Appreciation Portfolio of the Trust. Oppenheimer has been an investment adviser since January 1960. Oppenheimer (including affiliates) managed more than $260 billion in assets as of December 31, 2007, including other Oppenheimer funds with more than 6 million shareholder accounts.

  .  MARC L. BAYLIN, CFA, acts as manager of the Portfolio.


  . Mr. Baylin joined Oppenheimer on September 6, 2005 as a Vice President. Prior to joining Oppenheimer, he was Managing Director and Lead Portfolio Manager at JP Morgan Fleming Investment Management from June 2002 to August 2005 and was a Vice President of T. Rowe Price where he was an analyst from June 1993 and a portfolio manager from March 1999 to June 2002.


PACIFIC INVESTMENT MANAGEMENT COMPANY LLC ("PIMCO"), 840 Newport Center Drive, Newport Beach, California 92660, is the Adviser to the PIMCO Total Return Portfolio of the Trust. PIMCO, a Delaware limited liability company, is a majority-owned subsidiary of Allianz Global Investors of America L.P. ("AGI LP"). Allianz SE is the indirect majority owner of AGI LP. Allianz SE is a European-based, multinational insurance and financial services holding company. As of December 31, 2007, PIMCO had approximately $746.3 billion in assets under management.

  . WILLIAM H. GROSS, CFA, Managing Director and co-chief investment officer, was a founding partner of PIMCO in 1971.

DISTRIBUTION PLANS

Each Portfolio has adopted for its Class B and Class E shares a plan pursuant to Rule 12b-1 under the 1940 Act (the "Plan") and pursuant to the Plan, entered into a Distribution Agreement with MetLife Investors Distribution Company, located at 5 Park Plaza, Suite 1900, Irvine, California, 92614. MetLife Investors Distribution Company is an affiliate of the Manager, and serves as principal underwriter for the Trust. The Plan permits the use of Trust assets to help finance the distribution of the shares of the Portfolios. Under the Plan, the Trust, on behalf of the Portfolios, is permitted to pay to various service providers up to 0.50% for Class B and up to 0.25% for Class E of the average daily net assets of each Portfolio allocated, as applicable, to Class B and Class E shares as payment for services rendered in connection with the distribution of the shares of the Portfolios. Currently, payments with respect to Class B and Class E shares are limited to 0.25% and 0.15%, respectively, of average net assets, which amount may be increased to the full Plan amount by the Trustees of the Trust without shareholder approval. Because these fees are paid out of Trust assets on an on-going basis, over time these costs will increase the cost of your investment and may cost you more than other types of sales charges.


YOUR INVESTMENT

SHAREHOLDER INFORMATION

The separate accounts of MetLife are the record owners of the Portfolios' shares. Any reference to the shareholder in this Prospectus technically refers to those separate accounts and not to you, the Contract owner. The legal rights of you, the Contract owner, are different from the legal rights of the record owner.

However, MetLife is required to solicit instructions from Contract owners when voting on shareholder issues. Any voting by MetLife as shareholder would therefore reflect the actual votes of Contract owners. Neither the Securities and Exchange Commission nor MetLife requires any specific minimum percentage of Contract owners to vote in order for MetLife to echo vote the remaining unvoted votes. MetLife seeks to obtain a reasonable level of turnout given the particular voting trend. MetLife may use various methods of encouraging Contract owners to vote, including additional solicitations. The practice of echo voting means that a minority of Contract owners may, in practice, determine whether an item passes or fails. Please see "Voting Rights" in the prospectus for the Contracts accompanying this Prospectus for more information on your voting rights.

DISCLOSURE OF PORTFOLIO HOLDINGS

Shares of the Trust are offered only to separate accounts of the Insurance Companies. The following information is generally made available on one or more of the Insurance Company websites (including www.metlifeinvestors.com): (i) the ten largest portfolio holdings of each Portfolio; (ii) unless the Adviser has objected, the percentage of the Portfolio's net assets that each of the portfolio holdings represents; and (iii) the percentage of the Portfolio's net assets that these holdings represent in the aggregate. Unless the Adviser has objected, this information is posted on the website as early as on or about the tenth business day following the calendar quarter and no later than on or about the first business day of the second month following the calendar quarter. The Trust may exclude any portion of these holdings from the posting when deemed in the best interest of the Trust. These postings generally remain until replaced by new postings as described above. For these purposes, a Portfolio's ten largest portfolio holdings are not considered to include swaps, futures, or forward currency transactions or transactions transmitted to the Trust's custodian after certain established cut-off times.

A description of the Portfolios' policies and procedures with respect to the disclosure of the Portfolios' portfolio securities is available in the SAI.

DIVIDENDS, DISTRIBUTIONS AND TAXES

DIVIDENDS AND DISTRIBUTIONS

Each Portfolio intends to distribute substantially all of its net investment income, if any. Each Portfolio distributes its dividends from its net investment income to MetLife's separate accounts at least once a year and not to you, the Contract owner. These distributions are in the form of additional shares and not cash. The result is that a Portfolio's investment performance, including the effect of dividends, is reflected in the cash value of the Contracts. Please see the Contract prospectus accompanying this Prospectus for more information.

All net realized long- or short-term capital gains of each Portfolio are also declared once a year and reinvested in the Portfolio.

TAXES

Please see the Contract prospectus accompanying this Prospectus for a discussion of the tax impact on you resulting from the income taxes the separate accounts owe as a result of their ownership of a Portfolio's shares and their receipt of dividends and capital gains.

Each Portfolio expects to qualify and to continue to qualify as a regulated investment company under Subchapter M of the Code. As qualified, a Portfolio is not subject to federal income tax on that part of its taxable income that it distributes to you. Taxable income consists generally of net investment income, and any capital gains. It is each Portfolio's intention to distribute all such income and gains.

Shares of each Portfolio are currently offered only to the separate accounts of MetLife. Separate accounts are insurance company separate accounts that fund life insurance policies and annuity contracts. Under the Code, an insurance company pays no tax with respect to income of a qualifying separate account when the income is properly allocable to the value of eligible variable annuity or variable life insurance contracts. For a discussion of the taxation of life insurance companies and the separate accounts, as well as the tax treatment of the policies and annuity contracts and the holders thereof, see the discussion of federal income tax considerations included in the prospectus for the Contracts.

Section 817(h) of the Code and the regulations thereunder impose "diversification" requirements on the assets underlying a Contract. Each Portfolio intends to maintain diversification which will allow each Contract to satisfy these requirements. These requirements are in addition to the diversification requirements imposed on each Portfolio by Subchapter M and the 1940 Act. Technically, the section 817(h) requirements provide that, with limited exceptions, as of the end of each calendar quarter or within thirty days thereafter no more than 55% of the assets underlying a Contract may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments, and no more than 90% by any four investments. For this purpose, an investment in a Portfolio is treated not as a single investment but as an investment in each asset owned by the Portfolio, so long as shares of the Portfolio are owned only by separate accounts of insurance companies, by qualified pension and retirement plans, and by a limited class of other investors. The Portfolios are and will be so owned. Thus so long as each Portfolio meets the section 817(h) diversification tests, each Contract will also meet those tests. See the prospectus for the Contracts.

The foregoing is only a summary of some of the important federal income tax considerations generally affecting a Portfolio and you; see the SAI for a more detailed discussion. You are urged to consult your tax advisers.

REPORT TO POLICYHOLDERS

The fiscal year of each Portfolio ends on December 31 of each year. The Trust will send to you, at least semi-annually, reports which show the Portfolios' composition and other information. An annual report, with audited information, will be sent to you each year.

SALES AND PURCHASES OF SHARES


The Trust does not sell its shares directly to the public. The Trust continuously sells Class A, Class B and Class E shares of the Portfolios, as applicable only to the separate accounts of MetLife to fund Contracts. The Trust could also offer shares to other separate accounts of other insurers if approved by the Board of Trustees.

PURCHASE AND REDEMPTION OF SHARES


MetLife Investors Distribution Company is the principal underwriter and distributor of the Trust's shares. MetLife Investors Distribution Company places orders for the purchase or redemption of shares of each Portfolio based on, among other things, the amount of net Contract premiums or purchase payments transferred to the separate accounts, transfers to or from a separate account investment division and benefit payments to be effected on a given date pursuant to the terms of the Contract. Such orders are effected, without sales charge, at the net asset value per share for each Portfolio determined on that same date. The Trust reserves the right to reject or limit all or part of any purchase or exchange order for any reason.


The Portfolios are available as investment options under a number of different variable insurance products, many of which do not limit the number of transfers among the available underlying funds. A large number of transfers could raise transaction costs for a Portfolio and could require the Adviser to maintain increased cash reserves, which could harm performance in rising markets.


Shares of the Portfolios are sold and redeemed at their net asset value without the imposition of any sales commission or redemption charge. Class A shares are not subject to a Rule 12b-1 fee. Class B and Class E shares are subject to a Rule 12b-1 fee of 0.25% and 0.15%, respectively, of average daily net assets. (However, certain sales or other charges may apply to the Contract, as described in the Contract prospectus.) Under certain circumstances, redemption proceeds may be paid in securities or other property rather than in cash if the Manager determines it is in the best interests of the Trust.


MARKET TIMING

The Trust's Board of Trustees has adopted certain procedures, described below, to discourage certain types of trading in Portfolio shares that may be harmful to long-term investors, specifically (i) trading that is designed to exploit pricing inefficiencies and thereby dilute the returns of long-term investors; or (ii) frequent trading by an investor that generates sufficiently volatile cash flows to be disruptive to a portfolio manager's ability to manage a Portfolio's assets ((i) or (ii), "market timing"). The Trust is not intended for investment by market timers. The Trust does not knowingly accommodate market timing in any Portfolio and, to the Trust's knowledge, there are no arrangements currently in place that are designed to permit any contract owner to engage in market timing. As discussed above, the Trust reserves the right to reject or limit all or part of any purchase or exchange order for any reason.


The Trust requires that the insurance company separate accounts that invest in the Portfolios have in place policies and procedures reasonably designed to detect and deter market timing in the separate accounts by contract owners. In addition, the Manager monitors cash flows of certain Portfolios identified as presenting pricing inefficiencies that could potentially be exploited by market timers, and, with respect to each Portfolio, conducts certain tests to help detect cash outflows or cash flow volatility that may be disruptive to a portfolio manager's ability to manage the Portfolio. If, based on such monitoring, the Manager believes (i) that a Portfolio's cash flows may reflect a pattern of market timing or (ii) that a Portfolio's cash flows may reflect frequent trading that is disruptive to the management of the Portfolio and it is appropriate given the context of the cash flow volatility (e.g., type of Portfolio, amount of assets), the Manager will refer the matter to the appropriate insurance company or companies.

Further, in accordance with Rule 22c-2 under the 1940 Act, the Trust has contracted with insurance separate accounts to enable it to request and receive information regarding transactions in the shares of the Trust's Portfolios and limit transactions that violate the Trust's policies on market timing.


If the Trust finds that any insurance company has in place inadequate policies and procedures, with respect to a particular separate account, to detect and deter market timing in Portfolio shares and there is evidence of market timing in that separate account, the Trust or any of its Portfolios may be discontinued as an investment option of that separate account. In such an event, all contract owners of such separate account would no longer be able to make new investments in the Trust or any of its Portfolios. The Trust reserves the right to modify this policy, including any procedures established from time to time to effectuate this policy, at any time without notice.

LIMITATIONS ON THE TRUST'S ABILITY TO DETECT AND DETER MARKET TIMING

The Portfolios are available as investment options under a number of different variable insurance products. Owners of these variable insurance products transfer value among sub-accounts of the insurance company separate accounts by contacting the insurance companies. The resulting purchases and redemptions of Portfolio shares are made through omnibus accounts of the insurance companies. The right of an owner of such a variable insurance product to transfer among sub-accounts is governed by a contract between the insurance company and such owner. Many of these contracts do not limit the number of transfers among the available underlying funds that a contract owner may make. The terms of these contracts, the presence of financial intermediaries (including the insurance companies) between the Trust and contract owners, the utilization of omnibus accounts by these intermediaries and other factors such as state insurance laws may limit the Trust's ability to detect and deter market timing. Multiple tiers of such financial intermediaries may further compound the Trust's difficulty in detecting and deterring such market timing activities.

RISKS ASSOCIATED WITH MARKET TIMING GENERALLY

While the Trust will try to detect and deter market timing by utilizing the procedures described above, these procedures may not be successful in identifying or deterring market timing. By realizing profits through short-term trading, contract owners that engage in market timing activities may dilute the value of shares held by long-term investors. Cashflow volatility resulting from frequent trading of Portfolio shares, especially involving large dollar amounts, may disrupt a portfolio manager's ability to manage the Portfolio's assets. Frequent trading may be disruptive if it makes it difficult for a Portfolio to implement its long-term investment strategies, for example by causing the Portfolio to maintain a higher level of its assets in cash to accommodate such frequent trading. Frequent trading may also be disruptive if it forces a Portfolio to sell portfolio securities at inopportune times to raise cash to accommodate such trading activity. In addition, frequent trading may cause a Portfolio to incur increased expenses. For example, as a result of such frequent trading, a Portfolio may be forced to liquidate investments and thereby incur increased brokerage costs and realization of taxable capital gains without attaining any investment advantage. All of these factors may adversely affect Portfolio performance.

Associated with an investment in a Portfolio that itself invests in securities that are, for example, thinly traded, traded infrequently, or relatively less liquid is the risk that the current market price for the securities may not accurately reflect current market values. A market timer may seek to engage in strategies designed to take advantage of these pricing differences ("price arbitrage") and thereby dilute the returns of long-term investors. Portfolios that may be adversely affected by price arbitrage include those Portfolios that significantly invest in small cap equity securities and in certain fixed-income securities, such as high yield bonds.

A Portfolio that invests significantly in foreign securities may be particularly susceptible to strategies designed to exploit pricing inefficiencies. This is because foreign securities are typically traded on markets that close well before the time a Portfolio calculates its net asset value (typically at 4:00 p.m. Eastern Time), which gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities. The time zone differences among international stock markets can allow a market timer engaging in certain strategies to exploit differences in Portfolio share prices that are based on closing prices of foreign securities established some time before the Portfolio calculates its own share price (a type of price arbitrage referred to as "time zone arbitrage"). As discussed more fully below, the Trust has procedures, referred to as fair value pricing, that allow the Trust to adjust closing market prices of foreign securities to reflect what is believed to be the fair value of those securities at the time a Portfolio calculates its net asset value. While there is no assurance, the Portfolios expect that the use of fair value pricing will reduce a market timer's ability to engage in time zone arbitrage to the detriment of Portfolio shareholders.

VALUATION OF SHARES


Each Portfolio's net asset value ("NAV") per share is ordinarily determined once daily, as of the close of the regular session of business on the New York Stock Exchange (NYSE) (usually at 4:00 p.m., Eastern Time), on each day the NYSE is open. To the extent that the Portfolio's assets are traded in other markets when the NYSE is closed, the value of the Portfolio's assets may be effected on days when the Trust is not open for business. In addition, trading in some of the Portfolio's assets may not occur when the Trust is open for business.

NAV of a Portfolio share is computed by dividing the value of the net assets of the Portfolio by the total number of shares outstanding in the Portfolio. Share prices for any transaction are those next calculated after receipt of an order.


Except for money market instruments maturing in 60 days or less and foreign securities as discussed below, securities held by the Portfolios are valued at market value. If market values are not readily available, or if available market quotations are not reliable, securities are priced at their fair value as determined by the Valuation Committee of the Trust's Board of Trustees using procedures approved by the Board of Trustees. The Portfolios may use fair value pricing if the value of a security has been materially affected by events occurring before the Portfolio's calculation of NAV but after the close of the primary markets on which the security is traded. The Portfolios may also use fair value pricing if reliable market quotations are unavailable due to infrequent trading or if trading in a particular security was halted during the day and did not resume prior to the Portfolios' calculation of NAV. The use of fair value pricing has the effect of valuing a security based upon the price a Portfolio might reasonably expect to receive if it sold that security but does not guarantee that the security can be sold at the fair value price. Further, because of the inherent uncertainty of fair valuation, a fair valuation price may differ significantly from the value that would have been used had a ready market for the investment existed, and these differences could be material. With respect to any portion of a Portfolio's assets that is invested in other open-end investment companies, that portion of the Portfolio's NAV is calculated based on the NAV of that investment company. The prospectus for the other investment company explains the circumstances and effects of fair value pricing for that investment company.

Each Portfolio has retained a third party pricing service to automatically fair value each of its investments that is traded principally on a foreign exchange or market, subject to adjustment by the Trust's Valuation Committee. The Valuation Committee will regularly monitor and review the services provided by the pricing service to the Portfolios and periodically report to the Board on the pricing services' performance.

Money market instruments maturing in 60 days or less are valued on the amortized cost basis.

FINANCIAL HIGHLIGHTS


The following financial highlights tables are intended to help you understand each Portfolio's Class A shares, Class B shares and Class E shares financial performance for the past 5 years (or for its period of operation in the case of Portfolios that have operated for less than 5 years). Certain information reflects financial results for a single Portfolio share. Total return in each table shows how much an investment in a Portfolio would have increased (or decreased) during each period (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, whose report is included in the Annual Report of each Portfolio, which are available upon request.



  LORD ABBETT BOND DEBENTURE PORTFOLIO



                                                          FOR THE YEARS ENDED DECEMBER 31,
                                                      -----------------------------------------
CLASS A                                               2007(A)  2006(A)  2005(A) 2004(A) 2003(A)
-----------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                    $12.51   $12.28 $12.63  $12.04  $10.24
                                                      -------- -------- ------  ------  ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                     0.77     0.71   0.75    0.70    0.73
NET REALIZED AND UNREALIZED GAINS (LOSSES)                0.07     0.39 (0.52)    0.31    1.27
                                                      -------- -------- ------  ------  ------
TOTAL FROM INVESTMENT OPERATIONS                          0.84     1.10   0.23    1.01    2.00
                                                      -------- -------- ------  ------  ------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                    (0.70)   (0.87) (0.58)  (0.42)  (0.20)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS           (0.02)       --     --      --      --
                                                      -------- -------- ------  ------  ------
TOTAL DISTRIBUTIONS                                     (0.72)   (0.87) (0.58)  (0.42)  (0.20)
                                                      -------- -------- ------  ------  ------
NET ASSET VALUE, END OF PERIOD                          $12.63   $12.51 $12.28  $12.63  $12.04
                                                      -------- -------- ------  ------  ------
TOTAL RETURN                                             6.85%    9.35%  1.81%   8.43%  19.52%
                                                      -------- -------- ------  ------  ------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)               $1,228.9 $1,059.0 $856.4  $520.3  $234.6
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES**                                               0.53%    0.56%  0.56%   0.63%   0.70%
NET INVESTMENT INCOME                                    6.11%    5.85%  5.92%   5.65%   6.52%
PORTFOLIO TURNOVER RATE                                  36.0%    36.7%  42.1%   39.8%   36.9%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY MANAGER AND BROKER
REBATES:                                                0.54%*      N/A    N/A     N/A  0.67%*

--------------------------------------------------------------------------------

* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
** Prior to 05/01/2003, broker rebates were excluded from the calculation of the expense limitation.
N/A Not applicable
(a) Net investment income per share was calculated using average shares outstanding.

                                           LORD ABBETT BOND DEBENTURE PORTFOLIO


                                                         FOR THE YEARS ENDED DECEMBER 31,
                                                      ---------------------------------------
CLASS B                                               2007(A) 2006(A) 2005(A) 2004(A) 2003(A)
---------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                  $12.43  $12.19  $12.54  $11.97  $10.21
                                                      ------  ------  ------  ------  ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                   0.73    0.67    0.71    0.69    0.69
NET REALIZED AND UNREALIZED GAINS (LOSSES)              0.07    0.40  (0.52)    0.29    1.46
                                                      ------  ------  ------  ------  ------
TOTAL FROM INVESTMENT OPERATIONS                        0.80    1.07    0.19    0.98    2.15
                                                      ------  ------  ------  ------  ------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                  (0.67)  (0.83)  (0.54)  (0.41)  (0.20)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS         (0.02)      --      --      --  (0.19)
                                                      ------  ------  ------  ------  ------
TOTAL DISTRIBUTIONS                                   (0.69)  (0.83)  (0.54)  (0.41)  (0.39)
                                                      ------  ------  ------  ------  ------
NET ASSET VALUE, END OF PERIOD                        $12.54  $12.43  $12.19  $12.54  $11.97
                                                      ------  ------  ------  ------  ------
TOTAL RETURN                                           6.55%   9.15%   1.49%   8.17%  19.15%
                                                      ------  ------  ------  ------  ------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)               $800.6  $765.9  $704.5  $776.0  $758.2
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES**                                             0.78%   0.81%   0.81%   0.88%   0.96%
NET INVESTMENT INCOME                                  5.85%   5.59%   5.65%   5.61%   6.11%
PORTFOLIO TURNOVER RATE                                36.0%   36.7%   42.1%   39.8%   36.9%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                              0.78%*     N/A     N/A     N/A  0.91%*

--------------------------------------------------------------------------------
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
** Prior to 05/01/2003, broker rebates were excluded from the calculation of the expense limitation.
N/A Not applicable
(a) Net investment income per share was calculated using average shares outstanding.

  LORD ABBETT BOND DEBENTURE PORTFOLIO


                                                         FOR THE YEARS ENDED DECEMBER 31,
                                                      ---------------------------------------
CLASS E                                               2007(A) 2006(A) 2005(A) 2004(A) 2003(A)
---------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                  $12.44  $12.21  $12.57  $12.00  $10.22
                                                      ------  ------  ------  ------  ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                   0.74    0.69    0.72    0.70    0.70
NET REALIZED AND UNREALIZED GAINS (LOSSES)              0.08    0.38  (0.52)    0.29    1.28
                                                      ------  ------  ------  ------  ------
TOTAL FROM INVESTMENT OPERATIONS                        0.82    1.07    0.20    0.99    1.98
                                                      ------  ------  ------  ------  ------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                  (0.68)  (0.84)  (0.56)  (0.42)  (0.20)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS         (0.02)      --      --      --      --
                                                      ------  ------  ------  ------  ------
TOTAL DISTRIBUTIONS                                   (0.70)  (0.84)  (0.56)  (0.42)  (0.20)
                                                      ------  ------  ------  ------  ------
NET ASSET VALUE, END OF PERIOD                        $12.56  $12.44  $12.21  $12.57  $12.00
                                                      ------  ------  ------  ------  ------
TOTAL RETURN                                           6.73%   9.18%   1.60%   8.24%  19.35%
                                                      ------  ------  ------  ------  ------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                $37.8   $37.1   $35.1   $35.2   $22.8
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES**                                             0.68%   0.71%   0.71%   0.78%   0.86%
NET INVESTMENT INCOME                                  5.95%   5.69%   5.76%   5.67%   6.10%
PORTFOLIO TURNOVER RATE                                36.0%   36.7%   42.1%   39.8%   36.9%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                              0.68%*     N/A     N/A     N/A  0.81%*

--------------------------------------------------------------------------------
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
** Prior to 05/01/2003, broker rebates were excluded from the calculation of the expense limitation.
N/A Not applicable.
(a) Net investment income per share was calculated using average shares outstanding.

                                        LORD ABBETT GROWTH AND INCOME PORTFOLIO



                                                            FOR THE YEARS ENDED DECEMBER 31,
                                                      --------------------------------------------
CLASS A                                               2007(A)  2006(A)  2005(A)  2004(A)  2003(A)
--------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                    $29.36   $27.59   $27.44   $24.41   $18.86
                                                      -------- -------- -------- -------- --------
INCOME FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                     0.45     0.46     0.40     0.33     0.23
NET REALIZED AND UNREALIZED GAINS                         0.73     4.22     0.61     2.82     5.56
                                                      -------- -------- -------- -------- --------
TOTAL FROM INVESTMENT OPERATIONS                          1.18     4.68     1.01     3.15     5.79
                                                      -------- -------- -------- -------- --------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                    (0.31)   (0.54)   (0.31)   (0.12)   (0.24)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS           (1.34)   (2.37)   (0.55)       --       --
                                                      -------- -------- -------- -------- --------
TOTAL DISTRIBUTIONS                                     (1.65)   (2.91)   (0.86)   (0.12)   (0.24)
                                                      -------- -------- -------- -------- --------
NET ASSET VALUE, END OF PERIOD                          $28.89   $29.36   $27.59   $27.44   $24.41
                                                      -------- -------- -------- -------- --------
TOTAL RETURN                                             4.01%   18.03%    3.68%   12.92%   31.06%
                                                      -------- -------- -------- -------- --------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)               $2,608.8 $2,172.1 $1,985.7 $1,867.5 $1,167.7
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES**                                               0.51%    0.54%    0.53%    0.57%    0.62%
NET INVESTMENT INCOME                                    1.55%    1.64%    1.46%    1.30%    1.13%
PORTFOLIO TURNOVER RATE                                  84.1%    50.2%    45.9%    29.7%    37.0%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                 0.52%    0.54%   0.55%*   0.56%*   0.62%*
RATIO OF EXPENSES TO AVERAGE NET ASSETS AFTER BROKER
REBATES:**                                                 N/A      N/A      N/A      N/A    0.61%

--------------------------------------------------------------------------------

* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
** Prior to 05/01/2003, broker rebates were excluded from the calculation of the expense limitation.
N/A Not applicable
(a) Net investment income per share was calculated using average shares outstanding.

  LORD ABBETT GROWTH AND INCOME PORTFOLIO

                                                            FOR THE YEARS ENDED DECEMBER 31,
                                                      --------------------------------------------
CLASS B                                               2007(A)  2006(A)  2005(A)  2004(A)  2003(A)
--------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                    $29.20   $27.43   $27.27   $24.29   $18.78
                                                      -------- -------- -------- -------- --------
INCOME FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                     0.38     0.39     0.33     0.27     0.18
NET REALIZED AND UNREALIZED GAINS                         0.71     4.20     0.61     2.80     5.54
                                                      -------- -------- -------- -------- --------
TOTAL FROM INVESTMENT OPERATIONS                          1.09     4.59     0.94     3.07     5.72
                                                      -------- -------- -------- -------- --------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                    (0.26)   (0.45)   (0.23)   (0.09)   (0.21)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS           (1.34)   (2.37)   (0.55)       --       --
                                                      -------- -------- -------- -------- --------
TOTAL DISTRIBUTIONS                                     (1.60)   (2.82)   (0.78)   (0.09)   (0.21)
                                                      -------- -------- -------- -------- --------
NET ASSET VALUE, END OF PERIOD                          $28.69   $29.20   $27.43   $27.27   $24.29
                                                      -------- -------- -------- -------- --------
TOTAL RETURN                                             3.72%   17.78%    3.39%   12.65%   30.73%
                                                      -------- -------- -------- -------- --------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)               $1,546.7 $1,596.5 $1,130.5 $1,282.3 $1,081.0
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES**                                               0.76%    0.79%    0.78%    0.82%    0.86%
NET INVESTMENT INCOME                                    1.31%    1.40%    1.21%    1.08%    0.87%
PORTFOLIO TURNOVER RATE                                  84.1%    50.2%    45.9%    29.7%    37.0%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                 0.77%    0.79%   0.80%*   0.80%*   0.86%*
RATIO OF EXPENSES TO AVERAGE NET ASSETS AFTER BROKER
REBATES:**                                                 N/A      N/A      N/A      N/A    0.86%

--------------------------------------------------------------------------------
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
** Prior to 05/01/2003, broker rebates were excluded from the calculation of the expense limitation.
N/A Not applicable
(a) Net investment income per share was calculated using average shares outstanding.

                                        MFS(R) RESEARCH INTERNATIONAL PORTFOLIO



                                                         FOR THE YEARS ENDED DECEMBER 31,
                                                      ---------------------------------------
CLASS A                                               2007(A) 2006(A) 2005(A) 2004(A) 2003(A)
---------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                  $15.04  $13.00  $11.72   $9.81   $7.49
                                                      ------  ------  ------  ------  ------
INCOME FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                   0.22    0.19    0.14    0.08    0.06
NET REALIZED AND UNREALIZED GAINS                       1.68    3.17    1.83    1.85    2.34
                                                      ------  ------  ------  ------  ------
TOTAL FROM INVESTMENT OPERATIONS                        1.90    3.36    1.97    1.93    2.40
                                                      ------  ------  ------  ------  ------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                  (0.24)  (0.27)  (0.07)      --  (0.08)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS         (2.27)  (1.05)  (0.62)  (0.02)      --
                                                      ------  ------  ------  ------  ------
TOTAL DISTRIBUTIONS                                   (2.51)  (1.32)  (0.69)  (0.02)  (0.08)
                                                      ------  ------  ------  ------  ------
NET ASSET VALUE, END OF PERIOD                        $14.43  $15.04  $13.00  $11.72   $9.81
                                                      ------  ------  ------  ------  ------
TOTAL RETURN                                          13.60%  26.91%  16.77%  19.72%  32.20%
                                                      ------  ------  ------  ------  ------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)               $959.1  $706.0  $624.2  $304.0   $67.3
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES**                                             0.79%   0.94%   0.93%   1.06%   1.09%
NET INVESTMENT INCOME                                  1.54%   1.34%   1.18%   0.75%   0.68%
PORTFOLIO TURNOVER RATE                                65.5%  104.1%   84.5%   98.5%   99.0%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                               0.79%   0.95%  0.93%*  0.94%*   1.11%
RATIO OF EXPENSES TO AVERAGE NET ASSETS AFTER BROKER
REBATES:**                                               N/A     N/A     N/A     N/A   1.09%

--------------------------------------------------------------------------------

* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
** Prior to 05/01/2003, broker rebates were excluded from the calculation of the expense limitation.
N/A Not applicable
(a) Net investment income per share was calculated using average shares outstanding.

  MFS(R) RESEARCH INTERNATIONAL PORTFOLIO


                                                         FOR THE YEARS ENDED DECEMBER 31,
                                                      ---------------------------------------
CLASS B                                               2007(A) 2006(A) 2005(A) 2004(A) 2003(A)
---------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                  $14.95  $12.94  $11.68   $9.79   $7.47
                                                      ------  ------  ------  ------  ------
INCOME FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                   0.19    0.15    0.11    0.05    0.05
NET REALIZED AND UNREALIZED GAINS                       1.65    3.15    1.81    1.86    2.33
                                                      ------  ------  ------  ------  ------
TOTAL FROM INVESTMENT OPERATIONS                        1.84    3.30    1.92    1.91    2.38
                                                      ------  ------  ------  ------  ------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                  (0.20)  (0.24)  (0.04)      --  (0.06)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS         (2.27)  (1.05)  (0.62)  (0.02)      --
                                                      ------  ------  ------  ------  ------
TOTAL DISTRIBUTIONS                                   (2.47)  (1.29)  (0.66)  (0.02)  (0.06)
                                                      ------  ------  ------  ------  ------
NET ASSET VALUE, END OF PERIOD                        $14.32  $14.95  $12.94  $11.68   $9.79
                                                      ------  ------  ------  ------  ------
TOTAL RETURN                                          13.29%  26.56%  16.42%  19.56%  32.04%
                                                      ------  ------  ------  ------  ------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)               $842.8  $623.0  $443.5  $396.0  $186.0
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES**                                             1.04%   1.19%   1.19%   1.32%   1.33%
NET INVESTMENT INCOME                                  1.31%   1.12%   0.90%   0.47%   0.56%
PORTFOLIO TURNOVER RATE                                65.5%  104.1%   84.5%   98.5%   99.0%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                               1.04%   1.20%  1.19%*  1.18%*   1.39%
RATIO OF EXPENSES TO AVERAGE NET ASSETS AFTER BROKER
REBATES:**                                               N/A     N/A     N/A     N/A   1.33%

--------------------------------------------------------------------------------
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
** Prior to 05/01/2003, broker rebates were excluded from the calculation of the expense limitation.
N/A Not applicable
(a) Net investment income per share was calculated using average shares outstanding.

                                        MFS(R) RESEARCH INTERNATIONAL PORTFOLIO


                                                         FOR THE YEARS ENDED DECEMBER 31,
                                                      ---------------------------------------
CLASS E                                               2007(A) 2006(A) 2005(A) 2004(A) 2003(A)
---------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                  $14.99  $12.96  $11.70   $9.80   $7.48
                                                      ------  ------  ------  ------  ------
INCOME FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                   0.20    0.16    0.13    0.07    0.05
NET REALIZED AND UNREALIZED GAINS                       1.66    3.17    1.81    1.85    2.34
                                                      ------  ------  ------  ------  ------
TOTAL FROM INVESTMENT OPERATIONS                        1.86    3.33    1.94    1.92    2.39
                                                      ------  ------  ------  ------  ------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                  (0.22)  (0.25)  (0.06)      --  (0.07)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS         (2.27)  (1.05)  (0.62)  (0.02)      --
                                                      ------  ------  ------  ------  ------
TOTAL DISTRIBUTIONS                                   (2.49)  (1.30)  (0.68)  (0.02)  (0.07)
                                                      ------  ------  ------  ------  ------
NET ASSET VALUE, END OF PERIOD                        $14.36  $14.99  $12.96  $11.70   $9.80
                                                      ------  ------  ------  ------  ------
TOTAL RETURN                                          13.38%  26.79%  16.52%  19.64%  32.09%
                                                      ------  ------  ------  ------  ------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                $32.6   $26.7   $14.6   $11.3    $6.9
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES**                                             0.94%   1.09%   1.09%   1.22%   1.23%
NET INVESTMENT INCOME                                  1.41%   1.18%   1.07%   0.72%   0.59%
PORTFOLIO TURNOVER RATE                                65.5%  104.1%   84.5%   98.5%   99.0%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                               0.94%   1.10%   1.09%*  1.09%*  1.28%
RATIO OF EXPENSES TO AVERAGE NET ASSETS AFTER BROKER
REBATES:**                                               N/A     N/A     N/A     N/A   1.23%

--------------------------------------------------------------------------------
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
** Prior to 05/01/2003, broker rebates were excluded from the calculation of the expense limitation.
N/A Not applicable
(a) Net investment income per share was calculated using average shares outstanding.

  OPPENHEIMER CAPITAL APPRECIATION PORTFOLIO



                                                         FOR THE YEARS ENDED DECEMBER 31,
                                                      ---------------------------------------
CLASS A                                               2007(A) 2006(A) 2005(A) 2004(A) 2003(A)
---------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                   $9.27   $8.69   $8.36   $8.33   $6.47
                                                      ------  ------  ------  ------  ------
INCOME FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                   0.03    0.02    0.03    0.07    0.01
NET REALIZED AND UNREALIZED GAINS                       1.26    0.66    0.39    0.47    1.85
                                                      ------  ------  ------  ------  ------
TOTAL FROM INVESTMENT OPERATIONS                        1.29    0.68    0.42    0.54    1.86
                                                      ------  ------  ------  ------  ------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                  (0.01)  (0.03)  (0.01)  (0.06)      --
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS         (0.61)  (0.07)  (0.08)  (0.45)      --
                                                      ------  ------  ------  ------  ------
TOTAL DISTRIBUTIONS                                   (0.62)  (0.10)  (0.09)  (0.51)      --
                                                      ------  ------  ------  ------  ------
NET ASSET VALUE, END OF PERIOD                         $9.94   $9.27   $8.69   $8.36   $8.33
                                                      ------  ------  ------  ------  ------
TOTAL RETURN                                          14.45%   7.81%   4.99%   6.70%  28.75%
                                                      ------  ------  ------  ------  ------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)               $124.7  $505.6  $664.2  $298.0    $0.2
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES**                                             0.62%   0.65%   0.69%   0.68%   0.72%
NET INVESTMENT INCOME                                  0.33%   0.22%   0.42%   0.90%   0.07%
PORTFOLIO TURNOVER RATE                                70.8%   60.7%   72.4%   65.3%   36.6%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                               0.62%   0.65%  0.64%*  0.69%*  0.75%*
RATIO OF EXPENSES TO AVERAGE NET ASSETS AFTER BROKER
REBATES:**                                               N/A     N/A     N/A     N/A   0.72%

--------------------------------------------------------------------------------

* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
** Prior to 05/01/2003, broker rebates were excluded from the calculation of the expense limitation.
N/A Not applicable
(a) Net investment income per share was calculated using average shares outstanding.

                                     OPPENHEIMER CAPITAL APPRECIATION PORTFOLIO


                                                          FOR THE YEARS ENDED DECEMBER 31,
                                                      -----------------------------------------
CLASS B                                               2007(A) 2006(A) 2005(A) 2004(A)  2003(A)
-----------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                    $9.20   $8.62  $8.31   $8.29      $6.45
                                                      ------- ------- ------  ------  ---------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME (LOSS)                          0.00(b)  (0.01)   0.01    0.06  (0.00)(b)
NET REALIZED AND UNREALIZED GAINS                        1.27    0.67   0.38    0.46       1.84
                                                      ------- ------- ------  ------  ---------
TOTAL FROM INVESTMENT OPERATIONS                         1.27    0.66   0.39    0.52       1.84
                                                      ------- ------- ------  ------  ---------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                       --  (0.01)     --  (0.05)         --
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS          (0.61)  (0.07) (0.08)  (0.45)         --
                                                      ------- ------- ------  ------  ---------
TOTAL DISTRIBUTIONS                                    (0.61)  (0.08) (0.08)  (0.50)         --
                                                      ------- ------- ------  ------  ---------
NET ASSET VALUE, END OF PERIOD                          $9.86   $9.20  $8.62   $8.31      $8.29
                                                      ------- ------- ------  ------  ---------
TOTAL RETURN                                           14.29%   7.62%  4.71%   6.40%     28.53%
                                                      ------- ------- ------  ------  ---------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                $553.3  $535.1 $501.8  $634.6     $551.0
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES**                                              0.89%   0.90%  0.94%   0.95%      0.99%
NET INVESTMENT INCOME (LOSS)                            0.03% (0.06)%  0.18%   0.67%    (0.03)%
PORTFOLIO TURNOVER RATE                                 70.8%   60.7%  72.4%   65.3%      36.6%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                0.89%   0.90% 0.89%*  0.91%*     0.98%*
RATIO OF EXPENSES TO AVERAGE NET ASSETS AFTER BROKER
REBATES:**                                                N/A     N/A    N/A     N/A      0.99%

--------------------------------------------------------------------------------
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
** Prior to 05/01/2003, broker rebates were excluded from the calculation of the expense limitation.
N/A Not applicable
(a) Net investment income (loss) per share was calculated using average shares outstanding.
(b) Rounds to less than $0.005 per share.

  OPPENHEIMER CAPITAL APPRECIATION PORTFOLIO


                                                                                 FOR THE PERIOD FROM
                                                                                     MAY 2, 2005
                                                             FOR THE YEARS ENDED   (COMMENCEMENT OF
                                                               DECEMBER 31,         OPERATIONS) TO
                                                             ------------------- DECEMBER 31, 2005(A)
CLASS E                                                       2007(A)   2006(A)  --------------------
---------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                             $9.25    $8.68           $7.97
                                                             ---------  -------        --------
INCOME FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                             0.01  0.00(b)            0.01
NET REALIZED AND UNREALIZED GAINS                                 1.28     0.67            0.79
                                                             ---------  -------        --------
TOTAL FROM INVESTMENT OPERATIONS                                  1.29     0.67            0.80
                                                             ---------  -------        --------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                         (0.00)(b)   (0.03)          (0.01)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS                   (0.61)   (0.07)          (0.08)
                                                             ---------  -------        --------
TOTAL DISTRIBUTIONS                                             (0.61)   (0.10)          (0.09)
                                                             ---------  -------        --------
NET ASSET VALUE, END OF PERIOD                                   $9.93    $9.25           $8.68
                                                             ---------  -------        --------
TOTAL RETURN                                                    14.48%    7.68%         10.01%+
                                                             ---------  -------        --------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                           $6.2     $2.5            $0.9
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                         0.80%    0.80%         0.83%++
NET INVESTMENT INCOME                                            0.13%    0.03%         0.15%++
PORTFOLIO TURNOVER RATE                                          70.8%    60.7%          72.4%+
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS BEFORE
REIMBURSEMENT BY THE MANAGER AND BROKER REBATES:                   N/A    0.80%        0.80%*++

--------------------------------------------------------------------------------

+  Non-annualized
++ Annualized

* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
N/A Not applicable

(a) Net investment income per share was calculated using average shares outstanding.

(b) Rounds to less than $0.005 per share.

                                                   PIMCO TOTAL RETURN PORTFOLIO



                                                            FOR THE YEARS ENDED DECEMBER 31,
                                                      --------------------------------------------
CLASS A                                                 2007(A)   2006(A)  2005(A) 2004(A) 2003(A)
--------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                    $11.80      $11.60 $11.40  $11.61  $11.34
                                                      --------    -------- ------  ------  ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                     0.56        0.49   0.40    0.20    0.28
NET REALIZED AND UNREALIZED GAINS (LOSSES)                0.35        0.04 (0.12)    0.40    0.23
                                                      --------    -------- ------  ------  ------
TOTAL FROM INVESTMENT OPERATIONS                          0.91        0.53   0.28    0.60    0.51
                                                      --------    -------- ------  ------  ------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                    (0.42)      (0.32) (0.01)  (0.81)  (0.13)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS               --      (0.01) (0.07)      --  (0.11)
                                                      --------    -------- ------  ------  ------
TOTAL DISTRIBUTIONS                                     (0.42)      (0.33) (0.08)  (0.81)  (0.24)
                                                      --------    -------- ------  ------  ------
NET ASSET VALUE, END OF PERIOD                          $12.29      $11.80 $11.60  $11.40  $11.61
                                                      --------    -------- ------  ------  ------
TOTAL RETURN                                             7.85%       4.80%  2.46%   5.25%   4.53%
                                                      --------    -------- ------  ------  ------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)               $3,045.1    $1,445.1 $912.6  $578.0  $194.5
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES**                                               0.54%       0.58%  0.57%   0.57%   0.59%
NET INVESTMENT INCOME                                    4.74%       4.28%  3.42%   1.69%   2.43%
PORTFOLIO TURNOVER RATE                                 412.8%(b)   161.2% 344.2%  416.0%  547.1%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:**                                               0.54%       0.58%  0.57%     N/A  0.57%*

--------------------------------------------------------------------------------

* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
** Prior to 05/01/2003, broker rebates were excluded from the calculation of the expense limitation.
N/A Not applicable
(a) Net investment income per share was calculated using average shares outstanding.
(b) Excludes TBA securities.

  PIMCO TOTAL RETURN PORTFOLIO


                                                             FOR THE YEARS ENDED DECEMBER 31,
                                                      ----------------------------------------------
CLASS B                                                 2007(A)   2006(A)  2005(A)  2004(A)  2003(A)
----------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                    $11.69      $11.50   $11.32   $11.54 $11.29
                                                      --------    -------- -------- -------- ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                     0.53        0.46     0.37     0.19   0.24
NET REALIZED AND UNREALIZED GAINS (LOSSES)                0.34        0.04   (0.12)     0.38   0.25
                                                      --------    -------- -------- -------- ------
TOTAL FROM INVESTMENT OPERATIONS                          0.87        0.50     0.25     0.57   0.49
                                                      --------    -------- -------- -------- ------
DISTRIBUTIONS:

DISTRIBUTIONS IN EXCESS OF NET INVESTMENT INCOME        (0.39)      (0.30)       --   (0.79) (0.13)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS               --      (0.01)   (0.07)       -- (0.11)
                                                      --------    -------- -------- -------- ------
TOTAL DISTRIBUTIONS                                     (0.39)      (0.31)   (0.07)   (0.79) (0.24)
                                                      --------    -------- -------- -------- ------
NET ASSET VALUE, END OF PERIOD                          $12.17      $11.69   $11.50   $11.32 $11.54
                                                      --------    -------- -------- -------- ------
TOTAL RETURN                                             7.56%       4.52%    2.25%    4.98%  4.31%
                                                      --------    -------- -------- -------- ------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)               $1,274.4    $1,219.1 $1,107.7 $1,028.5 $893.8
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES**                                               0.79%       0.83%    0.82%    0.81%  0.83%
NET INVESTMENT INCOME                                    4.51%       4.01%    3.13%    1.66%  2.07%
PORTFOLIO TURNOVER RATE                                 412.8%(b)   161.2%   344.2%   416.0% 547.1%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:**                                               0.79%       0.83%    0.82%      N/A 0.82%*

--------------------------------------------------------------------------------
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
** Prior to 05/01/2003, broker rebates were excluded from the calculation of the expense limitation.
N/A Not applicable
(a) Net investment income per share was calculated using average shares outstanding.
(b) Excludes TBA securities.

                                                   PIMCO TOTAL RETURN PORTFOLIO

                                                          FOR THE YEARS ENDED DECEMBER 31,
                                                      -----------------------------------------
CLASS E                                                2007(A)  2006(A) 2005(A) 2004(A) 2003(A)
-----------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                  $11.73    $11.53  $11.34  $11.56  $11.30
                                                      ------    ------  ------  ------  ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                   0.54      0.47    0.39    0.21    0.23
NET REALIZED AND UNREALIZED GAINS (LOSSES)              0.35      0.05  (0.13)    0.37    0.27
                                                      ------    ------  ------  ------  ------
TOTAL FROM INVESTMENT OPERATIONS                        0.89      0.52    0.26    0.58    0.50
                                                      ------    ------  ------  ------  ------
DISTRIBUTIONS:

DISTRIBUTIONS IN EXCESS OF NET INVESTMENT INCOME      (0.41)    (0.31)      --  (0.80)  (0.13)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS             --    (0.01)  (0.07)      --  (0.11)
                                                      ------    ------  ------  ------  ------
TOTAL DISTRIBUTIONS                                   (0.41)    (0.32)  (0.07)  (0.80)  (0.24)
                                                      ------    ------  ------  ------  ------
NET ASSET VALUE, END OF PERIOD                        $12.21    $11.73  $11.53  $11.34  $11.56
                                                      ------    ------  ------  ------  ------
TOTAL RETURN                                           7.63%     4.67%   2.33%   5.06%   4.44%
                                                      ------    ------  ------  ------  ------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)               $132.0    $132.5  $146.6  $146.6  $119.3
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES**                                             0.69%     0.72%   0.72%   0.71%   0.73%
NET INVESTMENT INCOME                                  4.61%     4.10%   3.24%   1.76%   2.02%
PORTFOLIO TURNOVER RATE                               412.8%(b) 161.2%  344.2%  416.0%  547.1%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:**                                             0.69%     0.72%   0.72%     N/A  0.71%*

--------------------------------------------------------------------------------
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
** Prior to 05/01/2003, broker rebates were excluded from the calculation of the expense limitation.

N/A Not Applicable

(a) Net investment income per share was calculated using average shares outstanding.
(b) Excludes TBA securities.

FOR MORE INFORMATION

If you would like more information about a Portfolio, the following documents are available to you free upon request:

ANNUAL/SEMI-ANNUAL REPORTS

Contain additional information about a Portfolio's performance. In a Portfolio's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION ("SAI")

Provides a fuller technical and legal description of the Portfolio's policies, investment restrictions, and business structure. The SAI is legally considered to be a part of this Prospectus.

IF YOU WOULD LIKE A COPY OF THE CURRENT VERSIONS OF THESE DOCUMENTS, OR OTHER INFORMATION ABOUT A PORTFOLIO, CONTACT:

                          MET INVESTORS SERIES TRUST
                           5 PARK PLAZA, SUITE 1900
                               IRVINE, CA 92614

                                1-800-848-3854

Free copies of the SAI and Annual and Semi-Annual Reports are available at the following website: www.metlifeinvestors.com

Information about a Portfolio, including the Annual and Semi-annual Reports and SAI, may also be obtained from the Securities and Exchange Commission ("SEC"):

[_] IN PERSONReview and copy documents in the SEC's Public Reference Room in
             Washington, D.C. (for information call 202-551-8090).

[_] ON LINE  Retrieve information from the EDGAR database on the SEC's web site at: http://www.sec.gov.

[_] BY MAIL  Request documents, upon payment of a duplicating fee, by writing to SEC, Public Reference Section, Washington, D.C. 20549 or by e-mailing the SEC at publicinfo@sec.gov.

                             SEC FILE # 811-10183

                                 MET INVESTORS
                            S E R I E S   T R U S T

                    Met/AIM Capital Appreciation Portfolio

                      Met/AIM Small Cap Growth Portfolio

                        BlackRock High Yield Portfolio


                      BlackRock Large Cap Core Portfolio

                     Clarion Global Real Estate Portfolio
               (formerly Neuberger Berman Real Estate Portfolio)

                       Dreman Small Cap Value Portfolio

                     Met/Franklin Mutual Shares Portfolio


                             Janus Forty Portfolio


                           Lazard Mid Cap Portfolio


                       Legg Mason Value Equity Portfolio

                    Lord Abbett Growth and Income Portfolio


                      Lord Abbett Mid Cap Value Portfolio

                   MFS(R) Emerging Markets Equity Portfolio


                    MFS(R) Research International Portfolio



                   PIMCO Inflation Protected Bond Portfolio

                         PIMCO Total Return Portfolio

                            Pioneer Fund Portfolio

                      Pioneer Strategic Income Portfolio

                    Third Avenue Small Cap Value Portfolio

                         Van Kampen Comstock Portfolio


                      Van Kampen Mid Cap Growth Portfolio


                      Class A, Class B and Class E Shares

                                __PROSPECTUS__


                                APRIL 28, 2008


Like all securities, these securities have not been approved or disapproved by the Securities and Exchange Commission, nor has the Securities and
       Exchange Commission passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

                           ____TABLE OF CONTENTS____


                                                             PAGE

           INTRODUCTION                                       3
              Understanding the Trust                         3
              Understanding the Portfolios                    3

           THE PORTFOLIOS                                     5

             INVESTMENT SUMMARY                               5
              Met/AIM Capital Appreciation Portfolio          6
              Met/AIM Small Cap Growth Portfolio              9
              BlackRock High Yield Portfolio                  12
              BlackRock Large Cap Core Portfolio              18
              Clarion Global Real Estate Portfolio            22
              Dreman Small Cap Value Portfolio                26
              Met/Franklin Mutual Shares Portfolio            29
              Janus Forty Portfolio                           33
              Lazard Mid Cap Portfolio                        36
              Legg Mason Value Equity Portfolio               40
              Lord Abbett Growth and Income Portfolio         44
              Lord Abbett Mid Cap Value Portfolio             47
              MFS/(R)/ Emerging Markets Equity Portfolio      51
              MFS/(R)/ Research International Portfolio       55
              PIMCO Inflation Protected Bond Portfolio        59
              PIMCO Total Return Portfolio                    64
              Pioneer Fund Portfolio                          69
              Pioneer Strategic Income Portfolio              72
              Third Avenue Small Cap Value Portfolio          78
              Van Kampen Comstock Portfolio                   81
              Van Kampen Mid Cap Growth Portfolio             85

             PRIMARY RISKS OF INVESTING IN THE PORTFOLIOS     89
             ADDITIONAL INVESTMENT STRATEGIES                 92
             MANAGEMENT                                      105
              The Manager                                    105
              The Advisers                                   107
              Distribution Plans                             122

           YOUR INVESTMENT                                   124
              Shareholder Information                        124
              Dividends, Distributions and Taxes             124
              Sales and Purchases of Shares                  126

           FINANCIAL HIGHLIGHTS                              130

           FOR MORE INFORMATION                           Back Cover

INTRODUCTION

UNDERSTANDING THE TRUST


Met Investors Series Trust (the "Trust") is an open-end management investment company that offers a selection of fifty-two managed investment portfolios or mutual funds, only twenty-one of which are offered through this Prospectus (the "Portfolios"). Each of the twenty-one Portfolios described in this Prospectus has its own investment objective designed to meet different investment goals. Please see the Investment Summary section of this Prospectus for specific information on each Portfolio.


  INVESTING THROUGH A VARIABLE INSURANCE CONTRACT


  Class A, Class B and Class E shares of the Portfolios, as applicable, are currently only sold to separate accounts of Metropolitan Life Insurance Company and certain of its affiliates (collectively, "MetLife" or the "Insurance Companies") to fund the benefits under certain individual flexible premium variable life insurance policies and individual and group variable annuity contracts (collectively, "Contracts"). As a Contract owner, your premium payments are allocated to one or more of the Portfolios in accordance with your Contract.


  A particular Portfolio or class of a Portfolio of the Trust may not be available under the Contract you have chosen. The prospectus for the Contracts shows the Portfolios and classes available to you. Please read this Prospectus carefully before selecting a Portfolio. It provides information to assist you in your decision. If you would like additional information about a Portfolio, please request a copy of the Statement of Additional Information ("SAI"). For details about how to obtain a copy of the SAI and other reports and information, see the back cover of this Prospectus. The SAI is incorporated by reference into this Prospectus.

  Some of the Portfolios have names and investment objectives that are very similar to certain publicly available mutual funds that are managed by the same investment advisers. The Portfolios in this Prospectus are not those publicly available mutual funds and will not have the same performance. Different performance will result from such factors as different implementation of investment policies, different investment restrictions, different cash flows into and out of the Portfolios, different fees, and different asset sizes.

UNDERSTANDING THE PORTFOLIOS

After this Introduction you will find an Investment Summary for each Portfolio. Each Investment Summary presents important facts about a Portfolio, including information about its investment objective, principal investment strategy, primary risks, fees and expenses and past performance.

Each of the Portfolios falls into one of two categories of funds: equity funds and fixed income funds. A particular type of Portfolio may be more appropriate for you depending upon your investment needs.


 PLEASE SEE THE CONTRACT PROSPECTUS FOR A DETAILED EXPLANATION OF YOUR CONTRACT.

DESCRIPTION OF TYPES OF FUNDS:

  EQUITY FUNDS

  Although they may involve more risk, historically, equity securities such as common stocks have offered higher returns than bonds or other investments over the long term. A domestic equity fund principally invests in equity securities of U.S. companies and may also, to a minor extent, invest in securities of companies located outside the United States. An international equity fund principally invests in the equity securities of companies located outside the United States.

  FIXED INCOME FUNDS

  Fixed income securities are securities that pay a specified rate of return. Historically, fixed income funds are not as volatile as equity funds. These funds may lend stability to a portfolio made up primarily of stocks.

--------------------------------------------------------------------------------

BEFORE YOU CHOOSE A PORTFOLIO, PLEASE CONSIDER...

All of the Portfolios involve risk, but there is also the potential for reward. You can lose money--and you can make money. The Portfolios are structured so that each offers a different degree of risk and reward than others.

WHAT RISK/REWARD LEVEL IS FOR YOU? ASK YOURSELF THE FOLLOWING:
(1) HOW WELL DO I HANDLE FLUCTUATIONS IN MY ACCOUNT VALUE?

    The greater the degree of risk for a Portfolio, the more its price is likely to move up and down on a day to day basis. If this makes you uncomfortable, you may prefer an investment that is less risky and that may not fluctuate in price as much.

(2) AM I LOOKING FOR A HIGHER RATE OF RETURN?

    Generally, the higher the potential return, the higher the risk. If you find the potential to make money is worth the possibility of losing more, then a Portfolio with higher risk may be right for you.

A final note: These Portfolios are designed for long-term investment.

                                THE PORTFOLIOS

INVESTMENT SUMMARY

Each Portfolio's summary discusses the following:

    INVESTMENT OBJECTIVE
    What is the Portfolio's investment goal?

    PRINCIPAL INVESTMENT STRATEGY
    How does the Portfolio attempt to achieve its investment goal? What types of investments does it contain? What style of investing and investment philosophy does it follow?

    PRIMARY RISKS
    What are the specific risks of investing in the Portfolio?

    PAST PERFORMANCE
    How well has the Portfolio performed over time?

    FEES AND EXPENSES
    What is the cost of investing in the Portfolio?

In addition to its principal investment strategy, each Portfolio may invest in various types of securities and engage in various investment techniques and practices which are not the principal focus of the Portfolio and therefore are not described in the Investment Summary section of the Prospectus. These other securities and investment techniques and practices in which a Portfolio may engage, together with their risks, are briefly discussed in "Additional Investment Strategies" in this Prospectus.

Following the Investment Summary is the section entitled "Primary Risks of Investing in the Portfolios" which lists some of the factors that may affect the value of a Portfolio's investments.

The SAI provides more detailed information regarding the various types of securities that a Portfolio may purchase and certain investment techniques and practices of its Adviser.

The Contracts may be sold by banks. AN INVESTMENT IN A PORTFOLIO OF THE TRUST THROUGH A CONTRACT IS NOT A DEPOSIT OR OBLIGATION OF, OR GUARANTEED BY, ANY BANK, AND IS NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY OF THE U.S. GOVERNMENT.


 EACH PORTFOLIO IN THIS PROSPECTUS IS A MUTUAL FUND: A POOLED INVESTMENT THAT IS PROFESSIONALLY MANAGED AND THAT GIVES YOU THE OPPORTUNITY TO PARTICIPATE IN FINANCIAL MARKETS. EACH PORTFOLIO STRIVES TO REACH ITS STATED INVESTMENT OBJECTIVE, WHICH CAN BE CHANGED WITHOUT SHAREHOLDER APPROVAL. AS WITH ALL MUTUAL FUNDS, THERE IS NO GUARANTEE THAT A PORTFOLIO WILL ACHIEVE ITS INVESTMENT OBJECTIVE.


 A PORTFOLIO'S ADVISER MAY SELL A PORTFOLIO SECURITY WHEN THE VALUE OF THE INVESTMENT REACHES OR EXCEEDS ITS ESTIMATED FAIR VALUE, TO TAKE ADVANTAGE OF MORE ATTRACTIVE INVESTMENT OPPORTUNITIES, WHEN THE ISSUER'S INVESTMENT FUNDAMENTALS BEGIN TO DETERIORATE, WHEN THE PORTFOLIO MUST MEET REDEMPTIONS, OR FOR OTHER INVESTMENT REASONS.

                    MET/AIM CAPITAL APPRECIATION PORTFOLIO

INVESTMENT OBJECTIVE:

Capital appreciation.

PRINCIPAL INVESTMENT STRATEGY:


The Portfolio invests principally in common stocks of domestic and foreign companies the Adviser believes are likely to benefit from new or innovative products, services or processes, as well as those that have experienced above-average, long-term growth in earnings and have excellent prospects for future growth. The Portfolio will not invest more than 25% of its total assets in foreign securities.

The Adviser is not constrained to any particular investment style. The Portfolio may tend to buy "growth" stocks or "value" stocks. In selecting companies for investment, the Adviser looks for companies with increasing market share, experienced and effective management and competitive advantage. The Portfolio may invest in small, relatively new or unseasoned companies. The Portfolio may also purchase call options, which are derivatives, but not for speculative purposes, and write covered call options on no more than 20% of the value of its net assets.


PRIMARY RISKS:


The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail starting on page 89, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:


  .  Market risk

  .  Market capitalization risk

  .  Investment style risk

  .  Foreign investment risk

The Portfolio's investments in derivatives can significantly increase the Portfolio's exposure to market risk and credit risk of the counterparty. Derivatives also involve the risk of mispricing or improper valuation, and the risk that changes in the value of the derivative may not correlate perfectly with the relevant assets, rates or indices.

PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.




The performance shown below is the performance of the Portfolio's Class A shares, the Portfolio's oldest Class. The historical performance shown for the Portfolio's Class A shares is the performance of the Portfolio's predecessor funds managed by the Adviser using the same investment objective and strategy as the Portfolio. On July 1, 2005, substantially all of the assets of the AIM Capital Appreciation Portfolio of Travelers Series Fund, Inc. were transferred to the AIM Capital Appreciation Portfolio, a series of The Travelers Series Trust. The assets of the AIM Capital Appreciation Portfolio of The Travelers Series Trust were transferred to the Portfolio on May 1, 2006. The performance shown below for the Portfolio's Class A shares prior to May 1, 2006 is the historical performance of the AIM Capital Appreciation Portfolio of The Travelers Series Trust (from July 1, 2005 through April 30, 2006) and of the AIM Capital Appreciation Portfolio of Travelers Series Fund, Inc. (from January 1, 1996 through June 30,
2005).

The bar chart below shows you the performance of the Portfolio's Class A shares for the last ten calendar years and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart.



Year-by-Year Total Return as of 12/31 of Each Year

                                    [CHART]

  98      99      00      01      02      03      04      05      06      07
------  ------  ------  ------  ------  ------  ------  ------  ------  ------
17.21% 42.96%  -10.40%  -23.76% -23.87%  29.31%  6.50%  8.73%   6.88%   11.92%

High Quarter: 4th-1999  +35.92%
Low Quarter:  3rd-2001  -23.04%



The table below compares the Portfolio's Class A and Class E shares' average annual compounded total returns for the 1-, 5- and 10-year periods and since inception through 12/31/07, as applicable, with the S&P 500 Index and with the Russell 1000 Growth Index. The S&P 500 Index is a widely recognized unmanaged index that measures the stock performance of 500 large- and medium-sized companies and is often used to indicate the performance of the overall stock market. The Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.



      Average Annual Total Return as of 12/31/07
-------------------------------------------------------
                                       Since   Inception
               1 Year 5 Year 10 Year Inception   Date
-------------  ------ ------ ------- --------- ---------
Class A        11.92% 12.36%  4.55%      --          --
Class E           --     --     --     4.21%    4/28/07
S&P 500 Index   5.49% 12.83%  5.91%      --
Russell 1000
 Growth Index  11.81% 12.10%  3.83%      --
* Index performance is from 10/1/95.




 PORTFOLIO MANAGEMENT:


..  Invesco Aim Capital Management, Inc. see page 108

..  For financial highlights see page 131

FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2007 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)



                                          Class A Class E
---------------------------------------------------------
Management Fee*                            0.76%   0.76%
---------------------------------------------------------
12b-1 Fees                                 None    0.15%
---------------------------------------------------------
Other Expenses                             0.10%   0.10%
---------------------------------------------------------
Total Annual Portfolio Operating Expenses  0.86%   1.01%
---------------------------------------------------------



        * Met Investors Advisory, LLC (the "Manager") has agreed that any advisory fee waivers received from the Portfolio's Adviser commencing May 1, 2006 will be passed on to the Portfolio in the form of a voluntary fee waiver. For purposes of calculating the Adviser's fee, the assets of the Portfolio and the assets of the Met/AIM Small Cap Growth Portfolio of the Trust are aggregated. Including the voluntary fee waiver, the management fee for the year ended December 31, 2007 was 0.74%.

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES



         Class A  Class E
--------------------------
1 Year   $     88 $    104
--------------------------
3 Years  $    275 $    323
--------------------------
5 Years  $    479 $    560
--------------------------
10 Years $  1,064 $  1,241
--------------------------

                      MET/AIM SMALL CAP GROWTH PORTFOLIO

INVESTMENT OBJECTIVE:

Long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGY:


The Portfolio seeks to meet its objective by investing, normally, at least 80% of its net assets in securities of small-cap companies. In complying with this 80% investment requirement, the Portfolio will invest primarily in marketable equity securities, including convertible securities, but its investments may include other securities, such as synthetic instruments. Synthetic instruments are investments that have economic characteristics similar to the Portfolio's direct investments, and may include warrants, futures, options, exchange-traded funds and American Depositary Receipts. The Portfolio considers a company to be a small-cap company if it has a market capitalization, at the time of purchase, no larger than the largest capitalized company included in the Russell 2000 Index during the most recent 11-month period (based on month-end data) plus the most recent data during the current month, within the range of market capitalizations of companies included in the Russell 2000 Index.

The Portfolio may invest up to 20% of its net assets in equity securities of issuers that have market capitalizations, at the time of purchase, outside of the range of market capitalizations of companies included in the Russell 2000 Index, and in investment-grade non-convertible debt securities, U.S. government securities and high-quality money market instruments. The Portfolio may also invest up to 25% of its total assets in foreign securities. For risk management purposes, the Portfolio may hold a portion of its assets in cash or cash equivalents, including money market instruments.

In selecting investments, the portfolio managers seek to identify those companies that have strong earnings momentum or demonstrate other potential for growth of capital. The portfolio managers anticipate that the Portfolio, when fully invested, will generally be comprised of companies that are currently experiencing a greater than anticipated increase in earnings.


PRIMARY RISKS:


The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail starting on page 89, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:


  .  Market risk

  .  Market capitalization risk

  .  Investment style risk

  .  Foreign investment risk

The Portfolio's investments in derivatives can significantly increase the Portfolio's exposure to market risk or credit risk of the counterparty. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the relevant assets, rates and indices.

 PORTFOLIO MANAGEMENT:


..  Invesco Aim Capital Management, Inc. see page 108

..  For financial highlights see page 133



PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.




The bar chart below shows you the performance of the Portfolio's Class B shares, the Portfolio's oldest class, for each full calendar year since its inception and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart.


               Year-by-Year Total Return as of 12/31 of Each Year

                                    [CHART]

        02        03          04          05          06         07
     ------     ------       -----      ------     ------     ------
    -27.50%     38.86%       6.43%       8.27%      14.18%     11.07%

                   High Quarter:   2nd - 2003      +20.75%
                   Low Quarter:    3rd - 2002      -18.43%




The table below compares the Portfolio's Class A, Class B and Class E shares' average annual compounded total returns for the 1- and 5-year periods and from inception through 12/31/07 with the Russell 2000 Index and the Russell 2000 Growth Index. The Russell 2000 Index is an unmanaged index which measures the performance of the 2,000 smallest companies in the Russell 3000 Index. The Russell 2000 Growth Index is an unmanaged index which measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.



  Average Annual Total Return as of 12/31/07
-----------------------------------------------
                              Since   Inception
              1 Year 5 Year Inception   Date
------------- ------ ------ --------- ---------
Class A       11.40% 15.39%    6.91%    1/2/02
Class B       11.07% 15.20%    9.39%   10/9/01
Class E       11.20% 15.34%    7.66%    4/1/02
Russell 2000
 Index        -1.57% 16.25%   12.12%*
Russell 2000
 Growth Index  7.05% 16.50%   10.70%*
* Index performance is from 10/1/01.

FEES AND EXPENSES:


The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2007 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)



                                          Class A Class B Class E
-----------------------------------------------------------------
Management Fee                             0.86%   0.86%   0.86%
-----------------------------------------------------------------
12b-1 Fees                                 None    0.25%   0.15%
-----------------------------------------------------------------
Other Expenses                             0.06%   0.06%   0.06%
-----------------------------------------------------------------
Total Annual Portfolio Operating Expenses  0.92%   1.17%   1.07%
-----------------------------------------------------------------



EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES



         Class A  Class B  Class E
-----------------------------------
1 Year   $     94 $    120 $    110
-----------------------------------
3 Years  $    295 $    374 $    342
-----------------------------------
5 Years  $    511 $    647 $    593
-----------------------------------
10 Years $  1,135 $  1,427 $  1,311
-----------------------------------

                        BLACKROCK HIGH YIELD PORTFOLIO

INVESTMENT OBJECTIVE:

To maximize total return, consistent with income generation and prudent investment management.

PRINCIPAL INVESTMENT STRATEGY:


The Portfolio will invest primarily in non-investment grade bonds with maturities of ten years or less. The Portfolio will normally invest at least 80% of its assets in high yield bonds, including convertible and preferred securities. The high yield securities (commonly called "junk bonds") acquired by the Portfolio will generally be in the lower rating categories of the major rating agencies (BB or lower by Standard & Poor's Ratings Group ("S&P") or Ba or lower by Moody's Investors Service, Inc. ("Moody's")) or will be determined by the Adviser to be of similar quality. Split rate bonds will be considered to have the higher credit rating. The Portfolio may invest up to 10% of its assets in non-dollar denominated bonds of issuers located outside of the United States. The Portfolio's investment in non-dollar denominated bonds may be on a currency hedged or unhedged basis.

The Adviser evaluates sectors of the high yield market and individual bonds within these sectors. Securities are purchased for the Portfolio when the Adviser determines that they have the potential for above-average total return.

To add additional diversification, the Adviser can invest in a wide range of securities, including corporate bonds, mezzanine investments, collateralized bond obligations ("CBOs"), bank loans and mortgage-backed and asset-backed securities. The Portfolio can also invest, to the extent consistent with its investment goal, in non-U.S. and emerging market securities and currencies. The Portfolio may invest in securities of any rating, and may invest up to 10% of its assets (measured at the time of investment) in distressed securities that are in default or the issuers of which are in bankruptcy. These securities involve considerable risk and have significant uncertainties regarding the issuer's current or future ability to make interest and principal payments. Typically, the Adviser will invest in distressed securities when it believes they are undervalued.

The Adviser team may, when consistent with the Portfolio's investment goal, buy or sell options or futures on a security or an index of securities, or enter into credit default swaps (up to 15% of its assets) and interest rate or foreign currency transactions, including swaps (collectively, commonly known as derivatives). The Portfolio typically uses derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk. The Portfolio may also use derivatives for leverage, in which case their use would involve leveraging risk. The Portfolio may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as reverse repurchase agreements or dollar rolls).

PRIMARY RISKS:


The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail starting on page 89, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:


  .  Market risk

  .  Interest rate risk

  .  Credit risk

  .  High yield debt security risk



  .  Foreign investment risk

If the Portfolio invests in high yield securities that are rated C or below, the Portfolio will incur significant risk in addition to the risks generally associated with investments in high yield securities. Distressed securities frequently do not produce income while they are outstanding. The Portfolio may purchase distressed securities that are in default or the issuers of which are in bankruptcy. The Portfolio may be required to bear certain extraordinary expenses in order to protect and recover its investment. The Portfolio will be subject to significant uncertainty as to when and in what manner and for what value the obligations evidenced by the distressed securities will eventually be satisfied.

Mezzanine securities (which are subordinated securities which receive payments of interest and principal after other more senior security holders are paid) carry the risk that the issuer will not be able to meet its obligations and that the equity securities purchased with the mezzanine investments may lose value.

The market for bank loans may not be highly liquid and the Portfolio may have difficulty selling them. These investments expose the Portfolio to the credit risk of both the financial institution and the underlying borrower.

The pool of high yield securities underlying CBOs is typically separated into groupings called tranches representing different degrees of credit quality. The higher quality tranches have greater degree of protection and pay lower interest rates. The lower tranches, with greater risk, pay higher interest rates.

The Portfolio also makes investments in residential and commercial mortgage-backed securities and other asset-backed securities. The characteristics of these mortgage-backed and asset-backed securities differ from traditional fixed income securities.

Mortgage-related securities may be issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or may be issued by private issuers and as such are not guaranteed by the U.S. Government, its agencies or instrumentalities. Like other debt securities, changes in interest rates generally affect the value of a mortgage-backed security. Additionally, some mortgage-backed securities may be structured so that they may be particularly sensitive to interest rates.

Investments in mortgage-related securities are also subject to special risks of prepayment. Prepayment risk occurs when the issuer of a security can prepay the principal prior to the security's maturity. Securities subject to prepayment risk, including the collateralized mortgage obligations and other mortgage-related securities that the Portfolio can buy, generally offer less potential for gains when prevailing interest rates decline, and have greater potential for loss when interest rates rise, depending upon the coupon of the underlying securities. The impact of prepayments on the price of a security may be difficult to predict and may increase the volatility of the price. In addition, early repayment of mortgages underlying these securities may expose the Portfolio to lower rate of return when it reinvests the principal. Further, the Portfolio may buy mortgage-related securities at a premium. Accelerated prepayments on those securities could cause the Portfolio to lose a portion of its principal investment represented by the premium the Portfolio paid.

If interest rates rise rapidly, prepayments may occur at slower rates than expected, which could have the effect of lengthening the expected maturity of a short- or medium-term security. That could cause its value to fluctuate more widely in response to changes in interest rates. In turn, this could cause the value of the Portfolio's shares to fluctuate more.

Non-mortgage asset-backed securities are not issued or guaranteed by the U.S. Government or its agencies or government-sponsored entities. In the event of failure of these securities or of mortgage-related securities issued by private issuers to pay interest or repay principal, the assets backing these securities such as automobiles or credit card receivables may be insufficient to support the payments on the securities.

The Portfolio may invest in securities prior to their date of issue. These securities could fall in value by the time they are actually issued, which may be any time from a few days to over a year.

The Portfolio's investments in derivatives can significantly increase the Portfolio's exposure to market risk or credit risk of the counter party. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the relevant assets, rates and indices.

Some transactions may give rise to a form of leverage. These transactions may include, among others, derivatives, reverse repurchase agreements and dollar rolls, and may expose the Portfolio to greater risk and increase its costs. To mitigate leverage risk, the Adviser will segregate liquid assets on the books of the Portfolio or otherwise cover the transactions. The use of leverage may cause the Portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Increases and decreases in the value of the securities held by the Portfolio will be magnified when the Portfolio uses leverage. The Portfolio will also have to pay interest on its borrowing, reducing the Portfolio's return. This interest expense may be greater than the Portfolio's return on the underlying investment.

The Portfolio may invest up to 10% of its assets in non-dollar denominated bonds of issuers located outside of the United States. Non-dollar and non-U.S. securities involve risks not typically associated with investing in U.S. securities. These risks include, but are not limited to: currency risks (the risk that the value of interest paid on non-dollar and non-U.S. securities, or the value of the securities themselves, may fall if currency exchange rates change), the risk that a security's value will be hurt by changes in non-U.S. political or social conditions, including changes in policies restricting investment, the possibility of heavy taxation, nationalization or expropriation of assets and more difficulty obtaining information on non-U.S. securities or companies. In addition, non-dollar and non-U.S. securities may be harder to sell and may be subject to wider price movements than comparable investments in U.S. companies. There is also less government regulation of non-U.S. securities markets.

The use of credit default transactions is a highly specialized activity that involves investment techniques and risks that are different from those associated with ordinary portfolio securities transactions. If the Adviser is incorrect in its forecasts of the interest rates, currency exchange rates or market values or its assessments of the credit risks, relevant to these transactions that it enters, the investment performance of the Portfolio may be less favorable than it would have been if the Portfolio had not entered into them.

Because these arrangements are bi-lateral agreements between the Portfolio and its counterparty, each party is exposed to the risk of default by the other. In addition, they may involve a small investment of cash compared to the risk assumed with the result that small changes may produce disproportionate and substantial gains or losses to the Portfolio. However, the Portfolio's obligations under swap agreements generally are collateralized by cash or government securities based on the amount by which the value of the payments that the Portfolio is required to pay exceed the value of the payments that its counterparty is required to make. The Portfolio segregates liquid assets equal to any difference between that excess and the amount of collateral that they are required to provide. Conversely, the Portfolio requires their counterparties to provide collateral on a comparable basis except in those instances in which the Adviser is satisfied with the claims paying ability of the counterparty without such collateral.

PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.




The performance shown below is the performance of the Portfolio's Class A shares, the Portfolio's only Class outstanding prior to April 28, 2008. Class B shares of the Portfolio are first being offered on April 28, 2008. The historical performance shown for the Portfolio's Class A shares prior to May 1, 2006 is the performance of the Portfolio's predecessor fund managed by a different investment adviser. The assets of the Federated High Yield Portfolio of The Travelers Series Trust were transferred to the Portfolio on May 1, 2006. Effective August 21, 2006, BlackRock Financial Management, Inc. became the Portfolio's Adviser. Investment performance information prior to that date is attributable to the Portfolio's former investment adviser.

 PORTFOLIO MANAGEMENT:


..  BlackRock Financial Management, Inc. see page 109

..  For financial highlights see page 136




The bar chart below shows you the performance of the Portfolio's Class A shares for the last ten calendar years and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart.


               Year-by-Year Total Return as of 12/31 of Each Year

                                    [CHART]

  98      99      00      01      02      03      04      05     06     07
------  ------  ------  ------  ------  ------  ------  ------  -----  -----
 4.71%   3.14%  -8.15%   1.94%   3.72%  22.39%  10.38%   2.55%  9.81%  2.70%

                     High Quarter:     2nd - 2003     +7.75%
                     Low Quarter:      4th - 2000     -6.50%


The table below compares the Portfolio's Class A shares' average annual compounded total returns for the 1-, 5- and 10-year periods through 12/31/07 with the Lehman Brothers U.S. Corporate High Yield Bond - 2% Issuer Cap Index ("Lehman HY"). The Lehman HY Index is an unmanaged index that covers the universe of fixed rate non-investment grade debt. Pay-in-kind bonds, Eurobonds and debt issues from emerging market countries are excluded. There is a maximum 2% limit on issuers held in the Index. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.



Average Annual Total Return as of 12/31/07
-----------------------------------------
                  1 Year  5 Year  10 Year
 ---------------  ------- ------- -------
Class A            2.70%   9.34%   5.06%
Lehman HY Index    2.27%  10.91%   5.51%
                   ----   -----    ----



For information on BlackRock Financial Management, Inc.'s prior performance with a comparable fund, see page 110.

FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2007 and are expressed as a percentage of the Portfolio's average daily net assets. The amounts for the Class B shares of the Portfolio are based on the expenses of the Portfolio's Class A shares, as adjusted to include applicable 12b-1 fees. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)



                                          Class A Class B
---------------------------------------------------------
Management Fee                             0.60%   0.60%
---------------------------------------------------------
12b-1 Fees                                 None    0.25%
---------------------------------------------------------
Other Expenses                             0.13%   0.13%
---------------------------------------------------------
Total Annual Portfolio Operating Expenses  0.73%   0.98%
---------------------------------------------------------



EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES



         Class A  Class B
--------------------------
1 Year   $     75 $    100
--------------------------
3 Years  $    234 $    314
--------------------------
5 Years  $    407 $    544
--------------------------
10 Years $    909 $  1,206
--------------------------

                      BLACKROCK LARGE CAP CORE PORTFOLIO


INVESTMENT OBJECTIVE:

Long-term capital growth.

PRINCIPAL INVESTMENT STRATEGY:


The Portfolio invests primarily in a diversified portfolio of equity securities of large cap companies located in the United States. Normally, the Portfolio invests at least 80% of its assets in equity securities of large cap companies selected from among those that are, at the time of purchase, included in the Russell 1000 Index (the "Index"). As of February 29, 2008, the Index included companies with market capitalizations between $305 million and $490 billion. The size of the companies in the Index changes with market conditions and composition of the Index. The Portfolio uses an investment approach that blends growth (investing in equity securities that the Adviser believes have good prospects for earnings growth) and value (investing in equity securities that are priced below what the Adviser believes to be their worth) and will seek to outperform its benchmark index, the Russell 1000 Index.

The Adviser uses a quantitative model to look for companies that are consistent with the Portfolio's strategy. The Adviser looks for strong relative earnings growth, preferring internal growth and unit growth to growth resulting from a company's pricing structure. A company's stock price relative to its earnings and book value is also examined. If the Adviser believes that a company is overvalued, the company will not be considered for investment. After the initial screening is performed, the Adviser relies on fundamental analysis, using both internal and external research, to optimize its quantitative model to choose companies the Adviser believes have strong, sustainable earnings growth with current momentum at attractive price valuations.

In seeking to outperform the Portfolio's benchmark index, the Adviser reviews potential investments using certain criteria that are based on the securities in the benchmark index. These criteria currently include the following:

  .  relative price-to-earnings and price-to-book ratios

  .  stability and quality of earnings momentum and growth

  .  weighted median market capitalization of the portfolio

  . allocation among the economic sectors of the portfolio as compared to its benchmark index

  .  weighted individual stocks within the applicable index

In seeking to achieve its investment objective, the Portfolio may also invest in options and futures and other forms of derivatives.


PRIMARY RISKS:


The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail starting on page 89, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:


  .  Market risk

  .  Market capitalization risk

  .  Investment style risk

The Portfolio's investments in derivatives can significantly increase the Portfolio's exposure to market risk and credit risk of the counterparty. Derivatives can also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the relevant assets, rates and indices.

PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.


The performance shown below is the performance of the Portfolio's Class A shares, the Portfolio's oldest Class. The historical performance shown for the Portfolio's Class A shares prior to May 1, 2006 is the performance of the Portfolio's predecessor fund managed both by the Adviser's predecessor using the same investment objective and strategy as the Portfolio and by another investment adviser using the same investment objective. The assets of the Mercury Large Cap Core Portfolio of The Travelers Series Trust were transferred to the Portfolio on May 1, 2006.

The bar chart below shows you the performance of the Portfolio's Class A shares for each full calendar year since inception and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart. Effective November 17, 2003, Merrill Lynch Investment Managers, L.P. became the Adviser to the Mercury Large Cap Core Portfolio of The Travelers Series Trust. Information prior to that date is attributable to the Portfolio's former investment adviser. Effective October 1, 2006, BlackRock Advisors, LLC became the Portfolio's Adviser.


                Year-by-Year Total Return as of 12/31 of Each Year

                                    [CHART]

 1999     2000     2001     2002     2003     2004     2005     2006     2007
------   ------   ------   ------   ------   ------   ------   ------   ------
23.67%   -5.58%  -22.43%  -25.14%   21.16%   15.89%   12.05%   14.25%    6.55%

                      High Quarter: 4th-1999  +21.71%
                      Low Quarter:  3rd-2001  -19.36%









 PORTFOLIO MANAGEMENT:


..  BlackRock Advisors, LLC see page 109

..  For financial highlights see page 137

The table below compares the Portfolio's Class A, Class B and Class E shares' average annual compounded total returns for the 1- and 5-year periods and since inception through 12/31/07, as applicable, with the Russell 1000 Index, a widely recognized unmanaged index that measures the stock performance of the 1000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.



  Average Annual Total Return as of 12/31/07
----------------------------------------------
                             Since   Inception
             1 Year 5 Year Inception   Date
------------ ------ ------ --------- ---------
Class A       6.55% 13.88%   3.30%    3/23/98
Class B         --     --    0.92%    4/30/07
Class E         --     --    1.00%    4/30/07
Russell 1000
 Index        5.77% 13.43%   5.00%*
* Index performance is from 3/31/98.


FEES AND EXPENSES:




The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2007 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)



                                          Class A Class B Class E
-----------------------------------------------------------------
Management Fee                             0.58%   0.58%   0.58%
-----------------------------------------------------------------
12b-1 Fees                                 None    0.25%   0.15%
-----------------------------------------------------------------
Other Expenses                             0.07%   0.06%   0.06%
-----------------------------------------------------------------
Total Annual Portfolio Operating Expenses  0.65%   0.89%   0.79%
-----------------------------------------------------------------

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES



         Class A  Class B  Class E
-----------------------------------
1 Year   $     67 $     91 $     81
-----------------------------------
3 Years  $    209 $    285 $    253
-----------------------------------
5 Years  $    363 $    495 $    440
-----------------------------------
10 Years $    812 $  1,100 $    981
-----------------------------------

                     CLARION GLOBAL REAL ESTATE PORTFOLIO


INVESTMENT OBJECTIVE:

Total return through investment in real estate securities, emphasizing both capital appreciation and current income.

PRINCIPAL INVESTMENT STRATEGY:


Under normal market conditions, the Portfolio will invest at least 80% of its assets in a portfolio of equity securities of companies that are principally engaged in the real estate industry. In selecting investments for the Portfolio, the Portfolio's Adviser will select companies that derive at least 50% of their total revenues or earnings from owning, operating, developing and/or managing real estate. This portion of the Portfolio will have investments located in a number of different countries, including the U.S. As a general matter, the Portfolio expects these investments to be in common stocks of large-, mid- and small-sized companies, including real estate investment trusts and similarly situated real estate companies outside the U.S. ("REITs"). The Portfolio may invest in companies located in countries with emerging securities markets.

The Portfolio's Adviser uses a multi-step investment process for constructing the Portfolio's investment portfolio that combines top-down region and sector allocation with bottom-up individual stock selection.

First, the Adviser selects sectors and geographic regions in which to invest, and determines the degree of representation of such sectors and regions, through a systematic evaluation of public and private property market trends and conditions. Second, the Adviser uses an in-house valuation process to identify investments with superior current income and growth potential relative to their peers. This in-house valuation process examines several factors including:

  .  value and property;

  .  capital structure; and

  .  management and strategy.


PRIMARY RISKS:


The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail starting on page 89, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:


  .  Market risk

  .  Real estate investment risk


  .  Foreign investment risk


  .  Market capitalization risk

  .  Investment style risk

In addition, investments in emerging markets include all of the risks of investments in foreign securities and are subject to severe price declines. The economic and political structures of developing nations, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity. Such countries may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners and economies based on only a few industries. For these reasons, all of the risks of investing in foreign securities are heightened by investing in emerging market countries. The markets of developing countries have been more volatile than the markets of developed countries with more mature economies. These markets often have provided significantly higher or lower rates of return than developed markets, and significantly greater risks, to investors.


PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.




The bar chart below shows you the performance of the Portfolio's Class B shares for each full calendar year since its inception and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart. Effective April 28, 2008, ING Clarion Real Estate Securities L.P. became the Portfolio's Adviser. Investment performance prior to that date is attributable to the Portfolio's former investment adviser.


                                    [CHART]

Year-by-Year Total Return as of 12/31 of Each Year

  05        06         07
------    ------     ------
13.29%    37.58%    -15.01%

High Quarter: 1st-2006  +14.88%
Low Quarter:  2nd-2007   -9.48%



 PORTFOLIO MANAGEMENT:


..  ING Clarion Real Estate Securities L.P. see page 111

..  For financial highlights see page 140

The table below compares the Portfolio's Class A, Class B and Class E shares' average annual compounded total returns for the 1-year period and from inception through 12/31/07 with the FTSE NAREIT Equity Index, the Portfolio's benchmark prior to April 28, 2008, and with the FTSE EPRA/NAREIT Global Real Estate Index, the Portfolio's benchmark effective April 28, 2008. The FTSE NAREIT Equity Index is an unmanaged index that measures the performance of all publicly traded equity REITs. The FTSE EPRA/NAREIT Global Real Estate Index is designed to capture the performance of institutional quality property companies operating in North America, Europe, Asia, and Australia. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.



           Average Annual Total Return as of 12/31/07
----------------------------------------------------------------
                                               Since   Inception
                                     1 Year  Inception   Date
------------------------------------ ------  --------- ---------
Class A                              -14.79%   16.14%   5/1/04
Class B                              -15.01%   15.85%   5/1/04
Class E                              -14.86%   15.99%   5/1/04
FTSE NAREIT Equity REIT Index        -15.69%   16.59%*
FTSE EPRA/NAREIT Global Real
 Estate Index                         -6.96%   22.18%*
* Index performance is from 4/30/04.



For information on ING Clarion Real Estate Securities L.P.'s prior performance with a comparable fund see page 111.

FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2007 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)



                                          Class A Class B Class E
-----------------------------------------------------------------
Management Fee                            0.61%   0.61%   0.61%
-----------------------------------------------------------------
12b-1 Fees                                None    0.25%   0.15%
-----------------------------------------------------------------
Other Expenses                            0.04%   0.04%   0.04%
-----------------------------------------------------------------
Total Annual Portfolio Operating Expenses 0.65%   0.90%   0.80%
-----------------------------------------------------------------

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES



         Class A  Class B  Class E
-----------------------------------
1 Year   $     67 $     92 $     82
-----------------------------------
3 Years  $    209 $    288 $    256
-----------------------------------
5 Years  $    363 $    500 $    446
-----------------------------------
10 Years $    812 $  1,112 $    993
-----------------------------------

                       DREMAN SMALL CAP VALUE PORTFOLIO


INVESTMENT OBJECTIVE:

Capital appreciation.

PRINCIPAL INVESTMENT STRATEGY:


The Portfolio normally invests at least 80% of its assets in common stocks and other equity securities of small U.S. companies. The Portfolio defines a small company as one with a market capitalization at the time of investment that is no greater than the typical largest market capitalization of a company in the Russell 2000 Value Index (the "Index"). The size of companies in the Index changes with market conditions and the composition of the Index. As of February 29, 2008, the largest market capitalization of a company in the Index was $6.8 billion.

The Adviser focuses its stock selection process on small companies with below market price-to-earnings ratios. The Adviser also identifies value opportunities in small companies by low price compared to book value, cash flow and yield. Individual companies are analyzed to identify those that are fundamentally sound and appear to have strong potential for earnings and dividend growth over the Index.

From the remaining group of stocks, the Adviser then completes its fundamental analysis and purchases for the Portfolio what are believed to be the most attractive stocks, drawing on analysis of economic outlooks or various industries. The Adviser may favor companies from different industries at different times, which leads to sector and industry over and under weights in the Portfolio relative to the Index. Even so, diversification is an important characteristic of the Adviser's investment philosophy.

The Portfolio may invest up to 15% of its assets in real estate investment trusts.


PRIMARY RISKS:


The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail starting on page 89, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:


  .  Market risk

  .  Market capitalization risk

  .  Investment style risk

  .  Real estate investment risk

PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

The performance shown below is the performance of the Portfolio's Class A shares, the Portfolio's only Class outstanding prior to April 28, 2008. Class B shares of the Portfolio are first being offered on April 28, 2008. The historical performance shown for the Portfolio's Class A shares prior to May 1, 2006 is the performance of the Portfolio's predecessor fund managed both by the Adviser using the same investment objective and strategy as the Portfolio and by another investment adviser using the same investment objective as the Portfolio but a different (quantitative) investment strategy. The assets of the Style Focus Series: Small Cap Value Portfolio of The Travelers Series Trust were transferred to the Portfolio on May 1, 2006. The performance shown below for the Portfolio's Class A shares prior to May 1, 2006 is the historical performance of the Style Focus Series: Small Cap Value Portfolio of The Travelers Series Trust (from May 1, 2005 to April 30, 2006).

The bar chart below shows you the performance of the Portfolio's Class A shares for each full calendar year since inception and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart.


               Year-by-Year Total Return as of 12/31 of Each Year

                                    [CHART]

                             06                  07
                            -----              -----
                            24.23%             -0.97%

High Quarter:   1st - 2006      +14.30%
Low Quarter:    4th - 2007       -4.70%

The table below compares the Portfolio's Class A shares average annual compounded total returns for the 1-year period and since inception through 12/31/07 with the Russell 2000 Value Index, an unmanaged index that measures the stock performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.



    Average Annual Total Return as of 12/31/07
---------------------------------------------------
                                  Since   Inception
                         1 Year Inception   Date
------------------------ ------ --------- ---------
Class A                  -0.97%   13.35%   5/2/05
Russell 2000 Value Index -9.78%    9.73%*
* Index performance is from 4/30/05.



For information on Dreman Value Management, LLC's prior performance with a comparable fund, see page 112.



 PORTFOLIO MANAGEMENT:


..  Dreman Value Management, LLC see page 112

..  For financial highlights see page 143

FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2007, as adjusted to assume that current contractual fees and expenses were in effect for all of 2007, and are expressed as a percentage of the Portfolio's average daily net assets. The amounts for the Class B shares of the Portfolio are based on the expenses of the Portfolio's Class A shares, as adjusted to include applicable 12b-1 fees. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)



                                           Class A Class B
------------------------------------------ ------- -------
Management Fee                              0.79%   0.79%
----------------------------------------------------------
12b-1 Fees                                  None    0.25%
----------------------------------------------------------
Other Expenses                              0.13%   0.13%
----------------------------------------------------------
Total Annual Portfolio Operating Expenses*  0.92%   1.17%
----------------------------------------------------------



        * The Manager and the Trust have entered into an Expense Limitation Agreement whereby the total Annual Portfolio Operating Expenses for the Class A and Class B shares of the Portfolio will not exceed 1.10% and 1.35%, respectively, for the period ended April 30, 2009 and in any year in which the Agreement is in effect. Under certain circumstances, any fees waived or expenses reimbursed by the Manager may, with the approval of the Trust's Board of Trustees, be repaid to the Manager.

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same and that all expense limitations remain in effect only for the period ended April 30, 2009. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES



         Class A  Class B
--------------------------
1 Year   $     94 $    120
--------------------------
3 Years  $    295 $    374
--------------------------
5 Years  $    511 $    647
--------------------------
10 Years $  1,135 $  1,427
--------------------------

                     MET/FRANKLIN MUTUAL SHARES PORTFOLIO

INVESTMENT OBJECTIVE:

Capital appreciation, which may occasionally be short-term. The Portfolio's secondary investment objective is income.

PRINCIPAL INVESTMENT STRATEGY:

Under normal market conditions, the Portfolio invests primarily in equity securities (including securities convertible into, or that the Adviser expects to be exchanged for, common or preferred stock) of U.S. and foreign companies that the Adviser believes are available at market prices less than their value based on certain recognized or objective criteria (intrinsic value).

Following this value-oriented strategy, the Portfolio invests primarily in undervalued securities, which are securities trading at a discount to intrinsic value. The Portfolio also invests in, to a lesser extent, in:

  . Risk arbitrage securities, which are securities of companies involved in restructurings (such as mergers, acquisitions, consolidations, liquidations, spin-offs, or tender or exchange offers) or that the Adviser believes are cheap relative to an economically equivalent security of the same or another company; and

  . Distressed companies, which are securities of companies that are, or are about to be, involved in reorganizations, financial restructurings, or bankruptcy.


In pursuit of its value-oriented strategy, the Portfolio is not limited to pre-set maximums or minimums governing the size of the companies in which it may invest. However, as a general rule, the Portfolio intends to invest the equity portion of its portfolio predominantly (up to 100%) in mid- and large-cap companies, with a small portion in small-cap companies. For these purposes, mid- and large-cap companies are considered by the Adviser to be those companies with market capitalization values greater than $1.5 billion.

While the Portfolio generally purchases securities for investment purposes, the Adviser may seek to influence or control management by communicating with management and may coordinate with other shareholders to influence management or to cause changes in policy, or invest in other companies that do so, when the Adviser believes the Portfolio may benefit. The Portfolio expects to invest a significant portion (up to 35%) of its assets in foreign securities, which may include sovereign debt and participations in foreign government debt.


The Portfolio may attempt, from time to time, to hedge (protect) against currency risks, largely using forward foreign currency exchange contracts, when, in the Adviser's opinion, it would be advantageous to the Portfolio to do so.

The Portfolio's investments in distressed companies typically involve the purchase of bank debt, lower-rated or defaulted debt securities, comparable unrated debt securities, or other indebtedness (or participations in the indebtedness) of such companies. Such other indebtedness generally represents a specific commercial loan or portion of a loan made to a company by a financial institution such as a bank. Loan participations represent fractional interests in a company's indebtedness and are generally made available by banks or other institutional investors. By purchasing all or a part of a company's direct indebtedness, the Portfolio, in effect, steps into the shoes of the lender. If the loan is secured, the Portfolio will have a priority claim to the assets of the company ahead of unsecured creditors and stockholders. The Portfolio will generally make such investments to achieve capital appreciation, rather than to seek income.

The Portfolio may also engage from time to time in an "arbitrage" strategy. When engaging in an arbitrage strategy, the Portfolio typically buys one security while at the same time selling short another security. The Portfolio generally buys the security that the Adviser believes is either cheap relative to the price of the other security or otherwise undervalued, and sell short the security that the Adviser believes is either expensive relative to the price of the other security or otherwise overvalued. In doing so, the Portfolio attempts to profit from a perceived relationship between the values of the two securities. The Portfolio generally engages in an arbitrage strategy in connection with an announced corporate restructuring, such as a merger, acquisition or tender offer, or other corporate action or event such as an exchange offer.

PORTFOLIO SELECTION

The Adviser employs a research driven, fundamental value strategy for the Portfolio. In choosing equity investments, the Adviser focuses on the market price of a company's securities relative to the Adviser's own evaluation of the company's asset value, including an analysis of book value, cash flow potential, long-term earnings, and multiples of earnings. Similarly, debt securities and other indebtedness, including loan participations, are generally selected based on the Adviser's own analysis of the security's intrinsic value rather than the coupon rate or rating of the security. The Adviser examines each investment separately and there are no set criteria as to specific value parameters, asset size, earnings or industry type.

PRIMARY RISKS:


The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail starting on page 89, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:


  .  Market risk

  .  Investment style risk

  .  Market capitalization risk

  .  Foreign investment risk

  .  Credit risk

  .  Interest rate risk

  .  High yield debt security risk

The Portfolio's investments in derivatives can significantly increase the Portfolio's exposure to market risk or credit risk of the counterparty. Derivatives can also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the relevant assets, rates and indices.

A merger or other restructuring, or a tender or exchange offer, proposed or pending at the time the Portfolio invests in risk arbitrage securities may not be completed on the terms or within the time frame contemplated, resulting in losses to the Portfolio. Debt obligations of distressed companies typically are unrated, lower-rated, in default or close to default. Also, securities of distressed companies are generally more likely to become worthless than the securities of more financially stable companies.

PAST PERFORMANCE:


As of the date of this Prospectus, the Portfolio had not commenced operations. No performance information is currently available. For information on Franklin Mutual Advisers, LLC's prior performance with a comparable fund, see page 116.


FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are estimated for the year ended December 31, 2008 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                          Class A Class B
---------------------------------------------------------
Management Fee                             0.80%   0.80%
---------------------------------------------------------
12b-1 Fees                                 None    0.25%
---------------------------------------------------------
Other Expenses                             0.29%   0.29%
---------------------------------------------------------
Total Annual Portfolio Operating Expenses
 Before Expense Waiver                     1.09%   1.34%
---------------------------------------------------------
Contractual Expense Waiver*                0.19%   0.19%
---------------------------------------------------------
Total Annual Portfolio Operating Expenses
 After Expense Waiver                      0.90%   1.15%
---------------------------------------------------------

        * The Manager and the Trust have entered into an Expense Limitation Agreement whereby the total Annual Portfolio Operating Expenses for the Class A and Class B shares of the Portfolio will not exceed 0.90% and 1.15%, respectively, for the period ended April 30, 2009 and in any year in which the Agreement is in effect. Under certain circumstances, any fees waived or expenses reimbursed by the Manager may, with the approval of the Trust's Board of Trustees, be repaid to the Manager.


 PORTFOLIO MANAGEMENT:


..  Franklin Mutual Advisers, LLC see page 116

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same and that all expense limitations remain in effect only for the period ended April 30, 2009. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES

        Class A  Class B
-------------------------
1 Year  $     92 $    118
-------------------------
3 Years $    329 $    408
-------------------------

                             JANUS FORTY PORTFOLIO

INVESTMENT OBJECTIVE:

Capital appreciation.

PRINCIPAL INVESTMENT STRATEGY:


The Portfolio normally invests in a core group of 20-40 common stocks selected for their growth potential. The Portfolio may invest in companies of any size, from larger, well-established companies to smaller, emerging growth companies. The Adviser selects stocks primarily through a company analysis, with a focus on identifying prospective capital growth. The Adviser uses a bottom up approach to evaluate stocks and looks at companies one at a time to determine if a company is an attractive investment opportunity and consistent with the Portfolio's investment policies. The Portfolio is non-diversified which means that it can invest a greater portion of its assets in a small number of issuers.

The Portfolio may invest a significant portion of its assets in stocks selected for their growth potential. The Portfolio may also invest without limit in foreign securities and up to 35% of its assets in debt securities including bonds rated below investment grade ("junk bonds").


PRIMARY RISKS:


The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail starting on page 89, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:


  .  Market risk

  .  Interest rate risk

  .  Credit risk



  .  Foreign investment risk

  .  Market capitalization risk

  .  Investment style risk

In addition, because the Portfolio may invest its assets in a small number of issuers, the Portfolio is more susceptible to any single economic, political or regulatory event affecting those issuers than is a diversified portfolio.

PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

 PORTFOLIO MANAGEMENT:


..  Janus Capital Management LLC see page 113

..  For financial highlights see page 144




The performance shown below is the performance of the Portfolio's Class A shares, the Portfolio's oldest Class. The historical performance shown for the Portfolio's Class A shares prior to May 1, 2006 is the performance of the Portfolio's predecessor fund managed by the Adviser using the same investment objective and strategy as the Portfolio. The assets of the Capital Appreciation Fund were transferred to the Portfolio on May 1, 2006.

The bar chart below shows you the performance of the Portfolio's Class A shares for the last ten calendar years and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart.


               Year-by-Year Total Return as of 12/31 of Each Year

                                    [CHART]

  1998    1999     2000    2001    2002   2003    2004    2005    2006   2007
------  ------  ------  -------  -------  -------  ------ ------ ------ ------
61.63%  53.52%  -21.88%  -26.09%  -25.09%  24.91% 19.53% 18.19%   3.08% 30.46%

High Quarter 4th - 1999 +34.85%
Low Quarter: 1st - 2001 -20.81%


The table below compares the Portfolio's Class A, Class B and Class E shares' average annual compounded total returns for the 1-, 5- and 10-year periods and from inception through 12/31/07, as applicable, with the S&P 500 Index, a widely recognized unmanaged index that measures the stock performance of 500 large- and medium-sized companies and is often used to indicate the performance of the overall stock market and the Russell 1000 Growth Index, an unmanaged index that measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.



      Average Annual Total Return as of 12/31/07
-------------------------------------------------------
                                      Since   Inception
              1 Year 5 Year 10 Year Inception   Date
-------------------------------------------------------
Class A       30.46% 18.87%  9.80%       --         --
Class B          --     --     --     22.21%   4/28/07
Class E          --     --     --     22.30%   4/28/07
S&P 500 Index  5.49% 12.83%  5.91%       --
Russell 1000
 Growth Index 11.81% 12.10%  3.83%       --

FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2007 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)



                                          Class A Class B Class E
-----------------------------------------------------------------
Management Fee                             0.65%   0.65%   0.65%
-----------------------------------------------------------------
12b-1 Fees                                 None    0.25%   0.15%
-----------------------------------------------------------------
Other Expenses                             0.05%   0.06%   0.06%
-----------------------------------------------------------------
Total Annual Portfolio Operating Expenses  0.70%   0.96%   0.86%
-----------------------------------------------------------------



EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES



         Class A  Class B  Class E
-----------------------------------
1 Year   $     72 $     98 $     88
-----------------------------------
3 Years  $    225 $    307 $    275
-----------------------------------
5 Years  $    391 $    533 $    479
-----------------------------------
10 Years $    873 $  1,182 $  1,064
-----------------------------------

                           LAZARD MID CAP PORTFOLIO


INVESTMENT OBJECTIVE:

Long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGY:


The Portfolio seeks to meet its objective by investing, normally, at least 80% of its net assets in equity securities, including convertible securities, of mid-cap companies. In complying with this 80% investment requirement, the Portfolio's investments may include synthetic instruments. Synthetic instruments are investments that have economic characteristics similar to the Portfolio's direct investments, and may include warrants, futures, options, exchange-traded funds and American Depositary Receipts. The Portfolio considers a company to be a mid-cap company if it has a market capitalization, at the time of purchase, within the range of the largest and smallest capitalized companies included in the Russell Midcap Index during the most recent 11-month period (based on month-end data) plus the most recent data during the current month.

The Portfolio may invest up to 20% of its net assets in equity securities of companies in other market capitalization ranges and in investment grade debt securities. The Portfolio may also invest up to 25% of its total assets in foreign securities. For risk management purposes, the Portfolio may hold a portion of its assets in cash or cash equivalents, including money market instruments.

In selecting investments, the portfolio managers seek to identify those companies that are, in their view, undervalued relative to current or projected earnings, or the current market value of assets owned by the company. The primary emphasis of the portfolio managers' search for undervalued equity securities is in four categories: (1) out-of-favor cyclical growth companies;
(2) established growth companies that are undervalued compared to historical relative valuation parameters; (3) companies where there is early but tangible evidence of improving prospects which are not yet reflected in the value of the companies' equity securities; and (4) companies whose equity securities are selling at prices that do not yet reflect the current market value of their assets.


PRIMARY RISKS:


The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail starting on page 89, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:


  .  Market risk

  .  Foreign investment risk

  .  Market capitalization risk

  .  Investment style risk

The Portfolio's investments in derivatives can significantly increase the Portfolio's exposure to market risk or credit risk of the counterparty. Derivatives can also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the relevant assets, rates and indices.

PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.




The bar chart below shows you the performance of the Portfolio's Class B shares, the Portfolio's oldest Class, for each full calendar year since its inception and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart. Effective December 19, 2005, Lazard Asset Management LLC became the Portfolio's Adviser. Investment performance information prior to that date is attributable to the Portfolio's former investment adviser.

               Year-by-Year Total Return as of 12/31 of Each Year

                                    [CHART]

                    02       03      04      05      06      07
                  -------  ------  ------  ------  ------  ------
                  -10.82%  26.03%  14.32%   8.06%  14.67%  -2.71%

                      High Quarter: 2nd - 2003 +15.66%
                      Low Quarter:  3rd - 2002 -14.33%






 PORTFOLIO MANAGEMENT:


..  Lazard Asset Management LLC see page 113

..  For financial highlights see page 147

The table below compares the Portfolio's Class A, Class B and Class E shares' average annual compounded total returns for the 1- and 5-year periods and from inception through 12/31/07 with the Russell Midcap Index. The Russell Midcap Index measures the performance of the 800 companies in the Russell 1000 Index with the lowest market capitalization. These companies are considered representative of medium-sized companies. The median market capitalization was approximately $3.99 billion as of January 31, 2008. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.



   Average Annual Total Return as of 12/31/07
-------------------------------------------------
                                Since   Inception
               1 Year 5 Years Inception   Date
-------------- ------ ------- --------- ---------
Class A        -2.47%  11.96%    7.91%    1/2/02
Class B        -2.71%  11.72%    9.01%   10/9/01
Class E        -2.64%  11.82%    7.09%    4/1/02
Russell Midcap
 Index          5.60%  18.21%   14.00%*
* Index performance is from 10/1/01.



For information on Lazard Asset Management LLC's prior performance with a comparable fund, see page 114.



FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2007 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)



                                           Class A Class B Class E
------------------------------------------ ------- ------- -------
Management Fee                              0.69%   0.69%   0.69%
------------------------------------------------------------------
12b-1 Fees                                  None    0.25%   0.15%
------------------------------------------------------------------
Other Expenses                              0.07%   0.06%   0.06%
------------------------------------------------------------------
Total Annual Portfolio Operating Expenses*  0.76%   1.00%   0.90%
------------------------------------------------------------------



        * The Manager and the Trust have entered into an Expense Limitation Agreement whereby the total Annual Portfolio Operating Expenses for the Class A, Class B and Class E shares of the Portfolio will not exceed 0.80%, 1.05% and 0.95%, respectively, for the period ended April 30, 2009 and in any year in which the Agreement is in effect. Under certain circumstances, any fees waived or expenses reimbursed by the Manager may, with the approval of the Trust's Board of Trustees, be repaid to the Manager.

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same and that all expense limitations remain in effect only for the period ended April 30, 2009. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES



         Class A  Class B  Class E
-----------------------------------
1 Year   $     78 $    103 $     92
-----------------------------------
3 Years  $    244 $    320 $    288
-----------------------------------
5 Years  $    424 $    555 $    500
-----------------------------------
10 Years $    945 $  1,229 $  1,112
-----------------------------------

                       LEGG MASON VALUE EQUITY PORTFOLIO

INVESTMENT OBJECTIVE:

Long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGY:


The Portfolio normally invests at least 80% of its net assets in equity securities that the Adviser believes offer the potential for capital growth. The Portfolio primarily invests in common stocks and may also invest in other types of equity securities. The Portfolio may invest in U.S. issuers and up to 25% of its total assets in foreign issuers. The Portfolio generally invests in companies with market capitalizations greater than $5 billion, but may invest in companies of any size.

The Adviser follows a value discipline in selecting securities, and therefore seeks to purchase securities at large discounts to the Adviser's assessment of their intrinsic value. Intrinsic value, according to the Adviser, is the value of the company measured, to different extents depending on the type of company, on factors such as, but not limited to, the discounted value of its projected future free cash flows, the company's ability to earn returns on capital in excess of its cost of capital, private market values of similar companies and the costs to replicate the business. The Adviser may also consider qualitative factors, such as an assessment of the company's products, competitive positioning, strategy, industry economics and dynamics and regulatory frameworks. Securities may be undervalued due to, among other things, uncertainty arising from the limited availability of accurate information, economic growth and change, changes in competitive conditions, technological change, investor overreaction to negative news or events, and changes in government policy or geopolitical dynamics.

The Adviser takes a long-term approach to investing, generally characterized by long holding periods and low portfolio turnover.

The Portfolio may invest up to 20% of its total assets in long-term debt securities of companies with similar characteristics to those listed above.

The Portfolio is classified as a "non-diversified" company under the Investment Company Act of 1940, as amended, which means that it may invest in a smaller number of companies than many other funds. Under normal circumstances, the Adviser expects to invest in 30 to 60 companies.


PRIMARY RISKS:


The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail starting on page 89, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:


  .  Market risk

  .  Investment style risk

  .  Interest rate risk

  .  Credit risk

  .  Market capitalization risk

  .  Foreign investment risk

In addition, investments in emerging markets include all of the risks of investments in foreign securities and are subject to severe price declines. The economic and political structures of developing nations, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity. Such countries may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners and economies based on only a few industries. For these reasons, all of the risks of investing in foreign securities are heightened by investing in emerging markets countries. The markets of developing countries have been more volatile than the markets of developed countries with more mature economies. These markets often have provided significantly higher or lower rates of return than developed markets, and significantly greater risks, to investors.

Furthermore, because the Portfolio may invest its assets in a small number of issuers, the Portfolio is more susceptible to any single economic, political or regulatory event affecting those issuers than is a diversified portfolio.

PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.




The bar chart below shows you the performance of the Portfolio's Class B shares for each full calendar year since its inception and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart.


                Year-by-Year Total Return as of 12/31 of Each Year

                                    [CHART]

                                06          07
                              ------      ------
                               6.58%      -5.91%

                        High Quarter: 4th - 2006    +9.88%
                        Low Quarter:  4th - 2007    -8.81%







 PORTFOLIO'S MANAGEMENT:


..  Legg Mason Capital Management, Inc. see page 114

..  For financial highlights see page 150

The table below compares the Portfolio's Class A, Class B and Class E shares' average annual compounded total returns for the 1-year period and from inception through 12/31/07 with the S&P 500 Index, a widely recognized unmanaged index that measures the stock performance of 500 large- and medium-sized companies and is often used to indicate the performance of the overall stock market. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.



Average Annual Total Return as of 12/31/07
----------------------------------------
                         Since   Inception
                1 Year Inception   Date
-------------   ------ --------- ---------
Class A         -5.72%    3.29%   11/1/05
Class B         -5.91%    3.09%   11/1/05
Class E         -5.81%    0.88%    5/1/06
S&P 500 Index    5.49%   11.59%*
* Index performance is from 10/31/05.



For information on Legg Mason Capital Management, Inc.'s prior performance with a comparable fund, see page 115.

FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2007 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)



                                          Class A Class B Class E
-----------------------------------------------------------------
Management Fee                              0.63%   0.63%   0.63%
-----------------------------------------------------------------
12b-1 Fees                                 None     0.25%   0.15%
-----------------------------------------------------------------
Other Expenses                              0.04%   0.04%   0.04%
-----------------------------------------------------------------
Total Annual Portfolio Operating Expenses   0.67%   0.92%   0.82%
-----------------------------------------------------------------

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES



         Class A  Class B  Class E
-----------------------------------
1 Year   $     69 $     94 $     84
-----------------------------------
3 Years  $    215 $    295 $    263
-----------------------------------
5 Years  $    374 $    511 $    457
-----------------------------------
10 Years $    837 $  1,135 $  1,017
-----------------------------------

                    LORD ABBETT GROWTH AND INCOME PORTFOLIO

INVESTMENT OBJECTIVE:

Long-term growth of capital and income without excessive fluctuation in market value.

PRINCIPAL INVESTMENT STRATEGY:


To pursue this objective, the Portfolio primarily purchases equity securities of large, seasoned, U.S. and multinational companies that the Adviser believes are undervalued. Under normal circumstances, the Portfolio will invest at least 80% of its net assets in equity securities of large companies. A large company is defined as a company having a market capitalization at the time of purchase that falls within the market capitalization range of companies in the Russell 1000 Index, a widely-used benchmark for large-cap stock performance. As of February 29, 2008, the market capitalization range of the Russell 1000 Index was $305 million to $490.2 billion. This range varies daily. Equity securities in which the Portfolio may invest may include common stocks, preferred stocks, convertible securities, warrants, and similar instruments. Common stocks, the most familiar type of equity security, represent an ownership interest in a company.

In selecting investments, the Portfolio attempts to invest in securities selling at reasonable prices in relation to the Adviser's assessment of their potential value. While there is the risk that an investment may never reach what the Adviser believes is its full value or may go down in value, the Adviser's emphasis on large, seasoned company value stocks may limit the Portfolio's downside risk because value stocks are believed to be underpriced, and large, seasoned company stocks tend to be less volatile than the stocks of smaller companies.


PRIMARY RISKS:


The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail starting on page 89, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:


  .  Market risk

  .  Market capitalization risk

  .  Investment style risk

PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

The performance shown below for the period February 12, 2001 through December 31, 2007 is the performance of the Portfolio's Class A shares, the Portfolio's oldest Class. The historical performance shown for the Portfolio's Class A shares prior to February 12, 2001 is the performance of the Portfolio's predecessor funds managed by the Adviser using the same investment objective and strategy as the Portfolio. On January 8, 1999 substantially all of the assets of the Growth and Income Portfolio of Lord Abbett Series Fund, Inc. were transferred to the Lord Abbett Growth and Income Portfolio, a series of Cova Series Trust. The assets of the Lord Abbett Growth and Income Portfolio of Cova Series Trust were transferred to the Portfolio on February 12, 2001. The performance shown below for the Portfolio's Class A shares is the historical performance of the Lord Abbett Growth and Income Portfolio of Cova Series Trust (from January 8, 1999 through February 11, 2001) and of the Growth and Income Portfolio of Lord Abbett Series Fund, Inc. (from December 11, 1989 through January 7, 1999).

The bar chart below shows you the performance of the Portfolio's Class A shares for the last ten calendar years and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart.

               Year-by-Year Total Return as of 12/31 of Each Year

                                     [CHART]

  98      99      00       01      02       03      04      05     06      07
------  ------  ------  ------   ------  -------  ------  ------  -----  ------
12.89%  16.56%  14.68%  -5.73%  -17.95%  31.06%   12.92%  3.68%   18.03%  4.01%

                    High Quarter:   2nd - 2003      +17.86%
                    Low Quarter:    3rd - 2002      -19.80%


The table below compares the Portfolio's Class A and Class B shares' average annual compounded total returns for the 1-, 5- and 10-year periods through 12/31/07, as applicable, with the S&P 500 Index, a widely recognized unmanaged index that measures the stock performance of 500 large- and medium-sized companies and is often used to indicate the performance of the overall stock market. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.



Average Annual Total Return as of 12/31/07
-----------------------------------------
                1 Year   5 Year   10 Year
 -------------  -------- -------- --------
Class A          4.01%   13.50%    8.20%
Class B          3.72%   13.22%      --
S&P 500 Index    5.49%   12.83%    5.91%





 PORTFOLIO MANAGEMENT:


..  Lord, Abbett & Co. LLC see page 115

..  For financial highlights see page 153

FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2007 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)



                                          Class A Class B
---------------------------------------------------------
Management Fee                             0.49%   0.49%
---------------------------------------------------------
12b-1 Fees                                 None    0.25%
---------------------------------------------------------
Other Expenses                             0.03%   0.03%
---------------------------------------------------------
Total Annual Portfolio Operating Expenses  0.52%   0.77%
---------------------------------------------------------



EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES



         Class A Class B
------------------------
1 Year    $ 53    $ 79
------------------------
3 Years   $167    $247
------------------------
5 Years   $291    $429
------------------------
10 Years  $654    $957
------------------------

                      LORD ABBETT MID CAP VALUE PORTFOLIO


INVESTMENT OBJECTIVE:

Capital appreciation through investments, primarily in equity securities, which are believed to be undervalued in the marketplace.

PRINCIPAL INVESTMENT STRATEGY:


To pursue this goal, the Portfolio normally invests at least 80% of its net assets in equity securities of mid-sized companies. A mid-sized company is defined as a company having a market capitalization at the time of purchase that falls within the market capitalization range of companies in the Russell Midcap Index, a widely-used benchmark for mid-cap stock performance. As of February 29, 2008, the market capitalization range of the Russell Midcap Index was $305 million to $49.62 billion. This range varies daily. Equity securities in which the Portfolio may invest include common stocks, convertible bonds, convertible preferred stocks, warrants and similar instruments. Common stocks, the most familiar type of equity security, represent an ownership interest in a company.

In selecting investments, the Portfolio, using a value approach, tries to identify stocks of companies that have the potential for significant market appreciation, due to growing recognition of improvement in their financial results, or increasing anticipation of such improvement. In trying to identify those companies, we look for such factors as:

  .  changes in the economic and financial environment

  .  new or improved products or services

  .  new or rapidly expanding markets

  .  changes in management or structure of the company

  .  price increases due for the company's products or services

  . improved efficiencies resulting from new technologies or changes in distribution

  . changes in governmental regulations, political climate or competitive conditions


PRIMARY RISKS:


The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail starting on page 89, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:


  .  Market risk

  .  Market capitalization risk

  .  Investment style risk

 PORTFOLIO MANAGEMENT:


..  Lord, Abbett & Co. LLC see page 115

..  For financial highlights see page 155



PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.


The performance shown below for the period February 12, 2001 through December 31, 2007 is the performance of the Portfolio's Class A shares, the Portfolio's oldest Class. The historical performance shown for the Portfolio's Class A shares prior to February 12, 2001 is the performance of the Portfolio's predecessor fund (Mid-Cap Value Portfolio, a series of Cova Series Trust, which commenced operations on August 20, 1997) managed by the Adviser using the same investment objective and strategy as the Portfolio. The assets of the predecessor fund were transferred to the Portfolio on February 12, 2001.



The bar chart below shows you the performance of the Portfolio's Class A shares, the Portfolio's oldest class, for the last ten calendar years and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart.

               Year-by-Year Total Return as of 12/31 of Each Year

                                     [CHART]

 1998   1999   2000   2001    2002   2003  2004  2005   2006   2007
------ ------ ------ ------ ------ ------ ----- ------ ------ ------
 2.57%  5.71% 52.97%  8.10% -9.31% 26.15% 24.82% 8.28% 12.49% 0.90%

High Quarter:    2nd - 1999     16.83%
Low Quarter:     3rd - 1998    -17.02%

The table below compares the Portfolio's Class A and Class B shares' average annual compounded total returns for the 1-, 5- and 10-year periods through 12/31/07, as applicable with the Russell Midcap Index, a widely recognized unmanaged index measuring the broad market performance of the 800 smallest companies in the Russell 1000 Index and with the S&P MidCap 400/Citigroup Value Index, a market capitalization-weighted index of the stocks in the S&P 400 Index having low price-to-book ratios. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.



     Average Annual Total Return as of 12/31/07
----------------------------------------------------
                                1 Year 5 Year 10 Year
------------------------------- ------ ------ -------
Class A                          0.90% 14.12%  11.98%
Class B                          0.60% 13.83%     --
Russell Midcap Index             5.60% 18.21%   9.91%
S&P Midcap 400/ Citigroup Value
 Index                           2.65% 15.36%   8.52%





FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2007 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)



                                          Class A Class B
---------------------------------------------------------
Management Fee                             0.67%   0.67%
---------------------------------------------------------
12b-1 Fees                                 None    0.25%
---------------------------------------------------------
Other Expenses                             0.08%   0.09%
---------------------------------------------------------
Total Annual Portfolio Operating Expenses  0.75%   1.01%
---------------------------------------------------------

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES



         Class A  Class B
--------------------------
1 Year   $     77 $    104
--------------------------
3 Years  $    241 $    323
--------------------------
5 Years  $    418 $    560
--------------------------
10 Years $    933 $  1,241
--------------------------

                   MFS(R) EMERGING MARKETS EQUITY PORTFOLIO

INVESTMENT OBJECTIVE:

Capital appreciation.

PRINCIPAL INVESTMENT STRATEGY:


The Portfolio normally invests at least 80% of its net assets in equity securities of issuers that are tied economically to emerging market countries. Emerging market countries may include countries determined to have emerging market economies, taking into account a number of factors, including whether a particular country has a low-to-middle-income economy according to the International Bank for Reconstruction and Development (the World Bank), the country's foreign currency debt rating, its political and economic stability and the development of its financial and capital markets. These countries include those located in Latin America, Asia, Africa, the Middle East and the developing countries of Europe, primarily Eastern Europe. The Portfolio's Adviser may invest a relatively high percentage of the Portfolio's assets in a single issuer or a small number of issuers.

The Portfolio may invest in companies of any size.

The Portfolio's Adviser may invest a relatively high percentage of the Portfolio's assets in a single country, a small number of countries, or a particular geographic region.

The Portfolio's Adviser uses a bottom-up investment approach in buying and selling investments for the Portfolio. Investments are selected primarily based on fundamental analysis of issuers and their potential in light of their current financial condition and industry position, and market, economic, political, and regulatory conditions. Factors considered may include analysis of earnings, cash flows, competitive position, and management ability. Quantitative analysis of these and other factors may also be considered.


PRIMARY RISKS:


The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail starting on page 89, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:


  .  Market risk

  .  Market capitalization risk

  .  Investment style risk

  .  Foreign investment risk

In addition, investments in emerging markets include all of the risks of investments in foreign securities and are subject to severe price declines. The economic and political structures of developing nations, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity. Such countries may have relatively unstable governments, immature economic structures,

 PORTFOLIO MANAGEMENT:


..  Massachusetts Financial Services Company see page 117

..  For financial highlights see page 157



national policies restricting investments by foreigners and economies based on only a few industries. For these reasons, all of the risks of investing in foreign securities are heightened by investing in emerging markets countries. The markets of developing countries have been more volatile than the markets of developed countries with more mature economies. These markets often have provided significantly higher or lower rates of return than developed markets, and significantly greater risks, to investors.

Because the Portfolio may invest a relatively large percentage of its assets in a single issuer or small number of issuers, the Portfolio's performance could be closely tied to the value of that one issuer or issuers, and could be more volatile than the performance of more diversified portfolios.


The Portfolio may invest a substantial amount of its assets in issuers located in a single country, a limited number of countries, or a particular geographic region. If the Portfolio focuses its investments in this manner, it assumes the risk that economic, political and social conditions in those countries or regions will have a significant impact on its investment performance.

PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

The bar chart below shows you the performance of the Portfolio's Class B shares for each full calendar year since its inception. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart.


                  Year-by-Year Total Return as of 12/31

                                [CHART]

                                  2007
                                 ------
                                 36.62%

               High Quarter:     2nd - 2007           +12.01%
               Low Quarter:      1st - 2007            +2.29%

The table below compares the Portfolio's Class A and Class B shares' average annual compounded total returns for the 1-year period and from inception through 12/31/07 with the Morgan Stanley Capital International (MSCI) Emerging Free Index. The MSCI Emerging Markets Free Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. As of June 2007 the MSCI Emerging Markets Index consisted of the following 25 emerging market country indices: Argentina, Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Israel, Jordan, Korea, Malaysia, Mexico, Morocco, Pakistan, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand, and Turkey. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.



   Average Annual Total Return as of 12/31/07
------------------------------------------------
                               Since   Inception
                      1 Year Inception   Date
--------------------- ------ --------- ---------
Class A               36.93%   25.00%   5/1/06
Class B               36.62%   24.65%   5/1/06
MSCI Emerging Markets
 Free Index           39.78%   29.72%*
* Index performance is from 4/30/06.



For information on Massachusetts Financial Services Company's prior performance with a comparable fund, see page 117.



FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2007 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)



                                           Class A Class B
----------------------------------------------------------
Management Fee                              1.00%   1.00%
----------------------------------------------------------
12b-1 Fees                                  None    0.25%
----------------------------------------------------------
Other Expenses                              0.25%   0.27%
----------------------------------------------------------
Total Annual Portfolio Operating Expenses*  1.25%   1.52%
----------------------------------------------------------



         * The Manager and the Trust have entered into an Expense Limitation Agreement whereby the total Annual Portfolio Operating Expenses for the Class A and Class B shares of the Portfolio will not exceed 1.30% and 1.55%, respectively, for the period ended April 30, 2009 and in any year in which the Agreement is in effect. Under certain circumstances, any fees waived or expenses reimbursed by the Manager may, with the approval of the Trust's Board of Trustees, be repaid to the Manager.

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same and that all expense limitations remain in effect only for the period ended April 30, 2009. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES



         Class A  Class B
--------------------------
1 Year   $    128 $    156
--------------------------
3 Years  $    399 $    484
--------------------------
5 Years  $    690 $    835
--------------------------
10 Years $  1,518 $  1,823
--------------------------

                    MFS(R) RESEARCH INTERNATIONAL PORTFOLIO

INVESTMENT OBJECTIVE:

Capital appreciation.

PRINCIPAL INVESTMENT STRATEGY:


The Portfolio normally invests its assets primarily in foreign equity securities, including emerging market equity securities.

The Portfolio may invest a relatively high percentage of its assets in a single country, a small number of countries, or a particular geographic region.

In selecting investments for the Portfolio, the Portfolio's Adviser is not constrained to any particular investment style. The Portfolio's Adviser may invest the Portfolio's assets in the stocks of companies it believes to have above average earnings growth potential compared to other companies (growth companies), in the stocks of companies it believes are undervalued compared to their perceived worth (value companies), or in a combination of growth and value companies.

The Portfolio may invest in companies of any size.

A team of investment research analysts selects investments for the Portfolio. The Portfolio's Adviser allocates the Portfolio's assets to analysts by broad market sectors. The Adviser uses a bottom-up approach in buying and selling investments for the Portfolio.

Investments are selected primarily based on fundamental analysis of issuers and their potential in light of their current financial condition and industry position, and market, economic, political, and regulatory conditions. Factors considered may include analysis of earnings, cash flows, competitive position, and management ability. Quantitative analysis of these and other factors may also be considered.


PRIMARY RISKS:


The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail starting on page 89, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:


  .  Market risk

  .  Foreign investment risk

  .  Market capitalization risk

  .  Investment style risk


The Portfolio may invest a substantial amount of its assets in issuers located in a single country, or a limited number of countries, or a particular geographic region. If the Portfolio focuses its investments in this manner, it assumes the risk that economic, political and social conditions in those countries or regions will have a significant impact on its investment performance.

 PORTFOLIO MANAGEMENT:


..  Massachusetts Financial Services Company see page 117

..  For financial highlights see page 159



In addition, investments in emerging markets include all of the risks of investments in foreign securities and are subject to severe price declines. The economic and political structures of developing nations, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity. Such countries may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners and economics based on only a few industries. For these reasons, all of the risks of investing in foreign securities are heightened by investing in emerging markets countries. The markets of developing countries have been more volatile than the markets of developed countries with more mature economies. These markets often have provided significantly higher or lower rates of return than developed markets, and significantly greater risks, to investors.

PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.




The bar chart below shows you the performance of the Portfolio's Class B shares, the Portfolio's oldest Class, for each full calendar year since its inception and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart.

               Year-by-Year Total Return as of 12/31 of Each Year

                                    [CHART]


   02     03       04      05       06       07
-------  ------  ------  ------   ------   ------
-11.80%  32.04%  19.56%  16.42%   26.56%   13.29%

High Quarter: 4th - 2003 +15.97%
Low Quarter:  3rd - 2002 -14.58%

The table below compares the Portfolio's Class A, Class B and Class E shares' average annual compounded total returns for the 1- and 5-year periods and from inception through 12/31/07 with the Morgan Stanley Capital International Europe, Australia and Far East ("MSCI EAFE") Index, a widely recognized unmanaged index which is an aggregate of 15 individual country indices that collectively represent many of the major markets of the world, and the MSCI ACWI (All Country World Index), a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. As of June 2007 the MSCI ACWI consisted of 48 country indices comprising 23 developed and 25 emerging market country indices. The developed market country indices included are: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States. The emerging market country indices included are: Argentina, Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Israel, Jordan, Korea, Malaysia, Mexico, Morocco, Pakistan, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand, and Turkey. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.



       Average Annual Total Return as of 12/31/07
---------------------------------------------------------
                                        Since   Inception
                       1 Year 5 Years Inception   Date
---------------------- ------ ------- --------- ---------
Class A                13.60%  21.65%   11.74%    5/1/01
Class B                13.29%  21.39%   10.37%   2/12/01
Class E                13.38%  21.49%   15.54%  10/31/01
MSCI EAFE Index        11.63%  22.08%    8.90%*
MSCI All Country World
 (Ex.-U.S.) Index      17.12%  24.52%   10.75%*
* Index performance is from 2/1/01.





FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2007 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)



                                          Class A Class B Class E
----------------------------------------- ------- ------- -------
Management Fee                             0.70%   0.70%   0.70%
-----------------------------------------------------------------
12b-1 Fees                                 None    0.25%   0.15%
-----------------------------------------------------------------
Other Expenses                             0.09%   0.09%   0.09%
-----------------------------------------------------------------
Total Annual Portfolio Operating Expenses  0.79%   1.04%   0.94%
-----------------------------------------------------------------

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES



         Class A  Class B  Class E
-----------------------------------
1 Year   $     81 $    107 $     96
-----------------------------------
3 Years  $    253 $    333 $    301
-----------------------------------
5 Years  $    440 $    577 $    522
-----------------------------------
10 Years $    981 $  1,276 $  1,159
-----------------------------------

                   PIMCO INFLATION PROTECTED BOND PORTFOLIO

INVESTMENT OBJECTIVE:

Maximum real return, consistent with preservation of capital and prudent investment management.

PRINCIPAL INVESTMENT STRATEGY:


The Portfolio seeks to achieve its investment objective by investing under normal circumstances at least 80% of its net assets in inflation-indexed bonds of varying maturities issued by the U.S. and non-U.S. governments, their agencies or instrumentalities, and corporations (either through cash market purchases, forward commitments or derivative instruments). Inflation-indexed bonds are fixed income securities that are structured to provide protection against inflation. The value of the bond's principal or the interest income paid on the bond is adjusted to track changes in an official inflation measure. Inflation-indexed bonds issued by a foreign government are generally adjusted to reflect a comparable inflation index, calculated by that government. The average portfolio duration of the Portfolio normally will vary within (plus or minus) three years of the duration of the Lehman Brothers Global Real: U.S. TIPS Bond Index.

Principal investments may include inflation-indexed bonds and other fixed income securities issued by the U.S. government or its subdivisions, agencies or government-sponsored enterprises, non-U.S. governments or their subdivisions, agencies or government-sponsored enterprises, and U.S. and foreign companies including mortgage-related securities, stripped mortgage-related securities; corporate bonds and notes; asset-backed securities; money market instruments; structured notes such as hybrid or "indexed" securities and event-linked bonds; loan participations and assignments; delayed funding loans; revolving credit facilities; debt securities issued by states or local governments and their agencies, authorities and other government-sponsored enterprises; and obligations of international agencies or supranational entities. The Portfolio also may invest up to 30% of its total assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar denominated securities of foreign issuers. The Portfolio may invest up to 10% of its total assets in securities and instruments that are economically tied to emerging market countries. Foreign currency exposure (from non-U.S. dollar denominated securities or currencies) normally will be limited to 20% of the Portfolio's total assets.

The Portfolio may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities. The Portfolio may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques such (such as buy backs or dollar rolls). In addition, the Portfolio may engage in forward commitments, when issued and delayed delivery securities transactions.

PRIMARY RISKS:


The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail starting on page 89, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:


  .  Market risk

  .  Interest rate risk

  .  Credit risk

  .  Foreign investment risk

  .  High yield debt security risk

Mortgage-related securities may be issued or guaranteed by the U.S. Government, its agencies or instrumentalities or may be issued by private issuers and as such are not guaranteed by the U.S. Government, its agencies or instrumentalities. Like other debt securities, changes in interest rates generally affect the value of a mortgage-backed security. Additionally, some mortgage-backed securities may be structured so that they may be particularly sensitive to interest rates.

Investments in mortgage-related securities are also subject to special risks of prepayment. Prepayment risk occurs when the issuer of a security can prepay the principal prior to the security's maturity. Securities subject to prepayment risk, including the collateralized mortgage-obligations and other mortgage-related securities that the Portfolio can buy, generally offer less potential for gains when prevailing interest rates decline, and have greater potential for loss when interest rates rise depending upon the coupon of the underlying securities. The impact of prepayments on the price of a security may be difficult to predict and may increase the volatility of the price. In addition, early repayment of mortgages underlying these securities may expose the Portfolio to a lower rate of return when it reinvests the principal. Further, the Portfolio may buy mortgage-related securities at a premium. Accelerated prepayments on those securities could cause the Portfolio to lose a portion of its principal investment represented by the premium the Portfolio paid.

If interest rates rise rapidly, prepayments may occur at slower rates than expected, which could have the effect of lengthening the expected maturity of a short- or medium-term security. That could cause its value to fluctuate more widely in response to changes in interest rates. In turn, this could cause the value of the Portfolio's shares to fluctuate more.

In addition, investments in emerging markets include all of the risks of investments in foreign securities and are subject to severe price declines. The economic and political structures of developing nations, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity. Such countries may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners and economies based on only a few industries. For these reasons, all of the risks of investing in foreign securities are heightened by investing in emerging markets countries. The markets of developing countries have been more volatile than the markets of developed countries with more mature economies. These markets often have provided significantly higher or lower rates of return than developed markets, and significantly greater risks, to investors.

Non-mortgage asset-backed securities are not issued or guaranteed by the U.S. Government or its agencies or government-sponsored entities. In the event of a failure of these securities or of mortgage-related securities issued by private issuers to pay interest or repay principal, the assets backing these securities such as automobiles or credit card receivables may be insufficient to support the payments on the securities.

The Portfolio's investments in derivatives can significantly increase the Portfolio's exposure to market risk or credit risk of the counterparty. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the relevant assets, rates and indices.



The use of credit default transactions is a highly specialized activity that involves investment techniques and risks that are different from those associated with ordinary portfolio securities transactions. If the Adviser is incorrect in its forecasts of the interest rates, currency exchange rates or market values or its assessments of the credit risks, relevant to these transactions that it enters, the investment performance of the Portfolio may be less favorable than it would have been if the Portfolio had not entered into them.

Because these arrangements are bi-lateral agreements between the Portfolio and its counterparty, each party is exposed to the risk of default by the other. In addition, they may involve a small investment of cash compared to the risk assumed with the result that small changes may produce disproportionate and substantial gains or losses to the Portfolio. However, the Portfolio's obligations under swap agreements generally are collateralized by cash or government securities based on the amount by which the value of the payments that the Portfolio is required to pay exceed the value of the payments that its counterparty is required to make. The Portfolio segregates liquid assets equal to any difference between that excess and the amount of collateral that they are required to provide. Conversely, the Portfolio requires their counterparties to provide collateral on a comparable basis except in those instances in which the Adviser is satisfied with the claims paying ability of the counterparty without such collateral.

PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

 PORTFOLIO MANAGEMENT:


..  Pacific Investment Management Company LLC see page 118

..  For financial highlights see page 162




The bar chart below shows you the performance of the Portfolio's Class B shares for each full calendar year since its inception and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart.

               Year-by-Year Total Return as of 12/31 of Each Year

                                    [CHART]

                       04        05        06       07
                      -----     -----    ------   -----
                      8.99%     1.39%     0.39%   10.80%

High Quarter:   1st - 2004    +5.93%
Low Quarter:    2nd - 2004    -3.03%


The table below compares the Portfolio's Class A, Class B and Class E shares' average annual compounded total returns for the 1-year period and from inception through 12/31/07 with the Lehman Brothers Global Real: U.S. TIPS Bond Index, an unmanaged market index which is made up specifically of U.S. Treasury Inflation Linked Securities. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.



   Average Annual Total Return as of 12/31/07
-------------------------------------------------
                                Since   Inception
                       1 Year Inception   Date
---------------------- ------ --------- ---------
Class A                11.08%   5.94%    5/1/03
Class B                10.80%   5.69%    5/1/03
Class E                10.93%   7.49%    5/1/06
Lehman Brothers Global
 Real:
 U.S. TIPS Bond Index  11.63%   6.15%*
* Index performance is from 4/30/03.

FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2007 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)



                                          Class A Class B Class E
-----------------------------------------------------------------
Management Fee                             0.50%   0.50%   0.50%
-----------------------------------------------------------------
12b-1 Fees                                 None    0.25%   0.15%
-----------------------------------------------------------------
Other Expenses                             0.05%   0.05%   0.06%
-----------------------------------------------------------------
Total Annual Portfolio Operating Expenses  0.55%   0.80%   0.71%
-----------------------------------------------------------------



EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES



         Class A Class B Class E
--------------------------------
1 Year    $ 56    $ 82    $ 73
--------------------------------
3 Years   $177    $256    $228
--------------------------------
5 Years   $308    $446    $396
--------------------------------
10 Years  $691    $993    $885
--------------------------------

                         PIMCO TOTAL RETURN PORTFOLIO

INVESTMENT OBJECTIVE:

Maximum total return, consistent with the preservation of capital and prudent investment management.

PRINCIPAL INVESTMENT STRATEGY:


The Portfolio seeks to achieve its investment objective by investing under normal circumstances at least 65% of its net assets in a diversified portfolio of fixed income instruments of varying maturities. The average portfolio duration of the Portfolio normally varies within two years (plus or minus) of the duration of the Lehman Brothers Aggregate Bond Index.

Principal investments include fixed income securities issued by the U.S. government, its subdivisions, agencies or government-sponsored enterprises, or derivatives on them or related indices; mortgage related securities, including stripped mortgage-related securities; corporate bonds and notes and asset-backed securities; commercial paper and other money market instruments; and fixed income securities issued by foreign governments or their subdivisions, agencies and other government-sponsored enterprises and companies that are denominated in U.S. dollars or foreign currencies, some of which may be issued by governments in emerging market countries; other fixed income securities including structured notes such as hybrid or "indexed" securities and event-linked bonds; loan participations and assignments; delayed funding loans; revolving credit facilities; debt securities issued by states or local governments and their agencies, authorities and other government-sponsored enterprises; and obligations of international agencies or supranational entities. The Portfolio may invest up to 30% of its total assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. The Portfolio may invest up to 15% of its total assets in securities and instruments that are economically tied to emerging market countries. Foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) normally will be limited to 20% of the Portfolio's total assets.

The Portfolio may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities. In addition, the Portfolio may engage in forward commitments, when-issued and delayed delivery securities transactions. The Portfolio may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The "total return" sought by the Portfolio consists of income earned on the Portfolio's investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security.

PRIMARY RISKS:


The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail starting on page 89, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:


  .  Market risk

  .  Interest rate risk

  .  Credit risk

  .  Foreign investment risk

  .  High yield debt security risk

Mortgage-related securities may be issued or guaranteed by the U.S. Government, its agencies or instrumentalities or may be issued by private issuers and as such are not guaranteed by the U.S. Government, its agencies or instrumentalities. Like other debt securities, changes in interest rates generally affect the value of a mortgage-backed security. Additionally, some mortgage-backed securities may be structured so that they may be particularly sensitive to interest rates.

Investments in mortgage-related securities are also subject to special risks of prepayment. Prepayment risk occurs when the issuer of a security can prepay the principal prior to the security's maturity. Securities subject to prepayment risk, including the collateralized mortgage obligations and other mortgage-related securities that the Portfolio can buy, generally offer less potential for gains when prevailing interest rates decline, and have greater potential for loss when interest rates rise depending upon the coupon of the underlying securities. The impact of prepayments on the price of a security may be difficult to predict and may increase the volatility of the price. In addition, early repayment of mortgages underlying these securities may expose the Portfolio to a lower rate of return when it reinvests the principal. Further, the Portfolio may buy mortgage-related securities at a premium. Accelerated prepayments on those securities could cause the Portfolio to lose a portion of its principal investment represented by the premium the Portfolio paid.

If interest rates rise rapidly, prepayments may occur at slower rates than expected, which could have the effect of lengthening the expected maturity of a short- or medium-term security. That could cause its value to fluctuate more widely in response to changes in interest rates. In turn, this could cause the value of the Portfolio's shares to fluctuate more.

Non-mortgage asset-backed securities are not issued or guaranteed by the U.S. Government or its agencies or government-sponsored entities. In the event of a failure of these securities or of mortgage-related securities issued by private issuers to pay interest or repay principal, the assets backing these securities such as automobiles or credit card receivables may be insufficient to support the payments on the securities.

In addition, investments in emerging markets include all of the risks of investments in foreign securities and are subject to severe price declines. The economic and political structures of developing nations, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity.

Such countries may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners and economies based on only a few industries. For these reasons, all of the risks of investing in foreign securities are heightened by investing in emerging market countries. The markets of developing countries have been more volatile than the markets of developed countries with more mature economies. These markets often have provided significantly higher or lower rates of return than developed markets, and significantly greater risks, to investors.

The Portfolio's investments in derivatives can significantly increase the Portfolio's exposure to market risk or credit risk of the counterparty. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the relevant assets, rates and indices.

The use of credit default transactions is a highly specialized activity that involves investment techniques and risks that are different from those associated with ordinary portfolio securities transactions. If the Adviser is incorrect in its forecasts of the interest rates, currency exchange rates or market values or its assessments of the credit risks, relevant to these transactions that it enters, the investment performance of the Portfolio may be less favorable than it would have been if the Portfolio had not entered into them.

Because these arrangements are bi-lateral agreements between the Portfolio and its counterparty, each party is exposed to the risk of default by the other. In addition, they may involve a small investment of cash compared to the risk assumed with the result that small changes may produce disproportionate and substantial gains or losses to the Portfolio. However, the Portfolio's obligations under swap agreements generally are collateralized by cash or government securities based on the amount by which the value of the payments that the Portfolio is required to pay exceed the value of the payments that its counterparty is required to make. The Portfolio segregates liquid assets equal to any difference between that excess and the amount of collateral that they are required to provide. Conversely, the Portfolio requires their counterparties to provide collateral on a comparable basis except in those instances in which the Adviser is satisfied with the claims paying ability of the counterparty without such collateral.

PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

The bar chart below shows you the performance of the Portfolio's Class B shares, the Portfolio's oldest Class, for each full calendar year since its inception and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart.

               Year-by-Year Total Return as of 12/31 of Each Year

                                    [CHART]


  02      03     04     05      06     07
------  ------  -----  -----  -----  -----
 9.29%   4.31%  4.98%  2.25%  4.52%  7.56%

 High Quarter:   3rd - 2007    +4.15%
 Low Quarter:    2nd - 2004    -2.03%


The table below compares the Portfolio's Class A, Class B and Class E shares' average annual compounded total returns for the 1- and 5-year periods and from inception through 12/31/07 with the Lehman Brothers Aggregate Bond Index, a widely recognized unmanaged index which is a broad measure of the taxable bonds in the U.S. market, with maturities of at least one year. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.



      Average Annual Total Return as of 12/31/07
-------------------------------------------------------
                                       Since   Inception
                       1 Year 5 Year Inception   Date
---------------------  ------ ------ --------- ---------
Class A                 7.85%  4.96%   6.15%     5/1/01
Class B                 7.56%  4.71%   5.73%    2/12/01
Class E                 7.63%  4.81%   5.10%   10/31/01
Lehman Brothers
 Aggregate Bond Index   6.96%  4.42%   5.63%*
* Index performance is from 1/31/01.





FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2007, as adjusted to assume that current contractual fees and expenses were in effect for all of 2007, and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.




 PORTFOLIO MANAGEMENT:


..  Pacific Investment Management Company LLC see page 118

..  For financial highlights see page 165

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)



                                          Class A Class B Class E
-----------------------------------------------------------------
Management Fee                             0.48%   0.48%   0.48%
-----------------------------------------------------------------
12b-1 Fees                                 None    0.25%   0.15%
-----------------------------------------------------------------
Other Expenses                             0.04%   0.04%   0.04%
-----------------------------------------------------------------
Total Annual Portfolio Operating Expenses  0.52%   0.77%   0.67%
-----------------------------------------------------------------



EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES



         Class A  Class B  Class E
-----------------------------------
1 Year   $     53 $     79 $     69
-----------------------------------
3 Years  $    167 $    247 $    215
-----------------------------------
5 Years  $    291 $    429 $    374
-----------------------------------
10 Years $    654 $    957 $    837
-----------------------------------

                            PIONEER FUND PORTFOLIO

INVESTMENT OBJECTIVE:

Reasonable income and capital growth.

PRINCIPAL INVESTMENT STRATEGY:


The Portfolio invests in a broad list of carefully selected, reasonably priced securities rather than in securities whose prices reflect a premium resulting from their current market popularity. The Portfolio invests substantially in equity securities, primarily of U.S. issuers. Equity securities include common stocks, convertible debt, depositary receipts, warrants, rights, preferred stocks, equity interests in real estate investment trusts ("REITs") and exchange-traded funds (ETFs) that invest primarily in equity securities. The Portfolio may invest up to 20% of its net assets in REITs. The Portfolio may invest up to 20% of its total assets in equity and debt securities of non-U.S. corporate issuers and debt securities of non-U.S. government issuers.

The Adviser uses a value approach to select the Portfolio's investments. The Adviser seeks securities that it believes are selling at reasonable prices or substantial discounts to their underlying values and holds these securities until the market values reflect their intrinsic values. The Adviser focuses on the quality and price of individual issuers, not on economic sector or market timing strategies. Factors that the Adviser uses in selecting investments include, but are not limited to:

  .  favorable expected returns relative to perceived risk

  .  above average potential for earnings and revenue growth

  . a sustainable competitive advantage (e.g., brand name, customer base, proprietary technology, economies of scale)

  .  potential to provide reasonable income

  . low market valuations relative to earnings forecast, book value, cash flow and sales


PRIMARY RISKS:


The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail starting on page 89, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:


  .  Market risk

  .  Credit risk

  .  Market capitalization risk

  .  Investment style risk

  .  Real estate investment risk

 PORTFOLIO MANAGEMENT:


..  Pioneer Investment Management, Inc. see page 119

..  For financial highlights see page 168



PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.




The performance shown below is the performance of the Portfolio's Class A shares, the Portfolio's only Class outstanding on April 28, 2008. The historical performance shown for the Portfolio's Class A shares prior to May 1, 2006 is the performance of the Portfolio's predecessor fund managed by the Adviser using the same investment objective and strategy as the Portfolio. The assets of the Pioneer Fund of The Travelers Series Trust were transferred to the Portfolio on May 1, 2006.

The bar chart below shows you the performance of the Portfolio's Class A shares for the last ten calendar years and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart.

               Year-by-Year Total Return as of 12/31 of Each Year

                                     [CHART]

   98      99      00      01      02      03      04     05      06     07
 ------  ------  ------  ------  ------  ------  ------  ------  -----  -----
 18.21%  -0.19%  24.27%  -23.00% -30.21% 23.78%  11.13%  5.99%  15.92%  5.01%

                 High Quarter:   3rd - 2000      +17.52%
                 Low Quarter:    3rd - 2002      -18.02%

The table below compares the Portfolio's Class A shares' average annual compounded total returns for the 1-, 5- and 10-year periods through 12/31/07 with the S&P 500 Index, a widely recognized unmanaged index that measures the stock performance of 500 large- and medium-sized companies and is often used to indicate the performance of the overall stock market. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.



Average Annual Total Return as of 12/31/07
-----------------------------------------
                1 Year   5 Year   10 Year
 -------------  -------- -------- -------
Class A          5.01%   12.16%    3.42%
S&P 500 Index    5.49%   12.83%    5.91%

FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2007 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)



                                           Class A
--------------------------------------------------
Management Fee                              0.75%
--------------------------------------------------
12b-1 Fees                                  None
--------------------------------------------------
Other Expenses                              0.23%
--------------------------------------------------
Total Annual Portfolio Operating Expenses*  0.98%
--------------------------------------------------



        * The Manager and the Trust have entered into an Expense Limitation Agreement whereby the total Annual Portfolio Operating Expenses for the Class A shares of the Portfolio will not exceed 1.00% for the period ended April 30, 2009 and in any year in which the Agreement is in effect. Under certain circumstances, any fees waived or expenses reimbursed by the Manager may, with the approval of the Trust's Board of Trustees, be repaid to the Manager.

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same and that all expense limitations remain in effect only for the period ended April 30, 2009. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES



         Class A
----------------
1 Year   $  100
----------------
3 Years  $  314
----------------
5 Years  $  544
----------------
10 Years $1,206
----------------

                      PIONEER STRATEGIC INCOME PORTFOLIO

INVESTMENT OBJECTIVE:

A high level of current income.

PRINCIPAL INVESTMENT STRATEGY:


The Portfolio invests, under normal market conditions, at least 80% of its net assets in debt securities. The Portfolio has the flexibility to invest in a broad range of issuers and segments of the debt securities market. The Adviser allocates the Portfolio's investments among the following three segments of the debt markets:

  .  Below investment grade (high yield) securities of U.S. and non-U.S.
     issuers;

  .  Investment grade securities of U.S. issuers; and

  .  Investment grade securities of non-U.S. issuers.

The Adviser's allocations among these segments of the debt markets depend upon its outlook for economic, interest rate and political trends.

The Portfolio invests primarily in:

  . Debt securities issued or guaranteed by the U.S. government, its agencies or instrumentalities or non-U.S. governmental entities;

  . Debt securities of U.S. and non-U.S. corporate issuers, including convertible debt; and

  .  Mortgage-backed and asset-backed securities.

The Portfolio invests in securities with a broad range of maturities. Depending upon the Adviser's allocation among market segments, up to 70% of the Portfolio's total assets may be in debt securities ("junk bonds") rated below investment grade at the time of purchase or determined to be of equivalent quality by the Adviser. Up to 20% of the Portfolio's total assets may be invested in debt securities rated below CCC by Standard & Poors Corporation ("S&P") or the equivalent by another nationally recognized statistical rating organization or determined to be of equivalent credit quality by the Adviser.

Depending upon the Adviser's allocation among market segments, up to 85% of the Portfolio's total assets may be in debt securities of non-U.S. corporate and governmental issuers, including debt securities of corporate and governmental issuers in emerging markets. Non-U.S. investments include securities issued by non-U.S. governments, banks or corporations and certain supranational organizations, such as the World Bank and the European Union.

The Adviser considers both broad economic and issuer specific factors in selecting securities designed to achieve the Portfolio's investment objective. In assessing the appropriate maturity, rating, sector and country weightings of the Portfolio's securities, the Adviser considers a variety of factors that are expected to influence economic activity and interest rates. These factors include fundamental economic indicators, such as the rates of economic growth and inflation, Federal Reserve monetary policy and the relative value of the U.S. dollar compared to other currencies. Once the Adviser determines the preferable portfolio characteristics, the

Adviser selects individual securities based upon the terms of the securities (such as yield compared to U.S. Treasuries or comparable issues), liquidity and rating, sector and issuer diversification. The Adviser also employs due diligence and fundamental research to assess an issuer's credit quality, taking into account financial condition and profitability, future capital needs, potential for change in rating, industry outlook, the competitive environment and management ability. In making these portfolio decisions, the Adviser relies on the knowledge, experience and judgment of its staff who have access to a wide variety of research.

The Portfolio may also invest up to 20% of its net assets in all types of equity securities.

The Portfolio may invest up to 15% of its assets in credit default swaps.


PRIMARY RISKS:


The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail starting on page 89, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:


  .  Market risk

  .  Interest rate risk

  .  Credit risk

  .  High yield debt security risk

  .  Foreign investment risk

Mortgage-related securities may be issued or guaranteed by the U.S. Government, its agencies or instrumentalities or may be issued by private issuers and as such are not guaranteed by the U.S. Government, its agencies or instrumentalities. Like other debt securities, changes in interest rates generally affect the value of a mortgage-backed security. Additionally, some mortgage-backed securities may be structured so that they may be particularly sensitive to interest rates.

Investments in mortgage-related securities are also subject to special risks of prepayment. Prepayment risk occurs when the issuer of a security can prepay the principal prior to the security's maturity. Securities subject to prepayment risk, including the collateralized mortgage obligations and other mortgage-related securities that the Portfolio can buy, generally offer less potential for gains when prevailing interest rates decline, and have greater potential for loss when interest rates rise depending upon the coupon of the underlying securities. The impact of prepayments on the price of a security may be difficult to predict and may increase the volatility of the price. In addition, early repayment of mortgages underlying these securities may expose the Portfolio to a lower rate of return when it reinvests the principal. Further, the Portfolio may buy mortgage-related securities at a premium. Accelerated prepayments on those securities could cause the Portfolio to lose a portion of its principal investment represented by the premium the Portfolio paid.

If interest rates rise rapidly, prepayments may occur at slower rates than expected, which could have the effect of lengthening the expected maturity of a short- or medium-term security.

That could cause its value to fluctuate more widely in response to changes in interest rates. In turn, this could cause the value of the Portfolio's shares to fluctuate more.

Non-mortgage asset-backed securities are not issued or guaranteed by the U.S. Government or its agencies or government-sponsored entities. In the event of a failure of these securities or of mortgage-related securities issued by private issuers to pay interest or repay principal, the assets backing these securities such as automobiles or credit card receivables may be insufficient to support the payments on the securities.

In addition, investments in emerging markets include all of the risks of investments in foreign securities and are subject to severe price declines. The economic and political structures of developing nations, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity. Such countries may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners and economies based on only a few industries. For these reasons, all of the risks of investing in foreign securities are heightened by investing in emerging market countries. The markets of developing countries have been more volatile than the markets of developed countries with more mature economies. These markets often have provided significantly higher or lower rates of return than developed markets, and significantly greater risks, to investors.

The use of credit default transactions is a highly specialized activity that involves investment techniques and risks that are different from those associated with ordinary portfolio securities transactions. If the Adviser is incorrect in its forecasts of the interest rates, currency exchange rates or market values or its assessments of the credit risks, relevant to these transactions that it enters, the investment performance of the Portfolio may be less favorable than it would have been if the Portfolio had not entered into them.

Because these arrangements are bi-lateral agreements between the Portfolio and its counterparty, each party is exposed to the risk of default by the other. In addition, they may involve a small investment of cash compared to the risk assumed with the result that small changes may produce disproportionate and substantial gains or losses to the Portfolio. However, the Portfolio's obligations under swap agreements generally are collateralized by cash or government securities based on the amount by which the value of the payments that the Portfolio is required to pay exceed the value of the payments that its counterparty is required to make. The Portfolio segregates liquid assets equal to any difference between that excess and the amount of collateral that they are required to provide. Conversely, the Portfolio requires their counterparties to provide collateral on a comparable basis except in those instances in which the Adviser is satisfied with the claims paying ability of the counterparty without such collateral.

PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

The performance shown below is the performance of the Portfolio's Class A shares, the Portfolio's only Class outstanding prior to April 28, 2008. Class E shares of the Portfolio are first being offered on April 28, 2008. The historical performance shown for the Portfolio's Class A shares is the performance of the Portfolio's predecessor funds managed by the Adviser using the same investment objective and strategy as the Portfolio. On July 1, 2005, substantially all of the assets of the Pioneer Strategic Income Portfolio of Travelers Series Fund, Inc. were transferred to the Pioneer Strategic Income Portfolio, a series of The Travelers Series Trust. The assets of the Pioneer Strategic Income Portfolio of The Travelers Series Trust were transferred to the Portfolio on May 1, 2006. The performance shown below for the Portfolio's Class A shares prior to May 1, 2006 is the historical performance of the Pioneer Strategic Income Portfolio of The Travelers Series Trust (from July 1, 2005 through December 31, 2005) and of the Pioneer Strategic Income Portfolio of Travelers Series Fund, Inc. (from January 1, 1996 through June 30, 2005).

The bar chart below shows you the performance of the Portfolio's Class A shares for the last ten calendar years and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart. Effective June 30, 2003, Pioneer Investment Management, Inc. became the Adviser to the Pioneer Strategic Income Portfolio of Travelers Series Fund, Inc. Information prior to that date is attributable to the Portfolio's former investment adviser.

           Year-by-Year Total Return as of 12/31 of Each Year

                               [CHART]

   98     99     00     01      02     03     04      05      06     07
 -----  -----  -----  ------  -----  -----  ------  ------  -----  ------
  0.67%  1.11% -0.37%  4.24%  5.88%  19.53%  10.94%  3.67%  6.30%   6.65%

               High Quarter:   2nd - 2003      +7.67%
               Low Quarter:    3rd - 1998      -3.34%





 PORTFOLIO MANAGEMENT:


..  Pioneer Investment Management, Inc. see page 119

..  For financial highlights see page 169

The table below compares the Portfolio's Class A shares' average annual compounded total returns for the 1-, 5- and 10-year periods through 12/31/07 with the Lehman Brothers U.S. Universal Index. The Lehman Brothers U.S. Universal Index is the union of the U.S. Aggregate Index, the U.S. High Yield Corporate Index, the 144A Index, the Eurodollar Index, the Emerging Markets Index, the non-ERISA portion of the CMBS Index, and the CMBS High Yield Index. Municipal debt, private placements and non-dollar-denominated issues are excluded. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.



Average Annual Total Return as of 12/31/07
-----------------------------------------
                     1 Year 5 Year 10 Year
-------------------- ------ ------ -------
Class A               6.65%  9.28%  5.72%
Lehman Brothers U.S.
 Universal Index      6.52%  5.00%  6.08%



FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2007, as adjusted to assume that current contractual fees and expenses were in effect for all of 2007, and are expressed as a percentage of the Portfolio's average daily net assets. The amounts for the Class E shares of the Portfolio are based on the expenses of the Portfolio's Class A shares, as adjusted to include applicable 12b-1 fees. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)



                                          Class A Class E
---------------------------------------------------------
Management Fee                             0.60%   0.60%
---------------------------------------------------------
12b-1 Fees                                 None    0.15%
---------------------------------------------------------
Other Expenses                             0.09%   0.09%
---------------------------------------------------------
Total Annual Portfolio Operating Expenses  0.69%   0.84%
---------------------------------------------------------

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES



         Class A  Class E
--------------------------
1 Year   $     71 $     86
--------------------------
3 Years  $    221 $    269
--------------------------
5 Years  $    385 $    468
--------------------------
10 Years $    861 $  1,040
--------------------------

                    THIRD AVENUE SMALL CAP VALUE PORTFOLIO

INVESTMENT OBJECTIVE:

Long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGY:


The Portfolio seeks to achieve its objective by investing at least 80% of its assets in a portfolio of equity securities of companies having market capitalizations within the range of capitalizations of companies in the Russell 2000 Index, the S&P SmallCap 600 Index or the Dow Jones Wilshire U.S. Small-Cap Index at the time of the investment, during the most recent 12-month period (based on month-end data). The Portfolio may continue to hold or buy additional stock in a company that exceeds this range if the stock remains attractive. The Portfolio may also invest up to 35% of its total assets in foreign securities.

The Portfolio adheres to a strict value discipline in selecting investments. The Portfolio's Adviser identifies investment opportunities through intensive research of individual companies and generally does not focus on stock market conditions and other macro factors. The Portfolio may seek investments in the securities of companies in industries that are temporarily depressed. The Portfolio follows a strategy of "buy and hold." The Portfolio will generally sell an investment only when there has been a fundamental change in the business or capital structure of the company which significantly affects the investment's inherent value or when the Adviser believes that the market value of an investment is overpriced relative to its intrinsic value.


PRIMARY RISKS:


The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail starting on page 89, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:


  .  Market risk

  .  Market capitalization risk

  .  Investment style risk

  .  Foreign investment risk


In addition, investments in emerging markets include all of the risks of investments in foreign securities and are subject to severe price declines. The economic and political structures of developing nations, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity. Such countries may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners and economies based on only a few industries. For these reasons, all of the risks of investing in foreign securities are heightened by investing in emerging markets countries. The markets of developing countries have been more volatile than the markets of developed countries with more mature economies. These markets often have provided significantly higher or lower rates of return than developed markets, and significantly greater risks, to investors.

PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.




The bar chart below shows you the performance of the Portfolio's Class B shares for each full calendar year since its inception and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart.

                                     [CHART]

        Year-by-Year Total Return as of 12/31 of Each Year

             03      04      05      06      07
           ------  ------  ------  ------  ------
           41.41%  26.50%  15.48%  13.13%  -3.02

          High Quarter:   2nd - 2003      +18.25%
          Low Quarter     4th - 2007       -5.37%


The table below compares the Portfolio's Class A and Class B shares' average annual compounded total returns for the 1- and 5-year periods and from inception through 12/31/07 with the Russell 2000 Value Index, an unmanaged index that measures the stock performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values, and the Dow Jones Wilshire U.S. Small-Cap Index, a subset of the Dow Jones Wilshire 5000. The Dow Jones Wilshire U.S. Small-Cap Index represents a float adjusted, market capitalization-weighted portfolio of the next 1,750 largest stocks--from 751 to 2,500 by market capitalization in the Dow Jones Wilshire 5000 at March 31 and September 30 of each year. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.



             Average Annual Total Return as of 12/31/07
--------------------------------------------------------------------
                                                   Since   Inception
                                   1 Year 5 Year Inception   Date
---------------------------------- ------ ------ --------- ---------
Class A                            -2.79% 18.03%   12.05%   5/1/02
Class B                            -3.02% 17.78%   11.81%   5/1/02
Russell 2000 Value Index           -9.78% 15.80%    8.96%*
Dow Jones Wilshire Small-Cap Index  1.90% 17.90%   10.94%*
* Index performance is from 5/1/02.



 PORTFOLIO MANAGEMENT:


..  Third Avenue Management LLC see page 119

..  For financial highlights see page 170

FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2007, and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)



                                          Class A Class B
---------------------------------------------------------
Management Fee                             0.73%   0.73%
---------------------------------------------------------
12b-1 Fees                                 None    0.25%
---------------------------------------------------------
Other Expenses                             0.03%   0.03%
---------------------------------------------------------
Total Annual Portfolio Operating Expenses  0.76%   1.01%
---------------------------------------------------------



EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES



         Class A  Class B
--------------------------
1 Year   $     78 $    104
--------------------------
3 Years  $    244 $    323
--------------------------
5 Years  $    424 $    560
--------------------------
10 Years $    945 $  1,241
--------------------------

                         VAN KAMPEN COMSTOCK PORTFOLIO

INVESTMENT OBJECTIVE:

Capital growth and income.

PRINCIPAL INVESTMENT STRATEGY:


Under normal market conditions, the Adviser seeks to achieve the Portfolio's investment objective by investing in equity securities, consisting principally of common stocks. Under normal market conditions, the Portfolio invests at least 80% of its net assets in common stocks at the time of investment. The Portfolio may also invest in preferred stocks, indexed securities and securities convertible into common and preferred stocks.

In selecting securities for investment, the Portfolio focuses primarily on the security's potential for capital growth and income. The Portfolio emphasizes a value style of investing seeking well-established, undervalued companies that are believed by the Adviser to possess the potential for capital growth and income. The Portfolio's Adviser generally seeks to identify companies that are undervalued and have identifiable factors that might lead to improved valuations. This catalyst could come from within the company in the form of new management, operational enhancements, restructuring or reorganization. It could also be an external factor, such as an improvement in industry conditions or a regulatory change.

The Portfolio may invest in issuers of any size, although the Adviser focuses on companies with a market capitalization in excess of $2 billion.

The Portfolio may invest up to 25% of its net assets in securities of foreign issuers (including issuers in emerging market countries). In addition, the Portfolio may purchase and sell certain derivative instruments, such as options, futures contracts and options on futures contracts, for various portfolio management purposes, including to earn income, facilitate portfolio management and mitigate risks.


PRIMARY RISKS:


The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail starting on page 89, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:


  .  Market risk

  .  Market capitalization risk

  .  Foreign investment risk

  .  Investment style risk

In addition, investments in emerging markets include all of the risks of investments in foreign securities and are subject to severe price declines. The economic and political structures of developing nations, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity.

 PORTFOLIO MANAGEMENT:


..  Morgan Stanley Investment Management, Inc. d/b/a Van Kampen see page 120

..  For financial highlights see page 172


Such countries may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners and economies based on only a few industries. For these reasons, all of the risks of investing in foreign securities are heightened by investing in emerging market countries. The markets of developing countries have been more volatile than the markets of developed countries with more mature economies. These markets often have provided significantly higher or lower rates of return than developed markets, and significantly greater risks, to investors.

The Portfolio's investments in derivatives can significantly increase the Portfolio's exposure to market risk or credit risk of the counterparty. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the relevant assets, rates and indices.

PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.


The bar chart below shows you the performance of the Portfolio's Class B shares for each full calendar year since its inception and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart.


                             Year-by-Year Total Return as of 12/31

                                    [CHART]

                                06        07
                              ------    ------
                              16.05%    -2.49%

                         High Quarter:       4th - 2006           +6.05%
                         Low Quarter:        4th - 2007           -6.11%

The table below compares the Portfolio's Class A and Class B shares' average annual compounded total returns for the 1-year period and from inception through 12/31/07 with the S&P 500 Index, a widely recognized unmanaged index that measures the stock performance of 500 large- and medium-sized companies and is often used to indicate the performance of the overall stock market, and the Russell 1000 Value Index, an unmanaged index that measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.



 Average Annual Total Return as of 12/31/07
---------------------------------------------
                            Since   Inception
                   1 Year Inception   Date
------------------ ------ --------- ---------
Class A            -2.31%    7.20%   5/2/05
Class B            -2.49%    6.95%   5/2/05
S&P 500 Index       5.49%   11.44%*
Russell 1000 Value
 Index             -0.17%   11.26%*
* Index performance is from 4/30/05.



For information on Van Kampen's prior performance with comparable accounts, see page 120.



FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2007 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets).



                                          Class A Class B
---------------------------------------------------------
Management Fee                             0.58%   0.58%
---------------------------------------------------------
12b-1 Fees                                 None    0.25%
---------------------------------------------------------
Other Expenses                             0.03%   0.03%
---------------------------------------------------------
Total Annual Portfolio Operating Expenses  0.61%   0.86%
---------------------------------------------------------

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES



         Class A  Class B
--------------------------
1 Year   $     63 $     88
--------------------------
3 Years  $    196 $    275
--------------------------
5 Years  $    341 $    479
--------------------------
10 Years $    764 $  1,064
--------------------------

                      VAN KAMPEN MID CAP GROWTH PORTFOLIO


INVESTMENT OBJECTIVE:

Capital appreciation.

PRINCIPAL INVESTMENT STRATEGY:


The Adviser seeks to invest in high quality companies it believes have sustainable competitive advantages and the ability to redeploy capital at high rates of return. The Adviser typically favors companies with rising returns on invested capital, above average business visibility, strong free cash flow generation and attractive risk/reward.

Under normal market conditions, the Portfolio invests at least 80% of its net assets in securities of medium-sized companies at the time of investment. Under current market conditions, the Adviser defines medium-sized companies by reference to those companies represented in the Russell Midcap Growth Index (which consists of companies in the capitalization range of approximately $305 million to $49.6 billion as of February 29, 2008). The Portfolio may also invest in common stocks and other equity securities of small- and large-sized companies.

The Portfolio invests primarily in common stocks and also may invest in other equity securities, including preferred stock, convertible securities and rights or warrants to purchase securities.

The Portfolio may invest up to 25% of its assets in securities of foreign issuers, including issuers in emerging market countries, primarily through ownership of depositary receipts. The Portfolio may also purchase and sell certain derivative instruments, such as options, futures, contracts and options on future contracts, for various portfolio management purposes, including to facilitate portfolio management and to mitigate risks.


PRIMARY RISKS:


The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail starting on page 89, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:


  .  Market risk

  .  Foreign investment risk

  .  Market capitalization risk

  .  Investment style risk

Further, investments in emerging markets include all of the risks of investments in foreign securities and are subject to severe price declines. The economic and political structures of developing nations, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity. Such countries may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners and economics based on only a few industries. For these reasons, all of the risks of investing in foreign securities are heightened by investing in emerging market countries. The markets of developing countries have been more

 PORTFOLIO MANAGEMENT:


..  Morgan Stanley Investment Management Inc. d/b/a Van Kampen, see page 120

..  For financial highlights see page 174


volatile than the markets of developed countries with more mature economics. These markets often have provided significantly higher or lower rates of return than developed markets, and significantly greater risks, to investors.

In addition, the Portfolio's investments in derivatives can significantly increase the Portfolio's exposure to market risk or credit risk of the counterparty. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the relevant assets, rates and indices.

PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.




The bar chart below shows you the performance of the Portfolio's Class B shares, the Portfolio's oldest Class, for each full calendar year since its inception and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart. Effective October 1, 2006, Morgan Stanley Investment Management, Inc. d/b/a Van Kampen became the Portfolio's Adviser. Investment performance information prior to that date is attributable to the Portfolio's former investment adviser.

Year-by-Year Total Return as of 12/31 of Each Year

                                    [CHART]

                         02       03       04       05     06     07
                       ------   ------   ------   ------  -----  -----
                      -24.41%   35.70%   12.45%    4.58%  8.37%  23.48%

                      High Quarter: 2nd - 2003  +17.43%
                      Low Quarter:  3rd - 2002  -15.77%

The table below compares the Portfolio's Class A and Class B shares' average annual compounded total returns for the 1- and 5-year periods and from inception through 12/31/07 with the Russell Midcap Growth Index. The Russell Midcap Growth Index is an unmanaged index which measures the performance of those companies in the Russell Midcap Index with higher price-to-book ratios and higher forecasted growth values. The Russell Midcap Index is an unmanaged index which measures the performance of the 800 smallest companies in the Russell 1000 Index. The median market capitalization was approximately $3.90 billion as of February 29, 2008. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.



                       Average Annual Total Return as of
                                   12/31/07
        ---------------------------------------------------------------
                                                       Since   Inception
                                       1 Year 5 Year Inception   Date
        -----------------------------  ------ ------ --------- ---------
        Class A                        23.84% 16.73%   6.62%     5/1/01
        Class B                        23.48% 16.39%   5.45%    2/12/01
        Russell Midcap Growth Index    11.43% 17.90%   3.27%*
        * Index performance is from 2/1/01.



For information on Van Kampen's prior performance with comparable funds, see page 122.

FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2007 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)



                                           Class A Class B
----------------------------------------------------------
Management Fee                              0.70%   0.70%
----------------------------------------------------------
12b-1 Fees                                  None    0.25%
----------------------------------------------------------
Other Expenses                              0.17%   0.18%
----------------------------------------------------------
Total Annual Portfolio Operating Expenses*  0.87%   1.13%
----------------------------------------------------------



        * The Manager and the Trust have entered into an Expense Limitation Agreement whereby the total Annual Portfolio Operating Expenses for the Class A and Class B shares of the Portfolio will not exceed 0.90% and 1.15%, respectively, for the period ended April 30, 2009 and in any year in which the Agreement is in effect. Under certain circumstances, any fees waived or expenses reimbursed by the Manager may, with the approval of the Trust's Board of Trustees, be repaid to the Manager.

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same and that all expense limitations remain in effect only for the period ended April 30, 2009. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES



         Class A  Class B
--------------------------
1 Year   $     89 $    116
--------------------------
3 Years  $    279 $    361
--------------------------
5 Years  $    484 $    625
--------------------------
10 Years $  1,076 $  1,380
--------------------------

PRIMARY RISKS OF INVESTING IN THE PORTFOLIOS

One or more of the following primary risks may apply to your Portfolio. Please see the Investment Summary for your particular Portfolio to determine which risks apply and for a discussion of other risks that may apply to the Portfolio. Please note that there are many other circumstances that could adversely affect your investment and prevent a Portfolio from reaching its objective, which are not described here.

MARKET RISK


A Portfolio's share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including disappointing corporate earnings, adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or a company may deteriorate. In addition, an assessment by a Portfolio's Adviser of particular companies may prove incorrect, resulting in losses or poor performance by those holdings, even in a rising market. A Portfolio could also miss attractive investment opportunities if its Adviser underweights markets or industries where there are significant returns, and could lose value if the Adviser overweights markets or industries where there are significant declines.


Stocks purchased in initial public offerings (IPOs) have a tendency to fluctuate in value significantly shortly after the IPO relative to the price at which they were purchased. These fluctuations could impact the net asset value and return earned on the Portfolio's shares.

INTEREST RATE RISK

The values of debt securities are subject to change when prevailing interest rates change. When interest rates go up, the value of debt securities and certain dividend paying stocks tends to fall. If your Portfolio invests a significant portion of its assets in debt securities or stocks purchased primarily for dividend income and interest rates rise, then the value of your investment may decline. Alternatively, when interest rates go down, the value of debt securities and certain dividend paying stocks may rise.

Interest rate risk will affect the price of a fixed income security more if the security has a longer maturity because changes in interest rates are increasingly difficult to predict over longer periods of time. Fixed income securities with longer maturities will therefore be more volatile than other fixed income securities with shorter maturities. Conversely, fixed income securities with shorter maturities will be less volatile but generally provide lower returns than fixed income securities with longer maturities. The average maturity and duration of a Portfolio's fixed income investments will affect the volatility of the Portfolio's share price.

CREDIT RISK

The value of debt securities is directly affected by an issuer's ability to pay principal and interest on time. If your Portfolio invests in debt securities, the value of your investment may be adversely affected when an issuer fails to pay an obligation on a timely basis. A Portfolio may also be subject to credit risk to the extent it engages in transactions, such as securities loans, repurchase agreements or certain derivatives, which involve a promise by a third party to honor an obligation to the Portfolio. Such third party may be unwilling or unable to honor its financial obligations.

HIGH YIELD DEBT SECURITY RISK

High yield debt securities, or junk bonds, are securities which are rated below "investment grade" or are not rated, but are of equivalent quality. High yield debt securities range from those for which the prospect for repayment of principal and interest is predominantly speculative to those which are currently in default on principal or interest payments. A Portfolio with high yield debt securities may be more susceptible to credit risk and market risk than a Portfolio that invests only in higher quality debt securities because these lower-rated debt securities are less secure financially and more sensitive to downturns in the economy. In addition, the secondary market for such securities may not be as liquid as that for more highly rated debt securities. As a result, a Portfolio's Adviser may find it more difficult to sell these securities or may have to sell them at lower prices.

You should understand that high yield securities are not generally meant for short-term investing. When a Portfolio invests in high yield securities it generally seeks to receive a correspondingly higher return to compensate it for the additional credit risk and market risk it has assumed.

FOREIGN INVESTMENT RISK

Investments in foreign securities involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject:

  . These risks may include the seizure by the government of company assets, excessive taxation, withholding taxes on dividends and interest, limitations on the use or transfer of portfolio assets, and political or social instability.

  . Enforcing legal rights may be difficult, costly and slow in foreign countries, and there may be special problems enforcing claims against foreign governments.

  . Foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there may be less public information about their operations.

  .  Foreign markets may be less liquid and more volatile than U.S. markets.

  . Foreign securities often trade in currencies other than the U.S. dollar, and a Portfolio may directly hold foreign currencies and purchase and sell foreign currencies. Changes in currency exchange rates will affect a Portfolio's net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of foreign securities. An increase in the strength of the U.S. dollar relative to these other currencies may cause the value of a Portfolio to decline. Certain foreign currencies may be particularly volatile, and foreign governments may intervene in the currency markets, causing a decline in value or liquidity of a Portfolio's foreign currency or securities holdings.

  . Costs of buying, selling and holding foreign securities, including brokerage, tax and custody costs, may be higher than those involved in domestic transactions.

MARKET CAPITALIZATION RISK

Stocks fall into three broad market capitalization categories--large, medium and small. Investing primarily in one category carries the risk that due to current market conditions that category may be out of favor. If valuations of large capitalization companies appear to be greatly out of proportion to the valuations of small or medium capitalization companies, investors may migrate to the stocks of small and mid-sized companies causing a Portfolio that invests in these companies to increase in value more rapidly than a Portfolio that invests in larger, fully-valued companies. Larger more established companies may also be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion. Investing in medium and small capitalization companies may be subject to special risks associated with narrower product lines, more limited financial resources, smaller management groups, and a more limited trading market for their stocks as compared with larger companies. Securities of smaller capitalization issuers may therefore be subject to greater price volatility and may decline more significantly in market downturns than securities of larger companies. In some cases, these companies may be relatively new issuers (I.E., those having continuous operating histories of less than three years) which carries other risks in addition to the risks of other medium and small capitalization companies. New issuers may be more speculative because such companies are relatively unseasoned. These companies will often be involved in the development or marketing of a new product with no established market, which could lead to significant losses.

INVESTMENT STYLE RISK

Different investment styles tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. A Portfolio may outperform or underperform other funds that employ a different investment style. A Portfolio may also employ a combination of styles that impact its risk characteristics. Examples of different investment styles include growth and value investing. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's growth of earnings potential. Also, since growth companies usually invest a high portion of earnings in their business, growth stocks may lack the dividends of some value stocks that can cushion stock prices in a falling market. Growth oriented funds will typically underperform when value investing is in favor. Value stocks are those which are undervalued in comparison to their peers due to adverse business developments or other factors. Value investing carries the risk that the market will not recognize a security's inherent value for a long time, or that a stock judged to be undervalued may actually be appropriately priced or overvalued. Value oriented funds will typically underperform when growth investing is in favor.

REAL ESTATE INVESTMENT RISK


Although a Portfolio will not invest in real estate directly, it may concentrate its assets in the real estate industry or may invest in securities related to the real estate industry, so your investment in the Portfolio will be closely linked to or may be impacted by the performance of the real estate markets. Property values may decrease due to increasing vacancies or declining rents resulting from unanticipated economic, legal, cultural or technological developments or because of overbuilding or lack of mortgage funds. The value of an individual property may also decline because of environmental liabilities or losses due to casualty or condemnation.

Because of this concentration in or potential exposure to the real estate industry, the value of the Portfolio's shares may change at different rates compared to the value of shares of a mutual fund with investments in a mix of different industries.

The Portfolio may at times be more concentrated in particular sub-sectors of the real estate business--e.g., apartments, retail, hotels, offices, industrial, health care, etc. As such, its performance would be especially sensitive to developments that significantly affected those businesses.

In addition, Equity REITs may be affected by changes in the value of the underlying property they own, while Mortgage REITs may be affected by the quality of any credit they extend. Equity and Mortgage REITs are dependent upon management skills and are subject to heavy cash flow dependency, defaults by borrowers, self-liquidation and the possibility of failing to qualify for tax-free pass through of income under the Internal Revenue Code of 1986, and to maintain exemption from the Investment Company Act of 1940, as amended (the "1940 Act"). In the event an issuer of debt securities collateralized by real estate defaults, it is conceivable that the REIT could end up holding the underlying real estate.

ADDITIONAL INVESTMENT STRATEGIES

In addition to the principal investment strategies discussed in each individual Portfolio's Investment Summary, a Portfolio, as indicated in the chart below, may at times invest a portion of its assets in the investment strategies and may engage in certain investment techniques as described below. The SAI provides a more detailed discussion of certain of these and other securities and indicates if a Portfolio is subject to any limitations with respect to a particular investment strategy. These strategies and techniques may involve risks. ALTHOUGH A PORTFOLIO THAT IS NOT IDENTIFIED BELOW IN CONNECTION WITH A PARTICULAR STRATEGY OR TECHNIQUE GENERALLY HAS THE ABILITY TO ENGAGE IN SUCH A TRANSACTION, ITS ADVISER CURRENTLY INTENDS TO INVEST LITTLE, IF ANY, OF THE PORTFOLIO'S ASSETS IN THAT STRATEGY OR TECHNIQUE. (PLEASE NOTE THAT SOME OF THESE STRATEGIES MAY BE A PRINCIPAL INVESTMENT STRATEGY FOR A PARTICULAR PORTFOLIO AND CONSEQUENTLY ARE ALSO DESCRIBED IN THAT PORTFOLIO'S INVESTMENT SUMMARY.) The Portfolios are not limited by this discussion and may invest in other types of securities not precluded by the policies discussed elsewhere in this Prospectus.

                                                                               CLARION              MET/
                                     MET/AIM     MET/AIM  BLACKROCK BLACKROCK  GLOBAL    DREMAN   FRANKLIN
                                     CAPITAL    SMALL CAP   HIGH    LARGE CAP   REAL    SMALL CAP  MUTUAL     JANUS
                                   APPRECIATION  GROWTH     YIELD     CORE     ESTATE     VALUE    SHARES     FORTY
                                    PORTFOLIO   PORTFOLIO PORTFOLIO PORTFOLIO PORTFOLIO PORTFOLIO PORTFOLIO PORTFOLIO
BRADY BONDS                             X
---------------------------------------------------------------------------------------------------------------------
COLLATERALIZED MORTGAGE
OBLIGATIONS                                                   X
---------------------------------------------------------------------------------------------------------------------
CONVERTIBLE SECURITIES                  X           X         X         X         X                   X
---------------------------------------------------------------------------------------------------------------------
DEPOSITARY RECEIPTS                     X           X                   X                   X         X
---------------------------------------------------------------------------------------------------------------------
DERIVATIVES:
---------------------------------------------------------------------------------------------------------------------
OPTIONS                                 X           X         X         X                   X         X         X
---------------------------------------------------------------------------------------------------------------------
FUTURES                                 X           X         X         X                   X         X         X
---------------------------------------------------------------------------------------------------------------------
DIRECT PARTICIPATION IN CORPORATE
LOANS                                                         X                                       X
---------------------------------------------------------------------------------------------------------------------
DOLLAR ROLL TRANSACTIONS                X                     X
---------------------------------------------------------------------------------------------------------------------
FOREIGN CURRENCY TRANSACTIONS           X                     X                   X                   X         X
---------------------------------------------------------------------------------------------------------------------
FOREIGN DEBT SECURITIES                 X                     X                                                 X
---------------------------------------------------------------------------------------------------------------------
FOREIGN EQUITY SECURITIES               X           X         X         X                   X                   X
---------------------------------------------------------------------------------------------------------------------
FORWARD COMMITMENTS, WHEN-
ISSUED AND DELAYED DELIVERY
SECURITIES                              X                     X         X
---------------------------------------------------------------------------------------------------------------------
HIGH QUALITY SHORT-TERM DEBT
OBLIGATIONS INCLUDING BANKERS'
ACCEPTANCES, COMMERCIAL PAPER
AND CERTIFICATES OF DEPOSIT ISSUED
OR GUARANTEED BY BANK HOLDING
COMPANIES IN THE U.S., THEIR
SUBSIDIARIES AND FOREIGN
BRANCHES OR OF THE WORLD BANK;
VARIABLE AMOUNT MASTER
DEMAND NOTES AND VARIABLE
RATE NOTES ISSUED BY U.S. AND
FOREIGN CORPORATIONS                                X         X         X                             X         X
---------------------------------------------------------------------------------------------------------------------
HIGH YIELD/HIGH RISK DEBT
SECURITIES                                                    X                             X         X         X
---------------------------------------------------------------------------------------------------------------------
HYBRID INSTRUMENTS                      X                                                                       X
---------------------------------------------------------------------------------------------------------------------
ILLIQUID AND RESTRICTED SECURITIES      X                     X         X         X                   X
---------------------------------------------------------------------------------------------------------------------
INDEXED SECURITIES                                            X
---------------------------------------------------------------------------------------------------------------------
INTEREST RATE TRANSACTIONS              X                     X
---------------------------------------------------------------------------------------------------------------------
INVESTMENT GRADE DEBT SECURITIES        X                     X                             X                   X
---------------------------------------------------------------------------------------------------------------------
INVESTMENTS IN OTHER INVESTMENT
COMPANIES INCLUDING PASSIVE
FOREIGN INVESTMENT COMPANIES            X                                                             X
---------------------------------------------------------------------------------------------------------------------
MORTGAGE-BACKED SECURITIES,
INCLUDING GNMA CERTIFICATES,
MORTGAGE-BACKED BONDS                   X                     X                                                 X
---------------------------------------------------------------------------------------------------------------------
MUNICIPAL SECURITIES
---------------------------------------------------------------------------------------------------------------------
NON-MORTGAGE ASSET-BACKED
SECURITIES                              X                     X
---------------------------------------------------------------------------------------------------------------------
PIK (PAY-IN-KIND) DEBT SECURITIES
AND ZERO-COUPON BONDS                   X                     X
---------------------------------------------------------------------------------------------------------------------
PREFERRED STOCKS                        X           X         X         X         X                             X
---------------------------------------------------------------------------------------------------------------------
REAL ESTATE INVESTMENT TRUSTS           X           X                   X         X         X         X         X
---------------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS                   X                     X         X
---------------------------------------------------------------------------------------------------------------------
REVERSE REPURCHASE AGREEMENTS           X                     X
---------------------------------------------------------------------------------------------------------------------
RIGHTS AND WARRANTS                     X                     X         X         X                   X         X
---------------------------------------------------------------------------------------------------------------------
SECURITIES LOANS                        X           X         X         X                   X                   X
---------------------------------------------------------------------------------------------------------------------
SHORT SALES (AGAINST THE BOX)           X                     X
---------------------------------------------------------------------------------------------------------------------
STRUCTURED NOTES
---------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT SECURITIES              X           X         X         X                   X         X         X
---------------------------------------------------------------------------------------------------------------------

                                                                               LORD
                                                                     LEGG     ABBETT     LORD     MFS(R)
                                                                     MASON    GROWTH    ABBETT   EMERGING     MFS(R)
                                                          LAZARD     VALUE      AND     MID CAP   MARKETS    RESEARCH
                                                          MID CAP   EQUITY    INCOME     VALUE    EQUITY   INTERNATIONAL
                                                         PORTFOLIO PORTFOLIO PORTFOLIO PORTFOLIO PORTFOLIO   PORTFOLIO
BRADY BONDS                                                                                          X
------------------------------------------------------------------------------------------------------------------------
COLLATERALIZED MORTGAGE OBLIGATIONS
------------------------------------------------------------------------------------------------------------------------
CONVERTIBLE SECURITIES                                       X         X         X         X         X           X
------------------------------------------------------------------------------------------------------------------------
DEPOSITARY RECEIPTS                                          X         X         X         X         X           X
------------------------------------------------------------------------------------------------------------------------
DERIVATIVES:
------------------------------------------------------------------------------------------------------------------------
OPTIONS                                                      X                                       X           X
------------------------------------------------------------------------------------------------------------------------
FUTURES                                                      X                                       X           X
------------------------------------------------------------------------------------------------------------------------
DIRECT PARTICIPATION IN CORPORATE LOANS
------------------------------------------------------------------------------------------------------------------------
DOLLAR ROLL TRANSACTIONS
------------------------------------------------------------------------------------------------------------------------
FOREIGN CURRENCY TRANSACTIONS                                                                        X           X
------------------------------------------------------------------------------------------------------------------------
FOREIGN DEBT SECURITIES                                                                              X           X
------------------------------------------------------------------------------------------------------------------------
FOREIGN EQUITY SECURITIES                                    X                   X         X         X           X
------------------------------------------------------------------------------------------------------------------------
FORWARD COMMITMENTS, WHEN-ISSUED AND DELAYED
DELIVERY SECURITIES                                                                                  X           X
------------------------------------------------------------------------------------------------------------------------
HIGH QUALITY SHORT-TERM DEBT OBLIGATIONS INCLUDING
BANKERS' ACCEPTANCES, COMMERCIAL PAPER AND CERTIFICATES
OF DEPOSIT ISSUED OR GUARANTEED BY BANK HOLDING
COMPANIES IN THE U.S., THEIR SUBSIDIARIES AND FOREIGN
BRANCHES OR OF THE WORLD BANK; VARIABLE AMOUNT MASTER
DEMAND NOTES AND VARIABLE RATE NOTES ISSUED BY U.S.
AND FOREIGN CORPORATIONS                                     X                                                   X
------------------------------------------------------------------------------------------------------------------------
HIGH YIELD/HIGH RISK DEBT SECURITIES                                   X
------------------------------------------------------------------------------------------------------------------------
HYBRID INSTRUMENTS
------------------------------------------------------------------------------------------------------------------------
ILLIQUID AND RESTRICTED SECURITIES                                                                   X           X
------------------------------------------------------------------------------------------------------------------------
INDEXED SECURITIES                                                                                   X           X
------------------------------------------------------------------------------------------------------------------------
INTEREST RATE TRANSACTIONS                                                                           X
------------------------------------------------------------------------------------------------------------------------
INVESTMENT GRADE DEBT SECURITIES                                       X                                         X
------------------------------------------------------------------------------------------------------------------------
INVESTMENTS IN OTHER INVESTMENT COMPANIES INCLUDING
PASSIVE FOREIGN INVESTMENT COMPANIES                                                                 X           X
------------------------------------------------------------------------------------------------------------------------
MORTGAGE-BACKED SECURITIES, INCLUDING GNMA CERTIFICATES,
MORTGAGE-BACKED BONDS                                                                                            X
------------------------------------------------------------------------------------------------------------------------
MUNICIPAL SECURITIES
------------------------------------------------------------------------------------------------------------------------
NON-MORTGAGE ASSET-BACKED SECURITIES                                                                 X
------------------------------------------------------------------------------------------------------------------------
PIK (PAY-IN-KIND) DEBT SECURITIES AND ZERO-COUPON BONDS                                              X
------------------------------------------------------------------------------------------------------------------------
PREFERRED STOCKS                                             X         X         X         X         X           X
------------------------------------------------------------------------------------------------------------------------
REAL ESTATE INVESTMENT TRUSTS                                X         X                             X           X
------------------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS                                                            X         X         X           X
------------------------------------------------------------------------------------------------------------------------
REVERSE REPURCHASE AGREEMENTS                                                    X         X
------------------------------------------------------------------------------------------------------------------------
RIGHTS AND WARRANTS                                                              X         X         X           X
------------------------------------------------------------------------------------------------------------------------
SECURITIES LOANS                                             X                   X         X                     X
------------------------------------------------------------------------------------------------------------------------
SHORT SALES (AGAINST THE BOX)                                                                        X           X
------------------------------------------------------------------------------------------------------------------------
STRUCTURED NOTES
------------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT SECURITIES                                   X                                       X           X
------------------------------------------------------------------------------------------------------------------------

                                                   PIMCO                                   THIRD                VAN
                                                 INFLATION   PIMCO              PIONEER   AVENUE      VAN     KAMPEN
                                                 PROTECTED   TOTAL    PIONEER  STRATEGIC SMALL CAP  KAMPEN    MID CAP
                                                   BOND     RETURN     FUND     INCOME     VALUE   COMSTOCK   GROWTH
                                                 PORTFOLIO PORTFOLIO PORTFOLIO PORTFOLIO PORTFOLIO PORTFOLIO PORTFOLIO
BRADY BONDS                                          X         X                   X
----------------------------------------------------------------------------------------------------------------------
COLLATERALIZED MORTGAGE OBLIGATIONS                  X         X                   X         X
----------------------------------------------------------------------------------------------------------------------
CONVERTIBLE SECURITIES                               X         X         X         X         X         X         X
----------------------------------------------------------------------------------------------------------------------
DEPOSITARY RECEIPTS                                  X         X         X         X         X         X         X
----------------------------------------------------------------------------------------------------------------------
DERIVATIVES:
----------------------------------------------------------------------------------------------------------------------
OPTIONS                                              X         X         X         X                   X         X
----------------------------------------------------------------------------------------------------------------------
FUTURES                                              X         X         X         X                   X         X
----------------------------------------------------------------------------------------------------------------------
DIRECT PARTICIPATION IN CORPORATE LOANS              X         X                   X
----------------------------------------------------------------------------------------------------------------------
DOLLAR ROLL TRANSACTIONS                             X         X         X         X
----------------------------------------------------------------------------------------------------------------------
FOREIGN CURRENCY TRANSACTIONS                        X         X         X         X         X         X         X
----------------------------------------------------------------------------------------------------------------------
FOREIGN DEBT SECURITIES                              X         X                   X         X
----------------------------------------------------------------------------------------------------------------------
FOREIGN EQUITY SECURITIES                                                X                   X         X         X
----------------------------------------------------------------------------------------------------------------------
FORWARD COMMITMENTS, WHEN-ISSUED AND
DELAYED DELIVERY SECURITIES                          X         X         X         X                             X
----------------------------------------------------------------------------------------------------------------------
HIGH QUALITY SHORT-TERM DEBT OBLIGATIONS
INCLUDING BANKERS' ACCEPTANCES, COMMERCIAL
PAPER AND CERTIFICATES OF DEPOSIT ISSUED OR
GUARANTEED BY BANK HOLDING COMPANIES IN THE
U.S., THEIR SUBSIDIARIES AND FOREIGN BRANCHES OR
OF THE WORLD BANK; VARIABLE AMOUNT MASTER
DEMAND NOTES AND VARIABLE RATE NOTES ISSUED
BY U.S. AND FOREIGN CORPORATIONS                     X         X         X         X         X         X
----------------------------------------------------------------------------------------------------------------------
HIGH YIELD/HIGH RISK DEBT SECURITIES                 X         X         X         X
----------------------------------------------------------------------------------------------------------------------
HYBRID INSTRUMENTS                                   X         X         X         X
----------------------------------------------------------------------------------------------------------------------
ILLIQUID AND RESTRICTED SECURITIES                   X         X                   X         X
----------------------------------------------------------------------------------------------------------------------
INDEXED SECURITIES                                   X         X         X         X                   X
----------------------------------------------------------------------------------------------------------------------
INTEREST RATE TRANSACTIONS                           X         X         X         X
----------------------------------------------------------------------------------------------------------------------
INVESTMENT GRADE DEBT SECURITIES                     X         X         X         X         X         X
----------------------------------------------------------------------------------------------------------------------
INVESTMENTS IN OTHER INVESTMENT COMPANIES
INCLUDING PASSIVE FOREIGN INVESTMENT COMPANIES       X         X         X         X         X         X         X
----------------------------------------------------------------------------------------------------------------------
MORTGAGE-BACKED SECURITIES, INCLUDING GNMA
CERTIFICATES, MORTGAGE-BACKED BONDS                  X         X                   X         X
----------------------------------------------------------------------------------------------------------------------
MUNICIPAL SECURITIES                                 X         X                   X
----------------------------------------------------------------------------------------------------------------------
NON-MORTGAGE ASSET-BACKED SECURITIES                 X         X                   X
----------------------------------------------------------------------------------------------------------------------
PIK (PAY-IN-KIND) DEBT SECURITIES AND ZERO-
COUPON BONDS                                         X         X                   X
----------------------------------------------------------------------------------------------------------------------
PREFERRED STOCKS                                     X         X         X         X         X         X         X
----------------------------------------------------------------------------------------------------------------------
REAL ESTATE INVESTMENT TRUSTS                        X         X         X         X         X         X         X
----------------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS                                X         X         X         X         X         X         X
----------------------------------------------------------------------------------------------------------------------
REVERSE REPURCHASE AGREEMENTS                        X         X         X                   X                   X
----------------------------------------------------------------------------------------------------------------------
RIGHTS AND WARRANTS                                                      X         X                   X         X
----------------------------------------------------------------------------------------------------------------------
SECURITIES LOANS                                     X         X         X         X         X                   X
----------------------------------------------------------------------------------------------------------------------
SHORT SALES (AGAINST THE BOX)                        X         X
----------------------------------------------------------------------------------------------------------------------
STRUCTURED NOTES                                     X         X                   X
----------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT SECURITIES                           X         X         X         X         X         X
----------------------------------------------------------------------------------------------------------------------

BRADY BONDS. Brady Bonds are collateralized or uncollateralized fixed income securities created through the exchange of existing commercial bank loans to public and private entities in certain emerging markets for new bonds in connection with debt restructurings. Brady Bonds have been issued only in the last decade and, accordingly do not have a long payment history. These securities are subject to credit risk and interest rate risk.

COLLATERALIZED MORTGAGE OBLIGATIONS (CMOS). CMOs are fixed income securities secured by mortgage loans and other mortgage-backed securities and are generally considered to be derivatives. CMOs may be issued or guaranteed by the U.S. Government or its agencies or instrumentalities or collateralized by a portfolio of mortgages or mortgage-related securities guaranteed by such an agency or instrumentality or may be non-U.S. Government guaranteed.

CMOs carry general fixed income securities risks, such as credit risk and interest rate risk, and risks associated with mortgage-backed securities, including prepayment risk, which is the risk that the underlying mortgages or other debt may be refinanced or paid off prior to their maturities during periods of declining interest rates. In that case, an Adviser may have to reinvest the proceeds from the securities at a lower rate. Potential market gains on a security subject to prepayment risk may be more limited than potential market gains on a comparable security that is not subject to prepayment risk.

CONVERTIBLE SECURITIES. Convertible securities are preferred stocks or bonds that pay a fixed dividend or interest payment and are convertible into common stock at a specified price or conversion ratio.

Traditionally, convertible securities have paid dividends or interest rates higher than common stocks but lower than nonconvertible securities. They generally participate in the appreciation or depreciation of the underlying stock into which they are convertible, but to a lesser degree. These securities are also subject to market risk, interest rate risk and credit risk.

DEPOSITARY RECEIPTS. Depositary receipts are receipts for shares of a foreign-based corporation that entitle the holder to dividends and capital gains on the underlying security. Receipts include those issued by domestic banks (American Depositary Receipts), foreign banks (Global or European Depositary Receipts), and broker-dealers (depositary shares).

These instruments are subject to market risk and foreign investment risk.

DERIVATIVES. Derivatives are used to limit risk in a Portfolio or to enhance investment return, and have a return tied to a formula based upon an interest rate, index, price of a security, or other measurement. Derivatives include options, futures, forward contracts and related products.

Options are the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price.

Futures are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date.

Forward contracts are contracts to purchase or sell a specified amount of a financial instrument for an agreed upon price at a specified time.

Derivatives may be used to hedge against an opposite position that a Portfolio holds. Any loss generated by the derivatives should be offset by gains in the hedged investment. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains or result in losses or missed opportunities. In addition, derivatives that are used for hedging the Portfolio in specific securities may not fully offset the underlying positions. The counterparty to a derivatives contract also could default. Derivatives that involve leverage could magnify losses.

Derivatives may also be used to maintain a Portfolio's exposure to the market, manage cash flows or to attempt to increase income. Using derivatives for purposes other than hedging is speculative and involves greater risks. In many foreign countries, futures and options markets do not exist or are not sufficiently developed to be effectively used by a Portfolio that invests in foreign securities.


DIRECT PARTICIPATION IN CORPORATE LOANS. By purchasing a loan, a Portfolio acquires some or all of the interest of a bank or other lending institution in a loan to a corporate borrower. Many such loans are secured, and most impose restrictive covenants which must be met by the borrower. These loans are made generally to finance internal growth, mergers, acquisitions, stock repurchases, leveraged buy-outs and other corporate activities. Such loans may be in default at the time of purchase. A Portfolio may also purchase trade or other claims against companies, which generally represent money owed by the company to a supplier of goods or services. These claims may also be purchased at a time when the company is in default. Certain of the loans acquired by a Portfolio may involve revolving credit facilities or other standby financing commitments which obligate the Portfolio to pay additional cash on a certain date or on demand.

The highly leveraged nature of many such loans may make such loans especially vulnerable to adverse changes in economic or market conditions. Loans and other direct investments may not be in the form of securities or may be subject to restrictions on transfer, and only limited opportunities may exist to resell such instruments. As a result, a Portfolio may be unable to sell such investments at an opportune time or may have to resell them at less than fair market value.

DOLLAR ROLL TRANSACTIONS. Mortgage dollar rolls are transactions in which a Portfolio sells securities for delivery in the current month and simultaneously contracts with the same counter-party to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date. During the roll period, the Portfolio loses the right to receive principal (including prepayments of principal) and interest paid on the securities sold. However, the Portfolio would benefit to the extent of any difference between the price received for the securities sold and the lower forward price for the future purchase (often referred to as the "drop") or fee income plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. Unless such benefits exceed the income, capital appreciation and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of the Portfolio compared with what such performance would have been without the use of mortgage dollar rolls. Accordingly, the benefits derived from the use of mortgage dollar rolls depend upon an Adviser's ability to manage mortgage prepay-ments. There is no assurance that mortgage dollar rolls can be successfully employed. All cash proceeds will be invested in instruments that are permissible investments for the Portfolio. The Portfolio will maintain until the settlement date the segregation, either on the records of the Adviser or with the Trust's custodian, of cash or other liquid securities in an amount equal to the forward purchase price.


FOREIGN CURRENCY TRANSACTIONS. Foreign currency transactions are entered into for the purpose of hedging against foreign exchange risk arising from a Portfolio's investment or anticipated investment in securities denominated in foreign currencies. A Portfolio also may enter into these contracts for purposes of increasing exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. Foreign currency transactions include the purchase of foreign currency on a spot (or cash) basis, contracts to purchase or sell foreign currencies at a future date (forward contracts), the purchase and sale of foreign currency futures contracts, and the purchase of exchange traded and over-the-counter call and put options on foreign currency futures contracts and on foreign currencies.


These hedging transactions do not eliminate fluctuations in the underlying prices of the securities which the Portfolio owns or intends to purchase or sell. They simply establish a rate of exchange which can be achieved at some future point in time.


Foreign currency exchange rates may fluctuate significantly over short periods of time. A forward foreign currency exchange contract reduces a Portfolio's exposure to changes in the value of the currency it will deliver and increases its exposure to changes in the value of the currency it will exchange into. Contracts to sell foreign currency will limit any potential gain which might be realized by the Portfolio if the value of the hedged currency increases. In the case of forward contracts entered into for the purpose of increasing return, a Portfolio may sustain losses which will reduce its gross income. Forward foreign currency exchange contracts also involve the risk that the party with which the Portfolio enters the contract may fail to perform its obligations to the Portfolio. The purchase and sale of foreign currency futures contracts and the purchase of call and put options on foreign currency futures contracts and on foreign currencies involve certain risks associated with derivatives.


FOREIGN DEBT SECURITIES. Foreign debt securities are issued by foreign corporations and governments. They may include Eurodollar obligations and Yankee bonds.

Foreign debt securities are subject to foreign investment risk, credit risk and interest rate risk. Securities in developing countries are also subject to the additional risks associated with emerging markets.

FOREIGN EQUITY SECURITIES. Foreign equity securities are subject to foreign investment risk in addition to the risks applicable to domestic equity securities, such as market risk.

FORWARD COMMITMENTS, WHEN-ISSUED AND DELAYED DELIVERY SECURITIES. Forward commitments, when-issued and delayed delivery securities generally involve the purchase of a security with payment and delivery at some time in the future--I.E., beyond normal settlement. The Portfolios do not earn interest on such securities until settlement and bear the risk of market value fluctuations in between the purchase and settlement dates. New issues of stocks and bonds, private placements and U.S. Government securities may be sold in this manner.

HIGH QUALITY SHORT-TERM DEBT OBLIGATIONS, INCLUDING BANKERS' ACCEPTANCES, COMMERCIAL PAPER AND CERTIFICATES OF DEPOSIT ISSUED OR GUARANTEED BY BANK HOLDING COMPANIES IN THE U.S., THEIR SUBSIDIARIES AND FOREIGN BRANCHES OR OF THE WORLD BANK; VARIABLE AMOUNT MASTER DEMAND NOTES AND VARIABLE RATE NOTES ISSUED BY U.S. AND FOREIGN CORPORATIONS.

Commercial paper is a short-term debt obligation with a maturity ranging from one to 270 days issued by banks, corporations, and other borrowers to investors seeking to invest idle cash.

Variable amount master demand notes differ from ordinary commercial paper in that they are issued pursuant to a written agreement between the issuer and the holder, their amounts may be increased from time to time by the holder (subject to an agreed maximum) or decreased by the holder or the issuer, they are payable on demand, the rate of interest payable on them varies with an agreed formula and they are typically not rated by a rating agency. Transfer of such notes is usually restricted by the issuer, and there is no secondary trading market for them. Any variable amount master demand note purchased by a Portfolio will be regarded as an illiquid security.

These instruments are subject to credit risk, interest rate risk and foreign investment risk.

HIGH YIELD/HIGH RISK DEBT SECURITIES. High yield/high risk debt securities are securities that are rated below investment grade by the primary rating agencies (e.g., BB or lower by S&P and Ba or lower by Moody's). Other terms commonly used to describe such securities include "lower rated bonds," "noninvestment grade bonds," and "junk bonds."

High yield/high risk debt securities are subject to high yield debt security risk as described in "Primary Risks of Investing in the Portfolios" above.

HYBRID INSTRUMENTS. Hybrid instruments are a form of a derivative and combine the elements of futures contracts or options with those of debt, preferred equity or a depositary instrument. They are often indexed to the price of a commodity, particular currency, or a domestic or foreign debt or equity security index. Examples of hybrid instruments include debt instruments with interest or principal payments or redemption terms determined by reference to the value of a currency or commodity or securities index at a future point in time or preferred stock with dividend rates determined by reference to the value of a currency.


Hybrids may bear interest or pay dividends at below market (or even relatively nominal) rates. Under certain conditions, the redemption value of the instrument could be zero. Hybrids can have volatile prices and limited liquidity and their use by a Portfolio may not be successful.


ILLIQUID AND RESTRICTED SECURITIES. Each Portfolio may invest a portion of its assets in restricted and illiquid securities, which are investments that the Portfolio cannot easily resell within seven days at current value or that have contractual or legal restriction on resale. Restricted securities include those which are not registered under the Securities Act of 1933, as amended (the "1933 Act"), and are purchased directly from the issuer or in the secondary market (private placements).

If a Portfolio buys restricted or illiquid securities it may be unable to quickly resell them or may be able to sell them only at a price below current value or could have difficulty valuing these holdings precisely.


In recent years, however, a large institutional market has developed for certain securities that are not registered under the 1933 Act, including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

INDEXED SECURITIES. A Portfolio may invest in indexed securities whose value is linked to foreign currencies, interest rates, commodities, indices or other financial indicators. Most indexed securities are short to intermediate term fixed income securities whose values at maturity (I.E., principal value) or interest rates rise or fall according to changes in the value of one or more specified underlying instruments. Indexed securities may be positively or negatively indexed (I.E., their principal value or interest rates may increase or decrease if the underlying instrument appreciates), and may have return characteristics similar to direct investments in the underlying instrument or to one or more options on the underlying instrument. Indexed securities may be more volatile than the underlying instrument itself and could involve the loss of all or a portion of the principal amount of, or interest on, the instrument.


INTEREST RATE TRANSACTIONS. Interest rate transactions are hedging transactions such as interest rate swaps and the purchase or sale of interest rate caps and floors. They are used by a Portfolio in an attempt to protect the value of its investments from interest rate fluctuations. Interest rate swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate floor. The Adviser to a Portfolio enters into these transactions on behalf of the Portfolio primarily to preserve a return or spread on a particular investment or portion of its portfolio or to protect against any increase in the price of securities the Portfolio anticipates purchasing at a later date. The Portfolio will not sell interest rate caps or floors that it does not own.

There is the risk that the Adviser may incorrectly predict the direction of interest rates resulting in losses to a Portfolio.


INVESTMENT GRADE DEBT SECURITIES. Investment grade debt securities are securities rated in one of the four highest rating categories by S&P, Moody's or other nationally recognized rating agency. These securities are subject to interest rate risk and credit risk. Securities rated in the fourth investment category by a nationally recognized rating agency (e.g., BBB by S&P and Baa by Moody's) may have speculative characteristics.

INVESTMENTS IN OTHER INVESTMENT COMPANIES, INCLUDING PASSIVE FOREIGN INVESTMENT COMPANIES. When a Portfolio invests in another investment company, it must bear the management and other fees of the investment company, in addition to its own expenses. As a result, the Portfolio may be exposed to duplicate expenses which could lower its value. Investments in passive foreign investment companies also are subject to foreign investment risk.


Passive foreign investment companies are any foreign corporations which generate certain amounts of passive income or hold certain amounts of assets for the production of passive income. Passive income includes dividends, royalties, rent, and annuities.

MORTGAGE-BACKED SECURITIES, INCLUDING GNMA CERTIFICATES, MORTGAGE-BACKED BONDS AND STRIPPED MORTGAGE-BACKED SECURITIES. Mortgage-backed securities include securities backed by Ginnie Mae and Fannie Mae as well as by private issuers. These securities represent collections (pools) of commercial and residential mortgages. These securities are generally pass-through securities, which means that principal and interest payments on the underlying securities (less servicing fees) are passed through to shareholders on a pro rata basis.

These securities carry general fixed income security risks, such as credit risk and interest rate risk, as well as prepayment risk.

MUNICIPAL SECURITIES. Municipal securities are debt obligations issued by local, state and regional governments that provide interest income that is exempt from federal income tax. These securities are subject to interest rate risk and credit risk.

NON-MORTGAGE ASSET-BACKED SECURITIES. Non-mortgage asset-backed securities include equipment trust certificates and interests in pools of receivables, such as motor vehicle installment purchase obligations and credit card receivables. Such securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in the underlying pools of assets. This means that principal and interest payments on the underlying securities (less servicing fees) are passed through to shareholders on a pro rata basis.

The value of some asset-backed securities may be particularly sensitive to changes in prevailing interest rates, and like other fixed income investments, the ability of the Portfolio to successfully use these instruments may depend in part upon the ability of an Adviser to forecast interest rates and other economic factors correctly.

PIK (PAY-IN-KIND) DEBT SECURITIES AND ZERO-COUPON BONDS. PIK debt securities are debt obligations which provide that the issuer may, at its option, pay interest on such bonds in cash or in the form of additional debt obligations. Such investments benefit the issuer by mitigating its need for cash to meet debt service, but also require a higher rate of return to attract investors who are willing to defer receipt of such cash.


Zero-coupon bonds are bonds that provide for no current interest payment and are sold at a discount. These investments pay no interest in cash to its holder during its life and usually trade at a deep discount from their face or par value. These investments may experience greater volatility in market value due to changes in interest rates than debt obligations which make regular payments of interest. A Portfolio will accrue income on such investments for tax accounting purposes, as required, which is distributable to shareholders and which, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities to satisfy the Portfolio's distribution obligations.

These securities are subject to credit risk and interest rate risk.

PREFERRED STOCKS. Preferred stocks are equity securities that generally pay dividends at a specified rate and have preference over common stock in the payment of dividends and liquidation. Preferred stock generally does not carry voting rights.

Preferred stocks are subject to market risk. In addition, because preferred stocks pay fixed dividends, an increase in interest rates may cause the price of a preferred stock to fall.


REAL ESTATE INVESTMENT TRUSTS. REITs are entities which invest in commercial and other real estate properties. Risks associated with investments in securities of companies in the real estate industry include: decline in the value of real estate; risks related to general and local economic conditions; overbuilding and increased competition; increases in property taxes and operating expenses; changes in zoning laws; casualty or condemnation losses; variations in rental income; changes in neighborhood values; the appeal of properties to tenants; and increases in interest rates. In addition, equity REITs may be affected by changes in the values of the underlying property owned by the trusts, while mortgage REITs may be affected by the quality of credit extended. REITs are dependent upon management skills, may not be diversified and are subject to the risks of financing projects. Such REITs are also subject to heavy cash flow dependency, defaults by borrowers, self liquidation and the possibility of failing to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended (the "Code"), and to maintain exemption from the 1940 Act. In the event an issuer of debt securities collateralized by real estate defaults, it is conceivable that the REITs could end up holding the underlying real estate. The Portfolio, as a shareholder of a REIT, bears a portion of the REIT's annual operating expenses.


REPURCHASE AGREEMENTS. Repurchase agreements involve the purchase of a security by a Portfolio and a simultaneous agreement by the seller (generally a bank or dealer) to repurchase the security from the Portfolio at a specified date or upon demand. This technique offers a method of earning income on idle cash.


Repurchase agreements involve credit risk, I.E., the risk that the seller will fail to repurchase the security, as agreed. In that case, a Portfolio will bear the risk of market value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security.


REVERSE REPURCHASE AGREEMENTS.   Reverse repurchase agreements involve the sale
of a security by a Portfolio to another party (generally a bank or dealer) in return for cash and an agreement by the Portfolio to buy the security back at a specified price and time.


Reverse repurchase agreements will be used primarily to provide cash to satisfy unusually high redemption requests or for other temporary or emergency purposes. Reverse repurchase agreements are considered a form of borrowing by the Portfolio and, therefore, are a form of leverage. Leverage may cause any gains or losses of a Portfolio to be magnified.

RIGHTS AND WARRANTS.   Warrants basically are options to purchase equity
securities at specific prices valid for a specific period of time. Their prices do not necessarily move parallel to the prices of the underlying securities. Rights are similar to warrants, but normally have a short duration and are distributed directly by the issuer to its shareholders. Rights and warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer. These investments carry the risk that they may be worthless to the Portfolio at the time it may exercise its rights, due to the fact that the underlying securities have a market value less than the exercise price. Warrants also include Low Exercise Price Call Warrants or other structured securities for the purpose of gaining exposure to stocks in difficult to access foreign local markets.

SECURITIES LOANS. For purposes of realizing additional income, a Portfolio may lend securities to broker-dealers or institutional investors approved by the Board of Trustees of the Trust. All securities loans will be made pursuant to agreement requiring the loans to be continuously secured by collateral in cash or high grade debt obligations at least equal at all times to the market value of the loaned securities. The borrower pays to the Portfolio an amount equal to any dividends or interest received on loaned securities. The Portfolio retains all or a portion of the interest received on investment of cash collected or receives a fee from the borrower.

The risk in lending portfolio securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral, or in the recovery of the securities or possible loss of rights in their collateral should the borrower fail financially.

SHORT SALES. Short sales are sales of securities that the seller does not own. The seller must borrow the securities to make delivery to the buyer. A short sale may be uncollateralized or against-the-box. A short sale is "against-the-box" if at all times when the short position is open, the seller owns an equal amount of the securities sold short or securities convertible into, or exchanged without further consideration for, securities of the same issue as the securities sold short.

The price of securities purchased to replace borrowed securities sold short may be greater than proceeds received in the short sale resulting in a loss to the Portfolio.

STRUCTURED NOTES. A form of hybrid investment, structured notes are derivatives on which the amount of principal repayment and/or interest payments is based upon the movement of one or more factors. Structured notes are interests in entities organized and operated for the purpose of restructuring the investment characteristics of debt obligations. Structured notes are typically sold in private placement transactions, and there currently is no active trading market for structured notes.

Structured notes are also subject to credit risk and interest rate risk and can have volatile prices.

U.S. GOVERNMENT SECURITIES. U.S. Government securities include direct obligations of the U.S. Government that are supported by its full faith and credit, like Treasury bills and GNMA certificates. Treasury bills have initial maturities of less than one year, Treasury notes have initial maturities of one to ten years and Treasury bonds may be issued with any maturity but generally have maturities of at least ten years. U.S. Government securities also include indirect obligations of the U.S. Government that are issued by federal agencies and government-sponsored entities, like bonds and notes issued by the Federal Home Loan Bank and Fannie Mae. Unlike Treasury securities, agency securities generally are not backed by the full faith and credit of the U.S. Government. Some agency securities are supported by the right of the issuer to borrow from the Treasury, others are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations and others are supported only by the credit of the sponsoring agency.

U.S. Government securities are subject to interest rate risk. Credit risk is remote.

DEFENSIVE INVESTMENTS


Under adverse market or economic conditions, a Portfolio could invest for temporary defensive purposes some or all of its assets in money market securities or utilize other investment strategies that may be inconsistent with a Portfolio's principal investment strategy. Temporary defensive instruments generally include U.S. government securities, bank time deposits denominated in the currency of any major nation, commercial paper and repurchase agreements. The Adviser may also invest in these types of securities or hold cash while looking for suitable investment opportunities or to maintain liquidity. Although a Portfolio would employ these measures only in seeking to avoid losses, they could reduce the benefit from an upswing in the market or prevent the Portfolio from meeting its investment objective.


PORTFOLIO TURNOVER


The Portfolios' Advisers will sell a security when they believe it is appropriate to do so, regardless of how long a Portfolio has owned that security. Buying and selling securities generally involves some expense to a Portfolio, such as commissions paid to brokers and other transaction costs. Generally speaking, the higher a Portfolio's annual portfolio turnover rate, the greater its brokerage costs. Increased brokerage costs may adversely affect a Portfolio's performance. The Portfolios, with the exception of PIMCO Inflation Protected Bond Portfolio, PIMCO Total Return Portfolio and Van Kampen Mid Cap Growth Portfolio, generally intend to purchase securities for long-term investment and therefore will have a relatively low turnover rate. Annual turnover rate of 100% or more is considered high and will result in increased costs to the Portfolios. PIMCO Inflation Protected Bond Portfolio, PIMCO Total Return Portfolio and Van Kampen Mid Cap Growth Portfolio generally will have annual turnover rates of 100% or more.


DOWNGRADES IN FIXED INCOME DEBT SECURITIES

Unless required by applicable law, the Portfolios are not required to sell or dispose of any debt security that either loses its rating or has its rating reduced after a Portfolio purchases the security.

MANAGEMENT

The Trust's Board of Trustees is responsible for managing the business affairs of the Trust. The Trustees meet periodically to review the affairs of the Trust and to establish certain guidelines which the Manager and Advisers are expected to follow in implementing the investment policies and objectives of the Trust. The Trustees also review the management of the Portfolios' assets by the Advisers. Information about the Trustees and executive officers of the Trust is contained in the SAI.

THE MANAGER


Met Investors Advisory, LLC (the "Manager"), 5 Park Plaza, Suite 1900, Irvine, California 92614, has overall responsibility for the general management and administration of all of the Portfolios. The Manager selects and pays the fees of the Advisers for each of the Trust's Portfolios and monitors each Adviser's investment program. The Manager is an affiliate of MetLife.


As compensation for its services to the Portfolios, the Manager receives monthly compensation at an annual rate of a percentage of the average daily net assets of each Portfolio. The management fees for each Portfolio are:


PORTFOLIO                              MANAGEMENT FEE
Met/AIM Capital Appreciation Portfolio 0.80% of first $100 million of such assets plus
                                       0.75% of such assets over $100 million up to $200 million
                                       plus 0.70% of such assets over $200 million up to $1 billion plus 0.65% of such assets over $1 billion
---------------------------------------------------------------------------------------------------
Met/AIM Small Cap Growth Portfolio     0.88% of first $500 million of such assets plus
                                       0.83% of such assets over $500 million
---------------------------------------------------------------------------------------------------
BlackRock High Yield Portfolio         0.60% of such assets
---------------------------------------------------------------------------------------------------
BlackRock Large Cap Core Portfolio     0.625% of first $250 million of such assets plus
                                       0.60% of such assets over $250 million up to $500 million
                                       plus 0.575% of such assets over $500 million up to $1
                                       billion plus 0.55% of such assets over $1 billion up to $2 billion plus 0.50% of such assets over $2 billion
---------------------------------------------------------------------------------------------------
Clarion Global Real Estate Portfolio   0.70% of first $200 million of such assets plus
                                       0.65% of such assets over $200 million up to $750 million
                                       plus 0.55% of such assets over $750 million
---------------------------------------------------------------------------------------------------
Dreman Small Cap Value Portfolio       0.800% of first $100 million of such assets plus 0.775% of such assets over $100 million up to $500 million plus
                                       0.750% of such assets over $500 million up to $1 billion
                                       plus 0.725% of such assets over $1 billion
---------------------------------------------------------------------------------------------------
Met/Franklin Mutual Shares Portfolio   0.80% of such assets
---------------------------------------------------------------------------------------------------
Janus Forty Portfolio                  0.65% on first $1 billion of such assets plus
                                       0.60% of such assets over $1 billion
---------------------------------------------------------------------------------------------------
Lazard Mid Cap Portfolio               0.70% of first $500 million of such assets plus 0.675% of
                                       such assets over $500 million up to $1 billion plus 0.60% of such assets over $1 billion
---------------------------------------------------------------------------------------------------
Legg Mason Value Equity Portfolio      0.65% of first $200 million of such assets plus 0.63% of
                                       such assets over $200 million.
---------------------------------------------------------------------------------------------------

PORTFOLIO                                MANAGEMENT FEE
Lord Abbett Growth and Income Portfolio  0.60% of first $600 million of such assets plus
                                         0.55% of such assets over $600 million up to $1.1 billion
                                         plus 0.50% of such assets over $1.1 billion up to $1.5
                                         billion plus 0.45% of such assets over $1.5 billion
------------------------------------------------------------------------------------------------------
Lord Abbett Mid Cap Value Portfolio      0.70% of first $200 million of such assets plus
                                         0.65% of such assets over $200 million up to $500 million
                                         plus 0.625% of such assets over $500 million
------------------------------------------------------------------------------------------------------
MFS(R) Emerging Markets Equity Portfolio 1.05% of first $250 million of such assets plus 1.00% of such assets over $250 million up to $500 million plus
                                         0.85% of such assets over $500 million up to $1 billion plus
                                         0.75% of such assets over $1 billion
------------------------------------------------------------------------------------------------------
MFS(R) Research International Portfolio  0.80% of first $200 million of such assets plus
                                         0.75% of such assets over $200 million up to $500 million
                                         plus 0.70% of such assets over $500 million up to $1 billion plus 0.65% of such assets over $1 billion
------------------------------------------------------------------------------------------------------
PIMCO Inflation Protected Bond Portfolio 0.50% of first $1.2 billion of such assets plus 0.45% of such assets over $1.2 billion
------------------------------------------------------------------------------------------------------
PIMCO Total Return Portfolio             0.50% of first $1.2 billion of such assets plus 0.475% of
                                         such assets over $1.2 billion
------------------------------------------------------------------------------------------------------
Pioneer Fund Portfolio                   0.750% of first $250 million of such assets plus 0.700% of such assets over $250 million up to $500 million plus
                                         0.675% of such assets over $500 million up to $1 billion
                                         plus 0.650% of such assets over $1 billion up to $2 billion plus 0.600% of such assets over $2 billion
------------------------------------------------------------------------------------------------------
Pioneer Strategic Income Portfolio       0.60% of first $500 million of such assets plus 0.55% of
                                         such assets over $500 million up to $1 billion plus 0.53% of such assets over $1 billion
------------------------------------------------------------------------------------------------------
Third Avenue Small Cap Value Portfolio   0.75% of first $1 billion of such assets plus 0.70% of such assets over $1 billion
------------------------------------------------------------------------------------------------------
Van Kampen Comstock Portfolio            0.65% of first $500 million of such assets plus
                                         0.60% of such assets over $500 million up to $1 billion
                                         plus 0.525% of such assets over $1 billion
------------------------------------------------------------------------------------------------------
Van Kampen Mid Cap Growth Portfolio      0.70% of first $200 million of such assets plus 0.65% of
                                         such assets over $200 million up to $500 million plus
                                         0.625% of such assets over $500 million
------------------------------------------------------------------------------------------------------


A discussion regarding the basis of the decision of the Trust's Board of Trustees to approve the Management Agreement with the Manager and the investment advisory agreements with the Advisers is available in each Portfolio's annual or semi-annual report.

EXPENSE LIMITATION AGREEMENT


In the interest of limiting expenses of certain Portfolios until April 30, 2009, the Manager has entered into an expense limitation agreement with the Trust ("Expense Limitation Agreement"). Pursuant to that Expense Limitation Agreement, the Manager has agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses of the Portfolios set forth below, other than interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, other extraordinary expenses not incurred in the ordinary course of each Portfolio's business and amounts payable pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act, are limited to the following respective expense ratios:



                                                 TOTAL EXPENSES LIMITED TO
      PORTFOLIOS                                 (% OF DAILY NET ASSETS)
      Dreman Small Cap Value Portfolio                     1.10%
      Met/Franklin Mutual Shares Portfolio                 0.90%
      Lazard Mid Cap Portfolio                             0.80%
      MFS/(R)/ Emerging Markets Equity Portfolio           1.30%
      Pioneer Fund Portfolio                               1.00%
      Van Kampen Mid Cap Growth Portfolio                  0.90%



Each Portfolio may at a later date reimburse the Manager the management fees waived or limited and other expenses assumed and paid by the Manager pursuant to the Expense Limitation Agreement provided such Portfolio has reached a sufficient asset size to permit such reimbursement to be made without causing the total annual expense ratio of such Portfolio to exceed the percentage limits stated above. Consequently, no reimbursement by a Portfolio will be made unless: (i) the Portfolio's total annual expense ratio is less than the respective percentages stated above; and (ii) the payment of such reimbursement has been approved by the Trust's Board of Trustees.


The total amount of reimbursement to which the Manager may be entitled will equal, at any time, the sum of (i) all investment management fees previously waived or reduced by the Manager and (ii) all other payments previously remitted by the Manager to the Portfolio during any of the previous five fiscal years, less any reimbursement that the Portfolio has previously paid to the Manager with respect to (a) such investment management fees previously waived or reduced and (b) such other payments previously remitted by the Manager to the Portfolio.

THE ADVISERS

Under the terms of the agreements between each Adviser and the Manager, the Adviser will develop a plan for investing the assets of each Portfolio, select the assets to be purchased and sold by each Portfolio, select the broker-dealer or broker-dealers through which the Portfolio will buy and sell its assets, and negotiate the payment of commissions, if any, to those broker-dealers. Each Adviser follows the investment policies set by the Manager and the Board of Trustees for each of the Portfolios. Day-to-day management of the investments in each Portfolio is the responsibility of the Adviser's portfolio managers. The portfolio managers of each Portfolio are indicated below following a brief description of each Adviser. The SAI provides additional information about each committee member's or portfolio manager's compensation, other accounts managed and the person's ownership of securities in the Portfolio.

The Trust and the Manager have received an exemptive order from the Securities and Exchange Commission that permits the Manager, subject to certain conditions, and without the approval of shareholders to: (a) employ a new unaffiliated investment adviser for a Portfolio pursuant to the terms of a new investment advisory agreement, in each case either as a replacement for an existing Adviser or as an additional Adviser; (b) change the terms of any investment advisory agreement; and (c) continue the employment of an existing Adviser on the same advisory contract terms where a contract has been assigned because of a change in control of the Adviser. In such circumstances, shareholders would receive notice of such action, including the information concerning the new Adviser that normally is provided in a proxy statement.

The Manager pays each Adviser a fee based on the Portfolio's average daily net assets. No Portfolio is responsible for the fees paid to each of the Advisers.


INVESCO AIM CAPITAL MANAGEMENT, INC. ("AIM"), 11 Greenway Plaza, Suite 100, Houston, Texas 77046, is the Adviser to the Met/AIM Capital Appreciation and Met/AIM Small Cap Growth Portfolios of the Trust. AIM has acted as an investment adviser since its organization in 1986. Today, AIM, together with its affiliates, advises or manages investment portfolios, including the Portfolios, encompassing a broad range of investment objectives. AIM is an indirect wholly owned subsidiary of AMVESCAP PLC, London, England. Total net assets under the management of AIM and its affiliates was approximately $149 billion as of December 31, 2007.


MET/AIM CAPITAL APPRECIATION PORTFOLIO


  . ROBERT J. LLOYD, (LEAD MANAGER), Senior Portfolio Manager, has been responsible for the Portfolio since 2003 and has been associated with AIM and/or its affiliates since 2000.

  . RYAN A. AMERMAN, Portfolio Manager, has been responsible for the Portfolio since 2008 and has been associated with AIM and/or its affiliates since 1996.

They are assisted by the Adviser's Multi-cap Growth Team which is comprised of portfolio managers and research analysts. Team members provide research support and make securities recommendations with respect to the Portfolio, but do not have day-to-day management responsibilities with respect to the Portfolio. Members of the Team may change from time to time.


MET/AIM SMALL CAP GROWTH PORTFOLIO

  . JULIET S. ELLIS (LEAD MANAGER), Senior Portfolio Manager, has been responsible for the Portfolio since 2004 and has been associated with AIM and/or its affiliates since 2004. From 2000 to 2004, she was Managing Director and from 1993 to 2004, she was a senior portfolio manager with JPMorgan Fleming Asset Management.


  . JUAN R. HARTSFIELD, Portfolio Manager, has been responsible for the Portfolio since 2004 and has been associated with AIM and/or its affiliates since 2004. From 2000 to 2004, he was a co-portfolio manager with JPMorgan Fleming Asset Management.

  . CLAY MANLEY, Portfolio Manager, has been responsible for the Portfolio since 2008 and has been associated with AIM and/or its affiliates since 2001.


  . They are assisted by the Small Cap Core/Growth Team which may be comprised of portfolio managers, research analysts and other investment professionals of AIM. Team members provide research support and make securities recommendations with respect to the Portfolio's holdings, but do not have day-to-day management responsibilities with respect to the Portfolio's holdings. Members of the Team may change from time to time.


BLACKROCK ADVISORS, LLC, 100 Bellevue Parkway, Wilmington, Delaware 19809, is the Adviser to the BlackRock Large Cap Core Portfolio of the Trust. BlackRock Advisors, LLC is a wholly-owned subsidiary of BlackRock, Inc., which is an affiliate of The PNC Financial Services Group, Inc. and Merrill Lynch & Co., Inc.

  . ROBERT C. DOLL, Jr., is the senior portfolio manager and is primarily responsible for the day-to-day management of the Portfolio and the selection of its investments. He has been the Portfolio's and its predecessor's portfolio manager since 2003. Mr. Doll has been Vice Chairman and Director of BlackRock, Inc. and Global Chief Investment Officer for Equities, Chairman of the BlackRock Retail Operating Committee and member of the BlackRock Executive Committee since 2006. Mr. Doll was President of FAM and its affiliate, Merrill Lynch Investment Managers, L.P. ("MLIM"), from 2001 to 2006. He was President and a member of the Board of the funds advised by MLIM and its affiliates from 2005 to 2006.

BLACKROCK FINANCIAL MANAGEMENT, INC. ("BFM"), 40 East 52/nd/ Street, New York, New York 10022, is the Adviser to the BlackRock High Yield Portfolio of the Trust. BFM is a wholly owned subsidiary of BlackRock, Inc., one of the world's largest asset management firms with over $1 trillion in assets under management as of December 31, 2007.

  . The Portfolio is managed by a team of investment professionals at BlackRock. The lead members of the team are KEVIN J. BOOTH, Managing Director of BFM since 2006, and JAMES KEENAN, Director of BFM since 2004. JEFF GARY, Managing Director of BFM since 2003, and SCOTT AMERO, Managing Director of BFM since 1990, are also part of the Portfolio's management team.

  . MR. BOOTH, CFA, is co-head of the high yield team within BlackRock's Fixed Income Portfolio Management Group. His primary responsibilities are managing portfolios and directing investment strategy. He specializes in hybrid high yield portfolios, consisting of leveraged bank loans, high yield bonds, and distressed obligations. Mr. Booth joined BFM following the merger with Merrill Lynch Investment Managers ("MLIM") in 2006. Prior to joining BFM, Mr. Booth was a Managing Director (Global Fixed Income) of MLIM in 2006, a Director from 1998 to 2006 and was a Vice President of MLIM from 1991 to 1998. He has been a portfolio manager with BlackRock or MLIM since 1992, and was a member of MLIM's bank loan group from 2000 to 2006.

  . MR. KEENAN, CFA, is co-head of the high yield team within BlackRock's Fixed Income Portfolio Management Group. His primary responsibilities are managing portfolios and directing investment strategy. Prior to joining BFM in 2004, Mr. Keenan was a senior high yield trader at Columbia Management Group from 2003 to 2004. Mr. Keenan began his investment career at UBS Global Asset Management where he held roles as a trader, research analyst and a portfolio analyst from 1998 through 2003.

  . MR. GARY is a portfolio manager of the high yield team within BlackRock's Fixed Income Portfolio Management Group. Prior to joining BFM in 2003, he was a Managing Director and portfolio manager with AIG (American General) Investment Group.

  . MR. AMERO is BlackRock's Global Chief Investment Officer for Fixed Income and co-head of the Fixed Income Portfolio Management Group. He is a member of the Executive, Operating and Management Committees and Chairman of the Fixed Income Investment Strategy Group that is responsible for global fixed income strategy, asset allocation and overall management of client portfolios.

  . MR. GARY and MR. AMERO have been portfolio managers of the Portfolio since 2006, and MR. BOOTH and MR. KEENAN have been part of the portfolio management team since 2007.


PRIOR EXPERIENCE WITH COMPARABLE FUND

The BlackRock High Yield Portfolio and the BlackRock Funds High Yield Bond Portfolio, which is also advised by BlackRock, have substantially similar investment objectives, policies, and strategies. BlackRock began managing the Portfolio in August, 2006. In order to provide you with information regarding the investment capabilities of BlackRock, performance information regarding the BlackRock Funds High Yield Bond Portfolio is presented. Management fees paid by the BlackRock Funds High Yield Portfolio are less than the fees paid by the Portfolio. If the same level of management fees charged to the Portfolio had been charged to the BlackRock Funds High Yield Bond Portfolio, the average annual return during the period would have been less than the returns set forth below. The result assumes that the current management fee paid by the BlackRock Funds High Yield Bond Portfolio, as a percentage of average net assets, applied to all prior periods. Such performance information should not be relied upon as an indication of the future performance of the Portfolio because, among other things, the asset sizes and expenses of BlackRock Funds High Yield Bond Portfolio and the Portfolio will vary.


The table below compares the BlackRock Funds High Yield Bond Portfolio's average annual compounded total returns for the 1- and 5- year periods and from inception through 12/31/07, with the Lehman Brothers U.S. Corporate High Yield
- 2% Issuer Cap Index (" Lehman HY Index"). An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index. The calculations of total return assume the reinvestment of all dividends and capital gain distributions and the deduction of all recurring expenses that were charged to shareholder accounts. These figures do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower.



           Average Annual Total Returns as of 12/31/07
------------------------------------------------------------------
                                                 Since   Inception
                                 1 Year 5 Year Inception   Date
-------------------------------- ------ ------ --------- ---------
BlackRock Funds High Yield Bond
 Portfolio--Institutional shares  2.80% 11.37%   7.26%   11/19/98
Lehman HY Index                   2.27% 10.75%   5.96%*
*Performance data is from 11/30/98.
                                  ----  -----    ----    --------

ING CLARION REAL ESTATE SECURITIES L.P. (the "Adviser") serves as Adviser to the Clarion Global Real Estate Portfolio of the Trust. The Adviser was founded in 1969 and is a Delaware limited partnership. The Adviser is an indirect, wholly-owned subsidiary of ING Groep, N.V. and is an affiliate of ING Investments. The Adviser's principal address is 200 King of Prussia, Radnor, PA 19087. The Adviser is in the business of providing investment advice to institutional and individual client accounts which, as of December 31, 2007, were valued in excess of $17 billion.

The following individuals are jointly responsible for the day-to-day management of the Portfolio.

  . T. RITSON FERGUSON, Chief Investment Officer ("CIO") and Portfolio Manager, has 22 years of real estate investment experience. Mr. Ferguson has managed the ING Global Real Estate Fund's portfolio since November 2001. Mr. Ferguson has served as Co-CIO and more recently CIO of the Adviser since 1991.

  . STEVEN D. BURTON, Managing Director and Portfolio Manager, is a member of the Adviser's Investment Committee and has managed the ING Global Real Estate Fund's portfolio since November 2001. He is also responsible for evaluating the investment potential of public real estate companies outside of the U.S. Mr. Burton joined the Adviser in 1995.

  . JOSEPH P. SMITH, Managing Director and Portfolio Manager, is a member of the Adviser's Investment Committee of the Adviser and has managed the ING Global Real Estate Fund's portfolio since February 2007. Mr. Smith joined ING Clarion in 1997 and has 14 years of real estate investment management experience.

PRIOR EXPERIENCE WITH COMPARABLE FUND

The Adviser became the adviser to the Clarion Global Real Estate Portfolio in April 2008. In order to provide you with information regarding the investment capabilities of the Adviser, performance information regarding the ING Global Real Estate Fund ("ING Fund") is presented. The Portfolio and the ING Fund, which is also advised by the Adviser, have substantially similar investment objectives, policies, and strategies. Management fees paid by the ING Fund are higher than the fees paid by the Portfolio. If the same level of management fees charged to the Portfolio had been charged to the ING Fund, the average annual return during the period would have been higher than the returns set forth below. Such performance information should not be relied upon as an indication of the future performance of the Portfolio because, among other things, the asset sizes and expenses of ING Fund and the Portfolio will vary.

The table below compares the ING Global Real Estate Fund's average annual compounded total returns on a before tax basis for the 1- and 5-year periods and from inception through 12/31/07 with the S&P/Citigroup World Property Index, an unmanaged index which tracks the performance of the investable universe of publicly traded property companies with more than 450 constituents from 24 countries. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index. The calculations of total return assume the reinvestment of all dividends and capital gain distributions and the deduction of all recurring expenses that were charged to shareholder accounts. These figures do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower.

         Average Annual Total Return as of 12/31/07
------------------------------------------------------------
                                                      Since
                                     1 Year 5 Years Inception
------------------------------------ ------ ------- ---------
ING Global Real Estate Fund--Class A
 Before Taxes                        -6.87% 23.49%   20.77%*
S&P/Citigroup World Property Index   -7.27% 23.55%   20.32%*
*Inception date is 11/5/01.



DREMAN VALUE MANAGEMENT, LLC ("Dreman"), 520 East Cooper Avenue, Aspen, Colorado 81611 is the Adviser to the Dreman Small Cap Value Portfolio of the Trust. Dreman was founded in 1977 and managed over $18 billion in assets as of December 31, 2007.

  . Messrs. DAVID M. DREMAN, E. CLIFTON HOOVER, JR and MARK ROACH serve as Co-Portfolio Managers of the Portfolio. Mr. Dreman is the founder, Chairman and Chief Investment Officer of Dreman and has been with Dreman since its inception in 1997. Mr. Hoover is a Co-Chief Investment Officer, Co-Research Director and Portfolio Manager of Dreman's Large and Small Cap Value Strategies. Mr. Hoover joined Dreman in December 2006. Prior to that time, he was a Managing Director and Portfolio Manager at NFJ Investment Group since 1997. Mr. Roach is a Managing Director of Dreman and a Portfolio Manager of Mid-Cap and Small-Cap Products. Mr. Roach joined Dreman in November 2006. Prior to that time, he was with Vaughn Nelson Investment Management since 2002 and has been in the investment management business since 1997.


PRIOR EXPERIENCE WITH COMPARABLE FUND


The Dreman Small Cap Value Portfolio and the DWS Dreman Small Cap Value Fund, (formerly Scudder Dreman Small Cap Value Fund) which is also advised by Dreman, have substantially similar investment objectives, policies, and strategies. Since the Portfolio commenced operations in 2005, it does not have a significant operating history. In order to provide you with information regarding the investment capabilities of Dreman, performance information regarding the DWS Dreman Small Cap Value Fund is presented. Management fees paid by the DWS Dreman Small Cap Value Fund are less than the fees paid by the Portfolio. If the same level of management fees charged to the Portfolio had been charged to the DWS Dreman Small Cap Value Fund, the average annual return during the periods would have been lower than the numbers set forth below. This result assumes that the current management fee paid by the DWS Dreman Small Cap Value Fund, as a percentage of average net assets, applied in all prior periods. Such performance information should not be relied upon as an indication of the future performance of the Portfolio because, among other things, the asset sizes and expenses of DWS Dreman Small Cap Value Fund and the Portfolio will vary.

The table below compares the DWS Dreman Small Cap Value Fund's average annual compounded total returns for the 1-, 5- and 10-year periods through 12/31/07 with the Russell 2000 Value Index, an unmanaged under which measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index. The calculations of total return assume the reinvestment of all dividends and capital gain distributions and the deduction of all recurring expenses that were charged to shareholder accounts. These figures do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower.


            Average Annual Total Return as of 12/31/07
-----------------------------------------------------------------
                                             1 Year 5 Year 10 Year
-------------------------------------------- ------ ------ -------
Dreman Small Cap Value Fund (Class A shares)
 (Without Sales Charge)                       2.48% 20.00%  8.07%
Russell 2000 Value Index                     -9.79% 15.90%  9.06%



JANUS CAPITAL MANAGEMENT LLC ("Janus"), 151 Detroit Street, Denver, Colorado 80206, is the Adviser to the Janus Forty Portfolio of the Trust. Janus (together with its predecessors) has served as an investment adviser since 1969 and serves as investment adviser or sub-adviser to Separately Man-aged Accounts, Mutual Funds, as well as Commingled Pools or private funds, and Wrap Fee Accounts. Janus is a direct subsidiary of Janus Capital Group Inc. ("JCGI"), a publicly traded company with principal operations in financial asset management businesses. JCGI owns approximately 95% of Janus, with the remaining 5% held by Janus Management Holdings Corporation. As of December 31, 2007, JCGI had approximately $206.7 billion in assets under management.

RON SACHS, CFA, manages the Janus Forty Portfolio, which he has managed since January 2008. Mr. Sachs is also Portfolio Manager of other Janus accounts. Mr. Sachs joined Janus in 1996 as a research analyst, and has acted as a Portfolio Manager of other Janus-advised mutual funds since June 2000. Mr. Sachs holds a Bachelor's degree (cum laude) in Economics from Princeton and a law degree from the University of Michigan. He holds the Chartered Financial Analyst designation.

LAZARD ASSET MANAGEMENT LLC, 30 Rockefeller Plaza, New York, New York 10112-6300, ("Lazard") serves as the Adviser to the Lazard Mid Cap Portfolio of the Trust. Lazard is a wholly-owned subsidiary of Lazard, Ltd., Clarendon House, 2 Church Street, Hamilton HM 11, Bermuda. Lazard and its global affiliates provide investment management services to client discretionary accounts with assets totaling approximately $126.9 billion as of December 31, 2007. Its clients are both individuals and institutions, some of whose accounts have investment policies similar to those of the Portfolio.


The following individuals are jointly responsible for managing the Portfolio:

  . CHRISTOPHER BLAKE, Managing Director, Portfolio/Analyst. Christopher Blake is a Managing Director of Lazard and a Portfolio Manager/Analyst for the U.S. Mid Cap and Strategic Equity portfolios (including the North American Equity Fund, the brand name of the U.S. Strategic Equity offshore fund). He joined Lazard in 1995. Mr. Blake was a Lazard Research Analyst covering the consumer sector, and beginning in 1996, was a Research Analyst on the U.S. Small Cap team.

  . GARY BUESSER, CFA, Director, Portfolio Manager. He is a Portfolio Manager for the U.S. Mid Cap and Strategic Equity portfolios. Prior to joining the Lazard in 2000, Mr. Buesser worked for Evergreen Funds, SG Cowen, Shearson Lehman Brothers, and Kidder Peabody. He began working in the investment field in 1983.

  . ROBERT A. FAILLA, CFA, Director, Portfolio Manager. Robert Failla is a Senior Vice President of Lazard, and a Portfolio Manager for the U.S. Mid Cap and Strategic Equity portfolios. Prior to joining Lazard in 2003,
     Mr. Failla was associated with AllianceBernstein, where he worked as a Portfolio Manager on a large-cap and all-cap product. He began working in the investment field in 1993.

  . ANDREW LACEY, Deputy Chairman, U.S. and Global Products. Andrew Lacey is a Deputy Chairman of Lazard for U.S. and Global products. He is also a portfolio manager on the U.S. Equity, U.S. Equity Select, U.S. Equity Value, U.S. Mid Cap, and U.S. Strategic products. Mr. Lacey become a full-time member of the equity team in 1996.

PRIOR EXPERIENCE WITH COMPARABLE FUND


The Lazard Mid Cap Portfolio and the Lazard Mid Cap Fund, which is also advised by Lazard, have substantially similar investment objectives, policies, and strategies. Lazard began managing the Portfolio in December 2005. In order to provide you with information regarding the investment capabilities of Lazard, performance information regarding the Lazard Mid Cap Fund is presented. Management fees paid by the Lazard Mid Cap Fund are greater than the fees paid by the Portfolio. If the same level of management fees charged to the Portfolio had been charged to the Lazard Mid Cap Fund, the average annual return during the period would have been higher than the returns set forth below. This result assumes that the current management fee paid by the Lazard Mid Cap Fund, as a percentage of average net assets, applied to all prior periods. Such performance information should not be relied upon as an indication of the future performance of the Portfolio because, among other things, the asset sizes and expenses of Lazard Mid Cap Fund and the Portfolio will vary.

The table below compares the Lazard Mid Cap Fund's average annual compounded total returns for the 1-, 5- and 10-year periods through 12/31/07 with the S&P Mid Cap 400 Index, an unmanaged index which measures the performance of mid-sized companies and covers approximately 7% of the U.S. equities market. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index. The calculations of total return assume the reinvestment of all dividends and capital gain distributions and the deduction of all recurring expenses that were charged to shareholder accounts. These figures do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower.



          Average Annual Total Return as of 12/31/07
-------------------------------------------------------------
                                         1 Year 5 Year 10 Year
---------------------------------------- ------ ------ -------
Lazard Mid Cap Fund--Institutional Class  2.93% 14.38%   9.61%
S&P Mid Cap 400 Index                     7.98% 16.20%  11.19%



LEGG MASON CAPITAL MANAGEMENT, INC. ("LMCM"), 100 Light Street, Baltimore, Maryland 21202, is the Adviser to the Legg Mason Value Equity Portfolio of the Trust. LMCM provides investment advisory services for registered mutual funds, company retirement plans, foundations, endowments, trust companies, and high net-worth individuals. As of December 31, 2007, LMCM and its sister company had aggregate assets under management of approximately $59.7 billion.

  . MARY CHRIS GAY, as portfolio manager, has primary responsibility for the day-to-day management of the Portfolio. Ms. Gay will employ the investment strategies of Bill Miller, the Chief Investment Officer ("CIO") of LMCM. Ms. Gay is a Senior Vice President and Portfolio Manager at LMCM. Ms. Gay has managed or co-managed equity funds advised by LMCM since 1998 and has been employed by one or more affiliates of Legg Mason, Inc. ("Legg Mason") since 1989. Mr. Miller, as CIO, leads LMCM's investment team and is the creator of the LMCM investment process. Mr. Miller has been associated with Legg Mason since 1982.

PRIOR EXPERIENCE WITH COMPARABLE FUND

The Legg Mason Value Equity Portfolio and the Legg Mason Value Trust, Inc. ("Legg Mason Value Trust"), which is also advised by LMCM, have substantially similar investment objectives, policies and strategies. LMCM began managing the Legg Mason Value Trust on April 1, 2005. Prior to that date, the Legg Mason Value Trust was managed by Legg Mason Funds Management, Inc. ("LMFM"), an affiliate of LMCM. LMFM and LMCM have substantially the same portfolio management personnel. The Legg Mason Value Trust is managed in the same manner both before and after April 1, 2005. Since the Portfolio commenced operations in November, 2005, it does not have a significant operating history. In order to provide you with information regarding the investment capabilities of LMCM, performance information regarding the Legg Mason Value Trust is presented. Management fees paid by the Legg Mason Value Trust are more than the fees paid by the Portfolio. If the same level of management fees charged to the Portfolio had been charged to the Legg Mason Value Trust, the average annual return during the period would have been higher than the returns set forth below. This result assumes that the current management fee paid by the Legg Mason Value Equity Trust, as a percentage of average net assets, applied in all prior periods. Such performance information should not be relied upon as an indication of the future performance of the Portfolio because, among other things, the asset sizes and expenses of Legg Mason Value Trust and the Portfolio will vary.


The table below compares the Legg Mason Value Trust's average annual compounded total returns for the 1-, 5- and 10-year periods through December 31, 2007 with the Standard & Poor's 500 Composite Stock Index ("S&P 500 Index"). An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index. The calculations of total return assume the reinvestment of all dividends and capital gain distributions and the deduction of all recurring expenses that were charged to shareholder accounts. These figures do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower.



            Average Annual Total Return as of 12/31/07
-----------------------------------------------------------------
                                             1 Year 5 Year 10 Year
-------------------------------------------- ------ ------ -------
Legg Mason Value Trust--Primary Class shares -6.66% 10.83%  7.92%
S&P 500 Index                                 5.49% 12.83%  5.91%



LORD, ABBETT & CO. LLC ("Lord Abbett"), 90 Hudson Street, Jersey City, New Jersey 07302, is the Adviser to the Lord Abbett Growth and Income and Lord Abbett Mid Cap Value Portfolios of the Trust. Founded in 1929, Lord Abbett manages one of the nation's oldest mutual fund complexes, with assets under management of approximately $110 billion in mutual funds as of December 31, 2007.

LORD ABBETT GROWTH AND INCOME PORTFOLIO


  . ELI M. SALZMANN is primarily responsible for the day-to-day management of the Portfolio. Mr. Salzmann is a Partner of Lord Abbett and has been with Lord Abbett since 1997. Mr. Salzmann is the Investment Team Leader and has been a member of the investment team since 1998.

LORD ABBETT MID CAP VALUE PORTFOLIO

  . Lord Abbett uses a team of investment managers and analysts acting together to manage the Portfolio's investments. EDWARD K. VON DER LINDE heads the team and the other senior member of the team is Howard E. Hansen. Messrs. von der Linde and Hansen are primarily and jointly responsible for the day-to-day management of the Portfolio. Mr. von der Linde is a Partner and joined Lord Abbett in 1988. Mr. Hansen, Partner and Investment Manager, joined Lord Abbett in 1995.

FRANKLIN MUTUAL ADVISERS, LLC ("Franklin Mutual"), 101 John F. Kennedy Parkway, Short Hills, New Jersey 07078, is the Adviser to the Met/Franklin Mutual Shares Portfolio of the Trust. Franklin Mutual is an indirect, wholly-owned subsidiary of Franklin Resources, Inc. Together, Franklin Mutual and its affiliates managed over $643 billion in assets as of December 31, 2007.

The following individuals are jointly responsible for the day-to-day management of the Portfolio:

  . PETER A. LANGERMAN, Co-Portfolio Manager. Mr. Langerman is the President and Chief Executive Officer of Franklin Mutual. He rejoined Franklin Templeton in 2005. He joined Franklin Templeton in 1996, serving in various capacities, including President and Chief Executive Officer of Franklin Mutual and a member of the management team of the Franklin Mutual Series Fund, Inc., including the Mutual Shares Fund, before leaving in 2002 and serving as director of New Jersey's Division of Investment, overseeing employee pension funds.

  . F. DAVID SEGAL CFA, Co-Portfolio Manager. He joined Franklin Templeton in 2002.

  . DEBORAH A. TURNER CFA, Assistant Portfolio Manager. She joined Franklin Templeton in 1996.

Messrs. Langerman and Segal have primary responsibility for the investments of the Portfolio. Ms. Turner provides research and advice on the purchases and sales of individual securities and portfolio risk assessment.

PRIOR EXPERIENCE WITH COMPARABLE FUND

The Portfolio and the Mutual Shares Fund, a retail fund which is also advised by Franklin Mutual, have substantially similar investment objectives, policies, and strategies. Since the Portfolio commenced operations in April 2008, it does not have any operating history. In order to provide you with information regarding the investment capabilities of Franklin Mutual, performance information regarding the Mutual Shares Fund is presented. Management fees paid by the Mutual Shares Fund are lower than the fees to be paid by the Portfolio. If the same level of management fees charged to the Portfolio had been charged to the Mutual

Shares Fund, the average annual return during the period would have been lower than the returns set forth below. This result assumes that the current management fee paid by the Mutual Shares Fund, as a percentage of average net assets, applied to all prior periods. Such performance information should not be relied upon as an indication of the future performance of the Portfolio because, among other things, the asset sizes and expenses of the Mutual Shares Fund and the Portfolio will vary.

The table below compares the Franklin Income Fund's average annual compounded total returns for the 1-, 5- and 10-year periods through 12/31/07 with the S&P 500 Index. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index. The calculations of total return assume the reinvestment of all dividends and capital gain distributions and the deduction of all recurring expenses that were charged to shareholder accounts. These figures do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower.



    Average Annual Total Return as of 12/31/07
--------------------------------------------------
                            1 Year 5 Years 10 Years
--------------------------- ------ ------- --------
Mutual Shares Fund--Class Z  3.30%  14.25%   9.26%
S&P 500 Index                5.48%  12.82%   5.89%



MASSACHUSETTS FINANCIAL SERVICES COMPANY ("MFS"), 500 Boylston Street, Boston, Massachusetts 02116, is the Adviser to the MFS(R) Research International and MFS(R) Emerging Markets Equity Portfolios of the Trust. MFS is America's oldest mutual fund organization. MFS is a subsidiary of Sun Life of Canada (U.S.) Financial Services Holdings, Inc., which in turn is an indirect majority-owned subsidiary of Sun Life Financial Inc. (a diversified financial services company). MFS and its predecessor organizations have a history of money management dating from 1924 and the founding of the first mutual fund, Massachusetts Investors Trust. Net assets under the management of the MFS organization were approximately $198 billion as of December 31, 2007.

MFS(R) EMERGING MARKETS EQUITY PORTFOLIO

  . The Portfolio is managed by NICHOLAS D. SMITHIE, an investment officer of MFS. Mr. Smithie has been a portfolio manager with MFS since 2002 and has been in the investment management area of MFS since 1998.

PRIOR EXPERIENCE WITH COMPARABLE FUND

The MFS(R) Emerging Markets Equity Portfolio and the MFS(R) Emerging Markets Equity Fund, which is also advised by MFS, have substantially similar investment objectives, policies, and strategies. Since the Portfolio commenced operations in 2006, it does not have a significant operating history. MFS began managing all of the assets of the MFS(R) Emerging Markets Equity Fund on November 30, 1999. Prior to November 30, 1999, another investment adviser managed certain assets of the Fund. Performance information for periods prior to November 30, 1999 reflects this former sub-investment advisory relationship. In order to provide you with information regarding the investment capabilities of MFS, performance information regarding the MFS(R) Emerging Markets Equity Fund is presented. Management fees paid by the MFS(R) Emerging Markets Equity Fund are the same as the fees paid by the

Portfolio. Such performance information should not be relied upon as an indication of the future performance of the Portfolio because, among other things, the asset sizes and expenses of MFS(R) Emerging Markets Equity Fund and the Portfolio will vary.

The table below compares the MFS(R) Emerging Markets Equity Fund's average annual compounded total returns for the 1-, 5- and 10-year periods through 12/31/07 with the Morgan Stanley Capital International (MSCI) Emerging Markets Free Index, an unmanaged market capitalization weighted index that is designed to measure equity market performance in the global emerging markets. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index. The calculations of total return assume the reinvestment of all dividends and capital gain distributions and the deduction of all recurring expenses that were charged to shareholder accounts. These figures do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower.



                Average Annual Total Return as of 12/31/07
-------------------------------------------------------------------------
                                                     1 Year 5 Year 10 Year
---------------------------------------------------- ------ ------ -------
MFS(R) Emerging Markets Equity Fund (Class A shares)
 (Without Sales Charge)                              35.46% 35.61%  12.55%
MSCI Emerging Markets Index                          39.78% 37.46%  14.53%


MFS(R) RESEARCH INTERNATIONAL PORTFOLIO

  . The Portfolio is managed by a committee of research analysts under the general supervision of THOMAS MELENDEZ and JOSE LUIS GARCIA.


  . MR. MELENDEZ, an investment officer of MFS, joined MFS in 2002 as an associate portfolio manager with more than ten years experience, including three years as an Emerging Market Product Specialist for Schroders North America, two years as a General Manager for Schroders Argentina and three years as a Vice President, Latin American Fund Manager for Schroders Capital Management International, London.

  . MR. GARCIA, an investment officer of MFS and global equity research analyst, joined MFS in 2002. Prior to joining MFS, Mr. Garcia was Chief Executive Officer of Telefonica B2B in Mexico City for two years and for two years prior to that position, Principal of Texas Pacific Group.



PACIFIC INVESTMENT MANAGEMENT COMPANY LLC ("PIMCO"), 840 Newport Center Drive, Newport Beach, California 92660, is the Adviser to the PIMCO Total Return and PIMCO Inflation Protected Bond Portfolios of the Trust. PIMCO, a Delaware limited liability company, is a majority-owned subsidiary of Allianz Global Investors of America L.P. ("AGI LP"). Allianz SE is the indirect majority owner of AGI LP. Allianz SE is a European-based, multinational insurance and financial services holding company. As of December 31, 2007, PIMCO had approximately $746.3 billion in assets under management.

PIMCO TOTAL RETURN PORTFOLIO


  . WILLIAM H. GROSS, CFA, Managing Director and co-chief investment officer, was a founding partner of PIMCO in 1971.


PIMCO INFLATION PROTECTED BOND PORTFOLIO


  . MIHIR WORAH is an Executive Vice President, portfolio manager, and member of the government and derivatives desk. He joined PIMCO in 2001 as a member of the analytics team and worked on term structure modeling and options pricing.

PIONEER INVESTMENT MANAGEMENT, INC., 60 State Street, Boston, Massachusetts 02109, is the Adviser to the Pioneer Fund and Pioneer Strategic Income Portfolios of the Trust. Pioneer is an indirect, wholly owned subsidiary of UniCredito Italiano S.p.A., one of the largest banking groups in Italy. Pioneer provides investment management and financial services to mutual funds, institutional and other clients. As of December 31, 2007, assets under management were approximately $78.6 billion.


PIONEER FUND PORTFOLIO

  . Day-to-day management of the Portfolio is the responsibility of JOHN A. CAREY, portfolio manager, and WALTER HUNNEWELL, JR., assistant portfolio manager. Messrs. Carey and Hunnewell are supported by Pioneer's domestic equity team. The team manages other Pioneer mutual funds investing primarily in U.S. equity securities. Mr. Carey and Mr. Hunnewell may draw upon the research and investment management expertise of the global research team, which provides fundamental research on companies and includes members from Pioneer's affiliate, Pioneer Investment Management Limited. Mr. Carey is director of portfolio management and an executive vice president of Pioneer. Mr. Carey joined Pioneer as an analyst in 1979. Mr. Hunnewell is a vice president of Pioneer. He joined Pioneer in August 2001 and has been an investment professional since 1985. Prior to joining Pioneer, Mr. Hunnewell was an independent investment manager and a fiduciary of private asset portfolios from 2000 to 2001.

PIONEER STRATEGIC INCOME PORTFOLIO

  . Day-to-day management of the Portfolio is the responsibility of KENNETH J. TAUBES. Mr. Taubes is supported by the fixed income team. Members of this team manage other Pioneer funds investing primarily in fixed income securities. The portfolio manager and the team also may draw upon the research and investment management expertise of the global research team, which provides fundamental research on companies and includes members from Pioneer's affiliate, Pioneer Investment Management Limited. Mr. Taubes is responsible for overseeing the U.S. and global fixed income teams. He joined Pioneer as a senior vice president in September 1998 and has been an investment professional since 1982.

THIRD AVENUE MANAGEMENT LLC ("Third Avenue"), 622 Third Avenue, New York, New York 10017, is the Adviser for the Third Avenue Small Cap Value Portfolio of the Trust. Third Avenue is an indirect, majority owned subsidiary of Affiliated Managers Group, Inc. Third Avenue or its predecessor entity has been an investment adviser for mutual funds since its organization in 1986 and as of December 31, 2007 had over $27 billion in assets under management.


  . CURTIS JENSEN, Co-Portfolio Manager and Co-Chief Investment Officer of Third Avenue. Mr. Jensen has been employed by Third Avenue and its predecessor since 1995 as a portfolio manager and senior research analyst. He has been co-manager of the Third Avenue Small-Cap Value Fund since its inception and became sole manager of that Fund in May 2001.

  . IAN LAPEY, Co-Portfolio Manager. Mr. Lapey has been employed by Third Avenue and its predecessor since 2001 as a portfolio manager and senior research analyst. Prior to joining Third Avenue, Mr. Lapey was an equity research analyst with Credit Suisse First Boston from 1997 to 2001.

  . KATHLEEN CRAWFORD, Assistant Portfolio Manager, has been employed by Third Avenue since 2003 as a research analyst. Previously, Ms. Crawford was an equity research associate for Alliance Capital Management.




MORGAN STANLEY INVESTMENT MANAGEMENT, INC., doing business in certain instances (including in its role as Adviser to the Portfolios) under the name Van Kampen ("Van Kampen"), 522 Fifth Avenue, New York, New York 10036, is the Adviser to the Van Kampen Comstock and Van Kampen Mid Cap Growth Portfolios of the Trust. Van Kampen is a direct wholly-owned subsidiary of Morgan Stanley. As of December 31, 2007, Van Kampen, together with its affiliated asset management companies, managed approximately $589.5 billion in assets.

VAN KAMPEN COMSTOCK PORTFOLIO

  . The Portfolio is managed by Van Kampen's Multi-Cap Value team. The team is made up of established investment professionals. Current members of the team include B. ROBERT BAKER, JR., JASON S. LEDER, KEVIN C. HOLT, DEVIN E. ARMSTRONG AND JAMES N. WARWICK. Mr. Baker is a Managing Director with Van Kampen and has been employed by Van Kampen since 1991. Mr. Leder and Mr. Holt are Managing Directors with Van Kampen and have been employed by Van Kampen since 1995 and 1999, respectively. Mr. Warwick is an Executive Director with Van Kampen and has been employed by Van Kampen since 2002. Mr. Armstrong is a Vice President of Van Kampen, and has been employed by Van Kampen since 2004. Prior to 2004, Mr. Armstrong was attending Columbia Business School. Mr. Baker is the lead manager of the Portfolio and Messrs. Leder, Holt, Armstrong and Warwick are co-portfolio managers. Mr. Baker is responsible for the execution of the overall strategy of the Portfolio.

PRIOR PERFORMANCE OF COMPARABLE ACCOUNTS

Since the Van Kampen Comstock Portfolio commenced operations in April 2005, it does not have a significant operating history. In order to provide you with information regarding the investment capabilities of Van Kampen, performance information regarding the Van Kampen Comstock Composite is presented. This chart does not show you the performance of the Van Kampen Comstock Portfolio--it shows the performance of similar accounts also managed by Van Kampen. This chart shows the historical performance of the Van Kampen Comstock

Composite. The accounts in the Composite have investment objectives, policies and strategies that are substantially similar to those of the Van Kampen Comstock Portfolio. As of December 31, 2007 the Composite consisted of 36 mutual funds.

The performance shows the historical track record of the Adviser and is not intended to imply how the Van Kampen Comstock Portfolio will perform. Total returns represent past performance of the Composite and not the Van Kampen Comstock Portfolio.



Annual Total Returns for the Periods Ending December 31, 2007
-------------------------------------------------------------
                 Van Kampen                       Russell
                  Comstock         S&P 500       1000 Value
Year/Period   Composite (%)(1)   Index (%)(2)   Index (%)(2)
-----------   ------------------ -------------- ------------
  2007              -2.19             5.49          -0.17
  2006              15.98            15.79          22.25
  2005               4.20             4.91           7.05
  2004              17.36            10.88          16.49
  2003              30.67            28.68          30.03
  2002             -19.80           -22.09         -15.52
  2001              -1.98           -11.88          -5.59
  2000              31.73            -9.12           7.02
  1999               2.26            21.04           7.35
  1998              20.05            28.57          15.63
  1997              29.84            33.36          35.18
  1996(3)            7.56             5.42          21.64



       (1) This column shows performance after average advisory fees and operating expenses charged to the accounts in the composite have been deducted, including custody fees and other expenses normally paid by such accounts. The Van Kampen Comstock Portfolio's fees and expenses are generally expected to be higher than those reflected in this composite, which would reduce performance. The composite does not reflect the deduction of mutual fund sales loads, if applicable.
       (2) The Standard & Poor's 500 Composite Stock Price Index is an index of the stocks of approximately 500 large- and medium-sized companies traded in U.S. stock markets. Results include reinvested dividends. The Russell 1000 Value Index consists of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.
       (3) The inception date of the composite was 10/31/96. Total returns and expenses are not annualized for the first year of operations.

VAN KAMPEN MID CAP GROWTH PORTFOLIO



The Portfolio is managed by the Van Kampen U.S. Growth team. Current members of the team jointly and primarily responsible for the day-to-day management of the Portfolio are DENNIS LYNCH, DAVID COHEN and SAM CHAINANI each a Managing Director of Van Kampen, and ALEXANDER NORTON and JASON YEUNG, each an Executive Director of Van Kampen.

Mr. Lynch has worked in an investment management capacity for Van Kampen since 1998. Mr. Cohen has worked in an investment management capacity for Van Kampen since 1993. Mr. Chainani has worked in an investment management capacity for Van Kampen since 1996. Mr. Norton has worked in an investment management capacity for Van Kampen since 2000. Mr. Yeung has worked in an investment management capacity for Van Kampen since 2002. Mr. Lynch is the lead manager of the Portfolio and Messrs. Cohen, Chainani, Norton and Yeung are co-portfolio managers. Members of the team collaborate to manage the assets of the Portfolio.

PRIOR PERFORMANCE OF COMPARABLE ACCOUNTS

Van Kampen began managing the Van Kampen Mid Cap Growth Portfolio in October, 2006. In order to provide you with information regarding the investment capabilities of Van Kampen, composite performance information regarding the Van Kampen Mid Cap Growth strategy is presented. The accounts in the Van Kampen Mid Cap Growth Composite have investment objectives, policies and strategies that are substantially similar to those of the Portfolio. The table below does not show you the performance of the Portfolio--it shows the performance of similar accounts managed by Van Kampen. As of December 31, 2007, the Van Kampen Mid Cap Growth Composite consisted of 23 accounts.

The table below compares the historical performance of the Van Kampen Mid Cap Growth Composite with the Russell Mid Cap Growth Index. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index. The calculations of total return assume the reinvestment of all dividends and capital gain distributions and the deduction of all recurring expenses that were charged to shareholder accounts. These figures do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower.



           Annual Total Returns
-------------------------------------------
               Van Kampen       Russell
             Mid Cap Growth  Mid Cap Growth
Year/Period Composite (%)(1)  Index (%)(2)
----------- ---------------- --------------
  2007            22.60           11.43
  2006             9.64           10.66
  2005            17.86           12.10
  2004            21.41           15.48
  2003            41.97           42.71
  2002(3)        -27.54          -24.97



       (1) This column shows performance after average advisory fees and operating expenses charged to the accounts in the composite have been deducted, including custody fees and other expenses normally paid by such accounts. The Portfolio's fees and expenses are generally expected to be higher than those reflected in this composite, which would reduce performance. The composite does not reflect the deduction of mutual fund sales loads, if applicable. If sales loads were reflected, the annual returns would have been lower.
       (2) The Russell Midcap Growth Index measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000 Growth index. Results include reinvested dividends.
       (3) The inception date of the composite was 1/31/02. Total returns and expenses are not annualized for the first year of operations.


DISTRIBUTION PLANS

Each Portfolio has adopted for its Class B and Class E shares a plan pursuant to Rule 12b-1 under the 1940 Act (the "Plan") and pursuant to the Plan, entered into a Distribution Agreement with MetLife Investors Distribution Company, located at 5 Park Plaza, Suite 1900, Irvine, California 92614. MetLife Investors Distribution Company is an affiliate of the Manager, and serves as principal underwriter for the Trust. The Plan permits the use of Trust assets to help finance the distribution of the shares of the Portfolios. Under the Plan, the Trust, on behalf of the Portfolios, is permitted to pay to various service providers up to 0.50% for Class B and up to 0.25% for Class E of the average daily net assets of each Portfolio allo-cated, as applicable, to Class B and Class E shares as payment for services rendered in connection with the distribution of the shares of the Portfolios. Currently, payments with respect to Class B and Class E shares are limited to 0.25% and 0.15%, respectively, of average net assets, which amount may be increased to the full Plan amount by the Trustees of the Trust without shareholder approval. Because these fees are paid out of Trust assets on an on-going basis, over time these costs will increase the cost of your investment and may cost you more than other types of sales charges.

YOUR INVESTMENT

SHAREHOLDER INFORMATION

The separate accounts of MetLife are the record owners of the Portfolios' shares. Any reference to the shareholder in this Prospectus technically refers to those separate accounts and not to you, the Contract owner. The legal rights of you, the Contract owner, are different from the legal rights of the record owner.

However, MetLife is required to solicit instructions from Contract owners when voting on shareholder issues. Any voting by MetLife as shareholder would therefore reflect the actual votes of Contract owners. Neither the Securities and Exchange Commission nor MetLife requires any specific minimum percentage of Contract owners to vote in order for MetLife to echo vote the remaining unvoted votes. MetLife seeks to obtain a reasonable level of turnout given the particular voting trend. MetLife may use various methods of encouraging Contract owners to vote, including additional solicitations. The practice of echo voting means that a minority of Contract owners may, in practice, determine whether an item passes or fails. Please see "Voting Rights" in the prospectus for the Contracts accompanying this Prospectus for more information on your voting rights.

DISCLOSURE OF PORTFOLIO HOLDINGS

Shares of the Trust are offered only to separate accounts of the Insurance Companies. The following information is generally made available on one or more of the Insurance Company websites (including www.metlifeinvestors.com): (i) the ten largest portfolio holdings of each Portfolio; (ii) unless the Adviser has objected, the percentage of the Portfolio's net assets that each of the portfolio holdings represents; and (iii) the percentage of the Portfolio's net assets that these holdings represent in the aggregate. Unless the Adviser has objected, this information is posted on the website as early as on or about the tenth business day following the calendar quarter and no later than on or about the first business day of the second month following the calendar quarter. The Trust may exclude any portion of these holdings from the posting when deemed in the best interest of the Trust. These postings generally remain until replaced by new postings as described above. For these purposes, a Portfolio's ten largest portfolio holdings are not considered to include swaps, futures, or forward currency transactions or transactions transmitted to the Trust's custodian after certain established cut-off times.

A description of the Portfolios' policies and procedures with respect to the disclosure of the Portfolios' portfolio securities is available in the SAI.

DIVIDENDS, DISTRIBUTIONS AND TAXES

DIVIDENDS AND DISTRIBUTIONS

Each Portfolio intends to distribute substantially all of its net investment income, if any. Each Portfolio distributes its dividends from its net investment income to MetLife's separate accounts at least once a year and not to you, the Contract owner. These distributions are in the form of additional shares and not cash. The result is that a Portfolio's investment performance, including the effect of dividends, is reflected in the cash value of the Contracts. Please see the Contract prospectus accompanying this Prospectus for more information.

All net realized long- or short-term capital gains of each Portfolio are also declared once a year and reinvested in the Portfolio.

TAXES

Please see the Contract prospectus accompanying this Prospectus for a discussion of the tax impact on you resulting from the income taxes the separate accounts owe as a result of their ownership of a Portfolio's shares and their receipt of dividends and capital gains.

Each Portfolio expects to qualify and to continue to qualify as a regulated investment company under Subchapter M of the Code. As qualified, a Portfolio is not subject to federal income tax on that part of its taxable income that it distributes to you. Taxable income consists generally of net investment income, and any capital gains. It is each Portfolio's intention to distribute all such income and gains.

Shares of each Portfolio are currently offered only to the separate accounts of MetLife. Separate accounts are insurance company separate accounts that fund life insurance policies and annuity contracts. Under the Code, an insurance company pays no tax with respect to income of a qualifying separate account when the income is properly allocable to the value of eligible variable annuity or variable life insurance contracts. For a discussion of the taxation of life insurance companies and the separate accounts, as well as the tax treatment of the policies and annuity contracts and the holders thereof, see the discussion of federal income tax considerations included in the prospectus for the Contracts.

Section 817(h) of the Code and the regulations thereunder impose "diversification" requirements on the assets underlying a Contract. Each Portfolio intends to maintain diversification which will allow each Contract to satisfy these requirements. These requirements are in addition to the diversification requirements imposed on each Portfolio by Subchapter M and the 1940 Act. Technically, the section 817(h) requirements provide that, with limited exceptions, as of the end of each calendar quarter or within thirty days thereafter no more than 55% of the assets underlying a Contract may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments, and no more than 90% by any four investments. For this purpose, an investment in a Portfolio is treated not as a single investment but as an investment in each asset owned by the Portfolio, so long as shares of the Portfolio are owned only by separate accounts of insurance companies, by qualified pension and retirement plans, and by a limited class of other investors. The Portfolios are and will be so owned. Thus so long as each Portfolio meets the section 817(h) diversification tests, each Contract will also meet those tests. See the prospectus for the Contracts.

The foregoing is only a summary of some of the important federal income tax considerations generally affecting a Portfolio and you; see the SAI for a more detailed discussion. You are urged to consult your tax advisers.

REPORT TO POLICYHOLDERS

The fiscal year of each Portfolio ends on December 31 of each year. The Trust will send to you, at least semi-annually, reports which show the Portfolios' composition and other information. An annual report, with audited information, will be sent to you each year.

SALES AND PURCHASES OF SHARES


The Trust does not sell its shares directly to the public. The Trust continuously sells Class A, Class B and Class E shares of the Portfolios, as applicable, only to the separate accounts of MetLife to fund Contracts. The Trust could also offer shares to other separate accounts of other insurers if approved by the Board of Trustees.


PURCHASE AND REDEMPTION OF SHARES

MetLife Investors Distribution Company is the principal underwriter and distributor of the Trust's shares. MetLife Investors Distribution Company places orders for the purchase or redemption of shares of each Portfolio based on, among other things, the amount of net Contract premiums or purchase payments transferred to the separate accounts, transfers to or from a separate account investment division and benefit payments to be effected on a given date pursuant to the terms of the Contract. Such orders are effected, without sales charge, at the net asset value per share for each Portfolio determined on that same date. The Trust reserves the right to reject or limit all or part of any purchase or exchange order for any reason.

The Portfolios are available as investment options under a number of different variable insurance products, many of which do not limit the number of transfers among the available underlying funds. A large number of transfers could raise transaction costs for a Portfolio and could require the Adviser to maintain increased cash reserves, which could harm performance in rising markets.

Shares of the Portfolios are sold and redeemed at their net asset value without the imposition of any sales commission or redemption charge. Class A shares are not subject to a Rule 12b-1 fee. Class B shares are subject to a Rule 12b-1 fee of 0.25% of average daily net assets, and Class E shares are subject to a Rule 12b-1 fee of 0.15% of average daily net assets. (However, certain sales or other charges may apply to the Contract, as described in the Contract prospectus.) Under certain circumstances, redemption proceeds may be paid in securities or other property rather than in cash if the Manager determines it is in the best interests of the Trust.

MARKET TIMING

The Trust's Board of Trustees has adopted certain procedures, described below, to discourage certain types of trading in Portfolio shares that may be harmful to long-term investors, specifically (i) trading that is designed to exploit pricing inefficiencies and thereby dilute the returns of long-term investors; or (ii) frequent trading by an investor that generates sufficiently volatile cash flows to be disruptive to a portfolio manager's ability to manage a Portfolio's assets ((i) or (ii), "market timing"). The Trust is not intended for investment by market timers. The Trust does not knowingly accommodate market timing in any Portfolio and, to the Trust's knowledge, there are no arrangements currently in place that are designed to permit any contract owner to engage in market timing. As discussed above, the Trust reserves the right to reject or limit all or part of any purchase or exchange order for any reason.


The Trust requires that the insurance company separate accounts that invest in the Portfolios have in place policies and procedures reasonably designed to detect and deter market timing in the separate accounts by contract owners. In addition, the Manager monitors cashflows of certain Portfolios identified as presenting pricing inefficiencies that could potentially be exploited by market timers, and, with respect to each Portfolio, conducts certain tests to help detect cash outflows or cashflow volatility that may be disruptive to a portfolio manager's ability to manage the Portfolio. If, based on such monitoring, the Manager believes (i) that a Portfolio's cash flows may reflect a pattern of market timing or (ii) that a Portfolio's cash flows may reflect frequent trading that is disruptive to the management of the Portfolio and it is appropriate given the context of the cash flow volatility (e.g., type of Portfolio, amount of assets), the Manager will refer the matter to the appropriate insurance company or companies.

Further, in accordance with Rule 22c-2 under the 1940 Act, the Trust has contracted with insurance separate accounts to enable it to request and receive information regarding transactions in the shares of the Trust's Portfolios and limit transactions that violate the Trust's policies on market timing.


If the Trust finds that any insurance company has in place inadequate policies and procedures, with respect to a particular separate account, to detect and deter market timing in Portfolio shares and there is evidence of market timing in that separate account, the Trust or any of its Portfolios may be discontinued as an investment option of that separate account. In such an event, all contract owners of such separate account would no longer be able to make new investments in the Trust or any of its Portfolios. The Trust reserves the right to modify this policy, including any procedures established from time to time to effectuate this policy, at any time without notice.

LIMITATIONS ON THE TRUST'S ABILITY TO DETECT AND DETER MARKET TIMING

The Portfolios are available as investment options under a number of different variable insurance products. Owners of these variable insurance products transfer value among sub-accounts of the insurance company separate accounts by contacting the insurance companies. The resulting purchases and redemptions of Portfolio shares are made through omnibus accounts of the insurance companies. The right of an owner of such a variable insurance product to transfer among sub-accounts is governed by a contract between the insurance company and such owner. Many of these contracts do not limit the number of transfers among the available underlying funds that a contract owner may make. The terms of these contracts, the presence of financial intermediaries (including the insurance companies) between the Trust and contract owners, the utilization of omnibus accounts by these intermediaries and other factors such as state insurance laws may limit the Trust's ability to detect and deter market timing. Multiple tiers of such financial intermediaries may further compound the Trust's difficulty in detecting and deterring such market timing activities.

RISKS ASSOCIATED WITH MARKET TIMING GENERALLY

While the Trust will try to detect and deter market timing by utilizing the procedures described above, these procedures may not be successful in identifying or deterring market timing. By realizing profits through short-term trading, contract owners that engage in market timing activities may dilute the value of shares held by long-term investors. Cashflow volatility resulting from frequent trading of Portfolio shares, especially involving large dollar amounts, may disrupt a portfolio manager's ability to manage the Portfolio's assets. Frequent trading may be disruptive if it makes it difficult for a Portfolio to implement its long-term investment strategies, for example by causing the Portfolio to maintain a higher level of its assets in cash to accommodate such frequent trading. Frequent trading may also be disruptive if it forces a Portfolio to sell portfolio securities at inopportune times to raise cash to accommodate such trading activity. In addition, frequent trading may cause a Portfolio to incur increased expenses. For example, as a result of such frequent trading, a Portfolio may be forced to liquidate investments and thereby incur increased brokerage costs and realization of taxable capital gains without attaining any investment advantage. All of these factors may adversely affect Portfolio performance.

Associated with an investment in a Portfolio that itself invests in securities that are, for example, thinly traded, traded infrequently, or relatively less liquid is the risk that the current market price for the securities may not accurately reflect current market values. A market timer may seek to engage in strategies designed to take advantage of these pricing differences ("price arbitrage") and thereby dilute the returns of long-term investors. Portfolios that may be adversely affected by price arbitrage include those Portfolios that significantly invest in small cap equity securities and in certain fixed-income securities, such as high yield bonds.

A Portfolio that invests significantly in foreign securities may be particularly susceptible to strategies designed to exploit pricing inefficiencies. This is because foreign securities are typically traded on markets that close well before the time a Portfolio calculates its net asset value (typically at 4:00 p.m. Eastern Time), which gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities. The time zone differences among international stock markets can allow a market timer engaging in certain strategies to exploit differences in Portfolio share prices that are based on closing prices of foreign securities established some time before the Portfolio calculates its own share price (a type of price arbitrage referred to as "time zone arbitrage"). As discussed more fully below, the Trust has procedures, referred to as fair value pricing, that allow the Trust to adjust closing market prices of foreign securities to reflect what is believed to be the fair value of those securities at the time a Portfolio calculates its net asset value. While there is no assurance, the Portfolios expect that the use of fair value pricing will reduce a market timer's ability to engage in time zone arbitrage to the detriment of Portfolio shareholders.

VALUATION OF SHARES


Each Portfolio's net asset value ("NAV") per share is ordinarily determined once daily, as of the close of the regular session of business on the New York Stock Exchange (NYSE) (usually at 4:00 p.m., Eastern Time), on each day the NYSE is open. To the extent that the Portfolio's assets are traded in other markets when the NYSE is closed, the value of the Portfolio's assets may be effected on days when the Trust is not open for business. In addition, trading in some of the Portfolio's assets may not occur when the Trust is open for business.

NAV of a Portfolio share is computed by dividing the value of the net assets of the Portfolio by the total number of shares outstanding in the Portfolio. Share prices for any transaction are those next calculated after receipt of an order.


Except for money market instruments maturing in 60 days or less and foreign securities as discussed below, securities held by the Portfolios are valued at market value. If market values are not readily available, or if available market quotations are not reliable, securities are priced at their fair value as determined by the Valuation Committee of the Trust's Board of Trustees using procedures approved by the Board of Trustees. The Portfolios may use fair value pricing if the value of a security has been materially affected by events occurring before the Portfolio's calculation of NAV but after the close of the primary markets on which the security is traded. The Portfolios may also use fair value pricing if reliable market quotations are unavailable due to infrequent trading or if trading in a particular security was halted during the day and did not resume prior to the Portfolios' calculation of NAV. The use of fair value pricing has the effect of valuing a security based upon the price a Portfolio might reasonably expect to receive if it sold that security but does not guarantee that the security can be sold at the fair value price. Further, because of the inherent uncertainty of fair valuation, a fair valuation price may differ significantly from the value that would have been used had a ready market for the investment existed, and these differences could be material. With respect to any portion of a Portfolio's assets that is invested in other open-end investment companies, that portion of the Portfolio's NAV is calculated based on the NAV of that investment company. The prospectus for the other investment company explains the circumstances and effects of fair value pricing for that investment company.

Each Portfolio has retained a third party pricing service to automatically fair value each of its investments that is traded principally on a foreign exchange or market, subject to adjustment by the Trust's Valuation Committee. The Valuation Committee will regularly monitor and review the services provided by the pricing service to the Portfolios and periodically report to the Board on the pricing services' performance.

Money market instruments maturing in 60 days or less are valued on the amortized cost basis.

FINANCIAL HIGHLIGHTS


The following financial highlights tables are intended to help you understand each Portfolio's Class A, Class B and Class E shares financial performance, as applicable, for the past 5 years (or for its period of operation in the case of Portfolios that have operated for less than 5 years). Certain information reflects financial results for a single Portfolio share. Total return in each table shows how much an investment in a Portfolio would have increased (or decreased) during each period (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, whose report is included in the Annual Report of each Portfolio, which are available upon request. The information for the years ended December 31, 2007, December 31, 2006 and December 31, 2005, in the cases of Dreman Small Cap Value Portfolio, BlackRock High Yield Portfolio, BlackRock Large Cap Core Portfolio, Janus Forty Portfolio and Pioneer Fund Portfolio, and for the periods ended December 31, 2007, December 31, 2006, October 31, 2006 and October 31, 2005, in the cases of Met/AIM Capital Appreciation Portfolio and Pioneer Strategic Income Portfolio, has been audited by Deloitte & Touche LLP. For the years 2003 and 2004, as applicable, other independent accountants have audited this information with respect to each of Dreman Small Cap Value Portfolio, BlackRock High Yield Portfolio, BlackRock Large Cap Core Portfolio, Janus Forty Portfolio, Met/AIM Capital Appreciation Portfolio, Pioneer Fund Portfolio and Pioneer Strategic Income Portfolio.

  MET/AIM CAPITAL APPRECIATION PORTFOLIO*



                                             FOR THE
                                            YEAR ENDED  PERIOD ENDED
                                           DECEMBER 31, DECEMBER 31, FOR THE YEARS ENDED OCTOBER 31,
                                             2007(A)     2006(A)(B)  -------------------------------
CLASS A                                    ------------ ------------ 2006(A) 2005(A)  2004    2003
--------------------------------------------            -            -------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD          $10.83       $12.04    $11.11   $9.98    $9.63   $8.04
                                              ------      -------    ------  ------  ------- -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME (LOSS)                    0.01      0.00(c)      0.01    0.04   (0.02)  (0.02)
NET REALIZED AND UNREALIZED GAINS               1.28         0.31      1.01    1.10     0.37    1.61
                                              ------      -------    ------  ------  ------- -------
TOTAL FROM INVESTMENT OPERATIONS                1.29         0.31      1.02    1.14     0.35    1.59
                                              ------      -------    ------  ------  ------- -------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME          (0.01)       (0.02)    (0.02)  (0.01)       --      --
DISTRIBUTIONS FROM NET REALIZED CAPITAL       (0.03)       (1.50)    (0.07)      --       --      --
GAINS                                         ------      -------    ------  ------  ------- -------
TOTAL DISTRIBUTIONS                           (0.04)       (1.52)    (0.09)  (0.01)       --      --
                                              ------      -------    ------  ------  ------- -------
NET ASSET VALUE, END OF PERIOD                $12.08       $10.83    $12.04  $11.11    $9.98   $9.63
                                              ------      -------    ------  ------  ------- -------
TOTAL RETURN                                  11.92%       2.52%+     9.18%  11.47%    3.63%  19.78%
                                              ------      -------    ------  ------  ------- -------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)       $210.8       $198.3      $202    $238     $234    $178
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                       0.82%      0.88%++     0.92%   0.85%  0.85%**   0.85%
NET INVESTMENT INCOME (LOSS)                   0.08%      0.09%++     0.11%   0.34%  (0.18)% (0.25)%
PORTFOLIO TURNOVER RATE                        70.4%       12.4%+    113.0%   83.0%    71.0%   49.0%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE
NET ASSETS BEFORE REIMBURSEMENT BY THE
MANAGER AND BROKER REBATES:                    0.86%      0.93%++       N/A     N/A      N/A     N/A

--------------------------------------------------------------------------------

+  Non-Annualized.
++ Annualized.
N/A Not applicable.
* On May 1, 2006, the Portfolio received, through a plan of reorganization, all of the assets and assumed the liabilities of the AIM Capital
   Appreciation Portfolio, a portfolio of The Travelers Series Trust, that followed the same investment objective as the Portfolio. The information for each of the periods prior to May 1, 2006 is that of the predecessor AIM Capital Appreciation Portfolio and its predecessor fund.
** The Manager waived a portion of its management fee for the year ended
   October 31, 2004. The actual expense ratio did not change due to this waiver.
(a) Net investment income (loss) per share was calculated using average shares outstanding.
(b) Fiscal year end changed on November 1, 2006 from October 31 to December 31.
(c) Rounds to less than $0.005 per share.

                                         MET/AIM CAPITAL APPRECIATION PORTFOLIO



                                                                                  FOR THE PERIOD FROM
                                                                                     APRIL 28, 2007
                                                                                    (COMMENCEMENT OF
                                                                                     OPERATIONS) TO
CLASS E                                                                           DECEMBER 31, 2007(A)
------------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                                                      $11.41
                                                                                       ---------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT LOSS                                                                       (0.01)
NET REALIZED AND UNREALIZED GAINS                                                           0.49
                                                                                       ---------
TOTAL FROM INVESTMENT OPERATIONS                                                            0.48
                                                                                       ---------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                                                          --
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS                                                 --
                                                                                       ---------
TOTAL DISTRIBUTIONS                                                                           --
                                                                                       ---------
NET ASSET VALUE, END OF PERIOD                                                            $11.89
                                                                                       ---------
TOTAL RETURN                                                                              4.21%+
                                                                                       ---------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                                                    $20.8
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                                                 0.97%++
NET INVESTMENT LOSS                                                                    (0.14)%++
PORTFOLIO TURNOVER RATE                                                                   70.4%+
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS BEFORE REIMBURSEMENT BY THE
MANAGER AND BROKER REBATES:                                                              1.01%++

--------------------------------------------------------------------------------

+  Non-Annualized
++ Annualized
(a) Net investment income per share was calculated using average shares outstanding.

  MET/AIM SMALL CAP GROWTH PORTFOLIO


                                                         FOR THE YEARS ENDED DECEMBER 31,
                                                      ---------------------------------------
CLASS A                                               2007(A) 2006(A) 2005(A) 2004(A) 2003(A)
---------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                   $13.53  $13.66  $12.84  $12.03   $8.65
                                                      ------- ------- ------- ------- -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT LOSS                                    (0.06)  (0.08)  (0.07)  (0.09)  (0.08)
NET REALIZED AND UNREALIZED GAINS                        1.60    1.97    1.18    0.90    3.46
                                                      ------- ------- ------- ------- -------
TOTAL FROM INVESTMENT OPERATIONS                         1.54    1.89    1.11    0.81    3.38
                                                      ------- ------- ------- ------- -------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                       --      --      --      --      --
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS          (0.21)  (2.02)  (0.29)      --      --
                                                      ------- ------- ------- ------- -------
TOTAL DISTRIBUTIONS:                                   (0.21)  (2.02)  (0.29)      --      --
                                                      ------- ------- ------- ------- -------
NET ASSET VALUE, END OF PERIOD                         $14.86  $13.53  $13.66  $12.84  $12.03
                                                      ------- ------- ------- ------- -------
TOTAL RETURN                                           11.40%  13.91%   8.59%   6.73%  39.08%
                                                      ------- ------- ------- ------- -------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                $587.1  $329.3  $215.4   $92.5    $6.2
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES**                                              0.92%   0.97%   0.99%   1.03%   1.04%
NET INVESTMENT LOSS                                   (0.42)% (0.58)% (0.53)% (0.74)% (0.78)%
PORTFOLIO TURNOVER RATE                                 33.6%   56.4%   74.8%   94.9%   29.8%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                0.92%   0.98%  0.96%*  1.02%*   1.16%

--------------------------------------------------------------------------------

* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
** Prior to 05/01/2003, broker rebates were excluded from the calculation of the expense limitation.
(a) Net investment loss per share was calculated using average shares outstanding.

                                             MET/AIM SMALL CAP GROWTH PORTFOLIO



                                                         FOR THE YEARS ENDED DECEMBER 31,
                                                      ---------------------------------------
CLASS B                                               2007(A) 2006(A) 2005(A) 2004(A) 2003(A)
---------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                   $13.39  $13.51  $12.74  $11.97   $8.62
                                                      ------- ------- ------- ------- -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT LOSS                                    (0.10)  (0.11)  (0.10)  (0.12)  (0.11)
NET REALIZED AND UNREALIZED GAINS                        1.58    2.01    1.16    0.89    3.46
                                                      ------- ------- ------- ------- -------
TOTAL FROM INVESTMENT OPERATIONS                         1.48    1.90    1.06    0.77    3.35
                                                      ------- ------- ------- ------- -------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                       --      --      --      --      --
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS          (0.21)  (2.02)  (0.29)      --      --
                                                      ------- ------- ------- ------- -------
TOTAL DISTRIBUTIONS:                                   (0.21)  (2.02)  (0.29)      --      --
                                                      ------- ------- ------- ------- -------
NET ASSET VALUE, END OF PERIOD                         $14.66  $13.39  $13.51  $12.74  $11.97
                                                      ------- ------- ------- ------- -------
TOTAL RETURN                                           11.07%  14.18%   8.27%   6.43%  38.86%
                                                      ------- ------- ------- ------- -------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                $292.0  $299.7  $297.1  $309.7  $206.3
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES**                                              1.16%   1.21%   1.25%   1.29%   1.30%
NET INVESTMENT LOSS                                   (0.69)% (0.83)% (0.80)% (1.03)% (1.04)%
PORTFOLIO TURNOVER RATE                                 33.6%   56.4%   74.8%   94.9%   29.8%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                1.17%   1.23%  1.20%*  1.23%*   1.36%

--------------------------------------------------------------------------------

* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
** Prior to 05/01/2003, broker rebates were excluded from the calculation of the expense limitation.
(a) Net investment loss per share was calculated using average shares outstanding.

  MET/AIM SMALL CAP GROWTH PORTFOLIO



                                                         FOR THE YEARS ENDED DECEMBER 31,
                                                      ---------------------------------------
CLASS E                                               2007(A) 2006(A) 2005(A) 2004(A) 2003(A)
---------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                   $13.50  $13.60  $12.80  $12.01   $8.64
                                                      ------- ------- ------- ------- -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT LOSS                                    (0.09)  (0.10)  (0.09)  (0.11)  (0.10)
NET REALIZED AND UNREALIZED GAINS                        1.60    2.02    1.18    0.90    3.47
                                                      ------- ------- ------- ------- -------
TOTAL FROM INVESTMENT OPERATIONS                         1.51    1.92    1.09    0.79    3.37
                                                      ------- ------- ------- ------- -------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                       --      --      --      --      --
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS          (0.21)  (2.02)  (0.29)      --      --
                                                      ------- ------- ------- ------- -------
TOTAL DISTRIBUTIONS                                    (0.21)  (2.02)  (0.29)      --      --
                                                      ------- ------- ------- ------- -------
NET ASSET VALUE, END OF PERIOD                         $14.80  $13.50  $13.60  $12.80  $12.01
                                                      ------- ------- ------- ------- -------
TOTAL RETURN                                           11.20%  14.25%   8.46%   6.58%  39.00%
                                                      ------- ------- ------- ------- -------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                 $17.9   $15.4   $13.4   $12.4    $8.6
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES**                                              1.07%   1.11%   1.15%   1.18%   1.20%
NET INVESTMENT LOSS                                   (0.58)% (0.73)% (0.70)% (0.93)% (0.94)%
PORTFOLIO TURNOVER RATE                                 33.6%   56.4%   74.8%   94.9%   29.8%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                1.07%   1.13%  1.11%*  1.13%*   1.25%

--------------------------------------------------------------------------------

* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
** Prior to 05/01/2003, broker rebates were excluded from the calculation of the expense limitation.
(a) Net investment loss per share was calculated using average shares outstanding.

                                                BLACKROCK HIGH YIELD PORTFOLIO#



                                                         FOR THE YEARS ENDED DECEMBER 31,
                                                      ---------------------------------------
CLASS A                                               2007(A)  2006(A) 2005(A)  2004  2003(A)
---------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                     $8.92  $8.84   $8.62   $8.41  $7.37
                                                      -------- ------  ------  ------ ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                     0.60   0.63    0.63    0.64   0.65
NET REALIZED AND UNREALIZED GAINS (LOSSES)              (0.34)   0.19  (0.41)    0.23   1.00
                                                      -------- ------  ------  ------ ------
TOTAL FROM INVESTMENT OPERATIONS                          0.26   0.82    0.22    0.87   1.65
                                                      -------- ------  ------  ------ ------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                    (0.94) (0.74)      --  (0.66) (0.61)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS               --     --      --      --     --
                                                      -------- ------  ------  ------ ------
TOTAL DISTRIBUTIONS                                     (0.94) (0.74)      --  (0.66) (0.61)
                                                      -------- ------  ------  ------ ------
NET ASSET VALUE, END OF PERIOD                           $8.24  $8.92   $8.84   $8.62  $8.41
                                                      -------- ------  ------  ------ ------
TOTAL RETURN                                             2.70%  9.81%   2.55%  10.38% 22.39%
                                                      -------- ------  ------  ------ ------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                 $404.1  $77.5   $84.0   $87.0  $76.0
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                 0.72%  0.93%   0.87%  0.83%*  0.90%
NET INVESTMENT INCOME                                    7.21%  7.34%   7.28%   7.42%  7.93%
PORTFOLIO TURNOVER RATE                                  60.2%  88.9%   36.0%   38.0%  57.0%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                              0.73%(b)  0.96%   0.87%   0.87%  0.90%

--------------------------------------------------------------------------------

# On May 1, 2006, the Portfolio received, through a plan of reorganization, all of the assets and assumed the liabilities of the Federated High Yield Portfolio, a portfolio of The Travelers Series Trust, that followed the same investment objective as the Portfolio. The information for each of the periods prior to May 1, 2006 is that of the predecessor Federated High Yield Portfolio. Effective August 21, 2006, the Portfolio changed its name to BlackRock High Yield Portfolio and BlackRock Financial Management, Inc. became the Portfolio's Adviser.
*  The Manager waived a portion of the management fee for the year.
(a) Net investment income per share was calculated using average shares outstanding.
(b) Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.

  BLACKROCK LARGE CAP CORE PORTFOLIO#



                                                          FOR THE YEARS ENDED DECEMBER 31,
                                                      ----------------------------------------
CLASS A                                               2007(A)  2006(A) 2005(A)  2004   2003(A)
----------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                    $11.20 $10.14   $9.05    $7.85  $6.52
                                                      -------- ------  ------  ------- ------
INCOME FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                     0.09   0.05    0.02     0.04   0.05
NET REALIZED AND UNREALIZED GAINS                         0.63   1.37    1.07     1.21   1.33
                                                      -------- ------  ------  ------- ------
TOTAL FROM INVESTMENT OPERATIONS                          0.72   1.42    1.09     1.25   1.38
                                                      -------- ------  ------  ------- ------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                    (0.08) (0.02)      --   (0.05) (0.05)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS           (0.70) (0.34)      --       --     --
                                                      -------- ------  ------  ------- ------
TOTAL DISTRIBUTIONS                                     (0.78) (0.36)      --   (0.05) (0.05)
                                                      -------- ------  ------  ------- ------
NET ASSET VALUE, END OF PERIOD                          $11.14 $11.20  $10.14    $9.05  $7.85
                                                      -------- ------  ------  ------- ------
TOTAL RETURN                                             6.55% 14.25%  12.04%   15.89% 21.16%
                                                      -------- ------  ------  ------- ------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)               $1,716.0 $131.0  $131.0   $126.0 $115.0
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                 0.64%  0.98%   0.91%  0.92%**  0.99%
NET INVESTMENT INCOME                                    0.83%  0.48%   0.23%    0.51%  0.67%
PORTFOLIO TURNOVER RATE                                  87.3%  72.2%   79.0%   136.0% 182.0%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                0.65%*  1.04%   0.91%    0.95%  0.99%

--------------------------------------------------------------------------------

# On May 1, 2006, the Portfolio received, through a plan of reorganization, all of the assets and assumed the liabilities of the Mercury Large Cap Core Portfolio, a portfolio of The Travelers Series Trust, that followed the same investment objective as the Portfolio. The information for each of the periods prior to May 1, 2006 is that of the predecessor Mercury Large Cap Core Portfolio. Effective October 1, 2006, the Portfolio changed its name to BlackRock Large-Cap Core Portfolio and BlackRock Advisors, LLC became the Portfolio's Adviser.
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
** The Manager waived a portion of its management fee for the year.
(a) Net investment income per share was calculated using average shares outstanding.

                                             BLACKROCK LARGE CAP CORE PORTFOLIO



                                                                                  FOR THE PERIOD FROM
                                                                                     APRIL 30, 2007
                                                                                    (COMMENCEMENT OF
                                                                                     OPERATIONS) TO
CLASS B                                                                           DECEMBER 31, 2007(A)
------------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                                                     $10.91
                                                                                        -------
INCOME FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                                                      0.04
NET REALIZED AND UNREALIZED GAINS                                                          0.06
                                                                                        -------
TOTAL FROM INVESTMENT OPERATIONS                                                           0.10
                                                                                        -------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                                                         --
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS                                                --
                                                                                        -------
TOTAL DISTRIBUTIONS                                                                          --
                                                                                        -------
NET ASSET VALUE, END OF PERIOD                                                           $11.01
                                                                                        -------
TOTAL RETURN                                                                            0.92%++
                                                                                        -------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                                                   $47.0
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                                                 0.89%+
NET INVESTMENT INCOME                                                                    0.58%+
PORTFOLIO TURNOVER RATE                                                                 87.3%++
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS BEFORE REIMBURSEMENT BY THE
MANAGER AND BROKER REBATES:                                                             0.89%+*

--------------------------------------------------------------------------------

+  Annualized
++ Non-annualized
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
(a) Net Investment income per share was calculated using average shares outstanding.

  BLACKROCK LARGE CAP CORE PORTFOLIO



                                                             FOR THE PERIOD FROM
                                                                APRIL 30, 2007
                                                               (COMMENCEMENT OF
                                                                OPERATIONS) TO
CLASS E                                                      DECEMBER 31, 2007(A)
---------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                                 $10.96
                                                                   --------
INCOME FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                                  0.05
NET REALIZED AND UNREALIZED GAINS                                      0.06
                                                                   --------
TOTAL FROM INVESTMENT OPERATIONS                                       0.11
                                                                   --------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                                     --
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS                            --
                                                                   --------
TOTAL DISTRIBUTIONS                                                      --
                                                                   --------
NET ASSET VALUE, END OF PERIOD                                       $11.07
                                                                   --------
TOTAL RETURN                                                          1.00%
                                                                   --------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                            $179.6++
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                             0.79%+
NET INVESTMENT INCOME                                                0.69%+
PORTFOLIO TURNOVER RATE                                             87.3%++
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS BEFORE
REIMBURSEMENT BY THE MANAGER AND BROKER REBATES:                    0.79%+*

--------------------------------------------------------------------------------

+  Annualized
++ Non-annualized
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
(a) Net investment income per share was calculated using average shares outstanding.

                                          CLARION GLOBAL REAL ESTATE PORTFOLIO#
                              (FORMERLY NEUBERGER BERMAN REAL ESTATE PORTFOLIO)



                                                                               FOR THE PERIOD FROM
                                                                                   MAY 1, 2004
                                                        FOR THE YEARS ENDED      (COMMENCEMENT OF
                                                            DECEMBER 31,          OPERATIONS) TO
                                                      ------------------------ DECEMBER 31, 2004(A)
CLASS A                                               2007(A)  2006(A) 2005(A) --------------------
-------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                    $18.13 $14.15  $12.47          $10.00
                                                      -------- ------  ------        --------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME:                                    0.22   0.28    0.30            0.55
NET REALIZED AND UNREALIZED GAINS (LOSSES)              (2.59)   4.81    1.40            2.42
                                                      -------- ------  ------        --------
TOTAL FROM INVESTMENT OPERATIONS                        (2.37)   5.09    1.70            2.97
                                                      -------- ------  ------        --------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                    (0.19) (0.19)      --          (0.22)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS           (1.49) (0.92)  (0.02)          (0.28)
                                                      -------- ------  ------        --------
TOTAL DISTRIBUTIONS                                     (1.68) (1.11)  (0.02)          (0.50)
                                                      -------- ------  ------        --------
NET ASSET VALUE, END OF PERIOD                          $14.08 $18.13  $14.15          $12.47
                                                      -------- ------  ------        --------
TOTAL RETURN                                          (14.79)% 37.90%  13.61%        29.73%++
                                                      -------- ------  ------        --------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                 $711.9 $627.5  $204.1           $77.1
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                 0.62%  0.66%   0.69%          0.84%+
NET INVESTMENT INCOME                                    1.35%  1.74%   2.27%          6.76%+
PORTFOLIO TURNOVER RATE                                 110.0%  73.0%   13.5%         52.3%++
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                 0.65%  0.70%   0.70%          0.84%+

--------------------------------------------------------------------------------

# Effective April 28, 2008, the Portfolio changed its name to Clarion Global Real Estate Portfolio and ING Clarion Real Estate Securities L.P. became the Portfolio's Adviser.
+  Annualized
++ Non-annualized
(a) Net Investment income per share was calculated using average shares outstanding.

  CLARION GLOBAL REAL ESTATE PORTFOLIO#
(FORMERLY NEUBERGER BERMAN REAL ESTATE PORTFOLIO)



                                                                               FOR THE PERIOD FROM
                                                                                   MAY 1, 2004
                                                        FOR THE YEARS ENDED      (COMMENCEMENT OF
                                                            DECEMBER 31,          OPERATIONS) TO
                                                      ------------------------ DECEMBER 31, 2004(A)
CLASS B                                               2007(A)  2006(A) 2005(A) --------------------
-------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                    $18.06 $14.11  $12.47          $10.00
                                                      -------- ------  ------        --------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME:                                    0.21   0.23    0.26            0.26
NET REALIZED AND UNREALIZED GAINS (LOSSES)              (2.62)   4.81    1.40            2.69
                                                      -------- ------  ------        --------
TOTAL FROM INVESTMENT OPERATIONS                        (2.41)   5.04    1.66            2.95
                                                      -------- ------  ------        --------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                    (0.15) (0.17)      --          (0.20)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS           (1.49) (0.92)  (0.02)          (0.28)
                                                      -------- ------  ------        --------
TOTAL DISTRIBUTIONS                                     (1.64) (1.09)  (0.02)          (0.48)
                                                      -------- ------  ------        --------
NET ASSET VALUE, END OF PERIOD                          $14.01 $18.06  $14.11          $12.47
                                                      -------- ------  ------        --------
TOTAL RETURN                                          (15.01)% 37.58%  13.29%        29.55%++
                                                      -------- ------  ------        --------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                 $484.8 $623.4  $316.4          $167.2
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                 0.87%  0.92%   0.94%          0.98%+
NET INVESTMENT INCOME                                    1.30%  1.43%   2.00%          3.45%+
PORTFOLIO TURNOVER RATE                                 110.0%  73.0%   13.5%         52.3%++
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                 0.90%  0.95%   0.95%          0.98%+

--------------------------------------------------------------------------------

# Effective April 28, 2008, the Portfolio changed its name to Clarion Global Real Estate Portfolio and ING Clarion Real Estate Securities L.P. became the Portfolio's Adviser.
+  Annualized
++ Non-annualized
(a) Net Investment income per share was calculated using average shares outstanding.

                                          CLARION GLOBAL REAL ESTATE PORTFOLIO#
                              (FORMERLY NEUBERGER BERMAN REAL ESTATE PORTFOLIO)



                                                                                       FOR THE PERIOD FROM
                                                                                           MAY 1, 2004
                                                                                         (COMMENCEMENT OF
                                                      FOR THE YEARS ENDED DECEMBER 31,    OPERATIONS) TO
                                                      -------------------------------- DECEMBER 31, 2004(A)
CLASS E                                               2007(A)     2006(A)    2005(A)   --------------------
---------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                    $18.08    $14.13     $12.47            $10.00
                                                       --------   ------     ------          --------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME:                                    0.26      0.25       0.28              0.33
NET REALIZED AND UNREALIZED GAINS (LOSSES)              (2.64)      4.80       1.40              2.64
                                                       --------   ------     ------          --------
TOTAL FROM INVESTMENT OPERATIONS                        (2.38)      5.05       1.68              2.97
                                                       --------   ------     ------          --------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                    (0.17)    (0.18)         --            (0.22)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS           (1.49)    (0.92)     (0.02)            (0.28)
                                                       --------   ------     ------          --------
TOTAL DISTRIBUTIONS                                     (1.66)    (1.10)     (0.02)            (0.50)
                                                       --------   ------     ------          --------
NET ASSET VALUE, END OF PERIOD                          $14.04    $18.08     $14.13            $12.47
                                                       --------   ------     ------          --------
TOTAL RETURN                                          (14.86)%    37.62%     13.45%          29.69%++
                                                       --------   ------     ------          --------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                  $72.7    $119.2      $51.3             $20.9
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                 0.76%     0.82%      0.84%            0.91%+
NET INVESTMENT INCOME                                    1.54%     1.55%      2.14%            4.19%+
PORTFOLIO TURNOVER RATE                                 110.0%     73.0%      13.5%           52.3%++
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                 0.80%     0.85%      0.84%            0.91%+

--------------------------------------------------------------------------------

# Effective April 28, 2008, the Portfolio changed its name to Clarion Global Real Estate Portfolio and ING Clarion Real Estate Securities L.P. became the Portfolio's Adviser.
+  Annualized
++ Non-annualized
(a) Net Investment income per share was calculated using average shares outstanding.

  DREMAN SMALL CAP VALUE PORTFOLIO#



                                                                                 FOR THE PERIOD FROM
                                                                                     MAY 2, 2005
                                                             FOR THE YEARS ENDED   (COMMENCEMENT OF
                                                               DECEMBER 31,         OPERATIONS) TO
                                                             ------------------- DECEMBER 31, 2005(A)
CLASS A                                                      2007(A)    2006(A)  --------------------
---------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                           $13.77   $11.20          $10.00
                                                              --------  ------         -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                            0.12     0.13            0.07
NET REALIZED AND UNREALIZED GAINS (LOSSES)                     (0.25)     2.57            1.30
                                                              --------  ------         -------
TOTAL FROM INVESTMENT OPERATIONS                               (0.13)     2.70            1.37
                                                              --------  ------         -------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                               --   (0.06)          (0.05)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS                  (0.07)   (0.07)          (0.12)
                                                              --------  ------         -------
TOTAL DISTRIBUTIONS                                            (0.07)   (0.13)          (0.17)
                                                              --------  ------         -------
NET ASSET VALUE, END OF PERIOD                                 $13.57   $13.77          $11.20
                                                              --------  ------         -------
TOTAL RETURN                                                  (0.97)%   24.23%         13.56%+
                                                              --------  ------         -------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                        $225.2    $83.6            $5.0
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                        0.92%    1.10%         1.10%++
NET INVESTMENT INCOME                                           0.89%    0.99%         0.86%++
PORTFOLIO TURNOVER RATE                                         69.6%    62.0%          55.0%+
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS BEFORE
REIMBURSEMENT BY THE MANAGER AND BROKER REBATES:             0.95%(b)    1.40%         3.83%++

--------------------------------------------------------------------------------

# On May 1, 2006, the Portfolio received, through a plan of reorganization, all of the assets and assumed the liabilities of the Style Focus Series:
   Small Cap Value Portfolio, a portfolio of The Travelers Series Trust, that followed the same investment objective as the Portfolio. The information for the period prior to May 1, 2006 is that of the predecessor Style Focus
   Series: Small Cap Value Portfolio.
+  Non-annualized
++ Annualized
(a) Net investment income per share was calculated using average shares outstanding.
(b) Excludes effect of deferred expense reimbursement.

                                                         JANUS FORTY PORTFOLIO#



                                                            FOR THE YEARS ENDED DECEMBER 31,
                                                      --------------------------------------------
CLASS A                                               2007(A)  2006(A) 2005(A)  2004(A)   2003(A)
--------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                    $77.64 $78.28    $66.23   $55.41    $44.38
                                                      -------- ------  -------- -------- ---------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME (LOSS)                              0.17   0.14    (0.04)   (0.09)      0.07
NET REALIZED AND UNREALIZED GAINS                        20.21   2.13     12.09    10.91     10.99
                                                      -------- ------  -------- -------- ---------
TOTAL FROM INVESTMENT OPERATIONS                         20.38   2.27     12.05    10.82     11.06
                                                      -------- ------  -------- -------- ---------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                    (0.15)     --        --       --    (0.03)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS          (14.06) (2.91)        --       --        --
RETURN OF CAPITAL                                           --     --        --       -- (0.00)(b)
                                                      -------- ------  -------- -------- ---------
TOTAL DISTRIBUTIONS                                    (14.21) (2.91)        --       --    (0.03)
                                                      -------- ------  -------- -------- ---------
NET ASSET VALUE, END OF PERIOD                          $83.81 $77.64    $78.28   $66.23    $55.41
                                                      -------- ------  -------- -------- ---------
TOTAL RETURN                                            30.46%  3.08%    18.19%   19.53%    24.91%
                                                      -------- ------  -------- -------- ---------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)               $1,122.3 $990.1  $1,137.0 $1,042.0    $986.0
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                 0.69%  0.73%     0.78%    0.82%     0.82%
NET INVESTMENT INCOME (LOSS)                             0.23%  0.19%   (0.06)%  (0.15)%     0.14%
PORTFOLIO TURNOVER RATE                                  30.1%  60.5%     30.0%    16.0%     59.0%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                 0.70%  0.73%     0.78%    0.82%     0.84%

--------------------------------------------------------------------------------

# On May 1, 2006, the Portfolio received, through a plan of reorganization, all of the assets and assumed the liabilities of the Capital Appreciation Fund, that followed the same investment objective as the Portfolio. The information for each of the periods prior to May 1, 2006 is that of the predecessor Capital Appreciation Fund.
(a) Net investment income (loss) per share was calculated using average shares outstanding.
(b) Rounds to less than $0.005 per share.

  JANUS FORTY PORTFOLIO



                                                                                  FOR THE PERIOD FROM
                                                                                     APRIL 28, 2007
                                                                                    (COMMENCEMENT OF
                                                                                     OPERATIONS) TO
CLASS B                                                                           DECEMBER 31, 2007(A)
------------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                                                      $66.33
                                                                                        --------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT LOSS                                                                       (0.11)
NET REALIZED AND UNREALIZED GAINS                                                          14.84
                                                                                        --------
TOTAL FROM INVESTMENT OPERATIONS                                                           14.73
                                                                                        --------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                                                          --
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS                                                 --
                                                                                        --------
TOTAL DISTRIBUTIONS                                                                           --
                                                                                        --------
NET ASSET VALUE, END OF PERIOD                                                            $81.06
                                                                                        --------
TOTAL RETURN                                                                            22.21%++
                                                                                        --------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                                                    $47.2
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                                                  0.96%+
NET INVESTMENT LOSS                                                                     (0.21)%+
PORTFOLIO TURNOVER RATE                                                                  30.1%++
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS BEFORE REIMBURSEMENT BY THE
MANAGER AND BROKER REBATES:                                                               0.96%+

--------------------------------------------------------------------------------

+  Annualized
++ Non-annualized
(a) Net investment income per share was calculated using average shares outstanding.

                                                          JANUS FORTY PORTFOLIO



                                                             FOR THE PERIOD FROM
                                                                APRIL 28, 2007
                                                               (COMMENCEMENT OF
                                                                OPERATIONS) TO
CLASS E                                                      DECEMBER 31, 2007(A)
---------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                                 $67.23
                                                                   --------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT LOSS                                                  (0.05)
NET REALIZED AND UNREALIZED GAINS                                     15.04
                                                                   --------
TOTAL FROM INVESTMENT OPERATIONS                                      14.99
                                                                   --------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                                     --
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS                            --
                                                                   --------
TOTAL DISTRIBUTIONS                                                      --
                                                                   --------
NET ASSET VALUE, END OF PERIOD                                       $82.22
                                                                   --------
TOTAL RETURN                                                       22.30%++
                                                                   --------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                               $14.6
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                             0.86%+
NET INVESTMENT LOSS                                                (0.10)%+
PORTFOLIO TURNOVER RATE                                             30.1%++
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS BEFORE
REIMBURSEMENT BY THE MANAGER AND BROKER REBATES:                     0.86%+

--------------------------------------------------------------------------------

+  Annualized
++ Non-annualized
(a) Net investment income per share was calculated using average shares outstanding.

  LAZARD MID CAP PORTFOLIO



                                                         FOR THE YEARS ENDED DECEMBER 31,
                                                      ---------------------------------------
CLASS A                                               2007(A) 2006(A) 2005(A) 2004(A) 2003(A)
---------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                   $13.74 $13.65  $14.13  $12.33   $9.85
                                                      ------- ------  ------  ------  ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                    0.13   0.10    0.04    0.08    0.01
NET REALIZED AND UNREALIZED GAINS (LOSSES)             (0.33)   1.75    1.16    1.72    2.58
                                                      ------- ------  ------  ------  ------
TOTAL FROM INVESTMENT OPERATIONS                       (0.20)   1.85    1.20    1.80    2.59
                                                      ------- ------  ------  ------  ------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                   (0.09) (0.08)  (0.06)      --  (0.01)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS          (1.28) (1.68)  (1.62)      --  (0.10)
                                                      ------- ------  ------  ------  ------
TOTAL DISTRIBUTIONS                                    (1.37) (1.76)  (1.68)      --  (0.11)
                                                      ------- ------  ------  ------  ------
NET ASSET VALUE, END OF PERIOD                         $12.17 $13.74  $13.65  $14.13  $12.33
                                                      ------- ------  ------  ------  ------
TOTAL RETURN                                          (2.47)% 14.87%   8.40%  14.60%  26.42%
                                                      ------- ------  ------  ------  ------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                $550.8 $312.2   $89.0   $58.8    $4.5
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES**                                              0.75%  0.77%   0.79%   0.85%   0.93%
NET INVESTMENT INCOME                                   0.96%  0.76%   0.63%   0.59%   0.10%
PORTFOLIO TURNOVER RATE                                 89.9%  65.4%  170.0%   90.7%   36.2%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                0.76%  0.80%   0.82%  0.83%*  0.96%*
RATIO OF EXPENSES TO AVERAGE NET ASSETS AFTER BROKER
REBATES:**                                                N/A    N/A     N/A     N/A   0.92%

--------------------------------------------------------------------------------

* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
** Prior to 05/01/2003, broker rebates were excluded from the calculation of the expense limitation.
N/A Not applicable
(a) Net investment income per share was calculated using average shares outstanding.

                                                       LAZARD MID CAP PORTFOLIO



                                                          FOR THE YEARS ENDED DECEMBER 31,
                                                      -----------------------------------------
CLASS B                                               2007(A) 2006(A) 2005(A) 2004(A)  2003(A)
-----------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                   $13.65 $13.57  $14.05  $12.29      $9.83
                                                      ------- ------  ------  ------  ---------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME (LOSS)                             0.09   0.06    0.05    0.02     (0.01)
NET REALIZED AND UNREALIZED GAINS (LOSSES)             (0.31)   1.74    1.10    1.74       2.57
                                                      ------- ------  ------  ------  ---------
TOTAL FROM INVESTMENT OPERATIONS                       (0.22)   1.80    1.15    1.76       2.56
                                                      ------- ------  ------  ------  ---------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                   (0.05) (0.04)  (0.01)      --  (0.00)(b)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS          (1.28) (1.68)  (1.62)      --     (0.10)
                                                      ------- ------  ------  ------  ---------
TOTAL DISTRIBUTIONS                                    (1.33) (1.72)  (1.63)      --     (0.10)
                                                      ------- ------  ------  ------  ---------
NET ASSET VALUE, END OF PERIOD                         $12.10 $13.65  $13.57  $14.05     $12.29
                                                      ------- ------  ------  ------  ---------
TOTAL RETURN                                          (2.71)% 14.67%   8.06%  14.32%     26.03%
                                                      ------- ------  ------  ------  ---------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                $243.6 $216.8  $200.4  $211.0     $211.8
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES**                                              0.99%  1.02%   1.03%   1.08%      1.19%
NET INVESTMENT INCOME (LOSS)                            0.67%  0.48%   0.38%   0.16%    (0.08)%
PORTFOLIO TURNOVER RATE                                 89.9%  65.4%  170.0%   90.7%      36.2%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                1.00%  1.05%   1.07%  1.03%*     1.15%*
RATIO OF EXPENSES TO AVERAGE NET ASSETS AFTER BROKER
REBATES:**                                                N/A    N/A     N/A     N/A      1.19%

--------------------------------------------------------------------------------

* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
** Prior to 05/01/2003, broker rebates were excluded from the calculation of the expense limitation.
N/A Not applicable
(a) Net investment income (loss) per share was calculated using average shares outstanding.
(b) Rounds to less than $0.005 per share.

  LAZARD MID CAP PORTFOLIO



                                                          FOR THE YEARS ENDED DECEMBER 31,
                                                      -----------------------------------------
CLASS E                                               2007(A) 2006(A) 2005(A) 2004(A)  2003(A)
-----------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                   $13.69 $13.61  $14.10  $12.32      $9.84
                                                      ------- ------  ------  ------  ---------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                    0.10   0.08    0.07    0.04    0.00(b)
NET REALIZED AND UNREALIZED GAINS (LOSSES)             (0.31)   1.74    1.10    1.74       2.58
                                                      ------- ------  ------  ------  ---------
TOTAL FROM INVESTMENT OPERATIONS                       (0.21)   1.82    1.17    1.78       2.58
                                                      ------- ------  ------  ------  ---------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                   (0.07) (0.06)  (0.04)      --  (0.00)(b)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS          (1.28) (1.68)  (1.62)      --     (0.10)
                                                      ------- ------  ------  ------  ---------
TOTAL DISTRIBUTIONS                                    (1.35) (1.74)  (1.66)      --     (0.10)
                                                      ------- ------  ------  ------  ---------
NET ASSET VALUE, END OF PERIOD                         $12.13 $13.69  $13.61  $14.10     $12.32
                                                      ------- ------  ------  ------  ---------
TOTAL RETURN                                          (2.64)% 14.74%   8.23%  14.45%     26.35%
                                                      ------- ------  ------  ------  ---------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                 $38.2  $36.0   $32.6   $30.5      $19.8
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES**                                              0.89%  0.93%   0.93%   0.98%      1.09%
NET INVESTMENT INCOME                                   0.76%  0.58%   0.49%   0.29%      0.02%
PORTFOLIO TURNOVER RATE                                 89.9%  65.4%  170.0%   90.7%      36.2%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                0.90%  0.95%   0.97%  0.94%*     1.07%*
RATIO OF EXPENSES TO AVERAGE NET ASSETS AFTER BROKER
REBATES:**                                                N/A    N/A     N/A     N/A      1.08%

--------------------------------------------------------------------------------

* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
** Prior to 05/01/2003, broker rebates were excluded from the calculation of the expense limitation.
N/A Not applicable.
(a) Net investment income per share was calculated using average shares outstanding.
(b) Rounds to less than $0.005 per share.

                                              LEGG MASON VALUE EQUITY PORTFOLIO



                                                                                 FOR THE PERIOD FROM
                                                                                   NOVEMBER 1, 2005
                                                             FOR THE YEARS ENDED   (COMMENCEMENT OF
                                                               DECEMBER 31,         OPERATIONS) TO
                                                             ------------------- DECEMBER 31, 2005(A)
CLASS A                                                       2007(A)   2006(A)  --------------------
---------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                            $11.15  $10.65          $10.00
                                                             ---------  ------         -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                             0.03    0.03         0.00(b)
NET REALIZED AND UNREALIZED GAINS (LOSSES)                      (0.67)    0.70            0.65
                                                             ---------  ------         -------
TOTAL FROM INVESTMENT OPERATIONS                                (0.64)    0.73            0.65
                                                             ---------  ------         -------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                         (0.00)(b)  (0.02)              --
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS                   (0.01)  (0.21)              --
                                                             ---------  ------         -------
TOTAL DISTRIBUTIONS                                             (0.01)  (0.23)              --
                                                             ---------  ------         -------
NET ASSET VALUE, END OF PERIOD                                  $10.50  $11.15          $10.65
                                                             ---------  ------         -------
TOTAL RETURN                                                   (5.72)%   6.83%          6.50%+
                                                             ---------  ------         -------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                       $1,403.6  $972.7            $3.2
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                         0.66%   0.72%         0.80%++
NET INVESTMENT INCOME                                            0.30%   0.26%         0.08%++
PORTFOLIO TURNOVER RATE                                          27.5%   38.7%           9.1%+
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS BEFORE
REIMBURSEMENT BY THE MANAGER AND BROKER REBATES:                 0.67%  0.74%*         8.27%++

--------------------------------------------------------------------------------

* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
+  Non-annualized
++ Annualized
(a) Net investment income per share was calculated using average shares outstanding.
(b) Rounds to less than $0.005 per share.

  LEGG MASON VALUE EQUITY PORTFOLIO



                                                                                 FOR THE PERIOD FROM
                                                                                   NOVEMBER 1, 2005
                                                             FOR THE YEARS ENDED   (COMMENCEMENT OF
                                                               DECEMBER 31,         OPERATIONS) TO
                                                             ------------------- DECEMBER 31, 2005(A)
CLASS B                                                       2007(A)   2006(A)  --------------------
---------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                            $11.14   $10.65          $10.00
                                                             ---------  -------       ---------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME (LOSS)                                   0.00(b)   (0.01)          (0.01)
NET REALIZED AND UNREALIZED GAINS (LOSSES)                      (0.66)     0.71            0.66
                                                             ---------  -------       ---------
TOTAL FROM INVESTMENT OPERATIONS                                (0.66)     0.70            0.65
                                                             ---------  -------       ---------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                         (0.00)(b)       --              --
DISTRIBUTIONS FROM NET REALIZED                                 (0.01)   (0.21)              --
CAPITAL GAINS                                                ---------  -------       ---------
TOTAL DISTRIBUTIONS                                             (0.01)   (0.21)              --
                                                             ---------  -------       ---------
NET ASSET VALUE, END OF PERIOD                                  $10.47   $11.14          $10.65
                                                             ---------  -------       ---------
TOTAL RETURN                                                   (5.91)%    6.58%          6.50%+
                                                             ---------  -------       ---------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                         $121.1   $113.5            $4.9
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                         0.91%    1.05%         1.05%++
NET INVESTMENT INCOME (LOSS)                                     0.03%  (0.09)%       (0.36)%++
PORTFOLIO TURNOVER RATE                                          27.5%    38.7%           9.1%+
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS BEFORE
REIMBURSEMENT BY THE MANAGER AND BROKER REBATES:                 0.92%   1.06%*         4.54%++

--------------------------------------------------------------------------------

* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
+  Non-annualized
++ Annualized
(a) Net investment loss per share was calculated using average shares outstanding.
(b) Rounds to less than $0.005 per share.

                                              LEGG MASON VALUE EQUITY PORTFOLIO



                                                                                  FOR THE PERIOD MAY 1,
                                                                                   2006 (COMMENCEMENT
                                                              FOR THE YEAR ENDED    OF OPERATIONS) TO
CLASS E                                                      DECEMBER 31, 2007(A) DECEMBER 31, 2006(A)
-------------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                                 $11.15               $10.55
                                                                  ---------             --------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                                  0.01                 0.01
NET REALIZED AND UNREALIZED GAINS (LOSSES)                           (0.66)                 0.81
                                                                  ---------             --------
TOTAL FROM INVESTMENT OPERATIONS                                     (0.65)                 0.82
                                                                  ---------             --------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                              (0.00)(b)               (0.01)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS                        (0.01)               (0.21)
                                                                  ---------             --------
TOTAL DISTRIBUTIONS                                                  (0.01)               (0.22)
                                                                  ---------             --------
NET ASSET VALUE, END OF PERIOD                                       $10.49               $11.15
                                                                  ---------             --------
TOTAL RETURN                                                        (5.81)%               7.74%+
                                                                  ---------             --------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                               $20.6                $24.0
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                              0.80%              0.86%++
NET INVESTMENT INCOME                                                 0.13%              0.12%++
PORTFOLIO TURNOVER RATE                                               27.5%               38.7%+
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS BEFORE
REIMBURSEMENT BY THE MANAGER AND BROKER REBATES:                      0.82%             0.87%++*

--------------------------------------------------------------------------------

* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
+  Non-annualized
++ Annualized
(a) Net investment income per share was calculated using average shares outstanding.
(b) Rounds to less than $0.005 per share.

  LORD ABBETT GROWTH AND INCOME PORTFOLIO



                                                            FOR THE YEARS ENDED DECEMBER 31,
                                                      --------------------------------------------
CLASS A                                               2007(A)  2006(A)  2005(A)  2004(A)  2003(A)
--------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                    $29.36   $27.59   $27.44   $24.41   $18.86
                                                      -------- -------- -------- -------- --------
INCOME FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                     0.45     0.46     0.40     0.33     0.23
NET REALIZED AND UNREALIZED GAINS                         0.73     4.22     0.61     2.82     5.56
                                                      -------- -------- -------- -------- --------
TOTAL FROM INVESTMENT OPERATIONS                          1.18     4.68     1.01     3.15     5.79
                                                      -------- -------- -------- -------- --------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                    (0.31)   (0.54)   (0.31)   (0.12)   (0.24)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS           (1.34)   (2.37)   (0.55)       --       --
                                                      -------- -------- -------- -------- --------
TOTAL DISTRIBUTIONS                                     (1.65)   (2.91)   (0.86)   (0.12)   (0.24)
                                                      -------- -------- -------- -------- --------
NET ASSET VALUE, END OF PERIOD                          $28.89   $29.36   $27.59   $27.44   $24.41
                                                      -------- -------- -------- -------- --------
TOTAL RETURN                                             4.01%   18.03%    3.68%   12.92%   31.06%
                                                      -------- -------- -------- -------- --------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)               $2,608.8 $2,172.1 $1,985.7 $1,867.5 $1,167.7
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES**                                               0.51%    0.54%    0.53%    0.57%    0.62%
NET INVESTMENT INCOME                                    1.55%    1.64%    1.46%    1.30%    1.13%
PORTFOLIO TURNOVER RATE                                  84.1%    50.2%    45.9%    29.7%    37.0%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                 0.52%    0.54%   0.55%*   0.56%*   0.62%*
RATIO OF EXPENSES TO AVERAGE NET ASSETS AFTER BROKER
REBATES:**                                                 N/A      N/A      N/A      N/A    0.61%

--------------------------------------------------------------------------------

* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
** Prior to 05/01/2003, broker rebates were excluded from the calculation of the expense limitation.
N/A Not applicable
(a) Net investment income per share was calculated using average shares outstanding.

                                        LORD ABBETT GROWTH AND INCOME PORTFOLIO



                                                            FOR THE YEARS ENDED DECEMBER 31,
                                                      --------------------------------------------
CLASS B                                               2007(A)  2006(A)  2005(A)  2004(A)  2003(A)
--------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                    $29.20   $27.43   $27.27   $24.29   $18.78
                                                      -------- -------- -------- -------- --------
INCOME FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                     0.38     0.39     0.33     0.27     0.18
NET REALIZED AND UNREALIZED GAINS                         0.71     4.20     0.61     2.80     5.54
                                                      -------- -------- -------- -------- --------
TOTAL FROM INVESTMENT OPERATIONS                          1.09     4.59     0.94     3.07     5.72
                                                      -------- -------- -------- -------- --------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                    (0.26)   (0.45)   (0.23)   (0.09)   (0.21)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS           (1.34)   (2.37)   (0.55)       --       --
                                                      -------- -------- -------- -------- --------
TOTAL DISTRIBUTIONS                                     (1.60)   (2.82)   (0.78)   (0.09)   (0.21)
                                                      -------- -------- -------- -------- --------
NET ASSET VALUE, END OF PERIOD                          $28.69   $29.20   $27.43   $27.27   $24.29
                                                      -------- -------- -------- -------- --------
TOTAL RETURN                                             3.72%   17.78%    3.39%   12.65%   30.73%
                                                      -------- -------- -------- -------- --------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)               $1,546.7 $1,596.5 $1,130.5 $1,282.3 $1,081.0
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES**                                               0.76%    0.79%    0.78%    0.82%    0.86%
NET INVESTMENT INCOME                                    1.31%    1.40%    1.21%    1.08%    0.87%
PORTFOLIO TURNOVER RATE                                  84.1%    50.2%    45.9%    29.7%    37.0%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                 0.77%    0.79%   0.80%*   0.80%*   0.86%*
RATIO OF EXPENSES TO AVERAGE NET ASSETS AFTER BROKER
REBATES:**                                                 N/A      N/A      N/A      N/A    0.86%

--------------------------------------------------------------------------------

* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
** Prior to 05/01/2003, broker rebates were excluded from the calculation of the expense limitation.
N/A Not applicable
(a) Net investment income per share was calculated using average shares outstanding.

  LORD ABBETT MID CAP VALUE PORTFOLIO



                                                         FOR THE YEARS ENDED DECEMBER 31,
                                                      ---------------------------------------
CLASS A                                               2007(A) 2006(A) 2005(A) 2004(A) 2003(A)
---------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                  $22.79  $22.47  $21.64  $17.80  $14.41
                                                      ------  ------  ------  ------  ------
INCOME FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                   0.16    0.17    0.19    0.17    0.15
NET REALIZED AND UNREALIZED GAINS                       0.33    2.44    1.60    4.25    3.62
                                                      ------  ------  ------  ------  ------
TOTAL FROM INVESTMENT OPERATIONS                        0.49    2.61    1.79    4.42    3.77
                                                      ------  ------  ------  ------  ------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                  (0.24)  (0.17)  (0.13)  (0.10)  (0.11)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS         (3.34)  (2.12)  (0.83)  (0.48)  (0.27)
                                                      ------  ------  ------  ------  ------
TOTAL DISTRIBUTIONS                                   (3.58)  (2.29)  (0.96)  (0.58)  (0.38)
                                                      ------  ------  ------  ------  ------
NET ASSET VALUE, END OF PERIOD                        $19.70  $22.79  $22.47  $21.64  $17.80
                                                      ------  ------  ------  ------  ------
TOTAL RETURN                                           0.90%  12.49%   8.28%  24.82%  26.15%
                                                      ------  ------  ------  ------  ------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                $77.1   $96.8  $113.3  $125.1   $90.8
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES**                                             0.73%   0.77%   0.76%   0.78%   0.83%
NET INVESTMENT INCOME                                  0.74%   0.80%   0.86%   0.86%   0.98%
PORTFOLIO TURNOVER RATE                                38.4%   27.8%   26.2%   19.7%   18.8%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                              0.75%*   0.78%   0.76%     N/A  0.82%*

--------------------------------------------------------------------------------

* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
** Prior to 05/01/2003, broker rebates were excluded from the calculation of the expense limitation.
N/A Not applicable
(a) Net investment income per share calculated using average shares outstanding.

                                          LORD ABBETT MID CAP VALUE PORTFOLIO



                                                         FOR THE YEARS ENDED DECEMBER 31,
                                                      ---------------------------------------
CLASS B                                               2007(A) 2006(A) 2005(A) 2004(A) 2003(A)
---------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                  $22.56  $22.28  $21.48  $17.70  $14.35
                                                      ------  ------  ------  ------  ------
INCOME FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                   0.11    0.12    0.14    0.12    0.11
NET REALIZED AND UNREALIZED GAINS                       0.31    2.40    1.59    4.22    3.60
                                                      ------  ------  ------  ------  ------
TOTAL FROM INVESTMENT OPERATIONS                        0.42    2.52    1.73    4.34    3.71
                                                      ------  ------  ------  ------  ------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                  (0.16)  (0.12)  (0.10)  (0.08)  (0.09)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS         (3.34)  (2.12)  (0.83)  (0.48)  (0.27)
                                                      ------  ------  ------  ------  ------
TOTAL DISTRIBUTIONS                                   (3.50)  (2.24)  (0.93)  (0.56)  (0.36)
                                                      ------  ------  ------  ------  ------
NET ASSET VALUE, END OF PERIOD                        $19.48  $22.56  $22.28  $21.48  $17.70
                                                      ------  ------  ------  ------  ------
TOTAL RETURN                                           0.60%  12.18%   8.05%  24.50%  25.87%
                                                      ------  ------  ------  ------  ------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)               $422.8  $266.4  $229.0  $179.1  $100.0
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES**                                             0.98%   1.02%   1.01%   1.03%   1.08%
NET INVESTMENT INCOME                                  0.53%   0.56%   0.62%   0.60%   0.73%
PORTFOLIO TURNOVER RATE                                38.4%   27.8%   26.2%   19.7%   18.8%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                              1.01%*   1.03%   1.02%     N/A  1.06%*

--------------------------------------------------------------------------------

* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
** Prior to 05/01/2003, broker rebates were excluded from the calculation of the expense limitation.
N/A Not applicable
(a) Net investment income per share calculated using average shares outstanding.

  MFS(R) EMERGING MARKETS EQUITY PORTFOLIO



                                                                                  FOR THE PERIOD FROM
                                                                                      MAY 1, 2006
                                                                                    (COMMENCEMENT OF
                                                              FOR THE YEAR ENDED     OPERATIONS) TO
CLASS A                                                      DECEMBER 31, 2007(A) DECEMBER 31, 2006(A)
------------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                                 $10.51              $10.00
                                                                   --------             -------
INCOME FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                                  0.18                0.12
NET REALIZED AND UNREALIZED GAINS                                      3.71                0.48
                                                                   --------             -------
TOTAL FROM INVESTMENT OPERATIONS                                       3.89                0.60
                                                                   --------             -------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                                 (0.01)              (0.09)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS                            --                  --
                                                                   --------             -------
TOTAL DISTRIBUTIONS                                                  (0.01)              (0.09)
                                                                   --------             -------
NET ASSET VALUE, END OF PERIOD                                       $14.39              $10.51
                                                                   --------             -------
TOTAL RETURN                                                         36.93%              6.04%+
                                                                   --------             -------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                              $572.9              $368.3
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                              1.17%             1.30%++
NET INVESTMENT INCOME                                                 1.49%             1.91%++
PORTFOLIO TURNOVER RATE                                              126.8%              58.2%+
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS BEFORE
REIMBURSEMENT BY THE MANAGER AND BROKER REBATES:                   1.25%(b)             1.49%++

--------------------------------------------------------------------------------

+  Non-annualized
++ Annualized
(a) Net investment income per share was calculated using average shares outstanding.
(b) Excludes effect of deferred expense reimbursement.

                                       MFS(R) EMERGING MARKETS EQUITY PORTFOLIO



                                                                                  FOR THE PERIOD FROM
                                                                                      MAY 1, 2006
                                                                                    (COMMENCEMENT OF
                                                              FOR THE YEAR ENDED     OPERATIONS) TO
CLASS B                                                      DECEMBER 31, 2007(A) DECEMBER 31, 2006(A)
------------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                                 $10.49              $10.00
                                                                   --------             -------
INCOME FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                                  0.13                0.07
NET REALIZED AND UNREALIZED GAINS                                      3.71                0.51
                                                                   --------             -------
TOTAL FROM INVESTMENT OPERATIONS                                       3.84                0.58
                                                                   --------             -------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                                 (0.01)              (0.09)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS                            --                  --
                                                                   --------             -------
TOTAL DISTRIBUTIONS                                                  (0.01)              (0.09)
                                                                   --------             -------
NET ASSET VALUE, END OF PERIOD                                       $14.32              $10.49
                                                                   --------             -------
TOTAL RETURN                                                         36.62%              5.78%+
                                                                   --------             -------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                               $78.8               $23.4
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                              1.46%             1.55%++
NET INVESTMENT INCOME                                                 1.06%             1.12%++
PORTFOLIO TURNOVER RATE                                              126.8%              58.2%+
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS BEFORE
REIMBURSEMENT BY THE MANAGER AND BROKER REBATES:                   1.52%(b)             1.92%++

--------------------------------------------------------------------------------

+  Non-annualized
++ Annualized
(a) Net investment income per share was calculated using average shares outstanding.
(b) Excludes effect of deferred expense reimbursement.

  MFS(R) RESEARCH INTERNATIONAL PORTFOLIO



                                                         FOR THE YEARS ENDED DECEMBER 31,
                                                      ---------------------------------------
CLASS A                                               2007(A) 2006(A) 2005(A) 2004(A) 2003(A)
---------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                  $15.04  $13.00  $11.72   $9.81   $7.49
                                                      ------  ------  ------  ------  ------
INCOME FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                   0.22    0.19    0.14    0.08    0.06
NET REALIZED AND UNREALIZED GAINS                       1.68    3.17    1.83    1.85    2.34
                                                      ------  ------  ------  ------  ------
TOTAL FROM INVESTMENT OPERATIONS                        1.90    3.36    1.97    1.93    2.40
                                                      ------  ------  ------  ------  ------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                  (0.24)  (0.27)  (0.07)      --  (0.08)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS         (2.27)  (1.05)  (0.62)  (0.02)      --
                                                      ------  ------  ------  ------  ------
TOTAL DISTRIBUTIONS                                   (2.51)  (1.32)  (0.69)  (0.02)  (0.08)
                                                      ------  ------  ------  ------  ------
NET ASSET VALUE, END OF PERIOD                        $14.43  $15.04  $13.00  $11.72   $9.81
                                                      ------  ------  ------  ------  ------
TOTAL RETURN                                          13.60%  26.91%  16.77%  19.72%  32.20%
                                                      ------  ------  ------  ------  ------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)               $959.1  $706.0  $624.2  $304.0   $67.3
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES**                                             0.79%   0.94%   0.93%   1.06%   1.09%
NET INVESTMENT INCOME                                  1.54%   1.34%   1.18%   0.75%   0.68%
                                                      ------  ------  ------  ------  ------
PORTFOLIO TURNOVER RATE                                65.5%  104.1%   84.5%   98.5%   99.0%
                                                      ------  ------  ------  ------  ------
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                               0.79%   0.95%  0.93%*  0.94%*   1.11%
RATIO OF EXPENSES TO AVERAGE NET ASSETS AFTER BROKER
REBATES:**                                               N/A     N/A     N/A     N/A   1.09%

--------------------------------------------------------------------------------

* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
** Prior to 05/01/2003, broker rebates were excluded from the calculation of the expense limitation.
N/A Not applicable
(a) Net investment income per share was calculated using average shares outstanding.

                                        MFS(R) RESEARCH INTERNATIONAL PORTFOLIO



                                                         FOR THE YEARS ENDED DECEMBER 31,
                                                      ---------------------------------------
CLASS B                                               2007(A) 2006(A) 2005(A) 2004(A) 2003(A)
---------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                  $14.95  $12.94  $11.68   $9.79   $7.47
                                                      ------  ------  ------  ------  ------
INCOME FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                   0.19    0.15    0.11    0.05    0.05
NET REALIZED AND UNREALIZED GAINS                       1.65    3.15    1.81    1.86    2.33
                                                      ------  ------  ------  ------  ------
TOTAL FROM INVESTMENT OPERATIONS                        1.84    3.30    1.92    1.91    2.38
                                                      ------  ------  ------  ------  ------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                  (0.20)  (0.24)  (0.04)      --  (0.06)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS         (2.27)  (1.05)  (0.62)  (0.02)      --
                                                      ------  ------  ------  ------  ------
TOTAL DISTRIBUTIONS                                   (2.47)  (1.29)  (0.66)  (0.02)  (0.06)
                                                      ------  ------  ------  ------  ------
NET ASSET VALUE, END OF PERIOD                        $14.32  $14.95  $12.94  $11.68   $9.79
                                                      ------  ------  ------  ------  ------
TOTAL RETURN                                          13.29%  26.56%  16.42%  19.56%  32.04%
                                                      ------  ------  ------  ------  ------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)               $842.8  $623.0  $443.5  $396.0  $186.0
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES**                                             1.04%   1.19%   1.19%   1.32%   1.33%
NET INVESTMENT INCOME                                  1.31%   1.12%   0.90%   0.47%   0.56%
PORTFOLIO TURNOVER RATE                                65.5%  104.1%   84.5%   98.5%   99.0%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                               1.04%   1.20%  1.19%*  1.18%*   1.39%
RATIO OF EXPENSES TO AVERAGE NET ASSETS AFTER BROKER
REBATES:**                                               N/A     N/A     N/A     N/A   1.33%

--------------------------------------------------------------------------------

* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
** Prior to 05/01/2003, broker rebates were excluded from the calculation of the expense limitation.
N/A Not applicable
(a) Net investment income per share was calculated using average shares outstanding.

  MFS(R) RESEARCH INTERNATIONAL PORTFOLIO



                                                         FOR THE YEARS ENDED DECEMBER 31,
                                                      ---------------------------------------
CLASS E                                               2007(A) 2006(A) 2005(A) 2004(A) 2003(A)
---------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                  $14.99  $12.96  $11.70   $9.80   $7.48
                                                      ------  ------  ------  ------  ------
INCOME FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                   0.20    0.16    0.13    0.07    0.05
NET REALIZED AND UNREALIZED GAINS                       1.66    3.17    1.81    1.85    2.34
                                                      ------  ------  ------  ------  ------
TOTAL FROM INVESTMENT OPERATIONS                        1.86    3.33    1.94    1.92    2.39
                                                      ------  ------  ------  ------  ------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                  (0.22)  (0.25)  (0.06)      --  (0.07)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS         (2.27)  (1.05)  (0.62)  (0.02)      --
                                                      ------  ------  ------  ------  ------
TOTAL DISTRIBUTIONS                                   (2.49)  (1.30)  (0.68)  (0.02)  (0.07)
                                                      ------  ------  ------  ------  ------
NET ASSET VALUE, END OF PERIOD                        $14.36  $14.99  $12.96  $11.70   $9.80
                                                      ------  ------  ------  ------  ------
TOTAL RETURN                                          13.38%  26.79%  16.52%  19.64%  32.09%
                                                      ------  ------  ------  ------  ------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                $32.6   $26.7   $14.6   $11.3    $6.9
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES**                                             0.94%   1.09%   1.09%   1.22%   1.23%
NET INVESTMENT INCOME                                  1.41%   1.18%   1.07%   0.72%   0.59%
PORTFOLIO TURNOVER RATE                                65.5%  104.1%   84.5%   98.5%   99.0%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                               0.94%   1.10%  1.09%*  1.09%*   1.28%
RATIO OF EXPENSES TO AVERAGE NET ASSETS AFTER BROKER
REBATES:**                                               N/A     N/A     N/A     N/A   1.23%

--------------------------------------------------------------------------------

* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
** Prior to 05/01/2003, broker rebates were excluded from the calculation of the expense limitation.
N/A Not applicable
(a) Net investment income per share was calculated using average shares outstanding.

                                       PIMCO INFLATION PROTECTED BOND PORTFOLIO



                                                                               FOR THE PERIOD FROM
                                                                                   MAY 1, 2003
                                                   FOR THE YEARS ENDED           (COMMENCEMENT OF
                                                      DECEMBER 31,                OPERATIONS) TO
                                           ----------------------------------- DECEMBER 31, 2003(A)
CLASS A                                     2007(A)  2006(A) 2005(A)  2004(A)  --------------------
-------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD          $10.08 $10.78    $10.64   $10.29         $10.00
                                           --------- ------  -------- --------       --------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                           0.49   0.43      0.31     0.16           0.07
NET REALIZED AND UNREALIZED GAINS (LOSSES)      0.65 (0.40)    (0.15)     0.81           0.47
                                           --------- ------  -------- --------       --------
TOTAL FROM INVESTMENT OPERATIONS                1.14   0.03      0.16     0.97           0.54
                                           --------- ------  -------- --------       --------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME          (0.24) (0.43)        --   (0.11)         (0.04)
DISTRIBUTIONS FROM NET REALIZED CAPITAL           -- (0.30)    (0.02)   (0.51)         (0.21)
GAINS                                      --------- ------  -------- --------       --------
TOTAL DISTRIBUTIONS                           (0.24) (0.73)    (0.02)   (0.62)         (0.25)
                                           --------- ------  -------- --------       --------
NET ASSET VALUE, END OF PERIOD                $10.98 $10.08    $10.78   $10.64         $10.29
                                           --------- ------  -------- --------       --------
TOTAL RETURN                                  11.08%  0.65%     1.48%    9.41%        5.47%++
                                           --------- ------  -------- --------       --------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)       $857.5 $885.5    $585.8   $331.3           $1.1
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                       0.55%  0.58%     0.55%    0.62%         0.70%+
NET INVESTMENT INCOME                          4.78%  4.21%     2.85%    1.39%         0.72%+
PORTFOLIO TURNOVER RATE                    885.7%(b) 851.3%  1,228.7% 1,173.9%       935.0%++
(1) RATIO OF OPERATING EXPENSES TO AVERAGE
NET ASSETS BEFORE REIMBURSEMENT BY THE
MANAGER AND BROKER REBATES:                    0.55%  0.58%       N/A      N/A         0.74%+

--------------------------------------------------------------------------------

+  Annualized
++ Non-annualized
N/A Not applicable
(a) Net investment income per share was calculated using average shares outstanding.
(b) Excludes TBA securities.

  PIMCO INFLATION PROTECTED BOND PORTFOLIO



                                                                               FOR THE PERIOD FROM
                                                                                   MAY 1, 2003
                                                   FOR THE YEARS ENDED           (COMMENCEMENT OF
                                                      DECEMBER 31,                OPERATIONS) TO
                                           ----------------------------------- DECEMBER 31, 2003(A)
CLASS B                                     2007(A)  2006(A) 2005(A)  2004(A)  --------------------
-------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD          $10.06 $10.76    $10.63   $10.29        $10.00
                                           --------- ------  -------- --------       -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                           0.46   0.40      0.27     0.08          0.07
NET REALIZED AND UNREALIZED GAINS (LOSSES)      0.66 (0.41)    (0.12)     0.84          0.46
                                           --------- ------  -------- --------       -------
TOTAL FROM INVESTMENT OPERATIONS                1.12 (0.01)      0.15     0.92          0.53
                                           --------- ------  -------- --------       -------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME          (0.22) (0.39)        --   (0.07)        (0.03)
DISTRIBUTIONS FROM NET REALIZED CAPITAL           -- (0.30)    (0.02)   (0.51)        (0.21)
GAINS                                      --------- ------  -------- --------       -------
TOTAL DISTRIBUTIONS                           (0.22) (0.69)    (0.02)   (0.58)        (0.24)
                                           --------- ------  -------- --------       -------
NET ASSET VALUE, END OF PERIOD                $10.96 $10.06    $10.76   $10.63        $10.29
                                           --------- ------  -------- --------       -------
TOTAL RETURN                                  10.80%  0.39%     1.39%    8.99%        5.35%+
                                           --------- ------  -------- --------       -------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)       $401.6 $367.0    $385.4   $502.3        $366.2
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                       0.80%  0.82%     0.80%    0.81%       0.84%++
NET INVESTMENT INCOME                          4.52%  3.93%     2.52%    0.73%       0.64%++
PORTFOLIO TURNOVER RATE                    885.7%(b) 851.3%  1,228.7% 1,173.9%       935.0%+
(1) RATIO OF OPERATING EXPENSES TO AVERAGE
NET ASSETS BEFORE REIMBURSEMENT BY THE
MANAGER AND BROKER REBATES:                    0.80%  0.82%       N/A      N/A       0.84%++

--------------------------------------------------------------------------------

+  Non-annualized
++ Annualized
N/A Not applicable
(a) Net investment income per share was calculated using average shares outstanding.
(b) Excludes TBA securities.

                                       PIMCO INFLATION PROTECTED BOND PORTFOLIO



                                                                                  FOR THE PERIOD MAY 1
                                                                                   2006 (COMMENCEMENT
                                                              FOR THE YEAR ENDED   OF OPERATIONS) TO
CLASS E                                                      DECEMBER 31, 2007(A) DECEMBER 31, 2006(A)
------------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                                 $10.06               $9.92
                                                                  ---------             -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                                  0.48                0.29
NET REALIZED AND UNREALIZED GAINS (LOSSES)                             0.65              (0.15)
                                                                  ---------             -------
TOTAL FROM INVESTMENT OPERATIONS                                       1.13                0.14
                                                                  ---------             -------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                                 (0.23)                  --
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS                            --                  --
                                                                  ---------             -------
TOTAL DISTRIBUTIONS                                                  (0.23)                  --
                                                                  ---------             -------
NET ASSET VALUE, END OF PERIOD                                       $10.96              $10.06
                                                                  ---------             -------
TOTAL RETURN                                                         10.93%              1.41%+
                                                                  ---------             -------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                                $7.3                $3.3
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                              0.71%             0.75%++
NET INVESTMENT INCOME                                                 4.63%             4.23%++
PORTFOLIO TURNOVER RATE                                           885.7%(b)             851.3%+
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS BEFORE
REIMBURSEMENT BY THE MANAGER AND BROKER REBATES:                      0.71%             0.75%++

--------------------------------------------------------------------------------

+  Non-annualized
++ Annualized
(a) Net investment income per share was calculated using average shares outstanding.
(b) Excludes TBA securities.

  PIMCO TOTAL RETURN PORTFOLIO



                                                           FOR THE YEARS ENDED DECEMBER 31,
                                                      ------------------------------------------
CLASS A                                                2007(A)  2006(A)  2005(A) 2004(A) 2003(A)
------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                     $11.80   $11.60 $11.40  $11.61  $11.34
                                                      --------- -------- ------  ------  ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                      0.56     0.49   0.40    0.20    0.28
NET REALIZED AND UNREALIZED GAINS (LOSSES)                 0.35     0.04 (0.12)    0.40    0.23
                                                      --------- -------- ------  ------  ------
TOTAL FROM INVESTMENT OPERATIONS                           0.91     0.53   0.28    0.60    0.51
                                                      --------- -------- ------  ------  ------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                     (0.42)   (0.32) (0.01)  (0.81)  (0.13)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS                --   (0.01) (0.07)      --  (0.11)
                                                      --------- -------- ------  ------  ------
TOTAL DISTRIBUTIONS                                      (0.42)   (0.33) (0.08)  (0.81)  (0.24)
                                                      --------- -------- ------  ------  ------
NET ASSET VALUE, END OF PERIOD                           $12.29   $11.80 $11.60  $11.40  $11.61
                                                      --------- -------- ------  ------  ------
TOTAL RETURN                                              7.85%    4.80%  2.46%   5.25%   4.53%
                                                      --------- -------- ------  ------  ------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                $3,045.1 $1,445.1 $912.6  $578.0  $194.5
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES**                                                0.54%    0.58%  0.57%   0.57%   0.59%
NET INVESTMENT INCOME                                     4.74%    4.28%  3.42%   1.69%   2.43%
PORTFOLIO TURNOVER RATE                               412.8%(b)   161.2% 344.2%  416.0%  547.1%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:**                                                0.54%    0.58%  0.57%     N/A  0.57%*

--------------------------------------------------------------------------------

* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
** Prior to 05/01/2003, broker rebates were excluded from the calculation of the expense limitation.
N/A Not applicable
(a) Net investment income per share was calculated using average shares outstanding.
(b) Excludes TBA securities.

                                                   PIMCO TOTAL RETURN PORTFOLIO



                                                            FOR THE YEARS ENDED DECEMBER 31,
                                                      --------------------------------------------
CLASS B                                                2007(A)  2006(A)  2005(A)  2004(A)  2003(A)
--------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                     $11.69   $11.50   $11.32   $11.54 $11.29
                                                      --------- -------- -------- -------- ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                      0.53     0.46     0.37     0.19   0.24
NET REALIZED AND UNREALIZED GAINS (LOSSES)                 0.34     0.04   (0.12)     0.38   0.25
                                                      --------- -------- -------- -------- ------
TOTAL FROM INVESTMENT OPERATIONS                           0.87     0.50     0.25     0.57   0.49
                                                      --------- -------- -------- -------- ------
DISTRIBUTIONS:

DISTRIBUTIONS IN EXCESS OF NET INVESTMENT INCOME         (0.39)   (0.30)       --   (0.79) (0.13)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS                --   (0.01)   (0.07)       -- (0.11)
                                                      --------- -------- -------- -------- ------
TOTAL DISTRIBUTIONS                                      (0.39)   (0.31)   (0.07)   (0.79) (0.24)
                                                      --------- -------- -------- -------- ------
NET ASSET VALUE, END OF PERIOD                           $12.17   $11.69   $11.50   $11.32 $11.54
                                                      --------- -------- -------- -------- ------
TOTAL RETURN                                              7.56%    4.52%    2.25%    4.98%  4.31%
                                                      --------- -------- -------- -------- ------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                $1,274.4 $1,219.1 $1,107.7 $1,028.5 $893.8
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES**                                                0.79%    0.83%    0.82%    0.81%  0.83%
NET INVESTMENT INCOME                                     4.51%    4.01%    3.13%    1.66%  2.07%
PORTFOLIO TURNOVER RATE                               412.8%(b)   161.2%   344.2%   416.0% 547.1%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:**                                                0.79%    0.83%    0.82%      N/A 0.82%*

--------------------------------------------------------------------------------

* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
** Prior to 05/01/2003, broker rebates were excluded from the calculation of the expense limitation.
N/A Not applicable
(a) Net investment income per share was calculated using average shares outstanding.
(b) Excludes TBA securities.

  PIMCO TOTAL RETURN PORTFOLIO



                                                          FOR THE YEARS ENDED DECEMBER 31,
                                                      -----------------------------------------
CLASS E                                                2007(A)  2006(A) 2005(A) 2004(A) 2003(A)
-----------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                     $11.73 $11.53  $11.34  $11.56  $11.30
                                                      --------- ------  ------  ------  ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                      0.54   0.47    0.39    0.21    0.23
NET REALIZED AND UNREALIZED GAINS (LOSSES)                 0.35   0.05  (0.13)    0.37    0.27
                                                      --------- ------  ------  ------  ------
TOTAL FROM INVESTMENT OPERATIONS                           0.89   0.52    0.26    0.58    0.50
                                                      --------- ------  ------  ------  ------
DISTRIBUTIONS:

DISTRIBUTIONS IN EXCESS OF NET INVESTMENT INCOME         (0.41) (0.31)      --  (0.80)  (0.13)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS                -- (0.01)  (0.07)      --  (0.11)
                                                      --------- ------  ------  ------  ------
TOTAL DISTRIBUTIONS                                      (0.41) (0.32)  (0.07)  (0.80)  (0.24)
                                                      --------- ------  ------  ------  ------
NET ASSET VALUE, END OF PERIOD                           $12.21 $11.73  $11.53  $11.34  $11.56
                                                      --------- ------  ------  ------  ------
TOTAL RETURN                                              7.63%  4.67%   2.33%   5.06%   4.44%
                                                      --------- ------  ------  ------  ------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                  $132.0 $132.5  $146.6  $146.6  $119.3
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES**                                                0.69%  0.72%   0.72%   0.71%   0.73%
NET INVESTMENT INCOME                                     4.61%  4.10%   3.24%   1.76%   2.02%
PORTFOLIO TURNOVER RATE                               412.8%(b) 161.2%  344.2%  416.0%  547.1%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:**                                                0.69%  0.72%   0.72%     N/A  0.71%*

--------------------------------------------------------------------------------

* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
** Prior to 05/01/2003, broker rebates were excluded from the calculation of the expense limitation.
N/A Not applicable
(a) Net investment income per share was calculated using average shares outstanding.
(b) Excludes TBA securities.

                                                        PIONEER FUND PORTFOLIO#



                                                          FOR THE YEARS ENDED DECEMBER 31,
                                                      ----------------------------------------
CLASS A                                               2007(A)  2006(A) 2005(A) 2004(A) 2003(A)
----------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                    $14.63 $12.75  $12.03  $10.92   $8.94
                                                      -------- ------  ------  ------  ------
INCOME FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                     0.15   0.13    0.13    0.11    0.15
NET REALIZED AND UNREALIZED GAINS                         0.58   1.89    0.59    1.11    1.98
                                                      -------- ------  ------  ------  ------
TOTAL FROM INVESTMENT OPERATIONS                          0.73   2.02    0.72    1.22    2.13
                                                      -------- ------  ------  ------  ------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                    (0.13) (0.14)      --  (0.11)  (0.15)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS               --     --      --      --      --
                                                      -------- ------  ------  ------  ------
TOTAL DISTRIBUTIONS                                     (0.13) (0.14)      --  (0.11)  (0.15)
                                                      -------- ------  ------  ------  ------
NET ASSET VALUE, END OF PERIOD                          $15.23 $14.63  $12.75  $12.03  $10.92
                                                      -------- ------  ------  ------  ------
TOTAL RETURN                                             5.01% 15.92%   5.99%  11.13%  23.78%
                                                      -------- ------  ------  ------  ------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                  $46.1  $43.7   $46.0   $33.0   $27.0
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                 0.97%  1.09%   1.01%  0.99%*   1.12%
NET INVESTMENT INCOME                                    0.95%  0.98%   1.03%   0.98%   1.56%
PORTFOLIO TURNOVER RATE                                  18.2%  28.5%   16.0%   19.0%   98.0%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY MANAGER:                      0.99%(b)  1.22%   1.01%   1.12%   1.12%

--------------------------------------------------------------------------------

# On May 1, 2006, the Portfolio received, through a plan of reorganization, all of the assets and assumed the liabilities of the Pioneer Fund Portfolio, a series of The Travelers Series Trust, that followed the same investment objective as the Portfolio. The information for each of the periods prior to May 1, 2006 is that of the predecessor Pioneer Fund Portfolio.
*  The investment manager waived a portion of its management fee for the year.
(a) Net investment income per share was calculated using average shares outstanding.
(b) Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.

  PIONEER STRATEGIC INCOME PORTFOLIO#



                                       FOR THE
                                      YEAR ENDED  PERIOD ENDED
                                     DECEMBER 31, DECEMBER 31, FOR THE YEARS ENDED OCTOBER 31,
                                       2007(A)     2006(A)(B)  -------------------------------
CLASS A                              ------------ ------------ 2006(A) 2005(A) 2004(A) 2003(A)
--------------------------------------            -            -------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD     $9.46        $9.81     $9.56   $9.73    $9.53  $8.94
                                        ------      -------    ------  ------  ------- ------
INCOME (LOSS) FROM INVESTMENT
OPERATIONS:

NET INVESTMENT INCOME                     0.51         0.07      0.49    0.53     0.57   0.63
NET REALIZED AND UNREALIZED GAINS         0.12         0.04      0.15  (0.04)     0.48   1.04
(LOSSES)                                ------      -------    ------  ------  ------- ------
TOTAL FROM INVESTMENT OPERATIONS          0.63         0.11      0.64    0.49     1.05   1.67
                                        ------      -------    ------  ------  ------- ------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT
INCOME                                  (0.07)       (0.46)    (0.39)  (0.66)   (0.85) (1.08)
DISTRIBUTIONS FROM NET REALIZED             --           --        --      --       --     --
CAPITAL GAINS                           ------      -------    ------  ------  ------- ------
TOTAL DISTRIBUTIONS                     (0.07)       (0.46)    (0.39)  (0.66)   (0.85) (1.08)
                                        ------      -------    ------  ------  ------- ------
NET ASSET VALUE, END OF PERIOD          $10.02        $9.46     $9.81   $9.56    $9.73  $9.53
                                        ------      -------    ------  ------  ------- ------
TOTAL RETURN                             6.65%       1.10%+     6.95%   5.17%   11.66% 20.56%
                                        ------      -------    ------  ------  ------- ------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN
MILLIONS)                               $327.7       $253.8      $243    $186     $107   $100
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                 0.76%      0.85%++     0.88%   0.86%  0.90%**  1.00%
NET INVESTMENT INCOME                    5.28%      4.56%++     5.13%   5.58%    6.19%  7.05%
PORTFOLIO TURNOVER RATE                  44.5%        6.4%+     33.0%   37.0%    56.0% 141.0%
(1) RATIO OF OPERATING EXPENSES TO
AVERAGE NET ASSETS BEFORE
REIMBURSEMENT BY THE MANAGER AND
BROKER REBATES:                          0.76%      0.85%++     0.88%     N/A      N/A    N/A

--------------------------------------------------------------------------------

# On May 1, 2006, the Portfolio received, through a plan of reorganization, all of the assets and assumed the liabilities of the Pioneer Strategic Income Portfolio, a series of The Travelers Series Trust, that followed the same investment objective as the Portfolio. The information for each of the periods prior to May 1, 2006 is that of the predecessor Pioneer Strategic Income Portfolio and the predecessor fund.
** The investment manager waived a portion of its management fee for the year ended October 31, 2004. The actual expense ratio did not change due to this waiver.
+  Non-annualized
++ Annualized
(a) Net investment income per share was calculated using average shares outstanding.
(b) Fiscal year end changed on November 1, 2006 from October 31 to December 31. N/A Not applicable

                                         THIRD AVENUE SMALL CAP VALUE PORTFOLIO



                                                          FOR THE YEARS ENDED DECEMBER 31,
                                                      ----------------------------------------
CLASS A                                               2007(A)  2006(A) 2005(A) 2004(A) 2003(A)
----------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                    $17.48 $16.61  $14.38  $11.62   $8.29
                                                      -------- ------  ------  ------  ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                     0.17   0.27    0.14    0.16    0.05
NET REALIZED AND UNREALIZED GAINS (LOSSES)              (0.54)   1.89    2.13    2.96    3.39
                                                      -------- ------  ------  ------  ------
TOTAL FROM INVESTMENT OPERATIONS                        (0.37)   2.16    2.27    3.12    3.44
                                                      -------- ------  ------  ------  ------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                    (0.21) (0.11)      --  (0.08)  (0.04)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS           (1.15) (1.18)  (0.04)  (0.28)  (0.07)
                                                      -------- ------  ------  ------  ------
TOTAL DISTRIBUTIONS                                     (1.36) (1.29)  (0.04)  (0.36)  (0.11)
                                                      -------- ------  ------  ------  ------
NET ASSET VALUE, END OF PERIOD                          $15.75 $17.48  $16.61  $14.38  $11.62
                                                      -------- ------  ------  ------  ------
TOTAL RETURN                                           (2.79)% 13.38%  15.82%  26.81%  41.52%
                                                      -------- ------  ------  ------  ------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)               $1,171.6 $883.6  $476.8  $206.3    $6.2
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES**                                               0.76%  0.80%   0.81%   0.87%   0.93%
NET INVESTMENT INCOME                                    0.99%  1.64%   0.94%   1.12%   0.54%
PORTFOLIO TURNOVER RATE                                  36.0%  12.1%   19.6%   11.3%   14.6%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                 0.76%  0.80%   0.81%     N/A  0.92%*

--------------------------------------------------------------------------------

* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
** Prior to 05/01/2003, broker rebates were excluded from the calculation of the expense limitation.
N/A Not applicable
(a) Net investment income per share was calculated using average shares outstanding.

  THIRD AVENUE SMALL CAP VALUE PORTFOLIO



                                                         FOR THE YEARS ENDED DECEMBER 31,
                                                      ---------------------------------------
CLASS B                                               2007(A) 2006(A) 2005(A) 2004(A) 2003(A)
---------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                   $17.41 $16.55  $14.37  $11.61   $8.28
                                                      ------- ------  ------  ------  ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                    0.13   0.21    0.10    0.06    0.05
NET REALIZED AND UNREALIZED GAINS (LOSSES)             (0.54)   1.91    2.12    3.02    3.38
                                                      ------- ------  ------  ------  ------
TOTAL FROM INVESTMENT OPERATIONS                       (0.41)   2.12    2.22    3.08    3.43
                                                      ------- ------  ------  ------  ------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                   (0.17) (0.08)      --  (0.04)  (0.03)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS          (1.15) (1.18)  (0.04)  (0.28)  (0.07)
                                                      ------- ------  ------  ------  ------
TOTAL DISTRIBUTIONS                                    (1.32) (1.26)  (0.04)  (0.32)  (0.10)
                                                      ------- ------  ------  ------  ------
NET ASSET VALUE, END OF PERIOD                         $15.68 $17.41  $16.55  $14.37  $11.61
                                                      ------- ------  ------  ------  ------
TOTAL RETURN                                          (3.02)% 13.13%  15.48%  26.50%  41.41%
                                                      ------- ------  ------  ------  ------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                $741.5 $573.8  $442.4  $435.5  $307.9
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES**                                              1.01%  1.05%   1.05%   1.07%   1.18%
NET INVESTMENT INCOME                                   0.76%  1.28%   0.64%   0.46%   0.49%
PORTFOLIO TURNOVER RATE                                 36.0%  12.1%   19.6%   11.3%   14.6%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                1.01%  1.05%   1.05%     N/A  1.13%*

--------------------------------------------------------------------------------

* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
** Prior to 05/01/2003, broker rebates were excluded from the calculation of the expense limitation.
N/A Not applicable
(a) Net investment income per share was calculated using average shares outstanding.

                                                  VAN KAMPEN COMSTOCK PORTFOLIO



                                                                                 FOR THE PERIOD FROM
                                                                                     MAY 2, 2005
                                                             FOR THE YEARS ENDED   (COMMENCEMENT OF
                                                               DECEMBER 31,         OPERATIONS) TO
                                                             ------------------- DECEMBER 31, 2005(A)
CLASS A                                                      2007(A)   2006(A)   --------------------
---------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                           $11.95    $10.40         $10.00
                                                             --------  --------        -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                            0.25      0.23           0.14
NET REALIZED AND UNREALIZED GAINS (LOSSES)                     (0.49)      1.45           0.45
                                                             --------  --------        -------
TOTAL FROM INVESTMENT OPERATIONS                               (0.24)      1.68           0.59
                                                             --------  --------        -------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                           (0.19)   (0.00)*         (0.11)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS                  (0.26)    (0.13)         (0.08)
                                                             --------  --------        -------
TOTAL DISTRIBUTIONS                                            (0.45)    (0.13)         (0.19)
                                                             --------  --------        -------
NET ASSET VALUE, END OF PERIOD                                 $11.26    $11.95         $10.40
                                                             --------  --------        -------
TOTAL RETURN                                                  (2.31)%    16.34%         5.93%+
                                                             --------  --------        -------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                      $1,839.2  $1,210.1         $880.4
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                        0.61%     0.67%        0.68%++
NET INVESTMENT INCOME                                           2.04%     2.11%        2.02%++
PORTFOLIO TURNOVER RATE                                         22.2%     32.7%         75.7%+
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS BEFORE
REIMBURSEMENT BY THE MANAGER AND BROKER REBATES:                0.61%     0.67%        0.68%++

--------------------------------------------------------------------------------

*  Rounds to less than $0.005 per share.
+  Non-annualized
++ Annualized
(a) Net investment income per share was calculated using average shares outstanding.

  VAN KAMPEN COMSTOCK PORTFOLIO



                                                                                 FOR THE PERIOD FROM
                                                                                     MAY 2, 2005
                                                             FOR THE YEARS ENDED   (COMMENCEMENT OF
                                                              DECEMBER 31,          OPERATIONS) TO
                                                             ------------------- DECEMBER 31, 2005(A)
CLASS B                                                      2007(A)   2006(A)   --------------------
---------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                          $11.91   $10.39           $10.00
                                                              -------  ------          -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                           0.22     0.20             0.12
NET REALIZED AND UNREALIZED GAINS (LOSSES)                    (0.48)     1.45             0.46
                                                              -------  ------          -------
TOTAL FROM INVESTMENT OPERATIONS                              (0.26)     1.65             0.58
                                                              -------  ------          -------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                          (0.17)       --           (0.11)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS                 (0.26)   (0.13)           (0.08)
                                                              -------  ------          -------
TOTAL DISTRIBUTIONS                                           (0.43)   (0.13)           (0.19)
                                                              -------  ------          -------
NET ASSET VALUE, END OF PERIOD                                $11.22   $11.91           $10.39
                                                              -------  ------          -------
TOTAL RETURN                                                 (2.49)%   16.05%           5.75%+
                                                              -------  ------          -------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                       $162.0   $145.3            $58.8
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                       0.85%    0.92%          0.93%++
NET INVESTMENT INCOME                                          1.80%    1.85%          1.71%++
PORTFOLIO TURNOVER RATE                                        22.2%    32.7%           75.7%+
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS BEFORE
REIMBURSEMENT BY THE MANAGER AND BROKER REBATES:               0.86%    0.92%          0.93%++

--------------------------------------------------------------------------------

+  Non-annualized
++ Annualized
(a) Net investment income per share was calculated using average shares outstanding.

                                            VAN KAMPEN MID CAP GROWTH PORTFOLIO



                                                         FOR THE YEARS ENDED DECEMBER 31,
                                                      ---------------------------------------
CLASS A                                               2007(A) 2006(A) 2005(A) 2004(A) 2003(A)
---------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                  $10.44   $10.19  $10.43   $9.24   $6.78
                                                      ------  ------- ------- ------- -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME (LOSS)                            0.05   (0.01)  (0.04)  (0.04)  (0.05)
NET REALIZED AND UNREALIZED GAINS                       2.29     0.90    0.54    1.23    2.51
                                                      ------  ------- ------- ------- -------
TOTAL FROM INVESTMENT OPERATIONS                        2.34     0.89    0.50    1.19    2.46
                                                      ------  ------- ------- ------- -------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                      --       --      --      --      --
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS         (0.96)   (0.64)  (0.74)      --      --
                                                      ------  ------- ------- ------- -------
TOTAL DISTRIBUTIONS                                   (0.96)   (0.64)  (0.74)      --      --
                                                      ------  ------- ------- ------- -------
NET ASSET VALUE, END OF PERIOD                        $11.82   $10.44  $10.19  $10.43   $9.24
                                                      ------  ------- ------- ------- -------
TOTAL RETURN                                          23.84%    8.65%   4.71%  12.76%  36.43%
                                                      ------  ------- ------- ------- -------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                $29.6    $24.0   $21.5   $26.5   $27.6
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES*                                              0.88%    0.90%   0.90%   0.90%   0.90%
NET INVESTMENT INCOME (LOSS)                           0.46%  (0.08)% (0.35)% (0.43)% (0.57)%
PORTFOLIO TURNOVER RATE                                62.0%   226.6%  103.9%   99.5%  119.0%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                               0.88%    1.08%   0.99%   0.95%   1.04%

--------------------------------------------------------------------------------

(a) Net investment income (loss) per share was calculated using average shares outstanding.
* Prior to 05/01/2003, broker rebates were excluded from the calculation of the expense limitation.

  VAN KAMPEN MID CAP GROWTH PORTFOLIO



                                                         FOR THE YEARS ENDED DECEMBER 31,
                                                      ---------------------------------------
CLASS B                                               2007(A) 2006(A) 2005(A) 2004(A) 2003(A)
---------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                  $10.25   $10.04  $10.30   $9.16   $6.75
                                                      ------  ------- ------- ------- -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME (LOSS)                            0.02   (0.03)  (0.06)  (0.06)  (0.07)
NET REALIZED AND UNREALIZED GAINS                       2.24     0.88    0.54    1.20    2.48
                                                      ------  ------- ------- ------- -------
TOTAL FROM INVESTMENT OPERATIONS                        2.26     0.85    0.48    1.14    2.41
                                                      ------  ------- ------- ------- -------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                      --       --      --      --      --
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS         (0.96)   (0.64)  (0.74)      --      --
                                                      ------  ------- ------- ------- -------
TOTAL DISTRIBUTIONS                                   (0.96)   (0.64)  (0.74)      --      --
                                                      ------  ------- ------- ------- -------
NET ASSET VALUE, END OF PERIOD                        $11.55   $10.25  $10.04  $10.30   $9.16
                                                      ------  ------- ------- ------- -------
TOTAL RETURN                                          23.48%    8.37%   4.58%  12.45%  35.70%
                                                      ------  ------- ------- ------- -------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                $81.5    $54.8   $40.9   $36.0   $27.6
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES*                                              1.13%    1.15%   1.15%   1.15%   1.14%
NET INVESTMENT INCOME (LOSS)                           0.19%  (0.30)% (0.58)% (0.66)% (0.83)%
PORTFOLIO TURNOVER RATE                                62.0%   226.6%  103.9%   99.5%  119.0%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                               1.14%    1.34%   1.24%   1.20%   1.39%

--------------------------------------------------------------------------------

(a) Net investment income (loss) per share was calculated using average shares outstanding.
* Prior to 05/01/2003, broker rebates were excluded from the calculation of the expense limitation.

FOR MORE INFORMATION

If you would like more information about a Portfolio, the following documents are available to you free upon request:

ANNUAL/SEMI-ANNUAL REPORTS

Contain additional information about a Portfolio's performance. In a Portfolio's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION ("SAI")

Provides a fuller technical and legal description of the Portfolio's policies, investment restrictions, and business structure. The SAI is legally considered to be a part of this Prospectus.

IF YOU WOULD LIKE A COPY OF THE CURRENT VERSIONS OF THESE DOCUMENTS, OR OTHER INFORMATION ABOUT A PORTFOLIO, CONTACT:

                          MET INVESTORS SERIES TRUST
                                 5 PARK PLAZA
                                  SUITE 1900
                           IRVINE, CALIFORNIA 92614

                                1-800-848-3854

Free copies of the SAI and Annual and Semi-Annual Reports are available at the following website: www.metlifeinvestors.com

Information about a Portfolio, including the Annual and Semi-annual Reports and SAI, may also be obtained from the Securities and Exchange Commission ("SEC"):

[_] IN PERSONReview and copy documents in the SEC's Public Reference Room in
             Washington, D.C. (for information call 202-551-8090).

[_] ON LINE  Retrieve information from the EDGAR database on the SEC's web site at: http://www.sec.gov.

[_] BY MAIL  Request documents, upon payment of a duplicating fee, by writing to SEC, Public Reference Section, Washington, D.C. 20549 or by e-mailing the SEC at publicinfo@sec.gov.

                             SEC FILE # 811-10183

                                 MET INVESTORS
                            S E R I E S   T R U S T

                    Met/AIM Capital Appreciation Portfolio

                      Met/AIM Small Cap Growth Portfolio


                           Lazard Mid Cap Portfolio


                       Legg Mason Value Equity Portfolio

                     Lord Abbett Bond Debenture Portfolio

                   MFS(R) Emerging Markets Equity Portfolio

                    MFS(R) Research International Portfolio



                  Oppenheimer Capital Appreciation Portfolio

                            Pioneer Fund Portfolio

                      Pioneer Strategic Income Portfolio

                    Third Avenue Small Cap Value Portfolio


                      Van Kampen Mid Cap Growth Portfolio

                      Class A, Class B and Class E Shares


                                __PROSPECTUS__


                                APRIL 28, 2008


Like all securities, these securities have not been approved or disapproved by the
    Securities and Exchange Commission, nor has the Securities and Exchange
      Commission passed upon the accuracy or adequacy of this Prospectus.
           Any representation to the contrary is a criminal offense.

                           ____TABLE OF CONTENTS____


                                                             PAGE

           INTRODUCTION                                       3
              Understanding the Trust                         3
              Understanding the Portfolios                    3

           THE PORTFOLIOS                                     5

             INVESTMENT SUMMARY                               5
              Met/AIM Capital Appreciation Portfolio          6
              Met/AIM Small Cap Growth Portfolio              9
              Lazard Mid Cap Portfolio                        12
              Legg Mason Value Equity Portfolio               15
              Lord Abbett Bond Debenture Portfolio            19
              MFS(R) Emerging Markets Equity Portfolio        24
              MFS(R) Research International Portfolio         28
              Oppenheimer Capital Appreciation Portfolio      32
              Pioneer Fund Portfolio                          35
              Pioneer Strategic Income Portfolio              38
              Third Avenue Small Cap Value Portfolio          43
              Van Kampen Mid Cap Growth Portfolio             46

             PRIMARY RISKS OF INVESTING IN THE PORTFOLIOS     50
             ADDITIONAL INVESTMENT STRATEGIES                 54
             MANAGEMENT                                       66
              The Manager                                     66
              The Advisers                                    68
              Distribution Plans                              76

           YOUR INVESTMENT                                    77
              Shareholder Information                         77
              Dividends, Distributions and Taxes              77
              Sales and Purchases of Shares                   79

           FINANCIAL HIGHLIGHTS                               83

           FOR MORE INFORMATION                           Back Cover

INTRODUCTION

UNDERSTANDING THE TRUST


Met Investors Series Trust (the "Trust") is an open-end management investment company that offers a selection of fifty-two managed investment portfolios or mutual funds, only twelve of which are offered through this Prospectus (the "Portfolios"). Each of the twelve Portfolios described in this Prospectus has its own investment objective designed to meet different investment goals. Please see the Investment Summary section of this Prospectus for specific information on each Portfolio.


  INVESTING THROUGH A VARIABLE INSURANCE CONTRACT


  Class A, Class B and Class E shares of the Portfolios, as applicable, are currently only sold to separate accounts of Metropolitan Life Insurance Company and certain of its affiliates (collectively, "MetLife" or the "Insurance Companies") to fund the benefits under certain individual flexible premium variable life insurance policies and individual and group variable annuity contracts (collectively, "Contracts"). As a Contract owner, your premium payments are allocated to one or more of the Portfolios in accordance with your Contract.


  A particular Portfolio or class of a Portfolio of the Trust may not be available under the Contract you have chosen. The prospectus for the Contracts shows the Portfolios and classes available to you. Please read this Prospectus carefully before selecting a Portfolio. It provides information to assist you in your decision. If you would like additional information about a Portfolio, please request a copy of the Statement of Additional Information ("SAI"). For details about how to obtain a copy of the SAI and other reports and information, see the back cover of this Prospectus. The SAI is incorporated by reference into this Prospectus.

  Some of the Portfolios have names and investment objectives that are very similar to certain publicly available mutual funds that are managed by the same investment advisers. The Portfolios in this Prospectus are not those publicly available mutual funds and will not have the same performance. Different performance will result from such factors as different implementation of investment policies, different investment restrictions, different cash flows into and out of the Portfolios, different fees, and different asset sizes.

UNDERSTANDING THE PORTFOLIOS

After this Introduction you will find an Investment Summary for each Portfolio. Each Investment Summary presents important facts about a Portfolio, including information about its investment objective, principal investment strategy, primary risks, fees and expenses and past performance.

Each of the Portfolios falls into one of two categories of funds: equity funds and fixed income funds. A particular type of Portfolio may be more appropriate for you depending upon your investment needs.


 PLEASE SEE THE CONTRACT PROSPECTUS FOR A DETAILED EXPLANATION OF YOUR CONTRACT.

DESCRIPTION OF TYPES OF FUNDS:

  EQUITY FUNDS

  Although they may involve more risk, historically, equity securities such as common stocks have offered higher returns than bonds or other investments over the long term. A domestic equity fund principally invests in equity securities of U.S. companies and may also, to a minor extent, invest in securities of companies located outside the United States. An international equity fund principally invests in the equity securities of companies located outside the United States.

  FIXED INCOME FUNDS

  Fixed income securities are securities that pay a specified rate of return. Historically, fixed income funds are not as volatile as equity funds. These funds may lend stability to a portfolio made up primarily of stocks.

--------------------------------------------------------------------------------

BEFORE YOU CHOOSE A PORTFOLIO, PLEASE CONSIDER...

All of the Portfolios involve risk, but there is also the potential for reward. You can lose money--and you can make money. The Portfolios are structured so that each offers a different degree of risk and reward than others.

WHAT RISK/REWARD LEVEL IS FOR YOU? ASK YOURSELF THE FOLLOWING:
(1) HOW WELL DO I HANDLE FLUCTUATIONS IN MY ACCOUNT VALUE?

    The greater the degree of risk for a Portfolio, the more its price is likely to move up and down on a day to day basis. If this makes you uncomfortable, you may prefer an investment that is less risky and that may not fluctuate in price as much.

(2) AM I LOOKING FOR A HIGHER RATE OF RETURN?

    Generally, the higher the potential return, the higher the risk. If you find the potential to make money is worth the possibility of losing more, then a Portfolio with higher risk may be right for you.

A final note: These Portfolios are designed for long-term investment.

                                THE PORTFOLIOS

INVESTMENT SUMMARY

Each Portfolio's summary discusses the following:

    INVESTMENT OBJECTIVE
    What is the Portfolio's investment goal?

    PRINCIPAL INVESTMENT STRATEGY
    How does the Portfolio attempt to achieve its investment goal? What types of investments does it contain? What style of investing and investment philosophy does it follow?

    PRIMARY RISKS
    What are the specific risks of investing in the Portfolio?

    PAST PERFORMANCE
    How well has the Portfolio performed over time?

    FEES AND EXPENSES
    What is the cost of investing in the Portfolio?

In addition to its principal investment strategy, each Portfolio may invest in various types of securities and engage in various investment techniques and practices which are not the principal focus of the Portfolio and therefore are not described in the Investment Summary section of the Prospectus. These other securities and investment techniques and practices in which a Portfolio may engage, together with their risks, are briefly discussed in "Additional Investment Strategies" in this Prospectus.

Following the Investment Summary is the section entitled "Primary Risks of Investing in the Portfolios" which lists some of the factors that may affect the value of a Portfolio's investments.

The SAI provides more detailed information regarding the various types of securities that a Portfolio may purchase and certain investment techniques and practices of its Adviser.

The Contracts may be sold by banks. AN INVESTMENT IN A PORTFOLIO OF THE TRUST THROUGH A CONTRACT IS NOT A DEPOSIT OR OBLIGATION OF, OR GUARANTEED BY, ANY BANK, AND IS NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY OF THE U.S. GOVERNMENT.


 EACH PORTFOLIO IN THIS PROSPECTUS IS A MUTUAL FUND: A POOLED INVESTMENT THAT IS PROFESSIONALLY MANAGED AND THAT GIVES YOU THE OPPORTUNITY TO PARTICIPATE IN FINANCIAL MARKETS. EACH PORTFOLIO STRIVES TO REACH ITS STATED INVESTMENT OBJECTIVE, WHICH CAN BE CHANGED WITHOUT SHAREHOLDER APPROVAL. AS WITH ALL MUTUAL FUNDS, THERE IS NO GUARANTEE THAT A PORTFOLIO WILL ACHIEVE ITS INVESTMENT OBJECTIVE.


 A PORTFOLIO'S ADVISER MAY SELL A PORTFOLIO SECURITY WHEN THE VALUE OF THE INVESTMENT REACHES OR EXCEEDS ITS ESTIMATED FAIR VALUE, TO TAKE ADVANTAGE OF MORE ATTRACTIVE INVESTMENT OPPORTUNITIES, WHEN THE ISSUER'S INVESTMENT FUNDAMENTALS BEGIN TO DETERIORATE, WHEN THE PORTFOLIO MUST MEET REDEMPTIONS, OR FOR OTHER INVESTMENT REASONS.

                    MET/AIM CAPITAL APPRECIATION PORTFOLIO

INVESTMENT OBJECTIVE:

Capital appreciation.

PRINCIPAL INVESTMENT STRATEGY:


The Portfolio invests principally in common stocks of domestic and foreign companies the Adviser believes are likely to benefit from new or innovative products, services or processes, as well as those that have experienced above-average, long-term growth in earnings and have excellent prospects for future growth. The Portfolio will not invest more than 25% of its total assets in foreign securities.

The Adviser is not constrained to any particular investment style. The Portfolio may tend to buy "growth" stocks or "value" stocks. In selecting companies for investment, the Adviser looks for companies with increasing market share, experienced and effective management and competitive advantage. The Portfolio may invest in small, relatively new or unseasoned companies. The Portfolio may also purchase call options, which are derivatives, but not for speculative purposes, and write covered call options on no more than 20% of the value of its net assets.


PRIMARY RISKS:


The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail starting on page 50, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:


  .  Market risk

  .  Market capitalization risk

  .  Investment style risk

  .  Foreign investment risk

The Portfolio's investments in derivatives can significantly increase the Portfolio's exposure to market risk or credit risk of the counterparty. Derivatives also involve the risk of mispricing or improper valuation and the risks that changes in the value of the derivative may not correlate perfectly with relevant assets, rates and indices.

PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.




The performance shown below is the performance of the Portfolio's Class A shares, the Portfolio's oldest Class. The historical performance shown for the Portfolio's Class A shares is the performance of the Portfolio's predecessor funds managed by the Adviser using the same investment objective and strategy as the Portfolio. On July 1, 2005, substantially all of the assets of the AIM Capital Appreciation Portfolio of Travelers Series Fund, Inc. were transferred to the AIM Capital Appreciation Portfolio, a series of The Travelers Series Trust. The assets of the AIM Capital Appreciation Portfolio of The Travelers Series Trust were transferred to the Portfolio on May 1, 2006. The performance shown below for the Portfolio's Class A shares prior to May 1, 2006 is the historical performance of the AIM Capital Appreciation Portfolio of The Travelers Series Trust (from July 1, 2005 through April 30, 2006) and of the AIM Capital Appreciation Portfolio of Travelers Series Fund, Inc. (from January 1, 1996 through June 30,
2005).

The bar chart below shows you the performance of the Portfolio's Class A shares for the last ten calendar years and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart.


Year-by-Year Total Return as of 12/31 of Each Year

                                    [CHART]

  98      99      00      01      02      03      04      05      06      07
------  ------  ------  ------  ------  ------  ------  ------  ------  ------
17.21% 42.96%  -10.40%  -23.76% -23.87%  29.31%  6.50%  8.73%   6.88%   11.92%

High Quarter: 4th-1999  +35.92%
Low Quarter:  3rd-2001  -23.04%


The table below compares the Portfolio's Class A and Class E shares' average annual compounded total returns for the 1-, 5- and 10-year periods and since inception through 12/31/07, as applicable, with the S&P 500 Index and with the Russell 1000 Growth Index. The S&P 500 Index is a widely recognized unmanaged index that measures the stock performance of 500 large- and medium-sized companies and is often used to indicate the performance of the overall stock market. The Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.



            Average Annual Total Return as of 12/31/07
-------------------------------------------------------------------
                                                  Since   Inception
                          1 Year 5 Year 10 Year Inception   Date
------------------------- ------ ------ ------- --------- ---------
Class A                   11.92% 12.36%  4.55%      --          --
Class E                      --     --     --     4.21%    4/28/07
S&P 500 Index              5.49% 12.83%  5.91%      --
Russell 1000 Growth Index 11.81% 12.10%  3.83%      --





 PORTFOLIO MANAGEMENT:


..  Invesco Aim Capital Management, Inc. see page 68

..  For financial highlights see page 84

FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2007 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)



                                          Class A Class E
---------------------------------------------------------
Management Fee*                            0.76%   0.76%
---------------------------------------------------------
12b-1 Fees                                 None    0.15%
---------------------------------------------------------
Other Expenses                             0.10%   0.10%
---------------------------------------------------------
Total Annual Portfolio Operating Expenses  0.86%   1.01%
---------------------------------------------------------



        * Met Investors Advisory, LLC (the "Manager") has agreed that any advisory fee waivers received from the Portfolio's Adviser commencing May 1, 2006 will be passed on to the Portfolio in the form of a voluntary fee waiver. For purposes of calculating the Adviser's fee, the assets of the Portfolio and the assets of the Met/AIM Small Cap Growth Portfolio of the Trust are aggregated. Including the voluntary fee waiver, the management fee for the year ended December 31, 2007 was 0.74%.

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES



         Class A  Class E
--------------------------
1 Year   $     88 $    104
--------------------------
3 Years  $    275 $    323
--------------------------
5 Years  $    479 $    560
--------------------------
10 Years $  1,064 $  1,241
--------------------------

                      MET/AIM SMALL CAP GROWTH PORTFOLIO

INVESTMENT OBJECTIVE:

Long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGY:


The Portfolio seeks to meet its objective by investing, normally, at least 80% of its net assets in securities of small-cap companies. In complying with this 80% investment requirement, the Portfolio will invest primarily in marketable equity securities, including convertible securities, but its investments may include other securities, such as synthetic instruments. Synthetic instruments are investments that have economic characteristics similar to the Portfolio's direct investments, and may include warrants, futures, options, exchange-traded funds and American Depositary Receipts. The Portfolio considers a company to be a small-cap company if it has a market capitalization, at the time of purchase, no larger than the largest capitalized company included in the Russell 2000 Index during the most recent 11-month period (based on month-end data) plus the most recent data during the current month, within the range of market capitalizations of companies included in the Russell 2000 Index.

The Portfolio may invest up to 20% of its net assets in equity securities of issuers that have market capitalizations, at the time of purchase, outside of the range of market capitalizations of companies included in the Russell 2000 Index, and in investment-grade non-convertible debt securities, U.S. government securities and high-quality money market instruments. The Portfolio may also invest up to 25% of its total assets in foreign securities. For risk management purposes, the Portfolio may hold a portion of its assets in cash or cash equivalents, including money market instruments.

In selecting investments, the portfolio managers seek to identify those companies that have strong earnings momentum or demonstrate other potential for growth of capital. The portfolio managers anticipate that the Portfolio, when fully invested, will generally be comprised of companies that are currently experiencing a greater than anticipated increase in earnings.


PRIMARY RISKS:


The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail starting on page 50, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:


  .  Market risk

  .  Market capitalization risk

  .  Investment style risk

  .  Foreign investment risk

The Portfolio's investments in derivatives can significantly increase the Portfolio's exposure to market risk or credit risk of the counterparty. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the relevant assets, rates and indices.

 PORTFOLIO MANAGEMENT:


..  Invesco Aim Capital Management, Inc. see page 68

..  For financial highlights see page 86



PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.




The bar chart below shows you the performance of the Portfolio's Class B shares, the Portfolio's oldest class, for each full calendar year since its inception and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart.

               Year-by-Year Total Return as of 12/31 of Each Year

                                    [CHART]

        02        03          04          05          06         07
     ------     ------       -----      ------     ------     ------
    -27.50%     38.86%       6.43%       8.27%      14.18%     11.07%

                   High Quarter:   2nd - 2003      +20.75%
                   Low Quarter:    3rd - 2002      -18.43%



The table below compares the Portfolio's Class A, Class B and Class E shares' average annual compounded total returns for the 1- and 5-year periods and from inception through 12/31/07 with the Russell 2000 Index and the Russell 2000 Growth Index. The Russell 2000 Index is an unmanaged index which measures the performance of the 2,000 smallest companies in the Russell 3000 Index. The Russell 2000 Growth Index is an unmanaged index which measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.



-----------------------------------------------------------
        Average Annual Total Return as of 12/31/07
-----------------------------------------------------------
                                          Since   Inception
                          1 Year 5 Year Inception   Date
------------------------- ------ ------ --------- ---------
Class A                   11.40% 15.39%    6.91%    1/2/02
Class B                   11.07% 15.20%    9.39%   10/9/01
Class E                   11.20% 15.34%    7.66%    4/1/02
Russell 2000 Index        -1.57% 16.25%   12.12%*
Russell 2000 Growth Index  7.05% 16.50%   10.70%*
* Index performance is from 10/1/01.

FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2007 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)



                                          Class A Class B Class E
-----------------------------------------------------------------
Management Fee                             0.86%   0.86%   0.86%
-----------------------------------------------------------------
12b-1 Fees                                 None    0.25%   0.15%
-----------------------------------------------------------------
Other Expenses                             0.06%   0.06%   0.06%
-----------------------------------------------------------------
Total Annual Portfolio Operating Expenses  0.92%   1.17%   1.07%
-----------------------------------------------------------------



EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES



         Class A  Class B  Class E
-----------------------------------
1 Year   $     94 $    120 $    110
-----------------------------------
3 Years  $    295 $    374 $    342
-----------------------------------
5 Years  $    511 $    647 $    593
-----------------------------------
10 Years $  1,135 $  1,427 $  1,311
-----------------------------------

                           LAZARD MID CAP PORTFOLIO


INVESTMENT OBJECTIVE:

Long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGY:


The Portfolio seeks to meet its objective by investing, normally, at least 80% of its net assets in equity securities, including convertible securities, of mid-cap companies. In complying with this 80% investment requirement, the Portfolio's investments may include synthetic instruments. Synthetic instruments are investments that have economic characteristics similar to the Portfolio's direct investments, and may include warrants, futures, options, exchange-traded funds and American Depositary Receipts. The Portfolio considers a company to be a mid-cap company if it has a market capitalization, at the time of purchase, within the range of the largest and smallest capitalized companies included in the Russell Midcap Index during the most recent 11-month period (based on month-end data) plus the most recent data during the current month.

The Portfolio may invest up to 20% of its net assets in equity securities of companies in other market capitalization ranges and in investment grade debt securities. The Portfolio may also invest up to 25% of its total assets in foreign securities. For risk management purposes, the Portfolio may hold a portion of its assets in cash or cash equivalents, including money market instruments.

In selecting investments, the portfolio managers seek to identify those companies that are, in their view, undervalued relative to current or projected earnings, or the current market value of assets owned by the company. The primary emphasis of the portfolio managers' search for undervalued equity securities is in four categories: (1) out-of-favor cyclical growth companies;
(2) established growth companies that are undervalued compared to historical relative valuation parameters; (3) companies where there is early but tangible evidence of improving prospects which are not yet reflected in the value of the companies' equity securities; and (4) companies whose equity securities are selling at prices that do not yet reflect the current market value of their assets.


PRIMARY RISKS:


The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail starting on page 50, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:


  .  Market risk

  .  Foreign investment risk

  .  Market capitalization risk

  .  Investment style risk

The Portfolio's investments in derivatives can significantly increase the Portfolio's exposure to market risk or credit risk of the counterparty. Derivatives can also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the relevant assets, rates and indices.

PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.




The bar chart below shows you the performance of the Portfolio's Class B shares, the Portfolio's oldest Class, for each full calendar year since its inception and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart. Effective December 19, 2005, Lazard Asset Management LLC became the Portfolio's Adviser. Investment performance information prior to that date is attributable to the Portfolio's former investment adviser.

               Year-by-Year Total Return as of 12/31 of Each Year

                                    [CHART]

                    02       03      04      05      06      07
                  -------  ------  ------  ------  ------  ------
                  -10.82%  26.03%  14.32%   8.06%  14.67%  -2.71%

                      High Quarter: 2nd - 2003 +15.66%
                      Low Quarter:  3rd - 2002 -14.33%



The table below compares the Portfolio's Class A, Class B and Class E shares' average annual compounded total returns for the 1- and 5-year periods and from inception through 12/31/07 with the Russell Midcap Index. The Russell Midcap Index measures the performance of the 800 companies in the Russell 1000 Index with the lowest market capitalization. These companies are considered representative of medium-sized companies. The median market capitalization was approximately $3.99 billion as of January 31, 2008. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.



      Average Annual Total Return as of 12/31/07
-------------------------------------------------------
                                      Since   Inception
                     1 Year 5 Years Inception   Date
-------------------- ------ ------- --------- ---------
Class A              -2.47%  11.96%    7.91%    1/2/02
Class B              -2.71%  11.72%    9.01%   10/9/01
Class E              -2.64%  11.82%    7.09%    4/1/02
Russell Midcap Index  5.60%  18.21%   14.00%*
* Index performance is from 10/1/01.




 PORTFOLIO MANAGEMENT:


..  Lazard Asset Management LLC see page 69

..  For financial highlights see page 89

For information on Lazard Asset Management LLC's prior performance with a comparable fund, see page 70.

FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2007 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)



                                           Class A Class B Class E
------------------------------------------------------------------
Management Fee                              0.69%   0.69%   0.69%
------------------------------------------------------------------
12b-1 Fees                                  None    0.25%   0.15%
------------------------------------------------------------------
Other Expenses                              0.07%   0.06%   0.06%
------------------------------------------------------------------
Total Annual Portfolio Operating Expenses*  0.76%   1.00%   0.90%
------------------------------------------------------------------



        * The Manager and the Trust have entered into an Expense Limitation Agreement whereby the total Annual Portfolio Operating Expenses for the Class A, Class B and Class E shares of the Portfolio will not exceed 0.80%, 1.05% and 0.95%, respectively, for the period ended April 30, 2009 and in any year in which the Agreement is in effect. Under certain circumstances, any fees waived or expenses reimbursed by the Manager may, with the approval of the Trust's Board of Trustees, be repaid to the Manager.

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same and that all expense limitations remain in effect only for the period ended April 30, 2009. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES



         Class A  Class B  Class E
-----------------------------------
1 Year   $     78 $    103 $     92
-----------------------------------
3 Years  $    244 $    320 $    288
-----------------------------------
5 Years  $    424 $    555 $    500
-----------------------------------
10 Years $    945 $  1,229 $  1,112
-----------------------------------

                       LEGG MASON VALUE EQUITY PORTFOLIO

INVESTMENT OBJECTIVE:

Long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGY:


The Portfolio normally invests at least 80% of its net assets in equity securities that the Adviser believes offer the potential for capital growth. The Portfolio primarily invests in common stocks and may also invest in other types of equity securities. The Portfolio may invest in U.S. issuers and up to 25% of its total assets in foreign issuers. The Portfolio generally invests in companies with market capitalizations greater than $5 billion, but may invest in companies of any size.

The Adviser follows a value discipline in selecting securities, and therefore seeks to purchase securities at large discounts to the Adviser's assessment of their intrinsic value. Intrinsic value, according to the Adviser, is the value of the company measured, to different extents depending on the type of company, on factors such as, but not limited to, the discounted value of its projected future free cash flows, the company's ability to earn returns on capital in excess of its cost of capital, private market values of similar companies and the costs to replicate the business. The Adviser may also consider qualitative factors, such as an assessment of the company's products, competitive positioning, strategy, industry economics and dynamics and regulatory frameworks. Securities may be undervalued due to, among other things, uncertainty arising from the limited availability of accurate information, economic growth and change, changes in competitive conditions, technological change, investor overreaction to negative news or events, and changes in government policy or geopolitical dynamics.

The Adviser takes a long-term approach to investing, generally characterized by long holding periods and low portfolio turnover.

The Portfolio may invest up to 20% of its total assets in long-term debt securities of companies with similar characteristics to those listed above.

The Portfolio is classified as a "non-diversified" company under the Investment Company Act of 1940, as amended, which means that it may invest in a smaller number of companies than many other funds. Under normal circumstances, the Adviser expects to invest in 30 to 60 companies.


PRIMARY RISKS:


The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail starting on page 50, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:


  .  Market risk

  .  Investment style risk

  .  Interest rate risk

 PORTFOLIO'S MANAGEMENT:


..  Legg Mason Capital Management, Inc. see page 70

..  For financial highlights see page 92


  .  Credit risk

  .  Market capitalization risk

  .  Foreign investment risk

In addition, investments in emerging markets include all of the risks of investments in foreign securities and are subject to severe price declines. The economic and political structures of developing nations, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity. Such countries may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners and economies based on only a few industries. For these reasons, all of the risks of investing in foreign securities are heightened by investing in emerging markets countries. The markets of developing countries have been more volatile than the markets of developed countries with more mature economies. These markets often have provided significantly higher or lower rates of return than developed markets, and significantly greater risks, to investors.

Furthermore, because the Portfolio may invest its assets in a small number of issuers, the Portfolio is more susceptible to any single economic, political or regulatory event affecting those issuers than is a diversified portfolio.

PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.




The bar chart below shows you the performance of the Portfolio's Class B shares for each full calendar year since its inception and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart.

                Year-by-Year Total Return as of 12/31 of Each Year

                                    [CHART]

                                06          07
                              ------      ------
                               6.58%      -5.91%

                        High Quarter: 4th - 2006    +9.88%
                        Low Quarter:  4th - 2007    -8.81%

The table below compares the Portfolio's Class A, Class B and Class E shares' average annual compounded total returns for the 1-year period and from inception through 12/31/07 with the S&P 500 Index, a widely recognized unmanaged index that measures the stock performance of 500 large- and medium-sized companies and is often used to indicate the performance of the overall stock market. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.



Average Annual Total Return as of 12/31/07
----------------------------------------
                         Since   Inception
                1 Year Inception   Date
-------------   ------ --------- ---------
Class A         -5.72%    3.29%   11/1/05
Class B         -5.91%    3.09%   11/1/05
Class E         -5.81%    0.88%    5/1/06
S&P 500 Index    5.49%   11.59%*
* Index performance is from 10/31/05.



For information on Legg Mason Capital Management, Inc.'s prior performance with a comparable fund, see page 71.

FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2007 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)



                                          Class A Class B Class E
-----------------------------------------------------------------
Management Fee                              0.63%   0.63%   0.63%
-----------------------------------------------------------------
12b-1 Fees                                 None     0.25%   0.15%
-----------------------------------------------------------------
Other Expenses                              0.04%   0.04%   0.04%
-----------------------------------------------------------------
Total Annual Portfolio Operating Expenses   0.67%   0.92%   0.82%
-----------------------------------------------------------------



EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES



         Class A  Class B  Class E
-----------------------------------
1 Year   $     69 $     94 $     84
-----------------------------------
3 Years  $    215 $    295 $    263
-----------------------------------
5 Years  $    374 $    511 $    457
-----------------------------------
10 Years $    837 $  1,135 $  1,017
-----------------------------------

                     LORD ABBETT BOND DEBENTURE PORTFOLIO

INVESTMENT OBJECTIVE:

High current income and the opportunity for capital appreciation to produce a high total return.


PRINCIPAL INVESTMENT STRATEGY:

To pursue its goal, the Portfolio, under normal circumstances, will invest at least 80% of its net assets, in bonds, debentures and other fixed income securities. The Portfolio allocates its assets principally among fixed income securities in four market sectors: U.S. investment grade securities, U.S. high yield securities, foreign securities (including emerging market securities) and convertible securities. These securities may include: all types of bonds, debentures, mortgage-related and other asset-backed securities, high-yield and investment grade debt securities, U.S. Government securities, equity-related securities such as convertibles and debt securities with warrants and emerging market debt securities. Under normal circumstances, the Portfolio invests in each of the four sectors described above. However, the Portfolio may invest substantially all of its assets in any one sector at any time, subject to the limitation that at least 20% of the Portfolio's net assets must be invested in any combination of investment grade debt securities, U.S. Government securities and cash equivalents. The Portfolio may invest up to 15% of its assets in credit default swaps. The Portfolio may invest up to 20% of its net assets in equity securities, including common stocks, preferred stocks, convertible preferred stocks, warrants and similar instruments. The Portfolio may invest up to 20% of its net assets in foreign securities.

The Adviser will actively manage the Portfolio and seek unusual values, particularly in lower-rated debt securities, some of which are convertible into common stocks or have warrants attached to purchase common stocks. In selecting lower-rated bonds for investment, the Adviser does not rely upon ratings, which evaluate only the safety of principal and interest, not market value risk, and which, furthermore, may not accurately reflect an issuer's current financial condition. The Portfolio does not have any minimum rating criteria for its investments in bonds and some issuers may default as to principal and/or interest payments subsequent to the purchase of their securities. Through portfolio diversification, good credit analysis and attention to current developments and trends in interest rates and economic conditions, the Adviser believes that investment risk may be reduced, although there is no assurance that losses will not occur.

The Portfolio normally invests in long-term debt securities when the Adviser believes that interest rates in the long run will decline and prices of such securities generally will be high. When the Adviser believes that long-term interest rates will rise, it may shift the Portfolio into short-term debt. Under normal circumstances, the average duration of the Portfolio's debt securities will be between 3 and 7 years with an average maturity of 5 to 12 years.

Capital appreciation may be obtained by investing in:

  .  debt securities when the trend of interest rates is expected to be down

  . convertible debt securities or debt securities with warrants attached entitling the holder to purchase common stock

  . debt securities of issuers in financial difficulties when, in the view of the Adviser, the problems giving rise to such difficulties can be successfully resolved, with a consequent improvement in the credit standing of the issuers (such investments involve corresponding risks that interest and principal payments may not be made if such difficulties are not resolved)

  .  equity securities

The Portfolio may invest up to 20% of its net assets, at market value, in debt and equity securities primarily traded in foreign countries.

The Portfolio may hold or sell any property or securities which it may obtain through the exercise of conversion rights or warrants or as a result of any reorganization, recapitalization or liquidation proceedings for any issuer of securities owned by it. In no event will the Portfolio voluntarily purchase any securities other than debt securities, if, at the time of such purchase or acquisition, the value of the property and securities, other than debt securities, in the Portfolio is greater than 20% of the value of its net assets.


PRIMARY RISKS:


The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail starting on page 50, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:


  .  Market risk

  .  Interest rate risk

  .  Credit risk

  .  High yield debt security risk

  .  Foreign investment risk

  .  Market capitalization risk

  .  Investment style risk

The use of credit default transactions is a highly specialized activity that involves investment techniques and risks that are different from those associated with ordinary portfolio securities transactions. If the Adviser is incorrect in its forecasts of the interest rates, currency exchange rates or market values or its assessments of the credit risks, relevant to these transactions that it enters, the investment performance of the Portfolio may be less favorable than it would have been if the Portfolio had not entered into them.

Because these arrangements are bi-lateral agreements between the Portfolio and its counterparty, each party is exposed to the risk of default by the other. In addition, they may involve a small investment of cash compared to the risk assumed with the result that small changes may produce disproportionate and substantial gains or losses to the Portfolio. However, the Portfolio's obligations under swap agreements generally are collateralized by cash or government securities based on the amount by which the value of the payments that the Portfolio is required to pay exceed the value of the payments that its counterparty is required to make.

The Portfolio segregates liquid assets equal to any difference between that excess and the amount of collateral that they are required to provide. Conversely, the Portfolio requires their counterparties to provide collateral on a comparable basis except in those instances in which the Adviser is satisfied with the claims paying ability of the counterparty without such collateral.

PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.




The performance shown below for the period February 12, 2001 through December 31, 2007 is the performance of the Portfolio's Class A shares, the Portfolio's oldest Class. The historical performance shown for the Portfolio's Class A shares prior to February 12, 2001 is the performance of the Portfolio's predecessor fund (Bond Debenture Portfolio, a series of Cova Series Trust, which commenced operations on May 1, 1996) managed by the Adviser using the same investment objective and strategy as the Portfolio. The assets of the predecessor fund were transferred to the Portfolio on February 12, 2001.

The bar chart below shows you the performance of the Portfolio's Class A shares for the last ten calendar years and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart.

               Year-by-Year Total Return as of 12/31 of Each Year

                                    [CHART]


  98      99      00      01      02      03      04     05     06      07
------  ------  ------  ------  ------  ------  ------  -----  -----  ------
6.26%   3.40%   0.87%   3.76%   -0.39%  19.52%   8.43%  1.81%  9.35%   6.85%

High Quarter:   2nd - 2003    +7.25%
Low Quarter:    3rd - 1998    -4.31%


The table below compares the Portfolio's Class A, Class B and Class E shares' average annual compounded total returns for the 1-, 5- and 10-year periods through 12/31/07, as applicable, with the Credit Suisse First Boston High Yield Index, the Lehman Brothers Aggregate Bond Index, the Merrill Lynch High Yield Master II Constrained Index and a Hybrid Index. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.





 PORTFOLIO MANAGEMENT:


..  Lord, Abbett & Co. LLC see page 71

..  For financial highlights see page 95

The Credit Suisse First Boston High Yield Index is a market-weighted index that includes publicly traded bonds rated below BBB by S&P and Baa by Moody's. The Lehman Brothers Aggregate Bond Index is a widely recognized unmanaged index which is a broad measure of the taxable bonds in the U.S. market, with maturities of at least one year. The Merrill Lynch High Yield Master II Constrained Index is a market value-weighted index of all domestic and Yankee high-yield bonds, including deferred interest bonds and payment-in-kind securities. Issues included in the Index have maturities of one year or more and have a credit rating lower than BBB-/Baa3, but are not in default. The Hybrid Index consists of 60% Merrill Lynch High Yield Master II Constrained Index, 20% Lehman Brothers Aggregate Bond Index and 20% Merrill Lynch All Convertible Index. (The Merrill Lynch All Convertible Index is an unmanaged market-capitalization weighted index of domestic corporate convertible securities.)

Effective April 30, 2007, the Lehman Brothers Aggregate Bond Index replaced the Credit Suisse First Boston High Yield Index as the primary benchmark of the Portfolio and the Merrill Lynch High Yield Master II Constrained Index and the Hybrid Index became secondary benchmarks of the Portfolio.



           Average Annual Total Return as of 12/31/07
----------------------------------------------------------------
                                            1 Year 5 Year 10 Year
------------------------------------------- ------ ------ -------
Class A                                      6.85%  9.04%  5.85%
Class B                                      6.55%  8.75%    --
Class E                                      6.73%  8.87%    --
Credit Suisse First Boston High Yield Index  2.66% 10.97%  6.10%
Lehman Brothers Aggregate Bond Index         6.96%  4.42%  5.97%
Merrill Lynch High Yield Master II
 Constrained Index                           2.19% 10.76%  5.51%
Hybrid Index                                 3.40%  9.39%  6.00%



FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2007, and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)



                                          Class A Class B Class E
-----------------------------------------------------------------
Management Fee                             0.49%   0.49%   0.49%
-----------------------------------------------------------------
12b-1 Fees                                 None    0.25%   0.15%
-----------------------------------------------------------------
Other Expenses                             0.05%   0.04%   0.04%
-----------------------------------------------------------------
Total Annual Portfolio Operating Expenses  0.54%   0.78%   0.68%
-----------------------------------------------------------------

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES



         Class A  Class B  Class E
-----------------------------------
1 Year   $     55 $     80 $     70
-----------------------------------
3 Years  $    174 $    250 $    218
-----------------------------------
5 Years  $    302 $    435 $    380
-----------------------------------
10 Years $    678 $    969 $    849
-----------------------------------

                   MFS(R) EMERGING MARKETS EQUITY PORTFOLIO

INVESTMENT OBJECTIVE:

Capital appreciation.

PRINCIPAL INVESTMENT STRATEGY:


The Portfolio normally invests at least 80% of its net assets in equity securities of issuers that are tied economically to emerging market countries. Emerging market countries may include countries determined to have emerging market economies, taking into account a number of factors, including whether a particular country has a low-to-middle-income economy according to the International Bank for Reconstruction and Development (the World Bank), the country's foreign currency debt rating, its political and economic stability and the development of its financial and capital markets. These countries include those located in Latin America, Asia, Africa, the Middle East and the developing countries of Europe, primarily Eastern Europe. The Portfolio's Adviser may invest a relatively high percentage of the Portfolio's assets in a single issuer or a small number of issuers.

The Portfolio may invest in companies of any size.

The Portfolio's Adviser may invest a relatively high percentage of the Portfolio's assets in a single country, a small number of countries, or a particular geographic region.

The Portfolio's Adviser uses a bottom-up investment approach in buying and selling investments for the Portfolio. Investments are selected primarily based on fundamental analysis of issuers and their potential in light of their current financial condition and industry position, and market, economic, political, and regulatory conditions. Factors considered may include analysis of earnings, cash flows, competitive position, and management ability. Quantitative analysis of these and other factors may also be considered.


PRIMARY RISKS:


The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail starting on page 50, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:


  .  Market risk

  .  Market capitalization risk

  .  Investment style risk

  .  Foreign investment risk

In addition, investments in emerging markets include all of the risks of investments in foreign securities and are subject to severe price declines. The economic and political structures of developing nations, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity. Such countries may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners and economies based on only a few industries. For these reasons, all of the risks of investing in foreign securities are heightened by investing in emerging markets countries. The markets of developing countries have been more volatile than the markets of developed countries with more mature economies. These markets often have provided significantly higher or lower rates of return than developed markets, and significantly greater risks, to investors.

Because the Portfolio may invest a relatively large percentage of its assets in a single issuer or small number of issuers, the Portfolio's performance could be closely tied to the value of that one issuer or issuers, and could be more volatile than the performance of more diversified portfolios.


The Portfolio may invest a substantial amount of its assets in issuers located in a single country, a limited number of countries, or a particular geographic region. If the Portfolio focuses its investments in this manner, it assumes the risk that economic, political and social conditions in those countries or regions will have a significant impact on its investment performance.


PAST PERFORMANCE:




The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

The bar chart below shows you the performance of the Portfolio's Class B shares for each full calendar year since its inception. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart.


                  Year-by-Year Total Return as of 12/31

                                [CHART]

                                  2007
                                 ------
                                 36.62%

               High Quarter:     2nd - 2007           +12.01%
               Low Quarter:      1st - 2007            +2.29%










 PORTFOLIO MANAGEMENT:


..  Massachusetts Financial Services Company see page 72

..  For financial highlights see page 98

The table below compares the Portfolio's Class A and Class B shares' average annual compounded total returns for the 1-year period and from inception through 12/31/07 with the Morgan Stanley Capital International (MSCI) Emerging Free Index. The MSCI Emerging Markets Free Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. As of June 2007 the MSCI Emerging Markets Index consisted of the following 25 emerging market country indices: Argentina, Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Israel, Jordan, Korea, Malaysia, Mexico, Morocco, Pakistan, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand, and Turkey. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.



        Average Annual Total Return as of 12/31/07
-----------------------------------------------------------
                                          Since   Inception
                                 1 Year Inception   Date
-------------------------------- ------ --------- ---------
Class A                          36.93%   25.00%   5/1/06
Class B                          36.62%   24.65%   5/1/06
MSCI Emerging Markets Free Index 39.78%   29.72%*
* Index performance is from 4/30/06.



For information on Massachusetts Financial Services Company's prior performance with a comparable fund, see page 72.

FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2007 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)



                                           Class A Class B
----------------------------------------------------------
Management Fee                              1.00%   1.00%
----------------------------------------------------------
12b-1 Fees                                  None    0.25%
----------------------------------------------------------
Other Expenses                              0.25%   0.27%
----------------------------------------------------------
Total Annual Portfolio Operating Expenses*  1.25%   1.52%
----------------------------------------------------------



        * The Manager and the Trust have entered into an Expense Limitation Agreement whereby the total Annual Portfolio Operating Expenses for the Class A and Class B shares of the Portfolio will not exceed 1.30% and 1.55%, respectively, for the period ended April 30, 2009 and in any year in which the Agreement is in effect. Under certain circumstances, any fees waived or expenses reimbursed by the Manager may, with the approval of the Trust's Board of Trustees, be repaid to the Manager.

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same and that all expense limitations remain in effect only for the period ended April 30, 2009. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES



         Class A  Class B
--------------------------
1 Year   $    128 $    156
--------------------------
3 Years  $    399 $    484
--------------------------
5 Years  $    690 $    835
--------------------------
10 Years $  1,518 $  1,823
--------------------------

                    MFS(R) RESEARCH INTERNATIONAL PORTFOLIO

INVESTMENT OBJECTIVE:

Capital appreciation.

PRINCIPAL INVESTMENT STRATEGY:


The Portfolio normally invests its assets primarily in foreign equity securities, including emerging market equity securities.

The Portfolio may invest a relatively high percentage of its assets in a single country, a small number of countries, or a particular geographic region.

In selecting investments for the Portfolio, the Portfolio's Adviser is not constrained to any particular investment style. The Portfolio's Adviser may invest the Portfolio's assets in the stocks of companies it believes to have above average earnings growth potential compared to other companies (growth companies), in the stocks of companies it believes are undervalued compared to their perceived worth (value companies), or in a combination of growth and value companies.

The Portfolio may invest in companies of any size.

A team of investment research analysts selects investments for the Portfolio. The Portfolio's Adviser allocates the Portfolio's assets to analysts by broad market sectors. The Adviser uses a bottom-up approach in buying and selling investments for the Portfolio.

Investments are selected primarily based on fundamental analysis of issuers and their potential in light of their current financial condition and industry position, and market, economic, political, and regulatory conditions. Factors considered may include analysis of earnings, cash flows, competitive position, and management ability. Quantitative analysis of these and other factors may also be considered.


PRIMARY RISKS:


The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail starting on page 50, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:


  .  Market risk

  .  Foreign investment risk

  .  Market capitalization risk

  .  Investment style risk


The Portfolio may invest a substantial amount of its assets in issuers located in a single country, a limited number of countries, or a particular geographic region. If the Portfolio focuses its investments in this manner, it assumes the risk that economic, political and social conditions in those countries or regions will have a significant impact on its investment performance.

In addition, investments in emerging markets include all of the risks of investments in foreign securities and are subject to severe price declines. The economic and political structures of developing nations, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity. Such countries may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners and economics based on only a few industries. For these reasons, all of the risks of investing in foreign securities are heightened by investing in emerging markets countries. The markets of developing countries have been more volatile than the markets of developed countries with more mature economies. These markets often have provided significantly higher or lower rates of return than developed markets, and significantly greater risks, to investors.

PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.




The bar chart below shows you the performance of the Portfolio's Class B shares, the Portfolio's oldest Class, for each full calendar year since its inception and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart.

               Year-by-Year Total Return as of 12/31 of Each Year

                                    [CHART]


   02     03       04      05       06       07
-------  ------  ------  ------   ------   ------
-11.80%  32.04%  19.56%  16.42%   26.56%   13.29%

High Quarter: 4th - 2003 +15.97%
Low Quarter:  3rd - 2002 -14.58%


The table below compares the Portfolio's Class A, Class B and Class E shares' average annual compounded total returns for the 1- and 5-year periods and from inception through 12/31/07 with the Morgan Stanley Capital International Europe, Australia and Far East ("MSCI EAFE") Index, a widely recognized unmanaged index which is an aggregate of 15 individual country indices that collectively represent many of the major markets of the world, and the MSCI ACWI (All Country World Index), a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. As of June 2007 the MSCI ACWI consisted of 48 country indices comprising 23




 PORTFOLIO MANAGEMENT:


..  Massachusetts Financial Services Company see page 72

.. For financial highlights see page 100 developed and 25 emerging market country indices. The developed market country indices included are: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States. The emerging market country indices included are: Argentina, Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Israel, Jordan, Korea, Malaysia, Mexico, Morocco, Pakistan, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand, and Turkey. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.



       Average Annual Total Return as of 12/31/07
---------------------------------------------------------
                                        Since   Inception
                       1 Year 5 Years Inception   Date
---------------------- ------ ------- --------- ---------
Class A                13.60%  21.65%   11.74%    5/1/01
Class B                13.29%  21.39%   10.37%   2/12/01
Class E                13.38%  21.49%   15.54%  10/31/01
MSCI EAFE Index        11.63%  22.08%    8.90%*
MSCI All Country World
 (Ex.-U.S.) Index      17.12%  24.52%   10.75%*
* Index performance is from 2/1/01.



FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2007, and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)



                                          Class A Class B Class E
-----------------------------------------------------------------
Management Fee                             0.70%   0.70%   0.70%
-----------------------------------------------------------------
12b-1 Fees                                 None    0.25%   0.15%
-----------------------------------------------------------------
Other Expenses                             0.09%   0.09%   0.09%
-----------------------------------------------------------------
Total Annual Portfolio Operating Expenses  0.79%   1.04%   0.94%
-----------------------------------------------------------------



EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES



         Class A  Class B  Class E
-----------------------------------
1 Year   $     81 $    107 $     96
-----------------------------------
3 Years  $    253 $    333 $    301
-----------------------------------
5 Years  $    440 $    577 $    522
-----------------------------------
10 Years $    981 $  1,276 $  1,159
-----------------------------------

                  OPPENHEIMER CAPITAL APPRECIATION PORTFOLIO

INVESTMENT OBJECTIVE:

Capital appreciation.

PRINCIPAL INVESTMENT STRATEGY:


The Portfolio invests mainly in common stocks of "growth companies". These may be newer companies or established companies of any capitalization range that the Adviser believes may appreciate in value over the long term. The Portfolio currently focuses mainly on mid-cap and large-cap domestic companies. The Portfolio may also purchase the securities of foreign issuers.

In deciding what securities to buy or sell, the Portfolio's Adviser looks for growth companies that are believed to have reasonably priced stock in relation to overall stock market valuations. The Adviser focuses on factors that may vary in particular cases and over time in seeking broad diversification of the Portfolio's investments among industries and market sectors. Currently, the Adviser looks for:

  .  Companies with above-average growth potential

  .  Stocks with reasonable valuations relative to their growth potential

  .  Growth rates that the Adviser believes are sustainable over time


PRIMARY RISKS:


The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail starting on page 50, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:


  .  Market risk

  .  Foreign investment risk

  .  Market capitalization risk

  .  Investment style risk


In addition, investments in emerging markets include all of the risks of investments in foreign securities and are subject to severe price declines. The economic and political structures of developing nations, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity. Such countries may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners and economies based on only a few industries. For these reasons, all of the risks of investing in foreign securities are heightened by investing in emerging markets countries. The markets of developing countries have been more volatile than the markets of developed countries with more mature economies. These markets often have provided significantly higher or lower rates of return than developed markets, and significantly greater risks, to investors.

PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.




The bar chart below shows you the performance of the Portfolio's Class B shares, the Portfolio's oldest Class, for each full calendar year since its inception and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart.

Year-by-Year Total Return as of 12/31 of Each Year

                                    [CHART]

  02        03       04       05       06        07
-------   ------   ------   ------   ------    ------
-24.73%   28.53%    6.40%    4.71%    7.62%    14.29%

High Quarter: 2nd-2003  +14.54%
Low Quarter:  2nd-2002  -15.52%


The table below compares the Portfolio's Class A, Class B and Class E shares' average annual compounded total returns for the 1- and 5-year periods, as applicable, and from inception through 12/31/07 with the S&P 500 Index and the Russell 1000 Growth Index. The S&P 500 Index is a widely recognized unmanaged index that measures the stock performance of 500 large- and medium-sized companies and is often used to indicate the performance of the overall stock market. The Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.



             Average Annual Total Return as of 12/31/07
---------------------------------------------------------------------
                                                    Since   Inception
                                    1 Year 5 Year Inception   Date
----------------------------------- ------ ------ --------- ---------
Class A                             14.45% 12.22%    5.06%    1/2/02
Class B                             14.29% 11.99%    1.88%   2/12/01
Class E                             14.48%    --    12.08%    5/1/05
S&P 500 Index                        5.49% 12.83%    2.82%*
Russell 1000 Growth Index           11.81% 12.10%   -0.73%*
* Index performance is from 2/1/01.



 PORTFOLIO MANAGEMENT:


..  OppenheimerFunds, Inc. see page 73

..  For financial highlights see page 103

FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2007, and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)



                                                   Class A Class B Class E
     ---------------------------------------------------------------------
     Management Fee                                 0.58%   0.58%   0.58%
     ---------------------------------------------------------------------
     12b-1 Fees                                     None    0.25%   0.15%
     ---------------------------------------------------------------------
     Other Expenses                                 0.04%   0.06%   0.07%
     ---------------------------------------------------------------------
     Total Annual Portfolio Operating Expenses*     0.62%   0.89%   0.80%
     ---------------------------------------------------------------------



        * The Manager and the Trust have entered into an Expense Limitation Agreement whereby the total Annual Portfolio Operating Expenses for the Class A, B and E shares of the Portfolio will not exceed 0.75%, 1.00% and 0.90%, respectively, for the period ended April 30, 2009 and in any year in which the Agreement is in effect. Under certain circumstances, any fees waived or expenses reimbursed by the Manager may, with the approval of the Trust's Board of Trustees, be repaid to the Manager.

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same and that all expense limitations remain in effect only for the period ended April 30, 2009. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES



                                        Class A  Class B  Class E
              ----------------------------------------------------
              1 Year                    $     64 $     91 $     82
              ----------------------------------------------------
              3 Years                   $    199 $    285 $    256
              ----------------------------------------------------
              5 Years                   $    347 $    495 $    446
              ----------------------------------------------------
              10 Years                  $    776 $  1,100 $    993
              ----------------------------------------------------

                            PIONEER FUND PORTFOLIO

INVESTMENT OBJECTIVE:

Reasonable income and capital growth.

PRINCIPAL INVESTMENT STRATEGY:


The Portfolio invests in a broad list of carefully selected, reasonably priced securities rather than in securities whose prices reflect a premium resulting from their current market popularity. The Portfolio invests substantially in equity securities, primarily of U.S. issuers. Equity securities include common stocks, convertible debt, depositary receipts, warrants, rights, preferred stocks, equity interests in real estate investment trusts ("REITs") and exchange-traded funds (ETFs) that invest primarily in equity securities. The Portfolio may invest up to 20% of its net assets in REITs. The Portfolio may invest up to 20% of its total assets in equity and debt securities of non-U.S. corporate issuers and debt securities of non-U.S. government issuers.

The Adviser uses a value approach to select the Portfolio's investments. The Adviser seeks securities that it believes are selling at reasonable prices or substantial discounts to their underlying values and holds these securities until the market values reflect their intrinsic values. The Adviser focuses on the quality and price of individual issuers, not on economic sector or market timing strategies. Factors that the Adviser uses in selecting investments include, but are not limited to:

  .  favorable expected returns relative to perceived risk

  .  above average potential for earnings and revenue growth

  . a sustainable competitive advantage (e.g., brand name, customer base, proprietary technology, economies of scale)

  .  potential to provide reasonable income

  . low market valuations relative to earnings forecast, book value, cash flow and sales


PRIMARY RISKS:


The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail starting on page 50, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:


  .  Market risk

  .  Credit risk

  .  Market capitalization risk

  .  Investment style risk

  .  Real estate investment risk

 PORTFOLIO MANAGEMENT:


..  Pioneer Investment Management, Inc. see page 73

..  For financial highlights see page 106



PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.




The performance shown below is the performance of the Portfolio's Class A shares, the Portfolio's only Class outstanding on April 28, 2008. The historical performance shown for the Portfolio's Class A shares prior to May 1, 2006 is the performance of the Portfolio's predecessor fund managed by the Adviser using the same investment objective and strategy as the Portfolio. The assets of the Pioneer Fund of The Travelers Series Trust were transferred to the Portfolio on May 1, 2006.

The bar chart below shows you the performance of the Portfolio's Class A shares for the last ten calendar years and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart.

               Year-by-Year Total Return as of 12/31 of Each Year

                                     [CHART]

   98      99      00      01      02      03      04     05      06     07
 ------  ------  ------  ------  ------  ------  ------  ------  -----  -----
 18.21%  -0.19%  24.27%  -23.00% -30.21% 23.78%  11.13%  5.99%  15.92%  5.01%

                 High Quarter:   3rd - 2000      +17.52%
                 Low Quarter:    3rd - 2002      -18.02%

The table below compares the Portfolio's Class A shares' average annual compounded total returns for the 1-, 5- and 10-year periods through 12/31/07 with the S&P 500 Index, a widely recognized unmanaged index that measures the stock performance of 500 large- and medium-sized companies and is often used to indicate the performance of the overall stock market. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.



Average Annual Total Return as of 12/31/07
-----------------------------------------
                1 Year   5 Year   10 Year
 -------------  -------- -------- -------
Class A          5.01%   12.16%    3.42%
S&P 500 Index    5.49%   12.83%    5.91%

FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2007 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)



                                           Class A
--------------------------------------------------
Management Fee                              0.75%
--------------------------------------------------
12b-1 Fees                                  None
--------------------------------------------------
Other Expenses                              0.23%
--------------------------------------------------
Total Annual Portfolio Operating Expenses*  0.98%
--------------------------------------------------



        * The Manager and the Trust have entered into an Expense Limitation Agreement whereby the total Annual Portfolio Operating Expenses for the Class A shares of the Portfolio will not exceed 1.00% for the period ended April 30, 2009 and in any year in which the Agreement is in effect. Under certain circumstances, any fees waived or expenses reimbursed by the Manager may, with the approval of the Trust's Board of Trustees, be repaid to the Manager.

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same and that all expense limitations remain in effect only for the period ended April 30, 2009. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES



         Class A
-----------------
1 Year   $    100
-----------------
3 Years  $    314
-----------------
5 Years  $    544
-----------------
10 Years $  1,206
-----------------

                      PIONEER STRATEGIC INCOME PORTFOLIO

INVESTMENT OBJECTIVE:

A high level of current income.

PRINCIPAL INVESTMENT STRATEGY:


The Portfolio invests, under normal market conditions, at least 80% of its net assets in debt securities. The Portfolio has the flexibility to invest in a broad range of issuers and segments of the debt securities market. The Adviser allocates the Portfolio's investments among the following three segments of the debt markets:

  .  Below investment grade (high yield) securities of U.S. and non-U.S.
     issuers;

  .  Investment grade securities of U.S. issuers; and

  .  Investment grade securities of non-U.S. issuers.

The Adviser's allocations among these segments of the debt markets depend upon its outlook for economic, interest rate and political trends.

The Portfolio invests primarily in:

  . Debt securities issued or guaranteed by the U.S. government, its agencies or instrumentalities or non-U.S. governmental entities;

  . Debt securities of U.S. and non-U.S. corporate issuers, including convertible debt; and

  .  Mortgage-backed and asset-backed securities.

The Portfolio invests in securities with a broad range of maturities. Depending upon the Adviser's allocation among market segments, up to 70% of the Portfolio's total assets may be in debt securities ("junk bonds") rated below investment grade at the time of purchase or determined to be of equivalent quality by the Adviser. Up to 20% of the Portfolio's total assets may be invested in debt securities rated below CCC by Standard & Poors Corporation ("S&P") or the equivalent by another nationally recognized statistical rating organization or determined to be of equivalent credit quality by the Adviser.

Depending upon the Adviser's allocation among market segments, up to 85% of the Portfolio's total assets may be in debt securities of non-U.S. corporate and governmental issuers, including debt securities of corporate and governmental issuers in emerging markets. Non-U.S. investments include securities issued by non-U.S. governments, banks or corporations and certain supranational organizations, such as the World Bank and the European Union.

The Adviser considers both broad economic and issuer specific factors in selecting securities designed to achieve the Portfolio's investment objective. In assessing the appropriate maturity, rating, sector and country weightings of the Portfolio's securities, the Adviser considers a variety of factors that are expected to influence economic activity and interest rates. These factors include fundamental economic indicators, such as the rates of economic growth and inflation, Federal Reserve monetary policy and the relative value of the U.S. dollar compared to other currencies. Once the Adviser determines the preferable portfolio characteristics, the

Adviser selects individual securities based upon the terms of the securities (such as yield compared to U.S. Treasuries or comparable issues), liquidity and rating, sector and issuer diversification. The Adviser also employs due diligence and fundamental research to assess an issuer's credit quality, taking into account financial condition and profitability, future capital needs, potential for change in rating, industry outlook, the competitive environment and management ability. In making these portfolio decisions, the Adviser relies on the knowledge, experience and judgment of its staff who have access to a wide variety of research.

The Portfolio may also invest up to 20% of its net assets in all types of equity securities.

The Portfolio may invest up to 15% of its assets in credit default swaps.


PRIMARY RISKS:


The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail starting on page 50, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:


  .  Market risk

  .  Interest rate risk

  .  Credit risk

  .  High yield debt security risk

  .  Foreign investment risk

Mortgage-related securities may be issued or guaranteed by the U.S. Government, its agencies or instrumentalities or may be issued by private issuers and as such are not guaranteed by the U.S. Government, its agencies or instrumentalities. Like other debt securities, changes in interest rates generally affect the value of a mortgage-backed security. Additionally, some mortgage-backed securities may be structured so that they may be particularly sensitive to interest rates.

Investments in mortgage-related securities are also subject to special risks of prepayment. Prepayment risk occurs when the issuer of a security can prepay the principal prior to the security's maturity. Securities subject to prepayment risk, including the collateralized mortgage obligations and other mortgage-related securities that the Portfolio can buy, generally offer less potential for gains when prevailing interest rates decline, and have greater potential for loss when interest rates rise depending upon the coupon of the underlying securities. The impact of prepayments on the price of a security may be difficult to predict and may increase the volatility of the price. In addition, early repayment of mortgages underlying these securities may expose the Portfolio to a lower rate of return when it reinvests the principal. Further, the Portfolio may buy mortgage-related securities at a premium. Accelerated prepayments on those securities could cause the Portfolio to lose a portion of its principal investment represented by the premium the Portfolio paid.

If interest rates rise rapidly, prepayments may occur at slower rates than expected, which could have the effect of lengthening the expected maturity of a short- or medium-term security. That could cause its value to fluctuate more widely in response to changes in interest rates. In turn, this could cause the value of the Portfolio's shares to fluctuate more.

Non-mortgage asset-backed securities are not issued or guaranteed by the U.S. Government or its agencies or government-sponsored entities. In the event of a failure of these securities or of mortgage-related securities issued by private issuers to pay interest or repay principal, the assets backing these securities such as automobiles or credit card receivables may be insufficient to support the payments on the securities.

In addition, investments in emerging markets include all of the risks of investments in foreign securities and are subject to severe price declines. The economic and political structures of developing nations, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity. Such countries may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners and economies based on only a few industries. For these reasons, all of the risks of investing in foreign securities are heightened by investing in emerging market countries. The markets of developing countries have been more volatile than the markets of developed countries with more mature economies. These markets often have provided significantly higher or lower rates of return than developed markets, and significantly greater risks, to investors.

The use of credit default transactions is a highly specialized activity that involves investment techniques and risks that are different from those associated with ordinary portfolio securities transactions. If the Adviser is incorrect in its forecasts of the interest rates, currency exchange rates or market values or its assessments of the credit risks, relevant to these transactions that it enters, the investment performance of the Portfolio may be less favorable than it would have been if the Portfolio had not entered into them.

Because these arrangements are bi-lateral agreements between the Portfolio and its counterparty, each party is exposed to the risk of default by the other. In addition, they may involve a small investment of cash compared to the risk assumed with the result that small changes may produce disproportionate and substantial gains or losses to the Portfolio. However, the Portfolio's obligations under swap agreements generally are collateralized by cash or government securities based on the amount by which the value of the payments that the Portfolio is required to pay exceed the value of the payments that its counterparty is required to make. The Portfolio segregates liquid assets equal to any difference between that excess and the amount of collateral that they are required to provide. Conversely, the Portfolio requires their counterparties to provide collateral on a comparable basis except in those instances in which the Adviser is satisfied with the claims paying ability of the counterparty without such collateral.

PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.




The performance shown below is the performance of the Portfolio's Class A shares, the Portfolio's only Class outstanding prior to April 28, 2008. Class E shares of the Portfolio are first being offered on April 28, 2008. The historical performance shown for the Portfolio's Class A shares is the performance of the Portfolio's predecessor funds managed by the Adviser using the same investment objective and strategy as the Portfolio. On July 1, 2005, substantially all of the assets of the Pioneer Strategic Income Portfolio of Travelers Series Fund, Inc. were transferred to the Pioneer Strategic Income Portfolio, a series of The Travelers Series Trust. The assets of the Pioneer Strategic Income Portfolio of The Travelers Series Trust were transferred to the Portfolio on May 1, 2006. The performance shown below for the Portfolio's Class A shares prior to May 1, 2006 is the historical performance of the Pioneer Strategic Income Portfolio of The Travelers Series Trust (from July 1, 2005 through December 31, 2005) and of the Pioneer Strategic Income Portfolio of Travelers Series Fund, Inc. (from January 1, 1996 through June 30, 2005).

The bar chart below shows you the performance of the Portfolio's Class A shares for the last ten calendar years and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart. Effective June 30, 2003, Pioneer Investment Management, Inc. became the Adviser to the Pioneer Strategic Income Portfolio of Travelers Series Fund, Inc. Information prior to that date is attributable to the Portfolio's former investment adviser.

           Year-by-Year Total Return as of 12/31 of Each Year

                               [CHART]

   98     99     00     01      02     03     04      05      06     07
 -----  -----  -----  ------  -----  -----  ------  ------  -----  ------
  0.67%  1.11% -0.37%  4.24%  5.88%  19.53%  10.94%  3.67%  6.30%   6.65%

               High Quarter:   2nd - 2003      +7.67%
               Low Quarter:    3rd - 1998      -3.34%

The table below compares the Portfolio's Class A shares' average annual compounded total returns for the 1-, 5- and 10-year periods through 12/31/07 with the Lehman Brothers U.S. Universal Index. The Lehman Brothers U.S. Universal Index is the union of the U.S. Aggregate Index, the U.S. High Yield Corporate Index, the 144A Index, the Eurodollar Index, the Emerging Markets Index, the non-ERISA portion of the CMBS Index, and the CMBS High Yield Index. Municipal debt, private placements and non-dollar-denominated issues are excluded. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.



Average Annual Total Return as of 12/31/07
-----------------------------------------
                     1 Year 5 Year 10 Year
-------------------- ------ ------ -------
Class A               6.65%  9.28%  5.72%
Lehman Brothers U.S.
 Universal Index      6.52%  5.00%  6.08%



 PORTFOLIO MANAGEMENT:


..  Pioneer Investment Management, Inc. see page 73

..  For financial highlights see page 107

FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2007, as adjusted to assume that current contractual fees and expenses were in effect for all of 2007, and are expressed as a percentage of the Portfolio's average daily net assets. The amounts for the Class E shares of the Portfolio are based on the expenses of the Portfolio's Class A shares, as adjusted to include applicable 12b-1 fees. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)



                                          Class A Class E
---------------------------------------------------------
Management Fee                             0.60%   0.60%
---------------------------------------------------------
12b-1 Fees                                 None    0.15%
---------------------------------------------------------
Other Expenses                             0.09%   0.09%
---------------------------------------------------------
Total Annual Portfolio Operating Expenses  0.69%   0.84%
---------------------------------------------------------



EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES



         Class A  Class E
--------------------------
1 Year   $     71 $     86
--------------------------
3 Years  $    221 $    269
--------------------------
5 Years  $    385 $    468
--------------------------
10 Years $    861 $  1,040
--------------------------

                    THIRD AVENUE SMALL CAP VALUE PORTFOLIO

INVESTMENT OBJECTIVE:

Long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGY:


The Portfolio seeks to achieve its objective by investing at least 80% of its assets in a portfolio of equity securities of companies having market capitalizations within the range of capitalizations of companies in the Russell 2000 Index, the S&P SmallCap 600 Index or the Dow Jones Wilshire U.S. Small-Cap Index at the time of the investment, during the most recent 12-month period (based on month-end data). The Portfolio may continue to hold or buy additional stock in a company that exceeds this range if the stock remains attractive. The Portfolio may also invest up to 35% of its total assets in foreign securities.

The Portfolio adheres to a strict value discipline in selecting investments. The Portfolio's Adviser identifies investment opportunities through intensive research of individual companies and generally does not focus on stock market conditions and other macro factors. The Portfolio may seek investments in the securities of companies in industries that are temporarily depressed. The Portfolio follows a strategy of "buy and hold." The Portfolio will generally sell an investment only when there has been a fundamental change in the business or capital structure of the company which significantly affects the investment's inherent value or when the Adviser believes that the market value of an investment is overpriced relative to its intrinsic value.


PRIMARY RISKS:


The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail starting on page 50, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:


  .  Market risk

  .  Market capitalization risk

  .  Investment style risk

  .  Foreign investment risk


In addition, investments in emerging markets include all of the risks of investments in foreign securities and are subject to severe price declines. The economic and political structures of developing nations, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity. Such countries may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners and economies based on only a few industries. For these reasons, all of the risks of investing in foreign securities are heightened by investing in emerging markets countries. The markets of developing countries have been more volatile than the markets of developed countries with more mature economies. These markets often have provided significantly higher or lower rates of return than developed markets, and significantly greater risks, to investors.

 PORTFOLIO MANAGEMENT:


..  Third Avenue Management LLC see page 74

..  For financial highlights see page 108



PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.




The bar chart below shows you the performance of the Portfolio's Class B shares for each full calendar year since its inception and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart.

                                     [CHART]

        Year-by-Year Total Return as of 12/31 of Each Year

             03      04      05      06      07
           ------  ------  ------  ------  ------
           41.41%  26.50%  15.48%  13.13%  -3.02

          High Quarter:   2nd - 2003      +18.25%
          Low Quarter     4th - 2007       -5.37%


The table below compares the Portfolio's Class A and Class B shares' average annual compounded total returns for the 1- and 5-year periods and from inception through 12/31/07 with the Russell 2000 Value Index, an unmanaged index that measures the stock performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values, and the Dow Jones Wilshire U.S. Small-Cap Index, a subset of the Dow Jones Wilshire 5000. The Dow Jones Wilshire U.S. Small-Cap Index represents a float adjusted, market capitalization-weighted portfolio of the next 1,750 largest stocks--from 751 to 2,500 by market capitalization in the Dow Jones Wilshire 5000 at March 31 and September 30 of each year. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.



             Average Annual Total Return as of 12/31/07
--------------------------------------------------------------------
                                                   Since   Inception
                                   1 Year 5 Year Inception   Date
---------------------------------- ------ ------ --------- ---------
Class A                            -2.79% 18.03%   12.05%   5/1/02
Class B                            -3.02% 17.78%   11.81%   5/1/02
Russell 2000 Value Index           -9.78% 15.80%    8.96%*
Dow Jones Wilshire Small-Cap Index  1.90% 17.90%   10.94%*
* Index performance is from 5/1/02.

FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2007, and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)



                                          Class A Class B
---------------------------------------------------------
Management Fee                             0.73%   0.73%
---------------------------------------------------------
12b-1 Fees                                 None    0.25%
---------------------------------------------------------
Other Expenses                             0.03%   0.03%
---------------------------------------------------------
Total Annual Portfolio Operating Expenses  0.76%   1.01%
---------------------------------------------------------



EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES



         Class A  Class B
--------------------------
1 Year   $     78 $    104
--------------------------
3 Years  $    244 $    323
--------------------------
5 Years  $    424 $    560
--------------------------
10 Years $    945 $  1,241
--------------------------

                      VAN KAMPEN MID CAP GROWTH PORTFOLIO


INVESTMENT OBJECTIVE:

Capital appreciation.

PRINCIPAL INVESTMENT STRATEGY:


The Adviser seeks to invest in high quality companies it believes have sustainable competitive advantages and the ability to redeploy capital at high rates of return. The Adviser typically favors companies with rising returns on invested capital, above average business visibility, strong free cash flow generation and attractive risk/reward.

Under normal market conditions, the Portfolio invests at least 80% of its net assets in securities of medium-sized companies at the time of investment. Under current market conditions, the Adviser defines medium-sized companies by reference to those companies represented in the Russell Midcap Growth Index (which consists of companies in the capitalization range of approximately $305 million to $49.6 billion as of February 29, 2008). The Portfolio may also invest in common stocks and other equity securities of small- and large-sized companies.

The Portfolio invests primarily in common stocks and also may invest in other equity securities, including preferred stock, convertible securities and rights or warrants to purchase securities.

The Portfolio may invest up to 25% of its assets in securities of foreign issuers, including issuers in emerging market countries, primarily through ownership of depositary receipts. The Portfolio may also purchase and sell certain derivative instruments, such as options, futures, contracts and options on future contracts, for various portfolio management purposes, including to facilitate portfolio management and to mitigate risks.


PRIMARY RISKS:


The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail starting on page 50, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:


  .  Market risk

  .  Foreign investment risk

  .  Market capitalization risk

  .  Investment style risk


Further, investments in emerging markets include all of the risks of investments in foreign securities and are subject to severe price declines. The economic and political structures of developing nations, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity. Such countries may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners and economics based on only a few industries. For these reasons, all of the risks of investing in foreign securities are heightened by investing in emerging market countries. The markets of developing countries have been more volatile than the markets of developed countries with more mature economics. These markets often have provided significantly higher or lower rates of return than developed markets, and significantly greater risks, to investors.

In addition, the Portfolio's investments in derivatives can significantly increase the Portfolio's exposure to market risk or credit risk of the counterparty. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the relevant assets, rates and indices.

PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.




The bar chart below shows you the performance of the Portfolio's Class B shares, the Portfolio's oldest Class, for each full calendar year since its inception and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart. Effective October 1, 2006, Morgan Stanley Investment Management, Inc. d/b/a Van Kampen became the Portfolio's Adviser. Investment performance information prior to that date is attributable to the Portfolio's former investment adviser.

Year-by-Year Total Return as of 12/31 of Each Year

                                    [CHART]

                         02       03       04       05     06     07
                       ------   ------   ------   ------  -----  -----
                      -24.41%   35.70%   12.45%    4.58%  8.37%  23.48%

                      High Quarter: 2nd - 2003  +17.43%
                      Low Quarter:  3rd - 2002  -15.77%

The table below compares the Portfolio's Class A and Class B shares' average annual compounded total returns for the 1- and 5-year periods and from inception through 12/31/07 with the Russell Midcap Growth Index. The Russell Midcap Growth Index is an unmanaged index which measures the performance of those companies in the Russell Midcap Index with higher price-to-book ratios and higher forecasted growth values. The Russell Midcap Index is an unmanaged index which measures the performance of the 800 smallest companies in the



 PORTFOLIO MANAGEMENT:


..  Morgan Stanley Investment Management, Inc. d/b/a Van Kampen, see page 74

..  For financial highlights see page 110

Russell 1000 Index. The median market capitalization was approximately $3.90 billion as of February 29, 2008. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.



                       Average Annual Total Return as of
                                   12/31/07
        ---------------------------------------------------------------
                                                       Since   Inception
                                       1 Year 5 Year Inception   Date
        -----------------------------  ------ ------ --------- ---------
        Class A                        23.84% 16.73%   6.62%     5/1/01
        Class B                        23.48% 16.39%   5.45%    2/12/01
        Russell Midcap Growth Index    11.43% 17.90%   3.27%*
        * Index performance is from 2/1/01.



For information on Van Kampen's prior performance with comparable funds, see page 75.

FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2007 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)



                                           Class A Class B
----------------------------------------------------------
Management Fee                              0.70%   0.70%
----------------------------------------------------------
12b-1 Fees                                  None    0.25%
----------------------------------------------------------
Other Expenses                              0.17%   0.18%
----------------------------------------------------------
Total Annual Portfolio Operating Expenses*  0.87%   1.13%
----------------------------------------------------------



        * The Manager and the Trust have entered into an Expense Limitation Agreement whereby the total Annual Portfolio Operating Expenses for the Class A and Class B shares of the Portfolio will not exceed 0.90% and 1.15%, respectively, for the period ended April 30, 2009 and in any year in which the Agreement is in effect. Under certain circumstances, any fees waived or expenses reimbursed by the Manager may, with the approval of the Trust's Board of Trustees, be repaid to the Manager.

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same and that all expense limitations remain in effect only for the period ended April 30, 2009. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES



         Class A  Class B
--------------------------
1 Year   $     89 $    116
--------------------------
3 Years  $    279 $    361
--------------------------
5 Years  $    484 $    625
--------------------------
10 Years $  1,076 $  1,380
--------------------------

PRIMARY RISKS OF INVESTING IN THE PORTFOLIOS

One or more of the following primary risks may apply to your Portfolio. Please see the Investment Summary for your particular Portfolio to determine which risks apply and for a discussion of other risks that may apply to the Portfolio. Please note that there are many other circumstances that could adversely affect your investment and prevent a Portfolio from reaching its objective, which are not described here.

MARKET RISK


A Portfolio's share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including disappointing corporate earnings, adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or a company may deteriorate. In addition, an assessment by a Portfolio's Adviser of particular companies may prove incorrect, resulting in losses or poor performance by those holdings, even in a rising market. A Portfolio could also miss attractive investment opportunities if its Adviser underweights markets or industries where there are significant returns, and could lose value if the Adviser overweights markets or industries where there are significant declines.


Stocks purchased in initial public offerings (IPOs) have a tendency to fluctuate in value significantly shortly after the IPO relative to the price at which they were purchased. These fluctuations could impact the net asset value and return earned on the Portfolio's shares.

INTEREST RATE RISK

The values of debt securities are subject to change when prevailing interest rates change. When interest rates go up, the value of debt securities and certain dividend paying stocks tends to fall. If your Portfolio invests a significant portion of its assets in debt securities or stocks purchased primarily for dividend income and interest rates rise, then the value of your investment may decline. Alternatively, when interest rates go down, the value of debt securities and certain dividend paying stocks may rise.

Interest rate risk will affect the price of a fixed income security more if the security has a longer maturity because changes in interest rates are increasingly difficult to predict over longer periods of time. Fixed income securities with longer maturities will therefore be more volatile than other fixed income securities with shorter maturities. Conversely, fixed income securities with shorter maturities will be less volatile but generally provide lower returns than fixed income securities with longer maturities. The average maturity and duration of a Portfolio's fixed income investments will affect the volatility of the Portfolio's share price.

CREDIT RISK

The value of debt securities is directly affected by an issuer's ability to pay principal and interest on time. If your Portfolio invests in debt securities, the value of your investment may be adversely affected when an issuer fails to pay an obligation on a timely basis. A Portfolio may also be subject to credit risk to the extent it engages in transactions, such as securities loans, repurchase agreements or certain derivatives, which involve a promise by a third party to honor an obligation to the Portfolio. Such third party may be unwilling or unable to honor its financial obligations.

HIGH YIELD DEBT SECURITY RISK

High yield debt securities, or junk bonds, are securities which are rated below "investment grade" or are not rated, but are of equivalent quality. High yield debt securities range from those for which the prospect for repayment of principal and interest is predominantly speculative to those which are currently in default on principal or interest payments. A Portfolio with high yield debt securities may be more susceptible to credit risk and market risk than a Portfolio that invests only in higher quality debt securities because these lower-rated debt securities are less secure financially and more sensitive to downturns in the economy. In addition, the secondary market for such securities may not be as liquid as that for more highly rated debt securities. As a result, a Portfolio's Adviser may find it more difficult to sell these securities or may have to sell them at lower prices.

You should understand that high yield securities are not generally meant for short-term investing. When a Portfolio invests in high yield securities it generally seeks to receive a correspondingly higher return to compensate it for the additional credit risk and market risk it has assumed.

FOREIGN INVESTMENT RISK

Investments in foreign securities involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject:

  . These risks may include the seizure by the government of company assets, excessive taxation, withholding taxes on dividends and interest, limitations on the use or transfer of portfolio assets, and political or social instability.

  . Enforcing legal rights may be difficult, costly and slow in foreign countries, and there may be special problems enforcing claims against foreign governments.

  . Foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there may be less public information about their operations.

  .  Foreign markets may be less liquid and more volatile than U.S. markets.

  . Foreign securities often trade in currencies other than the U.S. dollar, and a Portfolio may directly hold foreign currencies and purchase and sell foreign currencies. Changes in currency exchange rates will affect a Portfolio's net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of foreign securities. An increase in the strength of the U.S. dollar relative to these other currencies may cause the value of a Portfolio to decline. Certain foreign currencies may be particularly volatile, and foreign governments may intervene in the currency markets, causing a decline in value or liquidity of a Portfolio's foreign currency or securities holdings.

  . Costs of buying, selling and holding foreign securities, including brokerage, tax and custody costs, may be higher than those involved in domestic transactions.

MARKET CAPITALIZATION RISK

Stocks fall into three broad market capitalization categories--large, medium and small. Investing primarily in one category carries the risk that due to current market conditions that category may be out of favor. If valuations of large capitalization companies appear to be greatly out of proportion to the valuations of small or medium capitalization companies, investors may migrate to the stocks of small and mid-sized companies causing a Portfolio that invests in these companies to increase in value more rapidly than a Portfolio that invests in larger, fully-valued companies. Larger more established companies may also be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion. Investing in medium and small capitalization companies may be subject to special risks associated with narrower product lines, more limited financial resources, smaller management groups, and a more limited trading market for their stocks as compared with larger companies. Securities of smaller capitalization issuers may therefore be subject to greater price volatility and may decline more significantly in market downturns than securities of larger companies. In some cases, these companies may be relatively new issuers (I.E., those having continuous operating histories of less than three years) which carries other risks in addition to the risks of other medium and small capitalization companies. New issuers may be more speculative because such companies are relatively unseasoned. These companies will often be involved in the development or marketing of a new product with no established market, which could lead to significant losses.

INVESTMENT STYLE RISK

Different investment styles tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. A Portfolio may outperform or underperform other funds that employ a different investment style. A Portfolio may also employ a combination of styles that impact its risk characteristics. Examples of different investment styles include growth and value investing. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's growth of earnings potential. Also, since growth companies usually invest a high portion of earnings in their business, growth stocks may lack the dividends of some value stocks that can cushion stock prices in a falling market. Growth oriented funds will typically underperform when value investing is in favor. Value stocks are those which are undervalued in comparison to their peers due to adverse business developments or other factors. Value investing carries the risk that the market will not recognize a security's inherent value for a long time, or that a stock judged to be undervalued may actually be appropriately priced or overvalued. Value oriented funds will typically underperform when growth investing is in favor.

REAL ESTATE INVESTMENT RISK

Although a Portfolio will not invest in real estate directly, it may concentrate its assets in the real estate industry or may invest in securities related to the real estate industry, so your investment in the Portfolio will be closely linked to or may be impacted by the performance of the real estate markets. Property values may decrease due to increasing vacancies or declining rents resulting from unanticipated economic, legal, cultural or technological developments or because of overbuilding or lack of mortgage funds. The value of an individual property may also decline because of environmental liabilities or losses due to casualty or condemnation.

Because of this concentration in or potential exposure to the real estate industry, the value of the Portfolio's shares may change at different rates compared to the value of shares of a mutual fund with investments in a mix of different industries.

The Portfolio may at times be more concentrated in particular sub-sectors of the real estate business--e.g. apartments, retail, hotels, offices, industrial, health care, etc. As such, its performance would be especially sensitive to developments that significantly affected those businesses.

In addition, Equity REITs may be affected by changes in the value of the underlying property they own, while Mortgage REITs may be affected by the quality of any credit they extend. Equity and Mortgage REITs are dependent upon management skills and are subject to heavy cash flow dependency, defaults by borrowers, self-liquidation and the possibility of failing to qualify for tax-free pass through of income under the Internal Revenue Code of 1986, and to maintain exemption from the Investment Company Act of 1940, as amended (the "1940 Act"). In the event an issuer of debt securities collateralized by real estate defaults, it is conceivable that the REIT could end up holding the underlying real estate.

ADDITIONAL INVESTMENT STRATEGIES

In addition to the principal investment strategies discussed in each individual Portfolio's Investment Summary, a Portfolio, as indicated in the chart below, may at times invest a portion of its assets in the investment strategies and may engage in certain investment techniques as described below. The SAI provides a more detailed discussion of certain of these and other securities and indicates if a Portfolio is subject to any limitations with respect to a particular investment strategy. These strategies and techniques may involve risks. ALTHOUGH A PORTFOLIO THAT IS NOT IDENTIFIED BELOW IN CONNECTION WITH A PARTICULAR STRATEGY OR TECHNIQUE GENERALLY HAS THE ABILITY TO ENGAGE IN SUCH A TRANSACTION, ITS ADVISER CURRENTLY INTENDS TO INVEST LITTLE, IF ANY, OF THE PORTFOLIO'S ASSETS IN THAT STRATEGY OR TECHNIQUE. (PLEASE NOTE THAT SOME OF THESE STRATEGIES MAY BE A PRINCIPAL INVESTMENT STRATEGY FOR A PARTICULAR PORTFOLIO AND CONSEQUENTLY ARE ALSO DESCRIBED IN THAT PORTFOLIO'S INVESTMENT SUMMARY.) The Portfolios are not limited by this discussion and may invest in other types of securities not precluded by the policies discussed elsewhere in this Prospectus.

                                                                               LEGG      LORD     MFS(R)
                                              MET/AIM     MET/AIM              MASON    ABBETT   EMERGING     MFS(R)
                                              CAPITAL    SMALL CAP  LAZARD     VALUE     BOND     MARKETS    RESEARCH
                                            APPRECIATION  GROWTH    MID CAP   EQUITY   DEBENTURE  EQUITY   INTERNATIONAL
                                             PORTFOLIO   PORTFOLIO PORTFOLIO PORTFOLIO PORTFOLIO PORTFOLIO   PORTFOLIO
BRADY BONDS                                      X                                                   X
------------------------------------------------------------------------------------------------------------------------
COLLATERALIZED MORTGAGE OBLIGATIONS                                                        X
------------------------------------------------------------------------------------------------------------------------
CONVERTIBLE SECURITIES                           X           X         X         X         X         X           X
------------------------------------------------------------------------------------------------------------------------
DEPOSITARY RECEIPTS                              X           X         X         X         X         X           X
------------------------------------------------------------------------------------------------------------------------
DERIVATIVES:
 OPTIONS                                         X           X         X                             X           X
 FUTURES                                         X           X         X                             X           X
------------------------------------------------------------------------------------------------------------------------
DIRECT PARTICIPATION IN CORPORATE LOANS                                                    X
------------------------------------------------------------------------------------------------------------------------
DOLLAR ROLL TRANSACTIONS                         X
------------------------------------------------------------------------------------------------------------------------
FOREIGN CURRENCY TRANSACTIONS                    X                                                   X           X
------------------------------------------------------------------------------------------------------------------------
FOREIGN DEBT SECURITIES                          X                                         X         X           X
------------------------------------------------------------------------------------------------------------------------
FOREIGN EQUITY SECURITIES                        X           X         X                   X         X           X
------------------------------------------------------------------------------------------------------------------------
FORWARD COMMITMENTS, WHEN-ISSUED AND
DELAYED DELIVERY SECURITIES                      X                                         X         X           X
------------------------------------------------------------------------------------------------------------------------
HIGH QUALITY SHORT-TERM DEBT OBLIGATIONS
INCLUDING BANKERS' ACCEPTANCES, COMMERCIAL
PAPER AND CERTIFICATES OF DEPOSIT ISSUED OR
GUARANTEED BY BANK HOLDING COMPANIES IN
THE U.S., THEIR SUBSIDIARIES AND FOREIGN
BRANCHES OR OF THE WORLD BANK; VARIABLE
AMOUNT MASTER DEMAND NOTES AND VARIABLE
RATE NOTES ISSUED BY U.S. AND FOREIGN
CORPORATIONS                                                 X         X                   X                     X
------------------------------------------------------------------------------------------------------------------------
HIGH YIELD/HIGH RISK DEBT SECURITIES                                             X         X
------------------------------------------------------------------------------------------------------------------------
HYBRID INSTRUMENTS                               X
------------------------------------------------------------------------------------------------------------------------
ILLIQUID AND RESTRICTED SECURITIES               X                                                   X           X
------------------------------------------------------------------------------------------------------------------------
INDEXED SECURITIES                                                                                   X           X
------------------------------------------------------------------------------------------------------------------------
INTEREST RATE TRANSACTIONS                       X                                                   X
------------------------------------------------------------------------------------------------------------------------
INVESTMENT GRADE DEBT SECURITIES                 X                               X         X                     X
------------------------------------------------------------------------------------------------------------------------
INVESTMENTS IN OTHER INVESTMENT COMPANIES
INCLUDING PASSIVE FOREIGN INVESTMENT
COMPANIES                                        X                                                   X           X
------------------------------------------------------------------------------------------------------------------------
MORTGAGE-BACKED SECURITIES, INCLUDING GNMA
CERTIFICATES, MORTGAGE-BACKED BONDS              X                                         X                     X
------------------------------------------------------------------------------------------------------------------------
MUNICIPAL SECURITIES
------------------------------------------------------------------------------------------------------------------------
NON-MORTGAGE ASSET-BACKED SECURITIES             X                                                   X
------------------------------------------------------------------------------------------------------------------------
PIK (PAY-IN-KIND) DEBT SECURITIES AND ZERO-
COUPON BONDS                                     X                                         X         X
------------------------------------------------------------------------------------------------------------------------
PREFERRED STOCKS                                 X           X         X         X         X         X           X
------------------------------------------------------------------------------------------------------------------------
REAL ESTATE INVESTMENT TRUSTS                    X           X         X         X                   X           X
------------------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS                            X                                         X         X           X
------------------------------------------------------------------------------------------------------------------------
REVERSE REPURCHASE AGREEMENTS                    X                                         X
------------------------------------------------------------------------------------------------------------------------
RIGHTS AND WARRANTS                              X                                         X         X           X
------------------------------------------------------------------------------------------------------------------------
SECURITIES LOANS                                 X           X         X                   X                     X
------------------------------------------------------------------------------------------------------------------------
SHORT SALES (AGAINST THE BOX)                    X                                                   X           X
------------------------------------------------------------------------------------------------------------------------
STRUCTURED NOTES
------------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT SECURITIES                       X           X         X                   X         X           X
------------------------------------------------------------------------------------------------------------------------

                                                                                                     THIRD      VAN
                                                                  OPPENHEIMER             PIONEER   AVENUE    KAMPEN
                                                                    CAPITAL     PIONEER  STRATEGIC SMALL CAP  MID CAP
                                                                  APPRECIATION   FUND     INCOME     VALUE    GROWTH
                                                                   PORTFOLIO   PORTFOLIO PORTFOLIO PORTFOLIO PORTFOLIO
BRADY BONDS                                                                                  X
----------------------------------------------------------------------------------------------------------------------
COLLATERALIZED MORTGAGE OBLIGATIONS                                                          X         X
----------------------------------------------------------------------------------------------------------------------
CONVERTIBLE SECURITIES                                                 X           X         X         X         X
----------------------------------------------------------------------------------------------------------------------
DEPOSITARY RECEIPTS                                                    X           X         X         X         X
----------------------------------------------------------------------------------------------------------------------
DERIVATIVES:
 OPTIONS                                                               X           X         X                   X
 FUTURES                                                               X           X         X                   X
----------------------------------------------------------------------------------------------------------------------
DIRECT PARTICIPATION IN CORPORATE LOANS                                                      X
----------------------------------------------------------------------------------------------------------------------
DOLLAR ROLL TRANSACTIONS                                                           X         X
----------------------------------------------------------------------------------------------------------------------
FOREIGN CURRENCY TRANSACTIONS                                                      X         X         X         X
----------------------------------------------------------------------------------------------------------------------
FOREIGN DEBT SECURITIES                                                                      X         X
----------------------------------------------------------------------------------------------------------------------
FOREIGN EQUITY SECURITIES                                              X           X                   X         X
----------------------------------------------------------------------------------------------------------------------
FORWARD COMMITMENTS, WHEN-ISSUED AND DELAYED DELIVERY SECURITIES                   X         X                   X
----------------------------------------------------------------------------------------------------------------------
HIGH QUALITY SHORT-TERM DEBT OBLIGATIONS INCLUDING BANKERS'
ACCEPTANCES, COMMERCIAL PAPER AND CERTIFICATES OF DEPOSIT ISSUED
OR GUARANTEED BY BANK HOLDING COMPANIES IN THE U.S., THEIR
SUBSIDIARIES AND FOREIGN BRANCHES OR OF THE WORLD BANK; VARIABLE
AMOUNT MASTER DEMAND NOTES AND VARIABLE RATE NOTES ISSUED BY
U.S. AND FOREIGN CORPORATIONS                                          X           X         X         X
----------------------------------------------------------------------------------------------------------------------
HIGH YIELD/HIGH RISK DEBT SECURITIES                                               X         X
----------------------------------------------------------------------------------------------------------------------
HYBRID INSTRUMENTS                                                                 X         X
----------------------------------------------------------------------------------------------------------------------
ILLIQUID AND RESTRICTED SECURITIES                                     X                     X         X
----------------------------------------------------------------------------------------------------------------------
INDEXED SECURITIES                                                                 X         X
----------------------------------------------------------------------------------------------------------------------
INTEREST RATE
TRANSACTIONS                                                                       X         X
----------------------------------------------------------------------------------------------------------------------
INVESTMENT GRADE DEBT SECURITIES                                                   X         X         X
----------------------------------------------------------------------------------------------------------------------
INVESTMENTS IN OTHER INVESTMENT COMPANIES INCLUDING PASSIVE
FOREIGN INVESTMENT COMPANIES                                                       X         X         X         X
----------------------------------------------------------------------------------------------------------------------
MORTGAGE-BACKED SECURITIES, INCLUDING GNMA CERTIFICATES,
MORTGAGE-BACKED BONDS                                                                        X         X
----------------------------------------------------------------------------------------------------------------------
MUNICIPAL SECURITIES                                                                         X
----------------------------------------------------------------------------------------------------------------------
NON-MORTGAGE ASSET-BACKED SECURITIES                                                         X
----------------------------------------------------------------------------------------------------------------------
PIK (PAY-IN-KIND) DEBT SECURITIES AND ZERO-COUPON BONDS                                      X
----------------------------------------------------------------------------------------------------------------------
PREFERRED STOCKS                                                       X           X         X         X         X
----------------------------------------------------------------------------------------------------------------------
REAL ESTATE INVESTMENT TRUSTS                                          X           X         X         X         X
----------------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS                                                  X           X         X         X         X
----------------------------------------------------------------------------------------------------------------------
REVERSE REPURCHASE AGREEMENTS                                                      X                   X         X
----------------------------------------------------------------------------------------------------------------------
RIGHTS AND WARRANTS                                                                X         X                   X
----------------------------------------------------------------------------------------------------------------------
SECURITIES LOANS                                                       X           X         X         X         X
----------------------------------------------------------------------------------------------------------------------
SHORT SALES (AGAINST THE BOX)
----------------------------------------------------------------------------------------------------------------------
STRUCTURED NOTES                                                                             X
----------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT SECURITIES                                             X           X         X         X
----------------------------------------------------------------------------------------------------------------------

BRADY BONDS. Brady Bonds are collateralized or uncollateralized fixed income securities created through the exchange of existing commercial bank loans to public and private entities in certain emerging markets for new bonds in connection with debt restructurings. Brady Bonds have been issued only in the last decade and, accordingly do not have a long payment history. These securities are subject to credit risk and interest rate risk.

COLLATERALIZED MORTGAGE OBLIGATIONS (CMOS). CMOs are fixed income securities secured by mortgage loans and other mortgage-backed securities and are generally considered to be derivatives. CMOs may be issued or guaranteed by the U.S. Government or its agencies or instrumentalities or collateralized by a portfolio of mortgages or mortgage-related securities guaranteed by such an agency or instrumentality or may be non-U.S. Government guaranteed.

CMOs carry general fixed income securities risks, such as credit risk and interest rate risk, and risks associated with mortgage-backed securities, including prepayment risk, which is the risk that the underlying mortgages or other debt may be refinanced or paid off prior to their maturities during periods of declining interest rates. In that case, an Adviser may have to reinvest the proceeds from the securities at a lower rate. Potential market gains on a security subject to prepayment risk may be more limited than potential market gains on a comparable security that is not subject to prepayment risk.

CONVERTIBLE SECURITIES. Convertible securities are preferred stocks or bonds that pay a fixed dividend or interest payment and are convertible into common stock at a specified price or conversion ratio.

Traditionally, convertible securities have paid dividends or interest rates higher than common stocks but lower than nonconvertible securities. They generally participate in the appreciation or depreciation of the underlying stock into which they are convertible, but to a lesser degree. These securities are also subject to market risk, interest rate risk and credit risk.

DEPOSITARY RECEIPTS. Depositary receipts are receipts for shares of a foreign-based corporation that entitle the holder to dividends and capital gains on the underlying security. Receipts include those issued by domestic banks (American Depositary Receipts), foreign banks (Global or European Depositary Receipts), and broker-dealers (depositary shares).

These instruments are subject to market risk and foreign investment risk.

DERIVATIVES. Derivatives are used to limit risk in a Portfolio or to enhance investment return, and have a return tied to a formula based upon an interest rate, index, price of a security, or other measurement. Derivatives include options, futures, forward contracts and related products.

Options are the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price.

Futures are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date.

Forward contracts are contracts to purchase or sell a specified amount of a financial instrument for an agreed upon price at a specified time.

Derivatives may be used to hedge against an opposite position that a Portfolio holds. Any loss generated by the derivatives should be offset by gains in the hedged investment. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains or result in losses or missed opportunities. In addition, derivatives that are used for hedging the Portfolio in specific securities may not fully offset the underlying positions. The counterparty to a derivatives contract also could default. Derivatives that involve leverage could magnify losses.

Derivatives may also be used to maintain a Portfolio's exposure to the market, manage cash flows or to attempt to increase income. Using derivatives for purposes other than hedging is speculative and involves greater risks. In many foreign countries, futures and options markets do not exist or are not sufficiently developed to be effectively used by a Portfolio that invests in foreign securities.


DIRECT PARTICIPATION IN CORPORATE LOANS. By purchasing a loan, a Portfolio acquires some or all of the interest of a bank or other lending institution in a loan to a corporate borrower. Many such loans are secured, and most impose restrictive covenants which must be met by the borrower. These loans are made generally to finance internal growth, mergers, acquisitions, stock repurchases, leveraged buy-outs and other corporate activities. Such loans may be in default at the time of purchase. A Portfolio may also purchase trade or other claims against companies, which generally represent money owed by the company to a supplier of goods or services. These claims may also be purchased at a time when the company is in default. Certain of the loans acquired by a Portfolio may involve revolving credit facilities or other standby financing commitments which obligate the Portfolio to pay additional cash on a certain date or on demand.


The highly leveraged nature of many such loans may make such loans especially vulnerable to adverse changes in economic or market conditions. Loans and other direct investments may not be in the form of securities or may be subject to restrictions on transfer, and only limited opportunities may exist to resell such instruments. As a result, the Portfolio may be unable to sell such investments at an opportune time or may have to resell them at less than fair market value.


DOLLAR ROLL TRANSACTIONS. Mortgage dollar rolls are transactions in which a Portfolio sells securities for delivery in the current month and simultaneously contracts with the same counter-party to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date. During the roll period, the Portfolio loses the right to receive principal (including prepayments of principal) and interest paid on the securities sold. However, the Portfolio would benefit to the extent of any difference between the price received for the securities sold and the lower forward price for the future purchase (often referred to as the "drop") or fee income plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. Unless such benefits exceed the income, capital appreciation and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of the Portfolio compared with what such performance would have been without the use of mortgage dollar rolls. Accordingly, the benefits derived from the use of mortgage dollar rolls depend upon the Adviser's ability to manage mortgage prepayments. There is no assurance that mortgage dollar rolls can be successfully employed. All cash proceeds will be invested in instruments that are permissible investments for the Portfolio.

The Portfolio will maintain until the settlement date the segregation, either on the records of the Adviser or with the Trust's custodian, of cash or other liquid securities in an amount equal to the forward purchase price.


FOREIGN CURRENCY TRANSACTIONS. Foreign currency transactions are entered into for the purpose of hedging against foreign exchange risk arising from a Portfolio's investment or anticipated investment in securities denominated in foreign currencies. A Portfolio also may enter into these contracts for purposes of increasing exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. Foreign currency transactions include the purchase of foreign currency on a spot (or cash) basis, contracts to purchase or sell foreign currencies at a future date (forward contracts), the purchase and sale of foreign currency futures contracts, and the purchase of exchange traded and over-the-counter call and put options on foreign currency futures contracts and on foreign currencies.


These hedging transactions do not eliminate fluctuations in the underlying prices of the securities which the Portfolio owns or intends to purchase or sell. They simply establish a rate of exchange which can be achieved at some future point in time.


Foreign currency exchange rates may fluctuate significantly over short periods of time. A forward foreign currency exchange contract reduces a Portfolio's exposure to changes in the value of the currency it will deliver and increases its exposure to changes in the value of the currency it will exchange into. Contracts to sell foreign currency will limit any potential gain which might be realized by the Portfolio if the value of the hedged currency increases. In the case of forward contracts entered into for the purpose of increasing return, the Portfolio may sustain losses which will reduce its gross income. Forward foreign currency exchange contracts also involve the risk that the party with which the Portfolio enters the contract may fail to perform its obligations to the Portfolio. The purchase and sale of foreign currency futures contracts and the purchase of call and put options on foreign currency futures contracts and on foreign currencies involve certain risks associated with derivatives.


FOREIGN DEBT SECURITIES. Foreign debt securities are issued by foreign corporations and governments. They may include Eurodollar obligations and Yankee bonds.

Foreign debt securities are subject to foreign investment risk, credit risk and interest rate risk. Securities in developing countries are also subject to the additional risks associated with emerging markets.

FOREIGN EQUITY SECURITIES. Foreign equity securities are subject to foreign investment risk in addition to the risks applicable to domestic equity securities, such as market risk.

FORWARD COMMITMENTS, WHEN-ISSUED AND DELAYED DELIVERY SECURITIES. Forward commitments, when-issued and delayed delivery securities generally involve the purchase of a security with payment and delivery at some time in the future--i.e., beyond normal settlement. The Portfolios do not earn interest on such securities until settlement and bear the risk of market value fluctuations in between the purchase and settlement dates. New issues of stocks and bonds, private placements and U.S. Government securities may be sold in this manner.

HIGH QUALITY SHORT-TERM DEBT OBLIGATIONS, INCLUDING BANKERS' ACCEPTANCES, COMMERCIAL PAPER AND CERTIFICATES OF DEPOSIT ISSUED OR GUARANTEED BY BANK HOLDING COMPANIES IN THE U.S., THEIR SUBSIDIARIES AND FOREIGN BRANCHES OR OF THE WORLD BANK; VARIABLE AMOUNT MASTER DEMAND NOTES AND VARIABLE RATE NOTES ISSUED BY U.S. AND FOREIGN CORPORATIONS.

Commercial paper is a short-term debt obligation with a maturity ranging from one to 270 days issued by banks, corporations, and other borrowers to investors seeking to invest idle cash.

Variable amount master demand notes differ from ordinary commercial paper in that they are issued pursuant to a written agreement between the issuer and the holder, their amounts may be increased from time to time by the holder (subject to an agreed maximum) or decreased by the holder or the issuer, they are payable on demand, the rate of interest payable on them varies with an agreed formula and they are typically not rated by a rating agency. Transfer of such notes is usually restricted by the issuer, and there is no secondary trading market for them. Any variable amount master demand note purchased by a Portfolio will be regarded as an illiquid security.

These instruments are subject to credit risk, interest rate risk and foreign investment risk.

HIGH YIELD/HIGH RISK DEBT SECURITIES. High yield/high risk debt securities are securities that are rated below investment grade by the primary rating agencies (e.g., BB or lower by S&P, and Ba or lower by Moody's Investors Service, Inc. ("Moody's")). Other terms commonly used to describe such securities include "lower rated bonds," "noninvestment grade bonds," and "junk bonds."

High yield/high risk debt securities are subject to high yield debt security risk as described in "Primary Risks of Investing in the Portfolios" above.

HYBRID INSTRUMENTS. Hybrid instruments are a form of a derivative and combine the elements of futures contracts or options with those of debt, preferred equity or a depositary instrument. They are often indexed to the price of a commodity, particular currency, or a domestic or foreign debt or equity security index. Examples of hybrid instruments include debt instruments with interest or principal payments or redemption terms determined by reference to the value of a currency or commodity or securities index at a future point in time or preferred stock with dividend rates determined by reference to the value of a currency.


Hybrids may bear interest or pay dividends at below market (or even relatively nominal) rates. Under certain conditions, the redemption value of the instrument could be zero. Hybrids can have volatile prices and limited liquidity and their use by a Portfolio may not be successful.


ILLIQUID AND RESTRICTED SECURITIES. Each Portfolio may invest a portion of its assets in restricted and illiquid securities, which are investments that the Portfolio cannot easily resell within seven days at current value or that have contractual or legal restriction on resale. Restricted securities include those which are not registered under the Securities Act of 1933, as amended (the "1933 Act"), and are purchased directly from the issuer or in the secondary market (private placements).

If a Portfolio buys restricted or illiquid securities it may be unable to quickly resell them or may be able to sell them only at a price below current value or could have difficulty valuing these holdings precisely.


In recent years, however, a large institutional market has developed for certain securities that are not registered under the 1933 Act, including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

INDEXED SECURITIES. A Portfolio may invest in indexed securities whose value is linked to foreign currencies, interest rates, commodities, indices or other financial indicators. Most indexed securities are short to intermediate term fixed income securities whose values at maturity (I.E., principal value) or interest rates rise or fall according to changes in the value of one or more specified underlying instruments. Indexed securities may be positively or negatively indexed (I.E., their principal value or interest rates may increase or decrease if the underlying instrument appreciates), and may have return characteristics similar to direct investments in the underlying instrument or to one or more options on the underlying instrument. Indexed securities may be more volatile than the underlying instrument itself and could involve the loss of all or a portion of the principal amount of, or interest on, the instrument.


INTEREST RATE TRANSACTIONS. Interest rate transactions are hedging transactions such as interest rate swaps and the purchase or sale of interest rate caps and floors. They are used by a Portfolio in an attempt to protect the value of its investments from interest rate fluctuations. Interest rate swaps involve the exchange by the Portfolio with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate floor. The Adviser to the Portfolio enters into these transactions on behalf of the Portfolio primarily to preserve a return or spread on a particular investment or portion of its portfolio or to protect against any increase in the price of securities the Portfolio anticipates purchasing at a later date. A Portfolio will not sell interest rate caps or floors that it does not own.

There is the risk that the Adviser may incorrectly predict the direction of interest rates resulting in losses to a Portfolio.


INVESTMENT GRADE DEBT SECURITIES. Investment grade debt securities are securities rated in one of the four highest rating categories by S&P, Moody's or other nationally recognized rating agency. These securities are subject to interest rate risk and credit risk. Securities rated in the fourth investment category by a nationally recognized rating agency (e.g., BBB by S&P and Baa by Moody's) may have speculative characteristics.

INVESTMENTS IN OTHER INVESTMENT COMPANIES, INCLUDING PASSIVE FOREIGN INVESTMENT COMPANIES. When a Portfolio invests in another investment company, it must bear the management and other fees of the investment company, in addition to its own expenses. As a result, the Portfolio may be exposed to duplicate expenses which could lower its value. Investments in passive foreign investment companies also are subject to foreign investment risk.


Passive foreign investment companies are any foreign corporations which generate certain amounts of passive income or hold certain amounts of assets for the production of passive income. Passive income includes dividends, royalties, rent, and annuities.

MORTGAGE-BACKED SECURITIES, INCLUDING GNMA CERTIFICATES, MORTGAGE-BACKED BONDS AND STRIPPED MORTGAGE-BACKED SECURITIES. Mortgage-backed securities include securities backed by Ginnie Mae and Fannie Mae as well as by private issuers. These securities represent collections (pools) of commercial and residential mortgages. These securities are generally pass-through securities, which means that principal and interest payments on the underlying securities (less servicing fees) are passed through to shareholders on a pro rata basis.

These securities carry general fixed income security risks, such as credit risk and interest rate risk, as well as prepayment risk.

MUNICIPAL SECURITIES. Municipal securities are debt obligations issued by local, state and regional governments that provide interest income that is exempt from federal income tax. These securities are subject to interest rate risk and credit risk.

NON-MORTGAGE ASSET-BACKED SECURITIES. Non-mortgage asset-backed securities include equipment trust certificates and interests in pools of receivables, such as motor vehicle installment purchase obligations and credit card receivables. Such securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in the underlying pools of assets. This means that principal and interest payments on the underlying securities (less servicing fees) are passed through to shareholders on a pro rata basis.


The value of some asset-backed securities may be particularly sensitive to changes in prevailing interest rates, and like other fixed income investments, the ability of a Portfolio to successfully use these instruments may depend in part upon the ability of an Adviser to forecast interest rates and other economic factors correctly.


PIK (PAY-IN-KIND) DEBT SECURITIES AND ZERO-COUPON BONDS. PIK debt securities are debt obligations which provide that the issuer may, at its option, pay interest on such bonds in cash or in the form of additional debt obligations. Such investments benefit the issuer by mitigating its need for cash to meet debt service, but also require a higher rate of return to attract investors who are willing to defer receipt of such cash.


Zero-coupon bonds are bonds that provide for no current interest payment and are sold at a discount. These investments pay no interest in cash to its holder during its life and usually trade at a deep discount from their face or par value. These investments may experience greater volatility in market value due to changes in interest rates than debt obligations which make regular payments of interest. A Portfolio will accrue income on such investments for tax accounting purposes, as required, which is distributable to shareholders and which, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities to satisfy the Portfolio's distribution obligations.

These securities are subject to credit risk and interest rate risk.

PREFERRED STOCKS. Preferred stocks are equity securities that generally pay dividends at a specified rate and have preference over common stock in the payment of dividends and liquidation. Preferred stock generally does not carry voting rights.

Preferred stocks are subject to market risk. In addition, because preferred stocks pay fixed dividends, an increase in interest rates may cause the price of a preferred stock to fall.


REAL ESTATE INVESTMENT TRUSTS. REITs are entities which invest in commercial and other real estate properties. Risks associated with investments in securities of companies in the real estate industry include: decline in the value of real estate; risks related to general and local economic conditions; overbuilding and increased competition; increases in property taxes and operating expenses; changes in zoning laws; casualty or condemnation losses; variations in rental income; changes in neighborhood values; the appeal of properties to tenants; and increases in interest rates. In addition, equity REITs may be affected by changes in the values of the underlying property owned by the trusts, while mortgage REITs may be affected by the quality of credit extended. REITs are dependent upon management skills, may not be diversified and are subject to the risks of financing projects. Such REITs are also subject to heavy cash flow dependency, defaults by borrowers, self liquidation and the possibility of failing to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended (the "Code"), and to maintain exemption from the 1940 Act. In the event an issuer of debt securities collateralized by real estate defaults, it is conceivable that the REITs could end up holding the underlying real estate. The Portfolio, as a shareholder of a REIT, bears a portion of the REIT's annual operating expenses.


REPURCHASE AGREEMENTS. Repurchase agreements involve the purchase of a security by a Portfolio and a simultaneous agreement by the seller (generally a bank or dealer) to repurchase the security from the Portfolio at a specified date or upon demand. This technique offers a method of earning income on idle cash.

Repurchase agreements involve credit risk, i.e., the risk that the seller will fail to repurchase the security, as agreed. In that case, the Portfolio will bear the risk of market value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security.

REVERSE REPURCHASE AGREEMENTS. Reverse repurchase agreements involve the sale of a security by a Portfolio to another party (generally a bank or dealer) in return for cash and an agreement by the Portfolio to buy the security back at a specified price and time.

Reverse repurchase agreements will be used primarily to provide cash to satisfy unusually high redemption requests or for other temporary or emergency purposes. Reverse repurchase agreements are considered a form of borrowing by the Portfolio and, therefore, are a form of leverage. Leverage may cause any gains or losses of the Portfolio to be magnified.

RIGHTS AND WARRANTS. Warrants basically are options to purchase equity securities at specific prices valid for a specific period of time. Their prices do not necessarily move parallel to the prices of the underlying securities. Rights are similar to warrants, but normally have a short duration and are distributed directly by the issuer to its shareholders. Rights and warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer. These investments carry the risk that they may be worthless to the Portfolio at the time it may exercise its rights, due to the fact that the underlying securities have a market value less than the exercise price. Warrants also include Law Exercise Price Call Warrants or other structured securities for the purpose of gaining exposure to stocks in difficult to access foreign local markets.

SECURITIES LOANS. For purposes of realizing additional income, a Portfolio may lend securities to broker-dealers or institutional investors approved by the Board of Trustees of the Trust. All securities loans will be made pursuant to agreement requiring the loans to be continuously secured by collateral in cash or high grade debt obligations at least equal at all times to the market value of the loaned securities. The borrower pays to the Portfolio an amount equal to any dividends or interest received on loaned securities. The Portfolio retains all or a portion of the interest received on investment of cash collected or receives a fee from the borrower.

The risk in lending portfolio securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral, or in the recovery of the securities or possible loss of rights in their collateral should the borrower fail financially.

SHORT SALES. Short sales are sales of securities that the seller does not own. The seller must borrow the securities to make delivery to the buyer. A short sale may be uncollateralized or against-the-box. A short sale is "against-the-box" if at all times when the short position is open, the seller owns an equal amount of the securities sold short or securities convertible into, or exchanged without further consideration for, securities of the same issue as the securities sold short.

The price of securities purchased to replace borrowed securities sold short may be greater than proceeds received in the short sale resulting in a loss to the Portfolio.

STRUCTURED NOTES. A form of hybrid investment, structured notes are derivatives on which the amount of principal repayment and/or interest payments is based upon the movement of one or more factors. Structured notes are interests in entities organized and operated for the purpose of restructuring the investment characteristics of debt obligations. Structured notes are typically sold in private placement transactions, and there currently is no active trading market for structured notes.

Structured notes are also subject to credit risk and interest rate risk and can have volatile prices.

U.S. GOVERNMENT SECURITIES. U.S. Government securities include direct obligations of the U.S. Government that are supported by its full faith and credit, like Treasury bills and GNMA certificates. Treasury bills have initial maturities of less than one year, Treasury notes have initial maturities of one to ten years and Treasury bonds may be issued with any maturity but generally have maturities of at least ten years. U.S. Government securities also include indirect obligations of the U.S. Government that are issued by federal agencies and government-sponsored entities, like bonds and notes issued by the Federal Home Loan Bank and Fannie Mae. Unlike Treasury securities, agency securities generally are not backed by the full faith and credit of the U.S. Government. Some agency securities are supported by the right of the issuer to borrow from the Treasury, others are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations and others are supported only by the credit of the sponsoring agency.

U.S. Government securities are subject to interest rate risk. Credit risk is remote.

DEFENSIVE INVESTMENTS


Under adverse market or economic conditions, a Portfolio could invest for temporary defensive purposes some or all of its assets in money market securities or utilize other investment strategies that may be inconsistent with a Portfolio's principal investment strategy. Temporary defensive instruments generally include U.S. government securities, bank time deposits denominated in the currency of any major nation, commercial paper and repurchase agreements. The Adviser may also invest in these types of securities or hold cash while looking for suitable investment opportunities or to maintain liquidity. Although a Portfolio would employ these measures only in seeking to avoid losses, they could reduce the benefit from an upswing in the market or prevent the Portfolio from meeting its investment objective.


PORTFOLIO TURNOVER


The Portfolios' Advisers will sell a security when they believe it is appropriate to do so, regardless of how long a Portfolio has owned that security. Buying and selling securities generally involves some expense to a Portfolio, such as commissions paid to brokers and other transaction costs. Generally speaking, the higher a Portfolio's annual portfolio turnover rate, the greater its brokerage costs. Increased brokerage costs may adversely affect a Portfolio's performance. The Portfolios, with the exception of Van Kampen Mid Cap Growth Portfolio, generally intend to purchase securities for long-term investment and therefore will have a relatively low turnover rate. Annual turnover rate of 100% or more is considered high and will result in increased costs to the Portfolios. Van Kampen Mid Cap Growth Portfolio generally will have annual turnover rates of 100% or more.


DOWNGRADES IN FIXED INCOME DEBT SECURITIES

Unless required by applicable law, the Portfolios are not required to sell or dispose of any debt security that either loses its rating or has its rating reduced after a Portfolio purchases the security.

MANAGEMENT

The Trust's Board of Trustees is responsible for managing the business affairs of the Trust. The Trustees meet periodically to review the affairs of the Trust and to establish certain guidelines which the Manager and Advisers are expected to follow in implementing the investment policies and objectives of the Trust. The Trustees also review the management of the Portfolios' assets by the Advisers. Information about the Trustees and executive officers of the Trust is contained in the SAI.

THE MANAGER


Met Investors Advisory, LLC (the "Manager"), 5 Park Plaza, Suite 1900, Irvine, California 92614, has overall responsibility for the general management and administration of all of the Portfolios. The Manager selects and pays the fees of the Advisers for each of the Trust's Portfolios and monitors each Adviser's investment program. The Manager is an affiliate of MetLife.

As compensation for its services to the Portfolios, the Manager receives monthly compensation at an annual rate of a percentage of the average daily net assets of each Portfolio. The management fees for each Portfolio are:



PORTFOLIO                                  MANAGEMENT FEE
Met/AIM Capital Appreciation Portfolio     0.80% of first $100 million of such assets plus
                                           0.75% of such assets over $100 million up to $200 million
                                           plus 0.70% of such assets over $200 million up to $1 billion plus 0.65% of such assets over $1 billion
-------------------------------------------------------------------------------------------------------
Met/AIM Small Cap Growth Portfolio         0.88% of first $500 million of such assets plus
                                           0.83% of such assets over $500 million
-------------------------------------------------------------------------------------------------------
Lazard Mid Cap Portfolio                   0.70% of first $500 million of such assets plus 0.675% of
                                           such assets over $500 million up to $1 billion plus 0.60% of such assets over $1 billion
-------------------------------------------------------------------------------------------------------
Legg Mason Value Equity Portfolio          0.65% of first $200 million of such assets plus 0.63% of
                                           such assets over $200 million
-------------------------------------------------------------------------------------------------------
Lord Abbett Bond Debenture Portfolio       0.60% of first $250 million of such assets plus
                                           0.55% of such assets over $250 million up to $500 million
                                           plus 0.50% of such assets over $500 million up to $1 billion plus 0.45% of such assets over $1 billion
-------------------------------------------------------------------------------------------------------
MFS(R) Emerging Markets Equity Portfolio   1.05% of first $250 million of such assets plus 1.00% of
                                           such assets over $250 million up to $500 million plus
                                           0.85% of such assets over $500 million up to $1 billion plus
                                           0.75% of such assets over $1 billion
-------------------------------------------------------------------------------------------------------
MFS(R) Research International Portfolio    0.80% of first $200 million of such assets plus
                                           0.75% of such assets over $200 million up to $500 million
                                           plus 0.70% of such assets over $500 million up to $1 billion plus 0.65% of such assets over $1 billion
-------------------------------------------------------------------------------------------------------
Oppenheimer Capital Appreciation Portfolio 0.65% of first $150 million of such assets plus
                                           0.625% of such assets over $150 million up to $300 million plus 0.60% of such assets over $300 million up to $500
                                           million plus 0.55% of such assets over $500 million up to
                                           $700 million plus 0.525% of such assets over $700 million
                                           up to $900 million plus 0.50% of such assets over $900
                                           million
-------------------------------------------------------------------------------------------------------

PORTFOLIO                              MANAGEMENT FEE
Pioneer Fund Portfolio                 0.750% of first $250 million of such assets plus
                                       0.700% of such assets over $250 million up to $500 million plus 0.675% of such assets over $500 million up to $1
                                       billion plus 0.650% of such assets over $1 billion up to $2 billion plus 0.600% of such assets over $2 billion
--------------------------------------------------------------------------------------------------
Pioneer Strategic Income Portfolio     0.60% of first $500 million of such assets plus
                                       0.55% of such assets over $500 million up to $1 billion
                                       plus 0.53% of such assets over $1 billion
--------------------------------------------------------------------------------------------------
Third Avenue Small Cap Value Portfolio 0.75% of first $1 billion of such assets plus
                                       0.70% of such assets over $1 billion
--------------------------------------------------------------------------------------------------
Van Kampen Mid Cap Growth Portfolio    0.70% of first $200 million of such assets plus
                                       0.65% of such assets over $200 million up to $500 million
                                       plus 0.625% of such assets over $500 million
--------------------------------------------------------------------------------------------------



A discussion regarding the basis of the decision of the Trust's Board of Trustees to approve the Management Agreement with the Manager and the investment advisory agreements with the Advisers is available in each Portfolio's annual report.


EXPENSE LIMITATION AGREEMENT


In the interest of limiting expenses of certain Portfolios until April 30, 2009, the Manager has entered into an expense limitation agreement with the Trust ("Expense Limitation Agreement"). Pursuant to that Expense Limitation Agreement, the Manager has agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses of the Portfolios set forth below other than interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, other extraordinary expenses not incurred in the ordinary course of each Portfolio's business and amounts payable pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act are limited to the following respective expense ratios:



                                                 TOTAL EXPENSES LIMITED TO
      PORTFOLIOS                                 (% OF DAILY NET ASSETS)
      Lazard Mid Cap Portfolio                             0.80%
      MFS(R) Emerging Markets Equity Portfolio             1.30%
      Oppenheimer Capital Appreciation Portfolio           0.75%
      Pioneer Fund Portfolio                               1.00%
      Van Kampen Mid Cap Growth Portfolio                  0.90%



Each Portfolio may at a later date reimburse the Manager the management fees waived or limited and other expenses assumed and paid by the Manager pursuant to the Expense Limitation Agreement provided such Portfolio has reached a sufficient asset size to permit such reimbursement to be made without causing the total annual expense ratio of such Portfolio to exceed the percentage limits stated above. Consequently, no reimbursement by a Portfolio will be made unless: (i) the Portfolio's total annual expense ratio is less than the respective percentages stated above; and (ii) the payment of such reimbursement has been approved by the Trust's Board of Trustees.


The total amount of reimbursement to which the Manager may be entitled will equal, at any time, the sum of (i) all investment management fees previously waived or reduced by the

Manager and (ii) all other payments previously remitted by the Manager to the Portfolio during any of the previous five fiscal years, less any reimbursement that the Portfolio has previously paid to the Manager with respect to (a) such investment management fees previously waived or reduced and (b) such other payments previously remitted by the Manager to the Portfolio.

THE ADVISERS

Under the terms of the agreements between each Adviser and the Manager, the Adviser will develop a plan for investing the assets of each Portfolio, select the assets to be purchased and sold by each Portfolio, select the broker-dealer or broker-dealers through which the Portfolio will buy and sell its assets, and negotiate the payment of commissions, if any, to those broker-dealers. Each Adviser follows the investment policies set by the Manager and the Board of Trustees for each of the Portfolios. Day-to-day management of the investments in each Portfolio is the responsibility of the Adviser's portfolio managers. The portfolio managers of each Portfolio are indicated below following a brief description of each Adviser. The SAI provides additional information about each committee member's or portfolio manager's compensation, other accounts managed and the person's ownership of securities in the Portfolio.

The Trust and the Manager have received an exemptive order from the Securities and Exchange Commission that permits the Manager, subject to certain conditions, and without the approval of shareholders to: (a) employ a new unaffiliated investment adviser for a Portfolio pursuant to the terms of a new investment advisory agreement, in each case either as a replacement for an existing Adviser or as an additional Adviser; (b) change the terms of any investment advisory agreement; and (c) continue the employment of an existing Adviser on the same advisory contract terms where a contract has been assigned because of a change in control of the Adviser. In such circumstances, shareholders would receive notice of such action, including the information concerning the new Adviser that normally is provided in a proxy statement.

The Manager pays each Adviser a fee based on the Portfolio's average daily net assets. No Portfolio is responsible for the fees paid to each of the Advisers.


INVESCO AIM CAPITAL MANAGEMENT, INC. ("AIM"), 11 Greenway Plaza, Suite 100, Houston, Texas 77046, is the Adviser to the Met/AIM Capital Appreciation and Met/AIM Small Cap Growth Portfolios of the Trust. AIM has acted as an investment adviser since its organization in 1986. Today, AIM, together with its affiliates, advises or manages over 200 investment portfolios, including the Portfolios, encompassing a broad range of investment objectives. AIM is an indirect wholly owned subsidiary of AMVESCAP PLC, London, England. Total net assets under the management of AIM and its affiliates was approximately $149 billion as of December 31, 2007.


MET/AIM CAPITAL APPRECIATION PORTFOLIO


The Adviser uses a team approach to investment management. The individual members of the team are:

  . ROBERT J. LLOYD (lead manager), Senior Portfolio Manager, has been responsible for the Portfolio since 2003 and has been associated with AIM and/or its affiliates since 2000.

  . RYAN A. AMERMAN, Portfolio Manager, has been responsible for the Portfolio since 2008 and has been associated with AIM and/or its affiliates since 1996.

They are assisted by the Adviser's Multi-cap Growth Team which is comprised of portfolio managers and research analysts. Team members provide research support and make securities recommendations with respect to the Portfolio, but do not have day-to-day management responsibilities with respect to the Portfolio. Members of the Team may change from time to time.


MET/AIM SMALL CAP GROWTH PORTFOLIO


AIM uses a team approach to investment management. The members of the team who are responsible for the day-to-day management of the Portfolio are:


  . JULIET S. ELLIS (LEAD MANAGER), Senior Portfolio Manager, has been responsible for the Portfolio since 2004 and has been associated with AIM and/or its affiliates since 2004. From 2000 to 2004, she was Managing Director and from 1993 to 2004, she was a senior portfolio manager with JPMorgan Fleming Asset Management.


  . JUAN R. HARTSFIELD, Portfolio Manager, has been responsible for the Portfolio since 2004 and has been associated with AIM and/or its affiliates since 2004. From 2000 to 2004, he was a co-portfolio manager with JPMorgan Fleming Asset Management.

  . CLAY MANLEY, Portfolio Manager, has been responsible for the Portfolio since 2008 and has been associated with AIM and/or its affiliates since 2001.


  . They are assisted by the Small Cap Core/Growth Team which may be comprised of portfolio managers, research analysts and other investment professionals of AIM. Team members provide research support and make securities recommendations with respect to the Portfolio's holdings, but do not have day-to-day management responsibilities with respect to the Portfolio's holdings. Members of the Team may change from time to time.


LAZARD ASSET MANAGEMENT LLC, 30 Rockefeller Plaza, New York, New
York 10112-6300, ("Lazard") serves as the Adviser to the Lazard Mid Cap Portfolio of the Trust. Lazard is a wholly-owned subsidiary of Lazard, Ltd., Clarendon House, 2 Church Street, Hamilton HM 11, Bermuda. Lazard and its global affiliates provide investment management services to client discretionary accounts with assets totaling approximately $126.9 billion as of December 31, 2007. Its clients are both individuals and institutions, some of whose accounts have investment policies similar to those of the Portfolio.


The following individuals are jointly responsible for managing the Portfolio:

  . CHRISTOPHER BLAKE, Managing Director, Portfolio/Analyst. Christopher Blake is a Managing Director of Lazard and a Portfolio Manager/Analyst for the U.S. Mid Cap and Strategic Equity portfolios (including the North American Equity Fund, the brand name of the U.S. Strategic Equity offshore fund). He joined Lazard in 1995. Mr. Blake was a Lazard Research Analyst covering the consumer sector, and beginning in 1996, was a Research Analyst on the U.S. Small Cap team.

  . GARY BUESSER, CFA, Director, Portfolio Manager. He is a Portfolio Manager for the U.S. Mid Cap and Strategic Equity portfolios. Prior to joining the Lazard in 2000, Mr. Buesser worked for Evergreen Funds, SG Cowen, Shearson Lehman Brothers, and Kidder Peabody. He began working in the investment field in 1983.

  . ROBERT A. FAILLA, CFA, Director, Portfolio Manager. Robert Failla is a Senior Vice President of Lazard, and a Portfolio Manager for the U.S. Mid Cap and Strategic

    Equity portfolios. Prior to joining Lazard in 2003, Mr. Failla was associated with AllianceBernstein, where he worked as a Portfolio Manager on a large-cap and all-cap product. He began working in the investment field in 1993.

  . ANDREW LACEY, Deputy Chairman, U.S. and Global Products. Andrew Lacey is a Deputy Chairman of Lazard for U.S. and Global products. He is also a portfolio manager on the U.S. Equity, U.S. Equity Select, U.S. Equity Value, U.S. Mid Cap, and U.S. Strategic products. Mr. Lacey become a full-time member of the equity team in 1996.

PRIOR EXPERIENCE WITH COMPARABLE FUND


The Lazard Mid Cap Portfolio and the Lazard Mid Cap Fund, which is also advised by Lazard, have substantially similar investment objectives, policies, and strategies. Lazard began managing the Portfolio in December 2005. In order to provide you with information regarding the investment capabilities of Lazard, performance information regarding the Lazard Mid Cap Fund is presented. Management fees paid by the Lazard Mid Cap Fund are greater than the fees paid by the Portfolio. If the same level of management fees charged to the Portfolio had been charged to the Lazard Mid Cap Fund, the average annual return during the period would have been higher than the returns set forth below. This result assumes that the current management fee paid by the Lazard Mid Cap Fund, as a percentage of average net assets, applied to all prior periods. Such performance information should not be relied upon as an indication of the future performance of the Portfolio because, among other things, the asset sizes and expenses of Lazard Mid Cap Fund and the Portfolio will vary.

The table below compares the Lazard Mid Cap Fund's average annual compounded total returns for the 1-, 5- and 10-year periods through 12/31/07 with the S&P Mid Cap 400 Index, an unmanaged index which measures the performance of mid-sized companies and covers approximately 7% of the U.S. equities market. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index. The calculations of total return assume the reinvestment of all dividends and capital gain distributions and the deduction of all recurring expenses that were charged to shareholder accounts. These figures do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower.



 Average Annual Total Return as of 12/31/07
--------------------------------------------
                      1 Year 5 Years 10 Years
--------------------- ------ ------- --------
Lazard Mid Cap Fund--
 Institutional Class  -2.93%  14.38%   9.61%
S&P Mid Cap 400 Index  7.98%  16.20%  11.19%



LEGG MASON CAPITAL MANAGEMENT, INC. ("LMCM"), 100 Light Street, Baltimore, Maryland 21202, is the Adviser to the Legg Mason Value Equity Portfolio of the Trust. LMCM provides investment advisory services for registered mutual funds, company retirement plans, foundations, endowments, trust companies, and high net-worth individuals. As of December 31, 2007, LMCM and its sister company had aggregate assets under management of approximately $59.7 billion.

  . MARY CHRIS GAY, as portfolio manager, has primary responsibility for the day-to-day management of the Portfolio. Ms. Gay will employ the investment strategies of Bill Miller, the Chief Investment Officer ("CIO") of LMCM. Ms. Gay is a Senior Vice President and Portfolio Manager at LMCM. Ms. Gay has managed or co-managed equity funds advised by LMCM since 1998 and has been employed by one or more affiliates of Legg Mason, Inc. ("Legg Mason") since 1989. Mr. Miller, as CIO, leads LMCM's investment team and is the creator of the LMCM investment process. Mr. Miller has been associated with Legg Mason since 1982.

PRIOR EXPERIENCE WITH COMPARABLE FUND

The Legg Mason Value Equity Portfolio and the Legg Mason Value Trust, Inc. ("Legg Mason Value Trust"), which is also advised by LMCM, have substantially similar investment objectives, policies and strategies. LMCM began managing the Legg Mason Value Trust on April 1, 2005. Prior to that date, the Legg Mason Value Trust was managed by Legg Mason Funds Management, Inc. ("LMFM"), an affiliate of LMCM. LMFM and LMCM have substantially the same portfolio management personnel. The Legg Mason Value Trust is managed in the same manner both before and after April 1, 2005. Since the Portfolio commenced operations in November, 2005, it has a limited operating history. In order to provide you with information regarding the investment capabilities of LMCM, performance information regarding the Legg Mason Value Trust is presented. Management fees paid by the Legg Mason Value Trust are more than the fees paid by the Portfolio. If the same level of management fees charged to the Portfolio had been charged to the Legg Mason Value Trust, the average annual return during the period would have been higher than the returns set forth below. This result assumes that the current management fee paid by the Legg Mason Value Equity Trust, as a percentage of average net assets, applied in all prior periods. Such performance information should not be relied upon as an indication of the future performance of the Portfolio because, among other things, the asset sizes and expenses of Legg Mason Value Trust and the Portfolio will vary.


The table below compares the Legg Mason Value Trust's average annual compounded total returns for the 1-, 5- and 10-year periods through December 31, 2007 with the Standard & Poor's 500 Composite Stock Index ("S&P 500 Index"). An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index. The calculations of total return assume the reinvestment of all dividends and capital gain distributions and the deduction of all recurring expenses that were charged to shareholder accounts. These figures do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower.



             Average Annual Total Return as of 12/31/07
-------------------------------------------------------------------
                                             1 Year 5 Years 10 Years
-------------------------------------------- ------ ------- --------
Legg Mason Value Trust--Primary Class shares -6.66%  10.83%   7.92%
S&P 500 Index                                 5.49%  12.83%   5.91%



LORD, ABBETT & CO. LLC ("Lord Abbett"), 90 Hudson Street, Jersey City, New Jersey 07302, is the Adviser to the Lord Abbett Bond Debenture Portfolio of the Trust. Founded in 1929, Lord Abbett manages one of the nation's oldest mutual fund complexes, with assets under management of approximately $110 billion in mutual funds and other advisory accounts as of December 31, 2007.

  . Lord Abbett uses a team of investment managers and analysts acting together to manage the Portfolio's investments. CHRISTOPHER J. TOWLE, Partner and Investment Manager of Lord Abbett, heads the team and is primarily responsible for the day-to-day management of the Portfolio. Mr. Towle joined with Lord Abbett in 1987, is the holder of a Chartered Financial Analyst designation and has been in the investment business since 1980. He has been a member of the team since 1993.

MASSACHUSETTS FINANCIAL SERVICES COMPANY ("MFS"), 500 Boylston Street, Boston, Massachusetts 02116, is the Adviser to the MFS(R) Emerging Markets Equity and MFS(R) Research International Portfolios of the Trust. MFS is America's oldest mutual fund organization. MFS is a subsidiary of Sun Life of Canada (U.S.) Financial Services Holdings, Inc. which in turn is an indirect majority-owned subsidiary of Sun Life Financial, Inc. (a diversified financial services company). MFS and its predecessor organizations have a history of money management dating from 1924 and the founding of the first mutual fund, Massachusetts Investors Trust. Net assets under the management of the MFS organization were approximately $198 billion as of December 31, 2007.


MFS(R) EMERGING MARKETS EQUITY PORTFOLIO


  . The Portfolio is managed by NICHOLAS D. SMITHIE, an investment officer of MFS. Mr. Smithie has been a portfolio manager with MFS since 2002 and has been in the investment management area of MFS since 1998.


PRIOR EXPERIENCE WITH COMPARABLE FUND

The MFS(R) Emerging Markets Equity Portfolio and the MFS(R) Emerging Markets Equity Fund, which is also advised by MFS, have substantially similar investment objectives, policies, and strategies. Since the Portfolio commenced operations in 2006, it does not have a significant operating history. MFS began managing all of the assets of the MFS(R) Emerging Markets Equity Fund on November 30, 1999. Prior to November 30, 1999, another investment adviser managed certain assets of the Fund. Performance information for periods prior to November 30, 1999 reflects this former sub-investment advisory relationship. In order to provide you with information regarding the investment capabilities of MFS, performance information regarding the MFS(R) Emerging Markets Equity Fund is presented. Management fees paid by the MFS(R) Emerging Markets Equity Fund are the same as the fees paid by the Portfolio. Such performance information should not be relied upon as an indication of the future performance of the Portfolio because, among other things, the asset sizes and expenses of MFS(R) Emerging Markets Equity Fund and the Portfolio will vary.


The table below compares the MFS(R) Emerging Markets Equity Fund's average annual compounded total returns for the 1-, 5- and 10-year periods through 12/31/07 with the Morgan Stanley Capital International (MSCI) Emerging Markets Free Index, an unmanaged market capitalization weighted index that is designed to measure equity market performance in the global emerging markets. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index. The calculations of total return assume the reinvestment of all dividends and capital gain distributions and the deduction of all recurring expenses that were charged to shareholder accounts. These figures do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower.


           Average Annual Total Return as of 12/31/07
---------------------------------------------------------------
                                         1 Year 5 Years 10 Years
---------------------------------------- ------ ------- --------
MFS(R) Emerging Markets Equity Fund
 (Class A shares) (Without Sales Charge) 35.46%  35.61%  12.55%
MSCI Emerging Markets Index              39.78%  37.46%  14.53%


MFS(R) RESEARCH INTERNATIONAL PORTFOLIO

  . The Portfolio is managed by a committee of research analysts under the general supervision of THOMAS MELENDEZ and JOSE LUIS GARCIA.


  . Mr. Melendez, an investment officer of MFS, joined MFS in 2002 as an associate portfolio manager with more than ten years experience, including three years as an Emerging Market Product Specialist for Schroders North America, two years as a General Manager for Schroders Argentina and three years as a Vice President, Latin American Fund Manager for Schroders Capital Management International, London.

  . Mr. Garcia, an investment officer of MFS and global equity research analyst, joined MFS in 2002. Prior to joining MFS, Mr. Garcia was Chief Executive Officer of Telefonica B2B in Mexico City for two years and for two years prior to that position, Principal of Texas Pacific Group.

OPPENHEIMERFUNDS, INC. ("Oppenheimer"), Two World Financial Center, 225 Liberty Street, 11/th/ Floor, New York, New York 10281, is the Adviser to the Oppenheimer Capital Appreciation Portfolio of the Trust. Oppenheimer has been an investment adviser since January 1960. Oppenheimer (including affiliates) managed more than $260 billion in assets as of December 31, 2007, including other Oppenheimer funds with more than 6 million shareholder accounts.

  .  MARC L. BAYLIN, CFA, acts as manager of the Portfolio.


  . Mr. Baylin joined Oppenheimer on September 6, 2005 as a Vice President. Prior to joining Oppenheimer, he was Managing Director and Lead Portfolio Manager at JP Morgan Fleming Investment Management from June 2002 to August 2005 and was a Vice President of T. Rowe Price where he was an analyst from June 1993 and a portfolio manager from March 1999 to June 2002.


PIONEER INVESTMENT MANAGEMENT, INC., 60 State Street, Boston, Massachusetts 02109, is the Adviser to the Pioneer Fund and Pioneer Strategic Income Portfolios of the Trust. Pioneer is an indirect, wholly owned subsidiary of UniCredito Italiano S.p.A., one of the largest banking groups in Italy. Pioneer provides investment management and financial services to mutual funds, institutional and other clients. As of December 31, 2007, assets under management were approximately $78.6 billion.


PIONEER FUND PORTFOLIO

  . Day-to-day management of the Portfolio is the responsibility of JOHN A. CAREY, portfolio manager, and WALTER HUNNEWELL, JR., assistant portfolio manager. Messrs. Carey and Hunnewell are supported by Pioneer's domestic equity team. The team manages other Pioneer mutual funds investing primarily in U.S. equity securities.
     Mr. Carey and Mr. Hunnewell may draw upon the research and investment management expertise of the global research team, which provides fundamental research on companies and includes members from Pioneer's affiliate, Pioneer Investment Management Limited. Mr. Carey is director of portfolio management and an executive vice president of Pioneer. Mr. Carey joined Pioneer as an analyst in 1979. Mr. Hunnewell is a vice president of Pioneer. He joined Pioneer in August 2001 and has been an investment professional since 1985. Prior to joining Pioneer, Mr. Hunnewell was an independent investment manager and a fiduciary of private asset portfolios from 2000 to 2001.

PIONEER STRATEGIC INCOME PORTFOLIO

  . Day-to-day management of the Portfolio is the responsibility of KENNETH J. TAUBES. Mr. Taubes is supported by the fixed income team. Members of this team manage other Pioneer funds investing primarily in fixed income securities. The portfolio manager and the team also may draw upon the research and investment management expertise of the global research team, which provides fundamental research on companies and includes members from Pioneer's affiliate, Pioneer Investment Management Limited. Mr. Taubes is responsible for overseeing the U.S. and global fixed income teams. He joined Pioneer as a senior vice president in September 1998 and has been an investment professional since 1982.


THIRD AVENUE MANAGEMENT LLC ("Third Avenue"), 622 Third Avenue, New York, New York 10017, is the Adviser for the Third Avenue Small Cap Value Portfolio of the Trust. Third Avenue is an indirect, majority owned subsidiary of Affiliated Managers Group, Inc. Third Avenue or its predecessor entity has been an investment adviser for mutual funds since its organization in 1986 and as of December 31, 2007 had over $27 billion in assets under management.


  . CURTIS JENSEN, Co-Portfolio Manager and Co-Chief Investment Officer of Third Avenue. Mr. Jensen has been employed by Third Avenue and its predecessor since 1995 as a portfolio manager and senior research analyst. He has been co-manager of the Third Avenue Small-Cap Value Fund since its inception and became sole manager of that Fund in May 2001.

  . IAN LAPEY, Co-Portfolio Manager. Mr. Lapey has been employed by Third Avenue and its predecessor since 2001 as a portfolio manager and senior research analyst. Prior to joining Third Avenue, Mr. Lapey was an equity research analyst with Credit Suisse First Boston from 1997 to 2001.

  . KATHLEEN CRAWFORD, Assistant Portfolio Manager, has been employed by Third Avenue since 2003 as a research analyst. Previously, Ms. Crawford was an equity research associate for Alliance Capital Management.


MORGAN STANLEY INVESTMENT MANAGEMENT, INC., doing business in certain instances (including in its role as Adviser to the Portfolio) under the name Van Kampen ("Van Kampen"), 522 Fifth Avenue, New York, New York 10036, is the Adviser to the Van Kampen Mid Cap Growth Portfolio of the Trust. Van Kampen is a direct wholly-owned subsidiary of Morgan Stanley. As of December 31, 2007, Van Kampen, together with its affiliated asset management companies, managed approximately $589.5 billion in assets.

     The Portfolio is managed by the Van Kampen U.S. Growth team. Current members of the team jointly and primarily responsible for the day-to-day management of the Portfolio are DENNIS LYNCH, DAVID COHEN and SAM CHAINANI each a Managing Director of Van Kampen, and ALEXANDER NORTON and JASON YEUNG, each an Executive Director of Van Kampen.

     Mr. Lynch has worked in an investment management capacity for Van Kampen since 1998. Mr. Cohen has worked in an investment management capacity for Van Kampen since 1993. Mr. Chainani has worked in an investment management capacity for Van Kampen since 1996. Mr. Norton has worked in an investment management capacity for Van Kampen since 2000. Mr. Yeung has worked in an investment management capacity for Van Kampen since 2002. Mr. Lynch is the lead manager of the Portfolio and Messrs. Cohen, Chainani, Norton and Yeung are co-portfolio managers. Members of the team collaborate to manage the assets of the Portfolio.

PRIOR PERFORMANCE OF COMPARABLE ACCOUNTS

Van Kampen began managing the Van Kampen Mid Cap Growth Portfolio in October, 2006. In order to provide you with information regarding the investment capabilities of Van Kampen, composite performance information regarding the Van Kampen Mid Cap Growth strategy is presented. The accounts in the Van Kampen Mid Cap Growth Composite have investment objectives, policies and strategies that are substantially similar to those of the Portfolio. The table below does not show you the performance of the Portfolio--it shows the performance of similar accounts managed by Van Kampen. As of December 31, 2007, the Van Kampen Mid Cap Growth Composite consisted of 23 accounts.

The table below compares the historical performance of the Van Kampen Mid Cap Growth Composite with the Russell Mid Cap Growth Index. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index. The calculations of total return assume the reinvestment of all dividends and capital gain distributions and the deduction of all recurring expenses that were charged to shareholder accounts. These figures do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower.



           Annual Total Returns
-------------------------------------------
               Van Kampen       Russell
             Mid Cap Growth  Mid Cap Growth
Year/Period Composite (%)(1)  Index (%)(2)
----------- ---------------- --------------
  2007            22.60           11.43
  2006             9.64           10.66
  2005            17.86           12.10
  2004            21.41           15.48
  2003            41.97           42.71
  2002(3)        -27.54          -24.97



       (1) This column shows performance after average advisory fees and operating expenses charged to the accounts in the composite have been deducted, including custody fees and other expenses normally paid by such accounts. The Portfolio's fees and expenses are generally expected to be higher than those reflected in this composite, which would reduce performance. The composite does not reflect the deduction of mutual fund sales loads, if applicable. If sales loads were reflected, the annual returns would have been lower.

       (2) The Russell Midcap Growth Index measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000 Growth index. Results include reinvested dividends.
       (3) The inception date of the composite was 1/31/02. Total returns and expenses are not annualized for the first year of operations.

DISTRIBUTION PLANS

Each Portfolio has adopted for its Class B and Class E shares a plan pursuant to Rule 12b-1 under the 1940 Act (the "Plan") and pursuant to the Plan, entered into a Distribution Agreement with MetLife Investors Distribution Company, located at 5 Park Plaza, Suite 1900, Irvine, California 92614. MetLife Investors Distribution Company is an affiliate of the Manager, and serves as principal underwriter for the Trust. The Plan permits the use of Trust assets to help finance the distribution of the shares of the Portfolios. Under the Plan, the Trust, on behalf of the Portfolios is permitted to pay to various service providers up to 0.50% for Class B and up to 0.25% for Class E of the average daily net assets of each Portfolio allocated, as applicable, to Class B and Class E shares as payment for services rendered in connection with the distribution of the shares of the Portfolios. Currently, payments with respect to Class B and Class E shares are limited to 0.25% and 0.15%, respectively, of average net assets, which amount may be increased to the full Plan amount by the Trustees of the Trust without shareholder approval. Because these fees are paid out of Trust assets on an on-going basis, over time these costs will increase the cost of your investment and may cost you more than other types of sales charges.

YOUR INVESTMENT

SHAREHOLDER INFORMATION

The separate accounts of MetLife are the record owners of the Portfolios' shares. Any reference to the shareholder in this Prospectus technically refers to those separate accounts and not to you, the Contract owner. The legal rights of you, the Contract owner, are different from the legal rights of the record owner.

However, MetLife is required to solicit instructions from Contract owners when voting on shareholder issues. Any voting by MetLife as shareholder would therefore reflect the actual votes of Contract owners. Neither the Securities and Exchange Commission nor MetLife requires any specific minimum percentage of Contract owners to vote in order for MetLife to echo vote the remaining unvoted votes. MetLife seeks to obtain a reasonable level of turnout given the particular voting trend. MetLife may use various methods of encouraging Contract owners to vote, including additional solicitations. The practice of echo voting means that a minority of Contract owners may, in practice, determine whether an item passes or fails. Please see "Voting Rights" in the prospectus for the Contracts accompanying this Prospectus for more information on your voting rights.

DISCLOSURE OF PORTFOLIO HOLDINGS

Shares of the Trust are offered only to separate accounts of the Insurance Companies. The following information is generally made available on one or more of the Insurance Company websites (including www.metlifeinvestors.com): (i) the ten largest portfolio holdings of each Portfolio; (ii) unless the Adviser has objected, the percentage of the Portfolio's net assets that each of the portfolio holdings represents; and (iii) the percentage of the Portfolio's net assets that these holdings represent in the aggregate. Unless the Adviser has objected, this information is posted on the website as early as on or about the tenth business day following the calendar quarter and no later than on or about the first business day of the second month following the calendar quarter. The Trust may exclude any portion of these holdings from the posting when deemed in the best interest of the Trust. These postings generally remain until replaced by new postings as described above. For these purposes, a Portfolio's ten largest portfolio holdings are not considered to include swaps, futures, or forward currency transactions or transactions transmitted to the Trust's custodian after certain established cut-off times.

A description of the Portfolios' policies and procedures with respect to the disclosure of the Portfolios' portfolio securities is available in the SAI.

DIVIDENDS, DISTRIBUTIONS AND TAXES

DIVIDENDS AND DISTRIBUTIONS

Each Portfolio intends to distribute substantially all of its net investment income, if any. Each Portfolio distributes its dividends from its net investment income to MetLife's separate accounts at least once a year and not to you, the Contract owner. These distributions are in the form of additional shares and not cash. The result is that a Portfolio's investment performance, including the effect of dividends, is reflected in the cash value of the Contracts. Please see the Contract prospectus accompanying this Prospectus for more information.

All net realized long- or short-term capital gains of each Portfolio are also declared once a year and reinvested in the Portfolio.

TAXES

Please see the Contract prospectus accompanying this Prospectus for a discussion of the tax impact on you resulting from the income taxes the separate accounts owe as a result of their ownership of a Portfolio's shares and their receipt of dividends and capital gains.

Each Portfolio expects to qualify and to continue to qualify as a regulated investment company under Subchapter M of the Code. As qualified, a Portfolio is not subject to federal income tax on that part of its taxable income that it distributes to you. Taxable income consists generally of net investment income, and any capital gains. It is each Portfolio's intention to distribute all such income and gains.

Shares of each Portfolio are currently offered only to the separate accounts of MetLife. Separate accounts are insurance company separate accounts that fund life insurance policies and annuity contracts. Under the Code, an insurance company pays no tax with respect to income of a qualifying separate account when the income is properly allocable to the value of eligible variable annuity or variable life insurance contracts. For a discussion of the taxation of life insurance companies and the separate accounts, as well as the tax treatment of the policies and annuity contracts and the holders thereof, see the discussion of federal income tax considerations included in the prospectus for the Contracts.

Section 817(h) of the Code and the regulations thereunder impose "diversification" requirements on the assets underlying a Contract. Each Portfolio intends to maintain diversification which will allow each Contract to satisfy these requirements. These requirements are in addition to the diversification requirements imposed on each Portfolio by Subchapter M and the 1940 Act. Technically, the section 817(h) requirements provide that, with limited exceptions, as of the end of each calendar quarter or within thirty days thereafter no more than 55% of the assets underlying a Contract may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments, and no more than 90% by any four investments. For this purpose, an investment in a Portfolio is treated not as a single investment but as an investment in each asset owned by the Portfolio, so long as shares of the Portfolio are owned only by separate accounts of insurance companies, by qualified pension and retirement plans, and by a limited class of other investors. The Portfolios are and will be so owned. Thus so long as each Portfolio meets the section 817(h) diversification tests, each Contract will also meet those tests. See the prospectus for the Contracts.

The foregoing is only a summary of some of the important federal income tax considerations generally affecting a Portfolio and you; see the SAI for a more detailed discussion. You are urged to consult your tax advisers.

REPORT TO POLICYHOLDERS

The fiscal year of each Portfolio ends on December 31 of each year. The Trust will send to you, at least semi-annually, reports which show the Portfolios' composition and other information. An annual report, with audited information, will be sent to you each year.

SALES AND PURCHASES OF SHARES


The Trust does not sell its shares directly to the public. The Trust continuously sells Class A, Class B and Class E shares of the Portfolios, as applicable, only to the separate accounts of MetLife to fund Contracts. The Trust could also offer shares to other separate accounts of other insurers if approved by the Board of Trustees.


PURCHASE AND REDEMPTION OF SHARES

MetLife Investors Distribution Company is the principal underwriter and distributor of the Trust's shares. MetLife Investors Distribution Company places orders for the purchase or redemption of shares of each Portfolio based on, among other things, the amount of net Contract premiums or purchase payments transferred to the separate accounts, transfers to or from a separate account investment division and benefit payments to be effected on a given date pursuant to the terms of the Contract. Such orders are effected, without sales charge, at the net asset value per share for each Portfolio determined on that same date. The Trust reserves the right to reject or limit all or part of any purchase or exchange order for any reason.

The Portfolios are available as investment options under a number of different variable insurance products, many of which do not limit the number of transfers among the available underlying funds. A large number of transfers could raise transaction costs for a Portfolio and could require the Adviser to maintain increased cash reserves, which could harm performance in rising markets.


Shares of the Portfolios are sold and redeemed at their net asset value without the imposition of any sales commission or redemption charge. Class A shares are not subject to a Rule 12b-1 fee. Class B shares are subject to a Rule 12b-1 fee of 0.25% of average daily net assets, and Class E shares are subject to a Rule 12b-1 fee of 0.15% of average daily net assets. (However, certain sales or other charges may apply to the Contract, as described in the Contract prospectus.) Under certain circumstances, redemption proceeds may be paid in securities or other property rather than in cash if the Manager determines it is in the best interests of the Trust.


MARKET TIMING

The Trust's Board of Trustees has adopted certain procedures, described below, to discourage certain types of trading in Portfolio shares that may be harmful to long-term investors, specifically (i) trading that is designed to exploit pricing inefficiencies and thereby dilute the returns of long-term investors; or (ii) frequent trading by an investor that generates sufficiently volatile cash flows to be disruptive to a portfolio manager's ability to manage a Portfolio's assets ((i) or (ii), "market timing"). The Trust is not intended for investment by market timers. The Trust does not knowingly accommodate market timing in any Portfolio and, to the Trust's knowledge, there are no arrangements currently in place that are designed to permit any contract owner to engage in market timing. As discussed above, the Trust reserves the right to reject or limit all or part of any purchase or exchange order for any reason.


The Trust requires that the insurance company separate accounts that invest in the Portfolios have in place policies and procedures reasonably designed to detect and deter market timing in the separate accounts by contract owners. In addition, the Manager monitors cash flows of certain Portfolios identified as presenting pricing inefficiencies that could potentially be exploited by market timers, and, with respect to each Portfolio, conducts certain tests to help detect cash outflows or cash flow volatility that may be disruptive to a portfolio manager's ability to manage the Portfolio. If, based on such monitoring, the Manager believes (i) that a Portfolio's cash flows may reflect a pattern of market timing or (ii) that a Portfolio's cash flows may reflect frequent trading that is disruptive to the management of the Portfolio and it is appropriate given the context of the cash flow volatility (e.g., type of Portfolio, amount of assets), the Manager will refer the matter to the appropriate insurance company or companies.

Further, in accordance with Rule 22c-2 under the 1940 Act, the Trust has contracted with insurance separate accounts to enable it to request and receive information regarding transactions in the shares of the Trust's Portfolios and limit transactions that violate the Trust's policies on market timing.


If the Trust finds that any insurance company has in place inadequate policies and procedures, with respect to a particular separate account, to detect and deter market timing in Portfolio shares and there is evidence of market timing in that separate account, the Trust or any of its Portfolios may be discontinued as an investment option of that separate account. In such an event, all contract owners of such separate account would no longer be able to make new investments in the Trust or any of its Portfolios. The Trust reserves the right to modify this policy, including any procedures established from time to time to effectuate this policy, at any time without notice.

LIMITATIONS ON THE TRUST'S ABILITY TO DETECT AND DETER MARKET TIMING

The Portfolios are available as investment options under a number of different variable insurance products. Owners of these variable insurance products transfer value among sub-accounts of the insurance company separate accounts by contacting the insurance companies. The resulting purchases and redemptions of Portfolio shares are made through omnibus accounts of the insurance companies. The right of an owner of such a variable insurance product to transfer among sub-accounts is governed by a contract between the insurance company and such owner. Many of these contracts do not limit the number of transfers among the available underlying funds that a contract owner may make. The terms of these contracts, the presence of financial intermediaries (including the insurance companies) between the Trust and contract owners, the utilization of omnibus accounts by these intermediaries and other factors such as state insurance laws may limit the Trust's ability to detect and deter market timing. Multiple tiers of such financial intermediaries may further compound the Trust's difficulty in detecting and deterring such market timing activities.

RISKS ASSOCIATED WITH MARKET TIMING GENERALLY

While the Trust will try to detect and deter market timing by utilizing the procedures described above, these procedures may not be successful in identifying or deterring market timing. By realizing profits through short-term trading, contract owners that engage in market timing activities may dilute the value of shares held by long-term investors. Cashflow volatility resulting from frequent trading of Portfolio shares, especially involving large dollar amounts, may disrupt a portfolio manager's ability to manage the Portfolio's assets. Frequent trading may be disruptive if it makes it difficult for a Portfolio to implement its long-term investment strategies, for example by causing the Portfolio to maintain a higher level of its assets in cash to accommodate such frequent trading. Frequent trading may also be disruptive if it forces a Portfolio to sell portfolio securities at inopportune times to raise cash to accommodate such trading activity. In addition, frequent trading may cause a Portfolio to incur increased expenses. For example, as a result of such frequent trading, a Portfolio may be forced to liquidate investments and thereby incur increased brokerage costs and realization of taxable capital gains without attaining any investment advantage. All of these factors may adversely affect Portfolio performance.

Associated with an investment in a Portfolio that itself invests in securities that are, for example, thinly traded, traded infrequently, or relatively less liquid is the risk that the current market price for the securities may not accurately reflect current market values. A market timer may seek to engage in strategies designed to take advantage of these pricing differences ("price arbitrage") and thereby dilute the returns of long-term investors. Portfolios that may be adversely affected by price arbitrage include those Portfolios that significantly invest in small cap equity securities and in certain fixed-income securities, such as high yield bonds.

A Portfolio that invests significantly in foreign securities may be particularly susceptible to strategies designed to exploit pricing inefficiencies. This is because foreign securities are typically traded on markets that close well before the time a Portfolio calculates its net asset value (typically at 4:00 p.m. Eastern Time), which gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities. The time zone differences among international stock markets can allow a market timer engaging in certain strategies to exploit differences in Portfolio share prices that are based on closing prices of foreign securities established some time before the Portfolio calculates its own share price (a type of price arbitrage referred to as "time zone arbitrage"). As discussed more fully below, the Trust has procedures, referred to as fair value pricing, that allow the Trust to adjust closing market prices of foreign securities to reflect what is believed to be the fair value of those securities at the time a Portfolio calculates its net asset value. While there is no assurance, the Portfolios expect that the use of fair value pricing will reduce a market timer's ability to engage in time zone arbitrage to the detriment of Portfolio shareholders.

VALUATION OF SHARES


Each Portfolio's net asset value ("NAV") per share is ordinarily determined once daily, as of the close of the regular session of business on the New York Stock Exchange (NYSE) (usually at 4:00 p.m., Eastern Time), on each day the NYSE is open. To the extent that the Portfolio's assets are traded in other markets when the NYSE is closed, the value of the Portfolio's assets may be effected on days when the Trust is not open for business. In addition, trading in some of the Portfolio's assets may not occur when the Trust is open for business.

NAV of a Portfolio share is computed by dividing the value of the net assets of the Portfolio by the total number of shares outstanding in the Portfolio. Share prices for any transaction are those next calculated after receipt of an order.


Except for money market instruments maturing in 60 days or less and foreign securities as discussed below, securities held by the Portfolios are valued at market value. If market values are not readily available, or if available market quotations are not reliable, securities are priced at their fair value as determined by the Valuation Committee of the Trust's Board of Trustees using procedures approved by the Board of Trustees. The Portfolios may use fair value pricing if the value of a security has been materially affected by events occurring before the Portfolio's calculation of NAV but after the close of the primary markets on which the security is traded. The Portfolios may also use fair value pricing if reliable market quotations are unavailable due to infrequent trading or if trading in a particular security was halted during the day and did not resume prior to the Portfolios' calculation of NAV. The use of fair value pricing has the effect of valuing a security based upon the price a Portfolio might reasonably expect to receive if it sold that security but does not guarantee that the security can be sold at the fair value price. Further, because of the inherent uncertainty of fair valuation, a fair valuation price may differ significantly from the value that would have been used had a ready market for the investment existed, and these differences could be material. With respect to any portion of a Portfolio's assets that is invested in other open-end investment companies, that portion of the Portfolio's NAV is calculated based on the NAV of that investment company. The prospectus for the other investment company explains the circumstances and effects of fair value pricing for that investment company.

Each Portfolio has retained a third party pricing service to automatically fair value each of its investments that is traded principally on a foreign exchange or market, subject to adjustment by the Trust's Valuation Committee. The Valuation Committee will regularly monitor and review the services provided by the pricing service to the Portfolios and periodically report to the Board on the pricing services' performance.

Money market instruments maturing in 60 days or less are valued on the amortized cost basis.

FINANCIAL HIGHLIGHTS


The following financial highlights tables are intended to help you understand each Portfolio's Class A, Class B and Class E shares financial performance, as applicable, for the past 5 years (or for its period of operation in the case of Portfolios that have operated for less than 5 years). Certain information reflects financial results for a single Portfolio share. Total return in each table shows how much an investment in a Portfolio would have increased (or decreased) during each period (assuming reinvestment of all dividends and distributions). With the exception of Met/AIM Capital Appreciation Portfolio, Pioneer Fund Portfolio and Pioneer Strategic Income Portfolio, this information has been audited by Deloitte & Touche LLP. The information for the years ended December 31, 2007, December 31, 2006 and December 31, 2005, in the case of Pioneer Fund Portfolio, and for the periods ended December 31, 2007, December 31, 2006 and the years ended October 31, 2006 and October 31, 2005, in the cases of Met/AIM Capital Appreciation Portfolio and Pioneer Strategic Income Portfolio, has been audited by Deloitte & Touche LLP. For the years 2003 and 2004, other independent accountants have audited this information with respect to each of Met/AIM Capital Appreciation Portfolio, Pioneer Fund Portfolio and Pioneer Strategic Income Portfolio. Deloitte & Touche LLP's report, along with each Portfolio's financial statements, is included in the Annual Report of each Portfolio, which are available upon request.

                                        MET/AIM CAPITAL APPRECIATION PORTFOLIO*



                                             FOR THE
                                            YEAR ENDED  PERIOD ENDED
                                           DECEMBER 31, DECEMBER 31, FOR THE YEARS ENDED OCTOBER 31,
                                             2007(A)     2006(A)(B)  -------------------------------
CLASS A                                    ------------ ------------ 2006(A) 2005(A)  2004    2003
--------------------------------------------            -            -------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD          $10.83       $12.04    $11.11   $9.98    $9.63   $8.04
                                              ------      -------    ------  ------  ------- -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME (LOSS)                    0.01      0.00(c)      0.01    0.04   (0.02)  (0.02)
NET REALIZED AND UNREALIZED GAINS               1.28         0.31      1.01    1.10     0.37    1.61
                                              ------      -------    ------  ------  ------- -------
TOTAL FROM INVESTMENT OPERATIONS                1.29         0.31      1.02    1.14     0.35    1.59
                                              ------      -------    ------  ------  ------- -------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME          (0.01)       (0.02)    (0.02)  (0.01)       --      --
DISTRIBUTIONS FROM NET REALIZED CAPITAL       (0.03)       (1.50)    (0.07)      --       --      --
GAINS                                         ------      -------    ------  ------  ------- -------
TOTAL DISTRIBUTIONS                           (0.04)       (1.52)    (0.09)  (0.01)       --      --
                                              ------      -------    ------  ------  ------- -------
NET ASSET VALUE, END OF PERIOD                $12.08       $10.83    $12.04  $11.11    $9.98   $9.63
                                              ------      -------    ------  ------  ------- -------
TOTAL RETURN                                  11.92%       2.52%+     9.18%  11.47%    3.63%  19.78%
                                              ------      -------    ------  ------  ------- -------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)       $210.8       $198.3      $202    $238     $234    $178
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                       0.82%      0.88%++     0.92%   0.85%  0.85%**   0.85%
NET INVESTMENT INCOME (LOSS)                   0.08%      0.09%++     0.11%   0.34%  (0.18)% (0.25)%
PORTFOLIO TURNOVER RATE                        70.4%       12.4%+    113.0%   83.0%    71.0%   49.0%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE
NET ASSETS BEFORE REIMBURSEMENT BY THE
MANAGER AND BROKER REBATES:                    0.86%        0.93%++     N/A     N/A      N/A     N/A

--------------------------------------------------------------------------------

+  Non-Annualized.
++ Annualized.
N/A Not applicable.
* On May 1, 2006, the Portfolio received, through a plan of reorganization, all of the assets and assumed the liabilities of the AIM Capital
   Appreciation Portfolio, a portfolio of The Travelers Series Trust, that followed the same investment objective as the Portfolio. The information for each of the periods prior to May 1, 2006 is that of the predecessor AIM Capital Appreciation Portfolio and its predecessor fund.
** The Manager waived a portion of its management fee for the year ended
   October 31, 2004. The actual expense ratio did not change due to this waiver.
(a) Net investment income (loss) per share was calculated using average shares outstanding.
(b) Fiscal year end changed on November 1, 2006 from October 31 to December 31.
(c) Rounds to less than $0.005 per share.

  MET/AIM CAPITAL APPRECIATION PORTFOLIO



                                                                                  FOR THE PERIOD FROM
                                                                                     APRIL 28, 2007
                                                                                    (COMMENCEMENT OF
                                                                                     OPERATIONS) TO
CLASS E                                                                           DECEMBER 31, 2007(A)
------------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                                                      $11.41
                                                                                       ---------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT LOSS                                                                       (0.01)
NET REALIZED AND UNREALIZED GAINS                                                           0.49
                                                                                       ---------
TOTAL FROM INVESTMENT OPERATIONS                                                            0.48
                                                                                       ---------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                                                          --
                                                                                       ---------
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS                                                 --
                                                                                       ---------
TOTAL DISTRIBUTIONS                                                                           --
                                                                                       ---------
NET ASSET VALUE, END OF PERIOD                                                            $11.89
                                                                                       ---------
TOTAL RETURN                                                                              4.21%+
                                                                                       ---------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                                                    $20.8
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                                                 0.97%++
NET INVESTMENT LOSS                                                                    (0.14)%++
PORTFOLIO TURNOVER RATE                                                                   70.4%+
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS BEFORE REIMBURSEMENT BY THE
MANAGER AND BROKER REBATES:                                                              1.01%++

--------------------------------------------------------------------------------

+  Non-Annualized
++ Annualized
(a) Net investment income per share was calculated using average shares outstanding.

                                             MET/AIM SMALL CAP GROWTH PORTFOLIO



                                                         FOR THE YEARS ENDED DECEMBER 31,
                                                      ---------------------------------------
CLASS A                                               2007(A) 2006(A) 2005(A) 2004(A) 2003(A)
---------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                   $13.53  $13.66  $12.84  $12.03   $8.65
                                                      ------- ------- ------- ------- -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT LOSS                                    (0.06)  (0.08)  (0.07)  (0.09)  (0.08)
NET REALIZED AND UNREALIZED GAINS                        1.60    1.97    1.18    0.90    3.46
                                                      ------- ------- ------- ------- -------
TOTAL FROM INVESTMENT OPERATIONS                         1.54    1.89    1.11    0.81    3.38
                                                      ------- ------- ------- ------- -------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                       --      --      --      --      --
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS          (0.21)  (2.02)  (0.29)      --      --
                                                      ------- ------- ------- ------- -------
TOTAL DISTRIBUTIONS:                                   (0.21)  (2.02)  (0.29)      --      --
                                                      ------- ------- ------- ------- -------
NET ASSET VALUE, END OF PERIOD                         $14.86  $13.53  $13.66  $12.84  $12.03
                                                      ------- ------- ------- ------- -------
TOTAL RETURN                                           11.40%  13.91%   8.59%   6.73%  39.08%
                                                      ------- ------- ------- ------- -------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                $587.1  $329.3  $215.4   $92.5    $6.2
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES**                                              0.92%   0.97%   0.99%   1.03%   1.04%
NET INVESTMENT LOSS                                   (0.42)% (0.58)% (0.53)% (0.74)% (0.78)%
PORTFOLIO TURNOVER RATE                                 33.6%   56.4%   74.8%   94.9%   29.8%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                0.92%   0.98%  0.96%*  1.02%*   1.16%

--------------------------------------------------------------------------------

* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
** Prior to 05/01/2003, broker rebates were excluded from the calculation of the expense limitation.
(a) Net investment loss per share was calculated using average shares outstanding.

  MET/AIM SMALL CAP GROWTH PORTFOLIO



                                                         FOR THE YEARS ENDED DECEMBER 31,
                                                      ---------------------------------------
CLASS B                                               2007(A) 2006(A) 2005(A) 2004(A) 2003(A)
---------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                   $13.39  $13.51  $12.74  $11.97   $8.62
                                                      ------- ------- ------- ------- -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT LOSS                                    (0.10)  (0.11)  (0.10)  (0.12)  (0.11)
NET REALIZED AND UNREALIZED GAINS                        1.58    2.01    1.16    0.89    3.46
                                                      ------- ------- ------- ------- -------
TOTAL FROM INVESTMENT OPERATIONS                         1.48    1.90    1.06    0.77    3.35
                                                      ------- ------- ------- ------- -------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                       --      --      --      --      --
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS          (0.21)  (2.02)  (0.29)      --      --
                                                      ------- ------- ------- ------- -------
TOTAL DISTRIBUTIONS:                                   (0.21)  (2.02)  (0.29)      --      --
                                                      ------- ------- ------- ------- -------
NET ASSET VALUE, END OF PERIOD                         $14.66  $13.39  $13.51  $12.74  $11.97
                                                      ------- ------- ------- ------- -------
TOTAL RETURN                                           11.07%  14.18%   8.27%   6.43%  38.86%
                                                      ------- ------- ------- ------- -------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                $292.0  $299.7  $297.1  $309.7  $206.3
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES**                                              1.16%   1.21%   1.25%   1.29%   1.30%
NET INVESTMENT LOSS                                   (0.69)% (0.83)% (0.80)% (1.03)% (1.04)%
PORTFOLIO TURNOVER RATE                                 33.6%   56.4%   74.8%   94.9%   29.8%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                1.17%   1.23%  1.20%*  1.23%*   1.36%

--------------------------------------------------------------------------------

* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
** Prior to 05/01/2003, broker rebates were excluded from the calculation of the expense limitation.
(a) Net investment loss per share was calculated using average shares outstanding.

                                             MET/AIM SMALL CAP GROWTH PORTFOLIO



                                                         FOR THE YEARS ENDED DECEMBER 31,
                                                      ---------------------------------------
CLASS E                                               2007(A) 2006(A) 2005(A) 2004(A) 2003(A)
---------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                   $13.50  $13.60  $12.80  $12.01   $8.64
                                                      ------- ------- ------- ------- -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT LOSS                                    (0.09)  (0.10)  (0.09)  (0.11)  (0.10)
NET REALIZED AND UNREALIZED GAINS                        1.60    2.02    1.18    0.90    3.47
                                                      ------- ------- ------- ------- -------
TOTAL FROM INVESTMENT OPERATIONS                         1.51    1.92    1.09    0.79    3.37
                                                      ------- ------- ------- ------- -------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                       --      --      --      --      --
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS          (0.21)  (2.02)  (0.29)      --      --
                                                      ------- ------- ------- ------- -------
TOTAL DISTRIBUTIONS                                    (0.21)  (2.02)  (0.29)      --      --
                                                      ------- ------- ------- ------- -------
NET ASSET VALUE, END OF PERIOD                         $14.80  $13.50  $13.60  $12.80  $12.01
                                                      ------- ------- ------- ------- -------
TOTAL RETURN                                           11.20%  14.25%   8.46%   6.58%  39.00%
                                                      ------- ------- ------- ------- -------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                 $17.9   $15.4   $13.4   $12.4    $8.6
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES**                                              1.07%   1.11%   1.15%   1.18%   1.20%
NET INVESTMENT LOSS                                   (0.58)% (0.73)% (0.70)% (0.93)% (0.94)%
PORTFOLIO TURNOVER RATE                                 33.6%   56.4%   74.8%   94.9%   29.8%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                1.07%   1.13%  1.11%*  1.13%*   1.25%

--------------------------------------------------------------------------------

* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
** Prior to 05/01/2003, broker rebates were excluded from the calculation of the expense limitation.
(a) Net investment loss per share was calculated using average shares outstanding.

  LAZARD MID CAP PORTFOLIO



                                                         FOR THE YEARS ENDED DECEMBER 31,
                                                      ---------------------------------------
CLASS A                                               2007(A) 2006(A) 2005(A) 2004(A) 2003(A)
---------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                   $13.74 $13.65  $14.13  $12.33   $9.85
                                                      ------- ------  ------  ------  ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                    0.13   0.10    0.04    0.08    0.01
NET REALIZED AND UNREALIZED GAINS (LOSSES)             (0.33)   1.75    1.16    1.72    2.58
                                                      ------- ------  ------  ------  ------
TOTAL FROM INVESTMENT OPERATIONS                       (0.20)   1.85    1.20    1.80    2.59
                                                      ------- ------  ------  ------  ------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                   (0.09) (0.08)  (0.06)      --  (0.01)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS          (1.28) (1.68)  (1.62)      --  (0.10)
                                                      ------- ------  ------  ------  ------
TOTAL DISTRIBUTIONS                                    (1.37) (1.76)  (1.68)      --  (0.11)
                                                      ------- ------  ------  ------  ------
NET ASSET VALUE, END OF PERIOD                         $12.17 $13.74  $13.65  $14.13  $12.33
                                                      ------- ------  ------  ------  ------
TOTAL RETURN                                          (2.47)% 14.87%   8.40%  14.60%  26.42%
                                                      ------- ------  ------  ------  ------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                $550.8 $312.2   $89.0   $58.8    $4.5
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES**                                              0.75%  0.77%   0.79%   0.85%   0.93%
NET INVESTMENT INCOME                                   0.96%  0.76%   0.63%   0.59%   0.10%
PORTFOLIO TURNOVER RATE                                 89.9%  65.4%  170.0%   90.7%   36.2%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                0.76%  0.80%   0.82%  0.83%*  0.96%*
RATIO OF EXPENSES TO AVERAGE NET ASSETS AFTER BROKER
REBATES:**                                                N/A    N/A     N/A     N/A   0.92%

--------------------------------------------------------------------------------

* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
** Prior to 05/01/2003, broker rebates were excluded from the calculation of the expense limitation.
N/A Not applicable
(a) Net investment income per share was calculated using average shares outstanding.

                                                       LAZARD MID CAP PORTFOLIO



                                                          FOR THE YEARS ENDED DECEMBER 31,
                                                      -----------------------------------------
CLASS B                                               2007(A) 2006(A) 2005(A) 2004(A)  2003(A)
-----------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                   $13.65 $13.57  $14.05  $12.29      $9.83
                                                      ------- ------  ------  ------  ---------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME (LOSS)                             0.09   0.06    0.05    0.02     (0.01)
NET REALIZED AND UNREALIZED GAINS (LOSSES)             (0.31)   1.74    1.10    1.74       2.57
                                                      ------- ------  ------  ------  ---------
TOTAL FROM INVESTMENT OPERATIONS                       (0.22)   1.80    1.15    1.76       2.56
                                                      ------- ------  ------  ------  ---------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                   (0.05) (0.04)  (0.01)      --  (0.00)(b)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS          (1.28) (1.68)  (1.62)      --     (0.10)
                                                      ------- ------  ------  ------  ---------
TOTAL DISTRIBUTIONS                                    (1.33) (1.72)  (1.63)      --     (0.10)
                                                      ------- ------  ------  ------  ---------
NET ASSET VALUE, END OF PERIOD                         $12.10 $13.65  $13.57  $14.05     $12.29
                                                      ------- ------  ------  ------  ---------
TOTAL RETURN                                          (2.71)% 14.67%   8.06%  14.32%     26.03%
                                                      ------- ------  ------  ------  ---------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                $243.6 $216.8  $200.4  $211.0     $211.8
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES**                                              0.99%  1.02%   1.03%   1.08%      1.19%
NET INVESTMENT INCOME (LOSS)                            0.67%  0.48%   0.38%   0.16%    (0.08)%
PORTFOLIO TURNOVER RATE                                 89.9%  65.4%  170.0%   90.7%      36.2%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                1.00%  1.05%   1.07%  1.03%*     1.15%*
RATIO OF EXPENSES TO AVERAGE NET ASSETS AFTER BROKER
REBATES:**                                                N/A    N/A     N/A     N/A      1.19%

--------------------------------------------------------------------------------

* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
** Prior to 05/01/2003, broker rebates were excluded from the calculation of the expense limitation.
N/A Not applicable
(a) Net investment income (loss) per share was calculated using average shares outstanding.
(b) Rounds to less than $0.005 per share.

  LAZARD MID CAP PORTFOLIO



                                                          FOR THE YEARS ENDED DECEMBER 31,
                                                      -----------------------------------------

CLASS E                                               2007(A) 2006(A) 2005(A) 2004(A)  2003(A)
-----------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                   $13.69 $13.61  $14.10  $12.32      $9.84
                                                      ------- ------  ------  ------  ---------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                    0.10   0.08    0.07    0.04    0.00(b)
NET REALIZED AND UNREALIZED GAINS (LOSSES)             (0.31)   1.74    1.10    1.74       2.58
                                                      ------- ------  ------  ------  ---------
TOTAL FROM INVESTMENT OPERATIONS                       (0.21)   1.82    1.17    1.78       2.58
                                                      ------- ------  ------  ------  ---------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                   (0.07) (0.06)  (0.04)      --  (0.00)(b)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS          (1.28) (1.68)  (1.62)      --     (0.10)
                                                      ------- ------  ------  ------  ---------
TOTAL DISTRIBUTIONS                                    (1.35) (1.74)  (1.66)      --     (0.10)
                                                      ------- ------  ------  ------  ---------
NET ASSET VALUE, END OF PERIOD                         $12.13 $13.69  $13.61  $14.10     $12.32
                                                      ------- ------  ------  ------  ---------
TOTAL RETURN                                          (2.64)% 14.74%   8.23%  14.45%     26.35%
                                                      ------- ------  ------  ------  ---------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                 $38.2  $36.0   $32.6   $30.5      $19.8
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES**                                              0.89%  0.93%   0.93%   0.98%      1.09%
NET INVESTMENT INCOME                                   0.76%  0.58%   0.49%   0.29%      0.02%
PORTFOLIO TURNOVER RATE                                 89.9%  65.4%  170.0%   90.7%      36.2%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                0.90%  0.95%   0.97%  0.94%*     1.07%*
RATIO OF EXPENSES TO AVERAGE NET ASSETS AFTER BROKER
REBATES:**                                                N/A    N/A     N/A     N/A      1.08%

--------------------------------------------------------------------------------

* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
** Prior to 05/01/2003, broker rebates were excluded from the calculation of the expense limitation.
N/A Not applicable.
(a) Net investment income per share was calculated using average shares outstanding.
(b) Rounds to less than $0.005 per share.

                                              LEGG MASON VALUE EQUITY PORTFOLIO



                                                                                 FOR THE PERIOD FROM
                                                                                   NOVEMBER 1, 2005
                                                             FOR THE YEARS ENDED   (COMMENCEMENT OF
                                                               DECEMBER 31,         OPERATIONS) TO
                                                             ------------------- DECEMBER 31, 2005(A)
CLASS A                                                       2007(A)   2006(A)  --------------------
---------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                            $11.15  $10.65          $10.00
                                                             ---------  ------         -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                             0.03    0.03         0.00(b)
NET REALIZED AND UNREALIZED GAINS (LOSSES)                      (0.67)    0.70            0.65
                                                             ---------  ------         -------
TOTAL FROM INVESTMENT OPERATIONS                                (0.64)    0.73            0.65
                                                             ---------  ------         -------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                         (0.00)(b)  (0.02)              --
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS                   (0.01)  (0.21)              --
                                                             ---------  ------         -------
TOTAL DISTRIBUTIONS                                             (0.01)  (0.23)              --
                                                             ---------  ------         -------
NET ASSET VALUE, END OF PERIOD                                  $10.50  $11.15          $10.65
                                                             ---------  ------         -------
TOTAL RETURN                                                   (5.72)%   6.83%          6.50%+
                                                             ---------  ------         -------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                       $1,403.6  $972.7            $3.2
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                         0.66%   0.72%         0.80%++
NET INVESTMENT INCOME                                            0.30%   0.26%         0.08%++
PORTFOLIO TURNOVER RATE                                          27.5%   38.7%           9.1%+
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS BEFORE
REIMBURSEMENT BY THE MANAGER AND BROKER REBATES:                 0.67%  0.74%*         8.27%++

--------------------------------------------------------------------------------

* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
+  Non-annualized
++ Annualized
(a) Net investment income per share was calculated using average shares outstanding.
(b) Rounds to less than $0.005 per share.

  LEGG MASON VALUE EQUITY PORTFOLIO



                                                                                 FOR THE PERIOD FROM
                                                                                   NOVEMBER 1, 2005
                                                             FOR THE YEARS ENDED   (COMMENCEMENT OF
                                                               DECEMBER 31,         OPERATIONS) TO
                                                             ------------------- DECEMBER 31, 2005(A)
CLASS B                                                       2007(A)   2006(A)  --------------------
---------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                            $11.14   $10.65          $10.00
                                                             ---------  -------       ---------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME (LOSS)                                   0.00(b)   (0.01)          (0.01)
NET REALIZED AND UNREALIZED GAINS (LOSSES)                      (0.66)     0.71            0.66
                                                             ---------  -------       ---------
TOTAL FROM INVESTMENT OPERATIONS                                (0.66)     0.70            0.65
                                                             ---------  -------       ---------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                         (0.00)(b)       --              --
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS                   (0.01)   (0.21)              --
                                                             ---------  -------       ---------
TOTAL DISTRIBUTIONS                                             (0.01)   (0.21)              --
                                                             ---------  -------       ---------
NET ASSET VALUE, END OF PERIOD                                  $10.47   $11.14          $10.65
                                                             ---------  -------       ---------
TOTAL RETURN                                                   (5.91)%    6.58%          6.50%+
                                                             ---------  -------       ---------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                         $121.1   $113.5            $4.9
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                         0.91%    1.05%         1.05%++
NET INVESTMENT INCOME (LOSS)                                     0.03%  (0.09)%       (0.36)%++
PORTFOLIO TURNOVER RATE                                          27.5%    38.7%           9.1%+
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS BEFORE
REIMBURSEMENT BY THE MANAGER AND BROKER REBATES:                 0.92%   1.06%*         4.54%++

--------------------------------------------------------------------------------

* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
+  Non-annualized
++ Annualized
(a) Net investment loss per share was calculated using average shares outstanding.
(b) Rounds to less than $0.005 per share.

                                              LEGG MASON VALUE EQUITY PORTFOLIO



                                                                                  FOR THE PERIOD MAY 1,
                                                                                   2006 (COMMENCEMENT
                                                              FOR THE YEAR ENDED    OF OPERATIONS) TO
CLASS E                                                      DECEMBER 31, 2007(A) DECEMBER 31, 2006(A)
-------------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                                 $11.15               $10.55
                                                                  ---------             --------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                                  0.01                 0.01
NET REALIZED AND UNREALIZED GAINS (LOSSES)                           (0.66)                 0.81
                                                                  ---------             --------
TOTAL FROM INVESTMENT OPERATIONS                                     (0.65)                 0.82
                                                                  ---------             --------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                              (0.00)(b)               (0.01)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS                        (0.01)               (0.21)
                                                                  ---------             --------
TOTAL DISTRIBUTIONS                                                  (0.01)               (0.22)
                                                                  ---------             --------
NET ASSET VALUE, END OF PERIOD                                       $10.49               $11.15
                                                                  ---------             --------
TOTAL RETURN                                                        (5.81)%               7.74%+
                                                                  ---------             --------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                               $20.6                $24.0
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                              0.80%              0.86%++
NET INVESTMENT INCOME                                                 0.13%              0.12%++
PORTFOLIO TURNOVER RATE                                               27.5%               38.7%+
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS BEFORE
REIMBURSEMENT BY THE MANAGER AND BROKER REBATES:                      0.82%             0.87%++*

--------------------------------------------------------------------------------

* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
+  Non-annualized
++ Annualized
(a) Net investment income per share was calculated using average shares outstanding.
(b) Rounds to less than $0.005 per share.

  LORD ABBETT BOND DEBENTURE PORTFOLIO



                                                   FOR THE YEARS ENDED DECEMBER 31,
                                               -----------------------------------------
CLASS A                                        2007(A)  2006(A)  2005(A) 2004(A) 2003(A)
----------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD             $12.51   $12.28 $12.63  $12.04  $10.24
                                               -------- -------- ------  ------  ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                              0.77     0.71   0.75    0.70    0.73
NET REALIZED AND UNREALIZED GAINS (LOSSES)         0.07     0.39 (0.52)    0.31    1.27
                                               -------- -------- ------  ------  ------
TOTAL FROM INVESTMENT OPERATIONS                   0.84     1.10   0.23    1.01    2.00
                                               -------- -------- ------  ------  ------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME             (0.70)   (0.87) (0.58)  (0.42)  (0.20)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS    (0.02)       --     --      --      --
                                               -------- -------- ------  ------  ------
TOTAL DISTRIBUTIONS                              (0.72)   (0.87) (0.58)  (0.42)  (0.20)
                                               -------- -------- ------  ------  ------
NET ASSET VALUE, END OF PERIOD                   $12.63   $12.51 $12.28  $12.63  $12.04
                                               -------- -------- ------  ------  ------
TOTAL RETURN                                      6.85%    9.35%  1.81%   8.43%  19.52%
                                               -------- -------- ------  ------  ------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)        $1,228.9 $1,059.0 $856.4  $520.3  $234.6
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES**                                        0.53%    0.56%  0.56%   0.63%   0.70%
NET INVESTMENT INCOME                             6.11%    5.85%  5.92%   5.65%   6.52%
PORTFOLIO TURNOVER RATE                           36.0%    36.7%  42.1%   39.8%   36.9%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET
ASSETS BEFORE REIMBURSEMENT BY MANAGER AND
BROKER REBATES:                                  0.54%*      N/A    N/A     N/A  0.67%*

--------------------------------------------------------------------------------

* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
** Prior to 05/01/2003, broker rebates were excluded from the calculation of the expense limitation.
N/A Not applicable
(a) Net investment income per share was calculated using average shares outstanding.

                                           LORD ABBETT BOND DEBENTURE PORTFOLIO



                                                         FOR THE YEARS ENDED DECEMBER 31,
                                                      ---------------------------------------
CLASS B                                               2007(A) 2006(A) 2005(A) 2004(A) 2003(A)
---------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                  $12.43  $12.19  $12.54  $11.97  $10.21
                                                      ------  ------  ------  ------  ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                   0.73    0.67    0.71    0.69    0.69
NET REALIZED AND UNREALIZED GAINS (LOSSES)              0.07    0.40  (0.52)    0.29    1.46
                                                      ------  ------  ------  ------  ------
TOTAL FROM INVESTMENT OPERATIONS                        0.80    1.07    0.19    0.98    2.15
                                                      ------  ------  ------  ------  ------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                  (0.67)  (0.83)  (0.54)  (0.41)  (0.20)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS         (0.02)      --      --      --  (0.19)
                                                      ------  ------  ------  ------  ------
TOTAL DISTRIBUTIONS                                   (0.69)  (0.83)  (0.54)  (0.41)  (0.39)
                                                      ------  ------  ------  ------  ------
NET ASSET VALUE, END OF PERIOD                        $12.54  $12.43  $12.19  $12.54  $11.97
                                                      ------  ------  ------  ------  ------
TOTAL RETURN                                           6.55%   9.15%   1.49%   8.17%  19.15%
                                                      ------  ------  ------  ------  ------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)               $800.6  $765.9  $704.5  $776.0  $758.2
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES**                                             0.78%   0.81%   0.81%   0.88%   0.96%
NET INVESTMENT INCOME                                  5.85%   5.59%   5.65%   5.61%   6.11%
PORTFOLIO TURNOVER RATE                                36.0%   36.7%   42.1%   39.8%   36.9%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                              0.78%*     N/A     N/A     N/A  0.91%*

--------------------------------------------------------------------------------

* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
** Prior to 05/01/2003, broker rebates were excluded from the calculation of the expense limitation.
N/A Not applicable
(a) Net investment income per share was calculated using average shares outstanding.

  LORD ABBETT BOND DEBENTURE PORTFOLIO



                                                         FOR THE YEARS ENDED DECEMBER 31,
                                                      ---------------------------------------
CLASS E                                               2007(A) 2006(A) 2005(A) 2004(A) 2003(A)
---------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                  $12.44  $12.21  $12.57  $12.00  $10.22
                                                      ------  ------  ------  ------  ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                   0.74    0.69    0.72    0.70    0.70
NET REALIZED AND UNREALIZED GAINS (LOSSES)              0.08    0.38  (0.52)    0.29    1.28
                                                      ------  ------  ------  ------  ------
TOTAL FROM INVESTMENT OPERATIONS                        0.82    1.07    0.20    0.99    1.98
                                                      ------  ------  ------  ------  ------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                  (0.68)  (0.84)  (0.56)  (0.42)  (0.20)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS         (0.02)      --      --      --      --
                                                      ------  ------  ------  ------  ------
TOTAL DISTRIBUTIONS                                   (0.70)  (0.84)  (0.56)  (0.42)  (0.20)
                                                      ------  ------  ------  ------  ------
NET ASSET VALUE, END OF PERIOD                        $12.56  $12.44  $12.21  $12.57  $12.00
                                                      ------  ------  ------  ------  ------
TOTAL RETURN                                           6.73%   9.18%   1.60%   8.24%  19.35%
                                                      ------  ------  ------  ------  ------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                $37.8   $37.1   $35.1   $35.2   $22.8
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES**                                             0.68%   0.71%   0.71%   0.78%   0.86%
NET INVESTMENT INCOME                                  5.95%   5.69%   5.76%   5.67%   6.10%
PORTFOLIO TURNOVER RATE                                36.0%   36.7%   42.1%   39.8%   36.9%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                              0.68%*     N/A     N/A     N/A  0.81%*

--------------------------------------------------------------------------------

* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
** Prior to 05/01/2003, broker rebates were excluded from the calculation of the expense limitation.
N/A Not applicable.
(a) Net investment income per share was calculated using average shares outstanding.

                                       MFS(R) EMERGING MARKETS EQUITY PORTFOLIO



                                                                                  FOR THE PERIOD FROM
                                                                                      MAY 1, 2006
                                                                                    (COMMENCEMENT OF
                                                              FOR THE YEAR ENDED     OPERATIONS) TO
CLASS A                                                      DECEMBER 31, 2007(A) DECEMBER 31, 2006(A)
------------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                                 $10.51              $10.00
                                                                   --------             -------
INCOME FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                                  0.18                0.12
NET REALIZED AND UNREALIZED GAINS                                      3.71                0.48
                                                                   --------             -------
TOTAL FROM INVESTMENT OPERATIONS                                       3.89                0.60
                                                                   --------             -------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                                 (0.01)              (0.09)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS                            --                  --
                                                                   --------             -------
TOTAL DISTRIBUTIONS                                                  (0.01)              (0.09)
                                                                   --------             -------
NET ASSET VALUE, END OF PERIOD                                       $14.39              $10.51
                                                                   --------             -------
TOTAL RETURN                                                         36.93%              6.04%+
                                                                   --------             -------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                              $572.9              $368.3
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                              1.17%             1.30%++
NET INVESTMENT INCOME                                                 1.49%             1.91%++
PORTFOLIO TURNOVER RATE                                              126.8%              58.2%+
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS BEFORE
REIMBURSEMENT BY THE MANAGER AND BROKER REBATES:                   1.25%(b)             1.49%++

--------------------------------------------------------------------------------

+  Non-annualized
++ Annualized
(a) Net investment income per share was calculated using average shares outstanding.
(b) Excludes effect of deferred expense reimbursement.

  MFS(R) EMERGING MARKETS EQUITY PORTFOLIO



                                                                                  FOR THE PERIOD FROM
                                                                                      MAY 1, 2006
                                                                                    (COMMENCEMENT OF
                                                              FOR THE YEAR ENDED     OPERATIONS) TO
CLASS B                                                      DECEMBER 31, 2007(A) DECEMBER 31, 2006(A)
------------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                                 $10.49              $10.00
                                                                   --------             -------
INCOME FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                                  0.13                0.07
NET REALIZED AND UNREALIZED GAINS                                      3.71                0.51
                                                                   --------             -------
TOTAL FROM INVESTMENT OPERATIONS                                       3.84                0.58
                                                                   --------             -------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                                 (0.01)              (0.09)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS                            --                  --
                                                                   --------             -------
TOTAL DISTRIBUTIONS                                                  (0.01)              (0.09)
                                                                   --------             -------
NET ASSET VALUE, END OF PERIOD                                       $14.32              $10.49
                                                                   --------             -------
TOTAL RETURN                                                         36.62%              5.78%+
                                                                   --------             -------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                               $78.8               $23.4
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                              1.46%             1.55%++
NET INVESTMENT INCOME                                                 1.06%             1.12%++
PORTFOLIO TURNOVER RATE                                              126.8%              58.2%+
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS BEFORE
REIMBURSEMENT BY THE MANAGER AND BROKER REBATES:                   1.52%(b)             1.92%++

--------------------------------------------------------------------------------

+  Non-annualized
++ Annualized
(a) Net investment income per share was calculated using average shares outstanding.
(b) Excludes effect of deferred expense reimbursement.

                                        MFS(R) RESEARCH INTERNATIONAL PORTFOLIO



                                                         FOR THE YEARS ENDED DECEMBER 31,
                                                      ---------------------------------------
CLASS A                                               2007(A) 2006(A) 2005(A) 2004(A) 2003(A)
---------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                  $15.04  $13.00  $11.72   $9.81   $7.49
                                                      ------  ------  ------  ------  ------
INCOME FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                   0.22    0.19    0.14    0.08    0.06
NET REALIZED AND UNREALIZED GAINS                       1.68    3.17    1.83    1.85    2.34
                                                      ------  ------  ------  ------  ------
TOTAL FROM INVESTMENT OPERATIONS                        1.90    3.36    1.97    1.93    2.40
                                                      ------  ------  ------  ------  ------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                  (0.24)  (0.27)  (0.07)      --  (0.08)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS         (2.27)  (1.05)  (0.62)  (0.02)      --
                                                      ------  ------  ------  ------  ------
TOTAL DISTRIBUTIONS                                   (2.51)  (1.32)  (0.69)  (0.02)  (0.08)
                                                      ------  ------  ------  ------  ------
NET ASSET VALUE, END OF PERIOD                        $14.43  $15.04  $13.00  $11.72   $9.81
                                                      ------  ------  ------  ------  ------
TOTAL RETURN                                          13.60%  26.91%  16.77%  19.72%  32.20%
                                                      ------  ------  ------  ------  ------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)               $959.1  $706.0  $624.2  $304.0   $67.3
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES**                                             0.79%   0.94%   0.93%   1.06%   1.09%
NET INVESTMENT INCOME                                  1.54%   1.34%   1.18%   0.75%   0.68%
PORTFOLIO TURNOVER RATE                                65.5%  104.1%   84.5%   98.5%   99.0%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                               0.79%   0.95%  0.93%*  0.94%*   1.11%
RATIO OF EXPENSES TO AVERAGE NET ASSETS AFTER BROKER
REBATES:**                                               N/A     N/A     N/A     N/A   1.09%

--------------------------------------------------------------------------------

* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
** Prior to 05/01/2003, broker rebates were excluded from the calculation of the expense limitation.
N/A Not applicable
(a) Net investment income per share was calculated using average shares outstanding.

  MFS(R) RESEARCH INTERNATIONAL PORTFOLIO



                                                         FOR THE YEARS ENDED DECEMBER 31,
                                                      ---------------------------------------
CLASS B                                               2007(A) 2006(A) 2005(A) 2004(A) 2003(A)
---------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                  $14.95  $12.94  $11.68   $9.79   $7.47
                                                      ------  ------  ------  ------  ------
INCOME FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                   0.19    0.15    0.11    0.05    0.05
NET REALIZED AND UNREALIZED GAINS                       1.65    3.15    1.81    1.86    2.33
                                                      ------  ------  ------  ------  ------
TOTAL FROM INVESTMENT OPERATIONS                        1.84    3.30    1.92    1.91    2.38
                                                      ------  ------  ------  ------  ------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                  (0.20)  (0.24)  (0.04)      --  (0.06)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS         (2.27)  (1.05)  (0.62)  (0.02)      --
                                                      ------  ------  ------  ------  ------
TOTAL DISTRIBUTIONS                                   (2.47)  (1.29)  (0.66)  (0.02)  (0.06)
                                                      ------  ------  ------  ------  ------
NET ASSET VALUE, END OF PERIOD                        $14.32  $14.95  $12.94  $11.68   $9.79
                                                      ------  ------  ------  ------  ------
TOTAL RETURN                                          13.29%  26.56%  16.42%  19.56%  32.04%
                                                      ------  ------  ------  ------  ------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)               $842.8  $623.0  $443.5  $396.0  $186.0
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES**                                             1.04%   1.19%   1.19%   1.32%   1.33%
NET INVESTMENT INCOME                                  1.31%   1.12%   0.90%   0.47%   0.56%
PORTFOLIO TURNOVER RATE                                65.5%  104.1%   84.5%   98.5%   99.0%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                               1.04%   1.20%  1.19%*  1.18%*   1.39%
RATIO OF EXPENSES TO AVERAGE NET ASSETS AFTER BROKER
REBATES:**                                               N/A     N/A     N/A     N/A   1.33%

--------------------------------------------------------------------------------

* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
** Prior to 05/01/2003, broker rebates were excluded from the calculation of the expense limitation.
N/A Not applicable
(a) Net investment income per share was calculated using average shares outstanding.

                                        MFS(R) RESEARCH INTERNATIONAL PORTFOLIO



                                                         FOR THE YEARS ENDED DECEMBER 31,
                                                      ---------------------------------------
CLASS E                                               2007(A) 2006(A) 2005(A) 2004(A) 2003(A)
---------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                  $14.99  $12.96  $11.70   $9.80   $7.48
                                                      ------  ------  ------  ------  ------
INCOME FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                   0.20    0.16    0.13    0.07    0.05
NET REALIZED AND UNREALIZED GAINS                       1.66    3.17    1.81    1.85    2.34
                                                      ------  ------  ------  ------  ------
TOTAL FROM INVESTMENT OPERATIONS                        1.86    3.33    1.94    1.92    2.39
                                                      ------  ------  ------  ------  ------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                  (0.22)  (0.25)  (0.06)      --  (0.07)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS         (2.27)  (1.05)  (0.62)  (0.02)      --
                                                      ------  ------  ------  ------  ------
TOTAL DISTRIBUTIONS                                   (2.49)  (1.30)  (0.68)  (0.02)  (0.07)
                                                      ------  ------  ------  ------  ------
NET ASSET VALUE, END OF PERIOD                        $14.36  $14.99  $12.96  $11.70   $9.80
                                                      ------  ------  ------  ------  ------
TOTAL RETURN                                          13.38%  26.79%  16.52%  19.64%  32.09%
                                                      ------  ------  ------  ------  ------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                $32.6   $26.7   $14.6   $11.3    $6.9
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES**                                             0.94%   1.09%   1.09%   1.22%   1.23%
NET INVESTMENT INCOME                                  1.41%   1.18%   1.07%   0.72%   0.59%
PORTFOLIO TURNOVER RATE                                65.5%  104.1%   84.5%   98.5%   99.0%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                               0.94%   1.10%   1.09%*  1.09%*  1.28%
RATIO OF EXPENSES TO AVERAGE NET ASSETS AFTER BROKER
REBATES:**                                               N/A     N/A     N/A     N/A   1.23%

--------------------------------------------------------------------------------

* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
** Prior to 05/01/2003, broker rebates were excluded from the calculation of the expense limitation.
N/A Not applicable
(a) Net investment income per share was calculated using average shares outstanding.

  OPPENHEIMER CAPITAL APPRECIATION PORTFOLIO



                                                         FOR THE YEARS ENDED DECEMBER 31,
                                                      ---------------------------------------
CLASS A                                               2007(A) 2006(A) 2005(A) 2004(A) 2003(A)
---------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                   $9.27   $8.69   $8.36   $8.33   $6.47
                                                      ------  ------  ------  ------  ------
INCOME FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                   0.03    0.02    0.03    0.07    0.01
NET REALIZED AND UNREALIZED GAINS                       1.26    0.66    0.39    0.47    1.85
                                                      ------  ------  ------  ------  ------
TOTAL FROM INVESTMENT OPERATIONS                        1.29    0.68    0.42    0.54    1.86
                                                      ------  ------  ------  ------  ------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                  (0.01)  (0.03)  (0.01)  (0.06)      --
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS         (0.61)  (0.07)  (0.08)  (0.45)      --
                                                      ------  ------  ------  ------  ------
TOTAL DISTRIBUTIONS                                   (0.62)  (0.10)  (0.09)  (0.51)      --
                                                      ------  ------  ------  ------  ------
NET ASSET VALUE, END OF PERIOD                         $9.94   $9.27   $8.69   $8.36   $8.33
                                                      ------  ------  ------  ------  ------
TOTAL RETURN                                          14.45%   7.81%   4.99%   6.70%  28.75%
                                                      ------  ------  ------  ------  ------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)               $124.7  $505.6  $664.2  $298.0    $0.2
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES**                                             0.62%   0.65%   0.69%   0.68%   0.72%
NET INVESTMENT INCOME                                  0.33%   0.22%   0.42%   0.90%   0.07%
PORTFOLIO TURNOVER RATE                                70.8%   60.7%   72.4%   65.3%   36.6%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                               0.62%   0.65%  0.64%*  0.69%*  0.75%*
RATIO OF EXPENSES TO AVERAGE NET ASSETS AFTER BROKER
REBATES:**                                               N/A     N/A     N/A     N/A   0.72%

--------------------------------------------------------------------------------

* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
** Prior to 05/01/2003, broker rebates were excluded from the calculation of the expense limitation.
N/A Not applicable
(a) Net investment income per share was calculated using average shares outstanding.

                                     OPPENHEIMER CAPITAL APPRECIATION PORTFOLIO



                                                          FOR THE YEARS ENDED DECEMBER 31,
                                                      -----------------------------------------
CLASS B                                               2007(A) 2006(A) 2005(A) 2004(A)  2003(A)
-----------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                    $9.20   $8.62  $8.31   $8.29      $6.45
                                                      ------- ------- ------  ------  ---------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME (LOSS)                          0.00(b)  (0.01)   0.01    0.06  (0.00)(b)
NET REALIZED AND UNREALIZED GAINS                        1.27    0.67   0.38    0.46       1.84
                                                      ------- ------- ------  ------  ---------
TOTAL FROM INVESTMENT OPERATIONS                         1.27    0.66   0.39    0.52       1.84
                                                      ------- ------- ------  ------  ---------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                       --  (0.01)     --  (0.05)         --
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS          (0.61)  (0.07) (0.08)  (0.45)         --
                                                      ------- ------- ------  ------  ---------
TOTAL DISTRIBUTIONS                                    (0.61)  (0.08) (0.08)  (0.50)         --
                                                      ------- ------- ------  ------  ---------
NET ASSET VALUE, END OF PERIOD                          $9.86   $9.20  $8.62   $8.31      $8.29
                                                      ------- ------- ------  ------  ---------
TOTAL RETURN                                           14.29%   7.62%  4.71%   6.40%     28.53%
                                                      ------- ------- ------  ------  ---------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                $553.3  $535.1 $501.8  $634.6     $551.0
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES**                                              0.89%   0.90%  0.94%   0.95%      0.99%
NET INVESTMENT INCOME (LOSS)                            0.03% (0.06)%  0.18%   0.67%    (0.03)%
PORTFOLIO TURNOVER RATE                                 70.8%   60.7%  72.4%   65.3%      36.6%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                0.89%   0.90% 0.89%*  0.91%*     0.98%*
RATIO OF EXPENSES TO AVERAGE NET ASSETS AFTER BROKER
REBATES:**                                                N/A     N/A    N/A     N/A      0.99%

--------------------------------------------------------------------------------

* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
** Prior to 05/01/2003, broker rebates were excluded from the calculation of the expense limitation.
N/A Not applicable
(a) Net investment income (loss) per share was calculated using average shares outstanding.
(b) Rounds to less than $0.005 per share.

  OPPENHEIMER CAPITAL APPRECIATION PORTFOLIO



                                                                                 FOR THE PERIOD FROM
                                                                                     MAY 2, 2005
                                                             FOR THE YEARS ENDED   (COMMENCEMENT OF
                                                               DECEMBER 31,         OPERATIONS) TO
                                                             ------------------- DECEMBER 31, 2005(A)
CLASS E                                                       2007(A)   2006(A)  --------------------
---------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                             $9.25    $8.68           $7.97
                                                             ---------  -------        --------
INCOME FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                             0.01  0.00(b)            0.01
NET REALIZED AND UNREALIZED GAINS                                 1.28     0.67            0.79
                                                             ---------  -------        --------
TOTAL FROM INVESTMENT OPERATIONS                                  1.29     0.67            0.80
                                                             ---------  -------        --------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                         (0.00)(b)   (0.03)          (0.01)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS                   (0.61)   (0.07)          (0.08)
                                                             ---------  -------        --------
TOTAL DISTRIBUTIONS                                             (0.61)   (0.10)          (0.09)
                                                             ---------  -------        --------
NET ASSET VALUE, END OF PERIOD                                   $9.93    $9.25           $8.68
                                                             ---------  -------        --------
TOTAL RETURN                                                    14.48%    7.68%         10.01%+
                                                             ---------  -------        --------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                           $6.2     $2.5            $0.9
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                         0.80%    0.80%         0.83%++
NET INVESTMENT INCOME                                            0.13%    0.03%         0.15%++
PORTFOLIO TURNOVER RATE                                          70.8%    60.7%          72.4%+
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS BEFORE
REIMBURSEMENT BY THE MANAGER AND BROKER REBATES:                   N/A    0.80%        0.80%*++

--------------------------------------------------------------------------------

+  Non-annualized
++ Annualized
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
N/A Not applicable
(a) Net investment income per share was calculated using average shares outstanding.
(b) Rounds to less than $0.005 per share.

                                                        PIONEER FUND PORTFOLIO#



                                                          FOR THE YEARS ENDED DECEMBER 31,
                                                      ----------------------------------------
CLASS A                                               2007(A)  2006(A) 2005(A) 2004(A) 2003(A)
----------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                    $14.63 $12.75  $12.03  $10.92   $8.94
                                                      -------- ------  ------  ------  ------
INCOME FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                     0.15   0.13    0.13    0.11    0.15
NET REALIZED AND UNREALIZED GAINS                         0.58   1.89    0.59    1.11    1.98
                                                      -------- ------  ------  ------  ------
TOTAL FROM INVESTMENT OPERATIONS                          0.73   2.02    0.72    1.22    2.13
                                                      -------- ------  ------  ------  ------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                    (0.13) (0.14)      --  (0.11)  (0.15)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS               --     --      --      --      --
                                                      -------- ------  ------  ------  ------
TOTAL DISTRIBUTIONS                                     (0.13) (0.14)      --  (0.11)  (0.15)
                                                      -------- ------  ------  ------  ------
NET ASSET VALUE, END OF PERIOD                          $15.23 $14.63  $12.75  $12.03  $10.92
                                                      -------- ------  ------  ------  ------
TOTAL RETURN                                             5.01% 15.92%   5.99%  11.13%  23.78%
                                                      -------- ------  ------  ------  ------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                  $46.1  $43.7   $46.0   $33.0   $27.0
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                 0.97%  1.09%   1.01%  0.99%*   1.12%
NET INVESTMENT INCOME                                    0.95%  0.98%   1.03%   0.98%   1.56%
PORTFOLIO TURNOVER RATE                                  18.2%  28.5%   16.0%   19.0%   98.0%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY MANAGER:                      0.99%(b)  1.22%   1.01%   1.12%   1.12%

--------------------------------------------------------------------------------

# On May 1, 2006, the Portfolio received, through a plan of reorganization, all of the assets and assumed the liabilities of the Pioneer Fund Portfolio, a series of The Travelers Series Trust, that followed the same investment objective as the Portfolio. The information for each of the periods prior to May 1, 2006 is that of the predecessor Pioneer Fund Portfolio.
*  The investment manager waived a portion of its management fee for the year.
(a) Net investment income per share was calculated using average shares outstanding.
(b) Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.

  PIONEER STRATEGIC INCOME PORTFOLIO#



                                          FOR THE
                                         YEAR ENDED  PERIOD ENDED
                                        DECEMBER 31, DECEMBER 31, FOR THE YEARS ENDED OCTOBER 31,
                                          2007(A)     2006(A)(B)  -------------------------------
CLASS A                                 ------------ ------------ 2006(A) 2005(A) 2004(A) 2003(A)
-----------------------------------------            -            -------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD        $9.46        $9.81     $9.56   $9.73    $9.53  $8.94
                                           ------      -------    ------  ------  ------- ------
INCOME (LOSS) FROM INVESTMENT
OPERATIONS:

NET INVESTMENT INCOME                        0.51         0.07      0.49    0.53     0.57   0.63
NET REALIZED AND UNREALIZED GAINS            0.12         0.04      0.15  (0.04)     0.48   1.04
(LOSSES)                                   ------      -------    ------  ------  ------- ------
TOTAL FROM INVESTMENT OPERATIONS             0.63         0.11      0.64    0.49     1.05   1.67
                                           ------      -------    ------  ------  ------- ------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME       (0.07)       (0.46)    (0.39)  (0.66)   (0.85) (1.08)
DISTRIBUTIONS FROM NET REALIZED CAPITAL        --           --        --      --       --     --
GAINS                                      ------      -------    ------  ------  ------- ------
TOTAL DISTRIBUTIONS                        (0.07)       (0.46)    (0.39)  (0.66)   (0.85) (1.08)
                                           ------      -------    ------  ------  ------- ------
NET ASSET VALUE, END OF PERIOD             $10.02        $9.46     $9.81   $9.56    $9.73  $9.53
                                           ------      -------    ------  ------  ------- ------
TOTAL RETURN                                6.65%       1.10%+     6.95%   5.17%   11.66% 20.56%
                                           ------      -------    ------  ------  ------- ------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)    $327.7       $253.8      $243    $186     $107   $100
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                    0.76%      0.85%++     0.88%   0.86%  0.90%**  1.00%
NET INVESTMENT INCOME                       5.28%      4.56%++     5.13%   5.58%    6.19%  7.05%
PORTFOLIO TURNOVER RATE                     44.5%        6.4%+     33.0%   37.0%    56.0% 141.0%
(1) RATIO OF OPERATING EXPENSES TO
AVERAGE NET ASSETS BEFORE
REIMBURSEMENT BY THE MANAGER AND
BROKER REBATES:                             0.76%      0.85%++     0.88%     N/A      N/A    N/A

--------------------------------------------------------------------------------

# On May 1, 2006, the Portfolio received, through a plan of reorganization, all of the assets and assumed the liabilities of the Pioneer Strategic Income Portfolio, a series of The Travelers Series Trust, that followed the same investment objective as the Portfolio. The information for each of the periods prior to May 1, 2006 is that of the predecessor Pioneer Strategic Income Portfolio and the predecessor fund.
** The investment manager waived a portion of its management fee for the year ended October 31, 2004. The actual expense ratio did not change due to this waiver.
+  Non-annualized
++ Annualized
(a) Net investment income per share was calculated using average shares outstanding.
(b) Fiscal year end changed on November 1, 2006 from October 31 to December 31. N/A Not applicable

                                         THIRD AVENUE SMALL CAP VALUE PORTFOLIO



                                                          FOR THE YEARS ENDED DECEMBER 31,
                                                      ----------------------------------------
CLASS A                                               2007(A)  2006(A) 2005(A) 2004(A) 2003(A)
----------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                    $17.48 $16.61  $14.38  $11.62   $8.29
                                                      -------- ------  ------  ------  ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                     0.17   0.27    0.14    0.16    0.05
NET REALIZED AND UNREALIZED GAINS (LOSSES)              (0.54)   1.89    2.13    2.96    3.39
                                                      -------- ------  ------  ------  ------
TOTAL FROM INVESTMENT OPERATIONS                        (0.37)   2.16    2.27    3.12    3.44
                                                      -------- ------  ------  ------  ------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                    (0.21) (0.11)      --  (0.08)  (0.04)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS           (1.15) (1.18)  (0.04)  (0.28)  (0.07)
                                                      -------- ------  ------  ------  ------
TOTAL DISTRIBUTIONS                                     (1.36) (1.29)  (0.04)  (0.36)  (0.11)
                                                      -------- ------  ------  ------  ------
NET ASSET VALUE, END OF PERIOD                          $15.75 $17.48  $16.61  $14.38  $11.62
                                                      -------- ------  ------  ------  ------
TOTAL RETURN                                           (2.79)% 13.38%  15.82%  26.81%  41.52%
                                                      -------- ------  ------  ------  ------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)               $1,171.6 $883.6  $476.8  $206.3    $6.2
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES**                                               0.76%  0.80%   0.81%   0.87%   0.93%
NET INVESTMENT INCOME                                    0.99%  1.64%   0.94%   1.12%   0.54%
PORTFOLIO TURNOVER RATE                                  36.0%  12.1%   19.6%   11.3%   14.6%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                 0.76%  0.80%   0.81%     N/A  0.92%*

--------------------------------------------------------------------------------

* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
** Prior to 05/01/2003, broker rebates were excluded from the calculation of the expense limitation.
N/A Not applicable
(a) Net investment income per share was calculated using average shares outstanding.

  THIRD AVENUE SMALL CAP VALUE PORTFOLIO



                                                         FOR THE YEARS ENDED DECEMBER 31,
                                                      ---------------------------------------
CLASS B                                               2007(A) 2006(A) 2005(A) 2004(A) 2003(A)
---------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                   $17.41 $16.55  $14.37  $11.61   $8.28
                                                      ------- ------  ------  ------  ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                    0.13   0.21    0.10    0.06    0.05
NET REALIZED AND UNREALIZED GAINS (LOSSES)             (0.54)   1.91    2.12    3.02    3.38
                                                      ------- ------  ------  ------  ------
TOTAL FROM INVESTMENT OPERATIONS                       (0.41)   2.12    2.22    3.08    3.43
                                                      ------- ------  ------  ------  ------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                   (0.17) (0.08)      --  (0.04)  (0.03)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS          (1.15) (1.18)  (0.04)  (0.28)  (0.07)
                                                      ------- ------  ------  ------  ------
TOTAL DISTRIBUTIONS                                    (1.32) (1.26)  (0.04)  (0.32)  (0.10)
                                                      ------- ------  ------  ------  ------
NET ASSET VALUE, END OF PERIOD                         $15.68 $17.41  $16.55  $14.37  $11.61
                                                      ------- ------  ------  ------  ------
TOTAL RETURN                                          (3.02)% 13.13%  15.48%  26.50%  41.41%
                                                      ------- ------  ------  ------  ------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                $741.5 $573.8  $442.4  $435.5  $307.9
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES**                                              1.01%  1.05%   1.05%   1.07%   1.18%
NET INVESTMENT INCOME                                   0.76%  1.28%   0.64%   0.46%   0.49%
PORTFOLIO TURNOVER RATE                                 36.0%  12.1%   19.6%   11.3%   14.6%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                1.01%  1.05%   1.05%     N/A  1.13%*

--------------------------------------------------------------------------------

* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
** Prior to 05/01/2003, broker rebates were excluded from the calculation of the expense limitation.
N/A Not applicable
(a) Net investment income per share was calculated using average shares outstanding.

                                            VAN KAMPEN MID CAP GROWTH PORTFOLIO



                                                         FOR THE YEARS ENDED DECEMBER 31,
                                                      ---------------------------------------
CLASS A                                               2007(A) 2006(A) 2005(A) 2004(A) 2003(A)
---------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                  $10.44   $10.19  $10.43   $9.24   $6.78
                                                      ------  ------- ------- ------- -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME (LOSS)                            0.05   (0.01)  (0.04)  (0.04)  (0.05)
NET REALIZED AND UNREALIZED GAINS                       2.29     0.90    0.54    1.23    2.51
                                                      ------  ------- ------- ------- -------
TOTAL FROM INVESTMENT OPERATIONS                        2.34     0.89    0.50    1.19    2.46
                                                      ------  ------- ------- ------- -------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                      --       --      --      --      --
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS         (0.96)   (0.64)  (0.74)      --      --
                                                      ------  ------- ------- ------- -------
TOTAL DISTRIBUTIONS                                   (0.96)   (0.64)  (0.74)      --      --
                                                      ------  ------- ------- ------- -------
NET ASSET VALUE, END OF PERIOD                        $11.82   $10.44  $10.19  $10.43   $9.24
                                                      ------  ------- ------- ------- -------
TOTAL RETURN                                          23.84%    8.65%   4.71%  12.76%  36.43%
                                                      ------  ------- ------- ------- -------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                $29.6    $24.0   $21.5   $26.5   $27.6
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES*                                              0.88%    0.90%   0.90%   0.90%   0.90%
NET INVESTMENT INCOME (LOSS)                           0.46%  (0.08)% (0.35)% (0.43)% (0.57)%
PORTFOLIO TURNOVER RATE                                62.0%   226.6%  103.9%   99.5%  119.0%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                               0.88%    1.08%   0.99%   0.95%   1.04%

--------------------------------------------------------------------------------

(a) Net investment income (loss) per share was calculated using average shares outstanding.
* Prior to 05/01/2003, broker rebates were excluded from the calculation of the expense limitation.

  VAN KAMPEN MID CAP GROWTH PORTFOLIO



                                                         FOR THE YEARS ENDED DECEMBER 31,
                                                      ---------------------------------------
CLASS B                                               2007(A) 2006(A) 2005(A) 2004(A) 2003(A)
---------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                  $10.25   $10.04  $10.30   $9.16   $6.75
                                                      ------  ------- ------- ------- -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME (LOSS)                            0.02   (0.03)  (0.06)  (0.06)  (0.07)
NET REALIZED AND UNREALIZED GAINS                       2.24     0.88    0.54    1.20    2.48
                                                      ------  ------- ------- ------- -------
TOTAL FROM INVESTMENT OPERATIONS                        2.26     0.85    0.48    1.14    2.41
                                                      ------  ------- ------- ------- -------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                      --       --      --      --      --
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS         (0.96)   (0.64)  (0.74)      --      --
                                                      ------  ------- ------- ------- -------
TOTAL DISTRIBUTIONS                                   (0.96)   (0.64)  (0.74)      --      --
                                                      ------  ------- ------- ------- -------
NET ASSET VALUE, END OF PERIOD                        $11.55   $10.25  $10.04  $10.30   $9.16
                                                      ------  ------- ------- ------- -------
TOTAL RETURN                                          23.48%    8.37%   4.58%  12.45%  35.70%
                                                      ------  ------- ------- ------- -------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                $81.5    $54.8   $40.9   $36.0   $27.6
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES*                                              1.13%    1.15%   1.15%   1.15%   1.14%
NET INVESTMENT INCOME (LOSS)                           0.19%  (0.30)% (0.58)% (0.66)% (0.83)%
PORTFOLIO TURNOVER RATE                                62.0%   226.6%  103.9%   99.5%  119.0%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                               1.14%    1.34%   1.24%   1.20%   1.39%

--------------------------------------------------------------------------------

(a) Net investment income (loss) per share was calculated using average shares outstanding.
* Prior to 05/01/2003, broker rebates were excluded from the calculation of the expense limitation.

FOR MORE INFORMATION

If you would like more information about a Portfolio, the following documents are available to you free upon request:

ANNUAL/SEMI-ANNUAL REPORTS

Contain additional information about a Portfolio's performance. In a Portfolio's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION ("SAI")

Provides a fuller technical and legal description of the Portfolio's policies, investment restrictions, and business structure. The SAI is legally considered to be a part of this Prospectus.

IF YOU WOULD LIKE A COPY OF THE CURRENT VERSIONS OF THESE DOCUMENTS, OR OTHER INFORMATION ABOUT A PORTFOLIO, CONTACT:

                          MET INVESTORS SERIES TRUST
                                 5 PARK PLAZA
                                  SUITE 1900
                           IRVINE, CALIFORNIA 92614

                                1-800-848-3854

Free copies of the SAI and Annual and Semi-Annual Reports are available at the following website: www.metlifeinvestors.com

Information about a Portfolio, including the Annual and Semi-annual Reports and SAI, may also be obtained from the Securities and Exchange Commission ("SEC"):

[_] IN PERSONReview and copy documents in the SEC's Public Reference Room in Washington, D.C. (for information call 202-551-8090).

[_] ON LINE  Retrieve information from the EDGAR database on the SEC's web site at: http://www.sec.gov.

[_] BY MAIL  Request documents, upon payment of a duplicating fee, by writing to SEC, Public Reference Section, Washington, D.C. 20549 or by e-mailing the SEC at publicinfo@sec.gov.

                             SEC FILE # 811-10183

                                 MET INVESTORS
                            S E R I E S   T R U S T




                    Met/AIM Capital Appreciation Portfolio

                       Dreman Small Cap Value Portfolio

                           Lazard Mid Cap Portfolio

                    MFS(R) Research International Portfolio

                  Oppenheimer Capital Appreciation Portfolio

                   PIMCO Inflation Protected Bond Portfolio

                      Van Kampen Mid Cap Growth Portfolio

                      Class A, Class B and Class E Shares

                                __PROSPECTUS__

                                APRIL 28, 2008




Like all securities, these securities have not been approved or disapproved by the Securities and Exchange Commission, nor has the Securities and Exchange Commission passed upon the accuracy or adequacy of this Prospectus.
           Any representation to the contrary is a criminal offense.

                           ____TABLE OF CONTENTS____


           INTRODUCTION                                       3
              Understanding the Trust                         3
              Understanding the Portfolios                    3

           THE PORTFOLIOS                                     5

             INVESTMENT SUMMARY                               5
              Met/AIM Capital Appreciation Portfolio          6
              Dreman Small Cap Value Portfolio                10
              Lazard Mid Cap Portfolio                        13
              MFS(R) Research International Portfolio         17
              Oppenheimer Capital Appreciation Portfolio      21
              PIMCO Inflation Protected Bond Portfolio        24
              Van Kampen Mid Cap Growth Portfolio             29

             PRIMARY RISKS OF INVESTING IN THE PORTFOLIOS     33
             ADDITIONAL INVESTMENT STRATEGIES                 37
             MANAGEMENT                                       48
              The Manager                                     49
              The Advisers                                    50
              Distribution Plans                              56

           YOUR INVESTMENT                                    56
              Shareholder Information                         56
              Dividends, Distributions and Taxes              57
              Sales and Purchases of Shares                   58

           FINANCIAL HIGHLIGHTS                               62

           FOR MORE INFORMATION                           Back Cover

INTRODUCTION

UNDERSTANDING THE TRUST

Met Investors Series Trust (the "Trust") is an open-end management investment company that offers a selection of fifty-two managed investment portfolios or mutual funds, only seven of which are offered through this Prospectus (the "Portfolios"). Each of the seven Portfolios described in this Prospectus has its own investment objective designed to meet different investment goals. Please see the Investment Summary section of this Prospectus for specific information on each Portfolio.

  INVESTING THROUGH A VARIABLE INSURANCE CONTRACT

  Class A, Class B and Class E shares of the Portfolios, as applicable, are currently only sold to separate accounts of Metropolitan Life Insurance Company and certain of its affiliates (collectively, "MetLife" or the "Insurance Companies") to fund the benefits under certain individual flexible premium variable life insurance policies and individual and group variable annuity contracts (collectively, "Contracts"). As a Contract owner, your premium payments are allocated to one or more of the Portfolios in accordance with your Contract.

  A particular Portfolio or class of a Portfolio of the Trust may not be available under the Contract you have chosen. The prospectus for the Contracts shows the Portfolios and classes available to you. Please read this Prospectus carefully before selecting a Portfolio. It provides information to assist you in your decision. If you would like additional information about a Portfolio, please request a copy of the Statement of Additional Information ("SAI"). For details about how to obtain a copy of the SAI and other reports and information, see the back cover of this Prospectus. The SAI is incorporated by reference into this Prospectus.

  Some of the Portfolios have names and investment objectives that are very similar to certain publicly available mutual funds that are managed by the same investment advisers. The Portfolios in this Prospectus are not those publicly available mutual funds and will not have the same performance. Different performance will result from such factors as different implementation of investment policies, different investment restrictions, different cash flows into and out of the Portfolios, different fees, and different asset sizes.

UNDERSTANDING THE PORTFOLIOS

After this Introduction you will find an Investment Summary for each Portfolio. Each Investment Summary presents important facts about a Portfolio, including information about its investment objective, principal investment strategy, primary risks, fees and expenses and past performance.

Each of the Portfolios falls into one of two categories of funds: equity funds and fixed income funds. A particular type of Portfolio may be more appropriate for you depending upon your investment needs.


 PLEASE SEE THE CONTRACT PROSPECTUS FOR A DETAILED EXPLANATION OF YOUR CONTRACT.

DESCRIPTION OF TYPES OF FUNDS:

  EQUITY FUNDS

  Although they may involve more risk, historically, equity securities such as common stocks have offered higher returns than bonds or other investments over the long term. A domestic equity fund principally invests in equity securities of U.S. companies and may also, to a minor extent, invest in securities of companies located outside the United States. An international equity fund principally invests in the equity securities of companies located outside the United States.

  FIXED INCOME FUNDS

  Fixed income securities are securities that pay a specified rate of return. Historically, fixed income funds are not as volatile as equity funds. These funds may lend stability to a portfolio made up primarily of stocks.

--------------------------------------------------------------------------------

BEFORE YOU CHOOSE A PORTFOLIO, PLEASE CONSIDER...

All of the Portfolios involve risk, but there is also the potential for reward. You can lose money--and you can make money. The Portfolios are structured so that each offers a different degree of risk and reward than others.

WHAT RISK/REWARD LEVEL IS FOR YOU? ASK YOURSELF THE FOLLOWING:

(1) HOW WELL DO I HANDLE FLUCTUATIONS IN MY ACCOUNT VALUE?

    The greater the degree of risk for a Portfolio, the more its price is likely to move up and down on a day to day basis. If this makes you uncomfortable, you may prefer an investment that is less risky and that may not fluctuate in price as much.

(2) AM I LOOKING FOR A HIGHER RATE OF RETURN?

    Generally, the higher the potential return, the higher the risk. If you find the potential to make money is worth the possibility of losing more, then a Portfolio with higher risk may be right for you.

A final note: These Portfolios are designed for long-term investment.

                                THE PORTFOLIOS

INVESTMENT SUMMARY

Each Portfolio's summary discusses the following:

    INVESTMENT OBJECTIVE
    What is the Portfolio's investment goal?

    PRINCIPAL INVESTMENT STRATEGY
    How does the Portfolio attempt to achieve its investment goal? What types of investments does it contain? What style of investing and investment philosophy does it follow?

    PRIMARY RISKS
    What are the specific risks of investing in the Portfolio?

    PAST PERFORMANCE
    How well has the Portfolio performed over time?

    FEES AND EXPENSES
    What is the cost of investing in the Portfolio?

In addition to its principal investment strategy, each Portfolio may invest in various types of securities and engage in various investment techniques and practices which are not the principal focus of the Portfolio and therefore are not described in the Investment Summary section of the Prospectus. These other securities and investment techniques and practices in which a Portfolio may engage, together with their risks, are briefly discussed in "Additional Investment Strategies" in this Prospectus.

Following the Investment Summary is the section entitled "Primary Risks of Investing in the Portfolios" which lists some of the factors that may affect the value of a Portfolio's investments.

The SAI provides more detailed information regarding the various types of securities that a Portfolio may purchase and certain investment techniques and practices of its Adviser.

The Contracts may be sold by banks. AN INVESTMENT IN A PORTFOLIO OF THE TRUST THROUGH A CONTRACT IS NOT A DEPOSIT OR OBLIGATION OF, OR GUARANTEED BY, ANY BANK, AND IS NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY OF THE U.S. GOVERNMENT.


 EACH PORTFOLIO IN THIS PROSPECTUS IS A MUTUAL FUND: A POOLED INVESTMENT THAT IS PROFESSIONALLY MANAGED AND THAT GIVES YOU THE OPPORTUNITY TO PARTICIPATE IN FINANCIAL MARKETS. EACH PORTFOLIO STRIVES TO REACH ITS STATED INVESTMENT OBJECTIVE, WHICH CAN BE CHANGED WITHOUT SHAREHOLDER APPROVAL. AS WITH ALL MUTUAL FUNDS, THERE IS NO GUARANTEE THAT A PORTFOLIO WILL ACHIEVE ITS INVESTMENT OBJECTIVE.

 A PORTFOLIO'S ADVISER MAY SELL A PORTFOLIO SECURITY WHEN THE VALUE OF THE INVESTMENT REACHES OR EXCEEDS ITS ESTIMATED FAIR VALUE, TO TAKE ADVANTAGE OF MORE ATTRACTIVE INVESTMENT OPPORTUNITIES, WHEN THE ISSUER'S INVESTMENT FUNDAMENTALS BEGIN TO DETERIORATE, WHEN THE PORTFOLIO MUST MEET REDEMPTIONS, OR FOR OTHER INVESTMENT REASONS.

                    MET/AIM CAPITAL APPRECIATION PORTFOLIO

INVESTMENT OBJECTIVE:

Capital appreciation.

PRINCIPAL INVESTMENT STRATEGY:

The Portfolio invests principally in common stocks of domestic and foreign companies the Adviser believes are likely to benefit from new or innovative products, services or processes, as well as those that have experienced above-average, long-term growth in earnings and have excellent prospects for future growth. The Portfolio will not invest more than 25% of its total assets in foreign securities.

The Adviser is not constrained to any particular investment style. The Portfolio may tend to buy "growth" stocks or "value" stocks. In selecting companies for investment, the Adviser looks for companies with increasing market share, experienced and effective management and competitive advantage. The Portfolio may invest in small, relatively new or unseasoned companies. The Portfolio may also purchase call options, which are derivatives, but not for speculative purposes, and write covered call options on no more than 20% of the value of its net assets.

PRIMARY RISKS:

The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail starting on page 33, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:

  .  Market risk

  .  Market capitalization risk

  .  Investment style risk

  .  Foreign investment risk

The Portfolio's investments in derivatives can significantly increase the Portfolio's exposure to market risk and credit risk of the counterparty. Derivatives also involve the risk of mispricing or improper valuation, and the risk that changes in the value of the derivative may not correlate perfectly with the relevant assets, rates or indices.

PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

The performance shown below is the performance of the Portfolio's Class A shares, the Portfolio's oldest Class. The historical performance shown for the Portfolio's Class A shares is the performance of the Portfolio's predecessor funds managed by the Adviser using the same investment objective and strategy as the Portfolio. On July 1, 2005, substantially all of the assets of the AIM Capital Appreciation Portfolio of Travelers Series Fund, Inc. were transferred to the AIM Capital Appreciation Portfolio, a series of The Travelers Series Trust. The assets of the AIM Capital Appreciation Portfolio of The Travelers Series Trust were transferred to the Portfolio on May 1, 2006. The performance shown below for the Portfolio's Class A shares prior to May 1, 2006 is the historical performance of the AIM Capital Appreciation Portfolio of The Travelers Series Trust (from July 1, 2005 through April 30, 2006) and of the AIM Capital Appreciation Portfolio of Travelers Series Fund, Inc. (from January 1, 1996 through June 30, 2005).

The bar chart below shows you the performance of the Portfolio's Class A shares for the last ten calendar years and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart.


Year-by-Year Total Return as of 12/31 of Each Year

                                    [CHART]

  98      99      00      01      02      03      04      05      06      07
------  ------  ------  ------  ------  ------  ------  ------  ------  ------
17.21% 42.96%  -10.40%  -23.76% -23.87%  29.31%  6.50%  8.73%   6.88%   11.92%

High Quarter: 4th-1999  +35.92%
Low Quarter:  3rd-2001  -23.04%






 PORTFOLIO MANAGEMENT:

..  Invesco Aim Capital Management, Inc. see page 51

..  For financial highlights see page 62

The table below compares the Portfolio's Class A and Class E shares' average annual compounded total returns for the 1-, 5- and 10-year periods and since inception through 12/31/07, as applicable, with the S&P 500 Index and with the Russell 1000 Growth Index. The S&P 500 Index is a widely recognized unmanaged index that measures the stock performance of 500 large- and medium-sized companies and is often used to indicate the performance of the overall stock market. The Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.

      Average Annual Total Return as of 12/31/07
-------------------------------------------------------
                                      Since   Inception
              1 Year 5 Year 10 Year Inception   Date
------------- ------ ------ ------- --------- ---------
Class A       11.92% 12.36%  4.55%      --          --
Class E          --     --     --     4.21%    4/28/07
S&P 500 Index  5.49% 12.83%  5.91%      --
Russell 1000
 Growth Index 11.81% 12.10%  3.83%      --

FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2007 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                          Class A Class E
---------------------------------------------------------
Management Fee*                            0.76%   0.76%
---------------------------------------------------------
12b-1 Fees                                 None    0.15%
---------------------------------------------------------
Other Expenses                             0.10%   0.10%
---------------------------------------------------------
Total Annual Portfolio Operating Expenses  0.86%   1.01%
---------------------------------------------------------

        * Met Investors Advisory, LLC (the "Manager") has agreed that any advisory fee waivers received from the Portfolio's Adviser commencing May 1, 2006 will be passed on to the Portfolio in the form of a voluntary fee waiver. For purposes of calculating the Adviser's fee, the assets of the Portfolio and the assets of the Met/AIM Small Cap Growth Portfolio of the Trust are aggregated. Including the voluntary fee waiver, the management fee for the year ended December 31, 2007 was 0.74%.

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES

         Class A  Class E
--------------------------
1 Year   $     88 $    104
--------------------------
3 Years  $    275 $    323
--------------------------
5 Years  $    479 $    560
--------------------------
10 Years $  1,064 $  1,241
--------------------------

                       DREMAN SMALL CAP VALUE PORTFOLIO

INVESTMENT OBJECTIVE:

Capital appreciation.

PRINCIPAL INVESTMENT STRATEGY:

The Portfolio normally invests at least 80% of its assets in common stocks and other equity securities of small U.S. companies. The Portfolio defines a small company as one with a market capitalization at the time of investment that is no greater than the typical largest market capitalization of a company in the Russell 2000 Value Index (the "Index"). The size of companies in the Index changes with market conditions and the composition of the Index. As of February 29, 2008, the largest market capitalization of a company in the Index was $6.8 billion.

The Adviser focuses its stock selection process on small companies with below market price-to-earnings ratios. The Adviser also identifies value opportunities in small companies by low price compared to book value, cash flow and yield. Individual companies are analyzed to identify those that are fundamentally sound and appear to have strong potential for earnings and dividend growth over the Index.

From the remaining group of stocks, the Adviser then completes its fundamental analysis and purchases for the Portfolio what are believed to be the most attractive stocks, drawing on analysis of economic outlooks or various industries. The Adviser may favor companies from different industries at different times, which leads to sector and industry over and under weights in the Portfolio relative to the Index. Even so, diversification is an important characteristic of the Adviser's investment philosophy.

The Portfolio may invest up to 15% of its assets in real estate investment trusts.

PRIMARY RISKS:

The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail starting on page 33, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate.

  .  Market risk

  .  Market capitalization risk

  .  Investment style risk

  .  Real estate investment risk

PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

The performance shown below is the performance of the Portfolio's Class A shares, the Portfolio's only Class outstanding prior to April 28, 2008. Class B shares of the Portfolio are first being offered on April 28, 2008. The historical performance shown for the Portfolio's Class A shares prior to May 1, 2006 is the performance of the Portfolio's predecessor fund managed both by the Adviser using the same investment objective and strategy as the Portfolio and by another investment adviser using the same investment objective as the Portfolio but a different (quantitative) investment strategy. The assets of the Style Focus Series: Small Cap Value Portfolio of The Travelers Series Trust were transferred to the Portfolio on May 1, 2006. The performance shown below for the Portfolio's Class A shares prior to May 1, 2006 is the historical performance of the Style Focus Series: Small Cap Value Portfolio of The Travelers Series Trust (from May 1, 2005 to April 30, 2006).

The bar chart below shows you the performance of the Portfolio's Class A shares for each full calendar year since inception and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart.


               Year-by-Year Total Return as of 12/31 of Each Year

                                    [CHART]

                             06                  07
                            -----              -----
                            24.23%             -0.97%

High Quarter:   1st - 2006      +14.30%
Low Quarter:    4th - 2007       -4.70%

The table below compares the Portfolio's Class A shares average annual compounded total returns for the 1-year period and since inception through 12/31/07 with the Russell 2000 Value Index, an unmanaged index that measures the stock performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.

    Average Annual Total Return as of 12/31/07
---------------------------------------------------
                                  Since   Inception
                         1 Year Inception   Date
------------------------ ------ --------- ---------
Class A                  -0.97%   13.35%   5/2/05
Russell 2000 Value Index -9.78%    9.73%*
* Index performance is from 4/30/05.

For information on Dreman Value Management, LLC's prior performance with a comparable fund, see page 51.



 PORTFOLIO MANAGEMENT:

..  Dreman Value Management, LLC see page 51

..  For financial highlights see page 64

FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2007, as adjusted to assume that current contractual fees and expenses were in effect for all of 2007, and are expressed as a percentage of the Portfolio's average daily net assets. The amounts for the Class B shares of the Portfolio are based on the expenses of the Portfolio's Class A shares, as adjusted to include applicable 12b-1 fees. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                           Class A Class B
------------------------------------------ ------- -------
Management Fee                              0.79%   0.79%
----------------------------------------------------------
12b-1 Fees                                  None    0.25%
----------------------------------------------------------
Other Expenses                              0.13%   0.13%
----------------------------------------------------------
Total Annual Portfolio Operating Expenses*  0.92%   1.17%
----------------------------------------------------------

        * The Manager and the Trust have entered into an Expense Limitation Agreement whereby the total Annual Portfolio Operating Expenses for the Class A and Class B shares of the Portfolio will not exceed 1.10% and 1.35%, respectively, for the period ended April 30, 2009 and in any year in which the Agreement is in effect. Under certain circumstances, any fees waived or expenses reimbursed by the Manager may, with the approval of the Trust's Board of Trustees, be repaid to the Manager.

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same and that all expense limitations remain in effect only for the period ended April 30, 2009. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES

         Class A  Class B
--------------------------
1 Year   $     94 $    120
--------------------------
3 Years  $    295 $    374
--------------------------
5 Years  $    511 $    647
--------------------------
10 Years $  1,135 $  1,427
--------------------------

                           LAZARD MID CAP PORTFOLIO

INVESTMENT OBJECTIVE:

Long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGY:

The Portfolio seeks to meet its objective by investing, normally, at least 80% of its net assets in equity securities, including convertible securities, of mid-cap companies. In complying with this 80% investment requirement, the Portfolio's investments may include synthetic instruments. Synthetic instruments are investments that have economic characteristics similar to the Portfolio's direct investments, and may include warrants, futures, options, exchange-traded funds and American Depositary Receipts. The Portfolio considers a company to be a mid-cap company if it has a market capitalization, at the time of purchase, within the range of the largest and smallest capitalized companies included in the Russell Midcap Index during the most recent 11-month period (based on month-end data) plus the most recent data during the current month.

The Portfolio may invest up to 20% of its net assets in equity securities of companies in other market capitalization ranges and in investment grade debt securities. The Portfolio may also invest up to 25% of its total assets in foreign securities. For risk management purposes, the Portfolio may hold a portion of its assets in cash or cash equivalents, including money market instruments.

In selecting investments, the portfolio managers seek to identify those companies that are, in their view, undervalued relative to current or projected earnings, or the current market value of assets owned by the company. The primary emphasis of the portfolio managers' search for undervalued equity securities is in four categories: (1) out-of-favor cyclical growth companies;
(2) established growth companies that are undervalued compared to historical relative valuation parameters; (3) companies where there is early but tangible evidence of improving prospects which are not yet reflected in the value of the companies' equity securities; and (4) companies whose equity securities are selling at prices that do not yet reflect the current market value of their assets.

PRIMARY RISKS:

The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail starting on page 33, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:

  .  Market risk

  .  Foreign investment risk

  .  Market capitalization risk

  .  Investment style risk

 PORTFOLIO MANAGEMENT:

..  Lazard Asset Management LLC see page 52

..  For financial highlights see page 65


The Portfolio's investments in derivatives can significantly increase the Portfolio's exposure to market risk or credit risk of the counterparty. Derivatives can also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the relevant assets, rates and indices.

PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

The bar chart below shows you the performance of the Portfolio's Class B shares, the Portfolio's oldest Class, for each full calendar year since its inception and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart. Effective December 19, 2005, Lazard Asset Management LLC became the Portfolio's Adviser. Investment performance information prior to that date is attributable to the Portfolio's former investment adviser.

               Year-by-Year Total Return as of 12/31 of Each Year

                                    [CHART]

                    02       03      04      05      06      07
                  -------  ------  ------  ------  ------  ------
                  -10.82%  26.03%  14.32%   8.06%  14.67%  -2.71%

                      High Quarter: 2nd - 2003 +15.66%
                      Low Quarter:  3rd - 2002 -14.33%

The table below compares the Portfolio's Class A, Class B and Class E shares' average annual compounded total returns for the 1- and 5-year periods and from inception through 12/31/07 with the Russell Midcap Index. The Russell Midcap Index measures the performance of the 800 companies in the Russell 1000 Index with the lowest market capitalization. These companies are considered representative of medium-sized companies. The median market capitalization was approximately $3.99 billion as of January 31, 2008. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.

      Average Annual Total Return as of 12/31/07
---------------------------------------------------------------
                                               Since   Inception
                          1 Year     5 Years Inception   Date
  --------------------    ---------- ------- --------- ---------
Class A                   -2.47%      11.96%    7.91%    1/2/02
Class B                   -2.71%      11.72%    9.01%   10/9/01
Class E                   -2.64%      11.82%    7.09%    4/1/02
Russell Midcap Index       5.60%      18.21%   14.00%*
* Index performance is from 10/1/01.

For information on Lazard Asset Management LLC's prior performance with a comparable fund, see page 53.

FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2007 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                           Class A Class B Class E
------------------------------------------ ------- ------- -------
Management Fee                              0.69%   0.69%   0.69%
------------------------------------------------------------------
12b-1 Fees                                  None    0.25%   0.15%
------------------------------------------------------------------
Other Expenses                              0.07%   0.06%   0.06%
------------------------------------------------------------------
Total Annual Portfolio Operating Expenses*  0.76%   1.00%   0.90%
------------------------------------------------------------------

        * The Manager and the Trust have entered into an Expense Limitation Agreement whereby the total Annual Portfolio Operating Expenses for the Class A, Class B and Class E shares of the Portfolio will not exceed 0.80%, 1.05% and 0.95%, respectively, for the period ended April 30, 2009 and in any year in which the Agreement is in effect. Under certain circumstances, any fees waived or expenses reimbursed by the Manager may, with the approval of the Trust's Board of Trustees, be repaid to the Manager.

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same and that all expense limitations remain in effect only for the period ended April 30, 2009. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES

         Class A  Class B  Class E
-----------------------------------
1 Year   $     78 $    103 $     92
-----------------------------------
3 Years  $    244 $    320 $    288
-----------------------------------
5 Years  $    424 $    555 $    500
-----------------------------------
10 Years $    945 $  1,229 $  1,112
-----------------------------------

                    MFS(R) RESEARCH INTERNATIONAL PORTFOLIO

INVESTMENT OBJECTIVE:

Capital appreciation.

PRINCIPAL INVESTMENT STRATEGY:

The Portfolio normally invests its assets primarily in foreign equity securities, including emerging market equity securities.

The Portfolio may invest a relatively high percentage of its assets in a single country, a small number of countries, or a particular geographic region.

In selecting investments for the Portfolio, the Portfolio's Adviser is not constrained to any particular investment style. The Portfolio's Adviser may invest the Portfolio's assets in the stocks of companies it believes to have above average earnings growth potential compared to other companies (growth companies), in the stocks of companies it believes are undervalued compared to their perceived worth (value companies), or in a combination of growth and value companies.

The Portfolio may invest in companies of any size.

A team of investment research analysts selects investments for the Portfolio. The Portfolio's Adviser allocates the Portfolio's assets to analysts by broad market sectors. The Adviser uses a bottom-up approach in buying and selling investments for the Portfolio.

Investments are selected primarily based on fundamental analysis of issuers and their potential in light of their current financial condition and industry position, and market, economic, political, and regulatory conditions. Factors considered may include analysis of earnings, cash flows, competitive position, and management ability. Quantitative analysis of these and other factors may also be considered.

PRIMARY RISKS:

The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail starting on page 33, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:

  .  Market risk

  .  Foreign investment risk

  .  Market capitalization risk

  .  Investment style risk

The Portfolio may invest a substantial amount of its assets in issuers located in a single country, a limited number of countries, or a particular geographic region. If the Portfolio focuses its investments in this manner, it assumes the risk that economic, political and social conditions in those countries or regions will have a significant impact on its investment performance.

 PORTFOLIO MANAGEMENT:

..  Massachusetts Financial Services Company see page 53

..  For financial highlights see page 68


In addition, investments in emerging markets include all of the risks of investments in foreign securities and are subject to severe price declines. The economic and political structures of developing nations, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity. Such countries may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners and economics based on only a few industries. For these reasons, all of the risks of investing in foreign securities are heightened by investing in emerging markets countries. The markets of developing countries have been more volatile than the markets of developed countries with more mature economies. These markets often have provided significantly higher or lower rates of return than developed markets, and significantly greater risks, to investors.

PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

The bar chart below shows you the performance of the Portfolio's Class B shares, the Portfolio's oldest Class, for each full calendar year since its inception and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart.

               Year-by-Year Total Return as of 12/31 of Each Year

                                    [CHART]


   02     03       04      05       06       07
-------  ------  ------  ------   ------   ------
-11.80%  32.04%  19.56%  16.42%   26.56%   13.29%

High Quarter: 4th - 2003 +15.97%
Low Quarter:  3rd - 2002 -14.58%

The table below compares the Portfolio's Class A, Class B and Class E shares' average annual compounded total returns for the 1- and 5-year periods and from inception through 12/31/07 with the Morgan Stanley Capital International Europe, Australia and Far East ("MSCI EAFE") Index, a widely recognized unmanaged index which is an aggregate of 15 individual country indices that collectively represent many of the major markets of the world, and the MSCI ACWI (All Country World Index), a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. As of June 2007 the MSCI ACWI consisted of 48 country indices comprising 23 developed and 25 emerging market country indices. The developed market country indices included are: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States. The emerging market country indices included are: Argentina, Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Israel, Jordan, Korea, Malaysia, Mexico, Morocco, Pakistan, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand, and Turkey. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.

       Average Annual Total Return as of 12/31/07
---------------------------------------------------------
                                        Since   Inception
                       1 Year 5 Years Inception   Date
---------------------- ------ ------- --------- ---------
Class A                13.60%  21.65%   11.74%    5/1/01
Class B                13.29%  21.39%   10.37%   2/12/01
Class E                13.38%  21.49%   15.54%  10/31/01
MSCI EAFE Index        11.63%  22.08%    8.90%*
MSCI All Country World
 (Ex.-U.S.) Index      17.12%  24.52%   10.75%*
*Index performance is from 2/1/01.

FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2007 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                          Class A Class B Class E
-----------------------------------------------------------------
Management Fee                             0.70%   0.70%   0.70%
-----------------------------------------------------------------
12b-1 Fees                                 None    0.25%   0.15%
-----------------------------------------------------------------
Other Expenses                             0.09%   0.09%   0.09%
-----------------------------------------------------------------
Total Annual Portfolio Operating Expenses  0.79%   1.04%   0.94%
-----------------------------------------------------------------

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES

         Class A  Class B  Class E
-----------------------------------
1 Year   $     81 $    107 $     96
-----------------------------------
3 Years  $    253 $    333 $    301
-----------------------------------
5 Years  $    440 $    577 $    522
-----------------------------------
10 Years $    981 $  1,276 $  1,159
-----------------------------------

                  OPPENHEIMER CAPITAL APPRECIATION PORTFOLIO

INVESTMENT OBJECTIVE:

Capital appreciation.

PRINCIPAL INVESTMENT STRATEGY:

The Portfolio invests mainly in common stocks of "growth companies". These may be newer companies or established companies of any capitalization range that the Adviser believes may appreciate in value over the long term. The Portfolio currently focuses mainly on mid-cap and large-cap domestic companies. The Portfolio may also purchase the securities of foreign issuers.

In deciding what securities to buy or sell, the Portfolio's Adviser looks for growth companies that are believed to have reasonably priced stock in relation to overall stock market valuations. The Adviser focuses on factors that may vary in particular cases and over time in seeking broad diversification of the Portfolio's investments among industries and market sectors. Currently, the Adviser looks for:

  .  Companies with above-average growth potential

  .  Stocks with reasonable valuations relative to their growth potential

  .  Growth rates that the Adviser believes are sustainable over time

PRIMARY RISKS:

The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail starting on page 33, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:

  .  Market risk

  .  Foreign investment risk

  .  Market capitalization risk

  .  Investment style risk

In addition, investments in emerging markets include all of the risks of investments in foreign securities and are subject to severe price declines. The economic and political structures of developing nations, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity. Such countries may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners and economies based on only a few industries. For these reasons, all of the risks of investing in foreign securities are heightened by investing in emerging markets countries. The markets of developing countries have been more volatile than the markets of developed countries with more mature economies. These markets often have provided significantly higher or lower rates of return than developed markets, and significantly greater risks, to investors.

 PORTFOLIO MANAGEMENT:

..  OppenheimerFunds, Inc. see page 54

..  For financial highlights see page 71

PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

The bar chart below shows you the performance of the Portfolio's Class B shares, the Portfolio's oldest Class, for each full calendar year since its inception and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart.

Year-by-Year Total Return as of 12/31 of Each Year

                                    [CHART]

  02        03       04       05       06        07
-------   ------   ------   ------   ------    ------
-24.73%   28.53%    6.40%    4.71%    7.62%    14.29%

High Quarter: 2nd-2003  +14.54%
Low Quarter:  2nd-2002  -15.52%


The table below compares the Portfolio's Class A, Class B and Class E shares' average annual compounded total returns for the 1- and 5-year periods, as applicable, and from inception through 12/31/07 with the S&P 500 Index and the Russell 1000 Growth Index. The S&P 500 Index is a widely recognized unmanaged index that measures the stock performance of 500 large- and medium-sized companies and is often used to indicate the performance of the overall stock market. The Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.

             Average Annual Total Return as of 12/31/07
--------------------------------------------------------------------
                                                   Since   Inception
                                   1 Year 5 Year Inception   Date
---------------------------------- ------ ------ --------- ---------
Class A                            14.45% 12.22%    5.06%    1/2/02
Class B                            14.29% 11.99%    1.88%   2/12/01
Class E                            14.48%    --    12.08%    5/1/05
S&P 500 Index                       5.49% 12.83%    2.82%*
Russell 1000 Growth Index          11.81% 12.10%   -0.73%*
*Index performance is from 2/1/01.

FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2007, and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                           Class A Class B Class E
------------------------------------------------------------------
Management Fee                              0.58%   0.58%   0.58%
------------------------------------------------------------------
12b-1 Fees                                  None    0.25%   0.15%
------------------------------------------------------------------
Other Expenses                              0.04%   0.06%   0.07%
------------------------------------------------------------------
Total Annual Portfolio Operating Expenses*  0.62%   0.89%   0.80%
------------------------------------------------------------------

        * The Manager and the Trust have entered into an Expense Limitation Agreement whereby the total Annual Portfolio Operating Expenses for the Class A, B and E shares of the Portfolio will not exceed 0.75%, 1.00% and 0.90%, respectively, for the period ended April 30, 2009 and in any year in which the Agreement is in effect. Under certain circumstances, any fees waived or expenses reimbursed by the Manager may, with the approval of the Trust's Board of Trustees, be repaid to the Manager.

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same and that all expense limitations remain in effect only for the period ended April 30, 2009. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES

                                        Class A  Class B  Class E
              ---------------------------------------------------
              1 Year                    $     64 $     91    $ 82
              ---------------------------------------------------
              3 Years                   $    199 $    285    $256
              ---------------------------------------------------
              5 Years                   $    347 $    495    $446
              ---------------------------------------------------
              10 Years                  $    776 $  1,100    $993
              ---------------------------------------------------

                   PIMCO INFLATION PROTECTED BOND PORTFOLIO

INVESTMENT OBJECTIVE:

Maximum real return, consistent with preservation of capital and prudent investment management.

PRINCIPAL INVESTMENT STRATEGY:

The Portfolio seeks to achieve its investment objective by investing under normal circumstances at least 80% of its net assets in inflation-indexed bonds of varying maturities issued by the U.S. and non-U.S. governments, their agencies or instrumentalities, and corporations (either through cash market purchases, forward commitments or derivative instruments). Inflation-indexed bonds are fixed income securities that are structured to provide protection against inflation. The value of the bond's principal or the interest income paid on the bond is adjusted to track changes in an official inflation measure. Inflation-indexed bonds issued by a foreign government are generally adjusted to reflect a comparable inflation index, calculated by that government. The average portfolio duration of the Portfolio normally will vary within (plus or minus) three years of the duration of the Lehman Brothers Global Real: U.S. TIPS Bond Index.

Principal investments may include inflation-indexed bonds and other fixed income securities issued by the U.S. government or its subdivisions, agencies or government-sponsored enterprises, non-U.S. governments or their subdivisions, agencies or government-sponsored enterprises, and U.S. and foreign companies including mortgage-related securities, stripped mortgage-related securities; corporate bonds and notes; asset-backed securities; money market instruments; structured notes such as hybrid or "indexed" securities and event-linked bonds; loan participations and assignments; delayed funding loans; revolving credit facilities; debt securities issued by states or local governments and their agencies, authorities and other government-sponsored enterprises; and obligations of international agencies or supranational entities. The Portfolio also may invest up to 30% of its total assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar denominated securities of foreign issuers. The Portfolio may invest up to 10% of its total assets in securities and instruments that are economically tied to emerging market countries. Foreign currency exposure (from non-U.S. dollar denominated securities or currencies) normally will be limited to 20% of the Portfolio's total assets.

The Portfolio may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities. The Portfolio may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques such (such as buy backs or dollar rolls). In addition, the Portfolio may engage in forward commitments, when issued and delayed delivery securities transactions.

PRIMARY RISKS:

The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail starting on page 33, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate.

  .  Market risk

  .  Interest rate risk

  .  Credit risk

  .  Foreign investment risk

  .  High yield debt security risk

In addition, investments in emerging markets include all of the risks of investments in foreign securities and are subject to severe price declines. The economic and political structures of developing nations, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity. Such countries may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners and economies based on only a few industries. For these reasons, all of the risks of investing in foreign securities are heightened by investing in emerging markets countries. The markets of developing countries have been more volatile than the markets of developed countries with more mature economies. These markets often have provided significantly higher or lower rates of return than developed markets, and significantly greater risks, to investors.

Mortgage-related securities may be issued or guaranteed by the U.S. Government, its agencies or instrumentalities or may be issued by private issuers and as such are not guaranteed by the U.S. Government, its agencies or instrumentalities. Like other debt securities, changes in interest rates generally affect the value of a mortgage-backed security. Additionally, some mortgage-backed securities may be structured so that they may be particularly sensitive to interest rates.

Investments in mortgage-related securities are also subject to special risks of prepayment. Prepayment risk occurs when the issuer of a security can prepay the principal prior to the security's maturity. Securities subject to prepayment risk, including the collateralized mortgage-obligations and other mortgage-related securities that the Portfolio can buy, generally offer less potential for gains when prevailing interest rates decline, and have greater potential for loss when interest rates rise depending upon the coupon of the underlying securities. The impact of prepayments on the price of a security may be difficult to predict and may increase the volatility of the price. In addition, early repayment of mortgages underlying these securities may expose the Portfolio to a lower rate of return when it reinvests the principal. Further, the Portfolio may buy mortgage-related securities at a premium. Accelerated prepayments on those securities could cause the Portfolio to lose a portion of its principal investment represented by the premium the Portfolio paid.

If interest rates rise rapidly, prepayments may occur at slower rates than expected, which could have the effect of lengthening the expected maturity of a short- or medium-term security. That could cause its value to fluctuate more widely in response to changes in interest rates. In turn, this could cause the value of the Portfolio's shares to fluctuate more.

Non-mortgage asset-backed securities are not issued or guaranteed by the U.S. Government or its agencies or government-sponsored entities. In the event of a failure of these securities or of mortgage-related securities issued by private issuers to pay interest or repay principal, the assets backing these securities such as automobiles or credit card receivables may be insufficient to support the payments on the securities.

The Portfolio's investments in derivatives can significantly increase the Portfolio's exposure to market risk or credit risk of the counterparty. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the relevant assets, rates and indices.

The use of credit default transactions is a highly specialized activity that involves investment techniques and risks that are different from those associated with ordinary portfolio securities transactions. If the Adviser is incorrect in its forecasts of the interest rates, currency exchange rates or market values or its assessments of the credit risks, relevant to these transactions that it enters, the investment performance of the Portfolio may be less favorable than it would have been if the Portfolio had not entered into them.

Because these arrangements are bi-lateral agreements between the Portfolio and its counterparty, each party is exposed to the risk of default by the other. In addition, they may involve a small investment of cash compared to the risk assumed with the result that small changes may produce disproportionate and substantial gains or losses to the Portfolio. However, the Portfolio's obligations under swap agreements generally are collateralized by cash or government securities based on the amount by which the value of the payments that the Portfolio is required to pay exceed the value of the payments that its counterparty is required to make. The Portfolio segregates liquid assets equal to any difference between that excess and the amount of collateral that they are required to provide. Conversely, the Portfolio requires their counterparties to provide collateral on a comparable basis except in those instances in which the Adviser is satisfied with the claims paying ability of the counterparty without such collateral.

PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

The bar chart below shows you the performance of the Portfolio's Class B shares for each full calendar year since its inception and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart.

               Year-by-Year Total Return as of 12/31 of Each Year

                                    [CHART]

                       04        05        06       07
                      -----     -----    ------   -----
                      8.99%     1.39%     0.39%   10.80%

High Quarter:   1st - 2004    +5.93%
Low Quarter:    2nd - 2004    -3.03%


The table below compares the Portfolio's Class A, Class B and Class E shares' average annual compounded total returns for the 1-year period and from inception through 12/31/07 with the Lehman Brothers Global Real: U.S. TIPS Bond Index, an unmanaged market index which is made up specifically of U.S. Treasury Inflation Linked Securities. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.

   Average Annual Total Return as of 12/31/07
-------------------------------------------------
                                Since   Inception
                       1 Year Inception   Date
---------------------- ------ --------- ---------
Class A                11.08%   5.94%    5/1/03
Class B                10.80%   5.69%    5/1/03
Class E                10.93%   7.49%    5/1/06
Lehman Brothers Global
 Real: U.S. TIPS
 Bond Index            11.63%   6.15%*
* Index performance is from 4/30/03.

FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2007 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.


 PORTFOLIO MANAGEMENT:

..  Pacific Investment Management Company LLC see page 54

..  For financial highlights see page 74

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                          Class A Class B Class E
-----------------------------------------------------------------
Management Fee                             0.50%   0.50%   0.50%
-----------------------------------------------------------------
12b-1 Fees                                 None    0.25%   0.15%
-----------------------------------------------------------------
Other Expenses                             0.05%   0.05%   0.06%
-----------------------------------------------------------------
Total Annual Portfolio Operating Expenses  0.55%   0.80%   0.71%
-----------------------------------------------------------------

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES

         Class A Class B Class E
--------------------------------
1 Year    $ 56    $ 82    $ 73
--------------------------------
3 Years   $177    $256    $228
--------------------------------
5 Years   $308    $446    $396
--------------------------------
10 Years  $691    $993    $885
--------------------------------

                      VAN KAMPEN MID CAP GROWTH PORTFOLIO

INVESTMENT OBJECTIVE:

Capital appreciation.

PRINCIPAL INVESTMENT STRATEGY:

The Adviser seeks to invest in high quality companies it believes have sustainable competitive advantages and the ability to redeploy capital at high rates of return. The Adviser typically favors companies with rising returns on invested capital, above average business visibility, strong free cash flow generation and attractive risk/reward.

Under normal market conditions, the Portfolio invests at least 80% of its net assets in securities of medium-sized companies at the time of investment. Under current market conditions, the Adviser defines medium-sized companies by reference to those companies represented in the Russell Midcap Growth Index (which consists of companies in the capitalization range of approximately $305 million to $49.6 billion as of February 29, 2008). The Portfolio may also invest in common stocks and other equity securities of small- and large-sized companies.

The Portfolio invests primarily in common stocks and also may invest in other equity securities, including preferred stock, convertible securities and rights or warrants to purchase securities.

The Portfolio may invest up to 25% of its assets in securities of foreign issuers, including issuers in emerging market countries, primarily through ownership of depositary receipts. The Portfolio may also purchase and sell certain derivative instruments, such as options, futures, contracts and options on future contracts, for various portfolio management purposes, including to facilitate portfolio management and to mitigate risks.

PRIMARY RISKS:

The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail starting on page 33, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:

  .  Market risk

  .  Foreign investment risk

  .  Market capitalization risk

  .  Investment style risk

In addition, investments in emerging markets include all of the risks of investments in foreign securities and are subject to severe price declines. The economic and political structures of developing nations, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity. Such countries may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners and economics based on only a few industries. For these reasons, all of the risks of investing in foreign securities are heightened by investing in emerging market countries. The markets of developing countries have been more

 PORTFOLIO MANAGEMENT:

..  Morgan Stanley Investment Management Inc. d/b/a Van Kampen, see page 54

..  For financial highlights see page 77

volatile than the markets of developed countries with more mature economics. These markets often have provided significantly higher or lower rates of return than developed markets, and significantly greater risks, to investors.

In addition, the Portfolio's investments in derivatives can significantly increase the Portfolio's exposure to market risk or credit risk of the counterparty. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the relevant assets, rates and indices.

PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

The bar chart below shows you the performance of the Portfolio's Class B shares, the Portfolio's oldest Class, for each full calendar year since its inception and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart. Effective October 1, 2006, Morgan Stanley Investment Management, Inc. d/b/a Van Kampen became the Portfolio's Adviser. Investment performance information prior to that date is attributable to the Portfolio's former investment adviser.

Year-by-Year Total Return as of 12/31 of Each Year

                                    [CHART]

                         02       03       04       05     06     07
                       ------   ------   ------   ------  -----  -----
                      -24.41%   35.70%   12.45%    4.58%  8.37%  23.48%

                      High Quarter: 2nd - 2003  +17.43%
                      Low Quarter:  3rd - 2002  -15.77%

The table below compares the Portfolio's Class A and Class B shares' average annual compounded total returns for the 1- and 5-year periods and from inception through 12/31/07 with the Russell Midcap Growth Index. The Russell Midcap Growth Index is an unmanaged index which measures the performance of those companies in the Russell Midcap Index with higher price-to-book ratios and higher forecasted growth values. The Russell Midcap Index is an unmanaged index which measures the performance of the 800 smallest companies in the Russell 1000 Index. The median market capitalization was approximately $3.90 billion as of February 29, 2008. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.

   Average Annual Total Return as of 12/31/07
------------------------------------------------
                               Since   Inception
               1 Year 5 Year Inception   Date
-------------- ------ ------ --------- ---------
Class A        23.84% 16.73%   6.62%     5/1/01
Class B        23.48% 16.39%   5.45%    2/12/01
Russell Midcap
 Growth Index  11.43% 17.90%   3.27%*
* Index performance is from 2/1/01.

For information on Van Kampen's prior performance with comparable funds, see page 55.

FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2007 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                           Class A Class B
----------------------------------------------------------
Management Fee                              0.70%   0.70%
----------------------------------------------------------
12b-1 Fees                                  None    0.25%
----------------------------------------------------------
Other Expenses                              0.17%   0.18%
----------------------------------------------------------
Total Annual Portfolio Operating Expenses*  0.87%   1.13%
----------------------------------------------------------

        * The Manager and the Trust have entered into an Expense Limitation Agreement whereby the total Annual Portfolio Operating Expenses for the Class A and Class B shares of the Portfolio will not exceed 0.90% and 1.15%, respectively, for the period ended April 30, 2009 and in any year in which the Agreement is in effect. Under certain circumstances, any fees waived or expenses reimbursed by the Manager may, with the approval of the Trust's Board of Trustees, be repaid to the Manager.

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same and that all expense limitations remain in effect only for the period ended April 30, 2009. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES

         Class A  Class B
--------------------------
1 Year   $     89 $    116
--------------------------
3 Years  $    279 $    361
--------------------------
5 Years  $    484 $    625
--------------------------
10 Years $  1,076 $  1,380
--------------------------

PRIMARY RISKS OF INVESTING IN THE PORTFOLIOS

One or more of the following primary risks may apply to your Portfolio. Please see the Investment Summary for your particular Portfolio to determine which risks apply and for a discussion of other risks that may apply to the Portfolio. Please note that there are many other circumstances that could adversely affect your investment and prevent a Portfolio from reaching its objective, which are not described here.

MARKET RISK

A Portfolio's share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including disappointing corporate earnings, adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or a company may deteriorate. In addition, an assessment by a Portfolio's Adviser of particular companies may prove incorrect, resulting in losses or poor performance by those holdings, even in a rising market. A Portfolio could also miss attractive investment opportunities if its Adviser underweights markets or industries where there are significant returns, and could lose value if the Adviser overweights markets or industries where there are significant declines.

Stocks purchased in initial public offerings (IPOs) have a tendency to fluctuate in value significantly shortly after the IPO relative to the price at which they were purchased. These fluctuations could impact the net asset value and return earned on the Portfolio's shares.

INTEREST RATE RISK

The values of debt securities are subject to change when prevailing interest rates change. When interest rates go up, the value of debt securities and certain dividend paying stocks tends to fall. If your Portfolio invests a significant portion of its assets in debt securities or stocks purchased primarily for dividend income and interest rates rise, then the value of your investment may decline. Alternatively, when interest rates go down, the value of debt securities and certain dividend paying stocks may rise.

Interest rate risk will affect the price of a fixed income security more if the security has a longer maturity because changes in interest rates are increasingly difficult to predict over longer periods of time. Fixed income securities with longer maturities will therefore be more volatile than other fixed income securities with shorter maturities. Conversely, fixed income securities with shorter maturities will be less volatile but generally provide lower returns than fixed income securities with longer maturities. The average maturity and duration of a Portfolio's fixed income investments will affect the volatility of the Portfolio's share price.

CREDIT RISK

The value of debt securities is directly affected by an issuer's ability to pay principal and interest on time. If your Portfolio invests in debt securities, the value of your investment may be adversely affected when an issuer fails to pay an obligation on a timely basis. A Portfolio may also be subject to credit risk to the extent it engages in transactions, such as securities loans, repurchase agreements or certain derivatives, which involve a promise by a third party to honor an obligation to the Portfolio. Such third party may be unwilling or unable to honor its financial obligations.

HIGH YIELD DEBT SECURITY RISK

High yield debt securities, or junk bonds, are securities which are rated below "investment grade" or are not rated, but are of equivalent quality. High yield debt securities range from those for which the prospect for repayment of principal and interest is predominantly speculative to those which are currently in default on principal or interest payments. A Portfolio with high yield debt securities may be more susceptible to credit risk and market risk than a Portfolio that invests only in higher quality debt securities because these lower-rated debt securities are less secure financially and more sensitive to downturns in the economy. In addition, the secondary market for such securities may not be as liquid as that for more highly rated debt securities. As a result, a Portfolio's Adviser may find it more difficult to sell these securities or may have to sell them at lower prices.

You should understand that high yield securities are not generally meant for short-term investing. When a Portfolio invests in high yield securities it generally seeks to receive a correspondingly higher return to compensate it for the additional credit risk and market risk it has assumed.

FOREIGN INVESTMENT RISK

Investments in foreign securities involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject:

  . These risks may include the seizure by the government of company assets, excessive taxation, withholding taxes on dividends and interest, limitations on the use or transfer of portfolio assets, and political or social instability.

  . Enforcing legal rights may be difficult, costly and slow in foreign countries, and there may be special problems enforcing claims against foreign governments.

  . Foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there may be less public information about their operations.

  .  Foreign markets may be less liquid and more volatile than U.S. markets.

  . Foreign securities often trade in currencies other than the U.S. dollar, and a Portfolio may directly hold foreign currencies and purchase and sell foreign currencies. Changes in currency exchange rates will affect a Portfolio's net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of foreign securities. An increase in the strength of the U.S. dollar relative to these other currencies may cause the value of a Portfolio to decline. Certain foreign currencies may be particularly volatile, and foreign governments may intervene in the currency markets, causing a decline in value or liquidity of a Portfolio's foreign currency or securities holdings.

  . Costs of buying, selling and holding foreign securities, including brokerage, tax and custody costs, may be higher than those involved in domestic transactions.

MARKET CAPITALIZATION RISK

Stocks fall into three broad market capitalization categories--large, medium and small. Investing primarily in one category carries the risk that due to current market conditions that category may be out of favor. If valuations of large capitalization companies appear to be greatly out of proportion to the valuations of small or medium capitalization companies, investors may migrate to the stocks of small and mid-sized companies causing a Portfolio that invests in these companies to increase in value more rapidly than a Portfolio that invests in larger, fully-valued companies. Larger more established companies may also be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion. Investing in medium and small capitalization companies may be subject to special risks associated with narrower product lines, more limited financial resources, smaller management groups, and a more limited trading market for their stocks as compared with larger companies. Securities of smaller capitalization issuers may therefore be subject to greater price volatility and may decline more significantly in market downturns than securities of larger companies. In some cases, these companies may be relatively new issuers (I.E., those having continuous operating histories of less than three years) which carries other risks in addition to the risks of other medium and small capitalization companies. New issuers may be more speculative because such companies are relatively unseasoned. These companies will often be involved in the development or marketing of a new product with no established market, which could lead to significant losses.

INVESTMENT STYLE RISK

Different investment styles tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. A Portfolio may outperform or underperform other funds that employ a different investment style. A Portfolio may also employ a combination of styles that impact its risk characteristics. Examples of different investment styles include growth and value investing. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's growth of earnings potential. Also, since growth companies usually invest a high portion of earnings in their business, growth stocks may lack the dividends of some value stocks that can cushion stock prices in a falling market. Growth oriented funds will typically underperform when value investing is in favor. Value stocks are those which are undervalued in comparison to their peers due to adverse business developments or other factors. Value investing carries the risk that the market will not recognize a security's inherent value for a long time, or that a stock judged to be undervalued may actually be appropriately priced or overvalued. Value oriented funds will typically underperform when growth investing is in favor.

REAL ESTATE INVESTMENT RISK

Although a Portfolio will not invest in real estate directly, it may concentrate its assets in the real estate industry or may invest in securities related to the real estate industry, so your investment in the Portfolio will be closely linked to or may be impacted by the performance of the real estate markets. Property values may decrease due to increasing vacancies or declining rents resulting from unanticipated economic, legal, cultural or technological developments or because of overbuilding or lack of mortgage funds. The value of an individual property may also decline because of environmental liabilities or losses due to casualty or condemnation. Because of this concentration in or potential exposure to the real estate industry, the value of the Portfolio's shares may change at different rates compared to the value of shares of a mutual fund with investments in a mix of different industries.

The Portfolio may at times be more concentrated in particular sub-sectors of the real estate business--e.g., apartments, retail, hotels, offices, industrial, health care, etc. As such, its performance would be especially sensitive to developments that significantly affected those businesses.

In addition, Equity REITs may be affected by changes in the value of the underlying property they own, while Mortgage REITs may be affected by the quality of any credit they extend. Equity and Mortgage REITs are dependent upon management skills and are subject to heavy cash flow dependency, defaults by borrowers, self-liquidation and the possibility of failing to qualify for tax-free pass through of income under the Internal Revenue Code of 1986, and to maintain exemption from the Investment Company Act of 1940, as amended (the "1940 Act"). In the event an issuer of debt securities collateralized by real estate defaults, it is conceivable that the REIT could end up holding the underlying real estate.

ADDITIONAL INVESTMENT STRATEGIES

In addition to the principal investment strategies discussed in each individual Portfolio's Investment Summary, a Portfolio, as indicated in the chart below, may at times invest a portion of its assets in the investment strategies and may engage in certain investment techniques as described below. The SAI provides a more detailed discussion of certain of these and other securities and indicates if a Portfolio is subject to any limitations with respect to a particular investment strategy. These strategies and techniques may involve risks. ALTHOUGH A PORTFOLIO THAT IS NOT IDENTIFIED BELOW IN CONNECTION WITH A PARTICULAR STRATEGY OR TECHNIQUE GENERALLY HAS THE ABILITY TO ENGAGE IN SUCH A TRANSACTION, ITS ADVISER CURRENTLY INTENDS TO INVEST LITTLE, IF ANY, OF THE PORTFOLIO'S ASSETS IN THAT STRATEGY OR TECHNIQUE. (PLEASE NOTE THAT SOME OF THESE STRATEGIES MAY BE A PRINCIPAL INVESTMENT STRATEGY FOR A PARTICULAR PORTFOLIO AND CONSEQUENTLY ARE ALSO DESCRIBED IN THAT PORTFOLIO'S INVESTMENT SUMMARY.) The Portfolios are not limited by this discussion and may invest in other types of securities not precluded by the policies discussed elsewhere in this Prospectus.

                                                                       MET/AIM     DREMAN                MFS(R)
                                                                       CAPITAL    SMALL CAP  LAZARD     RESEARCH
                                                                     APPRECIATION   VALUE    MID CAP  INTERNATIONAL
                                                                      PORTFOLIO   PORTFOLIO PORTFOLIO   PORTFOLIO
BRADY BONDS                                                               X
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COLLATERALIZED MORTGAGE OBLIGATIONS
-------------------------------------------------------------------------------------------------------------------
CONVERTIBLE SECURITIES                                                    X                     X           X
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DEPOSITARY RECEIPTS                                                       X           X         X           X
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DERIVATIVES:
-------------------------------------------------------------------------------------------------------------------
OPTIONS                                                                   X           X         X           X
-------------------------------------------------------------------------------------------------------------------
FUTURES                                                                   X           X         X           X
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DIRECT PARTICIPATION IN CORPORATE LOANS
-------------------------------------------------------------------------------------------------------------------
DOLLAR ROLL TRANSACTIONS                                                  X
-------------------------------------------------------------------------------------------------------------------
FOREIGN CURRENCY TRANSACTIONS                                             X                                 X
-------------------------------------------------------------------------------------------------------------------
FOREIGN DEBT SECURITIES                                                   X                                 X
-------------------------------------------------------------------------------------------------------------------
FOREIGN EQUITY SECURITIES                                                 X           X         X           X
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FORWARD COMMITMENTS, WHEN-ISSUED AND DELAYED DELIVERY SECURITIES          X                                 X
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HIGH QUALITY SHORT-TERM DEBT OBLIGATIONS INCLUDING BANKERS'
ACCEPTANCES, COMMERCIAL PAPER AND CERTIFICATES OF DEPOSIT ISSUED OR
GUARANTEED BY BANK HOLDING COMPANIES IN THE U.S., THEIR SUBSIDIARIES
AND FOREIGN BRANCHES OR OF THE WORLD BANK; VARIABLE AMOUNT MASTER
DEMAND NOTES AND VARIABLE RATE NOTES ISSUED BY U.S. AND FOREIGN
CORPORATIONS                                                                                    X           X
-------------------------------------------------------------------------------------------------------------------
HIGH YIELD/HIGH RISK DEBT SECURITIES                                                  X
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HYBRID INSTRUMENTS                                                        X
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ILLIQUID AND RESTRICTED SECURITIES                                        X                                 X
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INDEXED SECURITIES                                                                                          X
-------------------------------------------------------------------------------------------------------------------
INTEREST RATE TRANSACTIONS                                                X
-------------------------------------------------------------------------------------------------------------------
INVESTMENT GRADE DEBT SECURITIES                                          X           X                     X
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INVESTMENTS IN OTHER INVESTMENT COMPANIES INCLUDING PASSIVE FOREIGN
INVESTMENT COMPANIES                                                      X                                 X
-------------------------------------------------------------------------------------------------------------------
MORTGAGE-BACKED SECURITIES, INCLUDING GNMA CERTIFICATES, MORTGAGE-
BACKED BONDS                                                              X                                 X
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MUNICIPAL SECURITIES
-------------------------------------------------------------------------------------------------------------------
NON-MORTGAGE ASSET-BACKED SECURITIES                                      X
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PIK (PAY-IN-KIND) DEBT SECURITIES AND ZERO-COUPON BONDS                   X
-------------------------------------------------------------------------------------------------------------------
PREFERRED STOCKS                                                          X                     X           X
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REAL ESTATE INVESTMENT TRUSTS                                             X           X         X           X
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REPURCHASE AGREEMENTS                                                     X                                 X
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REVERSE REPURCHASE AGREEMENTS                                             X
-------------------------------------------------------------------------------------------------------------------
RIGHTS AND WARRANTS                                                       X                                 X
-------------------------------------------------------------------------------------------------------------------
SECURITIES LOANS                                                          X           X         X           X
-------------------------------------------------------------------------------------------------------------------
SHORT SALES (AGAINST THE BOX)                                             X                                 X
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STRUCTURED NOTES
-------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT SECURITIES                                                X           X         X           X
-------------------------------------------------------------------------------------------------------------------

                                                                                                     PIMCO      VAN
                                                                                      OPPENHEIMER  INFLATION  KAMPEN
                                                                                        CAPITAL    PROTECTED  MID CAP
                                                                                      APPRECIATION   BOND     GROWTH
                                                                                       PORTFOLIO   PORTFOLIO PORTFOLIO
BRADY BONDS                                                                                            X
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COLLATERALIZED MORTGAGE OBLIGATIONS                                                                    X
----------------------------------------------------------------------------------------------------------------------
CONVERTIBLE SECURITIES                                                                     X           X         X
----------------------------------------------------------------------------------------------------------------------
DEPOSITARY RECEIPTS                                                                        X           X         X
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DERIVATIVES:
----------------------------------------------------------------------------------------------------------------------
OPTIONS                                                                                    X           X         X
----------------------------------------------------------------------------------------------------------------------
FUTURES                                                                                    X           X         X
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DIRECT PARTICIPATION IN CORPORATE LOANS                                                                X
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DOLLAR ROLL TRANSACTIONS                                                                               X
----------------------------------------------------------------------------------------------------------------------
FOREIGN CURRENCY TRANSACTIONS                                                                          X         X
----------------------------------------------------------------------------------------------------------------------
FOREIGN DEBT SECURITIES                                                                                X
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FOREIGN EQUITY SECURITIES                                                                  X                     X
----------------------------------------------------------------------------------------------------------------------
FORWARD COMMITMENTS, WHEN-ISSUED AND DELAYED DELIVERY SECURITIES                                       X         X
----------------------------------------------------------------------------------------------------------------------
HIGH QUALITY SHORT-TERM DEBT OBLIGATIONS INCLUDING BANKERS'
ACCEPTANCES, COMMERCIAL PAPER AND CERTIFICATES OF DEPOSIT ISSUED OR GUARANTEED BY
BANK HOLDING COMPANIES IN THE U.S., THEIR SUBSIDIARIES AND FOREIGN BRANCHES OR OF THE
WORLD BANK; VARIABLE AMOUNT MASTER DEMAND NOTES AND VARIABLE RATE NOTES ISSUED
BY U.S. AND FOREIGN CORPORATIONS                                                           X           X
----------------------------------------------------------------------------------------------------------------------
HIGH YIELD/HIGH RISK DEBT SECURITIES                                                                   X
----------------------------------------------------------------------------------------------------------------------
HYBRID INSTRUMENTS                                                                                     X
----------------------------------------------------------------------------------------------------------------------
ILLIQUID AND RESTRICTED SECURITIES                                                         X           X
----------------------------------------------------------------------------------------------------------------------
INDEXED SECURITIES                                                                                     X
----------------------------------------------------------------------------------------------------------------------
INTEREST RATE TRANSACTIONS                                                                             X
----------------------------------------------------------------------------------------------------------------------
INVESTMENT GRADE DEBT SECURITIES                                                                       X
----------------------------------------------------------------------------------------------------------------------
INVESTMENTS IN OTHER INVESTMENT COMPANIES INCLUDING PASSIVE FOREIGN INVESTMENT
COMPANIES                                                                                              X         X
----------------------------------------------------------------------------------------------------------------------
MORTGAGE-BACKED SECURITIES, INCLUDING GNMA CERTIFICATES, MORTGAGE-BACKED BONDS                         X
----------------------------------------------------------------------------------------------------------------------
MUNICIPAL SECURITIES                                                                                   X
----------------------------------------------------------------------------------------------------------------------
NON-MORTGAGE ASSET-BACKED SECURITIES                                                                   X
----------------------------------------------------------------------------------------------------------------------
PIK (PAY-IN-KIND) DEBT SECURITIES AND ZERO-COUPON BONDS                                                X
----------------------------------------------------------------------------------------------------------------------
PREFERRED STOCKS                                                                           X           X         X
----------------------------------------------------------------------------------------------------------------------
REAL ESTATE INVESTMENT TRUSTS                                                              X           X         X
----------------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS                                                                      X           X         X
----------------------------------------------------------------------------------------------------------------------
REVERSE REPURCHASE AGREEMENTS                                                                          X         X
----------------------------------------------------------------------------------------------------------------------
RIGHTS AND WARRANTS                                                                                              X
----------------------------------------------------------------------------------------------------------------------
SECURITIES LOANS                                                                           X           X         X
----------------------------------------------------------------------------------------------------------------------
SHORT SALES (AGAINST THE BOX)                                                                          X
----------------------------------------------------------------------------------------------------------------------
STRUCTURED NOTES                                                                                       X
----------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT SECURITIES                                                                 X           X
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BRADY BONDS. Brady Bonds are collateralized or uncollateralized fixed income securities created through the exchange of existing commercial bank loans to public and private entities in certain emerging markets for new bonds in connection with debt restructurings. Brady Bonds have been issued only in the last decade and, accordingly do not have a long payment history. These securities are subject to credit risk and interest rate risk.

COLLATERALIZED MORTGAGE OBLIGATIONS (CMOS). CMOs are fixed income securities secured by mortgage loans and other mortgage-backed securities and are generally considered to be derivatives. CMOs may be issued or guaranteed by the U.S. Government or its agencies or instrumentalities or collateralized by a portfolio of mortgages or mortgage-related securities guaranteed by such an agency or instrumentality or may be non-U.S. Government guaranteed.

CMOs carry general fixed income securities risks, such as credit risk and interest rate risk, and risks associated with mortgage-backed securities, including prepayment risk, which is the risk that the underlying mortgages or other debt may be refinanced or paid off prior to their maturities during periods of declining interest rates. In that case, an Adviser may have to reinvest the proceeds from the securities at a lower rate. Potential market gains on a security subject to prepayment risk may be more limited than potential market gains on a comparable security that is not subject to prepayment risk.

CONVERTIBLE SECURITIES. Convertible securities are preferred stocks or bonds that pay a fixed dividend or interest payment and are convertible into common stock at a specified price or conversion ratio.

Traditionally, convertible securities have paid dividends or interest rates higher than common stocks but lower than nonconvertible securities. They generally participate in the appreciation or depreciation of the underlying stock into which they are convertible, but to a lesser degree. These securities are also subject to market risk, interest rate risk and credit risk.

DEPOSITARY RECEIPTS. Depositary receipts are receipts for shares of a foreign-based corporation that entitle the holder to dividends and capital gains on the underlying security. Receipts include those issued by domestic banks (American Depositary Receipts), foreign banks (Global or European Depositary Receipts), and broker-dealers (depositary shares).

These instruments are subject to market risk and foreign investment risk.

DERIVATIVES. Derivatives are used to limit risk in a Portfolio or to enhance investment return, and have a return tied to a formula based upon an interest rate, index, price of a security, or other measurement. Derivatives include options, futures, forward contracts and related products.

Options are the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price.

Futures are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date.

Forward contracts are contracts to purchase or sell a specified amount of a financial instrument for an agreed upon price at a specified time.

Derivatives may be used to hedge against an opposite position that a Portfolio holds. Any loss generated by the derivatives should be offset by gains in the hedged investment. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains or result in losses or missed opportunities. In addition, derivatives that are used for hedging the Portfolio in specific securities may not fully offset the underlying positions. The counterparty to a derivatives contract also could default. Derivatives that involve leverage could magnify losses.

Derivatives may also be used to maintain a Portfolio's exposure to the market, manage cash flows or to attempt to increase income. Using derivatives for purposes other than hedging is speculative and involves greater risks. In many foreign countries, futures and options markets do not exist or are not sufficiently developed to be effectively used by a Portfolio that invests in foreign securities.

DIRECT PARTICIPATION IN CORPORATE LOANS. By purchasing a loan, the Portfolio acquires some or all of the interest of a bank or other lending institution in a loan to a corporate borrower. Many such loans are secured, and most impose restrictive covenants which must be met by the borrower. These loans are made generally to finance internal growth, mergers, acquisitions, stock repurchases, leveraged buy-outs and other corporate activities. Such loans may be in default at the time of purchase. The Portfolio may also purchase trade or other claims against companies, which generally represent money owed by the company to a supplier of goods or services. These claims may also be purchased at a time when the company is in default. Certain of the loans acquired by a Portfolio may involve revolving credit facilities or other standby financing commitments which obligate the Portfolio to pay additional cash on a certain date or on demand.

The highly leveraged nature of many such loans may make such loans especially vulnerable to adverse changes in economic or market conditions. Loans and other direct investments may not be in the form of securities or may be subject to restrictions on transfer, and only limited opportunities may exist to resell such instruments. As a result, the Portfolio may be unable to sell such investments at an opportune time or may have to resell them at less than fair market value.

DOLLAR ROLL TRANSACTIONS.   Mortgage dollar rolls are transactions in which the
Portfolio sells securities for delivery in the current month and simultaneously contracts with the same counter-party to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date. During the roll period, the Portfolio loses the right to receive principal (including prepayments of principal) and interest paid on the securities sold. However, the Portfolio would benefit to the extent of any difference between the price received for the securities sold and the lower forward price for the future purchase (often referred to as the "drop") or fee income plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. Unless such benefits exceed the income, capital appreciation and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of the Portfolio compared with what such performance would have been without the use of mortgage dollar rolls. Accordingly, the benefits derived from the use of mortgage dollar rolls depend upon the Adviser's ability to manage mortgage prepayments. There is no assurance that mortgage dollar rolls can be successfully employed. All cash proceeds will be invested in instruments that are permissible investments for the Portfolio.

The Portfolio will maintain until the settlement date the segregation, either on the records of the Adviser or with the Trust's custodian, of cash or other liquid securities in an amount equal to the forward purchase price.

FOREIGN CURRENCY TRANSACTIONS. Foreign currency transactions are entered into for the purpose of hedging against foreign exchange risk arising from the Portfolio's investment or anticipated investment in securities denominated in foreign currencies. The Portfolio also may enter into these contracts for purposes of increasing exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. Foreign currency transactions include the purchase of foreign currency on a spot (or cash) basis, contracts to purchase or sell foreign currencies at a future date (forward contracts), the purchase and sale of foreign currency futures contracts, and the purchase of exchange traded and over-the-counter call and put options on foreign currency futures contracts and on foreign currencies.

These hedging transactions do not eliminate fluctuations in the underlying prices of the securities which the Portfolio owns or intends to purchase or sell. They simply establish a rate of exchange which can be achieved at some future point in time.

Foreign currency exchange rates may fluctuate significantly over short periods of time. A forward foreign currency exchange contract reduces the Portfolio's exposure to changes in the value of the currency it will deliver and increases its exposure to changes in the value of the currency it will exchange into. Contracts to sell foreign currency will limit any potential gain which might be realized by the Portfolio if the value of the hedged currency increases. In the case of forward contracts entered into for the purpose of increasing return, the Portfolio may sustain losses which will reduce its gross income. Forward foreign currency exchange contracts also involve the risk that the party with which the Portfolio enters the contract may fail to perform its obligations to the Portfolio. The purchase and sale of foreign currency futures contracts and the purchase of call and put options on foreign currency futures contracts and on foreign currencies involve certain risks associated with derivatives.

FOREIGN DEBT SECURITIES. Foreign debt securities are issued by foreign corporations and governments. They may include Eurodollar obligations and Yankee bonds.

Foreign debt securities are subject to foreign investment risk, credit risk and interest rate risk. Securities in developing countries are also subject to the additional risks associated with emerging markets.

FOREIGN EQUITY SECURITIES. Foreign equity securities are subject to foreign investment risk in addition to the risks applicable to domestic equity securities, such as market risk.

FORWARD COMMITMENTS, WHEN-ISSUED AND DELAYED DELIVERY SECURITIES. Forward commitments, when-issued and delayed delivery securities generally involve the purchase of a security with payment and delivery at some time in the future--I.E., beyond normal settlement. The Portfolios do not earn interest on such securities until settlement and bear the risk of market value fluctuations in between the purchase and settlement dates. New issues of stocks and bonds, private placements and U.S. Government securities may be sold in this manner.

HIGH QUALITY SHORT-TERM DEBT OBLIGATIONS, INCLUDING BANKERS' ACCEPTANCES, COMMERCIAL PAPER AND CERTIFICATES OF DEPOSIT ISSUED OR GUARANTEED BY BANK HOLDING COMPANIES IN THE U.S., THEIR SUBSIDIARIES AND FOREIGN BRANCHES OR OF THE WORLD BANK; VARIABLE AMOUNT MASTER DEMAND NOTES AND VARIABLE RATE NOTES ISSUED BY U.S. AND FOREIGN CORPORATIONS.

Commercial paper is a short-term debt obligation with a maturity ranging from one to 270 days issued by banks, corporations, and other borrowers to investors seeking to invest idle cash.

Variable amount master demand notes differ from ordinary commercial paper in that they are issued pursuant to a written agreement between the issuer and the holder, their amounts may be increased from time to time by the holder (subject to an agreed maximum) or decreased by the holder or the issuer, they are payable on demand, the rate of interest payable on them varies with an agreed formula and they are typically not rated by a rating agency. Transfer of such notes is usually restricted by the issuer, and there is no secondary trading market for them. Any variable amount master demand note purchased by a Portfolio will be regarded as an illiquid security.

These instruments are subject to credit risk, interest rate risk and foreign investment risk.

HIGH YIELD/HIGH RISK DEBT SECURITIES. High yield/high risk debt securities are securities that are rated below investment grade by the primary rating agencies (e.g., BB or lower by S&P, and Ba or lower by Moody's Investors Service, Inc. ("Moody's")). Other terms commonly used to describe such securities include "lower rated bonds," "noninvestment grade bonds," and "junk bonds."

High yield/high risk debt securities are subject to high yield debt security risk as described in "Primary Risks of Investing in the Portfolios" above.

HYBRID INSTRUMENTS. Hybrid instruments are a form of a derivative and combine the elements of futures contracts or options with those of debt, preferred equity or a depositary instrument. They are often indexed to the price of a commodity, particular currency, or a domestic or foreign debt or equity security index. Examples of hybrid instruments include debt instruments with interest or principal payments or redemption terms determined by reference to the value of a currency or commodity or securities index at a future point in time or preferred stock with dividend rates determined by reference to the value of a currency.

Hybrids may bear interest or pay dividends at below market (or even relatively nominal) rates. Under certain conditions, the redemption value of the instrument could be zero. Hybrids can have volatile prices and limited liquidity and their use by the Portfolio may not be successful.

ILLIQUID AND RESTRICTED SECURITIES. Each Portfolio may invest a portion of its assets in restricted and illiquid securities, which are investments that the Portfolio cannot easily resell within seven days at current value or that have contractual or legal restriction on resale. Restricted securities include those which are not registered under the Securities Act of 1933, as amended (the "1933 Act"), and are purchased directly from the issuer or in the secondary market (private placements).

If the Portfolio buys restricted or illiquid securities it may be unable to quickly resell them or may be able to sell them only at a price below current value or could have difficulty valuing these holdings precisely.

In recent years, however, a large institutional market has developed for certain securities that are not registered under the 1933 Act, including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

INDEXED SECURITIES. A Portfolio may invest in indexed securities whose value is linked to foreign currencies, interest rates, commodities, indices or other financial indicators. Most indexed securities are short to intermediate term fixed income securities whose values at maturity (I.E., principal value) or interest rates rise or fall according to changes in the value of one or more specified underlying instruments. Indexed securities may be positively or negatively indexed (I.E., their principal value or interest rates may increase or decrease if the underlying instrument appreciates), and may have return characteristics similar to direct investments in the underlying instrument or to one or more options on the underlying instrument. Indexed securities may be more volatile than the underlying instrument itself and could involve the loss of all or a portion of the principal amount of, or interest on, the instrument.

INTEREST RATE TRANSACTIONS. Interest rate transactions are hedging transactions such as interest rate swaps and the purchase or sale of interest rate caps and floors. They are used by a Portfolio in an attempt to protect the value of its investments from interest rate fluctuations. Interest rate swaps involve the exchange by the Portfolio with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate floor. The Adviser to the Portfolio enters into these transactions on behalf of the Portfolio primarily to preserve a return or spread on a particular investment or portion of its portfolio or to protect against any increase in the price of securities the Portfolio anticipates purchasing at a later date. The Portfolio will not sell interest rate caps or floors that it does not own.

There is the risk that the Adviser may incorrectly predict the direction of interest rates resulting in losses to the Portfolio.

INVESTMENT GRADE DEBT SECURITIES. Investment grade debt securities are securities rated in one of the four highest rating categories by S&P, Moody's or other nationally recognized rating agency. These securities are subject to interest rate risk and credit risk. Securities rated in the fourth investment category by a nationally recognized rating agency (e.g., BBB by S&P and Baa by Moody's) may have speculative characteristics.

INVESTMENTS IN OTHER INVESTMENT COMPANIES, INCLUDING PASSIVE FOREIGN INVESTMENT COMPANIES. When the Portfolio invests in another investment company, it must bear the management and other fees of the investment company, in addition to its own expenses. As a result, the Portfolio may be exposed to duplicate expenses which could lower its value. Investments in passive foreign investment companies also are subject to foreign investment risk.

Passive foreign investment companies are any foreign corporations which generate certain amounts of passive income or hold certain amounts of assets for the production of passive income. Passive income includes dividends, royalties, rent, and annuities.

MORTGAGE-BACKED SECURITIES, INCLUDING GNMA CERTIFICATES, MORTGAGE-BACKED BONDS AND STRIPPED MORTGAGE-BACKED SECURITIES. Mortgage-backed securities include securities backed by Ginnie Mae and Fannie Mae as well as by private issuers. These securities represent collections (pools) of commercial and residential mortgages. These securities are generally pass-through securities, which means that principal and interest payments on the underlying securities (less servicing fees) are passed through to shareholders on a pro rata basis.

These securities carry general fixed income security risks, such as credit risk and interest rate risk, as well as prepayment risk.

MUNICIPAL SECURITIES. Municipal securities are debt obligations issued by local, state and regional governments that provide interest income that is exempt from federal income tax. These securities are subject to interest rate risk and credit risk.

NON-MORTGAGE ASSET-BACKED SECURITIES. Non-mortgage asset-backed securities include equipment trust certificates and interests in pools of receivables, such as motor vehicle installment purchase obligations and credit card receivables. Such securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in the underlying pools of assets. This means that principal and interest payments on the underlying securities (less servicing fees) are passed through to shareholders on a pro rata basis.

The value of some asset-backed securities may be particularly sensitive to changes in prevailing interest rates, and like other fixed income investments, the ability of the Portfolio to successfully use these instruments may depend in part upon the ability of an Adviser to forecast interest rates and other economic factors correctly.

PIK (PAY-IN-KIND) DEBT SECURITIES AND ZERO-COUPON BONDS. PIK debt securities are debt obligations which provide that the issuer may, at its option, pay interest on such bonds in cash or in the form of additional debt obligations. Such investments benefit the issuer by mitigating its need for cash to meet debt service, but also require a higher rate of return to attract investors who are willing to defer receipt of such cash.

Zero-coupon bonds are bonds that provide for no current interest payment and are sold at a discount. These investments pay no interest in cash to its holder during its life and usually trade at a deep discount from their face or par value. These investments may experience greater volatility in market value due to changes in interest rates than debt obligations which make regular payments of interest. The Portfolio will accrue income on such investments for tax accounting purposes, as required, which is distributable to shareholders and which, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities to satisfy the Portfolio's distribution obligations.

These securities are subject to credit risk and interest rate risk.

PREFERRED STOCKS. Preferred stocks are equity securities that generally pay dividends at a specified rate and have preference over common stock in the payment of dividends and liquidation. Preferred stock generally does not carry voting rights.

Preferred stocks are subject to market risk. In addition, because preferred stocks pay fixed dividends, an increase in interest rates may cause the price of a preferred stock to fall.

REAL ESTATE INVESTMENT TRUSTS. REITs are entities which invest in commercial and other real estate properties. Risks associated with investments in securities of companies in the real estate industry include: decline in the value of real estate; risks related to general and local economic conditions; overbuilding and increased competition; increases in property taxes and operating expenses; changes in zoning laws; casualty or condemnation losses; variations in rental income; changes in neighborhood values; the appeal of properties to tenants; and increases in interest rates. In addition, equity REITs may be affected by changes in the values of the underlying property owned by the trusts, while mortgage REITs may be affected by the quality of credit extended. REITs are dependent upon management skills, may not be diversified and are subject to the risks of financing projects. Such REITs are also subject to heavy cash flow dependency, defaults by borrowers, self liquidation and the possibility of failing to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended (the "Code"), and to maintain exemption from the 1940 Act. In the event an issuer of debt securities collateralized by real estate defaults, it is conceivable that the REITs could end up holding the underlying real estate. The Portfolio, as a shareholder of a REIT, bears a portion of the REIT's annual operating expenses.

REPURCHASE AGREEMENTS. Repurchase agreements involve the purchase of a security by a Portfolio and a simultaneous agreement by the seller (generally a bank or dealer) to repurchase the security from the Portfolio at a specified date or upon demand. This technique offers a method of earning income on idle cash.

Repurchase agreements involve credit risk, i.e., the risk that the seller will fail to repurchase the security, as agreed. In that case, the Portfolio will bear the risk of market value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security.

REVERSE REPURCHASE AGREEMENTS. Reverse repurchase agreements involve the sale of a security by a Portfolio to another party (generally a bank or dealer) in return for cash and an agreement by the Portfolio to buy the security back at a specified price and time.

Reverse repurchase agreements will be used primarily to provide cash to satisfy unusually high redemption requests or for other temporary or emergency purposes. Reverse repurchase agreements are considered a form of borrowing by the Portfolio and, therefore, are a form of leverage. Leverage may cause any gains or losses of the Portfolio to be magnified.

RIGHTS AND WARRANTS. Warrants basically are options to purchase equity securities at specific prices valid for a specific period of time. Their prices do not necessarily move parallel to the prices of the underlying securities. Rights are similar to warrants, but normally have a short duration and are distributed directly by the issuer to its shareholders. Rights and warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer. These investments carry the risk that they may be worthless to the Portfolio at the time it may exercise its rights, due to the fact that the underlying securities have a market value less than the exercise price. Warrants also include Low Exercise Price Call Warrants or other structured securities for the purpose of gaining exposure to stocks in difficult to access foreign local markets.

SECURITIES LOANS. For purposes of realizing additional income, a Portfolio may lend securities to broker-dealers or institutional investors approved by the Board of Trustees of the Trust. All securities loans will be made pursuant to agreement requiring the loans to be continuously secured by collateral in cash or high grade debt obligations at least equal at all times to the market value of the loaned securities. The borrower pays to the Portfolio an amount equal to any dividends or interest received on loaned securities. The Portfolio retains all or a portion of the interest received on investment of cash collected or receives a fee from the borrower.

The risk in lending portfolio securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral, or in the recovery of the securities or possible loss of rights in their collateral should the borrower fail financially.

SHORT SALES. Short sales are sales of securities that the seller does not own. The seller must borrow the securities to make delivery to the buyer. A short sale may be uncollateralized or against-the-box. A short sale is "against-the-box" if at all times when the short position is open, the seller owns an equal amount of the securities sold short or securities convertible into, or exchanged without further consideration for, securities of the same issue as the securities sold short.

The price of securities purchased to replace borrowed securities sold short may be greater than proceeds received in the short sale resulting in a loss to the Portfolio.

STRUCTURED NOTES. A form of hybrid investment, structured notes are derivatives on which the amount of principal repayment and/or interest payments is based upon the movement of one or more factors. Structured notes are interests in entities organized and operated for the purpose of restructuring the investment characteristics of debt obligations. Structured notes are typically sold in private placement transactions, and there currently is no active trading market for structured notes.

Structured notes are also subject to credit risk and interest rate risk and can have volatile prices.

U.S. GOVERNMENT SECURITIES. U.S. Government securities include direct obligations of the U.S. Government that are supported by its full faith and credit, like Treasury bills and GNMA certificates. Treasury bills have initial maturities of less than one year, Treasury notes have initial maturities of one to ten years and Treasury bonds may be issued with any maturity but generally have maturities of at least ten years. U.S. Government securities also include indirect obligations of the U.S. Government that are issued by federal agencies and government-sponsored entities, like bonds and notes issued by the Federal Home Loan Bank and Fannie Mae. Unlike Treasury securities, agency securities generally are not backed by the full faith and credit of the U.S. Government. Some agency securities are supported by the right of the issuer to borrow from the Treasury, others are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations and others are supported only by the credit of the sponsoring agency.

U.S. Government securities are subject to interest rate risk. Credit risk is remote.

DEFENSIVE INVESTMENTS

Under adverse market or economic conditions, a Portfolio could invest for temporary defensive purposes some or all of its assets in money market securities or utilize other investment strategies that may be inconsistent with a Portfolio's principal investment strategy. Temporary defensive instruments generally include U.S. government securities, bank time deposits denominated in the currency of any major nation, commercial paper or repurchase agreements. The Adviser may also invest in these types of securities or hold cash while looking for suitable investment opportunities or to maintain liquidity. Although a Portfolio would employ these measures only in seeking to avoid losses, they could reduce the benefit from an upswing in the market or prevent the Portfolio from meeting its investment objective.

PORTFOLIO TURNOVER

The Portfolios' Advisers will sell a security when they believe it is appropriate to do so, regardless of how long a Portfolio has owned that security. Buying and selling securities generally involves some expense to a Portfolio, such as commissions paid to brokers and other transaction costs. Generally speaking, the higher a Portfolio's annual portfolio turnover rate, the greater its brokerage costs. Increased brokerage costs may adversely affect a Portfolio's performance. The Portfolios, with the exception of PIMCO Inflation Protected Bond Portfolio and Van Kampen Mid Cap Growth Portfolio, generally intend to purchase securities for long-term investment and therefore will have a relatively low turnover rate. Annual turnover rate of 100% or more is considered high and will result in increased costs to the Portfolios. PIMCO Inflation Protected Bond Portfolio and Van Kampen Mid Cap Growth Portfolio generally will have annual turnover rates of 100% or more.

DOWNGRADES IN FIXED INCOME DEBT SECURITIES

Unless required by applicable law, the Portfolios are not required to sell or dispose of any debt security that either loses its rating or has its rating reduced after a Portfolio purchases the security.

MANAGEMENT

The Trust's Board of Trustees is responsible for managing the business affairs of the Trust. The Trustees meet periodically to review the affairs of the Trust and to establish certain guidelines which the Manager and Advisers are expected to follow in implementing the investment policies and objectives of the Trust. The Trustees also review the management of the Portfolios' assets by the Advisers. Information about the Trustees and executive officers of the Trust is contained in the SAI.

THE MANAGER

Met Investors Advisory, LLC (the "Manager"), 5 Park Plaza, Suite 1900, Irvine, California 92614, has overall responsibility for the general management and administration of all of the Portfolios. The Manager selects and pays the fees of the Advisers for each of the Trust's Portfolios and monitors each Adviser's investment program. The Manager is an affiliate of MetLife.

As compensation for its services to the Portfolios, the Manager receives monthly compensation at an annual rate of a percentage of the average daily net assets of each Portfolio. The management fees for each Portfolio are:

PORTFOLIO                                  MANAGEMENT FEE
Met/AIM Capital Appreciation Portfolio     0.80% of first $100 million of such assets plus
                                           0.75% of such assets over $100 million up to $200 million
                                           plus 0.70% of such assets over $200 million up to
                                           $1 billion plus 0.65% of such assets over $1 billion
-------------------------------------------------------------------------------------------------------
Dreman Small Cap Value Portfolio           0.800% of first $100 million of such assets plus
                                           0.775% of such assets over $100 million up to $500 million plus 0.750% of such assets over $500 million up to
                                           $1 billion plus 0.725% of such assets over $1 billion
-------------------------------------------------------------------------------------------------------
Lazard Mid Cap Portfolio                   0.70% of first $500 million of such assets plus
                                           0.675% of such assets over $500 million up to $1 billion
                                           plus 0.60% of such assets over $1 billion
-------------------------------------------------------------------------------------------------------
MFS(R) Research International Portfolio    0.80% of first $200 million of such assets plus
                                           0.75% of such assets over $200 million up to $500 million
                                           plus 0.70% of such assets over $500 million up to $1 billion plus 0.65% of such assets over $1 billion
-------------------------------------------------------------------------------------------------------
Oppenheimer Capital Appreciation Portfolio 0.65% of first $150 million of such assets plus
                                           0.625% of such assets over $150 million up to $300 million plus 0.60% of such assets over $300 million up to $500
                                           million plus 0.55% of such assets over $500 million up to
                                           $700 million plus 0.525% of such assets over $700 million
                                           up to $900 million plus 0.50% of such assets over
                                           $900 million
-------------------------------------------------------------------------------------------------------
PIMCO Inflation Protected Bond Portfolio   0.50% of the first $1.2 billion plus 0.45% of such assets
                                           over $1.2 billion
-------------------------------------------------------------------------------------------------------
Van Kampen Mid Cap Growth Portfolio        0.70% of first $200 million of such assets plus
                                           0.65% of such assets over $200 million up to $500 million
                                           plus 0.625% of such assets over $500 million
-------------------------------------------------------------------------------------------------------

A discussion regarding the basis of the decision of the Trust's Board of Trustees to approve the Management Agreement with the Manager and the investment advisory agreements with the Advisers is available in each Portfolio's annual report.

EXPENSE LIMITATION AGREEMENT

In the interest of limiting expenses of certain Portfolios until April 30, 2009, the Manager has entered into an expense limitation agreement with the Trust ("Expense Limitation Agreement"). Pursuant to that Expense Limitation Agreement, the Manager has agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses of the Portfolios set forth below, other than interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, other extraordinary expenses not incurred in the ordinary course of each Portfolio's business and amounts payable pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act, are limited to the following respective expense ratios:

                                                 TOTAL EXPENSES LIMITED TO
      PORTFOLIOS                                 (% OF DAILY NET ASSETS)
      Dreman Small Cap Value Portfolio                     1.10%
      Lazard Mid Cap Portfolio                             0.80%
      Oppenheimer Capital Appreciation Portfolio           0.75%
      Van Kampen Mid Cap Growth Portfolio                  0.90%

Each Portfolio may at a later date reimburse the Manager the management fees waived or limited and other expenses assumed and paid by the Manager pursuant to the Expense Limitation Agreement provided such Portfolio has reached a sufficient asset size to permit such reimbursement to be made without causing the total annual expense ratio of such Portfolio to exceed the percentage limits stated above. Consequently, no reimbursement by a Portfolio will be made unless: (i) the Portfolio's total annual expense ratio is less than the respective percentages stated above; and (ii) the payment of such reimbursement has been approved by the Trust's Board of Trustees.

The total amount of reimbursement to which the Manager may be entitled will equal, at any time, the sum of (i) all investment management fees previously waived or reduced by the Manager and (ii) all other payments previously remitted by the Manager to the Portfolio during any of the previous five fiscal years, less any reimbursement that the Portfolio has previously paid to the Manager with respect to (a) such investment management fees previously waived or reduced and (b) such other payments previously remitted by the Manager to the Portfolio.

THE ADVISERS

Under the terms of the agreements between each Adviser and the Manager, the Adviser will develop a plan for investing the assets of each Portfolio, select the assets to be purchased and sold by each Portfolio, select the broker-dealer or broker-dealers through which the Portfolio will buy and sell its assets, and negotiate the payment of commissions, if any, to those broker-dealers. Each Adviser follows the investment policies set by the Manager and the Board of Trustees for each of the Portfolios. Day-to-day management of the investments in each Portfolio is the responsibility of the Adviser's portfolio managers. The portfolio managers of each Portfolio are indicated below following a brief description of each Adviser. The SAI provides additional information about each committee member's or portfolio manager's compensation, other accounts managed and the person's ownership of securities in the Portfolio.

The Trust and the Manager have received an exemptive order from the Securities and Exchange Commission that permits the Manager, subject to certain conditions, and without the approval of shareholders to: (a) employ a new unaffiliated investment adviser for a Portfolio pursuant to the terms of a new investment advisory agreement, in each case either as a replacement for an existing Adviser or as an additional Adviser; (b) change the terms of any investment advisory agreement; and (c) continue the employment of an existing Adviser on the same advisory contract terms where a contract has been assigned because of a change in control of the Adviser. In such circumstances, shareholders would receive notice of such action, including the information concerning the new Adviser that normally is provided in a proxy statement.

The Manager pays each Adviser a fee based on the Portfolio's average daily net assets. No Portfolio is responsible for the fees paid to each of the Advisers.

INVESCO AIM CAPITAL MANAGEMENT, INC. ("A I M"), 11 Greenway Plaza, Suite 100, Houston, Texas 77046, is the Adviser to the Met/AIM Capital Appreciation Portfolio of the Trust. A I M has acted as an investment adviser since its organization in 1986. Today, A I M, together with its affiliates, advises or manages investment portfolios, including the Portfolio, encompassing a broad range of investment objectives. A I M is an indirect wholly owned subsidiary of AMVESCAP PLC, London, England. Total net assets under the management of A I M and its affiliates was approximately $149 billion as of December 31, 2007.

A I M uses a team approach to investment management. The individual members of the team are:

  . ROBERT J. LLOYD (lead manager), Senior Portfolio Manager, has been responsible for the Portfolio since 2003 and has been associated with AIM and/or its affiliates since 2000.

  . RYAN A. AMERMAN, Portfolio Manager, has been responsible for the Portfolio since 2008 and has been associated with AIM and/or its affiliates since 1996.

They are assisted by the Adviser's Multi-cap Growth Team which is comprised of portfolio managers and research analysts. Team members provide research support and make securities recommendations with respect to the Portfolio, but do not have day-to-day management responsibilities with respect to the Portfolio. Members of the Team may change from time to time.

DREMAN VALUE MANAGEMENT, LLC ("Dreman"), 520 East Cooper Avenue, Aspen, Colorado 81611 is the Adviser to the Dreman Small Cap Value Portfolio of the Trust. Dreman was founded in 1977 and managed over $18 billion in assets as of December 31, 2007.

  . Messrs. DAVID M. DREMAN, E. CLIFTON HOOVER, JR and MARK ROACH serve as Co-Portfolio Managers of the Portfolio. Mr. Dreman is the founder, Chairman and Chief Investment Officer of Dreman and has been with Dreman since its inception in 1997. Mr. Hoover is a Co-Chief Investment Officer, Co-Research Director and Portfolio Manager of Dreman's Large and Small Cap Value Strategies. Mr. Hoover joined Dreman in December 2006. Prior to that time, he was a Managing Director and Portfolio Manager at NFJ Investment Group since 1997. Mr. Roach is a Managing Director of Dreman and a Portfolio Manager of Mid-Cap and Small-Cap Products. Mr. Roach joined Dreman in November 2006. Prior to that time he was with Vaughn Nelson Investment Management since 2002 and has been in the investment management business since 1997.

PRIOR EXPERIENCE WITH COMPARABLE FUND

The Dreman Small Cap Value Portfolio and the DWS Dreman Small Cap Value Fund, (formerly Scudder Dreman Small Cap Value Fund) which is also advised by Dreman, have substantially similar investment objectives, policies, and strategies. Since the Portfolio commenced operations in 2005, it does not have a significant operating history. In order to provide you with information regarding the investment capabilities of Dreman, performance information regarding the DWS Dreman Small Cap Value Fund is presented. Management fees paid by the DWS Dreman Small Cap Value Fund are less than the fees paid by the Portfolio. If the same level of management fees charged to the Portfolio had been charged to the DWS Dreman Small Cap Value Fund, the average annual return during the periods would have been lower than the numbers set forth below. This result assumes that the current management fee paid by the DWS Dreman Small Cap Value Fund, as a percentage of average net assets, applied in all prior periods. Such performance information should not be relied upon as an indication of the future performance of the Portfolio because, among other things, the asset sizes and expenses of DWS Dreman Small Cap Value Fund and the Portfolio will vary.

The table below compares the DWS Dreman Small Cap Value Fund's average annual compounded total returns for the 1-, 5- and 10-year periods through 12/31/07 with the Russell 2000 Value Index, an unmanaged under which measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index. The calculations of total return assume the reinvestment of all dividends and capital gain distributions and the deduction of all recurring expenses that were charged to shareholder accounts. These figures do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower.

            Average Annual Total Return as of 12/31/07
-----------------------------------------------------------------
                                             1 Year 5 Year 10 Year
-------------------------------------------- ------ ------ -------
Dreman Small Cap Value Fund (Class A shares)
 (without sales charge)                       2.48% 20.00%  8.07%
Russell 2000 Value Index                     -9.78% 15.80%  9.06%

LAZARD ASSET MANAGEMENT LLC, 30 Rockefeller Plaza, New York, New York 10112-6300, ("Lazard") serves as the Adviser to the Lazard Mid Cap Portfolio of the Trust. Lazard is a wholly-owned subsidiary of Lazard, Ltd., Clarendon House, 2 Church Street, Hamilton HM 11, Bermuda. Lazard and its global affiliates provide investment management services to client discretionary accounts with assets totaling approximately $126.9 billion as of December 31, 2007. Its clients are both individuals and institutions, some of whose accounts have investment policies similar to those of the Portfolio.

The following individuals are jointly responsible for managing the Portfolio:

  . CHRISTOPHER BLAKE, Managing Director, Portfolio/Analyst. Christopher Blake is a Managing Director of Lazard and a Portfolio Manager/Analyst for the U.S. Mid Cap and Strategic Equity portfolios (including the North American Equity Fund, the brand name of the U.S. Strategic Equity offshore fund). He joined Lazard in 1995. Mr. Blake was a Lazard Research Analyst covering the consumer sector, and beginning in 1996, was a Research Analyst on the U.S. Small Cap team.

  . GARY BUESSER, CFA, Director, Portfolio Manager. He is a Portfolio Manager for the U.S. Mid Cap and Strategic Equity portfolios. Prior to joining the Lazard in 2000,

    Mr. Buesser worked for Evergreen Funds, SG Cowen, Shearson Lehman Brothers, and Kidder Peabody. He began working in the investment field in 1983.

  . ROBERT A. FAILLA, CFA, Director, Portfolio Manager. Robert Failla is a Senior Vice President of Lazard, and a Portfolio Manager for the U.S. Mid Cap and Strategic Equity portfolios. Prior to joining Lazard in 2003,
     Mr. Failla was associated with AllianceBernstein, where he worked as a Portfolio Manager on a large-cap and all-cap product. He began working in the investment field in 1993.

  . ANDREW LACEY, Deputy Chairman, U.S. and Global Products. Andrew Lacey is a Deputy Chairman of Lazard for U.S. and Global products. He is also a portfolio manager on the U.S. Equity, U.S. Equity Select, U.S. Equity Value, U.S. Mid Cap, and U.S. Strategic products. Mr. Lacey become a full-time member of the equity team in 1996.

PRIOR EXPERIENCE WITH COMPARABLE FUND

The Lazard Mid Cap Portfolio and the Lazard Mid Cap Fund, which is also advised by Lazard, have substantially similar investment objectives, policies, and strategies. Lazard began managing the Portfolio in December 2005. In order to provide you with information regarding the investment capabilities of Lazard, performance information regarding the Lazard Mid Cap Fund is presented. Management fees paid by the Lazard Mid Cap Fund are greater than the fees paid by the Portfolio. If the same level of management fees charged to the Portfolio had been charged to the Lazard Mid Cap Fund, the average annual return during the period would have been higher than the returns set forth below. This result assumes that the current management fee paid by the Lazard Mid Cap Fund, as a percentage of average net assets, applied to all prior periods. Such performance information should not be relied upon as an indication of the future performance of the Portfolio because, among other things, the asset sizes and expenses of Lazard Mid Cap Fund and the Portfolio will vary.

The table below compares the Lazard Mid Cap Fund's average annual compounded total returns for the 1-, 5- and 10 year periods through 12/31/07 with the S&P Mid Cap 400 Index, an unmanaged index which measures the performance of mid-sized companies and covers approximately 7% of the U.S. equities market. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index. The calculations of total return assume the reinvestment of all dividends and capital gain distributions and the deduction of all recurring expenses that were charged to shareholder accounts. These figures do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower.

          Average Annual Total Return as of 12/31/07
-------------------------------------------------------------
                                         1 Year 5 Year 10 Year
---------------------------------------- ------ ------ -------
Lazard Mid Cap Fund--Institutional Class -2.93% 14.38%   9.61%
S&P Mid Cap 400 Index                     7.98% 16.20%  11.19%

MASSACHUSETTS FINANCIAL SERVICES COMPANY ("MFS"), 500 Boylston Street, Boston, Massachusetts 02116, is the Adviser to the MFS(R) Research International Portfolio of the Trust. MFS is America's oldest mutual fund organization. MFS is a subsidiary of Sun Life of Canada

(U.S.) Financial Services Holdings, Inc., which in turn is an indirect majority-owned subsidiary of Sun Life Financial, Inc. (a diversified financial services company). MFS and its predecessor organizations have a history of money management dating from 1924 and the founding of the first mutual fund, Massachusetts Investors Trust. Net assets under the management of the MFS organization were approximately $198 billion as of December 31, 2007.

  . The Portfolio is managed by a committee of research analysts under the general supervision of THOMAS MELENDEZ and JOSE LUIS GARCIA.

  . MR. MELENDEZ, an investment officer of MFS, joined MFS in 2002 as an associate portfolio manager with more than ten years experience, including three years as an Emerging Market Product Specialist for Schroders North America, two years as a General Manager for Schroders Argentina and three years as a Vice President, Latin American Fund Manager for Schroders Capital Management International, London.

  . MR. GARCIA, an investment officer of MFS and global equity research analyst, joined MFS in 2002. Prior to joining MFS, Mr. Garcia was Chief Executive Officer of Telefonica B2B in Mexico City for two years and for two years prior to that position, Principal of Texas Pacific Group.

OPPENHEIMERFUNDS, INC. ("Oppenheimer"), Two World Financial Center, 225 Liberty Street, 11/th/ Floor, New York, New York 10281, is the Adviser to the Oppenheimer Capital Appreciation Portfolio of the Trust. Oppenheimer has been an investment adviser since January 1960. Oppenheimer (including affiliates) managed more than $260 billion in assets as of December 31, 2007, including other Oppenheimer funds with more than 6 million shareholder accounts.

  .  MARC L. BAYLIN, CFA, acts as manager of the Portfolio.

  . Mr. Baylin joined Oppenheimer on September 6, 2005 as a Vice President. Prior to joining Oppenheimer, he was Managing Director and Lead Portfolio Manager at JP Morgan Fleming Investment Management from June 2002 to August 2005 and was a Vice President of T. Rowe Price where he was an analyst from June 1993 and a portfolio manager from March 1999 to June 2002.

PACIFIC INVESTMENT MANAGEMENT COMPANY LLC ("PIMCO"), 840 Newport Center Drive, Newport Beach, California 92660, is the Adviser to the PIMCO Inflation Protected Bond Portfolio of the Trust. PIMCO, a Delaware limited liability company, is a majority-owned subsidiary of Allianz Global Investors of America L.P. ("AGI LP"). Allianz SE is the indirect majority owner of AGI LP. Allianz SE is a European-based, multinational insurance and financial services holding company. As of December 31, 2007, PIMCO had approximately $746.3 billion in assets under management.

  . MIHIR WORAH is an Executive Vice President, portfolio manager, and member of the government and derivatives desk. He joined PIMCO in 2001 as a member of the analytics team and worked on term structure modeling and options pricing.

MORGAN STANLEY INVESTMENT MANAGEMENT, INC., doing business in certain instances (including in its role as Adviser to the Portfolio) under the name Van Kampen ("Van Kampen"), 522 Fifth Avenue, New York, New York 10036, is the Adviser to the Van Kampen Mid Cap Growth Portfolio of the Trust. Van Kampen is a direct wholly-owned subsidiary of Morgan Stanley. As of December 31, 2007, Van Kampen, together with its affiliated asset management companies, managed approximately $589.5 billion in assets.

  . The Portfolio is managed by the Van Kampen U.S. Growth team. Current members of the team jointly and primarily responsible for the day-to-day management of the Portfolio are DENNIS LYNCH, DAVID COHEN and SAM CHAINANI, each a Managing Director of Van Kampen, and ALEXANDER NORTON and JASON YEUNG, each an Executive Director of Van Kampen.

  . Mr. Lynch has worked in an investment management capacity for Van Kampen since 1998. Mr. Cohen has worked in an investment management capacity for Van Kampen since 1993. Mr. Chainani has worked in an investment management capacity for Van Kampen since 1996. Mr. Norton has worked in an investment management capacity for Van Kampen since 2000. Mr. Yeung has worked in an investment management capacity for Van Kampen since 2002. Mr. Lynch is the lead manager of the Portfolio and Messrs. Cohen, Chainani, Norton and Yeung are co-portfolio managers. Members of the team collaborate to manage the assets of the Portfolio.

PRIOR PERFORMANCE OF COMPARABLE ACCOUNTS

Van Kampen began managing the Van Kampen Mid Cap Growth Portfolio in October, 2006. In order to provide you with information regarding the investment capabilities of Van Kampen, composite performance information regarding the Van Kampen Mid Cap Growth strategy is presented. The accounts in the Van Kampen Mid Cap Growth Composite have investment objectives, policies and strategies that are substantially similar to those of the Portfolio. The table below does not show you the performance of the Portfolio--it shows the performance of similar accounts managed by Van Kampen. As of December 31, 2007, the Van Kampen Mid Cap Growth Composite consisted of 23 accounts.

The table below compares the historical performance of the Van Kampen Mid Cap Growth Composite with the Russell Mid Cap Growth Index. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index. The calculations of total return assume the reinvestment of all dividends and capital gain distributions and the deduction of all recurring expenses that were charged to shareholder accounts. These figures do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower.

           Annual Total Returns
-------------------------------------------
               Van Kampen       Russell
             Mid Cap Growth  Mid Cap Growth
Year/Period Composite (%)(1)  Index (%)(2)
----------- ---------------- --------------
  2007            22.60           11.43
  2006             9.64           10.66
  2005            17.86           12.10
  2004            21.41           15.48
  2003            41.97           42.71
  2002(3)        -27.54          -24.97

       (1) This column shows performance after average advisory fees and operating expenses charged to the accounts in the composite have been deducted, including custody fees and other expenses normally paid by such accounts. The Portfolio's fees and expenses are generally expected to be higher than those reflected in this composite, which would reduce performance. The composite does not reflect the deduction of mutual fund sales loads, if applicable. If sales loads were reflected, the annual returns would have been lower.

       (2) The Russell Midcap Growth Index measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000 Growth index. Results include reinvested dividends.
       (3) The inception date of the composite was 1/31/02. Total returns and expenses are not annualized for the first year of operations.

DISTRIBUTION PLANS

Each Portfolio has adopted for its Class B and Class E shares a plan pursuant to Rule 12b-1 under the 1940 Act (the "Plan") and pursuant to the Plan, entered into a Distribution Agreement with MetLife Investors Distribution Company, located at 5 Park Plaza, Suite 1900, Irvine, California 92614. MetLife Investors Distribution Company is an affiliate of the Manager, and serves as principal underwriter for the Trust. The Plan permits the use of Trust assets to help finance the distribution of the shares of the Portfolios. Under the Plan, the Trust, on behalf of the Portfolios, is permitted to pay to various service providers up to 0.50% for Class B shares and up to 0.25% for Class E shares of the average daily net assets of each Portfolio allocated, as applicable, to Class B and Class E shares as payment for services rendered in connection with the distribution of the shares of the Portfolios. Currently, payments with respect to Class B and Class E shares are limited to 0.25% and 0.15%, respectively, of average net assets, which amount may be increased to the full Plan amount by the Trustees of the Trust without shareholder approval. Because these fees are paid out of Trust assets on an on-going basis, over time these costs will increase the cost of your investment and may cost you more than other types of sales charges.

YOUR INVESTMENT

SHAREHOLDER INFORMATION

The separate accounts of MetLife are the record owners of the Portfolios' shares. Any reference to the shareholder in this Prospectus technically refers to those separate accounts and not to you, the Contract owner. The legal rights of you, the Contract owner, are different from the legal rights of the record owner.

However, MetLife is required to solicit instructions from Contract owners when voting on shareholder issues. Any voting by MetLife as shareholder would therefore reflect the actual votes of Contract owners. Neither the Securities and Exchange Commission nor MetLife requires any specific minimum percentage of Contract owners to vote in order for MetLife to echo vote the remaining unvoted votes. MetLife seeks to obtain a reasonable level of turnout given the particular voting trend. MetLife may use various methods of encouraging Contract owners to vote, including additional solicitations. The practice of echo voting means that a minority of Contract owners may, in practice, determine whether an item passes or fails. Please see "Voting Rights" in the prospectus for the Contracts accompanying this Prospectus for more information on your voting rights.

DISCLOSURE OF PORTFOLIO HOLDINGS

Shares of the Trust are offered only to separate accounts of the Insurance Companies. The following information is generally made available on one or more of the Insurance Company websites (including www.metlifeinvestors.com): (i) the ten largest portfolio holdings of each

Portfolio; (ii) unless the Adviser has objected, the percentage of the Portfolio's net assets that each of the portfolio holdings represents; and
(iii) the percentage of the Portfolio's net assets that these holdings represent in the aggregate. Unless the Adviser has objected, this information is posted on the website as early as on or about the tenth business day following the calendar quarter and no later than on or about the first business day of the second month following the calendar quarter. The Trust may exclude any portion of these holdings from the posting when deemed in the best interest of the Trust. These postings generally remain until replaced by new postings as described above. For these purposes, a Portfolio's ten largest portfolio holdings are not considered to include swaps, futures, or forward currency transactions or transactions transmitted to the Trust's custodian after certain established cut-off times.

A description of the Portfolios' policies and procedures with respect to the disclosure of the Portfolios' portfolio securities is available in the SAI.

DIVIDENDS, DISTRIBUTIONS AND TAXES

DIVIDENDS AND DISTRIBUTIONS

Each Portfolio intends to distribute substantially all of its net investment income, if any. Each Portfolio distributes its dividends from its net investment income to MetLife's separate accounts at least once a year and not to you, the Contract owner. These distributions are in the form of additional shares and not cash. The result is that a Portfolio's investment performance, including the effect of dividends, is reflected in the cash value of the Contracts. Please see the Contract prospectus accompanying this Prospectus for more information.

All net realized long- or short-term capital gains of each Portfolio are also declared once a year and reinvested in the Portfolio.

TAXES

Please see the Contract prospectus accompanying this Prospectus for a discussion of the tax impact on you resulting from the income taxes the separate accounts owe as a result of their ownership of a Portfolio's shares and their receipt of dividends and capital gains.

Each Portfolio expects to qualify and to continue to qualify as a regulated investment company under Subchapter M of the Code. As qualified, a Portfolio is not subject to federal income tax on that part of its taxable income that it distributes to you. Taxable income consists generally of net investment income, and any capital gains. It is each Portfolio's intention to distribute all such income and gains.

Shares of each Portfolio are currently offered only to the separate accounts of MetLife. Separate accounts are insurance company separate accounts that fund life insurance policies and annuity contracts. Under the Code, an insurance company pays no tax with respect to income of a qualifying separate account when the income is properly allocable to the value of eligible variable annuity or variable life insurance contracts. For a discussion of the taxation of life insurance companies and the separate accounts, as well as the tax treatment of the policies and annuity contracts and the holders thereof, see the discussion of federal income tax considerations included in the prospectus for the Contracts.

Section 817(h) of the Code and the regulations thereunder impose "diversification" requirements on the assets underlying a Contract. Each Portfolio intends to maintain diversification which will allow each Contract to satisfy these requirements. These requirements are in addition to the diversification requirements imposed on each Portfolio by Subchapter M and the 1940 Act. Technically, the section 817(h) requirements provide that, with limited exceptions, as of the end of each calendar quarter or within thirty days thereafter no more than 55% of the assets underlying a Contract may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments, and no more than 90% by any four investments. For this purpose, an investment in a Portfolio is treated not as a single investment but as an investment in each asset owned by the Portfolio, so long as shares of the Portfolio are owned only by separate accounts of insurance companies, by qualified pension and retirement plans, and by a limited class of other investors. The Portfolios are and will be so owned. Thus so long as each Portfolio meets the section 817(h) diversification tests, each Contract will also meet those tests. See the prospectus for the Contracts.

The foregoing is only a summary of some of the important federal income tax considerations generally affecting a Portfolio and you; see the SAI for a more detailed discussion. You are urged to consult your tax advisers.

REPORT TO POLICYHOLDERS

The fiscal year of each Portfolio ends on December 31 of each year. The Trust will send to you, at least semi-annually, reports which show the Portfolios' composition and other information. An annual report, with audited information, will be sent to you each year.

SALES AND PURCHASES OF SHARES

The Trust does not sell its shares directly to the public. The Trust continuously sells Class A shares, Class B shares and Class E shares of the Portfolios, as applicable, only to the separate accounts of MetLife to fund Contracts. The Trust could also offer shares to other separate accounts of other insurers if approved by the Board of Trustees.

PURCHASE AND REDEMPTION OF SHARES

MetLife Investors Distribution Company is the principal underwriter and distributor of the Trust's shares. MetLife Investors Distribution Company places orders for the purchase or redemption of shares of each Portfolio based on, among other things, the amount of net Contract premiums or purchase payments transferred to the separate accounts, transfers to or from a separate account investment division and benefit payments to be effected on a given date pursuant to the terms of the Contract. Such orders are effected, without sales charge, at the net asset value per share for each Portfolio determined on that same date. The Trust reserves the right to reject or limit all or part of any purchase or exchange order for any reason.

The Portfolios are available as investment options under a number of different variable insurance products, many of which do not limit the number of transfers among the available underlying funds. A large number of transfers could raise transaction costs for a Portfolio and could require the Adviser to maintain increased cash reserves, which could harm performance in rising markets.

Shares of the Portfolios are sold and redeemed at their net asset value without the imposition of any sales commission or redemption charge. Class A shares are not subject to a Rule 12b-1 fee. Class B and Class E shares are subject to a Rule 12b-1 fee of 0.25% and 0.15%, respectively, of average daily net assets. (However, certain sales or other charges may apply to the Contract, as described in the Contract prospectus.) Under certain circumstances, redemption proceeds may be paid in securities or other property rather than in cash if the Manager determines it is in the best interests of the Trust.

MARKET TIMING

The Trust's Board of Trustees has adopted certain procedures, described below, to discourage certain types of trading in Portfolio shares that may be harmful to long-term investors, specifically (i) trading that is designed to exploit pricing inefficiencies and thereby dilute the returns of long-term investors; or (ii) frequent trading by an investor that generates sufficiently volatile cash flows to be disruptive to a portfolio manager's ability to manage a Portfolio's assets ((i) or (ii), "market timing"). The Trust is not intended for investment by market timers. The Trust does not knowingly accommodate market timing in any Portfolio and, to the Trust's knowledge, there are no arrangements currently in place that are designed to permit any contract owner to engage in market timing. As discussed above, the Trust reserves the right to reject or limit all or part of any purchase or exchange order for any reason.

The Trust requires that the insurance company separate accounts that invest in the Portfolios have in place policies and procedures reasonably designed to detect and deter market timing in the separate accounts by contract owners. In addition, the Manager monitors cashflows of certain Portfolios identified as presenting pricing inefficiencies that could potentially be exploited by market timers, and, with respect to each Portfolio, conducts certain tests to help detect cash outflows or cashflow volatility that may be disruptive to a portfolio manager's ability to manage the Portfolio. If, based on such monitoring, the Manager believes (i) that a Portfolio's cash flows may reflect a pattern of market timing or (ii) that a Portfolio's cash flows may reflect frequent trading that is disruptive to the management of the Portfolio and it is appropriate given the context of the cash flow volatility (e.g., type of Portfolio, amount of assets), the Manager will refer the matter to the appropriate insurance company or companies.

Further, in accordance with Rule 22c-2 under the 1940 Act, the Trust has contracted with insurance separate accounts to enable it to request and receive information regarding transactions in the shares of the Trust's Portfolios and limit transactions that violate the Trust's policies on market timing.

If the Trust finds that any insurance company has in place inadequate policies and procedures, with respect to a particular separate account, to detect and deter market timing in Portfolio shares and there is evidence of market timing in that separate account, the Trust or any of its Portfolios may be discontinued as an investment option of that separate account. In such an event, all contract owners of such separate account would no longer be able to make new investments in the Trust or any of its Portfolios. The Trust reserves the right to modify this policy, including any procedures established from time to time to effectuate this policy, at any time without notice.

LIMITATIONS ON THE TRUST'S ABILITY TO DETECT AND DETER MARKET TIMING

The Portfolios are available as investment options under a number of different variable insurance products. Owners of these variable insurance products transfer value among sub-accounts of the insurance company separate accounts by contacting the insurance companies. The resulting purchases and redemptions of Portfolio shares are made through omnibus accounts of the insurance companies. The right of an owner of such a variable insurance product to transfer among sub-accounts is governed by a contract between the insurance company and such owner. Many of these contracts do not limit the number of transfers among the available underlying funds that a contract owner may make. The terms of these contracts, the presence of financial intermediaries (including the insurance companies) between the Trust and contract owners, the utilization of omnibus accounts by these intermediaries and other factors such as state insurance laws may limit the Trust's ability to detect and deter market timing. Multiple tiers of such financial intermediaries may further compound the Trust's difficulty in detecting and deterring such market timing activities.

RISKS ASSOCIATED WITH MARKET TIMING GENERALLY

While the Trust will try to detect and deter market timing by utilizing the procedures described above, these procedures may not be successful in identifying or deterring market timing. By realizing profits through short-term trading, contract owners that engage in market timing activities may dilute the value of shares held by long-term investors. Cashflow volatility resulting from frequent trading of Portfolio shares, especially involving large dollar amounts, may disrupt a portfolio manager's ability to manage the Portfolio's assets. Frequent trading may be disruptive if it makes it difficult for a Portfolio to implement its long-term investment strategies, for example by causing the Portfolio to maintain a higher level of its assets in cash to accommodate such frequent trading. Frequent trading may also be disruptive if it forces a Portfolio to sell portfolio securities at inopportune times to raise cash to accommodate such trading activity. In addition, frequent trading may cause a Portfolio to incur increased expenses. For example, as a result of such frequent trading, a Portfolio may be forced to liquidate investments and thereby incur increased brokerage costs and realization of taxable capital gains without attaining any investment advantage. All of these factors may adversely affect Portfolio performance.

Associated with an investment in a Portfolio that itself invests in securities that are, for example, thinly traded, traded infrequently, or relatively less liquid is the risk that the current market price for the securities may not accurately reflect current market values. A market timer may seek to engage in strategies designed to take advantage of these pricing differences ("price arbitrage") and thereby dilute the returns of long-term investors. Portfolios that may be adversely affected by price arbitrage include those Portfolios that significantly invest in small cap equity securities and in certain fixed-income securities, such as high yield bonds.

A Portfolio that invests significantly in foreign securities may be particularly susceptible to strategies designed to exploit pricing inefficiencies. This is because foreign securities are typically traded on markets that close well before the time a Portfolio calculates its net asset value (typically at 4:00 p.m. Eastern Time), which gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities. The time zone differences among international stock markets can allow a market timer engaging in certain strategies to exploit differences in Portfolio share prices that are based on closing prices of foreign securities established some time before the Portfolio calculates its own share price (a type of price arbitrage referred to as "time zone arbitrage"). As discussed more fully below, the Trust has procedures, referred to as fair value pricing, that allow the Trust to adjust closing market prices of foreign securities to reflect what is believed to be the fair value of those securities at the time a Portfolio calculates its net asset value. While there is no assurance, the Portfolios expect that the use of fair value pricing will reduce a market timer's ability to engage in time zone arbitrage to the detriment of Portfolio shareholders.

VALUATION OF SHARES

Each Portfolio's net asset value ("NAV") per share is ordinarily determined once daily, as of the close of the regular session of business on the New York Stock Exchange (NYSE) (usually at 4:00 p.m., Eastern Time), on each day the NYSE is open. To the extent that the Portfolio's assets are traded in other markets when the NYSE is closed, the value of the Portfolio's assets may be effected on days when the Trust is not open for business. In addition, trading in some of the Portfolio's assets may not occur when the Trust is open for business.

NAV of a Portfolio share is computed by dividing the value of the net assets of the Portfolio by the total number of shares outstanding in the Portfolio. Share prices for any transaction are those next calculated after receipt of an order.

Except for money market instruments maturing in 60 days or less and foreign securities as discussed below, securities held by the Portfolios are valued at market value. If market values are not readily available, or if available market quotations are not reliable, securities are priced at their fair value as determined by the Valuation Committee of the Trust's Board of Trustees using procedures approved by the Board of Trustees. The Portfolios may use fair value pricing if the value of a security has been materially affected by events occurring before the Portfolio's calculation of NAV but after the close of the primary markets on which the security is traded. The Portfolios may also use fair value pricing if reliable market quotations are unavailable due to infrequent trading or if trading in a particular security was halted during the day and did not resume prior to the Portfolios' calculation of NAV. The use of fair value pricing has the effect of valuing a security based upon the price a Portfolio might reasonably expect to receive if it sold that security but does not guarantee that the security can be sold at the fair value price. Further, because of the inherent uncertainty of fair valuation, a fair valuation price may differ significantly from the value that would have been used had a ready market for the investment existed, and these differences could be material. With respect to any portion of a Portfolio's assets that is invested in other open-end investment companies, that portion of the Portfolio's NAV is calculated based on the NAV of that investment company. The prospectus for the other investment company explains the circumstances and effects of fair value pricing for that investment company.

Each Portfolio has retained a third party pricing service to automatically fair value each of its investments that is traded principally on a foreign exchange or market, subject to adjustment by the Trust's Valuation Committee. The Valuation Committee will regularly monitor and review the services provided by the pricing service to the Portfolios and periodically report to the Board on the pricing services' performance.

Money market instruments maturing in 60 days or less are valued on the amortized cost basis.

FINANCIAL HIGHLIGHTS

The following financial highlights tables are intended to help you understand each Portfolio's Class A shares, Class B shares and Class E shares financial performance, as applicable, for the past 5 years (or for its period of operation in the case of Portfolios that have operated for less than 5 years). Certain information reflects financial results for a single Portfolio share. Total return in each table shows how much an investment in a Portfolio would have increased (or decreased) during each period (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, whose report is included in the Annual Report of each Portfolio, which are available upon request. The information for the periods ended
December 31, 2007, December 31, 2006, October 31, 2006, and October 31, 2005 in the case of Met/AIM Capital Appreciation Portfolio has been audited by Deloitte & Touche LLP. For the years 2003 and 2004, other independent accountants have audited this information with respect to Met/AIM Capital Appreciation Portfolio.

                                        MET/AIM CAPITAL APPRECIATION PORTFOLIO*

                                             FOR THE
                                            YEAR ENDED  PERIOD ENDED
                                           DECEMBER 31, DECEMBER 31, FOR THE YEARS ENDED OCTOBER 31,
                                             2007(A)     2006(A)(B)  -------------------------------
CLASS A                                    ------------ ------------ 2006(A) 2005(A)  2004    2003
--------------------------------------------            -            -------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD          $10.83       $12.04    $11.11   $9.98    $9.63   $8.04
                                              ------      -------    ------  ------  ------- -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME (LOSS)                    0.01      0.00(c)      0.01    0.04   (0.02)  (0.02)
NET REALIZED AND UNREALIZED GAINS               1.28         0.31      1.01    1.10     0.37    1.61
                                              ------      -------    ------  ------  ------- -------
TOTAL FROM INVESTMENT OPERATIONS                1.29         0.31      1.02    1.14     0.35    1.59
                                              ------      -------    ------  ------  ------- -------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME          (0.01)       (0.02)    (0.02)  (0.01)       --      --
DISTRIBUTIONS FROM NET REALIZED CAPITAL       (0.03)       (1.50)    (0.07)      --       --      --
GAINS                                         ------      -------    ------  ------  ------- -------
TOTAL DISTRIBUTIONS                           (0.04)       (1.52)    (0.09)  (0.01)       --      --
                                              ------      -------    ------  ------  ------- -------
NET ASSET VALUE, END OF PERIOD                $12.08       $10.83    $12.04  $11.11    $9.98   $9.63
                                              ------      -------    ------  ------  ------- -------
TOTAL RETURN                                  11.92%       2.52%+     9.18%  11.47%    3.63%  19.78%
                                              ------      -------    ------  ------  ------- -------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)       $210.8       $198.3      $202    $238     $234    $178
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                       0.82%      0.88%++     0.92%   0.85%  0.85%**   0.85%
NET INVESTMENT INCOME (LOSS)                   0.08%      0.09%++     0.11%   0.34%  (0.18)% (0.25)%
PORTFOLIO TURNOVER RATE                        70.4%       12.4%+    113.0%   83.0%    71.0%   49.0%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE
NET ASSETS BEFORE REIMBURSEMENT BY THE
MANAGER AND BROKER REBATES:                    0.86%      0.93%++       N/A     N/A      N/A     N/A

--------------------------------------------------------------------------------
+  Non-annualized.
++ Annualized.
N/A Not applicable.
* On May 1, 2006, the Portfolio received, through a plan of reorganization, all of the assets and assumed the liabilities of the AIM Capital
   Appreciation Portfolio, a portfolio of The Travelers Series Trust, that followed the same investment objective as the Portfolio. The information for each of the periods prior to May 1, 2006 is that of the predecessor AIM Capital Appreciation Portfolio and its predecessor fund.
** The Manager waived a portion of its management fee for the year ended
   October 31, 2004. The actual expense ratio did not change due to this waiver.
(a) Net investment income (loss) per share was calculated using average shares outstanding.
(b) Fiscal year end changed on November 1, 2006 from October 31 to December 31.
(c) Rounds to less than $0.005 per share.

  MET/AIM CAPITAL APPRECIATION PORTFOLIO

                                                                                  FOR THE PERIOD FROM
                                                                                     APRIL 28, 2007
                                                                                    (COMMENCEMENT OF
                                                                                     OPERATIONS) TO
CLASS E                                                                           DECEMBER 31, 2007(A)
------------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                                                      $11.41
                                                                                       ---------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT LOSS                                                                       (0.01)
NET REALIZED AND UNREALIZED GAINS                                                           0.49
                                                                                       ---------
TOTAL FROM INVESTMENT OPERATIONS                                                            0.48
                                                                                       ---------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                                                          --
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS                                                 --
                                                                                       ---------
TOTAL DISTRIBUTIONS                                                                           --
                                                                                       ---------
NET ASSET VALUE, END OF PERIOD                                                            $11.89
                                                                                       ---------
TOTAL RETURN                                                                              4.21%+
                                                                                       ---------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                                                    $20.8
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                                                 0.97%++
NET INVESTMENT LOSS                                                                    (0.14)%++
PORTFOLIO TURNOVER RATE                                                                   70.4%+
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS BEFORE REIMBURSEMENT BY THE
MANAGER AND BROKER REBATES:                                                              1.01%++

--------------------------------------------------------------------------------
+  Non-annualized
++ Annualized
(a) Net investment income per share was calculated using average shares outstanding.

                                              DREMAN SMALL CAP VALUE PORTFOLIO#

                                                                                 FOR THE PERIOD FROM
                                                                                     MAY 2, 2005
                                                             FOR THE YEARS ENDED   (COMMENCEMENT OF
                                                               DECEMBER 31,         OPERATIONS) TO
                                                             ------------------- DECEMBER 31, 2005(A)
CLASS A                                                      2007(A)    2006(A)  --------------------
---------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                           $13.77   $11.20          $10.00
                                                              --------  ------         -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                            0.12     0.13            0.07
NET REALIZED AND UNREALIZED GAINS (LOSSES)                     (0.25)     2.57            1.30
                                                              --------  ------         -------
TOTAL FROM INVESTMENT OPERATIONS                               (0.13)     2.70            1.37
                                                              --------  ------         -------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                               --   (0.06)          (0.05)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS                  (0.07)   (0.07)          (0.12)
                                                              --------  ------         -------
TOTAL DISTRIBUTIONS                                            (0.07)   (0.13)          (0.17)
                                                              --------  ------         -------
NET ASSET VALUE, END OF PERIOD                                 $13.57   $13.77          $11.20
                                                              --------  ------         -------
TOTAL RETURN                                                  (0.97)%   24.23%         13.56%+
                                                              --------  ------         -------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                        $225.2    $83.6            $5.0
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                        0.92%    1.10%         1.10%++
NET INVESTMENT INCOME                                           0.89%    0.99%         0.86%++
PORTFOLIO TURNOVER RATE                                         69.6%    62.0%          55.0%+
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS BEFORE
REIMBURSEMENT BY THE MANAGER AND BROKER REBATES:             0.95%(b)    1.40%         3.83%++

--------------------------------------------------------------------------------
# On May 1, 2006, the Portfolio received, through a plan of reorganization, all of the assets and assumed the liabilities of the Style Focus Series:
   Small Cap Value Portfolio, a portfolio of The Travelers Series Trust, that followed the same investment objective as the Portfolio. The information for the period prior to May 1, 2006 is that of the predecessor Style Focus
   Series: Small Cap Value Portfolio.
+  Non-annualized
++ Annualized
(a) Net investment income per share was calculated using average shares outstanding.
(b) Excludes effect of deferred expense reimbursement.

  LAZARD MID CAP PORTFOLIO

                                                         FOR THE YEARS ENDED DECEMBER 31,
                                                      ---------------------------------------
CLASS A                                               2007(A) 2006(A) 2005(A) 2004(A) 2003(A)
---------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                   $13.74 $13.65  $14.13  $12.33   $9.85
                                                      ------- ------  ------  ------  ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                    0.13   0.10    0.04    0.08    0.01
NET REALIZED AND UNREALIZED GAINS (LOSSES)             (0.33)   1.75    1.16    1.72    2.58
                                                      ------- ------  ------  ------  ------
TOTAL FROM INVESTMENT OPERATIONS                       (0.20)   1.85    1.20    1.80    2.59
                                                      ------- ------  ------  ------  ------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                   (0.09) (0.08)  (0.06)      --  (0.01)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS          (1.28) (1.68)  (1.62)      --  (0.10)
                                                      ------- ------  ------  ------  ------
TOTAL DISTRIBUTIONS                                    (1.37) (1.76)  (1.68)      --  (0.11)
                                                      ------- ------  ------  ------  ------
NET ASSET VALUE, END OF PERIOD                         $12.17 $13.74  $13.65  $14.13  $12.33
                                                      ------- ------  ------  ------  ------
TOTAL RETURN                                          (2.47)% 14.87%   8.40%  14.60%  26.42%
                                                      ------- ------  ------  ------  ------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                $550.8 $312.2   $89.0   $58.8    $4.5
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES**                                              0.75%  0.77%   0.79%   0.85%   0.93%
NET INVESTMENT INCOME                                   0.96%  0.76%   0.63%   0.59%   0.10%
PORTFOLIO TURNOVER RATE                                 89.9%  65.4%  170.0%   90.7%   36.2%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                0.76%  0.80%   0.82%  0.83%*  0.96%*
RATIO OF EXPENSES TO AVERAGE NET ASSETS AFTER BROKER
REBATES:**                                                N/A    N/A     N/A     N/A   0.92%

--------------------------------------------------------------------------------
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
** Prior to 05/01/2003, broker rebates were excluded from the calculation of the expense limitation.
N/A Not applicable
(a) Net investment income per share was calculated using average shares outstanding.

                                                       LAZARD MID CAP PORTFOLIO

                                                          FOR THE YEARS ENDED DECEMBER 31,
                                                      -----------------------------------------
CLASS B                                               2007(A) 2006(A) 2005(A) 2004(A)  2003(A)
-----------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                   $13.65 $13.57  $14.05  $12.29      $9.83
                                                      ------- ------  ------  ------  ---------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME (LOSS)                             0.09   0.06    0.05    0.02     (0.01)
NET REALIZED AND UNREALIZED GAINS (LOSSES)             (0.31)   1.74    1.10    1.74       2.57
                                                      ------- ------  ------  ------  ---------
TOTAL FROM INVESTMENT OPERATIONS                       (0.22)   1.80    1.15    1.76       2.56
                                                      ------- ------  ------  ------  ---------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                   (0.05) (0.04)  (0.01)      --  (0.00)(b)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS          (1.28) (1.68)  (1.62)      --     (0.10)
                                                      ------- ------  ------  ------  ---------
TOTAL DISTRIBUTIONS                                    (1.33) (1.72)  (1.63)      --     (0.10)
                                                      ------- ------  ------  ------  ---------
NET ASSET VALUE, END OF PERIOD                         $12.10 $13.65  $13.57  $14.05     $12.29
                                                      ------- ------  ------  ------  ---------
TOTAL RETURN                                          (2.71)% 14.67%   8.06%  14.32%     26.03%
                                                      ------- ------  ------  ------  ---------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                $243.6 $216.8  $200.4  $211.0     $211.8
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES**                                              0.99%  1.02%   1.03%   1.08%      1.19%
NET INVESTMENT INCOME (LOSS)                            0.67%  0.48%   0.38%   0.16%    (0.08)%
PORTFOLIO TURNOVER RATE                                 89.9%  65.4%  170.0%   90.7%      36.2%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                1.00%  1.05%   1.07%  1.03%*     1.15%*
RATIO OF EXPENSES TO AVERAGE NET ASSETS AFTER BROKER
REBATES:**                                                N/A    N/A     N/A     N/A      1.19%

--------------------------------------------------------------------------------
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
** Prior to 05/01/2003, broker rebates were excluded from the calculation of the expense limitation.
N/A Not applicable
(a) Net investment income (loss) per share was calculated using average shares outstanding.
(b) Rounds to less than $0.005 per share.

  LAZARD MID CAP PORTFOLIO

                                                          FOR THE YEARS ENDED DECEMBER 31,
                                                      -----------------------------------------
CLASS E                                               2007(A) 2006(A) 2005(A) 2004(A)  2003(A)
-----------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                   $13.69 $13.61  $14.10  $12.32      $9.84
                                                      ------- ------  ------  ------  ---------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                    0.10   0.08    0.07    0.04    0.00(b)
NET REALIZED AND UNREALIZED GAINS (LOSSES)             (0.31)   1.74    1.10    1.74       2.58
                                                      ------- ------  ------  ------  ---------
TOTAL FROM INVESTMENT OPERATIONS                       (0.21)   1.82    1.17    1.78       2.58
                                                      ------- ------  ------  ------  ---------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                   (0.07) (0.06)  (0.04)      --  (0.00)(b)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS          (1.28) (1.68)  (1.62)      --     (0.10)
                                                      ------- ------  ------  ------  ---------
TOTAL DISTRIBUTIONS                                    (1.35) (1.74)  (1.66)      --     (0.10)
                                                      ------- ------  ------  ------  ---------
NET ASSET VALUE, END OF PERIOD                         $12.13 $13.69  $13.61  $14.10     $12.32
                                                      ------- ------  ------  ------  ---------
TOTAL RETURN                                          (2.64)% 14.74%   8.23%  14.45%     26.35%
                                                      ------- ------  ------  ------  ---------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                 $38.2  $36.0   $32.6   $30.5      $19.8
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES**                                              0.89%  0.93%   0.93%   0.98%      1.09%
NET INVESTMENT INCOME                                   0.76%  0.58%   0.49%   0.29%      0.02%
PORTFOLIO TURNOVER RATE                                 89.9%  65.4%  170.0%   90.7%      36.2%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                0.90%  0.95%   0.97%  0.94%*     1.07%*
RATIO OF EXPENSES TO AVERAGE NET ASSETS AFTER BROKER
REBATES:**                                                N/A    N/A     N/A     N/A      1.08%

--------------------------------------------------------------------------------
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
** Prior to 05/01/2003, broker rebates were excluded from the calculation of the expense limitation.
N/A Not applicable.
(a) Net investment income per share was calculated using average shares outstanding.
(b) Rounds to less than $0.005 per share.

                                        MFS(R) RESEARCH INTERNATIONAL PORTFOLIO

                                                         FOR THE YEARS ENDED DECEMBER 31,
                                                      ---------------------------------------
CLASS A                                               2007(A) 2006(A) 2005(A) 2004(A) 2003(A)
---------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                  $15.04  $13.00  $11.72   $9.81   $7.49
                                                      ------  ------  ------  ------  ------
INCOME FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                   0.22    0.19    0.14    0.08    0.06
NET REALIZED AND UNREALIZED GAINS                       1.68    3.17    1.83    1.85    2.34
                                                      ------  ------  ------  ------  ------
TOTAL FROM INVESTMENT OPERATIONS                        1.90    3.36    1.97    1.93    2.40
                                                      ------  ------  ------  ------  ------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                  (0.24)  (0.27)  (0.07)      --  (0.08)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS         (2.27)  (1.05)  (0.62)  (0.02)      --
                                                      ------  ------  ------  ------  ------
TOTAL DISTRIBUTIONS                                   (2.51)  (1.32)  (0.69)  (0.02)  (0.08)
                                                      ------  ------  ------  ------  ------
NET ASSET VALUE, END OF PERIOD                        $14.43  $15.04  $13.00  $11.72   $9.81
                                                      ------  ------  ------  ------  ------
TOTAL RETURN                                          13.60%  26.91%  16.77%  19.72%  32.20%
                                                      ------  ------  ------  ------  ------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)               $959.1  $706.0  $624.2  $304.0   $67.3
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES**                                             0.79%   0.94%   0.93%   1.06%   1.09%
NET INVESTMENT INCOME                                  1.54%   1.34%   1.18%   0.75%   0.68%
PORTFOLIO TURNOVER RATE                                65.5%  104.1%   84.5%   98.5%   99.0%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                               0.79%   0.95%  0.93%*  0.94%*   1.11%
RATIO OF EXPENSES TO AVERAGE NET ASSETS AFTER BROKER
REBATES:**                                               N/A     N/A     N/A     N/A   1.09%

--------------------------------------------------------------------------------
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
** Prior to 05/01/2003, broker rebates were excluded from the calculation of the expense limitation.
N/A Not applicable
(a) Net investment income per share was calculated using average shares outstanding.

  MFS(R) RESEARCH INTERNATIONAL PORTFOLIO

                                                         FOR THE YEARS ENDED DECEMBER 31,
                                                      ---------------------------------------
CLASS B                                               2007(A) 2006(A) 2005(A) 2004(A) 2003(A)
---------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                  $14.95  $12.94  $11.68   $9.79   $7.47
                                                      ------  ------  ------  ------  ------
INCOME FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                   0.19    0.15    0.11    0.05    0.05
NET REALIZED AND UNREALIZED GAINS                       1.65    3.15    1.81    1.86    2.33
                                                      ------  ------  ------  ------  ------
TOTAL FROM INVESTMENT OPERATIONS                        1.84    3.30    1.92    1.91    2.38
                                                      ------  ------  ------  ------  ------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                  (0.20)  (0.24)  (0.04)      --  (0.06)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS         (2.27)  (1.05)  (0.62)  (0.02)      --
                                                      ------  ------  ------  ------  ------
TOTAL DISTRIBUTIONS                                   (2.47)  (1.29)  (0.66)  (0.02)  (0.06)
                                                      ------  ------  ------  ------  ------
NET ASSET VALUE, END OF PERIOD                        $14.32  $14.95  $12.94  $11.68   $9.79
                                                      ------  ------  ------  ------  ------
TOTAL RETURN                                          13.29%  26.56%  16.42%  19.56%  32.04%
                                                      ------  ------  ------  ------  ------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)               $842.8  $623.0  $443.5  $396.0  $186.0
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES**                                             1.04%   1.19%   1.19%   1.32%   1.33%
NET INVESTMENT INCOME                                  1.31%   1.12%   0.90%   0.47%   0.56%
PORTFOLIO TURNOVER RATE                                65.5%  104.1%   84.5%   98.5%   99.0%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                               1.04%   1.20%  1.19%*  1.18%*   1.39%
RATIO OF EXPENSES TO AVERAGE NET ASSETS AFTER BROKER
REBATES:**                                               N/A     N/A     N/A     N/A   1.33%

--------------------------------------------------------------------------------
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
** Prior to 05/01/2003, broker rebates were excluded from the calculation of the expense limitation.
N/A Not applicable
(a) Net investment income per share was calculated using average shares outstanding.

                                        MFS(R) RESEARCH INTERNATIONAL PORTFOLIO

                                                         FOR THE YEARS ENDED DECEMBER 31,
                                                      ---------------------------------------
CLASS E                                               2007(A) 2006(A) 2005(A) 2004(A) 2003(A)
---------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                  $14.99  $12.96  $11.70   $9.80   $7.48
                                                      ------  ------  ------  ------  ------
INCOME FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                   0.20    0.16    0.13    0.07    0.05
NET REALIZED AND UNREALIZED GAINS                       1.66    3.17    1.81    1.85    2.34
                                                      ------  ------  ------  ------  ------
TOTAL FROM INVESTMENT OPERATIONS                        1.86    3.33    1.94    1.92    2.39
                                                      ------  ------  ------  ------  ------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                  (0.22)  (0.25)  (0.06)      --  (0.07)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS         (2.27)  (1.05)  (0.62)  (0.02)      --
                                                      ------  ------  ------  ------  ------
TOTAL DISTRIBUTIONS                                   (2.49)  (1.30)  (0.68)  (0.02)  (0.07)
                                                      ------  ------  ------  ------  ------
NET ASSET VALUE, END OF PERIOD                        $14.36  $14.99  $12.96  $11.70   $9.80
                                                      ------  ------  ------  ------  ------
TOTAL RETURN                                          13.38%  26.79%  16.52%  19.64%  32.09%
                                                      ------  ------  ------  ------  ------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                $32.6   $26.7   $14.6   $11.3    $6.9
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES**                                             0.94%   1.09%   1.09%   1.22%   1.23%
NET INVESTMENT INCOME                                  1.41%   1.18%   1.07%   0.72%   0.59%
PORTFOLIO TURNOVER RATE                                65.5%  104.1%   84.5%   98.5%   99.0%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                               0.94%   1.10%   1.09%*  1.09%*  1.28%
RATIO OF EXPENSES TO AVERAGE NET ASSETS AFTER BROKER
REBATES:**                                               N/A     N/A     N/A     N/A   1.23%

--------------------------------------------------------------------------------
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
** Prior to 05/01/2003, broker rebates were excluded from the calculation of the expense limitation.
N/A Not applicable
(a) Net investment income per share was calculated using average shares outstanding.

  OPPENHEIMER CAPITAL APPRECIATION PORTFOLIO

                                                         FOR THE YEARS ENDED DECEMBER 31,
                                                      ---------------------------------------
CLASS A                                               2007(A) 2006(A) 2005(A) 2004(A) 2003(A)
---------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                   $9.27   $8.69   $8.36   $8.33   $6.47
                                                      ------  ------  ------  ------  ------
INCOME FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                   0.03    0.02    0.03    0.07    0.01
NET REALIZED AND UNREALIZED GAINS                       1.26    0.66    0.39    0.47    1.85
                                                      ------  ------  ------  ------  ------
TOTAL FROM INVESTMENT OPERATIONS                        1.29    0.68    0.42    0.54    1.86
                                                      ------  ------  ------  ------  ------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                  (0.01)  (0.03)  (0.01)  (0.06)      --
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS         (0.61)  (0.07)  (0.08)  (0.45)      --
                                                      ------  ------  ------  ------  ------
TOTAL DISTRIBUTIONS                                   (0.62)  (0.10)  (0.09)  (0.51)      --
                                                      ------  ------  ------  ------  ------
NET ASSET VALUE, END OF PERIOD                         $9.94   $9.27   $8.69   $8.36   $8.33
                                                      ------  ------  ------  ------  ------
TOTAL RETURN                                          14.45%   7.81%   4.99%   6.70%  28.75%
                                                      ------  ------  ------  ------  ------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)               $124.7  $505.6  $664.2  $298.0    $0.2
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES**                                             0.62%   0.65%   0.69%   0.68%   0.72%
NET INVESTMENT INCOME                                  0.33%   0.22%   0.42%   0.90%   0.07%
PORTFOLIO TURNOVER RATE                                70.8%   60.7%   72.4%   65.3%   36.6%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                               0.62%   0.65%  0.64%*  0.69%*  0.75%*
RATIO OF EXPENSES TO AVERAGE NET ASSETS AFTER BROKER
REBATES:**                                               N/A     N/A     N/A     N/A   0.72%

--------------------------------------------------------------------------------
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
** Prior to 05/01/2003, broker rebates were excluded from the calculation of the expense limitation.
N/A Not applicable
(a) Net investment income per share was calculated using average shares outstanding.

                                     OPPENHEIMER CAPITAL APPRECIATION PORTFOLIO

                                                          FOR THE YEARS ENDED DECEMBER 31,
                                                      -----------------------------------------
CLASS B                                               2007(A) 2006(A) 2005(A) 2004(A)  2003(A)
-----------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                    $9.20   $8.62  $8.31   $8.29      $6.45
                                                      ------- ------- ------  ------  ---------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME (LOSS)                          0.00(b)  (0.01)   0.01    0.06  (0.00)(b)
NET REALIZED AND UNREALIZED GAINS                        1.27    0.67   0.38    0.46       1.84
                                                      ------- ------- ------  ------  ---------
TOTAL FROM INVESTMENT OPERATIONS                         1.27    0.66   0.39    0.52       1.84
                                                      ------- ------- ------  ------  ---------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                       --  (0.01)     --  (0.05)         --
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS          (0.61)  (0.07) (0.08)  (0.45)         --
                                                      ------- ------- ------  ------  ---------
TOTAL DISTRIBUTIONS                                    (0.61)  (0.08) (0.08)  (0.50)         --
                                                      ------- ------- ------  ------  ---------
NET ASSET VALUE, END OF PERIOD                          $9.86   $9.20  $8.62   $8.31      $8.29
                                                      ------- ------- ------  ------  ---------
TOTAL RETURN                                           14.29%   7.62%  4.71%   6.40%     28.53%
                                                      ------- ------- ------  ------  ---------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                $553.3  $535.1 $501.8  $634.6     $551.0
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES**                                              0.89%   0.90%  0.94%   0.95%      0.99%
NET INVESTMENT INCOME (LOSS)                            0.03% (0.06)%  0.18%   0.67%    (0.03)%
PORTFOLIO TURNOVER RATE                                 70.8%   60.7%  72.4%   65.3%      36.6%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                0.89%   0.90% 0.89%*  0.91%*     0.98%*
RATIO OF EXPENSES TO AVERAGE NET ASSETS AFTER BROKER
REBATES:**                                                N/A     N/A    N/A     N/A      0.99%

--------------------------------------------------------------------------------
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
** Prior to 05/01/2003, broker rebates were excluded from the calculation of the expense limitation.
N/A Not applicable
(a) Net investment income (loss) per share was calculated using average shares outstanding.
(b) Rounds to less than $0.005 per share.

  OPPENHEIMER CAPITAL APPRECIATION PORTFOLIO

                                                                                 FOR THE PERIOD FROM
                                                                                     MAY 2, 2005
                                                             FOR THE YEARS ENDED   (COMMENCEMENT OF
                                                               DECEMBER 31,         OPERATIONS) TO
                                                             ------------------- DECEMBER 31, 2005(A)
CLASS E                                                       2007(A)   2006(A)  --------------------
---------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                             $9.25    $8.68           $7.97
                                                             ---------  -------        --------
INCOME FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                             0.01  0.00(b)            0.01
NET REALIZED AND UNREALIZED GAINS                                 1.28     0.67            0.79
                                                             ---------  -------        --------
TOTAL FROM INVESTMENT OPERATIONS                                  1.29     0.67            0.80
                                                             ---------  -------        --------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                         (0.00)(b)   (0.03)          (0.01)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS                   (0.61)   (0.07)          (0.08)
                                                             ---------  -------        --------
TOTAL DISTRIBUTIONS                                             (0.61)   (0.10)          (0.09)
                                                             ---------  -------        --------
NET ASSET VALUE, END OF PERIOD                                   $9.93    $9.25           $8.68
                                                             ---------  -------        --------
TOTAL RETURN                                                    14.48%    7.68%         10.01%+
                                                             ---------  -------        --------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                           $6.2     $2.5            $0.9
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                         0.80%    0.80%         0.83%++
NET INVESTMENT INCOME                                            0.13%    0.03%         0.15%++
PORTFOLIO TURNOVER RATE                                          70.8%    60.7%          72.4%+
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS BEFORE
REIMBURSEMENT BY THE MANAGER AND BROKER REBATES:                   N/A    0.80%        0.80%*++

--------------------------------------------------------------------------------
+  Non-annualized
++ Annualized
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
N/A Not applicable
(a) Net investment income per share was calculated using average shares outstanding.
(b) Rounds to less than $0.005 per share.

                                       PIMCO INFLATION PROTECTED BOND PORTFOLIO

                                                                               FOR THE PERIOD FROM
                                                                                   MAY 1, 2003
                                                   FOR THE YEARS ENDED           (COMMENCEMENT OF
                                                      DECEMBER 31,                OPERATIONS) TO
                                           ----------------------------------- DECEMBER 31, 2003(A)
CLASS A                                     2007(A)  2006(A) 2005(A)  2004(A)  --------------------
-------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD          $10.08 $10.78    $10.64   $10.29         $10.00
                                           --------- ------  -------- --------       --------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                           0.49   0.43      0.31     0.16           0.07
NET REALIZED AND UNREALIZED GAINS (LOSSES)      0.65 (0.40)    (0.15)     0.81           0.47
                                           --------- ------  -------- --------       --------
TOTAL FROM INVESTMENT OPERATIONS                1.14   0.03      0.16     0.97           0.54
                                           --------- ------  -------- --------       --------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME          (0.24) (0.43)        --   (0.11)         (0.04)
DISTRIBUTIONS FROM NET REALIZED CAPITAL           -- (0.30)    (0.02)   (0.51)         (0.21)
GAINS                                      --------- ------  -------- --------       --------
TOTAL DISTRIBUTIONS                           (0.24) (0.73)    (0.02)   (0.62)         (0.25)
                                           --------- ------  -------- --------       --------
NET ASSET VALUE, END OF PERIOD                $10.98 $10.08    $10.78   $10.64         $10.29
                                           --------- ------  -------- --------       --------
TOTAL RETURN                                  11.08%  0.65%     1.48%    9.41%        5.47%++
                                           --------- ------  -------- --------       --------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)       $857.5 $885.5    $585.8   $331.3           $1.1
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                       0.55%  0.58%     0.55%    0.62%         0.70%+
NET INVESTMENT INCOME                          4.78%  4.21%     2.85%    1.39%         0.72%+
PORTFOLIO TURNOVER RATE                    885.7%(b) 851.3%  1,228.7% 1,173.9%       935.0%++
(1) RATIO OF OPERATING EXPENSES TO AVERAGE
NET ASSETS BEFORE REIMBURSEMENT BY THE
MANAGER AND BROKER REBATES:                    0.55%  0.58%       N/A      N/A         0.74%+

--------------------------------------------------------------------------------
+  Annualized
++ Non-annualized
N/A Not applicable
(a) Net investment income per share was calculated using average shares outstanding.
(b) Excludes TBA securities.

  PIMCO INFLATION PROTECTED BOND PORTFOLIO

                                                                               FOR THE PERIOD FROM
                                                                                   MAY 1, 2003
                                                   FOR THE YEARS ENDED           (COMMENCEMENT OF
                                                      DECEMBER 31,                OPERATIONS) TO
                                           ----------------------------------- DECEMBER 31, 2003(A)
CLASS B                                     2007(A)  2006(A) 2005(A)  2004(A)  --------------------
-------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD          $10.06 $10.76    $10.63   $10.29        $10.00
                                           --------- ------  -------- --------       -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                           0.46   0.40      0.27     0.08          0.07
NET REALIZED AND UNREALIZED GAINS (LOSSES)      0.66 (0.41)    (0.12)     0.84          0.46
                                           --------- ------  -------- --------       -------
TOTAL FROM INVESTMENT OPERATIONS                1.12 (0.01)      0.15     0.92          0.53
                                           --------- ------  -------- --------       -------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME          (0.22) (0.39)        --   (0.07)        (0.03)
DISTRIBUTIONS FROM NET REALIZED CAPITAL           -- (0.30)    (0.02)   (0.51)        (0.21)
GAINS                                      --------- ------  -------- --------       -------
TOTAL DISTRIBUTIONS                           (0.22) (0.69)    (0.02)   (0.58)        (0.24)
                                           --------- ------  -------- --------       -------
NET ASSET VALUE, END OF PERIOD                $10.96 $10.06    $10.76   $10.63        $10.29
                                           --------- ------  -------- --------       -------
TOTAL RETURN                                  10.80%  0.39%     1.39%    8.99%        5.35%+
                                           --------- ------  -------- --------       -------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)       $401.6 $367.0    $385.4   $502.3        $366.2
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                       0.80%  0.82%     0.80%    0.81%       0.84%++
NET INVESTMENT INCOME                          4.52%  3.93%     2.52%    0.73%       0.64%++
PORTFOLIO TURNOVER RATE                    885.7%(b) 851.3%  1,228.7% 1,173.9%       935.0%+
(1) RATIO OF OPERATING EXPENSES TO AVERAGE
NET ASSETS BEFORE REIMBURSEMENT BY THE
MANAGER AND BROKER REBATES:                    0.80%  0.82%       N/A      N/A       0.84%++

--------------------------------------------------------------------------------
+  Non-annualized
++ Annualized
N/A Not applicable
(a) Net investment income per share was calculated using average shares outstanding.
(b) Excludes TBA securities.

                                       PIMCO INFLATION PROTECTED BOND PORTFOLIO

                                                                                  FOR THE PERIOD MAY 1
                                                                                   2006 (COMMENCEMENT
                                                              FOR THE YEAR ENDED   OF OPERATIONS) TO
CLASS E                                                      DECEMBER 31, 2007(A) DECEMBER 31, 2006(A)
------------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                                 $10.06               $9.92
                                                                  ---------             -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                                  0.48                0.29
NET REALIZED AND UNREALIZED GAINS (LOSSES)                             0.65              (0.15)
                                                                  ---------             -------
TOTAL FROM INVESTMENT OPERATIONS                                       1.13                0.14
                                                                  ---------             -------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                                 (0.23)                  --
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS                            --                  --
                                                                  ---------             -------
TOTAL DISTRIBUTIONS                                                  (0.23)                  --
                                                                  ---------             -------
NET ASSET VALUE, END OF PERIOD                                       $10.96              $10.06
                                                                  ---------             -------
TOTAL RETURN                                                         10.93%              1.41%+
                                                                  ---------             -------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                                $7.3                $3.3
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                              0.71%             0.75%++
NET INVESTMENT INCOME                                                 4.63%             4.23%++
PORTFOLIO TURNOVER RATE                                           885.7%(b)             851.3%+
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS BEFORE
REIMBURSEMENT BY THE MANAGER AND BROKER REBATES:                      0.71%             0.75%++

--------------------------------------------------------------------------------
+  Non-annualized
++ Annualized
(a) Net investment income per share was calculated using average shares outstanding.
(b) Excludes TBA securities.

  VAN KAMPEN MID CAP GROWTH PORTFOLIO

                                                         FOR THE YEARS ENDED DECEMBER 31,
                                                      ---------------------------------------
CLASS A                                               2007(A) 2006(A) 2005(A) 2004(A) 2003(A)
---------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                  $10.44   $10.19  $10.43   $9.24   $6.78
                                                      ------  ------- ------- ------- -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME (LOSS)                            0.05   (0.01)  (0.04)  (0.04)  (0.05)
NET REALIZED AND UNREALIZED GAINS                       2.29     0.90    0.54    1.23    2.51
                                                      ------  ------- ------- ------- -------
TOTAL FROM INVESTMENT OPERATIONS                        2.34     0.89    0.50    1.19    2.46
                                                      ------  ------- ------- ------- -------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                      --       --      --      --      --
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS         (0.96)   (0.64)  (0.74)      --      --
                                                      ------  ------- ------- ------- -------
TOTAL DISTRIBUTIONS                                   (0.96)   (0.64)  (0.74)      --      --
                                                      ------  ------- ------- ------- -------
NET ASSET VALUE, END OF PERIOD                        $11.82   $10.44  $10.19  $10.43   $9.24
                                                      ------  ------- ------- ------- -------
TOTAL RETURN                                          23.84%    8.65%   4.71%  12.76%  36.43%
                                                      ------  ------- ------- ------- -------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                $29.6    $24.0   $21.5   $26.5   $27.6
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES*                                              0.88%    0.90%   0.90%   0.90%   0.90%
NET INVESTMENT INCOME (LOSS)                           0.46%  (0.08)% (0.35)% (0.43)% (0.57)%
PORTFOLIO TURNOVER RATE                                62.0%   226.6%  103.9%   99.5%  119.0%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                               0.88%    1.08%   0.99%   0.95%   1.04%

--------------------------------------------------------------------------------
(a) Net investment income (loss) per share was calculated using average shares outstanding.
* Prior to 05/01/2003, broker rebates were excluded from the calculation of the expense limitation.

                                            VAN KAMPEN MID CAP GROWTH PORTFOLIO

                                                         FOR THE YEARS ENDED DECEMBER 31,
                                                      ---------------------------------------
CLASS B                                               2007(A) 2006(A) 2005(A) 2004(A) 2003(A)
---------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                  $10.25   $10.04  $10.30   $9.16   $6.75
                                                      ------  ------- ------- ------- -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME (LOSS)                            0.02   (0.03)  (0.06)  (0.06)  (0.07)
NET REALIZED AND UNREALIZED GAINS                       2.24     0.88    0.54    1.20    2.48
                                                      ------  ------- ------- ------- -------
TOTAL FROM INVESTMENT OPERATIONS                        2.26     0.85    0.48    1.14    2.41
                                                      ------  ------- ------- ------- -------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                      --       --      --      --      --
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS         (0.96)   (0.64)  (0.74)      --      --
                                                      ------  ------- ------- ------- -------
TOTAL DISTRIBUTIONS                                   (0.96)   (0.64)  (0.74)      --      --
                                                      ------  ------- ------- ------- -------
NET ASSET VALUE, END OF PERIOD                        $11.55   $10.25  $10.04  $10.30   $9.16
                                                      ------  ------- ------- ------- -------
TOTAL RETURN                                          23.48%    8.37%   4.58%  12.45%  35.70%
                                                      ------  ------- ------- ------- -------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                $81.5    $54.8   $40.9   $36.0   $27.6
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES*                                              1.13%    1.15%   1.15%   1.15%   1.14%
NET INVESTMENT INCOME (LOSS)                           0.19%  (0.30)% (0.58)% (0.66)% (0.83)%
PORTFOLIO TURNOVER RATE                                62.0%   226.6%  103.9%   99.5%  119.0%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                               1.14%    1.34%   1.24%   1.20%   1.39%

--------------------------------------------------------------------------------
(a) Net investment income (loss) per share was calculated using average shares outstanding.
* Prior to 05/01/2003, broker rebates were excluded from the calculation of the expense limitation.

FOR MORE INFORMATION

If you would like more information about a Portfolio, the following documents are available to you free upon request:

ANNUAL/SEMI-ANNUAL REPORTS

Contain additional information about a Portfolio's performance. In a Portfolio's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION ("SAI")

Provides a fuller technical and legal description of the Portfolio's policies, investment restrictions, and business structure. The SAI is legally considered to be a part of this Prospectus.

IF YOU WOULD LIKE A COPY OF THE CURRENT VERSIONS OF THESE DOCUMENTS, OR OTHER INFORMATION ABOUT A PORTFOLIO, CONTACT:

                          MET INVESTORS SERIES TRUST
                                 5 PARK PLAZA
                                  SUITE 1900
                           IRVINE, CALIFORNIA 92614

                                1-800-848-3854

Free copies of the SAI and Annual and Semi-Annual Reports are available at the following website: www.metlifeinvestors.com

Information about a Portfolio, including the Annual and Semi-annual Reports and SAI, may also be obtained from the Securities and Exchange Commission ("SEC"):

[_] IN PERSONReview and copy documents in the SEC's Public Reference Room in Washington, D.C. (for information call 202-551-8090).

[_] ON LINE  Retrieve information from the EDGAR database on the SEC's web site at: http://www.sec.gov.

[_] BY MAIL  Request documents, upon payment of a duplicating fee, by writing to SEC, Public Reference Section, Washington, D.C. 20549 or by e-mailing the SEC at publicinfo@sec.gov.

                             SEC FILE # 811-10183

                                 MET INVESTORS
                            S E R I E S   T R U S T



                      Met/AIM Small Cap Growth Portfolio


                     Clarion Global Real Estate Portfolio
               (formerly Neuberger Berman Real Estate Portfolio)

                       Dreman Small Cap Value Portfolio

                         Met/Franklin Income Portfolio

                     Met/Franklin Mutual Shares Portfolio

              Met/Franklin Templeton Founding Strategy Portfolio

                    Harris Oakmark International Portfolio

                             Janus Forty Portfolio

                           Lazard Mid Cap Portfolio


                Legg Mason Partners Aggressive Growth Portfolio



                       Legg Mason Value Equity Portfolio

                     Lord Abbett Bond Debenture Portfolio



                    MFS(R) Research International Portfolio


                   PIMCO Inflation Protected Bond Portfolio

                         PIMCO Total Return Portfolio

                        Met/Templeton Growth Portfolio

                      Van Kampen Mid Cap Growth Portfolio


                      Class A, Class B and Class E Shares

                                __PROSPECTUS__


                                APRIL 28, 2008


Like all securities, these securities have not been approved or disapproved by the

Securities and Exchange Commission, nor has the Securities and Exchange

Commission passed upon the accuracy or adequacy of this Prospectus.

           Any representation to the contrary is a criminal offense.

                           ____TABLE OF CONTENTS____


                                                                 PAGE

       INTRODUCTION                                               3
          Understanding the Trust                                 3
          Understanding the Portfolios                            3

       THE PORTFOLIOS                                             5

         INVESTMENT SUMMARY                                       5
          Met/AIM Small Cap Growth Portfolio                      6
          Clarion Global Real Estate Portfolio                    9
          Dreman Small Cap Value Portfolio                        13
          Met/Franklin Income Portfolio                           16
          Met/Franklin Mutual Shares Portfolio                    20
          Met/Franklin Templeton Founding Strategy Portfolio      24
          Harris Oakmark International Portfolio                  28
          Janus Forty Portfolio                                   31
          Lazard Mid Cap Portfolio                                34
          Legg Mason Partners Aggressive Growth Portfolio         37
          Legg Mason Value Equity Portfolio                       40
          Lord Abbett Bond Debenture Portfolio                    44
          MFS(R) Research International Portfolio                 49
          PIMCO Inflation Protected Bond Portfolio                52
          PIMCO Total Return Portfolio                            57
          Met/Templeton Growth Portfolio                          62
          Van Kampen Mid Cap Growth Portfolio                     65

         PRIMARY RISKS OF INVESTING IN THE PORTFOLIOS             69
         ADDITIONAL INVESTMENT STRATEGIES                         73
         MANAGEMENT                                               85
          The Manager                                             86
          The Advisers                                            89
          Distribution Plans                                     102

       YOUR INVESTMENT                                           102
          Shareholder Information                                102
          Dividends, Distributions and Taxes                     103
          Sales and Purchases of Shares                          104

       FINANCIAL HIGHLIGHTS                                      108

       FOR MORE INFORMATION                                   Back Cover

INTRODUCTION

UNDERSTANDING THE TRUST


Met Investors Series Trust (the "Trust") is an open-end management investment company that offers a selection of fifty-two managed investment portfolios or mutual funds, only seventeen of which are offered through this Prospectus (the "Portfolios"). Each of the seventeen Portfolios described in this Prospectus has its own investment objective designed to meet different investment goals. Please see the Investment Summary section of this Prospectus for specific information on each Portfolio.


  INVESTING THROUGH A VARIABLE INSURANCE CONTRACT


  Class A, Class B and Class E shares of the Portfolios, as applicable, are currently only sold to separate accounts of Metropolitan Life Insurance Company and certain of its affiliates (collectively, "MetLife" or the "Insurance Companies") to fund the benefits under certain individual flexible premium variable life insurance policies and individual and group variable annuity contracts (collectively, "Contracts"). As a Contract owner, your premium payments are allocated to one or more of the Portfolios in accordance with your Contract.


  A particular Portfolio or class of a Portfolio of the Trust may not be available under the Contract you have chosen. The prospectus for the Contracts shows the Portfolios and classes available to you. Please read this Prospectus carefully before selecting a Portfolio. It provides information to assist you in your decision. If you would like additional information about a Portfolio, please request a copy of the Statement of Additional Information ("SAI"). For details about how to obtain a copy of the SAI and other reports and information, see the back cover of this Prospectus. The SAI is incorporated by reference into this Prospectus.

  Some of the Portfolios have names and investment objectives that are very similar to certain publicly available mutual funds that are managed by the same investment advisers. The Portfolios in this Prospectus are not those publicly available mutual funds and will not have the same performance. Different performance will result from such factors as different implementation of investment policies, different investment restrictions, different cash flows into and out of the Portfolios, different fees, and different asset sizes.

UNDERSTANDING THE PORTFOLIOS

After this Introduction you will find an Investment Summary for each Portfolio. Each Investment Summary presents important facts about a Portfolio, including information about its investment objective, principal investment strategy, primary risks, fees and expenses and past performance.


Each of the Portfolios falls into one of three categories of funds: equity funds, fixed income funds and fund of funds. A particular type of Portfolio may be more appropriate for you depending upon your investment needs.



 PLEASE SEE THE CONTRACT PROSPECTUS FOR A DETAILED EXPLANATION OF YOUR CONTRACT.

DESCRIPTION OF TYPES OF FUNDS:

  EQUITY FUNDS

  Although they may involve more risk, historically, equity securities such as common stocks have offered higher returns than bonds or other investments over the long term. A domestic equity fund principally invests in equity securities of U.S. companies and may also, to a minor extent, invest in securities of companies located outside the United States. An international equity fund principally invests in the equity securities of companies located outside the United States.

  FIXED INCOME FUNDS

  Fixed income securities are securities that pay a specified rate of return. Historically, fixed income funds are not as volatile as equity funds. These funds may lend stability to a portfolio made up primarily of stocks.


  FUND OF FUNDS

  Please note that the Met/Franklin Templeton Founding Strategy Portfolio is a "fund of funds" that invests, on a fixed percentage basis, in a combination of the Trust's portfolios sub-advised by subsidiaries of Franklin Resources, Inc. (collectively, "Franklin Templeton"), which, in turn, invest primarily in U.S. and foreign equity securities and, to a lesser extent, fixed-income and money market securities. The Portfolio's assets will be allocated on an equal basis (33 1/3%) among the Met/Franklin Income Portfolio, Met/Franklin Mutual Shares Portfolio and Met/Templeton Growth Portfolio (the "Underlying Portfolios"), each of which is a separate portfolio of the Trust, and which is included in this Prospectus.


--------------------------------------------------------------------------------

BEFORE YOU CHOOSE A PORTFOLIO, PLEASE CONSIDER...

All of the Portfolios involve risk, but there is also the potential for reward. You can lose money--and you can make money. The Portfolios are structured so that each offers a different degree of risk and reward than others.

WHAT RISK/REWARD LEVEL IS FOR YOU? ASK YOURSELF THE FOLLOWING:
(1) HOW WELL DO I HANDLE FLUCTUATIONS IN MY ACCOUNT VALUE?

    The greater the degree of risk for a Portfolio, the more its price is likely to move up and down on a day to day basis. If this makes you uncomfortable, you may prefer an investment that is less risky and that may not fluctuate in price as much.

(2) AM I LOOKING FOR A HIGHER RATE OF RETURN?

    Generally, the higher the potential return, the higher the risk. If you find the potential to make money is worth the possibility of losing more, then a Portfolio with higher risk may be right for you.

A final note: These Portfolios are designed for long-term investment.

                                THE PORTFOLIOS

INVESTMENT SUMMARY

Each Portfolio's summary discusses the following:

    INVESTMENT OBJECTIVE
    What is the Portfolio's investment goal?

    PRINCIPAL INVESTMENT STRATEGY
    How does the Portfolio attempt to achieve its investment goal? What types of investments does it contain? What style of investing and investment philosophy does it follow?

    PRIMARY RISKS
    What are the specific risks of investing in the Portfolio?

    PAST PERFORMANCE
    How well has the Portfolio performed over time?

    FEES AND EXPENSES
    What is the cost of investing in the Portfolio?


In addition to its principal investment strategy, each Portfolio, which is not a "fund of funds" (and the Underlying Portfolios, in the case of Met/Franklin Templeton Founding Strategy Portfolio) may invest in various types of securities and engage in various investment techniques and practices which are not the principal focus of the Portfolio (or of the Underlying Portfolio, in the case of the Met/Franklin Templeton Founding Strategy Portfolio) and therefore are not described in the Investment Summary section of the Prospectus. These other securities and investment techniques and practices in which a Portfolio may engage, together with their risks, are briefly discussed in "Additional Investment Strategies" in this Prospectus.


Following the Investment Summary is the section entitled "Primary Risks of Investing in the Portfolios" which lists some of the factors that may affect the value of a Portfolio's investments.


The SAI provides more detailed information regarding the various types of securities that a Portfolio or Underlying Portfolio may purchase and certain investment techniques and practices of its Adviser.


The Contracts may be sold by banks. AN INVESTMENT IN A PORTFOLIO OF THE TRUST THROUGH A CONTRACT IS NOT A DEPOSIT OR OBLIGATION OF, OR GUARANTEED BY, ANY BANK, AND IS NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY OF THE U.S. GOVERNMENT.


 EACH PORTFOLIO IN THIS PROSPECTUS IS A MUTUAL FUND: A POOLED INVESTMENT THAT IS PROFESSIONALLY MANAGED AND THAT GIVES YOU THE OPPORTUNITY TO PARTICIPATE IN FINANCIAL MARKETS. EACH PORTFOLIO STRIVES TO REACH ITS STATED INVESTMENT OBJECTIVE, WHICH CAN BE CHANGED WITHOUT SHAREHOLDER APPROVAL. AS WITH ALL MUTUAL FUNDS, THERE IS NO GUARANTEE THAT A PORTFOLIO WILL ACHIEVE ITS INVESTMENT OBJECTIVE.


 A PORTFOLIO'S ADVISER MAY SELL A PORTFOLIO SECURITY WHEN THE VALUE OF THE INVESTMENT REACHES OR EXCEEDS ITS ESTIMATED FAIR VALUE, TO TAKE ADVANTAGE OF MORE ATTRACTIVE INVESTMENT OPPORTUNITIES, WHEN THE ISSUER'S INVESTMENT FUNDAMENTALS BEGIN TO DETERIORATE, WHEN THE PORTFOLIO MUST MEET REDEMPTIONS, OR FOR OTHER INVESTMENT REASONS.

                      MET/AIM SMALL CAP GROWTH PORTFOLIO

INVESTMENT OBJECTIVE:

Long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGY:

The Portfolio seeks to meet its objective by investing, normally, at least 80% of its net assets in securities of small-cap companies. In complying with this 80% investment requirement, the Portfolio will invest primarily in marketable equity securities, including convertible securities, but its investments may include other securities, such as synthetic instruments. Synthetic instruments are investments that have economic characteristics similar to the Portfolio's direct investments, and may include warrants, futures, options, exchange-traded funds and American Depositary Receipts. The Portfolio considers a company to be a small-cap company if it has a market capitalization, at the time of purchase, no larger than the largest capitalized company included in the Russell 2000 Index during the most recent 11-month period (based on month-end data) plus the most recent data during the current month, within the range of market capitalizations of companies included in the Russell 2000 Index.

The Portfolio may invest up to 20% of its net assets in equity securities of issuers that have market capitalizations, at the time of purchase, outside of the range of market capitalizations of companies included in the Russell 2000 Index, and in investment-grade non-convertible debt securities, U.S. government securities and high-quality money market instruments. The Portfolio may also invest up to 25% of its total assets in foreign securities. For risk management purposes, the Portfolio may hold a portion of its assets in cash or cash equivalents, including money market instruments.

In selecting investments, the portfolio managers seek to identify those companies that have strong earnings momentum or demonstrate other potential for growth of capital. The portfolio managers anticipate that the Portfolio, when fully invested, will generally be comprised of companies that are currently experiencing a greater than anticipated increase in earnings.

PRIMARY RISKS:


The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail starting on page 69, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:


  .  Market risk

  .  Market capitalization risk

  .  Investment style risk

  .  Foreign investment risk

The Portfolio's investments in derivatives can significantly increase the Portfolio's exposure to market risk or credit risk of the counterparty. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the relevant assets, rates and indices.

PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

The bar chart below shows you the performance of the Portfolio's Class B shares, the Portfolio's oldest class, for each full calendar year since its inception and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart.

               Year-by-Year Total Return as of 12/31 of Each Year

                                    [CHART]

        02        03          04          05          06         07
     ------     ------       -----      ------     ------     ------
    -27.50%     38.86%       6.43%       8.27%      14.18%     11.07%

                   High Quarter:   2nd - 2003      +20.75%
                   Low Quarter:    3rd - 2002      -18.43%



The table below compares the Portfolio's Class A, Class B and Class E shares' average annual compounded total returns for the 1- and 5-year periods and from inception through 12/31/07 with the Russell 2000 Index and the Russell 2000 Growth Index. The Russell 2000 Index is an unmanaged index which measures the performance of the 2,000 smallest companies in the Russell 3000 Index. The Russell 2000 Growth Index is an unmanaged index which measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.



---------------------------------------------------------------
        Average Annual Total Return as of 12/31/07
--------------------------------------------------------------
                                              Since   Inception
                             1 Year  5 Year Inception   Date
 -------------------------   ------- ------ --------- ---------
Class A                      11.40%  15.39%    6.91%    1/2/02
Class B                      11.07%  15.20%    9.39%   10/9/01
Class E                      11.20%  15.34%    7.66%    4/1/02
Russell 2000 Index           -1.57%  16.25%   12.12%*
Russell 2000 Growth Index     7.05%  16.50%   10.70%*
* Index performance is from 10/1/01.





 PORTFOLIO MANAGEMENT:

..  Invesco Aim Capital Management, Inc. see page 89

..  For financial highlights see page 108

FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2007 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)



                                          Class A Class B Class E
-----------------------------------------------------------------
Management Fee                             0.86%   0.86%   0.86%
-----------------------------------------------------------------
12b-1 Fees                                 None    0.25%   0.15%
-----------------------------------------------------------------
Other Expenses                             0.06%   0.06%   0.06%
-----------------------------------------------------------------
Total Annual Portfolio Operating Expenses  0.92%   1.17%   1.07%
-----------------------------------------------------------------



EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES



         Class A  Class B  Class E
-----------------------------------
1 Year   $     94 $    120 $    110
-----------------------------------
3 Years  $    295 $    374 $    342
-----------------------------------
5 Years  $    511 $    647 $    593
-----------------------------------
10 Years $  1,135 $  1,427 $  1,311
-----------------------------------

                     CLARION GLOBAL REAL ESTATE PORTFOLIO

INVESTMENT OBJECTIVE:

Total return through investment in real estate securities, emphasizing both capital appreciation and current income.

PRINCIPAL INVESTMENT STRATEGY:


Under normal market conditions, the Portfolio will invest at least 80% of its assets in a portfolio of equity securities of companies that are principally engaged in the real estate industry. In selecting investments for the Portfolio, the Portfolio's Adviser will select companies that derive at least 50% of their total revenues or earnings from owning, operating, developing and/or managing real estate. This portion of the Portfolio will have investments located in a number of different countries, including the U.S. As a general matter, the Portfolio expects these investments to be in common stocks of large-, mid- and small-sized companies, including real estate investment trusts and similarly situated real estate companies outside the U.S. ("REITs"). The Portfolio may invest in companies located in countries with emerging securities markets.


The Portfolio's Adviser uses a multi-step investment process for constructing the Portfolio's investment portfolio that combines top-down region and sector allocation with bottom-up individual stock selection.

First, the Adviser selects sectors and geographic regions in which to invest, and determines the degree of representation of such sectors and regions, through a systematic evaluation of public and private property market trends and conditions. Second, the Adviser uses an in-house valuation process to identify investments with superior current income and growth potential relative to their peers. This in-house valuation process examines several factors including:

  .  value and property;

  .  capital structure; and

  .  management and strategy.

PRIMARY RISKS:


The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail starting on page 69, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate.

  .  Market risk

  .  Real estate risk

  .  Foreign investment risk

  .  Market capitalization risk

  .  Investment style risk

 PORTFOLIO MANAGEMENT:


..  ING Clarion Real Estate Securities L.P. see page 90

..  For financial highlights see page 111





PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

The bar chart below shows you the performance of the Portfolio's Class B shares for each full calendar year since its inception and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart. Effective April 28, 2008, ING Clarion Real Estate Securities L.P. became the Portfolio's Adviser. Investment performance prior to that date is attributable to the Portfolio's former investment adviser.

                                    [CHART]

Year-by-Year Total Return as of 12/31 of Each Year

  05        06         07
------    ------     ------
13.29%    37.58%    -15.01%

High Quarter: 1st-2006  +14.88%
Low Quarter:  2nd-2007   -9.48%

The table below compares the Portfolio's Class A, Class B and Class E shares' average annual compounded total returns for the 1-year period and from inception through 12/31/07 with the FTSE NAREIT Equity Index, the Portfolio's benchmark prior to April 28, 2008, and with the FTSE EPRA/NAREIT Global Real Estate Index, the Portfolio's benchmark effective April 28, 2008. The FTSE NAREIT Equity Index is an unmanaged index that measures the performance of all publicly traded equity REITs. The FTSE EPRA/NAREIT Global Real Estate Index is designed to capture the performance of institutional quality property companies operating in North America, Europe, Asia, and Australia. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.



           Average Annual Total Return as of 12/31/07
----------------------------------------------------------------
                                               Since   Inception
                                     1 Year  Inception   Date
------------------------------------ ------  --------- ---------
Class A                              -14.79%   16.14%   5/1/04
Class B                              -15.01%   15.85%   5/1/04
Class E                              -14.86%   15.99%   5/1/04
FTSE NAREIT Equity REIT Index        -15.69%   16.59%*
FTSE EPRA/NAREIT Global Real
 Estate Index                         -6.96%   22.18%*
* Index performance is from 4/30/04.



For information on ING Clarion Real Estate Securities L.P.'s prior performance with a comparable fund see page 90.


FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2007 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.


SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)


                                          Class A Class B Class E
-----------------------------------------------------------------
Management Fee                            0.61%   0.61%   0.61%
-----------------------------------------------------------------
12b-1 Fees                                None    0.25%   0.15%
-----------------------------------------------------------------
Other Expenses                            0.04%   0.04%   0.04%
-----------------------------------------------------------------
Total Annual Portfolio Operating Expenses 0.65%   0.90%   0.80%
-----------------------------------------------------------------

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES

                               Class A  Class B  Class E
                      -----------------------------------
                      1 Year   $     67 $     92 $     82
                      -----------------------------------
                      3 Years  $    209 $    288 $    256
                      -----------------------------------
                      5 Years  $    363 $    500 $    446
                      -----------------------------------
                      10 Years $    812 $  1,112 $    993
                      -----------------------------------

                       DREMAN SMALL CAP VALUE PORTFOLIO

INVESTMENT OBJECTIVE:

Capital appreciation.

PRINCIPAL INVESTMENT STRATEGY:

The Portfolio normally invests at least 80% of its assets in common stocks and other equity securities of small U.S. companies. The Portfolio defines a small company as one with a market capitalization at the time of investment that is no greater than the typical largest market capitalization of a company in the Russell 2000 Value Index (the "Index"). The size of companies in the Index changes with market conditions and the composition of the Index. As of February 29, 2008, the largest market capitalization of a company in the Index was $6.8 billion.

The Adviser focuses its stock selection process on small companies with below market price-to-earnings ratios. The Adviser also identifies value opportunities in small companies by low price compared to book value, cash flow and yield. Individual companies are analyzed to identify those that are fundamentally sound and appear to have strong potential for earnings and dividend growth over the Index.

From the remaining group of stocks, the Adviser then completes its fundamental analysis and purchases for the Portfolio what are believed to be the most attractive stocks, drawing on analysis of economic outlooks or various industries. The Adviser may favor companies from different industries at different times, which leads to sector and industry over and under weights in the Portfolio relative to the Index. Even so, diversification is an important characteristic of the Adviser's investment philosophy.

The Portfolio may invest up to 15% of its assets in real estate investment trusts.

PRIMARY RISKS:


The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail starting on page 69, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate.

  .  Market risk

  .  Market capitalization risk

  .  Investment style risk

  .  Real estate investment risk


PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

 PORTFOLIO MANAGEMENT:


..  Dreman Value Management, LLC see page 91

..  For financial highlights see page 114




The performance shown below is the performance of the Portfolio's Class A shares, the Portfolio's only Class outstanding prior to April 28, 2008. Class B shares of the Portfolio are first being offered on April 28, 2008. The historical performance shown for the Portfolio's Class A shares prior to May 1, 2006 is the performance of the Portfolio's predecessor fund managed both by the Adviser using the same investment objective and strategy as the Portfolio and by another investment adviser using the same investment objective as the Portfolio but a different (quantitative) investment strategy. The assets of the Style Focus Series: Small Cap Value Portfolio of The Travelers Series Trust were transferred to the Portfolio on May 1, 2006. The performance shown below for the Portfolio's Class A shares prior to May 1, 2006 is the historical performance of the Style Focus Series: Small Cap Value Portfolio of The Travelers Series Trust (from May 1, 2005 to April 30, 2006).

The bar chart below shows you the performance of the Portfolio's Class A shares for each full calendar year since inception and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart.



               Year-by-Year Total Return as of 12/31 of Each Year

                                    [CHART]

                             06                  07
                            -----              -----
                            24.23%             -0.97%

High Quarter:   1st - 2006      +14.30%
Low Quarter:    4th - 2007       -4.70%

The table below compares the Portfolio's Class A shares average annual compounded total returns for the 1-year period and since inception through 12/31/07 with the Russell 2000 Value Index, an unmanaged index that measures the stock performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.

    Average Annual Total Return as of 12/31/07
---------------------------------------------------
                                  Since   Inception
                         1 Year Inception   Date
------------------------ ------ --------- ---------
Class A                  -0.97%   13.35%   5/2/05
Russell 2000 Value Index -9.78%    9.73%*
* Index performance is from 4/30/05.


For information on Dreman Value Management, LLC's prior performance with a comparable fund, see page 91.

FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2007, as adjusted to assume that current contractual fees and expenses were in effect for all of 2007, and are expressed as a percentage of the Portfolio's average daily net assets. The amounts for the Class B shares of the Portfolio are based on the expenses of the Portfolio's Class A shares, as adjusted to include applicable 12b-1 fees. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.


SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE


Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)


                                           Class A Class B
----------------------------------------------------------
Management Fee                              0.79%   0.79%
----------------------------------------------------------
12b-1 Fees                                  None    0.25%
----------------------------------------------------------
Other Expenses                              0.13%   0.13%
----------------------------------------------------------
Total Annual Portfolio Operating Expenses*  0.92%   1.17%
----------------------------------------------------------



        * Met Investors Advisory, LLC (the "Manager") and the Trust have entered into an Expense Limitation Agreement whereby the total Annual Portfolio Operating Expenses for the Class A and Class B shares of the Portfolio will not exceed 1.10% and 1.35%, respectively, for the period ended April 30, 2009 and in any year in which the Agreement is in effect. Under certain circumstances, any fees waived or expenses reimbursed by the Manager may, with the approval of the Trust's Board of Trustees, be repaid to the Manager.


EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.


The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same and that all expense limitations remain in effect only for the period ended April 30, 2009. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.


EXAMPLE OF PORTFOLIO EXPENSES


         Class A  Class B
--------------------------
1 Year   $     94 $    120
--------------------------
3 Years  $    295 $    374
--------------------------
5 Years  $    511 $    647
--------------------------
10 Years $  1,135 $  1,427
--------------------------

                         MET/FRANKLIN INCOME PORTFOLIO

INVESTMENT OBJECTIVE:

To maximize income while maintaining prospects for capital appreciation.

PRINCIPAL INVESTMENT STRATEGY:


Under normal market conditions, the Portfolio invests in a diversified portfolio of debt and equity securities. Debt securities in which the Portfolio may invest include all varieties of fixed, floating and variable rate instruments including secured and unsecured bonds, bonds convertible into common stock, mortgage securities, debentures, notes and short-term debt instruments. Common stocks, preferred stocks and convertible securities are examples of equity securities in which the Portfolio may invest. Typically, investments in equity and debt securities range between 40% and 60% of the Portfolio's assets.


The Portfolio seeks income by selecting investments such as corporate, foreign and U.S. Treasury bonds, as well as stocks with attractive dividend yields. In its search for growth opportunities, the Portfolio maintains the flexibility to invest in common stocks of companies from a variety of industries such as utilities, oil, gas, real estate and consumer goods. The Portfolio may invest in large, medium and small market capitalization companies.


The Portfolio may invest up to 100% of total assets in debt securities that are rated below investment grade, but it is not currently expected that the Portfolio will invest more than 50% of its assets in these securities. Securities rated in the top four ratings categories by independent rating organizations such as Standard & Poor's Ratings Group ("S&P") and Moody's Investors Service, Inc. ("Moody's") are considered investment grade. However, such ratings are relative and subjective, are not absolute standards of quality, and do not provide a complete evaluation of the market risk of the securities. Higher yields are ordinarily available from securities in the lower rating categories, such as securities rated Ba or lower by Moody's or BB or lower by S&P or from unrated securities deemed by the Portfolio's Adviser to be of comparable quality. Such high-yield securities are considered to be below "investment grade" and are sometimes referred to as "junk bonds." Generally, lower-rated securities pay higher yields than more highly rated securities to compensate investors for the higher risk.


The Portfolio may invest up to 25% of its assets in foreign securities. The Portfolio ordinarily buys foreign securities that are traded in the U.S. or American Depositary Receipts.

The Portfolio's Adviser searches for undervalued or out-of-favor securities it believes offer opportunities for income today and significant growth tomorrow. It performs independent analysis of the debt securities being considered for the portfolio, rather than relying principally on the ratings assigned by rating agencies. In its analysis, the Adviser considers a variety of factors, including:

  . a security's relative value based on such factors as anticipated cash flow, interest or dividend coverage, asset coverage, and earnings prospects;

  .  the experience and strength of the company;

  . the company's changing financial condition and market recognition of the change;

  . the company's sensitivity to changes in interest rates and business conditions; and

  .  the company's debt maturity schedules and borrowing requirements.


Although not a principal investment strategy, the Portfolio may invest a portion of its assets in credit default swaps.

PRIMARY RISKS:


The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail starting on page 69, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:


  .  Market risk

  .  Credit risk

  .  Interest rate risk

  .  High yield debt security risk

  .  Investment style risk

  .  Foreign investment risk

  .  Market capitalization risk

In addition, utility stocks and other stocks with above average dividend yields are particularly sensitive to interest rate movements. When interest rates rise, the stock prices of these stocks tend to fall.

Mortgage-related securities may be issued or guaranteed by the U.S. Government, its agencies or instrumentalities or may be issued by private issuers and as such are not guaranteed by the U.S. Government, its agencies or instrumentalities. Like other debt securities, changes in interest rates generally affect the value of a mortgage-backed security. Additionally, some mortgage-backed securities may be structured so that they may be particularly sensitive to interest rates.

Investments in mortgage-related securities are also subject to special risks of prepayment. Prepayment risk occurs when the issuer of a security can prepay the principal prior to the security's maturity. Securities subject to prepayment risk, including the collateralized mortgage obligations and other mortgage-related securities that the Portfolio can buy, generally offer less potential for gains when prevailing interest rates decline, and have greater potential for loss when interest rates rise depending upon the coupon of the underlying securities. The impact of prepayments on the price of a security may be difficult to predict and may increase the volatility of the price. In addition, early repayment of mortgages underlying these securities may expose the Portfolio to a lower rate of return when it reinvests the principal. Further, the Portfolio may buy mortgage-related securities at a premium. Accelerated prepayments on those securities could cause the Portfolio to lose a portion of its principal investment represented by the premium the Portfolio paid.

If interest rates rise rapidly, prepayments may occur at slower rates than expected, which could have the effect of lengthening the expected maturity of a short- or medium-term security. That could cause its value to fluctuate more widely in response to changes in interest rates. In turn, this could cause the value of the Portfolio's shares to fluctuate more.


The use of credit default transactions is a highly specialized activity that involves investment techniques and risks that are different from those associated with ordinary portfolio securities transactions. If the Adviser is incorrect in its forecasts of the interest rates, currency exchange

 PORTFOLIO MANAGEMENT:


..  Franklin Advisers, Inc. see page 93



rates or market values or its assessments of the credit risks, relevant to these transactions that it enters, the investment performance of the Portfolio may be less favorable than it would have been if the Portfolio had not entered into them.

Because these arrangements are bi-lateral agreements between the Portfolio and its counterparty, each party is exposed to the risk of default by the other. In addition, they may involve a small investment of cash compared to the risk assumed with the result that small changes may produce disproportionate and substantial gains or losses to the Portfolio. However, the Portfolio's obligations under swap agreements generally are collateralized by cash or government securities based on the amount by which the value of the payments that the Portfolio is required to pay exceed the value of the payments that its counterparty is required to make. The Portfolio segregates liquid assets equal to any difference between that excess and the amount of collateral that they are required to provide. Conversely, the Portfolio requires their counterparties to provide collateral on a comparable basis except in those instances in which the Adviser is satisfied with the claims paying ability of the counterparty without such collateral.


PAST PERFORMANCE:


As of the date of this Prospectus, the Portfolio had not commenced operations. No performance information is currently available. For information on Franklin Advisers, Inc.'s prior performance with a comparable fund, see page 93.


FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are estimated for the year ended December 31, 2008 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                          Class A Class B
---------------------------------------------------------
Management Fee                             0.80%   0.80%
---------------------------------------------------------
12b-1 Fees                                 None    0.25%
---------------------------------------------------------
Other Expenses                             0.29%   0.29%
---------------------------------------------------------
Total Annual Portfolio Operating Expenses
 Before Expense Waiver                     1.09%   1.34%
---------------------------------------------------------
Contractual Expense Waiver*                0.19%   0.19%
---------------------------------------------------------
Total Annual Portfolio Operating Expenses
 After Expense Waiver                      0.90%   1.15%
---------------------------------------------------------

        * The Manager and the Trust have entered into an Expense Limitation Agreement whereby the total Annual Portfolio Operating Expenses for the Class A and Class B shares of the Portfolio will not exceed 0.90% and 1.15%, respectively, for the period ended April 30, 2009 and in any year in which the Agreement is in effect. Under certain circumstances, any fees waived or expenses reimbursed by the Manager may, with the approval of the Trust's Board of Trustees, be repaid to the Manager.

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same and that all expense limitations remain in effect only for the period ended April 30, 2009. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES

        Class A  Class B
-------------------------
1 Year  $     92 $    118
-------------------------
3 Years $    329 $    408
-------------------------

                     MET/FRANKLIN MUTUAL SHARES PORTFOLIO

INVESTMENT OBJECTIVE:

Capital appreciation, which may occasionally be short-term. The Portfolio's secondary investment objective is income.

PRINCIPAL INVESTMENT STRATEGY:

Under normal market conditions, the Portfolio invests primarily in equity securities (including securities convertible into, or that the Adviser expects to be exchanged for, common or preferred stock) of U.S. and foreign companies that the Adviser believes are available at market prices less than their value based on certain recognized or objective criteria (intrinsic value).

Following this value-oriented strategy, the Portfolio invests primarily in undervalued securities, which are securities trading at a discount to intrinsic value. The Portfolio also invests in, to a lesser extent, in:

  . Risk arbitrage securities, which are securities of companies involved in restructurings (such as mergers, acquisitions, consolidations, liquidations, spin-offs, or tender or exchange offers) or that the Adviser believes are cheap relative to an economically equivalent security of the same or another company; and

  . Distressed companies, which are securities of companies that are, or are about to be, involved in reorganizations, financial restructurings, or bankruptcy.

In pursuit of its value-oriented strategy, the Portfolio is not limited to pre-set maximums or minimums governing the size of the companies in which it may invest. However, as a general rule, the Portfolio intends to invest the equity portion of its portfolio predominantly (up to 100%) in mid- and large cap companies, with a small portion in small-cap companies. For these purposes, mid- and large-cap companies are considered by the Adviser to be those companies with market capitalization values greater than $1.5 billion.


While the Portfolio generally purchases securities for investment purposes, the Adviser may seek to influence or control management by communicating with management and may coordinate with other shareholders to influence management or to cause changes in policy, or invest in other companies that do so, when the Adviser believes the Portfolio may benefit. The Portfolio expects to invest a significant portion (up to 35%) of its assets in foreign securities, which may include sovereign debt and participations in foreign government debt.


The Portfolio may attempt, from time to time, to hedge (protect) against currency risks, largely using forward foreign currency exchange contracts, when, in the Adviser's opinion, it would be advantageous to the Portfolio to do so.

The Portfolio's investments in distressed companies typically involve the purchase of bank debt, lower-rated or defaulted debt securities, comparable unrated debt securities, or other indebtedness (or participations in the indebtedness) of such companies. Such other indebtedness generally represents a specific commercial loan or portion of a loan made to a company by a financial institution such as a bank. Loan participations represent fractional interests in a company's indebtedness and are generally made available by banks or other institutional investors. By purchasing all or a part of a company's direct indebtedness, the Portfolio, in effect, steps into the shoes of the lender. If the loan is secured, the Portfolio will have a priority claim to the assets of the company ahead of unsecured creditors and stockholders. The Portfolio will generally make such investments to achieve capital appreciation, rather than to seek income.

The Portfolio may also engage from time to time in an "arbitrage" strategy. When engaging in an arbitrage strategy, the Portfolio typically buys one security while at the same time selling short another security. The Portfolio generally buys the security that the Adviser believes is either cheap relative to the price of the other security or otherwise undervalued, and sell short the security that the Adviser believes is either expensive relative to the price of the other security or otherwise overvalued. In doing so, the Portfolio attempts to profit from a perceived relationship between the values of the two securities. The Portfolio generally engages in an arbitrage strategy in connection with an announced corporate restructuring, such as a merger, acquisition or tender offer, or other corporate action or event such as an exchange offer.

PORTFOLIO SELECTION

The Adviser employs a research driven, fundamental value strategy for the Portfolio. In choosing equity investments, the Adviser focuses on the market price of a company's securities relative to the Adviser's own evaluation of the company's asset value, including an analysis of book value, cash flow potential, long-term earnings, and multiples of earnings. Similarly, debt securities and other indebtedness, including loan participations, are generally selected based on the Adviser's own analysis of the security's intrinsic value rather than the coupon rate or rating of the security. The Adviser examines each investment separately and there are no set criteria as to specific value parameters, asset size, earnings or industry type.

PRIMARY RISKS:


The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail starting on page 69, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:


  .  Market risk

  .  Investment style risk

  .  Market capitalization risk

  .  Foreign investment risk

  .  Credit risk

  .  Interest rate risk

  .  High yield debt security risk

The Portfolio's investments in derivatives can significantly increase the Portfolio's exposure to market risk or credit risk of the counterparty. Derivatives can also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the relevant assets, rates and indices.

 PORTFOLIO MANAGEMENT:


..  Franklin Mutual Advisers, LLC see page 94



A merger or other restructuring, or a tender or exchange offer, proposed or pending at the time the Portfolio invests in risk arbitrage securities may not be completed on the terms or within the time frame contemplated, resulting in losses to the Portfolio. Debt obligations of distressed companies typically are unrated, lower-rated, in default or close to default. Also, securities of distressed companies are generally more likely to become worthless than the securities of more financially stable companies.

PAST PERFORMANCE:


As of the date of this Prospectus, the Portfolio had not commenced operations. No performance information is currently available. For information on Franklin Mutual Advisers, LLC's prior performance with a comparable fund, see page 95.


FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are estimated for the year ended December 31, 2008 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                          Class A Class B
---------------------------------------------------------
Management Fee                             0.80%   0.80%
---------------------------------------------------------
12b-1 Fees                                 None    0.25%
---------------------------------------------------------
Other Expenses                             0.29%   0.29%
---------------------------------------------------------
Total Annual Portfolio Operating Expenses
 Before Expense Waiver                     1.09%   1.34%
---------------------------------------------------------
Contractual Expense Waiver*                0.19%   0.19%
---------------------------------------------------------
Total Annual Portfolio Operating Expenses
 After Expense Waiver                      0.90%   1.15%
---------------------------------------------------------

        * The Manager and the Trust have entered into an Expense Limitation Agreement whereby the total Annual Portfolio Operating Expenses for the Class A and Class B shares of the Portfolio will not exceed 0.90% and 1.15%, respectively, for the period ended April 30, 2009 and in any year in which the Agreement is in effect. Under certain circumstances, any fees waived or expenses reimbursed by the Manager may, with the approval of the Trust's Board of Trustees, be repaid to the Manager.

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same and that all expense limitations remain in effect only for the period ended April 30, 2009. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES

        Class A  Class B
-------------------------
1 Year  $     92 $    118
-------------------------
3 Years $    329 $    408
-------------------------

              MET/FRANKLIN TEMPLETON FOUNDING STRATEGY PORTFOLIO

INVESTMENT OBJECTIVE:

Primarily seeks capital appreciation and secondarily seeks income.

PRINCIPAL INVESTMENT STRATEGY:

The Portfolio pursues its investment objectives by investing on a fixed percentage basis in a combination of the Trust's portfolios sub-advised by Franklin Templeton, which, in turn, invest primarily in U.S. and foreign equity securities and, to a lesser extent, fixed-income and money market securities. The Portfolio's assets will be allocated on an equal basis (33 1/3%) among the Met/Franklin Income Portfolio, Met/Franklin Mutual Shares Portfolio and Met/Templeton Growth Portfolio (the "Underlying Portfolios"), each of which is a separate portfolio of the Trust, and which is included in this Prospectus.

The Underlying Portfolios have been selected to represent a reasonable spectrum of investment options for the Portfolio. The Met Investors Advisory, LLC (the "Manager") has based the fixed percentage allocations for the Portfolio on the degree to which it believes the Underlying Portfolios, in combination, to be appropriate for the Portfolio's investment objective. As discussed in this Prospectus, each Underlying Portfolio is managed by the Manager and sub-advised by Franklin Advisers, Inc. (Met/Franklin Income Portfolio), Franklin Mutual Advisers, LLC (Met/Franklin Mutual Shares Portfolio) or Templeton Global Advisors Limited (Met/Templeton Growth Portfolio), respectively. The Portfolio will purchase Class A shares of the Underlying Portfolios, which are not subject to any sales charges or distribution or service (Rule 12b-1) fees.

The Portfolio may deviate from its percentage allocations as a result of appreciation or depreciation in the value of the shares of the Underlying Portfolios it holds. The Manager will periodically rebalance the Portfolio's holdings as deemed necessary to bring the asset allocation of the Portfolio back into alignment with its fixed percentage allocations.

The Portfolio is non-diversified, which means that it may concentrate its assets in a smaller number of issuers than a diversified portfolio. However, the Portfolio invests its assets in the Underlying Portfolios, each of which generally has diversified holdings.

The Portfolio also may deviate temporarily from its fixed percentage allocations for defensive purposes. The Portfolio may hold cash or cash equivalents (instead of being allocated to an Underlying Portfolio) as deemed appropriate by the Manager for temporary defensive purposes to respond to adverse market, economic or political conditions, or as a cash reserve. Should the Portfolio take this action, it may not achieve its investment objective. The Portfolio also may hold U.S. government securities and money market instruments directly for investment or other appropriate purposes.

Please note that the Underlying Portfolios may already be available directly as investment options in your Contract and that an investor in the Portfolio bears both the expenses of the Portfolio as well as the indirect expenses associated with the Underlying Portfolios. Therefore, an investor may be able to realize lower aggregate expenses by investing directly in the Underlying Portfolios instead of in the Portfolio itself. However, not all of the Underlying Portfolios may be available as an investment option in your Contract. In addition, an investor who chooses to invest directly in the Underlying Portfolios would not receive the asset allocation and rebalancing services provided by the Manager.

PRIMARY RISKS:

An investment in the Portfolio is not guaranteed. You can lose money by investing in the Portfolio. There are direct and indirect risks of investing in the Portfolio. Direct risks include:

  . PERFORMANCE RISK--Because the Portfolio generally invests all of its assets in the shares of the Underlying Portfolios, its investment performance is directly related to the performance of the Underlying Portfolios. The ability of the Portfolio to meet its investment objective depends upon the ability of an Underlying Portfolio to meet its own investment objective. It is possible that an Underlying Portfolio will fail to execute its investment strategies effectively. As a result, an Underlying Portfolio may not meet its investment objective, which would affect the Portfolio's investment performance. There can be no assurance that the investment objective of the Portfolio or any Underlying Portfolio will be achieved. Since the Portfolio invests in the shares of the Underlying Portfolios, its performance is directly related to the ability of the Underlying Portfolios to meet their respective investment objectives. Because the Portfolio invests in the Underlying Portfolios, the Portfolio's net asset value ("NAV") is effected by fluctuations in the Underlying Portfolios' NAV.

  . NON-DIVERSIFICATION RISK--The Portfolio is non-diversified which means the Portfolio can invest its assets in a small number of issuers. As a result, the Portfolio is more susceptible to any single economic, political or regulatory event affecting those issuers than is a diversified portfolio. This risk is limited because the Portfolio invests its assets in the Underlying Portfolios, each of which generally has diversified holdings.

  . AFFILIATED PORTFOLIO RISK--In managing the Portfolio, the Manager will have the authority to select and substitute the Underlying Portfolios. The Manager may be subject to potential conflicts of interest in allocating the Portfolio's assets among the Underlying Portfolios both because the fees payable to it by some of the Underlying Portfolios may be higher than the fees payable by other Underlying Portfolios and because the Manager is also responsible for managing the Underlying Portfolios. In this regard, the Manager may believe that certain Underlying Portfolios could benefit from additional assets or could be harmed by redemptions. As a fiduciary, the Manager is obligated to disregard these incentives. The directors and officers of the Trust may also have conflicting interests in fulfilling their fiduciary duties to both the Portfolio and the Underlying Portfolios of the Trust.

IN ADDITION, BECAUSE THE PORTFOLIO INVESTS IN THE UNDERLYING FUNDS, IT WILL INDIRECTLY BEAR FEES AND EXPENSES CHARGED BY THOSE PORTFOLIOS IN ADDITION TO THE PORTFOLIO'S DIRECT FEES AND EXPENSES.


The value of your investment in the Portfolio may be affected by one or more of the following indirect risks of the Underlying Portfolios, which are described in detail starting on page 69, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:


  .  Market risk

 PORTFOLIO MANAGEMENT:


..  Met Investors Advisory, LLC see page 86



  .  Investment style risk

  .  Market capitalization risk

  .  Foreign investment risk

  .  Credit risk

  .  Interest rate risk

  .  High yield debt security risk

An Underlying Portfolio's investments in derivatives can significantly increase the Portfolio's exposure to market risk or credit risk of the counterparty. Derivatives can also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the relevant assets, rates and indices.

A merger or other restructuring, or a tender or exchange offer, proposed or pending at the time the Underlying Portfolio invests in risk arbitrage securities may not be completed on the terms or within the time frame contemplated, resulting in losses to the Underlying Portfolio. Debt obligations of distressed companies typically are unrated, lower-rated, in default or close to default. Also, securities of distressed companies are generally more likely to become worthless than the securities of more financially stable companies.

In addition, investments in emerging markets include all of the risks of investments in foreign securities and are subject to severe price declines. The economic and political structures of developing nations, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity. Such countries may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners and economies based on only a few industries. For these reasons, all of the risks of investing in foreign securities are heightened by investing in emerging markets countries. The markets of developing countries have been more volatile than the markets of developed countries with more mature economies. These markets often have provided significantly higher or lower rates of return than developed markets, and significantly greater risks, to investors.

PAST PERFORMANCE:

As of the date of this Prospectus, the Portfolio had not commenced operations. No performance information is currently available.

FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are estimated for the year ended December 31, 2008 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts but do reflect the fees and expenses of the Underlying Portfolios. If such expenses were reflected in the Example, the expense amounts indicated would be higher. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)


                                          Class A Class B
---------------------------------------------------------
Management Fee                             0.05%   0.05%
---------------------------------------------------------
12b-1 Fees                                 None    0.25%
---------------------------------------------------------
Other Expenses                             0.15%   0.15%
---------------------------------------------------------
Acquired Fund Fees and Expenses*           0.87%   0.87%
---------------------------------------------------------
Total Annual Portfolio Operating Expenses
 and Acquired Fund Fees and Expenses
 Before Expense Waiver                     1.07%   1.32%
---------------------------------------------------------
Contractual Expense Waiver**               0.15%   0.15%
---------------------------------------------------------
Total Annual Portfolio Operating Expenses
 and Acquired Fund Fees and Expenses
 After Expense Waiver                      0.92%   1.17%
---------------------------------------------------------



         * As an investor in the Underlying Portfolios, the Portfolio will also will bear its pro-rata portion of the operating expenses of the Underlying Portfolios. The expenses of the Underlying Portfolios are based upon the weighted average of the estimated total operating expenses of the Underlying Portfolios after expense waivers allocated to the Underlying Portfolios for the year ended
           December 31, 2008.
        ** The Manager and the Trust have entered into an Expense Limitation
           Agreement whereby the total direct Annual Portfolio Operating Expenses for the Class A and Class B shares of the Portfolio will not exceed 0.05% and 0.30%, respectively, for the period ended
           April 30, 2009 and in any year in which the Agreement is in effect. Under certain circumstances, any fees waived or expenses reimbursed by the Manager may, with the approval of the Trust's Board of Trustees, be repaid to the Manager.

Investors may be able to realize lower aggregate expenses by investing directly in the Underlying Portfolios instead of the Portfolio. An investor who chooses to invest directly in the Underlying Portfolios would not, however, receive the asset allocation services provided by the Manager.


EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same and that all expense limitations of the Portfolio and the Underlying Portfolios remain in effect only for the period ended April 30, 2009. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES


        Class A  Class B
-------------------------
1 Year  $     94 $    120
-------------------------
3 Years $    390 $    453
-------------------------

                    HARRIS OAKMARK INTERNATIONAL PORTFOLIO

INVESTMENT OBJECTIVE:

Long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGY:

Under normal market conditions, the Portfolio invests primarily in common stocks of non-U.S. companies. The Portfolio may invest in mature markets (examples are Japan, Canada, and the United Kingdom) and in less developed markets (examples are Mexico, Brazil, and Korea). Ordinarily, the Portfolio will invest in the securities of at least five countries outside the U.S. There are no geographic limits on the Portfolio's foreign investments, but the Portfolio does not expect to invest more than 35% of its assets in securities of companies based in emerging markets. The Portfolio may invest in the equity securities of companies of any market capitalization.

The Portfolio's Adviser uses a value investment style in selecting equity securities for the Portfolio. The Adviser believes that over time, a company's stock price converges with its true business value. By "true business value" the Adviser means its estimate of the price that is determined by the cash it generates. The Adviser believes that investing in equity securities priced significantly below what is believed to be the true business value presents the best opportunity to achieve the Portfolio's investment objective. The Adviser uses this value philosophy to identify companies that it believes have discounted stock prices compared to the companies' true business values.

PRIMARY RISKS:


The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail starting on page 69, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate.

  .  Market risk

  .  Foreign investment risk

  .  Market capitalization risk

  .  Investment style risk


PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

The bar chart below shows you the performance of the Portfolio's Class B shares, the Portfolio's oldest class, for each full calendar year since its inception and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart. Effective January 1, 2003, Harris Associates L.P. became the Portfolio's Adviser. Investment performance information prior to that date is attributable to the Portfolio's former investment adviser.

Year-by-Year Total Return as of 12/31 of Each Year

                                     [CHART]

  02       03      04      05       06      07
------   ------  ------  ------   ------  ------
-18.09%  34.96%  20.52%  14.24%   28.85%  -1.12%



High Quarter:   2nd - 2003      +24.90%
Low Quarter:    3rd - 2002      -16.81%

The table below compares the Portfolio's Class A, Class B and Class E shares' average annual compounded total returns for the 1- and 5-year periods and from inception through 12/31/07 with the Morgan Stanley Capital International Europe, Australia and Far East ("MSCI EAFE" Index), a widely recognized unmanaged index which is an aggregate of 15 individual country indices that collectively represent many of the major markets of the world. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.

Average Annual Total Return as of 12/31/07
-------------------------------------------
                             Since   Inception
             1 Year 5 Year Inception   Date
---------    ------ ------ --------- ---------
Class A      -0.86% 19.12%   12.02%    1/2/02
Class B      -1.12% 18.81%   12.88%   10/9/01
Class E      -1.00% 18.94%   12.57%    4/1/02
MSCI EAFE
 Index       11.63% 22.08%   15.39%*
* Index performance is from 10/1/01.


 PORTFOLIO MANAGEMENT:


..  Harris Associates L.P. see page 96

..  For financial highlights see page 115

FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2007 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                          Class A Class B Class E
-----------------------------------------------------------------
Management Fee                             0.77%   0.77%   0.77%
-----------------------------------------------------------------
12b-1 Fees                                 None    0.25%   0.15%
-----------------------------------------------------------------
Other Expenses                             0.09%   0.08%   0.08%
-----------------------------------------------------------------
Total Annual Portfolio Operating Expenses  0.86%   1.10%   1.00%
-----------------------------------------------------------------

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES

         Class A  Class B  Class E
-----------------------------------
1 Year   $     88 $    113 $    103
-----------------------------------
3 Years  $    275 $    352 $    320
-----------------------------------
5 Years  $    479 $    609 $    555
-----------------------------------
10 Years $  1,064 $  1,346 $  1,229
-----------------------------------

                             JANUS FORTY PORTFOLIO

INVESTMENT OBJECTIVE:

Capital appreciation.

PRINCIPAL INVESTMENT STRATEGY:

The Portfolio normally invests in a core group of 20-40 common stocks selected for their growth potential. The Portfolio may invest in companies of any size, from larger, well-established companies to smaller, emerging growth companies. The Adviser selects stocks primarily through a company analysis, with a focus on identifying prospective capital growth. The Adviser uses a bottom up approach to evaluate stocks and looks at companies one at a time to determine if a company is an attractive investment opportunity and consistent with the Portfolio's investment policies. The Portfolio is non-diversified which means that it can invest a greater portion of its assets in a small number of issuers.


The Portfolio may invest a significant portion of its assets in stocks selected for their growth potential. The Portfolio may also invest without limit in foreign securities and up to 35% of its assets in debt securities including bonds rated below investment grade ("junk bonds").


PRIMARY RISKS:


The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail on page 69, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate.

  .  Market risk

  .  Interest rate risk

  .  Credit risk

  .  High yield security risk

  .  Foreign investment risk

  .  Market capitalization risk

Because the Portfolio may invest its assets in a small number of issuers, the Portfolio is more susceptible to any single economic, political or regulatory event affecting those issuers than is a diversified portfolio.


PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

 PORTFOLIO MANAGEMENT:


..  Janus Capital Management LLC see page 97

..  For financial highlights see page 118



The performance shown below is the performance of the Portfolio's Class A shares, the Portfolio's oldest Class. The historical performance shown for the Portfolio's Class A shares prior to May 1, 2006 is the performance of the Portfolio's predecessor fund managed by the Adviser using the same investment objective and strategy as the Portfolio. The assets of the Capital Appreciation Fund were transferred to the Portfolio on May 1, 2006.

The bar chart below shows you the performance of the Portfolio's Class A shares for the last ten calendar years and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart.


               Year-by-Year Total Return as of 12/31 of Each Year

                                    [CHART]

  1998    1999     2000    2001    2002   2003    2004    2005    2006   2007
------  ------  ------  -------  -------  -------  ------ ------ ------ ------
61.63%  53.52%  -21.88%  -26.09%  -25.09%  24.91% 19.53% 18.19%   3.08% 30.46%

High Quarter 4th - 1999 +34.85%
Low Quarter: 1st - 2001 -20.81%

The table below compares the Portfolio's Class A, Class B and Class E shares' average annual compounded total returns for the 1-, 5- and 10-year periods and from inception through 12/31/07, as applicable, with the S&P 500 Index, a widely recognized unmanaged index that measures the stock performance of 500 large- and medium-sized companies and is often used to indicate the performance of the overall stock market and the Russell 1000 Growth Index, an unmanaged index that measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.


      Average Annual Total Return as of 12/31/07
-------------------------------------------------------
                                      Since   Inception
              1 Year 5 Year 10 Year Inception   Date
-------------------------------------------------------
Class A       30.46% 18.87%  9.80%       --      --
Class B          --     --     --     22.21%   4/28/07
Class E          --     --     --     22.30%   4/28/07
S&P 500 Index  5.49% 12.83%  5.91%       --
Russell 1000
 Growth Index 11.81% 12.10%  3.83%       --

FEES AND EXPENSES:


The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2007 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE


Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)


                                          Class A Class B Class E
-----------------------------------------------------------------
Management Fee                             0.65%   0.65%   0.65%
-----------------------------------------------------------------
12b-1 Fees                                 None    0.25%   0.15%
-----------------------------------------------------------------
Other Expenses                             0.05%   0.06%   0.06%
-----------------------------------------------------------------
Total Annual Portfolio Operating Expenses  0.70%   0.96%   0.86%
-----------------------------------------------------------------




EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.


The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.


EXAMPLE OF PORTFOLIO EXPENSES


         Class A  Class B  Class E
-----------------------------------
1 Year   $     72 $     98 $     88
-----------------------------------
3 Years  $    225 $    307 $    275
-----------------------------------
5 Years  $    391 $    533 $    479
-----------------------------------
10 Years $    873 $  1,182 $  1,064
-----------------------------------

                           LAZARD MID CAP PORTFOLIO


INVESTMENT OBJECTIVE:

Long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGY:

The Portfolio seeks to meet its objective by investing, normally, at least 80% of its net assets in equity securities, including convertible securities, of mid-cap companies. In complying with this 80% investment requirement, the Portfolio's investments may include synthetic instruments. Synthetic instruments are investments that have economic characteristics similar to the Portfolio's direct investments, and may include warrants, futures, options, exchange-traded funds and American Depositary Receipts. The Portfolio considers a company to be a mid-cap company if it has a market capitalization, at the time of purchase, within the range of the largest and smallest capitalized companies included in the Russell Midcap Index during the most recent 11-month period (based on month-end data) plus the most recent data during the current month.

The Portfolio may invest up to 20% of its net assets in equity securities of companies in other market capitalization ranges and in investment grade debt securities. The Portfolio may also invest up to 25% of its total assets in foreign securities. For risk management purposes, the Portfolio may hold a portion of its assets in cash or cash equivalents, including money market instruments.

In selecting investments, the portfolio managers seek to identify those companies that are, in their view, undervalued relative to current or projected earnings, or the current market value of assets owned by the company. The primary emphasis of the portfolio managers' search for undervalued equity securities is in four categories: (1) out-of-favor cyclical growth companies;
(2) established growth companies that are undervalued compared to historical relative valuation parameters; (3) companies where there is early but tangible evidence of improving prospects which are not yet reflected in the value of the companies' equity securities; and (4) companies whose equity securities are selling at prices that do not yet reflect the current market value of their assets.

PRIMARY RISKS:


The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail starting on page 69, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:


  .  Market risk

  .  Foreign investment risk

  .  Market capitalization risk

  .  Investment style risk

The Portfolio's investments in derivatives can significantly increase the Portfolio's exposure to market risk or credit risk of the counterparty. Derivatives can also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the relevant assets, rates and indices.

PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

The bar chart below shows you the performance of the Portfolio's Class B shares, the Portfolio's oldest Class, for each full calendar year since its inception and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart. Effective December 19, 2005, Lazard Asset Management LLC became the Portfolio's Adviser. Investment performance information prior to that date is attributable to the Portfolio's former investment adviser.

               Year-by-Year Total Return as of 12/31 of Each Year

                                    [CHART]

                    02       03      04      05      06      07
                  -------  ------  ------  ------  ------  ------
                  -10.82%  26.03%  14.32%   8.06%  14.67%  -2.71%

                      High Quarter: 2nd - 2003 +15.66%
                      Low Quarter:  3rd - 2002 -14.33%



The table below compares the Portfolio's Class A, Class B and Class E shares' average annual compounded total returns for the 1- and 5-year periods and from inception through 12/31/07 with the Russell Midcap Index. The Russell Midcap Index measures the performance of the 800 companies in the Russell 1000 Index with the lowest market capitalization. These companies are considered representative of medium-sized companies. The median market capitalization was approximately $3.99 billion as of January 31, 2008. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.



      Average Annual Total Return as of 12/31/07
---------------------------------------------------------------
                                               Since   Inception
                          1 Year     5 Years Inception   Date
  --------------------    ---------- ------- --------- ---------
Class A                   -2.47%      11.96%    7.91%    1/2/02
Class B                   -2.71%      11.72%    9.01%   10/9/01
Class E                   -2.64%      11.82%    7.09%    4/1/02
Russell Midcap Index       5.60%      18.21%   14.00%*
* Index performance is from 10/1/01.



For information on Lazard Asset Management LLC's prior performance with a comparable fund, see page 98.




 PORTFOLIO MANAGEMENT:

..  Lazard Asset Management LLC see page 97

..  For financial highlights see page 121

FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2007 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)



                                           Class A Class B Class E
------------------------------------------ ------- ------- -------
Management Fee                              0.69%   0.69%   0.69%
------------------------------------------------------------------
12b-1 Fees                                  None    0.25%   0.15%
------------------------------------------------------------------
Other Expenses                              0.07%   0.06%   0.06%
------------------------------------------------------------------
Total Annual Portfolio Operating Expenses*  0.76%   1.00%   0.90%
------------------------------------------------------------------



        * The Manager and the Trust have entered into an Expense Limitation Agreement whereby the total Annual Portfolio Operating Expenses for the Class A, Class B and Class E shares of the Portfolio will not exceed 0.80%, 1.05% and 0.95%, respectively, for the period ended April 30, 2009 and in any year in which the Agreement is in effect. Under certain circumstances, any fees waived or expenses reimbursed by the Manager may, with the approval of the Trust's Board of Trustees, be repaid to the Manager.

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same and that all expense limitations remain in effect only for the period ended April 30, 2009. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES



         Class A  Class B  Class E
-----------------------------------
1 Year   $     78 $    103 $     92
-----------------------------------
3 Years  $    244 $    320 $    288
-----------------------------------
5 Years  $    424 $    555 $    500
-----------------------------------
10 Years $    945 $  1,229 $  1,112
-----------------------------------

                LEGG MASON PARTNERS AGGRESSIVE GROWTH PORTFOLIO

INVESTMENT OBJECTIVE:

Capital appreciation.

PRINCIPAL INVESTMENT STRATEGY:

The Portfolio invests primarily in common stocks that the Adviser believes are experiencing, or will experience, growth in earnings that exceeds the average rate of earnings growth of companies which comprise the S&P 500 Index. The Portfolio may invest in the securities of large, well-known companies that offer prospects of long-term earnings growth. However, because higher earnings growth rates are often achieved by small- to medium-sized companies, a significant portion of the Portfolio's assets may be invested in the securities of such companies.

The Adviser emphasizes individual security selection while diversifying the Portfolio's investments across industries, which may help to reduce risk. The Adviser focuses primarily, but not exclusively, on emerging growth companies that have passed their "start up" phase and show positive earnings and the prospect of achieving significant profit gains beginning in the two to three years after the Portfolio acquires their stocks. When evaluating an individual stock, the Adviser considers whether the company may benefit from:

  .  New technologies, products or services

  .  New cost reducing measures

  .  Changes in management

  .  Favorable changes in government regulations

The Portfolio is classified as a "non-diversified" company under the Investment Company Act of 1940, as amended, which means that it may invest in a smaller number of companies than many other funds. Although the Portfolio is classified as non-diversified, the Portfolio is managed as a diversified Portfolio by the Adviser.

PRIMARY RISKS:


The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail starting on page 69, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:


  .  Market risk

  .  Market capitalization risk

  .  Investment style risk

Because the Portfolio may invest its assets in a small number of issuers, the Portfolio is more susceptible to any single economic, political or regulatory event affecting those issuers than is a diversified portfolio.

 PORTFOLIO MANAGEMENT:
..  ClearBridge Advisors, LLC see page 92

..  For financial highlights see page 124






PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

The bar chart below shows you the performance of the Portfolio's Class B shares, the Portfolio's oldest Class, for each full calendar year since its inception and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart. Effective October 1, 2006, ClearBridge Advisors, LLC became the Portfolio's Adviser. Investment performance prior to that date is attributable to the Portfolio's former investment adviser.

               Year-By-Year Total Return as of 12/31 of Each Year

                                     [CHART]

        02          03          04          05           06          07
       ----        ----        ----        ----         ----        ----
     -27.83%      30.90%       8.44%       13.58%      -1.74%       2.27%

       High Quarter:                 2nd - 2003                 +12.90%
       Low Quarter:                  3rd - 2002                 -16.13%


The table below compares the Portfolio's Class A, Class B and Class E shares' average annual compounded total returns for the 1- and 5-year periods and from inception through 12/31/07, as applicable, with the Russell 3000 Growth Index, an unmanaged index that measures the performance of those Russell 3000 companies with higher price to book ratios and higher forecasted growth values. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.



         Average Annual Total Return as of 12/31/07
------------------------------------------------------------
                                           Since   Inception
                          1 Year 5 Years Inception   Date
------------------------- ------ ------- --------- ---------
Class A                    2.60%  10.36%    2.83%    1/2/02
Class B                    2.27%  10.13%   -2.08%   2/12/01
Class E                    2.32%     --     9.56%   4/17/03
Russell 3000 Growth Index 11.40%  12.42%   -0.43%*
* Index performance is from 1/31/01.



For information on ClearBridge Advisors, LLC's prior performance with a comparable fund see page 92.

FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2007 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE

Annual Portfolio Operating Expenses, (expenses that are deducted from Portfolio assets)



                                          Class A Class B Class E
-----------------------------------------------------------------
Management Fee                             0.62%   0.62%   0.62%
-----------------------------------------------------------------
12b-1 Fees                                 None    0.25%   0.15%
-----------------------------------------------------------------
Other Expenses                             0.05%   0.05%   0.05%
-----------------------------------------------------------------
Total Annual Portfolio Operating Expenses  0.67%   0.92%   0.82%
-----------------------------------------------------------------



EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES



         Class A Class B Class E
--------------------------------
1 Year    $ 69   $   94  $   84
--------------------------------
3 Years   $215   $  295  $  263
--------------------------------
5 Years   $374   $  511  $  457
--------------------------------
10 Years  $837   $1,135  $1,017
--------------------------------

                       LEGG MASON VALUE EQUITY PORTFOLIO

INVESTMENT OBJECTIVE:

Long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGY:


The Portfolio normally invests at least 80% of its net assets in equity securities that the Adviser believes offer the potential for capital growth. The Portfolio primarily invests in common stocks and may also invest in other types of equity securities. The Portfolio may invest in U.S. issuers and up to 25% of its total assets in foreign issuers. The Portfolio generally invests in companies with market capitalizations greater than $5 billion, but may invest in companies of any size.


The Adviser follows a value discipline in selecting securities, and therefore seeks to purchase securities at large discounts to the Adviser's assessment of their intrinsic value. Intrinsic value, according to the Adviser, is the value of the company measured, to different extents depending on the type of company, on factors such as, but not limited to, the discounted value of its projected future free cash flows, the company's ability to earn returns on capital in excess of its cost of capital, private market values of similar companies and the costs to replicate the business. The Adviser may also consider qualitative factors, such as an assessment of the company's products, competitive positioning, strategy, industry economics and dynamics and regulatory frameworks. Securities may be undervalued due to, among other things, uncertainty arising from the limited availability of accurate information, economic growth and change, changes in competitive conditions, technological change, investor overreaction to negative news or events, and changes in government policy or geopolitical dynamics.

The Adviser takes a long-term approach to investing, generally characterized by long holding periods and low portfolio turnover.

The Portfolio may invest up to 20% of its total assets in long-term debt securities of companies with similar characteristics to those listed above.

The Portfolio is classified as a "non-diversified" company under the Investment Company Act of 1940, as amended, which means that it may invest in a smaller number of companies than many other funds. Under normal circumstances, the Adviser expects to invest in 30 to 60 companies.

PRIMARY RISKS:


The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail starting on page 69, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:


  .  Market risk

  .  Investment style risk

  .  Interest rate risk

  .  Credit risk

  .  Market capitalization risk

  .  Foreign investment risk

In addition, investments in emerging markets include all of the risks of investments in foreign securities and are subject to severe price declines. The economic and political structures of developing nations, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity. Such countries may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners and economies based on only a few industries. For these reasons, all of the risks of investing in foreign securities are heightened by investing in emerging markets countries. The markets of developing countries have been more volatile than the markets of developed countries with more mature economies. These markets often have provided significantly higher or lower rates of return than developed markets, and significantly greater risks, to investors.

Furthermore, because the Portfolio may invest its assets in a small number of issuers, the Portfolio is more susceptible to any single economic, political or regulatory event affecting those issuers than is a diversified portfolio.


PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

The bar chart below shows you the performance of the Portfolio's Class B shares for each full calendar year since its inception and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart.

                Year-by-Year Total Return as of 12/31 of Each Year

                                    [CHART]

                                06          07
                              ------      ------
                               6.58%      -5.91%

                        High Quarter: 4th - 2006    +9.88%
                        Low Quarter:  4th - 2007    -8.81%







 PORTFOLIO'S MANAGEMENT:

..  Legg Mason Capital Management, Inc. see page 98

..  For financial highlights see page 127

The table below compares the Portfolio's Class A, Class B and Class E shares' average annual compounded total returns for the 1-year period and from inception through 12/31/07 with the S&P 500 Index, a widely recognized unmanaged index that measures the stock performance of 500 large- and medium-sized companies and is often used to indicate the performance of the overall stock market. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.



Average Annual Total Return as of 12/31/07
----------------------------------------
                         Since   Inception
                1 Year Inception   Date
-------------   ------ --------- ---------
Class A         -5.72%    3.29%   11/1/05
Class B         -5.91%    3.09%   11/1/05
Class E         -5.81%    0.88%    5/1/06
S&P 500 Index    5.49%   11.59%*
* Index performance is from 10/31/05.



For information on Legg Mason Capital Management, Inc.'s prior performance with a comparable fund, see page 99.

FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2007 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)



                                          Class A  Class B  Class E
--------------------------------------------------------------------
Management Fee                               0.63%    0.63%    0.63%
--------------------------------------------------------------------
12b-1 Fees                                   None     0.25%    0.15%
--------------------------------------------------------------------
Other Expenses                               0.04%    0.04%    0.04%
--------------------------------------------------------------------
Total Annual Portfolio Operating Expenses    0.67%    0.92%    0.82%
--------------------------------------------------------------------

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES



         Class A  Class B  Class E
-----------------------------------
1 Year   $     69 $     94 $     84
-----------------------------------
3 Years  $    215 $    295 $    263
-----------------------------------
5 Years  $    374 $    511 $    457
-----------------------------------
10 Years $    837 $  1,135 $  1,017
-----------------------------------

                     LORD ABBETT BOND DEBENTURE PORTFOLIO

INVESTMENT OBJECTIVE:

High current income and the opportunity for capital appreciation to produce a high total return.

PRINCIPAL INVESTMENT STRATEGY:


To pursue its goal, the Portfolio, under normal circumstances, will invest at least 80% of its net assets, in bonds, debentures and other fixed income securities. The Portfolio allocates its assets principally among fixed income securities in four market sectors: U.S. investment grade securities, U.S. high yield securities, foreign securities (including emerging market securities) and convertible securities. These securities may include: all types of bonds, debentures, mortgage-related and other asset-backed securities, high-yield and investment grade debt securities, U.S. Government securities, equity-related securities such as convertibles and debt securities with warrants and emerging market debt securities. Under normal circumstances, the Portfolio invests in each of the four sectors described above. However, the Portfolio may invest substantially all of its assets in any one sector at any time, subject to the limitation that at least 20% of the Portfolio's net assets must be invested in any combination of investment grade debt securities, U.S. Government securities and cash equivalents. The Portfolio may invest up to 15% of its assets in credit default swaps. The Portfolio may invest up to 20% of its net assets in equity securities, including common stocks, preferred stocks, convertible preferred stocks, warrants and similar instruments. The Portfolio may invest up to 20% of its net assets in foreign securities.


The Adviser will actively manage the Portfolio and seek unusual values, particularly in lower-rated debt securities, some of which are convertible into common stocks or have warrants attached to purchase common stocks. In selecting lower-rated bonds for investment, the Adviser does not rely upon ratings, which evaluate only the safety of principal and interest, not market value risk, and which, furthermore, may not accurately reflect an issuer's current financial condition. The Portfolio does not have any minimum rating criteria for its investments in bonds and some issuers may default as to principal and/or interest payments subsequent to the purchase of their securities. Through portfolio diversification, good credit analysis and attention to current developments and trends in interest rates and economic conditions, the Adviser believes that investment risk may be reduced, although there is no assurance that losses will not occur.

The Portfolio normally invests in long-term debt securities when the Adviser believes that interest rates in the long run will decline and prices of such securities generally will be high. When the Adviser believes that long-term interest rates will rise, it may shift the Portfolio into short-term debt. Under normal circumstances, the average duration of the Portfolio's debt securities will be between 3 and 7 years with an average maturity of 5 to 12 years.

Capital appreciation may be obtained by investing in:

  .  debt securities when the trend of interest rates is expected to be down

  . convertible debt securities or debt securities with warrants attached entitling the holder to purchase common stock

  . debt securities of issuers in financial difficulties when, in the view of the Adviser, the problems giving rise to such difficulties can be successfully resolved, with a consequent improvement in the credit standing of the issuers (such investments involve corresponding risks that interest and principal payments may not be made if such difficulties are not resolved)

  .  equity securities

The Portfolio may invest up to 20% of its net assets, at market value, in debt and equity securities primarily traded in foreign countries.

The Portfolio may hold or sell any property or securities which it may obtain through the exercise of conversion rights or warrants or as a result of any reorganization, recapitalization or liquidation proceedings for any issuer of securities owned by it. In no event will the Portfolio voluntarily purchase any securities other than debt securities, if, at the time of such purchase or acquisition, the value of the property and securities, other than debt securities, in the Portfolio is greater than 20% of the value of its net assets.

PRIMARY RISKS:


The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail on page 69, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:


  .  Market risk

  .  Interest rate risk

  .  Credit risk

  .  High yield debt security risk

  .  Foreign investment risk

  .  Market capitalization risk

  .  Investment style risk

The use of credit default transactions is a highly specialized activity that involves investment techniques and risks that are different from those associated with ordinary portfolio securities transactions. If the Adviser is incorrect in its forecasts of the interest rates, currency exchange rates or market values or its assessments of the credit risks, relevant to these transactions that it enters, the investment performance of the Portfolio may be less favorable than it would have been if the Portfolio had not entered into them.

Because these arrangements are bi-lateral agreements between the Portfolio and its counterparty, each party is exposed to the risk of default by the other. In addition, they may involve a small investment of cash compared to the risk assumed with the result that small changes may produce disproportionate and substantial gains or losses to the Portfolio. However, the Portfolio's obligations under swap agreements generally are collateralized by cash or government securities based on the amount by which the value of the payments that the Portfolio is required to pay exceed the value of the payments that its counterparty is required to make. The Portfolio segregates liquid assets equal to any difference between that excess and the amount of collateral that they are required to provide. Conversely, the Portfolio requires their counterparties to provide collateral on a comparable basis except in those instances in which the Adviser is satisfied with the claims paying ability of the counterparty without such collateral.

 PORTFOLIO MANAGEMENT:

..  Lord, Abbett & Co. LLC see page 99

..  For financial highlights see page 130




PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

The performance shown below for the period February 12, 2001 through December 31, 2007 is the performance of the Portfolio's Class A shares, the Portfolio's oldest Class. The historical performance shown for the Portfolio's Class A shares prior to February 12, 2001 is the performance of the Portfolio's predecessor fund (Bond Debenture Portfolio, a series of Cova Series Trust, which commenced operations on May 1, 1996) managed by the Adviser using the same investment objective and strategy as the Portfolio. The assets of the predecessor fund were transferred to the Portfolio on February 12, 2001.

The bar chart below shows you the performance of the Portfolio's Class A shares for the last ten calendar years and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart.

               Year-by-Year Total Return as of 12/31 of Each Year

                                    [CHART]


  98      99      00      01      02      03      04     05     06      07
------  ------  ------  ------  ------  ------  ------  -----  -----  ------
6.26%   3.40%   0.87%   3.76%   -0.39%  19.52%   8.43%  1.81%  9.35%   6.85%

High Quarter:   2nd - 2003    +7.25%
Low Quarter:    3rd - 1998    -4.31%

The table below compares the Portfolio's Class A, Class B and Class E shares' average annual compounded total returns for the 1-, 5- and 10-year periods through 12/31/07, as applicable, with the Credit Suisse First Boston High Yield Index, the Lehman Brothers Aggregate Bond Index, the Merrill Lynch High Yield Master II Constrained Index and a Hybrid Index. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.

The Credit Suisse First Boston High Yield Index is a market-weighted index that includes publicly traded bonds rated below BBB by S&P and Baa by Moody's. The Lehman Brothers Aggregate Bond Index is a widely recognized unmanaged index which is a broad measure of the taxable bonds in the U.S. market, with maturities of at least one year. The Merrill Lynch High Yield Master II Constrained Index is a market value-weighted index of all domestic and Yankee high-yield bonds, including deferred interest bonds and payment-in-kind securities. Issues included in the Index have maturities of one year or more and have a credit rating lower than BBB-/Baa3, but are not in default. The Hybrid Index consists of 60% Merrill Lynch High Yield Master II Constrained Index, 20% Lehman Brothers Aggregate Bond Index and 20% Merrill Lynch All Convertible Index. (The Merrill Lynch All Convertible Index is an unmanaged market-capitalization weighted index of domestic corporate convertible securities.)

Effective April 30, 2007, the Lehman Brothers Aggregate Bond Index replaced the Credit Suisse First Boston High Yield Index as the primary benchmark of the Portfolio and the Merrill Lynch High Yield Master II Constrained Index and the Hybrid Index became secondary benchmarks of the Portfolio.



                Average Annual Total Return as of 12/31/07
-------------------------------------------------------------------------
                                                     1 Year 5 Year 10 Year
---------------------------------------------------- ------ ------ -------
Class A                                               6.85%  9.04%  5.85%
Class B                                               6.55%  8.75%    --
Class E                                               6.73%  8.87%    --
Credit Suisse First Boston High Yield Index           2.66% 10.97%  6.10%
Lehman Brothers Aggregate Bond Index                  6.96%  4.42%  5.97%
Merrill Lynch High Yield Master II Constrained Index  2.19% 10.76%  5.51%
Hybrid Index                                          3.40%  9.39%  6.00%

FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2007 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)



                                          Class A Class B Class E
-----------------------------------------------------------------
Management Fee                             0.49%   0.49%   0.49%
-----------------------------------------------------------------
12b-1 Fees                                 None    0.25%   0.15%
-----------------------------------------------------------------
Other Expenses                             0.05%   0.04%   0.04%
-----------------------------------------------------------------
Total Annual Portfolio Operating Expenses  0.54%   0.78%   0.68%
-----------------------------------------------------------------



EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES



         Class A Class B Class E
--------------------------------
1 Year    $ 55    $ 80    $ 70
--------------------------------
3 Years   $174    $250    $218
--------------------------------
5 Years   $302    $435    $380
--------------------------------
10 Years  $678    $969    $849
--------------------------------

                    MFS(R) RESEARCH INTERNATIONAL PORTFOLIO

INVESTMENT OBJECTIVE:

Capital appreciation.

PRINCIPAL INVESTMENT STRATEGY:

The Portfolio normally invests its assets primarily in foreign equity securities, including emerging market equity securities.


The Portfolio may invest a relatively high percentage of its assets in a single country, a small number of countries, or a particular geographic region.

In selecting investments for the Portfolio, the Portfolio's Adviser is not constrained to any particular investment style. The Portfolio's Adviser may invest the Portfolio's assets in the stock of companies it believes to have above average earnings growth potential compared to other companies (growth companies), in the stock of companies it believes are undervalued compared to their perceived worth (value companies), or in a combination of growth and value companies.

The Portfolio may invest in companies of any size.


A team of investment research analysts selects investments for the Portfolio. The Portfolio's Adviser allocates the Portfolio's assets to analysts by broad market sectors. The Adviser uses a bottom-up approach in buying and selling investments for the Portfolio.

Investments are selected primarily based on fundamental analysis of issuers and their potential in light of their current financial condition and industry position, and market, economic, political, and regulatory conditions. Factors considered may include analysis of earnings, cash flows, competitive position, and management ability. Quantitative analysis of these and other factors may also be considered.

PRIMARY RISKS:


The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail starting on page 69, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:


  .  Market risk

  .  Foreign investment risk

  .  Market capitalization risk

  .  Investment style risk


The Portfolio may invest a substantial amount of its assets in issuers located in a single country, a limited number of countries, or a particular geographic region. If the Portfolio focuses its investments in this manner, it assumes the risk that economic, political and social conditions in those countries or regions will have a significant impact on its investment performance.


In addition, investments in emerging markets include all of the risks of investments in foreign securities and are subject to severe price declines. The economic and political structures of developing nations, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity. Such countries may have relatively unstable governments, immature economic structures,

 PORTFOLIO MANAGEMENT:


..  Massachusetts Financial Services Company see page 100

..  For financial highlights see page 133


national policies restricting investments by foreigners and economics based on only a few industries. For these reasons, all of the risks of investing in foreign securities are heightened by investing in emerging markets countries. The markets of developing countries have been more volatile than the markets of developed countries with more mature economies. These markets often have provided significantly higher or lower rates of return than developed markets, and significantly greater risks, to investors.

PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.




The bar chart below shows you the performance of the Portfolio's Class B shares, the Portfolio's oldest Class, for each full calendar year since its inception and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart.

               Year-by-Year Total Return as of 12/31 of Each Year

                                    [CHART]


   02     03       04      05       06       07
-------  ------  ------  ------   ------   ------
-11.80%  32.04%  19.56%  16.42%   26.56%   13.29%

High Quarter: 4th - 2003 +15.97%
Low Quarter:  3rd - 2002 -14.58%


The table below compares the Portfolio's Class A, Class B and Class E shares' average annual compounded total returns for the 1- and 5-year periods and from inception through 12/31/07 with the Morgan Stanley Capital International Europe, Australia and Far East ("MSCI EAFE") Index, a widely recognized unmanaged index which is an aggregate of 15 individual country indices that collectively represent many of the major markets of the world, and the MSCI ACWI (All Country World Index), a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. As of June 2007 the MSCI ACWI consisted of 48 country indices comprising 23 developed and 25 emerging market country indices. The developed market country indices included are: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States. The emerging market country indices included are: Argentina, Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Israel, Jordan, Korea, Malaysia, Mexico,

Morocco, Pakistan, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand, and Turkey. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.



       Average Annual Total Return as of 12/31/07
---------------------------------------------------------
                                        Since   Inception
                       1 Year 5 Years Inception   Date
---------------------- ------ ------- --------- ---------
Class A                13.60%  21.65%   11.74%    5/1/01
Class B                13.29%  21.39%   10.37%   2/12/01
Class E                13.38%  21.49%   15.54%  10/31/01
MSCI EAFE Index        11.63%  22.08%    8.90%*
MSCI All Country World
 (Ex.-U.S.) Index      17.12%  24.52%   10.75%*
*Index performance is from 2/12/01.



FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2007 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)



                                          Class A Class B Class E
----------------------------------------- ------- ------- -------
Management Fee                             0.70%   0.70%   0.70%
-----------------------------------------------------------------
12b-1 Fees                                 None    0.25%   0.15%
-----------------------------------------------------------------
Other Expenses                             0.09%   0.09%   0.09%
-----------------------------------------------------------------
Total Annual Portfolio Operating Expenses  0.79%   1.04%   0.94%
-----------------------------------------------------------------



EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES



         Class A  Class B  Class E
-----------------------------------
1 Year   $     81 $    107 $     96
-----------------------------------
3 Years  $    253 $    333 $    301
-----------------------------------
5 Years  $    440 $    577 $    522
-----------------------------------
10 Years $    981 $  1,276 $  1,159
-----------------------------------

                   PIMCO INFLATION PROTECTED BOND PORTFOLIO

INVESTMENT OBJECTIVE:

Maximum real return, consistent with preservation of capital and prudent investment management.

PRINCIPAL INVESTMENT STRATEGY:


The Portfolio seeks to achieve its investment objective by investing under normal circumstances at least 80% of its net assets in inflation-indexed bonds of varying maturities issued by the U.S. and non-U.S. governments, their agencies or instrumentalities, and corporations (either through cash market purchases, forward commitments or derivative instruments). Inflation-indexed bonds are fixed income securities that are structured to provide protection against inflation. The value of the bond's principal or the interest income paid on the bond is adjusted to track changes in an official inflation measure. Inflation-indexed bonds issued by a foreign government are generally adjusted to reflect a comparable inflation index, calculated by that government. The average portfolio duration of the Portfolio normally will vary within (plus or minus) three years of the duration of the Lehman Brothers Global Real: U.S. TIPS Bond Index.


Principal investments may include inflation-indexed bonds and other fixed income securities issued by the U.S. government or its subdivisions, agencies or government-sponsored enterprises, non-U.S. governments or their subdivisions, agencies or government-sponsored enterprises, and U.S. and foreign companies including mortgage-related securities, stripped mortgage-related securities; corporate bonds and notes; asset-backed securities; money market instruments; structured notes such as hybrid or "indexed" securities and event-linked bonds; loan participations and assignments; delayed funding loans; revolving credit facilities; debt securities issued by states or local governments and their agencies, authorities and other government-sponsored enterprises; and obligations of international agencies or supranational entities. The Portfolio also may invest up to 30% of its total assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar denominated securities of foreign issuers. The Portfolio may invest up to 10% of its total assets in securities and instruments that are economically tied to emerging market countries. Foreign currency exposure (from non-U.S. dollar denominated securities or currencies) normally will be limited to 20% of the Portfolio's total assets.

The Portfolio may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities. The Portfolio may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques such (such as buy backs or dollar rolls). In addition, the Portfolio may engage in forward commitments, when issued and delayed delivery securities transactions.

PRIMARY RISKS:


The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail starting on page 69, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate.

  .  Market risk

  .  Interest rate risk

  .  Credit risk

  .  Foreign investment risk

  .  High yield debt security risk


In addition, investments in emerging markets include all of the risks of investments in foreign securities and are subject to severe price declines. The economic and political structures of developing nations, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity. Such countries may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners and economies based on only a few industries. For these reasons, all of the risks of investing in foreign securities are heightened by investing in emerging markets countries. The markets of developing countries have been more volatile than the markets of developed countries with more mature economies. These markets often have provided significantly higher or lower rates of return than developed markets, and significantly greater risks, to investors.


Mortgage-related securities may be issued or guaranteed by the U.S. Government, its agencies or instrumentalities or may be issued by private issuers and as such are not guaranteed by the U.S. Government, its agencies or instrumentalities. Like other debt securities, changes in interest rates generally affect the value of a mortgage-backed security. Additionally, some mortgage-backed securities may be structured so that they may be particularly sensitive to interest rates.


Investments in mortgage-related securities are also subject to special risks of prepayment. Prepayment risk occurs when the issuer of a security can prepay the principal prior to the security's maturity. Securities subject to prepayment risk, including the collateralized mortgage-obligations and other mortgage-related securities that the Portfolio can buy, generally offer less potential for gains when prevailing interest rates decline, and have greater potential for loss when interest rates rise depending upon the coupon of the underlying securities. The impact of prepayments on the price of a security may be difficult to predict and may increase the volatility of the price. In addition, early repayment of mortgages underlying these securities may expose the Portfolio to a lower rate of return when it reinvests the principal. Further, the Portfolio may buy mortgage-related securities at a premium. Accelerated prepayments on those securities could cause the Portfolio to lose a portion of its principal investment represented by the premium the Portfolio paid.

If interest rates rise rapidly, prepayments may occur at slower rates than expected, which could have the effect of lengthening the expected maturity of a short- or medium-term security. That could cause its value to fluctuate more widely in response to changes in interest rates. In turn, this could cause the value of the Portfolio's shares to fluctuate more.

Non-mortgage asset-backed securities are not issued or guaranteed by the U.S. Government or its agencies or government-sponsored entities. In the event of a failure of these securities or of mortgage-related securities issued by private issuers to pay interest or repay principal, the assets backing these securities such as automobiles or credit card receivables may be insufficient to support the payments on the securities.


The Portfolio's investments in derivatives can significantly increase the Portfolio's exposure to market risk or credit risk of the counterparty. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the relevant assets, rates and indices.

 PORTFOLIO MANAGEMENT:


..  Pacific Investment Management Company LLC see page 100

..  For financial highlights see page 136




The use of credit default transactions is a highly specialized activity that involves investment techniques and risks that are different from those associated with ordinary portfolio securities transactions. If the Adviser is incorrect in its forecasts of the interest rates, currency exchange rates or market values or its assessments of the credit risks, relevant to these transactions that it enters, the investment performance of the Portfolio may be less favorable than it would have been if the Portfolio had not entered into them.


Because these arrangements are bi-lateral agreements between the Portfolio and its counterparty, each party is exposed to the risk of default by the other. In addition, they may involve a small investment of cash compared to the risk assumed with the result that small changes may produce disproportionate and substantial gains or losses to the Portfolio. However, the Portfolio's obligations under swap agreements generally are collateralized by cash or government securities based on the amount by which the value of the payments that the Portfolio is required to pay exceed the value of the payments that its counterparty is required to make. The Portfolio segregates liquid assets equal to any difference between that excess and the amount of collateral that they are required to provide. Conversely, the Portfolio requires their counterparties to provide collateral on a comparable basis except in those instances in which the Adviser is satisfied with the claims paying ability of the counterparty without such collateral.

PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

The bar chart below shows you the performance of the Portfolio's Class B shares for each full calendar year since its inception and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart.

               Year-by-Year Total Return as of 12/31 of Each Year

                                    [CHART]

                       04        05        06       07
                      -----     -----    ------   -----
                      8.99%     1.39%     0.39%   10.80%

High Quarter:   1st - 2004    +5.93%
Low Quarter:    2nd - 2004    -3.03%

The table below compares the Portfolio's Class A, Class B and Class E shares' average annual compounded total returns for the 1-year period and from inception through 12/31/07 with the Lehman Brothers Global Real: U.S. TIPS Bond Index, an unmanaged market index which is made up specifically of U.S. Treasury Inflation Linked Securities. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.



   Average Annual Total Return as of 12/31/07
-------------------------------------------------
                                Since   Inception
                       1 Year Inception   Date
---------------------- ------ --------- ---------
Class A                11.08%   5.94%    5/1/03
Class B                10.80%   5.69%    5/1/03
Class E                10.93%   7.49%    5/1/06
Lehman Brothers Global
 Real: U.S. TIPS Bond
 Index                 11.63%   6.15%*
* Index performance is from 4/30/03.


FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2007 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                          Class A Class B Class E
-----------------------------------------------------------------
Management Fee                             0.50%   0.50%   0.50%
-----------------------------------------------------------------
12b-1 Fees                                 None    0.25%   0.15%
-----------------------------------------------------------------
Other Expenses                             0.05%   0.05%   0.06%
-----------------------------------------------------------------
Total Annual Portfolio Operating Expenses  0.55%   0.80%   0.71%
-----------------------------------------------------------------

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES

         Class A Class B Class E
--------------------------------
1 Year    $ 56    $ 82    $ 73
--------------------------------
3 Years   $177    $256    $228
--------------------------------
5 Years   $308    $446    $396
--------------------------------
10 Years  $691    $993    $885
--------------------------------

                         PIMCO TOTAL RETURN PORTFOLIO

INVESTMENT OBJECTIVE:

Maximum total return, consistent with the preservation of capital and prudent investment management.

PRINCIPAL INVESTMENT STRATEGY:

The Portfolio seeks to achieve its investment objective by investing under normal circumstances at least 65% of its net assets in a diversified portfolio of fixed income instruments of varying maturities. The average portfolio duration of the Portfolio normally varies within two years (plus or minus) of the duration of the Lehman Brothers Aggregate Bond Index.

Principal investments include fixed income securities issued by the U.S. government, its subdivisions, agencies or government-sponsored enterprises, or derivatives on them or related indices; mortgage related securities, including stripped mortgage-related securities; corporate bonds and notes and asset-backed securities; commercial paper and other money market instruments; and fixed income securities issued by foreign governments or their subdivisions, agencies and other government-sponsored enterprises and companies that are denominated in U.S. dollars or foreign currencies, some of which may be issued by governments in emerging market countries; other fixed income securities including structured notes such as hybrid or "indexed" securities and event-linked bonds; loan participations and assignments; delayed funding loans; revolving credit facilities; debt securities issued by states or local governments and their agencies, authorities and other government-sponsored enterprises; and obligations of international agencies or supranational entities. The Portfolio may invest up to 30% of its total assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. The Portfolio may invest up to 15% of its total assets in securities and instruments that are economically tied to emerging market countries. Foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) normally will be limited to 20% of the Portfolio's total assets.

The Portfolio may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities. In addition, the Portfolio may engage in forward commitments, when-issued and delayed delivery securities transactions. The Portfolio may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The "total return" sought by the Portfolio consists of income earned on the Portfolio's investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security.

PRIMARY RISKS:


The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail starting on page 69, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:


  .  Market risk

  .  Interest rate risk

  .  Credit risk

  .  Foreign investment risk

  .  High yield debt security risk

Mortgage-related securities may be issued or guaranteed by the U.S. Government, its agencies or instrumentalities or may be issued by private issuers and as such are not guaranteed by the U.S. Government, its agencies or instrumentalities. Like other debt securities, changes in interest rates generally affect the value of a mortgage-backed security. Additionally, some mortgage-backed securities may be structured so that they may be particularly sensitive to interest rates.

Investments in mortgage-related securities are also subject to special risks of prepayment. Prepayment risk occurs when the issuer of a security can prepay the principal prior to the security's maturity. Securities subject to prepayment risk, including the collateralized mortgage obligations and other mortgage-related securities that the Portfolio can buy, generally offer less potential for gains when prevailing interest rates decline, and have greater potential for loss when interest rates rise depending upon the coupon of the underlying securities. The impact of prepayments on the price of a security may be difficult to predict and may increase the volatility of the price. In addition, early repayment of mortgages underlying these securities may expose the Portfolio to a lower rate of return when it reinvests the principal. Further, the Portfolio may buy mortgage-related securities at a premium. Accelerated prepayments on those securities could cause the Portfolio to lose a portion of its principal investment represented by the premium the Portfolio paid.

If interest rates rise rapidly, prepayments may occur at slower rates than expected, which could have the effect of lengthening the expected maturity of a short- or medium-term security. That could cause its value to fluctuate more widely in response to changes in interest rates. In turn, this could cause the value of the Portfolio's shares to fluctuate more.

Non-mortgage asset-backed securities are not issued or guaranteed by the U.S. Government or its agencies or government-sponsored entities. In the event of a failure of these securities or of mortgage-related securities issued by private issuers to pay interest or repay principal, the assets backing these securities such as automobiles or credit card receivables may be insufficient to support the payments on the securities.

In addition, investments in emerging markets include all of the risks of investments in foreign securities and are subject to severe price declines. The economic and political structures of developing nations, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity. Such countries may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners and economies based on only a few industries. For these reasons, all of the risks of investing in foreign securities are heightened by investing in emerging market countries. The markets of developing countries have been more volatile than the markets of developed countries with more mature economies. These markets often have provided significantly higher or lower rates of return than developed markets, and significantly greater risks, to investors.

The Portfolio's investments in derivatives can significantly increase the Portfolio's exposure to market risk or credit risk of the counterparty. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the relevant assets, rates and indices.

The use of credit default transactions is a highly specialized activity that involves investment techniques and risks that are different from those associated with ordinary portfolio securities transactions. If the Adviser is incorrect in its forecasts of the interest rates, currency exchange rates or market values or its assessments of the credit risks, relevant to these transactions that it enters, the investment performance of the Portfolio may be less favorable than it would have been if the Portfolio had not entered into them.

Because these arrangements are bi-lateral agreements between the Portfolio and its counterparty, each party is exposed to the risk of default by the other. In addition, they may involve a small investment of cash compared to the risk assumed with the result that small changes may produce disproportionate and substantial gains or losses to the Portfolio. However, the Portfolio's obligations under swap agreements generally are collateralized by cash or government securities based on the amount by which the value of the payments that the Portfolio is required to pay exceed the value of the payments that its counterparty is required to make. The Portfolio segregates liquid assets equal to any difference between that excess and the amount of collateral that they are required to provide. Conversely, the Portfolio requires their counterparties to provide collateral on a comparable basis except in those instances in which the Adviser is satisfied with the claims paying ability of the counterparty without such collateral.

 PORTFOLIO MANAGEMENT:


..  Pacific Investment Management Company LLC see page 100

..  For financial highlights see page 139



PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

The bar chart below shows you the performance of the Portfolio's Class B shares, the Portfolio's oldest Class, for each full calendar year since its inception and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart.

               Year-by-Year Total Return as of 12/31 of Each Year

                                    [CHART]


  02      03     04     05      06     07
------  ------  -----  -----  -----  -----
 9.29%   4.31%  4.98%  2.25%  4.52%  7.56%

 High Quarter:   3rd - 2007    +4.15%
 Low Quarter:    2nd - 2004    -2.03%


The table below compares the Portfolio's Class A, Class B and Class E shares' average annual compounded total returns for the 1- and 5-year periods and from inception through 12/31/07 with the Lehman Brothers Aggregate Bond Index, a widely recognized unmanaged index which is a broad measure of the taxable bonds in the U.S. market, with maturities of at least one year. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.

        Average Annual Total Return as of 12/31/07
-----------------------------------------------------------
                                          Since   Inception
                          1 Year 5 Year Inception   Date
------------------------- ------ ------ --------- ---------
Class A                    7.85%  4.96%   6.15%     5/1/01
Class B                    7.56%  4.71%   5.73%    2/12/01
Class E                    7.63%  4.81%   5.10%   10/31/01
Lehman Brothers Aggregate
 Bond Index                6.96%  4.42%   5.63%*
* Index performance is from 1/31/01.

FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2007, as adjusted to assume that current contractual fees and expenses were in effect for all of 2007, and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                          Class A Class B Class E
-----------------------------------------------------------------
Management Fee                             0.48%   0.48%   0.48%
-----------------------------------------------------------------
12b-1 Fees                                 None    0.25%   0.15%
-----------------------------------------------------------------
Other Expenses                             0.04%   0.04%   0.04%
-----------------------------------------------------------------
Total Annual Portfolio Operating Expenses  0.52%   0.77%   0.67%
-----------------------------------------------------------------

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES

         Class A  Class B  Class E
-----------------------------------
1 Year   $     53 $     79 $     69
-----------------------------------
3 Years  $    167 $    247 $    215
-----------------------------------
5 Years  $    291 $    429 $    374
-----------------------------------
10 Years $    654 $    957 $    837
-----------------------------------

                        MET/TEMPLETON GROWTH PORTFOLIO

INVESTMENT OBJECTIVE:

Long-term capital growth.

PRINCIPAL INVESTMENT STRATEGY:


Under normal market conditions, the Portfolio invests primarily in the equity securities of companies with various market capitalizations located anywhere in the world, including emerging markets. Up to 100% of the Portfolio's assets may be invested in foreign countries, including, without limit, in emerging markets. Common stocks, preferred stocks and convertible securities are examples of equity securities in which the Portfolio may invest. The Portfolio also invests in depositary receipts.


In addition to the Portfolio's main investments, depending upon current market conditions, the Portfolio may invest up to 25% of its total assets in debt securities of companies and governments located anywhere in the world. Bonds, notes and debentures are examples of debt securities.

The Adviser considers various factors, such as availability and cost, in deciding whether to use a particular instrument or strategy. When choosing equity investments for the Portfolio, the Adviser applies a "bottom up," value-oriented, long-term approach, focusing on the market price of a company's securities relative to the Adviser's evaluation of the company's long-term earnings, asset value and cash flow potential. The Adviser also considers a company's price/earnings ratio, price/cash flow ratio, profit margins and liquidation value.

PRIMARY RISKS:


The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail starting on page 69, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:


  .  Market risk

  .  Investment style risk

  .  Market capitalization risk

  .  Foreign investment risk

  .  Credit risk

  .  Interest rate risk

In addition, investments in emerging markets include all of the risks of investments in foreign securities and are subject to severe price declines. The economic and political structures of developing nations, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity. Such countries may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners and economies based on only a few industries. For these reasons, all of the risks of investing in foreign securities are heightened by investing in emerging markets countries. The markets of developing countries have been more volatile than the markets of developed countries with more mature economies. These markets often have provided significantly higher or lower rates of return than developed markets, and significantly greater risks, to investors.

PAST PERFORMANCE:


As of the date of this Prospectus, the Portfolio had not commenced operations. No performance information is currently available. For information on Templeton Global Advisors Limited's prior performance with a comparable fund, see page 96.


FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are estimated for the year ended December 31, 2008 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                          Class A Class B
---------------------------------------------------------
Management Fee                             0.70%   0.70%
---------------------------------------------------------
12b-1 Fees                                 None    0.25%
---------------------------------------------------------
Other Expenses                             0.34%   0.34%
---------------------------------------------------------
Total Annual Portfolio Operating Expenses
 Before Expense Waiver                     1.04%   1.29%
---------------------------------------------------------
Contractual Expense Waiver*                0.24%   0.24%
---------------------------------------------------------
Total Annual Portfolio Operating Expenses
 After Expense Waiver                      0.80%   1.05%
---------------------------------------------------------

        * The Manager and the Trust have entered into an Expense Limitation Agreement whereby the total Annual Portfolio Operating Expenses for the Class A and Class B shares of the Portfolio will not exceed 0.80% and 1.05%, respectively, for the period ended April 30, 2009 and in any year in which the Agreement is in effect. Under certain circumstances, any fees waived or expenses reimbursed by the Manager may, with the approval of the Trust's Board of Trustees, be repaid to the Manager.


 PORTFOLIO MANAGEMENT:


..  Templeton Global Advisors Limited see page 95

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same and that all expense limitations remain in effect only for the period ended April 30, 2009. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES

        Class A  Class B
-------------------------
1 Year  $     82 $    108
-------------------------
3 Years $    308 $    388
-------------------------

                      VAN KAMPEN MID CAP GROWTH PORTFOLIO


INVESTMENT OBJECTIVE:

Capital appreciation.

PRINCIPAL INVESTMENT STRATEGY:

The Adviser seeks to invest in high quality companies it believes have sustainable competitive advantages and the ability to redeploy capital at high rates of return. The Adviser typically favors companies with rising returns on invested capital, above average business visibility, strong free cash flow generation and attractive risk/reward.


Under normal market conditions, the Portfolio invests at least 80% of its net assets in securities of medium-sized companies at the time of investment. Under current market conditions, the Adviser defines medium-sized companies by reference to those companies represented in the Russell Midcap Growth Index (which consists of companies in the capitalization range of approximately $305 million to $49.6 billion as of February 29, 2008). The Portfolio may also invest in common stocks and other equity securities of small- and large-sized companies.


The Portfolio invests primarily in common stocks and also may invest in other equity securities, including preferred stock, convertible securities and rights or warrants to purchase securities.

The Portfolio may invest up to 25% of its assets in securities of foreign issuers, including issuers in emerging market countries, primarily through ownership of depositary receipts. The Portfolio may also purchase and sell certain derivative instruments, such as options, futures, contracts and options on future contracts, for various portfolio management purposes, including to facilitate portfolio management and to mitigate risks.

PRIMARY RISKS:


The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail starting on page 69, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:


  .  Market risk

  .  Foreign investment risk

  .  Market capitalization risk

  .  Investment style risk

Further, investments in emerging markets include all of the risks of investments in foreign securities and are subject to severe price declines. The economic and political structures of developing nations, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity. Such countries may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners and economics based on only a few industries. For these reasons, all of the risks of investing in foreign securities are heightened by

 PORTFOLIO MANAGEMENT:

..  Morgan Stanley Investment Management Inc. d/b/a Van Kampen, see page 100

..  For financial highlights see page 142


investing in emerging market countries. The markets of developing countries have been more volatile than the markets of developed countries with more mature economics. These markets often have provided significantly higher or lower rates of return than developed markets, and significantly greater risks, to investors.

In addition, the Portfolio's investments in derivatives can significantly increase the Portfolio's exposure to market risk or credit risk of the counterparty. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the relevant assets, rates and indices.

PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.




The bar chart below shows you the performance of the Portfolio's Class B shares, the Portfolio's oldest Class, for each full calendar year since its inception and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart. Effective October 1, 2006, Morgan Stanley Investment Management, Inc. d/b/a Van Kampen became the Portfolio's Adviser. Investment performance information prior to that date is attributable to the Portfolio's former investment adviser.

Year-by-Year Total Return as of 12/31 of Each Year

                                    [CHART]

                         02       03       04       05     06     07
                       ------   ------   ------   ------  -----  -----
                      -24.41%   35.70%   12.45%    4.58%  8.37%  23.48%

                      High Quarter: 2nd - 2003  +17.43%
                      Low Quarter:  3rd - 2002  -15.77%

The table below compares the Portfolio's Class A and Class B shares' average annual compounded total returns for the 1- and 5-year periods and from inception through 12/31/07 with the Russell Midcap Growth Index. The Russell Midcap Growth Index is an unmanaged index which measures the performance of those companies in the Russell Midcap Index with higher price-to-book ratios and higher forecasted growth values. The Russell Midcap Index is an unmanaged index which measures the performance of the 800 smallest companies in the Russell 1000 Index. The median market capitalization was approximately $3.90 billion as of February 29, 2008. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.



                       Average Annual Total Return as of
                                   12/31/07
        ---------------------------------------------------------------
                                                       Since   Inception
                                       1 Year 5 Year Inception   Date
        -----------------------------  ------ ------ --------- ---------
        Class A                        23.84% 16.73%   6.62%     5/1/01
        Class B                        23.48% 16.39%   5.45%    2/12/01
        Russell Midcap Growth Index    11.43% 17.90%   3.27%*
        * Index performance is from 2/1/01.



For information on Van Kampen's prior performance with comparable funds, see page 101.

FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2007 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)



                                           Class A Class B
----------------------------------------------------------
Management Fee                              0.70%   0.70%
----------------------------------------------------------
12b-1 Fees                                  None    0.25%
----------------------------------------------------------
Other Expenses                              0.17%   0.18%
----------------------------------------------------------
Total Annual Portfolio Operating Expenses*  0.87%   1.13%
----------------------------------------------------------



        * The Manager and the Trust have entered into an Expense Limitation Agreement whereby the total Annual Portfolio Operating Expenses for the Class A and Class B shares of the Portfolio will not exceed 0.90% and 1.15%, respectively, for the period ended April 30, 2009 and in any year in which the Agreement is in effect. Under certain circumstances, any fees waived or expenses reimbursed by the Manager may, with the approval of the Trust's Board of Trustees, be repaid to the Manager.

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same and that all expense limitations remain in effect only for the period ended April 30, 2009. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES



         Class A  Class B
--------------------------
1 Year   $     89 $    116
--------------------------
3 Years  $    279 $    361
--------------------------
5 Years  $    484 $    625
--------------------------
10 Years $  1,076 $  1,380
--------------------------

PRIMARY RISKS OF INVESTING IN THE PORTFOLIOS


One or more of the following primary risks may apply to your Portfolio. Please see the Investment Summary for your particular Portfolio to determine which risks apply and for a discussion of other risks that may apply to the Portfolio. Please note that there are many other circumstances that could adversely affect your investment and prevent a Portfolio from reaching its objective, which are not described here. PLEASE NOTE THAT WITH RESPECT TO THE MET/FRANKLIN TEMPLETON FOUNDING STRATEGY PORTFOLIO, ALL REFERENCES TO THE "PORTFOLIO" BELOW REFER TO THE INVESTMENTS BY ITS UNDERLYING PORTFOLIOS.


MARKET RISK


A Portfolio's share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including disappointing corporate earnings, adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or a company may deteriorate. In addition, an assessment by a Portfolio's Adviser of particular companies may prove incorrect, resulting in losses or poor performance by those holdings, even in a rising market. A Portfolio could also miss attractive investment opportunities if its Adviser underweights markets or industries where there are significant returns, and could lose value if the Adviser overweights markets or industries where there are significant declines.


Stocks purchased in initial public offerings (IPOs) have a tendency to fluctuate in value significantly shortly after the IPO relative to the price at which they were purchased. These fluctuations could impact the net asset value and return earned on the Portfolio's shares.

INTEREST RATE RISK

The values of debt securities are subject to change when prevailing interest rates change. When interest rates go up, the value of debt securities and certain dividend paying stocks tends to fall. If your Portfolio invests a significant portion of its assets in debt securities or stocks purchased primarily for dividend income and interest rates rise, then the value of your investment may decline. Alternatively, when interest rates go down, the value of debt securities and certain dividend paying stocks may rise.

Interest rate risk will affect the price of a fixed income security more if the security has a longer maturity because changes in interest rates are increasingly difficult to predict over longer periods of time. Fixed income securities with longer maturities will therefore be more volatile than other fixed income securities with shorter maturities. Conversely, fixed income securities with shorter maturities will be less volatile but generally provide lower returns than fixed income securities with longer maturities. The average maturity and duration of a Portfolio's fixed income investments will affect the volatility of the Portfolio's share price.

CREDIT RISK

The value of debt securities is directly affected by an issuer's ability to pay principal and interest on time. If your Portfolio invests in debt securities, the value of your investment may be adversely affected when an issuer fails to pay an obligation on a timely basis. A Portfolio may also be subject to credit risk to the extent it engages in transactions, such as securities loans, repurchase agreements or certain derivatives, which involve a promise by a third party to honor an obligation to the Portfolio. Such third party may be unwilling or unable to honor its financial obligations.

HIGH YIELD DEBT SECURITY RISK

High yield debt securities, or junk bonds, are securities which are rated below "investment grade" or are not rated, but are of equivalent quality. High yield debt securities range from those for which the prospect for repayment of principal and interest is predominantly speculative to those which are currently in default on principal or interest payments. A Portfolio with high yield debt securities may be more susceptible to credit risk and market risk than a Portfolio that invests only in higher quality debt securities because these lower-rated debt securities are less secure financially and more sensitive to downturns in the economy. In addition, the secondary market for such securities may not be as liquid as that for more highly rated debt securities. As a result, a Portfolio's Adviser may find it more difficult to sell these securities or may have to sell them at lower prices.

You should understand that high yield securities are not generally meant for short-term investing. When a Portfolio invests in high yield securities it generally seeks to receive a correspondingly higher return to compensate it for the additional credit risk and market risk it has assumed.

FOREIGN INVESTMENT RISK

Investments in foreign securities involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject:

  . These risks may include the seizure by the government of company assets, excessive taxation, withholding taxes on dividends and interest, limitations on the use or transfer of portfolio assets, and political or social instability.

  . Enforcing legal rights may be difficult, costly and slow in foreign countries, and there may be special problems enforcing claims against foreign governments.

  . Foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there may be less public information about their operations.

  .  Foreign markets may be less liquid and more volatile than U.S. markets.

  . Foreign securities often trade in currencies other than the U.S. dollar, and a Portfolio may directly hold foreign currencies and purchase and sell foreign currencies. Changes in currency exchange rates will affect a Portfolio's net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of foreign securities. An increase in the strength of the U.S. dollar relative to these other currencies may cause the value of a Portfolio to decline. Certain foreign currencies may be particularly volatile, and foreign governments may intervene in the currency markets, causing a decline in value or liquidity of a Portfolio's foreign currency or securities holdings.

  . Costs of buying, selling and holding foreign securities, including brokerage, tax and custody costs, may be higher than those involved in domestic transactions.

MARKET CAPITALIZATION RISK

Stocks fall into three broad market capitalization categories--large, medium and small. Investing primarily in one category carries the risk that due to current market conditions that category may be out of favor. If valuations of large capitalization companies appear to be greatly out of proportion to the valuations of small or medium capitalization companies, investors may migrate to the stocks of small and mid-sized companies causing a Portfolio that invests in these companies to increase in value more rapidly than a Portfolio that invests in larger, fully-valued companies. Larger more established companies may also be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion. Investing in medium and small capitalization companies may be subject to special risks associated with narrower product lines, more limited financial resources, smaller management groups, and a more limited trading market for their stocks as compared with larger companies. Securities of smaller capitalization issuers may therefore be subject to greater price volatility and may decline more significantly in market downturns than securities of larger companies. In some cases, these companies may be relatively new issuers (I.E., those having continuous operating histories of less than three years) which carries other risks in addition to the risks of other medium and small capitalization companies. New issuers may be more speculative because such companies are relatively unseasoned. These companies will often be involved in the development or marketing of a new product with no established market, which could lead to significant losses.

INVESTMENT STYLE RISK

Different investment styles tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. A Portfolio may outperform or underperform other funds that employ a different investment style. A Portfolio may also employ a combination of styles that impact its risk characteristics. Examples of different investment styles include growth and value investing. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's growth of earnings potential. Also, since growth companies usually invest a high portion of earnings in their business, growth stocks may lack the dividends of some value stocks that can cushion stock prices in a falling market. Growth oriented funds will typically underperform when value investing is in favor. Value stocks are those which are undervalued in comparison to their peers due to adverse business developments or other factors. Value investing carries the risk that the market will not recognize a security's inherent value for a long time, or that a stock judged to be undervalued may actually be appropriately priced or overvalued. Value oriented funds will typically underperform when growth investing is in favor.

REAL ESTATE INVESTMENT RISK

Although the Portfolio will not invest in real estate directly, it may concentrate its assets in the real estate industry or may invest in securities related to the real estate industry, so your investment in the Portfolio will be closely linked to or may be impacted by the performance of the real estate markets. Property values may decrease due to increasing vacancies or declining rents resulting from unanticipated economic, legal, cultural or technological developments or because of overbuilding or lack of mortgage funds. The value of an individual property may also decline because of environmental liabilities or losses due to casualty or condemnation.

Because of this concentration in or potential exposure to the real estate industry, the value of the Portfolio's shares may change at different rates compared to the value of shares of a mutual fund with investments in a mix of different industries.

The Portfolio may at times be more concentrated in particular sub-sectors of the real estate business--e.g. apartments, retail, hotels, offices, industrial, health care, etc. As such, its performance would be especially sensitive to developments that significantly affected those businesses.

In addition, Equity REITs may be affected by changes in the value of the underlying property they own, while Mortgage REITs may be affected by the quality of any credit they extend. Equity and Mortgage REITs are dependent upon management skills and are subject to heavy cash flow dependency, defaults by borrowers, self-liquidation and the possibility of failing to qualify for tax-free pass through of income under the Internal Revenue Code of 1986, and to maintain exemption from the Investment Company Act of 1940, as amended (the "1940 Act"). In the event an issuer of debt securities collateralized by real estate defaults, it is conceivable that the REIT could end up holding the underlying real estate.

ADDITIONAL INVESTMENT STRATEGIES


In addition to the principal investment strategies discussed in each individual Portfolio's Investment Summary, a Portfolio (or the Underlying Portfolio in the case of Met/Franklin Templeton Founding Strategy Portfolio), as indicated in the chart below, may at times invest a portion of its assets in the investment strategies and may engage in certain investment techniques as described below. The SAI provides a more detailed discussion of certain of these and other securities and indicates if a Portfolio is subject to any limitations with respect to a particular investment strategy. These strategies and techniques may involve risks. ALTHOUGH A PORTFOLIO THAT IS NOT IDENTIFIED BELOW IN CONNECTION WITH A PARTICULAR STRATEGY OR TECHNIQUE GENERALLY HAS THE ABILITY TO ENGAGE IN SUCH A TRANSACTION, ITS ADVISER OR THE UNDERLYING PORTFOLIO'S ADVISER IN THE CASE OF MET/FRANKLIN TEMPLETON FOUNDING STRATEGY PORTFOLIO CURRENTLY INTENDS TO INVEST LITTLE, IF ANY, OF THE PORTFOLIO'S ASSETS IN THAT STRATEGY OR TECHNIQUE. (PLEASE NOTE THAT SOME OF THESE STRATEGIES MAY BE A PRINCIPAL INVESTMENT STRATEGY FOR A PARTICULAR PORTFOLIO AND CONSEQUENTLY ARE ALSO DESCRIBED IN THAT PORTFOLIO'S INVESTMENT SUMMARY.) The Portfolios (or Underlying Portfolios in the case of the Met/Franklin Templeton Founding Strategy Portfolio) are not limited by this discussion and may invest in other types of securities not precluded by the policies discussed elsewhere in this Prospectus.

                                                                            CLARION                        MET/
                                                                  MET/AIM   GLOBAL    DREMAN     MET/    FRANKLIN
                                                                 SMALL CAP   REAL    SMALL CAP FRANKLIN   MUTUAL
                                                                  GROWTH    ESTATE     VALUE    INCOME    SHARES
                                                                 PORTFOLIO PORTFOLIO PORTFOLIO PORTFOLIO PORTFOLIO
BRADY BONDS
------------------------------------------------------------------------------------------------------------------
COLLATERALIZED MORTGAGE OBLIGATIONS
------------------------------------------------------------------------------------------------------------------
CONVERTIBLE SECURITIES                                               X         X         X         X         X
------------------------------------------------------------------------------------------------------------------
DEPOSITARY RECEIPTS                                                  X                             X         X
------------------------------------------------------------------------------------------------------------------
DERIVATIVES:
OPTIONS                                                              X                   X         X         X
FUTURES                                                              X                   X                   X
------------------------------------------------------------------------------------------------------------------
DIRECT PARTICIPATION IN CORPORATE LOANS                                                            X         X
------------------------------------------------------------------------------------------------------------------
DOLLAR ROLL TRANSACTIONS
------------------------------------------------------------------------------------------------------------------
FOREIGN CURRENCY TRANSACTIONS                                                  X                             X
------------------------------------------------------------------------------------------------------------------
FOREIGN DEBT SECURITIES
------------------------------------------------------------------------------------------------------------------
FOREIGN EQUITY SECURITIES                                            X                   X
------------------------------------------------------------------------------------------------------------------
FORWARD COMMITMENTS, WHEN-ISSUED AND DELAYED DELIVERY
SECURITIES
------------------------------------------------------------------------------------------------------------------
HIGH QUALITY SHORT-TERM DEBT OBLIGATIONS INCLUDING BANKERS'
ACCEPTANCES, COMMERCIAL PAPER AND CERTIFICATES OF DEPOSIT ISSUED
OR GUARANTEED BY BANK HOLDING COMPANIES IN THE U.S., THEIR
SUBSIDIARIES AND FOREIGN BRANCHES OR OF THE WORLD BANK; VARIABLE
AMOUNT MASTER DEMAND NOTES AND VARIABLE RATE NOTES ISSUED BY
U.S. AND FOREIGN CORPORATIONS                                        X                                       X
------------------------------------------------------------------------------------------------------------------
HIGH YIELD/HIGH RISK DEBT SECURITIES                                                     X         X         X
------------------------------------------------------------------------------------------------------------------
HYBRID INSTRUMENTS
------------------------------------------------------------------------------------------------------------------
ILLIQUID AND RESTRICTED SECURITIES                                             X                   X         X
------------------------------------------------------------------------------------------------------------------
INDEXED SECURITIES
------------------------------------------------------------------------------------------------------------------
INTEREST RATE TRANSACTIONS
------------------------------------------------------------------------------------------------------------------
INVESTMENT GRADE DEBT SECURITIES                                                         X
------------------------------------------------------------------------------------------------------------------
INVESTMENTS IN OTHER INVESTMENT COMPANIES INCLUDING PASSIVE
FOREIGN INVESTMENT COMPANIES                                                                                 X
------------------------------------------------------------------------------------------------------------------
MORTGAGE-BACKED SECURITIES, INCLUDING GNMA CERTIFICATES,
MORTGAGE-BACKED BONDS                                                                              X
------------------------------------------------------------------------------------------------------------------
MUNICIPAL SECURITIES
------------------------------------------------------------------------------------------------------------------
NON-MORTGAGE ASSET-BACKED SECURITIES                                                               X
------------------------------------------------------------------------------------------------------------------
PIK (PAY-IN-KIND) DEBT SECURITIES AND ZERO-COUPON BONDS                                            X
------------------------------------------------------------------------------------------------------------------
PREFERRED STOCKS                                                     X         X
------------------------------------------------------------------------------------------------------------------
REAL ESTATE INVESTMENT TRUSTS                                        X         X         X         X         X
------------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS
------------------------------------------------------------------------------------------------------------------
REVERSE REPURCHASE AGREEMENTS
------------------------------------------------------------------------------------------------------------------
RIGHTS AND WARRANTS                                                            X                             X
------------------------------------------------------------------------------------------------------------------
SECURITIES LOANS                                                     X                   X
------------------------------------------------------------------------------------------------------------------
SHORT SALES (AGAINST THE BOX)
------------------------------------------------------------------------------------------------------------------
STRUCTURED NOTES                                                                                   X
------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT SECURITIES                                           X                   X         X         X
------------------------------------------------------------------------------------------------------------------

                                                                                                   LEGG
                                                                                                  MASON      LEGG
                                                                 HARRIS                          PARTNERS    MASON
                                                                 OAKMARK      JANUS    LAZARD   AGGRESSIVE   VALUE
                                                              INTERNATIONAL   FORTY    MID CAP    GROWTH    EQUITY
                                                                PORTFOLIO   PORTFOLIO PORTFOLIO PORTFOLIO  PORTFOLIO
BRADY BONDS
--------------------------------------------------------------------------------------------------------------------
COLLATERALIZED MORTGAGE OBLIGATIONS
--------------------------------------------------------------------------------------------------------------------
CONVERTIBLE SECURITIES                                                                    X         X          X
--------------------------------------------------------------------------------------------------------------------
DEPOSITARY RECEIPTS                                                 X                     X         X          X
--------------------------------------------------------------------------------------------------------------------
DERIVATIVES:
OPTIONS                                                                         X         X         X
FUTURES                                                                         X         X
--------------------------------------------------------------------------------------------------------------------
DIRECT PARTICIPATION IN CORPORATE LOANS
--------------------------------------------------------------------------------------------------------------------
DOLLAR ROLL TRANSACTIONS                                            X
--------------------------------------------------------------------------------------------------------------------
FOREIGN CURRENCY TRANSACTIONS                                       X           X                   X
--------------------------------------------------------------------------------------------------------------------
FOREIGN DEBT SECURITIES                                                         X                   X
--------------------------------------------------------------------------------------------------------------------
FOREIGN EQUITY SECURITIES                                           X           X         X         X
--------------------------------------------------------------------------------------------------------------------
FORWARD COMMITMENTS, WHEN-ISSUED AND DELAYED DELIVERY
SECURITIES                                                                                          X
--------------------------------------------------------------------------------------------------------------------
HIGH QUALITY SHORT-TERM DEBT OBLIGATIONS INCLUDING BANKERS'
ACCEPTANCES, COMMERCIAL PAPER AND CERTIFICATES OF DEPOSIT
ISSUED OR GUARANTEED BY BANK HOLDING COMPANIES IN THE U.S.,
THEIR SUBSIDIARIES AND FOREIGN BRANCHES OR OF THE WORLD BANK;
VARIABLE AMOUNT MASTER DEMAND NOTES AND VARIABLE RATE
NOTES ISSUED BY U.S. AND FOREIGN CORPORATIONS                                   X         X         X
--------------------------------------------------------------------------------------------------------------------
HIGH YIELD/HIGH RISK DEBT SECURITIES                                            X                   X          X
--------------------------------------------------------------------------------------------------------------------
HYBRID INSTRUMENTS                                                              X                   X
--------------------------------------------------------------------------------------------------------------------
ILLIQUID AND RESTRICTED SECURITIES                                                                  X
--------------------------------------------------------------------------------------------------------------------
INDEXED SECURITIES                                                                                  X
--------------------------------------------------------------------------------------------------------------------
INTEREST RATE TRANSACTIONS
--------------------------------------------------------------------------------------------------------------------
INVESTMENT GRADE DEBT SECURITIES                                                X                   X          X
--------------------------------------------------------------------------------------------------------------------
INVESTMENTS IN OTHER INVESTMENT COMPANIES INCLUDING PASSIVE
FOREIGN INVESTMENT COMPANIES                                        X                               X
--------------------------------------------------------------------------------------------------------------------
MORTGAGE-BACKED SECURITIES, INCLUDING GNMA CERTIFICATES,
MORTGAGE-BACKED BONDS                                                           X
--------------------------------------------------------------------------------------------------------------------
MUNICIPAL SECURITIES
--------------------------------------------------------------------------------------------------------------------
NON-MORTGAGE ASSET-BACKED SECURITIES
--------------------------------------------------------------------------------------------------------------------
PIK (PAY-IN-KIND) DEBT SECURITIES AND ZERO-COUPON BONDS                                             X
--------------------------------------------------------------------------------------------------------------------
PREFERRED STOCKS                                                                X         X         X          X
--------------------------------------------------------------------------------------------------------------------
REAL ESTATE INVESTMENT TRUSTS                                                   X         X         X          X
--------------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS                                               X
--------------------------------------------------------------------------------------------------------------------
REVERSE REPURCHASE AGREEMENTS
--------------------------------------------------------------------------------------------------------------------
RIGHTS AND WARRANTS                                                 X           X                   X
--------------------------------------------------------------------------------------------------------------------
SECURITIES LOANS                                                    X           X         X         X
--------------------------------------------------------------------------------------------------------------------
SHORT SALES (AGAINST THE BOX)
--------------------------------------------------------------------------------------------------------------------
STRUCTURED NOTES
--------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT SECURITIES                                          X           X         X         X
--------------------------------------------------------------------------------------------------------------------

                                                        LORD                    PIMCO                          VAN
                                                       ABBETT      MFS(R)     INFLATION   PIMCO     MET/     KAMPEN
                                                        BOND      RESEARCH    PROTECTED   TOTAL   TEMPLETON  MID CAP
                                                      DEBENTURE INTERNATIONAL   BOND     RETURN    GROWTH    GROWTH
                                                      PORTFOLIO   PORTFOLIO   PORTFOLIO PORTFOLIO PORTFOLIO PORTFOLIO
BRADY BONDS                                                                       X         X
---------------------------------------------------------------------------------------------------------------------
COLLATERALIZED MORTGAGE OBLIGATIONS                       X                       X         X
---------------------------------------------------------------------------------------------------------------------
CONVERTIBLE SECURITIES                                    X           X           X         X         X         X
---------------------------------------------------------------------------------------------------------------------
DEPOSITARY RECEIPTS                                       X           X           X         X         X         X
---------------------------------------------------------------------------------------------------------------------
DERIVATIVES:
OPTIONS                                                               X           X         X         X         X
FUTURES                                                               X           X         X         X         X
---------------------------------------------------------------------------------------------------------------------
DIRECT PARTICIPATION IN CORPORATE LOANS                   X                       X         X
---------------------------------------------------------------------------------------------------------------------
DOLLAR ROLL TRANSACTIONS                                                          X         X
---------------------------------------------------------------------------------------------------------------------
FOREIGN CURRENCY TRANSACTIONS                                         X           X         X         X         X
---------------------------------------------------------------------------------------------------------------------
FOREIGN DEBT SECURITIES                                   X           X           X         X
---------------------------------------------------------------------------------------------------------------------
FOREIGN EQUITY SECURITIES                                 X           X                                         X
---------------------------------------------------------------------------------------------------------------------
FORWARD COMMITMENTS, WHEN-ISSUED AND DELAYED
DELIVERY SECURITIES                                       X           X           X         X                   X
---------------------------------------------------------------------------------------------------------------------
HIGH QUALITY SHORT-TERM DEBT OBLIGATIONS INCLUDING
BANKERS' ACCEPTANCES, COMMERCIAL PAPER AND
CERTIFICATES OF DEPOSIT ISSUED OR GUARANTEED BY BANK
HOLDING COMPANIES IN THE U.S., THEIR SUBSIDIARIES AND
FOREIGN BRANCHES OR OF THE WORLD BANK; VARIABLE
AMOUNT MASTER DEMAND NOTES AND VARIABLE RATE
NOTES ISSUED BY U.S. AND FOREIGN CORPORATIONS             X           X           X         X         X
---------------------------------------------------------------------------------------------------------------------
HIGH YIELD/HIGH RISK DEBT SECURITIES                      X                       X         X
---------------------------------------------------------------------------------------------------------------------
HYBRID INSTRUMENTS                                                                X         X
---------------------------------------------------------------------------------------------------------------------
ILLIQUID AND RESTRICTED SECURITIES                                    X           X         X         X
---------------------------------------------------------------------------------------------------------------------
INDEXED SECURITIES                                                    X           X         X
---------------------------------------------------------------------------------------------------------------------
INTEREST RATE TRANSACTIONS                                                        X         X
---------------------------------------------------------------------------------------------------------------------
INVESTMENT GRADE DEBT SECURITIES                          X           X           X         X
---------------------------------------------------------------------------------------------------------------------
INVESTMENTS IN OTHER INVESTMENT COMPANIES INCLUDING
PASSIVE FOREIGN INVESTMENT COMPANIES                                  X           X         X                   X
---------------------------------------------------------------------------------------------------------------------
MORTGAGE-BACKED SECURITIES, INCLUDING GNMA
CERTIFICATES, MORTGAGE-BACKED BONDS                       X           X           X         X
---------------------------------------------------------------------------------------------------------------------
MUNICIPAL SECURITIES                                                              X         X
---------------------------------------------------------------------------------------------------------------------
NON-MORTGAGE ASSET-BACKED SECURITIES                                              X         X
---------------------------------------------------------------------------------------------------------------------
PIK (PAY-IN-KIND) DEBT SECURITIES AND ZERO-COUPON
BONDS                                                     X                       X         X
---------------------------------------------------------------------------------------------------------------------
PREFERRED STOCKS                                          X           X           X         X                   X
---------------------------------------------------------------------------------------------------------------------
REAL ESTATE INVESTMENT TRUSTS                                         X           X         X         X         X
---------------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS                                     X                       X         X                   X
---------------------------------------------------------------------------------------------------------------------
REVERSE REPURCHASE AGREEMENTS                             X                       X         X                   X
---------------------------------------------------------------------------------------------------------------------
RIGHTS AND WARRANTS                                       X           X                               X         X
---------------------------------------------------------------------------------------------------------------------
SECURITIES LOANS                                          X           X           X         X         X         X
---------------------------------------------------------------------------------------------------------------------
SHORT SALES (AGAINST THE BOX)                                         X           X         X
---------------------------------------------------------------------------------------------------------------------
STRUCTURED NOTES                                                                  X         X         X
---------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT SECURITIES                                X           X           X         X         X
---------------------------------------------------------------------------------------------------------------------

BRADY BONDS. Brady Bonds are collateralized or uncollateralized fixed income securities created through the exchange of existing commercial bank loans to public and private entities in certain emerging markets for new bonds in connection with debt restructurings. Brady Bonds have been issued only in the last decade and, accordingly do not have a long payment history. These securities are subject to credit risk and interest rate risk.

COLLATERALIZED MORTGAGE OBLIGATIONS (CMOS). CMOs are fixed income securities secured by mortgage loans and other mortgage-backed securities and are generally considered to be derivatives. CMOs may be issued or guaranteed by the U.S. Government or its agencies or instrumentalities or collateralized by a portfolio of mortgages or mortgage-related securities guaranteed by such an agency or instrumentality or may be non-U.S. Government guaranteed.

CMOs carry general fixed income securities risks, such as credit risk and interest rate risk, and risks associated with mortgage-backed securities, including prepayment risk, which is the risk that the underlying mortgages or other debt may be refinanced or paid off prior to their maturities during periods of declining interest rates. In that case, an Adviser may have to reinvest the proceeds from the securities at a lower rate. Potential market gains on a security subject to prepayment risk may be more limited than potential market gains on a comparable security that is not subject to prepayment risk.

CONVERTIBLE SECURITIES. Convertible securities are preferred stocks or bonds that pay a fixed dividend or interest payment and are convertible into common stock at a specified price or conversion ratio.

Traditionally, convertible securities have paid dividends or interest rates higher than common stocks but lower than nonconvertible securities. They generally participate in the appreciation or depreciation of the underlying stock into which they are convertible, but to a lesser degree. These securities are also subject to market risk, interest rate risk and credit risk.

DEPOSITARY RECEIPTS. Depositary receipts are receipts for shares of a foreign-based corporation that entitle the holder to dividends and capital gains on the underlying security. Receipts include those issued by domestic banks (American Depositary Receipts), foreign banks (Global or European Depositary Receipts), and broker-dealers (depositary shares).

These instruments are subject to market risk and foreign investment risk.

DERIVATIVES. Derivatives are used to limit risk in a Portfolio or to enhance investment return, and have a return tied to a formula based upon an interest rate, index, price of a security, or other measurement. Derivatives include options, futures, forward contracts and related products.

Options are the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price.

Futures are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date.

Forward contracts are contracts to purchase or sell a specified amount of a financial instrument for an agreed upon price at a specified time.

Derivatives may be used to hedge against an opposite position that a Portfolio holds. Any loss generated by the derivatives should be offset by gains in the hedged investment. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains or result in losses or missed opportunities. In addition, derivatives that are used for hedging the Portfolio in specific securities may not fully offset the underlying positions. The counterparty to a derivatives contract also could default. Derivatives that involve leverage could magnify losses.

Derivatives may also be used to maintain a Portfolio's exposure to the market, manage cash flows or to attempt to increase income. Using derivatives for purposes other than hedging is speculative and involves greater risks. In many foreign countries, futures and options markets do not exist or are not sufficiently developed to be effectively used by a Portfolio that invests in foreign securities.

DIRECT PARTICIPATION IN CORPORATE LOANS. By purchasing a loan, the Portfolio acquires some or all of the interest of a bank or other lending institution in a loan to a corporate borrower. Many such loans are secured, and most impose restrictive covenants which must be met by the borrower. These loans are made generally to finance internal growth, mergers, acquisitions, stock repurchases, leveraged buy-outs and other corporate activities. Such loans may be in default at the time of purchase. The Portfolio may also purchase trade or other claims against companies, which generally represent money owed by the company to a supplier of goods or services. These claims may also be purchased at a time when the company is in default. Certain of the loans acquired by a Portfolio may involve revolving credit facilities or other standby financing commitments which obligate the Portfolio to pay additional cash on a certain date or on demand.

The highly leveraged nature of many such loans may make such loans especially vulnerable to adverse changes in economic or market conditions. Loans and other direct investments may not be in the form of securities or may be subject to restrictions on transfer, and only limited opportunities may exist to resell such instruments. As a result, the Portfolio may be unable to sell such investments at an opportune time or may have to resell them at less than fair market value.

DOLLAR ROLL TRANSACTIONS. Mortgage dollar rolls are transactions in which the Portfolio sells securities for delivery in the current month and simultaneously contracts with the same counter-party to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date. During the roll period, the Portfolio loses the right to receive principal (including prepayments of principal) and interest paid on the securities sold. However, the Portfolio would benefit to the extent of any difference between the price received for the securities sold and the lower forward price for the future purchase (often referred to as the "drop") or fee income plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. Unless such benefits exceed the income, capital appreciation and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of the Portfolio compared with what such performance would have been without the use of mortgage dollar rolls. Accordingly, the benefits derived from the use of mortgage dollar rolls depend upon the Adviser's ability to manage mortgage prepayments. There is no assurance that mortgage dollar rolls can be successfully employed. All cash proceeds will be invested in instruments that are permissible investments for the Portfolio. The Portfolio will maintain until the settlement date the segregation, either on the records of the Adviser or with the Trust's custodian, of cash or other liquid securities in an amount equal to the forward purchase price.

FOREIGN CURRENCY TRANSACTIONS. Foreign currency transactions are entered into for the purpose of hedging against foreign exchange risk arising from the Portfolio's investment or anticipated investment in securities denominated in foreign currencies. The Portfolio also may enter into these contracts for purposes of increasing exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. Foreign currency transactions include the purchase of foreign currency on a spot (or cash) basis, contracts to purchase or sell foreign currencies at a future date (forward contracts), the purchase and sale of foreign currency futures contracts, and the purchase of exchange traded and over-the-counter call and put options on foreign currency futures contracts and on foreign currencies.

These hedging transactions do not eliminate fluctuations in the underlying prices of the securities which the Portfolio owns or intends to purchase or sell. They simply establish a rate of exchange which can be achieved at some future point in time.

Foreign currency exchange rates may fluctuate significantly over short periods of time. A forward foreign currency exchange contract reduces the Portfolio's exposure to changes in the value of the currency it will deliver and increases its exposure to changes in the value of the currency it will exchange into. Contracts to sell foreign currency will limit any potential gain which might be realized by the Portfolio if the value of the hedged currency increases. In the case of forward contracts entered into for the purpose of increasing return, the Portfolio may sustain losses which will reduce its gross income. Forward foreign currency exchange contracts also involve the risk that the party with which the Portfolio enters the contract may fail to perform its obligations to the Portfolio. The purchase and sale of foreign currency futures contracts and the purchase of call and put options on foreign currency futures contracts and on foreign currencies involve certain risks associated with derivatives.

FOREIGN DEBT SECURITIES. Foreign debt securities are issued by foreign corporations and governments. They may include Eurodollar obligations and Yankee bonds.

Foreign debt securities are subject to foreign investment risk, credit risk and interest rate risk. Securities in developing countries are also subject to the additional risks associated with emerging markets.

FOREIGN EQUITY SECURITIES. Foreign equity securities are subject to foreign investment risk in addition to the risks applicable to domestic equity securities, such as market risk.

FORWARD COMMITMENTS, WHEN-ISSUED AND DELAYED DELIVERY SECURITIES. Forward commitments, when-issued and delayed delivery securities generally involve the purchase of a security with payment and delivery at some time in the future--I.E., beyond normal settlement. The Portfolios do not earn interest on such securities until settlement and bear the risk of market value fluctuations in between the purchase and settlement dates. New issues of stocks and bonds, private placements and U.S. Government securities may be sold in this manner.

HIGH QUALITY SHORT-TERM DEBT OBLIGATIONS, INCLUDING BANKERS' ACCEPTANCES, COMMERCIAL PAPER AND CERTIFICATES OF DEPOSIT ISSUED OR GUARANTEED BY BANK HOLDING COMPANIES IN THE U.S., THEIR SUBSIDIARIES AND FOREIGN BRANCHES OR OF THE WORLD BANK; VARIABLE AMOUNT MASTER DEMAND NOTES AND VARIABLE RATE NOTES ISSUED BY U.S. AND FOREIGN CORPORATIONS.

Commercial paper is a short-term debt obligation with a maturity ranging from one to 270 days issued by banks, corporations, and other borrowers to investors seeking to invest idle cash.

Variable amount master demand notes differ from ordinary commercial paper in that they are issued pursuant to a written agreement between the issuer and the holder, their amounts may be increased from time to time by the holder (subject to an agreed maximum) or decreased by the holder or the issuer, they are payable on demand, the rate of interest payable on them varies with an agreed formula and they are typically not rated by a rating agency. Transfer of such notes is usually restricted by the issuer, and there is no secondary trading market for them. Any variable amount master demand note purchased by a Portfolio will be regarded as an illiquid security.

These instruments are subject to credit risk, interest rate risk and foreign investment risk.

HIGH YIELD/HIGH RISK DEBT SECURITIES. High yield/high risk debt securities are securities that are rated below investment grade by the primary rating agencies (e.g., BB or lower by S&P and Ba or lower by Moody's). Other terms commonly used to describe such securities include "lower rated bonds," "noninvestment grade bonds," and "junk bonds."

High yield/high risk debt securities are subject to high yield debt security risk as described in "Primary Risks of Investing in the Portfolios" above.

HYBRID INSTRUMENTS. Hybrid instruments are a form of a derivative and combine the elements of futures contracts or options with those of debt, preferred equity or a depositary instrument. They are often indexed to the price of a commodity, particular currency, or a domestic or foreign debt or equity security index. Examples of hybrid instruments include debt instruments with interest or principal payments or redemption terms determined by reference to the value of a currency or commodity or securities index at a future point in time or preferred stock with dividend rates determined by reference to the value of a currency.

Hybrids may bear interest or pay dividends at below market (or even relatively nominal) rates. Under certain conditions, the redemption value of the instrument could be zero. Hybrids can have volatile prices and limited liquidity and their use by the Portfolio may not be successful.

ILLIQUID AND RESTRICTED SECURITIES. Each Portfolio may invest a portion of its assets in restricted and illiquid securities, which are investments that the Portfolio cannot easily resell within seven days at current value or that have contractual or legal restriction on resale. Restricted securities include those which are not registered under the Securities Act of 1933, as amended (the "1933 Act"), and are purchased directly from the issuer or in the secondary market (private placements).

If the Portfolio buys restricted or illiquid securities it may be unable to quickly resell them or may be able to sell them only at a price below current value or could have difficulty valuing these holdings precisely.

In recent years, however, a large institutional market has developed for certain securities that are not registered under the 1933 Act, including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

INDEXED SECURITIES. A Portfolio may invest in indexed securities whose value is linked to foreign currencies, interest rates, commodities, indices or other financial indicators. Most indexed securities are short to intermediate term fixed income securities whose values at maturity (I.E., principal value) or interest rates rise or fall according to changes in the value of one or more specified underlying instruments. Indexed securities may be positively or negatively indexed (I.E., their principal value or interest rates may increase or decrease if the underlying instrument appreciates), and may have return characteristics similar to direct investments in the underlying instrument or to one or more options on the underlying instrument. Indexed securities may be more volatile than the underlying instrument itself and could involve the loss of all or a portion of the principal amount of, or interest on, the instrument.

INTEREST RATE TRANSACTIONS. Interest rate transactions are hedging transactions such as interest rate swaps and the purchase or sale of interest rate caps and floors. They are used by a Portfolio in an attempt to protect the value of its investments from interest rate fluctuations. Interest rate swaps involve the exchange by the Portfolio with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate floor. The Adviser to the Portfolio enters into these transactions on behalf of the Portfolio primarily to preserve a return or spread on a particular investment or portion of its portfolio or to protect against any increase in the price of securities the Portfolio anticipates purchasing at a later date. The Portfolio will not sell interest rate caps or floors that it does not own.

There is the risk that the Adviser may incorrectly predict the direction of interest rates resulting in losses to the Portfolio.

INVESTMENT GRADE DEBT SECURITIES. Investment grade debt securities are securities rated in one of the four highest rating categories by S&P, Moody's or other nationally recognized rating agency. These securities are subject to interest rate risk and credit risk. Securities rated in the fourth investment category by a nationally recognized rating agency (e.g., BBB by S&P and Baa by Moody's) may have speculative characteristics.

INVESTMENTS IN OTHER INVESTMENT COMPANIES, INCLUDING PASSIVE FOREIGN INVESTMENT COMPANIES. When the Portfolio invests in another investment company, it must bear the management and other fees of the investment company, in addition to its own expenses. As a result, the Portfolio may be exposed to duplicate expenses which could lower its value. Investments in passive foreign investment companies also are subject to foreign investment risk.

Passive foreign investment companies are any foreign corporations which generate certain amounts of passive income or hold certain amounts of assets for the production of passive income. Passive income includes dividends, royalties, rent, and annuities.

MORTGAGE-BACKED SECURITIES, INCLUDING GNMA CERTIFICATES, MORTGAGE-BACKED BONDS AND STRIPPED MORTGAGE-BACKED SECURITIES. Mortgage-backed securities include securities backed by Ginnie Mae and Fannie Mae as well as by private issuers. These securities represent collections (pools) of commercial and residential mortgages. These securities are generally pass-through securities, which means that principal and interest payments on the underlying securities (less servicing fees) are passed through to shareholders on a pro rata basis.

These securities carry general fixed income security risks, such as credit risk and interest rate risk, as well as prepayment risk.

MUNICIPAL SECURITIES. Municipal securities are debt obligations issued by local, state and regional governments that provide interest income that is exempt from federal income tax. These securities are subject to interest rate risk and credit risk.

NON-MORTGAGE ASSET-BACKED SECURITIES. Non-mortgage asset-backed securities include equipment trust certificates and interests in pools of receivables, such as motor vehicle installment purchase obligations and credit card receivables. Such securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in the underlying pools of assets. This means that principal and interest payments on the underlying securities (less servicing fees) are passed through to shareholders on a pro rata basis.

The value of some asset-backed securities may be particularly sensitive to changes in prevailing interest rates, and like other fixed income investments, the ability of the Portfolio to successfully use these instruments may depend in part upon the ability of an Adviser to forecast interest rates and other economic factors correctly.

PIK (PAY-IN-KIND) DEBT SECURITIES AND ZERO-COUPON BONDS. PIK debt securities are debt obligations which provide that the issuer may, at its option, pay interest on such bonds in cash or in the form of additional debt obligations. Such investments benefit the issuer by mitigating its need for cash to meet debt service, but also require a higher rate of return to attract investors who are willing to defer receipt of such cash.

Zero-coupon bonds are bonds that provide for no current interest payment and are sold at a discount. These investments pay no interest in cash to its holder during its life and usually trade at a deep discount from their face or par value. These investments may experience greater volatility in market value due to changes in interest rates than debt obligations which make regular payments of interest. The Portfolio will accrue income on such investments for tax accounting purposes, as required, which is distributable to shareholders and which, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities to satisfy the Portfolio's distribution obligations.

These securities are subject to credit risk and interest rate risk.

PREFERRED STOCKS. Preferred stocks are equity securities that generally pay dividends at a specified rate and have preference over common stock in the payment of dividends and liquidation. Preferred stock generally does not carry voting rights.

Preferred stocks are subject to market risk. In addition, because preferred stocks pay fixed dividends, an increase in interest rates may cause the price of a preferred stock to fall.


REAL ESTATE INVESTMENT TRUSTS. REITs are entities which invest in commercial and other real estate properties. Risks associated with investments in securities of companies in the real estate industry include: decline in the value of real estate; risks related to general and local economic conditions; overbuilding and increased competition; increases in property taxes and operating expenses; changes in zoning laws; casualty or condemnation losses; variations in rental income; changes in neighborhood values; the appeal of properties to tenants; and increases in interest rates. In addition, equity REITs may be affected by changes in the values of the underlying property owned by the trusts, while mortgage REITs may be affected by the quality of credit extended. REITs are dependent upon management skills, may not be diversified and are subject to the risks of financing projects. Such REITs are also subject to heavy cash flow dependency, defaults by borrowers, self liquidation and the possibility of failing to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended (the "Code"), and to maintain exemption from the 1940 Act. In the event an issuer of debt securities collateralized by real estate defaults, it is conceivable that the REITs could end up holding the underlying real estate. The Portfolio, as a shareholder of a REIT, bears a portion of the REIT's annual operating expenses.


REPURCHASE AGREEMENTS. Repurchase agreements involve the purchase of a security by a Portfolio and a simultaneous agreement by the seller (generally a bank or dealer) to repurchase the security from the Portfolio at a specified date or upon demand. This technique offers a method of earning income on idle cash.

Repurchase agreements involve credit risk, I.E., the risk that the seller will fail to repurchase the security, as agreed. In that case, the Portfolio will bear the risk of market value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security.

REVERSE REPURCHASE AGREEMENTS.   Reverse repurchase agreements involve the sale
of a security by a Portfolio to another party (generally a bank or dealer) in return for cash and an agreement by the Portfolio to buy the security back at a specified price and time.

Reverse repurchase agreements will be used primarily to provide cash to satisfy unusually high redemption requests or for other temporary or emergency purposes. Reverse repurchase agreements are considered a form of borrowing by the Portfolio and, therefore, are a form of leverage. Leverage may cause any gains or losses of the Portfolio to be magnified.

RIGHTS AND WARRANTS.   Warrants basically are options to purchase equity
securities at specific prices valid for a specific period of time. Their prices do not necessarily move parallel to the prices of the underlying securities. Rights are similar to warrants, but normally have a short duration and are distributed directly by the issuer to its shareholders. Rights and warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer. These investments carry the risk that they may be worthless to the Portfolio at the time it may exercise its rights, due to the fact that the underlying securities have a market value less than the exercise price. Warrants also include Low Exercise Price Call Warrants or other structured securities for the purpose of gaining exposure to stocks in difficult to access foreign local markets.

SECURITIES LOANS. For purposes of realizing additional income, a Portfolio may lend securities to broker-dealers or institutional investors approved by the Board of Trustees of the Trust. All securities loans will be made pursuant to agreement requiring the loans to be continuously secured by collateral in cash or high grade debt obligations at least equal at all times to the market value of the loaned securities. The borrower pays to the Portfolio an amount equal to any dividends or interest received on loaned securities. The Portfolio retains all or a portion of the interest received on investment of cash collected or receives a fee from the borrower.

The risk in lending portfolio securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral, or in the recovery of the securities or possible loss of rights in their collateral should the borrower fail financially.

SHORT SALES. Short sales are sales of securities that the seller does not own. The seller must borrow the securities to make delivery to the buyer. A short sale may be uncollateralized or against-the-box. A short sale is "against-the-box" if at all times when the short position is open, the seller owns an equal amount of the securities sold short or securities convertible into, or exchanged without further consideration for, securities of the same issue as the securities sold short.

The price of securities purchased to replace borrowed securities sold short may be greater than proceeds received in the short sale resulting in a loss to the Portfolio.

STRUCTURED NOTES. A form of hybrid investment, structured notes are derivatives on which the amount of principal repayment and/or interest payments is based upon the movement of one or more factors. Structured notes are interests in entities organized and operated for the purpose of restructuring the investment characteristics of debt obligations. Structured notes are typically sold in private placement transactions, and there currently is no active trading market for structured notes.

Structured notes are also subject to credit risk and interest rate risk and can have volatile prices.

U.S. GOVERNMENT SECURITIES. U.S. Government securities include direct obligations of the U.S. Government that are supported by its full faith and credit, like Treasury bills and GNMA certificates. Treasury bills have initial maturities of less than one year, Treasury notes have initial maturities of one to ten years and Treasury bonds may be issued with any maturity but generally have maturities of at least ten years. U.S. Government securities also include indirect obligations of the U.S. Government that are issued by federal agencies and government-sponsored entities, like bonds and notes issued by the Federal Home Loan Bank and Fannie Mae. Unlike Treasury securities, agency securities generally are not backed by the full faith and credit of the U.S. Government. Some agency securities are supported by the right of the issuer to borrow from the Treasury, others are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations and others are supported only by the credit of the sponsoring agency.

U.S. Government securities are subject to interest rate risk. Credit risk is remote.

DEFENSIVE INVESTMENTS


Under adverse market or economic conditions, a Portfolio could invest for temporary defensive purposes some or all of its assets in money market securities or utilize other investment strategies that may be inconsistent with a Portfolio's principal investment strategy. Temporary defensive instruments generally include U.S. government securities, bank time deposits denominated in the currency of any major nation, commercial paper and repurchase agreements. The Adviser may also invest in these types of securities or hold cash while looking for suitable investment opportunities or to maintain liquidity. Although a Portfolio would employ these measures only in seeking to avoid losses, they could reduce the benefit from an upswing in the market or prevent the Portfolio from meeting its investment objective.


PORTFOLIO TURNOVER


The Portfolios' Advisers will sell a security when they believe it is appropriate to do so, regardless of how long a Portfolio has owned that security. Buying and selling securities generally involves some expense to a Portfolio, such as commissions paid to brokers and other transaction costs. Generally speaking, the higher a Portfolio's annual portfolio turnover rate, the greater its brokerage costs. Increased brokerage costs may adversely affect a Portfolio's performance. The Portfolios, with the exception of PIMCO Inflation Protected Bond Portfolio, PIMCO Total Return Portfolio and Van Kampen Mid Cap Growth Portfolio, generally intend to purchase securities for long-term investment and therefore will have a relatively low turnover rate. Annual turnover rate of 100% or more is considered high and will result in increased costs to the Portfolios. PIMCO Inflation Protected Bond Portfolio, PIMCO Total Return Portfolio and Van Kampen Mid Cap Growth Portfolio generally will have annual turnover rates of 100% or more.


DOWNGRADES IN FIXED INCOME DEBT SECURITIES

Unless required by applicable law, the Portfolios are not required to sell or dispose of any debt security that either loses its rating or has its rating reduced after a Portfolio purchases the security.

MANAGEMENT

The Trust's Board of Trustees is responsible for managing the business affairs of the Trust. The Trustees meet periodically to review the affairs of the Trust and to establish certain guidelines which the Manager and Advisers are expected to follow in implementing the investment policies and objectives of the Trust. The Trustees also review the management of the Portfolios' assets by the Advisers. Information about the Trustees and executive officers of the Trust is contained in the SAI.

THE MANAGER


Met Investors Advisory, LLC (the "Manager"), 5 Park Plaza, Suite 1900, Irvine, California 92614, has overall responsibility for the general management and administration of all of the Portfolios. The Manager selects and pays the fees of the Advisers for each of the Trust's Portfolios and monitors each Adviser's investment program. The Manager is an affiliate of MetLife.

With respect to the Met/Franklin Templeton Founding Strategy Portfolio, in addition to its managerial responsibilities, the Manager is responsible for determining the asset allocation range for the Portfolio and ensuring that the allocation is consistent with the guidelines that have been approved by the Board of Trustees. The Manager will rebalance the Portfolio's holdings as deemed necessary to bring the asset allocation of the Portfolio back into alignment with its fixed percentage allocation. The Portfolio is managed by an Investment Committee composed of Elizabeth M. Forget, John Guthrie, Jr., CFA, Alan C. Leland, Jr., CFA, Thomas C. McDevitt, CIMA, Darrel A. Olson, CFA and Jeffrey L. Bernier, CIMA.

  . MS. FORGET, chair of the Committee, has been President of the Manager since December 2000, has been President and Trustee of the Trust since December 2000, has been a Senior Vice President of MetLife, Inc. since May 2007, has been President of MetLife Advisers, LLC since May 2006, and has been Trustee of Metropolitan Series Fund, Inc. and Metropolitan Series Fund II since August 2006.

  . MR. GUTHRIE, CFA, Vice President of the Manager, is also Senior Vice President of MetLife Advisers, LLC and serves on MetLife Advisers LLC's Board of Managers. He is also a Vice President of Metropolitan Life Insurance Company. Mr. Guthrie joined New England Life Insurance Company (an indirect subsidiary of MetLife, Inc.) in 1969 and has served in various positions since that time.

  . MR. LELAND, CFA, Vice President of the Manager, joined MetLife in 1974. Prior to becoming Vice President of Metropolitan Life Insurance Company in the Annuity Product Management business unit and Chief Financial Officer of MetLife Advisers, LLC, he worked in both MetLife's Investment Department and Group Pension Department.

  . MR. MCDEVITT, CIMA, Vice President of the Manager, also is a Vice President of MetLife Advisers, LLC and is primarily responsible for the oversight of the investment functions of Metropolitan Series Fund, Inc.'s subadvisers and performance analyses of Metropolitan Series Fund, Inc.'s portfolios. Mr. McDevitt joined Metropolitan Life Insurance Company in 1980 and was responsible for the development, marketing and servicing of an asset allocation and investment advisory service for group pension clients.

  . MR. OLSON, CFA, Vice President of the Manager, has been with Metropolitan Life Insurance Company for over 25 years and is a Director in the Investments Department. Currently, Mr. Olson manages the assets under MetLife's Employee Benefit Plans. In addition, Mr. Olson serves as Chief of Staff for a review board that oversees all of MetLife's use of unaffiliated managers.

  . MR. BERNIER, CIMA, joined Metropolitan Life Insurance Company in December 2007. He has been a Vice President of Metropolitan Life Insurance Company and a Vice President of the Manager since 2008. From July 2004 to December 2007 Mr.

    Bernier was a Director and Senior Investment Analyst of Investment
     Management Services for John Hancock Financial Services. From May 2000 to December 2001 Mr. Bernier was an Assistant Vice President in the Corporate and Investment Banking division of Wachovia Securities.

The SAI provides additional information about each Committee member's compensation, other accounts managed and the member's ownership of securities in the Portfolio.


As compensation for its services to the Portfolios, the Manager receives monthly compensation at an annual rate of a percentage of' the average daily net assets of each Portfolio. The management fees for each Portfolio are:


PORTFOLIO                                          MANAGEMENT FEE
Met/AIM Small Cap Growth Portfolio                 0.88% of first $500 million of such assets plus
                                                   0.83% of such assets over $500 million
---------------------------------------------------------------------------------------------------------------
Clarion Global Real Estate Portfolio               0.70% of first $200 million of such assets plus
                                                   0.65% of such assets over $200 million up to $750 million
                                                   plus 0.55% of such assets over $750 million
---------------------------------------------------------------------------------------------------------------
Dreman Small Cap Value Portfolio                   0.800% of first $100 million of such assets plus
                                                   0.775% of such assets over $100 million up to $500 million plus 0.750% of such assets over $500 million up to $1
                                                   billion plus 0.725% of such assets over $1 billion
---------------------------------------------------------------------------------------------------------------
Met/Franklin Income Portfolio                      0.80% of first $200 million of such assets plus
                                                   0.675% of such assets over $200 million up to $500 million plus 0.65% of such assets over $500 million
---------------------------------------------------------------------------------------------------------------
Met/Franklin Mutual Shares Portfolio               0.80%
---------------------------------------------------------------------------------------------------------------
Met/Franklin Templeton Founding Strategy Portfolio 0.05%
---------------------------------------------------------------------------------------------------------------
Harris Oakmark International Portfolio             0.85% of first $100 million of such assets plus
                                                   0.80% of such assets over $100 million up to $1 billion
                                                   plus 0.75% of such assets over $1 billion
---------------------------------------------------------------------------------------------------------------
Janus Forty Portfolio                              0.65% of first $1 billion of such assets plus 0.60% of such assets over $1 billion
---------------------------------------------------------------------------------------------------------------
Lazard Mid Cap Portfolio                           0.70% of first $500 million of such assets plus
                                                   0.675% of such assets over $500 million up to $1 billion
                                                   plus 0.60% of such assets over $1 billion
---------------------------------------------------------------------------------------------------------------
Legg Mason Partners Aggressive Growth Portfolio    0.65% of first $500 million of such assets plus
                                                   0.60% of such assets over $500 million up to $1 billion
                                                   plus 0.55% of such assets over $1 billion up to $2 billion plus 0.50% of such assets over $2 billion
---------------------------------------------------------------------------------------------------------------
Legg Mason Value Equity Portfolio                  0.65% of the first $200 million of such assets plus
                                                   0.63% of such assets over $200 million
---------------------------------------------------------------------------------------------------------------
Lord Abbett Bond Debenture Portfolio               0.60% of first $250 million of such assets plus
                                                   0.55% of such assets over $250 million up to $500 million
                                                   plus 0.50% of such assets over $500 million up to $1 billion plus 0.45% of such assets over $1 billion
---------------------------------------------------------------------------------------------------------------
MFS(R) Research International Portfolio            0.80% of first $200 million of such assets plus
                                                   0.75% of such assets over $200 million up to $500 million
                                                   plus 0.70% of such assets over $500 million up to $1 billion plus 0.65% of such assets over $1 billion
---------------------------------------------------------------------------------------------------------------

PORTFOLIO                                MANAGEMENT FEE
PIMCO Inflation Protected Bond Portfolio 0.50% of first $1.2 billion of such assets plus
                                         0.45% of such assets over $1.2 billion
--------------------------------------------------------------------------------------------------
PIMCO Total Return Portfolio             0.50% of first $1.2 billion of such assets plus
                                         0.475% of such assets over $1.2 billion
--------------------------------------------------------------------------------------------------
Met/Templeton Growth Portfolio           0.70% of first $100 million of such assets plus
                                         0.68% of such assets over $100 million up to $250 million
                                         plus 0.67% of such assets over $250 million up to $500
                                         million plus 0.66% of such assets over $500 million up to
                                         $750 million plus 0.65% of such assets over $750 million
--------------------------------------------------------------------------------------------------
Van Kampen Mid Cap Growth Portfolio      0.70% of first $200 million of such assets plus 0.65% of
                                         such assets over $200 million up to $500 million plus
                                         0.625% of such assets over $500 million
--------------------------------------------------------------------------------------------------


A discussion regarding the basis of the decision of the Trust's Board of Trustees' to approve the Management Agreement with the Manager and the investment advisory agreements with the Advisers is available in each Portfolio's annual or semi-annual report.

EXPENSE LIMITATION AGREEMENT


In the interest of limiting expenses of certain Portfolios until April 30, 2009, the Manager has entered into an expense limitation agreement with the Trust ("Expense Limitation Agreement"). Pursuant to that Expense Limitation Agreement, the Manager has agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses of the Portfolios set forth below other than interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, other extraordinary expenses not incurred in the ordinary course of each Portfolio's business, with respect to Met/Franklin Templeton Founding Strategy Portfolio acquired fund fees and expenses, and amounts payable pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act are limited to the following respective expense ratios:



                                                     TOTAL EXPENSES LIMITED TO
  PORTFOLIOS                                         (% OF DAILY NET ASSETS)
  Dreman Small Cap Value Portfolio                             1.10%
  Met/Franklin Income Portfolio                                0.90%
  Met/Franklin Mutual Shares Portfolio                         0.90%
  Met/Franklin Templeton Founding Strategy Portfolio           0.05%
  Lazard Mid Cap Portfolio                                     0.80%
  Met/Templeton Growth Portfolio                               0.80%
  Van Kampen Mid Cap Growth Portfolio                          0.90%



Each Portfolio may at a later date reimburse the Manager the management fees waived or limited and other expenses assumed and paid by the Manager pursuant to the Expense Limitation Agreement provided such Portfolio has reached a sufficient asset size to permit such reimbursement to be made without causing the total annual expense ratio of such Portfolio to exceed the percentage limits stated above. Consequently, no reimbursement by a Portfolio will be made unless: (i) the Portfolio's total annual expense ratio is less than the respective percentages stated above; and (ii) the payment of such reimbursement has been approved by the Trust's Board of Trustees.

The total amount of reimbursement to which the Manager may be entitled will equal, at any time, the sum of (i) all investment management fees previously waived or reduced by the Manager and (ii) all other payments previously remitted by the Manager to the Portfolio during any of the previous five fiscal years, less any reimbursement that the Portfolio has previously paid to the Manager with respect to (a) such investment management fees previously waived or reduced and (b) such other payments previously remitted by the Manager to the Portfolio.


THE ADVISERS

Under the terms of the agreements between each Adviser and the Manager, the Adviser will develop a plan for investing the assets of each Portfolio, select the assets to be purchased and sold by each Portfolio, select the broker-dealer or broker-dealers through which the Portfolio will buy and sell its assets, and negotiate the payment of commissions, if any, to those broker-dealers. Each Adviser follows the investment policies set by the Manager and the Board of Trustees for each of the Portfolios. Day-to-day management of the investments in each Portfolio is the responsibility of the Adviser's portfolio managers. The portfolio managers of each Portfolio are indicated below following a brief description of each Adviser. The SAI provides additional information about each committee member's or portfolio manager's compensation, other accounts managed and the person's ownership of securities in the Portfolio.

The Trust and the Manager have received an exemptive order from the Securities and Exchange Commission that permits the Manager, subject to certain conditions, and without the approval of shareholders to: (a) employ a new unaffiliated investment adviser for a Portfolio pursuant to the terms of a new investment advisory agreement, in each case either as a replacement for an existing Adviser or as an additional Adviser; (b) change the terms of any investment advisory agreement; and (c) continue the employment of an existing Adviser on the same advisory contract terms where a contract has been assigned because of a change in control of the Adviser. In such circumstances, shareholders would receive notice of such action, including the information concerning the new Adviser that normally is provided in a proxy statement.

The Manager pays each Adviser a fee based on the Portfolio's average daily net assets. No Portfolio is responsible for the fees paid to each of the Advisers.




INVESCO AIM CAPITAL MANAGEMENT, INC. ("AIM"), 11 Greenway Plaza, Suite 100, Houston, Texas 77046, is the Adviser to the Met/AIM Small Cap Growth Portfolio. AIM has acted as an investment adviser since its organization in 1986. Today, AIM, together with its affiliates, advises or manages over 200 investment portfolios, including the Portfolio, encompassing a broad range of investment objectives. AIM is an indirect wholly owned subsidiary of AMVESCAP PLC, London, England. Total net assets under the management of AIM and its affiliates was approximately $149 billion as of December 31, 2007.

AIM uses a team approach to investment management. The members of the team who are primarily responsible for the day-to-day management of the Portfolio are:

  . JULIET S. ELLIS (lead manager), Senior Portfolio Manager, has been responsible for the Portfolio since 2004 and has been associated with AIM and/or its affiliates since 2004. From 2000 to 2004, she was Managing Director and from 1993 to 2004, she was a senior portfolio manager with JPMorgan Fleming Asset Management.

  . JUAN R. HARTSFIELD, Portfolio Manager, has been responsible for the Portfolio since 2004 and has been associated with AIM and/or its affiliates since 2004. From 2000 to 2004, he was a co-portfolio manager with JPMorgan Fleming Asset Management.

  . CLAY MANLEY, Portfolio Manager, has been responsible for the Portfolio since 2008 and has been associated with AIM and/or its affiliates since 2001.

  . They are assisted by the Small Cap Core/Growth Team which may be comprised of portfolio managers, research analysts and other investment professionals of AIM. Team members provide research support and make securities recommendations with respect to the Portfolio's holdings, but do not have day-to-day management responsibilities with respect to the Portfolio's holdings. Members of the Team may change from time to time.

ING CLARION REAL ESTATE SECURITIES L.P. (the "Adviser") serves as Adviser to the Portfolio. The Adviser was founded in 1969 and is a Delaware limited partnership. The Adviser is an indirect, wholly-owned subsidiary of ING Groep, N.V. and is an affiliate of ING Investments. The Adviser's principal address is 200 King of Prussia, Radnor, PA 19087. The Adviser is in the business of providing investment advice to institutional and individual client accounts which, as of December 31, 2007, were valued in excess of $17 billion.

The following individuals are jointly responsible for the day-to-day management of the Portfolio.

  . T. RITSON FERGUSON, Chief Investment Officer ("CIO") and Portfolio Manager, has 22 years of real estate investment experience. Mr. Ferguson has managed the ING Global Real Estate Fund's portfolio since November 2001. Mr. Ferguson has served as Co-CIO and more recently CIO of the Adviser since 1991.

  . STEVEN D. BURTON, Managing Director and Portfolio Manager, is a member of the Adviser's Investment Committee and has managed the ING Global Real Estate Fund's portfolio since November 2001. He is also responsible for evaluating the investment potential of public real estate companies outside of the U.S. Mr. Burton joined the Adviser in 1995.

  . JOSEPH P. SMITH, Managing Director and Portfolio Manager, is a member of the Adviser's Investment Committee of the Adviser and has managed the ING Global Real Estate Fund's portfolio since February 2007. Mr. Smith joined ING Clarion in 1997 and has 14 years of real estate investment management experience.

PRIOR EXPERIENCE WITH COMPARABLE FUND

The Adviser became the adviser to the Clarion Global Real Estate Portfolio in April 2008. In order to provide you with information regarding the investment capabilities of the Adviser, performance information regarding the ING Global Real Estate Fund ("ING Fund") is presented. The Portfolio and the ING Fund, which is also advised by the Adviser, have substantially similar investment objectives, policies, and strategies. Management fees paid by the ING Fund are higher than the fees paid by the Portfolio. If the same level of management fees charged to the Portfolio had been charged to the ING Fund, the average annual return during the period would have been higher than the returns set forth below. Such performance information should not be relied upon as an indication of the future performance of the Portfolio because, among other things, the asset sizes and expenses of ING Fund and the Portfolio will vary.

The table below compares the ING Global Real Estate Fund's average annual compounded total returns on a before tax basis for the 1- and 5-year periods and from inception through 12/31/07 with the S&P/Citigroup World Property Index, an unmanaged index which tracks the performance of the investable universe of publicly traded property companies with more than 450 constituents from 24 countries. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index. The calculations of total return assume the reinvestment of all dividends and capital gain distributions and the deduction of all recurring expenses that were charged to shareholder accounts. These figures do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower.



         Average Annual Total Return as of 12/31/07
-----------------------------------------------------------
                                                      Since
                                     1 Year 5 Years Inception
------------------------------------ ------ ------- ---------
ING Global Real Estate Fund--Class A
 Before Taxes                        -6.87%  23.49%   20.77%*
S&P/Citigroup World Property Index   -7.27%  23.55%   20.32%*
* Inception date is 11/5/01.



DREMAN VALUE MANAGEMENT, LLC ("Dreman"), 520 East Cooper Avenue, Aspen, Colorado 81611 is the Adviser to the Dreman Small Cap Value Portfolio. Dreman was founded in 1977 and managed over $18 billion in assets as of December 31, 2007.

  . Messrs. DAVID M. DREMAN, E. CLIFTON HOOVER, JR and MARK ROACH serve as Co-Portfolio Managers of the Portfolio. Mr. Dreman is the founder, Chairman and Chief Investment Officer of Dreman and has been with Dreman since its inception in 1997. Mr. Hoover is a Co-Chief Investment Officer, Co-Research Director and Portfolio Manager of Dreman's Large and Small Cap Value Strategies. Mr. Hoover joined Dreman in December 2006. Prior to that time, he was a Managing Director and Portfolio Manager at NFJ Investment Group since 1997. Mr. Roach is a Managing Director of Dreman and a Portfolio Manager of Mid-Cap and Small-Cap Products. Mr. Roach joined Dreman in November 2006. Prior to that time he was with Vaughn Nelson Investment Management since 2002 and has been in the investment management business since 1997.

PRIOR EXPERIENCE WITH COMPARABLE FUND

The Dreman Small Cap Value Portfolio and the DWS Dreman Small Cap Value Fund, (formerly Scudder Dreman Small Cap Value Fund) which is also advised by Dreman, have substantially similar investment objectives, policies, and strategies. Since the Portfolio commenced operations in 2005, it does not have a significant operating history. In order to provide you with information regarding the investment capabilities of Dreman, performance information regarding the DWS Dreman Small Cap Value Fund is presented. Management fees paid by the DWS Dreman Small Cap Value Fund are less than the fees paid by the Portfolio. If the same level of management fees charged to the Portfolio had been charged to the DWS Dreman Small Cap Value Fund, the average annual return during the periods would have been lower than the numbers set forth below. This result assumes that the current management fee paid by the DWS Dreman Small Cap Value Fund, as a percentage of average net assets, applied in all prior periods. Such performance information should not be relied upon as an indication of the future performance of the Portfolio because, among other things, the asset sizes and expenses of DWS Dreman Small Cap Value Fund and the Portfolio will vary.

The table below compares the DWS Dreman Small Cap Value Fund's average annual compounded total returns for the 1-, 5- and 10-year periods through 12/31/07 with the Russell 2000 Value Index, an unmanaged under which measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index. The calculations of total return assume the reinvestment of all dividends and capital gain distributions and the deduction of all recurring expenses that were charged to shareholder accounts. These figures do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower.



            Average Annual Total Return as of 12/31/07
------------------------------------------------------------------
                                             1 Year 5 Year 10 Year
-------------------------------------------- ------ ------ -------
Dreman Small Cap Value Fund (Class A shares)
 (Without Sales Charge)                       2.48% 20.00%  8.07%
Russell 2000 Value Index                     -9.78% 15.80%  9.06%



CLEARBRIDGE ADVISORS, LLC ("ClearBridge"), 620 8th Avenue, New York, New York 10018, is the Adviser to the Legg Mason Partners Aggressive Growth Portfolio. ClearBridge is an investment advisor that succeeded the equity securities portfolio management business of Citigroup Asset Management, which was acquired by Legg Mason, Inc. in December 2005. Assets under management by ClearBridge were approximately $100.5 billion as of December 31, 2007. ClearBridge is a wholly-owned subsidiary of Legg Mason, Inc.

The following individuals are jointly responsible for managing the Portfolio:

  . RICHARD FREEMAN, is an investment officer of ClearBridge. Mr. Freeman has managed the Legg Mason Partners Aggressive Growth Fund, Inc. on which the Portfolio is modeled since its inception in 1983 and has more than 29 years of investment experience.

  . EVAN BAUMAN, has been with the organization since 1996 and has over 10 years of investment experience.

PRIOR EXPERIENCE WITH COMPARABLE FUND

The Legg Mason Partners Aggressive Growth Portfolio and the Legg Mason Partners Aggressive Growth Fund ("Aggressive Growth Fund"), which is sub-advised by ClearBridge, have substantially similar investment objectives, policies, and strategies. ClearBridge began managing the Portfolio in October 2006. In order to provide you with information regarding the investment capabilities of ClearBridge, performance information regarding the Aggressive Growth Fund is presented. Management fees paid by the Aggressive Growth Fund are more than the fees paid by the Portfolio. If the same level of management fees charged to the Portfolio had been charged to the Aggressive Growth Fund, the average annual return during the period would have been more than the returns set forth below. The result assumes that the current management fee paid by the Aggressive Growth Fund, as a percentage of average net assets, applied to all prior periods. Such performance information should not be relied upon as an indication of the future performance of the Portfolio because, among other things, the asset sizes and expenses of Aggressive Growth Fund and the Portfolio will vary. The table below compares the Aggressive Growth Fund's average annual compounded total returns for the 1-, 5- and 10-year periods through 12/31/07 with the Russell 3000 Growth Index. The calculations of total return assume the reinvestment of all dividends and capital gain distributions and the deduction of all recurring expenses that were charged to shareholder accounts. These figures do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower.



              Average Annual Total Return as of 12/31/07
-----------------------------------------------------------------------
                                                1 Year 5 Years 10 Years
----------------------------------------------- ------ ------- --------
Aggressive Growth Fund**
Class A shares (without sales charge)            1.22% 13.19%   12.08%
Russell 3000 Growth Index                       11.40% 12.42%    3.83%
**Prior to April 7, 2006, known as Smith Barney
  Aggressive Growth Fund, Inc.



FRANKLIN ADVISERS, INC. ("Franklin Advisers"), One Franklin Parkway, San Mateo, California 94403-1906, is the Adviser to the Met/Franklin Income Portfolio. Franklin Advisers is a direct, wholly-owned subsidiary of Franklin Resources, Inc. Together, Franklin Advisers and its affiliates managed over $643 billion in assets as of December 31, 2007.

The Met/Franklin Income Portfolio is managed by a team of professionals focused on investments in debt and equity securities. The portfolio managers of the team are as follows:

  . EDWARD D. PERKS CFA, Senior Vice President. Mr. Perks joined Franklin Templeton in 1992.

  . CHARLES B. JOHNSON, Chairman of Franklin Resources, Inc. He joined Franklin Templeton in 1957.

Mr. Perks has primary responsibility for the investments of the Portfolio.

PRIOR EXPERIENCE WITH COMPARABLE FUND

The Met/Franklin Income Portfolio and the Franklin Income Fund, a retail fund which is also advised by Franklin Advisers, have substantially similar investment objectives, policies, and strategies. Since the Met/Franklin Income Portfolio commenced operations in April 2008, it does not have any operating history. In order to provide you with information regarding the investment capabilities of Franklin Advisers, performance information regarding the Franklin Income Fund is presented. Management fees paid by the Franklin Income Fund are lower than the fees to be paid by the Portfolio. If the same level of management fees charged to the Portfolio had been charged to the Franklin Income Fund, the average annual return during the period would have been lower than the returns set forth below. This result assumes that the current management fee paid by the Franklin Income Fund, as a percentage of average net assets, applied to all prior periods. Such performance information should not be relied upon as an indication of the future performance of the Portfolio because, among other things, the asset sizes and expenses of the Franklin Income Fund and the Portfolio will vary.

The table below compares the Franklin Income Fund's average annual compounded total returns for the 1-, 5- and 10-year periods through 12/31/07 with the Standard & Poor's 500 Composite Stock Index ("S&P 500 Index") and the Lehman Brothers U.S. Aggregate Index. The S&P 500 Index is a widely recognized unmanaged index that measures the stock performance of 500 large- and medium-sized companies and is often used to indicate the performance of the overall stock market. The Lehman Brothers U.S. Aggregate Index covers the U.S. investment grade fixed-rate bond market, with index components for government and corporate securities, mortgage pass-through securities and asset-backed securities. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index. The calculations of total return assume the reinvestment of all dividends and capital gain distributions and the deduction of all recurring expenses that were charged to shareholder accounts. These figures do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower.



         Average Annual Total Return as of 12/31/07
-----------------------------------------------------------
                                     1 Year 5 Years 10 Years
------------------------------------ ------ ------- --------
Franklin Income Fund--Advisor Class   5.08%  13.56%   8.60%
S&P 500 Index                         5.48%  12.82%   5.89%
Lehman Brothers U.S. Aggregate Index  6.97%   4.42%   5.97%



FRANKLIN MUTUAL ADVISERS, LLC ("Franklin Mutual"), 101 John F. Kennedy Parkway, Short Hills, New Jersey 07078, is the Adviser to the Met/Franklin Mutual Shares Portfolio. Franklin Mutual is an indirect, wholly-owned subsidiary of Franklin Resources, Inc. Together, Franklin Mutual and its affiliates managed over $643 billion in assets as of December 31, 2007.

The following individuals are jointly responsible for the day-to-day management of the Met/Franklin Mutual Shares Portfolio:

  . PETER A. LANGERMAN, Co-Portfolio Manager. Mr. Langerman is the President and Chief Executive Officer of Franklin Mutual. He rejoined Franklin Templeton in 2005. He joined Franklin Templeton in 1996, serving in various capacities, including President and Chief Executive Officer of Franklin Mutual and a member of the management team of the Franklin Mutual Series Fund, Inc., including the Mutual Shares Fund, before leaving in 2002 and serving as director of New Jersey's Division of Investment, overseeing employee pension funds.

  . F. DAVID SEGAL CFA, Co-Portfolio Manager. He joined Franklin Templeton in 2002.

  . DEBORAH A. TURNER CFA, Assistant Portfolio Manager. She joined Franklin Templeton in 1996.

Messrs. Langerman and Segal have primary responsibility for the investments of the Portfolio. Ms. Turner provides research and advice on the purchases and sales of individual securities and portfolio risk assessment.

PRIOR EXPERIENCE WITH COMPARABLE FUND

The Met/Franklin Mutual Shares Portfolio and the Mutual Shares Fund, a retail fund which is also advised by Franklin Mutual, have substantially similar investment objectives, policies, and strategies. Since the Met/Franklin Mutual Shares Portfolio commenced operations in April 2008, it does not have any operating history. In order to provide you with information regarding the investment capabilities of Franklin Mutual, performance information regarding the Mutual Shares Fund is presented. Management fees paid by the Mutual Shares Fund are lower than the fees to be paid by the Portfolio. If the same level of management fees charged to the Portfolio had been charged to the Mutual Shares Fund, the average annual return during the period would have been lower than the returns set forth below. This result assumes that the current management fee paid by the Mutual Shares Fund, as a percentage of average net assets, applied to all prior periods. Such performance information should not be relied upon as an indication of the future performance of the Portfolio because, among other things, the asset sizes and expenses of the Mutual Shares Fund and the Portfolio will vary.

The table below compares the Franklin Income Fund's average annual compounded total returns for the 1-, 5- and 10-year periods through 12/31/07 with the S&P 500 Index. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index. The calculations of total return assume the reinvestment of all dividends and capital gain distributions and the deduction of all recurring expenses that were charged to shareholder accounts. These figures do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower.



    Average Annual Total Return as of 12/31/07
--------------------------------------------------
                            1 Year 5 Years 10 Years
--------------------------- ------ ------- --------
Mutual Shares Fund--Class Z  3.30%  14.25%   9.26%
S&P 500 Index                5.48%  12.82%   5.89%



TEMPLETON GLOBAL ADVISORS LIMITED ("Templeton"), Lyford Cay, Nassau, Bahamas, is the Adviser to the Met/Templeton Growth Portfolio. Templeton is an indirect, wholly-owned subsidiary of Franklin Resources, Inc. Together, Templeton and its affiliates managed over $643 billion in assets as of December 31, 2007.

The Met/Templeton Growth Portfolio is managed by a team of professionals focused on investments in equity securities. The portfolio managers of the team are as follows:

  . LISA F. MYERS CFA, Senior Vice President of Templeton. Ms. Myers provides research and advice on purchases and sales of individual securities and portfolio risk assessment. She joined Franklin Templeton in 1996.

  . TUCKER SCOTT CFA, Executive Vice President of Templeton. Mr. Scott provides research and advice on the purchases and sales of individual securities, and portfolio risk assessment. He joined Franklin Templeton in 1996.

  . CYNTHIA L. SWEETING CFA, President of Templeton. She joined Franklin Templeton in 1997.

Ms. Sweeting has primary responsibility for the investments of the Fund. She has authority over all aspects if the Fund's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio risk assessment, and the management requirements. The degree to which she may perform these functions, and the nature of these functions, may change from time to time.

PRIOR EXPERIENCE WITH COMPARABLE FUND

The Met/Templeton Growth Portfolio and the Templeton Growth Fund, Inc., a retail fund which is also advised by Franklin Mutual, have substantially similar investment objectives, policies, and strategies. Since the Met/Templeton Growth Portfolio commenced operations in April 2008, it does not have any operating history. In order to provide you with information regarding the investment capabilities of Templeton, performance information regarding the Templeton Growth Fund, Inc. is presented. Management fees paid by the Templeton Growth Fund, Inc. are lower than the fees to be paid by the Portfolio. If the same level of management fees charged to the Portfolio had been charged to the Templeton Growth Fund, Inc., the average annual return during the period would have been lower than the returns set forth below. This result assumes that the current management fee paid by the Templeton Growth Fund, Inc., as a percentage of average net assets, applied to all prior periods. Such performance information should not be relied upon as an indication of the future performance of the Portfolio because, among other things, the asset sizes and expenses of the Templeton Growth Fund, Inc. and the Portfolio will vary.

The table below compares the Templeton Growth Fund, Inc.'s average annual compounded total returns for the 1-, 5- and 10-year periods through 12/31/07 with the MSCI World Index, a free float-adjusted, market capitalization-weighted index designed to measure equity market performance in global developed markets. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index. The calculations of total return assume the reinvestment of all dividends and capital gain distributions and the deduction of all recurring expenses that were charged to shareholder accounts. These figures do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower.



            Average Annual Total Return as of 12/31/07
-----------------------------------------------------------------
                                           1 Year 5 Years 10 Years
------------------------------------------ ------ ------- --------
Templeton Growth Fund, Inc.--Advisor Class  2.44%  16.20%   9.72%
MSCI World Index                            9.57%  17.53%   7.45%



HARRIS ASSOCIATES L.P. ("Harris"), Two North La Salle Street, Suite 500, Chicago, Illinois 60602, is the Adviser to the Harris Oakmark International Portfolio. Harris is a Delaware limited partnership organized in 1995. The general partnership interest in Harris is owned by Harris Associates Inc., which in turn is a wholly-owned subsidiary of Paris-based Natixis Global Asset Management, L.P. Together with its predecessor, Harris has managed mutual funds since 1970 and managed more than $65.7 billion of assets as of December 31, 2007.

  . DAVID G. HERRO, CFA, Partner and Chief Investment Officer-International, and ROBERT A. TAYLOR, CFA, Partner and Director of International Research, manage the Portfolio. Mr. Herro joined Harris in 1992 as a portfolio manager and analyst. Mr. Taylor joined Harris in 1994 as an International Analyst.

JANUS CAPITAL MANAGEMENT LLC ("Janus"), 151 Detroit Street, Denver, Colorado 80206, is the Adviser to the Janus Forty Portfolio. Janus (together with its predecessors) has served as an investment adviser since 1969 and serves as investment adviser or sub-adviser to Separately Man-aged Accounts, Mutual Funds, as well as Commingled Pools or private funds, and Wrap Fee Accounts. Janus is a direct subsidiary of Janus Capital Group Inc. ("JCGI"), a publicly traded company with principal operations in financial asset management businesses. JCGI owns approximately 95% of Janus, with the remaining 5% held by Janus Management Holdings Corporation. As of December 31, 2007, JCGI had approximately $206.7 billion in assets under management.

RON SACHS, CFA, manages the Janus Forty Portfolio, which he has managed since January 2008. Mr. Sachs is also Portfolio Manager of other Janus accounts. Mr. Sachs joined Janus in 1996 as a research analyst, and has acted as a Portfolio Manager of other Janus-advised mutual funds since June 2000. Mr. Sachs holds a Bachelor's degree (cum laude) in Economics from Princeton and a law degree from the University of Michigan. He holds the Chartered Financial Analyst designation.

LAZARD ASSET MANAGEMENT LLC, 30 Rockefeller Plaza, New York, New York 10112-6300, ("Lazard") serves as the Adviser to the Lazard Mid Cap Portfolio. Lazard is a wholly-owned subsidiary of Lazard, Ltd., Clarendon House, 2 Church Street, Hamilton HM 11, Bermuda. Lazard and its global affiliates provide investment management services to client discretionary accounts with assets totaling approximately $126.9 billion as of December 31, 2007. Its clients are both individuals and institutions, some of whose accounts have investment policies similar to those of the Portfolio.


The following individuals are jointly responsible for managing the Portfolio:

  . CHRISTOPHER BLAKE, Managing Director, Portfolio/Analyst. Christopher Blake is a Managing Director of Lazard and a Portfolio Manager/Analyst for the U.S. Mid Cap and Strategic Equity portfolios (including the North American Equity Fund, the brand name of the U.S. Strategic Equity offshore fund). He joined Lazard in 1995. Mr. Blake was a Lazard Research Analyst covering the consumer sector, and beginning in 1996, was a Research Analyst on the U.S. Small Cap team.

  . GARY BUESSER, CFA, Director, Portfolio Manager. He is a Portfolio Manager for the U.S. Mid Cap and Strategic Equity portfolios. Prior to joining the Lazard in 2000, Mr. Buesser worked for Evergreen Funds, SG Cowen, Shearson Lehman Brothers, and Kidder Peabody. He began working in the investment field in 1983.

  . ROBERT A. FAILLA, CFA, Director, Portfolio Manager. Robert Failla is a Senior Vice President of Lazard, and a Portfolio Manager for the U.S. Mid Cap and Strategic Equity portfolios. Prior to joining Lazard in 2003,
     Mr. Failla was associated with AllianceBernstein, where he worked as a Portfolio Manager on a large-cap and all-cap product. He began working in the investment field in 1993.

  . ANDREW LACEY, Deputy Chairman, U.S. and Global Products. Andrew Lacey is a Deputy Chairman of Lazard for U.S. and Global products. He is also a portfolio manager on the U.S. Equity, U.S. Equity Select, U.S. Equity Value, U.S. Mid Cap, and U.S. Strategic products. Mr. Lacey become a full-time member of the equity team in 1996.

PRIOR EXPERIENCE WITH COMPARABLE FUND


The Lazard Mid Cap Portfolio and the Lazard Mid Cap Fund, which is also advised by Lazard, have substantially similar investment objectives, policies, and strategies. Lazard began managing the Portfolio in December 2005. In order to provide you with information regarding the investment capabilities of Lazard, performance information regarding the Lazard Mid Cap Fund is presented. Management fees paid by the Lazard Mid Cap Fund are greater than the fees paid by the Portfolio. If the same level of management fees charged to the Portfolio had been charged to the Lazard Mid Cap Fund, the average annual return during the period would have been higher than the returns set forth below. This result assumes that the current management fee paid by the Lazard Mid Cap Fund, as a percentage of average net assets, applied to all prior periods. Such performance information should not be relied upon as an indication of the future performance of the Portfolio because, among other things, the asset sizes and expenses of Lazard Mid Cap Fund and the Portfolio will vary.

The table below compares the Lazard Mid Cap Fund's average annual compounded total returns for the 1-, 5- and 10-year periods through 12/31/07 with the S&P Mid Cap 400 Index, an unmanaged index which measures the performance of mid-sized companies and covers approximately 7% of the U.S. equities market. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index. The calculations of total return assume the reinvestment of all dividends and capital gain distributions and the deduction of all recurring expenses that were charged to shareholder accounts. These figures do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower.



          Average Annual Total Return as of 12/31/07
-------------------------------------------------------------
                                         1 Year 5 Year 10 Year
---------------------------------------- ------ ------ -------
Lazard Mid Cap Fund--Institutional Class -2.93% 14.38%   9.61%
S&P Mid Cap 400 Index                     7.98% 16.20%  11.19%



LEGG MASON CAPITAL MANAGEMENT, INC. ("LMCM"), 100 Light Street, Baltimore, Maryland 21202, is the Adviser to the Legg Mason Value Equity Portfolio. LMCM provides investment advisory services for registered mutual funds, company retirement plans, foundations, endowments, trust companies, and high net-worth individuals. As of December 31, 2007, LMCM and its sister companies had aggregate assets under management of approximately $59.7 billion.


  . MARY CHRIS GAY, as portfolio manager, has primary responsibility for the day-to-day management of the Portfolio. Ms. Gay will employ the investment strategies of Bill Miller, the Chief Investment Officer ("CIO") of LMCM. Ms. Gay is a Senior Vice President and Portfolio Manager at LMCM. Ms. Gay has managed or co-managed equity funds advised by LMCM since 1998 and has been employed by one or more affiliates of Legg Mason, Inc. ("Legg Mason") since 1989. Mr. Miller, as CIO, leads LMCM's investment team and is the creator of the LMCM investment process. Mr. Miller has been associated with Legg Mason since 1982.

PRIOR EXPERIENCE WITH COMPARABLE FUND

The Legg Mason Value Equity Portfolio and the Legg Mason Value Trust, Inc. ("Legg Mason Value Trust"), which is also advised by LMCM, have substantially similar investment objectives, policies and strategies. LMCM began managing the Legg Mason Value Trust on April 1, 2005. Prior to that date, the Legg Mason Value Trust was managed by Legg Mason Funds Management, Inc. ("LMFM"), an affiliate of LMCM. LMFM and LMCM have substantially the same portfolio management personnel. The Legg Mason Value Trust is managed in the same manner both before and after April 1, 2005. Since the Portfolio commenced operations in November, 2005, it has a limited operating history. In order to provide you with information regarding the investment capabilities of LMCM, performance information regarding the Legg Mason Value Trust is presented. Management fees paid by the Legg Mason Value Trust are more than the fees paid by the Portfolio. If the same level of management fees charged to the Portfolio had been charged to the Legg Mason Value Trust, the average annual return during the period would have been higher than the returns set forth below. This result assumes that the current management fee paid by the Legg Mason Value Equity Trust, as a percentage of average net assets, applied in all prior periods. Such performance information should not be relied upon as an indication of the future performance of the Portfolio because, among other things, the asset sizes and expenses of Legg Mason Value Trust and the Portfolio will vary.


The table below compares the Legg Mason Value Trust's average annual compounded total returns for the 1-, 5- and 10-year periods through December 31, 2007 with the Standard & Poor's 500 Composite Stock Index ("S&P 500 Index"). An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index. The calculations of total return assume the reinvestment of all dividends and capital gain distributions and the deduction of all recurring expenses that were charged to shareholder accounts. These figures do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower.



            Average Annual Total Return as of 12/31/07
-----------------------------------------------------------------
                                             1 Year 5 Year 10 Year
-------------------------------------------- ------ ------ -------
Legg Mason Value Trust--Primary Class shares -6.66% 10.83%  7.29%
S&P 500 Index                                 5.49% 12.83%  5.91%



LORD, ABBETT & CO. LLC ("Lord Abbett"), 90 Hudson Street, Jersey City, New Jersey 07302, is the Adviser to the Lord Abbett Bond Debenture Portfolio. Founded in 1929, Lord Abbett manages one of the nation's oldest mutual fund complexes, with assets under management of approximately $110 billion in mutual funds and other advisory accounts as of December 31, 2007.

  . Lord Abbett uses a team of investment managers and analysts acting together to manage the Portfolio's investments. CHRISTOPHER J. TOWLE, Partner and Investment Manager of Lord Abbett, heads the team and is primarily responsible for the day-to-day management of the Portfolio. Mr. Towle joined Lord Abbett in 1987, is the holder of a Chartered Financial Analyst designation and has been in the investment business since 1980. He has been a member of the team since 1993.

MASSACHUSETTS FINANCIAL SERVICES COMPANY ("MFS"), 500 Boylston Street, Boston, Massachusetts 02116, is the Adviser to the MFS(R) Research International Portfolio. MFS is America's oldest mutual fund organization. MFS is a subsidiary of Sun Life of Canada (U.S.) Financial Services Holdings Inc., which in turn is an indirect majority-owned subsidiary of Sun Life Financial Inc. (a diversified financial services company). MFS and its predecessor organizations have a history of money management dating from 1924 and the founding of the first mutual fund, Massachusetts Investors Trust. Net assets under the management of the MFS organization were approximately $198 billion as of December 31, 2007.


  . The Portfolio is managed by a committee of research analysts under the general supervision of THOMAS MELENDEZ and JOSE LUIS GARCIA.


  . MR. MELENDEZ, an investment officer of MFS, joined MFS in 2002 as an associate portfolio manager with more than ten years experience, including three years as an Emerging Market Product Specialist for Schroders North America, two years as a General Manager for Schroders Argentina and three years as a Vice President, Latin American Fund Manager for Schroders Capital Management International, London.

  . MR. GARCIA, an investment officer of MFS and global equity research analyst, joined MFS in 2002. Prior to joining MFS, Mr. Garcia was Chief Executive Officer of Telefonica B2B in Mexico City for two years and for two years prior to that position, Principal of Texas Pacific Group.



PACIFIC INVESTMENT MANAGEMENT COMPANY LLC ("PIMCO"), 840 Newport Center Drive, Newport Beach, California 92660, is the Adviser to the PIMCO Inflation Protected Bond and PIMCO Total Return Portfolios of the Trust. PIMCO, a Delaware limited liability company, is a majority-owned subsidiary of Allianz Global Investors of America L.P. ("AGI LP"). Allianz SE is the indirect majority owner of AGI LP. Allianz SE is a European-based, multinational insurance and financial services holding company. Pacific Life Insurance Company holds an indirect minority interest in AGI LP. As of December 31, 2007, PIMCO had approximately $746.3 billion in assets under management.

PIMCO INFLATION PROTECTED BOND PORTFOLIO

  . MIHIR WORAH is an Executive Vice President, portfolio manager, and member of the government and derivatives desk. He joined PIMCO in 2001 as a member of the analytics team and worked on term structure modeling and options pricing.

PIMCO TOTAL RETURN PORTFOLIO

  . WILLIAM H. GROSS, CFA, Managing Director and co-chief investment officer, was a founding partner of PIMCO in 1971.

MORGAN STANLEY INVESTMENT MANAGEMENT, INC., doing business in certain instances (including in its role as Adviser to the Portfolio) under the name Van Kampen ("Van Kampen"), 522 Fifth Avenue, New York, New York 10036, is the Adviser to the Van Kampen Mid Cap Growth Portfolio. Van Kampen is a direct wholly-owned subsidiary of Morgan Stanley. As of December 31, 2007, Van Kampen, together with its affiliated asset management companies, managed approximately $589.5 billion in assets.

     The Portfolio is managed by the Van Kampen U.S. Growth team. Current members of the team jointly and primarily responsible for the day-to-day management of the

     Portfolio are DENNIS LYNCH, DAVID COHEN and SAM CHAINANI each a Managing Director of Van Kampen, and ALEXANDER NORTON and JASON YEUNG, each an Executive Director of Van Kampen.

     Mr. Lynch has worked in an investment management capacity for Van Kampen since 1998. Mr. Cohen has worked in an investment management capacity for Van Kampen since 1993. Mr. Chainani has worked in an investment management capacity for Van Kampen since 1996. Mr. Norton has worked in an investment management capacity for Van Kampen since 2000. Mr. Yeung has worked in an investment management capacity for Van Kampen since 2002. Mr. Lynch is the lead manager of the Portfolio and Messrs. Cohen, Chainani, Norton and Yeung are co-portfolio managers. Members of the team collaborate to manage the assets of the Portfolio.

PRIOR PERFORMANCE OF COMPARABLE ACCOUNTS

Van Kampen began managing the Van Kampen Mid Cap Growth Portfolio in October, 2006. In order to provide you with information regarding the investment capabilities of Van Kampen, composite performance information regarding the Van Kampen Mid Cap Growth strategy is presented. The accounts in the Van Kampen Mid Cap Growth Composite have investment objectives, policies and strategies that are substantially similar to those of the Portfolio. The table below does not show you the performance of the Portfolio--it shows the performance of similar accounts managed by Van Kampen. As of December 31, 2007, the Van Kampen Mid Cap Growth Composite consisted of 23 accounts.

The table below compares the historical performance of the Van Kampen Mid Cap Growth Composite with the Russell Mid Cap Growth Index. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index. The calculations of total return assume the reinvestment of all dividends and capital gain distributions and the deduction of all recurring expenses that were charged to shareholder accounts. These figures do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower.



           Annual Total Returns
-------------------------------------------
               Van Kampen       Russell
             Mid Cap Growth  Mid Cap Growth
Year/Period Composite (%)(1)  Index (%)(2)
----------- ---------------- --------------
  2007            22.60           11.43
  2006             9.64           10.66
  2005            17.86           12.10
  2004            21.41           15.48
  2003            41.97           42.71
  2002(3)        -27.54          -24.97



       (1) This column shows performance after average advisory fees and operating expenses charged to the accounts in the composite have been deducted, including custody fees and other expenses normally paid by such accounts. The Portfolio's fees and expenses are generally expected to be higher than those reflected in this composite, which would reduce performance. The composite does not reflect the deduction of mutual fund sales loads, if applicable. If sales loads were reflected, the annual returns would have been lower.
       (2) The Russell Midcap Growth Index measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000 Growth index. Results include reinvested dividends.
       (3) The inception date of the composite was 1/31/02. Total returns and expenses are not annualized for the first year of operations.

DISTRIBUTION PLANS


Each Portfolio has adopted for its Class B and Class E shares a plan pursuant to Rule 12b-1 under the 1940 Act (the "Plan") and pursuant to the Plan, entered into a Distribution Agreement with MetLife Investors Distribution Company, located at 5 Park Plaza, Suite 1900, Irvine, California 92614. MetLife Investors Distribution Company is an affiliate of the Manager, and serves as principal underwriter for the Trust. The Plan permits the use of Trust assets to help finance the distribution of the shares of the Portfolios. Under the Plan, the Trust, on behalf of the Portfolios, is permitted to pay to various service providers up to 0.50% for Class B shares and up to 0.25% for Class E shares of the average daily net assets of each Portfolio allocated, as applicable, to Class B and Class E shares as payment for services rendered in connection with the distribution of the shares of the Portfolios, respectively. Currently, payments with respect to Class B and Class E shares are limited to 0.25% and 0.15%, respectively, of average net assets of Class B and Class E shares, respectively, which amounts may be increased to the full Plan amount by the Trustees of the Trust without shareholder approval. Because these fees are paid out of Trust assets on an on-going basis, over time these costs will increase the cost of your investment and may cost you more than other types of sales charges.


YOUR INVESTMENT

SHAREHOLDER INFORMATION

The separate accounts of MetLife are the record owners of the Portfolios' shares. Any reference to the shareholder in this Prospectus technically refers to those separate accounts and not to you, the Contract owner. The legal rights of you, the Contract owner, are different from the legal rights of the record owner.

However, MetLife is required to solicit instructions from Contract owners when voting on shareholder issues. Any voting by MetLife as shareholder would therefore reflect the actual votes of Contract owners. Neither the Securities and Exchange Commission nor MetLife requires any specific minimum percentage of Contract owners to vote in order for MetLife to echo vote the remaining unvoted votes. MetLife seeks to obtain a reasonable level of turnout given the particular voting trend. MetLife may use various methods of encouraging Contract owners to vote, including additional solicitations. The practice of echo voting means that a minority of Contract owners may, in practice, determine whether an item passes or fails. Please see "Voting Rights" in the prospectus for the Contracts accompanying this Prospectus for more information on your voting rights.

DISCLOSURE OF PORTFOLIO HOLDINGS

Shares of the Trust are offered only to separate accounts of the Insurance Companies. The following information is generally made available on one or more of the Insurance Company websites (including www.metlifeinvestors.com): (i) the ten largest portfolio holdings of each Portfolio; (ii) unless the Adviser has objected, the percentage of the Portfolio's net assets that each of the portfolio holdings represents; and (iii) the percentage of the Portfolio's net assets that these holdings represent in the aggregate. Unless the Adviser has objected, this information is posted on the website as early as on or about the tenth business day following the calendar quarter and no later than on or about the first business day of the second month following the calendar quarter. The Trust may exclude any portion of these holdings from the posting when deemed in the best interest of the Trust. These postings generally remain until replaced by new postings as described above. For these purposes, a Portfolio's ten largest portfolio holdings are not considered to include swaps, futures, or forward currency transactions or transactions transmitted to the Trust's custodian after certain established cut-off times.

A description of the Portfolios' policies and procedures with respect to the disclosure of the Portfolios' portfolio securities is available in the SAI.

DIVIDENDS, DISTRIBUTIONS AND TAXES

DIVIDENDS AND DISTRIBUTIONS

Each Portfolio intends to distribute substantially all of its net investment income, if any. Each Portfolio distributes its dividends from its net investment income to MetLife's separate accounts at least once a year and not to you, the Contract owner. These distributions are in the form of additional shares and not cash. The result is that a Portfolio's investment performance, including the effect of dividends, is reflected in the cash value of the Contracts. Please see the Contract prospectus accompanying this Prospectus for more information.

All net realized long- or short-term capital gains of each Portfolio are also declared once a year and reinvested in the Portfolio.

TAXES

Please see the Contract prospectus accompanying this Prospectus for a discussion of the tax impact on you resulting from the income taxes the separate accounts owe as a result of their ownership of a Portfolio's shares and their receipt of dividends and capital gains.

Each Portfolio expects to qualify and to continue to qualify as a regulated investment company under Subchapter M of the Code. As qualified, a Portfolio is not subject to federal income tax on that part of its taxable income that it distributes to you. Taxable income consists generally of net investment income, and any capital gains. It is each Portfolio's intention to distribute all such income and gains.

Shares of each Portfolio are currently offered only to the separate accounts of MetLife. Separate accounts are insurance company separate accounts that fund life insurance policies and annuity contracts. Under the Code, an insurance company pays no tax with respect to income of a qualifying separate account when the income is properly allocable to the value of eligible variable annuity or variable life insurance contracts. For a discussion of the taxation of life insurance companies and the separate accounts, as well as the tax treatment of the policies and annuity contracts and the holders thereof, see the discussion of federal income tax considerations included in the prospectus for the Contracts.

Section 817(h) of the Code and the regulations thereunder impose "diversification" requirements on the assets underlying a Contract. Each Portfolio intends to maintain diversification which will allow each Contract to satisfy these requirements. These requirements are in addition to the diversification requirements imposed on each Portfolio by Subchapter M and the 1940 Act. Technically, the section 817(h) requirements provide that, with limited exceptions, as of the end of each calendar quarter or within thirty days thereafter no more than 55% of the assets underlying a Contract may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments, and no more than 90% by any four investments. For this purpose, an investment in a Portfolio is treated not as a single investment but as an investment in each asset owned by the Portfolio, so long as shares of the Portfolio are owned only by separate accounts of insurance companies, by qualified pension and retirement plans, and by a limited class of other investors. The Portfolios are and will be so owned. Thus so long as each Portfolio meets the section 817(h) diversification tests, each Contract will also meet those tests. See the prospectus for the Contracts.

The foregoing is only a summary of some of the important federal income tax considerations generally affecting a Portfolio and you; see the SAI for a more detailed discussion. You are urged to consult your tax advisers.

REPORT TO POLICYHOLDERS

The fiscal year of each Portfolio ends on December 31 of each year. The Trust will send to you, at least semi-annually, reports which show the Portfolios' composition and other information. An annual report, with audited information, will be sent to you each year.

SALES AND PURCHASES OF SHARES


The Trust does not sell its shares directly to the public. The Trust continuously sells Class A shares, Class B shares and Class E shares of the Portfolios, as applicable, only to the separate accounts of MetLife to fund Contracts. The Trust could also offer shares to other separate accounts of other insurers if approved by the Board of Trustees.


PURCHASE AND REDEMPTION OF SHARES

MetLife Investors Distribution Company is the principal underwriter and distributor of the Trust's shares. MetLife Investors Distribution Company places orders for the purchase or redemption of shares of each Portfolio based on, among other things, the amount of net Contract premiums or purchase payments transferred to the separate accounts, transfers to or from a separate account investment division and benefit payments to be effected on a given date pursuant to the terms of the Contract. Such orders are effected, without sales charge, at the net asset value per share for each Portfolio determined on that same date. The Trust reserves the right to reject or limit all or part of any purchase or exchange order for any reason.

The Portfolios are available as investment options under a number of different variable insurance products, many of which do not limit the number of transfers among the available underlying funds. A large number of transfers could raise transaction costs for a Portfolio and could require the Adviser to maintain increased cash reserves, which could harm performance in rising markets.


Shares of the Portfolios are sold and redeemed at their net asset value without the imposition of any sales commission or redemption charge. Class A shares are not subject to a Rule 12b-1 fee. Class B shares are subject to a Rule 12b-1 fee of 0.25% of average daily net assets, and Class E shares are subject to a Rule 12b-1 fee of 0.15% of average daily net assets. (However, certain sales or other charges may apply to the Contract, as described in the Contract prospectus.) Under certain circumstances, redemption proceeds may be paid in securities or other property rather than in cash if the Manager determines it is in the best interests of the Trust.

MARKET TIMING

The Trust's Board of Trustees has adopted certain procedures, described below, to discourage certain types of trading in Portfolio shares that may be harmful to long-term investors, specifically (i) trading that is designed to exploit pricing inefficiencies and thereby dilute the returns of long-term investors; or (ii) frequent trading by an investor that generates sufficiently volatile cash flows to be disruptive to a portfolio manager's ability to manage a Portfolio's assets ((i) or (ii), "market timing"). The Trust is not intended for investment by market timers. The Trust does not knowingly accommodate market timing in any Portfolio and, to the Trust's knowledge, there are no arrangements currently in place that are designed to permit any contract owner to engage in market timing. As discussed above, the Trust reserves the right to reject or limit all or part of any purchase or exchange order for any reason.


The Trust requires that the insurance company separate accounts that invest in the Portfolios have in place policies and procedures reasonably designed to detect and deter market timing in the separate accounts by contract owners. In addition, the Manager monitors cash flows of certain Portfolios identified as presenting pricing inefficiencies that could potentially be exploited by market timers, and, with respect to each Portfolio, conducts certain tests to help detect cash outflows or cash flow volatility that may be disruptive to a portfolio manager's ability to manage the Portfolio. If, based on such monitoring, the Manager believes (i) that a Portfolio's cash flows may reflect a pattern of market timing or (ii) that a Portfolio's cash flows may reflect frequent trading that is disruptive to the management of the Portfolio and it is appropriate given the context of the cash flow volatility (e.g., type of Portfolio, amount of assets), the Manager will refer the matter to the appropriate insurance company or companies.

Further, in accordance with Rule 22c-2 under the 1940 Act, the Trust has contracted with insurance separate accounts to enable it to request and receive information regarding transactions in the shares of the Trust's Portfolios and limit transactions that violate the Trust's policies on market timing.


If the Trust finds that any insurance company has in place inadequate policies and procedures, with respect to a particular separate account, to detect and deter market timing in Portfolio shares and there is evidence of market timing in that separate account, the Trust or any of its Portfolios may be discontinued as an investment option of that separate account. In such an event, all contract owners of such separate account would no longer be able to make new investments in the Trust or any of its Portfolios. The Trust reserves the right to modify this policy, including any procedures established from time to time to effectuate this policy, at any time without notice.

LIMITATIONS ON THE TRUST'S ABILITY TO DETECT AND DETER MARKET TIMING

The Portfolios are available as investment options under a number of different variable insurance products. Owners of these variable insurance products transfer value among sub-accounts of the insurance company separate accounts by contacting the insurance companies.

The resulting purchases and redemptions of Portfolio shares are made through omnibus accounts of the insurance companies. The right of an owner of such a variable insurance product to transfer among sub-accounts is governed by a contract between the insurance company and such owner. Many of these contracts do not limit the number of transfers among the available underlying funds that a contract owner may make. The terms of these contracts, the presence of financial intermediaries (including the insurance companies) between the Trust and contract owners, the utilization of omnibus accounts by these intermediaries and other factors such as state insurance laws may limit the Trust's ability to detect and deter market timing. Multiple tiers of such financial intermediaries may further compound the Trust's difficulty in detecting and deterring such market timing activities.

RISKS ASSOCIATED WITH MARKET TIMING GENERALLY

While the Trust will try to detect and deter market timing by utilizing the procedures described above, these procedures may not be successful in identifying or deterring market timing. By realizing profits through short-term trading, contract owners that engage in market timing activities may dilute the value of shares held by long-term investors. Cashflow volatility resulting from frequent trading of Portfolio shares, especially involving large dollar amounts, may disrupt a portfolio manager's ability to manage the Portfolio's assets. Frequent trading may be disruptive if it makes it difficult for a Portfolio to implement its long-term investment strategies, for example by causing the Portfolio to maintain a higher level of its assets in cash to accommodate such frequent trading. Frequent trading may also be disruptive if it forces a Portfolio to sell portfolio securities at inopportune times to raise cash to accommodate such trading activity. In addition, frequent trading may cause a Portfolio to incur increased expenses. For example, as a result of such frequent trading, a Portfolio may be forced to liquidate investments and thereby incur increased brokerage costs and realization of taxable capital gains without attaining any investment advantage. All of these factors may adversely affect Portfolio performance.

Associated with an investment in a Portfolio that itself invests in securities that are, for example, thinly traded, traded infrequently, or relatively less liquid is the risk that the current market price for the securities may not accurately reflect current market values. A market timer may seek to engage in strategies designed to take advantage of these pricing differences ("price arbitrage") and thereby dilute the returns of long-term investors. Portfolios that may be adversely affected by price arbitrage include those Portfolios that significantly invest in small cap equity securities and in certain fixed-income securities, such as high yield bonds.

A Portfolio that invests significantly in foreign securities may be particularly susceptible to strategies designed to exploit pricing inefficiencies. This is because foreign securities are typically traded on markets that close well before the time a Portfolio calculates its net asset value (typically at 4:00 p.m. Eastern Time), which gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities. The time zone differences among international stock markets can allow a market timer engaging in certain strategies to exploit differences in Portfolio share prices that are based on closing prices of foreign securities established some time before the Portfolio calculates its own share price (a type of price arbitrage referred to as "time zone arbitrage"). As discussed more fully below, the Trust has procedures, referred to as fair value pricing, that allow the Trust to adjust closing market prices of foreign securities to reflect what is believed to be the fair value of those secu-rities at the time a Portfolio calculates its net asset value. While there is no assurance, the Portfolios expect that the use of fair value pricing will reduce a market timer's ability to engage in time zone arbitrage to the detriment of Portfolio shareholders.

VALUATION OF SHARES


Each Portfolio's net asset value ("NAV") per share is ordinarily determined once daily, as of the close of the regular session of business on the New York Stock Exchange (NYSE) (usually at 4:00 p.m., Eastern Time), on each day the NYSE is open. To the extent that the Portfolio's assets are traded in other markets when the NYSE is closed, the value of the Portfolio's assets may be effected on days when the Trust is not open for business. In addition, trading in some of the Portfolio's assets may not occur when the Trust is open for business.

NAV of a Portfolio share is computed by dividing the value of the net assets of the Portfolio by the total number of shares outstanding in the Portfolio. Share prices for any transaction are those next calculated after receipt of an order.


Except for money market instruments maturing in 60 days or less and foreign securities as discussed below, securities held by the Portfolios are valued at market value. If market values are not readily available, or if available market quotations are not reliable, securities are priced at their fair value as determined by the Valuation Committee of the Trust's Board of Trustees using procedures approved by the Board of Trustees. The Portfolios may use fair value pricing if the value of a security has been materially affected by events occurring before the Portfolio's calculation of NAV but after the close of the primary markets on which the security is traded. The Portfolios may also use fair value pricing if reliable market quotations are unavailable due to infrequent trading or if trading in a particular security was halted during the day and did not resume prior to the Portfolios' calculation of NAV. The use of fair value pricing has the effect of valuing a security based upon the price a Portfolio might reasonably expect to receive if it sold that security but does not guarantee that the security can be sold at the fair value price. Further, because of the inherent uncertainty of fair valuation, a fair valuation price may differ significantly from the value that would have been used had a ready market for the investment existed, and these differences could be material. With respect to any portion of a Portfolio's assets that is invested in other open-end investment companies, that portion of the Portfolio's NAV is calculated based on the NAV of that investment company. The prospectus for the other investment company explains the circumstances and effects of fair value pricing for that investment company.

Each Portfolio has retained a third party pricing service to automatically fair value each of its investments that is traded principally on a foreign exchange or market, subject to adjustment by the Trust's Valuation Committee. The Valuation Committee will regularly monitor and review the services provided by the pricing service to the Portfolios and periodically report to the Board on the pricing services' performance.

Money market instruments maturing in 60 days or less are valued on the amortized cost basis.

FINANCIAL HIGHLIGHTS


The following financial highlights tables are intended to help you understand each Portfolio's Class A shares, Class B shares and Class E shares financial performance, as applicable, for the past 5 years (or for its period of operation in the case of Portfolios that have operated for less than 5 years). Certain information reflects financial results for a single Portfolio share. Total return in each table shows how much an investment in a Portfolio would have increased (or decreased) during each period (assuming reinvestment of all dividends and distributions). The information, except for Janus Forty Portfolio, has been audited by Deloitte & Touche LLP, whose report is included in the Annual Report of each Portfolio, which are available upon request. The information for the years ended December 31, 2005, December 31, 2006 and December 31, 2007 in the case of Janus Forty Portfolio has been audited by Deloitte & Touche LLP. For years 2003 and 2004, other independent accountants have audited this information.




                                             MET/AIM SMALL CAP GROWTH PORTFOLIO


                                                         FOR THE YEARS ENDED DECEMBER 31,
                                                      ---------------------------------------
CLASS A                                               2007(A) 2006(A) 2005(A) 2004(A) 2003(A)
---------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                   $13.53  $13.66  $12.84  $12.03   $8.65
                                                      ------- ------- ------- ------- -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT LOSS                                    (0.06)  (0.08)  (0.07)  (0.09)  (0.08)
NET REALIZED AND UNREALIZED GAINS                        1.60    1.97    1.18    0.90    3.46
                                                      ------- ------- ------- ------- -------
TOTAL FROM INVESTMENT OPERATIONS                         1.54    1.89    1.11    0.81    3.38
                                                      ------- ------- ------- ------- -------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                       --      --      --      --      --
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS          (0.21)  (2.02)  (0.29)      --      --
                                                      ------- ------- ------- ------- -------
TOTAL DISTRIBUTIONS                                    (0.21)  (2.02)  (0.29)      --      --
                                                      ------- ------- ------- ------- -------
NET ASSET VALUE, END OF PERIOD                         $14.86  $13.53  $13.66  $12.84  $12.03
                                                      ------- ------- ------- ------- -------
TOTAL RETURN                                           11.40%  13.91%   8.59%   6.73%  39.08%
                                                      ------- ------- ------- ------- -------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                $587.1  $329.3  $215.4   $92.5    $6.2
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES**                                              0.92%   0.97%   0.99%   1.03%   1.04%
NET INVESTMENT LOSS                                   (0.42)% (0.58)% (0.53)% (0.74)% (0.78)%
PORTFOLIO TURNOVER RATE                                 33.6%   56.4%   74.8%   94.9%   29.8%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                0.92%   0.98%  0.96%*  1.02%*   1.16%

--------------------------------------------------------------------------------

* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
** Prior to 05/01/2003, broker rebates were excluded from the calculation of the expense limitation.
(a) Net investment loss per share was calculated using average shares outstanding.

  MET/AIM SMALL CAP GROWTH PORTFOLIO



                                                         FOR THE YEARS ENDED DECEMBER 31,
                                                      ---------------------------------------
CLASS B                                               2007(A) 2006(A) 2005(A) 2004(A) 2003(A)
---------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                   $13.39  $13.51  $12.74  $11.97   $8.62
                                                      ------- ------- ------- ------- -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT LOSS                                    (0.10)  (0.11)  (0.10)  (0.12)  (0.11)
NET REALIZED AND UNREALIZED GAINS                        1.58    2.01    1.16    0.89    3.46
                                                      ------- ------- ------- ------- -------
TOTAL FROM INVESTMENT OPERATIONS                         1.48    1.90    1.06    0.77    3.35
                                                      ------- ------- ------- ------- -------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                       --      --      --      --      --
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS          (0.21)  (2.02)  (0.29)      --      --
                                                      ------- ------- ------- ------- -------
TOTAL DISTRIBUTIONS                                    (0.21)  (2.02)  (0.29)      --      --
                                                      ------- ------- ------- ------- -------
NET ASSET VALUE, END OF PERIOD                         $14.66  $13.39  $13.51  $12.74  $11.97
                                                      ------- ------- ------- ------- -------
TOTAL RETURN                                           11.07%  14.18%   8.27%   6.43%  38.86%
                                                      ------- ------- ------- ------- -------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                $292.0  $299.7  $297.1  $309.7  $206.3
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES**                                              1.16%   1.21%   1.25%   1.29%   1.30%
NET INVESTMENT LOSS                                   (0.69)% (0.83)% (0.80)% (1.03)% (1.04)%
PORTFOLIO TURNOVER RATE                                 33.6%   56.4%   74.8%   94.9%   29.8%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                1.17%   1.23%  1.20%*  1.23%*   1.36%

--------------------------------------------------------------------------------

* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
** Prior to 05/01/2003, broker rebates were excluded from the calculation of the expense limitation.
(a) Net investment loss per share was calculated using average shares outstanding.

                                             MET/AIM SMALL CAP GROWTH PORTFOLIO



                                                         FOR THE YEARS ENDED DECEMBER 31,
                                                      ---------------------------------------
CLASS E                                               2007(A) 2006(A) 2005(A) 2004(A) 2003(A)
---------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                   $13.50  $13.60  $12.80  $12.01   $8.64
                                                      ------- ------- ------- ------- -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT LOSS                                    (0.09)  (0.10)  (0.09)  (0.11)  (0.10)
NET REALIZED AND UNREALIZED GAINS                        1.60    2.02    1.18    0.90    3.47
                                                      ------- ------- ------- ------- -------
TOTAL FROM INVESTMENT OPERATIONS                         1.51    1.92    1.09    0.79    3.37
                                                      ------- ------- ------- ------- -------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                       --      --      --      --      --
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS          (0.21)  (2.02)  (0.29)      --      --
                                                      ------- ------- ------- ------- -------
TOTAL DISTRIBUTIONS                                    (0.21)  (2.02)  (0.29)      --      --
                                                      ------- ------- ------- ------- -------
NET ASSET VALUE, END OF PERIOD                         $14.80  $13.50  $13.60  $12.80  $12.01
                                                      ------- ------- ------- ------- -------
TOTAL RETURN                                           11.20%  14.25%   8.46%   6.58%  39.00%
                                                      ------- ------- ------- ------- -------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                 $17.9   $15.4   $13.4   $12.4    $8.6
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES**                                              1.07%   1.11%   1.15%   1.18%   1.20%
NET INVESTMENT LOSS                                   (0.58)% (0.73)% (0.70)% (0.93)% (0.94)%
PORTFOLIO TURNOVER RATE                                 33.6%   56.4%   74.8%   94.9%   29.8%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                1.07%   1.13%  1.11%*  1.13%*   1.25%

--------------------------------------------------------------------------------

* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
** Prior to 05/01/2003, broker rebates were excluded from the calculation of the expense limitation.
(a) Net investment loss per share was calculated using average shares outstanding.

  CLARION GLOBAL REAL ESTATE PORTFOLIO#
(FORMERLY NEUBERGER BERMAN REAL ESTATE PORTFOLIO)



                                                                               FOR THE PERIOD FROM
                                                                                   MAY 1, 2004
                                                        FOR THE YEARS ENDED      (COMMENCEMENT OF
                                                            DECEMBER 31,          OPERATIONS) TO
                                                      ------------------------ DECEMBER 31, 2004(A)
CLASS A                                               2007(A)  2006(A) 2005(A) --------------------
-------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                    $18.13 $14.15  $12.47          $10.00
                                                      -------- ------  ------        --------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                     0.22   0.28    0.30            0.55
NET REALIZED AND UNREALIZED GAINS (LOSSES)              (2.59)   4.81    1.40            2.42
                                                      -------- ------  ------        --------
TOTAL FROM INVESTMENT OPERATIONS                        (2.37)   5.09    1.70            2.97
                                                      -------- ------  ------        --------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                    (0.19) (0.19)      --          (0.22)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS           (1.49) (0.92)  (0.02)          (0.28)
                                                      -------- ------  ------        --------
TOTAL DISTRIBUTIONS                                     (1.68) (1.11)  (0.02)          (0.50)
                                                      -------- ------  ------        --------
NET ASSET VALUE, END OF PERIOD                          $14.08 $18.13  $14.15          $12.47
                                                      -------- ------  ------        --------
TOTAL RETURN                                          (14.79)% 37.90%  13.61%        29.73%++
                                                      -------- ------  ------        --------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                 $711.9 $627.5  $204.1           $77.1
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                 0.62%  0.66%   0.69%          0.84%+
NET INVESTMENT INCOME                                    1.35%  1.74%   2.27%          6.76%+
PORTFOLIO TURNOVER RATE                                 110.0%  73.0%   13.5%         52.3%++
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                 0.65%  0.70%   0.70%          0.84%+

--------------------------------------------------------------------------------

# Effective April 28, 2008, the Portfolio changed its name to Clarion Global Real Estate Portfolio and ING Clarion Real Estate Securities L.P. became the Portfolio's Adviser.
+  Annualized
++ Non-annualized
(a) Net Investment income per share was calculated using average shares outstanding.

                                          CLARION GLOBAL REAL ESTATE PORTFOLIO#
                              (FORMERLY NEUBERGER BERMAN REAL ESTATE PORTFOLIO)



                                                                               FOR THE PERIOD FROM
                                                                                   MAY 1, 2004
                                                        FOR THE YEARS ENDED      (COMMENCEMENT OF
                                                            DECEMBER 31,          OPERATIONS) TO
                                                      ------------------------ DECEMBER 31, 2004(A)
CLASS B                                               2007(A)  2006(A) 2005(A) --------------------
-------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                    $18.06 $14.11  $12.47          $10.00
                                                      -------- ------  ------        --------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                     0.21   0.23    0.26            0.26
NET REALIZED AND UNREALIZED GAINS (LOSSES)              (2.62)   4.81    1.40            2.69
                                                      -------- ------  ------        --------
TOTAL FROM INVESTMENT OPERATIONS                        (2.41)   5.04    1.66            2.95
                                                      -------- ------  ------        --------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                    (0.15) (0.17)      --          (0.20)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS           (1.49) (0.92)  (0.02)          (0.28)
                                                      -------- ------  ------        --------
TOTAL DISTRIBUTIONS                                     (1.64) (1.09)  (0.02)          (0.48)
                                                      -------- ------  ------        --------
NET ASSET VALUE, END OF PERIOD                          $14.01 $18.06  $14.11          $12.47
                                                      -------- ------  ------        --------
TOTAL RETURN                                          (15.01)% 37.58%  13.29%        29.55%++
                                                      -------- ------  ------        --------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                 $484.8 $623.4  $316.4          $167.2
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                 0.87%  0.92%   0.94%          0.98%+
NET INVESTMENT INCOME                                    1.30%  1.43%   2.00%          3.45%+
PORTFOLIO TURNOVER RATE                                 110.0%  73.0%   13.5%         52.3%++
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                 0.90%  0.95%   0.95%          0.98%+

--------------------------------------------------------------------------------

# Effective April 28, 2008, the Portfolio changed its name to Clarion Global Real Estate Portfolio and ING Clarion Real Estate Securities L.P. became the Portfolio's Adviser.
+  Annualized
++ Non-annualized
(a) Net Investment income per share was calculated using average shares outstanding.

  CLARION GLOBAL REAL ESTATE PORTFOLIO#
(FORMERLY NEUBERGER BERMAN REAL ESTATE PORTFOLIO)



                                                                               FOR THE PERIOD FROM
                                                                                   MAY 1, 2004
                                                        FOR THE YEARS ENDED      (COMMENCEMENT OF
                                                            DECEMBER 31,          OPERATIONS) TO
                                                      ------------------------ DECEMBER 31, 2004(A)
CLASS E                                               2007(A)  2006(A) 2005(A) --------------------
-------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                    $18.08 $14.13  $12.47          $10.00
                                                      -------- ------  ------        --------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                     0.26   0.25    0.28            0.33
NET REALIZED AND UNREALIZED GAINS (LOSSES)              (2.64)   4.80    1.40            2.64
                                                      -------- ------  ------        --------
TOTAL FROM INVESTMENT OPERATIONS                        (2.38)   5.05    1.68            2.97
                                                      -------- ------  ------        --------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                    (0.17) (0.18)      --          (0.22)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS           (1.49) (0.92)  (0.02)          (0.28)
                                                      -------- ------  ------        --------
TOTAL DISTRIBUTIONS                                     (1.66) (1.10)  (0.02)          (0.50)
                                                      -------- ------  ------        --------
NET ASSET VALUE, END OF PERIOD                          $14.04 $18.08  $14.13          $12.47
                                                      -------- ------  ------        --------
TOTAL RETURN                                          (14.86)% 37.62%  13.45%        29.69%++
                                                      -------- ------  ------        --------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                  $72.7 $119.2   $51.3           $20.9
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                 0.76%  0.82%   0.84%          0.91%+
NET INVESTMENT INCOME                                    1.54%  1.55%   2.14%          4.19%+
PORTFOLIO TURNOVER RATE                                 110.0%  73.0%   13.5%         52.3%++
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                 0.80%  0.85%   0.84%          0.91%+

--------------------------------------------------------------------------------

# Effective April 28, 2008, the Portfolio changed its name to Clarion Global Real Estate Portfolio and ING Clarion Real Estate Securities L.P. became the Portfolio's Adviser.
+  Annualized
++ Non-annualized
(a) Net Investment income per share was calculated using average shares outstanding.

                                              DREMAN SMALL CAP VALUE PORTFOLIO#



                                                                                 FOR THE PERIOD FROM
                                                                                     MAY 2, 2005
                                                             FOR THE YEARS ENDED   (COMMENCEMENT OF
                                                               DECEMBER 31,         OPERATIONS) TO
                                                             ------------------- DECEMBER 31, 2005(A)
CLASS A                                                      2007(A)    2006(A)  --------------------
---------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                           $13.77   $11.20          $10.00
                                                              --------  ------         -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                            0.12     0.13            0.07
NET REALIZED AND UNREALIZED GAINS (LOSSES)                     (0.25)     2.57            1.30
                                                              --------  ------         -------
TOTAL FROM INVESTMENT OPERATIONS                               (0.13)     2.70            1.37
                                                              --------  ------         -------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                               --   (0.06)          (0.05)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS                  (0.07)   (0.07)          (0.12)
                                                              --------  ------         -------
TOTAL DISTRIBUTIONS                                            (0.07)   (0.13)          (0.17)
                                                              --------  ------         -------
NET ASSET VALUE, END OF PERIOD                                 $13.57   $13.77          $11.20
                                                              --------  ------         -------
TOTAL RETURN                                                  (0.97)%   24.23%         13.56%+
                                                              --------  ------         -------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                        $225.2    $83.6            $5.0
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                        0.92%    1.10%         1.10%++
NET INVESTMENT INCOME                                           0.89%    0.99%         0.86%++
PORTFOLIO TURNOVER RATE                                         69.6%    62.0%          55.0%+
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS BEFORE
REIMBURSEMENT BY THE MANAGER AND BROKER REBATES:             0.95%(b)    1.40%         3.83%++

--------------------------------------------------------------------------------

# On May 1, 2006, the Portfolio received, through a plan of reorganization, all of the assets and assumed the liabilities of the Style Focus Series:
   Small Cap Value Portfolio, a portfolio of The Travelers Series Trust, that followed the same investment objective as the Portfolio. The information for the period prior to May 1, 2006 is that of the predecessor Style Focus
   Series: Small Cap Value Portfolio.
+  Non-annualized
++ Annualized
(a) Net investment income per share was calculated using average shares outstanding.
(b) Excludes effect of deferred expense reimbursement.

  HARRIS OAKMARK INTERNATIONAL PORTFOLIO



                                                           FOR THE YEARS ENDED DECEMBER 31,
                                                      -------------------------------------------
CLASS A                                               2007(A)  2006(A)  2005(A)  2004(A)  2003(A)
-------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                    $19.03   $16.23 $14.36     $11.89  $8.89
                                                      -------- -------- ------  --------- ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                     0.33     0.31   0.21       0.04   0.08
NET REALIZED AND UNREALIZED GAINS (LOSSES)              (0.35)     4.20   1.87       2.43   3.06
                                                      -------- -------- ------  --------- ------
TOTAL FROM INVESTMENT OPERATIONS                        (0.02)     4.51   2.08       2.47   3.14
                                                      -------- -------- ------  --------- ------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                    (0.18)   (0.49) (0.02)  (0.00)(b) (0.11)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS           (1.56)   (1.22) (0.19)         -- (0.03)
                                                      -------- -------- ------  --------- ------
TOTAL DISTRIBUTIONS                                     (1.74)   (1.71) (0.21)  (0.00)(b) (0.14)
                                                      -------- -------- ------  --------- ------
NET ASSET VALUE, END OF PERIOD                          $17.27   $19.03 $16.23     $14.36 $11.89
                                                      -------- -------- ------  --------- ------
TOTAL RETURN                                           (0.86)%   29.20% 14.48%     20.80% 35.36%
                                                      -------- -------- ------  --------- ------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)               $1,458.3 $1,037.0 $644.5     $276.4   $8.4
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES**                                               0.86%    0.97%  0.94%      1.04%  1.16%
NET INVESTMENT INCOME                                    1.76%    1.77%  1.37%      0.32%  0.80%
PORTFOLIO TURNOVER RATE                                  49.6%    45.9%  11.5%      11.3%  22.1%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                 0.86%    0.98%  0.96%     1.03%* 1.21%*
RATIO OF EXPENSES TO AVERAGE NET ASSETS AFTER BROKER
REBATES:**                                                 N/A      N/A    N/A        N/A  1.15%

--------------------------------------------------------------------------------

* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
** Prior to 05/01/2003, broker rebates were excluded from the calculation of the expense limitation.
N/A Not applicable
(a) Net investment income per share was calculated using average shares outstanding.
(b) Rounds to less than $0.005 per share.

                                         HARRIS OAKMARK INTERNATIONAL PORTFOLIO



                                                         FOR THE YEARS ENDED DECEMBER 31,
                                                      ---------------------------------------
CLASS B                                               2007(A) 2006(A) 2005(A) 2004(A) 2003(A)
---------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                   $18.87 $16.11  $14.27  $11.84   $8.87
                                                      ------- ------  ------  ------  ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                    0.30   0.26    0.17    0.16    0.02
NET REALIZED AND UNREALIZED GAINS (LOSSES)             (0.36)   4.17    1.86    2.27    3.08
                                                      ------- ------  ------  ------  ------
TOTAL FROM INVESTMENT OPERATIONS                       (0.06)   4.43    2.03    2.43    3.10
                                                      ------- ------  ------  ------  ------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                   (0.16) (0.45)      --      --  (0.10)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS          (1.56) (1.22)  (0.19)      --  (0.03)
                                                      ------- ------  ------  ------  ------
TOTAL DISTRIBUTIONS                                    (1.72) (1.67)  (0.19)      --  (0.13)
                                                      ------- ------  ------  ------  ------
NET ASSET VALUE, END OF PERIOD                         $17.09 $18.87  $16.11  $14.27  $11.84
                                                      ------- ------  ------  ------  ------
TOTAL RETURN                                          (1.12)% 28.85%  14.24%  20.52%  34.96%
                                                      ------- ------  ------  ------  ------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                $862.6 $856.2  $554.3  $483.9  $288.0
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES**                                              1.10%  1.22%   1.19%   1.23%   1.43%
NET INVESTMENT INCOME                                   1.60%  1.49%   1.11%   1.27%   0.17%
PORTFOLIO TURNOVER RATE                                 49.6%  45.9%   11.5%   11.3%   22.1%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                1.10%  1.23%   1.20%  1.22%*  1.33%*
RATIO OF EXPENSES TO AVERAGE NET ASSETS AFTER BROKER
REBATES:**                                                N/A    N/A     N/A     N/A   1.43%

--------------------------------------------------------------------------------

* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
** Prior to 05/01/2003, broker rebates were excluded from the calculation of the expense limitation.
N/A Not applicable
(a) Net investment income per share was calculated using average shares outstanding.

  HARRIS OAKMARK INTERNATIONAL PORTFOLIO



                                                         FOR THE YEARS ENDED DECEMBER 31,
                                                     -----------------------------------------
CLASS E                                              2007(A) 2006(A) 2005(A)  2004(A)  2003(A)
----------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                  $18.91 $16.14  $14.30     $11.85  $8.87
                                                     ------- ------  ------  --------- ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                   0.33   0.27    0.19       0.17   0.03
NET REALIZED AND UNREALIZED GAINS (LOSSES)            (0.37)   4.18    1.85       2.28   3.08
                                                     ------- ------  ------  --------- ------
TOTAL FROM INVESTMENT OPERATIONS                      (0.04)   4.45    2.04       2.45   3.11
                                                     ------- ------  ------  --------- ------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                  (0.17) (0.46)  (0.01)  (0.00)(b) (0.10)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS         (1.56) (1.22)  (0.19)         -- (0.03)
                                                     ------- ------  ------  --------- ------
TOTAL DISTRIBUTIONS                                   (1.73) (1.68)  (0.20)  (0.00)(b) (0.13)
                                                     ------- ------  ------  --------- ------
NET ASSET VALUE, END OF PERIOD                        $17.14 $18.91  $16.14     $14.30 $11.85
                                                     ------- ------  ------  --------- ------
TOTAL RETURN                                         (1.00)% 28.98%  14.27%     20.69% 35.14%
                                                     ------- ------  ------  --------- ------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)               $198.8 $221.0  $130.4      $75.5  $23.6
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES**                                             1.00%  1.13%   1.09%      1.14%  1.33%
NET INVESTMENT INCOME                                  1.75%  1.54%   1.25%      1.31%  0.24%
PORTFOLIO TURNOVER RATE                                49.6%  45.9%   11.5%      11.3%  22.1%
RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                               1.00%  1.13%   1.10%     1.12%* 1.24%*
RATIO OF EXPENSES TO AVERAGE NET ASSETS AFTER BROKER
REBATES:**                                               N/A    N/A     N/A        N/A  1.33%

--------------------------------------------------------------------------------

* Excludes effect of deferred expense reimbursement by the Portfolio Manager. ** Prior to 05/01/2003, broker rebates were excluded from the calculation of the expense limitation.
N/A Not applicable.
(a) Net investment income per share was calculated using average shares outstanding.

(b) Rounds to less than $0.005 per share.

                                                         JANUS FORTY PORTFOLIO#



                                                            FOR THE YEARS ENDED DECEMBER 31,
                                                      --------------------------------------------
CLASS A                                               2007(A)  2006(A) 2005(A)  2004(A)   2003(A)
--------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                    $77.64 $78.28    $66.23   $55.41    $44.38
                                                      -------- ------  -------- -------- ---------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME (LOSS)                              0.17   0.14    (0.04)   (0.09)      0.07
NET REALIZED AND UNREALIZED GAINS                        20.21   2.13     12.09    10.91     10.99
                                                      -------- ------  -------- -------- ---------
TOTAL FROM INVESTMENT OPERATIONS                         20.38   2.27     12.05    10.82     11.06
                                                      -------- ------  -------- -------- ---------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                    (0.15)     --        --       --    (0.03)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS          (14.06) (2.91)        --       --        --
RETURN OF CAPITAL                                           --     --        --       -- (0.00)(b)
                                                      -------- ------  -------- -------- ---------
TOTAL DISTRIBUTIONS                                    (14.21) (2.91)        --       --    (0.03)
                                                      -------- ------  -------- -------- ---------
NET ASSET VALUE, END OF PERIOD                          $83.81 $77.64    $78.28   $66.23    $55.41
                                                      -------- ------  -------- -------- ---------
TOTAL RETURN                                            30.46%  3.08%    18.19%   19.53%    24.91%
                                                      -------- ------  -------- -------- ---------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)               $1,122.3 $990.1  $1,137.0 $1,042.0    $986.0
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                 0.69%  0.73%     0.78%    0.82%     0.82%
NET INVESTMENT INCOME (LOSS)                             0.23%  0.19%   (0.06)%  (0.15)%     0.14%
PORTFOLIO TURNOVER RATE                                  30.1%  60.5%     30.0%    16.0%     59.0%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                 0.70%  0.73%     0.78%    0.82%     0.84%

--------------------------------------------------------------------------------

# On May 1, 2006, the Portfolio received, through a plan of reorganization, all of the assets and assumed the liabilities of the Capital Appreciation Fund, that followed the same investment objective as the Portfolio. The information for each of the periods prior to May 1, 2006 is that of the predecessor Capital Appreciation Fund.
(a) Net investment income (loss) per share was calculated using average shares outstanding.
(b) Rounds to less than $0.005 per share.

  JANUS FORTY PORTFOLIO



                                                             FOR THE PERIOD FROM
                                                                APRIL 28, 2007
                                                               (COMMENCEMENT OF
                                                                OPERATIONS) TO
CLASS B                                                      DECEMBER 31, 2007(A)
---------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                                 $66.33
                                                                   --------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT LOSS                                                  (0.11)
NET REALIZED AND UNREALIZED GAINS                                     14.84
                                                                   --------
TOTAL FROM INVESTMENT OPERATIONS                                      14.73
                                                                   --------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                                     --
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS                            --
                                                                   --------
TOTAL DISTRIBUTIONS                                                      --
                                                                   --------
NET ASSET VALUE, END OF PERIOD                                       $81.06
                                                                   --------
TOTAL RETURN                                                       22.21%++
                                                                   --------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                               $47.2
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                             0.96%+
NET INVESTMENT LOSS                                                (0.21)%+
PORTFOLIO TURNOVER RATE                                             30.1%++
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS BEFORE
REIMBURSEMENT BY THE MANAGER AND BROKER REBATES:                     0.96%+

--------------------------------------------------------------------------------

+  Annualized
++ Non-annualized
(a) Net investment income per share was calculated using average shares outstanding.

                                                          JANUS FORTY PORTFOLIO



                                                             FOR THE PERIOD FROM
                                                                APRIL 28, 2007
                                                               (COMMENCEMENT OF
                                                                OPERATIONS) TO
CLASS E                                                      DECEMBER 31, 2007(A)
---------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                                 $67.23
                                                                   --------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT LOSS                                                  (0.05)
NET REALIZED AND UNREALIZED GAINS                                     15.04
                                                                   --------
TOTAL FROM INVESTMENT OPERATIONS                                      14.99
                                                                   --------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                                     --
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS                            --
                                                                   --------
TOTAL DISTRIBUTIONS                                                      --
                                                                   --------
NET ASSET VALUE, END OF PERIOD                                       $82.22
                                                                   --------
TOTAL RETURN                                                       22.30%++
                                                                   --------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                               $14.6
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                             0.86%+
NET INVESTMENT LOSS                                                (0.10)%+
PORTFOLIO TURNOVER RATE                                             30.1%++
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS BEFORE
REIMBURSEMENT BY THE MANAGER AND BROKER REBATES:                     0.86%+

--------------------------------------------------------------------------------

+  Annualized
++ Non-annualized
(a) Net investment income per share was calculated using average shares outstanding.

  LAZARD MID CAP PORTFOLIO



                                                         FOR THE YEARS ENDED DECEMBER 31,
                                                      ---------------------------------------
CLASS A                                               2007(A) 2006(A) 2005(A) 2004(A) 2003(A)
---------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                   $13.74 $13.65  $14.13  $12.33   $9.85
                                                      ------- ------  ------  ------  ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                    0.13   0.10    0.04    0.08    0.01
NET REALIZED AND UNREALIZED GAINS (LOSSES)             (0.33)   1.75    1.16    1.72    2.58
                                                      ------- ------  ------  ------  ------
TOTAL FROM INVESTMENT OPERATIONS                       (0.20)   1.85    1.20    1.80    2.59
                                                      ------- ------  ------  ------  ------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                   (0.09) (0.08)  (0.06)      --  (0.01)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS          (1.28) (1.68)  (1.62)      --  (0.10)
                                                      ------- ------  ------  ------  ------
TOTAL DISTRIBUTIONS                                    (1.37) (1.76)  (1.68)      --  (0.11)
                                                      ------- ------  ------  ------  ------
NET ASSET VALUE, END OF PERIOD                         $12.17 $13.74  $13.65  $14.13  $12.33
                                                      ------- ------  ------  ------  ------
TOTAL RETURN                                          (2.47)% 14.87%   8.40%  14.60%  26.42%
                                                      ------- ------  ------  ------  ------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                $550.8 $312.2   $89.0   $58.8    $4.5
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES**                                              0.75%  0.77%   0.79%   0.85%   0.93%
NET INVESTMENT INCOME                                   0.96%  0.76%   0.63%   0.59%   0.10%
PORTFOLIO TURNOVER RATE                                 89.9%  65.4%  170.0%   90.7%   36.2%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                0.76%  0.80%   0.82%  0.83%*  0.96%*
RATIO OF EXPENSES TO AVERAGE NET ASSETS AFTER BROKER
REBATES:**                                                N/A    N/A     N/A     N/A   0.92%

--------------------------------------------------------------------------------

* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
** Prior to 05/01/2003, broker rebates were excluded from the calculation of the expense limitation.
N/A Not applicable
(a) Net investment income per share was calculated using average shares outstanding.

                                                       LAZARD MID CAP PORTFOLIO



                                                          FOR THE YEARS ENDED DECEMBER 31,
                                                      -----------------------------------------
CLASS B                                               2007(A) 2006(A) 2005(A) 2004(A)  2003(A)
-----------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                   $13.65 $13.57  $14.05  $12.29      $9.83
                                                      ------- ------  ------  ------  ---------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME (LOSS)                             0.09   0.06    0.05    0.02     (0.01)
NET REALIZED AND UNREALIZED GAINS (LOSSES)             (0.31)   1.74    1.10    1.74       2.57
                                                      ------- ------  ------  ------  ---------
TOTAL FROM INVESTMENT OPERATIONS                       (0.22)   1.80    1.15    1.76       2.56
                                                      ------- ------  ------  ------  ---------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                   (0.05) (0.04)  (0.01)      --  (0.00)(b)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS          (1.28) (1.68)  (1.62)      --     (0.10)
                                                      ------- ------  ------  ------  ---------
TOTAL DISTRIBUTIONS                                    (1.33) (1.72)  (1.63)      --     (0.10)
                                                      ------- ------  ------  ------  ---------
NET ASSET VALUE, END OF PERIOD                         $12.10 $13.65  $13.57  $14.05     $12.29
                                                      ------- ------  ------  ------  ---------
TOTAL RETURN                                          (2.71)% 14.67%   8.06%  14.32%     26.03%
                                                      ------- ------  ------  ------  ---------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                $243.6 $216.8  $200.4  $211.0     $211.8
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES**                                              0.99%  1.02%   1.03%   1.08%      1.19%
NET INVESTMENT INCOME (LOSS)                            0.67%  0.48%   0.38%   0.16%    (0.08)%
PORTFOLIO TURNOVER RATE                                 89.9%  65.4%  170.0%   90.7%      36.2%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                1.00%  1.05%   1.07%  1.03%*     1.15%*
RATIO OF EXPENSES TO AVERAGE NET ASSETS AFTER BROKER
REBATES:**                                                N/A    N/A     N/A     N/A      1.19%

--------------------------------------------------------------------------------

* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
** Prior to 05/01/2003, broker rebates were excluded from the calculation of the expense limitation.
N/A Not applicable
(a) Net investment income (loss) per share was calculated using average shares outstanding.
(b) Rounds to less than $0.005 per share.

  LAZARD MID CAP PORTFOLIO



                                                          FOR THE YEARS ENDED DECEMBER 31,
                                                      -----------------------------------------
CLASS E                                               2007(A) 2006(A) 2005(A) 2004(A)  2003(A)
-----------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                   $13.69 $13.61  $14.10  $12.32      $9.84
                                                      ------- ------  ------  ------  ---------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                    0.10   0.08    0.07    0.04    0.00(b)
NET REALIZED AND UNREALIZED GAINS (LOSSES)             (0.31)   1.74    1.10    1.74       2.58
                                                      ------- ------  ------  ------  ---------
TOTAL FROM INVESTMENT OPERATIONS                       (0.21)   1.82    1.17    1.78       2.58
                                                      ------- ------  ------  ------  ---------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                   (0.07) (0.06)  (0.04)      --  (0.00)(b)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS          (1.28) (1.68)  (1.62)      --     (0.10)
                                                      ------- ------  ------  ------  ---------
TOTAL DISTRIBUTIONS                                    (1.35) (1.74)  (1.66)      --     (0.10)
                                                      ------- ------  ------  ------  ---------
NET ASSET VALUE, END OF PERIOD                         $12.13 $13.69  $13.61  $14.10     $12.32
                                                      ------- ------  ------  ------  ---------
TOTAL RETURN                                          (2.64)% 14.74%   8.23%  14.45%     26.35%
                                                      ------- ------  ------  ------  ---------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                 $38.2  $36.0   $32.6   $30.5      $19.8
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES**                                              0.89%  0.93%   0.93%   0.98%      1.09%
NET INVESTMENT INCOME                                   0.76%  0.58%   0.49%   0.29%      0.02%
PORTFOLIO TURNOVER RATE                                 89.9%  65.4%  170.0%   90.7%      36.2%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                0.90%  0.95%   0.97%  0.94%*     1.07%*
RATIO OF EXPENSES TO AVERAGE NET ASSETS AFTER BROKER
REBATES:**                                                N/A    N/A     N/A     N/A      1.08%

--------------------------------------------------------------------------------

* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
** Prior to 05/01/2003, broker rebates were excluded from the calculation of the expense limitation.
N/A Not applicable.
(a) Net investment income per share was calculated using average shares outstanding.
(b) Rounds to less than $0.005 per share.

                                LEGG MASON PARTNERS AGGRESSIVE GROWTH PORTFOLIO



                                                           FOR THE YEARS ENDED DECEMBER 31,
                                                      -------------------------------------------
CLASS A                                               2007(A) 2006(A)   2005(A)   2004(A) 2003(A)
-------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                   $8.09    $8.70    $7.65     $7.03    $5.37
                                                      ------  ------- --------    ------  -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME (LOSS)                            0.01     0.03     0.00(b)   0.01   (0.01)
NET REALIZED AND UNREALIZED GAINS (LOSSES)              0.22   (0.14)     1.06      0.61     1.67
                                                      ------  ------- --------    ------  -------
TOTAL FROM INVESTMENT OPERATIONS                        0.23   (0.11)     1.06      0.62     1.66
                                                      ------  ------- --------    ------  -------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                  (0.02)       --       --        --       --
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS         (0.76)   (0.50)   (0.01)        --       --
                                                      ------  ------- --------    ------  -------
TOTAL DISTRIBUTIONS                                   (0.78)   (0.50)   (0.01)        --       --
                                                      ------  ------- --------    ------  -------
NET ASSET VALUE, END OF PERIOD                         $7.54    $8.09    $8.70     $7.65    $7.03
                                                      ------  ------- --------    ------  -------
TOTAL RETURN                                           2.60%  (1.60)%   13.84%     8.82%   30.91%
                                                      ------  ------- --------    ------  -------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)               $874.6   $607.7   $500.4    $250.8    $19.9
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES**                                             0.67%    0.73%    0.72%     0.90%    0.89%
NET INVESTMENT INCOME (LOSS)                           0.07%    0.33% 0.00%(b)     0.15%  (0.09)%
PORTFOLIO TURNOVER RATE                                 0.7%   190.3%   121.0%    104.7%    91.5%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
RATES:                                                 0.67%    0.75%   0.72%*    0.85%*   0.90%*
RATIO OF EXPENSES TO AVERAGE NET ASSETS AFTER BROKER
REBATES:**                                             0.67%    0.73%      N/A       N/A    0.89%

--------------------------------------------------------------------------------

* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
** Prior to 05/01/2003, broker rebates were excluded from the calculation of the expense limitation.
N/A Not applicable
(a) Net investment income (loss) per share was calculated using average shares outstanding.
(b) Rounds to less than $0.005 per share.

  LEGG MASON PARTNERS AGGRESSIVE GROWTH PORTFOLIO



                                                         FOR THE YEARS ENDED DECEMBER 31,
                                                      ---------------------------------------
CLASS B                                               2007(A) 2006(A) 2005(A) 2004(A) 2003(A)
---------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                    $7.98   $8.60   $7.58   $6.99   $5.34
                                                      ------- ------- ------- ------- -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME (LOSS)                           (0.01)    0.01  (0.02)  (0.01)  (0.02)
NET REALIZED AND UNREALIZED GAINS (LOSSES)               0.21  (0.13)    1.05    0.60    1.67
                                                      ------- ------- ------- ------- -------
TOTAL FROM INVESTMENT OPERATIONS                         0.20  (0.12)    1.03    0.59    1.65
                                                      ------- ------- ------- ------- -------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                       --      --      --      --      --
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS          (0.76)  (0.50)  (0.01)      --      --
                                                      ------- ------- ------- ------- -------
TOTAL DISTRIBUTIONS                                    (0.76)  (0.50)  (0.01)      --      --
                                                      ------- ------- ------- ------- -------
NET ASSET VALUE, END OF PERIOD                          $7.42   $7.98   $8.60   $7.58   $6.99
                                                      ------- ------- ------- ------- -------
TOTAL RETURN                                            2.27% (1.74)%  13.58%   8.44%  30.90%
                                                      ------- ------- ------- ------- -------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                $222.3  $254.0  $277.8  $339.5  $252.6
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES**                                              0.92%   0.98%   0.97%   1.15%   1.14%
NET INVESTMENT INCOME (LOSS)                          (0.18)%   0.10% (0.25)% (0.11)% (0.37)%
PORTFOLIO TURNOVER RATE                                  0.7%  190.3%  121.0%  104.7%   91.5%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                0.92%   1.00%  0.97%*  1.08%*  1.18%*
RATIO OF EXPENSES TO AVERAGE NET ASSETS AFTER BROKER
REBATES:**                                              0.92%   0.98%     N/A     N/A   1.13%

--------------------------------------------------------------------------------

* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
** Prior to 05/01/2003, broker rebates were excluded from the calculation of the expense limitation.
N/A Not applicable
(a) Net investment income (loss) per share was calculated using average shares outstanding.

                                LEGG MASON PARTNERS AGGRESSIVE GROWTH PORTFOLIO



                                                                             FOR THE PERIOD FROM
                                                                                APRIL 17, 2003
                                                                               (COMMENCEMENT OF
                                           FOR THE YEARS ENDED DECEMBER 31,     OPERATIONS) TO
                                           --------------------------------- DECEMBER 31, 2003(A)
CLASS E                                     2007(A)  2006(A) 2005(A) 2004(A) --------------------
-----------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD           $8.01   $8.62   $7.59   $6.99          $5.65
                                           --------- ------- ------- -------       --------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME (LOSS)                  (0.01)    0.02  (0.01) 0.00(b)         (0.01)
NET REALIZED AND UNREALIZED GAINS (LOSSES)      0.21  (0.13)    1.05    0.60           1.35
                                           --------- ------- ------- -------       --------
TOTAL FROM INVESTMENT OPERATIONS                0.20  (0.11)    1.04    0.60           1.34
                                           --------- ------- ------- -------       --------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME       (0.00)(b)      --      --      --             --
DISTRIBUTIONS FROM NET REALIZED CAPITAL       (0.76)  (0.50)  (0.01)      --             --
GAINS                                      --------- ------- ------- -------       --------
TOTAL DISTRIBUTIONS                           (0.76)  (0.50)  (0.01)      --             --
                                           --------- ------- ------- -------       --------
NET ASSET VALUE, END OF PERIOD                 $7.45   $8.01   $8.62   $7.59          $6.99
                                           --------- ------- ------- -------       --------
TOTAL RETURN                                   2.32% (1.61)%  13.69%   8.58%        23.72%+
                                           --------- ------- ------- -------       --------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)         $4.6    $5.9    $6.4    $5.5           $4.1
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES**                                     0.82%   0.88%   0.87%   1.05%         1.10%++
NET INVESTMENT INCOME (LOSS)                 (0.08)%   0.20% (0.15)% (0.05)%       (0.26)%++
PORTFOLIO TURNOVER RATE                         0.7%  190.3%  121.0%  104.7%         91.5%+
(1) RATIO OF OPERATING EXPENSES TO AVERAGE
NET ASSETS BEFORE REIMBURSEMENT BY THE
MANAGER AND BROKER REBATES:                    0.82%   0.90%  0.87%*  0.98%*        1.04%++*
RATIO OF EXPENSES TO AVERAGE NET ASSETS
AFTER BROKER REBATES:**                        0.82%   0.88%     N/A     N/A         1.05%++

--------------------------------------------------------------------------------

+  Non-annualized
++ Annualized
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
** Prior to 05/01/2003, broker rebates were excluded from the calculation of the expense limitation.
N/A Not applicable
(a) Net investment income (loss) per share was calculated using average shares outstanding.
(b) Rounds to less than $0.005 per share.

  LEGG MASON VALUE EQUITY PORTFOLIO



                                                                                 FOR THE PERIOD FROM
                                                                                   NOVEMBER 1, 2005
                                                             FOR THE YEARS ENDED   (COMMENCEMENT OF
                                                               DECEMBER 31,         OPERATIONS) TO
                                                             ------------------- DECEMBER 31, 2005(A)
CLASS A                                                       2007(A)   2006(A)  --------------------
---------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                            $11.15  $10.65          $10.00
                                                             ---------  ------         -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                             0.03    0.03         0.00(b)
NET REALIZED AND UNREALIZED GAINS (LOSSES)                      (0.67)    0.70            0.65
                                                             ---------  ------         -------
TOTAL FROM INVESTMENT OPERATIONS                                (0.64)    0.73            0.65
                                                             ---------  ------         -------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                         (0.00)(b)  (0.02)              --
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS                   (0.01)  (0.21)              --
                                                             ---------  ------         -------
TOTAL DISTRIBUTIONS                                             (0.01)  (0.23)              --
                                                             ---------  ------         -------
NET ASSET VALUE, END OF PERIOD                                  $10.50  $11.15          $10.65
                                                             ---------  ------         -------
TOTAL RETURN                                                   (5.72)%   6.83%          6.50%+
                                                             ---------  ------         -------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                       $1,403.6  $972.7            $3.2
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                         0.66%   0.72%         0.80%++
NET INVESTMENT INCOME                                            0.30%   0.26%         0.08%++
PORTFOLIO TURNOVER RATE                                          27.5%   38.7%           9.1%+
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS BEFORE
REIMBURSEMENT BY THE MANAGER AND BROKER REBATES:                 0.67%  0.74%*         8.27%++

--------------------------------------------------------------------------------

* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
+  Non-annualized
++ Annualized
(a) Net investment income per share was calculated using average shares outstanding.
(b) Rounds to less than $0.005 per share.

                                              LEGG MASON VALUE EQUITY PORTFOLIO



                                                                                 FOR THE PERIOD FROM
                                                                                   NOVEMBER 1, 2005
                                                             FOR THE YEARS ENDED   (COMMENCEMENT OF
                                                               DECEMBER 31,         OPERATIONS) TO
                                                             ------------------- DECEMBER 31, 2005(A)
CLASS B                                                       2007(A)   2006(A)  --------------------
---------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                            $11.14   $10.65          $10.00
                                                             ---------  -------       ---------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME (LOSS)                                   0.00(b)   (0.01)          (0.01)
NET REALIZED AND UNREALIZED GAINS (LOSSES)                      (0.66)     0.71            0.66
                                                             ---------  -------       ---------
TOTAL FROM INVESTMENT OPERATIONS                                (0.66)     0.70            0.65
                                                             ---------  -------       ---------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                         (0.00)(b)       --              --
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS                   (0.01)   (0.21)              --
                                                             ---------  -------       ---------
TOTAL DISTRIBUTIONS                                             (0.01)   (0.21)              --
                                                             ---------  -------       ---------
NET ASSET VALUE, END OF PERIOD                                  $10.47   $11.14          $10.65
                                                             ---------  -------       ---------
TOTAL RETURN                                                   (5.91)%    6.58%          6.50%+
                                                             ---------  -------       ---------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                         $121.1   $113.5            $4.9
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                         0.91%    1.05%         1.05%++
NET INVESTMENT INCOME (LOSS)                                     0.03%  (0.09)%       (0.36)%++
PORTFOLIO TURNOVER RATE                                          27.5%    38.7%           9.1%+
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS BEFORE
REIMBURSEMENT BY THE MANAGER AND BROKER REBATES:                 0.92%   1.06%*         4.54%++

--------------------------------------------------------------------------------

* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
+  Non-annualized
++ Annualized
(a) Net investment loss per share was calculated using average shares outstanding.
(b) Rounds to less than $0.005 per share.

  LEGG MASON VALUE EQUITY PORTFOLIO



                                                                                  FOR THE PERIOD MAY 1,
                                                                                   2006 (COMMENCEMENT
                                                              FOR THE YEAR ENDED    OF OPERATIONS) TO
CLASS E                                                      DECEMBER 31, 2007(A) DECEMBER 31, 2006(A)
-------------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                                 $11.15               $10.55
                                                                  ---------             --------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                                  0.01                 0.01
NET REALIZED AND UNREALIZED GAINS (LOSSES)                           (0.66)                 0.81
                                                                  ---------             --------
TOTAL FROM INVESTMENT OPERATIONS                                     (0.65)                 0.82
                                                                  ---------             --------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                              (0.00)(b)               (0.01)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS                        (0.01)               (0.21)
                                                                  ---------             --------
TOTAL DISTRIBUTIONS                                                  (0.01)               (0.22)
                                                                  ---------             --------
NET ASSET VALUE, END OF PERIOD                                       $10.49               $11.15
                                                                  ---------             --------
TOTAL RETURN                                                        (5.81)%               7.74%+
                                                                  ---------             --------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                               $20.6                $24.0
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                              0.80%              0.86%++
NET INVESTMENT INCOME                                                 0.13%              0.12%++
PORTFOLIO TURNOVER RATE                                               27.5%               38.7%+
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS BEFORE
REIMBURSEMENT BY THE MANAGER AND BROKER REBATES:                      0.82%             0.87%++*

--------------------------------------------------------------------------------

* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
+  Non-annualized
++ Annualized
(a) Net investment income per share was calculated using average shares outstanding.
(b) Rounds to less than $0.005 per share.

                                           LORD ABBETT BOND DEBENTURE PORTFOLIO



                                                          FOR THE YEARS ENDED DECEMBER 31,
                                                      -----------------------------------------
CLASS A                                               2007(A)  2006(A)  2005(A) 2004(A) 2003(A)
-----------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                    $12.51   $12.28 $12.63  $12.04  $10.24
                                                      -------- -------- ------  ------  ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                     0.77     0.71   0.75    0.70    0.73
NET REALIZED AND UNREALIZED GAINS (LOSSES)                0.07     0.39 (0.52)    0.31    1.27
                                                      -------- -------- ------  ------  ------
TOTAL FROM INVESTMENT OPERATIONS                          0.84     1.10   0.23    1.01    2.00
                                                      -------- -------- ------  ------  ------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                    (0.70)   (0.87) (0.58)  (0.42)  (0.20)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS           (0.02)       --     --      --      --
                                                      -------- -------- ------  ------  ------
TOTAL DISTRIBUTIONS                                     (0.72)   (0.87) (0.58)  (0.42)  (0.20)
                                                      -------- -------- ------  ------  ------
NET ASSET VALUE, END OF PERIOD                          $12.63   $12.51 $12.28  $12.63  $12.04
                                                      -------- -------- ------  ------  ------
TOTAL RETURN                                             6.85%    9.35%  1.81%   8.43%  19.52%
                                                      -------- -------- ------  ------  ------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)               $1,228.9 $1,059.0 $856.4  $520.3  $234.6
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES**                                               0.53%    0.56%  0.56%   0.63%   0.70%
NET INVESTMENT INCOME                                    6.11%    5.85%  5.92%   5.65%   6.52%
PORTFOLIO TURNOVER RATE                                  36.0%    36.7%  42.1%   39.8%   36.9%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY MANAGER AND BROKER REBATES:     0.54%*      N/A    N/A     N/A  0.67%*

--------------------------------------------------------------------------------

* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
** Prior to 05/01/2003, broker rebates were excluded from the calculation of the expense limitation.
N/A Not applicable
(a) Net investment income per share was calculated using average shares outstanding.

  LORD ABBETT BOND DEBENTURE PORTFOLIO



                                                         FOR THE YEARS ENDED DECEMBER 31,
                                                      ---------------------------------------
CLASS B                                               2007(A) 2006(A) 2005(A) 2004(A) 2003(A)
---------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                  $12.43  $12.19  $12.54  $11.97  $10.21
                                                      ------  ------  ------  ------  ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                   0.73    0.67    0.71    0.69    0.69
NET REALIZED AND UNREALIZED GAINS (LOSSES)              0.07    0.40  (0.52)    0.29    1.46
                                                      ------  ------  ------  ------  ------
TOTAL FROM INVESTMENT OPERATIONS                        0.80    1.07    0.19    0.98    2.15
                                                      ------  ------  ------  ------  ------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                  (0.67)  (0.83)  (0.54)  (0.41)  (0.20)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS         (0.02)      --      --      --  (0.19)
                                                      ------  ------  ------  ------  ------
TOTAL DISTRIBUTIONS                                   (0.69)  (0.83)  (0.54)  (0.41)  (0.39)
                                                      ------  ------  ------  ------  ------
NET ASSET VALUE, END OF PERIOD                        $12.54  $12.43  $12.19  $12.54  $11.97
                                                      ------  ------  ------  ------  ------
TOTAL RETURN                                           6.55%   9.15%   1.49%   8.17%  19.15%
                                                      ------  ------  ------  ------  ------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)               $800.6  $765.9  $704.5  $776.0  $758.2
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES**                                             0.78%   0.81%   0.81%   0.88%   0.96%
NET INVESTMENT INCOME                                  5.85%   5.59%   5.65%   5.61%   6.11%
PORTFOLIO TURNOVER RATE                                36.0%   36.7%   42.1%   39.8%   36.9%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                              0.78%*     N/A     N/A     N/A  0.91%*

--------------------------------------------------------------------------------

* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
** Prior to 05/01/2003, broker rebates were excluded from the calculation of the expense limitation.
N/A Not applicable
(a) Net investment income per share was calculated using average shares outstanding.

                                           LORD ABBETT BOND DEBENTURE PORTFOLIO



                                                         FOR THE YEARS ENDED DECEMBER 31,
                                                      ---------------------------------------
CLASS E                                               2007(A) 2006(A) 2005(A) 2004(A) 2003(A)
---------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                  $12.44  $12.21  $12.57  $12.00  $10.22
                                                      ------  ------  ------  ------  ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                   0.74    0.69    0.72    0.70    0.70
NET REALIZED AND UNREALIZED GAINS (LOSSES)              0.08    0.38  (0.52)    0.29    1.28
                                                      ------  ------  ------  ------  ------
TOTAL FROM INVESTMENT OPERATIONS                        0.82    1.07    0.20    0.99    1.98
                                                      ------  ------  ------  ------  ------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                  (0.68)  (0.84)  (0.56)  (0.42)  (0.20)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS         (0.02)      --      --      --      --
                                                      ------  ------  ------  ------  ------
TOTAL DISTRIBUTIONS                                   (0.70)  (0.84)  (0.56)  (0.42)  (0.20)
                                                      ------  ------  ------  ------  ------
NET ASSET VALUE, END OF PERIOD                        $12.56  $12.44  $12.21  $12.57  $12.00
                                                      ------  ------  ------  ------  ------
TOTAL RETURN                                           6.73%   9.18%   1.60%   8.24%  19.35%
                                                      ------  ------  ------  ------  ------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                $37.8   $37.1   $35.1   $35.2   $22.8
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                               0.68%   0.71%   0.71%   0.78%   0.86%
NET INVESTMENT INCOME                                  5.95%   5.69%   5.76%   5.67%   6.10%
PORTFOLIO TURNOVER RATE                                36.0%   36.7%   42.1%   39.8%   36.9%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                              0.68%*     N/A     N/A     N/A  0.81%*

--------------------------------------------------------------------------------

* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
** Prior to 05/01/2003, broker rebates were excluded from the calculation of the expense limitation.
N/A Not applicable.
(a) Net investment income per share was calculated using average shares outstanding.

  MFS(R) RESEARCH INTERNATIONAL PORTFOLIO



                                                         FOR THE YEARS ENDED DECEMBER 31,
                                                      ---------------------------------------
CLASS A                                               2007(A) 2006(A) 2005(A) 2004(A) 2003(A)
---------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                  $15.04  $13.00  $11.72   $9.81   $7.49
                                                      ------  ------  ------  ------  ------
INCOME FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                   0.22    0.19    0.14    0.08    0.06
NET REALIZED AND UNREALIZED GAINS                       1.68    3.17    1.83    1.85    2.34
                                                      ------  ------  ------  ------  ------
TOTAL FROM INVESTMENT OPERATIONS                        1.90    3.36    1.97    1.93    2.40
                                                      ------  ------  ------  ------  ------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                  (0.24)  (0.27)  (0.07)      --  (0.08)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS         (2.27)  (1.05)  (0.62)  (0.02)      --
                                                      ------  ------  ------  ------  ------
TOTAL DISTRIBUTIONS                                   (2.51)  (1.32)  (0.69)  (0.02)  (0.08)
                                                      ------  ------  ------  ------  ------
NET ASSET VALUE, END OF PERIOD                        $14.43  $15.04  $13.00  $11.72   $9.81
                                                      ------  ------  ------  ------  ------
TOTAL RETURN                                          13.60%  26.91%  16.77%  19.72%  32.20%
                                                      ------  ------  ------  ------  ------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)               $959.1  $706.0  $624.2  $304.0   $67.3
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES**                                             0.79%   0.94%   0.93%   1.06%   1.09%
NET INVESTMENT INCOME                                  1.54%   1.34%   1.18%   0.75%   0.68%
PORTFOLIO TURNOVER RATE                                65.5%  104.1%   84.5%   98.5%   99.0%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                               0.79%   0.95%  0.93%*  0.94%*   1.11%
RATIO OF EXPENSES TO AVERAGE NET ASSETS AFTER BROKER
REBATES:**                                               N/A     N/A     N/A     N/A   1.09%

--------------------------------------------------------------------------------

* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
** Prior to 05/01/2003, broker rebates were excluded from the calculation of the expense limitation.
N/A Not applicable
(a) Net investment income per share was calculated using average shares outstanding.

                                        MFS(R) RESEARCH INTERNATIONAL PORTFOLIO



                                                         FOR THE YEARS ENDED DECEMBER 31,
                                                      ---------------------------------------
CLASS B                                               2007(A) 2006(A) 2005(A) 2004(A) 2003(A)
---------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                  $14.95  $12.94  $11.68   $9.79   $7.47
                                                      ------  ------  ------  ------  ------
INCOME FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                   0.19    0.15    0.11    0.05    0.05
NET REALIZED AND UNREALIZED GAINS                       1.65    3.15    1.81    1.86    2.33
                                                      ------  ------  ------  ------  ------
TOTAL FROM INVESTMENT OPERATIONS                        1.84    3.30    1.92    1.91    2.38
                                                      ------  ------  ------  ------  ------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                  (0.20)  (0.24)  (0.04)      --  (0.06)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS         (2.27)  (1.05)  (0.62)  (0.02)      --
                                                      ------  ------  ------  ------  ------
TOTAL DISTRIBUTIONS                                   (2.47)  (1.29)  (0.66)  (0.02)  (0.06)
                                                      ------  ------  ------  ------  ------
NET ASSET VALUE, END OF PERIOD                        $14.32  $14.95  $12.94  $11.68   $9.79
                                                      ------  ------  ------  ------  ------
TOTAL RETURN                                          13.29%  26.56%  16.42%  19.56%  32.04%
                                                      ------  ------  ------  ------  ------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)               $842.8  $623.0  $443.5  $396.0  $186.0
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES**                                             1.04%   1.19%   1.19%   1.32%   1.33%
NET INVESTMENT INCOME                                  1.31%   1.12%   0.90%   0.47%   0.56%
PORTFOLIO TURNOVER RATE                                65.5%  104.1%   84.5%   98.5%   99.0%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                               1.04%   1.20%  1.19%*  1.18%*   1.39%
RATIO OF EXPENSES TO AVERAGE NET ASSETS AFTER BROKER
REBATES:**                                               N/A     N/A     N/A     N/A   1.33%

--------------------------------------------------------------------------------

* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
** Prior to 05/01/2003, broker rebates were excluded from the calculation of the expense limitation.
N/A Not applicable
(a) Net investment income per share was calculated using average shares outstanding.

  MFS(R) RESEARCH INTERNATIONAL PORTFOLIO



                                                         FOR THE YEARS ENDED DECEMBER 31,
                                                      ---------------------------------------
CLASS E                                               2007(A) 2006(A) 2005(A) 2004(A) 2003(A)
---------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                  $14.99  $12.96  $11.70   $9.80   $7.48
                                                      ------  ------  ------  ------  ------
INCOME FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                   0.20    0.16    0.13    0.07    0.05
NET REALIZED AND UNREALIZED GAINS                       1.66    3.17    1.81    1.85    2.34
                                                      ------  ------  ------  ------  ------
TOTAL FROM INVESTMENT OPERATIONS                        1.86    3.33    1.94    1.92    2.39
                                                      ------  ------  ------  ------  ------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                  (0.22)  (0.25)  (0.06)      --  (0.07)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS         (2.27)  (1.05)  (0.62)  (0.02)      --
                                                      ------  ------  ------  ------  ------
TOTAL DISTRIBUTIONS                                   (2.49)  (1.30)  (0.68)  (0.02)  (0.07)
                                                      ------  ------  ------  ------  ------
NET ASSET VALUE, END OF PERIOD                        $14.36  $14.99  $12.96  $11.70   $9.80
                                                      ------  ------  ------  ------  ------
TOTAL RETURN                                          13.38%  26.79%  16.52%  19.64%  32.09%
                                                      ------  ------  ------  ------  ------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                $32.6   $26.7   $14.6   $11.3    $6.9
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES**                                             0.94%   1.09%   1.09%   1.22%   1.23%
NET INVESTMENT INCOME                                  1.41%   1.18%   1.07%   0.72%   0.59%
PORTFOLIO TURNOVER RATE                                65.5%  104.1%   84.5%   98.5%   99.0%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                               0.94%   1.10%   1.09%* 1.09%*   1.28%
RATIO OF EXPENSES TO AVERAGE NET ASSETS AFTER BROKER
REBATES:**                                               N/A     N/A     N/A     N/A   1.23%

--------------------------------------------------------------------------------

* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
** Prior to 05/01/2003, broker rebates were excluded from the calculation of the expense limitation.
N/A Not applicable
(a) Net investment income per share was calculated using average shares outstanding.

                                       PIMCO INFLATION PROTECTED BOND PORTFOLIO



                                                                               FOR THE PERIOD FROM
                                                                                   MAY 1, 2003
                                                   FOR THE YEARS ENDED           (COMMENCEMENT OF
                                                      DECEMBER 31,                OPERATIONS) TO
                                           ----------------------------------- DECEMBER 31, 2003(A)
CLASS A                                     2007(A)  2006(A) 2005(A)  2004(A)  --------------------
-------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD          $10.08 $10.78    $10.64   $10.29         $10.00
                                           --------- ------  -------- --------       --------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                           0.49   0.43      0.31     0.16           0.07
NET REALIZED AND UNREALIZED GAINS (LOSSES)      0.65 (0.40)    (0.15)     0.81           0.47
                                           --------- ------  -------- --------       --------
TOTAL FROM INVESTMENT OPERATIONS                1.14   0.03      0.16     0.97           0.54
                                           --------- ------  -------- --------       --------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME          (0.24) (0.43)        --   (0.11)         (0.04)
DISTRIBUTIONS FROM NET REALIZED CAPITAL           -- (0.30)    (0.02)   (0.51)         (0.21)
GAINS                                      --------- ------  -------- --------       --------
TOTAL DISTRIBUTIONS                           (0.24) (0.73)    (0.02)   (0.62)         (0.25)
                                           --------- ------  -------- --------       --------
NET ASSET VALUE, END OF PERIOD                $10.98 $10.08    $10.78   $10.64         $10.29
                                           --------- ------  -------- --------       --------
TOTAL RETURN                                  11.08%  0.65%     1.48%    9.41%        5.47%++
                                           --------- ------  -------- --------       --------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)       $857.5 $885.5    $585.8   $331.3           $1.1
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                       0.55%  0.58%     0.55%    0.62%         0.70%+
NET INVESTMENT INCOME                          4.78%  4.21%     2.85%    1.39%         0.72%+
PORTFOLIO TURNOVER RATE                    885.7%(b) 851.3%  1,228.7% 1,173.9%       935.0%++
(1) RATIO OF OPERATING EXPENSES TO AVERAGE
NET ASSETS BEFORE REIMBURSEMENT BY THE
MANAGER AND BROKER REBATES:                    0.55%  0.58%       N/A      N/A         0.74%+

--------------------------------------------------------------------------------

+  Annualized
++ Non-annualized
N/A Not applicable
(a) Net investment income per share was calculated using average shares outstanding.
(b) Excludes TBA securities.

  PIMCO INFLATION PROTECTED BOND PORTFOLIO



                                                                               FOR THE PERIOD FROM
                                                                                   MAY 1, 2003
                                                   FOR THE YEARS ENDED           (COMMENCEMENT OF
                                                      DECEMBER 31,                OPERATIONS) TO
                                           ----------------------------------- DECEMBER 31, 2003(A)
CLASS B                                     2007(A)  2006(A) 2005(A)  2004(A)  --------------------
-------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD          $10.06 $10.76    $10.63   $10.29        $10.00
                                           --------- ------  -------- --------       -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                           0.46   0.40      0.27     0.08          0.07
NET REALIZED AND UNREALIZED GAINS (LOSSES)      0.66 (0.41)    (0.12)     0.84          0.46
                                           --------- ------  -------- --------       -------
TOTAL FROM INVESTMENT OPERATIONS                1.12 (0.01)      0.15     0.92          0.53
                                           --------- ------  -------- --------       -------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME          (0.22) (0.39)        --   (0.07)        (0.03)
DISTRIBUTIONS FROM NET REALIZED CAPITAL           -- (0.30)    (0.02)   (0.51)        (0.21)
GAINS                                      --------- ------  -------- --------       -------
TOTAL DISTRIBUTIONS                           (0.22) (0.69)    (0.02)   (0.58)        (0.24)
                                           --------- ------  -------- --------       -------
NET ASSET VALUE, END OF PERIOD                $10.96 $10.06    $10.76   $10.63        $10.29
                                           --------- ------  -------- --------       -------
TOTAL RETURN                                  10.80%  0.39%     1.39%    8.99%        5.35%+
                                           --------- ------  -------- --------       -------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)       $401.6 $367.0    $385.4   $502.3        $366.2
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                       0.80%  0.82%     0.80%    0.81%       0.84%++
NET INVESTMENT INCOME                          4.52%  3.93%     2.52%    0.73%       0.64%++
PORTFOLIO TURNOVER RATE                    885.7%(b) 851.3%  1,228.7% 1,173.9%       935.0%+
(1) RATIO OF OPERATING EXPENSES TO AVERAGE
NET ASSETS BEFORE REIMBURSEMENT BY THE
MANAGER AND BROKER REBATES:                    0.80%  0.82%       N/A      N/A       0.84%++

--------------------------------------------------------------------------------

+  Non-annualized
++ Annualized
N/A Not applicable
(a) Net investment income per share was calculated using average shares outstanding.
(b) Excludes TBA securities.

                                       PIMCO INFLATION PROTECTED BOND PORTFOLIO



                                                                                  FOR THE PERIOD MAY 1
                                                                                   2006 (COMMENCEMENT
                                                              FOR THE YEAR ENDED   OF OPERATIONS) TO
CLASS E                                                      DECEMBER 31, 2007(A) DECEMBER 31, 2006(A)
------------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                                 $10.06               $9.92
                                                                  ---------             -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                                  0.48                0.29
NET REALIZED AND UNREALIZED GAINS (LOSSES)                             0.65              (0.15)
                                                                  ---------             -------
TOTAL FROM INVESTMENT OPERATIONS                                       1.13                0.14
                                                                  ---------             -------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                                 (0.23)                  --
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS                            --                  --
                                                                  ---------             -------
TOTAL DISTRIBUTIONS                                                  (0.23)                  --
                                                                  ---------             -------
NET ASSET VALUE, END OF PERIOD                                       $10.96              $10.06
                                                                  ---------             -------
TOTAL RETURN                                                         10.93%              1.41%+
                                                                  ---------             -------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                                $7.3                $3.3
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                              0.71%             0.75%++
NET INVESTMENT INCOME                                                 4.63%             4.23%++
PORTFOLIO TURNOVER RATE                                           885.7%(b)             851.3%+
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS BEFORE
REIMBURSEMENT BY THE MANAGER AND BROKER REBATES:                      0.71%             0.75%++

--------------------------------------------------------------------------------

+  Non-annualized
++ Annualized
(a) Net investment income per share was calculated using average shares outstanding.
(b) Excludes TBA securities.

  PIMCO TOTAL RETURN PORTFOLIO

                                                           FOR THE YEARS ENDED DECEMBER 31,
                                                      ------------------------------------------
CLASS A                                                2007(A)  2006(A)  2005(A) 2004(A) 2003(A)
------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                     $11.80   $11.60 $11.40  $11.61  $11.34
                                                      --------- -------- ------  ------  ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                      0.56     0.49   0.40    0.20    0.28
NET REALIZED AND UNREALIZED GAINS (LOSSES)                 0.35     0.04 (0.12)    0.40    0.23
                                                      --------- -------- ------  ------  ------
TOTAL FROM INVESTMENT OPERATIONS                           0.91     0.53   0.28    0.60    0.51
                                                      --------- -------- ------  ------  ------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                     (0.42)   (0.32) (0.01)  (0.81)  (0.13)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS                --   (0.01) (0.07)      --  (0.11)
                                                      --------- -------- ------  ------  ------
TOTAL DISTRIBUTIONS                                      (0.42)   (0.33) (0.08)  (0.81)  (0.24)
                                                      --------- -------- ------  ------  ------
NET ASSET VALUE, END OF PERIOD                           $12.29   $11.80 $11.60  $11.40  $11.61
                                                      --------- -------- ------  ------  ------
TOTAL RETURN                                              7.85%    4.80%  2.46%   5.25%   4.53%
                                                      --------- -------- ------  ------  ------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                $3,045.1 $1,445.1 $912.6  $578.0  $194.5
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES**                                                0.54%    0.58%  0.57%   0.57%   0.59%
NET INVESTMENT INCOME                                     4.74%    4.28%  3.42%   1.69%   2.43%
PORTFOLIO TURNOVER RATE                               412.8%(b)   161.2% 344.2%  416.0%  547.1%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES**:                                                0.54%    0.58%  0.57%     N/A  0.57%*

--------------------------------------------------------------------------------
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
** Prior to 05/01/2003, broker rebates were excluded from the calculation of the expense limitation.
N/A Not applicable
(a) Net investment income per share was calculated using average shares outstanding.
(b) Excludes TBA securities.

                                                   PIMCO TOTAL RETURN PORTFOLIO


                                                            FOR THE YEARS ENDED DECEMBER 31,
                                                      --------------------------------------------
CLASS B                                                2007(A)  2006(A)  2005(A)  2004(A)  2003(A)
--------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                     $11.69   $11.50   $11.32   $11.54 $11.29
                                                      --------- -------- -------- -------- ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                      0.53     0.46     0.37     0.19   0.24
NET REALIZED AND UNREALIZED GAINS (LOSSES)                 0.34     0.04   (0.12)     0.38   0.25
                                                      --------- -------- -------- -------- ------
TOTAL FROM INVESTMENT OPERATIONS                           0.87     0.50     0.25     0.57   0.49
                                                      --------- -------- -------- -------- ------
DISTRIBUTIONS:

DISTRIBUTIONS IN EXCESS OF NET INVESTMENT INCOME         (0.39)   (0.30)       --   (0.79) (0.13)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS                --   (0.01)   (0.07)       -- (0.11)
                                                      --------- -------- -------- -------- ------
TOTAL DISTRIBUTIONS                                      (0.39)   (0.31)   (0.07)   (0.79) (0.24)
                                                      --------- -------- -------- -------- ------
NET ASSET VALUE, END OF PERIOD                           $12.17   $11.69   $11.50   $11.32 $11.54
                                                      --------- -------- -------- -------- ------
TOTAL RETURN                                              7.56%    4.52%    2.25%    4.98%  4.31%
                                                      --------- -------- -------- -------- ------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                $1,274.4 $1,219.1 $1,107.7 $1,028.5 $893.8
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES**                                                0.79%    0.83%    0.82%    0.81%  0.83%
NET INVESTMENT INCOME                                     4.51%    4.01%    3.13%    1.66%  2.07%
PORTFOLIO TURNOVER RATE                               412.8%(b)   161.2%   344.2%   416.0% 547.1%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES**:                                                0.79%    0.83%    0.82%      N/A 0.82%*

--------------------------------------------------------------------------------
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
** Prior to 05/01/2003, broker rebates were excluded from the calculation of the expense limitation.
N/A Not applicable
(a) Net investment income per share was calculated using average shares outstanding.
(b) Excludes TBA securities.

  PIMCO TOTAL RETURN PORTFOLIO

                                                          FOR THE YEARS ENDED DECEMBER 31,
                                                      -----------------------------------------
CLASS E                                                2007(A)  2006(A) 2005(A) 2004(A) 2003(A)
-----------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                     $11.73 $11.53  $11.34  $11.56  $11.30
                                                      --------- ------  ------  ------  ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                      0.54   0.47    0.39    0.21    0.23
NET REALIZED AND UNREALIZED GAINS (LOSSES)                 0.35   0.05  (0.13)    0.37    0.27
                                                      --------- ------  ------  ------  ------
TOTAL FROM INVESTMENT OPERATIONS                           0.89   0.52    0.26    0.58    0.50
                                                      --------- ------  ------  ------  ------
DISTRIBUTIONS:

DISTRIBUTIONS IN EXCESS OF NET INVESTMENT INCOME         (0.41) (0.31)      --  (0.80)  (0.13)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS                -- (0.01)  (0.07)      --  (0.11)
                                                      --------- ------  ------  ------  ------
TOTAL DISTRIBUTIONS                                      (0.41) (0.32)  (0.07)  (0.80)  (0.24)
                                                      --------- ------  ------  ------  ------
NET ASSET VALUE, END OF PERIOD                           $12.21 $11.73  $11.53  $11.34  $11.56
                                                      --------- ------  ------  ------  ------
TOTAL RETURN                                              7.63%  4.67%   2.33%   5.06%   4.44%
                                                      --------- ------  ------  ------  ------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                  $132.0 $132.5  $146.6  $146.6  $119.3
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES**                                                0.69%  0.72%   0.72%   0.71%   0.73%
NET INVESTMENT INCOME                                     4.61%  4.10%   3.24%   1.76%   2.02%
PORTFOLIO TURNOVER RATE                               412.8%(b) 161.2%  344.2%  416.0%  547.1%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES**:                                                0.69%  0.72%   0.72%     N/A  0.71%*

--------------------------------------------------------------------------------
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
** Prior to 05/01/2003, broker rebates were excluded from the calculation of the expense limitation.
N/A Not applicable
(a) Net investment income per share was calculated using average shares outstanding.
(b) Excludes TBA securities.

                                            VAN KAMPEN MID CAP GROWTH PORTFOLIO



                                                         FOR THE YEARS ENDED DECEMBER 31,
                                                      ---------------------------------------
CLASS A                                               2007(A) 2006(A) 2005(A) 2004(A) 2003(A)
---------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                  $10.44   $10.19  $10.43   $9.24   $6.78
                                                      ------  ------- ------- ------- -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME (LOSS)                            0.05   (0.01)  (0.04)  (0.04)  (0.05)
NET REALIZED AND UNREALIZED GAINS                       2.29     0.90    0.54    1.23    2.51
                                                      ------  ------- ------- ------- -------
TOTAL FROM INVESTMENT OPERATIONS                        2.34     0.89    0.50    1.19    2.46
                                                      ------  ------- ------- ------- -------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                      --       --      --      --      --
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS         (0.96)   (0.64)  (0.74)      --      --
                                                      ------  ------- ------- ------- -------
TOTAL DISTRIBUTIONS                                   (0.96)   (0.64)  (0.74)      --      --
                                                      ------  ------- ------- ------- -------
NET ASSET VALUE, END OF PERIOD                        $11.82   $10.44  $10.19  $10.43   $9.24
                                                      ------  ------- ------- ------- -------
TOTAL RETURN                                          23.84%    8.65%   4.71%  12.76%  36.43%
                                                      ------  ------- ------- ------- -------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                $29.6    $24.0   $21.5   $26.5   $27.6
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES*                                              0.88%    0.90%   0.90%   0.90%   0.90%
NET INVESTMENT INCOME (LOSS)                           0.46%  (0.08)% (0.35)% (0.43)% (0.57)%
PORTFOLIO TURNOVER RATE                                62.0%   226.6%  103.9%   99.5%  119.0%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                               0.88%    1.08%   0.99%   0.95%   1.04%

--------------------------------------------------------------------------------

(a) Net investment income (loss) per share was calculated using average shares outstanding.
* Prior to 05/01/2003, broker rebates were excluded from the calculation of the expense limitation.

  VAN KAMPEN MID CAP GROWTH PORTFOLIO



                                                         FOR THE YEARS ENDED DECEMBER 31,
                                                      ---------------------------------------
CLASS B                                               2007(A) 2006(A) 2005(A) 2004(A) 2003(A)
---------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                  $10.25   $10.04  $10.30   $9.16   $6.75
                                                      ------  ------- ------- ------- -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME (LOSS)                            0.02   (0.03)  (0.06)  (0.06)  (0.07)
NET REALIZED AND UNREALIZED GAINS                       2.24     0.88    0.54    1.20    2.48
                                                      ------  ------- ------- ------- -------
TOTAL FROM INVESTMENT OPERATIONS                        2.26     0.85    0.48    1.14    2.41
                                                      ------  ------- ------- ------- -------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                      --       --      --      --      --
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS         (0.96)   (0.64)  (0.74)      --      --
                                                      ------  ------- ------- ------- -------
TOTAL DISTRIBUTIONS                                   (0.96)   (0.64)  (0.74)      --      --
                                                      ------  ------- ------- ------- -------
NET ASSET VALUE, END OF PERIOD                        $11.55   $10.25  $10.04  $10.30   $9.16
                                                      ------  ------- ------- ------- -------
TOTAL RETURN                                          23.48%    8.37%   4.58%  12.45%  35.70%
                                                      ------  ------- ------- ------- -------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                $81.5    $54.8   $40.9   $36.0   $27.6
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES*                                              1.13%    1.15%   1.15%   1.15%   1.14%
NET INVESTMENT INCOME (LOSS)                           0.19%  (0.30)% (0.58)% (0.66)% (0.83)%
PORTFOLIO TURNOVER RATE                                62.0%   226.6%  103.9%   99.5%  119.0%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                               1.14%    1.34%   1.24%   1.20%   1.39%

--------------------------------------------------------------------------------

(a) Net investment income (loss) per share was calculated using average shares outstanding.
* Prior to 05/01/2003, broker rebates were excluded from the calculation of the expense limitation.

FOR MORE INFORMATION

If you would like more information about a Portfolio, the following documents are available to you free upon request:

ANNUAL/SEMI-ANNUAL REPORTS

Contain additional information about a Portfolio's performance. In a Portfolio's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION ("SAI")

Provides a fuller technical and legal description of the Portfolio's policies, investment restrictions, and business structure. The SAI is legally considered to be a part of this Prospectus.

IF YOU WOULD LIKE A COPY OF THE CURRENT VERSIONS OF THESE DOCUMENTS, OR OTHER INFORMATION ABOUT A PORTFOLIO, CONTACT:

                          MET INVESTORS SERIES TRUST
                                 5 PARK PLAZA
                                  SUITE 1900
                           IRVINE, CALIFORNIA 92614

                                1-800-848-3854

Free copies of the SAI and Annual and Semi-Annual Reports are available at the following website: www.metlifeinvestors.com

Information about a Portfolio, including the Annual and Semi-annual Reports and SAI, may also be obtained from the Securities and Exchange Commission ("SEC"):

[_] IN PERSON Review and copy documents in the SEC's Public Reference Room in
              Washington, D.C. (for information call 202-551-8090).

[_] ON LINE   Retrieve information from the EDGAR database on the SEC's web site at: http://www.sec.gov.

[_] BY MAIL   Request documents, upon payment of a duplicating fee, by writing to SEC, Public Reference Section, Washington, D.C. 20549 or by e-mailing the SEC at publicinfo@sec.gov.

                             SEC FILE # 811-10183

                                 MET INVESTORS
                            S E R I E S   T R U S T


                     MetLife Defensive Strategy Portfolio

                      MetLife Moderate Strategy Portfolio


                     Strategic Growth and Income Portfolio

                    Strategic Conservative Growth Portfolio

                          Strategic Growth Portfolio


                          Class A and Class B Shares

                                __PROSPECTUS__


                                APRIL 28, 2008



Like all securities, these securities have not been approved or disapproved by the Securities and Exchange Commission, nor has the Securities and
       Exchange Commission passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

                                                                   PRO-TRSTMAAP

                           ____TABLE OF CONTENTS____



            INTRODUCTION                                     3
               Understanding the Trust                       3
               Understanding the Portfolios                  3

            THE PORTFOLIOS                                   8

              INVESTMENT SUMMARY                             8
               MetLife Defensive Strategy Portfolio          9
               MetLife Moderate Strategy Portfolio           14
               Strategic Growth and Income Portfolio         19
               Strategic Conservative Growth Portfolio       24
               Strategic Growth Portfolio                    29

              PRIMARY RISKS OF THE UNDERLYING PORTFOLIOS     34
              MANAGEMENT                                     39
               The Manager                                   39
               The Adviser                                   42
               Distribution Plan                             43

            YOUR INVESTMENT                                  44
               Shareholder Information                       44
               Dividends, Distributions and Taxes            44
               Sales and Purchases of Shares                 46

            FINANCIAL HIGHLIGHTS                             50

            FOR MORE INFORMATION                         Back Cover

INTRODUCTION

UNDERSTANDING THE TRUST


Met Investors Series Trust (the "Trust") is an open-end management investment company that offers a selection of fifty-two managed investment portfolios or mutual funds, only five of which are offered through this Prospectus (the "Portfolios"). Each of the five Portfolios described in this Prospectus has its own investment objective designed to meet different investment goals. Please see the Investment Summary section of this Prospectus for specific information on each Portfolio.


  INVESTING THROUGH A VARIABLE INSURANCE CONTRACT


  Class A and Class B shares of the Portfolios, as applicable, are currently only sold to separate accounts of certain affiliates of Metropolitan Life Insurance Company (collectively, "MetLife" or the "Insurance Companies") to fund the benefits under certain individual flexible premium variable life insurance policies and individual and group variable annuity contracts (collectively, "Contracts"). As a Contract owner, your premium payments are allocated to one or more of the Portfolios in accordance with your Contract.


  A particular Portfolio or class of a Portfolio of the Trust may not be available under the Contract you have chosen. The prospectus for the Contracts shows the Portfolios and classes available to you. Please read this Prospectus carefully before selecting a Portfolio. It provides information to assist you in your decision. If you would like additional information about a Portfolio, please request a copy of the Statement of Additional Information ("SAI"). For details about how to obtain a copy of the SAI and other reports and information, see the back cover of this Prospectus. The SAI is incorporated by reference into this Prospectus.

UNDERSTANDING THE PORTFOLIOS


Each Portfolio was designed on established principles of asset allocation and risk tolerance. Each Portfolio will invest substantially all of its assets in other portfolios of the Trust or of Metropolitan Series Fund, Inc. (the "Fund") which invest either in equity securities, fixed income securities or cash equivalent money market securities, as applicable ("Underlying Portfolios"). Each Portfolio has a target allocation among the three primary asset classes (equity, fixed income and cash/money market). Met Investors Advisory, LLC (the "Manager") or the Adviser, as applicable, establishes specific target investment percentages for the asset classes and the various components of each asset category and then selects the Underlying Portfolios in which a Portfolio invests based on, among other things, the Underlying Portfolios' investment objectives, policies, investment processes and portfolio analytical and management personnel. The Manager or the Adviser, as applicable, may add new Underlying Portfolios or replace existing Underlying Portfolios or change the allocations among the Underlying Portfolios, dependent upon, among other factors, changing market dynamics,



 PLEASE SEE THE CONTRACT PROSPECTUS FOR A DETAILED EXPLANATION OF YOUR CONTRACT.

changes to the personnel, investment process, or criteria for holdings of the Underlying Portfolios, or the availability of other Underlying Portfolios that may provide a risk-adjusted benefit to a Portfolio. Information regarding the Underlying Portfolios is included in the prospectuses for those portfolios dated April 28, 2008. Copies of the prospectuses may be obtained free of charge by calling or writing the Trust at the telephone number or address on the back cover page of this Prospectus.

Before selecting Underlying Portfolios, the Manager or the Adviser, as applicable, analyzes each Underlying Portfolio's historic and current holdings to determine the Portfolio's investment attributes. For example, for Underlying Portfolios structured for equity investment, large cap, mid cap, and small cap exposure is considered as is the investment bias toward growth, or value style of investment. Further, the type of growth or value management employed is also a consideration for the Manager or Adviser, as applicable, such as deep value, traditional value, relative value, growth at a reasonable price, traditional growth, or earnings momentum styles of investment. For Underlying Portfolios that invest in fixed income securities, the average maturity and effective duration are evaluated in conjunction with exposure to particular sectors of the fixed income marketplace including U.S. Treasury securities, government agencies, asset-backed securities, mortgage-backed securities, investment grade corporate bonds, high yield corporate bonds, non-U.S. government and corporate obligations, emerging market debt and cash or money market instruments. Dependent upon the amount of cash or money market instruments held in the aggregate among the Underlying Portfolios, the Portfolios maintain the ability to invest in an Underlying Portfolio which only holds money market instruments. The Manager or the Adviser, as applicable, evaluates the dynamics among the Underlying Portfolios and their respective holdings in order to determine the appropriate weighting for the Portfolio's risk profile.

Periodically, the Manager or the Adviser, as applicable, will communicate with or visit management personnel of each Underlying Portfolio to discuss the manager's outlook and positioning of the Underlying Portfolio and determine the extent of any changes that may have occurred. Periodically, the Manager or the Adviser, as applicable, will evaluate each Portfolio's allocation among equity, fixed-income, and cash, inclusive of the exposure to various investment styles and asset sectors, relative to each Portfolio's risk profile. It is anticipated that changes among these primary asset classes will be within a range of plus or minus 10%. Concurrently, the Manager or the Adviser, as applicable, will consider whether to make changes to any of the Underlying Portfolios. If a new Underlying Portfolio is selected by the Manager or the Adviser, a shifting of allocations to the remaining Underlying Portfolios may result, as the Manager or the Adviser seeks to maintain the appropriate diversification and risk profile for each Portfolio.


The Underlying Portfolios in which the Portfolios may currently invest are:


----------------------------------------------------------------------------------
Met/AIM Capital Appreciation Portfolio   Loomis Sayles Small Cap Portfolio
----------------------------------------------------------------------------------
Met/AIM Small Cap Growth Portfolio       Julius Baer International Stock Portfolio
----------------------------------------------------------------------------------
Batterymarch Growth and Income Portfolio FI Large Cap Portfolio
----------------------------------------------------------------------------------
BlackRock Aggressive Growth Portfolio    Lord Abbett Bond Debenture Portfolio
----------------------------------------------------------------------------------
BlackRock Bond Income Portfolio          Lord Abbett Growth and Income Portfolio
----------------------------------------------------------------------------------
BlackRock Diversified Portfolio          MetLife Stock Index Portfolio
----------------------------------------------------------------------------------
BlackRock High Yield Portfolio           MetLife Mid Cap Stock Index Portfolio
----------------------------------------------------------------------------------

BlackRock Large Cap Core Portfolio                MFS(R) Emerging Markets Equity Portfolio
----------------------------------------------------------------------------------------------------
BlackRock Large Cap Value Portfolio               MFS(R) Total Return Portfolio
----------------------------------------------------------------------------------------------------
BlackRock Legacy Large Cap Growth Portfolio       MFS(R) Research International Portfolio
----------------------------------------------------------------------------------------------------
BlackRock Money Market Portfolio                  MFS(R) Value Portfolio
----------------------------------------------------------------------------------------------------
BlackRock Strategic Value Portfolio               Morgan Stanley EAFE(R) Index Portfolio
----------------------------------------------------------------------------------------------------
Capital Guardian U.S. Equity Portfolio            Neuberger Berman Mid Cap Value Portfolio
----------------------------------------------------------------------------------------------------
Clarion Global Real Estate Portfolio              Oppenheimer Capital Appreciation Portfolio
----------------------------------------------------------------------------------------------------
Davis Venture Value Portfolio                     Oppenheimer Global Equity Portfolio
----------------------------------------------------------------------------------------------------
Dreman Small Cap Value Portfolio                  PIMCO Inflation Protected Bond Portfolio
----------------------------------------------------------------------------------------------------
FI Mid Cap Opportunities Portfolio                PIMCO Total Return Portfolio
----------------------------------------------------------------------------------------------------
FI Value Leaders Portfolio                        Pioneer Fund Portfolio
----------------------------------------------------------------------------------------------------
Met/Franklin Income Portfolio                     Pioneer Strategic Income Portfolio
----------------------------------------------------------------------------------------------------
Met/Franklin Mutual Shares Portfolio              Rainier Large Cap Equity Portfolio
----------------------------------------------------------------------------------------------------
Franklin Templeton Small Cap Growth Portfolio     RCM Technology Portfolio
----------------------------------------------------------------------------------------------------
Goldman Sachs Mid Cap Value Portfolio*            Russell 2000(R) Index Portfolio
----------------------------------------------------------------------------------------------------
Harris Oakmark Focused Value Portfolio            T. Rowe Price Large Cap Growth Portfolio
----------------------------------------------------------------------------------------------------
Harris Oakmark International Portfolio*           T. Rowe Price Mid Cap Growth Portfolio*
----------------------------------------------------------------------------------------------------
Lord Abbett Mid Cap Value Portfolio*              Third Avenue Small Cap Value Portfolio*
----------------------------------------------------------------------------------------------------
Janus Forty Portfolio                             T. Rowe Price Small Cap Growth Portfolio
----------------------------------------------------------------------------------------------------
Jennison Growth Portfolio                         Met/Templeton Growth Portfolio
----------------------------------------------------------------------------------------------------
Lazard Mid Cap Portfolio                          Turner Mid Cap Growth Portfolio
----------------------------------------------------------------------------------------------------
Legg Mason Partners Aggressive Growth Portfolio   Van Kampen Comstock Portfolio
----------------------------------------------------------------------------------------------------
Legg Mason Partners Managed Assets Portfolio      Van Kampen Mid Cap Growth Portfolio
----------------------------------------------------------------------------------------------------
Legg Mason Value Equity Portfolio                 Western Asset Management Strategic Bond
                                                    Opportunities Portfolio
----------------------------------------------------------------------------------------------------
Lehman Brothers(R) Aggregate Bond Index Portfolio Western Asset Management U.S. Government Portfolio
----------------------------------------------------------------------------------------------------
Loomis Sayles Global Markets Portfolio
----------------------------------------------------------------------------------------------------



* Only available for MetLife Defense Strategy and MetLife Moderate Strategy Portfolios.

A Portfolio may invest in any or all of the Underlying Portfolios, but will not normally invest in every Underlying Portfolio at any particular time. The Manager or the Adviser, as applicable, may add new Underlying Portfolio investments or replace existing Underlying Portfolio investments for any Portfolio at any time. For the Strategic Growth and Income, Strategic Conservative Growth and Strategic Growth Portfolios, the Manager is responsible for implementing any such change on behalf of a Portfolio.

There may be limits on the amount of cash inflows some Underlying Portfolios may accept from investors, including the Portfolios. The Manager may take into account these capacity or other considerations when allocating investments among the Underlying Portfolios or when making the Underlying Portfolios available for investment by the Adviser. In these circumstances, the Adviser will seek a comparable replacement Underlying Portfolio from a list of available Underlying Portfolios. There is no assurance that the Adviser will be able to identify a comparable replacement and, as a result, a Portfolio would not be invested in accordance with the Adviser's recommended allocation. In addition, in some instances the Manager or its affiliates may allocate capacity in certain Underlying Portfolios to other investors, which may have the effect of limiting the Portfolios' opportunity to invest in the Underlying Portfolio.

The following chart describes the targeted allocation, as of the date of this Prospectus, among the equity Underlying Portfolios, fixed income Underlying Portfolios and cash/money market securities Underlying Portfolios. You should note that these percentages do not directly correspond to investment in the Underlying Portfolios since each Underlying Portfolio may contain one or more asset classes (e.g. equity and fixed income) and each Underlying Portfolio may contain various sub-sets of an asset class (e.g. small cap, mid cap equity and international securities).



                                   Defensive   Moderate
           Asset Class             Allocation Allocation
--------------------------------------------------------
Equity Underlying Portfolios           35%        50%
--------------------------------------------------------
    International                      9%         13%
    Large Cap                          17%        23%
    Mid Cap                            6%         8%
    Small Cap                          3%         6%
--------------------------------------------------------
Fixed Income Underlying Portfolios     55%        45%
--------------------------------------------------------
    Investment Grade                   38%        32%
    High Yield                         11%        9%
    Foreign Fixed Income               6%         4%
--------------------------------------------------------
Cash/Money Market Securities*          10%        5%
--------------------------------------------------------



                                             Strategic   Strategic
                                               Growth   Conservative Strategic
               Asset Class                   and Income    Growth     Growth
------------------------------------------------------------------------------
Equity Underlying Portfolios                    65%         80%        100%
------------------------------------------------------------------------------
    Large Cap                                   30%         43%        55%
    Mid Cap                                     15%         15%        15%
    Small Cap                                   5%          7%         10%
    Foreign--Developed                          10%         10%        15%
    Foreign--Emerging Markets                   0%          5%          5%
    Real Estate Investment Trusts (REITs)       5%          0%          0%
------------------------------------------------------------------------------
Fixed Income Underlying Portfolios              35%         20%         0%
------------------------------------------------------------------------------
    Investment Grade                            30%         15%         0%
    High Yield                                  5%          5%          0%
------------------------------------------------------------------------------
Cash/Money Market Securities                    0%          0%          0%
------------------------------------------------------------------------------



* Through holdings-based analysis, the Manager typically will achieve the targeted allocation to cash held or money market securities purchased in Underlying Portfolios in which the Portfolios invest.

Although the investments in the Underlying Portfolios will be made in an attempt to achieve the target allocations, a Portfolio's actual allocations could vary substantially from the target allocations. Actual allocations may be different from the target allocations because of, for example, changes to the Underlying Portfolios' asset values due to market movements. The Manager or the Adviser, as applicable, may effect purchases and redemptions in the Underlying Portfolios in a way to bring actual allocations more closely in line with the target allocations. In addition, the Manager or the Adviser, as applicable, may, from time to time, rebalance allocations to the Underlying Portfolios to correspond to the target allocations.

The actual allocation percentages of each Portfolio's investments in the Underlying Portfolios are available for the Trust at the following website--www.metlifeinvestors.com. Upon accessing the website, click on the Individuals Enter Here section, then click on Learn More About MetLife Investors, then click on Met Investors Series Trust, then click on the MetLife Asset Allocation Program Current Actual Allocations or, as applicable, the Asset Allocation Portfolios Current Allocation Within Class AA icon where you will find actual allocations for each of the Portfolios at the end of the prior quarter. This information may be updated periodically to reflect the actual allocations.

Under adverse market or economic conditions, each Portfolio could invest for temporary defensive purposes some or all of the assets in money market securities or utilize other investment strategies that may be inconsistent with the Portfolio's principal investment strategy. Temporary defensive instruments generally include U.S. government securities, bank time deposits denominated in the currency of any major nation, commercial paper and repurchase agreements. The Adviser may also invest in these types of securities or hold cash while looking for suitable investment opportunities or to maintain liquidity. Although a Portfolio would employ these measures only in seeking to avoid losses, they could reduce the benefit from an upswing in the market or prevent the Portfolio from meeting its investment objectives.

Please note that the expenses of the Underlying Portfolios, as set forth in the Investment Summary, could change as the Underlying Portfolios' asset values change or through the addition or deletion of Underlying Portfolios. Because the Portfolios invest in Underlying Portfolios, the costs of investing in a Portfolio will generally be higher than the cost of investing in an Underlying Portfolio directly. A Portfolio, as a shareholder, will pay its share of the Underlying Portfolios' expenses as well as the Portfolio's own expenses. Therefore, an investment in a Portfolio may result in the duplication of certain expenses.

With respect to the Metlife Defensive Strategy and Metlife Moderate Strategy Portfolios, the Manager has broad discretion to allocate and reallocate the assets of each Portfolio among the Underlying Portfolios consistent with the Portfolio's investment objective and policies and target allocations. In addition to the investment advisory fee charged by the Manager for its asset allocation services, the Manager and its affiliates indirectly receive investment advisory fees from the Underlying Portfolios in which each Portfolio invests. In this regard, the Manager has an incentive to select and invest the Portfolios' assets in Underlying Portfolios with higher fees than other Underlying Portfolios. Also the Manager may believe that certain Underlying Portfolios could benefit from additional assets or could be harmed by redemptions. As a fiduciary, the Manager is obligated to disregard these incentives. The directors and officers of the Trust may also have conflicting interests in fulfilling their fiduciary duties to both the Portfolios and the Underlying Portfolios of the Trust.


After this Introduction you will find an Investment Summary for each Portfolio. Each Investment Summary presents important facts about a Portfolio, including information about its investment objective, principal investment strategy, primary risks, fees and expenses and past performance.

                                THE PORTFOLIOS


 EACH PORTFOLIO IN THIS PROSPECTUS IS A MUTUAL FUND: A POOLED INVESTMENT THAT IS PROFESSIONALLY MANAGED AND THAT GIVES YOU THE OPPORTUNITY TO PARTICIPATE IN FINANCIAL MARKETS. EACH PORTFOLIO STRIVES TO REACH ITS STATED INVESTMENT OBJECTIVE, WHICH CAN BE CHANGED WITHOUT SHAREHOLDER APPROVAL. AS WITH ALL MUTUAL FUNDS, THERE IS NO GUARANTEE THAT A PORTFOLIO WILL ACHIEVE ITS INVESTMENT OBJECTIVE.

INVESTMENT SUMMARY

Each Portfolio's summary discusses the following:

    INVESTMENT OBJECTIVE
    What is the Portfolio's investment goal?

    PRINCIPAL INVESTMENT STRATEGY
    How does the Portfolio attempt to achieve its investment goal? What types of investments does it contain?

    PRIMARY RISKS
    What are the specific risks of investing in the Portfolio and the Underlying Portfolios?

    PAST PERFORMANCE
    How well has the Portfolio performed over time?

    FEES AND EXPENSES
    What is the cost of investing in the Portfolio?


Following the Investment Summary is the section entitled "Primary Risks of the Underlying Portfolios" which lists some of the factors that may affect the value of a Portfolio's investments in the Underlying Portfolios. You can lose money by investing in the Portfolios.


The SAI provides more detailed information regarding the various types of securities that each Portfolio and the Underlying Portfolios may purchase and certain investment techniques and practices of the investment advisers to the Underlying Portfolios.

The Contracts may be sold by banks. AN INVESTMENT IN A PORTFOLIO OF THE TRUST THROUGH A CONTRACT IS NOT A DEPOSIT OR OBLIGATION OF, OR GUARANTEED BY, ANY BANK, AND IS NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY OF THE U.S. GOVERNMENT.

                     METLIFE DEFENSIVE STRATEGY PORTFOLIO

INVESTMENT OBJECTIVE:

A high level of current income with growth of capital, a secondary objective.

PRINCIPAL INVESTMENT STRATEGY:


The Portfolio seeks to achieve its objective by investing in Class A shares of a diversified group of Underlying Portfolios of the Trust and of the Fund. Under normal circumstances, the Portfolio primarily invests in fixed income Underlying Portfolios and also invests in large cap, small cap, mid cap and international equity Underlying Portfolios in accordance with targeted allocations of 65% to fixed income securities and 35% to equity securities. The names of the Underlying Portfolios in which the Portfolio may invest and the approximate percentage of the Portfolio's assets allocated to various types of equity and fixed income securities, as of the date of this Prospectus, are set forth above in "Understanding the Portfolios."


The Portfolio seeks to achieve current income through its investments in Underlying Funds that invest primarily in fixed income securities. These investments may include Underlying Portfolios that invest exclusively in bonds of U.S. issuers as well as Underlying Portfolios that invest in foreign bonds denominated in currencies other than U.S. dollars. The Portfolio may invest in Underlying Portfolios that invest in U.S. and foreign investment-grade securities, as well as Underlying Portfolios that invest in high-yield, high-risk bonds.

The Portfolio seeks to achieve capital growth through its investments in Underlying Portfolios that invest primarily in equity securities. These investments include Underlying Portfolios that invest in stocks of U.S. or foreign large established companies as well as those that invest mainly in stocks of large established U.S. companies as well, to a lesser extent, in stocks of foreign companies and smaller U.S. companies with above-average growth potential.

The Portfolio is non-diversified, which means that it may concentrate its assets in a smaller number of issuers than a diversified portfolio. However, the Portfolio invests its assets in the Underlying Portfolios, each of which generally has diversified holdings.

PRIMARY RISKS:

An investment in the Portfolio is not guaranteed. You can lose money by investing in the Portfolio. There are direct and indirect risks of investing in the Portfolio. Direct risks include:

  . Performance Risk--Substantially all of the assets of the Portfolio are invested in Underlying Portfolios, which means that the investment performance of the Portfolio is directly related to the investment performance of these Underlying Portfolios held by the Portfolio. The ability of the Portfolio to meet its investment objective depends upon the allocation of the Portfolio's assets among the Underlying Portfolios and the ability of an Underlying Portfolio to meet its own investment objective. It is possible that an Underlying Portfolio will fail to execute its investment strategies effectively. As a result, an Underlying Portfolio may not meet its investment objective, which would affect the Portfolio's investment performance. There can be no assurance that the investment objective of any Portfolio or any Underlying Portfolio will be achieved.

  . Non-diversification Risk--The Portfolio is non-diversified which means the Portfolio can invest its assets in a small number of issuers. As a result, the Portfolio is more susceptible to any single economic, political or regulatory event affecting those issuers than is a diversified portfolio. This risk is limited because the Portfolio invests its assets in the Underlying Portfolios, each of which generally has diversified holdings.


The value of your investment in the Portfolio may be affected by one or more of the following indirect risks of the Underlying Portfolios, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate. Each risk is described in "Primary Risks of the Underlying Portfolios" and in the Trust's prospectus and the Fund's prospectus with respect to each Underlying Portfolio.


  .  Market risk

  .  Interest rate risk

  .  Credit risk

  .  Foreign investment risk

  .  High yield debt security risk

  .  Market capitalization risk

  .  Investment style risk

  .  Real estate investment risk

  .  Mortgage-related securities risk

  .  Derivatives risk

PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

The bar chart below shows you the performance of the Portfolio's Class B shares, the Portfolio's oldest Class, for each full calendar year since its inception and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart.



                                    [CHART]

YEAR-BY-YEAR TOTAL RETURN AS OF 12/31 OF EACH YEAR

  05         06         07
------     ------     ------
 4.48%      8.63%      5.92%

High Quarter: 3rd-2006   +3.57%
Low Quarter:  1st-2005   -1.00%

The table below compares the Portfolio's Class A and Class B shares' average annual compounded total returns for the 1-year period and from inception through 12/31/07 with the Dow Jones Moderately Conservative Portfolio Index and a blended index. The Dow Jones Moderately Conservative Portfolio Index is an unmanaged index designed for asset allocation strategists who are willing to take 40% of the risks of the global securities market. The blended index is comprised of 28% of Wilshire 5000 Equity Index, 55% Lehman Brothers Universal Index, 7% Morgan Stanley Capital International Europe Australasia and Far East Index and 10% Citigroup 3-Month Treasury Bill Index. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.



    Average Annual Total Return as of 12/31/07
--------------------------------------------------
                                 Since   Inception
                        1 Year Inception   Date
----------------------- ------ --------- ---------
Class A                  6.20%   7.99%     5/2/05
Class B                  5.92%   6.44%   11/04/04
Dow Jones Moderately
 Conservative Portfolio
 Index                   7.47%   7.91%*
Blended Index            6.52%   7.60%*
* Index performance is from 10/31/04.




 PORTFOLIO MANAGEMENT:

..  Met Investors Advisory, LLC see page 39

..  For financial highlights see page 50

FEES AND EXPENSES:


The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2007 and are expressed as a percentage of the Portfolio's average daily net assets as of December 31, 2007. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts but do reflect the fees and expenses of the Underlying Portfolios. See the Contract prospectus for a description of the fees, expenses and charges imposed by the Contracts.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)



                                                                 Class A Class B
--------------------------------------------------------------------------------
Management Fee                                                    0.09%   0.09%
--------------------------------------------------------------------------------
12b-1 Fees                                                        None    0.25%
--------------------------------------------------------------------------------
Other Expenses                                                    0.00%   0.02%
--------------------------------------------------------------------------------
Total Annual Portfolio Operating Expenses
 Before Expense Waiver                                            0.09%   0.36%
--------------------------------------------------------------------------------
Contractual Expense Waiver*                                         --    0.01%
--------------------------------------------------------------------------------
Total Annual Portfolio Operating Expenses
 After Expense Waiver                                             0.09%   0.35%
--------------------------------------------------------------------------------
Net Expenses of Underlying Portfolios**                           0.62%   0.62%
--------------------------------------------------------------------------------
Total Annual Portfolio Operating Expenses
 After Waiver and Net Indirect Expenses of Underlying Portfolios  0.71%   0.97%
--------------------------------------------------------------------------------



         * The Manager and the Trust have entered into an Expense Limitation Agreement whereby the total direct Annual Portfolio Operating Expenses for the Class A and Class B shares of the Portfolio will not exceed 0.10% and 0.35%, respectively, for the period ended April 30, 2009 and in any year in which the Agreement is in effect. Under certain circumstances, any fees waived or expenses reimbursed by the Manager may, with the approval of the Trust's Board of Trustees, be repaid to the Manager.
        ** As an investor in an Underlying Portfolio, the Portfolio also will bear its pro-rata portion of the operating expenses of that Underlying Portfolio, including the management fee. The expenses of the Underlying Portfolios are based upon the weighted average of the total operating expenses of the Underlying Portfolios after expense waiver allocated to the Portfolio at December 31, 2007.


Investors may be able to realize lower aggregate expenses by investing directly in the Underlying Portfolios instead of the Portfolio. An investor who chooses to invest directly in the Underlying Portfolios would not, however, receive the asset allocation services provided by the Manager.

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio including the cost of investing in the Underlying Portfolios with the cost of investing in other funds.


The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same and that all expense caps for the Portfolio and the Underlying Portfolios remain in effect only for the period ended April 30, 2009. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.


EXAMPLE OF PORTFOLIO EXPENSES


         Class A  Class B
--------------------------
1 Year   $     73 $     99
--------------------------
3 Years  $    228 $    313
--------------------------
5 Years  $    396 $    543
--------------------------
10 Years $    885 $  1,205
--------------------------

                      METLIFE MODERATE STRATEGY PORTFOLIO

INVESTMENT OBJECTIVE:

High total return in the form of income and growth of capital, with a greater emphasis on income.

PRINCIPAL INVESTMENT STRATEGY:


The Portfolio seeks to achieve its objective by investing in Class A shares of a diversified group of Underlying Portfolios of the Trust and of the Fund. Under normal circumstances, the Portfolio primarily invests in large cap, small cap, mid cap and international equity Underlying Portfolios and also invests in fixed income Underlying Portfolios in accordance with targeted allocations of 50% to equity securities and 50% to fixed income securities. The names of the Underlying Portfolios in which the Portfolio may invest and the approximate percentage of the Portfolio's assets allocated to various types of equity and fixed income securities, as of the date of this Prospectus, are set forth above in "Understanding the Portfolios."


The Portfolio seeks to achieve capital growth through its investments in Underlying Portfolios that invest primarily in equity securities. These investments may include Underlying Portfolios that invest mainly in stocks of large established U.S. companies as well, to a lesser extent, in stocks of foreign companies and smaller U.S. companies with above-average growth potential.

The Portfolio seeks to achieve current income through its investments in Underlying Funds that invest primarily in fixed income securities. These investments may include Underlying Portfolios that invest exclusively in bonds of U.S. issuers as well as Underlying Portfolios that invest in U.S. and foreign investment-grade securities, as well as Underlying Portfolios that invest high-yield, high-risk bonds.

The Portfolio is non-diversified, which means that it may concentrate its assets in a smaller number of issuers than a diversified portfolio. However, the Portfolio invests its assets in the Underlying Portfolios, each of which generally has diversified holdings.

PRIMARY RISKS:

An investment in the Portfolio is not guaranteed. You can lose money by investing in the Portfolio. There are direct and indirect risks of investing in the Portfolio. Direct risks include:

  . Performance Risk--Substantially all of the assets of the Portfolio are invested in Underlying Portfolios, which means that the investment performance of the Portfolio is directly related to the investment performance of these Underlying Portfolios held by the Portfolio. The ability of the Portfolio to meet its investment objective depends upon the allocation of the Portfolio's assets among the Underlying Portfolios and the ability of an Underlying Portfolio to meet its own investment objective. It is possible that an Underlying Portfolio will fail to execute its investment strategies effectively. As a result, an Underlying Portfolio may not meet its investment objective, which would affect the Portfolio's investment performance. There can be no assurance that the investment objective of any Portfolio or any Underlying Portfolio will be achieved.

  . Non-diversification Risk--The Portfolio is non-diversified which means the Portfolio can invest its assets in a small number of issuers. As a result, the Portfolio is more susceptible to any single economic, political or regulatory event affecting those issuers than is a diversified portfolio. This risk is limited because the Portfolio invests its assets in the Underlying Portfolios, each of which generally has diversified holdings.


The value of your investment in the Portfolio may be affected by one or more of the following indirect risks of the Underlying Portfolios, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate. Each risk is described in "Primary Risks of the Underlying Portfolios" and in the Trust's prospectus and the Fund's prospectus with respect to each Underlying Portfolio.


  .  Market risk

  .  Interest rate risk

  .  Credit risk

  .  High yield debt security risk

  .  Foreign investment risk

  .  Market capitalization risk

  .  Investment style risk

  .  Real estate investment risk

  .  Mortgage-related securities risk

  .  Derivatives risk

 PORTFOLIO MANAGEMENT:

..  Met Investors Advisory, LLC see page 39

..  For financial highlights see page 52



PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

The bar chart below shows you the performance of the Portfolio's Class B shares, the Portfolio's oldest Class, for each full calendar year since its inception and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart.



                                    [CHART]

YEAR-BY-YEAR TOTAL RETURN AS OF 12/31 OF EACH YEAR

  05         06         07
------     ------     ------
 5.81%     10.23%      6.21%

High Quarter: 4th-2006   +4.43%
Low Quarter:  2nd-2006   -1.33%

The table below compares the Portfolio's Class A and Class B shares' average annual compounded total returns for the 1-year period and from inception through 12/31/07 with the Dow Jones Moderate Portfolio Index and a blended index. The Dow Jones Moderate Portfolio Index is an unmanaged index designed for asset allocation strategists who are willing to take 60% of the risks of the global securities market. The blended index is comprised of 40% Wilshire 5000 Equity Index, 45% Lehman Brothers Universal Index, 10% Morgan Stanley Capital International Europe Australasia and Far East Index and 5% Citigroup 3-Month Treasury Bill Index. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.



 Average Annual Total Return as of 12/31/07
---------------------------------------------
                              Since   Inception
                     1 Year Inception   Date
------------------   ------ --------- ---------
Class A               6.49%    9.49%    5/2/05
Class B               6.21%    7.86%  11/04/04
Dow Jones Moderate
 Portfolio Index      8.02%   10.87%*
Blended Index         6.67%    8.93%*
* Index performance is from 10/31/04.

FEES AND EXPENSES:


The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2007 and are expressed as a percentage of the Portfolio's average daily net assets as of December 31, 2007. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts but do reflect the fees and expenses of the Underlying Portfolios. See the Contract prospectus for a description of the fees, expenses and charges imposed by the Contracts.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)



                                                    Class A Class B
-------------------------------------------------------------------
Management Fee                                       0.07%   0.07%
-------------------------------------------------------------------
12b-1 Fees                                           None    0.25%
-------------------------------------------------------------------
Other Expenses                                       0.00%   0.00%
-------------------------------------------------------------------
Total Annual Portfolio Operating Expenses            0.07%   0.32%
-------------------------------------------------------------------
Net Expenses of Underlying Portfolios*               0.65%   0.65%
-------------------------------------------------------------------
Total Annual Portfolio Operating Expenses
 and Net Indirect Expenses of Underlying Portfolios  0.72%   0.97%
-------------------------------------------------------------------



        * As an investor in an Underlying Portfolio, the Portfolio also will bear its pro-rata portion of the operating expenses of that Underlying Portfolio, including the management fee. The expenses of the Underlying Portfolios are based upon the weighted average of the total operating expenses of the Underlying Portfolios after expense waiver allocated to the Portfolio at December 31, 2007.


Investors may be able to realize lower aggregate expenses by investing directly in the Underlying Portfolios instead of the Portfolio. An investor who chooses to invest directly in the Underlying Portfolios would not, however, receive the asset allocation services provided by the Manager.

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio including the cost of investing in the Underlying Portfolios with the cost of investing in other funds.


The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same and that all expense caps for the Underlying Portfolios remain in effect only for the period ended April 30, 2009. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.


EXAMPLE OF PORTFOLIO EXPENSES


         Class A Class B
------------------------
1 Year    $ 74   $   99
------------------------
3 Years   $231   $  310
------------------------
5 Years   $402   $  539
------------------------
10 Years  $897   $1,194
------------------------

                     STRATEGIC GROWTH AND INCOME PORTFOLIO

INVESTMENT OBJECTIVE:

Both growth of capital and income where growth of capital takes precedence over income.

PRINCIPAL INVESTMENT STRATEGY:

The Portfolio seeks to achieve its objective by investing in Class A shares of a diversified group of Underlying Portfolios of the Trust and of the Fund. Under normal circumstances, the Portfolio primarily invests in large cap, small cap, mid cap and international equity Underlying Portfolios and also invests in fixed income Underlying Portfolios in accordance with targeted allocations of 65% to equity Underlying Portfolios including Underlying Portfolios that invest in real estate investment trusts (REITs) and 35% to fixed income Underlying Portfolios. The names of the Underlying Portfolios in which the Portfolio may invest and the approximate percentage of the Portfolio's assets allocated to various types of equity and fixed income Underlying Portfolios, as of the date of this Prospectus, are set forth above in "Understanding the Portfolios."

The Portfolio seeks to achieve capital growth through its investments in Underlying Portfolios that invest primarily in equity securities. These investments may include Underlying Portfolios that invest mainly in stocks of large established U.S. companies as well, to a lesser extent, in stocks of foreign companies and smaller U.S. companies with above-average growth potential.

The Portfolio seeks to achieve current income through its investments in Underlying Portfolios that invest primarily in fixed income securities. These investments may include Underlying Portfolios that invest exclusively in bonds of U.S. issuers as well as Underlying Portfolios that invest in U.S. and foreign investment-grade securities, as well as Underlying Portfolios that invest in high-yield, high-risk bonds, commonly referred to as "junk bonds."

The Portfolio is non- diversified, which means that it may invest its assets in a smaller number of issuers than a diversified portfolio. However, the Portfolio invests its assets in the Underlying Portfolios, each of which generally has diversified holdings.

PRIMARY RISKS:

An investment in the Portfolio is not guaranteed. You can lose money by investing in the Portfolio. There are direct and indirect risks of investing in the Portfolio. Direct risks include:

  . Performance Risk--Substantially all of the assets of the Portfolio are invested in Underlying Portfolios, which means that the investment performance of the Portfolio is directly related to the investment performance of these Underlying Portfolios held by the Portfolio. The ability of the Portfolio to meet its investment objective depends upon the allocation of the Portfolio's assets among the Underlying Portfolios and the ability of an Underlying Portfolio to meet its own investment objective. It is possible that an Underlying Portfolio will fail to execute its investment strategies effectively. As a result, an Underlying Portfolio may not meet its investment objective, which would affect the Portfolio's investment performance. There can be no assurance that the investment objective of any Portfolio or any Underlying Portfolio will be achieved.

  . Non-diversification Risk--The Portfolio is non-diversified which means the Portfolio can invest its assets in a small number of issuers. As a result, the Portfolio is more susceptible to any single economic, political or regulatory event affecting those issuers than is a diversified Portfolio. This risk is limited because the Portfolio invests its assets in the Underlying Portfolios, each of which generally has diversified holdings.

The value of your investment in the Portfolio may be affected by one or more of the following indirect risks of the Underlying Portfolios, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate. Each risk is described in "Primary Risks of the Underlying Portfolios" and in the Trust's prospectus and the Fund's prospectus with respect to each Underlying Portfolio.

  .  Market risk

  .  Interest rate risk

  .  Credit risk

  .  High yield debt security risk

  .  Foreign investment risk

  .  Market capitalization risk

  .  Investment style risk

  .  Real estate investment risk

  .  Mortgage-related securities risk

  .  Derivatives risk

PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

The bar chart below shows you the performance of the Portfolio's Class B shares (the only class outstanding) for each full calendar year since its inception. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart.

                                    [CHART]

YEAR-BY-YEAR TOTAL RETURN AS OF 12/31 OF EACH YEAR

   07
 ------
  6.42%

High Quarter: 2nd-2007   +2.88%
Low Quarter:  4th-2007   -0.83%



The table below compares the Portfolio's Class B shares' average annual compounded total returns for the 1-year period and from inception through 12/31/07 with the Dow Jones Moderate Portfolio Index and a blended index. The Dow Jones Moderate Portfolio Index is an unmanaged index designed for asset allocation strategists who are willing to take 60% of the risk of the global securities market. The blended index is comprised of 35% Lehman Brothers Aggregate Bond Index, 30% S&P 500 Index, 15% S&P Mid Cap 400 Index, 5% S&P Small Cap 600 Index, 10% MSCI EAFE Index and 5% Dow Jones Wilshire REIT Index. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.



 Average Annual Total Return as of 12/31/07
---------------------------------------------
                              Since   Inception
                     1 Year Inception   Date
------------------   ------ --------- ---------
Class B               6.42%   8.01%    11/1/06
Dow Jones Moderate
 Portfolio Index      8.02%   9.43%*
Blended Index         5.64%   7.05%*
* Index performance is from 10/31/06.




 PORTFOLIO MANAGEMENT:

..  Gallatin Asset Management, Inc. see page 42

..  For financial highlights see page 54

FEES AND EXPENSES:

This following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the period ended December 31, 2007, and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts but do reflect fees and expenses of the Underlying Portfolios. See the Contract prospectus for a description of the fees, expenses and charges imposed by the Contracts.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)



                                                       Class B
------------------------------------------------------ -------
Management Fee                                          0.15%
--------------------------------------------------------------
12b-1 Fees                                              0.25%
--------------------------------------------------------------
Other Expenses                                          0.05%
--------------------------------------------------------------
Total Annual Portfolio Operating Expenses
 Before Expense Waiver                                  0.45%
--------------------------------------------------------------
Contractual Expense Waiver*                             0.05%
--------------------------------------------------------------
Total Annual Portfolio Operating Expenses
 After Expense Waiver                                   0.40%
--------------------------------------------------------------
Net Expenses of Underlying Portfolios**                 0.78%
--------------------------------------------------------------
Total Annual Portfolio Operating Expenses After Waiver
 and Net Indirect Expenses of Underlying Portfolios     1.18%
--------------------------------------------------------------



         * The Manager and the Trust have entered into an Expense Limitation Agreement whereby the total direct Annual Portfolio Operating Expenses for the Class B shares of the Portfolio will not exceed 0.40%, for the period ended April 30, 2009 and in any year in which the Agreement is in effect. Under certain circumstances, any fees waived or expenses reimbursed by the Manager may, with the approval of the Trust's Board of Trustees, be repaid to the Manager.
        ** As an investor in an Underlying Portfolio, the Portfolio also will bear its pro-rata portion of the operating expenses of that Underlying Portfolio, including the management fee. The expenses of the Underlying Portfolios are based upon the weighted average of the total operating expenses of the Underlying Portfolios after expenses waiver for the year ended December 31, 2007, according to the Portfolio's investment in such Underlying Portfolios as of December 31, 2007.

Investors may be able to realize lower aggregate expenses by investing directly in the Underlying Portfolios instead of the Portfolio. An investor who chooses to invest directly in the Underlying Portfolios would not, however, receive the asset allocation services provided by the Adviser.

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio, including the cost of investing in the Underlying Portfolios, with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same and that all expense caps for the Portfolio and the Underlying Portfolios remain in effect only for the period ended April 30, 2009. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES



         Class B
-----------------
1 Year   $    121
-----------------
3 Years  $    388
-----------------
5 Years  $    674
-----------------
10 Years $  1,491
-----------------

                    STRATEGIC CONSERVATIVE GROWTH PORTFOLIO

INVESTMENT OBJECTIVE:

Primarily growth of capital with a level of risk expected to be less than that of an investor fully invested in stocks.

PRINCIPAL INVESTMENT STRATEGY:

The Portfolio seeks to achieve its objective by investing in Class A shares of a diversified group of Underlying Portfolios of the Trust and of the Fund. Under normal circumstances, the Portfolio primarily invests in large cap, small cap, mid cap, foreign developed markets, and foreign emerging markets equity Underlying Portfolios and also invests in fixed income Underlying Portfolios in accordance with targeted allocations of 80% to equity Underlying Portfolios and 20% fixed income Underlying Portfolios. The names of the Underlying Portfolios in which the Portfolio may invest and the approximate percentage of the Portfolio's assets allocated to various types of equity and fixed income Underlying Portfolios, as of the date of this Prospectus, are set forth above in "Understanding the Portfolios."

The Portfolio seeks to achieve capital growth through its investments in Underlying Portfolios that invest primarily in equity securities. These investments may include Underlying Portfolios that invest mainly in stocks of large established U.S. companies as well, to a lesser extent, in stocks of foreign companies and smaller U.S. companies with above-average growth potential. Although the Portfolio does not currently intend to do so, it may also in the future invest in Underlying Portfolios that invest in REITs.

The Portfolio seeks to reduce equity risk through its investments in Underlying Portfolios that invest primarily in fixed income securities. These investments may include Underlying Portfolios that invest exclusively in bonds of U.S. issuers. The Portfolio may invest in Underlying Portfolios that invest in U.S. and foreign investment-grade securities, as well as Underlying Portfolios that invest in high-yield, high-risk bonds, commonly referred to as "junk bonds."

The Portfolio is non-diversified, which means that it may invest its assets in a smaller number of issuers than a diversified portfolio. However, the Portfolio invests its assets in the Underlying Portfolios, each of which generally has diversified holdings.

PRIMARY RISKS:

An investment in the Portfolio is not guaranteed. You can lose money by investing in the Portfolio. There are direct and indirect risks of investing in the Portfolio. Direct risks include:

  . Performance Risk--Substantially all of the assets of the Portfolio are invested in Underlying Portfolios, which means that the investment performance of the Portfolio is directly related to the investment performance of these Underlying Portfolios held by the Portfolio. The ability of the Portfolio to meet its investment objective depends upon the allocation of the Portfolio's assets among the Underlying Portfolios and the ability of an Underlying Portfolio to meet its own investment objective. It is possible that an Underlying Portfolio will fail to execute its investment strategies effectively. As a result, an Underlying Portfolio may not meet its investment objective, which would affect the Portfolio's investment performance. There can be no assurance that the investment objective of any Portfolio or any Underlying Portfolio will be achieved.

  . Non-diversification Risk--The Portfolio is non-diversified which means the Portfolio can invest its assets in a small number of issuers. As a result, the Portfolio is more susceptible to any single economic, political or regulatory event affecting those issuers than is a diversified portfolio. This risk is limited because the Portfolio invests its assets in the Underlying Portfolios, each of which generally has diversified holdings.

The value of your investment in the Portfolio may be affected by one or more of the following indirect risks of the Underlying Portfolios, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate. Each risk is described in "Primary Risks of the Underlying Portfolios" and in the Trust's prospectus and the Fund's prospectus with respect to each Underlying Portfolio.

  .  Market risk

  .  Interest rate risk

  .  Credit risk

  .  High yield debt security risk

  .  Foreign investment risk

  .  Market capitalization risk

  .  Investment style risk

  .  Real estate investment risk

  .  Mortgage-related securities risk

  .  Derivatives risk

 PORTFOLIO MANAGEMENT:

..  Gallatin Asset Management, Inc. see page 42

..  For financial highlights see page 55




PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

The bar chart below shows you the performance of the Portfolio's Class B shares (the only class outstanding) for each full calendar year since its inception. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart.

                                    [CHART]

YEAR-BY-YEAR TOTAL RETURN AS OF 12/31 OF EACH YEAR

   07
 ------
  7.94%

High Quarter: 2nd-2007   +4.85%
Low Quarter:  4th-2007   -0.98%



The table below compares the Portfolio's Class B shares' average annual compounded total returns for the 1-year period and from inception through 12/31/07 with the Dow Jones Moderately Aggressive Portfolio Index, a blended index and the Wilshire 5000 Equity Index. The Dow Jones Moderately Aggressive Portfolio Index is an unmanaged index designed for asset allocation strategists who are willing to take 80% of the risk of the global securities market. The Wilshire 5000 Equity Index measures the performance of all U.S. headquartered equity securities with readily available price data. The blended index is comprised of 20% Lehman Brothers Aggregate Bond Index, 43% S&P 500 Index, 15% S&P Mid Cap 400 Index, 7% S&P Small Cap 600 Index and 15% MSCI EAFE Index. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.



     Average Annual Total Return as of 12/31/07
-----------------------------------------------------
                                    Since   Inception
                           1 Year Inception   Date
-------------------------- ------ --------- ---------
Class B                     7.94%    9.95%   11/1/06
Dow Jones Moderately
 Aggressive Portfolio
 Index                      8.33%   10.62%*
Blended Index               6.74%    8.54%*
Wilshire 5000 Equity Index  5.62%    7.89%*
* Index performance is from 10/31/06.

FEES AND EXPENSES:

This following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the period ended December 31, 2007, and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts but do reflect fees and expenses of the Underlying Portfolios. See the Contract prospectus for a description of the fees, expenses and charges imposed by the Contracts.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)



                                                                 Class B
------------------------------------------------------------------------
Management Fee                                                    0.15%
------------------------------------------------------------------------
12b-1 Fees                                                        0.25%
------------------------------------------------------------------------
Other Expenses                                                    0.05%
------------------------------------------------------------------------
Total Annual Portfolio Operating Expenses
 Before Expense Waiver                                            0.45%
------------------------------------------------------------------------
Contractual Expense Waiver*                                       0.05%
------------------------------------------------------------------------
Total Annual Portfolio Operating Expenses
 After Expense Waiver                                             0.40%
------------------------------------------------------------------------
Net Expenses of Underlying Portfolios**                           0.74%
------------------------------------------------------------------------
Total Annual Portfolio Operating Expenses
 After Waiver and Net Indirect Expenses of Underlying Portfolios  1.14%
------------------------------------------------------------------------



         * The Manager and the Trust have entered into an Expense Limitation Agreement whereby the total direct Annual Portfolio Operating Expenses for the Class B shares of the Portfolio will not exceed 0.40%, for the period ended April 30, 2009 and in any year in which the Agreement is in effect. Under certain circumstances, any fees waived or expenses reimbursed by the Manager may, with the approval of the Trust's Board of Trustees, be repaid to the Manager.
        ** As an investor in an Underlying Portfolio, the Portfolio also will bear its pro-rata portion of the operating expenses of that Underlying Portfolio, including the management fee. The expenses of the Underlying Portfolios are based upon the weighted average of the total operating expenses of the Underlying Portfolios after expenses waiver for the year ended December 31, 2007, according to the Portfolio's investment in such Underlying Portfolios as of December 31, 2007.

Investors may be able to realize lower aggregate expenses by investing directly in the Underlying Portfolio's instead of the Portfolio. An investor who chooses to invest directly in the Underlying Portfolios would not, however, receive the asset allocation services provided by the Adviser.

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio, including the cost of investing in the Underlying Portfolios, with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same and that all expense caps for the Portfolio and the Underlying Portfolios remain in effect only for the period ended April 30, 2009. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES



         Class B
-----------------
1 Year   $    117
-----------------
3 Years  $    375
-----------------
5 Years  $    653
-----------------
10 Years $  1,445
-----------------

                          STRATEGIC GROWTH PORTFOLIO

INVESTMENT OBJECTIVE:

Growth of capital.

PRINCIPAL INVESTMENT STRATEGY:

The Portfolio seeks to achieve its objective by investing in Class A shares of a diversified group of Underlying Portfolios of the Trust and of the Fund. Under normal circumstances, the Portfolio primarily invests in large cap, small cap, mid cap and foreign developed markets, and foreign emerging markets equity Underlying Portfolios in accordance with targeted allocations of 100% to equity Underlying Portfolios. The names of the Underlying Portfolios in which the Portfolio may invest and the approximate percentage of the Portfolio's assets allocated to various types of equity Underlying Portfolios, as of the date of this Prospectus, are set forth above in "Understanding the Portfolios."

The Portfolio seeks to achieve capital growth through its investments in Underlying Portfolios that invest primarily in equity securities. These investments may include Underlying Portfolios that invest mainly in stocks of large established U.S. companies as well as, to a lesser extent, in stocks of foreign companies and smaller U.S. companies with above-average growth potential. Although the Portfolio does not currently intend to do so, it may also in the future invest in Underlying Portfolios that invest in fixed income securities and REITs.

The Portfolio is non-diversified, which means that it may invest its assets in a smaller number of issuers than a diversified portfolio. However, the Portfolio invests its assets in the Underlying Portfolios, each of which generally has diversified holdings.

PRIMARY RISKS:

An investment in the Portfolio is not guaranteed. You can lose money by investing in the Portfolio. There are direct and indirect risks of investing in the Portfolio. Direct risks include:

  . Performance Risk--Substantially all of the assets of the Portfolio are invested in Underlying Portfolios, which means that the investment performance of the Portfolio is directly related to the investment performance of these Underlying Portfolios held by the Portfolio. The ability of the Portfolio to meet its investment objective depends upon the allocation of the Portfolio's assets among the Underlying Portfolios and the ability of an Underlying Portfolio to meet its own investment objective. It is possible that an Underlying Portfolio will fail to execute its investment strategies effectively. As a result, an Underlying Portfolio may not meet its investment objective, which would affect the Portfolio's investment performance. There can be no assurance that the investment objective of any Portfolio or any Underlying Portfolio will be achieved.

  . Non-diversification Risk--The Portfolio is non-diversified which means the Portfolio can invest its assets in a small number of issuers. As a result, the Portfolio is more susceptible to any single economic, political or regulatory event affecting those issuers than is a diversified portfolio. This risk is limited because the Portfolio invests its assets in the Underlying Portfolios, each of which generally has diversified holdings.

The value of your investment in the Portfolio may be affected by one or more of the following indirect risks of the Underlying Portfolios, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate. Each risk is described in "Primary Risks of the Underlying Portfolios" and in the Trust's prospectus and the Fund's prospectus with respect to each Underlying Portfolio.

  .  Market risk

  .  Interest rate risk

  .  Credit risk

  .  High yield debt security risk

  .  Foreign investment risk

  .  Market capitalization risk

  .  Investment style risk

  .  Real estate investment risk

  .  Mortgage-related securities risk

  .  Derivatives risk

PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

The bar chart below shows you the performance of the Portfolio's Class B shares (the only class outstanding) for each full calendar year since its inception. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart.

                                    [CHART]

YEAR-BY-YEAR TOTAL RETURN AS OF 12/31 OF EACH YEAR

   07
 ------
  8.79%

High Quarter: 2nd-2007   +6.54%
Low Quarter:  4th-2007   -1.70%



The table below compares the Portfolio's Class B shares' average annual compounded total returns for the 1-year period and from inception through 12/31/07 with the Dow Jones Aggressive Portfolio Index, a blended index and the Wilshire 5000 Equity Index. The Dow Jones Aggressive Portfolio Index is an unmanaged index designed for asset allocation strategists who are willing to take 100% of the risk of the global securities market. The Wilshire 5000 Equity Index measures the performance of all U.S. headquartered equity securities with readily available price data. The blended index is comprised of 55% S&P 500 Index, 15% S&P Mid Cap 400 Index, 10% S&P Small Cap 600 Index and 20% MSCI EAFE Index. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.



     Average Annual Total Return as of 12/31/07
-----------------------------------------------------
                                    Since   Inception
                           1 Year Inception   Date
-------------------------- ------ --------- ---------
Class B                     8.79%   11.40%   11/1/06
Dow Jones Aggressive
 Portfolio Index            8.66%   11.74%*
Blended Index               6.49%    8.93%*
Wilshire 5000 Equity Index  5.62%    7.89%*
* Index performance is from 10/31/06.




 PORTFOLIO MANAGEMENT:

..  Gallatin Asset Management, Inc. see page 42

..  For financial highlights see page 56

FEES AND EXPENSES:

This following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the period ended December 31, 2007, and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts but do reflect fees and expenses of the Underlying Portfolios. See the Contract prospectus for a description of the fees, expenses and charges imposed by the Contracts.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)



                                                                 Class B
------------------------------------------------------------------------
Management Fee                                                    0.15%
------------------------------------------------------------------------
12b-1 Fees                                                        0.25%
------------------------------------------------------------------------
Other Expenses                                                    0.09%
------------------------------------------------------------------------
Total Annual Portfolio Operating Expenses
 Before Expense Waiver                                            0.49%
------------------------------------------------------------------------
Contractual Expense Waiver*                                       0.09%
------------------------------------------------------------------------
Total Annual Portfolio Operating Expenses
 After Expense Waiver                                             0.40%
------------------------------------------------------------------------
Net Expenses of Underlying Portfolios**                           0.68%
------------------------------------------------------------------------
Total Annual Portfolio Operating Expenses
 After Waiver and Net Indirect Expenses of Underlying Portfolios  1.08%
------------------------------------------------------------------------



         * The Manager and the Trust have entered into an Expense Limitation Agreement whereby the total direct Annual Portfolio Operating Expenses for the Class B shares of the Portfolio will not exceed 0.40% for the period ended April 30, 2009 and in any year in which the Agreement is in effect. Under certain circumstances, any fees waived or expenses reimbursed by the Manager may, with the approval of the Trust's Board of Trustees, be repaid to the Manager.
        ** As an investor in an Underlying Portfolio, the Portfolio also will bear its pro-rata portion of the operating expenses of that Underlying Portfolio, including the management fee. The expenses of the Underlying Portfolios are based upon the weighted average of the total operating expenses of the Underlying Portfolios after expense waiver for the year ended December 31, 2007, according to the Portfolio's investment in such Underlying Portfolios as of December 31, 2007.

Investors may be able to realize lower aggregate expenses by investing directly in the Underlying Portfolios instead of the Portfolio. As investor who chooses to invest directly in the Underlying Portfolios would not, however, receive the asset allocation services provided by the Adviser.

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio, including the cost of investing in the Underlying Portfolios, with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same and that all expense caps for the Portfolio and the Underlying Portfolios remain in effect only for the period ended April 30, 2009. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES



         Class B
-----------------
1 Year   $    111
-----------------
3 Years  $    365
-----------------
5 Years  $    638
-----------------
10 Years $  1,419
-----------------

PRIMARY RISKS OF THE UNDERLYING PORTFOLIOS


One or more of the following primary risks may apply to the Underlying Portfolios. Please see the Investment Summary for your particular Portfolio to determine which risks apply to the Underlying Portfolios. The greater a Portfolio's investment in a particular asset class, the greater the impact to the Portfolio of the risks related to the class. For example, the Strategic Growth and Income Portfolio, the Strategic Conservative Growth Portfolio and the Strategic Growth Portfolio will be more impacted by market risk because more of their assets will be invested in U.S. and international stocks while the MetLife Defensive Strategy Portfolio and MetLife Moderate Strategy Portfolio will be more impacted by credit risk and interest rate risk because 65% and 50% of their assets, respectively, will be invested in debt securities. Please note that there are many other circumstances that could adversely affect your investment and prevent an Underlying Portfolio from reaching its objective, which are not described here.


MARKET RISK


An Underlying Portfolio's share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including disappointing corporate earnings, adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or a company may deteriorate. In addition, an assessment by an Underlying Portfolio's Adviser of particular companies may prove incorrect, resulting in losses or poor performance by those holdings, even in a rising market. An Underlying Portfolio could also miss attractive investment opportunities if its Adviser underweights markets or industries where there are significant returns, and could lose value if the Adviser overweights markets or industries where there are significant declines.


Stocks purchased in IPOs have a tendency to fluctuate in value significantly shortly after the IPO relative to the price at which they were purchased. These fluctuations could impact the net asset value and return earned on the Underlying Portfolio's shares.

INTEREST RATE RISK

The values of debt securities are subject to change when prevailing interest rates change. When interest rates go up, the value of debt securities and certain dividend paying stocks tends to fall. If an Underlying Portfolio invests a significant portion of its assets in debt securities or stocks purchased primarily for dividend income and interest rates rise, then the value of your investment may decline. Alternatively, when interest rates go down, the value of debt securities and certain dividend paying stocks may rise.

Interest rate risk will affect the price of a fixed income security more if the security has a longer maturity because changes in interest rates are increasingly difficult to predict over longer periods of time. Fixed income securities with longer maturities will therefore be more volatile than other fixed income securities with shorter maturities. Conversely, fixed income securities with shorter maturities will be less volatile but generally provide lower returns than fixed income securities with longer maturities. The average maturity and duration of the Underlying Portfolio's fixed income investments will affect the volatility of the Underlying Portfolio's share price.

During periods of high interest rates, REITs and other real estate companies may lose appeal for investors who may be able to obtain higher yields from other income-producing investments. High interest rates may also mean that financing for property purchases and improvements is more costly and difficult to obtain.

CREDIT RISK

The value of debt securities is directly affected by an issuer's ability to pay principal and interest on time. If an Underlying Portfolio invests in debt securities, the value of your investment may be adversely affected when an issuer fails to pay an obligation on a timely basis. An Underlying Portfolio may also be subject to credit risk to the extent it engages in transactions, such as securities loans, repurchase agreements or certain derivatives, which involve a promise by a third party to honor an obligation to the Underlying Portfolio. Such third party may be unwilling or unable to honor its financial obligations.

HIGH YIELD DEBT SECURITY RISK

High yield debt securities, or junk bonds, are securities which are rated below "investment grade" or are not rated, but are of equivalent quality. High yield debt securities range from those for which the prospect for repayment of principal and interest is predominantly speculative to those which are currently in default on principal or interest payments. An Underlying Portfolio with high yield debt securities may be more susceptible to credit risk and market risk than a Portfolio that invests only in higher quality debt securities because these lower-rated debt securities are less secure financially and more sensitive to downturns in the economy. In addition, the secondary market for such securities may not be as liquid as that for more highly rated debt securities. As a result, an Underlying Portfolio's Adviser may find it more difficult to sell these securities or may have to sell them at lower prices.

You should understand that high yield securities are not generally meant for short-term investing. When an Underlying Portfolio invests in high yield securities it generally seeks to receive a correspondingly higher return to compensate it for the additional credit risk and market risk it has assumed.

FOREIGN INVESTMENT RISK

Investments in foreign securities involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject:

  . These risks may include the seizure by the government of company assets, excessive taxation, withholding taxes on dividends and interest, limitations on the use or transfer of portfolio assets, and political or social instability.

  . Enforcing legal rights may be difficult, costly and slow in foreign countries, and there may be special problems enforcing claims against foreign governments.

  . Foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there may be less public information about their operations.

  .  Foreign markets may be less liquid and more volatile than U.S. markets.

  . Foreign securities often trade in currencies other than the U.S. dollar, and a Portfolio may directly hold foreign currencies and purchase and sell foreign currencies. Changes in currency exchange rates will affect a Portfolio's net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of foreign securities. An increase in the strength of the U.S. dollar relative to these other currencies may cause the value of a Portfolio to decline. Certain foreign currencies may be particularly volatile, and foreign governments may intervene in the currency markets, causing a decline in value or liquidity of a Portfolio's foreign currency or securities holdings.

  . Costs of buying, selling and holding foreign securities, including brokerage, tax and custody costs, may be higher than those involved in domestic transactions.

Investments in emerging markets include all of the risks of investments in foreign securities and are subject to severe price declines. The economic and political structures of developing nations, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity. Such countries may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners and economies based on only a few industries. For these reasons, all of the risks of investing in foreign securities are heightened by investing in emerging market countries. The markets of developing countries have been more volatile than the markets of developed countries with more mature economies. These markets often have provided significantly higher or lower rates of return than developed markets, and significantly greater risks, to investors.

MARKET CAPITALIZATION RISK

Stocks fall into three broad market capitalization categories--large, medium and small. Investing primarily in one category carries the risk that due to current market conditions that category may be out of favor. If valuations of large capitalization companies appear to be greatly out of proportion to the valuations of small or medium capitalization companies, investors may migrate to the stocks of small and mid-sized companies causing an Underlying Portfolio that invests in these companies to increase in value more rapidly than an Underlying Portfolio that invests in larger, fully-valued companies. Larger more established companies may also be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion. Investing in medium and small capitalization companies may be subject to special risks associated with narrower product lines, more limited financial resources, dependency on a few key personnel for management compared to companies with greater financial resources, and a more limited trading market for their stocks as compared with larger companies.

In addition, securities of these companies are subject to the risk that during certain periods the liquidity of particular issuers or industries, or all securities in particular investment categories, will shrink or disappear suddenly and without warning as a result of adverse economic or market conditions, or adverse investor perceptions whether or not accurate. Securities of medium and smaller capitalization issuers may therefore be subject to greater price volatility and may decline more significantly in market downturns than securities of larger companies and an Underlying Portfolio may incur losses because it will be required to effect sales at a disadvantageous time and only then at a substantial drop in price. In some cases, these companies may be relatively new issuers (I.E., those having continuous operation histories of less than three years) which carries other risks in addition to the risks of other medium and small capitalization companies. New issuers may be more speculative because such companies are relatively unseasoned. These companies will often be involved in the development or marketing of a new product with no established market, which could lead to significant losses. Smaller and medium capitalization issuers may also require substantial additional capital to support their operations, to finance expansion or to maintain their competitive position; and may have substantial borrowings or may otherwise have a weak financial condition, and may be susceptible to bankruptcy. Transaction costs for these investments are often higher than those of larger capitalization companies.

INVESTMENT STYLE RISK

Different investment styles tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. An Underlying Portfolio may outperform or underperform other funds that employ a different investment style. An Underlying Portfolio may also employ a combination of styles that impact its risk characteristics. Examples of different investment styles include growth and value investing. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's growth of earnings potential. Also, since growth companies usually invest a high portion of earnings in their business, growth stocks may lack the dividends of some value stocks that can cushion stock prices in a falling market. Growth oriented funds will typically underperform when value investing is in favor. Value stocks are those which are undervalued in comparison to their peers due to adverse business developments or other factors. Value investing carries the risk that the market will not recognize a security's inherent value for a long time, or that a stock judged to be undervalued may actually be appropriately priced or overvalued. Value oriented funds will typically underperform when growth investing is in favor.

REAL ESTATE INVESTMENT RISK

Although a Portfolio will not invest in real estate directly, it may concentrate its assets in the real estate industry or may invest in securities related to the real estate industry, so an investment in the Underlying Portfolio will be closely linked to the performance of the real estate markets. Property values may decrease due to increasing vacancies or declining rents resulting from unanticipated economic, legal, cultural or technological developments or because of overbuilding or lack of mortgage funds. The value of an individual property may also decline because of environmental liabilities or losses due to casualty or condemnation. Because of this concentration in or potential exposure to the real estate industry, the value of the Underlying Portfolio's shares may change at different rates compared to the value of shares of a mutual fund with investments in a mix of different industries.

The Underlying Portfolio may at times be more concentrated in particular sub-sectors of the real estate business--e.g. apartments, retail, hotels, offices, industrial, health care, etc. As such, its performance would be especially sensitive to developments that significantly affected those businesses.

In addition, Equity REITs may be affected by changes in the value of the underlying property they own, while Mortgage REITs may be affected by the quality of any credit they extend.

Equity and Mortgage REITs are dependent upon management skills and are subject to heavy cash flow dependency, defaults by borrowers, self-liquidation and the possibility of failing to qualify for tax-free pass through of income under the Internal Revenue Code of 1986, and to maintain exemption from the Investment Company Act of 1940, as amended ("1940 Act"). In the event an issuer of debt securities collateralized by real estate defaults, it is conceivable that the REIT could end up holding the underlying real estate.

MORTGAGE-RELATED SECURITIES RISK

Mortgage-related securities may be issued or guaranteed by the U.S. Government, its agencies or instrumentalities or may be issued by private issuers and as such are not guaranteed by the U.S. Government, its agencies or instrumentalities. Like other debt securities, changes in interest rates generally affect the value of a mortgage-backed security. Additionally, some mortgage-backed securities may be structured so that they may be particularly sensitive to interest rates.

Investments in mortgage-related securities are also subject to special risks of prepayment. Prepayment risk occurs when the issuer of a security can prepay the principal prior to the security's maturity. Securities subject to prepayment risk, including the collateralized mortgage obligations and other mortgage-related securities that an Underlying Portfolio can buy, generally offer less potential for gains when prevailing interest rates decline, and have greater potential for loss when interest rates rise depending upon the coupon of the underlying securities. The impact of prepayments on the price of a security may be difficult to predict and may increase the volatility of the price. In addition, early repayment of mortgages underlying these securities may expose an Underlying Portfolio to a lower rate of return when it reinvests the principal. Further, an Underlying Portfolio may buy mortgage-related securities at a premium. Accelerated prepayments on those securities could cause the Underlying Portfolio to lose a portion of its principal investment represented by the premium the Underlying Portfolio paid.

If interest rates rise rapidly, prepayments may occur at slower rates than expected, which could have the effect of lengthening the expected maturity of a short- or medium-term security. That could cause its value to fluctuate more widely in response to changes in interest rates. In turn, this could cause the value of an Underlying Portfolio's shares to fluctuate more.

Non-mortgage asset-backed securities are not issued or guaranteed by the U.S. Government or its agencies or government-sponsored entities. In the event of a failure of these securities or of mortgage-related securities issued by private issuers to pay interest or repay principal, the assets backing these securities such as automobiles or credit card receivables may be insufficient to support the payments on the securities.

DERIVATIVES RISK

The Portfolios' investments in derivatives, if any, can significantly increase the Underlying Portfolio's exposure to market risk or credit risk of the counterparty. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the relevant assets, rates and indices.

SECTOR RISK

Because RCM Technology Portfolio concentrates its investments in the technology sector, it is subject to risks particularly affecting those companies, such as the risks of short product cycles and rapid obsolescence of products and services, competition from new and existing companies, significant losses and/or limited earnings, security price volatility and limited operating histories.

In addition to other risks, a Portfolio that invests a substantial portion of its assets in related industries (or "sectors") may have greater risk because companies in these sectors may share common characteristics and may react similarly to market developments.

MANAGEMENT

The Trust's Board of Trustees is responsible for managing the business affairs of the Trust. The Trustees meet periodically to review the affairs of the Trust and to establish certain guidelines which the Manager is expected to follow in implementing the investment policies and objectives of the Trust. The Trustees also review the management of the Portfolios' assets by the Manager. Information about the Trustees and executive officers of the Trust is contained in the SAI.

THE MANAGER


Met Investors Advisory, LLC (the "Manager"), 5 Park Plaza, Suite 1900, Irvine, California 92614, manages all of the Portfolios. The Manager is responsible for the general management and administration of the Trust and the Portfolios. In addition to its managerial responsibilities, the Manager also is responsible for determining the asset allocation range for the MetLife Defensive Strategy and MetLife Moderate Strategy Portfolios and ensuring that the allocations are consistent with the guidelines that have been approved by the Board of Trustees. Within the asset allocation range for those Portfolios, the Manager will periodically establish specific percentage targets for each asset class and each Underlying Portfolio to be held by the Portfolios based on the investment objectives and policies of the Underlying Portfolios, the Manager's investment process as well as its outlook for the economy, financial markets and relative market valuation of each Underlying Portfolio. The Manager is an affiliate of MetLife.

The MetLife Defensive Strategy and MetLife Moderate Strategy Portfolios are managed by an Investment Committee composed of Elizabeth M. Forget, Alan C. Leland, Jr., CFA, Thomas C. McDevitt, CIMA, John Guthrie, Jr. CFA, Darrel A. Olson, CFA and Jeffrey L. Bernier, CIMA.

Ms. Forget, chair of the Committee, has been President of the Manager since December 2000, has been President and Trustee of Met Investors Series Trust since December 2000, has been a Senior Vice President of MetLife, Inc. since May 2007, has been President of MetLife Advisers, LLC since May 2006, has been Trustee of MetLife Investment Funds, Inc. since May 2006 and has been Trustee of Metropoliton Series Fund, Inc. since August 2006.

Mr. Guthrie, CFA, Vice President of the Manager, is also Senior Vice President of MetLife Advisers, LLC and serves on MetLife Advisers LLC's Board of Managers. He is also a Vice President of Metropolitan Life Insurance Company. Mr. Guthrie joined New England Life Insurance Company (an indirect subsidiary of MetLife, Inc.) in 1969 and has served in various positions since that time.


Mr. Leland, CFA, Vice President of the Manager, joined MetLife in 1974. Prior to becoming Vice President of Metropolitan Life Insurance Company in the Annuity Product Management business unit and Chief Financial Officer of MetLife Advisers, LLC, he worked in both MetLife's Investment Department and Group Pension Department.

Mr. McDevitt, CIMA, Vice President of the Manager, also is a Vice President of MetLife Advisers, LLC and is primarily responsible for the oversight of the investment functions of Metropolitan Series Fund, Inc.'s subadvisers and performance analyses of Metropolitan Series Fund, Inc.'s portfolios. Mr. McDevitt joined Metropolitan Life Insurance Company in 1980 and was responsible for the development, marketing and servicing of an asset allocation and investment advisory service for group pension clients.



Mr. Olson, CFA, Vice President of the Manager, has been with Metropolitan Life Insurance Company for over 25 years and is a Director in the Investments Department. Currently, Mr. Olson manages the assets under MetLife's Employee Benefit Plans. In addition, Mr. Olson serves as Chief of Staff for a review board that oversees all of MetLife's use of unaffiliated managers.


Mr. Bernier, CIMA, joined Metropolitan Life Insurance Company in December 2007. He has been a Vice President of Metropolitan Life Insurance Company and a Vice President of the Manager since 2008. From July 2004 to December 2007 Mr. Bernier was a Director and Senior Investment Analyst of Investment Management Services for John Hancock Financial Services. From May 2000 to December 2001 Mr. Bernier was an Assistant Vice President in the Corporate and Investment Banking division of Wachovia Securities.

The Manager has hired an independent consultant to provide research and consulting services with respect to the periodic asset allocation targets for each of the MetLife Defensive Strategy and MetLife Moderate Strategy Portfolios and to investments in the Underlying Portfolios, which may assist the Manager in determining the Underlying Portfolios which may be available for investment and with the selection of and allocation of each Portfolio's investments among the Underlying Portfolios. The Manager is responsible for paying the consulting fees.

With respect to the Strategic Growth and Income, Strategic Conservative Growth and Strategic Growth Portfolios, the Manager selects and pays the fees of the Adviser for the Portfolio and monitors the Adviser's investment program. The Manager is responsible for implementing the asset allocation determinations of the Adviser and identifying the Underlying Portfolios that are available for investment by each Portfolio.

As compensation for its services to the Portfolios, the Manager receives monthly compensation at an annual rate of a percentage of the average daily net assets of each Portfolio. The management fees for each Portfolio are:


PORTFOLIO                               MANAGEMENT FEE
MetLife Defensive Strategy Portfolio    0.10% of first $500 million of such assets plus
                                        0.075% of such assets over $500 million up to $1 billion
                                        plus 0.05% of such assets over $1 billion
--------------------------------------------------------------------------------------------------
MetLife Moderate Strategy Portfolio     0.10% of first $500 million of such assets plus
                                        0.075% of such assets over $500 million up to $1 billion
                                        plus 0.05% of such assets over $1 billion
--------------------------------------------------------------------------------------------------
Strategic Growth and Income Portfolio   0.15% of the first $250 million of such assets plus 0.125%
                                        of such assets over $250 million up to $500 million plus
                                        0.10% of such assets over $500 million
--------------------------------------------------------------------------------------------------
Strategic Conservative Growth Portfolio 0.15% of the first $250 million of such assets plus 0.125%
                                        of such assets over $250 million up to $500 million plus
                                        0.10% of such assets over $500 million
--------------------------------------------------------------------------------------------------
Strategic Growth Portfolio              0.15% of the first $250 million of such assets plus 0.125%
                                        of such assets over $250 million up to $500 million plus
                                        0.10% of such assets over $500 million
--------------------------------------------------------------------------------------------------



The SAI provides additional information about each Committee member's compensation, other accounts managed and the member's ownership of securities in the MetLife Defensive Strategy and MetLife Moderate Strategy Portfolios.

A discussion regarding the basis for the decision to the Trust's Board of Trustees to approve the management agreement with the Manager and the investment advisory agreements between the Manager and the Adviser is available in each Portfolio's annual report.


EXPENSE LIMITATION AGREEMENT


In the interest of limiting expenses of each Portfolio other than MetLife Moderate Strategy Portfolio until April 30, 2009, the Manager has entered into an expense limitation agreement with the Trust ("Expense Limitation Agreement"). Pursuant to that Expense Limitation Agreement, the Manager has agreed to waive or limit its fees and to assume other expenses so that the total direct annual operating expenses of each Portfolio other than interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, other extraordinary expenses not incurred in the ordinary course of each Portfolio's business, but including amounts payable pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act are limited to 0.10% and 0.35%, respectively, of daily net assets for Class A and Class B shares, respectively, of the MetLife Defensive Strategy Portfolio and 0.40% of daily net assets for Class B shares in the case of each of the Strategic Growth and Income, Strategic Conservative Growth and Strategic Growth Portfolios.

Each Portfolio may at a later date reimburse the Manager the management fees waived or limited and other expenses assumed and paid by the Manager pursuant to the Expense Limitation Agreement provided such Portfolio has reached a sufficient asset size to permit such reimbursement to be made without causing the total annual expense ratio of each

Portfolio to exceed the then existing percentage limits. Consequently, no reimbursement by a Portfolio will be made unless the Portfolio's total annual expense ratio is less than the respective percentages stated above.

The total amount of reimbursement to which the Manager may be entitled will equal, at any time, the sum of (i) all investment management fees previously waived or reduced by the Manager and (ii) all other payments previously remitted by the Manager to the Portfolio during any of the previous five fiscal years, less any reimbursement that the Portfolio has previously paid to the Manager with respect to (a) such investment management fees previously waived or reduced and (b) such other payments previously remitted by the Manager to the Portfolio.


THE ADVISER

Under the terms of the agreement for each of the Strategic Growth and Income Portfolio, Strategic Conservative Growth Portfolio and Strategic Growth Portfolio between the Adviser and the Manager, the Adviser establishes specific target investment percentages for the asset classes and the various components of each asset category and then selects the Underlying Portfolios in which a Portfolio invests. The Adviser follows the investment policies set by the Manager and the Board of Trustees for each of the Portfolios. The portfolio managers of each Portfolio are indicated below following a brief description of the Adviser. The SAI provides additional information about each portfolio manager's compensation, other accounts managed and the portfolio manager's ownership of securities in the Portfolio.

The Trust and the Manager have received an exemptive order from the Securities and Exchange Commission that permits the Manager, subject to certain conditions, and without the approval of shareholders to: (a) employ a new unaffiliated sub-adviser for the Portfolio pursuant to the terms of a new investment advisory agreement, in each case either as a replacement for an existing sub-adviser or as an additional sub-adviser; (b) change the terms of any investment advisory agreement; and (c) continue the employment of an existing sub-adviser on the same advisory contract terms where a contract has been assigned because of a change in control of the sub-adviser. In such circumstances, shareholders would receive notice of such action, including the information concerning the new sub-adviser that normally is provided in a proxy statement.

The Manager pays the Adviser a fee based on each Portfolio's average daily net assets. No Portfolio is responsible for the fees paid to the Adviser.

GALLATIN ASSET MANAGEMENT, INC. ("Gallatin"), One North Jefferson Avenue, St. Louis, Missouri 63103, is the investment adviser (the "Adviser") to each of the Strategic Growth and Income Portfolio, Strategic Conservative Growth Portfolio and Strategic Growth Portfolio. Gallatin is a wholly-owned subsidiary of A.G. Edwards, Inc., an affiliate of A.G. Edwards & Sons, Inc. and an affiliate of Wachovia Corporation ("Wachovia"), one of the nation's largest investment firms. Gallatin provides asset management and advisory services to high net worth individuals and institutional investors. As of December 31, 2007, Gallatin had in excess of $2.1 billion in assets under management.

The construction and maintenance of the asset allocation models that are used by the Portfolios, and the analysis and selection of the Underlying Portfolios that are used in those models are performed by Gallatin's Professional Fund Advisor Investment Committee, which is a team of investment management professionals.

MARK A. KELLER, CFA, Senior Vice President, Chief Investment Officer-Gallatin, Chairman of A.G. Edwards Investment Strategy Committee, Chairman of Gallatin Investment Strategy Committee, Co-Chairman of Gallatin Professional Fund Adviser Investment Committee

  . Mr. Keller has primary responsibility for the Investment Strategy used in the models. He is Chairman of the investment committees representing these Portfolios, Gallatin Allocation Advisors, and Gallatin Professional Fund Advisor.

  . 2005 to present, Senior Vice President, Chief Investment Officer-Gallatin, Asset Management Department; 2005 to present, Vice President, Chief Investment Officer-A.G. Edwards, Asset Management Department; 1994 to 2005, Vice President, Investment Officer-A.G. Edwards Trust Company FSB; 1999 to 2001, Vice President-A.G. Edwards Trust Company (Missouri); 1994 to 2001; Equity Strategist-A.G. Edwards.

JAMES M. HAVEY, Vice President, Co-chairman of Gallatin Professional Fund Advisor Investment Committee

  . Mr. Havey is the manager of the manager analysis research team comprised of research analysts who recommend underlying portfolios for the Portfolios

  . 2005 to present, Vice President, Gallatin Manager Analysis Department; 2001 to 2005, Vice President, Manager, A.G. Edwards & Sons, Inc., Investment Management Consulting Department; 1988 to 2001, Assistant Manager, A.G. Edwards & Sons, Inc. Investment Management Consulting Department

The SAI provides additional information about each Committee member's compensation, other accounts managed and the member's ownership of securities in the Portfolios.


DISTRIBUTION PLAN

Each Portfolio has adopted for its Class B shares a plan pursuant to Rule 12b-1 under the 1940 Act (the "Plan"). Pursuant to the Plan, each Portfolio has entered into a Distribution Agreement with MetLife Investors Distribution Company, located at 5 Park Plaza, Suite 1900, Irvine, California 92614. MetLife Investors Distribution Company is an affiliate of the Manager, and serves as principal underwriter for the Trust. The Plan permits the use of Trust assets to help finance the distribution of the shares of the Portfolios. Under the Plan, the Trust, on behalf of each Portfolio, is permitted to pay to various service providers up to 0.50% of the average daily net assets of the Portfolio as payment for services rendered in connection with the distribution of the shares of the Portfolio. Currently, payments are limited to 0.25% of average net assets which amount may be increased to the full Plan amount by the Trustees of the Trust without shareholder approval. Because these fees are paid out of Trust assets on an on-going basis, over time these costs will increase the cost of your investment and may cost you more than other types of sales charges.

YOUR INVESTMENT

SHAREHOLDER INFORMATION

The separate accounts of MetLife are the record owners of the Portfolios' shares. Any reference to the shareholder in this Prospectus technically refers to those separate accounts and not to you, the Contract owner. The legal rights of you, the Contract owner, are different from the legal rights of the record owner.

However, MetLife is required to solicit instructions from Contract owners when voting on shareholder issues. Any voting by MetLife as shareholder would therefore reflect the actual votes of Contract owners. Neither the Securities and Exchange Commission nor MetLife requires any specific minimum percentage of Contract owners to vote in order for MetLife to echo vote the remaining unvoted votes. MetLife seeks to obtain a reasonable level of turnout given the particular voting trend. MetLife may use various methods of encouraging Contract owners to vote, including additional solicitations. The practice of echo voting means that a minority of Contract owners may, in practice, determine whether an item passes or fails. Please see "Voting Rights" in the prospectus for the Contracts accompanying this Prospectus for more information on your voting rights.

DISCLOSURE OF PORTFOLIO HOLDINGS

Shares of the Trust are offered only to separate accounts of the Insurance Companies. The following information is generally made available on one or more of the Insurance Company websites (including www.metlifeinvestors.com): (i) the portfolio holdings of each Portfolio and (ii) the percentage of the Portfolio's net assets that each of the portfolio holdings represents. This information is posted on the website as early as on or about the tenth business day following the calendar quarter and no later than on or about the first business day of the second month following the calendar quarter. The Trust may exclude any portion of these holdings from the posting when deemed in the best interest of the Trust. These postings generally remain until replaced by new postings as described above. For these purposes, a Portfolio's portfolio holdings are not considered to include transactions transmitted to the Trust's custodian after certain established cut-off times.

A description of the Portfolios' policies and procedures with respect to the disclosure of the Portfolios' portfolio securities is available in the SAI.

DIVIDENDS, DISTRIBUTIONS AND TAXES

DIVIDENDS AND DISTRIBUTIONS

Each Portfolio intends to distribute substantially all of its net investment income, if any. Each Portfolio distributes its dividends from its net investment income to MetLife's separate accounts at least once a year and not to you, the Contract owner. These distributions are in the form of additional shares and not cash. The result is that a Portfolio's investment performance, including the effect of dividends, is reflected in the cash value of the Contracts. Please see the Contract prospectus accompanying this Prospectus for more information.

All net realized long- or short-term capital gains of each Portfolio are distributed once a year and reinvested in the Portfolio.

TAXES

Please see the Contract prospectus accompanying this Prospectus for a discussion of the tax impact on you resulting from the income taxes the separate accounts owe as a result of their ownership of a Portfolio's shares and their receipt of dividends and capital gains.

Each Portfolio expects to qualify and to continue to qualify as a regulated investment company under Subchapter M of the Code. As qualified, a Portfolio is not subject to federal income tax on that part of its taxable income that it distributes to its shareholders. Taxable income consists generally of net investment income, and any capital gains. It is each Portfolio's intention to distribute all such income and gains.

Shares of each Portfolio are currently offered only to the separate accounts of MetLife. Separate accounts are insurance company separate accounts that fund life insurance policies and annuity contracts. Under the Code, an insurance company pays no tax with respect to income of a qualifying separate account when the income is properly allocable to the value of eligible variable annuity or variable life insurance contracts. For a discussion of the taxation of life insurance companies and the separate accounts, as well as the tax treatment of the policies and annuity contracts and the holders thereof, see the discussion of federal income tax considerations included in the prospectus for the Contracts.

Section 817(h) of the Code and the regulations thereunder impose "diversification" requirements on the assets underlying a Contract. Each Portfolio intends to maintain diversification which will allow each Contract to satisfy these requirements. These requirements are in addition to the diversification requirements imposed on each Portfolio by Subchapter M and the 1940 Act. Technically, the section 817(h) requirements provide that, with limited exceptions, as of the end of each calendar quarter or within thirty days thereafter no more than 55% of the assets underlying a Contract may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments, and no more than 90% by any four investments. For this purpose, an investment in a Portfolio is treated not as a single investment but as an investment in each asset owned by the Portfolio, so long as shares of the Portfolio are owned only by separate accounts of insurance companies, by qualified pension and retirement plans, and by a limited class of other investors. Similarly, an investment in an Underlying Portfolio by a Portfolio is treated not as a single investment but as an investment in each asset owned by the Underlying Portfolio, so long as shares of the Underlying Portfolio are owned only by separate accounts of insurance companies, by qualified pension and retirement plans, and by a limited class of other investors. The Portfolios and Underlying Portfolios are and will be so owned. Thus so long as each Portfolio meets the section 817(h) diversification tests, each Contract will also meet those tests. See the prospectus for the Contracts.

The foregoing is only a summary of some of the important federal income tax considerations generally affecting a Portfolio and you; see the SAI for a more detailed discussion. You are urged to consult your tax advisers.

REPORT TO POLICYHOLDERS

The fiscal year of each Portfolio ends on December 31 of each year. The Trust will send to you, at least semi-annually, reports and statements which show the Portfolios' composition and other information. An annual report, with audited information, will be sent to you each year.

SALES AND PURCHASES OF SHARES


The Trust does not sell its shares directly to the public. The Trust continuously sells Class A shares and Class B shares of each Portfolio, as applicable, only to the separate accounts of MetLife to fund Contracts. The Trust could also offer shares to other separate accounts of other insurers if approved by the Board of Trustees.


PURCHASE AND REDEMPTION OF SHARES

MetLife Investors Distribution Company is the principal underwriter and distributor of the Trust's shares. MetLife Investors Distribution Company places orders for the purchase or redemption of shares of each Portfolio based on, among other things, the amount of net Contract premiums or purchase payments transferred to the separate accounts, transfers to or from a separate account investment division and benefit payments to be effected on a given date pursuant to the terms of the Contract. Such orders are effected, without sales charge, at the net asset value per share for each Portfolio determined on that same date. The Trust reserves the right to reject or limit all or part of any purchase or exchange order for any reason.

The Portfolios are available as investment options under a number of different variable insurance products, many of which do not limit the number of transfers among the available underlying funds. A large number of transfers could raise transaction costs for a Portfolio and could require the Adviser to maintain increased cash reserves, which could harm performance in rising markets.

Shares of the Portfolios are sold and redeemed at their net asset value without the imposition of any sales commission or redemption charge. Class A shares are not subject to a Rule 12b-1 fee. Class B shares are subject to a Rule 12b-1 fee of 0.25% of average daily net assets. (However, certain sales or other charges may apply to the Contract, as described in the Contract prospectus.) Under certain circumstances, redemption proceeds may be paid in securities or other property rather than in cash if the Manager determines it is in the best interests of the Trust.

MARKET TIMING

The Trust's Board of Trustees has adopted certain procedures, described below, to discourage certain types of trading in Portfolio shares that may be harmful to long-term investors, specifically (i) trading that is designed to exploit pricing inefficiencies and thereby dilute the returns of long-term investors; or (ii) frequent trading by an investor that generates sufficiently volatile cash flows to be disruptive to a portfolio manager's ability to manage a Portfolio's assets ((i) or (ii), "market timing"). The Trust is not intended for investment by market timers. The Trust does not knowingly accommodate market timing in any Portfolio and, to the Trust's knowledge, there are no arrangements currently in place that are designed to permit any contract owner to engage in market timing. As discussed above, the Trust reserves the right to reject or limit all or part of any purchase or exchange order for any reason.


The Trust requires that the insurance company separate accounts that invest in the Portfolios have in place policies and procedures reasonably designed to detect and deter market timing in the separate accounts by contract owners. In addition, the Manager monitors cashflows of certain Portfolios identified as presenting pricing inefficiencies that could potentially be exploited by market timers, and, with respect to each Portfolio, conducts certain tests to help detect cash outflows or cashflow volatility that may be disruptive to a portfolio manager's ability to manage the Portfolio. If, based on such monitoring, the Manager believes (i) that a Portfolio's cash flows may reflect a pattern of market timing or (ii) that a Portfolio's cash flows may reflect frequent trading that is disruptive to the management of the Portfolio and it is appropriate given the context of the cash flow volatility (e.g., type of Portfolio, amount of assets), the Manager will refer the matter to the appropriate insurance company or companies.

Further, in accordance with Rule 22c-2 under the 1940 Act, the Trust has contracted with insurance company separate accounts to enable it to request and receive information regarding transactions in the shares of the Trust's Portfolios and limit transactions that violate the Trust's policies on market timing.


If the Trust finds that any insurance company has in place inadequate policies and procedures, with respect to a particular separate account, to detect and deter market timing in Portfolio shares and there is evidence of market timing in that separate account, the Trust or any of its Portfolios may be discontinued as an investment option of that separate account. In such an event, all contract owners of such separate account would no longer be able to make new investments in the Trust or any of its Portfolios. The Trust reserves the right to modify this policy, including any procedures established from time to time to effectuate this policy, at any time without notice.

LIMITATIONS ON THE TRUST'S ABILITY TO DETECT AND DETER MARKET TIMING

The Portfolios are available as investment options under a number of different variable insurance products. Owners of these variable insurance products transfer value among sub-accounts of the insurance company separate accounts by contacting the insurance companies. The resulting purchases and redemptions of Portfolio shares are made through omnibus accounts of the insurance companies. The right of an owner of such a variable insurance product to transfer among sub-accounts is governed by a contract between the insurance company and such owner. Many of these contracts do not limit the number of transfers among the available underlying funds that a contract owner may make. The terms of these contracts, the presence of financial intermediaries (including the insurance companies) between the Trust and contract owners, the utilization of omnibus accounts by these intermediaries and other factors such as state insurance laws may limit the Trust's ability to detect and deter market timing. Multiple tiers of such financial intermediaries may further compound the Trust's difficulty in detecting and deterring such market timing activities.

RISKS ASSOCIATED WITH MARKET TIMING GENERALLY

While the Trust will try to detect and deter market timing by utilizing the procedures described above, these procedures may not be successful in identifying or deterring market timing. By realizing profits through short-term trading, contract owners that engage in market timing activities may dilute the value of shares held by long-term investors. Cashflow volatility resulting from frequent trading of Portfolio shares, especially involving large dollar amounts, may disrupt a portfolio manager's ability to manage the Portfolio's assets. Frequent trading may be disruptive if it makes it difficult for a Portfolio to implement its long-term investment strategies, for example by causing the Portfolio to maintain a higher level of its assets in cash to accommodate such frequent trading. Frequent trading may also be disruptive if it forces a Portfolio to sell portfolio securities at inopportune times to raise cash to accommodate such trading activity. In addition, frequent trading may cause a Portfolio to incur increased expenses. For example, as a result of such frequent trading, a Portfolio may be forced to liquidate investments and thereby incur increased brokerage costs and realization of taxable capital gains without attaining any investment advantage. All of these factors may adversely affect Portfolio performance.

Associated with an investment in a Portfolio that itself invests in securities that are, for example, thinly traded, traded infrequently, or relatively less liquid is the risk that the current market price for the securities may not accurately reflect current market values. A market timer may seek to engage in strategies designed to take advantage of these pricing differences ("price arbitrage") and thereby dilute the returns of long-term investors. Portfolios that may be adversely affected by price arbitrage include those Portfolios that significantly invest in small cap equity securities and in certain fixed-income securities, such as high yield bonds.

A Portfolio that invests significantly in foreign securities may be particularly susceptible to strategies designed to exploit pricing inefficiencies. This is because foreign securities are typically traded on markets that close well before the time a Portfolio calculates its net asset value (typically at 4:00 p.m. Eastern Time), which gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities. The time zone differences among international stock markets can allow a market timer engaging in certain strategies to exploit differences in Portfolio share prices that are based on closing prices of foreign securities established some time before the Portfolio calculates its own share price (a type of price arbitrage referred to as "time zone arbitrage"). As discussed more fully below, the Trust has procedures, referred to as fair value pricing, that allow the Trust to adjust closing market prices of foreign securities to reflect what is believed to be the fair value of those securities at the time a Portfolio calculates its net asset value. While there is no assurance, the Portfolios expect that the use of fair value pricing will reduce a market timer's ability to engage in time zone arbitrage to the detriment of Portfolio shareholders.

VALUATION OF SHARES


Each Portfolio's net asset value ("NAV") per share is ordinarily determined once daily, as of the close of the regular session of business on the New York Stock Exchange (NYSE) (usually at 4:00 p.m., Eastern Time), on each day the NYSE is open. To the extent that the Portfolio's assets are traded in other markets when the NYSE is closed, the value of the Portfolio's assets may be effected on days when the Trust is not open for business. In addition, trading in some of the Portfolio's assets may not occur when the Trust is open for business.

NAV of a Portfolio share is computed by dividing the value of the net assets of the Portfolio by the total number of shares outstanding in the Portfolio. Share prices for any transaction are those next calculated after receipt of an order.


Except for money market instruments maturing in 60 days or less and foreign securities as discussed below, securities held by the Portfolios are valued at market value. If market values are not readily available, or if available market quotations are not reliable, securities are priced at their fair value as determined by the Valuation Committee of the Trust's Board of Trustees using procedures approved by the Board of Trustees. The Portfolios may use fair value pricing if the value of a security has been materially affected by events occurring before the Portfolio's calculation of NAV but after the close of the primary markets on which the security is traded.

The Portfolios may also use fair value pricing if reliable market quotations are unavailable due to infrequent trading or if trading in a particular security was halted during the day and did not resume prior to the Portfolios' calculation of NAV. The use of fair value pricing has the effect of valuing a security based upon the price a Portfolio might reasonably expect to receive if it sold that security but does not guarantee that the security can be sold at the fair value price. Further, because of the inherent uncertainty of fair valuation, a fair valuation price may differ significantly from the value that would have been used had a ready market for the investment existed, and these differences could be material. With respect to any portion of a Portfolio's assets that is invested in other open-end investment companies, that portion of the Portfolio's NAV is calculated based on the NAV of that investment company. The prospectus for the other investment company explains the circumstances and effects of fair value pricing for that investment company.

Each Portfolio has retained a third party pricing service to automatically fair value each of its investments that is traded principally on a foreign exchange or market, subject to adjustment by the Trust's Valuation Committee. The Valuation Committee will regularly monitor and review the services provided by the pricing service to the Portfolios and periodically report to the Board on the pricing services' performance.

Money market instruments maturing in 60 days or less are valued on the amortized cost basis.

FINANCIAL HIGHLIGHTS


The following financial highlights tables are intended to help you understand each Portfolio's Class A and Class B shares financial performance for its periods of operation, as applicable. Certain information reflects financial results for a single Portfolio share. Total return in each table shows how much an investment in a Portfolio would have increased (or decreased) during each period (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, whose report is included in the Annual Report of each Portfolio, which are available upon request.


                                           METLIFE DEFENSIVE STRATEGY PORTFOLIO


                                                                                 FOR THE PERIOD FROM
                                                                                     MAY 2, 2005
                                                             FOR THE YEARS ENDED   (COMMENCEMENT OF
                                                              DECEMBER 31,          OPERATIONS) TO
                                                             ------------------- DECEMBER 31, 2005(A)
CLASS A                                                      2007(A)   2006(A)   --------------------
---------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                         $11.10    $10.29            $9.82
                                                             ------    ------          -------
INCOME FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                          0.23      0.36             0.17
NET REALIZED AND UNREALIZED GAINS                              0.46      0.56             0.43
                                                             ------    ------          -------
TOTAL FROM INVESTMENT OPERATIONS                               0.69      0.91             0.60
                                                             ------    ------          -------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                         (0.25)    (0.02)           (0.11)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS                (0.26)    (0.08)           (0.02)
                                                             ------    ------          -------
TOTAL DISTRIBUTIONS                                          (0.51)    (0.10)           (0.13)
                                                             ------    ------          -------
NET ASSET VALUE, END OF PERIOD                               $11.28    $11.10           $10.29
                                                             ------    ------          -------
TOTAL RETURN                                                  6.20%     9.01%           6.07%+
                                                             ------    ------          -------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                        $--*      $--*             $--*
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                      0.09%     0.11%          0.12%++
NET INVESTMENT INCOME                                         2.05%     3.44%          2.53%++
PORTFOLIO TURNOVER RATE                                       39.2%     35.3%           36.1%+
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS BEFORE
REIMBURSEMENT BY THE MANAGER:                                 0.09%     0.12%          0.12%++

--------------------------------------------------------------------------------
*  Net assets less than  1/10 of $1 million.
+  Non-annualized
++ Annualized
(a) Net investment income per share was calculated using average shares outstanding.

  METLIFE DEFENSIVE STRATEGY PORTFOLIO


                                                                                       FOR THE PERIOD FROM
                                                                                         NOVEMBER 4, 2004
                                                                                         (COMMENCEMENT OF
                                                      FOR THE YEARS ENDED DECEMBER 31,    OPERATIONS) TO
                                                      -------------------------------- DECEMBER 31, 2004(A)
CLASS B                                               2007(A)    2006(A)    2005(A)    --------------------
---------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                  $11.09      $10.29     $9.95             $10.00
                                                      ------      -------   ------           --------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                   0.19        0.29      0.19               0.42
NET REALIZED AND UNREALIZED GAINS (LOSSES)              0.46        0.59      0.26             (0.29)
                                                      ------      -------   ------           --------
TOTAL FROM INVESTMENT OPERATIONS                        0.65        0.88      0.45               0.13
                                                      ------      -------   ------           --------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                  (0.23)     (0.00)*    (0.09)             (0.18)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS         (0.26)      (0.08)    (0.02)                 --
                                                      ------      -------   ------           --------
TOTAL DISTRIBUTIONS                                   (0.49)      (0.08)    (0.11)             (0.18)
                                                      ------      -------   ------           --------
NET ASSET VALUE, END OF PERIOD                        $11.25      $11.09    $10.29              $9.95
                                                      ------      -------   ------           --------
TOTAL RETURN                                           5.92%       8.63%     4.48%             1.34%+
                                                      ------      -------   ------           --------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)               $809.5      $541.5    $356.1             $129.8
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                               0.35%       0.35%     0.35%            0.35%++
NET INVESTMENT INCOME                                  1.72%       2.79%     1.90%           26.11%++
PORTFOLIO TURNOVER RATE                                39.2%       35.3%     36.1%           0.0%+(b)
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER:                   0.36%       0.39%     0.40%            0.71%++

--------------------------------------------------------------------------------
*  Rounds to less than $0.005 per share.
+  Non-annualized
++ Annualized
(a) Net investment income per share was calculated using average shares outstanding.
(b) For the period ended December 31, 2004, the portfolio turnover calculation is zero due to no sales activity.

                                            METLIFE MODERATE STRATEGY PORTFOLIO


                                                                                 FOR THE PERIOD FROM
                                                                                     MAY 2, 2005
                                                             FOR THE YEARS ENDED   (COMMENCEMENT OF
                                                               DECEMBER 31,         OPERATIONS) TO
                                                             ------------------- DECEMBER 31, 2005(A)
CLASS A                                                      2007(A)   2006(A)   --------------------
---------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                         $11.58      $10.57           $9.91
                                                             ------    --------        --------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                          0.20        0.19            1.25
NET REALIZED AND UNREALIZED GAINS (LOSSES)                     0.54        0.93          (0.44)
                                                             ------    --------        --------
TOTAL FROM INVESTMENT OPERATIONS                               0.74        1.12            0.81
                                                             ------    --------        --------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                         (0.27)      (0.02)          (0.13)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS                (0.32)      (0.09)          (0.02)
                                                             ------    --------        --------
TOTAL DISTRIBUTIONS                                          (0.59)      (0.11)          (0.15)
                                                             ------    --------        --------
NET ASSET VALUE, END OF PERIOD                               $11.73      $11.58          $10.57
                                                             ------    --------        --------
TOTAL RETURN                                                  6.49%      10.62%          8.16%+
                                                             ------    --------        --------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                        $0.9        $0.9            $0.3
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                      0.07%       0.09%         0.09%++
NET INVESTMENT INCOME                                         1.73%       1.76%        17.59%++
PORTFOLIO TURNOVER RATE                                       18.1%       22.2%          22.6%+
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS BEFORE
REIMBURSEMENT BY THE MANAGER:                                 0.07%    0.09%(b)         0.09%++

--------------------------------------------------------------------------------
+  Non-annualized
++ Annualized
(a) Net investment income per share was calculated using average shares outstanding.
(b) Excludes the effect of deferred expense reimbursement by the Portfolio to the Manager.

  METLIFE MODERATE STRATEGY PORTFOLIO


                                                                                       FOR THE PERIOD FROM
                                                                                         NOVEMBER 4, 2004
                                                                                         (COMMENCEMENT OF
                                                      FOR THE YEARS ENDED DECEMBER 31,    OPERATIONS) TO
                                                      -------------------------------- DECEMBER 31, 2004(A)
CLASS B                                               2007(A)    2006(A)    2005(A)    --------------------
---------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                    $11.56     $10.57     $10.11           $10.00
                                                       --------   --------   --------        --------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                     0.16       0.30       0.22             0.36
NET REALIZED AND UNREALIZED GAINS (LOSSES)                0.55       0.78       0.37           (0.11)
                                                       --------   --------   --------        --------
TOTAL FROM INVESTMENT OPERATIONS                          0.71       1.08       0.59             0.25
                                                       --------   --------   --------        --------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                    (0.25)    (0.00)*     (0.11)           (0.14)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS           (0.32)     (0.09)     (0.02)               --
                                                       --------   --------   --------        --------
TOTAL DISTRIBUTIONS                                     (0.57)     (0.09)     (0.13)           (0.14)
                                                       --------   --------   --------        --------
NET ASSET VALUE, END OF PERIOD                          $11.70     $11.56     $10.57           $10.11
                                                       --------   --------   --------        --------
TOTAL RETURN                                             6.21%     10.23%      5.81%           2.55%+
                                                       --------   --------   --------        --------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)               $2,251.9   $1,680.4   $1,170.1           $500.3
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                 0.32%      0.35%      0.35%          0.35%++
NET INVESTMENT INCOME                                    1.40%      2.70%      2.14%         22.53%++
PORTFOLIO TURNOVER RATE                                  18.1%      22.2%      22.6%         0.0%+(c)
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER:                     0.32%   0.35%(b)      0.35%          0.45%++

--------------------------------------------------------------------------------
*  Rounds to less than $0.005 per share.
+  Non-annualized
++ Annualized
(a) Net investment income per share was calculated using average shares outstanding.
(b) Excludes the effect of deferred expense reimbursement by the Portfolio to the Manager.
(c) For the period ended December 31, 2004, the portfolio turnover calculation is zero due to no sales activity.

                                          STRATEGIC GROWTH AND INCOME PORTFOLIO



                                                                                  FOR THE PERIOD FROM
                                                                                    NOVEMBER 1, 2006
                                                                                    (COMMENCEMENT OF
                                                              FOR THE YEAR ENDED     OPERATIONS) TO
CLASS B                                                      DECEMBER 31, 2007(A) DECEMBER 31, 2006(A)
------------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                                $10.27                $10.00
                                                                    ------              --------
INCOME FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                                 0.14                  0.03
NET REALIZED AND UNREALIZED GAINS                                     0.52                  0.25
                                                                    ------              --------
TOTAL FROM INVESTMENT OPERATIONS                                      0.66                  0.28
                                                                    ------              --------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                                (0.23)                (0.01)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS                       (0.27)                    --
                                                                    ------              --------
TOTAL DISTRIBUTIONS                                                 (0.50)                (0.01)
                                                                    ------              --------
NET ASSET VALUE, END OF PERIOD                                      $10.43                $10.27
                                                                    ------              --------
TOTAL RETURN                                                         6.42%                2.81%+
                                                                    ------              --------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                             $297.7                $104.5
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                             0.40%               0.40%++
NET INVESTMENT INCOME                                                1.31%               1.47%++
PORTFOLIO TURNOVER RATE                                              21.1%              0.0%+(b)
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS BEFORE
REIMBURSEMENT BY THE MANAGER AND BROKER REBATES:                     0.45%               0.99%++

--------------------------------------------------------------------------------

+  Non-annualized
++ Annualized
(a) Net investment income per share was calculated using average shares outstanding.
(b) For the period ended 12/31/06, the portfolio turnover calculation is zero, due to limited sales activity.

  STRATEGIC CONSERVATIVE GROWTH PORTFOLIO



                                                                                  FOR THE PERIOD FROM
                                                                                    NOVEMBER 1, 2006
                                                                                    (COMMENCEMENT OF
                                                              FOR THE YEAR ENDED     OPERATIONS) TO
CLASS B                                                      DECEMBER 31, 2007(A) DECEMBER 31, 2006(A)
------------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                                $10.33               $10.00
                                                                    ------              -------
INCOME FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                                 0.10                 0.03
NET REALIZED AND UNREALIZED GAINS                                     0.72                 0.32
                                                                    ------              -------
TOTAL FROM INVESTMENT OPERATIONS                                      0.82                 0.35
                                                                    ------              -------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                                (0.18)               (0.02)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS                       (0.27)                   --
                                                                    ------              -------
TOTAL DISTRIBUTIONS                                                 (0.45)               (0.02)
                                                                    ------              -------
NET ASSET VALUE, END OF PERIOD                                      $10.70               $10.33
                                                                    ------              -------
TOTAL RETURN                                                         7.94%               3.48%+
                                                                    ------              -------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                             $313.2               $116.1
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                             0.40%              0.40%++
NET INVESTMENT INCOME                                                0.93%              2.27%++
PORTFOLIO TURNOVER RATE                                              24.7%                0.1%+
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS BEFORE
REIMBURSEMENT BY THE MANAGER AND BROKER REBATES:                     0.45%              0.87%++

--------------------------------------------------------------------------------

+  Non-annualized
++ Annualized
(a) Net investment income per share was calculated using average shares outstanding.

                                                     STRATEGIC GROWTH PORTFOLIO



                                                                                  FOR THE PERIOD FROM
                                                                                    NOVEMBER 1, 2006
                                                                                    (COMMENCEMENT OF
                                                              FOR THE YEAR ENDED     OPERATIONS) TO
CLASS B                                                      DECEMBER 31, 2007(A) DECEMBER 31, 2006(A)
------------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                                $10.41               $10.00
                                                                    ------              -------
INCOME FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                                 0.04                 0.05
NET REALIZED AND UNREALIZED GAINS                                     0.88                 0.38
                                                                    ------              -------
TOTAL FROM INVESTMENT OPERATIONS                                      0.92                 0.43
                                                                    ------              -------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                                (0.19)               (0.02)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS                       (0.45)                   --
                                                                    ------              -------
TOTAL DISTRIBUTIONS                                                 (0.64)               (0.02)
                                                                    ------              -------
NET ASSET VALUE, END OF PERIOD                                      $10.69               $10.41
                                                                    ------              -------
TOTAL RETURN                                                         8.79%               4.27%+
                                                                    ------              -------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                             $166.0                $81.9
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                             0.40%              0.40%++
NET INVESTMENT INCOME                                                0.33%              2.62%++
PORTFOLIO TURNOVER RATE                                              33.6%               0.0%+*
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS BEFORE
REIMBURSEMENT BY THE MANAGER AND BROKER REBATES:                     0.49%              1.27%++

--------------------------------------------------------------------------------

* For the period ended December 31, 2006, the portfolio turnover calculation is zero due to no sales activity.
+  Non-annualized
++ Annualized
(a) Net investment income per share was calculated using average shares outstanding.

FOR MORE INFORMATION

If you would like more information about a Portfolio, the following documents are available to you free upon request:

ANNUAL/SEMI-ANNUAL REPORTS

Contain additional information about a Portfolio's performance. In a Portfolio's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION ("SAI")

Provides a fuller technical and legal description of the Portfolio's policies, investment restrictions, and business structure. The SAI is legally considered to be a part of this Prospectus.

IF YOU WOULD LIKE A COPY OF THE CURRENT VERSIONS OF THESE DOCUMENTS, OR OTHER INFORMATION ABOUT A PORTFOLIO, CONTACT:

                          MET INVESTORS SERIES TRUST
                                 5 PARK PLAZA
                                  SUITE 1900
                           IRVINE, CALIFORNIA 92614

                                1-800-848-3854

Free copies of the SAI and Annual and Semi-Annual Reports are available at the following website: www.metlifeinvestors.com

Information about a Portfolio, including the Annual and Semi-annual Reports and SAI, may also be obtained from the Securities and Exchange Commission ("SEC"):

[_] IN PERSONReview and copy documents in the SEC's Public Reference Room in
             Washington, D.C. (for information call 202-551-8090).

[_] ON LINE  Retrieve information from the EDGAR database on the SEC's web site at: http://www.sec.gov.

[_] BY MAIL  Request documents, upon payment of a duplicating fee, by writing to SEC, Public Reference Section, Washington, D.C. 20549 or by e-mailing the SEC at publicinfo@sec.gov.

                             SEC FILE # 811-10183

                                 MET INVESTORS
                            S E R I E S   T R U S T

                      Met/AIM Small Cap Growth Portfolio


                      BlackRock Large Cap Core Portfolio

                     Clarion Global Real Estate Portfolio
               (formerly Neuberger Berman Real Estate Portfolio)

                         Met/Franklin Income Portfolio

                     Met/Franklin Mutual Shares Portfolio

              Met/Franklin Templeton Founding Strategy Portfolio


                    Harris Oakmark International Portfolio


                             Janus Forty Portfolio

                           Lazard Mid Cap Portfolio


                     Lord Abbett Bond Debenture Portfolio

                    MFS(R) Research International Portfolio



                  Oppenheimer Capital Appreciation Portfolio

                   PIMCO Inflation Protected Bond Portfolio

                         PIMCO Total Return Portfolio

                           RCM Technology Portfolio


                    T. Rowe Price Mid Cap Growth Portfolio

                        Met/Templeton Growth Portfolio


                    Third Avenue Small Cap Value Portfolio


                      Class A, Class B and Class E Shares


                                __PROSPECTUS__


                                APRIL 28, 2008


Like all securities, these securities have not been approved or disapproved by the

Securities and Exchange Commission, nor has the Securities and Exchange

Commission passed upon the accuracy or adequacy of this Prospectus.

           Any representation to the contrary is a criminal offense.

                           ____TABLE OF CONTENTS____


                                                                 PAGE

       INTRODUCTION                                               3
          Understanding the Trust                                 3
          Understanding the Portfolios                            3

       THE PORTFOLIOS                                             5

         INVESTMENT SUMMARY                                       5
          Met/AIM Small Cap Growth Portfolio                      6
          BlackRock Large Cap Core Portfolio                      9
          Clarion Global Real Estate Portfolio                    13
          Met/Franklin Income Portfolio                           17
          Met/Franklin Mutual Shares Portfolio                    21
          Met/Franklin Templeton Founding Strategy Portfolio      25
          Harris Oakmark International Portfolio                  29
          Janus Forty Portfolio                                   32
          Lazard Mid Cap Portfolio                                35
          Lord Abbett Bond Debenture Portfolio                    38
          MFS(R) Research International Portfolio                 43
          Oppenheimer Capital Appreciation Portfolio              47
          PIMCO Inflation Protected Bond Portfolio                50
          PIMCO Total Return Portfolio                            55
          RCM Technology Portfolio                                60
          T. Rowe Price Mid Cap Growth Portfolio                  64
          Met/Templeton Growth Portfolio                          67
          Third Avenue Small Cap Value Portfolio                  70

         PRIMARY RISKS OF INVESTING IN THE PORTFOLIOS             73
         ADDITIONAL INVESTMENT STRATEGIES                         77
         MANAGEMENT                                               90
          The Manager                                             90
          The Advisers                                            93
          Distribution Plans                                     103

       YOUR INVESTMENT                                           104
          Shareholder Information                                104
          Dividends, Distributions and Taxes                     105
          Sales and Purchases of Shares                          106

       FINANCIAL HIGHLIGHTS                                      110

       FOR MORE INFORMATION                                   Back Cover

INTRODUCTION

UNDERSTANDING THE TRUST


Met Investors Series Trust (the "Trust") is an open-end management investment company that offers a selection of fifty-two managed investment portfolios or mutual funds, only eighteen of which are offered through this Prospectus (the "Portfolios"). Each of the eighteen Portfolios described in this Prospectus has its own investment objective designed to meet different investment goals. Please see the Investment Summary section of this Prospectus for specific information on each Portfolio.


  INVESTING THROUGH A VARIABLE INSURANCE CONTRACT


  Class A, Class B and Class E shares of the Portfolios, as applicable, are currently only sold to separate accounts of Metropolitan Life Insurance Company and certain of its affiliates (collectively, "MetLife" or the "Insurance Companies") to fund the benefits under certain individual flexible premium variable life insurance policies and individual and group variable annuity contracts (collectively, "Contracts"). As a Contract owner, your premium payments are allocated to one or more of the Portfolios in accordance with your Contract.


  A particular Portfolio or class of a Portfolio of the Trust may not be available under the Contract you have chosen. The prospectus for the Contracts shows the Portfolios and classes available to you. Please read this Prospectus carefully before selecting a Portfolio. It provides information to assist you in your decision. If you would like additional information about a Portfolio, please request a copy of the Statement of Additional Information ("SAI"). For details about how to obtain a copy of the SAI and other reports and information, see the back cover of this Prospectus. The SAI is incorporated by reference into this Prospectus.

  Some of the Portfolios have names and investment objectives that are very similar to certain publicly available mutual funds that are managed by the same investment advisers. The Portfolios in this Prospectus are not those publicly available mutual funds and will not have the same performance. Different performance will result from such factors as different implementation of investment policies, different investment restrictions, different cash flows into and out of the Portfolios, different fees, and different asset sizes.

UNDERSTANDING THE PORTFOLIOS

After this Introduction you will find an Investment Summary for each Portfolio. Each Investment Summary presents important facts about a Portfolio, including information about its investment objective, principal investment strategy, primary risks, fees and expenses and past performance.


Each of the Portfolios falls into one of three categories of funds: equity funds, fixed income funds and fund of funds. A particular type of Portfolio may be more appropriate for you depending upon your investment needs.



 PLEASE SEE THE CONTRACT PROSPECTUS FOR A DETAILED EXPLANATION OF YOUR CONTRACT.

DESCRIPTION OF TYPES OF FUNDS:

  EQUITY FUNDS

  Although they may involve more risk, historically, equity securities such as common stocks have offered higher returns than bonds or other investments over the long term. A domestic equity fund principally invests in equity securities of U.S. companies and may also, to a minor extent, invest in securities of companies located outside the United States. An international equity fund principally invests in the equity securities of companies located outside the United States.

  FIXED INCOME FUNDS

  Fixed income securities are securities that pay a specified rate of return. Historically, fixed income funds are not as volatile as equity funds. These funds may lend stability to a portfolio made up primarily of stocks.


  FUND OF FUNDS

  Please note that the Met/Franklin Templeton Founding Strategy Portfolio is a "fund of funds" that invests, on a fixed percentage basis, in a combination of the Trust's portfolios sub-advised by subsidiaries of Franklin Resources, Inc. (collectively, "Franklin Templeton"), which, in turn, invest primarily in U.S. and foreign equity securities and, to a lesser extent, fixed-income and money market securities. The Portfolio's assets will be allocated on an equal basis (33 1/3%) among the Met/Franklin Income Portfolio, Met/Franklin Mutual Shares Portfolio and Met/Templeton Growth Portfolio (the "Underlying Portfolios"), each of which is a separate portfolio of the Trust, and which is included in this Prospectus.


--------------------------------------------------------------------------------

BEFORE YOU CHOOSE A PORTFOLIO, PLEASE CONSIDER...

All of the Portfolios involve risk, but there is also the potential for reward. You can lose money--and you can make money. The Portfolios are structured so that each offers a different degree of risk and reward than others.

WHAT RISK/REWARD LEVEL IS FOR YOU? ASK YOURSELF THE FOLLOWING:
(1) HOW WELL DO I HANDLE FLUCTUATIONS IN MY ACCOUNT VALUE?

    The greater the degree of risk for a Portfolio, the more its price is likely to move up and down on a day to day basis. If this makes you uncomfortable, you may prefer an investment that is less risky and that may not fluctuate in price as much.

(2) AM I LOOKING FOR A HIGHER RATE OF RETURN?

    Generally, the higher the potential return, the higher the risk. If you find the potential to make money is worth the possibility of losing more, then a Portfolio with higher risk may be right for you.

A final note: These Portfolios are designed for long-term investment.

                                THE PORTFOLIOS

INVESTMENT SUMMARY

Each Portfolio's summary discusses the following:

    INVESTMENT OBJECTIVE
    What is the Portfolio's investment goal?

    PRINCIPAL INVESTMENT STRATEGY
    How does the Portfolio attempt to achieve its investment goal? What types of investments does it contain? What style of investing and investment philosophy does it follow?

    PRIMARY RISKS
    What are the specific risks of investing in the Portfolio?

    PAST PERFORMANCE
    How well has the Portfolio performed over time?

    FEES AND EXPENSES
    What is the cost of investing in the Portfolio?


In addition to its principal investment strategy, each Portfolio, which is not a "fund of funds" (and the Underlying Portfolios, in the case of Met/Franklin Templeton Founding Strategy Portfolio) may invest in various types of securities and engage in various investment techniques and practices which are not the principal focus of the Portfolio (or of the Underlying Portfolio, in the case of the Met/Franklin Templeton Founding Strategy Portfolio) and therefore are not described in the Investment Summary section of the Prospectus. These other securities and investment techniques and practices in which a Portfolio may engage, together with their risks, are briefly discussed in "Additional Investment Strategies" in this Prospectus.


Following the Investment Summary is the section entitled "Primary Risks of Investing in the Portfolios" which lists some of the factors that may affect the value of a Portfolio's investments.


The SAI provides more detailed information regarding the various types of securities that a Portfolio or Underlying Portfolio may purchase and certain investment techniques and practices of its Adviser.


The Contracts may be sold by banks. AN INVESTMENT IN A PORTFOLIO OF THE TRUST THROUGH A CONTRACT IS NOT A DEPOSIT OR OBLIGATION OF, OR GUARANTEED BY, ANY BANK, AND IS NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY OF THE U.S. GOVERNMENT.


 EACH PORTFOLIO IN THIS PROSPECTUS IS A MUTUAL FUND: A POOLED INVESTMENT THAT IS PROFESSIONALLY MANAGED AND THAT GIVES YOU THE OPPORTUNITY TO PARTICIPATE IN FINANCIAL MARKETS. EACH PORTFOLIO STRIVES TO REACH ITS STATED INVESTMENT OBJECTIVE, WHICH CAN BE CHANGED WITHOUT SHAREHOLDER APPROVAL. AS WITH ALL MUTUAL FUNDS, THERE IS NO GUARANTEE THAT A PORTFOLIO WILL ACHIEVE ITS INVESTMENT OBJECTIVE.


 A PORTFOLIO'S ADVISER MAY SELL A PORTFOLIO SECURITY WHEN THE VALUE OF THE INVESTMENT REACHES OR EXCEEDS ITS ESTIMATED FAIR VALUE, TO TAKE ADVANTAGE OF MORE ATTRACTIVE INVESTMENT OPPORTUNITIES, WHEN THE ISSUER'S INVESTMENT FUNDAMENTALS BEGIN TO DETERIORATE, WHEN THE PORTFOLIO MUST MEET REDEMPTIONS, OR FOR OTHER INVESTMENT REASONS.

                      MET/AIM SMALL CAP GROWTH PORTFOLIO

INVESTMENT OBJECTIVE:

Long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGY:


The Portfolio seeks to meet its objective by investing, normally, at least 80% of its net assets in securities of small-cap companies. In complying with this 80% investment requirement, the Portfolio will invest primarily in marketable equity securities, including convertible securities, but its investments may include other securities, such as synthetic instruments. Synthetic instruments are investments that have economic characteristics similar to the Portfolio's direct investments, and may include warrants, futures, options, exchange-traded funds and American Depositary Receipts. The Portfolio considers a company to be a small-cap company if it has a market capitalization, at the time of purchase, no larger than the largest capitalized company included in the Russell 2000 Index during the most recent 11-month period (based on month-end data) plus the most recent data during the current month, within the range of market capitalizations of companies included in the Russell 2000 Index.

The Portfolio may invest up to 20% of its net assets in equity securities of issuers that have market capitalizations, at the time of purchase, outside of the range of market capitalizations of companies included in the Russell 2000 Index, and in investment-grade non-convertible debt securities, U.S. government securities and high-quality money market instruments. The Portfolio may also invest up to 25% of its total assets in foreign securities. For risk management purposes, the Portfolio may hold a portion of its assets in cash or cash equivalents, including money market instruments.

In selecting investments, the portfolio managers seek to identify those companies that have strong earnings momentum or demonstrate other potential for growth of capital. The portfolio managers anticipate that the Portfolio, when fully invested, will generally be comprised of companies that are currently experiencing a greater than anticipated increase in earnings.


PRIMARY RISKS:


The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail starting on page 73, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:


  .  Market risk

  .  Market capitalization risk

  .  Investment style risk

  .  Foreign investment risk

The Portfolio's investments in derivatives can significantly increase the Portfolio's exposure to market risk or credit risk of the counterparty. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the relevant assets, rates and indices.

PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.




The bar chart below shows you the performance of the Portfolio's Class B shares, the Portfolio's oldest class, for each full calendar year since its inception and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart.

               Year-by-Year Total Return as of 12/31 of Each Year

                                    [CHART]

        02        03          04          05          06         07
     ------     ------       -----      ------     ------     ------
    -27.50%     38.86%       6.43%       8.27%      14.18%     11.07%

                   High Quarter:   2nd - 2003      +20.75%
                   Low Quarter:    3rd - 2002      -18.43%



The table below compares the Portfolio's Class A, Class B and Class E shares' average annual compounded total returns for the 1- and 5-year periods and from inception through 12/31/07 with the Russell 2000 Index and the Russell 2000 Growth Index. The Russell 2000 Index is an unmanaged index which measures the performance of the 2,000 smallest companies in the Russell 3000 Index. The Russell 2000 Growth Index is an unmanaged index which measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.



        Average Annual Total Return as of 12/31/07
--------------------------------------------------------------
                                              Since   Inception
                             1 Year  5 Year Inception   Date
 -------------------------   ------- ------ --------- ---------
Class A                      11.40%  15.39%    6.91%    1/2/02
Class B                      11.07%  15.20%    9.39%   10/9/01
Class E                      11.20%  15.34%    7.66%    4/1/02
Russell 2000 Index           -1.57%  16.25%   12.12%*
Russell 2000 Growth Index     7.05%  16.50%   10.70%*
* Index performance is from 10/1/01.



 PORTFOLIO MANAGEMENT:


..  Invesco Aim Capital Management, Inc. see page 93

..  For financial highlights see page 110

FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2007 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)



                                          Class A Class B Class E
-----------------------------------------------------------------
Management Fee                             0.86%   0.86%   0.86%
-----------------------------------------------------------------
12b-1 Fees                                 None    0.25%   0.15%
-----------------------------------------------------------------
Other Expenses                             0.06%   0.06%   0.06%
-----------------------------------------------------------------
Total Annual Portfolio Operating Expenses  0.92%   1.17%   1.07%
-----------------------------------------------------------------



EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES



         Class A  Class B  Class E
-----------------------------------
1 Year   $     94 $    120 $    110
-----------------------------------
3 Years  $    295 $    374 $    342
-----------------------------------
5 Years  $    511 $    647 $    593
-----------------------------------
10 Years $  1,135 $  1,427 $  1,311
-----------------------------------

                      BLACKROCK LARGE CAP CORE PORTFOLIO


INVESTMENT OBJECTIVE:

Long-term capital growth.

PRINCIPAL INVESTMENT STRATEGY:


The Portfolio invests primarily in a diversified portfolio of equity securities of large cap companies located in the United States. Normally, the Portfolio invests at least 80% of its assets in equity securities of large cap companies selected from among those that are, at the time of purchase, included in the Russell 1000 Index (the "Index"). As of February 29, 2008, the Index included companies with market capitalizations between $305 million and $490 billion. The size of the companies in the Index changes with market conditions and composition of the Index. The Portfolio uses an investment approach that blends growth (investing in equity securities that the Adviser believes have good prospects for earnings growth) and value (investing in equity securities that are priced below what the Adviser believes to be their worth) and will seek to outperform its benchmark index, the Russell 1000 Index.

The Adviser uses a quantitative model to look for companies that are consistent with the Portfolio's strategy. The Adviser looks for strong relative earnings growth, preferring internal growth and unit growth to growth resulting from a company's pricing structure. A company's stock price relative to its earnings and book value is also examined. If the Adviser believes that a company is overvalued, the company will not be considered for investment. After the initial screening is performed, the Adviser relies on fundamental analysis, using both internal and external research, to optimize its quantitative model to choose companies the Adviser believes have strong, sustainable earnings growth with current momentum at attractive price valuations.

In seeking to outperform the Portfolio's benchmark index, the Adviser reviews potential investments using certain criteria that are based on the securities in the benchmark index. These criteria currently include the following:

  .  relative price-to-earnings and price-to-book ratios

  .  stability and quality of earnings momentum and growth

  .  weighted median market capitalization of the portfolio

  . allocation among the economic sectors of the portfolio as compared to its benchmark index

  .  weighted individual stocks within the applicable index

In seeking to achieve its investment objective, the Portfolio may also invest in options and futures and other forms of derivatives.


PRIMARY RISKS:


The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail starting on page 73, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:


  .  Market risk

 PORTFOLIO MANAGEMENT:


..  BlackRock Advisors, LLC see page 94

..  For financial highlights see page 113



  .  Market capitalization risk

  .  Investment style risk

The Portfolio's investments in derivatives can significantly increase the Portfolio's exposure to market risk and credit risk of the counterparty. Derivatives can also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the relevant assets, rates and indices.

PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.




The performance shown below is the performance of the Portfolio's Class A shares, the Portfolio's oldest Class. The historical performance shown for the Portfolio's Class A shares prior to May 1, 2006 is the performance of the Portfolio's predecessor fund managed both by the Adviser's predecessor using the same investment objective and strategy as the Portfolio and by another investment adviser using the same investment objective. The assets of the Mercury Large Cap Core Portfolio of The Travelers Series Trust were transferred to the Portfolio on May 1, 2006.

The bar chart below shows you the performance of the Portfolio's Class A shares for each full calendar year since inception and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart. Effective November 17, 2003, Merrill Lynch Investment Managers, L.P. became the Adviser to the Mercury Large Cap Core Portfolio of The Travelers Series Trust. Information prior to that date is attributable to the Portfolio's former investment adviser. Effective October 1, 2006, BlackRock Advisors, LLC became the Portfolio's Adviser.


                Year-by-Year Total Return as of 12/31 of Each Year

                                    [CHART]

 1999     2000     2001     2002     2003     2004     2005     2006     2007
------   ------   ------   ------   ------   ------   ------   ------   ------
23.67%   -5.58%  -22.43%  -25.14%   21.16%   15.89%   12.05%   14.25%    6.55%

                      High Quarter: 4th-1999  +21.71%
                      Low Quarter:  3rd-2001  -19.36%

The table below compares the Portfolio's Class A, Class B and Class E shares' average annual compounded total returns for the 1- and 5-year periods and since inception through 12/31/07, as applicable, with the Russell 1000 Index, a widely recognized unmanaged index that measures the stock performance of the 1000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.



     Average Annual Total Return as of 12/31/07
----------------------------------------------------
                                   Since   Inception
                   1 Year 5 Year Inception   Date
------------------ ------ ------ --------- ---------
Class A             6.55% 13.88%   3.30%    3/23/98
Class B               --     --    0.92%    4/30/07
Class E               --     --    1.00%    4/30/07
Russell 1000 Index  5.77% 13.43%   5.00%*
* Index performance is from 3/31/98.



FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2007 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)



                                          Class A Class B Class E
-----------------------------------------------------------------
Management Fee                             0.58%   0.58%   0.58%
-----------------------------------------------------------------
12b-1 Fees                                 None    0.25%   0.15%
-----------------------------------------------------------------
Other Expenses                             0.07%   0.06%   0.06%
-----------------------------------------------------------------
Total Annual Portfolio Operating Expenses  0.65%   0.89%   0.79%
-----------------------------------------------------------------



EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES



         Class A  Class B  Class E
-----------------------------------
1 Year   $     67 $     91 $     81
-----------------------------------
3 Years  $    209 $    285 $    253
-----------------------------------
5 Years  $    363 $    495 $    440
-----------------------------------
10 Years $    812 $  1,100 $    981
-----------------------------------

                     CLARION GLOBAL REAL ESTATE PORTFOLIO


INVESTMENT OBJECTIVE:

Total return through investment in real estate securities, emphasizing both capital appreciation and current income.

PRINCIPAL INVESTMENT STRATEGY:


Under normal market conditions, the Portfolio will invest at least 80% of its assets in a portfolio of equity securities of companies that are principally engaged in the real estate industry. In selecting investments for the Portfolio, the Portfolio's Adviser will select companies that derive at least 50% of their total revenues or earnings from owning, operating, developing and/or managing real estate. This portion of the Portfolio will have investments located in a number of different countries, including the U.S. As a general matter, the Portfolio expects these investments to be in common stocks of large-, mid- and small-sized companies, including real estate investment trusts and similarly situated real estate companies outside the U.S. ("REITs"). The Portfolio may invest in companies located in countries with emerging securities markets.

The Portfolio's Adviser uses a multi-step investment process for constructing the Portfolio's investment portfolio that combines top-down region and sector allocation with bottom-up individual stock selection.

First, the Adviser selects sectors and geographic regions in which to invest, and determines the degree of representation of such sectors and regions, through a systematic evaluation of public and private property market trends and conditions. Second, the Adviser uses an in-house valuation process to identify investments with superior current income and growth potential relative to their peers. This in-house valuation process examines several factors including:

  .  value and property;

  .  capital structure; and

  .  management and strategy.


PRIMARY RISKS:


The value of your investment in the Portfolio may be affected by one or more of
the following risks, which are described in detail starting on page   73, any of
which could cause the Portfolio's or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate: return


  .  Market risk

  .  Real estate investment risk


  .  Foreign investment risk


  .  Market capitalization risk

  .  Investment style risk

 PORTFOLIO MANAGEMENT:


..  ING Clarion Real Estate Securities L.P. see page 94

..  For financial highlights see page 116




In addition, investments in emerging markets include all of the risks of investments in foreign securities and are subject to severe price declines. The economic and political structures of developing nations, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity. Such countries may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners and economies based on only a few industries. For these reasons, all of the risks of investing in foreign securities are heightened by investing in emerging market countries. The markets of developing countries have been more volatile than the markets of developed countries with more mature economies. These markets often have provided significantly higher or lower rates of return than developed markets, and significantly greater risks, to investors.


PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.




The bar chart below shows you the performance of the Portfolio's Class B shares for each full calendar year since its inception and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart. Effective April 28, 2008, ING Clarion Real Estate Securities L.P. became the Portfolio's Adviser. Investment performance prior to that date is attributable to the Portfolio's former investment adviser.

                                    [CHART]

Year-by-Year Total Return as of 12/31 of Each Year

  05        06         07
------    ------     ------
13.29%    37.58%    -15.01%

High Quarter: 1st-2006  +14.88%
Low Quarter:  2nd-2007   -9.48%

The table below compares the Portfolio's Class A, Class B and Class E shares' average annual compounded total returns for the 1-year period and from inception through 12/31/07 with the FTSE NAREIT Equity Index, the Portfolio's benchmark prior to April 28, 2008, and with the FTSE EPRA/NAREIT Global Real Estate Index, the Portfolio's benchmark effective April 28, 2008. The FTSE NAREIT Equity Index is an unmanaged index that measures the performance of all publicly traded equity REITs. The FTSE EPRA/NAREIT Global Real Estate Index is designed to capture the performance of institutional quality property companies operating in North America, Europe, Asia, and Australia. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.



       Average Annual Total Return as of 12/31/07
---------------------------------------------------------
                                        Since   Inception
                              1 Year  Inception   Date
----------------------------- ------  --------- ---------
Class A                       -14.79%   16.14%   5/1/04
Class B                       -15.01%   15.85%   5/1/04
Class E                       -14.86%   15.99%   5/1/04
FTSE NAREIT Equity REIT Index -15.69%   16.59%*
FTSE EPRA/NAREIT Global Real
 Estate Index                  -6.96%   22.18%*
* Index performance is from 4/30/04.



For information on ING Clarion Real Estate Securities L.P.'s prior performance with a comparable fund see page 95.

FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2007 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)



                                          Class A Class B Class E
-----------------------------------------------------------------
Management Fee                             0.61%   0.61%   0.61%
-----------------------------------------------------------------
12b-1 Fees                                 None    0.25%   0.15%
-----------------------------------------------------------------
Other Expenses                             0.04%   0.04%   0.04%
-----------------------------------------------------------------
Total Annual Portfolio Operating Expenses  0.65%   0.90%   0.80%
-----------------------------------------------------------------

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES



                               Class A  Class B  Class E
                      -----------------------------------
                      1 Year   $     67 $     92 $     82
                      -----------------------------------
                      3 Years  $    209 $    288 $    256
                      -----------------------------------
                      5 Years  $    363 $    500 $    446
                      -----------------------------------
                      10 Years $    812 $  1,112 $    993
                      -----------------------------------

                         MET/FRANKLIN INCOME PORTFOLIO

INVESTMENT OBJECTIVE:

To maximize income while maintaining prospects for capital appreciation.

PRINCIPAL INVESTMENT STRATEGY:


Under normal market conditions, the Portfolio invests in a diversified portfolio of debt and equity securities. Debt securities in which the Portfolio may invest include all varieties of fixed, floating and variable rate instruments including secured and unsecured bonds, bonds convertible into common stock, mortgage securities, debentures, notes and short-term debt instruments. Common stocks, preferred stocks and convertible securities are examples of equity securities in which the Portfolio may invest. Typically, investments in equity and debt securities range between 40% and 60% of the Portfolio's assets.


The Portfolio seeks income by selecting investments such as corporate, foreign and U.S. Treasury bonds, as well as stocks with attractive dividend yields. In its search for growth opportunities, the Portfolio maintains the flexibility to invest in common stocks of companies from a variety of industries such as utilities, oil, gas, real estate and consumer goods. The Portfolio may invest in large, medium and small market capitalization companies.


The Portfolio may invest up to 100% of total assets in debt securities that are rated below investment grade, but it is not currently expected that the Portfolio will invest more than 50% of its assets in these securities. Securities rated in the top four ratings categories by independent rating organizations such as Standard & Poor's Ratings Group ("S&P") and Moody's Investors Service, Inc. ("Moody's") are considered investment grade. However, such ratings are relative and subjective, are not absolute standards of quality, and do not provide a complete evaluation of the market risk of the securities. Higher yields are ordinarily available from securities in the lower rating categories, such as securities rated Ba or lower by Moody's or BB or lower by S&P or from unrated securities deemed by the Portfolio's Adviser to be of comparable quality. Such high-yield securities are considered to be below "investment grade" and are sometimes referred to as "junk bonds." Generally, lower-rated securities pay higher yields than more highly rated securities to compensate investors for the higher risk.


The Portfolio may invest up to 25% of its assets in foreign securities. The Portfolio ordinarily buys foreign securities that are traded in the U.S. or American Depositary Receipts.

The Portfolio's Adviser searches for undervalued or out-of-favor securities it believes offer opportunities for income today and significant growth tomorrow. It performs independent analysis of the debt securities being considered for the portfolio, rather than relying principally on the ratings assigned by rating agencies. In its analysis, the Adviser considers a variety of factors, including:

  . a security's relative value based on such factors as anticipated cash flow, interest or dividend coverage, asset coverage, and earnings prospects;

  .  the experience and strength of the company;

  . the company's changing financial condition and market recognition of the change;

  . the company's sensitivity to changes in interest rates and business conditions; and

  .  the company's debt maturity schedules and borrowing requirements.

Although not a principal investment strategy, the Portfolio may invest a portion of its assets in credit default swaps.


PRIMARY RISKS:


The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail starting on page 73, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:


  .  Market risk

  .  Credit risk

  .  Interest rate risk

  .  High yield debt security risk

  .  Investment style risk

  .  Foreign investment risk

  .  Market capitalization risk

In addition, utility stocks and other stocks with above average dividend yields are particularly sensitive to interest rate movements. When interest rates rise, the stock prices of these stocks tend to fall.

Mortgage-related securities may be issued or guaranteed by the U.S. Government, its agencies or instrumentalities or may be issued by private issuers and as such are not guaranteed by the U.S. Government, its agencies or instrumentalities. Like other debt securities, changes in interest rates generally affect the value of a mortgage-backed security. Additionally, some mortgage-backed securities may be structured so that they may be particularly sensitive to interest rates.

Investments in mortgage-related securities are also subject to special risks of prepayment. Prepayment risk occurs when the issuer of a security can prepay the principal prior to the security's maturity. Securities subject to prepayment risk, including the collateralized mortgage obligations and other mortgage-related securities that the Portfolio can buy, generally offer less potential for gains when prevailing interest rates decline, and have greater potential for loss when interest rates rise depending upon the coupon of the underlying securities. The impact of prepayments on the price of a security may be difficult to predict and may increase the volatility of the price. In addition, early repayment of mortgages underlying these securities may expose the Portfolio to a lower rate of return when it reinvests the principal. Further, the Portfolio may buy mortgage-related securities at a premium. Accelerated prepayments on those securities could cause the Portfolio to lose a portion of its principal investment represented by the premium the Portfolio paid.

If interest rates rise rapidly, prepayments may occur at slower rates than expected, which could have the effect of lengthening the expected maturity of a short- or medium-term security. That could cause its value to fluctuate more widely in response to changes in interest rates. In turn, this could cause the value of the Portfolio's shares to fluctuate more.

The use of credit default transactions is a highly specialized activity that involves investment techniques and risks that are different from those associated with ordinary portfolio securities transactions. If the Adviser is incorrect in its forecasts of the interest rates, currency exchange rates or market values or its assessments of the credit risks, relevant to these transactions that it enters, the investment performance of the Portfolio may be less favorable than it would have been if the Portfolio had not entered into them. Because these arrangements are bi-lateral agreements between the Portfolio and its counterparty, each party is exposed to the risk of default by the other. In addition, they may involve a small investment of cash compared to the risk assumed with the result that small changes may produce disproportionate and substantial gains or losses to the Portfolio. However, the Portfolio's obligations under swap agreements generally are collateralized by cash or government securities based on the amount by which the value of the payments that the Portfolio is required to pay exceed the value of the payments that its counterparty is required to make. The Portfolio segregates liquid assets equal to any difference between that excess and the amount of collateral that they are required to provide. Conversely, the Portfolio requires their counterparties to provide collateral on a comparable basis except in those instances in which the Adviser is satisfied with the claims paying ability of the counterparty without such collateral.


PAST PERFORMANCE:


As of the date of this Prospectus, the Portfolio had not commenced operations. No performance information is currently available. For information on Franklin Advisers, Inc.'s prior performance with a comparable fund, see page 96.


FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are estimated for the year ended December 31, 2008 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                          Class A Class B
---------------------------------------------------------
Management Fee                             0.80%   0.80%
---------------------------------------------------------
12b-1 Fees                                 None    0.25%
---------------------------------------------------------
Other Expenses                             0.29%   0.29%
---------------------------------------------------------
Total Annual Portfolio Operating Expenses
 Before Expense Waiver                     1.09%   1.34%
---------------------------------------------------------
Contractual Expense Waiver*                0.19%   0.19%
---------------------------------------------------------
Total Annual Portfolio Operating Expenses
 After Expense Waiver                      0.90%   1.15%
---------------------------------------------------------


        * Met Investors Advisory, LLC (the "Manager") and the Trust have entered into an Expense Limitation Agreement whereby the total Annual Portfolio Operating Expenses for the Class A and Class B shares of the Portfolio will not exceed 0.90% and 1.15%, respectively, for the period ended April 30, 2009 and in any year in which the Agreement is in effect. Under certain circumstances, any fees waived or expenses reimbursed by the Manager may, with the approval of the Trust's Board of Trustees, be repaid to the Manager.




 PORTFOLIO MANAGEMENT:


..  Franklin Advisers, Inc. see page 96

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same and that all expense limitations remain in effect only for the period ended April 30, 2009. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES

        Class A  Class B
-------------------------
1 Year  $     92 $    118
-------------------------
3 Years $    329 $    408
-------------------------

                     MET/FRANKLIN MUTUAL SHARES PORTFOLIO

INVESTMENT OBJECTIVE:

Capital appreciation, which may occasionally be short-term. The Portfolio's secondary investment objective is income.

PRINCIPAL INVESTMENT STRATEGY:

Under normal market conditions, the Portfolio invests primarily in equity securities (including securities convertible into, or that the Adviser expects to be exchanged for, common or preferred stock) of U.S. and foreign companies that the Adviser believes are available at market prices less than their value based on certain recognized or objective criteria (intrinsic value).

Following this value-oriented strategy, the Portfolio invests primarily in undervalued securities, which are securities trading at a discount to intrinsic value. The Portfolio also invests in, to a lesser extent, in:

  . Risk arbitrage securities, which are securities of companies involved in restructurings (such as mergers, acquisitions, consolidations, liquidations, spin-offs, or tender or exchange offers) or that the Adviser believes are cheap relative to an economically equivalent security of the same or another company; and

  . Distressed companies, which are securities of companies that are, or are about to be, involved in reorganizations, financial restructurings, or bankruptcy.

In pursuit of its value-oriented strategy, the Portfolio is not limited to pre-set maximums or minimums governing the size of the companies in which it may invest. However, as a general rule, the Portfolio intends to invest the equity portion of its portfolio predominantly (up to 100%) in mid- and large cap companies, with a small portion in small-cap companies. For these purposes, mid- and large-cap companies are considered by the Adviser to be those companies with market capitalization values greater than $1.5 billion.


While the Portfolio generally purchases securities for investment purposes, the Adviser may seek to influence or control management by communicating with management and may coordinate with other shareholders to influence management or to cause changes in policy, or invest in other companies that do so, when the Adviser believes the Portfolio may benefit. The Portfolio expects to invest a significant portion (up to 35%) of its assets in foreign securities, which may include sovereign debt and participations in foreign government debt.


The Portfolio may attempt, from time to time, to hedge (protect) against currency risks, largely using forward foreign currency exchange contracts, when, in the Adviser's opinion, it would be advantageous to the Portfolio to do so.

The Portfolio's investments in distressed companies typically involve the purchase of bank debt, lower-rated or defaulted debt securities, comparable unrated debt securities, or other indebtedness (or participations in the indebtedness) of such companies. Such other indebtedness generally represents a specific commercial loan or portion of a loan made to a company by a financial institution such as a bank. Loan participations represent fractional interests in a company's indebtedness and are generally made available by banks or other institutional investors. By purchasing all or a part of a company's direct indebtedness, the Portfolio, in effect, steps into the shoes of the lender. If the loan is secured, the Portfolio will have a priority claim to the assets of the company ahead of unsecured creditors and stockholders. The Portfolio will generally make such investments to achieve capital appreciation, rather than to seek income.

The Portfolio may also engage from time to time in an "arbitrage" strategy. When engaging in an arbitrage strategy, the Portfolio typically buys one security while at the same time selling short another security. The Portfolio generally buys the security that the Adviser believes is either cheap relative to the price of the other security or otherwise undervalued, and sell short the security that the Adviser believes is either expensive relative to the price of the other security or otherwise overvalued. In doing so, the Portfolio attempts to profit from a perceived relationship between the values of the two securities. The Portfolio generally engages in an arbitrage strategy in connection with an announced corporate restructuring, such as a merger, acquisition or tender offer, or other corporate action or event such as an exchange offer.

PORTFOLIO SELECTION

The Adviser employs a research driven, fundamental value strategy for the Portfolio. In choosing equity investments, the Adviser focuses on the market price of a company's securities relative to the Adviser's own evaluation of the company's asset value, including an analysis of book value, cash flow potential, long-term earnings, and multiples of earnings. Similarly, debt securities and other indebtedness, including loan participations, are generally selected based on the Adviser's own analysis of the security's intrinsic value rather than the coupon rate or rating of the security. The Adviser examines each investment separately and there are no set criteria as to specific value parameters, asset size, earnings or industry type.

PRIMARY RISKS:


The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail starting on page 73, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:


  .  Market risk

  .  Investment style risk

  .  Market capitalization risk

  .  Foreign investment risk

  .  Credit risk

  .  Interest rate risk

  .  High yield debt security risk

The Portfolio's investments in derivatives can significantly increase the Portfolio's exposure to market risk or credit risk of the counterparty. Derivatives can also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the relevant assets, rates and indices.

A merger or other restructuring, or a tender or exchange offer, proposed or pending at the time the Portfolio invests in risk arbitrage securities may not be completed on the terms or within the time frame contemplated, resulting in losses to the Portfolio. Debt obligations of distressed companies typically are unrated, lower-rated, in default or close to default. Also, securities of distressed companies are generally more likely to become worthless than the securities of more financially stable companies.

PAST PERFORMANCE:


As of the date of this Prospectus, the Portfolio had not commenced operations. No performance information is currently available. For information on Franklin Mutual Advisers, LLC's prior performance with a comparable fund, see page 97.


FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are estimated for the year ended December 31, 2008 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                          Class A Class B
---------------------------------------------------------
Management Fee                             0.80%   0.80%
---------------------------------------------------------
12b-1 Fees                                 None    0.25%
---------------------------------------------------------
Other Expenses                             0.29%   0.29%
---------------------------------------------------------
Total Annual Portfolio Operating Expenses
 Before Expense Waiver                     1.09%   1.34%
---------------------------------------------------------
Contractual Expense Waiver*                0.19%   0.19%
---------------------------------------------------------
Total Annual Portfolio Operating Expenses
 After Expense Waiver                      0.90%   1.15%
---------------------------------------------------------

        * The Manager and the Trust have entered into an Expense Limitation Agreement whereby the total Annual Portfolio Operating Expenses for the Class A and Class B shares of the Portfolio will not exceed 0.90% and 1.15%, respectively, for the period ended April 30, 2009 and in any year in which the Agreement is in effect. Under certain circumstances, any fees waived or expenses reimbursed by the Manager may, with the approval of the Trust's Board of Trustees, be repaid to the Manager.

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of


 PORTFOLIO MANAGEMENT:


.. Franklin Mutual Advisers, LLC see page 97 your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same and that all expense limitations remain in effect only for the period ended April 30, 2009. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES

        Class A  Class B
-------------------------
1 Year  $     92 $    118
-------------------------
3 Years $    329 $    408
-------------------------

              MET/FRANKLIN TEMPLETON FOUNDING STRATEGY PORTFOLIO

INVESTMENT OBJECTIVE:

Primarily seeks capital appreciation and secondarily seeks income.

PRINCIPAL INVESTMENT STRATEGY:

The Portfolio pursues its investment objectives by investing on a fixed percentage basis in a combination of the Trust's portfolios sub-advised by Franklin Templeton, which, in turn, invest primarily in U.S. and foreign equity securities and, to a lesser extent, fixed-income and money market securities. The Portfolio's assets will be allocated on an equal basis (33 1/3%) among the Met/Franklin Income Portfolio, Met/Franklin Mutual Shares Portfolio and Met/Templeton Growth Portfolio (the "Underlying Portfolios"), each of which is a separate portfolio of the Trust, and which is included in this Prospectus.

The Underlying Portfolios have been selected to represent a reasonable spectrum of investment options for the Portfolio. The Met Investors Advisory, LLC (the "Manager") has based the fixed percentage allocations for the Portfolio on the degree to which it believes the Underlying Portfolios, in combination, to be appropriate for the Portfolio's investment objective. As discussed in this Prospectus, each Underlying Portfolio is managed by the Manager and sub-advised by Franklin Advisers, Inc. (Met/Franklin Income Portfolio), Franklin Mutual Advisers, LLC (Met/Franklin Mutual Shares Portfolio) or Templeton Global Advisors Limited (Met/Templeton Growth Portfolio), respectively. The Portfolio will purchase Class A shares of the Underlying Portfolios, which are not subject to any sales charges or distribution or service (Rule 12b-1) fees.

The Portfolio may deviate from its percentage allocations as a result of appreciation or depreciation in the value of the shares of the Underlying Portfolios it holds. The Manager will periodically rebalance the Portfolio's holdings as deemed necessary to bring the asset allocation of the Portfolio back into alignment with its fixed percentage allocations.

The Portfolio is non-diversified, which means that it may concentrate its assets in a smaller number of issuers than a diversified portfolio. However, the Portfolio invests its assets in the Underlying Portfolios, each of which generally has diversified holdings.

The Portfolio also may deviate temporarily from its fixed percentage allocations for defensive purposes. The Portfolio may hold cash or cash equivalents (instead of being allocated to an Underlying Portfolio) as deemed appropriate by the Manager for temporary defensive purposes to respond to adverse market, economic or political conditions, or as a cash reserve. Should the Portfolio take this action, it may not achieve its investment objective. The Portfolio also may hold U.S. government securities and money market instruments directly for investment or other appropriate purposes.

Please note that the Underlying Portfolios may already be available directly as investment options in your Contract and that an investor in the Portfolio bears both the expenses of the Portfolio as well as the indirect expenses associated with the Underlying Portfolios. Therefore, an investor may be able to realize lower aggregate expenses by investing directly in the Underlying Portfolios instead of in the Portfolio itself. However, not all of the Underlying Portfolios may be available as an investment option in your Contract. In addition, an investor who chooses to invest directly in the Underlying Portfolios would not receive the asset allocation and rebalancing services provided by the Manager.

PRIMARY RISKS:

An investment in the Portfolio is not guaranteed. You can lose money by investing in the Portfolio. There are direct and indirect risks of investing in the Portfolio. Direct risks include:

  . PERFORMANCE RISK--Because the Portfolio generally invests all of its assets in the shares of the Underlying Portfolios, its investment performance is directly related to the performance of the Underlying Portfolios. The ability of the Portfolio to meet its investment objective depends upon the ability of an Underlying Portfolio to meet its own investment objective. It is possible that an Underlying Portfolio will fail to execute its investment strategies effectively. As a result, an Underlying Portfolio may not meet its investment objective, which would affect the Portfolio's investment performance. There can be no assurance that the investment objective of the Portfolio or any Underlying Portfolio will be achieved. Since the Portfolio invests in the shares of the Underlying Portfolios, its performance is directly related to the ability of the Underlying Portfolios to meet their respective investment objectives. Because the Portfolio invests in the Underlying Portfolios, the Portfolio's net asset value ("NAV") is effected by fluctuations in the Underlying Portfolios' NAV.

  . NON-DIVERSIFICATION RISK--The Portfolio is non-diversified which means the Portfolio can invest its assets in a small number of issuers. As a result, the Portfolio is more susceptible to any single economic, political or regulatory event affecting those issuers than is a diversified portfolio. This risk is limited because the Portfolio invests its assets in the Underlying Portfolios, each of which generally has diversified holdings.

  . AFFILIATED PORTFOLIO RISK--In managing the Portfolio, the Manager will have the authority to select and substitute the Underlying Portfolios. The Manager may be subject to potential conflicts of interest in allocating the Portfolio's assets among the Underlying Portfolios both because the fees payable to it by some of the Underlying Portfolios may be higher than the fees payable by other Underlying Portfolios and because the Manager is also responsible for managing the Underlying Portfolios. In this regard, the Manager may believe that certain Underlying Portfolios could benefit from additional assets or could be harmed by redemptions. As a fiduciary, the Manager is obligated to disregard these incentives. The directors and officers of the Trust may also have conflicting interests in fulfilling their fiduciary duties to both the Portfolio and the Underlying Portfolios of the Trust.

IN ADDITION, BECAUSE THE PORTFOLIO INVESTS IN THE UNDERLYING FUNDS, IT WILL INDIRECTLY BEAR FEES AND EXPENSES CHARGED BY THOSE PORTFOLIOS IN ADDITION TO THE PORTFOLIO'S DIRECT FEES AND EXPENSES.


The value of your investment in the Portfolio may be affected by one or more of the following indirect risks of the Underlying Portfolios, which are described in detail starting on page 73, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:


  .  Market risk

  .  Investment style risk

  .  Market capitalization risk

  .  Foreign investment risk

  .  Credit risk

  .  Interest rate risk

  .  High yield debt security risk

An Underlying Portfolio's investments in derivatives can significantly increase the Portfolio's exposure to market risk or credit risk of the counterparty. Derivatives can also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the relevant assets, rates and indices.

A merger or other restructuring, or a tender or exchange offer, proposed or pending at the time the Underlying Portfolio invests in risk arbitrage securities may not be completed on the terms or within the time frame contemplated, resulting in losses to the Underlying Portfolio. Debt obligations of distressed companies typically are unrated, lower-rated, in default or close to default. Also, securities of distressed companies are generally more likely to become worthless than the securities of more financially stable companies.

In addition, investments in emerging markets include all of the risks of investments in foreign securities and are subject to severe price declines. The economic and political structures of developing nations, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity. Such countries may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners and economies based on only a few industries. For these reasons, all of the risks of investing in foreign securities are heightened by investing in emerging markets countries. The markets of developing countries have been more volatile than the markets of developed countries with more mature economies. These markets often have provided significantly higher or lower rates of return than developed markets, and significantly greater risks, to investors.

PAST PERFORMANCE:

As of the date of this Prospectus, the Portfolio had not commenced operations. No performance information is currently available.

FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are estimated for the year ended December 31, 2008 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts but do reflect the fees and expenses of the Underlying Portfolios. If such expenses were reflected in the Example, the expense amounts indicated would be higher. See the Contract prospectus for a description of those fees, expenses and charges.


 PORTFOLIO MANAGEMENT:


..  Met Investors Advisory, LLC see page 90

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)




                                          Class A Class B
---------------------------------------------------------
Management Fee                             0.05%   0.05%
---------------------------------------------------------
12b-1 Fees                                 None    0.25%
---------------------------------------------------------
Other Expenses                             0.15%   0.15%
---------------------------------------------------------
Acquired Fund Fees and Expenses*           0.87%   0.87%
---------------------------------------------------------
Total Annual Portfolio Operating Expenses
 and Acquired Fund Fees and Expenses
 Before Expense Waiver                     1.07%   1.32%
---------------------------------------------------------
Contractual Expense Waiver**               0.15%   0.15%
---------------------------------------------------------
Total Annual Portfolio Operating Expenses
 and Acquired Fund Fees and Expenses
 After Expense Waiver                      0.92%   1.17%
---------------------------------------------------------



         * As an investor in the Underlying Portfolios, the Portfolio will also will bear its pro-rata portion of the operating expenses of the Underlying Portfolios. The expenses of the Underlying Portfolios are based upon the weighted average of the estimated total operating expenses of the Underlying Portfolios after expense waivers allocated to the Underlying Portfolios for the year ended
           December 31, 2008.
        ** The Manager and the Trust have entered into an Expense Limitation
           Agreement whereby the total direct Annual Portfolio Operating Expenses for the Class A and Class B shares of the Portfolio will not exceed 0.05% and 0.30%, respectively, for the period ended
           April 30, 2009 and in any year in which the Agreement is in effect. Under certain circumstances, any fees waived or expenses reimbursed by the Manager may, with the approval of the Trust's Board of Trustees, be repaid to the Manager.

Investors may be able to realize lower aggregate expenses by investing directly in the Underlying Portfolios instead of the Portfolio. An investor who chooses to invest directly in the Underlying Portfolios would not, however, receive the asset allocation services provided by the Manager.


EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same and that all expense limitations of the Portfolio and the Underlying Portfolios remain in effect only for the period ended April 30, 2009. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES


        Class A  Class B
-------------------------
1 Year  $     94 $    120
-------------------------
3 Years $    390 $    453
-------------------------

                    HARRIS OAKMARK INTERNATIONAL PORTFOLIO

INVESTMENT OBJECTIVE:

Long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGY:


Under normal market conditions, the Portfolio invests primarily in common stocks of non-U.S. companies. The Portfolio may invest in mature markets (examples are Japan, Canada, and the United Kingdom) and in less developed markets (examples are Mexico, Brazil, and Korea). Ordinarily, the Portfolio will invest in the securities of at least five countries outside the U.S. There are no geographic limits on the Portfolio's foreign investments, but the Portfolio does not expect to invest more than 35% of its assets in securities of companies based in emerging markets. The Portfolio may invest in the equity securities of companies of any market capitalization.

The Portfolio's Adviser uses a value investment style in selecting equity securities for the Portfolio. The Adviser believes that over time, a company's stock price converges with its true business value. By "true business value" the Adviser means its estimate of the price that is determined by the cash it generates. The Adviser believes that investing in equity securities priced significantly below what is believed to be the true business value presents the best opportunity to achieve the Portfolio's investment objective. The Adviser uses this value philosophy to identify companies that it believes have discounted stock prices compared to the companies' true business values.


PRIMARY RISKS:


The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail starting on page 73, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:


  .  Market risk

  .  Foreign investment risk

  .  Market capitalization risk

  .  Investment style risk

In addition, investments in emerging markets include all of the risks of investments in foreign securities and are subject to severe price declines. The economic and political structures of developing nations, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity. Such countries may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners and economies based on only a few industries. For these reasons, all of the risks of investing in foreign securities are heightened by investing in emerging market countries. The markets of developing countries have been more volatile than the markets of developed countries with more mature economies. These markets often have provided significantly higher or lower rates of return than developed markets, and significantly greater risks, to investors.

 PORTFOLIO MANAGEMENT:


..  Harris Associates L.P. see page 98

..  For financial highlights see page 119



PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.




The bar chart below shows you the performance of the Portfolio's Class B shares, the Portfolio's oldest class, for each full calendar year since its inception and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart. Effective January 1, 2003, Harris Associates L.P. became the Portfolio's Adviser. Investment performance information prior to that date is attributable to the Portfolio's former investment adviser.

Year-by-Year Total Return as of 12/31 of Each Year

                                     [CHART]

  02       03      04      05       06      07
------   ------  ------  ------   ------  ------
-18.09%  34.96%  20.52%  14.24%   28.85%  -1.12%



High Quarter:   2nd - 2003      +24.90%
Low Quarter:    3rd - 2002      -16.81%

The table below compares the Portfolio's Class A, Class B and Class E shares' average annual compounded total returns for the 1- and 5-year periods and from inception through 12/31/07 with the Morgan Stanley Capital International Europe, Australia and Far East ("MSCI EAFE" Index), a widely recognized unmanaged index which is an aggregate of 15 individual country indices that collectively represent many of the major markets of the world. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.



   Average Annual Total Return as of 12/31/07
-------------------------------------------------
                                Since   Inception
                1 Year 5 Year Inception   Date
--------------- ------ ------ --------- ---------
Class A         -0.86% 19.12%   12.02%    1/2/02
Class B         -1.12% 18.81%   12.88%   10/9/01
Class E         -1.00% 18.94%   12.57%    4/1/02
MSCI EAFE Index 11.63% 22.08%   15.39%*
* Index performance is from 10/1/01.

FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2007 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)



                                          Class A Class B Class E
-----------------------------------------------------------------
Management Fee                             0.77%   0.77%   0.77%
-----------------------------------------------------------------
12b-1 Fees                                 None    0.25%   0.15%
-----------------------------------------------------------------
Other Expenses                             0.09%   0.08%   0.08%
-----------------------------------------------------------------
Total Annual Portfolio Operating Expenses  0.86%   1.10%   1.00%
-----------------------------------------------------------------



EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES



         Class A  Class B  Class E
-----------------------------------
1 Year   $     88 $    113 $    103
-----------------------------------
3 Years  $    275 $    352 $    320
-----------------------------------
5 Years  $    479 $    609 $    555
-----------------------------------
10 Years $  1,064 $  1,346 $  1,229
-----------------------------------

                             JANUS FORTY PORTFOLIO

INVESTMENT OBJECTIVE:

Capital appreciation.

PRINCIPAL INVESTMENT STRATEGY:


The Portfolio normally invests in a core group of 20-40 common stocks selected for their growth potential. The Portfolio may invest in companies of any size, from larger, well-established companies to smaller, emerging growth companies. The Adviser selects stocks primarily through a company analysis, with a focus on identifying prospective capital growth. The Adviser uses a bottom up approach to evaluate stocks and looks at companies one at a time to determine if a company is an attractive investment opportunity and consistent with the Portfolio's investment policies. The Portfolio is non-diversified which means that it can invest a greater portion of its assets in a small number of issuers.

The Portfolio may invest a significant portion of its assets in stocks selected for their growth potential. The Portfolio may also invest without limit in foreign securities and up to 35% of its assets in debt securities including bonds rated below investment grade ("junk bonds").


PRIMARY RISKS:


The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail starting on page 73, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:


  .  Market risk

  .  Interest rate risk

  .  Credit risk



  .  Foreign investment risk

  .  Market capitalization risk

  .  Investment style risk

In addition, because the Portfolio may invest its assets in a small number of issuers, the Portfolio is more susceptible to any single economic, political or regulatory event affecting those issuers than is a diversified portfolio.

PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

The performance shown below is the performance of the Portfolio's Class A shares, the Portfolio's oldest Class. The historical performance shown for the Portfolio's Class A shares prior to May 1, 2006 is the performance of the Portfolio's predecessor fund managed by the Adviser using the same investment objective and strategy as the Portfolio. The assets of the Capital Appreciation Fund were transferred to the Portfolio on May 1, 2006.

The bar chart below shows you the performance of the Portfolio's Class A shares for the last ten calendar years and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart.


               Year-by-Year Total Return as of 12/31 of Each Year

                                    [CHART]

  1998    1999     2000    2001    2002   2003    2004    2005    2006   2007
------  ------  ------  -------  -------  -------  ------ ------ ------ ------
61.63%  53.52%  -21.88%  -26.09%  -25.09%  24.91% 19.53% 18.19%   3.08% 30.46%

High Quarter 4th - 1999 +34.85%
Low Quarter: 1st - 2001 -20.81%


The table below compares the Portfolio's Class A, Class B and Class E shares' average annual compounded total returns for the 1-, 5- and 10-year periods and from inception through 12/31/07, as applicable, with the S&P 500 Index, a widely recognized unmanaged index that measures the stock performance of 500 large- and medium-sized companies and is often used to indicate the performance of the overall stock market and the Russell 1000 Growth Index, an unmanaged index that measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.



            Average Annual Total Return as of 12/31/07
-------------------------------------------------------------------
                                                  Since   Inception
                          1 Year 5 Year 10 Year Inception   Date
------------------------- ------ ------ ------- --------- ---------
Class A                   30.46% 18.87%  9.80%       --         --
Class B                      --     --     --     22.21%   4/28/07
Class E                      --     --     --     22.30%   4/28/07
S&P 500 Index              5.49% 12.83%  5.91%       --
Russell 1000 Growth Index 11.81% 12.10%  3.83%       --





 PORTFOLIO MANAGEMENT:


..  Janus Capital Management LLC see page 98

..  For financial highlights see page 122

FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2007 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)



                                          Class A Class B Class E
-----------------------------------------------------------------
Management Fee                             0.65%   0.65%   0.65%
-----------------------------------------------------------------
12b-1 Fees                                 None    0.25%   0.15%
-----------------------------------------------------------------
Other Expenses                             0.05%   0.06%   0.06%
-----------------------------------------------------------------
Total Annual Portfolio Operating Expenses  0.70%   0.96%   0.86%
-----------------------------------------------------------------



EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES



         Class A  Class B  Class E
-----------------------------------
1 Year   $     72 $     98 $     88
-----------------------------------
3 Years  $    225 $    307 $    275
-----------------------------------
5 Years  $    391 $    533 $    479
-----------------------------------
10 Years $    873 $  1,182 $  1,064
-----------------------------------

                           LAZARD MID CAP PORTFOLIO


INVESTMENT OBJECTIVE:

Long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGY:


The Portfolio seeks to meet its objective by investing, normally, at least 80% of its net assets in equity securities, including convertible securities, of mid-cap companies. In complying with this 80% investment requirement, the Portfolio's investments may include synthetic instruments. Synthetic instruments are investments that have economic characteristics similar to the Portfolio's direct investments, and may include warrants, futures, options, exchange-traded funds and American Depositary Receipts. The Portfolio considers a company to be a mid-cap company if it has a market capitalization, at the time of purchase, within the range of the largest and smallest capitalized companies included in the Russell Midcap Index during the most recent 11-month period (based on month-end data) plus the most recent data during the current month.

The Portfolio may invest up to 20% of its net assets in equity securities of companies in other market capitalization ranges and in investment grade debt securities. The Portfolio may also invest up to 25% of its total assets in foreign securities. For risk management purposes, the Portfolio may hold a portion of its assets in cash or cash equivalents, including money market instruments.

In selecting investments, the portfolio managers seek to identify those companies that are, in their view, undervalued relative to current or projected earnings, or the current market value of assets owned by the company. The primary emphasis of the portfolio managers' search for undervalued equity securities is in four categories: (1) out-of-favor cyclical growth companies;
(2) established growth companies that are undervalued compared to historical relative valuation parameters; (3) companies where there is early but tangible evidence of improving prospects which are not yet reflected in the value of the companies' equity securities; and (4) companies whose equity securities are selling at prices that do not yet reflect the current market value of their assets.


PRIMARY RISKS:


The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail starting on page 73, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:


  .  Market risk

  .  Foreign investment risk

  .  Market capitalization risk

  .  Investment style risk

The Portfolio's investments in derivatives can significantly increase the Portfolio's exposure to market risk or credit risk of the counterparty. Derivatives can also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the relevant assets, rates and indices.

 PORTFOLIO MANAGEMENT:


..  Lazard Asset Management LLC see page 98

..  For financial highlights see page 125



PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.




The bar chart below shows you the performance of the Portfolio's Class B shares, the Portfolio's oldest Class, for each full calendar year since its inception and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart. Effective December 19, 2005, Lazard Asset Management LLC became the Portfolio's Adviser. Investment performance information prior to that date is attributable to the Portfolio's former investment adviser.

               Year-by-Year Total Return as of 12/31 of Each Year

                                    [CHART]

                    02       03      04      05      06      07
                  -------  ------  ------  ------  ------  ------
                  -10.82%  26.03%  14.32%   8.06%  14.67%  -2.71%

                      High Quarter: 2nd - 2003 +15.66%
                      Low Quarter:  3rd - 2002 -14.33%



The table below compares the Portfolio's Class A, Class B and Class E shares' average annual compounded total returns for the 1- and 5-year periods and from inception through 12/31/07 with the Russell Midcap Index. The Russell Midcap Index measures the performance of the 800 companies in the Russell 1000 Index with the lowest market capitalization. These companies are considered representative of medium-sized companies. The median market capitalization was approximately $3.99 billion as of January 31, 2008. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.



      Average Annual Total Return as of 12/31/07
---------------------------------------------------------------
                                               Since   Inception
                          1 Year     5 Years Inception   Date
  --------------------    ---------- ------- --------- ---------
Class A                   -2.47%      11.96%    7.91%    1/2/02
Class B                   -2.71%      11.72%    9.01%   10/9/01
Class E                   -2.64%      11.82%    7.09%    4/1/02
Russell Midcap Index       5.60%      18.21%   14.00%*
* Index performance is from 10/1/01.

For information on Lazard Asset Management LLC's prior performance with a comparable fund, see page 99.

FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2007 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)



                                           Class A Class B Class E
------------------------------------------------------------------
Management Fee                              0.69%   0.69%   0.69%
------------------------------------------------------------------
12b-1 Fees                                  None    0.25%   0.15%
------------------------------------------------------------------
Other Expenses                              0.07%   0.06%   0.06%
------------------------------------------------------------------
Total Annual Portfolio Operating Expenses*  0.76%   1.00%   0.90%
------------------------------------------------------------------



        * The Manager and the Trust have entered into an Expense Limitation Agreement whereby the total Annual Portfolio Operating Expenses for the Class A, Class B and Class E shares of the Portfolio will not exceed 0.80%, 1.05% and 0.95%, respectively, for the period ended April 30, 2009 and in any year in which the Agreement is in effect. Under certain circumstances, any fees waived or expenses reimbursed by the Manager may, with the approval of the Trust's Board of Trustees, be repaid to the Manager.

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same and that all expense limitations remain in effect only for the period ended April 30, 2009. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES



         Class A  Class B  Class E
-----------------------------------
1 Year   $     78 $    103 $     92
-----------------------------------
3 Years  $    244 $    320 $    288
-----------------------------------
5 Years  $    424 $    555 $    500
-----------------------------------
10 Years $    945 $  1,229 $  1,112
-----------------------------------

                     LORD ABBETT BOND DEBENTURE PORTFOLIO

INVESTMENT OBJECTIVE:

High current income and the opportunity for capital appreciation to produce a high total return.

PRINCIPAL INVESTMENT STRATEGY:


To pursue its goal, the Portfolio, under normal circumstances, will invest at least 80% of its net assets, in bonds, debentures and other fixed income securities. The Portfolio allocates its assets principally among fixed income securities in four market sectors: U.S. investment grade securities, U.S. high yield securities, foreign securities (including emerging market securities) and convertible securities. These securities may include: all types of bonds, debentures, mortgage-related and other asset-backed securities, high-yield and investment grade debt securities, U.S. Government securities, equity-related securities such as convertibles and debt securities with warrants and emerging market debt securities. Under normal circumstances, the Portfolio invests in each of the four sectors described above. However, the Portfolio may invest substantially all of its assets in any one sector at any time, subject to the limitation that at least 20% of the Portfolio's net assets must be invested in any combination of investment grade debt securities, U.S. Government securities and cash equivalents. The Portfolio may invest up to 15% of its assets in credit default swaps. The Portfolio may invest up to 20% of its net assets in equity securities, including common stocks, preferred stocks, convertible preferred stocks, warrants and similar instruments. The Portfolio may invest up to 20% of its net assets in foreign securities.

The Adviser will actively manage the Portfolio and seek unusual values, particularly in lower-rated debt securities, some of which are convertible into common stocks or have warrants attached to purchase common stocks. In selecting lower-rated bonds for investment, the Adviser does not rely upon ratings, which evaluate only the safety of principal and interest, not market value risk, and which, furthermore, may not accurately reflect an issuer's current financial condition. The Portfolio does not have any minimum rating criteria for its investments in bonds and some issuers may default as to principal and/or interest payments subsequent to the purchase of their securities. Through portfolio diversification, good credit analysis and attention to current developments and trends in interest rates and economic conditions, the Adviser believes that investment risk may be reduced, although there is no assurance that losses will not occur.

The Portfolio normally invests in long-term debt securities when the Adviser believes that interest rates in the long run will decline and prices of such securities generally will be high. When the Adviser believes that long-term interest rates will rise, it may shift the Portfolio into short-term debt. Under normal circumstances, the average duration of the Portfolio's debt securities will be between 3 and 7 years with an average maturity of 5 to 12 years.

Capital appreciation may be obtained by investing in:

  .  debt securities when the trend of interest rates is expected to be down

  . convertible debt securities or debt securities with warrants attached entitling the holder to purchase common stock

  . debt securities of issuers in financial difficulties when, in the view of the Adviser, the problems giving rise to such difficulties can be successfully resolved, with a consequent improvement in the credit standing of the issuers (such investments involve corresponding risks that interest and principal payments may not be made if such difficulties are not resolved)

  .  equity securities

The Portfolio may invest up to 20% of its net assets, at market value, in debt and equity securities primarily traded in foreign countries.

The Portfolio may hold or sell any property or securities which it may obtain through the exercise of conversion rights or warrants or as a result of any reorganization, recapitalization or liquidation proceedings for any issuer of securities owned by it. In no event will the Portfolio voluntarily purchase any securities other than debt securities, if, at the time of such purchase or acquisition, the value of the property and securities, other than debt securities, in the Portfolio is greater than 20% of the value of its net assets.

PRIMARY RISKS:


The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail starting on page 73, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:


  .  Market risk

  .  Interest rate risk

  .  Credit risk

  .  High yield debt security risk

  .  Foreign investment risk

  .  Market capitalization risk

  .  Investment style risk

The use of credit default transactions is a highly specialized activity that involves investment techniques and risks that are different from those associated with ordinary portfolio securities transactions. If the Adviser is incorrect in its forecasts of the interest rates, currency exchange rates or market values or its assessments of the credit risks, relevant to these transactions that it enters, the investment performance of the Portfolio may be less favorable than it would have been if the Portfolio had not entered into them.

Because these arrangements are bi-lateral agreements between the Portfolio and its counterparty, each party is exposed to the risk of default by the other. In addition, they may involve a small investment of cash compared to the risk assumed with the result that small changes may produce disproportionate and substantial gains or losses to the Portfolio. However, the Portfolio's obligations under swap agreements generally are collateralized by cash or government securities based on the amount by which the value of the payments that the Portfolio is required to pay exceed the value of the payments that its counterparty is required to make. The Portfolio segregates liquid assets equal to any difference between that excess and the amount of

 PORTFOLIO MANAGEMENT:


..  Lord, Abbett & Co. LLC see page 100

..  For financial highlights see page 128


collateral that they are required to provide. Conversely, the Portfolio requires their counterparties to provide collateral on a comparable basis except in those instances in which the Adviser is satisfied with the claims paying ability of the counterparty without such collateral.

PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.




The performance shown below for the period February 12, 2001 through December 31, 2007 is the performance of the Portfolio's Class A shares, the Portfolio's oldest Class. The historical performance shown for the Portfolio's Class A shares prior to February 12, 2001 is the performance of the Portfolio's predecessor fund (Bond Debenture Portfolio, a series of Cova Series Trust, which commenced operations on May 1, 1996) managed by the Adviser using the same investment objective and strategy as the Portfolio. The assets of the predecessor fund were transferred to the Portfolio on February 12, 2001.

The bar chart below shows you the performance of the Portfolio's Class A shares for the last ten calendar years and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart.

               Year-by-Year Total Return as of 12/31 of Each Year

                                    [CHART]


  98      99      00      01      02      03      04     05     06      07
------  ------  ------  ------  ------  ------  ------  -----  -----  ------
6.26%   3.40%   0.87%   3.76%   -0.39%  19.52%   8.43%  1.81%  9.35%   6.85%

High Quarter:   2nd - 2003    +7.25%
Low Quarter:    3rd - 1998    -4.31%

The table below compares the Portfolio's Class A, Class B and Class E shares' average annual compounded total returns for the 1-, 5- and 10-year periods through 12/31/07, as applicable, with the Credit Suisse First Boston High Yield Index, the Lehman Brothers Aggregate Bond Index, the Merrill Lynch High Yield Master II Constrained Index and a Hybrid Index. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.

The Credit Suisse First Boston High Yield Index is a market-weighted index that includes publicly traded bonds rated below BBB by S&P and Baa by Moody's. The Lehman Brothers Aggregate Bond Index is a widely recognized unmanaged index which is a broad measure of the taxable bonds in the U.S. market, with maturities of at least one year. The Merrill Lynch High Yield Master II Constrained Index is a market value-weighted index of all domestic and Yankee high-yield bonds, including deferred interest bonds and payment-in-kind securities. Issues included in the Index have maturities of one year or more and have a credit rating lower than BBB-/Baa3, but are not in default. The Hybrid Index consists of 60% Merrill Lynch High Yield Master II Constrained Index, 20% Lehman Brothers Aggregate Bond Index and 20% Merrill Lynch All Convertible Index. (The Merrill Lynch All Convertible Index is an unmanaged market-capitalization weighted index of domestic corporate convertible securities.)

Effective April 30, 2007, the Lehman Brothers Aggregate Bond Index replaced the Credit Suisse First Boston High Yield Index as the primary benchmark of the Portfolio and the Merrill Lynch High Yield Master II Constrained Index and the Hybrid Index became secondary benchmarks of the Portfolio.



                Average Annual Total Return as of 12/31/07
-------------------------------------------------------------------------
                                                     1 Year 5 Year 10 Year
---------------------------------------------------- ------ ------ -------
Class A                                               6.85%  9.04%  5.85%
Class B                                               6.55%  8.75%    --
Class E                                               6.73%  8.87%    --
Credit Suisse First Boston High Yield Index           2.66% 10.97%  6.10%
Lehman Brothers Aggregate Bond Index                  6.96%  4.42%  5.97%
Merrill Lynch High Yield Master II Constrained Index  2.19% 10.76%  5.51%
Hybrid Index                                          3.40%  9.39%  6.00%



FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2007 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)



                                          Class A Class B Class E
-----------------------------------------------------------------
Management Fee                             0.49%   0.49%   0.49%
-----------------------------------------------------------------
12b-1 Fees                                 None    0.25%   0.15%
-----------------------------------------------------------------
Other Expenses                             0.05%   0.04%   0.04%
-----------------------------------------------------------------
Total Annual Portfolio Operating Expenses  0.54%   0.78%   0.68%
-----------------------------------------------------------------



EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES



         Class A Class B Class E
--------------------------------
1 Year    $ 55    $ 80    $ 70
--------------------------------
3 Years   $174    $250    $218
--------------------------------
5 Years   $302    $435    $380
--------------------------------
10 Years  $678    $969    $849
--------------------------------

                    MFS(R) RESEARCH INTERNATIONAL PORTFOLIO

INVESTMENT OBJECTIVE:

Capital appreciation.

PRINCIPAL INVESTMENT STRATEGY:


The Portfolio normally invests its assets primarily in foreign equity securities, including emerging market equity securities.

The Portfolio may invest a relatively high percentage of its assets in a single country, a small number of countries, or a particular geographic region.

In selecting investments for the Portfolio, the Portfolio's Adviser is not constrained to any particular investment style. The Portfolio's Adviser may invest the Portfolio's assets in the stocks of companies it believes to have above average earnings growth potential compared to other companies (growth companies), in the stocks of companies it believes are undervalued compared to their perceived worth (value companies), or in a combination of growth and value companies.

The Portfolio may invest in companies of any size.

A team of investment research analysts selects investments for the Portfolio. The Portfolio's Adviser allocates the Portfolio's assets to analysts by broad market sectors. The Adviser uses a bottom-up approach in buying and selling investments for the Portfolio.

Investments are selected primarily based on fundamental analysis of issuers and their potential in light of their current financial condition and industry position, and market, economic, political, and regulatory conditions. Factors considered may include analysis of earnings, cash flows, competitive position, and management ability. Quantitative analysis of these and other factors may also be considered.


PRIMARY RISKS:


The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail starting on page 73, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:


  .  Market risk

  .  Foreign investment risk

  .  Market capitalization risk

  .  Investment style risk


The Portfolio may invest a substantial amount of its assets in issuers located in a single country, a limited number of countries, or a particular geographic region. If the Portfolio focuses its investments in this manner, it assumes the risk that economic, political and social conditions in those countries or regions will have a significant impact on its investment performance.

 PORTFOLIO MANAGEMENT:


..  Massachusetts Financial Services Company see page 100

..  For financial highlights see page 131



In addition, investments in emerging markets include all of the risks of investments in foreign securities and are subject to severe price declines. The economic and political structures of developing nations, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity. Such countries may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners and economics based on only a few industries. For these reasons, all of the risks of investing in foreign securities are heightened by investing in emerging markets countries. The markets of developing countries have been more volatile than the markets of developed countries with more mature economies. These markets often have provided significantly higher or lower rates of return than developed markets, and significantly greater risks, to investors.

PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.




The bar chart below shows you the performance of the Portfolio's Class B shares, the Portfolio's oldest Class, for each full calendar year since its inception and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart.

               Year-by-Year Total Return as of 12/31 of Each Year

                                    [CHART]


   02     03       04      05       06       07
-------  ------  ------  ------   ------   ------
-11.80%  32.04%  19.56%  16.42%   26.56%   13.29%

High Quarter: 4th - 2003 +15.97%
Low Quarter:  3rd - 2002 -14.58%


The table below compares the Portfolio's Class A, Class B and Class E shares' average annual compounded total returns for the 1- and 5-year periods and from inception through 12/31/07 with the Morgan Stanley Capital International Europe, Australia and Far East ("MSCI EAFE") Index, a widely recognized unmanaged index which is an aggregate of 15 individual country indices that collectively represent many of the major markets of the world, and the MSCI ACWI (All Country World Index), a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. As of June 2007 the MSCI ACWI consisted of 48 country indices comprising 23 developed and 25 emerging market country indices. The developed market country indices included are: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States. The emerging market country indices included are: Argentina, Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Israel, Jordan, Korea, Malaysia, Mexico, Morocco, Pakistan, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand, and Turkey. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.



       Average Annual Total Return as of 12/31/07
---------------------------------------------------------
                                        Since   Inception
                       1 Year 5 Years Inception   Date
---------------------- ------ ------- --------- ---------
Class A                13.60%  21.65%   11.74%    5/1/01
Class B                13.29%  21.39%   10.37%   2/12/01
Class E                13.38%  21.49%   15.54%  10/31/01
MSCI EAFE Index        11.63%  22.08%    8.90%*
MSCI All Country World
 (Ex.-U.S.) Index      17.12%  24.52%   10.75%*
* Index performance is from 2/1/01.





FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2007 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)



                                          Class A Class B Class E
-----------------------------------------------------------------
Management Fee                             0.70%   0.70%   0.70%
-----------------------------------------------------------------
12b-1 Fees                                 None    0.25%   0.15%
-----------------------------------------------------------------
Other Expenses                             0.09%   0.09%   0.09%
-----------------------------------------------------------------
Total Annual Portfolio Operating Expenses  0.79%   1.04%   0.94%
-----------------------------------------------------------------



EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES



         Class A  Class B  Class E
-----------------------------------
1 Year   $     81 $    107 $     96
-----------------------------------
3 Years  $    253 $    333 $    301
-----------------------------------
5 Years  $    440 $    577 $    522
-----------------------------------
10 Years $    981 $  1,276 $  1,159
-----------------------------------

                  OPPENHEIMER CAPITAL APPRECIATION PORTFOLIO

INVESTMENT OBJECTIVE:

Capital appreciation.

PRINCIPAL INVESTMENT STRATEGY:


The Portfolio invests mainly in common stocks of "growth companies". These may be newer companies or established companies of any capitalization range that the Adviser believes may appreciate in value over the long term. The Portfolio currently focuses mainly on mid-cap and large-cap domestic companies. The Portfolio may also purchase the securities of foreign issuers.

In deciding what securities to buy or sell, the Portfolio's Adviser looks for growth companies that are believed to have reasonably priced stock in relation to overall stock market valuations. The Adviser focuses on factors that may vary in particular cases and over time in seeking broad diversification of the Portfolio's investments among industries and market sectors. Currently, the Adviser looks for:

  .  Companies with above-average growth potential

  .  Stocks with reasonable valuations relative to their growth potential

  .  Growth rates that the Adviser believes are sustainable over time


PRIMARY RISKS:


The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail starting on page 73, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:


  .  Market risk

  .  Foreign investment risk

  .  Market capitalization risk

  .  Investment style risk


In addition, investments in emerging markets include all of the risks of investments in foreign securities and are subject to severe price declines. The economic and political structures of developing nations, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity. Such countries may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners and economies based on only a few industries. For these reasons, all of the risks of investing in foreign securities are heightened by investing in emerging markets countries. The markets of developing countries have been more volatile than the markets of developed countries with more mature economies. These markets often have provided significantly higher or lower rates of return than developed markets, and significantly greater risks, to investors.

 PORTFOLIO MANAGEMENT:


..  OppenheimerFunds, Inc. see page 101

..  For financial highlights see page 134



PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.




The bar chart below shows you the performance of the Portfolio's Class B shares, the Portfolio's oldest Class, for each full calendar year since its inception and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart.

Year-by-Year Total Return as of 12/31 of Each Year

                                    [CHART]

  02        03       04       05       06        07
-------   ------   ------   ------   ------    ------
-24.73%   28.53%    6.40%    4.71%    7.62%    14.29%

High Quarter: 2nd-2003  +14.54%
Low Quarter:  2nd-2002  -15.52%


The table below compares the Portfolio's Class A, Class B and Class E shares' average annual compounded total returns for the 1- and 5-year periods, as applicable, and from inception through 12/31/07 with the S&P 500 Index and the Russell 1000 Growth Index. The S&P 500 Index is a widely recognized unmanaged index that measures the stock performance of 500 large- and medium-sized companies and is often used to indicate the performance of the overall stock market. The Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.



             Average Annual Total Return as of 12/31/07
---------------------------------------------------------------------
                                                    Since   Inception
                                    1 Year 5 Year Inception   Date
----------------------------------- ------ ------ --------- ---------
Class A                             14.45% 12.22%    5.06%    1/2/02
Class B                             14.29% 11.99%    1.88%   2/12/01
Class E                             14.48%    --    12.08%    5/1/05
S&P 500 Index                        5.49% 12.83%    2.82%*
Russell 1000 Growth Index           11.81% 12.10%   -0.73%*
* Index performance is from 2/1/01.

FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2007 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)



                                                   Class A Class B Class E
     ---------------------------------------------------------------------
     Management Fee                                 0.58%   0.58%   0.58%
     ---------------------------------------------------------------------
     12b-1 Fees                                     None    0.25%   0.15%
     ---------------------------------------------------------------------
     Other Expenses                                 0.04%   0.06%   0.07%
     ---------------------------------------------------------------------
     Total Annual Portfolio Operating Expenses*     0.62%   0.89%   0.80%
     ---------------------------------------------------------------------



        * The Manager and the Trust have entered into an Expense Limitation Agreement whereby the total Annual Portfolio Operating Expenses for the Class A, B and E shares of the Portfolio will not exceed 0.75%, 1.00% and 0.90%, respectively, for the period ended April 30, 2009 and in any year in which the Agreement is in effect. Under certain circumstances, any fees waived or expenses reimbursed by the Manager may, with the approval of the Trust's Board of Trustees, be repaid to the Manager.

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same and that all expense limitations remain in effect only for the period ended April 30, 2009. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES



                                        Class A  Class B  Class E
              ----------------------------------------------------
              1 Year                    $     64 $     91 $     82
              ----------------------------------------------------
              3 Years                   $    199 $    285 $    256
              ----------------------------------------------------
              5 Years                   $    347 $    495 $    446
              ----------------------------------------------------
              10 Years                  $    776 $  1,100 $    993
              ----------------------------------------------------

                   PIMCO INFLATION PROTECTED BOND PORTFOLIO

INVESTMENT OBJECTIVE:

Maximum real return, consistent with preservation of capital and prudent investment management.

PRINCIPAL INVESTMENT STRATEGY:


The Portfolio seeks to achieve its investment objective by investing under normal circumstances at least 80% of its net assets in inflation-indexed bonds of varying maturities issued by the U.S. and non-U.S. governments, their agencies or instrumentalities, and corporations (either through cash market purchases, forward commitments or derivative instruments). Inflation-indexed bonds are fixed income securities that are structured to provide protection against inflation. The value of the bond's principal or the interest income paid on the bond is adjusted to track changes in an official inflation measure. Inflation-indexed bonds issued by a foreign government are generally adjusted to reflect a comparable inflation index, calculated by that government. The average portfolio duration of the Portfolio normally will vary within (plus or minus) three years of the duration of the Lehman Brothers Global Real: U.S. TIPS Bond Index.

Principal investments may include inflation-indexed bonds and other fixed income securities issued by the U.S. government or its subdivisions, agencies or government-sponsored enterprises, non-U.S. governments or their subdivisions, agencies or government-sponsored enterprises, and U.S. and foreign companies including mortgage-related securities, stripped mortgage-related securities; corporate bonds and notes; asset-backed securities; money market instruments; structured notes such as hybrid or "indexed" securities and event-linked bonds; loan participations and assignments; delayed funding loans; revolving credit facilities; debt securities issued by states or local governments and their agencies, authorities and other government-sponsored enterprises; and obligations of international agencies or supranational entities. The Portfolio also may invest up to 30% of its total assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar denominated securities of foreign issuers. The Portfolio may invest up to 10% of its total assets in securities and instruments that are economically tied to emerging market countries. Foreign currency exposure (from non-U.S. dollar denominated securities or currencies) normally will be limited to 20% of the Portfolio's total assets.

The Portfolio may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities. The Portfolio may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques such (such as buy backs or dollar rolls). In addition, the Portfolio may engage in forward commitments, when issued and delayed delivery securities transactions.


PRIMARY RISKS:


The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail starting on page 73, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:


  .  Market risk

  .  Interest rate risk

  .  Credit risk

  .  Foreign investment risk

  .  High yield debt security risk

Mortgage-related securities may be issued or guaranteed by the U.S. Government, its agencies or instrumentalities or may be issued by private issuers and as such are not guaranteed by the U.S. Government, its agencies or instrumentalities. Like other debt securities, changes in interest rates generally affect the value of a mortgage-backed security. Additionally, some mortgage-backed securities may be structured so that they may be particularly sensitive to interest rates.

Investments in mortgage-related securities are also subject to special risks of prepayment. Prepayment risk occurs when the issuer of a security can prepay the principal prior to the security's maturity. Securities subject to prepayment risk, including the collateralized mortgage-obligations and other mortgage-related securities that the Portfolio can buy, generally offer less potential for gains when prevailing interest rates decline, and have greater potential for loss when interest rates rise depending upon the coupon of the underlying securities. The impact of prepayments on the price of a security may be difficult to predict and may increase the volatility of the price. In addition, early repayment of mortgages underlying these securities may expose the Portfolio to a lower rate of return when it reinvests the principal. Further, the Portfolio may buy mortgage-related securities at a premium. Accelerated prepayments on those securities could cause the Portfolio to lose a portion of its principal investment represented by the premium the Portfolio paid.

If interest rates rise rapidly, prepayments may occur at slower rates than expected, which could have the effect of lengthening the expected maturity of a short- or medium-term security. That could cause its value to fluctuate more widely in response to changes in interest rates. In turn, this could cause the value of the Portfolio's shares to fluctuate more.

In addition, investments in emerging markets include all of the risks of investments in foreign securities and are subject to severe price declines. The economic and political structures of developing nations, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity. Such countries may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners and economies based on only a few industries. For these reasons, all of the risks of investing in foreign securities are heightened by investing in emerging markets countries. The markets of developing countries have been more volatile than the markets of developed countries with more mature economies. These markets often have provided significantly higher or lower rates of return than developed markets, and significantly greater risks, to investors.

Non-mortgage asset-backed securities are not issued or guaranteed by the U.S. Government or its agencies or government-sponsored entities. In the event of a failure of these securities or of mortgage-related securities issued by private issuers to pay interest or repay principal, the assets backing these securities such as automobiles or credit card receivables may be insufficient to support the payments on the securities.

The Portfolio's investments in derivatives can significantly increase the Portfolio's exposure to market risk or credit risk of the counterparty. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the relevant assets, rates and indices.



The use of credit default transactions is a highly specialized activity that involves investment techniques and risks that are different from those associated with ordinary portfolio securities transactions. If the Adviser is incorrect in its forecasts of the interest rates, currency exchange rates or market values or its assessments of the credit risks, relevant to these transactions that it enters, the investment performance of the Portfolio may be less favorable than it would have been if the Portfolio had not entered into them.

Because these arrangements are bi-lateral agreements between the Portfolio and its counterparty, each party is exposed to the risk of default by the other. In addition, they may involve a small investment of cash compared to the risk assumed with the result that small changes may produce disproportionate and substantial gains or losses to the Portfolio. However, the Portfolio's obligations under swap agreements generally are collateralized by cash or government securities based on the amount by which the value of the payments that the Portfolio is required to pay exceed the value of the payments that its counterparty is required to make. The Portfolio segregates liquid assets equal to any difference between that excess and the amount of collateral that they are required to provide. Conversely, the Portfolio requires their counterparties to provide collateral on a comparable basis except in those instances in which the Adviser is satisfied with the claims paying ability of the counterparty without such collateral.

PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

The bar chart below shows you the performance of the Portfolio's Class B shares for each full calendar year since its inception and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart.

               Year-by-Year Total Return as of 12/31 of Each Year

                                    [CHART]

                       04        05        06       07
                      -----     -----    ------   -----
                      8.99%     1.39%     0.39%   10.80%

High Quarter:   1st - 2004    +5.93%
Low Quarter:    2nd - 2004    -3.03%




The table below compares the Portfolio's Class A, Class B and Class E shares' average annual compounded total returns for the 1-year period and from inception through 12/31/07 with the Lehman Brothers Global Real: U.S. TIPS Bond Index, an unmanaged market index which is made up specifically of U.S. Treasury Inflation Linked Securities. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.



      Average Annual Total Return as of 12/31/07
-------------------------------------------------------
                                      Since   Inception
                             1 Year Inception   Date
---------------------------- ------ --------- ---------
Class A                      11.08%   5.94%    5/1/03
Class B                      10.80%   5.69%    5/1/03
Class E                      10.93%   7.49%    5/1/06
Lehman Brothers Global Real:
 U.S. TIPS Bond Index        11.63%   6.15%*
* Index performance is from 4/30/03.





FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2007 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.



 PORTFOLIO MANAGEMENT:


..  Pacific Investment Management Company LLC see page 101

..  For financial highlights see page 137

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)



                                          Class A Class B Class E
-----------------------------------------------------------------
Management Fee                             0.50%   0.50%   0.50%
-----------------------------------------------------------------
12b-1 Fees                                 None    0.25%   0.15%
-----------------------------------------------------------------
Other Expenses                             0.05%   0.05%   0.06%
-----------------------------------------------------------------
Total Annual Portfolio Operating Expenses  0.55%   0.80%   0.71%
-----------------------------------------------------------------





EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES



         Class A Class B Class E
--------------------------------
1 Year    $ 56    $ 82    $ 73
--------------------------------
3 Years   $177    $256    $228
--------------------------------
5 Years   $308    $446    $396
--------------------------------
10 Years  $691    $993    $885
--------------------------------

                         PIMCO TOTAL RETURN PORTFOLIO

INVESTMENT OBJECTIVE:

Maximum total return, consistent with the preservation of capital and prudent investment management.

PRINCIPAL INVESTMENT STRATEGY:


The Portfolio seeks to achieve its investment objective by investing under normal circumstances at least 65% of its net assets in a diversified portfolio of fixed income instruments of varying maturities. The average portfolio duration of the Portfolio normally varies within two years (plus or minus) of the duration of the Lehman Brothers Aggregate Bond Index.

Principal investments include fixed income securities issued by the U.S. government, its subdivisions, agencies or government-sponsored enterprises, or derivatives on them or related indices; mortgage related securities, including stripped mortgage-related securities; corporate bonds and notes and asset-backed securities; commercial paper and other money market instruments; and fixed income securities issued by foreign governments or their subdivisions, agencies and other government-sponsored enterprises and companies that are denominated in U.S. dollars or foreign currencies, some of which may be issued by governments in emerging market countries; other fixed income securities including structured notes such as hybrid or "indexed" securities and event-linked bonds; loan participations and assignments; delayed funding loans; revolving credit facilities; debt securities issued by states or local governments and their agencies, authorities and other government-sponsored enterprises; and obligations of international agencies or supranational entities. The Portfolio may invest up to 30% of its total assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. The Portfolio may invest up to 15% of its total assets in securities and instruments that are economically tied to emerging market countries. Foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) normally will be limited to 20% of the Portfolio's total assets.

The Portfolio may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities. In addition, the Portfolio may engage in forward commitments, when-issued and delayed delivery securities transactions. The Portfolio may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The "total return" sought by the Portfolio consists of income earned on the Portfolio's investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security.


PRIMARY RISKS:


The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail starting on page 73, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:


  .  Market risk

  .  Interest rate risk

  .  Credit risk

  .  Foreign investment risk

  .  High yield debt security risk

Mortgage-related securities may be issued or guaranteed by the U.S. Government, its agencies or instrumentalities or may be issued by private issuers and as such are not guaranteed by the U.S. Government, its agencies or instrumentalities. Like other debt securities, changes in interest rates generally affect the value of a mortgage-backed security. Additionally, some mortgage-backed securities may be structured so that they may be particularly sensitive to interest rates.

Investments in mortgage-related securities are also subject to special risks of prepayment. Prepayment risk occurs when the issuer of a security can prepay the principal prior to the security's maturity. Securities subject to prepayment risk, including the collateralized mortgage obligations and other mortgage-related securities that the Portfolio can buy, generally offer less potential for gains when prevailing interest rates decline, and have greater potential for loss when interest rates rise depending upon the coupon of the underlying securities. The impact of prepayments on the price of a security may be difficult to predict and may increase the volatility of the price. In addition, early repayment of mortgages underlying these securities may expose the Portfolio to a lower rate of return when it reinvests the principal. Further, the Portfolio may buy mortgage-related securities at a premium. Accelerated prepayments on those securities could cause the Portfolio to lose a portion of its principal investment represented by the premium the Portfolio paid.

If interest rates rise rapidly, prepayments may occur at slower rates than expected, which could have the effect of lengthening the expected maturity of a short- or medium-term security. That could cause its value to fluctuate more widely in response to changes in interest rates. In turn, this could cause the value of the Portfolio's shares to fluctuate more.

Non-mortgage asset-backed securities are not issued or guaranteed by the U.S. Government or its agencies or government-sponsored entities. In the event of a failure of these securities or of mortgage-related securities issued by private issuers to pay interest or repay principal, the assets backing these securities such as automobiles or credit card receivables may be insufficient to support the payments on the securities.

In addition, investments in emerging markets include all of the risks of investments in foreign securities and are subject to severe price declines. The economic and political structures of developing nations, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity. Such countries may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners and economies based on only a few industries. For these reasons, all of the risks of investing in foreign securities are heightened by investing in emerging market countries. The markets of developing countries have been more volatile than the markets of developed countries with more mature economies. These markets often have provided significantly higher or lower rates of return than developed markets, and significantly greater risks, to investors.

The Portfolio's investments in derivatives can significantly increase the Portfolio's exposure to market risk or credit risk of the counterparty. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the relevant assets, rates and indices.

The use of credit default transactions is a highly specialized activity that involves investment techniques and risks that are different from those associated with ordinary portfolio securities transactions. If the Adviser is incorrect in its forecasts of the interest rates, currency exchange rates or market values or its assessments of the credit risks, relevant to these transactions that it enters, the investment performance of the Portfolio may be less favorable than it would have been if the Portfolio had not entered into them.

Because these arrangements are bi-lateral agreements between the Portfolio and its counterparty, each party is exposed to the risk of default by the other. In addition, they may involve a small investment of cash compared to the risk assumed with the result that small changes may produce disproportionate and substantial gains or losses to the Portfolio. However, the Portfolio's obligations under swap agreements generally are collateralized by cash or government securities based on the amount by which the value of the payments that the Portfolio is required to pay exceed the value of the payments that its counterparty is required to make. The Portfolio segregates liquid assets equal to any difference between that excess and the amount of collateral that they are required to provide. Conversely, the Portfolio requires their counterparties to provide collateral on a comparable basis except in those instances in which the Adviser is satisfied with the claims paying ability of the counterparty without such collateral.

PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

 PORTFOLIO MANAGEMENT:


..  Pacific Investment Management Company LLC see page 101

..  For financial highlights see page 140






The bar chart below shows you the performance of the Portfolio's Class B shares, the Portfolio's oldest Class, for each full calendar year since its inception and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart.

               Year-by-Year Total Return as of 12/31 of Each Year

                                    [CHART]


  02      03     04     05      06     07
------  ------  -----  -----  -----  -----
 9.29%   4.31%  4.98%  2.25%  4.52%  7.56%

 High Quarter:   3rd - 2007    +4.15%
 Low Quarter:    2nd - 2004    -2.03%


The table below compares the Portfolio's Class A, Class B and Class E shares' average annual compounded total returns for the 1- and 5-year periods and from inception through 12/31/07 with the Lehman Brothers Aggregate Bond Index, a widely recognized unmanaged index which is a broad measure of the taxable bonds in the U.S. market, with maturities of at least one year. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.



      Average Annual Total Return as of 12/31/07
-------------------------------------------------------
                                       Since   Inception
                       1 Year 5 Year Inception   Date
---------------------  ------ ------ --------- ---------
Class A                 7.85%  4.96%   6.15%     5/1/01
Class B                 7.56%  4.71%   5.73%    2/12/01
Class E                 7.63%  4.81%   5.10%   10/31/01
Lehman Brothers
 Aggregate Bond Index   6.96%  4.42%   5.63%*
* Index performance is from 1/31/01.



FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2007, as adjusted to assume that current contractual fees and expenses were in effect for all of 2007, and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)



                                          Class A Class B Class E
-----------------------------------------------------------------
Management Fee                             0.48%   0.48%   0.48%
-----------------------------------------------------------------
12b-1 Fees                                 None    0.25%   0.15%
-----------------------------------------------------------------
Other Expenses                             0.04%   0.04%   0.04%
-----------------------------------------------------------------
Total Annual Portfolio Operating Expenses  0.52%   0.77%   0.67%
-----------------------------------------------------------------



EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES



         Class A  Class B  Class E
-----------------------------------
1 Year   $     53 $     79 $     69
-----------------------------------
3 Years  $    167 $    247 $    215
-----------------------------------
5 Years  $    291 $    429 $    374
-----------------------------------
10 Years $    654 $    957 $    837
-----------------------------------

                           RCM TECHNOLOGY PORTFOLIO

INVESTMENT OBJECTIVE:

Capital appreciation; no consideration is given to income.

PRINCIPAL INVESTMENT STRATEGY:

The Portfolio seeks to achieve its investment objective by normally investing at least 80% of its assets in common stocks of companies which utilize new, creative or different, or "innovative," technologies to gain a strategic competitive advantage in their industry, as well as companies that provide and service those technologies. The Portfolio identifies its investment universe of technology-related companies primarily by reference to classifications made by independent firms, such as Standard & Poor's (for example, companies classified as "Information Technology" companies) and by identifying companies that derive a substantial portion of their revenues from the manufacture, sale, use and/or service of technological products or services. Although the Portfolio emphasizes companies which utilize technologies, it is not required to invest exclusively in companies in a particular business sector or industry.

The Adviser selects stocks for the Portfolio using a "growth" style. The Adviser seeks to identify technology-related companies with well-defined "wealth creating" characteristics, including superior earnings growth (relative to companies in the same industry or the market as a whole), high profitability and consistent, predictable earnings. In addition, through fundamental research, the Adviser seeks to identify companies that are gaining market share, have superior management and possess a sustainable competitive advantage, such as superior or innovative products, personnel and distribution systems.

The Portfolio may invest a portion of its assets in the securities of smaller capitalization companies and may invest in initial public offerings (IPOs). The Portfolio may invest up to 50% of its assets in foreign equity securities, including American Depositary Receipts, and may invest in securities of emerging market countries.

The Portfolio may utilize, primarily for risk management and hedging purposes, short sales (collateralized or uncollateralized), or other derivative instruments such as stock index futures contracts, purchase and sale of put and call options and other option strategies such as spreads and straddles.

PRIMARY RISKS:


The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail starting on page 73, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:


  .  Market risk

  .  Credit risk

  .  Foreign investment risk

  .  Market capitalization risk

  .  Investment style risk

Because the Portfolio concentrates its investments in companies which utilize innovative technologies, it is subject to risks particularly affecting those companies, such as the risks of short product cycles and rapid obsolescence of products and services, competition from new and existing companies, significant losses and/or limited earnings, security price volatility and limited operating histories.

In addition to other risks, a Portfolio that invests a substantial portion of its assets in related industries (or "sectors") may have greater risk because companies in these sectors may share common characteristics and may react similarly to market developments.

Investments in emerging markets include all of the risks of investments in foreign securities and are subject to severe price declines. The economic and political structures of developing nations, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity. Such countries may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners and economies based on only a few industries. For these reasons, all of the risks of investing in foreign securities are heightened by investing in emerging markets countries. The markets of developing countries have been more volatile than the markets of developed countries with more mature economies. These markets often have provided significantly higher or lower rates of return than developed markets, and significantly greater risks, to investors.

The Portfolio's investments in derivatives and use of short sales can significantly increase the Portfolio's exposure to market risk and credit risk of the counterparty. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the relevant assets, rates and indices.

PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

 PORTFOLIO MANAGEMENT:


..  RCM Capital Management LLC see page 101

..  For financial highlights see page 143



The bar chart below shows you the performance of the Portfolio's Class B shares, the Portfolio's oldest Class, for each full calendar year since its inception and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart. Effective January 14, 2005, RCM Capital Management LLC became the Portfolio's Adviser. Investment performance information prior to that date is attributable to the Portfolio's former investment adviser.


               Year-by-Year Total Return as of 12/31 of Each Year

                                    [CHART]


                  02       03      04      05       06       07
                ------   ------  ------  ------   ------   ------
                -50.73%  57.57%  -4.31%  11.01%    5.35%   31.52%

                      High Quarter:   2nd - 2003    +21.50%
                      Low Quarter:    3rd - 2002    -34.81%



The table below compares the Portfolio's Class A, Class B and Class E shares' average annual compounded total returns for the 1- and 5-year periods and from inception through 12/31/07 with the S&P 500 Index, a widely recognized unmanaged index that measures the stock performance of 500 large- and medium-sized companies and is often used to indicate the performance of the overall stock market, and the NASDAQ Composite Index, a market-value weighted index of all common stocks listed on NASDAQ. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.



       Average Annual Total Return as of 12/31/07
--------------------------------------------------------------
                                              Since   Inception
                           1 Year    5 Year Inception   Date
 ----------------------    --------- ------ --------- ---------
Class A                    31.67%    18.50%   -1.78%   5/01/01
Class B                    31.52%    18.32%   -4.95%   2/12/01
Class E                    31.78%    18.38%    5.03%  10/31/01
S&P 500 Index               5.49%    12.83%    2.82%*
NASDAQ Composite Index     10.81%    15.53%    0.12%*
* Index performance is from 1/31/01.

FEES AND EXPENSES:


The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2007 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE


Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)


                                           Class A Class B Class E
------------------------------------------------------------------
Management Fee                              0.88%   0.88%   0.88%
------------------------------------------------------------------
12b-1 Fees                                  None    0.25%   0.15%
------------------------------------------------------------------
Other Expenses                              0.09%   0.14%   0.15%
------------------------------------------------------------------
Total Annual Portfolio Operating Expenses*  0.97%   1.27%   1.18%
------------------------------------------------------------------



        * The Manager and the Trust have entered into an Expense Limitation Agreement whereby the total Annual Portfolio Operating Expenses for the Class A, Class B and Class E shares of the Portfolio will not exceed 1.10%, 1.35% and 1.25%, respectively, for the period ended April 30, 2009 and in any year in which the Agreement is in effect. Under certain circumstances, any fees waived or expenses reimbursed by the Manager may, with the approval of the Trust's Board of Trustees, be repaid to the Manager.


EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.


The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same and that all expense limitations remain in effect only for the period ended April 30, 2009. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.


EXAMPLE OF PORTFOLIO EXPENSES


         Class A  Class B  Class E
-----------------------------------
1 Year   $     99 $    130 $    121
-----------------------------------
3 Years  $    310 $    405 $    377
-----------------------------------
5 Years  $    539 $    701 $    652
-----------------------------------
10 Years $  1,194 $  1,541 $  1,438
-----------------------------------

                    T. ROWE PRICE MID CAP GROWTH PORTFOLIO


INVESTMENT OBJECTIVE:

Long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGY:


The Portfolio will invest, under normal market conditions, at least 80% of its net assets in a diversified portfolio of common stocks of mid-cap companies whose earnings the Adviser expects to grow at a faster rate than the average company. The Adviser defines mid-cap companies as those whose market capitalization falls within the range of either the S&P MidCap 400 Index or the Russell Midcap Growth Index. The market capitalization of the companies and the S&P and Russell indices changes over time. The Portfolio will not automatically sell or cease to purchase stock of a company it already owns because the company's market capitalization grows or falls outside this range.

In selecting investments, the Adviser generally favors companies that:

  .  have proven products or services;

  .  have a record of above-average earnings growth;

  .  have demonstrated potential to sustain earnings growth;

  .  operate in industries experiencing increasing demand; or

  .  have stock prices that appear to undervalue their growth prospects.

In pursuing the Portfolio's investment objective, the Adviser has the discretion to purchase some securities that do not meet its normal investment criteria, as described above, when it perceives an unusual opportunity for gain. These special situations might arise when the Adviser believes a security could increase in value for a variety of reasons, including a change in management, an extraordinary corporate event, or a temporary imbalance in the supply of or demand for the securities.

While most assets will be invested in U.S. common stocks, other securities may also be purchased, including foreign stocks, futures and options, in keeping with the Portfolio's objectives. Investments in futures and options, if any, are subject to additional volatility and potential losses. The Portfolio may sell securities for a variety of reasons, such as to secure gains, limit losses or redeploy assets into more promising opportunities.


PRIMARY RISKS:


The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail starting on page 73, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:


  .  Market risk

  .  Foreign investment risk

  .  Market capitalization risk

  .  Investment style risk

PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.




The bar chart below shows you the performance of the Portfolio's Class B shares, the Portfolio's oldest class, for each full calendar year since its inception and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart. Effective January 1, 2003, T. Rowe Price Associates, Inc. became the Portfolio's Adviser. Investment performance information prior to that date is attributable to the Portfolio's former investment adviser.

               Year-by-Year Total Return as of 12/31 of Each Year

                                    [CHART]

  02       03      04      05       06      07
------   ------  ------  ------   ------  ------
-44.04%  36.64%  17.82%  14.63%    6.16%  17.64%

High Quarter:   2nd - 2003    +19.34%
Low Quarter:    2nd - 2002    -30.65%


The table below compares the Portfolio's Class A, Class B and Class E shares' average annual compounded total returns for the 1- and 5-year periods and from inception through 12/31/07 with the Russell Midcap Growth Index, an unmanaged index that measures the performance of those Russell mid cap companies with higher price-to-book ratios and higher forecasted growth values. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.



         Average Annual Total Return as of 12/31/07
-------------------------------------------------------------
                                             Since   Inception
                             1 Year 5 Year Inception   Date
---------------------------  ------ ------ --------- ---------
Class A                      17.85% 18.51%   1.75%     5/1/01
Class B                      17.64% 18.17%   1.07%    2/12/01
Class E                      17.62% 18.28%   6.32%   10/31/01
Russell Midcap Growth Index  11.43% 17.90%   3.27%*
* Index performance is from 2/1/01.




 PORTFOLIO MANAGEMENT:


..  T. Rowe Price Associates, Inc. see page 101

..  For financial highlights see page 146

FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2007, and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)



                                           Class A Class B Class E
------------------------------------------------------------------
Management Fee                              0.75%   0.75%   0.75%
------------------------------------------------------------------
12b-1 Fees                                  None    0.25%   0.15%
------------------------------------------------------------------
Other Expenses                              0.05%   0.05%   0.05%
------------------------------------------------------------------
Total Annual Portfolio Operating Expenses*  0.80%   1.05%   0.95%
------------------------------------------------------------------



        * The Manager has agreed that any advisory fee waivers received from the Portfolio's Adviser commencing February 17, 2005 will be passed on to the Portfolio in the form of a voluntary fee waiver. Including the voluntary fee waiver, the management fee for the year ended December 31, 2007 was 0.73%.

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES



         Class A  Class B  Class E
-----------------------------------
1 Year   $     82 $    108 $     97
-----------------------------------
3 Years  $    256 $    336 $    304
-----------------------------------
5 Years  $    446 $    582 $    528
-----------------------------------
10 Years $    993 $  1,288 $  1,171
-----------------------------------

                        MET/TEMPLETON GROWTH PORTFOLIO

INVESTMENT OBJECTIVE:

Long-term capital growth.

PRINCIPAL INVESTMENT STRATEGY:


Under normal market conditions, the Portfolio invests primarily in the equity securities of companies with various market capitalizations located anywhere in the world, including emerging markets. Up to 100% of the Portfolio's assets may be invested in foreign countries including, without limit, in emerging markets. Common stocks, preferred stocks and convertible securities are examples of equity securities in which the Portfolio may invest. The Portfolio also invests in depositary receipts.


In addition to the Portfolio's main investments, depending upon current market conditions, the Portfolio may invest up to 25% of its total assets in debt securities of companies and governments located anywhere in the world. Bonds, notes and debentures are examples of debt securities.

The Adviser considers various factors, such as availability and cost, in deciding whether to use a particular instrument or strategy. When choosing equity investments for the Portfolio, the Adviser applies a "bottom up," value-oriented, long-term approach, focusing on the market price of a company's securities relative to the Adviser's evaluation of the company's long-term earnings, asset value and cash flow potential. The Adviser also considers a company's price/earnings ratio, price/cash flow ratio, profit margins and liquidation value.

PRIMARY RISKS:


The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail starting on page 73, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:


  .  Market risk

  .  Investment style risk

  .  Market capitalization risk

  .  Foreign investment risk

  .  Credit risk

  .  Interest rate risk

In addition, investments in emerging markets include all of the risks of investments in foreign securities and are subject to severe price declines. The economic and political structures of developing nations, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity. Such countries may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners and economies based on only a few industries. For these reasons, all of the risks of investing in foreign securities are heightened by investing in emerging markets countries. The markets of developing countries have been more

 PORTFOLIO MANAGEMENT:


..  Templeton Global Advisors Limited see page 102


volatile than the markets of developed countries with more mature economies. These markets often have provided significantly higher or lower rates of return than developed markets, and significantly greater risks, to investors.

PAST PERFORMANCE:


As of the date of this Prospectus, the Portfolio had not commenced operations. No performance information is currently available. For information on Templeton Global Advisors Limited's prior performance with a comparable fund, see page 102.


FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are estimated for the year ended December 31, 2008 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                          Class A Class B
---------------------------------------------------------
Management Fee                             0.70%   0.70%
---------------------------------------------------------
12b-1 Fees                                 None    0.25%
---------------------------------------------------------
Other Expenses                             0.34%   0.34%
---------------------------------------------------------
Total Annual Portfolio Operating Expenses
 Before Expense Waiver                     1.04%   1.29%
---------------------------------------------------------
Contractual Expense Waiver*                0.24%   0.24%
---------------------------------------------------------
Total Annual Portfolio Operating Expenses
 After Expense Waiver                      0.80%   1.05%
---------------------------------------------------------

        * The Manager and the Trust have entered into an Expense Limitation Agreement whereby the total Annual Portfolio Operating Expenses for the Class A and Class B shares of the Portfolio will not exceed 0.80% and 1.05%, respectively, for the period ended April 30, 2009 and in any year in which the Agreement is in effect. Under certain circumstances, any fees waived or expenses reimbursed by the Manager may, with the approval of the Trust's Board of Trustees, be repaid to the Manager.

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same and that all expense limitations remain in effect only for the period ended April 30, 2009. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES

        Class A  Class B
-------------------------
1 Year  $     82 $    108
-------------------------
3 Years $    308 $    388
-------------------------

                    THIRD AVENUE SMALL CAP VALUE PORTFOLIO

INVESTMENT OBJECTIVE:

Long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGY:


The Portfolio seeks to achieve its objective by investing at least 80% of its assets in a portfolio of equity securities of companies having market capitalizations within the range of capitalizations of companies in the Russell 2000 Index, the S&P SmallCap 600 Index or the Dow Jones Wilshire U.S. Small-Cap Index at the time of the investment, during the most recent 12-month period (based on month-end data). The Portfolio may continue to hold or buy additional stock in a company that exceeds this range if the stock remains attractive. The Portfolio may also invest up to 35% of its total assets in foreign securities.

The Portfolio adheres to a strict value discipline in selecting investments. The Portfolio's Adviser identifies investment opportunities through intensive research of individual companies and generally does not focus on stock market conditions and other macro factors. The Portfolio may seek investments in the securities of companies in industries that are temporarily depressed. The Portfolio follows a strategy of "buy and hold." The Portfolio will generally sell an investment only when there has been a fundamental change in the business or capital structure of the company which significantly affects the investment's inherent value or when the Adviser believes that the market value of an investment is overpriced relative to its intrinsic value.


PRIMARY RISKS:


The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail starting on page 73, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:


  .  Market risk

  .  Market capitalization risk

  .  Investment style risk

  .  Foreign investment risk


In addition, investments in emerging markets include all of the risks of investments in foreign securities and are subject to severe price declines. The economic and political structures of developing nations, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity. Such countries may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners and economies based on only a few industries. For these reasons, all of the risks of investing in foreign securities are heightened by investing in emerging markets countries. The markets of developing countries have been more volatile than the markets of developed countries with more mature economies. These markets often have provided significantly higher or lower rates of return than developed markets, and significantly greater risks, to investors.

PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.




The bar chart below shows you the performance of the Portfolio's Class B shares for each full calendar year since its inception and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart.

                                     [CHART]

        Year-by-Year Total Return as of 12/31 of Each Year

             03      04      05      06      07
           ------  ------  ------  ------  ------
           41.41%  26.50%  15.48%  13.13%  -3.02

          High Quarter:   2nd - 2003      +18.25%
          Low Quarter     4th - 2007       -5.37%


The table below compares the Portfolio's Class A and Class B shares' average annual compounded total returns for the 1- and 5-year periods and from inception through 12/31/07 with the Russell 2000 Value Index, an unmanaged index that measures the stock performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values, and the Dow Jones Wilshire U.S. Small-Cap Index, a subset of the Dow Jones Wilshire 5000. The Dow Jones Wilshire U.S. Small-Cap Index represents a float adjusted, market capitalization-weighted portfolio of the next 1,750 largest stocks--from 751 to 2,500 by market capitalization in the Dow Jones Wilshire 5000 at March 31 and September 30 of each year. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.



        Average Annual Total Return as of 12/31/07
----------------------------------------------------------
                                         Since   Inception
                         1 Year 5 Year Inception   Date
------------------------ ------ ------ --------- ---------
Class A                  -2.79% 18.03%   12.05%   5/1/02
Class B                  -3.02% 17.78%   11.81%   5/1/02
Russell 2000 Value Index -9.78% 15.80%    8.96%*
Dow Jones Wilshire
 Small-Cap Index          1.90% 17.90%   10.94%*
* Index performance is from 5/1/02.



 PORTFOLIO MANAGEMENT:


..  Third Avenue Management LLC see page 103

..  For financial highlights see page 149

FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2007 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)



                                          Class A Class B
---------------------------------------------------------
Management Fee                             0.73%   0.73%
---------------------------------------------------------
12b-1 Fees                                 None    0.25%
---------------------------------------------------------
Other Expenses                             0.03%   0.03%
---------------------------------------------------------
Total Annual Portfolio Operating Expenses  0.76%   1.01%
---------------------------------------------------------



EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES



         Class A  Class B
--------------------------
1 Year   $     78 $    104
--------------------------
3 Years  $    244 $    323
--------------------------
5 Years  $    424 $    560
--------------------------
10 Years $    945 $  1,241
--------------------------

PRIMARY RISKS OF INVESTING IN THE PORTFOLIOS


One or more of the following primary risks may apply to your Portfolio. Please see the Investment Summary for your particular Portfolio to determine which risks apply and for a discussion of other risks that may apply to the Portfolio. Please note that there are many other circumstances that could adversely affect your investment and prevent a Portfolio from reaching its objective, which are not described here. PLEASE NOTE THAT WITH RESPECT TO THE MET/FRANKLIN TEMPLETON FOUNDING STRATEGY PORTFOLIO, ALL REFERENCES TO THE "PORTFOLIO" BELOW REFER TO THE INVESTMENTS BY ITS UNDERLYING PORTFOLIOS.


MARKET RISK


A Portfolio's share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including disappointing corporate earnings, adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or a company may deteriorate. In addition, an assessment by a Portfolio's Adviser of particular companies may prove incorrect, resulting in losses or poor performance by those holdings, even in a rising market. A Portfolio could also miss attractive investment opportunities if its Adviser underweights markets or industries where there are significant returns, and could lose value if the Adviser overweights markets or industries where there are significant declines.


Stocks purchased in initial public offerings (IPOs) have a tendency to fluctuate in value significantly shortly after the IPO relative to the price at which they were purchased. These fluctuations could impact the net asset value and return earned on the Portfolio's shares.

INTEREST RATE RISK

The values of debt securities are subject to change when prevailing interest rates change. When interest rates go up, the value of debt securities and certain dividend paying stocks tends to fall. If your Portfolio invests a significant portion of its assets in debt securities or stocks purchased primarily for dividend income and interest rates rise, then the value of your investment may decline. Alternatively, when interest rates go down, the value of debt securities and certain dividend paying stocks may rise.

Interest rate risk will affect the price of a fixed income security more if the security has a longer maturity because changes in interest rates are increasingly difficult to predict over longer periods of time. Fixed income securities with longer maturities will therefore be more volatile than other fixed income securities with shorter maturities. Conversely, fixed income securities with shorter maturities will be less volatile but generally provide lower returns than fixed income securities with longer maturities. The average maturity and duration of a Portfolio's fixed income investments will affect the volatility of the Portfolio's share price.

CREDIT RISK

The value of debt securities is directly affected by an issuer's ability to pay principal and interest on time. If your Portfolio invests in debt securities, the value of your investment may be adversely affected when an issuer fails to pay an obligation on a timely basis. A Portfolio may also be subject to credit risk to the extent it engages in transactions, such as securities loans, repurchase agreements or certain derivatives, which involve a promise by a third party to honor an obligation to the Portfolio. Such third party may be unwilling or unable to honor its financial obligations.

HIGH YIELD DEBT SECURITY RISK

High yield debt securities, or junk bonds, are securities which are rated below "investment grade" or are not rated, but are of equivalent quality. High yield debt securities range from those for which the prospect for repayment of principal and interest is predominantly speculative to those which are currently in default on principal or interest payments. A Portfolio with high yield debt securities may be more susceptible to credit risk and market risk than a Portfolio that invests only in higher quality debt securities because these lower-rated debt securities are less secure financially and more sensitive to downturns in the economy. In addition, the secondary market for such securities may not be as liquid as that for more highly rated debt securities. As a result, a Portfolio's Adviser may find it more difficult to sell these securities or may have to sell them at lower prices.

You should understand that high yield securities are not generally meant for short-term investing. When a Portfolio invests in high yield securities it generally seeks to receive a correspondingly higher return to compensate it for the additional credit risk and market risk it has assumed.

FOREIGN INVESTMENT RISK

Investments in foreign securities involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject:

  . These risks may include the seizure by the government of company assets, excessive taxation, withholding taxes on dividends and interest, limitations on the use or transfer of portfolio assets, and political or social instability.

  . Enforcing legal rights may be difficult, costly and slow in foreign countries, and there may be special problems enforcing claims against foreign governments.

  . Foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there may be less public information about their operations.

  .  Foreign markets may be less liquid and more volatile than U.S. markets.

  . Foreign securities often trade in currencies other than the U.S. dollar, and a Portfolio may directly hold foreign currencies and purchase and sell foreign currencies. Changes in currency exchange rates will affect a Portfolio's net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of foreign securities. An increase in the strength of the U.S. dollar relative to these other currencies may cause the value of a Portfolio to decline. Certain foreign currencies may be particularly volatile, and foreign governments may intervene in the currency markets, causing a decline in value or liquidity of a Portfolio's foreign currency or securities holdings.

  . Costs of buying, selling and holding foreign securities, including brokerage, tax and custody costs, may be higher than those involved in domestic transactions.

MARKET CAPITALIZATION RISK

Stocks fall into three broad market capitalization categories--large, medium and small. Investing primarily in one category carries the risk that due to current market conditions that category may be out of favor. If valuations of large capitalization companies appear to be greatly out of proportion to the valuations of small or medium capitalization companies, investors may migrate to the stocks of small and mid-sized companies causing a Portfolio that invests in these companies to increase in value more rapidly than a Portfolio that invests in larger, fully-valued companies. Larger more established companies may also be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion. Investing in medium and small capitalization companies may be subject to special risks associated with narrower product lines, more limited financial resources, smaller management groups, and a more limited trading market for their stocks as compared with larger companies. Securities of smaller capitalization issuers may therefore be subject to greater price volatility and may decline more significantly in market downturns than securities of larger companies. In some cases, these companies may be relatively new issuers (i.e., those having continuous operating histories of less than three years) which carries other risks in addition to the risks of other medium and small capitalization companies. New issuers may be more speculative because such companies are relatively unseasoned. These companies will often be involved in the development or marketing of a new product with no established market, which could lead to significant losses.

INVESTMENT STYLE RISK

Different investment styles tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. A Portfolio may outperform or underperform other funds that employ a different investment style. A Portfolio may also employ a combination of styles that impact its risk characteristics. Examples of different investment styles include growth and value investing. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's growth of earnings potential. Also, since growth companies usually invest a high portion of earnings in their business, growth stocks may lack the dividends of some value stocks that can cushion stock prices in a falling market. Growth oriented funds will typically underperform when value investing is in favor. Value stocks are those which are undervalued in comparison to their peers due to adverse business developments or other factors. Value investing carries the risk that the market will not recognize a security's inherent value for a long time, or that a stock judged to be undervalued may actually be appropriately priced or overvalued. Value oriented funds will typically underperform when growth investing is in favor.

REAL ESTATE INVESTMENT RISK

Although the Portfolio will not invest in real estate directly, it may concentrate its assets in the real estate industry or may invest in securities related to the real estate industry, so your investment in the Portfolio will be closely linked to or may be impacted by the performance of the real estate markets. Property values may decrease due to increasing vacancies or declining rents resulting from unanticipated economic, legal, cultural or technological developments or because of overbuilding or lack of mortgage funds. The value of an individual property may also decline because of environmental liabilities or losses due to casualty or condemnation.

Because of this concentration in or potential exposure to the real estate industry, the value of the Portfolio's shares may change at different rates compared to the value of shares of a mutual fund with investments in a mix of different industries.

The Portfolio may at times be more concentrated in particular sub-sectors of the real estate business--e.g. apartments, retail, hotels, offices, industrial, health care, etc. As such, its performance would be especially sensitive to developments that significantly affected those businesses.

In addition, Equity REITs may be affected by changes in the value of the underlying property they own, while Mortgage REITs may be affected by the quality of any credit they extend. Equity and Mortgage REITs are dependent upon management skills and are subject to heavy cash flow dependency, defaults by borrowers, self-liquidation and the possibility of failing to qualify for tax-free pass through of income under the Internal Revenue Code of 1986, and to maintain exemption from the Investment Company Act of 1940, as amended (the "1940 Act"). In the event an issuer of debt securities collateralized by real estate defaults, it is conceivable that the REIT could end up holding the underlying real estate.

ADDITIONAL INVESTMENT STRATEGIES


In addition to the principal investment strategies discussed in each individual Portfolio's Investment Summary, a Portfolio (or an Underlying Portfolio, in the case of the Met/Franklin Templeton Founding Strategy Portfolio), as indicated in the chart below, may at times invest a portion of its assets in the investment strategies and may engage in certain investment techniques as described below. The SAI provides a more detailed discussion of certain of these and other securities and indicates if a Portfolio is subject to any limitations with respect to a particular investment strategy. These strategies and techniques may involve risks. ALTHOUGH A PORTFOLIO THAT IS NOT IDENTIFIED BELOW IN CONNECTION WITH A PARTICULAR STRATEGY OR TECHNIQUE GENERALLY HAS THE ABILITY TO ENGAGE IN SUCH A TRANSACTION, ITS ADVISER (OR THE UNDERLYING PORTFOLIO'S ADVISER IN THE CASE OF MET/FRANKLIN TEMPLETON FOUNDING STRATEGY PORTFOLIO) CURRENTLY INTENDS TO INVEST LITTLE, IF ANY, OF THE PORTFOLIO'S ASSETS IN THAT STRATEGY OR TECHNIQUE. (PLEASE NOTE THAT SOME OF THESE STRATEGIES MAY BE A PRINCIPAL INVESTMENT STRATEGY FOR A PARTICULAR PORTFOLIO AND CONSEQUENTLY ARE ALSO DESCRIBED IN THAT PORTFOLIO'S INVESTMENT SUMMARY.) The Portfolios (or Underlying Portfolios in the case of the Met/Franklin Templeton Founding Strategy Portfolio) are not limited by this discussion and may invest in other types of securities not precluded by the policies discussed elsewhere in this Prospectus.

                                                  MET/AIM             CLARION
                                                   SMALL   BLACKROCK  GLOBAL                MET/FRANKLIN    HARRIS
                                                    CAP    LARGE CAP   REAL    MET/FRANKLIN    MUTUAL       OAKMARK
                                                  GROWTH     CORE     ESTATE      INCOME       SHARES    INTERNATIONAL
                                                 PORTFOLIO PORTFOLIO PORTFOLIO  PORTFOLIO    PORTFOLIO     PORTFOLIO
BRADY BONDS
----------------------------------------------------------------------------------------------------------------------
COLLATERALIZED MORTGAGE OBLIGATIONS
----------------------------------------------------------------------------------------------------------------------
CONVERTIBLE SECURITIES                               X         X         X          X            X
----------------------------------------------------------------------------------------------------------------------
DEPOSITARY RECEIPTS                                  X         X                    X            X             X
----------------------------------------------------------------------------------------------------------------------
DERIVATIVES:
----------------------------------------------------------------------------------------------------------------------
OPTIONS                                              X         X                    X            X
----------------------------------------------------------------------------------------------------------------------
FUTURES                                              X         X                                 X
----------------------------------------------------------------------------------------------------------------------
DIRECT PARTICIPATION IN CORPORATE LOANS                                             X            X
----------------------------------------------------------------------------------------------------------------------
DOLLAR ROLL TRANSACTIONS                                                                                       X
----------------------------------------------------------------------------------------------------------------------
FOREIGN CURRENCY TRANSACTIONS                                            X                       X             X
----------------------------------------------------------------------------------------------------------------------
FOREIGN DEBT SECURITIES
----------------------------------------------------------------------------------------------------------------------
FOREIGN EQUITY SECURITIES                            X         X                                               X
----------------------------------------------------------------------------------------------------------------------
FORWARD COMMITMENTS, WHEN-ISSUED AND
DELAYED DELIVERY SECURITIES                                    X
----------------------------------------------------------------------------------------------------------------------
HIGH QUALITY SHORT-TERM DEBT OBLIGATIONS
INCLUDING BANKERS' ACCEPTANCES, COMMERCIAL
PAPER AND CERTIFICATES OF DEPOSIT ISSUED OR
GUARANTEED BY BANK HOLDING COMPANIES IN THE
U.S., THEIR SUBSIDIARIES AND FOREIGN BRANCHES OR
OF THE WORLD BANK; VARIABLE AMOUNT MASTER
DEMAND NOTES AND VARIABLE RATE NOTES ISSUED
BY U.S. AND FOREIGN CORPORATIONS                     X         X                                 X
----------------------------------------------------------------------------------------------------------------------
HIGH YIELD/HIGH RISK DEBT SECURITIES                                                X            X
----------------------------------------------------------------------------------------------------------------------
HYBRID INSTRUMENTS
----------------------------------------------------------------------------------------------------------------------
ILLIQUID AND RESTRICTED SECURITIES                             X         X          X            X
----------------------------------------------------------------------------------------------------------------------
INDEXED SECURITIES
----------------------------------------------------------------------------------------------------------------------
INTEREST RATE TRANSACTIONS
----------------------------------------------------------------------------------------------------------------------
INVESTMENT GRADE DEBT SECURITIES
----------------------------------------------------------------------------------------------------------------------
INVESTMENTS IN OTHER INVESTMENT COMPANIES
INCLUDING PASSIVE FOREIGN INVESTMENT COMPANIES                                                   X             X
----------------------------------------------------------------------------------------------------------------------
MORTGAGE-BACKED SECURITIES, INCLUDING GNMA
CERTIFICATES, MORTGAGE-BACKED BONDS                                                 X
----------------------------------------------------------------------------------------------------------------------
MUNICIPAL SECURITIES
----------------------------------------------------------------------------------------------------------------------
NON-MORTGAGE ASSET-BACKED SECURITIES                                                X
----------------------------------------------------------------------------------------------------------------------
PIK (PAY-IN-KIND) DEBT SECURITIES AND ZERO-
COUPON BONDS                                                                        X
----------------------------------------------------------------------------------------------------------------------
PREFERRED STOCKS                                     X         X         X
----------------------------------------------------------------------------------------------------------------------
REAL ESTATE INVESTMENT TRUSTS                        X         X         X          X            X
----------------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS                                          X                                               X
----------------------------------------------------------------------------------------------------------------------
REVERSE REPURCHASE AGREEMENTS
----------------------------------------------------------------------------------------------------------------------
RIGHTS AND WARRANTS                                            X         X                       X             X
----------------------------------------------------------------------------------------------------------------------
SECURITIES LOANS                                     X         X                                               X
----------------------------------------------------------------------------------------------------------------------
SHORT SALES (AGAINST THE BOX)
----------------------------------------------------------------------------------------------------------------------
STRUCTURED NOTES                                                                    X
----------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT SECURITIES                           X         X                    X            X
----------------------------------------------------------------------------------------------------------------------

                                                                        LORD                                 PIMCO
                                                                       ABBETT      MFS(R)     OPPENHEIMER  INFLATION
                                                    JANUS    LAZARD     BOND      RESEARCH      CAPITAL    PROTECTED
                                                    FORTY    MID CAP  DEBENTURE INTERNATIONAL APPRECIATION   BOND
                                                  PORTFOLIO PORTFOLIO PORTFOLIO   PORTFOLIO    PORTFOLIO   PORTFOLIO
BRADY BONDS                                                                                                    X
--------------------------------------------------------------------------------------------------------------------
COLLATERALIZED MORTGAGE OBLIGATIONS                                       X                                    X
--------------------------------------------------------------------------------------------------------------------
CONVERTIBLE SECURITIES                                          X         X           X            X           X
--------------------------------------------------------------------------------------------------------------------
DEPOSITARY RECEIPTS                                             X         X           X            X           X
--------------------------------------------------------------------------------------------------------------------
DERIVATIVES:
--------------------------------------------------------------------------------------------------------------------
OPTIONS                                               X         X                     X            X           X
--------------------------------------------------------------------------------------------------------------------
FUTURES                                               X         X                     X            X           X
--------------------------------------------------------------------------------------------------------------------
DIRECT PARTICIPATION IN CORPORATE LOANS                                   X                                    X
--------------------------------------------------------------------------------------------------------------------
DOLLAR ROLL TRANSACTIONS                                                                                       X
--------------------------------------------------------------------------------------------------------------------
FOREIGN CURRENCY TRANSACTIONS                         X                               X                        X
--------------------------------------------------------------------------------------------------------------------
FOREIGN DEBT SECURITIES                               X                   X           X                        X
--------------------------------------------------------------------------------------------------------------------
FOREIGN EQUITY SECURITIES                             X         X         X           X            X
--------------------------------------------------------------------------------------------------------------------
FORWARD COMMITMENTS, WHEN-ISSUED AND DELAYED
DELIVERY SECURITIES                                                       X           X                        X
--------------------------------------------------------------------------------------------------------------------
HIGH QUALITY SHORT-TERM DEBT OBLIGATIONS
INCLUDING BANKERS' ACCEPTANCES, COMMERCIAL PAPER
AND CERTIFICATES OF DEPOSIT ISSUED OR GUARANTEED
BY BANK HOLDING COMPANIES IN THE U.S., THEIR
SUBSIDIARIES AND FOREIGN BRANCHES OR OF THE WORLD
BANK; VARIABLE AMOUNT MASTER DEMAND NOTES AND
VARIABLE RATE NOTES ISSUED BY U.S. AND FOREIGN
CORPORATIONS                                          X         X         X           X            X           X
--------------------------------------------------------------------------------------------------------------------
HIGH YIELD/HIGH RISK DEBT SECURITIES                  X                   X                                    X
--------------------------------------------------------------------------------------------------------------------
HYBRID INSTRUMENTS                                    X                                                        X
--------------------------------------------------------------------------------------------------------------------
ILLIQUID AND RESTRICTED SECURITIES                                                    X            X           X
--------------------------------------------------------------------------------------------------------------------
INDEXED SECURITIES                                                                    X                        X
--------------------------------------------------------------------------------------------------------------------
INTEREST RATE TRANSACTIONS                                                                                     X
--------------------------------------------------------------------------------------------------------------------
INVESTMENT GRADE DEBT SECURITIES                      X                   X           X                        X
--------------------------------------------------------------------------------------------------------------------
INVESTMENTS IN OTHER INVESTMENT
COMPANIES INCLUDING PASSIVE FOREIGN
INVESTMENT COMPANIES                                                                  X                        X
--------------------------------------------------------------------------------------------------------------------
MORTGAGE-BACKED SECURITIES, INCLUDING
GNMA CERTIFICATES, MORTGAGE-BACKED BONDS              X                   X           X                        X
--------------------------------------------------------------------------------------------------------------------
MUNICIPAL SECURITIES                                                                                           X
--------------------------------------------------------------------------------------------------------------------
NON-MORTGAGE ASSET-BACKED SECURITIES                                                                           X
--------------------------------------------------------------------------------------------------------------------
PIK (PAY-IN-KIND) DEBT SECURITIES AND ZERO-COUPON
BONDS                                                                     X                                    X
--------------------------------------------------------------------------------------------------------------------
PREFERRED STOCKS                                      X         X         X           X            X           X
--------------------------------------------------------------------------------------------------------------------
REAL ESTATE INVESTMENT TRUSTS                         X         X                     X            X           X
--------------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS                                                     X           X            X           X
--------------------------------------------------------------------------------------------------------------------
REVERSE REPURCHASE AGREEMENTS                                             X                                    X
--------------------------------------------------------------------------------------------------------------------
RIGHTS AND WARRANTS                                   X                   X           X
--------------------------------------------------------------------------------------------------------------------
SECURITIES LOANS                                      X         X         X           X            X           X
--------------------------------------------------------------------------------------------------------------------
SHORT SALES (AGAINST THE BOX)                                                         X                        X
--------------------------------------------------------------------------------------------------------------------
STRUCTURED NOTES                                                                                               X
--------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT SECURITIES                            X         X         X           X            X           X
--------------------------------------------------------------------------------------------------------------------

                                                                                       T. ROWE              THIRD
                                                                   PIMCO                PRICE     MET/     AVENUE
                                                                   TOTAL      RCM      MID CAP  TEMPLETON SMALL CAP
                                                                  RETURN   TECHNOLOGY  GROWTH    GROWTH     VALUE
                                                                 PORTFOLIO PORTFOLIO  PORTFOLIO PORTFOLIO PORTFOLIO
BRADY BONDS                                                          X
-------------------------------------------------------------------------------------------------------------------
COLLATERALIZED MORTGAGE OBLIGATIONS                                  X                                        X
-------------------------------------------------------------------------------------------------------------------
CONVERTIBLE SECURITIES                                               X                    X         X         X
-------------------------------------------------------------------------------------------------------------------
DEPOSITARY RECEIPTS                                                  X         X          X         X         X
-------------------------------------------------------------------------------------------------------------------
DERIVATIVES:
-------------------------------------------------------------------------------------------------------------------
OPTIONS                                                              X         X          X         X
-------------------------------------------------------------------------------------------------------------------
FUTURES                                                              X         X          X         X
-------------------------------------------------------------------------------------------------------------------
DIRECT PARTICIPATION IN CORPORATE LOANS                              X
-------------------------------------------------------------------------------------------------------------------
DOLLAR ROLL TRANSACTIONS                                             X
-------------------------------------------------------------------------------------------------------------------
FOREIGN CURRENCY TRANSACTIONS                                        X         X          X         X         X
-------------------------------------------------------------------------------------------------------------------
FOREIGN DEBT SECURITIES                                              X                    X                   X
-------------------------------------------------------------------------------------------------------------------
FOREIGN EQUITY SECURITIES                                                      X          X                   X
-------------------------------------------------------------------------------------------------------------------
FORWARD COMMITMENTS, WHEN-ISSUED AND DELAYED DELIVERY
SECURITIES                                                           X                    X
-------------------------------------------------------------------------------------------------------------------
HIGH QUALITY SHORT-TERM DEBT OBLIGATIONS INCLUDING BANKERS'
ACCEPTANCES, COMMERCIAL PAPER AND CERTIFICATES OF DEPOSIT ISSUED
OR GUARANTEED BY BANK HOLDING COMPANIES IN THE U.S., THEIR
SUBSIDIARIES AND FOREIGN BRANCHES OR OF THE WORLD BANK; VARIABLE
AMOUNT MASTER DEMAND NOTES AND VARIABLE RATE NOTES ISSUED BY
U.S. AND FOREIGN CORPORATIONS                                        X                    X         X         X
-------------------------------------------------------------------------------------------------------------------
HIGH YIELD/HIGH RISK DEBT SECURITIES                                 X
-------------------------------------------------------------------------------------------------------------------
HYBRID INSTRUMENTS                                                   X         X          X
-------------------------------------------------------------------------------------------------------------------
ILLIQUID AND RESTRICTED SECURITIES                                   X         X          X         X         X
-------------------------------------------------------------------------------------------------------------------
INDEXED SECURITIES                                                   X         X
-------------------------------------------------------------------------------------------------------------------
INTEREST RATE TRANSACTIONS                                           X
-------------------------------------------------------------------------------------------------------------------
INVESTMENT GRADE DEBT SECURITIES                                     X                    X                   X
-------------------------------------------------------------------------------------------------------------------
INVESTMENTS IN OTHER INVESTMENT COMPANIES INCLUDING PASSIVE
FOREIGN INVESTMENT COMPANIES                                         X         X          X                   X
-------------------------------------------------------------------------------------------------------------------
MORTGAGE-BACKED SECURITIES, INCLUDING GNMA CERTIFICATES,
MORTGAGE-BACKED BONDS                                                X                                        X
-------------------------------------------------------------------------------------------------------------------
MUNICIPAL SECURITIES                                                 X
-------------------------------------------------------------------------------------------------------------------
NON-MORTGAGE ASSET-BACKED SECURITIES                                 X
-------------------------------------------------------------------------------------------------------------------
PIK (PAY-IN-KIND) DEBT SECURITIES AND ZERO-COUPON BONDS              X
-------------------------------------------------------------------------------------------------------------------
PREFERRED STOCKS                                                     X                    X                   X
-------------------------------------------------------------------------------------------------------------------
REAL ESTATE INVESTMENT TRUSTS                                        X                    X         X         X
-------------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS                                                X         X          X                   X
-------------------------------------------------------------------------------------------------------------------
REVERSE REPURCHASE AGREEMENTS                                        X         X                              X
-------------------------------------------------------------------------------------------------------------------
RIGHTS AND WARRANTS                                                                       X         X
-------------------------------------------------------------------------------------------------------------------
SECURITIES LOANS                                                     X         X          X                   X
-------------------------------------------------------------------------------------------------------------------
SHORT SALES (AGAINST THE BOX)                                        X         X
-------------------------------------------------------------------------------------------------------------------
STRUCTURED NOTES                                                     X                    X         X
-------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT SECURITIES                                           X                    X         X         X
-------------------------------------------------------------------------------------------------------------------

BRADY BONDS. Brady Bonds are collateralized or uncollateralized fixed income securities created through the exchange of existing commercial bank loans to public and private entities in certain emerging markets for new bonds in connection with debt restructurings. Brady Bonds have been issued only in the last decade and, accordingly do not have a long payment history. These securities are subject to credit risk and interest rate risk.

COLLATERALIZED MORTGAGE OBLIGATIONS (CMOS). CMOs are fixed income securities secured by mortgage loans and other mortgage-backed securities and are generally considered to be derivatives. CMOs may be issued or guaranteed by the U.S. Government or its agencies or instrumentalities or collateralized by a portfolio of mortgages or mortgage-related securities guaranteed by such an agency or instrumentality or may be non-U.S. Government guaranteed.

CMOs carry general fixed income securities risks, such as credit risk and interest rate risk, and risks associated with mortgage-backed securities, including prepayment risk, which is the risk that the underlying mortgages or other debt may be refinanced or paid off prior to their maturities during periods of declining interest rates. In that case, an Adviser may have to reinvest the proceeds from the securities at a lower rate. Potential market gains on a security subject to prepayment risk may be more limited than potential market gains on a comparable security that is not subject to prepayment risk.

CONVERTIBLE SECURITIES. Convertible securities are preferred stocks or bonds that pay a fixed dividend or interest payment and are convertible into common stock at a specified price or conversion ratio.

Traditionally, convertible securities have paid dividends or interest rates higher than common stocks but lower than nonconvertible securities. They generally participate in the appreciation or depreciation of the underlying stock into which they are convertible, but to a lesser degree. These securities are also subject to market risk, interest rate risk and credit risk.

DEPOSITARY RECEIPTS. Depositary receipts are receipts for shares of a foreign-based corporation that entitle the holder to dividends and capital gains on the underlying security. Receipts include those issued by domestic banks (American Depositary Receipts), foreign banks (Global or European Depositary Receipts), and broker-dealers (depositary shares).

These instruments are subject to market risk and foreign investment risk.

DERIVATIVES. Derivatives are used to limit risk in a Portfolio or to enhance investment return, and have a return tied to a formula based upon an interest rate, index, price of a security, or other measurement. Derivatives include options, futures, forward contracts and related products.

Options are the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price.

Futures are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date.

Forward contracts are contracts to purchase or sell a specified amount of a financial instrument for an agreed upon price at a specified time.

Derivatives may be used to hedge against an opposite position that a Portfolio holds. Any loss generated by the derivatives should be offset by gains in the hedged investment. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains or result in losses or missed opportunities. In addition, derivatives that are used for hedging the Portfolio in specific securities may not fully offset the underlying positions. The counterparty to a derivatives contract also could default. Derivatives that involve leverage could magnify losses.

Derivatives may also be used to maintain a Portfolio's exposure to the market, manage cash flows or to attempt to increase income. Using derivatives for purposes other than hedging is speculative and involves greater risks. In many foreign countries, futures and options markets do not exist or are not sufficiently developed to be effectively used by a Portfolio that invests in foreign securities.

DIRECT PARTICIPATION IN CORPORATE LOANS. By purchasing a loan, the Portfolio acquires some or all of the interest of a bank or other lending institution in a loan to a corporate borrower. Many such loans are secured, and most impose restrictive covenants which must be met by the borrower. These loans are made generally to finance internal growth, mergers, acquisitions, stock repurchases, leveraged buy-outs and other corporate activities. Such loans may be in default at the time of purchase. The Portfolio may also purchase trade or other claims against companies, which generally represent money owed by the company to a supplier of goods or services. These claims may also be purchased at a time when the company is in default. Certain of the loans acquired by a Portfolio may involve revolving credit facilities or other standby financing commitments which obligate the Portfolio to pay additional cash on a certain date or on demand.

The highly leveraged nature of many such loans may make such loans especially vulnerable to adverse changes in economic or market conditions. Loans and other direct investments may not be in the form of securities or may be subject to restrictions on transfer, and only limited opportunities may exist to resell such instruments. As a result, the Portfolio may be unable to sell such investments at an opportune time or may have to resell them at less than fair market value.

DOLLAR ROLL TRANSACTIONS. Mortgage dollar rolls are transactions in which the Portfolio sells securities for delivery in the current month and simultaneously contracts with the same counter-party to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date. During the roll period, the Portfolio loses the right to receive principal (including prepayments of principal) and interest paid on the securities sold. However, the Portfolio would benefit to the extent of any difference between the price received for the securities sold and the lower forward price for the future purchase (often referred to as the "drop") or fee income plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. Unless such benefits exceed the income, capital appreciation and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of the Portfolio compared with what such performance would have been without the use of mortgage dollar rolls. Accordingly, the benefits derived from the use of mortgage dollar rolls depend upon the Adviser's ability to manage mortgage prepayments. There is no assurance that mortgage dollar rolls can be successfully employed. All cash proceeds will be invested in instruments that are permissible investments for the Portfolio. The Portfolio will maintain until the settlement date the segregation, either on the records of the Adviser or with the Trust's custodian, of cash or other liquid securities in an amount equal to the forward purchase price.

FOREIGN CURRENCY TRANSACTIONS. Foreign currency transactions are entered into for the purpose of hedging against foreign exchange risk arising from the Portfolio's investment or anticipated investment in securities denominated in foreign currencies. The Portfolio also may enter into these contracts for purposes of increasing exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. Foreign currency transactions include the purchase of foreign currency on a spot (or cash) basis, contracts to purchase or sell foreign currencies at a future date (forward contracts), the purchase and sale of foreign currency futures contracts, and the purchase of exchange traded and over-the-counter call and put options on foreign currency futures contracts and on foreign currencies.

These hedging transactions do not eliminate fluctuations in the underlying prices of the securities which the Portfolio owns or intends to purchase or sell. They simply establish a rate of exchange which can be achieved at some future point in time.

Foreign currency exchange rates may fluctuate significantly over short periods of time. A forward foreign currency exchange contract reduces the Portfolio's exposure to changes in the value of the currency it will deliver and increases its exposure to changes in the value of the currency it will exchange into. Contracts to sell foreign currency will limit any potential gain which might be realized by the Portfolio if the value of the hedged currency increases. In the case of forward contracts entered into for the purpose of increasing return, the Portfolio may sustain losses which will reduce its gross income. Forward foreign currency exchange contracts also involve the risk that the party with which the Portfolio enters the contract may fail to perform its obligations to the Portfolio. The purchase and sale of foreign currency futures contracts and the purchase of call and put options on foreign currency futures contracts and on foreign currencies involve certain risks associated with derivatives.

FOREIGN DEBT SECURITIES. Foreign debt securities are issued by foreign corporations and governments. They may include Eurodollar obligations and Yankee bonds.

Foreign debt securities are subject to foreign investment risk, credit risk and interest rate risk. Securities in developing countries are also subject to the additional risks associated with emerging markets.

FOREIGN EQUITY SECURITIES. Foreign equity securities are subject to foreign investment risk in addition to the risks applicable to domestic equity securities, such as market risk.

FORWARD COMMITMENTS, WHEN-ISSUED AND DELAYED DELIVERY SECURITIES. Forward commitments, when-issued and delayed delivery securities generally involve the purchase of a security with payment and delivery at some time in the future--i.e., beyond normal settlement. The Portfolios do not earn interest on such securities until settlement and bear the risk of market value fluctuations in between the purchase and settlement dates. New issues of stocks and bonds, private placements and U.S. Government securities may be sold in this manner.

HIGH QUALITY SHORT-TERM DEBT OBLIGATIONS, INCLUDING BANKERS' ACCEPTANCES, COMMERCIAL PAPER AND CERTIFICATES OF DEPOSIT ISSUED OR GUARANTEED BY BANK HOLDING COMPANIES IN THE U.S., THEIR SUBSIDIARIES AND FOREIGN BRANCHES OR OF THE WORLD BANK; VARIABLE AMOUNT MASTER DEMAND NOTES AND VARIABLE RATE NOTES ISSUED BY U.S. AND FOREIGN CORPORATIONS.

Commercial paper is a short-term debt obligation with a maturity ranging from one to 270 days issued by banks, corporations, and other borrowers to investors seeking to invest idle cash.

Variable amount master demand notes differ from ordinary commercial paper in that they are issued pursuant to a written agreement between the issuer and the holder, their amounts may be increased from time to time by the holder (subject to an agreed maximum) or decreased by the holder or the issuer, they are payable on demand, the rate of interest payable on them varies with an agreed formula and they are typically not rated by a rating agency. Transfer of such notes is usually restricted by the issuer, and there is no secondary trading market for them. Any variable amount master demand note purchased by a Portfolio will be regarded as an illiquid security.

These instruments are subject to credit risk, interest rate risk and foreign investment risk.

HIGH YIELD/HIGH RISK DEBT SECURITIES. High yield/high risk debt securities are securities that are rated below investment grade by the primary rating agencies (e.g., BB or lower by S&P and Ba or lower by Moody's). Other terms commonly used to describe such securities include "lower rated bonds," "noninvestment grade bonds," and "junk bonds."

High yield/high risk debt securities are subject to high yield debt security risk as described in "Primary Risks of Investing in the Portfolios" above.

HYBRID INSTRUMENTS. Hybrid instruments are a form of a derivative and combine the elements of futures contracts or options with those of debt, preferred equity or a depositary instrument. They are often indexed to the price of a commodity, particular currency, or a domestic or foreign debt or equity security index. Examples of hybrid instruments include debt instruments with interest or principal payments or redemption terms determined by reference to the value of a currency or commodity or securities index at a future point in time or preferred stock with dividend rates determined by reference to the value of a currency.

Hybrids may bear interest or pay dividends at below market (or even relatively nominal) rates. Under certain conditions, the redemption value of the instrument could be zero. Hybrids can have volatile prices and limited liquidity and their use by the Portfolio may not be successful.

ILLIQUID AND RESTRICTED SECURITIES. Each Portfolio may invest a portion of its assets in restricted and illiquid securities, which are investments that the Portfolio cannot easily resell within seven days at current value or that have contractual or legal restriction on resale. Restricted securities include those which are not registered under the Securities Act of 1933, as amended (the "1933 Act"), and are purchased directly from the issuer or in the secondary market (private placements).

If the Portfolio buys restricted or illiquid securities it may be unable to quickly resell them or may be able to sell them only at a price below current value or could have difficulty valuing these holdings precisely.

In recent years, however, a large institutional market has developed for certain securities that are not registered under the 1933 Act, including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

INDEXED SECURITIES. A Portfolio may invest in indexed securities whose value is linked to foreign currencies, interest rates, commodities, indices or other financial indicators. Most indexed securities are short to intermediate term fixed income securities whose values at maturity (i.e., principal value) or interest rates rise or fall according to changes in the value of one or more specified underlying instruments. Indexed securities may be positively or negatively indexed (i.e., their principal value or interest rates may increase or decrease if the underlying instrument appreciates), and may have return characteristics similar to direct investments in the underlying instrument or to one or more options on the underlying instrument. Indexed securities may be more volatile than the underlying instrument itself and could involve the loss of all or a portion of the principal amount of, or interest on, the instrument.

INTEREST RATE TRANSACTIONS. Interest rate transactions are hedging transactions such as interest rate swaps and the purchase or sale of interest rate caps and floors. They are used by a Portfolio in an attempt to protect the value of its investments from interest rate fluctuations. Interest rate swaps involve the exchange by the Portfolio with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate floor. The Adviser to the Portfolio enters into these transactions on behalf of the Portfolio primarily to preserve a return or spread on a particular investment or portion of its portfolio or to protect against any increase in the price of securities the Portfolio anticipates purchasing at a later date. The Portfolio will not sell interest rate caps or floors that it does not own.

There is the risk that the Adviser may incorrectly predict the direction of interest rates resulting in losses to the Portfolio.

INVESTMENT GRADE DEBT SECURITIES. Investment grade debt securities are securities rated in one of the four highest rating categories by S&P, Moody's or other nationally recognized rating agency. These securities are subject to interest rate risk and credit risk. Securities rated in the fourth investment category by a nationally recognized rating agency (e.g., BBB by S&P and Baa by Moody's) may have speculative characteristics.

INVESTMENTS IN OTHER INVESTMENT COMPANIES, INCLUDING PASSIVE FOREIGN INVESTMENT COMPANIES. When the Portfolio invests in another investment company, it must bear the management and other fees of the investment company, in addition to its own expenses. As a result, the Portfolio may be exposed to duplicate expenses which could lower its value. Investments in passive foreign investment companies also are subject to foreign investment risk.

Passive foreign investment companies are any foreign corporations which generate certain amounts of passive income or hold certain amounts of assets for the production of passive income. Passive income includes dividends, royalties, rent, and annuities.

MORTGAGE-BACKED SECURITIES, INCLUDING GNMA CERTIFICATES, MORTGAGE-BACKED BONDS AND STRIPPED MORTGAGE-BACKED SECURITIES. Mortgage-backed securities include securities backed by Ginnie Mae and Fannie Mae as well as by private issuers. These securities represent collections (pools) of commercial and residential mortgages. These securities are generally pass-through securities, which means that principal and interest payments on the underlying securities (less servicing fees) are passed through to shareholders on a pro rata basis.

These securities carry general fixed income security risks, such as credit risk and interest rate risk, as well as prepayment risk.

MUNICIPAL SECURITIES. Municipal securities are debt obligations issued by local, state and regional governments that provide interest income that is exempt from federal income tax. These securities are subject to interest rate risk and credit risk.

NON-MORTGAGE ASSET-BACKED SECURITIES. Non-mortgage asset-backed securities include equipment trust certificates and interests in pools of receivables, such as motor vehicle installment purchase obligations and credit card receivables. Such securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in the underlying pools of assets. This means that principal and interest payments on the underlying securities (less servicing fees) are passed through to shareholders on a pro rata basis.

The value of some asset-backed securities may be particularly sensitive to changes in prevailing interest rates, and like other fixed income investments, the ability of the Portfolio to successfully use these instruments may depend in part upon the ability of an Adviser to forecast interest rates and other economic factors correctly.

PIK (PAY-IN-KIND) DEBT SECURITIES AND ZERO-COUPON BONDS. PIK debt securities are debt obligations which provide that the issuer may, at its option, pay interest on such bonds in cash or in the form of additional debt obligations. Such investments benefit the issuer by mitigating its need for cash to meet debt service, but also require a higher rate of return to attract investors who are willing to defer receipt of such cash.

Zero-coupon bonds are bonds that provide for no current interest payment and are sold at a discount. These investments pay no interest in cash to its holder during its life and usually trade at a deep discount from their face or par value. These investments may experience greater volatility in market value due to changes in interest rates than debt obligations which make regular payments of interest. The Portfolio will accrue income on such investments for tax accounting purposes, as required, which is distributable to shareholders and which, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities to satisfy the Portfolio's distribution obligations.

These securities are subject to credit risk and interest rate risk.

PREFERRED STOCKS. Preferred stocks are equity securities that generally pay dividends at a specified rate and have preference over common stock in the payment of dividends and liquidation. Preferred stock generally does not carry voting rights.

Preferred stocks are subject to market risk. In addition, because preferred stocks pay fixed dividends, an increase in interest rates may cause the price of a preferred stock to fall.


REAL ESTATE INVESTMENT TRUSTS. REITs are entities which invest in commercial and other real estate properties. Risks associated with investments in securities of companies in the real estate industry include: decline in the value of real estate; risks related to general and local economic conditions; overbuilding and increased competition; increases in property taxes and operating expenses; changes in zoning laws; casualty or condemnation losses; variations in rental income; changes in neighborhood values; the appeal of properties to tenants; and increases in interest rates. In addition, equity REITs may be affected by changes in the values of the underlying property owned by the trusts, while mortgage REITs may be affected by the quality of credit extended. REITs are dependent upon management skills, may not be diversified and are subject to the risks of financing projects. Such REITs are also subject to heavy cash flow dependency, defaults by borrowers, self liquidation and the possibility of failing to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended (the "Code"), and to maintain exemption from the 1940 Act. In the event an issuer of debt securities collateralized by real estate defaults, it is conceivable that the REITs could end up holding the underlying real estate. The Portfolio, as a shareholder of a REIT, bears a portion of the REIT's annual operating expenses.


REPURCHASE AGREEMENTS. Repurchase agreements involve the purchase of a security by a Portfolio and a simultaneous agreement by the seller (generally a bank or dealer) to repurchase the security from the Portfolio at a specified date or upon demand. This technique offers a method of earning income on idle cash.

Repurchase agreements involve credit risk, i.e., the risk that the seller will fail to repurchase the security, as agreed. In that case, the Portfolio will bear the risk of market value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security.

REVERSE REPURCHASE AGREEMENTS. Reverse repurchase agreements involve the sale of a security by a Portfolio to another party (generally a bank or dealer) in return for cash and an agreement by the Portfolio to buy the security back at a specified price and time.

Reverse repurchase agreements will be used primarily to provide cash to satisfy unusually high redemption requests or for other temporary or emergency purposes. Reverse repurchase agreements are considered a form of borrowing by the Portfolio and, therefore, are a form of leverage. Leverage may cause any gains or losses of the Portfolio to be magnified.

RIGHTS AND WARRANTS.   Warrants basically are options to purchase equity
securities at specific prices valid for a specific period of time. Their prices do not necessarily move parallel to the prices of the underlying securities. Rights are similar to warrants, but normally have a short duration and are distributed directly by the issuer to its shareholders. Rights and warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer. These investments carry the risk that they may be worthless to the Portfolio at the time it may exercise its rights, due to the fact that the underlying securities have a market value less than the exercise price. Warrants also include Low Exercise Price Call Warrants or other structured securities for the purpose of gaining exposure to stocks in difficult to access foreign local markets.

SECURITIES LOANS. For purposes of realizing additional income, a Portfolio may lend securities to broker-dealers or institutional investors approved by the Board of Trustees of the Trust. All securities loans will be made pursuant to agreement requiring the loans to be continuously secured by collateral in cash or high grade debt obligations at least equal at all times to the market value of the loaned securities. The borrower pays to the Portfolio an amount equal to any dividends or interest received on loaned securities. The Portfolio retains all or a portion of the interest received on investment of cash collected or receives a fee from the borrower.

The risk in lending portfolio securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral, or in the recovery of the securities or possible loss of rights in their collateral should the borrower fail financially.

SHORT SALES. Short sales are sales of securities that the seller does not own. The seller must borrow the securities to make delivery to the buyer. A short sale may be uncollateralized or against-the-box. A short sale is "against-the-box" if at all times when the short position is open, the seller owns an equal amount of the securities sold short or securities convertible into, or exchanged without further consideration for, securities of the same issue as the securities sold short.

The price of securities purchased to replace borrowed securities sold short may be greater than proceeds received in the short sale resulting in a loss to the Portfolio.

STRUCTURED NOTES. A form of hybrid investment, structured notes are derivatives on which the amount of principal repayment and/or interest payments is based upon the movement of one or more factors. Structured notes are interests in entities organized and operated for the purpose of restructuring the investment characteristics of debt obligations. Structured notes are typically sold in private placement transactions, and there currently is no active trading market for structured notes.

Structured notes are also subject to credit risk and interest rate risk and can have volatile prices.

U.S. GOVERNMENT SECURITIES. U.S. Government securities include direct obligations of the U.S. Government that are supported by its full faith and credit, like Treasury bills and GNMA certificates. Treasury bills have initial maturities of less than one year, Treasury notes have initial maturities of one to ten years and Treasury bonds may be issued with any maturity but generally have maturities of at least ten years. U.S. Government securities also include indirect obligations of the U.S. Government that are issued by federal agencies and government-sponsored entities, like bonds and notes issued by the Federal Home Loan Bank and Fannie Mae. Unlike Treasury securities, agency securities generally are not backed by the full faith and credit of the U.S. Government. Some agency securities are supported by the right of the issuer to borrow from the Treasury, others are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations and others are supported only by the credit of the sponsoring agency.

U.S. Government securities are subject to interest rate risk. Credit risk is remote.

DEFENSIVE INVESTMENTS


Under adverse market or economic conditions, a Portfolio could invest for temporary defensive purposes some or all of its assets in money market securities or utilize other investment strategies that may be inconsistent with a Portfolio's principal investment strategy. Temporary defensive instruments generally include U.S. government securities, bank time deposits denominated in the currency of any major nation, commercial paper and repurchase agreements. The Adviser may also invest in these types of securities or hold cash while looking for suitable investment opportunities or to maintain liquidity. Although a Portfolio would employ these measures only in seeking to avoid losses, they could reduce the benefit from an upswing in the market or prevent the Portfolio from meeting its investment objective.


PORTFOLIO TURNOVER

The Portfolios' Advisers will sell a security when they believe it is appropriate to do so, regardless of how long a Portfolio has owned that security. Buying and selling securities generally involves some expense to a Portfolio, such as commissions paid to brokers and other transaction costs. Generally speaking, the higher a Portfolio's annual portfolio turnover rate, the greater its brokerage costs. Increased brokerage costs may adversely affect a Portfolio's performance. The Portfolios, with the exception of PIMCO Inflation Protected Bond Portfolio, PIMCO Total Return Portfolio and RCM Technology Portfolio generally intend to purchase securities for long-term investment and therefore will have a relatively low turnover rate. Annual turnover rate of 100% or more is considered high and will result in increased costs to the Portfolios. PIMCO Inflation Protected Bond Portfolio, PIMCO Total Return Portfolio and RCM Technology Portfolio generally will have annual turnover rates of 100% or more.

DOWNGRADES IN FIXED INCOME DEBT SECURITIES

Unless required by applicable law, the Portfolios are not required to sell or dispose of any debt security that either loses its rating or has its rating reduced after a Portfolio purchases the security.

MANAGEMENT

The Trust's Board of Trustees is responsible for managing the business affairs of the Trust. The Trustees meet periodically to review the affairs of the Trust and to establish certain guidelines which the Manager and Advisers are expected to follow in implementing the investment policies and objectives of the Trust. The Trustees also review the management of the Portfolios' assets by the Advisers. Information about the Trustees and executive officers of the Trust is contained in the SAI.

THE MANAGER


Met Investors Advisory, LLC (the "Manager"), 5 Park Plaza, Suite 1900, Irvine, California 92614, has overall responsibility for the general management and administration of all of the Portfolios. The Manager selects and pays the fees of the Advisers for each of the Trust's Portfolios and monitors each Adviser's investment program. The Manager is an affiliate of MetLife.

With respect to the Met/Franklin Templeton Founding Strategy Portfolio, in addition to its managerial responsibilities, the Manager is responsible for determining the asset allocation range for the Portfolio and ensuring that the allocation is consistent with the guidelines that have been approved by the Board of Trustees. The Manager will rebalance the Portfolio's holdings as deemed necessary to bring the asset allocation of the Portfolio back into alignment with its fixed percentage allocation. The Portfolio is managed by an Investment Committee composed of Elizabeth M. Forget, John Guthrie, Jr., CFA, Alan C. Leland, Jr., CFA, Thomas C. McDevitt, CIMA, Darrel A. Olson, CFA and Jeffrey L. Bernier, CIMA.

  . MS. FORGET, chair of the Committee, has been President of the Manager since December 2000, has been President and Trustee of the Trust since December 2000, has been a Senior Vice President of MetLife, Inc. since May 2007, has been President of MetLife Advisers, LLC since May 2006, and has been Trustee of Metropolitan Series Fund, Inc. and Metropolitan Series Fund II since August 2006.

  . MR. GUTHRIE, CFA, Vice President of the Manager, is also Senior Vice President of MetLife Advisers, LLC and serves on MetLife Advisers LLC's Board of Managers. He is also a Vice President of Metropolitan Life Insurance Company. Mr. Guthrie joined New England Life Insurance Company (an indirect subsidiary of MetLife, Inc.) in 1969 and has served in various positions since that time.

  . MR. LELAND, CFA, Vice President of the Manager, joined MetLife in 1974. Prior to becoming Vice President of Metropolitan Life Insurance Company in the Annuity Product Management business unit and Chief Financial Officer of MetLife Advisers, LLC, he worked in both MetLife's Investment Department and Group Pension Department.

  . MR. MCDEVITT, CIMA, Vice President of the Manager, also is a Vice President of MetLife Advisers, LLC and is primarily responsible for the oversight of the investment functions of Metropolitan Series Fund, Inc.'s subadvisers and performance analyses of Metropolitan Series Fund, Inc.'s portfolios. Mr. McDevitt joined Metropolitan Life Insurance Company in 1980 and was responsible for the development, marketing and servicing of an asset allocation and investment advisory service for group pension clients.

  . MR. OLSON, CFA, Vice President of the Manager, has been with Metropolitan Life Insurance Company for over 25 years and is a Director in the Investments Department. Currently, Mr. Olson manages the assets under MetLife's Employee Benefit Plans. In addition, Mr. Olson serves as Chief of Staff for a review board that oversees all of MetLife's use of unaffiliated managers.

  . MR. BERNIER, CIMA, joined Metropolitan Life Insurance Company in December 2007. He has been a Vice President of Metropolitan Life Insurance Company and a Vice President of the Manager since 2008. From July 2004 to December 2007 Mr. Bernier was a Director and Senior Investment Analyst of Investment Management Services for John Hancock Financial Services. From May 2000 to December 2001 Mr. Bernier was an Assistant Vice President in the Corporate and Investment Banking division of Wachovia Securities.

The SAI provides additional information about each Committee member's compensation, other accounts managed and the member's ownership of securities in the Portfolio.


As compensation for its services to the Portfolios, the Manager receives monthly compensation at an annual rate of a percentage of the average daily net assets of each Portfolio. The management fees for each Portfolio are:


PORTFOLIO                                          MANAGEMENT FEE
Met/AIM Small Cap Growth Portfolio                 0.88% of first $500 million of such assets plus
                                                   0.83% of such assets over $500 million
----------------------------------------------------------------------------------------------------------------
BlackRock Large Cap Core Portfolio                 0.625% of first $250 million of such assets plus
                                                   0.60% of such assets over $250 million up to $500 million
                                                   plus 0.575% of such assets over $500 million up to $1
                                                   billion plus 0.55% of such assets over $1 billion up to $2 billion plus 0.50% of such assets over $2 billion
----------------------------------------------------------------------------------------------------------------
Clarion Global Real Estate Portfolio               0.70% of first $200 million of such assets plus
                                                   0.65% of such assets over $200 million up to $750 million
                                                   plus 0.55% of such assets over $750 million
----------------------------------------------------------------------------------------------------------------
Met/Franklin Income Portfolio                      0.80% of first $200 million of such assets plus
                                                   0.675% of such assets over $200 million up to $500 million plus 0.65% of such assets over $500 million
----------------------------------------------------------------------------------------------------------------
Met/Franklin Mutual Shares Portfolio               0.80%
----------------------------------------------------------------------------------------------------------------
Met/Franklin Templeton Founding Strategy Portfolio 0.05%
----------------------------------------------------------------------------------------------------------------
Harris Oakmark International Portfolio             0.85% of first $100 million of such assets plus
                                                   0.80% of such assets over $100 million up to $1 billion
                                                   plus 0.75% of such assets over $1 billion
----------------------------------------------------------------------------------------------------------------
Janus Forty Portfolio                              0.65% of first $1 billion plus
                                                   0.60% of such assets over $1 billion
----------------------------------------------------------------------------------------------------------------
Lazard Mid Cap Portfolio                           0.70% of first $500 million of such assets plus
                                                   0.675% of such assets over $500 million up to $1 billion plus
                                                   0.60% of such assets over $1 billion
----------------------------------------------------------------------------------------------------------------
Lord Abbett Bond Debenture Portfolio               0.60% of first $250 million of such assets plus
                                                   0.55% of such assets over $250 million up to $500 million
                                                   plus 0.50% of such assets over $500 million up to $1 billion plus 0.45% of such assets over $1 billion
----------------------------------------------------------------------------------------------------------------
MFS(R) Research International Portfolio            0.80% of first $200 million of such assets plus
                                                   0.75% of such assets over $200 million up to $500 million
                                                   plus 0.70% of such assets over $500 million up to $1 billion plus 0.65% of such assets over $1 billion
----------------------------------------------------------------------------------------------------------------

PORTFOLIO                                  MANAGEMENT FEE
Oppenheimer Capital Appreciation Portfolio 0.65% of first $150 million of such assets plus
                                           0.625% of such assets over $150 million up to $300 million plus 0.60% of such assets over $300 million up to $500
                                           million plus 0.55% of such assets over $500 million up to
                                           $700 million plus 0.525% of such assets over $700 million up to $900 million plus 0.50% of such assets over $900 million
-------------------------------------------------------------------------------------------------------
PIMCO Inflation Protected Bond Portfolio   0.50% of first $1.2 billion of such assets plus
                                           0.45% of such assets over $1.2 billion
-------------------------------------------------------------------------------------------------------
PIMCO Total Return Portfolio               0.50% of first $1.2 billion of such assets plus
                                           0.475% of such assets over $1.2 billion
-------------------------------------------------------------------------------------------------------
RCM Technology Portfolio                   0.88% of first $500 million of such assets plus
                                           0.85% of such assets over $500 million
-------------------------------------------------------------------------------------------------------
T. Rowe Price Mid Cap Growth Portfolio     0.75% of such assets
-------------------------------------------------------------------------------------------------------
Met/Templeton Growth Portfolio             0.70% of first $100 million of such assets plus
                                           0.68% of such assets over $100 million up to $250 million
                                           plus 0.67% of such assets over $250 million up to $500
                                           million plus 0.66% of such assets over $500 million up to
                                           $750 million plus 0.65% of such assets over $750 million
-------------------------------------------------------------------------------------------------------
Third Avenue Small Cap Value Portfolio     0.75% of first $1 billion of such assets plus
                                           0.70% of such assets over $1 billion
-------------------------------------------------------------------------------------------------------


A discussion regarding the basis of the decision of the Trust's Board of Trustees' to approve the Management Agreement with the Manager and the investment advisory agreements with the Advisers is available in each Portfolio's annual or semi-annual report.

EXPENSE LIMITATION AGREEMENT


In the interest of limiting expenses of certain Portfolios until April 30, 2009, the Manager has entered into an expense limitation agreement with the Trust ("Expense Limitation Agreement"). Pursuant to that Expense Limitation Agreement, the Manager has agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses of the Portfolios set forth below, other than interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, other extraordinary expenses not incurred in the ordinary course of each Portfolio's business, with respect to Met/Franklin Templeton Founding Strategy Portfolio acquired fund fees and expenses, and amounts payable pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act, are limited to the following respective expense ratios:



                                                     TOTAL EXPENSES LIMITED TO
  PORTFOLIOS                                         (% OF DAILY NET ASSETS)
  Met/Franklin Income Portfolio                                0.90%
  Met/Franklin Mutual Shares Portfolio                         0.90%
  Met/Franklin Templeton Founding Strategy Portfolio           0.05%
  Lazard Mid Cap Portfolio                                     0.80%
  Oppenheimer Capital Appreciation Portfolio                   0.75%
  RCM Technology Portfolio                                     1.10%
  Met/Templeton Growth Portfolio                               0.80%

Each Portfolio may at a later date reimburse the Manager the management fees waived or limited and other expenses assumed and paid by the Manager pursuant to the Expense Limitation Agreement provided such Portfolio has reached a sufficient asset size to permit such reimbursement to be made without causing the total annual expense ratio of such Portfolio to exceed the percentage limits stated above. Consequently, no reimbursement by a Portfolio will be made unless: (i) the Portfolio's total annual expense ratio is less than the respective percentages stated above; and (ii) the payment of such reimbursement has been approved by the Trust's Board of Trustees.


The total amount of reimbursement to which the Manager may be entitled will equal, at any time, the sum of (i) all investment management fees previously waived or reduced by the Manager and (ii) all other payments previously remitted by the Manager to the Portfolio during any of the previous five fiscal years, less any reimbursement that the Portfolio has previously paid to the Manager with respect to (a) such investment management fees previously waived or reduced and (b) such other payments previously remitted by the Manager to the Portfolio.

THE ADVISERS

Under the terms of the agreements between each Adviser and the Manager, the Adviser will develop a plan for investing the assets of each Portfolio, select the assets to be purchased and sold by each Portfolio, select the broker-dealer or broker-dealers through which the Portfolio will buy and sell its assets, and negotiate the payment of commissions, if any, to those broker-dealers. Each Adviser follows the investment policies set by the Manager and the Board of Trustees for each of the Portfolios. Day-to-day management of the investments in each Portfolio is the responsibility of the Adviser's portfolio managers. The portfolio managers of each Portfolio are indicated below following a brief description of each Adviser. The SAI provides additional information about each committee member's or portfolio manager's compensation, other accounts managed and the person's ownership of securities in the Portfolio.

The Trust and the Manager have received an exemptive order from the Securities and Exchange Commission that permits the Manager, subject to certain conditions, and without the approval of shareholders to: (a) employ a new unaffiliated investment adviser for a Portfolio pursuant to the terms of a new investment advisory agreement, in each case either as a replacement for an existing Adviser or as an additional Adviser; (b) change the terms of any investment advisory agreement; and (c) continue the employment of an existing Adviser on the same advisory contract terms where a contract has been assigned because of a change in control of the Adviser. In such circumstances, shareholders would receive notice of such action, including the information concerning the new Adviser that normally is provided in a proxy statement.

The Manager pays each Adviser a fee based on the Portfolio's average daily net assets. No Portfolio is responsible for the fees paid to each of the Advisers.


INVESCO AIM CAPITAL MANAGEMENT, INC. ("AIM"), 11 Greenway Plaza, Suite 100, Houston, Texas 77046, is the Adviser to the Met/AIM Small Cap Growth Portfolio of the Trust. AIM has acted as an investment adviser since its organization in 1986. Today, AIM, together with its affiliates, advises or manages over 200 investment portfolios, including the Portfolio, encompassing a broad range of investment objectives. AIM is an indirect wholly owned subsidiary of AMVESCAP PLC, London, England. Total net assets under the management of AIM and its affiliates was approximately $149 billion as of December 31, 2007.


AIM uses a team approach to investment management. The members of the team who are primarily responsible for the day-to-day management of the Portfolio are:


  . JULIET S. ELLIS (lead manager), Senior Portfolio Manager, has been responsible for the Portfolio since 2004 and has been associated with AIM and/or its affiliates since 2004. From 2000 to 2004, she was Managing Director and from 1993 to 2004, she was a senior portfolio manager with JPMorgan Fleming Asset Management.

  . JUAN R. HARTSFIELD, Portfolio Manager, has been responsible for the Portfolio since 2004 and has been associated with AIM and/or its affiliates since 2004. From 2000 to 2004, he was a co-portfolio manager with JPMorgan Fleming Asset Management.

  . CLAY MANLEY, Portfolio Manager, has been responsible for the Portfolio since 2008 and has been with AIM and/or its affiliates since 2001.


  . They are assisted by the Small Cap Core/Growth Team which may be comprised of portfolio managers, research analysts and other investment professionals of AIM. Team members provide research support and make securities recommendations with respect to the Portfolio's holdings, but do not have day-to-day management responsibilities with respect to the Portfolio's holdings. Members of the Team may change from time to time.


BLACKROCK ADVISORS, LLC, 100 Bellevue Parkway, Wilmington, Delaware 19809, is the Adviser to the BlackRock Large Cap Core Portfolio of the Trust. BlackRock Advisors, LLC is a wholly-owned subsidiary of BlackRock, Inc., which is an affiliate of The PNC Financial Services Group, Inc. and Merrill Lynch & Co., Inc.

  . ROBERT C. DOLL, Jr., is the senior portfolio manager and is primarily responsible for the day-to-day management of the Portfolio and the selection of its investments. He has been the Portfolio's and its predecessor's portfolio manager since 2003. Mr. Doll has been Vice Chairman and Director of BlackRock, Inc. and Global Chief Investment Officer for Equities, Chairman of the BlackRock Retail Operating Committee and member of the BlackRock Executive Committee since 2006. Mr. Doll was President of FAM and its affiliate, Merrill Lynch Investment Managers, L.P. ("MLIM"), from 2001 to 2006. He was President and a member of the Board of the funds advised by MLIM and its affiliates from 2005 to 2006.

ING CLARION REAL ESTATE SECURITIES L.P. (the "Adviser") serves as Adviser to the Clarian Global Real Estate Portfolio of the Trust. The Adviser was founded in 1969 and is a Delaware limited partnership. The Adviser is an indirect, wholly-owned subsidiary of ING Groep, N.V. and is an affiliate of ING Investments. The Adviser's principal address is 200 King of Prussia, Radnor, PA 19087. The Adviser is in the business of providing investment advice to institutional and individual client accounts which, as of December 31, 2007, were valued in excess of $17 billion.

The following individuals are jointly responsible for the day-to-day management of the Portfolio.

  . T. RITSON FERGUSON, Chief Investment Officer ("CIO") and Portfolio Manager, has 22 years of real estate investment experience. Mr. Ferguson has managed the ING Global Real Estate Fund's portfolio since November 2001. Mr. Ferguson has served as Co-CIO and more recently CIO of the Adviser since 1991.

  . STEVEN D. BURTON, Managing Director and Portfolio Manager, is a member of the Adviser's Investment Committee and has managed the ING Global Real Estate Fund's portfolio since November 2001. He is also responsible for evaluating the investment potential of public real estate companies outside of the U.S. Mr. Burton joined the Adviser in 1995.

  . JOSEPH P. SMITH, Managing Director and Portfolio Manager, is a member of the Adviser's Investment Committee of the Adviser and has managed the ING Global Real Estate Fund's portfolio since February 2007. Mr. Smith joined ING Clarion in 1997 and has 14 years of real estate investment management experience.

PRIOR EXPERIENCE WITH COMPARABLE FUND

The Adviser became the adviser to the Clarion Global Real Estate Portfolio in April 2008. In order to provide you with information regarding the investment capabilities of the Adviser, performance information regarding the ING Global Real Estate Fund ("ING Fund") is presented. The Portfolio and the ING Fund, which is also advised by the Adviser, have substantially similar investment objectives, policies, and strategies. Management fees paid by the ING Fund are higher than the fees paid by the Portfolio. If the same level of management fees charged to the Portfolio had been charged to the ING Fund, the average annual return during the period would have been higher than the returns set forth below. Such performance information should not be relied upon as an indication of the future performance of the Portfolio because, among other things, the asset sizes and expenses of ING Fund and the Portfolio will vary.

The table below compares the ING Global Real Estate Fund's average annual compounded total returns on a before tax basis for the 1- and 5-year periods and from inception through 12/31/07 with the S&P/Citigroup World Property Index, an unmanaged index which tracks the performance of the investable universe of publicly traded property companies with more than 450 constituents from 24 countries. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index. The calculations of total return assume the reinvestment of all dividends and capital gain distributions and the deduction of all recurring expenses that were charged to shareholder accounts. These figures do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower.



         Average Annual Total Return as of 12/31/07
-----------------------------------------------------------
                                                      Since
                                     1 Year 5 Years Inception
------------------------------------ ------ ------- ---------
ING Global Real Estate Fund--Class A
 Before Taxes                        -6.87%  23.49%   20.77%*
S&P/Citigroup World Property Index   -7.27%  23.55%   20.32%*
* Inception date is 11/5/01.

FRANKLIN ADVISERS, INC. ("Franklin Advisers"), One Franklin Parkway, San Mateo, California 94403-1906, is the Adviser to the Met/Franklin Income Portfolio of the Trust. Franklin Advisers is a direct, wholly-owned subsidiary of Franklin Resources, Inc. Together, Franklin Advisers and its affiliates managed over $643 billion in assets as of December 31, 2007.

The Met/Franklin Income Portfolio is managed by a team of professionals focused on investments in debt and equity securities. The portfolio managers of the team are as follows:

  . EDWARD D. PERKS CFA, Senior Vice President. Mr. Perks joined Franklin Templeton in 1992.

  . CHARLES B. JOHNSON, Chairman of Franklin Resources, Inc. He joined Franklin Templeton in 1957.

Mr. Perks has primary responsibility for the investments of the Portfolio.

PRIOR EXPERIENCE WITH COMPARABLE FUND

The Met/Franklin Income Portfolio and the Franklin Income Fund, a retail fund which is also advised by Franklin Advisers, have substantially similar investment objectives, policies, and strategies. Since the Met/Franklin Income Portfolio commenced operations in April 2008, it does not have any operating history. In order to provide you with information regarding the investment capabilities of Franklin Advisers, performance information regarding the Franklin Income Fund is presented. Management fees paid by the Franklin Income Fund are lower than the fees to be paid by the Portfolio. If the same level of management fees charged to the Portfolio had been charged to the Franklin Income Fund, the average annual return during the period would have been lower than the returns set forth below. This result assumes that the current management fee paid by the Franklin Income Fund, as a percentage of average net assets, applied to all prior periods. Such performance information should not be relied upon as an indication of the future performance of the Portfolio because, among other things, the asset sizes and expenses of the Franklin Income Fund and the Portfolio will vary.

The table below compares the Franklin Income Fund's average annual compounded total returns for the 1-, 5- and 10-year periods through 12/31/07 with the Standard & Poor's 500 Composite Stock Index ("S&P 500 Index") and the Lehman Brothers U.S. Aggregate Index. The S&P 500 Index is a widely recognized unmanaged index that measures the stock performance of 500 large- and medium-sized companies and is often used to indicate the performance of the overall stock market. The Lehman Brothers U.S. Aggregate Index covers the U.S. investment grade fixed-rate bond market, with index components for government and corporate securities, mortgage pass-through securities and asset-backed securities. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index. The calculations of total return assume the reinvestment of all dividends and capital gain distributions and the deduction of all recurring expenses that were charged to shareholder accounts. These figures do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower.



         Average Annual Total Return as of 12/31/07
-----------------------------------------------------------
                                     1 Year 5 Years 10 Years
------------------------------------ ------ ------- --------
Franklin Income Fund--Advisor Class   5.08%  13.56%   8.60%
S&P 500 Index                         5.48%  12.82%   5.89%
Lehman Brothers U.S. Aggregate Index  6.97%   4.42%   5.97%



FRANKLIN MUTUAL ADVISERS, LLC ("Franklin Mutual"), 101 John F. Kennedy Parkway, Short Hills, New Jersey 07078, is the Adviser to the Met/Franklin Mutual Shares Portfolio of the Trust. Franklin Mutual is an indirect, wholly-owned subsidiary of Franklin Resources, Inc. Together, Franklin Mutual and its affiliates managed over $643 billion in assets as of December 31, 2007.

The following individuals are jointly responsible for the day-to-day management of the Met/Franklin Mutual Shares Portfolio:

  . PETER A. LANGERMAN, Co-Portfolio Manager. Mr. Langerman is the President and Chief Executive Officer of Franklin Mutual. He rejoined Franklin Templeton in 2005. He joined Franklin Templeton in 1996, serving in various capacities, including President and Chief Executive Officer of Franklin Mutual and a member of the management team of the Franklin Mutual Series Fund, Inc., including the Mutual Shares Fund, before leaving in 2002 and serving as director of New Jersey's Division of Investment, overseeing employee pension funds.

  . F. DAVID SEGAL CFA, Co-Portfolio Manager. He joined Franklin Templeton in 2002.

  . DEBORAH A. TURNER CFA, Assistant Portfolio Manager. She joined Franklin Templeton in 1996.

Messrs. Langerman and Segal have primary responsibility for the investments of the Portfolio. Ms. Turner provides research and advice on the purchases and sales of individual securities and portfolio risk assessment.

PRIOR EXPERIENCE WITH COMPARABLE FUND

The Met/Franklin Mutual Shares Portfolio and the Mutual Shares Fund, a retail fund which is also advised by Franklin Mutual, have substantially similar investment objectives, policies, and strategies. Since the Met/Franklin Mutual Shares Portfolio commenced operations in April 2008, it does not have any operating history. In order to provide you with information regarding the investment capabilities of Franklin Mutual, performance information regarding the Mutual Shares Fund is presented. Management fees paid by the Mutual Shares Fund are lower than the fees to be paid by the Portfolio. If the same level of management fees charged to the Portfolio had been charged to the Mutual Shares Fund, the average annual return during the period would have been lower than the returns set forth below. This result assumes that the current management fee paid by the Mutual Shares Fund, as a percentage of average net assets, applied to all prior periods. Such performance information should not be relied upon as an indication of the future performance of the Portfolio because, among other things, the asset sizes and expenses of the Mutual Shares Fund and the Portfolio will vary.

The table below compares the Franklin Income Fund's average annual compounded total returns for the 1-, 5- and 10-year periods through 12/31/07 with the S&P 500 Index. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index. The calculations of total return assume the reinvestment of all dividends and capital gain distributions and the deduction of all recurring expenses that were charged to shareholder accounts. These figures do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower.



    Average Annual Total Return as of 12/31/07
--------------------------------------------------
                            1 Year 5 Years 10 Years
--------------------------- ------ ------- --------
Mutual Shares Fund--Class Z  3.30%  14.25%   9.26%
S&P 500 Index                5.48%  12.82%   5.89%



HARRIS ASSOCIATES L.P. ("Harris"), Two North La Salle Street, Suite 500, Chicago, Illinois 60602, is the Adviser to the Harris Oakmark International Portfolio of the Trust. Harris is a Delaware limited partnership organized in 1995. The general partnership interest in Harris is owned by Harris Associates Inc., which in turn is a wholly-owned subsidiary of Paris-based Natixis Global Asset Management L.P. Together with its predecessor, Harris has managed mutual funds since 1970 and manages more than $65.7 billion of assets as of December 31, 2007.


  . DAVID G. HERRO, CFA, Partner and Chief Investment Officer-International, and ROBERT A. TAYLOR, CFA, Partner and Director of International Research, manage the Portfolio. Mr. Herro joined Harris in 1992 as a portfolio manager and analyst. Mr. Taylor joined Harris in 1994 as an International Analyst.


JANUS CAPITAL MANAGEMENT LLC ("Janus"), 151 Detroit Street, Denver, Colorado 80206, is the Adviser to the Janus Forty Portfolio of the Trust. Janus (together with its predecessors) has served as an investment adviser since 1969 and serves as investment adviser or sub-adviser to Separately Man-aged Accounts, Mutual Funds, as well as Commingled Pools or private funds, and Wrap Fee Accounts. Janus is a direct subsidiary of Janus Capital Group Inc. ("JCGI"), a publicly traded company with principal operations in financial asset management businesses. JCGI owns approximately 95% of Janus, with the remaining 5% held by Janus Management Holdings Corporation. As of December 31, 2007, JCGI had approximately $206.7 billion in assets under management.

RON SACHS, CFA, manages the Janus Forty Portfolio, which he has managed since January 2008. Mr. Sachs is also Portfolio Manager of other Janus accounts. Mr. Sachs joined Janus in 1996 as a research analyst, and has acted as a Portfolio Manager of other Janus-advised mutual funds since June 2000. Mr. Sachs holds a Bachelor's degree (cum laude) in Economics from Princeton and a law degree from the University of Michigan. He holds the Chartered Financial Analyst designation.

LAZARD ASSET MANAGEMENT LLC, 30 Rockefeller Plaza, New York, New York 10112-6300, ("Lazard") serves as the Adviser to the Lazard Mid Cap Portfolio of the Trust. Lazard is a wholly-owned subsidiary of Lazard, Ltd., Clarendon House, 2 Church Street, Hamilton HM 11, Bermuda. Lazard and its global affiliates provide investment management services to client discretionary accounts with assets totaling approximately $126.9 billion as of December 31, 2007. Its clients are both individuals and institutions, some of whose accounts have investment policies similar to those of the Portfolio.


The following individuals are jointly responsible for managing the Portfolio:

  . CHRISTOPHER BLAKE, Managing Director, Portfolio/Analyst. Christopher Blake is a Managing Director of Lazard and a Portfolio Manager/Analyst for the U.S. Mid Cap and Strategic Equity portfolios (including the North American Equity Fund, the brand name of the U.S. Strategic Equity offshore fund). He joined Lazard in 1995. Mr. Blake was a Lazard Research Analyst covering the consumer sector, and beginning in 1996, was a Research Analyst on the U.S. Small Cap team.

  . GARY BUESSER, CFA, Director, Portfolio Manager. He is a Portfolio Manager for the U.S. Mid Cap and Strategic Equity portfolios. Prior to joining the Lazard in 2000, Mr. Buesser worked for Evergreen Funds, SG Cowen, Shearson Lehman Brothers, and Kidder Peabody. He began working in the investment field in 1983.

  . ROBERT A. FAILLA, CFA, Director, Portfolio Manager. Robert Failla is a Senior Vice President of Lazard, and a Portfolio Manager for the U.S. Mid Cap and Strategic Equity portfolios. Prior to joining Lazard in 2003,
     Mr. Failla was associated with AllianceBernstein, where he worked as a Portfolio Manager on a large-cap and all-cap product. He began working in the investment field in 1993.

  . ANDREW LACEY, Deputy Chairman, U.S. and Global Products. Andrew Lacey is a Deputy Chairman of Lazard for U.S. and Global products. He is also a portfolio manager on the U.S. Equity, U.S. Equity Select, U.S. Equity Value, U.S. Mid Cap, and U.S. Strategic products. Mr. Lacey become a full-time member of the equity team in 1996.

PRIOR EXPERIENCE WITH COMPARABLE FUND


The Lazard Mid Cap Portfolio and the Lazard Mid Cap Fund, which is also advised by Lazard, have substantially similar investment objectives, policies, and strategies. Lazard began managing the Portfolio in December 2005. In order to provide you with information regarding the investment capabilities of Lazard, performance information regarding the Lazard Mid Cap Fund is presented. Management fees paid by the Lazard Mid Cap Fund are greater than the fees paid by the Portfolio. If the same level of management fees charged to the Portfolio had been charged to the Lazard Mid Cap Fund, the average annual return during the period would have been higher than the returns set forth below. This result assumes that the current management fee paid by the Lazard Mid Cap Fund, as a percentage of average net assets, applied to all prior periods. Such performance information should not be relied upon as an indication of the future performance of the Portfolio because, among other things, the asset sizes and expenses of Lazard Mid Cap Fund and the Portfolio will vary.

The table below compares the Lazard Mid Cap Fund's average annual compounded total returns for the 1-, 5- and 10-year periods through 12/31/07 with the S&P Mid Cap 400 Index, an unmanaged index which measures the performance of mid-sized companies and covers approximately 7% of the U.S. equities market. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index. The calculations of total return assume the reinvestment of all dividends and capital gain distributions and the deduction of all recurring expenses that were charged to shareholder accounts. These figures do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower.


          Average Annual Total Return as of 12/31/07
-------------------------------------------------------------
                                         1 Year 5 Year 10 Year
---------------------------------------- ------ ------ -------
Lazard Mid Cap Fund--Institutional Class -2.93% 14.38%   9.61%
S&P Mid Cap 400 Index                     7.98% 16.20%  11.19%



LORD, ABBETT & CO. LLC ("Lord Abbett"), 90 Hudson Street, Jersey City, New Jersey 07302, is the Adviser to the Lord Abbett Bond Debenture Portfolio of the Trust. Founded in 1929, Lord Abbett manages one of the nation's oldest mutual fund complexes, with assets under management of approximately $110 billion in mutual funds and other advisory accounts as of December 31, 2007.

  . Lord Abbett uses a team of investment managers and analysts acting together to manage the Portfolio's investments. CHRISTOPHER J. TOWLE, Partner and Investment Manager of Lord Abbett, heads the team and is primarily responsible for the day-to-day management of the Portfolio. Mr. Towle joined Lord Abbett in 1987, is the holder of a Chartered Financial Analyst designation and has been in the investment business since 1980. He has been a member of the team since 1993.

MASSACHUSETTS FINANCIAL SERVICES COMPANY ("MFS"), 500 Boylston Street, Boston, Massachusetts 02116, is the Adviser to the MFS(R) Research International Portfolio of the Trust. MFS is America's oldest mutual fund organization. MFS is a subsidiary of Sun Life of Canada (U.S.) Financial Services Holdings, Inc., which in turn is an indirect majority-owned subsidiary of Sun Life Financial Inc. (a diversified financial services company). MFS and its predecessor organizations have a history of money management dating from 1924 and the founding of the first mutual fund, Massachusetts Investors Trust. Net assets under the management of the MFS organization were approximately $198 billion as of December 31, 2007.


  . The Portfolio is managed by a committee of research analysts under the general supervision of THOMAS MELENDEZ and JOSE LUIS GARCIA.


  . MR. MELENDEZ, an investment officer of MFS, joined MFS in 2002 as an associate portfolio manager with more than ten years experience, including three years as an Emerging Market Product Specialist for Schroders North America, two years as a General Manager for Schroders Argentina and three years as a Vice President, Latin American Fund Manager for Schroders Capital Management International, London.

  . MR. GARCIA, an investment officer of MFS and global equity research analyst, joined MFS in 2002. Prior to joining MFS, Mr. Garcia was Chief Executive Officer of Telefonica B2B in Mexico City for two years and for two years prior to that position, Principal of Texas Pacific Group.

OPPENHEIMERFUNDS, INC. ("Oppenheimer"), Two World Financial Center, 225 Liberty Street, 11th Floor, New York, New York 10281, is the Adviser to the Oppenheimer Capital Appreciation Portfolio of the Trust. Oppenheimer has been an investment adviser since January 1960. Oppenheimer (including affiliates) managed more than $260 billion in assets as of December 31, 2007, including other Oppenheimer funds with more than 6 million shareholder accounts.

  .  MARC L. BAYLIN, CFA, acts as manager of the Portfolio.


  . MR. BAYLIN joined Oppenheimer on September 6, 2005 as a Vice President. Prior to joining Oppenheimer, he was Managing Director and Lead Portfolio Manager at JP Morgan Fleming Investment Management from June 2002 to August 2005 and was a Vice President of T. Rowe Price where he was an analyst from June 1993 and a portfolio manager from March 1999 to June 2002.


PACIFIC INVESTMENT MANAGEMENT COMPANY LLC ("PIMCO"), 840 Newport Center Drive, Newport Beach, California 92660, is the Adviser to the PIMCO Inflation Protected Bond and PIMCO Total Return Portfolios of the Trust. PIMCO, a Delaware limited liability company, is a majority-owned subsidiary of Allianz Global Investors of America L.P. ("AGI LP"). Allianz SE is the indirect majority owner of AGI LP. Allianz SE is a European-based, multinational insurance and financial services holding company. As of December 31, 2007, PIMCO had approximately $746.3 billion in assets under management.


PIMCO INFLATION PROTECTED BOND PORTFOLIO


  . MIHIR WORAH is an Executive Vice President, portfolio manager, and member of the government and derivatives desk. He joined PIMCO in 2001 as a member of the analytics team and worked on term structure modeling and options pricing.


PIMCO TOTAL RETURN PORTFOLIO


  . WILLIAM H. GROSS, CFA, Managing Director and co-chief investment officer, was a founding partner of PIMCO in 1971.

RCM CAPITAL MANAGEMENT LLC ("RCM"), a subsidiary of AGI LP, Suite 2900, Four Embarcadero Center, San Francisco, California 94111, is the Adviser to the RCM Technology Portfolio of the Trust. Originally founded in 1970, RCM provides investment management and advisory services to private accounts of institutional and individual clients and to mutual funds. RCM is an indirect subsidiary of Allianz AG. As of December 31, 2007, RCM had over $19.8 billion in assets under management.


  . WALTER C. PRICE, CFA, Co-Portfolio Manager, is a Managing Director and Senior Analyst on the Global Technology Team. Mr. Price joined RCM in 1974.




T. ROWE PRICE ASSOCIATES, INC. ("T. Rowe Price"), 100 East Pratt Street, Baltimore, Maryland 21202, is the Adviser to the T. Rowe Price Mid Cap Growth Portfolio of the Trust. T. Rowe Price was founded in 1937. As of December 31, 2007, T. Rowe Price and its affiliates managed over $400 billion in assets for individual and institutional investor accounts. T. Rowe Price is a wholly-owned subsidiary of T. Rowe Price Group, Inc., a publicly traded financial services holding company.

  . The investment management decisions for the Portfolio are made by an Investment Advisory Committee. BRIAN W. H. BERGHUIS acts as Chairman of the Committee. The Committee Chairman has day-to-day responsibility for managing the Portfolio and works with the Committee in developing and executing the Portfolio's investment program. Mr. Berghuis has been chairman of the T. Rowe Price Mid-Cap Growth Fund's committee since 1992. He joined T. Rowe Price in 1985 and has been managing investments since 1988.


TEMPLETON GLOBAL ADVISORS LIMITED ("Templeton"), Lyford Cay, Nassau, Bahamas, is the Adviser to the Met/Templeton Growth Portfolio of the Trust. Templeton is an indirect, wholly-owned subsidiary of Franklin Resources, Inc. Together, Templeton and its affiliates managed over $643 billion in assets as of December 31, 2007.

The Met/Templeton Growth Portfolio is managed by a team of professionals focused on investments in equity securities. The portfolio managers of the team are as follows:

  . LISA F. MYERS CFA, Senior Vice President of Templeton. Ms. Myers provides research and advice on purchases and sales of individual securities and portfolio risk assessment. She joined Franklin Templeton in 1996.

  . TUCKER SCOTT CFA, Executive Vice President of Templeton. Mr. Scott provides research and advice on the purchases and sales of individual securities, and portfolio risk assessment. He joined Franklin Templeton in 1996.

  . CYNTHIA L. SWEETING CFA, President of Templeton. She joined Franklin Templeton in 1997.

Ms. Sweeting has primary responsibility for the investments of the Fund. She has authority over all aspects if the Fund's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio risk assessment, and the management requirements. The degree to which she may perform these functions, and the nature of these functions, may change from time to time.

PRIOR EXPERIENCE WITH COMPARABLE FUND

The Met/Templeton Growth Portfolio and the Templeton Growth Fund, Inc., a retail fund which is also advised by Franklin Mutual, have substantially similar investment objectives, policies, and strategies. Since the Met/Templeton Growth Portfolio commenced operations in April 2008, it does not have any operating history. In order to provide you with information regarding the investment capabilities of Templeton, performance information regarding the Templeton Growth Fund, Inc. is presented. Management fees paid by the Templeton Growth Fund, Inc. are lower than the fees to be paid by the Portfolio. If the same level of management fees charged to the Portfolio had been charged to the Templeton Growth Fund, Inc., the average annual return during the period would have been lower than the returns set forth below. This result assumes that the current management fee paid by the Templeton Growth Fund, Inc., as a percentage of average net assets, applied to all prior periods. Such performance information should not be relied upon as an indication of the future performance of the Portfolio because, among other things, the asset sizes and expenses of the Templeton Growth Fund, Inc. and the Portfolio will vary.

The table below compares the Templeton Growth Fund, Inc.'s average annual compounded total returns for the 1-, 5- and 10-year periods through 12/31/07 with the MSCI World Index, a free float-adjusted, market capitalization-weighted index designed to measure equity market performance in global developed markets. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index. The calculations of total return assume the reinvestment of all dividends and capital gain distributions and the deduction of all recurring expenses that were charged to shareholder accounts. These figures do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower.



            Average Annual Total Return as of 12/31/07
-----------------------------------------------------------------
                                           1 Year 5 Years 10 Years
------------------------------------------ ------ ------- --------
Templeton Growth Fund, Inc.--Advisor Class  2.44%  16.20%   9.72%
MSCI World Index                            9.57%  17.53%   7.45%



THIRD AVENUE MANAGEMENT LLC ("Third Avenue"), 622 Third Avenue, New York,
New York 10017, is the Adviser for the Third Avenue Small Cap Value Portfolio of the Trust. Third Avenue is an indirect, majority owned subsidiary of Affiliated Managers Group, Inc. Third Avenue or its predecessor entity has been an investment adviser for mutual funds since its organization in 1986 and as of December 31, 2007 had over $27 billion in assets under management.


  . CURTIS JENSEN, Co-Portfolio Manager and Co-Chief Investment Officer of Third Avenue. Mr. Jensen has been employed by Third Avenue and its predecessor since 1995 as a portfolio manager and senior research analyst. He has been co-manager of the Third Avenue Small-Cap Value Fund since its inception and became sole manager of that Fund in May 2001.

  . IAN LAPEY, Co-Portfolio Manager. Mr. Lapey has been employed by Third Avenue and its predecessor since 2001 as a portfolio manager and senior research analyst. Prior to joining Third Avenue, Mr. Lapey was an equity research analyst with Credit Suisse First Boston from 1997 to 2001.

  . KATHLEEN CRAWFORD, Assistant Portfolio Manager, has been employed by Third Avenue since 2003 as a research analyst. Previously, Ms. Crawford was an equity research associate for Alliance Capital Management.


DISTRIBUTION PLANS

Each Portfolio has adopted for its Class B and Class E shares a plan pursuant to Rule 12b-1 under the 1940 Act (the "Plan") and pursuant to the Plan, entered into a Distribution Agreement with MetLife Investors Distribution Company, located at 5 Park Plaza, Suite 1900, Irvine, California 92614. MetLife Investors Distribution Company is an affiliate of the Manager, and serves as principal underwriter for the Trust. The Plan permits the use of Trust assets to help finance the distribution of the shares of the Portfolios. Under the Plan, the Trust, on behalf of the Portfolios, is permitted to pay to various service providers up to 0.50% for Class B shares and up to 0.25% for Class E shares of the average daily net assets of each Portfolio allocated, as applicable, to Class B and Class E shares as payment for services rendered in connection with the distribution of the shares of the Portfolios. Currently, payments with respect to Class B shares and Class E shares are limited to 0.25% and 0.15% respectively, of average net assets, which amount may be increased to the full Plan amount by the Trustees of the Trust without shareholder approval. Because these fees are paid out of Trust assets on an on-going basis, over time these costs will increase the cost of your investment and may cost you more than other types of sales charges.

YOUR INVESTMENT

SHAREHOLDER INFORMATION

The separate accounts of MetLife are the record owners of the Portfolios' shares. Any reference to the shareholder in this Prospectus technically refers to those separate accounts and not to you, the Contract owner. The legal rights of you, the Contract owner, are different from the legal rights of the record owner.

However, MetLife is required to solicit instructions from Contract owners when voting on shareholder issues. Any voting by MetLife as shareholder would therefore reflect the actual votes of Contract owners. Neither the Securities and Exchange Commission nor MetLife requires any specific minimum percentage of Contract owners to vote in order for MetLife to echo vote the remaining unvoted votes. MetLife seeks to obtain a reasonable level of turnout given the particular voting trend. MetLife may use various methods of encouraging Contract owners to vote, including additional solicitations. The practice of echo voting means that a minority of Contract owners may, in practice, determine whether an item passes or fails. Please see "Voting Rights" in the prospectus for the Contracts accompanying this Prospectus for more information on your voting rights.

DISCLOSURE OF PORTFOLIO HOLDINGS

Shares of the Trust are offered only to separate accounts of the Insurance Companies. The following information is generally made available on one or more of the Insurance Company websites (including www.metlifeinvestors.com): (i) the ten largest portfolio holdings of each Portfolio; (ii) unless the Adviser has objected, the percentage of the Portfolio's net assets that each of the portfolio holdings represents; and (iii) the percentage of the Portfolio's net assets that these holdings represent in the aggregate. Unless the Adviser has objected, this information is posted on the website as early as on or about the tenth business day following the calendar quarter and no later than on or about the first business day of the second month following the calendar quarter. The Trust may exclude any portion of these holdings from the posting when deemed in the best interest of the Trust. These postings generally remain until replaced by new postings as described above. For these purposes, a Portfolio's ten largest portfolio holdings are not considered to include swaps, futures, or forward currency transactions or transactions transmitted to the Trust's custodian after certain established cut-off times.

A description of the Portfolios' policies and procedures with respect to the disclosure of the Portfolios' portfolio securities is available in the SAI.

DIVIDENDS, DISTRIBUTIONS AND TAXES

DIVIDENDS AND DISTRIBUTIONS

Each Portfolio intends to distribute substantially all of its net investment income, if any. Each Portfolio distributes its dividends from its net investment income to MetLife's separate accounts at least once a year and not to you, the Contract owner. These distributions are in the form of additional shares and not cash. The result is that a Portfolio's investment performance, including the effect of dividends, is reflected in the cash value of the Contracts. Please see the Contract prospectus accompanying this Prospectus for more information.

All net realized long- or short-term capital gains of each Portfolio are also declared once a year and reinvested in the Portfolio.

TAXES

Please see the Contract prospectus accompanying this Prospectus for a discussion of the tax impact on you resulting from the income taxes the separate accounts owe as a result of their ownership of a Portfolio's shares and their receipt of dividends and capital gains.

Each Portfolio expects to qualify and to continue to qualify as a regulated investment company under Subchapter M of the Code. As qualified, a Portfolio is not subject to federal income tax on that part of its taxable income that it distributes to you. Taxable income consists generally of net investment income, and any capital gains. It is each Portfolio's intention to distribute all such income and gains.

Shares of each Portfolio are currently offered only to the separate accounts of MetLife. Separate accounts are insurance company separate accounts that fund life insurance policies and annuity contracts. Under the Code, an insurance company pays no tax with respect to income of a qualifying separate account when the income is properly allocable to the value of eligible variable annuity or variable life insurance contracts. For a discussion of the taxation of life insurance companies and the separate accounts, as well as the tax treatment of the policies and annuity contracts and the holders thereof, see the discussion of federal income tax considerations included in the prospectus for the Contracts.

Section 817(h) of the Code and the regulations thereunder impose "diversification" requirements on the assets underlying a Contract. Each Portfolio intends to maintain diversification which will allow each Contract to satisfy these requirements. These requirements are in addition to the diversification requirements imposed on each Portfolio by Subchapter M and the 1940 Act. Technically, the section 817(h) requirements provide that, with limited exceptions, as of the end of each calendar quarter or within thirty days thereafter no more than 55% of the assets underlying a Contract may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments, and no more than 90% by any four investments. For this purpose, an investment in a Portfolio is treated not as a single investment but as an investment in each asset owned by the Portfolio, so long as shares of the Portfolio are owned only by separate accounts of insurance companies, by qualified pension and retirement plans, and by a limited class of other investors. The Portfolios are and will be so owned. Thus so long as each Portfolio meets the section 817(h) diversification tests, each Contract will also meet those tests. See the prospectus for the Contracts.

The foregoing is only a summary of some of the important federal income tax considerations generally affecting a Portfolio and you; see the SAI for a more detailed discussion. You are urged to consult your tax advisers.

REPORT TO POLICYHOLDERS

The fiscal year of each Portfolio ends on December 31 of each year. The Trust will send to you, at least semi-annually, reports which show the Portfolios' composition and other information. An annual report, with audited information, will be sent to you each year.

SALES AND PURCHASES OF SHARES


The Trust does not sell its shares directly to the public. The Trust continuously sells Class A shares, Class B shares and Class E shares of the Portfolios, as applicable, only to the separate accounts of MetLife to fund Contracts. The Trust could also offer shares to other separate accounts of other insurers if approved by the Board of Trustees.


PURCHASE AND REDEMPTION OF SHARES

MetLife Investors Distribution Company is the principal underwriter and distributor of the Trust's shares. MetLife Investors Distribution Company places orders for the purchase or redemption of shares of each Portfolio based on, among other things, the amount of net Contract premiums or purchase payments transferred to the separate accounts, transfers to or from a separate account investment division and benefit payments to be effected on a given date pursuant to the terms of the Contract. Such orders are effected, without sales charge, at the net asset value per share for each Portfolio determined on that same date. The Trust reserves the right to reject or limit all or part of any purchase or exchange order for any reason.

The Portfolios are available as investment options under a number of different variable insurance products, many of which do not limit the number of transfers among the available underlying funds. A large number of transfers could raise transaction costs for a Portfolio and could require the Adviser to maintain increased cash reserves, which could harm performance in rising markets.


Shares of the Portfolios are sold and redeemed at their net asset value without the imposition of any sales commission or redemption charge. Class A shares are not subject to a Rule 12b-1 fee. Class B and Class E shares are subject to a Rule 12b-1 fee of 0.25% and 0.15%, respectively, of average daily net assets. (However, certain sales or other charges may apply to the Contract, as described in the Contract prospectus.) Under certain circumstances, redemption proceeds may be paid in securities or other property rather than in cash if the Manager determines it is in the best interests of the Trust.


MARKET TIMING

The Trust's Board of Trustees has adopted certain procedures, described below, to discourage certain types of trading in Portfolio shares that may be harmful to long-term investors, specifically (i) trading that is designed to exploit pricing inefficiencies and thereby dilute the returns of long-term investors; or (ii) frequent trading by an investor that generates sufficiently volatile cash flows to be disruptive to a portfolio manager's ability to manage a Portfolio's assets ((i) or (ii), "market timing"). The Trust is not intended for investment by market timers. The Trust does not knowingly accommodate market timing in any Portfolio and, to the Trust's knowledge, there are no arrangements currently in place that are designed to permit any contract owner to engage in market timing. As discussed above, the Trust reserves the right to reject or limit all or part of any purchase or exchange order for any reason.


The Trust requires that the insurance company separate accounts that invest in the Portfolios have in place policies and procedures reasonably designed to detect and deter market timing in the separate accounts by contract owners. In addition, the Manager monitors cash flows of certain Portfolios identified as presenting pricing inefficiencies that could potentially be exploited by market timers, and, with respect to each Portfolio, conducts certain tests to help detect cash outflows or cash flow volatility that may be disruptive to a portfolio manager's ability to manage the Portfolio. If, based on such monitoring, the Manager believes (i) that a Portfolio's cash flows may reflect a pattern of market timing or (ii) that a Portfolio's cash flows may reflect frequent trading that is disruptive to the management of the Portfolio and it is appropriate given the context of the cash flow volatility (e.g., type of Portfolio, amount of assets), the Manager will refer the matter to the appropriate insurance company or companies.

Further, in accordance with Rule 22c-2 under the 1940 Act, the Trust has contracted with insurance separate accounts to enable it to request and receive information regarding transactions in the shares of the Trust's Portfolios and limit transactions that violate the Trust's policies on market timing.


If the Trust finds that any insurance company has in place inadequate policies and procedures, with respect to a particular separate account, to detect and deter market timing in Portfolio shares and there is evidence of market timing in that separate account, the Trust or any of its Portfolios may be discontinued as an investment option of that separate account. In such an event, all contract owners of such separate account would no longer be able to make new investments in the Trust or any of its Portfolios. The Trust reserves the right to modify this policy, including any procedures established from time to time to effectuate this policy, at any time without notice.

LIMITATIONS ON THE TRUST'S ABILITY TO DETECT AND DETER MARKET TIMING

The Portfolios are available as investment options under a number of different variable insurance products. Owners of these variable insurance products transfer value among sub- accounts of the insurance company separate accounts by contacting the insurance companies. The resulting purchases and redemptions of Portfolio shares are made through omnibus accounts of the insurance companies. The right of an owner of such a variable insurance product to transfer among sub-accounts is governed by a contract between the insurance company and such owner. Many of these contracts do not limit the number of transfers among the available underlying funds that a contract owner may make. The terms of these contracts, the presence of financial intermediaries (including the insurance companies) between the Trust and contract owners, the utilization of omnibus accounts by these intermediaries and other factors such as state insurance laws may limit the Trust's ability to detect and deter market timing. Multiple tiers of such financial intermediaries may further compound the Trust's difficulty in detecting and deterring such market timing activities.

RISKS ASSOCIATED WITH MARKET TIMING GENERALLY

While the Trust will try to detect and deter market timing by utilizing the procedures described above, these procedures may not be successful in identifying or deterring market timing. By realizing profits through short-term trading, contract owners that engage in market timing activities may dilute the value of shares held by long-term investors. Cashflow volatility resulting from frequent trading of Portfolio shares, especially involving large dollar amounts, may disrupt a portfolio manager's ability to manage the Portfolio's assets. Frequent trading may be disruptive if it makes it difficult for a Portfolio to implement its long-term investment strategies, for example by causing the Portfolio to maintain a higher level of its assets in cash to accommodate such frequent trading. Frequent trading may also be disruptive if it forces a Portfolio to sell portfolio securities at inopportune times to raise cash to accommodate such trading activity. In addition, frequent trading may cause a Portfolio to incur increased expenses. For example, as a result of such frequent trading, a Portfolio may be forced to liquidate investments and thereby incur increased brokerage costs and realization of taxable capital gains without attaining any investment advantage. All of these factors may adversely affect Portfolio performance.

Associated with an investment in a Portfolio that itself invests in securities that are, for example, thinly traded, traded infrequently, or relatively less liquid is the risk that the current market price for the securities may not accurately reflect current market values. A market timer may seek to engage in strategies designed to take advantage of these pricing differences ("price arbitrage") and thereby dilute the returns of long-term investors. Portfolios that may be adversely affected by price arbitrage include those Portfolios that significantly invest in small cap equity securities and in certain fixed-income securities, such as high yield bonds.

A Portfolio that invests significantly in foreign securities may be particularly susceptible to strategies designed to exploit pricing inefficiencies. This is because foreign securities are typically traded on markets that close well before the time a Portfolio calculates its net asset value (typically at 4:00 p.m. Eastern Time), which gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities. The time zone differences among international stock markets can allow a market timer engaging in certain strategies to exploit differences in Portfolio share prices that are based on closing prices of foreign securities established some time before the Portfolio calculates its own share price (a type of price arbitrage referred to as "time zone arbitrage"). As discussed more fully below, the Trust has procedures, referred to as fair value pricing, that allow the Trust to adjust closing market prices of foreign securities to reflect what is believed to be the fair value of those securities at the time a Portfolio calculates its net asset value. While there is no assurance, the Portfolios expect that the use of fair value pricing will reduce a market timer's ability to engage in time zone arbitrage to the detriment of Portfolio shareholders.

VALUATION OF SHARES


Each Portfolio's net asset value ("NAV") per share is ordinarily determined once daily, as of the close of the regular session of business on the New York Stock Exchange (NYSE) (usually at 4:00 p.m., Eastern Time), on each day the NYSE is open. To the extent that the Portfolio's assets are traded in other markets when the NYSE is closed, the value of the Portfolio's assets may be effected on days when the Trust is not open for business. In addition, trading in some of the Portfolio's assets may not occur when the Trust is open for business.

NAV of a Portfolio share is computed by dividing the value of the net assets of the Portfolio by the total number of shares outstanding in the Portfolio. Share prices for any transaction are those next calculated after receipt of an order.


Except for money market instruments maturing in 60 days or less and foreign securities as discussed below, securities held by the Portfolios are valued at market value. If market values are not readily available, or if available market quotations are not reliable, securities are priced at their fair value as determined by the Valuation Committee of the Trust's Board of Trustees using procedures approved by the Board of Trustees. The Portfolios may use fair value pricing if the value of a security has been materially affected by events occurring before the Portfolio's calculation of NAV but after the close of the primary markets on which the security is traded. The Portfolios may also use fair value pricing if reliable market quotations are unavailable due to infrequent trading or if trading in a particular security was halted during the day and did not resume prior to the Portfolios' calculation of NAV. The use of fair value pricing has the effect of valuing a security based upon the price a Portfolio might reasonably expect to receive if it sold that security but does not guarantee that the security can be sold at the fair value price. Further, because of the inherent uncertainty of fair valuation, a fair valuation price may differ significantly from the value that would have been used had a ready market for the investment existed, and these differences could be material. With respect to any portion of a Portfolio's assets that is invested in other open-end investment companies, that portion of the Portfolio's NAV is calculated based on the NAV of that investment company. The prospectus for the other investment company explains the circumstances and effects of fair value pricing for that investment company.

Each Portfolio has retained a third party pricing service to automatically fair value each of its investments that is traded principally on a foreign exchange or market, subject to adjustment by the Trust's Valuation Committee. The Valuation Committee will regularly monitor and review the services provided by the pricing service to the Portfolios and periodically report to the Board on the pricing services' performance.

Money market instruments maturing in 60 days or less are valued on the amortized cost basis.

FINANCIAL HIGHLIGHTS


The following financial highlights tables are intended to help you understand each Portfolio's Class A shares, Class B shares and Class E shares financial performance for the past 5 years (or for its period of operation in the case of Portfolios that have operated for less than 5 years). Certain information reflects financial results for a single Portfolio share. Total return in each table shows how much an investment in a Portfolio would have increased (or decreased) during each period (assuming reinvestment of all dividends and distributions). This information, except with respect to BlackRock Large Cap Core Portfolio and Janus Forty Portfolio has been audited by Deloitte & Touche LLP, whose report is included in the Annual Report of each Portfolio, which are available upon request. The information for the years ended December 31, 2007, December 31, 2006 and December 31, 2005, in the case of BlackRock Large Cap Core Portfolio and Janus Forty Portfolio has been audited by Deloitte & Touche LLP. For the years 2003 and 2004, other independent accountants have audited this information with respect to BlackRock Large Cap Core Portfolio and Janus Forty Portfolio.



                                             MET/AIM SMALL CAP GROWTH PORTFOLIO



                                                         FOR THE YEARS ENDED DECEMBER 31,
                                                      ---------------------------------------
CLASS A                                               2007(A) 2006(A) 2005(A) 2004(A) 2003(A)
---------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                   $13.53  $13.66  $12.84  $12.03   $8.65
                                                      ------- ------- ------- ------- -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT LOSS                                    (0.06)  (0.08)  (0.07)  (0.09)  (0.08)
NET REALIZED AND UNREALIZED GAINS                        1.60    1.97    1.18    0.90    3.46
                                                      ------- ------- ------- ------- -------
TOTAL FROM INVESTMENT OPERATIONS                         1.54    1.89    1.11    0.81    3.38
                                                      ------- ------- ------- ------- -------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                       --      --      --      --      --
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS          (0.21)  (2.02)  (0.29)      --      --
                                                      ------- ------- ------- ------- -------
TOTAL DISTRIBUTIONS:                                   (0.21)  (2.02)  (0.29)      --      --
                                                      ------- ------- ------- ------- -------
NET ASSET VALUE, END OF PERIOD                         $14.86  $13.53  $13.66  $12.84  $12.03
                                                      ------- ------- ------- ------- -------
TOTAL RETURN                                           11.40%  13.91%   8.59%   6.73%  39.08%
                                                      ------- ------- ------- ------- -------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                $587.1  $329.3  $215.4   $92.5    $6.2
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES**                                              0.92%   0.97%   0.99%   1.03%   1.04%
NET INVESTMENT LOSS                                   (0.42)% (0.58)% (0.53)% (0.74)% (0.78)%
PORTFOLIO TURNOVER RATE                                 33.6%   56.4%   74.8%   94.9%   29.8%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                0.92%   0.98%  0.96%*  1.02%*   1.16%

--------------------------------------------------------------------------------

* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
** Prior to 05/01/2003, broker rebates were excluded from the calculation of the expense limitation.
(a) Net investment loss per share was calculated using average shares outstanding.

  MET/AIM SMALL CAP GROWTH PORTFOLIO



                                                         FOR THE YEARS ENDED DECEMBER 31,
                                                      ---------------------------------------
CLASS B                                               2007(A) 2006(A) 2005(A) 2004(A) 2003(A)
---------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                   $13.39  $13.51  $12.74  $11.97   $8.62
                                                      ------- ------- ------- ------- -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT LOSS                                    (0.10)  (0.11)  (0.10)  (0.12)  (0.11)
NET REALIZED AND UNREALIZED GAINS                        1.58    2.01    1.16    0.89    3.46
                                                      ------- ------- ------- ------- -------
TOTAL FROM INVESTMENT OPERATIONS                         1.48    1.90    1.06    0.77    3.35
                                                      ------- ------- ------- ------- -------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                       --      --      --      --      --
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS          (0.21)  (2.02)  (0.29)      --      --
                                                      ------- ------- ------- ------- -------
TOTAL DISTRIBUTIONS:                                   (0.21)  (2.02)  (0.29)      --      --
                                                      ------- ------- ------- ------- -------
NET ASSET VALUE, END OF PERIOD                         $14.66  $13.39  $13.51  $12.74  $11.97
                                                      ------- ------- ------- ------- -------
TOTAL RETURN                                           11.07%  14.18%   8.27%   6.43%  38.86%
                                                      ------- ------- ------- ------- -------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                $292.0  $299.7  $297.1  $309.7  $206.3
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES**                                              1.16%   1.21%   1.25%   1.29%   1.30%
NET INVESTMENT LOSS                                   (0.69)% (0.83)% (0.80)% (1.03)% (1.04)%
PORTFOLIO TURNOVER RATE                                 33.6%   56.4%   74.8%   94.9%   29.8%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                1.17%   1.23%  1.20%*  1.23%*   1.36%

--------------------------------------------------------------------------------

* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
** Prior to 05/01/2003, broker rebates were excluded from the calculation of the expense limitation.
(a) Net investment loss per share was calculated using average shares outstanding.

                                             MET/AIM SMALL CAP GROWTH PORTFOLIO



                                                         FOR THE YEARS ENDED DECEMBER 31,
                                                      ---------------------------------------
CLASS E                                               2007(A) 2006(A) 2005(A) 2004(A) 2003(A)
---------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                   $13.50  $13.60  $12.80  $12.01   $8.64
                                                      ------- ------- ------- ------- -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT LOSS                                    (0.09)  (0.10)  (0.09)  (0.11)  (0.10)
NET REALIZED AND UNREALIZED GAINS                        1.60    2.02    1.18    0.90    3.47
                                                      ------- ------- ------- ------- -------
TOTAL FROM INVESTMENT OPERATIONS                         1.51    1.92    1.09    0.79    3.37
                                                      ------- ------- ------- ------- -------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                       --      --      --      --      --
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS          (0.21)  (2.02)  (0.29)      --      --
                                                      ------- ------- ------- ------- -------
TOTAL DISTRIBUTIONS                                    (0.21)  (2.02)  (0.29)      --      --
                                                      ------- ------- ------- ------- -------
NET ASSET VALUE, END OF PERIOD                         $14.80  $13.50  $13.60  $12.80  $12.01
                                                      ------- ------- ------- ------- -------
TOTAL RETURN                                           11.20%  14.25%   8.46%   6.58%  39.00%
                                                      ------- ------- ------- ------- -------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                 $17.9   $15.4   $13.4   $12.4    $8.6
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES**                                              1.07%   1.11%   1.15%   1.18%   1.20%
NET INVESTMENT LOSS                                   (0.58)% (0.73)% (0.70)% (0.93)% (0.94)%
PORTFOLIO TURNOVER RATE                                 33.6%   56.4%   74.8%   94.9%   29.8%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                1.07%   1.13%  1.11%*  1.13%*   1.25%

--------------------------------------------------------------------------------

* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
** Prior to 05/01/2003, broker rebates were excluded from the calculation of the expense limitation.
(a) Net investment loss per share was calculated using average shares outstanding.

  BLACKROCK LARGE CAP CORE PORTFOLIO#



                                                          FOR THE YEARS ENDED DECEMBER 31,
                                                      ----------------------------------------
CLASS A                                               2007(A)  2006(A) 2005(A)  2004   2003(A)
----------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                    $11.20 $10.14   $9.05    $7.85  $6.52
                                                      -------- ------  ------  ------- ------
INCOME FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                     0.09   0.05    0.02     0.04   0.05
NET REALIZED AND UNREALIZED GAINS                         0.63   1.37    1.07     1.21   1.33
                                                      -------- ------  ------  ------- ------
TOTAL FROM INVESTMENT OPERATIONS                          0.72   1.42    1.09     1.25   1.38
                                                      -------- ------  ------  ------- ------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                    (0.08) (0.02)      --   (0.05) (0.05)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS           (0.70) (0.34)      --       --     --
                                                      -------- ------  ------  ------- ------
TOTAL DISTRIBUTIONS                                     (0.78) (0.36)      --   (0.05) (0.05)
                                                      -------- ------  ------  ------- ------
NET ASSET VALUE, END OF PERIOD                          $11.14 $11.20  $10.14    $9.05  $7.85
                                                      -------- ------  ------  ------- ------
TOTAL RETURN                                             6.55% 14.25%  12.04%   15.89% 21.16%
                                                      -------- ------  ------  ------- ------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)               $1,716.0 $131.0  $131.0   $126.0 $115.0
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                 0.64%  0.98%   0.91%  0.92%**  0.99%
NET INVESTMENT INCOME                                    0.83%  0.48%   0.23%    0.51%  0.67%
PORTFOLIO TURNOVER RATE                                  87.3%  72.2%   79.0%   136.0% 182.0%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                0.65%*  1.04%   0.91%    0.95%  0.99%

--------------------------------------------------------------------------------

# On May 1, 2006, the Portfolio received, through a plan of reorganization, all of the assets and assumed the liabilities of the Mercury Large Cap Core Portfolio, a portfolio of The Travelers Series Trust, that followed the same investment objective as the Portfolio. The information for each of the periods prior to May 1, 2006 is that of the predecessor Mercury Large Cap Core Portfolio. Effective October 1, 2006, the Portfolio changed its name to BlackRock Large-Cap Core Portfolio and BlackRock Advisors, LLC became the Portfolio's Adviser.
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
** The Manager waived a portion of its management fee for the year.
(a) Net investment income per share was calculated using average shares outstanding.

                                             BLACKROCK LARGE CAP CORE PORTFOLIO



                                                                                  FOR THE PERIOD FROM
                                                                                     APRIL 30, 2007
                                                                                    (COMMENCEMENT OF
                                                                                     OPERATIONS) TO
CLASS B                                                                           DECEMBER 31, 2007(A)
------------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                                                     $10.91
                                                                                        -------
INCOME FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                                                      0.04
NET REALIZED AND UNREALIZED GAINS                                                          0.06
                                                                                        -------
TOTAL FROM INVESTMENT OPERATIONS                                                           0.10
                                                                                        -------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                                                         --
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS                                                --
                                                                                        -------
TOTAL DISTRIBUTIONS                                                                          --
                                                                                        -------
NET ASSET VALUE, END OF PERIOD                                                           $11.01
                                                                                        -------
TOTAL RETURN                                                                            0.92%++
                                                                                        -------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                                                   $47.0
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                                                 0.89%+
NET INVESTMENT INCOME                                                                    0.58%+
PORTFOLIO TURNOVER RATE                                                                 87.3%++
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS BEFORE REIMBURSEMENT BY THE
MANAGER AND BROKER REBATES:                                                             0.89%+*

--------------------------------------------------------------------------------

+  Annualized
++ Non-annualized
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
(a) Net Investment income per share was calculated using average shares outstanding.

  BLACKROCK LARGE CAP CORE PORTFOLIO



                                                             FOR THE PERIOD FROM
                                                                APRIL 30, 2007
                                                               (COMMENCEMENT OF
                                                                OPERATIONS) TO
CLASS E                                                      DECEMBER 31, 2007(A)
---------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                                $10.96
                                                                   -------
INCOME FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                                 0.05
NET REALIZED AND UNREALIZED GAINS                                     0.06
                                                                   -------
TOTAL FROM INVESTMENT OPERATIONS                                      0.11
                                                                   -------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                                    --
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS                           --
                                                                   -------
TOTAL DISTRIBUTIONS                                                     --
                                                                   -------
NET ASSET VALUE, END OF PERIOD                                      $11.07
                                                                   -------
TOTAL RETURN                                                       1.00%++
                                                                   -------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                             $179.6
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                            0.79%+
NET INVESTMENT INCOME                                               0.69%+
PORTFOLIO TURNOVER RATE                                            87.3%++
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS BEFORE
REIMBURSEMENT BY THE MANAGER AND BROKER REBATES:                   0.79%+*

--------------------------------------------------------------------------------

+  Annualized
++ Non-annualized
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
(a) Net investment income per share was calculated using average shares outstanding.

                                          CLARION GLOBAL REAL ESTATE PORTFOLIO#
                              (FORMERLY NEUBERGER BERMAN REAL ESTATE PORTFOLIO)



                                                                               FOR THE PERIOD FROM
                                                                                   MAY 1, 2004
                                                        FOR THE YEARS ENDED      (COMMENCEMENT OF
                                                            DECEMBER 31,          OPERATIONS) TO
                                                      ------------------------ DECEMBER 31, 2004(A)
CLASS A                                               2007(A)  2006(A) 2005(A) --------------------
-------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                    $18.13 $14.15  $12.47          $10.00
                                                      -------- ------  ------        --------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME:                                    0.22   0.28    0.30            0.55
NET REALIZED AND UNREALIZED GAINS (LOSSES)              (2.59)   4.81    1.40            2.42
                                                      -------- ------  ------        --------
TOTAL FROM INVESTMENT OPERATIONS                        (2.37)   5.09    1.70            2.97
                                                      -------- ------  ------        --------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                    (0.19) (0.19)      --          (0.22)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS           (1.49) (0.92)  (0.02)          (0.28)
                                                      -------- ------  ------        --------
TOTAL DISTRIBUTIONS                                     (1.68) (1.11)  (0.02)          (0.50)
                                                      -------- ------  ------        --------
NET ASSET VALUE, END OF PERIOD                          $14.08 $18.13  $14.15          $12.47
                                                      -------- ------  ------        --------
TOTAL RETURN                                          (14.79)% 37.90%  13.61%        29.73%++
                                                      -------- ------  ------        --------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                 $711.9 $627.5  $204.1           $77.1
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                 0.62%  0.66%   0.69%          0.84%+
NET INVESTMENT INCOME                                    1.35%  1.74%   2.27%          6.76%+
PORTFOLIO TURNOVER RATE                                 110.0%  73.0%   13.5%         52.3%++
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                 0.65%  0.70%   0.70%          0.84%+

--------------------------------------------------------------------------------

# Effective April 28, 2008, the Portfolio changed its name to Clarion Global Real Estate Portfolio and ING Clarion Real Estate Securities L.P. became the Portfolio's Adviser.
+  Annualized
++ Non-annualized
(a) Net Investment income per share was calculated using average shares outstanding.

  CLARION GLOBAL REAL ESTATE PORTFOLIO#
(FORMERLY NEUBERGER BERMAN REAL ESTATE PORTFOLIO)



                                                                               FOR THE PERIOD FROM
                                                                                   MAY 1, 2004
                                                        FOR THE YEARS ENDED      (COMMENCEMENT OF
                                                            DECEMBER 31,          OPERATIONS) TO
                                                      ------------------------ DECEMBER 31, 2004(A)
CLASS B                                               2007(A)  2006(A) 2005(A) --------------------
-------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                    $18.06 $14.11  $12.47          $10.00
                                                      -------- ------  ------        --------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME:                                    0.21   0.23    0.26            0.26
NET REALIZED AND UNREALIZED GAINS (LOSSES)              (2.62)   4.81    1.40            2.69
                                                      -------- ------  ------        --------
TOTAL FROM INVESTMENT OPERATIONS                        (2.41)   5.04    1.66            2.95
                                                      -------- ------  ------        --------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                    (0.15) (0.17)      --          (0.20)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS           (1.49) (0.92)  (0.02)          (0.28)
                                                      -------- ------  ------        --------
TOTAL DISTRIBUTIONS                                     (1.64) (1.09)  (0.02)          (0.48)
                                                      -------- ------  ------        --------
NET ASSET VALUE, END OF PERIOD                          $14.01 $18.06  $14.11          $12.47
                                                      -------- ------  ------        --------
TOTAL RETURN                                          (15.01)% 37.58%  13.29%        29.55%++
                                                      -------- ------  ------        --------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                 $484.8 $623.4  $316.4          $167.2
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                 0.87%  0.92%   0.94%          0.98%+
NET INVESTMENT INCOME                                    1.30%  1.43%   2.00%          3.45%+
PORTFOLIO TURNOVER RATE                                 110.0%  73.0%   13.5%         52.3%++
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                 0.90%  0.95%   0.95%          0.98%+

--------------------------------------------------------------------------------

# Effective April 28, 2008, the Portfolio changed its name to Clarion Global Real Estate Portfolio and ING Clarion Real Estate Securities L.P. became the Portfolio's Adviser.
+  Annualized
++ Non-annualized
(a) Net Investment income per share was calculated using average shares outstanding.

                                          CLARION GLOBAL REAL ESTATE PORTFOLIO#

                              (FORMERLY NEUBERGER BERMAN REAL ESTATE PORTFOLIO)



                                                                                       FOR THE PERIOD FROM
                                                                                           MAY 1, 2004
                                                                                         (COMMENCEMENT OF
                                                      FOR THE YEARS ENDED DECEMBER 31,    OPERATIONS) TO
                                                      -------------------------------- DECEMBER 31, 2004(A)
CLASS E                                               2007(A)     2006(A)    2005(A)   --------------------
---------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                    $18.08    $14.13     $12.47            $10.00
                                                       --------   ------     ------          --------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME:                                    0.26      0.25       0.28              0.33
NET REALIZED AND UNREALIZED GAINS (LOSSES)              (2.64)      4.80       1.40              2.64
                                                       --------   ------     ------          --------
TOTAL FROM INVESTMENT OPERATIONS                        (2.38)      5.05       1.68              2.97
                                                       --------   ------     ------          --------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                    (0.17)    (0.18)         --            (0.22)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS           (1.49)    (0.92)     (0.02)            (0.28)
                                                       --------   ------     ------          --------
TOTAL DISTRIBUTIONS                                     (1.66)    (1.10)     (0.02)            (0.50)
                                                       --------   ------     ------          --------
NET ASSET VALUE, END OF PERIOD                          $14.04    $18.08     $14.13            $12.47
                                                       --------   ------     ------          --------
TOTAL RETURN                                          (14.86)%    37.62%     13.45%          29.69%++
                                                       --------   ------     ------          --------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                  $72.7    $119.2      $51.3             $20.9
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                 0.76%     0.82%      0.84%            0.91%+
NET INVESTMENT INCOME                                    1.54%     1.55%      2.14%            4.19%+
PORTFOLIO TURNOVER RATE                                 110.0%     73.0%      13.5%           52.3%++
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                 0.80%     0.85%      0.84%            0.91%+

--------------------------------------------------------------------------------

# Effective April 28, 2008, the Portfolio changed its name to Clarion Global Real Estate Portfolio and ING Clarion Real Estate Securities L.P. became the Portfolio's Adviser.
+  Annualized
++ Non-annualized
(a) Net Investment income per share was calculated using average shares outstanding.

  HARRIS OAKMARK INTERNATIONAL PORTFOLIO



                                                           FOR THE YEARS ENDED DECEMBER 31,
                                                      -------------------------------------------
CLASS A                                               2007(A)  2006(A)  2005(A)  2004(A)  2003(A)
-------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                    $19.03   $16.23 $14.36     $11.89  $8.89
                                                      -------- -------- ------  --------- ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                     0.33     0.31   0.21       0.04   0.08
NET REALIZED AND UNREALIZED GAINS (LOSSES)              (0.35)     4.20   1.87       2.43   3.06
                                                      -------- -------- ------  --------- ------
TOTAL FROM INVESTMENT OPERATIONS                        (0.02)     4.51   2.08       2.47   3.14
                                                      -------- -------- ------  --------- ------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                    (0.18)   (0.49) (0.02)  (0.00)(b) (0.11)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS           (1.56)   (1.22) (0.19)         -- (0.03)
                                                      -------- -------- ------  --------- ------
TOTAL DISTRIBUTIONS                                     (1.74)   (1.71) (0.21)  (0.00)(b) (0.14)
                                                      -------- -------- ------  --------- ------
NET ASSET VALUE, END OF PERIOD                          $17.27   $19.03 $16.23     $14.36 $11.89
                                                      -------- -------- ------  --------- ------
TOTAL RETURN                                           (0.86)%   29.20% 14.48%     20.80% 35.36%
                                                      -------- -------- ------  --------- ------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)               $1,458.3 $1,037.0 $644.5     $276.4   $8.4
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES**                                               0.86%    0.97%  0.94%      1.04%  1.16%
NET INVESTMENT INCOME                                    1.76%    1.77%  1.37%      0.32%  0.80%
PORTFOLIO TURNOVER RATE                                  49.6%    45.9%  11.5%      11.3%  22.1%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                 0.86%    0.98%  0.96%     1.03%* 1.21%*
RATIO OF EXPENSES TO AVERAGE NET ASSETS AFTER BROKER
REBATES**:                                                 N/A      N/A    N/A        N/A  1.15%

--------------------------------------------------------------------------------

* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
** Prior to 05/01/2003, broker rebates were excluded from the calculation of the expense limitation.
N/A Not applicable
(a) Net investment income per share was calculated using average shares outstanding.
(b) Rounds to less than $0.005 per share.

                                         HARRIS OAKMARK INTERNATIONAL PORTFOLIO



                                                         FOR THE YEARS ENDED DECEMBER 31,
                                                      ---------------------------------------
CLASS B                                               2007(A) 2006(A) 2005(A) 2004(A) 2003(A)
---------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                   $18.87 $16.11  $14.27  $11.84   $8.87
                                                      ------- ------  ------  ------  ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                    0.30   0.26    0.17    0.16    0.02
NET REALIZED AND UNREALIZED GAINS (LOSSES)             (0.36)   4.17    1.86    2.27    3.08
                                                      ------- ------  ------  ------  ------
TOTAL FROM INVESTMENT OPERATIONS                       (0.06)   4.43    2.03    2.43    3.10
                                                      ------- ------  ------  ------  ------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                   (0.16) (0.45)      --      --  (0.10)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS          (1.56) (1.22)  (0.19)      --  (0.03)
                                                      ------- ------  ------  ------  ------
TOTAL DISTRIBUTIONS                                    (1.72) (1.67)  (0.19)      --  (0.13)
                                                      ------- ------  ------  ------  ------
NET ASSET VALUE, END OF PERIOD                         $17.09 $18.87  $16.11  $14.27  $11.84
                                                      ------- ------  ------  ------  ------
TOTAL RETURN                                          (1.12)% 28.85%  14.24%  20.52%  34.96%
                                                      ------- ------  ------  ------  ------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                $862.6 $856.2  $554.3  $483.9  $288.0
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES**                                              1.10%  1.22%   1.19%   1.23%   1.43%
NET INVESTMENT INCOME                                   1.60%  1.49%   1.11%   1.27%   0.17%
PORTFOLIO TURNOVER RATE                                 49.6%  45.9%   11.5%   11.3%   22.1%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                1.10%  1.23%   1.20%  1.22%*  1.33%*
RATIO OF EXPENSES TO AVERAGE NET ASSETS AFTER BROKER
REBATES**:                                                N/A    N/A     N/A     N/A   1.43%

--------------------------------------------------------------------------------

* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
** Prior to 05/01/2003, broker rebates were excluded from the calculation of the expense limitation.
N/A Not applicable
(a) Net investment income per share was calculated using average shares outstanding.

  HARRIS OAKMARK INTERNATIONAL PORTFOLIO



                                                          FOR THE YEARS ENDED DECEMBER 31,
                                                      -----------------------------------------
CLASS E                                               2007(A) 2006(A) 2005(A)  2004(A)  2003(A)
-----------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                   $18.91 $16.14  $14.30     $11.85  $8.87
                                                      ------- ------  ------  --------- ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                    0.33   0.27    0.19       0.17   0.03
NET REALIZED AND UNREALIZED GAINS (LOSSES)             (0.37)   4.18    1.85       2.28   3.08
                                                      ------- ------  ------  --------- ------
TOTAL FROM INVESTMENT OPERATIONS                       (0.04)   4.45    2.04       2.45   3.11
                                                      ------- ------  ------  --------- ------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                   (0.17) (0.46)  (0.01)  (0.00)(b) (0.10)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS          (1.56) (1.22)  (0.19)         -- (0.03)
                                                      ------- ------  ------  --------- ------
TOTAL DISTRIBUTIONS                                    (1.73) (1.68)  (0.20)  (0.00)(b) (0.13)
                                                      ------- ------  ------  --------- ------
NET ASSET VALUE, END OF PERIOD                         $17.14 $18.91  $16.14     $14.30 $11.85
                                                      ------- ------  ------  --------- ------
TOTAL RETURN                                          (1.00)% 28.98%  14.27%     20.69% 35.14%
                                                      ------- ------  ------  --------- ------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                $198.8 $221.0  $130.4      $75.5  $23.6
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES**                                              1.00%  1.13%   1.09%      1.14%  1.33%
NET INVESTMENT INCOME                                   1.75%  1.54%   1.25%      1.31%  0.24%
PORTFOLIO TURNOVER RATE                                 49.6%  45.9%   11.5%      11.3%  22.1%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                1.00%  1.13%   1.10%     1.12%* 1.24%*
RATIO OF EXPENSES TO AVERAGE NET ASSETS AFTER BROKER
REBATES**:                                                N/A    N/A     N/A        N/A  1.33%

--------------------------------------------------------------------------------

* Excludes effect of deferred expense reimbursement by the Portfolio Manager. ** Prior to 05/01/2003, broker rebates were excluded from the calculation of the expense limitation.
N/A Not applicable
(a) Net investment income per share was calculated using average shares outstanding.
(b) Rounds to less than $0.005 per share.

                                                         JANUS FORTY PORTFOLIO#



                                                            FOR THE YEARS ENDED DECEMBER 31,
                                                      --------------------------------------------
CLASS A                                               2007(A)  2006(A) 2005(A)  2004(A)   2003(A)
--------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                    $77.64 $78.28    $66.23   $55.41    $44.38
                                                      -------- ------  -------- -------- ---------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME (LOSS)                              0.17   0.14    (0.04)   (0.09)      0.07
NET REALIZED AND UNREALIZED GAINS                        20.21   2.13     12.09    10.91     10.99
                                                      -------- ------  -------- -------- ---------
TOTAL FROM INVESTMENT OPERATIONS                         20.38   2.27     12.05    10.82     11.06
                                                      -------- ------  -------- -------- ---------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                    (0.15)     --        --       --    (0.03)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS          (14.06) (2.91)        --       --        --
RETURN OF CAPITAL                                           --     --        --       -- (0.00)(b)
                                                      -------- ------  -------- -------- ---------
TOTAL DISTRIBUTIONS                                    (14.21) (2.91)        --       --    (0.03)
                                                      -------- ------  -------- -------- ---------
NET ASSET VALUE, END OF PERIOD                          $83.81 $77.64    $78.28   $66.23    $55.41
                                                      -------- ------  -------- -------- ---------
TOTAL RETURN                                            30.46%  3.08%    18.19%   19.53%    24.91%
                                                      -------- ------  -------- -------- ---------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)               $1,122.3 $990.1  $1,137.0 $1,042.0    $986.0
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                 0.69%  0.73%     0.78%    0.82%     0.82%
NET INVESTMENT INCOME (LOSS)                             0.23%  0.19%   (0.06)%  (0.15)%     0.14%
PORTFOLIO TURNOVER RATE                                  30.1%  60.5%     30.0%    16.0%     59.0%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND
BROKER REBATES:                                          0.70%  0.73%     0.78%    0.82%     0.84%

--------------------------------------------------------------------------------

# On May 1, 2006, the Portfolio received, through a plan of reorganization, all of the assets and assumed the liabilities of the Capital Appreciation Fund, that followed the same investment objective as the Portfolio. The information for each of the periods prior to May 1, 2006 is that of the predecessor Capital Appreciation Fund.
(a) Net investment income (loss) per share was calculated using average shares outstanding.
(b) Rounds to less than $0.005 per share.

  JANUS FORTY PORTFOLIO



                                                                                  FOR THE PERIOD FROM
                                                                                     APRIL 28, 2007
                                                                                    (COMMENCEMENT OF
                                                                                     OPERATIONS) TO
CLASS B                                                                           DECEMBER 31, 2007(A)
------------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                                                      $66.33
                                                                                        --------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT LOSS                                                                       (0.11)
NET REALIZED AND UNREALIZED GAINS                                                          14.84
                                                                                        --------
TOTAL FROM INVESTMENT OPERATIONS                                                           14.73
                                                                                        --------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                                                          --
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS                                                 --
                                                                                        --------
TOTAL DISTRIBUTIONS                                                                           --
                                                                                        --------
NET ASSET VALUE, END OF PERIOD                                                            $81.06
                                                                                        --------
TOTAL RETURN                                                                            22.21%++
                                                                                        --------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                                                    $47.2
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                                                  0.96%+
NET INVESTMENT LOSS                                                                     (0.21)%+
PORTFOLIO TURNOVER RATE                                                                  30.1%++
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS BEFORE REIMBURSEMENT BY THE
MANAGER AND BROKER REBATES:                                                               0.96%+

--------------------------------------------------------------------------------

+  Annualized
++ Non-annualized
(a) Net investment income per share was calculated using average shares outstanding.

                                                          JANUS FORTY PORTFOLIO



                                                             FOR THE PERIOD FROM
                                                                APRIL 28, 2007
                                                               (COMMENCEMENT OF
                                                                OPERATIONS) TO
                                                             DECEMBER 31, 2007(A)
CLASS E                                                      --------------------
-------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                                 $67.23
                                                                   --------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT LOSS                                                  (0.05)
NET REALIZED AND UNREALIZED GAINS                                     15.04
                                                                   --------
TOTAL FROM INVESTMENT OPERATIONS                                      14.99
                                                                   --------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                                     --
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS                            --
                                                                   --------
TOTAL DISTRIBUTIONS                                                      --
                                                                   --------
NET ASSET VALUE, END OF PERIOD                                       $82.22
                                                                   --------
TOTAL RETURN                                                       22.30%++
                                                                   --------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                               $14.6
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                             0.86%+
NET INVESTMENT LOSS                                                (0.10)%+
PORTFOLIO TURNOVER RATE                                             30.1%++
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS BEFORE
REIMBURSEMENT BY THE MANAGER AND BROKER REBATES:                     0.86%+

--------------------------------------------------------------------------------

+  Annualized
++ Non-annualized
(a) Net investment income per share was calculated using average shares outstanding.

  LAZARD MID CAP PORTFOLIO



                                                         FOR THE YEARS ENDED DECEMBER 31,
                                                      ---------------------------------------
CLASS A                                               2007(A) 2006(A) 2005(A) 2004(A) 2003(A)
---------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                   $13.74 $13.65  $14.13  $12.33   $9.85
                                                      ------- ------  ------  ------  ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                    0.13   0.10    0.04    0.08    0.01
NET REALIZED AND UNREALIZED GAINS (LOSSES)             (0.33)   1.75    1.16    1.72    2.58
                                                      ------- ------  ------  ------  ------
TOTAL FROM INVESTMENT OPERATIONS                       (0.20)   1.85    1.20    1.80    2.59
                                                      ------- ------  ------  ------  ------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                   (0.09) (0.08)  (0.06)      --  (0.01)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS          (1.28) (1.68)  (1.62)      --  (0.10)
                                                      ------- ------  ------  ------  ------
TOTAL DISTRIBUTIONS                                    (1.37) (1.76)  (1.68)      --  (0.11)
                                                      ------- ------  ------  ------  ------
NET ASSET VALUE, END OF PERIOD                         $12.17 $13.74  $13.65  $14.13  $12.33
                                                      ------- ------  ------  ------  ------
TOTAL RETURN                                          (2.47)% 14.87%   8.40%  14.60%  26.42%
                                                      ------- ------  ------  ------  ------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                $550.8 $312.2   $89.0   $58.8    $4.5
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES**                                              0.75%  0.77%   0.79%   0.85%   0.93%
NET INVESTMENT INCOME                                   0.96%  0.76%   0.63%   0.59%   0.10%
PORTFOLIO TURNOVER RATE                                 89.9%  65.4%  170.0%   90.7%   36.2%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                0.76%  0.80%   0.82%  0.83%*  0.96%*
RATIO OF EXPENSES TO AVERAGE NET ASSETS AFTER BROKER
REBATES**:                                                N/A    N/A     N/A     N/A   0.92%

--------------------------------------------------------------------------------

* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
** Prior to 05/01/2003, broker rebates were excluded from the calculation of the expense limitation.
N/A Not applicable
(a) Net investment income per share was calculated using average shares outstanding.

                                                       LAZARD MID CAP PORTFOLIO



                                                          FOR THE YEARS ENDED DECEMBER 31,
                                                      -----------------------------------------
CLASS B                                               2007(A) 2006(A) 2005(A) 2004(A)  2003(A)
-----------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                   $13.65 $13.57  $14.05  $12.29      $9.83
                                                      ------- ------  ------  ------  ---------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME (LOSS)                             0.09   0.06    0.05    0.02     (0.01)
NET REALIZED AND UNREALIZED GAINS (LOSSES)             (0.31)   1.74    1.10    1.74       2.57
                                                      ------- ------  ------  ------  ---------
TOTAL FROM INVESTMENT OPERATIONS                       (0.22)   1.80    1.15    1.76       2.56
                                                      ------- ------  ------  ------  ---------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                   (0.05) (0.04)  (0.01)      --  (0.00)(b)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS          (1.28) (1.68)  (1.62)      --     (0.10)
                                                      ------- ------  ------  ------  ---------
TOTAL DISTRIBUTIONS                                    (1.33) (1.72)  (1.63)      --     (0.10)
                                                      ------- ------  ------  ------  ---------
NET ASSET VALUE, END OF PERIOD                         $12.10 $13.65  $13.57  $14.05     $12.29
                                                      ------- ------  ------  ------  ---------
TOTAL RETURN                                          (2.71)% 14.67%   8.06%  14.32%     26.03%
                                                      ------- ------  ------  ------  ---------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                $243.6 $216.8  $200.4  $211.0     $211.8
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES**                                              0.99%  1.02%   1.03%   1.08%      1.19%
NET INVESTMENT INCOME (LOSS)                            0.67%  0.48%   0.38%   0.16%    (0.08)%
PORTFOLIO TURNOVER RATE                                 89.9%  65.4%  170.0%   90.7%      36.2%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                1.00%  1.05%   1.07%  1.03%*     1.15%*
RATIO OF EXPENSES TO AVERAGE NET ASSETS AFTER BROKER
REBATES**:                                                N/A    N/A     N/A     N/A      1.19%

--------------------------------------------------------------------------------

* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
** Prior to 05/01/2003, broker rebates were excluded from the calculation of the expense limitation.
N/A Not applicable
(a) Net investment income (loss) per share was calculated using average shares outstanding.
(b) Rounds to less than $0.005 per share.

  LAZARD MID CAP PORTFOLIO



                                                          FOR THE YEARS ENDED DECEMBER 31,
                                                      -----------------------------------------
CLASS E                                               2007(A) 2006(A) 2005(A) 2004(A)  2003(A)
-----------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                   $13.69 $13.61  $14.10  $12.32      $9.84
                                                      ------- ------  ------  ------  ---------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                    0.10   0.08    0.07    0.04    0.00(b)
NET REALIZED AND UNREALIZED GAINS (LOSSES)             (0.31)   1.74    1.10    1.74       2.58
                                                      ------- ------  ------  ------  ---------
TOTAL FROM INVESTMENT OPERATIONS                       (0.21)   1.82    1.17    1.78       2.58
                                                      ------- ------  ------  ------  ---------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                   (0.07) (0.06)  (0.04)      --  (0.00)(b)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS          (1.28) (1.68)  (1.62)      --     (0.10)
                                                      ------- ------  ------  ------  ---------
TOTAL DISTRIBUTIONS                                    (1.35) (1.74)  (1.66)      --     (0.10)
                                                      ------- ------  ------  ------  ---------
NET ASSET VALUE, END OF PERIOD                         $12.13 $13.69  $13.61  $14.10     $12.32
                                                      ------- ------  ------  ------  ---------
TOTAL RETURN                                          (2.64)% 14.74%   8.23%  14.45%     26.35%
                                                      ------- ------  ------  ------  ---------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                 $38.2  $36.0   $32.6   $30.5      $19.8
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES**                                              0.89%  0.93%   0.93%   0.98%      1.09%
NET INVESTMENT INCOME                                   0.76%  0.58%   0.49%   0.29%      0.02%
PORTFOLIO TURNOVER RATE                                 89.9%  65.4%  170.0%   90.7%      36.2%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                0.90%  0.95%   0.97%  0.94%*     1.07%*
RATIO OF EXPENSES TO AVERAGE NET ASSETS AFTER BROKER
REBATES**:                                                N/A    N/A     N/A     N/A      1.08%

--------------------------------------------------------------------------------

* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
** Prior to 05/01/2003, broker rebates were excluded from the calculation of the expense limitation.
N/A Not applicable.
(a) Net investment income per share was calculated using average shares outstanding.
(b) Rounds to less than $0.005 per share.

                                           LORD ABBETT BOND DEBENTURE PORTFOLIO



                                                          FOR THE YEARS ENDED DECEMBER 31,
                                                      -----------------------------------------
CLASS A                                               2007(A)  2006(A)  2005(A) 2004(A) 2003(A)
-----------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                    $12.51   $12.28 $12.63  $12.04  $10.24
                                                      -------- -------- ------  ------  ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                     0.77     0.71   0.75    0.70    0.73
NET REALIZED AND UNREALIZED GAINS (LOSSES)                0.07     0.39 (0.52)    0.31    1.27
                                                      -------- -------- ------  ------  ------
TOTAL FROM INVESTMENT OPERATIONS                          0.84     1.10   0.23    1.01    2.00
                                                      -------- -------- ------  ------  ------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                    (0.70)   (0.87) (0.58)  (0.42)  (0.20)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS           (0.02)       --     --      --      --
                                                      -------- -------- ------  ------  ------
TOTAL DISTRIBUTIONS                                     (0.72)   (0.87) (0.58)  (0.42)  (0.20)
                                                      -------- -------- ------  ------  ------
NET ASSET VALUE, END OF PERIOD                          $12.63   $12.51 $12.28  $12.63  $12.04
                                                      -------- -------- ------  ------  ------
TOTAL RETURN                                             6.85%    9.35%  1.81%   8.43%  19.52%
                                                      -------- -------- ------  ------  ------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)               $1,228.9 $1,059.0 $856.4  $520.3  $234.6
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES**                                               0.53%    0.56%  0.56%   0.63%   0.70%
NET INVESTMENT INCOME                                    6.11%    5.85%  5.92%   5.65%   6.52%
PORTFOLIO TURNOVER RATE                                  36.0%    36.7%  42.1%   39.8%   36.9%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY MANAGER AND BROKER REBATES:     0.54%*      N/A    N/A     N/A  0.67%*

--------------------------------------------------------------------------------

* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
** Prior to 05/01/2003, broker rebates were excluded from the calculation of the expense limitation.
N/A Not applicable
(a) Net investment income per share was calculated using average shares outstanding.

  LORD ABBETT BOND DEBENTURE PORTFOLIO



                                                         FOR THE YEARS ENDED DECEMBER 31,
                                                      ---------------------------------------
CLASS B                                               2007(A) 2006(A) 2005(A) 2004(A) 2003(A)
---------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                  $12.43  $12.19  $12.54  $11.97  $10.21
                                                      ------  ------  ------  ------  ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                   0.73    0.67    0.71    0.69    0.69
NET REALIZED AND UNREALIZED GAINS (LOSSES)              0.07    0.40  (0.52)    0.29    1.46
                                                      ------  ------  ------  ------  ------
TOTAL FROM INVESTMENT OPERATIONS                        0.80    1.07    0.19    0.98    2.15
                                                      ------  ------  ------  ------  ------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                  (0.67)  (0.83)  (0.54)  (0.41)  (0.20)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS         (0.02)      --      --      --  (0.19)
                                                      ------  ------  ------  ------  ------
TOTAL DISTRIBUTIONS                                   (0.69)  (0.83)  (0.54)  (0.41)  (0.39)
                                                      ------  ------  ------  ------  ------
NET ASSET VALUE, END OF PERIOD                        $12.54  $12.43  $12.19  $12.54  $11.97
                                                      ------  ------  ------  ------  ------
TOTAL RETURN                                           6.55%   9.15%   1.49%   8.17%  19.15%
                                                      ------  ------  ------  ------  ------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)               $800.6  $765.9  $704.5  $776.0  $758.2
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES**                                             0.78%   0.81%   0.81%   0.88%   0.96%
NET INVESTMENT INCOME                                  5.85%   5.59%   5.65%   5.61%   6.11%
PORTFOLIO TURNOVER RATE                                36.0%   36.7%   42.1%   39.8%   36.9%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                              0.78%*     N/A     N/A     N/A  0.91%*

--------------------------------------------------------------------------------

* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
** Prior to 05/01/2003, broker rebates were excluded from the calculation of the expense limitation.
N/A Not applicable
(a) Net investment income per share was calculated using average shares outstanding.

                                           LORD ABBETT BOND DEBENTURE PORTFOLIO



                                                         FOR THE YEARS ENDED DECEMBER 31,
                                                      ---------------------------------------
CLASS E                                               2007(A) 2006(A) 2005(A) 2004(A) 2003(A)
---------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                  $12.44  $12.21  $12.57  $12.00  $10.22
                                                      ------  ------  ------  ------  ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                   0.74    0.69    0.72    0.70    0.70
NET REALIZED AND UNREALIZED GAINS (LOSSES)              0.08    0.38  (0.52)    0.29    1.28
                                                      ------  ------  ------  ------  ------
TOTAL FROM INVESTMENT OPERATIONS                        0.82    1.07    0.20    0.99    1.98
                                                      ------  ------  ------  ------  ------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                  (0.68)  (0.84)  (0.56)  (0.42)  (0.20)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS         (0.02)      --      --      --      --
                                                      ------  ------  ------  ------  ------
TOTAL DISTRIBUTIONS                                   (0.70)  (0.84)  (0.56)  (0.42)  (0.20)
                                                      ------  ------  ------  ------  ------
NET ASSET VALUE, END OF PERIOD                        $12.56  $12.44  $12.21  $12.57  $12.00
                                                      ------  ------  ------  ------  ------
TOTAL RETURN                                           6.73%   9.18%   1.60%   8.24%  19.35%
                                                      ------  ------  ------  ------  ------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                $37.8   $37.1   $35.1   $35.2   $22.8
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES**                                             0.68%   0.71%   0.71%   0.78%   0.86%
NET INVESTMENT INCOME                                  5.95%   5.69%   5.76%   5.67%   6.10%
PORTFOLIO TURNOVER RATE                                36.0%   36.7%   42.1%   39.8%   36.9%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                              0.68%*     N/A     N/A     N/A  0.81%*

--------------------------------------------------------------------------------

* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
** Prior to 05/01/2003, broker rebates were excluded from the calculation of the expense limitation.
N/A Not applicable.
(a) Net investment income per share was calculated using average shares outstanding.

  MFS(R) RESEARCH INTERNATIONAL PORTFOLIO



                                                         FOR THE YEARS ENDED DECEMBER 31,
                                                      ---------------------------------------
CLASS A                                               2007(A) 2006(A) 2005(A) 2004(A) 2003(A)
---------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                  $15.04  $13.00  $11.72   $9.81   $7.49
                                                      ------  ------  ------  ------  ------
INCOME FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                   0.22    0.19    0.14    0.08    0.06
NET REALIZED AND UNREALIZED GAINS                       1.68    3.17    1.83    1.85    2.34
                                                      ------  ------  ------  ------  ------
TOTAL FROM INVESTMENT OPERATIONS                        1.90    3.36    1.97    1.93    2.40
                                                      ------  ------  ------  ------  ------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                  (0.24)  (0.27)  (0.07)      --  (0.08)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS         (2.27)  (1.05)  (0.62)  (0.02)      --
                                                      ------  ------  ------  ------  ------
TOTAL DISTRIBUTIONS                                   (2.51)  (1.32)  (0.69)  (0.02)  (0.08)
                                                      ------  ------  ------  ------  ------
NET ASSET VALUE, END OF PERIOD                        $14.43  $15.04  $13.00  $11.72   $9.81
                                                      ------  ------  ------  ------  ------
TOTAL RETURN                                          13.60%  26.91%  16.77%  19.72%  32.20%
                                                      ------  ------  ------  ------  ------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)               $959.1  $706.0  $624.2  $304.0   $67.3
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES**                                             0.79%   0.94%   0.93%   1.06%   1.09%
NET INVESTMENT INCOME                                  1.54%   1.34%   1.18%   0.75%   0.68%
PORTFOLIO TURNOVER RATE                                65.5%  104.1%   84.5%   98.5%   99.0%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                               0.79%   0.95%  0.93%*  0.94%*   1.11%
RATIO OF EXPENSES TO AVERAGE NET ASSETS AFTER BROKER
REBATES**:                                               N/A     N/A     N/A     N/A   1.09%

--------------------------------------------------------------------------------

* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
** Prior to 05/01/2003, broker rebates were excluded from the calculation of the expense limitation.
N/A Not applicable
(a) Net investment income per share was calculated using average shares outstanding.

                                        MFS(R) RESEARCH INTERNATIONAL PORTFOLIO



                                                         FOR THE YEARS ENDED DECEMBER 31,
                                                      ---------------------------------------
CLASS B                                               2007(A) 2006(A) 2005(A) 2004(A) 2003(A)
---------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                  $14.95  $12.94  $11.68   $9.79   $7.47
                                                      ------  ------  ------  ------  ------
INCOME FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                   0.19    0.15    0.11    0.05    0.05
NET REALIZED AND UNREALIZED GAINS                       1.65    3.15    1.81    1.86    2.33
                                                      ------  ------  ------  ------  ------
TOTAL FROM INVESTMENT OPERATIONS                        1.84    3.30    1.92    1.91    2.38
                                                      ------  ------  ------  ------  ------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                  (0.20)  (0.24)  (0.04)      --  (0.06)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS         (2.27)  (1.05)  (0.62)  (0.02)      --
                                                      ------  ------  ------  ------  ------
TOTAL DISTRIBUTIONS                                   (2.47)  (1.29)  (0.66)  (0.02)  (0.06)
                                                      ------  ------  ------  ------  ------
NET ASSET VALUE, END OF PERIOD                        $14.32  $14.95  $12.94  $11.68   $9.79
                                                      ------  ------  ------  ------  ------
TOTAL RETURN                                          13.29%  26.56%  16.42%  19.56%  32.04%
                                                      ------  ------  ------  ------  ------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)               $842.8  $623.0  $443.5  $396.0  $186.0
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES**                                             1.04%   1.19%   1.19%   1.32%   1.33%
NET INVESTMENT INCOME                                  1.31%   1.12%   0.90%   0.47%   0.56%
PORTFOLIO TURNOVER RATE                                65.5%  104.1%   84.5%   98.5%   99.0%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                               1.04%   1.20%  1.19%*  1.18%*   1.39%
RATIO OF EXPENSES TO AVERAGE NET ASSETS AFTER BROKER
REBATES**:                                               N/A     N/A     N/A     N/A   1.33%

--------------------------------------------------------------------------------

* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
** Prior to 05/01/2003, broker rebates were excluded from the calculation of the expense limitation.
N/A Not applicable
(a) Net investment income per share was calculated using average shares outstanding.

  MFS(R) RESEARCH INTERNATIONAL PORTFOLIO



                                                         FOR THE YEARS ENDED DECEMBER 31,
                                                      ---------------------------------------
CLASS E                                               2007(A) 2006(A) 2005(A) 2004(A) 2003(A)
---------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                  $14.99  $12.96  $11.70   $9.80   $7.48
                                                      ------  ------  ------  ------  ------
INCOME FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                   0.20    0.16    0.13    0.07    0.05
NET REALIZED AND UNREALIZED GAINS                       1.66    3.17    1.81    1.85    2.34
                                                      ------  ------  ------  ------  ------
TOTAL FROM INVESTMENT OPERATIONS                        1.86    3.33    1.94    1.92    2.39
                                                      ------  ------  ------  ------  ------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                  (0.22)  (0.25)  (0.06)      --  (0.07)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS         (2.27)  (1.05)  (0.62)  (0.02)      --
                                                      ------  ------  ------  ------  ------
TOTAL DISTRIBUTIONS                                   (2.49)  (1.30)  (0.68)  (0.02)  (0.07)
                                                      ------  ------  ------  ------  ------
NET ASSET VALUE, END OF PERIOD                        $14.36  $14.99  $12.96  $11.70   $9.80
                                                      ------  ------  ------  ------  ------
TOTAL RETURN                                          13.38%  26.79%  16.52%  19.64%  32.09%
                                                      ------  ------  ------  ------  ------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                $32.6   $26.7   $14.6   $11.3    $6.9
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES**                                             0.94%   1.09%   1.09%   1.22%   1.23%
NET INVESTMENT INCOME                                  1.41%   1.18%   1.07%   0.72%   0.59%
PORTFOLIO TURNOVER RATE                                65.5%  104.1%   84.5%   98.5%   99.0%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                               0.94%   1.10%  1.09%*  1.09%*   1.28%
RATIO OF EXPENSES TO AVERAGE NET ASSETS AFTER BROKER
REBATES**:                                               N/A     N/A     N/A     N/A   1.23%

--------------------------------------------------------------------------------

* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
** Prior to 05/01/2003, broker rebates were excluded from the calculation of the expense limitation.
N/A Not applicable
(a) Net investment income per share was calculated using average shares outstanding.

                                     OPPENHEIMER CAPITAL APPRECIATION PORTFOLIO



                                                         FOR THE YEARS ENDED DECEMBER 31,
                                                      ---------------------------------------
CLASS A                                               2007(A) 2006(A) 2005(A) 2004(A) 2003(A)
---------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                   $9.27   $8.69   $8.36   $8.33   $6.47
                                                      ------  ------  ------  ------  ------
INCOME FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                   0.03    0.02    0.03    0.07    0.01
NET REALIZED AND UNREALIZED GAINS                       1.26    0.66    0.39    0.47    1.85
                                                      ------  ------  ------  ------  ------
TOTAL FROM INVESTMENT OPERATIONS                        1.29    0.68    0.42    0.54    1.86
                                                      ------  ------  ------  ------  ------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                  (0.01)  (0.03)  (0.01)  (0.06)      --
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS         (0.61)  (0.07)  (0.08)  (0.45)      --
                                                      ------  ------  ------  ------  ------
TOTAL DISTRIBUTIONS                                   (0.62)  (0.10)  (0.09)  (0.51)      --
                                                      ------  ------  ------  ------  ------
NET ASSET VALUE, END OF PERIOD                         $9.94   $9.27   $8.69   $8.36   $8.33
                                                      ------  ------  ------  ------  ------
TOTAL RETURN                                          14.45%   7.81%   4.99%   6.70%  28.75%
                                                      ------  ------  ------  ------  ------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)               $124.7  $505.6  $664.2  $298.0    $0.2
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES**                                             0.62%   0.65%   0.69%   0.68%   0.72%
NET INVESTMENT INCOME                                  0.33%   0.22%   0.42%   0.90%   0.07%
PORTFOLIO TURNOVER RATE                                70.8%   60.7%   72.4%   65.3%   36.6%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                               0.62%   0.65%  0.64%*  0.69%*  0.75%*
RATIO OF EXPENSES TO AVERAGE NET ASSETS AFTER BROKER
REBATES**:                                               N/A     N/A     N/A     N/A   0.72%

--------------------------------------------------------------------------------

* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
** Prior to 05/01/2003, broker rebates were excluded from the calculation of the expense limitation.
N/A Not applicable
(a) Net investment income per share was calculated using average shares outstanding.

  OPPENHEIMER CAPITAL APPRECIATION PORTFOLIO



                                                          FOR THE YEARS ENDED DECEMBER 31,
                                                      -----------------------------------------
CLASS B                                               2007(A) 2006(A) 2005(A) 2004(A)  2003(A)
-----------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                    $9.20   $8.62  $8.31   $8.29      $6.45
                                                      ------- ------- ------  ------  ---------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME (LOSS)                          0.00(b)  (0.01)   0.01    0.06  (0.00)(b)
NET REALIZED AND UNREALIZED GAINS                        1.27    0.67   0.38    0.46       1.84
                                                      ------- ------- ------  ------  ---------
TOTAL FROM INVESTMENT OPERATIONS                         1.27    0.66   0.39    0.52       1.84
                                                      ------- ------- ------  ------  ---------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                       --  (0.01)     --  (0.05)         --
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS          (0.61)  (0.07) (0.08)  (0.45)         --
                                                      ------- ------- ------  ------  ---------
TOTAL DISTRIBUTIONS                                    (0.61)  (0.08) (0.08)  (0.50)         --
                                                      ------- ------- ------  ------  ---------
NET ASSET VALUE, END OF PERIOD                          $9.86   $9.20  $8.62   $8.31      $8.29
                                                      ------- ------- ------  ------  ---------
TOTAL RETURN                                           14.29%   7.62%  4.71%   6.40%     28.53%
                                                      ------- ------- ------  ------  ---------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                $553.3  $535.1 $501.8  $634.6     $551.0
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES**                                              0.89%   0.90%  0.94%   0.95%      0.99%
NET INVESTMENT INCOME (LOSS)                            0.03% (0.06)%  0.18%   0.67%    (0.03)%
PORTFOLIO TURNOVER RATE                                 70.8%   60.7%  72.4%   65.3%      36.6%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                0.89%   0.90% 0.89%*  0.91%*     0.98%*
RATIO OF EXPENSES TO AVERAGE NET ASSETS AFTER BROKER
REBATES**:                                                N/A     N/A    N/A     N/A      0.99%

--------------------------------------------------------------------------------

* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
** Prior to 05/01/2003, broker rebates were excluded from the calculation of the expense limitation.
N/A Not applicable
(a) Net investment income (loss) per share was calculated using average shares outstanding.
(b) Rounds to less than $0.005 per share.

                                     OPPENHEIMER CAPITAL APPRECIATION PORTFOLIO



                                                                                 FOR THE PERIOD FROM
                                                                                     MAY 2, 2005
                                                             FOR THE YEARS ENDED   (COMMENCEMENT OF
                                                               DECEMBER 31,         OPERATIONS) TO
                                                             ------------------- DECEMBER 31, 2005(A)
CLASS E                                                       2007(A)   2006(A)  --------------------
---------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                             $9.25    $8.68           $7.97
                                                             ---------  -------        --------
INCOME FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                             0.01  0.00(b)            0.01
NET REALIZED AND UNREALIZED GAINS                                 1.28     0.67            0.79
                                                             ---------  -------        --------
TOTAL FROM INVESTMENT OPERATIONS                                  1.29     0.67            0.80
                                                             ---------  -------        --------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                         (0.00)(b)   (0.03)          (0.01)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS                   (0.61)   (0.07)          (0.08)
                                                             ---------  -------        --------
TOTAL DISTRIBUTIONS                                             (0.61)   (0.10)          (0.09)
                                                             ---------  -------        --------
NET ASSET VALUE, END OF PERIOD                                   $9.93    $9.25           $8.68
                                                             ---------  -------        --------
TOTAL RETURN                                                    14.48%    7.68%         10.01%+
                                                             ---------  -------        --------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                           $6.2     $2.5            $0.9
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                         0.80%    0.80%         0.83%++
NET INVESTMENT INCOME                                            0.13%    0.03%         0.15%++
PORTFOLIO TURNOVER RATE                                          70.8%    60.7%          72.4%+
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS BEFORE
REIMBURSEMENT BY THE MANAGER AND BROKER REBATES:                   N/A    0.80%        0.80%*++

--------------------------------------------------------------------------------

+  Non-annualized
++ Annualized
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
N/A Not applicable
(a) Net investment income per share was calculated using average shares outstanding.
(b) Rounds to less than $0.005 per share.

  PIMCO INFLATION PROTECTED BOND PORTFOLIO



                                                                                   FOR THE PERIOD FROM
                                                                                       MAY 1, 2003
                                                                                     (COMMENCEMENT OF
                                                FOR THE YEARS ENDED DECEMBER 31,      OPERATIONS) TO
                                               ----------------------------------- DECEMBER 31, 2003(A)
CLASS A                                         2007(A)  2006(A) 2005(A)  2004(A)  --------------------
-----------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD              $10.08 $10.78    $10.64   $10.29         $10.00
                                               --------- ------  -------- --------       --------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                               0.49   0.43      0.31     0.16           0.07
NET REALIZED AND UNREALIZED GAINS (LOSSES)          0.65 (0.40)    (0.15)     0.81           0.47
                                               --------- ------  -------- --------       --------
TOTAL FROM INVESTMENT OPERATIONS                    1.14   0.03      0.16     0.97           0.54
                                               --------- ------  -------- --------       --------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME              (0.24) (0.43)        --   (0.11)         (0.04)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS         -- (0.30)    (0.02)   (0.51)         (0.21)
                                               --------- ------  -------- --------       --------
TOTAL DISTRIBUTIONS                               (0.24) (0.73)    (0.02)   (0.62)         (0.25)
                                               --------- ------  -------- --------       --------
NET ASSET VALUE, END OF PERIOD                    $10.98 $10.08    $10.78   $10.64         $10.29
                                               --------- ------  -------- --------       --------
TOTAL RETURN                                      11.08%  0.65%     1.48%    9.41%        5.47%++
                                               --------- ------  -------- --------       --------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)           $857.5 $885.5    $585.8   $331.3           $1.1
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                           0.55%  0.58%     0.55%    0.62%         0.70%+
NET INVESTMENT INCOME                              4.78%  4.21%     2.85%    1.39%         0.72%+
PORTFOLIO TURNOVER RATE                        885.7%(b) 851.3%  1,228.7% 1,173.9%       935.0%++
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET
ASSETS BEFORE REIMBURSEMENT BY THE MANAGER
AND BROKER REBATES:                                0.55%  0.58%       N/A      N/A         0.74%+

--------------------------------------------------------------------------------

+  Annualized
++ Non-annualized
N/A Not applicable
(a) Net investment income per share was calculated using average shares outstanding.
(b) Excludes TBA securities.

                                       PIMCO INFLATION PROTECTED BOND PORTFOLIO



                                                                               FOR THE PERIOD FROM
                                                                                   MAY 1, 2003
                                                                                 (COMMENCEMENT OF
                                            FOR THE YEARS ENDED DECEMBER 31,      OPERATIONS) TO
                                           ----------------------------------- DECEMBER 31, 2003(A)
CLASS B                                     2007(A)  2006(A) 2005(A)  2004(A)  --------------------
-------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD          $10.06 $10.76    $10.63   $10.29        $10.00
                                           --------- ------  -------- --------       -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                           0.46   0.40      0.27     0.08          0.07
NET REALIZED AND UNREALIZED GAINS (LOSSES)      0.66 (0.41)    (0.12)     0.84          0.46
                                           --------- ------  -------- --------       -------
TOTAL FROM INVESTMENT OPERATIONS                1.12 (0.01)      0.15     0.92          0.53
                                           --------- ------  -------- --------       -------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME          (0.22) (0.39)        --   (0.07)        (0.03)
DISTRIBUTIONS FROM NET REALIZED CAPITAL           -- (0.30)    (0.02)   (0.51)        (0.21)
GAINS                                      --------- ------  -------- --------       -------
TOTAL DISTRIBUTIONS                           (0.22) (0.69)    (0.02)   (0.58)        (0.24)
                                           --------- ------  -------- --------       -------
NET ASSET VALUE, END OF PERIOD                $10.96 $10.06    $10.76   $10.63        $10.29
                                           --------- ------  -------- --------       -------
TOTAL RETURN                                  10.80%  0.39%     1.39%    8.99%        5.35%+
                                           --------- ------  -------- --------       -------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)       $401.6 $367.0    $385.4   $502.3        $366.2
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                       0.80%  0.82%     0.80%    0.81%       0.84%++
NET INVESTMENT INCOME                          4.52%  3.93%     2.52%    0.73%       0.64%++
PORTFOLIO TURNOVER RATE                    885.7%(b) 851.3%  1,228.7% 1,173.9%       935.0%+
(1) RATIO OF OPERATING EXPENSES TO AVERAGE
NET ASSETS BEFORE REIMBURSEMENT BY THE
MANAGER AND BROKER REBATES:                    0.80%  0.82%       N/A      N/A       0.84%++

--------------------------------------------------------------------------------

+  Non-annualized
++ Annualized
N/A Not applicable
(a) Net investment income per share was calculated using average shares outstanding.
(b) Excludes TBA securities.

  PIMCO INFLATION PROTECTED BOND PORTFOLIO



                                                                                     FOR THE PERIOD
                                                                                       MAY 1 2006
                                                                                    (COMMENCEMENT OF
                                                              FOR THE YEAR ENDED     OPERATIONS) TO
CLASS E                                                      DECEMBER 31, 2007(A) DECEMBER 31, 2006(A)
------------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                                 $10.06               $9.92
                                                                  ---------             -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                                  0.48                0.29
NET REALIZED AND UNREALIZED GAINS (LOSSES)                             0.65              (0.15)
                                                                  ---------             -------
TOTAL FROM INVESTMENT OPERATIONS                                       1.13                0.14
                                                                  ---------             -------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                                 (0.23)                  --
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS                            --                  --
                                                                  ---------             -------
TOTAL DISTRIBUTIONS                                                  (0.23)                  --
                                                                  ---------             -------
NET ASSET VALUE, END OF PERIOD                                       $10.96              $10.06
                                                                  ---------             -------
TOTAL RETURN                                                         10.93%              1.41%+
                                                                  ---------             -------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                                $7.3                $3.3
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                              0.71%             0.75%++
NET INVESTMENT INCOME                                                 4.63%             4.23%++
PORTFOLIO TURNOVER RATE                                           885.7%(b)             851.3%+
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS BEFORE
REIMBURSEMENT BY THE MANAGER AND BROKER REBATES:                      0.71%             0.75%++

--------------------------------------------------------------------------------

+  Non-annualized
++ Annualized
(a) Net investment income per share was calculated using average shares outstanding.
(b) Excludes TBA securities.

                                                   PIMCO TOTAL RETURN PORTFOLIO



                                                           FOR THE YEARS ENDED DECEMBER 31,
                                                      ------------------------------------------
CLASS A                                                2007(A)  2006(A)  2005(A) 2004(A) 2003(A)
------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                     $11.80   $11.60 $11.40  $11.61  $11.34
                                                      --------- -------- ------  ------  ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                      0.56     0.49   0.40    0.20    0.28
NET REALIZED AND UNREALIZED GAINS (LOSSES)                 0.35     0.04 (0.12)    0.40    0.23
                                                      --------- -------- ------  ------  ------
TOTAL FROM INVESTMENT OPERATIONS                           0.91     0.53   0.28    0.60    0.51
                                                      --------- -------- ------  ------  ------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                     (0.42)   (0.32) (0.01)  (0.81)  (0.13)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS                --   (0.01) (0.07)      --  (0.11)
                                                      --------- -------- ------  ------  ------
TOTAL DISTRIBUTIONS                                      (0.42)   (0.33) (0.08)  (0.81)  (0.24)
                                                      --------- -------- ------  ------  ------
NET ASSET VALUE, END OF PERIOD                           $12.29   $11.80 $11.60  $11.40  $11.61
                                                      --------- -------- ------  ------  ------
TOTAL RETURN                                              7.85%    4.80%  2.46%   5.25%   4.53%
                                                      --------- -------- ------  ------  ------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                $3,045.1 $1,445.1 $912.6  $578.0  $194.5
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES**                                                0.54%    0.58%  0.57%   0.57%   0.59%
NET INVESTMENT INCOME                                     4.74%    4.28%  3.42%   1.69%   2.43%
PORTFOLIO TURNOVER RATE                               412.8%(b)   161.2% 344.2%  416.0%  547.1%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES**:                                                0.54%    0.58%  0.57%     N/A  0.57%*

--------------------------------------------------------------------------------

* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
** Prior to 05/01/2003, broker rebates were excluded from the calculation of the expense limitation.
N/A Not applicable
(a) Net investment income per share was calculated using average shares outstanding.
(b) Excludes TBA securities.

  PIMCO TOTAL RETURN PORTFOLIO



                                                            FOR THE YEARS ENDED DECEMBER 31,
                                                      --------------------------------------------
CLASS B                                                2007(A)  2006(A)  2005(A)  2004(A)  2003(A)
--------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                     $11.69   $11.50   $11.32   $11.54 $11.29
                                                      --------- -------- -------- -------- ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                      0.53     0.46     0.37     0.19   0.24
NET REALIZED AND UNREALIZED GAINS (LOSSES)                 0.34     0.04   (0.12)     0.38   0.25
                                                      --------- -------- -------- -------- ------
TOTAL FROM INVESTMENT OPERATIONS                           0.87     0.50     0.25     0.57   0.49
                                                      --------- -------- -------- -------- ------
DISTRIBUTIONS:

DISTRIBUTIONS IN EXCESS OF NET INVESTMENT INCOME         (0.39)   (0.30)       --   (0.79) (0.13)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS                --   (0.01)   (0.07)       -- (0.11)
                                                      --------- -------- -------- -------- ------
TOTAL DISTRIBUTIONS                                      (0.39)   (0.31)   (0.07)   (0.79) (0.24)
                                                      --------- -------- -------- -------- ------
NET ASSET VALUE, END OF PERIOD                           $12.17   $11.69   $11.50   $11.32 $11.54
                                                      --------- -------- -------- -------- ------
TOTAL RETURN                                              7.56%    4.52%    2.25%    4.98%  4.31%
                                                      --------- -------- -------- -------- ------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                $1,274.4 $1,219.1 $1,107.7 $1,028.5 $893.8
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES**                                                0.79%    0.83%    0.82%    0.81%  0.83%
NET INVESTMENT INCOME                                     4.51%    4.01%    3.13%    1.66%  2.07%
PORTFOLIO TURNOVER RATE                               412.8%(b)   161.2%   344.2%   416.0% 547.1%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES**:                                                0.79%    0.83%    0.82%      N/A 0.82%*

--------------------------------------------------------------------------------

* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
** Prior to 05/01/2003, broker rebates were excluded from the calculation of the expense limitation.
N/A Not applicable
(a) Net investment income per share was calculated using average shares outstanding.
(b) Excludes TBA securities.

                                                   PIMCO TOTAL RETURN PORTFOLIO



                                                          FOR THE YEARS ENDED DECEMBER 31,
                                                      -----------------------------------------
CLASS E                                                2007(A)  2006(A) 2005(A) 2004(A) 2003(A)
-----------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                     $11.73 $11.53  $11.34  $11.56  $11.30
                                                      --------- ------  ------  ------  ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                      0.54   0.47    0.39    0.21    0.23
NET REALIZED AND UNREALIZED GAINS (LOSSES)                 0.35   0.05  (0.13)    0.37    0.27
                                                      --------- ------  ------  ------  ------
TOTAL FROM INVESTMENT OPERATIONS                           0.89   0.52    0.26    0.58    0.50
                                                      --------- ------  ------  ------  ------
DISTRIBUTIONS:

DISTRIBUTIONS IN EXCESS OF NET INVESTMENT INCOME         (0.41) (0.31)      --  (0.80)  (0.13)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS                -- (0.01)  (0.07)      --  (0.11)
                                                      --------- ------  ------  ------  ------
TOTAL DISTRIBUTIONS                                      (0.41) (0.32)  (0.07)  (0.80)  (0.24)
                                                      --------- ------  ------  ------  ------
NET ASSET VALUE, END OF PERIOD                           $12.21 $11.73  $11.53  $11.34  $11.56
                                                      --------- ------  ------  ------  ------
TOTAL RETURN                                              7.63%  4.67%   2.33%   5.06%   4.44%
                                                      --------- ------  ------  ------  ------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                  $132.0 $132.5  $146.6  $146.6  $119.3
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES**                                                0.69%  0.72%   0.72%   0.71%   0.73%
NET INVESTMENT INCOME                                     4.61%  4.10%   3.24%   1.76%   2.02%
PORTFOLIO TURNOVER RATE                               412.8%(b) 161.2%  344.2%  416.0%  547.1%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES**:                                                0.69%  0.72%   0.72%     N/A  0.71%*

--------------------------------------------------------------------------------

* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
** Prior to 05/01/2003, broker rebates were excluded from the calculation of the expense limitation.
N/A Not applicable
(a) Net investment income per share was calculated using average shares outstanding.
(b) Excludes TBA securities.

  RCM TECHNOLOGY PORTFOLIO



                                                          FOR THE YEARS ENDED DECEMBER 31,
                                                      -----------------------------------------
CLASS A                                               2007(A) 2006(A) 2005(A)  2004(A)  2003(A)
-----------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                    $5.39   $5.11   $4.62     $4.83   $3.06
                                                      ------- ------- ------- --------- -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT LOSS                                    (0.01)  (0.03)  (0.03)    (0.02)  (0.04)
NET REALIZED AND UNREALIZED GAINS (LOSSES)               1.66    0.31    0.56    (0.19)    1.81
                                                      ------- ------- ------- --------- -------
TOTAL FROM INVESTMENT OPERATIONS                         1.65    0.28    0.53    (0.21)    1.77
                                                      ------- ------- ------- --------- -------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                       --      --      --        --      --
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS          (0.22)      --  (0.04) (0.00)(b)      --
                                                      ------- ------- ------- --------- -------
TOTAL DISTRIBUTIONS                                    (0.22)      --  (0.04) (0.00)(b)      --
                                                      ------- ------- ------- --------- -------
NET ASSET VALUE, END OF PERIOD                          $6.82   $5.39   $5.11     $4.62   $4.83
                                                      ------- ------- ------- --------- -------
TOTAL RETURN                                           31.67%   5.48%  11.35%   (4.28)%  57.84%
                                                      ------- ------- ------- --------- -------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                 $64.8  $184.8  $129.3     $81.8   $47.2
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES**                                              0.95%   1.02%   1.10%     0.96%   1.10%
NET INVESTMENT LOSS                                   (0.20)% (0.57)% (0.69)%   (0.45)% (0.89)%
PORTFOLIO TURNOVER RATE                                206.8%  265.0%  290.7%    173.0%  313.0%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                0.27%  1.06%*   1.19%       N/A   1.26%
RATIO OF EXPENSES TO AVERAGE NET ASSETS AFTER BROKER
REBATES**:                                                N/A     N/A     N/A       N/A   1.04%

--------------------------------------------------------------------------------

* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
** Prior to 05/01/2003, broker rebates were excluded from the calculation of the expense limitation.
N/A Not applicable
(a) Net investment loss per share was calculated using average shares outstanding.
(b) Rounds to less than $0.005 per share.

                                                       RCM TECHNOLOGY PORTFOLIO



                                                          FOR THE YEARS ENDED DECEMBER 31,
                                                      -----------------------------------------
CLASS B                                               2007(A) 2006(A) 2005(A)  2004(A)  2003(A)
-----------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                    $5.32   $5.05   $4.58     $4.79   $3.04
                                                      ------- ------- ------- --------- -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT LOSS                                    (0.03)  (0.04)  (0.04)    (0.02)  (0.05)
NET REALIZED AND UNREALIZED GAINS (LOSSES)               1.65    0.31    0.55    (0.19)    1.80
                                                      ------- ------- ------- --------- -------
TOTAL FROM INVESTMENT OPERATIONS                         1.62    0.27    0.51    (0.21)    1.75
                                                      ------- ------- ------- --------- -------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                       --      --      --        --      --
DISTRIBUTIONS FORM NET REALIZED CAPITAL GAINS          (0.22)      --  (0.04) (0.00)(b)      --
                                                      ------- ------- ------- --------- -------
TOTAL DISTRIBUTIONS                                    (0.22)      --  (0.04) (0.00)(b)      --
                                                      ------- ------- ------- --------- -------
NET ASSET VALUE, END OF PERIOD                          $6.72   $5.32   $5.05     $4.58   $4.79
                                                      ------- ------- ------- --------- -------
TOTAL RETURN                                           31.52%   5.35%  11.01%   (4.31)%  57.57%
                                                      ------- ------- ------- --------- -------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                $160.4   $91.9   $86.5    $100.2   $64.8
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES**                                              1.24%   1.28%   1.35%     1.21%   1.35%
NET INVESTMENT LOSS                                   (0.51)% (0.83)% (0.95)%   (0.57)% (1.14)%
PORTFOLIO TURNOVER RATE                                206.8%  265.0%  290.7%    173.0%  313.0%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT TO THE MANAGER AND BROKER
REBATES:                                                1.27%  1.31%*   1.44%       N/A   1.52%
RATIO OF EXPENSES TO AVERAGE NET ASSETS AFTER BROKER
REBATES**:                                                N/A     N/A     N/A       N/A   1.29%

--------------------------------------------------------------------------------

* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
** Prior to 05/01/2003, broker rebates were excluded from the calculation of the expense limitation.
N/A Not applicable
(a) Net investment loss per share was calculated using average shares outstanding.
(b) Rounds to less than $0.005 per share.

  RCM TECHNOLOGY PORTFOLIO



                                                          FOR THE YEARS ENDED DECEMBER 31,
                                                      -----------------------------------------
CLASS E                                               2007(A) 2006(A) 2005(A)  2004(A)  2003(A)
-----------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                    $5.34   $5.07   $4.59     $4.80   $3.05
                                                      ------- ------- ------- --------- -------
INCOME FROM INVESTMENT OPERATIONS:

NET INVESTMENT LOSS                                    (0.03)  (0.04)  (0.04)    (0.02)  (0.05)
NET REALIZED AND UNREALIZED GAINS (LOSSES)               1.67    0.31    0.56    (0.19)    1.80
                                                      ------- ------- ------- --------- -------
TOTAL FROM INVESTMENT OPERATIONS                         1.64    0.27    0.52    (0.21)    1.75
                                                      ------- ------- ------- --------- -------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                       --      --      --        --      --
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS          (0.22)      --  (0.04) (0.00)(b)      --
                                                      ------- ------- ------- --------- -------
TOTAL DISTRIBUTIONS:                                   (0.22)      --  (0.04) (0.00)(b)      --
                                                      ------- ------- ------- --------- -------
NET ASSET VALUE, END OF PERIOD                          $6.76   $5.34   $5.07     $4.59   $4.80
                                                      ------- ------- ------- --------- -------
TOTAL RETURN                                            31.78   5.33%  11.21%   (4.30)%  57.88%
                                                      ------- ------- ------- --------- -------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                 $27.1   $16.7   $18.6     $20.3   $15.5
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES**                                              1.14%   1.18%   1.25%     1.10%   1.25%
NET INVESTMENT LOSS                                   (0.42)% (0.74)% (0.85)%   (0.55)% (1.07)%
PORTFOLIO TURNOVER RATE                                206.8%  265.0%  290.7%    173.0%  313.0%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT TO THE MANAGER AND BROKER
REBATES:                                                1.18%  1.21%*   1.34%       N/A   1.37%
RATIO OF EXPENSES TO AVERAGE NET ASSETS AFTER BROKER
REBATES**:                                                N/A     N/A     N/A       N/A   1.22%

--------------------------------------------------------------------------------

* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
** Prior to 05/01/2003, broker rebates were excluded from the calculation of the expense limitation.
N/A Not applicable
(a) Net investment loss per share was calculated using average shares outstanding.
(b) Rounds to less than $0.005 per share.

                                         T. ROWE PRICE MID CAP GROWTH PORTFOLIO



                                                         FOR THE YEARS ENDED DECEMBER 31,
                                                      ---------------------------------------
CLASS A                                               2007(A) 2006(A) 2005(A) 2004(A) 2003(A)
---------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                   $8.76   $8.49    $7.55   $6.39   $4.66
                                                      ------  ------  ------- ------- -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME (LOSS)                            0.02    0.03   (0.01)  (0.03)  (0.02)
NET REALIZED AND UNREALIZED GAINS                       1.50    0.53     1.13    1.19    1.75
                                                      ------  ------  ------- ------- -------
TOTAL FROM INVESTMENT OPERATIONS                        1.52    0.56     1.12    1.16    1.73
                                                      ------  ------  ------- ------- -------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                  (0.02)      --       --      --      --
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS         (0.43)  (0.29)   (0.18)      --      --
                                                      ------  ------  ------- ------- -------
TOTAL DISTRIBUTIONS                                   (0.45)  (0.29)   (0.18)      --      --
                                                      ------  ------  ------- ------- -------
NET ASSET VALUE, END OF PERIOD                         $9.83   $8.76    $8.49   $7.55   $6.39
                                                      ------  ------  ------- ------- -------
TOTAL RETURN                                          17.85%   6.56%   14.87%  18.15%  37.12%
                                                      ------  ------  ------- ------- -------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)               $524.2  $386.8   $258.6  $145.7   $34.8
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES**                                             0.78%   0.81%    0.80%   0.90%   0.91%
NET INVESTMENT INCOME (LOSS)                           0.16%   0.32%  (0.08)% (0.41)% (0.37)%
PORTFOLIO TURNOVER RATE                                35.5%   33.7%    23.0%   51.7%   56.5%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                               0.80%   0.81%    0.81%  0.83%*  0.92%*
RATIO OF EXPENSES TO AVERAGE NET ASSETS AFTER BROKER
REBATES**:                                               N/A     N/A      N/A     N/A   0.83%

--------------------------------------------------------------------------------

* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
** Prior to 05/01/2003, broker rebates were excluded from the calculation of the expense limitation.
N/A Not applicable
(a) Net investment income (loss) per share was calculated using average shares outstanding.

  T. ROWE PRICE MID CAP GROWTH PORTFOLIO



                                                         FOR THE YEARS ENDED DECEMBER 31,
                                                      ---------------------------------------
CLASS B                                               2007(A) 2006(A) 2005(A) 2004(A) 2003(A)
---------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                    $8.62  $8.38    $7.47   $6.34   $4.64
                                                      ------- ------  ------- ------- -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME (LOSS)                           (0.01)   0.01   (0.03)  (0.05)  (0.04)
NET REALIZED AND UNREALIZED GAINS                        1.48   0.52     1.12    1.18    1.74
                                                      ------- ------  ------- ------- -------
TOTAL FROM INVESTMENT OPERATIONS                         1.47   0.53     1.09    1.13    1.70
                                                      ------- ------  ------- ------- -------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                  (0.00)+     --       --      --      --
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS          (0.43) (0.29)   (0.18)      --      --
                                                      ------- ------  ------- ------- -------
TOTAL DISTRIBUTIONS                                    (0.43) (0.29)   (0.18)      --      --
                                                      ------- ------  ------- ------- -------
NET ASSET VALUE, END OF PERIOD                          $9.66  $8.62    $8.38   $7.47   $6.34
                                                      ------- ------  ------- ------- -------
TOTAL RETURN                                           17.64%  6.16%   14.63%  17.82%  36.64%
                                                      ------- ------  ------- ------- -------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                $523.0 $453.6   $422.6  $345.0  $307.7
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES**                                              1.03%  1.05%    1.05%   1.16%   1.18%
NET INVESTMENT INCOME (LOSS)                          (0.08)%  0.12%  (0.34)% (0.69)% (0.64)%
PORTFOLIO TURNOVER RATE                                 35.5%  33.7%    23.0%   51.7%   56.5%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                1.05%  1.06%    1.06%  1.07%*  1.16%*
RATIO OF EXPENSES TO AVERAGE NET ASSETS AFTER BROKER
REBATES**:                                                N/A    N/A      N/A     N/A   1.12%

--------------------------------------------------------------------------------

+  Rounds to less than $0.005 per share.
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
** Prior to 05/01/2003, broker rebates were excluded from the calculation of the expense limitation.
N/A Not applicable
(a) Net investment income (loss) per share was calculated using average shares outstanding.

                                         T. ROWE PRICE MID CAP GROWTH PORTFOLIO



                                                         FOR THE YEARS ENDED DECEMBER 31,
                                                      ---------------------------------------
CLASS E                                               2007(A) 2006(A) 2005(A) 2004(A) 2003(A)
---------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                   $8.67   $8.42    $7.50   $6.36   $4.65
                                                      ------  ------  ------- ------- -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME (LOSS)                           0.00+    0.02   (0.02)  (0.04)  (0.03)
NET REALIZED AND UNREALIZED GAINS                       1.49    0.52     1.12    1.18    1.74
                                                      ------  ------  ------- ------- -------
TOTAL FROM INVESTMENT OPERATIONS                        1.49    0.54     1.10    1.14    1.71
                                                      ------  ------  ------- ------- -------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                  (0.01)      --       --      --      --
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS         (0.43)  (0.29)   (0.18)      --      --
                                                      ------  ------  ------- ------- -------
TOTAL DISTRIBUTIONS                                   (0.44)  (0.29)   (0.18)      --      --
                                                      ------  ------  ------- ------- -------
NET ASSET VALUE, END OF PERIOD                         $9.72   $8.67    $8.42   $7.50   $6.36
                                                      ------  ------  ------- ------- -------
TOTAL RETURN                                          17.62%   6.38%   14.70%  17.92%  36.77%
                                                      ------  ------  ------- ------- -------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                $37.3   $25.0    $25.4   $21.5   $10.8
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES**                                             0.93%   0.95%    0.95%   1.05%   1.08%
NET INVESTMENT INCOME (LOSS)                          0.00%+   0.22%  (0.24)% (0.57)% (0.54)%
PORTFOLIO TURNOVER RATE                                35.5%   33.7%    23.0%   51.7%   56.5%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                               0.95%   0.96%    0.96%  0.97%*  1.06%*
RATIO OF EXPENSES TO AVERAGE NET ASSETS AFTER BROKER
REBATES**:                                               N/A     N/A      N/A     N/A   1.01%

--------------------------------------------------------------------------------

+  Rounds to less than $0.005 per share.
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
** Prior to 05/01/2003, broker rebates were excluded from the calculation of the expense limitation.
N/A Not applicable
(a) Net investment income (loss) per share was calculated using average shares outstanding.

  THIRD AVENUE SMALL CAP VALUE PORTFOLIO



                                                          FOR THE YEARS ENDED DECEMBER 31,
                                                      ----------------------------------------
CLASS A                                               2007(A)  2006(A) 2005(A) 2004(A) 2003(A)
----------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                    $17.48 $16.61  $14.38  $11.62   $8.29
                                                      -------- ------  ------  ------  ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                     0.17   0.27    0.14    0.16    0.05
NET REALIZED AND UNREALIZED GAINS (LOSSES)              (0.54)   1.89    2.13    2.96    3.39
                                                      -------- ------  ------  ------  ------
TOTAL FROM INVESTMENT OPERATIONS                        (0.37)   2.16    2.27    3.12    3.44
                                                      -------- ------  ------  ------  ------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                    (0.21) (0.11)      --  (0.08)  (0.04)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS           (1.15) (1.18)  (0.04)  (0.28)  (0.07)
                                                      -------- ------  ------  ------  ------
TOTAL DISTRIBUTIONS                                     (1.36) (1.29)  (0.04)  (0.36)  (0.11)
                                                      -------- ------  ------  ------  ------
NET ASSET VALUE, END OF PERIOD                          $15.75 $17.48  $16.61  $14.38  $11.62
                                                      -------- ------  ------  ------  ------
TOTAL RETURN                                           (2.79)% 13.38%  15.82%  26.81%  41.52%
                                                      -------- ------  ------  ------  ------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)               $1,171.6 $883.6  $476.8  $206.3    $6.2
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES**                                               0.76%  0.80%   0.81%   0.87%   0.93%
NET INVESTMENT INCOME                                    0.99%  1.64%   0.94%   1.12%   0.54%
PORTFOLIO TURNOVER RATE                                  36.0%  12.1%   19.6%   11.3%   14.6%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                 0.76%  0.80%   0.81%     N/A  0.92%*

--------------------------------------------------------------------------------

* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
** Prior to 05/01/2003, broker rebates were excluded from the calculation of the expense limitation.
N/A Not applicable
(a) Net investment income per share was calculated using average shares outstanding.

                                         THIRD AVENUE SMALL CAP VALUE PORTFOLIO



                                                         FOR THE YEARS ENDED DECEMBER 31,
                                                      ---------------------------------------
CLASS B                                               2007(A) 2006(A) 2005(A) 2004(A) 2003(A)
---------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                   $17.41 $16.55  $14.37  $11.61   $8.28
                                                      ------- ------  ------  ------  ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                    0.13   0.21    0.10    0.06    0.05
NET REALIZED AND UNREALIZED GAINS (LOSSES)             (0.54)   1.91    2.12    3.02    3.38
                                                      ------- ------  ------  ------  ------
TOTAL FROM INVESTMENT OPERATIONS                       (0.41)   2.12    2.22    3.08    3.43
                                                      ------- ------  ------  ------  ------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                   (0.17) (0.08)      --  (0.04)  (0.03)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS          (1.15) (1.18)  (0.04)  (0.28)  (0.07)
                                                      ------- ------  ------  ------  ------
TOTAL DISTRIBUTIONS                                    (1.32) (1.26)  (0.04)  (0.32)  (0.10)
                                                      ------- ------  ------  ------  ------
NET ASSET VALUE, END OF PERIOD                         $15.68 $17.41  $16.55  $14.37  $11.61
                                                      ------- ------  ------  ------  ------
TOTAL RETURN                                          (3.02)% 13.13%  15.48%  26.50%  41.41%
                                                      ------- ------  ------  ------  ------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                $741.5 $573.8  $442.4  $435.5  $307.9
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES**                                              1.01%  1.05%   1.05%   1.07%   1.18%
NET INVESTMENT INCOME                                   0.76%  1.28%   0.64%   0.46%   0.49%
PORTFOLIO TURNOVER RATE                                 36.0%  12.1%   19.6%   11.3%   14.6%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                1.01%  1.05%   1.05%     N/A  1.13%*

--------------------------------------------------------------------------------

* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
** Prior to 05/01/2003, broker rebates were excluded from the calculation of the expense limitation.
N/A Not applicable
(a) Net investment income per share was calculated using average shares outstanding.

FOR MORE INFORMATION

If you would like more information about a Portfolio, the following documents are available to you free upon request:

ANNUAL/SEMI-ANNUAL REPORTS

Contain additional information about a Portfolio's performance. In a Portfolio's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION ("SAI")

Provides a fuller technical and legal description of the Portfolio's policies, investment restrictions, and business structure. The SAI is legally considered to be a part of this Prospectus.

IF YOU WOULD LIKE A COPY OF THE CURRENT VERSIONS OF THESE DOCUMENTS, OR OTHER INFORMATION ABOUT A PORTFOLIO, CONTACT:

                          MET INVESTORS SERIES TRUST
                                 5 PARK PLAZA
                                  SUITE 1900
                           IRVINE, CALIFORNIA 92614

                                1-800-848-3854

Free copies of the SAI and Annual and Semi-Annual Reports are available at the following website: www.metlifeinvestors.com

Information about a Portfolio, including the Annual and Semi-annual Reports and SAI, may also be obtained from the Securities and Exchange Commission ("SEC"):

[_] IN PERSON Review and copy documents in the SEC's Public Reference Room in
              Washington, D.C. (for information call 202-551-8090).

[_] ON LINE   Retrieve information from the EDGAR database on the SEC's web site at: http://www.sec.gov.

[_] BY MAIL   Request documents, upon payment of a duplicating fee, by writing to SEC, Public Reference Section, Washington, D.C. 20549 or by e-mailing the SEC at publicinfo@sec.gov.

                             SEC FILE # 811-10183

                                 MET INVESTORS
                            S E R I E S   T R U S T

                      Met/AIM Small Cap Growth Portfolio



                     Clarion Global Real Estate Portfolio
               (formerly Neuberger Berman Real Estate Portfolio)



                    Harris Oakmark International Portfolio

                           Lazard Mid Cap Portfolio

                Legg Mason Partners Aggressive Growth Portfolio



                     Lord Abbett Bond Debenture Portfolio

                    Lord Abbett Growth and Income Portfolio

                      Lord Abbett Mid Cap Value Portfolio



                    MFS(R) Research International Portfolio


                  Oppenheimer Capital Appreciation Portfolio


                         PIMCO Total Return Portfolio

                           RCM Technology Portfolio



                    T. Rowe Price Mid Cap Growth Portfolio



                      Class A, Class B and Class E Shares

                                __PROSPECTUS__

                                APRIL 28, 2008

Like all securities, these securities have not been approved or disapproved by the

Securities and Exchange Commission, nor has the Securities and Exchange

Commission passed upon the accuracy or adequacy of this Prospectus.

           Any representation to the contrary is a criminal offense.

                           ____TABLE OF CONTENTS____


                                                                PAGE

         INTRODUCTION                                            3
            Understanding the Trust                              3
            Understanding the Portfolios                         3

         THE PORTFOLIOS                                          5

           INVESTMENT SUMMARY                                    5
            Met/AIM Small Cap Growth Portfolio                   6
            Clarion Global Real Estate Portfolio                 9
            Harris Oakmark International Portfolio               13
            Lazard Mid Cap Portfolio                             16
            Legg Mason Partners Aggressive Growth Portfolio      19
            Lord Abbett Bond Debenture Portfolio                 22
            Lord Abbett Growth and Income Portfolio              27
            Lord Abbett Mid Cap Value Portfolio                  30
            MFS(R) Research International Portfolio              33
            Oppenheimer Capital Appreciation Portfolio           37
            PIMCO Total Return Portfolio                         40
            RCM Technology Portfolio                             45
            T. Rowe Price Mid Cap Growth Portfolio               49

           PRIMARY RISKS OF INVESTING IN THE PORTFOLIOS          52
           ADDITIONAL INVESTMENT STRATEGIES                      56
           MANAGEMENT                                            67
            The Manager                                          68
            The Advisers                                         69
            Distribution Plans                                   76

         YOUR INVESTMENT                                         77
            Shareholder Information                              77
            Dividends, Distributions and Taxes                   77
            Sales and Purchases of Shares                        79

         FINANCIAL HIGHLIGHTS                                    83

         FOR MORE INFORMATION                                Back Cover

INTRODUCTION

UNDERSTANDING THE TRUST


Met Investors Series Trust (the "Trust") is an open-end management investment company that offers a selection of fifty-two managed investment portfolios or mutual funds, only thirteen of which are offered through this Prospectus (the "Portfolios"). Each of the thirteen Portfolios described in this Prospectus has its own investment objective designed to meet different investment goals. Please see the Investment Summary section of this Prospectus for specific information on each Portfolio.


  INVESTING THROUGH A VARIABLE INSURANCE CONTRACT

  Class A, Class B and Class E shares of the Portfolios, as applicable, are currently only sold to separate accounts of Metropolitan Life Insurance Company and certain of its affiliates (collectively, "MetLife" or the "Insurance Companies") to fund the benefits under certain individual flexible premium variable life insurance policies and individual and group variable annuity contracts (collectively, "Contracts"). As a Contract owner, your premium payments are allocated to one or more of the Portfolios in accordance with your Contract.

  A particular Portfolio or class of a Portfolio of the Trust may not be available under the Contract you have chosen. The prospectus for the Contracts shows the Portfolios and classes available to you. Please read this Prospectus carefully before selecting a Portfolio. It provides information to assist you in your decision. If you would like additional information about a Portfolio, please request a copy of the Statement of Additional Information ("SAI"). For details about how to obtain a copy of the SAI and other reports and information, see the back cover of this Prospectus. The SAI is incorporated by reference into this Prospectus.

  Some of the Portfolios have names and investment objectives that are very similar to certain publicly available mutual funds that are managed by the same investment advisers. The Portfolios in this Prospectus are not those publicly available mutual funds and will not have the same performance. Different performance will result from such factors as different implementation of investment policies, different investment restrictions, different cash flows into and out of the Portfolios, different fees, and different asset sizes.

UNDERSTANDING THE PORTFOLIOS

After this Introduction you will find an Investment Summary for each Portfolio. Each Investment Summary presents important facts about a Portfolio, including information about its investment objective, principal investment strategy, primary risks, fees and expenses and past performance.


Each of the Portfolios falls into one of two categories of funds: equity funds and fixed income funds. A particular type of Portfolio may be more appropriate for you depending upon your investment needs.



 PLEASE SEE THE CONTRACT PROSPECTUS FOR A DETAILED EXPLANATION OF YOUR CONTRACT.

DESCRIPTION OF TYPES OF FUNDS:

  EQUITY FUNDS

  Although they may involve more risk, historically, equity securities such as common stocks have offered higher returns than bonds or other investments over the long term. A domestic equity fund principally invests in equity securities of U.S. companies and may also, to a minor extent, invest in securities of companies located outside the United States. An international equity fund principally invests in the equity securities of companies located outside the United States.

  FIXED INCOME FUNDS

  Fixed income securities are securities that pay a specified rate of return. Historically, fixed income funds are not as volatile as equity funds. These funds may lend stability to a portfolio made up primarily of stocks.



--------------------------------------------------------------------------------

BEFORE YOU CHOOSE A PORTFOLIO, PLEASE CONSIDER...

All of the Portfolios involve risk, but there is also the potential for reward. You can lose money--and you can make money. The Portfolios are structured so that each offers a different degree of risk and reward than others.

WHAT RISK/REWARD LEVEL IS FOR YOU? ASK YOURSELF THE FOLLOWING:
(1) HOW WELL DO I HANDLE FLUCTUATIONS IN MY ACCOUNT VALUE?

    The greater the degree of risk for a Portfolio, the more its price is likely to move up and down on a day to day basis. If this makes you uncomfortable, you may prefer an investment that is less risky and that may not fluctuate in price as much.

(2) AM I LOOKING FOR A HIGHER RATE OF RETURN?

    Generally, the higher the potential return, the higher the risk. If you find the potential to make money is worth the possibility of losing more, then a Portfolio with higher risk may be right for you.

A final note: These Portfolios are designed for long-term investment.

                                THE PORTFOLIOS

INVESTMENT SUMMARY

Each Portfolio's summary discusses the following:

    INVESTMENT OBJECTIVE
    What is the Portfolio's investment goal?

    PRINCIPAL INVESTMENT STRATEGY
    How does the Portfolio attempt to achieve its investment goal? What types of investments does it contain? What style of investing and investment philosophy does it follow?

    PRIMARY RISKS
    What are the specific risks of investing in the Portfolio?

    PAST PERFORMANCE
    How well has the Portfolio performed over time?

    FEES AND EXPENSES
    What is the cost of investing in the Portfolio?


In addition to its principal investment strategy, each Portfolio may invest in various types of securities and engage in various investment techniques and practices which are not the principal focus of the Portfolio and therefore are not described in the Investment Summary section of the Prospectus. These other securities and investment techniques and practices in which a Portfolio may engage, together with their risks, are briefly discussed in "Additional Investment Strategies" in this Prospectus.


Following the Investment Summary is the section entitled "Primary Risks of Investing in the Portfolios" which lists some of the factors that may affect the value of a Portfolio's investments.


The SAI provides more detailed information regarding the various types of securities that a Portfolio may purchase and certain investment techniques and practices of its Adviser.


The Contracts may be sold by banks. AN INVESTMENT IN A PORTFOLIO OF THE TRUST THROUGH A CONTRACT IS NOT A DEPOSIT OR OBLIGATION OF, OR GUARANTEED BY, ANY BANK, AND IS NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY OF THE U.S. GOVERNMENT.


 EACH PORTFOLIO IN THIS PROSPECTUS IS A MUTUAL FUND: A POOLED INVESTMENT THAT IS PROFESSIONALLY MANAGED AND THAT GIVES YOU THE OPPORTUNITY TO PARTICIPATE IN FINANCIAL MARKETS. EACH PORTFOLIO STRIVES TO REACH ITS STATED INVESTMENT OBJECTIVE, WHICH CAN BE CHANGED WITHOUT SHAREHOLDER APPROVAL. AS WITH ALL MUTUAL FUNDS, THERE IS NO GUARANTEE THAT A PORTFOLIO WILL ACHIEVE ITS INVESTMENT OBJECTIVE.

 A PORTFOLIO'S ADVISER MAY SELL A PORTFOLIO SECURITY WHEN THE VALUE OF THE INVESTMENT REACHES OR EXCEEDS ITS ESTIMATED FAIR VALUE, TO TAKE ADVANTAGE OF MORE ATTRACTIVE INVESTMENT OPPORTUNITIES, WHEN THE ISSUER'S INVESTMENT FUNDAMENTALS BEGIN TO DETERIORATE, WHEN THE PORTFOLIO MUST MEET REDEMPTIONS, OR FOR OTHER INVESTMENT REASONS.

                      MET/AIM SMALL CAP GROWTH PORTFOLIO

INVESTMENT OBJECTIVE:

Long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGY:

The Portfolio seeks to meet its objective by investing, normally, at least 80% of its net assets in securities of small-cap companies. In complying with this 80% investment requirement, the Portfolio will invest primarily in marketable equity securities, including convertible securities, but its investments may include other securities, such as synthetic instruments. Synthetic instruments are investments that have economic characteristics similar to the Portfolio's direct investments, and may include warrants, futures, options, exchange-traded funds and American Depositary Receipts. The Portfolio considers a company to be a small-cap company if it has a market capitalization, at the time of purchase, no larger than the largest capitalized company included in the Russell 2000 Index during the most recent 11-month period (based on month-end data) plus the most recent data during the current month, within the range of market capitalizations of companies included in the Russell 2000 Index.

The Portfolio may invest up to 20% of its net assets in equity securities of issuers that have market capitalizations, at the time of purchase, outside of the range of market capitalizations of companies included in the Russell 2000 Index, and in investment-grade non-convertible debt securities, U.S. government securities and high-quality money market instruments. The Portfolio may also invest up to 25% of its total assets in foreign securities. For risk management purposes, the Portfolio may hold a portion of its assets in cash or cash equivalents, including money market instruments.

In selecting investments, the portfolio managers seek to identify those companies that have strong earnings momentum or demonstrate other potential for growth of capital. The portfolio managers anticipate that the Portfolio, when fully invested, will generally be comprised of companies that are currently experiencing a greater than anticipated increase in earnings.

PRIMARY RISKS:


The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail starting on page 52, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:


  .  Market risk

  .  Market capitalization risk

  .  Investment style risk

  .  Foreign investment risk

The Portfolio's investments in derivatives can significantly increase the Portfolio's exposure to market risk or credit risk of the counterparty. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the relevant assets, rates and indices.

PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

The bar chart below shows you the performance of the Portfolio's Class B shares, the Portfolio's oldest class, for each full calendar year since its inception and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart.

               Year-by-Year Total Return as of 12/31 of Each Year

                                    [CHART]

        02        03          04          05          06         07
     ------     ------       -----      ------     ------     ------
    -27.50%     38.86%       6.43%       8.27%      14.18%     11.07%

                   High Quarter:   2nd - 2003      +20.75%
                   Low Quarter:    3rd - 2002      -18.43%



The table below compares the Portfolio's Class A, Class B and Class E shares' average annual compounded total returns for the 1- and 5-year periods and from inception through 12/31/07 with the Russell 2000 Index and the Russell 2000 Growth Index. The Russell 2000 Index is an unmanaged index which measures the performance of the 2,000 smallest companies in the Russell 3000 Index. The Russell 2000 Growth Index is an unmanaged index which measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.

---------------------------------------------------------------
        Average Annual Total Return as of 12/31/07
--------------------------------------------------------------
                                              Since   Inception
                             1 Year  5 Year Inception   Date
 -------------------------   ------- ------ --------- ---------
Class A                      11.40%  15.39%    6.91%    1/2/02
Class B                      11.07%  15.20%    9.39%   10/9/01
Class E                      11.20%  15.34%    7.66%    4/1/02
Russell 2000 Index           -1.57%  16.25%   12.12%*
Russell 2000 Growth Index     7.05%  16.50%   10.70%*
* Index performance is from 10/1/01.


 PORTFOLIO MANAGEMENT:


..  Invesco Aim Capital Management, Inc. see page 70

..  For financial highlights see page 83

FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2007 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                          Class A Class B Class E
-----------------------------------------------------------------
Management Fee                             0.86%   0.86%   0.86%
-----------------------------------------------------------------
12b-1 Fees                                 None    0.25%   0.15%
-----------------------------------------------------------------
Other Expenses                             0.06%   0.06%   0.06%
-----------------------------------------------------------------
Total Annual Portfolio Operating Expenses  0.92%   1.17%   1.07%
-----------------------------------------------------------------

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES

         Class A  Class B  Class E
-----------------------------------
1 Year   $     94 $    120 $    110
-----------------------------------
3 Years  $    295 $    374 $    342
-----------------------------------
5 Years  $    511 $    647 $    593
-----------------------------------
10 Years $  1,135 $  1,427 $  1,311
-----------------------------------

                     CLARION GLOBAL REAL ESTATE PORTFOLIO

INVESTMENT OBJECTIVE:

Total return through investment in real estate securities, emphasizing both capital appreciation and current income.

PRINCIPAL INVESTMENT STRATEGY:

Under normal market conditions, the Portfolio will invest at least 80% of its assets in a portfolio of equity securities of companies that are principally engaged in the real estate industry. In selecting investments for the Portfolio, the Portfolio's Adviser will select companies that derive at least 50% of their total revenues or earnings from owning, operating, developing and/or managing real estate. This portion of the Portfolio will have investments located in a number of different countries, including the U.S. As a general matter, the Portfolio expects these investments to be in common stocks of large-, mid- and small-sized companies, including real estate investment trusts and similarly situated real estate companies outside the U.S. ("REITs"). The Portfolio may invest in companies located in countries with emerging securities markets.

The Portfolio's Adviser uses a multi-step investment process for constructing the Portfolio's investment portfolio that combines top-down region and sector allocation with bottom-up individual stock selection.

First, the Adviser selects sectors and geographic regions in which to invest, and determines the degree of representation of such sectors and regions, through a systematic evaluation of public and private property market trends and conditions. Second, the Adviser uses an in-house valuation process to identify investments with superior current income and growth potential relative to their peers. This in-house valuation process examines several factors including:

  .  value and property;

  .  capital structure; and

  .  management and strategy.

PRIMARY RISKS:


The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail starting on page 52, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:


  .  Market risk

  .  Real estate investment risk

  .  Foreign investment risk

  .  Market capitalization risk

  .  Investment style risk

 PORTFOLIO MANAGEMENT:


..  ING Clarion Real Estate Securities L.P. see page 70

..  For financial highlights see page 86



In addition, investments in emerging markets include all of the risks of investments in foreign securities and are subject to severe price declines. The economic and political structures of developing nations, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity. Such countries may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners and economies based on only a few industries. For these reasons, all of the risks of investing in foreign securities are heightened by investing in emerging market countries. The markets of developing countries have been more volatile than the markets of developed countries with more mature economies. These markets often have provided significantly higher or lower rates of return than developed markets, and significantly greater risks, to investors.

PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

The bar chart below shows you the performance of the Portfolio's Class B shares for each full calendar year since its inception and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart. Effective April 28, 2008, ING Clarion Real Estate Securities L.P. became the Portfolio's Adviser. Investment performance prior to that date is attributable to the Portfolio's former investment adviser.

                                    [CHART]

Year-by-Year Total Return as of 12/31 of Each Year

  05        06         07
------    ------     ------
13.29%    37.58%    -15.01%

High Quarter: 1st-2006  +14.88%
Low Quarter:  2nd-2007   -9.48%

The table below compares the Portfolio's Class A, Class B and Class E shares' average annual compounded total returns for the 1-year period and from inception through 12/31/07 with the FTSE NAREIT Equity Index, the Portfolio's benchmark prior to April 28, 2008, and with the FTSE EPRA/NAREIT Global Real Estate Index, the Portfolio's benchmark effective April 28, 2008. The FTSE NAREIT Equity Index is an unmanaged index that measures the performance of all publicly traded equity REITs. The FTSE EPRA/NAREIT Global Real Estate Index is designed to capture the performance of institutional quality property companies operating in North America, Europe, Asia, and Australia. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.

           Average Annual Total Return as of 12/31/07
----------------------------------------------------------------
                                               Since   Inception
                                     1 Year  Inception   Date
------------------------------------ ------  --------- ---------
Class A                              -14.79%   16.14%   5/1/04
Class B                              -15.01%   15.85%   5/1/04
Class E                              -14.86%   15.99%   5/1/04
FTSE NAREIT Equity REIT Index        -15.69%   16.59%*
FTSE EPRA/NAREIT Global Real
 Estate Index                         -6.96%   22.18%*
* Index performance is from 4/30/04.


For information on ING Clarion Real Estate Securities L.P.'s prior performance with a comparable fund see page 71.


FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2007 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                          Class A Class B Class E
-----------------------------------------------------------------
Management Fee                             0.61%   0.61%   0.61%
-----------------------------------------------------------------
12b-1 Fees                                 None    0.25%   0.15%
-----------------------------------------------------------------
Other Expenses                             0.04%   0.04%   0.04%
-----------------------------------------------------------------
Total Annual Portfolio Operating Expenses  0.65%   0.90%   0.80%
-----------------------------------------------------------------

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES

                               Class A  Class B  Class E
                      -----------------------------------
                      1 Year   $     67 $     92 $     82
                      -----------------------------------
                      3 Years  $    209 $    288 $    256
                      -----------------------------------
                      5 Years  $    363 $    500 $    446
                      -----------------------------------
                      10 Years $    812 $  1,112 $    993
                      -----------------------------------

                    HARRIS OAKMARK INTERNATIONAL PORTFOLIO

INVESTMENT OBJECTIVE:

Long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGY:

Under normal market conditions, the Portfolio invests primarily in common stocks of non-U.S. companies. The Portfolio may invest in mature markets (examples are Japan, Canada, and the United Kingdom) and in less developed markets (examples are Mexico, Brazil, and Korea). Ordinarily, the Portfolio will invest in the securities of at least five countries outside the U.S. There are no geographic limits on the Portfolio's foreign investments, but the Portfolio does not expect to invest more than 35% of its assets in securities of companies based in emerging markets. The Portfolio may invest in the equity securities of companies of any market capitalization.

The Portfolio's Adviser uses a value investment style in selecting equity securities for the Portfolio. The Adviser believes that over time, a company's stock price converges with its true business value. By "true business value" the Adviser means its estimate of the price that is determined by the cash it generates. The Adviser believes that investing in equity securities priced significantly below what is believed to be the true business value presents the best opportunity to achieve the Portfolio's investment objective. The Adviser uses this value philosophy to identify companies that it believes have discounted stock prices compared to the companies' true business values.

PRIMARY RISKS:


The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail starting on page 52, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:


  .  Market risk

  .  Foreign investment risk

  .  Market capitalization risk

  .  Investment style risk

In addition, investments in emerging markets include all of the risks of investments in foreign securities and are subject to severe price declines. The economic and political structures of developing nations, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity. Such countries may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners and economies based on only a few industries. For these reasons, all of the risks of investing in foreign securities are heightened by investing in emerging market countries. The markets of developing countries have been more volatile than the markets of developed countries with more mature economies. These markets often have provided significantly higher or lower rates of return than developed markets, and significantly greater risks, to investors.

 PORTFOLIO MANAGEMENT:


..  Harris Associates L.P. see page 72

..  For financial highlights see page 89



PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

The bar chart below shows you the performance of the Portfolio's Class B shares, the Portfolio's oldest class, for each full calendar year since its inception and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart. Effective January 1, 2003, Harris Associates L.P. became the Portfolio's Adviser. Investment performance information prior to that date is attributable to the Portfolio's former investment adviser.

Year-by-Year Total Return as of 12/31 of Each Year

                                     [CHART]

  02       03      04      05       06      07
------   ------  ------  ------   ------  ------
-18.09%  34.96%  20.52%  14.24%   28.85%  -1.12%



High Quarter:   2nd - 2003      +24.90%
Low Quarter:    3rd - 2002      -16.81%

The table below compares the Portfolio's Class A, Class B and Class E shares' average annual compounded total returns for the 1- and 5-year periods and from inception through 12/31/07 with the Morgan Stanley Capital International Europe, Australia and Far East ("MSCI EAFE" Index), a widely recognized unmanaged index which is an aggregate of 15 individual country indices that collectively represent many of the major markets of the world. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.

   Average Annual Total Return as of 12/31/07
-------------------------------------------------
                                Since   Inception
                1 Year 5 Year Inception   Date
--------------- ------ ------ --------- ---------
Class A         -0.86% 19.12%   12.02%    1/2/02
Class B         -1.12% 18.81%   12.88%   10/9/01
Class E         -1.00% 18.94%   12.57%    4/1/02
MSCI EAFE Index 11.63% 22.08%   15.39%*
* Index performance is from 10/1/01.

FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2007 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                          Class A Class B Class E
-----------------------------------------------------------------
Management Fee                             0.77%   0.77%   0.77%
-----------------------------------------------------------------
12b-1 Fees                                 None    0.25%   0.15%
-----------------------------------------------------------------
Other Expenses                             0.09%   0.08%   0.08%
-----------------------------------------------------------------
Total Annual Portfolio Operating Expenses  0.86%   1.10%   1.00%
-----------------------------------------------------------------

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES

         Class A  Class B  Class E
-----------------------------------
1 Year   $     88 $    113 $    103
-----------------------------------
3 Years  $    275 $    352 $    320
-----------------------------------
5 Years  $    479 $    609 $    555
-----------------------------------
10 Years $  1,064 $  1,346 $  1,229
-----------------------------------

                           LAZARD MID CAP PORTFOLIO

INVESTMENT OBJECTIVE:

Long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGY:

The Portfolio seeks to meet its objective by investing, normally, at least 80% of its net assets in equity securities, including convertible securities, of mid-cap companies. In complying with this 80% investment requirement, the Portfolio's investments may include synthetic instruments. Synthetic instruments are investments that have economic characteristics similar to the Portfolio's direct investments, and may include warrants, futures, options, exchange-traded funds and American Depositary Receipts. The Portfolio considers a company to be a mid-cap company if it has a market capitalization, at the time of purchase, within the range of the largest and smallest capitalized companies included in the Russell Midcap Index during the most recent 11-month period (based on month-end data) plus the most recent data during the current month.

The Portfolio may invest up to 20% of its net assets in equity securities of companies in other market capitalization ranges and in investment grade debt securities. The Portfolio may also invest up to 25% of its total assets in foreign securities. For risk management purposes, the Portfolio may hold a portion of its assets in cash or cash equivalents, including money market instruments.

In selecting investments, the portfolio managers seek to identify those companies that are, in their view, undervalued relative to current or projected earnings, or the current market value of assets owned by the company. The primary emphasis of the portfolio managers' search for undervalued equity securities is in four categories: (1) out-of-favor cyclical growth companies;
(2) established growth companies that are undervalued compared to historical relative valuation parameters; (3) companies where there is early but tangible evidence of improving prospects which are not yet reflected in the value of the companies' equity securities; and (4) companies whose equity securities are selling at prices that do not yet reflect the current market value of their assets.

PRIMARY RISKS:


The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail starting on page 52, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:


  .  Market risk

  .  Foreign investment risk

  .  Market capitalization risk

  .  Investment style risk

The Portfolio's investments in derivatives can significantly increase the Portfolio's exposure to market risk or credit risk of the counterparty. Derivatives can also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the relevant assets, rates and indices.

PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

The bar chart below shows you the performance of the Portfolio's Class B shares, the Portfolio's oldest Class, for each full calendar year since its inception and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart. Effective December 19, 2005, Lazard Asset Management LLC became the Portfolio's Adviser. Investment performance information prior to that date is attributable to the Portfolio's former investment adviser.

               Year-by-Year Total Return as of 12/31 of Each Year

                                    [CHART]

                    02       03      04      05      06      07
                  -------  ------  ------  ------  ------  ------
                  -10.82%  26.03%  14.32%   8.06%  14.67%  -2.71%

                      High Quarter: 2nd - 2003 +15.66%
                      Low Quarter:  3rd - 2002 -14.33%



The table below compares the Portfolio's Class A, Class B and Class E shares' average annual compounded total returns for the 1- and 5-year periods and from inception through 12/31/07 with the Russell Midcap Index. The Russell Midcap Index measures the performance of the 800 companies in the Russell 1000 Index with the lowest market capitalization. These companies are considered representative of medium-sized companies. The median market capitalization was approximately $3.99 billion as of January 31, 2008. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.

              Average Annual Total Return as of 12/31/07
-----------------------------------------------------------------------
                                                      Since   Inception
                                     1 Year 5 Years Inception   Date
------------------------------------ ------ ------- --------- ---------
Class A                              -2.47%  11.96%    7.91%    1/2/02
Class B                              -2.71%  11.72%    9.01%   10/9/01
Class E                              -2.64%  11.82%    7.09%    4/1/02
Russell Midcap Index                  5.60%  18.21%   14.00%*
* Index performance is from 10/1/01.



 PORTFOLIO MANAGEMENT:


..  Lazard Asset Management LLC see page 73

..  For financial highlights see page 92

For information on Lazard Asset Management LLC's prior performance with a comparable fund, see page 73.


FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2007 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                           Class A Class B Class E
------------------------------------------ ------- ------- -------
Management Fee                              0.69%   0.69%   0.69%
------------------------------------------------------------------
12b-1 Fees                                  None    0.25%   0.15%
------------------------------------------------------------------
Other Expenses                              0.07%   0.06%   0.06%
------------------------------------------------------------------
Total Annual Portfolio Operating Expenses*  0.76%   1.00%   0.90%
------------------------------------------------------------------


        * Met Investors Advisory, LLC (the "Manager") and the Trust have entered into an Expense Limitation Agreement whereby the total Annual Portfolio Operating Expenses for the Class A, Class B and Class E shares of the Portfolio will not exceed 0.80%, 1.05% and 0.95%, respectively, for the period ended April 30, 2009 and in any year in which the Agreement is in effect. Under certain circumstances, any fees waived or expenses reimbursed by the Manager may, with the approval of the Trust's Board of Trustees, be repaid to the Manager.


EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same and that all expense limitations remain in effect only for the period ended April 30, 2009. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES

         Class A  Class B  Class E
-----------------------------------
1 Year   $     78 $    103 $     92
-----------------------------------
3 Years  $    244 $    320 $    288
-----------------------------------
5 Years  $    424 $    555 $    500
-----------------------------------
10 Years $    945 $  1,229 $  1,112
-----------------------------------

                LEGG MASON PARTNERS AGGRESSIVE GROWTH PORTFOLIO

INVESTMENT OBJECTIVE:

Capital appreciation.

PRINCIPAL INVESTMENT STRATEGY:

The Portfolio invests primarily in common stocks that the Adviser believes are experiencing, or will experience, growth in earnings that exceeds the average rate of earnings growth of companies which comprise the S&P 500 Index. The Portfolio may invest in the securities of large, well-known companies that offer prospects of long-term earnings growth. However, because higher earnings growth rates are often achieved by small- to medium-sized companies, a significant portion of the Portfolio's assets may be invested in the securities of such companies.

The Adviser emphasizes individual security selection while diversifying the Portfolio's investments across industries, which may help to reduce risk. The Adviser focuses primarily, but not exclusively, on emerging growth companies that have passed their "start up" phase and show positive earnings and the prospect of achieving significant profit gains beginning in the two to three years after the Portfolio acquires their stocks. When evaluating an individual stock, the Adviser considers whether the company may benefit from:

  .  New technologies, products or services

  .  New cost reducing measures

  .  Changes in management

  .  Favorable changes in government regulations

The Portfolio is classified as a "non-diversified" company under the Investment Company Act of 1940, as amended, which means that it may invest in a smaller number of companies than many other funds. Although the Portfolio is classified as non-diversified, the Portfolio is managed as a diversified Portfolio by the Adviser.

PRIMARY RISKS:


The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail starting on page 52, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:


  .  Market risk

  .  Market capitalization risk

  .  Investment style risk

Because the Portfolio may invest its assets in a small number of issuers, the Portfolio is more susceptible to any single economic, political or regulatory event affecting those issuers than is a diversified portfolio.

 PORTFOLIO MANAGEMENT:


..  ClearBridge Advisors, LLC see page 72

..  For financial highlights see page 95



PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

The bar chart below shows you the performance of the Portfolio's Class B shares, the Portfolio's oldest Class, for each full calendar year since its inception and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart. Effective October 1, 2006, ClearBridge Advisors, LLC became the Portfolio's Adviser. Investment performance prior to that date is attributable to the Portfolio's former investment adviser.

               Year-By-Year Total Return as of 12/31 of Each Year

                                     [CHART]

        02          03          04          05           06          07
       ----        ----        ----        ----         ----        ----
     -27.83%      30.90%       8.44%       13.58%      -1.74%       2.27%

       High Quarter:                 2nd - 2003                 +12.90%
       Low Quarter:                  3rd - 2002                 -16.13%


The table below compares the Portfolio's Class A, Class B and Class E shares' average annual compounded total returns for the 1- and 5-year periods and from inception through 12/31/07, as applicable, with the Russell 3000 Growth Index, an unmanaged index that measures the performance of those Russell 3000 companies with higher price to book ratios and higher forecasted growth values. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.

         Average Annual Total Return as of 12/31/07
------------------------------------------------------------
                                           Since   Inception
                          1 Year 5 Years Inception   Date
------------------------- ------ ------- --------- ---------
Class A                    2.60%  10.36%    2.83%    1/2/02
Class B                    2.27%  10.13%   -2.08%   2/12/01
Class E                    2.32%     --     9.56%   4/17/03
Russell 3000 Growth Index 11.40%  12.42%   -0.43%*
* Index performance is from 1/31/01.


For information on ClearBridge Advisors, LLC's prior performance with a comparable fund see page 72.

FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2007 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE

Annual Portfolio Operating Expenses, (expenses that are deducted from Portfolio assets)

                                          Class A Class B Class E
-----------------------------------------------------------------
Management Fee                             0.62%   0.62%   0.62%
-----------------------------------------------------------------
12b-1 Fees                                 None    0.25%   0.15%
-----------------------------------------------------------------
Other Expenses                             0.05%   0.05%   0.05%
-----------------------------------------------------------------
Total Annual Portfolio Operating Expenses  0.67%   0.92%   0.82%
-----------------------------------------------------------------

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES

         Class A  Class B  Class E
-----------------------------------
1 Year   $     69 $     94 $     84
-----------------------------------
3 Years  $    215 $    295 $    263
-----------------------------------
5 Years  $    374 $    511 $    457
-----------------------------------
10 Years $    837 $  1,135 $  1,017
-----------------------------------

                     LORD ABBETT BOND DEBENTURE PORTFOLIO

INVESTMENT OBJECTIVE:

High current income and the opportunity for capital appreciation to produce a high total return.

PRINCIPAL INVESTMENT STRATEGY:

To pursue its goal, the Portfolio, under normal circumstances, will invest at least 80% of its net assets, in bonds, debentures and other fixed income securities. The Portfolio allocates its assets principally among fixed income securities in four market sectors: U.S. investment grade securities, U.S. high yield securities, foreign securities (including emerging market securities) and convertible securities. These securities may include: all types of bonds, debentures, mortgage-related and other asset-backed securities, high-yield and investment grade debt securities, U.S. Government securities, equity-related securities such as convertibles and debt securities with warrants and emerging market debt securities. Under normal circumstances, the Portfolio invests in each of the four sectors described above. However, the Portfolio may invest substantially all of its assets in any one sector at any time, subject to the limitation that at least 20% of the Portfolio's net assets must be invested in any combination of investment grade debt securities, U.S. Government securities and cash equivalents. The Portfolio may invest up to 15% of its assets in credit default swaps. The Portfolio may invest up to 20% of its net assets in equity securities, including common stocks, preferred stocks, convertible preferred stocks, warrants and similar instruments. The Portfolio may invest up to 20% of its net assets in foreign securities.

The Adviser will actively manage the Portfolio and seek unusual values, particularly in lower-rated debt securities, some of which are convertible into common stocks or have warrants attached to purchase common stocks. In selecting lower-rated bonds for investment, the Adviser does not rely upon ratings, which evaluate only the safety of principal and interest, not market value risk, and which, furthermore, may not accurately reflect an issuer's current financial condition. The Portfolio does not have any minimum rating criteria for its investments in bonds and some issuers may default as to principal and/or interest payments subsequent to the purchase of their securities. Through portfolio diversification, good credit analysis and attention to current developments and trends in interest rates and economic conditions, the Adviser believes that investment risk may be reduced, although there is no assurance that losses will not occur.

The Portfolio normally invests in long-term debt securities when the Adviser believes that interest rates in the long run will decline and prices of such securities generally will be high. When the Adviser believes that long-term interest rates will rise, it may shift the Portfolio into short-term debt. Under normal circumstances, the average duration of the Portfolio's debt securities will be between 3 and 7 years with an average maturity of 5 to 12 years.

Capital appreciation may be obtained by investing in:

  .  debt securities when the trend of interest rates is expected to be down

  . convertible debt securities or debt securities with warrants attached entitling the holder to purchase common stock

  . debt securities of issuers in financial difficulties when, in the view of the Adviser, the problems giving rise to such difficulties can be successfully resolved, with a consequent improvement in the credit standing of the issuers (such investments involve corresponding risks that interest and principal payments may not be made if such difficulties are not resolved)

  .  equity securities

The Portfolio may invest up to 20% of its net assets, at market value, in debt and equity securities primarily traded in foreign countries.

The Portfolio may hold or sell any property or securities which it may obtain through the exercise of conversion rights or warrants or as a result of any reorganization, recapitalization or liquidation proceedings for any issuer of securities owned by it. In no event will the Portfolio voluntarily purchase any securities other than debt securities, if, at the time of such purchase or acquisition, the value of the property and securities, other than debt securities, in the Portfolio is greater than 20% of the value of its net assets.

PRIMARY RISKS:


The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail starting on page 52, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:


  .  Market risk

  .  Interest rate risk

  .  Credit risk

  .  High yield debt security risk

  .  Foreign investment risk

  .  Market capitalization risk

  .  Investment style risk

The use of credit default transactions is a highly specialized activity that involves investment techniques and risks that are different from those associated with ordinary portfolio securities transactions. If the Adviser is incorrect in its forecasts of the interest rates, currency exchange rates or market values or its assessments of the credit risks, relevant to these transactions that it enters, the investment performance of the Portfolio may be less favorable than it would have been if the Portfolio had not entered into them.

Because these arrangements are bi-lateral agreements between the Portfolio and its counterparty, each party is exposed to the risk of default by the other. In addition, they may involve a small investment of cash compared to the risk assumed with the result that small changes may produce disproportionate and substantial gains or losses to the Portfolio. However, the Portfolio's obligations under swap agreements generally are collateralized by cash or government securities based on the amount by which the value of the payments that the Portfolio is required to pay exceed the value of the payments that its counterparty is required to make. The Portfolio segregates liquid assets equal to any difference between that excess and the amount

 PORTFOLIO MANAGEMENT:


..  Lord, Abbett & Co. LLC see page 74

..  For financial highlights see page 98


of collateral that they are required to provide. Conversely, the Portfolio requires their counterparties to provide collateral on a comparable basis except in those instances in which the Adviser is satisfied with the claims paying ability of the counterparty without such collateral.

PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

The performance shown below for the period February 12, 2001 through December 31, 2007 is the performance of the Portfolio's Class A shares, the Portfolio's oldest Class. The historical performance shown for the Portfolio's Class A shares prior to February 12, 2001 is the performance of the Portfolio's predecessor fund (Bond Debenture Portfolio, a series of Cova Series Trust, which commenced operations on May 1, 1996) managed by the Adviser using the same investment objective and strategy as the Portfolio. The assets of the predecessor fund were transferred to the Portfolio on February 12, 2001.

The bar chart below shows you the performance of the Portfolio's Class A shares for the last ten calendar years and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart.

               Year-by-Year Total Return as of 12/31 of Each Year

                                    [CHART]


  98      99      00      01      02      03      04     05     06      07
------  ------  ------  ------  ------  ------  ------  -----  -----  ------
6.26%   3.40%   0.87%   3.76%   -0.39%  19.52%   8.43%  1.81%  9.35%   6.85%

High Quarter:   2nd - 2003    +7.25%
Low Quarter:    3rd - 1998    -4.31%


The table below compares the Portfolio's Class A, Class B and Class E shares' average annual compounded total returns for the 1-, 5- and 10-year periods through 12/31/07, as applicable, with the Credit Suisse First Boston High Yield Index, the Lehman Brothers Aggregate Bond Index, the Merrill Lynch High Yield Master II Constrained Index and a Hybrid Index. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.

The Credit Suisse First Boston High Yield Index is a market-weighted index that includes publicly traded bonds rated below BBB by S&P and Baa by Moody's. The Lehman Brothers Aggregate Bond Index is a widely recognized unmanaged index which is a broad measure of the taxable bonds in the U.S. market, with maturities of at least one year. The Merrill Lynch High Yield Master II Constrained Index is a market value-weighted index of all domestic and Yankee high-yield bonds, including deferred interest bonds and payment-in-kind securities. Issues included in the Index have maturities of one year or more and have a credit rating lower than BBB-/Baa3, but are not in default. The Hybrid Index consists of 60% Merrill Lynch High Yield Master II Constrained Index, 20% Lehman Brothers Aggregate Bond Index and 20% Merrill Lynch All Convertible Index. (The Merrill Lynch All Convertible Index is an unmanaged market-capitalization weighted index of domestic corporate convertible securities.)

Effective April 30, 2007, the Lehman Brothers Aggregate Bond Index replaced the Credit Suisse First Boston High Yield Index as the primary benchmark of the Portfolio and the Merrill Lynch High Yield Master II Constrained Index and the Hybrid Index became secondary benchmarks of the Portfolio.

             Average Annual Total Return as of 12/31/07
-------------------------------------------------------------------
                                               1 Year 5 Year 10 Year
---------------------------------------------- ------ ------ -------
Class A                                         6.85%  9.04%  5.85%
Class B                                         6.55%  8.75%    --
Class E                                         6.73%  8.87%    --
Credit Suisse First Boston High Yield Index     2.66% 10.97%  6.10%
Lehman Brothers Aggregate Bond Index            6.96%  4.42%  5.97%
Merrill Lynch High Yield Master II Constrained
 Index                                          2.19% 10.76%  5.51%
Hybrid Index                                    3.40%  9.39%  6.00%

FEES AND EXPENSES:


The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2007 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.


SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                          Class A Class B Class E
-----------------------------------------------------------------
Management Fee                             0.49%   0.49%   0.49%
-----------------------------------------------------------------
12b-1 Fees                                 None    0.25%   0.15%
-----------------------------------------------------------------
Other Expenses                             0.05%   0.04%   0.04%
-----------------------------------------------------------------
Total Annual Portfolio Operating Expenses  0.54%   0.78%   0.68%
-----------------------------------------------------------------

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES

         Class A Class B Class E
--------------------------------
1 Year    $ 55    $ 80    $ 70
--------------------------------
3 Years   $174    $250    $218
--------------------------------
5 Years   $302    $435    $380
--------------------------------
10 Years  $678    $969    $849
--------------------------------

                    LORD ABBETT GROWTH AND INCOME PORTFOLIO

INVESTMENT OBJECTIVE:

Long-term growth of capital and income without excessive fluctuation in market value.

PRINCIPAL INVESTMENT STRATEGY:

To pursue this objective, the Portfolio primarily purchases equity securities of large, seasoned, U.S. and multinational companies that the Adviser believes are undervalued. Under normal circumstances, the Portfolio will invest at least 80% of its net assets in equity securities of large companies. A large company is defined as a company having a market capitalization at the time of purchase that falls within the market capitalization range of companies in the Russell 1000 Index, a widely-used benchmark for large-cap stock performance. As of February 29, 2008, the market capitalization range of the Russell 1000 Index was $305 million to $490.2 billion. This range varies daily. Equity securities in which the Portfolio may invest may include common stocks, preferred stocks, convertible securities, warrants, and similar instruments. Common stocks, the most familiar type of equity security, represent an ownership interest in a company.

In selecting investments, the Portfolio attempts to invest in securities selling at reasonable prices in relation to the Adviser's assessment of their potential value. While there is the risk that an investment may never reach what the Adviser believes is its full value or may go down in value, the Adviser's emphasis on large, seasoned company value stocks may limit the Portfolio's downside risk because value stocks are believed to be underpriced, and large, seasoned company stocks tend to be less volatile than the stocks of smaller companies.

PRIMARY RISKS:


The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail starting on page 52, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:


  .  Market risk

  .  Market capitalization risk

  .  Investment style risk

PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

The performance shown below for the period February 12, 2001 through December 31, 2007 is the performance of the Portfolio's Class A shares, the Portfolio's oldest Class. The historical

 PORTFOLIO MANAGEMENT:


..  Lord, Abbett & Co. LLC see page 74

..  For financial highlights see page 101


performance shown for the Portfolio's Class A shares prior to February 12, 2001 is the performance of the Portfolio's predecessor funds managed by the Adviser using the same investment objective and strategy as the Portfolio. On
January 8, 1999 substantially all of the assets of the Growth and Income Portfolio of Lord Abbett Series Fund, Inc. were transferred to the Lord Abbett Growth and Income Portfolio, a series of Cova Series Trust. The assets of the Lord Abbett Growth and Income Portfolio of Cova Series Trust were transferred to the Portfolio on February 12, 2001. The performance shown below for the Portfolio's Class A shares is the historical performance of the Lord Abbett Growth and Income Portfolio of Cova Series Trust (from January 8, 1999 through February 11, 2001) and of the Growth and Income Portfolio of Lord Abbett Series Fund, Inc. (from December 11, 1989 through January 7, 1999).

The bar chart below shows you the performance of the Portfolio's Class A shares for the last ten calendar years and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart.

               Year-by-Year Total Return as of 12/31 of Each Year

                                     [CHART]

  98      99      00       01      02       03      04      05     06      07
------  ------  ------  ------   ------  -------  ------  ------  -----  ------
12.89%  16.56%  14.68%  -5.73%  -17.95%  31.06%   12.92%  3.68%   18.03%  4.01%

                    High Quarter:   2nd - 2003      +17.86%
                    Low Quarter:    3rd - 2002      -19.80%


The table below compares the Portfolio's Class A and Class B shares' average annual compounded total returns for the 1-, 5- and 10-year periods through 12/31/07, as applicable, with the S&P 500 Index, a widely recognized unmanaged index that measures the stock performance of 500 large- and medium-sized companies and is often used to indicate the performance of the overall stock market. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.

Average Annual Total Return as of 12/31/07
-----------------------------------------
                1 Year   5 Year   10 Year
 -------------  -------- -------- -------
Class A          4.01%   13.50%    8.20%
Class B          3.72%   13.22%      --
S&P 500 Index    5.49%   12.83%    5.91%

FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2007 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                          Class A Class B
---------------------------------------------------------
Management Fee                             0.49%   0.49%
---------------------------------------------------------
12b-1 Fees                                 None    0.25%
---------------------------------------------------------
Other Expenses                             0.03%   0.03%
---------------------------------------------------------
Total Annual Portfolio Operating Expenses  0.52%   0.77%
---------------------------------------------------------

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES

         Class A  Class B
--------------------------
1 Year   $     53 $     79
--------------------------
3 Years  $    167 $    247
--------------------------
5 Years  $    291 $    429
--------------------------
10 Years $    654 $    957
--------------------------

                      LORD ABBETT MID CAP VALUE PORTFOLIO

INVESTMENT OBJECTIVE:

Capital appreciation through investments, primarily in equity securities, which are believed to be undervalued in the marketplace.

PRINCIPAL INVESTMENT STRATEGY:

To pursue this goal, the Portfolio normally invests at least 80% of its net assets in equity securities of mid-sized companies. A mid-sized company is defined as a company having a market capitalization at the time of purchase that falls within the market capitalization range of companies in the Russell Midcap Index, a widely-used benchmark for mid-cap stock performance. As of February 29, 2008, the market capitalization range of the Russell Midcap Index was $305 million to $49.62 billion. This range varies daily. Equity securities in which the Portfolio may invest include common stocks, convertible bonds, convertible preferred stocks, warrants and similar instruments. Common stocks, the most familiar type of equity security, represent an ownership interest in a company.

In selecting investments, the Portfolio, using a value approach, tries to identify stocks of companies that have the potential for significant market appreciation, due to growing recognition of improvement in their financial results, or increasing anticipation of such improvement. In trying to identify those companies, we look for such factors as:

  .  changes in the economic and financial environment

  .  new or improved products or services

  .  new or rapidly expanding markets

  .  changes in management or structure of the company

  .  price increases due for the company's products or services

  . improved efficiencies resulting from new technologies or changes in distribution

  . changes in governmental regulations, political climate or competitive conditions

PRIMARY RISKS:


The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail starting on page 52, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:


  .  Market risk

  .  Market capitalization risk

  .  Investment style risk

PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

The performance shown below for the period February 12, 2001 through December 31, 2007 is the performance of the Portfolio's Class A shares, the Portfolio's oldest Class. The historical performance shown for the Portfolio's Class A shares prior to February 12, 2001 is the performance of the Portfolio's predecessor fund (Mid-Cap Value Portfolio, a series of Cova Series Trust, which commenced operations on August 20, 1997) managed by the Adviser using the same investment objective and strategy as the Portfolio. The assets of the predecessor fund were transferred to the Portfolio on February 12, 2001.

The bar chart below shows you the performance of the Portfolio's Class A shares, the Portfolio's oldest class, for the last ten calendar years and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart.

               Year-by-Year Total Return as of 12/31 of Each Year

                                     [CHART]

 1998   1999   2000   2001    2002   2003  2004  2005   2006   2007
------ ------ ------ ------ ------ ------ ----- ------ ------ ------
 2.57%  5.71% 52.97%  8.10% -9.31% 26.15% 24.82% 8.28% 12.49% 0.90%

High Quarter:    2nd - 1999     16.83%
Low Quarter:     3rd - 1998    -17.02%



The table below compares the Portfolio's Class A and Class B shares' average annual compounded total returns for the 1-, 5- and 10-year periods through 12/31/07, as applicable with the Russell Midcap Index, a widely recognized unmanaged index measuring the broad market performance of the 800 smallest companies in the Russell 1000 Index and with the S&P MidCap 400/Citigroup Value Index, a market capitalization-weighted index of the stocks in the S&P 400 Index having low price-to-book ratios. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.

  Average Annual Total Return as of 12/31/07
----------------------------------------------
                          1 Year 5 Year 10 Year
------------------------- ------ ------ -------
Class A                    0.90% 14.12%  11.98%
Class B                    0.60% 13.83%     --
Russell Midcap Index       5.60% 18.21%   9.91%
S&P Midcap 400/ Citigroup
 Value Index               2.65% 15.36%   8.52%



 PORTFOLIO MANAGEMENT:


..  Lord, Abbett & Co. LLC see page 74

..  For financial highlights see page 103

FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2007 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                          Class A Class B
---------------------------------------------------------
Management Fee                             0.67%   0.67%
---------------------------------------------------------
12b-1 Fees                                 None    0.25%
---------------------------------------------------------
Other Expenses                             0.08%   0.09%
---------------------------------------------------------
Total Annual Portfolio Operating Expenses  0.75%   1.01%
---------------------------------------------------------

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES

         Class A  Class B
--------------------------
1 Year   $     77 $    104
--------------------------
3 Years  $    241 $    323
--------------------------
5 Years  $    418 $    560
--------------------------
10 Years $    933 $  1,241
--------------------------

                    MFS(R) RESEARCH INTERNATIONAL PORTFOLIO

INVESTMENT OBJECTIVE:

Capital appreciation.

PRINCIPAL INVESTMENT STRATEGY:

The Portfolio normally invests its assets primarily in foreign equity securities, including emerging market equity securities.

The Portfolio may invest a relatively high percentage of its assets in a single country, a small number of countries, or a particular geographic region.

In selecting investments for the Portfolio, the Portfolio's Adviser is not constrained to any particular investment style. The Portfolio's Adviser may invest the Portfolio's assets in the stocks of companies it believes to have above average earnings growth potential compared to other companies (growth companies), in the stocks of companies it believes are undervalued compared to their perceived worth (value companies), or in a combination of growth and value companies.

The Portfolio may invest in companies of any size.

A team of investment research analysts selects investments for the Portfolio. The Portfolio's Adviser allocates the Portfolio's assets to analysts by broad market sectors. The Adviser uses a bottom-up approach in buying and selling investments for the Portfolio.

Investments are selected primarily based on fundamental analysis of issuers and their potential in light of their current financial condition and industry position, and market, economic, political, and regulatory conditions. Factors considered may include analysis of earnings, cash flows, competitive position, and management ability. Quantitative analysis of these and other factors may also be considered.

PRIMARY RISKS:


The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail starting on page 52, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:


  .  Market risk

  .  Foreign investment risk

  .  Market capitalization risk

  .  Investment style risk

The Portfolio may invest a substantial amount of its assets in issuers located in a single country, a limited number of countries, or a particular geographic region. If the Portfolio focuses its investments in this manner, it assumes the risk that economic, political and social conditions in those countries or regions will have a significant impact on its investment performance.

 PORTFOLIO MANAGEMENT:


..  Massachusetts Financial Services Company see page 75

..  For financial highlights see page 105



In addition, investments in emerging markets include all of the risks of investments in foreign securities and are subject to severe price declines. The economic and political structures of developing nations, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity. Such countries may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners and economics based on only a few industries. For these reasons, all of the risks of investing in foreign securities are heightened by investing in emerging markets countries. The markets of developing countries have been more volatile than the markets of developed countries with more mature economies. These markets often have provided significantly higher or lower rates of return than developed markets, and significantly greater risks, to investors.

PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

The bar chart below shows you the performance of the Portfolio's Class B shares, the Portfolio's oldest Class, for each full calendar year since its inception and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart.

               Year-by-Year Total Return as of 12/31 of Each Year

                                    [CHART]


   02     03       04      05       06       07
-------  ------  ------  ------   ------   ------
-11.80%  32.04%  19.56%  16.42%   26.56%   13.29%

High Quarter: 4th - 2003 +15.97%
Low Quarter:  3rd - 2002 -14.58%


The table below compares the Portfolio's Class A, Class B and Class E shares' average annual compounded total returns for the 1- and 5-year periods and from inception through 12/31/07 with the Morgan Stanley Capital International Europe, Australia and Far East ("MSCI EAFE") Index, a widely recognized unmanaged index which is an aggregate of 15 individual country indices that collectively represent many of the major markets of the world, and the MSCI ACWI (All Country World Index), a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. As of June 2007 the MSCI ACWI consisted of 48 country indices comprising 23 developed and 25 emerging market country indices. The developed market country indices included are: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States. The emerging market country indices included are: Argentina, Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Israel, Jordan, Korea, Malaysia, Mexico, Morocco, Pakistan, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand, and Turkey. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.

       Average Annual Total Return as of 12/31/07
---------------------------------------------------------
                                        Since   Inception
                       1 Year 5 Years Inception   Date
---------------------- ------ ------- --------- ---------
Class A                13.60%  21.65%   11.74%    5/1/01
Class B                13.29%  21.39%   10.37%   2/12/01
Class E                13.38%  21.49%   15.54%  10/31/01
MSCI EAFE Index        11.63%  22.08%    8.90%*
MSCI All Country World
 (Ex.-U.S.) Index      17.12%  24.52%   10.75%*
* Index performance is from 2/1/01.

FEES AND EXPENSES:


The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2007 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.


SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                          Class A Class B Class E
----------------------------------------- ------- ------- -------
Management Fee                             0.70%   0.70%   0.70%
-----------------------------------------------------------------
12b-1 Fees                                 None    0.25%   0.15%
-----------------------------------------------------------------
Other Expenses                             0.09%   0.09%   0.09%
-----------------------------------------------------------------
Total Annual Portfolio Operating Expenses  0.79%   1.04%   0.94%
-----------------------------------------------------------------

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES

         Class A  Class B  Class E
-----------------------------------
1 Year   $     81 $    107 $     96
-----------------------------------
3 Years  $    253 $    333 $    301
-----------------------------------
5 Years  $    440 $    577 $    522
-----------------------------------
10 Years $    981 $  1,276 $  1,159
-----------------------------------

                  OPPENHEIMER CAPITAL APPRECIATION PORTFOLIO

INVESTMENT OBJECTIVE:

Capital appreciation.

PRINCIPAL INVESTMENT STRATEGY:

The Portfolio invests mainly in common stocks of "growth companies". These may be newer companies or established companies of any capitalization range that the Adviser believes may appreciate in value over the long term. The Portfolio currently focuses mainly on mid-cap and large-cap domestic companies. The Portfolio may also purchase the securities of foreign issuers.

In deciding what securities to buy or sell, the Portfolio's Adviser looks for growth companies that are believed to have reasonably priced stock in relation to overall stock market valuations. The Adviser focuses on factors that may vary in particular cases and over time in seeking broad diversification of the Portfolio's investments among industries and market sectors. Currently, the Adviser looks for:

  .  Companies with above-average growth potential

  .  Stocks with reasonable valuations relative to their growth potential

  .  Growth rates that the Adviser believes are sustainable over time

PRIMARY RISKS:

The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail starting on page 52, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:

  .  Market risk

  .  Foreign investment risk

  .  Market capitalization risk

  .  Investment style risk

In addition, investments in emerging markets include all of the risks of investments in foreign securities and are subject to severe price declines. The economic and political structures of developing nations, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity. Such countries may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners and economies based on only a few industries. For these reasons, all of the risks of investing in foreign securities are heightened by investing in emerging markets countries. The markets of developing countries have been more volatile than the markets of developed countries with more mature economies. These markets often have provided significantly higher or lower rates of return than developed markets, and significantly greater risks, to investors.

 PORTFOLIO MANAGEMENT:

..  OppenheimerFunds, Inc. see page 75

..  For financial highlights see page 108




PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

The bar chart below shows you the performance of the Portfolio's Class B shares, the Portfolio's oldest Class, for each full calendar year since its inception and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart.

Year-by-Year Total Return as of 12/31 of Each Year

                                    [CHART]

  02        03       04       05       06        07
-------   ------   ------   ------   ------    ------
-24.73%   28.53%    6.40%    4.71%    7.62%    14.29%

High Quarter: 2nd-2003  +14.54%
Low Quarter:  2nd-2002  -15.52%


The table below compares the Portfolio's Class A, Class B and Class E shares' average annual compounded total returns for the 1- and 5-year periods, as applicable, and from inception through 12/31/07 with the S&P 500 Index and the Russell 1000 Growth Index. The S&P 500 Index is a widely recognized unmanaged index that measures the stock performance of 500 large- and medium-sized companies and is often used to indicate the performance of the overall stock market. The Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.



             Average Annual Total Return as of 12/31/07
---------------------------------------------------------------------
                                                    Since   Inception
                                    1 Year 5 Year Inception   Date
----------------------------------- ------ ------ --------- ---------
Class A                             14.45% 12.22%    5.06%    1/2/02
Class B                             14.29% 11.99%    1.88%   2/12/01
Class E                             14.48%    --    12.08%    5/1/05
S&P 500 Index                        5.49% 12.83%    2.82%*
Russell 1000 Growth Index           11.81% 12.10%   -0.73%*
* Index performance is from 2/1/01.

FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2007, and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)



                                           Class A Class B Class E
------------------------------------------------------------------
Management Fee                              0.58%   0.58%   0.58%
------------------------------------------------------------------
12b-1 Fees                                  None    0.25%   0.15%
------------------------------------------------------------------
Other Expenses                              0.04%   0.06%   0.07%
------------------------------------------------------------------
Total Annual Portfolio Operating Expenses*  0.62%   0.89%   0.80%
------------------------------------------------------------------



        * The Manager and the Trust have entered into an Expense Limitation Agreement whereby the total Annual Portfolio Operating Expenses for the Class A, B and E shares of the Portfolio will not exceed 0.75%, 1.00% and 0.90%, respectively, for the period ended April 30, 2009 and in any year in which the Agreement is in effect. Under certain circumstances, any fees waived or expenses reimbursed by the Manager may, with the approval of the Trust's Board of Trustees, be repaid to the Manager.

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same and that all expense limitations remain in effect only for the period ended April 30, 2009. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES



         Class A  Class B  Class E
-----------------------------------
1 Year   $     64 $     91 $     82
-----------------------------------
3 Years  $    199 $    285 $    256
-----------------------------------
5 Years  $    347 $    495 $    446
-----------------------------------
10 Years $    776 $  1,100 $    993
-----------------------------------

                         PIMCO TOTAL RETURN PORTFOLIO

INVESTMENT OBJECTIVE:

Maximum total return, consistent with the preservation of capital and prudent investment management.

PRINCIPAL INVESTMENT STRATEGY:

The Portfolio seeks to achieve its investment objective by investing under normal circumstances at least 65% of its net assets in a diversified portfolio of fixed income instruments of varying maturities. The average portfolio duration of the Portfolio normally varies within two years (plus or minus) of the duration of the Lehman Brothers Aggregate Bond Index.

Principal investments include fixed income securities issued by the U.S. government, its subdivisions, agencies or government-sponsored enterprises, or derivatives on them or related indices; mortgage related securities, including stripped mortgage-related securities; corporate bonds and notes and asset-backed securities; commercial paper and other money market instruments; and fixed income securities issued by foreign governments or their subdivisions, agencies and other government-sponsored enterprises and companies that are denominated in U.S. dollars or foreign currencies, some of which may be issued by governments in emerging market countries; other fixed income securities including structured notes such as hybrid or "indexed" securities and event-linked bonds; loan participations and assignments; delayed funding loans; revolving credit facilities; debt securities issued by states or local governments and their agencies, authorities and other government-sponsored enterprises; and obligations of international agencies or supranational entities. The Portfolio may invest up to 30% of its total assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. The Portfolio may invest up to 15% of its total assets in securities and instruments that are economically tied to emerging market countries. Foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) normally will be limited to 20% of the Portfolio's total assets.

The Portfolio may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities. In addition, the Portfolio may engage in forward commitments, when-issued and delayed delivery securities transactions. The Portfolio may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The "total return" sought by the Portfolio consists of income earned on the Portfolio's investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security.

PRIMARY RISKS:


The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail starting on page 52, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:


  .  Market risk

  .  Interest rate risk

  .  Credit risk

  .  Foreign investment risk

  .  High yield debt security risk

Mortgage-related securities may be issued or guaranteed by the U.S. Government, its agencies or instrumentalities or may be issued by private issuers and as such are not guaranteed by the U.S. Government, its agencies or instrumentalities. Like other debt securities, changes in interest rates generally affect the value of a mortgage-backed security. Additionally, some mortgage-backed securities may be structured so that they may be particularly sensitive to interest rates.

Investments in mortgage-related securities are also subject to special risks of prepayment. Prepayment risk occurs when the issuer of a security can prepay the principal prior to the security's maturity. Securities subject to prepayment risk, including the collateralized mortgage obligations and other mortgage-related securities that the Portfolio can buy, generally offer less potential for gains when prevailing interest rates decline, and have greater potential for loss when interest rates rise depending upon the coupon of the underlying securities. The impact of prepayments on the price of a security may be difficult to predict and may increase the volatility of the price. In addition, early repayment of mortgages underlying these securities may expose the Portfolio to a lower rate of return when it reinvests the principal. Further, the Portfolio may buy mortgage-related securities at a premium. Accelerated prepayments on those securities could cause the Portfolio to lose a portion of its principal investment represented by the premium the Portfolio paid.

If interest rates rise rapidly, prepayments may occur at slower rates than expected, which could have the effect of lengthening the expected maturity of a short- or medium-term security. That could cause its value to fluctuate more widely in response to changes in interest rates. In turn, this could cause the value of the Portfolio's shares to fluctuate more.

Non-mortgage asset-backed securities are not issued or guaranteed by the U.S. Government or its agencies or government-sponsored entities. In the event of a failure of these securities or of mortgage-related securities issued by private issuers to pay interest or repay principal, the assets backing these securities such as automobiles or credit card receivables may be insufficient to support the payments on the securities.

In addition, investments in emerging markets include all of the risks of investments in foreign securities and are subject to severe price declines. The economic and political structures of developing nations, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity. Such countries may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners and economies based on only a few industries. For these reasons, all of the risks of investing in foreign securities are heightened by investing in emerging market countries. The markets of developing countries have been more volatile than the markets of developed countries with more mature economies. These markets often have provided significantly higher or lower rates of return than developed markets, and significantly greater risks, to investors.

The Portfolio's investments in derivatives can significantly increase the Portfolio's exposure to market risk or credit risk of the counterparty. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the relevant assets, rates and indices.

The use of credit default transactions is a highly specialized activity that involves investment techniques and risks that are different from those associated with ordinary portfolio securities transactions. If the Adviser is incorrect in its forecasts of the interest rates, currency exchange rates or market values or its assessments of the credit risks, relevant to these transactions that it enters, the investment performance of the Portfolio may be less favorable than it would have been if the Portfolio had not entered into them.

Because these arrangements are bi-lateral agreements between the Portfolio and its counterparty, each party is exposed to the risk of default by the other. In addition, they may involve a small investment of cash compared to the risk assumed with the result that small changes may produce disproportionate and substantial gains or losses to the Portfolio. However, the Portfolio's obligations under swap agreements generally are collateralized by cash or government securities based on the amount by which the value of the payments that the Portfolio is required to pay exceed the value of the payments that its counterparty is required to make. The Portfolio segregates liquid assets equal to any difference between that excess and the amount of collateral that they are required to provide. Conversely, the Portfolio requires their counterparties to provide collateral on a comparable basis except in those instances in which the Adviser is satisfied with the claims paying ability of the counterparty without such collateral.

PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

The bar chart below shows you the performance of the Portfolio's Class B shares, the Portfolio's oldest Class, for each full calendar year since its inception and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart.

               Year-by-Year Total Return as of 12/31 of Each Year

                                    [CHART]


  02      03     04     05      06     07
------  ------  -----  -----  -----  -----
 9.29%   4.31%  4.98%  2.25%  4.52%  7.56%

 High Quarter:   3rd - 2007    +4.15%
 Low Quarter:    2nd - 2004    -2.03%


The table below compares the Portfolio's Class A, Class B and Class E shares' average annual compounded total returns for the 1- and 5-year periods and from inception through 12/31/07 with the Lehman Brothers Aggregate Bond Index, a widely recognized unmanaged index which is a broad measure of the taxable bonds in the U.S. market, with maturities of at least one year. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.

        Average Annual Total Return as of 12/31/07
-----------------------------------------------------------
                                          Since   Inception
                          1 Year 5 Year Inception   Date
------------------------- ------ ------ --------- ---------
Class A                    7.85%  4.96%   6.15%     5/1/01
Class B                    7.56%  4.71%   5.73%    2/12/01
Class E                    7.63%  4.81%   5.10%   10/31/01
Lehman Brothers Aggregate
 Bond Index                6.96%  4.42%   5.63%*
* Index performance is from 1/31/01.

FEES AND EXPENSES:


The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2007, as adjusted to assume that current contractual fees and expenses were in effect for all of 2007 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.



 PORTFOLIO MANAGEMENT:


..  Pacific Investment Management Company LLC see page 75

..  For financial highlights see page 111

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                          Class A Class B Class E
-----------------------------------------------------------------
Management Fee                             0.48%   0.48%   0.48%
-----------------------------------------------------------------
12b-1 Fees                                 None    0.25%   0.15%
-----------------------------------------------------------------
Other Expenses                             0.04%   0.04%   0.04%
-----------------------------------------------------------------
Total Annual Portfolio Operating Expenses  0.52%   0.77%   0.67%
-----------------------------------------------------------------

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES

         Class A  Class B  Class E
-----------------------------------
1 Year   $     53 $     79 $     69
-----------------------------------
3 Years  $    167 $    247 $    215
-----------------------------------
5 Years  $    291 $    429 $    374
-----------------------------------
10 Years $    654 $    957 $    837
-----------------------------------

                           RCM TECHNOLOGY PORTFOLIO

INVESTMENT OBJECTIVE:

Capital appreciation; no consideration is given to income.

PRINCIPAL INVESTMENT STRATEGY:

The Portfolio seeks to achieve its investment objective by normally investing at least 80% of its assets in common stocks of companies which utilize new, creative or different, or "innovative," technologies to gain a strategic competitive advantage in their industry, as well as companies that provide and service those technologies. The Portfolio identifies its investment universe of technology-related companies primarily by reference to classifications made by independent firms, such as Standard & Poor's (for example, companies classified as "Information Technology" companies) and by identifying companies that derive a substantial portion of their revenues from the manufacture, sale, use and/or service of technological products or services. Although the Portfolio emphasizes companies which utilize technologies, it is not required to invest exclusively in companies in a particular business sector or industry.

The Adviser selects stocks for the Portfolio using a "growth" style. The Adviser seeks to identify technology-related companies with well-defined "wealth creating" characteristics, including superior earnings growth (relative to companies in the same industry or the market as a whole), high profitability and consistent, predictable earnings. In addition, through fundamental research, the Adviser seeks to identify companies that are gaining market share, have superior management and possess a sustainable competitive advantage, such as superior or innovative products, personnel and distribution systems.

The Portfolio may invest a portion of its assets in the securities of smaller capitalization companies and may invest in initial public offerings (IPOs). The Portfolio may invest up to 50% of its assets in foreign equity securities, including American Depositary Receipts, and may invest in securities of emerging market countries.

The Portfolio may utilize, primarily for risk management and hedging purposes, short sales (collateralized or uncollateralized), or other derivative instruments such as stock index futures contracts, purchase and sale of put and call options and other option strategies such as spreads and straddles.

PRIMARY RISKS:


The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail starting on page 52, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:


  .  Market risk

  .  Credit risk

  .  Foreign investment risk

  .  Market capitalization risk

  .  Investment style risk

Because the Portfolio concentrates its investments in companies which utilize innovative technologies, it is subject to risks particularly affecting those companies, such as the risks of short product cycles and rapid obsolescence of products and services, competition from new and existing companies, significant losses and/or limited earnings, security price volatility and limited operating histories.

In addition to other risks, a Portfolio that invests a substantial portion of its assets in related industries (or "sectors") may have greater risk because companies in these sectors may share common characteristics and may react similarly to market developments.

Investments in emerging markets include all of the risks of investments in foreign securities and are subject to severe price declines. The economic and political structures of developing nations, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity. Such countries may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners and economies based on only a few industries. For these reasons, all of the risks of investing in foreign securities are heightened by investing in emerging markets countries. The markets of developing countries have been more volatile than the markets of developed countries with more mature economies. These markets often have provided significantly higher or lower rates of return than developed markets, and significantly greater risks, to investors.

The Portfolio's investments in derivatives and use of short sales can significantly increase the Portfolio's exposure to market risk and credit risk of the counterparty. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the relevant assets, rates and indices.

PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

The bar chart below shows you the performance of the Portfolio's Class B shares, the Portfolio's oldest Class, for each full calendar year since its inception and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart. Effective January 14, 2005, RCM Capital Management LLC became the Portfolio's Adviser. Investment performance information prior to that date is attributable to the Portfolio's former investment adviser.

               Year-by-Year Total Return as of 12/31 of Each Year

                                    [CHART]


  02       03      04      05       06      07
------   ------  ------  ------   ------  ------
-50.73%  57.57%  -4.31%  11.01%    5.35%  31.52%

High Quarter:   2nd - 2003    +21.50%
Low Quarter:    3rd - 2002    -34.81%



The table below compares the Portfolio's Class A, Class B and Class E shares' average annual compounded total returns for the 1- and 5-year periods and from inception through 12/31/07 with the S&P 500 Index, a widely recognized unmanaged index that measures the stock performance of 500 large- and medium-sized companies and is often used to indicate the performance of the overall stock market, and the NASDAQ Composite Index, a market-value weighted index of all common stocks listed on NASDAQ. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.

       Average Annual Total Return as of 12/31/07
--------------------------------------------------------------
                                              Since   Inception
                           1 Year    5 Year Inception   Date
 ----------------------    --------- ------ --------- ---------
Class A                    31.67%    18.50%   -1.78%   5/01/01
Class B                    31.52%    18.32%   -4.95%   2/12/01
Class E                    31.78%    18.38%    5.03%  10/31/01
S&P 500 Index               5.49%    12.83%    2.82%*
NASDAQ Composite Index     10.81%    15.53%    0.12%*
* Index performance is from 1/31/01.


 PORTFOLIO MANAGEMENT:


..  RCM Capital Management LLC see page 76

..  For financial highlights see page 114

FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2007 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                           Class A Class B Class E
------------------------------------------------------------------
Management Fee                              0.88%   0.88%   0.88%
------------------------------------------------------------------
12b-1 Fees                                  None    0.25%   0.15%
------------------------------------------------------------------
Other Expenses                              0.09%   0.14%   0.15%
------------------------------------------------------------------
Total Annual Portfolio Operating Expenses*  0.97%   1.27%   1.18%
------------------------------------------------------------------

        * The Manager and the Trust have entered into an Expense Limitation Agreement whereby the total Annual Portfolio Operating Expenses for the Class A, Class B and Class E shares of the Portfolio will not exceed 1.10%, 1.35% and 1.25%, respectively, for the period ended April 30, 2009 and in any year in which the Agreement is in effect. Under certain circumstances, any fees waived or expenses reimbursed by the Manager may, with the approval of the Trust's Board of Trustees, be repaid to the Manager.

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same and that all expense limitations remain in effect only for the period ended April 30, 2009. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES

         Class A  Class B  Class E
-----------------------------------
1 Year   $     99 $    130 $    121
-----------------------------------
3 Years  $    310 $    405 $    377
-----------------------------------
5 Years  $    539 $    701 $    652
-----------------------------------
10 Years $  1,194 $  1,541 $  1,438
-----------------------------------

                    T. ROWE PRICE MID CAP GROWTH PORTFOLIO

INVESTMENT OBJECTIVE:

Long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGY:

The Portfolio will invest, under normal market conditions, at least 80% of its net assets in a diversified portfolio of common stocks of mid-cap companies whose earnings the Adviser expects to grow at a faster rate than the average company. The Adviser defines mid-cap companies as those whose market capitalization falls within the range of either the S&P MidCap 400 Index or the Russell Midcap Growth Index. The market capitalization of the companies and the S&P and Russell indices changes over time. The Portfolio will not automatically sell or cease to purchase stock of a company it already owns because the company's market capitalization grows or falls outside this range.

In selecting investments, the Adviser generally favors companies that:

  .  have proven products or services;

  .  have a record of above-average earnings growth;

  .  have demonstrated potential to sustain earnings growth;

  .  operate in industries experiencing increasing demand; or

  .  have stock prices that appear to undervalue their growth prospects.

In pursuing the Portfolio's investment objective, the Adviser has the discretion to purchase some securities that do not meet its normal investment criteria, as described above, when it perceives an unusual opportunity for gain. These special situations might arise when the Adviser believes a security could increase in value for a variety of reasons, including a change in management, an extraordinary corporate event, or a temporary imbalance in the supply of or demand for the securities.

While most assets will be invested in U.S. common stocks, other securities may also be purchased, including foreign stocks, futures and options, in keeping with the Portfolio's objectives. Investments in futures and options, if any, are subject to additional volatility and potential losses. The Portfolio may sell securities for a variety of reasons, such as to secure gains, limit losses or redeploy assets into more promising opportunities.

PRIMARY RISKS:


The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail starting on page 52, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:


  .  Market risk

  .  Foreign investment risk

  .  Market capitalization risk

  .  Investment style risk

 PORTFOLIO MANAGEMENT:


..  T. Rowe Price Associates, Inc. see page 76

..  For financial highlights see page 117



PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

The bar chart below shows you the performance of the Portfolio's Class B shares, the Portfolio's oldest class, for each full calendar year since its inception and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart. Effective January 1, 2003, T. Rowe Price Associates, Inc. became the Portfolio's Adviser. Investment performance information prior to that date is attributable to the Portfolio's former investment adviser.

               Year-by-Year Total Return as of 12/31 of Each Year

                                    [CHART]

  02       03      04      05       06      07
------   ------  ------  ------   ------  ------
-44.04%  36.64%  17.82%  14.63%    6.16%  17.64%

High Quarter:   2nd - 2003    +19.34%
Low Quarter:    2nd - 2002    -30.65%


The table below compares the Portfolio's Class A, Class B and Class E shares' average annual compounded total returns for the 1- and 5-year periods and from inception through 12/31/07 with the Russell Midcap Growth Index, an unmanaged index that measures the performance of those Russell mid cap companies with higher price-to-book ratios and higher forecasted growth values. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.

         Average Annual Total Return as of 12/31/07
-------------------------------------------------------------
                                            Since   Inception
                            1 Year 5 Year Inception   Date
--------------------------- ------ ------ --------- ---------
Class A                     17.85% 18.51%   1.75%     5/1/01
Class B                     17.64% 18.17%   1.07%    2/12/01
Class E                     17.62% 18.28%   6.32%   10/31/01
Russell Midcap Growth Index 11.43% 17.90%   3.27%*
* Index performance is from 2/1/01.

FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2007, and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                           Class A Class B Class E
------------------------------------------------------------------
Management Fee                              0.75%   0.75%   0.75%
------------------------------------------------------------------
12b-1 Fees                                  None    0.25%   0.15%
------------------------------------------------------------------
Other Expenses                              0.05%   0.05%   0.05%
------------------------------------------------------------------
Total Annual Portfolio Operating Expenses*  0.80%   1.05%   0.95%
------------------------------------------------------------------

        * The Manager has agreed that any advisory fee waivers received from the Portfolio's Adviser commencing February 17, 2005 will be passed on to the Portfolio in the form of a voluntary fee waiver. Including the voluntary fee waiver, the management fee for the year ended December 31, 2007 was 0.73%.

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES

         Class A  Class B  Class E
-----------------------------------
1 Year   $     82 $    108 $     97
-----------------------------------
3 Years  $    256 $    336 $    304
-----------------------------------
5 Years  $    446 $    582 $    528
-----------------------------------
10 Years $    993 $  1,288 $  1,171
-----------------------------------

PRIMARY RISKS OF INVESTING IN THE PORTFOLIOS


One or more of the following primary risks may apply to your Portfolio. Please see the Investment Summary for your particular Portfolio to determine which risks apply and for a discussion of other risks that may apply to the Portfolio. Please note that there are many other circumstances that could adversely affect your investment and prevent a Portfolio from reaching its objective, which are not described here.


MARKET RISK

A Portfolio's share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including disappointing corporate earnings, adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or a company may deteriorate. In addition, an assessment by a Portfolio's Adviser of particular companies may prove incorrect, resulting in losses or poor performance by those holdings, even in a rising market. A Portfolio could also miss attractive investment opportunities if its Adviser underweights markets or industries where there are significant returns, and could lose value if the Adviser overweights markets or industries where there are significant declines.

Stocks purchased in initial public offerings (IPOs) have a tendency to fluctuate in value significantly shortly after the IPO relative to the price at which they were purchased. These fluctuations could impact the net asset value and return earned on the Portfolio's shares.

INTEREST RATE RISK

The values of debt securities are subject to change when prevailing interest rates change. When interest rates go up, the value of debt securities and certain dividend paying stocks tends to fall. If your Portfolio invests a significant portion of its assets in debt securities or stocks purchased primarily for dividend income and interest rates rise, then the value of your investment may decline. Alternatively, when interest rates go down, the value of debt securities and certain dividend paying stocks may rise.

Interest rate risk will affect the price of a fixed income security more if the security has a longer maturity because changes in interest rates are increasingly difficult to predict over longer periods of time. Fixed income securities with longer maturities will therefore be more volatile than other fixed income securities with shorter maturities. Conversely, fixed income securities with shorter maturities will be less volatile but generally provide lower returns than fixed income securities with longer maturities. The average maturity and duration of a Portfolio's fixed income investments will affect the volatility of the Portfolio's share price.

CREDIT RISK

The value of debt securities is directly affected by an issuer's ability to pay principal and interest on time. If your Portfolio invests in debt securities, the value of your investment may be adversely affected when an issuer fails to pay an obligation on a timely basis. A Portfolio may also be subject to credit risk to the extent it engages in transactions, such as securities loans, repurchase agreements or certain derivatives, which involve a promise by a third party to honor an obligation to the Portfolio. Such third party may be unwilling or unable to honor its financial obligations.

HIGH YIELD DEBT SECURITY RISK

High yield debt securities, or junk bonds, are securities which are rated below "investment grade" or are not rated, but are of equivalent quality. High yield debt securities range from those for which the prospect for repayment of principal and interest is predominantly speculative to those which are currently in default on principal or interest payments. A Portfolio with high yield debt securities may be more susceptible to credit risk and market risk than a Portfolio that invests only in higher quality debt securities because these lower-rated debt securities are less secure financially and more sensitive to downturns in the economy. In addition, the secondary market for such securities may not be as liquid as that for more highly rated debt securities. As a result, a Portfolio's Adviser may find it more difficult to sell these securities or may have to sell them at lower prices.

You should understand that high yield securities are not generally meant for short-term investing. When a Portfolio invests in high yield securities it generally seeks to receive a correspondingly higher return to compensate it for the additional credit risk and market risk it has assumed.

FOREIGN INVESTMENT RISK

Investments in foreign securities involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject:

  . These risks may include the seizure by the government of company assets, excessive taxation, withholding taxes on dividends and interest, limitations on the use or transfer of portfolio assets, and political or social instability.

  . Enforcing legal rights may be difficult, costly and slow in foreign countries, and there may be special problems enforcing claims against foreign governments.

  . Foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there may be less public information about their operations.

  .  Foreign markets may be less liquid and more volatile than U.S. markets.

  . Foreign securities often trade in currencies other than the U.S. dollar, and a Portfolio may directly hold foreign currencies and purchase and sell foreign currencies. Changes in currency exchange rates will affect a Portfolio's net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of foreign securities. An increase in the strength of the U.S. dollar relative to these other currencies may cause the value of a Portfolio to decline. Certain foreign currencies may be particularly volatile, and foreign governments may intervene in the currency markets, causing a decline in value or liquidity of a Portfolio's foreign currency or securities holdings.

  . Costs of buying, selling and holding foreign securities, including brokerage, tax and custody costs, may be higher than those involved in domestic transactions.

MARKET CAPITALIZATION RISK

Stocks fall into three broad market capitalization categories--large, medium and small. Investing primarily in one category carries the risk that due to current market conditions that category may be out of favor. If valuations of large capitalization companies appear to be greatly out of proportion to the valuations of small or medium capitalization companies, investors may migrate to the stocks of small and mid-sized companies causing a Portfolio that invests in these companies to increase in value more rapidly than a Portfolio that invests in larger, fully-valued companies. Larger more established companies may also be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion. Investing in medium and small capitalization companies may be subject to special risks associated with narrower product lines, more limited financial resources, smaller management groups, and a more limited trading market for their stocks as compared with larger companies. Securities of smaller capitalization issuers may therefore be subject to greater price volatility and may decline more significantly in market downturns than securities of larger companies. In some cases, these companies may be relatively new issuers (I.E., those having continuous operating histories of less than three years) which carries other risks in addition to the risks of other medium and small capitalization companies. New issuers may be more speculative because such companies are relatively unseasoned. These companies will often be involved in the development or marketing of a new product with no established market, which could lead to significant losses.

INVESTMENT STYLE RISK

Different investment styles tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. A Portfolio may outperform or underperform other funds that employ a different investment style. A Portfolio may also employ a combination of styles that impact its risk characteristics. Examples of different investment styles include growth and value investing. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's growth of earnings potential. Also, since growth companies usually invest a high portion of earnings in their business, growth stocks may lack the dividends of some value stocks that can cushion stock prices in a falling market. Growth oriented funds will typically underperform when value investing is in favor. Value stocks are those which are undervalued in comparison to their peers due to adverse business developments or other factors. Value investing carries the risk that the market will not recognize a security's inherent value for a long time, or that a stock judged to be undervalued may actually be appropriately priced or overvalued. Value oriented funds will typically underperform when growth investing is in favor.

REAL ESTATE INVESTMENT RISK

Although the Portfolio will not invest in real estate directly, it may concentrate its assets in the real estate industry or may invest in securities related to the real estate industry, so your investment in the Portfolio will be closely linked to or may be impacted by the performance of the real estate markets. Property values may decrease due to increasing vacancies or declining rents resulting from unanticipated economic, legal, cultural or technological developments or because of overbuilding or lack of mortgage funds. The value of an individual property may also decline because of environmental liabilities or losses due to casualty or condemnation. Because of this concentration in or potential exposure to the real estate industry, the value of the Portfolio's shares may change at different rates compared to the value of shares of a mutual fund with investments in a mix of different industries.

The Portfolio may at times be more concentrated in particular sub-sectors of the real estate business--e.g. apartments, retail, hotels, offices, industrial, health care, etc. As such, its performance would be especially sensitive to developments that significantly affected those businesses.

In addition, Equity REITs may be affected by changes in the value of the underlying property they own, while Mortgage REITs may be affected by the quality of any credit they extend. Equity and Mortgage REITs are dependent upon management skills and are subject to heavy cash flow dependency, defaults by borrowers, self-liquidation and the possibility of failing to qualify for tax-free pass through of income under the Internal Revenue Code of 1986, and to maintain exemption from the Investment Company Act of 1940, as amended (the "1940 Act"). In the event an issuer of debt securities collateralized by real estate defaults, it is conceivable that the REIT could end up holding the underlying real estate.

ADDITIONAL INVESTMENT STRATEGIES


In addition to the principal investment strategies discussed in each individual Portfolio's Investment Summary, a Portfolio as indicated in the chart below, may at times invest a portion of its assets in the investment strategies and may engage in certain investment techniques as described below. The SAI provides a more detailed discussion of certain of these and other securities and indicates if a Portfolio is subject to any limitations with respect to a particular investment strategy. These strategies and techniques may involve risks. ALTHOUGH A PORTFOLIO THAT IS NOT IDENTIFIED BELOW IN CONNECTION WITH A PARTICULAR STRATEGY OR TECHNIQUE GENERALLY HAS THE ABILITY TO ENGAGE IN SUCH A TRANSACTION, ITS ADVISER CURRENTLY INTENDS TO INVEST LITTLE, IF ANY, OF THE PORTFOLIO'S ASSETS IN THAT STRATEGY OR TECHNIQUE. (PLEASE NOTE THAT SOME OF THESE STRATEGIES MAY BE A PRINCIPAL INVESTMENT STRATEGY FOR A PARTICULAR PORTFOLIO AND CONSEQUENTLY ARE ALSO DESCRIBED IN THAT PORTFOLIO'S INVESTMENT SUMMARY.) The Portfolios are not limited by this discussion and may invest in other types of securities not precluded by the policies discussed elsewhere in this Prospectus.

                                                                                                  LEGG
                                                              CLARION                            MASON      LORD
                                                    MET/AIM   GLOBAL      HARRIS                PARTNERS   ABBETT
                                                   SMALL CAP   REAL       OAKMARK     LAZARD   AGGRESSIVE   BOND
                                                    GROWTH    ESTATE   INTERNATIONAL  MID CAP    GROWTH   DEBENTURE
                                                   PORTFOLIO PORTFOLIO   PORTFOLIO   PORTFOLIO PORTFOLIO  PORTFOLIO
BRADY BONDS
-------------------------------------------------------------------------------------------------------------------
COLLATERALIZED MORTGAGE OBLIGATIONS                                                                           X
-------------------------------------------------------------------------------------------------------------------
CONVERTIBLE SECURITIES                                 X         X                       X         X          X
-------------------------------------------------------------------------------------------------------------------
DEPOSITARY RECEIPTS                                    X                     X           X         X          X
-------------------------------------------------------------------------------------------------------------------
DERIVATIVES:
-------------------------------------------------------------------------------------------------------------------
OPTIONS                                                X                                 X         X
-------------------------------------------------------------------------------------------------------------------
FUTURES                                                X                                 X
-------------------------------------------------------------------------------------------------------------------
DIRECT PARTICIPATION IN CORPORATE LOANS                                                                       X
-------------------------------------------------------------------------------------------------------------------
DOLLAR ROLL TRANSACTIONS                                                     X
-------------------------------------------------------------------------------------------------------------------
FOREIGN CURRENCY TRANSACTIONS                                    X           X                     X
-------------------------------------------------------------------------------------------------------------------
FOREIGN DEBT SECURITIES                                                                            X          X
-------------------------------------------------------------------------------------------------------------------
FOREIGN EQUITY SECURITIES                              X                     X           X         X          X
-------------------------------------------------------------------------------------------------------------------
FORWARD COMMITMENTS, WHEN-ISSUED AND DELAYED
DELIVERY SECURITIES                                                                                X          X
-------------------------------------------------------------------------------------------------------------------
HIGH QUALITY SHORT-TERM DEBT OBLIGATIONS INCLUDING
BANKERS' ACCEPTANCES, COMMERCIAL PAPER AND
CERTIFICATES OF DEPOSIT ISSUED OR GUARANTEED BY
BANK HOLDING COMPANIES IN THE U.S., THEIR
SUBSIDIARIES AND FOREIGN BRANCHES OR OF THE WORLD
BANK; VARIABLE AMOUNT MASTER DEMAND NOTES AND
VARIABLE RATE NOTES ISSUED BY U.S. AND FOREIGN
CORPORATIONS                                           X                                 X         X          X
-------------------------------------------------------------------------------------------------------------------
HIGH YIELD/HIGH RISK DEBT SECURITIES                                                               X          X
-------------------------------------------------------------------------------------------------------------------
HYBRID INSTRUMENTS                                                                                 X
-------------------------------------------------------------------------------------------------------------------
ILLIQUID AND RESTRICTED SECURITIES                               X                                 X
-------------------------------------------------------------------------------------------------------------------
INDEXED SECURITIES                                                                                 X
-------------------------------------------------------------------------------------------------------------------
INTEREST RATE TRANSACTIONS
-------------------------------------------------------------------------------------------------------------------
INVESTMENT GRADE DEBT SECURITIES                                                                   X          X
-------------------------------------------------------------------------------------------------------------------
INVESTMENTS IN OTHER INVESTMENT COMPANIES
INCLUDING PASSIVE FOREIGN INVESTMENT COMPANIES                               X                     X
-------------------------------------------------------------------------------------------------------------------
MORTGAGE-BACKED SECURITIES, INCLUDING GNMA
CERTIFICATES, MORTGAGE-BACKED BONDS                                                                           X
-------------------------------------------------------------------------------------------------------------------
MUNICIPAL SECURITIES
-------------------------------------------------------------------------------------------------------------------
NON-MORTGAGE ASSET-BACKED SECURITIES
-------------------------------------------------------------------------------------------------------------------
PIK (PAY-IN-KIND) DEBT SECURITIES AND ZERO-COUPON
BONDS                                                                                              X          X
-------------------------------------------------------------------------------------------------------------------
PREFERRED STOCKS                                       X         X                       X         X          X
-------------------------------------------------------------------------------------------------------------------
REAL ESTATE INVESTMENT TRUSTS                          X         X                       X         X
-------------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS                                                        X                                X
-------------------------------------------------------------------------------------------------------------------
REVERSE REPURCHASE AGREEMENTS                                                                                 X
-------------------------------------------------------------------------------------------------------------------
RIGHTS AND WARRANTS                                              X           X                     X          X
-------------------------------------------------------------------------------------------------------------------
SECURITIES LOANS                                       X                     X           X         X          X
-------------------------------------------------------------------------------------------------------------------
SHORT SALES (AGAINST THE BOX)
-------------------------------------------------------------------------------------------------------------------
STRUCTURED NOTES
-------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT SECURITIES                             X                                 X         X          X
-------------------------------------------------------------------------------------------------------------------

                                              LORD
                                             ABBETT     LORD                                                     T. ROWE
                                             GROWTH    ABBETT      MFS(R)     OPPENHEIMER    PIMCO                PRICE
                                               AND     MID CAP    RESEARCH      CAPITAL      TOTAL      RCM      MID CAP
                                             INCOME     VALUE   INTERNATIONAL APPRECIATION  RETURN   TECHNOLOGY  GROWTH
                                            PORTFOLIO PORTFOLIO   PORTFOLIO    PORTFOLIO   PORTFOLIO PORTFOLIO  PORTFOLIO
BRADY BONDS                                                                                    X
-------------------------------------------------------------------------------------------------------------------------
COLLATERALIZED MORTGAGE OBLIGATIONS                                                            X
-------------------------------------------------------------------------------------------------------------------------
CONVERTIBLE SECURITIES                          X         X           X            X           X                    X
-------------------------------------------------------------------------------------------------------------------------
DEPOSITARY RECEIPTS                             X         X           X            X           X         X          X
-------------------------------------------------------------------------------------------------------------------------
DERIVATIVES:
-------------------------------------------------------------------------------------------------------------------------
OPTIONS                                                               X            X           X         X          X
-------------------------------------------------------------------------------------------------------------------------
FUTURES                                                               X            X           X         X          X
-------------------------------------------------------------------------------------------------------------------------
DIRECT PARTICIPATION IN CORPORATE LOANS                                                        X
-------------------------------------------------------------------------------------------------------------------------
DOLLAR ROLL TRANSACTIONS                                                                       X
-------------------------------------------------------------------------------------------------------------------------
FOREIGN CURRENCY TRANSACTIONS                                         X                        X         X          X
-------------------------------------------------------------------------------------------------------------------------
FOREIGN DEBT SECURITIES                                               X                        X                    X
-------------------------------------------------------------------------------------------------------------------------
FOREIGN EQUITY SECURITIES                       X         X           X            X                     X          X
-------------------------------------------------------------------------------------------------------------------------
FORWARD COMMITMENTS, WHEN-ISSUED AND
DELAYED DELIVERY SECURITIES                                           X                        X                    X
-------------------------------------------------------------------------------------------------------------------------
HIGH QUALITY SHORT-TERM DEBT OBLIGATIONS
INCLUDING BANKERS' ACCEPTANCES, COMMERCIAL
PAPER AND CERTIFICATES OF DEPOSIT ISSUED OR
GUARANTEED BY BANK HOLDING COMPANIES IN
THE U.S., THEIR SUBSIDIARIES AND FOREIGN
BRANCHES OR OF THE WORLD BANK; VARIABLE
AMOUNT MASTER DEMAND NOTES AND VARIABLE
RATE NOTES ISSUED BY U.S. AND FOREIGN
CORPORATIONS                                                          X            X           X                    X
-------------------------------------------------------------------------------------------------------------------------
HIGH YIELD/HIGH RISK DEBT SECURITIES                                                           X
-------------------------------------------------------------------------------------------------------------------------
HYBRID INSTRUMENTS                                                                             X         X          X
-------------------------------------------------------------------------------------------------------------------------
ILLIQUID AND RESTRICTED SECURITIES                                    X            X           X         X          X
-------------------------------------------------------------------------------------------------------------------------
INDEXED SECURITIES                                                    X                        X         X
-------------------------------------------------------------------------------------------------------------------------
INTEREST RATE TRANSACTIONS                                                                     X
-------------------------------------------------------------------------------------------------------------------------
INVESTMENT GRADE DEBT SECURITIES                                      X                        X                    X
-------------------------------------------------------------------------------------------------------------------------
INVESTMENTS IN OTHER INVESTMENT COMPANIES
INCLUDING PASSIVE FOREIGN INVESTMENT
COMPANIES                                                             X                        X         X          X
-------------------------------------------------------------------------------------------------------------------------
MORTGAGE-BACKED SECURITIES, INCLUDING
GNMA CERTIFICATES, MORTGAGE-BACKED BONDS                              X                        X
-------------------------------------------------------------------------------------------------------------------------
MUNICIPAL SECURITIES                                                                           X
-------------------------------------------------------------------------------------------------------------------------
NON-MORTGAGE ASSET-BACKED SECURITIES                                                           X
-------------------------------------------------------------------------------------------------------------------------
PIK (PAY-IN-KIND) DEBT SECURITIES AND ZERO-
COUPON BONDS                                                                                   X
-------------------------------------------------------------------------------------------------------------------------
PREFERRED STOCKS                                X         X           X            X           X                    X
-------------------------------------------------------------------------------------------------------------------------
REAL ESTATE INVESTMENT TRUSTS                                         X            X           X                    X
-------------------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS                           X         X           X            X           X         X          X
-------------------------------------------------------------------------------------------------------------------------
REVERSE REPURCHASE AGREEMENTS                   X         X                                    X         X
-------------------------------------------------------------------------------------------------------------------------
RIGHTS AND WARRANTS                             X         X           X                                             X
-------------------------------------------------------------------------------------------------------------------------
SECURITIES LOANS                                X         X           X            X           X         X          X
-------------------------------------------------------------------------------------------------------------------------
SHORT SALES (AGAINST THE BOX)                                         X                        X         X
-------------------------------------------------------------------------------------------------------------------------
STRUCTURED NOTES                                                                               X                    X
-------------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT SECURITIES                                            X            X           X                    X
-------------------------------------------------------------------------------------------------------------------------

BRADY BONDS. Brady Bonds are collateralized or uncollateralized fixed income securities created through the exchange of existing commercial bank loans to public and private entities in certain emerging markets for new bonds in connection with debt restructurings. Brady Bonds have been issued only in the last decade and, accordingly do not have a long payment history. These securities are subject to credit risk and interest rate risk.

COLLATERALIZED MORTGAGE OBLIGATIONS (CMOS). CMOs are fixed income securities secured by mortgage loans and other mortgage-backed securities and are generally considered to be derivatives. CMOs may be issued or guaranteed by the U.S. Government or its agencies or instrumentalities or collateralized by a portfolio of mortgages or mortgage-related securities guaranteed by such an agency or instrumentality or may be non-U.S. Government guaranteed.

CMOs carry general fixed income securities risks, such as credit risk and interest rate risk, and risks associated with mortgage-backed securities, including prepayment risk, which is the risk that the underlying mortgages or other debt may be refinanced or paid off prior to their maturities during periods of declining interest rates. In that case, an Adviser may have to reinvest the proceeds from the securities at a lower rate. Potential market gains on a security subject to prepayment risk may be more limited than potential market gains on a comparable security that is not subject to prepayment risk.

CONVERTIBLE SECURITIES. Convertible securities are preferred stocks or bonds that pay a fixed dividend or interest payment and are convertible into common stock at a specified price or conversion ratio.

Traditionally, convertible securities have paid dividends or interest rates higher than common stocks but lower than nonconvertible securities. They generally participate in the appreciation or depreciation of the underlying stock into which they are convertible, but to a lesser degree. These securities are also subject to market risk, interest rate risk and credit risk.

DEPOSITARY RECEIPTS. Depositary receipts are receipts for shares of a foreign-based corporation that entitle the holder to dividends and capital gains on the underlying security. Receipts include those issued by domestic banks (American Depositary Receipts), foreign banks (Global or European Depositary Receipts), and broker-dealers (depositary shares).

These instruments are subject to market risk and foreign investment risk.

DERIVATIVES. Derivatives are used to limit risk in a Portfolio or to enhance investment return, and have a return tied to a formula based upon an interest rate, index, price of a security, or other measurement. Derivatives include options, futures, forward contracts and related products.

Options are the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price.

Futures are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date.

Forward contracts are contracts to purchase or sell a specified amount of a financial instrument for an agreed upon price at a specified time.

Derivatives may be used to hedge against an opposite position that a Portfolio holds. Any loss generated by the derivatives should be offset by gains in the hedged investment. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains or result in losses or missed opportunities. In addition, derivatives that are used for hedging the Portfolio in specific securities may not fully offset the underlying positions. The counterparty to a derivatives contract also could default. Derivatives that involve leverage could magnify losses.

Derivatives may also be used to maintain a Portfolio's exposure to the market, manage cash flows or to attempt to increase income. Using derivatives for purposes other than hedging is speculative and involves greater risks. In many foreign countries, futures and options markets do not exist or are not sufficiently developed to be effectively used by a Portfolio that invests in foreign securities.

DIRECT PARTICIPATION IN CORPORATE LOANS. By purchasing a loan, the Portfolio acquires some or all of the interest of a bank or other lending institution in a loan to a corporate borrower. Many such loans are secured, and most impose restrictive covenants which must be met by the borrower. These loans are made generally to finance internal growth, mergers, acquisitions, stock repurchases, leveraged buy-outs and other corporate activities. Such loans may be in default at the time of purchase. The Portfolio may also purchase trade or other claims against companies, which generally represent money owed by the company to a supplier of goods or services. These claims may also be purchased at a time when the company is in default. Certain of the loans acquired by a Portfolio may involve revolving credit facilities or other standby financing commitments which obligate the Portfolio to pay additional cash on a certain date or on demand.

The highly leveraged nature of many such loans may make such loans especially vulnerable to adverse changes in economic or market conditions. Loans and other direct investments may not be in the form of securities or may be subject to restrictions on transfer, and only limited opportunities may exist to resell such instruments. As a result, the Portfolio may be unable to sell such investments at an opportune time or may have to resell them at less than fair market value.

DOLLAR ROLL TRANSACTIONS. Mortgage dollar rolls are transactions in which the Portfolio sells securities for delivery in the current month and simultaneously contracts with the same counter-party to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date. During the roll period, the Portfolio loses the right to receive principal (including prepayments of principal) and interest paid on the securities sold. However, the Portfolio would benefit to the extent of any difference between the price received for the securities sold and the lower forward price for the future purchase (often referred to as the "drop") or fee income plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. Unless such benefits exceed the income, capital appreciation and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of the Portfolio compared with what such performance would have been without the use of mortgage dollar rolls. Accordingly, the benefits derived from the use of mortgage dollar rolls depend upon the Adviser's ability to manage mortgage prepayments. There is no assurance that mortgage dollar rolls can be successfully employed. All cash proceeds will be invested in instruments that are permissible investments for the Portfolio.

The Portfolio will maintain until the settlement date the segregation, either on the records of the Adviser or with the Trust's custodian, of cash or other liquid securities in an amount equal to the forward purchase price.

FOREIGN CURRENCY TRANSACTIONS. Foreign currency transactions are entered into for the purpose of hedging against foreign exchange risk arising from the Portfolio's investment or anticipated investment in securities denominated in foreign currencies. The Portfolio also may enter into these contracts for purposes of increasing exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. Foreign currency transactions include the purchase of foreign currency on a spot (or cash) basis, contracts to purchase or sell foreign currencies at a future date (forward contracts), the purchase and sale of foreign currency futures contracts, and the purchase of exchange traded and over-the-counter call and put options on foreign currency futures contracts and on foreign currencies.

These hedging transactions do not eliminate fluctuations in the underlying prices of the securities which the Portfolio owns or intends to purchase or sell. They simply establish a rate of exchange which can be achieved at some future point in time.

Foreign currency exchange rates may fluctuate significantly over short periods of time. A forward foreign currency exchange contract reduces the Portfolio's exposure to changes in the value of the currency it will deliver and increases its exposure to changes in the value of the currency it will exchange into. Contracts to sell foreign currency will limit any potential gain which might be realized by the Portfolio if the value of the hedged currency increases. In the case of forward contracts entered into for the purpose of increasing return, the Portfolio may sustain losses which will reduce its gross income. Forward foreign currency exchange contracts also involve the risk that the party with which the Portfolio enters the contract may fail to perform its obligations to the Portfolio. The purchase and sale of foreign currency futures contracts and the purchase of call and put options on foreign currency futures contracts and on foreign currencies involve certain risks associated with derivatives.

FOREIGN DEBT SECURITIES. Foreign debt securities are issued by foreign corporations and governments. They may include Eurodollar obligations and Yankee bonds.

Foreign debt securities are subject to foreign investment risk, credit risk and interest rate risk. Securities in developing countries are also subject to the additional risks associated with emerging markets.

FOREIGN EQUITY SECURITIES. Foreign equity securities are subject to foreign investment risk in addition to the risks applicable to domestic equity securities, such as market risk.

FORWARD COMMITMENTS, WHEN-ISSUED AND DELAYED DELIVERY SECURITIES. Forward commitments, when-issued and delayed delivery securities generally involve the purchase of a security with payment and delivery at some time in the future--I.E., beyond normal settlement. The Portfolios do not earn interest on such securities until settlement and bear the risk of market value fluctuations in between the purchase and settlement dates. New issues of stocks and bonds, private placements and U.S. Government securities may be sold in this manner.

HIGH QUALITY SHORT-TERM DEBT OBLIGATIONS, INCLUDING BANKERS' ACCEPTANCES, COMMERCIAL PAPER AND CERTIFICATES OF DEPOSIT ISSUED OR GUARANTEED BY BANK HOLDING COMPANIES IN THE U.S., THEIR SUBSIDIARIES AND FOREIGN BRANCHES OR OF THE WORLD BANK; VARIABLE AMOUNT MASTER DEMAND NOTES AND VARIABLE RATE NOTES ISSUED BY U.S. AND FOREIGN CORPORATIONS.

Commercial paper is a short-term debt obligation with a maturity ranging from one to 270 days issued by banks, corporations, and other borrowers to investors seeking to invest idle cash.

Variable amount master demand notes differ from ordinary commercial paper in that they are issued pursuant to a written agreement between the issuer and the holder, their amounts may be increased from time to time by the holder (subject to an agreed maximum) or decreased by the holder or the issuer, they are payable on demand, the rate of interest payable on them varies with an agreed formula and they are typically not rated by a rating agency. Transfer of such notes is usually restricted by the issuer, and there is no secondary trading market for them. Any variable amount master demand note purchased by a Portfolio will be regarded as an illiquid security.

These instruments are subject to credit risk, interest rate risk and foreign investment risk.

HIGH YIELD/HIGH RISK DEBT SECURITIES. High yield/high risk debt securities are securities that are rated below investment grade by the primary rating agencies (e.g., BB or lower by S&P and Ba or lower by Moody's). Other terms commonly used to describe such securities include "lower rated bonds," "noninvestment grade bonds," and "junk bonds."

High yield/high risk debt securities are subject to high yield debt security risk as described in "Primary Risks of Investing in the Portfolios" above.

HYBRID INSTRUMENTS. Hybrid instruments are a form of a derivative and combine the elements of futures contracts or options with those of debt, preferred equity or a depositary instrument. They are often indexed to the price of a commodity, particular currency, or a domestic or foreign debt or equity security index. Examples of hybrid instruments include debt instruments with interest or principal payments or redemption terms determined by reference to the value of a currency or commodity or securities index at a future point in time or preferred stock with dividend rates determined by reference to the value of a currency.

Hybrids may bear interest or pay dividends at below market (or even relatively nominal) rates. Under certain conditions, the redemption value of the instrument could be zero. Hybrids can have volatile prices and limited liquidity and their use by the Portfolio may not be successful.

ILLIQUID AND RESTRICTED SECURITIES. Each Portfolio may invest a portion of its assets in restricted and illiquid securities, which are investments that the Portfolio cannot easily resell within seven days at current value or that have contractual or legal restriction on resale. Restricted securities include those which are not registered under the Securities Act of 1933, as amended (the "1933 Act"), and are purchased directly from the issuer or in the secondary market (private placements).

If the Portfolio buys restricted or illiquid securities it may be unable to quickly resell them or may be able to sell them only at a price below current value or could have difficulty valuing these holdings precisely.

In recent years, however, a large institutional market has developed for certain securities that are not registered under the 1933 Act, including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

INDEXED SECURITIES. A Portfolio may invest in indexed securities whose value is linked to foreign currencies, interest rates, commodities, indices or other financial indicators. Most indexed securities are short to intermediate term fixed income securities whose values at maturity (I.E., principal value) or interest rates rise or fall according to changes in the value of one or more specified underlying instruments. Indexed securities may be positively or negatively indexed (I.E., their principal value or interest rates may increase or decrease if the underlying instrument appreciates), and may have return characteristics similar to direct investments in the underlying instrument or to one or more options on the underlying instrument. Indexed securities may be more volatile than the underlying instrument itself and could involve the loss of all or a portion of the principal amount of, or interest on, the instrument.

INTEREST RATE TRANSACTIONS. Interest rate transactions are hedging transactions such as interest rate swaps and the purchase or sale of interest rate caps and floors. They are used by a Portfolio in an attempt to protect the value of its investments from interest rate fluctuations. Interest rate swaps involve the exchange by the Portfolio with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate floor. The Adviser to the Portfolio enters into these transactions on behalf of the Portfolio primarily to preserve a return or spread on a particular investment or portion of its portfolio or to protect against any increase in the price of securities the Portfolio anticipates purchasing at a later date. The Portfolio will not sell interest rate caps or floors that it does not own.

There is the risk that the Adviser may incorrectly predict the direction of interest rates resulting in losses to the Portfolio.

INVESTMENT GRADE DEBT SECURITIES. Investment grade debt securities are securities rated in one of the four highest rating categories by S&P, Moody's or other nationally recognized rating agency. These securities are subject to interest rate risk and credit risk. Securities rated in the fourth investment category by a nationally recognized rating agency (e.g. BBB by S&P and Baa by Moody's) may have speculative characteristics.

INVESTMENTS IN OTHER INVESTMENT COMPANIES, INCLUDING PASSIVE FOREIGN INVESTMENT COMPANIES. When the Portfolio invests in another investment company, it must bear the management and other fees of the investment company, in addition to its own expenses. As a result, the Portfolio may be exposed to duplicate expenses which could lower its value. Investments in passive foreign investment companies also are subject to foreign investment risk.

Passive foreign investment companies are any foreign corporations which generate certain amounts of passive income or hold certain amounts of assets for the production of passive income. Passive income includes dividends, royalties, rent, and annuities.

MORTGAGE-BACKED SECURITIES, INCLUDING GNMA CERTIFICATES, MORTGAGE-BACKED BONDS AND STRIPPED MORTGAGE-BACKED SECURITIES. Mortgage-backed securities include securities backed by Ginnie Mae and Fannie Mae as well as by private issuers. These securities represent collections (pools) of commercial and residential mortgages. These securities are generally pass-through securities, which means that principal and interest payments on the underlying securities (less servicing fees) are passed through to shareholders on a pro rata basis.

These securities carry general fixed income security risks, such as credit risk and interest rate risk, as well as prepayment risk.

MUNICIPAL SECURITIES. Municipal securities are debt obligations issued by local, state and regional governments that provide interest income that is exempt from federal income tax. These securities are subject to interest rate risk and credit risk.

NON-MORTGAGE ASSET-BACKED SECURITIES. Non-mortgage asset-backed securities include equipment trust certificates and interests in pools of receivables, such as motor vehicle installment purchase obligations and credit card receivables. Such securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in the underlying pools of assets. This means that principal and interest payments on the underlying securities (less servicing fees) are passed through to shareholders on a pro rata basis.

The value of some asset-backed securities may be particularly sensitive to changes in prevailing interest rates, and like other fixed income investments, the ability of the Portfolio to successfully use these instruments may depend in part upon the ability of an Adviser to forecast interest rates and other economic factors correctly.

PIK (PAY-IN-KIND) DEBT SECURITIES AND ZERO-COUPON BONDS. PIK debt securities are debt obligations which provide that the issuer may, at its option, pay interest on such bonds in cash or in the form of additional debt obligations. Such investments benefit the issuer by mitigating its need for cash to meet debt service, but also require a higher rate of return to attract investors who are willing to defer receipt of such cash.

Zero-coupon bonds are bonds that provide for no current interest payment and are sold at a discount. These investments pay no interest in cash to its holder during its life and usually trade at a deep discount from their face or par value. These investments may experience greater volatility in market value due to changes in interest rates than debt obligations which make regular payments of interest. The Portfolio will accrue income on such investments for tax accounting purposes, as required, which is distributable to shareholders and which, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities to satisfy the Portfolio's distribution obligations.

These securities are subject to credit risk and interest rate risk.

PREFERRED STOCKS. Preferred stocks are equity securities that generally pay dividends at a specified rate and have preference over common stock in the payment of dividends and liquidation. Preferred stock generally does not carry voting rights.

Preferred stocks are subject to market risk. In addition, because preferred stocks pay fixed dividends, an increase in interest rates may cause the price of a preferred stock to fall.

REAL ESTATE INVESTMENT TRUSTS. REITs are entities which invest in commercial and other real estate properties. Risks associated with investments in securities of companies in the real estate industry include: decline in the value of real estate; risks related to general and local economic conditions; overbuilding and increased competition; increases in property taxes and operating expenses; changes in zoning laws; casualty or condemnation losses; variations in rental income; changes in neighborhood values; the appeal of properties to tenants; and increases in interest rates. In addition, equity REITs may be affected by changes in the values of the underlying property owned by the trusts, while mortgage REITs may be affected by the quality of credit extended. REITs are dependent upon management skills, may not be diversified and are subject to the risks of financing projects. Such REITs are also subject to heavy cash flow dependency, defaults by borrowers, self liquidation and the possibility of failing to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended (the "Code"), and to maintain exemption from the 1940 Act. In the event an issuer of debt securities collateralized by real estate defaults, it is conceivable that the REITs could end up holding the underlying real estate. The Portfolio, as a shareholder of a REIT, bears a portion of the REIT's annual operating expenses.

REPURCHASE AGREEMENTS. Repurchase agreements involve the purchase of a security by a Portfolio and a simultaneous agreement by the seller (generally a bank or dealer) to repurchase the security from the Portfolio at a specified date or upon demand. This technique offers a method of earning income on idle cash.

Repurchase agreements involve credit risk, I.E., the risk that the seller will fail to repurchase the security, as agreed. In that case, the Portfolio will bear the risk of market value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security.

REVERSE REPURCHASE AGREEMENTS. Reverse repurchase agreements involve the sale of a security by a Portfolio to another party (generally a bank or dealer) in return for cash and an agreement by the Portfolio to buy the security back at a specified price and time.

Reverse repurchase agreements will be used primarily to provide cash to satisfy unusually high redemption requests or for other temporary or emergency purposes. Reverse repurchase agreements are considered a form of borrowing by the Portfolio and, therefore, are a form of leverage. Leverage may cause any gains or losses of the Portfolio to be magnified.

RIGHTS AND WARRANTS.   Warrants basically are options to purchase equity
securities at specific prices valid for a specific period of time. Their prices do not necessarily move parallel to the prices of the underlying securities. Rights are similar to warrants, but normally have a short duration and are distributed directly by the issuer to its shareholders. Rights and warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer. These investments carry the risk that they may be worthless to the Portfolio at the time it may exercise its rights, due to the fact that the underlying securities have a market value less than the exercise price. Warrants also include Low Exercise Price Call Warrants or other structured securities for the purpose of gaining exposure to stocks in difficult to access foreign local markets.

SECURITIES LOANS. For purposes of realizing additional income, a Portfolio may lend securities to broker-dealers or institutional investors approved by the Board of Trustees of the Trust. All securities loans will be made pursuant to agreement requiring the loans to be continuously secured by collateral in cash or high grade debt obligations at least equal at all times to the market value of the loaned securities. The borrower pays to the Portfolio an amount equal to any dividends or interest received on loaned securities. The Portfolio retains all or a portion of the interest received on investment of cash collected or receives a fee from the borrower.

The risk in lending portfolio securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral, or in the recovery of the securities or possible loss of rights in their collateral should the borrower fail financially.

SHORT SALES. Short sales are sales of securities that the seller does not own. The seller must borrow the securities to make delivery to the buyer. A short sale may be uncollateralized or against-the-box. A short sale is "against-the-box" if at all times when the short position is open, the seller owns an equal amount of the securities sold short or securities convertible into, or exchanged without further consideration for, securities of the same issue as the securities sold short.

The price of securities purchased to replace borrowed securities sold short may be greater than proceeds received in the short sale resulting in a loss to the Portfolio.

STRUCTURED NOTES. A form of hybrid investment, structured notes are derivatives on which the amount of principal repayment and/or interest payments is based upon the movement of one or more factors. Structured notes are interests in entities organized and operated for the purpose of restructuring the investment characteristics of debt obligations. Structured notes are typically sold in private placement transactions, and there currently is no active trading market for structured notes.

Structured notes are also subject to credit risk and interest rate risk and can have volatile prices.

U.S. GOVERNMENT SECURITIES. U.S. Government securities include direct obligations of the U.S. Government that are supported by its full faith and credit, like Treasury bills and GNMA certificates. Treasury bills have initial maturities of less than one year, Treasury notes have initial maturities of one to ten years and Treasury bonds may be issued with any maturity but generally have maturities of at least ten years. U.S. Government securities also include indirect obligations of the U.S. Government that are issued by federal agencies and government-sponsored entities, like bonds and notes issued by the Federal Home Loan Bank and Fannie Mae. Unlike Treasury securities, agency securities generally are not backed by the full faith and credit of the U.S. Government. Some agency securities are supported by the right of the issuer to borrow from the Treasury, others are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations and others are supported only by the credit of the sponsoring agency.

U.S. Government securities are subject to interest rate risk. Credit risk is remote.

DEFENSIVE INVESTMENTS

Under adverse market or economic conditions, a Portfolio could invest for temporary defensive purposes some or all of its assets in money market securities or utilize other investment strategies that may be inconsistent with a Portfolio's principal investment strategy. Temporary defensive instruments generally include U.S. government securities, bank time deposits denominated in the currency of any major nation, commercial paper and repurchase agreements. The Adviser may also invest in these types of securities or hold cash while looking for suitable investment opportunities or to maintain liquidity. Although a Portfolio would employ these measures only in seeking to avoid losses, they could reduce the benefit from an upswing in the market or prevent the Portfolio from meeting its investment objective.

PORTFOLIO TURNOVER


The Portfolios' Advisers will sell a security when they believe it is appropriate to do so, regardless of how long a Portfolio has owned that security. Buying and selling securities generally involves some expense to a Portfolio, such as commissions paid to brokers and other transaction costs. Generally speaking, the higher a Portfolio's annual portfolio turnover rate, the greater its brokerage costs. Increased brokerage costs may adversely affect a Portfolio's performance. The Portfolios, with the exception of PIMCO Total Return Portfolio and RCM Technology Portfolio, generally intend to purchase securities for long-term investment and therefore will have a relatively low turnover rate. Annual turnover rate of 100% or more is considered high and will result in increased costs to the Portfolios. PIMCO Total Return Portfolio and RCM Technology Portfolio generally will have annual turnover rates of 100% or more.


DOWNGRADES IN FIXED INCOME DEBT SECURITIES

Unless required by applicable law, the Portfolios are not required to sell or dispose of any debt security that either loses its rating or has its rating reduced after a Portfolio purchases the security.

MANAGEMENT

The Trust's Board of Trustees is responsible for managing the business affairs of the Trust. The Trustees meet periodically to review the affairs of the Trust and to establish certain guidelines which the Manager and Advisers are expected to follow in implementing the investment policies and objectives of the Trust. The Trustees also review the management of the Portfolios' assets by the Advisers. Information about the Trustees and executive officers of the Trust is contained in the SAI.

THE MANAGER


Met Investors Advisory, LLC (the "Manager"), 5 Park Plaza, Suite 1900, Irvine, California 92614, has overall responsibility for the general management and administration of all of the Portfolios. The Manager selects and pays the fees of the Advisers for each of the Trust's Portfolios and monitors each Adviser's investment program. The Manager is an affiliate of MetLife.


As compensation for its services to the Portfolios, the Manager receives monthly compensation at an annual rate of a percentage of the average daily net assets of each Portfolio. The management fees for each Portfolio are:


PORTFOLIO                                       MANAGEMENT FEE
Met/AIM Small Cap Growth Portfolio              0.88% of first $500 million of such assets plus
                                                0.83% of such assets over $500 million
------------------------------------------------------------------------------------------------------------
Clarion Global Real Estate Portfolio            0.70% of first $200 million of such assets
                                                plus 0.65% of such assets over $200 million up to $750
                                                million plus 0.55% of such assets over $750 million
------------------------------------------------------------------------------------------------------------
Harris Oakmark International Portfolio          0.85% of first $100 million of such assets plus
                                                0.80% of such assets over $100 million up to $1 billion
                                                plus 0.75% of such assets over $1 billion
------------------------------------------------------------------------------------------------------------
Lazard Mid Cap Portfolio                        0.70% of first $500 million of such assets plus 0.675% of
                                                such assets over $500 million up to $1 billion plus 0.60% of such assets over $1 billion
------------------------------------------------------------------------------------------------------------
Legg Mason Partners Aggressive Growth Portfolio 0.65% of first $500 million of such assets plus
                                                0.60% of such assets over $500 million up to $1 billion
                                                plus 0.55% of such assets over $1 billion up to $2 billion plus 0.50% of such assets over $2 billion
------------------------------------------------------------------------------------------------------------
Lord Abbett Bond Debenture Portfolio            0.60% of first $250 million of such assets plus
                                                0.55% of such assets over $250 million up to $500 million
                                                plus 0.50% of such assets over $500 million up to $1 billion plus 0.45% of such assets over $1 billion
------------------------------------------------------------------------------------------------------------
Lord Abbett Growth and Income Portfolio         0.60% of first $600 million of such assets plus
                                                0.55% of such assets over $600 million up to $1.1 billion
                                                plus 0.50% of such assets over $1.1 billion up to $1.5
                                                billion plus 0.45% of such assets over $1.5 billion
------------------------------------------------------------------------------------------------------------
Lord Abbett Mid Cap Value Portfolio             0.70% of first $200 million of such assets plus
                                                0.65% of such assets over $200 million up to $500 million
                                                plus 0.625% of such assets over $500 million
------------------------------------------------------------------------------------------------------------
MFS(R) Research International Portfolio         0.80% of first $200 million of such assets plus
                                                0.75% of such assets over $200 million up to $500 million
                                                plus 0.70% of such assets over $500 million up to $1 billion plus 0.65% of such assets over $1 billion
------------------------------------------------------------------------------------------------------------
Oppenheimer Capital Appreciation Portfolio      0.65% of first $150 million of such assets plus 0.625% of
                                                such assets over $150 million up to $300 million plus
                                                0.60% of such assets over $300 million up to $500 million
                                                plus 0.55% of such assets over $500 million up to $700
                                                million plus 0.525% of such assets over $700 million up to
                                                $900 million plus 0.50% of such assets over $900 million
------------------------------------------------------------------------------------------------------------
PIMCO Total Return Portfolio                    0.50% of first $1.2 billion of such assets plus 0.475% of
                                                such assets over $1.2 billion
------------------------------------------------------------------------------------------------------------
RCM Technology Portfolio                        0.88% of first $500 million of such assets plus
                                                0.85% of such assets over $500 million
------------------------------------------------------------------------------------------------------------
T. Rowe Price Mid Cap Growth Portfolio          0.75% of such assets
------------------------------------------------------------------------------------------------------------

A discussion regarding the basis of the decision of the Trust's Board of Trustees' to approve the Management Agreement with the Manager and the investment advisory agreements with the Advisers is available in each Portfolio's annual report.


EXPENSE LIMITATION AGREEMENT

In the interest of limiting expenses of certain Portfolios until April 30, 2009, the Manager has entered into an expense limitation agreement with the Trust ("Expense Limitation Agreement"). Pursuant to that Expense Limitation Agreement, the Manager has agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses of the Portfolios set forth below, other than interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, other extraordinary expenses not incurred in the ordinary course of each Portfolio's business and amounts payable pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act, are limited to the following respective expense ratios:


                                                 TOTAL EXPENSES LIMITED TO
      PORTFOLIOS                                 (% OF DAILY NET ASSETS)
      Lazard Mid Cap Portfolio                             0.80%
      Oppenheimer Capital Appreciation Portfolio           0.75%
      RCM Technology Portfolio                             1.10%



Each Portfolio may at a later date reimburse the Manager the management fees waived or limited and other expenses assumed and paid by the Manager pursuant to the Expense Limitation Agreement provided such Portfolio has reached a sufficient asset size to permit such reimbursement to be made without causing the total annual expense ratio of such Portfolio to exceed the percentage limits stated above. Consequently, no reimbursement by a Portfolio will be made unless: (i) the Portfolio's total annual expense ratio is less than the respective percentages stated above; and (ii) the payment of such reimbursement has been approved by the Trust's Board of Trustees.


The total amount of reimbursement to which the Manager may be entitled will equal, at any time, the sum of (i) all investment management fees previously waived or reduced by the Manager and (ii) all other payments previously remitted by the Manager to the Portfolio during any of the previous five fiscal years, less any reimbursement that the Portfolio has previously paid to the Manager with respect to (a) such investment management fees previously waived or reduced and (b) such other payments previously remitted by the Manager to the Portfolio.

THE ADVISERS

Under the terms of the agreements between each Adviser and the Manager, the Adviser will develop a plan for investing the assets of each Portfolio, select the assets to be purchased and sold by each Portfolio, select the broker-dealer or broker-dealers through which the Portfolio will buy and sell its assets, and negotiate the payment of commissions, if any, to those broker-dealers. Each Adviser follows the investment policies set by the Manager and the Board of Trustees for each of the Portfolios. Day-to-day management of the investments in each Portfolio is the responsibility of the Adviser's portfolio managers. The portfolio managers of each Portfolio are indicated below following a brief description of each Adviser. The SAI provides additional information about each committee member's or portfolio manager's compensation, other accounts managed and the person's ownership of securities in the Portfolio.

The Trust and the Manager have received an exemptive order from the Securities and Exchange Commission that permits the Manager, subject to certain conditions, and without the approval of shareholders to: (a) employ a new unaffiliated investment adviser for a Portfolio pursuant to the terms of a new investment advisory agreement, in each case either as a replacement for an existing Adviser or as an additional Adviser; (b) change the terms of any investment advisory agreement; and (c) continue the employment of an existing Adviser on the same advisory contract terms where a contract has been assigned because of a change in control of the Adviser. In such circumstances, shareholders would receive notice of such action, including the information concerning the new Adviser that normally is provided in a proxy statement.

The Manager pays each Adviser a fee based on the Portfolio's average daily net assets. No Portfolio is responsible for the fees paid to each of the Advisers.


INVESCO AIM CAPITAL MANAGEMENT, INC. ("AIM"), 11 Greenway Plaza, Suite 100, Houston, Texas 77046, is the Adviser to the Met/AIM Small Cap Growth Portfolio of the Trust. AIM has acted as an investment adviser since its organization in 1986. Today, AIM, together with its affiliates, advises or manages over 200 investment portfolios, including the Portfolio, encompassing a broad range of investment objectives. AIM is an indirect wholly owned subsidiary of AMVESCAP PLC, London, England. Total net assets under the management of AIM and its affiliates was approximately $149 billion as of December 31, 2007.


AIM uses a team approach to investment management. The members of the team who are primarily responsible for the day-to-day management of the Portfolio are:

  . JULIET S. ELLIS (lead manager), Senior Portfolio Manager, has been responsible for the Portfolio since 2004 and has been associated with AIM and/or its affiliates since 2004. From 2000 to 2004, she was Managing Director and from 1993 to 2004, she was a senior portfolio manager with JPMorgan Fleming Asset Management.

  . JUAN R. HARTSFIELD, Portfolio Manager, has been responsible for the Portfolio since 2004 and has been associated with AIM and/or its affiliates since 2004. From 2000 to 2004, he was a co-portfolio manager with JPMorgan Fleming Asset Management.

  . CLAY MANLEY, Portfolio Manager, has been responsible for the Portfolio since 2008 and has been with AIM and/or its affiliates since 2001.

  . They are assisted by the Small Cap Core/Growth Team which may be comprised of portfolio managers, research analysts and other investment professionals of AIM. Team members provide research support and make securities recommendations with respect to the Portfolio's holdings, but do not have day-to-day management responsibilities with respect to the Portfolio's holdings. Members of the Team may change from time to time.



ING CLARION REAL ESTATE SECURITIES L.P. (the "Adviser") serves as Adviser to the Clarion Global Real Estate Portfolio of the Trust. The Adviser was founded in 1969 and is a Delaware limited partnership. The Adviser is an indirect, wholly-owned subsidiary of ING Groep, N.V. and is an affiliate of ING Investments. The Adviser's principal address is 200 King of Prussia, Radnor, PA 19087. The Adviser is in the business of providing investment advice to institutional and individual client accounts which, as of December 31, 2007, were valued in excess of $17 billion.

The following individuals are jointly responsible for the day-to-day management of the Portfolio.

  . T. RITSON FERGUSON, Chief Investment Officer ("CIO") and Portfolio Manager, has 22 years of real estate investment experience. Mr. Ferguson has managed the ING Global Real Estate Fund's portfolio since November 2001. Mr. Ferguson has served as Co-CIO and more recently CIO of the Adviser since 1991.

  . STEVEN D. BURTON, Managing Director and Portfolio Manager, is a member of the Adviser's Investment Committee and has managed the ING Global Real Estate Fund's portfolio since November 2001. He is also responsible for evaluating the investment potential of public real estate companies outside of the U.S. Mr. Burton joined the Adviser in 1995.

  . JOSEPH P. SMITH, Managing Director and Portfolio Manager, is a member of the Adviser's Investment Committee of the Adviser and has managed the ING Global Real Estate Fund's portfolio since February 2007. Mr. Smith joined ING Clarion in 1997 and has 14 years of real estate investment management experience.

PRIOR EXPERIENCE WITH COMPARABLE FUND

The Adviser became the adviser to the Clarion Global Real Estate Portfolio in April 2008. In order to provide you with information regarding the investment capabilities of the Adviser, performance information regarding the ING Global Real Estate Fund ("ING Fund") is presented. The Portfolio and the ING Fund, which is also advised by the Adviser, have substantially similar investment objectives, policies, and strategies. Management fees paid by the ING Fund are higher than the fees paid by the Portfolio. If the same level of management fees charged to the Portfolio had been charged to the ING Fund, the average annual return during the period would have been higher than the returns set forth below. Such performance information should not be relied upon as an indication of the future performance of the Portfolio because, among other things, the asset sizes and expenses of ING Fund and the Portfolio will vary.


The table below compares the ING Global Real Estate Fund's average annual compounded total returns on a before tax basis for the 1- and 5-year periods and from inception through 12/31/07 with the S&P/Citigroup World Property Index, an unmanaged index which tracks the performance of the investable universe of publicly traded property companies with more than 450 constituents from 24 countries. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index. The calculations of total return assume the reinvestment of all dividends and capital gain distributions and the deduction of all recurring expenses that were charged to shareholder accounts. These figures do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower.


         Average Annual Total Return as of 12/31/07
-----------------------------------------------------------
                                                      Since
                                     1 Year 5 Years Inception
------------------------------------ ------ ------- ---------
ING Global Real Estate Fund--Class A
 Before Taxes                        -6.87%  23.49%   20.77%*
S&P/Citigroup World Property Index   -7.27%  23.55%   20.32%*
* Inception date is 11/5/01.

HARRIS ASSOCIATES L.P. ("Harris"), Two North La Salle Street, Suite 500, Chicago, Illinois 60602, is the Adviser to the Harris Oakmark International Portfolio of the Trust. Harris is a Delaware limited partnership organized in 1995. The general partnership interest in Harris is owned by Harris Associates Inc., which in turn is a wholly-owned subsidiary of Paris-based Natixis Global Asset Management L.P. Together with its predecessor, Harris has managed mutual funds since 1970 and manages more than $65.7 billion of assets as of December 31, 2007.

  . DAVID G. HERRO, CFA, Partner and Chief Investment Officer-International, and ROBERT A. TAYLOR, CFA, Partner and Director of International Research, manage the Portfolio. Mr. Herro joined Harris in 1992 as a portfolio manager and analyst. Mr. Taylor joined Harris in 1994 as an International Analyst.

CLEARBRIDGE ADVISORS, LLC ("ClearBridge"), 620 8/th/ Avenue, New York, New York 10018, is the Adviser to the Legg Mason Partners Aggressive Growth Portfolio of the Trust. ClearBridge is an investment advisor that succeeded the equity securities portfolio management business of Citigroup Asset Management, which was acquired by Legg Mason, Inc. in December 2005. Assets under management by ClearBridge were approximately $100.5 billion as of December 31, 2007. ClearBridge is a wholly-owned subsidiary of Legg Mason, Inc.

The following individuals are jointly responsible for managing the Portfolio:

  . RICHARD FREEMAN, is an investment officer of ClearBridge. Mr. Freeman has managed the Legg Mason Partners Aggressive Growth Fund, Inc. on which the Portfolio is modeled since its inception in 1983 and has more than 29 years of investment experience.

  . EVAN BAUMAN, has been with the organization since 1996 and has over 10 years of investment experience.

PRIOR EXPERIENCE WITH COMPARABLE FUND

The Legg Mason Partners Aggressive Growth Portfolio and the Legg Mason Partners Aggressive Growth Fund ("Aggressive Growth Fund"), which is sub-advised by ClearBridge, have substantially similar investment objectives, policies, and strategies. ClearBridge began managing the Portfolio in October 2006. In order to provide you with information regarding the investment capabilities of ClearBridge, performance information regarding the Aggressive Growth Fund is presented. Management fees paid by the Aggressive Growth Fund are more than the fees paid by the Portfolio. If the same level of management fees charged to the Portfolio had been charged to the Aggressive Growth Fund, the average annual return during the period would have been more than the returns set forth below. The result assumes that the current management fee paid by the Aggressive Growth Fund, as a percentage of average net assets, applied to all prior periods. Such performance information should not be relied upon as an indication of the future performance of the Portfolio because, among other things, the asset sizes and expenses of Aggressive Growth Fund and the Portfolio will vary. The table below compares the Aggressive Growth Fund's average annual compounded total returns for the 1-, 5- and 10-year periods through 12/31/07 with the Russell 3000 Growth Index. The calculations of total return assume the reinvestment of all dividends and capital gain distributions and the deduction of all recurring expenses that were charged to shareholder accounts. These figures do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower.

         Average Annual Total Return as of 12/31/07
-------------------------------------------------------------------------
                                             1 Year    5 Year    10 Years
  --------------------------------------     --------- --------- --------
Aggressive Growth Fund**
 Class A shares (without sales charge)        1.22%    13.19%     12.08%
Russell 3000 Growth Index                    11.40%    12.42%      3.83%
**Prior to April 7, 2006, known as Smith Barney Aggressive Growth Fund, Inc.

LAZARD ASSET MANAGEMENT LLC, 30 Rockefeller Plaza, New York, New York 10112-6300, ("Lazard") serves as the Adviser to the Lazard Mid Cap Portfolio of the Trust. Lazard is a wholly-owned subsidiary of Lazard, Ltd., Clarendon House, 2 Church Street, Hamilton HM 11, Bermuda. Lazard and its global affiliates provide investment management services to client discretionary accounts with assets totaling approximately $126.9 billion as of December 31, 2007. Its clients are both individuals and institutions, some of whose accounts have investment policies similar to those of the Portfolio.

The following individuals are jointly responsible for managing the Portfolio:

  . CHRISTOPHER BLAKE, Managing Director, Portfolio/Analyst. Christopher Blake is a Managing Director of Lazard and a Portfolio Manager/Analyst for the U.S. Mid Cap and Strategic Equity portfolios (including the North American Equity Fund, the brand name of the U.S. Strategic Equity offshore fund). He joined Lazard in 1995. Mr. Blake was a Lazard Research Analyst covering the consumer sector, and beginning in 1996, was a Research Analyst on the U.S. Small Cap team.

  . GARY BUESSER, CFA, Director, Portfolio Manager. He is a Portfolio Manager for the U.S. Mid Cap and Strategic Equity portfolios. Prior to joining the Lazard in 2000, Mr. Buesser worked for Evergreen Funds, SG Cowen, Shearson Lehman Brothers, and Kidder Peabody. He began working in the investment field in 1983.

  . ROBERT A. FAILLA, CFA, Director, Portfolio Manager. Robert Failla is a Senior Vice President of Lazard, and a Portfolio Manager for the U.S. Mid Cap and Strategic Equity portfolios. Prior to joining Lazard in 2003,
     Mr. Failla was associated with AllianceBernstein, where he worked as a Portfolio Manager on a large-cap and all-cap product. He began working in the investment field in 1993.

  . ANDREW LACEY, Deputy Chairman, U.S. and Global Products. Andrew Lacey is a Deputy Chairman of Lazard for U.S. and Global products. He is also a portfolio manager on the U.S. Equity, U.S. Equity Select, U.S. Equity Value, U.S. Mid Cap, and U.S. Strategic products. Mr. Lacey become a full-time member of the equity team in 1996.

PRIOR EXPERIENCE WITH COMPARABLE FUND

The Lazard Mid Cap Portfolio and the Lazard Mid Cap Fund, which is also advised by Lazard, have substantially similar investment objectives, policies, and strategies. Lazard began managing the Portfolio in December 2005. In order to provide you with information regarding the investment capabilities of Lazard, performance information regarding the Lazard Mid Cap Fund is presented. Management fees paid by the Lazard Mid Cap Fund are greater than the fees paid by the Portfolio. If the same level of management fees charged to the Portfolio had been charged to the Lazard Mid Cap Fund, the average annual return during the period would have been higher than the returns set forth below. This result assumes that the current management fee paid by the Lazard Mid Cap Fund, as a percentage of average net assets, applied to all prior periods. Such performance information should not be relied upon as an indication of the future performance of the Portfolio because, among other things, the asset sizes and expenses of Lazard Mid Cap Fund and the Portfolio will vary.


The table below compares the Lazard Mid Cap Fund's average annual compounded total returns for the 1-, 5- and 10-year periods through 12/31/07 with the S&P Mid Cap 400 Index, an unmanaged index which measures the performance of mid-sized companies and covers approximately 7% of the U.S. equities market. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index. The calculations of total return assume the reinvestment of all dividends and capital gain distributions and the deduction of all recurring expenses that were charged to shareholder accounts. These figures do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower.



          Average Annual Total Return as of 12/31/07
-------------------------------------------------------------
                                         1 Year 5 Year 10 Year
---------------------------------------- ------ ------ -------
Lazard Mid Cap Fund--Institutional Class -2.93% 14.38%   9.61%
S&P Mid Cap 400 Index                     7.98% 16.20%  11.19%





LORD, ABBETT & CO. LLC ("Lord Abbett"), 90 Hudson Street, Jersey City, New Jersey 07302, is the Adviser to the Lord Abbett Bond Debenture, Lord Abbett Growth and Income and Lord Abbett Mid Cap Value Portfolios of the Trust. Founded in 1929, Lord Abbett manages one of the nation's oldest mutual fund complexes, with assets under management of approximately $110 billion in mutual funds and other advisory accounts as of December 31, 2007.


LORD ABBETT BOND DEBENTURE PORTFOLIO

Lord Abbett uses a team of investment managers and analysts acting together to manage the Portfolio's investments. CHRISTOPHER J. TOWLE, Partner and Investment Manager of Lord Abbett, heads the team and is primarily responsible for the day-to-day management of the Portfolio. Mr. Towle joined Lord Abbett in 1987, is the holder of a Chartered Financial Analyst designation and has been in the investment business since 1980. He has been a member of the team since 1993.

LORD ABBETT GROWTH AND INCOME PORTFOLIO

ELI M. SALZMANN is primarily responsible for the day-to-day management of the Portfolio. Mr. Salzmann is a Partner of Lord Abbett and has been with Lord Abbett since 1997. Mr. Salzmann is the Investment Team Leader and has been a member of the investment team since 1998.

LORD ABBETT MID CAP VALUE PORTFOLIO

Lord Abbett uses a team of investment managers and analysts acting together to manage the Portfolio's investments. EDWARD K. VON DER LINDE heads the team and the other senior member of the team is HOWARD E. HANSEN. Messrs. von der Linde and Hansen are primarily and jointly responsible for the day-to-day management of the Portfolio. Mr. von der Linde is a partner and joined Lord Abbett in 1988. Mr. Hansen, Partner and Investment Manager, joined Lord Abbett in 1995.


MASSACHUSETTS FINANCIAL SERVICES COMPANY ("MFS"), 500 Boylston Street, Boston, Massachusetts 02116, is the Adviser to the MFS(R) Research International Portfolio of the Trust. MFS is America's oldest mutual fund organization. MFS is a subsidiary of Sun Life of Canada (U.S.) Financial Services Holdings, Inc., which in turn is an indirect majority-owned subsidiary of Sun Life Financial Inc. (a diversified financial services company). MFS and its predecessor organizations have a history of money management dating from 1924 and the founding of the first mutual fund, Massachusetts Investors Trust. Net assets under the management of the MFS organization were approximately $198 billion as of December 31, 2006.


  . The Portfolio is managed by a committee of research analysts under the general supervision of THOMAS MELENDEZ and JOSE LUIS GARCIA.


  . MR. MELENDEZ, an investment officer of MFS, joined MFS in 2002 as an associate portfolio manager with more than ten years experience, including three years as an Emerging Market Product Specialist for Schroders North America, two years as a General Manager for Schroders Argentina and three years as a Vice President, Latin American Fund Manager for Schroders Capital Management International, London.

  . MR. GARCIA, an investment officer of MFS and global equity research analyst, joined MFS in 2002. Prior to joining MFS, Mr. Garcia was Chief Executive Officer of Telefonica B2B in Mexico City for two years and for two years prior to that position, Principal of Texas Pacific Group.

OPPENHEIMERFUNDS, INC. ("Oppenheimer"), Two World Financial Center, 225 Liberty Street, 11/th/ Floor, New York, New York 10281, is the Adviser to the Oppenheimer Capital Appreciation Portfolio of the Trust. Oppenheimer has been an investment adviser since January 1960. Oppenheimer (including affiliates) managed more than $260 billion in assets as of December 31, 2007, including other Oppenheimer funds with more than 6 million shareholder accounts.

  . MARC L. BAYLIN, CFA acts as a manager of the Portfolio. Mr. Baylin joined Oppenheimer on September 6, 2005 as a Vice President. Prior to joining Oppenheimer, he was Managing Director and Lead Portfolio Manager at JP Morgan Fleming Investment Management from June 2002 to August 2005 and was a Vice President of T. Rowe Price where he was an analyst from June 1993 and a portfolio manager from March 1999 to June 2002.

PACIFIC INVESTMENT MANAGEMENT COMPANY LLC ("PIMCO"), 840 Newport Center Drive, Newport Beach, California 92660, is the Adviser to the PIMCO Total Return Portfolio of the Trust. PIMCO, a Delaware limited liability company, is a majority-owned subsidiary of Allianz Global Investors of America L.P. ("AGI LP"). Allianz SE is the indirect majority owner of AGI LP. Allianz SE is a European-based, multinational insurance and financial services holding company. As of December 31, 2007, PIMCO had approximately $746.3 billion in assets under management.


  . WILLIAM H. GROSS, CFA, Managing Director and co-chief investment officer, was a founding partner of PIMCO in 1971.


RCM CAPITAL MANAGEMENT LLC ("RCM"), a subsidiary of AGI LP, Suite 2900, Four Embarcadero Center, San Francisco, California 94111, is the Adviser to the RCM Technology Portfolio of the Trust. Originally founded in 1970, RCM provides investment management and advisory services to private accounts of institutional and individual clients and to mutual funds. RCM is an indirect subsidiary of Allianz AG. As of December 31, 2007, RCM had over $19.8 billion in assets under management.

  . WALTER C. PRICE, CFA, Co-Portfolio Manager, is a Managing Director and Senior Analyst on the Global Technology Team. Mr. Price joined RCM in 1974.

  . HUACHEN CHEN, CFA, Co-Portfolio Manager is a Senior Portfolio Manager with RCM. Mr. Chen joined RCM in 1984.




T. ROWE PRICE ASSOCIATES, INC. ("T. Rowe Price"), 100 East Pratt Street, Baltimore, Maryland 21202, is the Adviser to the T. Rowe Price Mid Cap Growth Portfolio of the Trust. T. Rowe Price was founded in 1937. As of December 31, 2007, T. Rowe Price and its affiliates managed approximately $400 billion in assets for individual and institutional investor accounts. T. Rowe Price is a wholly-owned subsidiary of T. Rowe Price Group, Inc., a publicly traded financial services holding company.


  . The investment management decisions for the Portfolio are made by an Investment Advisory Committee. BRIAN W. H. BERGHUIS acts as Chairman of the Committee. The Committee Chairman has day-to-day responsibility for managing the Portfolio and works with the Committee in developing and executing the Portfolio's investment program. Mr. Berghuis has been chairman of the T. Rowe Price Mid-Cap Growth Fund's committee since 1992. He joined T. Rowe Price in 1985 and has been managing investments since 1988.



DISTRIBUTION PLANS

Each Portfolio has adopted for its Class B and Class E shares a plan pursuant to Rule 12b-1 under the 1940 Act (the "Plan") and pursuant to the Plan, entered into a Distribution Agreement with MetLife Investors Distribution Company, located at 5 Park Plaza, Suite 1900, Irvine, California 92614. MetLife Investors Distribution Company is an affiliate of the Manager, and serves as principal underwriter for the Trust. The Plan permits the use of Trust assets to help finance the distribution of the shares of the Portfolios. Under the Plan, the Trust, on behalf of the Portfolios, is permitted to pay to various service providers up to 0.50% for Class B shares and up to 0.25% for Class E shares of the average daily net assets of each Portfolio allocated, as applicable, to Class B and Class E shares as payment for services rendered in connection with the distribution of the shares of the Portfolios. Currently, payments with respect to Class B shares and Class E shares are limited to 0.25% and 0.15%, respectively, of average net assets, which amount may be increased to the full Plan amount by the Trustees of the Trust without shareholder approval. Because these fees are paid out of Trust assets on an on-going basis, over time these costs will increase the cost of your investment and may cost you more than other types of sales charges.

YOUR INVESTMENT

SHAREHOLDER INFORMATION

The separate accounts of MetLife are the record owners of the Portfolios' shares. Any reference to the shareholder in this Prospectus technically refers to those separate accounts and not to you, the Contract owner. The legal rights of you, the Contract owner, are different from the legal rights of the record owner.

However, MetLife is required to solicit instructions from Contract owners when voting on shareholder issues. Any voting by MetLife as shareholder would therefore reflect the actual votes of Contract owners. Neither the Securities and Exchange Commission nor MetLife requires any specific minimum percentage of Contract owners to vote in order for MetLife to echo vote the remaining unvoted votes. MetLife seeks to obtain a reasonable level of turnout given the particular voting trend. MetLife may use various methods of encouraging Contract owners to vote, including additional solicitations. The practice of echo voting means that a minority of Contract owners may, in practice, determine whether an item passes or fails. Please see "Voting Rights" in the prospectus for the Contracts accompanying this Prospectus for more information on your voting rights.

DISCLOSURE OF PORTFOLIO HOLDINGS

Shares of the Trust are offered only to separate accounts of the Insurance Companies. The following information is generally made available on one or more of the Insurance Company websites (including www.metlifeinvestors.com): (i) the ten largest portfolio holdings of each Portfolio; (ii) unless the Adviser has objected, the percentage of the Portfolio's net assets that each of the portfolio holdings represents; and (iii) the percentage of the Portfolio's net assets that these holdings represent in the aggregate. Unless the Adviser has objected, this information is posted on the website as early as on or about the tenth business day following the calendar quarter and no later than on or about the first business day of the second month following the calendar quarter. The Trust may exclude any portion of these holdings from the posting when deemed in the best interest of the Trust. These postings generally remain until replaced by new postings as described above. For these purposes, a Portfolio's ten largest portfolio holdings are not considered to include swaps, futures, or forward currency transactions or transactions transmitted to the Trust's custodian after certain established cut-off times.

A description of the Portfolios' policies and procedures with respect to the disclosure of the Portfolios' portfolio securities is available in the SAI.

DIVIDENDS, DISTRIBUTIONS AND TAXES

DIVIDENDS AND DISTRIBUTIONS

Each Portfolio intends to distribute substantially all of its net investment income, if any. Each Portfolio distributes its dividends from its net investment income to MetLife's separate accounts at least once a year and not to you, the Contract owner. These distributions are in the form of additional shares and not cash. The result is that a Portfolio's investment performance, including the effect of dividends, is reflected in the cash value of the Contracts. Please see the Contract prospectus accompanying this Prospectus for more information.

All net realized long- or short-term capital gains of each Portfolio are also declared once a year and reinvested in the Portfolio.

TAXES

Please see the Contract prospectus accompanying this Prospectus for a discussion of the tax impact on you resulting from the income taxes the separate accounts owe as a result of their ownership of a Portfolio's shares and their receipt of dividends and capital gains.

Each Portfolio expects to qualify and to continue to qualify as a regulated investment company under Subchapter M of the Code. As qualified, a Portfolio is not subject to federal income tax on that part of its taxable income that it distributes to you. Taxable income consists generally of net investment income, and any capital gains. It is each Portfolio's intention to distribute all such income and gains.

Shares of each Portfolio are currently offered only to the separate accounts of MetLife. Separate accounts are insurance company separate accounts that fund life insurance policies and annuity contracts. Under the Code, an insurance company pays no tax with respect to income of a qualifying separate account when the income is properly allocable to the value of eligible variable annuity or variable life insurance contracts. For a discussion of the taxation of life insurance companies and the separate accounts, as well as the tax treatment of the policies and annuity contracts and the holders thereof, see the discussion of federal income tax considerations included in the prospectus for the Contracts.

Section 817(h) of the Code and the regulations thereunder impose "diversification" requirements on the assets underlying a Contract. Each Portfolio intends to maintain diversification which will allow each Contract to satisfy these requirements. These requirements are in addition to the diversification requirements imposed on each Portfolio by Subchapter M and the 1940 Act. Technically, the section 817(h) requirements provide that, with limited exceptions, as of the end of each calendar quarter or within thirty days thereafter no more than 55% of the assets underlying a Contract may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments, and no more than 90% by any four investments. For this purpose, an investment in a Portfolio is treated not as a single investment but as an investment in each asset owned by the Portfolio, so long as shares of the Portfolio are owned only by separate accounts of insurance companies, by qualified pension and retirement plans, and by a limited class of other investors. The Portfolios are and will be so owned. Thus so long as each Portfolio meets the section 817(h) diversification tests, each Contract will also meet those tests. See the prospectus for the Contracts.

The foregoing is only a summary of some of the important federal income tax considerations generally affecting a Portfolio and you; see the SAI for a more detailed discussion. You are urged to consult your tax advisers.

REPORT TO POLICYHOLDERS

The fiscal year of each Portfolio ends on December 31 of each year. The Trust will send to you, at least semi-annually, reports which show the Portfolios' composition and other information. An annual report, with audited information, will be sent to you each year.

SALES AND PURCHASES OF SHARES

The Trust does not sell its shares directly to the public. The Trust continuously sells Class A shares, Class B shares and Class E shares of the Portfolios, as applicable, only to the separate accounts of MetLife to fund Contracts. The Trust could also offer shares to other separate accounts of other insurers if approved by the Board of Trustees.

PURCHASE AND REDEMPTION OF SHARES

MetLife Investors Distribution Company is the principal underwriter and distributor of the Trust's shares. MetLife Investors Distribution Company places orders for the purchase or redemption of shares of each Portfolio based on, among other things, the amount of net Contract premiums or purchase payments transferred to the separate accounts, transfers to or from a separate account investment division and benefit payments to be effected on a given date pursuant to the terms of the Contract. Such orders are effected, without sales charge, at the net asset value per share for each Portfolio determined on that same date. The Trust reserves the right to reject or limit all or part of any purchase or exchange order for any reason.

The Portfolios are available as investment options under a number of different variable insurance products, many of which do not limit the number of transfers among the available underlying funds. A large number of transfers could raise transaction costs for a Portfolio and could require the Adviser to maintain increased cash reserves, which could harm performance in rising markets.

Shares of the Portfolios are sold and redeemed at their net asset value without the imposition of any sales commission or redemption charge. Class A shares are not subject to a Rule 12b-1 fee. Class B and Class E shares are subject to a Rule 12b-1 fee of 0.25% and 0.15%, respectively, of average daily net assets. (However, certain sales or other charges may apply to the Contract, as described in the Contract prospectus.) Under certain circumstances, redemption proceeds may be paid in securities or other property rather than in cash if the Manager determines it is in the best interests of the Trust.

MARKET TIMING

The Trust's Board of Trustees has adopted certain procedures, described below, to discourage certain types of trading in Portfolio shares that may be harmful to long-term investors, specifically (i) trading that is designed to exploit pricing inefficiencies and thereby dilute the returns of long-term investors; or (ii) frequent trading by an investor that generates sufficiently volatile cash flows to be disruptive to a portfolio manager's ability to manage a Portfolio's assets ((i) or (ii), "market timing"). The Trust is not intended for investment by market timers. The Trust does not knowingly accommodate market timing in any Portfolio and, to the Trust's knowledge, there are no arrangements currently in place that are designed to permit any contract owner to engage in market timing. As discussed above, the Trust reserves the right to reject or limit all or part of any purchase or exchange order for any reason.

The Trust requires that the insurance company separate accounts that invest in the Portfolios have in place policies and procedures reasonably designed to detect and deter market timing in the separate accounts by contract owners. In addition, the Manager monitors cash flows of certain Portfolios identified as presenting pricing inefficiencies that could potentially be ex-ploited by market timers, and, with respect to each Portfolio, conducts certain tests to help detect cash outflows or cash flow volatility that may be disruptive to a portfolio manager's ability to manage the Portfolio. If, based on such monitoring, the Manager believes (i) that a Portfolio's cash flows may reflect a pattern of market timing or (ii) that a Portfolio's cash flows may reflect frequent trading that is disruptive to the management of the Portfolio and it is appropriate given the context of the cash flow volatility (e.g., type of Portfolio, amount of assets), the Manager will refer the matter to the appropriate insurance company or companies.

Further, in accordance with Rule 22c-2 under the 1940 Act, the Trust has contracted with insurance separate accounts to enable it to request and receive information regarding transactions in the shares of the Trust's Portfolios and limit transactions that violate the Trust's policies on market timing.

If the Trust finds that any insurance company has in place inadequate policies and procedures, with respect to a particular separate account, to detect and deter market timing in Portfolio shares and there is evidence of market timing in that separate account, the Trust or any of its Portfolios may be discontinued as an investment option of that separate account. In such an event, all contract owners of such separate account would no longer be able to make new investments in the Trust or any of its Portfolios. The Trust reserves the right to modify this policy, including any procedures established from time to time to effectuate this policy, at any time without notice.

LIMITATIONS ON THE TRUST'S ABILITY TO DETECT AND DETER MARKET TIMING

The Portfolios are available as investment options under a number of different variable insurance products. Owners of these variable insurance products transfer value among sub-accounts of the insurance company separate accounts by contacting the insurance companies. The resulting purchases and redemptions of Portfolio shares are made through omnibus accounts of the insurance companies. The right of an owner of such a variable insurance product to transfer among sub-accounts is governed by a contract between the insurance company and such owner. Many of these contracts do not limit the number of transfers among the available underlying funds that a contract owner may make. The terms of these contracts, the presence of financial intermediaries (including the insurance companies) between the Trust and contract owners, the utilization of omnibus accounts by these intermediaries and other factors such as state insurance laws may limit the Trust's ability to detect and deter market timing. Multiple tiers of such financial intermediaries may further compound the Trust's difficulty in detecting and deterring such market timing activities.

RISKS ASSOCIATED WITH MARKET TIMING GENERALLY

While the Trust will try to detect and deter market timing by utilizing the procedures described above, these procedures may not be successful in identifying or deterring market timing. By realizing profits through short-term trading, contract owners that engage in market timing activities may dilute the value of shares held by long-term investors. Cashflow volatility resulting from frequent trading of Portfolio shares, especially involving large dollar amounts, may disrupt a portfolio manager's ability to manage the Portfolio's assets. Frequent trading may be disruptive if it makes it difficult for a Portfolio to implement its long-term investment strategies, for example by causing the Portfolio to maintain a higher level of its assets in cash to accommodate such frequent trading. Frequent trading may also be disruptive if it forces a Portfolio to sell portfolio securities at inopportune times to raise cash to accommodate such trading activity. In addition, frequent trading may cause a Portfolio to incur increased expenses. For example, as a result of such frequent trading, a Portfolio may be forced to liquidate investments and thereby incur increased brokerage costs and realization of taxable capital gains without attaining any investment advantage. All of these factors may adversely affect Portfolio performance.

Associated with an investment in a Portfolio that itself invests in securities that are, for example, thinly traded, traded infrequently, or relatively less liquid is the risk that the current market price for the securities may not accurately reflect current market values. A market timer may seek to engage in strategies designed to take advantage of these pricing differences ("price arbitrage") and thereby dilute the returns of long-term investors. Portfolios that may be adversely affected by price arbitrage include those Portfolios that significantly invest in small cap equity securities and in certain fixed-income securities, such as high yield bonds.

A Portfolio that invests significantly in foreign securities may be particularly susceptible to strategies designed to exploit pricing inefficiencies. This is because foreign securities are typically traded on markets that close well before the time a Portfolio calculates its net asset value (typically at 4:00 p.m. Eastern Time), which gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities. The time zone differences among international stock markets can allow a market timer engaging in certain strategies to exploit differences in Portfolio share prices that are based on closing prices of foreign securities established some time before the Portfolio calculates its own share price (a type of price arbitrage referred to as "time zone arbitrage"). As discussed more fully below, the Trust has procedures, referred to as fair value pricing, that allow the Trust to adjust closing market prices of foreign securities to reflect what is believed to be the fair value of those securities at the time a Portfolio calculates its net asset value. While there is no assurance, the Portfolios expect that the use of fair value pricing will reduce a market timer's ability to engage in time zone arbitrage to the detriment of Portfolio shareholders.

VALUATION OF SHARES

Each Portfolio's net asset value ("NAV") per share is ordinarily determined once daily, as of the close of the regular session of business on the New York Stock Exchange (NYSE) (usually at 4:00 p.m., Eastern Time), on each day the NYSE is open. To the extent that the Portfolio's assets are traded in other markets when the NYSE is closed, the value of the Portfolio's assets may be effected on days when the Trust is not open for business. In addition, trading in some of the Portfolio's assets may not occur when the Trust is open for business.

NAV of a Portfolio share is computed by dividing the value of the net assets of the Portfolio by the total number of shares outstanding in the Portfolio. Share prices for any transaction are those next calculated after receipt of an order.

Except for money market instruments maturing in 60 days or less and foreign securities as discussed below, securities held by the Portfolios are valued at market value. If market values are not readily available, or if available market quotations are not reliable, securities are priced at their fair value as determined by the Valuation Committee of the Trust's Board of Trustees using procedures approved by the Board of Trustees. The Portfolios may use fair value pricing if the value of a security has been materially affected by events occurring before the Portfolio's calculation of NAV but after the close of the primary markets on which the security is traded. The Portfolios may also use fair value pricing if reliable market quotations are unavailable due to infrequent trading or if trading in a particular security was halted during the day and did not resume prior to the Portfolios' calculation of NAV. The use of fair value pricing has the effect of valuing a security based upon the price a Portfolio might reasonably expect to receive if it sold that security but does not guarantee that the security can be sold at the fair value price. Further, because of the inherent uncertainty of fair valuation, a fair valuation price may differ significantly from the value that would have been used had a ready market for the investment existed, and these differences could be material. With respect to any portion of a Portfolio's assets that is invested in other open-end investment companies, that portion of the Portfolio's NAV is calculated based on the NAV of that investment company. The prospectus for the other investment company explains the circumstances and effects of fair value pricing for that investment company.

Each Portfolio has retained a third party pricing service to automatically fair value each of its investments that is traded principally on a foreign exchange or market, subject to adjustment by the Trust's Valuation Committee. The Valuation Committee will regularly monitor and review the services provided by the pricing service to the Portfolios and periodically report to the Board on the pricing services' performance.

Money market instruments maturing in 60 days or less are valued on the amortized cost basis.

FINANCIAL HIGHLIGHTS


The following financial highlights tables are intended to help you understand each Portfolio's Class A shares, Class B shares and Class E shares financial performance for the past 5 years (or for its period of operation in the case of Portfolios that have operated for less than 5 years). Certain information reflects financial results for a single Portfolio share. Total return in each table shows how much an investment in a Portfolio would have increased (or decreased) during each period (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, whose report is included in the Annual Report of each Portfolio, which are available upon request.


  MET/AIM SMALL CAP GROWTH PORTFOLIO

                                                         FOR THE YEARS ENDED DECEMBER 31,
                                                      ---------------------------------------
CLASS A                                               2007(A) 2006(A) 2005(A) 2004(A) 2003(A)
---------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                   $13.53  $13.66  $12.84  $12.03   $8.65
                                                      ------- ------- ------- ------- -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT LOSS                                    (0.06)  (0.08)  (0.07)  (0.09)  (0.08)
NET REALIZED AND UNREALIZED GAINS                        1.60    1.97    1.18    0.90    3.46
                                                      ------- ------- ------- ------- -------
TOTAL FROM INVESTMENT OPERATIONS                         1.54    1.89    1.11    0.81    3.38
                                                      ------- ------- ------- ------- -------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                       --      --      --      --      --
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS          (0.21)  (2.02)  (0.29)      --      --
                                                      ------- ------- ------- ------- -------
TOTAL DISTRIBUTIONS:                                   (0.21)  (2.02)  (0.29)      --      --
                                                      ------- ------- ------- ------- -------
NET ASSET VALUE, END OF PERIOD                         $14.86  $13.53  $13.66  $12.84  $12.03
                                                      ------- ------- ------- ------- -------
TOTAL RETURN                                           11.40%  13.91%   8.59%   6.73%  39.08%
                                                      ------- ------- ------- ------- -------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                $587.1  $329.3  $215.4   $92.5    $6.2
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES**                                              0.92%   0.97%   0.99%   1.03%   1.04%
NET INVESTMENT LOSS                                   (0.42)% (0.58)% (0.53)% (0.74)% (0.78)%
PORTFOLIO TURNOVER RATE                                 33.6%   56.4%   74.8%   94.9%   29.8%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                0.92%   0.98%  0.96%*  1.02%*   1.16%

--------------------------------------------------------------------------------
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
** Prior to 05/01/2003, broker rebates were excluded from the calculation of the expense limitation.
(a) Net investment loss per share was calculated using average shares outstanding.

                                             MET/AIM SMALL CAP GROWTH PORTFOLIO

                                                         FOR THE YEARS ENDED DECEMBER 31,
                                                      ---------------------------------------
CLASS B                                               2007(A) 2006(A) 2005(A) 2004(A) 2003(A)
---------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                   $13.39  $13.51  $12.74  $11.97   $8.62
                                                      ------- ------- ------- ------- -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT LOSS                                    (0.10)  (0.11)  (0.10)  (0.12)  (0.11)
NET REALIZED AND UNREALIZED GAINS                        1.58    2.01    1.16    0.89    3.46
                                                      ------- ------- ------- ------- -------
TOTAL FROM INVESTMENT OPERATIONS                         1.48    1.90    1.06    0.77    3.35
                                                      ------- ------- ------- ------- -------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                       --      --      --      --      --
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS          (0.21)  (2.02)  (0.29)      --      --
                                                      ------- ------- ------- ------- -------
TOTAL DISTRIBUTIONS:                                   (0.21)  (2.02)  (0.29)      --      --
                                                      ------- ------- ------- ------- -------
NET ASSET VALUE, END OF PERIOD                         $14.66  $13.39  $13.51  $12.74  $11.97
                                                      ------- ------- ------- ------- -------
TOTAL RETURN                                           11.07%  14.18%   8.27%   6.43%  38.86%
                                                      ------- ------- ------- ------- -------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                $292.0  $299.7  $297.1  $309.7  $206.3
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES**                                              1.16%   1.21%   1.25%   1.29%   1.30%
NET INVESTMENT LOSS                                   (0.69)% (0.83)% (0.80)% (1.03)% (1.04)%
PORTFOLIO TURNOVER RATE                                 33.6%   56.4%   74.8%   94.9%   29.8%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                1.17%   1.23%  1.20%*  1.23%*   1.36%

--------------------------------------------------------------------------------
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
** Prior to 05/01/2003, broker rebates were excluded from the calculation of the expense limitation.
(a) Net investment loss per share was calculated using average shares outstanding.

  MET/AIM SMALL CAP GROWTH PORTFOLIO

                                                         FOR THE YEARS ENDED DECEMBER 31,
                                                      ---------------------------------------
CLASS E                                               2007(A) 2006(A) 2005(A) 2004(A) 2003(A)
---------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                   $13.50  $13.60  $12.80  $12.01   $8.64
                                                      ------- ------- ------- ------- -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT LOSS                                    (0.09)  (0.10)  (0.09)  (0.11)  (0.10)
NET REALIZED AND UNREALIZED GAINS                        1.60    2.02    1.18    0.90    3.47
                                                      ------- ------- ------- ------- -------
TOTAL FROM INVESTMENT OPERATIONS                         1.51    1.92    1.09    0.79    3.37
                                                      ------- ------- ------- ------- -------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                       --      --      --      --      --
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS          (0.21)  (2.02)  (0.29)      --      --
                                                      ------- ------- ------- ------- -------
TOTAL DISTRIBUTIONS                                    (0.21)  (2.02)  (0.29)      --      --
                                                      ------- ------- ------- ------- -------
NET ASSET VALUE, END OF PERIOD                         $14.80  $13.50  $13.60  $12.80  $12.01
                                                      ------- ------- ------- ------- -------
TOTAL RETURN                                           11.20%  14.25%   8.46%   6.58%  39.00%
                                                      ------- ------- ------- ------- -------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                 $17.9   $15.4   $13.4   $12.4    $8.6
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES**                                              1.07%   1.11%   1.15%   1.18%   1.20%
NET INVESTMENT LOSS                                   (0.58)% (0.73)% (0.70)% (0.93)% (0.94)%
PORTFOLIO TURNOVER RATE                                 33.6%   56.4%   74.8%   94.9%   29.8%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                1.07%   1.13%  1.11%*  1.13%*   1.25%

--------------------------------------------------------------------------------
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
** Prior to 05/01/2003, broker rebates were excluded from the calculation of the expense limitation.
(a) Net investment loss per share was calculated using average shares outstanding.

                                          CLARION GLOBAL REAL ESTATE PORTFOLIO#
                              (FORMERLY NEUBERGER BERMAN REAL ESTATE PORTFOLIO)

                                                                               FOR THE PERIOD FROM
                                                                                   MAY 1, 2004
                                                        FOR THE YEARS ENDED      (COMMENCEMENT OF
                                                            DECEMBER 31,          OPERATIONS) TO
                                                      ------------------------ DECEMBER 31, 2004(A)
CLASS A                                               2007(A)  2006(A) 2005(A) --------------------
-------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                    $18.13 $14.15  $12.47          $10.00
                                                      -------- ------  ------        --------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME:                                    0.22   0.28    0.30            0.55
NET REALIZED AND UNREALIZED GAINS (LOSSES)              (2.59)   4.81    1.40            2.42
                                                      -------- ------  ------        --------
TOTAL FROM INVESTMENT OPERATIONS                        (2.37)   5.09    1.70            2.97
                                                      -------- ------  ------        --------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                    (0.19) (0.19)      --          (0.22)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS           (1.49) (0.92)  (0.02)          (0.28)
                                                      -------- ------  ------        --------
TOTAL DISTRIBUTIONS                                     (1.68) (1.11)  (0.02)          (0.50)
                                                      -------- ------  ------        --------
NET ASSET VALUE, END OF PERIOD                          $14.08 $18.13  $14.15          $12.47
                                                      -------- ------  ------        --------
TOTAL RETURN                                          (14.79)% 37.90%  13.61%        29.73%++
                                                      -------- ------  ------        --------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                 $711.9 $627.5  $204.1           $77.1
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                 0.62%  0.66%   0.69%          0.84%+
NET INVESTMENT INCOME                                    1.35%  1.74%   2.27%          6.76%+
PORTFOLIO TURNOVER RATE                                 110.0%  73.0%   13.5%         52.3%++
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                 0.65%  0.70%   0.70%          0.84%+

--------------------------------------------------------------------------------
# Effective April 28, 2008, the Portfolio changed its name to Clarion Global Real Estate Portfolio and ING Clarion Real Estate Securities L.P. became the Portfolio's Adviser.
+  Annualized
++ Non-annualized
(a) Net Investment income per share was calculated using average shares outstanding.

  CLARION GLOBAL REAL ESTATE PORTFOLIO#
(FORMERLY NEUBERGER BERMAN REAL ESTATE PORTFOLIO)

                                                                               FOR THE PERIOD FROM
                                                                                   MAY 1, 2004
                                                        FOR THE YEARS ENDED      (COMMENCEMENT OF
                                                            DECEMBER 31,          OPERATIONS) TO
                                                      ------------------------ DECEMBER 31, 2004(A)
CLASS B                                               2007(A)  2006(A) 2005(A) --------------------
-------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                    $18.06 $14.11  $12.47          $10.00
                                                      -------- ------  ------        --------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME:                                    0.21   0.23    0.26            0.26
NET REALIZED AND UNREALIZED GAINS (LOSSES)              (2.62)   4.81    1.40            2.69
                                                      -------- ------  ------        --------
TOTAL FROM INVESTMENT OPERATIONS                        (2.41)   5.04    1.66            2.95
                                                      -------- ------  ------        --------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                    (0.15) (0.17)      --          (0.20)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS           (1.49) (0.92)  (0.02)          (0.28)
                                                      -------- ------  ------        --------
TOTAL DISTRIBUTIONS                                     (1.64) (1.09)  (0.02)          (0.48)
                                                      -------- ------  ------        --------
NET ASSET VALUE, END OF PERIOD                          $14.01 $18.06  $14.11          $12.47
                                                      -------- ------  ------        --------
TOTAL RETURN                                          (15.01)% 37.58%  13.29%        29.55%++
                                                      -------- ------  ------        --------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                 $484.8 $623.4  $316.4          $167.2
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                 0.87%  0.92%   0.94%          0.98%+
NET INVESTMENT INCOME                                    1.30%  1.43%   2.00%          3.45%+
PORTFOLIO TURNOVER RATE                                 110.0%  73.0%   13.5%         52.3%++
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                 0.90%  0.95%   0.95%          0.98%+

--------------------------------------------------------------------------------
# Effective April 28, 2008, the Portfolio changed its name to Clarion Global Real Estate Portfolio and ING Clarion Real Estate Securities L.P. became the Portfolio's Adviser.
+  Annualized
++ Non-annualized
(a) Net Investment income per share was calculated using average shares outstanding.

                                          CLARION GLOBAL REAL ESTATE PORTFOLIO#

                              (FORMERLY NEUBERGER BERMAN REAL ESTATE PORTFOLIO)


                                                                                       FOR THE PERIOD FROM
                                                                                           MAY 1, 2004
                                                                                         (COMMENCEMENT OF
                                                      FOR THE YEARS ENDED DECEMBER 31,    OPERATIONS) TO
                                                      -------------------------------- DECEMBER 31, 2004(A)
CLASS E                                               2007(A)     2006(A)    2005(A)   --------------------
---------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                    $18.08    $14.13     $12.47            $10.00
                                                       --------   ------     ------          --------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME:                                    0.26      0.25       0.28              0.33
NET REALIZED AND UNREALIZED GAINS (LOSSES)              (2.64)      4.80       1.40              2.64
                                                       --------   ------     ------          --------
TOTAL FROM INVESTMENT OPERATIONS                        (2.38)      5.05       1.68              2.97
                                                       --------   ------     ------          --------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                    (0.17)    (0.18)         --            (0.22)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS           (1.49)    (0.92)     (0.02)            (0.28)
                                                       --------   ------     ------          --------
TOTAL DISTRIBUTIONS                                     (1.66)    (1.10)     (0.02)            (0.50)
                                                       --------   ------     ------          --------
NET ASSET VALUE, END OF PERIOD                          $14.04    $18.08     $14.13            $12.47
                                                       --------   ------     ------          --------
TOTAL RETURN                                          (14.86)%    37.62%     13.45%          29.69%++
                                                       --------   ------     ------          --------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                  $72.7    $119.2      $51.3             $20.9
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                 0.76%     0.82%      0.84%            0.91%+
NET INVESTMENT INCOME                                    1.54%     1.55%      2.14%            4.19%+
PORTFOLIO TURNOVER RATE                                 110.0%     73.0%      13.5%           52.3%++
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                 0.80%     0.85%      0.84%            0.91%+

--------------------------------------------------------------------------------
# Effective April 28, 2008, the Portfolio changed its name to Clarion Global Real Estate Portfolio and ING Clarion Real Estate Securities L.P. became the Portfolio's Adviser.
+  Annualized
++ Non-annualized
(a) Net Investment income per share was calculated using average shares outstanding.

  HARRIS OAKMARK INTERNATIONAL PORTFOLIO

                                                           FOR THE YEARS ENDED DECEMBER 31,
                                                      -------------------------------------------
CLASS A                                               2007(A)  2006(A)  2005(A)  2004(A)  2003(A)
-------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                    $19.03   $16.23 $14.36     $11.89  $8.89
                                                      -------- -------- ------  --------- ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                     0.33     0.31   0.21       0.04   0.08
NET REALIZED AND UNREALIZED GAINS (LOSSES)              (0.35)     4.20   1.87       2.43   3.06
                                                      -------- -------- ------  --------- ------
TOTAL FROM INVESTMENT OPERATIONS                        (0.02)     4.51   2.08       2.47   3.14
                                                      -------- -------- ------  --------- ------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                    (0.18)   (0.49) (0.02)  (0.00)(b) (0.11)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS           (1.56)   (1.22) (0.19)         -- (0.03)
                                                      -------- -------- ------  --------- ------
TOTAL DISTRIBUTIONS                                     (1.74)   (1.71) (0.21)  (0.00)(b) (0.14)
                                                      -------- -------- ------  --------- ------
NET ASSET VALUE, END OF PERIOD                          $17.27   $19.03 $16.23     $14.36 $11.89
                                                      -------- -------- ------  --------- ------
TOTAL RETURN                                           (0.86)%   29.20% 14.48%     20.80% 35.36%
                                                      -------- -------- ------  --------- ------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)               $1,458.3 $1,037.0 $644.5     $276.4   $8.4
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES**                                               0.86%    0.97%  0.94%      1.04%  1.16%
NET INVESTMENT INCOME                                    1.76%    1.77%  1.37%      0.32%  0.80%
PORTFOLIO TURNOVER RATE                                  49.6%    45.9%  11.5%      11.3%  22.1%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                 0.86%    0.98%  0.96%     1.03%* 1.21%*
RATIO OF EXPENSES TO AVERAGE NET ASSETS AFTER BROKER
REBATES**:                                                 N/A      N/A    N/A        N/A  1.15%

--------------------------------------------------------------------------------
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
** Prior to 05/01/2003, broker rebates were excluded from the calculation of the expense limitation.
N/A Not applicable
(a) Net investment income per share was calculated using average shares outstanding.
(b) Rounds to less than $0.005 per share.

                                         HARRIS OAKMARK INTERNATIONAL PORTFOLIO

                                                         FOR THE YEARS ENDED DECEMBER 31,
                                                      ---------------------------------------
CLASS B                                               2007(A) 2006(A) 2005(A) 2004(A) 2003(A)
---------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                   $18.87 $16.11  $14.27  $11.84   $8.87
                                                      ------- ------  ------  ------  ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                    0.30   0.26    0.17    0.16    0.02
NET REALIZED AND UNREALIZED GAINS (LOSSES)             (0.36)   4.17    1.86    2.27    3.08
                                                      ------- ------  ------  ------  ------
TOTAL FROM INVESTMENT OPERATIONS                       (0.06)   4.43    2.03    2.43    3.10
                                                      ------- ------  ------  ------  ------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                   (0.16) (0.45)      --      --  (0.10)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS          (1.56) (1.22)  (0.19)      --  (0.03)
                                                      ------- ------  ------  ------  ------
TOTAL DISTRIBUTIONS                                    (1.72) (1.67)  (0.19)      --  (0.13)
                                                      ------- ------  ------  ------  ------
NET ASSET VALUE, END OF PERIOD                         $17.09 $18.87  $16.11  $14.27  $11.84
                                                      ------- ------  ------  ------  ------
TOTAL RETURN                                          (1.12)% 28.85%  14.24%  20.52%  34.96%
                                                      ------- ------  ------  ------  ------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                $862.6 $856.2  $554.3  $483.9  $288.0
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES**                                              1.10%  1.22%   1.19%   1.23%   1.43%
NET INVESTMENT INCOME                                   1.60%  1.49%   1.11%   1.27%   0.17%
PORTFOLIO TURNOVER RATE                                 49.6%  45.9%   11.5%   11.3%   22.1%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                1.10%  1.23%   1.20%  1.22%*  1.33%*
RATIO OF EXPENSES TO AVERAGE NET ASSETS AFTER BROKER
REBATES:**                                                N/A    N/A     N/A     N/A   1.43%

--------------------------------------------------------------------------------
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
** Prior to 05/01/2003, broker rebates were excluded from the calculation of the expense limitation.
N/A Not applicable
(a) Net investment income per share was calculated using average shares outstanding.

  HARRIS OAKMARK INTERNATIONAL PORTFOLIO

                                                          FOR THE YEARS ENDED DECEMBER 31,
                                                      -----------------------------------------
CLASS E                                               2007(A) 2006(A) 2005(A)  2004(A)  2003(A)
-----------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                   $18.91 $16.14  $14.30     $11.85  $8.87
                                                      ------- ------  ------  --------- ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                    0.33   0.27    0.19       0.17   0.03
NET REALIZED AND UNREALIZED GAINS (LOSSES)             (0.37)   4.18    1.85       2.28   3.08
                                                      ------- ------  ------  --------- ------
TOTAL FROM INVESTMENT OPERATIONS                       (0.04)   4.45    2.04       2.45   3.11
                                                      ------- ------  ------  --------- ------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                   (0.17) (0.46)  (0.01)  (0.00)(b) (0.10)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS          (1.56) (1.22)  (0.19)         -- (0.03)
                                                      ------- ------  ------  --------- ------
TOTAL DISTRIBUTIONS                                    (1.73) (1.68)  (0.20)  (0.00)(b) (0.13)
                                                      ------- ------  ------  --------- ------
NET ASSET VALUE, END OF PERIOD                         $17.14 $18.91  $16.14     $14.30 $11.85
                                                      ------- ------  ------  --------- ------
TOTAL RETURN                                          (1.00)% 28.98%  14.27%     20.69% 35.14%
                                                      ------- ------  ------  --------- ------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                $198.8 $221.0  $130.4      $75.5  $23.6
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES**                                              1.00%  1.13%   1.09%      1.14%  1.33%
NET INVESTMENT INCOME                                   1.75%  1.54%   1.25%      1.31%  0.24%
PORTFOLIO TURNOVER RATE                                 49.6%  45.9%   11.5%      11.3%  22.1%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                1.00%  1.13%   1.10%     1.12%* 1.24%*
RATIO OF EXPENSES TO AVERAGE NET ASSETS AFTER BROKER
REBATES**:                                                N/A    N/A     N/A        N/A  1.33%

--------------------------------------------------------------------------------
* Excludes effect of deferred expense reimbursement by the Portfolio Manager. ** Prior to 05/01/2003, broker rebates were excluded from the calculation of the expense limitation.
N/A Not applicable

(a) Net investment income per share was calculated using average shares outstanding.

(b) Rounds to less than $0.005 per share.

                                                       LAZARD MID CAP PORTFOLIO

                                                         FOR THE YEARS ENDED DECEMBER 31,
                                                      ---------------------------------------
CLASS A                                               2007(A) 2006(A) 2005(A) 2004(A) 2003(A)
---------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                   $13.74 $13.65  $14.13  $12.33   $9.85
                                                      ------- ------  ------  ------  ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                    0.13   0.10    0.04    0.08    0.01
NET REALIZED AND UNREALIZED GAINS (LOSSES)             (0.33)   1.75    1.16    1.72    2.58
                                                      ------- ------  ------  ------  ------
TOTAL FROM INVESTMENT OPERATIONS                       (0.20)   1.85    1.20    1.80    2.59
                                                      ------- ------  ------  ------  ------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                   (0.09) (0.08)  (0.06)      --  (0.01)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS          (1.28) (1.68)  (1.62)      --  (0.10)
                                                      ------- ------  ------  ------  ------
TOTAL DISTRIBUTIONS                                    (1.37) (1.76)  (1.68)      --  (0.11)
                                                      ------- ------  ------  ------  ------
NET ASSET VALUE, END OF PERIOD                         $12.17 $13.74  $13.65  $14.13  $12.33
                                                      ------- ------  ------  ------  ------
TOTAL RETURN                                          (2.47)% 14.87%   8.40%  14.60%  26.42%
                                                      ------- ------  ------  ------  ------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                $550.8 $312.2   $89.0   $58.8    $4.5
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES**                                              0.75%  0.77%   0.79%   0.85%   0.93%
NET INVESTMENT INCOME                                   0.96%  0.76%   0.63%   0.59%   0.10%
PORTFOLIO TURNOVER RATE                                 89.9%  65.4%  170.0%   90.7%   36.2%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                0.76%  0.80%   0.82%  0.83%*  0.96%*
RATIO OF EXPENSES TO AVERAGE NET ASSETS AFTER BROKER
REBATES**:                                                N/A    N/A     N/A     N/A   0.92%

--------------------------------------------------------------------------------
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
** Prior to 05/01/2003, broker rebates were excluded from the calculation of the expense limitation.
N/A Not applicable
(a) Net investment income per share was calculated using average shares outstanding.

  LAZARD MID CAP PORTFOLIO

                                                          FOR THE YEARS ENDED DECEMBER 31,
                                                      -----------------------------------------
CLASS B                                               2007(A) 2006(A) 2005(A) 2004(A)  2003(A)
-----------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                   $13.65 $13.57  $14.05  $12.29      $9.83
                                                      ------- ------  ------  ------  ---------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME (LOSS)                             0.09   0.06    0.05    0.02     (0.01)
NET REALIZED AND UNREALIZED GAINS (LOSSES)             (0.31)   1.74    1.10    1.74       2.57
                                                      ------- ------  ------  ------  ---------
TOTAL FROM INVESTMENT OPERATIONS                       (0.22)   1.80    1.15    1.76       2.56
                                                      ------- ------  ------  ------  ---------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                   (0.05) (0.04)  (0.01)      --  (0.00)(b)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS          (1.28) (1.68)  (1.62)      --     (0.10)
                                                      ------- ------  ------  ------  ---------
TOTAL DISTRIBUTIONS                                    (1.33) (1.72)  (1.63)      --     (0.10)
                                                      ------- ------  ------  ------  ---------
NET ASSET VALUE, END OF PERIOD                         $12.10 $13.65  $13.57  $14.05     $12.29
                                                      ------- ------  ------  ------  ---------
TOTAL RETURN                                          (2.71)% 14.67%   8.06%  14.32%     26.03%
                                                      ------- ------  ------  ------  ---------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                $243.6 $216.8  $200.4  $211.0     $211.8
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES**                                              0.99%  1.02%   1.03%   1.08%      1.19%
NET INVESTMENT INCOME (LOSS)                            0.67%  0.48%   0.38%   0.16%    (0.08)%
PORTFOLIO TURNOVER RATE                                 89.9%  65.4%  170.0%   90.7%      36.2%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                1.00%  1.05%   1.07%  1.03%*     1.15%*
RATIO OF EXPENSES TO AVERAGE NET ASSETS AFTER BROKER
REBATES**:                                                N/A    N/A     N/A     N/A      1.19%

--------------------------------------------------------------------------------
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
** Prior to 05/01/2003, broker rebates were excluded from the calculation of the expense limitation.
N/A Not applicable
(a) Net investment income (loss) per share was calculated using average shares outstanding.
(b) Rounds to less than $0.005 per share.

                                                       LAZARD MID CAP PORTFOLIO

                                                          FOR THE YEARS ENDED DECEMBER 31,
                                                      -----------------------------------------
CLASS E                                               2007(A) 2006(A) 2005(A) 2004(A)  2003(A)
-----------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                   $13.69 $13.61  $14.10  $12.32      $9.84
                                                      ------- ------  ------  ------  ---------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                    0.10   0.08    0.07    0.04    0.00(b)
NET REALIZED AND UNREALIZED GAINS (LOSSES)             (0.31)   1.74    1.10    1.74       2.58
                                                      ------- ------  ------  ------  ---------
TOTAL FROM INVESTMENT OPERATIONS                       (0.21)   1.82    1.17    1.78       2.58
                                                      ------- ------  ------  ------  ---------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                   (0.07) (0.06)  (0.04)      --  (0.00)(b)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS          (1.28) (1.68)  (1.62)      --     (0.10)
                                                      ------- ------  ------  ------  ---------
TOTAL DISTRIBUTIONS                                    (1.35) (1.74)  (1.66)      --     (0.10)
                                                      ------- ------  ------  ------  ---------
NET ASSET VALUE, END OF PERIOD                         $12.13 $13.69  $13.61  $14.10     $12.32
                                                      ------- ------  ------  ------  ---------
TOTAL RETURN                                          (2.64)% 14.74%   8.23%  14.45%     26.35%
                                                      ------- ------  ------  ------  ---------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                 $38.2  $36.0   $32.6   $30.5      $19.8
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES**                                              0.89%  0.93%   0.93%   0.98%      1.09%
NET INVESTMENT INCOME                                   0.76%  0.58%   0.49%   0.29%      0.02%
PORTFOLIO TURNOVER RATE                                 89.9%  65.4%  170.0%   90.7%      36.2%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                0.90%  0.95%   0.97%  0.94%*     1.07%*
RATIO OF EXPENSES TO AVERAGE NET ASSETS AFTER BROKER
REBATES**:                                                N/A    N/A     N/A     N/A      1.08%

--------------------------------------------------------------------------------
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
** Prior to 05/01/2003, broker rebates were excluded from the calculation of the expense limitation.
N/A Not applicable.
(a) Net investment income per share was calculated using average shares outstanding.
(b) Rounds to less than $0.005 per share.

  LEGG MASON PARTNERS AGGRESSIVE GROWTH PORTFOLIO

                                                          FOR THE YEARS ENDED DECEMBER 31,
                                                      ----------------------------------------
CLASS A                                               2007(A) 2006(A) 2005(A)  2004(A) 2003(A)
----------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                   $8.09    $8.70    $7.65  $7.03    $5.37
                                                      ------  ------- -------- ------  -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME (LOSS)                            0.01     0.03  0.00(b)   0.01   (0.01)
NET REALIZED AND UNREALIZED GAINS (LOSSES)              0.22   (0.14)     1.06   0.61     1.67
                                                      ------  ------- -------- ------  -------
TOTAL FROM INVESTMENT OPERATIONS                        0.23   (0.11)     1.06   0.62     1.66
                                                      ------  ------- -------- ------  -------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                  (0.02)       --       --     --       --
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS         (0.76)   (0.50)   (0.01)     --       --
                                                      ------  ------- -------- ------  -------
TOTAL DISTRIBUTIONS                                   (0.78)   (0.50)   (0.01)     --       --
                                                      ------  ------- -------- ------  -------
NET ASSET VALUE, END OF PERIOD                         $7.54    $8.09    $8.70  $7.65    $7.03
                                                      ------  ------- -------- ------  -------
TOTAL RETURN                                           2.60%  (1.60)%   13.84%  8.82%   30.91%
                                                      ------  ------- -------- ------  -------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)               $874.6   $607.7   $500.4 $250.8    $19.9
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES**                                             0.67%    0.73%    0.72%  0.90%    0.89%
NET INVESTMENT INCOME (LOSS)                           0.07%    0.33% 0.00%(b)  0.15%  (0.09)%
PORTFOLIO TURNOVER RATE                                 0.7%   190.3%   121.0% 104.7%    91.5%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
RATES:                                                 0.67%    0.75%   0.72%* 0.85%*   0.90%*
RATIO OF EXPENSES TO AVERAGE NET ASSETS AFTER BROKER
REBATES**:                                             0.67%    0.73%      N/A    N/A    0.89%

--------------------------------------------------------------------------------
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
** Prior to 05/01/2003, broker rebates were excluded from the calculation of the expense limitation.
N/A Not applicable
(a) Net investment income (loss) per share was calculated using average shares outstanding.
(b) Rounds to less than $0.005 per share.

                                LEGG MASON PARTNERS AGGRESSIVE GROWTH PORTFOLIO

                                                         FOR THE YEARS ENDED DECEMBER 31,
                                                      ---------------------------------------
CLASS B                                               2007(A) 2006(A) 2005(A) 2004(A) 2003(A)
---------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                    $7.98   $8.60   $7.58   $6.99   $5.34
                                                      ------- ------- ------- ------- -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME (LOSS)                           (0.01)    0.01  (0.02)  (0.01)  (0.02)
NET REALIZED AND UNREALIZED GAINS (LOSSES)               0.21  (0.13)    1.05    0.60    1.67
                                                      ------- ------- ------- ------- -------
TOTAL FROM INVESTMENT OPERATIONS                         0.20  (0.12)    1.03    0.59    1.65
                                                      ------- ------- ------- ------- -------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                       --      --      --      --      --
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS          (0.76)  (0.50)  (0.01)      --      --
                                                      ------- ------- ------- ------- -------
TOTAL DISTRIBUTIONS                                    (0.76)  (0.50)  (0.01)      --      --
                                                      ------- ------- ------- ------- -------
NET ASSET VALUE, END OF PERIOD                          $7.42   $7.98   $8.60   $7.58   $6.99
                                                      ------- ------- ------- ------- -------
TOTAL RETURN                                            2.27% (1.74)%  13.58%   8.44%  30.90%
                                                      ------- ------- ------- ------- -------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                $222.3  $254.0  $277.8  $339.5  $252.6
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES**                                              0.92%   0.98%   0.97%   1.15%   1.14%
NET INVESTMENT INCOME (LOSS)                          (0.18)%   0.10% (0.25)% (0.11)% (0.37)%
PORTFOLIO TURNOVER RATE                                  0.7%  190.3%  121.0%  104.7%   91.5%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                0.92%   1.00%  0.97%*  1.08%*  1.18%*
RATIO OF EXPENSES TO AVERAGE NET ASSETS AFTER BROKER
REBATES**:                                              0.92%   0.98%     N/A     N/A   1.13%

--------------------------------------------------------------------------------
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
** Prior to 05/01/2003, broker rebates were excluded from the calculation of the expense limitation.
N/A Not applicable
(a) Net investment income (loss) per share was calculated using average shares outstanding.

  LEGG MASON PARTNERS AGGRESSIVE GROWTH PORTFOLIO

                                                                             FOR THE PERIOD FROM
                                                                                APRIL 17, 2003
                                                                               (COMMENCEMENT OF
                                           FOR THE YEARS ENDED DECEMBER 31,     OPERATIONS) TO
                                           --------------------------------- DECEMBER 31, 2003(A)
CLASS E                                     2007(A)  2006(A) 2005(A) 2004(A) --------------------
-----------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD           $8.01   $8.62   $7.59   $6.99          $5.65
                                           --------- ------- ------- -------       --------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME (LOSS)                  (0.01)    0.02  (0.01) 0.00(b)         (0.01)
NET REALIZED AND UNREALIZED GAINS (LOSSES)      0.21  (0.13)    1.05    0.60           1.35
                                           --------- ------- ------- -------       --------
TOTAL FROM INVESTMENT OPERATIONS                0.20  (0.11)    1.04    0.60           1.34
                                           --------- ------- ------- -------       --------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME       (0.00)(b)      --      --      --             --
DISTRIBUTIONS FROM NET REALIZED CAPITAL       (0.76)  (0.50)  (0.01)      --             --
GAINS                                      --------- ------- ------- -------       --------
TOTAL DISTRIBUTIONS                           (0.76)  (0.50)  (0.01)      --             --
                                           --------- ------- ------- -------       --------
NET ASSET VALUE, END OF PERIOD                 $7.45   $8.01   $8.62   $7.59          $6.99
                                           --------- ------- ------- -------       --------
TOTAL RETURN                                   2.32% (1.61)%  13.69%   8.58%        23.72%+
                                           --------- ------- ------- -------       --------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)         $4.6    $5.9    $6.4    $5.5           $4.1
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES**                                     0.82%   0.88%   0.87%   1.05%         1.10%++
NET INVESTMENT INCOME (LOSS)                 (0.08)%   0.20% (0.15)% (0.05)%       (0.26)%++
PORTFOLIO TURNOVER RATE                         0.7%  190.3%  121.0%  104.7%          91.5%+
(1) RATIO OF OPERATING EXPENSES TO AVERAGE
NET ASSETS BEFORE REIMBURSEMENT BY THE
MANAGER AND BROKER REBATES:                    0.82%   0.90%  0.87%*  0.98%*        1.04%++*
RATIO OF EXPENSES TO AVERAGE NET ASSETS
AFTER BROKER REBATES**:                        0.82%   0.88%     N/A     N/A         1.05%++

--------------------------------------------------------------------------------
+  Non-annualized
++ Annualized
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
** Prior to 05/01/2003, broker rebates were excluded from the calculation of the expense limitation.
N/A Not applicable
(a) Net investment income (loss) per share was calculated using average shares outstanding.
(b) Rounds to less than $0.005 per share.

                                           LORD ABBETT BOND DEBENTURE PORTFOLIO


                                                          FOR THE YEARS ENDED DECEMBER 31,
                                                      -----------------------------------------
CLASS A                                               2007(A)  2006(A)  2005(A) 2004(A) 2003(A)
-----------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                    $12.51   $12.28 $12.63  $12.04  $10.24
                                                      -------- -------- ------  ------  ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                     0.77     0.71   0.75    0.70    0.73
NET REALIZED AND UNREALIZED GAINS (LOSSES)                0.07     0.39 (0.52)    0.31    1.27
                                                      -------- -------- ------  ------  ------
TOTAL FROM INVESTMENT OPERATIONS                          0.84     1.10   0.23    1.01    2.00
                                                      -------- -------- ------  ------  ------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                    (0.70)   (0.87) (0.58)  (0.42)  (0.20)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS           (0.02)       --     --      --      --
                                                      -------- -------- ------  ------  ------
TOTAL DISTRIBUTIONS                                     (0.72)   (0.87) (0.58)  (0.42)  (0.20)
                                                      -------- -------- ------  ------  ------
NET ASSET VALUE, END OF PERIOD                          $12.63   $12.51 $12.28  $12.63  $12.04
                                                      -------- -------- ------  ------  ------
TOTAL RETURN                                             6.85%    9.35%  1.81%   8.43%  19.52%
                                                      -------- -------- ------  ------  ------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)               $1,228.9 $1,059.0 $856.4  $520.3  $234.6
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES**                                               0.53%    0.56%  0.56%   0.63%   0.70%
NET INVESTMENT INCOME                                    6.11%    5.85%  5.92%   5.65%   6.52%
PORTFOLIO TURNOVER RATE                                  36.0%    36.7%  42.1%   39.8%   36.9%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY MANAGER AND BROKER REBATES:     0.54%*      N/A    N/A     N/A  0.67%*

--------------------------------------------------------------------------------
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
** Prior to 05/01/2003, broker rebates were excluded from the calculation of the expense limitation.
N/A Not applicable
(a) Net investment income per share was calculated using average shares outstanding.

  LORD ABBETT BOND DEBENTURE PORTFOLIO


                                                         FOR THE YEARS ENDED DECEMBER 31,
                                                      ---------------------------------------
CLASS B                                               2007(A) 2006(A) 2005(A) 2004(A) 2003(A)
---------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                  $12.43  $12.19  $12.54  $11.97  $10.21
                                                      ------  ------  ------  ------  ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                   0.73    0.67    0.71    0.69    0.69
NET REALIZED AND UNREALIZED GAINS (LOSSES)              0.07    0.40  (0.52)    0.29    1.46
                                                      ------  ------  ------  ------  ------
TOTAL FROM INVESTMENT OPERATIONS                        0.80    1.07    0.19    0.98    2.15
                                                      ------  ------  ------  ------  ------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                  (0.67)  (0.83)  (0.54)  (0.41)  (0.20)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS         (0.02)      --      --      --  (0.19)
                                                      ------  ------  ------  ------  ------
TOTAL DISTRIBUTIONS                                   (0.69)  (0.83)  (0.54)  (0.41)  (0.39)
                                                      ------  ------  ------  ------  ------
NET ASSET VALUE, END OF PERIOD                        $12.54  $12.43  $12.19  $12.54  $11.97
                                                      ------  ------  ------  ------  ------
TOTAL RETURN                                           6.55%   9.15%   1.49%   8.17%  19.15%
                                                      ------  ------  ------  ------  ------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)               $800.6  $765.9  $704.5  $776.0  $758.2
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES**                                             0.78%   0.81%   0.81%   0.88%   0.96%
NET INVESTMENT INCOME                                  5.85%   5.59%   5.65%   5.61%   6.11%
PORTFOLIO TURNOVER RATE                                36.0%   36.7%   42.1%   39.8%   36.9%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                              0.78%*     N/A     N/A     N/A  0.91%*

--------------------------------------------------------------------------------
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
** Prior to 05/01/2003, broker rebates were excluded from the calculation of the expense limitation.
N/A Not applicable
(a) Net investment income per share was calculated using average shares outstanding.

                                           LORD ABBETT BOND DEBENTURE PORTFOLIO


                                                         FOR THE YEARS ENDED DECEMBER 31,
                                                      ---------------------------------------
CLASS E                                               2007(A) 2006(A) 2005(A) 2004(A) 2003(A)
---------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                  $12.44  $12.21  $12.57  $12.00  $10.22
                                                      ------  ------  ------  ------  ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                   0.74    0.69    0.72    0.70    0.70
NET REALIZED AND UNREALIZED GAINS (LOSSES)              0.08    0.38  (0.52)    0.29    1.28
                                                      ------  ------  ------  ------  ------
TOTAL FROM INVESTMENT OPERATIONS                        0.82    1.07    0.20    0.99    1.98
                                                      ------  ------  ------  ------  ------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                  (0.68)  (0.84)  (0.56)  (0.42)  (0.20)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS         (0.02)      --      --      --      --
                                                      ------  ------  ------  ------  ------
TOTAL DISTRIBUTIONS                                   (0.70)  (0.84)  (0.56)  (0.42)  (0.20)
                                                      ------  ------  ------  ------  ------
NET ASSET VALUE, END OF PERIOD                        $12.56  $12.44  $12.21  $12.57  $12.00
                                                      ------  ------  ------  ------  ------
TOTAL RETURN                                           6.73%   9.18%   1.60%   8.24%  19.35%
                                                      ------  ------  ------  ------  ------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                $37.8   $37.1   $35.1   $35.2   $22.8
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES**                                             0.68%   0.71%   0.71%   0.78%   0.86%
NET INVESTMENT INCOME                                  5.95%   5.69%   5.76%   5.67%   6.10%
PORTFOLIO TURNOVER RATE                                36.0%   36.7%   42.1%   39.8%   36.9%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                              0.68%*     N/A     N/A     N/A  0.81%*

--------------------------------------------------------------------------------
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
** Prior to 05/01/2003, broker rebates were excluded from the calculation of the expense limitation.
N/A Not applicable.
(a) Net investment income per share was calculated using average shares outstanding.

  LORD ABBETT GROWTH AND INCOME PORTFOLIO

                                                            FOR THE YEARS ENDED DECEMBER 31,
                                                      --------------------------------------------
CLASS A                                               2007(A)  2006(A)  2005(A)  2004(A)  2003(A)
--------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                    $29.36   $27.59   $27.44   $24.41   $18.86
                                                      -------- -------- -------- -------- --------
INCOME FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                     0.45     0.46     0.40     0.33     0.23
NET REALIZED AND UNREALIZED GAINS                         0.73     4.22     0.61     2.82     5.56
                                                      -------- -------- -------- -------- --------
TOTAL FROM INVESTMENT OPERATIONS                          1.18     4.68     1.01     3.15     5.79
                                                      -------- -------- -------- -------- --------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                    (0.31)   (0.54)   (0.31)   (0.12)   (0.24)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS           (1.34)   (2.37)   (0.55)       --       --
                                                      -------- -------- -------- -------- --------
TOTAL DISTRIBUTIONS                                     (1.65)   (2.91)   (0.86)   (0.12)   (0.24)
                                                      -------- -------- -------- -------- --------
NET ASSET VALUE, END OF PERIOD                          $28.89   $29.36   $27.59   $27.44   $24.41
                                                      -------- -------- -------- -------- --------
TOTAL RETURN                                             4.01%   18.03%    3.68%   12.92%   31.06%
                                                      -------- -------- -------- -------- --------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)               $2,608.8 $2,172.1 $1,985.7 $1,867.5 $1,167.7
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES**                                               0.51%    0.54%    0.53%    0.57%    0.62%
NET INVESTMENT INCOME                                    1.55%    1.64%    1.46%    1.30%    1.13%
PORTFOLIO TURNOVER RATE                                  84.1%    50.2%    45.9%    29.7%    37.0%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                 0.52%    0.54%   0.55%*   0.56%*   0.62%*
RATIO OF EXPENSES TO AVERAGE NET ASSETS AFTER BROKER
REBATES**:                                                 N/A      N/A      N/A      N/A    0.61%

--------------------------------------------------------------------------------
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
** Prior to 05/01/2003, broker rebates were excluded from the calculation of the expense limitation.
N/A Not applicable
(a) Net investment income per share was calculated using average shares outstanding.

                                        LORD ABBETT GROWTH AND INCOME PORTFOLIO

                                                            FOR THE YEARS ENDED DECEMBER 31,
                                                      --------------------------------------------
CLASS B                                               2007(A)  2006(A)  2005(A)  2004(A)  2003(A)
--------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                    $29.20   $27.43   $27.27   $24.29   $18.78
                                                      -------- -------- -------- -------- --------
INCOME FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                     0.38     0.39     0.33     0.27     0.18
NET REALIZED AND UNREALIZED GAINS                         0.71     4.20     0.61     2.80     5.54
                                                      -------- -------- -------- -------- --------
TOTAL FROM INVESTMENT OPERATIONS                          1.09     4.59     0.94     3.07     5.72
                                                      -------- -------- -------- -------- --------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                    (0.26)   (0.45)   (0.23)   (0.09)   (0.21)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS           (1.34)   (2.37)   (0.55)       --       --
                                                      -------- -------- -------- -------- --------
TOTAL DISTRIBUTIONS                                     (1.60)   (2.82)   (0.78)   (0.09)   (0.21)
                                                      -------- -------- -------- -------- --------
NET ASSET VALUE, END OF PERIOD                          $28.69   $29.20   $27.43   $27.27   $24.29
                                                      -------- -------- -------- -------- --------
TOTAL RETURN                                             3.72%   17.78%    3.39%   12.65%   30.73%
                                                      -------- -------- -------- -------- --------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)               $1,546.7 $1,596.5 $1,130.5 $1,282.3 $1,081.0
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES**                                               0.76%    0.79%    0.78%    0.82%    0.86%
NET INVESTMENT INCOME                                    1.31%    1.40%    1.21%    1.08%    0.87%
PORTFOLIO TURNOVER RATE                                  84.1%    50.2%    45.9%    29.7%    37.0%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                 0.77%    0.79%   0.80%*   0.80%*   0.86%*
RATIO OF EXPENSES TO AVERAGE NET ASSETS AFTER BROKER
REBATES**:                                                 N/A      N/A      N/A      N/A    0.86%

--------------------------------------------------------------------------------
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
** Prior to 05/01/2003, broker rebates were excluded from the calculation of the expense limitation.
N/A Not applicable
(a) Net investment income per share was calculated using average shares outstanding.

  LORD ABBETT MID CAP VALUE PORTFOLIO


                                                         FOR THE YEARS ENDED DECEMBER 31,
                                                      ---------------------------------------
CLASS A                                               2007(A) 2006(A) 2005(A) 2004(A) 2003(A)
---------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                  $22.79  $22.47  $21.64  $17.80  $14.41
                                                      ------  ------  ------  ------  ------
INCOME FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                   0.16    0.17    0.19    0.17    0.15
NET REALIZED AND UNREALIZED GAINS                       0.33    2.44    1.60    4.25    3.62
                                                      ------  ------  ------  ------  ------
TOTAL FROM INVESTMENT OPERATIONS                        0.49    2.61    1.79    4.42    3.77
                                                      ------  ------  ------  ------  ------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                  (0.24)  (0.17)  (0.13)  (0.10)  (0.11)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS         (3.34)  (2.12)  (0.83)  (0.48)  (0.27)
                                                      ------  ------  ------  ------  ------
TOTAL DISTRIBUTIONS                                   (3.58)  (2.29)  (0.96)  (0.58)  (0.38)
                                                      ------  ------  ------  ------  ------
NET ASSET VALUE, END OF PERIOD                        $19.70  $22.79  $22.47  $21.64  $17.80
                                                      ------  ------  ------  ------  ------
TOTAL RETURN                                           0.90%  12.49%   8.28%  24.82%  26.15%
                                                      ------  ------  ------  ------  ------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                $77.1   $96.8  $113.3  $125.1   $90.8
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES**                                             0.73%   0.77%   0.76%   0.78%   0.83%
NET INVESTMENT INCOME                                  0.74%   0.80%   0.86%   0.86%   0.98%
PORTFOLIO TURNOVER RATE                                38.4%   27.8%   26.2%   19.7%   18.8%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                              0.75%*   0.78%   0.76%     N/A  0.82%*

--------------------------------------------------------------------------------
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
** Prior to 05/01/2003, broker rebates were excluded from the calculation of the expense limitation.
N/A Not applicable
(a) Net investment income per share calculated using average shares outstanding.

                                            LORD ABBETT MID CAP VALUE PORTFOLIO


                                                         FOR THE YEARS ENDED DECEMBER 31,
                                                      ---------------------------------------
CLASS B                                               2007(A) 2006(A) 2005(A) 2004(A) 2003(A)
---------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                  $22.56  $22.28  $21.48  $17.70  $14.35
                                                      ------  ------  ------  ------  ------
INCOME FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                   0.11    0.12    0.14    0.12    0.11
NET REALIZED AND UNREALIZED GAINS                       0.31    2.40    1.59    4.22    3.60
                                                      ------  ------  ------  ------  ------
TOTAL FROM INVESTMENT OPERATIONS                        0.42    2.52    1.73    4.34    3.71
                                                      ------  ------  ------  ------  ------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                  (0.16)  (0.12)  (0.10)  (0.08)  (0.09)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS         (3.34)  (2.12)  (0.83)  (0.48)  (0.27)
                                                      ------  ------  ------  ------  ------
TOTAL DISTRIBUTIONS                                   (3.50)  (2.24)  (0.93)  (0.56)  (0.36)
                                                      ------  ------  ------  ------  ------
NET ASSET VALUE, END OF PERIOD                        $19.48  $22.56  $22.28  $21.48  $17.70
                                                      ------  ------  ------  ------  ------
TOTAL RETURN                                           0.60%  12.18%   8.05%  24.50%  25.87%
                                                      ------  ------  ------  ------  ------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)               $422.8  $266.4  $229.0  $179.1  $100.0
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES**                                             0.98%   1.02%   1.01%   1.03%   1.08%
NET INVESTMENT INCOME                                  0.53%   0.56%   0.62%   0.60%   0.73%
PORTFOLIO TURNOVER RATE                                38.4%   27.8%   26.2%   19.7%   18.8%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                              1.01%*   1.03%   1.02%     N/A  1.06%*

--------------------------------------------------------------------------------
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
** Prior to 05/01/2003, broker rebates were excluded from the calculation of the expense limitation.
N/A Not applicable
(a) Net investment income per share calculated using average shares outstanding.

  MFS(R) RESEARCH INTERNATIONAL PORTFOLIO

                                                         FOR THE YEARS ENDED DECEMBER 31,
                                                      ---------------------------------------
CLASS A                                               2007(A) 2006(A) 2005(A) 2004(A) 2003(A)
---------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                  $15.04  $13.00  $11.72   $9.81   $7.49
                                                      ------  ------  ------  ------  ------
INCOME FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                   0.22    0.19    0.14    0.08    0.06
NET REALIZED AND UNREALIZED GAINS                       1.68    3.17    1.83    1.85    2.34
                                                      ------  ------  ------  ------  ------
TOTAL FROM INVESTMENT OPERATIONS                        1.90    3.36    1.97    1.93    2.40
                                                      ------  ------  ------  ------  ------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                  (0.24)  (0.27)  (0.07)      --  (0.08)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS         (2.27)  (1.05)  (0.62)  (0.02)      --
                                                      ------  ------  ------  ------  ------
TOTAL DISTRIBUTIONS                                   (2.51)  (1.32)  (0.69)  (0.02)  (0.08)
                                                      ------  ------  ------  ------  ------
NET ASSET VALUE, END OF PERIOD                        $14.43  $15.04  $13.00  $11.72   $9.81
                                                      ------  ------  ------  ------  ------
TOTAL RETURN                                          13.60%  26.91%  16.77%  19.72%  32.20%
                                                      ------  ------  ------  ------  ------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)               $959.1  $706.0  $624.2  $304.0   $67.3
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES**                                             0.79%   0.94%   0.93%   1.06%   1.09%
NET INVESTMENT INCOME                                  1.54%   1.34%   1.18%   0.75%   0.68%
PORTFOLIO TURNOVER RATE                                65.5%  104.1%   84.5%   98.5%   99.0%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                               0.79%   0.95%  0.93%*  0.94%*   1.11%
RATIO OF EXPENSES TO AVERAGE NET ASSETS AFTER BROKER
REBATES**:                                               N/A     N/A     N/A     N/A   1.09%

--------------------------------------------------------------------------------
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
** Prior to 05/01/2003, broker rebates were excluded from the calculation of the expense limitation.
N/A Not applicable
(a) Net investment income per share was calculated using average shares outstanding.

                                        MFS(R) RESEARCH INTERNATIONAL PORTFOLIO

                                                         FOR THE YEARS ENDED DECEMBER 31,
                                                      ---------------------------------------
CLASS B                                               2007(A) 2006(A) 2005(A) 2004(A) 2003(A)
---------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                  $14.95  $12.94  $11.68   $9.79   $7.47
                                                      ------  ------  ------  ------  ------
INCOME FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                   0.19    0.15    0.11    0.05    0.05
NET REALIZED AND UNREALIZED GAINS                       1.65    3.15    1.81    1.86    2.33
                                                      ------  ------  ------  ------  ------
TOTAL FROM INVESTMENT OPERATIONS                        1.84    3.30    1.92    1.91    2.38
                                                      ------  ------  ------  ------  ------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                  (0.20)  (0.24)  (0.04)      --  (0.06)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS         (2.27)  (1.05)  (0.62)  (0.02)      --
                                                      ------  ------  ------  ------  ------
TOTAL DISTRIBUTIONS                                   (2.47)  (1.29)  (0.66)  (0.02)  (0.06)
                                                      ------  ------  ------  ------  ------
NET ASSET VALUE, END OF PERIOD                        $14.32  $14.95  $12.94  $11.68   $9.79
                                                      ------  ------  ------  ------  ------
TOTAL RETURN                                          13.29%  26.56%  16.42%  19.56%  32.04%
                                                      ------  ------  ------  ------  ------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)               $842.8  $623.0  $443.5  $396.0  $186.0
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES**                                             1.04%   1.19%   1.19%   1.32%   1.33%
NET INVESTMENT INCOME                                  1.31%   1.12%   0.90%   0.47%   0.56%
PORTFOLIO TURNOVER RATE                                65.5%  104.1%   84.5%   98.5%   99.0%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                               1.04%   1.20%  1.19%*  1.18%*   1.39%
RATIO OF EXPENSES TO AVERAGE NET ASSETS AFTER BROKER
REBATES**:                                               N/A     N/A     N/A     N/A   1.33%

--------------------------------------------------------------------------------
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
** Prior to 05/01/2003, broker rebates were excluded from the calculation of the expense limitation.
N/A Not applicable
(a) Net investment income per share was calculated using average shares outstanding.

  MFS(R) RESEARCH INTERNATIONAL PORTFOLIO

                                                         FOR THE YEARS ENDED DECEMBER 31,
                                                      ---------------------------------------
CLASS E                                               2007(A) 2006(A) 2005(A) 2004(A) 2003(A)
---------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                  $14.99  $12.96  $11.70   $9.80   $7.48
                                                      ------  ------  ------  ------  ------
INCOME FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                   0.20    0.16    0.13    0.07    0.05
NET REALIZED AND UNREALIZED GAINS                       1.66    3.17    1.81    1.85    2.34
                                                      ------  ------  ------  ------  ------
TOTAL FROM INVESTMENT OPERATIONS                        1.86    3.33    1.94    1.92    2.39
                                                      ------  ------  ------  ------  ------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                  (0.22)  (0.25)  (0.06)      --  (0.07)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS         (2.27)  (1.05)  (0.62)  (0.02)      --
                                                      ------  ------  ------  ------  ------
TOTAL DISTRIBUTIONS                                   (2.49)  (1.30)  (0.68)  (0.02)  (0.07)
                                                      ------  ------  ------  ------  ------
NET ASSET VALUE, END OF PERIOD                        $14.36  $14.99  $12.96  $11.70   $9.80
                                                      ------  ------  ------  ------  ------
TOTAL RETURN                                          13.38%  26.79%  16.52%  19.64%  32.09%
                                                      ------  ------  ------  ------  ------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                $32.6   $26.7   $14.6   $11.3    $6.9
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES**                                             0.94%   1.09%   1.09%   1.22%   1.23%
NET INVESTMENT INCOME                                  1.41%   1.18%   1.07%   0.72%   0.59%
PORTFOLIO TURNOVER RATE                                65.5%  104.1%   84.5%   98.5%   99.0%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                               0.94%   1.10%   1.09%*  1.09%*  1.28%
RATIO OF EXPENSES TO AVERAGE NET ASSETS AFTER BROKER
REBATES**:                                               N/A     N/A     N/A     N/A   1.23%

--------------------------------------------------------------------------------
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
** Prior to 05/01/2003, broker rebates were excluded from the calculation of the expense limitation.
N/A Not applicable
(a) Net investment income per share was calculated using average shares outstanding.

                                     OPPENHEIMER CAPITAL APPRECIATION PORTFOLIO



                                                         FOR THE YEARS ENDED DECEMBER 31,
                                                      ---------------------------------------
CLASS A                                               2007(A) 2006(A) 2005(A) 2004(A) 2003(A)
---------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                   $9.27   $8.69   $8.36   $8.33   $6.47
                                                      ------  ------  ------  ------  ------
INCOME FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                   0.03    0.02    0.03    0.07    0.01
NET REALIZED AND UNREALIZED GAINS                       1.26    0.66    0.39    0.47    1.85
                                                      ------  ------  ------  ------  ------
TOTAL FROM INVESTMENT OPERATIONS                        1.29    0.68    0.42    0.54    1.86
                                                      ------  ------  ------  ------  ------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                  (0.01)  (0.03)  (0.01)  (0.06)      --
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS         (0.61)  (0.07)  (0.08)  (0.45)      --
                                                      ------  ------  ------  ------  ------
TOTAL DISTRIBUTIONS                                   (0.62)  (0.10)  (0.09)  (0.51)      --
                                                      ------  ------  ------  ------  ------
NET ASSET VALUE, END OF PERIOD                         $9.94   $9.27   $8.69   $8.36   $8.33
                                                      ------  ------  ------  ------  ------
TOTAL RETURN                                          14.45%   7.81%   4.99%   6.70%  28.75%
                                                      ------  ------  ------  ------  ------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)               $124.7  $505.6  $664.2  $298.0    $0.2
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES**                                             0.62%   0.65%   0.69%   0.68%   0.72%
NET INVESTMENT INCOME                                  0.33%   0.22%   0.42%   0.90%   0.07%
PORTFOLIO TURNOVER RATE                                70.8%   60.7%   72.4%   65.3%   36.6%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                               0.62%   0.65%  0.64%*  0.69%*  0.75%*
RATIO OF EXPENSES TO AVERAGE NET ASSETS AFTER BROKER
REBATES:**                                               N/A     N/A     N/A     N/A   0.72%

--------------------------------------------------------------------------------

* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
** Prior to 05/01/2003, broker rebates were excluded from the calculation of the expense limitation.
N/A Not applicable
(a) Net investment income per share was calculated using average shares outstanding.

  OPPENHEIMER CAPITAL APPRECIATION PORTFOLIO



                                                          FOR THE YEARS ENDED DECEMBER 31,
                                                      -----------------------------------------
CLASS B                                               2007(A) 2006(A) 2005(A) 2004(A)  2003(A)
-----------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                    $9.20   $8.62  $8.31   $8.29      $6.45
                                                      ------- ------- ------  ------  ---------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME (LOSS)                          0.00(b)  (0.01)   0.01    0.06  (0.00)(b)
NET REALIZED AND UNREALIZED GAINS                        1.27    0.67   0.38    0.46       1.84
                                                      ------- ------- ------  ------  ---------
TOTAL FROM INVESTMENT OPERATIONS                         1.27    0.66   0.39    0.52       1.84
                                                      ------- ------- ------  ------  ---------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                       --  (0.01)     --  (0.05)         --
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS          (0.61)  (0.07) (0.08)  (0.45)         --
                                                      ------- ------- ------  ------  ---------
TOTAL DISTRIBUTIONS                                    (0.61)  (0.08) (0.08)  (0.50)         --
                                                      ------- ------- ------  ------  ---------
NET ASSET VALUE, END OF PERIOD                          $9.86   $9.20  $8.62   $8.31      $8.29
                                                      ------- ------- ------  ------  ---------
TOTAL RETURN                                           14.29%   7.62%  4.71%   6.40%     28.53%
                                                      ------- ------- ------  ------  ---------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                $553.3  $535.1 $501.8  $634.6     $551.0
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES**                                              0.89%   0.90%  0.94%   0.95%      0.99%
NET INVESTMENT INCOME (LOSS)                            0.03% (0.06)%  0.18%   0.67%    (0.03)%
PORTFOLIO TURNOVER RATE                                 70.8%   60.7%  72.4%   65.3%      36.6%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                0.89%   0.90% 0.89%*  0.91%*     0.98%*
RATIO OF EXPENSES TO AVERAGE NET ASSETS AFTER BROKER
REBATES:**                                                N/A     N/A    N/A     N/A      0.99%

--------------------------------------------------------------------------------

* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
** Prior to 05/01/2003, broker rebates were excluded from the calculation of the expense limitation.
N/A Not applicable
(a) Net investment income (loss) per share was calculated using average shares outstanding.
(b) Rounds to less than $0.005 per share.

                                     OPPENHEIMER CAPITAL APPRECIATION PORTFOLIO



                                                                                 FOR THE PERIOD FROM
                                                                                     MAY 2, 2005
                                                             FOR THE YEARS ENDED   (COMMENCEMENT OF
                                                               DECEMBER 31,         OPERATIONS) TO
                                                             ------------------- DECEMBER 31, 2005(A)
CLASS E                                                       2007(A)   2006(A)  --------------------
---------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                             $9.25    $8.68           $7.97
                                                             ---------  -------        --------
INCOME FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                             0.01  0.00(b)            0.01
NET REALIZED AND UNREALIZED GAINS                                 1.28     0.67            0.79
                                                             ---------  -------        --------
TOTAL FROM INVESTMENT OPERATIONS                                  1.29     0.67            0.80
                                                             ---------  -------        --------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                         (0.00)(b)   (0.03)          (0.01)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS                   (0.61)   (0.07)          (0.08)
                                                             ---------  -------        --------
TOTAL DISTRIBUTIONS                                             (0.61)   (0.10)          (0.09)
                                                             ---------  -------        --------
NET ASSET VALUE, END OF PERIOD                                   $9.93    $9.25           $8.68
                                                             ---------  -------        --------
TOTAL RETURN                                                    14.48%    7.68%         10.01%+
                                                             ---------  -------        --------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                           $6.2     $2.5            $0.9
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                         0.80%    0.80%         0.83%++
NET INVESTMENT INCOME                                            0.13%    0.03%         0.15%++
PORTFOLIO TURNOVER RATE                                          70.8%    60.7%          72.4%+
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS BEFORE
REIMBURSEMENT BY THE MANAGER AND BROKER REBATES:                   N/A    0.80%        0.80%*++

--------------------------------------------------------------------------------

+  Non-annualized
++ Annualized
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
N/A Not applicable
(a) Net investment income per share was calculated using average shares outstanding.
(b) Rounds to less than $0.005 per share.

  PIMCO TOTAL RETURN PORTFOLIO

                                                           FOR THE YEARS ENDED DECEMBER 31,
                                                      ------------------------------------------
CLASS A                                                2007(A)  2006(A)  2005(A) 2004(A) 2003(A)
------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                     $11.80   $11.60 $11.40  $11.61  $11.34
                                                      --------- -------- ------  ------  ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                      0.56     0.49   0.40    0.20    0.28
NET REALIZED AND UNREALIZED GAINS (LOSSES)                 0.35     0.04 (0.12)    0.40    0.23
                                                      --------- -------- ------  ------  ------
TOTAL FROM INVESTMENT OPERATIONS                           0.91     0.53   0.28    0.60    0.51
                                                      --------- -------- ------  ------  ------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                     (0.42)   (0.32) (0.01)  (0.81)  (0.13)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS                --   (0.01) (0.07)      --  (0.11)
                                                      --------- -------- ------  ------  ------
TOTAL DISTRIBUTIONS                                      (0.42)   (0.33) (0.08)  (0.81)  (0.24)
                                                      --------- -------- ------  ------  ------
NET ASSET VALUE, END OF PERIOD                           $12.29   $11.80 $11.60  $11.40  $11.61
                                                      --------- -------- ------  ------  ------
TOTAL RETURN                                              7.85%    4.80%  2.46%   5.25%   4.53%
                                                      --------- -------- ------  ------  ------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                $3,045.1 $1,445.1 $912.6  $578.0  $194.5
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES**                                                0.54%    0.58%  0.57%   0.57%   0.59%
NET INVESTMENT INCOME                                     4.74%    4.28%  3.42%   1.69%   2.43%
PORTFOLIO TURNOVER RATE                               412.8%(b)   161.2% 344.2%  416.0%  547.1%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES**:                                                0.54%    0.58%  0.57%     N/A  0.57%*

--------------------------------------------------------------------------------
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
** Prior to 05/01/2003, broker rebates were excluded from the calculation of the expense limitation.
N/A Not applicable
(a) Net investment income per share was calculated using average shares outstanding.
(b) Excludes TBA securities.

                                                   PIMCO TOTAL RETURN PORTFOLIO


                                                            FOR THE YEARS ENDED DECEMBER 31,
                                                      --------------------------------------------
CLASS B                                                2007(A)  2006(A)  2005(A)  2004(A)  2003(A)
--------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                     $11.69   $11.50   $11.32   $11.54 $11.29
                                                      --------- -------- -------- -------- ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                      0.53     0.46     0.37     0.19   0.24
NET REALIZED AND UNREALIZED GAINS (LOSSES)                 0.34     0.04   (0.12)     0.38   0.25
                                                      --------- -------- -------- -------- ------
TOTAL FROM INVESTMENT OPERATIONS                           0.87     0.50     0.25     0.57   0.49
                                                      --------- -------- -------- -------- ------
DISTRIBUTIONS:

DISTRIBUTIONS IN EXCESS OF NET INVESTMENT INCOME         (0.39)   (0.30)       --   (0.79) (0.13)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS                --   (0.01)   (0.07)       -- (0.11)
                                                      --------- -------- -------- -------- ------
TOTAL DISTRIBUTIONS                                      (0.39)   (0.31)   (0.07)   (0.79) (0.24)
                                                      --------- -------- -------- -------- ------
NET ASSET VALUE, END OF PERIOD                           $12.17   $11.69   $11.50   $11.32 $11.54
                                                      --------- -------- -------- -------- ------
TOTAL RETURN                                              7.56%    4.52%    2.25%    4.98%  4.31%
                                                      --------- -------- -------- -------- ------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                $1,274.4 $1,219.1 $1,107.7 $1,028.5 $893.8
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES**                                                0.79%    0.83%    0.82%    0.81%  0.83%
NET INVESTMENT INCOME                                     4.51%    4.01%    3.13%    1.66%  2.07%
PORTFOLIO TURNOVER RATE                               412.8%(b)   161.2%   344.2%   416.0% 547.1%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES**:                                                0.79%    0.83%    0.82%      N/A 0.82%*

--------------------------------------------------------------------------------
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
** Prior to 05/01/2003, broker rebates were excluded from the calculation of the expense limitation.
N/A Not applicable
(a) Net investment income per share was calculated using average shares outstanding.
(b) Excludes TBA securities.

  PIMCO TOTAL RETURN PORTFOLIO

                                                          FOR THE YEARS ENDED DECEMBER 31,
                                                      -----------------------------------------
CLASS E                                                2007(A)  2006(A) 2005(A) 2004(A) 2003(A)
-----------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                     $11.73 $11.53  $11.34  $11.56  $11.30
                                                      --------- ------  ------  ------  ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                      0.54   0.47    0.39    0.21    0.23
NET REALIZED AND UNREALIZED GAINS (LOSSES)                 0.35   0.05  (0.13)    0.37    0.27
                                                      --------- ------  ------  ------  ------
TOTAL FROM INVESTMENT OPERATIONS                           0.89   0.52    0.26    0.58    0.50
                                                      --------- ------  ------  ------  ------
DISTRIBUTIONS:

DISTRIBUTIONS IN EXCESS OF NET INVESTMENT INCOME         (0.41) (0.31)      --  (0.80)  (0.13)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS                -- (0.01)  (0.07)      --  (0.11)
                                                      --------- ------  ------  ------  ------
TOTAL DISTRIBUTIONS                                      (0.41) (0.32)  (0.07)  (0.80)  (0.24)
                                                      --------- ------  ------  ------  ------
NET ASSET VALUE, END OF PERIOD                           $12.21 $11.73  $11.53  $11.34  $11.56
                                                      --------- ------  ------  ------  ------
TOTAL RETURN                                              7.63%  4.67%   2.33%   5.06%   4.44%
                                                      --------- ------  ------  ------  ------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                  $132.0 $132.5  $146.6  $146.6  $119.3
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES**                                                0.69%  0.72%   0.72%   0.71%   0.73%
NET INVESTMENT INCOME                                     4.61%  4.10%   3.24%   1.76%   2.02%
PORTFOLIO TURNOVER RATE                               412.8%(b) 161.2%  344.2%  416.0%  547.1%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES**:                                                0.69%  0.72%   0.72%     N/A  0.71%*

--------------------------------------------------------------------------------
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
** Prior to 05/01/2003, broker rebates were excluded from the calculation of the expense limitation.
N/A Not applicable
(a) Net investment income per share was calculated using average shares outstanding.
(b) Excludes TBA securities.

                                                       RCM TECHNOLOGY PORTFOLIO



                                                          FOR THE YEARS ENDED DECEMBER 31,
                                                      -----------------------------------------
CLASS A                                               2007(A) 2006(A) 2005(A)  2004(A)  2003(A)
-----------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                    $5.39   $5.11   $4.62     $4.83   $3.06
                                                      ------- ------- ------- --------- -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT LOSS                                    (0.01)  (0.03)  (0.03)    (0.02)  (0.04)
NET REALIZED AND UNREALIZED GAINS (LOSSES)               1.66    0.31    0.56    (0.19)    1.81
                                                      ------- ------- ------- --------- -------
TOTAL FROM INVESTMENT OPERATIONS                         1.65    0.28    0.53    (0.21)    1.77
                                                      ------- ------- ------- --------- -------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                       --      --      --        --      --
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS          (0.22)      --  (0.04) (0.00)(b)      --
                                                      ------- ------- ------- --------- -------
TOTAL DISTRIBUTIONS                                    (0.22)      --  (0.04) (0.00)(b)      --
                                                      ------- ------- ------- --------- -------
NET ASSET VALUE, END OF PERIOD                          $6.82   $5.39   $5.11     $4.62   $4.83
                                                      ------- ------- ------- --------- -------
TOTAL RETURN                                           31.67%   5.48%  11.35%   (4.28)%  57.84%
                                                      ------- ------- ------- --------- -------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                 $64.8  $184.8  $129.3     $81.8   $47.2
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES**                                              0.95%   1.02%   1.10%     0.96%   1.10%
NET INVESTMENT LOSS                                   (0.20)% (0.57)% (0.69)%   (0.45)% (0.89)%
PORTFOLIO TURNOVER RATE                                206.8%  265.0%  290.7%    173.0%  313.0%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                0.97%  1.06%*   1.19%       N/A   1.26%
RATIO OF EXPENSES TO AVERAGE NET ASSETS AFTER BROKER
REBATES**:                                                N/A     N/A     N/A       N/A   1.04%

--------------------------------------------------------------------------------


* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
** Prior to 05/01/2003, broker rebates were excluded from the calculation of the expense limitation.
N/A Not applicable
(a) Net investment loss per share was calculated using average shares outstanding.
(b) Rounds to less than $0.005 per share.

  RCM TECHNOLOGY PORTFOLIO





                                                          FOR THE YEARS ENDED DECEMBER 31,
                                                      -----------------------------------------
CLASS B                                               2007(A) 2006(A) 2005(A)  2004(A)  2003(A)
-----------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                    $5.32   $5.05   $4.58     $4.79   $3.04
                                                      ------- ------- ------- --------- -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT LOSS                                    (0.03)  (0.04)  (0.04)    (0.02)  (0.05)
NET REALIZED AND UNREALIZED GAINS (LOSSES)               1.65    0.31    0.55    (0.19)    1.80
                                                      ------- ------- ------- --------- -------
TOTAL FROM INVESTMENT OPERATIONS                         1.62    0.27    0.51    (0.21)    1.75
                                                      ------- ------- ------- --------- -------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                       --      --      --        --      --
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS          (0.22)      --  (0.04) (0.00)(b)      --
                                                      ------- ------- ------- --------- -------
TOTAL DISTRIBUTIONS                                    (0.22)      --  (0.04) (0.00)(b)      --
                                                      ------- ------- ------- --------- -------
NET ASSET VALUE, END OF PERIOD                          $6.72   $5.32   $5.05     $4.58   $4.79
                                                      ------- ------- ------- --------- -------
TOTAL RETURN                                           31.52%   5.35%  11.01%   (4.31)%  57.57%
                                                      ------- ------- ------- --------- -------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                $160.4   $91.9   $86.5    $100.2   $64.8
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES**                                              1.24%   1.28%   1.35%     1.21%   1.35%
NET INVESTMENT LOSS                                   (0.51)% (0.83)% (0.95)%   (0.57)% (1.14)%
PORTFOLIO TURNOVER RATE                                206.8%  265.0%  290.7%    173.0%  313.0%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT TO THE MANAGER AND BROKER
REBATES:                                                1.27%  1.31%*   1.44%       N/A   1.52%
RATIO OF EXPENSES TO AVERAGE NET ASSETS AFTER BROKER
REBATES**:                                                N/A     N/A     N/A       N/A   1.29%

--------------------------------------------------------------------------------


* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
** Prior to 05/01/2003, broker rebates were excluded from the calculation of the expense limitation.
N/A Not applicable
(a) Net investment loss per share was calculated using average shares outstanding.
(b) Rounds to less than $0.005 per share.

                                                       RCM TECHNOLOGY PORTFOLIO





                                                          FOR THE YEARS ENDED DECEMBER 31,
                                                      -----------------------------------------
CLASS E                                               2007(A) 2006(A) 2005(A)  2004(A)  2003(A)
-----------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                    $5.34   $5.07   $4.59     $4.80   $3.05
                                                      ------- ------- ------- --------- -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT LOSS                                    (0.03)  (0.04)  (0.04)    (0.02)  (0.05)
NET REALIZED AND UNREALIZED GAINS (LOSSES)               1.67    0.31    0.56    (0.19)    1.80
                                                      ------- ------- ------- --------- -------
TOTAL FROM INVESTMENT OPERATIONS                         1.64    0.27    0.52    (0.21)    1.75
                                                      ------- ------- ------- --------- -------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                       --      --      --        --      --
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS          (0.22)      --  (0.04) (0.00)(b)      --
                                                      ------- ------- ------- --------- -------
TOTAL DISTRIBUTIONS:                                   (0.22)      --  (0.04) (0.00)(b)      --
                                                      ------- ------- ------- --------- -------
NET ASSET VALUE, END OF PERIOD                          $6.76   $5.34   $5.07     $4.59   $4.80
                                                      ------- ------- ------- --------- -------
TOTAL RETURN                                           31.78%   5.33%  11.21%   (4.30)%  57.88%
                                                      ------- ------- ------- --------- -------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                 $27.1   $16.7   $18.6     $20.3   $15.5
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES**                                              1.14%   1.18%   1.25%     1.10%   1.25%
NET INVESTMENT LOSS                                   (0.42)% (0.74)% (0.85)%   (0.55)% (1.07)%
PORTFOLIO TURNOVER RATE                                206.8%  265.0%  290.7%    173.0%  313.0%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT TO THE MANAGER AND BROKER
REBATES:                                                1.18%  1.21%*   1.34%       N/A   1.37%
RATIO OF EXPENSES TO AVERAGE NET ASSETS AFTER BROKER
REBATES**:                                                N/A     N/A     N/A       N/A   1.22%

--------------------------------------------------------------------------------

*  Excludes effect of deferred expense reimbursement.

** Prior to 05/01/2003, broker rebates were excluded from the calculation of the expense limitation.
N/A Not applicable
(a) Net investment loss per share was calculated using average shares outstanding.



(b) Rounds to less than $0.005 per share.

  T. ROWE PRICE MID CAP GROWTH PORTFOLIO

                                                         FOR THE YEARS ENDED DECEMBER 31,
                                                      ---------------------------------------
CLASS A                                               2007(A) 2006(A) 2005(A) 2004(A) 2003(A)
---------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                   $8.76   $8.49    $7.55   $6.39   $4.66
                                                      ------  ------  ------- ------- -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME (LOSS)                            0.02    0.03   (0.01)  (0.03)  (0.02)
NET REALIZED AND UNREALIZED GAINS                       1.50    0.53     1.13    1.19    1.75
                                                      ------  ------  ------- ------- -------
TOTAL FROM INVESTMENT OPERATIONS                        1.52    0.56     1.12    1.16    1.73
                                                      ------  ------  ------- ------- -------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                  (0.02)      --       --      --      --
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS         (0.43)  (0.29)   (0.18)      --      --
                                                      ------  ------  ------- ------- -------
TOTAL DISTRIBUTIONS                                   (0.45)  (0.29)   (0.18)      --      --
                                                      ------  ------  ------- ------- -------
NET ASSET VALUE, END OF PERIOD                         $9.83   $8.76    $8.49   $7.55   $6.39
                                                      ------  ------  ------- ------- -------
TOTAL RETURN                                          17.85%   6.56%   14.87%  18.15%  37.12%
                                                      ------  ------  ------- ------- -------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)               $524.2  $386.8   $258.6  $145.7   $34.8
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES**                                             0.78%   0.81%    0.80%   0.90%   0.91%
NET INVESTMENT INCOME (LOSS)                           0.16%   0.32%  (0.08)% (0.41)% (0.37)%
PORTFOLIO TURNOVER RATE                                35.5%   33.7%    23.0%   51.7%   56.5%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                               0.80%   0.81%    0.81%  0.83%*  0.92%*
RATIO OF EXPENSES TO AVERAGE NET ASSETS AFTER BROKER
REBATES**:                                               N/A     N/A      N/A     N/A   0.83%

--------------------------------------------------------------------------------
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
** Prior to 05/01/2003, broker rebates were excluded from the calculation of the expense limitation.
N/A Not applicable
(a) Net investment income (loss) per share was calculated using average shares outstanding.

                                         T. ROWE PRICE MID CAP GROWTH PORTFOLIO

                                                         FOR THE YEARS ENDED DECEMBER 31,
                                                      ---------------------------------------
CLASS B                                               2007(A) 2006(A) 2005(A) 2004(A) 2003(A)
---------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                    $8.62  $8.38    $7.47   $6.34   $4.64
                                                      ------- ------  ------- ------- -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME (LOSS)                           (0.01)   0.01   (0.03)  (0.05)  (0.04)
NET REALIZED AND UNREALIZED GAINS                        1.48   0.52     1.12    1.18    1.74
                                                      ------- ------  ------- ------- -------
TOTAL FROM INVESTMENT OPERATIONS                         1.47   0.53     1.09    1.13    1.70
                                                      ------- ------  ------- ------- -------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                  (0.00)+     --       --      --      --
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS          (0.43) (0.29)   (0.18)      --      --
                                                      ------- ------  ------- ------- -------
TOTAL DISTRIBUTIONS                                    (0.43) (0.29)   (0.18)      --      --
                                                      ------- ------  ------- ------- -------
NET ASSET VALUE, END OF PERIOD                          $9.66  $8.62    $8.38   $7.47   $6.34
                                                      ------- ------  ------- ------- -------
TOTAL RETURN                                           17.64%  6.16%   14.63%  17.82%  36.64%
                                                      ------- ------  ------- ------- -------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                $523.0 $453.6   $422.6  $345.0  $307.7
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES**                                              1.03%  1.05%    1.05%   1.16%   1.18%
NET INVESTMENT INCOME (LOSS)                          (0.08)%  0.12%  (0.34)% (0.69)% (0.64)%
PORTFOLIO TURNOVER RATE                                 35.5%  33.7%    23.0%   51.7%   56.5%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                1.05%  1.06%    1.06%  1.07%*  1.16%*
RATIO OF EXPENSES TO AVERAGE NET ASSETS AFTER BROKER
REBATES**:                                                N/A    N/A      N/A     N/A   1.12%

--------------------------------------------------------------------------------
+  Rounds to less than $0.005 per share.
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
** Prior to 05/01/2003, broker rebates were excluded from the calculation of the expense limitation.
N/A Not applicable
(a) Net investment income (loss) per share was calculated using average shares outstanding.

  T. ROWE PRICE MID CAP GROWTH PORTFOLIO


                                                         FOR THE YEARS ENDED DECEMBER 31,
                                                      ---------------------------------------
CLASS E                                               2007(A) 2006(A) 2005(A) 2004(A) 2003(A)
---------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                   $8.67   $8.42    $7.50   $6.36   $4.65
                                                      ------  ------  ------- ------- -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME (LOSS)                           0.00+    0.02   (0.02)  (0.04)  (0.03)
NET REALIZED AND UNREALIZED GAINS                       1.49    0.52     1.12    1.18    1.74
                                                      ------  ------  ------- ------- -------
TOTAL FROM INVESTMENT OPERATIONS                        1.49    0.54     1.10    1.14    1.71
                                                      ------  ------  ------- ------- -------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                  (0.01)      --       --      --      --
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS         (0.43)  (0.29)   (0.18)      --      --
                                                      ------  ------  ------- ------- -------
TOTAL DISTRIBUTIONS                                   (0.44)  (0.29)   (0.18)      --      --
                                                      ------  ------  ------- ------- -------
NET ASSET VALUE, END OF PERIOD                         $9.72   $8.67    $8.42   $7.50   $6.36
                                                      ------  ------  ------- ------- -------
TOTAL RETURN                                          17.62%   6.38%   14.70%  17.92%  36.77%
                                                      ------  ------  ------- ------- -------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                $37.3   $25.0    $25.4   $21.5   $10.8
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES**                                             0.93%   0.95%    0.95%   1.05%   1.08%
NET INVESTMENT INCOME (LOSS)                          0.00%+   0.22%  (0.24)% (0.57)% (0.54)%
PORTFOLIO TURNOVER RATE                                35.5%   33.7%    23.0%   51.7%   56.5%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                               0.95%   0.96%    0.96%  0.97%*  1.06%*
RATIO OF EXPENSES TO AVERAGE NET ASSETS AFTER BROKER
REBATES**:                                               N/A     N/A      N/A     N/A   1.01%

--------------------------------------------------------------------------------
+  Rounds to less than $0.005 per share.
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
** Prior to 05/01/2003, broker rebates were excluded from the calculation of the expense limitation.
N/A Not applicable
(a) Net investment income (loss) per share was calculated using average shares outstanding.

FOR MORE INFORMATION

If you would like more information about a Portfolio, the following documents are available to you free upon request:

ANNUAL/SEMI-ANNUAL REPORTS

Contain additional information about a Portfolio's performance. In a Portfolio's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION ("SAI")

Provides a fuller technical and legal description of the Portfolio's policies, investment restrictions, and business structure. The SAI is legally considered to be a part of this Prospectus.

IF YOU WOULD LIKE A COPY OF THE CURRENT VERSIONS OF THESE DOCUMENTS, OR OTHER INFORMATION ABOUT A PORTFOLIO, CONTACT:

                          MET INVESTORS SERIES TRUST
                                 5 PARK PLAZA
                                  SUITE 1900
                           IRVINE, CALIFORNIA 92614

                                1-800-848-3854

Free copies of the SAI and Annual and Semi-Annual Reports are available at the following website: www.metlifeinvestors.com

Information about a Portfolio, including the Annual and Semi-annual Reports and SAI, may also be obtained from the Securities and Exchange Commission ("SEC"):

[_] IN PERSONReview and copy documents in the SEC's Public Reference Room in
             Washington, D.C. (for information call 202-551-8090).

[_] ON LINE  Retrieve information from the EDGAR database on the SEC's web site at: http://www.sec.gov.

[_] BY MAIL  Request documents, upon payment of a duplicating fee, by writing to SEC, Public Reference Section, Washington, D.C. 20549 or by e-mailing the SEC at publicinfo@sec.gov.

                             SEC FILE # 811-10183

                                 MET INVESTORS
                            S E R I E S   T R U S T


                    Met/AIM Capital Appreciation Portfolio

                      Met/AIM Small Cap Growth Portfolio

                        BlackRock High Yield Portfolio

                      BlackRock Large Cap Core Portfolio

                     Clarion Global Real Estate Portfolio
               (formerly Neuberger Berman Real Estate Portfolio)

                       Dreman Small Cap Value Portfolio

                    Harris Oakmark International Portfolio

                             Janus Forty Portfolio

                           Lazard Mid Cap Portfolio

                Legg Mason Partners Aggressive Growth Portfolio

                       Legg Mason Value Equity Portfolio

                    Loomis Sayles Global Markets Portfolio

                     Lord Abbett Bond Debenture Portfolio

                    Lord Abbett Growth and Income Portfolio

                      Lord Abbett Mid Cap Value Portfolio

                   MFS(R) Emerging Markets Equity Portfolio

                    MFS(R) Research International Portfolio

                   PIMCO Inflation Protected Bond Portfolio

                            Pioneer Fund Portfolio

                      Pioneer Strategic Income Portfolio

                    T. Rowe Price Mid Cap Growth Portfolio

                    Third Avenue Small Cap Value Portfolio

                      Van Kampen Mid Cap Growth Portfolio


                      Class A, Class B and Class E Shares

                                __PROSPECTUS__

                                APRIL 28, 2008

Like all securities, these securities have not been approved or disapproved by the Securities and Exchange Commission, nor has the Securities and
       Exchange Commission passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

                           ____TABLE OF CONTENTS____


                                                                PAGE

         INTRODUCTION                                            3
            Understanding the Trust                              3
            Understanding the Portfolios                         3

         THE PORTFOLIOS                                          5

           INVESTMENT SUMMARY                                    5
            Met/AIM Capital Appreciation Portfolio               6
            Met/AIM Small Cap Growth Portfolio                   9
            BlackRock High Yield Portfolio                       12
            BlackRock Large Cap Core Portfolio                   18
            Clarion Global Real Estate Portfolio                 22
            Dreman Small Cap Value Portfolio                     26
            Harris Oakmark International Portfolio               29
            Janus Forty Portfolio                                32
            Lazard Mid Cap Portfolio                             35
            Legg Mason Partners Aggressive Growth Portfolio      39
            Legg Mason Value Equity Portfolio                    42
            Loomis Sayles Global Markets Portfolio               46
            Lord Abbett Bond Debenture Portfolio                 50
            Lord Abbett Growth and Income Portfolio              55
            Lord Abbett Mid Cap Value Portfolio                  58
            MFS(R) Emerging Markets Equity Portfolio             62
            MFS(R) Research International Portfolio              66
            PIMCO Inflation Protected Bond Portfolio             70
            Pioneer Fund Portfolio                               75
            Pioneer Strategic Income Portfolio                   78
            T. Rowe Price Mid Cap Growth Portfolio               84
            Third Avenue Small Cap Value Portfolio               88
            Van Kampen Mid Cap Growth Portfolio                  91

           PRIMARY RISKS OF INVESTING IN THE PORTFOLIOS          95
           ADDITIONAL INVESTMENT STRATEGIES                      99
           MANAGEMENT                                           112
            The Manager                                         112
            The Advisers                                        114
            Distribution Plans                                  130

         YOUR INVESTMENT                                        130
            Shareholder Information                             130
            Dividends, Distributions and Taxes                  131
            Sales and Purchases of Shares                       132

         FINANCIAL HIGHLIGHTS                                   136

         FOR MORE INFORMATION                                Back Cover

INTRODUCTION

UNDERSTANDING THE TRUST


Met Investors Series Trust (the "Trust") is an open-end management investment company that offers a selection of fifty-two managed investment portfolios or mutual funds, only twenty-three of which are offered through this Prospectus (the "Portfolios"). Each of the twenty-three Portfolios described in this Prospectus has its own investment objective designed to meet different investment goals. Please see the Investment Summary section of this Prospectus for specific information on each Portfolio.


  INVESTING THROUGH A VARIABLE INSURANCE CONTRACT

  Class A, Class B and Class E shares of the Portfolios, as applicable, are currently only sold to separate accounts of Metropolitan Life Insurance Company and certain of its affiliates (collectively, "MetLife" or the "Insurance Companies") to fund the benefits under certain individual flexible premium variable life insurance policies and individual and group variable annuity contracts (collectively, "Contracts"). As a Contract owner, your premium payments are allocated to one or more of the Portfolios in accordance with your Contract.

  A particular Portfolio or class of a Portfolio of the Trust may not be available under the Contract you have chosen. The prospectus for the Contracts shows the Portfolios and classes available to you. Please read this Prospectus carefully before selecting a Portfolio. It provides information to assist you in your decision. If you would like additional information about a Portfolio, please request a copy of the Statement of Additional Information ("SAI"). For details about how to obtain a copy of the SAI and other reports and information, see the back cover of this Prospectus. The SAI is incorporated by reference into this Prospectus.

  Some of the Portfolios have names and investment objectives that are very similar to certain publicly available mutual funds that are managed by the same investment advisers. The Portfolios in this Prospectus are not those publicly available mutual funds and will not have the same performance. Different performance will result from such factors as different implementation of investment policies, different investment restrictions, different cash flows into and out of the Portfolios, different fees, and different asset sizes.

UNDERSTANDING THE PORTFOLIOS

After this Introduction you will find an Investment Summary for each Portfolio. Each Investment Summary presents important facts about a Portfolio, including information about its investment objective, principal investment strategy, primary risks, fees and expenses and past performance.

Each of the Portfolios falls into one of two categories of funds: equity funds and fixed income funds. A particular type of Portfolio may be more appropriate for you depending upon your investment needs.


 PLEASE SEE THE CONTRACT PROSPECTUS FOR A DETAILED EXPLANATION OF YOUR CONTRACT.

DESCRIPTION OF TYPES OF FUNDS:

  EQUITY FUNDS

  Although they may involve more risk, historically, equity securities such as common stocks have offered higher returns than bonds or other investments over the long term. A domestic equity fund principally invests in equity securities of U.S. companies and may also, to a minor extent, invest in securities of companies located outside the United States. An international equity fund principally invests in the equity securities of companies located outside the United States.

  FIXED INCOME FUNDS

  Fixed income securities are securities that pay a specified rate of return. Historically, fixed income funds are not as volatile as equity funds. These funds may lend stability to a portfolio made up primarily of stocks.

--------------------------------------------------------------------------------

BEFORE YOU CHOOSE A PORTFOLIO, PLEASE CONSIDER...

All of the Portfolios involve risk, but there is also the potential for reward. You can lose money--and you can make money. The Portfolios are structured so that each offers a different degree of risk and reward than others.

WHAT RISK/REWARD LEVEL IS FOR YOU? ASK YOURSELF THE FOLLOWING:
(1) HOW WELL DO I HANDLE FLUCTUATIONS IN MY ACCOUNT VALUE?

    The greater the degree of risk for a Portfolio, the more its price is likely to move up and down on a day to day basis. If this makes you uncomfortable, you may prefer an investment that is less risky and that may not fluctuate in price as much.

(2) AM I LOOKING FOR A HIGHER RATE OF RETURN?

    Generally, the higher the potential return, the higher the risk. If you find the potential to make money is worth the possibility of losing more, then a Portfolio with higher risk may be right for you.

A final note: These Portfolios are designed for long-term investment.

                                THE PORTFOLIOS

INVESTMENT SUMMARY

Each Portfolio's summary discusses the following:

    INVESTMENT OBJECTIVE
    What is the Portfolio's investment goal?

    PRINCIPAL INVESTMENT STRATEGY
    How does the Portfolio attempt to achieve its investment goal? What types of investments does it contain? What style of investing and investment philosophy does it follow?

    PRIMARY RISKS
    What are the specific risks of investing in the Portfolio?

    PAST PERFORMANCE
    How well has the Portfolio performed over time?

    FEES AND EXPENSES
    What is the cost of investing in the Portfolio?

In addition to its principal investment strategy, each Portfolio may invest in various types of securities and engage in various investment techniques and practices which are not the principal focus of the Portfolio and therefore are not described in the Investment Summary section of the Prospectus. These other securities and investment techniques and practices in which a Portfolio may engage, together with their risks, are briefly discussed in "Additional Investment Strategies" in this Prospectus.

Following the Investment Summary is the section entitled "Primary Risks of Investing in the Portfolios" which lists some of the factors that may affect the value of a Portfolio's investments.

The SAI provides more detailed information regarding the various types of securities that a Portfolio may purchase and certain investment techniques and practices of its Adviser.

The Contracts may be sold by banks. AN INVESTMENT IN A PORTFOLIO OF THE TRUST THROUGH A CONTRACT IS NOT A DEPOSIT OR OBLIGATION OF, OR GUARANTEED BY, ANY BANK, AND IS NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY OF THE U.S. GOVERNMENT.


 EACH PORTFOLIO IN THIS PROSPECTUS IS A MUTUAL FUND: A POOLED INVESTMENT THAT IS PROFESSIONALLY MANAGED AND THAT GIVES YOU THE OPPORTUNITY TO PARTICIPATE IN FINANCIAL MARKETS. EACH PORTFOLIO STRIVES TO REACH ITS STATED INVESTMENT OBJECTIVE, WHICH CAN BE CHANGED WITHOUT SHAREHOLDER APPROVAL. AS WITH ALL MUTUAL FUNDS, THERE IS NO GUARANTEE THAT A PORTFOLIO WILL ACHIEVE ITS INVESTMENT OBJECTIVE.

 A PORTFOLIO'S ADVISER MAY SELL A PORTFOLIO SECURITY WHEN THE VALUE OF THE INVESTMENT REACHES OR EXCEEDS ITS ESTIMATED FAIR VALUE, TO TAKE ADVANTAGE OF MORE ATTRACTIVE INVESTMENT OPPORTUNITIES, WHEN THE ISSUER'S INVESTMENT FUNDAMENTALS BEGIN TO DETERIORATE, WHEN THE PORTFOLIO MUST MEET REDEMPTIONS, OR FOR OTHER INVESTMENT REASONS.

                    MET/AIM CAPITAL APPRECIATION PORTFOLIO

INVESTMENT OBJECTIVE:

Capital appreciation.

PRINCIPAL INVESTMENT STRATEGY:

The Portfolio invests principally in common stocks of domestic and foreign companies the Adviser believes are likely to benefit from new or innovative products, services or processes, as well as those that have experienced above-average, long-term growth in earnings and have excellent prospects for future growth. The Portfolio will not invest more than 25% of its total assets in foreign securities.

The Adviser is not constrained to any particular investment style. The Portfolio may tend to buy "growth" stocks or "value" stocks. In selecting companies for investment, the Adviser looks for companies with increasing market share, experienced and effective management and competitive advantage. The Portfolio may invest in small, relatively new or unseasoned companies. The Portfolio may also purchase call options, which are derivatives, but not for speculative purposes, and write covered call options on no more than 20% of the value of its net assets.

PRIMARY RISKS:


The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail starting on page 95, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:


  .  Market risk

  .  Market capitalization risk

  .  Investment style risk

  .  Foreign investment risk

The Portfolio's investments in derivatives can significantly increase the Portfolio's exposure to market risk and credit risk of the counterparty. Derivatives also involve the risk of mispricing or improper valuation, and the risk that changes in the value of the derivative may not correlate perfectly with the relevant assets, rates or indices.

PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

The performance shown below is the performance of the Portfolio's Class A shares, the Portfolio's oldest Class. The historical performance shown for the Portfolio's Class A shares is the performance of the Portfolio's predecessor funds managed by the Adviser using the same investment objective and strategy as the Portfolio. On July 1, 2005, substantially all of the assets of the AIM Capital Appreciation Portfolio of Travelers Series Fund, Inc. were transferred to the AIM Capital Appreciation Portfolio, a series of The Travelers Series Trust. The assets of the AIM Capital Appreciation Portfolio of The Travelers Series Trust were transferred to the Portfolio on May 1, 2006. The performance shown below for the Portfolio's Class A shares prior to May 1, 2006 is the historical performance of the AIM Capital Appreciation Portfolio of The Travelers Series Trust (from July 1, 2005 through April 30, 2006) and of the AIM Capital Appreciation Portfolio of Travelers Series Fund, Inc. (from January 1, 1996 through June 30,
2005).

The bar chart below shows you the performance of the Portfolio's Class A shares for the last ten calendar years and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart.


Year-by-Year Total Return as of 12/31 of Each Year

                                    [CHART]

  98      99      00      01      02      03      04      05      06      07
------  ------  ------  ------  ------  ------  ------  ------  ------  ------
17.21% 42.96%  -10.40%  -23.76% -23.87%  29.31%  6.50%  8.73%   6.88%   11.92%

High Quarter: 4th-1999  +35.92%
Low Quarter:  3rd-2001  -23.04%


The table below compares the Portfolio's Class A and Class E shares' average annual compounded total returns for the 1-, 5- and 10-year periods and since inception through 12/31/07, as applicable, with the S&P 500 Index and with the Russell 1000 Growth Index. The S&P 500 Index is a widely recognized unmanaged index that measures the stock performance of 500 large- and medium-sized companies and is often used to indicate the performance of the overall stock market. The Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.

      Average Annual Total Return as of 12/31/07
-------------------------------------------------------
                                       Since   Inception
               1 Year 5 Year 10 Year Inception   Date
-------------  ------ ------ ------- --------- ---------
Class A        11.92% 12.36%  4.55%      --          --
Class E           --     --     --     4.21%    4/28/07
S&P 500 Index   5.49% 12.83%  5.91%      --
Russell 1000
 Growth Index  11.81% 12.10%  3.83%      --
* Index performance is from 10/1/95.



 PORTFOLIO MANAGEMENT:


..  Invesco Aim Capital Management, Inc. see page 115

..  For financial highlights see page 137

FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2007 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                          Class A Class E
---------------------------------------------------------
Management Fee*                            0.76%   0.76%
---------------------------------------------------------
12b-1 Fees                                 None    0.15%
---------------------------------------------------------
Other Expenses                             0.10%   0.10%
---------------------------------------------------------
Total Annual Portfolio Operating Expenses  0.86%   1.01%
---------------------------------------------------------

        * Met Investors Advisory, LLC (the "Manager") has agreed that any advisory fee waivers received from the Portfolio's Adviser commencing May 1, 2006 will be passed on to the Portfolio in the form of a voluntary fee waiver. For purposes of calculating the Adviser's fee, the assets of the Portfolio and the assets of the Met/AIM Small Cap Growth Portfolio of the Trust are aggregated. Including the voluntary fee waiver, the management fee for the year ended December 31, 2007 was 0.74%.

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES

         Class A  Class E
--------------------------
1 Year   $     88 $    104
--------------------------
3 Years  $    275 $    323
--------------------------
5 Years  $    479 $    560
--------------------------
10 Years $  1,064 $  1,241
--------------------------

                      MET/AIM SMALL CAP GROWTH PORTFOLIO

INVESTMENT OBJECTIVE:

Long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGY:

The Portfolio seeks to meet its objective by investing, normally, at least 80% of its net assets in securities of small-cap companies. In complying with this 80% investment requirement, the Portfolio will invest primarily in marketable equity securities, including convertible securities, but its investments may include other securities, such as synthetic instruments. Synthetic instruments are investments that have economic characteristics similar to the Portfolio's direct investments, and may include warrants, futures, options, exchange-traded funds and American Depositary Receipts. The Portfolio considers a company to be a small-cap company if it has a market capitalization, at the time of purchase, no larger than the largest capitalized company included in the Russell 2000 Index during the most recent 11-month period (based on month-end data) plus the most recent data during the current month, within the range of market capitalizations of companies included in the Russell 2000 Index.

The Portfolio may invest up to 20% of its net assets in equity securities of issuers that have market capitalizations, at the time of purchase, outside of the range of market capitalizations of companies included in the Russell 2000 Index, and in investment-grade non-convertible debt securities, U.S. government securities and high-quality money market instruments. The Portfolio may also invest up to 25% of its total assets in foreign securities. For risk management purposes, the Portfolio may hold a portion of its assets in cash or cash equivalents, including money market instruments.

In selecting investments, the portfolio managers seek to identify those companies that have strong earnings momentum or demonstrate other potential for growth of capital. The portfolio managers anticipate that the Portfolio, when fully invested, will generally be comprised of companies that are currently experiencing a greater than anticipated increase in earnings.

PRIMARY RISKS:


The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail starting on page 95, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:


  .  Market risk

  .  Market capitalization risk

  .  Investment style risk

  .  Foreign investment risk

The Portfolio's investments in derivatives can significantly increase the Portfolio's exposure to market risk or credit risk of the counterparty. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the relevant assets, rates and indices.

 PORTFOLIO MANAGEMENT:


..  Invesco Aim Capital Management, Inc. see page 115

..  For financial highlights see page 139



PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.


The bar chart below shows you the performance of the Portfolio's Class B shares, the Portfolio's oldest Class, for each full calendar year since its inception and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart.


               Year-by-Year Total Return as of 12/31 of Each Year

                                    [CHART]

        02        03          04          05          06         07
     ------     ------       -----      ------     ------     ------
    -27.50%     38.86%       6.43%       8.27%      14.18%     11.07%

                   High Quarter:   2nd - 2003      +20.75%
                   Low Quarter:    3rd - 2002      -18.43%



The table below compares the Portfolio's Class A, Class B and Class E shares' average annual compounded total returns for the 1- and 5-year periods and from inception through 12/31/07 with the Russell 2000 Index and the Russell 2000 Growth Index. The Russell 2000 Index is an unmanaged index which measures the performance of the 2,000 smallest companies in the Russell 3000 Index. The Russell 2000 Growth Index is an unmanaged index which measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.

  Average Annual Total Return as of 12/31/07
-----------------------------------------------
                              Since   Inception
              1 Year 5 Year Inception   Date
------------- ------ ------ --------- ---------
Class A       11.40% 15.39%    6.91%    1/2/02
Class B       11.07% 15.20%    9.39%   10/9/01
Class E       11.20% 15.34%    7.66%    4/1/02
Russell 2000
 Index        -1.57% 16.25%   12.12%*
Russell 2000
 Growth Index  7.05% 16.50%   10.70%*
* Index performance is from 10/1/01.

FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2007 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                          Class A Class B Class E
-----------------------------------------------------------------
Management Fee                             0.86%   0.86%   0.86%
-----------------------------------------------------------------
12b-1 Fees                                 None    0.25%   0.15%
-----------------------------------------------------------------
Other Expenses                             0.06%   0.06%   0.06%
-----------------------------------------------------------------
Total Annual Portfolio Operating Expenses  0.92%   1.17%   1.07%
-----------------------------------------------------------------

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES

         Class A  Class B  Class E
-----------------------------------
1 Year   $     94 $    120 $    110
-----------------------------------
3 Years  $    295 $    374 $    342
-----------------------------------
5 Years  $    511 $    647 $    593
-----------------------------------
10 Years $  1,135 $  1,427 $  1,311
-----------------------------------

                        BLACKROCK HIGH YIELD PORTFOLIO

INVESTMENT OBJECTIVE:

To maximize total return, consistent with income generation and prudent investment management.

PRINCIPAL INVESTMENT STRATEGY:

The Portfolio will invest primarily in non-investment grade bonds with maturities of ten years or less. The Portfolio will normally invest at least 80% of its assets in high yield bonds, including convertible and preferred securities. The high yield securities (commonly called "junk bonds") acquired by the Portfolio will generally be in the lower rating categories of the major rating agencies (BB or lower by Standard & Poor's Ratings Group ("S&P") or Ba or lower by Moody's Investors Service, Inc. ("Moody's")) or will be determined by the Adviser to be of similar quality. Split rate bonds will be considered to have the higher credit rating. The Portfolio may invest up to 10% of its assets in non-dollar denominated bonds of issuers located outside of the United States. The Portfolio's investment in non-dollar denominated bonds may be on a currency hedged or unhedged basis.

The Adviser evaluates sectors of the high yield market and individual bonds within these sectors. Securities are purchased for the Portfolio when the Adviser determines that they have the potential for above-average total return.

To add additional diversification, the Adviser can invest in a wide range of securities, including corporate bonds, mezzanine investments, collateralized bond obligations ("CBOs"), bank loans and mortgage-backed and asset-backed securities. The Portfolio can also invest, to the extent consistent with its investment goal, in non-U.S. and emerging market securities and currencies. The Portfolio may invest in securities of any rating, and may invest up to 10% of its assets (measured at the time of investment) in distressed securities that are in default or the issuers of which are in bankruptcy. These securities involve considerable risk and have significant uncertainties regarding the issuer's current or future ability to make interest and principal payments. Typically, the Adviser will invest in distressed securities when it believes they are undervalued.

The Adviser team may, when consistent with the Portfolio's investment goal, buy or sell options or futures on a security or an index of securities, or enter into credit default swaps (up to 15% of its assets) and interest rate or foreign currency transactions, including swaps (collectively, commonly known as derivatives). The Portfolio typically uses derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk. The Portfolio may also use derivatives for leverage, in which case their use would involve leveraging risk. The Portfolio may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as reverse repurchase agreements or dollar rolls).

PRIMARY RISKS:


The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail starting on page 95, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:


  .  Market risk

  .  Interest rate risk

  .  Credit risk

  .  High yield debt security risk

  .  Foreign investment risk

If the Portfolio invests in high yield securities that are rated C or below, the Portfolio will incur significant risk in addition to the risks generally associated with investments in high yield securities. Distressed securities frequently do not produce income while they are outstanding. The Portfolio may purchase distressed securities that are in default or the issuers of which are in bankruptcy. The Portfolio may be required to bear certain extraordinary expenses in order to protect and recover its investment. The Portfolio will be subject to significant uncertainty as to when and in what manner and for what value the obligations evidenced by the distressed securities will eventually be satisfied.

Mezzanine securities (which are subordinated securities which receive payments of interest and principal after other more senior security holders are paid) carry the risk that the issuer will not be able to meet its obligations and that the equity securities purchased with the mezzanine investments may lose value.

The market for bank loans may not be highly liquid and the Portfolio may have difficulty selling them. These investments expose the Portfolio to the credit risk of both the financial institution and the underlying borrower.

The pool of high yield securities underlying CBOs is typically separated into groupings called tranches representing different degrees of credit quality. The higher quality tranches have greater degree of protection and pay lower interest rates. The lower tranches, with greater risk, pay higher interest rates.

The Portfolio also makes investments in residential and commercial mortgage-backed securities and other asset-backed securities. The characteristics of these mortgage-backed and asset-backed securities differ from traditional fixed income securities.

Mortgage-related securities may be issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or may be issued by private issuers and as such are not guaranteed by the U.S. Government, its agencies or instrumentalities. Like other debt securities, changes in interest rates generally affect the value of a mortgage-backed security. Additionally, some mortgage-backed securities may be structured so that they may be particularly sensitive to interest rates.

Investments in mortgage-related securities are also subject to special risks of prepayment. Prepayment risk occurs when the issuer of a security can prepay the principal prior to the security's maturity. Securities subject to prepayment risk, including the collateralized mortgage obligations and other mortgage-related securities that the Portfolio can buy, generally offer less potential for gains when prevailing interest rates decline, and have greater potential for loss when interest rates rise, depending upon the coupon of the underlying securities. The impact of prepayments on the price of a security may be difficult to predict and may increase the volatility of the price. In addition, early repayment of mortgages underlying these securities may expose the Portfolio to lower rate of return when it reinvests the principal. Further, the Portfolio may buy mortgage-related securities at a premium. Accelerated prepayments on those securities could cause the Portfolio to lose a portion of its principal investment represented by the premium the Portfolio paid.

If interest rates rise rapidly, prepayments may occur at slower rates than expected, which could have the effect of lengthening the expected maturity of a short- or medium-term security. That could cause its value to fluctuate more widely in response to changes in interest rates. In turn, this could cause the value of the Portfolio's shares to fluctuate more.

Non-mortgage asset-backed securities are not issued or guaranteed by the U.S. Government or its agencies or government-sponsored entities. In the event of failure of these securities or of mortgage-related securities issued by private issuers to pay interest or repay principal, the assets backing these securities such as automobiles or credit card receivables may be insufficient to support the payments on the securities.

The Portfolio may invest in securities prior to their date of issue. These securities could fall in value by the time they are actually issued, which may be any time from a few days to over a year.

The Portfolio's investments in derivatives can significantly increase the Portfolio's exposure to market risk or credit risk of the counter party. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the relevant assets, rates and indices.

Some transactions may give rise to a form of leverage. These transactions may include, among others, derivatives, reverse repurchase agreements and dollar rolls, and may expose the Portfolio to greater risk and increase its costs. To mitigate leverage risk, the Adviser will segregate liquid assets on the books of the Portfolio or otherwise cover the transactions. The use of leverage may cause the Portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Increases and decreases in the value of the securities held by the Portfolio will be magnified when the Portfolio uses leverage. The Portfolio will also have to pay interest on its borrowing, reducing the Portfolio's return. This interest expense may be greater than the Portfolio's return on the underlying investment.

The Portfolio may invest up to 10% of its assets in non-dollar denominated bonds of issuers located outside of the United States. Non-dollar and non-U.S. securities involve risks not typically associated with investing in U.S. securities. These risks include, but are not limited to: currency risks (the risk that the value of interest paid on non-dollar and non-U.S. securities, or the value of the securities themselves, may fall if currency exchange rates change), the risk that a security's value will be hurt by changes in non-U.S. political or social conditions, including changes in policies restricting investment, the possibility of heavy taxation, nationalization or expropriation of assets and more difficulty obtaining information on non-U.S. securities or companies. In addition, non-dollar and non-U.S. securities may be harder to sell and may be subject to wider price movements than comparable investments in U.S. companies. There is also less government regulation of non-U.S. securities markets.

The use of credit default transactions is a highly specialized activity that involves investment techniques and risks that are different from those associated with ordinary portfolio securities transactions. If the Adviser is incorrect in its forecasts of the interest rates, currency exchange rates or market values or its assessments of the credit risks, relevant to these transactions that it enters, the investment performance of the Portfolio may be less favorable than it would have been if the Portfolio had not entered into them.

Because these arrangements are bi-lateral agreements between the Portfolio and its counterparty, each party is exposed to the risk of default by the other. In addition, they may involve a small investment of cash compared to the risk assumed with the result that small changes may produce disproportionate and substantial gains or losses to the Portfolio. However, the Portfolio's obligations under swap agreements generally are collateralized by cash or government securities based on the amount by which the value of the payments that the Portfolio is required to pay exceed the value of the payments that its counterparty is required to make. The Portfolio segregates liquid assets equal to any difference between that excess and the amount of collateral that they are required to provide. Conversely, the Portfolio requires their counterparties to provide collateral on a comparable basis except in those instances in which the Adviser is satisfied with the claims paying ability of the counterparty without such collateral.

PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

The performance shown below is the performance of the Portfolio's Class A shares, the Portfolio's only Class outstanding prior to April 28, 2008. Class B shares of the Portfolio are first being offered on April 28, 2008. The historical performance shown for the Portfolio's Class A shares prior to May 1, 2006 is the performance of the Portfolio's predecessor fund managed by a different investment adviser. The assets of the Federated High Yield Portfolio of The Travelers Series Trust were transferred to the Portfolio on May 1, 2006. Effective August 21, 2006, BlackRock Financial Management, Inc. became the Portfolio's Adviser. Investment performance information prior to that date is attributable to the Portfolio's former investment adviser.

 PORTFOLIO MANAGEMENT:


..  BlackRock Financial Management, Inc. see page 116

..  For financial highlights see page 142



The bar chart below shows you the performance of the Portfolio's Class A shares for the last ten calendar years and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart.

               Year-by-Year Total Return as of 12/31 of Each Year

                                    [CHART]

  98      99      00      01      02      03      04      05     06     07
------  ------  ------  ------  ------  ------  ------  ------  -----  -----
 4.71%   3.14%  -8.15%   1.94%   3.72%  22.39%  10.38%   2.55%  9.81%  2.70%

                     High Quarter:     2nd - 2003     +7.75%
                     Low Quarter:      4th - 2000     -6.50%

The table below compares the Portfolio's Class A shares' average annual compounded total returns for the 1-, 5- and 10-year periods through 12/31/07 with the Lehman Brothers U.S. Corporate High Yield Bond - 2% Issuer Cap Index ("Lehman HY"). The Lehman HY Index is an unmanaged index that covers the universe of fixed rate non-investment grade debt. Pay-in-kind bonds, Eurobonds and debt issues from emerging market countries are excluded. There is a maximum 2% limit on issuers held in the Index. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.

Average Annual Total Return as of 12/31/07
-----------------------------------------
                  1 Year  5 Year  10 Year
 ---------------  ------- ------- -------
Class A            2.70%   9.34%   5.06%
Lehman HY Index    2.27%  10.91%   5.51%
                   ----   -----    ----


For information on BlackRock Financial Management, Inc.'s prior performance with a comparable fund, see page 117.

FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2007 and are expressed as a percentage of the Portfolio's average daily net assets. The amounts for the Class B shares of the Portfolio are based on the expenses of the Portfolio's Class A shares, as adjusted to include applicable 12b-1 fees. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                          Class A Class B
---------------------------------------------------------
Management Fee                             0.60%   0.60%
---------------------------------------------------------
12b-1 Fees                                 None    0.25%
---------------------------------------------------------
Other Expenses                             0.13%   0.13%
---------------------------------------------------------
Total Annual Portfolio Operating Expenses  0.73%   0.98%
---------------------------------------------------------

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES

         Class A  Class B
--------------------------
1 Year   $     75 $    100
--------------------------
3 Years  $    234 $    314
--------------------------
5 Years  $    407 $    544
--------------------------
10 Years $    909 $  1,206
--------------------------

                      BLACKROCK LARGE CAP CORE PORTFOLIO

INVESTMENT OBJECTIVE:

Long-term capital growth.

PRINCIPAL INVESTMENT STRATEGY:

The Portfolio invests primarily in a diversified portfolio of equity securities of large cap companies located in the United States. Normally, the Portfolio invests at least 80% of its assets in equity securities of large cap companies selected from among those that are, at the time of purchase, included in the Russell 1000 Index (the "Index"). As of February 29, 2008, the Index included companies with market capitalizations between $305 million and $490 billion. The size of the companies in the Index changes with market conditions and composition of the Index. The Portfolio uses an investment approach that blends growth (investing in equity securities that the Adviser believes have good prospects for earnings growth) and value (investing in equity securities that are priced below what the Adviser believes to be their worth) and will seek to outperform its benchmark index, the Russell 1000 Index.

The Adviser uses a quantitative model to look for companies that are consistent with the Portfolio's strategy. The Adviser looks for strong relative earnings growth, preferring internal growth and unit growth to growth resulting from a company's pricing structure. A company's stock price relative to its earnings and book value is also examined. If the Adviser believes that a company is overvalued, the company will not be considered for investment. After the initial screening is performed, the Adviser relies on fundamental analysis, using both internal and external research, to optimize its quantitative model to choose companies the Adviser believes have strong, sustainable earnings growth with current momentum at attractive price valuations.

In seeking to outperform the Portfolio's benchmark index, the Adviser reviews potential investments using certain criteria that are based on the securities in the benchmark index. These criteria currently include the following:

  .  relative price-to-earnings and price-to-book ratios

  .  stability and quality of earnings momentum and growth

  .  weighted median market capitalization of the portfolio

  . allocation among the economic sectors of the portfolio as compared to its benchmark index

  .  weighted individual stocks within the applicable index

In seeking to achieve its investment objective, the Portfolio may also invest in options and futures and other forms of derivatives.

PRIMARY RISKS:


The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail starting on page 95, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:


  .  Market risk

  .  Market capitalization risk

  .  Investment style risk

The Portfolio's investments in derivatives can significantly increase the Portfolio's exposure to market risk and credit risk of the counterparty. Derivatives can also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the relevant assets, rates and indices.

PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

The performance shown below is the performance of the Portfolio's Class A shares, the Portfolio's oldest Class. The historical performance shown for the Portfolio's Class A shares prior to May 1, 2006 is the performance of the Portfolio's predecessor fund managed both by the Adviser's predecessor using the same investment objective and strategy as the Portfolio and by another investment adviser using the same investment objective. The assets of the Mercury Large Cap Core Portfolio of The Travelers Series Trust were transferred to the Portfolio on May 1, 2006.

The bar chart below shows you the performance of the Portfolio's Class A shares for each full calendar year since inception and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart. Effective November 17, 2003, Merrill Lynch Investment Managers, L.P. became the Adviser to the Mercury Large Cap Core Portfolio of The Travelers Series Trust. Information prior to that date is attributable to the Portfolio's former investment adviser. Effective October 1, 2006, BlackRock Advisors, LLC became the Portfolio's Adviser.



                Year-by-Year Total Return as of 12/31 of Each Year

                                    [CHART]

 1999     2000     2001     2002     2003     2004     2005     2006     2007
------   ------   ------   ------   ------   ------   ------   ------   ------
23.67%   -5.58%  -22.43%  -25.14%   21.16%   15.89%   12.05%   14.25%    6.55%

                      High Quarter: 4th-1999  +21.71%
                      Low Quarter:  3rd-2001  -19.36%









 PORTFOLIO MANAGEMENT:


..  BlackRock Advisors, LLC see page 116

..  For financial highlights see page 143

The table below compares the Portfolio's Class A, Class B and Class E shares' average annual compounded total returns for the 1- and 5-year periods and since inception through 12/31/07, as applicable, with the Russell 1000 Index, a widely recognized unmanaged index that measures the stock performance of the 1000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.

  Average Annual Total Return as of 12/31/07
----------------------------------------------
                             Since   Inception
             1 Year 5 Year Inception   Date
------------ ------ ------ --------- ---------
Class A       6.55% 13.88%   3.30%    3/23/98
Class B         --     --    0.92%    4/30/07
Class E         --     --    1.00%    4/30/07
Russell 1000
 Index        5.77% 13.43%   5.00%*
* Index performance is from 3/31/98.

FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2007 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                          Class A Class B Class E
-----------------------------------------------------------------
Management Fee                             0.58%   0.58%   0.58%
-----------------------------------------------------------------
12b-1 Fees                                 None    0.25%   0.15%
-----------------------------------------------------------------
Other Expenses                             0.07%   0.06%   0.06%
-----------------------------------------------------------------
Total Annual Portfolio Operating Expenses  0.65%   0.89%   0.79%
-----------------------------------------------------------------

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES

         Class A  Class B  Class E
-----------------------------------
1 Year   $     67 $     91 $     81
-----------------------------------
3 Years  $    209 $    285 $    253
-----------------------------------
5 Years  $    363 $    495 $    440
-----------------------------------
10 Years $    812 $  1,100 $    981
-----------------------------------

                     CLARION GLOBAL REAL ESTATE PORTFOLIO

INVESTMENT OBJECTIVE:

Total return through investment in real estate securities, emphasizing both capital appreciation and current income.

PRINCIPAL INVESTMENT STRATEGY:

Under normal market conditions, the Portfolio will invest at least 80% of its assets in a portfolio of equity securities of companies that are principally engaged in the real estate industry. In selecting investments for the Portfolio, the Portfolio's Adviser will select companies that derive at least 50% of their total revenues or earnings from owning, operating, developing and/or managing real estate. This portion of the Portfolio will have investments located in a number of different countries, including the U.S. As a general matter, the Portfolio expects these investments to be in common stocks of large-, mid- and small-sized companies, including real estate investment trusts and similarly situated real estate companies outside the U.S. ("REITs"). The Portfolio may invest in companies located in countries with emerging securities markets.

The Portfolio's Adviser uses a multi-step investment process for constructing the Portfolio's investment portfolio that combines top-down region and sector allocation with bottom-up individual stock selection.

First, the Adviser selects sectors and geographic regions in which to invest, and determines the degree of representation of such sectors and regions, through a systematic evaluation of public and private property market trends and conditions. Second, the Adviser uses an in-house valuation process to identify investments with superior current income and growth potential relative to their peers. This in-house valuation process examines several factors including:

  .  value and property;

  .  capital structure; and

  .  management and strategy.

PRIMARY RISKS:


The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail starting on page 95, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:


  .  Market risk

  .  Real estate investment risk

  .  Foreign investment risk

  .  Market capitalization risk

  .  Investment style risk

In addition, investments in emerging markets include all of the risks of investments in foreign securities and are subject to severe price declines. The economic and political structures of developing nations, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity. Such countries may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners and economies based on only a few industries. For these reasons, all of the risks of investing in foreign securities are heightened by investing in emerging market countries. The markets of developing countries have been more volatile than the markets of developed countries with more mature economies. These markets often have provided significantly higher or lower rates of return than developed markets, and significantly greater risks, to investors.

PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

The bar chart below shows you the performance of the Portfolio's Class B shares for each full calendar year since its inception and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart. Effective April 28, 2008, ING Clarion Real Estate Securities L.P. became the Portfolio's Adviser. Investment performance prior to that date is attributable to the Portfolio's former investment adviser.

                                    [CHART]

Year-by-Year Total Return as of 12/31 of Each Year

  05        06         07
------    ------     ------
13.29%    37.58%    -15.01%

High Quarter: 1st-2006  +14.88%
Low Quarter:  2nd-2007   -9.48%



 PORTFOLIO MANAGEMENT:


..  ING Clarion Real Estate Securities L.P. see page 118

..  For financial highlights see page 146

The table below compares the Portfolio's Class A, Class B and Class E shares' average annual compounded total returns for the 1-year period and from inception through 12/31/07 with the FTSE NAREIT Equity Index, the Portfolio's benchmark prior to April 28, 2008, and with the FTSE EPRA/NAREIT Global Real Estate Index, the Portfolio's benchmark effective April 28, 2008. The FTSE NAREIT Equity Index is an unmanaged index that measures the performance of all publicly traded equity REITs. The FTSE EPRA/NAREIT Global Real Estate Index is designed to capture the performance of institutional quality property companies operating in North America, Europe, Asia, and Australia. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.

           Average Annual Total Return as of 12/31/07
----------------------------------------------------------------
                                               Since   Inception
                                     1 Year  Inception   Date
------------------------------------ ------  --------- ---------
Class A                              -14.79%   16.14%   5/1/04
Class B                              -15.01%   15.85%   5/1/04
Class E                              -14.86%   15.99%   5/1/04
FTSE NAREIT Equity REIT Index        -15.69%   16.59%*
FTSE EPRA/NAREIT Global Real
 Estate Index                         -6.96%   22.18%*
* Index performance is from 4/30/04.


For information on ING Clarion Real Estate Securities L.P.'s prior performance with a comparable fund see page 118.


FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2007 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                          Class A Class B Class E
-----------------------------------------------------------------
Management Fee                            0.61%   0.61%   0.61%
-----------------------------------------------------------------
12b-1 Fees                                None    0.25%   0.15%
-----------------------------------------------------------------
Other Expenses                            0.04%   0.04%   0.04%
-----------------------------------------------------------------
Total Annual Portfolio Operating Expenses 0.65%   0.90%   0.80%
-----------------------------------------------------------------

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES

         Class A  Class B  Class E
-----------------------------------
1 Year   $     67 $     92 $     82
-----------------------------------
3 Years  $    209 $    288 $    256
-----------------------------------
5 Years  $    363 $    500 $    446
-----------------------------------
10 Years $    812 $  1,112 $    993
-----------------------------------

                       DREMAN SMALL CAP VALUE PORTFOLIO

INVESTMENT OBJECTIVE:

Capital appreciation.

PRINCIPAL INVESTMENT STRATEGY:

The Portfolio normally invests at least 80% of its assets in common stocks and other equity securities of small U.S. companies. The Portfolio defines a small company as one with a market capitalization at the time of investment that is no greater than the typical largest market capitalization of a company in the Russell 2000 Value Index (the "Index"). The size of companies in the Index changes with market conditions and the composition of the Index. As of February 29, 2008, the largest market capitalization of a company in the Index was $6.8 billion.

The Adviser focuses its stock selection process on small companies with below market price-to-earnings ratios. The Adviser also identifies value opportunities in small companies by low price compared to book value, cash flow and yield. Individual companies are analyzed to identify those that are fundamentally sound and appear to have strong potential for earnings and dividend growth over the Index.

From the remaining group of stocks, the Adviser then completes its fundamental analysis and purchases for the Portfolio what are believed to be the most attractive stocks, drawing on analysis of economic outlooks or various industries. The Adviser may favor companies from different industries at different times, which leads to sector and industry over and under weights in the Portfolio relative to the Index. Even so, diversification is an important characteristic of the Adviser's investment philosophy.

The Portfolio may invest up to 15% of its assets in real estate investment trusts.

PRIMARY RISKS:


The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail starting on page 95, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:


  .  Market risk

  .  Market capitalization risk

  .  Investment style risk

  .  Real estate investment risk

PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

The performance shown below is the performance of the Portfolio's Class A shares, the Portfolio's only Class outstanding prior to April 28, 2008. Class B shares of the Portfolio are first being offered on April 28, 2008. The historical performance shown for the Portfolio's Class A shares prior to May 1, 2006 is the performance of the Portfolio's predecessor fund managed both by the Adviser using the same investment objective and strategy as the Portfolio and by another investment adviser using the same investment objective as the Portfolio but a different (quantitative) investment strategy. The assets of the Style Focus Series: Small Cap Value Portfolio of The Travelers Series Trust were transferred to the Portfolio on May 1, 2006. The performance shown below for the Portfolio's Class A shares prior to May 1, 2006 is the historical performance of the Style Focus Series: Small Cap Value Portfolio of The Travelers Series Trust (from May 1, 2005 to April 30, 2006).


The bar chart below shows you the performance of the Portfolio's Class A shares for each full calendar year since inception and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart.



               Year-by-Year Total Return as of 12/31 of Each Year

                                    [CHART]

                             06                  07
                            -----              -----
                            24.23%             -0.97%

High Quarter:   1st - 2006      +14.30%
Low Quarter:    4th - 2007       -4.70%

The table below compares the Portfolio's Class A shares average annual compounded total returns for the 1-year period and since inception through 12/31/07 with the Russell 2000 Value Index, an unmanaged index that measures the stock performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.

    Average Annual Total Return as of 12/31/07
---------------------------------------------------
                                  Since   Inception
                         1 Year Inception   Date
------------------------ ------ --------- ---------
Class A                  -0.97%   13.35%   5/2/05
Russell 2000 Value Index -9.78%    9.73%*
* Index performance is from 4/30/05.


For information on Dreman Value Management, LLC's prior performance with a comparable fund, see page 119.



 PORTFOLIO MANAGEMENT:


..  Dreman Value Management, LLC see page 119

..  For financial highlights see page 149

FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2007, as adjusted to assume that current contractual fees and expenses were in effect for all of 2007, and are expressed as a percentage of the Portfolio's average daily net assets. The amounts for the Class B shares of the Portfolio are based on the expenses of the Portfolio's Class A shares, as adjusted to include applicable 12b-1 fees. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                           Class A Class B
------------------------------------------ ------- -------
Management Fee                              0.79%   0.79%
----------------------------------------------------------
12b-1 Fees                                  None    0.25%
----------------------------------------------------------
Other Expenses                              0.13%   0.13%
----------------------------------------------------------
Total Annual Portfolio Operating Expenses*  0.92%   1.17%
----------------------------------------------------------

        * The Manager and the Trust have entered into an Expense Limitation Agreement whereby the total Annual Portfolio Operating Expenses for the Class A and Class B shares of the Portfolio will not exceed 1.10% and 1.35%, respectively, for the period ended April 30, 2009 and in any year in which the Agreement is in effect. Under certain circumstances, any fees waived or expenses reimbursed by the Manager may, with the approval of the Trust's Board of Trustees, be repaid to the Manager.

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same and that all expense limitations remain in effect only for the period ended April 30, 2009. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES

         Class A  Class B
--------------------------
1 Year   $     94 $    120
--------------------------
3 Years  $    295 $    374
--------------------------
5 Years  $    511 $    647
--------------------------
10 Years $  1,135 $  1,427
--------------------------

                    HARRIS OAKMARK INTERNATIONAL PORTFOLIO

INVESTMENT OBJECTIVE:

Long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGY:

Under normal market conditions, the Portfolio invests primarily in common stocks of non-U.S. companies. The Portfolio may invest in mature markets (examples are Japan, Canada, and the United Kingdom) and in less developed markets (examples are Mexico, Brazil, and Korea). Ordinarily, the Portfolio will invest in the securities of at least five countries outside the U.S. There are no geographic limits on the Portfolio's foreign investments, but the Portfolio does not expect to invest more than 35% of its assets in securities of companies based in emerging markets. The Portfolio may invest in the equity securities of companies of any market capitalization.

The Portfolio's Adviser uses a value investment style in selecting equity securities for the Portfolio. The Adviser believes that over time, a company's stock price converges with its true business value. By "true business value" the Adviser means its estimate of the price that is determined by the cash it generates. The Adviser believes that investing in equity securities priced significantly below what is believed to be the true business value presents the best opportunity to achieve the Portfolio's investment objective. The Adviser uses this value philosophy to identify companies that it believes have discounted stock prices compared to the companies' true business values.

PRIMARY RISKS:


The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail starting on page 95, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:


  .  Market risk

  .  Foreign investment risk

  .  Market capitalization risk

  .  Investment style risk

In addition, investments in emerging markets include all of the risks of investments in foreign securities and are subject to severe price declines. The economic and political structures of developing nations, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity. Such countries may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners and economies based on only a few industries. For these reasons, all of the risks of investing in foreign securities are heightened by investing in emerging market countries. The markets of developing countries have been more volatile than the markets of developed countries with more mature economies. These markets often have provided significantly higher or lower rates of return than developed markets, and significantly greater risks, to investors.

 PORTFOLIO MANAGEMENT:


..  Harris Associates L.P. see page 120

..  For financial highlights see page 150



PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.


The bar chart below shows you the performance of the Portfolio's Class B shares, the Portfolio's oldest Class, for each full calendar year since its inception and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart. Effective January 1, 2003, Harris Associates L.P. became the Portfolio's Adviser. Investment performance information prior to that date is attributable to the Portfolio's former investment adviser.


Year-by-Year Total Return as of 12/31 of Each Year

                                     [CHART]

  02       03      04      05       06      07
------   ------  ------  ------   ------  ------
-18.09%  34.96%  20.52%  14.24%   28.85%  -1.12%



High Quarter:   2nd - 2003      +24.90%
Low Quarter:    3rd - 2002      -16.81%

The table below compares the Portfolio's Class A, Class B and Class E shares' average annual compounded total returns for the 1- and 5-year periods and from inception through 12/31/07 with the Morgan Stanley Capital International Europe, Australia and Far East ("MSCI EAFE" Index), a widely recognized unmanaged index which is an aggregate of 15 individual country indices that collectively represent many of the major markets of the world. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.

   Average Annual Total Return as of 12/31/07
-------------------------------------------------
                                Since   Inception
                1 Year 5 Year Inception   Date
--------------- ------ ------ --------- ---------
Class A         -0.86% 19.12%   12.02%    1/2/02
Class B         -1.12% 18.81%   12.88%   10/9/01
Class E         -1.00% 18.94%   12.57%    4/1/02
MSCI EAFE Index 11.63% 22.08%   15.39%*
* Index performance is from 10/1/01.

FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2007 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                          Class A Class B Class E
-----------------------------------------------------------------
Management Fee                             0.77%   0.77%   0.77%
-----------------------------------------------------------------
12b-1 Fees                                 None    0.25%   0.15%
-----------------------------------------------------------------
Other Expenses                             0.09%   0.08%   0.08%
-----------------------------------------------------------------
Total Annual Portfolio Operating Expenses  0.86%   1.10%   1.00%
-----------------------------------------------------------------

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES

         Class A  Class B  Class E
-----------------------------------
1 Year   $     88 $    113 $    103
-----------------------------------
3 Years  $    275 $    352 $    320
-----------------------------------
5 Years  $    479 $    609 $    555
-----------------------------------
10 Years $  1,064 $  1,346 $  1,229
-----------------------------------

                             JANUS FORTY PORTFOLIO

INVESTMENT OBJECTIVE:

Capital appreciation.

PRINCIPAL INVESTMENT STRATEGY:

The Portfolio normally invests in a core group of 20-40 common stocks selected for their growth potential. The Portfolio may invest in companies of any size, from larger, well-established companies to smaller, emerging growth companies. The Adviser selects stocks primarily through a company analysis, with a focus on identifying prospective capital growth. The Adviser uses a bottom up approach to evaluate stocks and looks at companies one at a time to determine if a company is an attractive investment opportunity and consistent with the Portfolio's investment policies. The Portfolio is non-diversified which means that it can invest a greater portion of its assets in a small number of issuers.


The Portfolio may invest a significant portion of its assets in stocks selected for their growth potential. The Portfolio may also invest without limit in foreign securities and up to 35% of its assets in debt securities including bonds rated below investment grade ("junk bonds").


PRIMARY RISKS:


The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail starting on page 95, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:


  .  Market risk

  .  Interest rate risk

  .  Credit risk

  .  Foreign investment risk

  .  Market capitalization risk

  .  Investment style risk

In addition, because the Portfolio may invest its assets in a small number of issuers, the Portfolio is more susceptible to any single economic, political or regulatory event affecting those issuers than is a diversified portfolio.

PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

The performance shown below is the performance of the Portfolio's Class A shares, the Portfolio's oldest Class. The historical performance shown for the Portfolio's Class A shares prior to May 1, 2006 is the performance of the Portfolio's predecessor fund managed by the Adviser using the same investment objective and strategy as the Portfolio. The assets of the Capital Appreciation Fund were transferred to the Portfolio on May 1, 2006.

The bar chart below shows you the performance of the Portfolio's Class A shares for the last ten calendar years and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart.


               Year-by-Year Total Return as of 12/31 of Each Year

                                    [CHART]

  1998    1999     2000    2001    2002   2003    2004    2005    2006   2007
------  ------  ------  -------  -------  -------  ------ ------ ------ ------
61.63%  53.52%  -21.88%  -26.09%  -25.09%  24.91% 19.53% 18.19%   3.08% 30.46%

High Quarter 4th - 1999 +34.85%
Low Quarter: 1st - 2001 -20.81%


The table below compares the Portfolio's Class A, Class B and Class E shares' average annual compounded total returns for the 1-, 5- and 10-year periods and from inception through 12/31/07, as applicable, with the S&P 500 Index, a widely recognized unmanaged index that measures the stock performance of 500 large- and medium-sized companies and is often used to indicate the performance of the overall stock market and the Russell 1000 Growth Index, an unmanaged index that measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.

      Average Annual Total Return as of 12/31/07
-------------------------------------------------------
                                      Since   Inception
              1 Year 5 Year 10 Year Inception   Date
------------- ------ ------ ------- --------- ---------
Class A       30.46% 18.87%  9.80%       --         --
Class B          --     --     --     22.21%   4/28/07
Class E          --     --     --     22.30%   4/28/07
S&P 500 Index  5.49% 12.83%  5.91%       --
Russell 1000
 Growth Index 11.81% 12.10%  3.83%       --



 PORTFOLIO MANAGEMENT:


..  Janus Capital Management LLC see page 120

..  For financial highlights see page 153

FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2007 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                          Class A Class B Class E
-----------------------------------------------------------------
Management Fee                             0.65%   0.65%   0.65%
-----------------------------------------------------------------
12b-1 Fees                                 None    0.25%   0.15%
-----------------------------------------------------------------
Other Expenses                             0.05%   0.06%   0.06%
-----------------------------------------------------------------
Total Annual Portfolio Operating Expenses  0.70%   0.96%   0.86%
-----------------------------------------------------------------

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES

         Class A  Class B  Class E
-----------------------------------
1 Year   $     72 $     98 $     88
-----------------------------------
3 Years  $    225 $    307 $    275
-----------------------------------
5 Years  $    391 $    533 $    479
-----------------------------------
10 Years $    873 $  1,182 $  1,064
-----------------------------------

                           LAZARD MID CAP PORTFOLIO

INVESTMENT OBJECTIVE:

Long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGY:

The Portfolio seeks to meet its objective by investing, normally, at least 80% of its net assets in equity securities, including convertible securities, of mid-cap companies. In complying with this 80% investment requirement, the Portfolio's investments may include synthetic instruments. Synthetic instruments are investments that have economic characteristics similar to the Portfolio's direct investments, and may include warrants, futures, options, exchange-traded funds and American Depositary Receipts. The Portfolio considers a company to be a mid-cap company if it has a market capitalization, at the time of purchase, within the range of the largest and smallest capitalized companies included in the Russell Midcap Index during the most recent 11-month period (based on month-end data) plus the most recent data during the current month.

The Portfolio may invest up to 20% of its net assets in equity securities of companies in other market capitalization ranges and in investment grade debt securities. The Portfolio may also invest up to 25% of its total assets in foreign securities. For risk management purposes, the Portfolio may hold a portion of its assets in cash or cash equivalents, including money market instruments.

In selecting investments, the portfolio managers seek to identify those companies that are, in their view, undervalued relative to current or projected earnings, or the current market value of assets owned by the company. The primary emphasis of the portfolio managers' search for undervalued equity securities is in four categories: (1) out-of-favor cyclical growth companies;
(2) established growth companies that are undervalued compared to historical relative valuation parameters; (3) companies where there is early but tangible evidence of improving prospects which are not yet reflected in the value of the companies' equity securities; and (4) companies whose equity securities are selling at prices that do not yet reflect the current market value of their assets.

PRIMARY RISKS:


The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail starting on page 95, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:


  .  Market risk

  .  Foreign investment risk

  .  Market capitalization risk

  .  Investment style risk

 PORTFOLIO MANAGEMENT:


..  Lazard Asset Management LLC see page 120

..  For financial highlights see page 156



The Portfolio's investments in derivatives can significantly increase the Portfolio's exposure to market risk or credit risk of the counterparty. Derivatives can also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the relevant assets, rates and indices.

PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

The bar chart below shows you the performance of the Portfolio's Class B shares, the Portfolio's oldest Class, for each full calendar year since its inception and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart. Effective December 19, 2005, Lazard Asset Management LLC became the Portfolio's Adviser. Investment performance information prior to that date is attributable to the Portfolio's former investment adviser.

               Year-by-Year Total Return as of 12/31 of Each Year

                                    [CHART]

                    02       03      04      05      06      07
                  -------  ------  ------  ------  ------  ------
                  -10.82%  26.03%  14.32%   8.06%  14.67%  -2.71%

                      High Quarter: 2nd - 2003 +15.66%
                      Low Quarter:  3rd - 2002 -14.33%

The table below compares the Portfolio's Class A, Class B and Class E shares' average annual compounded total returns for the 1- and 5-year periods and from inception through 12/31/07 with the Russell Midcap Index. The Russell Midcap Index measures the performance of the 800 companies in the Russell 1000 Index with the lowest market capitalization. These companies are considered representative of medium-sized companies. The median market capitalization was approximately $3.99 billion as of January 31, 2008. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.

   Average Annual Total Return as of 12/31/07
-------------------------------------------------
                                Since   Inception
               1 Year 5 Years Inception   Date
-------------- ------ ------- --------- ---------
Class A        -2.47%  11.96%    7.91%    1/2/02
Class B        -2.71%  11.72%    9.01%   10/9/01
Class E        -2.64%  11.82%    7.09%    4/1/02
Russell Midcap
 Index          5.60%  18.21%   14.00%*
* Index performance is from 10/1/01.


For information on Lazard Asset Management LLC's prior performance with a comparable fund, see page 121.


FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2007 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                           Class A Class B Class E
------------------------------------------ ------- ------- -------
Management Fee                              0.69%   0.69%   0.69%
------------------------------------------------------------------
12b-1 Fees                                  None    0.25%   0.15%
------------------------------------------------------------------
Other Expenses                              0.07%   0.06%   0.06%
------------------------------------------------------------------
Total Annual Portfolio Operating Expenses*  0.76%   1.00%   0.90%
------------------------------------------------------------------

        * The Manager and the Trust have entered into an Expense Limitation Agreement whereby the total Annual Portfolio Operating Expenses for the Class A, Class B and Class E shares of the Portfolio will not exceed 0.80%, 1.05% and 0.95%, respectively, for the period ended April 30, 2009 and in any year in which the Agreement is in effect. Under certain circumstances, any fees waived or expenses reimbursed by the Manager may, with the approval of the Trust's Board of Trustees, be repaid to the Manager.

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same and that all expense limitations remain in effect only for the period ended April 30, 2009. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES

         Class A  Class B  Class E
-----------------------------------
1 Year   $     78 $    103 $     92
-----------------------------------
3 Years  $    244 $    320 $    288
-----------------------------------
5 Years  $    424 $    555 $    500
-----------------------------------
10 Years $    945 $  1,229 $  1,112
-----------------------------------

                LEGG MASON PARTNERS AGGRESSIVE GROWTH PORTFOLIO

INVESTMENT OBJECTIVE:

Capital appreciation.

PRINCIPAL INVESTMENT STRATEGY:


The Portfolio invests primarily in common stocks that the Adviser believes are experiencing, or will experience, growth in earnings that exceeds the average rate of earnings growth of companies which comprise the S&P 500 Index. The Portfolio may invest in the securities of large, well-known companies that offer prospects of long-term earnings growth. However, because higher earnings growth rates are often achieved by small- to medium-sized companies, a significant portion of the Portfolio's assets may be invested in the securities of such companies.

The Adviser emphasizes individual security selection while diversifying the Portfolio's investments across industries, which may help to reduce risk. The Adviser focuses primarily, but not exclusively, on emerging growth companies that have passed their "start up" phase and show positive earnings and the prospect of achieving significant profit gains beginning in the two to three years after the Portfolio acquires their stocks. When evaluating an individual stock, the Adviser considers whether the company may benefit from:

  .  New technologies, products or services

  .  New cost reducing measures

  .  Changes in management

  .  Favorable changes in government regulations

The Portfolio is classified as a "non-diversified" company under the Investment Company Act of 1940, as amended, which means that it may invest in a smaller number of companies than many other funds. Although the Portfolio is classified as non-diversified, the Portfolio is managed as a diversified Portfolio by the Adviser.


PRIMARY RISKS:


The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail starting on page 95, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:


  .  Market risk

  .  Market capitalization risk

  .  Investment style risk

Because the Portfolio may invest its assets in a small number of issuers, the Portfolio is more susceptible to any single economic, political or regulatory event affecting those issuers than is a diversified portfolio.

 PORTFOLIO MANAGEMENT:


..  ClearBridge Advisors, LLC see page 122

..  For financial highlights see page 159



PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

The bar chart below shows you the performance of the Portfolio's Class B shares, the Portfolio's oldest Class, for each full calendar year since its inception and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart. Effective October 1, 2006, ClearBridge Advisors, LLC became the Portfolio's Adviser. Investment performance prior to that date is attributable to the Portfolio's former investment adviser.

               Year-By-Year Total Return as of 12/31 of Each Year

                                     [CHART]

        02          03          04          05           06          07
       ----        ----        ----        ----         ----        ----
     -27.83%      30.90%       8.44%       13.58%      -1.74%       2.27%

       High Quarter:                 2nd - 2003                 +12.90%
       Low Quarter:                  3rd - 2002                 -16.13%


The table below compares the Portfolio's Class A, Class B and Class E shares' average annual compounded total returns for the 1- and 5-year periods and from inception through 12/31/07, as applicable, with the Russell 3000 Growth Index, an unmanaged index that measures the performance of those Russell 3000 companies with higher price to book ratios and higher forecasted growth values. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.

         Average Annual Total Return as of 12/31/07
------------------------------------------------------------
                                           Since   Inception
                          1 Year 5 Years Inception   Date
------------------------- ------ ------- --------- ---------
Class A                    2.60%  10.36%    2.83%    1/2/02
Class B                    2.27%  10.13%   -2.08%   2/12/01
Class E                    2.32%     --     9.56%   4/17/03
Russell 3000 Growth Index 11.40%  12.42%   -0.43%*
* Index performance is from 1/31/01.


For information on ClearBridge Advisors, LLC's prior performance with a comparable fund see page 122.

FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2007 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE

Annual Portfolio Operating Expenses, (expenses that are deducted from Portfolio assets)

                                          Class A Class B Class E
-----------------------------------------------------------------
Management Fee                             0.62%   0.62%   0.62%
-----------------------------------------------------------------
12b-1 Fees                                 None    0.25%   0.15%
-----------------------------------------------------------------
Other Expenses                             0.05%   0.05%   0.05%
-----------------------------------------------------------------
Total Annual Portfolio Operating Expenses  0.67%   0.92%   0.82%
-----------------------------------------------------------------

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES

         Class A  Class B  Class E
-----------------------------------
1 Year   $     69 $     94 $     84
-----------------------------------
3 Years  $    215 $    295 $    263
-----------------------------------
5 Years  $    374 $    511 $    457
-----------------------------------
10 Years $    837 $  1,135 $  1,017
-----------------------------------

                       LEGG MASON VALUE EQUITY PORTFOLIO

INVESTMENT OBJECTIVE:

Long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGY:

The Portfolio normally invests at least 80% of its net assets in equity securities that the Adviser believes offer the potential for capital growth. The Portfolio primarily invests in common stocks and may also invest in other types of equity securities. The Portfolio may invest in U.S. issuers and up to 25% of its total assets in foreign issuers. The Portfolio generally invests in companies with market capitalizations greater than $5 billion, but may invest in companies of any size.

The Adviser follows a value discipline in selecting securities, and therefore seeks to purchase securities at large discounts to the Adviser's assessment of their intrinsic value. Intrinsic value, according to the Adviser, is the value of the company measured, to different extents depending on the type of company, on factors such as, but not limited to, the discounted value of its projected future free cash flows, the company's ability to earn returns on capital in excess of its cost of capital, private market values of similar companies and the costs to replicate the business. The Adviser may also consider qualitative factors, such as an assessment of the company's products, competitive positioning, strategy, industry economics and dynamics and regulatory frameworks. Securities may be undervalued due to, among other things, uncertainty arising from the limited availability of accurate information, economic growth and change, changes in competitive conditions, technological change, investor overreaction to negative news or events, and changes in government policy or geopolitical dynamics.

The Adviser takes a long-term approach to investing, generally characterized by long holding periods and low portfolio turnover.

The Portfolio may invest up to 20% of its total assets in long-term debt securities of companies with similar characteristics to those listed above.

The Portfolio is classified as a "non-diversified" company under the Investment Company Act of 1940, as amended, which means that it may invest in a smaller number of companies than many other funds. Under normal circumstances, the Adviser expects to invest in 30 to 60 companies.

PRIMARY RISKS:


The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail starting on page 95, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:


  .  Market risk

  .  Investment style risk

  .  Interest rate risk

  .  Credit risk

  .  Market capitalization risk

  .  Foreign investment risk

In addition, investments in emerging markets include all of the risks of investments in foreign securities and are subject to severe price declines. The economic and political structures of developing nations, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity. Such countries may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners and economies based on only a few industries. For these reasons, all of the risks of investing in foreign securities are heightened by investing in emerging markets countries. The markets of developing countries have been more volatile than the markets of developed countries with more mature economies. These markets often have provided significantly higher or lower rates of return than developed markets, and significantly greater risks, to investors.

Furthermore, because the Portfolio may invest its assets in a small number of issuers, the Portfolio is more susceptible to any single economic, political or regulatory event affecting those issuers than is a diversified portfolio.

PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

The bar chart below shows you the performance of the Portfolio's Class B shares for each full calendar year since its inception and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart.

                Year-by-Year Total Return as of 12/31 of Each Year

                                    [CHART]

                                06          07
                              ------      ------
                               6.58%      -5.91%

                        High Quarter: 4th - 2006    +9.88%
                        Low Quarter:  4th - 2007    -8.81%







 PORTFOLIO'S MANAGEMENT:


..  Legg Mason Capital Management, Inc. see page 122

..  For financial highlights see page 162

The table below compares the Portfolio's Class A, Class B and Class E shares' average annual compounded total returns for the 1-year period and from inception through 12/31/07 with the S&P 500 Index, a widely recognized unmanaged index that measures the stock performance of 500 large- and medium-sized companies and is often used to indicate the performance of the overall stock market. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.

Average Annual Total Return as of 12/31/07
----------------------------------------
                         Since   Inception
                1 Year Inception   Date
-------------   ------ --------- ---------
Class A         -5.72%    3.29%   11/1/05
Class B         -5.91%    3.09%   11/1/05
Class E         -5.81%    0.88%    5/1/06
S&P 500 Index    5.49%   11.59%*
* Index performance is from 10/31/05.


For information on Legg Mason Capital Management, Inc.'s prior performance with a comparable fund, see page 123.


FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2007 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                          Class A Class B Class E
-----------------------------------------------------------------
Management Fee                              0.63%   0.63%   0.63%
-----------------------------------------------------------------
12b-1 Fees                                 None     0.25%   0.15%
-----------------------------------------------------------------
Other Expenses                              0.04%   0.04%   0.04%
-----------------------------------------------------------------
Total Annual Portfolio Operating Expenses   0.67%   0.92%   0.82%
-----------------------------------------------------------------

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES

         Class A  Class B  Class E
-----------------------------------
1 Year   $     69 $     94 $     84
-----------------------------------
3 Years  $    215 $    295 $    263
-----------------------------------
5 Years  $    374 $    511 $    457
-----------------------------------
10 Years $    837 $  1,135 $  1,017
-----------------------------------

                    LOOMIS SAYLES GLOBAL MARKETS PORTFOLIO

INVESTMENT OBJECTIVE:

High total investment return through a combination of capital appreciation and income.

PRINCIPAL INVESTMENT STRATEGY:

The Portfolio invests primarily in equity and fixed income securities of U.S. and foreign issuers, including securities of issuers located in countries with emerging securities markets. The Adviser's Global Asset Allocation Group allocates the Portfolio's assets among the following four sectors.

  .  Domestic equities

  .  International equities

  .  Domestic fixed income securities

  .  International fixed income securities

In deciding how to allocate the Portfolio's assets among the four sectors, the Adviser attempts to determine the relative attractiveness of each of the four sectors based on fundamental factors such as economic cycles, relative interest rates, stock market valuations, and currency considerations.

In deciding which domestic and international equity securities to buy and sell, the Adviser generally looks for companies that it believes have the potential for superior earnings growth relative to current value.

In deciding which domestic and international fixed income securities to buy and sell, the Adviser generally looks for securities that it believes are undervalued and have the potential for credit upgrades. The Adviser may hedge currency risk for the Portfolio if it believes the outlook for a particular foreign currency is unfavorable.

The Portfolio may engage in foreign currency hedging transactions and options and futures transactions. The Portfolio also may invest in collateralized mortgage obligations, convertible securities, U.S. and foreign government securities, mortgage-backed securities, mortgage dollar rolls, depositary receipts, forward commitments, when-issued, delayed-delivery securities, and real estate investment trusts.

PRIMARY RISKS:


The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail starting on page 95, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:


  .  Market risk

  .  Market capitalization risk

  .  Investment style risk

  .  Foreign investment risk

  .  Real estate investment risk

  .  Interest rate risk

  .  Credit risk

In addition, investments in emerging markets include all of the risks of investments in foreign securities and are subject to severe price declines. The economic and political structures of developing nations, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity. Such countries may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners and economies based on only a few industries. For these reasons, all of the risks of investing in foreign securities are heightened by investing in emerging markets countries. The markets of developing countries have been more volatile than the markets of developed countries with more mature economies. These markets often have provided significantly higher or lower rates of return than developed markets, and significantly greater risks, to investors.

Mortgage-related securities may be issued or guaranteed by the U.S. Government, its agencies or instrumentalities or may be issued by private issuers and as such are not guaranteed by the U.S. Government, its agencies or instrumentalities. Like other debt securities, changes in interest rates generally affect the value of a mortgage-backed security. Additionally, some mortgage-backed securities may be structured so that they may be particularly sensitive to interest rates.

Investments in mortgage-related securities are also subject to special risks of prepayment. Prepayment risk occurs when the issuer of a security can prepay the principal prior to the security's maturity. Securities subject to prepayment risk, including the collateralized mortgage obligations and other mortgage-related securities that the Portfolio can buy, generally offer less potential for gains when prevailing interest rates decline, and have greater potential for loss when interest rates rise depending upon the coupon of the underlying securities. The impact of prepayments on the price of a security may be difficult to predict and may increase the volatility of the price. In addition, early repayment of mortgages underlying these securities may expose the Portfolio to a lower rate of return when it reinvests the principal. Further, the Portfolio may buy mortgage-related securities at a premium. Accelerated prepayments on those securities could cause the Portfolio to lose a portion of its principal investment represented by the premium the Portfolio paid.

If interest rates rise rapidly, prepayments may occur at slower rates than expected, which could have the effect of lengthening the expected maturity of a short- or medium-term security. That could cause its value to fluctuate more widely in response to changes in interest rates. In turn, this could cause the value of the Portfolio's shares to fluctuate more.

The Portfolio's investments in derivatives can significantly increase the Portfolio's exposure to market risk or credit risk of the counterparty. Derivatives can also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the relevant assets, rates and indices.

 PORTFOLIO MANAGEMENT:


..  Loomis, Sayles & Company, L.P. see page 123

..  For financial highlights see page 165



PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

The bar chart below shows you the performance of the Portfolio's Class B shares for each full calendar year since its inception. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart.


                  Year-by-Year Total Return as of 12/31

                                [CHART]

                                  2007
                                 ------
                                 27.85%

     High Quarter:    3rd - 2007     +8.98%
     Low Quarter:     1st - 2007     +2.81%



The table below compares the Portfolio's Class A and Class B shares' average annual compounded total returns for the 1-year period and since inception through 12/31/07 with the MSCI World Index and the Citigroup World Government Bond Index ("Citigroup WGBI"). MSCI World Index is an unmanaged full-float adjusted market capitalization index that is designed to measure global developed market equity performance. The Citigroup WGBI is a market capitalization weighted index consisting of the government bond markets of the following countries: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Italy, Japan, Netherlands, Spain, Sweden, Switzerland, United Kingdom, and United States. Country eligibility is determined based upon market capitalization and investability criteria. The index includes all fixed-rate bonds with a remaining maturity of one year or longer and with amounts outstanding of at least the equivalent of U.S. $25 million. Government securities typically exclude floating or variable rate bonds, U.S./Canadian savings bonds and private placements. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.


Average Annual Total Return as of 12/31/07
-------------------------------------------
                          Since   Inception
                 1 Year Inception   Date
---------------- ------ --------- ---------
Class A          28.09%   19.22%   5/1/06
Class B          27.85%   18.84%   5/1/06
MSCI World Index  9.57%   11.65%*
Citigroup WGBI   10.95%    8.70%*
* Index performance is from 4/30/06.

For information on Loomis, Sayles & Company, L.P.'s prior performance with a comparable fund, see page 124.


FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2007 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                          Class A Class B
---------------------------------------------------------
Management Fee                             0.68%   0.68%
---------------------------------------------------------
12b-1 Fees                                 None    0.25%
---------------------------------------------------------
Other Expenses                             0.06%   0.09%
---------------------------------------------------------
Total Annual Portfolio Operating Expenses  0.74%   1.02%
---------------------------------------------------------

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES

         Class A  Class B
--------------------------
1 Year   $     76 $    105
--------------------------
3 Years  $    237 $    326
--------------------------
5 Years  $    413 $    566
--------------------------
10 Years $    921 $  1,253
--------------------------

                     LORD ABBETT BOND DEBENTURE PORTFOLIO

INVESTMENT OBJECTIVE:

To provide high current income and the opportunity for capital appreciation to produce a high total return.

PRINCIPAL INVESTMENT STRATEGY:

To pursue its goal, the Portfolio, under normal circumstances, will invest at least 80% of its net assets, in bonds, debentures and other fixed income securities. The Portfolio allocates its assets principally among fixed income securities in four market sectors: U.S. investment grade securities, U.S. high yield securities, foreign securities (including emerging market securities) and convertible securities. These securities may include: all types of bonds, debentures, mortgage-related and other asset-backed securities, high-yield and investment grade debt securities, U.S. Government securities, equity-related securities such as convertibles and debt securities with warrants and emerging market debt securities. Under normal circumstances, the Portfolio invests in each of the four sectors described above. However, the Portfolio may invest substantially all of its assets in any one sector at any time, subject to the limitation that at least 20% of the Portfolio's net assets must be invested in any combination of investment grade debt securities, U.S. Government securities and cash equivalents. The Portfolio may invest up to 15% of its assets in credit default swaps. The Portfolio may invest up to 20% of its net assets in equity securities, including common stocks, preferred stocks, convertible preferred stocks, warrants and similar instruments. The Portfolio may invest up to 20% of its net assets in foreign securities.

The Adviser will actively manage the Portfolio and seek unusual values, particularly in lower-rated debt securities, some of which are convertible into common stocks or have warrants attached to purchase common stocks. In selecting lower-rated bonds for investment, the Adviser does not rely upon ratings, which evaluate only the safety of principal and interest, not market value risk, and which, furthermore, may not accurately reflect an issuer's current financial condition. The Portfolio does not have any minimum rating criteria for its investments in bonds and some issuers may default as to principal and/or interest payments subsequent to the purchase of their securities. Through portfolio diversification, good credit analysis and attention to current developments and trends in interest rates and economic conditions, the Adviser believes that investment risk may be reduced, although there is no assurance that losses will not occur.

The Portfolio normally invests in long-term debt securities when the Adviser believes that interest rates in the long run will decline and prices of such securities generally will be high. When the Adviser believes that long-term interest rates will rise, it may shift the Portfolio into short-term debt. Under normal circumstances, the average duration of the Portfolio's debt securities will be between 3 and 7 years with an average maturity of 5 to 12 years.

Capital appreciation may be obtained by investing in:

  .  debt securities when the trend of interest rates is expected to be down

  . convertible debt securities or debt securities with warrants attached entitling the holder to purchase common stock

  . debt securities of issuers in financial difficulties when, in the view of the Adviser, the problems giving rise to such difficulties can be successfully resolved, with a consequent improvement in the credit standing of the issuers (such investments involve corresponding risks that interest and principal payments may not be made if such difficulties are not resolved)

  .  equity securities

The Portfolio may invest up to 20% of its net assets, at market value, in debt and equity securities primarily traded in foreign countries.

The Portfolio may hold or sell any property or securities which it may obtain through the exercise of conversion rights or warrants or as a result of any reorganization, recapitalization or liquidation proceedings for any issuer of securities owned by it. In no event will the Portfolio voluntarily purchase any securities other than debt securities, if, at the time of such purchase or acquisition, the value of the property and securities, other than debt securities, in the Portfolio is greater than 20% of the value of its net assets.

PRIMARY RISKS:


The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail starting on page 95, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:


  .  Market risk

  .  Interest rate risk

  .  Credit risk

  .  High yield debt security risk

  .  Foreign investment risk

  .  Market capitalization risk

  .  Investment style risk

The use of credit default transactions is a highly specialized activity that involves investment techniques and risks that are different from those associated with ordinary portfolio securities transactions. If the Adviser is incorrect in its forecasts of the interest rates, currency exchange rates or market values or its assessments of the credit risks, relevant to these transactions that it enters, the investment performance of the Portfolio may be less favorable than it would have been if the Portfolio had not entered into them.

Because these arrangements are bi-lateral agreements between the Portfolio and its counterparty, each party is exposed to the risk of default by the other. In addition, they may involve a small investment of cash compared to the risk assumed with the result that small changes may produce disproportionate and substantial gains or losses to the Portfolio. However, the Portfolio's obligations under swap agreements generally are collateralized by cash or government securities based on the amount by which the value of the payments that the Portfolio is required to pay exceed the value of the payments that its counterparty is required to make. The

 PORTFOLIO MANAGEMENT:


..  Lord, Abbett & Co. LLC see page 125

..  For financial highlights see page 167


Portfolio segregates liquid assets equal to any difference between that excess and the amount of collateral that they are required to provide. Conversely, the Portfolio requires their counterparties to provide collateral on a comparable basis except in those instances in which the Adviser is satisfied with the claims paying ability of the counterparty without such collateral.

PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

The performance shown below for the period February 12, 2001 through December 31, 2007 is the performance of the Portfolio's Class A shares, the Portfolio's oldest Class. The historical performance shown for the Portfolio's Class A shares prior to February 12, 2001 is the performance of the Portfolio's predecessor fund (Bond Debenture Portfolio, a series of Cova Series Trust, which commenced operations on May 1, 1996) managed by the Adviser using the same investment objective and strategy as the Portfolio. The assets of the predecessor fund were transferred to the Portfolio on February 12, 2001.

The bar chart below shows you the performance of the Portfolio's Class A shares for the last ten calendar years and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart.

               Year-by-Year Total Return as of 12/31 of Each Year

                                    [CHART]


  98      99      00      01      02      03      04     05     06      07
------  ------  ------  ------  ------  ------  ------  -----  -----  ------
6.26%   3.40%   0.87%   3.76%   -0.39%  19.52%   8.43%  1.81%  9.35%   6.85%

High Quarter:   2nd - 2003    +7.25%
Low Quarter:    3rd - 1998    -4.31%

The table below compares the Portfolio's Class A, Class B and Class E shares' average annual compounded total returns for the 1-, 5- and 10-year periods through 12/31/07, as applicable, with the Credit Suisse First Boston High Yield Index, the Lehman Brothers Aggregate Bond Index, the Merrill Lynch High Yield Master II Constrained Index and a Hybrid Index. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.

The Credit Suisse First Boston High Yield Index is a market-weighted index that includes publicly traded bonds rated below BBB by S&P and Baa by Moody's. The Lehman Brothers Aggregate Bond Index is a widely recognized unmanaged index which is a broad measure of the taxable bonds in the U.S. market, with maturities of at least one year. The Merrill Lynch High Yield Master II Constrained Index is a market value-weighted index of all domestic and Yankee high-yield bonds, including deferred interest bonds and payment-in-kind securities. Issues included in the Index have maturities of one year or more and have a credit rating lower than BBB-/Baa3, but are not in default. The Hybrid Index consists of 60% Merrill Lynch High Yield Master II Constrained Index, 20% Lehman Brothers Aggregate Bond Index and 20% Merrill Lynch All Convertible Index. (The Merrill Lynch All Convertible Index is an unmanaged market-capitalization weighted index of domestic corporate convertible securities.)

Effective April 30, 2007, the Lehman Brothers Aggregate Bond Index replaced the Credit Suisse First Boston High Yield Index as the primary benchmark of the Portfolio and the Merrill Lynch High Yield Master II Constrained Index and the Hybrid Index became secondary benchmarks of the Portfolio.

                Average Annual Total Return as of 12/31/07
-------------------------------------------------------------------------
                                                     1 Year 5 Year 10 Year
---------------------------------------------------- ------ ------ -------
Class A                                               6.85%  9.04%  5.85%
Class B                                               6.55%  8.75%    --
Class E                                               6.73%  8.87%    --
Credit Suisse First Boston High Yield Index           2.66% 10.97%  6.10%
Lehman Brothers Aggregate Bond Index                  6.96%  4.42%  5.97%
Merrill Lynch High Yield Master II Constrained Index  2.19% 10.76%  5.51%
Hybrid Index                                          3.40%  9.39%  6.00%

FEES AND EXPENSES:


The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2007 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                          Class A Class B Class E
-----------------------------------------------------------------
Management Fee                             0.49%   0.49%   0.49%
-----------------------------------------------------------------
12b-1 Fees                                 None    0.25%   0.15%
-----------------------------------------------------------------
Other Expenses                             0.05%   0.04%   0.04%
-----------------------------------------------------------------
Total Annual Portfolio Operating Expenses  0.54%   0.78%   0.68%
-----------------------------------------------------------------

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES

         Class A Class B Class E
--------------------------------
1 Year    $ 55    $ 80    $ 70
--------------------------------
3 Years   $174    $250    $218
--------------------------------
5 Years   $302    $435    $380
--------------------------------
10 Years  $678    $969    $849
--------------------------------

                    LORD ABBETT GROWTH AND INCOME PORTFOLIO

INVESTMENT OBJECTIVE:

Long-term growth of capital and income without excessive fluctuation in market value.

PRINCIPAL INVESTMENT STRATEGY:

To pursue this objective, the Portfolio primarily purchases equity securities of large, seasoned, U.S. and multinational companies that the Adviser believes are undervalued. Under normal circumstances, the Portfolio will invest at least 80% of its net assets in equity securities of large companies. A large company is defined as a company having a market capitalization at the time of purchase that falls within the market capitalization range of companies in the Russell 1000 Index, a widely-used benchmark for large-cap stock performance. As of February 29, 2008, the market capitalization range of the Russell 1000 Index was $305 million to $490.2 billion. This range varies daily. Equity securities in which the Portfolio may invest may include common stocks, preferred stocks, convertible securities, warrants, and similar instruments. Common stocks, the most familiar type of equity security, represent an ownership interest in a company.

In selecting investments, the Portfolio attempts to invest in securities selling at reasonable prices in relation to the Adviser's assessment of their potential value. While there is the risk that an investment may never reach what the Adviser believes is its full value or may go down in value, the Adviser's emphasis on large, seasoned company value stocks may limit the Portfolio's downside risk because value stocks are believed to be underpriced, and large, seasoned company stocks tend to be less volatile than the stocks of smaller companies.

PRIMARY RISKS:


The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail starting on page 95, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:


  .  Market risk

  .  Market capitalization risk

  .  Investment style risk

PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

 PORTFOLIO MANAGEMENT:


..  Lord, Abbett & Co. LLC see page 125

..  For financial highlights see page 170



The performance shown below for the period February 12, 2001 through December 31, 2007 is the performance of the Portfolio's Class A shares, the Portfolio's oldest Class. The historical performance shown for the Portfolio's Class A shares prior to February 12, 2001 is the performance of the Portfolio's predecessor funds managed by the Adviser using the same investment objective and strategy as the Portfolio. On January 8, 1999 substantially all of the assets of the Growth and Income Portfolio of Lord Abbett Series Fund, Inc. were transferred to the Lord Abbett Growth and Income Portfolio, a series of Cova Series Trust. The assets of the Lord Abbett Growth and Income Portfolio of Cova Series Trust were transferred to the Portfolio on February 12, 2001. The performance shown below for the Portfolio's Class A shares is the historical performance of the Lord Abbett Growth and Income Portfolio of Cova Series Trust (from January 8, 1999 through February 11, 2001) and of the Growth and Income Portfolio of Lord Abbett Series Fund, Inc. (from December 11, 1989 through January 7, 1999).

The bar chart below shows you the performance of the Portfolio's Class A shares for the last ten calendar years and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart.

               Year-by-Year Total Return as of 12/31 of Each Year

                                     [CHART]

  98      99      00       01      02       03      04      05     06      07
------  ------  ------  ------   ------  -------  ------  ------  -----  ------
12.89%  16.56%  14.68%  -5.73%  -17.95%  31.06%   12.92%  3.68%   18.03%  4.01%

                    High Quarter:   2nd - 2003      +17.86%
                    Low Quarter:    3rd - 2002      -19.80%


The table below compares the Portfolio's Class A and Class B shares' average annual compounded total returns for the 1-, 5- and 10-year periods through 12/31/07, as applicable, with the S&P 500 Index, a widely recognized unmanaged index that measures the stock performance of 500 large- and medium-sized companies and is often used to indicate the performance of the overall stock market. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.

Average Annual Total Return as of 12/31/07
-----------------------------------------
                1 Year   5 Year   10 Year
 -------------  -------- -------- -------
Class A          4.01%   13.50%    8.20%
Class B          3.72%   13.22%      --
S&P 500 Index    5.49%   12.83%    5.91%

FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2007 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)



                                          Class A Class B
---------------------------------------------------------
Management Fee                             0.49%   0.49%
---------------------------------------------------------
12b-1 Fees                                 None    0.25%
---------------------------------------------------------
Other Expenses                             0.03%   0.03%
---------------------------------------------------------
Total Annual Portfolio Operating Expenses  0.52%   0.77%
---------------------------------------------------------



EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES



         Class A Class B
------------------------
1 Year    $ 53    $ 79
------------------------
3 Years   $167    $247
------------------------
5 Years   $291    $429
------------------------
10 Years  $654    $957
------------------------

                      LORD ABBETT MID CAP VALUE PORTFOLIO

INVESTMENT OBJECTIVE:

Capital appreciation through investments, primarily in equity securities, which are believed to be undervalued in the marketplace.

PRINCIPAL INVESTMENT STRATEGY:

To pursue this goal, the Portfolio normally invests at least 80% of its net assets in equity securities of mid-sized companies. A mid-sized company is defined as a company having a market capitalization at the time of purchase that falls within the market capitalization range of companies in the Russell Midcap Index, a widely-used benchmark for mid-cap stock performance. As of February 29, 2008, the market capitalization range of the Russell Midcap Index was $305 million to $49.62 billion. This range varies daily. Equity securities in which the Portfolio may invest include common stocks, convertible bonds, convertible preferred stocks, warrants and similar instruments. Common stocks, the most familiar type of equity security, represent an ownership interest in a company.

In selecting investments, the Portfolio, using a value approach, tries to identify stocks of companies that have the potential for significant market appreciation, due to growing recognition of improvement in their financial results, or increasing anticipation of such improvement. In trying to identify those companies, we look for such factors as:

  .  changes in the economic and financial environment

  .  new or improved products or services

  .  new or rapidly expanding markets

  .  changes in management or structure of the company

  .  price increases due for the company's products or services

  . improved efficiencies resulting from new technologies or changes in distribution

  . changes in governmental regulations, political climate or competitive conditions

PRIMARY RISKS:


The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail starting on page 95, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:


  .  Market risk

  .  Market capitalization risk

  .  Investment style risk

PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

The performance shown below for the period February 12, 2001 through December 31, 2007 is the performance of the Portfolio's Class A shares, the Portfolio's oldest Class. The historical performance shown for the Portfolio's Class A shares prior to February 12, 2001 is the performance of the Portfolio's predecessor fund (Mid-Cap Value Portfolio, a series of Cova Series Trust, which commenced operations on August 20, 1997) managed by the Adviser using the same investment objective and strategy as the Portfolio. The assets of the predecessor fund were transferred to the Portfolio on February 12, 2001.

The bar chart below shows you the performance of the Portfolio's Class A shares, the Portfolio's oldest class, for the last ten calendar years and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart.

               Year-by-Year Total Return as of 12/31 of Each Year

                                     [CHART]

 1998   1999   2000   2001    2002   2003  2004  2005   2006   2007
------ ------ ------ ------ ------ ------ ----- ------ ------ ------
 2.57%  5.71% 52.97%  8.10% -9.31% 26.15% 24.82% 8.28% 12.49% 0.90%

High Quarter:    2nd - 1999     16.83%
Low Quarter:     3rd - 1998    -17.02%




 PORTFOLIO MANAGEMENT:


..  Lord, Abbett & Co. LLC see page 125

..  For financial highlights see page 172

The table below compares the Portfolio's Class A and Class B shares' average annual compounded total returns for the 1-, 5- and 10-year periods through 12/31/07, as applicable with the Russell Midcap Index, a widely recognized unmanaged index measuring the broad market performance of the 800 smallest companies in the Russell 1000 Index and with the S&P MidCap 400/Citigroup Value Index, a market capitalization-weighted index of the stocks in the S&P 400 Index having low price-to-book ratios. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.

     Average Annual Total Return as of 12/31/07
----------------------------------------------------
                                1 Year 5 Year 10 Year
------------------------------- ------ ------ -------
Class A                          0.90% 14.12%  11.98%
Class B                          0.60% 13.83%     --
Russell Midcap Index             5.60% 18.21%   9.91%
S&P Midcap 400/ Citigroup Value
 Index                           2.65% 15.36%   8.52%

FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2007 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                          Class A Class B
---------------------------------------------------------
Management Fee                             0.67%   0.67%
---------------------------------------------------------
12b-1 Fees                                 None    0.25%
---------------------------------------------------------
Other Expenses                             0.08%   0.09%
---------------------------------------------------------
Total Annual Portfolio Operating Expenses  0.75%   1.01%
---------------------------------------------------------

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES

         Class A  Class B
--------------------------
1 Year   $     77 $    104
--------------------------
3 Years  $    241 $    323
--------------------------
5 Years  $    418 $    560
--------------------------
10 Years $    933 $  1,241
--------------------------

                   MFS(R) EMERGING MARKETS EQUITY PORTFOLIO

INVESTMENT OBJECTIVE:

Capital appreciation.

PRINCIPAL INVESTMENT STRATEGY:

The Portfolio normally invests at least 80% of its net assets in equity securities of issuers that are tied economically to emerging market countries. Emerging market countries may include countries determined to have emerging market economies, taking into account a number of factors, including whether a particular country has a low-to-middle-income economy according to the International Bank for Reconstruction and Development (the World Bank), the country's foreign currency debt rating, its political and economic stability and the development of its financial and capital markets. These countries include those located in Latin America, Asia, Africa, the Middle East and the developing countries of Europe, primarily Eastern Europe. The Portfolio's Adviser may invest a relatively high percentage of the Portfolio's assets in a single issuer or a small number of issuers.

The Portfolio may invest in companies of any size.

The Portfolio's Adviser may invest a relatively high percentage of the Portfolio's assets in a single country, a small number of countries, or a particular geographic region.

The Portfolio's Adviser uses a bottom-up investment approach in buying and selling investments for the Portfolio. Investments are selected primarily based on fundamental analysis of issuers and their potential in light of their current financial condition and industry position, and market, economic, political, and regulatory conditions. Factors considered may include analysis of earnings, cash flows, competitive position, and management ability. Quantitative analysis of these and other factors may also be considered.

PRIMARY RISKS:


The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail starting on page 95, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:


  .  Market risk

  .  Market capitalization risk

  .  Investment style risk

  .  Foreign investment risk

In addition, investments in emerging markets include all of the risks of investments in foreign securities and are subject to severe price declines. The economic and political structures of developing nations, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity. Such countries may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners and economies based on only a few industries. For these reasons, all of the risks of investing in foreign securities are heightened by investing in emerging markets countries. The markets of developing countries have been more volatile than the markets of developed countries with more mature economies. These markets often have provided significantly higher or lower rates of return than developed markets, and significantly greater risks, to investors.

Because the Portfolio may invest a relatively large percentage of its assets in a single issuer or small number of issuers, the Portfolio's performance could be closely tied to the value of that one issuer or issuers, and could be more volatile than the performance of more diversified portfolios.

The Portfolio may invest a substantial amount of its assets in issuers located in a single country, a limited number of countries, or a particular geographic region. If the Portfolio focuses its investments in this manner, it assumes the risk that economic, political and social conditions in those countries or regions will have a significant impact on its investment performance.

PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

The bar chart below shows you the performance of the Portfolio's Class B shares for each full calendar year since its inception. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart.


                  Year-by-Year Total Return as of 12/31

                                [CHART]

                                  2007
                                 ------
                                 36.62%

               High Quarter:     2nd - 2007           +12.01%
               Low Quarter:      1st - 2007            +2.29%









 PORTFOLIO MANAGEMENT:


..  Massachusetts Financial Services Company see page 125

..  For financial highlights see page 174

The table below compares the Portfolio's Class A and Class B shares' average annual compounded total returns for the 1-year period and from inception through 12/31/07 with the Morgan Stanley Capital International (MSCI) Emerging Free Index. The MSCI Emerging Markets Free Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. As of June 2007 the MSCI Emerging Markets Index consisted of the following 25 emerging market country indices: Argentina, Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Israel, Jordan, Korea, Malaysia, Mexico, Morocco, Pakistan, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand, and Turkey. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.

   Average Annual Total Return as of 12/31/07
------------------------------------------------
                               Since   Inception
                      1 Year Inception   Date
--------------------- ------ --------- ---------
Class A               36.93%   25.00%   5/1/06
Class B               36.62%   24.65%   5/1/06
MSCI Emerging Markets
 Free Index           39.78%   29.72%*
* Index performance is from 4/30/06.


For information on Massachusetts Financial Services Company's prior performance with a comparable fund, see page 126.


FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2007 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                           Class A Class B
----------------------------------------------------------
Management Fee                              1.00%   1.00%
----------------------------------------------------------
12b-1 Fees                                  None    0.25%
----------------------------------------------------------
Other Expenses                              0.25%   0.27%
----------------------------------------------------------
Total Annual Portfolio Operating Expenses*  1.25%   1.52%
----------------------------------------------------------

         * The Manager and the Trust have entered into an Expense Limitation Agreement whereby the total Annual Portfolio Operating Expenses for the Class A and Class B shares of the Portfolio will not exceed 1.30% and 1.55%, respectively, for the period ended April 30, 2009 and in any year in which the Agreement is in effect. Under certain circumstances, any fees waived or expenses reimbursed by the Manager may, with the approval of the Trust's Board of Trustees, be repaid to the Manager.

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same and that all expense limitations remain in effect only for the period ended April 30, 2009. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES

         Class A  Class B
--------------------------
1 Year   $    128 $    156
--------------------------
3 Years  $    399 $    484
--------------------------
5 Years  $    690 $    835
--------------------------
10 Years $  1,518 $  1,823
--------------------------

                    MFS(R) RESEARCH INTERNATIONAL PORTFOLIO

INVESTMENT OBJECTIVE:

Capital appreciation.

PRINCIPAL INVESTMENT STRATEGY:

The Portfolio normally invests its assets primarily in foreign equity securities, including emerging market equity securities.

The Portfolio may invest a relatively high percentage of its assets in a single country, a small number of countries, or a particular geographic region.

In selecting investments for the Portfolio, the Portfolio's Adviser is not constrained to any particular investment style. The Portfolio's Adviser may invest the Portfolio's assets in the stocks of companies it believes to have above average earnings growth potential compared to other companies (growth companies), in the stocks of companies it believes are undervalued compared to their perceived worth (value companies), or in a combination of growth and value companies.

The Portfolio may invest in companies of any size.

A team of investment research analysts selects investments for the Portfolio. The Portfolio's Adviser allocates the Portfolio's assets to analysts by broad market sectors. The Adviser uses a bottom-up approach in buying and selling investments for the Portfolio.

Investments are selected primarily based on fundamental analysis of issuers and their potential in light of their current financial condition and industry position, and market, economic, political, and regulatory conditions. Factors considered may include analysis of earnings, cash flows, competitive position, and management ability. Quantitative analysis of these and other factors may also be considered.

PRIMARY RISKS:


The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail starting on page 95, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:


  .  Market risk

  .  Foreign investment risk

  .  Market capitalization risk

  .  Investment style risk

The Portfolio may invest a substantial amount of its assets in issuers located in a single country, or a limited number of countries, or a particular geographic region. If the Portfolio focuses its investments in this manner, it assumes the risk that economic, political and social conditions in those countries or regions will have a significant impact on its investment performance.

In addition, investments in emerging markets include all of the risks of investments in foreign securities and are subject to severe price declines. The economic and political structures of developing nations, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity. Such countries may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners and economics based on only a few industries. For these reasons, all of the risks of investing in foreign securities are heightened by investing in emerging markets countries. The markets of developing countries have been more volatile than the markets of developed countries with more mature economies. These markets often have provided significantly higher or lower rates of return than developed markets, and significantly greater risks, to investors.

PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

The bar chart below shows you the performance of the Portfolio's Class B shares, the Portfolio's oldest Class, for each full calendar year since its inception and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart.

               Year-by-Year Total Return as of 12/31 of Each Year

                                    [CHART]


   02     03       04      05       06       07
-------  ------  ------  ------   ------   ------
-11.80%  32.04%  19.56%  16.42%   26.56%   13.29%

High Quarter: 4th - 2003 +15.97%
Low Quarter:  3rd - 2002 -14.58%





 PORTFOLIO MANAGEMENT:


..  Massachusetts Financial Services Company see page 125

..  For financial highlights see page 176

The table below compares the Portfolio's Class A, Class B and Class E shares' average annual compounded total returns for the 1- and 5-year periods and from inception through 12/31/07 with the Morgan Stanley Capital International Europe, Australia and Far East ("MSCI EAFE") Index, a widely recognized unmanaged index which is an aggregate of 15 individual country indices that collectively represent many of the major markets of the world, and the MSCI ACWI (All Country World Index), a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. As of June 2007 the MSCI ACWI consisted of 48 country indices comprising 23 developed and 25 emerging market country indices. The developed market country indices included are: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States. The emerging market country indices included are: Argentina, Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Israel, Jordan, Korea, Malaysia, Mexico, Morocco, Pakistan, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand, and Turkey. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.

       Average Annual Total Return as of 12/31/07
---------------------------------------------------------
                                        Since   Inception
                       1 Year 5 Years Inception   Date
---------------------- ------ ------- --------- ---------
Class A                13.60%  21.65%   11.74%    5/1/01
Class B                13.29%  21.39%   10.37%   2/12/01
Class E                13.38%  21.49%   15.54%  10/31/01
MSCI EAFE Index        11.63%  22.08%    8.90%*
MSCI All Country World
 (Ex.-U.S.) Index      17.12%  24.52%   10.75%*
* Index performance is from 2/1/01.

FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2007 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                          Class A Class B Class E
----------------------------------------- ------- ------- -------
Management Fee                             0.70%   0.70%   0.70%
-----------------------------------------------------------------
12b-1 Fees                                 None    0.25%   0.15%
-----------------------------------------------------------------
Other Expenses                             0.09%   0.09%   0.09%
-----------------------------------------------------------------
Total Annual Portfolio Operating Expenses  0.79%   1.04%   0.94%
-----------------------------------------------------------------

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES

         Class A  Class B  Class E
-----------------------------------
1 Year   $     81 $    107 $     96
-----------------------------------
3 Years  $    253 $    333 $    301
-----------------------------------
5 Years  $    440 $    577 $    522
-----------------------------------
10 Years $    981 $  1,276 $  1,159
-----------------------------------

                   PIMCO INFLATION PROTECTED BOND PORTFOLIO

INVESTMENT OBJECTIVE:

Maximum real return, consistent with preservation of capital and prudent investment management.

PRINCIPAL INVESTMENT STRATEGY:


The Portfolio seeks to achieve its investment objective by investing under normal circumstances at least 80% of its net assets in inflation-indexed bonds of varying maturities issued by the U.S. and non-U.S. governments, their agencies or instrumentalities, and corporations (either through cash market purchases, forward commitments or derivative instruments). Inflation-indexed bonds are fixed income securities that are structured to provide protection against inflation. The value of the bond's principal or the interest income paid on the bond is adjusted to track changes in an official inflation measure. Inflation-indexed bonds issued by a foreign government are generally adjusted to reflect a comparable inflation index, calculated by that government. The average portfolio duration of the Portfolio normally will vary within (plus or minus) three years of the duration of the Lehman Brothers Global Real: U.S. TIPS Bond Index.


Principal investments may include inflation-indexed bonds and other fixed income securities issued by the U.S. government or its subdivisions, agencies or government-sponsored enterprises, non-U.S. governments or their subdivisions, agencies or government-sponsored enterprises, and U.S. and foreign companies including mortgage-related securities, stripped mortgage-related securities; corporate bonds and notes; asset-backed securities; money market instruments; structured notes such as hybrid or "indexed" securities and event-linked bonds; loan participations and assignments; delayed funding loans; revolving credit facilities; debt securities issued by states or local governments and their agencies, authorities and other government-sponsored enterprises; and obligations of international agencies or supranational entities. The Portfolio also may invest up to 30% of its total assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar denominated securities of foreign issuers. The Portfolio may invest up to 10% of its total assets in securities and instruments that are economically tied to emerging market countries. Foreign currency exposure (from non-U.S. dollar denominated securities or currencies) normally will be limited to 20% of the Portfolio's total assets.

The Portfolio may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities. The Portfolio may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques such (such as buy backs or dollar rolls). In addition, the Portfolio may engage in forward commitments, when issued and delayed delivery securities transactions.

PRIMARY RISKS:


The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail starting on page 95, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:


  .  Market risk

  .  Interest rate risk

  .  Credit risk

  .  Foreign investment risk

  .  High yield debt security risk

Mortgage-related securities may be issued or guaranteed by the U.S. Government, its agencies or instrumentalities or may be issued by private issuers and as such are not guaranteed by the U.S. Government, its agencies or instrumentalities. Like other debt securities, changes in interest rates generally affect the value of a mortgage-backed security. Additionally, some mortgage-backed securities may be structured so that they may be particularly sensitive to interest rates.

Investments in mortgage-related securities are also subject to special risks of prepayment. Prepayment risk occurs when the issuer of a security can prepay the principal prior to the security's maturity. Securities subject to prepayment risk, including the collateralized mortgage-obligations and other mortgage-related securities that the Portfolio can buy, generally offer less potential for gains when prevailing interest rates decline, and have greater potential for loss when interest rates rise depending upon the coupon of the underlying securities. The impact of prepayments on the price of a security may be difficult to predict and may increase the volatility of the price. In addition, early repayment of mortgages underlying these securities may expose the Portfolio to a lower rate of return when it reinvests the principal. Further, the Portfolio may buy mortgage-related securities at a premium. Accelerated prepayments on those securities could cause the Portfolio to lose a portion of its principal investment represented by the premium the Portfolio paid.

If interest rates rise rapidly, prepayments may occur at slower rates than expected, which could have the effect of lengthening the expected maturity of a short- or medium-term security. That could cause its value to fluctuate more widely in response to changes in interest rates. In turn, this could cause the value of the Portfolio's shares to fluctuate more.

In addition, investments in emerging markets include all of the risks of investments in foreign securities and are subject to severe price declines. The economic and political structures of developing nations, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity. Such countries may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners and economies based on only a few industries. For these reasons, all of the risks of investing in foreign securities are heightened by investing in emerging markets countries. The markets of developing countries have been more volatile than the markets of developed countries with more mature economies. These markets often have provided significantly higher or lower rates of return than developed markets, and significantly greater risks, to investors.

Non-mortgage asset-backed securities are not issued or guaranteed by the U.S. Government or its agencies or government-sponsored entities. In the event of a failure of these securities or of mortgage-related securities issued by private issuers to pay interest or repay principal, the assets backing these securities such as automobiles or credit card receivables may be insufficient to support the payments on the securities.

The Portfolio's investments in derivatives can significantly increase the Portfolio's exposure to market risk or credit risk of the counterparty. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the relevant assets, rates and indices.

The use of credit default transactions is a highly specialized activity that involves investment techniques and risks that are different from those associated with ordinary portfolio securities transactions. If the Adviser is incorrect in its forecasts of the interest rates, currency exchange rates or market values or its assessments of the credit risks, relevant to these transactions that it enters, the investment performance of the Portfolio may be less favorable than it would have been if the Portfolio had not entered into them.

Because these arrangements are bi-lateral agreements between the Portfolio and its counterparty, each party is exposed to the risk of default by the other. In addition, they may involve a small investment of cash compared to the risk assumed with the result that small changes may produce disproportionate and substantial gains or losses to the Portfolio. However, the Portfolio's obligations under swap agreements generally are collateralized by cash or government securities based on the amount by which the value of the payments that the Portfolio is required to pay exceed the value of the payments that its counterparty is required to make. The Portfolio segregates liquid assets equal to any difference between that excess and the amount of collateral that they are required to provide. Conversely, the Portfolio requires their counterparties to provide collateral on a comparable basis except in those instances in which the Adviser is satisfied with the claims paying ability of the counterparty without such collateral.

PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

The bar chart below shows you the performance of the Portfolio's Class B shares for each full calendar year since its inception and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart.

               Year-by-Year Total Return as of 12/31 of Each Year

                                    [CHART]

                       04        05        06       07
                      -----     -----    ------   -----
                      8.99%     1.39%     0.39%   10.80%

High Quarter:   1st - 2004    +5.93%
Low Quarter:    2nd - 2004    -3.03%


The table below compares the Portfolio's Class A, Class B and Class E shares' average annual compounded total returns for the 1-year period and from inception through 12/31/07 with the Lehman Brothers Global Real: U.S. TIPS Bond Index, an unmanaged market index which is made up specifically of U.S. Treasury Inflation Linked Securities. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.

      Average Annual Total Return as of 12/31/07
-------------------------------------------------------
                                      Since   Inception
                             1 Year Inception   Date
---------------------------- ------ --------- ---------
Class A                      11.08%   5.94%    5/1/03
Class B                      10.80%   5.69%    5/1/03
Class E                      10.93%   7.49%    5/1/06
Lehman Brothers Global Real:
 U.S. TIPS Bond Index        11.63%   6.15%*
* Index performance is from 4/30/03.


 PORTFOLIO MANAGEMENT:


..  Pacific Investment Management Company LLC see page 127

..  For financial highlights see page 179

FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2007 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                          Class A Class B Class E
-----------------------------------------------------------------
Management Fee                             0.50%   0.50%   0.50%
-----------------------------------------------------------------
12b-1 Fees                                 None    0.25%   0.15%
-----------------------------------------------------------------
Other Expenses                             0.05%   0.05%   0.06%
-----------------------------------------------------------------
Total Annual Portfolio Operating Expenses  0.55%   0.80%   0.71%
-----------------------------------------------------------------

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES

         Class A Class B Class E
--------------------------------
1 Year    $ 56    $ 82    $ 73
--------------------------------
3 Years   $177    $256    $228
--------------------------------
5 Years   $308    $446    $396
--------------------------------
10 Years  $691    $993    $885
--------------------------------

                            PIONEER FUND PORTFOLIO

INVESTMENT OBJECTIVE:

Reasonable income and capital growth.

PRINCIPAL INVESTMENT STRATEGY:

The Portfolio invests in a broad list of carefully selected, reasonably priced securities rather than in securities whose prices reflect a premium resulting from their current market popularity. The Portfolio invests substantially in equity securities, primarily of U.S. issuers. Equity securities include common stocks, convertible debt, depositary receipts, warrants, rights, preferred stocks, equity interests in real estate investment trusts ("REITs") and exchange-traded funds (ETFs) that invest primarily in equity securities. The Portfolio may invest up to 20% of its net assets in REITs. The Portfolio may invest up to 20% of its total assets in equity and debt securities of non-U.S. corporate issuers and debt securities of non-U.S. government issuers.

The Adviser uses a value approach to select the Portfolio's investments. The Adviser seeks securities that it believes are selling at reasonable prices or substantial discounts to their underlying values and holds these securities until the market values reflect their intrinsic values. The Adviser focuses on the quality and price of individual issuers, not on economic sector or market timing strategies. Factors that the Adviser uses in selecting investments include, but are not limited to:

  .  favorable expected returns relative to perceived risk

  .  above average potential for earnings and revenue growth

  . a sustainable competitive advantage (e.g., brand name, customer base, proprietary technology, economies of scale)

  .  potential to provide reasonable income

  . low market valuations relative to earnings forecast, book value, cash flow and sales

PRIMARY RISKS:


The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail starting on page 95, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:


  .  Market risk

  .  Credit risk

  .  Market capitalization risk

  .  Investment style risk

  .  Real estate investment risk

 PORTFOLIO MANAGEMENT:


..  Pioneer Investment Management, Inc. see page 127

..  For financial highlights see page 182



PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

The performance shown below is the performance of the Portfolio's Class A shares, the Portfolio's only Class outstanding on April 28, 2008. The historical performance shown for the Portfolio's Class A shares prior to May 1, 2006 is the performance of the Portfolio's predecessor fund managed by the Adviser using the same investment objective and strategy as the Portfolio. The assets of the Pioneer Fund of The Travelers Series Trust were transferred to the Portfolio on May 1, 2006.

The bar chart below shows you the performance of the Portfolio's Class A shares for the last ten calendar years and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart.

               Year-by-Year Total Return as of 12/31 of Each Year

                                     [CHART]

   98      99      00      01      02      03      04     05      06     07
 ------  ------  ------  ------  ------  ------  ------  ------  -----  -----
 18.21%  -0.19%  24.27%  -23.00% -30.21% 23.78%  11.13%  5.99%  15.92%  5.01%

                 High Quarter:   3rd - 2000      +17.52%
                 Low Quarter:    3rd - 2002      -18.02%

The table below compares the Portfolio's Class A shares' average annual compounded total returns for the 1-, 5- and 10-year periods through 12/31/07 with the S&P 500 Index, a widely recognized unmanaged index that measures the stock performance of 500 large- and medium-sized companies and is often used to indicate the performance of the overall stock market. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.

Average Annual Total Return as of 12/31/07
-----------------------------------------
                1 Year   5 Year   10 Year
 -------------  -------- -------- -------
Class A          5.01%   12.16%    3.42%
S&P 500 Index    5.49%   12.83%    5.91%

FEES AND EXPENSES:


The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2007 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.


SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                           Class A
--------------------------------------------------
Management Fee                              0.75%
--------------------------------------------------
12b-1 Fees                                  None
--------------------------------------------------
Other Expenses                              0.23%
--------------------------------------------------
Total Annual Portfolio Operating Expenses*  0.98%
--------------------------------------------------

        * The Manager and the Trust have entered into an Expense Limitation Agreement whereby the total Annual Portfolio Operating Expenses for the Class A shares of the Portfolio will not exceed 1.00% for the period ended April 30, 2009 and in any year in which the Agreement is in effect. Under certain circumstances, any fees waived or expenses reimbursed by the Manager may, with the approval of the Trust's Board of Trustees, be repaid to the Manager.

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same and that all expense limitations remain in effect only for the period ended April 30, 2009. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES

         Class A
----------------
1 Year   $  100
----------------
3 Years  $  314
----------------
5 Years  $  544
----------------
10 Years $1,206
----------------

                      PIONEER STRATEGIC INCOME PORTFOLIO

INVESTMENT OBJECTIVE:

A high level of current income.

PRINCIPAL INVESTMENT STRATEGY:

The Portfolio invests, under normal market conditions, at least 80% of its net assets in debt securities. The Portfolio has the flexibility to invest in a broad range of issuers and segments of the debt securities market. The Adviser allocates the Portfolio's investments among the following three segments of the debt markets:

  .  Below investment grade (high yield) securities of U.S. and non-U.S.
     issuers;

  .  Investment grade securities of U.S. issuers; and

  .  Investment grade securities of non-U.S. issuers.

The Adviser's allocations among these segments of the debt markets depend upon its outlook for economic, interest rate and political trends.

The Portfolio invests primarily in:

  . Debt securities issued or guaranteed by the U.S. government, its agencies or instrumentalities or non-U.S. governmental entities;

  . Debt securities of U.S. and non-U.S. corporate issuers, including convertible debt; and

  .  Mortgage-backed and asset-backed securities.

The Portfolio invests in securities with a broad range of maturities. Depending upon the Adviser's allocation among market segments, up to 70% of the Portfolio's total assets may be in debt securities ("junk bonds") rated below investment grade at the time of purchase or determined to be of equivalent quality by the Adviser. Up to 20% of the Portfolio's total assets may be invested in debt securities rated below CCC by Standard & Poors Corporation ("S&P") or the equivalent by another nationally recognized statistical rating organization or determined to be of equivalent credit quality by the Adviser.

Depending upon the Adviser's allocation among market segments, up to 85% of the Portfolio's total assets may be in debt securities of non-U.S. corporate and governmental issuers, including debt securities of corporate and governmental issuers in emerging markets. Non-U.S. investments include securities issued by non-U.S. governments, banks or corporations and certain supranational organizations, such as the World Bank and the European Union.

The Adviser considers both broad economic and issuer specific factors in selecting securities designed to achieve the Portfolio's investment objective. In assessing the appropriate maturity, rating, sector and country weightings of the Portfolio's securities, the Adviser considers a variety of factors that are expected to influence economic activity and interest rates. These factors include fundamental economic indicators, such as the rates of economic growth and inflation, Federal Reserve monetary policy and the relative value of the U.S. dollar compared to other currencies. Once the Adviser determines the preferable portfolio characteristics, the

Adviser selects individual securities based upon the terms of the securities (such as yield compared to U.S. Treasuries or comparable issues), liquidity and rating, sector and issuer diversification. The Adviser also employs due diligence and fundamental research to assess an issuer's credit quality, taking into account financial condition and profitability, future capital needs, potential for change in rating, industry outlook, the competitive environment and management ability. In making these portfolio decisions, the Adviser relies on the knowledge, experience and judgment of its staff who have access to a wide variety of research.

The Portfolio may also invest up to 20% of its net assets in all types of equity securities.

The Portfolio may invest up to 15% of its assets in credit default swaps.

PRIMARY RISKS:


The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail starting on page 95, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:


  .  Market risk

  .  Interest rate risk

  .  Credit risk

  .  High yield debt security risk

  .  Foreign investment risk

Mortgage-related securities may be issued or guaranteed by the U.S. Government, its agencies or instrumentalities or may be issued by private issuers and as such are not guaranteed by the U.S. Government, its agencies or instrumentalities. Like other debt securities, changes in interest rates generally affect the value of a mortgage-backed security. Additionally, some mortgage-backed securities may be structured so that they may be particularly sensitive to interest rates.

Investments in mortgage-related securities are also subject to special risks of prepayment. Prepayment risk occurs when the issuer of a security can prepay the principal prior to the security's maturity. Securities subject to prepayment risk, including the collateralized mortgage obligations and other mortgage-related securities that the Portfolio can buy, generally offer less potential for gains when prevailing interest rates decline, and have greater potential for loss when interest rates rise depending upon the coupon of the underlying securities. The impact of prepayments on the price of a security may be difficult to predict and may increase the volatility of the price. In addition, early repayment of mortgages underlying these securities may expose the Portfolio to a lower rate of return when it reinvests the principal. Further, the Portfolio may buy mortgage-related securities at a premium. Accelerated prepayments on those securities could cause the Portfolio to lose a portion of its principal investment represented by the premium the Portfolio paid.

If interest rates rise rapidly, prepayments may occur at slower rates than expected, which could have the effect of lengthening the expected maturity of a short- or medium-term security.

That could cause its value to fluctuate more widely in response to changes in interest rates. In turn, this could cause the value of the Portfolio's shares to fluctuate more.

Non-mortgage asset-backed securities are not issued or guaranteed by the U.S. Government or its agencies or government-sponsored entities. In the event of a failure of these securities or of mortgage-related securities issued by private issuers to pay interest or repay principal, the assets backing these securities such as automobiles or credit card receivables may be insufficient to support the payments on the securities.

In addition, investments in emerging markets include all of the risks of investments in foreign securities and are subject to severe price declines. The economic and political structures of developing nations, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity. Such countries may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners and economies based on only a few industries. For these reasons, all of the risks of investing in foreign securities are heightened by investing in emerging market countries. The markets of developing countries have been more volatile than the markets of developed countries with more mature economies. These markets often have provided significantly higher or lower rates of return than developed markets, and significantly greater risks, to investors.

The use of credit default transactions is a highly specialized activity that involves investment techniques and risks that are different from those associated with ordinary portfolio securities transactions. If the Adviser is incorrect in its forecasts of the interest rates, currency exchange rates or market values or its assessments of the credit risks, relevant to these transactions that it enters, the investment performance of the Portfolio may be less favorable than it would have been if the Portfolio had not entered into them.

Because these arrangements are bi-lateral agreements between the Portfolio and its counterparty, each party is exposed to the risk of default by the other. In addition, they may involve a small investment of cash compared to the risk assumed with the result that small changes may produce disproportionate and substantial gains or losses to the Portfolio. However, the Portfolio's obligations under swap agreements generally are collateralized by cash or government securities based on the amount by which the value of the payments that the Portfolio is required to pay exceed the value of the payments that its counterparty is required to make. The Portfolio segregates liquid assets equal to any difference between that excess and the amount of collateral that they are required to provide. Conversely, the Portfolio requires their counterparties to provide collateral on a comparable basis except in those instances in which the Adviser is satisfied with the claims paying ability of the counterparty without such collateral.

PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

The performance shown below is the performance of the Portfolio's Class A shares, the Portfolio's only Class outstanding prior to April 28, 2008. Class E shares of the Portfolio are first being offered on April 28, 2008. The historical performance shown for the Portfolio's Class A shares is the performance of the Portfolio's predecessor funds managed by the Adviser using the same investment objective and strategy as the Portfolio. On July 1, 2005, substantially all of the assets of the Pioneer Strategic Income Portfolio of Travelers Series Fund, Inc. were transferred to the Pioneer Strategic Income Portfolio, a series of The Travelers Series Trust. The assets of the Pioneer Strategic Income Portfolio of The Travelers Series Trust were transferred to the Portfolio on May 1, 2006. The performance shown below for the Portfolio's Class A shares prior to May 1, 2006 is the historical performance of the Pioneer Strategic Income Portfolio of The Travelers Series Trust (from July 1, 2005 through December 31, 2005) and of the Pioneer Strategic Income Portfolio of Travelers Series Fund, Inc. (from January 1, 1996 through June 30, 2005).

The bar chart below shows you the performance of the Portfolio's Class A shares for the last ten calendar years and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart. Effective June 30, 2003, Pioneer Investment Management, Inc. became the Adviser to the Pioneer Strategic Income Portfolio of Travelers Series Fund, Inc. Information prior to that date is attributable to the Portfolio's former investment adviser.

           Year-by-Year Total Return as of 12/31 of Each Year

                               [CHART]

   98     99     00     01      02     03     04      05      06     07
 -----  -----  -----  ------  -----  -----  ------  ------  -----  ------
  0.67%  1.11% -0.37%  4.24%  5.88%  19.53%  10.94%  3.67%  6.30%   6.65%

               High Quarter:   2nd - 2003      +7.67%
               Low Quarter:    3rd - 1998      -3.34%




 PORTFOLIO MANAGEMENT:


..  Pioneer Investment Management, Inc. see page 127

..  For financial highlights see page 183

The table below compares the Portfolio's Class A shares' average annual compounded total returns for the 1-, 5- and 10-year periods through 12/31/07 with the Lehman Brothers U.S. Universal Index. The Lehman Brothers U.S. Universal Index is the union of the U.S. Aggregate Index, the U.S. High Yield Corporate Index, the 144A Index, the Eurodollar Index, the Emerging Markets Index, the non-ERISA portion of the CMBS Index, and the CMBS High Yield Index. Municipal debt, private placements and non-dollar-denominated issues are excluded. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.

Average Annual Total Return as of 12/31/07
-----------------------------------------
                     1 Year 5 Year 10 Year
-------------------- ------ ------ -------
Class A               6.65%  9.28%  5.72%
Lehman Brothers U.S.
 Universal Index      6.52%  5.00%  6.08%

FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2007, as adjusted to assume that current contractual fees and expenses were in effect for all of 2007, and are expressed as a percentage of the Portfolio's average daily net assets. The amounts for the Class E shares of the Portfolio are based on the expenses of the Portfolio's Class A shares, as adjusted to include applicable 12b-1 fees. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                          Class A Class E
---------------------------------------------------------
Management Fee                             0.60%   0.60%
---------------------------------------------------------
12b-1 Fees                                 None    0.15%
---------------------------------------------------------
Other Expenses                             0.09%   0.09%
---------------------------------------------------------
Total Annual Portfolio Operating Expenses  0.69%   0.84%
---------------------------------------------------------

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES

         Class A  Class E
--------------------------
1 Year   $     71 $     86
--------------------------
3 Years  $    221 $    269
--------------------------
5 Years  $    385 $    468
--------------------------
10 Years $    861 $  1,040
--------------------------

                    T. ROWE PRICE MID CAP GROWTH PORTFOLIO

INVESTMENT OBJECTIVE:

Long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGY:

The Portfolio will invest, under normal market conditions, at least 80% of its net assets in a diversified portfolio of common stocks of mid-cap companies whose earnings the Adviser expects to grow at a faster rate than the average company. The Adviser defines mid-cap companies as those whose market capitalization falls within the range of either the S&P MidCap 400 Index or the Russell Midcap Growth Index. The market capitalization of the companies and the S&P and Russell indices changes over time. The Portfolio will not automatically sell or cease to purchase stock of a company it already owns because the company's market capitalization grows or falls outside this range.

In selecting investments, the Adviser generally favors companies that:

  .  have proven products or services;

  .  have a record of above-average earnings growth;

  .  have demonstrated potential to sustain earnings growth;

  .  operate in industries experiencing increasing demand; or

  .  have stock prices that appear to undervalue their growth prospects.

In pursuing the Portfolio's investment objective, the Adviser has the discretion to purchase some securities that do not meet its normal investment criteria, as described above, when it perceives an unusual opportunity for gain. These special situations might arise when the Adviser believes a security could increase in value for a variety of reasons, including a change in management, an extraordinary corporate event, or a temporary imbalance in the supply of or demand for the securities.

While most assets will be invested in U.S. common stocks, other securities may also be purchased, including foreign stocks, futures and options, in keeping with the Portfolio's objectives. Investments in futures and options, if any, are subject to additional volatility and potential losses. The Portfolio may sell securities for a variety of reasons, such as to secure gains, limit losses or redeploy assets into more promising opportunities.

PRIMARY RISKS:


The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail starting on page 95, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:


  .  Market risk

  .  Foreign investment risk

  .  Market capitalization risk

  .  Investment style risk

PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.


The bar chart below shows you the performance of the Portfolio's Class B shares, the Portfolio's oldest Class, for each full calendar year since its inception and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart. Effective January 1, 2003,
T. Rowe Price Associates, Inc. became the Portfolio's Adviser. Investment performance information prior to that date is attributable to the Portfolio's former investment adviser.


               Year-by-Year Total Return as of 12/31 of Each Year

                                    [CHART]

  02       03      04      05       06      07
------   ------  ------  ------   ------  ------
-44.04%  36.64%  17.82%  14.63%    6.16%  17.64%

High Quarter:   2nd - 2003    +19.34%
Low Quarter:    2nd - 2002    -30.65%





 PORTFOLIO MANAGEMENT:


..  T. Rowe Price Associates, Inc. see page 127

..  For financial highlights see page 184

The table below compares the Portfolio's Class A, Class B and Class E shares' average annual compounded total returns for the 1- and 5-year periods and from inception through 12/31/07 with the Russell Midcap Growth Index, an unmanaged index that measures the performance of those Russell mid cap companies with higher price-to-book ratios and higher forecasted growth values. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.

         Average Annual Total Return as of 12/31/07
-------------------------------------------------------------
                                             Since   Inception
                             1 Year 5 Year Inception   Date
---------------------------  ------ ------ --------- ---------
Class A                      17.85% 18.51%   1.75%     5/1/01
Class B                      17.64% 18.17%   1.07%    2/12/01
Class E                      17.62% 18.28%   6.32%   10/31/01
Russell Midcap Growth Index  11.43% 17.90%   3.27%*
* Index performance is from 2/1/01.

FEES AND EXPENSES:


The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2007 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.


SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                           Class A Class B Class E
------------------------------------------------------------------
Management Fee                              0.75%   0.75%   0.75%
------------------------------------------------------------------
12b-1 Fees                                  None    0.25%   0.15%
------------------------------------------------------------------
Other Expenses                              0.05%   0.05%   0.05%
------------------------------------------------------------------
Total Annual Portfolio Operating Expenses*  0.80%   1.05%   0.95%
------------------------------------------------------------------

        * The Manager has agreed that any advisory fee waivers received from the Portfolio's Adviser commencing February 17, 2005 will be passed on to the Portfolio in the form of a voluntary fee waiver. Including the voluntary fee waiver, the management fee for the year ended December 31, 2007 was 0.73%.

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES

         Class A  Class B  Class E
-----------------------------------
1 Year   $     82 $    108 $     97
-----------------------------------
3 Years  $    256 $    336 $    304
-----------------------------------
5 Years  $    446 $    582 $    528
-----------------------------------
10 Years $    993 $  1,288 $  1,171
-----------------------------------

                    THIRD AVENUE SMALL CAP VALUE PORTFOLIO

INVESTMENT OBJECTIVE:

Long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGY:

The Portfolio seeks to achieve its objective by investing at least 80% of its assets in a portfolio of equity securities of companies having market capitalizations within the range of capitalizations of companies in the Russell 2000 Index, the S&P SmallCap 600 Index or the Dow Jones Wilshire U.S. Small-Cap Index at the time of the investment, during the most recent 12-month period (based on month-end data). The Portfolio may continue to hold or buy additional stock in a company that exceeds this range if the stock remains attractive. The Portfolio may also invest up to 35% of its total assets in foreign securities.

The Portfolio adheres to a strict value discipline in selecting investments. The Portfolio's Adviser identifies investment opportunities through intensive research of individual companies and generally does not focus on stock market conditions and other macro factors. The Portfolio may seek investments in the securities of companies in industries that are temporarily depressed. The Portfolio follows a strategy of "buy and hold." The Portfolio will generally sell an investment only when there has been a fundamental change in the business or capital structure of the company which significantly affects the investment's inherent value or when the Adviser believes that the market value of an investment is overpriced relative to its intrinsic value.

PRIMARY RISKS:


The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail starting on page 95, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:


  .  Market risk

  .  Market capitalization risk

  .  Investment style risk

  .  Foreign investment risk

In addition, investments in emerging markets include all of the risks of investments in foreign securities and are subject to severe price declines. The economic and political structures of developing nations, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity. Such countries may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners and economies based on only a few industries. For these reasons, all of the risks of investing in foreign securities are heightened by investing in emerging markets countries. The markets of developing countries have been more volatile than the markets of developed countries with more mature economies. These markets often have provided significantly higher or lower rates of return than developed markets, and significantly greater risks, to investors.

PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

The bar chart below shows you the performance of the Portfolio's Class B shares for each full calendar year since its inception and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart.

                                     [CHART]

        Year-by-Year Total Return as of 12/31 of Each Year

             03      04      05      06      07
           ------  ------  ------  ------  ------
           41.41%  26.50%  15.48%  13.13%  -3.02

          High Quarter:   2nd - 2003      +18.25%
          Low Quarter     4th - 2007       -5.37%


The table below compares the Portfolio's Class A and Class B shares' average annual compounded total returns for the 1- and 5-year periods and from inception through 12/31/07 with the Russell 2000 Value Index, an unmanaged index that measures the stock performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values, and the Dow Jones Wilshire U.S. Small-Cap Index, a subset of the Dow Jones Wilshire 5000. The Dow Jones Wilshire U.S. Small-Cap Index represents a float adjusted, market capitalization-weighted portfolio of the next 1,750 largest stocks--from 751 to 2,500 by market capitalization in the Dow Jones Wilshire 5000 at March 31 and September 30 of each year. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.

             Average Annual Total Return as of 12/31/07
--------------------------------------------------------------------
                                                   Since   Inception
                                   1 Year 5 Year Inception   Date
---------------------------------- ------ ------ --------- ---------
Class A                            -2.79% 18.03%   12.05%   5/1/02
Class B                            -3.02% 17.78%   11.81%   5/1/02
Russell 2000 Value Index           -9.78% 15.80%    8.96%*
Dow Jones Wilshire Small-Cap Index  1.90% 17.90%   10.94%*
* Index performance is from 5/1/02.


 PORTFOLIO MANAGEMENT:


..  Third Avenue Management LLC see page 128

..  For financial highlights see page 187

FEES AND EXPENSES:


The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2007 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.


SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                          Class A Class B
---------------------------------------------------------
Management Fee                             0.73%   0.73%
---------------------------------------------------------
12b-1 Fees                                 None    0.25%
---------------------------------------------------------
Other Expenses                             0.03%   0.03%
---------------------------------------------------------
Total Annual Portfolio Operating Expenses  0.76%   1.01%
---------------------------------------------------------

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES

         Class A  Class B
--------------------------
1 Year   $     78 $    104
--------------------------
3 Years  $    244 $    323
--------------------------
5 Years  $    424 $    560
--------------------------
10 Years $    945 $  1,241
--------------------------

                      VAN KAMPEN MID CAP GROWTH PORTFOLIO

INVESTMENT OBJECTIVE:

Capital appreciation.

PRINCIPAL INVESTMENT STRATEGY:

The Adviser seeks to invest in high quality companies it believes have sustainable competitive advantages and the ability to redeploy capital at high rates of return. The Adviser typically favors companies with rising returns on invested capital, above average business visibility, strong free cash flow generation and attractive risk/reward.

Under normal market conditions, the Portfolio invests at least 80% of its net assets in securities of medium-sized companies at the time of investment. Under current market conditions, the Adviser defines medium-sized companies by reference to those companies represented in the Russell Midcap Growth Index (which consists of companies in the capitalization range of approximately $305 million to $49.6 billion as of February 29, 2008). The Portfolio may also invest in common stocks and other equity securities of small- and large-sized companies.

The Portfolio invests primarily in common stocks and also may invest in other equity securities, including preferred stock, convertible securities and rights or warrants to purchase securities.

The Portfolio may invest up to 25% of its assets in securities of foreign issuers, including issuers in emerging market countries, primarily through ownership of depositary receipts. The Portfolio may also purchase and sell certain derivative instruments, such as options, futures, contracts and options on future contracts, for various portfolio management purposes, including to facilitate portfolio management and to mitigate risks.

PRIMARY RISKS:


The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail starting on page 95, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:


  .  Market risk

  .  Foreign investment risk

  .  Market capitalization risk

  .  Investment style risk

Further, investments in emerging markets include all of the risks of investments in foreign securities and are subject to severe price declines. The economic and political structures of developing nations, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity. Such countries may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners and economics based on only a few industries. For these reasons, all of the risks of investing in foreign securities are heightened by investing in emerging market countries. The markets of developing countries have been more

 PORTFOLIO MANAGEMENT:


..  Morgan Stanley Investment Management Inc. d/b/a Van Kampen, see page 128

..  For financial highlights see page 189


volatile than the markets of developed countries with more mature economics. These markets often have provided significantly higher or lower rates of return than developed markets, and significantly greater risks, to investors.

In addition, the Portfolio's investments in derivatives can significantly increase the Portfolio's exposure to market risk or credit risk of the counterparty. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the relevant assets, rates and indices.

PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

The bar chart below shows you the performance of the Portfolio's Class B shares, the Portfolio's oldest Class, for each full calendar year since its inception and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart. Effective October 1, 2006, Morgan Stanley Investment Management, Inc. d/b/a Van Kampen became the Portfolio's Adviser. Investment performance information prior to that date is attributable to the Portfolio's former investment adviser.

Year-by-Year Total Return as of 12/31 of Each Year

                                    [CHART]

                         02       03       04       05     06     07
                       ------   ------   ------   ------  -----  -----
                      -24.41%   35.70%   12.45%    4.58%  8.37%  23.48%

                      High Quarter: 2nd - 2003  +17.43%
                      Low Quarter:  3rd - 2002  -15.77%

The table below compares the Portfolio's Class A and Class B shares' average annual compounded total returns for the 1- and 5-year periods and from inception through 12/31/07 with the Russell Midcap Growth Index. The Russell Midcap Growth Index is an unmanaged index which measures the performance of those companies in the Russell Midcap Index with higher price-to-book ratios and higher forecasted growth values. The Russell Midcap Index is an unmanaged index which measures the performance of the 800 smallest companies in the Russell 1000 Index. The median market capitalization was approximately $3.90 billion as of February 29, 2008. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.

   Average Annual Total Return as of 12/31/07
------------------------------------------------
                               Since   Inception
               1 Year 5 Year Inception   Date
-------------- ------ ------ --------- ---------
Class A        23.84% 16.73%   6.62%     5/1/01
Class B        23.48% 16.39%   5.45%    2/12/01
Russell Midcap
 Growth Index  11.43% 17.90%   3.27%*
* Index performance is from 2/1/01.


For information on Van Kampen's prior performance with comparable funds, see page 129.


FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2007 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                           Class A Class B
----------------------------------------------------------
Management Fee                              0.70%   0.70%
----------------------------------------------------------
12b-1 Fees                                  None    0.25%
----------------------------------------------------------
Other Expenses                              0.17%   0.18%
----------------------------------------------------------
Total Annual Portfolio Operating Expenses*  0.87%   1.13%
----------------------------------------------------------

        * The Manager and the Trust have entered into an Expense Limitation Agreement whereby the total Annual Portfolio Operating Expenses for the Class A and Class B shares of the Portfolio will not exceed 0.90% and 1.15%, respectively, for the period ended April 30, 2009 and in any year in which the Agreement is in effect. Under certain circumstances, any fees waived or expenses reimbursed by the Manager may, with the approval of the Trust's Board of Trustees, be repaid to the Manager.

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same and that all expense limitations remain in effect only for the period ended April 30, 2009. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES

         Class A  Class B
--------------------------
1 Year   $     89 $    116
--------------------------
3 Years  $    279 $    361
--------------------------
5 Years  $    484 $    625
--------------------------
10 Years $  1,076 $  1,380
--------------------------

PRIMARY RISKS OF INVESTING IN THE PORTFOLIOS

One or more of the following primary risks may apply to your Portfolio. Please see the Investment Summary for your particular Portfolio to determine which risks apply and for a discussion of other risks that may apply to the Portfolio. Please note that there are many other circumstances that could adversely affect your investment and prevent a Portfolio from reaching its objective, which are not described here.

MARKET RISK

A Portfolio's share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including disappointing corporate earnings, adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or a company may deteriorate. In addition, an assessment by a Portfolio's Adviser of particular companies may prove incorrect, resulting in losses or poor performance by those holdings, even in a rising market. A Portfolio could also miss attractive investment opportunities if its Adviser underweights markets or industries where there are significant returns, and could lose value if the Adviser overweights markets or industries where there are significant declines.

Stocks purchased in initial public offerings (IPOs) have a tendency to fluctuate in value significantly shortly after the IPO relative to the price at which they were purchased. These fluctuations could impact the net asset value and return earned on the Portfolio's shares.

INTEREST RATE RISK

The values of debt securities are subject to change when prevailing interest rates change. When interest rates go up, the value of debt securities and certain dividend paying stocks tends to fall. If your Portfolio invests a significant portion of its assets in debt securities or stocks purchased primarily for dividend income and interest rates rise, then the value of your investment may decline. Alternatively, when interest rates go down, the value of debt securities and certain dividend paying stocks may rise.

Interest rate risk will affect the price of a fixed income security more if the security has a longer maturity because changes in interest rates are increasingly difficult to predict over longer periods of time. Fixed income securities with longer maturities will therefore be more volatile than other fixed income securities with shorter maturities. Conversely, fixed income securities with shorter maturities will be less volatile but generally provide lower returns than fixed income securities with longer maturities. The average maturity and duration of a Portfolio's fixed income investments will affect the volatility of the Portfolio's share price.

CREDIT RISK

The value of debt securities is directly affected by an issuer's ability to pay principal and interest on time. If your Portfolio invests in debt securities, the value of your investment may be adversely affected when an issuer fails to pay an obligation on a timely basis. A Portfolio may also be subject to credit risk to the extent it engages in transactions, such as securities loans, repurchase agreements or certain derivatives, which involve a promise by a third party to honor an obligation to the Portfolio. Such third party may be unwilling or unable to honor its financial obligations.

HIGH YIELD DEBT SECURITY RISK

High yield debt securities, or junk bonds, are securities which are rated below "investment grade" or are not rated, but are of equivalent quality. High yield debt securities range from those for which the prospect for repayment of principal and interest is predominantly speculative to those which are currently in default on principal or interest payments. A Portfolio with high yield debt securities may be more susceptible to credit risk and market risk than a Portfolio that invests only in higher quality debt securities because these lower-rated debt securities are less secure financially and more sensitive to downturns in the economy. In addition, the secondary market for such securities may not be as liquid as that for more highly rated debt securities. As a result, a Portfolio's Adviser may find it more difficult to sell these securities or may have to sell them at lower prices.

You should understand that high yield securities are not generally meant for short-term investing. When a Portfolio invests in high yield securities it generally seeks to receive a correspondingly higher return to compensate it for the additional credit risk and market risk it has assumed.

FOREIGN INVESTMENT RISK

Investments in foreign securities involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject:

  . These risks may include the seizure by the government of company assets, excessive taxation, withholding taxes on dividends and interest, limitations on the use or transfer of portfolio assets, and political or social instability.

  . Enforcing legal rights may be difficult, costly and slow in foreign countries, and there may be special problems enforcing claims against foreign governments.

  . Foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there may be less public information about their operations.

  .  Foreign markets may be less liquid and more volatile than U.S. markets.

  . Foreign securities often trade in currencies other than the U.S. dollar, and a Portfolio may directly hold foreign currencies and purchase and sell foreign currencies. Changes in currency exchange rates will affect a Portfolio's net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of foreign securities. An increase in the strength of the U.S. dollar relative to these other currencies may cause the value of a Portfolio to decline. Certain foreign currencies may be particularly volatile, and foreign governments may intervene in the currency markets, causing a decline in value or liquidity of a Portfolio's foreign currency or securities holdings.

  . Costs of buying, selling and holding foreign securities, including brokerage, tax and custody costs, may be higher than those involved in domestic transactions.

MARKET CAPITALIZATION RISK

Stocks fall into three broad market capitalization categories--large, medium and small. Investing primarily in one category carries the risk that due to current market conditions that category may be out of favor. If valuations of large capitalization companies appear to be greatly out of proportion to the valuations of small or medium capitalization companies, investors may migrate to the stocks of small and mid-sized companies causing a Portfolio that invests in these companies to increase in value more rapidly than a Portfolio that invests in larger, fully-valued companies. Larger more established companies may also be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion. Investing in medium and small capitalization companies may be subject to special risks associated with narrower product lines, more limited financial resources, smaller management groups, and a more limited trading market for their stocks as compared with larger companies. Securities of smaller capitalization issuers may therefore be subject to greater price volatility and may decline more significantly in market downturns than securities of larger companies. In some cases, these companies may be relatively new issuers (I.E., those having continuous operating histories of less than three years) which carries other risks in addition to the risks of other medium and small capitalization companies. New issuers may be more speculative because such companies are relatively unseasoned. These companies will often be involved in the development or marketing of a new product with no established market, which could lead to significant losses.

INVESTMENT STYLE RISK

Different investment styles tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. A Portfolio may outperform or underperform other funds that employ a different investment style. A Portfolio may also employ a combination of styles that impact its risk characteristics. Examples of different investment styles include growth and value investing. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's growth of earnings potential. Also, since growth companies usually invest a high portion of earnings in their business, growth stocks may lack the dividends of some value stocks that can cushion stock prices in a falling market. Growth oriented funds will typically underperform when value investing is in favor. Value stocks are those which are undervalued in comparison to their peers due to adverse business developments or other factors. Value investing carries the risk that the market will not recognize a security's inherent value for a long time, or that a stock judged to be undervalued may actually be appropriately priced or overvalued. Value oriented funds will typically underperform when growth investing is in favor.

REAL ESTATE INVESTMENT RISK

Although a Portfolio will not invest in real estate directly, it may concentrate its assets in the real estate industry or may invest in securities related to the real estate industry, so your investment in the Portfolio will be closely linked to or may be impacted by the performance of the real estate markets. Property values may decrease due to increasing vacancies or declining rents resulting from unanticipated economic, legal, cultural or technological developments or because of overbuilding or lack of mortgage funds. The value of an individual property may also decline because of environmental liabilities or losses due to casualty or condemnation.

Because of this concentration in or potential exposure to the real estate industry, the value of the Portfolio's shares may change at different rates compared to the value of shares of a mutual fund with investments in a mix of different industries.

The Portfolio may at times be more concentrated in particular sub-sectors of the real estate business--e.g., apartments, retail, hotels, offices, industrial, health care, etc. As such, its performance would be especially sensitive to developments that significantly affected those businesses.

In addition, Equity REITs may be affected by changes in the value of the underlying property they own, while Mortgage REITs may be affected by the quality of any credit they extend. Equity and Mortgage REITs are dependent upon management skills and are subject to heavy cash flow dependency, defaults by borrowers, self-liquidation and the possibility of failing to qualify for tax-free pass through of income under the Internal Revenue Code of 1986, and to maintain exemption from the Investment Company Act of 1940, as amended (the "1940 Act"). In the event an issuer of debt securities collateralized by real estate defaults, it is conceivable that the REIT could end up holding the underlying real estate.

ADDITIONAL INVESTMENT STRATEGIES

In addition to the principal investment strategies discussed in each individual Portfolio's Investment Summary, a Portfolio, as indicated in the chart below, may at times invest a portion of its assets in the investment strategies and may engage in certain investment techniques as described below. The SAI provides a more detailed discussion of certain of these and other securities and indicates if a Portfolio is subject to any limitations with respect to a particular investment strategy. These strategies and techniques may involve risks. ALTHOUGH A PORTFOLIO THAT IS NOT IDENTIFIED BELOW IN CONNECTION WITH A PARTICULAR STRATEGY OR TECHNIQUE GENERALLY HAS THE ABILITY TO ENGAGE IN SUCH A TRANSACTION, ITS ADVISER CURRENTLY INTENDS TO INVEST LITTLE, IF ANY, OF THE PORTFOLIO'S ASSETS IN THAT STRATEGY OR TECHNIQUE. (PLEASE NOTE THAT SOME OF THESE STRATEGIES MAY BE A PRINCIPAL INVESTMENT STRATEGY FOR A PARTICULAR PORTFOLIO AND CONSEQUENTLY ARE ALSO DESCRIBED IN THAT PORTFOLIO'S INVESTMENT SUMMARY.) The Portfolios are not limited by this discussion and may invest in other types of securities not precluded by the policies discussed elsewhere in this Prospectus.

                                                                               CLARION
                                     MET/AIM     MET/AIM  BLACKROCK BLACKROCK  GLOBAL    DREMAN      HARRIS
                                     CAPITAL    SMALL CAP   HIGH    LARGE CAP   REAL    SMALL CAP    OAKMARK      JANUS
                                   APPRECIATION  GROWTH     YIELD     CORE     ESTATE     VALUE   INTERNATIONAL   FORTY
                                    PORTFOLIO   PORTFOLIO PORTFOLIO PORTFOLIO PORTFOLIO PORTFOLIO   PORTFOLIO   PORTFOLIO
BRADY BONDS                             X
-------------------------------------------------------------------------------------------------------------------------
COLLATERALIZED MORTGAGE
OBLIGATIONS                                                   X
-------------------------------------------------------------------------------------------------------------------------
CONVERTIBLE SECURITIES                  X           X         X         X         X
-------------------------------------------------------------------------------------------------------------------------
DEPOSITARY RECEIPTS                     X           X                   X                   X           X
-------------------------------------------------------------------------------------------------------------------------
DERIVATIVES:
-------------------------------------------------------------------------------------------------------------------------
OPTIONS                                 X           X         X         X                   X                       X
-------------------------------------------------------------------------------------------------------------------------
FUTURES                                 X           X         X         X                   X                       X
-------------------------------------------------------------------------------------------------------------------------
DIRECT PARTICIPATION IN CORPORATE
LOANS                                                         X
-------------------------------------------------------------------------------------------------------------------------
DOLLAR ROLL TRANSACTIONS                X                     X                                         X
-------------------------------------------------------------------------------------------------------------------------
FOREIGN CURRENCY TRANSACTIONS           X                     X                   X                     X           X
-------------------------------------------------------------------------------------------------------------------------
FOREIGN DEBT SECURITIES                 X                     X                                                     X
-------------------------------------------------------------------------------------------------------------------------
FOREIGN EQUITY SECURITIES               X           X         X         X                   X           X           X
-------------------------------------------------------------------------------------------------------------------------
FORWARD COMMITMENTS, WHEN-
ISSUED AND DELAYED DELIVERY
SECURITIES                              X                     X         X
-------------------------------------------------------------------------------------------------------------------------
HIGH QUALITY SHORT-TERM DEBT
OBLIGATIONS INCLUDING BANKERS'
ACCEPTANCES, COMMERCIAL PAPER
AND CERTIFICATES OF DEPOSIT ISSUED
OR GUARANTEED BY BANK HOLDING
COMPANIES IN THE U.S., THEIR
SUBSIDIARIES AND FOREIGN
BRANCHES OR OF THE WORLD BANK;
VARIABLE AMOUNT MASTER
DEMAND NOTES AND VARIABLE
RATE NOTES ISSUED BY U.S. AND
FOREIGN CORPORATIONS                                X         X         X                                           X
-------------------------------------------------------------------------------------------------------------------------
HIGH YIELD/HIGH RISK DEBT
SECURITIES                                                    X                             X                       X
-------------------------------------------------------------------------------------------------------------------------
HYBRID INSTRUMENTS                      X                                                                           X
-------------------------------------------------------------------------------------------------------------------------
ILLIQUID AND RESTRICTED SECURITIES      X                     X         X         X
-------------------------------------------------------------------------------------------------------------------------
INDEXED SECURITIES                                            X
-------------------------------------------------------------------------------------------------------------------------
INTEREST RATE TRANSACTIONS              X                     X
-------------------------------------------------------------------------------------------------------------------------
INVESTMENT GRADE DEBT SECURITIES        X                     X                             X                       X
-------------------------------------------------------------------------------------------------------------------------
INVESTMENTS IN OTHER INVESTMENT
COMPANIES INCLUDING PASSIVE
FOREIGN INVESTMENT COMPANIES            X                                                               X
-------------------------------------------------------------------------------------------------------------------------
MORTGAGE-BACKED SECURITIES,
INCLUDING GNMA CERTIFICATES,
MORTGAGE-BACKED BONDS                   X                     X                                                     X
-------------------------------------------------------------------------------------------------------------------------
MUNICIPAL SECURITIES
-------------------------------------------------------------------------------------------------------------------------
NON-MORTGAGE ASSET-BACKED
SECURITIES                              X                     X
-------------------------------------------------------------------------------------------------------------------------
PIK (PAY-IN-KIND) DEBT SECURITIES
AND ZERO-COUPON BONDS                   X                     X
-------------------------------------------------------------------------------------------------------------------------
PREFERRED STOCKS                        X           X         X         X         X                                 X
-------------------------------------------------------------------------------------------------------------------------
REAL ESTATE INVESTMENT TRUSTS           X           X                   X         X         X                       X
-------------------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS                   X                     X         X                               X
-------------------------------------------------------------------------------------------------------------------------
REVERSE REPURCHASE AGREEMENTS           X                     X
-------------------------------------------------------------------------------------------------------------------------
RIGHTS AND WARRANTS                     X                     X         X         X                     X           X
-------------------------------------------------------------------------------------------------------------------------
SECURITIES LOANS                        X           X         X         X                   X           X           X
-------------------------------------------------------------------------------------------------------------------------
SHORT SALES (AGAINST THE BOX)           X                     X
-------------------------------------------------------------------------------------------------------------------------
STRUCTURED NOTES
-------------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT SECURITIES              X           X         X         X                   X                       X
-------------------------------------------------------------------------------------------------------------------------

                                                      LEGG                                    LORD
                                                     MASON      LEGG     LOOMIS     LORD     ABBETT     LORD     MFS(R)
                                                    PARTNERS    MASON    SAYLES    ABBETT    GROWTH    ABBETT   EMERGING
                                          LAZARD   AGGRESSIVE   VALUE    GLOBAL     BOND       AND     MID CAP   MARKETS
                                          MID CAP    GROWTH    EQUITY    MARKETS  DEBENTURE  INCOME     VALUE    EQUITY
                                         PORTFOLIO PORTFOLIO  PORTFOLIO PORTFOLIO PORTFOLIO PORTFOLIO PORTFOLIO PORTFOLIO
BRADY BONDS                                                                 X                                       X
-------------------------------------------------------------------------------------------------------------------------
COLLATERALIZED MORTGAGE OBLIGATIONS                                         X         X
-------------------------------------------------------------------------------------------------------------------------
CONVERTIBLE SECURITIES                       X         X          X         X         X         X         X         X
-------------------------------------------------------------------------------------------------------------------------
DEPOSITARY RECEIPTS                          X         X          X         X         X         X         X         X
-------------------------------------------------------------------------------------------------------------------------
DERIVATIVES:                                                                X
-------------------------------------------------------------------------------------------------------------------------
OPTIONS                                      X         X                    X                                       X
-------------------------------------------------------------------------------------------------------------------------
FUTURES                                      X                              X                                       X
-------------------------------------------------------------------------------------------------------------------------
DIRECT PARTICIPATION IN CORPORATE LOANS                                     X         X
-------------------------------------------------------------------------------------------------------------------------
DOLLAR ROLL TRANSACTIONS                                                    X
-------------------------------------------------------------------------------------------------------------------------
FOREIGN CURRENCY TRANSACTIONS                          X                    X                                       X
-------------------------------------------------------------------------------------------------------------------------
FOREIGN DEBT SECURITIES                                X                    X         X                             X
-------------------------------------------------------------------------------------------------------------------------
FOREIGN EQUITY SECURITIES                    X         X                    X         X         X         X         X
-------------------------------------------------------------------------------------------------------------------------
FORWARD COMMITMENTS, WHEN-ISSUED AND
DELAYED DELIVERY SECURITIES                            X                    X         X                             X
-------------------------------------------------------------------------------------------------------------------------
HIGH QUALITY SHORT-TERM DEBT OBLIGATIONS
INCLUDING BANKERS' ACCEPTANCES,
COMMERCIAL PAPER AND CERTIFICATES OF
DEPOSIT ISSUED OR GUARANTEED BY BANK
HOLDING COMPANIES IN THE U.S., THEIR
SUBSIDIARIES AND FOREIGN BRANCHES OR OF
THE WORLD BANK; VARIABLE AMOUNT MASTER
DEMAND NOTES AND VARIABLE RATE NOTES
ISSUED BY U.S. AND FOREIGN CORPORATIONS      X         X                    X         X
-------------------------------------------------------------------------------------------------------------------------
HIGH YIELD/HIGH RISK DEBT SECURITIES                   X          X         X         X
-------------------------------------------------------------------------------------------------------------------------
HYBRID INSTRUMENTS                                     X                    X
-------------------------------------------------------------------------------------------------------------------------
ILLIQUID AND RESTRICTED SECURITIES                     X                    X                                       X
-------------------------------------------------------------------------------------------------------------------------
INDEXED SECURITIES                                     X                    X                                       X
-------------------------------------------------------------------------------------------------------------------------
INTEREST RATE TRANSACTIONS                                                  X                                       X
-------------------------------------------------------------------------------------------------------------------------
INVESTMENT GRADE DEBT SECURITIES                       X          X         X         X
-------------------------------------------------------------------------------------------------------------------------
INVESTMENTS IN OTHER INVESTMENT
COMPANIES INCLUDING PASSIVE FOREIGN
INVESTMENT COMPANIES                                   X                                                            X
-------------------------------------------------------------------------------------------------------------------------
MORTGAGE-BACKED SECURITIES, INCLUDING
GNMA CERTIFICATES, MORTGAGE-BACKED
BONDS                                                                       X         X
-------------------------------------------------------------------------------------------------------------------------
MUNICIPAL SECURITIES                                                        X
-------------------------------------------------------------------------------------------------------------------------
NON-MORTGAGE ASSET-BACKED SECURITIES                                        X                                       X
-------------------------------------------------------------------------------------------------------------------------
PIK (PAY-IN-KIND) DEBT SECURITIES AND
ZERO-COUPON BONDS                                      X                    X         X                             X
-------------------------------------------------------------------------------------------------------------------------
PREFERRED STOCKS                             X         X          X         X         X         X         X         X
-------------------------------------------------------------------------------------------------------------------------
REAL ESTATE INVESTMENT TRUSTS                X         X          X         X                                       X
-------------------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS                                                       X         X         X         X         X
-------------------------------------------------------------------------------------------------------------------------
REVERSE REPURCHASE AGREEMENTS                                               X         X         X         X
-------------------------------------------------------------------------------------------------------------------------
RIGHTS AND WARRANTS                                    X                    X         X         X         X         X
-------------------------------------------------------------------------------------------------------------------------
SECURITIES LOANS                             X         X                    X         X         X         X
-------------------------------------------------------------------------------------------------------------------------
SHORT SALES (AGAINST THE BOX)                                               X                                       X
-------------------------------------------------------------------------------------------------------------------------
STRUCTURED NOTES                                                            X
-------------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT SECURITIES                   X         X                              X         X                   X
-------------------------------------------------------------------------------------------------------------------------

                                                                 PIMCO                                       THIRD      VAN
                                                    MFS(R)     INFLATION            PIONEER  T. ROWE PRICE  AVENUE    KAMPEN
                                                   RESEARCH    PROTECTED  PIONEER  STRATEGIC    MID CAP    SMALL CAP  MID CAP
                                                 INTERNATIONAL   BOND      FUND     INCOME      GROWTH       VALUE    GROWTH
                                                   PORTFOLIO   PORTFOLIO PORTFOLIO PORTFOLIO   PORTFOLIO   PORTFOLIO PORTFOLIO
BRADY BONDS                                                        X                   X
------------------------------------------------------------------------------------------------------------------------------
COLLATERALIZED MORTGAGE OBLIGATIONS                                X                   X                       X
------------------------------------------------------------------------------------------------------------------------------
CONVERTIBLE SECURITIES                                 X           X         X         X           X           X         X
------------------------------------------------------------------------------------------------------------------------------
DEPOSITARY RECEIPTS                                    X           X         X         X           X           X         X
------------------------------------------------------------------------------------------------------------------------------
DERIVATIVES:
------------------------------------------------------------------------------------------------------------------------------
OPTIONS                                                X           X         X         X           X                     X
------------------------------------------------------------------------------------------------------------------------------
FUTURES                                                X           X         X         X           X                     X
------------------------------------------------------------------------------------------------------------------------------
DIRECT PARTICIPATION IN CORPORATE LOANS                            X                   X
------------------------------------------------------------------------------------------------------------------------------
DOLLAR ROLL TRANSACTIONS                                           X         X         X
------------------------------------------------------------------------------------------------------------------------------
FOREIGN CURRENCY TRANSACTIONS                          X           X         X         X           X           X         X
------------------------------------------------------------------------------------------------------------------------------
FOREIGN DEBT SECURITIES                                X           X                   X           X           X
------------------------------------------------------------------------------------------------------------------------------
FOREIGN EQUITY SECURITIES                              X                     X                     X           X         X
------------------------------------------------------------------------------------------------------------------------------
FORWARD COMMITMENTS, WHEN-ISSUED AND
DELAYED DELIVERY SECURITIES                            X           X         X         X           X                     X
------------------------------------------------------------------------------------------------------------------------------
HIGH QUALITY SHORT-TERM DEBT OBLIGATIONS
INCLUDING BANKERS' ACCEPTANCES, COMMERCIAL
PAPER AND CERTIFICATES OF DEPOSIT ISSUED OR
GUARANTEED BY BANK HOLDING COMPANIES IN THE
U.S., THEIR SUBSIDIARIES AND FOREIGN BRANCHES OR
OF THE WORLD BANK; VARIABLE AMOUNT MASTER
DEMAND NOTES AND VARIABLE RATE NOTES ISSUED
BY U.S. AND FOREIGN CORPORATIONS                       X           X         X         X           X           X
------------------------------------------------------------------------------------------------------------------------------
HIGH YIELD/HIGH RISK DEBT SECURITIES                               X         X         X
------------------------------------------------------------------------------------------------------------------------------
HYBRID INSTRUMENTS                                                 X         X         X           X
------------------------------------------------------------------------------------------------------------------------------
ILLIQUID AND RESTRICTED SECURITIES                     X           X                   X           X           X
------------------------------------------------------------------------------------------------------------------------------
INDEXED SECURITIES                                     X           X         X         X
------------------------------------------------------------------------------------------------------------------------------
INTEREST RATE TRANSACTIONS                                         X         X         X
------------------------------------------------------------------------------------------------------------------------------
INVESTMENT GRADE DEBT SECURITIES                       X           X         X         X           X           X
------------------------------------------------------------------------------------------------------------------------------
INVESTMENTS IN OTHER INVESTMENT COMPANIES
INCLUDING PASSIVE FOREIGN INVESTMENT
COMPANIES                                              X           X         X         X           X           X         X
------------------------------------------------------------------------------------------------------------------------------
MORTGAGE-BACKED SECURITIES, INCLUDING GNMA
CERTIFICATES, MORTGAGE-BACKED BONDS                    X           X                   X                       X
------------------------------------------------------------------------------------------------------------------------------
MUNICIPAL SECURITIES                                               X                   X
------------------------------------------------------------------------------------------------------------------------------
NON-MORTGAGE ASSET-BACKED SECURITIES                               X                   X
------------------------------------------------------------------------------------------------------------------------------
PIK (PAY-IN-KIND) DEBT SECURITIES AND ZERO-
COUPON BONDS                                                       X                   X
------------------------------------------------------------------------------------------------------------------------------
PREFERRED STOCKS                                       X           X         X         X           X           X         X
------------------------------------------------------------------------------------------------------------------------------
REAL ESTATE INVESTMENT TRUSTS                          X           X         X         X           X           X         X
------------------------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS                                  X           X         X         X           X           X         X
------------------------------------------------------------------------------------------------------------------------------
REVERSE REPURCHASE AGREEMENTS                                      X         X                                 X         X
------------------------------------------------------------------------------------------------------------------------------
RIGHTS AND WARRANTS                                    X                     X         X           X                     X
------------------------------------------------------------------------------------------------------------------------------
SECURITIES LOANS                                       X           X         X         X           X           X         X
------------------------------------------------------------------------------------------------------------------------------
SHORT SALES (AGAINST THE BOX)                          X           X
------------------------------------------------------------------------------------------------------------------------------
STRUCTURED NOTES                                                   X                   X           X
------------------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT SECURITIES                             X           X         X         X           X           X
------------------------------------------------------------------------------------------------------------------------------

BRADY BONDS. Brady Bonds are collateralized or uncollateralized fixed income securities created through the exchange of existing commercial bank loans to public and private entities in certain emerging markets for new bonds in connection with debt restructurings. Brady Bonds have been issued only in the last decade and, accordingly do not have a long payment history. These securities are subject to credit risk and interest rate risk.

COLLATERALIZED MORTGAGE OBLIGATIONS (CMOS). CMOs are fixed income securities secured by mortgage loans and other mortgage-backed securities and are generally considered to be derivatives. CMOs may be issued or guaranteed by the U.S. Government or its agencies or instrumentalities or collateralized by a portfolio of mortgages or mortgage-related securities guaranteed by such an agency or instrumentality or may be non-U.S. Government guaranteed.

CMOs carry general fixed income securities risks, such as credit risk and interest rate risk, and risks associated with mortgage-backed securities, including prepayment risk, which is the risk that the underlying mortgages or other debt may be refinanced or paid off prior to their maturities during periods of declining interest rates. In that case, an Adviser may have to reinvest the proceeds from the securities at a lower rate. Potential market gains on a security subject to prepayment risk may be more limited than potential market gains on a comparable security that is not subject to prepayment risk.

CONVERTIBLE SECURITIES. Convertible securities are preferred stocks or bonds that pay a fixed dividend or interest payment and are convertible into common stock at a specified price or conversion ratio.

Traditionally, convertible securities have paid dividends or interest rates higher than common stocks but lower than nonconvertible securities. They generally participate in the appreciation or depreciation of the underlying stock into which they are convertible, but to a lesser degree. These securities are also subject to market risk, interest rate risk and credit risk.

DEPOSITARY RECEIPTS. Depositary receipts are receipts for shares of a foreign-based corporation that entitle the holder to dividends and capital gains on the underlying security. Receipts include those issued by domestic banks (American Depositary Receipts), foreign banks (Global or European Depositary Receipts), and broker-dealers (depositary shares).

These instruments are subject to market risk and foreign investment risk.

DERIVATIVES. Derivatives are used to limit risk in a Portfolio or to enhance investment return, and have a return tied to a formula based upon an interest rate, index, price of a security, or other measurement. Derivatives include options, futures, forward contracts and related products.

Options are the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price.

Futures are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date.

Forward contracts are contracts to purchase or sell a specified amount of a financial instrument for an agreed upon price at a specified time.

Derivatives may be used to hedge against an opposite position that a Portfolio holds. Any loss generated by the derivatives should be offset by gains in the hedged investment. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains or result in losses or missed opportunities. In addition, derivatives that are used for hedging the Portfolio in specific securities may not fully offset the underlying positions. The counterparty to a derivatives contract also could default. Derivatives that involve leverage could magnify losses.

Derivatives may also be used to maintain a Portfolio's exposure to the market, manage cash flows or to attempt to increase income. Using derivatives for purposes other than hedging is speculative and involves greater risks. In many foreign countries, futures and options markets do not exist or are not sufficiently developed to be effectively used by a Portfolio that invests in foreign securities.

DIRECT PARTICIPATION IN CORPORATE LOANS. By purchasing a loan, a Portfolio acquires some or all of the interest of a bank or other lending institution in a loan to a corporate borrower. Many such loans are secured, and most impose restrictive covenants which must be met by the borrower. These loans are made generally to finance internal growth, mergers, acquisitions, stock repurchases, leveraged buy-outs and other corporate activities. Such loans may be in default at the time of purchase. A Portfolio may also purchase trade or other claims against companies, which generally represent money owed by the company to a supplier of goods or services. These claims may also be purchased at a time when the company is in default. Certain of the loans acquired by a Portfolio may involve revolving credit facilities or other standby financing commitments which obligate the Portfolio to pay additional cash on a certain date or on demand.

The highly leveraged nature of many such loans may make such loans especially vulnerable to adverse changes in economic or market conditions. Loans and other direct investments may not be in the form of securities or may be subject to restrictions on transfer, and only limited opportunities may exist to resell such instruments. As a result, a Portfolio may be unable to sell such investments at an opportune time or may have to resell them at less than fair market value.

DOLLAR ROLL TRANSACTIONS. Mortgage dollar rolls are transactions in which a Portfolio sells securities for delivery in the current month and simultaneously contracts with the same counter-party to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date. During the roll period, the Portfolio loses the right to receive principal (including prepayments of principal) and interest paid on the securities sold. However, the Portfolio would benefit to the extent of any difference between the price received for the securities sold and the lower forward price for the future purchase (often referred to as the "drop") or fee income plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. Unless such benefits exceed the income, capital appreciation and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of the Portfolio compared with what such performance would have been without the use of mortgage dollar rolls. Accordingly, the benefits derived from the use of mortgage dollar rolls depend upon an Adviser's ability to manage mortgage prepayments. There is no assurance that mortgage dollar rolls can be successfully employed. All cash proceeds will be invested in instruments that are permissible investments for the Portfolio. The Portfolio will maintain until the settlement date the segregation, either on the records of the Adviser or with the Trust's custodian, of cash or other liquid securities in an amount equal to the forward purchase price.

FOREIGN CURRENCY TRANSACTIONS. Foreign currency transactions are entered into for the purpose of hedging against foreign exchange risk arising from a Portfolio's investment or anticipated investment in securities denominated in foreign currencies. A Portfolio also may enter into these contracts for purposes of increasing exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. Foreign currency transactions include the purchase of foreign currency on a spot (or cash) basis, contracts to purchase or sell foreign currencies at a future date (forward contracts), the purchase and sale of foreign currency futures contracts, and the purchase of exchange traded and over-the-counter call and put options on foreign currency futures contracts and on foreign currencies.

These hedging transactions do not eliminate fluctuations in the underlying prices of the securities which the Portfolio owns or intends to purchase or sell. They simply establish a rate of exchange which can be achieved at some future point in time.

Foreign currency exchange rates may fluctuate significantly over short periods of time. A forward foreign currency exchange contract reduces a Portfolio's exposure to changes in the value of the currency it will deliver and increases its exposure to changes in the value of the currency it will exchange into. Contracts to sell foreign currency will limit any potential gain which might be realized by the Portfolio if the value of the hedged currency increases. In the case of forward contracts entered into for the purpose of increasing return, a Portfolio may sustain losses which will reduce its gross income. Forward foreign currency exchange contracts also involve the risk that the party with which the Portfolio enters the contract may fail to perform its obligations to the Portfolio. The purchase and sale of foreign currency futures contracts and the purchase of call and put options on foreign currency futures contracts and on foreign currencies involve certain risks associated with derivatives.

FOREIGN DEBT SECURITIES. Foreign debt securities are issued by foreign corporations and governments. They may include Eurodollar obligations and Yankee bonds.

Foreign debt securities are subject to foreign investment risk, credit risk and interest rate risk. Securities in developing countries are also subject to the additional risks associated with emerging markets.

FOREIGN EQUITY SECURITIES. Foreign equity securities are subject to foreign investment risk in addition to the risks applicable to domestic equity securities, such as market risk.

FORWARD COMMITMENTS, WHEN-ISSUED AND DELAYED DELIVERY SECURITIES. Forward commitments, when-issued and delayed delivery securities generally involve the purchase of a security with payment and delivery at some time in the future--I.E., beyond normal settlement. The Portfolios do not earn interest on such securities until settlement and bear the risk of market value fluctuations in between the purchase and settlement dates. New issues of stocks and bonds, private placements and U.S. Government securities may be sold in this manner.

HIGH QUALITY SHORT-TERM DEBT OBLIGATIONS, INCLUDING BANKERS' ACCEPTANCES, COMMERCIAL PAPER AND CERTIFICATES OF DEPOSIT ISSUED OR GUARANTEED BY BANK HOLDING COMPANIES IN THE U.S., THEIR SUBSIDIARIES AND FOREIGN BRANCHES OR OF THE WORLD BANK; VARIABLE AMOUNT MASTER DEMAND NOTES AND VARIABLE RATE NOTES ISSUED BY U.S. AND FOREIGN CORPORATIONS.

Commercial paper is a short-term debt obligation with a maturity ranging from one to 270 days issued by banks, corporations, and other borrowers to investors seeking to invest idle cash.

Variable amount master demand notes differ from ordinary commercial paper in that they are issued pursuant to a written agreement between the issuer and the holder, their amounts may be increased from time to time by the holder (subject to an agreed maximum) or decreased by the holder or the issuer, they are payable on demand, the rate of interest payable on them varies with an agreed formula and they are typically not rated by a rating agency. Transfer of such notes is usually restricted by the issuer, and there is no secondary trading market for them. Any variable amount master demand note purchased by a Portfolio will be regarded as an illiquid security.

These instruments are subject to credit risk, interest rate risk and foreign investment risk.

HIGH YIELD/HIGH RISK DEBT SECURITIES. High yield/high risk debt securities are securities that are rated below investment grade by the primary rating agencies (e.g., BB or lower by S&P and Ba or lower by Moody's). Other terms commonly used to describe such securities include "lower rated bonds," "noninvestment grade bonds," and "junk bonds."

High yield/high risk debt securities are subject to high yield debt security risk as described in "Primary Risks of Investing in the Portfolios" above.

HYBRID INSTRUMENTS. Hybrid instruments are a form of a derivative and combine the elements of futures contracts or options with those of debt, preferred equity or a depositary instrument. They are often indexed to the price of a commodity, particular currency, or a domestic or foreign debt or equity security index. Examples of hybrid instruments include debt instruments with interest or principal payments or redemption terms determined by reference to the value of a currency or commodity or securities index at a future point in time or preferred stock with dividend rates determined by reference to the value of a currency.

Hybrids may bear interest or pay dividends at below market (or even relatively nominal) rates. Under certain conditions, the redemption value of the instrument could be zero. Hybrids can have volatile prices and limited liquidity and their use by a Portfolio may not be successful.

ILLIQUID AND RESTRICTED SECURITIES. Each Portfolio may invest a portion of its assets in restricted and illiquid securities, which are investments that the Portfolio cannot easily resell within seven days at current value or that have contractual or legal restriction on resale. Restricted securities include those which are not registered under the Securities Act of 1933, as amended (the "1933 Act"), and are purchased directly from the issuer or in the secondary market (private placements).

If a Portfolio buys restricted or illiquid securities it may be unable to quickly resell them or may be able to sell them only at a price below current value or could have difficulty valuing these holdings precisely.

In recent years, however, a large institutional market has developed for certain securities that are not registered under the 1933 Act, including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

INDEXED SECURITIES. A Portfolio may invest in indexed securities whose value is linked to foreign currencies, interest rates, commodities, indices or other financial indicators. Most indexed securities are short to intermediate term fixed income securities whose values at maturity (I.E., principal value) or interest rates rise or fall according to changes in the value of one or more specified underlying instruments. Indexed securities may be positively or negatively indexed (I.E., their principal value or interest rates may increase or decrease if the underlying instrument appreciates), and may have return characteristics similar to direct investments in the underlying instrument or to one or more options on the underlying instrument. Indexed securities may be more volatile than the underlying instrument itself and could involve the loss of all or a portion of the principal amount of, or interest on, the instrument.

INTEREST RATE TRANSACTIONS. Interest rate transactions are hedging transactions such as interest rate swaps and the purchase or sale of interest rate caps and floors. They are used by a Portfolio in an attempt to protect the value of its investments from interest rate fluctuations. Interest rate swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate floor. The Adviser to a Portfolio enters into these transactions on behalf of the Portfolio primarily to preserve a return or spread on a particular investment or portion of its portfolio or to protect against any increase in the price of securities the Portfolio anticipates purchasing at a later date. The Portfolio will not sell interest rate caps or floors that it does not own.

There is the risk that the Adviser may incorrectly predict the direction of interest rates resulting in losses to a Portfolio.

INVESTMENT GRADE DEBT SECURITIES. Investment grade debt securities are securities rated in one of the four highest rating categories by S&P, Moody's or other nationally recognized rating agency. These securities are subject to interest rate risk and credit risk. Securities rated in the fourth investment category by a nationally recognized rating agency (e.g., BBB by S&P and Baa by Moody's) may have speculative characteristics.

INVESTMENTS IN OTHER INVESTMENT COMPANIES, INCLUDING PASSIVE FOREIGN INVESTMENT COMPANIES. When a Portfolio invests in another investment company, it must bear the management and other fees of the investment company, in addition to its own expenses. As a result, the Portfolio may be exposed to duplicate expenses which could lower its value. Investments in passive foreign investment companies also are subject to foreign investment risk.

Passive foreign investment companies are any foreign corporations which generate certain amounts of passive income or hold certain amounts of assets for the production of passive income. Passive income includes dividends, royalties, rent, and annuities.

MORTGAGE-BACKED SECURITIES, INCLUDING GNMA CERTIFICATES, MORTGAGE-BACKED BONDS AND STRIPPED MORTGAGE-BACKED SECURITIES. Mortgage-backed securities include securities backed by Ginnie Mae and Fannie Mae as well as by private issuers. These securities represent collections (pools) of commercial and residential mortgages. These securities are generally pass-through securities, which means that principal and interest payments on the underlying securities (less servicing fees) are passed through to shareholders on a pro rata basis.

These securities carry general fixed income security risks, such as credit risk and interest rate risk, as well as prepayment risk.

MUNICIPAL SECURITIES. Municipal securities are debt obligations issued by local, state and regional governments that provide interest income that is exempt from federal income tax. These securities are subject to interest rate risk and credit risk.

NON-MORTGAGE ASSET-BACKED SECURITIES. Non-mortgage asset-backed securities include equipment trust certificates and interests in pools of receivables, such as motor vehicle installment purchase obligations and credit card receivables. Such securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in the underlying pools of assets. This means that principal and interest payments on the underlying securities (less servicing fees) are passed through to shareholders on a pro rata basis.

The value of some asset-backed securities may be particularly sensitive to changes in prevailing interest rates, and like other fixed income investments, the ability of the Portfolio to successfully use these instruments may depend in part upon the ability of an Adviser to forecast interest rates and other economic factors correctly.

PIK (PAY-IN-KIND) DEBT SECURITIES AND ZERO-COUPON BONDS. PIK debt securities are debt obligations which provide that the issuer may, at its option, pay interest on such bonds in cash or in the form of additional debt obligations. Such investments benefit the issuer by mitigating its need for cash to meet debt service, but also require a higher rate of return to attract investors who are willing to defer receipt of such cash.

Zero-coupon bonds are bonds that provide for no current interest payment and are sold at a discount. These investments pay no interest in cash to its holder during its life and usually trade at a deep discount from their face or par value. These investments may experience greater volatility in market value due to changes in interest rates than debt obligations which make regular payments of interest. A Portfolio will accrue income on such investments for tax accounting purposes, as required, which is distributable to shareholders and which, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities to satisfy the Portfolio's distribution obligations.

These securities are subject to credit risk and interest rate risk.

PREFERRED STOCKS. Preferred stocks are equity securities that generally pay dividends at a specified rate and have preference over common stock in the payment of dividends and liquidation. Preferred stock generally does not carry voting rights.

Preferred stocks are subject to market risk. In addition, because preferred stocks pay fixed dividends, an increase in interest rates may cause the price of a preferred stock to fall.

REAL ESTATE INVESTMENT TRUSTS. REITs are entities which invest in commercial and other real estate properties. Risks associated with investments in securities of companies in the real estate industry include: decline in the value of real estate; risks related to general and local economic conditions; overbuilding and increased competition; increases in property taxes and operating expenses; changes in zoning laws; casualty or condemnation losses; variations in rental income; changes in neighborhood values; the appeal of properties to tenants; and increases in interest rates. In addition, equity REITs may be affected by changes in the values of the underlying property owned by the trusts, while mortgage REITs may be affected by the quality of credit extended. REITs are dependent upon management skills, may not be diversified and are subject to the risks of financing projects. Such REITs are also subject to heavy cash flow dependency, defaults by borrowers, self liquidation and the possibility of failing to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended (the "Code"), and to maintain exemption from the 1940 Act. In the event an issuer of debt securities collateralized by real estate defaults, it is conceivable that the REITs could end up holding the underlying real estate. The Portfolio, as a shareholder of a REIT, bears a portion of the REIT's annual operating expenses.

REPURCHASE AGREEMENTS. Repurchase agreements involve the purchase of a security by a Portfolio and a simultaneous agreement by the seller (generally a bank or dealer) to repurchase the security from the Portfolio at a specified date or upon demand. This technique offers a method of earning income on idle cash.

Repurchase agreements involve credit risk, I.E., the risk that the seller will fail to repurchase the security, as agreed. In that case, a Portfolio will bear the risk of market value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security.

REVERSE REPURCHASE AGREEMENTS.   Reverse repurchase agreements involve the sale
of a security by a Portfolio to another party (generally a bank or dealer) in return for cash and an agreement by the Portfolio to buy the security back at a specified price and time.

Reverse repurchase agreements will be used primarily to provide cash to satisfy unusually high redemption requests or for other temporary or emergency purposes. Reverse repurchase agreements are considered a form of borrowing by the Portfolio and, therefore, are a form of leverage. Leverage may cause any gains or losses of a Portfolio to be magnified.

RIGHTS AND WARRANTS.   Warrants basically are options to purchase equity
securities at specific prices valid for a specific period of time. Their prices do not necessarily move parallel to the prices of the underlying securities. Rights are similar to warrants, but normally have a short duration and are distributed directly by the issuer to its shareholders. Rights and warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer. These investments carry the risk that they may be worthless to the Portfolio at the time it may exercise its rights, due to the fact that the underlying securities have a market value less than the exercise price. Warrants also include Low Exercise Price Call Warrants or other structured securities for the purpose of gaining exposure to stocks in difficult to access foreign local markets.

SECURITIES LOANS. For purposes of realizing additional income, a Portfolio may lend securities to broker-dealers or institutional investors approved by the Board of Trustees of the Trust. All securities loans will be made pursuant to agreement requiring the loans to be continuously secured by collateral in cash or high grade debt obligations at least equal at all times to the market value of the loaned securities. The borrower pays to the Portfolio an amount equal to any dividends or interest received on loaned securities. The Portfolio retains all or a portion of the interest received on investment of cash collected or receives a fee from the borrower.

The risk in lending portfolio securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral, or in the recovery of the securities or possible loss of rights in their collateral should the borrower fail financially.

SHORT SALES. Short sales are sales of securities that the seller does not own. The seller must borrow the securities to make delivery to the buyer. A short sale may be uncollateralized or against-the-box. A short sale is "against-the-box" if at all times when the short position is open, the seller owns an equal amount of the securities sold short or securities convertible into, or exchanged without further consideration for, securities of the same issue as the securities sold short.

The price of securities purchased to replace borrowed securities sold short may be greater than proceeds received in the short sale resulting in a loss to the Portfolio.

STRUCTURED NOTES. A form of hybrid investment, structured notes are derivatives on which the amount of principal repayment and/or interest payments is based upon the movement of one or more factors. Structured notes are interests in entities organized and operated for the purpose of restructuring the investment characteristics of debt obligations. Structured notes are typically sold in private placement transactions, and there currently is no active trading market for structured notes.

Structured notes are also subject to credit risk and interest rate risk and can have volatile prices.

U.S. GOVERNMENT SECURITIES. U.S. Government securities include direct obligations of the U.S. Government that are supported by its full faith and credit, like Treasury bills and GNMA certificates. Treasury bills have initial maturities of less than one year, Treasury notes have initial maturities of one to ten years and Treasury bonds may be issued with any maturity but generally have maturities of at least ten years. U.S. Government securities also include indirect obligations of the U.S. Government that are issued by federal agencies and government-sponsored entities, like bonds and notes issued by the Federal Home Loan Bank and Fannie Mae. Unlike Treasury securities, agency securities generally are not backed by the full faith and credit of the U.S. Government. Some agency securities are supported by the right of the issuer to borrow from the Treasury, others are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations and others are supported only by the credit of the sponsoring agency.

U.S. Government securities are subject to interest rate risk. Credit risk is remote.

DEFENSIVE INVESTMENTS


Under adverse market or economic conditions, a Portfolio could invest for temporary defensive purposes some or all of its assets in money market securities or utilize other investment strategies that may be inconsistent with a Portfolio's principal investment strategy. Temporary defensive instruments generally include U.S. government securities, bank time deposits denominated in the currency of any major nation, commercial paper and repurchase agreements. The Adviser may also invest in these types of securities or hold cash while looking for suitable investment opportunities or to maintain liquidity. Although a Portfolio would employ these measures only in seeking to avoid losses, they could reduce the benefit from an upswing in the market or prevent the Portfolio from meeting its investment objective.


PORTFOLIO TURNOVER


The Portfolios' Advisers will sell a security when they believe it is appropriate to do so, regardless of how long a Portfolio has owned that security. Buying and selling securities generally involves some expense to a Portfolio, such as commissions paid to brokers and other transaction costs. Generally speaking, the higher a Portfolio's annual portfolio turnover rate, the greater its brokerage costs. Increased brokerage costs may adversely affect a Portfolio's performance. The Portfolios, with the exception of PIMCO Inflation Protected Bond Portfolio and Van Kampen Mid Cap Growth Portfolio, generally intend to purchase securities for long-term investment and therefore will have a relatively low turnover rate. Annual turnover rate of 100% or more is considered high and will result in increased costs to the Portfolios. PIMCO Inflation Protected Bond Portfolio and Van Kampen Mid Cap Growth Portfolio generally will have annual turnover rates of 100% or more.


DOWNGRADES IN FIXED INCOME DEBT SECURITIES

Unless required by applicable law, the Portfolios are not required to sell or dispose of any debt security that either loses its rating or has its rating reduced after a Portfolio purchases the security.

MANAGEMENT

The Trust's Board of Trustees is responsible for managing the business affairs of the Trust. The Trustees meet periodically to review the affairs of the Trust and to establish certain guidelines which the Manager and Advisers are expected to follow in implementing the investment policies and objectives of the Trust. The Trustees also review the management of the Portfolios' assets by the Advisers. Information about the Trustees and executive officers of the Trust is contained in the SAI.

THE MANAGER

Met Investors Advisory, LLC (the "Manager"), 5 Park Plaza, Suite 1900, Irvine, California 92614, has overall responsibility for the general management and administration of all of the Portfolios. The Manager selects and pays the fees of the Advisers for each of the Trust's Portfolios and monitors each Adviser's investment program. The Manager is an affiliate of MetLife.

As compensation for its services to the Portfolios, the Manager receives monthly compensation at an annual rate of a percentage of the average daily net assets of each Portfolio. The management fees for each Portfolio are:


PORTFOLIO                              MANAGEMENT FEE
Met/AIM Capital Appreciation Portfolio 0.80% of first $100 million of such assets plus
                                       0.75% of such assets over $100 million up to $200 million
                                       plus 0.70% of such assets over $200 million up to $1 billion plus 0.65% of such assets over $1 billion
----------------------------------------------------------------------------------------------------
Met/AIM Small Cap Growth Portfolio     0.88% of first $500 million of such assets plus
                                       0.83% of such assets over $500 million
----------------------------------------------------------------------------------------------------
BlackRock High Yield Portfolio         0.60% of such assets
----------------------------------------------------------------------------------------------------
BlackRock Large Cap Core Portfolio     0.625% of first $250 million of such assets plus
                                       0.60% of such assets over $250 million up to $500 million
                                       plus 0.575% of such assets over $500 million up to $1 billion plus 0.55% of such assets over $1 billion up to $2 billion plus 0.50% of such assets over $2 billion
----------------------------------------------------------------------------------------------------
Clarion Global Real Estate Portfolio   0.70% of first $200 million of such assets plus
                                       0.65% of such assets over $200 million up to $750 million
                                       plus 0.55% of such assets over $750 million
----------------------------------------------------------------------------------------------------
Dreman Small Cap Value Portfolio       0.800% of first $100 million of such assets plus
                                       0.775% of such assets over $100 million up to $500 million plus 0.750% of such assets over $500 million up to
                                       $1 billion plus 0.725% of such assets over $1 billion
----------------------------------------------------------------------------------------------------
Harris Oakmark International Portfolio 0.85% of first $100 million of such assets plus
                                       0.80% of such assets over $100 million up to $1 billion
                                       plus 0.75% of such assets over $1 billion
----------------------------------------------------------------------------------------------------
Janus Forty Portfolio                  0.65% on first $1 billion of such assets plus
                                       0.60% of such assets over $1 billion
----------------------------------------------------------------------------------------------------
Lazard Mid Cap Portfolio               0.70% of first $500 million of such assets plus
                                       0.675% of such assets over $500 million up to $1 billion
                                       plus 0.60% of such assets over $1 billion
----------------------------------------------------------------------------------------------------

PORTFOLIO                                       MANAGEMENT FEE
Legg Mason Partners Aggressive Growth Portfolio 0.65% of first $500 million of such assets plus
                                                0.60% of such assets over $500 million up to $1 billion
                                                plus 0.55% of such assets over $1 billion up to $2 billion plus 0.50% of such assets over $2 billion
--------------------------------------------------------------------------------------------------------------
Legg Mason Value Equity Portfolio               0.65% of first $200 million of such assets plus
                                                0.63% of such assets over $200 million
--------------------------------------------------------------------------------------------------------------
Loomis Sayles Global Markets Portfolio          0.70% of first $500 million of such assets plus
                                                0.65% of such assets over $500 million up to $1 billion
                                                plus 0.60% of such assets over $1 billion
--------------------------------------------------------------------------------------------------------------
Lord Abbett Bond Debenture Portfolio            0.60% of first $250 million of such assets plus
                                                0.55% of such assets over $250 million up to $500 million
                                                plus 0.50% of such assets over $500 million up to $1 billion plus 0.45% of such assets over $1 billion
--------------------------------------------------------------------------------------------------------------
Lord Abbett Growth and Income Portfolio         0.60% of first $600 million of such assets plus
                                                0.55% of such assets over $600 million up to $1.1 billion
                                                plus 0.50% of such assets over $1.1 billion up to $1.5 billion plus 0.45% of such assets over $1.5 billion
--------------------------------------------------------------------------------------------------------------
Lord Abbett Mid Cap Value Portfolio             0.70% of first $200 million of such assets plus
                                                0.65% of such assets over $200 million up to $500 million
                                                plus 0.625% of such assets over $500 million
--------------------------------------------------------------------------------------------------------------
MFS(R) Emerging Markets Equity Portfolio        1.05% of first $250 million of such assets plus
                                                1.00% of such assets over $250 million up to $500 million
                                                plus 0.85% of such assets over $500 million up to $1 billion plus 0.75% of such assets over $1 billion
--------------------------------------------------------------------------------------------------------------
MFS(R) Research International Portfolio         0.80% of first $200 million of such assets plus
                                                0.75% of such assets over $200 million up to $500 million
                                                plus 0.70% of such assets over $500 million up to $1 billion plus 0.65% of such assets over $1 billion
--------------------------------------------------------------------------------------------------------------
PIMCO Inflation Protected Bond Portfolio        0.50% of first $1.2 billion of such assets plus
                                                0.45% of such assets over $1.2 billion
--------------------------------------------------------------------------------------------------------------
Pioneer Fund Portfolio                          0.750% of first $250 million of such assets plus
                                                0.700% of such assets over $250 million up to $500 million plus 0.675% of such assets over $500 million up to
                                                $1 billion plus 0.650% of such assets over $1 billion up to
                                                $2 billion plus 0.600% of such assets over $2 billion
--------------------------------------------------------------------------------------------------------------
Pioneer Strategic Income Portfolio              0.60% of first $500 million of such assets plus
                                                0.55% of such assets over $500 million up to $1 billion
                                                plus 0.53% of such assets over $1 billion
--------------------------------------------------------------------------------------------------------------
T. Rowe Price Mid Cap Growth Portfolio          0.75% of such assets
--------------------------------------------------------------------------------------------------------------
Third Avenue Small Cap Value Portfolio          0.75% of first $1 billion of such assets plus
                                                0.70% of such assets over $1 billion
--------------------------------------------------------------------------------------------------------------
Van Kampen Mid Cap Growth Portfolio             0.70% of first $200 million of such assets plus
                                                0.65% of such assets over $200 million up to $500 million
                                                plus 0.625% of such assets over $500 million
--------------------------------------------------------------------------------------------------------------



A discussion regarding the basis of the decision of the Trust's Board of Trustees to approve the Management Agreement with the Manager and the investment advisory agreements with the Advisers is available in each Portfolio's annual report.

EXPENSE LIMITATION AGREEMENT

In the interest of limiting expenses of certain Portfolios until April 30, 2009, the Manager has entered into an expense limitation agreement with the Trust ("Expense Limitation Agreement"). Pursuant to that Expense Limitation Agreement, the Manager has agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses of the Portfolios set forth below, other than interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, other extraordinary expenses not incurred in the ordinary course of each Portfolio's business and amounts payable pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act, are limited to the following respective expense ratios:


                                                 TOTAL EXPENSES LIMITED TO
      PORTFOLIOS                                 (% OF DAILY NET ASSETS)
      Dreman Small Cap Value Portfolio                     1.10%
      Lazard Mid Cap Portfolio                             0.80%
      MFS/(R)/ Emerging Markets Equity Portfolio           1.30%
      Pioneer Fund Portfolio                               1.00%
      Van Kampen Mid Cap Growth Portfolio                  0.90%


Each Portfolio may at a later date reimburse the Manager the management fees waived or limited and other expenses assumed and paid by the Manager pursuant to the Expense Limitation Agreement provided such Portfolio has reached a sufficient asset size to permit such reimbursement to be made without causing the total annual expense ratio of such Portfolio to exceed the percentage limits stated above. Consequently, no reimbursement by a Portfolio will be made unless: (i) the Portfolio's total annual expense ratio is less than the respective percentages stated above; and (ii) the payment of such reimbursement has been approved by the Trust's Board of Trustees.

The total amount of reimbursement to which the Manager may be entitled will equal, at any time, the sum of (i) all investment management fees previously waived or reduced by the Manager and (ii) all other payments previously remitted by the Manager to the Portfolio during any of the previous five fiscal years, less any reimbursement that the Portfolio has previously paid to the Manager with respect to (a) such investment management fees previously waived or reduced and (b) such other payments previously remitted by the Manager to the Portfolio.

THE ADVISERS

Under the terms of the agreements between each Adviser and the Manager, the Adviser will develop a plan for investing the assets of each Portfolio, select the assets to be purchased and sold by each Portfolio, select the broker-dealer or broker-dealers through which the Portfolio will buy and sell its assets, and negotiate the payment of commissions, if any, to those broker-dealers. Each Adviser follows the investment policies set by the Manager and the Board of Trustees for each of the Portfolios. Day-to-day management of the investments in each Portfolio is the responsibility of the Adviser's portfolio managers. The portfolio managers of each Portfolio are indicated below following a brief description of each Adviser. The SAI provides additional information about each committee member's or portfolio manager's compensation, other accounts managed and the person's ownership of securities in the Portfolio.

The Trust and the Manager have received an exemptive order from the Securities and Exchange Commission that permits the Manager, subject to certain conditions, and without the approval of shareholders to: (a) employ a new unaffiliated investment adviser for a Portfolio pursuant to the terms of a new investment advisory agreement, in each case either as a replacement for an existing Adviser or as an additional Adviser; (b) change the terms of any investment advisory agreement; and (c) continue the employment of an existing Adviser on the same advisory contract terms where a contract has been assigned because of a change in control of the Adviser. In such circumstances, shareholders would receive notice of such action, including the information concerning the new Adviser that normally is provided in a proxy statement.

The Manager pays each Adviser a fee based on the Portfolio's average daily net assets. No Portfolio is responsible for the fees paid to each of the Advisers.

INVESCO AIM CAPITAL MANAGEMENT, INC. ("AIM"), 11 Greenway Plaza, Suite 100, Houston, Texas 77046, is the Adviser to the Met/AIM Capital Appreciation and Met/AIM Small Cap Growth Portfolios of the Trust. AIM has acted as an investment adviser since its organization in 1986. Today, AIM, together with its affiliates, advises or manages investment portfolios, including the Portfolios, encompassing a broad range of investment objectives. AIM is an indirect wholly owned subsidiary of AMVESCAP PLC, London, England. Total net assets under the management of AIM and its affiliates was approximately $149 billion as of December 31, 2007.

MET/AIM CAPITAL APPRECIATION PORTFOLIO


AIM uses a team approach to investment management. The members of the team who are primarily responsible for the day-to-day management of the Portfolio are:


  . ROBERT J. LLOYD, (lead manager), Senior Portfolio Manager, has been responsible for the Portfolio since 2003 and has been associated with AIM and/or its affiliates since 2000.

  . RYAN A. AMERMAN, Portfolio Manager, has been responsible for the Portfolio since 2008 and has been associated with AIM and/or its affiliates since 1996.

They are assisted by the Adviser's Multi-cap Growth Team which is comprised of portfolio managers and research analysts. Team members provide research support and make securities recommendations with respect to the Portfolio, but do not have day-to-day management responsibilities with respect to the Portfolio. Members of the Team may change from time to time.

MET/AIM SMALL CAP GROWTH PORTFOLIO


AIM uses a team approach to investment management. The members of the team who are primarily responsible for the day-to-day management of the Portfolio are:


  . JULIET S. ELLIS (lead manager), Senior Portfolio Manager, has been responsible for the Portfolio since 2004 and has been associated with AIM and/or its affiliates since 2004. From 2000 to 2004, she was Managing Director and from 1993 to 2004, she was a senior portfolio manager with JPMorgan Fleming Asset Management.

  . JUAN R. HARTSFIELD, Portfolio Manager, has been responsible for the Portfolio since 2004 and has been associated with AIM and/or its affiliates since 2004. From 2000 to 2004, he was a co-portfolio manager with JPMorgan Fleming Asset Management.

  . CLAY MANLEY, Portfolio Manager, has been responsible for the Portfolio since 2008 and has been associated with AIM and/or its affiliates since 2001.

  . They are assisted by the Small Cap Core/Growth Team which may be comprised of portfolio managers, research analysts and other investment professionals of AIM. Team members provide research support and make securities recommendations with respect to the Portfolio's holdings, but do not have day-to-day management responsibilities with respect to the Portfolio's holdings. Members of the Team may change from time to time.

BLACKROCK ADVISORS, LLC, 100 Bellevue Parkway, Wilmington, Delaware 19809, is the Adviser to the BlackRock Large Cap Core Portfolio of the Trust. BlackRock Advisors, LLC is a wholly-owned subsidiary of BlackRock, Inc., which is an affiliate of The PNC Financial Services Group, Inc. and Merrill Lynch & Co., Inc.

  . ROBERT C. DOLL, Jr., is the senior portfolio manager and is primarily responsible for the day-to-day management of the Portfolio and the selection of its investments. He has been the Portfolio's and its predecessor's portfolio manager since 2003. Mr. Doll has been Vice Chairman and Director of BlackRock, Inc. and Global Chief Investment Officer for Equities, Chairman of the BlackRock Retail Operating Committee and member of the BlackRock Executive Committee since 2006. Mr. Doll was President of FAM and its affiliate, Merrill Lynch Investment Managers, L.P. ("MLIM"), from 2001 to 2006. He was President and a member of the Board of the funds advised by MLIM and its affiliates from 2005 to 2006.

BLACKROCK FINANCIAL MANAGEMENT, INC. ("BFM"), 40 East 52/nd/ Street, New York, New York 10022, is the Adviser to the BlackRock High Yield Portfolio of the Trust. BFM is a wholly owned subsidiary of BlackRock, Inc., one of the world's largest asset management firms with over $1 trillion in assets under management as of December 31, 2007.

  . The Portfolio is managed by a team of investment professionals at BlackRock. The lead members of the team are KEVIN J. BOOTH, Managing Director of BFM since 2006, and JAMES KEENAN, Director of BFM since 2004. JEFF GARY, Managing Director of BFM since 2003, and SCOTT AMERO, Managing Director of BFM since 1990, are also part of the Portfolio's management team.

  . MR. BOOTH, CFA, is co-head of the high yield team within BlackRock's Fixed Income Portfolio Management Group. His primary responsibilities are managing portfolios and directing investment strategy. He specializes in hybrid high yield portfolios, consisting of leveraged bank loans, high yield bonds, and distressed obligations. Mr. Booth joined BFM following the merger with Merrill Lynch Investment Managers ("MLIM") in 2006. Prior to joining BFM, Mr. Booth was a Managing Director (Global Fixed Income) of MLIM in 2006, a Director from 1998 to 2006 and was a Vice President of MLIM from 1991 to 1998. He has been a portfolio manager with BlackRock or MLIM since 1992, and was a member of MLIM's bank loan group from 2000 to 2006.

  . MR. KEENAN, CFA, is co-head of the high yield team within BlackRock's Fixed Income Portfolio Management Group. His primary responsibilities are managing portfolios and directing investment strategy. Prior to joining BFM in 2004, Mr. Keenan was a senior high yield trader at Columbia Management Group from 2003 to 2004. Mr. Keenan began his investment career at UBS Global Asset Management where he held roles as a trader, research analyst and a portfolio analyst from 1998 through 2003.

  . MR. GARY is a portfolio manager of the high yield team within BlackRock's Fixed Income Portfolio Management Group. Prior to joining BFM in 2003, he was a Managing Director and portfolio manager with AIG (American General) Investment Group.

  . MR. AMERO is BlackRock's Global Chief Investment Officer for Fixed Income and co-head of the Fixed Income Portfolio Management Group. He is a member of the Executive, Operating and Management Committees and Chairman of the Fixed Income Investment Strategy Group that is responsible for global fixed income strategy, asset allocation and overall management of client portfolios.

  . Mr. Gary and Mr. Amero have been portfolio managers of the Portfolio since 2006, and Mr. Booth and Mr. Keenan have been part of the portfolio management team since 2007.

PRIOR EXPERIENCE WITH COMPARABLE FUND

The BlackRock High Yield Portfolio and the BlackRock Funds High Yield Bond Portfolio, which is also advised by BlackRock, have substantially similar investment objectives, policies, and strategies. BlackRock began managing the Portfolio in August, 2006. In order to provide you with information regarding the investment capabilities of BlackRock, performance information regarding the BlackRock Funds High Yield Bond Portfolio is presented. Management fees paid by the BlackRock Funds High Yield Portfolio are less than the fees paid by the Portfolio. If the same level of management fees charged to the Portfolio had been charged to the BlackRock Funds High Yield Bond Portfolio, the average annual return during the period would have been less than the returns set forth below. The result assumes that the current management fee paid by the BlackRock Funds High Yield Bond Portfolio, as a percentage of average net assets, applied to all prior periods. Such performance information should not be relied upon as an indication of the future performance of the Portfolio because, among other things, the asset sizes and expenses of BlackRock Funds High Yield Bond Portfolio and the Portfolio will vary.

The table below compares the BlackRock Funds High Yield Bond Portfolio's average annual compounded total returns for the 1- and 5- year periods and from inception through 12/31/07, with the Lehman Brothers U.S. Corporate High Yield
- 2% Issuer Cap Index ("Lehman HY Index"). An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index. The calculations of total return assume the reinvestment of all dividends and capital gain distributions and the deduction of all recurring expenses that were charged to shareholder accounts. These figures do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower.

           Average Annual Total Returns as of 12/31/07
------------------------------------------------------------------
                                                 Since   Inception
                                 1 Year 5 Year Inception   Date
-------------------------------- ------ ------ --------- ---------
BlackRock Funds High Yield Bond
 Portfolio--Institutional shares  2.80% 11.37%   7.26%   11/19/98
Lehman HY Index                   2.27% 10.75%   5.96%*
*Performance data is from 11/30/98.

ING CLARION REAL ESTATE SECURITIES L.P. (the "Adviser") serves as Adviser to the Clarion Global Real Estate Portfolio of the Trust. The Adviser was founded in 1969 and is a Delaware limited partnership. The Adviser is an indirect, wholly-owned subsidiary of ING Groep, N.V. and is an affiliate of ING Investments. The Adviser's principal address is 200 King of Prussia, Radnor, PA 19087. The Adviser is in the business of providing investment advice to institutional and individual client accounts which, as of December 31, 2007, were valued in excess of $17 billion.

The following individuals are jointly responsible for the day-to-day management of the Portfolio.

  . T. RITSON FERGUSON, Chief Investment Officer ("CIO") and Portfolio Manager, has 22 years of real estate investment experience. Mr. Ferguson has managed the ING Global Real Estate Fund's portfolio since November 2001. Mr. Ferguson has served as Co-CIO and more recently CIO of the Adviser since 1991.

  . STEVEN D. BURTON, Managing Director and Portfolio Manager, is a member of the Adviser's Investment Committee and has managed the ING Global Real Estate Fund's portfolio since November 2001. He is also responsible for evaluating the investment potential of public real estate companies outside of the U.S. Mr. Burton joined the Adviser in 1995.

  . JOSEPH P. SMITH, Managing Director and Portfolio Manager, is a member of the Adviser's Investment Committee of the Adviser and has managed the ING Global Real Estate Fund's portfolio since February 2007. Mr. Smith joined ING Clarion in 1997 and has 14 years of real estate investment management experience.

PRIOR EXPERIENCE WITH COMPARABLE FUND

The Adviser became the adviser to the Clarion Global Real Estate Portfolio in April 2008. In order to provide you with information regarding the investment capabilities of the Adviser, performance information regarding the ING Global Real Estate Fund ("ING Fund") is presented. The Portfolio and the ING Fund, which is also advised by the Adviser, have substantially similar investment objectives, policies, and strategies. Management fees paid by the ING Fund are higher than the fees paid by the Portfolio. If the same level of management fees charged to the Portfolio had been charged to the ING Fund, the average annual return during the period would have been higher than the returns set forth below. Such performance information should not be relied upon as an indication of the future performance of the Portfolio because, among other things, the asset sizes and expenses of ING Fund and the Portfolio will vary.

The table below compares the ING Global Real Estate Fund's average annual compounded total returns on a before tax basis for the 1- and 5-year periods and from inception through 12/31/07 with the S&P/Citigroup World Property Index, an unmanaged index which tracks the performance of the investable universe of publicly traded property companies with more than 450 constituents from 24 countries. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index. The calculations of total return assume the reinvestment of all dividends and capital gain distributions and the deduction of all recurring expenses that were charged to shareholder accounts. These figures do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower.

         Average Annual Total Return as of 12/31/07
------------------------------------------------------------
                                                      Since
                                     1 Year 5 Years Inception
------------------------------------ ------ ------- ---------
ING Global Real Estate Fund--Class A
 Before Taxes                        -6.87% 23.49%   20.77%*
S&P/Citigroup World Property Index   -7.27% 23.55%   20.32%*
*Inception date is 11/5/01.

DREMAN VALUE MANAGEMENT, LLC ("Dreman"), 520 East Cooper Avenue, Aspen, Colorado 81611 is the Adviser to the Dreman Small Cap Value Portfolio of the Trust. Dreman was founded in 1977 and managed over $18 billion in assets as of December 31, 2007.

  . Messrs. DAVID M. DREMAN, E. CLIFTON HOOVER, JR and MARK ROACH serve as Co-Portfolio Managers of the Portfolio. Mr. Dreman is the founder, Chairman and Chief Investment Officer of Dreman and has been with Dreman since its inception in 1997. Mr. Hoover is a Co-Chief Investment Officer, Co-Research Director and Portfolio Manager of Dreman's Large and Small Cap Value Strategies. Mr. Hoover joined Dreman in December 2006. Prior to that time, he was a Managing Director and Portfolio Manager at NFJ Investment Group since 1997. Mr. Roach is a Managing Director of Dreman and a Portfolio Manager of Mid-Cap and Small-Cap Products. Mr. Roach joined Dreman in November 2006. Prior to that time, he was with Vaughn Nelson Investment Management since 2002 and has been in the investment management business since 1997.

PRIOR EXPERIENCE WITH COMPARABLE FUND

The Dreman Small Cap Value Portfolio and the DWS Dreman Small Cap Value Fund, (formerly Scudder Dreman Small Cap Value Fund) which is also advised by Dreman, have substantially similar investment objectives, policies, and strategies. Since the Portfolio commenced operations in 2005, it does not have a significant operating history. In order to provide you with information regarding the investment capabilities of Dreman, performance information regarding the DWS Dreman Small Cap Value Fund is presented. Management fees paid by the DWS Dreman Small Cap Value Fund are less than the fees paid by the Portfolio. If the same level of management fees charged to the Portfolio had been charged to the DWS Dreman Small Cap Value Fund, the average annual return during the periods would have been lower than the numbers set forth below. This result assumes that the current management fee paid by the DWS Dreman Small Cap Value Fund, as a percentage of average net assets, applied in all prior periods. Such performance information should not be relied upon as an indication of the future performance of the Portfolio because, among other things, the asset sizes and expenses of DWS Dreman Small Cap Value Fund and the Portfolio will vary.

The table below compares the DWS Dreman Small Cap Value Fund's average annual compounded total returns for the 1-, 5- and 10-year periods through 12/31/07 with the Russell 2000 Value Index, an unmanaged under which measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index. The calculations of total return assume the reinvestment of all dividends and capital gain distributions and the deduction of all recurring expenses that were charged to shareholder accounts. These figures do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower.

            Average Annual Total Return as of 12/31/07
-----------------------------------------------------------------
                                             1 Year 5 Year 10 Year
-------------------------------------------- ------ ------ -------
Dreman Small Cap Value Fund (Class A shares)
 (Without Sales Charge)                       2.48% 20.00%  8.07%
Russell 2000 Value Index                     -9.79% 15.90%  9.06%


HARRIS ASSOCIATES L.P. ("Harris"), Two North La Salle Street, Suite 500, Chicago, Illinois 60602, is the Adviser to the Harris Oakmark International Portfolio of the Trust. Harris is a Delaware limited partnership organized in 1995. The general partnership interest in Harris is owned by Harris Associates Inc., which in turn is a wholly-owned subsidiary of Paris-based Natixis Global Asset Management L.P. Together with its predecessor, Harris has managed mutual funds since 1970 and manages more than $65.7 billion of assets as of December 31, 2007.

  . DAVID G. HERRO, CFA, Partner and Chief Investment Officer-International, and ROBERT A. TAYLOR, CFA, Partner and Director of International Research, manage the Portfolio. Mr. Herro joined Harris in 1992 as a portfolio manager and analyst. Mr. Taylor joined Harris in 1994 as an International Analyst.

JANUS CAPITAL MANAGEMENT LLC ("Janus"), 151 Detroit Street, Denver, Colorado 80206, is the Adviser to the Janus Forty Portfolio of the Trust. Janus (together with its predecessors) has served as an investment adviser since 1969 and serves as investment adviser or sub-adviser to Separately Managed Accounts, Mutual Funds, as well as Commingled Pools or private funds, and Wrap Fee Accounts. Janus is a direct subsidiary of Janus Capital Group Inc. ("JCGI"), a publicly traded company with principal operations in financial asset management businesses. JCGI owns approximately 95% of Janus, with the remaining 5% held by Janus Management Holdings Corporation. As of December 31, 2007, JCGI had approximately $206.7 billion in assets under management.


RON SACHS, CFA, manages the Janus Forty Portfolio, which he has managed since January 2008. Mr. Sachs is also Portfolio Manager of other Janus accounts. Mr. Sachs joined Janus in 1996 as a research analyst, and has acted as a Portfolio Manager of other Janus-advised mutual funds since June 2000. Mr. Sachs holds a Bachelor's degree (cum laude) in Economics from Princeton and a law degree from the University of Michigan. He holds the Chartered Financial Analyst designation.

LAZARD ASSET MANAGEMENT LLC, 30 Rockefeller Plaza, New York, New York 10112-6300, ("Lazard") serves as the Adviser to the Lazard Mid Cap Portfolio of the Trust. Lazard is a wholly-owned subsidiary of Lazard, Ltd., Clarendon House, 2 Church Street, Hamilton HM 11, Bermuda. Lazard and its global affiliates provide investment management services to client discretionary accounts with assets totaling approximately $126.9 billion as of December 31, 2007. Its clients are both individuals and institutions, some of whose accounts have investment policies similar to those of the Portfolio.

The following individuals are jointly responsible for managing the Portfolio:

  . CHRISTOPHER BLAKE, Managing Director, Portfolio/Analyst. Christopher Blake is a Managing Director of Lazard and a Portfolio Manager/Analyst for the U.S. Mid Cap and Strategic Equity portfolios (including the North American Equity Fund, the brand name of the U.S. Strategic Equity offshore fund). He joined Lazard in 1995. Mr. Blake was a Lazard Research Analyst covering the consumer sector, and beginning in 1996, was a Research Analyst on the U.S. Small Cap team.

  . GARY BUESSER, CFA, Director, Portfolio Manager. He is a Portfolio Manager for the U.S. Mid Cap and Strategic Equity portfolios. Prior to joining the Lazard in 2000, Mr. Buesser worked for Evergreen Funds, SG Cowen, Shearson Lehman Brothers, and Kidder Peabody. He began working in the investment field in 1983.

  . ROBERT A. FAILLA, CFA, Director, Portfolio Manager. Robert Failla is a Senior Vice President of Lazard, and a Portfolio Manager for the U.S. Mid Cap and Strategic Equity portfolios. Prior to joining Lazard in 2003,
     Mr. Failla was associated with AllianceBernstein, where he worked as a Portfolio Manager on a large-cap and all-cap product. He began working in the investment field in 1993.

  . ANDREW LACEY, Deputy Chairman, U.S. and Global Products. Andrew Lacey is a Deputy Chairman of Lazard for U.S. and Global products. He is also a portfolio manager on the U.S. Equity, U.S. Equity Select, U.S. Equity Value, U.S. Mid Cap, and U.S. Strategic products. Mr. Lacey become a full-time member of the equity team in 1996.

PRIOR EXPERIENCE WITH COMPARABLE FUND

The Lazard Mid Cap Portfolio and the Lazard Mid Cap Fund, which is also advised by Lazard, have substantially similar investment objectives, policies, and strategies. Lazard began managing the Portfolio in December 2005. In order to provide you with information regarding the investment capabilities of Lazard, performance information regarding the Lazard Mid Cap Fund is presented. Management fees paid by the Lazard Mid Cap Fund are greater than the fees paid by the Portfolio. If the same level of management fees charged to the Portfolio had been charged to the Lazard Mid Cap Fund, the average annual return during the period would have been higher than the returns set forth below. This result assumes that the current management fee paid by the Lazard Mid Cap Fund, as a percentage of average net assets, applied to all prior periods. Such performance information should not be relied upon as an indication of the future performance of the Portfolio because, among other things, the asset sizes and expenses of Lazard Mid Cap Fund and the Portfolio will vary.

The table below compares the Lazard Mid Cap Fund's average annual compounded total returns for the 1-, 5- and 10-year periods through 12/31/07 with the S&P Mid Cap 400 Index, an unmanaged index which measures the performance of mid-sized companies and covers approximately 7% of the U.S. equities market. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index. The calculations of total return assume the reinvestment of all dividends and capital gain distributions and the deduction of all recurring expenses that were charged to shareholder accounts. These figures do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower.

          Average Annual Total Return as of 12/31/07
-------------------------------------------------------------
                                         1 Year 5 Year 10 Year
---------------------------------------- ------ ------ -------
Lazard Mid Cap Fund--Institutional Class  2.93% 14.38%   9.61%
S&P Mid Cap 400 Index                     7.98% 16.20%  11.19%

CLEARBRIDGE ADVISORS, LLC ("ClearBridge"), 620 8/th/ Avenue, New York,
New York 10018, is the Adviser to the Legg Mason Partners Aggressive Growth Portfolio of the Trust. ClearBridge is an investment advisor that succeeded the equity securities portfolio management business of Citigroup Asset Management, which was acquired by Legg Mason, Inc. in December 2005. Assets under management by ClearBridge were approximately $100.5 billion as of December 31, 2007. ClearBridge is a wholly-owned subsidiary of Legg Mason, Inc.

The following individuals are jointly responsible for managing the Portfolio:

  . RICHARD FREEMAN, is an investment officer of ClearBridge. Mr. Freeman has managed the Legg Mason Partners Aggressive Growth Fund, Inc. on which the Portfolio is modeled since its inception in 1983 and has more than 29 years of investment experience.

  . EVAN BAUMAN, has been with the organization since 1996 and has over 10 years of investment experience.

PRIOR EXPERIENCE WITH COMPARABLE FUND

The Legg Mason Partners Aggressive Growth Portfolio and the Legg Mason Partners Aggressive Growth Fund ("Aggressive Growth Fund"), which is sub-advised by ClearBridge, have substantially similar investment objectives, policies, and strategies. ClearBridge began managing the Portfolio in October 2006. In order to provide you with information regarding the investment capabilities of ClearBridge, performance information regarding the Aggressive Growth Fund is presented. Management fees paid by the Aggressive Growth Fund are more than the fees paid by the Portfolio. If the same level of management fees charged to the Portfolio had been charged to the Aggressive Growth Fund, the average annual return during the period would have been more than the returns set forth below. The result assumes that the current management fee paid by the Aggressive Growth Fund, as a percentage of average net assets, applied to all prior periods. Such performance information should not be relied upon as an indication of the future performance of the Portfolio because, among other things, the asset sizes and expenses of Aggressive Growth Fund and the Portfolio will vary. The table below compares the Aggressive Growth Fund's average annual compounded total returns for the 1-, 5- and 10-year periods through 12/31/07 with the Russell 3000 Growth Index. The calculations of total return assume the reinvestment of all dividends and capital gain distributions and the deduction of all recurring expenses that were charged to shareholder accounts. These figures do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower.



         Average Annual Total Return as of 12/31/07
--------------------------------------------------------------------------
                                             1 Year    5 Year    10 Years
  --------------------------------------     --------- --------- --------
Aggressive Growth Fund**
 Class A shares (without sales charge)        1.22%    13.19%     12.08%
Russell 3000 Growth Index                    11.40%    12.42%      3.83%
**Prior to April 7, 2006, known as Smith Barney Aggressive Growth Fund, Inc.


LEGG MASON CAPITAL MANAGEMENT, INC. ("LMCM"), 100 Light Street, Baltimore, Maryland 21202, is the Adviser to the Legg Mason Value Equity Portfolio of the Trust. LMCM provides investment advisory services for registered mutual funds, company retirement plans, foundations, endowments, trust companies, and high net-worth individuals. As of December 31, 2007, LMCM and its sister company had aggregate assets under management of approximately $59.7 billion.

  . MARY CHRIS GAY, as portfolio manager, has primary responsibility for the day-to-day management of the Portfolio. Ms. Gay will employ the investment strategies of Bill Miller, the Chief Investment Officer ("CIO") of LMCM. Ms. Gay is a Senior Vice President and Portfolio Manager at LMCM. Ms. Gay has managed or co-managed equity funds advised by LMCM since 1998 and has been employed by one or more affiliates of Legg Mason, Inc. ("Legg Mason") since 1989. Mr. Miller, as CIO, leads LMCM's investment team and is the creator of the LMCM investment process. Mr. Miller has been associated with Legg Mason since 1982.

PRIOR EXPERIENCE WITH COMPARABLE FUND

The Legg Mason Value Equity Portfolio and the Legg Mason Value Trust, Inc. ("Legg Mason Value Trust"), which is also advised by LMCM, have substantially similar investment objectives, policies and strategies. LMCM began managing the Legg Mason Value Trust on April 1, 2005. Prior to that date, the Legg Mason Value Trust was managed by Legg Mason Funds Management, Inc. ("LMFM"), an affiliate of LMCM. LMFM and LMCM have substantially the same portfolio management personnel. The Legg Mason Value Trust is managed in the same manner both before and after April 1, 2005. Since the Portfolio commenced operations in November, 2005, it does not have a significant operating history. In order to provide you with information regarding the investment capabilities of LMCM, performance information regarding the Legg Mason Value Trust is presented. Management fees paid by the Legg Mason Value Trust are more than the fees paid by the Portfolio. If the same level of management fees charged to the Portfolio had been charged to the Legg Mason Value Trust, the average annual return during the period would have been higher than the returns set forth below. This result assumes that the current management fee paid by the Legg Mason Value Equity Trust, as a percentage of average net assets, applied in all prior periods. Such performance information should not be relied upon as an indication of the future performance of the Portfolio because, among other things, the asset sizes and expenses of Legg Mason Value Trust and the Portfolio will vary.

The table below compares the Legg Mason Value Trust's average annual compounded total returns for the 1-, 5- and 10-year periods through December 31, 2007 with the Standard & Poor's 500 Composite Stock Index ("S&P 500 Index"). An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index. The calculations of total return assume the reinvestment of all dividends and capital gain distributions and the deduction of all recurring expenses that were charged to shareholder accounts. These figures do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower.

            Average Annual Total Return as of 12/31/07
-----------------------------------------------------------------
                                             1 Year 5 Year 10 Year
-------------------------------------------- ------ ------ -------
Legg Mason Value Trust--Primary Class shares -6.66% 10.83%  7.92%
S&P 500 Index                                 5.49% 12.83%  5.91%


LOOMIS, SAYLES & COMPANY, L.P. ("Loomis Sayles"), One Financial Center, Boston, Massachusetts 02111, is the Adviser to the Loomis Sayles Global Markets Portfolio of the Trust. Loomis Sayles is a subsidiary of Natixis Global Asset Management, L.P. Founded in 1926, Loomis Sayles is one of America's oldest investment advisory firms with over $130 billion in assets under management as of December 31, 2007.

The Portfolio is managed by a team of portfolio managers:

  . MARK B. BARIBEAU, CFA, Vice President of Loomis Sayles, joined the firm in 1989. He is the Growth portfolio manager of the domestic equity securities sector and international equity securities sector of the Portfolio.

  . DANIEL J. FUSS, CFA, CIC, Executive Vice President and Vice Chairman of Loomis Sayles has been with the firm since 1976. He is the portfolio manager of the domestic fixed income securities sector of the Portfolio.

  . WARREN N. KOONTZ, CFA, Vice President of Loomis Sayles, joined the firm in 1995. He is the Value portfolio manager of the domestic equity securities sector and international equity securities sector of the Portfolio.

  . DAVID ROLLEY, CFA, Vice President of Loomis Sayles, has been with the firm since 1994. He is the portfolio manager of the international fixed income securities sector of the Portfolio.

PRIOR EXPERIENCE WITH COMPARABLE FUND

The Loomis Sayles Global Markets Portfolio and the Loomis Sayles Global Markets Fund, which is also advised by Loomis Sayles, have substantially similar investment objectives, policies, and strategies. Since the Portfolio commenced operations in 2006, it does not have a significant operating history. In order to provide you with information regarding the investment capabilities of Loomis Sayles, performance information regarding the Loomis Sayles Global Markets Fund is presented. Management fees paid by the Loomis Sayles Global Markets Fund are higher than the fees paid by the Portfolio. If the same level of management fees charged to the Portfolio had been charged to the Loomis Sayles Global Markets Fund, the average annual return during the periods would have been higher than the numbers set forth below. This result assumes that the current management fee paid by the Loomis Sayles Global Markets Fund, as a percentage of average net assets, applied in all prior periods. Such performance information should not be relied upon as an indication of the future performance of the Portfolio because, among other things, the asset sizes and expenses of Loomis Sayles Global Markets Fund and the Portfolio will vary.

The table below compares the Loomis Sayles Global Markets Fund's average annual compounded total returns for the 1-, 5- and 10-year periods through 12/31/07 with the MSCI World Index, an index that measures global developed market equity performance and the Citigroup World Government Bond Index ("Citigroup
WGBI), an index that measures the most significant and liquid government bond indices located around the world which carry at least an investment grade rating. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index. The calculations of total return assume the reinvestment of all dividends and capital gain distributions and the deduction of all recurring expenses that were charged to shareholder accounts. These figures do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower.



                                  1 Year 5 Year 10 Year
--------------------------------- ------ ------ -------
Loomis Sayles Global Markets Fund
 (Class Y shares)                 26.49% 18.77% 13.32%
MSCI World Index                   9.57% 17.53%  7.45%
Citigroup WGBI                    10.95%  6.81%  6.31%

LORD, ABBETT & CO. LLC ("Lord Abbett"), 90 Hudson Street, Jersey City,
New Jersey 07302, is the Adviser to the Lord Abbett Bond Debenture, Lord Abbett Growth and Income and Lord Abbett Mid Cap Value Portfolios of the Trust. Founded in 1929, Lord Abbett manages one of the nation's oldest mutual fund complexes, with assets under management of approximately $110 billion in mutual funds as of December 31, 2007.

LORD ABBETT BOND DEBENTURE PORTFOLIO

Lord Abbett uses a team of investment managers and analysts acting together to manage the Portfolio's investments. CHRISTOPHER J. TOWLE, Partner and Investment Manager of Lord Abbett, heads the team and is primarily responsible for the day-to-day management of the Portfolio. Mr. Towle joined Lord Abbett in 1987, is the holder of a Chartered Financial Analyst designation and has been in the investment business since 1980. He has been a member of the team since 1993.


LORD ABBETT GROWTH AND INCOME PORTFOLIO

  . ELI M. SALZMANN is primarily responsible for the day-to-day management of the Portfolio. Mr. Salzmann is a Partner of Lord Abbett and has been with Lord Abbett since 1997. Mr. Salzmann is the Investment Team Leader and has been a member of the investment team since 1998.

LORD ABBETT MID CAP VALUE PORTFOLIO

  . Lord Abbett uses a team of investment managers and analysts acting together to manage the Portfolio's investments. EDWARD K. VON DER LINDE heads the team and the other senior member of the team is HOWARD E. HANSEN. Messrs. von der Linde and Hansen are primarily and jointly responsible for the day-to-day management of the Portfolio. Mr. von der Linde is a Partner and joined Lord Abbett in 1988. Mr. Hansen, Partner and Investment Manager, joined Lord Abbett in 1995.



MASSACHUSETTS FINANCIAL SERVICES COMPANY ("MFS"), 500 Boylston Street, Boston, Massachusetts 02116, is the Adviser to the MFS(R) Research International and MFS(R) Emerging Markets Equity Portfolios of the Trust. MFS is America's oldest mutual fund organization. MFS is a subsidiary of Sun Life of Canada (U.S.) Financial Services Holdings, Inc., which in turn is an indirect majority-owned subsidiary of Sun Life Financial Inc. (a diversified financial services company). MFS and its predecessor organizations have a history of money management dating from 1924 and the founding of the first mutual fund, Massachusetts Investors Trust. Net assets under the management of the MFS organization were approximately $198 billion as of December 31, 2007.

MFS(R) EMERGING MARKETS EQUITY PORTFOLIO

  . The Portfolio is managed by NICHOLAS D. SMITHIE, an investment officer of MFS. Mr. Smithie has been a portfolio manager with MFS since 2002 and has been in the investment management area of MFS since 1998.

PRIOR EXPERIENCE WITH COMPARABLE FUND

The MFS(R) Emerging Markets Equity Portfolio and the MFS(R) Emerging Markets Equity Fund, which is also advised by MFS, have substantially similar investment objectives, policies, and strategies. Since the Portfolio commenced operations in 2006, it does not have a significant operating history. MFS began managing all of the assets of the MFS(R) Emerging Markets Equity Fund on November 30, 1999. Prior to November 30, 1999, another investment adviser managed certain assets of the Fund. Performance information for periods prior to November 30, 1999 reflects this former sub-investment advisory relationship. In order to provide you with information regarding the investment capabilities of MFS, performance information regarding the MFS(R) Emerging Markets Equity Fund is presented. Management fees paid by the MFS(R) Emerging Markets Equity Fund are the same as the fees paid by the Portfolio. Such performance information should not be relied upon as an indication of the future performance of the Portfolio because, among other things, the asset sizes and expenses of MFS(R) Emerging Markets Equity Fund and the Portfolio will vary.

The table below compares the MFS(R) Emerging Markets Equity Fund's average annual compounded total returns for the 1-, 5- and 10-year periods through 12/31/07 with the Morgan Stanley Capital International (MSCI) Emerging Markets Free Index, an unmanaged market capitalization weighted index that is designed to measure equity market performance in the global emerging markets. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index. The calculations of total return assume the reinvestment of all dividends and capital gain distributions and the deduction of all recurring expenses that were charged to shareholder accounts. These figures do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower.

            Average Annual Total Return as of 12/31/07
-----------------------------------------------------------------
                                             1 Year 5 Year 10 Year
-------------------------------------------- ------ ------ -------
MFS(R) Emerging Markets Equity Fund (Class A
 shares) (Without Sales Charge)              35.46% 35.61%  12.55%
MSCI Emerging Markets Index                  39.78% 37.46%  14.53%

MFS(R) RESEARCH INTERNATIONAL PORTFOLIO

  . The Portfolio is managed by a committee of research analysts under the general supervision of THOMAS MELENDEZ and JOSE LUIS GARCIA.

  . MR. MELENDEZ, an investment officer of MFS, joined MFS in 2002 as an associate portfolio manager with more than ten years experience, including three years as an Emerging Market Product Specialist for Schroders North America, two years as a General Manager for Schroders Argentina and three years as a Vice President, Latin American Fund Manager for Schroders Capital Management International, London.

  . MR. GARCIA, an investment officer of MFS and global equity research analyst, joined MFS in 2002. Prior to joining MFS, Mr. Garcia was Chief Executive Officer of Telefonica B2B in Mexico City for two years and for two years prior to that position, Principal of Texas Pacific Group.

PACIFIC INVESTMENT MANAGEMENT COMPANY LLC ("PIMCO"), 840 Newport Center Drive, Newport Beach, California 92660, is the Adviser to the PIMCO Inflation Protected Bond Portfolio of the Trust. PIMCO, a Delaware limited liability company, is a majority-owned subsidiary of Allianz Global Investors of America L.P. ("AGI LP"). Allianz SE is the indirect majority owner of AGI LP. Allianz SE is a European-based, multinational insurance and financial services holding company. As of December 31, 2007, PIMCO had approximately $746.3 billion in assets under management.

  . MIHIR WORAH is an Executive Vice President, portfolio manager, and member of the government and derivatives desk. He joined PIMCO in 2001 as a member of the analytics team and worked on term structure modeling and options pricing.


PIONEER INVESTMENT MANAGEMENT, INC., 60 State Street, Boston, Massachusetts 02109, is the Adviser to the Pioneer Fund and Pioneer Strategic Income Portfolios of the Trust. Pioneer is an indirect, wholly owned subsidiary of UniCredito Italiano S.p.A., one of the largest banking groups in Italy. Pioneer provides investment management and financial services to mutual funds, institutional and other clients. As of December 31, 2007, assets under management were approximately $78.6 billion.

PIONEER FUND PORTFOLIO

  . Day-to-day management of the Portfolio is the responsibility of JOHN A. CAREY, portfolio manager, and WALTER HUNNEWELL, JR., assistant portfolio manager. Messrs. Carey and Hunnewell are supported by Pioneer's domestic equity team. The team manages other Pioneer mutual funds investing primarily in U.S. equity securities. Mr. Carey and Mr. Hunnewell may draw upon the research and investment management expertise of the global research team, which provides fundamental research on companies and includes members from Pioneer's affiliate, Pioneer Investment Management Limited. Mr. Carey is director of portfolio management and an executive vice president of Pioneer. Mr. Carey joined Pioneer as an analyst in 1979. Mr. Hunnewell is a vice president of Pioneer. He joined Pioneer in August 2001 and has been an investment professional since 1985. Prior to joining Pioneer, Mr. Hunnewell was an independent investment manager and a fiduciary of private asset portfolios from 2000 to 2001.

PIONEER STRATEGIC INCOME PORTFOLIO

  . Day-to-day management of the Portfolio is the responsibility of KENNETH J. TAUBES. Mr. Taubes is supported by the fixed income team. Members of this team manage other Pioneer funds investing primarily in fixed income securities. The portfolio manager and the team also may draw upon the research and investment management expertise of the global research team, which provides fundamental research on companies and includes members from Pioneer's affiliate, Pioneer Investment Management Limited. Mr. Taubes is responsible for overseeing the U.S. and global fixed income teams. He joined Pioneer as a senior vice president in September 1998 and has been an investment professional since 1982.


T. ROWE PRICE ASSOCIATES, INC. ("T. Rowe Price"), 100 East Pratt Street, Baltimore, Maryland 21202, is the Adviser to the T. Rowe Price Mid Cap Growth Portfolio of the Trust. T. Rowe Price was founded in 1937. As of December 31, 2007, T. Rowe Price and its affiliates managed approximately $400 billion in assets for individual and institutional investor accounts. T. Rowe Price is a wholly-owned subsidiary of T. Rowe Price Group, Inc., a publicly traded financial services holding company.

  . The investment management decisions for the Portfolio are made by an Investment Advisory Committee. BRIAN W. H. BERGHUIS acts as Chairman of the Committee. The Committee Chairman has day-to-day responsibility for managing the Portfolio and works with the Committee in developing and executing the Portfolio's investment program. Mr. Berghuis has been chairman of the T. Rowe Price Mid-Cap Growth Fund's committee since 1992. He joined T. Rowe Price in 1985 and has been managing investments since 1988.


THIRD AVENUE MANAGEMENT LLC ("Third Avenue"), 622 Third Avenue, New York, New York 10017, is the Adviser for the Third Avenue Small Cap Value Portfolio of the Trust. Third Avenue is an indirect, majority owned subsidiary of Affiliated Managers Group, Inc. Third Avenue or its predecessor entity has been an investment adviser for mutual funds since its organization in 1986 and as of December 31, 2007 had over $27 billion in assets under management.

  . CURTIS JENSEN, Co-Portfolio Manager and Co-Chief Investment Officer of Third Avenue. Mr. Jensen has been employed by Third Avenue and its predecessor since 1995 as a portfolio manager and senior research analyst. He has been co-manager of the Third Avenue Small-Cap Value Fund since its inception and became sole manager of that Fund in May 2001.

  . IAN LAPEY, Co-Portfolio Manager. Mr. Lapey has been employed by Third Avenue and its predecessor since 2001 as a portfolio manager and senior research analyst. Prior to joining Third Avenue, Mr. Lapey was an equity research analyst with Credit Suisse First Boston from 1997 to 2001.

  . KATHLEEN CRAWFORD, Assistant Portfolio Manager, has been employed by Third Avenue since 2003 as a research analyst. Previously, Ms. Crawford was an equity research associate for Alliance Capital Management.


MORGAN STANLEY INVESTMENT MANAGEMENT, INC., doing business in certain instances (including in its role as Adviser to the Portfolio) under the name Van Kampen ("Van Kampen"), 522 Fifth Avenue, New York, New York 10036, is the Adviser to the Van Kampen Mid Cap Growth Portfolio of the Trust. Van Kampen is a direct wholly-owned subsidiary of Morgan Stanley. As of December 31, 2007, Van Kampen, together with its affiliated asset management companies, managed approximately $589.5 billion in assets.


The Portfolio is managed by the Van Kampen U.S. Growth team. Current members of the team jointly and primarily responsible for the day-to-day management of the Portfolio are DENNIS LYNCH, DAVID COHEN and SAM CHAINANI each a Managing Director of Van Kampen, and ALEXANDER NORTON and JASON YEUNG, each an Executive Director of Van Kampen.

Mr. Lynch has worked in an investment management capacity for Van Kampen since 1998. Mr. Cohen has worked in an investment management capacity for Van Kampen since 1993. Mr. Chainani has worked in an investment management capacity for Van Kampen since 1996. Mr. Norton has worked in an investment management capacity for Van Kampen since 2000. Mr. Yeung has worked in an investment management capacity for Van Kampen since

2002. Mr. Lynch is the lead manager of the Portfolio and Messrs. Cohen, Chainani, Norton and Yeung are co-portfolio managers. Members of the team collaborate to manage the assets of the Portfolio.

PRIOR PERFORMANCE OF COMPARABLE ACCOUNTS


Van Kampen began managing the Van Kampen Mid Cap Growth Portfolio in October, 2006. In order to provide you with information regarding the investment capabilities of Van Kampen, composite performance information regarding the Van Kampen Mid Cap Growth strategy is presented. The accounts in the Van Kampen Mid Cap Growth Composite have investment objectives, policies and strategies that are substantially similar to those of the Portfolio. The table below does not show you the performance of the Portfolio--it shows the performance of similar accounts managed by Van Kampen. As of December 31, 2007, the Van Kampen Mid Cap Growth Composite consisted of 23 accounts.


The table below compares the historical performance of the Van Kampen Mid Cap Growth Composite with the Russell Mid Cap Growth Index. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index. The calculations of total return assume the reinvestment of all dividends and capital gain distributions and the deduction of all recurring expenses that were charged to shareholder accounts. These figures do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower.


           Annual Total Returns
-------------------------------------------
               Van Kampen       Russell
             Mid Cap Growth  Mid Cap Growth
Year/Period Composite (%)(1)  Index (%)(2)
----------- ---------------- --------------
  2007            22.60           11.43
  2006             9.64           10.66
  2005            17.86           12.10
  2004            21.41           15.48
  2003            41.97           42.71
  2002(3)        -27.54          -24.97



       (1) This column shows performance after average advisory fees and operating expenses charged to the accounts in the composite have been deducted, including custody fees and other expenses normally paid by such accounts. The Portfolio's fees and expenses are generally expected to be higher than those reflected in this composite, which would reduce performance. The composite does not reflect the deduction of mutual fund sales loads, if applicable. If sales loads were reflected, the annual returns would have been lower.

       (2) The Russell Midcap Growth Index measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000 Growth index. Results include reinvested dividends.
       (3) The inception date of the composite was 1/31/02. Total returns and expenses are not annualized for the first year of operations.

DISTRIBUTION PLANS

Each Portfolio has adopted for its Class B and Class E shares a plan pursuant to Rule 12b-1 under the 1940 Act (the "Plan") and pursuant to the Plan, entered into a Distribution Agreement with MetLife Investors Distribution Company, located at 5 Park Plaza, Suite 1900, Irvine, California 92614. MetLife Investors Distribution Company is an affiliate of the Manager, and serves as principal underwriter for the Trust. The Plan permits the use of Trust assets to help finance the distribution of the shares of the Portfolios. Under the Plan, the Trust, on behalf of the Portfolios, is permitted to pay to various service providers up to 0.50% for Class B and up to 0.25% for Class E of the average daily net assets of each Portfolio allocated, as applicable, to Class B and Class E shares as payment for services rendered in connection with the distribution of the shares of the Portfolios. Currently, payments with respect to Class B and Class E shares are limited to 0.25% and 0.15%, respectively, of average net assets, which amount may be increased to the full Plan amount by the Trustees of the Trust without shareholder approval. Because these fees are paid out of Trust assets on an on-going basis, over time these costs will increase the cost of your investment and may cost you more than other types of sales charges.

YOUR INVESTMENT

SHAREHOLDER INFORMATION

The separate accounts of MetLife are the record owners of the Portfolios' shares. Any reference to the shareholder in this Prospectus technically refers to those separate accounts and not to you, the Contract owner. The legal rights of you, the Contract owner, are different from the legal rights of the record owner.

However, MetLife is required to solicit instructions from Contract owners when voting on shareholder issues. Any voting by MetLife as shareholder would therefore reflect the actual votes of Contract owners. Neither the Securities and Exchange Commission nor MetLife requires any specific minimum percentage of Contract owners to vote in order for MetLife to echo vote the remaining unvoted votes. MetLife seeks to obtain a reasonable level of turnout given the particular voting trend. MetLife may use various methods of encouraging Contract owners to vote, including additional solicitations. The practice of echo voting means that a minority of Contract owners may, in practice, determine whether an item passes or fails. Please see "Voting Rights" in the prospectus for the Contracts accompanying this Prospectus for more information on your voting rights.

DISCLOSURE OF PORTFOLIO HOLDINGS

Shares of the Trust are offered only to separate accounts of the Insurance Companies. The following information is generally made available on one or more of the Insurance Company websites (including www.metlifeinvestors.com): (i) the ten largest portfolio holdings of each Portfolio; (ii) unless the Adviser has objected, the percentage of the Portfolio's net assets that each of the portfolio holdings represents; and (iii) the percentage of the Portfolio's net assets that these holdings represent in the aggregate. Unless the Adviser has objected, this information is posted on the website as early as on or about the tenth business day following the calendar quarter and no later than on or about the first business day of the second month fol-lowing the calendar quarter. The Trust may exclude any portion of these holdings from the posting when deemed in the best interest of the Trust. These postings generally remain until replaced by new postings as described above. For these purposes, a Portfolio's ten largest portfolio holdings are not considered to include swaps, futures, or forward currency transactions or transactions transmitted to the Trust's custodian after certain established cut-off times.

A description of the Portfolios' policies and procedures with respect to the disclosure of the Portfolios' portfolio securities is available in the SAI.

DIVIDENDS, DISTRIBUTIONS AND TAXES

DIVIDENDS AND DISTRIBUTIONS

Each Portfolio intends to distribute substantially all of its net investment income, if any. Each Portfolio distributes its dividends from its net investment income to MetLife's separate accounts at least once a year and not to you, the Contract owner. These distributions are in the form of additional shares and not cash. The result is that a Portfolio's investment performance, including the effect of dividends, is reflected in the cash value of the Contracts. Please see the Contract prospectus accompanying this Prospectus for more information.

All net realized long- or short-term capital gains of each Portfolio are also declared once a year and reinvested in the Portfolio.

TAXES

Please see the Contract prospectus accompanying this Prospectus for a discussion of the tax impact on you resulting from the income taxes the separate accounts owe as a result of their ownership of a Portfolio's shares and their receipt of dividends and capital gains.

Each Portfolio expects to qualify and to continue to qualify as a regulated investment company under Subchapter M of the Code. As qualified, a Portfolio is not subject to federal income tax on that part of its taxable income that it distributes to you. Taxable income consists generally of net investment income, and any capital gains. It is each Portfolio's intention to distribute all such income and gains.

Shares of each Portfolio are currently offered only to the separate accounts of MetLife. Separate accounts are insurance company separate accounts that fund life insurance policies and annuity contracts. Under the Code, an insurance company pays no tax with respect to income of a qualifying separate account when the income is properly allocable to the value of eligible variable annuity or variable life insurance contracts. For a discussion of the taxation of life insurance companies and the separate accounts, as well as the tax treatment of the policies and annuity contracts and the holders thereof, see the discussion of federal income tax considerations included in the prospectus for the Contracts.

Section 817(h) of the Code and the regulations thereunder impose
"diversification" requirements on the assets underlying a Contract. Each Portfolio intends to maintain diversification which will allow each Contract to satisfy these requirements. These requirements are in addition to the diversification requirements imposed on each Portfolio by Subchapter M and the

1940 Act. Technically, the section 817(h) requirements provide that, with limited exceptions, as of the end of each calendar quarter or within thirty days thereafter no more than 55% of the assets underlying a Contract may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments, and no more than 90% by any four investments. For this purpose, an investment in a Portfolio is treated not as a single investment but as an investment in each asset owned by the Portfolio, so long as shares of the Portfolio are owned only by separate accounts of insurance companies, by qualified pension and retirement plans, and by a limited class of other investors. The Portfolios are and will be so owned. Thus so long as each Portfolio meets the section 817(h) diversification tests, each Contract will also meet those tests. See the prospectus for the Contracts.

The foregoing is only a summary of some of the important federal income tax considerations generally affecting a Portfolio and you; see the SAI for a more detailed discussion. You are urged to consult your tax advisers.

REPORT TO POLICYHOLDERS

The fiscal year of each Portfolio ends on December 31 of each year. The Trust will send to you, at least semi-annually, reports which show the Portfolios' composition and other information. An annual report, with audited information, will be sent to you each year.

SALES AND PURCHASES OF SHARES

The Trust does not sell its shares directly to the public. The Trust continuously sells Class A, Class B and Class E shares of the Portfolios, as applicable, only to the separate accounts of MetLife to fund Contracts. The Trust could also offer shares to other separate accounts of other insurers if approved by the Board of Trustees.

PURCHASE AND REDEMPTION OF SHARES

MetLife Investors Distribution Company is the principal underwriter and distributor of the Trust's shares. MetLife Investors Distribution Company places orders for the purchase or redemption of shares of each Portfolio based on, among other things, the amount of net Contract premiums or purchase payments transferred to the separate accounts, transfers to or from a separate account investment division and benefit payments to be effected on a given date pursuant to the terms of the Contract. Such orders are effected, without sales charge, at the net asset value per share for each Portfolio determined on that same date. The Trust reserves the right to reject or limit all or part of any purchase or exchange order for any reason.

The Portfolios are available as investment options under a number of different variable insurance products, many of which do not limit the number of transfers among the available underlying funds. A large number of transfers could raise transaction costs for a Portfolio and could require the Adviser to maintain increased cash reserves, which could harm performance in rising markets.

Shares of the Portfolios are sold and redeemed at their net asset value without the imposition of any sales commission or redemption charge. Class A shares are not subject to a Rule 12b-1 fee. Class B shares are subject to a Rule 12b-1 fee of 0.25% of average daily net assets, and

Class E shares are subject to a Rule 12b-1 fee of 0.15% of average daily net assets. (However, certain sales or other charges may apply to the Contract, as described in the Contract prospectus.) Under certain circumstances, redemption proceeds may be paid in securities or other property rather than in cash if the Manager determines it is in the best interests of the Trust.

MARKET TIMING

The Trust's Board of Trustees has adopted certain procedures, described below, to discourage certain types of trading in Portfolio shares that may be harmful to long-term investors, specifically (i) trading that is designed to exploit pricing inefficiencies and thereby dilute the returns of long-term investors; or (ii) frequent trading by an investor that generates sufficiently volatile cash flows to be disruptive to a portfolio manager's ability to manage a Portfolio's assets ((i) or (ii), "market timing"). The Trust is not intended for investment by market timers. The Trust does not knowingly accommodate market timing in any Portfolio and, to the Trust's knowledge, there are no arrangements currently in place that are designed to permit any contract owner to engage in market timing. As discussed above, the Trust reserves the right to reject or limit all or part of any purchase or exchange order for any reason.

The Trust requires that the insurance company separate accounts that invest in the Portfolios have in place policies and procedures reasonably designed to detect and deter market timing in the separate accounts by contract owners. In addition, the Manager monitors cashflows of certain Portfolios identified as presenting pricing inefficiencies that could potentially be exploited by market timers, and, with respect to each Portfolio, conducts certain tests to help detect cash outflows or cashflow volatility that may be disruptive to a portfolio manager's ability to manage the Portfolio. If, based on such monitoring, the Manager believes (i) that a Portfolio's cash flows may reflect a pattern of market timing or (ii) that a Portfolio's cash flows may reflect frequent trading that is disruptive to the management of the Portfolio and it is appropriate given the context of the cash flow volatility (e.g., type of Portfolio, amount of assets), the Manager will refer the matter to the appropriate insurance company or companies.

Further, in accordance with Rule 22c-2 under the 1940 Act, the Trust has contracted with insurance separate accounts to enable it to request and receive information regarding transactions in the shares of the Trust's Portfolios and limit transactions that violate the Trust's policies on market timing.

If the Trust finds that any insurance company has in place inadequate policies and procedures, with respect to a particular separate account, to detect and deter market timing in Portfolio shares and there is evidence of market timing in that separate account, the Trust or any of its Portfolios may be discontinued as an investment option of that separate account. In such an event, all contract owners of such separate account would no longer be able to make new investments in the Trust or any of its Portfolios. The Trust reserves the right to modify this policy, including any procedures established from time to time to effectuate this policy, at any time without notice.

LIMITATIONS ON THE TRUST'S ABILITY TO DETECT AND DETER MARKET TIMING

The Portfolios are available as investment options under a number of different variable insurance products. Owners of these variable insurance products transfer value among sub-accounts of the insurance company separate accounts by contacting the insurance companies. The resulting purchases and redemptions of Portfolio shares are made through omnibus accounts of the insurance companies. The right of an owner of such a variable insurance product to transfer among sub-accounts is governed by a contract between the insurance company and such owner. Many of these contracts do not limit the number of transfers among the available underlying funds that a contract owner may make. The terms of these contracts, the presence of financial intermediaries (including the insurance companies) between the Trust and contract owners, the utilization of omnibus accounts by these intermediaries and other factors such as state insurance laws may limit the Trust's ability to detect and deter market timing. Multiple tiers of such financial intermediaries may further compound the Trust's difficulty in detecting and deterring such market timing activities.

RISKS ASSOCIATED WITH MARKET TIMING GENERALLY

While the Trust will try to detect and deter market timing by utilizing the procedures described above, these procedures may not be successful in identifying or deterring market timing. By realizing profits through short-term trading, contract owners that engage in market timing activities may dilute the value of shares held by long-term investors. Cashflow volatility resulting from frequent trading of Portfolio shares, especially involving large dollar amounts, may disrupt a portfolio manager's ability to manage the Portfolio's assets. Frequent trading may be disruptive if it makes it difficult for a Portfolio to implement its long-term investment strategies, for example by causing the Portfolio to maintain a higher level of its assets in cash to accommodate such frequent trading. Frequent trading may also be disruptive if it forces a Portfolio to sell portfolio securities at inopportune times to raise cash to accommodate such trading activity. In addition, frequent trading may cause a Portfolio to incur increased expenses. For example, as a result of such frequent trading, a Portfolio may be forced to liquidate investments and thereby incur increased brokerage costs and realization of taxable capital gains without attaining any investment advantage. All of these factors may adversely affect Portfolio performance.

Associated with an investment in a Portfolio that itself invests in securities that are, for example, thinly traded, traded infrequently, or relatively less liquid is the risk that the current market price for the securities may not accurately reflect current market values. A market timer may seek to engage in strategies designed to take advantage of these pricing differences ("price arbitrage") and thereby dilute the returns of long-term investors. Portfolios that may be adversely affected by price arbitrage include those Portfolios that significantly invest in small cap equity securities and in certain fixed-income securities, such as high yield bonds.

A Portfolio that invests significantly in foreign securities may be particularly susceptible to strategies designed to exploit pricing inefficiencies. This is because foreign securities are typically traded on markets that close well before the time a Portfolio calculates its net asset value (typically at 4:00 p.m. Eastern Time), which gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities. The time zone differences among international stock markets can allow a market timer engaging in certain strategies to exploit differences in Portfolio share prices that are based on closing prices of foreign securities established some time before the Portfolio calculates its own share price (a type of price arbitrage referred to as "time zone arbitrage"). As discussed more fully below, the Trust has procedures, referred to as fair value pricing, that allow the Trust to adjust closing market prices of foreign securities to reflect what is believed to be the fair value of those securities at the time a Portfolio calculates its net asset value. While there is no assurance, the Portfolios expect that the use of fair value pricing will reduce a market timer's ability to engage in time zone arbitrage to the detriment of Portfolio shareholders.

VALUATION OF SHARES

Each Portfolio's net asset value ("NAV") per share is ordinarily determined once daily, as of the close of the regular session of business on the New York Stock Exchange (NYSE) (usually at 4:00 p.m., Eastern Time), on each day the NYSE is open. To the extent that the Portfolio's assets are traded in other markets when the NYSE is closed, the value of the Portfolio's assets may be effected on days when the Trust is not open for business. In addition, trading in some of the Portfolio's assets may not occur when the Trust is open for business.

NAV of a Portfolio share is computed by dividing the value of the net assets of the Portfolio by the total number of shares outstanding in the Portfolio. Share prices for any transaction are those next calculated after receipt of an order.

Except for money market instruments maturing in 60 days or less and foreign securities as discussed below, securities held by the Portfolios are valued at market value. If market values are not readily available, or if available market quotations are not reliable, securities are priced at their fair value as determined by the Valuation Committee of the Trust's Board of Trustees using procedures approved by the Board of Trustees. The Portfolios may use fair value pricing if the value of a security has been materially affected by events occurring before the Portfolio's calculation of NAV but after the close of the primary markets on which the security is traded. The Portfolios may also use fair value pricing if reliable market quotations are unavailable due to infrequent trading or if trading in a particular security was halted during the day and did not resume prior to the Portfolios' calculation of NAV. The use of fair value pricing has the effect of valuing a security based upon the price a Portfolio might reasonably expect to receive if it sold that security but does not guarantee that the security can be sold at the fair value price. Further, because of the inherent uncertainty of fair valuation, a fair valuation price may differ significantly from the value that would have been used had a ready market for the investment existed, and these differences could be material. With respect to any portion of a Portfolio's assets that is invested in other open-end investment companies, that portion of the Portfolio's NAV is calculated based on the NAV of that investment company. The prospectus for the other investment company explains the circumstances and effects of fair value pricing for that investment company.

Each Portfolio has retained a third party pricing service to automatically fair value each of its investments that is traded principally on a foreign exchange or market, subject to adjustment by the Trust's Valuation Committee. The Valuation Committee will regularly monitor and review the services provided by the pricing service to the Portfolios and periodically report to the Board on the pricing services' performance.

Money market instruments maturing in 60 days or less are valued on the amortized cost basis.

FINANCIAL HIGHLIGHTS


The following financial highlights tables are intended to help you understand each Portfolio's Class A, Class B and Class E shares financial performance, as applicable, for the past 5 years (or for its period of operation in the case of Portfolios that have operated for less than 5 years). Certain information reflects financial results for a single Portfolio share. Total return in each table shows how much an investment in a Portfolio would have increased (or decreased) during each period (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, whose report is included in the Annual Report of each Portfolio, which are available upon request. The information for the years ended December 31, 2007, December 31, 2006 and December 31, 2005, in the cases of Dreman Small Cap Value Portfolio, BlackRock High Yield Portfolio, BlackRock Large Cap Core Portfolio, Janus Forty Portfolio and Pioneer Fund Portfolio, and for the periods ended December 31, 2007, December 31, 2006, October 31, 2006 and October 31, 2005, in the cases of Met/AIM Capital Appreciation Portfolio and Pioneer Strategic Income Portfolio, has been audited by Deloitte & Touche LLP. For the years 2003 and 2004, as applicable, other independent accountants have audited this information with respect to each of Dreman Small Cap Value Portfolio, BlackRock High Yield Portfolio, BlackRock Large Cap Core Portfolio, Janus Forty Portfolio, Met/AIM Capital Appreciation Portfolio, Pioneer Fund Portfolio and Pioneer Strategic Income Portfolio.

  MET/AIM CAPITAL APPRECIATION PORTFOLIO*

                                             FOR THE
                                            YEAR ENDED  PERIOD ENDED
                                           DECEMBER 31, DECEMBER 31, FOR THE YEARS ENDED OCTOBER 31,
                                             2007(A)     2006(A)(B)  -------------------------------
CLASS A                                    ------------ ------------ 2006(A) 2005(A)  2004    2003
--------------------------------------------            -            -------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD          $10.83       $12.04    $11.11   $9.98    $9.63   $8.04
                                              ------      -------    ------  ------  ------- -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME (LOSS)                    0.01      0.00(c)      0.01    0.04   (0.02)  (0.02)
NET REALIZED AND UNREALIZED GAINS               1.28         0.31      1.01    1.10     0.37    1.61
                                              ------      -------    ------  ------  ------- -------
TOTAL FROM INVESTMENT OPERATIONS                1.29         0.31      1.02    1.14     0.35    1.59
                                              ------      -------    ------  ------  ------- -------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME          (0.01)       (0.02)    (0.02)  (0.01)       --      --
DISTRIBUTIONS FROM NET REALIZED CAPITAL       (0.03)       (1.50)    (0.07)      --       --      --
GAINS                                         ------      -------    ------  ------  ------- -------
TOTAL DISTRIBUTIONS                           (0.04)       (1.52)    (0.09)  (0.01)       --      --
                                              ------      -------    ------  ------  ------- -------
NET ASSET VALUE, END OF PERIOD                $12.08       $10.83    $12.04  $11.11    $9.98   $9.63
                                              ------      -------    ------  ------  ------- -------
TOTAL RETURN                                  11.92%       2.52%+     9.18%  11.47%    3.63%  19.78%
                                              ------      -------    ------  ------  ------- -------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)       $210.8       $198.3      $202    $238     $234    $178
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                       0.82%      0.88%++     0.92%   0.85%  0.85%**   0.85%
NET INVESTMENT INCOME (LOSS)                   0.08%      0.09%++     0.11%   0.34%  (0.18)% (0.25)%
PORTFOLIO TURNOVER RATE                        70.4%       12.4%+    113.0%   83.0%    71.0%   49.0%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE
NET ASSETS BEFORE REIMBURSEMENT BY THE
MANAGER AND BROKER REBATES:                    0.86%      0.93%++       N/A     N/A      N/A     N/A

--------------------------------------------------------------------------------
+  Non-Annualized.
++ Annualized.
N/A Not applicable.
* On May 1, 2006, the Portfolio received, through a plan of reorganization, all of the assets and assumed the liabilities of the AIM Capital
   Appreciation Portfolio, a portfolio of The Travelers Series Trust, that followed the same investment objective as the Portfolio. The information for each of the periods prior to May 1, 2006 is that of the predecessor AIM Capital Appreciation Portfolio and its predecessor fund.
** The Manager waived a portion of its management fee for the year ended
   October 31, 2004. The actual expense ratio did not change due to this waiver.
(a) Net investment income (loss) per share was calculated using average shares outstanding.
(b) Fiscal year end changed on November 1, 2006 from October 31 to December 31.
(c) Rounds to less than $0.005 per share.

                                         MET/AIM CAPITAL APPRECIATION PORTFOLIO

                                                                                  FOR THE PERIOD FROM
                                                                                     APRIL 28, 2007
                                                                                    (COMMENCEMENT OF
                                                                                     OPERATIONS) TO
CLASS E                                                                           DECEMBER 31, 2007(A)
------------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                                                      $11.41
                                                                                       ---------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT LOSS                                                                       (0.01)
NET REALIZED AND UNREALIZED GAINS                                                           0.49
                                                                                       ---------
TOTAL FROM INVESTMENT OPERATIONS                                                            0.48
                                                                                       ---------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                                                          --
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS                                                 --
                                                                                       ---------
TOTAL DISTRIBUTIONS                                                                           --
                                                                                       ---------
NET ASSET VALUE, END OF PERIOD                                                            $11.89
                                                                                       ---------
TOTAL RETURN                                                                              4.21%+
                                                                                       ---------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                                                    $20.8
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                                                 0.97%++
NET INVESTMENT LOSS                                                                    (0.14)%++
PORTFOLIO TURNOVER RATE                                                                   70.4%+
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS BEFORE REIMBURSEMENT BY THE
MANAGER AND BROKER REBATES:                                                              1.01%++

--------------------------------------------------------------------------------
+  Non-Annualized
++ Annualized
(a) Net investment income per share was calculated using average shares outstanding.

  MET/AIM SMALL CAP GROWTH PORTFOLIO

                                                         FOR THE YEARS ENDED DECEMBER 31,
                                                      ---------------------------------------
CLASS A                                               2007(A) 2006(A) 2005(A) 2004(A) 2003(A)
---------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                   $13.53  $13.66  $12.84  $12.03   $8.65
                                                      ------- ------- ------- ------- -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT LOSS                                    (0.06)  (0.08)  (0.07)  (0.09)  (0.08)
NET REALIZED AND UNREALIZED GAINS                        1.60    1.97    1.18    0.90    3.46
                                                      ------- ------- ------- ------- -------
TOTAL FROM INVESTMENT OPERATIONS                         1.54    1.89    1.11    0.81    3.38
                                                      ------- ------- ------- ------- -------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                       --      --      --      --      --
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS          (0.21)  (2.02)  (0.29)      --      --
                                                      ------- ------- ------- ------- -------
TOTAL DISTRIBUTIONS:                                   (0.21)  (2.02)  (0.29)      --      --
                                                      ------- ------- ------- ------- -------
NET ASSET VALUE, END OF PERIOD                         $14.86  $13.53  $13.66  $12.84  $12.03
                                                      ------- ------- ------- ------- -------
TOTAL RETURN                                           11.40%  13.91%   8.59%   6.73%  39.08%
                                                      ------- ------- ------- ------- -------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                $587.1  $329.3  $215.4   $92.5    $6.2
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES**                                              0.92%   0.97%   0.99%   1.03%   1.04%
NET INVESTMENT LOSS                                   (0.42)% (0.58)% (0.53)% (0.74)% (0.78)%
PORTFOLIO TURNOVER RATE                                 33.6%   56.4%   74.8%   94.9%   29.8%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                0.92%   0.98%  0.96%*  1.02%*   1.16%

--------------------------------------------------------------------------------
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
** Prior to 05/01/2003, broker rebates were excluded from the calculation of the expense limitation.
(a) Net investment loss per share was calculated using average shares outstanding.

                                             MET/AIM SMALL CAP GROWTH PORTFOLIO

                                                         FOR THE YEARS ENDED DECEMBER 31,
                                                      ---------------------------------------
CLASS B                                               2007(A) 2006(A) 2005(A) 2004(A) 2003(A)
---------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                   $13.39  $13.51  $12.74  $11.97   $8.62
                                                      ------- ------- ------- ------- -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT LOSS                                    (0.10)  (0.11)  (0.10)  (0.12)  (0.11)
NET REALIZED AND UNREALIZED GAINS                        1.58    2.01    1.16    0.89    3.46
                                                      ------- ------- ------- ------- -------
TOTAL FROM INVESTMENT OPERATIONS                         1.48    1.90    1.06    0.77    3.35
                                                      ------- ------- ------- ------- -------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                       --      --      --      --      --
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS          (0.21)  (2.02)  (0.29)      --      --
                                                      ------- ------- ------- ------- -------
TOTAL DISTRIBUTIONS:                                   (0.21)  (2.02)  (0.29)      --      --
                                                      ------- ------- ------- ------- -------
NET ASSET VALUE, END OF PERIOD                         $14.66  $13.39  $13.51  $12.74  $11.97
                                                      ------- ------- ------- ------- -------
TOTAL RETURN                                           11.07%  14.18%   8.27%   6.43%  38.86%
                                                      ------- ------- ------- ------- -------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                $292.0  $299.7  $297.1  $309.7  $206.3
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES**                                              1.16%   1.21%   1.25%   1.29%   1.30%
NET INVESTMENT LOSS                                   (0.69)% (0.83)% (0.80)% (1.03)% (1.04)%
PORTFOLIO TURNOVER RATE                                 33.6%   56.4%   74.8%   94.9%   29.8%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                1.17%   1.23%  1.20%*  1.23%*   1.36%

--------------------------------------------------------------------------------
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
** Prior to 05/01/2003, broker rebates were excluded from the calculation of the expense limitation.
(a) Net investment loss per share was calculated using average shares outstanding.

  MET/AIM SMALL CAP GROWTH PORTFOLIO

                                                         FOR THE YEARS ENDED DECEMBER 31,
                                                      ---------------------------------------
CLASS E                                               2007(A) 2006(A) 2005(A) 2004(A) 2003(A)
---------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                   $13.50  $13.60  $12.80  $12.01   $8.64
                                                      ------- ------- ------- ------- -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT LOSS                                    (0.09)  (0.10)  (0.09)  (0.11)  (0.10)
NET REALIZED AND UNREALIZED GAINS                        1.60    2.02    1.18    0.90    3.47
                                                      ------- ------- ------- ------- -------
TOTAL FROM INVESTMENT OPERATIONS                         1.51    1.92    1.09    0.79    3.37
                                                      ------- ------- ------- ------- -------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                       --      --      --      --      --
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS          (0.21)  (2.02)  (0.29)      --      --
                                                      ------- ------- ------- ------- -------
TOTAL DISTRIBUTIONS                                    (0.21)  (2.02)  (0.29)      --      --
                                                      ------- ------- ------- ------- -------
NET ASSET VALUE, END OF PERIOD                         $14.80  $13.50  $13.60  $12.80  $12.01
                                                      ------- ------- ------- ------- -------
TOTAL RETURN                                           11.20%  14.25%   8.46%   6.58%  39.00%
                                                      ------- ------- ------- ------- -------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                 $17.9   $15.4   $13.4   $12.4    $8.6
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES**                                              1.07%   1.11%   1.15%   1.18%   1.20%
NET INVESTMENT LOSS                                   (0.58)% (0.73)% (0.70)% (0.93)% (0.94)%
PORTFOLIO TURNOVER RATE                                 33.6%   56.4%   74.8%   94.9%   29.8%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                1.07%   1.13%  1.11%*  1.13%*   1.25%

--------------------------------------------------------------------------------
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
** Prior to 05/01/2003, broker rebates were excluded from the calculation of the expense limitation.
(a) Net investment loss per share was calculated using average shares outstanding.

                                                BLACKROCK HIGH YIELD PORTFOLIO#

                                                         FOR THE YEARS ENDED DECEMBER 31,
                                                      ---------------------------------------
CLASS A                                               2007(A)  2006(A) 2005(A)  2004  2003(A)
---------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                     $8.92  $8.84   $8.62   $8.41  $7.37
                                                      -------- ------  ------  ------ ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                     0.60   0.63    0.63    0.64   0.65
NET REALIZED AND UNREALIZED GAINS (LOSSES)              (0.34)   0.19  (0.41)    0.23   1.00
                                                      -------- ------  ------  ------ ------
TOTAL FROM INVESTMENT OPERATIONS                          0.26   0.82    0.22    0.87   1.65
                                                      -------- ------  ------  ------ ------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                    (0.94) (0.74)      --  (0.66) (0.61)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS               --     --      --      --     --
                                                      -------- ------  ------  ------ ------
TOTAL DISTRIBUTIONS                                     (0.94) (0.74)      --  (0.66) (0.61)
                                                      -------- ------  ------  ------ ------
NET ASSET VALUE, END OF PERIOD                           $8.24  $8.92   $8.84   $8.62  $8.41
                                                      -------- ------  ------  ------ ------
TOTAL RETURN                                             2.70%  9.81%   2.55%  10.38% 22.39%
                                                      -------- ------  ------  ------ ------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                 $404.1  $77.5   $84.0   $87.0  $76.0
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                 0.72%  0.93%   0.87%  0.83%*  0.90%
NET INVESTMENT INCOME                                    7.21%  7.34%   7.28%   7.42%  7.93%
PORTFOLIO TURNOVER RATE                                  60.2%  88.9%   36.0%   38.0%  57.0%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                              0.73%(b)  0.96%   0.87%   0.87%  0.90%

--------------------------------------------------------------------------------
# On May 1, 2006, the Portfolio received, through a plan of reorganization, all of the assets and assumed the liabilities of the Federated High Yield Portfolio, a portfolio of The Travelers Series Trust, that followed the same investment objective as the Portfolio. The information for each of the periods prior to May 1, 2006 is that of the predecessor Federated High Yield Portfolio. Effective August 21, 2006, the Portfolio changed its name to BlackRock High Yield Portfolio and BlackRock Financial Management, Inc. became the Portfolio's Adviser.
*  The Manager waived a portion of the management fee for the year.
(a) Net investment income per share was calculated using average shares outstanding.
(b) Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.

  BLACKROCK LARGE CAP CORE PORTFOLIO#

                                                          FOR THE YEARS ENDED DECEMBER 31,
                                                      ----------------------------------------
CLASS A                                               2007(A)  2006(A) 2005(A)  2004   2003(A)
----------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                    $11.20 $10.14   $9.05    $7.85  $6.52
                                                      -------- ------  ------  ------- ------
INCOME FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                     0.09   0.05    0.02     0.04   0.05
NET REALIZED AND UNREALIZED GAINS                         0.63   1.37    1.07     1.21   1.33
                                                      -------- ------  ------  ------- ------
TOTAL FROM INVESTMENT OPERATIONS                          0.72   1.42    1.09     1.25   1.38
                                                      -------- ------  ------  ------- ------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                    (0.08) (0.02)      --   (0.05) (0.05)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS           (0.70) (0.34)      --       --     --
                                                      -------- ------  ------  ------- ------
TOTAL DISTRIBUTIONS                                     (0.78) (0.36)      --   (0.05) (0.05)
                                                      -------- ------  ------  ------- ------
NET ASSET VALUE, END OF PERIOD                          $11.14 $11.20  $10.14    $9.05  $7.85
                                                      -------- ------  ------  ------- ------
TOTAL RETURN                                             6.55% 14.25%  12.04%   15.89% 21.16%
                                                      -------- ------  ------  ------- ------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)               $1,716.0 $131.0  $131.0   $126.0 $115.0
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                 0.64%  0.98%   0.91%  0.92%**  0.99%
NET INVESTMENT INCOME                                    0.83%  0.48%   0.23%    0.51%  0.67%
PORTFOLIO TURNOVER RATE                                  87.3%  72.2%   79.0%   136.0% 182.0%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                0.65%*  1.04%   0.91%    0.95%  0.99%

--------------------------------------------------------------------------------
# On May 1, 2006, the Portfolio received, through a plan of reorganization, all of the assets and assumed the liabilities of the Mercury Large Cap Core Portfolio, a portfolio of The Travelers Series Trust, that followed the same investment objective as the Portfolio. The information for each of the periods prior to May 1, 2006 is that of the predecessor Mercury Large Cap Core Portfolio. Effective October 1, 2006, the Portfolio changed its name to BlackRock Large-Cap Core Portfolio and BlackRock Advisors, LLC became the Portfolio's Adviser.
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
** The Manager waived a portion of its management fee for the year.
(a) Net investment income per share was calculated using average shares outstanding.

                                             BLACKROCK LARGE CAP CORE PORTFOLIO

                                                                                  FOR THE PERIOD FROM
                                                                                     APRIL 30, 2007
                                                                                    (COMMENCEMENT OF
                                                                                     OPERATIONS) TO
CLASS B                                                                           DECEMBER 31, 2007(A)
------------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                                                     $10.91
                                                                                        -------
INCOME FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                                                      0.04
NET REALIZED AND UNREALIZED GAINS                                                          0.06
                                                                                        -------
TOTAL FROM INVESTMENT OPERATIONS                                                           0.10
                                                                                        -------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                                                         --
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS                                                --
                                                                                        -------
TOTAL DISTRIBUTIONS                                                                          --
                                                                                        -------
NET ASSET VALUE, END OF PERIOD                                                           $11.01
                                                                                        -------
TOTAL RETURN                                                                            0.92%++
                                                                                        -------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                                                   $47.0
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                                                 0.89%+
NET INVESTMENT INCOME                                                                    0.58%+
PORTFOLIO TURNOVER RATE                                                                 87.3%++
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS BEFORE REIMBURSEMENT BY THE
MANAGER AND BROKER REBATES:                                                             0.89%+*

--------------------------------------------------------------------------------
+  Annualized
++ Non-annualized
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
(a) Net Investment income per share was calculated using average shares outstanding.

  BLACKROCK LARGE CAP CORE PORTFOLIO


                                                             FOR THE PERIOD FROM
                                                                APRIL 30, 2007
                                                               (COMMENCEMENT OF
                                                                OPERATIONS) TO
CLASS E                                                      DECEMBER 31, 2007(A)
---------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                                $10.96
                                                                   -------
INCOME FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                                 0.05
NET REALIZED AND UNREALIZED GAINS                                     0.06
                                                                   -------
TOTAL FROM INVESTMENT OPERATIONS                                      0.11
                                                                   -------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                                    --
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS                           --
                                                                   -------
TOTAL DISTRIBUTIONS                                                     --
                                                                   -------
NET ASSET VALUE, END OF PERIOD                                      $11.07
                                                                   -------
TOTAL RETURN                                                       1.00%++
                                                                   -------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                             $179.6
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                            0.79%+
NET INVESTMENT INCOME                                               0.69%+
PORTFOLIO TURNOVER RATE                                            87.3%++
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS BEFORE
REIMBURSEMENT BY THE MANAGER AND BROKER REBATES:                   0.79%+*

--------------------------------------------------------------------------------
+  Annualized
++ Non-annualized
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
(a) Net investment income per share was calculated using average shares outstanding.

                                          CLARION GLOBAL REAL ESTATE PORTFOLIO#
                              (FORMERLY NEUBERGER BERMAN REAL ESTATE PORTFOLIO)

                                                                                       FOR THE PERIOD FROM
                                                                                           MAY 1, 2004
                                                                                         (COMMENCEMENT OF
                                                      FOR THE YEARS ENDED DECEMBER 31,    OPERATIONS) TO
                                                      -------------------------------- DECEMBER 31, 2004(A)
CLASS A                                               2007(A)     2006(A)    2005(A)   --------------------
---------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                    $18.13    $14.15     $12.47            $10.00
                                                       --------   ------     ------          --------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME:                                    0.22      0.28       0.30              0.55
NET REALIZED AND UNREALIZED GAINS (LOSSES)              (2.59)      4.81       1.40              2.42
                                                       --------   ------     ------          --------
TOTAL FROM INVESTMENT OPERATIONS                        (2.37)      5.09       1.70              2.97
                                                       --------   ------     ------          --------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                    (0.19)    (0.19)         --            (0.22)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS           (1.49)    (0.92)     (0.02)            (0.28)
                                                       --------   ------     ------          --------
TOTAL DISTRIBUTIONS                                     (1.68)    (1.11)     (0.02)            (0.50)
                                                       --------   ------     ------          --------
NET ASSET VALUE, END OF PERIOD                          $14.08    $18.13     $14.15            $12.47
                                                       --------   ------     ------          --------
TOTAL RETURN                                          (14.79)%    37.90%     13.61%          29.73%++
                                                       --------   ------     ------          --------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                 $711.9    $627.5     $204.1             $77.1
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                 0.62%     0.66%      0.69%            0.84%+
NET INVESTMENT INCOME                                    1.35%     1.74%      2.27%            6.76%+
PORTFOLIO TURNOVER RATE                                 110.0%     73.0%      13.5%           52.3%++
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                 0.65%     0.70%      0.70%            0.84%+

--------------------------------------------------------------------------------
# Effective April 28, 2008, the Portfolio changed its name to Clarion Global Real Estate Portfolio and ING Clarion Real Estate Securities L.P. became the Portfolio's Adviser.
+  Annualized
++ Non-annualized
(a) Net Investment income per share was calculated using average shares outstanding.

  CLARION GLOBAL REAL ESTATE PORTFOLIO#
(FORMERLY NEUBERGER BERMAN REAL ESTATE PORTFOLIO)

                                                                                       FOR THE PERIOD FROM
                                                                                           MAY 1, 2004
                                                                                         (COMMENCEMENT OF
                                                      FOR THE YEARS ENDED DECEMBER 31,    OPERATIONS) TO
                                                      -------------------------------- DECEMBER 31, 2004(A)
CLASS B                                               2007(A)     2006(A)    2005(A)   --------------------
---------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                    $18.06    $14.11     $12.47            $10.00
                                                       --------   ------     ------          --------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME:                                    0.21      0.23       0.26              0.26
NET REALIZED AND UNREALIZED GAINS (LOSSES)              (2.62)      4.81       1.40              2.69
                                                       --------   ------     ------          --------
TOTAL FROM INVESTMENT OPERATIONS                        (2.41)      5.04       1.66              2.95
                                                       --------   ------     ------          --------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                    (0.15)    (0.17)         --            (0.20)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS           (1.49)    (0.92)     (0.02)            (0.28)
                                                       --------   ------     ------          --------
TOTAL DISTRIBUTIONS                                     (1.64)    (1.09)     (0.02)            (0.48)
                                                       --------   ------     ------          --------
NET ASSET VALUE, END OF PERIOD                          $14.01    $18.06     $14.11            $12.47
                                                       --------   ------     ------          --------
TOTAL RETURN                                          (15.01)%    37.58%     13.29%          29.55%++
                                                       --------   ------     ------          --------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                 $484.8    $623.4     $316.4            $167.2
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                 0.87%     0.92%      0.94%            0.98%+
NET INVESTMENT INCOME                                    1.30%     1.43%      2.00%            3.45%+
PORTFOLIO TURNOVER RATE                                 110.0%     73.0%      13.5%           52.3%++
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                 0.90%     0.95%      0.95%            0.98%+

--------------------------------------------------------------------------------
# Effective April 28, 2008, the Portfolio changed its name to Clarion Global Real Estate Portfolio and ING Clarion Real Estate Securities L.P. became the Portfolio's Adviser.
+  Annualized
++ Non-annualized
(a) Net Investment income per share was calculated using average shares outstanding.

                                          CLARION GLOBAL REAL ESTATE PORTFOLIO#
                              (FORMERLY NEUBERGER BERMAN REAL ESTATE PORTFOLIO)

                                                                                       FOR THE PERIOD FROM
                                                                                           MAY 1, 2004
                                                                                         (COMMENCEMENT OF
                                                      FOR THE YEARS ENDED DECEMBER 31,    OPERATIONS) TO
                                                      -------------------------------- DECEMBER 31, 2004(A)
CLASS E                                               2007(A)     2006(A)    2005(A)   --------------------
---------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                    $18.08    $14.13     $12.47            $10.00
                                                       --------   ------     ------          --------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME:                                    0.26      0.25       0.28              0.33
NET REALIZED AND UNREALIZED GAINS (LOSSES)              (2.64)      4.80       1.40              2.64
                                                       --------   ------     ------          --------
TOTAL FROM INVESTMENT OPERATIONS                        (2.38)      5.05       1.68              2.97
                                                       --------   ------     ------          --------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                    (0.17)    (0.18)         --            (0.22)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS           (1.49)    (0.92)     (0.02)            (0.28)
                                                       --------   ------     ------          --------
TOTAL DISTRIBUTIONS                                     (1.66)    (1.10)     (0.02)            (0.50)
                                                       --------   ------     ------          --------
NET ASSET VALUE, END OF PERIOD                          $14.04    $18.08     $14.13            $12.47
                                                       --------   ------     ------          --------
TOTAL RETURN                                          (14.86)%    37.62%     13.45%          29.69%++
                                                       --------   ------     ------          --------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                  $72.7    $119.2      $51.3             $20.9
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                 0.76%     0.82%      0.84%            0.91%+
NET INVESTMENT INCOME                                    1.54%     1.55%      2.14%            4.19%+
PORTFOLIO TURNOVER RATE                                 110.0%     73.0%      13.5%           52.3%++
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                 0.80%     0.85%      0.84%            0.91%+

--------------------------------------------------------------------------------
# Effective April 28, 2008, the Portfolio changed its name to Clarion Global Real Estate Portfolio and ING Clarion Real Estate Securities L.P. became the Portfolio's Adviser.
+  Annualized
++ Non-annualized
(a) Net Investment income per share was calculated using average shares outstanding.

  DREMAN SMALL CAP VALUE PORTFOLIO#

                                                                                 FOR THE PERIOD FROM
                                                                                     MAY 2, 2005
                                                             FOR THE YEARS ENDED   (COMMENCEMENT OF
                                                               DECEMBER 31,         OPERATIONS) TO
                                                             ------------------- DECEMBER 31, 2005(A)
CLASS A                                                      2007(A)    2006(A)  --------------------
---------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                           $13.77   $11.20          $10.00
                                                              --------  ------         -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                            0.12     0.13            0.07
NET REALIZED AND UNREALIZED GAINS (LOSSES)                     (0.25)     2.57            1.30
                                                              --------  ------         -------
TOTAL FROM INVESTMENT OPERATIONS                               (0.13)     2.70            1.37
                                                              --------  ------         -------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                               --   (0.06)          (0.05)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS                  (0.07)   (0.07)          (0.12)
                                                              --------  ------         -------
TOTAL DISTRIBUTIONS                                            (0.07)   (0.13)          (0.17)
                                                              --------  ------         -------
NET ASSET VALUE, END OF PERIOD                                 $13.57   $13.77          $11.20
                                                              --------  ------         -------
TOTAL RETURN                                                  (0.97)%   24.23%         13.56%+
                                                              --------  ------         -------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                        $225.2    $83.6            $5.0
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                        0.92%    1.10%         1.10%++
NET INVESTMENT INCOME                                           0.89%    0.99%         0.86%++
PORTFOLIO TURNOVER RATE                                         69.6%    62.0%          55.0%+
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS BEFORE
REIMBURSEMENT BY THE MANAGER AND BROKER REBATES:             0.95%(b)    1.40%         3.83%++

--------------------------------------------------------------------------------
# On May 1, 2006, the Portfolio received, through a plan of reorganization, all of the assets and assumed the liabilities of the Style Focus Series:
   Small Cap Value Portfolio, a portfolio of The Travelers Series Trust, that followed the same investment objective as the Portfolio. The information for the period prior to May 1, 2006 is that of the predecessor Style Focus
   Series: Small Cap Value Portfolio.
+  Non-annualized
++ Annualized
(a) Net investment income per share was calculated using average shares outstanding.
(b) Excludes effect of deferred expense reimbursement.

                                         HARRIS OAKMARK INTERNATIONAL PORTFOLIO

                                                           FOR THE YEARS ENDED DECEMBER 31,
                                                      -------------------------------------------
CLASS A                                               2007(A)  2006(A)  2005(A)  2004(A)  2003(A)
-------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                    $19.03   $16.23 $14.36     $11.89  $8.89
                                                      -------- -------- ------  --------- ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                     0.33     0.31   0.21       0.04   0.08
NET REALIZED AND UNREALIZED GAINS (LOSSES)              (0.35)     4.20   1.87       2.43   3.06
                                                      -------- -------- ------  --------- ------
TOTAL FROM INVESTMENT OPERATIONS                        (0.02)     4.51   2.08       2.47   3.14
                                                      -------- -------- ------  --------- ------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                    (0.18)   (0.49) (0.02)  (0.00)(b) (0.11)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS           (1.56)   (1.22) (0.19)         -- (0.03)
                                                      -------- -------- ------  --------- ------
TOTAL DISTRIBUTIONS                                     (1.74)   (1.71) (0.21)  (0.00)(b) (0.14)
                                                      -------- -------- ------  --------- ------
NET ASSET VALUE, END OF PERIOD                          $17.27   $19.03 $16.23     $14.36 $11.89
                                                      -------- -------- ------  --------- ------
TOTAL RETURN                                           (0.86)%   29.20% 14.48%     20.80% 35.36%
                                                      -------- -------- ------  --------- ------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)               $1,458.3 $1,037.0 $644.5     $276.4   $8.4
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES**                                               0.86%    0.97%  0.94%      1.04%  1.16%
NET INVESTMENT INCOME                                    1.76%    1.77%  1.37%      0.32%  0.80%
PORTFOLIO TURNOVER RATE                                  49.6%    45.9%  11.5%      11.3%  22.1%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                 0.86%    0.98%  0.96%     1.03%* 1.21%*
RATIO OF EXPENSES TO AVERAGE NET ASSETS AFTER BROKER
REBATES:**                                                 N/A      N/A    N/A        N/A  1.15%

--------------------------------------------------------------------------------
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
** Prior to 05/01/2003, broker rebates were excluded from the calculation of the expense limitation.
N/A Not applicable
(a) Net investment income per share was calculated using average shares outstanding.
(b) Rounds to less than $0.005 per share.

  HARRIS OAKMARK INTERNATIONAL PORTFOLIO

                                                         FOR THE YEARS ENDED DECEMBER 31,
                                                      ---------------------------------------
CLASS B                                               2007(A) 2006(A) 2005(A) 2004(A) 2003(A)
---------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                   $18.87 $16.11  $14.27  $11.84   $8.87
                                                      ------- ------  ------  ------  ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                    0.30   0.26    0.17    0.16    0.02
NET REALIZED AND UNREALIZED GAINS (LOSSES)             (0.36)   4.17    1.86    2.27    3.08
                                                      ------- ------  ------  ------  ------
TOTAL FROM INVESTMENT OPERATIONS                       (0.06)   4.43    2.03    2.43    3.10
                                                      ------- ------  ------  ------  ------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                   (0.16) (0.45)      --      --  (0.10)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS          (1.56) (1.22)  (0.19)      --  (0.03)
                                                      ------- ------  ------  ------  ------
TOTAL DISTRIBUTIONS                                    (1.72) (1.67)  (0.19)      --  (0.13)
                                                      ------- ------  ------  ------  ------
NET ASSET VALUE, END OF PERIOD                         $17.09 $18.87  $16.11  $14.27  $11.84
                                                      ------- ------  ------  ------  ------
TOTAL RETURN                                          (1.12)% 28.85%  14.24%  20.52%  34.96%
                                                      ------- ------  ------  ------  ------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                $862.6 $856.2  $554.3  $483.9  $288.0
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES**                                              1.10%  1.22%   1.19%   1.23%   1.43%
NET INVESTMENT INCOME                                   1.60%  1.49%   1.11%   1.27%   0.17%
PORTFOLIO TURNOVER RATE                                 49.6%  45.9%   11.5%   11.3%   22.1%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                1.10%  1.23%   1.20%  1.22%*  1.33%*
RATIO OF EXPENSES TO AVERAGE NET ASSETS AFTER BROKER
REBATES:**                                                N/A    N/A     N/A     N/A   1.43%

--------------------------------------------------------------------------------
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
** Prior to 05/01/2003, broker rebates were excluded from the calculation of the expense limitation.
N/A Not applicable
(a) Net investment income per share was calculated using average shares outstanding.

                                         HARRIS OAKMARK INTERNATIONAL PORTFOLIO

                                                          FOR THE YEARS ENDED DECEMBER 31,
                                                      -----------------------------------------
CLASS E                                               2007(A) 2006(A) 2005(A)  2004(A)  2003(A)
-----------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                   $18.91 $16.14  $14.30     $11.85  $8.87
                                                      ------- ------  ------  --------- ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                    0.33   0.27    0.19       0.17   0.03
NET REALIZED AND UNREALIZED GAINS (LOSSES)             (0.37)   4.18    1.85       2.28   3.08
                                                      ------- ------  ------  --------- ------
TOTAL FROM INVESTMENT OPERATIONS                       (0.04)   4.45    2.04       2.45   3.11
                                                      ------- ------  ------  --------- ------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                   (0.17) (0.46)  (0.01)  (0.00)(b) (0.10)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS          (1.56) (1.22)  (0.19)         -- (0.03)
                                                      ------- ------  ------  --------- ------
TOTAL DISTRIBUTIONS                                    (1.73) (1.68)  (0.20)  (0.00)(b) (0.13)
                                                      ------- ------  ------  --------- ------
NET ASSET VALUE, END OF PERIOD                         $17.14 $18.91  $16.14     $14.30 $11.85
                                                      ------- ------  ------  --------- ------
TOTAL RETURN                                          (1.00)% 28.98%  14.27%     20.69% 35.14%
                                                      ------- ------  ------  --------- ------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                $198.8 $221.0  $130.4      $75.5  $23.6
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES**                                              1.00%  1.13%   1.09%      1.14%  1.33%
NET INVESTMENT INCOME                                   1.75%  1.54%   1.25%      1.31%  0.24%
PORTFOLIO TURNOVER RATE                                 49.6%  45.9%   11.5%      11.3%  22.1%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                1.00%  1.13%   1.10%     1.12%* 1.24%*
RATIO OF EXPENSES TO AVERAGE NET ASSETS AFTER BROKER
REBATES:**                                                N/A    N/A     N/A        N/A  1.33%

--------------------------------------------------------------------------------
* Excludes effect of deferred expense reimbursement by the Portfolio Manager. ** Prior to 05/01/2003, broker rebates were excluded from the calculation of the expense limitation.
N/A Not Applicable

(a) Net investment income per share was calculated using average shares outstanding.

(b) Rounds to less than $0.005 per share.

  JANUS FORTY PORTFOLIO#

                                                            FOR THE YEARS ENDED DECEMBER 31,
                                                      --------------------------------------------
CLASS A                                               2007(A)  2006(A) 2005(A)  2004(A)   2003(A)
--------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                    $77.64 $78.28    $66.23   $55.41    $44.38
                                                      -------- ------  -------- -------- ---------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME (LOSS)                              0.17   0.14    (0.04)   (0.09)      0.07
NET REALIZED AND UNREALIZED GAINS                        20.21   2.13     12.09    10.91     10.99
                                                      -------- ------  -------- -------- ---------
TOTAL FROM INVESTMENT OPERATIONS                         20.38   2.27     12.05    10.82     11.06
                                                      -------- ------  -------- -------- ---------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                    (0.15)     --        --       --    (0.03)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS          (14.06) (2.91)        --       --        --
RETURN OF CAPITAL                                           --     --        --       -- (0.00)(b)
                                                      -------- ------  -------- -------- ---------
TOTAL DISTRIBUTIONS                                    (14.21) (2.91)        --       --    (0.03)
                                                      -------- ------  -------- -------- ---------
NET ASSET VALUE, END OF PERIOD                          $83.81 $77.64    $78.28   $66.23    $55.41
                                                      -------- ------  -------- -------- ---------
TOTAL RETURN                                            30.46%  3.08%    18.19%   19.53%    24.91%
                                                      -------- ------  -------- -------- ---------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)               $1,122.3 $990.1  $1,137.0 $1,042.0    $986.0
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                 0.69%  0.73%     0.78%    0.82%     0.82%
NET INVESTMENT INCOME (LOSS)                             0.23%  0.19%   (0.06)%  (0.15)%     0.14%
PORTFOLIO TURNOVER RATE                                  30.1%  60.5%     30.0%    16.0%     59.0%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                 0.70%  0.73%     0.78%    0.82%     0.84%

--------------------------------------------------------------------------------
# On May 1, 2006, the Portfolio received, through a plan of reorganization, all of the assets and assumed the liabilities of the Capital Appreciation Fund, that followed the same investment objective as the Portfolio. The information for each of the periods prior to May 1, 2006 is that of the predecessor Capital Appreciation Fund.
(a) Net investment income (loss) per share was calculated using average shares outstanding.
(b) Rounds to less than $0.005 per share.

                                                          JANUS FORTY PORTFOLIO

                                                                                  FOR THE PERIOD FROM
                                                                                     APRIL 28, 2007
                                                                                    (COMMENCEMENT OF
                                                                                     OPERATIONS) TO
CLASS B                                                                           DECEMBER 31, 2007(A)
------------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                                                      $66.33
                                                                                        --------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT LOSS                                                                       (0.11)
NET REALIZED AND UNREALIZED GAINS                                                          14.84
                                                                                        --------
TOTAL FROM INVESTMENT OPERATIONS                                                           14.73
                                                                                        --------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                                                          --
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS                                                 --
                                                                                        --------
TOTAL DISTRIBUTIONS                                                                           --
                                                                                        --------
NET ASSET VALUE, END OF PERIOD                                                            $81.06
                                                                                        --------
TOTAL RETURN                                                                            22.21%++
                                                                                        --------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                                                    $47.2
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                                                  0.96%+
NET INVESTMENT LOSS                                                                     (0.21)%+
PORTFOLIO TURNOVER RATE                                                                  30.1%++
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS BEFORE REIMBURSEMENT BY THE
MANAGER AND BROKER REBATES:                                                               0.96%+

--------------------------------------------------------------------------------
+  Annualized
++ Non-annualized
(a) Net investment income per share was calculated using average shares outstanding.

  JANUS FORTY PORTFOLIO

                                                             FOR THE PERIOD FROM
                                                                APRIL 28, 2007
                                                               (COMMENCEMENT OF
                                                                OPERATIONS) TO
CLASS E                                                      DECEMBER 31, 2007(A)
---------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                                 $67.23
                                                                   --------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT LOSS                                                  (0.05)
NET REALIZED AND UNREALIZED GAINS                                     15.04
                                                                   --------
TOTAL FROM INVESTMENT OPERATIONS                                      14.99
                                                                   --------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                                     --
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS                            --
                                                                   --------
TOTAL DISTRIBUTIONS                                                      --
                                                                   --------
NET ASSET VALUE, END OF PERIOD                                       $82.22
                                                                   --------
TOTAL RETURN                                                       22.30%++
                                                                   --------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                               $14.6
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                             0.86%+
NET INVESTMENT LOSS                                                (0.10)%+
PORTFOLIO TURNOVER RATE                                             30.1%++
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS BEFORE
REIMBURSEMENT BY THE MANAGER AND BROKER REBATES:                     0.86%+

--------------------------------------------------------------------------------
+  Annualized
++ Non-annualized
(a) Net investment income per share was calculated using average shares outstanding.

                                                       LAZARD MID CAP PORTFOLIO

                                                         FOR THE YEARS ENDED DECEMBER 31,
                                                      ---------------------------------------
CLASS A                                               2007(A) 2006(A) 2005(A) 2004(A) 2003(A)
---------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                   $13.74 $13.65  $14.13  $12.33   $9.85
                                                      ------- ------  ------  ------  ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                    0.13   0.10    0.04    0.08    0.01
NET REALIZED AND UNREALIZED GAINS (LOSSES)             (0.33)   1.75    1.16    1.72    2.58
                                                      ------- ------  ------  ------  ------
TOTAL FROM INVESTMENT OPERATIONS                       (0.20)   1.85    1.20    1.80    2.59
                                                      ------- ------  ------  ------  ------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                   (0.09) (0.08)  (0.06)      --  (0.01)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS          (1.28) (1.68)  (1.62)      --  (0.10)
                                                      ------- ------  ------  ------  ------
TOTAL DISTRIBUTIONS                                    (1.37) (1.76)  (1.68)      --  (0.11)
                                                      ------- ------  ------  ------  ------
NET ASSET VALUE, END OF PERIOD                         $12.17 $13.74  $13.65  $14.13  $12.33
                                                      ------- ------  ------  ------  ------
TOTAL RETURN                                          (2.47)% 14.87%   8.40%  14.60%  26.42%
                                                      ------- ------  ------  ------  ------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                $550.8 $312.2   $89.0   $58.8    $4.5
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES**                                              0.75%  0.77%   0.79%   0.85%   0.93%
NET INVESTMENT INCOME                                   0.96%  0.76%   0.63%   0.59%   0.10%
PORTFOLIO TURNOVER RATE                                 89.9%  65.4%  170.0%   90.7%   36.2%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                0.76%  0.80%   0.82%  0.83%*  0.96%*
RATIO OF EXPENSES TO AVERAGE NET ASSETS AFTER BROKER
REBATES:**                                                N/A    N/A     N/A     N/A   0.92%

--------------------------------------------------------------------------------
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
** Prior to 05/01/2003, broker rebates were excluded from the calculation of the expense limitation.
N/A Not applicable
(a) Net investment income per share was calculated using average shares outstanding.

  LAZARD MID CAP PORTFOLIO

                                                          FOR THE YEARS ENDED DECEMBER 31,
                                                      -----------------------------------------
CLASS B                                               2007(A) 2006(A) 2005(A) 2004(A)  2003(A)
-----------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                   $13.65 $13.57  $14.05  $12.29      $9.83
                                                      ------- ------  ------  ------  ---------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME (LOSS)                             0.09   0.06    0.05    0.02     (0.01)
NET REALIZED AND UNREALIZED GAINS (LOSSES)             (0.31)   1.74    1.10    1.74       2.57
                                                      ------- ------  ------  ------  ---------
TOTAL FROM INVESTMENT OPERATIONS                       (0.22)   1.80    1.15    1.76       2.56
                                                      ------- ------  ------  ------  ---------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                   (0.05) (0.04)  (0.01)      --  (0.00)(b)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS          (1.28) (1.68)  (1.62)      --     (0.10)
                                                      ------- ------  ------  ------  ---------
TOTAL DISTRIBUTIONS                                    (1.33) (1.72)  (1.63)      --     (0.10)
                                                      ------- ------  ------  ------  ---------
NET ASSET VALUE, END OF PERIOD                         $12.10 $13.65  $13.57  $14.05     $12.29
                                                      ------- ------  ------  ------  ---------
TOTAL RETURN                                          (2.71)% 14.67%   8.06%  14.32%     26.03%
                                                      ------- ------  ------  ------  ---------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                $243.6 $216.8  $200.4  $211.0     $211.8
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES**                                              0.99%  1.02%   1.03%   1.08%      1.19%
NET INVESTMENT INCOME (LOSS)                            0.67%  0.48%   0.38%   0.16%    (0.08)%
PORTFOLIO TURNOVER RATE                                 89.9%  65.4%  170.0%   90.7%      36.2%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                1.00%  1.05%   1.07%  1.03%*     1.15%*
RATIO OF EXPENSES TO AVERAGE NET ASSETS AFTER BROKER
REBATES:**                                                N/A    N/A     N/A     N/A      1.19%

--------------------------------------------------------------------------------
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
** Prior to 05/01/2003, broker rebates were excluded from the calculation of the expense limitation.
N/A Not applicable
(a) Net investment income (loss) per share was calculated using average shares outstanding.
(b) Rounds to less than $0.005 per share.

                                                       LAZARD MID CAP PORTFOLIO

                                                          FOR THE YEARS ENDED DECEMBER 31,
                                                      -----------------------------------------
CLASS E                                               2007(A) 2006(A) 2005(A) 2004(A)  2003(A)
-----------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                   $13.69 $13.61  $14.10  $12.32      $9.84
                                                      ------- ------  ------  ------  ---------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                    0.10   0.08    0.07    0.04    0.00(b)
NET REALIZED AND UNREALIZED GAINS (LOSSES)             (0.31)   1.74    1.10    1.74       2.58
                                                      ------- ------  ------  ------  ---------
TOTAL FROM INVESTMENT OPERATIONS                       (0.21)   1.82    1.17    1.78       2.58
                                                      ------- ------  ------  ------  ---------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                   (0.07) (0.06)  (0.04)      --  (0.00)(b)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS          (1.28) (1.68)  (1.62)      --     (0.10)
                                                      ------- ------  ------  ------  ---------
TOTAL DISTRIBUTIONS                                    (1.35) (1.74)  (1.66)      --     (0.10)
                                                      ------- ------  ------  ------  ---------
NET ASSET VALUE, END OF PERIOD                         $12.13 $13.69  $13.61  $14.10     $12.32
                                                      ------- ------  ------  ------  ---------
TOTAL RETURN                                          (2.64)% 14.74%   8.23%  14.45%     26.35%
                                                      ------- ------  ------  ------  ---------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                 $38.2  $36.0   $32.6   $30.5      $19.8
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES**                                              0.89%  0.93%   0.93%   0.98%      1.09%
NET INVESTMENT INCOME                                   0.76%  0.58%   0.49%   0.29%      0.02%
PORTFOLIO TURNOVER RATE                                 89.9%  65.4%  170.0%   90.7%      36.2%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                0.90%  0.95%   0.97%  0.94%*     1.07%*
RATIO OF EXPENSES TO AVERAGE NET ASSETS AFTER BROKER
REBATES:**                                                N/A    N/A     N/A     N/A      1.08%

--------------------------------------------------------------------------------
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
** Prior to 05/01/2003, broker rebates were excluded from the calculation of the expense limitation.
N/A Not applicable.
(a) Net investment income per share was calculated using average shares outstanding.
(b) Rounds to less than $0.005 per share.

  LEGG MASON PARTNERS AGGRESSIVE GROWTH PORTFOLIO

                                                          FOR THE YEARS ENDED DECEMBER 31,
                                                      ----------------------------------------
CLASS A                                               2007(A) 2006(A) 2005(A)  2004(A) 2003(A)
----------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                   $8.09    $8.70    $7.65  $7.03    $5.37
                                                      ------  ------- -------- ------  -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME (LOSS)                            0.01     0.03  0.00(b)   0.01   (0.01)
NET REALIZED AND UNREALIZED GAINS (LOSSES)              0.22   (0.14)     1.06   0.61     1.67
                                                      ------  ------- -------- ------  -------
TOTAL FROM INVESTMENT OPERATIONS                        0.23   (0.11)     1.06   0.62     1.66
                                                      ------  ------- -------- ------  -------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                  (0.02)       --       --     --       --
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS         (0.76)   (0.50)   (0.01)     --       --
                                                      ------  ------- -------- ------  -------
TOTAL DISTRIBUTIONS                                   (0.78)   (0.50)   (0.01)     --       --
                                                      ------  ------- -------- ------  -------
NET ASSET VALUE, END OF PERIOD                         $7.54    $8.09    $8.70  $7.65    $7.03
                                                      ------  ------- -------- ------  -------
TOTAL RETURN                                           2.60%  (1.60)%   13.84%  8.82%   30.91%
                                                      ------  ------- -------- ------  -------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)               $874.6   $607.7   $500.4 $250.8    $19.9
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES**                                             0.67%    0.73%    0.72%  0.90%    0.89%
NET INVESTMENT INCOME (LOSS)                           0.07%    0.33% 0.00%(b)  0.15%  (0.09)%
PORTFOLIO TURNOVER RATE                                 0.7%   190.3%   121.0% 104.7%    91.5%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
RATES:                                                 0.67%    0.75%   0.72%* 0.85%*   0.90%*
RATIO OF EXPENSES TO AVERAGE NET ASSETS AFTER BROKER
REBATES:**                                             0.67%    0.73%      N/A    N/A    0.89%

--------------------------------------------------------------------------------
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
** Prior to 05/01/2003, broker rebates were excluded from the calculation of the expense limitation.
N/A Not applicable
(a) Net investment income (loss) per share was calculated using average shares outstanding.
(b) Rounds to less than $0.005 per share.

                                LEGG MASON PARTNERS AGGRESSIVE GROWTH PORTFOLIO

                                                         FOR THE YEARS ENDED DECEMBER 31,
                                                      ---------------------------------------
CLASS B                                               2007(A) 2006(A) 2005(A) 2004(A) 2003(A)
---------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                    $7.98   $8.60   $7.58   $6.99   $5.34
                                                      ------- ------- ------- ------- -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME (LOSS)                           (0.01)    0.01  (0.02)  (0.01)  (0.02)
NET REALIZED AND UNREALIZED GAINS (LOSSES)               0.21  (0.13)    1.05    0.60    1.67
                                                      ------- ------- ------- ------- -------
TOTAL FROM INVESTMENT OPERATIONS                         0.20  (0.12)    1.03    0.59    1.65
                                                      ------- ------- ------- ------- -------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                       --      --      --      --      --
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS          (0.76)  (0.50)  (0.01)      --      --
                                                      ------- ------- ------- ------- -------
TOTAL DISTRIBUTIONS                                    (0.76)  (0.50)  (0.01)      --      --
                                                      ------- ------- ------- ------- -------
NET ASSET VALUE, END OF PERIOD                          $7.42   $7.98   $8.60   $7.58   $6.99
                                                      ------- ------- ------- ------- -------
TOTAL RETURN                                            2.27% (1.74)%  13.58%   8.44%  30.90%
                                                      ------- ------- ------- ------- -------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                $222.3  $254.0  $277.8  $339.5  $252.6
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES**                                              0.92%   0.98%   0.97%   1.15%   1.14%
NET INVESTMENT INCOME (LOSS)                          (0.18)%   0.10% (0.25)% (0.11)% (0.37)%
PORTFOLIO TURNOVER RATE                                  0.7%  190.3%  121.0%  104.7%   91.5%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                0.92%   1.00%  0.97%*  1.08%*  1.18%*
RATIO OF EXPENSES TO AVERAGE NET ASSETS AFTER BROKER
REBATES:**                                              0.92%   0.98%     N/A     N/A   1.13%

--------------------------------------------------------------------------------
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
** Prior to 05/01/2003, broker rebates were excluded from the calculation of the expense limitation.
N/A Not applicable
(a) Net investment income (loss) per share was calculated using average shares outstanding.

  LEGG MASON PARTNERS AGGRESSIVE GROWTH PORTFOLIO

                                                                                FOR THE PERIOD FROM
                                                                                   APRIL 17, 2003
                                                                                  (COMMENCEMENT OF
                                             FOR THE YEARS ENDED DECEMBER 31,      OPERATIONS) TO
                                           ---------------------------------    DECEMBER 31, 2003(A)
CLASS E                                     2007(A)  2006(A) 2005(A)  2004(A)   --------------------
--------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD           $8.01   $8.62   $7.59   $6.99             $5.65
                                           --------- ------- ------- -------         ---------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME (LOSS)                  (0.01)    0.02  (0.01)    0.00(b)         (0.01)
NET REALIZED AND UNREALIZED GAINS (LOSSES)      0.21  (0.13)    1.05    0.60              1.35
                                           --------- ------- ------- -------         ---------
TOTAL FROM INVESTMENT OPERATIONS                0.20  (0.11)    1.04    0.60              1.34
                                           --------- ------- ------- -------         ---------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME       (0.00)(b)      --      --      --                --
DISTRIBUTIONS FROM NET REALIZED CAPITAL       (0.76)  (0.50)  (0.01)      --                --
GAINS                                      --------- ------- ------- -------         ---------
TOTAL DISTRIBUTIONS                           (0.76)  (0.50)  (0.01)      --                --
                                           --------- ------- ------- -------         ---------
NET ASSET VALUE, END OF PERIOD                 $7.45   $8.01   $8.62   $7.59             $6.99
                                           --------- ------- ------- -------         ---------
TOTAL RETURN                                   2.32% (1.61)%  13.69%   8.58%           23.72%+
                                           --------- ------- ------- -------         ---------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)         $4.6    $5.9    $6.4    $5.5              $4.1
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES**                                     0.82%   0.88%   0.87%   1.05%           1.10%++
NET INVESTMENT INCOME (LOSS)                 (0.08)%   0.20% (0.15)% (0.05)%         (0.26)%++
PORTFOLIO TURNOVER RATE                         0.7%  190.3%  121.0%  104.7%            91.5%+
(1) RATIO OF OPERATING EXPENSES TO AVERAGE
NET ASSETS BEFORE REIMBURSEMENT BY THE
MANAGER AND BROKER REBATES:                    0.82%   0.90%  0.87%*  0.98%*          1.04%++*
RATIO OF EXPENSES TO AVERAGE NET ASSETS
AFTER BROKER REBATES:**                        0.82%   0.88%     N/A     N/A           1.05%++

--------------------------------------------------------------------------------
+  Non-annualized
++ Annualized
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
** Prior to 05/01/2003, broker rebates were excluded from the calculation of the expense limitation.
N/A Not applicable
(a) Net investment income (loss) per share was calculated using average shares outstanding.
(b) Rounds to less than $0.005 per share.

                                              LEGG MASON VALUE EQUITY PORTFOLIO

                                                                                 FOR THE PERIOD FROM
                                                                                   NOVEMBER 1, 2005
                                                             FOR THE YEARS ENDED   (COMMENCEMENT OF
                                                               DECEMBER 31,         OPERATIONS) TO
                                                             ------------------- DECEMBER 31, 2005(A)
CLASS A                                                       2007(A)   2006(A)  --------------------
---------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                            $11.15  $10.65          $10.00
                                                             ---------  ------         -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                             0.03    0.03         0.00(b)
NET REALIZED AND UNREALIZED GAINS (LOSSES)                      (0.67)    0.70            0.65
                                                             ---------  ------         -------
TOTAL FROM INVESTMENT OPERATIONS                                (0.64)    0.73            0.65
                                                             ---------  ------         -------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                         (0.00)(b)  (0.02)              --
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS                   (0.01)  (0.21)              --
                                                             ---------  ------         -------
TOTAL DISTRIBUTIONS                                             (0.01)  (0.23)              --
                                                             ---------  ------         -------
NET ASSET VALUE, END OF PERIOD                                  $10.50  $11.15          $10.65
                                                             ---------  ------         -------
TOTAL RETURN                                                   (5.72)%   6.83%          6.50%+
                                                             ---------  ------         -------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                       $1,403.6  $972.7            $3.2
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                         0.66%   0.72%         0.80%++
NET INVESTMENT INCOME                                            0.30%   0.26%         0.08%++
PORTFOLIO TURNOVER RATE                                          27.5%   38.7%           9.1%+
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS BEFORE
REIMBURSEMENT BY THE MANAGER AND BROKER REBATES:                 0.67%  0.74%*         8.27%++

--------------------------------------------------------------------------------
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
+  Non-annualized
++ Annualized
(a) Net investment income per share was calculated using average shares outstanding.
(b) Rounds to less than $0.005 per share.

  LEGG MASON VALUE EQUITY PORTFOLIO

                                                                                 FOR THE PERIOD FROM
                                                                                   NOVEMBER 1, 2005
                                                             FOR THE YEARS ENDED   (COMMENCEMENT OF
                                                               DECEMBER 31,         OPERATIONS) TO
                                                             ------------------- DECEMBER 31, 2005(A)
CLASS B                                                       2007(A)   2006(A)  --------------------
---------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                            $11.14   $10.65          $10.00
                                                             ---------  -------       ---------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME (LOSS)                                   0.00(b)   (0.01)          (0.01)
NET REALIZED AND UNREALIZED GAINS (LOSSES)                      (0.66)     0.71            0.66
                                                             ---------  -------       ---------
TOTAL FROM INVESTMENT OPERATIONS                                (0.66)     0.70            0.65
                                                             ---------  -------       ---------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                         (0.00)(b)       --              --
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS                   (0.01)   (0.21)              --
                                                             ---------  -------       ---------
TOTAL DISTRIBUTIONS                                             (0.01)   (0.21)              --
                                                             ---------  -------       ---------
NET ASSET VALUE, END OF PERIOD                                  $10.47   $11.14          $10.65
                                                             ---------  -------       ---------
TOTAL RETURN                                                   (5.91)%    6.58%          6.50%+
                                                             ---------  -------       ---------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                         $121.1   $113.5            $4.9
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                         0.91%    1.05%         1.05%++
NET INVESTMENT INCOME (LOSS)                                     0.03%  (0.09)%       (0.36)%++
PORTFOLIO TURNOVER RATE                                          27.5%    38.7%           9.1%+
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS BEFORE
REIMBURSEMENT BY THE MANAGER AND BROKER REBATES:                 0.92%   1.06%*         4.54%++

--------------------------------------------------------------------------------
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
+  Non-annualized
++ Annualized
(a) Net investment loss per share was calculated using average shares outstanding.
(b) Rounds to less than $0.005 per share.

                                              LEGG MASON VALUE EQUITY PORTFOLIO

                                                                                     FOR THE PERIOD
                                                                                      MAY 1, 2006
                                                                                    (COMMENCEMENT OF
                                                              FOR THE YEAR ENDED     OPERATIONS) TO
CLASS E                                                      DECEMBER 31, 2007(A) DECEMBER 31, 2006(A)
------------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                                 $11.15               $10.55
                                                                  ---------             --------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                                  0.01                 0.01
NET REALIZED AND UNREALIZED GAINS (LOSSES)                           (0.66)                 0.81
                                                                  ---------             --------
TOTAL FROM INVESTMENT OPERATIONS                                     (0.65)                 0.82
                                                                  ---------             --------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                              (0.00)(b)               (0.01)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS                        (0.01)               (0.21)
                                                                  ---------             --------
TOTAL DISTRIBUTIONS                                                  (0.01)               (0.22)
                                                                  ---------             --------
NET ASSET VALUE, END OF PERIOD                                       $10.49               $11.15
                                                                  ---------             --------
TOTAL RETURN                                                        (5.81)%               7.74%+
                                                                  ---------             --------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                               $20.6                $24.0
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                              0.80%              0.86%++
NET INVESTMENT INCOME                                                 0.13%              0.12%++
PORTFOLIO TURNOVER RATE                                               27.5%               38.7%+
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS BEFORE
REIMBURSEMENT BY THE MANAGER AND BROKER REBATES:                      0.82%             0.87%++*

--------------------------------------------------------------------------------
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
+  Non-annualized
++ Annualized
(a) Net investment income per share was calculated using average shares outstanding.
(b) Rounds to less than $0.005 per share.

  LOOMIS SAYLES GLOBAL MARKETS PORTFOLIO

                                                                                  FOR THE PERIOD FROM
                                                                                      MAY 1, 2006
                                                                                    (COMMENCEMENT OF
                                                              FOR THE YEAR ENDED     OPERATIONS) TO
CLASS A                                                      DECEMBER 31, 2007(A) DECEMBER 31, 2006(A)
------------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                                 $10.36              $10.00
                                                                   --------             -------
INCOME FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                                  0.24                0.11
NET REALIZED AND UNREALIZED GAINS                                      2.67                0.36
                                                                   --------             -------
TOTAL FROM INVESTMENT OPERATIONS                                       2.91                0.47
                                                                   --------             -------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                                     --              (0.11)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS                            --                  --
                                                                   --------             -------
TOTAL DISTRIBUTIONS                                                      --              (0.11)
                                                                   --------             -------
NET ASSET VALUE, END OF PERIOD                                       $13.27              $10.36
                                                                   --------             -------
TOTAL RETURN                                                         28.09%              4.66%+
                                                                   --------             -------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                            $1,007.2              $523.5
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                              0.74%             0.87%++
NET INVESTMENT INCOME                                                 2.05%             1.72%++
PORTFOLIO TURNOVER RATE                                              120.4%              45.9%+
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS BEFORE
REIMBURSEMENT BY THE MANAGER AND BROKER REBATES:                      0.74%             0.88%++

--------------------------------------------------------------------------------
+  Non-annualized
++ Annualized
(a) Net investment income per share was calculated using average shares outstanding.

                                         LOOMIS SAYLES GLOBAL MARKETS PORTFOLIO

                                                                                  FOR THE PERIOD FROM
                                                                                      MAY 1, 2006
                                                                                    (COMMENCEMENT OF
                                                              FOR THE YEAR ENDED     OPERATIONS) TO
CLASS B                                                      DECEMBER 31, 2007(A) DECEMBER 31, 2006(A)
------------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                                $10.34               $10.00
                                                                    ------              -------
INCOME FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                                 0.23                 0.09
NET REALIZED AND UNREALIZED GAINS                                     2.65                 0.35
                                                                    ------              -------
TOTAL FROM INVESTMENT OPERATIONS                                      2.88                 0.44
                                                                    ------              -------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                                    --               (0.10)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS                           --                   --
                                                                    ------              -------
TOTAL DISTRIBUTIONS                                                     --               (0.10)
                                                                    ------              -------
NET ASSET VALUE, END OF PERIOD                                      $13.22               $10.34
                                                                    ------              -------
TOTAL RETURN                                                        27.85%               4.37%+
                                                                    ------              -------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                              $79.0                 $9.8
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                             1.02%              1.15%++
NET INVESTMENT INCOME                                                1.94%              1.36%++
PORTFOLIO TURNOVER RATE                                             120.4%               45.9%+
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS BEFORE
REIMBURSEMENT BY THE MANAGER AND BROKER REBATES:                     1.02%              1.16%++

--------------------------------------------------------------------------------
+  Non-annualized
++ Annualized
(a) Net investment income per share was calculated using average shares outstanding.

  LORD ABBETT BOND DEBENTURE PORTFOLIO

                                                          FOR THE YEARS ENDED DECEMBER 31,
                                                      -----------------------------------------
CLASS A                                               2007(A)  2006(A)  2005(A) 2004(A) 2003(A)
-----------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                    $12.51   $12.28 $12.63  $12.04  $10.24
                                                      -------- -------- ------  ------  ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                     0.77     0.71   0.75    0.70    0.73
NET REALIZED AND UNREALIZED GAINS (LOSSES)                0.07     0.39 (0.52)    0.31    1.27
                                                      -------- -------- ------  ------  ------
TOTAL FROM INVESTMENT OPERATIONS                          0.84     1.10   0.23    1.01    2.00
                                                      -------- -------- ------  ------  ------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                    (0.70)   (0.87) (0.58)  (0.42)  (0.20)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS           (0.02)       --     --      --      --
                                                      -------- -------- ------  ------  ------
TOTAL DISTRIBUTIONS                                     (0.72)   (0.87) (0.58)  (0.42)  (0.20)
                                                      -------- -------- ------  ------  ------
NET ASSET VALUE, END OF PERIOD                          $12.63   $12.51 $12.28  $12.63  $12.04
                                                      -------- -------- ------  ------  ------
TOTAL RETURN                                             6.85%    9.35%  1.81%   8.43%  19.52%
                                                      -------- -------- ------  ------  ------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)               $1,228.9 $1,059.0 $856.4  $520.3  $234.6
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES**                                               0.53%    0.56%  0.56%   0.63%   0.70%
NET INVESTMENT INCOME                                    6.11%    5.85%  5.92%   5.65%   6.52%
PORTFOLIO TURNOVER RATE                                  36.0%    36.7%  42.1%   39.8%   36.9%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY MANAGER AND BROKER REBATES:     0.54%*      N/A    N/A     N/A  0.67%*

--------------------------------------------------------------------------------
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
** Prior to 05/01/2003, broker rebates were excluded from the calculation of the expense limitation.
N/A Not applicable
(a) Net investment income per share was calculated using average shares outstanding.

                                           LORD ABBETT BOND DEBENTURE PORTFOLIO

                                                         FOR THE YEARS ENDED DECEMBER 31,
                                                      ---------------------------------------
CLASS B                                               2007(A) 2006(A) 2005(A) 2004(A) 2003(A)
---------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                  $12.43  $12.19  $12.54  $11.97  $10.21
                                                      ------  ------  ------  ------  ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                   0.73    0.67    0.71    0.69    0.69
NET REALIZED AND UNREALIZED GAINS (LOSSES)              0.07    0.40  (0.52)    0.29    1.46
                                                      ------  ------  ------  ------  ------
TOTAL FROM INVESTMENT OPERATIONS                        0.80    1.07    0.19    0.98    2.15
                                                      ------  ------  ------  ------  ------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                  (0.67)  (0.83)  (0.54)  (0.41)  (0.20)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS         (0.02)      --      --      --  (0.19)
                                                      ------  ------  ------  ------  ------
TOTAL DISTRIBUTIONS                                   (0.69)  (0.83)  (0.54)  (0.41)  (0.39)
                                                      ------  ------  ------  ------  ------
NET ASSET VALUE, END OF PERIOD                        $12.54  $12.43  $12.19  $12.54  $11.97
                                                      ------  ------  ------  ------  ------
TOTAL RETURN                                           6.55%   9.15%   1.49%   8.17%  19.15%
                                                      ------  ------  ------  ------  ------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)               $800.6  $765.9  $704.5  $776.0  $758.2
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES**                                             0.78%   0.81%   0.81%   0.88%   0.96%
NET INVESTMENT INCOME                                  5.85%   5.59%   5.65%   5.61%   6.11%
PORTFOLIO TURNOVER RATE                                36.0%   36.7%   42.1%   39.8%   36.9%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                              0.78%*     N/A     N/A     N/A  0.91%*

--------------------------------------------------------------------------------
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
** Prior to 05/01/2003, broker rebates were excluded from the calculation of the expense limitation.
N/A Not applicable
(a) Net investment income per share was calculated using average shares outstanding.

  LORD ABBETT BOND DEBENTURE PORTFOLIO

                                                         FOR THE YEARS ENDED DECEMBER 31,
                                                      ---------------------------------------
CLASS E                                               2007(A) 2006(A) 2005(A) 2004(A) 2003(A)
---------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                  $12.44  $12.21  $12.57  $12.00  $10.22
                                                      ------  ------  ------  ------  ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                   0.74    0.69    0.72    0.70    0.70
NET REALIZED AND UNREALIZED GAINS (LOSSES)              0.08    0.38  (0.52)    0.29    1.28
                                                      ------  ------  ------  ------  ------
TOTAL FROM INVESTMENT OPERATIONS                        0.82    1.07    0.20    0.99    1.98
                                                      ------  ------  ------  ------  ------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                  (0.68)  (0.84)  (0.56)  (0.42)  (0.20)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS         (0.02)      --      --      --      --
                                                      ------  ------  ------  ------  ------
TOTAL DISTRIBUTIONS                                   (0.70)  (0.84)  (0.56)  (0.42)  (0.20)
                                                      ------  ------  ------  ------  ------
NET ASSET VALUE, END OF PERIOD                        $12.56  $12.44  $12.21  $12.57  $12.00
                                                      ------  ------  ------  ------  ------
TOTAL RETURN                                           6.73%   9.18%   1.60%   8.24%  19.35%
                                                      ------  ------  ------  ------  ------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                $37.8   $37.1   $35.1   $35.2   $22.8
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES**                                             0.68%   0.71%   0.71%   0.78%   0.86%
NET INVESTMENT INCOME                                  5.95%   5.69%   5.76%   5.67%   6.10%
PORTFOLIO TURNOVER RATE                                36.0%   36.7%   42.1%   39.8%   36.9%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                              0.68%*     N/A     N/A     N/A  0.81%*

--------------------------------------------------------------------------------
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
** Prior to 05/01/2003, broker rebates were excluded from the calculation of the expense limitation.
N/A Not applicable.
(a) Net investment income per share was calculated using average shares outstanding.

                                        LORD ABBETT GROWTH AND INCOME PORTFOLIO

                                                            FOR THE YEARS ENDED DECEMBER 31,
                                                      --------------------------------------------
CLASS A                                               2007(A)  2006(A)  2005(A)  2004(A)  2003(A)
--------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                    $29.36   $27.59   $27.44   $24.41   $18.86
                                                      -------- -------- -------- -------- --------
INCOME FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                     0.45     0.46     0.40     0.33     0.23
NET REALIZED AND UNREALIZED GAINS                         0.73     4.22     0.61     2.82     5.56
                                                      -------- -------- -------- -------- --------
TOTAL FROM INVESTMENT OPERATIONS                          1.18     4.68     1.01     3.15     5.79
                                                      -------- -------- -------- -------- --------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                    (0.31)   (0.54)   (0.31)   (0.12)   (0.24)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS           (1.34)   (2.37)   (0.55)       --       --
                                                      -------- -------- -------- -------- --------
TOTAL DISTRIBUTIONS                                     (1.65)   (2.91)   (0.86)   (0.12)   (0.24)
                                                      -------- -------- -------- -------- --------
NET ASSET VALUE, END OF PERIOD                          $28.89   $29.36   $27.59   $27.44   $24.41
                                                      -------- -------- -------- -------- --------
TOTAL RETURN                                             4.01%   18.03%    3.68%   12.92%   31.06%
                                                      -------- -------- -------- -------- --------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)               $2,608.8 $2,172.1 $1,985.7 $1,867.5 $1,167.7
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES**                                               0.51%    0.54%    0.53%    0.57%    0.62%
NET INVESTMENT INCOME                                    1.55%    1.64%    1.46%    1.30%    1.13%
PORTFOLIO TURNOVER RATE                                  84.1%    50.2%    45.9%    29.7%    37.0%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                 0.52%    0.54%   0.55%*   0.56%*   0.62%*
RATIO OF EXPENSES TO AVERAGE NET ASSETS AFTER BROKER
REBATES:**                                                 N/A      N/A      N/A      N/A    0.61%

--------------------------------------------------------------------------------
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
** Prior to 05/01/2003, broker rebates were excluded from the calculation of the expense limitation.
N/A Not applicable
(a) Net investment income per share was calculated using average shares outstanding.

  LORD ABBETT GROWTH AND INCOME PORTFOLIO

                                                            FOR THE YEARS ENDED DECEMBER 31,
                                                      --------------------------------------------
CLASS B                                               2007(A)  2006(A)  2005(A)  2004(A)  2003(A)
--------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                    $29.20   $27.43   $27.27   $24.29   $18.78
                                                      -------- -------- -------- -------- --------
INCOME FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                     0.38     0.39     0.33     0.27     0.18
NET REALIZED AND UNREALIZED GAINS                         0.71     4.20     0.61     2.80     5.54
                                                      -------- -------- -------- -------- --------
TOTAL FROM INVESTMENT OPERATIONS                          1.09     4.59     0.94     3.07     5.72
                                                      -------- -------- -------- -------- --------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                    (0.26)   (0.45)   (0.23)   (0.09)   (0.21)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS           (1.34)   (2.37)   (0.55)       --       --
                                                      -------- -------- -------- -------- --------
TOTAL DISTRIBUTIONS                                     (1.60)   (2.82)   (0.78)   (0.09)   (0.21)
                                                      -------- -------- -------- -------- --------
NET ASSET VALUE, END OF PERIOD                          $28.69   $29.20   $27.43   $27.27   $24.29
                                                      -------- -------- -------- -------- --------
TOTAL RETURN                                             3.72%   17.78%    3.39%   12.65%   30.73%
                                                      -------- -------- -------- -------- --------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)               $1,546.7 $1,596.5 $1,130.5 $1,282.3 $1,081.0
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES**                                               0.76%    0.79%    0.78%    0.82%    0.86%
NET INVESTMENT INCOME                                    1.31%    1.40%    1.21%    1.08%    0.87%
PORTFOLIO TURNOVER RATE                                  84.1%    50.2%    45.9%    29.7%    37.0%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                 0.77%    0.79%   0.80%*   0.80%*   0.86%*
RATIO OF EXPENSES TO AVERAGE NET ASSETS AFTER BROKER
REBATES:**                                                 N/A      N/A      N/A      N/A    0.86%

--------------------------------------------------------------------------------
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
** Prior to 05/01/2003, broker rebates were excluded from the calculation of the expense limitation.
N/A Not applicable
(a) Net investment income per share was calculated using average shares outstanding.

                                            LORD ABBETT MID CAP VALUE PORTFOLIO

                                                         FOR THE YEARS ENDED DECEMBER 31,
                                                      ---------------------------------------
CLASS A                                               2007(A) 2006(A) 2005(A) 2004(A) 2003(A)
---------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                  $22.79  $22.47  $21.64  $17.80  $14.41
                                                      ------  ------  ------  ------  ------
INCOME FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                   0.16    0.17    0.19    0.17    0.15
NET REALIZED AND UNREALIZED GAINS                       0.33    2.44    1.60    4.25    3.62
                                                      ------  ------  ------  ------  ------
TOTAL FROM INVESTMENT OPERATIONS                        0.49    2.61    1.79    4.42    3.77
                                                      ------  ------  ------  ------  ------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                  (0.24)  (0.17)  (0.13)  (0.10)  (0.11)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS         (3.34)  (2.12)  (0.83)  (0.48)  (0.27)
                                                      ------  ------  ------  ------  ------
TOTAL DISTRIBUTIONS                                   (3.58)  (2.29)  (0.96)  (0.58)  (0.38)
                                                      ------  ------  ------  ------  ------
NET ASSET VALUE, END OF PERIOD                        $19.70  $22.79  $22.47  $21.64  $17.80
                                                      ------  ------  ------  ------  ------
TOTAL RETURN                                           0.90%  12.49%   8.28%  24.82%  26.15%
                                                      ------  ------  ------  ------  ------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                $77.1   $96.8  $113.3  $125.1   $90.8
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES**                                             0.73%   0.77%   0.76%   0.78%   0.83%
NET INVESTMENT INCOME                                  0.74%   0.80%   0.86%   0.86%   0.98%
PORTFOLIO TURNOVER RATE                                38.4%   27.8%   26.2%   19.7%   18.8%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                              0.75%*   0.78%   0.76%     N/A  0.82%*

--------------------------------------------------------------------------------
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
** Prior to 05/01/2003, broker rebates were excluded from the calculation of the expense limitation.
N/A Not applicable
(a) Net investment income per share calculated using average shares outstanding.

  LORD ABBETT MID CAP VALUE PORTFOLIO

                                                         FOR THE YEARS ENDED DECEMBER 31,
                                                      ---------------------------------------
CLASS B                                               2007(A) 2006(A) 2005(A) 2004(A) 2003(A)
---------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                  $22.56  $22.28  $21.48  $17.70  $14.35
                                                      ------  ------  ------  ------  ------
INCOME FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                   0.11    0.12    0.14    0.12    0.11
NET REALIZED AND UNREALIZED GAINS                       0.31    2.40    1.59    4.22    3.60
                                                      ------  ------  ------  ------  ------
TOTAL FROM INVESTMENT OPERATIONS                        0.42    2.52    1.73    4.34    3.71
                                                      ------  ------  ------  ------  ------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                  (0.16)  (0.12)  (0.10)  (0.08)  (0.09)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS         (3.34)  (2.12)  (0.83)  (0.48)  (0.27)
                                                      ------  ------  ------  ------  ------
TOTAL DISTRIBUTIONS                                   (3.50)  (2.24)  (0.93)  (0.56)  (0.36)
                                                      ------  ------  ------  ------  ------
NET ASSET VALUE, END OF PERIOD                        $19.48  $22.56  $22.28  $21.48  $17.70
                                                      ------  ------  ------  ------  ------
TOTAL RETURN                                           0.60%  12.18%   8.05%  24.50%  25.87%
                                                      ------  ------  ------  ------  ------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)               $422.8  $266.4  $229.0  $179.1  $100.0
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES**                                             0.98%   1.02%   1.01%   1.03%   1.08%
NET INVESTMENT INCOME                                  0.53%   0.56%   0.62%   0.60%   0.73%
PORTFOLIO TURNOVER RATE                                38.4%   27.8%   26.2%   19.7%   18.8%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                              1.01%*   1.03%   1.02%     N/A  1.06%*

--------------------------------------------------------------------------------
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
** Prior to 05/01/2003, broker rebates were excluded from the calculation of the expense limitation.
N/A Not applicable
(a) Net investment income per share calculated using average shares outstanding.

                                       MFS(R) EMERGING MARKETS EQUITY PORTFOLIO

                                                                                  FOR THE PERIOD FROM
                                                                                      MAY 1, 2006
                                                                                    (COMMENCEMENT OF
                                                              FOR THE YEAR ENDED     OPERATIONS) TO
CLASS A                                                      DECEMBER 31, 2007(A) DECEMBER 31, 2006(A)
------------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                                 $10.51              $10.00
                                                                   --------             -------
INCOME FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                                  0.18                0.12
NET REALIZED AND UNREALIZED GAINS                                      3.71                0.48
                                                                   --------             -------
TOTAL FROM INVESTMENT OPERATIONS                                       3.89                0.60
                                                                   --------             -------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                                 (0.01)              (0.09)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS                            --                  --
                                                                   --------             -------
TOTAL DISTRIBUTIONS                                                  (0.01)              (0.09)
                                                                   --------             -------
NET ASSET VALUE, END OF PERIOD                                       $14.39              $10.51
                                                                   --------             -------
TOTAL RETURN                                                         36.93%              6.04%+
                                                                   --------             -------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                              $572.9              $368.3
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                              1.17%             1.30%++
NET INVESTMENT INCOME                                                 1.49%             1.91%++
PORTFOLIO TURNOVER RATE                                              126.8%              58.2%+
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS BEFORE
REIMBURSEMENT BY THE MANAGER AND BROKER REBATES:                   1.25%(b)             1.49%++

--------------------------------------------------------------------------------
+  Non-annualized
++ Annualized
(a) Net investment income per share was calculated using average shares outstanding.
(b) Excludes effect of deferred expense reimbursement.

  MFS(R) EMERGING MARKETS EQUITY PORTFOLIO

                                                                                  FOR THE PERIOD FROM
                                                                                      MAY 1, 2006
                                                                                    (COMMENCEMENT OF
                                                              FOR THE YEAR ENDED     OPERATIONS) TO
CLASS B                                                      DECEMBER 31, 2007(A) DECEMBER 31, 2006(A)
------------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                                 $10.49              $10.00
                                                                   --------             -------
INCOME FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                                  0.13                0.07
NET REALIZED AND UNREALIZED GAINS                                      3.71                0.51
                                                                   --------             -------
TOTAL FROM INVESTMENT OPERATIONS                                       3.84                0.58
                                                                   --------             -------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                                 (0.01)              (0.09)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS                            --                  --
                                                                   --------             -------
TOTAL DISTRIBUTIONS                                                  (0.01)              (0.09)
                                                                   --------             -------
NET ASSET VALUE, END OF PERIOD                                       $14.32              $10.49
                                                                   --------             -------
TOTAL RETURN                                                         36.62%              5.78%+
                                                                   --------             -------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                               $78.8               $23.4
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                              1.46%             1.55%++
NET INVESTMENT INCOME                                                 1.06%             1.12%++
PORTFOLIO TURNOVER RATE                                              126.8%              58.2%+
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS BEFORE
REIMBURSEMENT BY THE MANAGER AND BROKER REBATES:                   1.52%(b)             1.92%++

--------------------------------------------------------------------------------
+  Non-annualized
++ Annualized
(a) Net investment income per share was calculated using average shares outstanding.
(b) Excludes effect of deferred expense reimbursement.

                                        MFS(R) RESEARCH INTERNATIONAL PORTFOLIO

                                                         FOR THE YEARS ENDED DECEMBER 31,
                                                      ---------------------------------------
CLASS A                                               2007(A) 2006(A) 2005(A) 2004(A) 2003(A)
---------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                  $15.04  $13.00  $11.72   $9.81   $7.49
                                                      ------  ------  ------  ------  ------
INCOME FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                   0.22    0.19    0.14    0.08    0.06
NET REALIZED AND UNREALIZED GAINS                       1.68    3.17    1.83    1.85    2.34
                                                      ------  ------  ------  ------  ------
TOTAL FROM INVESTMENT OPERATIONS                        1.90    3.36    1.97    1.93    2.40
                                                      ------  ------  ------  ------  ------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                  (0.24)  (0.27)  (0.07)      --  (0.08)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS         (2.27)  (1.05)  (0.62)  (0.02)      --
                                                      ------  ------  ------  ------  ------
TOTAL DISTRIBUTIONS                                   (2.51)  (1.32)  (0.69)  (0.02)  (0.08)
                                                      ------  ------  ------  ------  ------
NET ASSET VALUE, END OF PERIOD                        $14.43  $15.04  $13.00  $11.72   $9.81
                                                      ------  ------  ------  ------  ------
TOTAL RETURN                                          13.60%  26.91%  16.77%  19.72%  32.20%
                                                      ------  ------  ------  ------  ------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)               $959.1  $706.0  $624.2  $304.0   $67.3
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES**                                             0.79%   0.94%   0.93%   1.06%   1.09%
NET INVESTMENT INCOME                                  1.54%   1.34%   1.18%   0.75%   0.68%
PORTFOLIO TURNOVER RATE                                65.5%  104.1%   84.5%   98.5%   99.0%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                               0.79%   0.95%  0.93%*  0.94%*   1.11%
RATIO OF EXPENSES TO AVERAGE NET ASSETS AFTER BROKER
REBATES:**                                               N/A     N/A     N/A     N/A   1.09%

--------------------------------------------------------------------------------
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
** Prior to 05/01/2003, broker rebates were excluded from the calculation of the expense limitation.
N/A Not applicable
(a) Net investment income per share was calculated using average shares outstanding.

  MFS(R) RESEARCH INTERNATIONAL PORTFOLIO

                                                         FOR THE YEARS ENDED DECEMBER 31,
                                                      ---------------------------------------
CLASS B                                               2007(A) 2006(A) 2005(A) 2004(A) 2003(A)
---------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                  $14.95  $12.94  $11.68   $9.79   $7.47
                                                      ------  ------  ------  ------  ------
INCOME FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                   0.19    0.15    0.11    0.05    0.05
NET REALIZED AND UNREALIZED GAINS                       1.65    3.15    1.81    1.86    2.33
                                                      ------  ------  ------  ------  ------
TOTAL FROM INVESTMENT OPERATIONS                        1.84    3.30    1.92    1.91    2.38
                                                      ------  ------  ------  ------  ------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                  (0.20)  (0.24)  (0.04)      --  (0.06)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS         (2.27)  (1.05)  (0.62)  (0.02)      --
                                                      ------  ------  ------  ------  ------
TOTAL DISTRIBUTIONS                                   (2.47)  (1.29)  (0.66)  (0.02)  (0.06)
                                                      ------  ------  ------  ------  ------
NET ASSET VALUE, END OF PERIOD                        $14.32  $14.95  $12.94  $11.68   $9.79
                                                      ------  ------  ------  ------  ------
TOTAL RETURN                                          13.29%  26.56%  16.42%  19.56%  32.04%
                                                      ------  ------  ------  ------  ------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)               $842.8  $623.0  $443.5  $396.0  $186.0
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES**                                             1.04%   1.19%   1.19%   1.32%   1.33%
NET INVESTMENT INCOME                                  1.31%   1.12%   0.90%   0.47%   0.56%
PORTFOLIO TURNOVER RATE                                65.5%  104.1%   84.5%   98.5%   99.0%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                               1.04%   1.20%  1.19%*  1.18%*   1.39%
RATIO OF EXPENSES TO AVERAGE NET ASSETS AFTER BROKER
REBATES:**                                               N/A     N/A     N/A     N/A   1.33%

--------------------------------------------------------------------------------
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
** Prior to 05/01/2003, broker rebates were excluded from the calculation of the expense limitation.
N/A Not applicable
(a) Net investment income per share was calculated using average shares outstanding.

                                        MFS(R) RESEARCH INTERNATIONAL PORTFOLIO

                                                         FOR THE YEARS ENDED DECEMBER 31,
                                                      ---------------------------------------
CLASS E                                               2007(A) 2006(A) 2005(A) 2004(A) 2003(A)
---------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                  $14.99  $12.96  $11.70   $9.80   $7.48
                                                      ------  ------  ------  ------  ------
INCOME FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                   0.20    0.16    0.13    0.07    0.05
NET REALIZED AND UNREALIZED GAINS                       1.66    3.17    1.81    1.85    2.34
                                                      ------  ------  ------  ------  ------
TOTAL FROM INVESTMENT OPERATIONS                        1.86    3.33    1.94    1.92    2.39
                                                      ------  ------  ------  ------  ------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                  (0.22)  (0.25)  (0.06)      --  (0.07)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS         (2.27)  (1.05)  (0.62)  (0.02)      --
                                                      ------  ------  ------  ------  ------
TOTAL DISTRIBUTIONS                                   (2.49)  (1.30)  (0.68)  (0.02)  (0.07)
                                                      ------  ------  ------  ------  ------
NET ASSET VALUE, END OF PERIOD                        $14.36  $14.99  $12.96  $11.70   $9.80
                                                      ------  ------  ------  ------  ------
TOTAL RETURN                                          13.38%  26.79%  16.52%  19.64%  32.09%
                                                      ------  ------  ------  ------  ------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                $32.6   $26.7   $14.6   $11.3    $6.9
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES**                                             0.94%   1.09%   1.09%   1.22%   1.23%
NET INVESTMENT INCOME                                  1.41%   1.18%   1.07%   0.72%   0.59%
PORTFOLIO TURNOVER RATE                                65.5%  104.1%   84.5%   98.5%   99.0%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                               0.94%   1.10%  1.09%*  1.09%*   1.28%
RATIO OF EXPENSES TO AVERAGE NET ASSETS AFTER BROKER
REBATES:**                                               N/A     N/A     N/A     N/A   1.23%

--------------------------------------------------------------------------------
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
** Prior to 05/01/2003, broker rebates were excluded from the calculation of the expense limitation.
N/A Not applicable
(a) Net investment income per share was calculated using average shares outstanding.

  PIMCO INFLATION PROTECTED BOND PORTFOLIO

                                                                               FOR THE PERIOD FROM
                                                                                   MAY 1, 2003
                                                                                 (COMMENCEMENT OF
                                            FOR THE YEARS ENDED DECEMBER 31,      OPERATIONS) TO
                                           ----------------------------------- DECEMBER 31, 2003(A)
CLASS A                                     2007(A)  2006(A) 2005(A)  2004(A)  --------------------
-------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD          $10.08 $10.78    $10.64   $10.29         $10.00
                                           --------- ------  -------- --------       --------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                           0.49   0.43      0.31     0.16           0.07
NET REALIZED AND UNREALIZED GAINS (LOSSES)      0.65 (0.40)    (0.15)     0.81           0.47
                                           --------- ------  -------- --------       --------
TOTAL FROM INVESTMENT OPERATIONS                1.14   0.03      0.16     0.97           0.54
                                           --------- ------  -------- --------       --------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME          (0.24) (0.43)        --   (0.11)         (0.04)
DISTRIBUTIONS FROM NET REALIZED CAPITAL           -- (0.30)    (0.02)   (0.51)         (0.21)
GAINS                                      --------- ------  -------- --------       --------
TOTAL DISTRIBUTIONS                           (0.24) (0.73)    (0.02)   (0.62)         (0.25)
                                           --------- ------  -------- --------       --------
NET ASSET VALUE, END OF PERIOD                $10.98 $10.08    $10.78   $10.64         $10.29
                                           --------- ------  -------- --------       --------
TOTAL RETURN                                  11.08%  0.65%     1.48%    9.41%        5.47%++
                                           --------- ------  -------- --------       --------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)       $857.5 $885.5    $585.8   $331.3           $1.1
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                       0.55%  0.58%     0.55%    0.62%         0.70%+
NET INVESTMENT INCOME                          4.78%  4.21%     2.85%    1.39%         0.72%+
PORTFOLIO TURNOVER RATE                    885.7%(b) 851.3%  1,228.7% 1,173.9%       935.0%++
(1) RATIO OF OPERATING EXPENSES TO AVERAGE
NET ASSETS BEFORE REIMBURSEMENT BY THE
MANAGER AND BROKER REBATES:                    0.55%  0.58%       N/A      N/A         0.74%+

--------------------------------------------------------------------------------
+  Annualized
++ Non-annualized
N/A Not applicable
(a) Net investment income per share was calculated using average shares outstanding.
(b) Excludes TBA securities.

                                       PIMCO INFLATION PROTECTED BOND PORTFOLIO

                                                                               FOR THE PERIOD FROM
                                                                                   MAY 1, 2003
                                                                                 (COMMENCEMENT OF
                                            FOR THE YEARS ENDED DECEMBER 31,      OPERATIONS) TO
                                           ----------------------------------- DECEMBER 31, 2003(A)
CLASS B                                     2007(A)  2006(A) 2005(A)  2004(A)  --------------------
-------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD          $10.06 $10.76    $10.63   $10.29        $10.00
                                           --------- ------  -------- --------       -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                           0.46   0.40      0.27     0.08          0.07
NET REALIZED AND UNREALIZED GAINS (LOSSES)      0.66 (0.41)    (0.12)     0.84          0.46
                                           --------- ------  -------- --------       -------
TOTAL FROM INVESTMENT OPERATIONS                1.12 (0.01)      0.15     0.92          0.53
                                           --------- ------  -------- --------       -------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME          (0.22) (0.39)        --   (0.07)        (0.03)
DISTRIBUTIONS FROM NET REALIZED CAPITAL           -- (0.30)    (0.02)   (0.51)        (0.21)
GAINS                                      --------- ------  -------- --------       -------
TOTAL DISTRIBUTIONS                           (0.22) (0.69)    (0.02)   (0.58)        (0.24)
                                           --------- ------  -------- --------       -------
NET ASSET VALUE, END OF PERIOD                $10.96 $10.06    $10.76   $10.63        $10.29
                                           --------- ------  -------- --------       -------
TOTAL RETURN                                  10.80%  0.39%     1.39%    8.99%        5.35%+
                                           --------- ------  -------- --------       -------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)       $401.6 $367.0    $385.4   $502.3        $366.2
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                       0.80%  0.82%     0.80%    0.81%       0.84%++
NET INVESTMENT INCOME                          4.52%  3.93%     2.52%    0.73%       0.64%++
PORTFOLIO TURNOVER RATE                    885.7%(b) 851.3%  1,228.7% 1,173.9%       935.0%+
(1) RATIO OF OPERATING EXPENSES TO AVERAGE
NET ASSETS BEFORE REIMBURSEMENT BY THE
MANAGER AND BROKER REBATES:                    0.80%  0.82%       N/A      N/A       0.84%++

--------------------------------------------------------------------------------
+  Non-annualized
++ Annualized
N/A Not applicable
(a) Net investment income per share was calculated using average shares outstanding.
(b) Excludes TBA securities.

  PIMCO INFLATION PROTECTED BOND PORTFOLIO

                                                                                     FOR THE PERIOD
                                                                                       MAY 1 2006
                                                                                    (COMMENCEMENT OF
                                                              FOR THE YEAR ENDED     OPERATIONS) TO
CLASS E                                                      DECEMBER 31, 2007(A) DECEMBER 31, 2006(A)
------------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                                 $10.06               $9.92
                                                                  ---------             -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                                  0.48                0.29
NET REALIZED AND UNREALIZED GAINS (LOSSES)                             0.65              (0.15)
                                                                  ---------             -------
TOTAL FROM INVESTMENT OPERATIONS                                       1.13                0.14
                                                                  ---------             -------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                                 (0.23)                  --
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS                            --                  --
                                                                  ---------             -------
TOTAL DISTRIBUTIONS                                                  (0.23)                  --
                                                                  ---------             -------
NET ASSET VALUE, END OF PERIOD                                       $10.96              $10.06
                                                                  ---------             -------
TOTAL RETURN                                                         10.93%              1.41%+
                                                                  ---------             -------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                                $7.3                $3.3
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                              0.71%             0.75%++
NET INVESTMENT INCOME                                                 4.63%             4.23%++
PORTFOLIO TURNOVER RATE                                           885.7%(b)             851.3%+
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS BEFORE
REIMBURSEMENT BY THE MANAGER AND BROKER REBATES:                      0.71%             0.75%++

--------------------------------------------------------------------------------
+  Non-annualized
++ Annualized
(a) Net investment income per share was calculated using average shares outstanding.
(b) Excludes TBA securities.

                                                        PIONEER FUND PORTFOLIO#


                                                          FOR THE YEARS ENDED DECEMBER 31,
                                                      ----------------------------------------
CLASS A                                               2007(A)  2006(A) 2005(A) 2004(A) 2003(A)
----------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                    $14.63 $12.75  $12.03  $10.92   $8.94
                                                      -------- ------  ------  ------  ------
INCOME FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                     0.15   0.13    0.13    0.11    0.15
NET REALIZED AND UNREALIZED GAINS                         0.58   1.89    0.59    1.11    1.98
                                                      -------- ------  ------  ------  ------
TOTAL FROM INVESTMENT OPERATIONS                          0.73   2.02    0.72    1.22    2.13
                                                      -------- ------  ------  ------  ------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                    (0.13) (0.14)      --  (0.11)  (0.15)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS               --     --      --      --      --
                                                      -------- ------  ------  ------  ------
TOTAL DISTRIBUTIONS                                     (0.13) (0.14)      --  (0.11)  (0.15)
                                                      -------- ------  ------  ------  ------
NET ASSET VALUE, END OF PERIOD                          $15.23 $14.63  $12.75  $12.03  $10.92
                                                      -------- ------  ------  ------  ------
TOTAL RETURN                                             5.01% 15.92%   5.99%  11.13%  23.78%
                                                      -------- ------  ------  ------  ------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                  $46.1  $43.7   $46.0   $33.0   $27.0
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                 0.97%  1.09%   1.01%  0.99%*   1.12%
NET INVESTMENT INCOME                                    0.95%  0.98%   1.03%   0.98%   1.56%
PORTFOLIO TURNOVER RATE                                  18.2%  28.5%   16.0%   19.0%   98.0%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY MANAGER AND BROKER REBATES:   0.99%(b)  1.22%   1.01%   1.12%   1.12%

--------------------------------------------------------------------------------
# On May 1, 2006, the Portfolio received, through a plan of reorganization, all of the assets and assumed the liabilities of the Pioneer Fund Portfolio, a series of The Travelers Series Trust, that followed the same investment objective as the Portfolio. The information for each of the periods prior to May 1, 2006 is that of the predecessor Pioneer Fund Portfolio.
*  The investment manager waived a portion of its management fee for the year.
(a) Net investment income per share was calculated using average shares outstanding.
(b) Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.

  PIONEER STRATEGIC INCOME PORTFOLIO#

                                       FOR THE
                                      YEAR ENDED  PERIOD ENDED
                                     DECEMBER 31, DECEMBER 31, FOR THE YEARS ENDED OCTOBER 31,
                                       2007(A)     2006(A)(B)  -------------------------------
CLASS A                              ------------ ------------ 2006(A) 2005(A) 2004(A) 2003(A)
--------------------------------------            -            -------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD     $9.46        $9.81     $9.56   $9.73    $9.53  $8.94
                                        ------      -------    ------  ------  ------- ------
INCOME (LOSS) FROM INVESTMENT
OPERATIONS:

NET INVESTMENT INCOME                     0.51         0.07      0.49    0.53     0.57   0.63
NET REALIZED AND UNREALIZED GAINS         0.12         0.04      0.15  (0.04)     0.48   1.04
(LOSSES)                                ------      -------    ------  ------  ------- ------
TOTAL FROM INVESTMENT OPERATIONS          0.63         0.11      0.64    0.49     1.05   1.67
                                        ------      -------    ------  ------  ------- ------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT
INCOME                                  (0.07)       (0.46)    (0.39)  (0.66)   (0.85) (1.08)
DISTRIBUTIONS FROM NET REALIZED             --           --        --      --       --     --
CAPITAL GAINS                           ------      -------    ------  ------  ------- ------
TOTAL DISTRIBUTIONS                     (0.07)       (0.46)    (0.39)  (0.66)   (0.85) (1.08)
                                        ------      -------    ------  ------  ------- ------
NET ASSET VALUE, END OF PERIOD          $10.02        $9.46     $9.81   $9.56    $9.73  $9.53
                                        ------      -------    ------  ------  ------- ------
TOTAL RETURN                             6.65%       1.10%+     6.95%   5.17%   11.66% 20.56%
                                        ------      -------    ------  ------  ------- ------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN
MILLIONS)                               $327.7       $253.8      $243    $186     $107   $100
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                 0.76%      0.85%++     0.88%   0.86%  0.90%**  1.00%
NET INVESTMENT INCOME                    5.28%      4.56%++     5.13%   5.58%    6.19%  7.05%
PORTFOLIO TURNOVER RATE                  44.5%        6.4%+     33.0%   37.0%    56.0% 141.0%
(1) RATIO OF OPERATING EXPENSES TO
AVERAGE NET ASSETS BEFORE
REIMBURSEMENT BY THE MANAGER AND
BROKER REBATES:                          0.76%      0.85%++     0.88%     N/A      N/A    N/A

--------------------------------------------------------------------------------
# On May 1, 2006, the Portfolio received, through a plan of reorganization, all of the assets and assumed the liabilities of the Pioneer Strategic
   Income Portfolio, a series of The Travelers Series Trust, that followed the same investment objective as the Portfolio. The information for each of the periods prior to May 1, 2006 is that of the predecessor Pioneer Strategic Income Portfolio and the predecessor fund.
** The investment manager waived a portion of its management fee for the year ended October 31, 2004. The actual expense ratio did not change due to this waiver.
+  Non-annualized
++ Annualized
(a) Net investment income per share was calculated using average shares outstanding.
(b) Fiscal year end changed on November 1, 2006 from October 31 to December 31. N/A Not applicable

                                         T. ROWE PRICE MID CAP GROWTH PORTFOLIO

                                                         FOR THE YEARS ENDED DECEMBER 31,
                                                      ---------------------------------------
CLASS A                                               2007(A) 2006(A) 2005(A) 2004(A) 2003(A)
---------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                   $8.76   $8.49    $7.55   $6.39   $4.66
                                                      ------  ------  ------- ------- -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME (LOSS)                            0.02    0.03   (0.01)  (0.03)  (0.02)
NET REALIZED AND UNREALIZED GAINS                       1.50    0.53     1.13    1.19    1.75
                                                      ------  ------  ------- ------- -------
TOTAL FROM INVESTMENT OPERATIONS                        1.52    0.56     1.12    1.16    1.73
                                                      ------  ------  ------- ------- -------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                  (0.02)      --       --      --      --
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS         (0.43)  (0.29)   (0.18)      --      --
                                                      ------  ------  ------- ------- -------
TOTAL DISTRIBUTIONS                                   (0.45)  (0.29)   (0.18)      --      --
                                                      ------  ------  ------- ------- -------
NET ASSET VALUE, END OF PERIOD                         $9.83   $8.76    $8.49   $7.55   $6.39
                                                      ------  ------  ------- ------- -------
TOTAL RETURN                                          17.85%   6.56%   14.87%  18.15%  37.12%
                                                      ------  ------  ------- ------- -------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)               $524.2  $386.8   $258.6  $145.7   $34.8
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES**                                             0.78%   0.81%    0.80%   0.90%   0.91%
NET INVESTMENT INCOME (LOSS)                           0.16%   0.32%  (0.08)% (0.41)% (0.37)%
PORTFOLIO TURNOVER RATE                                35.5%   33.7%    23.0%   51.7%   56.5%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                               0.80%   0.81%    0.81%  0.83%*  0.92%*
RATIO OF EXPENSES TO AVERAGE NET ASSETS AFTER BROKER
REBATES:**                                               N/A     N/A      N/A     N/A   0.83%

--------------------------------------------------------------------------------
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
** Prior to 05/01/2003, broker rebates were excluded from the calculation of the expense limitation.
N/A Not applicable
(a) Net investment income (loss) per share was calculated using average shares outstanding.

  T. ROWE PRICE MID CAP GROWTH PORTFOLIO

                                                         FOR THE YEARS ENDED DECEMBER 31,
                                                      ---------------------------------------
CLASS B                                               2007(A) 2006(A) 2005(A) 2004(A) 2003(A)
---------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                    $8.62  $8.38    $7.47   $6.34   $4.64
                                                      ------- ------  ------- ------- -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME (LOSS)                           (0.01)   0.01   (0.03)  (0.05)  (0.04)
NET REALIZED AND UNREALIZED GAINS                        1.48   0.52     1.12    1.18    1.74
                                                      ------- ------  ------- ------- -------
TOTAL FROM INVESTMENT OPERATIONS                         1.47   0.53     1.09    1.13    1.70
                                                      ------- ------  ------- ------- -------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                  (0.00)+     --       --      --      --
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS          (0.43) (0.29)   (0.18)      --      --
                                                      ------- ------  ------- ------- -------
TOTAL DISTRIBUTIONS                                    (0.43) (0.29)   (0.18)      --      --
                                                      ------- ------  ------- ------- -------
NET ASSET VALUE, END OF PERIOD                          $9.66  $8.62    $8.38   $7.47   $6.34
                                                      ------- ------  ------- ------- -------
TOTAL RETURN                                           17.64%  6.16%   14.63%  17.82%  36.64%
                                                      ------- ------  ------- ------- -------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                $523.0 $453.6   $422.6  $345.0  $307.7
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES**                                              1.03%  1.05%    1.05%   1.16%   1.18%
NET INVESTMENT INCOME (LOSS)                          (0.08)%  0.12%  (0.34)% (0.69)% (0.64)%
PORTFOLIO TURNOVER RATE                                 35.5%  33.7%    23.0%   51.7%   56.5%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                1.05%  1.06%    1.06%  1.07%*  1.16%*
RATIO OF EXPENSES TO AVERAGE NET ASSETS AFTER BROKER
REBATES:**                                                N/A    N/A      N/A     N/A   1.12%

--------------------------------------------------------------------------------
+  Rounds to less than $0.005 per share.
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
** Prior to 05/01/2003, broker rebates were excluded from the calculation of the expense limitation.
N/A Not applicable
(a) Net investment income (loss) per share was calculated using average shares outstanding.

                                         T. ROWE PRICE MID CAP GROWTH PORTFOLIO


                                                         FOR THE YEARS ENDED DECEMBER 31,
                                                      ---------------------------------------
CLASS E                                               2007(A) 2006(A) 2005(A) 2004(A) 2003(A)
---------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                   $8.67   $8.42    $7.50   $6.36   $4.65
                                                      ------  ------  ------- ------- -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME (LOSS)                           0.00+    0.02   (0.02)  (0.04)  (0.03)
NET REALIZED AND UNREALIZED GAINS                       1.49    0.52     1.12    1.18    1.74
                                                      ------  ------  ------- ------- -------
TOTAL FROM INVESTMENT OPERATIONS                        1.49    0.54     1.10    1.14    1.71
                                                      ------  ------  ------- ------- -------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                  (0.01)      --       --      --      --
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS         (0.43)  (0.29)   (0.18)      --      --
                                                      ------  ------  ------- ------- -------
TOTAL DISTRIBUTIONS                                   (0.44)  (0.29)   (0.18)      --      --
                                                      ------  ------  ------- ------- -------
NET ASSET VALUE, END OF PERIOD                         $9.72   $8.67    $8.42   $7.50   $6.36
                                                      ------  ------  ------- ------- -------
TOTAL RETURN                                          17.62%   6.38%   14.70%  17.92%  36.77%
                                                      ------  ------  ------- ------- -------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                $37.3   $25.0    $25.4   $21.5   $10.8
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES**                                             0.93%   0.95%    0.95%   1.05%   1.08%
NET INVESTMENT INCOME (LOSS)                          0.00%+   0.22%  (0.24)% (0.57)% (0.54)%
PORTFOLIO TURNOVER RATE                                35.5%   33.7%    23.0%   51.7%   56.5%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                               0.95%   0.96%    0.96%  0.97%*  1.06%*
RATIO OF EXPENSES TO AVERAGE NET ASSETS AFTER BROKER
REBATES:**                                               N/A     N/A      N/A     N/A   1.01%

--------------------------------------------------------------------------------
+  Rounds to less than $0.005 per share.
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
** Prior to 05/01/2003, broker rebates were excluded from the calculation of the expense limitation.
N/A Not applicable
(a) Net investment income (loss) per share was calculated using average shares outstanding.

  THIRD AVENUE SMALL CAP VALUE PORTFOLIO

                                                          FOR THE YEARS ENDED DECEMBER 31,
                                                      ----------------------------------------
CLASS A                                               2007(A)  2006(A) 2005(A) 2004(A) 2003(A)
----------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                    $17.48 $16.61  $14.38  $11.62   $8.29
                                                      -------- ------  ------  ------  ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                     0.17   0.27    0.14    0.16    0.05
NET REALIZED AND UNREALIZED GAINS (LOSSES)              (0.54)   1.89    2.13    2.96    3.39
                                                      -------- ------  ------  ------  ------
TOTAL FROM INVESTMENT OPERATIONS                        (0.37)   2.16    2.27    3.12    3.44
                                                      -------- ------  ------  ------  ------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                    (0.21) (0.11)      --  (0.08)  (0.04)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS           (1.15) (1.18)  (0.04)  (0.28)  (0.07)
                                                      -------- ------  ------  ------  ------
TOTAL DISTRIBUTIONS                                     (1.36) (1.29)  (0.04)  (0.36)  (0.11)
                                                      -------- ------  ------  ------  ------
NET ASSET VALUE, END OF PERIOD                          $15.75 $17.48  $16.61  $14.38  $11.62
                                                      -------- ------  ------  ------  ------
TOTAL RETURN                                           (2.79)% 13.38%  15.82%  26.81%  41.52%
                                                      -------- ------  ------  ------  ------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)               $1,171.6 $883.6  $476.8  $206.3    $6.2
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES**                                               0.76%  0.80%   0.81%   0.87%   0.93%
NET INVESTMENT INCOME                                    0.99%  1.64%   0.94%   1.12%   0.54%
PORTFOLIO TURNOVER RATE                                  36.0%  12.1%   19.6%   11.3%   14.6%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                 0.76%  0.80%   0.81%     N/A  0.92%*

--------------------------------------------------------------------------------
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
** Prior to 05/01/2003, broker rebates were excluded from the calculation of the expense limitation.
N/A Not applicable
(a) Net investment income per share was calculated using average shares outstanding.

                                         THIRD AVENUE SMALL CAP VALUE PORTFOLIO

                                                         FOR THE YEARS ENDED DECEMBER 31,
                                                      ---------------------------------------
CLASS B                                               2007(A) 2006(A) 2005(A) 2004(A) 2003(A)
---------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                   $17.41 $16.55  $14.37  $11.61   $8.28
                                                      ------- ------  ------  ------  ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                    0.13   0.21    0.10    0.06    0.05
NET REALIZED AND UNREALIZED GAINS (LOSSES)             (0.54)   1.91    2.12    3.02    3.38
                                                      ------- ------  ------  ------  ------
TOTAL FROM INVESTMENT OPERATIONS                       (0.41)   2.12    2.22    3.08    3.43
                                                      ------- ------  ------  ------  ------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                   (0.17) (0.08)      --  (0.04)  (0.03)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS          (1.15) (1.18)  (0.04)  (0.28)  (0.07)
                                                      ------- ------  ------  ------  ------
TOTAL DISTRIBUTIONS                                    (1.32) (1.26)  (0.04)  (0.32)  (0.10)
                                                      ------- ------  ------  ------  ------
NET ASSET VALUE, END OF PERIOD                         $15.68 $17.41  $16.55  $14.37  $11.61
                                                      ------- ------  ------  ------  ------
TOTAL RETURN                                          (3.02)% 13.13%  15.48%  26.50%  41.41%
                                                      ------- ------  ------  ------  ------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                $741.5 $573.8  $442.4  $435.5  $307.9
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES**                                              1.01%  1.05%   1.05%   1.07%   1.18%
NET INVESTMENT INCOME                                   0.76%  1.28%   0.64%   0.46%   0.49%
PORTFOLIO TURNOVER RATE                                 36.0%  12.1%   19.6%   11.3%   14.6%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                1.01%  1.05%   1.05%     N/A  1.13%*

--------------------------------------------------------------------------------
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
** Prior to 05/01/2003, broker rebates were excluded from the calculation of the expense limitation.
N/A Not applicable
(a) Net investment income per share was calculated using average shares outstanding.

  VAN KAMPEN MID CAP GROWTH PORTFOLIO

                                                         FOR THE YEARS ENDED DECEMBER 31,
                                                      ---------------------------------------
CLASS A                                               2007(A) 2006(A) 2005(A) 2004(A) 2003(A)
---------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                  $10.44   $10.19  $10.43   $9.24   $6.78
                                                      ------  ------- ------- ------- -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME (LOSS)                            0.05   (0.01)  (0.04)  (0.04)  (0.05)
NET REALIZED AND UNREALIZED GAINS                       2.29     0.90    0.54    1.23    2.51
                                                      ------  ------- ------- ------- -------
TOTAL FROM INVESTMENT OPERATIONS                        2.34     0.89    0.50    1.19    2.46
                                                      ------  ------- ------- ------- -------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                      --       --      --      --      --
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS         (0.96)   (0.64)  (0.74)      --      --
                                                      ------  ------- ------- ------- -------
TOTAL DISTRIBUTIONS                                   (0.96)   (0.64)  (0.74)      --      --
                                                      ------  ------- ------- ------- -------
NET ASSET VALUE, END OF PERIOD                        $11.82   $10.44  $10.19  $10.43   $9.24
                                                      ------  ------- ------- ------- -------
TOTAL RETURN                                          23.84%    8.65%   4.71%  12.76%  36.43%
                                                      ------  ------- ------- ------- -------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                $29.6    $24.0   $21.5   $26.5   $27.6
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES*                                              0.88%    0.90%   0.90%   0.90%   0.90%
NET INVESTMENT INCOME (LOSS)                           0.46%  (0.08)% (0.35)% (0.43)% (0.57)%
PORTFOLIO TURNOVER RATE                                62.0%   226.6%  103.9%   99.5%  119.0%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                               0.88%    1.08%   0.99%   0.95%   1.04%

--------------------------------------------------------------------------------
(a) Net investment income (loss) per share was calculated using average shares outstanding.
* Prior to 05/01/2003, broker rebates were excluded from the calculation of the expense limitation.

                                            VAN KAMPEN MID CAP GROWTH PORTFOLIO

                                                         FOR THE YEARS ENDED DECEMBER 31,
                                                      ---------------------------------------
CLASS B                                               2007(A) 2006(A) 2005(A) 2004(A) 2003(A)
---------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                  $10.25   $10.04  $10.30   $9.16   $6.75
                                                      ------  ------- ------- ------- -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME (LOSS)                            0.02   (0.03)  (0.06)  (0.06)  (0.07)
NET REALIZED AND UNREALIZED GAINS                       2.24     0.88    0.54    1.20    2.48
                                                      ------  ------- ------- ------- -------
TOTAL FROM INVESTMENT OPERATIONS                        2.26     0.85    0.48    1.14    2.41
                                                      ------  ------- ------- ------- -------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                      --       --      --      --      --
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS         (0.96)   (0.64)  (0.74)      --      --
                                                      ------  ------- ------- ------- -------
TOTAL DISTRIBUTIONS                                   (0.96)   (0.64)  (0.74)      --      --
                                                      ------  ------- ------- ------- -------
NET ASSET VALUE, END OF PERIOD                        $11.55   $10.25  $10.04  $10.30   $9.16
                                                      ------  ------- ------- ------- -------
TOTAL RETURN                                          23.48%    8.37%   4.58%  12.45%  35.70%
                                                      ------  ------- ------- ------- -------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                $81.5    $54.8   $40.9   $36.0   $27.6
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES*                                              1.13%    1.15%   1.15%   1.15%   1.14%
NET INVESTMENT INCOME (LOSS)                           0.19%  (0.30)% (0.58)% (0.66)% (0.83)%
PORTFOLIO TURNOVER RATE                                62.0%   226.6%  103.9%   99.5%  119.0%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                               1.14%    1.34%   1.24%   1.20%   1.39%

--------------------------------------------------------------------------------
(a) Net investment income (loss) per share was calculated using average shares outstanding.
* Prior to 05/01/2003, broker rebates were excluded from the calculation of the expense limitation.

FOR MORE INFORMATION

If you would like more information about a Portfolio, the following documents are available to you free upon request:

ANNUAL/SEMI-ANNUAL REPORTS

Contain additional information about a Portfolio's performance. In a Portfolio's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION ("SAI")

Provides a fuller technical and legal description of the Portfolio's policies, investment restrictions, and business structure. The SAI is legally considered to be a part of this Prospectus.

IF YOU WOULD LIKE A COPY OF THE CURRENT VERSIONS OF THESE DOCUMENTS, OR OTHER INFORMATION ABOUT A PORTFOLIO, CONTACT:

                          MET INVESTORS SERIES TRUST
                                 5 PARK PLAZA
                                  SUITE 1900
                           IRVINE, CALIFORNIA 92614

                                1-800-848-3854

Free copies of the SAI and Annual and Semi-Annual Reports are available at the following website: www.metlifeinvestors.com

Information about a Portfolio, including the Annual and Semi-annual Reports and SAI, may also be obtained from the Securities and Exchange Commission ("SEC"):

[_] IN PERSONReview and copy documents in the SEC's Public Reference Room in
             Washington, D.C. (for information call 202-551-8090).

[_] ON LINE  Retrieve information from the EDGAR database on the SEC's web site at: http://www.sec.gov.

[_] BY MAIL  Request documents, upon payment of a duplicating fee, by writing to SEC, Public Reference Section, Washington, D.C. 20549 or by e-mailing the SEC at publicinfo@sec.gov.

                             SEC FILE # 811-10183

                                 MET INVESTORS
                            S E R I E S   T R U S T

                      Met/AIM Small Cap Growth Portfolio


                      BlackRock Large Cap Core Portfolio

                     Clarion Global Real Estate Portfolio
               (formerly Neuberger Berman Real Estate Portfolio)

                         Met/Franklin Income Portfolio

                     Met/Franklin Mutual Shares Portfolio

              Met/Franklin Templeton Founding Strategy Portfolio


                    Harris Oakmark International Portfolio

                             Janus Forty Portfolio


                           Lazard Mid Cap Portfolio


                Legg Mason Partners Aggressive Growth Portfolio



                       Legg Mason Value Equity Portfolio

                     Lord Abbett Bond Debenture Portfolio

                    MFS(R) Research International Portfolio



                  Oppenheimer Capital Appreciation Portfolio

                   PIMCO Inflation Protected Bond Portfolio

                         PIMCO Total Return Portfolio

                           RCM Technology Portfolio


                    T. Rowe Price Mid Cap Growth Portfolio

                        Met/Templeton Growth Portfolio


                      Class A, Class B and Class E Shares

                                __PROSPECTUS__


                                APRIL 28, 2008


Like all securities, these securities have not been approved or disapproved by the

Securities and Exchange Commission, nor has the Securities and Exchange

Commission passed upon the accuracy or adequacy of this Prospectus.

           Any representation to the contrary is a criminal offense.

                           ____TABLE OF CONTENTS____


                                                                 PAGE

       INTRODUCTION                                               3
          Understanding the Trust                                 3
          Understanding the Portfolios                            3

       THE PORTFOLIOS                                             5

         INVESTMENT SUMMARY                                       5
          Met/AIM Small Cap Growth Portfolio                      6
          BlackRock Large Cap Core Portfolio                      9
          Clarion Global Real Estate Portfolio                    13
          Met/Franklin Income Portfolio                           17
          Met/Franklin Mutual Shares Portfolio                    21
          Met/Franklin Templeton Founding Strategy Portfolio      25
          Harris Oakmark International Portfolio                  29
          Janus Forty Portfolio                                   32
          Lazard Mid Cap Portfolio                                35
          Legg Mason Partners Aggressive Growth Portfolio         38
          Legg Mason Value Equity Portfolio                       41
          Lord Abbett Bond Debenture Portfolio                    45
          MFS(R) Research International Portfolio                 50
          Oppenheimer Capital Appreciation Portfolio              54
          PIMCO Inflation Protected Bond Portfolio                57
          PIMCO Total Return Portfolio                            62
          RCM Technology Portfolio                                67
          T. Rowe Price Mid Cap Growth Portfolio                  71
          Met/Templeton Growth Portfolio                          74

         PRIMARY RISKS OF INVESTING IN THE PORTFOLIOS             77
         ADDITIONAL INVESTMENT STRATEGIES                         80
         MANAGEMENT                                               93
          The Manager                                             93
          The Advisers                                            96
          Distribution Plans                                     108

       YOUR INVESTMENT                                           109
          Shareholder Information                                109
          Dividends, Distributions and Taxes                     109
          Sales and Purchases of Shares                          111

       FINANCIAL HIGHLIGHTS                                      115

       FOR MORE INFORMATION                                   Back Cover

INTRODUCTION

UNDERSTANDING THE TRUST


Met Investors Series Trust (the "Trust") is an open-end management investment company that offers a selection of fifty-two managed investment portfolios or mutual funds, only nineteen of which are offered through this Prospectus (the "Portfolios"). Each of the nineteen Portfolios described in this Prospectus has its own investment objective designed to meet different investment goals. Please see the Investment Summary section of this Prospectus for specific information on each Portfolio.


  INVESTING THROUGH A VARIABLE INSURANCE CONTRACT


  Class A, Class B and Class E shares of the Portfolios, as applicable, are currently only sold to separate accounts of Metropolitan Life Insurance Company and certain of its affiliates (collectively, "MetLife" or the "Insurance Companies") to fund the benefits under certain individual flexible premium variable life insurance policies and individual and group variable annuity contracts (collectively, "Contracts"). As a Contract owner, your premium payments are allocated to one or more of the Portfolios in accordance with your Contract.


  A particular Portfolio or class of a Portfolio of the Trust may not be available under the Contract you have chosen. The prospectus for the Contracts shows the Portfolios and classes available to you. Please read this Prospectus carefully before selecting a Portfolio. It provides information to assist you in your decision. If you would like additional information about a Portfolio, please request a copy of the Statement of Additional Information ("SAI"). For details about how to obtain a copy of the SAI and other reports and information, see the back cover of this Prospectus. The SAI is incorporated by reference into this Prospectus.

  Some of the Portfolios have names and investment objectives that are very similar to certain publicly available mutual funds that are managed by the same investment advisers. The Portfolios in this Prospectus are not those publicly available mutual funds and will not have the same performance. Different performance will result from such factors as different implementation of investment policies, different investment restrictions, different cash flows into and out of the Portfolios, different fees, and different asset sizes.

UNDERSTANDING THE PORTFOLIOS

After this Introduction you will find an Investment Summary for each Portfolio. Each Investment Summary presents important facts about a Portfolio, including information about its investment objective, principal investment strategy, primary risks, fees and expenses and past performance.


Each of the Portfolios falls into one of three categories of funds: equity funds, fixed income funds and fund of funds. A particular type of Portfolio may be more appropriate for you depending upon your investment needs.



 PLEASE SEE THE CONTRACT PROSPECTUS FOR A DETAILED EXPLANATION OF YOUR CONTRACT.

DESCRIPTION OF TYPES OF FUNDS:

  EQUITY FUNDS

  Although they may involve more risk, historically, equity securities such as common stocks have offered higher returns than bonds or other investments over the long term. A domestic equity fund principally invests in equity securities of U.S. companies and may also, to a minor extent, invest in securities of companies located outside the United States. An international equity fund principally invests in the equity securities of companies located outside the United States.

  FIXED INCOME FUNDS

  Fixed income securities are securities that pay a specified rate of return. Historically, fixed income funds are not as volatile as equity funds. These funds may lend stability to a portfolio made up primarily of stocks.


  FUND OF FUNDS

  Please note that the Met/Franklin Templeton Founding Strategy Portfolio is a "fund of funds" that invests, on a fixed percentage basis, in a combination of the Trust's portfolios sub-advised by subsidiaries of Franklin Resources, Inc. (collectively, "Franklin Templeton"), which, in turn, invest primarily in U.S. and foreign equity securities and, to a lesser extent, fixed-income and money market securities. The Portfolio's assets will be allocated on an equal basis (33 1/3%) among the Met/Franklin Income Portfolio, Met/Franklin Mutual Shares Portfolio and Met/Templeton Growth Portfolio (the "Underlying Portfolios"), each of which is a separate portfolio of the Trust, and which is included in this Prospectus.


--------------------------------------------------------------------------------

BEFORE YOU CHOOSE A PORTFOLIO, PLEASE CONSIDER...

All of the Portfolios involve risk, but there is also the potential for reward. You can lose money--and you can make money. The Portfolios are structured so that each offers a different degree of risk and reward than others.

WHAT RISK/REWARD LEVEL IS FOR YOU? ASK YOURSELF THE FOLLOWING:

(1) HOW WELL DO I HANDLE FLUCTUATIONS IN MY ACCOUNT VALUE?

    The greater the degree of risk for a Portfolio, the more its price is likely to move up and down on a day to day basis. If this makes you uncomfortable, you may prefer an investment that is less risky and that may not fluctuate in price as much.

(2) AM I LOOKING FOR A HIGHER RATE OF RETURN?

    Generally, the higher the potential return, the higher the risk. If you find the potential to make money is worth the possibility of losing more, then a Portfolio with higher risk may be right for you.

A final note: These Portfolios are designed for long-term investment.

                                THE PORTFOLIOS

INVESTMENT SUMMARY

Each Portfolio's summary discusses the following:

    INVESTMENT OBJECTIVE
    What is the Portfolio's investment goal?

    PRINCIPAL INVESTMENT STRATEGY
    How does the Portfolio attempt to achieve its investment goal? What types of investments does it contain? What style of investing and investment philosophy does it follow?

    PRIMARY RISKS
    What are the specific risks of investing in the Portfolio?

    PAST PERFORMANCE
    How well has the Portfolio performed over time?

    FEES AND EXPENSES
    What is the cost of investing in the Portfolio?


In addition to its principal investment strategy, each Portfolio, which is not a "fund of funds" (and the Underlying Portfolios, in the case of Met/Franklin Templeton Founding Strategy Portfolio) may invest in various types of securities and engage in various investment techniques and practices which are not the principal focus of the Portfolio (or of the Underlying Portfolio, in the case of the Met/Franklin Templeton Founding Strategy Portfolio) and therefore are not described in the Investment Summary section of the Prospectus. These other securities and investment techniques and practices in which a Portfolio may engage, together with their risks, are briefly discussed in "Additional Investment Strategies" in this Prospectus.


Following the Investment Summary is the section entitled "Primary Risks of Investing in the Portfolios" which lists some of the factors that may affect the value of a Portfolio's investments.


The SAI provides more detailed information regarding the various types of securities that a Portfolio or Underlying Portfolio may purchase and certain investment techniques and practices of its Adviser.


The Contracts may be sold by banks. AN INVESTMENT IN A PORTFOLIO OF THE TRUST THROUGH A CONTRACT IS NOT A DEPOSIT OR OBLIGATION OF, OR GUARANTEED BY, ANY BANK, AND IS NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY OF THE U.S. GOVERNMENT.


 EACH PORTFOLIO IN THIS PROSPECTUS IS A MUTUAL FUND: A POOLED INVESTMENT THAT IS PROFESSIONALLY MANAGED AND THAT GIVES YOU THE OPPORTUNITY TO PARTICIPATE IN FINANCIAL MARKETS. EACH PORTFOLIO STRIVES TO REACH ITS STATED INVESTMENT OBJECTIVE, WHICH CAN BE CHANGED WITHOUT SHAREHOLDER APPROVAL. AS WITH ALL MUTUAL FUNDS, THERE IS NO GUARANTEE THAT A PORTFOLIO WILL ACHIEVE ITS INVESTMENT OBJECTIVE.


 A PORTFOLIO'S ADVISER MAY SELL A PORTFOLIO SECURITY WHEN THE VALUE OF THE INVESTMENT REACHES OR EXCEEDS ITS ESTIMATED FAIR VALUE, TO TAKE ADVANTAGE OF MORE ATTRACTIVE INVESTMENT OPPORTUNITIES, WHEN THE ISSUER'S INVESTMENT FUNDAMENTALS BEGIN TO DETERIORATE, WHEN THE PORTFOLIO MUST MEET REDEMPTIONS, OR FOR OTHER INVESTMENT REASONS.

                      MET/AIM SMALL CAP GROWTH PORTFOLIO

INVESTMENT OBJECTIVE:

Long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGY:


The Portfolio seeks to meet its objective by investing, normally, at least 80% of its net assets in securities of small-cap companies. In complying with this 80% investment requirement, the Portfolio will invest primarily in marketable equity securities, including convertible securities, but its investments may include other securities, such as synthetic instruments. Synthetic instruments are investments that have economic characteristics similar to the Portfolio's direct investments, and may include warrants, futures, options, exchange-traded funds and American Depositary Receipts. The Portfolio considers a company to be a small-cap company if it has a market capitalization, at the time of purchase, no larger than the largest capitalized company included in the Russell 2000 Index during the most recent 11-month period (based on month-end data) plus the most recent data during the current month, within the range of market capitalizations of companies included in the Russell 2000 Index.

The Portfolio may invest up to 20% of its net assets in equity securities of issuers that have market capitalizations, at the time of purchase, outside of the range of market capitalizations of companies included in the Russell 2000 Index, and in investment-grade non-convertible debt securities, U.S. government securities and high-quality money market instruments. The Portfolio may also invest up to 25% of its total assets in foreign securities. For risk management purposes, the Portfolio may hold a portion of its assets in cash or cash equivalents, including money market instruments.

In selecting investments, the portfolio managers seek to identify those companies that have strong earnings momentum or demonstrate other potential for growth of capital. The portfolio managers anticipate that the Portfolio, when fully invested, will generally be comprised of companies that are currently experiencing a greater than anticipated increase in earnings.


PRIMARY RISKS:


The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail starting on page 77, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:


  .  Market risk

  .  Market capitalization risk

  .  Investment style risk

  .  Foreign investment risk

The Portfolio's investments in derivatives can significantly increase the Portfolio's exposure to market risk or credit risk of the counterparty. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the relevant assets, rates and indices.

PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.




The bar chart below shows you the performance of the Portfolio's Class B shares, the Portfolio's oldest class, for each full calendar year since its inception and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart.

               Year-by-Year Total Return as of 12/31 of Each Year

                                    [CHART]

        02        03          04          05          06         07
     ------     ------       -----      ------     ------     ------
    -27.50%     38.86%       6.43%       8.27%      14.18%     11.07%

                   High Quarter:   2nd - 2003      +20.75%
                   Low Quarter:    3rd - 2002      -18.43%



The table below compares the Portfolio's Class A, Class B and Class E shares' average annual compounded total returns for the 1- and 5-year periods and from inception through 12/31/07 with the Russell 2000 Index and the Russell 2000 Growth Index. The Russell 2000 Index is an unmanaged index which measures the performance of the 2,000 smallest companies in the Russell 3000 Index. The Russell 2000 Growth Index is an unmanaged index which measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.



     Average Annual Total Return as of 12/31/07
-----------------------------------------------------
                                       Since   Inception
                       1 Year 5 Year Inception   Date
-------------------    ------ ------ --------- ---------
Class A                11.40% 15.39%    6.91%    1/2/02
Class B                11.07% 15.20%    9.39%   10/9/01
Class E                11.20% 15.34%    7.66%    4/1/02
Russell 2000 Index     -1.57% 16.25%   12.12%*
Russell 2000 Growth
 Index                  7.05% 16.50%   10.70%*
* Index performance is from 10/1/01.



 PORTFOLIO MANAGEMENT:


..  Invesco Aim Capital Management, Inc. see page 97

..  For financial highlights see page 115

FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2007 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)



                                          Class A Class B Class E
-----------------------------------------------------------------
Management Fee                             0.86%   0.86%   0.86%
-----------------------------------------------------------------
12b-1 Fees                                 None    0.25%   0.15%
-----------------------------------------------------------------
Other Expenses                             0.06%   0.06%   0.06%
-----------------------------------------------------------------
Total Annual Portfolio Operating Expenses  0.92%   1.17%   1.07%
-----------------------------------------------------------------



EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES



         Class A  Class B  Class E
-----------------------------------
1 Year   $     94 $    120 $    110
-----------------------------------
3 Years  $    295 $    374 $    342
-----------------------------------
5 Years  $    511 $    647 $    593
-----------------------------------
10 Years $  1,135 $  1,427 $  1,311
-----------------------------------

                      BLACKROCK LARGE CAP CORE PORTFOLIO


INVESTMENT OBJECTIVE:

Long-term capital growth.

PRINCIPAL INVESTMENT STRATEGY:


The Portfolio invests primarily in a diversified portfolio of equity securities of large cap companies located in the United States. Normally, the Portfolio invests at least 80% of its assets in equity securities of large cap companies selected from among those that are, at the time of purchase, included in the Russell 1000 Index (the "Index"). As of February 29, 2008, the Index included companies with market capitalizations between $305 million and $490 billion. The size of the companies in the Index changes with market conditions and composition of the Index. The Portfolio uses an investment approach that blends growth (investing in equity securities that the Adviser believes have good prospects for earnings growth) and value (investing in equity securities that are priced below what the Adviser believes to be their worth) and will seek to outperform its benchmark index, the Russell 1000 Index.

The Adviser uses a quantitative model to look for companies that are consistent with the Portfolio's strategy. The Adviser looks for strong relative earnings growth, preferring internal growth and unit growth to growth resulting from a company's pricing structure. A company's stock price relative to its earnings and book value is also examined. If the Adviser believes that a company is overvalued, the company will not be considered for investment. After the initial screening is performed, the Adviser relies on fundamental analysis, using both internal and external research, to optimize its quantitative model to choose companies the Adviser believes have strong, sustainable earnings growth with current momentum at attractive price valuations.

In seeking to outperform the Portfolio's benchmark index, the Adviser reviews potential investments using certain criteria that are based on the securities in the benchmark index. These criteria currently include the following:

  .  relative price-to-earnings and price-to-book ratios

  .  stability and quality of earnings momentum and growth

  .  weighted median market capitalization of the portfolio

  . allocation among the economic sectors of the portfolio as compared to its benchmark index

  .  weighted individual stocks within the applicable index

In seeking to achieve its investment objective, the Portfolio may also invest in options and futures and other forms of derivatives.


PRIMARY RISKS:


The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail starting on page 77, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate.


  .  Market risk

 PORTFOLIO MANAGEMENT:


..  BlackRock Advisors, LLC see page 97

..  For financial highlights see page 118



  .  Market capitalization risk

  .  Investment style risk

The Portfolio's investments in derivatives can significantly increase the Portfolio's exposure to market risk or credit risk of the counterparty. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the relevant assets, rates and indices.

PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.




The performance shown below is the performance of the Portfolio's Class A shares, the Portfolio's oldest Class. The historical performance shown for the Portfolio's Class A shares prior to May 1, 2006 is the performance of the Portfolio's predecessor fund managed both by the Adviser's predecessor using the same investment objective and strategy as the Portfolio and by another investment adviser using the same investment objective. The assets of the Mercury Large Cap Core Portfolio of The Travelers Series Trust were transferred to the Portfolio on May 1, 2006.

The bar chart below shows you the performance of the Portfolio's Class A shares for each full calendar year since inception and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart. Effective November 17, 2003, Merrill Lynch Investment Managers, L.P. became the Adviser to the Mercury Large Cap Core Portfolio of The Travelers Series Trust. Information prior to that date is attributable to the Portfolio's former investment adviser. Effective October 1, 2006, BlackRock Advisors, LLC became the Portfolio's Adviser.


                Year-by-Year Total Return as of 12/31 of Each Year

                                    [CHART]

 1999     2000     2001     2002     2003     2004     2005     2006     2007
------   ------   ------   ------   ------   ------   ------   ------   ------
23.67%   -5.58%  -22.43%  -25.14%   21.16%   15.89%   12.05%   14.25%    6.55%

                      High Quarter: 4th-1999  +21.71%
                      Low Quarter:  3rd-2001  -19.36%

The table below compares the Portfolio's Class A, Class B and Class E shares' average annual compounded total returns for the 1- and 5-year periods and since inception through 12/31/07, as applicable, with the Russell 1000 Index, a widely recognized unmanaged index that measures the stock performance of the 1000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.



     Average Annual Total Return as of 12/31/07
----------------------------------------------------
                                   Since   Inception
                   1 Year 5 Year Inception   Date
------------------ ------ ------ --------- ---------
Class A             6.55% 13.88%   3.30%    3/23/98
Class B               --     --    0.92%    4/30/07
Class E               --     --    1.00%    4/30/07
Russell 1000 Index  5.77% 13.43%   5.00%*
* Index performance is from 3/31/98.



FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2007 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)



                                          Class A Class B Class E
-----------------------------------------------------------------
Management Fee                             0.58%   0.58%   0.58%
-----------------------------------------------------------------
12b-1 Fees                                 None    0.25%   0.15%
-----------------------------------------------------------------
Other Expenses                             0.07%   0.06%   0.06%
-----------------------------------------------------------------
Total Annual Portfolio Operating Expenses  0.65%   0.89%   0.79%
-----------------------------------------------------------------



EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES



         Class A  Class B  Class E
-----------------------------------
1 Year   $     67 $     91 $     81
-----------------------------------
3 Years  $    209 $    285 $    253
-----------------------------------
5 Years  $    363 $    495 $    440
-----------------------------------
10 Years $    812 $  1,100 $    981
-----------------------------------

                     CLARION GLOBAL REAL ESTATE PORTFOLIO


INVESTMENT OBJECTIVE:

Total return through investment in real estate securities, emphasizing both capital appreciation and current income.

PRINCIPAL INVESTMENT STRATEGY:


Under normal market conditions, the Portfolio will invest at least 80% of its assets in a portfolio of equity securities of companies that are principally engaged in the real estate industry. In selecting investments for the Portfolio, the Portfolio's Adviser will select companies that derive at least 50% of their total revenues or earnings from owning, operating, developing and/or managing real estate. This portion of the Portfolio will have investments located in a number of different countries, including the U.S. As a general matter, the Portfolio expects these investments to be in common stocks of large-, mid- and small-sized companies, including real estate investment trusts and similarly situated real estate companies outside the U.S. ("REITs"). The Portfolio may invest in companies located in countries with emerging securities markets.

The Portfolio's Adviser uses a multi-step investment process for constructing the Portfolio's investment portfolio that combines top-down region and sector allocation with bottom-up individual stock selection.

First, the Adviser selects sectors and geographic regions in which to invest, and determines the degree of representation of such sectors and regions, through a systematic evaluation of public and private property market trends and conditions. Second, the Adviser uses an in-house valuation process to identify investments with superior current income and growth potential relative to their peers. This in-house valuation process examines several factors including:

  .  value and property;

  .  capital structure; and

  .  management and strategy.


PRIMARY RISKS:


The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail starting on page 77, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:


  .  Market risk

  .  Real estate investment risk


  .  Foreign investment risk


  .  Market capitalization risk

  .  Investment style risk

 PORTFOLIO MANAGEMENT:


..  ING Clarion Real Estate Securities L.P. see page 97

..  For financial highlights see page 121



In addition, investments in emerging markets include all of the risks of investments in foreign securities and are subject to severe price declines. The economic and political structures of developing nations, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity. Such countries may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners and economies based on only a few industries. For these reasons, all of the risks of investing in foreign securities are heightened by investing in emerging market countries. The markets of developing countries have been more volatile than the markets of developed countries with more mature economies. These markets often have provided significantly higher or lower rates of return than developed markets, and significantly greater risks, to investors.


PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.




The bar chart below shows you the performance of the Portfolio's Class B shares for each full calendar year since its inception and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart. Effective April 28, 2008, ING Clarion Real Estate Securities L.P. became the Portfolio's Adviser. Investment performance prior to that date is attributable to the Portfolio's former investment adviser.

                                    [CHART]

Year-by-Year Total Return as of 12/31 of Each Year

  05        06         07
------    ------     ------
13.29%    37.58%    -15.01%

High Quarter: 1st-2006  +14.88%
Low Quarter:  2nd-2007   -9.48%

The table below compares the Portfolio's Class A, Class B and Class E shares' average annual compounded total returns for the 1-year period and from inception through 12/31/07 with the FTSE NAREIT Equity Index, the Portfolio's benchmark prior to April 28, 2008, and with the FTSE EPRA/NAREIT Global Real Estate Index, the Portfolio's benchmark effective April 28, 2008. The FTSE NAREIT Equity Index is an unmanaged index that measures the performance of all publicly traded equity REITs. The FTSE EPRA/NAREIT Global Real Estate Index is designed to capture the performance of institutional quality property companies operating in North America, Europe, Asia, and Australia. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.



           Average Annual Total Return as of 12/31/07
----------------------------------------------------------------
                                               Since   Inception
                                     1 Year  Inception   Date
------------------------------------ ------  --------- ---------
Class A                              -14.79%   16.14%   5/1/04
Class B                              -15.01%   15.85%   5/1/04
Class E                              -14.86%   15.99%   5/1/04
FTSE NAREIT Equity REIT Index        -15.69%   16.59%*
FTSE EPRA/NAREIT Global Real
 Estate Index                         -6.96%   22.18%*
* Index performance is from 4/30/04.



For information on ING Clarion Real Estate Securities L.P.'s prior performance with a comparable fund see page 98.



FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2007 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)



                                          Class A Class B Class E
-----------------------------------------------------------------
Management Fee                             0.61%   0.61%   0.61%
-----------------------------------------------------------------
12b-1 Fees                                 None    0.25%   0.15%
-----------------------------------------------------------------
Other Expenses                             0.04%   0.04%   0.04%
-----------------------------------------------------------------
Total Annual Portfolio Operating Expenses  0.65%   0.90%   0.80%
-----------------------------------------------------------------

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES



                               Class A  Class B  Class E
                      -----------------------------------
                      1 Year   $     67 $     92 $     82
                      -----------------------------------
                      3 Years  $    209 $    288 $    256
                      -----------------------------------
                      5 Years  $    363 $    500 $    446
                      -----------------------------------
                      10 Years $    812 $  1,112 $    993
                      -----------------------------------

                         MET/FRANKLIN INCOME PORTFOLIO

INVESTMENT OBJECTIVE:

To maximize income while maintaining prospects for capital appreciation.

PRINCIPAL INVESTMENT STRATEGY:


Under normal market conditions, the Portfolio invests in a diversified portfolio of debt and equity securities. Debt securities in which the Portfolio may invest include all varieties of fixed, floating and variable rate instruments including secured and unsecured bonds, bonds convertible into common stock, mortgage securities, debentures, notes and short-term debt instruments. Common stocks, preferred stocks and convertible securities are examples of equity securities in which the Portfolio may invest. Typically, investments in equity and debt securities range between 40% and 60% of the Portfolio's assets.


The Portfolio seeks income by selecting investments such as corporate, foreign and U.S. Treasury bonds, as well as stocks with attractive dividend yields. In its search for growth opportunities, the Portfolio maintains the flexibility to invest in common stocks of companies from a variety of industries such as utilities, oil, gas, real estate and consumer goods. The Portfolio may invest in large, medium and small market capitalization companies.


The Portfolio may invest up to 100% of total assets in debt securities that are rated below investment grade, but it is not currently expected that the Portfolio will invest more than 50% of its assets in these securities. Securities rated in the top four ratings categories by independent rating organizations such as Standard & Poor's Ratings Group ("S&P") and Moody's Investors Service, Inc. ("Moody's") are considered investment grade. However, such ratings are relative and subjective, are not absolute standards of quality, and do not provide a complete evaluation of the market risk of the securities. Higher yields are ordinarily available from securities in the lower rating categories, such as securities rated Ba or lower by Moody's or BB or lower by S&P or from unrated securities deemed by the Portfolio's Adviser to be of comparable quality. Such high-yield securities are considered to be below "investment grade" and are sometimes referred to as "junk bonds." Generally, lower-rated securities pay higher yields than more highly rated securities to compensate investors for the higher risk.


The Portfolio may invest up to 25% of its assets in foreign securities. The Portfolio ordinarily buys foreign securities that are traded in the U.S. or American Depositary Receipts.

The Portfolio's Adviser searches for undervalued or out-of-favor securities it believes offer opportunities for income today and significant growth tomorrow. It performs independent analysis of the debt securities being considered for the portfolio, rather than relying principally on the ratings assigned by rating agencies. In its analysis, the Adviser considers a variety of factors, including:

  . a security's relative value based on such factors as anticipated cash flow, interest or dividend coverage, asset coverage, and earnings prospects;

  .  the experience and strength of the company;

  . the company's changing financial condition and market recognition of the change;

  . the company's sensitivity to changes in interest rates and business conditions; and

  .  the company's debt maturity schedules and borrowing requirements.

Although not a principal investment strategy, the Portfolio may invest a portion of its assets in credit default swaps.


PRIMARY RISKS:


The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail starting on page 77, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:


  .  Market risk

  .  Credit risk

  .  Interest rate risk

  .  High yield debt security risk

  .  Investment style risk

  .  Foreign investment risk

  .  Market capitalization risk

In addition, utility stocks and other stocks with above average dividend yields are particularly sensitive to interest rate movements. When interest rates rise, the stock prices of these stocks tend to fall.

Mortgage-related securities may be issued or guaranteed by the U.S. Government, its agencies or instrumentalities or may be issued by private issuers and as such are not guaranteed by the U.S. Government, its agencies or instrumentalities. Like other debt securities, changes in interest rates generally affect the value of a mortgage-backed security. Additionally, some mortgage-backed securities may be structured so that they may be particularly sensitive to interest rates.

Investments in mortgage-related securities are also subject to special risks of prepayment. Prepayment risk occurs when the issuer of a security can prepay the principal prior to the security's maturity. Securities subject to prepayment risk, including the collateralized mortgage obligations and other mortgage-related securities that the Portfolio can buy, generally offer less potential for gains when prevailing interest rates decline, and have greater potential for loss when interest rates rise depending upon the coupon of the underlying securities. The impact of prepayments on the price of a security may be difficult to predict and may increase the volatility of the price. In addition, early repayment of mortgages underlying these securities may expose the Portfolio to a lower rate of return when it reinvests the principal. Further, the Portfolio may buy mortgage-related securities at a premium. Accelerated prepayments on those securities could cause the Portfolio to lose a portion of its principal investment represented by the premium the Portfolio paid.

If interest rates rise rapidly, prepayments may occur at slower rates than expected, which could have the effect of lengthening the expected maturity of a short- or medium-term security. That could cause its value to fluctuate more widely in response to changes in interest rates. In turn, this could cause the value of the Portfolio's shares to fluctuate more.

The use of credit default transactions is a highly specialized activity that involves investment techniques and risks that are different from those associated with ordinary portfolio securities transactions. If the Adviser is incorrect in its forecasts of the interest rates, currency exchange rates or market values or its assessments of the credit risks, relevant to these transactions that it enters, the investment performance of the Portfolio may be less favorable than it would have been if the Portfolio had not entered into them.

Because these arrangements are bi-lateral agreements between the Portfolio and its counterparty, each party is exposed to the risk of default by the other. In addition, they may involve a small investment of cash compared to the risk assumed with the result that small changes may produce disproportionate and substantial gains or losses to the Portfolio. However, the Portfolio's obligations under swap agreements generally are collateralized by cash or government securities based on the amount by which the value of the payments that the Portfolio is required to pay exceed the value of the payments that its counterparty is required to make. The Portfolio segregates liquid assets equal to any difference between that excess and the amount of collateral that they are required to provide. Conversely, the Portfolio requires their counterparties to provide collateral on a comparable basis except in those instances in which the Adviser is satisfied with the claims paying ability of the counterparty without such collateral.


PAST PERFORMANCE:


As of the date of this Prospectus, the Portfolio had not commenced operations. No performance information is currently available. For information on Franklin Advisers, Inc.'s prior performance with a comparable fund, see page 99.


FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are estimated for the year ended December 31, 2008 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                          Class A Class B
---------------------------------------------------------
Management Fee                             0.80%   0.80%
---------------------------------------------------------
12b-1 Fees                                 None    0.25%
---------------------------------------------------------
Other Expenses                             0.29%   0.29%
---------------------------------------------------------
Total Annual Portfolio Operating Expenses
 Before Expense Waiver                     1.09%   1.34%
---------------------------------------------------------
Contractual Expense Waiver*                0.19%   0.19%
---------------------------------------------------------
Total Annual Portfolio Operating Expenses
 After Expense Waiver                      0.90%   1.15%
---------------------------------------------------------


        * Met Investors Advisory, LLC (the "Manager") and the Trust have entered into an Expense Limitation Agreement whereby the total Annual Portfolio Operating Expenses for the Class A and Class B shares of the Portfolio





 PORTFOLIO MANAGEMENT:


..  Franklin Advisers, Inc. see page 99
          will not exceed 0.90% and 1.15%, respectively, for the period ended April 30, 2009 and in any year in which the Agreement is in effect. Under certain circumstances, any fees waived or expenses reimbursed by the Manager may, with the approval of the Trust's Board of Trustees, be repaid to the Manager.

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same and that all expense limitations remain in effect only for the period ended April 30, 2009. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES

        Class A  Class B
-------------------------
1 Year  $     92 $    118
-------------------------
3 Years $    329 $    408
-------------------------

                     MET/FRANKLIN MUTUAL SHARES PORTFOLIO

INVESTMENT OBJECTIVE:

Capital appreciation, which may occasionally be short-term. The Portfolio's secondary investment objective is income.

PRINCIPAL INVESTMENT STRATEGY:

Under normal market conditions, the Portfolio invests primarily in equity securities (including securities convertible into, or that the Adviser expects to be exchanged for, common or preferred stock) of U.S. and foreign companies that the Adviser believes are available at market prices less than their value based on certain recognized or objective criteria (intrinsic value).

Following this value-oriented strategy, the Portfolio invests primarily in undervalued securities, which are securities trading at a discount to intrinsic value. The Portfolio also invests in, to a lesser extent, in:

  . Risk arbitrage securities, which are securities of companies involved in restructurings (such as mergers, acquisitions, consolidations, liquidations, spin-offs, or tender or exchange offers) or that the Adviser believes are cheap relative to an economically equivalent security of the same or another company; and

  . Distressed companies, which are securities of companies that are, or are about to be, involved in reorganizations, financial restructurings, or bankruptcy.

In pursuit of its value-oriented strategy, the Portfolio is not limited to pre-set maximums or minimums governing the size of the companies in which it may invest. However, as a general rule, the Portfolio intends to invest the equity portion of its portfolio predominantly (up to 100%) in mid- and large cap companies, with a small portion in small-cap companies. For these purposes, mid- and large-cap companies are considered by the Adviser to be those companies with market capitalization values greater than $1.5 billion.


While the Portfolio generally purchases securities for investment purposes, the Adviser may seek to influence or control management by communicating with management and may coordinate with other shareholders to influence management or to cause changes in policy, or invest in other companies that do so, when the Adviser believes the Portfolio may benefit. The Portfolio expects to invest a significant portion (up to 35%) of its assets in foreign securities, which may include sovereign debt and participations in foreign government debt.


The Portfolio may attempt, from time to time, to hedge (protect) against currency risks, largely using forward foreign currency exchange contracts, when, in the Adviser's opinion, it would be advantageous to the Portfolio to do so.

The Portfolio's investments in distressed companies typically involve the purchase of bank debt, lower-rated or defaulted debt securities, comparable unrated debt securities, or other indebtedness (or participations in the indebtedness) of such companies. Such other indebtedness generally represents a specific commercial loan or portion of a loan made to a company by a financial institution such as a bank. Loan participations represent fractional interests in a company's indebtedness and are generally made available by banks or other institutional investors. By purchasing all or a part of a company's direct indebtedness, the Portfolio, in effect, steps into the shoes of the lender. If the loan is secured, the Portfolio will have a priority claim to the assets of the company ahead of unsecured creditors and stockholders. The Portfolio will generally make such investments to achieve capital appreciation, rather than to seek income.

The Portfolio may also engage from time to time in an "arbitrage" strategy. When engaging in an arbitrage strategy, the Portfolio typically buys one security while at the same time selling short another security. The Portfolio generally buys the security that the Adviser believes is either cheap relative to the price of the other security or otherwise undervalued, and sell short the security that the Adviser believes is either expensive relative to the price of the other security or otherwise overvalued. In doing so, the Portfolio attempts to profit from a perceived relationship between the values of the two securities. The Portfolio generally engages in an arbitrage strategy in connection with an announced corporate restructuring, such as a merger, acquisition or tender offer, or other corporate action or event such as an exchange offer.

PORTFOLIO SELECTION

The Adviser employs a research driven, fundamental value strategy for the Portfolio. In choosing equity investments, the Adviser focuses on the market price of a company's securities relative to the Adviser's own evaluation of the company's asset value, including an analysis of book value, cash flow potential, long-term earnings, and multiples of earnings. Similarly, debt securities and other indebtedness, including loan participations, are generally selected based on the Adviser's own analysis of the security's intrinsic value rather than the coupon rate or rating of the security. The Adviser examines each investment separately and there are no set criteria as to specific value parameters, asset size, earnings or industry type.

PRIMARY RISKS:


The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail starting on page 77, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:


  .  Market risk

  .  Investment style risk

  .  Market capitalization risk

  .  Foreign investment risk

  .  Credit risk

  .  Interest rate risk

  .  High yield debt security risk

The Portfolio's investments in derivatives can significantly increase the Portfolio's exposure to market risk or credit risk of the counterparty. Derivatives can also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the relevant assets, rates and indices.

A merger or other restructuring, or a tender or exchange offer, proposed or pending at the time the Portfolio invests in risk arbitrage securities may not be completed on the terms or within the time frame contemplated, resulting in losses to the Portfolio. Debt obligations of distressed companies typically are unrated, lower-rated, in default or close to default. Also, securities of distressed companies are generally more likely to become worthless than the securities of more financially stable companies.

PAST PERFORMANCE:


As of the date of this Prospectus, the Portfolio had not commenced operations. No performance information is currently available. For information on Franklin Mutual Advisers, LLC's prior performance with a comparable fund, see page 100.


FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are estimated for the year ended December 31, 2008 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                          Class A Class B
---------------------------------------------------------
Management Fee                             0.80%   0.80%
---------------------------------------------------------
12b-1 Fees                                 None    0.25%
---------------------------------------------------------
Other Expenses                             0.29%   0.29%
---------------------------------------------------------
Total Annual Portfolio Operating Expenses
 Before Expense Waiver                     1.09%   1.34%
---------------------------------------------------------
Contractual Expense Waiver*                0.19%   0.19%
---------------------------------------------------------
Total Annual Portfolio Operating Expenses
 After Expense Waiver                      0.90%   1.15%
---------------------------------------------------------

        * The Manager and the Trust have entered into an Expense Limitation Agreement whereby the total Annual Portfolio Operating Expenses for the Class A and Class B shares of the Portfolio will not exceed 0.90% and 1.15%, respectively, for the period ended April 30, 2009 and in any year in which the Agreement is in effect. Under certain circumstances, any fees waived or expenses reimbursed by the Manager may, with the approval of the Trust's Board of Trustees, be repaid to the Manager.

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of


 PORTFOLIO MANAGEMENT:


.. Franklin Mutual Advisers, LLC see page 100 your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same and that all expense limitations remain in effect only for the period ended April 30, 2009. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES

        Class A  Class B
-------------------------
1 Year  $     92 $    118
-------------------------
3 Years $    329 $    408
-------------------------

              MET/FRANKLIN TEMPLETON FOUNDING STRATEGY PORTFOLIO

INVESTMENT OBJECTIVE:

Primarily seeks capital appreciation and secondarily seeks income.

PRINCIPAL INVESTMENT STRATEGY:

The Portfolio pursues its investment objectives by investing on a fixed percentage basis in a combination of the Trust's portfolios sub-advised by Franklin Templeton, which, in turn, invest primarily in U.S. and foreign equity securities and, to a lesser extent, fixed-income and money market securities. The Portfolio's assets will be allocated on an equal basis (33 1/3%) among the Met/Franklin Income Portfolio, Met/Franklin Mutual Shares Portfolio and Met/Templeton Growth Portfolio (the "Underlying Portfolios"), each of which is a separate portfolio of the Trust, and which is included in this Prospectus.

The Underlying Portfolios have been selected to represent a reasonable spectrum of investment options for the Portfolio. The Met Investors Advisory, LLC (the "Manager") has based the fixed percentage allocations for the Portfolio on the degree to which it believes the Underlying Portfolios, in combination, to be appropriate for the Portfolio's investment objective. As discussed in this Prospectus, each Underlying Portfolio is managed by the Manager and sub-advised by Franklin Advisers, Inc. (Met/Franklin Income Portfolio), Franklin Mutual Advisers, LLC (Met/Franklin Mutual Shares Portfolio) or Templeton Global Advisors Limited (Met/Templeton Growth Portfolio), respectively. The Portfolio will purchase Class A shares of the Underlying Portfolios, which are not subject to any sales charges or distribution or service (Rule 12b-1) fees.

The Portfolio may deviate from its percentage allocations as a result of appreciation or depreciation in the value of the shares of the Underlying Portfolios it holds. The Manager will periodically rebalance the Portfolio's holdings as deemed necessary to bring the asset allocation of the Portfolio back into alignment with its fixed percentage allocations.

The Portfolio is non-diversified, which means that it may concentrate its assets in a smaller number of issuers than a diversified portfolio. However, the Portfolio invests its assets in the Underlying Portfolios, each of which generally has diversified holdings.

The Portfolio also may deviate temporarily from its fixed percentage allocations for defensive purposes. The Portfolio may hold cash or cash equivalents (instead of being allocated to an Underlying Portfolio) as deemed appropriate by the Manager for temporary defensive purposes to respond to adverse market, economic or political conditions, or as a cash reserve. Should the Portfolio take this action, it may not achieve its investment objective. The Portfolio also may hold U.S. government securities and money market instruments directly for investment or other appropriate purposes.

Please note that the Underlying Portfolios may already be available directly as investment options in your Contract and that an investor in the Portfolio bears both the expenses of the Portfolio as well as the indirect expenses associated with the Underlying Portfolios. Therefore, an investor may be able to realize lower aggregate expenses by investing directly in the Underlying Portfolios instead of in the Portfolio itself. However, not all of the Underlying Portfolios may be available as an investment option in your Contract. In addition, an investor who chooses to invest directly in the Underlying Portfolios would not receive the asset allocation and rebalancing services provided by the Manager.

PRIMARY RISKS:

An investment in the Portfolio is not guaranteed. You can lose money by investing in the Portfolio. There are direct and indirect risks of investing in the Portfolio. Direct risks include:

  . PERFORMANCE RISK--Because the Portfolio generally invests all of its assets in the shares of the Underlying Portfolios, its investment performance is directly related to the performance of the Underlying Portfolios. The ability of the Portfolio to meet its investment objective depends upon the ability of an Underlying Portfolio to meet its own investment objective. It is possible that an Underlying Portfolio will fail to execute its investment strategies effectively. As a result, an Underlying Portfolio may not meet its investment objective, which would affect the Portfolio's investment performance. There can be no assurance that the investment objective of the Portfolio or any Underlying Portfolio will be achieved. Since the Portfolio invests in the shares of the Underlying Portfolios, its performance is directly related to the ability of the Underlying Portfolios to meet their respective investment objectives. Because the Portfolio invests in the Underlying Portfolios, the Portfolio's net asset value ("NAV") is effected by fluctuations in the Underlying Portfolios' NAV.

  . NON-DIVERSIFICATION RISK--The Portfolio is non-diversified which means the Portfolio can invest its assets in a small number of issuers. As a result, the Portfolio is more susceptible to any single economic, political or regulatory event affecting those issuers than is a diversified portfolio. This risk is limited because the Portfolio invests its assets in the Underlying Portfolios, each of which generally has diversified holdings.

  . AFFILIATED PORTFOLIO RISK--In managing the Portfolio, the Manager will have the authority to select and substitute the Underlying Portfolios. The Manager may be subject to potential conflicts of interest in allocating the Portfolio's assets among the Underlying Portfolios both because the fees payable to it by some of the Underlying Portfolios may be higher than the fees payable by other Underlying Portfolios and because the Manager is also responsible for managing the Underlying Portfolios. In this regard, the Manager may believe that certain Underlying Portfolios could benefit from additional assets or could be harmed by redemptions. As a fiduciary, the Manager is obligated to disregard these incentives. The directors and officers of the Trust may also have conflicting interests in fulfilling their fiduciary duties to both the Portfolio and the Underlying Portfolios of the Trust.

IN ADDITION, BECAUSE THE PORTFOLIO INVESTS IN THE UNDERLYING FUNDS, IT WILL INDIRECTLY BEAR FEES AND EXPENSES CHARGED BY THOSE PORTFOLIOS IN ADDITION TO THE PORTFOLIO'S DIRECT FEES AND EXPENSES.


The value of your investment in the Portfolio may be affected by one or more of the following indirect risks of the Underlying Portfolios, which are described in detail starting on page 77, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:


  .  Market risk

  .  Investment style risk

  .  Market capitalization risk

  .  Foreign investment risk

  .  Credit risk

  .  Interest rate risk

  .  High yield debt security risk

An Underlying Portfolio's investments in derivatives can significantly increase the Portfolio's exposure to market risk or credit risk of the counterparty. Derivatives can also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the relevant assets, rates and indices.

A merger or other restructuring, or a tender or exchange offer, proposed or pending at the time the Underlying Portfolio invests in risk arbitrage securities may not be completed on the terms or within the time frame contemplated, resulting in losses to the Underlying Portfolio. Debt obligations of distressed companies typically are unrated, lower-rated, in default or close to default. Also, securities of distressed companies are generally more likely to become worthless than the securities of more financially stable companies.

In addition, investments in emerging markets include all of the risks of investments in foreign securities and are subject to severe price declines. The economic and political structures of developing nations, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity. Such countries may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners and economies based on only a few industries. For these reasons, all of the risks of investing in foreign securities are heightened by investing in emerging markets countries. The markets of developing countries have been more volatile than the markets of developed countries with more mature economies. These markets often have provided significantly higher or lower rates of return than developed markets, and significantly greater risks, to investors.

PAST PERFORMANCE:

As of the date of this Prospectus, the Portfolio had not commenced operations. No performance information is currently available.

FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are estimated for the year ended December 31, 2008 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts but do reflect the fees and expenses of the Underlying Portfolios. If such expenses were reflected in the Example, the expense amounts indicated would be higher. See the Contract prospectus for a description of those fees, expenses and charges.


 PORTFOLIO MANAGEMENT:


..  Met Investors Advisory, LLC see page 93

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)


                                          Class A Class B
---------------------------------------------------------
Management Fee                             0.05%   0.05%
---------------------------------------------------------
12b-1 Fees                                 None    0.25%
---------------------------------------------------------
Other Expenses                             0.15%   0.15%
---------------------------------------------------------
Acquired Fund Fees and Expenses*           0.87%   0.87%
---------------------------------------------------------
Total Annual Portfolio Operating Expenses
 and Acquired Fund Fees and Expenses
 Before Expense Waiver                     1.07%   1.32%
---------------------------------------------------------
Contractual Expense Waiver**               0.15%   0.15%
---------------------------------------------------------
Total Annual Portfolio Operating Expenses
 and Acquired Fund Fees and Expenses
 After Expense Waiver                      0.92%   1.17%
---------------------------------------------------------



         * As an investor in the Underlying Portfolios, the Portfolio will also will bear its pro-rata portion of the operating expenses of the Underlying Portfolios. The expenses of the Underlying Portfolios are based upon the weighted average of the estimated total operating expenses of the Underlying Portfolios after expense waivers allocated to the Underlying Portfolios for the year ended
           December 31, 2008.
        ** The Manager and the Trust have entered into an Expense Limitation
           Agreement whereby the total direct Annual Portfolio Operating Expenses for the Class A and Class B shares of the Portfolio will not exceed 0.05% and 0.30%, respectively, for the period ended
           April 30, 2009 and in any year in which the Agreement is in effect. Under certain circumstances, any fees waived or expenses reimbursed by the Manager may, with the approval of the Trust's Board of Trustees, be repaid to the Manager.

Investors may be able to realize lower aggregate expenses by investing directly in the Underlying Portfolios instead of the Portfolio. An investor who chooses to invest directly in the Underlying Portfolios would not, however, receive the asset allocation services provided by the Manager.


EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same and that all expense limitations of the Portfolio and the Underlying Portfolios remain in effect only for the period ended April 30, 2009. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES


        Class A  Class B
-------------------------
1 Year  $     94 $    120
-------------------------
3 Years $    390 $    453
-------------------------

                    HARRIS OAKMARK INTERNATIONAL PORTFOLIO

INVESTMENT OBJECTIVE:

Long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGY:


Under normal market conditions, the Portfolio invests primarily in common stocks of non-U.S. companies. The Portfolio may invest in mature markets (examples are Japan, Canada, and the United Kingdom) and in less developed markets (examples are Mexico, Brazil, and Korea). Ordinarily, the Portfolio will invest in the securities of at least five countries outside the U.S. There are no geographic limits on the Portfolio's foreign investments, but the Portfolio does not expect to invest more than 35% of its assets in securities of companies based in emerging markets. The Portfolio may invest in the equity securities of companies of any market capitalization.

The Portfolio's Adviser uses a value investment style in selecting equity securities for the Portfolio. The Adviser believes that over time, a company's stock price converges with its true business value. By "true business value" the Adviser means its estimate of the price that is determined by the cash it generates. The Adviser believes that investing in equity securities priced significantly below what is believed to be the true business value presents the best opportunity to achieve the Portfolio's investment objective. The Adviser uses this value philosophy to identify companies that it believes have discounted stock prices compared to the companies' true business values


PRIMARY RISKS:


The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail starting on page 77, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:


  .  Market risk

  .  Foreign investment risk

  .  Market capitalization risk

  .  Investment style risk

In addition, investments in emerging markets include all of the risks of investments in foreign securities and are subject to severe price declines. The economic and political structures of developing nations, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity. Such countries may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners and economies based on only a few industries. For these reasons, all of the risks of investing in foreign securities are heightened by investing in emerging market countries. The markets of developing countries have been more volatile than the markets of developed countries with more mature economies. These markets often have provided significantly higher or lower rates of return than developed markets, and significantly greater risks, to investors.

 PORTFOLIO MANAGEMENT:


..  Harris Associates L.P. see page 102

..  For financial highlights see page 124





PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.




The bar chart below shows you the performance of the Portfolio's Class B shares, the Portfolio's oldest class, for each full calendar year since its inception and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart. Effective January 1, 2003, Harris Associates L.P. became the Portfolio's Adviser. Investment performance information prior to that date is attributable to the Portfolio's former investment adviser.

Year-by-Year Total Return as of 12/31 of Each Year

                                     [CHART]

  02       03      04      05       06      07
------   ------  ------  ------   ------  ------
-18.09%  34.96%  20.52%  14.24%   28.85%  -1.12%



High Quarter:   2nd - 2003      +24.90%
Low Quarter:    3rd - 2002      -16.81%

The table below compares the Portfolio's Class A, Class B and Class E shares' average annual compounded total returns for the 1- and 5-year periods and from inception through 12/31/07 with the Morgan Stanley Capital International Europe, Australia and Far East ("MSCI EAFE" Index), a widely recognized unmanaged index which is an aggregate of 15 individual country indices that collectively represent many of the major markets of the world. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.



   Average Annual Total Return as of 12/31/07
-------------------------------------------------
                                Since   Inception
                1 Year 5 Year Inception   Date
--------------- ------ ------ --------- ---------
Class A         -0.86% 19.12%   12.02%    1/2/02
Class B         -1.12% 18.81%   12.88%   10/9/01
Class E         -1.00% 18.94%   12.57%    4/1/02
MSCI EAFE Index 11.63% 22.08%   15.39%*
* Index performance is from 10/1/01.

FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2007 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)



                                          Class A Class B Class E
-----------------------------------------------------------------
Management Fee                             0.77%   0.77%   0.77%
-----------------------------------------------------------------
12b-1 Fees                                 None    0.25%   0.15%
-----------------------------------------------------------------
Other Expenses                             0.09%   0.08%   0.08%
-----------------------------------------------------------------
Total Annual Portfolio Operating Expenses  0.86%   1.10%   1.00%
-----------------------------------------------------------------



EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES



         Class A  Class B  Class E
-----------------------------------
1 Year   $     88 $    113 $    103
-----------------------------------
3 Years  $    275 $    352 $    320
-----------------------------------
5 Years  $    479 $    609 $    555
-----------------------------------
10 Years $  1,064 $  1,346 $  1,229
-----------------------------------

                             JANUS FORTY PORTFOLIO

INVESTMENT OBJECTIVE:

Capital appreciation.

PRINCIPAL INVESTMENT STRATEGY:


The Portfolio normally invests in a core group of 20-40 common stocks selected for their growth potential. The Portfolio may invest in companies of any size, from larger, well-established companies to smaller, emerging growth companies. The Adviser selects stocks primarily through a company analysis, with a focus on identifying prospective capital growth. The Adviser uses a bottom up approach to evaluate stocks and looks at companies one at a time to determine if a company is an attractive investment opportunity and consistent with the Portfolio's investment policies. The Portfolio is non-diversified which means that it can invest a greater portion of its assets in a small number of issuers.

The Portfolio may invest a significant portion of its assets in stocks selected for their growth potential. The Portfolio may also invest without limit in foreign securities and up to 35% of its assets in debt securities including bonds rated below investment grade ("junk bonds").


PRIMARY RISKS:


The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail starting on page 77, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate.


  .  Market risk

  .  Interest rate risk

  .  Credit risk

  .  High yield debt security risk

  .  Foreign investment risk

  .  Market capitalization risk

  .  Investment style risk

Because the Portfolio may invest its assets in a small number of issuers, the Portfolio is more susceptible to any single economic, political or regulatory event affecting those issuers than is a diversified portfolio.

PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

The performance shown below is the performance of the Portfolio's Class A shares, the Portfolio's oldest Class. The historical performance shown for the Portfolio's Class A shares prior to May 1, 2006 is the performance of the Portfolio's predecessor fund managed by the Adviser using the same investment objective and strategy as the Portfolio. The assets of the Capital Appreciation Fund were transferred to the Portfolio on May 1, 2006.

The bar chart below shows you the performance of the Portfolio's Class A shares for the last ten calendar years and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart.


               Year-by-Year Total Return as of 12/31 of Each Year

                                    [CHART]

  1998    1999     2000    2001    2002   2003    2004    2005    2006   2007
------  ------  ------  -------  -------  -------  ------ ------ ------ ------
61.63%  53.52%  -21.88%  -26.09%  -25.09%  24.91% 19.53% 18.19%   3.08% 30.46%

High Quarter 4th - 1999 +34.85%
Low Quarter: 1st - 2001 -20.81%


The table below compares the Portfolio's Class A, Class B and Class E shares' average annual compounded total returns for the 1-, 5- and 10-year periods and from inception through 12/31/07, as applicable, with the S&P 500 Index, a widely recognized unmanaged index that measures the stock performance of 500 large- and medium-sized companies and is often used to indicate the performance of the overall stock market and the Russell 1000 Growth Index, an unmanaged index that measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.



         Average Annual Total Return as of 12/31/07
-------------------------------------------------------------
                                            Since   Inception
                    1 Year 5 Year 10 Year Inception   Date
------------------- ------ ------ ------- --------- ---------
Class A             30.46% 18.87%  9.80%       --         --
Class B                --     --     --     22.21%   4/28/07
Class E                --     --     --     22.30%   4/28/07
S&P 500 Index        5.49% 12.83%  5.91%       --
Russell 1000 Growth
 Index              11.81% 12.10%  3.83%       --




 PORTFOLIO MANAGEMENT:


..  Janus Capital Management LLC see page 102

..  For financial highlights see page 127

FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2007 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)



                                          Class A Class B Class E
-----------------------------------------------------------------
Management Fee                             0.65%   0.65%   0.65%
-----------------------------------------------------------------
12b-1 Fees                                 None    0.25%   0.15%
-----------------------------------------------------------------
Other Expenses                             0.05%   0.06%   0.06%
-----------------------------------------------------------------
Total Annual Portfolio Operating Expenses  0.70%   0.96%   0.86%
-----------------------------------------------------------------



EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES



         Class A  Class B  Class E
-----------------------------------
1 Year   $     72 $     98 $     88
-----------------------------------
3 Years  $    225 $    307 $    275
-----------------------------------
5 Years  $    391 $    533 $    479
-----------------------------------
10 Years $    873 $  1,182 $  1,064
-----------------------------------

                           LAZARD MID CAP PORTFOLIO


INVESTMENT OBJECTIVE:

Long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGY:


The Portfolio seeks to meet its objective by investing, normally, at least 80% of its net assets in equity securities, including convertible securities, of mid-cap companies. In complying with this 80% investment requirement, the Portfolio's investments may include synthetic instruments. Synthetic instruments are investments that have economic characteristics similar to the Portfolio's direct investments, and may include warrants, futures, options, exchange-traded funds and American Depositary Receipts. The Portfolio considers a company to be a mid-cap company if it has a market capitalization, at the time of purchase, within the range of the largest and smallest capitalized companies included in the Russell Midcap Index during the most recent 11-month period (based on month-end data) plus the most recent data during the current month.

The Portfolio may invest up to 20% of its net assets in equity securities of companies in other market capitalization ranges and in investment grade debt securities. The Portfolio may also invest up to 25% of its total assets in foreign securities. For risk management purposes, the Portfolio may hold a portion of its assets in cash or cash equivalents, including money market instruments.

In selecting investments, the portfolio managers seek to identify those companies that are, in their view, undervalued relative to current or projected earnings, or the current market value of assets owned by the company. The primary emphasis of the portfolio managers' search for undervalued equity securities is in four categories: (1) out-of-favor cyclical growth companies;
(2) established growth companies that are undervalued compared to historical relative valuation parameters; (3) companies where there is early but tangible evidence of improving prospects which are not yet reflected in the value of the companies' equity securities; and (4) companies whose equity securities are selling at prices that do not yet reflect the current market value of their assets.


PRIMARY RISKS:


The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail starting on page 77, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:


  .  Market risk

  .  Foreign investment risk

  .  Market capitalization risk

  .  Investment style risk

The Portfolio's investments in derivatives can significantly increase the Portfolio's exposure to market risk or credit risk of the counterparty. Derivatives can also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the relevant assets, rates and indices.

 PORTFOLIO MANAGEMENT:


..  Lazard Asset Management LLC see page 102

..  For financial highlights see page 130



PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.




The bar chart below shows you the performance of the Portfolio's Class B shares, the Portfolio's oldest Class, for each full calendar year since its inception and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart. Effective December 19, 2005, Lazard Asset Management LLC became the Portfolio's Adviser. Investment performance information prior to that date is attributable to the Portfolio's former investment adviser.

               Year-by-Year Total Return as of 12/31 of Each Year

                                    [CHART]

                    02       03      04      05      06      07
                  -------  ------  ------  ------  ------  ------
                  -10.82%  26.03%  14.32%   8.06%  14.67%  -2.71%

                      High Quarter: 2nd - 2003 +15.66%
                      Low Quarter:  3rd - 2002 -14.33%



The table below compares the Portfolio's Class A, Class B and Class E shares' average annual compounded total returns for the 1- and 5-year periods and from inception through 12/31/07 with the Russell Midcap Index. The Russell Midcap Index measures the performance of the 800 companies in the Russell 1000 Index with the lowest market capitalization. These companies are considered representative of medium-sized companies. The median market capitalization was approximately $3.99 billion as of January 31, 2008. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.



   Average Annual Total Return as of 12/31/07
-------------------------------------------------------
                                       Since   Inception
                  1 Year   5 Years   Inception   Date
 --------------   -------- --------- --------- ---------
Class A           -2.47%    11.96%      7.91%    1/2/02
Class B           -2.71%    11.72%      9.01%   10/9/01
Class E           -2.64%    11.82%      7.09%    4/1/02
Russell Midcap
 Index             5.60%    18.21%     14.00%*
* Index performance is from 10/1/01.

For information on Lazard Asset Management LLC's prior performance with a comparable fund, see page 103.

FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2007 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)



                                           Class A Class B Class E
------------------------------------------ ------- ------- -------
Management Fee                              0.69%   0.69%   0.69%
------------------------------------------------------------------
12b-1 Fees                                  None    0.25%   0.15%
------------------------------------------------------------------
Other Expenses                              0.07%   0.06%   0.06%
------------------------------------------------------------------
Total Annual Portfolio Operating Expenses*  0.76%   1.00%   0.90%
------------------------------------------------------------------



        * The Manager and the Trust have entered into an Expense Limitation Agreement whereby the total Annual Portfolio Operating Expenses for the Class A, Class B and Class E shares of the Portfolio will not exceed 0.80%, 1.05% and 0.95%, respectively, for the period ended April 30, 2009 and in any year in which the Agreement is in effect. Under certain circumstances, any fees waived or expenses reimbursed by the Manager may, with the approval of the Trust's Board of Trustees, be repaid to the Manager.

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same and that all expense limitations remain in effect only for the period ended April 30, 2009. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES



         Class A  Class B  Class E
-----------------------------------
1 Year   $     78 $    103 $     92
-----------------------------------
3 Years  $    244 $    320 $    288
-----------------------------------
5 Years  $    424 $    555 $    500
-----------------------------------
10 Years $    945 $  1,229 $  1,112
-----------------------------------

                LEGG MASON PARTNERS AGGRESSIVE GROWTH PORTFOLIO

INVESTMENT OBJECTIVE:

Capital appreciation.

PRINCIPAL INVESTMENT STRATEGY:


The Portfolio invests primarily in common stocks that the Adviser believes are experiencing, or will experience, growth in earnings that exceeds the average rate of earnings growth of companies which comprise the S&P 500 Index. The Portfolio may invest in the securities of large, well-known companies that offer prospects of long-term earnings growth. However, because higher earnings growth rates are often achieved by small-to medium-sized companies, a significant portion of the Portfolio's assets may be invested in the securities of such companies.

The Adviser emphasizes individual security selection while diversifying the Portfolio's investments across industries, which may help to reduce risk. The Adviser focuses primarily, but not exclusively, on emerging growth companies that have passed their "start up" phase and show positive earnings and the prospect of achieving significant profit gains beginning in the two to three years after the Portfolio acquires their stocks. When evaluating an individual stock, the Adviser considers whether the company may benefit from:

  .  New technologies, products or services

  .  New cost reducing measures

  .  Changes in management

  .  Favorable changes in government regulations

The Portfolio is classified as a "non-diversified" company under the Investment Company Act of 1940, as amended, which means that it may invest in a smaller number of companies than many other funds. Although the Portfolio is classified as non-diversified, the Portfolio is managed as a diversified Portfolio by the Adviser.


PRIMARY RISKS:


The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail starting on page 77, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:


  .  Market risk

  .  Market capitalization risk

  .  Investment style risk

Because the Portfolio may invest its assets in a small number of issuers, the Portfolio is more susceptible to any single economic, political or regulatory event affecting those issuers than is a diversified portfolio.

PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.




The bar chart below shows you the performance of the Portfolio's Class B shares, the Portfolio's oldest Class, for each full calendar year since its inception and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart. Effective October 1, 2006, ClearBridge Advisors, LLC became the Portfolio's Adviser. Investment performance prior to that date is attributable to the Portfolio's former investment adviser.

               Year-By-Year Total Return as of 12/31 of Each Year

                                     [CHART]

        02          03          04          05           06          07
       ----        ----        ----        ----         ----        ----
     -27.83%      30.90%       8.44%       13.58%      -1.74%       2.27%

       High Quarter:                 2nd - 2003                 +12.90%
       Low Quarter:                  3rd - 2002                 -16.13%


The table below compares the Portfolio's Class A, Class B and Class E shares' average annual compounded total returns for the 1- and 5-year periods and from inception through 12/31/07, as applicable, with the Russell 3000 Growth Index, an unmanaged index that measures the performance of those Russell 3000 companies with higher price to book ratios and higher forecasted growth values. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.



   Average Annual Total Return as of 12/31/07
------------------------------------------------
                               Since   Inception
              1 Year 5 Years Inception   Date
------------- ------ ------- --------- ---------
Class A        2.60%  10.36%    2.83%    1/2/02
Class B        2.27%  10.13%   -2.08%   2/12/01
Class E        2.32%     --     9.56%   4/17/03
Russell 3000
 Growth Index 11.40%  12.42%   -0.43%*
* Index performance is from 1/31/01.



 PORTFOLIO MANAGEMENT:


..  ClearBridge Advisors, LLC see page 101

..  For financial highlights see page 133

For information on ClearBridge Advisors, LLC's prior performance with a comparable fund see page 101.

FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2007 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE

Annual Portfolio Operating Expenses, (expenses that are deducted from Portfolio assets)



                                          Class A Class B Class E
-----------------------------------------------------------------
Management Fee                             0.62%   0.62%   0.62%
-----------------------------------------------------------------
12b-1 Fees                                 None    0.25%   0.15%
-----------------------------------------------------------------
Other Expenses                             0.05%   0.05%   0.05%
-----------------------------------------------------------------
Total Annual Portfolio Operating Expenses  0.67%   0.92%   0.82%
-----------------------------------------------------------------



EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES



         Class A  Class B  Class E
-----------------------------------
1 Year   $     69 $     94 $     84
-----------------------------------
3 Years  $    215 $    295 $    263
-----------------------------------
5 Years  $    374 $    511 $    457
-----------------------------------
10 Years $    837 $  1,135 $  1,017
-----------------------------------

                       LEGG MASON VALUE EQUITY PORTFOLIO

INVESTMENT OBJECTIVE:

Long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGY:


The Portfolio normally invests at least 80% of its net assets in equity securities that the Adviser believes offer the potential for capital growth. The Portfolio primarily invests in common stocks and may also invest in other types of equity securities. The Portfolio may invest in U.S. issuers and up to 25% of its total assets in foreign issuers. The Portfolio generally invests in companies with market capitalizations greater than $5 billion, but may invest in companies of any size.

The Adviser follows a value discipline in selecting securities, and therefore seeks to purchase securities at large discounts to the Adviser's assessment of their intrinsic value. Intrinsic value, according to the Adviser, is the value of the company measured, to different extents depending on the type of company, on factors such as, but not limited to, the discounted value of its projected future free cash flows, the company's ability to earn returns on capital in excess of its cost of capital, private market values of similar companies and the costs to replicate the business. The Adviser may also consider qualitative factors, such as an assessment of the company's products, competitive positioning, strategy, industry economics and dynamics and regulatory frameworks. Securities may be undervalued due to, among other things, uncertainty arising from the limited availability of accurate information, economic growth and change, changes in competitive conditions, technological change, investor overreaction to negative news or events, and changes in government policy or geopolitical dynamics.

The Adviser takes a long-term approach to investing, generally characterized by long holding periods and low portfolio turnover.

The Portfolio may invest up to 20% of its total assets in long-term debt securities of companies with similar characteristics to those listed above.

The Portfolio is classified as a "non-diversified" company under the Investment Company Act of 1940, as amended, which means that it may invest in a smaller number of companies than many other funds. Under normal circumstances, the Adviser expects to invest in 30 to 60 companies.


PRIMARY RISKS:


The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail starting on page 77, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:


  .  Market risk

  .  Investment style risk

  .  Interest rate risk

 PORTFOLIO'S MANAGEMENT:


..  Legg Mason Capital Management, Inc. see page 104

..  For financial highlights see page 136


  .  Credit risk

  .  Market capitalization risk

  .  Foreign investment risk

In addition, investments in emerging markets include all of the risks of investments in foreign securities and are subject to severe price declines. The economic and political structures of developing nations, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity. Such countries may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners and economies based on only a few industries. For these reasons, all of the risks of investing in foreign securities are heightened by investing in emerging markets countries. The markets of developing countries have been more volatile than the markets of developed countries with more mature economies. These markets often have provided significantly higher or lower rates of return than developed markets, and significantly greater risks, to investors.

Furthermore, because the Portfolio may invest its assets in a small number of issuers, the Portfolio is more susceptible to any single economic, political or regulatory event affecting those issuers than is a diversified portfolio.

PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.




The bar chart below shows you the performance of the Portfolio's Class B shares for each full calendar year since its inception and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart.

                Year-by-Year Total Return as of 12/31 of Each Year

                                    [CHART]

                                06          07
                              ------      ------
                               6.58%      -5.91%

                        High Quarter: 4th - 2006    +9.88%
                        Low Quarter:  4th - 2007    -8.81%

The table below compares the Portfolio's Class A, Class B and Class E shares' average annual compounded total returns for the 1-year period and from inception through 12/31/07 with the S&P 500 Index, a widely recognized unmanaged index that measures the stock performance of 500 large-and medium-sized companies and is often used to indicate the performance of the overall stock market. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.



Average Annual Total Return as of 12/31/07
----------------------------------------
                         Since   Inception
                1 Year Inception   Date
-------------   ------ --------- ---------
Class A         -5.72%    3.29%   11/1/05
Class B         -5.91%    3.09%   11/1/05
Class E         -5.81%    0.88%    5/1/06
S&P 500 Index    5.49%   11.59%*
* Index performance is from 10/31/05.



For information on Legg Mason Capital Management, Inc.'s prior performance with a comparable fund, see page 104.

FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2007 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)



                                          Class A Class B Class E
-----------------------------------------------------------------
Management Fee                              0.63%   0.63%   0.63%
-----------------------------------------------------------------
12b-1 Fees                                   None   0.25%   0.15%
-----------------------------------------------------------------
Other Expenses                              0.04%   0.04%   0.04%
-----------------------------------------------------------------
Total Annual Portfolio Operating Expenses   0.67%   0.92%   0.82%
-----------------------------------------------------------------



EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES



         Class A  Class B  Class E
-----------------------------------
1 Year   $     69 $     94 $     84
-----------------------------------
3 Years  $    215 $    295 $    263
-----------------------------------
5 Years  $    374 $    511 $    457
-----------------------------------
10 Years $    837 $  1,135 $  1,017
-----------------------------------

                     LORD ABBETT BOND DEBENTURE PORTFOLIO

INVESTMENT OBJECTIVE:

High current income and the opportunity for capital appreciation to produce a high total return.


PRINCIPAL INVESTMENT STRATEGY:

To pursue its goal, the Portfolio, under normal circumstances, will invest at least 80% of its net assets, in bonds, debentures and other fixed income securities. The Portfolio allocates its assets principally among fixed income securities in four market sectors: U.S. investment grade securities, U.S. high yield securities, foreign securities (including emerging market securities) and convertible securities. These securities may include: all types of bonds, debentures, mortgage-related and other asset-backed securities, high-yield and investment grade debt securities, U.S. Government securities, equity-related securities such as convertibles and debt securities with warrants and emerging market debt securities. Under normal circumstances, the Portfolio invests in each of the four sectors described above. However, the Portfolio may invest substantially all of its assets in any one sector at any time, subject to the limitation that at least 20% of the Portfolio's net assets must be invested in any combination of investment grade debt securities, U.S. Government securities and cash equivalents. The Portfolio may invest up to 15% of its assets in credit default swaps. The Portfolio may invest up to 20% of its net assets in equity securities, including common stocks, preferred stocks, convertible preferred stocks, warrants and similar instruments. The Portfolio may invest up to 20% of its net assets in foreign securities.

The Adviser will actively manage the Portfolio and seek unusual values, particularly in lower-rated debt securities, some of which are convertible into common stocks or have warrants attached to purchase common stocks. In selecting lower-rated bonds for investment, the Adviser does not rely upon ratings, which evaluate only the safety of principal and interest, not market value risk, and which, furthermore, may not accurately reflect an issuer's current financial condition. The Portfolio does not have any minimum rating criteria for its investments in bonds and some issuers may default as to principal and/or interest payments subsequent to the purchase of their securities. Through portfolio diversification, good credit analysis and attention to current developments and trends in interest rates and economic conditions, the Adviser believes that investment risk may be reduced, although there is no assurance that losses will not occur.

The Portfolio normally invests in long-term debt securities when the Adviser believes that interest rates in the long run will decline and prices of such securities generally will be high. When the Adviser believes that long-term interest rates will rise, it may shift the Portfolio into short-term debt. Under normal circumstances, the average duration of the Portfolio's debt securities will be between 3 and 7 years with an average maturity of 5 to 12 years.

Capital appreciation may be obtained by investing in:

  .  debt securities when the trend of interest rates is expected to be down

  . convertible debt securities or debt securities with warrants attached entitling the holder to purchase common stock

  . debt securities of issuers in financial difficulties when, in the view of the Adviser, the problems giving rise to such difficulties can be successfully resolved, with a consequent improvement in the credit standing of the issuers (such investments involve corresponding risks that interest and principal payments may not be made if such difficulties are not resolved)

  .  equity securities

The Portfolio may invest up to 20% of its net assets, at market value, in debt and equity securities primarily traded in foreign countries.

The Portfolio may hold or sell any property or securities which it may obtain through the exercise of conversion rights or warrants or as a result of any reorganization, recapitalization or liquidation proceedings for any issuer of securities owned by it. In no event will the Portfolio voluntarily purchase any securities other than debt securities, if, at the time of such purchase or acquisition, the value of the property and securities, other than debt securities, in the Portfolio is greater than 20% of the value of its net assets.


PRIMARY RISKS:


The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail starting on page 77, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:


  .  Market risk

  .  Interest rate risk

  .  Credit risk

  .  High yield debt security risk

  .  Foreign investment risk

  .  Market capitalization risk

  .  Investment style risk

The use of credit default transactions is a highly specialized activity that involves investment techniques and risks that are different from those associated with ordinary portfolio securities transactions. If the Adviser is incorrect in its forecasts of the interest rates, currency exchange rates or market values or its assessments of the credit risks, relevant to these transactions that it enters, the investment performance of the Portfolio may be less favorable than it would have been if the Portfolio had not entered into them.

Because these arrangements are bi-lateral agreements between the Portfolio and its counterparty, each party is exposed to the risk of default by the other. In addition, they may involve a small investment of cash compared to the risk assumed with the result that small changes may produce disproportionate and substantial gains or losses to the Portfolio. However, the Portfolio's obligations under swap agreements generally are collateralized by cash or government securities based on the amount by which the value of the payments that the Portfolio is required to pay exceed the value of the payments that its counterparty is required to make. The

Portfolio segregates liquid assets equal to any difference between that excess and the amount of collateral that they are required to provide. Conversely, the Portfolio requires their counterparties to provide collateral on a comparable basis except in those instances in which the Adviser is satisfied with the claims paying ability of the counterparty without such collateral.

PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.




The performance shown below for the period February 12, 2001 through December 31, 2007 is the performance of the Portfolio's Class A shares, the Portfolio's oldest Class. The historical performance shown for the Portfolio's Class A shares prior to February 12, 2001 is the performance of the Portfolio's predecessor fund (Bond Debenture Portfolio, a series of Cova Series Trust, which commenced operations on May 1, 1996) managed by the Adviser using the same investment objective and strategy as the Portfolio. The assets of the predecessor fund were transferred to the Portfolio on February 12, 2001.

The bar chart below shows you the performance of the Portfolio's Class A shares for the last ten calendar years and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart.

               Year-by-Year Total Return as of 12/31 of Each Year

                                    [CHART]


  98      99      00      01      02      03      04     05     06      07
------  ------  ------  ------  ------  ------  ------  -----  -----  ------
6.26%   3.40%   0.87%   3.76%   -0.39%  19.52%   8.43%  1.81%  9.35%   6.85%

High Quarter:   2nd - 2003    +7.25%
Low Quarter:    3rd - 1998    -4.31%


The table below compares the Portfolio's Class A, Class B and Class E shares' average annual compounded total returns for the 1-, 5- and 10-year periods through 12/31/07, as applicable, with the Credit Suisse First Boston High Yield Index, the Lehman Brothers Aggregate Bond Index, the Merrill Lynch High Yield Master II Constrained Index and a Hybrid Index. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.





 PORTFOLIO MANAGEMENT:


..  Lord, Abbett & Co. LLC see page 105

..  For financial highlights see page 139

The Credit Suisse First Boston High Yield Index is a market-weighted index that includes publicly traded bonds rated below BBB by S&P and Baa by Moody's. The Lehman Brothers Aggregate Bond Index is a widely recognized unmanaged index which is a broad measure of the taxable bonds in the U.S. market, with maturities of at least one year. The Merrill Lynch High Yield Master II Constrained Index is a market value-weighted index of all domestic and Yankee high-yield bonds, including deferred interest bonds and payment-in-kind securities. Issues included in the Index have maturities of one year or more and have a credit rating lower than BBB-/Baa3, but are not in default. The Hybrid Index consists of 60% Merrill Lynch High Yield Master II Constrained Index, 20% Lehman Brothers Aggregate Bond Index and 20% Merrill Lynch All Convertible Index. (The Merrill Lynch All Convertible Index is an unmanaged market-capitalization weighted index of domestic corporate convertible securities.)

Effective April 30, 2007, the Lehman Brothers Aggregate Bond Index replaced the Credit Suisse First Boston High Yield Index as the primary benchmark of the Portfolio and the Merrill Lynch High Yield Master II Constrained Index and the Hybrid Index became secondary benchmarks of the Portfolio.



             Average Annual Total Return as of 12/31/07
-------------------------------------------------------------------
                                               1 Year 5 Year 10 Year
---------------------------------------------- ------ ------ -------
Class A                                         6.85%  9.04%  5.85%
Class B                                         6.55%  8.75%    --
Class E                                         6.73%  8.87%    --
Credit Suisse First Boston High Yield Index     2.66% 10.97%  6.10%
Lehman Brothers Aggregate Bond Index            6.96%  4.42%  5.97%
Merrill Lynch High Yield Master II Constrained
 Index                                          2.19% 10.76%  5.51%
Hybrid Index                                    3.40%  9.39%  6.00%



FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2007 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)



                                          Class A Class B Class E
-----------------------------------------------------------------
Management Fee                             0.49%   0.49%   0.49%
-----------------------------------------------------------------
12b-1 Fees                                 None    0.25%   0.15%
-----------------------------------------------------------------
Other Expenses                             0.05%   0.04%   0.04%
-----------------------------------------------------------------
Total Annual Portfolio Operating Expenses  0.54%   0.78%   0.68%
-----------------------------------------------------------------

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES



         Class A  Class B  Class E
-----------------------------------
1 Year   $     55 $     80 $     70
-----------------------------------
3 Years  $    174 $    250 $    218
-----------------------------------
5 Years  $    302 $    435 $    380
-----------------------------------
10 Years $    678 $    969 $    849
-----------------------------------

                    MFS(R) RESEARCH INTERNATIONAL PORTFOLIO

INVESTMENT OBJECTIVE:

Capital appreciation.

PRINCIPAL INVESTMENT STRATEGY:


The Portfolio normally invests its assets primarily in foreign equity securities, including emerging market equity securities.

The Portfolio may invest a relatively high percentage of its assets in a single country, a small number of countries, or a particular geographic region.

In selecting investments for the Portfolio, the Portfolio's Adviser is not constrained to any particular investment style. The Portfolio's Adviser may invest the Portfolio's assets in the stocks of companies it believes to have above average earnings growth potential compared to other companies (growth companies), in the stocks of companies it believes are undervalued compared to their perceived worth (value companies), or in a combination of growth and value companies.

The Portfolio may invest in companies of any size.

A team of investment research analysts selects investments for the Portfolio. The Portfolio's Adviser allocates the Portfolio's assets to analysts by broad market sectors. The Adviser uses a bottom-up approach in buying and selling investments for the Portfolio.

Investments are selected primarily based on fundamental analysis of issuers and their potential in light of their current financial condition and industry position, and market, economic, political, and regulatory conditions. Factors considered may include analysis of earnings, cash flows, competitive position, and management ability. Quantitative analysis of these and other factors may also be considered.


PRIMARY RISKS:


The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail starting on page 77, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:


  .  Market risk

  .  Foreign investment risk

  .  Market capitalization risk

  .  Investment style risk


The Portfolio may invest a substantial amount of its assets in issuers located in a single country, a limited number of countries, or a particular geographic region. If the Portfolio focuses its investments in this manner, it assumes the risk that economic, political and social conditions in those countries or regions will have a significant impact on its investment performance.

In addition, investments in emerging markets include all of the risks of investments in foreign securities and are subject to severe price declines. The economic and political structures of developing nations, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity. Such countries may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners and economics based on only a few industries. For these reasons, all of the risks of investing in foreign securities are heightened by investing in emerging markets countries. The markets of developing countries have been more volatile than the markets of developed countries with more mature economies. These markets often have provided significantly higher or lower rates of return than developed markets, and significantly greater risks, to investors.

PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.




The bar chart below shows you the performance of the Portfolio's Class B shares, the Portfolio's oldest Class, for each full calendar year since its inception and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart.

               Year-by-Year Total Return as of 12/31 of Each Year

                                    [CHART]


   02     03       04      05       06       07
-------  ------  ------  ------   ------   ------
-11.80%  32.04%  19.56%  16.42%   26.56%   13.29%

High Quarter: 4th - 2003 +15.97%
Low Quarter:  3rd - 2002 -14.58%


The table below compares the Portfolio's Class A, Class B and Class E shares' average annual compounded total returns for the 1- and 5-year periods and from inception through 12/31/07 with the Morgan Stanley Capital International Europe, Australia and Far East ("MSCI EAFE") Index, a widely recognized unmanaged index which is an aggregate of 15 individual country indices that collectively represent many of the major markets of the world, and the MSCI ACWI (All Country World Index), a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging




 PORTFOLIO MANAGEMENT:


..  Massachusetts Financial Services Company see page 105

.. For financial highlights see page 142 markets. As of June 2007 the MSCI ACWI consisted of 48 country indices comprising 23 developed and 25 emerging market country indices. The developed market country indices included are: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States. The emerging market country indices included are: Argentina, Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Israel, Jordan, Korea, Malaysia, Mexico, Morocco, Pakistan, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand, and Turkey. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.



       Average Annual Total Return as of 12/31/07
---------------------------------------------------------
                                        Since   Inception
                       1 Year 5 Years Inception   Date
---------------------- ------ ------- --------- ---------
Class A                13.60%  21.65%   11.74%    5/1/01
Class B                13.29%  21.39%   10.37%   2/12/01
Class E                13.38%  21.49%   15.54%  10/31/01
MSCI EAFE Index        11.63%  22.08%    8.90%*
MSCI All Country World
 (Ex.-U.S.) Index      17.12%  24.52%   10.75%*
* Index performance is from 2/1/01.



FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2007 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)



                                          Class A Class B Class E
----------------------------------------- ------- ------- -------
Management Fee                             0.70%   0.70%   0.70%
-----------------------------------------------------------------
12b-1 Fees                                 None    0.25%   0.15%
-----------------------------------------------------------------
Other Expenses                             0.09%   0.09%   0.09%
-----------------------------------------------------------------
Total Annual Portfolio Operating Expenses  0.79%   1.04%   0.94%
-----------------------------------------------------------------



EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES



         Class A  Class B  Class E
-----------------------------------
1 Year   $     81 $    107 $     96
-----------------------------------
3 Years  $    253 $    333 $    301
-----------------------------------
5 Years  $    440 $    577 $    522
-----------------------------------
10 Years $    981 $  1,276 $  1,159
-----------------------------------

                  OPPENHEIMER CAPITAL APPRECIATION PORTFOLIO

INVESTMENT OBJECTIVE:

Capital appreciation.

PRINCIPAL INVESTMENT STRATEGY:


The Portfolio invests mainly in common stocks of "growth companies". These may be newer companies or established companies of any capitalization range that the Adviser believes may appreciate in value over the long term. The Portfolio currently focuses mainly on mid-cap and large-cap domestic companies. The Portfolio may also purchase the securities of foreign issuers.

In deciding what securities to buy or sell, the Portfolio's Adviser looks for growth companies that are believed to have reasonably priced stock in relation to overall stock market valuations. The Adviser focuses on factors that may vary in particular cases and over time in seeking broad diversification of the Portfolio's investments among industries and market sectors. Currently, the Adviser looks for:

  .  Companies with above-average growth potential

  .  Stocks with reasonable valuations relative to their growth potential

  .  Growth rates that the Adviser believes are sustainable over time


PRIMARY RISKS:


The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail starting on page 77, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:


  .  Market risk

  .  Foreign investment risk

  .  Market capitalization risk

  .  Investment style risk


In addition, investments in emerging markets include all of the risks of investments in foreign securities and are subject to severe price declines. The economic and political structures of developing nations, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity. Such countries may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners and economies based on only a few industries. For these reasons, all of the risks of investing in foreign securities are heightened by investing in emerging markets countries. The markets of developing countries have been more volatile than the markets of developed countries with more mature economies. These markets often have provided significantly higher or lower rates of return than developed markets, and significantly greater risks, to investors.

PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.




The bar chart below shows you the performance of the Portfolio's Class B shares, the Portfolio's oldest Class, for each full calendar year since its inception and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart.

Year-by-Year Total Return as of 12/31 of Each Year

                                    [CHART]

  02        03       04       05       06        07
-------   ------   ------   ------   ------    ------
-24.73%   28.53%    6.40%    4.71%    7.62%    14.29%

High Quarter: 2nd-2003  +14.54%
Low Quarter:  2nd-2002  -15.52%


The table below compares the Portfolio's Class A, Class B and Class E shares' average annual compounded total returns for the 1- and 5-year periods, as applicable, and from inception through 12/31/07 with the S&P 500 Index and the Russell 1000 Growth Index. The S&P 500 Index is a widely recognized unmanaged index that measures the stock performance of 500 large- and medium-sized companies and is often used to indicate the performance of the overall stock market. The Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.



     Average Annual Total Return as of 12/31/07
-----------------------------------------------------
                                    Since   Inception
                    1 Year 5 Year Inception   Date
------------------- ------ ------ --------- ---------
Class A             14.45% 12.22%    5.06%    1/2/02
Class B             14.29% 11.99%    1.88%   2/12/01
Class E             14.48%    --    12.08%    5/1/05
S&P 500 Index        5.49% 12.83%    2.82%*
Russell 1000 Growth
 Index              11.81% 12.10%   -0.73%*
* Index performance is from 2/1/01.




 PORTFOLIO MANAGEMENT:


..  OppenheimerFunds, Inc. see page 105

..  For financial highlights see page 145

FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2007 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)



                                                   Class A Class B Class E
     ---------------------------------------------------------------------
     Management Fee                                 0.58%   0.58%   0.58%
     ---------------------------------------------------------------------
     12b-1 Fees                                     None    0.25%   0.15%
     ---------------------------------------------------------------------
     Other Expenses                                 0.04%   0.06%   0.07%
     ---------------------------------------------------------------------
     Total Annual Portfolio Operating Expenses*     0.62%   0.89%   0.80%
     ---------------------------------------------------------------------



        * The Manager and the Trust have entered into an Expense Limitation Agreement whereby the total Annual Portfolio Operating Expenses for the Class A, B and E shares of the Portfolio will not exceed 0.75%, 1.00% and 0.90%, respectively, for the period ended April 30, 2009 and in any year in which the Agreement is in effect. Under certain circumstances, any fees waived or expenses reimbursed by the Manager may, with the approval of the Trust's Board of Trustees, be repaid to the Manager.

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same and that all expense limitations remain in effect only for the period ended April 30, 2009. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES



                                        Class A  Class B  Class E
              ----------------------------------------------------
              1 Year                    $     64 $     91 $     82
              ----------------------------------------------------
              3 Years                   $    199 $    285 $    256
              ----------------------------------------------------
              5 Years                   $    347 $    495 $    446
              ----------------------------------------------------
              10 Years                  $    776 $  1,100 $    993
              ----------------------------------------------------

                   PIMCO INFLATION PROTECTED BOND PORTFOLIO

INVESTMENT OBJECTIVE:

Maximum real return, consistent with preservation of capital and prudent investment management.

PRINCIPAL INVESTMENT STRATEGY:


The Portfolio seeks to achieve its investment objective by investing under normal circumstances at least 80% of its net assets in inflation-indexed bonds of varying maturities issued by the U.S. and non-U.S. governments, their agencies or instrumentalities, and corporations (either through cash market purchases, forward commitments or derivative instruments). Inflation-indexed bonds are fixed income securities that are structured to provide protection against inflation. The value of the bond's principal or the interest income paid on the bond is adjusted to track changes in an official inflation measure. Inflation-indexed bonds issued by a foreign government are generally adjusted to reflect a comparable inflation index, calculated by that government. The average portfolio duration of the Portfolio normally will vary within (plus or minus) three years of the duration of the Lehman Brothers Global Real: U.S. TIPS Bond Index.

Principal investments may include inflation-indexed bonds and other fixed income securities issued by the U.S. government or its subdivisions, agencies or government-sponsored enterprises, non-U.S. governments or their subdivisions, agencies or government-sponsored enterprises, and U.S. and foreign companies including mortgage-related securities, stripped mortgage-related securities; corporate bonds and notes; asset-backed securities; money market instruments; structured notes such as hybrid or "indexed" securities and event-linked bonds; loan participations and assignments; delayed funding loans; revolving credit facilities; debt securities issued by states or local governments and their agencies, authorities and other government-sponsored enterprises; and obligations of international agencies or supranational entities. The Portfolio also may invest up to 30% of its total assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar denominated securities of foreign issuers. The Portfolio may invest up to 10% of its total assets in securities and instruments that are economically tied to emerging market countries. Foreign currency exposure (from non-U.S. dollar denominated securities or currencies) normally will be limited to 20% of the Portfolio's total assets.

The Portfolio may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities. The Portfolio may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques such (such as buy backs or dollar rolls). In addition, the Portfolio may engage in forward commitments, when issued and delayed delivery securities transactions.


PRIMARY RISKS:


The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail starting on page 77, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:


  .  Market risk

  .  Interest rate risk

  .  Credit risk

  .  Foreign investment risk

  .  High yield debt security risk

Mortgage-related securities may be issued or guaranteed by the U.S. Government, its agencies or instrumentalities or may be issued by private issuers and as such are not guaranteed by the U.S. Government, its agencies or instrumentalities. Like other debt securities, changes in interest rates generally affect the value of a mortgage-backed security. Additionally, some mortgage-backed securities may be structured so that they may be particularly sensitive to interest rates.

Investments in mortgage-related securities are also subject to special risks of prepayment. Prepayment risk occurs when the issuer of a security can prepay the principal prior to the security's maturity. Securities subject to prepayment risk, including the collateralized mortgage-obligations and other mortgage-related securities that the Portfolio can buy, generally offer less potential for gains when prevailing interest rates decline, and have greater potential for loss when interest rates rise depending upon the coupon of the underlying securities. The impact of prepayments on the price of a security may be difficult to predict and may increase the volatility of the price. In addition, early repayment of mortgages underlying these securities may expose the Portfolio to a lower rate of return when it reinvests the principal. Further, the Portfolio may buy mortgage-related securities at a premium. Accelerated prepayments on those securities could cause the Portfolio to lose a portion of its principal investment represented by the premium the Portfolio paid.

If interest rates rise rapidly, prepayments may occur at slower rates than expected, which could have the effect of lengthening the expected maturity of a short- or medium-term security. That could cause its value to fluctuate more widely in response to changes in interest rates. In turn, this could cause the value of the Portfolio's shares to fluctuate more.

In addition, investments in emerging markets include all of the risks of investments in foreign securities and are subject to severe price declines. The economic and political structures of developing nations, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity. Such countries may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners and economies based on only a few industries. For these reasons, all of the risks of investing in foreign securities are heightened by investing in emerging markets countries. The markets of developing countries have been more volatile than the markets of developed countries with more mature economies. These markets often have provided significantly higher or lower rates of return than developed markets, and significantly greater risks, to investors.

Non-mortgage asset-backed securities are not issued or guaranteed by the U.S. Government or its agencies or government-sponsored entities. In the event of a failure of these securities or of mortgage-related securities issued by private issuers to pay interest or repay principal, the assets backing these securities such as automobiles or credit card receivables may be insufficient to support the payments on the securities.

The Portfolio's investments in derivatives can significantly increase the Portfolio's exposure to market risk or credit risk of the counterparty. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the relevant assets, rates and indices.



The use of credit default transactions is a highly specialized activity that involves investment techniques and risks that are different from those associated with ordinary portfolio securities transactions. If the Adviser is incorrect in its forecasts of the interest rates, currency exchange rates or market values or its assessments of the credit risks, relevant to these transactions that it enters, the investment performance of the Portfolio may be less favorable than it would have been if the Portfolio had not entered into them.

Because these arrangements are bi-lateral agreements between the Portfolio and its counterparty, each party is exposed to the risk of default by the other. In addition, they may involve a small investment of cash compared to the risk assumed with the result that small changes may produce disproportionate and substantial gains or losses to the Portfolio. However, the Portfolio's obligations under swap agreements generally are collateralized by cash or government securities based on the amount by which the value of the payments that the Portfolio is required to pay exceed the value of the payments that its counterparty is required to make. The Portfolio segregates liquid assets equal to any difference between that excess and the amount of collateral that they are required to provide. Conversely, the Portfolio requires their counterparties to provide collateral on a comparable basis except in those instances in which the Adviser is satisfied with the claims paying ability of the counterparty without such collateral.

PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

 PORTFOLIO MANAGEMENT:


..  Pacific Investment Management Company LLC see page 106

..  For financial highlights see page 148






The bar chart below shows you the performance of the Portfolio's Class B shares for each full calendar year since its inception and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart.

               Year-by-Year Total Return as of 12/31 of Each Year

                                    [CHART]

                       04        05        06       07
                      -----     -----    ------   -----
                      8.99%     1.39%     0.39%   10.80%

High Quarter:   1st - 2004    +5.93%
Low Quarter:    2nd - 2004    -3.03%


The table below compares the Portfolio's Class A, Class B and Class E shares' average annual compounded total returns for the 1-year period and from inception through 12/31/07 with the Lehman Brothers Global Real: U.S. TIPS Bond Index, an unmanaged market index which is made up specifically of U.S. Treasury Inflation Linked Securities. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.



      Average Annual Total Return as of 12/31/07
-------------------------------------------------------
                                      Since   Inception
                             1 Year Inception   Date
---------------------------- ------ --------- ---------
Class A                      11.08%   5.94%    5/1/03
Class B                      10.80%   5.69%    5/1/03
Class E                      10.93%   7.49%    5/1/06
Lehman Brothers Global Real:
 U.S. TIPS Bond Index        11.63%   6.15%*
* Index performance is from 4/30/03.



FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2007 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)



                                          Class A Class B Class E
-----------------------------------------------------------------
Management Fee                             0.50%   0.50%   0.50%
-----------------------------------------------------------------
12b-1 Fees                                 None    0.25%   0.15%
-----------------------------------------------------------------
Other Expenses                             0.05%   0.05%   0.06%
-----------------------------------------------------------------
Total Annual Portfolio Operating Expenses  0.55%   0.80%   0.71%
-----------------------------------------------------------------



EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES



         Class A Class B Class E
--------------------------------
1 Year    $ 56    $ 82    $ 73
--------------------------------
3 Years   $177    $256    $228
--------------------------------
5 Years   $308    $446    $396
--------------------------------
10 Years  $691    $993    $885
--------------------------------

                         PIMCO TOTAL RETURN PORTFOLIO

INVESTMENT OBJECTIVE:

Maximum total return, consistent with the preservation of capital and prudent investment management.

PRINCIPAL INVESTMENT STRATEGY:


The Portfolio seeks to achieve its investment objective by investing under normal circumstances at least 65% of its net assets in a diversified portfolio of fixed income instruments of varying maturities. The average portfolio duration of the Portfolio normally varies within two years (plus or minus) of the duration of the Lehman Brothers Aggregate Bond Index.

Principal investments include fixed income securities issued by the U.S. government, its subdivisions, agencies or government-sponsored enterprises, or derivatives on them or related indices; mortgage related securities, including stripped mortgage-related securities; corporate bonds and notes and asset-backed securities; commercial paper and other money market instruments; and fixed income securities issued by foreign governments or their subdivisions, agencies and other government-sponsored enterprises and companies that are denominated in U.S. dollars or foreign currencies, some of which may be issued by governments in emerging market countries; other fixed income securities including structured notes such as hybrid or "indexed" securities and event-linked bonds; loan participations and assignments; delayed funding loans; revolving credit facilities; debt securities issued by states or local governments and their agencies, authorities and other government-sponsored enterprises; and obligations of international agencies or supranational entities. The Portfolio may invest up to 30% of its total assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. The Portfolio may invest up to 15% of its total assets in securities and instruments that are economically tied to emerging market countries. Foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) normally will be limited to 20% of the Portfolio's total assets.

The Portfolio may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage-or asset-backed securities. In addition, the Portfolio may engage in forward commitments, when-issued and delayed delivery securities transactions. The Portfolio may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The "total return" sought by the Portfolio consists of income earned on the Portfolio's investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security.


PRIMARY RISKS:


The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail starting on page 77, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:


  .  Market risk

  .  Interest rate risk

  .  Credit risk

  .  Foreign investment risk

  .  High yield debt security risk

Mortgage-related securities may be issued or guaranteed by the U.S. Government, its agencies or instrumentalities or may be issued by private issuers and as such are not guaranteed by the U.S. Government, its agencies or instrumentalities. Like other debt securities, changes in interest rates generally affect the value of a mortgage-backed security. Additionally, some mortgage-backed securities may be structured so that they may be particularly sensitive to interest rates.

Investments in mortgage-related securities are also subject to special risks of prepayment. Prepayment risk occurs when the issuer of a security can prepay the principal prior to the security's maturity. Securities subject to prepayment risk, including the collateralized mortgage obligations and other mortgage-related securities that the Portfolio can buy, generally offer less potential for gains when prevailing interest rates decline, and have greater potential for loss when interest rates rise depending upon the coupon of the underlying securities. The impact of prepayments on the price of a security may be difficult to predict and may increase the volatility of the price. In addition, early repayment of mortgages underlying these securities may expose the Portfolio to a lower rate of return when it reinvests the principal. Further, the Portfolio may buy mortgage-related securities at a premium. Accelerated prepayments on those securities could cause the Portfolio to lose a portion of its principal investment represented by the premium the Portfolio paid.

If interest rates rise rapidly, prepayments may occur at slower rates than expected, which could have the effect of lengthening the expected maturity of a short- or medium-term security. That could cause its value to fluctuate more widely in response to changes in interest rates. In turn, this could cause the value of the Portfolio's shares to fluctuate more.

Non-mortgage asset-backed securities are not issued or guaranteed by the U.S. Government or its agencies or government-sponsored entities. In the event of a failure of these securities or of mortgage-related securities issued by private issuers to pay interest or repay principal, the assets backing these securities such as automobiles or credit card receivables may be insufficient to support the payments on the securities.

In addition, investments in emerging markets include all of the risks of investments in foreign securities and are subject to severe price declines. The economic and political structures of developing nations, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity. Such countries may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners and economies based on only a few industries. For these reasons, all of the risks of investing in foreign securities are heightened by investing in emerging market countries. The markets of developing countries have been more volatile than the markets of developed countries with more mature economies. These markets often have provided significantly higher or lower rates of return than developed markets, and significantly greater risks, to investors.

The Portfolio's investments in derivatives can significantly increase the Portfolio's exposure to market risk or credit risk of the counterparty. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the relevant assets, rates and indices.

The use of credit default transactions is a highly specialized activity that involves investment techniques and risks that are different from those associated with ordinary portfolio securities transactions. If the Adviser is incorrect in its forecasts of the interest rates, currency exchange rates or market values or its assessments of the credit risks, relevant to these transactions that it enters, the investment performance of the Portfolio may be less favorable than it would have been if the Portfolio had not entered into them.

Because these arrangements are bi-lateral agreements between the Portfolio and its counterparty, each party is exposed to the risk of default by the other. In addition, they may involve a small investment of cash compared to the risk assumed with the result that small changes may produce disproportionate and substantial gains or losses to the Portfolio. However, the Portfolio's obligations under swap agreements generally are collateralized by cash or government securities based on the amount by which the value of the payments that the Portfolio is required to pay exceed the value of the payments that its counterparty is required to make. The Portfolio segregates liquid assets equal to any difference between that excess and the amount of collateral that they are required to provide. Conversely, the Portfolio requires their counterparties to provide collateral on a comparable basis except in those instances in which the Adviser is satisfied with the claims paying ability of the counterparty without such collateral.

PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

The bar chart below shows you the performance of the Portfolio's Class B shares, the Portfolio's oldest Class, for each full calendar year since its inception and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart.

               Year-by-Year Total Return as of 12/31 of Each Year

                                    [CHART]


  02      03     04     05      06     07
------  ------  -----  -----  -----  -----
 9.29%   4.31%  4.98%  2.25%  4.52%  7.56%

 High Quarter:   3rd - 2007    +4.15%
 Low Quarter:    2nd - 2004    -2.03%


The table below compares the Portfolio's Class A, Class B and Class E shares' average annual compounded total returns for the 1- and 5-year periods and from inception through 12/31/07 with the Lehman Brothers Aggregate Bond Index, a widely recognized unmanaged index which is a broad measure of the taxable bonds in the U.S. market, with maturities of at least one year. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.



        Average Annual Total Return as of 12/31/07
-----------------------------------------------------------
                                          Since   Inception
                          1 Year 5 Year Inception   Date
------------------------- ------ ------ --------- ---------
Class A                    7.85%  4.96%   6.15%     5/1/01
Class B                    7.56%  4.71%   5.73%    2/12/01
Class E                    7.63%  4.81%   5.10%   10/31/01
Lehman Brothers Aggregate
 Bond Index                6.96%  4.42%   5.63%*
* Index performance is from 1/31/01.



FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2007, as adjusted to assume that current contractual fees and expenses were in effect for all of 2007, and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.



 PORTFOLIO MANAGEMENT:


..  Pacific Investment Management Company LLC see page 106

..  For financial highlights see page 151

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)



                                          Class A Class B Class E
-----------------------------------------------------------------
Management Fee                             0.48%   0.48%   0.48%
-----------------------------------------------------------------
12b-1 Fees                                 None    0.25%   0.15%
-----------------------------------------------------------------
Other Expenses                             0.04%   0.04%   0.04%
-----------------------------------------------------------------
Total Annual Portfolio Operating Expenses  0.52%   0.77%   0.67%
-----------------------------------------------------------------



EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES



         Class A  Class B  Class E
-----------------------------------
1 Year   $     53 $     79 $     69
-----------------------------------
3 Years  $    167 $    247 $    215
-----------------------------------
5 Years  $    291 $    429 $    374
-----------------------------------
10 Years $    654 $    957 $    837
-----------------------------------

                           RCM TECHNOLOGY PORTFOLIO

INVESTMENT OBJECTIVE:

Capital appreciation; no consideration is given to income.

PRINCIPAL INVESTMENT STRATEGY:

The Portfolio seeks to achieve its investment objective by normally investing at least 80% of its assets in common stocks of companies which utilize new, creative or different, or "innovative," technologies to gain a strategic competitive advantage in their industry, as well as companies that provide and service those technologies. The Portfolio identifies its investment universe of technology-related companies primarily by reference to classifications made by independent firms, such as Standard & Poor's (for example, companies classified as "Information Technology" companies) and by identifying companies that derive a substantial portion of their revenues from the manufacture, sale, use and/or service of technological products or services. Although the Portfolio emphasizes companies which utilize technologies, it is not required to invest exclusively in companies in a particular business sector or industry.

The Adviser selects stocks for the Portfolio using a "growth" style. The Adviser seeks to identify technology-related companies with well-defined "wealth creating" characteristics, including superior earnings growth (relative to companies in the same industry or the market as a whole), high profitability and consistent, predictable earnings. In addition, through fundamental research, the Adviser seeks to identify companies that are gaining market share, have superior management and possess a sustainable competitive advantage, such as superior or innovative products, personnel and distribution systems.

The Portfolio may invest a portion of its assets in the securities of smaller capitalization companies and may invest in initial public offerings (IPOs). The Portfolio may invest up to 50% of its assets in foreign equity securities, including American Depositary Receipts, and may invest in securities of emerging market countries.

The Portfolio may utilize, primarily for risk management and hedging purposes, short sales (collateralized or uncollateralized), or other derivative instruments such as stock index futures contracts, purchase and sale of put and call options and other option strategies such as spreads and straddles.

PRIMARY RISKS:


The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail starting on page 77, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:


  .  Market risk

  .  Credit risk

  .  Foreign investment risk

  .  Market capitalization risk

  .  Investment style risk

Because the Portfolio concentrates its investments in companies which utilize innovative technologies, it is subject to risks particularly affecting those companies, such as the risks of short product cycles and rapid obsolescence of products and services, competition from new and existing companies, significant losses and/or limited earnings, security price volatility and limited operating histories.

In addition to other risks, a Portfolio that invests a substantial portion of its assets in related industries (or "sectors") may have greater risk because companies in these sectors may share common characteristics and may react similarly to market developments.

Investments in emerging markets include all of the risks of investments in foreign securities and are subject to severe price declines. The economic and political structures of developing nations, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity. Such countries may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners and economies based on only a few industries. For these reasons, all of the risks of investing in foreign securities are heightened by investing in emerging markets countries. The markets of developing countries have been more volatile than the markets of developed countries with more mature economies. These markets often have provided significantly higher or lower rates of return than developed markets, and significantly greater risks, to investors.

The Portfolio's investments in derivatives and use of short sales can significantly increase the Portfolio's exposure to market risk and credit risk of the counterparty. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the relevant assets, rates and indices.

PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

The bar chart below shows you the performance of the Portfolio's Class B shares, the Portfolio's oldest Class, for each full calendar year since its inception and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart. Effective January 14, 2005, RCM Capital Management LLC became the Portfolio's Adviser. Investment performance information prior to that date is attributable to the Portfolio's former investment adviser.


               Year-by-Year Total Return as of 12/31 of Each Year

                                    [CHART]

                  02       03      04      05       06       07
                ------   ------  ------  ------   ------   ------
                -50.73%  57.57%  -4.31%  11.01%    5.35%   31.52%

                     High Quarter:   2nd - 2003    +21.50%
                     Low Quarter:    3rd - 2002    -34.81%



The table below compares the Portfolio's Class A, Class B and Class E shares' average annual compounded total returns for the 1- and 5-year periods and from inception through 12/31/07 with the S&P 500 Index, a widely recognized unmanaged index that measures the stock performance of 500 large- and medium-sized companies and is often used to indicate the performance of the overall stock market, and the NASDAQ Composite Index, a market-value weighted index of all common stocks listed on NASDAQ. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.



    Average Annual Total Return as of 12/31/07
-------------------------------------------------------
                                       Since   Inception
                    1 Year   5 Year  Inception   Date
 ----------------   -------- ------- --------- ---------
Class A             31.67%   18.50%    -1.78%   5/01/01
Class B             31.52%   18.32%    -4.95%   2/12/01
Class E             31.78%   18.38%     5.03%  10/31/01
S&P 500 Index        5.49%   12.83%     2.82%*
NASDAQ Composite
 Index              10.81%   15.53%     0.12%*
* Index performance is from 1/31/01.




FEES AND EXPENSES:


The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2007 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the



 PORTFOLIO MANAGEMENT:


..  RCM Capital Management LLC see page 106

..  For financial highlights see page 154

Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.


SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE


Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)


                                           Class A Class B Class E
------------------------------------------------------------------
Management Fee                              0.88%   0.88%   0.88%
------------------------------------------------------------------
12b-1 Fees                                  None    0.25%   0.15%
------------------------------------------------------------------
Other Expenses                              0.09%   0.14%   0.15%
------------------------------------------------------------------
Total Annual Portfolio Operating Expenses*  0.97%   1.27%   1.18%
------------------------------------------------------------------



        * The Manager and the Trust have entered into an Expense Limitation Agreement whereby the total Annual Portfolio Operating Expenses for the Class A, Class B and Class E shares of the Portfolio will not exceed 1.10%, 1.35% and 1.25%, respectively, for the period ended April 30, 2009 and in any year in which the Agreement is in effect. Under certain circumstances, any fees waived or expenses reimbursed by the Manager may, with the approval of the Trust's Board of Trustees, be repaid to the Manager.


EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.


The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same and that all expense limitations remain in effect only for the period ended April 30, 2009. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.


EXAMPLE OF PORTFOLIO EXPENSES


         Class A  Class B  Class E
-----------------------------------
1 Year   $     99 $    130 $    121
-----------------------------------
3 Years  $    310 $    405 $    377
-----------------------------------
5 Years  $    539 $    701 $    652
-----------------------------------
10 Years $  1,194 $  1,541 $  1,438
-----------------------------------

                    T. ROWE PRICE MID CAP GROWTH PORTFOLIO


INVESTMENT OBJECTIVE:

Long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGY:


The Portfolio will invest, under normal market conditions, at least 80% of its net assets in a diversified portfolio of common stocks of mid-cap companies whose earnings the Adviser expects to grow at a faster rate than the average company. The Adviser defines mid-cap companies as those whose market capitalization falls within the range of either the S&P MidCap 400 Index or the Russell Midcap Growth Index. The market capitalization of the companies and the S&P and Russell indices changes over time. The Portfolio will not automatically sell or cease to purchase stock of a company it already owns because the company's market capitalization grows or falls outside this range.

In selecting investments, the Adviser generally favors companies that:

  .  have proven products or services;

  .  have a record of above-average earnings growth;

  .  have demonstrated potential to sustain earnings growth;

  .  operate in industries experiencing increasing demand; or

  .  have stock prices that appear to undervalue their growth prospects.

In pursuing the Portfolio's investment objective, the Adviser has the discretion to purchase some securities that do not meet its normal investment criteria, as described above, when it perceives an unusual opportunity for gain. These special situations might arise when the Adviser believes a security could increase in value for a variety of reasons, including a change in management, an extraordinary corporate event, or a temporary imbalance in the supply of or demand for the securities.

While most assets will be invested in U.S. common stocks, other securities may also be purchased, including foreign stocks, futures and options, in keeping with the Portfolio's objectives. Investments in futures and options, if any, are subject to additional volatility and potential losses. The Portfolio may sell securities for a variety of reasons, such as to secure gains, limit losses or redeploy assets into more promising opportunities.


PRIMARY RISKS:


The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail starting on page 77, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:


  .  Market risk

  .  Foreign investment risk

  .  Market capitalization risk

  .  Investment style risk

 PORTFOLIO MANAGEMENT:


..  T. Rowe Price Associates, Inc. see page 106

..  For financial highlights see page 157



PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.




The bar chart below shows you the performance of the Portfolio's Class B shares, the Portfolio's oldest class, for each full calendar year since its inception and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart. Effective January 1, 2003, T. Rowe Price Associates, Inc. became the Portfolio's Adviser. Investment performance information prior to that date is attributable to the Portfolio's former investment adviser.

               Year-by-Year Total Return as of 12/31 of Each Year

                                    [CHART]

  02       03      04      05       06      07
------   ------  ------  ------   ------  ------
-44.04%  36.64%  17.82%  14.63%    6.16%  17.64%

High Quarter:   2nd - 2003    +19.34%
Low Quarter:    2nd - 2002    -30.65%


The table below compares the Portfolio's Class A, Class B and Class E shares' average annual compounded total returns for the 1- and 5-year periods and from inception through 12/31/07 with the Russell Midcap Growth Index, an unmanaged index that measures the performance of those Russell mid cap companies with higher price-to-book ratios and higher forecasted growth values. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.



   Average Annual Total Return as of 12/31/07
------------------------------------------------------
                                      Since   Inception
                  1 Year   5 Year   Inception   Date
 --------------   -------- -------- --------- ---------
Class A           17.85%   18.51%     1.75%     5/1/01
Class B           17.64%   18.17%     1.07%    2/12/01
Class E           17.62%   18.28%     6.32%   10/31/01
Russell Midcap
 Growth Index     11.43%   17.90%     3.27%*
* Index performance is from 2/1/01.

FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2007 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)



                                           Class A Class B Class E
------------------------------------------------------------------
Management Fee                              0.75%   0.75%   0.75%
------------------------------------------------------------------
12b-1 Fees                                  None    0.25%   0.15%
------------------------------------------------------------------
Other Expenses                              0.05%   0.05%   0.05%
------------------------------------------------------------------
Total Annual Portfolio Operating Expenses*  0.80%   1.05%   0.95%
------------------------------------------------------------------



        * The Manager has agreed that any advisory fee waivers received from the Portfolio's Adviser commencing February 17, 2005 will be passed on to the Portfolio in the form of a voluntary fee waiver. Including the voluntary fee waiver, the management fee for the year ended December 31, 2007 was 0.73%.

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES



         Class A  Class B  Class E
-----------------------------------
1 Year   $     82 $    108 $     97
-----------------------------------
3 Years  $    256 $    336 $    304
-----------------------------------
5 Years  $    446 $    582 $    528
-----------------------------------
10 Years $    993 $  1,288 $  1,171
-----------------------------------

                        MET/TEMPLETON GROWTH PORTFOLIO

INVESTMENT OBJECTIVE:

Long-term capital growth.

PRINCIPAL INVESTMENT STRATEGY:


Under normal market conditions, the Portfolio invests primarily in the equity securities of companies with various market capitalizations located anywhere in the world, including emerging markets. Up to 100% of the Portfolio's assets may be invested in foreign countries including, without limit, in emerging markets. Common stocks, preferred stocks and convertible securities are examples of equity securities in which the Portfolio may invest. The Portfolio also invests in depositary receipts.


In addition to the Portfolio's main investments, depending upon current market conditions, the Portfolio may invest up to 25% of its total assets in debt securities of companies and governments located anywhere in the world. Bonds, notes and debentures are examples of debt securities.

The Adviser considers various factors, such as availability and cost, in deciding whether to use a particular instrument or strategy. When choosing equity investments for the Portfolio, the Adviser applies a "bottom up," value-oriented, long-term approach, focusing on the market price of a company's securities relative to the Adviser's evaluation of the company's long-term earnings, asset value and cash flow potential. The Adviser also considers a company's price/earnings ratio, price/cash flow ratio, profit margins and liquidation value.

PRIMARY RISKS:


The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail starting on page 77, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:


  .  Market risk

  .  Investment style risk

  .  Market capitalization risk

  .  Foreign investment risk

  .  Credit risk

  .  Interest rate risk

In addition, investments in emerging markets include all of the risks of investments in foreign securities and are subject to severe price declines. The economic and political structures of developing nations, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity. Such countries may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners and economies based on only a few industries. For these reasons, all of the risks of investing in foreign securities are heightened by investing in emerging markets countries. The markets of developing countries have been more volatile than the markets of developed countries with more mature economies. These markets often have provided significantly higher or lower rates of return than developed markets, and significantly greater risks, to investors.

PAST PERFORMANCE:


As of the date of this Prospectus, the Portfolio had not commenced operations. No performance information is currently available. For information on Templeton Global Advisors Limited's prior performance with a comparable fund, see page 107.


FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are estimated for the year ended December 31, 2008 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                          Class A Class B
---------------------------------------------------------
Management Fee                             0.70%   0.70%
---------------------------------------------------------
12b-1 Fees                                 None    0.25%
---------------------------------------------------------
Other Expenses                             0.34%   0.34%
---------------------------------------------------------
Total Annual Portfolio Operating Expenses
 Before Expense Waiver                     1.04%   1.29%
---------------------------------------------------------
Contractual Expense Waiver*                0.24%   0.24%
---------------------------------------------------------
Total Annual Portfolio Operating Expenses
 After Expense Waiver                      0.80%   1.05%
---------------------------------------------------------

        * The Manager and the Trust have entered into an Expense Limitation Agreement whereby the total Annual Portfolio Operating Expenses for the Class A and Class B shares of the Portfolio will not exceed 0.80% and 1.05%, respectively, for the period ended April 30, 2009 and in any year in which the Agreement is in effect. Under certain circumstances, any fees waived or expenses reimbursed by the Manager may, with the approval of the Trust's Board of Trustees, be repaid to the Manager.

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same and that all expense limitations remain in effect only for the period ended April 30, 2009. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.


 PORTFOLIO MANAGEMENT:


..  Templeton Global Advisors Limited see page 107

EXAMPLE OF PORTFOLIO EXPENSES

        Class A  Class B
-------------------------
1 Year  $     82 $    108
-------------------------
3 Years $    308 $    388
-------------------------

PRIMARY RISKS OF INVESTING IN THE PORTFOLIOS


One or more of the following primary risks may apply to your Portfolio. Please see the Investment Summary for your particular Portfolio to determine which risks apply and for a discussion of other risks that may apply to the Portfolio. Please note that there are many other circumstances that could adversely affect your investment and prevent a Portfolio from reaching its objective, which are not described here. PLEASE NOTE THAT WITH RESPECT TO THE MET/FRANKLIN TEMPLETON FOUNDING STRATEGY PORTFOLIO, ALL REFERENCES TO THE "PORTFOLIO" BELOW REFER TO THE INVESTMENTS BY ITS UNDERLYING PORTFOLIOS.


MARKET RISK


A Portfolio's share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including disappointing corporate earnings, adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or a company may deteriorate. In addition, an assessment by a Portfolio's Adviser of particular companies may prove incorrect, resulting in losses or poor performance by those holdings, even in a rising market. A Portfolio could also miss attractive investment opportunities if its Adviser underweights markets or industries where there are significant returns, and could lose value if the Adviser overweights markets or industries where there are significant declines.


Stocks purchased in initial public offerings (IPOs) have a tendency to fluctuate in value significantly shortly after the IPO relative to the price at which they were purchased. These fluctuations could impact the net asset value and return earned on the Portfolio's shares.

INTEREST RATE RISK

The values of debt securities are subject to change when prevailing interest rates change. When interest rates go up, the value of debt securities and certain dividend paying stocks tends to fall. If your Portfolio invests a significant portion of its assets in debt securities or stocks purchased primarily for dividend income and interest rates rise, then the value of your investment may decline. Alternatively, when interest rates go down, the value of debt securities and certain dividend paying stocks may rise.

Interest rate risk will affect the price of a fixed income security more if the security has a longer maturity because changes in interest rates are increasingly difficult to predict over longer periods of time. Fixed income securities with longer maturities will therefore be more volatile than other fixed income securities with shorter maturities. Conversely, fixed income securities with shorter maturities will be less volatile but generally provide lower returns than fixed income securities with longer maturities. The average maturity and duration of a Portfolio's fixed income investments will affect the volatility of the Portfolio's share price.

CREDIT RISK

The value of debt securities is directly affected by an issuer's ability to pay principal and interest on time. If your Portfolio invests in debt securities, the value of your investment may be adversely affected when an issuer fails to pay an obligation on a timely basis. A Portfolio may also be subject to credit risk to the extent it engages in transactions, such as securities loans, repurchase agreements or certain derivatives, which involve a promise by a third party to honor an obligation to the Portfolio. Such third party may be unwilling or unable to honor its financial obligations.

HIGH YIELD DEBT SECURITY RISK

High yield debt securities, or junk bonds, are securities which are rated below "investment grade" or are not rated, but are of equivalent quality. High yield debt securities range from those for which the prospect for repayment of principal and interest is predominantly speculative to those which are currently in default on principal or interest payments. A Portfolio with high yield debt securities may be more susceptible to credit risk and market risk than a Portfolio that invests only in higher quality debt securities because these lower-rated debt securities are less secure financially and more sensitive to downturns in the economy. In addition, the secondary market for such securities may not be as liquid as that for more highly rated debt securities. As a result, a Portfolio's Adviser may find it more difficult to sell these securities or may have to sell them at lower prices.

You should understand that high yield securities are not generally meant for short-term investing. When a Portfolio invests in high yield securities it generally seeks to receive a correspondingly higher return to compensate it for the additional credit risk and market risk it has assumed.

FOREIGN INVESTMENT RISK

Investments in foreign securities involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject:

  . These risks may include the seizure by the government of company assets, excessive taxation, withholding taxes on dividends and interest, limitations on the use or transfer of portfolio assets, and political or social instability.

  . Enforcing legal rights may be difficult, costly and slow in foreign countries, and there may be special problems enforcing claims against foreign governments.

  . Foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there may be less public information about their operations.

  .  Foreign markets may be less liquid and more volatile than U.S. markets.

  . Foreign securities often trade in currencies other than the U.S. dollar, and a Portfolio may directly hold foreign currencies and purchase and sell foreign currencies. Changes in currency exchange rates will affect a Portfolio's net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of foreign securities. An increase in the strength of the U.S. dollar relative to these other currencies may cause the value of a Portfolio to decline. Certain foreign currencies may be particularly volatile, and foreign governments may intervene in the currency markets, causing a decline in value or liquidity of a Portfolio's foreign currency or securities holdings.

  . Costs of buying, selling and holding foreign securities, including brokerage, tax and custody costs, may be higher than those involved in domestic transactions.

MARKET CAPITALIZATION RISK

Stocks fall into three broad market capitalization categories--large, medium and small. Investing primarily in one category carries the risk that due to current market conditions that category may be out of favor. If valuations of large capitalization companies appear to be greatly out of proportion to the valuations of small or medium capitalization companies, investors may migrate to the stocks of small and mid-sized companies causing a Portfolio that invests in these companies to increase in value more rapidly than a Portfolio that invests in larger, fully-valued companies. Larger more established companies may also be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion. Investing in medium and small capitalization companies may be subject to special risks associated with narrower product lines, more limited financial resources, smaller management groups, and a more limited trading market for their stocks as compared with larger companies. Securities of smaller capitalization issuers may therefore be subject to greater price volatility and may decline more significantly in market downturns than securities of larger companies. In some cases, these companies may be relatively new issuers (I.E., those having continuous operating histories of less than three years) which carries other risks in addition to the risks of other medium and small capitalization companies. New issuers may be more speculative because such companies are relatively unseasoned. These companies will often be involved in the development or marketing of a new product with no established market, which could lead to significant losses.

INVESTMENT STYLE RISK

Different investment styles tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. A Portfolio may outperform or underperform other funds that employ a different investment style. A Portfolio may also employ a combination of styles that impact its risk characteristics. Examples of different investment styles include growth and value investing. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's growth of earnings potential. Also, since growth companies usually invest a high portion of earnings in their business, growth stocks may lack the dividends of some value stocks that can cushion stock prices in a falling market. Growth oriented funds will typically underperform when value investing is in favor. Value stocks are those which are undervalued in comparison to their peers due to adverse business developments or other factors. Value investing carries the risk that the market will not recognize a security's inherent value for a long time, or that a stock judged to be undervalued may actually be appropriately priced or overvalued. Value oriented funds will typically underperform when growth investing is in favor.

REAL ESTATE INVESTMENT RISK

Although the Portfolio will not invest in real estate directly, it may concentrate its assets in the real estate industry or may invest in securities related to the real estate industry, so your investment in the Portfolio will be closely linked to or may be impacted by the performance of the real estate markets. Property values may decrease due to increasing vacancies or declining rents resulting from unanticipated economic, legal, cultural or technological developments or because of overbuilding or lack of mortgage funds. The value of an individual property may also decline because of environmental liabilities or losses due to casualty or condemnation.

Because of this concentration in or potential exposure to the real estate industry, the value of the Portfolio's shares may change at different rates compared to the value of shares of a mutual fund with investments in a mix of different industries.

The Portfolio may at times be more concentrated in particular sub-sectors of the real estate business--e.g. apartments, retail, hotels, offices, industrial, health care, etc. As such, its performance would be especially sensitive to developments that significantly affected those businesses.

In addition, Equity REITs may be affected by changes in the value of the underlying property they own, while Mortgage REITs may be affected by the quality of any credit they extend. Equity and Mortgage REITs are dependent upon management skills and are subject to heavy cash flow dependency, defaults by borrowers, self-liquidation and the possibility of failing to qualify for tax-free pass through of income under the Internal Revenue Code of 1986, and to maintain exemption from the Investment Company Act of 1940, as amended (the "1940 Act"). In the event an issuer of debt securities collateralized by real estate defaults, it is conceivable that the REIT could end up holding the underlying real estate.

ADDITIONAL INVESTMENT STRATEGIES


In addition to the principal investment strategies discussed in each individual Portfolio's Investment Summary, a Portfolio (or an Underlying Portfolio, in the case of the Met/Franklin Templeton Founding Strategy Portfolio), as indicated in the chart below, may at times invest a portion of its assets in the investment strategies and may engage in certain investment techniques as described below. The SAI provides a more detailed discussion of certain of these and other securities and indicates if a Portfolio is subject to any limitations with respect to a particular investment strategy. These strategies and techniques may involve risks. ALTHOUGH A PORTFOLIO THAT IS NOT IDENTIFIED BELOW IN CONNECTION WITH A PARTICULAR STRATEGY OR TECHNIQUE GENERALLY HAS THE ABILITY TO ENGAGE IN SUCH A TRANSACTION, ITS ADVISER (OR THE UNDERLYING PORTFOLIO'S ADVISER IN THE CASE OF MET/FRANKLIN TEMPLETON FOUNDING STRATEGY PORTFOLIO) CURRENTLY INTENDS TO INVEST LITTLE, IF ANY, OF THE PORTFOLIO'S ASSETS IN THAT STRATEGY OR TECHNIQUE. (PLEASE NOTE THAT SOME OF THESE STRATEGIES MAY BE A PRINCIPAL INVESTMENT STRATEGY FOR A PARTICULAR PORTFOLIO AND CONSEQUENTLY ARE ALSO DESCRIBED IN THAT PORTFOLIO'S INVESTMENT SUMMARY.) The Portfolios (or Underlying Portfolios in the case of the Met/Franklin Templeton Founding Strategy Portfolio) are not limited by this discussion and may invest in other types of securities not precluded by the policies discussed elsewhere in this Prospectus.

                                                  MET/AIM             CLARION
                                                   SMALL   BLACKROCK  GLOBAL                MET/FRANKLIN    HARRIS
                                                    CAP    LARGE CAP   REAL    MET/FRANKLIN    MUTUAL       OAKMARK
                                                  GROWTH     CORE     ESTATE      INCOME       SHARES    INTERNATIONAL
                                                 PORTFOLIO PORTFOLIO PORTFOLIO  PORTFOLIO    PORTFOLIO     PORTFOLIO
BRADY BONDS
----------------------------------------------------------------------------------------------------------------------
COLLATERALIZED MORTGAGE OBLIGATIONS
----------------------------------------------------------------------------------------------------------------------
CONVERTIBLE SECURITIES                               X         X         X          X            X
----------------------------------------------------------------------------------------------------------------------
DEPOSITARY RECEIPTS                                  X         X                    X            X             X
----------------------------------------------------------------------------------------------------------------------
DERIVATIVES:
----------------------------------------------------------------------------------------------------------------------
OPTIONS                                              X         X                    X            X
----------------------------------------------------------------------------------------------------------------------
FUTURES                                              X         X                                 X
----------------------------------------------------------------------------------------------------------------------
DIRECT PARTICIPATION IN CORPORATE LOANS                                             X            X
----------------------------------------------------------------------------------------------------------------------
DOLLAR ROLL TRANSACTIONS                                                                                       X
----------------------------------------------------------------------------------------------------------------------
FOREIGN CURRENCY TRANSACTIONS                                            X                       X             X
----------------------------------------------------------------------------------------------------------------------
FOREIGN DEBT SECURITIES
----------------------------------------------------------------------------------------------------------------------
FOREIGN EQUITY SECURITIES                            X         X                                               X
----------------------------------------------------------------------------------------------------------------------
FORWARD COMMITMENTS, WHEN-ISSUED AND
DELAYED DELIVERY SECURITIES                                    X
----------------------------------------------------------------------------------------------------------------------
HIGH QUALITY SHORT-TERM DEBT OBLIGATIONS
INCLUDING BANKERS' ACCEPTANCES, COMMERCIAL
PAPER AND CERTIFICATES OF DEPOSIT ISSUED OR
GUARANTEED BY BANK HOLDING COMPANIES IN THE
U.S., THEIR SUBSIDIARIES AND FOREIGN BRANCHES OR
OF THE WORLD BANK; VARIABLE AMOUNT MASTER
DEMAND NOTES AND VARIABLE RATE NOTES ISSUED
BY U.S. AND FOREIGN CORPORATIONS                     X         X                                 X
----------------------------------------------------------------------------------------------------------------------
HIGH YIELD/HIGH RISK DEBT SECURITIES                                                X            X
----------------------------------------------------------------------------------------------------------------------
HYBRID INSTRUMENTS
----------------------------------------------------------------------------------------------------------------------
ILLIQUID AND RESTRICTED SECURITIES                             X         X          X            X
----------------------------------------------------------------------------------------------------------------------
INDEXED SECURITIES
----------------------------------------------------------------------------------------------------------------------
INTEREST RATE TRANSACTIONS
----------------------------------------------------------------------------------------------------------------------
INVESTMENT GRADE DEBT SECURITIES
----------------------------------------------------------------------------------------------------------------------
INVESTMENTS IN OTHER INVESTMENT COMPANIES
INCLUDING PASSIVE FOREIGN INVESTMENT COMPANIES                                                   X             X
----------------------------------------------------------------------------------------------------------------------
MORTGAGE-BACKED SECURITIES, INCLUDING GNMA
CERTIFICATES, MORTGAGE-BACKED BONDS                                                 X
----------------------------------------------------------------------------------------------------------------------
MUNICIPAL SECURITIES
----------------------------------------------------------------------------------------------------------------------
NON-MORTGAGE ASSET-BACKED SECURITIES                                                X
----------------------------------------------------------------------------------------------------------------------
PIK (PAY-IN-KIND) DEBT SECURITIES AND ZERO-
COUPON BONDS                                                                        X
----------------------------------------------------------------------------------------------------------------------
PREFERRED STOCKS                                     X         X         X
----------------------------------------------------------------------------------------------------------------------
REAL ESTATE INVESTMENT TRUSTS                        X         X         X          X            X
----------------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS                                          X                                               X
----------------------------------------------------------------------------------------------------------------------
REVERSE REPURCHASE AGREEMENTS
----------------------------------------------------------------------------------------------------------------------
RIGHTS AND WARRANTS                                            X         X                       X             X
----------------------------------------------------------------------------------------------------------------------
SECURITIES LOANS                                     X         X                                               X
----------------------------------------------------------------------------------------------------------------------
SHORT SALES (AGAINST THE BOX)
----------------------------------------------------------------------------------------------------------------------
STRUCTURED NOTES                                                                    X
----------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT SECURITIES                           X         X                    X            X
----------------------------------------------------------------------------------------------------------------------

                                                                             LEGG
                                                                            MASON      LEGG      LORD
                                                                           PARTNERS    MASON    ABBETT      MFS(R)
                                                        JANUS    LAZARD   AGGRESSIVE   VALUE     BOND      RESEARCH
                                                        FORTY    MID CAP    GROWTH    EQUITY   DEBENTURE INTERNATIONAL
                                                      PORTFOLIO PORTFOLIO PORTFOLIO  PORTFOLIO PORTFOLIO   PORTFOLIO
BRADY BONDS
----------------------------------------------------------------------------------------------------------------------
COLLATERALIZED MORTGAGE OBLIGATIONS                                                                X
----------------------------------------------------------------------------------------------------------------------
CONVERTIBLE SECURITIES                                              X         X          X         X           X
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DEPOSITARY RECEIPTS                                                 X         X          X         X           X
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DERIVATIVES:
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OPTIONS                                                   X         X         X                                X
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FUTURES                                                   X         X                                          X
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DIRECT PARTICIPATION IN CORPORATE LOANS                                                            X
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DOLLAR ROLL TRANSACTIONS
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FOREIGN CURRENCY TRANSACTIONS                             X                   X                                X
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FOREIGN DEBT SECURITIES                                   X                   X                    X           X
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FOREIGN EQUITY SECURITIES                                 X         X         X                    X           X
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FORWARD COMMITMENTS, WHEN-ISSUED AND DELAYED
DELIVERY SECURITIES                                                           X                    X           X
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HIGH QUALITY SHORT-TERM DEBT OBLIGATIONS INCLUDING
BANKERS' ACCEPTANCES, COMMERCIAL PAPER AND
CERTIFICATES OF DEPOSIT ISSUED OR GUARANTEED BY BANK
HOLDING COMPANIES IN THE U.S., THEIR SUBSIDIARIES AND
FOREIGN BRANCHES OR OF THE WORLD BANK; VARIABLE
AMOUNT MASTER DEMAND NOTES AND VARIABLE RATE
NOTES ISSUED BY U.S. AND FOREIGN CORPORATIONS             X         X         X                    X           X
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HIGH YIELD/HIGH RISK DEBT SECURITIES                      X                   X          X         X
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HYBRID INSTRUMENTS                                        X                   X
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ILLIQUID AND RESTRICTED SECURITIES                                            X                                X
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INDEXED SECURITIES                                                            X                                X
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INTEREST RATE TRANSACTIONS
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INVESTMENT GRADE DEBT SECURITIES                          X                   X          X         X           X
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INVESTMENTS IN OTHER INVESTMENT COMPANIES INCLUDING
PASSIVE FOREIGN INVESTMENT COMPANIES                                          X                                X
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MORTGAGE-BACKED SECURITIES, INCLUDING GNMA
CERTIFICATES, MORTGAGE-BACKED BONDS                       X                                        X           X
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MUNICIPAL SECURITIES
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NON-MORTGAGE ASSET-BACKED SECURITIES
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PIK (PAY-IN-KIND) DEBT SECURITIES AND ZERO-COUPON
BONDS                                                                         X                    X
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PREFERRED STOCKS                                          X         X         X          X         X           X
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REAL ESTATE INVESTMENT TRUSTS                             X         X         X          X                     X
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REPURCHASE AGREEMENTS                                                                              X           X
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REVERSE REPURCHASE AGREEMENTS                                                                      X
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RIGHTS AND WARRANTS                                       X                   X                    X           X
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SECURITIES LOANS                                          X         X         X                    X           X
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SHORT SALES (AGAINST THE BOX)                                                                                  X
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STRUCTURED NOTES
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U.S. GOVERNMENT SECURITIES                                X         X         X                    X           X
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                                                                  PIMCO                         T. ROWE
                                                   OPPENHEIMER  INFLATION   PIMCO                PRICE     MET/
                                                     CAPITAL    PROTECTED   TOTAL      RCM      MID CAP  TEMPLETON
                                                   APPRECIATION   BOND     RETURN   TECHNOLOGY  GROWTH    GROWTH
                                                    PORTFOLIO   PORTFOLIO PORTFOLIO PORTFOLIO  PORTFOLIO PORTFOLIO
BRADY BONDS                                                         X         X
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COLLATERALIZED MORTGAGE OBLIGATIONS                                 X         X
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CONVERTIBLE SECURITIES                                  X           X         X                    X         X
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DEPOSITARY RECEIPTS                                     X           X         X         X          X         X
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DERIVATIVES:
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OPTIONS                                                 X           X         X         X          X         X
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FUTURES                                                 X           X         X         X          X         X
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DIRECT PARTICIPATION IN CORPORATE LOANS                             X         X
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DOLLAR ROLL TRANSACTIONS                                            X         X
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FOREIGN CURRENCY TRANSACTIONS                                       X         X         X          X         X
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FOREIGN DEBT SECURITIES                                             X         X                    X
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FOREIGN EQUITY SECURITIES                               X                               X          X
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FORWARD COMMITMENTS, WHEN-ISSUED AND DELAYED
DELIVERY SECURITIES                                                 X         X                    X
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HIGH QUALITY SHORT-TERM DEBT OBLIGATIONS INCLUDING
BANKERS' ACCEPTANCES, COMMERCIAL PAPER AND
CERTIFICATES OF DEPOSIT ISSUED OR GUARANTEED BY
BANK HOLDING COMPANIES IN THE U.S., THEIR
SUBSIDIARIES AND FOREIGN BRANCHES OR OF THE WORLD
BANK; VARIABLE AMOUNT MASTER DEMAND NOTES AND
VARIABLE RATE NOTES ISSUED BY U.S. AND FOREIGN
CORPORATIONS                                            X           X         X                    X         X
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HIGH YIELD/HIGH RISK DEBT SECURITIES                                X         X
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HYBRID INSTRUMENTS                                                  X         X         X          X
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ILLIQUID AND RESTRICTED SECURITIES                      X           X         X         X          X         X
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INDEXED SECURITIES                                                  X         X         X
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INTEREST RATE TRANSACTIONS                                          X         X
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INVESTMENT GRADE DEBT SECURITIES                                    X         X                    X
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INVESTMENTS IN OTHER INVESTMENT COMPANIES
INCLUDING PASSIVE FOREIGN INVESTMENT COMPANIES                      X         X         X          X
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MORTGAGE-BACKED SECURITIES, INCLUDING GNMA
CERTIFICATES, MORTGAGE-BACKED BONDS                                 X         X
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MUNICIPAL SECURITIES                                                X         X
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NON-MORTGAGE ASSET-BACKED SECURITIES                                X         X
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PIK (PAY-IN-KIND) DEBT SECURITIES AND ZERO-COUPON
BONDS                                                               X         X
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PREFERRED STOCKS                                        X           X         X                    X
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REAL ESTATE INVESTMENT TRUSTS                           X           X         X                    X         X
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REPURCHASE AGREEMENTS                                   X           X         X         X          X
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REVERSE REPURCHASE AGREEMENTS                                       X         X         X
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RIGHTS AND WARRANTS                                                                                X         X
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SECURITIES LOANS                                        X           X         X         X          X
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SHORT SALES (AGAINST THE BOX)                                       X         X         X
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STRUCTURED NOTES                                                    X         X                    X         X
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U.S. GOVERNMENT SECURITIES                              X           X         X                    X         X
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BRADY BONDS. Brady Bonds are collateralized or uncollateralized fixed income securities created through the exchange of existing commercial bank loans to public and private entities in certain emerging markets for new bonds in connection with debt restructurings. Brady Bonds have been issued only in the last decade and, accordingly do not have a long payment history. These securities are subject to credit risk and interest rate risk.

COLLATERALIZED MORTGAGE OBLIGATIONS (CMOS). CMOs are fixed income securities secured by mortgage loans and other mortgage-backed securities and are generally considered to be derivatives. CMOs may be issued or guaranteed by the U.S. Government or its agencies or instrumentalities or collateralized by a portfolio of mortgages or mortgage-related securities guaranteed by such an agency or instrumentality or may be non-U.S. Government guaranteed.

CMOs carry general fixed income securities risks, such as credit risk and interest rate risk, and risks associated with mortgage-backed securities, including prepayment risk, which is the risk that the underlying mortgages or other debt may be refinanced or paid off prior to their maturities during periods of declining interest rates. In that case, an Adviser may have to reinvest the proceeds from the securities at a lower rate. Potential market gains on a security subject to prepayment risk may be more limited than potential market gains on a comparable security that is not subject to prepayment risk.

CONVERTIBLE SECURITIES. Convertible securities are preferred stocks or bonds that pay a fixed dividend or interest payment and are convertible into common stock at a specified price or conversion ratio.

Traditionally, convertible securities have paid dividends or interest rates higher than common stocks but lower than nonconvertible securities. They generally participate in the appreciation or depreciation of the underlying stock into which they are convertible, but to a lesser degree. These securities are also subject to market risk, interest rate risk and credit risk.

DEPOSITARY RECEIPTS. Depositary receipts are receipts for shares of a foreign-based corporation that entitle the holder to dividends and capital gains on the underlying security. Receipts include those issued by domestic banks (American Depositary Receipts), foreign banks (Global or European Depositary Receipts), and broker-dealers (depositary shares).

These instruments are subject to market risk and foreign investment risk.

DERIVATIVES. Derivatives are used to limit risk in a Portfolio or to enhance investment return, and have a return tied to a formula based upon an interest rate, index, price of a security, or other measurement. Derivatives include options, futures, forward contracts and related products.

Options are the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price.

Futures are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date.

Forward contracts are contracts to purchase or sell a specified amount of a financial instrument for an agreed upon price at a specified time.

Derivatives may be used to hedge against an opposite position that a Portfolio holds. Any loss generated by the derivatives should be offset by gains in the hedged investment. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains or result in losses or missed opportunities. In addition, derivatives that are used for hedging the Portfolio in specific securities may not fully offset the underlying positions. The counterparty to a derivatives contract also could default. Derivatives that involve leverage could magnify losses.

Derivatives may also be used to maintain a Portfolio's exposure to the market, manage cash flows or to attempt to increase income. Using derivatives for purposes other than hedging is speculative and involves greater risks. In many foreign countries, futures and options markets do not exist or are not sufficiently developed to be effectively used by a Portfolio that invests in foreign securities.

DIRECT PARTICIPATION IN CORPORATE LOANS. By purchasing a loan, the Portfolio acquires some or all of the interest of a bank or other lending institution in a loan to a corporate borrower. Many such loans are secured, and most impose restrictive covenants which must be met by the borrower. These loans are made generally to finance internal growth, mergers, acquisitions, stock repurchases, leveraged buy-outs and other corporate activities. Such loans may be in default at the time of purchase. The Portfolio may also purchase trade or other claims against companies, which generally represent money owed by the company to a supplier of goods or services. These claims may also be purchased at a time when the company is in default. Certain of the loans acquired by a Portfolio may involve revolving credit facilities or other standby financing commitments which obligate the Portfolio to pay additional cash on a certain date or on demand.

The highly leveraged nature of many such loans may make such loans especially vulnerable to adverse changes in economic or market conditions. Loans and other direct investments may not be in the form of securities or may be subject to restrictions on transfer, and only limited opportunities may exist to resell such instruments. As a result, the Portfolio may be unable to sell such investments at an opportune time or may have to resell them at less than fair market value.

DOLLAR ROLL TRANSACTIONS. Mortgage dollar rolls are transactions in which the Portfolio sells securities for delivery in the current month and simultaneously contracts with the same counter-party to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date. During the roll period, the Portfolio loses the right to receive principal (including prepayments of principal) and interest paid on the securities sold. However, the Portfolio would benefit to the extent of any difference between the price received for the securities sold and the lower forward price for the future purchase (often referred to as the "drop") or fee income plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. Unless such benefits exceed the income, capital appreciation and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of the Portfolio compared with what such performance would have been without the use of mortgage dollar rolls. Accordingly, the benefits derived from the use of mortgage dollar rolls depend upon the Adviser's ability to manage mortgage prepayments. There is no assurance that mortgage dollar rolls can be successfully employed. All cash proceeds will be invested in instruments that are permissible investments for the Portfolio. The Portfolio will maintain until the settlement date the segregation, either on the records of the Adviser or with the Trust's custodian, of cash or other liquid securities in an amount equal to the forward purchase price.

FOREIGN CURRENCY TRANSACTIONS. Foreign currency transactions are entered into for the purpose of hedging against foreign exchange risk arising from the Portfolio's investment or anticipated investment in securities denominated in foreign currencies. The Portfolio also may enter into these contracts for purposes of increasing exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. Foreign currency transactions include the purchase of foreign currency on a spot (or cash) basis, contracts to purchase or sell foreign currencies at a future date (forward contracts), the purchase and sale of foreign currency futures contracts, and the purchase of exchange traded and over-the-counter call and put options on foreign currency futures contracts and on foreign currencies.

These hedging transactions do not eliminate fluctuations in the underlying prices of the securities which the Portfolio owns or intends to purchase or sell. They simply establish a rate of exchange which can be achieved at some future point in time.

Foreign currency exchange rates may fluctuate significantly over short periods of time. A forward foreign currency exchange contract reduces the Portfolio's exposure to changes in the value of the currency it will deliver and increases its exposure to changes in the value of the currency it will exchange into. Contracts to sell foreign currency will limit any potential gain which might be realized by the Portfolio if the value of the hedged currency increases. In the case of forward contracts entered into for the purpose of increasing return, the Portfolio may sustain losses which will reduce its gross income. Forward foreign currency exchange contracts also involve the risk that the party with which the Portfolio enters the contract may fail to perform its obligations to the Portfolio. The purchase and sale of foreign currency futures contracts and the purchase of call and put options on foreign currency futures contracts and on foreign currencies involve certain risks associated with derivatives.

FOREIGN DEBT SECURITIES. Foreign debt securities are issued by foreign corporations and governments. They may include Eurodollar obligations and Yankee bonds.

Foreign debt securities are subject to foreign investment risk, credit risk and interest rate risk. Securities in developing countries are also subject to the additional risks associated with emerging markets.

FOREIGN EQUITY SECURITIES. Foreign equity securities are subject to foreign investment risk in addition to the risks applicable to domestic equity securities, such as market risk.

FORWARD COMMITMENTS, WHEN-ISSUED AND DELAYED DELIVERY SECURITIES. Forward commitments, when-issued and delayed delivery securities generally involve the purchase of a security with payment and delivery at some time in the future--I.E., beyond normal settlement. The Portfolios do not earn interest on such securities until settlement and bear the risk of market value fluctuations in between the purchase and settlement dates. New issues of stocks and bonds, private placements and U.S. Government securities may be sold in this manner.

HIGH QUALITY SHORT-TERM DEBT OBLIGATIONS, INCLUDING BANKERS' ACCEPTANCES, COMMERCIAL PAPER AND CERTIFICATES OF DEPOSIT ISSUED OR GUARANTEED BY BANK HOLDING COMPANIES IN THE U.S., THEIR SUBSIDIARIES AND FOREIGN BRANCHES OR OF THE WORLD BANK; VARIABLE AMOUNT MASTER DEMAND NOTES AND VARIABLE RATE NOTES ISSUED BY U.S. AND FOREIGN CORPORATIONS.

Commercial paper is a short-term debt obligation with a maturity ranging from one to 270 days issued by banks, corporations, and other borrowers to investors seeking to invest idle cash.

Variable amount master demand notes differ from ordinary commercial paper in that they are issued pursuant to a written agreement between the issuer and the holder, their amounts may be increased from time to time by the holder (subject to an agreed maximum) or decreased by the holder or the issuer, they are payable on demand, the rate of interest payable on them varies with an agreed formula and they are typically not rated by a rating agency. Transfer of such notes is usually restricted by the issuer, and there is no secondary trading market for them. Any variable amount master demand note purchased by a Portfolio will be regarded as an illiquid security.

These instruments are subject to credit risk, interest rate risk and foreign investment risk.

HIGH YIELD/HIGH RISK DEBT SECURITIES. High yield/high risk debt securities are securities that are rated below investment grade by the primary rating agencies (e.g., BB or lower by S&P and Ba or lower by Moody's). Other terms commonly used to describe such securities include "lower rated bonds," "noninvestment grade bonds," and "junk bonds."

High yield/high risk debt securities are subject to high yield debt security risk as described in "Primary Risks of Investing in the Portfolios" above.

HYBRID INSTRUMENTS. Hybrid instruments are a form of a derivative and combine the elements of futures contracts or options with those of debt, preferred equity or a depositary instrument. They are often indexed to the price of a commodity, particular currency, or a domestic or foreign debt or equity security index. Examples of hybrid instruments include debt instruments with interest or principal payments or redemption terms determined by reference to the value of a currency or commodity or securities index at a future point in time or preferred stock with dividend rates determined by reference to the value of a currency.

Hybrids may bear interest or pay dividends at below market (or even relatively nominal) rates. Under certain conditions, the redemption value of the instrument could be zero. Hybrids can have volatile prices and limited liquidity and their use by the Portfolio may not be successful.

ILLIQUID AND RESTRICTED SECURITIES. Each Portfolio may invest a portion of its assets in restricted and illiquid securities, which are investments that the Portfolio cannot easily resell within seven days at current value or that have contractual or legal restriction on resale. Restricted securities include those which are not registered under the Securities Act of 1933, as amended (the "1933 Act"), and are purchased directly from the issuer or in the secondary market (private placements).

If the Portfolio buys restricted or illiquid securities it may be unable to quickly resell them or may be able to sell them only at a price below current value or could have difficulty valuing these holdings precisely.

In recent years, however, a large institutional market has developed for certain securities that are not registered under the 1933 Act, including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

INDEXED SECURITIES. A Portfolio may invest in indexed securities whose value is linked to foreign currencies, interest rates, commodities, indices or other financial indicators. Most indexed securities are short to intermediate term fixed income securities whose values at maturity (I.E., principal value) or interest rates rise or fall according to changes in the value of one or more specified underlying instruments. Indexed securities may be positively or negatively indexed (I.E., their principal value or interest rates may increase or decrease if the underlying instrument appreciates), and may have return characteristics similar to direct investments in the underlying instrument or to one or more options on the underlying instrument. Indexed securities may be more volatile than the underlying instrument itself and could involve the loss of all or a portion of the principal amount of, or interest on, the instrument.

INTEREST RATE TRANSACTIONS. Interest rate transactions are hedging transactions such as interest rate swaps and the purchase or sale of interest rate caps and floors. They are used by a Portfolio in an attempt to protect the value of its investments from interest rate fluctuations. Interest rate swaps involve the exchange by the Portfolio with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate floor. The Adviser to the Portfolio enters into these transactions on behalf of the Portfolio primarily to preserve a return or spread on a particular investment or portion of its portfolio or to protect against any increase in the price of securities the Portfolio anticipates purchasing at a later date. The Portfolio will not sell interest rate caps or floors that it does not own.

There is the risk that the Adviser may incorrectly predict the direction of interest rates resulting in losses to the Portfolio.

INVESTMENT GRADE DEBT SECURITIES. Investment grade debt securities are securities rated in one of the four highest rating categories by S&P, Moody's or other nationally recognized rating agency. These securities are subject to interest rate risk and credit risk. Securities rated in the fourth investment category by a nationally recognized rating agency (e.g., BBB by S&P and Baa by Moody's) may have speculative characteristics.

INVESTMENTS IN OTHER INVESTMENT COMPANIES, INCLUDING PASSIVE FOREIGN INVESTMENT COMPANIES. When the Portfolio invests in another investment company, it must bear the management and other fees of the investment company, in addition to its own expenses. As a result, the Portfolio may be exposed to duplicate expenses which could lower its value. Investments in passive foreign investment companies also are subject to foreign investment risk.

Passive foreign investment companies are any foreign corporations which generate certain amounts of passive income or hold certain amounts of assets for the production of passive income. Passive income includes dividends, royalties, rent, and annuities.

MORTGAGE-BACKED SECURITIES, INCLUDING GNMA CERTIFICATES, MORTGAGE-BACKED BONDS AND STRIPPED MORTGAGE-BACKED SECURITIES. Mortgage-backed securities include securities backed by Ginnie Mae and Fannie Mae as well as by private issuers. These securities represent collections (pools) of commercial and residential mortgages. These securities are generally pass-through securities, which means that principal and interest payments on the underlying securities (less servicing fees) are passed through to shareholders on a pro rata basis.

These securities carry general fixed income security risks, such as credit risk and interest rate risk, as well as prepayment risk.

MUNICIPAL SECURITIES. Municipal securities are debt obligations issued by local, state and regional governments that provide interest income that is exempt from federal income tax. These securities are subject to interest rate risk and credit risk.

NON-MORTGAGE ASSET-BACKED SECURITIES. Non-mortgage asset-backed securities include equipment trust certificates and interests in pools of receivables, such as motor vehicle installment purchase obligations and credit card receivables. Such securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in the underlying pools of assets. This means that principal and interest payments on the underlying securities (less servicing fees) are passed through to shareholders on a pro rata basis.

The value of some asset-backed securities may be particularly sensitive to changes in prevailing interest rates, and like other fixed income investments, the ability of the Portfolio to successfully use these instruments may depend in part upon the ability of an Adviser to forecast interest rates and other economic factors correctly.

PIK (PAY-IN-KIND) DEBT SECURITIES AND ZERO-COUPON BONDS. PIK debt securities are debt obligations which provide that the issuer may, at its option, pay interest on such bonds in cash or in the form of additional debt obligations. Such investments benefit the issuer by mitigating its need for cash to meet debt service, but also require a higher rate of return to attract investors who are willing to defer receipt of such cash.

Zero-coupon bonds are bonds that provide for no current interest payment and are sold at a discount. These investments pay no interest in cash to its holder during its life and usually trade at a deep discount from their face or par value. These investments may experience greater volatility in market value due to changes in interest rates than debt obligations which make regular payments of interest. The Portfolio will accrue income on such investments for tax accounting purposes, as required, which is distributable to shareholders and which, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities to satisfy the Portfolio's distribution obligations.

These securities are subject to credit risk and interest rate risk.

PREFERRED STOCKS. Preferred stocks are equity securities that generally pay dividends at a specified rate and have preference over common stock in the payment of dividends and liquidation. Preferred stock generally does not carry voting rights.

Preferred stocks are subject to market risk. In addition, because preferred stocks pay fixed dividends, an increase in interest rates may cause the price of a preferred stock to fall.


REAL ESTATE INVESTMENT TRUSTS. REITs are entities which invest in commercial and other real estate properties. Risks associated with investments in securities of companies in the real estate industry include: decline in the value of real estate; risks related to general and local economic conditions; overbuilding and increased competition; increases in property taxes and operating expenses; changes in zoning laws; casualty or condemnation losses; variations in rental income; changes in neighborhood values; the appeal of properties to tenants; and increases in interest rates. In addition, equity REITs may be affected by changes in the values of the underlying property owned by the trusts, while mortgage REITs may be affected by the quality of credit extended. REITs are dependent upon management skills, may not be diversified and are subject to the risks of financing projects. Such REITs are also subject to heavy cash flow dependency, defaults by borrowers, self liquidation and the possibility of failing to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended (the "Code"), and to maintain exemption from the 1940 Act. In the event an issuer of debt securities collateralized by real estate defaults, it is conceivable that the REITs could end up holding the underlying real estate. The Portfolio, as a shareholder of a REIT, bears a portion of the REIT's annual operating expenses.


REPURCHASE AGREEMENTS. Repurchase agreements involve the purchase of a security by a Portfolio and a simultaneous agreement by the seller (generally a bank or dealer) to repurchase the security from the Portfolio at a specified date or upon demand. This technique offers a method of earning income on idle cash.

Repurchase agreements involve credit risk, I.E., the risk that the seller will fail to repurchase the security, as agreed. In that case, the Portfolio will bear the risk of market value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security.

REVERSE REPURCHASE AGREEMENTS. Reverse repurchase agreements involve the sale of a security by a Portfolio to another party (generally a bank or dealer) in return for cash and an agreement by the Portfolio to buy the security back at a specified price and time.

Reverse repurchase agreements will be used primarily to provide cash to satisfy unusually high redemption requests or for other temporary or emergency purposes. Reverse repurchase agreements are considered a form of borrowing by the Portfolio and, therefore, are a form of leverage. Leverage may cause any gains or losses of the Portfolio to be magnified.

RIGHTS AND WARRANTS.   Warrants basically are options to purchase equity
securities at specific prices valid for a specific period of time. Their prices do not necessarily move parallel to the prices of the underlying securities. Rights are similar to warrants, but normally have a short duration and are distributed directly by the issuer to its shareholders. Rights and warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer. These investments carry the risk that they may be worthless to the Portfolio at the time it may exercise its rights, due to the fact that the underlying securities have a market value less than the exercise price. Warrants also include Low Exercise Price Call Warrants or other structured securities for the purpose of gaining exposure to stocks in difficult to access foreign local markets.

SECURITIES LOANS. For purposes of realizing additional income, a Portfolio may lend securities to broker-dealers or institutional investors approved by the Board of Trustees of the Trust. All securities loans will be made pursuant to agreement requiring the loans to be continuously secured by collateral in cash or high grade debt obligations at least equal at all times to the market value of the loaned securities. The borrower pays to the Portfolio an amount equal to any dividends or interest received on loaned securities. The Portfolio retains all or a portion of the interest received on investment of cash collected or receives a fee from the borrower.

The risk in lending portfolio securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral, or in the recovery of the securities or possible loss of rights in their collateral should the borrower fail financially.

SHORT SALES. Short sales are sales of securities that the seller does not own. The seller must borrow the securities to make delivery to the buyer. A short sale may be uncollateralized or against-the-box. A short sale is "against-the-box" if at all times when the short position is open, the seller owns an equal amount of the securities sold short or securities convertible into, or exchanged without further consideration for, securities of the same issue as the securities sold short.

The price of securities purchased to replace borrowed securities sold short may be greater than proceeds received in the short sale resulting in a loss to the Portfolio.

STRUCTURED NOTES. A form of hybrid investment, structured notes are derivatives on which the amount of principal repayment and/or interest payments is based upon the movement of one or more factors. Structured notes are interests in entities organized and operated for the purpose of restructuring the investment characteristics of debt obligations. Structured notes are typically sold in private placement transactions, and there currently is no active trading market for structured notes.

Structured notes are also subject to credit risk and interest rate risk and can have volatile prices.

U.S. GOVERNMENT SECURITIES. U.S. Government securities include direct obligations of the U.S. Government that are supported by its full faith and credit, like Treasury bills and GNMA certificates. Treasury bills have initial maturities of less than one year, Treasury notes have initial maturities of one to ten years and Treasury bonds may be issued with any maturity but generally have maturities of at least ten years. U.S. Government securities also include indirect obligations of the U.S. Government that are issued by federal agencies and government-sponsored entities, like bonds and notes issued by the Federal Home Loan Bank and Fannie Mae. Unlike Treasury securities, agency securities generally are not backed by the full faith and credit of the U.S. Government. Some agency securities are supported by the right of the issuer to borrow from the Treasury, others are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations and others are supported only by the credit of the sponsoring agency.

U.S. Government securities are subject to interest rate risk. Credit risk is remote.

DEFENSIVE INVESTMENTS


Under adverse market or economic conditions, a Portfolio could invest for temporary defensive purposes some or all of its assets in money market securities or utilize other investment strategies that may be inconsistent with a Portfolio's principal investment strategy. Temporary defensive instruments generally include U.S. government securities, bank time deposits denominated in the currency of any major nation, commercial paper and repurchase agreements. The Adviser may also invest in these types of securities or hold cash while looking for suitable investment opportunities or to maintain liquidity. Although a Portfolio would employ these measures only in seeking to avoid losses, they could reduce the benefit from an upswing in the market or prevent the Portfolio from meeting its investment objective.


PORTFOLIO TURNOVER

The Portfolios' Advisers will sell a security when they believe it is appropriate to do so, regardless of how long a Portfolio has owned that security. Buying and selling securities generally involves some expense to a Portfolio, such as commissions paid to brokers and other transaction costs. Generally speaking, the higher a Portfolio's annual portfolio turnover rate, the greater its brokerage costs. Increased brokerage costs may adversely affect a Portfolio's performance. The Portfolios, with the exception of PIMCO Inflation Protected Bond Portfolio, PIMCO Total Return Portfolio and RCM Technology Portfolio generally intend to purchase securities for long-term investment and therefore will have a relatively low turnover rate. Annual turnover rate of 100% or more is considered high and will result in increased costs to the Portfolios. PIMCO Inflation Protected Bond Portfolio, PIMCO Total Return Portfolio and RCM Technology Portfolio generally will have annual turnover rates of 100% or more.

DOWNGRADES IN FIXED INCOME DEBT SECURITIES

Unless required by applicable law, the Portfolios are not required to sell or dispose of any debt security that either loses its rating or has its rating reduced after a Portfolio purchases the security.

MANAGEMENT

The Trust's Board of Trustees is responsible for managing the business affairs of the Trust. The Trustees meet periodically to review the affairs of the Trust and to establish certain guidelines which the Manager and Advisers are expected to follow in implementing the investment policies and objectives of the Trust. The Trustees also review the management of the Portfolios' assets by the Advisers. Information about the Trustees and executive officers of the Trust is contained in the SAI.

THE MANAGER


Met Investors Advisory, LLC (the "Manager"), 5 Park Plaza, Suite 1900, Irvine, California 92614, has overall responsibility for the general management and administration of all of the Portfolios. The Manager selects and pays the fees of the Advisers for each of the Trust's Portfolios and monitors each Adviser's investment program. The Manager is an affiliate of MetLife.

With respect to the Met/Franklin Templeton Founding Strategy Portfolio, in addition to its managerial responsibilities, the Manager is responsible for determining the asset allocation range for the Portfolio and ensuring that the allocation is consistent with the guidelines that have been approved by the Board of Trustees. The Manager will rebalance the Portfolio's holdings as deemed necessary to bring the asset allocation of the Portfolio back into alignment with its fixed percentage allocation. The Portfolio is managed by an Investment Committee composed of Elizabeth M. Forget, John Guthrie, Jr., CFA, Alan C. Leland, Jr., CFA, Thomas C. McDevitt, CIMA, Darrel A. Olson, CFA and Jeffrey L. Bernier, CIMA.

  . MS. FORGET, chair of the Committee, has been President of the Manager since December 2000, has been President and Trustee of the Trust since December 2000, has been a Senior Vice President of MetLife, Inc. since May 2007, has been President of MetLife Advisers, LLC since May 2006, and has been Trustee of Metropolitan Series Fund, Inc. and Metropolitan Series Fund II since August 2006.

  . MR. GUTHRIE, CFA, Vice President of the Manager, is also Senior Vice President of MetLife Advisers, LLC and serves on MetLife Advisers LLC's Board of Managers. He is also a Vice President of Metropolitan Life Insurance Company. Mr. Guthrie joined New England Life Insurance Company (an indirect subsidiary of MetLife, Inc.) in 1969 and has served in various positions since that time.

  . MR. LELAND, CFA, Vice President of the Manager, joined MetLife in 1974. Prior to becoming Vice President of Metropolitan Life Insurance Company in the Annuity Product Management business unit and Chief Financial Officer of MetLife Advisers, LLC, he worked in both MetLife's Investment Department and Group Pension Department.

  . MR. MCDEVITT, CIMA, Vice President of the Manager, also is a Vice President of MetLife Advisers, LLC and is primarily responsible for the oversight of the investment functions of Metropolitan Series Fund, Inc.'s subadvisers and performance analyses of Metropolitan Series Fund, Inc.'s portfolios. Mr. McDevitt joined Metropolitan Life Insurance Company in 1980 and was responsible for the development, marketing and servicing of an asset allocation and investment advisory service for group pension clients.

  . MR. OLSON, CFA, Vice President of the Manager, has been with Metropolitan Life Insurance Company for over 25 years and is a Director in the Investments Department.

    Currently, Mr. Olson manages the assets under MetLife's Employee Benefit
     Plans. In addition, Mr. Olson serves as Chief of Staff for a review board that oversees all of MetLife's use of unaffiliated managers.

  . MR. BERNIER, CIMA, joined Metropolitan Life Insurance Company in December 2007. He has been a Vice President of Metropolitan Life Insurance Company and a Vice President of the Manager since 2008. From July 2004 to December 2007 Mr. Bernier was a Director and Senior Investment Analyst of Investment Management Services for John Hancock Financial Services. From May 2000 to December 2001 Mr. Bernier was an Assistant Vice President in the Corporate and Investment Banking division of Wachovia Securities.

The SAI provides additional information about each Committee member's compensation, other accounts managed and the member's ownership of securities in the Portfolio.


As compensation for its services to the Portfolios, the Manager receives monthly compensation at an annual rate of a percentage of the average daily net assets of each Portfolio. The management fees for each Portfolio are:


PORTFOLIO                                          MANAGEMENT FEE
Met/AIM Small Cap Growth Portfolio                 0.88% of first $500 million of such assets plus
                                                   0.83% of such assets over $500 million
---------------------------------------------------------------------------------------------------------------
BlackRock Large Cap Core Portfolio                 0.625% of first $250 million of such assets plus
                                                   0.60% of such assets over $250 million up to $500 million
                                                   plus 0.575% of such assets over $500 million up to $1
                                                   billion plus 0.55% of such assets over $1 billion up to $2 billion plus 0.50% of such assets over $2 billion
---------------------------------------------------------------------------------------------------------------
Clarion Global Real Estate Portfolio               0.70% of first $200 million of such assets plus
                                                   0.65% of such assets over $200 million up to $750 million
                                                   plus 0.55% of such assets over $750 million
---------------------------------------------------------------------------------------------------------------
Met/Franklin Income Portfolio                      0.80% of first $200 million of such assets plus
                                                   0.675% of such assets over $200 million up to $500 million plus 0.65% of such assets over $500 million
---------------------------------------------------------------------------------------------------------------
Met/Franklin Mutual Shares Portfolio               0.80%
---------------------------------------------------------------------------------------------------------------
Met/Franklin Templeton Founding Strategy Portfolio 0.05%
---------------------------------------------------------------------------------------------------------------
Harris Oakmark International Portfolio             0.85% of first $100 million of such assets plus
                                                   0.80% of such assets over $100 million up to $1 billion
                                                   plus 0.75% of such assets over $1 billion
---------------------------------------------------------------------------------------------------------------
Janus Forty Portfolio                              0.65% of first $1 billion of such assets plus
                                                   0.60% of such assets over $1 billion
---------------------------------------------------------------------------------------------------------------
Lazard Mid Cap Portfolio                           0.70% of first $500 million of such assets plus 0.675% of
                                                   such assets over $500 million up to $1 billion plus 0.60% of such assets over $1 billion
---------------------------------------------------------------------------------------------------------------
Legg Mason Partners Aggressive Growth Portfolio    0.65% of first $500 million of such assets plus
                                                   0.60% of such assets over $500 million up to $1 billion
                                                   plus 0.55% of such assets over $1 billion up to $2 billion plus 0.50% of such assets over $2 billion
---------------------------------------------------------------------------------------------------------------
Legg Mason Value Equity Portfolio                  0.65% of first $200 million of such assets plus 0.63% of
                                                   such assets over $200 million
---------------------------------------------------------------------------------------------------------------

PORTFOLIO                                  MANAGEMENT FEE
Lord Abbett Bond Debenture Portfolio       0.60% of first $250 million of such assets plus
                                           0.55% of such assets over $250 million up to $500 million
                                           plus 0.50% of such assets over $500 million up to $1 billion plus 0.45% of such assets over $1 billion
-------------------------------------------------------------------------------------------------------
MFS(R) Research International Portfolio    0.80% of first $200 million of such assets plus
                                           0.75% of such assets over $200 million up to $500 million
                                           plus 0.70% of such assets over $500 million up to $1 billion plus 0.65% of such assets over $1 billion
-------------------------------------------------------------------------------------------------------
Oppenheimer Capital Appreciation Portfolio 0.65% of first $150 million of such assets plus
                                           0.625% of such assets over $150 million up to $300 million plus 0.60% of such assets over $300 million up to $500
                                           million plus 0.55% of such assets over $500 million up to
                                           $700 million plus 0.525% of such assets over $700 million
                                           up to $900 million plus 0.50% of such assets over $900
                                           million
-------------------------------------------------------------------------------------------------------
PIMCO Inflation Protected Bond Portfolio   0.50% of first $1.2 billion of such assets plus
                                           0.45% of such assets over $1.2 billion
-------------------------------------------------------------------------------------------------------
PIMCO Total Return Portfolio               0.50% of first $1.2 billion of such assets plus
                                           0.475% of such assets over $1.2 billion
-------------------------------------------------------------------------------------------------------
RCM Technology Portfolio                   0.88% of first $500 million of such assets plus
                                           0.85% of such assets over $500 million
-------------------------------------------------------------------------------------------------------
T. Rowe Price Mid Cap Growth Portfolio     0.75% of such assets
-------------------------------------------------------------------------------------------------------
Met/Templeton Growth Portfolio             0.70% of first $100 million of such assets plus
                                           0.68% of such assets over $100 million up to $250 million
                                           plus 0.67% of such assets over $250 million up to $500
                                           million plus 0.66% of such assets over $500 million up to
                                           $750 million plus 0.65% of such assets over $750 million
-------------------------------------------------------------------------------------------------------


A discussion regarding the basis of the decision of the Trust's Board of Trustees' to approve the Management Agreement with the Manager and the investment advisory agreements with the Advisers is available in each Portfolio's annual or semi-annual report.

EXPENSE LIMITATION AGREEMENT


In the interest of limiting expenses of certain Portfolios until April 30, 2009, the Manager has entered into an expense limitation agreement with the Trust ("Expense Limitation Agreement"). Pursuant to that Expense Limitation Agreement, the Manager has agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses of the Portfolios set forth below, other than interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, other extraordinary expenses not incurred in the ordinary course of each Portfolio's business, with respect to Met/Franklin Templeton Founding Strategy Portfolio acquired fund fees and expenses and amounts payable pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act, are limited to the following respective expense ratios:



                                                     TOTAL EXPENSES LIMITED TO
  PORTFOLIOS                                         (% OF DAILY NET ASSETS)
  Met/Franklin Income Portfolio                                0.90%
  Met/Franklin Mutual Shares Portfolio                         0.90%
  Met/Franklin Templeton Founding Strategy Portfolio           0.05%
  Lazard Mid Cap Portfolio                                     0.80%

                                                 TOTAL EXPENSES LIMITED TO
      PORTFOLIOS                                 (% OF DAILY NET ASSETS)
      Oppenheimer Capital Appreciation Portfolio           0.75%
      RCM Technology Portfolio                             1.10%
      Met/Templeton Growth Portfolio                       0.80%



Each Portfolio may at a later date reimburse the Manager the management fees waived or limited and other expenses assumed and paid by the Manager pursuant to the Expense Limitation Agreement provided such Portfolio has reached a sufficient asset size to permit such reimbursement to be made without causing the total annual expense ratio of such Portfolio to exceed the percentage limits stated above. Consequently, no reimbursement by a Portfolio will be made unless: (i) the Portfolio's total annual expense ratio is less than the respective percentages stated above; and (ii) the payment of such reimbursement has been approved by the Trust's Board of Trustees.


The total amount of reimbursement to which the Manager may be entitled will equal, at any time, the sum of (i) all investment management fees previously waived or reduced by the Manager and (ii) all other payments previously remitted by the Manager to the Portfolio during any of the previous five fiscal years, less any reimbursement that the Portfolio has previously paid to the Manager with respect to (a) such investment management fees previously waived or reduced and (b) such other payments previously remitted by the Manager to the Portfolio.

THE ADVISERS

Under the terms of the agreements between each Adviser and the Manager, the Adviser will develop a plan for investing the assets of each Portfolio, select the assets to be purchased and sold by each Portfolio, select the broker-dealer or broker-dealers through which the Portfolio will buy and sell its assets, and negotiate the payment of commissions, if any, to those broker-dealers. Each Adviser follows the investment policies set by the Manager and the Board of Trustees for each of the Portfolios. Day-to-day management of the investments in each Portfolio is the responsibility of the Adviser's portfolio managers. The portfolio managers of each Portfolio are indicated below following a brief description of each Adviser. The SAI provides additional information about each committee member's or portfolio manager's compensation, other accounts managed and the person's ownership of securities in the Portfolio.

The Trust and the Manager have received an exemptive order from the Securities and Exchange Commission that permits the Manager, subject to certain conditions, and without the approval of shareholders to: (a) employ a new unaffiliated investment adviser for a Portfolio pursuant to the terms of a new investment advisory agreement, in each case either as a replacement for an existing Adviser or as an additional Adviser; (b) change the terms of any investment advisory agreement; and (c) continue the employment of an existing Adviser on the same advisory contract terms where a contract has been assigned because of a change in control of the Adviser. In such circumstances, shareholders would receive notice of such action, including the information concerning the new Adviser that normally is provided in a proxy statement.

The Manager pays each Adviser a fee based on the Portfolio's average daily net assets. No Portfolio is responsible for the fees paid to each of the Advisers.

INVESCO AIM CAPITAL MANAGEMENT, INC. ("AIM"), 11 Greenway Plaza, Suite 100, Houston, Texas 77046, is the Adviser to the Met/AIM Small Cap Growth Portfolio of the Trust. AIM has acted as an investment adviser since its organization in 1986. Today, AIM, together with its affiliates, advises or manages over 200 investment portfolios, including the Portfolio, encompassing a broad range of investment objectives. AIM is an indirect wholly owned subsidiary of AMVESCAP PLC, London, England. Total net assets under the management of AIM and its affiliates was approximately $149 billion as of December 31, 2007.


AIM uses a team approach to investment management. The members of the team who are primarily responsible for the day-to-day management of the Portfolio are:


  . JULIET S. ELLIS (lead manager), Senior Portfolio Manager, has been responsible for the Portfolio since 2004 and has been associated with AIM and/or its affiliates since 2004. From 2000 to 2004, she was Managing Director and from 1993 to 2004, she was a senior portfolio manager with JPMorgan Fleming Asset Management.

  . JUAN R. HARTSFIELD, Portfolio Manager, has been responsible for the Portfolio since 2004 and has been associated with AIM and/or its affiliates since 2004. From 2000 to 2004, he was a co-portfolio manager with JPMorgan Fleming Asset Management. From 1999 to 2000, he was a management consultant with Booz Allen & Hamilton.

  . CLAY MANLEY, Portfolio Manager, has been responsible for the Portfolio since 2008 and has been with AIM and/or its affiliates since 2001.


  . They are assisted by the Small Cap Core/Growth Team which may be comprised of portfolio managers, research analysts and other investment professionals of AIM. Team members provide research support and make securities recommendations with respect to the Portfolio's holdings, but do not have day-to-day management responsibilities with respect to the Portfolio's holdings. Members of the Team may change from time to time.


BLACKROCK ADVISORS, LLC, 100 Bellevue Parkway, Wilmington, Delaware 19809, is the Adviser to the BlackRock Large Cap Core Portfolio of the Trust. BlackRock Advisors, LLC is a wholly-owned subsidiary of BlackRock, Inc., which is an affiliate of The PNC Financial Services Group, Inc. and Merrill Lynch & Co., Inc.

  . ROBERT C. DOLL, Jr., is the senior portfolio manager and is primarily responsible for the day-to-day management of the Portfolio and the selection of its investments. He has been the Portfolio's and its predecessor's portfolio manager since 2003. Mr. Doll has been Vice Chairman and Director of BlackRock, Inc. and Global Chief Investment Officer for Equities, Chairman of the BlackRock Retail Operating Committee and member of the BlackRock Executive Committee since 2006. Mr. Doll was President of FAM and its affiliate, Merrill Lynch Investment Managers, L.P. ("MLIM"), from 2001 to 2006. He was President and a member of the Board of the funds advised by MLIM and its affiliates from 2005 to 2006.

ING CLARION REAL ESTATE SECURITIES L.P. (the "Adviser") serves as Adviser to the Clarion Global Real Estate Portfolio of the Trust. The Adviser was founded in 1969 and is a Delaware limited partnership. The Adviser is an indirect, wholly-owned subsidiary of ING Groep, N.V. and is an affiliate of ING Investments. The Adviser's principal address is 200 King of Prussia, Radnor, PA 19087. The Adviser is in the business of providing investment advice to institutional and individual client accounts which, as of December 31, 2007, were valued in excess of $17 billion.

The following individuals are jointly responsible for the day-to-day management of the Portfolio.

  . T. RITSON FERGUSON, Chief Investment Officer ("CIO") and Portfolio Manager, has 22 years of real estate investment experience. Mr. Ferguson has managed the ING Global Real Estate Fund's portfolio since November 2001. Mr. Ferguson has served as Co-CIO and more recently CIO of the Adviser since 1991.

  . STEVEN D. BURTON, Managing Director and Portfolio Manager, is a member of the Adviser's Investment Committee and has managed the ING Global Real Estate Fund's portfolio since November 2001. He is also responsible for evaluating the investment potential of public real estate companies outside of the U.S. Mr. Burton joined the Adviser in 1995.

  . JOSEPH P. SMITH, Managing Director and Portfolio Manager, is a member of the Adviser's Investment Committee of the Adviser and has managed the ING Global Real Estate Fund's portfolio since February 2007. Mr. Smith joined ING Clarion in 1997 and has 14 years of real estate investment management experience.

PRIOR EXPERIENCE WITH COMPARABLE FUND

The Adviser became the adviser to the Clarion Global Real Estate Portfolio in April 2008. In order to provide you with information regarding the investment capabilities of the Adviser, performance information regarding the ING Global Real Estate Fund ("ING Fund") is presented. The Portfolio and the ING Fund, which is also advised by the Adviser, have substantially similar investment objectives, policies, and strategies. Management fees paid by the ING Fund are higher than the fees paid by the Portfolio. If the same level of management fees charged to the Portfolio had been charged to the ING Fund, the average annual return during the period would have been higher than the returns set forth below. Such performance information should not be relied upon as an indication of the future performance of the Portfolio because, among other things, the asset sizes and expenses of ING Fund and the Portfolio will vary.

The table below compares the ING Global Real Estate Fund's average annual compounded total returns on a before tax basis for the 1- and 5-year periods and from inception through 12/31/07 with the S&P/Citigroup World Property Index, an unmanaged index which tracks the performance of the investable universe of publicly traded property companies with more than 450 constituents from 24 countries. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index. The calculations of total return assume the reinvestment of all dividends and capital gain distributions and the deduction of all recurring expenses that were charged to shareholder accounts. These figures do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower.



         Average Annual Total Return as of 12/31/07
-----------------------------------------------------------
                                                      Since
                                     1 Year 5 Years Inception
------------------------------------ ------ ------- ---------
ING Global Real Estate Fund--Class A
 Before Taxes                        -6.87%  23.49%   20.77%*
S&P/Citigroup World Property Index   -7.27%  23.55%   20.32%*
*Inception date is 11/5/01.

FRANKLIN ADVISERS, INC. ("Franklin Advisers"), One Franklin Parkway, San Mateo, California 94403-1906, is the Adviser to the Met/Franklin Income Portfolio of the Trust. Franklin Advisers is a direct, wholly-owned subsidiary of Franklin Resources, Inc. Together, Franklin Advisers and its affiliates managed over $643 billion in assets as of December 31, 2007.

The Met/Franklin Income Portfolio is managed by a team of professionals focused on investments in debt and equity securities. The portfolio managers of the team are as follows:

  . EDWARD D. PERKS CFA, Senior Vice President. Mr. Perks joined Franklin Templeton in 1992.

  . CHARLES B. JOHNSON, Chairman of Franklin Resources, Inc. He joined Franklin Templeton in 1957.

Mr. Perks has primary responsibility for the investments of the Portfolio.

PRIOR EXPERIENCE WITH COMPARABLE FUND

The Met/Franklin Income Portfolio and the Franklin Income Fund, a retail fund which is also advised by Franklin Advisers, have substantially similar investment objectives, policies, and strategies. Since the Met/Franklin Income Portfolio commenced operations in April 2008, it does not have any operating history. In order to provide you with information regarding the investment capabilities of Franklin Advisers, performance information regarding the Franklin Income Fund is presented. Management fees paid by the Franklin Income Fund are lower than the fees to be paid by the Portfolio. If the same level of management fees charged to the Portfolio had been charged to the Franklin Income Fund, the average annual return during the period would have been lower than the returns set forth below. This result assumes that the current management fee paid by the Franklin Income Fund, as a percentage of average net assets, applied to all prior periods. Such performance information should not be relied upon as an indication of the future performance of the Portfolio because, among other things, the asset sizes and expenses of the Franklin Income Fund and the Portfolio will vary.

The table below compares the Franklin Income Fund's average annual compounded total returns for the 1-, 5- and 10-year periods through 12/31/07 with the Standard & Poor's 500 Composite Stock Index ("S&P 500 Index") and the Lehman Brothers U.S. Aggregate Index. The S&P 500 Index is a widely recognized unmanaged index that measures the stock performance of 500 large- and medium-sized companies and is often used to indicate the performance of the overall stock market. The Lehman Brothers U.S. Aggregate Index covers the U.S. investment grade fixed-rate bond market, with index components for government and corporate securities, mortgage pass-through securities and asset-backed securities. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index. The calculations of total return assume the reinvestment of all dividends and capital gain distributions and the deduction of all recurring expenses that were charged to shareholder accounts. These figures do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower.



         Average Annual Total Return as of 12/31/07
-----------------------------------------------------------
                                     1 Year 5 Years 10 Years
------------------------------------ ------ ------- --------
Franklin Income Fund--Advisor Class   5.08%  13.56%   8.60%
S&P 500 Index                         5.48%  12.82%   5.89%
Lehman Brothers U.S. Aggregate Index  6.97%   4.42%   5.97%

FRANKLIN MUTUAL ADVISERS, LLC ("Franklin Mutual"), 101 John F. Kennedy Parkway, Short Hills, New Jersey 07078, is the Adviser to the Met/Franklin Mutual Shares Portfolio of the Trust. Franklin Mutual is an indirect, wholly-owned subsidiary of Franklin Resources, Inc. Together, Franklin Mutual and its affiliates managed over $643 billion in assets as of December 31, 2007.

The following individuals are jointly responsible for the day-to-day management of the Met/Franklin Mutual Shares Portfolio:

  . PETER A. LANGERMAN, Co-Portfolio Manager. Mr. Langerman is the President and Chief Executive Officer of Franklin Mutual. He rejoined Franklin Templeton in 2005. He joined Franklin Templeton in 1996, serving in various capacities, including
    President and Chief Executive Officer of Franklin Mutual and a member of the management team of the Franklin Mutual Series Fund, Inc., including the Mutual Shares Fund, before leaving in 2002 and serving as director of New Jersey's Division of Investment, overseeing employee pension funds.

  . F. DAVID SEGAL CFA, Co-Portfolio Manager. He joined Franklin Templeton in 2002.

  . DEBORAH A. TURNER CFA, Assistant Portfolio Manager. She joined Franklin Templeton in 1996.

Messrs. Langerman and Segal have primary responsibility for the investments of the Portfolio. Ms. Turner provides research and advice on the purchases and sales of individual securities and portfolio risk assessment.

PRIOR EXPERIENCE WITH COMPARABLE FUND

The Met/Franklin Mutual Shares Portfolio and the Mutual Shares Fund, a retail fund which is also advised by Franklin Mutual, have substantially similar investment objectives, policies, and strategies. Since the Met/Franklin Mutual Shares Portfolio commenced operations in April 2008, it does not have any operating history. In order to provide you with information regarding the investment capabilities of Franklin Mutual, performance information regarding the Mutual Shares Fund is presented. Management fees paid by the Mutual Shares Fund are lower than the fees to be paid by the Portfolio. If the same level of management fees charged to the Portfolio had been charged to the Mutual Shares Fund, the average annual return during the period would have been lower than the returns set forth below. This result assumes that the current management fee paid by the Mutual Shares Fund, as a percentage of average net assets, applied to all prior periods. Such performance information should not be relied upon as an indication of the future performance of the Portfolio because, among other things, the asset sizes and expenses of the Mutual Shares Fund and the Portfolio will vary.

The table below compares the Franklin Income Fund's average annual compounded total returns for the 1-, 5- and 10-year periods through 12/31/07 with the S&P 500 Index. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index. The calculations of total return assume the reinvestment of all dividends and capital gain distributions and the deduction of all recurring expenses that were charged to shareholder accounts. These figures do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower.



    Average Annual Total Return as of 12/31/07
--------------------------------------------------
                            1 Year 5 Years 10 Years
--------------------------- ------ ------- --------
Mutual Shares Fund--Class Z  3.30%  14.25%   9.26%
S&P 500 Index                5.48%  12.82%   5.89%



CLEARBRIDGE ADVISORS, LLC ("ClearBridge"), 620 8th Avenue, New York, New York 10018, is the Adviser to the Legg Mason Partners Aggressive Growth Portfolio of the Trust. ClearBridge is an investment advisor that succeeded the equity securities portfolio management business of Citigroup Asset Management, which was acquired by Legg Mason, Inc. in December 2005. Assets under management by ClearBridge were approximately $100.5 billion as of December 31, 2007. ClearBridge is a wholly-owned subsidiary of Legg Mason, Inc.


The following individuals are jointly responsible for managing the Portfolio:

  . RICHARD FREEMAN, is an investment officer of ClearBridge. Mr. Freeman has managed the Legg Mason Partners Aggressive Growth Fund, Inc. on which the Portfolio is modeled since its inception in 1983 and has more than 29 years of investment experience.

  . EVAN BAUMAN, has been with the organization since 1996 and has over 10 years of investment experience.

PRIOR EXPERIENCE WITH COMPARABLE FUND


The Legg Mason Partners Aggressive Growth Portfolio and the Legg Mason Partners Aggressive Growth Fund ("Aggressive Growth Fund"), which is sub-advised by ClearBridge, have substantially similar investment objectives, policies, and strategies. ClearBridge began managing the Portfolio in October 2006. In order to provide you with information regarding the investment capabilities of ClearBridge, performance information regarding the Aggressive Growth Fund is presented. Management fees paid by the Aggressive Growth Fund are more than the fees paid by the Portfolio. If the same level of management fees charged to the Portfolio had been charged to the Aggressive Growth Fund, the average annual return during the period would have been more than the returns set forth below. The result assumes that the current management fee paid by the Aggressive Growth Fund, as a percentage of average net assets, applied to all prior periods. Such performance information should not be relied upon as an indication of the future performance of the Portfolio because, among other things, the asset sizes and expenses of Aggressive Growth Fund and the Portfolio will vary. The table below compares the Aggressive Growth Fund's average annual compounded total returns for the 1-, 5- and 10-year periods through 12/31/07 with the Russell 3000 Growth Index. The calculations of total return assume the reinvestment of all dividends and capital gain distributions and the deduction of all recurring expenses that were charged to shareholder accounts. These figures do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower.


         Average Annual Total Return as of 12/31/07
-------------------------------------------------------------------------
                                             1 Year    5 Year    10 Years
  --------------------------------------     --------- --------- --------
Aggressive Growth Fund**
 Class A shares (without sales charge)        1.22%    13.19%     12.08%
Russell 3000 Growth Index                    11.40%    12.42%      3.53%
**Prior to April 7, 2006, known as Smith Barney Aggressive Growth Fund, Inc.



HARRIS ASSOCIATES L.P. ("Harris"), Two North La Salle Street, Suite 500, Chicago, Illinois 60602, is the Adviser to the Harris Oakmark International Portfolio of the Trust. Harris is a Delaware limited partnership organized in 1995. The general partnership interest in Harris is owned by Harris Associates Inc., which in turn is a wholly-owned subsidiary of Paris-based Natixis Global Asset Management L.P. Together with its predecessor, Harris has managed mutual funds since 1970 and manages more than $657 billion of assets as of December 31, 2007.


  . DAVID G. HERRO, CFA, Partner and Chief Investment Officer-International, and ROBERT A. TAYLOR, CFA, Partner and Director of International Research, manage the Portfolio. Mr. Herro joined Harris in 1992 as a portfolio manager and analyst. Mr. Taylor joined Harris in 1994 as an International Analyst.


JANUS CAPITAL MANAGEMENT LLC ("Janus"), 151 Detroit Street, Denver, Colorado 80206, is the Adviser to the Janus Forty Portfolio of the Trust. Janus (together with its predecessors) has served as an investment adviser since 1969 and serves as investment adviser or sub-adviser to Separately Man-aged Accounts, Mutual Funds, as well as Commingled Pools or private funds, and Wrap Fee Accounts. Janus is a direct subsidiary of Janus Capital Group Inc. ("JCGI"), a publicly traded company with principal operations in financial asset management businesses. JCGI owns approximately 95% of Janus, with the remaining 5% held by Janus Management Holdings Corporation. As of December 31, 2007, JCGI had approximately $206.7 billion in assets under management.

  . RON SACHS, CFA, manages the Janus Forty Portfolio, which he has managed since January 2008. Mr. Sachs is also Portfolio Manager of other Janus accounts. Mr. Sachs joined Janus in 1996 as a research analyst, and has acted as a Portfolio Manager of other Janus-advised mutual funds since June 2000. Mr. Sachs holds a Bachelor's degree (cum laude) in Economics from Princeton and a law degree from the University of Michigan. He holds the Chartered Financial Analyst designation.

LAZARD ASSET MANAGEMENT LLC, 30 Rockefeller Plaza, New York, New York 10112-6300, ("Lazard") serves as the Adviser to the Lazard Mid Cap Portfolio of the Trust. Lazard is a wholly-owned subsidiary of Lazard, Ltd., Clarendon House, 2 Church Street, Hamilton HM 11, Bermuda. Lazard and its global affiliates provide investment management services to client discretionary accounts with assets totaling approximately $126.9 billion as of December 31, 2007. Its clients are both individuals and institutions, some of whose accounts have investment policies similar to those of the Portfolio.

The following individuals are jointly responsible for managing the Portfolio:

  . CHRISTOPHER BLAKE, Managing Director, Portfolio/Analyst. Christopher Blake is a Managing Director of Lazard and a Portfolio Manager/Analyst for the U.S. Mid Cap and Strategic Equity portfolios (including the North American Equity Fund, the brand name of the U.S. Strategic Equity offshore fund). He joined Lazard in 1995. Mr. Blake was a Lazard Research Analyst covering the consumer sector, and beginning in 1996, was a Research Analyst on the U.S. Small Cap team.

  . GARY BUESSER, CFA, Director, Portfolio Manager. He is a Portfolio Manager for the U.S. Mid Cap and Strategic Equity portfolios. Prior to joining the Lazard in 2000, Mr. Buesser worked for Evergreen Funds, SG Cowen, Shearson Lehman Brothers, and Kidder Peabody. He began working in the investment field in 1983.

  . ROBERT A. FAILLA, CFA, Director, Portfolio Manager. Robert Failla is a Senior Vice President of Lazard, and a Portfolio Manager for the U.S. Mid Cap and Strategic Equity portfolios. Prior to joining Lazard in 2003,
     Mr. Failla was associated with AllianceBernstein, where he worked as a Portfolio Manager on a large-cap and all-cap product. He began working in the investment field in 1993.

  . ANDREW LACEY, Deputy Chairman, U.S. and Global Products. Andrew Lacey is a Deputy Chairman of Lazard for U.S. and Global products. He is also a portfolio manager on the U.S. Equity, U.S. Equity Select, U.S. Equity Value, U.S. Mid Cap, and U.S. Strategic products. Mr. Lacey become a full-time member of the equity team in 1996.

PRIOR EXPERIENCE WITH COMPARABLE FUND


The Lazard Mid Cap Portfolio and the Lazard Mid Cap Fund, which is also advised by Lazard, have substantially similar investment objectives, policies, and strategies. Lazard began managing the Portfolio in December 2005. In order to provide you with information regarding the investment capabilities of Lazard, performance information regarding the Lazard Mid Cap Fund is presented. Management fees paid by the Lazard Mid Cap Fund are greater than the fees paid by the Portfolio. If the same level of management fees charged to the Portfolio had been charged to the Lazard Mid Cap Fund, the average annual return during the period would have been higher than the returns set forth below. This result assumes that the current management fee paid by the Lazard Mid Cap Fund, as a percentage of average net assets, applied to all prior periods. Such performance information should not be relied upon as an indication of the future performance of the Portfolio because, among other things, the asset sizes and expenses of Lazard Mid Cap Fund and the Portfolio will vary.

The table below compares the Lazard Mid Cap Fund's average annual compounded total returns for the 1-, 5- and 10-year periods through 12/31/07 with the S&P Mid Cap 400 Index, an unmanaged index which measures the performance of mid-sized companies and covers approximately 7% of the U.S. equities market. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index. The calculations of total return assume the reinvestment of all dividends and capital gain distributions and the deduction of all recurring expenses that were charged to shareholder accounts. These figures do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower.


          Average Annual Total Return as of 12/31/07
--------------------------------------------------------------
                                         1 Year 5 Year 10 Year
---------------------------------------- ------ ------ -------
Lazard Mid Cap Fund--Institutional Class -2.93% 14.38%  9.01%
S&P Mid Cap 400 Index                     7.98% 16.20% 11.19%



LEGG MASON CAPITAL MANAGEMENT, INC. ("LMCM"), 100 Light Street, Baltimore, Maryland 21202, is the Adviser to the Legg Mason Value Equity Portfolio of the Trust. LMCM provides investment advisory services for registered mutual funds, company retirement plans, foundations, endowments, trust companies, and high net-worth individuals. As of December 31, 2007, LMCM and its sister companies had aggregate assets under management of approximately $59.7 billion.


  . MARY CHRIS GAY, as portfolio manager, has primary responsibility for the day-to-day management of the Portfolio. Ms. Gay will employ the investment strategies of Bill Miller, the Chief Investment Officer ("CIO") of LMCM. Ms. Gay is a Senior Vice President and Portfolio Manager at LMCM. Ms. Gay has managed or co-managed equity funds advised by LMCM since 1998 and has been employed by one or more affiliates of Legg Mason, Inc. ("Legg Mason") since 1989. Mr. Miller, as CIO, leads LMCM's investment team and is the creator of the LMCM investment process. Mr. Miller has been associated with Legg Mason since 1982.

PRIOR EXPERIENCE WITH COMPARABLE FUND

The Legg Mason Value Equity Portfolio and the Legg Mason Value Trust, Inc. ("Legg Mason Value Trust"), which is also advised by LMCM, have substantially similar investment objectives, policies and strategies. LMCM began managing the Legg Mason Value Trust on April 1, 2005. Prior to that date, the Legg Mason Value Trust was managed by Legg Mason Funds Management, Inc. ("LMFM"), an affiliate of LMCM. LMFM and LMCM have substantially the same portfolio management personnel. The Legg Mason Value Trust is managed in the same manner both before and after April 1, 2005. Since the Portfolio commenced operations in November, 2005, it has a limited operating history. In order to provide you with information regarding the investment capabilities of LMCM, performance information regarding the Legg Mason Value Trust is presented. Management fees paid by the Legg Mason Value Trust are more than the fees paid by the Portfolio. If the same level of management fees charged to the Portfolio had been charged to the Legg Mason Value Trust, the average annual return during the period would have been higher than the returns set forth below. This result assumes that the current management fee paid by the Legg Mason Value Equity Trust, as a percentage of average net assets, applied in all prior periods. Such performance information should not be relied upon as an indication of the future performance of the Portfolio because, among other things, the asset sizes and expenses of Legg Mason Value Trust and the Portfolio will vary.


The table below compares the Legg Mason Value Trust's average annual compounded total returns for the 1-, 5- and 10-year periods through December 31, 2007 with the Standard &

Poor's 500 Composite Stock Index ("S&P 500 Index"). An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index. The calculations of total return assume the reinvestment of all dividends and capital gain distributions and the deduction of all recurring expenses that were charged to shareholder accounts. These figures do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower.


            Average Annual Total Return as of 12/31/07
-----------------------------------------------------------------
                                             1 Year 5 Year 10 Year
-------------------------------------------- ------ ------ -------
Legg Mason Value Trust--Primary Class shares -6.66% 10.83%  7.92%
S&P 500 Index                                 5.49% 12.83%  5.91%



LORD, ABBETT & CO. LLC ("Lord Abbett"), 90 Hudson Street, Jersey City, New Jersey 07302, is the Adviser to the Lord Abbett Bond Debenture Portfolio of the Trust. Founded in 1929, Lord Abbett manages one of the nation's oldest mutual fund complexes, with assets under management of approximately $110 billion in mutual funds and other advisory accounts as of December 31, 2007.

  . Lord Abbett uses a team of investment managers and analysts acting together to manage the Portfolio's investments. CHRISTOPHER J. TOWLE, Partner and Investment Manager of Lord Abbett, heads the team and is primarily responsible for the day-to-day management of the Portfolio. Mr. Towle joined Lord Abbett in 1987, is the holder of a Chartered Financial Analyst designation and has been in the investment business since 1980. He has been a member of the team since 1993.

MASSACHUSETTS FINANCIAL SERVICES COMPANY ("MFS"), 500 Boylston Street, Boston, Massachusetts 02116, is the Adviser to the MFS(R) Research International Portfolio of the Trust. MFS is America's oldest mutual fund organization. MFS is a subsidiary of Sun Life of Canada (U.S.) Financial Services Holdings, Inc., which in turn is an indirect majority-owned subsidiary of Sun Life Financial Inc. (a diversified financial services company). MFS and its predecessor organizations have a history of money management dating from 1924 and the founding of the first mutual fund, Massachusetts Investors Trust. Net assets under the management of the MFS organization were approximately $198 billion as of December 31, 2007.


  . The Portfolio is managed by a committee of research analysts under the general supervision of THOMAS MELENDEZ and JOSE LUIS GARCIA.


  . MR. MELENDEZ, an investment officer of MFS, joined MFS in 2002 as an associate portfolio manager with more than ten years experience, including three years as an Emerging Market Product Specialist for Schroders North America, two years as a General Manager for Schroders Argentina and three years as a Vice President, Latin American Fund Manager for Schroders Capital Management International, London.

  . MR. GARCIA, an investment officer of MFS and global equity research analyst, joined MFS in 2002. Prior to joining MFS, Mr. Garcia was Chief Executive Officer of Telefonica B2B in Mexico City for two years and for two years prior to that position, Principal of Texas Pacific Group.


OPPENHEIMERFUNDS, INC. ("Oppenheimer"), Two World Financial Center, 225 Liberty Street, 11/th/ Floor, New York, New York 10281, is the Adviser to the Oppenheimer Capital

Appreciation Portfolio of the Trust. Oppenheimer has been an investment adviser since January 1960. Oppenheimer (including affiliates) managed more than $260 billion in assets as of December 31, 2007, including other Oppenheimer funds with more than 6 million shareholder accounts.

  .  MARC L. BAYLIN, CFA, acts as manager of the Portfolio.


  . Mr. Baylin joined Oppenheimer on September 6, 2005 as a Vice President. Prior to joining Oppenheimer, he was Managing Director and Lead Portfolio Manager at JP Morgan Fleming Investment Management from June 2002 to August 2005 and was a Vice President of T. Rowe Price where he was an analyst from June 1993 and a portfolio manager from March 1999 to June 2002.


PACIFIC INVESTMENT MANAGEMENT COMPANY LLC ("PIMCO"), 840 Newport Center Drive, Newport Beach, California 92660, is the Adviser to the PIMCO Inflation Protected Bond and PIMCO Total Return Portfolios of the Trust. PIMCO, a Delaware limited liability company, is a majority-owned subsidiary of Allianz Global Investors of America L.P. ("AGI LP"). Allianz SE is the indirect majority owner of AGI LP. Allianz SE is a European-based, multinational insurance and financial services holding company. As of December 31, 2007, PIMCO had approximately $746.3 billion in assets under management.


PIMCO INFLATION PROTECTED BOND PORTFOLIO


  . MIHIR WORAH is an Executive Vice President, portfolio manager, and member of the government and derivatives desk. He joined PIMCO in 2001 as a member of the analytics team and worked on term structure modeling and options pricing.


PIMCO TOTAL RETURN PORTFOLIO


  . WILLIAM H. GROSS, CFA, Managing Director and co-chief investment officer, was a founding partner of PIMCO in 1971.

RCM CAPITAL MANAGEMENT LLC ("RCM"), a subsidiary of AGI LP, Suite 2900, Four Embarcadero Center, San Francisco, California 94111, is the Adviser to the RCM Technology Portfolio of the Trust. Originally founded in 1970, RCM provides investment management and advisory services to private accounts of institutional and individual clients and to mutual funds. RCM is an indirect subsidiary of Allianz AG. As of December 31, 2007, RCM had over $19.8 billion in assets under management.


  . WALTER C. PRICE, CFA, Co-Portfolio Manager, is a Managing Director and Senior Analyst on the Global Technology Team. Mr. Price joined RCM in 1974.

  . HUACHEN CHEN, CFA, Co-Portfolio Manager is a Senior Portfolio Manager with RCM. Mr. Chen joined RCM in 1984.




T. ROWE PRICE ASSOCIATES, INC. ("T. Rowe Price"), 100 East Pratt Street, Baltimore, Maryland 21202, is the Adviser to the T. Rowe Price Mid Cap Growth Portfolio of the Trust. T. Rowe Price was founded in 1937. As of December 31, 2007, T. Rowe Price and its affiliates managed approximately $400 billion in assets for individual and institutional investor accounts. T. Rowe Price is a wholly-owned subsidiary of T. Rowe Price Group, Inc., a publicly traded financial services holding company.

  . The investment management decisions for the Portfolio are made by an Investment Advisory Committee. BRIAN W. H. BERGHUIS acts as Chairman of the Committee. The Committee Chairman has day-to-day responsibility for managing the Portfolio and works with the Committee in developing and executing the Portfolio's investment program. Mr. Berghuis has been chairman of the T. Rowe Price Mid-Cap Growth Fund's committee since 1992. He joined T. Rowe Price in 1985 and has been managing investments since 1988.


TEMPLETON GLOBAL ADVISORS LIMITED ("Templeton"), Lyford Cay, Nassau, Bahamas, is the Adviser to the Met/Templeton Growth Portfolio of the Trust. Templeton is an indirect, wholly-owned subsidiary of Franklin Resources, Inc. Together, Templeton and its affiliates managed over $643 billion in assets as of December 31, 2007.

The Met/Templeton Growth Portfolio is managed by a team of professionals focused on investments in equity securities. The portfolio managers of the team are as follows:

  . LISA F. MYERS CFA, Senior Vice President of Templeton. Ms. Myers provides research and advice on purchases and sales of individual securities and portfolio risk assessment. She joined Franklin Templeton in 1996.

  . TUCKER SCOTT CFA, Executive Vice President of Templeton. Mr. Scott provides research and advice on the purchases and sales of individual securities, and portfolio risk assessment. He joined Franklin Templeton in 1996.

  . CYNTHIA L. SWEETING CFA, President of Templeton. She joined Franklin Templeton in 1997.

Ms. Sweeting has primary responsibility for the investments of the Fund. She has authority over all aspects if the Fund's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio risk assessment, and the management requirements. The degree to which she may perform these functions, and the nature of these functions, may change from time to time.

PRIOR EXPERIENCE WITH COMPARABLE FUND

The Met/Templeton Growth Portfolio and the Templeton Growth Fund, Inc., a retail fund which is also advised by Franklin Mutual, have substantially similar investment objectives, policies, and strategies. Since the Met/Templeton Growth Portfolio commenced operations in April 2008, it does not have any operating history. In order to provide you with information regarding the investment capabilities of Templeton, performance information regarding the Templeton Growth Fund, Inc. is presented. Management fees paid by the Templeton Growth Fund, Inc. are lower than the fees to be paid by the Portfolio. If the same level of management fees charged to the Portfolio had been charged to the Templeton Growth Fund, Inc., the average annual return during the period would have been lower than the returns set forth below. This result assumes that the current management fee paid by the Templeton Growth Fund, Inc., as a percentage of average net assets, applied to all prior periods. Such performance information should not be relied upon as an indication of the future performance of the Portfolio because, among other things, the asset sizes and expenses of the Templeton Growth Fund, Inc. and the Portfolio will vary.

The table below compares the Templeton Growth Fund, Inc.'s average annual compounded total returns for the 1-, 5- and 10-year periods through 12/31/07 with the MSCI World Index, a free float-adjusted, market capitalization-weighted index designed to measure equity market performance in global developed markets. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index. The calculations of total return assume the reinvestment of all dividends and capital gain distributions and the deduction of all recurring expenses that were charged to shareholder accounts. These figures do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower.



            Average Annual Total Return as of 12/31/07
-----------------------------------------------------------------
                                           1 Year 5 Years 10 Years
------------------------------------------ ------ ------- --------
Templeton Growth Fund, Inc.--Advisor Class  2.44%  16.20%   9.72%
MSCI World Index                            9.57%  17.53%   7.45%


DISTRIBUTION PLANS

Each Portfolio has adopted for its Class B and Class E shares a plan pursuant to Rule 12b-1 under the 1940 Act (the "Plan") and pursuant to the Plan, entered into a Distribution Agreement with MetLife Investors Distribution Company, located at 5 Park Plaza, Suite 1900, Irvine, California 92614. MetLife Investors Distribution Company is an affiliate of the Manager, and serves as principal underwriter for the Trust. The Plan permits the use of Trust assets to help finance the distribution of the shares of the Portfolios. Under the Plan, the Trust, on behalf of the Portfolios, is permitted to pay to various service providers up to 0.50% for Class B and up to 0.25% for Class E of the average daily net assets of each Portfolio allocated, as applicable, to Class B and Class E shares as payment for services rendered in connection with the distribution of the shares of the Portfolios. Currently, payments with respect to Class B and Class E shares are limited to 0.25% and 0.15%, respectively, of average net assets, which amount may be increased to the full Plan amount by the Trustees of the Trust without shareholder approval. Because these fees are paid out of Trust assets on an on-going basis, over time these costs will increase the cost of your investment and may cost you more than other types of sales charges.

YOUR INVESTMENT

SHAREHOLDER INFORMATION

The separate accounts of MetLife are the record owners of the Portfolios' shares. Any reference to the shareholder in this Prospectus technically refers to those separate accounts and not to you, the Contract owner. The legal rights of you, the Contract owner, are different from the legal rights of the record owner.

However, MetLife is required to solicit instructions from Contract owners when voting on shareholder issues. Any voting by MetLife as shareholder would therefore reflect the actual votes of Contract owners. Neither the Securities and Exchange Commission nor MetLife requires any specific minimum percentage of Contract owners to vote in order for MetLife to echo vote the remaining unvoted votes. MetLife seeks to obtain a reasonable level of turnout given the particular voting trend. MetLife may use various methods of encouraging Contract owners to vote, including additional solicitations. The practice of echo voting means that a minority of Contract owners may, in practice, determine whether an item passes or fails. Please see "Voting Rights" in the prospectus for the Contracts accompanying this Prospectus for more information on your voting rights.

DISCLOSURE OF PORTFOLIO HOLDINGS

Shares of the Trust are offered only to separate accounts of the Insurance Companies. The following information is generally made available on one or more of the Insurance Company websites (including www.metlifeinvestors.com): (i) the ten largest portfolio holdings of each Portfolio; (ii) unless the Adviser has objected, the percentage of the Portfolio's net assets that each of the portfolio holdings represents; and (iii) the percentage of the Portfolio's net assets that these holdings represent in the aggregate. Unless the Adviser has objected, this information is posted on the website as early as on or about the tenth business day following the calendar quarter and no later than on or about the first business day of the second month following the calendar quarter. The Trust may exclude any portion of these holdings from the posting when deemed in the best interest of the Trust. These postings generally remain until replaced by new postings as described above. For these purposes, a Portfolio's ten largest portfolio holdings are not considered to include swaps, futures, or forward currency transactions or transactions transmitted to the Trust's custodian after certain established cut-off times.

A description of the Portfolios' policies and procedures with respect to the disclosure of the Portfolios' portfolio securities is available in the SAI.

DIVIDENDS, DISTRIBUTIONS AND TAXES

DIVIDENDS AND DISTRIBUTIONS

Each Portfolio intends to distribute substantially all of its net investment income, if any. Each Portfolio distributes its dividends from its net investment income to MetLife's separate accounts at least once a year and not to you, the Contract owner. These distributions are in the form of additional shares and not cash. The result is that a Portfolio's investment performance, including the effect of dividends, is reflected in the cash value of the Contracts. Please see the Contract prospectus accompanying this Prospectus for more information.

All net realized long- or short-term capital gains of each Portfolio are also declared once a year and reinvested in the Portfolio.

TAXES

Please see the Contract prospectus accompanying this Prospectus for a discussion of the tax impact on you resulting from the income taxes the separate accounts owe as a result of their ownership of a Portfolio's shares and their receipt of dividends and capital gains.

Each Portfolio expects to qualify and to continue to qualify as a regulated investment company under Subchapter M of the Code. As qualified, a Portfolio is not subject to federal income tax on that part of its taxable income that it distributes to you. Taxable income consists generally of net investment income, and any capital gains. It is each Portfolio's intention to distribute all such income and gains.

Shares of each Portfolio are currently offered only to the separate accounts of MetLife. Separate accounts are insurance company separate accounts that fund life insurance policies and annuity contracts. Under the Code, an insurance company pays no tax with respect to income of a qualifying separate account when the income is properly allocable to the value of eligible variable annuity or variable life insurance contracts. For a discussion of the taxation of life insurance companies and the separate accounts, as well as the tax treatment of the policies and annuity contracts and the holders thereof, see the discussion of federal income tax considerations included in the prospectus for the Contracts.

Section 817(h) of the Code and the regulations thereunder impose "diversification" requirements on the assets underlying a Contract. Each Portfolio intends to maintain diversification which will allow each Contract to satisfy these requirements. These requirements are in addition to the diversification requirements imposed on each Portfolio by Subchapter M and the 1940 Act. Technically, the section 817(h) requirements provide that, with limited exceptions, as of the end of each calendar quarter or within thirty days thereafter no more than 55% of the assets underlying a Contract may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments, and no more than 90% by any four investments. For this purpose, an investment in a Portfolio is treated not as a single investment but as an investment in each asset owned by the Portfolio, so long as shares of the Portfolio are owned only by separate accounts of insurance companies, by qualified pension and retirement plans, and by a limited class of other investors. The Portfolios are and will be so owned. Thus so long as each Portfolio meets the section 817(h) diversification tests, each Contract will also meet those tests. See the prospectus for the Contracts.

The foregoing is only a summary of some of the important federal income tax considerations generally affecting a Portfolio and you; see the SAI for a more detailed discussion. You are urged to consult your tax advisers.

REPORT TO POLICYHOLDERS

The fiscal year of each Portfolio ends on December 31 of each year. The Trust will send to you, at least semi-annually, reports which show the Portfolios' composition and other information. An annual report, with audited information, will be sent to you each year.

SALES AND PURCHASES OF SHARES


The Trust does not sell its shares directly to the public. The Trust continuously sells Class A shares, Class B shares and Class E shares of the Portfolios, as applicable, only to the separate accounts of MetLife to fund Contracts. The Trust could also offer shares to other separate accounts of other insurers if approved by the Board of Trustees.


PURCHASE AND REDEMPTION OF SHARES

MetLife Investors Distribution Company is the principal underwriter and distributor of the Trust's shares. MetLife Investors Distribution Company places orders for the purchase or redemption of shares of each Portfolio based on, among other things, the amount of net Contract premiums or purchase payments transferred to the separate accounts, transfers to or from a separate account investment division and benefit payments to be effected on a given date pursuant to the terms of the Contract. Such orders are effected, without sales charge, at the net asset value per share for each Portfolio determined on that same date. The Trust reserves the right to reject or limit all or part of any purchase or exchange order for any reason.

The Portfolios are available as investment options under a number of different variable insurance products, many of which do not limit the number of transfers among the available underlying funds. A large number of transfers could raise transaction costs for a Portfolio and could require the Adviser to maintain increased cash reserves, which could harm performance in rising markets.


Shares of the Portfolios are sold and redeemed at their net asset value without the imposition of any sales commission or redemption charge. Class A shares are not subject to a Rule 12b-1 fee. Class B and Class E shares are subject to a Rule 12b-1 fee of 0.25% and 0.15%, respectively, of average daily net assets. (However, certain sales or other charges may apply to the Contract, as described in the Contract prospectus.) Under certain circumstances, redemption proceeds may be paid in securities or other property rather than in cash if the Manager determines it is in the best interests of the Trust.


MARKET TIMING

The Trust's Board of Trustees has adopted certain procedures, described below, to discourage certain types of trading in Portfolio shares that may be harmful to long-term investors, specifically (i) trading that is designed to exploit pricing inefficiencies and thereby dilute the returns of long-term investors; or (ii) frequent trading by an investor that generates sufficiently volatile cash flows to be disruptive to a portfolio manager's ability to manage a Portfolio's assets ((i) or (ii), "market timing"). The Trust is not intended for investment by market timers. The Trust does not knowingly accommodate market timing in any Portfolio and, to the Trust's knowledge, there are no arrangements currently in place that are designed to permit any contract owner to engage in market timing. As discussed above, the Trust reserves the right to reject or limit all or part of any purchase or exchange order for any reason.


The Trust requires that the insurance company separate accounts that invest in the Portfolios have in place policies and procedures reasonably designed to detect and deter market timing in the separate accounts by contract owners. In addition, the Manager monitors cash flows of certain Portfolios identified as presenting pricing inefficiencies that could potentially be exploited by market timers, and, with respect to each Portfolio, conducts certain tests to help detect cash outflows or cash flow volatility that may be disruptive to a portfolio manager's ability to manage the Portfolio. If, based on such monitoring, the Manager believes (i) that a Portfolio's cash flows may reflect a pattern of market timing or (ii) that a Portfolio's cash flows may reflect frequent trading that is disruptive to the management of the Portfolio and it is appropriate given the context of the cash flow volatility (e.g., type of Portfolio, amount of assets), the Manager will refer the matter to the appropriate insurance company or companies.

Further, in accordance with Rule 22c-2 under the 1940 Act, the Trust has contracted with insurance separate accounts to enable it to request and receive information regarding transactions in the shares of the Trust's Portfolios and limit transactions that violate the Trust's policies on market timing.


If the Trust finds that any insurance company has in place inadequate policies and procedures, with respect to a particular separate account, to detect and deter market timing in Portfolio shares and there is evidence of market timing in that separate account, the Trust or any of its Portfolios may be discontinued as an investment option of that separate account. In such an event, all contract owners of such separate account would no longer be able to make new investments in the Trust or any of its Portfolios. The Trust reserves the right to modify this policy, including any procedures established from time to time to effectuate this policy, at any time without notice.

LIMITATIONS ON THE TRUST'S ABILITY TO DETECT AND DETER MARKET TIMING

The Portfolios are available as investment options under a number of different variable insurance products. Owners of these variable insurance products transfer value among sub-accounts of the insurance company separate accounts by contacting the insurance companies. The resulting purchases and redemptions of Portfolio shares are made through omnibus accounts of the insurance companies. The right of an owner of such a variable insurance product to transfer among sub-accounts is governed by a contract between the insurance company and such owner. Many of these contracts do not limit the number of transfers among the available underlying funds that a contract owner may make. The terms of these contracts, the presence of financial intermediaries (including the insurance companies) between the Trust and contract owners, the utilization of omnibus accounts by these intermediaries and other factors such as state insurance laws may limit the Trust's ability to detect and deter market timing. Multiple tiers of such financial intermediaries may further compound the Trust's difficulty in detecting and deterring such market timing activities.

RISKS ASSOCIATED WITH MARKET TIMING GENERALLY

While the Trust will try to detect and deter market timing by utilizing the procedures described above, these procedures may not be successful in identifying or deterring market timing. By realizing profits through short-term trading, contract owners that engage in market timing activities may dilute the value of shares held by long-term investors. Cashflow volatility resulting from frequent trading of Portfolio shares, especially involving large dollar amounts, may disrupt a portfolio manager's ability to manage the Portfolio's assets. Frequent trading may be disruptive if it makes it difficult for a Portfolio to implement its long-term investment strategies, for example by causing the Portfolio to maintain a higher level of its assets in cash to accommodate such frequent trading. Frequent trading may also be disruptive if it forces a Portfolio to sell portfolio securities at inopportune times to raise cash to accommodate such trading activity. In addition, frequent trading may cause a Portfolio to incur increased expenses. For example, as a result of such frequent trading, a Portfolio may be forced to liquidate investments and thereby incur increased brokerage costs and realization of taxable capital gains without attaining any investment advantage. All of these factors may adversely affect Portfolio performance.

Associated with an investment in a Portfolio that itself invests in securities that are, for example, thinly traded, traded infrequently, or relatively less liquid is the risk that the current market price for the securities may not accurately reflect current market values. A market timer may seek to engage in strategies designed to take advantage of these pricing differences ("price arbitrage") and thereby dilute the returns of long-term investors. Portfolios that may be adversely affected by price arbitrage include those Portfolios that significantly invest in small cap equity securities and in certain fixed-income securities, such as high yield bonds.

A Portfolio that invests significantly in foreign securities may be particularly susceptible to strategies designed to exploit pricing inefficiencies. This is because foreign securities are typically traded on markets that close well before the time a Portfolio calculates its net asset value (typically at 4:00 p.m. Eastern Time), which gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities. The time zone differences among international stock markets can allow a market timer engaging in certain strategies to exploit differences in Portfolio share prices that are based on closing prices of foreign securities established some time before the Portfolio calculates its own share price (a type of price arbitrage referred to as "time zone arbitrage"). As discussed more fully below, the Trust has procedures, referred to as fair value pricing, that allow the Trust to adjust closing market prices of foreign securities to reflect what is believed to be the fair value of those securities at the time a Portfolio calculates its net asset value. While there is no assurance, the Portfolios expect that the use of fair value pricing will reduce a market timer's ability to engage in time zone arbitrage to the detriment of Portfolio shareholders.

VALUATION OF SHARES


Each Portfolio's net asset value ("NAV") per share is ordinarily determined once daily, as of the close of the regular session of business on the New York Stock Exchange (NYSE) (usually at 4:00 p.m., Eastern Time), on each day the NYSE is open. To the extent that the Portfolio's assets are traded in other markets when the NYSE is closed, the value of the Portfolio's assets may be effected on days when the Trust is not open for business. In addition, trading in some of the Portfolio's assets may not occur when the Trust is open for business.

NAV of a Portfolio share is computed by dividing the value of the net assets of the Portfolio by the total number of shares outstanding in the Portfolio. Share prices for any transaction are those next calculated after receipt of an order.


Except for money market instruments maturing in 60 days or less and foreign securities as discussed below, securities held by the Portfolios are valued at market value. If market values are not readily available, or if available market quotations are not reliable, securities are priced at their fair value as determined by the Valuation Committee of the Trust's Board of Trustees using procedures approved by the Board of Trustees. The Portfolios may use fair value pricing if the value of a security has been materially affected by events occurring before the Portfolio's calculation of NAV but after the close of the primary markets on which the security is traded. The Portfolios may also use fair value pricing if reliable market quotations are unavailable due to infrequent trading or if trading in a particular security was halted during the day and did not resume prior to the Portfolios' calculation of NAV. The use of fair value pricing has the effect of valuing a security based upon the price a Portfolio might reasonably expect to receive if it sold that security but does not guarantee that the security can be sold at the fair value price. Further, because of the inherent uncertainty of fair valuation, a fair valuation price may differ significantly from the value that would have been used had a ready market for the investment existed, and these differences could be material. With respect to any portion of a Portfolio's assets that is invested in other open-end investment companies, that portion of the Portfolio's NAV is calculated based on the NAV of that investment company. The prospectus for the other investment company explains the circumstances and effects of fair value pricing for that investment company.

Each Portfolio has retained a third party pricing service to automatically fair value each of its investments that is traded principally on a foreign exchange or market, subject to adjustment by the Trust's Valuation Committee. The Valuation Committee will regularly monitor and review the services provided by the pricing service to the Portfolios and periodically report to the Board on the pricing services' performance.

Money market instruments maturing in 60 days or less are valued on the amortized cost basis.

FINANCIAL HIGHLIGHTS


The following financial highlights tables are intended to help you understand each Portfolio's Class A shares, Class B shares and Class E shares financial performance for the past 5 years (or for its period of operation in the case of Portfolios that have operated for less than 5 years). Certain information reflects financial results for a single Portfolio share. Total return in each table shows how much an investment in a Portfolio would have increased (or decreased) during each period (assuming reinvestment of all dividends and distributions). This information, except with respect to BlackRock Large Cap Core Portfolio and Janus Forty Portfolio, has been audited by Deloitte & Touche LLP, whose report is included in the Annual Report of each Portfolio, which are available upon request. With respect to BlackRock Large Cap Core Portfolio and Janus Forty Portfolio, the information for the years ended December 31, 2005, December 31, 2006 and December 31, 2007 has been audited by Deloitte & Touche LLP, whose report is included in the Annual Report of each Portfolio, which are available upon request. For the years 2003 and 2004, other independent accountants have audited this information with regard to BlackRock Large Cap Core Portfolio and Janus Forty Portfolio.



  MET/AIM SMALL CAP GROWTH PORTFOLIO



                                                         FOR THE YEARS ENDED DECEMBER 31,
                                                      ---------------------------------------
CLASS A                                               2007(A) 2006(A) 2005(A) 2004(A) 2003(A)
---------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                   $13.53  $13.66  $12.84  $12.03   $8.65
                                                      ------- ------- ------- ------- -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT LOSS                                    (0.06)  (0.08)  (0.07)  (0.09)  (0.08)
NET REALIZED AND UNREALIZED GAINS                        1.60    1.97    1.18    0.90    3.46
                                                      ------- ------- ------- ------- -------
TOTAL FROM INVESTMENT OPERATIONS                         1.54    1.89    1.11    0.81    3.38
                                                      ------- ------- ------- ------- -------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                       --      --      --      --      --
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS          (0.21)  (2.02)  (0.29)      --      --
                                                      ------- ------- ------- ------- -------
TOTAL DISTRIBUTIONS:                                   (0.21)  (2.02)  (0.29)      --      --
                                                      ------- ------- ------- ------- -------
NET ASSET VALUE, END OF PERIOD                         $14.86  $13.53  $13.66  $12.84  $12.03
                                                      ------- ------- ------- ------- -------
TOTAL RETURN                                           11.40%  13.91%   8.59%   6.73%  39.08%
                                                      ------- ------- ------- ------- -------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                $587.1  $329.3  $215.4   $92.5    $6.2
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES**                                              0.92%   0.97%   0.99%   1.03%   1.04%
NET INVESTMENT LOSS                                   (0.42)% (0.58)% (0.53)% (0.74)% (0.78)%
PORTFOLIO TURNOVER RATE                                 33.6%   56.4%   74.8%   94.9%   29.8%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                0.92%   0.98%  0.96%*  1.02%*   1.16%

--------------------------------------------------------------------------------

* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
** Prior to 05/01/2003, broker rebates were excluded from the calculation of the expense limitation.
(a) Net investment loss per share was calculated using average shares outstanding.

                                             MET/AIM SMALL CAP GROWTH PORTFOLIO



                                                         FOR THE YEARS ENDED DECEMBER 31,
                                                      ---------------------------------------
CLASS B                                               2007(A) 2006(A) 2005(A) 2004(A) 2003(A)
---------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                   $13.39  $13.51  $12.74  $11.97   $8.62
                                                      ------- ------- ------- ------- -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT LOSS                                    (0.10)  (0.11)  (0.10)  (0.12)  (0.11)
NET REALIZED AND UNREALIZED GAINS                        1.58    2.01    1.16    0.89    3.46
                                                      ------- ------- ------- ------- -------
TOTAL FROM INVESTMENT OPERATIONS                         1.48    1.90    1.06    0.77    3.35
                                                      ------- ------- ------- ------- -------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                       --      --      --      --      --
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS          (0.21)  (2.02)  (0.29)      --      --
                                                      ------- ------- ------- ------- -------
TOTAL DISTRIBUTIONS:                                   (0.21)  (2.02)  (0.29)      --      --
                                                      ------- ------- ------- ------- -------
NET ASSET VALUE, END OF PERIOD                         $14.66  $13.39  $13.51  $12.74  $11.97
                                                      ------- ------- ------- ------- -------
TOTAL RETURN                                           11.07%  14.18%   8.27%   6.43%  38.86%
                                                      ------- ------- ------- ------- -------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                $292.0  $299.7  $297.1  $309.7  $206.3
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES**                                              1.16%   1.21%   1.25%   1.29%   1.30%
NET INVESTMENT LOSS                                   (0.69)% (0.83)% (0.80)% (1.03)% (1.04)%
PORTFOLIO TURNOVER RATE                                 33.6%   56.4%   74.8%   94.9%   29.8%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                1.17%   1.23%  1.20%*  1.23%*   1.36%

--------------------------------------------------------------------------------

* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
** Prior to 05/01/2003, broker rebates were excluded from the calculation of the expense limitation.
(a) Net investment loss per share was calculated using average shares outstanding.

  MET/AIM SMALL CAP GROWTH PORTFOLIO



                                                         FOR THE YEARS ENDED DECEMBER 31,
                                                      ---------------------------------------
CLASS E                                               2007(A) 2006(A) 2005(A) 2004(A) 2003(A)
---------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                   $13.50  $13.60  $12.80  $12.01   $8.64
                                                      ------- ------- ------- ------- -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT LOSS                                    (0.09)  (0.10)  (0.09)  (0.11)  (0.10)
NET REALIZED AND UNREALIZED GAINS                        1.60    2.02    1.18    0.90    3.47
                                                      ------- ------- ------- ------- -------
TOTAL FROM INVESTMENT OPERATIONS                         1.51    1.92    1.09    0.79    3.37
                                                      ------- ------- ------- ------- -------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                       --      --      --      --      --
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS          (0.21)  (2.02)  (0.29)      --      --
                                                      ------- ------- ------- ------- -------
TOTAL DISTRIBUTIONS                                    (0.21)  (2.02)  (0.29)      --      --
                                                      ------- ------- ------- ------- -------
NET ASSET VALUE, END OF PERIOD                         $14.80  $13.50  $13.60  $12.80  $12.01
                                                      ------- ------- ------- ------- -------
TOTAL RETURN                                           11.20%  14.25%   8.46%   6.58%  39.00%
                                                      ------- ------- ------- ------- -------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                 $17.9   $15.4   $13.4   $12.4    $8.6
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES**                                              1.07%   1.11%   1.15%   1.18%   1.20%
NET INVESTMENT LOSS                                   (0.58)% (0.73)% (0.70)% (0.93)% (0.94)%
PORTFOLIO TURNOVER RATE                                 33.6%   56.4%   74.8%   94.9%   29.8%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                1.07%   1.13%  1.11%*  1.13%*   1.25%

--------------------------------------------------------------------------------

* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
** Prior to 05/01/2003, broker rebates were excluded from the calculation of the expense limitation.
(a) Net investment loss per share was calculated using average shares outstanding.

                                            BLACKROCK LARGE CAP CORE PORTFOLIO#



                                                          FOR THE YEARS ENDED DECEMBER 31,
                                                      ----------------------------------------
CLASS A                                               2007(A)  2006(A) 2005(A)  2004   2003(A)
----------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                    $11.20 $10.14   $9.05    $7.85  $6.52
                                                      -------- ------  ------  ------- ------
INCOME FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                     0.09   0.05    0.02     0.04   0.05
NET REALIZED AND UNREALIZED GAINS                         0.63   1.37    1.07     1.21   1.33
                                                      -------- ------  ------  ------- ------
TOTAL FROM INVESTMENT OPERATIONS                          0.72   1.42    1.09     1.25   1.38
                                                      -------- ------  ------  ------- ------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                    (0.08) (0.02)      --   (0.05) (0.05)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS           (0.70) (0.34)      --       --     --
                                                      -------- ------  ------  ------- ------
TOTAL DISTRIBUTIONS                                     (0.78) (0.36)      --   (0.05) (0.05)
                                                      -------- ------  ------  ------- ------
NET ASSET VALUE, END OF PERIOD                          $11.14 $11.20  $10.14    $9.05  $7.85
                                                      -------- ------  ------  ------- ------
TOTAL RETURN                                             6.55% 14.25%  12.04%   15.89% 21.16%
                                                      -------- ------  ------  ------- ------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)               $1,716.0 $131.0  $131.0   $126.0 $115.0
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                 0.64%  0.98%   0.91%  0.92%**  0.99%
NET INVESTMENT INCOME                                    0.83%  0.48%   0.23%    0.51%  0.67%
PORTFOLIO TURNOVER RATE                                  87.3%  72.2%   79.0%   136.0% 182.0%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                0.65%*  1.04%   0.91%    0.95%  0.99%

--------------------------------------------------------------------------------

# On May 1, 2006, the Portfolio received, through a plan of reorganization, all of the assets and assumed the liabilities of the Mercury Large Cap Core Portfolio, a portfolio of The Travelers Series Trust, that followed the same investment objective as the Portfolio. The information for each of the periods prior to May 1, 2006 is that of the predecessor Mercury Large Cap Core Portfolio. Effective October 1, 2006, the Portfolio changed its name to BlackRock Large-Cap Core Portfolio and BlackRock Advisors, LLC became the Portfolio's Adviser.
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
** The Manager waived a portion of its management fee for the year.
(a) Net investment income per share was calculated using average shares outstanding.

  BLACKROCK LARGE CAP CORE PORTFOLIO



                                                             FOR THE PERIOD FROM
                                                                APRIL 30, 2007
                                                               (COMMENCEMENT OF
                                                                OPERATIONS) TO
CLASS B                                                      DECEMBER 31, 2007(A)
---------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                                $10.91
                                                                   -------
INCOME FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                                 0.04
NET REALIZED AND UNREALIZED GAINS                                     0.06
                                                                   -------
TOTAL FROM INVESTMENT OPERATIONS                                      0.10
                                                                   -------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                                    --
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS                           --
                                                                   -------
TOTAL DISTRIBUTIONS                                                     --
                                                                   -------
NET ASSET VALUE, END OF PERIOD                                      $11.01
                                                                   -------
TOTAL RETURN                                                       0.92%++
                                                                   -------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                              $47.0
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                            0.89%+
NET INVESTMENT INCOME                                               0.58%+
PORTFOLIO TURNOVER RATE                                            87.3%++
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS BEFORE
REIMBURSEMENT BY THE MANAGER AND BROKER REBATES:                   0.89%+*

--------------------------------------------------------------------------------

+  Annualized
++ Non-annualized
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
(a) Net Investment income per share was calculated using average shares outstanding.

                                             BLACKROCK LARGE CAP CORE PORTFOLIO



                                                             FOR THE PERIOD FROM
                                                                APRIL 30, 2007
                                                               (COMMENCEMENT OF
                                                                OPERATIONS) TO
CLASS E                                                      DECEMBER 31, 2007(A)
---------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                                 $10.96
                                                                   --------
INCOME FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                                  0.05
NET REALIZED AND UNREALIZED GAINS                                      0.06
                                                                   --------
TOTAL FROM INVESTMENT OPERATIONS                                       0.11
                                                                   --------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                                     --
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS                            --
                                                                   --------
TOTAL DISTRIBUTIONS                                                      --
                                                                   --------
NET ASSET VALUE, END OF PERIOD                                       $11.07
                                                                   --------
TOTAL RETURN                                                          1.00%
                                                                   --------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                            $179.6++
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                             0.79%+
NET INVESTMENT INCOME                                                0.69%+
PORTFOLIO TURNOVER RATE                                             87.3%++
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS BEFORE
REIMBURSEMENT BY THE MANAGER AND BROKER REBATES:                    0.79%+*

--------------------------------------------------------------------------------

+  Annualized
++ Non-annualized
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
(a) Net investment income per share was calculated using average shares outstanding.

  CLARION GLOBAL REAL ESTATE PORTFOLIO#
(FORMERLY NEUBERGER BERMAN REAL ESTATE PORTFOLIO)



                                                                               FOR THE PERIOD FROM
                                                                                   MAY 1, 2004
                                                        FOR THE YEARS ENDED      (COMMENCEMENT OF
                                                            DECEMBER 31,          OPERATIONS) TO
                                                      ------------------------ DECEMBER 31, 2004(A)
CLASS A                                               2007(A)  2006(A) 2005(A) --------------------
-------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                    $18.13 $14.15  $12.47          $10.00
                                                      -------- ------  ------        --------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME:                                    0.22   0.28    0.30            0.55
NET REALIZED AND UNREALIZED GAINS (LOSSES)              (2.59)   4.81    1.40            2.42
                                                      -------- ------  ------        --------
TOTAL FROM INVESTMENT OPERATIONS                        (2.37)   5.09    1.70            2.97
                                                      -------- ------  ------        --------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                    (0.19) (0.19)      --          (0.22)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS           (1.49) (0.92)  (0.02)          (0.28)
                                                      -------- ------  ------        --------
TOTAL DISTRIBUTIONS                                     (1.68) (1.11)  (0.02)          (0.50)
                                                      -------- ------  ------        --------
NET ASSET VALUE, END OF PERIOD                          $14.08 $18.13  $14.15          $12.47
                                                      -------- ------  ------        --------
TOTAL RETURN                                          (14.79)% 37.90%  13.61%        29.73%++
                                                      -------- ------  ------        --------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                 $711.9 $627.5  $204.1           $77.1
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                 0.62%  0.66%   0.69%          0.84%+
NET INVESTMENT INCOME                                    1.35%  1.74%   2.27%          6.76%+
PORTFOLIO TURNOVER RATE                                 110.0%  73.0%   13.5%         52.3%++
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                 0.65%  0.70%   0.70%          0.84%+

--------------------------------------------------------------------------------

# Effective April 28, 2008, the Portfolio changed its name to Clarion Global Real Estate Portfolio and ING Clarion Real Estate Securities L.P. became the Portfolio's Adviser.
+  Annualized
++ Non-annualized
(a) Net Investment income per share was calculated using average shares outstanding.

                                          CLARION GLOBAL REAL ESTATE PORTFOLIO#
                              (FORMERLY NEUBERGER BERMAN REAL ESTATE PORTFOLIO)



                                                                               FOR THE PERIOD FROM
                                                                                   MAY 1, 2004
                                                        FOR THE YEARS ENDED      (COMMENCEMENT OF
                                                            DECEMBER 31,          OPERATIONS) TO
                                                      ------------------------ DECEMBER 31, 2004(A)
CLASS B                                               2007(A)  2006(A) 2005(A) --------------------
-------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                    $18.06 $14.11  $12.47          $10.00
                                                      -------- ------  ------        --------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME:                                    0.21   0.23    0.26            0.26
NET REALIZED AND UNREALIZED GAINS (LOSSES)              (2.62)   4.81    1.40            2.69
                                                      -------- ------  ------        --------
TOTAL FROM INVESTMENT OPERATIONS                        (2.41)   5.04    1.66            2.95
                                                      -------- ------  ------        --------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                    (0.15) (0.17)      --          (0.20)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS           (1.49) (0.92)  (0.02)          (0.28)
                                                      -------- ------  ------        --------
TOTAL DISTRIBUTIONS                                     (1.64) (1.09)  (0.02)          (0.48)
                                                      -------- ------  ------        --------
NET ASSET VALUE, END OF PERIOD                          $14.01 $18.06  $14.11          $12.47
                                                      -------- ------  ------        --------
TOTAL RETURN                                          (15.01)% 37.58%  13.29%        29.55%++
                                                      -------- ------  ------        --------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                 $484.8 $623.4  $316.4          $167.2
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                 0.87%  0.92%   0.94%          0.98%+
NET INVESTMENT INCOME                                    1.30%  1.43%   2.00%          3.45%+
PORTFOLIO TURNOVER RATE                                 110.0%  73.0%   13.5%         52.3%++
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                 0.90%  0.95%   0.95%          0.98%+

--------------------------------------------------------------------------------

# Effective April 28, 2008, the Portfolio changed its name to Clarion Global Real Estate Portfolio and ING Clarion Real Estate Securities L.P. became the Portfolio's Adviser.
+  Annualized
++ Non-annualized
(a) Net Investment income per share was calculated using average shares outstanding.

  CLARION GLOBAL REAL ESTATE PORTFOLIO#
(FORMERLY NEUBERGER BERMAN REAL ESTATE PORTFOLIO)



                                                                                       FOR THE PERIOD FROM
                                                                                           MAY 1, 2004
                                                                                         (COMMENCEMENT OF
                                                      FOR THE YEARS ENDED DECEMBER 31,    OPERATIONS) TO
                                                      -------------------------------- DECEMBER 31, 2004(A)
CLASS E                                               2007(A)     2006(A)    2005(A)   --------------------
---------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                    $18.08    $14.13     $12.47            $10.00
                                                       --------   ------     ------          --------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME:                                    0.26      0.25       0.28              0.33
NET REALIZED AND UNREALIZED GAINS (LOSSES)              (2.64)      4.80       1.40              2.64
                                                       --------   ------     ------          --------
TOTAL FROM INVESTMENT OPERATIONS                        (2.38)      5.05       1.68              2.97
                                                       --------   ------     ------          --------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                    (0.17)    (0.18)         --            (0.22)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS           (1.49)    (0.92)     (0.02)            (0.28)
                                                       --------   ------     ------          --------
TOTAL DISTRIBUTIONS                                     (1.66)    (1.10)     (0.02)            (0.50)
                                                       --------   ------     ------          --------
NET ASSET VALUE, END OF PERIOD                          $14.04    $18.08     $14.13            $12.47
                                                       --------   ------     ------          --------
TOTAL RETURN                                          (14.86)%    37.62%     13.45%          29.69%++
                                                       --------   ------     ------          --------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                  $72.7    $119.2      $51.3             $20.9
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                 0.76%     0.82%      0.84%            0.91%+
NET INVESTMENT INCOME                                    1.54%     1.55%      2.14%            4.19%+
PORTFOLIO TURNOVER RATE                                 110.0%     73.0%      13.5%           52.3%++
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                 0.80%     0.85%      0.84%            0.91%+

--------------------------------------------------------------------------------

# Effective April 28, 2008, the Portfolio changed its name to Clarion Global Real Estate Portfolio and ING Clarion Real Estate Securities L.P. became the Portfolio's Adviser.
+  Annualized
++ Non-annualized
(a) Net Investment income per share was calculated using average shares outstanding.

                                         HARRIS OAKMARK INTERNATIONAL PORTFOLIO



                                                           FOR THE YEARS ENDED DECEMBER 31,
                                                      -------------------------------------------
CLASS A                                               2007(A)  2006(A)  2005(A)  2004(A)  2003(A)
-------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                    $19.03   $16.23 $14.36     $11.89  $8.89
                                                      -------- -------- ------  --------- ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                     0.33     0.31   0.21       0.04   0.08
NET REALIZED AND UNREALIZED GAINS (LOSSES)              (0.35)     4.20   1.87       2.43   3.06
                                                      -------- -------- ------  --------- ------
TOTAL FROM INVESTMENT OPERATIONS                        (0.02)     4.51   2.08       2.47   3.14
                                                      -------- -------- ------  --------- ------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                    (0.18)   (0.49) (0.02)  (0.00)(b) (0.11)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS           (1.56)   (1.22) (0.19)         -- (0.03)
                                                      -------- -------- ------  --------- ------
TOTAL DISTRIBUTIONS                                     (1.74)   (1.71) (0.21)  (0.00)(b) (0.14)
                                                      -------- -------- ------  --------- ------
NET ASSET VALUE, END OF PERIOD                          $17.27   $19.03 $16.23     $14.36 $11.89
                                                      -------- -------- ------  --------- ------
TOTAL RETURN                                           (0.86)%   29.20% 14.48%     20.80% 35.36%
                                                      -------- -------- ------  --------- ------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)               $1,458.3 $1,037.0 $644.5     $276.4   $8.4
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES**                                               0.86%    0.97%  0.94%      1.04%  1.16%
NET INVESTMENT INCOME                                    1.76%    1.77%  1.37%      0.32%  0.80%
PORTFOLIO TURNOVER RATE                                  49.6%    45.9%  11.5%      11.3%  22.1%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                 0.86%    0.98%  0.96%     1.03%* 1.21%*
RATIO OF EXPENSES TO AVERAGE NET ASSETS AFTER BROKER
REBATES:**                                                 N/A      N/A    N/A        N/A  1.15%

--------------------------------------------------------------------------------

* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
** Prior to 05/01/2003, broker rebates were excluded from the calculation of the expense limitation.
N/A Not applicable
(a) Net investment income per share was calculated using average shares outstanding.
(b) Rounds to less than $0.005 per share.

  HARRIS OAKMARK INTERNATIONAL PORTFOLIO



                                                         FOR THE YEARS ENDED DECEMBER 31,
                                                      ---------------------------------------
CLASS B                                               2007(A) 2006(A) 2005(A) 2004(A) 2003(A)
---------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                   $18.87 $16.11  $14.27  $11.84   $8.87
                                                      ------- ------  ------  ------  ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                    0.30   0.26    0.17    0.16    0.02
NET REALIZED AND UNREALIZED GAINS (LOSSES)             (0.36)   4.17    1.86    2.27    3.08
                                                      ------- ------  ------  ------  ------
TOTAL FROM INVESTMENT OPERATIONS                       (0.06)   4.43    2.03    2.43    3.10
                                                      ------- ------  ------  ------  ------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                   (0.16) (0.45)      --      --  (0.10)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS          (1.56) (1.22)  (0.19)      --  (0.03)
                                                      ------- ------  ------  ------  ------
TOTAL DISTRIBUTIONS                                    (1.72) (1.67)  (0.19)      --  (0.13)
                                                      ------- ------  ------  ------  ------
NET ASSET VALUE, END OF PERIOD                         $17.09 $18.87  $16.11  $14.27  $11.84
                                                      ------- ------  ------  ------  ------
TOTAL RETURN                                          (1.12)% 28.85%  14.24%  20.52%  34.96%
                                                      ------- ------  ------  ------  ------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                $862.6 $856.2  $554.3  $483.9  $288.0
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES**                                              1.10%  1.22%   1.19%   1.23%   1.43%
NET INVESTMENT INCOME                                   1.60%  1.49%   1.11%   1.27%   0.17%
PORTFOLIO TURNOVER RATE                                 49.6%  45.9%   11.5%   11.3%   22.1%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                1.10%  1.23%   1.20%  1.22%*  1.33%*
RATIO OF EXPENSES TO AVERAGE NET ASSETS AFTER BROKER
REBATES:**                                                N/A    N/A     N/A     N/A   1.43%

--------------------------------------------------------------------------------

* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
** Prior to 05/01/2003, broker rebates were excluded from the calculation of the expense limitation.
N/A Not applicable
(a) Net investment income per share was calculated using average shares outstanding.

                                         HARRIS OAKMARK INTERNATIONAL PORTFOLIO



                                                          FOR THE YEARS ENDED DECEMBER 31,
                                                      -----------------------------------------
CLASS E                                               2007(A) 2006(A) 2005(A)  2004(A)  2003(A)
-----------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                   $18.91 $16.14  $14.30     $11.85  $8.87
                                                      ------- ------  ------  --------- ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                    0.33   0.27    0.19       0.17   0.03
NET REALIZED AND UNREALIZED GAINS (LOSSES)             (0.37)   4.18    1.85       2.28   3.08
                                                      ------- ------  ------  --------- ------
TOTAL FROM INVESTMENT OPERATIONS                       (0.04)   4.45    2.04       2.45   3.11
                                                      ------- ------  ------  --------- ------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                   (0.17) (0.46)  (0.01)  (0.00)(b) (0.10)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS          (1.56) (1.22)  (0.19)         -- (0.03)
                                                      ------- ------  ------  --------- ------
TOTAL DISTRIBUTIONS                                    (1.73) (1.68)  (0.20)  (0.00)(b) (0.13)
                                                      ------- ------  ------  --------- ------
NET ASSET VALUE, END OF PERIOD                         $17.14 $18.91  $16.14     $14.30 $11.85
                                                      ------- ------  ------  --------- ------
TOTAL RETURN                                          (1.00)% 28.98%  14.27%     20.69% 35.14%
                                                      ------- ------  ------  --------- ------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                $198.8 $221.0  $130.4      $75.5  $23.6
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES**                                              1.00%  1.13%   1.09%      1.14%  1.33%
NET INVESTMENT INCOME                                   1.75%  1.54%   1.25%      1.31%  0.24%
PORTFOLIO TURNOVER RATE                                 49.6%  45.9%   11.5%      11.3%  22.1%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                1.00%  1.13%   1.10%     1.12%* 1.24%*
RATIO OF EXPENSES TO AVERAGE NET ASSETS AFTER BROKER
REBATES:**                                                N/A    N/A     N/A        N/A  1.33%

--------------------------------------------------------------------------------

* Excludes effect of deferred expense reimbursement by the Portfolio Manager. ** Prior to 05/01/2003, broker rebates were excluded from the calculation of the expense limitation.
N/A Not applicable
(a) Net investment income per share was calculated using average shares outstanding.
(b) Rounds to less than $0.005 per share.

  JANUS FORTY PORTFOLIO#



                                                            FOR THE YEARS ENDED DECEMBER 31,
                                                      --------------------------------------------
CLASS A                                               2007(A)  2006(A) 2005(A)  2004(A)   2003(A)
--------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                    $77.64 $78.28    $66.23   $55.41    $44.38
                                                      -------- ------  -------- -------- ---------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME (LOSS)                              0.17   0.14    (0.04)   (0.09)      0.07
NET REALIZED AND UNREALIZED GAINS                        20.21   2.13     12.09    10.91     10.99
                                                      -------- ------  -------- -------- ---------
TOTAL FROM INVESTMENT OPERATIONS                         20.38   2.27     12.05    10.82     11.06
                                                      -------- ------  -------- -------- ---------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                    (0.15)     --        --       --    (0.03)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS          (14.06) (2.91)        --       --        --
RETURN OF CAPITAL                                           --     --        --       -- (0.00)(b)
                                                      -------- ------  -------- -------- ---------
TOTAL DISTRIBUTIONS                                    (14.21) (2.91)        --       --    (0.03)
                                                      -------- ------  -------- -------- ---------
NET ASSET VALUE, END OF PERIOD                          $83.81 $77.64    $78.28   $66.23    $55.41
                                                      -------- ------  -------- -------- ---------
TOTAL RETURN                                            30.46%  3.08%    18.19%   19.53%    24.91%
                                                      -------- ------  -------- -------- ---------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)               $1,122.3 $990.1  $1,137.0 $1,042.0    $986.0
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                 0.69%  0.73%     0.78%    0.82%     0.82%
NET INVESTMENT INCOME (LOSS)                             0.23%  0.19%   (0.06)%  (0.15)%     0.14%
PORTFOLIO TURNOVER RATE                                  30.1%  60.5%     30.0%    16.0%     59.0%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                 0.70%  0.73%     0.78%    0.82%     0.84%

--------------------------------------------------------------------------------

# On May 1, 2006, the Portfolio received, through a plan of reorganization, all of the assets and assumed the liabilities of the Capital Appreciation Fund, that followed the same investment objective as the Portfolio. The information for each of the periods prior to May 1, 2006 is that of the predecessor Capital Appreciation Fund.
(a) Net investment income (loss) per share was calculated using average shares outstanding.
(b) Rounds to less than $0.005 per share.

                                                          JANUS FORTY PORTFOLIO



                                                                                  FOR THE PERIOD FROM
                                                                                     APRIL 28, 2007
                                                                                    (COMMENCEMENT OF
                                                                                     OPERATIONS) TO
CLASS B                                                                           DECEMBER 31, 2007(A)
------------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                                                      $66.33
                                                                                        --------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT LOSS                                                                       (0.11)
NET REALIZED AND UNREALIZED GAINS                                                          14.84
                                                                                        --------
TOTAL FROM INVESTMENT OPERATIONS                                                           14.73
                                                                                        --------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                                                          --
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS                                                 --
                                                                                        --------
TOTAL DISTRIBUTIONS                                                                           --
                                                                                        --------
NET ASSET VALUE, END OF PERIOD                                                            $81.06
                                                                                        --------
TOTAL RETURN                                                                            22.21%++
                                                                                        --------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                                                    $47.2
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                                                  0.96%+
NET INVESTMENT LOSS                                                                     (0.21)%+
PORTFOLIO TURNOVER RATE                                                                  30.1%++
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS BEFORE REIMBURSEMENT BY THE
MANAGER AND BROKER REBATES:                                                               0.96%+

--------------------------------------------------------------------------------

+  Annualized
++ Non-annualized
(a) Net investment income per share was calculated using average shares outstanding.

  JANUS FORTY PORTFOLIO



                                                             FOR THE PERIOD FROM
                                                                APRIL 28, 2007
                                                               (COMMENCEMENT OF
                                                                OPERATIONS) TO
                                                             DECEMBER 31, 2007(A)
CLASS E                                                      --------------------
-------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                                 $67.23
                                                                   --------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT LOSS                                                  (0.05)
NET REALIZED AND UNREALIZED GAINS                                     15.04
                                                                   --------
TOTAL FROM INVESTMENT OPERATIONS                                      14.99
                                                                   --------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                                     --
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS                            --
                                                                   --------
TOTAL DISTRIBUTIONS                                                      --
                                                                   --------
NET ASSET VALUE, END OF PERIOD                                       $82.22
                                                                   --------
TOTAL RETURN                                                       22.30%++
                                                                   --------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                               $14.6
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                             0.86%+
NET INVESTMENT LOSS                                                (0.10)%+
PORTFOLIO TURNOVER RATE                                             30.1%++
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS BEFORE
REIMBURSEMENT BY THE MANAGER AND BROKER REBATES:                     0.86%+

--------------------------------------------------------------------------------

+  Annualized
++ Non-annualized
(a) Net investment income per share was calculated using average shares outstanding.

                                                       LAZARD MID CAP PORTFOLIO



                                                         FOR THE YEARS ENDED DECEMBER 31,
                                                      ---------------------------------------
CLASS A                                               2007(A) 2006(A) 2005(A) 2004(A) 2003(A)
---------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                   $13.74 $13.65  $14.13  $12.33   $9.85
                                                      ------- ------  ------  ------  ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                    0.13   0.10    0.04    0.08    0.01
NET REALIZED AND UNREALIZED GAINS (LOSSES)             (0.33)   1.75    1.16    1.72    2.58
                                                      ------- ------  ------  ------  ------
TOTAL FROM INVESTMENT OPERATIONS                       (0.20)   1.85    1.20    1.80    2.59
                                                      ------- ------  ------  ------  ------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                   (0.09) (0.08)  (0.06)      --  (0.01)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS          (1.28) (1.68)  (1.62)      --  (0.10)
                                                      ------- ------  ------  ------  ------
TOTAL DISTRIBUTIONS                                    (1.37) (1.76)  (1.68)      --  (0.11)
                                                      ------- ------  ------  ------  ------
NET ASSET VALUE, END OF PERIOD                         $12.17 $13.74  $13.65  $14.13  $12.33
                                                      ------- ------  ------  ------  ------
TOTAL RETURN                                          (2.47)% 14.87%   8.40%  14.60%  26.42%
                                                      ------- ------  ------  ------  ------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                $550.8 $312.2   $89.0   $58.8    $4.5
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES**                                              0.75%  0.77%   0.79%   0.85%   0.93%
NET INVESTMENT INCOME                                   0.96%  0.76%   0.63%   0.59%   0.10%
PORTFOLIO TURNOVER RATE                                 89.9%  65.4%  170.0%   90.7%   36.2%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                0.76%  0.80%   0.82%  0.83%*  0.96%*
RATIO OF EXPENSES TO AVERAGE NET ASSETS AFTER BROKER
REBATES:**                                                N/A    N/A     N/A     N/A   0.92%

--------------------------------------------------------------------------------

* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
** Prior to 05/01/2003, broker rebates were excluded from the calculation of the expense limitation.
N/A Not applicable
(a) Net investment income per share was calculated using average shares outstanding.

  LAZARD MID CAP PORTFOLIO



                                                          FOR THE YEARS ENDED DECEMBER 31,
                                                      -----------------------------------------
CLASS B                                               2007(A) 2006(A) 2005(A) 2004(A)  2003(A)
-----------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                   $13.65 $13.57  $14.05  $12.29      $9.83
                                                      ------- ------  ------  ------  ---------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME (LOSS)                             0.09   0.06    0.05    0.02     (0.01)
NET REALIZED AND UNREALIZED GAINS (LOSSES)             (0.31)   1.74    1.10    1.74       2.57
                                                      ------- ------  ------  ------  ---------
TOTAL FROM INVESTMENT OPERATIONS                       (0.22)   1.80    1.15    1.76       2.56
                                                      ------- ------  ------  ------  ---------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                   (0.05) (0.04)  (0.01)      --  (0.00)(b)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS          (1.28) (1.68)  (1.62)      --     (0.10)
                                                      ------- ------  ------  ------  ---------
TOTAL DISTRIBUTIONS                                    (1.33) (1.72)  (1.63)      --     (0.10)
                                                      ------- ------  ------  ------  ---------
NET ASSET VALUE, END OF PERIOD                         $12.10 $13.65  $13.57  $14.05     $12.29
                                                      ------- ------  ------  ------  ---------
TOTAL RETURN                                          (2.71)% 14.67%   8.06%  14.32%     26.03%
                                                      ------- ------  ------  ------  ---------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                $243.6 $216.8  $200.4  $211.0     $211.8
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES**                                              0.99%  1.02%   1.03%   1.08%      1.19%
NET INVESTMENT INCOME (LOSS)                            0.67%  0.48%   0.38%   0.16%    (0.08)%
PORTFOLIO TURNOVER RATE                                 89.9%  65.4%  170.0%   90.7%      36.2%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                1.00%  1.05%   1.07%  1.03%*     1.15%*
RATIO OF EXPENSES TO AVERAGE NET ASSETS AFTER BROKER
REBATES:**                                                N/A    N/A     N/A     N/A      1.19%

--------------------------------------------------------------------------------

* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
** Prior to 05/01/2003, broker rebates were excluded from the calculation of the expense limitation.
N/A Not applicable
(a) Net investment income (loss) per share was calculated using average shares outstanding.
(b) Rounds to less than $0.005 per share.

                                                       LAZARD MID CAP PORTFOLIO



                                                          FOR THE YEARS ENDED DECEMBER 31,
                                                      -----------------------------------------
CLASS E                                               2007(A) 2006(A) 2005(A) 2004(A)  2003(A)
-----------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                   $13.69 $13.61  $14.10  $12.32      $9.84
                                                      ------- ------  ------  ------  ---------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                    0.10   0.08    0.07    0.04    0.00(b)
NET REALIZED AND UNREALIZED GAINS (LOSSES)             (0.31)   1.74    1.10    1.74       2.58
                                                      ------- ------  ------  ------  ---------
TOTAL FROM INVESTMENT OPERATIONS                       (0.21)   1.82    1.17    1.78       2.58
                                                      ------- ------  ------  ------  ---------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                   (0.07) (0.06)  (0.04)      --  (0.00)(b)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS          (1.28) (1.68)  (1.62)      --     (0.10)
                                                      ------- ------  ------  ------  ---------
TOTAL DISTRIBUTIONS                                    (1.35) (1.74)  (1.66)      --     (0.10)
                                                      ------- ------  ------  ------  ---------
NET ASSET VALUE, END OF PERIOD                         $12.13 $13.69  $13.61  $14.10     $12.32
                                                      ------- ------  ------  ------  ---------
TOTAL RETURN                                          (2.64)% 14.74%   8.23%  14.45%     26.35%
                                                      ------- ------  ------  ------  ---------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                 $38.2  $36.0   $32.6   $30.5      $19.8
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES**                                              0.89%  0.93%   0.93%   0.98%      1.09%
NET INVESTMENT INCOME                                   0.76%  0.58%   0.49%   0.29%      0.02%
PORTFOLIO TURNOVER RATE                                 89.9%  65.4%  170.0%   90.7%      36.2%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                0.90%  0.95%   0.97%  0.94%*     1.07%*
RATIO OF EXPENSES TO AVERAGE NET ASSETS AFTER BROKER
REBATES:**                                                N/A    N/A     N/A     N/A      1.08%

--------------------------------------------------------------------------------

* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
** Prior to 05/01/2003, broker rebates were excluded from the calculation of the expense limitation.
N/A Not applicable.
(a) Net investment income per share was calculated using average shares outstanding.
(b) Rounds to less than $0.005 per share.

  LEGG MASON PARTNERS AGGRESSIVE GROWTH PORTFOLIO



                                                          FOR THE YEARS ENDED DECEMBER 31,
                                                      ----------------------------------------
CLASS A                                               2007(A) 2006(A) 2005(A)  2004(A) 2003(A)
----------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                   $8.09    $8.70    $7.65  $7.03    $5.37
                                                      ------  ------- -------- ------  -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME (LOSS)                            0.01     0.03  0.00(b)   0.01   (0.01)
NET REALIZED AND UNREALIZED GAINS (LOSSES)              0.22   (0.14)     1.06   0.61     1.67
                                                      ------  ------- -------- ------  -------
TOTAL FROM INVESTMENT OPERATIONS                        0.23   (0.11)     1.06   0.62     1.66
                                                      ------  ------- -------- ------  -------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                  (0.02)       --       --     --       --
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS         (0.76)   (0.50)   (0.01)     --       --
                                                      ------  ------- -------- ------  -------
TOTAL DISTRIBUTIONS                                   (0.78)   (0.50)   (0.01)     --       --
                                                      ------  ------- -------- ------  -------
NET ASSET VALUE, END OF PERIOD                         $7.54    $8.09    $8.70  $7.65    $7.03
                                                      ------  ------- -------- ------  -------
TOTAL RETURN                                           2.60%  (1.60)%   13.84%  8.82%   30.91%
                                                      ------  ------- -------- ------  -------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)               $874.6   $607.7   $500.4 $250.8    $19.9
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES**                                             0.67%    0.73%    0.72%  0.90%    0.89%
NET INVESTMENT INCOME (LOSS)                           0.07%    0.33% 0.00%(b)  0.15%  (0.09)%
PORTFOLIO TURNOVER RATE                                 0.7%   190.3%   121.0% 104.7%    91.5%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
RATES:                                                 0.67%    0.75%   0.72%* 0.85%*   0.90%*
RATIO OF EXPENSES TO AVERAGE NET ASSETS AFTER BROKER
REBATES:**                                             0.67%    0.73%      N/A    N/A    0.89%

--------------------------------------------------------------------------------

* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
** Prior to 05/01/2003, broker rebates were excluded from the calculation of the expense limitation.
N/A Not applicable
(a) Net investment income (loss) per share was calculated using average shares outstanding.
(b) Rounds to less than $0.005 per share.

                                LEGG MASON PARTNERS AGGRESSIVE GROWTH PORTFOLIO



                                                         FOR THE YEARS ENDED DECEMBER 31,
                                                      ---------------------------------------
CLASS B                                               2007(A) 2006(A) 2005(A) 2004(A) 2003(A)
---------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                    $7.98   $8.60   $7.58   $6.99   $5.34
                                                      ------- ------- ------- ------- -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME (LOSS)                           (0.01)    0.01  (0.02)  (0.01)  (0.02)
NET REALIZED AND UNREALIZED GAINS (LOSSES)               0.21  (0.13)    1.05    0.60    1.67
                                                      ------- ------- ------- ------- -------
TOTAL FROM INVESTMENT OPERATIONS                         0.20  (0.12)    1.03    0.59    1.65
                                                      ------- ------- ------- ------- -------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                       --      --      --      --      --
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS          (0.76)  (0.50)  (0.01)      --      --
                                                      ------- ------- ------- ------- -------
TOTAL DISTRIBUTIONS                                    (0.76)  (0.50)  (0.01)      --      --
                                                      ------- ------- ------- ------- -------
NET ASSET VALUE, END OF PERIOD                          $7.42   $7.98   $8.60   $7.58   $6.99
                                                      ------- ------- ------- ------- -------
TOTAL RETURN                                            2.27% (1.74)%  13.58%   8.44%  30.90%
                                                      ------- ------- ------- ------- -------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                $222.3  $254.0  $277.8  $339.5  $252.6
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES**                                              0.92%   0.98%   0.97%   1.15%   1.14%
NET INVESTMENT INCOME (LOSS)                          (0.18)%   0.10% (0.25)% (0.11)% (0.37)%
PORTFOLIO TURNOVER RATE                                  0.7%  190.3%  121.0%  104.7%   91.5%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                0.92%   1.00%  0.97%*  1.08%*  1.18%*
RATIO OF EXPENSES TO AVERAGE NET ASSETS AFTER BROKER
REBATES:**                                              0.92%   0.98%     N/A     N/A   1.13%

--------------------------------------------------------------------------------

* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
** Prior to 05/01/2003, broker rebates were excluded from the calculation of the expense limitation.
N/A Not applicable
(a) Net investment income (loss) per share was calculated using average shares outstanding.

  LEGG MASON PARTNERS AGGRESSIVE GROWTH PORTFOLIO



                                                                             FOR THE PERIOD FROM
                                                                                APRIL 17, 2003
                                                                               (COMMENCEMENT OF
                                           FOR THE YEARS ENDED DECEMBER 31,     OPERATIONS) TO
                                           --------------------------------- DECEMBER 31, 2003(A)
CLASS E                                     2007(A)  2006(A) 2005(A) 2004(A) --------------------
-----------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD           $8.01   $8.62   $7.59   $6.99          $5.65
                                           --------- ------- ------- -------      ---------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME (LOSS)                  (0.01)    0.02  (0.01) 0.00(b)         (0.01)
NET REALIZED AND UNREALIZED GAINS (LOSSES)      0.21  (0.13)    1.05    0.60           1.35
                                           --------- ------- ------- -------      ---------
TOTAL FROM INVESTMENT OPERATIONS                0.20  (0.11)    1.04    0.60           1.34
                                           --------- ------- ------- -------      ---------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME       (0.00)(b)      --      --      --             --
DISTRIBUTIONS FROM NET REALIZED CAPITAL       (0.76)  (0.50)  (0.01)      --             --
GAINS                                      --------- ------- ------- -------      ---------
TOTAL DISTRIBUTIONS                           (0.76)  (0.50)  (0.01)      --             --
                                           --------- ------- ------- -------      ---------
NET ASSET VALUE, END OF PERIOD                 $7.45   $8.01   $8.62   $7.59          $6.99
                                           --------- ------- ------- -------      ---------
TOTAL RETURN                                   2.32% (1.61)%  13.69%   8.58%        23.72%+
                                           --------- ------- ------- -------      ---------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)         $4.6    $5.9    $6.4    $5.5           $4.1
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES**                                     0.82%   0.88%   0.87%   1.05%        1.10%++
NET INVESTMENT INCOME (LOSS)                 (0.08)%   0.20% (0.15)% (0.05)%      (0.26)%++
PORTFOLIO TURNOVER RATE                         0.7%  190.3%  121.0%  104.7%         91.5%+
(1) RATIO OF OPERATING EXPENSES TO AVERAGE
NET ASSETS BEFORE REIMBURSEMENT BY THE
MANAGER AND BROKER REBATES:                    0.82%   0.90%  0.87%*  0.98%*       1.04%++*
RATIO OF EXPENSES TO AVERAGE NET ASSETS
AFTER BROKER REBATES:**                        0.82%   0.88%     N/A     N/A        1.05%++

--------------------------------------------------------------------------------

+  Non-annualized
++ Annualized
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
** Prior to 05/01/2003, broker rebates were excluded from the calculation of the expense limitation.
N/A Not applicable
(a) Net investment income (loss) per share was calculated using average shares outstanding.
(b) Rounds to less than $0.005 per share.

                                              LEGG MASON VALUE EQUITY PORTFOLIO



                                                                                 FOR THE PERIOD FROM
                                                                                   NOVEMBER 1, 2005
                                                             FOR THE YEARS ENDED   (COMMENCEMENT OF
                                                               DECEMBER 31,         OPERATIONS) TO
                                                             ------------------- DECEMBER 31, 2005(A)
CLASS A                                                       2007(A)   2006(A)  --------------------
---------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                            $11.15  $10.65          $10.00
                                                             ---------  ------         -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                             0.03    0.03         0.00(b)
NET REALIZED AND UNREALIZED GAINS (LOSSES)                      (0.67)    0.70            0.65
                                                             ---------  ------         -------
TOTAL FROM INVESTMENT OPERATIONS                                (0.64)    0.73            0.65
                                                             ---------  ------         -------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                         (0.00)(b)  (0.02)              --
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS                   (0.01)  (0.21)              --
                                                             ---------  ------         -------
TOTAL DISTRIBUTIONS                                             (0.01)  (0.23)              --
                                                             ---------  ------         -------
NET ASSET VALUE, END OF PERIOD                                  $10.50  $11.15          $10.65
                                                             ---------  ------         -------
TOTAL RETURN                                                   (5.72)%   6.83%          6.50%+
                                                             ---------  ------         -------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                       $1,403.6  $972.7            $3.2
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                         0.66%   0.72%         0.80%++
NET INVESTMENT INCOME                                            0.30%   0.26%         0.08%++
PORTFOLIO TURNOVER RATE                                          27.5%   38.7%           9.1%+
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS BEFORE
REIMBURSEMENT BY THE MANAGER AND BROKER REBATES:                 0.67%  0.74%*         8.27%++

--------------------------------------------------------------------------------

* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
+  Non-annualized
++ Annualized
(a) Net investment income per share was calculated using average shares outstanding.
(b) Rounds to less than $0.005 per share.

  LEGG MASON VALUE EQUITY PORTFOLIO



                                                                                 FOR THE PERIOD FROM
                                                                                   NOVEMBER 1, 2005
                                                             FOR THE YEARS ENDED   (COMMENCEMENT OF
                                                               DECEMBER 31,         OPERATIONS) TO
                                                             ------------------- DECEMBER 31, 2005(A)
CLASS B                                                       2007(A)   2006(A)  --------------------
---------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                            $11.14   $10.65          $10.00
                                                             ---------  -------       ---------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME (LOSS)                                   0.00(b)   (0.01)          (0.01)
NET REALIZED AND UNREALIZED GAINS (LOSSES)                      (0.66)     0.71            0.66
                                                             ---------  -------       ---------
TOTAL FROM INVESTMENT OPERATIONS                                (0.66)     0.70            0.65
                                                             ---------  -------       ---------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                         (0.00)(b)       --              --
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS                   (0.01)   (0.21)              --
                                                             ---------  -------       ---------
TOTAL DISTRIBUTIONS                                             (0.01)   (0.21)              --
                                                             ---------  -------       ---------
NET ASSET VALUE, END OF PERIOD                                  $10.47   $11.14          $10.65
                                                             ---------  -------       ---------
TOTAL RETURN                                                   (5.91)%    6.58%          6.50%+
                                                             ---------  -------       ---------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                         $121.1   $113.5            $4.9
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                         0.91%    1.05%         1.05%++
NET INVESTMENT INCOME (LOSS)                                     0.03%  (0.09)%       (0.36)%++
PORTFOLIO TURNOVER RATE                                          27.5%    38.7%           9.1%+
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS BEFORE
REIMBURSEMENT BY THE MANAGER AND BROKER REBATES:                 0.92%   1.06%*         4.54%++

--------------------------------------------------------------------------------

* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
+  Non-annualized
++ Annualized
(a) Net investment loss per share was calculated using average shares outstanding.
(b) Rounds to less than $0.005 per share.

                                              LEGG MASON VALUE EQUITY PORTFOLIO



                                                                                     FOR THE PERIOD
                                                                                      MAY 1, 2006
                                                                                    (COMMENCEMENT OF
                                                              FOR THE YEAR ENDED     OPERATIONS) TO
CLASS E                                                      DECEMBER 31, 2007(A) DECEMBER 31, 2006(A)
------------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                                 $11.15               $10.55
                                                                  ---------             --------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                                  0.01                 0.01
NET REALIZED AND UNREALIZED GAINS (LOSSES)                           (0.66)                 0.81
                                                                  ---------             --------
TOTAL FROM INVESTMENT OPERATIONS                                     (0.65)                 0.82
                                                                  ---------             --------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                              (0.00)(b)               (0.01)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS                        (0.01)               (0.21)
                                                                  ---------             --------
TOTAL DISTRIBUTIONS                                                  (0.01)               (0.22)
                                                                  ---------             --------
NET ASSET VALUE, END OF PERIOD                                       $10.49               $11.15
                                                                  ---------             --------
TOTAL RETURN                                                        (5.81)%               7.74%+
                                                                  ---------             --------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                               $20.6                $24.0
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                              0.80%              0.86%++
NET INVESTMENT INCOME                                                 0.13%              0.12%++
PORTFOLIO TURNOVER RATE                                               27.5%               38.7%+
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS BEFORE
REIMBURSEMENT BY THE MANAGER AND BROKER REBATES:                      0.82%             0.87%++*

--------------------------------------------------------------------------------

* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
+  Non-annualized
++ Annualized
(a) Net investment income per share was calculated using average shares outstanding.
(b) Rounds to less than $0.005 per share.

  LORD ABBETT BOND DEBENTURE PORTFOLIO



                                                          FOR THE YEARS ENDED DECEMBER 31,
                                                      -----------------------------------------
CLASS A                                               2007(A)  2006(A)  2005(A) 2004(A) 2003(A)
-----------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                    $12.51   $12.28 $12.63  $12.04  $10.24
                                                      -------- -------- ------  ------  ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                     0.77     0.71   0.75    0.70    0.73
NET REALIZED AND UNREALIZED GAINS (LOSSES)                0.07     0.39 (0.52)    0.31    1.27
                                                      -------- -------- ------  ------  ------
TOTAL FROM INVESTMENT OPERATIONS                          0.84     1.10   0.23    1.01    2.00
                                                      -------- -------- ------  ------  ------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                    (0.70)   (0.87) (0.58)  (0.42)  (0.20)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS           (0.02)       --     --      --      --
                                                      -------- -------- ------  ------  ------
TOTAL DISTRIBUTIONS                                     (0.72)   (0.87) (0.58)  (0.42)  (0.20)
                                                      -------- -------- ------  ------  ------
NET ASSET VALUE, END OF PERIOD                          $12.63   $12.51 $12.28  $12.63  $12.04
                                                      -------- -------- ------  ------  ------
TOTAL RETURN                                             6.85%    9.35%  1.81%   8.43%  19.52%
                                                      -------- -------- ------  ------  ------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)               $1,228.9 $1,059.0 $856.4  $520.3  $234.6
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES**                                               0.53%    0.56%  0.56%   0.63%   0.70%
NET INVESTMENT INCOME                                    6.11%    5.85%  5.92%   5.65%   6.52%
PORTFOLIO TURNOVER RATE                                  36.0%    36.7%  42.1%   39.8%   36.9%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY MANAGER AND BROKER
REBATES:                                                0.54%*      N/A    N/A     N/A  0.67%*

--------------------------------------------------------------------------------

* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
** Prior to 05/01/2003, broker rebates were excluded from the calculation of the expense limitation.
N/A Not applicable
(a) Net investment income per share was calculated using average shares outstanding.

                                           LORD ABBETT BOND DEBENTURE PORTFOLIO



                                                         FOR THE YEARS ENDED DECEMBER 31,
                                                      ---------------------------------------
CLASS B                                               2007(A) 2006(A) 2005(A) 2004(A) 2003(A)
---------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                  $12.43  $12.19  $12.54  $11.97  $10.21
                                                      ------  ------  ------  ------  ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                   0.73    0.67    0.71    0.69    0.69
NET REALIZED AND UNREALIZED GAINS (LOSSES)              0.07    0.40  (0.52)    0.29    1.46
                                                      ------  ------  ------  ------  ------
TOTAL FROM INVESTMENT OPERATIONS                        0.80    1.07    0.19    0.98    2.15
                                                      ------  ------  ------  ------  ------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                  (0.67)  (0.83)  (0.54)  (0.41)  (0.20)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS         (0.02)      --      --      --  (0.19)
                                                      ------  ------  ------  ------  ------
TOTAL DISTRIBUTIONS                                   (0.69)  (0.83)  (0.54)  (0.41)  (0.39)
                                                      ------  ------  ------  ------  ------
NET ASSET VALUE, END OF PERIOD                        $12.54  $12.43  $12.19  $12.54  $11.97
                                                      ------  ------  ------  ------  ------
TOTAL RETURN                                           6.55%   9.15%   1.49%   8.17%  19.15%
                                                      ------  ------  ------  ------  ------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)               $800.6  $765.9  $704.5  $776.0  $758.2
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES**                                             0.78%   0.81%   0.81%   0.88%   0.96%
NET INVESTMENT INCOME                                  5.85%   5.59%   5.65%   5.61%   6.11%
PORTFOLIO TURNOVER RATE                                36.0%   36.7%   42.1%   39.8%   36.9%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                              0.78%*     N/A     N/A     N/A  0.91%*

--------------------------------------------------------------------------------

* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
** Prior to 05/01/2003, broker rebates were excluded from the calculation of the expense limitation.
N/A Not applicable
(a) Net investment income per share was calculated using average shares outstanding.

  LORD ABBETT BOND DEBENTURE PORTFOLIO



                                                         FOR THE YEARS ENDED DECEMBER 31,
                                                      ---------------------------------------
CLASS E                                               2007(A) 2006(A) 2005(A) 2004(A) 2003(A)
---------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                  $12.44  $12.21  $12.57  $12.00  $10.22
                                                      ------  ------  ------  ------  ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                   0.74    0.69    0.72    0.70    0.70
NET REALIZED AND UNREALIZED GAINS (LOSSES)              0.08    0.38  (0.52)    0.29    1.28
                                                      ------  ------  ------  ------  ------
TOTAL FROM INVESTMENT OPERATIONS                        0.82    1.07    0.20    0.99    1.98
                                                      ------  ------  ------  ------  ------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                  (0.68)  (0.84)  (0.56)  (0.42)  (0.20)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS         (0.02)      --      --      --      --
                                                      ------  ------  ------  ------  ------
TOTAL DISTRIBUTIONS                                   (0.70)  (0.84)  (0.56)  (0.42)  (0.20)
                                                      ------  ------  ------  ------  ------
NET ASSET VALUE, END OF PERIOD                        $12.56  $12.44  $12.21  $12.57  $12.00
                                                      ------  ------  ------  ------  ------
TOTAL RETURN                                           6.73%   9.18%   1.60%   8.24%  19.35%
                                                      ------  ------  ------  ------  ------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                $37.8   $37.1   $35.1   $35.2   $22.8
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES**                                             0.68%   0.71%   0.71%   0.78%   0.86%
NET INVESTMENT INCOME                                  5.95%   5.69%   5.76%   5.67%   6.10%
PORTFOLIO TURNOVER RATE                                36.0%   36.7%   42.1%   39.8%   36.9%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                              0.68%*     N/A     N/A     N/A  0.81%*

--------------------------------------------------------------------------------

* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
** Prior to 05/01/2003, broker rebates were excluded from the calculation of the expense limitation.
N/A Not applicable.
(a) Net investment income per share was calculated using average shares outstanding.

                                        MFS(R) RESEARCH INTERNATIONAL PORTFOLIO



                                                         FOR THE YEARS ENDED DECEMBER 31,
                                                      ---------------------------------------
CLASS A                                               2007(A) 2006(A) 2005(A) 2004(A) 2003(A)
---------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                  $15.04  $13.00  $11.72   $9.81   $7.49
                                                      ------  ------  ------  ------  ------
INCOME FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                   0.22    0.19    0.14    0.08    0.06
NET REALIZED AND UNREALIZED GAINS                       1.68    3.17    1.83    1.85    2.34
                                                      ------  ------  ------  ------  ------
TOTAL FROM INVESTMENT OPERATIONS                        1.90    3.36    1.97    1.93    2.40
                                                      ------  ------  ------  ------  ------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                  (0.24)  (0.27)  (0.07)      --  (0.08)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS         (2.27)  (1.05)  (0.62)  (0.02)      --
                                                      ------  ------  ------  ------  ------
TOTAL DISTRIBUTIONS                                   (2.51)  (1.32)  (0.69)  (0.02)  (0.08)
                                                      ------  ------  ------  ------  ------
NET ASSET VALUE, END OF PERIOD                        $14.43  $15.04  $13.00  $11.72   $9.81
                                                      ------  ------  ------  ------  ------
TOTAL RETURN                                          13.60%  26.91%  16.77%  19.72%  32.20%
                                                      ------  ------  ------  ------  ------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)               $959.1  $706.0  $624.2  $304.0   $67.3
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES**                                             0.79%   0.94%   0.93%   1.06%   1.09%
NET INVESTMENT INCOME                                  1.54%   1.34%   1.18%   0.75%   0.68%
                                                      ------  ------  ------  ------  ------
PORTFOLIO TURNOVER RATE                                65.5%  104.1%   84.5%   98.5%   99.0%
                                                      ------  ------  ------  ------  ------
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                               0.79%   0.95%  0.93%*  0.94%*   1.11%
RATIO OF EXPENSES TO AVERAGE NET ASSETS AFTER BROKER
REBATES:**                                               N/A     N/A     N/A     N/A   1.09%

--------------------------------------------------------------------------------

* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
** Prior to 05/01/2003, broker rebates were excluded from the calculation of the expense limitation.
N/A Not applicable
(a) Net investment income per share was calculated using average shares outstanding.

  MFS(R) RESEARCH INTERNATIONAL PORTFOLIO



                                                         FOR THE YEARS ENDED DECEMBER 31,
                                                      ---------------------------------------
CLASS B                                               2007(A) 2006(A) 2005(A) 2004(A) 2003(A)
---------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                  $14.95  $12.94  $11.68   $9.79   $7.47
                                                      ------  ------  ------  ------  ------
INCOME FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                   0.19    0.15    0.11    0.05    0.05
NET REALIZED AND UNREALIZED GAINS                       1.65    3.15    1.81    1.86    2.33
                                                      ------  ------  ------  ------  ------
TOTAL FROM INVESTMENT OPERATIONS                        1.84    3.30    1.92    1.91    2.38
                                                      ------  ------  ------  ------  ------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                  (0.20)  (0.24)  (0.04)      --  (0.06)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS         (2.27)  (1.05)  (0.62)  (0.02)      --
                                                      ------  ------  ------  ------  ------
TOTAL DISTRIBUTIONS                                   (2.47)  (1.29)  (0.66)  (0.02)  (0.06)
                                                      ------  ------  ------  ------  ------
NET ASSET VALUE, END OF PERIOD                        $14.32  $14.95  $12.94  $11.68   $9.79
                                                      ------  ------  ------  ------  ------
TOTAL RETURN                                          13.29%  26.56%  16.42%  19.56%  32.04%
                                                      ------  ------  ------  ------  ------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)               $842.8  $623.0  $443.5  $396.0  $186.0
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES**                                             1.04%   1.19%   1.19%   1.32%   1.33%
NET INVESTMENT INCOME                                  1.31%   1.12%   0.90%   0.47%   0.56%
PORTFOLIO TURNOVER RATE                                65.5%  104.1%   84.5%   98.5%   99.0%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                               1.04%   1.20%  1.19%*  1.18%*   1.39%
RATIO OF EXPENSES TO AVERAGE NET ASSETS AFTER BROKER
REBATES:**                                               N/A     N/A     N/A     N/A   1.33%

--------------------------------------------------------------------------------

* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
** Prior to 05/01/2003, broker rebates were excluded from the calculation of the expense limitation.
N/A Not applicable
(a) Net investment income per share was calculated using average shares outstanding.

                                        MFS(R) RESEARCH INTERNATIONAL PORTFOLIO



                                                         FOR THE YEARS ENDED DECEMBER 31,
                                                      ---------------------------------------
CLASS E                                               2007(A) 2006(A) 2005(A) 2004(A) 2003(A)
---------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                  $14.99  $12.96  $11.70   $9.80   $7.48
                                                      ------  ------  ------  ------  ------
INCOME FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                   0.20    0.16    0.13    0.07    0.05
NET REALIZED AND UNREALIZED GAINS                       1.66    3.17    1.81    1.85    2.34
                                                      ------  ------  ------  ------  ------
TOTAL FROM INVESTMENT OPERATIONS                        1.86    3.33    1.94    1.92    2.39
                                                      ------  ------  ------  ------  ------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                  (0.22)  (0.25)  (0.06)      --  (0.07)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS         (2.27)  (1.05)  (0.62)  (0.02)      --
                                                      ------  ------  ------  ------  ------
TOTAL DISTRIBUTIONS                                   (2.49)  (1.30)  (0.68)  (0.02)  (0.07)
                                                      ------  ------  ------  ------  ------
NET ASSET VALUE, END OF PERIOD                        $14.36  $14.99  $12.96  $11.70   $9.80
                                                      ------  ------  ------  ------  ------
TOTAL RETURN                                          13.38%  26.79%  16.52%  19.64%  32.09%
                                                      ------  ------  ------  ------  ------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                $32.6   $26.7   $14.6   $11.3    $6.9
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES**                                             0.94%   1.09%   1.09%   1.22%   1.23%
NET INVESTMENT INCOME                                  1.41%   1.18%   1.07%   0.72%   0.59%
PORTFOLIO TURNOVER RATE                                65.5%  104.1%   84.5%   98.5%   99.0%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                               0.94%   1.10%  1.09%*  1.09%*   1.28%
RATIO OF EXPENSES TO AVERAGE NET ASSETS AFTER BROKER
REBATES:**                                               N/A     N/A     N/A     N/A   1.23%

--------------------------------------------------------------------------------

* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
** Prior to 05/01/2003, broker rebates were excluded from the calculation of the expense limitation.
N/A Not applicable
(a) Net investment income per share was calculated using average shares outstanding.

  OPPENHEIMER CAPITAL APPRECIATION PORTFOLIO



                                                         FOR THE YEARS ENDED DECEMBER 31,
                                                      ---------------------------------------
CLASS A                                               2007(A) 2006(A) 2005(A) 2004(A) 2003(A)
---------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                   $9.27   $8.69   $8.36   $8.33   $6.47
                                                      ------  ------  ------  ------  ------
INCOME FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                   0.03    0.02    0.03    0.07    0.01
NET REALIZED AND UNREALIZED GAINS                       1.26    0.66    0.39    0.47    1.85
                                                      ------  ------  ------  ------  ------
TOTAL FROM INVESTMENT OPERATIONS                        1.29    0.68    0.42    0.54    1.86
                                                      ------  ------  ------  ------  ------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                  (0.01)  (0.03)  (0.01)  (0.06)      --
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS         (0.61)  (0.07)  (0.08)  (0.45)      --
                                                      ------  ------  ------  ------  ------
TOTAL DISTRIBUTIONS                                   (0.62)  (0.10)  (0.09)  (0.51)      --
                                                      ------  ------  ------  ------  ------
NET ASSET VALUE, END OF PERIOD                         $9.94   $9.27   $8.69   $8.36   $8.33
                                                      ------  ------  ------  ------  ------
TOTAL RETURN                                          14.45%   7.81%   4.99%   6.70%  28.75%
                                                      ------  ------  ------  ------  ------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)               $124.7  $505.6  $664.2  $298.0    $0.2
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES**                                             0.62%   0.65%   0.69%   0.68%   0.72%
NET INVESTMENT INCOME                                  0.33%   0.22%   0.42%   0.90%   0.07%
PORTFOLIO TURNOVER RATE                                70.8%   60.7%   72.4%   65.3%   36.6%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                               0.62%   0.65%  0.64%*  0.69%*  0.75%*
RATIO OF EXPENSES TO AVERAGE NET ASSETS AFTER BROKER
REBATES:**                                               N/A     N/A     N/A     N/A   0.72%

--------------------------------------------------------------------------------

* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
** Prior to 05/01/2003, broker rebates were excluded from the calculation of the expense limitation.
N/A Not applicable
(a) Net investment income per share was calculated using average shares outstanding.

                                     OPPENHEIMER CAPITAL APPRECIATION PORTFOLIO



                                                          FOR THE YEARS ENDED DECEMBER 31,
                                                      -----------------------------------------
CLASS B                                               2007(A) 2006(A) 2005(A) 2004(A)  2003(A)
-----------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                    $9.20   $8.62  $8.31   $8.29      $6.45
                                                      ------- ------- ------  ------  ---------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME (LOSS)                          0.00(b)  (0.01)   0.01    0.06  (0.00)(b)
NET REALIZED AND UNREALIZED GAINS                        1.27    0.67   0.38    0.46       1.84
                                                      ------- ------- ------  ------  ---------
TOTAL FROM INVESTMENT OPERATIONS                         1.27    0.66   0.39    0.52       1.84
                                                      ------- ------- ------  ------  ---------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                       --  (0.01)     --  (0.05)         --
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS          (0.61)  (0.07) (0.08)  (0.45)         --
                                                      ------- ------- ------  ------  ---------
TOTAL DISTRIBUTIONS                                    (0.61)  (0.08) (0.08)  (0.50)         --
                                                      ------- ------- ------  ------  ---------
NET ASSET VALUE, END OF PERIOD                          $9.86   $9.20  $8.62   $8.31      $8.29
                                                      ------- ------- ------  ------  ---------
TOTAL RETURN                                           14.29%   7.62%  4.71%   6.40%     28.53%
                                                      ------- ------- ------  ------  ---------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                $553.3  $535.1 $501.8  $634.6     $551.0
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES**                                              0.89%   0.90%  0.94%   0.95%      0.99%
NET INVESTMENT INCOME (LOSS)                            0.03% (0.06)%  0.18%   0.67%    (0.03)%
PORTFOLIO TURNOVER RATE                                 70.8%   60.7%  72.4%   65.3%      36.6%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                0.89%   0.90% 0.89%*  0.91%*     0.98%*
RATIO OF EXPENSES TO AVERAGE NET ASSETS AFTER BROKER
REBATES:**                                                N/A     N/A    N/A     N/A      0.99%

--------------------------------------------------------------------------------

* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
** Prior to 05/01/2003, broker rebates were excluded from the calculation of the expense limitation.
N/A Not applicable
(a) Net investment income (loss) per share was calculated using average shares outstanding.
(b) Rounds to less than $0.005 per share.

  OPPENHEIMER CAPITAL APPRECIATION PORTFOLIO



                                                                                 FOR THE PERIOD FROM
                                                                                     MAY 2, 2005
                                                             FOR THE YEARS ENDED   (COMMENCEMENT OF
                                                               DECEMBER 31,         OPERATIONS) TO
                                                             ------------------- DECEMBER 31, 2005(A)
CLASS E                                                       2007(A)   2006(A)  --------------------
---------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                             $9.25    $8.68           $7.97
                                                             ---------  -------        --------
INCOME FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                             0.01  0.00(b)            0.01
NET REALIZED AND UNREALIZED GAINS                                 1.28     0.67            0.79
                                                             ---------  -------        --------
TOTAL FROM INVESTMENT OPERATIONS                                  1.29     0.67            0.80
                                                             ---------  -------        --------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                         (0.00)(b)   (0.03)          (0.01)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS                   (0.61)   (0.07)          (0.08)
                                                             ---------  -------        --------
TOTAL DISTRIBUTIONS                                             (0.61)   (0.10)          (0.09)
                                                             ---------  -------        --------
NET ASSET VALUE, END OF PERIOD                                   $9.93    $9.25           $8.68
                                                             ---------  -------        --------
TOTAL RETURN                                                    14.48%    7.68%         10.01%+
                                                             ---------  -------        --------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                           $6.2     $2.5            $0.9
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                         0.80%    0.80%         0.83%++
NET INVESTMENT INCOME                                            0.13%    0.03%         0.15%++
PORTFOLIO TURNOVER RATE                                          70.8%    60.7%          72.4%+
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS BEFORE
REIMBURSEMENT BY THE MANAGER AND BROKER REBATES:                   N/A    0.80%        0.80%*++

--------------------------------------------------------------------------------

+  Non-annualized
++ Annualized
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
N/A Not applicable
(a) Net investment income per share was calculated using average shares outstanding.
(b) Rounds to less than $0.005 per share.

                                       PIMCO INFLATION PROTECTED BOND PORTFOLIO



                                                                               FOR THE PERIOD FROM
                                                                                   MAY 1, 2003
                                                                                 (COMMENCEMENT OF
                                            FOR THE YEARS ENDED DECEMBER 31,      OPERATIONS) TO
                                           ----------------------------------- DECEMBER 31, 2003(A)
CLASS A                                     2007(A)  2006(A) 2005(A)  2004(A)  --------------------
-------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD          $10.08 $10.78    $10.64   $10.29         $10.00
                                           --------- ------  -------- --------       --------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                           0.49   0.43      0.31     0.16           0.07
NET REALIZED AND UNREALIZED GAINS (LOSSES)      0.65 (0.40)    (0.15)     0.81           0.47
                                           --------- ------  -------- --------       --------
TOTAL FROM INVESTMENT OPERATIONS                1.14   0.03      0.16     0.97           0.54
                                           --------- ------  -------- --------       --------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME          (0.24) (0.43)        --   (0.11)         (0.04)
DISTRIBUTIONS FROM NET REALIZED CAPITAL           -- (0.30)    (0.02)   (0.51)         (0.21)
GAINS                                      --------- ------  -------- --------       --------
TOTAL DISTRIBUTIONS                           (0.24) (0.73)    (0.02)   (0.62)         (0.25)
                                           --------- ------  -------- --------       --------
NET ASSET VALUE, END OF PERIOD                $10.98 $10.08    $10.78   $10.64         $10.29
                                           --------- ------  -------- --------       --------
TOTAL RETURN                                  11.08%  0.65%     1.48%    9.41%        5.47%++
                                           --------- ------  -------- --------       --------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)       $857.5 $885.5    $585.8   $331.3           $1.1
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                       0.55%  0.58%     0.55%    0.62%         0.70%+
NET INVESTMENT INCOME                          4.78%  4.21%     2.85%    1.39%         0.72%+
PORTFOLIO TURNOVER RATE                    885.7%(b) 851.3%  1,228.7% 1,173.9%       935.0%++
(1) RATIO OF OPERATING EXPENSES TO AVERAGE
NET ASSETS BEFORE REIMBURSEMENT BY THE
MANAGER AND BROKER REBATES:                    0.55%  0.58%       N/A      N/A         0.74%+

--------------------------------------------------------------------------------

+  Annualized
++ Non-annualized
N/A Not applicable
(a) Net investment income per share was calculated using average shares outstanding.
(b) Excludes TBA securities.

  PIMCO INFLATION PROTECTED BOND PORTFOLIO



                                                                               FOR THE PERIOD FROM
                                                                                   MAY 1, 2003
                                                                                 (COMMENCEMENT OF
                                            FOR THE YEARS ENDED DECEMBER 31,      OPERATIONS) TO
                                           ----------------------------------- DECEMBER 31, 2003(A)
CLASS B                                     2007(A)  2006(A) 2005(A)  2004(A)  --------------------
-------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD          $10.06 $10.76    $10.63   $10.29        $10.00
                                           --------- ------  -------- --------       -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                           0.46   0.40      0.27     0.08          0.07
NET REALIZED AND UNREALIZED GAINS (LOSSES)      0.66 (0.41)    (0.12)     0.84          0.46
                                           --------- ------  -------- --------       -------
TOTAL FROM INVESTMENT OPERATIONS                1.12 (0.01)      0.15     0.92          0.53
                                           --------- ------  -------- --------       -------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME          (0.22) (0.39)        --   (0.07)        (0.03)
DISTRIBUTIONS FROM NET REALIZED CAPITAL           -- (0.30)    (0.02)   (0.51)        (0.21)
GAINS                                      --------- ------  -------- --------       -------
TOTAL DISTRIBUTIONS                           (0.22) (0.69)    (0.02)   (0.58)        (0.24)
                                           --------- ------  -------- --------       -------
NET ASSET VALUE, END OF PERIOD                $10.96 $10.06    $10.76   $10.63        $10.29
                                           --------- ------  -------- --------       -------
TOTAL RETURN                                  10.80%  0.39%     1.39%    8.99%        5.35%+
                                           --------- ------  -------- --------       -------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)       $401.6 $367.0    $385.4   $502.3        $366.2
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                       0.80%  0.82%     0.80%    0.81%       0.84%++
NET INVESTMENT INCOME                          4.52%  3.93%     2.52%    0.73%       0.64%++
PORTFOLIO TURNOVER RATE                    885.7%(b) 851.3%  1,228.7% 1,173.9%       935.0%+
(1) RATIO OF OPERATING EXPENSES TO AVERAGE
NET ASSETS BEFORE REIMBURSEMENT BY THE
MANAGER AND BROKER REBATES:                    0.80%  0.82%       N/A      N/A       0.84%++

--------------------------------------------------------------------------------

+  Non-annualized
++ Annualized
N/A Not applicable
(a) Net investment income per share was calculated using average shares outstanding.
(b) Excludes TBA securities.

                                       PIMCO INFLATION PROTECTED BOND PORTFOLIO



                                                                                     FOR THE PERIOD
                                                                                      MAY 1, 2006
                                                                                    (COMMENCEMENT OF
                                                              FOR THE YEAR ENDED     OPERATIONS) TO
CLASS E                                                      DECEMBER 31, 2007(A) DECEMBER 31, 2006(A)
------------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                                 $10.06               $9.92
                                                                  ---------             -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                                  0.48                0.29
NET REALIZED AND UNREALIZED GAINS (LOSSES)                             0.65              (0.15)
                                                                  ---------             -------
TOTAL FROM INVESTMENT OPERATIONS                                       1.13                0.14
                                                                  ---------             -------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                                 (0.23)                  --
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS                            --                  --
                                                                  ---------             -------
TOTAL DISTRIBUTIONS                                                  (0.23)                  --
                                                                  ---------             -------
NET ASSET VALUE, END OF PERIOD                                       $10.96              $10.06
                                                                  ---------             -------
TOTAL RETURN                                                         10.93%              1.41%+
                                                                  ---------             -------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                                $7.3                $3.3
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                              0.71%             0.75%++
NET INVESTMENT INCOME                                                 4.63%             4.23%++
PORTFOLIO TURNOVER RATE                                           885.7%(b)             851.3%+
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS BEFORE
REIMBURSEMENT BY THE MANAGER AND BROKER REBATES:                      0.71%             0.75%++

--------------------------------------------------------------------------------

+  Non-annualized
++ Annualized
(a) Net investment income per share was calculated using average shares outstanding.
(b) Excludes TBA securities.

  PIMCO TOTAL RETURN PORTFOLIO



                                                           FOR THE YEARS ENDED DECEMBER 31,
                                                      ------------------------------------------
CLASS A                                                2007(A)  2006(A)  2005(A) 2004(A) 2003(A)
------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                     $11.80   $11.60 $11.40  $11.61  $11.34
                                                      --------- -------- ------  ------  ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                      0.56     0.49   0.40    0.20    0.28
NET REALIZED AND UNREALIZED GAINS (LOSSES)                 0.35     0.04 (0.12)    0.40    0.23
                                                      --------- -------- ------  ------  ------
TOTAL FROM INVESTMENT OPERATIONS                           0.91     0.53   0.28    0.60    0.51
                                                      --------- -------- ------  ------  ------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                     (0.42)   (0.32) (0.01)  (0.81)  (0.13)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS                --   (0.01) (0.07)      --  (0.11)
                                                      --------- -------- ------  ------  ------
TOTAL DISTRIBUTIONS                                      (0.42)   (0.33) (0.08)  (0.81)  (0.24)
                                                      --------- -------- ------  ------  ------
NET ASSET VALUE, END OF PERIOD                           $12.29   $11.80 $11.60  $11.40  $11.61
                                                      --------- -------- ------  ------  ------
TOTAL RETURN                                              7.85%    4.80%  2.46%   5.25%   4.53%
                                                      --------- -------- ------  ------  ------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                $3,045.1 $1,445.1 $912.6  $578.0  $194.5
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES**                                                0.54%    0.58%  0.57%   0.57%   0.59%
NET INVESTMENT INCOME                                     4.74%    4.28%  3.42%   1.69%   2.43%
PORTFOLIO TURNOVER RATE                               412.8%(b)   161.2% 344.2%  416.0%  547.1%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:**                                                0.54%    0.58%  0.57%     N/A  0.57%*

--------------------------------------------------------------------------------

* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
** Prior to 05/01/2003, broker rebates were excluded from the calculation of the expense limitation.
N/A Not applicable
(a) Net investment income per share was calculated using average shares outstanding.
(b) Excludes TBA securities.

                                                   PIMCO TOTAL RETURN PORTFOLIO



                                                            FOR THE YEARS ENDED DECEMBER 31,
                                                      --------------------------------------------
CLASS B                                                2007(A)  2006(A)  2005(A)  2004(A)  2003(A)
--------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                     $11.69   $11.50   $11.32   $11.54 $11.29
                                                      --------- -------- -------- -------- ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                      0.53     0.46     0.37     0.19   0.24
NET REALIZED AND UNREALIZED GAINS (LOSSES)                 0.34     0.04   (0.12)     0.38   0.25
                                                      --------- -------- -------- -------- ------
TOTAL FROM INVESTMENT OPERATIONS                           0.87     0.50     0.25     0.57   0.49
                                                      --------- -------- -------- -------- ------
DISTRIBUTIONS:

DISTRIBUTIONS IN EXCESS OF NET INVESTMENT INCOME         (0.39)   (0.30)       --   (0.79) (0.13)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS                --   (0.01)   (0.07)       -- (0.11)
                                                      --------- -------- -------- -------- ------
TOTAL DISTRIBUTIONS                                      (0.39)   (0.31)   (0.07)   (0.79) (0.24)
                                                      --------- -------- -------- -------- ------
NET ASSET VALUE, END OF PERIOD                           $12.17   $11.69   $11.50   $11.32 $11.54
                                                      --------- -------- -------- -------- ------
TOTAL RETURN                                              7.56%    4.52%    2.25%    4.98%  4.31%
                                                      --------- -------- -------- -------- ------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                $1,274.4 $1,219.1 $1,107.7 $1,028.5 $893.8
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES**                                                0.79%    0.83%    0.82%    0.81%  0.83%
NET INVESTMENT INCOME                                     4.51%    4.01%    3.13%    1.66%  2.07%
PORTFOLIO TURNOVER RATE                               412.8%(b)   161.2%   344.2%   416.0% 547.1%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:**                                                0.79%    0.83%    0.82%      N/A 0.82%*

--------------------------------------------------------------------------------

* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
** Prior to 05/01/2003, broker rebates were excluded from the calculation of the expense limitation.
N/A Not applicable
(a) Net investment income per share was calculated using average shares outstanding.
(b) Excludes TBA securities.

  PIMCO TOTAL RETURN PORTFOLIO



                                                          FOR THE YEARS ENDED DECEMBER 31,
                                                      -----------------------------------------
CLASS E                                                2007(A)  2006(A) 2005(A) 2004(A) 2003(A)
-----------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                     $11.73 $11.53  $11.34  $11.56  $11.30
                                                      --------- ------  ------  ------  ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                      0.54   0.47    0.39    0.21    0.23
NET REALIZED AND UNREALIZED GAINS (LOSSES)                 0.35   0.05  (0.13)    0.37    0.27
                                                      --------- ------  ------  ------  ------
TOTAL FROM INVESTMENT OPERATIONS                           0.89   0.52    0.26    0.58    0.50
                                                      --------- ------  ------  ------  ------
DISTRIBUTIONS:

DISTRIBUTIONS IN EXCESS OF NET INVESTMENT INCOME         (0.41) (0.31)      --  (0.80)  (0.13)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS                -- (0.01)  (0.07)      --  (0.11)
                                                      --------- ------  ------  ------  ------
TOTAL DISTRIBUTIONS                                      (0.41) (0.32)  (0.07)  (0.80)  (0.24)
                                                      --------- ------  ------  ------  ------
NET ASSET VALUE, END OF PERIOD                           $12.21 $11.73  $11.53  $11.34  $11.56
                                                      --------- ------  ------  ------  ------
TOTAL RETURN                                              7.63%  4.67%   2.33%   5.06%   4.44%
                                                      --------- ------  ------  ------  ------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                  $132.0 $132.5  $146.6  $146.6  $119.3
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES**                                                0.69%  0.72%   0.72%   0.71%   0.73%
NET INVESTMENT INCOME                                     4.61%  4.10%   3.24%   1.76%   2.02%
PORTFOLIO TURNOVER RATE                               412.8%(b) 161.2%  344.2%  416.0%  547.1%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:**                                                0.69%  0.72%   0.72%     N/A  0.71%*

--------------------------------------------------------------------------------

* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
** Prior to 05/01/2003, broker rebates were excluded from the calculation of the expense limitation.
N/A Not applicable
(a) Net investment income per share was calculated using average shares outstanding.
(b) Excludes TBA securities.

                                                       RCM TECHNOLOGY PORTFOLIO



                                                          FOR THE YEARS ENDED DECEMBER 31,
                                                      -----------------------------------------
CLASS A                                               2007(A) 2006(A) 2005(A)  2004(A)  2003(A)
-----------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                    $5.39   $5.11   $4.62     $4.83   $3.06
                                                      ------- ------- ------- --------- -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT LOSS                                    (0.01)  (0.03)  (0.03)    (0.02)  (0.04)

NET REALIZED AND UNREALIZED GAINS (LOSSES)               1.66    0.31    0.56    (0.19)    1.81
                                                      ------- ------- ------- --------- -------
TOTAL FROM INVESTMENT OPERATIONS                         1.65    0.28    0.53    (0.21)    1.77
                                                      ------- ------- ------- --------- -------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                       --      --      --        --      --
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS          (0.22)      --  (0.04) (0.00)(b)      --
                                                      ------- ------- ------- --------- -------
TOTAL DISTRIBUTIONS                                    (0.22)      --  (0.04) (0.00)(b)      --
                                                      ------- ------- ------- --------- -------
NET ASSET VALUE, END OF PERIOD                          $6.82   $5.39   $5.11     $4.62   $4.83
                                                      ------- ------- ------- --------- -------
TOTAL RETURN                                           31.67%   5.48%  11.35%   (4.28)%  57.84%
                                                      ------- ------- ------- --------- -------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                 $64.8  $184.8  $129.3     $81.8   $47.2
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES**                                              0.95%   1.02%   1.10%     0.96%   1.10%
NET INVESTMENT LOSS                                   (0.20)% (0.57)% (0.69)%   (0.45)% (0.89)%
PORTFOLIO TURNOVER RATE                                206.8%  265.0%  290.7%    173.0%  313.0%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                0.97%  1.06%*   1.19%       N/A   1.26%
RATIO OF EXPENSES TO AVERAGE NET ASSETS AFTER BROKER
REBATES:**                                                N/A     N/A     N/A       N/A   1.04%

--------------------------------------------------------------------------------

* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
** Prior to 05/01/2003, broker rebates were excluded from the calculation of the expense limitation.
N/A Not applicable
(a) Net investment loss per share was calculated using average shares outstanding.
(b) Rounds to less than $0.005 per share.

  RCM TECHNOLOGY PORTFOLIO



                                                          FOR THE YEARS ENDED DECEMBER 31,
                                                      -----------------------------------------
CLASS B                                               2007(A) 2006(A) 2005(A)  2004(A)  2003(A)
-----------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                    $5.32   $5.05   $4.58     $4.79   $3.04
                                                      ------- ------- ------- --------- -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT LOSS                                    (0.03)  (0.04)  (0.04)    (0.02)  (0.05)
NET REALIZED AND UNREALIZED GAINS (LOSSES)               1.65    0.31    0.55    (0.19)    1.80
                                                      ------- ------- ------- --------- -------
TOTAL FROM INVESTMENT OPERATIONS                         1.62    0.27    0.51    (0.21)    1.75
                                                      ------- ------- ------- --------- -------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                       --      --      --        --      --
DISTRIBUTIONS FORM NET REALIZED CAPITAL GAINS          (0.22)      --  (0.04) (0.00)(b)      --
                                                      ------- ------- ------- --------- -------
TOTAL DISTRIBUTIONS                                    (0.22)      --  (0.04) (0.00)(b)      --
                                                      ------- ------- ------- --------- -------
NET ASSET VALUE, END OF PERIOD                          $6.72   $5.32   $5.05     $4.58   $4.79
                                                      ------- ------- ------- --------- -------
TOTAL RETURN                                           31.52%   5.35%  11.01%   (4.31)%  57.57%
                                                      ------- ------- ------- --------- -------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                $160.4   $91.9   $86.5    $100.2   $64.8
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES**                                              1.24%   1.28%   1.35%     1.21%   1.35%
NET INVESTMENT LOSS                                   (0.51)% (0.83)% (0.95)%   (0.57)% (1.14)%
PORTFOLIO TURNOVER RATE                                206.8%  265.0%  290.7%    173.0%  313.0%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT TO THE MANAGER AND BROKER
REBATES:                                                1.27%  1.31%*   1.44%       N/A   1.52%
RATIO OF EXPENSES TO AVERAGE NET ASSETS AFTER BROKER
REBATES:**                                                N/A     N/A     N/A       N/A   1.29%

--------------------------------------------------------------------------------

* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
** Prior to 05/01/2003, broker rebates were excluded from the calculation of the expense limitation.
N/A Not applicable
(a) Net investment loss per share was calculated using average shares outstanding.
(b) Rounds to less than $0.005 per share.

                                                       RCM TECHNOLOGY PORTFOLIO



                                                          FOR THE YEARS ENDED DECEMBER 31,
                                                      -----------------------------------------
CLASS E                                               2007(A) 2006(A) 2005(A)  2004(A)  2003(A)
-----------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                    $5.34   $5.07   $4.59     $4.80   $3.05
                                                      ------- ------- ------- --------- -------
INCOME FROM INVESTMENT OPERATIONS:

NET INVESTMENT LOSS                                    (0.03)  (0.04)  (0.04)    (0.02)  (0.05)
NET REALIZED AND UNREALIZED GAINS (LOSSES)               1.67    0.31    0.56    (0.19)    1.80
                                                      ------- ------- ------- --------- -------
TOTAL FROM INVESTMENT OPERATIONS                         1.64    0.27    0.52    (0.21)    1.75
                                                      ------- ------- ------- --------- -------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                       --      --      --        --      --
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS          (0.22)      --  (0.04) (0.00)(b)      --
                                                      ------- ------- ------- --------- -------
TOTAL DISTRIBUTIONS:                                   (0.22)      --  (0.04) (0.00)(b)      --
                                                      ------- ------- ------- --------- -------
NET ASSET VALUE, END OF PERIOD                          $6.76   $5.34   $5.07     $4.59   $4.80
                                                      ------- ------- ------- --------- -------
TOTAL RETURN                                           31.78%   5.33%  11.21%   (4.30)%  57.88%
                                                      ------- ------- ------- --------- -------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                 $27.1   $16.7   $18.6     $20.3   $15.5
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES**                                              1.14%   1.18%   1.25%     1.10%   1.25%
NET INVESTMENT LOSS                                   (0.42)% (0.74)% (0.85)%   (0.55)% (1.07)%
PORTFOLIO TURNOVER RATE                                206.8%  265.0%  290.7%    173.0%  313.0%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT TO THE MANAGER AND BROKER
REBATES:                                                1.18%  1.21%*   1.34%       N/A   1.37%
RATIO OF EXPENSES TO AVERAGE NET ASSETS AFTER BROKER
REBATES:**                                                N/A     N/A     N/A       N/A   1.22%

--------------------------------------------------------------------------------

*  Excludes effect of deferred expense reimbursement.
** Prior to 05/01/2003, broker rebates were excluded from the calculation of the expense limitation.
N/A Not applicable
(a) Net investment loss per share was calculated using average shares outstanding.
(b) Rounds to less than $0.005 per share.

  T. ROWE PRICE MID CAP GROWTH PORTFOLIO



                                                         FOR THE YEARS ENDED DECEMBER 31,
                                                      ---------------------------------------
CLASS A                                               2007(A) 2006(A) 2005(A) 2004(A) 2003(A)
---------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                   $8.76   $8.49    $7.55   $6.39   $4.66
                                                      ------  ------  ------- ------- -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME (LOSS)                            0.02    0.03   (0.01)  (0.03)  (0.02)
NET REALIZED AND UNREALIZED GAINS                       1.50    0.53     1.13    1.19    1.75
                                                      ------  ------  ------- ------- -------
TOTAL FROM INVESTMENT OPERATIONS                        1.52    0.56     1.12    1.16    1.73
                                                      ------  ------  ------- ------- -------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                  (0.02)      --       --      --      --
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS         (0.43)  (0.29)   (0.18)      --      --
                                                      ------  ------  ------- ------- -------
TOTAL DISTRIBUTIONS                                   (0.45)  (0.29)   (0.18)      --      --
                                                      ------  ------  ------- ------- -------
NET ASSET VALUE, END OF PERIOD                         $9.83   $8.76    $8.49   $7.55   $6.39
                                                      ------  ------  ------- ------- -------
TOTAL RETURN                                          17.85%   6.56%   14.87%  18.15%  37.12%
                                                      ------  ------  ------- ------- -------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)               $524.2  $386.8   $258.6  $145.7   $34.8
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES**                                             0.78%   0.81%    0.80%   0.90%   0.91%
NET INVESTMENT INCOME (LOSS)                           0.16%   0.32%  (0.08)% (0.41)% (0.37)%
PORTFOLIO TURNOVER RATE                                35.5%   33.7%    23.0%   51.7%   56.5%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                               0.80%   0.81%    0.81%  0.83%*  0.92%*
RATIO OF EXPENSES TO AVERAGE NET ASSETS AFTER BROKER
REBATES:**                                               N/A     N/A      N/A     N/A   0.83%

--------------------------------------------------------------------------------

* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
** Prior to 05/01/2003, broker rebates were excluded from the calculation of the expense limitation.
N/A Not applicable
(a) Net investment income (loss) per share was calculated using average shares outstanding.

                                         T. ROWE PRICE MID CAP GROWTH PORTFOLIO



                                                         FOR THE YEARS ENDED DECEMBER 31,
                                                      ---------------------------------------
CLASS B                                               2007(A) 2006(A) 2005(A) 2004(A) 2003(A)
---------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                    $8.62  $8.38    $7.47   $6.34   $4.64
                                                      ------- ------  ------- ------- -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME (LOSS)                           (0.01)   0.01   (0.03)  (0.05)  (0.04)
NET REALIZED AND UNREALIZED GAINS                        1.48   0.52     1.12    1.18    1.74
                                                      ------- ------  ------- ------- -------
TOTAL FROM INVESTMENT OPERATIONS                         1.47   0.53     1.09    1.13    1.70
                                                      ------- ------  ------- ------- -------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                  (0.00)+     --       --      --      --
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS          (0.43) (0.29)   (0.18)      --      --
                                                      ------- ------  ------- ------- -------
TOTAL DISTRIBUTIONS                                    (0.43) (0.29)   (0.18)      --      --
                                                      ------- ------  ------- ------- -------
NET ASSET VALUE, END OF PERIOD                          $9.66  $8.62    $8.38   $7.47   $6.34
                                                      ------- ------  ------- ------- -------
TOTAL RETURN                                           17.64%  6.16%   14.63%  17.82%  36.64%
                                                      ------- ------  ------- ------- -------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                $523.0 $453.6   $422.6  $345.0  $307.7
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES**                                              1.03%  1.05%    1.05%   1.16%   1.18%
NET INVESTMENT INCOME (LOSS)                          (0.08)%  0.12%  (0.34)% (0.69)% (0.64)%
PORTFOLIO TURNOVER RATE                                 35.5%  33.7%    23.0%   51.7%   56.5%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                1.05%  1.06%    1.06%  1.07%*  1.16%*
RATIO OF EXPENSES TO AVERAGE NET ASSETS AFTER BROKER
REBATES:**                                                N/A    N/A      N/A     N/A   1.12%

--------------------------------------------------------------------------------

+  Rounds to less than $0.005 per share.
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
** Prior to 05/01/2003, broker rebates were excluded from the calculation of the expense limitation.
N/A Not applicable
(a) Net investment income (loss) per share was calculated using average shares outstanding.

  T. ROWE PRICE MID CAP GROWTH PORTFOLIO



                                                         FOR THE YEARS ENDED DECEMBER 31,
                                                      ---------------------------------------
CLASS E                                               2007(A) 2006(A) 2005(A) 2004(A) 2003(A)
---------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                   $8.67   $8.42    $7.50   $6.36   $4.65
                                                      ------  ------  ------- ------- -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME (LOSS)                           0.00+    0.02   (0.02)  (0.04)  (0.03)
NET REALIZED AND UNREALIZED GAINS                       1.49    0.52     1.12    1.18    1.74
                                                      ------  ------  ------- ------- -------
TOTAL FROM INVESTMENT OPERATIONS                        1.49    0.54     1.10    1.14    1.71
                                                      ------  ------  ------- ------- -------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                  (0.01)      --       --      --      --
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS         (0.43)  (0.29)   (0.18)      --      --
                                                      ------  ------  ------- ------- -------
TOTAL DISTRIBUTIONS                                   (0.44)  (0.29)   (0.18)      --      --
                                                      ------  ------  ------- ------- -------
NET ASSET VALUE, END OF PERIOD                         $9.72   $8.67    $8.42   $7.50   $6.36
                                                      ------  ------  ------- ------- -------
TOTAL RETURN                                          17.62%   6.38%   14.70%  17.92%  36.77%
                                                      ------  ------  ------- ------- -------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                $37.3   $25.0    $25.4   $21.5   $10.8
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES**                                             0.93%   0.95%    0.95%   1.05%   1.08%
NET INVESTMENT INCOME (LOSS)                          0.00%+   0.22%  (0.24)% (0.57)% (0.54)%
PORTFOLIO TURNOVER RATE                                35.5%   33.7%    23.0%   51.7%   56.5%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                               0.95%   0.96%    0.96%  0.97%*  1.06%*
RATIO OF EXPENSES TO AVERAGE NET ASSETS AFTER BROKER
REBATES:**                                               N/A     N/A      N/A     N/A   1.01%

--------------------------------------------------------------------------------

+  Rounds to less than $0.005 per share.
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
** Prior to 05/01/2003, broker rebates were excluded from the calculation of the expense limitation.
N/A Not applicable
(a) Net investment income (loss) per share was calculated using average shares outstanding.

FOR MORE INFORMATION

If you would like more information about a Portfolio, the following documents are available to you free upon request:

ANNUAL/SEMI-ANNUAL REPORTS

Contain additional information about a Portfolio's performance. In a Portfolio's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION ("SAI")

Provides a fuller technical and legal description of the Portfolio's policies, investment restrictions, and business structure. The SAI is legally considered to be a part of this Prospectus.

IF YOU WOULD LIKE A COPY OF THE CURRENT VERSIONS OF THESE DOCUMENTS, OR OTHER INFORMATION ABOUT A PORTFOLIO, CONTACT:

                          MET INVESTORS SERIES TRUST
                                 5 PARK PLAZA
                                  SUITE 1900
                           IRVINE, CALIFORNIA 92614

                                1-800-848-3854

Free copies of the SAI and Annual and Semi-Annual Reports are available at the following website: www.metlifeinvestors.com

Information about a Portfolio, including the Annual and Semi-annual Reports and SAI, may also be obtained from the Securities and Exchange Commission ("SEC"):

[_] IN PERSONReview and copy documents in the SEC's Public Reference Room in
             Washington, D.C. (for information call 202-551-8090).

[_] ON LINE  Retrieve information from the EDGAR database on the SEC's web site at: http://www.sec.gov.

[_] BY MAIL  Request documents, upon payment of a duplicating fee, by writing to SEC, Public Reference Section, Washington, D.C. 20549 or by e-mailing the SEC at publicinfo@sec.gov.

                             SEC FILE # 811-10183

                                 MET INVESTORS
                            S E R I E S   T R U S T

                      Met/AIM Small Cap Growth Portfolio


                      BlackRock Large Cap Core Portfolio


                     Clarion Global Real Estate Portfolio
               (formerly Neuberger Berman Real Estate Portfolio)



                    Harris Oakmark International Portfolio


                             Janus Forty Portfolio


                           Lazard Mid Cap Portfolio

                Legg Mason Partners Aggressive Growth Portfolio

                       Legg Mason Value Equity Portfolio



                     Lord Abbett Bond Debenture Portfolio



                    MFS(R) Research International Portfolio



                  Oppenheimer Capital Appreciation Portfolio

                   PIMCO Inflation Protected Bond Portfolio

                         PIMCO Total Return Portfolio

                           RCM Technology Portfolio



                    T. Rowe Price Mid Cap Growth Portfolio



                      Class A, Class B and Class E Shares

                                __PROSPECTUS__

                                APRIL 28, 2008

Like all securities, these securities have not been approved or disapproved by the

Securities and Exchange Commission, nor has the Securities and Exchange

Commission passed upon the accuracy or adequacy of this Prospectus.

           Any representation to the contrary is a criminal offense.

                           ____TABLE OF CONTENTS____


                                                                PAGE

         INTRODUCTION                                            3
            Understanding the Trust                              3
            Understanding the Portfolios                         3

         THE PORTFOLIOS                                          5

           INVESTMENT SUMMARY                                    5
            Met/AIM Small Cap Growth Portfolio                   6
            BlackRock Large Cap Core Portfolio                   9
            Clarion Global Real Estate Portfolio                 13
            Harris Oakmark International Portfolio               17
            Janus Forty Portfolio                                20
            Lazard Mid Cap Portfolio                             23
            Legg Mason Partners Aggressive Growth Portfolio      26
            Legg Mason Value Equity Portfolio                    29
            Lord Abbett Bond Debenture Portfolio                 33
            MFS(R) Research International Portfolio              38
            Oppenheimer Capital Appreciation Portfolio           42
            PIMCO Inflation Protected Bond Portfolio             45
            PIMCO Total Return Portfolio                         50
            RCM Technology Portfolio                             55
            T. Rowe Price Mid Cap Growth Portfolio               59

           PRIMARY RISKS OF INVESTING IN THE PORTFOLIOS          62
           ADDITIONAL INVESTMENT STRATEGIES                      66
           MANAGEMENT                                            79
            The Manager                                          79
            The Advisers                                         81
            Distribution Plans                                   89

         YOUR INVESTMENT                                         90
            Shareholder Information                              90
            Dividends, Distributions and Taxes                   90
            Sales and Purchases of Shares                        92

         FINANCIAL HIGHLIGHTS                                    96

         FOR MORE INFORMATION                                Back Cover

INTRODUCTION

UNDERSTANDING THE TRUST


Met Investors Series Trust (the "Trust") is an open-end management investment company that offers a selection of fifty-two managed investment portfolios or mutual funds, only fifteen of which are offered through this Prospectus (the "Portfolios"). Each of the fifteen Portfolios described in this Prospectus has its own investment objective designed to meet different investment goals. Please see the Investment Summary section of this Prospectus for specific information on each Portfolio.


  INVESTING THROUGH A VARIABLE INSURANCE CONTRACT

  Class A, Class B and Class E shares of the Portfolios, as applicable, are currently only sold to separate accounts of Metropolitan Life Insurance Company and certain of its affiliates (collectively, "MetLife" or the "Insurance Companies") to fund the benefits under certain individual flexible premium variable life insurance policies and individual and group variable annuity contracts (collectively, "Contracts"). As a Contract owner, your premium payments are allocated to one or more of the Portfolios in accordance with your Contract.

  A particular Portfolio or class of a Portfolio of the Trust may not be available under the Contract you have chosen. The prospectus for the Contracts shows the Portfolios and classes available to you. Please read this Prospectus carefully before selecting a Portfolio. It provides information to assist you in your decision. If you would like additional information about a Portfolio, please request a copy of the Statement of Additional Information ("SAI"). For details about how to obtain a copy of the SAI and other reports and information, see the back cover of this Prospectus. The SAI is incorporated by reference into this Prospectus.

  Some of the Portfolios have names and investment objectives that are very similar to certain publicly available mutual funds that are managed by the same investment advisers. The Portfolios in this Prospectus are not those publicly available mutual funds and will not have the same performance. Different performance will result from such factors as different implementation of investment policies, different investment restrictions, different cash flows into and out of the Portfolios, different fees, and different asset sizes.

UNDERSTANDING THE PORTFOLIOS

After this Introduction you will find an Investment Summary for each Portfolio. Each Investment Summary presents important facts about a Portfolio, including information about its investment objective, principal investment strategy, primary risks, fees and expenses and past performance.


Each of the Portfolios falls into one of two categories of funds: equity funds and fixed income funds. A particular type of Portfolio may be more appropriate for you depending upon your investment needs.



 PLEASE SEE THE CONTRACT PROSPECTUS FOR A DETAILED EXPLANATION OF YOUR CONTRACT.

DESCRIPTION OF TYPES OF FUNDS:

  EQUITY FUNDS

  Although they may involve more risk, historically, equity securities such as common stocks have offered higher returns than bonds or other investments over the long term. A domestic equity fund principally invests in equity securities of U.S. companies and may also, to a minor extent, invest in securities of companies located outside the United States. An international equity fund principally invests in the equity securities of companies located outside the United States.

  FIXED INCOME FUNDS

  Fixed income securities are securities that pay a specified rate of return. Historically, fixed income funds are not as volatile as equity funds. These funds may lend stability to a portfolio made up primarily of stocks.



--------------------------------------------------------------------------------

BEFORE YOU CHOOSE A PORTFOLIO, PLEASE CONSIDER...

All of the Portfolios involve risk, but there is also the potential for reward. You can lose money--and you can make money. The Portfolios are structured so that each offers a different degree of risk and reward than others.

WHAT RISK/REWARD LEVEL IS FOR YOU? ASK YOURSELF THE FOLLOWING:
(1) HOW WELL DO I HANDLE FLUCTUATIONS IN MY ACCOUNT VALUE?

    The greater the degree of risk for a Portfolio, the more its price is likely to move up and down on a day to day basis. If this makes you uncomfortable, you may prefer an investment that is less risky and that may not fluctuate in price as much.

(2) AM I LOOKING FOR A HIGHER RATE OF RETURN?

    Generally, the higher the potential return, the higher the risk. If you find the potential to make money is worth the possibility of losing more, then a Portfolio with higher risk may be right for you.

A final note: These Portfolios are designed for long-term investment.

                                THE PORTFOLIOS

INVESTMENT SUMMARY

Each Portfolio's summary discusses the following:

    INVESTMENT OBJECTIVE
    What is the Portfolio's investment goal?

    PRINCIPAL INVESTMENT STRATEGY
    How does the Portfolio attempt to achieve its investment goal? What types of investments does it contain? What style of investing and investment philosophy does it follow?

    PRIMARY RISKS
    What are the specific risks of investing in the Portfolio?

    PAST PERFORMANCE
    How well has the Portfolio performed over time?

    FEES AND EXPENSES
    What is the cost of investing in the Portfolio?


In addition to its principal investment strategy, each Portfolio may invest in various types of securities and engage in various investment techniques and practices which are not the principal focus of the Portfolio and therefore are not described in the Investment Summary section of the Prospectus. These other securities and investment techniques and practices in which a Portfolio may engage, together with their risks, are briefly discussed in "Additional Investment Strategies" in this Prospectus.


Following the Investment Summary is the section entitled "Primary Risks of Investing in the Portfolios" which lists some of the factors that may affect the value of a Portfolio's investments.


The SAI provides more detailed information regarding the various types of securities that a Portfolio may purchase and certain investment techniques and practices of its Adviser.


The Contracts may be sold by banks. AN INVESTMENT IN A PORTFOLIO OF THE TRUST THROUGH A CONTRACT IS NOT A DEPOSIT OR OBLIGATION OF, OR GUARANTEED BY, ANY BANK, AND IS NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY OF THE U.S. GOVERNMENT.


 EACH PORTFOLIO IN THIS PROSPECTUS IS A MUTUAL FUND: A POOLED INVESTMENT THAT IS PROFESSIONALLY MANAGED AND THAT GIVES YOU THE OPPORTUNITY TO PARTICIPATE IN FINANCIAL MARKETS. EACH PORTFOLIO STRIVES TO REACH ITS STATED INVESTMENT OBJECTIVE, WHICH CAN BE CHANGED WITHOUT SHAREHOLDER APPROVAL. AS WITH ALL MUTUAL FUNDS, THERE IS NO GUARANTEE THAT A PORTFOLIO WILL ACHIEVE ITS INVESTMENT OBJECTIVE.

 A PORTFOLIO'S ADVISER MAY SELL A PORTFOLIO SECURITY WHEN THE VALUE OF THE INVESTMENT REACHES OR EXCEEDS ITS ESTIMATED FAIR VALUE, TO TAKE ADVANTAGE OF MORE ATTRACTIVE INVESTMENT OPPORTUNITIES, WHEN THE ISSUER'S INVESTMENT FUNDAMENTALS BEGIN TO DETERIORATE, WHEN THE PORTFOLIO MUST MEET REDEMPTIONS, OR FOR OTHER INVESTMENT REASONS.

                      MET/AIM SMALL CAP GROWTH PORTFOLIO

INVESTMENT OBJECTIVE:

Long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGY:

The Portfolio seeks to meet its objective by investing, normally, at least 80% of its net assets in securities of small-cap companies. In complying with this 80% investment requirement, the Portfolio will invest primarily in marketable equity securities, including convertible securities, but its investments may include other securities, such as synthetic instruments. Synthetic instruments are investments that have economic characteristics similar to the Portfolio's direct investments, and may include warrants, futures, options, exchange-traded funds and American Depositary Receipts. The Portfolio considers a company to be a small-cap company if it has a market capitalization, at the time of purchase, no larger than the largest capitalized company included in the Russell 2000 Index during the most recent 11-month period (based on month-end data) plus the most recent data during the current month, within the range of market capitalizations of companies included in the Russell 2000 Index.

The Portfolio may invest up to 20% of its net assets in equity securities of issuers that have market capitalizations, at the time of purchase, outside of the range of market capitalizations of companies included in the Russell 2000 Index, and in investment-grade non-convertible debt securities, U.S. government securities and high-quality money market instruments. The Portfolio may also invest up to 25% of its total assets in foreign securities. For risk management purposes, the Portfolio may hold a portion of its assets in cash or cash equivalents, including money market instruments.

In selecting investments, the portfolio managers seek to identify those companies that have strong earnings momentum or demonstrate other potential for growth of capital. The portfolio managers anticipate that the Portfolio, when fully invested, will generally be comprised of companies that are currently experiencing a greater than anticipated increase in earnings.

PRIMARY RISKS:


The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail starting on page 62, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:


  .  Market risk

  .  Market capitalization risk

  .  Investment style risk

  .  Foreign investment risk

The Portfolio's investments in derivatives can significantly increase the Portfolio's exposure to market risk or credit risk of the counterparty. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the relevant assets, rates and indices.

PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

The bar chart below shows you the performance of the Portfolio's Class B shares, the Portfolio's oldest class, for each full calendar year since its inception and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart.

               Year-by-Year Total Return as of 12/31 of Each Year

                                    [CHART]

        02        03          04          05          06         07
     ------     ------       -----      ------     ------     ------
    -27.50%     38.86%       6.43%       8.27%      14.18%     11.07%

                   High Quarter:   2nd - 2003      +20.75%
                   Low Quarter:    3rd - 2002      -18.43%



The table below compares the Portfolio's Class A, Class B and Class E shares' average annual compounded total returns for the 1- and 5-year periods and from inception through 12/31/07 with the Russell 2000 Index and the Russell 2000 Growth Index. The Russell 2000 Index is an unmanaged index which measures the performance of the 2,000 smallest companies in the Russell 3000 Index. The Russell 2000 Growth Index is an unmanaged index which measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.

---------------------------------------------------------------
        Average Annual Total Return as of 12/31/07
--------------------------------------------------------------
                                              Since   Inception
                             1 Year  5 Year Inception   Date
 -------------------------   ------- ------ --------- ---------
Class A                      11.40%  15.39%    6.91%    1/2/02
Class B                      11.07%  15.20%    9.39%   10/9/01
Class E                      11.20%  15.34%    7.66%    4/1/02
Russell 2000 Index           -1.57%  16.25%   12.12%*
Russell 2000 Growth Index     7.05%  16.50%   10.70%*
* Index performance is from 10/1/01.


 PORTFOLIO MANAGEMENT:


..  Invesco Aim Capital Management, Inc. see page 81

..  For financial highlights see page 96

FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2007 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                          Class A Class B Class E
-----------------------------------------------------------------
Management Fee                             0.86%   0.86%   0.86%
-----------------------------------------------------------------
12b-1 Fees                                 None    0.25%   0.15%
-----------------------------------------------------------------
Other Expenses                             0.06%   0.06%   0.06%
-----------------------------------------------------------------
Total Annual Portfolio Operating Expenses  0.92%   1.17%   1.07%
-----------------------------------------------------------------

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES

         Class A  Class B  Class E
-----------------------------------
1 Year   $     94 $    120 $    110
-----------------------------------
3 Years  $    295 $    374 $    342
-----------------------------------
5 Years  $    511 $    647 $    593
-----------------------------------
10 Years $  1,135 $  1,427 $  1,311
-----------------------------------

                      BLACKROCK LARGE CAP CORE PORTFOLIO

INVESTMENT OBJECTIVE:

Long-term capital growth.

PRINCIPAL INVESTMENT STRATEGY:

The Portfolio invests primarily in a diversified portfolio of equity securities of large cap companies located in the United States. Normally, the Portfolio invests at least 80% of its assets in equity securities of large cap companies selected from among those that are, at the time of purchase, included in the Russell 1000 Index (the "Index"). As of February 29, 2008, the Index included companies with market capitalizations between $305 million and $490 billion. The size of the companies in the Index changes with market conditions and composition of the Index. The Portfolio uses an investment approach that blends growth (investing in equity securities that the Adviser believes have good prospects for earnings growth) and value (investing in equity securities that are priced below what the Adviser believes to be their worth) and will seek to outperform its benchmark index, the Russell 1000 Index.

The Adviser uses a quantitative model to look for companies that are consistent with the Portfolio's strategy. The Adviser looks for strong relative earnings growth, preferring internal growth and unit growth to growth resulting from a company's pricing structure. A company's stock price relative to its earnings and book value is also examined. If the Adviser believes that a company is overvalued, the company will not be considered for investment. After the initial screening is performed, the Adviser relies on fundamental analysis, using both internal and external research, to optimize its quantitative model to choose companies the Adviser believes have strong, sustainable earnings growth with current momentum at attractive price valuations.

In seeking to outperform the Portfolio's benchmark index, the Adviser reviews potential investments using certain criteria that are based on the securities in the benchmark index. These criteria currently include the following:

  .  relative price-to-earnings and price-to-book ratios

  .  stability and quality of earnings momentum and growth

  .  weighted median market capitalization of the portfolio

  . allocation among the economic sectors of the portfolio as compared to its benchmark index

  .  weighted individual stocks within the applicable index

In seeking to achieve its investment objective, the Portfolio may also invest in options and futures and other forms of derivatives.

PRIMARY RISKS:


The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail starting on page 62, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate.

  .  Market risk

  .  Market capitalization risk

  .  Investment style risk

The Portfolio's investments in derivatives can significantly increase the Portfolio's exposure to market risk and credit risk of the counterparty. Derivatives can also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative many not correlate perfectly with the relevant assets, rates and indices.


PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

The performance shown below is the performance of the Portfolio's Class A shares, the Portfolio's oldest Class. The historical performance shown for the Portfolio's Class A shares prior to May 1, 2006 is the performance of the Portfolio's predecessor fund managed both by the Adviser's predecessor using the same investment objective and strategy as the Portfolio and by another investment adviser using the same investment objective. The assets of the Mercury Large Cap Core Portfolio of The Travelers Series Trust were transferred to the Portfolio on May 1, 2006.

The bar chart below shows you the performance of the Portfolio's Class A shares for each full calendar year since inception and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart. Effective November 17, 2003, Merrill Lynch Investment Managers, L.P. became the Adviser to the Mercury Large Cap Core Portfolio of The Travelers Series Trust. Information prior to that date is attributable to the Portfolio's former investment adviser. Effective October 1, 2006, BlackRock Advisors, LLC became the Portfolio's Adviser.



                Year-by-Year Total Return as of 12/31 of Each Year

                                    [CHART]

 1999     2000     2001     2002     2003     2004     2005     2006     2007
------   ------   ------   ------   ------   ------   ------   ------   ------
23.67%   -5.58%  -22.43%  -25.14%   21.16%   15.89%   12.05%   14.25%    6.55%

                      High Quarter: 4th-1999  +21.71%
                      Low Quarter:  3rd-2001  -19.36%




The table below compares the Portfolio's Class A, Class B and Class E shares' average annual compounded total returns for the 1- and 5-year periods and since inception through 12/31/07, as applicable, with the Russell 1000 Index, a widely recognized unmanaged index that measures the stock performance of the 1000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.

     Average Annual Total Return as of 12/31/07
----------------------------------------------------
                                   Since   Inception
                   1 Year 5 Year Inception   Date
------------------ ------ ------ --------- ---------
Class A             6.55% 13.88%   3.30%    3/23/98
Class B               --     --    0.92%    4/30/07
Class E               --     --    1.00%    4/30/07
Russell 1000 Index  5.77% 13.43%   5.00%*
* Index performance is from 3/31/98.




 PORTFOLIO MANAGEMENT:


..  BlackRock Advisors, LLC see page 82

..  For financial highlights see page 99

FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2007 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                          Class A Class B Class E
-----------------------------------------------------------------
Management Fee                             0.58%   0.58%   0.58%
-----------------------------------------------------------------
12b-1 Fees                                 None    0.25%   0.15%
-----------------------------------------------------------------
Other Expenses                             0.07%   0.06%   0.06%
-----------------------------------------------------------------
Total Annual Portfolio Operating Expenses  0.65%   0.89%   0.79%
-----------------------------------------------------------------

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES

         Class A  Class B  Class E
-----------------------------------
1 Year   $     67 $     91 $     81
-----------------------------------
3 Years  $    209 $    285 $    253
-----------------------------------
5 Years  $    363 $    495 $    440
-----------------------------------
10 Years $    812 $  1,100 $    981
-----------------------------------

                     CLARION GLOBAL REAL ESTATE PORTFOLIO

INVESTMENT OBJECTIVE:

Total return through investment in real estate securities, emphasizing both capital appreciation and current income.

PRINCIPAL INVESTMENT STRATEGY:


Under normal market conditions, the Portfolio will invest at least 80% of its assets in a portfolio of equity securities of companies that are principally engaged in the real estate industry. In selecting investments for the Portfolio, the Portfolio's Adviser will select companies that derive at least 50% of their total revenues or earnings from owning, operating, developing and/or managing real estate. This portion of the Portfolio will have investments located in a number of different countries, including the U.S. As a general matter, the Portfolio expects these investments to be in common stocks of large-, mid- and small-sized companies, including real estate investment trusts and similarly situated real estate companies outside the U.S. ("REITs"). The Portfolio may invest in companies located in countries with emerging securities markets.


The Portfolio's Adviser uses a multi-step investment process for constructing the Portfolio's investment portfolio that combines top-down region and sector allocation with bottom-up individual stock selection.

First, the Adviser selects sectors and geographic regions in which to invest, and determines the degree of representation of such sectors and regions, through a systematic evaluation of public and private property market trends and conditions. Second, the Adviser uses an in-house valuation process to identify investments with superior current income and growth potential relative to their peers. This in-house valuation process examines several factors including:

  .  value and property;

  .  capital structure; and

  .  management and strategy.

PRIMARY RISKS:


The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail starting on page 62, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:


  .  Market risk

  .  Real estate investment risk

  .  Foreign investment risk

  .  Market capitalization risk

  .  Investment style risk

 PORTFOLIO MANAGEMENT:


..  ING Clarion Real Estate Securities L.P. see page 82

..  For financial highlights see page 102



In addition, investments in emerging markets include all of the risks of investments in foreign securities and are subject to severe price declines. The economic and political structures of developing nations, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity. Such countries may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners and economies based on only a few industries. For these reasons, all of the risks of investing in foreign securities are heightened by investing in emerging market countries. The markets of developing countries have been more volatile than the markets of developed countries with more mature economies. These markets often have provided significantly higher or lower rates of return than developed markets, and significantly greater risks, to investors.

PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

The bar chart below shows you the performance of the Portfolio's Class B shares for each full calendar year since its inception and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart. Effective April 28, 2008, ING Clarion Real Estate Securities L.P. became the Portfolio's Adviser. Investment performance prior to that date is attributable to the Portfolio's former investment adviser.

                                    [CHART]

Year-by-Year Total Return as of 12/31 of Each Year

  05        06         07
------    ------     ------
13.29%    37.58%    -15.01%

High Quarter: 1st-2006  +14.88%
Low Quarter:  2nd-2007   -9.48%

The table below compares the Portfolio's Class A, Class B and Class E shares' average annual compounded total returns for the 1-year period and from inception through 12/31/07 with the FTSE NAREIT Equity Index, the Portfolio's benchmark prior to April 28, 2008, and with the FTSE EPRA/NAREIT Global Real Estate Index, the Portfolio's benchmark effective April 28, 2008. The FTSE NAREIT Equity Index is an unmanaged index that measures the performance of all publicly traded equity REITs. The FTSE EPRA/NAREIT Global Real Estate Index is designed to capture the performance of institutional quality property companies operating in North America, Europe, Asia, and Australia. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.


           Average Annual Total Return as of 12/31/07
----------------------------------------------------------------
                                               Since   Inception
                                     1 Year  Inception   Date
------------------------------------ ------  --------- ---------
Class A                              -14.79%   16.14%   5/1/04
Class B                              -15.01%   15.85%   5/1/04
Class E                              -14.86%   15.99%   5/1/04
FTSE NAREIT Equity REIT Index        -15.69%   16.59%*
FTSE EPRA/NAREIT Global Real
 Estate Index                         -6.96%   22.18%*
* Index performance is from 4/30/04.


For information on ING Clarion Real Estate Securities L.P.'s prior performance with a comparable fund see page 83.


FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2007 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                          Class A Class B Class E
-----------------------------------------------------------------
Management Fee                             0.61%   0.61%   0.61%
-----------------------------------------------------------------
12b-1 Fees                                 None    0.25%   0.15%
-----------------------------------------------------------------
Other Expenses                             0.04%   0.04%   0.04%
-----------------------------------------------------------------
Total Annual Portfolio Operating Expenses  0.65%   0.90%   0.80%
-----------------------------------------------------------------

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES

                               Class A  Class B  Class E
                      -----------------------------------
                      1 Year   $     67 $     92 $     82
                      -----------------------------------
                      3 Years  $    209 $    288 $    256
                      -----------------------------------
                      5 Years  $    363 $    500 $    446
                      -----------------------------------
                      10 Years $    812 $  1,112 $    993
                      -----------------------------------

                    HARRIS OAKMARK INTERNATIONAL PORTFOLIO

INVESTMENT OBJECTIVE:

Long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGY:

Under normal market conditions, the Portfolio invests primarily in common stocks of non-U.S. companies. The Portfolio may invest in mature markets (examples are Japan, Canada, and the United Kingdom) and in less developed markets (examples are Mexico, Brazil, and Korea). Ordinarily, the Portfolio will invest in the securities of at least five countries outside the U.S. There are no geographic limits on the Portfolio's foreign investments, but the Portfolio does not expect to invest more than 35% of its assets in securities of companies based in emerging markets. The Portfolio may invest in the equity securities of companies of any market capitalization.

The Portfolio's Adviser uses a value investment style in selecting equity securities for the Portfolio. The Adviser believes that over time, a company's stock price converges with its true business value. By "true business value" the Adviser means its estimate of the price that is determined by the cash it generates. The Adviser believes that investing in equity securities priced significantly below what is believed to be the true business value presents the best opportunity to achieve the Portfolio's investment objective. The Adviser uses this value philosophy to identify companies that it believes have discounted stock prices compared to the companies' true business values.

PRIMARY RISKS:


The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail starting on page 62, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:


  .  Market risk

  .  Foreign investment risk

  .  Market capitalization risk

  .  Investment style risk

In addition, investments in emerging markets include all of the risks of investments in foreign securities and are subject to severe price declines. The economic and political structures of developing nations, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity. Such countries may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners and economies based on only a few industries. For these reasons, all of the risks of investing in foreign securities are heightened by investing in emerging market countries. The markets of developing countries have been more volatile than the markets of developed countries with more mature economies. These markets often have provided significantly higher or lower rates of return than developed markets, and significantly greater risks, to investors.

 PORTFOLIO MANAGEMENT:


..  Harris Associates L.P. see page 83

..  For financial highlights see page 105



PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

The bar chart below shows you the performance of the Portfolio's Class B shares, the Portfolio's oldest class, for each full calendar year since its inception and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart. Effective January 1, 2003, Harris Associates L.P. became the Portfolio's Adviser. Investment performance information prior to that date is attributable to the Portfolio's former investment adviser.

Year-by-Year Total Return as of 12/31 of Each Year

                                     [CHART]

  02       03      04      05       06      07
------   ------  ------  ------   ------  ------
-18.09%  34.96%  20.52%  14.24%   28.85%  -1.12%



High Quarter:   2nd - 2003      +24.90%
Low Quarter:    3rd - 2002      -16.81%

The table below compares the Portfolio's Class A, Class B and Class E shares' average annual compounded total returns for the 1- and 5-year periods and from inception through 12/31/07 with the Morgan Stanley Capital International Europe, Australia and Far East ("MSCI EAFE" Index), a widely recognized unmanaged index which is an aggregate of 15 individual country indices that collectively represent many of the major markets of the world. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.

   Average Annual Total Return as of 12/31/07
-------------------------------------------------
                                Since   Inception
                1 Year 5 Year Inception   Date
--------------- ------ ------ --------- ---------
Class A         -0.86% 19.12%   12.02%    1/2/02
Class B         -1.12% 18.81%   12.88%   10/9/01
Class E         -1.00% 18.94%   12.57%    4/1/02
MSCI EAFE Index 11.63% 22.08%   15.39%*
* Index performance is from 10/1/01.

FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2007 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                          Class A Class B Class E
-----------------------------------------------------------------
Management Fee                             0.77%   0.77%   0.77%
-----------------------------------------------------------------
12b-1 Fees                                 None    0.25%   0.15%
-----------------------------------------------------------------
Other Expenses                             0.09%   0.08%   0.08%
-----------------------------------------------------------------
Total Annual Portfolio Operating Expenses  0.86%   1.10%   1.00%
-----------------------------------------------------------------

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES

         Class A  Class B  Class E
-----------------------------------
1 Year   $     88 $    113 $    103
-----------------------------------
3 Years  $    275 $    352 $    320
-----------------------------------
5 Years  $    479 $    609 $    555
-----------------------------------
10 Years $  1,064 $  1,346 $  1,229
-----------------------------------

                             JANUS FORTY PORTFOLIO

INVESTMENT OBJECTIVE:

Capital appreciation.

PRINCIPAL INVESTMENT STRATEGY:

The Portfolio normally invests in a core group of 20-40 common stocks selected for their growth potential. The Portfolio may invest in companies of any size, from larger, well-established companies to smaller, emerging growth companies. The Adviser selects stocks primarily through a company analysis, with a focus on identifying prospective capital growth. The Adviser uses a bottom up approach to evaluate stocks and looks at companies one at a time to determine if a company is an attractive investment opportunity and consistent with the Portfolio's investment policies. The Portfolio is non-diversified which means that it can invest a greater portion of its assets in a small number of issuers.


The Portfolio may invest a significant portion of its assets in stocks selected for their growth potential. The Portfolio may also invest without limit in foreign securities and up to 35% of its assets in debt securities including bonds rated below investment grade ("junk bonds").


PRIMARY RISKS:


The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail starting on page 62, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate.

  .  Market risk

  .  Interest rate risk

  .  Credit risk

  .  Foreign investment risk

  .  Market capitalization risk

  .  Investment style risk

Because the Portfolio may invest its assets in a small number of issuers, the Portfolio is more susceptible to any single economic, political or regulatory event affecting those issuers than is a diversified portfolio.


PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

The performance shown below is the performance of the Portfolio's Class A shares, the Portfolio's oldest Class. The historical performance shown for the Portfolio's Class A shares prior to May 1, 2006 is the performance of the Portfolio's predecessor fund managed by the Adviser using the same investment objective and strategy as the Portfolio. The assets of the Capital Appreciation Fund were transferred to the Portfolio on May 1, 2006.

The bar chart below shows you the performance of the Portfolio's Class A shares for the last ten calendar years and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart.


               Year-by-Year Total Return as of 12/31 of Each Year

                                    [CHART]

  1998    1999     2000    2001    2002   2003    2004    2005    2006   2007
------  ------  ------  -------  -------  -------  ------ ------ ------ ------
61.63%  53.52%  -21.88%  -26.09%  -25.09%  24.91% 19.53% 18.19%   3.08% 30.46%

High Quarter 4th - 1999 +34.85%
Low Quarter: 1st - 2001 -20.81%


The table below compares the Portfolio's Class A, Class B and Class E shares' average annual compounded total returns for the 1-, 5- and 10-year periods and from inception through 12/31/07, as applicable, with the S&P 500 Index, a widely recognized unmanaged index that measures the stock performance of 500 large- and medium-sized companies and is often used to indicate the performance of the overall stock market and the Russell 1000 Growth Index, an unmanaged index that measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.


      Average Annual Total Return as of 12/31/07
-------------------------------------------------------
                                      Since   Inception
              1 Year 5 Year 10 Year Inception   Date
-------------------------------------------------------
Class A       30.46% 18.87%  9.80%       --         --
Class B          --     --     --     22.21%   4/28/07
Class E          --     --     --     22.30%   4/28/07
S&P 500 Index  5.49% 12.83%  5.91%       --
Russell 1000
 Growth Index 11.81% 12.10%  3.83%       --




 PORTFOLIO MANAGEMENT:


..  Janus Capital Management LLC see page 84

..  For financial highlights see page 108

FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2007 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                          Class A Class B Class E
-----------------------------------------------------------------
Management Fee                             0.65%   0.65%   0.65%
-----------------------------------------------------------------
12b-1 Fees                                 None    0.25%   0.15%
-----------------------------------------------------------------
Other Expenses                             0.05%   0.06%   0.06%
-----------------------------------------------------------------
Total Annual Portfolio Operating Expenses  0.70%   0.96%   0.86%
-----------------------------------------------------------------

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES

         Class A  Class B  Class E
-----------------------------------
1 Year   $     72 $     98 $     88
-----------------------------------
3 Years  $    225 $    307 $    275
-----------------------------------
5 Years  $    391 $    533 $    479
-----------------------------------
10 Years $    873 $  1,182 $  1,064
-----------------------------------

                           LAZARD MID CAP PORTFOLIO

INVESTMENT OBJECTIVE:

Long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGY:

The Portfolio seeks to meet its objective by investing, normally, at least 80% of its net assets in equity securities, including convertible securities, of mid-cap companies. In complying with this 80% investment requirement, the Portfolio's investments may include synthetic instruments. Synthetic instruments are investments that have economic characteristics similar to the Portfolio's direct investments, and may include warrants, futures, options, exchange-traded funds and American Depositary Receipts. The Portfolio considers a company to be a mid-cap company if it has a market capitalization, at the time of purchase, within the range of the largest and smallest capitalized companies included in the Russell Midcap Index during the most recent 11-month period (based on month-end data) plus the most recent data during the current month.

The Portfolio may invest up to 20% of its net assets in equity securities of companies in other market capitalization ranges and in investment grade debt securities. The Portfolio may also invest up to 25% of its total assets in foreign securities. For risk management purposes, the Portfolio may hold a portion of its assets in cash or cash equivalents, including money market instruments.

In selecting investments, the portfolio managers seek to identify those companies that are, in their view, undervalued relative to current or projected earnings, or the current market value of assets owned by the company. The primary emphasis of the portfolio managers' search for undervalued equity securities is in four categories: (1) out-of-favor cyclical growth companies;
(2) established growth companies that are undervalued compared to historical relative valuation parameters; (3) companies where there is early but tangible evidence of improving prospects which are not yet reflected in the value of the companies' equity securities; and (4) companies whose equity securities are selling at prices that do not yet reflect the current market value of their assets.

PRIMARY RISKS:


The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail starting on page 62, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:


  .  Market risk

  .  Foreign investment risk

  .  Market capitalization risk

  .  Investment style risk

The Portfolio's investments in derivatives can significantly increase the Portfolio's exposure to market risk or credit risk of the counterparty. Derivatives can also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the relevant assets, rates and indices.

 PORTFOLIO MANAGEMENT:


..  Lazard Asset Management LLC see page 85

..  For financial highlights see page 111



PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

The bar chart below shows you the performance of the Portfolio's Class B shares, the Portfolio's oldest Class, for each full calendar year since its inception and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart. Effective December 19, 2005, Lazard Asset Management LLC became the Portfolio's Adviser. Investment performance information prior to that date is attributable to the Portfolio's former investment adviser.

               Year-by-Year Total Return as of 12/31 of Each Year

                                    [CHART]

                    02       03      04      05      06      07
                  -------  ------  ------  ------  ------  ------
                  -10.82%  26.03%  14.32%   8.06%  14.67%  -2.71%

                      High Quarter: 2nd - 2003 +15.66%
                      Low Quarter:  3rd - 2002 -14.33%



The table below compares the Portfolio's Class A, Class B and Class E shares' average annual compounded total returns for the 1- and 5-year periods and from inception through 12/31/07 with the Russell Midcap Index. The Russell Midcap Index measures the performance of the 800 companies in the Russell 1000 Index with the lowest market capitalization. These companies are considered representative of medium-sized companies. The median market capitalization was approximately $3.99 billion as of January 31, 2008. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.

      Average Annual Total Return as of 12/31/07
---------------------------------------------------------------
                                               Since   Inception
                          1 Year     5 Years Inception   Date
  --------------------    ---------- ------- --------- ---------
Class A                   -2.47%      11.96%    7.91%    1/2/02
Class B                   -2.71%      11.72%    9.01%   10/9/01
Class E                   -2.64%      11.82%    7.09%    4/1/02
Russell Midcap Index       5.60%      18.21%   14.00%*
* Index performance is from 10/1/01.

For information on Lazard Asset Management LLC's prior performance with a comparable fund, see page 85.


FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2007 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                           Class A Class B Class E
------------------------------------------ ------- ------- -------
Management Fee                              0.69%   0.69%   0.69%
------------------------------------------------------------------
12b-1 Fees                                  None    0.25%   0.15%
------------------------------------------------------------------
Other Expenses                              0.07%   0.06%   0.06%
------------------------------------------------------------------
Total Annual Portfolio Operating Expenses*  0.76%   1.00%   0.90%
------------------------------------------------------------------


        * Met Investors Advisory, LLC (the "Manager") and the Trust have entered into an Expense Limitation Agreement whereby the total Annual Portfolio Operating Expenses for the Class A, Class B and Class E shares of the Portfolio will not exceed 0.80%, 1.05% and 0.95%, respectively, for the period ended April 30, 2009 and in any year in which the Agreement is in effect. Under certain circumstances, any fees waived or expenses reimbursed by the Manager may, with the approval of the Trust's Board of Trustees, be repaid to the Manager.


EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same and that all expense limitations remain in effect only for the period ended April 30, 2009. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES

         Class A  Class B  Class E
-----------------------------------
1 Year   $     78 $    103 $     92
-----------------------------------
3 Years  $    244 $    320 $    288
-----------------------------------
5 Years  $    424 $    555 $    500
-----------------------------------
10 Years $    945 $  1,229 $  1,112
-----------------------------------

                LEGG MASON PARTNERS AGGRESSIVE GROWTH PORTFOLIO

INVESTMENT OBJECTIVE:

Capital appreciation.

PRINCIPAL INVESTMENT STRATEGY:

The Portfolio invests primarily in common stocks that the Adviser believes are experiencing, or will experience, growth in earnings that exceeds the average rate of earnings growth of companies which comprise the S&P 500 Index. The Portfolio may invest in the securities of large, well-known companies that offer prospects of long-term earnings growth. However, because higher earnings growth rates are often achieved by small- to medium-sized companies, a significant portion of the Portfolio's assets may be invested in the securities of such companies.

The Adviser emphasizes individual security selection while diversifying the Portfolio's investments across industries, which may help to reduce risk. The Adviser focuses primarily, but not exclusively, on emerging growth companies that have passed their "start up" phase and show positive earnings and the prospect of achieving significant profit gains beginning in the two to three years after the Portfolio acquires their stocks. When evaluating an individual stock, the Adviser considers whether the company may benefit from:

  .  New technologies, products or services

  .  New cost reducing measures

  .  Changes in management

  .  Favorable changes in government regulations

The Portfolio is classified as a "non-diversified" company under the Investment Company Act of 1940, as amended, which means that it may invest in a smaller number of companies than many other funds. Although the Portfolio is classified as non-diversified, the Portfolio is managed as a diversified Portfolio by the Adviser.

PRIMARY RISKS:


The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail starting on page 62, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:


  .  Market risk

  .  Market capitalization risk

  .  Investment style risk

Because the Portfolio may invest its assets in a small number of issuers, the Portfolio is more susceptible to any single economic, political or regulatory event affecting those issuers than is a diversified portfolio.

PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.




The bar chart below shows you the performance of the Portfolio's Class B shares, the Portfolio's oldest Class, for each full calendar year since its inception and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart. Effective October 1, 2006, ClearBridge Advisors, LLC became the Portfolio's Adviser. Investment performance prior to that date is attributable to the Portfolio's former investment adviser.

               Year-By-Year Total Return as of 12/31 of Each Year

                                     [CHART]

        02          03          04          05           06          07
       ----        ----        ----        ----         ----        ----
     -27.83%      30.90%       8.44%       13.58%      -1.74%       2.27%

       High Quarter:                 2nd - 2003                 +12.90%
       Low Quarter:                  3rd - 2002                 -16.13%


The table below compares the Portfolio's Class A, Class B and Class E shares' average annual compounded total returns for the 1- and 5-year periods and from inception through 12/31/07, as applicable, with the Russell 3000 Growth Index, an unmanaged index that measures the performance of those Russell 3000 companies with higher price to book ratios and higher forecasted growth values. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.



         Average Annual Total Return as of 12/31/07
------------------------------------------------------------
                                           Since   Inception
                          1 Year 5 Years Inception   Date
------------------------- ------ ------- --------- ---------
Class A                    2.60%  10.36%    2.83%    1/2/02
Class B                    2.27%  10.13%   -2.08%   2/12/01
Class E                    2.32%     --     9.56%   4/17/03
Russell 3000 Growth Index 11.40%  12.42%   -0.43%*
* Index performance is from 1/31/01.



For information on ClearBridge Advisors, LLC's prior performance with a comparable fund see page 84.



 PORTFOLIO MANAGEMENT:


..  ClearBridge Advisors, LLC see page 84

..  For financial highlights see page 114

FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2007 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE

Annual Portfolio Operating Expenses, (expenses that are deducted from Portfolio assets)

                                          Class A Class B Class E
-----------------------------------------------------------------
Management Fee                             0.62%   0.62%   0.62%
-----------------------------------------------------------------
12b-1 Fees                                 None    0.25%   0.15%
-----------------------------------------------------------------
Other Expenses                             0.05%   0.05%   0.05%
-----------------------------------------------------------------
Total Annual Portfolio Operating Expenses  0.67%   0.92%   0.82%
-----------------------------------------------------------------

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES

         Class A  Class B  Class E
-----------------------------------
1 Year   $     69 $     94 $     84
-----------------------------------
3 Years  $    215 $    295 $    263
-----------------------------------
5 Years  $    374 $    511 $    457
-----------------------------------
10 Years $    837 $  1,135 $  1,017
-----------------------------------

                       LEGG MASON VALUE EQUITY PORTFOLIO

INVESTMENT OBJECTIVE:

Long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGY:

The Portfolio normally invests at least 80% of its net assets in equity securities that the Adviser believes offer the potential for capital growth. The Portfolio primarily invests in common stocks and may also invest in other types of equity securities. The Portfolio may invest in U.S. issuers and up to 25% of its total assets in foreign issuers. The Portfolio generally invests in companies with market capitalizations greater than $5 billion, but may invest in companies of any size.

The Adviser follows a value discipline in selecting securities, and therefore seeks to purchase securities at large discounts to the Adviser's assessment of their intrinsic value. Intrinsic value, according to the Adviser, is the value of the company measured, to different extents depending on the type of company, on factors such as, but not limited to, the discounted value of its projected future free cash flows, the company's ability to earn returns on capital in excess of its cost of capital, private market values of similar companies and the costs to replicate the business. The Adviser may also consider qualitative factors, such as an assessment of the company's products, competitive positioning, strategy, industry economics and dynamics and regulatory frameworks. Securities may be undervalued due to, among other things, uncertainty arising from the limited availability of accurate information, economic growth and change, changes in competitive conditions, technological change, investor overreaction to negative news or events, and changes in government policy or geopolitical dynamics.

The Adviser takes a long-term approach to investing, generally characterized by long holding periods and low portfolio turnover.

The Portfolio may invest up to 20% of its total assets in long-term debt securities of companies with similar characteristics to those listed above.

The Portfolio is classified as a "non-diversified" company under the Investment Company Act of 1940, as amended, which means that it may invest in a smaller number of companies than many other funds. Under normal circumstances, the Adviser expects to invest in 30 to 60 companies.

PRIMARY RISKS:


The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail starting on page 62, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:


  .  Market risk

  .  Investment style risk

  .  Interest rate risk

 PORTFOLIO'S MANAGEMENT:


..  Legg Mason Capital Management, Inc. see page 86

..  For financial highlights see page 117


  .  Credit risk

  .  Market capitalization risk

  .  Foreign investment risk

In addition, investments in emerging markets include all of the risks of investments in foreign securities and are subject to severe price declines. The economic and political structures of developing nations, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity. Such countries may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners and economies based on only a few industries. For these reasons, all of the risks of investing in foreign securities are heightened by investing in emerging markets countries. The markets of developing countries have been more volatile than the markets of developed countries with more mature economies. These markets often have provided significantly higher or lower rates of return than developed markets, and significantly greater risks, to investors.

Furthermore, because the Portfolio may invest its assets in a small number of issuers, the Portfolio is more susceptible to any single economic, political or regulatory event affecting those issuers than is a diversified portfolio.

PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

The bar chart below shows you the performance of the Portfolio's Class B shares for each full calendar year since its inception and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart.

                Year-by-Year Total Return as of 12/31 of Each Year

                                    [CHART]

                                06          07
                              ------      ------
                               6.58%      -5.91%

                        High Quarter: 4th - 2006    +9.88%
                        Low Quarter:  4th - 2007    -8.81%

The table below compares the Portfolio's Class A, Class B and Class E shares' average annual compounded total returns for the 1-year period and from inception through 12/31/07 with the S&P 500 Index, a widely recognized unmanaged index that measures the stock performance of 500 large- and medium-sized companies and is often used to indicate the performance of the overall stock market. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.

Average Annual Total Return as of 12/31/07
----------------------------------------
                         Since   Inception
                1 Year Inception   Date
-------------   ------ --------- ---------
Class A         -5.72%    3.29%   11/1/05
Class B         -5.91%    3.09%   11/1/05
Class E         -5.81%    0.88%    5/1/06
S&P 500 Index    5.49%   11.59%*
* Index performance is from 10/31/05.


For information on Legg Mason Capital Management, Inc.'s prior performance with a comparable fund, see page 86.


FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2007 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                          Class A Class B Class E
-----------------------------------------------------------------
Management Fee                              0.63%   0.63%   0.63%
-----------------------------------------------------------------
12b-1 Fees                                  None    0.25%   0.15%
-----------------------------------------------------------------
Other Expenses                              0.04%   0.04%   0.04%
-----------------------------------------------------------------
Total Annual Portfolio Operating Expenses   0.67%   0.92%   0.82%
-----------------------------------------------------------------

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES

         Class A  Class B  Class E
-----------------------------------
1 Year   $     69 $     94 $     84
-----------------------------------
3 Years  $    215 $    295 $    263
-----------------------------------
5 Years  $    374 $    511 $    457
-----------------------------------
10 Years $    837 $  1,135 $  1,017
-----------------------------------

                     LORD ABBETT BOND DEBENTURE PORTFOLIO

INVESTMENT OBJECTIVE:

High current income and the opportunity for capital appreciation to produce a high total return.

PRINCIPAL INVESTMENT STRATEGY:

To pursue its goal, the Portfolio, under normal circumstances, will invest at least 80% of its net assets, in bonds, debentures and other fixed income securities. The Portfolio allocates its assets principally among fixed income securities in four market sectors: U.S. investment grade securities, U.S. high yield securities, foreign securities (including emerging market securities) and convertible securities. These securities may include: all types of bonds, debentures, mortgage-related and other asset-backed securities, high-yield and investment grade debt securities, U.S. Government securities, equity-related securities such as convertibles and debt securities with warrants and emerging market debt securities. Under normal circumstances, the Portfolio invests in each of the four sectors described above. However, the Portfolio may invest substantially all of its assets in any one sector at any time, subject to the limitation that at least 20% of the Portfolio's net assets must be invested in any combination of investment grade debt securities, U.S. Government securities and cash equivalents. The Portfolio may invest up to 15% of its assets in credit default swaps. The Portfolio may invest up to 20% of its net assets in equity securities, including common stocks, preferred stocks, convertible preferred stocks, warrants and similar instruments. The Portfolio may invest up to 20% of its net assets in foreign securities.

The Adviser will actively manage the Portfolio and seek unusual values, particularly in lower-rated debt securities, some of which are convertible into common stocks or have warrants attached to purchase common stocks. In selecting lower-rated bonds for investment, the Adviser does not rely upon ratings, which evaluate only the safety of principal and interest, not market value risk, and which, furthermore, may not accurately reflect an issuer's current financial condition. The Portfolio does not have any minimum rating criteria for its investments in bonds and some issuers may default as to principal and/or interest payments subsequent to the purchase of their securities. Through portfolio diversification, good credit analysis and attention to current developments and trends in interest rates and economic conditions, the Adviser believes that investment risk may be reduced, although there is no assurance that losses will not occur.

The Portfolio normally invests in long-term debt securities when the Adviser believes that interest rates in the long run will decline and prices of such securities generally will be high. When the Adviser believes that long-term interest rates will rise, it may shift the Portfolio into short-term debt. Under normal circumstances, the average duration of the Portfolio's debt securities will be between 3 and 7 years with an average maturity of 5 to 12 years.

Capital appreciation may be obtained by investing in:

  .  debt securities when the trend of interest rates is expected to be down

  . convertible debt securities or debt securities with warrants attached entitling the holder to purchase common stock

  . debt securities of issuers in financial difficulties when, in the view of the Adviser, the problems giving rise to such difficulties can be successfully resolved, with a consequent improvement in the credit standing of the issuers (such investments involve corresponding risks that interest and principal payments may not be made if such difficulties are not resolved)

  .  equity securities

The Portfolio may invest up to 20% of its net assets, at market value, in debt and equity securities primarily traded in foreign countries.

The Portfolio may hold or sell any property or securities which it may obtain through the exercise of conversion rights or warrants or as a result of any reorganization, recapitalization or liquidation proceedings for any issuer of securities owned by it. In no event will the Portfolio voluntarily purchase any securities other than debt securities, if, at the time of such purchase or acquisition, the value of the property and securities, other than debt securities, in the Portfolio is greater than 20% of the value of its net assets.

PRIMARY RISKS:


The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail starting on page 62, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:


  .  Market risk

  .  Interest rate risk

  .  Credit risk

  .  High yield debt security risk

  .  Foreign investment risk

  .  Market capitalization risk

  .  Investment style risk

The use of credit default transactions is a highly specialized activity that involves investment techniques and risks that are different from those associated with ordinary portfolio securities transactions. If the Adviser is incorrect in its forecasts of the interest rates, currency exchange rates or market values or its assessments of the credit risks, relevant to these transactions that it enters, the investment performance of the Portfolio may be less favorable than it would have been if the Portfolio had not entered into them.

Because these arrangements are bi-lateral agreements between the Portfolio and its counterparty, each party is exposed to the risk of default by the other. In addition, they may involve a small investment of cash compared to the risk assumed with the result that small changes may produce disproportionate and substantial gains or losses to the Portfolio. However, the Portfolio's obligations under swap agreements generally are collateralized by cash or government securities based on the amount by which the value of the payments that the Portfolio is required to pay exceed the value of the payments that its counterparty is required to make. The Portfolio segregates liquid assets equal to any difference between that excess and the amount of collateral that they are required to provide. Conversely, the Portfolio requires their counterparties to provide collateral on a comparable basis except in those instances in which the Adviser is satisfied with the claims paying ability of the counterparty without such collateral.

PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

The performance shown below for the period February 12, 2001 through December 31, 2007 is the performance of the Portfolio's Class A shares, the Portfolio's oldest Class. The historical performance shown for the Portfolio's Class A shares prior to February 12, 2001 is the performance of the Portfolio's predecessor fund (Bond Debenture Portfolio, a series of Cova Series Trust, which commenced operations on May 1, 1996) managed by the Adviser using the same investment objective and strategy as the Portfolio. The assets of the predecessor fund were transferred to the Portfolio on February 12, 2001.

The bar chart below shows you the performance of the Portfolio's Class A shares for the last ten calendar years and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart.

               Year-by-Year Total Return as of 12/31 of Each Year

                                    [CHART]


  98      99      00      01      02      03      04     05     06      07
------  ------  ------  ------  ------  ------  ------  -----  -----  ------
6.26%   3.40%   0.87%   3.76%   -0.39%  19.52%   8.43%  1.81%  9.35%   6.85%

High Quarter:   2nd - 2003    +7.25%
Low Quarter:    3rd - 1998    -4.31%


The table below compares the Portfolio's Class A, Class B and Class E shares' average annual compounded total returns for the 1-, 5- and 10-year periods through 12/31/07, as applicable, with the Credit Suisse First Boston High Yield Index, the Lehman Brothers Aggregate Bond Index, the Merrill Lynch High Yield Master II Constrained Index and a Hybrid Index. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.




 PORTFOLIO MANAGEMENT:


..  Lord, Abbett & Co. LLC see page 87

..  For financial highlights see page 120

The Credit Suisse First Boston High Yield Index is a market-weighted index that includes publicly traded bonds rated below BBB by S&P and Baa by Moody's. The Lehman Brothers Aggregate Bond Index is a widely recognized unmanaged index which is a broad measure of the taxable bonds in the U.S. market, with maturities of at least one year. The Merrill Lynch High Yield Master II Constrained Index is a market value-weighted index of all domestic and Yankee high-yield bonds, including deferred interest bonds and payment-in-kind securities. Issues included in the Index have maturities of one year or more and have a credit rating lower than BBB-/Baa3, but are not in default. The Hybrid Index consists of 60% Merrill Lynch High Yield Master II Constrained Index, 20% Lehman Brothers Aggregate Bond Index and 20% Merrill Lynch All Convertible Index. (The Merrill Lynch All Convertible Index is an unmanaged market-capitalization weighted index of domestic corporate convertible securities.)

Effective April 30, 2007, the Lehman Brothers Aggregate Bond Index replaced the Credit Suisse First Boston High Yield Index as the primary benchmark of the Portfolio and the Merrill Lynch High Yield Master II Constrained Index and the Hybrid Index became secondary benchmarks of the Portfolio.

             Average Annual Total Return as of 12/31/07
-------------------------------------------------------------------
                                               1 Year 5 Year 10 Year
---------------------------------------------- ------ ------ -------
Class A                                         6.85%  9.04%  5.85%
Class B                                         6.55%  8.75%    --
Class E                                         6.73%  8.87%    --
Credit Suisse First Boston High Yield Index     2.66% 10.97%  6.10%
Lehman Brothers Aggregate Bond Index            6.96%  4.42%  5.97%
Merrill Lynch High Yield Master II Constrained
 Index                                          2.19% 10.76%  5.51%
Hybrid Index                                    3.40%  9.39%  6.00%

FEES AND EXPENSES:


The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2007 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.


SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                          Class A Class B Class E
-----------------------------------------------------------------
Management Fee                             0.49%   0.49%   0.49%
-----------------------------------------------------------------
12b-1 Fees                                 None    0.25%   0.15%
-----------------------------------------------------------------
Other Expenses                             0.05%   0.04%   0.04%
-----------------------------------------------------------------
Total Annual Portfolio Operating Expenses  0.54%   0.78%   0.68%
-----------------------------------------------------------------

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES

         Class A Class B Class E
--------------------------------
1 Year    $ 55    $ 80    $ 70
--------------------------------
3 Years   $174    $250    $218
--------------------------------
5 Years   $302    $435    $380
--------------------------------
10 Years  $678    $969    $849
--------------------------------

                    MFS(R) RESEARCH INTERNATIONAL PORTFOLIO

INVESTMENT OBJECTIVE:

Capital appreciation.

PRINCIPAL INVESTMENT STRATEGY:

The Portfolio normally invests its assets primarily in foreign equity securities, including emerging market equity securities.

The Portfolio may invest a relatively high percentage of its assets in a single country, a small number of countries, or a particular geographic region.

In selecting investments for the Portfolio, the Portfolio's Adviser is not constrained to any particular investment style. The Portfolio's Adviser may invest the Portfolio's assets in the stocks of companies it believes to have above average earnings growth potential compared to other companies (growth companies), in the stocks of companies it believes are undervalued compared to their perceived worth (value companies), or in a combination of growth and value companies.

The Portfolio may invest in companies of any size.

A team of investment research analysts selects investments for the Portfolio. The Portfolio's Adviser allocates the Portfolio's assets to analysts by broad market sectors. The Adviser uses a bottom-up approach in buying and selling investments for the Portfolio.

Investments are selected primarily based on fundamental analysis of issuers and their potential in light of their current financial condition and industry position, and market, economic, political, and regulatory conditions. Factors considered may include analysis of earnings, cash flows, competitive position, and management ability. Quantitative analysis of these and other factors may also be considered.

PRIMARY RISKS:


The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail starting on page 62, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:


  .  Market risk

  .  Foreign investment risk

  .  Market capitalization risk

  .  Investment style risk

The Portfolio may invest a substantial amount of its assets in issuers located in a single country, a limited number of countries, or a particular geographic region. If the Portfolio focuses its investments in this manner, it assumes the risk that economic, political and social conditions in those countries or regions will have a significant impact on its investment performance.

In addition, investments in emerging markets include all of the risks of investments in foreign securities and are subject to severe price declines. The economic and political structures of developing nations, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity. Such countries may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners and economics based on only a few industries. For these reasons, all of the risks of investing in foreign securities are heightened by investing in emerging markets countries. The markets of developing countries have been more volatile than the markets of developed countries with more mature economies. These markets often have provided significantly higher or lower rates of return than developed markets, and significantly greater risks, to investors.

PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

The bar chart below shows you the performance of the Portfolio's Class B shares, the Portfolio's oldest Class, for each full calendar year since its inception and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart.

               Year-by-Year Total Return as of 12/31 of Each Year

                                    [CHART]


   02     03       04      05       06       07
-------  ------  ------  ------   ------   ------
-11.80%  32.04%  19.56%  16.42%   26.56%   13.29%

High Quarter: 4th - 2003 +15.97%
Low Quarter:  3rd - 2002 -14.58%


The table below compares the Portfolio's Class A, Class B and Class E shares' average annual compounded total returns for the 1- and 5-year periods and from inception through 12/31/07 with the Morgan Stanley Capital International Europe, Australia and Far East ("MSCI EAFE") Index, a widely recognized unmanaged index which is an aggregate of 15 individual country indices that collectively represent many of the major markets of the world, and the MSCI ACWI (All Country World Index), a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging




 PORTFOLIO MANAGEMENT:


..  Massachusetts Financial Services Company see page 87

.. For financial highlights see page 123 markets. As of June 2007 the MSCI ACWI consisted of 48 country indices comprising 23 developed and 25 emerging market country indices. The developed market country indices included are: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States. The emerging market country indices included are: Argentina, Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Israel, Jordan, Korea, Malaysia, Mexico, Morocco, Pakistan, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand, and Turkey. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.



       Average Annual Total Return as of 12/31/07
---------------------------------------------------------
                                        Since   Inception
                       1 Year 5 Years Inception   Date
---------------------- ------ ------- --------- ---------
Class A                13.60%  21.65%   11.74%    5/1/01
Class B                13.29%  21.39%   10.37%   2/12/01
Class E                13.38%  21.49%   15.54%  10/31/01
MSCI EAFE Index        11.63%  22.08%    8.90%*
MSCI All Country World
 (Ex.-U.S.) Index      17.12%  24.52%   10.75%*
* Index performance is from 2/1/01.



FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2007 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)



                                          Class A Class B Class E
----------------------------------------- ------- ------- -------
Management Fee                             0.70%   0.70%   0.70%
-----------------------------------------------------------------
12b-1 Fees                                 None    0.25%   0.15%
-----------------------------------------------------------------
Other Expenses                             0.09%   0.09%   0.09%
-----------------------------------------------------------------
Total Annual Portfolio Operating Expenses  0.79%   1.04%   0.94%
-----------------------------------------------------------------



EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES



         Class A  Class B  Class E
-----------------------------------
1 Year   $     81 $    107 $     96
-----------------------------------
3 Years  $    253 $    333 $    301
-----------------------------------
5 Years  $    440 $    577 $    522
-----------------------------------
10 Years $    981 $  1,276 $  1,159
-----------------------------------

                  OPPENHEIMER CAPITAL APPRECIATION PORTFOLIO

INVESTMENT OBJECTIVE:

Capital appreciation.

PRINCIPAL INVESTMENT STRATEGY:

The Portfolio invests mainly in common stocks of "growth companies". These may be newer companies or established companies of any capitalization range that the Adviser believes may appreciate in value over the long term. The Portfolio currently focuses mainly on mid-cap and large-cap domestic companies. The Portfolio may also purchase the securities of foreign issuers.

In deciding what securities to buy or sell, the Portfolio's Adviser looks for growth companies that are believed to have reasonably priced stock in relation to overall stock market valuations. The Adviser focuses on factors that may vary in particular cases and over time in seeking broad diversification of the Portfolio's investments among industries and market sectors. Currently, the Adviser looks for:

  .  Companies with above-average growth potential

  .  Stocks with reasonable valuations relative to their growth potential

  .  Growth rates that the Adviser believes are sustainable over time

PRIMARY RISKS:


The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail starting on page 62, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:


  .  Market risk

  .  Foreign investment risk

  .  Market capitalization risk

  .  Investment style risk

In addition, investments in emerging markets include all of the risks of investments in foreign securities and are subject to severe price declines. The economic and political structures of developing nations, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity. Such countries may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners and economies based on only a few industries. For these reasons, all of the risks of investing in foreign securities are heightened by investing in emerging markets countries. The markets of developing countries have been more volatile than the markets of developed countries with more mature economies. These markets often have provided significantly higher or lower rates of return than developed markets, and significantly greater risks, to investors.

PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

The bar chart below shows you the performance of the Portfolio's Class B shares, the Portfolio's oldest Class, for each full calendar year since its inception and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart.

Year-by-Year Total Return as of 12/31 of Each Year

                                    [CHART]

  02        03       04       05       06        07
-------   ------   ------   ------   ------    ------
-24.73%   28.53%    6.40%    4.71%    7.62%    14.29%

High Quarter: 2nd-2003  +14.54%
Low Quarter:  2nd-2002  -15.52%


The table below compares the Portfolio's Class A, Class B and Class E shares' average annual compounded total returns for the 1- and 5-year periods, as applicable, and from inception through 12/31/07 with the S&P 500 Index and the Russell 1000 Growth Index. The S&P 500 Index is a widely recognized unmanaged index that measures the stock performance of 500 large- and medium-sized companies and is often used to indicate the performance of the overall stock market. The Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.

     Average Annual Total Return as of 12/31/07
-----------------------------------------------------
                                      Since   Inception
                      1 Year 5 Year Inception   Date
-------------------   ------ ------ --------- ---------
Class A               14.45% 12.22%    5.06%    1/2/02
Class B               14.29% 11.99%    1.88%   2/12/01
Class E               14.48%    --    12.08%    5/1/05
S&P 500 Index          5.49% 12.83%    2.82%*
Russell 1000 Growth
 Index                11.81% 12.10%   -0.73%*
* Index performance is from 2/1/01.



 PORTFOLIO MANAGEMENT:


..  OppenheimerFunds, Inc. see page 88

..  For financial highlights see page 126

FEES AND EXPENSES:


The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2007 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.


SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                                   Class A Class B Class E
     ---------------------------------------------------------------------
     Management Fee                                 0.58%   0.58%   0.58%
     ---------------------------------------------------------------------
     12b-1 Fees                                     None    0.25%   0.15%
     ---------------------------------------------------------------------
     Other Expenses                                 0.04%   0.06%   0.07%
     ---------------------------------------------------------------------
     Total Annual Portfolio Operating Expenses*     0.62%   0.89%   0.80%
     ---------------------------------------------------------------------


        * The Manager and the Trust have entered into an Expense Limitation Agreement whereby the total Annual Portfolio Operating Expenses for the Class A, B and E shares of the Portfolio will not exceed 0.75%, 1.00% and 0.90%, respectively, for the period ended April 30, 2009 and in any year in which the Agreement is in effect. Under certain circumstances, any fees waived or expenses reimbursed by the Manager may, with the approval of the Trust's Board of Trustees, be repaid to the Manager.


EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same and that all expense limitations remain in effect only for the period ended April 30, 2009. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES

                                        Class A  Class B  Class E
              ----------------------------------------------------
              1 Year                    $     64 $     91 $     82
              ----------------------------------------------------
              3 Years                   $    199 $    285 $    256
              ----------------------------------------------------
              5 Years                   $    347 $    495 $    446
              ----------------------------------------------------
              10 Years                  $    776 $  1,100 $    993
              ----------------------------------------------------

                   PIMCO INFLATION PROTECTED BOND PORTFOLIO

INVESTMENT OBJECTIVE:

Maximum real return, consistent with preservation of capital and prudent investment management.

PRINCIPAL INVESTMENT STRATEGY:


The Portfolio seeks to achieve its investment objective by investing under normal circumstances at least 80% of its net assets in inflation-indexed bonds of varying maturities issued by the U.S. and non-U.S. governments, their agencies or instrumentalities, and corporations (either through cash market purchases, forward commitments or derivative instruments). Inflation-indexed bonds are fixed income securities that are structured to provide protection against inflation. The value of the bond's principal or the interest income paid on the bond is adjusted to track changes in an official inflation measure. Inflation-indexed bonds issued by a foreign government are generally adjusted to reflect a comparable inflation index, calculated by that government. The average portfolio duration of the Portfolio normally will vary within (plus or minus) three years of the duration of the Lehman Brothers Global Real: U.S. TIPS Bond Index.


Principal investments may include inflation-indexed bonds and other fixed income securities issued by the U.S. government or its subdivisions, agencies or government-sponsored enterprises, non-U.S. governments or their subdivisions, agencies or government-sponsored enterprises, and U.S. and foreign companies including mortgage-related securities, stripped mortgage-related securities; corporate bonds and notes; asset-backed securities; money market instruments; structured notes such as hybrid or "indexed" securities and event-linked bonds; loan participations and assignments; delayed funding loans; revolving credit facilities; debt securities issued by states or local governments and their agencies, authorities and other government-sponsored enterprises; and obligations of international agencies or supranational entities. The Portfolio also may invest up to 30% of its total assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar denominated securities of foreign issuers. The Portfolio may invest up to 10% of its total assets in securities and instruments that are economically tied to emerging market countries. Foreign currency exposure (from non-U.S. dollar denominated securities or currencies) normally will be limited to 20% of the Portfolio's total assets.

The Portfolio may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities. The Portfolio may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques such (such as buy backs or dollar rolls). In addition, the Portfolio may engage in forward commitments, when issued and delayed delivery securities transactions.

PRIMARY RISKS:


The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail starting on page 62, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:


  .  Market risk

  .  Interest rate risk

  .  Credit risk

  .  Foreign investment risk

  .  High yield debt security risk

Mortgage-related securities may be issued or guaranteed by the U.S. Government, its agencies or instrumentalities or may be issued by private issuers and as such are not guaranteed by the U.S. Government, its agencies or instrumentalities. Like other debt securities, changes in interest rates generally affect the value of a mortgage-backed security. Additionally, some mortgage-backed securities may be structured so that they may be particularly sensitive to interest rates.

Investments in mortgage-related securities are also subject to special risks of prepayment. Prepayment risk occurs when the issuer of a security can prepay the principal prior to the security's maturity. Securities subject to prepayment risk, including the collateralized mortgage-obligations and other mortgage-related securities that the Portfolio can buy, generally offer less potential for gains when prevailing interest rates decline, and have greater potential for loss when interest rates rise depending upon the coupon of the underlying securities. The impact of prepayments on the price of a security may be difficult to predict and may increase the volatility of the price. In addition, early repayment of mortgages underlying these securities may expose the Portfolio to a lower rate of return when it reinvests the principal. Further, the Portfolio may buy mortgage-related securities at a premium. Accelerated prepayments on those securities could cause the Portfolio to lose a portion of its principal investment represented by the premium the Portfolio paid.

If interest rates rise rapidly, prepayments may occur at slower rates than expected, which could have the effect of lengthening the expected maturity of a short- or medium-term security. That could cause its value to fluctuate more widely in response to changes in interest rates. In turn, this could cause the value of the Portfolio's shares to fluctuate more.

In addition, investments in emerging markets include all of the risks of investments in foreign securities and are subject to severe price declines. The economic and political structures of developing nations, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity. Such countries may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners and economies based on only a few industries. For these reasons, all of the risks of investing in foreign securities are heightened by investing in emerging markets countries. The markets of developing countries have been more volatile than the markets of developed countries with more mature economies. These markets often have provided significantly higher or lower rates of return than developed markets, and significantly greater risks, to investors.

Non-mortgage asset-backed securities are not issued or guaranteed by the U.S. Government or its agencies or government-sponsored entities. In the event of a failure of these securities or of mortgage-related securities issued by private issuers to pay interest or repay principal, the assets backing these securities such as automobiles or credit card receivables may be insufficient to support the payments on the securities.

The Portfolio's investments in derivatives can significantly increase the Portfolio's exposure to market risk or credit risk of the counterparty. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the relevant assets, rates and indices.

The use of credit default transactions is a highly specialized activity that involves investment techniques and risks that are different from those associated with ordinary portfolio securities transactions. If the Adviser is incorrect in its forecasts of the interest rates, currency exchange rates or market values or its assessments of the credit risks, relevant to these transactions that it enters, the investment performance of the Portfolio may be less favorable than it would have been if the Portfolio had not entered into them.

Because these arrangements are bi-lateral agreements between the Portfolio and its counterparty, each party is exposed to the risk of default by the other. In addition, they may involve a small investment of cash compared to the risk assumed with the result that small changes may produce disproportionate and substantial gains or losses to the Portfolio. However, the Portfolio's obligations under swap agreements generally are collateralized by cash or government securities based on the amount by which the value of the payments that the Portfolio is required to pay exceed the value of the payments that its counterparty is required to make. The Portfolio segregates liquid assets equal to any difference between that excess and the amount of collateral that they are required to provide. Conversely, the Portfolio requires their counterparties to provide collateral on a comparable basis except in those instances in which the Adviser is satisfied with the claims paying ability of the counterparty without such collateral.

PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

 PORTFOLIO MANAGEMENT:


..  Pacific Investment Management Company LLC see page 88

..  For financial highlights see page 129



The bar chart below shows you the performance of the Portfolio's Class B shares for each full calendar year since its inception and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart.

               Year-by-Year Total Return as of 12/31 of Each Year

                                    [CHART]

                       04        05        06       07
                      -----     -----    ------   -----
                      8.99%     1.39%     0.39%   10.80%

High Quarter:   1st - 2004    +5.93%
Low Quarter:    2nd - 2004    -3.03%


The table below compares the Portfolio's Class A, Class B and Class E shares' average annual compounded total returns for the 1-year period and from inception through 12/31/07 with the Lehman Brothers Global Real: U.S. TIPS Bond Index, an unmanaged market index which is made up specifically of U.S. Treasury Inflation Linked Securities. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.

      Average Annual Total Return as of 12/31/07
-------------------------------------------------------
                                      Since   Inception
                             1 Year Inception   Date
---------------------------- ------ --------- ---------
Class A                      11.08%   5.94%    5/1/03
Class B                      10.80%   5.69%    5/1/03
Class E                      10.93%   7.49%    5/1/06
Lehman Brothers Global Real:
 U.S. TIPS Bond Index        11.63%   6.15%*
* Index performance is from 4/30/03.

FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2007 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                          Class A Class B Class E
-----------------------------------------------------------------
Management Fee                             0.50%   0.50%   0.50%
-----------------------------------------------------------------
12b-1 Fees                                 None    0.25%   0.15%
-----------------------------------------------------------------
Other Expenses                             0.05%   0.05%   0.06%
-----------------------------------------------------------------
Total Annual Portfolio Operating Expenses  0.55%   0.80%   0.71%
-----------------------------------------------------------------

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES

         Class A  Class B  Class E
-----------------------------------
1 Year   $     56 $     82 $     73
-----------------------------------
3 Years  $    177 $    256 $    228
-----------------------------------
5 Years  $    308 $    446 $    396
-----------------------------------
10 Years $    691 $    993 $    885
-----------------------------------

                         PIMCO TOTAL RETURN PORTFOLIO

INVESTMENT OBJECTIVE:

Maximum total return, consistent with the preservation of capital and prudent investment management.

PRINCIPAL INVESTMENT STRATEGY:

The Portfolio seeks to achieve its investment objective by investing under normal circumstances at least 65% of its net assets in a diversified portfolio of fixed income instruments of varying maturities. The average portfolio duration of the Portfolio normally varies within two years (plus or minus) of the duration of the Lehman Brothers Aggregate Bond Index.

Principal investments include fixed income securities issued by the U.S. government, its subdivisions, agencies or government-sponsored enterprises, or derivatives on them or related indices; mortgage related securities, including stripped mortgage-related securities; corporate bonds and notes and asset-backed securities; commercial paper and other money market instruments; and fixed income securities issued by foreign governments or their subdivisions, agencies and other government-sponsored enterprises and companies that are denominated in U.S. dollars or foreign currencies, some of which may be issued by governments in emerging market countries; other fixed income securities including structured notes such as hybrid or "indexed" securities and event-linked bonds; loan participations and assignments; delayed funding loans; revolving credit facilities; debt securities issued by states or local governments and their agencies, authorities and other government-sponsored enterprises; and obligations of international agencies or supranational entities. The Portfolio may invest up to 30% of its total assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. The Portfolio may invest up to 15% of its total assets in securities and instruments that are economically tied to emerging market countries. Foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) normally will be limited to 20% of the Portfolio's total assets.

The Portfolio may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities. In addition, the Portfolio may engage in forward commitments, when-issued and delayed delivery securities transactions. The Portfolio may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The "total return" sought by the Portfolio consists of income earned on the Portfolio's investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security.

PRIMARY RISKS:


The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail starting on page 62, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:


  .  Market risk

  .  Interest rate risk

  .  Credit risk

  .  Foreign investment risk

  .  High yield debt security risk

Mortgage-related securities may be issued or guaranteed by the U.S. Government, its agencies or instrumentalities or may be issued by private issuers and as such are not guaranteed by the U.S. Government, its agencies or instrumentalities. Like other debt securities, changes in interest rates generally affect the value of a mortgage-backed security. Additionally, some mortgage-backed securities may be structured so that they may be particularly sensitive to interest rates.

Investments in mortgage-related securities are also subject to special risks of prepayment. Prepayment risk occurs when the issuer of a security can prepay the principal prior to the security's maturity. Securities subject to prepayment risk, including the collateralized mortgage obligations and other mortgage-related securities that the Portfolio can buy, generally offer less potential for gains when prevailing interest rates decline, and have greater potential for loss when interest rates rise depending upon the coupon of the underlying securities. The impact of prepayments on the price of a security may be difficult to predict and may increase the volatility of the price. In addition, early repayment of mortgages underlying these securities may expose the Portfolio to a lower rate of return when it reinvests the principal. Further, the Portfolio may buy mortgage-related securities at a premium. Accelerated prepayments on those securities could cause the Portfolio to lose a portion of its principal investment represented by the premium the Portfolio paid.

If interest rates rise rapidly, prepayments may occur at slower rates than expected, which could have the effect of lengthening the expected maturity of a short- or medium-term security. That could cause its value to fluctuate more widely in response to changes in interest rates. In turn, this could cause the value of the Portfolio's shares to fluctuate more.

Non-mortgage asset-backed securities are not issued or guaranteed by the U.S. Government or its agencies or government-sponsored entities. In the event of a failure of these securities or of mortgage-related securities issued by private issuers to pay interest or repay principal, the assets backing these securities such as automobiles or credit card receivables may be insufficient to support the payments on the securities.

In addition, investments in emerging markets include all of the risks of investments in foreign securities and are subject to severe price declines. The economic and political structures of developing nations, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity. Such countries may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners and economies based on only a few industries. For these reasons, all of the risks of investing in foreign securities are heightened by investing in emerging market countries. The markets of developing countries have been more volatile than the markets of developed countries with more mature economies. These markets often have provided significantly higher or lower rates of return than developed markets, and significantly greater risks, to investors.

The Portfolio's investments in derivatives can significantly increase the Portfolio's exposure to market risk or credit risk of the counterparty. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the relevant assets, rates and indices.

The use of credit default transactions is a highly specialized activity that involves investment techniques and risks that are different from those associated with ordinary portfolio securities transactions. If the Adviser is incorrect in its forecasts of the interest rates, currency exchange rates or market values or its assessments of the credit risks, relevant to these transactions that it enters, the investment performance of the Portfolio may be less favorable than it would have been if the Portfolio had not entered into them.

Because these arrangements are bi-lateral agreements between the Portfolio and its counterparty, each party is exposed to the risk of default by the other. In addition, they may involve a small investment of cash compared to the risk assumed with the result that small changes may produce disproportionate and substantial gains or losses to the Portfolio. However, the Portfolio's obligations under swap agreements generally are collateralized by cash or government securities based on the amount by which the value of the payments that the Portfolio is required to pay exceed the value of the payments that its counterparty is required to make. The Portfolio segregates liquid assets equal to any difference between that excess and the amount of collateral that they are required to provide. Conversely, the Portfolio requires their counterparties to provide collateral on a comparable basis except in those instances in which the Adviser is satisfied with the claims paying ability of the counterparty without such collateral.

PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

The bar chart below shows you the performance of the Portfolio's Class B shares, the Portfolio's oldest Class, for each full calendar year since its inception and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart.

               Year-by-Year Total Return as of 12/31 of Each Year

                                    [CHART]


  02      03     04     05      06     07
------  ------  -----  -----  -----  -----
 9.29%   4.31%  4.98%  2.25%  4.52%  7.56%

 High Quarter:   3rd - 2007    +4.15%
 Low Quarter:    2nd - 2004    -2.03%


The table below compares the Portfolio's Class A, Class B and Class E shares' average annual compounded total returns for the 1- and 5-year periods and from inception through 12/31/07 with the Lehman Brothers Aggregate Bond Index, a widely recognized unmanaged index which is a broad measure of the taxable bonds in the U.S. market, with maturities of at least one year. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.

        Average Annual Total Return as of 12/31/07
-----------------------------------------------------------
                                          Since   Inception
                          1 Year 5 Year Inception   Date
------------------------- ------ ------ --------- ---------
Class A                    7.85%  4.96%   6.15%     5/1/01
Class B                    7.56%  4.71%   5.73%    2/12/01
Class E                    7.63%  4.81%   5.10%   10/31/01
Lehman Brothers Aggregate
 Bond Index                6.96%  4.42%   5.63%*
* Index performance is from 1/31/01.

FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2007, as adjusted to assume that current contractual fees and expenses were in effect for all of 2007, and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.


 PORTFOLIO MANAGEMENT:


..  Pacific Investment Management Company LLC see page 88

..  For financial highlights see page 132

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                          Class A Class B Class E
-----------------------------------------------------------------
Management Fee                             0.48%   0.48%   0.48%
-----------------------------------------------------------------
12b-1 Fees                                 None    0.25%   0.15%
-----------------------------------------------------------------
Other Expenses                             0.04%   0.04%   0.04%
-----------------------------------------------------------------
Total Annual Portfolio Operating Expenses  0.52%   0.77%   0.67%
-----------------------------------------------------------------

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES

         Class A  Class B  Class E
-----------------------------------
1 Year   $     53 $     79 $     69
-----------------------------------
3 Years  $    167 $    247 $    215
-----------------------------------
5 Years  $    291 $    429 $    374
-----------------------------------
10 Years $    654 $    957 $    837
-----------------------------------

                           RCM TECHNOLOGY PORTFOLIO

INVESTMENT OBJECTIVE:

Capital appreciation; no consideration is given to income.

PRINCIPAL INVESTMENT STRATEGY:

The Portfolio seeks to achieve its investment objective by normally investing at least 80% of its assets in common stocks of companies which utilize new, creative or different, or "innovative," technologies to gain a strategic competitive advantage in their industry, as well as companies that provide and service those technologies. The Portfolio identifies its investment universe of technology-related companies primarily by reference to classifications made by independent firms, such as Standard & Poor's (for example, companies classified as "Information Technology" companies) and by identifying companies that derive a substantial portion of their revenues from the manufacture, sale, use and/or service of technological products or services. Although the Portfolio emphasizes companies which utilize technologies, it is not required to invest exclusively in companies in a particular business sector or industry.

The Adviser selects stocks for the Portfolio using a "growth" style. The Adviser seeks to identify technology-related companies with well-defined "wealth creating" characteristics, including superior earnings growth (relative to companies in the same industry or the market as a whole), high profitability and consistent, predictable earnings. In addition, through fundamental research, the Adviser seeks to identify companies that are gaining market share, have superior management and possess a sustainable competitive advantage, such as superior or innovative products, personnel and distribution systems.

The Portfolio may invest a portion of its assets in the securities of smaller capitalization companies and may invest in initial public offerings (IPOs). The Portfolio may invest up to 50% of its assets in foreign equity securities, including American Depositary Receipts, and may invest in securities of emerging market countries.

The Portfolio may utilize, primarily for risk management and hedging purposes, short sales (collateralized or uncollateralized), or other derivative instruments such as stock index futures contracts, purchase and sale of put and call options and other option strategies such as spreads and straddles.

PRIMARY RISKS:


The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail starting on page 62, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:


  .  Market risk

  .  Credit risk

  .  Foreign investment risk

  .  Market capitalization risk

  .  Investment style risk

Because the Portfolio concentrates its investments in companies which utilize innovative technologies, it is subject to risks particularly affecting those companies, such as the risks of short product cycles and rapid obsolescence of products and services, competition from new and existing companies, significant losses and/or limited earnings, security price volatility and limited operating histories.

In addition to other risks, a Portfolio that invests a substantial portion of its assets in related industries (or "sectors") may have greater risk because companies in these sectors may share common characteristics and may react similarly to market developments.

Investments in emerging markets include all of the risks of investments in foreign securities and are subject to severe price declines. The economic and political structures of developing nations, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity. Such countries may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners and economies based on only a few industries. For these reasons, all of the risks of investing in foreign securities are heightened by investing in emerging markets countries. The markets of developing countries have been more volatile than the markets of developed countries with more mature economies. These markets often have provided significantly higher or lower rates of return than developed markets, and significantly greater risks, to investors.

The Portfolio's investments in derivatives and use of short sales can significantly increase the Portfolio's exposure to market risk and credit risk of the counterparty. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the relevant assets, rates and indices.

PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

The bar chart below shows you the performance of the Portfolio's Class B shares, the Portfolio's oldest Class, for each full calendar year since its inception and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart. Effective January 14, 2005, RCM Capital Management LLC became the Portfolio's Adviser. Investment performance information prior to that date is attributable to the Portfolio's former investment adviser.

               Year-by-Year Total Return as of 12/31 of Each Year

                                    [CHART]


  02       03      04      05       06      07
------   ------  ------  ------   ------  ------
-50.73%  57.57%  -4.31%  11.01%    5.35%  31.52%

High Quarter:   2nd - 2003    +21.50%
Low Quarter:    3rd - 2002    -34.81%



The table below compares the Portfolio's Class A, Class B and Class E shares' average annual compounded total returns for the 1- and 5-year periods and from inception through 12/31/07 with the S&P 500 Index, a widely recognized unmanaged index that measures the stock performance of 500 large- and medium-sized companies and is often used to indicate the performance of the overall stock market, and the NASDAQ Composite Index, a market-value weighted index of all common stocks listed on NASDAQ. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.

       Average Annual Total Return as of 12/31/07
--------------------------------------------------------------
                                              Since   Inception
                           1 Year    5 Year Inception   Date
 ----------------------    --------- ------ --------- ---------
Class A                    31.67%    18.50%   -1.78%   5/01/01
Class B                    31.52%    18.32%   -4.95%   2/12/01
Class E                    31.78%    18.38%    5.03%  10/31/01
S&P 500 Index               5.49%    12.83%    2.82%*
NASDAQ Composite Index     10.81%    15.53%    0.12%*
* Index performance is from 1/31/01.

FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2007 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the


 PORTFOLIO MANAGEMENT:


..  RCM Capital Management LLC see page 89

..  For financial highlights see page 135

Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                           Class A Class B Class E
------------------------------------------------------------------
Management Fee                              0.88%   0.88%   0.88%
------------------------------------------------------------------
12b-1 Fees                                  None    0.25%   0.15%
------------------------------------------------------------------
Other Expenses                              0.09%   0.14%   0.15%
------------------------------------------------------------------
Total Annual Portfolio Operating Expenses*  0.97%   1.27%   1.18%
------------------------------------------------------------------

        * The Manager and the Trust have entered into an Expense Limitation Agreement whereby the total Annual Portfolio Operating Expenses for the Class A, Class B and Class E shares of the Portfolio will not exceed 1.10%, 1.35% and 1.25%, respectively, for the period ended April 30, 2009 and in any year in which the Agreement is in effect. Under certain circumstances, any fees waived or expenses reimbursed by the Manager may, with the approval of the Trust's Board of Trustees, be repaid to the Manager.

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same and that all expense limitations remain in effect only for the period ended April 30, 2009. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES

         Class A  Class B  Class E
-----------------------------------
1 Year   $     99 $    130 $    121
-----------------------------------
3 Years  $    310 $    405 $    377
-----------------------------------
5 Years  $    539 $    701 $    652
-----------------------------------
10 Years $  1,194 $  1,541 $  1,438
-----------------------------------

                    T. ROWE PRICE MID CAP GROWTH PORTFOLIO

INVESTMENT OBJECTIVE:

Long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGY:

The Portfolio will invest, under normal market conditions, at least 80% of its net assets in a diversified portfolio of common stocks of mid-cap companies whose earnings the Adviser expects to grow at a faster rate than the average company. The Adviser defines mid-cap companies as those whose market capitalization falls within the range of either the S&P MidCap 400 Index or the Russell Midcap Growth Index. The market capitalization of the companies and the S&P and Russell indices changes over time. The Portfolio will not automatically sell or cease to purchase stock of a company it already owns because the company's market capitalization grows or falls outside this range.

In selecting investments, the Adviser generally favors companies that:

  .  have proven products or services;

  .  have a record of above-average earnings growth;

  .  have demonstrated potential to sustain earnings growth;

  .  operate in industries experiencing increasing demand; or

  .  have stock prices that appear to undervalue their growth prospects.

In pursuing the Portfolio's investment objective, the Adviser has the discretion to purchase some securities that do not meet its normal investment criteria, as described above, when it perceives an unusual opportunity for gain. These special situations might arise when the Adviser believes a security could increase in value for a variety of reasons, including a change in management, an extraordinary corporate event, or a temporary imbalance in the supply of or demand for the securities.

While most assets will be invested in U.S. common stocks, other securities may also be purchased, including foreign stocks, futures and options, in keeping with the Portfolio's objectives. Investments in futures and options, if any, are subject to additional volatility and potential losses. The Portfolio may sell securities for a variety of reasons, such as to secure gains, limit losses or redeploy assets into more promising opportunities.

PRIMARY RISKS:


The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail starting on page 62, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:


  .  Market risk

  .  Foreign investment risk

  .  Market capitalization risk

  .  Investment style risk

 PORTFOLIO MANAGEMENT:


..  T. Rowe Price Associates, Inc. see page 89

..  For financial highlights see page 138



PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

The bar chart below shows you the performance of the Portfolio's Class B shares, the Portfolio's oldest class, for each full calendar year since its inception and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart. Effective January 1, 2003, T. Rowe Price Associates, Inc. became the Portfolio's Adviser. Investment performance information prior to that date is attributable to the Portfolio's former investment adviser.

               Year-by-Year Total Return as of 12/31 of Each Year

                                    [CHART]

  02       03      04      05       06      07
------   ------  ------  ------   ------  ------
-44.04%  36.64%  17.82%  14.63%    6.16%  17.64%

High Quarter:   2nd - 2003    +19.34%
Low Quarter:    2nd - 2002    -30.65%


The table below compares the Portfolio's Class A, Class B and Class E shares' average annual compounded total returns for the 1- and 5-year periods and from inception through 12/31/07 with the Russell Midcap Growth Index, an unmanaged index that measures the performance of those Russell mid cap companies with higher price-to-book ratios and higher forecasted growth values. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.

         Average Annual Total Return as of 12/31/07
-------------------------------------------------------------
                                            Since   Inception
                            1 Year 5 Year Inception   Date
--------------------------- ------ ------ --------- ---------
Class A                     17.85% 18.51%   1.75%     5/1/01
Class B                     17.64% 18.17%   1.07%    2/12/01
Class E                     17.62% 18.28%   6.32%   10/31/01
Russell Midcap Growth Index 11.43% 17.90%   3.27%*
* Index performance is from 2/1/01.

FEES AND EXPENSES:


The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2007 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.


SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                           Class A Class B Class E
------------------------------------------------------------------
Management Fee                              0.75%   0.75%   0.75%
------------------------------------------------------------------
12b-1 Fees                                  None    0.25%   0.15%
------------------------------------------------------------------
Other Expenses                              0.05%   0.05%   0.05%
------------------------------------------------------------------
Total Annual Portfolio Operating Expenses*  0.80%   1.05%   0.95%
------------------------------------------------------------------

        * The Manager has agreed that any advisory fee waivers received from the Portfolio's Adviser commencing February 17, 2005 will be passed on to the Portfolio in the form of a voluntary fee waiver. Including the voluntary fee waiver, the management fee for the year ended December 31, 2007 was 0.73%.

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES

         Class A  Class B  Class E
-----------------------------------
1 Year   $     82 $    108 $     97
-----------------------------------
3 Years  $    256 $    336 $    304
-----------------------------------
5 Years  $    446 $    582 $    528
-----------------------------------
10 Years $    993 $  1,288 $  1,171
-----------------------------------

PRIMARY RISKS OF INVESTING IN THE PORTFOLIOS


One or more of the following primary risks may apply to your Portfolio. Please see the Investment Summary for your particular Portfolio to determine which risks apply and for a discussion of other risks that may apply to the Portfolio. Please note that there are many other circumstances that could adversely affect your investment and prevent a Portfolio from reaching its objective, which are not described here.


MARKET RISK

A Portfolio's share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including disappointing corporate earnings, adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or a company may deteriorate. In addition, an assessment by a Portfolio's Adviser of particular companies may prove incorrect, resulting in losses or poor performance by those holdings, even in a rising market. A Portfolio could also miss attractive investment opportunities if its Adviser underweights markets or industries where there are significant returns, and could lose value if the Adviser overweights markets or industries where there are significant declines.

Stocks purchased in initial public offerings (IPOs) have a tendency to fluctuate in value significantly shortly after the IPO relative to the price at which they were purchased. These fluctuations could impact the net asset value and return earned on the Portfolio's shares.

INTEREST RATE RISK

The values of debt securities are subject to change when prevailing interest rates change. When interest rates go up, the value of debt securities and certain dividend paying stocks tends to fall. If your Portfolio invests a significant portion of its assets in debt securities or stocks purchased primarily for dividend income and interest rates rise, then the value of your investment may decline. Alternatively, when interest rates go down, the value of debt securities and certain dividend paying stocks may rise.

Interest rate risk will affect the price of a fixed income security more if the security has a longer maturity because changes in interest rates are increasingly difficult to predict over longer periods of time. Fixed income securities with longer maturities will therefore be more volatile than other fixed income securities with shorter maturities. Conversely, fixed income securities with shorter maturities will be less volatile but generally provide lower returns than fixed income securities with longer maturities. The average maturity and duration of a Portfolio's fixed income investments will affect the volatility of the Portfolio's share price.

CREDIT RISK

The value of debt securities is directly affected by an issuer's ability to pay principal and interest on time. If your Portfolio invests in debt securities, the value of your investment may be adversely affected when an issuer fails to pay an obligation on a timely basis. A Portfolio may also be subject to credit risk to the extent it engages in transactions, such as securities loans, repurchase agreements or certain derivatives, which involve a promise by a third party to honor an obligation to the Portfolio. Such third party may be unwilling or unable to honor its financial obligations.

HIGH YIELD DEBT SECURITY RISK

High yield debt securities, or junk bonds, are securities which are rated below "investment grade" or are not rated, but are of equivalent quality. High yield debt securities range from those for which the prospect for repayment of principal and interest is predominantly speculative to those which are currently in default on principal or interest payments. A Portfolio with high yield debt securities may be more susceptible to credit risk and market risk than a Portfolio that invests only in higher quality debt securities because these lower-rated debt securities are less secure financially and more sensitive to downturns in the economy. In addition, the secondary market for such securities may not be as liquid as that for more highly rated debt securities. As a result, a Portfolio's Adviser may find it more difficult to sell these securities or may have to sell them at lower prices.

You should understand that high yield securities are not generally meant for short-term investing. When a Portfolio invests in high yield securities it generally seeks to receive a correspondingly higher return to compensate it for the additional credit risk and market risk it has assumed.

FOREIGN INVESTMENT RISK

Investments in foreign securities involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject:

  . These risks may include the seizure by the government of company assets, excessive taxation, withholding taxes on dividends and interest, limitations on the use or transfer of portfolio assets, and political or social instability.

  . Enforcing legal rights may be difficult, costly and slow in foreign countries, and there may be special problems enforcing claims against foreign governments.

  . Foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there may be less public information about their operations.

  .  Foreign markets may be less liquid and more volatile than U.S. markets.

  . Foreign securities often trade in currencies other than the U.S. dollar, and a Portfolio may directly hold foreign currencies and purchase and sell foreign currencies. Changes in currency exchange rates will affect a Portfolio's net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of foreign securities. An increase in the strength of the U.S. dollar relative to these other currencies may cause the value of a Portfolio to decline. Certain foreign currencies may be particularly volatile, and foreign governments may intervene in the currency markets, causing a decline in value or liquidity of a Portfolio's foreign currency or securities holdings.

  . Costs of buying, selling and holding foreign securities, including brokerage, tax and custody costs, may be higher than those involved in domestic transactions.

MARKET CAPITALIZATION RISK

Stocks fall into three broad market capitalization categories--large, medium and small. Investing primarily in one category carries the risk that due to current market conditions that category may be out of favor. If valuations of large capitalization companies appear to be greatly out of proportion to the valuations of small or medium capitalization companies, investors may migrate to the stocks of small and mid-sized companies causing a Portfolio that invests in these companies to increase in value more rapidly than a Portfolio that invests in larger, fully-valued companies. Larger more established companies may also be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion. Investing in medium and small capitalization companies may be subject to special risks associated with narrower product lines, more limited financial resources, smaller management groups, and a more limited trading market for their stocks as compared with larger companies. Securities of smaller capitalization issuers may therefore be subject to greater price volatility and may decline more significantly in market downturns than securities of larger companies. In some cases, these companies may be relatively new issuers (I.E., those having continuous operating histories of less than three years) which carries other risks in addition to the risks of other medium and small capitalization companies. New issuers may be more speculative because such companies are relatively unseasoned. These companies will often be involved in the development or marketing of a new product with no established market, which could lead to significant losses.

INVESTMENT STYLE RISK

Different investment styles tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. A Portfolio may outperform or underperform other funds that employ a different investment style. A Portfolio may also employ a combination of styles that impact its risk characteristics. Examples of different investment styles include growth and value investing. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's growth of earnings potential. Also, since growth companies usually invest a high portion of earnings in their business, growth stocks may lack the dividends of some value stocks that can cushion stock prices in a falling market. Growth oriented funds will typically underperform when value investing is in favor. Value stocks are those which are undervalued in comparison to their peers due to adverse business developments or other factors. Value investing carries the risk that the market will not recognize a security's inherent value for a long time, or that a stock judged to be undervalued may actually be appropriately priced or overvalued. Value oriented funds will typically underperform when growth investing is in favor.

REAL ESTATE INVESTMENT RISK

Although the Portfolio will not invest in real estate directly, it may concentrate its assets in the real estate industry or may invest in securities related to the real estate industry, so your investment in the Portfolio will be closely linked to or may be impacted by the performance of the real estate markets. Property values may decrease due to increasing vacancies or declining rents resulting from unanticipated economic, legal, cultural or technological developments or because of overbuilding or lack of mortgage funds. The value of an individual property may also decline because of environmental liabilities or losses due to casualty or condemnation. Because of this concentration in or potential exposure to the real estate industry, the value of the Portfolio's shares may change at different rates compared to the value of shares of a mutual fund with investments in a mix of different industries.

The Portfolio may at times be more concentrated in particular sub-sectors of the real estate business--e.g. apartments, retail, hotels, offices, industrial, health care, etc. As such, its performance would be especially sensitive to developments that significantly affected those businesses.

In addition, Equity REITs may be affected by changes in the value of the underlying property they own, while Mortgage REITs may be affected by the quality of any credit they extend. Equity and Mortgage REITs are dependent upon management skills and are subject to heavy cash flow dependency, defaults by borrowers, self-liquidation and the possibility of failing to qualify for tax-free pass through of income under the Internal Revenue Code of 1986, and to maintain exemption from the Investment Company Act of 1940, as amended (the "1940 Act"). In the event an issuer of debt securities collateralized by real estate defaults, it is conceivable that the REIT could end up holding the underlying real estate.

ADDITIONAL INVESTMENT STRATEGIES


In addition to the principal investment strategies discussed in each individual Portfolio's Investment Summary, a Portfolio, as indicated in the chart below, may at times invest a portion of its assets in the investment strategies and may engage in certain investment techniques as described below. The SAI provides a more detailed discussion of certain of these and other securities and indicates if a Portfolio is subject to any limitations with respect to a particular investment strategy. These strategies and techniques may involve risks. ALTHOUGH A PORTFOLIO THAT IS NOT IDENTIFIED BELOW IN CONNECTION WITH A PARTICULAR STRATEGY OR TECHNIQUE GENERALLY HAS THE ABILITY TO ENGAGE IN SUCH A TRANSACTION, ITS ADVISER CURRENTLY INTENDS TO INVEST LITTLE, IF ANY, OF THE PORTFOLIO'S ASSETS IN THAT STRATEGY OR TECHNIQUE. (PLEASE NOTE THAT SOME OF THESE STRATEGIES MAY BE A PRINCIPAL INVESTMENT STRATEGY FOR A PARTICULAR PORTFOLIO AND CONSEQUENTLY ARE ALSO DESCRIBED IN THAT PORTFOLIO'S INVESTMENT SUMMARY.) The Portfolios are not limited by this discussion and may invest in other types of securities not precluded by the policies discussed elsewhere in this Prospectus.

                                                                           CLARION
                                                       MET/AIM  BLACKROCK  GLOBAL      HARRIS
                                                      SMALL CAP LARGE CAP   REAL       OAKMARK      JANUS    LAZARD
                                                       GROWTH     CORE     ESTATE   INTERNATIONAL   FORTY    MID CAP
                                                      PORTFOLIO PORTFOLIO PORTFOLIO   PORTFOLIO   PORTFOLIO PORTFOLIO
BRADY BONDS
---------------------------------------------------------------------------------------------------------------------
COLLATERALIZED MORTGAGE OBLIGATIONS
---------------------------------------------------------------------------------------------------------------------
CONVERTIBLE SECURITIES                                    X         X         X                                 X
---------------------------------------------------------------------------------------------------------------------
DEPOSITARY RECEIPTS                                       X         X                     X                     X
---------------------------------------------------------------------------------------------------------------------
DERIVATIVES:
---------------------------------------------------------------------------------------------------------------------
OPTIONS                                                   X         X                                 X         X
---------------------------------------------------------------------------------------------------------------------
FUTURES                                                   X         X                                 X         X
---------------------------------------------------------------------------------------------------------------------
DIRECT PARTICIPATION IN CORPORATE LOANS
---------------------------------------------------------------------------------------------------------------------
DOLLAR ROLL TRANSACTIONS                                                                  X
---------------------------------------------------------------------------------------------------------------------
FOREIGN CURRENCY TRANSACTIONS                                                 X           X           X
---------------------------------------------------------------------------------------------------------------------
FOREIGN DEBT SECURITIES                                                                               X
---------------------------------------------------------------------------------------------------------------------
FOREIGN EQUITY SECURITIES                                 X         X                     X           X         X
---------------------------------------------------------------------------------------------------------------------
FORWARD COMMITMENTS, WHEN-ISSUED AND DELAYED
DELIVERY SECURITIES                                                 X
---------------------------------------------------------------------------------------------------------------------
HIGH QUALITY SHORT-TERM DEBT OBLIGATIONS INCLUDING
BANKERS' ACCEPTANCES, COMMERCIAL PAPER AND
CERTIFICATES OF DEPOSIT ISSUED OR GUARANTEED BY BANK
HOLDING COMPANIES IN THE U.S., THEIR SUBSIDIARIES AND
FOREIGN BRANCHES OR OF THE WORLD BANK; VARIABLE
AMOUNT MASTER DEMAND NOTES AND VARIABLE RATE
NOTES ISSUED BY U.S. AND FOREIGN CORPORATIONS             X         X                                 X         X
---------------------------------------------------------------------------------------------------------------------
HIGH YIELD/HIGH RISK DEBT SECURITIES                                                                  X
---------------------------------------------------------------------------------------------------------------------
HYBRID INSTRUMENTS                                                                                    X
---------------------------------------------------------------------------------------------------------------------
ILLIQUID AND RESTRICTED SECURITIES                                  X         X
---------------------------------------------------------------------------------------------------------------------
INDEXED SECURITIES
---------------------------------------------------------------------------------------------------------------------
INTEREST RATE TRANSACTIONS
---------------------------------------------------------------------------------------------------------------------
INVESTMENT GRADE DEBT SECURITIES                                                                      X
---------------------------------------------------------------------------------------------------------------------
INVESTMENTS IN OTHER INVESTMENT COMPANIES INCLUDING
PASSIVE FOREIGN INVESTMENT COMPANIES                                                      X
---------------------------------------------------------------------------------------------------------------------
MORTGAGE-BACKED SECURITIES, INCLUDING GNMA
CERTIFICATES, MORTGAGE-BACKED BONDS                                                                   X
---------------------------------------------------------------------------------------------------------------------
MUNICIPAL SECURITIES
---------------------------------------------------------------------------------------------------------------------
NON-MORTGAGE ASSET-BACKED SECURITIES
---------------------------------------------------------------------------------------------------------------------
PIK (PAY-IN-KIND) DEBT SECURITIES AND ZERO-COUPON
BONDS
---------------------------------------------------------------------------------------------------------------------
PREFERRED STOCKS                                          X         X         X                       X         X
---------------------------------------------------------------------------------------------------------------------
REAL ESTATE INVESTMENT TRUSTS                             X         X         X                       X         X
---------------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS                                               X                     X
---------------------------------------------------------------------------------------------------------------------
REVERSE REPURCHASE AGREEMENTS
---------------------------------------------------------------------------------------------------------------------
RIGHTS AND WARRANTS                                                 X         X           X           X
---------------------------------------------------------------------------------------------------------------------
SECURITIES LOANS                                          X         X                     X           X         X
---------------------------------------------------------------------------------------------------------------------
SHORT SALES (AGAINST THE BOX)
---------------------------------------------------------------------------------------------------------------------
STRUCTURED NOTES
---------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT SECURITIES                                X         X                                 X         X
---------------------------------------------------------------------------------------------------------------------

                                                            LEGG
                                                           MASON      LEGG      LORD
                                                          PARTNERS    MASON    ABBETT      MFS(R)     OPPENHEIMER
                                                         AGGRESSIVE   VALUE     BOND      RESEARCH      CAPITAL
                                                           GROWTH    EQUITY   DEBENTURE INTERNATIONAL APPRECIATION
                                                         PORTFOLIO  PORTFOLIO PORTFOLIO   PORTFOLIO    PORTFOLIO
BRADY BONDS
------------------------------------------------------------------------------------------------------------------
COLLATERALIZED MORTGAGE OBLIGATIONS                                               X
------------------------------------------------------------------------------------------------------------------
CONVERTIBLE SECURITIES                                       X          X         X           X            X
------------------------------------------------------------------------------------------------------------------
DEPOSITARY RECEIPTS                                          X          X         X           X            X
------------------------------------------------------------------------------------------------------------------
DERIVATIVES:
------------------------------------------------------------------------------------------------------------------
OPTIONS                                                      X                                X            X
------------------------------------------------------------------------------------------------------------------
FUTURES                                                                                       X            X
------------------------------------------------------------------------------------------------------------------
DIRECT PARTICIPATION IN CORPORATE LOANS                                           X
------------------------------------------------------------------------------------------------------------------
DOLLAR ROLL TRANSACTIONS
------------------------------------------------------------------------------------------------------------------
FOREIGN CURRENCY TRANSACTIONS                                X                                X
------------------------------------------------------------------------------------------------------------------
FOREIGN DEBT SECURITIES                                      X                    X           X
------------------------------------------------------------------------------------------------------------------
FOREIGN EQUITY SECURITIES                                    X                    X           X            X
------------------------------------------------------------------------------------------------------------------
FORWARD COMMITMENTS, WHEN-ISSUED AND DELAYED DELIVERY
SECURITIES                                                   X                    X           X
------------------------------------------------------------------------------------------------------------------
HIGH QUALITY SHORT-TERM DEBT OBLIGATIONS INCLUDING
BANKERS' ACCEPTANCES, COMMERCIAL PAPER AND CERTIFICATES
OF DEPOSIT ISSUED OR GUARANTEED BY BANK HOLDING
COMPANIES IN THE U.S., THEIR SUBSIDIARIES AND FOREIGN
BRANCHES OR OF THE WORLD BANK; VARIABLE AMOUNT MASTER
DEMAND NOTES AND VARIABLE RATE NOTES ISSUED BY U.S.
AND FOREIGN CORPORATIONS                                     X                    X           X            X
------------------------------------------------------------------------------------------------------------------
HIGH YIELD/HIGH RISK DEBT SECURITIES                         X          X         X
------------------------------------------------------------------------------------------------------------------
HYBRID INSTRUMENTS                                           X
------------------------------------------------------------------------------------------------------------------
ILLIQUID AND RESTRICTED SECURITIES                           X                                X            X
------------------------------------------------------------------------------------------------------------------
INDEXED SECURITIES                                           X                                X
------------------------------------------------------------------------------------------------------------------
INTEREST RATE TRANSACTIONS
------------------------------------------------------------------------------------------------------------------
INVESTMENT GRADE DEBT SECURITIES                             X          X         X           X
------------------------------------------------------------------------------------------------------------------
INVESTMENTS IN OTHER INVESTMENT COMPANIES INCLUDING
PASSIVE FOREIGN INVESTMENT COMPANIES                         X                                X
------------------------------------------------------------------------------------------------------------------
MORTGAGE-BACKED SECURITIES, INCLUDING GNMA CERTIFICATES,
MORTGAGE-BACKED BONDS                                                             X           X
------------------------------------------------------------------------------------------------------------------
MUNICIPAL SECURITIES
------------------------------------------------------------------------------------------------------------------
NON-MORTGAGE ASSET-BACKED SECURITIES
------------------------------------------------------------------------------------------------------------------
PIK (PAY-IN-KIND) DEBT SECURITIES AND ZERO-COUPON BONDS      X                    X
------------------------------------------------------------------------------------------------------------------
PREFERRED STOCKS                                             X          X         X           X            X
------------------------------------------------------------------------------------------------------------------
REAL ESTATE INVESTMENT TRUSTS                                X          X                     X            X
------------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS                                                             X           X            X
------------------------------------------------------------------------------------------------------------------
REVERSE REPURCHASE AGREEMENTS                                                     X
------------------------------------------------------------------------------------------------------------------
RIGHTS AND WARRANTS                                          X                    X           X
------------------------------------------------------------------------------------------------------------------
SECURITIES LOANS                                             X                    X           X            X
------------------------------------------------------------------------------------------------------------------
SHORT SALES (AGAINST THE BOX)                                                                 X
------------------------------------------------------------------------------------------------------------------
STRUCTURED NOTES
------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT SECURITIES                                   X                    X           X            X
------------------------------------------------------------------------------------------------------------------

                                                                               PIMCO                         T. ROWE
                                                                             INFLATION   PIMCO                PRICE
                                                                             PROTECTED   TOTAL      RCM      MID CAP
                                                                               BOND     RETURN   TECHNOLOGY  GROWTH
                                                                             PORTFOLIO PORTFOLIO PORTFOLIO  PORTFOLIO
BRADY BONDS                                                                      X         X
---------------------------------------------------------------------------------------------------------------------
COLLATERALIZED MORTGAGE OBLIGATIONS                                              X         X
---------------------------------------------------------------------------------------------------------------------
CONVERTIBLE SECURITIES                                                           X         X                    X
---------------------------------------------------------------------------------------------------------------------
DEPOSITARY RECEIPTS                                                              X         X         X          X
---------------------------------------------------------------------------------------------------------------------
DERIVATIVES:
---------------------------------------------------------------------------------------------------------------------
OPTIONS                                                                          X         X         X          X
---------------------------------------------------------------------------------------------------------------------
FUTURES                                                                          X         X         X          X
---------------------------------------------------------------------------------------------------------------------
DIRECT PARTICIPATION IN CORPORATE LOANS                                          X         X
---------------------------------------------------------------------------------------------------------------------
DOLLAR ROLL TRANSACTIONS                                                         X         X
---------------------------------------------------------------------------------------------------------------------
FOREIGN CURRENCY TRANSACTIONS                                                    X         X         X          X
---------------------------------------------------------------------------------------------------------------------
FOREIGN DEBT SECURITIES                                                          X         X                    X
---------------------------------------------------------------------------------------------------------------------
FOREIGN EQUITY SECURITIES                                                                            X          X
---------------------------------------------------------------------------------------------------------------------
FORWARD COMMITMENTS, WHEN-ISSUED AND DELAYED DELIVERY SECURITIES                 X         X                    X
---------------------------------------------------------------------------------------------------------------------
HIGH QUALITY SHORT-TERM DEBT OBLIGATIONS INCLUDING BANKERS' ACCEPTANCES,
COMMERCIAL PAPER AND CERTIFICATES OF DEPOSIT ISSUED OR GUARANTEED BY BANK
HOLDING COMPANIES IN THE U.S., THEIR SUBSIDIARIES AND FOREIGN BRANCHES OR OF
THE WORLD BANK; VARIABLE AMOUNT MASTER DEMAND NOTES AND VARIABLE RATE
NOTES ISSUED BY U.S. AND FOREIGN CORPORATIONS                                    X         X                    X
---------------------------------------------------------------------------------------------------------------------
HIGH YIELD/HIGH RISK DEBT SECURITIES                                             X         X
---------------------------------------------------------------------------------------------------------------------
HYBRID INSTRUMENTS                                                               X         X         X          X
---------------------------------------------------------------------------------------------------------------------
ILLIQUID AND RESTRICTED SECURITIES                                               X         X         X          X
---------------------------------------------------------------------------------------------------------------------
INDEXED SECURITIES                                                               X         X         X
---------------------------------------------------------------------------------------------------------------------
INTEREST RATE TRANSACTIONS                                                       X         X
---------------------------------------------------------------------------------------------------------------------
INVESTMENT GRADE DEBT SECURITIES                                                 X         X                    X
---------------------------------------------------------------------------------------------------------------------
INVESTMENTS IN OTHER INVESTMENT COMPANIES INCLUDING PASSIVE FOREIGN
INVESTMENT COMPANIES                                                             X         X         X          X
---------------------------------------------------------------------------------------------------------------------
MORTGAGE-BACKED SECURITIES, INCLUDING GNMA CERTIFICATES, MORTGAGE-BACKED
BONDS                                                                            X         X
---------------------------------------------------------------------------------------------------------------------
MUNICIPAL SECURITIES                                                             X         X
---------------------------------------------------------------------------------------------------------------------
NON-MORTGAGE ASSET-BACKED SECURITIES                                             X         X
---------------------------------------------------------------------------------------------------------------------
PIK (PAY-IN-KIND) DEBT SECURITIES AND ZERO-COUPON BONDS                          X         X
---------------------------------------------------------------------------------------------------------------------
PREFERRED STOCKS                                                                 X         X                    X
---------------------------------------------------------------------------------------------------------------------
REAL ESTATE INVESTMENT TRUSTS                                                    X         X                    X
---------------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS                                                            X         X         X          X
---------------------------------------------------------------------------------------------------------------------
REVERSE REPURCHASE AGREEMENTS                                                    X         X         X
---------------------------------------------------------------------------------------------------------------------
RIGHTS AND WARRANTS                                                                                             X
---------------------------------------------------------------------------------------------------------------------
SECURITIES LOANS                                                                 X         X         X          X
---------------------------------------------------------------------------------------------------------------------
SHORT SALES (AGAINST THE BOX)                                                    X         X         X
---------------------------------------------------------------------------------------------------------------------
STRUCTURED NOTES                                                                 X         X                    X
---------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT SECURITIES                                                       X         X                    X
---------------------------------------------------------------------------------------------------------------------

BRADY BONDS. Brady Bonds are collateralized or uncollateralized fixed income securities created through the exchange of existing commercial bank loans to public and private entities in certain emerging markets for new bonds in connection with debt restructurings. Brady Bonds have been issued only in the last decade and, accordingly do not have a long payment history. These securities are subject to credit risk and interest rate risk.

COLLATERALIZED MORTGAGE OBLIGATIONS (CMOS). CMOs are fixed income securities secured by mortgage loans and other mortgage-backed securities and are generally considered to be derivatives. CMOs may be issued or guaranteed by the U.S. Government or its agencies or instrumentalities or collateralized by a portfolio of mortgages or mortgage-related securities guaranteed by such an agency or instrumentality or may be non-U.S. Government guaranteed.

CMOs carry general fixed income securities risks, such as credit risk and interest rate risk, and risks associated with mortgage-backed securities, including prepayment risk, which is the risk that the underlying mortgages or other debt may be refinanced or paid off prior to their maturities during periods of declining interest rates. In that case, an Adviser may have to reinvest the proceeds from the securities at a lower rate. Potential market gains on a security subject to prepayment risk may be more limited than potential market gains on a comparable security that is not subject to prepayment risk.

CONVERTIBLE SECURITIES. Convertible securities are preferred stocks or bonds that pay a fixed dividend or interest payment and are convertible into common stock at a specified price or conversion ratio.

Traditionally, convertible securities have paid dividends or interest rates higher than common stocks but lower than nonconvertible securities. They generally participate in the appreciation or depreciation of the underlying stock into which they are convertible, but to a lesser degree. These securities are also subject to market risk, interest rate risk and credit risk.

DEPOSITARY RECEIPTS. Depositary receipts are receipts for shares of a foreign-based corporation that entitle the holder to dividends and capital gains on the underlying security. Receipts include those issued by domestic banks (American Depositary Receipts), foreign banks (Global or European Depositary Receipts), and broker-dealers (depositary shares).

These instruments are subject to market risk and foreign investment risk.

DERIVATIVES. Derivatives are used to limit risk in a Portfolio or to enhance investment return, and have a return tied to a formula based upon an interest rate, index, price of a security, or other measurement. Derivatives include options, futures, forward contracts and related products.

Options are the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price.

Futures are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date.

Forward contracts are contracts to purchase or sell a specified amount of a financial instrument for an agreed upon price at a specified time.

Derivatives may be used to hedge against an opposite position that a Portfolio holds. Any loss generated by the derivatives should be offset by gains in the hedged investment. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains or result in losses or missed opportunities. In addition, derivatives that are used for hedging the Portfolio in specific securities may not fully offset the underlying positions. The counterparty to a derivatives contract also could default. Derivatives that involve leverage could magnify losses.

Derivatives may also be used to maintain a Portfolio's exposure to the market, manage cash flows or to attempt to increase income. Using derivatives for purposes other than hedging is speculative and involves greater risks. In many foreign countries, futures and options markets do not exist or are not sufficiently developed to be effectively used by a Portfolio that invests in foreign securities.

DIRECT PARTICIPATION IN CORPORATE LOANS. By purchasing a loan, the Portfolio acquires some or all of the interest of a bank or other lending institution in a loan to a corporate borrower. Many such loans are secured, and most impose restrictive covenants which must be met by the borrower. These loans are made generally to finance internal growth, mergers, acquisitions, stock repurchases, leveraged buy-outs and other corporate activities. Such loans may be in default at the time of purchase. The Portfolio may also purchase trade or other claims against companies, which generally represent money owed by the company to a supplier of goods or services. These claims may also be purchased at a time when the company is in default. Certain of the loans acquired by a Portfolio may involve revolving credit facilities or other standby financing commitments which obligate the Portfolio to pay additional cash on a certain date or on demand.

The highly leveraged nature of many such loans may make such loans especially vulnerable to adverse changes in economic or market conditions. Loans and other direct investments may not be in the form of securities or may be subject to restrictions on transfer, and only limited opportunities may exist to resell such instruments. As a result, the Portfolio may be unable to sell such investments at an opportune time or may have to resell them at less than fair market value.

DOLLAR ROLL TRANSACTIONS. Mortgage dollar rolls are transactions in which the Portfolio sells securities for delivery in the current month and simultaneously contracts with the same counter-party to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date. During the roll period, the Portfolio loses the right to receive principal (including prepayments of principal) and interest paid on the securities sold. However, the Portfolio would benefit to the extent of any difference between the price received for the securities sold and the lower forward price for the future purchase (often referred to as the "drop") or fee income plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. Unless such benefits exceed the income, capital appreciation and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of the Portfolio compared with what such performance would have been without the use of mortgage dollar rolls. Accordingly, the benefits derived from the use of mortgage dollar rolls depend upon the Adviser's ability to manage mortgage prepayments. There is no assurance that mortgage dollar rolls can be successfully employed. All cash proceeds will be invested in instruments that are permissible investments for the Portfolio.

The Portfolio will maintain until the settlement date the segregation, either on the records of the Adviser or with the Trust's custodian, of cash or other liquid securities in an amount equal to the forward purchase price.

FOREIGN CURRENCY TRANSACTIONS. Foreign currency transactions are entered into for the purpose of hedging against foreign exchange risk arising from the Portfolio's investment or anticipated investment in securities denominated in foreign currencies. The Portfolio also may enter into these contracts for purposes of increasing exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. Foreign currency transactions include the purchase of foreign currency on a spot (or cash) basis, contracts to purchase or sell foreign currencies at a future date (forward contracts), the purchase and sale of foreign currency futures contracts, and the purchase of exchange traded and over-the-counter call and put options on foreign currency futures contracts and on foreign currencies.

These hedging transactions do not eliminate fluctuations in the underlying prices of the securities which the Portfolio owns or intends to purchase or sell. They simply establish a rate of exchange which can be achieved at some future point in time.

Foreign currency exchange rates may fluctuate significantly over short periods of time. A forward foreign currency exchange contract reduces the Portfolio's exposure to changes in the value of the currency it will deliver and increases its exposure to changes in the value of the currency it will exchange into. Contracts to sell foreign currency will limit any potential gain which might be realized by the Portfolio if the value of the hedged currency increases. In the case of forward contracts entered into for the purpose of increasing return, the Portfolio may sustain losses which will reduce its gross income. Forward foreign currency exchange contracts also involve the risk that the party with which the Portfolio enters the contract may fail to perform its obligations to the Portfolio. The purchase and sale of foreign currency futures contracts and the purchase of call and put options on foreign currency futures contracts and on foreign currencies involve certain risks associated with derivatives.

FOREIGN DEBT SECURITIES. Foreign debt securities are issued by foreign corporations and governments. They may include Eurodollar obligations and Yankee bonds.

Foreign debt securities are subject to foreign investment risk, credit risk and interest rate risk. Securities in developing countries are also subject to the additional risks associated with emerging markets.

FOREIGN EQUITY SECURITIES. Foreign equity securities are subject to foreign investment risk in addition to the risks applicable to domestic equity securities, such as market risk.

FORWARD COMMITMENTS, WHEN-ISSUED AND DELAYED DELIVERY SECURITIES. Forward commitments, when-issued and delayed delivery securities generally involve the purchase of a security with payment and delivery at some time in the future--I.E., beyond normal settlement. The Portfolios do not earn interest on such securities until settlement and bear the risk of market value fluctuations in between the purchase and settlement dates. New issues of stocks and bonds, private placements and U.S. Government securities may be sold in this manner.

HIGH QUALITY SHORT-TERM DEBT OBLIGATIONS, INCLUDING BANKERS' ACCEPTANCES, COMMERCIAL PAPER AND CERTIFICATES OF DEPOSIT ISSUED OR GUARANTEED BY BANK HOLDING COMPANIES IN THE U.S., THEIR SUBSIDIARIES AND FOREIGN BRANCHES OR OF THE WORLD BANK; VARIABLE AMOUNT MASTER DEMAND NOTES AND VARIABLE RATE NOTES ISSUED BY U.S. AND FOREIGN CORPORATIONS.

Commercial paper is a short-term debt obligation with a maturity ranging from one to 270 days issued by banks, corporations, and other borrowers to investors seeking to invest idle cash.

Variable amount master demand notes differ from ordinary commercial paper in that they are issued pursuant to a written agreement between the issuer and the holder, their amounts may be increased from time to time by the holder (subject to an agreed maximum) or decreased by the holder or the issuer, they are payable on demand, the rate of interest payable on them varies with an agreed formula and they are typically not rated by a rating agency. Transfer of such notes is usually restricted by the issuer, and there is no secondary trading market for them. Any variable amount master demand note purchased by a Portfolio will be regarded as an illiquid security.

These instruments are subject to credit risk, interest rate risk and foreign investment risk.

HIGH YIELD/HIGH RISK DEBT SECURITIES. High yield/high risk debt securities are securities that are rated below investment grade by the primary rating agencies (e.g., BB or lower by S&P and Ba or lower by Moody's). Other terms commonly used to describe such securities include "lower rated bonds," "noninvestment grade bonds," and "junk bonds."

High yield/high risk debt securities are subject to high yield debt security risk as described in "Primary Risks of Investing in the Portfolios" above.

HYBRID INSTRUMENTS. Hybrid instruments are a form of a derivative and combine the elements of futures contracts or options with those of debt, preferred equity or a depositary instrument. They are often indexed to the price of a commodity, particular currency, or a domestic or foreign debt or equity security index. Examples of hybrid instruments include debt instruments with interest or principal payments or redemption terms determined by reference to the value of a currency or commodity or securities index at a future point in time or preferred stock with dividend rates determined by reference to the value of a currency.

Hybrids may bear interest or pay dividends at below market (or even relatively nominal) rates. Under certain conditions, the redemption value of the instrument could be zero. Hybrids can have volatile prices and limited liquidity and their use by the Portfolio may not be successful.

ILLIQUID AND RESTRICTED SECURITIES. Each Portfolio may invest a portion of its assets in restricted and illiquid securities, which are investments that the Portfolio cannot easily resell within seven days at current value or that have contractual or legal restriction on resale. Restricted securities include those which are not registered under the Securities Act of 1933, as amended (the "1933 Act"), and are purchased directly from the issuer or in the secondary market (private placements).

If the Portfolio buys restricted or illiquid securities it may be unable to quickly resell them or may be able to sell them only at a price below current value or could have difficulty valuing these holdings precisely.

In recent years, however, a large institutional market has developed for certain securities that are not registered under the 1933 Act, including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

INDEXED SECURITIES. A Portfolio may invest in indexed securities whose value is linked to foreign currencies, interest rates, commodities, indices or other financial indicators. Most indexed securities are short to intermediate term fixed income securities whose values at maturity (I.E., principal value) or interest rates rise or fall according to changes in the value of one or more specified underlying instruments. Indexed securities may be positively or negatively indexed (I.E., their principal value or interest rates may increase or decrease if the underlying instrument appreciates), and may have return characteristics similar to direct investments in the underlying instrument or to one or more options on the underlying instrument. Indexed securities may be more volatile than the underlying instrument itself and could involve the loss of all or a portion of the principal amount of, or interest on, the instrument.

INTEREST RATE TRANSACTIONS. Interest rate transactions are hedging transactions such as interest rate swaps and the purchase or sale of interest rate caps and floors. They are used by a Portfolio in an attempt to protect the value of its investments from interest rate fluctuations. Interest rate swaps involve the exchange by the Portfolio with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate floor. The Adviser to the Portfolio enters into these transactions on behalf of the Portfolio primarily to preserve a return or spread on a particular investment or portion of its portfolio or to protect against any increase in the price of securities the Portfolio anticipates purchasing at a later date. The Portfolio will not sell interest rate caps or floors that it does not own.

There is the risk that the Adviser may incorrectly predict the direction of interest rates resulting in losses to the Portfolio.

INVESTMENT GRADE DEBT SECURITIES. Investment grade debt securities are securities rated in one of the four highest rating categories by S&P, Moody's or other nationally recognized rating agency. These securities are subject to interest rate risk and credit risk. Securities rated in the fourth investment category by a nationally recognized rating agency (e.g. BBB by S&P and Baa by Moody's) may have speculative characteristics.

INVESTMENTS IN OTHER INVESTMENT COMPANIES, INCLUDING PASSIVE FOREIGN INVESTMENT COMPANIES. When the Portfolio invests in another investment company, it must bear the management and other fees of the investment company, in addition to its own expenses. As a result, the Portfolio may be exposed to duplicate expenses which could lower its value. Investments in passive foreign investment companies also are subject to foreign investment risk.

Passive foreign investment companies are any foreign corporations which generate certain amounts of passive income or hold certain amounts of assets for the production of passive income. Passive income includes dividends, royalties, rent, and annuities.

MORTGAGE-BACKED SECURITIES, INCLUDING GNMA CERTIFICATES, MORTGAGE-BACKED BONDS AND STRIPPED MORTGAGE-BACKED SECURITIES. Mortgage-backed securities include securities backed by Ginnie Mae and Fannie Mae as well as by private issuers. These securities represent collections (pools) of commercial and residential mortgages. These securities are generally pass-through securities, which means that principal and interest payments on the underlying securities (less servicing fees) are passed through to shareholders on a pro rata basis.

These securities carry general fixed income security risks, such as credit risk and interest rate risk, as well as prepayment risk.

MUNICIPAL SECURITIES. Municipal securities are debt obligations issued by local, state and regional governments that provide interest income that is exempt from federal income tax. These securities are subject to interest rate risk and credit risk.

NON-MORTGAGE ASSET-BACKED SECURITIES. Non-mortgage asset-backed securities include equipment trust certificates and interests in pools of receivables, such as motor vehicle installment purchase obligations and credit card receivables. Such securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in the underlying pools of assets. This means that principal and interest payments on the underlying securities (less servicing fees) are passed through to shareholders on a pro rata basis.

The value of some asset-backed securities may be particularly sensitive to changes in prevailing interest rates, and like other fixed income investments, the ability of the Portfolio to successfully use these instruments may depend in part upon the ability of an Adviser to forecast interest rates and other economic factors correctly.

PIK (PAY-IN-KIND) DEBT SECURITIES AND ZERO-COUPON BONDS. PIK debt securities are debt obligations which provide that the issuer may, at its option, pay interest on such bonds in cash or in the form of additional debt obligations. Such investments benefit the issuer by mitigating its need for cash to meet debt service, but also require a higher rate of return to attract investors who are willing to defer receipt of such cash.

Zero-coupon bonds are bonds that provide for no current interest payment and are sold at a discount. These investments pay no interest in cash to its holder during its life and usually trade at a deep discount from their face or par value. These investments may experience greater volatility in market value due to changes in interest rates than debt obligations which make regular payments of interest. The Portfolio will accrue income on such investments for tax accounting purposes, as required, which is distributable to shareholders and which, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities to satisfy the Portfolio's distribution obligations.

These securities are subject to credit risk and interest rate risk.

PREFERRED STOCKS. Preferred stocks are equity securities that generally pay dividends at a specified rate and have preference over common stock in the payment of dividends and liquidation. Preferred stock generally does not carry voting rights.

Preferred stocks are subject to market risk. In addition, because preferred stocks pay fixed dividends, an increase in interest rates may cause the price of a preferred stock to fall.


REAL ESTATE INVESTMENT TRUSTS. REITs are entities which invest in commercial and other real estate properties. Risks associated with investments in securities of companies in the real estate industry include: decline in the value of real estate; risks related to general and local economic conditions; overbuilding and increased competition; increases in property taxes and operating expenses; changes in zoning laws; casualty or condemnation losses; variations in rental income; changes in neighborhood values; the appeal of properties to tenants; and increases in interest rates. In addition, equity REITs may be affected by changes in the values of the underlying property owned by the trusts, while mortgage REITs may be affected by the quality of credit extended. REITs are dependent upon management skills, may not be diversified and are subject to the risks of financing projects. Such REITs are also subject to heavy cash flow dependency, defaults by borrowers, self liquidation and the possibility of failing to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended (the "Code"), and to maintain exemption from the 1940 Act. In the event an issuer of debt securities collateralized by real estate defaults, it is conceivable that the REITs could end up holding the underlying real estate. The Portfolio, as a shareholder of a REIT, bears a portion of the REIT's annual operating expenses.


REPURCHASE AGREEMENTS. Repurchase agreements involve the purchase of a security by a Portfolio and a simultaneous agreement by the seller (generally a bank or dealer) to repurchase the security from the Portfolio at a specified date or upon demand. This technique offers a method of earning income on idle cash.

Repurchase agreements involve credit risk, I.E., the risk that the seller will fail to repurchase the security, as agreed. In that case, the Portfolio will bear the risk of market value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security.

REVERSE REPURCHASE AGREEMENTS. Reverse repurchase agreements involve the sale of a security by a Portfolio to another party (generally a bank or dealer) in return for cash and an agreement by the Portfolio to buy the security back at a specified price and time.

Reverse repurchase agreements will be used primarily to provide cash to satisfy unusually high redemption requests or for other temporary or emergency purposes. Reverse repurchase agreements are considered a form of borrowing by the Portfolio and, therefore, are a form of leverage. Leverage may cause any gains or losses of the Portfolio to be magnified.

RIGHTS AND WARRANTS.   Warrants basically are options to purchase equity
securities at specific prices valid for a specific period of time. Their prices do not necessarily move parallel to the prices of the underlying securities. Rights are similar to warrants, but normally have a short duration and are distributed directly by the issuer to its shareholders. Rights and warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer. These investments carry the risk that they may be worthless to the Portfolio at the time it may exercise its rights, due to the fact that the underlying securities have a market value less than the exercise price. Warrants also include Low Exercise Price Call Warrants or other structured securities for the purpose of gaining exposure to stocks in difficult to access foreign local markets.

SECURITIES LOANS. For purposes of realizing additional income, a Portfolio may lend securities to broker-dealers or institutional investors approved by the Board of Trustees of the Trust. All securities loans will be made pursuant to agreement requiring the loans to be continuously secured by collateral in cash or high grade debt obligations at least equal at all times to the market value of the loaned securities. The borrower pays to the Portfolio an amount equal to any dividends or interest received on loaned securities. The Portfolio retains all or a portion of the interest received on investment of cash collected or receives a fee from the borrower.

The risk in lending portfolio securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral, or in the recovery of the securities or possible loss of rights in their collateral should the borrower fail financially.

SHORT SALES. Short sales are sales of securities that the seller does not own. The seller must borrow the securities to make delivery to the buyer. A short sale may be uncollateralized or against-the-box. A short sale is "against-the-box" if at all times when the short position is open, the seller owns an equal amount of the securities sold short or securities convertible into, or exchanged without further consideration for, securities of the same issue as the securities sold short.

The price of securities purchased to replace borrowed securities sold short may be greater than proceeds received in the short sale resulting in a loss to the Portfolio.

STRUCTURED NOTES. A form of hybrid investment, structured notes are derivatives on which the amount of principal repayment and/or interest payments is based upon the movement of one or more factors. Structured notes are interests in entities organized and operated for the purpose of restructuring the investment characteristics of debt obligations. Structured notes are typically sold in private placement transactions, and there currently is no active trading market for structured notes.

Structured notes are also subject to credit risk and interest rate risk and can have volatile prices.

U.S. GOVERNMENT SECURITIES. U.S. Government securities include direct obligations of the U.S. Government that are supported by its full faith and credit, like Treasury bills and GNMA certificates. Treasury bills have initial maturities of less than one year, Treasury notes have initial maturities of one to ten years and Treasury bonds may be issued with any maturity but generally have maturities of at least ten years. U.S. Government securities also include indirect obligations of the U.S. Government that are issued by federal agencies and government-sponsored entities, like bonds and notes issued by the Federal Home Loan Bank and Fannie Mae. Unlike Treasury securities, agency securities generally are not backed by the full faith and credit of the U.S. Government. Some agency securities are supported by the right of the issuer to borrow from the Treasury, others are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations and others are supported only by the credit of the sponsoring agency.

U.S. Government securities are subject to interest rate risk. Credit risk is remote.

DEFENSIVE INVESTMENTS

Under adverse market or economic conditions, a Portfolio could invest for temporary defensive purposes some or all of its assets in money market securities or utilize other investment strategies that may be inconsistent with a Portfolio's principal investment strategy. Temporary defensive instruments generally include U.S. government securities, bank time deposits denominated in the currency of any major nation, commercial paper and repurchase agreements. The Adviser may also invest in these types of securities or hold cash while looking for suitable investment opportunities or to maintain liquidity. Although a Portfolio would employ these measures only in seeking to avoid losses, they could reduce the benefit from an upswing in the market or prevent the Portfolio from meeting its investment objective.

PORTFOLIO TURNOVER


The Portfolios' Advisers will sell a security when they believe it is appropriate to do so, regardless of how long a Portfolio has owned that security. Buying and selling securities generally involves some expense to a Portfolio, such as commissions paid to brokers and other transaction costs. Generally speaking, the higher a Portfolio's annual portfolio turnover rate, the greater its brokerage costs. Increased brokerage costs may adversely affect a Portfolio's performance. The Portfolios, with the exception of PIMCO Inflation Protected Bond Portfolio, PIMCO Total Return Portfolio and RCM Technology Portfolio, generally intend to purchase securities for long-term investment and therefore will have a relatively low turnover rate. Annual turnover rate of 100% or more is considered high and will result in increased costs to the Portfolios. PIMCO Inflation Protected Bond Portfolio, PIMCO Total Return Portfolio and RCM Technology Portfolio generally will have annual turnover rates of 100% or more.


DOWNGRADES IN FIXED INCOME DEBT SECURITIES

Unless required by applicable law, the Portfolios are not required to sell or dispose of any debt security that either loses its rating or has its rating reduced after a Portfolio purchases the security.

MANAGEMENT

The Trust's Board of Trustees is responsible for managing the business affairs of the Trust. The Trustees meet periodically to review the affairs of the Trust and to establish certain guidelines which the Manager and Advisers are expected to follow in implementing the investment policies and objectives of the Trust. The Trustees also review the management of the Portfolios' assets by the Advisers. Information about the Trustees and executive officers of the Trust is contained in the SAI.

THE MANAGER


Met Investors Advisory, LLC (the "Manager"), 5 Park Plaza, Suite 1900, Irvine, California 92614, has overall responsibility for the general management and administration of all of the Portfolios. The Manager selects and pays the fees of the Advisers for each of the Trust's Portfolios and monitors each Adviser's investment program. The Manager is an affiliate of MetLife.


As compensation for its services to the Portfolios, the Manager receives monthly compensation at an annual rate of a percentage of the average daily net assets of each Portfolio. The management fees for each Portfolio are:


PORTFOLIO                                       MANAGEMENT FEE
Met/AIM Small Cap Growth Portfolio              0.88% of first $500 million of such assets plus
                                                0.83% of such assets over $500 million
------------------------------------------------------------------------------------------------------------
BlackRock Large Cap Core Portfolio              0.625% of first $250 million of such assets plus 0.60% of
                                                such assets over $250 million up to $500 million plus
                                                0.575% of such assets over $500 million up to $1 billion
                                                plus 0.55% of such assets over $1 billion up to $2 billion plus 0.50% of such assets over $2 billion
------------------------------------------------------------------------------------------------------------
Clarion Global Real Estate Portfolio            0.70% of first $200 million of such assets
                                                plus 0.65% of such assets over $200 million up to $750
                                                million plus 0.55% of such assets over $750 million
------------------------------------------------------------------------------------------------------------
Harris Oakmark International Portfolio          0.85% of first $100 million of such assets plus
                                                0.80% of such assets over $100 million up to $1 billion
                                                plus 0.75% of such assets over $1 billion
------------------------------------------------------------------------------------------------------------
Janus Forty Portfolio                           0.65% of first $1 billion of such assets plus 0.60% of such assets over $1 billion
------------------------------------------------------------------------------------------------------------
Lazard Mid Cap Portfolio                        0.70% of first $500 million of such assets plus 0.675% of
                                                such assets over $500 million up to $1 billion plus 0.60% of such assets over $1 billion
------------------------------------------------------------------------------------------------------------
Legg Mason Partners Aggressive Growth Portfolio 0.65% of first $500 million of such assets plus
                                                0.60% of such assets over $500 million up to $1 billion
                                                plus 0.55% of such assets over $1 billion up to $2 billion plus 0.50% of such assets over $2 billion
------------------------------------------------------------------------------------------------------------
Legg Mason Value Equity Portfolio               0.65% of first $200 million of such assets plus 0.63% of
                                                such assets over $200 million
------------------------------------------------------------------------------------------------------------
Lord Abbett Bond Debenture Portfolio            0.60% of first $250 million of such assets plus
                                                0.55% of such assets over $250 million up to $500 million
                                                plus 0.50% of such assets over $500 million up to $1 billion plus 0.45% of such assets over $1 billion
------------------------------------------------------------------------------------------------------------

PORTFOLIO                                  MANAGEMENT FEE
MFS(R) Research International Portfolio    0.80% of first $200 million of such assets plus
                                           0.75% of such assets over $200 million up to $500 million
                                           plus 0.70% of such assets over $500 million up to $1 billion plus 0.65% of such assets over $1 billion
--------------------------------------------------------------------------------------------------------
Oppenheimer Capital Appreciation Portfolio 0.65% of first $150 million of such assets plus
                                           0.625% of such assets over $150 million up to $300 million plus 0.60% of such assets over $300 million up to $500
                                           million plus 0.55% of such assets over $500 million up to
                                           $700 million plus 0.525% of such assets over $700 million
                                           up to $900 million plus 0.50% of such assets over $900
                                           million
--------------------------------------------------------------------------------------------------------
PIMCO Inflation Protected Bond Portfolio   0.50% of first $1.2 billion of such assets plus 0.45% of such assets over $1.2 billion
--------------------------------------------------------------------------------------------------------
PIMCO Total Return Portfolio               0.50% of first $1.2 billion of such assets plus 0.475% of
                                           such assets over $1.2 billion
--------------------------------------------------------------------------------------------------------
RCM Technology Portfolio                   0.88% of first $500 million of such assets plus
                                           0.85% of such assets over $500 million
--------------------------------------------------------------------------------------------------------
T. Rowe Price Mid Cap Growth Portfolio     0.75% of such assets
--------------------------------------------------------------------------------------------------------



A discussion regarding the basis of the decision of the Trust's Board of Trustees' to approve the Management Agreement with the Manager and the investment advisory agreements with the Advisers is available in each Portfolio's annual report.


EXPENSE LIMITATION AGREEMENT

In the interest of limiting expenses of certain Portfolios until April 30, 2009, the Manager has entered into an expense limitation agreement with the Trust ("Expense Limitation Agreement"). Pursuant to that Expense Limitation Agreement, the Manager has agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses of the Portfolios set forth below, other than interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, other extraordinary expenses not incurred in the ordinary course of each Portfolio's business and amounts payable pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act, are limited to the following respective expense ratios:


                                                 TOTAL EXPENSES LIMITED TO
      PORTFOLIOS                                 (% OF DAILY NET ASSETS)
      Lazard Mid Cap Portfolio                             0.80%
      Oppenheimer Capital Appreciation Portfolio           0.75%
      RCM Technology Portfolio                             1.10%



Each Portfolio may at a later date reimburse the Manager the management fees waived or limited and other expenses assumed and paid by the Manager pursuant to the Expense Limitation Agreement provided such Portfolio has reached a sufficient asset size to permit such reimbursement to be made without causing the total annual expense ratio of such Portfolio to exceed the percentage limits stated above. Consequently, no reimbursement by a Portfolio will be made unless: (i) the Portfolio's total annual expense ratio is less than the respective percentages stated above; and (ii) the payment of such reimbursement has been approved by the Trust's Board of Trustees.

The total amount of reimbursement to which the Manager may be entitled will equal, at any time, the sum of (i) all investment management fees previously waived or reduced by the Manager and (ii) all other payments previously remitted by the Manager to the Portfolio during any of the previous five fiscal years, less any reimbursement that the Portfolio has previously paid to the Manager with respect to (a) such investment management fees previously waived or reduced and (b) such other payments previously remitted by the Manager to the Portfolio.

THE ADVISERS

Under the terms of the agreements between each Adviser and the Manager, the Adviser will develop a plan for investing the assets of each Portfolio, select the assets to be purchased and sold by each Portfolio, select the broker-dealer or broker-dealers through which the Portfolio will buy and sell its assets, and negotiate the payment of commissions, if any, to those broker-dealers. Each Adviser follows the investment policies set by the Manager and the Board of Trustees for each of the Portfolios. Day-to-day management of the investments in each Portfolio is the responsibility of the Adviser's portfolio managers. The portfolio managers of each Portfolio are indicated below following a brief description of each Adviser. The SAI provides additional information about each committee member's or portfolio manager's compensation, other accounts managed and the person's ownership of securities in the Portfolio.

The Trust and the Manager have received an exemptive order from the Securities and Exchange Commission that permits the Manager, subject to certain conditions, and without the approval of shareholders to: (a) employ a new unaffiliated investment adviser for a Portfolio pursuant to the terms of a new investment advisory agreement, in each case either as a replacement for an existing Adviser or as an additional Adviser; (b) change the terms of any investment advisory agreement; and (c) continue the employment of an existing Adviser on the same advisory contract terms where a contract has been assigned because of a change in control of the Adviser. In such circumstances, shareholders would receive notice of such action, including the information concerning the new Adviser that normally is provided in a proxy statement.

The Manager pays each Adviser a fee based on the Portfolio's average daily net assets. No Portfolio is responsible for the fees paid to each of the Advisers.


INVESCO AIM CAPITAL MANAGEMENT, INC. ("AIM"), 11 Greenway Plaza, Suite 100, Houston, Texas 77046, is the Adviser to the Met/AIM Small Cap Growth Portfolio of the Trust. AIM has acted as an investment adviser since its organization in 1986. Today, AIM, together with its affiliates, advises or manages over 200 investment portfolios, including the Portfolio, encompassing a broad range of investment objectives. AIM is an indirect wholly owned subsidiary of AMVESCAP PLC, London, England. Total net assets under the management of AIM and its affiliates was approximately $149 billion as of December 31, 2007.


AIM uses a team approach to investment management. The members of the team who are primarily responsible for the day-to-day management of the Portfolio are:

  . JULIET S. ELLIS (lead manager), Senior Portfolio Manager, has been responsible for the Portfolio since 2004 and has been associated with AIM and/or its affiliates since 2004.

    From 2000 to 2004, she was Managing Director and from 1993 to 2004, she was a senior portfolio manager with JPMorgan Fleming Asset Management.

  . JUAN R. HARTSFIELD, Portfolio Manager, has been responsible for the Portfolio since 2004 and has been associated with AIM and/or its affiliates since 2004. From 2000 to 2004, he was a co-portfolio manager with JPMorgan Fleming Asset Management.

  . CLAY MANLEY, Portfolio Manager, has been responsible for the Portfolio since 2008 and has been with AIM and/or its affiliates since 2001.

  . They are assisted by the Small Cap Core/Growth Team which may be comprised of portfolio managers, research analysts and other investment professionals of AIM. Team members provide research support and make securities recommendations with respect to the Portfolio's holdings, but do not have day-to-day management responsibilities with respect to the Portfolio's holdings. Members of the Team may change from time to time.




BLACKROCK ADVISORS, LLC, 100 Bellevue Parkway, Wilmington, Delaware 19809, is the Adviser to the BlackRock Large Cap Core Portfolio of the Trust. BlackRock Advisors, LLC is a wholly-owned subsidiary of BlackRock, Inc., which is an affiliate of The PNC Financial Services Group, Inc. and Merrill Lynch & Co., Inc.

  . ROBERT C. DOLL, Jr., is the senior portfolio manager and is primarily responsible for the day-to-day management of the Portfolio and the selection of its investments. He has been the Portfolio's and its predecessor's portfolio manager since 2003. Mr. Doll has been Vice Chairman and Director of BlackRock, Inc. and Global Chief Investment Officer for Equities, Chairman of the BlackRock Retail Operating Committee and member of the BlackRock Executive Committee since 2006. Mr. Doll was President of FAM and its affiliate, Merrill Lynch Investment Managers, L.P. ("MLIM"), from 2001 to 2006. He was President and a member of the Board of the funds advised by MLIM and its affiliates from 2005 to 2006.


ING CLARION REAL ESTATE SECURITIES L.P. (the "Adviser") serves as Adviser to the Clarion Global Real Estate Portfolio of the Trust. The Adviser was founded in 1969 and is a Delaware limited partnership. The Adviser is an indirect, wholly-owned subsidiary of ING Groep, N.V. and is an affiliate of ING Investments. The Adviser's principal address is 200 King of Prussia, Radnor, PA 19087. The Adviser is in the business of providing investment advice to institutional and individual client accounts which, as of December 31, 2007, were valued in excess of $17 billion.

The following individuals are jointly responsible for the day-to-day management of the Portfolio.

  . T. RITSON FERGUSON, Chief Investment Officer ("CIO") and Portfolio Manager, has 22 years of real estate investment experience. Mr. Ferguson has managed the ING Global Real Estate Fund's portfolio since November 2001. Mr. Ferguson has served as Co-CIO and more recently CIO of the Adviser since 1991.

  . STEVEN D. BURTON, Managing Director and Portfolio Manager, is a member of the Adviser's Investment Committee and has managed the ING Global Real Estate Fund's portfolio since November 2001. He is also responsible for evaluating the investment potential of public real estate companies outside of the U.S. Mr. Burton joined the Adviser in 1995.

  . JOSEPH P. SMITH, Managing Director and Portfolio Manager, is a member of the Adviser's Investment Committee of the Adviser and has managed the ING Global Real Estate Fund's portfolio since February 2007. Mr. Smith joined ING Clarion in 1997 and has 14 years of real estate investment management experience.

PRIOR EXPERIENCE WITH COMPARABLE FUND

The Adviser became the adviser to the Clarion Global Real Estate Portfolio in April 2008. In order to provide you with information regarding the investment capabilities of the Adviser, performance information regarding the ING Global Real Estate Fund ("ING Fund") is presented. The Portfolio and the ING Fund, which is also advised by the Adviser, have substantially similar investment objectives, policies, and strategies. Management fees paid by the ING Fund are higher than the fees paid by the Portfolio. If the same level of management fees charged to the Portfolio had been charged to the ING Fund, the average annual return during the period would have been higher than the returns set forth below. Such performance information should not be relied upon as an indication of the future performance of the Portfolio because, among other things, the asset sizes and expenses of ING Fund and the Portfolio will vary.


The table below compares the ING Global Real Estate Fund's average annual compounded total returns on a before tax basis for the 1-year and 5-year periods and from inception through 12/31/07 with the S&P/Citigroup World Property Index, an unmanaged index which tracks the performance of the investable universe of publicly traded property companies with more than 450 constituents from 24 countries. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index. The calculations of total return assume the reinvestment of all dividends and capital gain distributions and the deduction of all recurring expenses that were charged to shareholder accounts. These figures do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower.


         Average Annual Total Return as of 12/31/07
-----------------------------------------------------------
                                                      Since
                                     1 Year 5 Years Inception
------------------------------------ ------ ------- ---------
ING Global Real Estate Fund--Class A
 Before Taxes                        -6.87%  23.49%   20.77%*
S&P/Citigroup World Property Index   -7.27%  23.55%   20.32%*
* Inception date is 11/5/01.



HARRIS ASSOCIATES L.P. ("Harris"), Two North La Salle Street, Suite 500, Chicago, Illinois 60602, is the Adviser to the Harris Oakmark International Portfolio of the Trust. Harris is a Delaware limited partnership organized in 1995. The general partnership interest in Harris is owned by Harris Associates Inc., which in turn is a wholly-owned subsidiary of Paris-based Natixis Global Asset Management L.P. Together with its predecessor, Harris has managed mutual funds since 1970 and manages more than $65.7 billion of assets as of December 31, 2007.

  . DAVID G. HERRO, CFA, Partner and Chief Investment Officer-International, and ROBERT A. TAYLOR, CFA, Partner and Director of International Research, manage the Portfolio. Mr. Herro joined Harris in 1992 as a portfolio manager and analyst. Mr. Taylor joined Harris in 1994 as an International Analyst.

JANUS CAPITAL MANAGEMENT LLC ("Janus"), 151 Detroit Street, Denver, Colorado 80206, is the Adviser to the Janus Forty Portfolio of the Trust. Janus (together with its predecessors) has served as an investment adviser since 1969 and serves as investment adviser or sub-adviser to Separately Man-aged Accounts, Mutual Funds, as well as Commingled Pools or private funds, and Wrap Fee Accounts. Janus is a direct subsidiary of Janus Capital Group Inc. ("JCGI"), a publicly traded company with principal operations in financial asset management businesses. JCGI owns approximately 95% of Janus, with the remaining 5% held by Janus Management Holdings Corporation. As of December 31, 2007, JCGI had approximately $206.7 billion in assets under management.

  . RON SACHS, CFA, manages the Janus Forty Portfolio, which he has managed since January 2008. Mr. Sachs is also Portfolio Manager of other Janus accounts. Mr. Sachs joined Janus in 1996 as a research analyst, and has acted as a Portfolio Manager of other Janus-advised mutual funds since June 2000. Mr. Sachs holds a Bachelor's degree (cum laude) in Economics from Princeton and a law degree from the University of Michigan. He holds the Chartered Financial Analyst designation.


CLEARBRIDGE ADVISORS, LLC ("ClearBridge"), 620 8/th/ Avenue, New York, New York 10018, is the Adviser to the Legg Mason Partners Aggressive Growth Portfolio of the Trust. ClearBridge is an investment advisor that succeeded the equity securities portfolio management business of Citigroup Asset Management, which was acquired by Legg Mason, Inc. in December 2005. Assets under management by ClearBridge were approximately $100.5 billion as of December 31, 2007. ClearBridge is a wholly-owned subsidiary of Legg Mason, Inc.

The following individuals are jointly responsible for managing the Portfolio:

  . RICHARD FREEMAN, is an investment officer of ClearBridge. Mr. Freeman has managed the Legg Mason Partners Aggressive Growth Fund, Inc. on which the Portfolio is modeled since its inception in 1983 and has more than 29 years of investment experience.

  . EVAN BAUMAN, has been with the organization since 1996 and has over 10 years of investment experience.

PRIOR EXPERIENCE WITH COMPARABLE FUND

The Legg Mason Partners Aggressive Growth Portfolio and the Legg Mason Partners Aggressive Growth Fund ("Aggressive Growth Fund"), which is sub-advised by ClearBridge, have substantially similar investment objectives, policies, and strategies. ClearBridge began managing the Portfolio in October 2006. In order to provide you with information regarding the investment capabilities of ClearBridge, performance information regarding the Aggressive Growth Fund is presented. Management fees paid by the Aggressive Growth Fund are more than the fees paid by the Portfolio. If the same level of management fees charged to the Portfolio had been charged to the Aggressive Growth Fund, the average annual return during the period would have been more than the returns set forth below. The result assumes that the current management fee paid by the Aggressive Growth Fund, as a percentage of average net assets, applied to all prior periods. Such performance information should not be relied upon as an indication of the future performance of the Portfolio because, among other things, the asset sizes and expenses of Aggressive Growth Fund and the Portfolio will vary. The table below compares the Aggressive Growth Fund's average annual compounded total returns for the

1-, 5- and 10-year periods through 12/31/07 with the Russell 3000 Growth Index. The calculations of total return assume the reinvestment of all dividends and capital gain distributions and the deduction of all recurring expenses that were charged to shareholder accounts. These figures do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower.

         Average Annual Total Return as of 12/31/07
-------------------------------------------------------------------------
                                             1 Year    5 Year    10 Years
  --------------------------------------     --------- --------- --------
Aggressive Growth Fund**
 Class A shares (without sales charge)        1.22%    13.19%     12.08%
Russell 3000 Growth Index                    11.40%    12.42%      3.83%
**Prior to April 7, 2006, known as Smith Barney Aggressive Growth Fund, Inc.

LAZARD ASSET MANAGEMENT LLC, 30 Rockefeller Plaza, New York, New York 10112-6300, ("Lazard") serves as the Adviser to the Lazard Mid Cap Portfolio of the Trust. Lazard is a wholly-owned subsidiary of Lazard, Ltd., Clarendon House, 2 Church Street, Hamilton HM 11, Bermuda. Lazard and its global affiliates provide investment management services to client discretionary accounts with assets totaling approximately $126.9 billion as of December 31, 2007. Its clients are both individuals and institutions, some of whose accounts have investment policies similar to those of the Portfolio.

The following individuals are jointly responsible for managing the Portfolio:

  . CHRISTOPHER BLAKE, Managing Director, Portfolio/Analyst. Christopher Blake is a Managing Director of Lazard and a Portfolio Manager/Analyst for the U.S. Mid Cap and Strategic Equity portfolios (including the North American Equity Fund, the brand name of the U.S. Strategic Equity offshore fund). He joined Lazard in 1995. Mr. Blake was a Lazard Research Analyst covering the consumer sector, and beginning in 1996, was a Research Analyst on the U.S. Small Cap team.

  . GARY BUESSER, CFA, Director, Portfolio Manager. He is a Portfolio Manager for the U.S. Mid Cap and Strategic Equity portfolios. Prior to joining the Lazard in 2000, Mr. Buesser worked for Evergreen Funds, SG Cowen, Shearson Lehman Brothers, and Kidder Peabody. He began working in the investment field in 1983.

  . ROBERT A. FAILLA, CFA, Director, Portfolio Manager. Robert Failla is a Senior Vice President of Lazard, and a Portfolio Manager for the U.S. Mid Cap and Strategic Equity portfolios. Prior to joining Lazard in 2003,
     Mr. Failla was associated with AllianceBernstein, where he worked as a Portfolio Manager on a large-cap and all-cap product. He began working in the investment field in 1993.

  . ANDREW LACEY, Deputy Chairman, U.S. and Global Products. Andrew Lacey is a Deputy Chairman of Lazard for U.S. and Global products. He is also a portfolio manager on the U.S. Equity, U.S. Equity Select, U.S. Equity Value, U.S. Mid Cap, and U.S. Strategic products. Mr. Lacey become a full-time member of the equity team in 1996.

PRIOR EXPERIENCE WITH COMPARABLE FUND

The Lazard Mid Cap Portfolio and the Lazard Mid Cap Fund, which is also advised by Lazard, have substantially similar investment objectives, policies, and strategies. Lazard began managing the Portfolio in December 2005. In order to provide you with information regard-ing the investment capabilities of Lazard, performance information regarding the Lazard Mid Cap Fund is presented. Management fees paid by the Lazard Mid Cap Fund are greater than the fees paid by the Portfolio. If the same level of management fees charged to the Portfolio had been charged to the Lazard Mid Cap Fund, the average annual return during the period would have been higher than the returns set forth below. This result assumes that the current management fee paid by the Lazard Mid Cap Fund, as a percentage of average net assets, applied to all prior periods. Such performance information should not be relied upon as an indication of the future performance of the Portfolio because, among other things, the asset sizes and expenses of Lazard Mid Cap Fund and the Portfolio will vary.


The table below compares the Lazard Mid Cap Fund's average annual compounded total returns for the 1-, 5- and 10-year periods through 12/31/07 with the S&P Mid Cap 400 Index, an unmanaged index which measures the performance of mid-sized companies and covers approximately 7% of the U.S. equities market. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index. The calculations of total return assume the reinvestment of all dividends and capital gain distributions and the deduction of all recurring expenses that were charged to shareholder accounts. These figures do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower.


          Average Annual Total Return as of 12/31/07
-------------------------------------------------------------
                                         1 Year 5 Year 10 Year
---------------------------------------- ------ ------ -------
Lazard Mid Cap Fund--Institutional Class -2.93% 14.38%   9.61%
S&P Mid Cap 400 Index                     7.98% 16.20%  11.19%

LEGG MASON CAPITAL MANAGEMENT, INC. ("LMCM"), 100 Light Street, Baltimore, Maryland 21202, is the Adviser to the Legg Mason Value Equity Portfolio of the Trust. LMCM provides investment advisory services for registered mutual funds, company retirement plans, foundations, endowments, trust companies, and high net-worth individuals. As of December 31, 2007, LMCM and its sister company had aggregate assets under management of approximately $59.7 billion.

  . MARY CHRIS GAY, as portfolio manager, has primary responsibility for the day-to-day management of the Portfolio. Ms. Gay will employ the investment strategies of Bill Miller, the Chief Investment Officer ("CIO") of LMCM. Ms. Gay is a Senior Vice President and Portfolio Manager at LMCM. Ms. Gay has managed or co-managed equity funds advised by LMCM since 1998 and has been employed by one or more affiliates of Legg Mason, Inc. ("Legg Mason") since 1989. Mr. Miller, as CIO, leads LMCM's investment team and is the creator of the LMCM investment process. Mr. Miller has been associated with Legg Mason since 1982.

PRIOR EXPERIENCE WITH COMPARABLE FUND

The Legg Mason Value Equity Portfolio and the Legg Mason Value Trust, Inc. ("Legg Mason Value Trust"), which is also advised by LMCM, have substantially similar investment objectives, policies and strategies. LMCM began managing the Legg Mason Value Trust on

April 1, 2005. Prior to that date, the Legg Mason Value Trust was managed by Legg Mason Funds Management, Inc. ("LMFM"), an affiliate of LMCM. LMFM and LMCM have substantially the same portfolio management personnel. The Legg Mason Value Trust is managed in the same manner both before and after April 1, 2005. Since the Portfolio commenced operations in November, 2005, it has a limited operating history. In order to provide you with information regarding the investment capabilities of LMCM, performance information regarding the Legg Mason Value Trust is presented. Management fees paid by the Legg Mason Value Trust are more than the fees paid by the Portfolio. If the same level of management fees charged to the Portfolio had been charged to the Legg Mason Value Trust, the average annual return during the period would have been higher than the returns set forth below. This result assumes that the current management fee paid by the Legg Mason Value Equity Trust, as a percentage of average net assets, applied in all prior periods. Such performance information should not be relied upon as an indication of the future performance of the Portfolio because, among other things, the asset sizes and expenses of Legg Mason Value Trust and the Portfolio will vary.

The table below compares the Legg Mason Value Trust's average annual compounded total returns for the 1-, 5- and 10-year periods through December 31, 2007 with the Standard & Poor's 500 Composite Stock Index ("S&P 500 Index"). An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index. The calculations of total return assume the reinvestment of all dividends and capital gain distributions and the deduction of all recurring expenses that were charged to shareholder accounts. These figures do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower.

            Average Annual Total Return as of 12/31/07
-----------------------------------------------------------------
                                             1 Year 5 Year 10 Year
-------------------------------------------- ------ ------ -------
Legg Mason Value Trust--Primary Class shares -6.66% 10.83%  7.92%
S&P 500 Index                                 5.49% 12.83%  5.91%




LORD, ABBETT & CO. LLC ("Lord Abbett"), 90 Hudson Street, Jersey City, New Jersey 07302, is the Adviser to the Lord Abbett Bond Debenture Portfolio of the Trust. Founded in 1929, Lord Abbett manages one of the nation's oldest mutual fund complexes, with assets under management of approximately $110 billion in mutual funds and other advisory accounts as of December 31, 2007.


  . Lord Abbett uses a team of investment managers and analysts acting together to manage the Portfolio's investments. CHRISTOPHER J. TOWLE, Partner and Investment Manager of Lord Abbett, heads the team and is primarily responsible for the day-to-day management of the Portfolio. Mr. Towle joined Lord Abbett in 1987, is the holder of a Chartered Financial Analyst designation and has been in the investment business since 1980. He has been a member of the team since 1993.


MASSACHUSETTS FINANCIAL SERVICES COMPANY ("MFS"), 500 Boylston Street, Boston, Massachusetts 02116, is the Adviser to the MFS(R) Research International Portfolio of the Trust. MFS is America's oldest mutual fund organization. MFS is a subsidiary of Sun Life of Canada (U.S.) Financial Services Holdings, Inc., which in turn is an indirect majority-owned subsidiary of Sun Life Financial Inc. (a diversified financial services company). MFS and its predecessor organizations have a history of money management dating from 1924 and the founding of the first mutual fund, Massachusetts Investors Trust. Net assets under the management of the MFS organization were approximately $198 billion as of December 31, 2007.


  . The Portfolio is managed by a committee of research analysts under the general supervision of THOMAS MELENDEZ and JOSE LUIS GARCIA.


  . MR. MELENDEZ, an investment officer of MFS, joined MFS in 2002 as an associate portfolio manager with more than ten years experience, including three years as an Emerging Market Product Specialist for Schroders North America, two years as a General Manager for Schroders Argentina and three years as a Vice President, Latin American Fund Manager for Schroders Capital Management International, London.

  . MR. GARCIA, an investment officer of MFS and global equity research analyst, joined MFS in 2002. Prior to joining MFS, Mr. Garcia was Chief Executive Officer of Telefonica B2B in Mexico City for two years and for two years prior to that position, Principal of Texas Pacific Group.

OPPENHEIMERFUNDS, INC. ("Oppenheimer"), Two World Financial Center, 225 Liberty Street, 11/th/ Floor, New York, New York 10281, is the Adviser to the Oppenheimer Capital Appreciation Portfolio of the Trust. Oppenheimer has been an investment adviser since January 1960. Oppenheimer (including affiliates) managed more than $260 billion in assets as of December 31, 2007, including other Oppenheimer funds with more than 6 million shareholder accounts.


  . MARC L. BAYLIN, CFA acts as a manager of the Portfolio. Mr. Baylin joined Oppenheimer on September 6, 2005 as a Vice President. Prior to joining Oppenheimer, he was Managing Director and Lead Portfolio Manager at JP Morgan Fleming Investment Management from June 2002 to August 2005 and was a Vice President of T. Rowe Price where he was an analyst from June 1993 and a portfolio manager from March 1999 to June 2002.

PACIFIC INVESTMENT MANAGEMENT COMPANY LLC ("PIMCO"), 840 Newport Center Drive, Newport Beach, California 92660, is the Adviser to the PIMCO Total Return and PIMCO Inflation Protected Bond Portfolios of the Trust. PIMCO, a Delaware limited liability company, is a majority-owned subsidiary of Allianz Global Investors of America L.P. ("AGI LP"). Allianz SE is the indirect majority owner of AGI LP. Allianz SE is a European-based, multinational insurance and financial services holding company. As of December 31, 2007, PIMCO had approximately $746.3 billion in assets under management.

PIMCO TOTAL RETURN PORTFOLIO


  . WILLIAM H. GROSS, CFA, Managing Director and co-chief investment officer, was a founding partner of PIMCO in 1971.


PIMCO INFLATION PROTECTED BOND PORTFOLIO


  . MIHIR WORAH is an Executive Vice President, portfolio manager, and member of the government and derivatives desk. He joined PIMCO in 2001 as a member of the analytics team and worked on term structure modeling and options pricing.

RCM CAPITAL MANAGEMENT LLC ("RCM"), a subsidiary of AGI LP, Suite 2900, Four Embarcadero Center, San Francisco, California 94111, is the Adviser to the RCM Technology Portfolio of the Trust. Originally founded in 1970, RCM provides investment management and advisory services to private accounts of institutional and individual clients and to mutual funds. RCM is an indirect subsidiary of Allianz AG. As of December 31, 2007, RCM had over $19.8 billion in assets under management.

  . WALTER C. PRICE, CFA, Co-Portfolio Manager, is a Managing Director and Senior Analyst on the Global Technology Team. Mr. Price joined RCM in 1974.

  . HUACHEN CHEN, CFA, Co-Portfolio Manager is a Senior Portfolio Manager with RCM. Mr. Chen joined RCM in 1984.




T. ROWE PRICE ASSOCIATES, INC. ("T. Rowe Price"), 100 East Pratt Street, Baltimore, Maryland 21202, is the Adviser to the T. Rowe Price Mid Cap Growth Portfolio of the Trust. T. Rowe Price was founded in 1937. As of December 31, 2007, T. Rowe Price and its affiliates managed approximately $400 billion in assets for individual and institutional investor accounts. T. Rowe Price is a wholly-owned subsidiary of T. Rowe Price Group, Inc., a publicly traded financial services holding company.


  . The investment management decisions for the Portfolio are made by an Investment Advisory Committee. BRIAN W. H. BERGHUIS acts as Chairman of the Committee. The Committee Chairman has day-to-day responsibility for managing the Portfolio and works with the Committee in developing and executing the Portfolio's investment program. Mr. Berghuis has been chairman of the T. Rowe Price Mid-Cap Growth Fund's committee since 1992. He joined T. Rowe Price in 1985 and has been managing investments since 1988.



DISTRIBUTION PLANS

Each Portfolio has adopted for its Class B and Class E shares a plan pursuant to Rule 12b-1 under the 1940 Act (the "Plan") and pursuant to the Plan, entered into a Distribution Agreement with MetLife Investors Distribution Company, located at 5 Park Plaza, Suite 1900, Irvine, California 92614. MetLife Investors Distribution Company is an affiliate of the Manager, and serves as principal underwriter for the Trust. The Plan permits the use of Trust assets to help finance the distribution of the shares of the Portfolios. Under the Plan, the Trust, on behalf of the Portfolios, is permitted to pay to various service providers up to 0.50% for Class B shares and up to 0.25% for Class E shares of the average daily net assets of each Portfolio allocated, as applicable, to Class B and Class E shares as payment for services rendered in connection with the distribution of the shares of the Portfolios. Currently, payments with respect to Class B shares and Class E shares are limited to 0.25% and 0.15%, respectively, of average net assets, which amount may be increased to the full Plan amount by the Trustees of the Trust without shareholder approval. Because these fees are paid out of Trust assets on an on-going basis, over time these costs will increase the cost of your investment and may cost you more than other types of sales charges.

YOUR INVESTMENT

SHAREHOLDER INFORMATION

The separate accounts of MetLife are the record owners of the Portfolios' shares. Any reference to the shareholder in this Prospectus technically refers to those separate accounts and not to you, the Contract owner. The legal rights of you, the Contract owner, are different from the legal rights of the record owner.

However, MetLife is required to solicit instructions from Contract owners when voting on shareholder issues. Any voting by MetLife as shareholder would therefore reflect the actual votes of Contract owners. Neither the Securities and Exchange Commission nor MetLife requires any specific minimum percentage of Contract owners to vote in order for MetLife to echo vote the remaining unvoted votes. MetLife seeks to obtain a reasonable level of turnout given the particular voting trend. MetLife may use various methods of encouraging Contract owners to vote, including additional solicitations. The practice of echo voting means that a minority of Contract owners may, in practice, determine whether an item passes or fails. Please see "Voting Rights" in the prospectus for the Contracts accompanying this Prospectus for more information on your voting rights.

DISCLOSURE OF PORTFOLIO HOLDINGS

Shares of the Trust are offered only to separate accounts of the Insurance Companies. The following information is generally made available on one or more of the Insurance Company websites (including www.metlifeinvestors.com): (i) the ten largest portfolio holdings of each Portfolio; (ii) unless the Adviser has objected, the percentage of the Portfolio's net assets that each of the portfolio holdings represents; and (iii) the percentage of the Portfolio's net assets that these holdings represent in the aggregate. Unless the Adviser has objected, this information is posted on the website as early as on or about the tenth business day following the calendar quarter and no later than on or about the first business day of the second month following the calendar quarter. The Trust may exclude any portion of these holdings from the posting when deemed in the best interest of the Trust. These postings generally remain until replaced by new postings as described above. For these purposes, a Portfolio's ten largest portfolio holdings are not considered to include swaps, futures, or forward currency transactions or transactions transmitted to the Trust's custodian after certain established cut-off times.

A description of the Portfolios' policies and procedures with respect to the disclosure of the Portfolios' portfolio securities is available in the SAI.

DIVIDENDS, DISTRIBUTIONS AND TAXES

DIVIDENDS AND DISTRIBUTIONS

Each Portfolio intends to distribute substantially all of its net investment income, if any. Each Portfolio distributes its dividends from its net investment income to MetLife's separate accounts at least once a year and not to you, the Contract owner. These distributions are in the form of additional shares and not cash. The result is that a Portfolio's investment performance, including the effect of dividends, is reflected in the cash value of the Contracts. Please see the Contract prospectus accompanying this Prospectus for more information.

All net realized long- or short-term capital gains of each Portfolio are also declared once a year and reinvested in the Portfolio.

TAXES

Please see the Contract prospectus accompanying this Prospectus for a discussion of the tax impact on you resulting from the income taxes the separate accounts owe as a result of their ownership of a Portfolio's shares and their receipt of dividends and capital gains.

Each Portfolio expects to qualify and to continue to qualify as a regulated investment company under Subchapter M of the Code. As qualified, a Portfolio is not subject to federal income tax on that part of its taxable income that it distributes to you. Taxable income consists generally of net investment income, and any capital gains. It is each Portfolio's intention to distribute all such income and gains.

Shares of each Portfolio are currently offered only to the separate accounts of MetLife. Separate accounts are insurance company separate accounts that fund life insurance policies and annuity contracts. Under the Code, an insurance company pays no tax with respect to income of a qualifying separate account when the income is properly allocable to the value of eligible variable annuity or variable life insurance contracts. For a discussion of the taxation of life insurance companies and the separate accounts, as well as the tax treatment of the policies and annuity contracts and the holders thereof, see the discussion of federal income tax considerations included in the prospectus for the Contracts.

Section 817(h) of the Code and the regulations thereunder impose "diversification" requirements on the assets underlying a Contract. Each Portfolio intends to maintain diversification which will allow each Contract to satisfy these requirements. These requirements are in addition to the diversification requirements imposed on each Portfolio by Subchapter M and the 1940 Act. Technically, the section 817(h) requirements provide that, with limited exceptions, as of the end of each calendar quarter or within thirty days thereafter no more than 55% of the assets underlying a Contract may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments, and no more than 90% by any four investments. For this purpose, an investment in a Portfolio is treated not as a single investment but as an investment in each asset owned by the Portfolio, so long as shares of the Portfolio are owned only by separate accounts of insurance companies, by qualified pension and retirement plans, and by a limited class of other investors. The Portfolios are and will be so owned. Thus so long as each Portfolio meets the section 817(h) diversification tests, each Contract will also meet those tests. See the prospectus for the Contracts.

The foregoing is only a summary of some of the important federal income tax considerations generally affecting a Portfolio and you; see the SAI for a more detailed discussion. You are urged to consult your tax advisers.

REPORT TO POLICYHOLDERS

The fiscal year of each Portfolio ends on December 31 of each year. The Trust will send to you, at least semi-annually, reports which show the Portfolios' composition and other information. An annual report, with audited information, will be sent to you each year.

SALES AND PURCHASES OF SHARES

The Trust does not sell its shares directly to the public. The Trust continuously sells Class A shares, Class B shares and Class E shares of the Portfolios, as applicable, only to the separate accounts of MetLife to fund Contracts. The Trust could also offer shares to other separate accounts of other insurers if approved by the Board of Trustees.

PURCHASE AND REDEMPTION OF SHARES

MetLife Investors Distribution Company is the principal underwriter and distributor of the Trust's shares. MetLife Investors Distribution Company places orders for the purchase or redemption of shares of each Portfolio based on, among other things, the amount of net Contract premiums or purchase payments transferred to the separate accounts, transfers to or from a separate account investment division and benefit payments to be effected on a given date pursuant to the terms of the Contract. Such orders are effected, without sales charge, at the net asset value per share for each Portfolio determined on that same date. The Trust reserves the right to reject or limit all or part of any purchase or exchange order for any reason.

The Portfolios are available as investment options under a number of different variable insurance products, many of which do not limit the number of transfers among the available underlying funds. A large number of transfers could raise transaction costs for a Portfolio and could require the Adviser to maintain increased cash reserves, which could harm performance in rising markets.

Shares of the Portfolios are sold and redeemed at their net asset value without the imposition of any sales commission or redemption charge. Class A shares are not subject to a Rule 12b-1 fee. Class B and Class E shares are subject to a Rule 12b-1 fee of 0.25% and 0.15%, respectively, of average daily net assets. (However, certain sales or other charges may apply to the Contract, as described in the Contract prospectus.) Under certain circumstances, redemption proceeds may be paid in securities or other property rather than in cash if the Manager determines it is in the best interests of the Trust.

MARKET TIMING

The Trust's Board of Trustees has adopted certain procedures, described below, to discourage certain types of trading in Portfolio shares that may be harmful to long-term investors, specifically (i) trading that is designed to exploit pricing inefficiencies and thereby dilute the returns of long-term investors; or (ii) frequent trading by an investor that generates sufficiently volatile cash flows to be disruptive to a portfolio manager's ability to manage a Portfolio's assets ((i) or (ii), "market timing"). The Trust is not intended for investment by market timers. The Trust does not knowingly accommodate market timing in any Portfolio and, to the Trust's knowledge, there are no arrangements currently in place that are designed to permit any contract owner to engage in market timing. As discussed above, the Trust reserves the right to reject or limit all or part of any purchase or exchange order for any reason.

The Trust requires that the insurance company separate accounts that invest in the Portfolios have in place policies and procedures reasonably designed to detect and deter market timing in the separate accounts by contract owners. In addition, the Manager monitors cash flows of certain Portfolios identified as presenting pricing inefficiencies that could potentially be ex-ploited by market timers, and, with respect to each Portfolio, conducts certain tests to help detect cash outflows or cash flow volatility that may be disruptive to a portfolio manager's ability to manage the Portfolio. If, based on such monitoring, the Manager believes (i) that a Portfolio's cash flows may reflect a pattern of market timing or (ii) that a Portfolio's cash flows may reflect frequent trading that is disruptive to the management of the Portfolio and it is appropriate given the context of the cash flow volatility (e.g., type of Portfolio, amount of assets), the Manager will refer the matter to the appropriate insurance company or companies.

Further, in accordance with Rule 22c-2 under the 1940 Act, the Trust has contracted with insurance separate accounts to enable it to request and receive information regarding transactions in the shares of the Trust's Portfolios and limit transactions that violate the Trust's policies on market timing.

If the Trust finds that any insurance company has in place inadequate policies and procedures, with respect to a particular separate account, to detect and deter market timing in Portfolio shares and there is evidence of market timing in that separate account, the Trust or any of its Portfolios may be discontinued as an investment option of that separate account. In such an event, all contract owners of such separate account would no longer be able to make new investments in the Trust or any of its Portfolios. The Trust reserves the right to modify this policy, including any procedures established from time to time to effectuate this policy, at any time without notice.

LIMITATIONS ON THE TRUST'S ABILITY TO DETECT AND DETER MARKET TIMING

The Portfolios are available as investment options under a number of different variable insurance products. Owners of these variable insurance products transfer value among sub-accounts of the insurance company separate accounts by contacting the insurance companies. The resulting purchases and redemptions of Portfolio shares are made through omnibus accounts of the insurance companies. The right of an owner of such a variable insurance product to transfer among sub-accounts is governed by a contract between the insurance company and such owner. Many of these contracts do not limit the number of transfers among the available underlying funds that a contract owner may make. The terms of these contracts, the presence of financial intermediaries (including the insurance companies) between the Trust and contract owners, the utilization of omnibus accounts by these intermediaries and other factors such as state insurance laws may limit the Trust's ability to detect and deter market timing. Multiple tiers of such financial intermediaries may further compound the Trust's difficulty in detecting and deterring such market timing activities.

RISKS ASSOCIATED WITH MARKET TIMING GENERALLY

While the Trust will try to detect and deter market timing by utilizing the procedures described above, these procedures may not be successful in identifying or deterring market timing. By realizing profits through short-term trading, contract owners that engage in market timing activities may dilute the value of shares held by long-term investors. Cashflow volatility resulting from frequent trading of Portfolio shares, especially involving large dollar amounts, may disrupt a portfolio manager's ability to manage the Portfolio's assets. Frequent trading may be disruptive if it makes it difficult for a Portfolio to implement its long-term investment strategies, for example by causing the Portfolio to maintain a higher level of its assets in cash to accommodate such frequent trading. Frequent trading may also be disruptive if it forces a Portfolio to sell portfolio securities at inopportune times to raise cash to accommodate such trading activity. In addition, frequent trading may cause a Portfolio to incur increased expenses. For example, as a result of such frequent trading, a Portfolio may be forced to liquidate investments and thereby incur increased brokerage costs and realization of taxable capital gains without attaining any investment advantage. All of these factors may adversely affect Portfolio performance.

Associated with an investment in a Portfolio that itself invests in securities that are, for example, thinly traded, traded infrequently, or relatively less liquid is the risk that the current market price for the securities may not accurately reflect current market values. A market timer may seek to engage in strategies designed to take advantage of these pricing differences ("price arbitrage") and thereby dilute the returns of long-term investors. Portfolios that may be adversely affected by price arbitrage include those Portfolios that significantly invest in small cap equity securities and in certain fixed-income securities, such as high yield bonds.

A Portfolio that invests significantly in foreign securities may be particularly susceptible to strategies designed to exploit pricing inefficiencies. This is because foreign securities are typically traded on markets that close well before the time a Portfolio calculates its net asset value (typically at 4:00 p.m. Eastern Time), which gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities. The time zone differences among international stock markets can allow a market timer engaging in certain strategies to exploit differences in Portfolio share prices that are based on closing prices of foreign securities established some time before the Portfolio calculates its own share price (a type of price arbitrage referred to as "time zone arbitrage"). As discussed more fully below, the Trust has procedures, referred to as fair value pricing, that allow the Trust to adjust closing market prices of foreign securities to reflect what is believed to be the fair value of those securities at the time a Portfolio calculates its net asset value. While there is no assurance, the Portfolios expect that the use of fair value pricing will reduce a market timer's ability to engage in time zone arbitrage to the detriment of Portfolio shareholders.

VALUATION OF SHARES

Each Portfolio's net asset value ("NAV") per share is ordinarily determined once daily, as of the close of the regular session of business on the New York Stock Exchange (NYSE) (usually at 4:00 p.m., Eastern Time), on each day the NYSE is open. To the extent that the Portfolio's assets are traded in other markets when the NYSE is closed, the value of the Portfolio's assets may be effected on days when the Trust is not open for business. In addition, trading in some of the Portfolio's assets may not occur when the Trust is open for business.

NAV of a Portfolio share is computed by dividing the value of the net assets of the Portfolio by the total number of shares outstanding in the Portfolio. Share prices for any transaction are those next calculated after receipt of an order.

Except for money market instruments maturing in 60 days or less and foreign securities as discussed below, securities held by the Portfolios are valued at market value. If market values are not readily available, or if available market quotations are not reliable, securities are priced at their fair value as determined by the Valuation Committee of the Trust's Board of Trustees using procedures approved by the Board of Trustees. The Portfolios may use fair value pricing if the value of a security has been materially affected by events occurring before the Portfolio's calculation of NAV but after the close of the primary markets on which the security is traded. The Portfolios may also use fair value pricing if reliable market quotations are unavailable due to infrequent trading or if trading in a particular security was halted during the day and did not resume prior to the Portfolios' calculation of NAV. The use of fair value pricing has the effect of valuing a security based upon the price a Portfolio might reasonably expect to receive if it sold that security but does not guarantee that the security can be sold at the fair value price. Further, because of the inherent uncertainty of fair valuation, a fair valuation price may differ significantly from the value that would have been used had a ready market for the investment existed, and these differences could be material. With respect to any portion of a Portfolio's assets that is invested in other open-end investment companies, that portion of the Portfolio's NAV is calculated based on the NAV of that investment company. The prospectus for the other investment company explains the circumstances and effects of fair value pricing for that investment company.

Each Portfolio has retained a third party pricing service to automatically fair value each of its investments that is traded principally on a foreign exchange or market, subject to adjustment by the Trust's Valuation Committee. The Valuation Committee will regularly monitor and review the services provided by the pricing service to the Portfolios and periodically report to the Board on the pricing services' performance.

Money market instruments maturing in 60 days or less are valued on the amortized cost basis.

FINANCIAL HIGHLIGHTS


The following financial highlights tables are intended to help you understand each Portfolio's Class A shares, Class B shares and Class E shares financial performance for the past 5 years (or for its period of operation in the case of Portfolios that have operated for less than 5 years). Certain information reflects financial results for a single Portfolio share. Total return in each table shows how much an investment in a Portfolio would have increased (or decreased) during each period (assuming reinvestment of all dividends and distributions). This information, except with respect to BlackRock Large Cap Core Portfolio and Janus Forty Portfolio, has been audited by Deloitte & Touche LLP, whose report is included in the Annual Report of each Portfolio, which are available upon request. The information for the years ended December 31, 2005 through December 31, 2007, in the case of BlackRock Large Cap Core Portfolio and Janus Forty Portfolio, has been audited by Deloitte & Touche LLP. For the years 2003 and 2004, other independent accountants have audited this information with respect to BlackRock Large Cap Core Portfolio and Janus Forty Portfolio.


                                             MET/AIM SMALL CAP GROWTH PORTFOLIO

                                                         FOR THE YEARS ENDED DECEMBER 31,
                                                      ---------------------------------------
CLASS A                                               2007(A) 2006(A) 2005(A) 2004(A) 2003(A)
---------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                   $13.53  $13.66  $12.84  $12.03   $8.65
                                                      ------- ------- ------- ------- -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT LOSS                                    (0.06)  (0.08)  (0.07)  (0.09)  (0.08)
NET REALIZED AND UNREALIZED GAINS                        1.60    1.97    1.18    0.90    3.46
                                                      ------- ------- ------- ------- -------
TOTAL FROM INVESTMENT OPERATIONS                         1.54    1.89    1.11    0.81    3.38
                                                      ------- ------- ------- ------- -------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                       --      --      --      --      --
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS          (0.21)  (2.02)  (0.29)      --      --
                                                      ------- ------- ------- ------- -------
TOTAL DISTRIBUTIONS:                                   (0.21)  (2.02)  (0.29)      --      --
                                                      ------- ------- ------- ------- -------
NET ASSET VALUE, END OF PERIOD                         $14.86  $13.53  $13.66  $12.84  $12.03
                                                      ------- ------- ------- ------- -------
TOTAL RETURN                                           11.40%  13.91%   8.59%   6.73%  39.08%
                                                      ------- ------- ------- ------- -------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                $587.1  $329.3  $215.4   $92.5    $6.2
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES**                                              0.92%   0.97%   0.99%   1.03%   1.04%
NET INVESTMENT LOSS                                   (0.42)% (0.58)% (0.53)% (0.74)% (0.78)%
PORTFOLIO TURNOVER RATE                                 33.6%   56.4%   74.8%   94.9%   29.8%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                0.92%   0.98%  0.96%*  1.02%*   1.16%

--------------------------------------------------------------------------------
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
** Prior to 05/01/2003, broker rebates were excluded from the calculation of the expense limitation.
(a) Net investment loss per share was calculated using average shares outstanding.

  MET/AIM SMALL CAP GROWTH PORTFOLIO

                                                         FOR THE YEARS ENDED DECEMBER 31,
                                                      ---------------------------------------
CLASS B                                               2007(A) 2006(A) 2005(A) 2004(A) 2003(A)
---------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                   $13.39  $13.51  $12.74  $11.97   $8.62
                                                      ------- ------- ------- ------- -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT LOSS                                    (0.10)  (0.11)  (0.10)  (0.12)  (0.11)
NET REALIZED AND UNREALIZED GAINS                        1.58    2.01    1.16    0.89    3.46
                                                      ------- ------- ------- ------- -------
TOTAL FROM INVESTMENT OPERATIONS                         1.48    1.90    1.06    0.77    3.35
                                                      ------- ------- ------- ------- -------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                       --      --      --      --      --
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS          (0.21)  (2.02)  (0.29)      --      --
                                                      ------- ------- ------- ------- -------
TOTAL DISTRIBUTIONS:                                   (0.21)  (2.02)  (0.29)      --      --
                                                      ------- ------- ------- ------- -------
NET ASSET VALUE, END OF PERIOD                         $14.66  $13.39  $13.51  $12.74  $11.97
                                                      ------- ------- ------- ------- -------
TOTAL RETURN                                           11.07%  14.18%   8.27%   6.43%  38.86%
                                                      ------- ------- ------- ------- -------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                $292.0  $299.7  $297.1  $309.7  $206.3
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES**                                              1.16%   1.21%   1.25%   1.29%   1.30%
NET INVESTMENT LOSS                                   (0.69)% (0.83)% (0.80)% (1.03)% (1.04)%
PORTFOLIO TURNOVER RATE                                 33.6%   56.4%   74.8%   94.9%   29.8%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                1.17%   1.23%  1.20%*  1.23%*   1.36%

--------------------------------------------------------------------------------
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
** Prior to 05/01/2003, broker rebates were excluded from the calculation of the expense limitation.
(a) Net investment loss per share was calculated using average shares outstanding.

                                             MET/AIM SMALL CAP GROWTH PORTFOLIO

                                                         FOR THE YEARS ENDED DECEMBER 31,
                                                      ---------------------------------------
CLASS E                                               2007(A) 2006(A) 2005(A) 2004(A) 2003(A)
---------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                   $13.50  $13.60  $12.80  $12.01   $8.64
                                                      ------- ------- ------- ------- -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT LOSS                                    (0.09)  (0.10)  (0.09)  (0.11)  (0.10)
NET REALIZED AND UNREALIZED GAINS                        1.60    2.02    1.18    0.90    3.47
                                                      ------- ------- ------- ------- -------
TOTAL FROM INVESTMENT OPERATIONS                         1.51    1.92    1.09    0.79    3.37
                                                      ------- ------- ------- ------- -------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                       --      --      --      --      --
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS          (0.21)  (2.02)  (0.29)      --      --
                                                      ------- ------- ------- ------- -------
TOTAL DISTRIBUTIONS                                    (0.21)  (2.02)  (0.29)      --      --
                                                      ------- ------- ------- ------- -------
NET ASSET VALUE, END OF PERIOD                         $14.80  $13.50  $13.60  $12.80  $12.01
                                                      ------- ------- ------- ------- -------
TOTAL RETURN                                           11.20%  14.25%   8.46%   6.58%  39.00%
                                                      ------- ------- ------- ------- -------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                 $17.9   $15.4   $13.4   $12.4    $8.6
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES**                                              1.07%   1.11%   1.15%   1.18%   1.20%
NET INVESTMENT LOSS                                   (0.58)% (0.73)% (0.70)% (0.93)% (0.94)%
PORTFOLIO TURNOVER RATE                                 33.6%   56.4%   74.8%   94.9%   29.8%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                1.07%   1.13%  1.11%*  1.13%*   1.25%

--------------------------------------------------------------------------------
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
** Prior to 05/01/2003, broker rebates were excluded from the calculation of the expense limitation.
(a) Net investment loss per share was calculated using average shares outstanding.

  BLACKROCK LARGE CAP CORE PORTFOLIO#



                                                          FOR THE YEARS ENDED DECEMBER 31,
                                                      ----------------------------------------
CLASS A                                               2007(A)  2006(A) 2005(A)  2004   2003(A)
----------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                    $11.20 $10.14   $9.05    $7.85  $6.52
                                                      -------- ------  ------  ------- ------
INCOME FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                     0.09   0.05    0.02     0.04   0.05
NET REALIZED AND UNREALIZED GAINS                         0.63   1.37    1.07     1.21   1.33
                                                      -------- ------  ------  ------- ------
TOTAL FROM INVESTMENT OPERATIONS                          0.72   1.42    1.09     1.25   1.38
                                                      -------- ------  ------  ------- ------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                    (0.08) (0.02)      --   (0.05) (0.05)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS           (0.70) (0.34)      --       --     --
                                                      -------- ------  ------  ------- ------
TOTAL DISTRIBUTIONS                                     (0.78) (0.36)      --   (0.05) (0.05)
                                                      -------- ------  ------  ------- ------
NET ASSET VALUE, END OF PERIOD                          $11.14 $11.20  $10.14    $9.05  $7.85
                                                      -------- ------  ------  ------- ------
TOTAL RETURN                                             6.55% 14.25%  12.04%   15.89% 21.16%
                                                      -------- ------  ------  ------- ------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)               $1,716.0 $131.0  $131.0   $126.0 $115.0
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                 0.64%  0.98%   0.91%  0.92%**  0.99%
NET INVESTMENT INCOME                                    0.83%  0.48%   0.23%    0.51%  0.67%
PORTFOLIO TURNOVER RATE                                  87.3%  72.2%   79.0%   136.0% 182.0%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                0.65%*  1.04%   0.91%    0.95%  0.99%

--------------------------------------------------------------------------------

# On May 1, 2006, the Portfolio received, through a plan of reorganization, all of the assets and assumed the liabilities of the Mercury Large Cap Core Portfolio, a portfolio of The Travelers Series Trust, that followed the same investment objective as the Portfolio. The information for each of the periods prior to May 1, 2006 is that of the predecessor Mercury Large Cap Core Portfolio. Effective October 1, 2006, the Portfolio changed its name to BlackRock Large-Cap Core Portfolio and BlackRock Advisors, LLC became the Portfolio's Adviser.
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
** The Manager waived a portion of its management fee for the year.
(a) Net investment income per share was calculated using average shares outstanding.

                                             BLACKROCK LARGE CAP CORE PORTFOLIO



                                                                                  FOR THE PERIOD FROM
                                                                                     APRIL 30, 2007
                                                                                    (COMMENCEMENT OF
                                                                                     OPERATIONS) TO
CLASS B                                                                           DECEMBER 31, 2007(A)
------------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                                                     $10.91
                                                                                        -------
INCOME FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                                                      0.04
NET REALIZED AND UNREALIZED GAINS                                                          0.06
                                                                                        -------
TOTAL FROM INVESTMENT OPERATIONS                                                           0.10
                                                                                        -------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                                                         --
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS                                                --
                                                                                        -------
TOTAL DISTRIBUTIONS                                                                          --
                                                                                        -------
NET ASSET VALUE, END OF PERIOD                                                           $11.01
                                                                                        -------
TOTAL RETURN                                                                            0.92%++
                                                                                        -------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                                                   $47.0
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                                                 0.89%+
NET INVESTMENT INCOME                                                                    0.58%+
PORTFOLIO TURNOVER RATE                                                                 87.3%++
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS BEFORE REIMBURSEMENT BY THE
MANAGER AND BROKER REBATES:                                                             0.89%+*

--------------------------------------------------------------------------------

+  Annualized
++ Non-annualized
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
(a) Net Investment income per share was calculated using average shares outstanding.

  BLACKROCK LARGE CAP CORE PORTFOLIO



                                                             FOR THE PERIOD FROM
                                                               APRIL 30, 2007
                                                              (COMMENCEMENT OF
                                                               OPERATIONS) TO
CLASS E                                                      DECEMBER 31,2007(A)
--------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                                $10.96
                                                                   -------
INCOME FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                                 0.05
NET REALIZED AND UNREALIZED GAINS                                     0.06
                                                                   -------
TOTAL FROM INVESTMENT OPERATIONS                                      0.11
                                                                   -------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                                    --
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS                           --
                                                                   -------
TOTAL DISTRIBUTIONS                                                     --
                                                                   -------
NET ASSET VALUE, END OF PERIOD                                      $11.07
                                                                   -------
TOTAL RETURN                                                       1.00%++
                                                                   -------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                             $179.6
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                            0.79%+
NET INVESTMENT INCOME                                               0.69%+
PORTFOLIO TURNOVER RATE                                            87.3%++
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS BEFORE
REIMBURSEMENT BY THE MANAGER AND BROKER REBATES:                   0.79%+*

--------------------------------------------------------------------------------

+  Annualized
++ Non-annualized
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
(a) Net investment income per share was calculated using average shares outstanding.

                                          CLARION GLOBAL REAL ESTATE PORTFOLIO#
                              (FORMERLY NEUBERGER BERMAN REAL ESTATE PORTFOLIO)

                                                                                       FOR THE PERIOD FROM
                                                                                           MAY 1, 2004
                                                                                         (COMMENCEMENT OF
                                                      FOR THE YEARS ENDED DECEMBER 31,    OPERATIONS) TO
                                                      -------------------------------- DECEMBER 31, 2004(A)
CLASS A                                               2007(A)     2006(A)    2005(A)   --------------------
---------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                    $18.13    $14.15     $12.47            $10.00
                                                       --------   ------     ------          --------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME:                                    0.22      0.28       0.30              0.55
NET REALIZED AND UNREALIZED GAINS (LOSSES)              (2.59)      4.81       1.40              2.42
                                                       --------   ------     ------          --------
TOTAL FROM INVESTMENT OPERATIONS                        (2.37)      5.09       1.70              2.97
                                                       --------   ------     ------          --------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                    (0.19)    (0.19)         --            (0.22)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS           (1.49)    (0.92)     (0.02)            (0.28)
                                                       --------   ------     ------          --------
TOTAL DISTRIBUTIONS                                     (1.68)    (1.11)     (0.02)            (0.50)
                                                       --------   ------     ------          --------
NET ASSET VALUE, END OF PERIOD                          $14.08    $18.13     $14.15            $12.47
                                                       --------   ------     ------          --------
TOTAL RETURN                                          (14.79)%    37.90%     13.61%          29.73%++
                                                       --------   ------     ------          --------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                 $711.9    $627.5     $204.1             $77.1
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                 0.62%     0.66%      0.69%            0.84%+
NET INVESTMENT INCOME                                    1.35%     1.74%      2.27%            6.76%+
PORTFOLIO TURNOVER RATE                                 110.0%     73.0%      13.5%           52.3%++
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                 0.65%     0.70%      0.70%            0.84%+

--------------------------------------------------------------------------------
# Effective April 28, 2008, the Portfolio changed its name to Clarion Global Real Estate Portfolio and ING Clarion Real Estate Securities L.P. became the Portfolio's Adviser.
+  Annualized
++ Non-annualized
(a) Net Investment income per share was calculated using average shares outstanding.

  CLARION GLOBAL REAL ESTATE PORTFOLIO#
(FORMERLY NEUBERGER BERMAN REAL ESTATE PORTFOLIO)

                                                                                       FOR THE PERIOD FROM
                                                                                           MAY 1, 2004
                                                                                         (COMMENCEMENT OF
                                                      FOR THE YEARS ENDED DECEMBER 31,    OPERATIONS) TO
                                                      -------------------------------- DECEMBER 31, 2004(A)
CLASS B                                               2007(A)     2006(A)    2005(A)   --------------------
---------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                    $18.06    $14.11     $12.47            $10.00
                                                       --------   ------     ------          --------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME:                                    0.21      0.23       0.26              0.26
NET REALIZED AND UNREALIZED GAINS (LOSSES)              (2.62)      4.81       1.40              2.69
                                                       --------   ------     ------          --------
TOTAL FROM INVESTMENT OPERATIONS                        (2.41)      5.04       1.66              2.95
                                                       --------   ------     ------          --------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                    (0.15)    (0.17)         --            (0.20)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS           (1.49)    (0.92)     (0.02)            (0.28)
                                                       --------   ------     ------          --------
TOTAL DISTRIBUTIONS                                     (1.64)    (1.09)     (0.02)            (0.48)
                                                       --------   ------     ------          --------
NET ASSET VALUE, END OF PERIOD                          $14.01    $18.06     $14.11            $12.47
                                                       --------   ------     ------          --------
TOTAL RETURN                                          (15.01)%    37.58%     13.29%          29.55%++
                                                       --------   ------     ------          --------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                 $484.8    $623.4     $316.4            $167.2
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                 0.87%     0.92%      0.94%            0.98%+
NET INVESTMENT INCOME                                    1.30%     1.43%      2.00%            3.45%+
PORTFOLIO TURNOVER RATE                                 110.0%     73.0%      13.5%           52.3%++
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                 0.90%     0.95%      0.95%            0.98%+

--------------------------------------------------------------------------------
# Effective April 28, 2008, the Portfolio changed its name to Clarion Global Real Estate Portfolio and ING Clarion Real Estate Securities L.P. became the Portfolio's Adviser.
+  Annualized
++ Non-annualized
(a) Net Investment income per share was calculated using average shares outstanding.

                                          CLARION GLOBAL REAL ESTATE PORTFOLIO#

                              (FORMERLY NEUBERGER BERMAN REAL ESTATE PORTFOLIO)


                                                                                       FOR THE PERIOD FROM
                                                                                           MAY 1, 2004
                                                                                         (COMMENCEMENT OF
                                                      FOR THE YEARS ENDED DECEMBER 31,    OPERATIONS) TO
                                                      -------------------------------- DECEMBER 31, 2004(A)
CLASS E                                               2007(A)     2006(A)    2005(A)   --------------------
---------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                    $18.08    $14.13     $12.47            $10.00
                                                       --------   ------     ------          --------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME:                                    0.26      0.25       0.28              0.33
NET REALIZED AND UNREALIZED GAINS (LOSSES)              (2.64)      4.80       1.40              2.64
                                                       --------   ------     ------          --------
TOTAL FROM INVESTMENT OPERATIONS                        (2.38)      5.05       1.68              2.97
                                                       --------   ------     ------          --------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                    (0.17)    (0.18)         --            (0.22)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS           (1.49)    (0.92)     (0.02)            (0.28)
                                                       --------   ------     ------          --------
TOTAL DISTRIBUTIONS                                     (1.66)    (1.10)     (0.02)            (0.50)
                                                       --------   ------     ------          --------
NET ASSET VALUE, END OF PERIOD                          $14.04    $18.08     $14.13            $12.47
                                                       --------   ------     ------          --------
TOTAL RETURN                                          (14.86)%    37.62%     13.45%          29.69%++
                                                       --------   ------     ------          --------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                  $72.7    $119.2      $51.3             $20.9
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                 0.76%     0.82%      0.84%            0.91%+
NET INVESTMENT INCOME                                    1.54%     1.55%      2.14%            4.19%+
PORTFOLIO TURNOVER RATE                                 110.0%     73.0%      13.5%           52.3%++
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                 0.80%     0.85%      0.84%            0.91%+

--------------------------------------------------------------------------------
# Effective April 28, 2008, the Portfolio changed its name to Clarion Global Real Estate Portfolio and ING Clarion Real Estate Securities L.P. became the Portfolio's Adviser.
+  Annualized
++ Non-annualized
(a) Net Investment income per share was calculated using average shares outstanding.

  HARRIS OAKMARK INTERNATIONAL PORTFOLIO

                                                           FOR THE YEARS ENDED DECEMBER 31,
                                                      -------------------------------------------
CLASS A                                               2007(A)  2006(A)  2005(A)  2004(A)  2003(A)
-------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                    $19.03   $16.23 $14.36     $11.89  $8.89
                                                      -------- -------- ------  --------- ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                     0.33     0.31   0.21       0.04   0.08
NET REALIZED AND UNREALIZED GAINS (LOSSES)              (0.35)     4.20   1.87       2.43   3.06
                                                      -------- -------- ------  --------- ------
TOTAL FROM INVESTMENT OPERATIONS                        (0.02)     4.51   2.08       2.47   3.14
                                                      -------- -------- ------  --------- ------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                    (0.18)   (0.49) (0.02)  (0.00)(b) (0.11)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS           (1.56)   (1.22) (0.19)         -- (0.03)
                                                      -------- -------- ------  --------- ------
TOTAL DISTRIBUTIONS                                     (1.74)   (1.71) (0.21)  (0.00)(b) (0.14)
                                                      -------- -------- ------  --------- ------
NET ASSET VALUE, END OF PERIOD                          $17.27   $19.03 $16.23     $14.36 $11.89
                                                      -------- -------- ------  --------- ------
TOTAL RETURN                                           (0.86)%   29.20% 14.48%     20.80% 35.36%
                                                      -------- -------- ------  --------- ------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)               $1,458.3 $1,037.0 $644.5     $276.4   $8.4
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES**                                               0.86%    0.97%  0.94%      1.04%  1.16%
NET INVESTMENT INCOME                                    1.76%    1.77%  1.37%      0.32%  0.80%
PORTFOLIO TURNOVER RATE                                  49.6%    45.9%  11.5%      11.3%  22.1%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                 0.86%    0.98%  0.96%     1.03%* 1.21%*
RATIO OF EXPENSES TO AVERAGE NET ASSETS AFTER BROKER
REBATES**:                                                 N/A      N/A    N/A        N/A  1.15%

--------------------------------------------------------------------------------
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
** Prior to 05/01/2003, broker rebates were excluded from the calculation of the expense limitation.
N/A Not applicable
(a) Net investment income per share was calculated using average shares outstanding.
(b) Rounds to less than $0.005 per share.

                                         HARRIS OAKMARK INTERNATIONAL PORTFOLIO

                                                         FOR THE YEARS ENDED DECEMBER 31,
                                                      ---------------------------------------
CLASS B                                               2007(A) 2006(A) 2005(A) 2004(A) 2003(A)
---------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                   $18.87 $16.11  $14.27  $11.84   $8.87
                                                      ------- ------  ------  ------  ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                    0.30   0.26    0.17    0.16    0.02
NET REALIZED AND UNREALIZED GAINS (LOSSES)             (0.36)   4.17    1.86    2.27    3.08
                                                      ------- ------  ------  ------  ------
TOTAL FROM INVESTMENT OPERATIONS                       (0.06)   4.43    2.03    2.43    3.10
                                                      ------- ------  ------  ------  ------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                   (0.16) (0.45)      --      --  (0.10)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS          (1.56) (1.22)  (0.19)      --  (0.03)
                                                      ------- ------  ------  ------  ------
TOTAL DISTRIBUTIONS                                    (1.72) (1.67)  (0.19)      --  (0.13)
                                                      ------- ------  ------  ------  ------
NET ASSET VALUE, END OF PERIOD                         $17.09 $18.87  $16.11  $14.27  $11.84
                                                      ------- ------  ------  ------  ------
TOTAL RETURN                                          (1.12)% 28.85%  14.24%  20.52%  34.96%
                                                      ------- ------  ------  ------  ------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                $862.6 $856.2  $554.3  $483.9  $288.0
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES**                                              1.10%  1.22%   1.19%   1.23%   1.43%
NET INVESTMENT INCOME                                   1.60%  1.49%   1.11%   1.27%   0.17%
PORTFOLIO TURNOVER RATE                                 49.6%  45.9%   11.5%   11.3%   22.1%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                1.10%  1.23%   1.20%  1.22%*  1.33%*
RATIO OF EXPENSES TO AVERAGE NET ASSETS AFTER BROKER
REBATES:**                                                N/A    N/A     N/A     N/A   1.43%

--------------------------------------------------------------------------------
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
** Prior to 05/01/2003, broker rebates were excluded from the calculation of the expense limitation.
N/A Not applicable
(a) Net investment income per share was calculated using average shares outstanding.

  HARRIS OAKMARK INTERNATIONAL PORTFOLIO

                                                          FOR THE YEARS ENDED DECEMBER 31,
                                                      -----------------------------------------
CLASS E                                               2007(A) 2006(A) 2005(A)  2004(A)  2003(A)
-----------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                   $18.91 $16.14  $14.30     $11.85  $8.87
                                                      ------- ------  ------  --------- ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                    0.33   0.27    0.19       0.17   0.03
NET REALIZED AND UNREALIZED GAINS (LOSSES)             (0.37)   4.18    1.85       2.28   3.08
                                                      ------- ------  ------  --------- ------
TOTAL FROM INVESTMENT OPERATIONS                       (0.04)   4.45    2.04       2.45   3.11
                                                      ------- ------  ------  --------- ------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                   (0.17) (0.46)  (0.01)  (0.00)(b) (0.10)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS          (1.56) (1.22)  (0.19)         -- (0.03)
                                                      ------- ------  ------  --------- ------
TOTAL DISTRIBUTIONS                                    (1.73) (1.68)  (0.20)  (0.00)(b) (0.13)
                                                      ------- ------  ------  --------- ------
NET ASSET VALUE, END OF PERIOD                         $17.14 $18.91  $16.14     $14.30 $11.85
                                                      ------- ------  ------  --------- ------
TOTAL RETURN                                          (1.00)% 28.98%  14.27%     20.69% 35.14%
                                                      ------- ------  ------  --------- ------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                $198.8 $221.0  $130.4      $75.5  $23.6
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES**                                              1.00%  1.13%   1.09%      1.14%  1.33%
NET INVESTMENT INCOME                                   1.75%  1.54%   1.25%      1.31%  0.24%
PORTFOLIO TURNOVER RATE                                 49.6%  45.9%   11.5%      11.3%  22.1%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                1.00%  1.13%   1.10%     1.12%* 1.24%*
RATIO OF EXPENSES TO AVERAGE NET ASSETS AFTER BROKER
REBATES**:                                                N/A    N/A     N/A        N/A  1.33%

--------------------------------------------------------------------------------
* Excludes effect of deferred expense reimbursement by the Portfolio Manager. ** Prior to 05/01/2003, broker rebates were excluded from the calculation of the expense limitation.
N/A Not applicable

(a) Net investment income per share was calculated using average shares outstanding.

(b) Rounds to less than $0.005 per share.

                                                         JANUS FORTY PORTFOLIO#



                                                            FOR THE YEARS ENDED DECEMBER 31,
                                                      --------------------------------------------
CLASS A                                               2007(A)  2006(A) 2005(A)  2004(A)   2003(A)
--------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                    $77.64 $78.28    $66.23   $55.41    $44.38
                                                      -------- ------  -------- -------- ---------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME (LOSS)                              0.17   0.14    (0.04)   (0.09)      0.07
NET REALIZED AND UNREALIZED GAINS                        20.21   2.13     12.09    10.91     10.99
                                                      -------- ------  -------- -------- ---------
TOTAL FROM INVESTMENT OPERATIONS                         20.38   2.27     12.05    10.82     11.06
                                                      -------- ------  -------- -------- ---------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                    (0.15)     --        --       --    (0.03)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS          (14.06) (2.91)        --       --        --
RETURN OF CAPITAL                                           --     --        --       -- (0.00)(b)
                                                      -------- ------  -------- -------- ---------
TOTAL DISTRIBUTIONS                                    (14.21) (2.91)        --       --    (0.03)
                                                      -------- ------  -------- -------- ---------
NET ASSET VALUE, END OF PERIOD                          $83.81 $77.64    $78.28   $66.23    $55.41
                                                      -------- ------  -------- -------- ---------
TOTAL RETURN                                            30.46%  3.08%    18.19%   19.53%    24.91%
                                                      -------- ------  -------- -------- ---------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)               $1,122.3 $990.1  $1,137.0 $1,042.0    $986.0
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                 0.69%  0.73%     0.78%    0.82%     0.82%
NET INVESTMENT INCOME (LOSS)                             0.23%  0.19%   (0.06)%  (0.15)%     0.14%
PORTFOLIO TURNOVER RATE                                  30.1%  60.5%     30.0%    16.0%     59.0%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                 0.70%  0.73%     0.78%    0.82%     0.84%

--------------------------------------------------------------------------------

# On May 1, 2006, the Portfolio received, through a plan of reorganization, all of the assets and assumed the liabilities of the Capital Appreciation Fund, that followed the same investment objective as the Portfolio. The information for each of the periods prior to May 1, 2006 is that of the predecessor Capital Appreciation Fund.
(a) Net investment income (loss) per share was calculated using average shares outstanding.
(b) Rounds to less than $0.005 per share.

  JANUS FORTY PORTFOLIO



                                                                                  FOR THE PERIOD FROM
                                                                                     APRIL 28, 2007
                                                                                    (COMMENCEMENT OF
                                                                                     OPERATIONS) TO
CLASS B                                                                           DECEMBER 31, 2007(A)
------------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                                                      $66.33
                                                                                        --------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT LOSS                                                                       (0.11)
NET REALIZED AND UNREALIZED GAINS                                                          14.84
                                                                                        --------
TOTAL FROM INVESTMENT OPERATIONS                                                           14.73
                                                                                        --------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                                                          --
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS                                                 --
                                                                                        --------
TOTAL DISTRIBUTIONS                                                                           --
                                                                                        --------
NET ASSET VALUE, END OF PERIOD                                                            $81.06
                                                                                        --------
TOTAL RETURN                                                                            22.21%++
                                                                                        --------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                                                    $47.2
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                                                  0.96%+
NET INVESTMENT LOSS                                                                     (0.21)%+
PORTFOLIO TURNOVER RATE                                                                  30.1%++
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS BEFORE REIMBURSEMENT BY THE
MANAGER AND BROKER REBATES:                                                               0.96%+

--------------------------------------------------------------------------------

+  Annualized
++ Non-annualized
(a) Net investment income per share was calculated using average shares outstanding.

                                                          JANUS FORTY PORTFOLIO



                                                             FOR THE PERIOD FROM
                                                                APRIL 28, 2007
                                                               (COMMENCEMENT OF
                                                                OPERATIONS) TO
                                                             DECEMBER 31, 2007(A)
CLASS E                                                      --------------------
-------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                                 $67.23
                                                                   --------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT LOSS                                                  (0.05)
NET REALIZED AND UNREALIZED GAINS                                     15.04
                                                                   --------
TOTAL FROM INVESTMENT OPERATIONS                                      14.99
                                                                   --------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                                     --
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS                            --
                                                                   --------
TOTAL DISTRIBUTIONS                                                      --
                                                                   --------
NET ASSET VALUE, END OF PERIOD                                       $82.22
                                                                   --------
TOTAL RETURN                                                       22.30%++
                                                                   --------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                               $14.6
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                             0.86%+
NET INVESTMENT LOSS                                                (0.10)%+
PORTFOLIO TURNOVER RATE                                             30.1%++
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS BEFORE
REIMBURSEMENT BY THE MANAGER AND BROKER REBATES:                     0.86%+

--------------------------------------------------------------------------------

+  Annualized
++ Non-annualized
(a) Net investment income per share was calculated using average shares outstanding.

  LAZARD MID CAP PORTFOLIO

                                                         FOR THE YEARS ENDED DECEMBER 31,
                                                      ---------------------------------------
CLASS A                                               2007(A) 2006(A) 2005(A) 2004(A) 2003(A)
---------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                   $13.74 $13.65  $14.13  $12.33   $9.85
                                                      ------- ------  ------  ------  ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                    0.13   0.10    0.04    0.08    0.01
NET REALIZED AND UNREALIZED GAINS (LOSSES)             (0.33)   1.75    1.16    1.72    2.58
                                                      ------- ------  ------  ------  ------
TOTAL FROM INVESTMENT OPERATIONS                       (0.20)   1.85    1.20    1.80    2.59
                                                      ------- ------  ------  ------  ------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                   (0.09) (0.08)  (0.06)      --  (0.01)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS          (1.28) (1.68)  (1.62)      --  (0.10)
                                                      ------- ------  ------  ------  ------
TOTAL DISTRIBUTIONS                                    (1.37) (1.76)  (1.68)      --  (0.11)
                                                      ------- ------  ------  ------  ------
NET ASSET VALUE, END OF PERIOD                         $12.17 $13.74  $13.65  $14.13  $12.33
                                                      ------- ------  ------  ------  ------
TOTAL RETURN                                          (2.47)% 14.87%   8.40%  14.60%  26.42%
                                                      ------- ------  ------  ------  ------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                $550.8 $312.2   $89.0   $58.8    $4.5
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES**                                              0.75%  0.77%   0.79%   0.85%   0.93%
NET INVESTMENT INCOME                                   0.96%  0.76%   0.63%   0.59%   0.10%
PORTFOLIO TURNOVER RATE                                 89.9%  65.4%  170.0%   90.7%   36.2%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                0.76%  0.80%   0.82%  0.83%*  0.96%*
RATIO OF EXPENSES TO AVERAGE NET ASSETS AFTER BROKER
REBATES**:                                                N/A    N/A     N/A     N/A   0.92%

--------------------------------------------------------------------------------
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
** Prior to 05/01/2003, broker rebates were excluded from the calculation of the expense limitation.
N/A Not applicable
(a) Net investment income per share was calculated using average shares outstanding.

                                                       LAZARD MID CAP PORTFOLIO

                                                          FOR THE YEARS ENDED DECEMBER 31,
                                                      -----------------------------------------
CLASS B                                               2007(A) 2006(A) 2005(A) 2004(A)  2003(A)
-----------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                   $13.65 $13.57  $14.05  $12.29      $9.83
                                                      ------- ------  ------  ------  ---------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME (LOSS)                             0.09   0.06    0.05    0.02     (0.01)
NET REALIZED AND UNREALIZED GAINS (LOSSES)             (0.31)   1.74    1.10    1.74       2.57
                                                      ------- ------  ------  ------  ---------
TOTAL FROM INVESTMENT OPERATIONS                       (0.22)   1.80    1.15    1.76       2.56
                                                      ------- ------  ------  ------  ---------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                   (0.05) (0.04)  (0.01)      --  (0.00)(b)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS          (1.28) (1.68)  (1.62)      --     (0.10)
                                                      ------- ------  ------  ------  ---------
TOTAL DISTRIBUTIONS                                    (1.33) (1.72)  (1.63)      --     (0.10)
                                                      ------- ------  ------  ------  ---------
NET ASSET VALUE, END OF PERIOD                         $12.10 $13.65  $13.57  $14.05     $12.29
                                                      ------- ------  ------  ------  ---------
TOTAL RETURN                                          (2.71)% 14.67%   8.06%  14.32%     26.03%
                                                      ------- ------  ------  ------  ---------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                $243.6 $216.8  $200.4  $211.0     $211.8
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES**                                              0.99%  1.02%   1.03%   1.08%      1.19%
NET INVESTMENT INCOME (LOSS)                            0.67%  0.48%   0.38%   0.16%    (0.08)%
PORTFOLIO TURNOVER RATE                                 89.9%  65.4%  170.0%   90.7%      36.2%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                1.00%  1.05%   1.07%  1.03%*     1.15%*
RATIO OF EXPENSES TO AVERAGE NET ASSETS AFTER BROKER
REBATES**:                                                N/A    N/A     N/A     N/A      1.19%

--------------------------------------------------------------------------------
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
** Prior to 05/01/2003, broker rebates were excluded from the calculation of the expense limitation.
N/A Not applicable
(a) Net investment income (loss) per share was calculated using average shares outstanding.
(b) Rounds to less than $0.005 per share.

  LAZARD MID CAP PORTFOLIO

                                                          FOR THE YEARS ENDED DECEMBER 31,
                                                      -----------------------------------------
CLASS E                                               2007(A) 2006(A) 2005(A) 2004(A)  2003(A)
-----------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                   $13.69 $13.61  $14.10  $12.32      $9.84
                                                      ------- ------  ------  ------  ---------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                    0.10   0.08    0.07    0.04    0.00(b)
NET REALIZED AND UNREALIZED GAINS (LOSSES)             (0.31)   1.74    1.10    1.74       2.58
                                                      ------- ------  ------  ------  ---------
TOTAL FROM INVESTMENT OPERATIONS                       (0.21)   1.82    1.17    1.78       2.58
                                                      ------- ------  ------  ------  ---------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                   (0.07) (0.06)  (0.04)      --  (0.00)(b)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS          (1.28) (1.68)  (1.62)      --     (0.10)
                                                      ------- ------  ------  ------  ---------
TOTAL DISTRIBUTIONS                                    (1.35) (1.74)  (1.66)      --     (0.10)
                                                      ------- ------  ------  ------  ---------
NET ASSET VALUE, END OF PERIOD                         $12.13 $13.69  $13.61  $14.10     $12.32
                                                      ------- ------  ------  ------  ---------
TOTAL RETURN                                          (2.64)% 14.74%   8.23%  14.45%     26.35%
                                                      ------- ------  ------  ------  ---------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                 $38.2  $36.0   $32.6   $30.5      $19.8
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES**                                              0.89%  0.93%   0.93%   0.98%      1.09%
NET INVESTMENT INCOME                                   0.76%  0.58%   0.49%   0.29%      0.02%
PORTFOLIO TURNOVER RATE                                 89.9%  65.4%  170.0%   90.7%      36.2%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                0.90%  0.95%   0.97%  0.94%*     1.07%*
RATIO OF EXPENSES TO AVERAGE NET ASSETS AFTER BROKER
REBATES**:                                                N/A    N/A     N/A     N/A      1.08%

--------------------------------------------------------------------------------
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
** Prior to 05/01/2003, broker rebates were excluded from the calculation of the expense limitation.
N/A Not applicable.
(a) Net investment income per share was calculated using average shares outstanding.
(b) Rounds to less than $0.005 per share.

                                LEGG MASON PARTNERS AGGRESSIVE GROWTH PORTFOLIO

                                                          FOR THE YEARS ENDED DECEMBER 31,
                                                      ----------------------------------------
CLASS A                                               2007(A) 2006(A) 2005(A)  2004(A) 2003(A)
----------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                   $8.09    $8.70    $7.65  $7.03    $5.37
                                                      ------  ------- -------- ------  -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME (LOSS)                            0.01     0.03  0.00(b)   0.01   (0.01)
NET REALIZED AND UNREALIZED GAINS (LOSSES)              0.22   (0.14)     1.06   0.61     1.67
                                                      ------  ------- -------- ------  -------
TOTAL FROM INVESTMENT OPERATIONS                        0.23   (0.11)     1.06   0.62     1.66
                                                      ------  ------- -------- ------  -------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                  (0.02)       --       --     --       --
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS         (0.76)   (0.50)   (0.01)     --       --
                                                      ------  ------- -------- ------  -------
TOTAL DISTRIBUTIONS                                   (0.78)   (0.50)   (0.01)     --       --
                                                      ------  ------- -------- ------  -------
NET ASSET VALUE, END OF PERIOD                         $7.54    $8.09    $8.70  $7.65    $7.03
                                                      ------  ------- -------- ------  -------
TOTAL RETURN                                           2.60%  (1.60)%   13.84%  8.82%   30.91%
                                                      ------  ------- -------- ------  -------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)               $874.6   $607.7   $500.4 $250.8    $19.9
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES**                                             0.67%    0.73%    0.72%  0.90%    0.89%
NET INVESTMENT INCOME (LOSS)                           0.07%    0.33% 0.00%(b)  0.15%  (0.09)%
PORTFOLIO TURNOVER RATE                                 0.7%   190.3%   121.0% 104.7%    91.5%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
RATES:                                                 0.67%    0.75%   0.72%* 0.85%*   0.90%*
RATIO OF EXPENSES TO AVERAGE NET ASSETS AFTER BROKER
REBATES**:                                             0.67%    0.73%      N/A    N/A    0.89%

--------------------------------------------------------------------------------
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
** Prior to 05/01/2003, broker rebates were excluded from the calculation of the expense limitation.
N/A Not applicable
(a) Net investment income (loss) per share was calculated using average shares outstanding.
(b) Rounds to less than $0.005 per share.

  LEGG MASON PARTNERS AGGRESSIVE GROWTH PORTFOLIO

                                                         FOR THE YEARS ENDED DECEMBER 31,
                                                      ---------------------------------------
CLASS B                                               2007(A) 2006(A) 2005(A) 2004(A) 2003(A)
---------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                    $7.98   $8.60   $7.58   $6.99   $5.34
                                                      ------- ------- ------- ------- -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME (LOSS)                           (0.01)    0.01  (0.02)  (0.01)  (0.02)
NET REALIZED AND UNREALIZED GAINS (LOSSES)               0.21  (0.13)    1.05    0.60    1.67
                                                      ------- ------- ------- ------- -------
TOTAL FROM INVESTMENT OPERATIONS                         0.20  (0.12)    1.03    0.59    1.65
                                                      ------- ------- ------- ------- -------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                       --      --      --      --      --
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS          (0.76)  (0.50)  (0.01)      --      --
                                                      ------- ------- ------- ------- -------
TOTAL DISTRIBUTIONS                                    (0.76)  (0.50)  (0.01)      --      --
                                                      ------- ------- ------- ------- -------
NET ASSET VALUE, END OF PERIOD                          $7.42   $7.98   $8.60   $7.58   $6.99
                                                      ------- ------- ------- ------- -------
TOTAL RETURN                                            2.27% (1.74)%  13.58%   8.44%  30.90%
                                                      ------- ------- ------- ------- -------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                $222.3  $254.0  $277.8  $339.5  $252.6
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES**                                              0.92%   0.98%   0.97%   1.15%   1.14%
NET INVESTMENT INCOME (LOSS)                          (0.18)%   0.10% (0.25)% (0.11)% (0.37)%
PORTFOLIO TURNOVER RATE                                  0.7%  190.3%  121.0%  104.7%   91.5%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                0.92%   1.00%  0.97%*  1.08%*  1.18%*
RATIO OF EXPENSES TO AVERAGE NET ASSETS AFTER BROKER
REBATES**:                                              0.92%   0.98%     N/A     N/A   1.13%

--------------------------------------------------------------------------------
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
** Prior to 05/01/2003, broker rebates were excluded from the calculation of the expense limitation.
N/A Not applicable
(a) Net investment income (loss) per share was calculated using average shares outstanding.

                                LEGG MASON PARTNERS AGGRESSIVE GROWTH PORTFOLIO

                                                                             FOR THE PERIOD FROM
                                                                                APRIL 17, 2003
                                                                               (COMMENCEMENT OF
                                           FOR THE YEARS ENDED DECEMBER 31,     OPERATIONS) TO
                                           --------------------------------- DECEMBER 31, 2003(A)
CLASS E                                     2007(A)  2006(A) 2005(A) 2004(A) --------------------
-----------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD           $8.01   $8.62   $7.59   $6.99          $5.65
                                           --------- ------- ------- -------       --------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME (LOSS)                  (0.01)    0.02  (0.01) 0.00(b)         (0.01)
NET REALIZED AND UNREALIZED GAINS (LOSSES)      0.21  (0.13)    1.05    0.60           1.35
                                           --------- ------- ------- -------       --------
TOTAL FROM INVESTMENT OPERATIONS                0.20  (0.11)    1.04    0.60           1.34
                                           --------- ------- ------- -------       --------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME       (0.00)(b)      --      --      --             --
DISTRIBUTIONS FROM NET REALIZED CAPITAL       (0.76)  (0.50)  (0.01)      --             --
GAINS                                      --------- ------- ------- -------       --------
TOTAL DISTRIBUTIONS                           (0.76)  (0.50)  (0.01)      --             --
                                           --------- ------- ------- -------       --------
NET ASSET VALUE, END OF PERIOD                 $7.45   $8.01   $8.62   $7.59          $6.99
                                           --------- ------- ------- -------       --------
TOTAL RETURN                                   2.32% (1.61)%  13.69%   8.58%        23.72%+
                                           --------- ------- ------- -------       --------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)         $4.6    $5.9    $6.4    $5.5           $4.1
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES**                                     0.82%   0.88%   0.87%   1.05%         1.10%++
NET INVESTMENT INCOME (LOSS)                 (0.08)%   0.20% (0.15)% (0.05)%       (0.26)%++
PORTFOLIO TURNOVER RATE                         0.7%  190.3%  121.0%  104.7%          91.5%+
(1) RATIO OF OPERATING EXPENSES TO AVERAGE
NET ASSETS BEFORE REIMBURSEMENT BY THE
MANAGER AND BROKER REBATES:                    0.82%   0.90%  0.87%*  0.98%*        1.04%++*
RATIO OF EXPENSES TO AVERAGE NET ASSETS
AFTER BROKER REBATES**:                        0.82%   0.88%     N/A     N/A         1.05%++

--------------------------------------------------------------------------------
+  Non-annualized
++ Annualized
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
** Prior to 05/01/2003, broker rebates were excluded from the calculation of the expense limitation.
N/A Not applicable
(a) Net investment income (loss) per share was calculated using average shares outstanding.
(b) Rounds to less than $0.005 per share.

  LEGG MASON VALUE EQUITY PORTFOLIO

                                                                                 FOR THE PERIOD FROM
                                                                                   NOVEMBER 1, 2005
                                                             FOR THE YEARS ENDED   (COMMENCEMENT OF
                                                               DECEMBER 31,         OPERATIONS) TO
                                                             ------------------- DECEMBER 31, 2005(A)
CLASS A                                                       2007(A)   2006(A)  --------------------
---------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                            $11.15  $10.65          $10.00
                                                             ---------  ------         -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                             0.03    0.03         0.00(b)
NET REALIZED AND UNREALIZED GAINS (LOSSES)                      (0.67)    0.70            0.65
                                                             ---------  ------         -------
TOTAL FROM INVESTMENT OPERATIONS                                (0.64)    0.73            0.65
                                                             ---------  ------         -------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                         (0.00)(b)  (0.02)              --
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS                   (0.01)  (0.21)              --
                                                             ---------  ------         -------
TOTAL DISTRIBUTIONS                                             (0.01)  (0.23)              --
                                                             ---------  ------         -------
NET ASSET VALUE, END OF PERIOD                                  $10.50  $11.15          $10.65
                                                             ---------  ------         -------
TOTAL RETURN                                                   (5.72)%   6.83%          6.50%+
                                                             ---------  ------         -------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                       $1,403.6  $972.7            $3.2
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                         0.66%   0.72%         0.80%++
NET INVESTMENT INCOME                                            0.30%   0.26%         0.08%++
PORTFOLIO TURNOVER RATE                                          27.5%   38.7%           9.1%+
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS BEFORE
REIMBURSEMENT BY THE MANAGER AND BROKER REBATES:                 0.67%  0.74%*         8.27%++

--------------------------------------------------------------------------------
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
+  Non-annualized
++ Annualized
(a) Net investment income per share was calculated using average shares outstanding.
(b) Rounds to less than $0.005 per share.

                                              LEGG MASON VALUE EQUITY PORTFOLIO

                                                                                 FOR THE PERIOD FROM
                                                                                   NOVEMBER 1, 2005
                                                             FOR THE YEARS ENDED   (COMMENCEMENT OF
                                                               DECEMBER 31,         OPERATIONS) TO
                                                             ------------------- DECEMBER 31, 2005(A)
CLASS B                                                       2007(A)   2006(A)  --------------------
---------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                            $11.14   $10.65          $10.00
                                                             ---------  -------       ---------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME (LOSS)                                   0.00(b)   (0.01)          (0.01)
NET REALIZED AND UNREALIZED GAINS (LOSSES)                      (0.66)     0.71            0.66
                                                             ---------  -------       ---------
TOTAL FROM INVESTMENT OPERATIONS                                (0.66)     0.70            0.65
                                                             ---------  -------       ---------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                         (0.00)(b)       --              --
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS                   (0.01)   (0.21)              --
                                                             ---------  -------       ---------
TOTAL DISTRIBUTIONS                                             (0.01)   (0.21)              --
                                                             ---------  -------       ---------
NET ASSET VALUE, END OF PERIOD                                  $10.47   $11.14          $10.65
                                                             ---------  -------       ---------
TOTAL RETURN                                                   (5.91)%    6.58%          6.50%+
                                                             ---------  -------       ---------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                         $121.1   $113.5            $4.9
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                         0.91%    1.05%         1.05%++
NET INVESTMENT INCOME (LOSS)                                     0.03%  (0.09)%       (0.36)%++
PORTFOLIO TURNOVER RATE                                          27.5%    38.7%           9.1%+
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS BEFORE
REIMBURSEMENT BY THE MANAGER AND BROKER REBATES:                 0.92%   1.06%*         4.54%++

--------------------------------------------------------------------------------
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
+  Non-annualized
++ Annualized
(a) Net investment loss per share was calculated using average shares outstanding.
(b) Rounds to less than $0.005 per share.

  LEGG MASON VALUE EQUITY PORTFOLIO

                                                                                  FOR THE PERIOD MAY 1,
                                                                                   2006 (COMMENCEMENT
                                                              FOR THE YEAR ENDED    OF OPERATIONS) TO
CLASS E                                                      DECEMBER 31, 2007(A) DECEMBER 31, 2006(A)
-------------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                                 $11.15               $10.55
                                                                  ---------             --------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                                  0.01                 0.01
NET REALIZED AND UNREALIZED GAINS (LOSSES)                           (0.66)                 0.81
                                                                  ---------             --------
TOTAL FROM INVESTMENT OPERATIONS                                     (0.65)                 0.82
                                                                  ---------             --------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                              (0.00)(b)               (0.01)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS                        (0.01)               (0.21)
                                                                  ---------             --------
TOTAL DISTRIBUTIONS                                                  (0.01)               (0.22)
                                                                  ---------             --------
NET ASSET VALUE, END OF PERIOD                                       $10.49               $11.15
                                                                  ---------             --------
TOTAL RETURN                                                        (5.81)%               7.74%+
                                                                  ---------             --------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                               $20.6                $24.0
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                              0.80%              0.86%++
NET INVESTMENT INCOME                                                 0.13%              0.12%++
PORTFOLIO TURNOVER RATE                                               27.5%               38.7%+
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS BEFORE
REIMBURSEMENT BY THE MANAGER AND BROKER REBATES:                      0.82%             0.87%++*

--------------------------------------------------------------------------------
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
+  Non-annualized
++ Annualized
(a) Net investment income per share was calculated using average shares outstanding.

(b) Rounds to less than $0.005 per share.

                                           LORD ABBETT BOND DEBENTURE PORTFOLIO


                                                          FOR THE YEARS ENDED DECEMBER 31,
                                                      -----------------------------------------
CLASS A                                               2007(A)  2006(A)  2005(A) 2004(A) 2003(A)
-----------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                    $12.51   $12.28 $12.63  $12.04  $10.24
                                                      -------- -------- ------  ------  ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                     0.77     0.71   0.75    0.70    0.73
NET REALIZED AND UNREALIZED GAINS (LOSSES)                0.07     0.39 (0.52)    0.31    1.27
                                                      -------- -------- ------  ------  ------
TOTAL FROM INVESTMENT OPERATIONS                          0.84     1.10   0.23    1.01    2.00
                                                      -------- -------- ------  ------  ------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                    (0.70)   (0.87) (0.58)  (0.42)  (0.20)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS           (0.02)       --     --      --      --
                                                      -------- -------- ------  ------  ------
TOTAL DISTRIBUTIONS                                     (0.72)   (0.87) (0.58)  (0.42)  (0.20)
                                                      -------- -------- ------  ------  ------
NET ASSET VALUE, END OF PERIOD                          $12.63   $12.51 $12.28  $12.63  $12.04
                                                      -------- -------- ------  ------  ------
TOTAL RETURN                                             6.85%    9.35%  1.81%   8.43%  19.52%
                                                      -------- -------- ------  ------  ------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)               $1,228.9 $1,059.0 $856.4  $520.3  $234.6
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES**                                               0.53%    0.56%  0.56%   0.63%   0.70%
NET INVESTMENT INCOME                                    6.11%    5.85%  5.92%   5.65%   6.52%
PORTFOLIO TURNOVER RATE                                  36.0%    36.7%  42.1%   39.8%   36.9%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY MANAGER AND BROKER REBATES:     0.54%*      N/A    N/A     N/A  0.67%*

--------------------------------------------------------------------------------
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
** Prior to 05/01/2003, broker rebates were excluded from the calculation of the expense limitation.
N/A Not applicable
(a) Net investment income per share was calculated using average shares outstanding.

  LORD ABBETT BOND DEBENTURE PORTFOLIO


                                                         FOR THE YEARS ENDED DECEMBER 31,
                                                      ---------------------------------------
CLASS B                                               2007(A) 2006(A) 2005(A) 2004(A) 2003(A)
---------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                  $12.43  $12.19  $12.54  $11.97  $10.21
                                                      ------  ------  ------  ------  ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                   0.73    0.67    0.71    0.69    0.69
NET REALIZED AND UNREALIZED GAINS (LOSSES)              0.07    0.40  (0.52)    0.29    1.46
                                                      ------  ------  ------  ------  ------
TOTAL FROM INVESTMENT OPERATIONS                        0.80    1.07    0.19    0.98    2.15
                                                      ------  ------  ------  ------  ------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                  (0.67)  (0.83)  (0.54)  (0.41)  (0.20)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS         (0.02)      --      --      --  (0.19)
                                                      ------  ------  ------  ------  ------
TOTAL DISTRIBUTIONS                                   (0.69)  (0.83)  (0.54)  (0.41)  (0.39)
                                                      ------  ------  ------  ------  ------
NET ASSET VALUE, END OF PERIOD                        $12.54  $12.43  $12.19  $12.54  $11.97
                                                      ------  ------  ------  ------  ------
TOTAL RETURN                                           6.55%   9.15%   1.49%   8.17%  19.15%
                                                      ------  ------  ------  ------  ------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)               $800.6  $765.9  $704.5  $776.0  $758.2
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES**                                             0.78%   0.81%   0.81%   0.88%   0.96%
NET INVESTMENT INCOME                                  5.85%   5.59%   5.65%   5.61%   6.11%
PORTFOLIO TURNOVER RATE                                36.0%   36.7%   42.1%   39.8%   36.9%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                              0.78%*     N/A     N/A     N/A  0.91%*

--------------------------------------------------------------------------------
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
** Prior to 05/01/2003, broker rebates were excluded from the calculation of the expense limitation.
N/A Not applicable
(a) Net investment income per share was calculated using average shares outstanding.

                                           LORD ABBETT BOND DEBENTURE PORTFOLIO


                                                         FOR THE YEARS ENDED DECEMBER 31,
                                                      ---------------------------------------
CLASS E                                               2007(A) 2006(A) 2005(A) 2004(A) 2003(A)
---------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                  $12.44  $12.21  $12.57  $12.00  $10.22
                                                      ------  ------  ------  ------  ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                   0.74    0.69    0.72    0.70    0.70
NET REALIZED AND UNREALIZED GAINS (LOSSES)              0.08    0.38  (0.52)    0.29    1.28
                                                      ------  ------  ------  ------  ------
TOTAL FROM INVESTMENT OPERATIONS                        0.82    1.07    0.20    0.99    1.98
                                                      ------  ------  ------  ------  ------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                  (0.68)  (0.84)  (0.56)  (0.42)  (0.20)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS         (0.02)      --      --      --      --
                                                      ------  ------  ------  ------  ------
TOTAL DISTRIBUTIONS                                   (0.70)  (0.84)  (0.56)  (0.42)  (0.20)
                                                      ------  ------  ------  ------  ------
NET ASSET VALUE, END OF PERIOD                        $12.56  $12.44  $12.21  $12.57  $12.00
                                                      ------  ------  ------  ------  ------
TOTAL RETURN                                           6.73%   9.18%   1.60%   8.24%  19.35%
                                                      ------  ------  ------  ------  ------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                $37.8   $37.1   $35.1   $35.2   $22.8
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES**                                             0.68%   0.71%   0.71%   0.78%   0.86%
NET INVESTMENT INCOME                                  5.95%   5.69%   5.76%   5.67%   6.10%
PORTFOLIO TURNOVER RATE                                36.0%   36.7%   42.1%   39.8%   36.9%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                              0.68%*     N/A     N/A     N/A  0.81%*

--------------------------------------------------------------------------------
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
** Prior to 05/01/2003, broker rebates were excluded from the calculation of the expense limitation.
N/A Not applicable.
(a) Net investment income per share was calculated using average shares outstanding.

  MFS(R) RESEARCH INTERNATIONAL PORTFOLIO

                                                         FOR THE YEARS ENDED DECEMBER 31,
                                                      ---------------------------------------
CLASS A                                               2007(A) 2006(A) 2005(A) 2004(A) 2003(A)
---------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                  $15.04  $13.00  $11.72   $9.81   $7.49
                                                      ------  ------  ------  ------  ------
INCOME FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                   0.22    0.19    0.14    0.08    0.06
NET REALIZED AND UNREALIZED GAINS                       1.68    3.17    1.83    1.85    2.34
                                                      ------  ------  ------  ------  ------
TOTAL FROM INVESTMENT OPERATIONS                        1.90    3.36    1.97    1.93    2.40
                                                      ------  ------  ------  ------  ------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                  (0.24)  (0.27)  (0.07)      --  (0.08)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS         (2.27)  (1.05)  (0.62)  (0.02)      --
                                                      ------  ------  ------  ------  ------
TOTAL DISTRIBUTIONS                                   (2.51)  (1.32)  (0.69)  (0.02)  (0.08)
                                                      ------  ------  ------  ------  ------
NET ASSET VALUE, END OF PERIOD                        $14.43  $15.04  $13.00  $11.72   $9.81
                                                      ------  ------  ------  ------  ------
TOTAL RETURN                                          13.60%  26.91%  16.77%  19.72%  32.20%
                                                      ------  ------  ------  ------  ------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)               $959.1  $706.0  $624.2  $304.0   $67.3
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES**                                             0.79%   0.94%   0.93%   1.06%   1.09%
NET INVESTMENT INCOME                                  1.54%   1.34%   1.18%   0.75%   0.68%
PORTFOLIO TURNOVER RATE                                65.5%  104.1%   84.5%   98.5%   99.0%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                               0.79%   0.95%  0.93%*  0.94%*   1.11%
RATIO OF EXPENSES TO AVERAGE NET ASSETS AFTER BROKER
REBATES**:                                               N/A     N/A     N/A     N/A   1.09%

--------------------------------------------------------------------------------
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
** Prior to 05/01/2003, broker rebates were excluded from the calculation of the expense limitation.
N/A Not applicable
(a) Net investment income per share was calculated using average shares outstanding.

                                        MFS(R) RESEARCH INTERNATIONAL PORTFOLIO

                                                         FOR THE YEARS ENDED DECEMBER 31,
                                                      ---------------------------------------
CLASS B                                               2007(A) 2006(A) 2005(A) 2004(A) 2003(A)
---------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                  $14.95  $12.94  $11.68   $9.79   $7.47
                                                      ------  ------  ------  ------  ------
INCOME FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                   0.19    0.15    0.11    0.05    0.05
NET REALIZED AND UNREALIZED GAINS                       1.65    3.15    1.81    1.86    2.33
                                                      ------  ------  ------  ------  ------
TOTAL FROM INVESTMENT OPERATIONS                        1.84    3.30    1.92    1.91    2.38
                                                      ------  ------  ------  ------  ------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                  (0.20)  (0.24)  (0.04)      --  (0.06)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS         (2.27)  (1.05)  (0.62)  (0.02)      --
                                                      ------  ------  ------  ------  ------
TOTAL DISTRIBUTIONS                                   (2.47)  (1.29)  (0.66)  (0.02)  (0.06)
                                                      ------  ------  ------  ------  ------
NET ASSET VALUE, END OF PERIOD                        $14.32  $14.95  $12.94  $11.68   $9.79
                                                      ------  ------  ------  ------  ------
TOTAL RETURN                                          13.29%  26.56%  16.42%  19.56%  32.04%
                                                      ------  ------  ------  ------  ------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)               $842.8  $623.0  $443.5  $396.0  $186.0
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES**                                             1.04%   1.19%   1.19%   1.32%   1.33%
NET INVESTMENT INCOME                                  1.31%   1.12%   0.90%   0.47%   0.56%
PORTFOLIO TURNOVER RATE                                65.5%  104.1%   84.5%   98.5%   99.0%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                               1.04%   1.20%  1.19%*  1.18%*   1.39%
RATIO OF EXPENSES TO AVERAGE NET ASSETS AFTER BROKER
REBATES**:                                               N/A     N/A     N/A     N/A   1.33%

--------------------------------------------------------------------------------
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
** Prior to 05/01/2003, broker rebates were excluded from the calculation of the expense limitation.
N/A Not applicable
(a) Net investment income per share was calculated using average shares outstanding.

  MFS(R) RESEARCH INTERNATIONAL PORTFOLIO

                                                         FOR THE YEARS ENDED DECEMBER 31,
                                                      ---------------------------------------
CLASS E                                               2007(A) 2006(A) 2005(A) 2004(A) 2003(A)
---------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                  $14.99  $12.96  $11.70   $9.80   $7.48
                                                      ------  ------  ------  ------  ------
INCOME FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                   0.20    0.16    0.13    0.07    0.05
NET REALIZED AND UNREALIZED GAINS                       1.66    3.17    1.81    1.85    2.34
                                                      ------  ------  ------  ------  ------
TOTAL FROM INVESTMENT OPERATIONS                        1.86    3.33    1.94    1.92    2.39
                                                      ------  ------  ------  ------  ------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                  (0.22)  (0.25)  (0.06)      --  (0.07)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS         (2.27)  (1.05)  (0.62)  (0.02)      --
                                                      ------  ------  ------  ------  ------
TOTAL DISTRIBUTIONS                                   (2.49)  (1.30)  (0.68)  (0.02)  (0.07)
                                                      ------  ------  ------  ------  ------
NET ASSET VALUE, END OF PERIOD                        $14.36  $14.99  $12.96  $11.70   $9.80
                                                      ------  ------  ------  ------  ------
TOTAL RETURN                                          13.38%  26.79%  16.52%  19.64%  32.09%
                                                      ------  ------  ------  ------  ------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                $32.6   $26.7   $14.6   $11.3    $6.9
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES**                                             0.94%   1.09%   1.09%   1.22%   1.23%
NET INVESTMENT INCOME                                  1.41%   1.18%   1.07%   0.72%   0.59%
PORTFOLIO TURNOVER RATE                                65.5%  104.1%   84.5%   98.5%   99.0%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                               0.94%   1.10%   1.09%*  1.09%*  1.28%
RATIO OF EXPENSES TO AVERAGE NET ASSETS AFTER BROKER
REBATES**:                                               N/A     N/A     N/A     N/A   1.23%

--------------------------------------------------------------------------------
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
** Prior to 05/01/2003, broker rebates were excluded from the calculation of the expense limitation.
N/A Not applicable
(a) Net investment income per share was calculated using average shares outstanding.

                                     OPPENHEIMER CAPITAL APPRECIATION PORTFOLIO

                                                         FOR THE YEARS ENDED DECEMBER 31,
                                                      ---------------------------------------
CLASS A                                               2007(A) 2006(A) 2005(A) 2004(A) 2003(A)
---------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                   $9.27   $8.69   $8.36   $8.33   $6.47
                                                      ------  ------  ------  ------  ------
INCOME FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                   0.03    0.02    0.03    0.07    0.01
NET REALIZED AND UNREALIZED GAINS                       1.26    0.66    0.39    0.47    1.85
                                                      ------  ------  ------  ------  ------
TOTAL FROM INVESTMENT OPERATIONS                        1.29    0.68    0.42    0.54    1.86
                                                      ------  ------  ------  ------  ------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                  (0.01)  (0.03)  (0.01)  (0.06)      --
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS         (0.61)  (0.07)  (0.08)  (0.45)      --
                                                      ------  ------  ------  ------  ------
TOTAL DISTRIBUTIONS                                   (0.62)  (0.10)  (0.09)  (0.51)      --
                                                      ------  ------  ------  ------  ------
NET ASSET VALUE, END OF PERIOD                         $9.94   $9.27   $8.69   $8.36   $8.33
                                                      ------  ------  ------  ------  ------
TOTAL RETURN                                          14.45%   7.81%   4.99%   6.70%  28.75%
                                                      ------  ------  ------  ------  ------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)               $124.7  $505.6  $664.2  $298.0    $0.2
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES**                                             0.62%   0.65%   0.69%   0.68%   0.72%
NET INVESTMENT INCOME                                  0.33%   0.22%   0.42%   0.90%   0.07%
PORTFOLIO TURNOVER RATE                                70.8%   60.7%   72.4%   65.3%   36.6%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                               0.62%   0.65%  0.64%*  0.69%*  0.75%*
RATIO OF EXPENSES TO AVERAGE NET ASSETS AFTER BROKER
REBATES**:                                               N/A     N/A     N/A     N/A   0.72%

--------------------------------------------------------------------------------
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
** Prior to 05/01/2003, broker rebates were excluded from the calculation of the expense limitation.
N/A Not applicable

(a) Net investment income per share was calculated using average shares outstanding

  OPPENHEIMER CAPITAL APPRECIATION PORTFOLIO

                                                          FOR THE YEARS ENDED DECEMBER 31,
                                                      -----------------------------------------
CLASS B                                               2007(A) 2006(A) 2005(A) 2004(A)  2003(A)
-----------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                    $9.20   $8.62  $8.31   $8.29      $6.45
                                                      ------- ------- ------  ------  ---------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME (LOSS)                          0.00(b)  (0.01)   0.01    0.06  (0.00)(b)
NET REALIZED AND UNREALIZED GAINS                        1.27    0.67   0.38    0.46       1.84
                                                      ------- ------- ------  ------  ---------
TOTAL FROM INVESTMENT OPERATIONS                         1.27    0.66   0.39    0.52       1.84
                                                      ------- ------- ------  ------  ---------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                       --  (0.01)     --  (0.05)         --
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS          (0.61)  (0.07) (0.08)  (0.45)         --
                                                      ------- ------- ------  ------  ---------
TOTAL DISTRIBUTIONS                                    (0.61)  (0.08) (0.08)  (0.50)         --
                                                      ------- ------- ------  ------  ---------
NET ASSET VALUE, END OF PERIOD                          $9.86   $9.20  $8.62   $8.31      $8.29
                                                      ------- ------- ------  ------  ---------
TOTAL RETURN                                           14.29%   7.62%  4.71%   6.40%     28.53%
                                                      ------- ------- ------  ------  ---------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                $553.3  $535.1 $501.8  $634.6     $551.0
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES**                                              0.89%   0.90%  0.94%   0.95%      0.99%
NET INVESTMENT INCOME (LOSS)                            0.03% (0.06)%  0.18%   0.67%    (0.03)%
PORTFOLIO TURNOVER RATE                                 70.8%   60.7%  72.4%   65.3%      36.6%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                0.89%   0.90% 0.89%*  0.91%*     0.98%*
RATIO OF EXPENSES TO AVERAGE NET ASSETS AFTER BROKER
REBATES**:                                                N/A     N/A    N/A     N/A      0.99%

--------------------------------------------------------------------------------
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
** Prior to 05/01/2003, broker rebates were excluded from the calculation of the expense limitation.
N/A Not applicable
(a) Net investment income (loss) per share was calculated using average shares outstanding.
(b) Rounds to less than $0.005 per share.

                                     OPPENHEIMER CAPITAL APPRECIATION PORTFOLIO


                                                                                 FOR THE PERIOD FROM
                                                                                     MAY 2, 2005
                                                             FOR THE YEARS ENDED   (COMMENCEMENT OF
                                                               DECEMBER 31,         OPERATIONS) TO
                                                             ------------------- DECEMBER 31, 2005(A)
CLASS E                                                       2007(A)   2006(A)  --------------------
---------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                             $9.25    $8.68           $7.97
                                                             ---------  -------        --------
INCOME FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                             0.01  0.00(b)            0.01
NET REALIZED AND UNREALIZED GAINS                                 1.28     0.67            0.79
                                                             ---------  -------        --------
TOTAL FROM INVESTMENT OPERATIONS                                  1.29     0.67            0.80
                                                             ---------  -------        --------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                         (0.00)(b)   (0.03)          (0.01)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS                   (0.61)   (0.07)          (0.08)
                                                             ---------  -------        --------
TOTAL DISTRIBUTIONS                                             (0.61)   (0.10)          (0.09)
                                                             ---------  -------        --------
NET ASSET VALUE, END OF PERIOD                                   $9.93    $9.25           $8.68
                                                             ---------  -------        --------
TOTAL RETURN                                                    14.48%    7.68%         10.01%+
                                                             ---------  -------        --------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                           $6.2     $2.5            $0.9
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                         0.80%    0.80%         0.83%++
NET INVESTMENT INCOME                                            0.13%    0.03%         0.15%++
PORTFOLIO TURNOVER RATE                                          70.8%    60.7%          72.4%+
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS BEFORE
REIMBURSEMENT BY THE MANAGER AND BROKER REBATES:                   N/A    0.80%        0.80%*++

--------------------------------------------------------------------------------

+  Non-annualized
++ Annualized

* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
N/A Not applicable

(a) Net investment income per share was calculated using average shares outstanding.

(b) Rounds to less than $0.005 per share.

  PIMCO INFLATION PROTECTED BOND PORTFOLIO

                                                                               FOR THE PERIOD FROM
                                                                                   MAY 1, 2003
                                                                                 (COMMENCEMENT OF
                                            FOR THE YEARS ENDED DECEMBER 31,      OPERATIONS) TO
                                           ----------------------------------- DECEMBER 31, 2003(A)
CLASS A                                     2007(A)  2006(A) 2005(A)  2004(A)  --------------------
-------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD          $10.08 $10.78    $10.64   $10.29         $10.00
                                           --------- ------  -------- --------       --------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                           0.49   0.43      0.31     0.16           0.07
NET REALIZED AND UNREALIZED GAINS (LOSSES)      0.65 (0.40)    (0.15)     0.81           0.47
                                           --------- ------  -------- --------       --------
TOTAL FROM INVESTMENT OPERATIONS                1.14   0.03      0.16     0.97           0.54
                                           --------- ------  -------- --------       --------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME          (0.24) (0.43)        --   (0.11)         (0.04)
DISTRIBUTIONS FROM NET REALIZED CAPITAL           -- (0.30)    (0.02)   (0.51)         (0.21)
GAINS                                      --------- ------  -------- --------       --------
TOTAL DISTRIBUTIONS                           (0.24) (0.73)    (0.02)   (0.62)         (0.25)
                                           --------- ------  -------- --------       --------
NET ASSET VALUE, END OF PERIOD                $10.98 $10.08    $10.78   $10.64         $10.29
                                           --------- ------  -------- --------       --------
TOTAL RETURN                                  11.08%  0.65%     1.48%    9.41%        5.47%++
                                           --------- ------  -------- --------       --------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)       $857.5 $885.5    $585.8   $331.3           $1.1
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                       0.55%  0.58%     0.55%    0.62%         0.70%+
NET INVESTMENT INCOME                          4.78%  4.21%     2.85%    1.39%         0.72%+
PORTFOLIO TURNOVER RATE                    885.7%(b) 851.3%  1,228.7% 1,173.9%       935.0%++
(1) RATIO OF OPERATING EXPENSES TO AVERAGE
NET ASSETS BEFORE REIMBURSEMENT BY THE
MANAGER AND BROKER REBATES:                    0.55%  0.58%       N/A      N/A         0.74%+

--------------------------------------------------------------------------------
+  Annualized
++ Non-annualized
N/A Not applicable
(a) Net investment income per share was calculated using average shares outstanding.
(b) Excludes TBA securities.

                                       PIMCO INFLATION PROTECTED BOND PORTFOLIO

                                                                               FOR THE PERIOD FROM
                                                                                   MAY 1, 2003
                                                                                 (COMMENCEMENT OF
                                            FOR THE YEARS ENDED DECEMBER 31,      OPERATIONS) TO
                                           ----------------------------------- DECEMBER 31, 2003(A)
CLASS B                                     2007(A)  2006(A) 2005(A)  2004(A)  --------------------
-------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD          $10.06 $10.76    $10.63   $10.29        $10.00
                                           --------- ------  -------- --------       -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                           0.46   0.40      0.27     0.08          0.07
NET REALIZED AND UNREALIZED GAINS (LOSSES)      0.66 (0.41)    (0.12)     0.84          0.46
                                           --------- ------  -------- --------       -------
TOTAL FROM INVESTMENT OPERATIONS                1.12 (0.01)      0.15     0.92          0.53
                                           --------- ------  -------- --------       -------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME          (0.22) (0.39)        --   (0.07)        (0.03)
DISTRIBUTIONS FROM NET REALIZED CAPITAL           -- (0.30)    (0.02)   (0.51)        (0.21)
GAINS                                      --------- ------  -------- --------       -------
TOTAL DISTRIBUTIONS                           (0.22) (0.69)    (0.02)   (0.58)        (0.24)
                                           --------- ------  -------- --------       -------
NET ASSET VALUE, END OF PERIOD                $10.96 $10.06    $10.76   $10.63        $10.29
                                           --------- ------  -------- --------       -------
TOTAL RETURN                                  10.80%  0.39%     1.39%    8.99%        5.35%+
                                           --------- ------  -------- --------       -------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)       $401.6 $367.0    $385.4   $502.3        $366.2
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                       0.80%  0.82%     0.80%    0.81%       0.84%++
NET INVESTMENT INCOME                          4.52%  3.93%     2.52%    0.73%       0.64%++
PORTFOLIO TURNOVER RATE                    885.7%(b) 851.3%  1,228.7% 1,173.9%       935.0%+
(1) RATIO OF OPERATING EXPENSES TO AVERAGE
NET ASSETS BEFORE REIMBURSEMENT BY THE
MANAGER AND BROKER REBATES:                    0.80%  0.82%       N/A      N/A       0.84%++

--------------------------------------------------------------------------------
+  Non-annualized
++ Annualized
N/A Not applicable
(a) Net investment income per share was calculated using average shares outstanding.
(b) Excludes TBA securities.

  PIMCO INFLATION PROTECTED BOND PORTFOLIO

                                                                                     FOR THE PERIOD
                                                                                      MAY 1, 2006
                                                                                    (COMMENCEMENT OF
                                                              FOR THE YEAR ENDED     OPERATIONS) TO
CLASS E                                                      DECEMBER 31, 2007(A) DECEMBER 31, 2006(A)
------------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                                 $10.06               $9.92
                                                                  ---------             -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                                  0.48                0.29
NET REALIZED AND UNREALIZED GAINS (LOSSES)                             0.65              (0.15)
                                                                  ---------             -------
TOTAL FROM INVESTMENT OPERATIONS                                       1.13                0.14
                                                                  ---------             -------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                                 (0.23)                  --
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS                            --                  --
                                                                  ---------             -------
TOTAL DISTRIBUTIONS                                                  (0.23)                  --
                                                                  ---------             -------
NET ASSET VALUE, END OF PERIOD                                       $10.96              $10.06
                                                                  ---------             -------
TOTAL RETURN                                                         10.93%              1.41%+
                                                                  ---------             -------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                                $7.3                $3.3
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                              0.71%             0.75%++
NET INVESTMENT INCOME                                                 4.63%             4.23%++
PORTFOLIO TURNOVER RATE                                           885.7%(b)             851.3%+
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS BEFORE
REIMBURSEMENT BY THE MANAGER AND BROKER REBATES:                      0.71%             0.75%++

--------------------------------------------------------------------------------
+  Non-annualized
++ Annualized
(a) Net investment income per share was calculated using average shares outstanding.
(b) Excludes TBA securities.

                                                   PIMCO TOTAL RETURN PORTFOLIO

                                                           FOR THE YEARS ENDED DECEMBER 31,
                                                      ------------------------------------------
CLASS A                                                2007(A)  2006(A)  2005(A) 2004(A) 2003(A)
------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                     $11.80   $11.60 $11.40  $11.61  $11.34
                                                      --------- -------- ------  ------  ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                      0.56     0.49   0.40    0.20    0.28
NET REALIZED AND UNREALIZED GAINS (LOSSES)                 0.35     0.04 (0.12)    0.40    0.23
                                                      --------- -------- ------  ------  ------
TOTAL FROM INVESTMENT OPERATIONS                           0.91     0.53   0.28    0.60    0.51
                                                      --------- -------- ------  ------  ------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                     (0.42)   (0.32) (0.01)  (0.81)  (0.13)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS                --   (0.01) (0.07)      --  (0.11)
                                                      --------- -------- ------  ------  ------
TOTAL DISTRIBUTIONS                                      (0.42)   (0.33) (0.08)  (0.81)  (0.24)
                                                      --------- -------- ------  ------  ------
NET ASSET VALUE, END OF PERIOD                           $12.29   $11.80 $11.60  $11.40  $11.61
                                                      --------- -------- ------  ------  ------
TOTAL RETURN                                              7.85%    4.80%  2.46%   5.25%   4.53%
                                                      --------- -------- ------  ------  ------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                $3,045.1 $1,445.1 $912.6  $578.0  $194.5
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES**                                                0.54%    0.58%  0.57%   0.57%   0.59%
NET INVESTMENT INCOME                                     4.74%    4.28%  3.42%   1.69%   2.43%
PORTFOLIO TURNOVER RATE                               412.8%(b)   161.2% 344.2%  416.0%  547.1%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES**:                                                0.54%    0.58%  0.57%     N/A  0.57%*

--------------------------------------------------------------------------------
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
** Prior to 05/01/2003, broker rebates were excluded from the calculation of the expense limitation.
N/A Not applicable
(a) Net investment income per share was calculated using average shares outstanding.
(b) Excludes TBA securities.

  PIMCO TOTAL RETURN PORTFOLIO


                                                            FOR THE YEARS ENDED DECEMBER 31,
                                                      --------------------------------------------
CLASS B                                                2007(A)  2006(A)  2005(A)  2004(A)  2003(A)
--------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                     $11.69   $11.50   $11.32   $11.54 $11.29
                                                      --------- -------- -------- -------- ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                      0.53     0.46     0.37     0.19   0.24
NET REALIZED AND UNREALIZED GAINS (LOSSES)                 0.34     0.04   (0.12)     0.38   0.25
                                                      --------- -------- -------- -------- ------
TOTAL FROM INVESTMENT OPERATIONS                           0.87     0.50     0.25     0.57   0.49
                                                      --------- -------- -------- -------- ------
DISTRIBUTIONS:

DISTRIBUTIONS IN EXCESS OF NET INVESTMENT INCOME         (0.39)   (0.30)       --   (0.79) (0.13)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS                --   (0.01)   (0.07)       -- (0.11)
                                                      --------- -------- -------- -------- ------
TOTAL DISTRIBUTIONS                                      (0.39)   (0.31)   (0.07)   (0.79) (0.24)
                                                      --------- -------- -------- -------- ------
NET ASSET VALUE, END OF PERIOD                           $12.17   $11.69   $11.50   $11.32 $11.54
                                                      --------- -------- -------- -------- ------
TOTAL RETURN                                              7.56%    4.52%    2.25%    4.98%  4.31%
                                                      --------- -------- -------- -------- ------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                $1,274.4 $1,219.1 $1,107.7 $1,028.5 $893.8
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES**                                                0.79%    0.83%    0.82%    0.81%  0.83%
NET INVESTMENT INCOME                                     4.51%    4.01%    3.13%    1.66%  2.07%
PORTFOLIO TURNOVER RATE                               412.8%(b)   161.2%   344.2%   416.0% 547.1%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES**:                                                0.79%    0.83%    0.82%      N/A 0.82%*

--------------------------------------------------------------------------------
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
** Prior to 05/01/2003, broker rebates were excluded from the calculation of the expense limitation.
N/A Not applicable
(a) Net investment income per share was calculated using average shares outstanding.
(b) Excludes TBA securities.

                                                   PIMCO TOTAL RETURN PORTFOLIO

                                                          FOR THE YEARS ENDED DECEMBER 31,
                                                      -----------------------------------------
CLASS E                                                2007(A)  2006(A) 2005(A) 2004(A) 2003(A)
-----------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                     $11.73 $11.53  $11.34  $11.56  $11.30
                                                      --------- ------  ------  ------  ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                      0.54   0.47    0.39    0.21    0.23
NET REALIZED AND UNREALIZED GAINS (LOSSES)                 0.35   0.05  (0.13)    0.37    0.27
                                                      --------- ------  ------  ------  ------
TOTAL FROM INVESTMENT OPERATIONS                           0.89   0.52    0.26    0.58    0.50
                                                      --------- ------  ------  ------  ------
DISTRIBUTIONS:

DISTRIBUTIONS IN EXCESS OF NET INVESTMENT INCOME         (0.41) (0.31)      --  (0.80)  (0.13)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS                -- (0.01)  (0.07)      --  (0.11)
                                                      --------- ------  ------  ------  ------
TOTAL DISTRIBUTIONS                                      (0.41) (0.32)  (0.07)  (0.80)  (0.24)
                                                      --------- ------  ------  ------  ------
NET ASSET VALUE, END OF PERIOD                           $12.21 $11.73  $11.53  $11.34  $11.56
                                                      --------- ------  ------  ------  ------
TOTAL RETURN                                              7.63%  4.67%   2.33%   5.06%   4.44%
                                                      --------- ------  ------  ------  ------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                  $132.0 $132.5  $146.6  $146.6  $119.3
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES**                                                0.69%  0.72%   0.72%   0.71%   0.73%
NET INVESTMENT INCOME                                     4.61%  4.10%   3.24%   1.76%   2.02%
PORTFOLIO TURNOVER RATE                               412.8%(b) 161.2%  344.2%  416.0%  547.1%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES**:                                                0.69%  0.72%   0.72%     N/A  0.71%*

--------------------------------------------------------------------------------
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
** Prior to 05/01/2003, broker rebates were excluded from the calculation of the expense limitation.
N/A Not applicable
(a) Net investment income per share was calculated using average shares outstanding.
(b) Excludes TBA securities.

  RCM TECHNOLOGY PORTFOLIO



                                                          FOR THE YEARS ENDED DECEMBER 31,
                                                      -----------------------------------------
CLASS A                                               2007(A) 2006(A) 2005(A)  2004(A)  2003(A)
-----------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                    $5.39   $5.11   $4.62     $4.83   $3.06
                                                      ------- ------- ------- --------- -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT LOSS                                    (0.01)  (0.03)  (0.03)    (0.02)  (0.04)
NET REALIZED AND UNREALIZED GAINS (LOSSES)               1.66    0.31    0.56    (0.19)    1.81
                                                      ------- ------- ------- --------- -------
TOTAL FROM INVESTMENT OPERATIONS                         1.65    0.28    0.53    (0.21)    1.77
                                                      ------- ------- ------- --------- -------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                       --      --      --        --      --
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS          (0.22)      --  (0.04) (0.00)(b)      --
                                                      ------- ------- ------- --------- -------
TOTAL DISTRIBUTIONS                                    (0.22)      --  (0.04) (0.00)(b)      --
                                                      ------- ------- ------- --------- -------
NET ASSET VALUE, END OF PERIOD                          $6.82   $5.39   $5.11     $4.62   $4.83
                                                      ------- ------- ------- --------- -------
TOTAL RETURN                                           31.67%   5.48%  11.35%   (4.28)%  57.84%
                                                      ------- ------- ------- --------- -------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                 $64.8  $184.8  $129.3     $81.8   $47.2
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES**                                              0.95%   1.02%   1.10%     0.96%   1.10%
NET INVESTMENT LOSS                                   (0.20)% (0.57)% (0.69)%   (0.45)% (0.89)%
PORTFOLIO TURNOVER RATE                                206.8%  265.0%  290.7%    173.0%  313.0%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                0.97%  1.06%*   1.19%       N/A   1.26%
RATIO OF EXPENSES TO AVERAGE NET ASSETS AFTER BROKER
REBATES**:                                                N/A     N/A     N/A       N/A   1.04%

--------------------------------------------------------------------------------


* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
** Prior to 05/01/2003, broker rebates were excluded from the calculation of the expense limitation.
N/A Not applicable
(a) Net investment loss per share was calculated using average shares outstanding.
(b) Rounds to less than $0.005 per share.

                                                       RCM TECHNOLOGY PORTFOLIO



                                                           FOR THE YEARS ENDED DECEMBER 31,
                                                      ------------------------------------------
CLASS B                                               2007(A) 2006(A) 2005(A)  2004(A)   2003(A)
------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                    $5.32   $5.05   $4.58   $4.79      $3.04
                                                      ------- ------- ------- -------    -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT LOSS                                    (0.03)  (0.04)  (0.04)  (0.02)     (0.05)
NET REALIZED AND UNREALIZED GAINS (LOSSES)               1.65    0.31    0.55  (0.19)       1.80
                                                      ------- ------- ------- -------    -------
TOTAL FROM INVESTMENT OPERATIONS                         1.62    0.27    0.51  (0.21)       1.75
                                                      ------- ------- ------- -------    -------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                       --      --      --      --         --
DISTRIBUTIONS FORM NET REALIZED CAPITAL GAINS          (0.22)      --  (0.04)  (0.00)(b)      --
                                                      ------- ------- ------- -------    -------
TOTAL DISTRIBUTIONS                                    (0.22)      --  (0.04)  (0.00)(b)      --
                                                      ------- ------- ------- -------    -------
NET ASSET VALUE, END OF PERIOD                          $6.72   $5.32   $5.05   $4.58      $4.79
                                                      ------- ------- ------- -------    -------
TOTAL RETURN                                           31.52%   5.35%  11.01% (4.31)%     57.57%
                                                      ------- ------- ------- -------    -------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                $160.4   $91.9   $86.5  $100.2      $64.8
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES**                                              1.24%   1.28%   1.35%   1.21%      1.35%
NET INVESTMENT LOSS                                   (0.51)% (0.83)% (0.95)% (0.57)%    (1.14)%
PORTFOLIO TURNOVER RATE                                206.8%  265.0%  290.7%  173.0%     313.0%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT TO THE MANAGER AND BROKER
REBATES:                                                1.27%  1.31%*   1.44%     N/A      1.52%
RATIO OF EXPENSES TO AVERAGE NET ASSETS AFTER BROKER
REBATES**:                                                N/A     N/A     N/A     N/A      1.29%

--------------------------------------------------------------------------------


* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
** Prior to 05/01/2003, broker rebates were excluded from the calculation of the expense limitation.
N/A Not applicable
(a) Net investment loss per share was calculated using average shares outstanding.
(b) Rounds to less than $0.005 per share.

  RCM TECHNOLOGY PORTFOLIO



                                                          FOR THE YEARS ENDED DECEMBER 31,
                                                      -----------------------------------------
CLASS E                                               2007(A) 2006(A) 2005(A)  2004(A)  2003(A)
-----------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                    $5.34   $5.07   $4.59     $4.80   $3.05
                                                      ------- ------- ------- --------- -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT LOSS                                    (0.03)  (0.04)  (0.04)    (0.02)  (0.05)
NET REALIZED AND UNREALIZED GAINS (LOSSES)               1.67    0.31    0.56    (0.19)    1.80
                                                      ------- ------- ------- --------- -------
TOTAL FROM INVESTMENT OPERATIONS                         1.64    0.27    0.52    (0.21)    1.75
                                                      ------- ------- ------- --------- -------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                       --      --      --        --      --
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS          (0.22)      --  (0.04) (0.00)(b)      --
                                                      ------- ------- ------- --------- -------
TOTAL DISTRIBUTIONS:                                   (0.22)      --  (0.04) (0.00)(b)      --
                                                      ------- ------- ------- --------- -------
NET ASSET VALUE, END OF PERIOD                          $6.76   $5.34   $5.07     $4.59   $4.80
                                                      ------- ------- ------- --------- -------
TOTAL RETURN                                           31.78%   5.33%  11.21%   (4.30)%  57.88%
                                                      ------- ------- ------- --------- -------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                 $27.1   $16.7   $18.6     $20.3   $15.5
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES**                                              1.14%   1.18%   1.25%     1.10%   1.25%
NET INVESTMENT LOSS                                   (0.42)% (0.74)% (0.85)%   (0.55)% (1.07)%
PORTFOLIO TURNOVER RATE                                206.8%  265.0%  290.7%    173.0%  313.0%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT TO THE MANAGER AND BROKER
REBATES:                                                1.18%  1.21%*   1.34%       N/A   1.37%
RATIO OF EXPENSES TO AVERAGE NET ASSETS AFTER BROKER
REBATES**:                                                N/A     N/A     N/A       N/A   1.22%

--------------------------------------------------------------------------------

* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.

** Prior to 05/01/2003, broker rebates were excluded from the calculation of the expense limitation.
N/A Not applicable
(a) Net investment loss per share was calculated using average shares outstanding.

(b) Rounds to less than $0.005 per share.

                                         T. ROWE PRICE MID CAP GROWTH PORTFOLIO

                                                         FOR THE YEARS ENDED DECEMBER 31,
                                                      ---------------------------------------
CLASS A                                               2007(A) 2006(A) 2005(A) 2004(A) 2003(A)
---------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                   $8.76   $8.49    $7.55   $6.39   $4.66
                                                      ------  ------  ------- ------- -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME (LOSS)                            0.02    0.03   (0.01)  (0.03)  (0.02)
NET REALIZED AND UNREALIZED GAINS                       1.50    0.53     1.13    1.19    1.75
                                                      ------  ------  ------- ------- -------
TOTAL FROM INVESTMENT OPERATIONS                        1.52    0.56     1.12    1.16    1.73
                                                      ------  ------  ------- ------- -------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                  (0.02)      --       --      --      --
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS         (0.43)  (0.29)   (0.18)      --      --
                                                      ------  ------  ------- ------- -------
TOTAL DISTRIBUTIONS                                   (0.45)  (0.29)   (0.18)      --      --
                                                      ------  ------  ------- ------- -------
NET ASSET VALUE, END OF PERIOD                         $9.83   $8.76    $8.49   $7.55   $6.39
                                                      ------  ------  ------- ------- -------
TOTAL RETURN                                          17.85%   6.56%   14.87%  18.15%  37.12%
                                                      ------  ------  ------- ------- -------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)               $524.2  $386.8   $258.6  $145.7   $34.8
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES**                                             0.78%   0.81%    0.80%   0.90%   0.91%
NET INVESTMENT INCOME (LOSS)                           0.16%   0.32%  (0.08)% (0.41)% (0.37)%
PORTFOLIO TURNOVER RATE                                35.5%   33.7%    23.0%   51.7%   56.5%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                               0.80%   0.81%    0.81%  0.83%*  0.92%*
RATIO OF EXPENSES TO AVERAGE NET ASSETS AFTER BROKER
REBATES**:                                               N/A     N/A      N/A     N/A   0.83%

--------------------------------------------------------------------------------
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
** Prior to 05/01/2003, broker rebates were excluded from the calculation of the expense limitation.
N/A Not applicable
(a) Net investment income (loss) per share was calculated using average shares outstanding.

  T. ROWE PRICE MID CAP GROWTH PORTFOLIO

                                                         FOR THE YEARS ENDED DECEMBER 31,
                                                      ---------------------------------------
CLASS B                                               2007(A) 2006(A) 2005(A) 2004(A) 2003(A)
---------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                    $8.62  $8.38    $7.47   $6.34   $4.64
                                                      ------- ------  ------- ------- -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME (LOSS)                           (0.01)   0.01   (0.03)  (0.05)  (0.04)
NET REALIZED AND UNREALIZED GAINS                        1.48   0.52     1.12    1.18    1.74
                                                      ------- ------  ------- ------- -------
TOTAL FROM INVESTMENT OPERATIONS                         1.47   0.53     1.09    1.13    1.70
                                                      ------- ------  ------- ------- -------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                  (0.00)+     --       --      --      --
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS          (0.43) (0.29)   (0.18)      --      --
                                                      ------- ------  ------- ------- -------
TOTAL DISTRIBUTIONS                                    (0.43) (0.29)   (0.18)      --      --
                                                      ------- ------  ------- ------- -------
NET ASSET VALUE, END OF PERIOD                          $9.66  $8.62    $8.38   $7.47   $6.34
                                                      ------- ------  ------- ------- -------
TOTAL RETURN                                           17.64%  6.16%   14.63%  17.82%  36.64%
                                                      ------- ------  ------- ------- -------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                $523.0 $453.6   $422.6  $345.0  $307.7
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES**                                              1.03%  1.05%    1.05%   1.16%   1.18%
NET INVESTMENT INCOME (LOSS)                          (0.08)%  0.12%  (0.34)% (0.69)% (0.64)%
PORTFOLIO TURNOVER RATE                                 35.5%  33.7%    23.0%   51.7%   56.5%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                1.05%  1.06%    1.06%  1.07%*  1.16%*
RATIO OF EXPENSES TO AVERAGE NET ASSETS AFTER BROKER
REBATES**:                                                N/A    N/A      N/A     N/A   1.12%

--------------------------------------------------------------------------------
+  Rounds to less than $0.005 per share.
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
** Prior to 05/01/2003, broker rebates were excluded from the calculation of the expense limitation.
N/A Not applicable
(a) Net investment income (loss) per share was calculated using average shares outstanding.

                                         T. ROWE PRICE MID CAP GROWTH PORTFOLIO


                                                         FOR THE YEARS ENDED DECEMBER 31,
                                                      ---------------------------------------
CLASS E                                               2007(A) 2006(A) 2005(A) 2004(A) 2003(A)
---------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                   $8.67   $8.42    $7.50   $6.36   $4.65
                                                      ------  ------  ------- ------- -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME (LOSS)                           0.00+    0.02   (0.02)  (0.04)  (0.03)
NET REALIZED AND UNREALIZED GAINS                       1.49    0.52     1.12    1.18    1.74
                                                      ------  ------  ------- ------- -------
TOTAL FROM INVESTMENT OPERATIONS                        1.49    0.54     1.10    1.14    1.71
                                                      ------  ------  ------- ------- -------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                  (0.01)      --       --      --      --
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS         (0.43)  (0.29)   (0.18)      --      --
                                                      ------  ------  ------- ------- -------
TOTAL DISTRIBUTIONS                                   (0.44)  (0.29)   (0.18)      --      --
                                                      ------  ------  ------- ------- -------
NET ASSET VALUE, END OF PERIOD                         $9.72   $8.67    $8.42   $7.50   $6.36
                                                      ------  ------  ------- ------- -------
TOTAL RETURN                                          17.62%   6.38%   14.70%  17.92%  36.77%
                                                      ------  ------  ------- ------- -------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                $37.3   $25.0    $25.4   $21.5   $10.8
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES**                                             0.93%   0.95%    0.95%   1.05%   1.08%
NET INVESTMENT INCOME (LOSS)                          0.00%+   0.22%  (0.24)% (0.57)% (0.54)%
PORTFOLIO TURNOVER RATE                                35.5%   33.7%    23.0%   51.7%   56.5%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                               0.95%   0.96%    0.96%  0.97%*  1.06%*
RATIO OF EXPENSES TO AVERAGE NET ASSETS AFTER BROKER
REBATES**:                                               N/A     N/A      N/A     N/A   1.01%

--------------------------------------------------------------------------------
+  Rounds to less than $0.005 per share.
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
** Prior to 05/01/2003, broker rebates were excluded from the calculation of the expense limitation.
N/A Not applicable
(a) Net investment income (loss) per share was calculated using average shares outstanding.

FOR MORE INFORMATION

If you would like more information about a Portfolio, the following documents are available to you free upon request:

ANNUAL/SEMI-ANNUAL REPORTS

Contain additional information about a Portfolio's performance. In a Portfolio's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION ("SAI")

Provides a fuller technical and legal description of the Portfolio's policies, investment restrictions, and business structure. The SAI is legally considered to be a part of this Prospectus.

IF YOU WOULD LIKE A COPY OF THE CURRENT VERSIONS OF THESE DOCUMENTS, OR OTHER INFORMATION ABOUT A PORTFOLIO, CONTACT:

                          MET INVESTORS SERIES TRUST
                                 5 PARK PLAZA
                                  SUITE 1900
                           IRVINE, CALIFORNIA 92614

                                1-800-848-3854

Free copies of the SAI and Annual and Semi-Annual Reports are available at the following website: www.metlifeinvestors.com

Information about a Portfolio, including the Annual and Semi-annual Reports and SAI, may also be obtained from the Securities and Exchange Commission ("SEC"):

[_] IN PERSONReview and copy documents in the SEC's Public Reference Room in
             Washington, D.C. (for information call 202-551-8090).

[_] ON LINE  Retrieve information from the EDGAR database on the SEC's web site at: http://www.sec.gov.

[_] BY MAIL  Request documents, upon payment of a duplicating fee, by writing to SEC, Public Reference Section, Washington, D.C. 20549 or by e-mailing the SEC at publicinfo@sec.gov.

                             SEC FILE # 811-10183

                                 MET INVESTORS
                            S E R I E S   T R U S T

                      Met/AIM Small Cap Growth Portfolio

                    Harris Oakmark International Portfolio


                           Lazard Mid Cap Portfolio


                    Loomis Sayles Global Markets Portfolio

                     Lord Abbett Bond Debenture Portfolio

                    Lord Abbett Growth and Income Portfolio

                   MFS(R) Emerging Markets Equity Portfolio

                    MFS(R) Research International Portfolio

                         PIMCO Total Return Portfolio


                      Class A, Class B and Class E Shares


                                __PROSPECTUS__


                                APRIL 28, 2008



Like all securities, these securities have not been approved or disapproved by the

Securities and Exchange Commission, nor has the Securities and Exchange

Commission passed upon the accuracy or adequacy of this Prospectus.

           Any representation to the contrary is a criminal offense.

                           ____TABLE OF CONTENTS____


                                                             PAGE

           INTRODUCTION                                       3
              Understanding the Trust                         3
              Understanding the Portfolios                    3

           THE PORTFOLIOS                                     5

             INVESTMENT SUMMARY                               5
              Met/AIM Small Cap Growth Portfolio              6
              Harris Oakmark International Portfolio          9
              Lazard Mid Cap Portfolio                        13
              Loomis Sayles Global Markets Portfolio          17
              Lord Abbett Bond Debenture Portfolio            21
              Lord Abbett Growth and Income Portfolio         26
              MFS(R) Emerging Markets Equity Portfolio        29
              MFS(R) Research International Portfolio         33
              PIMCO Total Return Portfolio                    37

             PRIMARY RISKS OF INVESTING IN THE PORTFOLIOS     42
             ADDITIONAL INVESTMENT STRATEGIES                 46
             MANAGEMENT                                       58
              The Manager                                     58
              The Advisers                                    59
              Distribution Plans                              65

           YOUR INVESTMENT                                    66
              Shareholder Information                         66
              Dividends, Distributions and Taxes              66
              Sales and Purchases of Shares                   68

           FINANCIAL HIGHLIGHTS                               72

           FOR MORE INFORMATION                           Back Cover

INTRODUCTION

UNDERSTANDING THE TRUST


Met Investors Series Trust (the "Trust") is an open-end management investment company that offers a selection of fifty-two managed investment portfolios or mutual funds, only nine of which are offered through this Prospectus (the "Portfolios"). Each of the nine Portfolios described in this Prospectus has its own investment objective designed to meet different investment goals. Please see the Investment Summary section of this Prospectus for specific information on each Portfolio.


  INVESTING THROUGH A VARIABLE INSURANCE CONTRACT


  Class A, Class B and Class E shares of the Portfolios are currently only sold to separate accounts of Metropolitan Life Insurance Company and certain of its affiliates (collectively, "MetLife" or the "Insurance Companies") to fund the benefits under certain individual flexible premium variable life insurance policies and individual and group variable annuity contracts (collectively, "Contracts"). As a Contract owner, your premium payments are allocated to one or more of the Portfolios in accordance with your Contract.


  A particular Portfolio or class of a Portfolio of the Trust may not be available under the Contract you have chosen. The prospectus for the Contracts shows the Portfolios and classes available to you. Please read this Prospectus carefully before selecting a Portfolio. It provides information to assist you in your decision. If you would like additional information about a Portfolio, please request a copy of the Statement of Additional Information ("SAI"). For details about how to obtain a copy of the SAI and other reports and information, see the back cover of this Prospectus. The SAI is incorporated by reference into this Prospectus.

  Some of the Portfolios have names and investment objectives that are very similar to certain publicly available mutual funds that are managed by the same investment advisers. The Portfolios in this Prospectus are not those publicly available mutual funds and will not have the same performance. Different performance will result from such factors as different implementation of investment policies, different investment restrictions, different cash flows into and out of the Portfolios, different fees, and different asset sizes.

UNDERSTANDING THE PORTFOLIOS

After this Introduction you will find an Investment Summary for each Portfolio. Each Investment Summary presents important facts about a Portfolio, including information about its investment objective, principal investment strategy, primary risks, fees and expenses and past performance.

Each of the Portfolios falls into one of two categories of funds: equity funds and fixed income funds. A particular type of Portfolio may be more appropriate for you depending upon your investment needs.


 PLEASE SEE THE CONTRACT PROSPECTUS FOR A DETAILED EXPLANATION OF YOUR CONTRACT.

DESCRIPTION OF TYPES OF FUNDS:

  EQUITY FUNDS

  Although they may involve more risk, historically, equity securities such as common stocks have offered higher returns than bonds or other investments over the long term. A domestic equity fund principally invests in equity securities of U.S. companies and may also, to a minor extent, invest in securities of companies located outside the United States. An international equity fund principally invests in the equity securities of companies located outside the United States.

  FIXED INCOME FUNDS

  Fixed income securities are securities that pay a specified rate of return. Historically, fixed income funds are not as volatile as equity funds. These funds may lend stability to a portfolio made up primarily of stocks.

--------------------------------------------------------------------------------

BEFORE YOU CHOOSE A PORTFOLIO, PLEASE CONSIDER...

All of the Portfolios involve risk, but there is also the potential for reward. You can lose money--and you can make money. The Portfolios are structured so that each offers a different degree of risk and reward than others.

WHAT RISK/REWARD LEVEL IS FOR YOU? ASK YOURSELF THE FOLLOWING:
(1) HOW WELL DO I HANDLE FLUCTUATIONS IN MY ACCOUNT VALUE?

    The greater the degree of risk for a Portfolio, the more its price is likely to move up and down on a day to day basis. If this makes you uncomfortable, you may prefer an investment that is less risky and that may not fluctuate in price as much.

(2) AM I LOOKING FOR A HIGHER RATE OF RETURN?

    Generally, the higher the potential return, the higher the risk. If you find the potential to make money is worth the possibility of losing more, then a Portfolio with a higher risk may be right for you.

A final note: These Portfolios are designed for long-term investment.

                                THE PORTFOLIOS

INVESTMENT SUMMARY

Each Portfolio's summary discusses the following:

    INVESTMENT OBJECTIVE
    What is the Portfolio's investment goal?

    PRINCIPAL INVESTMENT STRATEGY
    How does the Portfolio attempt to achieve its investment goal? What types of investments does it contain? What style of investing and investment philosophy does it follow?

    PRIMARY RISKS
    What are the specific risks of investing in the Portfolio?

    PAST PERFORMANCE
    How well has the Portfolio performed over time?

    FEES AND EXPENSES
    What is the cost of investing in the Portfolio?

In addition to its principal investment strategy, each Portfolio may invest in various types of securities and engage in various investment techniques and practices which are not the principal focus of the Portfolio and therefore are not described in the Investment Summary section of the Prospectus. These other securities and investment techniques and practices in which a Portfolio may engage, together with their risks, are briefly discussed in "Additional Investment Strategies" in this Prospectus.

Following the Investment Summary is the section entitled "Primary Risks of Investing in the Portfolios" which lists some of the factors that may affect the value of a Portfolio's investments.

The SAI provides more detailed information regarding the various types of securities that a Portfolio may purchase and certain investment techniques and practices of its Adviser.

The Contracts may be sold by banks. AN INVESTMENT IN A PORTFOLIO OF THE TRUST THROUGH A CONTRACT IS NOT A DEPOSIT OR OBLIGATION OF, OR GUARANTEED BY, ANY BANK, AND IS NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY OF THE U.S. GOVERNMENT.


 EACH PORTFOLIO IN THIS PROSPECTUS IS A MUTUAL FUND: A POOLED INVESTMENT THAT IS PROFESSIONALLY MANAGED AND THAT GIVES YOU THE OPPORTUNITY TO PARTICIPATE IN FINANCIAL MARKETS. EACH PORTFOLIO STRIVES TO REACH ITS STATED INVESTMENT OBJECTIVE, WHICH CAN BE CHANGED WITHOUT SHAREHOLDER APPROVAL. AS WITH ALL MUTUAL FUNDS, THERE IS NO GUARANTEE THAT A PORTFOLIO WILL ACHIEVE ITS INVESTMENT OBJECTIVE.


 A PORTFOLIO'S ADVISER MAY SELL A PORTFOLIO SECURITY WHEN THE VALUE OF THE INVESTMENT REACHES OR EXCEEDS ITS ESTIMATED FAIR VALUE, TO TAKE ADVANTAGE OF MORE ATTRACTIVE INVESTMENT OPPORTUNITIES, WHEN THE ISSUER'S INVESTMENT FUNDAMENTALS BEGIN TO DETERIORATE, WHEN THE PORTFOLIO MUST MEET REDEMPTIONS, OR FOR OTHER INVESTMENT REASONS.

                      MET/AIM SMALL CAP GROWTH PORTFOLIO

INVESTMENT OBJECTIVE:

Long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGY:

The Portfolio seeks to meet its objective by investing, normally, at least 80% of its net assets in securities of small-cap companies. In complying with this 80% investment requirement, the Portfolio will invest primarily in marketable equity securities, including convertible securities, but its investments may include other securities, such as synthetic instruments. Synthetic instruments are investments that have economic characteristics similar to the Portfolio's direct investments, and may include warrants, futures, options, exchange-traded funds and American Depositary Receipts. The Portfolio considers a company to be a small-cap company if it has a market capitalization, at the time of purchase, no larger than the largest capitalized company included in the Russell 2000 Index during the most recent 11-month period (based on month-end data) plus the most recent data during the current month, within the range of market capitalizations of companies included in the Russell 2000 Index.

The Portfolio may invest up to 20% of its net assets in equity securities of issuers that have market capitalizations, at the time of purchase, outside of the range of market capitalizations of companies included in the Russell 2000 Index, and in investment-grade non-convertible debt securities, U.S. government securities and high-quality money market instruments. The Portfolio may also invest up to 25% of its total assets in foreign securities. For risk management purposes, the Portfolio may hold a portion of its assets in cash or cash equivalents, including money market instruments.

In selecting investments, the portfolio managers seek to identify those companies that have strong earnings momentum or demonstrate other potential for growth of capital. The portfolio managers anticipate that the Portfolio, when fully invested, will generally be comprised of companies that are currently experiencing a greater than anticipated increase in earnings.

PRIMARY RISKS:


The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail starting on page 42, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:


  .  Market risk

  .  Market capitalization risk

  .  Investment style risk

  .  Foreign investment risk

The Portfolio's investments in derivatives can significantly increase the Portfolio's exposure to market risk or credit risk of the counterparty. Derivatives also involve the risk of or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the relevant assets, rates and indices.

PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

The bar chart below shows you the performance of the Portfolio's Class B shares, the Portfolio's oldest Class, for each full calendar year since its inception and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart.

               Year-by-Year Total Return as of 12/31 of Each Year

                                    [CHART]

        02        03          04          05          06         07
     ------     ------       -----      ------     ------     ------
    -27.50%     38.86%       6.43%       8.27%      14.18%     11.07%

                   High Quarter:   2nd - 2003      +20.75%
                   Low Quarter:    3rd - 2002      -18.43%



The table below compares the Portfolio's Class A, Class B and Class E shares' average annual compounded total returns for the 1- and 5-year periods and from inception through 12/31/07 with the Russell 2000 Index and the Russell 2000 Growth Index. The Russell 2000 Index is an unmanaged index which measures the performance of the 2,000 smallest companies in the Russell 3000 Index. The Russell 2000 Growth Index is an unmanaged index which measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.



---------------------------------------------------------------
        Average Annual Total Return as of 12/31/07
--------------------------------------------------------------
                                              Since   Inception
                             1 Year  5 Year Inception   Date
 -------------------------   ------- ------ --------- ---------
Class A                      11.40%  15.39%    6.91%    1/2/02
Class B                      11.07%  15.20%    9.39%   10/9/01
Class E                      11.20%  15.34%    7.66%    4/1/02
Russell 2000 Index           -1.57%  16.25%   12.12%*
Russell 2000 Growth Index     7.05%  16.50%   10.70%*
* Index performance is from 10/1/01.




 PORTFOLIO MANAGEMENT:

..  Invesco Aim Capital Management, Inc. see page 60

..  For financial highlights see page 72

FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2007 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)



                                          Class A Class B Class E
-----------------------------------------------------------------
Management Fee                             0.86%   0.86%   0.86%
-----------------------------------------------------------------
12b-1 Fees                                 None    0.25%   0.15%
-----------------------------------------------------------------
Other Expenses                             0.06%   0.06%   0.06%
-----------------------------------------------------------------
Total Annual Portfolio Operating Expenses  0.92%   1.17%   1.07%
-----------------------------------------------------------------



EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES



         Class A  Class B  Class E
-----------------------------------
1 Year   $     94 $    120 $    110
-----------------------------------
3 Years  $    295 $    374 $    342
-----------------------------------
5 Years  $    511 $    647 $    593
-----------------------------------
10 Years $  1,135 $  1,427 $  1,311
-----------------------------------

                    HARRIS OAKMARK INTERNATIONAL PORTFOLIO

INVESTMENT OBJECTIVE:

Long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGY:

Under normal market conditions, the Portfolio invests primarily in common stocks of non-U.S. companies. The Portfolio may invest in mature markets (examples are Japan, Canada, and the United Kingdom) and in less developed markets (examples are Mexico, Brazil, and Korea). Ordinarily, the Portfolio will invest in the securities of at least five countries outside the U.S. There are no geographic limits on the Portfolio's foreign investments, but the Portfolio does not expect to invest more than 35% of its assets in securities of companies based in emerging markets. The Portfolio may invest in the equity securities of companies of any market capitalization.

The Portfolio's Adviser uses a value investment style in selecting equity securities for the Portfolio. The Adviser believes that over time, a company's stock price converges with its true business value. By "true business value" the Adviser means its estimate of the price that is determined by the cash it generates. The Adviser believes that investing in equity securities priced significantly below what is believed to be the true business value presents the best opportunity to achieve the Portfolio's investment objective. The Adviser uses this value philosophy to identify companies that it believes have discounted stock prices compared to the companies' true business values.



PRIMARY RISKS:


The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail starting on page 42, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:


  .  Market risk

  .  Foreign investment risk

  .  Market capitalization risk

  .  Investment style risk

In addition, investments in emerging markets include all of the risks of investments in foreign securities and are subject to severe price declines. The economic and political structures of developing nations, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity. Such countries may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners and economies based on only a few industries. For these reasons, all of the risks of investing in foreign securities are heightened by investing in emerging market countries. The markets of developing countries have been more volatile than the markets of developed countries with more mature economies. These markets often have provided significantly higher or lower rates of return than developed markets, and significantly greater risks, to investors.

 PORTFOLIO MANAGEMENT:

..  Harris Associates L.P. see page 60

..  For financial highlights see page 75





PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.




The bar chart below shows you the performance of the Portfolio's Class B shares, the Portfolio's oldest Class, for each full calendar year since its inception and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart. Effective January 1, 2003, Harris Associates L.P. became the Portfolio's Adviser. Investment performance information prior to that date is attributable to the Portfolio's former investment adviser.

Year-by-Year Total Return as of 12/31 of Each Year

                                     [CHART]

  02       03      04      05       06      07
------   ------  ------  ------   ------  ------
-18.09%  34.96%  20.52%  14.24%   28.85%  -1.12%



High Quarter:   2nd - 2003      +24.90%
Low Quarter:    3rd - 2002      -16.81%

The table below compares the Portfolio's Class A, Class B and Class E shares' average annual compounded total returns for the 1- and 5-year periods and from inception through 12/31/07 with the Morgan Stanley Capital International Europe, Australia and Far East ("MSCI EAFE" Index), a widely recognized unmanaged index which is an aggregate of 15 individual country indices that collectively represent many of the major markets of the world. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.



   Average Annual Total Return as of 12/31/07
-------------------------------------------------
                                Since   Inception
                1 Year 5 Year Inception   Date
--------------- ------ ------ --------- ---------
Class A         -0.86% 19.12%   12.02%    1/2/02
Class B         -1.12% 18.81%   12.88%   10/9/01
Class E         -1.00% 18.94%   12.57%    4/1/02
MSCI EAFE Index 11.63% 22.08%   15.39%*
* Index performance is from 10/1/01.



FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2007 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)



                                          Class A Class B Class E
-----------------------------------------------------------------
Management Fee                             0.77%   0.77%   0.77%
-----------------------------------------------------------------
12b-1 Fees                                 None    0.25%   0.15%
-----------------------------------------------------------------
Other Expenses                             0.09%   0.08%   0.08%
-----------------------------------------------------------------
Total Annual Portfolio Operating Expenses  0.86%   1.10%   1.00%
-----------------------------------------------------------------



EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES



         Class A  Class B  Class E
-----------------------------------
1 Year   $     88 $    113 $    103
-----------------------------------
3 Years  $    275 $    352 $    320
-----------------------------------
5 Years  $    479 $    609 $    555
-----------------------------------
10 Years $  1,064 $  1,346 $  1,229
-----------------------------------

                           LAZARD MID CAP PORTFOLIO


INVESTMENT OBJECTIVE:

Long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGY:

The Portfolio seeks to meet its objective by investing, normally, at least 80% of its net assets in equity securities, including convertible securities, of mid-cap companies. In complying with this 80% investment requirement, the Portfolio's investments may include synthetic instruments. Synthetic instruments are investments that have economic characteristics similar to the Portfolio's direct investments, and may include warrants, futures, options, exchange-traded funds and American Depositary Receipts. The Portfolio considers a company to be a mid-cap company if it has a market capitalization, at the time of purchase, within the range of the largest and smallest capitalized companies included in the Russell Midcap Index during the most recent 11-month period (based on month-end data) plus the most recent data during the current month.

The Portfolio may invest up to 20% of its net assets in equity securities of companies in other market capitalization ranges and in investment grade debt securities. The Portfolio may also invest up to 25% of its total assets in foreign securities. For risk management purposes, the Portfolio may hold a portion of its assets in cash or cash equivalents, including money market instruments.

In selecting investments, the portfolio managers seek to identify those companies that are, in their view, undervalued relative to current or projected earnings, or the current market value of assets owned by the company. The primary emphasis of the portfolio managers' search for undervalued equity securities is in four categories: (1) out-of-favor cyclical growth companies;
(2) established growth companies that are undervalued compared to historical relative valuation parameters; (3) companies where there is early but tangible evidence of improving prospects which are not yet reflected in the value of the companies' equity securities; and (4) companies whose equity securities are selling at prices that do not yet reflect the current market value of their assets.

PRIMARY RISKS:


The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail starting on page 42, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:


  .  Market risk

  .  Foreign investment risk

  .  Market capitalization risk

  .  Investment style risk

 PORTFOLIO MANAGEMENT:

..  Lazard Asset Management LLC see page 61

..  For financial highlights see page 78



The Portfolio's investments in derivatives can significantly increase the Portfolio's exposure to market risk or credit risk of the counterparty. Derivatives can also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the relevant assets, rates and indices.

PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.




The bar chart below shows you the performance of the Portfolio's Class B shares, the Portfolio's oldest Class, for each full calendar year since its inception and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart. Effective December 19, 2005, Lazard Asset Management LLC became the Portfolio's Adviser. Investment performance information prior to that date is attributable to the Portfolio's former investment adviser.

               Year-by-Year Total Return as of 12/31 of Each Year

                                    [CHART]

                    02       03      04      05      06      07
                  -------  ------  ------  ------  ------  ------
                  -10.82%  26.03%  14.32%   8.06%  14.67%  -2.71%

                      High Quarter: 2nd - 2003 +15.66%
                      Low Quarter:  3rd - 2002 -14.33%

The table below compares the Portfolio's Class A, Class B and Class E shares' average annual compounded total returns for the 1- and 5-year periods and from inception through 12/31/07 with the Russell Midcap Index. The Russell Midcap Index measures the performance of the 800 companies in the Russell 1000 Index with the lowest market capitalization. These companies are considered representative of medium-sized companies. The median market capitalization was approximately $3.99 billion as of January 31, 2008. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.



      Average Annual Total Return as of 12/31/07
---------------------------------------------------------------
                                               Since   Inception
                          1 Year     5 Years Inception   Date
  --------------------    ---------- ------- --------- ---------
Class A                   -2.47%      11.96%    7.91%    1/2/02
Class B                   -2.71%      11.72%    9.01%   10/9/01
Class E                   -2.64%      11.82%    7.09%    4/1/02
Russell Midcap Index       5.60%      18.21%   14.00%*
* Index performance is from 10/1/01.



For information on Lazard Asset Management LLC's prior performance with a comparable fund, see page 61.

FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2007 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)



                                           Class A Class B Class E
------------------------------------------ ------- ------- -------
Management Fee                              0.69%   0.69%   0.69%
------------------------------------------------------------------
12b-1 Fees                                  None    0.25%   0.15%
------------------------------------------------------------------
Other Expenses                              0.07%   0.06%   0.06%
------------------------------------------------------------------
Total Annual Portfolio Operating Expenses*  0.76%   1.00%   0.90%
------------------------------------------------------------------



        * Met Investors Advisory, LLC (the "Manager") and the Trust have entered into an Expense Limitation Agreement whereby the total Annual Portfolio Operating Expenses for the Class A, Class B and Class E shares of the Portfolio will not exceed 0.80%, 1.05% and 0.95%, respectively, for the period ended April 30, 2009 and in any year in which the Agreement is in effect. Under certain circumstances, any fees waived or expenses reimbursed by the Manager may, with the approval of the Trust's Board of Trustees, be repaid to the Manager.

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same and that all expense limitations remain in effect only for the period ended April 30, 2009. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES



         Class A  Class B  Class E
-----------------------------------
1 Year   $     78 $    103 $     92
-----------------------------------
3 Years  $    244 $    320 $    288
-----------------------------------
5 Years  $    424 $    555 $    500
-----------------------------------
10 Years $    945 $  1,229 $  1,112
-----------------------------------

                    LOOMIS SAYLES GLOBAL MARKETS PORTFOLIO

INVESTMENT OBJECTIVE:

High total investment return through a combination of capital appreciation and income.

PRINCIPAL INVESTMENT STRATEGY:

The Portfolio invests primarily in equity and fixed income securities of U.S. and foreign issuers, including securities of issuers located in countries with emerging securities markets. The Adviser's Global Asset Allocation Group allocates the Portfolio's assets among the following four sectors.

  .  Domestic equities

  .  International equities

  .  Domestic fixed income securities

  .  International fixed income securities

In deciding how to allocate the Portfolio's assets among the four sectors, the Adviser attempts to determine the relative attractiveness of each of the four sectors based on fundamental factors such as economic cycles, relative interest rates, stock market valuations, and currency considerations.

In deciding which domestic and international equity securities to buy and sell, the Adviser generally looks for companies that it believes have the potential for superior earnings growth relative to current value.

In deciding which domestic and international fixed income securities to buy and sell, the Adviser generally looks for securities that it believes are undervalued and have the potential for credit upgrades. The Adviser may hedge currency risk for the Portfolio if it believes the outlook for a particular foreign currency is unfavorable.

The Portfolio may engage in foreign currency hedging transactions and options and futures transactions. The Portfolio also may invest in collateralized mortgage obligations, convertible securities, U.S. and foreign government securities, mortgage-backed securities, mortgage dollar rolls, depositary receipts, forward commitments, when-issued, delayed-delivery securities, and real estate investment trusts.

PRIMARY RISKS:


The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail starting on page 42, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:


  .  Market risk

  .  Market capitalization risk

  .  Investment style risk

  .  Foreign investment risk

  .  Real estate investment risk

  .  Interest rate risk

  .  Credit risk

In addition, investments in emerging markets include all of the risks of investments in foreign securities and are subject to severe price declines. The economic and political structures of developing nations, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity. Such countries may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners and economies based on only a few industries. For these reasons, all of the risks of investing in foreign securities are heightened by investing in emerging markets countries. The markets of developing countries have been more volatile than the markets of developed countries with more mature economies. These markets often have provided significantly higher or lower rates of return than developed markets, and significantly greater risks, to investors.

Mortgage-related securities may be issued or guaranteed by the U.S. Government, its agencies or instrumentalities or may be issued by private issuers and as such are not guaranteed by the U.S. Government, its agencies or instrumentalities. Like other debt securities, changes in interest rates generally affect the value of a mortgage-backed security. Additionally, some mortgage-backed securities may be structured so that they may be particularly sensitive to interest rates.

Investments in mortgage-related securities are also subject to special risks of prepayment. Prepayment risk occurs when the issuer of a security can prepay the principal prior to the security's maturity. Securities subject to prepayment risk, including the collateralized mortgage obligations and other mortgage-related securities that the Portfolio can buy, generally offer less potential for gains when prevailing interest rates decline, and have greater potential for loss when interest rates rise depending upon the coupon of the underlying securities. The impact of prepayments on the price of a security may be difficult to predict and may increase the volatility of the price. In addition, early repayment of mortgages underlying these securities may expose the Portfolio to a lower rate of return when it reinvests the principal. Further, the Portfolio may buy mortgage-related securities at a premium. Accelerated prepayments on those securities could cause the Portfolio to lose a portion of its principal investment represented by the premium the Portfolio paid.

If interest rates rise rapidly, prepayments may occur at slower rates than expected, which could have the effect of lengthening the expected maturity of a short- or medium-term security. That could cause its value to fluctuate more widely in response to changes in interest rates. In turn, this could cause the value of the Portfolio's shares to fluctuate more.

The Portfolio's investments in derivatives can significantly increase the Portfolio's exposure to market risk or credit risk of the counterparty. Derivatives can also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the relevant assets, rates and indices.

PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

The bar chart below shows you the performance of the Portfolio's Class B shares for each full calendar year since its inception. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart.


                  Year-by-Year Total Return as of 12/31

                                [CHART]

                                  2007
                                 ------
                                 27.85%

     High Quarter:    3rd - 2007     +8.98%
     Low Quarter:     1st - 2007     +2.81%



The table below compares the Portfolio's Class A and Class B shares' average annual compounded total returns for the 1-year period and since inception through 12/31/07 with the MSCI World Index and the Citigroup World Government Bond Index ("Citigroup WGBI"). MSCI World Index is an unmanaged full-float adjusted market capitalization index that is designed to measure global developed market equity performance. The Citigroup WGBI is a market capitalization weighted index consisting of the government bond markets of the following countries: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Italy, Japan, Netherlands, Spain, Sweden, Switzerland, United Kingdom, and United States. Country eligibility is determined based upon market capitalization and investability criteria. The index includes all fixed-rate bonds with a remaining maturity of one year or longer and with amounts outstanding of at least the equivalent of U.S. $25 million. Government securities typically exclude floating or variable rate bonds, U.S./Canadian savings bonds and private placements. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.



Average Annual Total Return as of 12/31/07
-------------------------------------------
                          Since   Inception
                 1 Year Inception   Date
---------------- ------ --------- ---------
Class A          28.09%   19.22%   5/1/06
Class B          27.85%   18.84%   5/1/06
MSCI World Index  9.57%   11.65%*
Citigroup WGBI   10.95%    8.70%*
* Index performance is from 4/30/06.





 PORTFOLIO MANAGEMENT:

..  Loomis, Sayles & Company, L.P. see page 62

..  For financial highlights see page 81

For information on Loomis, Sayles & Company, L.P.'s prior performance with a comparable fund, see page 62.

FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2007 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)



                                          Class A Class B
---------------------------------------------------------
Management Fee                             0.68%   0.68%
---------------------------------------------------------
12b-1 Fees                                 None    0.25%
---------------------------------------------------------
Other Expenses                             0.06%   0.09%
---------------------------------------------------------
Total Annual Portfolio Operating Expenses  0.74%   1.02%
---------------------------------------------------------



EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES



         Class A  Class B
--------------------------
1 Year   $     76 $    105
--------------------------
3 Years  $    237 $    326
--------------------------
5 Years  $    413 $    566
--------------------------
10 Years $    921 $  1,253
--------------------------

                     LORD ABBETT BOND DEBENTURE PORTFOLIO

INVESTMENT OBJECTIVE:

High current income and the opportunity for capital appreciation to produce a high total return.

PRINCIPAL INVESTMENT STRATEGY:


To pursue its goal, the Portfolio, under normal circumstances, will invest at least 80% of its net assets, in bonds, debentures and other fixed income securities. The Portfolio allocates its assets principally among fixed income securities in four market sectors: U.S. investment grade securities, U.S. high yield securities, foreign securities (including emerging market securities) and convertible securities. These securities may include: all types of bonds, debentures, mortgage-related and other asset-backed securities, high-yield and investment grade debt securities, U.S. Government securities, equity-related securities such as convertibles and debt securities with warrants and emerging market debt securities. Under normal circumstances, the Portfolio invests in each of the four sectors described above. However, the Portfolio may invest substantially all of its assets in any one sector at any time, subject to the limitation that at least 20% of the Portfolio's net assets must be invested in any combination of investment grade debt securities, U.S. Government securities and cash equivalents. The Portfolio may invest up to 15% of its assets in credit default swaps. The Portfolio may invest up to 20% of its net assets in equity securities, including common stocks, preferred stocks, convertible preferred stocks, warrants and similar instruments. The Portfolio may invest up to 20% of its net assets in foreign securities.


The Adviser will actively manage the Portfolio and seek unusual values, particularly in lower-rated debt securities, some of which are convertible into common stocks or have warrants attached to purchase common stocks. In selecting lower-rated bonds for investment, the Adviser does not rely upon ratings, which evaluate only the safety of principal and interest, not market value risk, and which, furthermore, may not accurately reflect an issuer's current financial condition. The Portfolio does not have any minimum rating criteria for its investments in bonds and some issuers may default as to principal and/or interest payments subsequent to the purchase of their securities. Through portfolio diversification, good credit analysis and attention to current developments and trends in interest rates and economic conditions, the Adviser believes that investment risk may be reduced, although there is no assurance that losses will not occur.

The Portfolio normally invests in long-term debt securities when the Adviser believes that interest rates in the long run will decline and prices of such securities generally will be high. When the Adviser believes that long-term interest rates will rise, it may shift the Portfolio into short-term debt. Under normal circumstances, the average duration of the Portfolio's debt securities will be between 3 and 7 years with an average maturity of 5 to 12 years.

Capital appreciation may be obtained by investing in:

  .  debt securities when the trend of interest rates is expected to be down

  . convertible debt securities or debt securities with warrants attached entitling the holder to purchase common stock

  . debt securities of issuers in financial difficulties when, in the view of the Adviser, the problems giving rise to such difficulties can be successfully resolved, with a consequent improvement in the credit standing of the issuers (such investments involve corresponding risks that interest and principal payments may not be made if such difficulties are not resolved)

  .  equity securities

The Portfolio may invest up to 20% of its net assets, at market value, in debt and equity securities primarily traded in foreign countries.

The Portfolio may hold or sell any property or securities which it may obtain through the exercise of conversion rights or warrants or as a result of any reorganization, recapitalization or liquidation proceedings for any issuer of securities owned by it. In no event will the Portfolio voluntarily purchase any securities other than debt securities, if, at the time of such purchase or acquisition, the value of the property and securities, other than debt securities, in the Portfolio is greater than 20% of the value of its net assets.

PRIMARY RISKS:


The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail starting on page 42, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:


  .  Market risk

  .  Interest rate risk

  .  Credit risk

  .  High yield debt security risk

  .  Foreign investment risk

  .  Market capitalization risk

  .  Investment style risk

The use of credit default transactions is a highly specialized activity that involves investment techniques and risks that are different from those associated with ordinary portfolio securities transactions. If the Adviser is incorrect in its forecasts of the interest rates, currency exchange rates or market values or its assessments of the credit risks, relevant to these transactions that it enters, the investment performance of the Portfolio may be less favorable than it would have been if the Portfolio had not entered into them.

Because these arrangements are bi-lateral agreements between the Portfolio and its counterparty, each party is exposed to the risk of default by the other. In addition, they may involve a small investment of cash compared to the risk assumed with the result that small changes may produce disproportionate and substantial gains or losses to the Portfolio. However, the Portfolio's obligations under swap agreements generally are collateralized by cash or government securities based on the amount by which the value of the payments that the Portfolio is required to pay exceed the value of the payments that its counterparty is required to make. The Portfolio segregates liquid assets equal to any difference between that excess and the amount of collateral that they are required to provide. Conversely, the Portfolio requires their counterparties to provide collateral on a comparable basis except in those instances in which the Adviser is satisfied with the claims paying ability of the counterparty without such collateral.




PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

The performance shown below for the period February 12, 2001 through December 31, 2007 is the performance of the Portfolio's Class A shares, the Portfolio's oldest Class. The historical performance shown for the Portfolio's Class A shares prior to February 12, 2001 is the performance of the Portfolio's predecessor fund (Bond Debenture Portfolio, a series of Cova Series Trust, which commenced operations on May 1, 1996) managed by the Adviser using the same investment objective and strategy as the Portfolio. The assets of the predecessor fund were transferred to the Portfolio on February 12, 2001.

The bar chart below shows you the performance of the Portfolio's Class A shares for the last ten calendar years and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart.

               Year-by-Year Total Return as of 12/31 of Each Year

                                    [CHART]


  98      99      00      01      02      03      04     05     06      07
------  ------  ------  ------  ------  ------  ------  -----  -----  ------
6.26%   3.40%   0.87%   3.76%   -0.39%  19.52%   8.43%  1.81%  9.35%   6.85%

High Quarter:   2nd - 2003    +7.25%
Low Quarter:    3rd - 1998    -4.31%






 PORTFOLIO MANAGEMENT:

..  Lord, Abbett & Co. LLC see page 63

..  For financial highlights see page 83

The table below compares the Portfolio's Class A, Class B and Class E shares' average annual compounded total returns for the 1-, 5- and 10-year periods through 12/31/07, as applicable, with the Credit Suisse First Boston High Yield Index, the Lehman Brothers Aggregate Bond Index, the Merrill Lynch High Yield Master II Constrained Index and a Hybrid Index. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.

The Credit Suisse First Boston High Yield Index is a market-weighted index that includes publicly traded bonds rated below BBB by S&P and Baa by Moody's. The Lehman Brothers Aggregate Bond Index is a widely recognized unmanaged index which is a broad measure of the taxable bonds in the U.S. market, with maturities of at least one year. The Merrill Lynch High Yield Master II Constrained Index is a market value-weighted index of all domestic and Yankee high-yield bonds, including deferred interest bonds and payment-in-kind securities. Issues included in the Index have maturities of one year or more and have a credit rating lower than BBB-/Baa3, but are not in default. The Hybrid Index consists of 60% Merrill Lynch High Yield Master II Constrained Index, 20% Lehman Brothers Aggregate Bond Index and 20% Merrill Lynch All Convertible Index. (The Merrill Lynch All Convertible Index is an unmanaged market-capitalization weighted index of domestic corporate convertible securities.)

Effective April 30, 2007, the Lehman Brothers Aggregate Bond Index replaced the Credit Suisse First Boston High Yield Index as the primary benchmark of the Portfolio and the Merrill Lynch High Yield Master II Constrained Index and the Hybrid Index became secondary benchmarks of the Portfolio.



                Average Annual Total Return as of 12/31/07
--------------------------------------------------------------------------
                                                     1 Year 5 Year 10 Year
---------------------------------------------------- ------ ------ -------
Class A                                              6.85%   9.04%  5.85%
Class B                                              6.55%   8.75%     --
Class E                                              6.73%   8.87%     --
Credit Suisse First Boston High Yield Index          2.66%  10.97%  6.10%
Lehman Brothers Aggregate Bond Index                 6.96%   4.42%  5.97%
Merrill Lynch High Yield Master II Constrained Index 2.19%  10.76%  5.51%
Hybrid Index                                         3.40%   9.39%  6.00%



FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2007 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)



                                          Class A Class B Class E
-----------------------------------------------------------------
Management Fee                             0.49%   0.49%   0.49%
-----------------------------------------------------------------
12b-1 Fees                                 None    0.25%   0.15%
-----------------------------------------------------------------
Other Expenses                             0.05%   0.04%   0.04%
-----------------------------------------------------------------
Total Annual Portfolio Operating Expenses  0.54%   0.78%   0.68%
-----------------------------------------------------------------



EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES



         Class A  Class B  Class E
-----------------------------------
1 Year   $     55 $     80 $     70
-----------------------------------
3 Years  $    174 $    250 $    218
-----------------------------------
5 Years  $    302 $    435 $    380
-----------------------------------
10 Years $    678 $    969 $    849
-----------------------------------

                    LORD ABBETT GROWTH AND INCOME PORTFOLIO

INVESTMENT OBJECTIVE:

Long-term growth of capital and income without excessive fluctuation in market value.

PRINCIPAL INVESTMENT STRATEGY:


To pursue this objective, the Portfolio primarily purchases equity securities of large, seasoned, U.S. and multinational companies that the Adviser believes are undervalued. Under normal circumstances, the Portfolio will invest at least 80% of its net assets in equity securities of large companies. A large company is defined as a company having a market capitalization at the time of purchase that falls within the market capitalization range of companies in the Russell 1000 Index, a widely-used benchmark for large-cap stock performance. As of February 29, 2008, the market capitalization range of the Russell 1000 Index was $305 million to $490.2 billion. This range varies daily. Equity securities in which the Portfolio may invest may include common stocks, preferred stocks, convertible securities, warrants, and similar instruments. Common stocks, the most familiar type of equity security, represent an ownership interest in a company.


In selecting investments, the Portfolio attempts to invest in securities selling at reasonable prices in relation to the Adviser's assessment of their potential value. While there is the risk that an investment may never reach what the Adviser believes is its full value or may go down in value, the Adviser's emphasis on large, seasoned company value stocks may limit the Portfolio's downside risk because value stocks are believed to be underpriced, and large, seasoned company stocks tend to be less volatile than the stocks of smaller companies.

PRIMARY RISKS:


The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail starting on page 42, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:


  .  Market risk

  .  Market capitalization risk

  .  Investment style risk




PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

The performance shown below for the period February 12, 2001 through December 31, 2007 is the performance of the Portfolio's Class A shares, the Portfolio's oldest Class. The historical performance shown for the Portfolio's Class A shares prior to February 12, 2001 is the performance of the Portfolio's predecessor funds managed by the Adviser using the same investment objective and strategy as the Portfolio. On
January 8, 1999 substantially all of the assets of the Growth and Income Portfolio of Lord Abbett Series Fund, Inc. were transferred to the Lord Abbett Growth and Income Portfolio, a series of Cova Series Trust. The assets of the Lord Abbett Growth and Income Portfolio of Cova Series Trust were transferred to the Portfolio on February 12, 2001. The performance shown below for the Portfolio's Class A shares is the historical performance of the Lord Abbett Growth and Income Portfolio of Cova Series Trust (from January 8, 1999 through February 11, 2001) and of the Growth and Income Portfolio of Lord Abbett Series Fund, Inc. (from December 11, 1989 through January 7, 1999).

The bar chart below shows you the performance of the Portfolio's Class A shares for the last ten calendar years and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart.

               Year-by-Year Total Return as of 12/31 of Each Year

                                     [CHART]

  98      99      00       01      02       03      04      05     06      07
------  ------  ------  ------   ------  -------  ------  ------  -----  ------
12.89%  16.56%  14.68%  -5.73%  -17.95%  31.06%   12.92%  3.68%   18.03%  4.01%

                    High Quarter:   2nd - 2003      +17.86%
                    Low Quarter:    3rd - 2002      -19.80%


The table below compares the Portfolio's Class A and Class B shares' average annual compounded total returns for the 1-, 5- and 10-year periods through 12/31/07, as applicable, with the S&P 500 Index, a widely recognized unmanaged index that measures the stock performance of 500 large- and medium-sized companies and is often used to indicate the performance of the overall stock market. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.



Average Annual Total Return as of 12/31/07
------------------------------------------
                1 Year   5 Year   10 Year
 -------------  -------- -------- -------
Class A         4.01%    13.50%    8.20%
Class B         3.72%    13.22%       --
S&P 500 Index   5.49%    12.83%    5.91%





 PORTFOLIO MANAGEMENT:

..  Lord, Abbett & Co. LLC see page 63

..  For financial highlights see page 86

FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2007 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)



                                          Class A Class B
---------------------------------------------------------
Management Fee                             0.49%   0.49%
---------------------------------------------------------
12b-1 Fees                                 None    0.25%
---------------------------------------------------------
Other Expenses                             0.03%   0.03%
---------------------------------------------------------
Total Annual Portfolio Operating Expenses  0.52%   0.77%
---------------------------------------------------------



EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES



         Class A Class B
------------------------
1 Year    $ 53    $ 79
------------------------
3 Years   $167    $247
------------------------
5 Years   $291    $429
------------------------
10 Years  $654    $957
------------------------

                   MFS(R) EMERGING MARKETS EQUITY PORTFOLIO

INVESTMENT OBJECTIVE:

Capital appreciation.

PRINCIPAL INVESTMENT STRATEGY:


The Portfolio normally invests at least 80% of its net assets in equity securities of issuers that are tied economically to emerging market countries. Emerging market countries may include countries determined to have emerging market economies, taking into account a number of factors, including whether a particular country has a low-to-middle-income economy according to the International Bank for Reconstruction and Development (the World Bank), the country's foreign currency debt rating, its political and economic stability and the development of its financial and capital markets. These countries include those located in Latin America, Asia, Africa, the Middle East and the developing countries of Europe, primarily Eastern Europe. The Portfolio's Adviser may invest a relatively high percentage of the Portfolio's assets in a single issuer or a small number of issuers.

The Portfolio may invest in companies of any size.

The Portfolio's Adviser may invest a relatively high percentage of the Portfolio's assets in a single country, a small number of countries, or a particular geographic region.

The Portfolio's Adviser uses a bottom-up investment approach in buying and selling investments for the Portfolio. Investments are selected primarily based on fundamental analysis of issuers and their potential in light of their current financial condition and industry position, and market, economic, political, and regulatory conditions. Factors considered may include analysis of earnings, cash flows, competitive position, and management ability. Quantitative analysis of these and other factors may also be considered.


PRIMARY RISKS:


The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail starting on page 42, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:


  .  Market risk

  .  Market capitalization risk

  .  Investment style risk

  .  Foreign investment risk

In addition, investments in emerging markets include all of the risks of investments in foreign securities and are subject to severe price declines. The economic and political structures of developing nations, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity. Such countries may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners and economies based on only a few

 PORTFOLIO MANAGEMENT:

..  Massachusetts Financial Services Company see page 64

..  For financial highlights see page 88


industries. For these reasons, all of the risks of investing in foreign securities are heightened by investing in emerging markets countries. The markets of developing countries have been more volatile than the markets of developed countries with more mature economies. These markets often have provided significantly higher or lower rates of return than developed markets, and significantly greater risks, to investors.

Because the Portfolio may invest a relatively large percentage of its assets in a single issuer or small number of issuers, the Portfolio's performance could be closely tied to the value of that one issuer or issuers, and could be more volatile than the performance of more diversified portfolios.




The Portfolio may invest a substantial amount of its assets in issuers located in a single country, a limited number of countries, or a particular geographic region. If the Portfolio focuses its investments in this manner, it assumes the risk that economic, political and social conditions in those countries or regions will have a significant impact on its investment performance.

PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

The bar chart below shows you the performance of the Portfolio's Class B shares for each full calendar year since its inception. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart.


                  Year-by-Year Total Return as of 12/31

                                [CHART]

                                  2007
                                 ------
                                 36.62%

               High Quarter:     2nd - 2007           +12.01%
               Low Quarter:      1st - 2007            +2.29%

The table below compares the Portfolio's Class A and Class B shares' average annual compounded total returns for the 1-year period and from inception through 12/31/07 with the Morgan Stanley Capital International (MSCI) Emerging Free Index. The MSCI Emerging Markets Free Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. As of June 2007 the MSCI Emerging Markets Index consisted of the following 25 emerging market country indices: Argentina, Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Israel, Jordan, Korea, Malaysia, Mexico, Morocco, Pakistan, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand, and Turkey. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.



        Average Annual Total Return as of 12/31/07
-----------------------------------------------------------
                                          Since   Inception
                                 1 Year Inception   Date
-------------------------------- ------ --------- ---------
Class A                          36.93%   25.00%   5/1/06
Class B                          36.62%   24.65%   5/1/06
MSCI Emerging Markets Free Index 39.78%   29.72%*
* Index performance is from 4/30/06.



For information on Massachusetts Financial Services Company's prior performance with a comparable fund, see page 64.

FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2007 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)



                                           Class A Class B
----------------------------------------------------------
Management Fee                              1.00%   1.00%
----------------------------------------------------------
12b-1 Fees                                  None    0.25%
----------------------------------------------------------
Other Expenses                              0.25%   0.27%
----------------------------------------------------------
Total Annual Portfolio Operating Expenses*  1.25%   1.52%
----------------------------------------------------------



        * The Manager and the Trust have entered into an Expense Limitation Agreement whereby the total Annual Portfolio Operating Expenses for the Class A and Class B shares of the Portfolio will not exceed 1.30% and 1.55%, respectively, for the period ended April 30, 2009 and in any year in which the Agreement is in effect. Under certain circumstances, any fees waived or expenses reimbursed by the Manager may, with the approval of the Trust's Board of Trustees, be repaid to the Manager.

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same and that all expense limitations remain in effect only for the period ended April 30, 2009. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES



         Class A  Class B
--------------------------
1 Year   $    128 $    156
--------------------------
3 Years  $    399 $    484
--------------------------
5 Years  $    690 $    835
--------------------------
10 Years $  1,518 $  1,823
--------------------------

                    MFS(R) RESEARCH INTERNATIONAL PORTFOLIO




INVESTMENT OBJECTIVE:

Capital appreciation.

PRINCIPAL INVESTMENT STRATEGY:

The Portfolio normally invests its assets primarily in foreign equity securities, including emerging market equity securities.

The Portfolio may invest a relatively high percentage of its assets in a single country, a small number of countries, or a particular geographic region.

In selecting investments for the Portfolio, the Portfolio's Adviser is not constrained to any particular investment style. The Portfolio's Adviser may invest the Portfolio's assets in the stocks of companies it believes to have above average earnings growth potential compared to other companies (growth companies), in the stocks of companies it believes are undervalued compared to their perceived worth (value companies), or in a combination of growth and value companies.

The Portfolio may invest in companies of any size.

A team of investment research analysts selects investments for the Portfolio. The Portfolio's Adviser allocates the Portfolio's assets to analysts by broad market sectors. The Adviser uses a bottom-up approach in buying and selling investments for the Portfolio.

Investments are selected primarily based on fundamental analysis of issuers and their potential in light of their current financial condition and industry position, and market, economic, political, and regulatory conditions. Factors considered may include analysis of earnings, cash flows, competitive position, and management ability. Quantitative analysis of these and other factors may also be considered.

PRIMARY RISKS:

The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail starting on page 42, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:

  .  Market risk

  .  Foreign investment risk

  .  Market capitalization risk

  .  Investment style risk

The Portfolio may invest a substantial amount of its assets in issuers located in a single country, a limited number of countries, or a particular geographic region. If the Portfolio focuses its investments in this manner, it assumes the risk that economic, political and social conditions in those countries or regions will have a significant impact on its investment performance.

 PORTFOLIO MANAGEMENT:

..  Massachusetts Financial Services Company see page 64

..  For financial highlights see page 90




In addition, investments in emerging markets include all of the risks of investments in foreign securities and are subject to severe price declines. The economic and political structures of developing nations, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity. Such countries may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners and economics based on only a few industries. For these reasons, all of the risks of investing in foreign securities are heightened by investing in emerging markets countries. The markets of developing countries have been more volatile than the markets of developed countries with more mature economies. These markets often have provided significantly higher or lower rates of return than developed markets, and significantly greater risks, to investors.

PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

The bar chart below shows you the performance of the Portfolio's Class B shares, the Portfolio's oldest Class, for each full calendar year since its inception and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart.

               Year-by-Year Total Return as of 12/31 of Each Year

                                    [CHART]


   02     03       04      05       06       07
-------  ------  ------  ------   ------   ------
-11.80%  32.04%  19.56%  16.42%   26.56%   13.29%

High Quarter: 4th - 2003 +15.97%
Low Quarter:  3rd - 2002 -14.58%

The table below compares the Portfolio's Class A, Class B and Class E shares' average annual compounded total returns for the 1- and 5-year periods and from inception through 12/31/07 with the Morgan Stanley Capital International Europe, Australia and Far East ("MSCI EAFE") Index, a widely recognized unmanaged index which is an aggregate of 15 individual country indices that collectively represent many of the major markets of the world, and the MSCI ACWI (All Country World Index), a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. As of June 2007 the MSCI ACWI consisted of 48 country indices comprising 23 developed and 25 emerging market country indices. The developed market country indices included are: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States. The emerging market country indices included are: Argentina, Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Israel, Jordan, Korea, Malaysia, Mexico, Morocco, Pakistan, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand, and Turkey. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.



       Average Annual Total Return as of 12/31/07
---------------------------------------------------------
                                        Since   Inception
                       1 Year 5 Years Inception   Date
---------------------- ------ ------- --------- ---------
Class A                13.60%  21.65%   11.74%    5/1/01
Class B                13.29%  21.39%   10.37%   2/12/01
Class E                13.38%  21.49%   15.54%  10/31/01
MSCI EAFE Index        11.63%  22.08%    8.90%*
MSCI All Country World
 (Ex.-U.S.) Index      17.12%  24.52%   10.75%*
* Index performance is from 2/1/01.



FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2007 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)



                                          Class A Class B Class E
-----------------------------------------------------------------
Management Fee                             0.70%   0.70%   0.70%
-----------------------------------------------------------------
12b-1 Fees                                 None    0.25%   0.15%
-----------------------------------------------------------------
Other Expenses                             0.09%   0.09%   0.09%
-----------------------------------------------------------------
Total Annual Portfolio Operating Expenses  0.79%   1.04%   0.94%
-----------------------------------------------------------------

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES



         Class A  Class B  Class E
-----------------------------------
1 Year   $     81 $    107 $     96
-----------------------------------
3 Years  $    253 $    333 $    301
-----------------------------------
5 Years  $    440 $    577 $    522
-----------------------------------
10 Years $    981 $  1,276 $  1,159
-----------------------------------

                         PIMCO TOTAL RETURN PORTFOLIO




INVESTMENT OBJECTIVE:

Maximum total return, consistent with the preservation of capital and prudent investment management.

PRINCIPAL INVESTMENT STRATEGY:

The Portfolio seeks to achieve its investment objective by investing under normal circumstances at least 65% of its net assets in a diversified portfolio of fixed income instruments of varying maturities. The average portfolio duration of the Portfolio normally varies within two years (plus or minus) of the duration of the Lehman Brothers Aggregate Bond Index.

Principal investments include fixed income securities issued by the U.S. government, its subdivisions, agencies or government-sponsored enterprises, or derivatives on them or related indices; mortgage related securities, including stripped mortgage-related securities; corporate bonds and notes and asset-backed securities; commercial paper and other money market instruments; and fixed income securities issued by foreign governments or their subdivisions, agencies and other government-sponsored enterprises and companies that are denominated in U.S. dollars or foreign currencies, some of which may be issued by governments in emerging market countries; other fixed income securities, including structured notes such as hybrid or "indexed" securities and event-linked bonds; loan participations and assignments; delayed funding loans; revolving credit facilities; debt securities issued by states or local governments and their agencies, authorities and other government-sponsored enterprises; and obligations of international agencies or supranational entities. The Portfolio may invest up to 30% of its total assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. The Portfolio may invest up to 15% of its total assets in securities and instruments that are economically tied to emerging market countries. Foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) normally will be limited to 20% of the Portfolio's total assets.

The Portfolio may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities. In addition, the Portfolio may engage in forward commitments, when-issued and delayed delivery securities transactions. The Portfolio may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The "total return" sought by the Portfolio consists of income earned on the Portfolio's investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security.

PRIMARY RISKS:

The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail starting on page 42, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:

  .  Market risk

  .  Interest rate risk

  .  Credit risk

  .  Foreign investment risk

  .  High yield debt security risk

Mortgage-related securities may be issued or guaranteed by the U.S. Government, its agencies or instrumentalities or may be issued by private issuers and as such are not guaranteed by the U.S. Government, its agencies or instrumentalities. Like other debt securities, changes in interest rates generally affect the value of a mortgage-backed security. Additionally, some mortgage-backed securities may be structured so that they may be particularly sensitive to interest rates.

Investments in mortgage-related securities are also subject to special risks of prepayment. Prepayment risk occurs when the issuer of a security can prepay the principal prior to the security's maturity. Securities subject to prepayment risk, including the collateralized mortgage obligations and other mortgage-related securities that the Portfolio can buy, generally offer less potential for gains when prevailing interest rates decline, and have greater potential for loss when interest rates rise depending upon the coupon of the underlying securities. The impact of prepayments on the price of a security may be difficult to predict and may increase the volatility of the price. In addition, early repayment of mortgages underlying these securities may expose the Portfolio to a lower rate of return when it reinvests the principal. Further, the Portfolio may buy mortgage-related securities at a premium. Accelerated prepayments on those securities could cause the Portfolio to lose a portion of its principal investment represented by the premium the Portfolio paid.

If interest rates rise rapidly, prepayments may occur at slower rates than expected, which could have the effect of lengthening the expected maturity of a short- or medium-term security. That could cause its value to fluctuate more widely in response to changes in interest rates. In turn, this could cause the value of the Portfolio's shares to fluctuate more.

Non-mortgage asset-backed securities are not issued or guaranteed by the U.S. Government or its agencies or government-sponsored entities. In the event of a failure of these securities or of mortgage-related securities issued by private issuers to pay interest or repay principal, the assets backing these securities such as automobiles or credit card receivables may be insufficient to support the payments on the securities.

In addition, investments in emerging markets include all of the risks of investments in foreign securities and are subject to severe price declines. The economic and political structures of developing nations, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity. Such countries may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners and economies based on only a few industries. For these reasons, all of the risks of investing in foreign securities are heightened by investing in emerging market countries. The markets of developing countries have been more volatile than the markets of developed countries with more mature economies. These markets often have provided significantly higher or lower rates of return than developed markets, and significantly greater risks, to investors.

The Portfolio's investments in derivatives can significantly increase the Portfolio's exposure to market risk or credit risk of the counterparty. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the relevant assets, rates and indices.

The use of credit default transactions is a highly specialized activity that involves investment techniques and risks that are different from those associated with ordinary portfolio securities transactions. If the Adviser is incorrect in its forecasts of the interest rates, currency exchange rates or market values or its assessments of the credit risks, relevant to these transactions that it enters, the investment performance of the Portfolio may be less favorable than it would have been if the Portfolio had not entered into them.

Because these arrangements are bi-lateral agreements between the Portfolio and its counterparty, each party is exposed to the risk of default by the other. In addition, they may involve a small investment of cash compared to the risk assumed with the result that small changes may produce disproportionate and substantial gains or losses to the Portfolio. However, the Portfolio's obligations under swap agreements generally are collateralized by cash or government securities based on the amount by which the value of the payments that the Portfolio is required to pay exceed the value of the payments that its counterparty is required to make. The Portfolio segregates liquid assets equal to any difference between that excess and the amount of collateral that they are required to provide. Conversely, the Portfolio requires their counterparties to provide collateral on a comparable basis except in those instances in which the Adviser is satisfied with the claims paying ability of the counterparty without such collateral.

PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

 PORTFOLIO MANAGEMENT:

..  Pacific Investment Management Company LLC see page 65

..  For financial highlights see page 93




The bar chart below shows you the performance of the Portfolio's Class B shares, the Portfolio's oldest Class, for each full calendar year since its inception and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart.

               Year-by-Year Total Return as of 12/31 of Each Year

                                    [CHART]


  02      03     04     05      06     07
------  ------  -----  -----  -----  -----
 9.29%   4.31%  4.98%  2.25%  4.52%  7.56%

 High Quarter:   3rd - 2007    +4.15%
 Low Quarter:    2nd - 2004    -2.03%


The table below compares the Portfolio's Class A, Class B and Class E shares' average annual compounded total returns for the 1- and 5-year periods and from inception through 12/31/07 with the Lehman Brothers Aggregate Bond Index, a widely recognized unmanaged index which is a broad measure of the taxable bonds in the U.S. market, with maturities of at least one year. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.



              Average Annual Total Return as of 12/31/07
----------------------------------------------------------------------
                                                     Since   Inception
                                     1 Year 5 Year Inception   Date
------------------------------------ ------ ------ --------- ---------
Class A                               7.85%  4.96%   6.15%     5/1/01
Class B                               7.56%  4.71%   5.73%    2/12/01
Class E                               7.63%  4.81%   5.10%   10/31/01
Lehman Brothers Aggregate Bond Index  6.96%  4.42%   5.63%*
* Index performance is from 1/31/01.



FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2007, as adjusted to assume that current contractual fees and expenses were in effect for all of 2007, and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)



                                          Class A Class B Class E
-----------------------------------------------------------------
Management Fee                             0.48%   0.48%   0.48%
-----------------------------------------------------------------
12b-1 Fees                                 None    0.25%   0.15%
-----------------------------------------------------------------
Other Expenses                             0.04%   0.04%   0.04%
-----------------------------------------------------------------
Total Annual Portfolio Operating Expenses  0.52%   0.77%   0.67%
-----------------------------------------------------------------



EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES



         Class A  Class B  Class E
-----------------------------------
1 Year   $     53 $     79 $     69
-----------------------------------
3 Years  $    167 $    247 $    215
-----------------------------------
5 Years  $    291 $    429 $    374
-----------------------------------
10 Years $    654 $    957 $    837
-----------------------------------

PRIMARY RISKS OF INVESTING IN THE PORTFOLIOS

One or more of the following primary risks may apply to your Portfolio. Please see the Investment Summary for your particular Portfolio to determine which risks apply and for a discussion of other risks that may apply to the Portfolio. Please note that there are many other circumstances that could adversely affect your investment and prevent a Portfolio from reaching its objective, which are not described here.

MARKET RISK


A Portfolio's share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including disappointing corporate earnings, adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or a company may deteriorate. In addition, an assessment by a Portfolio's Adviser of particular companies may prove incorrect, resulting in losses or poor performance by those holdings, even in a rising market. A Portfolio could also miss attractive investment opportunities if its Adviser underweights markets or industries where there are significant returns, and could lose value if the Adviser overweights markets or industries where there are significant declines.


Stocks purchased in initial public offerings (IPOs) have a tendency to fluctuate in value significantly shortly after the IPO relative to the price at which they were purchased. These fluctuations could impact the net asset value and return earned on the Portfolio's shares.

INTEREST RATE RISK

The values of debt securities are subject to change when prevailing interest rates change. When interest rates go up, the value of debt securities and certain dividend paying stocks tends to fall. If your Portfolio invests a significant portion of its assets in debt securities or stocks purchased primarily for dividend income and interest rates rise, then the value of your investment may decline. Alternatively, when interest rates go down, the value of debt securities and certain dividend paying stocks may rise.

Interest rate risk will affect the price of a fixed income security more if the security has a longer maturity because changes in interest rates are increasingly difficult to predict over longer periods of time. Fixed income securities with longer maturities will therefore be more volatile than other fixed income securities with shorter maturities. Conversely, fixed income securities with shorter maturities will be less volatile but generally provide lower returns than fixed income securities with longer maturities. The average maturity and duration of a Portfolio's fixed income investments will affect the volatility of the Portfolio's share price.

CREDIT RISK

The value of debt securities is directly affected by an issuer's ability to pay principal and interest on time. If your Portfolio invests in debt securities, the value of your investment may be adversely affected when an issuer fails to pay an obligation on a timely basis. A Portfolio may also be subject to credit risk to the extent it engages in transactions, such as securities loans, repurchase agreements or certain derivatives, which involve a promise by a third party to honor an obligation to the Portfolio. Such third party may be unwilling or unable to honor its financial obligations.

HIGH YIELD DEBT SECURITY RISK

High yield debt securities, or junk bonds, are securities which are rated below "investment grade" or are not rated, but are of equivalent quality. High yield debt securities range from those for which the prospect for repayment of principal and interest is predominantly speculative to those which are currently in default on principal or interest payments. A Portfolio with high yield debt securities may be more susceptible to credit risk and market risk than a Portfolio that invests only in higher quality debt securities because these lower-rated debt securities are less secure financially and more sensitive to downturns in the economy. In addition, the secondary market for such securities may not be as liquid as that for more highly rated debt securities. As a result, a Portfolio's Adviser may find it more difficult to sell these securities or may have to sell them at lower prices.

You should understand that high yield securities are not generally meant for short-term investing. When a Portfolio invests in high yield securities it generally seeks to receive a correspondingly higher return to compensate it for the additional credit risk and market risk it has assumed.

FOREIGN INVESTMENT RISK

Investments in foreign securities involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject:

  . These risks may include the seizure by the government of company assets, excessive taxation, withholding taxes on dividends and interest, limitations on the use or transfer of portfolio assets, and political or social instability.

  . Enforcing legal rights may be difficult, costly and slow in foreign countries, and there may be special problems enforcing claims against foreign governments.

  . Foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there may be less public information about their operations.

  .  Foreign markets may be less liquid and more volatile than U.S. markets.

  . Foreign securities often trade in currencies other than the U.S. dollar, and a Portfolio may directly hold foreign currencies and purchase and sell foreign currencies. Changes in currency exchange rates will affect a Portfolio's net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of foreign securities. An increase in the strength of the U.S. dollar relative to these other currencies may cause the value of a Portfolio to decline. Certain foreign currencies may be particularly volatile, and foreign governments may intervene in the currency markets, causing a decline in value or liquidity of a Portfolio's foreign currency or securities holdings.

  . Costs of buying, selling and holding foreign securities, including brokerage, tax and custody costs, may be higher than those involved in domestic transactions.

MARKET CAPITALIZATION RISK

Stocks fall into three broad market capitalization categories--large, medium and small. Investing primarily in one category carries the risk that due to current market conditions that category may be out of favor. If valuations of large capitalization companies appear to be greatly out of proportion to the valuations of small or medium capitalization companies, investors may migrate to the stocks of small and mid-sized companies causing a Portfolio that invests in these companies to increase in value more rapidly than a Portfolio that invests in larger, fully-valued companies. Larger more established companies may also be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion. Investing in medium and small capitalization companies may be subject to special risks associated with narrower product lines, more limited financial resources, smaller management groups, and a more limited trading market for their stocks as compared with larger companies. Securities of smaller capitalization issuers may therefore be subject to greater price volatility and may decline more significantly in market downturns than securities of larger companies. In some cases, these companies may be relatively new issuers (I.E., those having continuous operating histories of less than three years) which carries other risks in addition to the risks of other medium and small capitalization companies. New issuers may be more speculative because such companies are relatively unseasoned. These companies will often be involved in the development or marketing of a new product with no established market, which could lead to significant losses.

INVESTMENT STYLE RISK

Different investment styles tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. A Portfolio may outperform or underperform other funds that employ a different investment style. A Portfolio may also employ a combination of styles that impact its risk characteristics. Examples of different investment styles include growth and value investing. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's growth of earnings potential. Also, since growth companies usually invest a high portion of earnings in their business, growth stocks may lack the dividends of some value stocks that can cushion stock prices in a falling market. Growth oriented funds will typically underperform when value investing is in favor. Value stocks are those which are undervalued in comparison to their peers due to adverse business developments or other factors. Value investing carries the risk that the market will not recognize a security's inherent value for a long time, or that a stock judged to be undervalued may actually be appropriately priced or overvalued. Value oriented funds will typically underperform when growth investing is in favor.

REAL ESTATE INVESTMENT RISK

Although the Portfolio will not invest in real estate directly, it may concentrate its assets in the real estate industry or may invest in securities related to the real estate industry, so your investment in the Portfolio will be closely linked to or may be impacted by the performance of the real estate markets. Property values may decrease due to increasing vacancies or declining rents resulting from unanticipated economic, legal, cultural or technological developments or because of overbuilding or lack of mortgage funds. The value of an individual property may also decline because of environmental liabilities or losses due to casualty or condemnation.

Because of this concentration in or potential exposure to the real estate industry, the value of the Portfolio's shares may change at different rates compared to the value of shares of a mutual fund with investments in a mix of different industries.

The Portfolio may at times be more concentrated in particular sub-sectors of the real estate business--e.g. apartments, retail, hotels, offices, industrial, health care, etc. As such, its performance would be especially sensitive to developments that significantly affected those businesses.

In addition, Equity REITs may be affected by changes in the value of the underlying property they own, while Mortgage REITs may be affected by the quality of any credit they extend. Equity and Mortgage REITs are dependent upon management skills and are subject to heavy cash flow dependency, defaults by borrowers, self-liquidation and the possibility of failing to qualify for tax-free pass through of income under the Internal Revenue Code of 1986, and to maintain exemption from the Investment Company Act of 1940, as amended (the "1940 Act"). In the event an issuer of debt securities collateralized by real estate defaults, it is conceivable that the REIT could end up holding the underlying real estate.

ADDITIONAL INVESTMENT STRATEGIES

In addition to the principal investment strategies discussed in each individual Portfolio's Investment Summary, a Portfolio, as indicated in the chart below, may at times invest a portion of its assets in the investment strategies and may engage in certain investment techniques as described below. The SAI provides a more detailed discussion of certain of these and other securities and indicates if a Portfolio is subject to any limitations with respect to a particular investment strategy. These strategies and techniques may involve risks. ALTHOUGH A PORTFOLIO THAT IS NOT IDENTIFIED BELOW IN CONNECTION WITH A PARTICULAR STRATEGY OR TECHNIQUE GENERALLY HAS THE ABILITY TO ENGAGE IN SUCH A TRANSACTION, ITS ADVISER CURRENTLY INTENDS TO INVEST LITTLE, IF ANY, OF THE PORTFOLIO'S ASSETS IN THAT STRATEGY OR TECHNIQUE. (PLEASE NOTE THAT SOME OF THESE STRATEGIES MAY BE A PRINCIPAL INVESTMENT STRATEGY FOR A PARTICULAR PORTFOLIO AND CONSEQUENTLY ARE ALSO DESCRIBED IN THAT PORTFOLIO'S INVESTMENT SUMMARY.) The Portfolios are not limited by this discussion and may invest in other types of securities not precluded by the policies discussed elsewhere in this Prospectus.

                                                                  MET/AIM                           LOOMIS     LORD
                                                                   SMALL      HARRIS                SAYLES    ABBETT
                                                                    CAP       OAKMARK     LAZARD    GLOBAL     BOND
                                                                  GROWTH   INTERNATIONAL  MID CAP   MARKETS  DEBENTURE
                                                                 PORTFOLIO   PORTFOLIO   PORTFOLIO PORTFOLIO PORTFOLIO
BRADY BONDS                                                                                            X
----------------------------------------------------------------------------------------------------------------------
COLLATERALIZED MORTGAGE OBLIGATIONS                                                                    X         X
----------------------------------------------------------------------------------------------------------------------
CONVERTIBLE SECURITIES                                               X                       X         X         X
----------------------------------------------------------------------------------------------------------------------
DEPOSITARY RECEIPTS                                                  X           X           X         X         X
----------------------------------------------------------------------------------------------------------------------
DERIVATIVES:
----------------------------------------------------------------------------------------------------------------------
OPTIONS                                                              X                       X         X
----------------------------------------------------------------------------------------------------------------------
FUTURES                                                              X                       X         X
----------------------------------------------------------------------------------------------------------------------
DIRECT PARTICIPATION IN CORPORATE LOANS                                                                X         X
----------------------------------------------------------------------------------------------------------------------
DOLLAR ROLL TRANSACTIONS                                                         X                     X
----------------------------------------------------------------------------------------------------------------------
FOREIGN CURRENCY TRANSACTIONS                                                    X                     X
----------------------------------------------------------------------------------------------------------------------
FOREIGN DEBT SECURITIES                                                                                X         X
----------------------------------------------------------------------------------------------------------------------
FOREIGN EQUITY SECURITIES                                            X           X           X         X         X
----------------------------------------------------------------------------------------------------------------------
FORWARD COMMITMENTS, WHEN-ISSUED AND DELAYED DELIVERY
SECURITIES                                                                                             X         X
----------------------------------------------------------------------------------------------------------------------
HIGH QUALITY SHORT-TERM DEBT OBLIGATIONS INCLUDING BANKERS'
ACCEPTANCES, COMMERCIAL PAPER AND CERTIFICATES OF DEPOSIT ISSUED
OR GUARANTEED BY BANK HOLDING COMPANIES IN THE U.S., THEIR
SUBSIDIARIES AND FOREIGN BRANCHES OR OF THE WORLD BANK; VARIABLE
AMOUNT MASTER DEMAND NOTES AND VARIABLE RATE NOTES ISSUED
BY U.S. AND FOREIGN CORPORATIONS                                     X                       X         X         X
----------------------------------------------------------------------------------------------------------------------
HIGH YIELD/HIGH RISK DEBT SECURITIES                                                                   X         X
----------------------------------------------------------------------------------------------------------------------
HYBRID INSTRUMENTS                                                                                     X
----------------------------------------------------------------------------------------------------------------------
ILLIQUID AND RESTRICTED SECURITIES                                                                     X
----------------------------------------------------------------------------------------------------------------------
INDEXED SECURITIES                                                                                     X
----------------------------------------------------------------------------------------------------------------------
INTEREST RATE TRANSACTIONS                                                                             X
----------------------------------------------------------------------------------------------------------------------
INVESTMENT GRADE DEBT SECURITIES                                                                       X         X
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INVESTMENTS IN OTHER INVESTMENT COMPANIES INCLUDING PASSIVE
FOREIGN INVESTMENT COMPANIES                                                     X
----------------------------------------------------------------------------------------------------------------------
MORTGAGE-BACKED SECURITIES, INCLUDING GNMA CERTIFICATES,
MORTGAGE-BACKED BONDS                                                                                  X         X
----------------------------------------------------------------------------------------------------------------------
MUNICIPAL SECURITIES                                                                                   X
----------------------------------------------------------------------------------------------------------------------
NON-MORTGAGE ASSET-BACKED SECURITIES                                                                   X
----------------------------------------------------------------------------------------------------------------------
PIK (PAY-IN-KIND) DEBT SECURITIES AND ZERO-COUPON BONDS                                                X         X
----------------------------------------------------------------------------------------------------------------------
PREFERRED STOCKS                                                     X                       X         X         X
----------------------------------------------------------------------------------------------------------------------
REAL ESTATE INVESTMENT TRUSTS                                        X                       X
----------------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS                                                            X                     X         X
----------------------------------------------------------------------------------------------------------------------
REVERSE REPURCHASE AGREEMENTS                                                                          X         X
----------------------------------------------------------------------------------------------------------------------
RIGHTS AND WARRANTS                                                              X                     X         X
----------------------------------------------------------------------------------------------------------------------
SECURITIES LOANS                                                     X           X           X         X         X
----------------------------------------------------------------------------------------------------------------------
SHORT SALES (AGAINST THE BOX)                                                                          X
----------------------------------------------------------------------------------------------------------------------
STRUCTURED NOTES                                                                                       X
----------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT SECURITIES                                           X                       X                   X
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                                                                               LORD
                                                                              ABBETT    MFS(R)
                                                                              GROWTH   EMERGING     MFS(R)       PIMCO
                                                                                AND     MARKETS    RESEARCH      TOTAL
                                                                              INCOME    EQUITY   INTERNATIONAL  RETURN
                                                                             PORTFOLIO PORTFOLIO   PORTFOLIO   PORTFOLIO
BRADY BONDS                                                                                X                       X
------------------------------------------------------------------------------------------------------------------------
COLLATERALIZED MORTGAGE OBLIGATIONS                                                                                X
------------------------------------------------------------------------------------------------------------------------
CONVERTIBLE SECURITIES                                                           X         X           X           X
------------------------------------------------------------------------------------------------------------------------
DEPOSITARY RECEIPTS                                                              X         X           X           X
------------------------------------------------------------------------------------------------------------------------
DERIVATIVES:
------------------------------------------------------------------------------------------------------------------------
OPTIONS                                                                                    X           X           X
------------------------------------------------------------------------------------------------------------------------
FUTURES                                                                                    X           X           X
------------------------------------------------------------------------------------------------------------------------
DIRECT PARTICIPATION IN CORPORATE LOANS                                                                            X
------------------------------------------------------------------------------------------------------------------------
DOLLAR ROLL TRANSACTIONS                                                                                           X
------------------------------------------------------------------------------------------------------------------------
FOREIGN CURRENCY TRANSACTIONS                                                              X           X           X
------------------------------------------------------------------------------------------------------------------------
FOREIGN DEBT SECURITIES                                                                    X           X           X
------------------------------------------------------------------------------------------------------------------------
FOREIGN EQUITY SECURITIES                                                        X         X           X
------------------------------------------------------------------------------------------------------------------------
FORWARD COMMITMENTS, WHEN-ISSUED AND DELAYED DELIVERY SECURITIES                           X           X           X
------------------------------------------------------------------------------------------------------------------------
HIGH QUALITY SHORT-TERM DEBT OBLIGATIONS INCLUDING BANKERS' ACCEPTANCES,
COMMERCIAL PAPER AND CERTIFICATES OF DEPOSIT ISSUED OR GUARANTEED BY BANK
HOLDING COMPANIES IN THE U.S., THEIR SUBSIDIARIES AND FOREIGN BRANCHES OR OF
THE WORLD BANK; VARIABLE AMOUNT MASTER DEMAND NOTES AND VARIABLE RATE
NOTES ISSUED BY U.S. AND FOREIGN CORPORATIONS                                                          X           X
------------------------------------------------------------------------------------------------------------------------
HIGH YIELD/HIGH RISK DEBT SECURITIES                                                                               X
------------------------------------------------------------------------------------------------------------------------
HYBRID INSTRUMENTS                                                                                                 X
------------------------------------------------------------------------------------------------------------------------
ILLIQUID AND RESTRICTED SECURITIES                                                         X           X           X
------------------------------------------------------------------------------------------------------------------------
INDEXED SECURITIES                                                                         X           X           X
------------------------------------------------------------------------------------------------------------------------
INTEREST RATE TRANSACTIONS                                                                 X                       X
------------------------------------------------------------------------------------------------------------------------
INVESTMENT GRADE DEBT SECURITIES                                                                       X           X
------------------------------------------------------------------------------------------------------------------------
INVESTMENTS IN OTHER INVESTMENT COMPANIES INCLUDING PASSIVE FOREIGN
INVESTMENT COMPANIES                                                                       X           X           X
------------------------------------------------------------------------------------------------------------------------
MORTGAGE-BACKED SECURITIES, INCLUDING GNMA CERTIFICATES, MORTGAGE-BACKED
BONDS                                                                                                  X           X
------------------------------------------------------------------------------------------------------------------------
MUNICIPAL SECURITIES                                                                                               X
------------------------------------------------------------------------------------------------------------------------
NON-MORTGAGE ASSET-BACKED SECURITIES                                                       X                       X
------------------------------------------------------------------------------------------------------------------------
PIK (PAY-IN-KIND) DEBT SECURITIES AND ZERO-COUPON BONDS                                    X                       X
------------------------------------------------------------------------------------------------------------------------
PREFERRED STOCKS                                                                 X         X           X           X
------------------------------------------------------------------------------------------------------------------------
REAL ESTATE INVESTMENT TRUSTS                                                              X           X           X
------------------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS                                                            X         X           X           X
------------------------------------------------------------------------------------------------------------------------
REVERSE REPURCHASE AGREEMENTS                                                    X                                 X
------------------------------------------------------------------------------------------------------------------------
RIGHTS AND WARRANTS                                                              X         X           X
------------------------------------------------------------------------------------------------------------------------
SECURITIES LOANS                                                                 X                     X           X
------------------------------------------------------------------------------------------------------------------------
SHORT SALES (AGAINST THE BOX)                                                              X           X           X
------------------------------------------------------------------------------------------------------------------------
STRUCTURED NOTES                                                                                                   X
------------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT SECURITIES                                                                 X           X           X
------------------------------------------------------------------------------------------------------------------------

BRADY BONDS. Brady Bonds are collateralized or uncollateralized fixed income securities created through the exchange of existing commercial bank loans to public and private entities in certain emerging markets for new bonds in connection with debt restructurings. Brady Bonds have been issued only in the last decade and, accordingly do not have a long payment history. These securities are subject to credit risk and interest rate risk.

COLLATERALIZED MORTGAGE OBLIGATIONS (CMOS). CMOs are fixed income securities secured by mortgage loans and other mortgage-backed securities and are generally considered to be derivatives. CMOs may be issued or guaranteed by the U.S. Government or its agencies or instrumentalities or collateralized by a portfolio of mortgages or mortgage-related securities guaranteed by such an agency or instrumentality or may be non-U.S. Government guaranteed.

CMOs carry general fixed income securities risks, such as credit risk and interest rate risk, and risks associated with mortgage-backed securities, including prepayment risk, which is the risk that the underlying mortgages or other debt may be refinanced or paid off prior to their maturities during periods of declining interest rates. In that case, an Adviser may have to reinvest the proceeds from the securities at a lower rate. Potential market gains on a security subject to prepayment risk may be more limited than potential market gains on a comparable security that is not subject to prepayment risk.

CONVERTIBLE SECURITIES. Convertible securities are preferred stocks or bonds that pay a fixed dividend or interest payment and are convertible into common stock at a specified price or conversion ratio.

Traditionally, convertible securities have paid dividends or interest rates higher than common stocks but lower than nonconvertible securities. They generally participate in the appreciation or depreciation of the underlying stock into which they are convertible, but to a lesser degree. These securities are also subject to market risk, interest rate risk and credit risk.

DEPOSITARY RECEIPTS. Depositary receipts are receipts for shares of a foreign-based corporation that entitle the holder to dividends and capital gains on the underlying security. Receipts include those issued by domestic banks (American Depositary Receipts), foreign banks (Global or European Depositary Receipts), and broker-dealers (depositary shares).

These instruments are subject to market risk and foreign investment risk.

DERIVATIVES. Derivatives are used to limit risk in a Portfolio or to enhance investment return, and have a return tied to a formula based upon an interest rate, index, price of a security, or other measurement. Derivatives include options, futures, forward contracts and related products.

Options are the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price.

Futures are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date.

Forward contracts are contracts to purchase or sell a specified amount of a financial instrument for an agreed upon price at a specified time.

Derivatives may be used to hedge against an opposite position that a Portfolio holds. Any loss generated by the derivatives should be offset by gains in the hedged investment. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains or result in losses or missed opportunities. In addition, derivatives that are used for hedging the Portfolio in specific securities may not fully offset the underlying positions. The counterparty to a derivatives contract also could default. Derivatives that involve leverage could magnify losses.

Derivatives may also be used to maintain a Portfolio's exposure to the market, manage cash flows or to attempt to increase income. Using derivatives for purposes other than hedging is speculative and involves greater risks. In many foreign countries, futures and options markets do not exist or are not sufficiently developed to be effectively used by a Portfolio that invests in foreign securities.

DIRECT PARTICIPATION IN CORPORATE LOANS. By purchasing a loan, the Portfolio acquires some or all of the interest of a bank or other lending institution in a loan to a corporate borrower. Many such loans are secured, and most impose restrictive covenants which must be met by the borrower. These loans are made generally to finance internal growth, mergers, acquisitions, stock repurchases, leveraged buy-outs and other corporate activities. Such loans may be in default at the time of purchase. The Portfolio may also purchase trade or other claims against companies, which generally represent money owed by the company to a supplier of goods or services. These claims may also be purchased at a time when the company is in default. Certain of the loans acquired by a Portfolio may involve revolving credit facilities or other standby financing commitments which obligate the Portfolio to pay additional cash on a certain date or on demand.

The highly leveraged nature of many such loans may make such loans especially vulnerable to adverse changes in economic or market conditions. Loans and other direct investments may not be in the form of securities or may be subject to restrictions on transfer, and only limited opportunities may exist to resell such instruments. As a result, the Portfolio may be unable to sell such investments at an opportune time or may have to resell them at less than fair market value.

DOLLAR ROLL TRANSACTIONS. Mortgage dollar rolls are transactions in which the Portfolio sells securities for delivery in the current month and simultaneously contracts with the same counter-party to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date. During the roll period, the Portfolio loses the right to receive principal (including prepayments of principal) and interest paid on the securities sold. However, the Portfolio would benefit to the extent of any difference between the price received for the securities sold and the lower forward price for the future purchase (often referred to as the "drop") or fee income plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. Unless such benefits exceed the income, capital appreciation and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of the Portfolio compared with what such performance would have been without the use of mortgage dollar rolls. Accordingly, the benefits derived from the use of mortgage dollar rolls depend upon the Adviser's ability to manage mortgage prepayments. There is no assurance that mortgage dollar rolls can be successfully employed. All cash proceeds will be invested in instruments that are permissible investments for the Portfolio.

The Portfolio will maintain until the settlement date the segregation, either on the records of the Adviser or with the Trust's custodian, of cash or other liquid securities in an amount equal to the forward purchase price.

FOREIGN CURRENCY TRANSACTIONS. Foreign currency transactions are entered into for the purpose of hedging against foreign exchange risk arising from the Portfolio's investment or anticipated investment in securities denominated in foreign currencies. The Portfolio also may enter into these contracts for purposes of increasing exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. Foreign currency transactions include the purchase of foreign currency on a spot (or cash) basis, contracts to purchase or sell foreign currencies at a future date (forward contracts), the purchase and sale of foreign currency futures contracts, and the purchase of exchange traded and over-the-counter call and put options on foreign currency futures contracts and on foreign currencies.

These hedging transactions do not eliminate fluctuations in the underlying prices of the securities which the Portfolio owns or intends to purchase or sell. They simply establish a rate of exchange which can be achieved at some future point in time.

Foreign currency exchange rates may fluctuate significantly over short periods of time. A forward foreign currency exchange contract reduces the Portfolio's exposure to changes in the value of the currency it will deliver and increases its exposure to changes in the value of the currency it will exchange into. Contracts to sell foreign currency will limit any potential gain which might be realized by the Portfolio if the value of the hedged currency increases. In the case of forward contracts entered into for the purpose of increasing return, the Portfolio may sustain losses which will reduce its gross income. Forward foreign currency exchange contracts also involve the risk that the party with which the Portfolio enters the contract may fail to perform its obligations to the Portfolio. The purchase and sale of foreign currency futures contracts and the purchase of call and put options on foreign currency futures contracts and on foreign currencies involve certain risks associated with derivatives.

FOREIGN DEBT SECURITIES. Foreign debt securities are issued by foreign corporations and governments. They may include Eurodollar obligations and Yankee bonds.

Foreign debt securities are subject to foreign investment risk, credit risk and interest rate risk. Securities in developing countries are also subject to the additional risks associated with emerging markets.

FOREIGN EQUITY SECURITIES. Foreign equity securities are subject to foreign investment risk in addition to the risks applicable to domestic equity securities, such as market risk.

FORWARD COMMITMENTS, WHEN-ISSUED AND DELAYED DELIVERY SECURITIES. Forward commitments, when-issued and delayed delivery securities generally involve the purchase of a security with payment and delivery at some time in the future--I.E., beyond normal settlement. The Portfolios do not earn interest on such securities until settlement and bear the risk of market value fluctuations in between the purchase and settlement dates. New issues of stocks and bonds, private placements and U.S. Government securities may be sold in this manner.

HIGH QUALITY SHORT-TERM DEBT OBLIGATIONS, INCLUDING BANKERS' ACCEPTANCES, COMMERCIAL PAPER AND CERTIFICATES OF DEPOSIT ISSUED OR GUARANTEED BY BANK HOLDING COMPANIES IN THE U.S., THEIR SUBSIDIARIES AND FOREIGN BRANCHES OR OF THE WORLD BANK; VARIABLE AMOUNT MASTER DEMAND NOTES AND VARIABLE RATE NOTES ISSUED BY U.S. AND FOREIGN CORPORATIONS.

Commercial paper is a short-term debt obligation with a maturity ranging from one to 270 days issued by banks, corporations, and other borrowers to investors seeking to invest idle cash.

Variable amount master demand notes differ from ordinary commercial paper in that they are issued pursuant to a written agreement between the issuer and the holder, their amounts may be increased from time to time by the holder (subject to an agreed maximum) or decreased by the holder or the issuer, they are payable on demand, the rate of interest payable on them varies with an agreed formula and they are typically not rated by a rating agency. Transfer of such notes is usually restricted by the issuer, and there is no secondary trading market for them. Any variable amount master demand note purchased by a Portfolio will be regarded as an illiquid security.

These instruments are subject to credit risk, interest rate risk and foreign investment risk.

HIGH YIELD/HIGH RISK DEBT SECURITIES. High yield/high risk debt securities are securities that are rated below investment grade by the primary rating agencies (e.g., BB or lower by S&P and Ba or lower by Moody's). Other terms commonly used to describe such securities include "lower rated bonds," "noninvestment grade bonds," and "junk bonds."

High yield/high risk debt securities are subject to high yield debt security risk as described in "Primary Risks of Investing in the Portfolios" above.

HYBRID INSTRUMENTS. Hybrid instruments are a form of a derivative and combine the elements of futures contracts or options with those of debt, preferred equity or a depositary instrument. They are often indexed to the price of a commodity, particular currency, or a domestic or foreign debt or equity security index. Examples of hybrid instruments include debt instruments with interest or principal payments or redemption terms determined by reference to the value of a currency or commodity or securities index at a future point in time or preferred stock with dividend rates determined by reference to the value of a currency.

Hybrids may bear interest or pay dividends at below market (or even relatively nominal) rates. Under certain conditions, the redemption value of the instrument could be zero. Hybrids can have volatile prices and limited liquidity and their use by the Portfolio may not be successful.

ILLIQUID AND RESTRICTED SECURITIES. Each Portfolio may invest a portion of its assets in restricted and illiquid securities, which are investments that the Portfolio cannot easily resell within seven days at current value or that have contractual or legal restriction on resale. Restricted securities include those which are not registered under the Securities Act of 1933, as amended (the "1933 Act"), and are purchased directly from the issuer or in the secondary market (private placements).

If the Portfolio buys restricted or illiquid securities it may be unable to quickly resell them or may be able to sell them only at a price below current value or could have difficulty valuing these holdings precisely.

In recent years, however, a large institutional market has developed for certain securities that are not registered under the 1933 Act, including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

INDEXED SECURITIES. A Portfolio may invest in indexed securities whose value is linked to foreign currencies, interest rates, commodities, indices or other financial indicators. Most indexed securities are short to intermediate term fixed income securities whose values at maturity (I.E., principal value) or interest rates rise or fall according to changes in the value of one or more specified underlying instruments. Indexed securities may be positively or negatively indexed (I.E., their principal value or interest rates may increase or decrease if the underlying instrument appreciates), and may have return characteristics similar to direct investments in the underlying instrument or to one or more options on the underlying instrument. Indexed securities may be more volatile than the underlying instrument itself and could involve the loss of all or a portion of the principal amount of, or interest on, the instrument.

INTEREST RATE TRANSACTIONS. Interest rate transactions are hedging transactions such as interest rate swaps and the purchase or sale of interest rate caps and floors. They are used by a Portfolio in an attempt to protect the value of its investments from interest rate fluctuations. Interest rate swaps involve the exchange by the Portfolio with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate floor. The Adviser to the Portfolio enters into these transactions on behalf of the Portfolio primarily to preserve a return or spread on a particular investment or portion of its portfolio or to protect against any increase in the price of securities the Portfolio anticipates purchasing at a later date. The Portfolio will not sell interest rate caps or floors that it does not own.

There is the risk that the Adviser may incorrectly predict the direction of interest rates resulting in losses to the Portfolio.

INVESTMENT GRADE DEBT SECURITIES. Investment grade debt securities are securities rated in one of the four highest rating categories by S&P, Moody's or other nationally recognized rating agency. These securities are subject to interest rate risk and credit risk. Securities rated in the fourth investment category by a nationally recognized rating agency (e.g., BBB by S&P and Baa by Moody's) may have speculative characteristics.

INVESTMENTS IN OTHER INVESTMENT COMPANIES, INCLUDING PASSIVE FOREIGN INVESTMENT COMPANIES. When the Portfolio invests in another investment company, it must bear the management and other fees of the investment company, in addition to its own expenses. As a result, the Portfolio may be exposed to duplicate expenses which could lower its value. Investments in passive foreign investment companies also are subject to foreign investment risk.

Passive foreign investment companies are any foreign corporations which generate certain amounts of passive income or hold certain amounts of assets for the production of passive income. Passive income includes dividends, royalties, rent, and annuities.

MORTGAGE-BACKED SECURITIES, INCLUDING GNMA CERTIFICATES, MORTGAGE-BACKED BONDS AND STRIPPED MORTGAGE-BACKED SECURITIES. Mortgage-backed securities include securities backed by Ginnie Mae and Fannie Mae as well as by private issuers. These securities represent collections (pools) of commercial and residential mortgages. These securities are generally pass-through securities, which means that principal and interest payments on the underlying securities (less servicing fees) are passed through to shareholders on a pro rata basis.

These securities carry general fixed income security risks, such as credit risk and interest rate risk, as well as prepayment risk.

MUNICIPAL SECURITIES. Municipal securities are debt obligations issued by local, state and regional governments that provide interest income that is exempt from federal income tax. These securities are subject to interest rate risk and credit risk.

NON-MORTGAGE ASSET-BACKED SECURITIES. Non-mortgage asset-backed securities include equipment trust certificates and interests in pools of receivables, such as motor vehicle installment purchase obligations and credit card receivables. Such securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in the underlying pools of assets. This means that principal and interest payments on the underlying securities (less servicing fees) are passed through to shareholders on a pro rata basis.

The value of some asset-backed securities may be particularly sensitive to changes in prevailing interest rates, and like other fixed income investments, the ability of the Portfolio to successfully use these instruments may depend in part upon the ability of an Adviser to forecast interest rates and other economic factors correctly.

PIK (PAY-IN-KIND) DEBT SECURITIES AND ZERO-COUPON BONDS. PIK debt securities are debt obligations which provide that the issuer may, at its option, pay interest on such bonds in cash or in the form of additional debt obligations. Such investments benefit the issuer by mitigating its need for cash to meet debt service, but also require a higher rate of return to attract investors who are willing to defer receipt of such cash.

Zero-coupon bonds are bonds that provide for no current interest payment and are sold at a discount. These investments pay no interest in cash to its holder during its life and usually trade at a deep discount from their face or par value. These investments may experience greater volatility in market value due to changes in interest rates than debt obligations which make regular payments of interest. The Portfolio will accrue income on such investments for tax accounting purposes, as required, which is distributable to shareholders and which, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities to satisfy the Portfolio's distribution obligations.

These securities are subject to credit risk and interest rate risk.

PREFERRED STOCKS. Preferred stocks are equity securities that generally pay dividends at a specified rate and have preference over common stock in the payment of dividends and liquidation. Preferred stock generally does not carry voting rights.

Preferred stocks are subject to market risk. In addition, because preferred stocks pay fixed dividends, an increase in interest rates may cause the price of a preferred stock to fall.


REAL ESTATE INVESTMENT TRUSTS. REITs are entities which invest in commercial and other real estate properties. Risks associated with investments in securities of companies in the real estate industry include: decline in the value of real estate; risks related to general and local economic conditions; overbuilding and increased competition; increases in property taxes and operating expenses; changes in zoning laws; casualty or condemnation losses; variations in rental income; changes in neighborhood values; the appeal of properties to tenants; and increases in interest rates. In addition, equity REITs may be affected by changes in the values of the underlying property owned by the trusts, while mortgage REITs may be affected by the quality of credit extended. REITs are dependent upon management skills, may not be diversified and are subject to the risks of financing projects. Such REITs are also subject to heavy cash flow dependency, defaults by borrowers, self liquidation and the possibility of failing to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended (the "Code"), and to maintain exemption from the 1940 Act. In the event an issuer of debt securities collateralized by real estate defaults, it is conceivable that the REITs could end up holding the underlying real estate. The Portfolio, as a shareholder of a REIT, bears a portion of the REIT's annual expenses.


REPURCHASE AGREEMENTS. Repurchase agreements involve the purchase of a security by a Portfolio and a simultaneous agreement by the seller (generally a bank or dealer) to repurchase the security from the Portfolio at a specified date or upon demand. This technique offers a method of earning income on idle cash.

Repurchase agreements involve credit risk, I.E., the risk that the seller will fail to repurchase the security, as agreed. In that case, the Portfolio will bear the risk of market value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security.

REVERSE REPURCHASE AGREEMENTS.   Reverse repurchase agreements involve the sale
of a security by a Portfolio to another party (generally a bank or dealer) in return for cash and an agreement by the Portfolio to buy the security back at a specified price and time.

Reverse repurchase agreements will be used primarily to provide cash to satisfy unusually high redemption requests or for other temporary or emergency purposes. Reverse repurchase agreements are considered a form of borrowing by the Portfolio and, therefore, are a form of leverage. Leverage may cause any gains or losses of the Portfolio to be magnified.

RIGHTS AND WARRANTS.   Warrants basically are options to purchase equity
securities at specific prices valid for a specific period of time. Their prices do not necessarily move parallel to the prices of the underlying securities. Rights are similar to warrants, but normally have a short duration and are distributed directly by the issuer to its shareholders. Rights and warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer. These investments carry the risk that they may be worthless to the Portfolio at the time it may exercise its rights, due to the fact that the underlying securities have a market value less than the exercise price. Warrants also include Low Exercise Price Call Warrants or other structured securities for the purpose of gaining exposure to stocks in difficult to access foreign local markets.

SECURITIES LOANS. For purposes of realizing additional income, a Portfolio may lend securities to broker-dealers or institutional investors approved by the Board of Trustees of the Trust. All securities loans will be made pursuant to agreement requiring the loans to be continuously secured by collateral in cash or high grade debt obligations at least equal at all times to the market value of the loaned securities. The borrower pays to the Portfolio an amount equal to any dividends or interest received on loaned securities. The Portfolio retains all or a portion of the interest received on investment of cash collected or receives a fee from the borrower.

The risk in lending portfolio securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral, or in the recovery of the securities or possible loss of rights in their collateral should the borrower fail financially.

SHORT SALES. Short sales are sales of securities that the seller does not own. The seller must borrow the securities to make delivery to the buyer. A short sale may be uncollateralized or against-the-box. A short sale is "against-the-box" if at all times when the short position is open, the seller owns an equal amount of the securities sold short or securities convertible into, or exchanged without further consideration for, securities of the same issue as the securities sold short.

The price of securities purchased to replace borrowed securities sold short may be greater than proceeds received in the short sale resulting in a loss to the Portfolio.

STRUCTURED NOTES. A form of hybrid investment, structured notes are derivatives on which the amount of principal repayment and/or interest payments is based upon the movement of one or more factors. Structured notes are interests in entities organized and operated for the purpose of restructuring the investment characteristics of debt obligations. Structured notes are typically sold in private placement transactions, and there currently is no active trading market for structured notes.

Structured notes are also subject to credit risk and interest rate risk and can have volatile prices.

U.S. GOVERNMENT SECURITIES. U.S. Government securities include direct obligations of the U.S. Government that are supported by its full faith and credit, like Treasury bills and GNMA certificates. Treasury bills have initial maturities of less than one year, Treasury notes have initial maturities of one to ten years and Treasury bonds may be issued with any maturity but generally have maturities of at least ten years. U.S. Government securities also include indirect obligations of the U.S. Government that are issued by federal agencies and government-sponsored entities, like bonds and notes issued by the Federal Home Loan Bank and Fannie Mae. Unlike Treasury securities, agency securities generally are not backed by the full faith and credit of the U.S. Government. Some agency securities are supported by the right of the issuer to borrow from the Treasury, others are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations and others are supported only by the credit of the sponsoring agency.

U.S. Government securities are subject to interest rate risk. Credit risk is remote.

DEFENSIVE INVESTMENTS


Under adverse market or economic conditions, a Portfolio could invest for temporary defensive purposes some or all of its assets in money market securities or utilize other investment strategies that may be inconsistent with a Portfolio's principal investment strategy. Temporary defensive instruments generally include U.S. government securities, bank time deposits denominated in the currency of any major nation, commercial paper and repurchase agreements. The Adviser may also invest in these types of securities or hold cash while looking for suitable investment opportunities or to maintain liquidity. Although a Portfolio would employ these measures only in seeking to avoid losses, they could reduce the benefit from an upswing in the market or prevent the Portfolio from meeting its investment objective.


PORTFOLIO TURNOVER

The Portfolios' Advisers will sell a security when they believe it is appropriate to do so, regardless of how long a Portfolio has owned that security. Buying and selling securities generally involves some expense to a Portfolio, such as commissions paid to brokers and other transaction costs. Generally speaking, the higher a Portfolio's annual portfolio turnover rate, the greater its brokerage costs. Increased brokerage costs may adversely affect a Portfolio's performance. The Portfolios, with the exception of PIMCO Total Return Portfolio, generally intend to purchase securities for long-term investment and therefore will have a relatively low turnover rate. Annual turnover rate of 100% or more is considered high and will result in increased costs to the Portfolios. PIMCO Total Return Portfolio generally will have annual turnover rates of 100% or more.

DOWNGRADES IN FIXED INCOME DEBT SECURITIES

Unless required by applicable law, the Portfolios are not required to sell or dispose of any debt security that either loses its rating or has its rating reduced after a Portfolio purchases the security.

MANAGEMENT

The Trust's Board of Trustees is responsible for managing the business affairs of the Trust. The Trustees meet periodically to review the affairs of the Trust and to establish certain guidelines which the Manager and Advisers are expected to follow in implementing the investment policies and objectives of the Trust. The Trustees also review the management of the Portfolios' assets by the Advisers. Information about the Trustees and executive officers of the Trust is contained in the SAI.

THE MANAGER


Met Investors Advisory, LLC (the "Manager"), 5 Park Plaza, Suite 1900, Irvine, California 92614, has overall responsibility for the general management and administration of all of the Portfolios. The Manager selects and pays the fees of the Advisers for each of the Trust's Portfolios and monitors each Adviser's investment program. The Manager is an affiliate of MetLife.


As compensation for its services to the Portfolios, the Manager receives monthly compensation at an annual rate of a percentage of the average daily net assets of each Portfolio. The management fees for each Portfolio are:


PORTFOLIO                                MANAGEMENT FEE
Met/AIM Small Cap Growth Portfolio       0.88% of first $500 million of such assets plus
                                         0.83% of such assets over $500 million
-----------------------------------------------------------------------------------------------------
Harris Oakmark International Portfolio   0.85% of first $100 million of such assets plus
                                         0.80% of such assets over $100 million up to $1 billion
                                         plus 0.75% of such assets over $1 billion
-----------------------------------------------------------------------------------------------------
Lazard Mid Cap Portfolio                 0.70% of first $500 million of such assets plus
                                         0.675% of such assets over $500 million up to $1 billion
                                         plus 0.60% of such assets over $1 billion
-----------------------------------------------------------------------------------------------------
Loomis Sayles Global Markets Portfolio   0.70% of first $500 million of such assets plus
                                         0.65% of such assets over $500 million up to $ 1 billion
                                         plus 0.60% of such assets over $1 billion
-----------------------------------------------------------------------------------------------------
Lord Abbett Bond Debenture Portfolio     0.60% of first $250 million of such assets plus
                                         0.55% of such assets over $250 million up to $500 million
                                         plus 0.50% of such assets over $500 million up to $1 billion plus 0.45% of such assets over $1 billion
-----------------------------------------------------------------------------------------------------
Lord Abbett Growth and Income Portfolio  0.60% of first $600 million of such assets plus
                                         0.55% of such assets over $600 million up to $1.1 billion
                                         plus 0.50% of such assets over $1.1 billion up to $1.5
                                         billion plus 0.45% of such assets over $1.5 billion
-----------------------------------------------------------------------------------------------------
MFS(R) Emerging Markets Equity Portfolio 1.05% of first $250 million of such assets plus
                                         1.00% of such assets over $250 million up to $500 million
                                         plus 0.85% of such assets over $500 million up to $1 billion plus 0.75% of such assets over $1 billion
-----------------------------------------------------------------------------------------------------
MFS(R) Research International Portfolio  0.80% of first $200 million of such assets plus
                                         0.75% of such assets over $200 million up to $500 million
                                         plus 0.70% of such assets over $500 million up to $1 billion plus 0.65% of such assets over $1 billion
-----------------------------------------------------------------------------------------------------
PIMCO Total Return Portfolio             0.50% of first $1.2 billion of such assets plus
                                         0.475% of such assets over $1.2 billion
-----------------------------------------------------------------------------------------------------

A discussion regarding the basis of the decision of the Trust's Board of Trustees' to approve the Management Agreement with the Manager and the investment advisory agreements with the Advisers is available in each Portfolio's annual report.


EXPENSE LIMITATION AGREEMENT


In the interest of limiting expenses of certain Portfolios until April 30, 2009, the Manager has entered into an expense limitation agreement with the Trust ("Expense Limitation Agreement"). Pursuant to that Expense Limitation Agreement, the Manager has agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses of the Portfolios set forth below, other than interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, other extraordinary expenses not incurred in the ordinary course of each Portfolio's business and amounts payable pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act, are limited to the following respective expense ratios:



                                                TOTAL EXPENSES LIMITED TO
       PORTFOLIOS                               (% OF DAILY NET ASSETS)
       Lazard Mid Cap Portfolio                           0.80%
       MFS(R) Emerging Markets Equity Portfolio           1.30%



Each Portfolio may at a later date reimburse the Manager the management fees waived or limited and other expenses assumed and paid by the Manager pursuant to the Expense Limitation Agreement provided such Portfolio has reached a sufficient asset size to permit such reimbursement to be made without causing the total annual expense ratio of such Portfolio to exceed the percentage limits stated above. Consequently, no reimbursement by a Portfolio will be made unless: (i) the Portfolio's total annual expense ratio is less than the respective percentages stated above; and (ii) the payment of such reimbursement has been approved by the Trust's Board of Trustees.


The total amount of reimbursement to which the Manager may be entitled will equal, at any time, the sum of (i) all investment management fees previously waived or reduced by the Manager and (ii) all other payments previously remitted by the Manager to the Portfolio during any of the previous five fiscal years, less any reimbursement that the Portfolio has previously paid to the Manager with respect to (a) such investment management fees previously waived or reduced and (b) such other payments previously remitted by the Manager to the Portfolio.

THE ADVISERS

Under the terms of the agreements between each Adviser and the Manager, the Adviser will develop a plan for investing the assets of each Portfolio, select the assets to be purchased and sold by each Portfolio, select the broker-dealer or broker-dealers through which the Portfolio will buy and sell its assets, and negotiate the payment of commissions, if any, to those broker-dealers. Each Adviser follows the investment policies set by the Manager and the Board of Trustees for each of the Portfolios. Day-to-day management of the investments in each Portfolio is the responsibility of the Adviser's portfolio managers. The portfolio managers of each Portfolio are indicated below following a brief description of each Adviser. The SAI provides additional information about each committee member's or portfolio manager's compensation, other accounts managed and the person's ownership of securities in the Portfolio.

The Trust and the Manager have received an exemptive order from the Securities and Exchange Commission that permits the Manager, subject to certain conditions, and without the approval of shareholders to: (a) employ a new unaffiliated investment adviser for a Portfolio pursuant to the terms of a new investment advisory agreement, in each case either as a replacement for an existing Adviser or as an additional Adviser; (b) change the terms of any investment advisory agreement; and (c) continue the employment of an existing Adviser on the same advisory contract terms where a contract has been assigned because of a change in control of the Adviser. In such circumstances, shareholders would receive notice of such action, including the information concerning the new Adviser that normally is provided in a proxy statement.

The Manager pays each Adviser a fee based on the Portfolio's average daily net assets. No Portfolio is responsible for the fees paid to each of the Advisers.


INVESCO AIM CAPITAL MANAGEMENT, INC. ("AIM"), 11 Greenway Plaza, Suite 100, Houston, Texas 77046, is the Adviser to the Met/AIM Small Cap Growth Portfolio of the Trust. AIM has acted as an investment adviser since its organization in 1986. Today, AIM, together with its affiliates, advises or manages over 200 investment portfolios, including the Portfolio, encompassing a broad range of investment objectives. AIM is an indirect wholly owned subsidiary of AMVESCAP PLC, London, England. Total net assets under the management of AIM and its affiliates was approximately $149 billion as of December 31, 2007.

AIM uses a team approach to investment management. The members of the team who are primarily responsible for the day-to-day management of the Portfolio are:

  . JULIET S. ELLIS (lead manager), Senior Portfolio Manager, has been responsible for the Portfolio since 2004 and has been associated with AIM and/or its affiliates since 2004. From 2000 to 2004, she was Managing Director and from 1993 to 2004, she was a senior portfolio manager with JPMorgan Fleming Asset Management.

  . JUAN R. HARTSFIELD, Portfolio Manager, has been responsible for the Portfolio since 2004 and has been associated with AIM and/or its affiliates since 2004. From 2000 to 2004, he was a co-portfolio manager with JPMorgan Fleming Asset Management.

  . CLAY MANLEY, Portfolio Manager, has been responsible for the Portfolio since 2008 and has been associated with AIM and/or its affiliates since 2001.

  . They are assisted by the Small Cap Core/Growth Team which may be comprised of portfolio managers, research analysts and other investment professionals of AIM. Team members provide research support and make securities recommendations with respect to the Portfolio's holdings, but do not have day-to-day management responsibilities with respect to the Portfolio's holdings. Members of the Team may change from time to time.

HARRIS ASSOCIATES L.P. ("Harris"), Two North La Salle Street, Suite 500, Chicago, Illinois 60602, is the Adviser to the Harris Oakmark International Portfolio of the Trust. Harris is a Delaware limited partnership organized in 1995. The general partnership interest in Harris is owned by Harris Associates Inc., which in turn is a wholly-owned subsidiary of Paris-based Natixis Global Asset Management, L.P. Together with its predecessor, Harris has managed mutual funds since 1970 and manages more than $65.7 billion of assets as of December 31, 2007.

  . DAVID G. HERRO, CFA, Partner and Chief Investment Officer-International, and ROBERT A. TAYLOR, CFA, Partner and Director of International Research, manage the Portfolio. Mr. Herro joined Harris in 1992 as a portfolio manager and analyst. Mr. Taylor joined Harris in 1994 as an International Analyst.




LAZARD ASSET MANAGEMENT LLC, 30 Rockefeller Plaza, New York, New York 10112-6300, ("Lazard") serves as the Adviser to the Lazard Mid Cap Portfolio of the Trust. Lazard is a wholly-owned subsidiary of Lazard, Ltd., Clarendon House, 2 Church Street, Hamilton HM 11, Bermuda. Lazard and its global affiliates provide investment management services to client discretionary accounts with assets totaling approximately $126.9 billion as of December 31, 2007. Its clients are both individuals and institutions, some of whose accounts have investment policies similar to those of the Portfolio.

The following individuals are jointly responsible for managing the Portfolio:

  . CHRISTOPHER BLAKE, Managing Director, Portfolio/Analyst. Christopher Blake is a Managing Director of Lazard and a Portfolio Manager/Analyst for the U.S. Mid Cap and Strategic Equity portfolios (including the North American Equity Fund, the brand name of the U.S. Strategic Equity offshore fund). He joined Lazard in 1995. Mr. Blake was a Lazard Research Analyst covering the consumer sector, and beginning in 1996, was a Research Analyst on the U.S. Small Cap team.

  . GARY BUESSER, CFA, Director, Portfolio Manager. He is a Portfolio Manager for the U.S. Mid Cap and Strategic Equity portfolios. Prior to joining the Lazard in 2000, Mr. Buesser worked for Evergreen Funds, SG Cowen, Shearson Lehman Brothers, and Kidder Peabody. He began working in the investment field in 1983.

  . ROBERT A. FAILLA, CFA, Director, Portfolio Manager. Robert Failla is a Senior Vice President of Lazard, and a Portfolio Manager for the U.S. Mid Cap and Strategic Equity portfolios. Prior to joining Lazard in 2003,
     Mr. Failla was associated with AllianceBernstein, where he worked as a Portfolio Manager on a large-cap and all-cap product. He began working in the investment field in 1993.

  . ANDREW LACEY, Deputy Chairman, U.S. and Global Products. Andrew Lacey is a Deputy Chairman of Lazard for U.S. and Global products. He is also a portfolio manager on the U.S. Equity, U.S. Equity Select, U.S. Equity Value, U.S. Mid Cap, and U.S. Strategic products. Mr. Lacey become a full-time member of the equity team in 1996.

PRIOR EXPERIENCE WITH COMPARABLE FUND

The Lazard Mid Cap Portfolio and the Lazard Mid Cap Fund, which is also advised by Lazard, have substantially similar investment objectives, policies, and strategies. Lazard began managing the Portfolio in December 2005. In order to provide you with information regarding the investment capabilities of Lazard, performance information regarding the Lazard Mid Cap Fund is presented. Management fees paid by the Lazard Mid Cap Fund are greater than the fees paid by the Portfolio. If the same level of management fees charged to the Portfolio had been charged to the Lazard Mid Cap Fund, the average annual return during the period would have been higher than the returns set forth below. This result assumes that the current management fee paid by the Lazard Mid Cap Fund, as a percentage of average net assets, applied to all prior periods. Such performance information should not be relied upon as an indication of the future performance of the Portfolio because, among other things, the asset sizes and expenses of Lazard Mid Cap Fund and the Portfolio will vary.

The table below compares the Lazard Mid Cap Fund's average annual compounded total returns for the 1-, 5- and 10-year periods through 12/31/07 with the S&P Mid Cap 400 Index, an unmanaged index which measures the performance of mid-sized companies and covers approximately 7% of the U.S. equities market. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index. The calculations of total return assume the reinvestment of all dividends and capital gain distributions and the deduction of all recurring expenses that were charged to shareholder accounts. These figures do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower.



          Average Annual Total Return as of 12/31/07
-------------------------------------------------------------
                                         1 Year 5 Year 10 Year
---------------------------------------- ------ ------ -------
Lazard Mid Cap Fund--Institutional Class -2.93% 14.38%   9.61%
S&P Mid Cap 400 Index                     7.98% 16.20%  11.19%



LOOMIS, SAYLES & COMPANY, L.P. ("Loomis Sayles"), One Financial Center, Boston, Massachusetts 02111, is the Adviser to the Loomis Sayles Global Markets Portfolio of the Trust. Loomis Sayles is a subsidiary of Natixis Global Asset Management, L.P. Founded in 1926, Loomis Sayles is one of America's oldest investment advisory firms with over $130 billion in assets under management as of December 31, 2007.

The Portfolio is managed by a team of portfolio managers:

  . MARK B. BARIBEAU, CFA, Vice President of Loomis Sayles, joined the firm in 1989. He is the Growth portfolio manager of the domestic equity securities sector and international equity securities sector of the Portfolio.

  . DANIEL J. FUSS, CFA, CIC, Executive Vice President and Vice Chairman of Loomis Sayles has been with the firm since 1976. He is the portfolio manager of the domestic fixed income securities sector of the Portfolio.

  . WARREN N. KOONTZ, CFA, Vice President of Loomis Sayles, joined the firm in 1995. He is the Value portfolio manager of the domestic equity securities sector and international equity securities sector of the Portfolio.

  . DAVID ROLLEY, CFA, Vice President of Loomis Sayles, has been with the firm since 1994. He is the portfolio manager of the international fixed income securities sector of the Portfolio.

PRIOR EXPERIENCE WITH COMPARABLE FUND

The Loomis Sayles Global Markets Portfolio and the Loomis Sayles Global Markets Fund, which is also advised by Loomis Sayles, have substantially similar investment objectives, policies, and strategies. Since the Portfolio commenced operations in 2006, it does not have a significant operating history. In order to provide you with information regarding the investment capabilities of Loomis Sayles, performance information regarding the Loomis Sayles Global

Markets Fund is presented. Management fees paid by the Loomis Sayles Global Markets Fund are higher than the fees paid by the Portfolio. If the same level of management fees charged to the Portfolio had been charged to the Loomis Sayles Global Markets Fund, the average annual return during the periods would have been higher than the numbers set forth below. This result assumes that the current management fee paid by the Loomis Sayles Global Markets Fund, as a percentage of average net assets, applied in all prior periods. Such performance information should not be relied upon as an indication of the future performance of the Portfolio because, among other things, the asset sizes and expenses of Loomis Sayles Global Markets Fund and the Portfolio will vary.

The table below compares the Loomis Sayles Global Markets Fund's average annual compounded total returns for the 1-, 5- and 10-year periods through 12/31/07 with the MSCI World Index, an index that measures global developed market equity performance and the Citigroup World Government Bond Index ("Citigroup
WGBI), an index that measures the most significant and liquid government bond indices located around the world which carry at least an investment grade rating. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index. The calculations of total return assume the reinvestment of all dividends and capital gain distributions and the deduction of all recurring expenses that were charged to shareholder accounts. These figures do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower.



                                  1 Year 5 Year 10 Year
--------------------------------- ------ ------ -------
Loomis Sayles Global Markets Fund
 (Class Y shares)                 26.49% 18.77%  13.32%
MSCI World Index                   9.57% 17.53%   7.45%
Citigroup WGBI                    10.95%  6.81%   6.31%



LORD, ABBETT & CO. LLC ("Lord Abbett"), 90 Hudson Street, Jersey City, New Jersey 07302, is the Adviser to the Lord Abbett Bond Debenture and Lord Abbett Growth and Income Portfolios of the Trust. Founded in 1929, Lord Abbett manages one of the nation's oldest mutual fund complexes, with assets under management of approximately $110 billion in mutual funds and other advisory accounts as of December 31, 2007.


LORD ABBETT BOND DEBENTURE PORTFOLIO


  . Lord Abbett uses a team of investment managers and analysts acting together to manage the Portfolio's investments. CHRISTOPHER J. TOWLE, Partner and Investment Manager of Lord Abbett, heads the team and is primarily responsible for the day-to-day management of the Portfolio. Mr. Towle joined Lord Abbett in 1987, is the holder of a Chartered Financial Analyst designation and has been in the investment business since 1980. He has been a member of the team since 1993.

LORD ABBETT GROWTH AND INCOME PORTFOLIO

  . ELI M. SALZMANN is primarily responsible for the day-to-day management of the Portfolio. Mr. Salzmann is a Partner of Lord Abbett and has been with Lord Abbett since 1997. Mr. Salzmann is the Investment Team Leader and has been a member of the investment team since 1998.

MASSACHUSETTS FINANCIAL SERVICES COMPANY ("MFS"), 500 Boylston Street, Boston, Massachusetts 02116, is the Adviser to the MFS(R) Emerging Markets Equity and MFS(R) Research International Portfolios of the Trust. MFS is America's oldest mutual fund organization. MFS is a subsidiary of Sun Life of Canada (U.S.) Financial Services Holdings, Inc., which in turn is an indirect majority-owned subsidiary of Sun Life Financial Inc. (a diversified financial services company). MFS and its predecessor organizations have a history of money management dating from 1924 and the founding of the first mutual fund, Massachusetts Investors Trust. Net assets under the management of the MFS organization were approximately $198 billion as of December 31, 2007.

MFS(R) EMERGING MARKETS EQUITY PORTFOLIO

  . The Portfolio is managed by NICHOLAS D. SMITHIE, an investment officer of MFS. Mr. Smithie has been a portfolio manager with MFS since 2002 and has been in the investment management area of MFS since 1998.

PRIOR EXPERIENCE WITH COMPARABLE FUND

The MFS(R) Emerging Markets Equity Portfolio and the MFS(R) Emerging Markets Equity Fund, which is also advised by MFS, have substantially similar investment objectives, policies, and strategies. Since the Portfolio commenced operations in 2006, it does not have a significant operating history. MFS began managing all of the assets of the MFS(R) Emerging Markets Equity Fund on November 30, 1999. Prior to November 30, 1999, another investment adviser managed certain assets of the Fund. Performance information for periods prior to November 30, 1999 reflects this former sub-investment advisory relationship. In order to provide you with information regarding the investment capabilities of MFS, performance information regarding the MFS(R) Emerging Markets Equity Fund is presented. Management fees paid by the MFS(R) Emerging Markets Equity Fund are the same as the fees paid by the Portfolio. Such performance information should not be relied upon as an indication of the future performance of the Portfolio because, among other things, the asset sizes and expenses of MFS(R) Emerging Markets Equity Fund and the Portfolio will vary.

The table below compares the MFS(R) Emerging Markets Equity Fund's average annual compounded total returns for the 1-, 5- and 10-year periods through 12/31/07 with the Morgan Stanley Capital International (MSCI) Emerging Markets Free Index, an unmanaged market capitalization weighted index that is designed to measure equity market performance in the global emerging markets. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index. The calculations of total return assume the reinvestment of all dividends and capital gain distributions and the deduction of all recurring expenses that were charged to shareholder accounts. These figures do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower.



                Average Annual Total Return as of 12/31/07
-------------------------------------------------------------------------
                                                     1 Year 5 Year 10 Year
---------------------------------------------------- ------ ------ -------
MFS(R) Emerging Markets Equity Fund (Class A shares)
 (Without Sales Charge)                              35.46% 35.61%  12.55%
MSCI Emerging Markets Index                          39.78% 37.46%  14.53%

MFS(R) RESEARCH INTERNATIONAL PORTFOLIO


  . The Portfolio is managed by a committee of research analysts under the general supervision of THOMAS MELENDEZ and JOSE LUIS GARCIA.

  . MR. MELENDEZ, an investment officer of MFS, joined MFS in 2002 as an associate portfolio manager with more than ten years experience, including three years as an Emerging Market Product Specialist for Schroders North America, two years as a General Manager for Schroders Argentina and three years as a Vice President, Latin American Fund Manager for Schroders Capital Management International, London.

  . MR. GARCIA, an investment officer of MFS and global equity research analyst, joined MFS in 2002. Prior to joining MFS, Mr. Garcia was Chief Executive Officer of Telefonica B2B in Mexico City for two years and for two years prior to that position, Principal of Texas Pacific Group.

PACIFIC INVESTMENT MANAGEMENT COMPANY LLC ("PIMCO"), 840 Newport Center Drive, Newport Beach, California 92660, is the Adviser to the PIMCO Total Return Portfolio of the Trust. PIMCO, a Delaware limited liability company, is a majority-owned subsidiary of Allianz Global Investors of America L.P. ("AGI LP"). Allianz SE is the indirect majority owner of AIG LP. Allianz SE is a European-based, multinational insurance and financial services holding company. Pacific Life Insurance Company holds an indirect minority interest in AGI LP. As of December 31, 2007, PIMCO had approximately $746.3 billion in assets under management.

  . WILLIAM H. GROSS, CFA, Managing Director and co-chief investment officer, was a founding partner of PIMCO in 1971.

DISTRIBUTION PLANS

The Portfolio has adopted for its Class B and Class E shares a plan pursuant to Rule 12b-1 under the 1940 Act (the "Plan") and pursuant to the Plan, entered into a Distribution Agreement with MetLife Investors Distribution Company, located at 5 Park Plaza, Suite 1900, Irvine, California 92614. MetLife Investors Distribution Company is an affiliate of the Manager, and serves as principal underwriter for the Trust. The Plan permits the use of Trust assets to help finance the distribution of the shares of the Portfolio. Under the Plan, the Trust, on behalf of the Portfolio, is permitted to pay to various service providers up to 0.50% for Class B and up to 0.25% for Class E of the average daily net assets of the Portfolio allocated, as applicable, to Class B and Class E shares as payment for services rendered in connection with the distribution of the shares of the Portfolio. Currently, payments with respect to Class B and Class E shares are limited to 0.25% and 0.15%, respectively, of average net assets, which amount may be increased to the full Plan amount by the Trustees of the Trust without shareholder approval. Because these fees are paid out of Trust assets on an on-going basis, over time these costs will increase the cost of your investment and may cost you more than other types of sales charges.

YOUR INVESTMENT

SHAREHOLDER INFORMATION

The separate accounts of MetLife are the record owners of the Portfolios' shares. Any reference to the shareholder in this Prospectus technically refers to those separate accounts and not to you, the Contract owner. The legal rights of you, the Contract owner, are different from the legal rights of the record owner.

However, MetLife is required to solicit instructions from Contract owners when voting on shareholder issues. Any voting by MetLife as shareholder would therefore reflect the actual votes of Contract owners. Neither the Securities and Exchange Commission nor MetLife requires any specific minimum percentage of Contract owners to vote in order for MetLife to echo vote the remaining unvoted votes. MetLife seeks to obtain a reasonable level of turnout given the particular voting trend. MetLife may use various methods of encouraging Contract owners to vote, including additional solicitations. The practice of echo voting means that a minority of Contract owners may, in practice, determine whether an item passes or fails. Please see "Voting Rights" in the prospectus for the Contracts accompanying this Prospectus for more information on your voting rights.

DISCLOSURE OF PORTFOLIO HOLDINGS

Shares of the Trust are offered only to separate accounts of the Insurance Companies. The following information is generally made available on one or more of the Insurance Company websites (including www.metlifeinvestors.com): (i) the ten largest portfolio holdings of each Portfolio; (ii) unless the Adviser has objected, the percentage of the Portfolio's net assets that each of the portfolio holdings represents; and (iii) the percentage of the Portfolio's net assets that these holdings represent in the aggregate. Unless the Adviser has objected, this information is posted on the website as early as on or about the tenth business day following the calendar quarter and no later than on or about the first business day of the second month following the calendar quarter. The Trust may exclude any portion of these holdings from the posting when deemed in the best interest of the Trust. These postings generally remain until replaced by new postings as described above. For these purposes, a Portfolio's ten largest portfolio holdings are not considered to include swaps, futures, or forward currency transactions or transactions transmitted to the Trust's custodian after certain established cut-off times.

A description of the Portfolios' policies and procedures with respect to the disclosure of the Portfolios' portfolio securities is available in the SAI.

DIVIDENDS, DISTRIBUTIONS AND TAXES

DIVIDENDS AND DISTRIBUTIONS

Each Portfolio intends to distribute substantially all of its net investment income, if any. Each Portfolio distributes its dividends from its net investment income to MetLife's separate accounts at least once a year and not to you, the Contract owner. These distributions are in the form of additional shares and not cash. The result is that a Portfolio's investment performance, including the effect of dividends, is reflected in the cash value of the Contracts. Please see the Contract prospectus accompanying this Prospectus for more information.

All net realized long- or short-term capital gains of each Portfolio are also declared once a year and reinvested in the Portfolio.

TAXES

Please see the Contract prospectus accompanying this Prospectus for a discussion of the tax impact on you resulting from the income taxes the separate accounts owe as a result of their ownership of a Portfolio's shares and their receipt of dividends and capital gains.

Each Portfolio expects to qualify and to continue to qualify as a regulated investment company under Subchapter M of the Code. As qualified, a Portfolio is not subject to federal income tax on that part of its taxable income that it distributes to you. Taxable income consists generally of net investment income, and any capital gains. It is each Portfolio's intention to distribute all such income and gains.

Shares of each Portfolio are currently offered only to the separate accounts of MetLife. Separate accounts are insurance company separate accounts that fund life insurance policies and annuity contracts. Under the Code, an insurance company pays no tax with respect to income of a qualifying separate account when the income is properly allocable to the value of eligible variable annuity or variable life insurance contracts. For a discussion of the taxation of life insurance companies and the separate accounts, as well as the tax treatment of the policies and annuity contracts and the holders thereof, see the discussion of federal income tax considerations included in the prospectus for the Contracts.

Section 817(h) of the Code and the regulations thereunder impose "diversification" requirements on the assets underlying a Contract. Each Portfolio intends to maintain diversification which will allow each Contract to satisfy these requirements. These requirements are in addition to the diversification requirements imposed on each Portfolio by Subchapter M and the 1940 Act. Technically, the section 817(h) requirements provide that, with limited exceptions, as of the end of each calendar quarter or within thirty days thereafter no more than 55% of the assets underlying a Contract may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments, and no more than 90% by any four investments. For this purpose, an investment in a Portfolio is treated not as a single investment but as an investment in each asset owned by the Portfolio, so long as shares of the Portfolio are owned only by separate accounts of insurance companies, by qualified pension and retirement plans, and by a limited class of other investors. The Portfolios are and will be so owned. Thus so long as each Portfolio meets the section 817(h) diversification tests, each Contract will also meet those tests. See the prospectus for the Contracts.

The foregoing is only a summary of some of the important federal income tax considerations generally affecting a Portfolio and you; see the SAI for a more detailed discussion. You are urged to consult your tax advisers.

REPORT TO POLICYHOLDERS

The fiscal year of each Portfolio ends on December 31 of each year. The Trust will send to you, at least semi-annually, reports which show the Portfolios' composition and other information. An annual report, with audited information, will be sent to you each year.

SALES AND PURCHASES OF SHARES


The Trust does not sell its shares directly to the public. The Trust continuously sells Class A shares, Class B shares and Class E shares of the Portfolios, as applicable, only to the separate accounts of MetLife to fund Contracts. The Trust could also offer shares to other separate accounts of other insurers if approved by the Board of Trustees.


PURCHASE AND REDEMPTION OF SHARES

MetLife Investors Distribution Company is the principal underwriter and distributor of the Trust's shares. MetLife Investors Distribution Company places orders for the purchase or redemption of shares of each Portfolio based on, among other things, the amount of net Contract premiums or purchase payments transferred to the separate accounts, transfers to or from a separate account investment division and benefit payments to be effected on a given date pursuant to the terms of the Contract. Such orders are effected, without sales charge, at the net asset value per share for each Portfolio determined on that same date. The Trust reserves the right to reject or limit all or part of any purchase or exchange order for any reason.

The Portfolios are available as investment options under a number of different variable insurance products, many of which do not limit the number of transfers among the available underlying funds. A large number of transfers could raise transaction costs for a Portfolio and could require the Adviser to maintain increased cash reserves, which could harm performance in rising markets.


Shares of the Portfolios are sold and redeemed at their net asset value without the imposition of any sales commission or redemption charge. Class A shares are not subject to a Rule 12b-1 fee. Class B and Class E shares are subject to a Rule 12b-1 fee of 0.25% and 0.15%, respectively, average daily net assets. (However, certain sales or other charges may apply to the Contract, as described in the Contract prospectus.) Under certain circumstances, redemption proceeds may be paid in securities or other property rather than in cash if the Manager determines it is in the best interests of the Trust.


MARKET TIMING

The Trust's Board of Trustees has adopted certain procedures, described below, to discourage certain types of trading in Portfolio shares that may be harmful to long-term investors, specifically (i) trading that is designed to exploit pricing inefficiencies and thereby dilute the returns of long-term investors; or (ii) frequent trading by an investor that generates sufficiently volatile cash flows to be disruptive to a portfolio manager's ability to manage a Portfolio's assets ((i) or (ii), "market timing"). The Trust is not intended for investment by market timers. The Trust does not knowingly accommodate market timing in any Portfolio and, to the Trust's knowledge, there are no arrangements currently in place that are designed to permit any contract owner to engage in market timing. As discussed above, the Trust reserves the right to reject or limit all or part of any purchase or exchange order for any reason.


The Trust requires that the insurance company separate accounts that invest in the Portfolios have in place policies and procedures reasonably designed to detect and deter market timing in the separate accounts by contract owners. In addition, the Manager monitors cashflows of certain Portfolios identified as presenting pricing inefficiencies that could potentially be exploited by market timers, and, with respect to each Portfolio, conducts certain tests to help detect cash outflows or cashflow volatility that may be disruptive to a portfolio manager's ability to manage the Portfolio. If, based on such monitoring, the Manager believes (i) that a Portfolio's cash flows may reflect a pattern of market timing or (ii) that a Portfolio's cash flows may reflect frequent trading that is disruptive to the management of the Portfolio and it is appropriate given the context of the cash flow volatility (e.g., type of Portfolio, amount of assets), the Manager will refer the matter to the appropriate insurance company or companies.

Further, in accordance with Rule 22c-2 under the 1940 Act, the Trust has contracted with insurance separate accounts to enable it to request and receive information regarding transactions in the shares of the Trust's Portfolios and limit transactions that violate the Trust's policies on market timing.


If the Trust finds that any insurance company has in place inadequate policies and procedures, with respect to a particular separate account, to detect and deter market timing in Portfolio shares and there is evidence of market timing in that separate account, the Trust or any of its Portfolios may be discontinued as an investment option of that separate account. In such an event, all contract owners of such separate account would no longer be able to make new investments in the Trust or any of its Portfolios. The Trust reserves the right to modify this policy, including any procedures established from time to time to effectuate this policy, at any time without notice.

LIMITATIONS ON THE TRUST'S ABILITY TO DETECT AND DETER MARKET TIMING

The Portfolios are available as investment options under a number of different variable insurance products. Owners of these variable insurance products transfer value among sub-accounts of the insurance company separate accounts by contacting the insurance companies. The resulting purchases and redemptions of Portfolio shares are made through omnibus accounts of the insurance companies. The right of an owner of such a variable insurance product to transfer among sub-accounts is governed by a contract between the insurance company and such owner. Many of these contracts do not limit the number of transfers among the available underlying funds that a contract owner may make. The terms of these contracts, the presence of financial intermediaries (including the insurance companies) between the Trust and contract owners, the utilization of omnibus accounts by these intermediaries and other factors such as state insurance laws may limit the Trust's ability to detect and deter market timing. Multiple tiers of such financial intermediaries may further compound the Trust's difficulty in detecting and deterring such market timing activities.

RISKS ASSOCIATED WITH MARKET TIMING GENERALLY

While the Trust will try to detect and deter market timing by utilizing the procedures described above, these procedures may not be successful in identifying or deterring market timing. By realizing profits through short-term trading, contract owners that engage in market timing activities may dilute the value of shares held by long-term investors. Cashflow volatility resulting from frequent trading of Portfolio shares, especially involving large dollar amounts, may disrupt a portfolio manager's ability to manage the Portfolio's assets. Frequent trading may be disruptive if it makes it difficult for a Portfolio to implement its long-term investment strategies, for example by causing the Portfolio to maintain a higher level of its assets in cash to accommodate such frequent trading. Frequent trading may also be disruptive if it forces a Portfolio to sell portfolio securities at inopportune times to raise cash to accommodate such trading activity. In addition, frequent trading may cause a Portfolio to incur increased expenses. For example, as a result of such frequent trading, a Portfolio may be forced to liquidate investments and thereby incur increased brokerage costs and realization of taxable capital gains without attaining any investment advantage. All of these factors may adversely affect Portfolio performance.

Associated with an investment in a Portfolio that itself invests in securities that are, for example, thinly traded, traded infrequently, or relatively less liquid is the risk that the current market price for the securities may not accurately reflect current market values. A market timer may seek to engage in strategies designed to take advantage of these pricing differences ("price arbitrage") and thereby dilute the returns of long-term investors. Portfolios that may be adversely affected by price arbitrage include those Portfolios that significantly invest in small cap equity securities and in certain fixed-income securities, such as high yield bonds.

A Portfolio that invests significantly in foreign securities may be particularly susceptible to strategies designed to exploit pricing inefficiencies. This is because foreign securities are typically traded on markets that close well before the time a Portfolio calculates its net asset value (typically at 4:00 p.m. Eastern Time), which gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities. The time zone differences among international stock markets can allow a market timer engaging in certain strategies to exploit differences in Portfolio share prices that are based on closing prices of foreign securities established some time before the Portfolio calculates its own share price (a type of price arbitrage referred to as "time zone arbitrage"). As discussed more fully below, the Trust has procedures, referred to as fair value pricing, that allow the Trust to adjust closing market prices of foreign securities to reflect what is believed to be the fair value of those securities at the time a Portfolio calculates its net asset value. While there is no assurance, the Portfolios expect that the use of fair value pricing will reduce a market timer's ability to engage in time zone arbitrage to the detriment of Portfolio shareholders.

VALUATION OF SHARES


Each Portfolio's net asset value ("NAV") per share is ordinarily determined once daily, as of the close of the regular session of business on the New York Stock Exchange (NYSE) (usually at 4:00 p.m., Eastern Time), on each day the NYSE is open. To the extent that the Portfolio's assets are traded in other markets when the NYSE is closed, the value of the Portfolio's assets may be effected on days when the Trust is not open for business. In addition, trading in some of the Portfolio's assets may not occur when the Trust is open for business.

NAV of a Portfolio share is computed by dividing the value of the net assets of the Portfolio by the total number of shares outstanding in the Portfolio. Share prices for any transaction are those next calculated after receipt of an order.


Except for money market instruments maturing in 60 days or less and foreign securities as discussed below, securities held by the Portfolios are valued at market value. If market values are not readily available, or if available market quotations are not reliable, securities are priced at their fair value as determined by the Valuation Committee of the Trust's Board of Trustees using procedures approved by the Board of Trustees. The Portfolios may use fair value pricing if the value of a security has been materially affected by events occurring before the Portfolio's calculation of NAV but after the close of the primary markets on which the security is traded. The Portfolios may also use fair value pricing if reliable market quotations are unavailable due to infrequent trading or if trading in a particular security was halted during the day and did not resume prior to the Portfolios' calculation of NAV. The use of fair value pricing has the effect of valuing a security based upon the price a Portfolio might reasonably expect to receive if it sold that security but does not guarantee that the security can be sold at the fair value price. Further, because of the inherent uncertainty of fair valuation, a fair valuation price may differ significantly from the value that would have been used had a ready market for the investment existed, and these differences could be material. With respect to any portion of a Portfolio's assets that is invested in other open-end investment companies, that portion of the Portfolio's NAV is calculated based on the NAV of that investment company. The prospectus for the other investment company explains the circumstances and effects of fair value pricing for that investment company.

Each Portfolio has retained a third party pricing service to automatically fair value each of its investments that is traded principally on a foreign exchange or market, subject to adjustment by the Trust's Valuation Committee. The Valuation Committee will regularly monitor and review the services provided by the pricing service to the Portfolios and periodically report to the Board on the pricing services' performance.

Money market instruments maturing in 60 days or less are valued on the amortized cost basis.

FINANCIAL HIGHLIGHTS


The following financial highlights tables are intended to help you understand each Portfolio's Class A, Class B and Class E, as applicable, shares financial performance for the past 5 years (or for its period of operation in the case of Portfolios that have operated for less than 5 years). Certain information reflects financial results for a single Portfolio share. Total return in each table shows how much an investment in a Portfolio would have increased (or decreased) during each period (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, whose report is included in the Annual Report of each Portfolio, which are available upon request.



                                             MET/AIM SMALL CAP GROWTH PORTFOLIO



                                                         FOR THE YEARS ENDED DECEMBER 31,
                                                      ---------------------------------------
CLASS A                                               2007(A) 2006(A) 2005(A) 2004(A) 2003(A)
---------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                   $13.53  $13.66  $12.84  $12.03   $8.65
                                                      ------- ------- ------- ------- -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT LOSS                                    (0.06)  (0.08)  (0.07)  (0.09)  (0.08)
NET REALIZED AND UNREALIZED GAINS                        1.60    1.97    1.18    0.90    3.46
                                                      ------- ------- ------- ------- -------
TOTAL FROM INVESTMENT OPERATIONS                         1.54    1.89    1.11    0.81    3.38
                                                      ------- ------- ------- ------- -------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                       --      --      --      --      --
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS          (0.21)  (2.02)  (0.29)      --      --
                                                      ------- ------- ------- ------- -------
TOTAL DISTRIBUTIONS:                                   (0.21)  (2.02)  (0.29)      --      --
                                                      ------- ------- ------- ------- -------
NET ASSET VALUE, END OF PERIOD                         $14.86  $13.53  $13.66  $12.84  $12.03
                                                      ------- ------- ------- ------- -------
TOTAL RETURN                                           11.40%  13.91%   8.59%   6.73%  39.08%
                                                      ------- ------- ------- ------- -------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                $587.1  $329.3  $215.4   $92.5    $6.2
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES**                                              0.92%   0.97%   0.99%   1.03%   1.04%
NET INVESTMENT LOSS                                   (0.42)% (0.58)% (0.53)% (0.74)% (0.78)%
PORTFOLIO TURNOVER RATE                                 33.6%   56.4%   74.8%   94.9%   29.8%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                0.92%   0.98%  0.96%*  1.02%*   1.16%

--------------------------------------------------------------------------------

* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
** Prior to 05/01/2003, broker rebates were excluded from the calculation of the expense limitation.
(a) Net investment loss per share was calculated using average shares outstanding.

  MET/AIM SMALL CAP GROWTH PORTFOLIO



                                                         FOR THE YEARS ENDED DECEMBER 31,
                                                      ---------------------------------------
CLASS B                                               2007(A) 2006(A) 2005(A) 2004(A) 2003(A)
---------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                   $13.39  $13.51  $12.74  $11.97   $8.62
                                                      ------- ------- ------- ------- -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT LOSS                                    (0.10)  (0.11)  (0.10)  (0.12)  (0.11)
NET REALIZED AND UNREALIZED GAINS                        1.58    2.01    1.16    0.89    3.46
                                                      ------- ------- ------- ------- -------
TOTAL FROM INVESTMENT OPERATIONS                         1.48    1.90    1.06    0.77    3.35
                                                      ------- ------- ------- ------- -------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                       --      --      --      --      --
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS          (0.21)  (2.02)  (0.29)      --      --
                                                      ------- ------- ------- ------- -------
TOTAL DISTRIBUTIONS:                                   (0.21)  (2.02)  (0.29)      --      --
                                                      ------- ------- ------- ------- -------
NET ASSET VALUE, END OF PERIOD                         $14.66  $13.39  $13.51  $12.74  $11.97
                                                      ------- ------- ------- ------- -------
TOTAL RETURN                                           11.07%  14.18%   8.27%   6.43%  38.86%
                                                      ------- ------- ------- ------- -------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                $292.0  $299.7  $297.1  $309.7  $206.3
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES**                                              1.16%   1.21%   1.25%   1.29%   1.30%
NET INVESTMENT LOSS                                   (0.69)% (0.83)% (0.80)% (1.03)% (1.04)%
PORTFOLIO TURNOVER RATE                                 33.6%   56.4%   74.8%   94.9%   29.8%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                1.17%   1.23%  1.20%*  1.23%*   1.36%

--------------------------------------------------------------------------------

* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
** Prior to 05/01/2003, broker rebates were excluded from the calculation of the expense limitation.
(a) Net investment loss per share was calculated using average shares outstanding.

                                             MET/AIM SMALL CAP GROWTH PORTFOLIO



                                                         FOR THE YEARS ENDED DECEMBER 31,
                                                      ---------------------------------------
CLASS E                                               2007(A) 2006(A) 2005(A) 2004(A) 2003(A)
---------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                   $13.50  $13.60  $12.80  $12.01   $8.64
                                                      ------- ------- ------- ------- -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT LOSS                                    (0.09)  (0.10)  (0.09)  (0.11)  (0.10)
NET REALIZED AND UNREALIZED GAINS                        1.60    2.02    1.18    0.90    3.47
                                                      ------- ------- ------- ------- -------
TOTAL FROM INVESTMENT OPERATIONS                         1.51    1.92    1.09    0.79    3.37
                                                      ------- ------- ------- ------- -------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                       --      --      --      --      --
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS          (0.21)  (2.02)  (0.29)      --      --
                                                      ------- ------- ------- ------- -------
TOTAL DISTRIBUTIONS                                    (0.21)  (2.02)  (0.29)      --      --
                                                      ------- ------- ------- ------- -------
NET ASSET VALUE, END OF PERIOD                         $14.80  $13.50  $13.60  $12.80  $12.01
                                                      ------- ------- ------- ------- -------
TOTAL RETURN                                           11.20%  14.25%   8.46%   6.58%  39.00%
                                                      ------- ------- ------- ------- -------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                 $17.9   $15.4   $13.4   $12.4    $8.6
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES**                                              1.07%   1.11%   1.15%   1.18%   1.20%
NET INVESTMENT LOSS                                   (0.58)% (0.73)% (0.70)% (0.93)% (0.94)%
PORTFOLIO TURNOVER RATE                                 33.6%   56.4%   74.8%   94.9%   29.8%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                1.07%   1.13%  1.11%*  1.13%*   1.25%

--------------------------------------------------------------------------------

* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
** Prior to 05/01/2003, broker rebates were excluded from the calculation of the expense limitation.
(a) Net investment loss per share was calculated using average shares outstanding.

  HARRIS OAKMARK INTERNATIONAL PORTFOLIO



                                                           FOR THE YEARS ENDED DECEMBER 31,
                                                      -------------------------------------------
CLASS A                                               2007(A)  2006(A)  2005(A)  2004(A)  2003(A)
-------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                    $19.03   $16.23 $14.36     $11.89  $8.89
                                                      -------- -------- ------  --------- ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                     0.33     0.31   0.21       0.04   0.08
NET REALIZED AND UNREALIZED GAINS (LOSSES)              (0.35)     4.20   1.87       2.43   3.06
                                                      -------- -------- ------  --------- ------
TOTAL FROM INVESTMENT OPERATIONS                        (0.02)     4.51   2.08       2.47   3.14
                                                      -------- -------- ------  --------- ------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                    (0.18)   (0.49) (0.02)  (0.00)(b) (0.11)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS           (1.56)   (1.22) (0.19)         -- (0.03)
                                                      -------- -------- ------  --------- ------
TOTAL DISTRIBUTIONS                                     (1.74)   (1.71) (0.21)  (0.00)(b) (0.14)
                                                      -------- -------- ------  --------- ------
NET ASSET VALUE, END OF PERIOD                          $17.27   $19.03 $16.23     $14.36 $11.89
                                                      -------- -------- ------  --------- ------
TOTAL RETURN                                           (0.86)%   29.20% 14.48%     20.80% 35.36%
                                                      -------- -------- ------  --------- ------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)               $1,458.3 $1,037.0 $644.5     $276.4   $8.4
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES**                                               0.86%    0.97%  0.94%      1.04%  1.16%
NET INVESTMENT INCOME                                    1.76%    1.77%  1.37%      0.32%  0.80%
PORTFOLIO TURNOVER RATE                                  49.6%    45.9%  11.5%      11.3%  22.1%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                 0.86%    0.98%  0.96%     1.03%* 1.21%*
RATIO OF EXPENSES TO AVERAGE NET ASSETS AFTER BROKER
REBATES**:                                                 N/A      N/A    N/A        N/A  1.15%

--------------------------------------------------------------------------------

* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
** Prior to 05/01/2003, broker rebates were excluded from the calculation of the expense limitation.
N/A Not applicable.
(a) Net investment income per share was calculated using average shares outstanding.
(b) Rounds to less than $0.005 per share.

                                         HARRIS OAKMARK INTERNATIONAL PORTFOLIO



                                                         FOR THE YEARS ENDED DECEMBER 31,
                                                      ---------------------------------------
CLASS B                                               2007(A) 2006(A) 2005(A) 2004(A) 2003(A)
---------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                   $18.87 $16.11  $14.27  $11.84   $8.87
                                                      ------- ------  ------  ------  ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                    0.30   0.26    0.17    0.16    0.02
NET REALIZED AND UNREALIZED GAINS (LOSSES)             (0.36)   4.17    1.86    2.27    3.08
                                                      ------- ------  ------  ------  ------
TOTAL FROM INVESTMENT OPERATIONS                       (0.06)   4.43    2.03    2.43    3.10
                                                      ------- ------  ------  ------  ------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                   (0.16) (0.45)      --      --  (0.10)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS          (1.56) (1.22)  (0.19)      --  (0.03)
                                                      ------- ------  ------  ------  ------
TOTAL DISTRIBUTIONS                                    (1.72) (1.67)  (0.19)      --  (0.13)
                                                      ------- ------  ------  ------  ------
NET ASSET VALUE, END OF PERIOD                         $17.09 $18.87  $16.11  $14.27  $11.84
                                                      ------- ------  ------  ------  ------
TOTAL RETURN                                          (1.12)% 28.85%  14.24%  20.52%  34.96%
                                                      ------- ------  ------  ------  ------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                $862.6 $856.2  $554.3  $483.9  $288.0
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES**                                              1.10%  1.22%   1.19%   1.23%   1.43%
NET INVESTMENT INCOME                                   1.60%  1.49%   1.11%   1.27%   0.17%
PORTFOLIO TURNOVER RATE                                 49.6%  45.9%   11.5%   11.3%   22.1%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                1.10%  1.23%   1.20%  1.22%*  1.33%*
RATIO OF EXPENSES TO AVERAGE NET ASSETS AFTER BROKER
REBATES:**                                                N/A    N/A     N/A     N/A   1.43%

--------------------------------------------------------------------------------

* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
** Prior to 05/01/2003, broker rebates were excluded from the calculation of the expense limitation.
N/A Not applicable.
(a) Net investment income per share was calculated using average shares outstanding.

  HARRIS OAKMARK INTERNATIONAL PORTFOLIO



                                                          FOR THE YEARS ENDED DECEMBER 31,
                                                      -----------------------------------------
CLASS E                                               2007(A) 2006(A) 2005(A)  2004(A)  2003(A)
-----------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                   $18.91 $16.14  $14.30     $11.85  $8.87
                                                      ------- ------  ------  --------- ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                    0.33   0.27    0.19       0.17   0.03
NET REALIZED AND UNREALIZED GAINS (LOSSES)             (0.37)   4.18    1.85       2.28   3.08
                                                      ------- ------  ------  --------- ------
TOTAL FROM INVESTMENT OPERATIONS                       (0.04)   4.45    2.04       2.45   3.11
                                                      ------- ------  ------  --------- ------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                   (0.17) (0.46)  (0.01)  (0.00)(b) (0.10)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS          (1.56) (1.22)  (0.19)         -- (0.03)
                                                      ------- ------  ------  --------- ------
TOTAL DISTRIBUTIONS                                    (1.73) (1.68)  (0.20)  (0.00)(b) (0.13)
                                                      ------- ------  ------  --------- ------
NET ASSET VALUE, END OF PERIOD                         $17.14 $18.91  $16.14     $14.30 $11.85
                                                      ------- ------  ------  --------- ------
TOTAL RETURN                                          (1.00)% 28.98%  14.27%     20.69% 35.14%
                                                      ------- ------  ------  --------- ------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                $198.8 $221.0  $130.4      $75.5  $23.6
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES**                                              1.00%  1.13%   1.09%      1.14%  1.33%
NET INVESTMENT INCOME                                   1.75%  1.54%   1.25%      1.31%  0.24%
PORTFOLIO TURNOVER RATE                                 49.6%  45.9%   11.5%      11.3%  22.1%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                1.00%  1.13%   1.10%     1.12%* 1.24%*
RATIO OF EXPENSES TO AVERAGE NET ASSETS AFTER BROKER
REBATES**:                                                N/A    N/A     N/A        N/A  1.33%

--------------------------------------------------------------------------------

* Excludes effect of deferred expense reimbursement by the Portfolio Manager. ** Prior to 05/01/2003, broker rebates were excluded from the calculation of the expense limitation.
N/A Not applicable.
(a) Net investment income per share was calculated using average shares outstanding.
(b) Rounds to less than $0.005 per share.

                                                       LAZARD MID CAP PORTFOLIO



                                                         FOR THE YEARS ENDED DECEMBER 31,
                                                      ---------------------------------------
CLASS A                                               2007(A) 2006(A) 2005(A) 2004(A) 2003(A)
---------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                   $13.74 $13.65  $14.13  $12.33   $9.85
                                                      ------- ------  ------  ------  ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                    0.13   0.10    0.04    0.08    0.01
NET REALIZED AND UNREALIZED GAINS (LOSSES)             (0.33)   1.75    1.16    1.72    2.58
                                                      ------- ------  ------  ------  ------
TOTAL FROM INVESTMENT OPERATIONS                       (0.20)   1.85    1.20    1.80    2.59
                                                      ------- ------  ------  ------  ------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                   (0.09) (0.08)  (0.06)      --  (0.01)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS          (1.28) (1.68)  (1.62)      --  (0.10)
                                                      ------- ------  ------  ------  ------
TOTAL DISTRIBUTIONS                                    (1.37) (1.76)  (1.68)      --  (0.11)
                                                      ------- ------  ------  ------  ------
NET ASSET VALUE, END OF PERIOD                         $12.17 $13.74  $13.65  $14.13  $12.33
                                                      ------- ------  ------  ------  ------
TOTAL RETURN                                          (2.47)% 14.87%   8.40%  14.60%  26.42%
                                                      ------- ------  ------  ------  ------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                $550.8 $312.2   $89.0   $58.8    $4.5
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES**                                              0.75%  0.77%   0.79%   0.85%   0.93%
NET INVESTMENT INCOME                                   0.96%  0.76%   0.63%   0.59%   0.10%
PORTFOLIO TURNOVER RATE                                 89.9%  65.4%  170.0%   90.7%   36.2%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                0.76%  0.80%   0.82%  0.83%*  0.96%*
RATIO OF EXPENSES TO AVERAGE NET ASSETS AFTER BROKER
REBATES**:                                                N/A    N/A     N/A     N/A   0.92%

--------------------------------------------------------------------------------

* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
** Prior to 05/01/2003, broker rebates were excluded from the calculation of the expense limitation.
N/A Not applicable.
(a) Net investment income per share was calculated using average shares outstanding.

  LAZARD MID CAP PORTFOLIO



                                                          FOR THE YEARS ENDED DECEMBER 31,
                                                      -----------------------------------------
CLASS B                                               2007(A) 2006(A) 2005(A) 2004(A)  2003(A)
-----------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                   $13.65 $13.57  $14.05  $12.29      $9.83
                                                      ------- ------  ------  ------  ---------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME (LOSS)                             0.09   0.06    0.05    0.02     (0.01)
NET REALIZED AND UNREALIZED GAINS (LOSSES)             (0.31)   1.74    1.10    1.74       2.57
                                                      ------- ------  ------  ------  ---------
TOTAL FROM INVESTMENT OPERATIONS                       (0.22)   1.80    1.15    1.76       2.56
                                                      ------- ------  ------  ------  ---------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                   (0.05) (0.04)  (0.01)      --  (0.00)(b)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS          (1.28) (1.68)  (1.62)      --     (0.10)
                                                      ------- ------  ------  ------  ---------
TOTAL DISTRIBUTIONS                                    (1.33) (1.72)  (1.63)      --     (0.10)
                                                      ------- ------  ------  ------  ---------
NET ASSET VALUE, END OF PERIOD                         $12.10 $13.65  $13.57  $14.05     $12.29
                                                      ------- ------  ------  ------  ---------
TOTAL RETURN                                          (2.71)% 14.67%   8.06%  14.32%     26.03%
                                                      ------- ------  ------  ------  ---------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                $243.6 $216.8  $200.4  $211.0     $211.8
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES**                                              0.99%  1.02%   1.03%   1.08%      1.19%
NET INVESTMENT INCOME (LOSS)                            0.67%  0.48%   0.38%   0.16%    (0.08)%
PORTFOLIO TURNOVER RATE                                 89.9%  65.4%  170.0%   90.7%      36.2%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                1.00%  1.05%   1.07%  1.03%*     1.15%*
RATIO OF EXPENSES TO AVERAGE NET ASSETS AFTER BROKER
REBATES**:                                                N/A    N/A     N/A     N/A      1.19%

--------------------------------------------------------------------------------

* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
** Prior to 05/01/2003, broker rebates were excluded from the calculation of the expense limitation.
N/A Not applicable.
(a) Net investment income (loss) per share was calculated using average shares outstanding.
(b) Rounds to less than $0.005 per share.

                                                       LAZARD MID CAP PORTFOLIO



                                                          FOR THE YEARS ENDED DECEMBER 31,
                                                      -----------------------------------------

CLASS E                                               2007(A) 2006(A) 2005(A) 2004(A)  2003(A)
-----------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                   $13.69 $13.61  $14.10  $12.32      $9.84
                                                      ------- ------  ------  ------  ---------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                    0.10   0.08    0.07    0.04    0.00(b)
NET REALIZED AND UNREALIZED GAINS (LOSSES)             (0.31)   1.74    1.10    1.74       2.58
                                                      ------- ------  ------  ------  ---------
TOTAL FROM INVESTMENT OPERATIONS                       (0.21)   1.82    1.17    1.78       2.58
                                                      ------- ------  ------  ------  ---------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                   (0.07) (0.06)  (0.04)      --  (0.00)(b)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS          (1.28) (1.68)  (1.62)      --     (0.10)
                                                      ------- ------  ------  ------  ---------
TOTAL DISTRIBUTIONS                                    (1.35) (1.74)  (1.66)      --     (0.10)
                                                      ------- ------  ------  ------  ---------
NET ASSET VALUE, END OF PERIOD                         $12.13 $13.69  $13.61  $14.10     $12.32
                                                      ------- ------  ------  ------  ---------
TOTAL RETURN                                          (2.64)% 14.74%   8.23%  14.45%     26.35%
                                                      ------- ------  ------  ------  ---------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                 $38.2  $36.0   $32.6   $30.5      $19.8
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES**                                              0.89%  0.93%   0.93%   0.98%      1.09%
NET INVESTMENT INCOME                                   0.76%  0.58%   0.49%   0.29%      0.02%
PORTFOLIO TURNOVER RATE                                 89.9%  65.4%  170.0%   90.7%      36.2%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                0.90%  0.95%   0.97%  0.94%*     1.07%*
RATIO OF EXPENSES TO AVERAGE NET ASSETS AFTER BROKER
REBATES**:                                                N/A    N/A     N/A     N/A      1.08%

--------------------------------------------------------------------------------

* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
** Prior to 05/01/2003, broker rebates were excluded from the calculation of the expense limitation.
N/A Not applicable.
(a) Net investment income per share was calculated using average shares outstanding.
(b) Rounds to less than $0.005 per share.

  LOOMIS SAYLES GLOBAL MARKETS PORTFOLIO


                                                                                  FOR THE PERIOD FROM
                                                                                      MAY 1, 2006
                                                                                    (COMMENCEMENT OF
                                                              FOR THE YEAR ENDED     OPERATIONS) TO
CLASS A                                                      DECEMBER 31, 2007(A) DECEMBER 31, 2006(A)
------------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                                 $10.36              $10.00
                                                                   --------             -------
INCOME FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                                  0.24                0.11
NET REALIZED AND UNREALIZED GAINS                                      2.67                0.36
                                                                   --------             -------
TOTAL FROM INVESTMENT OPERATIONS                                       2.91                0.47
                                                                   --------             -------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                                     --              (0.11)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS                            --                  --
                                                                   --------             -------
TOTAL DISTRIBUTIONS                                                      --              (0.11)
                                                                   --------             -------
NET ASSET VALUE, END OF PERIOD                                       $13.27              $10.36
                                                                   --------             -------
TOTAL RETURN                                                         28.09%              4.66%+
                                                                   --------             -------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                            $1,007.2              $523.5
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                              0.74%             0.87%++
NET INVESTMENT INCOME                                                 2.05%             1.72%++
PORTFOLIO TURNOVER RATE                                              120.4%              45.9%+
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS BEFORE
REIMBURSEMENT BY THE MANAGER AND BROKER REBATES:                      0.74%             0.88%++

--------------------------------------------------------------------------------

+  Non-annualized.
++ Annualized.
(a) Net investment income per share was calculated using average shares outstanding.

                                         LOOMIS SAYLES GLOBAL MARKETS PORTFOLIO



                                                                                  FOR THE PERIOD FROM
                                                                                      MAY 1, 2006
                                                                                    (COMMENCEMENT OF
                                                              FOR THE YEAR ENDED     OPERATIONS) TO
CLASS B                                                      DECEMBER 31, 2007(A) DECEMBER 31, 2006(A)
------------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                                $10.34               $10.00
                                                                    ------              -------
INCOME FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                                 0.23                 0.09
NET REALIZED AND UNREALIZED GAINS                                     2.65                 0.35
                                                                    ------              -------
TOTAL FROM INVESTMENT OPERATIONS                                      2.88                 0.44
                                                                    ------              -------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                                    --               (0.10)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS                           --                   --
                                                                    ------              -------
TOTAL DISTRIBUTIONS                                                     --               (0.10)
                                                                    ------              -------
NET ASSET VALUE, END OF PERIOD                                      $13.22               $10.34
                                                                    ------              -------
TOTAL RETURN                                                        27.85%               4.37%+
                                                                    ------              -------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                              $79.0                 $9.8
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                             1.02%              1.15%++
NET INVESTMENT INCOME                                                1.94%              1.36%++
PORTFOLIO TURNOVER RATE                                             120.4%               45.9%+
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS BEFORE
REIMBURSEMENT BY THE MANAGER AND BROKER REBATES:                     1.02%              1.16%++

--------------------------------------------------------------------------------

+  Non-annualized.
++ Annualized.
(a) Net investment income per share was calculated using average shares outstanding.

  LORD ABBETT BOND DEBENTURE PORTFOLIO



                                                          FOR THE YEARS ENDED DECEMBER 31,
                                                      -----------------------------------------
CLASS A                                               2007(A)  2006(A)  2005(A) 2004(A) 2003(A)
-----------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                    $12.51   $12.28 $12.63  $12.04  $10.24
                                                      -------- -------- ------  ------  ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                     0.77     0.71   0.75    0.70    0.73
NET REALIZED AND UNREALIZED GAINS (LOSSES)                0.07     0.39 (0.52)    0.31    1.27
                                                      -------- -------- ------  ------  ------
TOTAL FROM INVESTMENT OPERATIONS                          0.84     1.10   0.23    1.01    2.00
                                                      -------- -------- ------  ------  ------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                    (0.70)   (0.87) (0.58)  (0.42)  (0.20)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS           (0.02)       --     --      --      --
                                                      -------- -------- ------  ------  ------
TOTAL DISTRIBUTIONS                                     (0.72)   (0.87) (0.58)  (0.42)  (0.20)
                                                      -------- -------- ------  ------  ------
NET ASSET VALUE, END OF PERIOD                          $12.63   $12.51 $12.28  $12.63  $12.04
                                                      -------- -------- ------  ------  ------
TOTAL RETURN                                             6.85%    9.35%  1.81%   8.43%  19.52%
                                                      -------- -------- ------  ------  ------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)               $1,228.9 $1,059.0 $856.4  $520.3  $234.6
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES**                                               0.53%    0.56%  0.56%   0.63%   0.70%
NET INVESTMENT INCOME                                    6.11%    5.85%  5.92%   5.65%   6.52%
PORTFOLIO TURNOVER RATE                                  36.0%    36.7%  42.1%   39.8%   36.9%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY MANAGER AND BROKER REBATES:     0.54%*      N/A    N/A     N/A  0.67%*

--------------------------------------------------------------------------------

* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
** Prior to 05/01/2003, broker rebates were excluded from the calculation of the expense limitation.
N/A Not applicable.
(a) Net investment income per share was calculated using average shares outstanding.

                                           LORD ABBETT BOND DEBENTURE PORTFOLIO



                                                         FOR THE YEARS ENDED DECEMBER 31,
                                                      ---------------------------------------
CLASS B                                               2007(A) 2006(A) 2005(A) 2004(A) 2003(A)
---------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                  $12.43  $12.19  $12.54  $11.97  $10.21
                                                      ------  ------  ------  ------  ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                   0.73    0.67    0.71    0.69    0.69
NET REALIZED AND UNREALIZED GAINS (LOSSES)              0.07    0.40  (0.52)    0.29    1.46
                                                      ------  ------  ------  ------  ------
TOTAL FROM INVESTMENT OPERATIONS                        0.80    1.07    0.19    0.98    2.15
                                                      ------  ------  ------  ------  ------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                  (0.67)  (0.83)  (0.54)  (0.41)  (0.20)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS         (0.02)      --      --      --  (0.19)
                                                      ------  ------  ------  ------  ------
TOTAL DISTRIBUTIONS                                   (0.69)  (0.83)  (0.54)  (0.41)  (0.39)
                                                      ------  ------  ------  ------  ------
NET ASSET VALUE, END OF PERIOD                        $12.54  $12.43  $12.19  $12.54  $11.97
                                                      ------  ------  ------  ------  ------
TOTAL RETURN                                           6.55%   9.15%   1.49%   8.17%  19.15%
                                                      ------  ------  ------  ------  ------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)               $800.6  $765.9  $704.5  $776.0  $758.2
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES**                                             0.78%   0.81%   0.81%   0.88%   0.96%
NET INVESTMENT INCOME                                  5.85%   5.59%   5.65%   5.61%   6.11%
PORTFOLIO TURNOVER RATE                                36.0%   36.7%   42.1%   39.8%   36.9%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                              0.78%*     N/A     N/A     N/A  0.91%*

--------------------------------------------------------------------------------

* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
** Prior to 05/01/2003, broker rebates were excluded from the calculation of the expense limitation.
N/A Not applicable.
(a) Net investment income per share was calculated using average shares outstanding.

  LORD ABBETT BOND DEBENTURE PORTFOLIO



                                                         FOR THE YEARS ENDED DECEMBER 31,
                                                      ---------------------------------------
CLASS E                                               2007(A) 2006(A) 2005(A) 2004(A) 2003(A)
---------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                  $12.44  $12.21  $12.57  $12.00  $10.22
                                                      ------  ------  ------  ------  ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                   0.74    0.69    0.72    0.70    0.70
NET REALIZED AND UNREALIZED GAINS (LOSSES)              0.08    0.38  (0.52)    0.29    1.28
                                                      ------  ------  ------  ------  ------
TOTAL FROM INVESTMENT OPERATIONS                        0.82    1.07    0.20    0.99    1.98
                                                      ------  ------  ------  ------  ------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                  (0.68)  (0.84)  (0.56)  (0.42)  (0.20)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS         (0.02)      --      --      --      --
                                                      ------  ------  ------  ------  ------
TOTAL DISTRIBUTIONS                                   (0.70)  (0.84)  (0.56)  (0.42)  (0.20)
                                                      ------  ------  ------  ------  ------
NET ASSET VALUE, END OF PERIOD                        $12.56  $12.44  $12.21  $12.57  $12.00
                                                      ------  ------  ------  ------  ------
TOTAL RETURN                                           6.73%   9.18%   1.60%   8.24%  19.35%
                                                      ------  ------  ------  ------  ------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                $37.8   $37.1   $35.1   $35.2   $22.8
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES**                                             0.68%   0.71%   0.71%   0.78%   0.86%
NET INVESTMENT INCOME                                  5.95%   5.69%   5.76%   5.67%   6.10%
PORTFOLIO TURNOVER RATE                                36.0%   36.7%   42.1%   39.8%   36.9%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                              0.68%*     N/A     N/A     N/A  0.81%*

--------------------------------------------------------------------------------

* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
** Prior to 05/01/2003, broker rebates were excluded from the calculation of the expense limitation.
N/A Not applicable.
(a) Net investment income per share was calculated using average shares outstanding.

                                        LORD ABBETT GROWTH AND INCOME PORTFOLIO



                                                            FOR THE YEARS ENDED DECEMBER 31,
                                                      --------------------------------------------
CLASS A                                               2007(A)  2006(A)  2005(A)  2004(A)  2003(A)
--------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                    $29.36   $27.59   $27.44   $24.41   $18.86
                                                      -------- -------- -------- -------- --------
INCOME FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                     0.45     0.46     0.40     0.33     0.23
NET REALIZED AND UNREALIZED GAINS                         0.73     4.22     0.61     2.82     5.56
                                                      -------- -------- -------- -------- --------
TOTAL FROM INVESTMENT OPERATIONS                          1.18     4.68     1.01     3.15     5.79
                                                      -------- -------- -------- -------- --------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                    (0.31)   (0.54)   (0.31)   (0.12)   (0.24)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS           (1.34)   (2.37)   (0.55)       --       --
                                                      -------- -------- -------- -------- --------
TOTAL DISTRIBUTIONS                                     (1.65)   (2.91)   (0.86)   (0.12)   (0.24)
                                                      -------- -------- -------- -------- --------
NET ASSET VALUE, END OF PERIOD                          $28.89   $29.36   $27.59   $27.44   $24.41
                                                      -------- -------- -------- -------- --------
TOTAL RETURN                                             4.01%   18.03%    3.68%   12.92%   31.06%
                                                      -------- -------- -------- -------- --------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)               $2,608.8 $2,172.1 $1,985.7 $1,867.5 $1,167.7
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES**                                               0.51%    0.54%    0.53%    0.57%    0.62%
NET INVESTMENT INCOME                                    1.55%    1.64%    1.46%    1.30%    1.13%
PORTFOLIO TURNOVER RATE                                  84.1%    50.2%    45.9%    29.7%    37.0%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                 0.52%    0.54%   0.55%*   0.56%*   0.62%*
RATIO OF EXPENSES TO AVERAGE NET ASSETS AFTER BROKER
REBATES**:                                                 N/A      N/A      N/A      N/A    0.61%

--------------------------------------------------------------------------------

* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
** Prior to 05/01/2003, broker rebates were excluded from the calculation of the expense limitation.
N/A Not applicable.
(a) Net investment income per share was calculated using average shares outstanding.

  LORD ABBETT GROWTH AND INCOME PORTFOLIO



                                                            FOR THE YEARS ENDED DECEMBER 31,
                                                      --------------------------------------------
CLASS B                                               2007(A)  2006(A)  2005(A)  2004(A)  2003(A)
--------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                    $29.20   $27.43   $27.27   $24.29   $18.78
                                                      -------- -------- -------- -------- --------
INCOME FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                     0.38     0.39     0.33     0.27     0.18
NET REALIZED AND UNREALIZED GAINS                         0.71     4.20     0.61     2.80     5.54
                                                      -------- -------- -------- -------- --------
TOTAL FROM INVESTMENT OPERATIONS                          1.09     4.59     0.94     3.07     5.72
                                                      -------- -------- -------- -------- --------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                    (0.26)   (0.45)   (0.23)   (0.09)   (0.21)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS           (1.34)   (2.37)   (0.55)       --       --
                                                      -------- -------- -------- -------- --------
TOTAL DISTRIBUTIONS                                     (1.60)   (2.82)   (0.78)   (0.09)   (0.21)
                                                      -------- -------- -------- -------- --------
NET ASSET VALUE, END OF PERIOD                          $28.69   $29.20   $27.43   $27.27   $24.29
                                                      -------- -------- -------- -------- --------
TOTAL RETURN                                             3.72%   17.78%    3.39%   12.65%   30.73%
                                                      -------- -------- -------- -------- --------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)               $1,546.7 $1,596.5 $1,130.5 $1,282.3 $1,081.0
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES**                                               0.76%    0.79%    0.78%    0.82%    0.86%
NET INVESTMENT INCOME                                    1.31%    1.40%    1.21%    1.08%    0.87%
PORTFOLIO TURNOVER RATE                                  84.1%    50.2%    45.9%    29.7%    37.0%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                 0.77%    0.79%   0.80%*   0.80%*   0.86%*
RATIO OF EXPENSES TO AVERAGE NET ASSETS AFTER BROKER
REBATES**:                                                 N/A      N/A      N/A      N/A    0.86%

--------------------------------------------------------------------------------

* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
** Prior to 05/01/2003, broker rebates were excluded from the calculation of the expense limitation.
N/A Not applicable.
(a) Net investment income per share was calculated using average shares outstanding.

                                       MFS(R) EMERGING MARKETS EQUITY PORTFOLIO



                                                                                  FOR THE PERIOD FROM
                                                                                      MAY 1, 2006
                                                                                    (COMMENCEMENT OF
                                                              FOR THE YEAR ENDED     OPERATIONS) TO
CLASS A                                                      DECEMBER 31, 2007(A) DECEMBER 31, 2006(A)
------------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                                 $10.51              $10.00
                                                                   --------             -------
INCOME FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                                  0.18                0.12
NET REALIZED AND UNREALIZED GAINS                                      3.71                0.48
                                                                   --------             -------
TOTAL FROM INVESTMENT OPERATIONS                                       3.89                0.60
                                                                   --------             -------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                                 (0.01)              (0.09)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS                            --                  --
                                                                   --------             -------
TOTAL DISTRIBUTIONS                                                  (0.01)              (0.09)
                                                                   --------             -------
NET ASSET VALUE, END OF PERIOD                                       $14.39              $10.51
                                                                   --------             -------
TOTAL RETURN                                                         36.93%              6.04%+
                                                                   --------             -------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                              $572.9              $368.3
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                              1.17%             1.30%++
NET INVESTMENT INCOME                                                 1.49%             1.91%++
PORTFOLIO TURNOVER RATE                                              126.8%              58.2%+
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS BEFORE
REIMBURSEMENT BY THE MANAGER AND BROKER REBATES:                   1.25%(b)             1.49%++

--------------------------------------------------------------------------------

+  Non-annualized.
++ Annualized.
(a) Net investment income per share was calculated using average shares outstanding.
(b) Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.

  MFS(R) EMERGING MARKETS EQUITY PORTFOLIO



                                                                                  FOR THE PERIOD FROM
                                                                                      MAY 1, 2006
                                                                                    (COMMENCEMENT OF
                                                              FOR THE YEAR ENDED     OPERATIONS) TO
CLASS B                                                      DECEMBER 31, 2007(A) DECEMBER 31, 2006(A)
------------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                                 $10.49              $10.00
                                                                   --------             -------
INCOME FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                                  0.13                0.07
NET REALIZED AND UNREALIZED GAINS                                      3.71                0.51
                                                                   --------             -------
TOTAL FROM INVESTMENT OPERATIONS                                       3.84                0.58
                                                                   --------             -------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                                 (0.01)              (0.09)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS                            --                  --
                                                                   --------             -------
TOTAL DISTRIBUTIONS                                                  (0.01)              (0.09)
                                                                   --------             -------
NET ASSET VALUE, END OF PERIOD                                       $14.32              $10.49
                                                                   --------             -------
TOTAL RETURN                                                         36.62%              5.78%+
                                                                   --------             -------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                               $78.8               $23.4
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                              1.46%             1.55%++
NET INVESTMENT INCOME                                                 1.06%             1.12%++
PORTFOLIO TURNOVER RATE                                              126.8%              58.2%+
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS BEFORE
REIMBURSEMENT BY THE MANAGER AND BROKER REBATES:                   1.52%(b)             1.92%++

--------------------------------------------------------------------------------

+  Non-annualized.
++ Annualized.
(a) Net investment income per share was calculated using average shares outstanding.
(b) Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.

                                        MFS(R) RESEARCH INTERNATIONAL PORTFOLIO



                                                         FOR THE YEARS ENDED DECEMBER 31,
                                                      ---------------------------------------
CLASS A                                               2007(A) 2006(A) 2005(A) 2004(A) 2003(A)
---------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                  $15.04  $13.00  $11.72   $9.81   $7.49
                                                      ------  ------  ------  ------  ------
INCOME FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                   0.22    0.19    0.14    0.08    0.06
NET REALIZED AND UNREALIZED GAINS                       1.68    3.17    1.83    1.85    2.34
                                                      ------  ------  ------  ------  ------
TOTAL FROM INVESTMENT OPERATIONS                        1.90    3.36    1.97    1.93    2.40
                                                      ------  ------  ------  ------  ------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                  (0.24)  (0.27)  (0.07)      --  (0.08)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS         (2.27)  (1.05)  (0.62)  (0.02)      --
                                                      ------  ------  ------  ------  ------
TOTAL DISTRIBUTIONS                                   (2.51)  (1.32)  (0.69)  (0.02)  (0.08)
                                                      ------  ------  ------  ------  ------
NET ASSET VALUE, END OF PERIOD                        $14.43  $15.04  $13.00  $11.72   $9.81
                                                      ------  ------  ------  ------  ------
TOTAL RETURN                                          13.60%  26.91%  16.77%  19.72%  32.20%
                                                      ------  ------  ------  ------  ------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)               $959.1  $706.0  $624.2  $304.0   $67.3
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES**                                             0.79%   0.94%   0.93%   1.06%   1.09%
NET INVESTMENT INCOME                                  1.54%   1.34%   1.18%   0.75%   0.68%
PORTFOLIO TURNOVER RATE                                65.5%  104.1%   84.5%   98.5%   99.0%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                               0.79%   0.95%  0.93%*  0.94%*   1.11%
RATIO OF EXPENSES TO AVERAGE NET ASSETS AFTER BROKER
REBATES**:                                               N/A     N/A     N/A     N/A   1.09%

--------------------------------------------------------------------------------

* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
** Prior to 05/01/2003, broker rebates were excluded from the calculation of the expense limitation.
N/A Not applicable.
(a) Net investment income per share was calculated using average shares outstanding.

  MFS(R) RESEARCH INTERNATIONAL PORTFOLIO



                                                         FOR THE YEARS ENDED DECEMBER 31,
                                                      ---------------------------------------
CLASS B                                               2007(A) 2006(A) 2005(A) 2004(A) 2003(A)
---------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                  $14.95  $12.94  $11.68   $9.79   $7.47
                                                      ------  ------  ------  ------  ------
INCOME FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                   0.19    0.15    0.11    0.05    0.05
NET REALIZED AND UNREALIZED GAINS                       1.65    3.15    1.81    1.86    2.33
                                                      ------  ------  ------  ------  ------
TOTAL FROM INVESTMENT OPERATIONS                        1.84    3.30    1.92    1.91    2.38
                                                      ------  ------  ------  ------  ------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                  (0.20)  (0.24)  (0.04)      --  (0.06)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS         (2.27)  (1.05)  (0.62)  (0.02)      --
                                                      ------  ------  ------  ------  ------
TOTAL DISTRIBUTIONS                                   (2.47)  (1.29)  (0.66)  (0.02)  (0.06)
                                                      ------  ------  ------  ------  ------
NET ASSET VALUE, END OF PERIOD                        $14.32  $14.95  $12.94  $11.68   $9.79
                                                      ------  ------  ------  ------  ------
TOTAL RETURN                                          13.29%  26.56%  16.42%  19.56%  32.04%
                                                      ------  ------  ------  ------  ------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)               $842.8  $623.0  $443.5  $396.0  $186.0
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES**                                             1.04%   1.19%   1.19%   1.32%   1.33%
NET INVESTMENT INCOME                                  1.31%   1.12%   0.90%   0.47%   0.56%
PORTFOLIO TURNOVER RATE                                65.5%  104.1%   84.5%   98.5%   99.0%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                               1.04%   1.20%  1.19%*  1.18%*   1.39%
RATIO OF EXPENSES TO AVERAGE NET ASSETS AFTER BROKER
REBATES**:                                               N/A     N/A     N/A     N/A   1.33%

--------------------------------------------------------------------------------

* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
** Prior to 05/01/2003, broker rebates were excluded from the calculation of the expense limitation.
N/A Not applicable.
(a) Net investment income per share was calculated using average shares outstanding.

                                        MFS(R) RESEARCH INTERNATIONAL PORTFOLIO



                                                         FOR THE YEARS ENDED DECEMBER 31,
                                                      ---------------------------------------
CLASS E                                               2007(A) 2006(A) 2005(A) 2004(A) 2003(A)
---------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                  $14.99  $12.96  $11.70   $9.80   $7.48
                                                      ------  ------  ------  ------  ------
INCOME FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                   0.20    0.16    0.13    0.07    0.05
NET REALIZED AND UNREALIZED GAINS                       1.66    3.17    1.81    1.85    2.34
                                                      ------  ------  ------  ------  ------
TOTAL FROM INVESTMENT OPERATIONS                        1.86    3.33    1.94    1.92    2.39
                                                      ------  ------  ------  ------  ------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                  (0.22)  (0.25)  (0.06)      --  (0.07)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS         (2.27)  (1.05)  (0.62)  (0.02)      --
                                                      ------  ------  ------  ------  ------
TOTAL DISTRIBUTIONS                                   (2.49)  (1.30)  (0.68)  (0.02)  (0.07)
                                                      ------  ------  ------  ------  ------
NET ASSET VALUE, END OF PERIOD                        $14.36  $14.99  $12.96  $11.70   $9.80
                                                      ------  ------  ------  ------  ------
TOTAL RETURN                                          13.38%  26.79%  16.52%  19.64%  32.09%
                                                      ------  ------  ------  ------  ------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                $32.6   $26.7   $14.6   $11.3    $6.9
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES**                                             0.94%   1.09%   1.09%   1.22%   1.23%
NET INVESTMENT INCOME                                  1.41%   1.18%   1.07%   0.72%   0.59%
PORTFOLIO TURNOVER RATE                                65.5%  104.1%   84.5%   98.5%   99.0%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                               0.94%   1.10%  1.09%*  1.09%*   1.28%
RATIO OF EXPENSES TO AVERAGE NET ASSETS AFTER BROKER
REBATES**:                                               N/A     N/A     N/A     N/A   1.23%

--------------------------------------------------------------------------------

* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
** Prior to 05/01/2003, broker rebates were excluded from the calculation of the expense limitation.
N/A Not applicable.
(a) Net investment income per share was calculated using average shares outstanding.

  PIMCO TOTAL RETURN PORTFOLIO



                                                           FOR THE YEARS ENDED DECEMBER 31,
                                                      ------------------------------------------
CLASS A                                                2007(A)  2006(A)  2005(A) 2004(A) 2003(A)
------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                     $11.80   $11.60 $11.40  $11.61  $11.34
                                                      --------- -------- ------  ------  ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                      0.56     0.49   0.40    0.20    0.28
NET REALIZED AND UNREALIZED GAINS (LOSSES)                 0.35     0.04 (0.12)    0.40    0.23
                                                      --------- -------- ------  ------  ------
TOTAL FROM INVESTMENT OPERATIONS                           0.91     0.53   0.28    0.60    0.51
                                                      --------- -------- ------  ------  ------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                     (0.42)   (0.32) (0.01)  (0.81)  (0.13)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS                --   (0.01) (0.07)      --  (0.11)
                                                      --------- -------- ------  ------  ------
TOTAL DISTRIBUTIONS                                      (0.42)   (0.33) (0.08)  (0.81)  (0.24)
                                                      --------- -------- ------  ------  ------
NET ASSET VALUE, END OF PERIOD                           $12.29   $11.80 $11.60  $11.40  $11.61
                                                      --------- -------- ------  ------  ------
TOTAL RETURN                                              7.85%    4.80%  2.46%   5.25%   4.53%
                                                      --------- -------- ------  ------  ------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                $3,045.1 $1,445.1 $912.6  $578.0  $194.5
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES**                                                0.54%    0.58%  0.57%   0.57%   0.59%
NET INVESTMENT INCOME                                     4.74%    4.28%  3.42%   1.69%   2.43%
PORTFOLIO TURNOVER RATE                               412.8%(b)   161.2% 344.2%  416.0%  547.1%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES**:                                                0.54%    0.58%  0.57%     N/A  0.57%*

--------------------------------------------------------------------------------

* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
** Prior to 05/01/2003, broker rebates were excluded from the calculation of the expense limitation.
N/A Not applicable.
(a) Net investment income per share was calculated using average shares outstanding.
(b) Excludes TBA securities.

                                                   PIMCO TOTAL RETURN PORTFOLIO



                                                            FOR THE YEARS ENDED DECEMBER 31,
                                                      --------------------------------------------
CLASS B                                                2007(A)  2006(A)  2005(A)  2004(A)  2003(A)
--------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                     $11.69   $11.50   $11.32   $11.54 $11.29
                                                      --------- -------- -------- -------- ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                      0.53     0.46     0.37     0.19   0.24
NET REALIZED AND UNREALIZED GAINS (LOSSES)                 0.34     0.04   (0.12)     0.38   0.25
                                                      --------- -------- -------- -------- ------
TOTAL FROM INVESTMENT OPERATIONS                           0.87     0.50     0.25     0.57   0.49
                                                      --------- -------- -------- -------- ------
DISTRIBUTIONS:

DISTRIBUTIONS IN EXCESS OF NET INVESTMENT INCOME         (0.39)   (0.30)       --   (0.79) (0.13)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS                --   (0.01)   (0.07)       -- (0.11)
                                                      --------- -------- -------- -------- ------
TOTAL DISTRIBUTIONS                                      (0.39)   (0.31)   (0.07)   (0.79) (0.24)
                                                      --------- -------- -------- -------- ------
NET ASSET VALUE, END OF PERIOD                           $12.17   $11.69   $11.50   $11.32 $11.54
                                                      --------- -------- -------- -------- ------
TOTAL RETURN                                              7.56%    4.52%    2.25%    4.98%  4.31%
                                                      --------- -------- -------- -------- ------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                $1,274.4 $1,219.1 $1,107.7 $1,028.5 $893.8
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES**                                                0.79%    0.83%    0.82%    0.81%  0.83%
NET INVESTMENT INCOME                                     4.51%    4.01%    3.13%    1.66%  2.07%
PORTFOLIO TURNOVER RATE                               412.8%(b)   161.2%   344.2%   416.0% 547.1%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES**:                                                0.79%    0.83%    0.82%      N/A 0.82%*

--------------------------------------------------------------------------------

* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
** Prior to 05/01/2003, broker rebates were excluded from the calculation of the expense limitation.
N/A Not applicable.
(a) Net investment income per share was calculated using average shares outstanding.
(b) Excludes TBA securities.

  PIMCO TOTAL RETURN PORTFOLIO



                                                          FOR THE YEARS ENDED DECEMBER 31,
                                                      -----------------------------------------
CLASS E                                                2007(A)  2006(A) 2005(A) 2004(A) 2003(A)
-----------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                     $11.73 $11.53  $11.34  $11.56  $11.30
                                                      --------- ------  ------  ------  ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                      0.54   0.47    0.39    0.21    0.23
NET REALIZED AND UNREALIZED GAINS (LOSSES)                 0.35   0.05  (0.13)    0.37    0.27
                                                      --------- ------  ------  ------  ------
TOTAL FROM INVESTMENT OPERATIONS                           0.89   0.52    0.26    0.58    0.50
                                                      --------- ------  ------  ------  ------
DISTRIBUTIONS:

DISTRIBUTIONS IN EXCESS OF NET INVESTMENT INCOME         (0.41) (0.31)      --  (0.80)  (0.13)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS                -- (0.01)  (0.07)      --  (0.11)
                                                      --------- ------  ------  ------  ------
TOTAL DISTRIBUTIONS                                      (0.41) (0.32)  (0.07)  (0.80)  (0.24)
                                                      --------- ------  ------  ------  ------
NET ASSET VALUE, END OF PERIOD                           $12.21 $11.73  $11.53  $11.34  $11.56
                                                      --------- ------  ------  ------  ------
TOTAL RETURN                                              7.63%  4.67%   2.33%   5.06%   4.44%
                                                      --------- ------  ------  ------  ------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                  $132.0 $132.5  $146.6  $146.6  $119.3
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES**                                                0.69%  0.72%   0.72%   0.71%   0.73%
NET INVESTMENT INCOME                                     4.61%  4.10%   3.24%   1.76%   2.02%
PORTFOLIO TURNOVER RATE                               412.8%(b) 161.2%  344.2%  416.0%  547.1%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES**:                                                0.69%  0.72%   0.72%     N/A  0.71%*

--------------------------------------------------------------------------------

* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
** Prior to 05/01/2003, broker rebates were excluded from the calculation of the expense limitation.
N/A Not applicable.
(a) Net investment income per share was calculated using average shares outstanding.
(b) Excludes TBA securities.

FOR MORE INFORMATION

If you would like more information about the Portfolio, the following documents are available to you free upon request:

ANNUAL/SEMI-ANNUAL REPORTS

Contain additional information about the Portfolio's performance. In the Portfolio's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION ("SAI")

Provides a fuller technical and legal description of the Portfolio's policies, investment restrictions, and business structure. The SAI is legally considered to be a part of this Prospectus.

IF YOU WOULD LIKE A COPY OF THE CURRENT VERSIONS OF THESE DOCUMENTS, OR OTHER INFORMATION ABOUT THE PORTFOLIO, CONTACT:

                          MET INVESTORS SERIES TRUST
                           5 PARK PLAZA, SUITE 1900
                           IRVINE, CALIFORNIA 92614

                                1-800-848-3854

Free copies of the SAI and Annual and Semi-Annual Reports are available at the following website: www.metlifeinvestors.com

Information about the Portfolio, including the Annual and Semi-annual Reports and SAI, may also be obtained from the Securities and Exchange Commission ("SEC"):

[_] IN PERSONReview and copy documents in the SEC's Public Reference Room in
             Washington, D.C. (for information call 202-551-8090).

[_] ON LINE  Retrieve information from the EDGAR database on the SEC's web site at: http://www.sec.gov.

[_] BY MAIL  Request documents, upon payment of a duplicating fee, by writing to SEC, Public Reference Section, Washington, D.C. 20549 or by e-mailing the SEC at publicinfo@sec.gov.

                             SEC FILE # 811-10183

                                 MET INVESTORS
                            S E R I E S   T R U S T

                      Met/AIM Small Cap Growth Portfolio


                       Dreman Small Cap Value Portfolio


                    Harris Oakmark International Portfolio



                     Lord Abbett Bond Debenture Portfolio



                    MFS(R) Research International Portfolio



                   PIMCO Inflation Protected Bond Portfolio



                    Third Avenue Small Cap Value Portfolio


                      Van Kampen Mid Cap Growth Portfolio


                      Class A, Class B and Class E Shares

                                __PROSPECTUS__

                                APRIL 28, 2008

Like all securities, these securities have not been approved or disapproved by the

Securities and Exchange Commission, nor has the Securities and Exchange

Commission passed upon the accuracy or adequacy of this Prospectus.

           Any representation to the contrary is a criminal offense.

                           ____TABLE OF CONTENTS____


                                                             PAGE

           INTRODUCTION                                       3
              Understanding the Trust                         3
              Understanding the Portfolios                    3

           THE PORTFOLIOS                                     5

             INVESTMENT SUMMARY                               5
              Met/AIM Small Cap Growth Portfolio              6
              Dreman Small Cap Value Portfolio                9
              Harris Oakmark International Portfolio          12
              Lord Abbett Bond Debenture Portfolio            15
              MFS(R) Research International Portfolio         20
              PIMCO Inflation Protected Bond Portfolio        24
              Third Avenue Small Cap Value Portfolio          29
              Van Kampen Mid Cap Growth Portfolio             32

             PRIMARY RISKS OF INVESTING IN THE PORTFOLIOS     35
             ADDITIONAL INVESTMENT STRATEGIES                 39
             MANAGEMENT                                       50
              The Manager                                     51
              The Advisers                                    52
              Distribution Plans                              57

           YOUR INVESTMENT                                    58
              Shareholder Information                         58
              Dividends, Distributions and Taxes              58
              Sales and Purchases of Shares                   60

           FINANCIAL HIGHLIGHTS                               64

           FOR MORE INFORMATION                           Back Cover

INTRODUCTION

UNDERSTANDING THE TRUST


Met Investors Series Trust (the "Trust") is an open-end management investment company that offers a selection of fifty-two managed investment portfolios or mutual funds, only eight of which are offered through this Prospectus (the "Portfolios"). Each of the eight Portfolios described in this Prospectus has its own investment objective designed to meet different investment goals. Please see the Investment Summary section of this Prospectus for specific information on each Portfolio.


  INVESTING THROUGH A VARIABLE INSURANCE CONTRACT

  Class A, Class B and Class E shares of the Portfolios, as applicable, are currently only sold to separate accounts of Metropolitan Life Insurance Company and certain of its affiliates (collectively, "MetLife" or the "Insurance Companies") to fund the benefits under certain individual flexible premium variable life insurance policies and individual and group variable annuity contracts (collectively, "Contracts"). As a Contract owner, your premium payments are allocated to one or more of the Portfolios in accordance with your Contract.

  A particular Portfolio or class of a Portfolio of the Trust may not be available under the Contract you have chosen. The prospectus for the Contracts shows the Portfolios and classes available to you. Please read this Prospectus carefully before selecting a Portfolio. It provides information to assist you in your decision. If you would like additional information about a Portfolio, please request a copy of the Statement of Additional Information ("SAI"). For details about how to obtain a copy of the SAI and other reports and information, see the back cover of this Prospectus. The SAI is incorporated by reference into this Prospectus.

  Some of the Portfolios have names and investment objectives that are very similar to certain publicly available mutual funds that are managed by the same investment advisers. The Portfolios in this Prospectus are not those publicly available mutual funds and will not have the same performance. Different performance will result from such factors as different implementation of investment policies, different investment restrictions, different cash flows into and out of the Portfolios, different fees, and different asset sizes.

UNDERSTANDING THE PORTFOLIOS

After this Introduction you will find an Investment Summary for each Portfolio. Each Investment Summary presents important facts about a Portfolio, including information about its investment objective, principal investment strategy, primary risks, fees and expenses and past performance.


Each of the Portfolios falls into one of two categories of funds: equity funds and fixed income funds. A particular type of Portfolio may be more appropriate for you depending upon your investment needs.



 PLEASE SEE THE CONTRACT PROSPECTUS FOR A DETAILED EXPLANATION OF YOUR CONTRACT.

DESCRIPTION OF TYPES OF FUNDS:

  EQUITY FUNDS

  Although they may involve more risk, historically, equity securities such as common stocks have offered higher returns than bonds or other investments over the long term. A domestic equity fund principally invests in equity securities of U.S. companies and may also, to a minor extent, invest in securities of companies located outside the United States. An international equity fund principally invests in the equity securities of companies located outside the United States.

  FIXED INCOME FUNDS

  Fixed income securities are securities that pay a specified rate of return. Historically, fixed income funds are not as volatile as equity funds. These funds may lend stability to a portfolio made up primarily of stocks.



--------------------------------------------------------------------------------

BEFORE YOU CHOOSE A PORTFOLIO, PLEASE CONSIDER...

All of the Portfolios involve risk, but there is also the potential for reward. You can lose money--and you can make money. The Portfolios are structured so that each offers a different degree of risk and reward than others.

WHAT RISK/REWARD LEVEL IS FOR YOU? ASK YOURSELF THE FOLLOWING:
(1) HOW WELL DO I HANDLE FLUCTUATIONS IN MY ACCOUNT VALUE?

    The greater the degree of risk for a Portfolio, the more its price is likely to move up and down on a day to day basis. If this makes you uncomfortable, you may prefer an investment that is less risky and that may not fluctuate in price as much.

(2) AM I LOOKING FOR A HIGHER RATE OF RETURN?

    Generally, the higher the potential return, the higher the risk. If you find the potential to make money is worth the possibility of losing more, then a Portfolio with higher risk may be right for you.

A final note: These Portfolios are designed for long-term investment.

                                THE PORTFOLIOS

INVESTMENT SUMMARY

Each Portfolio's summary discusses the following:

    INVESTMENT OBJECTIVE
    What is the Portfolio's investment goal?

    PRINCIPAL INVESTMENT STRATEGY
    How does the Portfolio attempt to achieve its investment goal? What types of investments does it contain? What style of investing and investment philosophy does it follow?

    PRIMARY RISKS
    What are the specific risks of investing in the Portfolio?

    PAST PERFORMANCE
    How well has the Portfolio performed over time?

    FEES AND EXPENSES
    What is the cost of investing in the Portfolio?


In addition to its principal investment strategy, each Portfolio may invest in various types of securities and engage in various investment techniques and practices which are not the principal focus of the Portfolio and therefore are not described in the Investment Summary section of the Prospectus. These other securities and investment techniques and practices in which a Portfolio may engage, together with their risks, are briefly discussed in "Additional Investment Strategies" in this Prospectus.


Following the Investment Summary is the section entitled "Primary Risks of Investing in the Portfolios" which lists some of the factors that may affect the value of a Portfolio's investments.


The SAI provides more detailed information regarding the various types of securities that a Portfolio may purchase and certain investment techniques and practices of its Adviser.


The Contracts may be sold by banks. AN INVESTMENT IN A PORTFOLIO OF THE TRUST THROUGH A CONTRACT IS NOT A DEPOSIT OR OBLIGATION OF, OR GUARANTEED BY, ANY BANK, AND IS NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY OF THE U.S. GOVERNMENT.


 EACH PORTFOLIO IN THIS PROSPECTUS IS A MUTUAL FUND: A POOLED INVESTMENT THAT IS PROFESSIONALLY MANAGED AND THAT GIVES YOU THE OPPORTUNITY TO PARTICIPATE IN FINANCIAL MARKETS. EACH PORTFOLIO STRIVES TO REACH ITS STATED INVESTMENT OBJECTIVE, WHICH CAN BE CHANGED WITHOUT SHAREHOLDER APPROVAL. AS WITH ALL MUTUAL FUNDS, THERE IS NO GUARANTEE THAT A PORTFOLIO WILL ACHIEVE ITS INVESTMENT OBJECTIVE.

 A PORTFOLIO'S ADVISER MAY SELL A PORTFOLIO SECURITY WHEN THE VALUE OF THE INVESTMENT REACHES OR EXCEEDS ITS ESTIMATED FAIR VALUE, TO TAKE ADVANTAGE OF MORE ATTRACTIVE INVESTMENT OPPORTUNITIES, WHEN THE ISSUER'S INVESTMENT FUNDAMENTALS BEGIN TO DETERIORATE, WHEN THE PORTFOLIO MUST MEET REDEMPTIONS, OR FOR OTHER INVESTMENT REASONS.

                      MET/AIM SMALL CAP GROWTH PORTFOLIO

INVESTMENT OBJECTIVE:

Long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGY:

The Portfolio seeks to meet its objective by investing, normally, at least 80% of its net assets in securities of small-cap companies. In complying with this 80% investment requirement, the Portfolio will invest primarily in marketable equity securities, including convertible securities, but its investments may include other securities, such as synthetic instruments. Synthetic instruments are investments that have economic characteristics similar to the Portfolio's direct investments, and may include warrants, futures, options, exchange-traded funds and American Depositary Receipts. The Portfolio considers a company to be a small-cap company if it has a market capitalization, at the time of purchase, no larger than the largest capitalized company included in the Russell 2000 Index during the most recent 11-month period (based on month-end data) plus the most recent data during the current month, within the range of market capitalizations of companies included in the Russell 2000 Index.

The Portfolio may invest up to 20% of its net assets in equity securities of issuers that have market capitalizations, at the time of purchase, outside of the range of market capitalizations of companies included in the Russell 2000 Index, and in investment-grade non-convertible debt securities, U.S. government securities and high-quality money market instruments. The Portfolio may also invest up to 25% of its total assets in foreign securities. For risk management purposes, the Portfolio may hold a portion of its assets in cash or cash equivalents, including money market instruments.

In selecting investments, the portfolio managers seek to identify those companies that have strong earnings momentum or demonstrate other potential for growth of capital. The portfolio managers anticipate that the Portfolio, when fully invested, will generally be comprised of companies that are currently experiencing a greater than anticipated increase in earnings.

PRIMARY RISKS:


The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail starting on page 35, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:


  .  Market risk

  .  Market capitalization risk

  .  Investment style risk

  .  Foreign investment risk

The Portfolio's investments in derivatives can significantly increase the Portfolio's exposure to market risk or credit risk of the counterparty. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the relevant assets, rates and indices.

PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.


The bar chart below shows you the performance of the Portfolio's Class B shares, the Portfolio's oldest Class, for each full calendar year since its inception and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart.


               Year-by-Year Total Return as of 12/31 of Each Year

                                    [CHART]

        02        03          04          05          06         07
     ------     ------       -----      ------     ------     ------
    -27.50%     38.86%       6.43%       8.27%      14.18%     11.07%

                   High Quarter:   2nd - 2003      +20.75%
                   Low Quarter:    3rd - 2002      -18.43%



The table below compares the Portfolio's Class A, Class B and Class E shares' average annual compounded total returns for the 1- and 5-year periods and from inception through 12/31/07 with the Russell 2000 Index and the Russell 2000 Growth Index. The Russell 2000 Index is an unmanaged index which measures the performance of the 2,000 smallest companies in the Russell 3000 Index. The Russell 2000 Growth Index is an unmanaged index which measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.

---------------------------------------------------------------
        Average Annual Total Return as of 12/31/07
--------------------------------------------------------------
                                              Since   Inception
                             1 Year  5 Year Inception   Date
 -------------------------   ------- ------ --------- ---------
Class A                      11.40%  15.39%    6.91%    1/2/02
Class B                      11.07%  15.20%    9.39%   10/9/01
Class E                      11.20%  15.34%    7.66%    4/1/02
Russell 2000 Index           -1.57%  16.25%   12.12%*
Russell 2000 Growth Index     7.05%  16.50%   10.70%*
* Index performance is from 10/1/01.


 PORTFOLIO MANAGEMENT:


..  Invesco Aim Capital Management, Inc. see page 53

..  For financial highlights see page 64

FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2007 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                          Class A Class B Class E
-----------------------------------------------------------------
Management Fee                             0.86%   0.86%   0.86%
-----------------------------------------------------------------
12b-1 Fees                                 None    0.25%   0.15%
-----------------------------------------------------------------
Other Expenses                             0.06%   0.06%   0.06%
-----------------------------------------------------------------
Total Annual Portfolio Operating Expenses  0.92%   1.17%   1.07%
-----------------------------------------------------------------

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES

         Class A  Class B  Class E
-----------------------------------
1 Year   $     94 $    120 $    110
-----------------------------------
3 Years  $    295 $    374 $    342
-----------------------------------
5 Years  $    511 $    647 $    593
-----------------------------------
10 Years $  1,135 $  1,427 $  1,311
-----------------------------------

                       DREMAN SMALL CAP VALUE PORTFOLIO

INVESTMENT OBJECTIVE:

Capital appreciation.

PRINCIPAL INVESTMENT STRATEGY:

The Portfolio normally invests at least 80% of its assets in common stocks and other equity securities of small U.S. companies. The Portfolio defines a small company as one with a market capitalization at the time of investment that is no greater than the typical largest market capitalization of a company in the Russell 2000 Value Index (the "Index"). The size of companies in the Index changes with market conditions and the composition of the Index. As of February 29, 2008, the largest market capitalization of a company in the Index was $6.8 billion.

The Adviser focuses its stock selection process on small companies with below market price-to-earnings ratios. The Adviser also identifies value opportunities in small companies by low price compared to book value, cash flow and yield. Individual companies are analyzed to identify those that are fundamentally sound and appear to have strong potential for earnings and dividend growth over the Index.

From the remaining group of stocks, the Adviser then completes its fundamental analysis and purchases for the Portfolio what are believed to be the most attractive stocks, drawing on analysis of economic outlooks or various industries. The Adviser may favor companies from different industries at different times, which leads to sector and industry over and under weights in the Portfolio relative to the Index. Even so, diversification is an important characteristic of the Adviser's investment philosophy.

The Portfolio may invest up to 15% of its assets in real estate investment trusts.

PRIMARY RISKS:


The value of your investment in the Portfolio may be affected by one or more of the following risks, which are discussed in detail starting on page 35, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate.

  .  Market risk

  .  Market capitalization risk

  .  Investment style risk

  .  Real estate risk


PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

 PORTFOLIO MANAGEMENT:


..  Dreman Value Management, LLC see page 53

..  For financial highlights see page 67



The performance shown below is the performance of the Portfolio's Class A shares, the Portfolio's only Class outstanding prior to April 28, 2008. Class B shares of the Portfolio are first being offered on April 28, 2008. The historical performance shown for the Portfolio's Class A shares prior to May 1, 2006 is the performance of the Portfolio's predecessor fund managed both by the Adviser using the same investment objective and strategy as the Portfolio and by another investment adviser using the same investment objective as the Portfolio but a different (quantitative) investment strategy. The assets of the Style Focus Series: Small Cap Value Portfolio of The Travelers Series Trust were transferred to the Portfolio on May 1, 2006. The performance shown below for the Portfolio's Class A shares prior to May 1, 2006 is the historical performance of the Style Focus Series: Small Cap Value Portfolio of The Travelers Series Trust (from May 1, 2005 to April 30, 2006).


The bar chart below shows you the performance of the Portfolio's Class A shares for each full calendar year since inception and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart.



               Year-by-Year Total Return as of 12/31 of Each Year

                                    [CHART]

                             06                  07
                            -----              -----
                            24.23%             -0.97%

High Quarter:   1st - 2006      +14.30%
Low Quarter:    4th - 2007       -4.70%

The table below compares the Portfolio's Class A shares average annual compounded total returns for the 1-year period and since inception through 12/31/07 with the Russell 2000 Value Index, an unmanaged index that measures the stock performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.

    Average Annual Total Return as of 12/31/07
---------------------------------------------------
                                  Since   Inception
                         1 Year Inception   Date
------------------------ ------ --------- ---------
Class A                  -0.97%   13.35%   5/2/05
Russell 2000 Value Index -9.78%    9.73%*
* Index performance is from 4/30/05.


For information on Dreman Value Management, LLC's prior performance with a comparable fund, see page 54.

FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2007, as adjusted to assume that current contractual fees and expenses were in effect for all of 2007, and are expressed as a percentage of the Portfolio's average daily net assets. The amounts for the Class B shares of the Portfolio are based on the expenses of the Portfolio's Class A shares, as adjusted to include applicable 12b-1 fees. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                           Class A Class B
------------------------------------------ ------- -------
Management Fee                              0.79%   0.79%
----------------------------------------------------------
12b-1 Fees                                  None    0.25%
----------------------------------------------------------
Other Expenses                              0.13%   0.13%
----------------------------------------------------------
Total Annual Portfolio Operating Expenses*  0.92%   1.17%
----------------------------------------------------------

        * Met Investors Advisory, LLC (the "Manager") and the Trust have entered into an Expense Limitation Agreement whereby the total Annual Portfolio Operating Expenses for the Class A and Class B shares of the Portfolio will not exceed 1.10% and 1.35%, respectively, for the period ended April 30, 2009 and in any year in which the Agreement is in effect. Under certain circumstances, any fees waived or expenses reimbursed by the Manager may, with the approval of the Trust's Board of Trustees, be repaid to the Manager.

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same and that all expense limitations remain in effect only for the period ended April 30, 2009. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES

         Class A  Class B
--------------------------
1 Year   $     94 $    120
--------------------------
3 Years  $    295 $    374
--------------------------
5 Years  $    511 $    647
--------------------------
10 Years $  1,135 $  1,427
--------------------------

                    HARRIS OAKMARK INTERNATIONAL PORTFOLIO

INVESTMENT OBJECTIVE:

Long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGY:

Under normal market conditions, the Portfolio invests primarily in common stocks of non-U.S. companies. The Portfolio may invest in mature markets (examples are Japan, Canada, and the United Kingdom) and in less developed markets (examples are Mexico, Brazil, and Korea). Ordinarily, the Portfolio will invest in the securities of at least five countries outside the U.S. There are no geographic limits on the Portfolio's foreign investments, but the Portfolio does not expect to invest more than 35% of its assets in securities of companies based in emerging markets. The Portfolio may invest in the equity securities of companies of any market capitalization.

The Portfolio's Adviser uses a value investment style in selecting equity securities for the Portfolio. The Adviser believes that over time, a company's stock price converges with its true business value. By "true business value" the Adviser means its estimate of the price that is determined by the cash it generates. The Adviser believes that investing in equity securities priced significantly below what is believed to be the true business value presents the best opportunity to achieve the Portfolio's investment objective. The Adviser uses this value philosophy to identify companies that it believes have discounted stock prices compared to the companies' true business values.

PRIMARY RISKS:


The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail starting on page 35, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:


  .  Market risk

  .  Foreign investment risk

  .  Market capitalization risk

  .  Investment style risk

In addition, investments in emerging markets include all of the risks of investments in foreign securities and are subject to severe price declines. The economic and political structures of developing nations, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity. Such countries may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners and economies based on only a few industries. For these reasons, all of the risks of investing in foreign securities are heightened by investing in emerging market countries. The markets of developing countries have been more volatile than the markets of developed countries with more mature economies. These markets often have provided significantly higher or lower rates of return than developed markets, and significantly greater risks, to investors.

PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

The bar chart below shows you the performance of the Portfolio's Class B shares, the Portfolio's oldest class, for each full calendar year since its inception and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart. Effective January 1, 2003, Harris Associates L.P. became the Portfolio's Adviser. Investment performance information prior to that date is attributable to the Portfolio's former investment adviser.

Year-by-Year Total Return as of 12/31 of Each Year

                                     [CHART]

  02       03      04      05       06      07
------   ------  ------  ------   ------  ------
-18.09%  34.96%  20.52%  14.24%   28.85%  -1.12%



High Quarter:   2nd - 2003      +24.90%
Low Quarter:    3rd - 2002      -16.81%

The table below compares the Portfolio's Class A, Class B and Class E shares' average annual compounded total returns for the 1- and 5-year periods and from inception through 12/31/07 with the Morgan Stanley Capital International Europe, Australia and Far East ("MSCI EAFE" Index), a widely recognized unmanaged index which is an aggregate of 15 individual country indices that collectively represent many of the major markets of the world. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.

   Average Annual Total Return as of 12/31/07
-------------------------------------------------
                                Since   Inception
                1 Year 5 Year Inception   Date
--------------- ------ ------ --------- ---------
Class A         -0.86% 19.12%   12.02%    1/2/02
Class B         -1.12% 18.81%   12.88%   10/9/01
Class E         -1.00% 18.94%   12.57%    4/1/02
MSCI EAFE Index 11.63% 22.08%   15.39%*
* Index performance is from 10/1/01.



 PORTFOLIO MANAGEMENT:


..  Harris Associates L.P. see page 54

..  For financial highlights see page 68

FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2007 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                          Class A Class B Class E
-----------------------------------------------------------------
Management Fee                             0.77%   0.77%   0.77%
-----------------------------------------------------------------
12b-1 Fees                                 None    0.25%   0.15%
-----------------------------------------------------------------
Other Expenses                             0.09%   0.08%   0.08%
-----------------------------------------------------------------
Total Annual Portfolio Operating Expenses  0.86%   1.10%   1.00%
-----------------------------------------------------------------

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES

         Class A  Class B  Class E
-----------------------------------
1 Year   $     88 $    113 $    103
-----------------------------------
3 Years  $    275 $    352 $    320
-----------------------------------
5 Years  $    479 $    609 $    555
-----------------------------------
10 Years $  1,064 $  1,346 $  1,229
-----------------------------------

                     LORD ABBETT BOND DEBENTURE PORTFOLIO

INVESTMENT OBJECTIVE:

High current income and the opportunity for capital appreciation to produce a high total return.

PRINCIPAL INVESTMENT STRATEGY:

To pursue its goal, the Portfolio, under normal circumstances, will invest at least 80% of its net assets, in bonds, debentures and other fixed income securities. The Portfolio allocates its assets principally among fixed income securities in four market sectors: U.S. investment grade securities, U.S. high yield securities, foreign securities (including emerging market securities) and convertible securities. These securities may include: all types of bonds, debentures, mortgage-related and other asset-backed securities, high-yield and investment grade debt securities, U.S. Government securities, equity-related securities such as convertibles and debt securities with warrants and emerging market debt securities. Under normal circumstances, the Portfolio invests in each of the four sectors described above. However, the Portfolio may invest substantially all of its assets in any one sector at any time, subject to the limitation that at least 20% of the Portfolio's net assets must be invested in any combination of investment grade debt securities, U.S. Government securities and cash equivalents. The Portfolio may invest up to 15% of its assets in credit default swaps. The Portfolio may invest up to 20% of its net assets in equity securities, including common stocks, preferred stocks, convertible preferred stocks, warrants and similar instruments. The Portfolio may invest up to 20% of its net assets in foreign securities.

The Adviser will actively manage the Portfolio and seek unusual values, particularly in lower-rated debt securities, some of which are convertible into common stocks or have warrants attached to purchase common stocks. In selecting lower-rated bonds for investment, the Adviser does not rely upon ratings, which evaluate only the safety of principal and interest, not market value risk, and which, furthermore, may not accurately reflect an issuer's current financial condition. The Portfolio does not have any minimum rating criteria for its investments in bonds and some issuers may default as to principal and/or interest payments subsequent to the purchase of their securities. Through portfolio diversification, good credit analysis and attention to current developments and trends in interest rates and economic conditions, the Adviser believes that investment risk may be reduced, although there is no assurance that losses will not occur.

The Portfolio normally invests in long-term debt securities when the Adviser believes that interest rates in the long run will decline and prices of such securities generally will be high. When the Adviser believes that long-term interest rates will rise, it may shift the Portfolio into short-term debt. Under normal circumstances, the average duration of the Portfolio's debt securities will be between 3 and 7 years with an average maturity of 5 to 12 years.

Capital appreciation may be obtained by investing in:

  .  debt securities when the trend of interest rates is expected to be down

  . convertible debt securities or debt securities with warrants attached entitling the holder to purchase common stock

  . debt securities of issuers in financial difficulties when, in the view of the Adviser, the problems giving rise to such difficulties can be successfully resolved, with a consequent improvement in the credit standing of the issuers (such investments involve corresponding risks that interest and principal payments may not be made if such difficulties are not resolved)

  .  equity securities

The Portfolio may invest up to 20% of its net assets, at market value, in debt and equity securities primarily traded in foreign countries.

The Portfolio may hold or sell any property or securities which it may obtain through the exercise of conversion rights or warrants or as a result of any reorganization, recapitalization or liquidation proceedings for any issuer of securities owned by it. In no event will the Portfolio voluntarily purchase any securities other than debt securities, if, at the time of such purchase or acquisition, the value of the property and securities, other than debt securities, in the Portfolio is greater than 20% of the value of its net assets.

PRIMARY RISKS:


The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail starting on page 35, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:


  .  Market risk

  .  Interest rate risk

  .  Credit risk

  .  High yield debt security risk

  .  Foreign investment risk

  .  Market capitalization risk

  .  Investment style risk

The use of credit default transactions is a highly specialized activity that involves investment techniques and risks that are different from those associated with ordinary portfolio securities transactions. If the Adviser is incorrect in its forecasts of the interest rates, currency exchange rates or market values or its assessments of the credit risks, relevant to these transactions that it enters, the investment performance of the Portfolio may be less favorable than it would have been if the Portfolio had not entered into them.

Because these arrangements are bi-lateral agreements between the Portfolio and its counterparty, each party is exposed to the risk of default by the other. In addition, they may involve a small investment of cash compared to the risk assumed with the result that small changes may produce disproportionate and substantial gains or losses to the Portfolio. However, the Portfolio's obligations under swap agreements generally are collateralized by cash or government securities based on the amount by which the value of the payments that the Portfolio is required to pay exceed the value of the payments that its counterparty is required to make. The Portfolio segregates liquid assets equal to any difference between that excess and the amount of collateral that they are required to provide. Conversely, the Portfolio requires their counterparties to provide collateral on a comparable basis except in those instances in which the Adviser is satisfied with the claims paying ability of the counterparty without such collateral.

PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

The performance shown below for the period February 12, 2001 through December 31, 2007 is the performance of the Portfolio's Class A shares, the Portfolio's oldest Class. The historical performance shown for the Portfolio's Class A shares prior to February 12, 2001 is the performance of the Portfolio's predecessor fund (Bond Debenture Portfolio, a series of Cova Series Trust, which commenced operations on May 1, 1996) managed by the Adviser using the same investment objective and strategy as the Portfolio. The assets of the predecessor fund were transferred to the Portfolio on February 12, 2001.

The bar chart below shows you the performance of the Portfolio's Class A shares for the last ten calendar years and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart.

               Year-by-Year Total Return as of 12/31 of Each Year

                                    [CHART]


  98      99      00      01      02      03      04     05     06      07
------  ------  ------  ------  ------  ------  ------  -----  -----  ------
6.26%   3.40%   0.87%   3.76%   -0.39%  19.52%   8.43%  1.81%  9.35%   6.85%

High Quarter:   2nd - 2003    +7.25%
Low Quarter:    3rd - 1998    -4.31%


The table below compares the Portfolio's Class A, Class B and Class E shares' average annual compounded total returns for the 1-, 5- and 10-year periods through 12/31/07, as applicable, with the Credit Suisse First Boston High Yield Index, the Lehman Brothers Aggregate Bond Index, the Merrill Lynch High Yield Master II Constrained Index and a Hybrid Index. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.




 PORTFOLIO MANAGEMENT:


..  Lord, Abbett & Co. LLC see page 54

..  For financial highlights see page 71

The Credit Suisse First Boston High Yield Index is a market-weighted index that includes publicly traded bonds rated below BBB by S&P and Baa by Moody's. The Lehman Brothers Aggregate Bond Index is a widely recognized unmanaged index which is a broad measure of the taxable bonds in the U.S. market, with maturities of at least one year. The Merrill Lynch High Yield Master II Constrained Index is a market value-weighted index of all domestic and Yankee high-yield bonds, including deferred interest bonds and payment-in-kind securities. Issues included in the Index have maturities of one year or more and have a credit rating lower than BBB-/Baa3, but are not in default. The Hybrid Index consists of 60% Merrill Lynch High Yield Master II Constrained Index, 20% Lehman Brothers Aggregate Bond Index and 20% Merrill Lynch All Convertible Index. (The Merrill Lynch All Convertible Index is an unmanaged market-capitalization weighted index of domestic corporate convertible securities.)

Effective April 30, 2007, the Lehman Brothers Aggregate Bond Index replaced the Credit Suisse First Boston High Yield Index as the primary benchmark of the Portfolio and the Merrill Lynch High Yield Master II Constrained Index and the Hybrid Index became secondary benchmarks of the Portfolio.

             Average Annual Total Return as of 12/31/07
-------------------------------------------------------------------
                                               1 Year 5 Year 10 Year
---------------------------------------------- ------ ------ -------
Class A                                         6.85%  9.04%  5.85%
Class B                                         6.55%  8.75%    --
Class E                                         6.73%  8.87%    --
Credit Suisse First Boston High Yield Index     2.66% 10.97%  6.10%
Lehman Brothers Aggregate Bond Index            6.96%  4.42%  5.97%
Merrill Lynch High Yield Master II Constrained
 Index                                          2.19% 10.76%  5.51%
Hybrid Index                                    3.40%  9.39%  6.00%

FEES AND EXPENSES:


The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2007 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.


SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                          Class A Class B Class E
-----------------------------------------------------------------
Management Fee                             0.49%   0.49%   0.49%
-----------------------------------------------------------------
12b-1 Fees                                 None    0.25%   0.15%
-----------------------------------------------------------------
Other Expenses                             0.05%   0.04%   0.04%
-----------------------------------------------------------------
Total Annual Portfolio Operating Expenses  0.54%   0.78%   0.68%
-----------------------------------------------------------------

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES

         Class A Class B Class E
--------------------------------
1 Year    $ 55    $ 80    $ 70
--------------------------------
3 Years   $174    $250    $218
--------------------------------
5 Years   $302    $435    $380
--------------------------------
10 Years  $678    $969    $849
--------------------------------

                    MFS(R) RESEARCH INTERNATIONAL PORTFOLIO

INVESTMENT OBJECTIVE:

Capital appreciation.

PRINCIPAL INVESTMENT STRATEGY:

The Portfolio normally invests its assets primarily in foreign equity securities, including emerging market equity securities.

The Portfolio may invest a relatively high percentage of its assets in a single country, a small number of countries, or a particular geographic region.

In selecting investments for the Portfolio, the Portfolio's Adviser is not constrained to any particular investment style. The Portfolio's Adviser may invest the Portfolio's assets in the stocks of companies it believes to have above average earnings growth potential compared to other companies (growth companies), in the stocks of companies it believes are undervalued compared to their perceived worth (value companies), or in a combination of growth and value companies.

The Portfolio may invest in companies of any size.

A team of investment research analysts selects investments for the Portfolio. The Portfolio's Adviser allocates the Portfolio's assets to analysts by broad market sectors. The Adviser uses a bottom-up approach in buying and selling investments for the Portfolio.

Investments are selected primarily based on fundamental analysis of issuers and their potential in light of their current financial condition and industry position, and market, economic, political, and regulatory conditions. Factors considered may include analysis of earnings, cash flows, competitive position, and management ability. Quantitative analysis of these and other factors may also be considered.

PRIMARY RISKS:


The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail starting on page 35, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:


  .  Market risk

  .  Foreign investment risk

  .  Market capitalization risk

  .  Investment style risk

The Portfolio may invest a substantial amount of its assets in issuers located in a single country, a limited number of countries, or a particular geographic region. If the Portfolio focuses its investments in this manner, it assumes the risk that economic, political and social conditions in those countries or regions will have a significant impact on its investment performance.

In addition, investments in emerging markets include all of the risks of investments in foreign securities and are subject to severe price declines. The economic and political structures of developing nations, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity. Such countries may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners and economics based on only a few industries. For these reasons, all of the risks of investing in foreign securities are heightened by investing in emerging markets countries. The markets of developing countries have been more volatile than the markets of developed countries with more mature economies. These markets often have provided significantly higher or lower rates of return than developed markets, and significantly greater risks, to investors.

PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

The bar chart below shows you the performance of the Portfolio's Class B shares, the Portfolio's oldest Class, for each full calendar year since its inception and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart.

               Year-by-Year Total Return as of 12/31 of Each Year

                                    [CHART]


   02     03       04      05       06       07
-------  ------  ------  ------   ------   ------
-11.80%  32.04%  19.56%  16.42%   26.56%   13.29%

High Quarter: 4th - 2003 +15.97%
Low Quarter:  3rd - 2002 -14.58%


The table below compares the Portfolio's Class A, Class B and Class E shares' average annual compounded total returns for the 1- and 5-year periods and from inception through 12/31/07 with the Morgan Stanley Capital International Europe, Australia and Far East ("MSCI EAFE") Index, a widely recognized unmanaged index which is an aggregate of 15 individual country indices that collectively represent many of the major markets of the world, and the MSCI ACWI (All Country World Index), a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging




 PORTFOLIO MANAGEMENT:


..  Massachusetts Financial Services Company see page 55

.. For financial highlights see page 74 markets. As of June 2007 the MSCI ACWI consisted of 48 country indices comprising 23 developed and 25 emerging market country indices. The developed market country indices included are: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States. The emerging market country indices included are: Argentina, Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Israel, Jordan, Korea, Malaysia, Mexico, Morocco, Pakistan, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand, and Turkey. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.

       Average Annual Total Return as of 12/31/07
---------------------------------------------------------
                                        Since   Inception
                       1 Year 5 Years Inception   Date
---------------------- ------ ------- --------- ---------
Class A                13.60%  21.65%   11.74%    5/1/01
Class B                13.29%  21.39%   10.37%   2/12/01
Class E                13.38%  21.49%   15.54%  10/31/01
MSCI EAFE Index        11.63%  22.08%    8.90%*
MSCI All Country World
 (Ex.-U.S.) Index      17.12%  24.52%   10.75%*
* Index performance is from 2/1/01.

FEES AND EXPENSES:


The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2007 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.


SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                          Class A Class B Class E
----------------------------------------- ------- ------- -------
Management Fee                             0.70%   0.70%   0.70%
-----------------------------------------------------------------
12b-1 Fees                                 None    0.25%   0.15%
-----------------------------------------------------------------
Other Expenses                             0.09%   0.09%   0.09%
-----------------------------------------------------------------
Total Annual Portfolio Operating Expenses  0.79%   1.04%   0.94%
-----------------------------------------------------------------

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES

         Class A  Class B  Class E
-----------------------------------
1 Year   $     81 $    107 $     96
-----------------------------------
3 Years  $    253 $    333 $    301
-----------------------------------
5 Years  $    440 $    577 $    522
-----------------------------------
10 Years $    981 $  1,276 $  1,159
-----------------------------------

                   PIMCO INFLATION PROTECTED BOND PORTFOLIO

INVESTMENT OBJECTIVE:

Maximum real return, consistent with preservation of capital and prudent investment management.

PRINCIPAL INVESTMENT STRATEGY:


The Portfolio seeks to achieve its investment objective by investing under normal circumstances at least 80% of its net assets in inflation-indexed bonds of varying maturities issued by the U.S. and non-U.S. governments, their agencies or instrumentalities, and corporations (either through cash market purchases, forward commitments or derivative instruments). Inflation-indexed bonds are fixed income securities that are structured to provide protection against inflation. The value of the bond's principal or the interest income paid on the bond is adjusted to track changes in an official inflation measure. Inflation-indexed bonds issued by a foreign government are generally adjusted to reflect a comparable inflation index, calculated by that government. The average portfolio duration of the Portfolio normally will vary within (plus or minus) three years of the duration of the Lehman Brothers Global Real: U.S. TIPS Bond Index.


Principal investments may include inflation-indexed bonds and other fixed income securities issued by the U.S. government or its subdivisions, agencies or government-sponsored enterprises, non-U.S. governments or their subdivisions, agencies or government-sponsored enterprises, and U.S. and foreign companies including mortgage-related securities, stripped mortgage-related securities; corporate bonds and notes; asset-backed securities; money market instruments; structured notes such as hybrid or "indexed" securities and event-linked bonds; loan participations and assignments; delayed funding loans; revolving credit facilities; debt securities issued by states or local governments and their agencies, authorities and other government-sponsored enterprises; and obligations of international agencies or supranational entities. The Portfolio also may invest up to 30% of its total assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar denominated securities of foreign issuers. The Portfolio may invest up to 10% of its total assets in securities and instruments that are economically tied to emerging market countries. Foreign currency exposure (from non-U.S. dollar denominated securities or currencies) normally will be limited to 20% of the Portfolio's total assets.

The Portfolio may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities. The Portfolio may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques such (such as buy backs or dollar rolls). In addition, the Portfolio may engage in forward commitments, when issued and delayed delivery securities transactions.

PRIMARY RISKS:


The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail starting on page 35, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:


  .  Market risk

  .  Interest rate risk

  .  Credit risk

  .  Foreign investment risk

  .  High yield debt security risk

Mortgage-related securities may be issued or guaranteed by the U.S. Government, its agencies or instrumentalities or may be issued by private issuers and as such are not guaranteed by the U.S. Government, its agencies or instrumentalities. Like other debt securities, changes in interest rates generally affect the value of a mortgage-backed security. Additionally, some mortgage-backed securities may be structured so that they may be particularly sensitive to interest rates.

Investments in mortgage-related securities are also subject to special risks of prepayment. Prepayment risk occurs when the issuer of a security can prepay the principal prior to the security's maturity. Securities subject to prepayment risk, including the collateralized mortgage-obligations and other mortgage-related securities that the Portfolio can buy, generally offer less potential for gains when prevailing interest rates decline, and have greater potential for loss when interest rates rise depending upon the coupon of the underlying securities. The impact of prepayments on the price of a security may be difficult to predict and may increase the volatility of the price. In addition, early repayment of mortgages underlying these securities may expose the Portfolio to a lower rate of return when it reinvests the principal. Further, the Portfolio may buy mortgage-related securities at a premium. Accelerated prepayments on those securities could cause the Portfolio to lose a portion of its principal investment represented by the premium the Portfolio paid.

If interest rates rise rapidly, prepayments may occur at slower rates than expected, which could have the effect of lengthening the expected maturity of a short- or medium-term security. That could cause its value to fluctuate more widely in response to changes in interest rates. In turn, this could cause the value of the Portfolio's shares to fluctuate more.

In addition, investments in emerging markets include all of the risks of investments in foreign securities and are subject to severe price declines. The economic and political structures of developing nations, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity. Such countries may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners and economies based on only a few industries. For these reasons, all of the risks of investing in foreign securities are heightened by investing in emerging markets countries. The markets of developing countries have been more volatile than the markets of developed countries with more mature economies. These markets often have provided significantly higher or lower rates of return than developed markets, and significantly greater risks, to investors.

Non-mortgage asset-backed securities are not issued or guaranteed by the U.S. Government or its agencies or government-sponsored entities. In the event of a failure of these securities or of mortgage-related securities issued by private issuers to pay interest or repay principal, the assets backing these securities such as automobiles or credit card receivables may be insufficient to support the payments on the securities.

The Portfolio's investments in derivatives can significantly increase the Portfolio's exposure to market risk or credit risk of the counterparty. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the relevant assets, rates and indices.

The use of credit default transactions is a highly specialized activity that involves investment techniques and risks that are different from those associated with ordinary portfolio securities transactions. If the Adviser is incorrect in its forecasts of the interest rates, currency exchange rates or market values or its assessments of the credit risks, relevant to these transactions that it enters, the investment performance of the Portfolio may be less favorable than it would have been if the Portfolio had not entered into them.

Because these arrangements are bi-lateral agreements between the Portfolio and its counterparty, each party is exposed to the risk of default by the other. In addition, they may involve a small investment of cash compared to the risk assumed with the result that small changes may produce disproportionate and substantial gains or losses to the Portfolio. However, the Portfolio's obligations under swap agreements generally are collateralized by cash or government securities based on the amount by which the value of the payments that the Portfolio is required to pay exceed the value of the payments that its counterparty is required to make. The Portfolio segregates liquid assets equal to any difference between that excess and the amount of collateral that they are required to provide. Conversely, the Portfolio requires their counterparties to provide collateral on a comparable basis except in those instances in which the Adviser is satisfied with the claims paying ability of the counterparty without such collateral.

PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

The bar chart below shows you the performance of the Portfolio's Class B shares for each full calendar year since its inception and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart.

               Year-by-Year Total Return as of 12/31 of Each Year

                                    [CHART]

                       04        05        06       07
                      -----     -----    ------   -----
                      8.99%     1.39%     0.39%   10.80%

High Quarter:   1st - 2004    +5.93%
Low Quarter:    2nd - 2004    -3.03%


The table below compares the Portfolio's Class A, Class B and Class E shares' average annual compounded total returns for the 1-year period and from inception through 12/31/07 with the Lehman Brothers Global Real: U.S. TIPS Bond Index, an unmanaged market index which is made up specifically of U.S. Treasury Inflation Linked Securities. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.

      Average Annual Total Return as of 12/31/07
-------------------------------------------------------
                                      Since   Inception
                             1 Year Inception   Date
---------------------------- ------ --------- ---------
Class A                      11.08%   5.94%    5/1/03
Class B                      10.80%   5.69%    5/1/03
Class E                      10.93%   7.49%    5/1/06
Lehman Brothers Global Real:
 U.S. TIPS Bond Index        11.63%   6.15%*
* Index performance is from 4/30/03.

FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2007 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.


 PORTFOLIO MANAGEMENT:


..  Pacific Investment Management Company LLC see page 55

..  For financial highlights see page 77

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                          Class A Class B Class E
-----------------------------------------------------------------
Management Fee                             0.50%   0.50%   0.50%
-----------------------------------------------------------------
12b-1 Fees                                 None    0.25%   0.15%
-----------------------------------------------------------------
Other Expenses                             0.05%   0.05%   0.06%
-----------------------------------------------------------------
Total Annual Portfolio Operating Expenses  0.55%   0.80%   0.71%
-----------------------------------------------------------------

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES

         Class A  Class B  Class E
-----------------------------------
1 Year   $     56 $     82 $     73
-----------------------------------
3 Years  $    177 $    256 $    228
-----------------------------------
5 Years  $    308 $    446 $    396
-----------------------------------
10 Years $    691 $    993 $    885
-----------------------------------

                    THIRD AVENUE SMALL CAP VALUE PORTFOLIO

INVESTMENT OBJECTIVE:

Long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGY:

The Portfolio seeks to achieve its objective by investing at least 80% of its assets in a portfolio of equity securities of companies having market capitalizations within the range of capitalizations of companies in the Russell 2000 Index, the S&P SmallCap 600 Index or the Dow Jones Wilshire U.S. Small-Cap Index at the time of the investment, during the most recent 12-month period (based on month-end data). The Portfolio may continue to hold or buy additional stock in a company that exceeds this range if the stock remains attractive. The Portfolio may also invest up to 35% of its total assets in foreign securities.

The Portfolio adheres to a strict value discipline in selecting investments. The Portfolio's Adviser identifies investment opportunities through intensive research of individual companies and generally does not focus on stock market conditions and other macro factors. The Portfolio may seek investments in the securities of companies in industries that are temporarily depressed. The Portfolio follows a strategy of "buy and hold." The Portfolio will generally sell an investment only when there has been a fundamental change in the business or capital structure of the company which significantly affects the investment's inherent value or when the Adviser believes that the market value of an investment is overpriced relative to its intrinsic value.

PRIMARY RISKS:


The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail starting on page 35, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:


  .  Market risk

  .  Market capitalization risk

  .  Investment style risk

  .  Foreign investment risk

In addition, investments in emerging markets include all of the risks of investments in foreign securities and are subject to severe price declines. The economic and political structures of developing nations, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity. Such countries may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners and economies based on only a few industries. For these reasons, all of the risks of investing in foreign securities are heightened by investing in emerging markets countries. The markets of developing countries have been more volatile than the markets of developed countries with more mature economies. These markets often have provided significantly higher or lower rates of return than developed markets, and significantly greater risks, to investors.

 PORTFOLIO MANAGEMENT:


..  Third Avenue Management LLC see page 55

..  For financial highlights see page 80



PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

The bar chart below shows you the performance of the Portfolio's Class B shares for each full calendar year since its inception and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart.

                                     [CHART]

        Year-by-Year Total Return as of 12/31 of Each Year

             03      04      05      06      07
           ------  ------  ------  ------  ------
           41.41%  26.50%  15.48%  13.13%  -3.02

          High Quarter:   2nd - 2003      +18.25%
          Low Quarter     4th - 2007       -5.37%


The table below compares the Portfolio's Class A and Class B shares' average annual compounded total returns for the 1- and 5-year periods and from inception through 12/31/07 with the Russell 2000 Value Index, an unmanaged index that measures the stock performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values, and the Dow Jones Wilshire U.S. Small-Cap Index, a subset of the Dow Jones Wilshire 5000. The Dow Jones Wilshire U.S. Small-Cap Index represents a float adjusted, market capitalization-weighted portfolio of the next 1,750 largest stocks--from 751 to 2,500 by market capitalization in the Dow Jones Wilshire 5000 at March 31 and September 30 of each year. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.

          Average Annual Total Return as of 12/31/07
--------------------------------------------------------------
                                             Since   Inception
                             1 Year 5 Year Inception   Date
---------------------------- ------ ------ --------- ---------
Class A                      -2.79% 18.03%   12.05%   5/1/02
Class B                      -3.02% 17.78%   11.81%   5/1/02
Russell 2000 Value Index     -9.78% 15.80%    8.96%*
Dow Jones Wilshire Small-Cap
 Index                        1.90% 17.90%   10.94%*
* Index performance is from 5/1/02.

FEES AND EXPENSES:


The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2007 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.


SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                          Class A Class B
---------------------------------------------------------
Management Fee                             0.73%   0.73%
---------------------------------------------------------
12b-1 Fees                                 None    0.25%
---------------------------------------------------------
Other Expenses                             0.03%   0.03%
---------------------------------------------------------
Total Annual Portfolio Operating Expenses  0.76%   1.01%
---------------------------------------------------------

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES

         Class A  Class B
--------------------------
1 Year   $     78 $    104
--------------------------
3 Years  $    244 $    323
--------------------------
5 Years  $    424 $    560
--------------------------
10 Years $    945 $  1,241
--------------------------

                      VAN KAMPEN MID CAP GROWTH PORTFOLIO

INVESTMENT OBJECTIVE:

Capital appreciation.

PRINCIPLE INVESTMENT STRATEGY:

The Adviser seeks to invest in high quality companies it believes have sustainable competitive advantages and the ability to redeploy capital at high rates of return. The Adviser typically favors companies with rising returns on invested capital, above average business visibility, strong free cash flow generation and attractive risk/reward.

Under normal market conditions, the Portfolio invests at least 80% of its net assets in securities of medium-sized companies at the time of investment. Under current market conditions, the Adviser defines medium-sized companies by reference to those companies represented in the Russell Midcap Growth Index (which consists of companies in the capitalization range of approximately $305 million to $49.6 billion as of February 29, 2008). The Portfolio may also invest in common stocks and other equity securities of small- and large-sized companies.

The Portfolio invests primarily in common stocks and also may invest in other equity securities, including preferred stock, convertible securities and rights or warrants to purchase securities.

The Portfolio may invest up to 25% of its assets in securities of foreign issuers, including issuers in emerging market countries, primarily through ownership of depositary receipts. The Portfolio may also purchase and sell certain derivative instruments, such as options, futures, contracts and options on future contracts, for various portfolio management purposes, including to facilitate portfolio management and to mitigate risks.

PRIMARY RISKS:


The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail starting on page 35, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:

  .  Market risk

  .  Foreign investment risk

  .  Market capitalization risk

  .  Investment style risk

The Portfolio's investments in derivatives can significantly increase the Portfolio's exposure to market risk and credit risk of the counterparty. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the relevant assets, rates and indices.

In addition, investments in emerging markets include all of the risks of investments in foreign securities and are subject to severe price declines. The economic and political structures of developing nations, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity. Such countries may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners and economies based on only a few industries. For these reasons, all of the risks of investing in foreign securities are heightened by investing in emerging markets countries. The markets of developing countries have been more volatile than the markets of developed countries with more mature economies. These markets often have provided significantly higher or lower rates of return than developed markets, and significantly greater risks, to investors.

PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

The bar chart below shows you the performance of the Portfolio's Class B shares, the Portfolio's oldest Class, for each full calendar year since its inception and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart. Effective October 1, 2006, Morgan Stanley Investment Management, Inc. d/b/a Van Kampen became the Portfolio's Adviser. Investment performance information prior to that date is attributable to the Portfolio's former investment adviser.

Year-by-Year Total Return as of 12/31 of Each Year

                                    [CHART]

                         02       03       04       05     06     07
                       ------   ------   ------   ------  -----  -----
                      -24.41%   35.70%   12.45%    4.58%  8.37%  23.48%

                      High Quarter: 2nd - 2003  +17.43%
                      Low Quarter:  3rd - 2002  -15.77%

The table below compares the Portfolio's Class A and Class B shares' average annual compounded total returns for the 1- and 5-year periods and from inception through 12/31/07 with the Russell Midcap Growth Index. The Russell Midcap Growth Index is an unmanaged index which measures the performance of those companies in the Russell Midcap Index with higher price-to-book ratios and higher forecasted growth values. The Russell Midcap Index is an unmanaged index which measures the performance of the 800 smallest companies in the Russell 1000 Index. The median market capitalization was approximately $3.90 billion as of February 29, 2008. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.

                       Average Annual Total Return as of
                                   12/31/07
        ---------------------------------------------------------------
                                                       Since   Inception
                                       1 Year 5 Year Inception   Date
        -----------------------------  ------ ------ --------- ---------
        Class A                        23.84% 16.73%   6.62%     5/1/01
        Class B                        23.48% 16.39%   5.45%    2/12/01
        Russell Midcap Growth Index    11.43% 17.90%   3.27%*
        * Index performance is from 2/1/01.



 PORTFOLIO MANAGEMENT:


..  Morgan Stanley Investment Management Inc. d/b/a Van Kampen, see page 56

..  For financial highlights see page 82

For information on Van Kampen's prior performance with comparable funds, see page 56.


FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2007 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                           Class A Class B
----------------------------------------------------------
Management Fee                              0.70%   0.70%
----------------------------------------------------------
12b-1 Fees                                  None    0.25%
----------------------------------------------------------
Other Expenses                              0.17%   0.18%
----------------------------------------------------------
Total Annual Portfolio Operating Expenses*  0.87%   1.13%
----------------------------------------------------------


        * The Manager and the Trust have entered into an Expense Limitation Agreement whereby the total Annual Portfolio Operating Expenses for the Class A and Class B shares of the Portfolio will not exceed 0.90% and 1.15%, respectively, for the period ended April 30, 2009 and in any year in which the Agreement is in effect. Under certain circumstances, any fees waived or expenses reimbursed by the Manager may, with the approval of the Trust's Board of Trustees, be repaid to the Manager.


EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same and that all expense limitations remain in effect only for the period ended April 30, 2009. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES

         Class A  Class B
--------------------------
1 Year   $     89 $    116
--------------------------
3 Years  $    279 $    361
--------------------------
5 Years  $    484 $    625
--------------------------
10 Years $  1,076 $  1,380
--------------------------

PRIMARY RISKS OF INVESTING IN THE PORTFOLIOS


One or more of the following primary risks may apply to your Portfolio. Please see the Investment Summary for your particular Portfolio to determine which risks apply and for a discussion of other risks that may apply to the Portfolio. Please note that there are many other circumstances that could adversely affect your investment and prevent a Portfolio from reaching its objective, which are not described here.


MARKET RISK

A Portfolio's share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including disappointing corporate earnings, adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or a company may deteriorate. In addition, an assessment by a Portfolio's Adviser of particular companies may prove incorrect, resulting in losses or poor performance by those holdings, even in a rising market. A Portfolio could also miss attractive investment opportunities if its Adviser underweights markets or industries where there are significant returns, and could lose value if the Adviser overweights markets or industries where there are significant declines.

Stocks purchased in initial public offerings (IPOs) have a tendency to fluctuate in value significantly shortly after the IPO relative to the price at which they were purchased. These fluctuations could impact the net asset value and return earned on the Portfolio's shares.

INTEREST RATE RISK

The values of debt securities are subject to change when prevailing interest rates change. When interest rates go up, the value of debt securities and certain dividend paying stocks tends to fall. If your Portfolio invests a significant portion of its assets in debt securities or stocks purchased primarily for dividend income and interest rates rise, then the value of your investment may decline. Alternatively, when interest rates go down, the value of debt securities and certain dividend paying stocks may rise.

Interest rate risk will affect the price of a fixed income security more if the security has a longer maturity because changes in interest rates are increasingly difficult to predict over longer periods of time. Fixed income securities with longer maturities will therefore be more volatile than other fixed income securities with shorter maturities. Conversely, fixed income securities with shorter maturities will be less volatile but generally provide lower returns than fixed income securities with longer maturities. The average maturity and duration of a Portfolio's fixed income investments will affect the volatility of the Portfolio's share price.

CREDIT RISK

The value of debt securities is directly affected by an issuer's ability to pay principal and interest on time. If your Portfolio invests in debt securities, the value of your investment may be adversely affected when an issuer fails to pay an obligation on a timely basis. A Portfolio may also be subject to credit risk to the extent it engages in transactions, such as securities loans, repurchase agreements or certain derivatives, which involve a promise by a third party to honor an obligation to the Portfolio. Such third party may be unwilling or unable to honor its financial obligations.

HIGH YIELD DEBT SECURITY RISK

High yield debt securities, or junk bonds, are securities which are rated below "investment grade" or are not rated, but are of equivalent quality. High yield debt securities range from those for which the prospect for repayment of principal and interest is predominantly speculative to those which are currently in default on principal or interest payments. A Portfolio with high yield debt securities may be more susceptible to credit risk and market risk than a Portfolio that invests only in higher quality debt securities because these lower-rated debt securities are less secure financially and more sensitive to downturns in the economy. In addition, the secondary market for such securities may not be as liquid as that for more highly rated debt securities. As a result, a Portfolio's Adviser may find it more difficult to sell these securities or may have to sell them at lower prices.

You should understand that high yield securities are not generally meant for short-term investing. When a Portfolio invests in high yield securities it generally seeks to receive a correspondingly higher return to compensate it for the additional credit risk and market risk it has assumed.

FOREIGN INVESTMENT RISK

Investments in foreign securities involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject:

  . These risks may include the seizure by the government of company assets, excessive taxation, withholding taxes on dividends and interest, limitations on the use or transfer of portfolio assets, and political or social instability.

  . Enforcing legal rights may be difficult, costly and slow in foreign countries, and there may be special problems enforcing claims against foreign governments.

  . Foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there may be less public information about their operations.

  .  Foreign markets may be less liquid and more volatile than U.S. markets.

  . Foreign securities often trade in currencies other than the U.S. dollar, and a Portfolio may directly hold foreign currencies and purchase and sell foreign currencies. Changes in currency exchange rates will affect a Portfolio's net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of foreign securities. An increase in the strength of the U.S. dollar relative to these other currencies may cause the value of a Portfolio to decline. Certain foreign currencies may be particularly volatile, and foreign governments may intervene in the currency markets, causing a decline in value or liquidity of a Portfolio's foreign currency or securities holdings.

  . Costs of buying, selling and holding foreign securities, including brokerage, tax and custody costs, may be higher than those involved in domestic transactions.

MARKET CAPITALIZATION RISK

Stocks fall into three broad market capitalization categories--large, medium and small. Investing primarily in one category carries the risk that due to current market conditions that category may be out of favor. If valuations of large capitalization companies appear to be greatly out of proportion to the valuations of small or medium capitalization companies, investors may migrate to the stocks of small and mid-sized companies causing a Portfolio that invests in these companies to increase in value more rapidly than a Portfolio that invests in larger, fully-valued companies. Larger more established companies may also be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion. Investing in medium and small capitalization companies may be subject to special risks associated with narrower product lines, more limited financial resources, smaller management groups, and a more limited trading market for their stocks as compared with larger companies. Securities of smaller capitalization issuers may therefore be subject to greater price volatility and may decline more significantly in market downturns than securities of larger companies. In some cases, these companies may be relatively new issuers (I.E., those having continuous operating histories of less than three years) which carries other risks in addition to the risks of other medium and small capitalization companies. New issuers may be more speculative because such companies are relatively unseasoned. These companies will often be involved in the development or marketing of a new product with no established market, which could lead to significant losses.

INVESTMENT STYLE RISK

Different investment styles tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. A Portfolio may outperform or underperform other funds that employ a different investment style. A Portfolio may also employ a combination of styles that impact its risk characteristics. Examples of different investment styles include growth and value investing. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's growth of earnings potential. Also, since growth companies usually invest a high portion of earnings in their business, growth stocks may lack the dividends of some value stocks that can cushion stock prices in a falling market. Growth oriented funds will typically underperform when value investing is in favor. Value stocks are those which are undervalued in comparison to their peers due to adverse business developments or other factors. Value investing carries the risk that the market will not recognize a security's inherent value for a long time, or that a stock judged to be undervalued may actually be appropriately priced or overvalued. Value oriented funds will typically underperform when growth investing is in favor.

REAL ESTATE INVESTMENT RISK

Although the Portfolio will not invest in real estate directly, it may concentrate its assets in the real estate industry or may invest in securities related to the real estate industry, so your investment in the Portfolio will be closely linked to or may be impacted by the performance of the real estate markets. Property values may decrease due to increasing vacancies or declining rents resulting from unanticipated economic, legal, cultural or technological developments or because of overbuilding or lack of mortgage funds. The value of an individual property may also decline because of environmental liabilities or losses due to casualty or condemnation. Because of this concentration in or potential exposure to the real estate industry, the value of the Portfolio's shares may change at different rates compared to the value of shares of a mutual fund with investments in a mix of different industries.

The Portfolio may at times be more concentrated in particular sub-sectors of the real estate business--e.g. apartments, retail, hotels, offices, industrial, health care, etc. As such, its performance would be especially sensitive to developments that significantly affected those businesses.

In addition, Equity REITs may be affected by changes in the value of the underlying property they own, while Mortgage REITs may be affected by the quality of any credit they extend. Equity and Mortgage REITs are dependent upon management skills and are subject to heavy cash flow dependency, defaults by borrowers, self-liquidation and the possibility of failing to qualify for tax-free pass through of income under the Internal Revenue Code of 1986, and to maintain exemption from the Investment Company Act of 1940, as amended (the "1940 Act"). In the event an issuer of debt securities collateralized by real estate defaults, it is conceivable that the REIT could end up holding the underlying real estate.

ADDITIONAL INVESTMENT STRATEGIES


In addition to the principal investment strategies discussed in each individual Portfolio's Investment Summary, a Portfolio, as indicated in the chart below, may at times invest a portion of its assets in the investment strategies and may engage in certain investment techniques as described below. The SAI provides a more detailed discussion of certain of these and other securities and indicates if a Portfolio is subject to any limitations with respect to a particular investment strategy. These strategies and techniques may involve risks. ALTHOUGH A PORTFOLIO THAT IS NOT IDENTIFIED BELOW IN CONNECTION WITH A PARTICULAR STRATEGY OR TECHNIQUE GENERALLY HAS THE ABILITY TO ENGAGE IN SUCH A TRANSACTION, ITS ADVISER CURRENTLY INTENDS TO INVEST LITTLE, IF ANY, OF THE PORTFOLIO'S ASSETS IN THAT STRATEGY OR TECHNIQUE. (PLEASE NOTE THAT SOME OF THESE STRATEGIES MAY BE A PRINCIPAL INVESTMENT STRATEGY FOR A PARTICULAR PORTFOLIO AND CONSEQUENTLY ARE ALSO DESCRIBED IN THAT PORTFOLIO'S INVESTMENT SUMMARY.) The Portfolios are not limited by this discussion and may invest in other types of securities not precluded by the policies discussed elsewhere in this Prospectus.

                                                                                                         LORD
                                                                      MET/AIM   DREMAN      HARRIS      ABBETT
                                                                     SMALL CAP SMALL CAP    OAKMARK      BOND
                                                                      GROWTH     VALUE   INTERNATIONAL DEBENTURE
                                                                     PORTFOLIO PORTFOLIO   PORTFOLIO   PORTFOLIO
BRADY BONDS
----------------------------------------------------------------------------------------------------------------
COLLATERALIZED MORTGAGE OBLIGATIONS                                                                        X
----------------------------------------------------------------------------------------------------------------
CONVERTIBLE SECURITIES                                                   X                                 X
----------------------------------------------------------------------------------------------------------------
DEPOSITARY RECEIPTS                                                      X         X           X           X
----------------------------------------------------------------------------------------------------------------
DERIVATIVES:
----------------------------------------------------------------------------------------------------------------
OPTIONS                                                                  X         X
----------------------------------------------------------------------------------------------------------------
FUTURES                                                                  X         X
----------------------------------------------------------------------------------------------------------------
DIRECT PARTICIPATION IN CORPORATE LOANS                                                                    X
----------------------------------------------------------------------------------------------------------------
DOLLAR ROLL TRANSACTIONS                                                                       X
----------------------------------------------------------------------------------------------------------------
FOREIGN CURRENCY TRANSACTIONS                                                                  X
----------------------------------------------------------------------------------------------------------------
FOREIGN DEBT SECURITIES                                                                                    X
----------------------------------------------------------------------------------------------------------------
FOREIGN EQUITY SECURITIES                                                X         X           X           X
----------------------------------------------------------------------------------------------------------------
FORWARD COMMITMENTS, WHEN-ISSUED AND DELAYED DELIVERY SECURITIES                                           X
----------------------------------------------------------------------------------------------------------------
HIGH QUALITY SHORT-TERM DEBT OBLIGATIONS INCLUDING BANKERS'
ACCEPTANCES, COMMERCIAL PAPER AND CERTIFICATES OF DEPOSIT ISSUED OR
GUARANTEED BY BANK HOLDING COMPANIES IN THE U.S., THEIR SUBSIDIARIES
AND FOREIGN BRANCHES OR OF THE WORLD BANK; VARIABLE AMOUNT MASTER
DEMAND NOTES AND VARIABLE RATE NOTES ISSUED BY U.S. AND FOREIGN
CORPORATIONS                                                             X                                 X
----------------------------------------------------------------------------------------------------------------
HIGH YIELD/HIGH RISK DEBT SECURITIES                                               X                       X
----------------------------------------------------------------------------------------------------------------
HYBRID INSTRUMENTS
----------------------------------------------------------------------------------------------------------------
ILLIQUID AND RESTRICTED SECURITIES
----------------------------------------------------------------------------------------------------------------
INDEXED SECURITIES
----------------------------------------------------------------------------------------------------------------
INTEREST RATE TRANSACTIONS
----------------------------------------------------------------------------------------------------------------
INVESTMENT GRADE DEBT SECURITIES                                                   X                       X
----------------------------------------------------------------------------------------------------------------
INVESTMENTS IN OTHER INVESTMENT COMPANIES INCLUDING PASSIVE FOREIGN
INVESTMENT COMPANIES                                                                           X
----------------------------------------------------------------------------------------------------------------
MORTGAGE-BACKED SECURITIES, INCLUDING GNMA CERTIFICATES, MORTGAGE-
BACKED BONDS                                                                                               X
----------------------------------------------------------------------------------------------------------------
MUNICIPAL SECURITIES
----------------------------------------------------------------------------------------------------------------
NON-MORTGAGE ASSET-BACKED SECURITIES
----------------------------------------------------------------------------------------------------------------
PIK (PAY-IN-KIND) DEBT SECURITIES AND ZERO-COUPON BONDS                                                    X
----------------------------------------------------------------------------------------------------------------
PREFERRED STOCKS                                                         X                                 X
----------------------------------------------------------------------------------------------------------------
REAL ESTATE INVESTMENT TRUSTS                                            X         X
----------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS                                                                          X           X
----------------------------------------------------------------------------------------------------------------
REVERSE REPURCHASE AGREEMENTS                                                                              X
----------------------------------------------------------------------------------------------------------------
RIGHTS AND WARRANTS                                                                            X           X
----------------------------------------------------------------------------------------------------------------
SECURITIES LOANS                                                         X         X           X           X
----------------------------------------------------------------------------------------------------------------
SHORT SALES (AGAINST THE BOX)
----------------------------------------------------------------------------------------------------------------
STRUCTURED NOTES
----------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT SECURITIES                                               X         X                       X
----------------------------------------------------------------------------------------------------------------

                                                                                         PIMCO     THIRD      VAN
                                                                            MFS(R)     INFLATION  AVENUE    KAMPEN
                                                                           RESEARCH    PROTECTED SMALL CAP  MID CAP
                                                                         INTERNATIONAL   BOND      VALUE    GROWTH
                                                                           PORTFOLIO   PORTFOLIO PORTFOLIO PORTFOLIO
BRADY BONDS                                                                                X
--------------------------------------------------------------------------------------------------------------------
COLLATERALIZED MORTGAGE OBLIGATIONS                                                        X         X
--------------------------------------------------------------------------------------------------------------------
CONVERTIBLE SECURITIES                                                         X           X         X         X
--------------------------------------------------------------------------------------------------------------------
DEPOSITARY RECEIPTS                                                            X           X         X         X
--------------------------------------------------------------------------------------------------------------------
DERIVATIVES:
--------------------------------------------------------------------------------------------------------------------
OPTIONS                                                                        X           X                   X
--------------------------------------------------------------------------------------------------------------------
FUTURES                                                                        X           X                   X
--------------------------------------------------------------------------------------------------------------------
DIRECT PARTICIPATION IN CORPORATE LOANS                                                    X
--------------------------------------------------------------------------------------------------------------------
DOLLAR ROLL TRANSACTIONS                                                                   X
--------------------------------------------------------------------------------------------------------------------
FOREIGN CURRENCY TRANSACTIONS                                                  X           X         X         X
--------------------------------------------------------------------------------------------------------------------
FOREIGN DEBT SECURITIES                                                        X           X         X
--------------------------------------------------------------------------------------------------------------------
FOREIGN EQUITY SECURITIES                                                      X                     X         X
--------------------------------------------------------------------------------------------------------------------
FORWARD COMMITMENTS, WHEN-ISSUED AND DELAYED DELIVERY SECURITIES               X           X                   X
--------------------------------------------------------------------------------------------------------------------
HIGH QUALITY SHORT-TERM DEBT OBLIGATIONS INCLUDING BANKERS' ACCEPTANCES,
COMMERCIAL PAPER AND CERTIFICATES OF DEPOSIT ISSUED OR GUARANTEED BY
BANK HOLDING COMPANIES IN THE U.S., THEIR SUBSIDIARIES AND FOREIGN
BRANCHES OR OF THE WORLD BANK; VARIABLE AMOUNT MASTER DEMAND NOTES
AND VARIABLE RATE NOTES ISSUED BY U.S. AND FOREIGN CORPORATIONS                X           X         X
--------------------------------------------------------------------------------------------------------------------
HIGH YIELD/HIGH RISK DEBT SECURITIES                                                       X
--------------------------------------------------------------------------------------------------------------------
HYBRID INSTRUMENTS                                                                         X
--------------------------------------------------------------------------------------------------------------------
ILLIQUID AND RESTRICTED SECURITIES                                             X           X         X
--------------------------------------------------------------------------------------------------------------------
INDEXED SECURITIES                                                             X           X
--------------------------------------------------------------------------------------------------------------------
INTEREST RATE TRANSACTIONS                                                                 X
--------------------------------------------------------------------------------------------------------------------
INVESTMENT GRADE DEBT SECURITIES                                               X           X         X
--------------------------------------------------------------------------------------------------------------------
INVESTMENTS IN OTHER INVESTMENT COMPANIES INCLUDING PASSIVE FOREIGN
INVESTMENT COMPANIES                                                           X           X         X         X
--------------------------------------------------------------------------------------------------------------------
MORTGAGE-BACKED SECURITIES, INCLUDING GNMA CERTIFICATES, MORTGAGE-
BACKED BONDS                                                                   X           X         X
--------------------------------------------------------------------------------------------------------------------
MUNICIPAL SECURITIES                                                                       X
--------------------------------------------------------------------------------------------------------------------
NON-MORTGAGE ASSET-BACKED SECURITIES                                                       X
--------------------------------------------------------------------------------------------------------------------
PIK (PAY-IN-KIND) DEBT SECURITIES AND ZERO-COUPON BONDS                                    X
--------------------------------------------------------------------------------------------------------------------
PREFERRED STOCKS                                                               X           X         X         X
--------------------------------------------------------------------------------------------------------------------
REAL ESTATE INVESTMENT TRUSTS                                                  X           X         X         X
--------------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS                                                          X           X         X         X
--------------------------------------------------------------------------------------------------------------------
REVERSE REPURCHASE AGREEMENTS                                                              X         X         X
--------------------------------------------------------------------------------------------------------------------
RIGHTS AND WARRANTS                                                            X                               X
--------------------------------------------------------------------------------------------------------------------
SECURITIES LOANS                                                               X           X         X         X
--------------------------------------------------------------------------------------------------------------------
SHORT SALES (AGAINST THE BOX)                                                  X           X
--------------------------------------------------------------------------------------------------------------------
STRUCTURED NOTES                                                                           X
--------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT SECURITIES                                                     X           X         X
--------------------------------------------------------------------------------------------------------------------

BRADY BONDS. Brady Bonds are collateralized or uncollateralized fixed income securities created through the exchange of existing commercial bank loans to public and private entities in certain emerging markets for new bonds in connection with debt restructurings. Brady Bonds have been issued only in the last decade and, accordingly do not have a long payment history. These securities are subject to credit risk and interest rate risk.

COLLATERALIZED MORTGAGE OBLIGATIONS (CMOS). CMOs are fixed income securities secured by mortgage loans and other mortgage-backed securities and are generally considered to be derivatives. CMOs may be issued or guaranteed by the U.S. Government or its agencies or instrumentalities or collateralized by a portfolio of mortgages or mortgage-related securities guaranteed by such an agency or instrumentality or may be non-U.S. Government guaranteed.

CMOs carry general fixed income securities risks, such as credit risk and interest rate risk, and risks associated with mortgage-backed securities, including prepayment risk, which is the risk that the underlying mortgages or other debt may be refinanced or paid off prior to their maturities during periods of declining interest rates. In that case, an Adviser may have to reinvest the proceeds from the securities at a lower rate. Potential market gains on a security subject to prepayment risk may be more limited than potential market gains on a comparable security that is not subject to prepayment risk.

CONVERTIBLE SECURITIES. Convertible securities are preferred stocks or bonds that pay a fixed dividend or interest payment and are convertible into common stock at a specified price or conversion ratio.

Traditionally, convertible securities have paid dividends or interest rates higher than common stocks but lower than nonconvertible securities. They generally participate in the appreciation or depreciation of the underlying stock into which they are convertible, but to a lesser degree. These securities are also subject to market risk, interest rate risk and credit risk.

DEPOSITARY RECEIPTS. Depositary receipts are receipts for shares of a foreign-based corporation that entitle the holder to dividends and capital gains on the underlying security. Receipts include those issued by domestic banks (American Depositary Receipts), foreign banks (Global or European Depositary Receipts), and broker-dealers (depositary shares).

These instruments are subject to market risk and foreign investment risk.

DERIVATIVES. Derivatives are used to limit risk in a Portfolio or to enhance investment return, and have a return tied to a formula based upon an interest rate, index, price of a security, or other measurement. Derivatives include options, futures, forward contracts and related products.

Options are the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price.

Futures are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date.

Forward contracts are contracts to purchase or sell a specified amount of a financial instrument for an agreed upon price at a specified time.

Derivatives may be used to hedge against an opposite position that a Portfolio holds. Any loss generated by the derivatives should be offset by gains in the hedged investment. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains or result in losses or missed opportunities. In addition, derivatives that are used for hedging the Portfolio in specific securities may not fully offset the underlying positions. The counterparty to a derivatives contract also could default. Derivatives that involve leverage could magnify losses.

Derivatives may also be used to maintain a Portfolio's exposure to the market, manage cash flows or to attempt to increase income. Using derivatives for purposes other than hedging is speculative and involves greater risks. In many foreign countries, futures and options markets do not exist or are not sufficiently developed to be effectively used by a Portfolio that invests in foreign securities.

DIRECT PARTICIPATION IN CORPORATE LOANS. By purchasing a loan, the Portfolio acquires some or all of the interest of a bank or other lending institution in a loan to a corporate borrower. Many such loans are secured, and most impose restrictive covenants which must be met by the borrower. These loans are made generally to finance internal growth, mergers, acquisitions, stock repurchases, leveraged buy-outs and other corporate activities. Such loans may be in default at the time of purchase. The Portfolio may also purchase trade or other claims against companies, which generally represent money owed by the company to a supplier of goods or services. These claims may also be purchased at a time when the company is in default. Certain of the loans acquired by a Portfolio may involve revolving credit facilities or other standby financing commitments which obligate the Portfolio to pay additional cash on a certain date or on demand.

The highly leveraged nature of many such loans may make such loans especially vulnerable to adverse changes in economic or market conditions. Loans and other direct investments may not be in the form of securities or may be subject to restrictions on transfer, and only limited opportunities may exist to resell such instruments. As a result, the Portfolio may be unable to sell such investments at an opportune time or may have to resell them at less than fair market value.

DOLLAR ROLL TRANSACTIONS. Mortgage dollar rolls are transactions in which the Portfolio sells securities for delivery in the current month and simultaneously contracts with the same counter-party to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date. During the roll period, the Portfolio loses the right to receive principal (including prepayments of principal) and interest paid on the securities sold. However, the Portfolio would benefit to the extent of any difference between the price received for the securities sold and the lower forward price for the future purchase (often referred to as the "drop") or fee income plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. Unless such benefits exceed the income, capital appreciation and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of the Portfolio compared with what such performance would have been without the use of mortgage dollar rolls. Accordingly, the benefits derived from the use of mortgage dollar rolls depend upon the Adviser's ability to manage mortgage prepayments. There is no assurance that mortgage dollar rolls can be successfully employed. All cash proceeds will be invested in instruments that are permissible investments for the Portfolio.

The Portfolio will maintain until the settlement date the segregation, either on the records of the Adviser or with the Trust's custodian, of cash or other liquid securities in an amount equal to the forward purchase price.

FOREIGN CURRENCY TRANSACTIONS. Foreign currency transactions are entered into for the purpose of hedging against foreign exchange risk arising from the Portfolio's investment or anticipated investment in securities denominated in foreign currencies. The Portfolio also may enter into these contracts for purposes of increasing exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. Foreign currency transactions include the purchase of foreign currency on a spot (or cash) basis, contracts to purchase or sell foreign currencies at a future date (forward contracts), the purchase and sale of foreign currency futures contracts, and the purchase of exchange traded and over-the-counter call and put options on foreign currency futures contracts and on foreign currencies.

These hedging transactions do not eliminate fluctuations in the underlying prices of the securities which the Portfolio owns or intends to purchase or sell. They simply establish a rate of exchange which can be achieved at some future point in time.

Foreign currency exchange rates may fluctuate significantly over short periods of time. A forward foreign currency exchange contract reduces the Portfolio's exposure to changes in the value of the currency it will deliver and increases its exposure to changes in the value of the currency it will exchange into. Contracts to sell foreign currency will limit any potential gain which might be realized by the Portfolio if the value of the hedged currency increases. In the case of forward contracts entered into for the purpose of increasing return, the Portfolio may sustain losses which will reduce its gross income. Forward foreign currency exchange contracts also involve the risk that the party with which the Portfolio enters the contract may fail to perform its obligations to the Portfolio. The purchase and sale of foreign currency futures contracts and the purchase of call and put options on foreign currency futures contracts and on foreign currencies involve certain risks associated with derivatives.

FOREIGN DEBT SECURITIES. Foreign debt securities are issued by foreign corporations and governments. They may include Eurodollar obligations and Yankee bonds.

Foreign debt securities are subject to foreign investment risk, credit risk and interest rate risk. Securities in developing countries are also subject to the additional risks associated with emerging markets.

FOREIGN EQUITY SECURITIES. Foreign equity securities are subject to foreign investment risk in addition to the risks applicable to domestic equity securities, such as market risk.

FORWARD COMMITMENTS, WHEN-ISSUED AND DELAYED DELIVERY SECURITIES. Forward commitments, when-issued and delayed delivery securities generally involve the purchase of a security with payment and delivery at some time in the future--i.e., beyond normal settlement. The Portfolios do not earn interest on such securities until settlement and bear the risk of market value fluctuations in between the purchase and settlement dates. New issues of stocks and bonds, private placements and U.S. Government securities may be sold in this manner.

HIGH QUALITY SHORT-TERM DEBT OBLIGATIONS, INCLUDING BANKERS' ACCEPTANCES, COMMERCIAL PAPER AND CERTIFICATES OF DEPOSIT ISSUED OR GUARANTEED BY BANK HOLDING COMPANIES IN THE U.S., THEIR SUBSIDIARIES AND FOREIGN BRANCHES OR OF THE WORLD BANK; VARIABLE AMOUNT MASTER DEMAND NOTES AND VARIABLE RATE NOTES ISSUED BY U.S. AND FOREIGN CORPORATIONS.

Commercial paper is a short-term debt obligation with a maturity ranging from one to 270 days issued by banks, corporations, and other borrowers to investors seeking to invest idle cash.

Variable amount master demand notes differ from ordinary commercial paper in that they are issued pursuant to a written agreement between the issuer and the holder, their amounts may be increased from time to time by the holder (subject to an agreed maximum) or decreased by the holder or the issuer, they are payable on demand, the rate of interest payable on them varies with an agreed formula and they are typically not rated by a rating agency. Transfer of such notes is usually restricted by the issuer, and there is no secondary trading market for them. Any variable amount master demand note purchased by a Portfolio will be regarded as an illiquid security.

These instruments are subject to credit risk, interest rate risk and foreign investment risk.

HIGH YIELD/HIGH RISK DEBT SECURITIES. High yield/high risk debt securities are securities that are rated below investment grade by the primary rating agencies (e.g., BB or lower by S&P and Ba or lower by Moody's). Other terms commonly used to describe such securities include "lower rated bonds," "noninvestment grade bonds," and "junk bonds."

High yield/high risk debt securities are subject to high yield debt security risk as described in "Primary Risks of Investing in the Portfolios" above.

HYBRID INSTRUMENTS. Hybrid instruments are a form of a derivative and combine the elements of futures contracts or options with those of debt, preferred equity or a depositary instrument. They are often indexed to the price of a commodity, particular currency, or a domestic or foreign debt or equity security index. Examples of hybrid instruments include debt instruments with interest or principal payments or redemption terms determined by reference to the value of a currency or commodity or securities index at a future point in time or preferred stock with dividend rates determined by reference to the value of a currency.

Hybrids may bear interest or pay dividends at below market (or even relatively nominal) rates. Under certain conditions, the redemption value of the instrument could be zero. Hybrids can have volatile prices and limited liquidity and their use by the Portfolio may not be successful.

ILLIQUID AND RESTRICTED SECURITIES. Each Portfolio may invest a portion of its assets in restricted and illiquid securities, which are investments that the Portfolio cannot easily resell within seven days at current value or that have contractual or legal restriction on resale. Restricted securities include those which are not registered under the Securities Act of 1933, as amended (the "1933 Act"), and are purchased directly from the issuer or in the secondary market (private placements).

If the Portfolio buys restricted or illiquid securities it may be unable to quickly resell them or may be able to sell them only at a price below current value or could have difficulty valuing these holdings precisely.

In recent years, however, a large institutional market has developed for certain securities that are not registered under the 1933 Act, including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

INDEXED SECURITIES. A Portfolio may invest in indexed securities whose value is linked to foreign currencies, interest rates, commodities, indices or other financial indicators. Most indexed securities are short to intermediate term fixed income securities whose values at maturity (i.e., principal value) or interest rates rise or fall according to changes in the value of one or more specified underlying instruments. Indexed securities may be positively or negatively indexed (i.e., their principal value or interest rates may increase or decrease if the underlying instrument appreciates), and may have return characteristics similar to direct investments in the underlying instrument or to one or more options on the underlying instrument. Indexed securities may be more volatile than the underlying instrument itself and could involve the loss of all or a portion of the principal amount of, or interest on, the instrument.

INTEREST RATE TRANSACTIONS. Interest rate transactions are hedging transactions such as interest rate swaps and the purchase or sale of interest rate caps and floors. They are used by a Portfolio in an attempt to protect the value of its investments from interest rate fluctuations. Interest rate swaps involve the exchange by the Portfolio with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate floor. The Adviser to the Portfolio enters into these transactions on behalf of the Portfolio primarily to preserve a return or spread on a particular investment or portion of its portfolio or to protect against any increase in the price of securities the Portfolio anticipates purchasing at a later date. The Portfolio will not sell interest rate caps or floors that it does not own.

There is the risk that the Adviser may incorrectly predict the direction of interest rates resulting in losses to the Portfolio.

INVESTMENT GRADE DEBT SECURITIES. Investment grade debt securities are securities rated in one of the four highest rating categories by S&P, Moody's or other nationally recognized rating agency. These securities are subject to interest rate risk and credit risk. Securities rated in the fourth investment category by a nationally recognized rating agency (e.g. BBB by S&P and Baa by Moody's) may have speculative characteristics.

INVESTMENTS IN OTHER INVESTMENT COMPANIES, INCLUDING PASSIVE FOREIGN INVESTMENT COMPANIES. When the Portfolio invests in another investment company, it must bear the management and other fees of the investment company, in addition to its own expenses. As a result, the Portfolio may be exposed to duplicate expenses which could lower its value. Investments in passive foreign investment companies also are subject to foreign investment risk.

Passive foreign investment companies are any foreign corporations which generate certain amounts of passive income or hold certain amounts of assets for the production of passive income. Passive income includes dividends, royalties, rent, and annuities.

MORTGAGE-BACKED SECURITIES, INCLUDING GNMA CERTIFICATES, MORTGAGE-BACKED BONDS AND STRIPPED MORTGAGE-BACKED SECURITIES. Mortgage-backed securities include securities backed by Ginnie Mae and Fannie Mae as well as by private issuers. These securities represent collections (pools) of commercial and residential mortgages. These securities are generally pass-through securities, which means that principal and interest payments on the underlying securities (less servicing fees) are passed through to shareholders on a pro rata basis.

These securities carry general fixed income security risks, such as credit risk and interest rate risk, as well as prepayment risk.

MUNICIPAL SECURITIES. Municipal securities are debt obligations issued by local, state and regional governments that provide interest income that is exempt from federal income tax. These securities are subject to interest rate risk and credit risk.

NON-MORTGAGE ASSET-BACKED SECURITIES. Non-mortgage asset-backed securities include equipment trust certificates and interests in pools of receivables, such as motor vehicle installment purchase obligations and credit card receivables. Such securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in the underlying pools of assets. This means that principal and interest payments on the underlying securities (less servicing fees) are passed through to shareholders on a pro rata basis.

The value of some asset-backed securities may be particularly sensitive to changes in prevailing interest rates, and like other fixed income investments, the ability of the Portfolio to successfully use these instruments may depend in part upon the ability of an Adviser to forecast interest rates and other economic factors correctly.

PIK (PAY-IN-KIND) DEBT SECURITIES AND ZERO-COUPON BONDS. PIK debt securities are debt obligations which provide that the issuer may, at its option, pay interest on such bonds in cash or in the form of additional debt obligations. Such investments benefit the issuer by mitigating its need for cash to meet debt service, but also require a higher rate of return to attract investors who are willing to defer receipt of such cash.

Zero-coupon bonds are bonds that provide for no current interest payment and are sold at a discount. These investments pay no interest in cash to its holder during its life and usually trade at a deep discount from their face or par value. These investments may experience greater volatility in market value due to changes in interest rates than debt obligations which make regular payments of interest. The Portfolio will accrue income on such investments for tax accounting purposes, as required, which is distributable to shareholders and which, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities to satisfy the Portfolio's distribution obligations.

These securities are subject to credit risk and interest rate risk.

PREFERRED STOCKS. Preferred stocks are equity securities that generally pay dividends at a specified rate and have preference over common stock in the payment of dividends and liquidation. Preferred stock generally does not carry voting rights.

Preferred stocks are subject to market risk. In addition, because preferred stocks pay fixed dividends, an increase in interest rates may cause the price of a preferred stock to fall.


REAL ESTATE INVESTMENT TRUSTS. REITs are entities which invest in commercial and other real estate properties. Risks associated with investments in securities of companies in the real estate industry include: decline in the value of real estate; risks related to general and local economic conditions; overbuilding and increased competition; increases in property taxes and operating expenses; changes in zoning laws; casualty or condemnation losses; variations in rental income; changes in neighborhood values; the appeal of properties to tenants; and increases in interest rates. In addition, equity REITs may be affected by changes in the values of the underlying property owned by the trusts, while mortgage REITs may be affected by the quality of credit extended. REITs are dependent upon management skills, may not be diversified and are subject to the risks of financing projects. Such REITs are also subject to heavy cash flow dependency, defaults by borrowers, self liquidation and the possibility of failing to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended (the "Code"), and to maintain exemption from the 1940 Act. In the event an issuer of debt securities collateralized by real estate defaults, it is conceivable that the REITs could end up holding the underlying real estate. The Portfolio, as a shareholder of a REIT, bears a portion of the REIT's annual operating expenses. The Portfolio, as a shareholder of a REIT, bears a portion of the REIT's annual operating expenses.


REPURCHASE AGREEMENTS. Repurchase agreements involve the purchase of a security by a Portfolio and a simultaneous agreement by the seller (generally a bank or dealer) to repurchase the security from the Portfolio at a specified date or upon demand. This technique offers a method of earning income on idle cash.

Repurchase agreements involve credit risk, i.e., the risk that the seller will fail to repurchase the security, as agreed. In that case, the Portfolio will bear the risk of market value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security.

REVERSE REPURCHASE AGREEMENTS. Reverse repurchase agreements involve the sale of a security by a Portfolio to another party (generally a bank or dealer) in return for cash and an agreement by the Portfolio to buy the security back at a specified price and time.

Reverse repurchase agreements will be used primarily to provide cash to satisfy unusually high redemption requests or for other temporary or emergency purposes. Reverse repurchase agreements are considered a form of borrowing by the Portfolio and, therefore, are a form of leverage. Leverage may cause any gains or losses of the Portfolio to be magnified.

RIGHTS AND WARRANTS.   Warrants basically are options to purchase equity
securities at specific prices valid for a specific period of time. Their prices do not necessarily move parallel to the prices of the underlying securities. Rights are similar to warrants, but normally have a short duration and are distributed directly by the issuer to its shareholders. Rights and warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer. These investments carry the risk that they may be worthless to the Portfolio at the time it may exercise its rights, due to the fact that the underlying securities have a market value less than the exercise price. Warrants also include Low Exercise Price Call Warrants or other structured securities for the purpose of gaining exposure to stocks in difficult to access foreign local markets.

SECURITIES LOANS. For purposes of realizing additional income, a Portfolio may lend securities to broker-dealers or institutional investors approved by the Board of Trustees of the Trust. All securities loans will be made pursuant to agreement requiring the loans to be continuously secured by collateral in cash or high grade debt obligations at least equal at all times to the market value of the loaned securities. The borrower pays to the Portfolio an amount equal to any dividends or interest received on loaned securities. The Portfolio retains all or a portion of the interest received on investment of cash collected or receives a fee from the borrower.

The risk in lending portfolio securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral, or in the recovery of the securities or possible loss of rights in their collateral should the borrower fail financially.

SHORT SALES. Short sales are sales of securities that the seller does not own. The seller must borrow the securities to make delivery to the buyer. A short sale may be uncollateralized or against-the-box. A short sale is "against-the-box" if at all times when the short position is open, the seller owns an equal amount of the securities sold short or securities convertible into, or exchanged without further consideration for, securities of the same issue as the securities sold short.

The price of securities purchased to replace borrowed securities sold short may be greater than proceeds received in the short sale resulting in a loss to the Portfolio.

STRUCTURED NOTES. A form of hybrid investment, structured notes are derivatives on which the amount of principal repayment and/or interest payments is based upon the movement of one or more factors. Structured notes are interests in entities organized and operated for the purpose of restructuring the investment characteristics of debt obligations. Structured notes are typically sold in private placement transactions, and there currently is no active trading market for structured notes.

Structured notes are also subject to credit risk and interest rate risk and can have volatile prices.

U.S. GOVERNMENT SECURITIES. U.S. Government securities include direct obligations of the U.S. Government that are supported by its full faith and credit, like Treasury bills and GNMA certificates. Treasury bills have initial maturities of less than one year, Treasury notes have initial maturities of one to ten years and Treasury bonds may be issued with any maturity but generally have maturities of at least ten years. U.S. Government securities also include indirect obligations of the U.S. Government that are issued by federal agencies and government-sponsored entities, like bonds and notes issued by the Federal Home Loan Bank and Fannie Mae. Unlike Treasury securities, agency securities generally are not backed by the full faith and credit of the U.S. Government. Some agency securities are supported by the right of the issuer to borrow from the Treasury, others are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations and others are supported only by the credit of the sponsoring agency.

U.S. Government securities are subject to interest rate risk. Credit risk is remote.

DEFENSIVE INVESTMENTS

Under adverse market or economic conditions, a Portfolio could invest for temporary defensive purposes some or all of its assets in money market securities or utilize other investment strategies that may be inconsistent with a Portfolio's principal investment strategy. Temporary defensive instruments generally include U.S. government securities, bank time deposits denominated in the currency of any major nation, commercial paper and repurchase agreements. The Adviser may also invest in these types of securities or hold cash while looking for suitable investment opportunities or to maintain liquidity. Although a Portfolio would employ these measures only in seeking to avoid losses, they could reduce the benefit from an upswing in the market or prevent the Portfolio from meeting its investment objective.

PORTFOLIO TURNOVER


The Portfolios' Advisers will sell a security when they believe it is appropriate to do so, regardless of how long a Portfolio has owned that security. Buying and selling securities generally involves some expense to a Portfolio, such as commissions paid to brokers and other transaction costs. Generally speaking, the higher a Portfolio's annual portfolio turnover rate, the greater its brokerage costs. Increased brokerage costs may adversely affect a Portfolio's performance. The Portfolios, with the exception of PIMCO Inflation Protected Bond Portfolio and Van Kampen Mid Cap Growth Portfolio generally intend to purchase securities for long-term investment and therefore will have a relatively low turnover rate. Annual turnover rate of 100% or more is considered high and will result in increased costs to the Portfolios. PIMCO Inflation Protected Bond Portfolio and Van Kampen Mid Cap Growth Portfolio generally will have annual turnover rates of 100% or more.


DOWNGRADES IN FIXED INCOME DEBT SECURITIES

Unless required by applicable law, the Portfolios are not required to sell or dispose of any debt security that either loses its rating or has its rating reduced after a Portfolio purchases the security.

MANAGEMENT

The Trust's Board of Trustees is responsible for managing the business affairs of the Trust. The Trustees meet periodically to review the affairs of the Trust and to establish certain guidelines which the Manager and Advisers are expected to follow in implementing the investment policies and objectives of the Trust. The Trustees also review the management of the Portfolios' assets by the Advisers. Information about the Trustees and executive officers of the Trust is contained in the SAI.

THE MANAGER


Met Investors Advisory, LLC (the "Manager"), 5 Park Plaza, Suite 1900, Irvine, California 92614, has overall responsibility for the general management and administration of all of the Portfolios. The Manager selects and pays the fees of the Advisers for each of the Trust's Portfolios and monitors each Adviser's investment program. The Manager is an affiliate of MetLife.


As compensation for its services to the Portfolios, the Manager receives monthly compensation at an annual rate of a percentage of the average daily net assets of each Portfolio. The management fees for each Portfolio are:


PORTFOLIO                                MANAGEMENT FEE
Met/AIM Small Cap Growth Portfolio       0.88% of first $500 million of such assets plus
                                         0.83% of such assets over $500 million
------------------------------------------------------------------------------------------------------
Dreman Small Cap Value Portfolio         0.800% of first $100 million of such assets plus
                                         0.775% of such assets over $100 million up to $500 million plus 0.750% of such assets over $500 million up to
                                         $1 billion plus 0.725% of such assets over $1 billion
------------------------------------------------------------------------------------------------------
Harris Oakmark International Portfolio   0.85% of first $100 million of such assets plus
                                         0.80% of such assets over $100 million up to $1 billion
                                         plus 0.75% of such assets over $1 billion
------------------------------------------------------------------------------------------------------
Lord Abbett Bond Debenture Portfolio     0.60% of first $250 million of such assets plus
                                         0.55% of such assets over $250 million up to $500 million
                                         plus 0.50% of such assets over $500 million up to $1 billion plus 0.45% of such assets over $1 billion
------------------------------------------------------------------------------------------------------
MFS(R) Research International Portfolio  0.80% of first $200 million of such assets plus
                                         0.75% of such assets over $200 million up to $500 million
                                         plus 0.70% of such assets over $500 million up to $1 billion plus 0.65% of such assets over $1 billion
------------------------------------------------------------------------------------------------------
PIMCO Inflation Protected Bond Portfolio 0.50% of first $1.2 billion of such assets plus 0.45% of such assets over $1.2 billion
------------------------------------------------------------------------------------------------------
Third Avenue Small Cap Value Portfolio   0.75% of first $1 billion of such assets plus
                                         0.70% of such assets over $1 billion
------------------------------------------------------------------------------------------------------
Van Kampen Mid Cap Growth Portfolio      0.70% of first $200 million of such assets plus
                                         0.65% of such assets over $200 million up to $500 million
                                         plus 0.625% of such assets over $500 million
------------------------------------------------------------------------------------------------------



A discussion regarding the basis of the decision of the Trust's Board of Trustees' to approve the Management Agreement with the Manager and the investment advisory agreements with the Advisers is available in each Portfolio's annual report.


EXPENSE LIMITATION AGREEMENT

In the interest of limiting expenses of certain Portfolios until April 30, 2009, the Manager has entered into an expense limitation agreement with the Trust ("Expense Limitation Agreement"). Pursuant to that Expense Limitation Agreement, the Manager has agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses of the Portfolios set forth below, other than interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, other extraordinary expenses not incurred in the ordinary course of each Portfolio's business and amounts payable pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act, are limited to the following respective expense ratios:


                                        TOTAL EXPENSES LIMITED TO
              PORTFOLIOS                (% OF DAILY NET ASSETS)
              Dreman Small Cap Value              1.10%
              Van Kampen Mid Cap Growth           0.90%



Each Portfolio may at a later date reimburse the Manager the management fees waived or limited and other expenses assumed and paid by the Manager pursuant to the Expense Limitation Agreement provided such Portfolio has reached a sufficient asset size to permit such reimbursement to be made without causing the total annual expense ratio of such Portfolio to exceed the percentage limits stated above. Consequently, no reimbursement by a Portfolio will be made unless: (i) the Portfolio's total annual expense ratio is less than the respective percentages stated above; and (ii) the payment of such reimbursement has been approved by the Trust's Board of Trustees.


The total amount of reimbursement to which the Manager may be entitled will equal, at any time, the sum of (i) all investment management fees previously waived or reduced by the Manager and (ii) all other payments previously remitted by the Manager to the Portfolio during any of the previous five fiscal years, less any reimbursement that the Portfolio has previously paid to the Manager with respect to (a) such investment management fees previously waived or reduced and (b) such other payments previously remitted by the Manager to the Portfolio.

THE ADVISERS

Under the terms of the agreements between each Adviser and the Manager, the Adviser will develop a plan for investing the assets of each Portfolio, select the assets to be purchased and sold by each Portfolio, select the broker-dealer or broker-dealers through which the Portfolio will buy and sell its assets, and negotiate the payment of commissions, if any, to those broker-dealers. Each Adviser follows the investment policies set by the Manager and the Board of Trustees for each of the Portfolios. Day-to-day management of the investments in each Portfolio is the responsibility of the Adviser's portfolio managers. The portfolio managers of each Portfolio are indicated below following a brief description of each Adviser. The SAI provides additional information about each committee member's or portfolio manager's compensation, other accounts managed and the person's ownership of securities in the Portfolio.

The Trust and the Manager have received an exemptive order from the Securities and Exchange Commission that permits the Manager, subject to certain conditions, and without the approval of shareholders to: (a) employ a new unaffiliated investment adviser for a Portfolio pursuant to the terms of a new investment advisory agreement, in each case either as a replacement for an existing Adviser or as an additional Adviser; (b) change the terms of any investment advisory agreement; and (c) continue the employment of an existing Adviser on the same advisory contract terms where a contract has been assigned because of a change in control of the Adviser. In such circumstances, shareholders would receive notice of such action, including the information concerning the new Adviser that normally is provided in a proxy statement.

The Manager pays each Adviser a fee based on the Portfolio's average daily net assets. No Portfolio is responsible for the fees paid to each of the Advisers.


INVESCO AIM CAPITAL MANAGEMENT, INC. ("AIM"), 11 Greenway Plaza, Suite 100, Houston, Texas 77046, is the Adviser to the Met/AIM Small Cap Growth Portfolio of the Trust. AIM has acted as an investment adviser since its organization in 1986. Today, AIM, together with its affiliates, advises or manages over 200 investment portfolios, including the Portfolio, encompassing a broad range of investment objectives. AIM is an indirect wholly owned subsidiary of AMVESCAP PLC, London, England. Total net assets under the management of AIM and its affiliates was approximately $149 billion as of December 31, 2007.


AIM uses a team approach to investment management. The members of the team who are primarily responsible for the day-to-day management of the Portfolio are:

  . JULIET S. ELLIS (lead manager), Senior Portfolio Manager, has been responsible for the Portfolio since 2004 and has been associated with AIM and/or its affiliates since 2004. From 2000 to 2004, she was Managing Director and from 1993 to 2004, she was a senior portfolio manager with JPMorgan Fleming Asset Management.

  . JUAN R. HARTSFIELD, Portfolio Manager, has been responsible for the Portfolio since 2004 and has been associated with AIM and/or its affiliates since 2004. From 2000 to 2004, he was a co-portfolio manager with JPMorgan Fleming Asset Management.

  . CLAY MANLEY, Portfolio Manager, has been responsible for the Portfolio since 2008 and has been with AIM and/or its affiliates since 2001.

  . They are assisted by the Small Cap Core/Growth Team which may be comprised of portfolio managers, research analysts and other investment professionals of AIM. Team members provide research support and make securities recommendations with respect to the Portfolio's holdings, but do not have day-to-day management responsibilities with respect to the Portfolio's holdings. Members of the Team may change from time to time.


DREMAN VALUE MANAGEMENT, LLC ("Dreman"), 520 East Cooper Avenue, Aspen, Colorado 81611 is the Adviser to the Dreman Small Cap Value Portfolio of the Trust. Dreman was founded in 1977 and managed over $18 billion in assets as of December 31, 2007.

  . Messrs. DAVID M. DREMAN, E. CLIFTON HOOVER, JR and MARK ROACH serve as Co-Portfolio Managers of the Portfolio. Mr. Dreman is the founder, Chairman and Chief Investment Officer of Dreman and has been with Dreman since its inception in 1997. Mr. Hoover is a Co-Chief Investment Officer, Co-Research Director and Portfolio Manager of Dreman's Large and Small Cap Value Strategies. Mr. Hoover joined Dreman in December 2006. Prior to that time, he was a Managing Director and Portfolio Manager at NFJ Investment Group since 1997. Mr. Roach is a Managing Director of Dreman and a Portfolio Manager of Mid-Cap and Small-Cap Products. Mr. Roach joined Dreman in November 2006. Prior to that time he was with Vaughn Nelson Investment Management since 2002 and has been in the investment management business since 1997.

PRIOR EXPERIENCE WITH COMPARABLE FUND

The Dreman Small Cap Value Portfolio and the DWS Dreman Small Cap Value Fund, (formerly Scudder Dreman Small Cap Value Fund) which is also advised by Dreman, have substantially similar investment objectives, policies, and strategies. Since the Portfolio commenced operations in 2005, it does not have a significant operating history. In order to provide you with information regarding the investment capabilities of Dreman, performance information regarding the DWS Dreman Small Cap Value Fund is presented. Management fees paid by the DWS Dreman Small Cap Value Fund are less than the fees paid by the Portfolio. If the same level of management fees charged to the Portfolio had been charged to the DWS Dreman Small Cap Value Fund, the average annual return during the periods would have been lower than the numbers set forth below. This result assumes that the current management fee paid by the DWS Dreman Small Cap Value Fund, as a percentage of average net assets, applied in all prior periods. Such performance information should not be relied upon as an indication of the future performance of the Portfolio because, among other things, the asset sizes and expenses of DWS Dreman Small Cap Value Fund and the Portfolio will vary.

The table below compares the DWS Dreman Small Cap Value Fund's average annual compounded total returns for the 1-, 5- and 10-year periods through 12/31/07 with the Russell 2000 Value Index, an unmanaged under which measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index. The calculations of total return assume the reinvestment of all dividends and capital gain distributions and the deduction of all recurring expenses that were charged to shareholder accounts. These figures do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower.



            Average Annual Total Return as of 12/31/07
------------------------------------------------------------------
                                             1 Year 5 Year 10 Year
-------------------------------------------- ------ ------ -------
Dreman Small Cap Value Fund (Class A shares)
 (Without Sales Charge)                       2.48% 20.00%  8.07%
Russell 2000 Value Index                     -9.78% 15.80%  9.06%




HARRIS ASSOCIATES L.P. ("Harris"), Two North La Salle Street, Suite 500, Chicago, Illinois 60602, is the Adviser to the Harris Oakmark International Portfolio of the Trust. Harris is a Delaware limited partnership organized in 1995. The general partnership interest in Harris is owned by Harris Associates Inc., which in turn is a wholly-owned subsidiary of Paris-based Natixis Global Asset Management L.P. Together with its predecessor, Harris has managed mutual funds since 1970 and manages more than $65.7 billion of assets as of December 31, 2007.

  . DAVID G. HERRO, CFA, Partner and Chief Investment Officer-International, and ROBERT A. TAYLOR, CFA, Partner and Director of International Research, manage the Portfolio. Mr. Herro joined Harris in 1992 as a portfolio manager and analyst. Mr. Taylor joined Harris in 1994 as an International Analyst.




LORD, ABBETT & CO. LLC ("Lord Abbett"), 90 Hudson Street, Jersey City, New Jersey 07302, is the Adviser to the Lord Abbett Bond Debenture Portfolio of the Trust. Founded in

1929, Lord Abbett manages one of the nation's oldest mutual fund complexes, with assets under management of approximately $110 billion in mutual funds and other advisory accounts as of December 31, 2007.



  . Lord Abbett uses a team of investment managers and analysts acting together to manage the Portfolio's investments. CHRISTOPHER J. TOWLE, Partner and Investment Manager of Lord Abbett, heads the team and is primarily responsible for the day-to-day management of the Portfolio. Mr. Towle joined Lord Abbett in 1987, is the holder of a Chartered Financial Analyst designation and has been in the investment business since 1980. He has been a member of the team since 1993.


MASSACHUSETTS FINANCIAL SERVICES COMPANY ("MFS"), 500 Boylston Street, Boston, Massachusetts 02116, is the Adviser to the MFS(R) Research International Portfolio of the Trust. MFS is America's oldest mutual fund organization. MFS is a subsidiary of Sun Life of Canada (U.S.) Financial Services Holdings, Inc., which in turn is an indirect majority-owned subsidiary of Sun Life Financial Inc. (a diversified financial services company). MFS and its predecessor organizations have a history of money management dating from 1924 and the founding of the first mutual fund, Massachusetts Investors Trust. Net assets under the management of the MFS organization were approximately $198 billion as of December 31, 2006.


  . The Portfolio is managed by a committee of research analysts under the general supervision of THOMAS MELENDEZ and JOSE LUIS GARCIA.


  . MR. MELENDEZ, an investment officer of MFS, joined MFS in 2002 as an associate portfolio manager with more than ten years experience, including three years as an Emerging Market Product Specialist for Schroders North America, two years as a General Manager for Schroders Argentina and three years as a Vice President, Latin American Fund Manager for Schroders Capital Management International, London.

  . MR. GARCIA, an investment officer of MFS and global equity research analyst, joined MFS in 2002. Prior to joining MFS, Mr. Garcia was Chief Executive Officer of Telefonica B2B in Mexico City for two years and for two years prior to that position, Principal of Texas Pacific Group.

PACIFIC INVESTMENT MANAGEMENT COMPANY LLC ("PIMCO"), 840 Newport Center Drive, Newport Beach, California 92660, is the Adviser to the PIMCO Inflation Protected Bond Portfolio of the Trust. PIMCO, a Delaware limited liability company, is a majority-owned subsidiary of Allianz Global Investors of America L.P. ("AGI LP"). Allianz SE is the indirect majority owner of AGI LP. Allianz SE is a European-based, multinational insurance and financial services holding company. As of December 31, 2007, PIMCO had approximately $746.3 billion in assets under management.

  . MIHIR WORAH is an Executive Vice President, portfolio manager, and member of the government and derivatives desk. He joined PIMCO in 2001 as a member of the analytics team and worked on term structure modeling and options pricing.


THIRD AVENUE MANAGEMENT LLC ("Third Avenue"), 622 Third Avenue, New York,
New York 10017, is the Adviser for the Third Avenue Small Cap Value Portfolio of the Trust. Third Avenue is an indirect, majority owned subsidiary of Affiliated Managers Group, Inc. Third

Avenue or its predecessor entity has been an investment adviser for mutual funds since its organization in 1986 and as of December 31, 2007 had over $27 billion in assets under management.

  . CURTIS JENSEN, Co-Portfolio Manager and Co-Chief Investment Officer of Third Avenue. Mr. Jensen has been employed by Third Avenue and its predecessor since 1995 as a portfolio manager and senior research analyst. He has been co-manager of the Third Avenue Small-Cap Value Fund since its inception and became sole manager of that Fund in May 2001.

  . IAN LAPEY, Co-Portfolio Manager. Mr. Lapey has been employed by Third Avenue and its predecessor since 2001 as a portfolio manager and senior research analyst. Prior to joining Third Avenue, Mr. Lapey was an equity research analyst with Credit Suisse First Boston from 1997 to 2001.

  . KATHLEEN CRAWFORD, Assistant Portfolio Manager, has been employed by Third Avenue since 2003 as a research analyst. Previously, Ms. Crawford was an equity research associate for Alliance Capital Management.


MORGAN STANLEY INVESTMENT MANAGEMENT, INC., doing business in certain instances (including in its role as Adviser to the Portfolio) under the name Van Kampen ("Van Kampen"), 522 Fifth Avenue, New York, New York 10036, is the Adviser to the Van Kampen Mid Cap Growth Portfolio of the Trust. Van Kampen is a direct wholly-owned subsidiary of Morgan Stanley. As of December 31, 2007, Van Kampen, together with its affiliated asset management companies, managed approximately $589.5 billion in assets.

     The Portfolio is managed by the Van Kampen U.S. Growth team. Current members of the team jointly and primarily responsible for the day-to-day management of the Portfolio are DENNIS LYNCH, DAVID COHEN and SAM CHAINANI each a Managing Director of Van Kampen, and ALEXANDER NORTON and JASON YEUNG, each an Executive Director of Van Kampen.

     Mr. Lynch has worked in an investment management capacity for Van Kampen since 1998. Mr. Cohen has worked in an investment management capacity for Van Kampen since 1993. Mr. Chainani has worked in an investment management capacity for Van Kampen since 1996. Mr. Norton has worked in an investment management capacity for Van Kampen since 2000. Mr. Yeung has worked in an investment management capacity for Van Kampen since 2002. Mr. Lynch is the lead manager of the Portfolio and Messrs. Cohen, Chainani, Norton and Yeung are co-portfolio managers. Members of the team collaborate to manage the assets of the Portfolio.

PRIOR PERFORMANCE OF COMPARABLE ACCOUNTS

Van Kampen began managing the Van Kampen Mid Cap Growth Portfolio in October, 2006. In order to provide you with information regarding the investment capabilities of Van Kampen, composite performance information regarding the Van Kampen Mid Cap Growth strategy is presented. The accounts in the Van Kampen Mid Cap Growth Composite have investment objectives, policies and strategies that are substantially similar to those of the Portfolio. The table below does not show you the performance of the Portfolio--it shows the performance of similar accounts managed by Van Kampen. As of December 31, 2007, the Van Kampen Mid Cap Growth Composite consisted of 23 accounts.

The table below compares the historical performance of the Van Kampen Mid Cap Growth Composite with the Russell Mid Cap Growth Index. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index. The calculations of total return assume the reinvestment of all dividends and capital gain distributions and the deduction of all recurring expenses that were charged to shareholder accounts. These figures do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower.



           Annual Total Returns
-------------------------------------------
               Van Kampen       Russell
             Mid Cap Growth  Mid Cap Growth
Year/Period Composite (%)(1)  Index (%)(2)
----------- ---------------- --------------
  2007            22.60           11.43
  2006             9.64           10.66
  2005            17.86           12.10
  2004            21.41           15.48
  2003            41.97           42.71
  2002(3)        -27.54          -24.97



       (1) This column shows performance after average advisory fees and operating expenses charged to the accounts in the composite have been deducted, including custody fees and other expenses normally paid by such accounts. The Portfolio's fees and expenses are generally expected to be higher than those reflected in this composite, which would reduce performance. The composite does not reflect the deduction of mutual fund sales loads, if applicable. If sales loads were reflected, the annual returns would have been lower.
       (2) The Russell Midcap Growth Index measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000 Growth index. Results include reinvested dividends.
       (3) The inception date of the composite was 1/31/02. Total returns and expenses are not annualized for the first year of operations.


DISTRIBUTION PLANS

Each Portfolio has adopted for its Class B and Class E shares a plan pursuant to Rule 12b-1 under the 1940 Act (the "Plan") and pursuant to the Plan, entered into a Distribution Agreement with MetLife Investors Distribution Company, located at 5 Park Plaza, Suite 1900, Irvine, California 92614. MetLife Investors Distribution Company is an affiliate of the Manager, and serves as principal underwriter for the Trust. The Plan permits the use of Trust assets to help finance the distribution of the shares of the Portfolios. Under the Plan, the Trust, on behalf of the Portfolios, is permitted to pay to various service providers up to 0.50% for Class B shares and up to 0.25% for Class E shares of the average daily net assets of each Portfolio allocated, as applicable, to Class B and Class E shares as payment for services rendered in connection with the distribution of the shares of the Portfolios. Currently, payments with respect to Class B shares and Class E shares are limited to 0.25% and 0.15%, respectively, of average net assets, which amount may be increased to the full Plan amount by the Trustees of the Trust without shareholder approval. Because these fees are paid out of Trust assets on an on-going basis, over time these costs will increase the cost of your investment and may cost you more than other types of sales charges.

YOUR INVESTMENT

SHAREHOLDER INFORMATION

The separate accounts of MetLife are the record owners of the Portfolios' shares. Any reference to the shareholder in this Prospectus technically refers to those separate accounts and not to you, the Contract owner. The legal rights of you, the Contract owner, are different from the legal rights of the record owner.

However, MetLife is required to solicit instructions from Contract owners when voting on shareholder issues. Any voting by MetLife as shareholder would therefore reflect the actual votes of Contract owners. Neither the Securities and Exchange Commission nor MetLife requires any specific minimum percentage of Contract owners to vote in order for MetLife to echo vote the remaining unvoted votes. MetLife seeks to obtain a reasonable level of turnout given the particular voting trend. MetLife may use various methods of encouraging Contract owners to vote, including additional solicitations. The practice of echo voting means that a minority of Contract owners may, in practice, determine whether an item passes or fails. Please see "Voting Rights" in the prospectus for the Contracts accompanying this Prospectus for more information on your voting rights.

DISCLOSURE OF PORTFOLIO HOLDINGS

Shares of the Trust are offered only to separate accounts of the Insurance Companies. The following information is generally made available on one or more of the Insurance Company websites (including www.metlifeinvestors.com): (i) the ten largest portfolio holdings of each Portfolio; (ii) unless the Adviser has objected, the percentage of the Portfolio's net assets that each of the portfolio holdings represents; and (iii) the percentage of the Portfolio's net assets that these holdings represent in the aggregate. Unless the Adviser has objected, this information is posted on the website as early as on or about the tenth business day following the calendar quarter and no later than on or about the first business day of the second month following the calendar quarter. The Trust may exclude any portion of these holdings from the posting when deemed in the best interest of the Trust. These postings generally remain until replaced by new postings as described above. For these purposes, a Portfolio's ten largest portfolio holdings are not considered to include swaps, futures, or forward currency transactions or transactions transmitted to the Trust's custodian after certain established cut-off times.

A description of the Portfolios' policies and procedures with respect to the disclosure of the Portfolios' portfolio securities is available in the SAI.

DIVIDENDS, DISTRIBUTIONS AND TAXES

DIVIDENDS AND DISTRIBUTIONS

Each Portfolio intends to distribute substantially all of its net investment income, if any. Each Portfolio distributes its dividends from its net investment income to MetLife's separate accounts at least once a year and not to you, the Contract owner. These distributions are in the form of additional shares and not cash. The result is that a Portfolio's investment performance, including the effect of dividends, is reflected in the cash value of the Contracts. Please see the Contract prospectus accompanying this Prospectus for more information.

All net realized long- or short-term capital gains of each Portfolio are also declared once a year and reinvested in the Portfolio.

TAXES

Please see the Contract prospectus accompanying this Prospectus for a discussion of the tax impact on you resulting from the income taxes the separate accounts owe as a result of their ownership of a Portfolio's shares and their receipt of dividends and capital gains.

Each Portfolio expects to qualify and to continue to qualify as a regulated investment company under Subchapter M of the Code. As qualified, a Portfolio is not subject to federal income tax on that part of its taxable income that it distributes to you. Taxable income consists generally of net investment income, and any capital gains. It is each Portfolio's intention to distribute all such income and gains.

Shares of each Portfolio are currently offered only to the separate accounts of MetLife. Separate accounts are insurance company separate accounts that fund life insurance policies and annuity contracts. Under the Code, an insurance company pays no tax with respect to income of a qualifying separate account when the income is properly allocable to the value of eligible variable annuity or variable life insurance contracts. For a discussion of the taxation of life insurance companies and the separate accounts, as well as the tax treatment of the policies and annuity contracts and the holders thereof, see the discussion of federal income tax considerations included in the prospectus for the Contracts.

Section 817(h) of the Code and the regulations thereunder impose "diversification" requirements on the assets underlying a Contract. Each Portfolio intends to maintain diversification which will allow each Contract to satisfy these requirements. These requirements are in addition to the diversification requirements imposed on each Portfolio by Subchapter M and the 1940 Act. Technically, the section 817(h) requirements provide that, with limited exceptions, as of the end of each calendar quarter or within thirty days thereafter no more than 55% of the assets underlying a Contract may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments, and no more than 90% by any four investments. For this purpose, an investment in a Portfolio is treated not as a single investment but as an investment in each asset owned by the Portfolio, so long as shares of the Portfolio are owned only by separate accounts of insurance companies, by qualified pension and retirement plans, and by a limited class of other investors. The Portfolios are and will be so owned. Thus so long as each Portfolio meets the section 817(h) diversification tests, each Contract will also meet those tests. See the prospectus for the Contracts.

The foregoing is only a summary of some of the important federal income tax considerations generally affecting a Portfolio and you; see the SAI for a more detailed discussion. You are urged to consult your tax advisers.

REPORT TO POLICYHOLDERS

The fiscal year of each Portfolio ends on December 31 of each year. The Trust will send to you, at least semi-annually, reports which show the Portfolios' composition and other information. An annual report, with audited information, will be sent to you each year.

SALES AND PURCHASES OF SHARES

The Trust does not sell its shares directly to the public. The Trust continuously sells Class A shares, Class B shares and Class E shares of the Portfolios, as applicable, only to the separate accounts of MetLife to fund Contracts. The Trust could also offer shares to other separate accounts of other insurers if approved by the Board of Trustees.

PURCHASE AND REDEMPTION OF SHARES

MetLife Investors Distribution Company is the principal underwriter and distributor of the Trust's shares. MetLife Investors Distribution Company places orders for the purchase or redemption of shares of each Portfolio based on, among other things, the amount of net Contract premiums or purchase payments transferred to the separate accounts, transfers to or from a separate account investment division and benefit payments to be effected on a given date pursuant to the terms of the Contract. Such orders are effected, without sales charge, at the net asset value per share for each Portfolio determined on that same date. The Trust reserves the right to reject or limit all or part of any purchase or exchange order for any reason.

The Portfolios are available as investment options under a number of different variable insurance products, many of which do not limit the number of transfers among the available underlying funds. A large number of transfers could raise transaction costs for a Portfolio and could require the Adviser to maintain increased cash reserves, which could harm performance in rising markets.

Shares of the Portfolios are sold and redeemed at their net asset value without the imposition of any sales commission or redemption charge. Class A shares are not subject to a Rule 12b-1 fee. Class B and Class E shares are subject to a Rule 12b-1 fee of 0.25% and 0.15%, respectively, of average daily net assets. (However, certain sales or other charges may apply to the Contract, as described in the Contract prospectus.) Under certain circumstances, redemption proceeds may be paid in securities or other property rather than in cash if the Manager determines it is in the best interests of the Trust.

MARKET TIMING

The Trust's Board of Trustees has adopted certain procedures, described below, to discourage certain types of trading in Portfolio shares that may be harmful to long-term investors, specifically (i) trading that is designed to exploit pricing inefficiencies and thereby dilute the returns of long-term investors; or (ii) frequent trading by an investor that generates sufficiently volatile cash flows to be disruptive to a portfolio manager's ability to manage a Portfolio's assets ((i) or (ii), "market timing"). The Trust is not intended for investment by market timers. The Trust does not knowingly accommodate market timing in any Portfolio and, to the Trust's knowledge, there are no arrangements currently in place that are designed to permit any contract owner to engage in market timing. As discussed above, the Trust reserves the right to reject or limit all or part of any purchase or exchange order for any reason.

The Trust requires that the insurance company separate accounts that invest in the Portfolios have in place policies and procedures reasonably designed to detect and deter market timing in the separate accounts by contract owners. In addition, the Manager monitors cash flows of certain Portfolios identified as presenting pricing inefficiencies that could potentially be ex-ploited by market timers, and, with respect to each Portfolio, conducts certain tests to help detect cash outflows or cash flow volatility that may be disruptive to a portfolio manager's ability to manage the Portfolio. If, based on such monitoring, the Manager believes (i) that a Portfolio's cash flows may reflect a pattern of market timing or (ii) that a Portfolio's cash flows may reflect frequent trading that is disruptive to the management of the Portfolio and it is appropriate given the context of the cash flow volatility (e.g., type of Portfolio, amount of assets), the Manager will refer the matter to the appropriate insurance company or companies.

Further, in accordance with Rule 22c-2 under the 1940 Act, the Trust has contracted with insurance separate accounts to enable it to request and receive information regarding transactions in the shares of the Trust's Portfolios and limit transactions that violate the Trust's policies on market timing.

If the Trust finds that any insurance company has in place inadequate policies and procedures, with respect to a particular separate account, to detect and deter market timing in Portfolio shares and there is evidence of market timing in that separate account, the Trust or any of its Portfolios may be discontinued as an investment option of that separate account. In such an event, all contract owners of such separate account would no longer be able to make new investments in the Trust or any of its Portfolios. The Trust reserves the right to modify this policy, including any procedures established from time to time to effectuate this policy, at any time without notice.

LIMITATIONS ON THE TRUST'S ABILITY TO DETECT AND DETER MARKET TIMING

The Portfolios are available as investment options under a number of different variable insurance products. Owners of these variable insurance products transfer value among sub-accounts of the insurance company separate accounts by contacting the insurance companies. The resulting purchases and redemptions of Portfolio shares are made through omnibus accounts of the insurance companies. The right of an owner of such a variable insurance product to transfer among sub-accounts is governed by a contract between the insurance company and such owner. Many of these contracts do not limit the number of transfers among the available underlying funds that a contract owner may make. The terms of these contracts, the presence of financial intermediaries (including the insurance companies) between the Trust and contract owners, the utilization of omnibus accounts by these intermediaries and other factors such as state insurance laws may limit the Trust's ability to detect and deter market timing. Multiple tiers of such financial intermediaries may further compound the Trust's difficulty in detecting and deterring such market timing activities.

RISKS ASSOCIATED WITH MARKET TIMING GENERALLY

While the Trust will try to detect and deter market timing by utilizing the procedures described above, these procedures may not be successful in identifying or deterring market timing. By realizing profits through short-term trading, contract owners that engage in market timing activities may dilute the value of shares held by long-term investors. Cashflow volatility resulting from frequent trading of Portfolio shares, especially involving large dollar amounts, may disrupt a portfolio manager's ability to manage the Portfolio's assets. Frequent trading may be disruptive if it makes it difficult for a Portfolio to implement its long-term investment strategies, for example by causing the Portfolio to maintain a higher level of its assets in cash to accommodate such frequent trading. Frequent trading may also be disruptive if it forces a Portfolio to sell portfolio securities at inopportune times to raise cash to accommodate such trading activity. In addition, frequent trading may cause a Portfolio to incur increased expenses. For example, as a result of such frequent trading, a Portfolio may be forced to liquidate investments and thereby incur increased brokerage costs and realization of taxable capital gains without attaining any investment advantage. All of these factors may adversely affect Portfolio performance.

Associated with an investment in a Portfolio that itself invests in securities that are, for example, thinly traded, traded infrequently, or relatively less liquid is the risk that the current market price for the securities may not accurately reflect current market values. A market timer may seek to engage in strategies designed to take advantage of these pricing differences ("price arbitrage") and thereby dilute the returns of long-term investors. Portfolios that may be adversely affected by price arbitrage include those Portfolios that significantly invest in small cap equity securities and in certain fixed-income securities, such as high yield bonds.

A Portfolio that invests significantly in foreign securities may be particularly susceptible to strategies designed to exploit pricing inefficiencies. This is because foreign securities are typically traded on markets that close well before the time a Portfolio calculates its net asset value (typically at 4:00 p.m. Eastern Time), which gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities. The time zone differences among international stock markets can allow a market timer engaging in certain strategies to exploit differences in Portfolio share prices that are based on closing prices of foreign securities established some time before the Portfolio calculates its own share price (a type of price arbitrage referred to as "time zone arbitrage"). As discussed more fully below, the Trust has procedures, referred to as fair value pricing, that allow the Trust to adjust closing market prices of foreign securities to reflect what is believed to be the fair value of those securities at the time a Portfolio calculates its net asset value. While there is no assurance, the Portfolios expect that the use of fair value pricing will reduce a market timer's ability to engage in time zone arbitrage to the detriment of Portfolio shareholders.

VALUATION OF SHARES

Each Portfolio's net asset value ("NAV") per share is ordinarily determined once daily, as of the close of the regular session of business on the New York Stock Exchange (NYSE) (usually at 4:00 p.m., Eastern Time), on each day the NYSE is open. To the extent that the Portfolio's assets are traded in other markets when the NYSE is closed, the value of the Portfolio's assets may be effected on days when the Trust is not open for business. In addition, trading in some of the Portfolio's assets may not occur when the Trust is open for business.

NAV of a Portfolio share is computed by dividing the value of the net assets of the Portfolio by the total number of shares outstanding in the Portfolio. Share prices for any transaction are those next calculated after receipt of an order.

Except for money market instruments maturing in 60 days or less and foreign securities as discussed below, securities held by the Portfolios are valued at market value. If market values are not readily available, or if available market quotations are not reliable, securities are priced at their fair value as determined by the Valuation Committee of the Trust's Board of Trustees using procedures approved by the Board of Trustees. The Portfolios may use fair value pricing if the value of a security has been materially affected by events occurring before the Portfolio's calculation of NAV but after the close of the primary markets on which the security is traded. The Portfolios may also use fair value pricing if reliable market quotations are unavailable due to infrequent trading or if trading in a particular security was halted during the day and did not resume prior to the Portfolios' calculation of NAV. The use of fair value pricing has the effect of valuing a security based upon the price a Portfolio might reasonably expect to receive if it sold that security but does not guarantee that the security can be sold at the fair value price. Further, because of the inherent uncertainty of fair valuation, a fair valuation price may differ significantly from the value that would have been used had a ready market for the investment existed, and these differences could be material. With respect to any portion of a Portfolio's assets that is invested in other open-end investment companies, that portion of the Portfolio's NAV is calculated based on the NAV of that investment company. The prospectus for the other investment company explains the circumstances and effects of fair value pricing for that investment company.

Each Portfolio has retained a third party pricing service to automatically fair value each of its investments that is traded principally on a foreign exchange or market, subject to adjustment by the Trust's Valuation Committee. The Valuation Committee will regularly monitor and review the services provided by the pricing service to the Portfolios and periodically report to the Board on the pricing services' performance.

Money market instruments maturing in 60 days or less are valued on the amortized cost basis.

FINANCIAL HIGHLIGHTS


The following financial highlights tables are intended to help you understand each Portfolio's Class A shares, Class B shares and Class E shares financial performance for the past 5 years (or for its period of operation in the case of Portfolios that have operated for less than 5 years). Certain information reflects financial results for a single Portfolio share. Total return in each table shows how much an investment in a Portfolio would have increased (or decreased) during each period (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, whose report is included in the Annual Report of each Portfolio, which are available upon request.


                                             MET/AIM SMALL CAP GROWTH PORTFOLIO

                                                         FOR THE YEARS ENDED DECEMBER 31,
                                                      ---------------------------------------
CLASS A                                               2007(A) 2006(A) 2005(A) 2004(A) 2003(A)
---------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                   $13.53  $13.66  $12.84  $12.03   $8.65
                                                      ------- ------- ------- ------- -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT LOSS                                    (0.06)  (0.08)  (0.07)  (0.09)  (0.08)
NET REALIZED AND UNREALIZED GAINS                        1.60    1.97    1.18    0.90    3.46
                                                      ------- ------- ------- ------- -------
TOTAL FROM INVESTMENT OPERATIONS                         1.54    1.89    1.11    0.81    3.38
                                                      ------- ------- ------- ------- -------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                       --      --      --      --      --
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS          (0.21)  (2.02)  (0.29)      --      --
                                                      ------- ------- ------- ------- -------
TOTAL DISTRIBUTIONS:                                   (0.21)  (2.02)  (0.29)      --      --
                                                      ------- ------- ------- ------- -------
NET ASSET VALUE, END OF PERIOD                         $14.86  $13.53  $13.66  $12.84  $12.03
                                                      ------- ------- ------- ------- -------
TOTAL RETURN                                           11.40%  13.91%   8.59%   6.73%  39.08%
                                                      ------- ------- ------- ------- -------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                $587.1  $329.3  $215.4   $92.5    $6.2
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES**                                              0.92%   0.97%   0.99%   1.03%   1.04%
NET INVESTMENT LOSS                                   (0.42)% (0.58)% (0.53)% (0.74)% (0.78)%
PORTFOLIO TURNOVER RATE                                 33.6%   56.4%   74.8%   94.9%   29.8%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                0.92%   0.98%  0.96%*  1.02%*   1.16%

--------------------------------------------------------------------------------
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
** Prior to 05/01/2003, broker rebates were excluded from the calculation of the expense limitation.
(a) Net investment loss per share was calculated using average shares outstanding.

  MET/AIM SMALL CAP GROWTH PORTFOLIO

                                                         FOR THE YEARS ENDED DECEMBER 31,
                                                      ---------------------------------------
CLASS B                                               2007(A) 2006(A) 2005(A) 2004(A) 2003(A)
---------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                   $13.39  $13.51  $12.74  $11.97   $8.62
                                                      ------- ------- ------- ------- -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT LOSS                                    (0.10)  (0.11)  (0.10)  (0.12)  (0.11)
NET REALIZED AND UNREALIZED GAINS                        1.58    2.01    1.16    0.89    3.46
                                                      ------- ------- ------- ------- -------
TOTAL FROM INVESTMENT OPERATIONS                         1.48    1.90    1.06    0.77    3.35
                                                      ------- ------- ------- ------- -------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                       --      --      --      --      --
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS          (0.21)  (2.02)  (0.29)      --      --
                                                      ------- ------- ------- ------- -------
TOTAL DISTRIBUTIONS:                                   (0.21)  (2.02)  (0.29)      --      --
                                                      ------- ------- ------- ------- -------
NET ASSET VALUE, END OF PERIOD                         $14.66  $13.39  $13.51  $12.74  $11.97
                                                      ------- ------- ------- ------- -------
TOTAL RETURN                                           11.07%  14.18%   8.27%   6.43%  38.86%
                                                      ------- ------- ------- ------- -------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                $292.0  $299.7  $297.1  $309.7  $206.3
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES**                                              1.16%   1.21%   1.25%   1.29%   1.30%
NET INVESTMENT LOSS                                   (0.69)% (0.83)% (0.80)% (1.03)% (1.04)%
PORTFOLIO TURNOVER RATE                                 33.6%   56.4%   74.8%   94.9%   29.8%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                1.17%   1.23%  1.20%*  1.23%*   1.36%

--------------------------------------------------------------------------------
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
** Prior to 05/01/2003, broker rebates were excluded from the calculation of the expense limitation.
(a) Net investment loss per share was calculated using average shares outstanding.

                                             MET/AIM SMALL CAP GROWTH PORTFOLIO

                                                         FOR THE YEARS ENDED DECEMBER 31,
                                                      ---------------------------------------
CLASS E                                               2007(A) 2006(A) 2005(A) 2004(A) 2003(A)
---------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                   $13.50  $13.60  $12.80  $12.01   $8.64
                                                      ------- ------- ------- ------- -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT LOSS                                    (0.09)  (0.10)  (0.09)  (0.11)  (0.10)
NET REALIZED AND UNREALIZED GAINS                        1.60    2.02    1.18    0.90    3.47
                                                      ------- ------- ------- ------- -------
TOTAL FROM INVESTMENT OPERATIONS                         1.51    1.92    1.09    0.79    3.37
                                                      ------- ------- ------- ------- -------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                       --      --      --      --      --
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS          (0.21)  (2.02)  (0.29)      --      --
                                                      ------- ------- ------- ------- -------
TOTAL DISTRIBUTIONS                                    (0.21)  (2.02)  (0.29)      --      --
                                                      ------- ------- ------- ------- -------
NET ASSET VALUE, END OF PERIOD                         $14.80  $13.50  $13.60  $12.80  $12.01
                                                      ------- ------- ------- ------- -------
TOTAL RETURN                                           11.20%  14.25%   8.46%   6.58%  39.00%
                                                      ------- ------- ------- ------- -------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                 $17.9   $15.4   $13.4   $12.4    $8.6
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES**                                              1.07%   1.11%   1.15%   1.18%   1.20%
NET INVESTMENT LOSS                                   (0.58)% (0.73)% (0.70)% (0.93)% (0.94)%
PORTFOLIO TURNOVER RATE                                 33.6%   56.4%   74.8%   94.9%   29.8%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                1.07%   1.13%  1.11%*  1.13%*   1.25%

--------------------------------------------------------------------------------
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
** Prior to 05/01/2003, broker rebates were excluded from the calculation of the expense limitation.
(a) Net investment loss per share was calculated using average shares outstanding.

  DREMAN SMALL CAP VALUE PORTFOLIO#



                                                                                 FOR THE PERIOD FROM
                                                             FOR THE YEARS ENDED     MAY 2, 2005
                                                               DECEMBER 31,        (COMMENCEMENT OF
                                                             -------------------    OPERATIONS) TO
                                                                                 DECEMBER 31, 2005(A)
CLASS A                                                      2007(A)    2006(A)  --------------------
---------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                           $13.77   $11.20          $10.00
                                                              --------  ------         -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                            0.12     0.13            0.07
NET REALIZED AND UNREALIZED GAINS (LOSSES)                     (0.25)     2.57            1.30
                                                              --------  ------         -------
TOTAL FROM INVESTMENT OPERATIONS                               (0.13)     2.70            1.37
                                                              --------  ------         -------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                               --   (0.06)          (0.05)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS                  (0.07)   (0.07)          (0.12)
                                                              --------  ------         -------
TOTAL DISTRIBUTIONS                                            (0.07)   (0.13)          (0.17)
                                                              --------  ------         -------
NET ASSET VALUE, END OF PERIOD                                 $13.57   $13.77          $11.20
                                                              --------  ------         -------
TOTAL RETURN                                                  (0.97)%   24.23%         13.56%+
                                                              --------  ------         -------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                        $225.2    $83.6            $5.0
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                        0.92%    1.10%         1.10%++
NET INVESTMENT INCOME                                           0.89%    0.99%         0.86%++
PORTFOLIO TURNOVER RATE                                         69.6%    62.0%          55.0%+
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS BEFORE
REIMBURSEMENT BY THE MANAGER AND BROKER REBATES:             0.95%(b)    1.40%         3.83%++

--------------------------------------------------------------------------------

# On May 1, 2006, the Portfolio received, through a plan of reorganization, all of the assets and assumed the liabilities of the Style Focus Series:
    Small Cap Value Portfolio, a portfolio of The Travelers Series Trust, that followed the same investment objective as the Portfolio. The information for the period prior to May 1, 2006 is that of the predecessor Style Focus
    Series: Small Cap Value Portfolio.
+   Non-annualized
++  Annualized
(a) Net investment income per share was calculated using average shares outstanding.
(b) Excludes effect of deferred expense reimbursement.

                                         HARRIS OAKMARK INTERNATIONAL PORTFOLIO

                                                           FOR THE YEARS ENDED DECEMBER 31,
                                                      -------------------------------------------
CLASS A                                               2007(A)  2006(A)  2005(A)  2004(A)  2003(A)
-------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                    $19.03   $16.23 $14.36     $11.89  $8.89
                                                      -------- -------- ------  --------- ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                     0.33     0.31   0.21       0.04   0.08
NET REALIZED AND UNREALIZED GAINS (LOSSES)              (0.35)     4.20   1.87       2.43   3.06
                                                      -------- -------- ------  --------- ------
TOTAL FROM INVESTMENT OPERATIONS                        (0.02)     4.51   2.08       2.47   3.14
                                                      -------- -------- ------  --------- ------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                    (0.18)   (0.49) (0.02)  (0.00)(b) (0.11)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS           (1.56)   (1.22) (0.19)         -- (0.03)
                                                      -------- -------- ------  --------- ------
TOTAL DISTRIBUTIONS                                     (1.74)   (1.71) (0.21)  (0.00)(b) (0.14)
                                                      -------- -------- ------  --------- ------
NET ASSET VALUE, END OF PERIOD                          $17.27   $19.03 $16.23     $14.36 $11.89
                                                      -------- -------- ------  --------- ------
TOTAL RETURN                                           (0.86)%   29.20% 14.48%     20.80% 35.36%
                                                      -------- -------- ------  --------- ------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)               $1,458.3 $1,037.0 $644.5     $276.4   $8.4
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES**                                               0.86%    0.97%  0.94%      1.04%  1.16%
NET INVESTMENT INCOME                                    1.76%    1.77%  1.37%      0.32%  0.80%
PORTFOLIO TURNOVER RATE                                  49.6%    45.9%  11.5%      11.3%  22.1%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                 0.86%    0.98%  0.96%     1.03%* 1.21%*
RATIO OF EXPENSES TO AVERAGE NET ASSETS AFTER BROKER
REBATES**:                                                 N/A      N/A    N/A        N/A  1.15%

--------------------------------------------------------------------------------
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
** Prior to 05/01/2003, broker rebates were excluded from the calculation of the expense limitation.
N/A Not applicable
(a) Net investment income per share was calculated using average shares outstanding.
(b) Rounds to less than $0.005 per share.

  HARRIS OAKMARK INTERNATIONAL PORTFOLIO

                                                         FOR THE YEARS ENDED DECEMBER 31,
                                                      ---------------------------------------
CLASS B                                               2007(A) 2006(A) 2005(A) 2004(A) 2003(A)
---------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                   $18.87 $16.11  $14.27  $11.84   $8.87
                                                      ------- ------  ------  ------  ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                    0.30   0.26    0.17    0.16    0.02
NET REALIZED AND UNREALIZED GAINS (LOSSES)             (0.36)   4.17    1.86    2.27    3.08
                                                      ------- ------  ------  ------  ------
TOTAL FROM INVESTMENT OPERATIONS                       (0.06)   4.43    2.03    2.43    3.10
                                                      ------- ------  ------  ------  ------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                   (0.16) (0.45)      --      --  (0.10)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS          (1.56) (1.22)  (0.19)      --  (0.03)
                                                      ------- ------  ------  ------  ------
TOTAL DISTRIBUTIONS                                    (1.72) (1.67)  (0.19)      --  (0.13)
                                                      ------- ------  ------  ------  ------
NET ASSET VALUE, END OF PERIOD                         $17.09 $18.87  $16.11  $14.27  $11.84
                                                      ------- ------  ------  ------  ------
TOTAL RETURN                                          (1.12)% 28.85%  14.24%  20.52%  34.96%
                                                      ------- ------  ------  ------  ------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                $862.6 $856.2  $554.3  $483.9  $288.0
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES**                                              1.10%  1.22%   1.19%   1.23%   1.43%
NET INVESTMENT INCOME                                   1.60%  1.49%   1.11%   1.27%   0.17%
PORTFOLIO TURNOVER RATE                                 49.6%  45.9%   11.5%   11.3%   22.1%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                1.10%  1.23%   1.20%  1.22%*  1.33%*
RATIO OF EXPENSES TO AVERAGE NET ASSETS AFTER BROKER
REBATES:**                                                N/A    N/A     N/A     N/A   1.43%

--------------------------------------------------------------------------------
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
** Prior to 05/01/2003, broker rebates were excluded from the calculation of the expense limitation.
N/A Not applicable
(a) Net investment income per share was calculated using average shares outstanding.

                                         HARRIS OAKMARK INTERNATIONAL PORTFOLIO

                                                          FOR THE YEARS ENDED DECEMBER 31,
                                                      -----------------------------------------
CLASS E                                               2007(A) 2006(A) 2005(A)  2004(A)  2003(A)
-----------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                   $18.91 $16.14  $14.30     $11.85  $8.87
                                                      ------- ------  ------  --------- ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                    0.33   0.27    0.19       0.17   0.03
NET REALIZED AND UNREALIZED GAINS (LOSSES)             (0.37)   4.18    1.85       2.28   3.08
                                                      ------- ------  ------  --------- ------
TOTAL FROM INVESTMENT OPERATIONS                       (0.04)   4.45    2.04       2.45   3.11
                                                      ------- ------  ------  --------- ------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                   (0.17) (0.46)  (0.01)  (0.00)(b) (0.10)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS          (1.56) (1.22)  (0.19)         -- (0.03)
                                                      ------- ------  ------  --------- ------
TOTAL DISTRIBUTIONS                                    (1.73) (1.68)  (0.20)  (0.00)(b) (0.13)
                                                      ------- ------  ------  --------- ------
NET ASSET VALUE, END OF PERIOD                         $17.14 $18.91  $16.14     $14.30 $11.85
                                                      ------- ------  ------  --------- ------
TOTAL RETURN                                          (1.00)% 28.98%  14.27%     20.69% 35.14%
                                                      ------- ------  ------  --------- ------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                $198.8 $221.0  $130.4      $75.5  $23.6
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES**                                              1.00%  1.13%   1.09%      1.14%  1.33%
NET INVESTMENT INCOME                                   1.75%  1.54%   1.25%      1.31%  0.24%
PORTFOLIO TURNOVER RATE                                 49.6%  45.9%   11.5%      11.3%  22.1%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                1.00%  1.13%   1.10%     1.12%* 1.24%*
RATIO OF EXPENSES TO AVERAGE NET ASSETS AFTER BROKER
REBATES**:                                                N/A    N/A     N/A        N/A  1.33%

--------------------------------------------------------------------------------
* Excludes effect of deferred expense reimbursement by the Portfolio Manager. ** Prior to 05/01/2003, broker rebates were excluded from the calculation of the expense limitation.
N/A Not applicable

(a) Net investment income per share was calculated using average shares outstanding.

(b) Rounds to less than $0.005 per share.

  LORD ABBETT BOND DEBENTURE PORTFOLIO


                                                   FOR THE YEARS ENDED DECEMBER 31,
                                               -----------------------------------------
CLASS A                                        2007(A)  2006(A)  2005(A) 2004(A) 2003(A)
----------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD             $12.51   $12.28 $12.63  $12.04  $10.24
                                               -------- -------- ------  ------  ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                              0.77     0.71   0.75    0.70    0.73
NET REALIZED AND UNREALIZED GAINS (LOSSES)         0.07     0.39 (0.52)    0.31    1.27
                                               -------- -------- ------  ------  ------
TOTAL FROM INVESTMENT OPERATIONS                   0.84     1.10   0.23    1.01    2.00
                                               -------- -------- ------  ------  ------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME             (0.70)   (0.87) (0.58)  (0.42)  (0.20)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS    (0.02)       --     --      --      --
                                               -------- -------- ------  ------  ------
TOTAL DISTRIBUTIONS                              (0.72)   (0.87) (0.58)  (0.42)  (0.20)
                                               -------- -------- ------  ------  ------
NET ASSET VALUE, END OF PERIOD                   $12.63   $12.51 $12.28  $12.63  $12.04
                                               -------- -------- ------  ------  ------
TOTAL RETURN                                      6.85%    9.35%  1.81%   8.43%  19.52%
                                               -------- -------- ------  ------  ------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)        $1,228.9 $1,059.0 $856.4  $520.3  $234.6
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES**                                        0.53%    0.56%  0.56%   0.63%   0.70%
NET INVESTMENT INCOME                             6.11%    5.85%  5.92%   5.65%   6.52%
PORTFOLIO TURNOVER RATE                           36.0%    36.7%  42.1%   39.8%   36.9%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE
NET ASSETS BEFORE REIMBURSEMENT BY MANAGER AND
BROKER REBATES:                                  0.54%*      N/A    N/A     N/A  0.67%*

--------------------------------------------------------------------------------
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
** Prior to 05/01/2003, broker rebates were excluded from the calculation of the expense limitation.
N/A Not applicable
(a) Net investment income per share was calculated using average shares outstanding.

                                           LORD ABBETT BOND DEBENTURE PORTFOLIO


                                                         FOR THE YEARS ENDED DECEMBER 31,
                                                      ---------------------------------------
CLASS B                                               2007(A) 2006(A) 2005(A) 2004(A) 2003(A)
---------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                  $12.43  $12.19  $12.54  $11.97  $10.21
                                                      ------  ------  ------  ------  ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                   0.73    0.67    0.71    0.69    0.69
NET REALIZED AND UNREALIZED GAINS (LOSSES)              0.07    0.40  (0.52)    0.29    1.46
                                                      ------  ------  ------  ------  ------
TOTAL FROM INVESTMENT OPERATIONS                        0.80    1.07    0.19    0.98    2.15
                                                      ------  ------  ------  ------  ------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                  (0.67)  (0.83)  (0.54)  (0.41)  (0.20)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS         (0.02)      --      --      --  (0.19)
                                                      ------  ------  ------  ------  ------
TOTAL DISTRIBUTIONS                                   (0.69)  (0.83)  (0.54)  (0.41)  (0.39)
                                                      ------  ------  ------  ------  ------
NET ASSET VALUE, END OF PERIOD                        $12.54  $12.43  $12.19  $12.54  $11.97
                                                      ------  ------  ------  ------  ------
TOTAL RETURN                                           6.55%   9.15%   1.49%   8.17%  19.15%
                                                      ------  ------  ------  ------  ------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)               $800.6  $765.9  $704.5  $776.0  $758.2
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES**                                             0.78%   0.81%   0.81%   0.88%   0.96%
NET INVESTMENT INCOME                                  5.85%   5.59%   5.65%   5.61%   6.11%
PORTFOLIO TURNOVER RATE                                36.0%   36.7%   42.1%   39.8%   36.9%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                              0.78%*     N/A     N/A     N/A  0.91%*

--------------------------------------------------------------------------------
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
** Prior to 05/01/2003, broker rebates were excluded from the calculation of the expense limitation.
N/A Not applicable
(a) Net investment income per share was calculated using average shares outstanding.

  LORD ABBETT BOND DEBENTURE PORTFOLIO


                                                         FOR THE YEARS ENDED DECEMBER 31,
                                                      ---------------------------------------
CLASS E                                               2007(A) 2006(A) 2005(A) 2004(A) 2003(A)
---------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                  $12.44  $12.21  $12.57  $12.00  $10.22
                                                      ------  ------  ------  ------  ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                   0.74    0.69    0.72    0.70    0.70
NET REALIZED AND UNREALIZED GAINS (LOSSES)              0.08    0.38  (0.52)    0.29    1.28
                                                      ------  ------  ------  ------  ------
TOTAL FROM INVESTMENT OPERATIONS                        0.82    1.07    0.20    0.99    1.98
                                                      ------  ------  ------  ------  ------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                  (0.68)  (0.84)  (0.56)  (0.42)  (0.20)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS         (0.02)      --      --      --      --
                                                      ------  ------  ------  ------  ------
TOTAL DISTRIBUTIONS                                   (0.70)  (0.84)  (0.56)  (0.42)  (0.20)
                                                      ------  ------  ------  ------  ------
NET ASSET VALUE, END OF PERIOD                        $12.56  $12.44  $12.21  $12.57  $12.00
                                                      ------  ------  ------  ------  ------
TOTAL RETURN                                           6.73%   9.18%   1.60%   8.24%  19.35%
                                                      ------  ------  ------  ------  ------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                $37.8   $37.1   $35.1   $35.2   $22.8
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES**                                             0.68%   0.71%   0.71%   0.78%   0.86%
NET INVESTMENT INCOME                                  5.95%   5.69%   5.76%   5.67%   6.10%
PORTFOLIO TURNOVER RATE                                36.0%   36.7%   42.1%   39.8%   36.9%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                              0.68%*     N/A     N/A     N/A  0.81%*

--------------------------------------------------------------------------------
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
** Prior to 05/01/2003, broker rebates were excluded from the calculation of the expense limitation.
N/A Not applicable.
(a) Net investment income per share was calculated using average shares outstanding.

                                        MFS(R) RESEARCH INTERNATIONAL PORTFOLIO

                                                         FOR THE YEARS ENDED DECEMBER 31,
                                                      ---------------------------------------
CLASS A                                               2007(A) 2006(A) 2005(A) 2004(A) 2003(A)
---------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                  $15.04  $13.00  $11.72   $9.81   $7.49
                                                      ------  ------  ------  ------  ------
INCOME FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                   0.22    0.19    0.14    0.08    0.06
NET REALIZED AND UNREALIZED GAINS                       1.68    3.17    1.83    1.85    2.34
                                                      ------  ------  ------  ------  ------
TOTAL FROM INVESTMENT OPERATIONS                        1.90    3.36    1.97    1.93    2.40
                                                      ------  ------  ------  ------  ------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                  (0.24)  (0.27)  (0.07)      --  (0.08)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS         (2.27)  (1.05)  (0.62)  (0.02)      --
                                                      ------  ------  ------  ------  ------
TOTAL DISTRIBUTIONS                                   (2.51)  (1.32)  (0.69)  (0.02)  (0.08)
                                                      ------  ------  ------  ------  ------
NET ASSET VALUE, END OF PERIOD                        $14.43  $15.04  $13.00  $11.72   $9.81
                                                      ------  ------  ------  ------  ------
TOTAL RETURN                                          13.60%  26.91%  16.77%  19.72%  32.20%
                                                      ------  ------  ------  ------  ------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)               $959.1  $706.0  $624.2  $304.0   $67.3
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES**                                             0.79%   0.94%   0.93%   1.06%   1.09%
NET INVESTMENT INCOME                                  1.54%   1.34%   1.18%   0.75%   0.68%
PORTFOLIO TURNOVER RATE                                65.5%  104.1%   84.5%   98.5%   99.0%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                               0.79%   0.95%  0.93%*  0.94%*   1.11%
RATIO OF EXPENSES TO AVERAGE NET ASSETS AFTER BROKER
REBATES**:                                               N/A     N/A     N/A     N/A   1.09%

--------------------------------------------------------------------------------
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
** Prior to 05/01/2003, broker rebates were excluded from the calculation of the expense limitation.
N/A Not applicable
(a) Net investment income per share was calculated using average shares outstanding.

  MFS(R) RESEARCH INTERNATIONAL PORTFOLIO

                                                         FOR THE YEARS ENDED DECEMBER 31,
                                                      ---------------------------------------
CLASS B                                               2007(A) 2006(A) 2005(A) 2004(A) 2003(A)
---------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                  $14.95  $12.94  $11.68   $9.79   $7.47
                                                      ------  ------  ------  ------  ------
INCOME FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                   0.19    0.15    0.11    0.05    0.05
NET REALIZED AND UNREALIZED GAINS                       1.65    3.15    1.81    1.86    2.33
                                                      ------  ------  ------  ------  ------
TOTAL FROM INVESTMENT OPERATIONS                        1.84    3.30    1.92    1.91    2.38
                                                      ------  ------  ------  ------  ------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                  (0.20)  (0.24)  (0.04)      --  (0.06)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS         (2.27)  (1.05)  (0.62)  (0.02)      --
                                                      ------  ------  ------  ------  ------
TOTAL DISTRIBUTIONS                                   (2.47)  (1.29)  (0.66)  (0.02)  (0.06)
                                                      ------  ------  ------  ------  ------
NET ASSET VALUE, END OF PERIOD                        $14.32  $14.95  $12.94  $11.68   $9.79
                                                      ------  ------  ------  ------  ------
TOTAL RETURN                                          13.29%  26.56%  16.42%  19.56%  32.04%
                                                      ------  ------  ------  ------  ------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)               $842.8  $623.0  $443.5  $396.0  $186.0
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES**                                             1.04%   1.19%   1.19%   1.32%   1.33%
NET INVESTMENT INCOME                                  1.31%   1.12%   0.90%   0.47%   0.56%
PORTFOLIO TURNOVER RATE                                65.5%  104.1%   84.5%   98.5%   99.0%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                               1.04%   1.20%  1.19%*  1.18%*   1.39%
RATIO OF EXPENSES TO AVERAGE NET ASSETS AFTER BROKER
REBATES**:                                               N/A     N/A     N/A     N/A   1.33%

--------------------------------------------------------------------------------
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
** Prior to 05/01/2003, broker rebates were excluded from the calculation of the expense limitation.
N/A Not applicable
(a) Net investment income per share was calculated using average shares outstanding.

                                        MFS(R) RESEARCH INTERNATIONAL PORTFOLIO

                                                         FOR THE YEARS ENDED DECEMBER 31,
                                                      ---------------------------------------
CLASS E                                               2007(A) 2006(A) 2005(A) 2004(A) 2003(A)
---------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                  $14.99  $12.96  $11.70   $9.80   $7.48
                                                      ------  ------  ------  ------  ------
INCOME FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                   0.20    0.16    0.13    0.07    0.05
NET REALIZED AND UNREALIZED GAINS                       1.66    3.17    1.81    1.85    2.34
                                                      ------  ------  ------  ------  ------
TOTAL FROM INVESTMENT OPERATIONS                        1.86    3.33    1.94    1.92    2.39
                                                      ------  ------  ------  ------  ------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                  (0.22)  (0.25)  (0.06)      --  (0.07)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS         (2.27)  (1.05)  (0.62)  (0.02)      --
                                                      ------  ------  ------  ------  ------
TOTAL DISTRIBUTIONS                                   (2.49)  (1.30)  (0.68)  (0.02)  (0.07)
                                                      ------  ------  ------  ------  ------
NET ASSET VALUE, END OF PERIOD                        $14.36  $14.99  $12.96  $11.70   $9.80
                                                      ------  ------  ------  ------  ------
TOTAL RETURN                                          13.38%  26.79%  16.52%  19.64%  32.09%
                                                      ------  ------  ------  ------  ------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                $32.6   $26.7   $14.6   $11.3    $6.9
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES**                                             0.94%   1.09%   1.09%   1.22%   1.23%
NET INVESTMENT INCOME                                  1.41%   1.18%   1.07%   0.72%   0.59%
PORTFOLIO TURNOVER RATE                                65.5%  104.1%   84.5%   98.5%   99.0%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                               0.94%   1.10%   1.09%*  1.09%*  1.28%
RATIO OF EXPENSES TO AVERAGE NET ASSETS AFTER BROKER
REBATES**:                                               N/A     N/A     N/A     N/A   1.23%

--------------------------------------------------------------------------------
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
** Prior to 05/01/2003, broker rebates were excluded from the calculation of the expense limitation.
N/A Not applicable
(a) Net investment income per share was calculated using average shares outstanding.

  PIMCO INFLATION PROTECTED BOND PORTFOLIO

                                                                               FOR THE PERIOD FROM
                                                                                   MAY 1, 2003
                                                                                 (COMMENCEMENT OF
                                            FOR THE YEARS ENDED DECEMBER 31,      OPERATIONS) TO
                                           ----------------------------------- DECEMBER 31, 2003(A)
CLASS A                                     2007(A)  2006(A) 2005(A)  2004(A)  --------------------
-------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD          $10.08 $10.78    $10.64   $10.29         $10.00
                                           --------- ------  -------- --------       --------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                           0.49   0.43      0.31     0.16           0.07
NET REALIZED AND UNREALIZED GAINS (LOSSES)      0.65 (0.40)    (0.15)     0.81           0.47
                                           --------- ------  -------- --------       --------
TOTAL FROM INVESTMENT OPERATIONS                1.14   0.03      0.16     0.97           0.54
                                           --------- ------  -------- --------       --------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME          (0.24) (0.43)        --   (0.11)         (0.04)
DISTRIBUTIONS FROM NET REALIZED CAPITAL           -- (0.30)    (0.02)   (0.51)         (0.21)
GAINS                                      --------- ------  -------- --------       --------
TOTAL DISTRIBUTIONS                           (0.24) (0.73)    (0.02)   (0.62)         (0.25)
                                           --------- ------  -------- --------       --------
NET ASSET VALUE, END OF PERIOD                $10.98 $10.08    $10.78   $10.64         $10.29
                                           --------- ------  -------- --------       --------
TOTAL RETURN                                  11.08%  0.65%     1.48%    9.41%        5.47%++
                                           --------- ------  -------- --------       --------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)       $857.5 $885.5    $585.8   $331.3           $1.1
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                       0.55%  0.58%     0.55%    0.62%         0.70%+
NET INVESTMENT INCOME                          4.78%  4.21%     2.85%    1.39%         0.72%+
PORTFOLIO TURNOVER RATE                    885.7%(b) 851.3%  1,228.7% 1,173.9%       935.0%++
(1) RATIO OF OPERATING EXPENSES TO AVERAGE
NET ASSETS BEFORE REIMBURSEMENT BY THE
MANAGER AND BROKER REBATES:                    0.55%  0.58%       N/A      N/A         0.74%+

--------------------------------------------------------------------------------
+  Annualized
++ Non-annualized
N/A Not applicable
(a) Net investment income per share was calculated using average shares outstanding.
(b) Excludes TBA securities.

                                       PIMCO INFLATION PROTECTED BOND PORTFOLIO

                                                                               FOR THE PERIOD FROM
                                                                                   MAY 1, 2003
                                                                                 (COMMENCEMENT OF
                                            FOR THE YEARS ENDED DECEMBER 31,      OPERATIONS) TO
                                           ----------------------------------- DECEMBER 31, 2003(A)
CLASS B                                     2007(A)  2006(A) 2005(A)  2004(A)  --------------------
-------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD          $10.06 $10.76    $10.63   $10.29        $10.00
                                           --------- ------  -------- --------       -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                           0.46   0.40      0.27     0.08          0.07
NET REALIZED AND UNREALIZED GAINS (LOSSES)      0.66 (0.41)    (0.12)     0.84          0.46
                                           --------- ------  -------- --------       -------
TOTAL FROM INVESTMENT OPERATIONS                1.12 (0.01)      0.15     0.92          0.53
                                           --------- ------  -------- --------       -------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME          (0.22) (0.39)        --   (0.07)        (0.03)
DISTRIBUTIONS FROM NET REALIZED CAPITAL           -- (0.30)    (0.02)   (0.51)        (0.21)
GAINS                                      --------- ------  -------- --------       -------
TOTAL DISTRIBUTIONS                           (0.22) (0.69)    (0.02)   (0.58)        (0.24)
                                           --------- ------  -------- --------       -------
NET ASSET VALUE, END OF PERIOD                $10.96 $10.06    $10.76   $10.63        $10.29
                                           --------- ------  -------- --------       -------
TOTAL RETURN                                  10.80%  0.39%     1.39%    8.99%        5.35%+
                                           --------- ------  -------- --------       -------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)       $401.6 $367.0    $385.4   $502.3        $366.2
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                       0.80%  0.82%     0.80%    0.81%       0.84%++
NET INVESTMENT INCOME                          4.52%  3.93%     2.52%    0.73%       0.64%++
PORTFOLIO TURNOVER RATE                    885.7%(b) 851.3%  1,228.7% 1,173.9%       935.0%+
(1) RATIO OF OPERATING EXPENSES TO AVERAGE
NET ASSETS BEFORE REIMBURSEMENT BY THE
MANAGER AND BROKER REBATES:                    0.80%  0.82%       N/A      N/A       0.84%++

--------------------------------------------------------------------------------
+  Non-annualized
++ Annualized
N/A Not applicable
(a) Net investment income per share was calculated using average shares outstanding.
(b) Excludes TBA securities.

  PIMCO INFLATION PROTECTED BOND PORTFOLIO

                                                                                     FOR THE PERIOD
                                                                                      MAY 1, 2006
                                                                                    (COMMENCEMENT OF
                                                              FOR THE YEAR ENDED     OPERATIONS) TO
CLASS E                                                      DECEMBER 31, 2007(A) DECEMBER 31, 2006(A)
------------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                                 $10.06               $9.92
                                                                  ---------             -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                                  0.48                0.29
NET REALIZED AND UNREALIZED GAINS (LOSSES)                             0.65              (0.15)
                                                                  ---------             -------
TOTAL FROM INVESTMENT OPERATIONS                                       1.13                0.14
                                                                  ---------             -------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                                 (0.23)                  --
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS                            --                  --
                                                                  ---------             -------
TOTAL DISTRIBUTIONS                                                  (0.23)                  --
                                                                  ---------             -------
NET ASSET VALUE, END OF PERIOD                                       $10.96              $10.06
                                                                  ---------             -------
TOTAL RETURN                                                         10.93%              1.41%+
                                                                  ---------             -------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                                $7.3                $3.3
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                              0.71%             0.75%++
NET INVESTMENT INCOME                                                 4.63%             4.23%++
PORTFOLIO TURNOVER RATE                                           885.7%(b)             851.3%+
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS BEFORE
REIMBURSEMENT BY THE MANAGER AND BROKER REBATES:                      0.71%             0.75%++

--------------------------------------------------------------------------------
+  Non-annualized
++ Annualized
(a) Net investment income per share was calculated using average shares outstanding.
(b) Excludes TBA securities.

                                         THIRD AVENUE SMALL CAP VALUE PORTFOLIO

                                                          FOR THE YEARS ENDED DECEMBER 31,
                                                      ----------------------------------------
CLASS A                                               2007(A)  2006(A) 2005(A) 2004(A) 2003(A)
----------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                    $17.48 $16.61  $14.38  $11.62   $8.29
                                                      -------- ------  ------  ------  ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                     0.17   0.27    0.14    0.16    0.05
NET REALIZED AND UNREALIZED GAINS (LOSSES)              (0.54)   1.89    2.13    2.96    3.39
                                                      -------- ------  ------  ------  ------
TOTAL FROM INVESTMENT OPERATIONS                        (0.37)   2.16    2.27    3.12    3.44
                                                      -------- ------  ------  ------  ------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                    (0.21) (0.11)      --  (0.08)  (0.04)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS           (1.15) (1.18)  (0.04)  (0.28)  (0.07)
                                                      -------- ------  ------  ------  ------
TOTAL DISTRIBUTIONS                                     (1.36) (1.29)  (0.04)  (0.36)  (0.11)
                                                      -------- ------  ------  ------  ------
NET ASSET VALUE, END OF PERIOD                          $15.75 $17.48  $16.61  $14.38  $11.62
                                                      -------- ------  ------  ------  ------
TOTAL RETURN                                           (2.79)% 13.38%  15.82%  26.81%  41.52%
                                                      -------- ------  ------  ------  ------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)               $1,171.6 $883.6  $476.8  $206.3    $6.2
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES**                                               0.76%  0.80%   0.81%   0.87%   0.93%
NET INVESTMENT INCOME                                    0.99%  1.64%   0.94%   1.12%   0.54%
PORTFOLIO TURNOVER RATE                                  36.0%  12.1%   19.6%   11.3%   14.6%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                 0.76%  0.80%   0.81%     N/A  0.92%*

--------------------------------------------------------------------------------
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
** Prior to 05/01/2003, broker rebates were excluded from the calculation of the expense limitation.
N/A Not applicable
(a) Net investment income per share was calculated using average shares outstanding.

  THIRD AVENUE SMALL CAP VALUE PORTFOLIO

                                                         FOR THE YEARS ENDED DECEMBER 31,
                                                      ---------------------------------------
CLASS B                                               2007(A) 2006(A) 2005(A) 2004(A) 2003(A)
---------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                   $17.41 $16.55  $14.37  $11.61   $8.28
                                                      ------- ------  ------  ------  ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                    0.13   0.21    0.10    0.06    0.05
NET REALIZED AND UNREALIZED GAINS (LOSSES)             (0.54)   1.91    2.12    3.02    3.38
                                                      ------- ------  ------  ------  ------
TOTAL FROM INVESTMENT OPERATIONS                       (0.41)   2.12    2.22    3.08    3.43
                                                      ------- ------  ------  ------  ------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                   (0.17) (0.08)      --  (0.04)  (0.03)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS          (1.15) (1.18)  (0.04)  (0.28)  (0.07)
                                                      ------- ------  ------  ------  ------
TOTAL DISTRIBUTIONS                                    (1.32) (1.26)  (0.04)  (0.32)  (0.10)
                                                      ------- ------  ------  ------  ------
NET ASSET VALUE, END OF PERIOD                         $15.68 $17.41  $16.55  $14.37  $11.61
                                                      ------- ------  ------  ------  ------
TOTAL RETURN                                          (3.02)% 13.13%  15.48%  26.50%  41.41%
                                                      ------- ------  ------  ------  ------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                $741.5 $573.8  $442.4  $435.5  $307.9
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES**                                              1.01%  1.05%   1.05%   1.07%   1.18%
NET INVESTMENT INCOME                                   0.76%  1.28%   0.64%   0.46%   0.49%
PORTFOLIO TURNOVER RATE                                 36.0%  12.1%   19.6%   11.3%   14.6%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                1.01%  1.05%   1.05%     N/A  1.13%*

--------------------------------------------------------------------------------
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
** Prior to 05/01/2003, broker rebates were excluded from the calculation of the expense limitation.
N/A Not applicable
(a) Net investment income per share was calculated using average shares outstanding.

                                            VAN KAMPEN MID CAP GROWTH PORTFOLIO



                                                         FOR THE YEARS ENDED DECEMBER 31,
                                                      ---------------------------------------
CLASS A                                               2007(A) 2006(A) 2005(A) 2004(A) 2003(A)
---------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                  $10.44   $10.19  $10.43   $9.24   $6.78
                                                      ------  ------- ------- ------- -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME (LOSS)                            0.05   (0.01)  (0.04)  (0.04)  (0.05)
NET REALIZED AND UNREALIZED GAINS                       2.29     0.90    0.54    1.23    2.51
                                                      ------  ------- ------- ------- -------
TOTAL FROM INVESTMENT OPERATIONS                        2.34     0.89    0.50    1.19    2.46
                                                      ------  ------- ------- ------- -------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                      --       --      --      --      --
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS         (0.96)   (0.64)  (0.74)      --      --
                                                      ------  ------- ------- ------- -------
TOTAL DISTRIBUTIONS                                   (0.96)   (0.64)  (0.74)      --      --
                                                      ------  ------- ------- ------- -------
NET ASSET VALUE, END OF PERIOD                        $11.82   $10.44  $10.19  $10.43   $9.24
                                                      ------  ------- ------- ------- -------
TOTAL RETURN                                          23.84%    8.65%   4.71%  12.76%  36.43%
                                                      ------  ------- ------- ------- -------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                $29.6    $24.0   $21.5   $26.5   $27.6
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES*                                              0.88%    0.90%   0.90%   0.90%   0.90%
NET INVESTMENT INCOME (LOSS)                           0.46%  (0.08)% (0.35)% (0.43)% (0.57)%
PORTFOLIO TURNOVER RATE                                62.0%   226.6%  103.9%   99.5%  119.0%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                               0.88%    1.08%   0.99%   0.95%   1.04%

--------------------------------------------------------------------------------

* Prior to 05/01/2003, broker rebates were excluded from the calculation of the expense limitation.
(a) Net investment income (loss) per share was calculated using average shares outstanding.

  VAN KAMPEN MID CAP GROWTH PORTFOLIO



                                                         FOR THE YEARS ENDED DECEMBER 31,
                                                      ---------------------------------------
CLASS B                                               2007(A) 2006(A) 2005(A) 2004(A) 2003(A)
---------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                  $10.25   $10.04  $10.30   $9.16   $6.75
                                                      ------  ------- ------- ------- -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME (LOSS)                            0.02   (0.03)  (0.06)  (0.06)  (0.07)
NET REALIZED AND UNREALIZED GAINS                       2.24     0.88    0.54    1.20    2.48
                                                      ------  ------- ------- ------- -------
TOTAL FROM INVESTMENT OPERATIONS                        2.26     0.85    0.48    1.14    2.41
                                                      ------  ------- ------- ------- -------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                      --       --      --      --      --
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS         (0.96)   (0.64)  (0.74)      --      --
                                                      ------  ------- ------- ------- -------
TOTAL DISTRIBUTIONS                                   (0.96)   (0.64)  (0.74)      --      --
                                                      ------  ------- ------- ------- -------
NET ASSET VALUE, END OF PERIOD                        $11.55   $10.25  $10.04  $10.30   $9.16
                                                      ------  ------- ------- ------- -------
TOTAL RETURN                                          23.48%    8.37%   4.58%  12.45%  35.70%
                                                      ------  ------- ------- ------- -------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                $81.5    $54.8   $40.9   $36.0   $27.6
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES*                                              1.13%    1.15%   1.15%   1.15%   1.14%
NET INVESTMENT INCOME (LOSS)                           0.19%  (0.30)% (0.58)% (0.66)% (0.83)%
PORTFOLIO TURNOVER RATE                                62.0%   226.6%  103.9%   99.5%  119.0%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                               1.14%    1.34%   1.24%   1.20%   1.39%

--------------------------------------------------------------------------------

* Prior to 05/01/2003, broker rebates were excluded from the calculation of the expense limitation.
(a) Net investment income (loss) per share was calculated using average shares outstanding.

FOR MORE INFORMATION

If you would like more information about a Portfolio, the following documents are available to you free upon request:

ANNUAL/SEMI-ANNUAL REPORTS

Contain additional information about a Portfolio's performance. In a Portfolio's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION ("SAI")

Provides a fuller technical and legal description of the Portfolio's policies, investment restrictions, and business structure. The SAI is legally considered to be a part of this Prospectus.

IF YOU WOULD LIKE A COPY OF THE CURRENT VERSIONS OF THESE DOCUMENTS, OR OTHER INFORMATION ABOUT A PORTFOLIO, CONTACT:

                          MET INVESTORS SERIES TRUST
                                 5 PARK PLAZA
                                  SUITE 1900
                           IRVINE, CALIFORNIA 92614

                                1-800-848-3854

Free copies of the SAI and Annual and Semi-Annual Reports are available at the following website: www.metlifeinvestors.com

Information about a Portfolio, including the Annual and Semi-annual Reports and SAI, may also be obtained from the Securities and Exchange Commission ("SEC"):

[_] IN PERSONReview and copy documents in the SEC's Public Reference Room in
             Washington, D.C. (for information call 202-551-8090).

[_] ON LINE  Retrieve information from the EDGAR database on the SEC's web site at: http://www.sec.gov.

[_] BY MAIL  Request documents, upon payment of a duplicating fee, by writing to SEC, Public Reference Section, Washington, D.C. 20549 or by e-mailing the SEC at publicinfo@sec.gov.

                             SEC FILE # 811-10183

                                 MET INVESTORS
                            S E R I E S   T R U S T

                   Cyclical Growth and Income ETF Portfolio

                         Cyclical Growth ETF Portfolio


                      Class A, Class B and Class E Shares


                                __PROSPECTUS__


                                APRIL 28, 2008


Like all securities, these securities have not been approved or disapproved by the
    Securities and Exchange Commission, nor has the Securities and Exchange
      Commission passed upon the accuracy or adequacy of this Prospectus.
           Any representation to the contrary is a criminal offense.

                           ____TABLE OF CONTENTS____

                                                            PAGE

            INTRODUCTION                                     3
               Understanding the Trust                       3
               Understanding the Portfolios                  3

            THE PORTFOLIOS                                   6

              INVESTMENT SUMMARY                             6
               Cyclical Growth and Income ETF Portfolio      7
               Cyclical Growth ETF Portfolio                 13

              PRIMARY RISKS OF THE UNDERLYING ETFS           19
              ADDITIONAL INFORMATION ABOUT ETFS              23
              ADDITIONAL INVESTMENT STRATEGIES               24
              MANAGEMENT                                     26
               The Manager                                   26
               The Adviser                                   26
               Distribution Plans                            31

            YOUR INVESTMENT                                  32
               Shareholder Information                       32
               Dividends, Distributions and Taxes            33
               Sales and Purchases of Shares                 34

            FINANCIAL HIGHLIGHTS                             38

            FOR MORE INFORMATION                         Back Cover

INTRODUCTION

UNDERSTANDING THE TRUST


Met Investors Series Trust (the "Trust") is an open-end management investment company that offers a selection of fifty-two managed investment portfolios or mutual funds, only two of which are offered through this Prospectus (the "Portfolios"). Each of these Portfolios has its own investment objective designed to meet different investment goals. Please see the Investment Summary section of this Prospectus for specific information on each Portfolio.


  INVESTING THROUGH A VARIABLE INSURANCE CONTRACT


  Class A, Class B and Class E shares of the Portfolios are currently only sold to separate accounts of Metropolitan Life Insurance Company and certain of its affiliates (collectively, "MetLife" or the "Insurance Companies") to fund the benefits under certain individual and group variable annuity contracts (collectively, "Contracts"). As a Contract owner, your premium payments are allocated to one or both of the Portfolios in accordance with your Contract.


  A particular Portfolio or class of a Portfolio of the Trust may not be available under the Contract you have chosen. The prospectus for the Contracts shows the Portfolios and classes available to you. Please read this Prospectus carefully before selecting a Portfolio. It provides information to assist you in your decision. If you would like additional information about a Portfolio, please request a copy of the Statement of Additional Information ("SAI"). For details about how to obtain a copy of the SAI and other reports and information, see the back cover of this Prospectus. The SAI is incorporated by reference into this Prospectus.

UNDERSTANDING THE PORTFOLIOS

Each Portfolio was designed on established principles of asset allocation. Each Portfolio will primarily invest its assets in other investment companies known as exchange-traded funds ("Underlying ETFs"), including series of the iShares(R) Trust, iShares(R), Inc., the SPDR(R) Trust, Series 1 and Vanguard Index Participation Equity Receipts (VIPERs(R)) of the Vanguard(R) Index Funds, Vanguard(R) U.S. Sector Index Funds and Vanguard VIPERs(R) Series Trust/1/. Each Underlying ETF invests primarily in equity securities or in fixed income securities, as applicable. Because the Portfolios invest in other investment companies rather than in individual securities, each Portfolio is considered a "fund of funds" and bears a proportionate share of the expenses charged by the Underlying ETFs in which it invests.


--------
/1/ iShares(R) is a registered mark of Barclays Global Investors, N.A. ("BGI"). The Portfolios are not sponsored, endorsed, sold, or promoted by BGI. BGI makes no representations or warranties to the shareholders of the Portfolios or any member of the public regarding the advisability of investing in the Portfolios or the iShares Trust or iShares, Inc. BGI has no obligation or liability in connection with the operation, marketing, or trading of the Portfolios.



 PLEASE SEE THE CONTRACT PROSPECTUS FOR A DETAILED EXPLANATION OF YOUR CONTRACT.

 WHAT ARE ETFS? ETFS ARE PASSIVELY MANAGED INVESTMENT COMPANIES THAT HOLD A PORTFOLIO OF COMMON STOCKS, BONDS OR OTHER SECURITIES DESIGNED TO TRACK THE PERFORMANCE OF A CERTAIN MARKET INDEX OR MARKET SECTOR, SUCH AS THE S&P 500 INDEX. AN ETF IS A FUND THAT IS TRADED LIKE A STOCK ON A SECURITIES EXCHANGE AND MAY BE PURCHASED AND SOLD THROUGHOUT THE TRADING DAY BASED ON ITS MARKET PRICE. AN ETF PORTFOLIO HOLDS THE SAME STOCKS OR BONDS AS THE INDEX IT TRACKS (OR A SAMPLING OF THE STOCKS OR BONDS THAT ARE REPRESENTED BY THAT INDEX IN A PROPORTION MEANT TO TRACK THE PERFORMANCE OF THE ENTIRE INDEX), SO ITS MARKET PRICE GENERALLY REFLECTS THE VALUE OF THE INDEX AT ANY GIVEN TIME. ETFS ARE REGISTERED INVESTMENT COMPANIES AND INCUR FEES AND EXPENSES SUCH AS OPERATING EXPENSES, LICENSING FEES, REGISTRATION FEES, TRUSTEES FEES AND MARKETING EXPENSES. THEREFORE, ETF SHAREHOLDERS PAY THEIR PROPORTIONATE SHARE OF THESE EXPENSES.


Each Portfolio has a different allocation among various asset classes (including large-, mid- and small-capitalization domestic equity, foreign, fixed income, high yield, real estate investment trusts and cash/money market). Gallatin Asset Management, Inc., a recently created, wholly-owned subsidiary of A.G. Edwards, Inc. (the "Adviser"), establishes specific investment percentages for the asset classes and then selects the Underlying ETFs in which a Portfolio invests based on, among other things, the historical performance of each ETF and/or asset class, future risk/return expectations, and the Adviser's outlook for the economy, interest rates and financial markets. These allocations reflect varying degrees of potential investment risk and reward. The allocation of stocks and fixed income securities reflects greater or lesser emphasis on growth of capital and pursuing current income.

The Adviser may choose to achieve a targeted allocation to cash by entering into repurchase agreements or directly purchasing money market instruments. The Adviser may add new Underlying ETFs or replace existing Underlying ETFs at its discretion. The Adviser intends to invest the Portfolios' assets primarily in Underlying ETFs, but is not limited to these types of investments and may invest in other types of securities, including repurchase agreements and other open-end investment companies, including high yield bond funds and money market funds.

At least quarterly, the Adviser will review each Portfolio's asset allocation among equities, fixed income and cash/cash equivalents including the investment allocations within such asset classes and may make changes in the allocation as the market and economic outlook changes. Generally, it is anticipated that changes among the asset classes will be within a range of plus or minus 5 percentage points per quarter; however, the Adviser may at times make larger allocation changes if it believes market conditions warrant a larger change.

Because each Portfolio invests in Underlying ETFs, you should look for information about these Underlying ETFs in the applicable Underlying ETF prospectuses.


--------
   SPDRs(R) is a trademark of The McGraw-Hill Companies, Inc., and has been licensed for use by PDR Services LLC ("PDR") and the American Stock Exchange LLC (AMEX) in connection with the listing and trading of SPDRs on the AMEX. These products are not sponsored, sold or endorsed by S&P, a division of The McGraw-Hill Companies, Inc., and S&P makes no representation regarding the advisability of investing in them. The Portfolios are not sponsored, endorsed, sold, or promoted by PDR. PDR makes no representations or warranties to the shareholders of the Portfolios or any member of the public regarding the advisability of investing in the Portfolios or the SPDRs. PDR has no obligation or liability in connection with the operation, marketing, or trading of the Portfolios.
   Vanguard(R) and VIPERs(R) are trademarks of The Vanguard Group, Inc. ("Vanguard"). The Portfolios are not sponsored, endorsed, sold, or promoted by Vanguard. Vanguard makes no representations or warranties to the shareholders of the Portfolios or any member of the public regarding the advisability of investing in the Portfolios or the VIPERs. Vanguard has no obligation or liability in connection with the operation, marketing, or trading of the Portfolios.

The following chart describes the allocation, as of December 31, 2007, among the range of equities, fixed income and cash/money market securities for the Portfolios. You should note that these percentages may not directly correspond to investment in the Underlying ETF since each Underlying ETF may contain various sub-sets of an asset class (E.G., large-cap and mid cap-equity securities).



                      Cyclical Growth and Cyclical Growth
     Asset Class          Income ETF            ETF
--------------------- ------------------- ---------------
Equities                      78%               98%
---------------------------------------------------------
    U.S. Large Cap            60%               73%
    U.S. Mid Cap              10%               12%
    U.S. Small Cap            0%                0%
    Foreign                   8%                13%
---------------------------------------------------------
Fixed Income                  20%               0%
---------------------------------------------------------
Cash/Cash Equivalents         2%                2%
---------------------------------------------------------



The allocation of investments in the Underlying ETFs as of December 31, 2007 is set forth in the Investment Summary with respect to each Portfolio.


The actual allocation percentages of each Portfolio's investments as of the end of the prior quarter in the Underlying ETFs are generally available for the Portfolios at the following website--www.metlifeinvestors.com. Upon accessing the website, click on Clients Enter Here, then click on the Met Investors Series Trust icon and then click on the Gallatin ETF Portfolios icon where you will find actual allocations for each of the Portfolios. This information is generally posted to the website on or about the first business day of the second month following the calendar quarter. The Trust may exclude any portion of this information from the posting when deemed in the best interest of the Trust. These postings generally remain until replaced by new postings as described above.

The Portfolios will invest new assets and reinvest dividends based on the Portfolio's target allocations at such time. However, each Portfolio's allocations could change substantially over time as the Underlying ETFs' asset values change due to market movements and portfolio management decisions.

After this Introduction you will find an Investment Summary for each Portfolio. Each Investment Summary presents important facts about each Portfolio, including information about its investment objective, principal investment strategy, primary risks, fees and expenses.

                                THE PORTFOLIOS


 EACH PORTFOLIO IN THIS PROSPECTUS IS A MUTUAL FUND: A POOLED INVESTMENT THAT IS PROFESSIONALLY MANAGED AND THAT GIVES YOU THE OPPORTUNITY TO PARTICIPATE IN FINANCIAL MARKETS. EACH PORTFOLIO STRIVES TO REACH ITS STATED INVESTMENT OBJECTIVE, WHICH CAN BE CHANGED WITHOUT SHAREHOLDER APPROVAL. AS WITH ALL MUTUAL FUNDS, THERE IS NO GUARANTEE THAT A PORTFOLIO WILL ACHIEVE ITS INVESTMENT OBJECTIVE.

INVESTMENT SUMMARY

Each Portfolio's summary discusses the following :

    INVESTMENT OBJECTIVE
    What is the Portfolio's investment goal?

    PRINCIPAL INVESTMENT STRATEGY
    How does the Portfolio attempt to achieve its investment goal? What types of investments does it contain? What style of investing and investment philosophy does it follow?

    PRIMARY RISKS
    What are the specific risks of investing in the Portfolio and in the Underlying ETFs?

    PAST PERFORMANCE
    How well has the Portfolio performed over time?

    FEES AND EXPENSES
    What is the cost of investing in the Portfolio?

In addition to its principal investment strategy, each Portfolio may invest in various types of securities and engage in various investment techniques and practices which are not the principal focus of the Portfolio or of the Underlying ETFs and therefore are not described in the Investment Summary section of the Prospectus. These other securities and investment techniques and practices in which a Portfolio may engage, together with their risks, are briefly discussed in "Additional Investment Strategies" in this Prospectus and in the SAI.


Following the Investment Summary is the section entitled "Primary Risks of the Underlying ETFs" which lists some of the factors that may affect the value of a Portfolio's investments in the Underlying ETFs. You can lose money by investing in the Portfolios.


The SAI provides more detailed information regarding the various types of securities that each Portfolio and an Underlying ETF may purchase and certain investment techniques and practices of the Portfolio's Adviser.

The Contracts may be sold by banks. AN INVESTMENT IN A PORTFOLIO OF THE TRUST THROUGH A CONTRACT IS NOT A DEPOSIT OR OBLIGATION OF, OR GUARANTEED BY, ANY BANK, AND IS NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY OF THE U.S. GOVERNMENT.

                   CYCLICAL GROWTH AND INCOME ETF PORTFOLIO

INVESTMENT OBJECTIVE:

Growth of capital and income.

PRINCIPAL INVESTMENT STRATEGY:

To achieve this objective, the Portfolio invests at least 80% of its net assets in Underlying ETFs. The Portfolio is based on the cyclical asset allocation guidelines of the Adviser's Investment Strategy Committee's growth and income model. The Portfolio is managed for total return and invests a significant portion of its assets in Underlying ETFs that invest in U.S. equity and fixed income securities. This model may be appropriate for investors with a moderate risk tolerance.

In an effort to achieve its investment objective and reduce portfolio volatility over an intermediate-term cycle, the Portfolio's equity investments may be allocated across a range of asset classes which can include: large-, mid- and small-cap, REIT, and foreign developed and emerging market equity funds, with fixed income allocations to government, investment-grade corporate and high-yield funds. The approximate percentage of the Portfolio's assets allocated to the various types of equity and fixed income securities, as of the date of this Prospectus, is set forth above in "Understanding the Portfolios."

The Portfolio currently seeks to achieve capital growth through its investments in Underlying ETFs that invest primarily in mid-cap and large-cap equity securities, as well, to a lesser extent, in stocks of foreign companies. In the large-cap asset class, the Portfolio may overweight or underweight particular sectors relative to the S&P 500 Index based on recommendations from the Adviser's Investment Committee.

The Portfolio currently seeks to achieve current income through its investments in Underlying ETFs that invest primarily in domestic investment-grade fixed income securities.

As of December 31, 2007, the Portfolio invested in the underlying ETFs and cash or cash equivalents at the approximate percentages indicated:



------------------------------------------------------------------------------------
U.S. LARGE CAP                                                                62.14%
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Vanguard(R) U.S. Sector Index Funds: Vanguard Consumer Staples ETF(R)          4.22%
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iShares(R) Trust: iShares Dow Jones U.S. Industrial Sector Index Fund          1.99%
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iShares(R) Trust: iShares Dow Jones U.S. Telecommunications Sector Index Fund  1.85%
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iShares(R) Trust: iShares Dow Jones U.S. Energy Sector Index Fund              1.44%
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iShares(R) Trust: iShares Dow Jones U.S. Consumer Services Sector Index Fund   1.14%
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iShares(R) Trust: iShares Dow Jones U.S. Financial Sector Index Fund           5.03%
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iShares(R) Trust: iShares Dow Jones U.S. Consumer Goods Sector Index Fund      2.92%
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iShares(R) Trust: iShares Dow Jones U.S. Technology Sector Index Fund          3.50%
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Vanguard(R) U.S. Sector Index Funds: Vanguard Energy ETF(R)                    0.63%
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Vanguard(R) U.S. Sector Index Funds: Vanguard Financials ETF(R)                0.73%
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iShares(R) Trust: iShares Dow Jones U.S. Healthcare Sector Index Fund          8.23%
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iShares(R) Trust: iShares S&P 500 Index Fund                                  22.79%
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Vanguard(R) U.S. Sector Index Funds: Vanguard Consumer Discretionary ETF(R)    1.14%
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Vanguard(R) U.S. Sector Index Funds: Vanguard Information Technology ETF(R)    0.98%
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Vanguard(R) U.S. Sector Index Funds: Vanguard Industrial ETF(R)                2.43%
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iShares(R) Trust: iShares Dow Jones U.S. Utilities Sector Index Fund           0.96%
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SPDR Trust: Standard & Poor's Depository Receipts (Series 1)                   1.99%
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Vanguard Utilities Index Fund                                                  0.15%
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U.S. MID CAP                                                                  10.28%
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iShares(R) Trust: iShares S&P MidCap 400 Index Fund                            9.45%
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iShares(R) Trust: iShares S&P MidCap 400 Growth Index Fund                     0.83%
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FOREIGN                                                                        8.12%
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iShares(R) Trust: iShares MSCI EAFE Index Fund                                 8.12%
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FIXED INCOME                                                                  19.24%
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iShares(R) Trust: iShares Lehman 1-3 Year Treasury Bond Fund                  19.24%
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CASH/CASH EQUIVALENTS                                                          0.22%
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Model allocations are reviewed by the Adviser's Investment Strategy Committee at least quarterly and will be adjusted as the market and economic outlook changes. Generally, any changes among asset classes will be within a range of plus or minus 5 percentage points per asset class per quarter; however, the Adviser may at times make larger allocation changes if it believes market conditions warrant a larger change. Allocations are based not only on past asset class performance but more importantly on future risk/return expectations. For that reason, the percentage of the Portfolio's assets invested in a particular asset class or Underlying ETF at any given time may be different than the allocation model shown above. The Adviser reserves the right to replace Underlying ETFs or other securities in its asset allocation model at any time, although such changes would generally be the result of a change in the asset allocation with respect to an asset class.

Although the Portfolio currently invests primarily in Underlying ETFs, it may also invest in other types of securities, including open-end investment companies such as high yield bond funds and cash equivalents such as money market funds or repurchase agreements.

The Portfolio is classified as a "non-diversified" company under the Investment Company Act of 1940, as amended, which means that it could concentrate its investments in a smaller number of companies than many other funds.

PRIMARY RISKS:

An investment in the Portfolio is not guaranteed. You can lose money by investing in the Portfolio. There are direct and indirect risks of investing in the Portfolio. Direct risks include:

  . PERFORMANCE RISK--Because the Portfolio invests primarily all of its assets in the shares of the Underlying ETFs, its investment performance is directly related to the performance of the Underlying ETFs held by the Portfolio. The ability of the Portfolio to meet its investment objective depends upon the allocation of the Portfolio's assets among the Underlying ETFs and the ability of an Underlying ETF to meet its own investment objective. It is possible that an Underlying ETF will fail to execute its investment strategies effectively. As a result, an Underlying ETF may not meet its investment objective, which would affect the Portfolio's investment performance. There can be no assurance that the investment objective of any Portfolio or any Underlying ETF will be achieved. Since the Portfolio invests primarily in the shares of the Underlying ETFs, its performance is directly related to the ability of the Underlying ETFs to meet their respective investment objectives.

  . NON-DIVERSIFICATION RISK--Because the Portfolio may invest its assets in a small number of issuers, the Portfolio is more susceptible to any single economic, political or regulatory event affecting those issuers than is a diversified portfolio.


The value of your investment in the Portfolio may be affected by one or more of the following indirect risks of the Underlying ETFs, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate. Each risk is described in "Primary Risks of the Underlying ETFs".



  .  Asset class risk

  .  Concentration risk

  .  Credit risk

  .  Foreign investment risk

  .  High yield debt security risk

  .  Interest rate risk

  .  Investment style risk

  .  Market capitalization risk

  .  Market risk

  .  Market trading risk

  .  Non-diversification risk

  .  Sector risk

  .  Tracking error risk

 ALLOCATIONS MAY PERIODICALLY CHANGE AND ACTUAL INVESTMENTS COULD CHANGE SUBSTANTIALLY AS THE UNDERLYING ETFS' NET ASSET VALUES CHANGE DUE TO MARKET MOVEMENTS AND PORTFOLIO MANAGEMENT DECISIONS.

 PORTFOLIO MANAGEMENT:

..  Gallatin Asset Management, Inc. see page 27.

..  For financial highlights see page 38.


PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.


The bar chart below shows you the performance of the Portfolio's Class B shares, the Portfolio's oldest Class, for each full calendar year since its inception and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart.

               Year-by-Year Total Return as of 12/31 of Each Year

                                    [CHART]

                           06                  07
                          ----                ----
                         11.73%               5.40%

                High Quarter:   4th - 2006      +5.34%
                Low Quarter:    4th - 2007      -2.49%

The table below compares the Portfolio's Class A, Class B and Class E shares' average annual compounded total returns for the 1-year period and from inception through 12/31/07 with the S&P 500 Index and a blended index. The S&P 500 Index is an index of the stocks of approximately 500 large- and medium-sized companies traded in U.S. stock markets. Results include reinvested dividends. The blended index is comprised of 2% Merrill Lynch U.S. 3-Month Treasury Bill Index, 10% Merrill Lynch Corporate/Government Master Index, 48% S&P 500 Index, 15% S&P MidCap 400 Index, 15% S&P SmallCap 600 Index and 10% Morgan Stanley Capital International Europe, Australia and Far East Index ("MSCI EAFE Index"). The Merrill Lynch U.S. 3-Month Treasury Bill Index is composed of a single 90-Day Treasury bill issue, or potentially a seasoned 6-month or 1-year Treasury bill issue, that is replaced on a monthly basis. The Merrill Lynch Corporate/Government Master Index is an indicator of the performance of investment-grade domestic bonds, capturing close to $5 trillion of outstanding debt. The S&P MidCap 400 Index is a capitalization-weighted index which measures the performance of the mid-range sector of the U.S. stock market and represents about 7% of the total market value of U.S. equities. The S&P SmallCap 600 Index is a capitalization-weighted index which measures the performance of the small-cap range of the U.S. stock market and represents about 3% of the total market value of U.S. equities. The MSCI EAFE Index is a widely recognized unmanaged index which is an aggregate of 15 individual country indices that collectively represent many of the major markets of the world. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.

Average Annual Total Return as of 12/31/07
-------------------------------------------
                             Since   Inception
                    1 Year Inception   Date
----------------    ------ --------- ---------
Class A              5.76%    7.56%    5/1/06
Class B              5.40%    8.31%   10/3/05
Class E              5.58%    7.36%    5/1/06
S&P(R) 500 Index     5.49%   10.31%*
Blended Index        6.42%    9.13%*
* Index performance is from 9/30/05.



For information on Gallatin Asset Management, Inc.'s prior performance with comparable accounts, see page 28.


FEES AND EXPENSES:


The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the fiscal year ended December 31, 2007, and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts but do reflect the fees and expenses of the Underlying ETFs. See the Contract prospectus for a description of those fees, expenses and charges. If such expenses were reflected in the Example, the expense amounts indicated would be higher.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE


Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)


                                              Class A Class B Class E
--------------------------------------------- ------- ------- -------
Management Fees                                0.45%   0.45%   0.45%
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Distribution and/or Service (12b-1) Fees       None    0.25%   0.15%
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Other Expenses                                 0.10%   0.09%   0.09%
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Total Annual Portfolio Operating Expenses*     0.55%   0.79%   0.69%
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Indirect Expenses of Underlying ETFs and
 Other Investment Companies **                 0.23%   0.23%   0.23%
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Total Annual Portfolio Operating Expenses
 and Indirect Expenses of Underlying ETFs and
 Other Investment Companies                    0.78%   1.02%   0.92%
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        * Met Investors Advisory, LLC (the "Manager") and the Trust have entered into an Expense Limitation Agreement whereby the total direct Annual Portfolio Operating Expenses for the Class A, Class B and Class E shares of the Portfolio will not exceed 0.55%, 0.80% and 0.70%, respectively, for the period ended April 30, 2009 and in any year in which the Agreement is in effect. Under certain circumstances, any fees waived or expenses reimbursed by the Manager may, with the approval of the Trust's Board of Trustees, be repaid to the Manager.
       ** As an investor in an ETF or other investment company, the Portfolio also will bear its pro-rata portion of the operating expenses of that Underlying ETF or other investment company. The expenses of the Underlying ETFs and other investment companies are based upon the weighted average of the total operating expenses of the Underlying ETFs or other investment companies for the year ended December 31, 2007.

Investors may be able to realize lower aggregate expenses by investing directly in the retail Underlying ETFs instead of the Portfolio, however, the Underlying ETFs are not available as investment options under the Contracts and you would not have the potential to benefit from the allocation services of the Adviser.

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.


The Example shows the total expenses you would pay on a $10,000 investment over the periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same and that all expense caps for the Portfolio remains in effect only for the period ended April 30, 2009. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.


EXAMPLE OF PORTFOLIO EXPENSES


         Class A  Class B  Class E
-----------------------------------
1 Year   $     80 $    105 $     94
-----------------------------------
3 Years  $    250 $    326 $    295
-----------------------------------
5 Years  $    435 $    566 $    511
-----------------------------------
10 Years $    969 $  1,253 $  1,135
-----------------------------------

                         CYCLICAL GROWTH ETF PORTFOLIO

INVESTMENT OBJECTIVE:

Growth of capital.

PRINCIPAL INVESTMENT STRATEGY:

To achieve this objective, the Portfolio invests at least 80% of its net assets in Underlying ETFs. The Portfolio is based on the cyclical asset allocation guidelines of the Adviser's Investment Strategy Committee's growth model. The Portfolio invests a significant portion of its assets in Underlying ETFs that invest primarily in the U.S. and international equity markets with moderate allocations to Underlying ETFs that invest primarily in fixed-income securities considered to reduce portfolio volatility in difficult market environments. This model may be appropriate for equity-oriented investors with average risk tolerance.

In an effort to achieve its investment objective and reduce portfolio volatility over an intermediate-term cycle, equity investments are allocated across a range of asset classes, which can include: large-, mid- and small-cap, REIT, and foreign developed and emerging market securities. Moderate allocations to fixed income asset classes are considered at certain points in the market cycle and may include investment-grade corporate and high-yield funds. The approximate percentage of the Portfolio's assets allocated to the various types of equity and fixed income securities, as of the date of this Prospectus, is set forth above in "Understanding the Portfolios."

The Portfolio currently seeks to achieve capital growth through its investments in Underlying ETFs that invest primarily in large-cap equity securities, as well, to a lesser extent, in stocks of mid-cap equity securities and securities of foreign companies. In the large-capitalization asset class, the Portfolio may overweight or underweight particular sectors relative to the S&P 500 Index based on recommendations from the Adviser's Investment Committee.

As of December 31, 2007, the Portfolio invested in the following Underlying ETFs and cash or cash equivalents at the approximate percentages indicated:



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U.S. LARGE CAP                                                                74.46%
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Vanguard(R) U.S. Sector Index Funds: Vanguard Consumer Staples ETF(R)          4.60%
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iShares(R) Trust: iShares Dow Jones U.S. Industrial Sector Index Fund          2.35%
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iShares(R) Trust: iShares Dow Jones U.S. Telecommunications Sector Index Fund  1.97%
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iShares(R) Trust: iShares Dow Jones U.S. Energy Sector                         1.70%
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iShares(R) Trust: iShares Dow Jones U.S. Consumer Services Sector Index Fund   0.49%
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iShares(R) Trust: iShares Dow Jones U.S. Financial Sector Index Fund           4.89%
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iShares(R) Trust: iShares Dow Jones U.S. Consumer Goods Sector Index Fund      3.48%
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iShares(R) Trust: iShares Dow Jones U.S. Technology Sector Index Fund          3.16%
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Vanguard(R) U.S. Sector Index Funds: Vanguard Energy ETF(R)                    0.27%
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Vanguard(R) U.S. Sector Index Funds: Vanguard Financials ETF(R)                0.79%
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iShares(R) Trust: iShares Dow Jones U.S. Healthcare Sector Index Fund          8.52%
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iShares(R) Trust: iShares S&P 500 Index Fund                                  21.44%
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Vanguard(R) U.S. Sector Index Funds: Vanguard Consumer Discretionary ETF(R)    1.57%
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Vanguard(R) U.S. Sector Index Funds: Vanguard Information Technology ETF(R)    1.38%
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Vanguard(R) U.S. Sector Index Funds: Vanguard Industrial ETF(R)                2.31%
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iShares(R) Trust: iShares Dow Jones U.S. Utilities Sector Index Fund           0.80%
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SPDR Trust: Standard & Poors Depository Receipts (Series 1)                   14.35%
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Vanguard Utilities Index Fund                                                  0.39%
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U.S. MID CAP                                                                  12.22%
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iShares(R) Trust: iShares S&P MidCap 400 Index Fund                           11.25%
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iShares(R) Trust: iShares S&P MidCap 400 Growth Index Fund                     0.97%
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FOREIGN                                                                       13.12%
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iShares(R) Trust: iShares MSCI EAFE Index Fund                                13.12%
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CASH/CASH EQUIVALENTS                                                          0.22%
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Model allocations are reviewed by the Adviser's Investment Strategy Committee at least quarterly and will be adjusted as the market and economic outlook changes. Generally, any changes among asset classes will be within a range of plus or minus 5 percentage points per asset class per quarter; however, the Adviser may at times make larger allocation changes if it believes market conditions warrant a larger change. Allocations are based not only on past asset class performance but more importantly on future risk/return expectations. For that reason, the percentage of the Portfolio's assets invested in a particular asset class or Underlying ETF at any given time may be different than the allocation model shown above. The Adviser reserves the right to replace Underlying ETFs or other securities in its asset allocation model at any time, although such changes would generally be the result of a change in the asset allocation with respect to an asset class.

Although the Portfolio currently invests primarily in Underlying ETFs, it may also invest in other types of securities, including open-end investment companies such as high yield bond funds and cash equivalents such as money market funds or repurchase agreements.

The Portfolio is classified as a "non-diversified" company under the Investment Company Act of 1940, as amended, which means that it could concentrate its investments in a smaller number of companies than many other funds.

PRIMARY RISKS:

An investment in the Portfolio is not guaranteed. You can lose money by investing in the Portfolio. There are direct and indirect risks of investing in the Portfolio. Direct risks include:

  . Performance Risk--Because the Portfolio invests primarily all of its assets in the shares of the Underlying ETFs, its investment performance is directly related to the performance of the Underlying ETFs held by the Portfolio. The ability of the Portfolio to meet its investment objective depends upon the allocation of the Portfolio's assets among the Underlying ETFs and the ability of an Underlying ETF to meet its own investment objective. It is possible that an Underlying ETF will fail to execute its investment strategies effectively. As a result, an Underlying ETF may not meet its investment objective, which would affect the Portfolio's investment performance. There can be no assurance that the investment objective of any Portfolio or any Underlying ETF will be achieved. Since the Portfolio invests primarily in the shares of the Underlying ETFs, its performance is directly related to the ability of the Underlying ETFs to meet their respective investment objectives.

  . Non-Diversification Risk--Because the Portfolio may invest its assets in a small number of issuers, the Portfolio is more susceptible to any single economic, political or regulatory event affecting those issuers than is a diversified portfolio.


The value of your investment in the Portfolio may be affected by one or more of the following indirect risks of the Underlying ETFs, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate. Each risk is described in "Primary Risks of the Underlying ETFs".


  .  Asset class risk

  .  Concentration risk

  .  Credit risk

  .  Foreign investment risk

  .  Interest rate risk

  .  Investment style risk

  .  Market capitalization risk

 ALLOCATIONS MAY PERIODICALLY CHANGE AND ACTUAL INVESTMENTS COULD CHANGE SUBSTANTIALLY AS THE UNDERLYING PORTFOLIOS' NET ASSET VALUES CHANGE DUE TO MARKET MOVEMENTS AND PORTFOLIO MANAGEMENT DECISIONS.

 PORTFOLIO MANAGEMENT:

..  Gallatin Asset Management, Inc. see page 27.


..  For financial highlights see page 38.



  .  Market risk

  .  Market trading risk

  .  Non-diversification risk

  .  Sector risk

  .  Tracking error risk

PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.


The bar chart below shows you the performance of the Portfolio's Class B shares, the Portfolio's oldest Class, for each full calendar year since its inception and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart.

               Year-by-Year Total Return as of 12/31 of Each Year

                                    [CHART]

                           06                  07
                          ----                ----
                         13.85%               5.88%

                High Quarter:   4th - 2006      +6.45%
                Low Quarter:    4th - 2007      -3.44%

The table below compares the Portfolio's Class A, Class B, and Class E shares' average annual compounded total returns for the 1-year period and from inception through 12/31/07, as applicable, with the S&P(R) 500 Index and a blended index. The S&P 500 Index is an index of the stocks of approximately 500 large- and medium-sized companies traded in U.S. stock markets. Results include reinvested dividends. The blended index is comprised of 2% Merrill Lynch U.S. 3-Month Treasury Bill Index, 10% Merrill Lynch Corporate/Government Master Index, 48% S&P 500 Index, 15% S&P MidCap 400 Index, 15% S&P SmallCap 600 Index and 10% Morgan Stanley Capital International Europe, Australia and Far East Index ("MSCI EAFE Index"). The Merrill Lynch U.S. 3-Month Treasury Bill Index is composed of a single 90-Day Treasury bill issue, or potentially a seasoned 6-month or 1-year Treasury bill issue, that is replaced on a monthly basis. The Merrill Lynch Corporate/Government Master Index is an indicator of the performance of investment-grade domestic bonds, capturing close to $5 trillion of outstanding debt. The S&P MidCap 400 Index is a capitalization-weighted index which measures the performance of the mid-range sector of the U.S. stock market and represents about 7% of the total market value of U.S. equities. The S&P SmallCap 600 Index is a capitalization-weighted index which measures the performance of the small-cap range of the U.S. stock market and represents about 3% of the total market value of U.S. equities. The MSCI EAFE Index is a widely recognized unmanaged index which is an aggregate of 15 individual country indices that collectively represent many of the major markets of the world. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.


Average Annual Total Return as of 12/31/07
-------------------------------------------
                             Since   Inception
                    1 Year Inception   Date
----------------    ------ --------- ---------
Class A              6.15%    7.93%    5/1/06
Class B              5.88%    9.51%   10/3/05
Class E              5.97%    7.74%    5/1/06
S&P(R) 500 Index     5.49%   10.31%*
Blended Index        6.14%   10.22%*
* Index performance is from 9/30/05.



For information on Gallatin Asset Management, Inc.'s prior performance with comparable accounts, see page 29.


FEES AND EXPENSES:


The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the fiscal year ended December 31, 2007 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts but do reflect the fees and expenses of the Underlying ETFs. See the Contract prospectus for a description of those fees, expenses and charges. If such expenses were reflected in the Example, the expense amounts indicated would be higher.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE


Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)


                                               Class A Class B Class E
---------------------------------------------- ------- ------- -------
Management Fees                                 0.45%   0.45%   0.45%
----------------------------------------------------------------------
Distribution and/or Service (12b-1) Fees        None    0.25%   0.15%
----------------------------------------------------------------------
Other Expenses                                  0.09%   0.08%   0.09%
----------------------------------------------------------------------
Total Annual Portfolio Operating Expenses*      0.54%   0.78%   0.69%
----------------------------------------------------------------------
Indirect Expenses of Underlying ETFs and Other
 Investment Companies**                         0.24%   0.24%   0.24%
----------------------------------------------------------------------
Total Annual Portfolio Operating Expenses
 and Indirect Expenses of Underlying ETFs and
 Other Investment Companies                     0.78%   1.02%   0.93%
----------------------------------------------------------------------



        * The Manager and the Trust have entered into an Expense Limitation Agreement whereby the total direct Annual Portfolio Operating Expenses for the Class A, Class B and Class E shares of the Portfolio will not exceed 0.55%, 0.80% and 0.70%, respectively, for the period ended April 30, 2009 and in any year in which the Agreement is in effect. Under certain circumstances, any fees waived or expenses reimbursed by the Manager may, with the approval of the Trust's Board of Trustees, be repaid to the Manager.
       ** As an investor in an ETF or other investment company, the Portfolio also will bear its pro-rata portion of the operating expenses of that Underlying ETF or other investment company. The expenses of the Underlying ETFs and other investment companies are based upon the weighted average of the total operating expenses of the Underlying ETFs or other investment companies for the year ended December 31, 2007.


Investors may be able to realize lower aggregate expenses by investing directly in the retail Underlying ETFs instead of the Portfolio, however, the Underlying ETFs are not available as investment options under the Contracts and you would not have the potential to benefit from the allocation services of the Adviser.

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.


The Example shows the total expenses you would pay on a $10,000 investment over the periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same and that all expense caps for the Portfolio remain in effect only for the period ended April 30, 2009. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.


EXAMPLE OF PORTFOLIO EXPENSES


         Class A  Class B  Class E
-----------------------------------
1 Year   $     80 $    105 $     95
-----------------------------------
3 Years  $    250 $    326 $    298
-----------------------------------
5 Years  $    435 $    566 $    517
-----------------------------------
10 Years $    969 $  1,253 $  1,147
-----------------------------------

PRIMARY RISKS OF THE UNDERLYING ETFS

One or more of the following primary risks may apply to the Underlying ETFs. Please see the Investment Summary for your particular Portfolio to determine which risks apply to the Underlying ETFs. The greater a Portfolio's investment in a particular asset class, the greater the impact to the Portfolio of the risks related to the class. For example, the Cyclical Growth and Income ETF Portfolio will be more impacted by credit and interest rate risk than the Cyclical Growth ETF Portfolio because more of its assets will be invested in fixed-income securities. Please note that there are many other circumstances that could adversely affect your investment and prevent an Underlying ETF from reaching its objective, which are not described here.

ASSET CLASS RISK. The returns from the types of securities in which an Underlying ETF invests may underperform returns from the general securities markets or different asset classes. Different types of securities tend to go through cycles of outperformance and underperformance in comparison to the general securities markets.

CONCENTRATION RISK. If an Underlying ETF's index concentrates in a particular industry, group of industries, or sector, that fund may be adversely affected by the performance of those securities and subject to price volatility. In addition, an Underlying ETF that concentrates in a single industry or group of industries may be more susceptible to any single economic, market, political, or regulatory occurrence.

CREDIT RISK. The value of debt securities is directly affected by an issuer's ability to pay principal and interest on time. If an Underlying ETF invests in debt securities, the value of your investment may be adversely affected when an issuer fails to pay an obligation on a timely basis. An Underlying ETF may also be subject to credit risk to the extent it engages in transactions, such as securities loans, repurchase agreements or certain derivatives, which involve a promise by a third party to honor an obligation to the Underlying ETF. Such third party may be unwilling or unable to honor its financial obligations.

FOREIGN INVESTMENT RISK. Investments in foreign securities involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject:

  . These risks may include the seizure by the government of company assets, excessive taxation, withholding taxes on dividends and interest, limitations on the use or transfer of portfolio assets, and political or social instability.

  . Enforcing legal rights may be difficult, costly and slow in foreign countries, and there may be special problems enforcing claims against foreign governments.

  . Foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there may be less public information about their operations.

  .  Foreign markets may be less liquid and more volatile than U.S. markets.

  . Foreign securities often trade in currencies other than the U.S. dollar, and an Underlying ETF may directly hold foreign currencies and purchase and sell foreign currencies. Changes in currency exchange rates will affect an Underlying ETF's net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of foreign securities. An increase in the strength of the U.S. dollar relative to these other currencies may cause the value of an Underlying ETF to decline. Certain foreign currencies may be particularly volatile, and foreign governments may intervene in the currency markets, causing a decline in value or liquidity of an Underlying ETF's foreign currency or securities holdings.

  . Costs of buying, selling and holding foreign securities, including brokerage, tax and custody costs, may be higher than those involved in domestic transactions.

Investments in emerging markets include all of the risks of investments in foreign securities and are subject to severe price declines. The economic and political structures of developing nations, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity. Such countries may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners and economies based on only a few industries. For these reasons, all of the risks of investing in foreign securities are heightened by investing in emerging market countries. The markets of developing countries have been more volatile than the markets of developed countries with more mature economies. These markets often have provided significantly higher or lower rates of return than developed markets, and significantly greater risks, to investors.

HIGH YIELD DEBT SECURITY RISK. High yield debt securities, or junk bonds, are securities which are rated below "investment grade" or are not rated, but are of equivalent quality. High yield debt securities range from those for which the prospect for repayment of principal and interest is predominantly speculative to those which are currently in default on principal or interest payments. High yield debt securities may be more susceptible to credit risk and market risk than an investment company that invests only in higher quality debt securities because these lower-rated debt securities are less secure financially and more sensitive to downturns in the economy. In addition, the secondary market for such securities may not be as liquid as that for more highly rated debt securities. As a result, an investment company may find it more difficult to sell these securities or may have to sell them at lower prices.

You should understand that high yield securities are not generally meant for short-term investing. When an investment company (in which a Portfolio invests) invests in high yield securities it generally seeks to receive a correspondingly higher return to compensate it for the additional credit risk and market risk it has assumed.

INTEREST RATE RISK. The values of debt securities are subject to change when prevailing interest rates change. When interest rates go up, the value of debt securities and certain dividend paying stocks tends to fall. If an Underlying ETF invests a significant portion of its assets in debt securities or stocks purchased primarily for dividend income and interest rates rise, then the value of your investment may decline. Alternatively, when interest rates go down, the value of debt securities and certain dividend paying stocks may rise.

Interest rate risk will affect the price of a fixed income security more if the security has a longer maturity because changes in interest rates are increasingly difficult to predict over longer periods of time. Fixed income securities with longer maturities will therefore be more volatile than other fixed income securities with shorter maturities. Conversely, fixed income securities with shorter maturities will be less volatile but generally provide lower returns than fixed income securities with longer maturities. The average maturity and duration of the Underlying ETF's fixed income investments will affect the volatility of the Underlying ETF's share price.

During periods of high interest rates, REITs and other real estate companies may lose appeal for investors who may be able to obtain higher yields from other income-producing investments. High interest rates may also mean that financing for property purchases and improvements is more costly and difficult to obtain.

INVESTMENT STYLE RISK. Different investment styles tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. An Underlying ETF may outperform or underperform other funds that employ a different investment style. An Underlying ETF may also employ a combination of styles that impacts its risk characteristics. Examples of different investment styles include growth and value investing. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's growth of earnings potential. Also, since growth companies usually invest a high portion of earnings in their business, growth stocks may lack the dividends of some value stocks that can cushion stock prices in a falling market. Growth oriented funds will typically underperform when value investing is in favor. Value stocks are those which are undervalued in comparison to their peers due to adverse business developments or other factors. Value investing carries the risk that the market will not recognize a security's inherent value for a long time, or that a stock judged to be undervalued may actually be appropriately priced or overvalued. Value oriented funds will typically underperform when growth investing is in favor.

MARKET CAPITALIZATION RISK. Stocks fall into three broad market capitalization categories--large, medium and small. Investing primarily in one category carries the risk that due to current market conditions that category may be out of favor. If valuations of large capitalization companies appear to be greatly out of proportion to the valuations of small or medium capitalization companies, investors may migrate to the stocks of small and mid-sized companies causing an Underlying ETF that invests in these companies to increase in value more rapidly than an Underlying ETF that invests in larger, fully-valued companies. Larger more established companies may also be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion. Investing in medium and small capitalization companies may be subject to special risks associated with narrower product lines, more limited financial resources, dependency on a few key personnel for management compared to companies with greater financial resources, and a more limited trading market for their stocks as compared with larger companies.

In addition, securities of these companies are subject to the risk that during certain periods the liquidity of particular issuers or industries, or all securities in particular investment categories, will shrink or disappear suddenly and without warning as a result of adverse economic or market conditions, or adverse investor perceptions whether or not accurate. Securities of medium and smaller capitalization issuers may therefore be subject to greater price volatility and may decline more significantly in market downturns than securities of larger companies and an Underlying ETF may incur losses because it will be required to effect sales at a disadvantageous time and only then at a substantial drop in price. In some cases, these companies may be relatively new issuers (i.e., those having continuous operation histories of less than three years) which carries other risks in addition to the risks of other medium and small capitalization companies. New issuers may be more speculative because such companies are relatively unseasoned. These companies will often be involved in the development or marketing of a new product with no established market, which could lead to significant losses. Smaller and medium capitalization issuers may also require substantial additional capital to support their operations, to finance expansion or to maintain their competitive position; and may have substantial borrowings or may otherwise have a weak financial condition, and may be susceptible to bankruptcy. Transaction costs for these investments are often higher than those of larger capitalization companies.

MARKET RISK. An Underlying ETF's share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including disappointing corporate earnings, adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or a company may deteriorate.

Stocks purchased in IPOs have a tendency to fluctuate in value significantly shortly after the IPO relative to the price at which they were purchased. These fluctuations could impact the net asset value and return earned on the Underlying ETF's shares.

MARKET TRADING RISK. The shares of the Underlying ETFs may trade at a premium or discount to their net asset value. The market value of ETF shares may differ from the shares' net asset value. The net asset value of ETF shares fluctuate with the changes in the market value of the fund's holdings, while the trading price of ETF shares fluctuate in accordance with changes in net asset value as well as market supply and demand.

NON-DIVERSIFICATION RISK. The Underlying ETFs may be non-diversified and, therefore, may hold fewer securities than a diversified fund. As a result, the Underlying ETFs may be more sensitive to the risks associated with those securities or to any single economic, business, political, or regulatory occurrence.

SECTOR RISK. Another area of risk involves the potential focus of an Underlying ETF's assets in securities of a particular sector. Sector risk is the possibility that securities within the same group of industries will decline in price due to sector-specific market or economic developments. If an Underlying ETF invests more heavily in a particular sector, the value of its shares may be especially sensitive to factors and economic risks that specifically affect that sector. As a result, the Underlying ETF's share price may fluctuate more widely than the value of shares of a mutual fund that invests in a broader range of industries. Additionally, some sectors could be subject to greater government regulation than other sectors. Therefore, changes in regulatory policies for those sectors may have a material effect on the value of securities issued by companies in those sectors. The sectors in which the Portfolios may invest in more heavily will vary.

In addition to other risks, an Underlying ETF that invests a substantial portion of its assets in related sectors may have greater risk because companies in these sectors may share common characteristics and may react similarly to market developments.

TRACKING ERROR RISK. The Underlying ETF's returns may deviate from those of its index. Factors such as the fees and expenses of the Underlying ETFs, imperfect correlation between an Underlying ETF's securities and those in its index, rounding of prices, and changes to the index and to regulatory policies may affect an Underlying ETF's ability to achieve close correlation with its index. Certain securities comprising the indices tracked by the ETFs may, from time to time, temporarily be unavailable, which may further impede the ETFs' ability to track their applicable indices.


ADDITIONAL INFORMATION ABOUT ETFS


An ETF is an investment company that holds a portfolio of common stocks designed to track the performance of a particular securities index or sector of an index, like the S&P 500 or NASDAQ, or a portfolio of bonds that may be designed to track a bond index. Because they may be traded like stocks on a securities exchange (e.g., the American Stock Exchange), ETFs may be purchased and sold throughout the trading day based on their market price. Each share of an ETF represents an undivided ownership interest in the portfolio held by an ETF. ETFs that track indices or sectors of indices hold either:

  . shares of all of the companies (or, for a fixed income ETF, bonds) that are represented by a particular index in the same proportion that is represented in the index itself; or

  . shares of a sampling of the companies (or, for a fixed income ETF, bonds) that are represented by a particular index in a proportion meant to track the performance of the entire index.

ETFs are generally registered as investment companies and issue large blocks of shares (typically 50,000) called "creation units" in exchange for a specified portfolio of the ETF's underlying securities, plus a cash payment generally equal to accumulated dividends of the securities (net of expenses) up to the time of deposit. Creation units are redeemed in kind for a portfolio of the underlying securities (based on the ETF's net asset value), together with a cash payment generally equal to accumulated dividends as of the date of redemption. As investment companies, ETFs incur fees and expenses such as trustees fees, operating expenses, licensing fees, registration fees, and marketing expenses, each of which will be reflected in the net asset value of ETFs. Accordingly, ETF shareholders pay their proportionate share of these expenses.

1940 ACT LIMITATIONS ON INVESTMENTS IN UNDERLYING FUNDS

Each Portfolio may invest in any type of ETF, including index-based ETFs, sector-based ETFs and fixed-income ETFs. Each Portfolio may hold ETFs with portfolios comprised of domestic or foreign stocks or bonds or any combination thereof. However, due to certain legal limitations, the Portfolios would be prevented from purchasing more than 3% of an Underlying ETF's outstanding shares unless: (i) the ETF or the Portfolio have received an order for exemptive relief from the 3% limitation from the Securities and Exchange Commission ("SEC") that is applicable to the Portfolio; and (ii) the ETF and the Portfolio take appropriate steps to comply with any conditions in such order. The Trust has applied for and received such exemptive relief from the SEC.

The Portfolios will generally be invested in ETFs that have received an order of exemptive relief from the SEC with respect to the above investment limitations. In cases where these legal limits prevent a Portfolio from buying a particular ETF that does not have such relief, the Portfolio may instead invest in a similar index or sector-based mutual fund or other investment company ("Other Investment Companies"), or a similar basket of stocks (a group of securities related by index or sector that are pre-selected by, and made available through, certain brokers at a discounted brokerage rate) ("Stock Baskets"). Each Portfolio may also invest in Other Investment Companies or Stock Baskets when the Adviser believes they represent more attractive opportunities than similar ETFs. In addition, the Portfolios may invest in certain types of cash and cash equivalents, such as money market instruments or enter into repurchase agreements.

ADDITIONAL INVESTMENT STRATEGIES

In addition to the principal investment strategies discussed in each Portfolio's Investment Summary, a Portfolio or an Underlying ETF may at times invest a portion of its assets in the investment strategies and may engage in certain investment techniques as described below. The SAI provides a more detailed discussion of certain of these and other securities. These strategies and techniques may involve risks. The Portfolios and the Underlying ETFs are not limited by this discussion and may invest in other types of securities not precluded by the policies discussed elsewhere in this Prospectus.

REPURCHASE AGREEMENTS. A Portfolio or an Underlying ETF may at times invest a portion of its assets in repurchase agreements. Repurchase agreements involve the purchase of a security by a Portfolio or an Underlying ETF and a simultaneous agreement by the seller (generally a bank or dealer) to repurchase the security from the Portfolio or the Underlying ETF at a specified date or upon demand. This technique offers a method of earning income on idle cash. Repurchase agreements involve credit risk, i.e., the risk that the seller will fail to repurchase the security, as agreed. In that case, the Portfolio or the Underlying ETF will bear the risk of market value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security.

HIGH QUALITY SHORT-TERM DEBT OBLIGATIONS, INCLUDING BANKERS' ACCEPTANCES, COMMERCIAL PAPER AND CERTIFICATES OF DEPOSIT ISSUED OR GUARANTEED BY BANK HOLDING COMPANIES IN THE U.S., THEIR SUBSIDIARIES AND FOREIGN BRANCHES OR OF THE WORLD BANK; VARIABLE AMOUNT MASTER DEMAND NOTES AND VARIABLE RATE NOTES ISSUED BY U.S. AND FOREIGN CORPORATIONS.

An Underlying ETF may ay times invest in high quality, short-term debt obligations such as commercial paper or variable amount master demand notes. Commercial paper is a short-term debt obligation with a maturity ranging from one to 270 days issued by banks, corporations, and other borrowers to investors seeking to invest idle cash.

Variable amount master demand notes differ from ordinary commercial paper in that they are issued pursuant to a written agreement between the issuer and the holder, their amounts may be increased from time to time by the holder (subject to an agreed maximum) or decreased by the holder or the issuer, they are payable on demand, the rate of interest payable on them varies with an agreed formula and they are typically not rated by a rating agency. Transfer of such notes is usually restricted by the issuer, and there is no secondary trading market for them.

Any variable amount master demand note purchased by an Underlying ETF will be generally regarded as an illiquid security.

These instruments are subject to credit risk, interest rate risk and foreign investment risk.

U.S. GOVERNMENT SECURITIES. U.S. Government securities include direct obligations of the U.S. Government that are supported by its full faith and credit, like Treasury bills and Government National Mortgage Association ("GNMA") certificates. Treasury bills have initial maturities of less than one year, Treasury notes have initial maturities of one to ten years and Treasury bonds may be issued with any maturity but generally have maturities of at least ten years. U.S. Government securities also include indirect obligations of the U.S. Government that are issued by federal agencies and government-sponsored entities, like bonds and notes issued by the Federal Home Loan Bank and Fannie Mae. Unlike Treasury securities, agency securities generally are not backed by the full faith and credit of the U.S. Government. Some agency securities are supported by the right of the issuer to borrow from the Treasury, others are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations and others are supported only by the credit of the sponsoring agency.

U.S. Government securities are subject to interest rate risk. Credit risk is remote.

DEFENSIVE INVESTMENTS


Under adverse market or economic conditions, a Portfolio could invest for temporary defensive purposes a more substantial portion or all of its assets in money market securities or utilize other investment strategies that may be inconsistent with a Portfolio's principal investment strategy. Temporary defensive instruments generally include U.S. government securities, bank time deposits denominated in the currency of any major nation, commercial paper and repurchase agreements. The Adviser may also invest in these types of securities or hold cash while looking for suitable investment opportunities or to maintain liquidity. Although a Portfolio would employ these measures only in seeking to avoid losses, they could reduce the benefit from an upswing in the market or prevent the Portfolio from meeting its investment objective.


PORTFOLIO TURNOVER

The Portfolios' Adviser will sell a security when they believe it is appropriate to do so, regardless of how long a Portfolio has owned that security. Buying and selling securities generally involves some expense to a Portfolio, such as commissions paid to brokers and other transaction costs. Generally speaking, the higher a Portfolio's annual portfolio turnover rate, the greater its brokerage costs. Annual turnover rate of 100% or more is considered high and will result in increased costs to the Portfolios. The Portfolios generally will have annual turnover rates of less than 100%.

MANAGEMENT

The Trust's Board of Trustees is responsible for managing the business affairs of the Trust. The Trustees meet periodically to review the affairs of the Trust and to establish certain guidelines which the Manager is expected to follow in implementing the investment policies and objectives of the Trust. The Trustees also review the management of the Portfolios' assets by the Manager. Information about the Trustees and executive officers of the Trust is contained in the SAI.

THE MANAGER


The Manager, 5 Park Plaza, Suite 1900, Irvine, California 92614, has overall responsibility for the general management and administration of the Portfolios. The Manager selects and pays the fees of the Adviser for each of the Portfolios and monitors the Adviser's investment program. The Manager is an affiliate of MetLife.


As compensation for its services to the Portfolios, the Manager receives monthly compensation at an annual rate of a percentage of' the average daily net assets of each Portfolio. The management fees for each Portfolio are:

PORTFOLIO                                MANAGEMENT FEE
Cyclical Growth and Income ETF Portfolio 0.45% for the first $300 million of net assets plus 0.43% for the next $300 million of net assets plus 0.40% for net
                                         assets over $600 million.
------------------------------------------------------------------------------------------------------
Cyclical Growth ETF Portfolio            0.45% for the first $300 million of net assets plus 0.43% for the next $300 million of net assets plus 0.40% for net
                                         assets over $600 million.
------------------------------------------------------------------------------------------------------

A discussion regarding the basis of the Board of Trustees' approval of the Management Agreement with the Manager and the Advisory Agreements between the Manager and the Adviser is included in each Portfolio's annual report.

THE ADVISER

Under the terms of the Advisory Agreement for each Portfolio between the Adviser and the Manager, the Adviser will develop a plan for investing the assets of each Portfolio, select the assets to be purchased and sold by each Portfolio, select the broker-dealer or broker-dealers through which the Portfolio will buy and sell its assets, and negotiate the payment of commissions, if any, to those broker-dealers. The Adviser follows the investment policies set by the Manager and the Board of Trustees for each of the Portfolios. Day-to-day management of the investments in each Portfolio is the responsibility of the Adviser's portfolio managers. The portfolio managers of each Portfolio are indicated below following a brief description of the Adviser. The SAI provides additional information about each portfolio manager's compensation, other accounts managed and the portfolio manager's ownership of securities in the Portfolio.

The Trust and the Manager have received an exemptive order from the Securities and Exchange Commission that permits the Manager, subject to certain conditions, and without the approval of shareholders to: (a) employ a new unaffiliated sub-adviser for the Portfolio pursuant to the terms of a new investment advisory agreement, in each case either as a replacement for an existing sub-adviser or as an additional sub-adviser; (b) change the terms of any investment advisory agreement; and
(c) continue the employment of an existing sub-adviser on the same advisory contract terms where a contract has been assigned because of a change in control of the sub-adviser. In such circumstances, shareholders would receive notice of such action, including the information concerning the new sub-adviser that normally is provided in a proxy statement.

The Manager pays the Adviser a fee for each Portfolio based on each Portfolio's average daily net assets. No Portfolio is responsible for the fees paid to the Adviser.


GALLATIN ASSET MANAGEMENT, INC. ("Gallatin"), One North Jefferson Avenue,
St. Louis, Missouri 63103, is the investment adviser to each of the Portfolios. Gallatin is a wholly-owned subsidiary of A.G. Edwards, Inc. As of December 31, 2007, Gallatin had in excess of $2.1 billion in assets under management.

  . The Portfolios are managed on a discretionary basis by the Gallatin Allocation Advisors Investment Committee, which is composed of investment management professionals from A.G. Edwards & Sons, Inc. ("A.G. Edwards"), a division of Wachovia Securities, LLC and Gallatin.


MARK A. KELLER, CFA, Senior Vice President, Chief Investment Officer--Gallatin, Chairman of A.G. Edwards Investment Strategy Committee, Chairman of Gallatin Investment Strategy Committee

  . Mr. Keller has primary responsibility for the Investment Strategy used in the cyclical models and supervision of the portfolio mangers responsible for portfolio implementation.

  .  2005 to present, Senior Vice President, Chief Investment
     Officer--Gallatin, Asset Management Department; 2005-present, Vice President, Chief Investment Officer-A.G. Edwards, Asset Management Department; 1994 to 2005, Vice President, Investment Officer--A.G. Edwards Trust Company FSB; 1999 to 2001, Vice President-A.G. Edwards Trust Company (Missouri); 1994 to 2001; Equity Strategist-A.G. Edwards.

STUART T. FREEMAN, CFA, Vice President, Chief Equity Strategist

  . Mr. Freeman is A.G. Edwards' Chief Equity Strategist and member of the A.G. Edwards Investment Strategy Committee and Gallatin Investment Strategy Committee. Mr. Freeman is responsible for the Portfolio's sector weighting recommendations in the large-cap asset class.

  . 2005 to present, Vice President, Chief Equity Strategist-Gallatin and Member, Gallatin Investment Strategy Committee; 1995 to present, Member, A.G. Edwards Investment Strategy Committee.


DAVID B. MIYAZAKI, CFA, Vice President, Equity Portfolio Manager


  . Mr. Miyazaki is a Portfolio Manager, member of the Gallatin and A.G. Edwards' Investment Strategy Committees and serves as a backup portfolio manager to the Portfolios, and is responsible for portfolio optimization.

  . 2005 to present, Vice President, Equity Portfolio Manager, Gallatin; 2004 to 2005, Vice President, Equity Portfolio Manager, A.G. Edwards; 1999 to 2004, Associate Vice President, Equity Portfolio Manager, A.G. Edwards.

DANIEL T. WINTER, CFA, Vice President, Equity Portfolio Manager


  . Mr. Winter is the lead portfolio manager responsible for overseeing the day-to-day portfolio implementation and trading.

  . 2005 to present, Vice President, Equity Portfolio Manager-Gallatin; 2000 to 2005, Equity Portfolio Manager, A.G. Edwards Asset Management Department; 1997 to 2000, Associate Vice President, Equity Portfolio Manager-A.G. Edwards, Asset Management Department.



PRIOR PERFORMANCE OF COMPARABLE ACCOUNTS

CYCLICAL GROWTH AND INCOME ETF PORTFOLIO


Since the Portfolio commenced operations in October, 2005, it has a limited operating history. In order to provide you with information regarding the investment capabilities of Gallatin, which is a recently created wholly-owned subsidiary of A.G. Edwards, Inc., a wholly-owned subsidiary of Wachovia Corporation, performance information regarding the composite performance of the Cyclical Asset Allocation Portfolios Plus- Growth & Taxable Income ("A.G. Edwards Composite") is presented. This chart does not show you the performance of the Cyclical Growth and Income ETF Portfolio--it shows the performance of similar accounts also managed by A.G. Edwards & Sons, Inc., a division of Wachovia Securities, LLC, and an affiliate of the Adviser with the same investment personnel as the Adviser. This chart shows the historical composite performance of the A.G. Edwards Composite. The accounts in the composite have investment objectives, policies and strategies that are substantially similar to those of the Cyclical Growth and Income ETF Portfolio. As of December 31, 2007, the composite consisted of 12,890 private accounts representing $2 billion in assets.

The performance shows the historical track record of A.G. Edwards & Sons, Inc., an affiliate of the Adviser with the same investment personnel as the Adviser, and is not intended to imply how the Cyclical Growth and Income ETF Portfolio will perform. Total returns represent past performance of the Composite and not the Cyclical Growth and Income ETF Portfolio.



  Annual Total Returns/Average Annual Total Returns
       for the Periods Ending December 31, 2007
------------------------------------------------------
                    A.G. Edwards     S&P 500   Blended
   Year/Period     Composite (%)/1/ Index (%) Index (%)
------------------ ---------------  --------- ---------
2007                     3.62%         5.49%    6.40%
2006                    10.56%        15.79%   10.63%
2005                     4.65%         4.91%    5.88%
2004                    11.15%        10.86%   10.60%
2003                    27.77%        28.71%   21.01%
2002                   -13.26%       -22.10%   -7.25%
1 year                   3.62%         5.49%    6.40%
3 years                  6.23%         8.62%    7.63%
5 years                 11.23%        12.83%   10.78%
Since Inception/2/       7.64%         7.33%    8.23%


        1 This column shows performance after maximum advisory fees and operating expenses (2.25%) charged to the accounts in the Composite have been deducted, including brokerage, custody fees and other expenses. The Cyclical Growth and Income ETF Portfolio's fees and expenses are generally expected to be lower than those reflected in this Composite.
          Composite results are asset-weighted using beginning-of-period weightings and reflect a time-weighted rate-of-return calculation, including the reinvestment of dividends and interest. The Composite includes all fully discretionary portfolios under management. Accounts are added to the Composite beginning the first full calendar month under management. Performance are based on trade-date accounting. Cash and cash equivalents are included in performance calculations. Valuations and performance are expressed in U.S. dollars. Composite results are based on actual account results of the A.G. Edwards Cyclical Asset Allocation Growth and Taxable Income Plus Portfolio.
        2 The inception date of the Composite was November 1, 2001. Total returns and expenses are not annualized for the first year of operations.

CYCLICAL GROWTH ETF PORTFOLIO


Since the Portfolio commenced operations in October, 2005, it has a limited operating history. In order to provide you with information regarding the investment capabilities of Gallatin, which is a recently created wholly-owned subsidiary of A.G. Edwards, Inc., a wholly-owned subsidiary of Wachovia Corporation, performance information regarding the composite performance of the Cyclical Asset Allocation Portfolios Plus- Growth ("A.G. Edwards Composite") is presented. This chart does not show you the performance of the Cyclical Growth ETF Portfolio--it shows the performance of similar accounts also managed by A.G. Edwards & Sons, Inc., a division of Wachovia Securities, LLC, an affiliate of the Adviser with the same investment personnel as the Adviser. This chart shows the historical composite performance of the A.G. Edwards Composite. The accounts in the composite have investment objectives, policies and strategies that are substantially similar to those of the Cyclical Growth ETF Portfolio. As of December 31, 2006, the composite consisted of 10,352 private accounts representing $1.7 billion in assets.

The performance shows the historical track record of an affiliate of the Adviser with the same investment personnel as the Adviser and is not intended to imply how the Cyclical Growth ETF Portfolio will perform. Total returns represent past performance of the Composite and not the Cyclical Growth ETF Portfolio.


  Annual Total Returns/Average Annual Total Returns
       for the Periods Ending December 31, 2007
------------------------------------------------------
                    A.G. Edwards     S&P 500   Blended
   Year/Period     Composite (%)/1/ Index (%) Index (%)
------------------ ---------------  --------- ---------
2007                     3.38%         5.49%     5.80%
2006                    12.60%        15.79%    14.49%
2005                     5.71%         4.91%     7.10%
2004                    12.12%        10.86%    13.52%
2003                    29.94%        28.71%    29.04%
2002                   -19.86%       -22.10%   -15.55%
1 year                   3.38%         5.49%     5.80%
3 years                  7.16%         8.62%     9.07%
5 years                 12.39%        12.83%    13.71%
Since Inception/2/       5.97%         6.04%     8.08%


        1 This column shows performance after maximum advisory fees and operating expenses (2.25%) charged to the accounts in the Composite have been deducted, including brokerage, custody fees and other expenses. The Cyclical Growth ETF Portfolio's fees and expenses are generally expected to be lower than those reflected in this Composite. Composite results are asset-weighted using beginning-of-period weightings and reflect a time-weighted rate-of-return calculation, including the reinvestment of dividends and interest. The Composite includes all fully discretionary portfolios under management.
          Accounts are added to the Composite beginning the first full calendar month under management. Performance are based on trade-date accounting. Cash and cash equivalents are included in performance calculations. Valuations and performance are expressed in U.S. dollars. Composite results are based on actual account results of the
          A.G. Edwards Cyclical Asset Allocation Growth Plus Portfolio.
        2 The inception date of the Composite was September 1, 2001. Total returns and expenses are not annualized for the first year of operations.

EXPENSE LIMITATION AGREEMENT


In the interest of limiting expenses of each Portfolio until April 30, 2009, the Manager has entered into an expense limitation agreement with the Trust ("Expense Limitation Agreement"). Pursuant to that Expense Limitation Agreement, the Manager has agreed to waive or limit its fees and to assume other expenses so that the total direct annual operating expenses of each Portfolio other than interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, other extraordinary expenses not incurred in the ordinary course of each Portfolio's business, but including the amounts payable pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act, are limited to 0.55%, 0.80% and 0.70% of daily net assets for Class A, Class B and Class E shares, respectively, in the case of each Portfolio.

Each Portfolio may at a later date reimburse the Manager the management fees waived or limited and other expenses assumed and paid by the Manager pursuant to the Expense Limitation Agreement provided such Portfolio has reached a sufficient asset size to permit such reimbursement to be made without causing the total annual expense ratio of each Portfolio to exceed the then existing percentage limits. Consequently, no reimbursement by a Portfolio will be made unless the Portfolio's total annual expense ratio is less than the respective percentages stated above.

The total amount of reimbursement to which the Manager may be entitled will equal, at any time, the sum of (i) all investment management fees previously waived or reduced by the Manager and (ii) all other payments previously remitted by the Manager to the Portfolio during any of the previous five fiscal years, less any reimbursement that the Portfolio has previously paid to the Manager with respect to (a) such investment management fees previously waived or reduced and (b) such other payments previously remitted by the Manager to the Portfolio.

DISTRIBUTION PLANS

Each Portfolio has adopted for its Class B and Class E shares a plan pursuant to Rule 12b-1 under the 1940 Act (the "Plan") and pursuant to the Plan, entered into a Distribution Agreement with MetLife Investors Distribution Company ("MLIDC") located at 5 Park Plaza, Suite 1900, Irvine, California 92614. MLIDC is an affiliate of the Manager, and serves as principal underwriter for the Trust. The Plan permits the use of Trust assets to help finance the distribution of the shares of the Portfolios. Under the Plan, the Trust, on behalf of the Portfolios, is permitted to pay to various service providers up to 0.50% for Class B shares and up to 0.25% for Class E shares of the average daily net assets of each Portfolio allocated, as applicable, to Class B and Class E shares as payment for services rendered in connection with the distribution of the shares of the Portfolios. Currently, payments with respect to Class B and Class E shares are limited to 0.25% and 0.15% respectively, of average net assets, which amount may be increased to the full Plan amount by the Trustees of the Trust without shareholder approval. Because these fees are paid out of Trust assets on an on-going basis, over time these costs will increase the cost of your investment and may cost you more than other types of sales charges.


In addition to serving as the Adviser to the Portfolios, affiliates of Gallatin, including A.G. Edwards & Sons, Inc., a division of Wachovia Securities, LLC, are registered with the SEC as broker-dealers and, in that capacity, sell variable insurance products that offer the Portfolios as investment options. A.G. Edwards & Sons, Inc. receives compensation from the insurance company, or MLIDC, the distributor of the variable insurance products, for its selling efforts as well as for the contract owner and administrative services it provides. This compensation includes sales commissions, revenue sharing payments, service fees and persistency allowances. A portion of the compensation paid by MLIDC or the insurance company to A.G. Edwards & Sons, Inc. may be derived from 12b-1 fees that are paid by the Portfolios to MLIDC or the insurance company.

In addition, Wachovia Securities, LLC may act as broker for the Portfolios in executing their portfolio securities transactions and may earn brokerage commissions or other remuneration for these transactions. The compensation paid to Wachovia Securities, LLC by the Portfolios for any such transaction must comply with procedures adopted by the Trust that govern the Portfolio's use of an affiliated broker. As required by an SEC rule, those procedures place limits on the compensation that a Portfolio can pay to an affiliated broker and require that the Board of Trustees receive periodic reports on transactions with affiliated brokers.

YOUR INVESTMENT

SHAREHOLDER INFORMATION

The separate accounts of MetLife are the record owners of the Portfolios' shares. Any reference to the shareholder in this Prospectus technically refers to those separate accounts and not to you, the Contract owner. The legal rights of you, the Contract owner, are different from the legal rights of the record owner.

However, MetLife is required to solicit instructions from Contract owners when voting on shareholder issues. Any voting by MetLife as shareholder would therefore reflect the actual votes of Contract owners. Neither the Securities and Exchange Commission nor MetLife requires any specific minimum percentage of Contract owners to vote in order for MetLife to echo vote the remaining unvoted votes. MetLife seeks to obtain a reasonable level of turnout given the particular voting trend. MetLife may use various methods of encouraging Contract owners to vote, including additional solicitations. The practice of echo voting means that a minority of Contract owners may, in practice, determine whether an item passes or fails. Please see "Voting Rights" in the prospectus for the Contracts accompanying this Prospectus for more information on your voting rights.

FUNDS OF FUNDS STRUCTURE

Each Underlying ETF will have other shareholders, each of whom will pay their proportionate share of the ETF's expense. As a unitholder of an ETF, a Portfolio will have the same voting rights as other shareholders. A Portfolio has the right to decide to have the Manager manage its assets directly if the Trust's Board of Trustees decides it is in the best interest of a Portfolio to do so.

DISCLOSURE OF PORTFOLIO HOLDINGS

Shares of the Trust are offered only to separate accounts of the Insurance Companies. The following information is generally made available on one or more of the Insurance Company websites (including www.metlifeinvestors.com): (i) the ten largest portfolio holdings of each Portfolio; (ii) unless the Adviser has objected, the percentage of the Portfolio's net assets that each of the portfolio holdings represents; and (iii) the percentage of the Portfolio's net assets that these holdings represent in the aggregate. Unless the Adviser has objected, this information is posted on the website as early as on or about the tenth business day following the calendar quarter and no later than on or about the first business day of the second month following the calendar quarter. The Trust may exclude any portion of these holdings from the posting when deemed in the best interest of the Trust. These postings generally remain until replaced by new postings as described above. For these purposes, a Portfolio's ten largest portfolio holdings are not considered to include swaps, futures, or forward currency transactions or transactions transmitted to the Trust's custodian after certain established cut-off times.

A description of the Portfolios' policies and procedures with respect to the disclosure of the Portfolios' portfolio securities is available in the SAI.

DIVIDENDS, DISTRIBUTIONS AND TAXES

DIVIDENDS AND DISTRIBUTIONS

Each Portfolio intends to distribute substantially all of its net investment income, if any. Each Portfolio distributes its dividends from its net investment income to MetLife's separate accounts at least once a year and not to you, the Contract owner. These distributions are in the form of additional shares and not cash. The result is that a Portfolio's investment performance, including the effect of dividends, is reflected in the cash value of the Contracts. Please see the Contract prospectus accompanying this Prospectus for more information.

All net realized long- or short-term capital gains of each Portfolio are also declared once a year and reinvested in the Portfolio.

TAXES

Please see the Contract prospectus for a discussion of the tax impact on you resulting from the income taxes the separate accounts owe as a result of their ownership of a Portfolio's shares and their receipt of dividends and capital gains.

Each Portfolio expects to qualify and to continue to qualify as a regulated investment company under Subchapter M of the Code. As qualified, a Portfolio is not subject to federal income tax on that part of its taxable income that it distributes to its shareholders, the separate accounts. Taxable income consists generally of net investment income, and any capital gains. It is each Portfolio's intention to distribute all such income and gains, so that the Portfolio will incur no federal income tax.

Shares of each Portfolio are currently offered only to the separate accounts of MetLife. These separate accounts are insurance company separate accounts that fund annuity contracts. Under the Code, an insurance company pays no tax with respect to income of a qualifying separate account when the income is properly allocable to the value of eligible variable annuity or variable life insurance contracts. For a discussion of the taxation of life insurance companies and the separate accounts, as well as the tax treatment of the policies and annuity contracts and the holders thereof, see the discussion of federal income tax considerations included in the prospectus for the Contracts.

Section 817(h) of the Code and the regulations thereunder impose "diversification" requirements on the assets underlying a Contract. Each Portfolio intends to maintain diversification which will allow each Contract to satisfy these requirements. These requirements are in addition to the diversification requirements imposed on each Portfolio by Subchapter M and the 1940 Act. Technically, the section 817(h) requirements provide that, with limited exceptions, as of the end of each calendar quarter or within thirty days thereafter no more than 55% of the assets underlying a Contract may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments, and no more than 90% by any four investments. For this purpose, an investment in a Portfolio is treated not as a single investment but as an investment in each asset owned by the Portfolio, so long as shares of the Portfolio are owned only by separate accounts of insurance companies, by qualified pension and retirement plans, and by a limited class of other investors. The Portfolios are and will be so owned. The assets of the Portfolios will consist primarily of the Underlying ETFs, which may be owned in part by persons other than those permitted to own interests in the Portfolios. Accordingly, each Underlying ETF is considered an "asset" of the Portfolio, and each Portfolio will need to be sure that no more than 55% of its assets are represented by one Underlying ETF, no more than 70% by any two Underlying ETFs, and so forth, in order that the Contracts will meet the diversification requirements of Section 817(h). Compliance with the tax requirements described above may result in a reduction in the return under a Portfolio, since, to comply with the above rules, the investments utilized (and the time at which such investments are entered into and closed out) may be different from what the Adviser might otherwise believe to be desirable. See the prospectus for the Contracts.

The foregoing is only a summary of some of the important federal income tax considerations generally affecting a Portfolio and you; see the SAI for a more detailed discussion. You are urged to consult your tax advisers.

REPORT TO POLICYHOLDERS

The fiscal year of each Portfolio ends on December 31 of each year. The Trust will send to you, at least semi-annually, reports which show the Portfolios' composition and other information. An annual report, with audited information, will be sent to you each year.

SALES AND PURCHASES OF SHARES

The Trust does not sell its shares directly to the public. The Trust continuously sells Class A, B and E shares of each Portfolio only to the separate accounts of MetLife to fund Contracts. The Trust could also offer shares to other separate accounts of other insurers if approved by the Board of Trustees.

PURCHASE AND REDEMPTION OF SHARES

MLIDC is the principal underwriter and distributor of the Trust's shares. MLIDC places orders for the purchase or redemption of shares of each Portfolio based on, among other things, the amount of net Contract premiums or purchase payments transferred to the separate accounts, transfers to or from a separate account investment division and benefit payments to be effected on a given date pursuant to the terms of the Contract. Such orders are effected, without sales charge, at the net asset value per share for each Portfolio next determined after such orders are placed. The Trust reserves the right to reject or limit all or part of any purchase or exchange order for any reason.

Shares of the Portfolios are sold and redeemed at their net asset value without the imposition of any sales commission or redemption charge. Class A shares are not subject to a Rule 12b-1 fee. Class B shares are subject to a Rule 12b-1 fee of 0.25% of average daily net assets, and Class E shares are subject to a Rule 12b-1 fee of 0.15% of average daily net assets. (However, certain sales or other charges may apply to the Contract, as described in the Contract prospectus.) Under certain circumstances, redemption proceeds may be paid in securities or other property rather than in cash if the Manager determines it is in the best interests of the Trust.

MARKET TIMING

The Trust's Board of Trustees has adopted certain procedures, described below, to discourage certain types of trading in Portfolio shares that may be harmful to long-term investors ("market timing"), specifically (i) trading that is designed to exploit pricing inefficiencies and thereby dilute the returns of long-term investors; or (ii) frequent trading by an investor that generates sufficiently volatile cash flows to be disruptive to a portfolio manager's ability to manage a Portfolio's assets. The Trust is not intended for investment by market timers. The Trust does not knowingly accommodate market timing in any Portfolio and, to the Trust's knowledge, there are no arrangements currently in place to permit any contract owner to engage in market timing. As discussed above, the Trust reserves the right to restrict, reject or cancel, without any prior notice, any purchase or exchange order for any reason, including any purchase or exchange order accepted by any contract owner's financial intermediary.


The Trust requires that the insurance company separate accounts that invest in the Portfolios have in place policies and procedures reasonably designed to detect and deter market timing in the separate accounts by contract owners. In addition, the Manager monitors cashflows of certain Portfolios identified as presenting pricing inefficiencies that could potentially be exploited by market timers, and, with respect to each Portfolio, conducts certain tests to help detect cash outflows or cashflow volatility that may be disruptive to a portfolio manager's ability to manage the Portfolio. If, based on such monitoring, the Manager believes (i) that a Portfolio's cash flows may reflect a pattern of market timing or (ii) that a Portfolio's cash flows may reflect frequent trading that is disruptive to the management of the Portfolio and it is appropriate given the context of the cash flow volatility (e.g., type of Portfolio, amount of assets), the Manager will refer the matter to the appropriate insurance company or companies.

Further, in accordance with Rule 22c-2 under the 1940 Act, the Trust has contracted with insurance separate accounts to enable it to request and receive information regarding transactions in the shares of the Trust's Portfolios and limit transactions that violate the Trust's policies on market timing.


If the Trust finds that any insurance company has in place inadequate policies and procedures, with respect to a particular separate account, to detect and deter market timing in that separate account and there is evidence of market timing in that separate account, the Trust or any of its Portfolios may be discontinued as an investment option of that separate account. In such an event, all contract owners of such separate account would no longer be able to make new investments in the Trust or any of its Portfolios. The Trust reserves the right to modify this policy, including any surveillance procedures established from time to time to effectuate this policy, at any time without notice.

LIMITATIONS ON THE TRUST'S ABILITY TO DETECT AND DETER MARKET TIMING

The Portfolios are available as investment options under a number of different variable insurance products. Owners of these variable insurance products transfer value among sub-accounts of the insurance company separate accounts by contacting the insurance companies. The resulting purchases and redemptions of Portfolio shares are made through omnibus accounts of the insurance companies. The right of an owner of such a variable insurance product to transfer among sub-accounts is governed by a contract between the insurance company and such owner. Many of these contracts do not limit the number of transfers among the available underlying funds that a contract owner may make. The terms of these contracts, the presence of financial intermediaries (including the insurance companies) between the Trust and contract owners, the utilization of omnibus accounts by these intermediaries and other factors such as state insurance laws may limit the Trust's ability to detect and deter market timing. Multiple tiers of such financial intermediaries may further compound the Trust's difficulty in detecting and deterring such market timing activities.

RISKS ASSOCIATED WITH MARKET TIMING GENERALLY

While the Trust will try to detect and deter market timing by utilizing the procedures described above, these procedures may not be successful in identifying or deterring market timing. By realizing profits through short-term trading, contract owners that engage in market timing activities may dilute the value of shares held by long-term investors. Cashflow volatility resulting from frequent trading of Portfolio shares, especially involving large dollar amounts, may disrupt efficient portfolio management. Frequent trading may be disruptive if it makes it difficult for a Portfolio to implement its long-term investment strategies, for example by causing the Portfolio to maintain a higher level of its assets in cash to accommodate such frequent trading. Frequent trading may also be disruptive if it forces the Portfolio to sell portfolio securities at inopportune times to raise cash to accommodate such trading activity. In addition, frequent trading that causes a Portfolio to incur increased expenses may be disruptive. For example, as a result of such frequent trading, a Portfolio may be forced to liquidate investments and thereby incur increased brokerage costs and realization of taxable capital gains without attaining any investment advantage. All of these factors may adversely affect Portfolio performance.

Associated with an investment in a Portfolio that itself invests in securities that are, for example, thinly traded, traded infrequently, or relatively less liquid is the risk that the current market price for the securities may not accurately reflect current market values. A market timer may seek to engage in strategies designed to take advantage of these pricing differences ("price arbitrage"). Portfolios that may be adversely affected by price arbitrage include those Portfolios that significantly invest in small cap equity securities, technology and other specific industry sector securities, and in certain fixed-income securities, such as high yield bonds.

A Portfolio that invests significantly in foreign securities may be particularly susceptible to strategies designed to exploit pricing inefficiencies. This is because foreign securities are typically traded on markets that close well before the time a Portfolio calculates its net asset value (typically at 4:00 p.m. Eastern Time), which gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities. The time zone differences among international stock markets can allow a market timer engaging in certain strategies to exploit differences in Portfolio share prices that are based on closing prices of foreign securities established some time before the Portfolio calculates its own share price (a type of price arbitrage referred to as "time zone arbitrage"). As discussed more fully below, the Trust has procedures, referred to as fair value pricing, that allow the Trust to adjust closing market prices of foreign securities to reflect what is believed to be the fair value of those securities at the time a Portfolio calculates its net asset value. While there is no assurance, the Portfolios expect that the use of fair value pricing will reduce a market timer's ability to engage in time zone arbitrage to the detriment of Portfolio shareholders.

VALUATION OF SHARES


Each Portfolio's net asset value ("NAV") per share is ordinarily determined once daily, as of the close of the regular session of business on the New York Stock Exchange (NYSE) (usually at 4:00 p.m., Eastern Time), on each day the NYSE is open. To the extent that the Portfolio's assets are traded in other markets when the NYSE is closed, the value of the Portfolio's assets may be effected on days when the Trust is not open for business. In addition, trading in some of the Portfolio's assets may not occur when the Trust is open for business.

NAV of a Portfolio share is computed by dividing the value of the net assets of the Portfolio by the total number of shares outstanding in the Portfolio. Share prices for any transaction are those next calculated after receipt of an order.


Except for money market instruments maturing in 60 days or less and foreign securities as discussed below, securities held by the Portfolios are valued at market value. If market values are not readily available, or if available market quotations are not reliable, securities are priced at their fair value as determined by the Valuation Committee of the Trust's Board of Trustees using procedures approved by the Board of Trustees. The Portfolios may use fair value pricing if the value of a security has been materially affected by events occurring before the Portfolio's calculation of NAV but after the close of the primary markets on which the security is traded. The Portfolios may also use fair value pricing if reliable market quotations are unavailable due to infrequent trading or if trading in a particular security was halted during the day and did not resume prior to the Portfolios' calculation of NAV. The use of fair value pricing has the effect of valuing a security based upon the price a Portfolio might reasonably expect to receive if it sold that security but does not guarantee that the security can be sold at the fair value price. Further, because of the inherent uncertainty of fair valuation, a fair valuation price may differ significantly from the value that would have been used had a ready market for the investment existed, and these differences could be material. With respect to any portion of a Portfolio's assets that is invested in other open-end investment companies, that portion of the Portfolio's NAV is calculated based on the NAV of that investment company, or, in the case of Underlying ETFs, the closing market quotation for its shares. The prospectus for the other investment company explains the circumstances and effects of fair value pricing for that investment company.

If applicable, each Portfolio will retain a third party pricing service to automatically fair value each of its investments that is traded principally on a foreign exchange or market, if any, subject to adjustment by the Trust's Valuation Committee. The Valuation Committee will regularly monitor and review the services provided by the pricing service to the Portfolios and periodically report to the Board on the pricing services' performance.

Money market instruments maturing in 60 days or less are valued on the amortized cost basis.

Securities of each Underlying ETF are valued at their last market quotation and securities of other investment companies are valued at net asset value as described in the investment company's prospectus.

FINANCIAL HIGHLIGHTS

The following financial highlights table is intended to help you understand each Portfolio's Class A, Class B, and Class E shares financial performance for its period of operation. Certain information reflects financial results for a single Portfolio share. Total return in each table shows how much an investment in a Portfolio would have increased (or decreased) during each period (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, whose report is included in the Annual Report of each Portfolio, which is available upon request.

                                       CYCLICAL GROWTH AND INCOME ETF PORTFOLIO


                                                                                  FOR THE PERIOD FROM
                                                                                      MAY 1, 2006
                                                                                    (COMMENCEMENT OF
                                                              FOR THE YEAR ENDED     OPERATIONS) TO
CLASS A                                                      DECEMBER 31, 2007(A) DECEMBER 31, 2006(A)
------------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                                  $11.13             $10.56
                                                                  ----------            -------
INCOME FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                                   0.32               0.25
NET REALIZED AND UNREALIZED GAINS                                       0.35               0.47
                                                                  ----------            -------
TOTAL FROM INVESTMENT OPERATIONS                                        0.67               0.72
                                                                  ----------            -------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                                 (0.00)*             (0.15)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS                        (0.00)*                 --
                                                                  ----------            -------
TOTAL DISTRIBUTIONS                                                  (0.00)*             (0.15)
                                                                  ----------            -------
NET ASSET VALUE, END OF PERIOD                                        $11.80             $11.13
                                                                  ----------            -------
TOTAL RETURN                                                           5.76%             6.81%+
                                                                  ----------            -------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                                 $1.6               $0.2
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                               0.54%            0.56%++
NET INVESTMENT INCOME                                                  2.67%            3.42%++
PORTFOLIO TURNOVER RATE                                                37.3%             23.2%+
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS BEFORE
REIMBURSEMENT BY THE MANAGER:                                     0.56%/(b)/            0.66%++

--------------------------------------------------------------------------------

*  Rounds to less than $0.005 per share

+  Non-annualized
++ Annualized
(a) Net investment income per share was calculated using average shares outstanding.

(b) Excludes effect of deferred expense reimbursement.

  CYCLICAL GROWTH AND INCOME ETF PORTFOLIO


                                                                                 FOR THE PERIOD FROM
                                                                                   OCTOBER 1, 2005
                                                             FOR THE YEARS ENDED   (COMMENCEMENT OF
                                                                DECEMBER 31,        OPERATIONS) TO
                                                             ------------------  DECEMBER 31, 2005(A)
CLASS B                                                       2007(A)    2006(A) --------------------
---------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                             $11.13  $10.11         $10.00
                                                             ----------  ------        -------
INCOME FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                              0.20    0.17           0.09
NET REALIZED AND UNREALIZED GAINS                                  0.44    1.02           0.08
                                                             ----------  ------        -------
TOTAL FROM INVESTMENT OPERATIONS                                   0.64    1.19           0.17
                                                             ----------  ------        -------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                            (0.00)*  (0.16)         (0.06)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS                   (0.00)*  (0.01)             --
                                                             ----------  ------        -------
TOTAL DISTRIBUTIONS                                             (0.00)*  (0.17)         (0.06)
                                                             ----------  ------        -------
NET ASSET VALUE, END OF PERIOD                                   $11.77  $11.13         $10.11
                                                             ----------  ------        -------
TOTAL RETURN                                                      5.40%  11.73%         1.65%+
                                                             ----------  ------        -------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                          $233.5  $203.6           $7.2
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                          0.77%   0.80%        0.80%++
NET INVESTMENT INCOME                                             1.73%   1.65%        3.31%++
PORTFOLIO TURNOVER RATE                                           37.3%   23.2%          3.5%+
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS BEFORE
REIMBURSEMENT BY THE MANAGER:                                0.79%/(b)/   0.84%        3.73%++

--------------------------------------------------------------------------------

*  Rounds to less than $0.005 per share

+  Non-annualized
++ Annualized
(a) Net investment income per share was calculated using average shares outstanding.

(b) Excludes effect of deferred expense reimbursement.

                                       CYCLICAL GROWTH AND INCOME ETF PORTFOLIO


                                                                                  FOR THE PERIOD FROM
                                                                                      MAY 1, 2006
                                                                                    (COMMENCEMENT OF
                                                              FOR THE YEAR ENDED     OPERATIONS) TO
CLASS E                                                      DECEMBER 31, 2007(A) DECEMBER 31, 2006(A)
------------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                                  $11.12             $10.56
                                                                  ----------            -------
INCOME FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                                   0.23               0.18
NET REALIZED AND UNREALIZED GAINS                                       0.42               0.52
                                                                  ----------            -------
TOTAL FROM INVESTMENT OPERATIONS                                        0.65               0.70
                                                                  ----------            -------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                                 (0.00)*             (0.14)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS                        (0.00)*                 --
                                                                  ----------            -------
TOTAL DISTRIBUTIONS                                                  (0.00)*             (0.14)
                                                                  ----------            -------
NET ASSET VALUE, END OF PERIOD                                        $11.77             $11.12
                                                                  ----------            -------
TOTAL RETURN                                                           5.58%             6.65%+
                                                                  ----------            -------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                                 $1.9               $1.1
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                               0.67%            0.70%++
NET INVESTMENT INCOME                                                  1.98%            2.52%++
PORTFOLIO TURNOVER RATE                                                37.3%             23.2%+
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS BEFORE
REIMBURSEMENT BY THE MANAGER:                                     0.69%/(b)/            0.79%++

--------------------------------------------------------------------------------

*  Rounds to less then $0.005 per share

+  Non-annualized
++ Annualized
(a) Net investment income per share was calculated using average shares outstanding.

(b) Excludes effect of deferred expense reimbursement

  CYCLICAL GROWTH ETF PORTFOLIO


                                                                                  FOR THE PERIOD FROM
                                                                                      MAY 1, 2006
                                                                                    (COMMENCEMENT OF
                                                              FOR THE YEAR ENDED     OPERATIONS) TO
CLASS A                                                      DECEMBER 31, 2007(A) DECEMBER 31, 2006(A)
------------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                                  $11.39             $10.76
                                                                  ----------            -------
INCOME FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                                   0.22               0.25
NET REALIZED AND UNREALIZED GAINS                                       0.48               0.53
                                                                  ----------            -------
TOTAL FROM INVESTMENT OPERATIONS                                        0.70               0.78
                                                                  ----------            -------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                                      --             (0.12)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS                             --             (0.03)
                                                                  ----------            -------
TOTAL DISTRIBUTIONS                                                       --             (0.15)
                                                                  ----------            -------
NET ASSET VALUE, END OF PERIOD                                        $12.09             $11.39
                                                                  ----------            -------
TOTAL RETURN                                                           6.15%             7.20%+
                                                                  ----------            -------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                                 $1.5               $0.3
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                               0.53%            0.57%++
NET INVESTMENT INCOME                                                  1.85%            3.33%++
PORTFOLIO TURNOVER RATE                                                20.2%             27.7%+
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS BEFORE
REIMBURSEMENT BY THE MANAGER:                                     0.54%/(b)/            0.63%++

--------------------------------------------------------------------------------
+  Non-annualized
++ Annualized
(a) Net investment income per share was calculated using average shares outstanding.

(b) Excludes effect of deferred expense reimbursement.

                                                  CYCLICAL GROWTH ETF PORTFOLIO


                                                                                 FOR THE PERIOD FROM
                                                                                   OCTOBER 1, 2005
                                                             FOR THE YEARS ENDED   (COMMENCEMENT OF
                                                                DECEMBER 31,        OPERATIONS) TO
                                                             ------------------  DECEMBER 31, 2005(A)
CLASS B                                                       2007(A)    2006(A) --------------------
---------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                             $11.39  $10.14         $10.00
                                                             ----------  ------        -------
INCOME FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                              0.15    0.13           0.10
NET REALIZED AND UNREALIZED GAINS                                  0.52    1.28           0.10
                                                             ----------  ------        -------
TOTAL FROM INVESTMENT OPERATIONS                                   0.67    1.41           0.20
                                                             ----------  ------        -------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                                 --  (0.12)         (0.06)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS                        --  (0.04)             --
                                                             ----------  ------        -------
TOTAL DISTRIBUTIONS                                                  --  (0.16)         (0.06)
                                                             ----------  ------        -------
NET ASSET VALUE, END OF PERIOD                                   $12.06  $11.39         $10.14
                                                             ----------  ------        -------
TOTAL RETURN                                                      5.88%  13.85%         2.04%+
                                                             ----------  ------        -------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                          $253.7  $235.3          $11.6
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                          0.77%   0.80%        0.80%++
NET INVESTMENT INCOME                                             1.25%   1.21%        3.85%++
PORTFOLIO TURNOVER RATE                                           20.2%   27.7%          6.2%+
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS BEFORE
REIMBURSEMENT BY THE MANAGER:                                0.78%/(b)/   0.82%        2.59%++

--------------------------------------------------------------------------------
+  Non-annualized
++ Annualized
(a) Net investment income per share was calculated using average shares outstanding.

(b) Excludes effect of expense reimbursement.

  CYCLICAL GROWTH ETF PORTFOLIO


                                                                                  FOR THE PERIOD FROM
                                                                                       MAY 1,2006
                                                                                    (COMMENCEMENT OF
                                                              FOR THE YEAR ENDED     OPERATIONS) TO
CLASS E                                                      DECEMBER 31, 2007(A) DECEMBER 31, 2006(A)
------------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                                  $11.39             $10.76
                                                                  ----------            -------
INCOME FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                                   0.21               0.18
NET REALIZED AND UNREALIZED GAINS                                       0.47               0.60
                                                                  ----------            -------
TOTAL FROM INVESTMENT OPERATIONS                                        0.68               0.78
                                                                  ----------            -------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                                      --             (0.12)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS                             --             (0.03)
                                                                  ----------            -------
TOTAL DISTRIBUTIONS                                                       --             (0.15)
                                                                  ----------            -------
NET ASSET VALUE, END OF PERIOD                                        $12.07             $11.39
                                                                  ----------            -------
TOTAL RETURN                                                           5.97%             7.15%+
                                                                  ----------            -------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                                 $3.5               $1.2
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                               0.68%            0.72%++
NET INVESTMENT INCOME                                                  1.70%            2.38%++
PORTFOLIO TURNOVER RATE                                                20.2%             27.7%+
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS BEFORE
REIMBURSEMENT BY THE MANAGER:                                     0.69%/(b)/            0.77%++

--------------------------------------------------------------------------------
+  Non-annualized
++ Annualized
(a) Net investment income per share was calculated using average shares outstanding.

(b) Excludes effect of deferred expense reimbursement.

FOR MORE INFORMATION

If you would like more information about a Portfolio, the following documents are available to you free upon request:

ANNUAL/SEMI-ANNUAL REPORTS

Contain additional information about a Portfolio's performance. In a Portfolio's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION ("SAI")

Provides a fuller technical and legal description of the Portfolio's policies, investment restrictions, and business structure. The SAI is legally considered to be a part of this Prospectus.

IF YOU WOULD LIKE A COPY OF THE CURRENT VERSIONS OF THESE DOCUMENTS, OR OTHER INFORMATION ABOUT A PORTFOLIO, CONTACT:

                          MET INVESTORS SERIES TRUST
                                 5 PARK PLAZA
                                  SUITE 1900
                           IRVINE, CALIFORNIA 92614

                                 800-848-3854

Free copies of the SAI and Annual and Semi-Annual Reports are available at the following website: www.metlifeinvestors.com/MIST.

Information about a Portfolio, including the Annual and Semi-annual Reports and SAI, may also be obtained from the Securities and Exchange Commission ('SEC"):

[_] IN PERSONReview and copy documents in the SEC's Public Reference Room in
             Washington, D.C. (for information call 202-551-8090).

[_] ON LINE  Retrieve information from the EDGAR database on the SEC's web site at: http://www.sec.gov.

[_] BY MAIL  Request documents, upon payment of a duplicating fee, by writing to SEC, Public Reference Section, Washington, D.C. 20549 or by e-mailing the SEC at publicinfo@sec.gov.

                             SEC FILE # 811-10183

                                 MET INVESTORS
                            S E R I E S   T R U S T




                    MFS(R) Research International Portfolio



                         PIMCO Total Return Portfolio


                      Class A, Class B and Class E Shares


                                __PROSPECTUS__


                                APRIL 28, 2008



Like all securities, these securities have not been approved or disapproved by the

Securities and Exchange Commission, nor has the Securities and Exchange

Commission passed upon the accuracy or adequacy of this Prospectus.

           Any representation to the contrary is a criminal offense.

                           ____TABLE OF CONTENTS____


                                                             PAGE

           INTRODUCTION                                       3
              Understanding the Trust                         3
              Understanding the Portfolios                    3

           THE PORTFOLIOS                                     5

             INVESTMENT SUMMARY                               5
              MFS(R) Research International Portfolio         6
              PIMCO Total Return Portfolio                    10

             PRIMARY RISKS OF INVESTING IN THE PORTFOLIOS     15
             ADDITIONAL INVESTMENT STRATEGIES                 18
             MANAGEMENT                                       29
              The Manager                                     29
              The Advisers                                    29
              Distribution Plans                              30

           YOUR INVESTMENT                                    31
              Shareholder Information                         31
              Dividends, Distributions and Taxes              32
              Sales and Purchases of Shares                   33

           FINANCIAL HIGHLIGHTS                               37

           FOR MORE INFORMATION                           Back Cover

INTRODUCTION

UNDERSTANDING THE TRUST


Met Investors Series Trust (the "Trust") is an open-end management investment company that offers a selection of fifty-two managed investment portfolios or mutual funds, only two of which are offered through this Prospectus (the "Portfolios"). Each of the two Portfolios described in this Prospectus has its own investment objective designed to meet different investment goals. Please see the Investment Summary section of this Prospectus for specific information on each Portfolio.


  INVESTING THROUGH A VARIABLE INSURANCE CONTRACT


  Class A, Class B and Class E shares of the Portfolios are currently only sold to separate accounts of Metropolitan Life Insurance Company and certain of its affiliates (collectively, "MetLife" or the "Insurance Companies") to fund the benefits under certain individual flexible premium variable life insurance policies and individual and group variable annuity contracts (collectively, "Contracts"). As a Contract owner, your premium payments are allocated to one or more of the Portfolios in accordance with your Contract.

  A particular Portfolio or class of a Portfolio of the Trust may not be available under the Contract you have chosen. The prospectus for the Contracts shows the Portfolios and classes available to you. Please read this Prospectus carefully before selecting a Portfolio. It provides information to assist you in your decision. If you would like additional information about a Portfolio, please request a copy of the Statement of Additional Information ("SAI"). For details about how to obtain a copy of the SAI and other reports and information, see the back cover of this Prospectus. The SAI is incorporated by reference into this Prospectus.


  Some of the Portfolios have names and investment objectives that are very similar to certain publicly available mutual funds that are managed by the same investment advisers. The Portfolios in this Prospectus are not those publicly available mutual funds and will not have the same performance. Different performance will result from such factors as different implementation of investment policies, different investment restrictions, different cash flows into and out of the Portfolios, different fees, and different asset sizes.

UNDERSTANDING THE PORTFOLIOS

After this Introduction you will find an Investment Summary for each Portfolio. Each Investment Summary presents important facts about a Portfolio, including information about its investment objective, principal investment strategy, primary risks, fees and expenses and past performance.


Each of the Portfolios falls into one of two categories of funds: equity funds and fixed income funds. A particular type of Portfolio may be more appropriate for you depending upon your investment needs.



 PLEASE SEE THE CONTRACT PROSPECTUS FOR A DETAILED EXPLANATION OF YOUR CONTRACT.

DESCRIPTION OF TYPES OF FUNDS:

  EQUITY FUNDS

  Although they may involve more risk, historically, equity securities such as common stocks have offered higher returns than bonds or other investments over the long term. A domestic equity fund principally invests in equity securities of U.S. companies and may also, to a minor extent, invest in securities of companies located outside the United States. An international equity fund principally invests in the equity securities of companies located outside the United States.

  FIXED INCOME FUNDS

  Fixed income securities are securities that pay a specified rate of return. Historically, fixed income funds are not as volatile as equity funds. These funds may lend stability to a portfolio made up primarily of stocks.

--------------------------------------------------------------------------------

BEFORE YOU CHOOSE A PORTFOLIO, PLEASE CONSIDER...

All of the Portfolios involve risk, but there is also the potential for reward. You can lose money--and you can make money. The Portfolios are structured so that each offers a different degree of risk and reward than others.

WHAT RISK/REWARD LEVEL IS FOR YOU? ASK YOURSELF THE FOLLOWING:
(1) HOW WELL DO I HANDLE FLUCTUATIONS IN MY ACCOUNT VALUE?

    The greater the degree of risk for a Portfolio, the more its price is likely to move up and down on a day to day basis. If this makes you uncomfortable, you may prefer an investment that is less risky and that may not fluctuate in price as much.

(2) AM I LOOKING FOR A HIGHER RATE OF RETURN?

    Generally, the higher the potential return, the higher the risk. If you find the potential to make money is worth the possibility of losing more, then a Portfolio with higher risk may be right for you.

A final note: These Portfolios are designed for long-term investment.

                                THE PORTFOLIOS

INVESTMENT SUMMARY

Each Portfolio's summary discusses the following:

    INVESTMENT OBJECTIVE
    What is the Portfolio's investment goal?

    PRINCIPAL INVESTMENT STRATEGY
    How does the Portfolio attempt to achieve its investment goal? What types of investments does it contain? What style of investing and investment philosophy does it follow?

    PRIMARY RISKS
    What are the specific risks of investing in the Portfolio?

    PAST PERFORMANCE
    How well has the Portfolio performed over time?

    FEES AND EXPENSES
    What is the cost of investing in the Portfolio?

In addition to its principal investment strategy, each Portfolio may invest in various types of securities and engage in various investment techniques and practices which are not the principal focus of the Portfolio and therefore are not described in the Investment Summary section of the Prospectus. These other securities and investment techniques and practices in which a Portfolio may engage, together with their risks, are briefly discussed in "Additional Investment Strategies" in this Prospectus.

Following the Investment Summary is the section entitled "Primary Risks of Investing in the Portfolios" which lists some of the factors that may affect the value of a Portfolio's investments.

The SAI provides more detailed information regarding the various types of securities that a Portfolio may purchase and certain investment techniques and practices of its Adviser.

The Contracts may be sold by banks. AN INVESTMENT IN A PORTFOLIO OF THE TRUST THROUGH A CONTRACT IS NOT A DEPOSIT OR OBLIGATION OF, OR GUARANTEED BY, ANY BANK, AND IS NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY OF THE U.S. GOVERNMENT.


 EACH PORTFOLIO IN THIS PROSPECTUS IS A MUTUAL FUND: A POOLED INVESTMENT THAT IS PROFESSIONALLY MANAGED AND THAT GIVES YOU THE OPPORTUNITY TO PARTICIPATE IN FINANCIAL MARKETS. EACH PORTFOLIO STRIVES TO REACH ITS STATED INVESTMENT OBJECTIVE, WHICH CAN BE CHANGED WITHOUT SHAREHOLDER APPROVAL. AS WITH ALL MUTUAL FUNDS, THERE IS NO GUARANTEE THAT A PORTFOLIO WILL ACHIEVE ITS INVESTMENT OBJECTIVE.


 A PORTFOLIO'S ADVISER MAY SELL A PORTFOLIO SECURITY WHEN THE VALUE OF THE INVESTMENT REACHES OR EXCEEDS ITS ESTIMATED FAIR VALUE, TO TAKE ADVANTAGE OF MORE ATTRACTIVE INVESTMENT OPPORTUNITIES, WHEN THE ISSUER'S INVESTMENT FUNDAMENTALS BEGIN TO DETERIORATE, WHEN THE PORTFOLIO MUST MEET REDEMPTIONS, OR FOR OTHER INVESTMENT REASONS.

                    MFS(R) RESEARCH INTERNATIONAL PORTFOLIO

INVESTMENT OBJECTIVE:

Capital appreciation.

PRINCIPAL INVESTMENT STRATEGY:

The Portfolio normally invests its assets primarily in foreign equity securities, including emerging market equity securities.

The Portfolio may invest a relatively high percentage of its assets in a single country, a small number of countries, or a particular geographic region.

In selecting investments for the Portfolio, the Portfolio's Adviser is not constrained to any particular investment style. The Portfolio's Adviser may invest the Portfolio's assets in the stocks of companies it believes to have above average earnings growth potential compared to other companies (growth companies), in the stocks of companies it believes are undervalued compared to their perceived worth (value companies), or in a combination of growth and value companies.

The Portfolio may invest in companies of any size.

A team of investment research analysts selects investments for the Portfolio. The Portfolio's Adviser allocates the Portfolio's assets to analysts by broad market sectors. The Adviser uses a bottom-up approach in buying and selling investments for the Portfolio.

Investments are selected primarily based on fundamental analysis of issuers and their potential in light of their current financial condition and industry position, and market, economic, political, and regulatory conditions. Factors considered may include analysis of earnings, cash flows, competitive position, and management ability. Quantitative analysis of these and other factors may also be considered.

PRIMARY RISKS:


The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail starting on page 15, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:


  .  Market risk

  .  Foreign investment risk

  .  Market capitalization risk

  .  Investment style risk

The Portfolio may invest a substantial amount of its assets in issuers located in a single country, a limited number of countries, or a particular geographic region. If the Portfolio focuses its investments in this manner, it assumes the risk that economic, political and social conditions in those countries or regions will have a significant impact on its investment performance.

In addition, investments in emerging markets include all of the risks of investments in foreign securities and are subject to severe price declines. The economic and political structures of developing nations, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity. Such countries may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners and economics based on only a few industries. For these reasons, all of the risks of investing in foreign securities are heightened by investing in emerging markets countries. The markets of developing countries have been more volatile than the markets of developed countries with more mature economies. These markets often have provided significantly higher or lower rates of return than developed markets, and significantly greater risks, to investors.

PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

The bar chart below shows you the performance of the Portfolio's Class B shares, the Portfolio's oldest Class, for each full calendar year since its inception and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart.

               Year-by-Year Total Return as of 12/31 of Each Year

                                    [CHART]


   02     03       04      05       06       07
-------  ------  ------  ------   ------   ------
-11.80%  32.04%  19.56%  16.42%   26.56%   13.29%

High Quarter: 4th - 2003 +15.97%
Low Quarter:  3rd - 2002 -14.58%



 PORTFOLIO MANAGEMENT:


..  Massachusetts Financial Services Company see page 30

..  For financial highlights see page 37

The table below compares the Portfolio's Class A, Class B and Class E shares' average annual compounded total returns for the 1- and 5-year periods and from inception through 12/31/07 with the Morgan Stanley Capital International Europe, Australia and Far East ("MSCI EAFE") Index, a widely recognized unmanaged index which is an aggregate of 15 individual country indices that collectively represent many of the major markets of the world, and the MSCI ACWI (All Country World Index), a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. As of June 2007 the MSCI ACWI consisted of 48 country indices comprising 23 developed and 25 emerging market country indices. The developed market country indices included are: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States. The emerging market country indices included are: Argentina, Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Israel, Jordan, Korea, Malaysia, Mexico, Morocco, Pakistan, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand, and Turkey. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.


       Average Annual Total Return as of 12/31/07
---------------------------------------------------------
                                        Since   Inception
                       1 Year 5 Years Inception   Date
---------------------- ------ ------- --------- ---------
Class A                13.60%  21.65%   11.74%    5/1/01
Class B                13.29%  21.39%   10.37%   2/12/01
Class E                13.38%  21.49%   15.54%  10/31/01
MSCI EAFE Index        11.63%  22.08%    8.90%*
MSCI All Country World
 (Ex.-U.S.) Index      17.12%  24.52%   10.75%*
*Index performance is from 2/1/01.


FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2007, and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                          Class A Class B Class E
----------------------------------------- ------- ------- -------
Management Fee                             0.70%   0.70%   0.70%
-----------------------------------------------------------------
12b-1 Fees                                 None    0.25%   0.15%
-----------------------------------------------------------------
Other Expenses                             0.09%   0.09%   0.09%
-----------------------------------------------------------------
Total Annual Portfolio Operating Expenses  0.79%   1.04%   0.94%
-----------------------------------------------------------------

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES

         Class A  Class B  Class E
-----------------------------------
1 Year   $     81 $    107 $     96
-----------------------------------
3 Years  $    253 $    333 $    301
-----------------------------------
5 Years  $    440 $    577 $    522
-----------------------------------
10 Years $    981 $  1,276 $  1,159
-----------------------------------

                         PIMCO TOTAL RETURN PORTFOLIO

INVESTMENT OBJECTIVE:

Maximum total return, consistent with the preservation of capital and prudent investment management.

PRINCIPAL INVESTMENT STRATEGY:


The Portfolio seeks to achieve its investment objective by investing under normal circumstances at least 65% of its net assets in a diversified portfolio of fixed income instruments of varying maturities. The average portfolio duration of the Portfolio normally varies within two years (plus or minus) of the duration of the Lehman Brothers Aggregate Bond Index.


Principal investments include fixed income securities issued by the U.S. government, its subdivisions, agencies or government-sponsored enterprises, or derivatives on them or related indices; mortgage related securities, including stripped mortgage-related securities; corporate bonds and notes and asset-backed securities; commercial paper and other money market instruments; and fixed income securities issued by foreign governments or their subdivisions, agencies and other government-sponsored enterprises and companies that are denominated in U.S. dollars or foreign currencies, some of which may be issued by governments in emerging market countries; other fixed income securities, including structured notes such as hybrid or "indexed" securities and event-linked bonds; loan participations and assignments; delayed funding loans; revolving credit facilities; debt securities issued by states or local governments and their agencies, authorities and other government-sponsored enterprises; and obligations of international agencies or supranational entities. The Portfolio may invest up to 30% of its total assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. The Portfolio may invest up to 15% of its total assets in securities and instruments that are economically tied to emerging market countries. Foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) normally will be limited to 20% of the Portfolio's total assets.

The Portfolio may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities. In addition, the Portfolio may engage in forward commitments, when-issued and delayed delivery securities transactions. The Portfolio may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The "total return" sought by the Portfolio consists of income earned on the Portfolio's investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security.

PRIMARY RISKS:


The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail starting on page 15, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:


  .  Market risk

  .  Interest rate risk

  .  Credit risk

  .  Foreign investment risk

  .  High yield debt security risk

Mortgage-related securities may be issued or guaranteed by the U.S. Government, its agencies or instrumentalities or may be issued by private issuers and as such are not guaranteed by the U.S. Government, its agencies or instrumentalities. Like other debt securities, changes in interest rates generally affect the value of a mortgage-backed security. Additionally, some mortgage-backed securities may be structured so that they may be particularly sensitive to interest rates.

Investments in mortgage-related securities are also subject to special risks of prepayment. Prepayment risk occurs when the issuer of a security can prepay the principal prior to the security's maturity. Securities subject to prepayment risk, including the collateralized mortgage obligations and other mortgage-related securities that the Portfolio can buy, generally offer less potential for gains when prevailing interest rates decline, and have greater potential for loss when interest rates rise depending upon the coupon of the underlying securities. The impact of prepayments on the price of a security may be difficult to predict and may increase the volatility of the price. In addition, early repayment of mortgages underlying these securities may expose the Portfolio to a lower rate of return when it reinvests the principal. Further, the Portfolio may buy mortgage-related securities at a premium. Accelerated prepayments on those securities could cause the Portfolio to lose a portion of its principal investment represented by the premium the Portfolio paid.

If interest rates rise rapidly, prepayments may occur at slower rates than expected, which could have the effect of lengthening the expected maturity of a short- or medium-term security. That could cause its value to fluctuate more widely in response to changes in interest rates. In turn, this could cause the value of the Portfolio's shares to fluctuate more.

Non-mortgage asset-backed securities are not issued or guaranteed by the U.S. Government or its agencies or government-sponsored entities. In the event of a failure of these securities or of mortgage-related securities issued by private issuers to pay interest or repay principal, the assets backing these securities such as automobiles or credit card receivables may be insufficient to support the payments on the securities.

In addition, investments in emerging markets include all of the risks of investments in foreign securities and are subject to severe price declines. The economic and political structures of developing nations, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity. Such countries may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners and economies based on only a few industries. For these reasons, all of the risks of investing in foreign securities are heightened by investing in emerging market countries. The markets of developing countries have been more volatile than the markets of developed countries with more mature economies. These markets often have provided significantly higher or lower rates of return than developed markets, and significantly greater risks, to investors.

The Portfolio's investments in derivatives can significantly increase the Portfolio's exposure to market risk or credit risk of the counterparty. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the relevant assets, rates and indices.

The use of credit default transactions is a highly specialized activity that involves investment techniques and risks that are different from those associated with ordinary portfolio securities transactions. If the Adviser is incorrect in its forecasts of the interest rates, currency exchange rates or market values or its assessments of the credit risks, relevant to these transactions that it enters, the investment performance of the Portfolio may be less favorable than it would have been if the Portfolio had not entered into them.

Because these arrangements are bi-lateral agreements between the Portfolio and its counterparty, each party is exposed to the risk of default by the other. In addition, they may involve a small investment of cash compared to the risk assumed with the result that small changes may produce disproportionate and substantial gains or losses to the Portfolio. However, the Portfolio's obligations under swap agreements generally are collateralized by cash or government securities based on the amount by which the value of the payments that the Portfolio is required to pay exceed the value of the payments that its counterparty is required to make. The Portfolio segregates liquid assets equal to any difference between that excess and the amount of collateral that they are required to provide. Conversely, the Portfolio requires their counterparties to provide collateral on a comparable basis except in those instances in which the Adviser is satisfied with the claims paying ability of the counterparty without such collateral.

PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

The bar chart below shows you the performance of the Portfolio's Class B shares, the Portfolio's oldest Class, for each full calendar year since its inception and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart.

               Year-by-Year Total Return as of 12/31 of Each Year

                                    [CHART]


  02      03     04     05      06     07
------  ------  -----  -----  -----  -----
 9.29%   4.31%  4.98%  2.25%  4.52%  7.56%

 High Quarter:   3rd - 2007    +4.15%
 Low Quarter:    2nd - 2004    -2.03%


The table below compares the Portfolio's Class A, Class B and Class E shares' average annual compounded total returns for the 1- and 5-year periods and from inception through 12/31/07 with the Lehman Brothers Aggregate Bond Index, a widely recognized unmanaged index which is a broad measure of the taxable bonds in the U.S. market, with maturities of at least one year. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.

        Average Annual Total Return as of 12/31/07
-----------------------------------------------------------
                                          Since   Inception
                          1 Year 5 Year Inception   Date
------------------------- ------ ------ --------- ---------
Class A                    7.85%  4.96%   6.15%     5/1/01
Class B                    7.56%  4.71%   5.73%    2/12/01
Class E                    7.63%  4.81%   5.10%   10/31/01
Lehman Brothers Aggregate
 Bond Index                6.96%  4.42%   5.63%*
* Index performance is from 1/31/01.

FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2007, as adjusted to assume that current contractual fees and expenses were in effect for all of 2007, and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.



 PORTFOLIO MANAGEMENT:


..  Pacific Investment Management Company LLC see page 30

..  For financial highlights see page 40

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                          Class A Class B Class E
-----------------------------------------------------------------
Management Fee                             0.48%   0.48%   0.48%
-----------------------------------------------------------------
12b-1 Fees                                 None    0.25%   0.15%
-----------------------------------------------------------------
Other Expenses                             0.04%   0.04%   0.04%
-----------------------------------------------------------------
Total Annual Portfolio Operating Expenses  0.52%   0.77%   0.67%
-----------------------------------------------------------------

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES

         Class A  Class B  Class E
-----------------------------------
1 Year   $     53 $     79 $     69
-----------------------------------
3 Years  $    167 $    247 $    215
-----------------------------------
5 Years  $    291 $    429 $    374
-----------------------------------
10 Years $    654 $    957 $    837
-----------------------------------

PRIMARY RISKS OF INVESTING IN THE PORTFOLIOS

One or more of the following primary risks may apply to your Portfolio. Please see the Investment Summary for your particular Portfolio to determine which risks apply and for a discussion of other risks that may apply to the Portfolio. Please note that there are many other circumstances that could adversely affect your investment and prevent a Portfolio from reaching its objective, which are not described here.

MARKET RISK


A Portfolio's share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including disappointing corporate earnings, adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or a company may deteriorate. In addition, an assessment by a Portfolio's Adviser of particular companies may prove incorrect, resulting in losses or poor performance by those holdings, even in a rising market. A Portfolio could also miss attractive investment opportunities if its Adviser underweights markets or industries where there are significant returns, and could lose value if the Adviser overweights markets or industries where there are significant declines.


Stocks purchased in initial public offerings (IPOs) have a tendency to fluctuate in value significantly shortly after the IPO relative to the price at which they were purchased. These fluctuations could impact the net asset value and return earned on the Portfolio's shares.

INTEREST RATE RISK

The values of debt securities are subject to change when prevailing interest rates change. When interest rates go up, the value of debt securities and certain dividend paying stocks tends to fall. If your Portfolio invests a significant portion of its assets in debt securities or stocks purchased primarily for dividend income and interest rates rise, then the value of your investment may decline. Alternatively, when interest rates go down, the value of debt securities and certain dividend paying stocks may rise.

Interest rate risk will affect the price of a fixed income security more if the security has a longer maturity because changes in interest rates are increasingly difficult to predict over longer periods of time. Fixed income securities with longer maturities will therefore be more volatile than other fixed income securities with shorter maturities. Conversely, fixed income securities with shorter maturities will be less volatile but generally provide lower returns than fixed income securities with longer maturities. The average maturity and duration of a Portfolio's fixed income investments will affect the volatility of the Portfolio's share price.

CREDIT RISK

The value of debt securities is directly affected by an issuer's ability to pay principal and interest on time. If your Portfolio invests in debt securities, the value of your investment may be adversely affected when an issuer fails to pay an obligation on a timely basis. A Portfolio may also be subject to credit risk to the extent it engages in transactions, such as securities loans, repurchase agreements or certain derivatives, which involve a promise by a third party to honor an obligation to the Portfolio. Such third party may be unwilling or unable to honor its financial obligations.

HIGH YIELD DEBT SECURITY RISK

High yield debt securities, or junk bonds, are securities which are rated below "investment grade" or are not rated, but are of equivalent quality. High yield debt securities range from those for which the prospect for repayment of principal and interest is predominantly speculative to those which are currently in default on principal or interest payments. A Portfolio with high yield debt securities may be more susceptible to credit risk and market risk than a Portfolio that invests only in higher quality debt securities because these lower-rated debt securities are less secure financially and more sensitive to downturns in the economy. In addition, the secondary market for such securities may not be as liquid as that for more highly rated debt securities. As a result, a Portfolio's Adviser may find it more difficult to sell these securities or may have to sell them at lower prices.

You should understand that high yield securities are not generally meant for short-term investing. When a Portfolio invests in high yield securities it generally seeks to receive a correspondingly higher return to compensate it for the additional credit risk and market risk it has assumed.

FOREIGN INVESTMENT RISK

Investments in foreign securities involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject:

  . These risks may include the seizure by the government of company assets, excessive taxation, withholding taxes on dividends and interest, limitations on the use or transfer of portfolio assets, and political or social instability.

  . Enforcing legal rights may be difficult, costly and slow in foreign countries, and there may be special problems enforcing claims against foreign governments.

  . Foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there may be less public information about their operations.

  .  Foreign markets may be less liquid and more volatile than U.S. markets.

  . Foreign securities often trade in currencies other than the U.S. dollar, and a Portfolio may directly hold foreign currencies and purchase and sell foreign currencies. Changes in currency exchange rates will affect a Portfolio's net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of foreign securities. An increase in the strength of the U.S. dollar relative to these other currencies may cause the value of a Portfolio to decline. Certain foreign currencies may be particularly volatile, and foreign governments may intervene in the currency markets, causing a decline in value or liquidity of a Portfolio's foreign currency or securities holdings.

  . Costs of buying, selling and holding foreign securities, including brokerage, tax and custody costs, may be higher than those involved in domestic transactions.

MARKET CAPITALIZATION RISK

Stocks fall into three broad market capitalization categories--large, medium and small. Investing primarily in one category carries the risk that due to current market conditions that category may be out of favor. If valuations of large capitalization companies appear to be greatly out of proportion to the valuations of small or medium capitalization companies, investors may migrate to the stocks of small and mid-sized companies causing a Portfolio that invests in these companies to increase in value more rapidly than a Portfolio that invests in larger, fully-valued companies. Larger more established companies may also be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion. Investing in medium and small capitalization companies may be subject to special risks associated with narrower product lines, more limited financial resources, smaller management groups, and a more limited trading market for their stocks as compared with larger companies. Securities of smaller capitalization issuers may therefore be subject to greater price volatility and may decline more significantly in market downturns than securities of larger companies. In some cases, these companies may be relatively new issuers (I.E., those having continuous operating histories of less than three years) which carries other risks in addition to the risks of other medium and small capitalization companies. New issuers may be more speculative because such companies are relatively unseasoned. These companies will often be involved in the development or marketing of a new product with no established market, which could lead to significant losses.

INVESTMENT STYLE RISK

Different investment styles tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. A Portfolio may outperform or underperform other funds that employ a different investment style. A Portfolio may also employ a combination of styles that impact its risk characteristics. Examples of different investment styles include growth and value investing. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's growth of earnings potential. Also, since growth companies usually invest a high portion of earnings in their business, growth stocks may lack the dividends of some value stocks that can cushion stock prices in a falling market. Growth oriented funds will typically underperform when value investing is in favor. Value stocks are those which are undervalued in comparison to their peers due to adverse business developments or other factors. Value investing carries the risk that the market will not recognize a security's inherent value for a long time, or that a stock judged to be undervalued may actually be appropriately priced or overvalued. Value oriented funds will typically underperform when growth investing is in favor.

ADDITIONAL INVESTMENT STRATEGIES

In addition to the principal investment strategies discussed in each individual Portfolio's Investment Summary, a Portfolio, as indicated in the chart below, may at times invest a portion of its assets in the investment strategies and may engage in certain investment techniques as described below. The SAI provides a more detailed discussion of certain of these and other securities and indicates if a Portfolio is subject to any limitations with respect to a particular investment strategy. These strategies and techniques may involve risks. ALTHOUGH A PORTFOLIO THAT IS NOT IDENTIFIED BELOW IN CONNECTION WITH A PARTICULAR STRATEGY OR TECHNIQUE GENERALLY HAS THE ABILITY TO ENGAGE IN SUCH A TRANSACTION, ITS ADVISER CURRENTLY INTENDS TO INVEST LITTLE, IF ANY, OF THE PORTFOLIO'S ASSETS IN THAT STRATEGY OR TECHNIQUE. (PLEASE NOTE THAT SOME OF THESE STRATEGIES MAY BE A PRINCIPAL INVESTMENT STRATEGY FOR A PARTICULAR PORTFOLIO AND CONSEQUENTLY ARE ALSO DESCRIBED IN THAT PORTFOLIO'S INVESTMENT SUMMARY.) The Portfolios are not limited by this discussion and may invest in other types of securities not precluded by the policies discussed elsewhere in this Prospectus.

                                                                                                 MFS(R)       PIMCO
                                                                                                RESEARCH      TOTAL
                                                                                              INTERNATIONAL  RETURN
                                                                                                PORTFOLIO   PORTFOLIO
BRADY BONDS                                                                                                     X
---------------------------------------------------------------------------------------------------------------------
COLLATERALIZED MORTGAGE OBLIGATIONS                                                                             X
---------------------------------------------------------------------------------------------------------------------
CONVERTIBLE SECURITIES                                                                              X           X
---------------------------------------------------------------------------------------------------------------------
DEPOSITARY RECEIPTS                                                                                 X           X
---------------------------------------------------------------------------------------------------------------------
DERIVATIVES:
---------------------------------------------------------------------------------------------------------------------
OPTIONS                                                                                             X           X
---------------------------------------------------------------------------------------------------------------------
FUTURES                                                                                             X           X
---------------------------------------------------------------------------------------------------------------------
DIRECT PARTICIPATION IN CORPORATE LOANS                                                                         X
---------------------------------------------------------------------------------------------------------------------
DOLLAR ROLL TRANSACTIONS                                                                                        X
---------------------------------------------------------------------------------------------------------------------
FOREIGN CURRENCY TRANSACTIONS                                                                       X           X
---------------------------------------------------------------------------------------------------------------------
FOREIGN DEBT SECURITIES                                                                             X           X
---------------------------------------------------------------------------------------------------------------------
FOREIGN EQUITY SECURITIES                                                                           X
---------------------------------------------------------------------------------------------------------------------
FORWARD COMMITMENTS, WHEN-ISSUED AND DELAYED DELIVERY SECURITIES                                    X           X
---------------------------------------------------------------------------------------------------------------------
HIGH QUALITY SHORT-TERM DEBT OBLIGATIONS INCLUDING BANKERS' ACCEPTANCES, COMMERCIAL PAPER AND
CERTIFICATES OF DEPOSIT ISSUED OR GUARANTEED BY BANK HOLDING COMPANIES IN THE U.S., THEIR
SUBSIDIARIES AND FOREIGN BRANCHES OR OF THE WORLD BANK; VARIABLE AMOUNT MASTER DEMAND NOTES
AND VARIABLE RATE NOTES ISSUED BY U.S. AND FOREIGN CORPORATIONS                                     X           X
---------------------------------------------------------------------------------------------------------------------
HIGH YIELD/HIGH RISK DEBT SECURITIES                                                                            X
---------------------------------------------------------------------------------------------------------------------
HYBRID INSTRUMENTS                                                                                              X
---------------------------------------------------------------------------------------------------------------------
ILLIQUID AND RESTRICTED SECURITIES                                                                  X           X
---------------------------------------------------------------------------------------------------------------------
INDEXED SECURITIES                                                                                  X           X
---------------------------------------------------------------------------------------------------------------------
INTEREST RATE TRANSACTIONS                                                                                      X
---------------------------------------------------------------------------------------------------------------------
INVESTMENT GRADE DEBT SECURITIES                                                                    X           X
---------------------------------------------------------------------------------------------------------------------
INVESTMENTS IN OTHER INVESTMENT COMPANIES INCLUDING PASSIVE FOREIGN INVESTMENT COMPANIES            X           X
---------------------------------------------------------------------------------------------------------------------
MORTGAGE-BACKED SECURITIES, INCLUDING GNMA CERTIFICATES, MORTGAGE-BACKED BONDS                      X           X
---------------------------------------------------------------------------------------------------------------------
MUNICIPAL SECURITIES                                                                                            X
---------------------------------------------------------------------------------------------------------------------
NON-MORTGAGE ASSET-BACKED SECURITIES                                                                            X
---------------------------------------------------------------------------------------------------------------------
PIK (PAY-IN-KIND) DEBT SECURITIES AND ZERO-COUPON BONDS                                                         X
---------------------------------------------------------------------------------------------------------------------
PREFERRED STOCKS                                                                                    X           X
---------------------------------------------------------------------------------------------------------------------
REAL ESTATE INVESTMENT TRUSTS                                                                       X           X
---------------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS                                                                               X           X
---------------------------------------------------------------------------------------------------------------------
REVERSE REPURCHASE AGREEMENTS                                                                                   X
---------------------------------------------------------------------------------------------------------------------
RIGHTS AND WARRANTS                                                                                 X
---------------------------------------------------------------------------------------------------------------------
SECURITIES LOANS                                                                                    X           X
---------------------------------------------------------------------------------------------------------------------
SHORT SALES (AGAINST THE BOX)                                                                       X           X
---------------------------------------------------------------------------------------------------------------------
STRUCTURED NOTES                                                                                                X
---------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT SECURITIES                                                                          X           X
---------------------------------------------------------------------------------------------------------------------

BRADY BONDS. Brady Bonds are collateralized or uncollateralized fixed income securities created through the exchange of existing commercial bank loans to public and private entities in certain emerging markets for new bonds in connection with debt restructurings. Brady Bonds have been issued only in the last decade and, accordingly do not have a long payment history. These securities are subject to credit risk and interest rate risk.

COLLATERALIZED MORTGAGE OBLIGATIONS (CMOS). CMOs are fixed income securities secured by mortgage loans and other mortgage-backed securities and are generally considered to be derivatives. CMOs may be issued or guaranteed by the U.S. Government or its agencies or instrumentalities or collateralized by a portfolio of mortgages or mortgage-related securities guaranteed by such an agency or instrumentality or may be non-U.S. Government guaranteed.

CMOs carry general fixed income securities risks, such as credit risk and interest rate risk, and risks associated with mortgage-backed securities, including prepayment risk, which is the risk that the underlying mortgages or other debt may be refinanced or paid off prior to their maturities during periods of declining interest rates. In that case, an Adviser may have to reinvest the proceeds from the securities at a lower rate. Potential market gains on a security subject to prepayment risk may be more limited than potential market gains on a comparable security that is not subject to prepayment risk.

CONVERTIBLE SECURITIES. Convertible securities are preferred stocks or bonds that pay a fixed dividend or interest payment and are convertible into common stock at a specified price or conversion ratio.

Traditionally, convertible securities have paid dividends or interest rates higher than common stocks but lower than nonconvertible securities. They generally participate in the appreciation or depreciation of the underlying stock into which they are convertible, but to a lesser degree. These securities are also subject to market risk, interest rate risk and credit risk.

DEPOSITARY RECEIPTS. Depositary receipts are receipts for shares of a foreign-based corporation that entitle the holder to dividends and capital gains on the underlying security. Receipts include those issued by domestic banks (American Depositary Receipts), foreign banks (Global or European Depositary Receipts), and broker-dealers (depositary shares).

These instruments are subject to market risk and foreign investment risk.

DERIVATIVES. Derivatives are used to limit risk in a Portfolio or to enhance investment return, and have a return tied to a formula based upon an interest rate, index, price of a security, or other measurement. Derivatives include options, futures, forward contracts and related products.

Options are the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price.

Futures are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date.

Forward contracts are contracts to purchase or sell a specified amount of a financial instrument for an agreed upon price at a specified time.

Derivatives may be used to hedge against an opposite position that a Portfolio holds. Any loss generated by the derivatives should be offset by gains in the hedged investment. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains or result in losses or missed opportunities. In addition, derivatives that are used for hedging the Portfolio in specific securities may not fully offset the underlying positions. The counterparty to a derivatives contract also could default. Derivatives that involve leverage could magnify losses.

Derivatives may also be used to maintain a Portfolio's exposure to the market, manage cash flows or to attempt to increase income. Using derivatives for purposes other than hedging is speculative and involves greater risks. In many foreign countries, futures and options markets do not exist or are not sufficiently developed to be effectively used by a Portfolio that invests in foreign securities.

DIRECT PARTICIPATION IN CORPORATE LOANS. By purchasing a loan, the Portfolio acquires some or all of the interest of a bank or other lending institution in a loan to a corporate borrower. Many such loans are secured, and most impose restrictive covenants which must be met by the borrower. These loans are made generally to finance internal growth, mergers, acquisitions, stock repurchases, leveraged buy-outs and other corporate activities. Such loans may be in default at the time of purchase. The Portfolio may also purchase trade or other claims against companies, which generally represent money owed by the company to a supplier of goods or services. These claims may also be purchased at a time when the company is in default. Certain of the loans acquired by a Portfolio may involve revolving credit facilities or other standby financing commitments which obligate the Portfolio to pay additional cash on a certain date or on demand.

The highly leveraged nature of many such loans may make such loans especially vulnerable to adverse changes in economic or market conditions. Loans and other direct investments may not be in the form of securities or may be subject to restrictions on transfer, and only limited opportunities may exist to resell such instruments. As a result, the Portfolio may be unable to sell such investments at an opportune time or may have to resell them at less than fair market value.

DOLLAR ROLL TRANSACTIONS. Mortgage dollar rolls are transactions in which the Portfolio sells securities for delivery in the current month and simultaneously contracts with the same counter-party to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date. During the roll period, the Portfolio loses the right to receive principal (including prepayments of principal) and interest paid on the securities sold. However, the Portfolio would benefit to the extent of any difference between the price received for the securities sold and the lower forward price for the future purchase (often referred to as the "drop") or fee income plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. Unless such benefits exceed the income, capital appreciation and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of the Portfolio compared with what such performance would have been without the use of mortgage dollar rolls. Accordingly, the benefits derived from the use of mortgage dollar rolls depend upon the Adviser's ability to manage mortgage prepayments. There is no assurance that mortgage dollar rolls can be successfully employed. All cash proceeds will be invested in instruments that are permissible investments for the Portfolio.

The Portfolio will maintain until the settlement date the segregation, either on the records of the Adviser or with the Trust's custodian, of cash or other liquid securities in an amount equal to the forward purchase price.

FOREIGN CURRENCY TRANSACTIONS. Foreign currency transactions are entered into for the purpose of hedging against foreign exchange risk arising from the Portfolio's investment or anticipated investment in securities denominated in foreign currencies. The Portfolio also may enter into these contracts for purposes of increasing exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. Foreign currency transactions include the purchase of foreign currency on a spot (or cash) basis, contracts to purchase or sell foreign currencies at a future date (forward contracts), the purchase and sale of foreign currency futures contracts, and the purchase of exchange traded and over-the-counter call and put options on foreign currency futures contracts and on foreign currencies.

These hedging transactions do not eliminate fluctuations in the underlying prices of the securities which the Portfolio owns or intends to purchase or sell. They simply establish a rate of exchange which can be achieved at some future point in time.

Foreign currency exchange rates may fluctuate significantly over short periods of time. A forward foreign currency exchange contract reduces the Portfolio's exposure to changes in the value of the currency it will deliver and increases its exposure to changes in the value of the currency it will exchange into. Contracts to sell foreign currency will limit any potential gain which might be realized by the Portfolio if the value of the hedged currency increases. In the case of forward contracts entered into for the purpose of increasing return, the Portfolio may sustain losses which will reduce its gross income. Forward foreign currency exchange contracts also involve the risk that the party with which the Portfolio enters the contract may fail to perform its obligations to the Portfolio. The purchase and sale of foreign currency futures contracts and the purchase of call and put options on foreign currency futures contracts and on foreign currencies involve certain risks associated with derivatives.

FOREIGN DEBT SECURITIES. Foreign debt securities are issued by foreign corporations and governments. They may include Eurodollar obligations and Yankee bonds.

Foreign debt securities are subject to foreign investment risk, credit risk and interest rate risk. Securities in developing countries are also subject to the additional risks associated with emerging markets.

FOREIGN EQUITY SECURITIES. Foreign equity securities are subject to foreign investment risk in addition to the risks applicable to domestic equity securities, such as market risk.

FORWARD COMMITMENTS, WHEN-ISSUED AND DELAYED DELIVERY SECURITIES. Forward commitments, when-issued and delayed delivery securities generally involve the purchase of a security with payment and delivery at some time in the future--I.E., beyond normal settlement. The Portfolios do not earn interest on such securities until settlement and bear the risk of market value fluctuations in between the purchase and settlement dates. New issues of stocks and bonds, private placements and U.S. Government securities may be sold in this manner.

HIGH QUALITY SHORT-TERM DEBT OBLIGATIONS, INCLUDING BANKERS' ACCEPTANCES, COMMERCIAL PAPER AND CERTIFICATES OF DEPOSIT ISSUED OR GUARANTEED BY BANK HOLDING COMPANIES IN THE U.S., THEIR SUBSIDIARIES AND FOREIGN BRANCHES OR OF THE WORLD BANK; VARIABLE AMOUNT MASTER DEMAND NOTES AND VARIABLE RATE NOTES ISSUED BY U.S. AND FOREIGN CORPORATIONS.

Commercial paper is a short-term debt obligation with a maturity ranging from one to 270 days issued by banks, corporations, and other borrowers to investors seeking to invest idle cash.

Variable amount master demand notes differ from ordinary commercial paper in that they are issued pursuant to a written agreement between the issuer and the holder, their amounts may be increased from time to time by the holder (subject to an agreed maximum) or decreased by the holder or the issuer, they are payable on demand, the rate of interest payable on them varies with an agreed formula and they are typically not rated by a rating agency. Transfer of such notes is usually restricted by the issuer, and there is no secondary trading market for them. Any variable amount master demand note purchased by a Portfolio will be regarded as an illiquid security.

These instruments are subject to credit risk, interest rate risk and foreign investment risk.

HIGH YIELD/HIGH RISK DEBT SECURITIES. High yield/high risk debt securities are securities that are rated below investment grade by the primary rating agencies (e.g., BB or lower by S&P and Ba or lower by Moody's). Other terms commonly used to describe such securities include "lower rated bonds," "noninvestment grade bonds," and "junk bonds."

High yield/high risk debt securities are subject to high yield debt security risk as described in "Primary Risks of Investing in the Portfolios" above.

HYBRID INSTRUMENTS. Hybrid instruments are a form of a derivative and combine the elements of futures contracts or options with those of debt, preferred equity or a depositary instrument. They are often indexed to the price of a commodity, particular currency, or a domestic or foreign debt or equity security index. Examples of hybrid instruments include debt instruments with interest or principal payments or redemption terms determined by reference to the value of a currency or commodity or securities index at a future point in time or preferred stock with dividend rates determined by reference to the value of a currency.

Hybrids may bear interest or pay dividends at below market (or even relatively nominal) rates. Under certain conditions, the redemption value of the instrument could be zero. Hybrids can have volatile prices and limited liquidity and their use by the Portfolio may not be successful.

ILLIQUID AND RESTRICTED SECURITIES. Each Portfolio may invest a portion of its assets in restricted and illiquid securities, which are investments that the Portfolio cannot easily resell within seven days at current value or that have contractual or legal restriction on resale. Restricted securities include those which are not registered under the Securities Act of 1933, as amended (the "1933 Act"), and are purchased directly from the issuer or in the secondary market (private placements).

If the Portfolio buys restricted or illiquid securities it may be unable to quickly resell them or may be able to sell them only at a price below current value or could have difficulty valuing these holdings precisely.

In recent years, however, a large institutional market has developed for certain securities that are not registered under the 1933 Act, including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

INDEXED SECURITIES. A Portfolio may invest in indexed securities whose value is linked to foreign currencies, interest rates, commodities, indices or other financial indicators. Most indexed securities are short to intermediate term fixed income securities whose values at maturity (I.E., principal value) or interest rates rise or fall according to changes in the value of one or more specified underlying instruments. Indexed securities may be positively or negatively indexed (I.E., their principal value or interest rates may increase or decrease if the underlying instrument appreciates), and may have return characteristics similar to direct investments in the underlying instrument or to one or more options on the underlying instrument. Indexed securities may be more volatile than the underlying instrument itself and could involve the loss of all or a portion of the principal amount of, or interest on, the instrument.

INTEREST RATE TRANSACTIONS. Interest rate transactions are hedging transactions such as interest rate swaps and the purchase or sale of interest rate caps and floors. They are used by a Portfolio in an attempt to protect the value of its investments from interest rate fluctuations. Interest rate swaps involve the exchange by the Portfolio with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate floor. The Adviser to the Portfolio enters into these transactions on behalf of the Portfolio primarily to preserve a return or spread on a particular investment or portion of its portfolio or to protect against any increase in the price of securities the Portfolio anticipates purchasing at a later date. The Portfolio will not sell interest rate caps or floors that it does not own.

There is the risk that the Adviser may incorrectly predict the direction of interest rates resulting in losses to the Portfolio.

INVESTMENT GRADE DEBT SECURITIES. Investment grade debt securities are securities rated in one of the four highest rating categories by S&P, Moody's or other nationally recognized rating agency. These securities are subject to interest rate risk and credit risk. Securities rated in the fourth investment category by a nationally recognized rating agency (e.g., BBB by S&P and Baa by Moody's) may have speculative characteristics.

INVESTMENTS IN OTHER INVESTMENT COMPANIES, INCLUDING PASSIVE FOREIGN INVESTMENT COMPANIES. When the Portfolio invests in another investment company, it must bear the management and other fees of the investment company, in addition to its own expenses. As a result, the Portfolio may be exposed to duplicate expenses which could lower its value. Investments in passive foreign investment companies also are subject to foreign investment risk.

Passive foreign investment companies are any foreign corporations which generate certain amounts of passive income or hold certain amounts of assets for the production of passive income. Passive income includes dividends, royalties, rent, and annuities.

MORTGAGE-BACKED SECURITIES, INCLUDING GNMA CERTIFICATES, MORTGAGE-BACKED BONDS AND STRIPPED MORTGAGE-BACKED SECURITIES. Mortgage-backed securities include securities backed by Ginnie Mae and Fannie Mae as well as by private issuers. These securities represent collections (pools) of commercial and residential mortgages. These securities are generally pass-through securities, which means that principal and interest payments on the underlying securities (less servicing fees) are passed through to shareholders on a pro rata basis.

These securities carry general fixed income security risks, such as credit risk and interest rate risk, as well as prepayment risk.

MUNICIPAL SECURITIES. Municipal securities are debt obligations issued by local, state and regional governments that provide interest income that is exempt from federal income tax. These securities are subject to interest rate risk and credit risk.

NON-MORTGAGE ASSET-BACKED SECURITIES. Non-mortgage asset-backed securities include equipment trust certificates and interests in pools of receivables, such as motor vehicle installment purchase obligations and credit card receivables. Such securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in the underlying pools of assets. This means that principal and interest payments on the underlying securities (less servicing fees) are passed through to shareholders on a pro rata basis.

The value of some asset-backed securities may be particularly sensitive to changes in prevailing interest rates, and like other fixed income investments, the ability of the Portfolio to successfully use these instruments may depend in part upon the ability of an Adviser to forecast interest rates and other economic factors correctly.

PIK (PAY-IN-KIND) DEBT SECURITIES AND ZERO-COUPON BONDS. PIK debt securities are debt obligations which provide that the issuer may, at its option, pay interest on such bonds in cash or in the form of additional debt obligations. Such investments benefit the issuer by mitigating its need for cash to meet debt service, but also require a higher rate of return to attract investors who are willing to defer receipt of such cash.

Zero-coupon bonds are bonds that provide for no current interest payment and are sold at a discount. These investments pay no interest in cash to its holder during its life and usually trade at a deep discount from their face or par value. These investments may experience greater volatility in market value due to changes in interest rates than debt obligations which make regular payments of interest. The Portfolio will accrue income on such investments for tax accounting purposes, as required, which is distributable to shareholders and which, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities to satisfy the Portfolio's distribution obligations.

These securities are subject to credit risk and interest rate risk.

PREFERRED STOCKS. Preferred stocks are equity securities that generally pay dividends at a specified rate and have preference over common stock in the payment of dividends and liquidation. Preferred stock generally does not carry voting rights.

Preferred stocks are subject to market risk. In addition, because preferred stocks pay fixed dividends, an increase in interest rates may cause the price of a preferred stock to fall.


REAL ESTATE INVESTMENT TRUSTS. REITs are entities which invest in commercial and other real estate properties. Risks associated with investments in securities of companies in the real estate industry include: decline in the value of real estate; risks related to general and local economic conditions; overbuilding and increased competition; increases in property taxes and operating expenses; changes in zoning laws; casualty or condemnation losses; variations in rental income; changes in neighborhood values; the appeal of properties to tenants; and increases in interest rates. In addition, equity REITs may be affected by changes in the values of the underlying property owned by the trusts, while mortgage REITs may be affected by the quality of credit extended. REITs are dependent upon management skills, may not be diversified and are subject to the risks of financing projects. Such REITs are also subject to heavy cash flow dependency, defaults by borrowers, self liquidation and the possibility of failing to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended (the "Code"), and to maintain exemption from the 1940 Act. In the event an issuer of debt securities collateralized by real estate defaults, it is conceivable that the REITs could end up holding the underlying real estate. The Portfolio, as a shareholder of a REIT, bears a portion of the REIT's annual operating expenses.


REPURCHASE AGREEMENTS. Repurchase agreements involve the purchase of a security by a Portfolio and a simultaneous agreement by the seller (generally a bank or dealer) to repurchase the security from the Portfolio at a specified date or upon demand. This technique offers a method of earning income on idle cash.

Repurchase agreements involve credit risk, I.E., the risk that the seller will fail to repurchase the security, as agreed. In that case, the Portfolio will bear the risk of market value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security.

REVERSE REPURCHASE AGREEMENTS.   Reverse repurchase agreements involve the sale
of a security by a Portfolio to another party (generally a bank or dealer) in return for cash and an agreement by the Portfolio to buy the security back at a specified price and time.

Reverse repurchase agreements will be used primarily to provide cash to satisfy unusually high redemption requests or for other temporary or emergency purposes. Reverse repurchase agreements are considered a form of borrowing by the Portfolio and, therefore, are a form of leverage. Leverage may cause any gains or losses of the Portfolio to be magnified.

RIGHTS AND WARRANTS.   Warrants basically are options to purchase equity
securities at specific prices valid for a specific period of time. Their prices do not necessarily move parallel to the prices of the underlying securities. Rights are similar to warrants, but normally have a short duration and are distributed directly by the issuer to its shareholders. Rights and warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer. These investments carry the risk that they may be worthless to the Portfolio at the time it may exercise its rights, due to the fact that the underlying securities have a market value less than the exercise price. Warrants also include Low Exercise Call Warrants or other structured securities for the purpose of gaining exposure to stocks in difficult to access foreign local markets.

SECURITIES LOANS. For purposes of realizing additional income, a Portfolio may lend securities to broker-dealers or institutional investors approved by the Board of Trustees of the Trust. All securities loans will be made pursuant to agreement requiring the loans to be continuously secured by collateral in cash or high grade debt obligations at least equal at all times to the market value of the loaned securities. The borrower pays to the Portfolio an amount equal to any dividends or interest received on loaned securities. The Portfolio retains all or a portion of the interest received on investment of cash collected or receives a fee from the borrower.

The risk in lending portfolio securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral, or in the recovery of the securities or possible loss of rights in their collateral should the borrower fail financially.

SHORT SALES. Short sales are sales of securities that the seller does not own. The seller must borrow the securities to make delivery to the buyer. A short sale may be uncollateralized or against-the-box. A short sale is "against-the-box" if at all times when the short position is open, the seller owns an equal amount of the securities sold short or securities convertible into, or exchanged without further consideration for, securities of the same issue as the securities sold short.

The price of securities purchased to replace borrowed securities sold short may be greater than proceeds received in the short sale resulting in a loss to the Portfolio.

STRUCTURED NOTES. A form of hybrid investment, structured notes are derivatives on which the amount of principal repayment and/or interest payments is based upon the movement of one or more factors. Structured notes are interests in entities organized and operated for the purpose of restructuring the investment characteristics of debt obligations. Structured notes are typically sold in private placement transactions, and there currently is no active trading market for structured notes.

Structured notes are also subject to credit risk and interest rate risk and can have volatile prices.

U.S. GOVERNMENT SECURITIES. U.S. Government securities include direct obligations of the U.S. Government that are supported by its full faith and credit, like Treasury bills and GNMA certificates. Treasury bills have initial maturities of less than one year, Treasury notes have initial maturities of one to ten years and Treasury bonds may be issued with any maturity but generally have maturities of at least ten years. U.S. Government securities also include indirect obligations of the U.S. Government that are issued by federal agencies and government-sponsored entities, like bonds and notes issued by the Federal Home Loan Bank and Fannie Mae. Unlike Treasury securities, agency securities generally are not backed by the full faith and credit of the U.S. Government. Some agency securities are supported by the right of the issuer to borrow from the Treasury, others are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations and others are supported only by the credit of the sponsoring agency.

U.S. Government securities are subject to interest rate risk. Credit risk is remote.

DEFENSIVE INVESTMENTS


Under adverse market or economic conditions, a Portfolio could invest for temporary defensive purposes some or all of its assets in money market securities or utilize other investment strategies that may be inconsistent with a Portfolio's principal investment strategy. Temporary defensive instruments generally include U.S. government securities, bank time deposits denominated in the currency of any major nation, commercial paper and repurchase agreements. The Adviser may also invest in these types of securities or hold cash while looking for suitable investment opportunities or to maintain liquidity. Although a Portfolio would employ these measures only in seeking to avoid losses, they could reduce the benefit from an upswing in the market or prevent the Portfolio from meeting its investment objective.


PORTFOLIO TURNOVER


The Portfolios' Advisers will sell a security when they believe it is appropriate to do so, regardless of how long a Portfolio has owned that security. Buying and selling securities generally involves some expense to a Portfolio, such as commissions paid to brokers and other transaction costs. Generally speaking, the higher a Portfolio's annual portfolio turnover rate, the greater its brokerage costs. Increased brokerage costs may adversely affect a Portfolio's performance. MFS(R) Research International Portfolio generally intends to purchase securities for long-term investment and therefore will have a relatively low turnover rate. Annual turnover rate of 100% or more is considered high and will result in increased costs to the Portfolios. PIMCO Total Return Portfolio generally will have annual turnover rates of 100% or more.


DOWNGRADES IN FIXED INCOME DEBT SECURITIES

Unless required by applicable law, the Portfolios are not required to sell or dispose of any debt security that either loses its rating or has its rating reduced after a Portfolio purchases the security.

MANAGEMENT

The Trust's Board of Trustees is responsible for managing the business affairs of the Trust. The Trustees meet periodically to review the affairs of the Trust and to establish certain guidelines which the Manager and Advisers are expected to follow in implementing the investment policies and objectives of the Trust. The Trustees also review the management of the Portfolios' assets by the Advisers. Information about the Trustees and executive officers of the Trust is contained in the SAI.

THE MANAGER


Met Investors Advisory, LLC (the "Manager"), 5 Park Plaza, Suite 1900, Irvine, California 92614, has overall responsibility for the general management and administration of all of the Portfolios. The Manager selects and pays the fees of the Advisers for each of the Trust's Portfolios and monitors each Adviser's investment program. The Manager is an affiliate of MetLife.


As compensation for its services to the Portfolios, the Manager receives monthly compensation at an annual rate of a percentage of the average daily net assets of each Portfolio. The management fees for each Portfolio are:


PORTFOLIO                               MANAGEMENT FEE
MFS(R) Research International Portfolio 0.80% of first $200 million of such assets plus
                                        0.75% of such assets over $200 million up to $500 million
                                        plus 0.70% of such assets over $500 million up to $1 billion plus 0.65% of such assets over $1 billion
----------------------------------------------------------------------------------------------------
PIMCO Total Return Portfolio            0.50% of first $1.2 billion of such assets plus
                                        0.475% of such assets over $1.2 billion
----------------------------------------------------------------------------------------------------


A discussion regarding the basis of the decision of the Trust's Board of Trustees' to approve the Management Agreement with the Manager and the investment advisory agreements with the Advisers is available in each Portfolio's annual report.



THE ADVISERS

Under the terms of the agreements between each Adviser and the Manager, the Adviser will develop a plan for investing the assets of each Portfolio, select the assets to be purchased and sold by each Portfolio, select the broker-dealer or broker-dealers through which the Portfolio will buy and sell its assets, and negotiate the payment of commissions, if any, to those broker-dealers. Each Adviser follows the investment policies set by the Manager and the Board of Trustees for each of the Portfolios. Day-to-day management of the investments in each Portfolio is the responsibility of the Adviser's portfolio managers. The portfolio managers of each Portfolio are indicated below following a brief description of each Adviser. The SAI provides additional information about each committee member's or portfolio manager's compensation, other accounts managed and the person's ownership of securities in the Portfolio.

The Trust and the Manager have received an exemptive order from the Securities and Exchange Commission that permits the Manager, subject to certain conditions, and without the approval of shareholders to: (a) employ a new unaffiliated investment adviser for a Portfolio pursuant to the terms of a new investment advisory agreement, in each case either as a replacement for an existing Adviser or as an additional Adviser; (b) change the terms of any investment advisory agreement; and (c) continue the employment of an existing Adviser on the same advisory contract terms where a contract has been assigned because of a change in control of the Adviser. In such circumstances, shareholders would receive notice of such action, including the information concerning the new Adviser that normally is provided in a proxy statement.

The Manager pays each Adviser a fee based on the Portfolio's average daily net assets. No Portfolio is responsible for the fees paid to each of the Advisers.


MASSACHUSETTS FINANCIAL SERVICES COMPANY ("MFS"), 500 Boylston Street, Boston, Massachusetts 02116, is the Adviser to the MFS(R) Research International Portfolio of the Trust. MFS is America's oldest mutual fund organization. MFS is a subsidiary of Sun Life of Canada (U.S.) Financial Services Holdings Inc., which in turn is an indirect majority owned subsidiary of Sun Life Financial, Inc. (a diversified financial services company). MFS and its predecessor organizations have a history of money management dating from 1924 and the founding of the first mutual fund, Massachusetts Investors Trust. Net assets under the management of the MFS organization were approximately $198 billion as of December 31, 2007.

  . The Portfolio is managed by a committee of research analysts under the general supervision of THOMAS MELENDEZ and JOSE LUIS GARCIA.

  . MR. MELENDEZ, an investment officer of MFS, joined MFS in 2002 as an associate portfolio manager with more than ten years experience, including three years as an Emerging Market Product Specialist for Schroders North America, two years as a General Manager for Schroders Argentina and three years as a Vice President, Latin American Fund Manager for Schroders Capital Management International, London.

  . MR. GARCIA, an investment officer of MFS and global equity research analyst, joined MFS in 2002. Prior to joining MFS, Mr. Garcia was Chief Executive Officer of Telefonica B2B in Mexico City for two years and for two years prior to that position, Principal of Texas Pacific Group.

PACIFIC INVESTMENT MANAGEMENT COMPANY LLC ("PIMCO"), 840 Newport Center Drive, Newport Beach, California 92660, is the Adviser to the PIMCO Total Return Portfolio of the Trust. PIMCO, a Delaware limited liability company, is a majority-owned subsidiary of Allianz Global Investors of America L.P. ("AGI LP"). Allianz SE is the indirect majority owner of AIG LP. Allianz SE is a European-based, multinational insurance and financial services holding company. Pacific Life Insurance Company holds an indirect minority interest in AGI LP. As of December 31, 2007, PIMCO had approximately $746.3 billion in assets under management.

  . WILLIAM H. GROSS, CFA, Managing Director and co-chief investment officer, was a founding partner of PIMCO in 1971.

DISTRIBUTION PLANS

The Portfolio has adopted for its Class B and Class E shares a plan pursuant to Rule 12b-1 under the 1940 Act (the "Plan") and pursuant to the Plan, entered into a Distribution

Agreement with MetLife Investors Distribution Company, located at 5 Park Plaza, Suite 1900, Irvine, California 92614. MetLife Investors Distribution Company is an affiliate of the Manager, and serves as principal underwriter for the Trust. The Plan permits the use of Trust assets to help finance the distribution of the shares of the Portfolio. Under the Plan, the Trust, on behalf of the Portfolio, is permitted to pay to various service providers up to 0.50% for Class B and up to 0.25% for Class E of the average daily net assets of the Portfolio allocated, as applicable, to Class B and Class E shares as payment for services rendered in connection with the distribution of the shares of the Portfolio. Currently, payments with respect to Class B and Class E shares are limited to 0.25% and 0.15%, respectively, of average net assets, which amount may be increased to the full Plan amount by the Trustees of the Trust without shareholder approval. Because these fees are paid out of Trust assets on an on-going basis, over time these costs will increase the cost of your investment and may cost you more than other types of sales charges.


YOUR INVESTMENT

SHAREHOLDER INFORMATION

The separate accounts of MetLife are the record owners of the Portfolios' shares. Any reference to the shareholder in this Prospectus technically refers to those separate accounts and not to you, the Contract owner. The legal rights of you, the Contract owner, are different from the legal rights of the record owner.

However, MetLife is required to solicit instructions from Contract owners when voting on shareholder issues. Any voting by MetLife as shareholder would therefore reflect the actual votes of Contract owners. Neither the Securities and Exchange Commission nor MetLife requires any specific minimum percentage of Contract owners to vote in order for MetLife to echo vote the remaining unvoted votes. MetLife seeks to obtain a reasonable level of turnout given the particular voting trend. MetLife may use various methods of encouraging Contract owners to vote, including additional solicitations. The practice of echo voting means that a minority of Contract owners may, in practice, determine whether an item passes or fails. Please see "Voting Rights" in the prospectus for the Contracts accompanying this Prospectus for more information on your voting rights.

DISCLOSURE OF PORTFOLIO HOLDINGS

Shares of the Trust are offered only to separate accounts of the Insurance Companies. The following information is generally made available on one or more of the Insurance Company websites (including www.metlifeinvestors.com): (i) the ten largest portfolio holdings of each Portfolio; (ii) unless the Adviser has objected, the percentage of the Portfolio's net assets that each of the portfolio holdings represents; and (iii) the percentage of the Portfolio's net assets that these holdings represent in the aggregate. Unless the Adviser has objected, this information is posted on the website as early as on or about the tenth business day following the calendar quarter and no later than on or about the first business day of the second month following the calendar quarter. The Trust may exclude any portion of these holdings from the posting when deemed in the best interest of the Trust. These postings generally remain until replaced by new postings as described above. For these purposes, a Portfolio's ten largest portfolio holdings are not considered to include swaps, futures, or forward currency transactions or transactions transmitted to the Trust's custodian after certain established cut-off times.

A description of the Portfolios' policies and procedures with respect to the disclosure of the Portfolios' portfolio securities is available in the SAI.

DIVIDENDS, DISTRIBUTIONS AND TAXES

DIVIDENDS AND DISTRIBUTIONS

Each Portfolio intends to distribute substantially all of its net investment income, if any. Each Portfolio distributes its dividends from its net investment income to MetLife's separate accounts at least once a year and not to you, the Contract owner. These distributions are in the form of additional shares and not cash. The result is that a Portfolio's investment performance, including the effect of dividends, is reflected in the cash value of the Contracts. Please see the Contract prospectus accompanying this Prospectus for more information.

All net realized long- or short-term capital gains of each Portfolio are also declared once a year and reinvested in the Portfolio.

TAXES

Please see the Contract prospectus accompanying this Prospectus for a discussion of the tax impact on you resulting from the income taxes the separate accounts owe as a result of their ownership of a Portfolio's shares and their receipt of dividends and capital gains.

Each Portfolio expects to qualify and to continue to qualify as a regulated investment company under Subchapter M of the Code. As qualified, a Portfolio is not subject to federal income tax on that part of its taxable income that it distributes to you. Taxable income consists generally of net investment income, and any capital gains. It is each Portfolio's intention to distribute all such income and gains.

Shares of each Portfolio are currently offered only to the separate accounts of MetLife. Separate accounts are insurance company separate accounts that fund life insurance policies and annuity contracts. Under the Code, an insurance company pays no tax with respect to income of a qualifying separate account when the income is properly allocable to the value of eligible variable annuity or variable life insurance contracts. For a discussion of the taxation of life insurance companies and the separate accounts, as well as the tax treatment of the policies and annuity contracts and the holders thereof, see the discussion of federal income tax considerations included in the prospectus for the Contracts.

Section 817(h) of the Code and the regulations thereunder impose "diversification" requirements on the assets underlying a Contract. Each Portfolio intends to maintain diversification which will allow each Contract to satisfy these requirements. These requirements are in addition to the diversification requirements imposed on each Portfolio by Subchapter M and the 1940 Act. Technically, the section 817(h) requirements provide that, with limited exceptions, as of the end of each calendar quarter or within thirty days thereafter no more than 55% of the assets underlying a Contract may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments, and no more than 90% by any four investments. For this purpose, an investment in a Portfolio is treated not as a single investment but as an investment in each asset owned by the Portfolio, so long as shares of the Portfolio are owned only by separate accounts of insurance companies, by qualified pension and retirement plans, and by a limited class of other investors. The Portfolios are and will be so owned. Thus so long as each Portfolio meets the section 817(h) diversification tests, each Contract will also meet those tests. See the prospectus for the Contracts.

The foregoing is only a summary of some of the important federal income tax considerations generally affecting a Portfolio and you; see the SAI for a more detailed discussion. You are urged to consult your tax advisers.

REPORT TO POLICYHOLDERS

The fiscal year of each Portfolio ends on December 31 of each year. The Trust will send to you, at least semi-annually, reports which show the Portfolios' composition and other information. An annual report, with audited information, will be sent to you each year.

SALES AND PURCHASES OF SHARES


The Trust does not sell its shares directly to the public. The Trust continuously sells Class A, Class B and Class E shares of the Portfolios only to the separate accounts of MetLife to fund Contracts. The Trust could also offer shares to other separate accounts of other insurers if approved by the Board of Trustees.


PURCHASE AND REDEMPTION OF SHARES


MetLife Investors Distribution Company is the principal underwriter and distributor of the Trust's shares. MetLife Investors Distribution Company places orders for the purchase or redemption of shares of each Portfolio based on, among other things, the amount of net Contract premiums or purchase payments transferred to the separate accounts, transfers to or from a separate account investment division and benefit payments to be effected on a given date pursuant to the terms of the Contract. Such orders are effected, without sales charge, at the net asset value per share for each Portfolio determined on that same date. The Trust reserves the right to reject or limit all or part of any purchase or exchange order for any reason.


The Portfolios are available as investment options under a number of different variable insurance products, many of which do not limit the number of transfers among the available underlying funds. A large number of transfers could raise transaction costs for a Portfolio and could require the Adviser to maintain increased cash reserves, which could harm performance in rising markets.


Shares of the Portfolios are sold and redeemed at their net asset value without the imposition of any sales commission or redemption charge. Class A shares are not subject to a Rule 12b-1 fee. Class B and Class E shares are subject to a Rule 12b-1 fee of 0.25% and 0.15%, respectively, of average daily net assets. (However, certain sales or other charges may apply to the Contract, as described in the Contract prospectus.) Under certain circumstances, redemption proceeds may be paid in securities or other property rather than in cash if the Manager determines it is in the best interests of the Trust.

MARKET TIMING

The Trust's Board of Trustees has adopted certain procedures, described below, to discourage certain types of trading in Portfolio shares that may be harmful to long-term investors, specifically (i) trading that is designed to exploit pricing inefficiencies and thereby dilute the returns of long-term investors; or (ii) frequent trading by an investor that generates sufficiently volatile cash flows to be disruptive to a portfolio manager's ability to manage a Portfolio's assets ((i) or (ii), "market timing"). The Trust is not intended for investment by market timers. The Trust does not knowingly accommodate market timing in any Portfolio and, to the Trust's knowledge, there are no arrangements currently in place that are designed to permit any contract owner to engage in market timing. As discussed above, the Trust reserves the right to reject or limit all or part of any purchase or exchange order for any reason.


The Trust requires that the insurance company separate accounts that invest in the Portfolios have in place policies and procedures reasonably designed to detect and deter market timing in the separate accounts by contract owners. In addition, the Manager monitors cashflows of certain Portfolios identified as presenting pricing inefficiencies that could potentially be exploited by market timers, and, with respect to each Portfolio, conducts certain tests to help detect cash outflows or cashflow volatility that may be disruptive to a portfolio manager's ability to manage the Portfolio. If, based on such monitoring, the Manager believes (i) that a Portfolio's cash flows may reflect a pattern of market timing or (ii) that a Portfolio's cash flows may reflect frequent trading that is disruptive to the management of the Portfolio and it is appropriate given the context of the cash flow volatility (e.g., type of Portfolio, amount of assets), the Manager will refer the matter to the appropriate insurance company or companies.

Further, in accordance with Rule 22c-2 under the 1940 Act, the Trust has contracted with insurance separate accounts to enable it to request and receive information regarding transactions in the shares of the Trust's Portfolios and limit transactions that violate the Trust's policies on market timing.


If the Trust finds that any insurance company has in place inadequate policies and procedures, with respect to a particular separate account, to detect and deter market timing in Portfolio shares and there is evidence of market timing in that separate account, the Trust or any of its Portfolios may be discontinued as an investment option of that separate account. In such an event, all contract owners of such separate account would no longer be able to make new investments in the Trust or any of its Portfolios. The Trust reserves the right to modify this policy, including any procedures established from time to time to effectuate this policy, at any time without notice.

LIMITATIONS ON THE TRUST'S ABILITY TO DETECT AND DETER MARKET TIMING

The Portfolios are available as investment options under a number of different variable insurance products. Owners of these variable insurance products transfer value among sub- accounts of the insurance company separate accounts by contacting the insurance companies. The resulting purchases and redemptions of Portfolio shares are made through omnibus accounts of the insurance companies. The right of an owner of such a variable insurance product to transfer among sub-accounts is governed by a contract between the insurance company and such owner. Many of these contracts do not limit the number of transfers among the available underlying funds that a contract owner may make. The terms of these contracts, the presence of financial intermediaries (including the insurance companies) between the Trust and contract owners, the utilization of omnibus accounts by these intermediaries and other factors such as state insurance laws may limit the Trust's ability to detect and deter market timing. Multiple tiers of such financial intermediaries may further compound the Trust's difficulty in detecting and deterring such market timing activities.

RISKS ASSOCIATED WITH MARKET TIMING GENERALLY

While the Trust will try to detect and deter market timing by utilizing the procedures described above, these procedures may not be successful in identifying or deterring market timing. By realizing profits through short-term trading, contract owners that engage in market timing activities may dilute the value of shares held by long-term investors. Cashflow volatility resulting from frequent trading of Portfolio shares, especially involving large dollar amounts, may disrupt a portfolio manager's ability to manage the Portfolio's assets. Frequent trading may be disruptive if it makes it difficult for a Portfolio to implement its long-term investment strategies, for example by causing the Portfolio to maintain a higher level of its assets in cash to accommodate such frequent trading. Frequent trading may also be disruptive if it forces a Portfolio to sell portfolio securities at inopportune times to raise cash to accommodate such trading activity. In addition, frequent trading may cause a Portfolio to incur increased expenses. For example, as a result of such frequent trading, a Portfolio may be forced to liquidate investments and thereby incur increased brokerage costs and realization of taxable capital gains without attaining any investment advantage. All of these factors may adversely affect Portfolio performance.

Associated with an investment in a Portfolio that itself invests in securities that are, for example, thinly traded, traded infrequently, or relatively less liquid is the risk that the current market price for the securities may not accurately reflect current market values. A market timer may seek to engage in strategies designed to take advantage of these pricing differences ("price arbitrage") and thereby dilute the returns of long-term investors. Portfolios that may be adversely affected by price arbitrage include those Portfolios that significantly invest in small cap equity securities and in certain fixed-income securities, such as high yield bonds.

A Portfolio that invests significantly in foreign securities may be particularly susceptible to strategies designed to exploit pricing inefficiencies. This is because foreign securities are typically traded on markets that close well before the time a Portfolio calculates its net asset value (typically at 4:00 p.m. Eastern Time), which gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities. The time zone differences among international stock markets can allow a market timer engaging in certain strategies to exploit differences in Portfolio share prices that are based on closing prices of foreign securities established some time before the Portfolio calculates its own share price (a type of price arbitrage referred to as "time zone arbitrage"). As discussed more fully below, the Trust has procedures, referred to as fair value pricing, that allow the Trust to adjust closing market prices of foreign securities to reflect what is believed to be the fair value of those securities at the time a Portfolio calculates its net asset value. While there is no assurance, the Portfolios expect that the use of fair value pricing will reduce a market timer's ability to engage in time zone arbitrage to the detriment of Portfolio shareholders.

VALUATION OF SHARES


Each Portfolio's net asset value ("NAV") per share is ordinarily determined once daily, as of the close of the regular session of business on the New York Stock Exchange (NYSE) (usually at 4:00 p.m., Eastern Time), on each day the NYSE is open. To the extent that the Portfolio's assets are traded in other markets when the NYSE is closed, the value of the Portfolio's assets may be effected on days when the Trust is not open for business. In addition, trading in some of the Portfolio's assets may not occur when the Trust is open for business.

NAV of a Portfolio share is computed by dividing the value of the net assets of the Portfolio by the total number of shares outstanding in the Portfolio. Share prices for any transaction are those next calculated after receipt of an order.


Except for money market instruments maturing in 60 days or less and foreign securities as discussed below, securities held by the Portfolios are valued at market value. If market values are not readily available, or if available market quotations are not reliable, securities are priced at their fair value as determined by the Valuation Committee of the Trust's Board of Trustees using procedures approved by the Board of Trustees. The Portfolios may use fair value pricing if the value of a security has been materially affected by events occurring before the Portfolio's calculation of NAV but after the close of the primary markets on which the security is traded. The Portfolios may also use fair value pricing if reliable market quotations are unavailable due to infrequent trading or if trading in a particular security was halted during the day and did not resume prior to the Portfolios' calculation of NAV. The use of fair value pricing has the effect of valuing a security based upon the price a Portfolio might reasonably expect to receive if it sold that security but does not guarantee that the security can be sold at the fair value price. Further, because of the inherent uncertainty of fair valuation, a fair valuation price may differ significantly from the value that would have been used had a ready market for the investment existed, and these differences could be material. With respect to any portion of a Portfolio's assets that is invested in other open-end investment companies, that portion of the Portfolio's NAV is calculated based on the NAV of that investment company. The prospectus for the other investment company explains the circumstances and effects of fair value pricing for that investment company.

Each Portfolio has retained a third party pricing service to automatically fair value each of its investments that is traded principally on a foreign exchange or market, subject to adjustment by the Trust's Valuation Committee. The Valuation Committee will regularly monitor and review the services provided by the pricing service to the Portfolios and periodically report to the Board on the pricing services' performance.

Money market instruments maturing in 60 days or less are valued on the amortized cost basis.

FINANCIAL HIGHLIGHTS


The following financial highlights tables are intended to help you understand each Portfolio's Class A, Class B and Class E shares financial performance for the past 5 years. Certain information reflects financial results for a single Portfolio share. Total return in each table shows how much an investment in a Portfolio would have increased (or decreased) during each period (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, whose report is included in the Annual Report of each Portfolio, which are available upon request.



  MFS(R) RESEARCH INTERNATIONAL PORTFOLIO



                                                         FOR THE YEARS ENDED DECEMBER 31,
                                                      ---------------------------------------
CLASS A                                               2007(A) 2006(A) 2005(A) 2004(A) 2003(A)
---------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                  $15.04  $13.00  $11.72   $9.81   $7.49
                                                      ------  ------  ------  ------  ------
INCOME FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                   0.22    0.19    0.14    0.08    0.06
NET REALIZED AND UNREALIZED GAINS                       1.68    3.17    1.83    1.85    2.34
                                                      ------  ------  ------  ------  ------
TOTAL FROM INVESTMENT OPERATIONS                        1.90    3.36    1.97    1.93    2.40
                                                      ------  ------  ------  ------  ------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                  (0.24)  (0.27)  (0.07)      --  (0.08)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS         (2.27)  (1.05)  (0.62)  (0.02)      --
                                                      ------  ------  ------  ------  ------
TOTAL DISTRIBUTIONS                                   (2.51)  (1.32)  (0.69)  (0.02)  (0.08)
                                                      ------  ------  ------  ------  ------
NET ASSET VALUE, END OF PERIOD                        $14.43  $15.04  $13.00  $11.72   $9.81
                                                      ------  ------  ------  ------  ------
TOTAL RETURN                                          13.60%  26.91%  16.77%  19.72%  32.20%
                                                      ------  ------  ------  ------  ------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)               $959.1  $706.0  $624.2  $304.0   $67.3
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES**                                             0.79%   0.94%   0.93%   1.06%   1.09%
NET INVESTMENT INCOME                                  1.54%   1.34%   1.18%   0.75%   0.68%
PORTFOLIO TURNOVER RATE                                65.5%  104.1%   84.5%   98.5%   99.0%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                               0.79%   0.95%  0.93%*  0.94%*   1.11%
RATIO OF EXPENSES TO AVERAGE NET ASSETS AFTER BROKER
REBATES:**                                               N/A     N/A     N/A     N/A   1.09%

--------------------------------------------------------------------------------

* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
** Prior to 05/01/2003, broker rebates were excluded from the calculation of the expense limitation.
N/A Not applicable
(a) Net investment income per share was calculated using average shares outstanding.

                                        MFS(R) RESEARCH INTERNATIONAL PORTFOLIO



                                                         FOR THE YEARS ENDED DECEMBER 31,
                                                      ---------------------------------------
CLASS B                                               2007(A) 2006(A) 2005(A) 2004(A) 2003(A)
---------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                  $14.95  $12.94  $11.68   $9.79   $7.47
                                                      ------  ------  ------  ------  ------
INCOME FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                   0.19    0.15    0.11    0.05    0.05
NET REALIZED AND UNREALIZED GAINS                       1.65    3.15    1.81    1.86    2.33
                                                      ------  ------  ------  ------  ------
TOTAL FROM INVESTMENT OPERATIONS                        1.84    3.30    1.92    1.91    2.38
                                                      ------  ------  ------  ------  ------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                  (0.20)  (0.24)  (0.04)      --  (0.06)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS         (2.27)  (1.05)  (0.62)  (0.02)      --
                                                      ------  ------  ------  ------  ------
TOTAL DISTRIBUTIONS                                   (2.47)  (1.29)  (0.66)  (0.02)  (0.06)
                                                      ------  ------  ------  ------  ------
NET ASSET VALUE, END OF PERIOD                        $14.32  $14.95  $12.94  $11.68   $9.79
                                                      ------  ------  ------  ------  ------
TOTAL RETURN                                          13.29%  26.56%  16.42%  19.56%  32.04%
                                                      ------  ------  ------  ------  ------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)               $842.8  $623.0  $443.5  $396.0  $186.0
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES**                                             1.04%   1.19%   1.19%   1.32%   1.33%
NET INVESTMENT INCOME                                  1.31%   1.12%   0.90%   0.47%   0.56%
PORTFOLIO TURNOVER RATE                                65.5%  104.1%   84.5%   98.5%   99.0%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                               1.04%   1.20%  1.19%*  1.18%*   1.39%
RATIO OF EXPENSES TO AVERAGE NET ASSETS AFTER BROKER
REBATES:**                                               N/A     N/A     N/A     N/A   1.33%

--------------------------------------------------------------------------------

* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
** Prior to 05/01/2003, broker rebates were excluded from the calculation of the expense limitation.
N/A Not applicable
(a) Net investment income per share was calculated using average shares outstanding.

  MFS(R) RESEARCH INTERNATIONAL PORTFOLIO



                                                         FOR THE YEARS ENDED DECEMBER 31,
                                                      ---------------------------------------
CLASS E                                               2007(A) 2006(A) 2005(A) 2004(A) 2003(A)
---------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                  $14.99  $12.96  $11.70   $9.80   $7.48
                                                      ------  ------  ------  ------  ------
INCOME FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                   0.20    0.16    0.13    0.07    0.05
NET REALIZED AND UNREALIZED GAINS                       1.66    3.17    1.81    1.85    2.34
                                                      ------  ------  ------  ------  ------
TOTAL FROM INVESTMENT OPERATIONS                        1.86    3.33    1.94    1.92    2.39
                                                      ------  ------  ------  ------  ------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                  (0.22)  (0.25)  (0.06)      --  (0.07)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS         (2.27)  (1.05)  (0.62)  (0.02)      --
                                                      ------  ------  ------  ------  ------
TOTAL DISTRIBUTIONS                                   (2.49)  (1.30)  (0.68)  (0.02)  (0.07)
                                                      ------  ------  ------  ------  ------
NET ASSET VALUE, END OF PERIOD                        $14.36  $14.99  $12.96  $11.70   $9.80
                                                      ------  ------  ------  ------  ------
TOTAL RETURN                                          13.38%  26.79%  16.52%  19.64%  32.09%
                                                      ------  ------  ------  ------  ------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                $32.6   $26.7   $14.6   $11.3    $6.9
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES**                                             0.94%   1.09%   1.09%   1.22%   1.23%
NET INVESTMENT INCOME                                  1.41%   1.18%   1.07%   0.72%   0.59%
PORTFOLIO TURNOVER RATE                                65.5%  104.1%   84.5%   98.5%   99.0%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                               0.94%   1.10%  1.09%*  1.09%*   1.28%
RATIO OF EXPENSES TO AVERAGE NET ASSETS AFTER BROKER
REBATES:**                                               N/A     N/A     N/A     N/A   1.23%

--------------------------------------------------------------------------------

* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
** Prior to 05/01/2003, broker rebates were excluded from the calculation of the expense limitation.
N/A Not applicable
(a) Net investment income per share was calculated using average shares outstanding.

                                                   PIMCO TOTAL RETURN PORTFOLIO



                                                           FOR THE YEARS ENDED DECEMBER 31,
                                                      ------------------------------------------
CLASS A                                                2007(A)  2006(A)  2005(A) 2004(A) 2003(A)
------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                     $11.80   $11.60 $11.40  $11.61  $11.34
                                                      --------- -------- ------  ------  ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                      0.56     0.49   0.40    0.20    0.28
NET REALIZED AND UNREALIZED GAINS (LOSSES)                 0.35     0.04 (0.12)    0.40    0.23
                                                      --------- -------- ------  ------  ------
TOTAL FROM INVESTMENT OPERATIONS                           0.91     0.53   0.28    0.60    0.51
                                                      --------- -------- ------  ------  ------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                     (0.42)   (0.32) (0.01)  (0.81)  (0.13)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS                --   (0.01) (0.07)      --  (0.11)
                                                      --------- -------- ------  ------  ------
TOTAL DISTRIBUTIONS                                      (0.42)   (0.33) (0.08)  (0.81)  (0.24)
                                                      --------- -------- ------  ------  ------
NET ASSET VALUE, END OF PERIOD                           $12.29   $11.80 $11.60  $11.40  $11.61
                                                      --------- -------- ------  ------  ------
TOTAL RETURN                                              7.85%    4.80%  2.46%   5.25%   4.53%
                                                      --------- -------- ------  ------  ------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                $3,045.1 $1,445.1 $912.6  $578.0  $194.5
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES**                                                0.54%    0.58%  0.57%   0.57%   0.59%
NET INVESTMENT INCOME                                     4.74%    4.28%  3.42%   1.69%   2.43%
PORTFOLIO TURNOVER RATE                               412.8%(b)   161.2% 344.2%  416.0%  547.1%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:**                                                0.54%    0.58%  0.57%     N/A  0.57%*

--------------------------------------------------------------------------------

* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
** Prior to 05/01/2003, broker rebates were excluded from the calculation of the expense limitation.
N/A Not applicable
(a) Net investment income per share was calculated using average shares outstanding.
(b) Excludes TBA securities.

  PIMCO TOTAL RETURN PORTFOLIO



                                                            FOR THE YEARS ENDED DECEMBER 31,
                                                      --------------------------------------------
CLASS B                                                2007(A)  2006(A)  2005(A)  2004(A)  2003(A)
--------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                     $11.69   $11.50   $11.32   $11.54 $11.29
                                                      --------- -------- -------- -------- ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                      0.53     0.46     0.37     0.19   0.24
NET REALIZED AND UNREALIZED GAINS (LOSSES)                 0.34     0.04   (0.12)     0.38   0.25
                                                      --------- -------- -------- -------- ------
TOTAL FROM INVESTMENT OPERATIONS                           0.87     0.50     0.25     0.57   0.49
                                                      --------- -------- -------- -------- ------
DISTRIBUTIONS:

DISTRIBUTIONS IN EXCESS OF NET INVESTMENT INCOME         (0.39)   (0.30)       --   (0.79) (0.13)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS                --   (0.01)   (0.07)       -- (0.11)
                                                      --------- -------- -------- -------- ------
TOTAL DISTRIBUTIONS                                      (0.39)   (0.31)   (0.07)   (0.79) (0.24)
                                                      --------- -------- -------- -------- ------
NET ASSET VALUE, END OF PERIOD                           $12.17   $11.69   $11.50   $11.32 $11.54
                                                      --------- -------- -------- -------- ------
TOTAL RETURN                                              7.56%    4.52%    2.25%    4.98%  4.31%
                                                      --------- -------- -------- -------- ------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                $1,274.4 $1,219.1 $1,107.7 $1,028.5 $893.8
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES**                                                0.79%    0.83%    0.82%    0.81%  0.83%
NET INVESTMENT INCOME                                     4.51%    4.01%    3.13%    1.66%  2.07%
PORTFOLIO TURNOVER RATE                               412.8%(b)   161.2%   344.2%   416.0% 547.1%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:**                                                0.79%    0.83%    0.82%      N/A 0.82%*

--------------------------------------------------------------------------------

* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
** Prior to 05/01/2003, broker rebates were excluded from the calculation of the expense limitation.
N/A Not applicable
(a) Net investment income per share was calculated using average shares outstanding.
(b) Excludes TBA securities.

                                                   PIMCO TOTAL RETURN PORTFOLIO



                                                          FOR THE YEARS ENDED DECEMBER 31,
                                                      -----------------------------------------
CLASS E                                                2007(A)  2006(A) 2005(A) 2004(A) 2003(A)
-----------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                     $11.73 $11.53  $11.34  $11.56  $11.30
                                                      --------- ------  ------  ------  ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                      0.54   0.47    0.39    0.21    0.23
NET REALIZED AND UNREALIZED GAINS (LOSSES)                 0.35   0.05  (0.13)    0.37    0.27
                                                      --------- ------  ------  ------  ------
TOTAL FROM INVESTMENT OPERATIONS                           0.89   0.52    0.26    0.58    0.50
                                                      --------- ------  ------  ------  ------
DISTRIBUTIONS:

DISTRIBUTIONS IN EXCESS OF NET INVESTMENT INCOME         (0.41) (0.31)      --  (0.80)  (0.13)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS                -- (0.01)  (0.07)      --  (0.11)
                                                      --------- ------  ------  ------  ------
TOTAL DISTRIBUTIONS                                      (0.41) (0.32)  (0.07)  (0.80)  (0.24)
                                                      --------- ------  ------  ------  ------
NET ASSET VALUE, END OF PERIOD                           $12.21 $11.73  $11.53  $11.34  $11.56
                                                      --------- ------  ------  ------  ------
TOTAL RETURN                                              7.63%  4.67%   2.33%   5.06%   4.44%
                                                      --------- ------  ------  ------  ------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                  $132.0 $132.5  $146.6  $146.6  $119.3
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES**                                                0.69%  0.72%   0.72%   0.71%   0.73%
NET INVESTMENT INCOME                                     4.61%  4.10%   3.24%   1.76%   2.02%
PORTFOLIO TURNOVER RATE                               412.8%(b) 161.2%  344.2%  416.0%  547.1%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:**                                                0.69%  0.72%   0.72%     N/A  0.71%*

--------------------------------------------------------------------------------

* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
** Prior to 05/01/2003, broker rebates were excluded from the calculation of the expense limitation.
N/A Not applicable
(a) Net investment income per share was calculated using average shares outstanding.
(b) Excludes TBA securities.

FOR MORE INFORMATION

If you would like more information about a Portfolio, the following documents are available to you free upon request:

ANNUAL/SEMI-ANNUAL REPORTS

Contain additional information about a Portfolio's performance. In a Portfolio's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION ("SAI")

Provides a fuller technical and legal description of the Portfolio's policies, investment restrictions, and business structure. The SAI is legally considered to be a part of this Prospectus.

IF YOU WOULD LIKE A COPY OF THE CURRENT VERSIONS OF THESE DOCUMENTS, OR OTHER INFORMATION ABOUT A PORTFOLIO, CONTACT:

                          MET INVESTORS SERIES TRUST
                           5 PARK PLAZA, SUITE 1900
                               IRVINE, CA 92614

                                1-800-848-3854

Free copies of the SAI and Annual and Semi-Annual Reports are available at the following website: www.metlifeinvestors.com

Information about a Portfolio, including the Annual and Semi-annual Reports and SAI, may also be obtained from the Securities and Exchange Commission ("SEC"):

[_] IN PERSONReview and copy documents in the SEC's Public Reference Room in
             Washington, D.C. (for information call 202-551-8090).

[_] ON LINE  Retrieve information from the EDGAR database on the SEC's web site at: http://www.sec.gov.

[_] BY MAIL  Request documents, upon payment of a duplicating fee, by writing to SEC, Public Reference Section, Washington, D.C. 20549 or by e-mailing the SEC at publicinfo@sec.gov.

                             SEC FILE # 811-10183

                                 MET INVESTORS
                            S E R I E S   T R U S T

                 American Funds Balanced Allocation Portfolio

                          Class B and Class C Shares

                                __PROSPECTUS__

                                APRIL 28, 2008

Like all securities, these securities have not been approved or disapproved by the Securities and Exchange Commission, nor has the Securities and
       Exchange Commission passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

                           ____TABLE OF CONTENTS____


                                                              PAGE

          INTRODUCTION                                         3
             Understanding the Trust                           3
             Understanding the Portfolio                       3

          THE PORTFOLIO                                        7

            INVESTMENT SUMMARY                                 7
             American Funds Balanced Allocation Portfolio      8

            PRIMARY RISKS OF THE UNDERLYING PORTFOLIOS         12
            MANAGEMENT                                         16
             The Manager                                       16
             Distribution Plans                                18

          YOUR INVESTMENT                                      19
             Shareholder Information                           19
             Dividends, Distributions And Taxes                19
             Sales and Purchases of Shares                     21

          APPENDIX A                                          A-1

          FOR MORE INFORMATION                             Back Cover

INTRODUCTION

UNDERSTANDING THE TRUST

Met Investors Series Trust (the "Trust") is an open-end management investment company that offers a selection of fifty-two managed investment portfolios or mutual funds. Only one of which is offered through this Prospectus (the "Portfolio"). Please see the Investment Summary section of this Prospectus for specific information on the Portfolio.

  INVESTING THROUGH A VARIABLE INSURANCE CONTRACT

  Class B and Class C shares of the Portfolio are currently only sold to separate accounts of certain affiliates of Metropolitan Life Insurance Company (collectively, "MetLife" or the "Insurance Companies") to fund the benefits under certain individual flexible premium variable life insurance policies and individual and group variable annuity contracts (collectively, "Contracts"). As a Contract owner, your premium payments are allocated to the Portfolio in accordance with your Contract.

  A particular class of the Portfolio may not be available under the Contract you have chosen. The prospectus for the Contract shows the classes available to you. Please read this Prospectus carefully. It provides information to assist you in your decision. If you would like additional information about the Portfolio, please request a copy of the Statement of Additional Information ("SAI"). For details about how to obtain a copy of the SAI and other reports and information, see the back cover of this Prospectus. The SAI is incorporated by reference into this Prospectus.

UNDERSTANDING THE PORTFOLIO


The Portfolio was designed on established principles of asset allocation and risk tolerance. The Portfolio will invest substantially all of its assets in certain funds of the American Funds Insurance Series which invest either in equity securities, fixed income securities or cash equivalent money market securities, as applicable ("Underlying Portfolios"). The Portfolio has a target allocation among the three primary asset classes (equity, fixed income and cash/money market). Met Investors Advisory, LLC (the "Manager") establishes specific target investment percentages for the asset classes and the various components of each asset category and then selects the Underlying Portfolios in which the Portfolio invests based on, among other things, the Underlying Portfolios' investment objectives, policies, investment process and portfolio analytical and management personnel. The Manager may add new Underlying Portfolios or replace existing Underlying Portfolios with other portfolios of American Funds Insurance Series or the Trust or Metropolitan Series Fund, Inc. The Manager may also change the allocations among the Underlying Portfolios, dependent upon, among other factors, changing market dynamics, changes to the personnel, investment process, or criteria for holdings of the Underlying Portfolios, or the availability of other Underlying Portfolios that may provide a risk adjusted benefit to the Portfolio. Information regarding the Underlying Portfolios is set forth in Appendix A to this Prospectus and included in the current prospectus for those portfolios. COPIES OF THE PROSPECTUS MAY BE OBTAINED FREE OF CHARGE BY CALLING OR WRITING THE TRUST AT THE TELEPHONE NUMBER OR ADDRESS ON THE BACK COVER PAGE OF THIS PROSPECTUS.



 PLEASE SEE THE CONTRACT PROSPECTUS FOR A DETAILED EXPLANATION OF YOUR CONTRACT.

Before selecting Underlying Portfolios, the Manager analyzes each Underlying Portfolio's historic and current holdings to determine the Portfolio's investment attributes. For example, for Underlying Portfolios structured for equity investment, large cap, mid cap, and small cap exposure is considered as is the investment bias toward growth, or value style of investment. Further, the type of growth or value management employed is also a consideration for the Manager, such as deep value, traditional value, relative value, growth at a reasonable price, traditional growth, or earnings momentum styles of investment. For Underlying Portfolios that invest in fixed income securities, the average maturity and effective duration are evaluated in conjunction with exposure to particular sectors of the fixed income marketplace including U.S. Treasury securities, government agencies, asset-backed securities, mortgage-backed securities, investment grade corporate bonds, high yield corporate bonds, non-U.S. government and corporate obligations, emerging market debt and cash or money market instruments. Dependent upon the amount of cash or money market instruments held in the aggregate among the Underlying Portfolios, the Portfolio maintains the ability to invest in an Underlying Portfolio which only holds money market instruments. The Manager evaluates the dynamics among the Underlying Portfolios and their respective holdings in order to determine the appropriate weighting for the Portfolio's risk profile.

Periodically, the Manager will communicate with or visit management personnel of each Underlying Portfolio to discuss the manager's outlook and positioning of the Underlying Portfolio and determine the extent of any changes that may have occurred. Periodically, the Manager will evaluate each Portfolio's allocation among equity, fixed-income, and cash, inclusive of the exposure to various investment styles and asset sectors, relative to the Portfolio's risk profile. It is anticipated that changes among these primary asset classes will be within a range of plus or minus 10%. Concurrently, the Manager will consider whether to make changes to any of the Underlying Portfolios. If a new Underlying Portfolio is selected by the Manager, a shifting of allocations to the remaining Underlying Portfolios may result, as the Manager seeks to maintain the appropriate diversification and risk profile for the Portfolio.


The Underlying Portfolios of American Funds Insurance Series in which the Portfolio may currently invest are:

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Blue Chip Income and Growth Fund Global Small Capitalization Fund
--------------------------------------------------------------------------
Bond Fund                        Growth-Income Fund
--------------------------------------------------------------------------
Cash Management Fund             Growth Fund
--------------------------------------------------------------------------
Global Bond Fund                 High-Income Bond Fund
--------------------------------------------------------------------------
Global Discovery Fund            International Fund
--------------------------------------------------------------------------
Global Growth Fund               New World Fund
--------------------------------------------------------------------------
Global Growth and Income Fund    U.S. Government/AAA-Rated Securities Fund
--------------------------------------------------------------------------

There may be limits on the amount of cash inflows some Underlying Portfolios may accept from investors, including the Portfolio. The Manager may take into account these capacity considerations when allocating investments among the Underlying Portfolios. In some instances, the Manager or its affiliates may allocate capacity in certain Underlying Portfolios to other investors, which may have the effect of limiting the Portfolio's opportunity to invest in the Underlying Portfolio.

The Manager may add new Underlying Portfolios, including affiliated Underlying Portfolios, or replace existing Underlying Portfolios or change the allocation of the Underlying Portfolios at any time.

The following chart describes the targeted allocation, as of the date of this Prospectus, among the equity Underlying Portfolios, fixed income Underlying Portfolios and cash/money market securities. You should note that these percentages do not directly correspond to investment in the Underlying Portfolios since each Underlying Portfolio may contain one or more asset classes (e.g. equity and fixed income) and each Underlying Portfolio may contain various sub-sets of an asset class (e.g. small cap, mid cap equity and international securities).



---------------------------------------------
                                    Balanced
           Asset Class             Allocation
---------------------------------------------
Equity Underlying Portfolios           65%
---------------------------------------------
    International                      16%
    Domestic                           49%
---------------------------------------------
Fixed Income Underlying Portfolios     30%
---------------------------------------------
    Investment Grade                   21%
    High Yield                         6%
    Foreign Fixed Income               3%
---------------------------------------------
Cash/Money Market Securities*          5%
---------------------------------------------


    * Through holdings-based analysis the Manager typically will achieve the targeted allocation to cash by counting cash held or money market securities purchased in Underlying Portfolios in which the Portfolio invests.

Although the investments in the Underlying Portfolios will be made in an attempt to achieve the target allocations, the Portfolio's actual allocations could vary substantially from the target allocations. Actual allocations may be different from the target allocations because of, for example, changes to the Underlying Portfolios' asset values due to market movements. The Manager may effect purchases and redemptions in the Underlying Portfolios in a way to bring actual allocations more closely in line with the target allocations. In addition, the Manager may, from time to time, rebalance allocations to the Underlying Portfolios to correspond to the target allocations.


The actual allocation percentages of the Portfolio's investments in the Underlying Portfolios are available from the Trust at the following website--www.metlifeinvestors.com. Upon accessing the website, click on the "Individuals Enter Here" section, then click on learn more about "MetLife Investors", then click on "Met Investors Series Trust", then click on the "American Funds Asset Allocation Program Current Portfolio Allocations" icon where you will find actual allocations for the Portfolio as of the end of the prior quarter. This information will be updated periodically to reflect the actual allocations.

Under adverse market or economic conditions, the Portfolio could invest for temporary defensive purposes some or all of the assets in money market securities or utilize other investment strategies that may be inconsistent with the Portfolio's principal investment strategy. Temporary defensive instruments generally include U.S. government securities, bank time deposits denominated in the currency of any major nation, commercial paper and repurchase agreements. The Adviser may also invest in these types of securities or hold cash while looking for suitable investment opportunities or to maintain liquidity. Although the Portfolio would employ these measures only in seeking to avoid losses, they could reduce the benefit from an upswing in the market or prevent the Portfolio from meeting its investment objective.

Please note that the expenses of the Underlying Portfolios, as set forth in the Investment Summary, could change as the Underlying Portfolios' asset values change or through the addition or deletion of Underlying Portfolios. Because the Portfolio invests in Underlying Portfolios, the costs of investing in the Portfolio will generally be higher than the cost of investing in an Underlying Portfolio directly. The Portfolio, as a shareholder, will pay its share of the Underlying Portfolios' expenses as well as the Portfolio's own expenses. Therefore, an investment in the Portfolio may result in the duplication of certain expenses.


The Manager has broad discretion to allocate and reallocate the assets of the Portfolio among the Underlying Portfolios consistent with the Portfolio's investment objective and policies and target allocations. In addition to the investment advisory fee charged by the Manager for its asset allocation services, the Manager and its affiliates indirectly would receive investment advisory fees from any affiliated underlying portfolios in which the Portfolio may invest. In this regard, the Manager has an incentive to select and invest the Portfolio's assets in affiliated underlying portfolios with higher fees than other Underlying Portfolios. Also the Manager may believe that certain underlying portfolios could benefit from additional assets or could be harmed by redemptions. As a fiduciary, the Manager is obligated to disregard these incentives. The trustees and officers of the Trust may also have conflicting interests in fulfilling their fiduciary duties to both the Portfolio and the underlying portfolios of the Trust. The Manager may add new underlying portfolios or replace existing underlying portfolios or change the allocation of the underlying portfolios at any time.

After this Introduction you will find an Investment Summary for the Portfolio. The Investment Summary presents important facts about the Portfolio, including information about its investment objective, principal investment strategy, primary risks, fees and expenses and past performance.

                                 THE PORTFOLIO

INVESTMENT SUMMARY

The Portfolio's summary discusses the following:

    INVESTMENT OBJECTIVE
    What is the Portfolio's investment goal?

    PRINCIPAL INVESTMENT STRATEGY
    How does the Portfolio attempt to achieve its investment goal? What types of investments does it contain?

    PRIMARY RISKS
    What are the specific risks of investing in the Portfolio and the Underlying Portfolios?

    PAST PERFORMANCE
    How well has the Portfolio performed over time?

    FEES AND EXPENSES
    What is the cost of investing in the Portfolio?

Following the Investment Summary is the section entitled "Primary Risks of the Underlying Portfolios" which lists some of the factors that may affect the value of the Portfolio's investments in the Underlying Portfolios.

The SAI provides more detailed information regarding the various types of securities that the Portfolio and the Underlying Portfolios may purchase and certain investment techniques and practices of the investment adviser to the Underlying Portfolios.

The Contracts may be sold by banks. AN INVESTMENT IN A PORTFOLIO OF THE TRUST THROUGH A CONTRACT IS NOT A DEPOSIT OR OBLIGATION OF, OR GUARANTEED BY, ANY BANK, AND IS NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY OF THE U.S. GOVERNMENT.


 THE PORTFOLIO IN THIS PROSPECTUS IS A MUTUAL FUND: A POOLED INVESTMENT THAT IS PROFESSIONALLY MANAGED AND THAT GIVES YOU THE OPPORTUNITY TO PARTICIPATE IN FINANCIAL MARKETS. THE PORTFOLIO STRIVES TO REACH ITS STATED INVESTMENT OBJECTIVE, WHICH CAN BE CHANGED WITHOUT SHAREHOLDER APPROVAL. AS WITH ALL MUTUAL FUNDS, THERE IS NO GUARANTEE THAT THE PORTFOLIO WILL ACHIEVE ITS INVESTMENT OBJECTIVE.

                 AMERICAN FUNDS BALANCED ALLOCATION PORTFOLIO

INVESTMENT OBJECTIVE:

A balance between a high level of current income and growth of capital with a greater emphasis on growth of capital.

PRINCIPAL INVESTMENT STRATEGY:

The Portfolio seeks to achieve its objective by investing in Class 1 shares of a diversified group of Underlying Portfolios of the American Funds Insurance Series. Under normal circumstances, the Portfolio primarily invests in large cap, small cap, mid cap and international equity Underlying Portfolios and also invests in fixed income Underlying Portfolios in accordance with targeted allocations of 65% to equity securities and 35% to fixed income securities. The names of the Underlying Portfolios in which the Portfolio may invest and the approximate percentage of the Portfolio's assets allocated to various types of equity and fixed income securities, as of the date of this Prospectus, are set forth above in "Understanding the Portfolio."

The Portfolio seeks to achieve capital growth through its investments in Underlying Portfolios that invest primarily in equity securities. These investments may include Underlying Portfolios that invest mainly in stocks of large established U.S. companies as well, to a lesser extent, in stocks of foreign companies and smaller U.S. companies with above-average growth potential.

The Portfolio seeks to achieve current income through its investments in Underlying Portfolios that invest primarily in fixed income securities. These investments may include Underlying Portfolios that invest exclusively in bonds of U.S. issuers. The Portfolio may invest in Underlying Portfolios that invest in U.S. and foreign investment-grade securities, as well as Underlying Portfolios that invest in high-yield, high-risk bonds.

The Portfolio is non-diversified, which means that it may concentrate its assets in a smaller number of issuers than a diversified portfolio. However, the Portfolio invests its assets in the Underlying Portfolios, each of which generally has diversified holdings.

The Portfolio intends to invest in the following Underlying Portfolios at the approximate percentages indicated below.

            UNDERLYING PORTFOLIO                          PERCENTAGE
            Fixed Income                                      30%*
               U.S. Government/AAA-Rated Securities Fund   15%
               Bond Fund                                    5%
               Global Bond Fund                             3%
               High-Income Bond Fund                        7%
            Equities                                          70%*
               Growth-Income Fund                          37%
               Growth Fund                                 21%
               Global Small Capitalization Fund             3%
               International Fund                           6%
               New World Fund                               3%

* Through holdings-based analysis, the Manager typically will achieve the targeted allocation to cash by counting cash held or money market securities purchased in Underlying Portfolios. Actual allocations usually will be 65% Equities, 30% Fixed Income, and 5% Cash/Money Market.

PRIMARY RISKS:

An investment in the Portfolio is not guaranteed. You can lose money by investing in the Portfolio. There are direct and indirect risks of investing in the Portfolio. Direct risks include:

  . Performance Risk--Substantially all of the assets of the Portfolio are invested in Underlying Portfolios, which means that the investment performance of the Portfolio is directly related to the investment performance of these Underlying Portfolios held by the Portfolio. The ability of the Portfolio to meet its investment objective depends upon the allocation of the Portfolio's assets among the Underlying Portfolios and the ability of an Underlying Portfolio to meet its own investment objective. It is possible that an Underlying Portfolio will fail to execute its investment strategies effectively. As a result, an Underlying Portfolio may not meet its investment objective, which would affect the Portfolio's investment performance. There can be no assurance that the investment objective of any Portfolio or any Underlying Portfolio will be achieved.

  . Non-diversification Risk--The Portfolio is non-diversified which means the Portfolio can invest its assets in a small number of issuers. As a result, the Portfolio is more susceptible to any single economic, political or regulatory event affecting those issuers than is a diversified portfolio. This risk is limited because the Portfolio invests its assets in the Underlying Portfolios, each of which generally has diversified holdings.

The value of your investment in the Portfolio may be affected by one or more of the following indirect risks of the Underlying Portfolios, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate. Each risk is described in "Primary Risks of the Underlying Portfolios" and in the American Funds Insurance Series' prospectus with respect to each Underlying Portfolio.

  .  Market risk

  .  Interest rate risk

  .  Credit risk

  .  High yield debt security risk

  .  Foreign investment risk

  .  Market capitalization risk

  .  Investment style risk

  .  Mortgage-related securities risk

PAST PERFORMANCE:

As of the date of this Prospectus, the Portfolio had not commenced operations. No performance information is currently available.

FEES AND EXPENSES:


The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are estimated for the year ended December 31, 2008 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts but do reflect the fees and expenses of the Underlying Portfolios. See the Contract prospectus for a description of the fees, expenses and charges imposed by the Contracts.


SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE


Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)


                                          Class B Class C
---------------------------------------------------------
Management Fee                             0.10%   0.10%
---------------------------------------------------------
12b-1 Fees                                 0.25%   0.55%
---------------------------------------------------------
Other Expenses                             0.15%   0.15%
---------------------------------------------------------
Acquired Fund Fees and Expenses*           0.39%   0.39%
---------------------------------------------------------
Total Annual Portfolio Operating Expenses
 and Acquired Fund Fees and Expenses
 Before Expense Waiver                     0.89%   1.19%
---------------------------------------------------------
Contractual Expense Waiver**               0.15%   0.15%
---------------------------------------------------------
Total Annual Portfolio Operating Expenses
 and Acquired Fund Fees and Expenses
 After Expense Waiver                      0.74%   1.04%
---------------------------------------------------------



         * As an investor in an Underlying Portfolio, the Portfolio also will bear its pro-rata portion of the operating expenses of that Underlying Portfolio, including the management fee. The estimated expenses of the Underlying Portfolios are based upon the weighted average of the total operating expenses of the Underlying Portfolios before expense waiver allocated to the Portfolio at December 31, 2007.
        ** The Manager and the Trust have entered into an Expense Limitation
           Agreement whereby the total direct Annual Portfolio Operating Expenses for the Class B and Class C shares of the Portfolio will not exceed 0.35% and 0.65%, respectively, for the period ended
           April 30, 2009 and in any year in which the Agreement is in effect. Under certain circumstances, any fees waived or expenses reimbursed by the Manager may, with the approval of the Trust's Board of Trustees, be repaid to the Manager.


Investors may be able to realize lower aggregate expenses by investing directly in the Underlying Portfolios instead of the Portfolio. An investor who chooses to invest directly in the Underlying Portfolios would not, however, receive the asset allocation services provided by the Manager.

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio including the cost of investing in the Underlying Portfolios with the cost of investing in other funds. The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same and that all expense caps for the Portfolio and the Underlying Portfolios remain in effect only for the period ended April 30, 2009. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES


        Class B Class C
-----------------------
1 Year   $ 76    $107
-----------------------
3 Years  $270    $365
-----------------------

PRIMARY RISKS OF THE UNDERLYING PORTFOLIOS



One or more of the following primary risks may apply to the Underlying Portfolios. Please see the Investment Summary for the Portfolio to determine which risks apply to the Underlying Portfolios. The greater the Portfolio's investment in a particular asset class, the greater the impact to the Portfolio of the risks related to the class. Please note that there are many other circumstances that could adversely affect your investment and prevent an Underlying Portfolio from reaching its objective, which are not described here.

MARKET RISK


An Underlying Portfolio's share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including disappointing corporate earnings, adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or a company may deteriorate. In addition, an assessment by an Underlying Portfolio's investment adviser of particular companies may prove incorrect, resulting in losses or poor performance by those holdings, even in a rising market. An Underlying Portfolio could also miss attractive investment opportunities if its investment adviser underweights markets or industries where there are significant returns, and could lose value if the investment adviser overweights markets or industries where there are significant declines.

Stocks purchased in initial public offerings ("IPOs") have a tendency to fluctuate in value significantly shortly after the IPO relative to the price at which they were purchased. These fluctuations could impact the net asset value and return earned on the Underlying Portfolio's shares.


INTEREST RATE RISK

The values of debt securities are subject to change when prevailing interest rates change. When interest rates go up, the value of debt securities and certain dividend paying stocks tends to fall. If an Underlying Portfolio invests a significant portion of its assets in debt securities or stocks purchased primarily for dividend income and interest rates rise, then the value of your investment may decline. Alternatively, when interest rates go down, the value of debt securities and certain dividend paying stocks may rise.

Interest rate risk will affect the price of a fixed income security more if the security has a longer maturity because changes in interest rates are increasingly difficult to predict over longer periods of time. Fixed income securities with longer maturities will therefore be more volatile than other fixed income securities with shorter maturities. Conversely, fixed income securities with shorter maturities will be less volatile but generally provide lower returns than fixed income securities with longer maturities. The average maturity and duration of the Underlying Portfolio's fixed income investments will affect the volatility of the Underlying Portfolio's share price.

CREDIT RISK

The value of debt securities is directly affected by an issuer's ability to pay principal and interest on time. If an Underlying Portfolio invests in debt securities, the value of your investment may be adversely affected when an issuer fails to pay an obligation on a timely basis. An Underlying Portfolio may also be subject to credit risk to the extent it engages in transactions, such as securities loans, repurchase agreements or certain derivatives, which involve a promise by a third party to honor an obligation to the Underlying Portfolio. Such third party may be unwilling or unable to honor its financial obligations.

HIGH YIELD DEBT SECURITY RISK

High yield debt securities, or junk bonds, are securities which are rated below "investment grade" or are not rated, but are of equivalent quality. High yield debt securities range from those for which the prospect for repayment of principal and interest is predominantly speculative to those which are currently in default on principal or interest payments. An Underlying Portfolio with high yield debt securities may be more susceptible to credit risk and market risk than the Portfolio that invests only in higher quality debt securities because these lower-rated debt securities are less secure financially and more sensitive to downturns in the economy. In addition, the secondary market for such securities may not be as liquid as that for more highly rated debt securities. As a result, an Underlying Portfolio's investment adviser may find it more difficult to sell these securities or may have to sell them at lower prices.

You should understand that high yield securities are not generally meant for short-term investing. When an Underlying Portfolio invests in high yield securities it generally seeks to receive a correspondingly higher return to compensate it for the additional credit risk and market risk it has assumed.

FOREIGN INVESTMENT RISK

Investments in foreign securities involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject:

  . These risks may include the seizure by the government of company assets, excessive taxation, withholding taxes on dividends and interest, limitations on the use or transfer of portfolio assets, and political or social instability.

  . Enforcing legal rights may be difficult, costly and slow in foreign countries, and there may be special problems enforcing claims against foreign governments.

  . Foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there may be less public information about their operations.

  .  Foreign markets may be less liquid and more volatile than U.S. markets.

  . Foreign securities often trade in currencies other than the U.S. dollar, and an Underlying Portfolio may directly hold foreign currencies and purchase and sell foreign currencies. Changes in currency exchange rates will affect an Underlying Portfolio's net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of foreign securities. An increase in the strength of the U.S.
     dollar relative to these other currencies may cause the value of the Underlying Portfolio to decline. Certain foreign currencies may be particularly volatile, and foreign governments may intervene in the currency markets, causing a decline in value or liquidity of an Underlying Portfolio's foreign currency or securities holdings.

  . Costs of buying, selling and holding foreign securities, including brokerage, tax and custody costs, may be higher than those involved in domestic transactions.

Investments in emerging markets include all of the risks of investments in foreign securities and are subject to severe price declines. The economic and political structures of developing nations, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity. Such countries may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners and economies based on only a few industries. For these reasons, all of the risks of investing in foreign securities are heightened by investing in emerging market countries. The markets of developing countries have been more volatile than the markets of developed countries with more mature economies. These markets often have provided significantly higher or lower rates of return than developed markets, and significantly greater risks, to investors.

MARKET CAPITALIZATION RISK

Stocks fall into three broad market capitalization categories--large, medium and small. Investing primarily in one category carries the risk that due to current market conditions that category may be out of favor. If valuations of large capitalization companies appear to be greatly out of proportion to the valuations of small or medium capitalization companies, investors may migrate to the stocks of small and mid-sized companies causing an Underlying Portfolio that invests in these companies to increase in value more rapidly than an Underlying Portfolio that invests in larger, fully-valued companies. Larger more established companies may also be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion. Investing in medium and small capitalization companies may be subject to special risks associated with narrower product lines, more limited financial resources, dependency on a few key personnel for management compared to companies with greater financial resources, and a more limited trading market for their stocks as compared with larger companies.

In addition, securities of these companies are subject to the risk that during certain periods the liquidity of particular issuers or industries, or all securities in particular investment categories, will shrink or disappear suddenly and without warning as a result of adverse economic or market conditions, or adverse investor perceptions whether or not accurate. Securities of medium and smaller capitalization issuers may therefore be subject to greater price volatility and may decline more significantly in market downturns than securities of larger companies and an Underlying Portfolio may incur losses because it will be required to effect sales at a disadvantageous time and only then at a substantial drop in price. In some cases, these companies may be relatively new issuers (I.E., those having continuous operation histories of less than three years) which carries other risks in addition to the risks of other medium and small capitalization companies. New issuers may be more speculative because such companies are relatively unseasoned. These companies will often be involved in the development or marketing of a new product with no established market, which could lead to significant losses. Smaller and medium capitalization issuers may also require substantial additional capital to support their operations, to finance expansion or to maintain their competitive position; and may have substantial borrowings or may otherwise have a weak financial condition, and may be susceptible to bankruptcy. Transaction costs for these investments are often higher than those of larger capitalization companies.

INVESTMENT STYLE RISK

Different investment styles tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. An Underlying Portfolio may outperform or underperform other funds that employ a different investment style. An Underlying Portfolio may also employ a combination of styles that impact its risk characteristics. Examples of different investment styles include growth and value investing. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's growth of earnings potential. Also, since growth companies usually invest a high portion of earnings in their business, growth stocks may lack the dividends of some value stocks that can cushion stock prices in a falling market. Growth oriented funds will typically underperform when value investing is in favor. Value stocks are those which are undervalued in comparison to their peers due to adverse business developments or other factors. Value investing carries the risk that the market will not recognize a security's inherent value for a long time, or that a stock judged to be undervalued may actually be appropriately priced or overvalued. Value oriented funds will typically underperform when growth investing is in favor.

MORTGAGE-RELATED SECURITIES RISK

Mortgage-related securities may be issued or guaranteed by the U.S. Government, its agencies or instrumentalities or may be issued by private issuers and as such are not guaranteed by the U.S. Government, its agencies or instrumentalities. Like other debt securities, changes in interest rates generally affect the value of a mortgage-backed security. Additionally, some mortgage-backed securities may be structured so that they may be particularly sensitive to interest rates.

Investments in mortgage-related securities are also subject to special risks of prepayment. Prepayment risk occurs when the issuer of a security can prepay the principal prior to the security's maturity. Securities subject to prepayment risk, including the collateralized mortgage obligations and other mortgage-related securities that an Underlying Portfolio can buy, generally offer less potential for gains when prevailing interest rates decline, and have greater potential for loss when interest rates rise depending upon the coupon of the underlying securities. The impact of prepayments on the price of a security may be difficult to predict and may increase the volatility of the price. In addition, early repayment of mortgages underlying these securities may expose an Underlying Portfolio to a lower rate of return when it reinvests the principal. Further, an Underlying Portfolio may buy mortgage-related securities at a premium. Accelerated prepayments on those securities could cause the Underlying Portfolio to lose a portion of its principal investment represented by the premium the Underlying Portfolio paid.

If interest rates rise rapidly, prepayments may occur at slower rates than expected, which could have the effect of lengthening the expected maturity of a short- or medium-term security. That could cause its value to fluctuate more widely in response to changes in interest rates. In turn, this could cause the value of an Underlying Portfolio's shares to fluctuate more.

Non-mortgage asset-backed securities are not issued or guaranteed by the U.S. Government or its agencies or government-sponsored entities. In the event of a failure of these securities or of mortgage-related securities issued by private issuers to pay interest or repay principal, the assets backing these securities such as automobiles or credit card receivables may be insufficient to support the payments on the securities.

MANAGEMENT

The Trust's Board of Trustees is responsible for managing the business affairs of the Trust. The Trustees meet periodically to review the affairs of the Trust and to establish certain guidelines which the Manager is expected to follow in implementing the investment policies and objectives of the Trust. The Trustees also review the management of the Portfolio's assets by the Manager. Information about the Trustees and executive officers of the Trust is contained in the SAI.

THE MANAGER


Met Investors Advisory, LLC (previously defined as the "Manager"), 5 Park Plaza, Suite 1900, Irvine, California 92614, manages the Portfolio. The Manager is responsible for the general management and administration of the Trust and the Portfolio. In addition to its managerial responsibilities, the Manager also is responsible for determining the asset allocation range for the Portfolio and ensuring that the allocation is consistent with the guidelines that have been approved by the Board of Trustees. Within the asset allocation range for the Portfolio, the Manager will periodically establish specific percentage targets for each asset Class and each Underlying Portfolio to be held by the Portfolio based on the investment objectives and policies of the Underlying Portfolios, the Manager's investment process as well as its outlook for the economy, financial markets and relative market valuation of each Underlying Portfolio. The Manager is an affiliate of MetLife.


The Portfolio is managed by an Investment Committee composed of Elizabeth M. Forget, John Guthrie, Jr., CFA, Alan C. Leland, Jr., CFA, Thomas C. McDevitt, CIMA, Darrel A. Olson, CFA and Jeffrey L. Bernier, CIMA.

Ms. Forget, chair of the Committee, has been President of the Manager since December 2000, has been President and Trustee of the Trust since December 2000, has been a Senior Vice President of MetLife, Inc. since May 2007, has been President of MetLife Advisers, LLC since May 2006, and has been Trustee of Metropolitan Series Fund, Inc. and Metropolitan Series Fund II since August 2006.

Mr. Guthrie, CFA, Vice President of the Manager, is also Senior Vice President of MetLife Advisers, LLC and serves on MetLife Advisers LLC's Board of Managers. He is also a Vice President of Metropolitan Life Insurance Company. Mr. Guthrie joined New England Life Insurance Company (an indirect subsidiary of MetLife, Inc.) in 1969 and has served in various positions since that time.

Mr. Leland, CFA, Vice President of the Manager, joined MetLife in 1974. Prior to becoming Vice President of Metropolitan Life Insurance Company in the Annuity Product Management business unit and Chief Financial Officer of MetLife Advisers, LLC, he worked in both MetLife's Investment Department and Group Pension Department.

Mr. McDevitt, CIMA, Vice President of the Manager, also is a Vice President of MetLife Advisers, LLC and is primarily responsible for the oversight of the investment functions of Metropolitan Series Fund, Inc.'s subadvisers and performance analyses of Metropolitan Series Fund, Inc.'s portfolios.
Mr. McDevitt joined Metropolitan Life Insurance Company in 1980 and was responsible for the development, marketing and servicing of an asset allocation and investment advisory service for group pension clients.

Mr. Olson, CFA, Vice President of the Manager, has been with Metropolitan Life Insurance Company for over 25 years and is a Director in the Investments Department. Currently, Mr. Olson manages the assets under MetLife's Employee Benefit Plans. In addition, Mr. Olson serves as Chief of Staff for a review board that oversees all of MetLife's use of unaffiliated managers.


Mr. Bernier, CIMA, joined Metropolitan Life Insurance Company in December 2007. He has been a Vice President of Metropolitan Life Insurance Company and a Vice President of the Manager since 2008. From July 2004 to December 2007
Mr. Bernier was a Director and Senior Investment Analyst of Investment Management Services for John Hancock Financial Services. From May 2000 to December 2001 Mr. Bernier was an Assistant Vice President in the Corporate and Investment Banking division of Wachovia Securities.


The Trust and the Manager have received an exemptive order from the Securities and Exchange Commission that permits the Manager, subject to certain conditions, and without the approval of shareholders to: (a) employ a new unaffiliated investment adviser for the Portfolio pursuant to the terms of a new investment advisory agreement, in each case either as a replacement for an existing investment adviser or as an additional investment adviser; (b) change the terms of any investment advisory agreement; and (c) continue the employment of an existing investment adviser on the same advisory contract terms where a contract has been assigned because of a change in control of the investment adviser. In such circumstances, shareholders would receive notice of such action, including the information concerning the new investment adviser that normally is provided in a proxy statement.

As compensation for its services to the Portfolio, the Manager receives monthly compensation at an annual rate of a percentage of the average daily net assets of the Portfolio. The management fee for the Portfolio is 0.10% of such assets.

The SAI provides additional information about each Committee member's compensation, other accounts managed and the member's ownership of securities in the Portfolio.


A discussion regarding the basis of the decision of the Trust's Board of Trustees to approve the management agreement with the Manager is available in the Portfolio's semi-annual report.

EXPENSE LIMITATION AGREEMENT


In the interest of limiting expenses of the Portfolio until April 30, 2009, the Manager has entered into an expense limitation agreement with the Trust ("Expense Limitation Agreement"). Pursuant to that Expense Limitation Agreement, the Manager has agreed to waive or limit its fees and to assume other expenses so that the total direct annual operating expenses of the Portfolio other than interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, other extraordinary expenses not incurred in the ordinary course of the Portfolio's business, acquired fund fees and expenses, but including amounts payable pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act are limited to 0.35% and 0.65% for Class B and Class C shares, respectively, of daily net assets in the case of the Portfolio.


The Portfolio may at a later date reimburse to the Manager the management fees waived or limited and other expenses assumed and paid by the Manager pursuant to the Expense Limitation Agreement provided the Portfolio has reached a sufficient asset size to permit such reimbursement to be made without causing the total annual expense ratio of the Portfolio to exceed the then existing percentage limits. Consequently, no reimbursement by the Portfolio will be made unless the Portfolio's total annual expense ratio is less than the respective percentages stated above.

The total amount of reimbursement to which the Manager may be entitled will equal, at any time, the sum of (i) all investment management fees previously waived or reduced by the Manager and (ii) all other payments previously remitted by the Manager to the Portfolio during any of the previous five fiscal years, less any reimbursement that the Portfolio has previously paid to the Manager with respect to (a) such investment management fees previously waived or reduced and (b) such other payments previously remitted by the Manager to the Portfolio.


DISTRIBUTION PLANS


The Portfolio has adopted for its Class B and Class C shares a plan pursuant to Rule 12b-1 under the 1940 Act (the "Plan"). Pursuant to the Plan, the Portfolio has entered into a Distribution Agreement with MetLife Investors Distribution Company located at 5 Park Plaza, Suite 1900, Irvine, California 92614. MetLife Investors Distribution Company is an affiliate of the Manager, and serves as principal underwriter for the Trust. The Plan permits the use of Trust assets to help finance the distribution of the shares of the Portfolio. Under the Plan, the Trust, on behalf of the Portfolio, is permitted to pay to various service providers up to 0.50% for Class B shares and up to 1.00% for Class C shares of the average daily net assets of the Portfolio allocated, as applicable, to Class B and Class C shares as payment for services rendered in connection with the distribution of the shares of the Portfolio. Currently, payments with respect to Class B and Class C shares are limited to 0.25% and 0.55%, respectively, of average net assets which amount may be increased to the full Plan amount by the Trustees of the Trust without shareholder approval. Because these fees are paid out of Trust assets on an on-going basis, over time these costs will increase the cost of your investment and may cost you more than other types of sales charges.

YOUR INVESTMENT

SHAREHOLDER INFORMATION

The separate accounts of MetLife are the record owners of the Portfolio's shares. Any reference to the shareholder in this Prospectus technically refers to those separate accounts and not to you, the Contract owner. The legal rights of you, the Contract owner, are different from the legal rights of the record owner.

However, MetLife is required to solicit instructions from Contract owners when voting on shareholder issues. Any voting by MetLife as shareholder would therefore reflect the actual votes of Contract owners. Neither the Securities and Exchange Commission nor MetLife requires any specific minimum percentage of Contract owners to vote in order for MetLife to echo vote the remaining unvoted votes. MetLife seeks to obtain a reasonable level of turnout given the particular voting trend. MetLife may use various methods of encouraging Contract owners to vote, including additional solicitations. The practice of echo voting means that a minority of Contract owners may, in practice, determine whether an item passes or fails. Please see "Voting Rights" in the prospectus for the Contracts accompanying this Prospectus for more information on your voting rights.

DISCLOSURE OF PORTFOLIO HOLDINGS

Shares of the Trust are offered only to separate accounts of the Insurance Companies. The following information is generally made available on one or more of the Insurance Company websites (including www.metlifeinvestors.com): (i) the portfolio holdings of the Portfolio and (ii) the percentage of the Portfolio's net assets that each of the portfolio holdings represents. This information is posted on the website as early as on or about the tenth business day following the calendar quarter and no later than on or about the first business day of the second month following the calendar quarter. The Trust may exclude any portion of these holdings from the posting when deemed in the best interest of the Trust. These postings generally remain until replaced by new postings as described above. For these purposes, the Portfolio's portfolio holdings are not considered to include transactions transmitted to the Trust's custodian after certain established cut-off times.

A description of the Portfolio's policies and procedures with respect to the disclosure of the Portfolio's portfolio securities is available in the SAI.

DIVIDENDS, DISTRIBUTIONS AND TAXES

DIVIDENDS AND DISTRIBUTIONS

The Portfolio intends to distribute substantially all of its net investment income, if any. The Portfolio distributes its dividends from its net investment income to MetLife's separate accounts at least once a year and not to you, the Contract owner. These distributions are in the form of additional shares and not cash. The result is that the Portfolio's investment performance, including the effect of dividends, is reflected in the cash value of the Contracts. Please see the Contract prospectus accompanying this Prospectus for more information.

All net realized long- or short-term capital gains of the Portfolio are distributed once a year and reinvested in the Portfolio.

TAXES

Please see the Contract prospectus accompanying this Prospectus for a discussion of the tax impact on you resulting from the income taxes the separate accounts owe as a result of their ownership of the Portfolio's shares and their receipt of dividends and capital gains.

The Portfolio expects to qualify and to continue to qualify as a regulated investment company under Subchapter M of the Code. As qualified, the Portfolio is not subject to federal income tax on that part of its taxable income that it distributes to its shareholders. Taxable income consists generally of net investment income, and any capital gains. It is the Portfolio's intention to distribute all such income and gains.

Shares of the Portfolio are currently offered only to the separate accounts of MetLife. Separate accounts are insurance company separate accounts that fund life insurance policies and annuity contracts. Under the Code, an insurance company pays no tax with respect to income of a qualifying separate account when the income is properly allocable to the value of eligible variable annuity or variable life insurance contracts. For a discussion of the taxation of life insurance companies and the separate accounts, as well as the tax treatment of the policies and annuity contracts and the holders thereof, see the discussion of federal income tax considerations included in the prospectus for the Contracts.

Section 817(h) of the Code and the regulations thereunder impose "diversification" requirements on the assets underlying a Contract. The Portfolio intends to maintain diversification which will allow each Contract to satisfy these requirements. These requirements are in addition to the diversification requirements imposed on the Portfolio by Subchapter M and the 1940 Act. Technically, the section 817(h) requirements provide that, with limited exceptions, as of the end of each calendar quarter or within thirty days thereafter no more than 55% of the assets underlying a Contract may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments, and no more than 90% by any four investments. For this purpose, an investment in the Portfolio is treated not as a single investment but as an investment in each asset owned by the Portfolio, so long as shares of the Portfolio are owned only by separate accounts of insurance companies, by qualified pension and retirement plans, and by a limited class of other investors. Similarly, an investment in an Underlying Portfolio by the Portfolio is treated not as a single investment but as an investment in each asset owned by the Underlying Portfolio, so long as shares of the Underlying Portfolio are owned only by separate accounts of insurance companies, by qualified pension and retirement plans, and by a limited class of other investors. The Portfolio and Underlying Portfolios are and will be so owned. Thus so long as the Portfolio meets the section 817(h) diversification tests, each Contract will also meet those tests. See the prospectus for the Contracts.

The foregoing is only a summary of some of the important federal income tax considerations generally affecting the Portfolio and you; see the SAI for a more detailed discussion. You are urged to consult your tax advisers.

REPORT TO POLICYHOLDERS

The fiscal year of the Portfolio ends on December 31 of each year. The Trust will send to you, at least semi-annually, reports and statements which show the Portfolio's composition and other information. An annual report, with audited information, will be sent to you each year.

SALES AND PURCHASES OF SHARES

The Trust does not sell its shares directly to the public. The Trust continuously sells Class B and Class C shares of the Portfolio only to the separate accounts of MetLife to fund Contracts. The Trust could also offer shares to other separate accounts of other insurers if approved by the Board of Trustees.

PURCHASE AND REDEMPTION OF SHARES

MetLife Investors Distribution Company is the principal underwriter and distributor of the Trust's shares. MetLife Investors Distribution Company places orders for the purchase or redemption of shares of the Portfolio based on, among other things, the amount of net Contract premiums or purchase payments transferred to the separate accounts, transfers to or from a separate account investment division and benefit payments to be effected on a given date pursuant to the terms of the Contract. Such orders are effected, without sales charge, at the net asset value per share for the Portfolio determined on that same date. The Trust reserves the right to reject or limit all or part of any purchase or exchange order for any reason.

The Portfolio is an available investment options under a number of different variable insurance products, many of which do not limit the number of transfers among the available underlying funds. A large number of transfers could raise transaction costs for the Portfolio and could require the Portfolio to maintain increased cash reserves, which could harm performance in rising markets.

Shares of the Portfolio are sold and redeemed at their net asset value without the imposition of any sales commission or redemption charge. Class B shares are subject to a Rule 12b-1 fee of 0.25% of average daily net assets. Class C shares are subject to a Rule 12b-1 fee of 0.55% of average daily net assets. (However, certain sales or other charges may apply to the Contract, as described in the Contract prospectus.) Under certain circumstances, redemption proceeds may be paid in securities or other property rather than in cash if the Manager determines it is in the best interests of the Trust.

MARKET TIMING

The Trust's Board of Trustees has adopted certain procedures, described below, to discourage certain types of trading in Portfolio shares that may be harmful to long-term investors, specifically (i) trading that is designed to exploit pricing inefficiencies and thereby dilute the returns of long-term investors; or (ii) frequent trading by an investor that generates sufficiently volatile cash flows to be disruptive to the Portfolio manager's ability to manage the Portfolio's assets ((i) or (ii), "market timing"). The Trust is not intended for investment by market timers. The Trust does not knowingly accommodate market timing in the Portfolio and, to the Trust's knowledge, there are no arrangements currently in place that are designed to permit any contract owner to engage in market timing. As discussed above, the Trust reserves the right to reject or limit all or part of any purchase or exchange order for any reason.

The Trust requires that the insurance company separate accounts that invest in the Portfolio have in place policies and procedures reasonably designed to detect and deter market timing in the separate accounts by contract owners. In addition, the Manager monitors cashflows of certain Portfolios identified as presenting pricing inefficiencies that could potentially be exploited by market timers, and, with respect to the Portfolio, conducts certain tests to help detect cash outflows or cashflow volatility that may be disruptive to a portfolio manager's ability to manage the Portfolio. If, based on such monitoring, the Manager believes (i) that a Portfolio's cash flows may reflect a pattern of market timing or (ii) that a Portfolio's cashflows may reflect frequent trading that is disruptive to the management of the Portfolio and it is appropriate given the context of the cash flow volatility (e.g., type of Portfolio, amount of assets), the Manager will refer the matter to the appropriate insurance company or companies.


Further, in accordance with Rule 22c-2 under the 1940 Act, the Trust has contracted with insurance company separate accounts to enable it to request and receive information regarding transactions in the shares of the Trust's Portfolio and limit transactions that violate the Trust's policies on market timing.


If the Trust finds that any insurance company has in place inadequate policies and procedures, with respect to a particular separate account, to detect and deter market timing in Portfolio shares and there is evidence of market timing in that separate account, the Trust or any of its Portfolios may be discontinued as an investment option of that separate account. In such an event, all contract owners of such separate account would no longer be able to make new investments in the Trust or any of its Portfolios. The Trust reserves the right to modify this policy, including any procedures established from time to time to effectuate this policy, at any time without notice.

LIMITATIONS ON THE TRUST'S ABILITY TO DETECT AND DETER MARKET TIMING

The Portfolio is available as an investment option under a number of different variable insurance products. Owners of these variable insurance products transfer value among sub-accounts of the insurance company separate accounts by contacting the insurance companies. The resulting purchases and redemptions of Portfolio shares are made through omnibus accounts of the insurance companies. The right of an owner of such a variable insurance product to transfer among sub-accounts is governed by a contract between the insurance company and such owner. Many of these contracts do not limit the number of transfers among the available underlying funds that a contract owner may make. The terms of these contracts, the presence of financial intermediaries (including the insurance companies) between the Trust and contract owners, the utilization of omnibus accounts by these intermediaries and other factors such as state insurance laws may limit the Trust's ability to detect and deter market timing. Multiple tiers of such financial intermediaries may further compound the Trust's difficulty in detecting and deterring such market timing activities.

RISKS ASSOCIATED WITH MARKET TIMING GENERALLY

While the Trust will try to detect and deter market timing by utilizing the procedures described above, these procedures may not be successful in identifying or deterring market timing. By realizing profits through short-term trading, contract owners that engage in market timing activities may dilute the value of shares held by long-term investors. Cashflow volatility resulting from frequent trading of Portfolio shares, especially involving large dollar amounts, may disrupt a portfolio manager's ability to manage the Portfolio's assets. Frequent trading may be disruptive if it makes it difficult for the Portfolio to implement its long-term investment strategies, for example by causing the Portfolio to maintain a higher level of its assets in cash to accommodate such frequent trading. Frequent trading may also be disruptive if it forces the Portfolio to sell portfolio securities at inopportune times to raise cash to accommodate such trading activity. In addition, frequent trading may cause the Portfolio to incur increased expenses. For example, as a result of such frequent trading, the Portfolio may be forced to liquidate investments and thereby incur increased brokerage costs and realization of taxable capital gains without attaining any investment advantage. All of these factors may adversely affect Portfolio performance.

Associated with an investment in the Portfolio that itself invests in securities that are, for example, thinly traded, traded infrequently, or relatively less liquid is the risk that the current market price for the securities may not accurately reflect current market values. A market timer may seek to engage in strategies designed to take advantage of these pricing differences ("price arbitrage") and thereby dilute the returns of long-term investors. Portfolios that may be adversely affected by price arbitrage include those Portfolios that significantly invest in small cap equity securities and in certain fixed-income securities, such as high yield bonds.

A Portfolio that invests significantly in foreign securities may be particularly susceptible to strategies designed to exploit pricing inefficiencies. This is because foreign securities are typically traded on markets that close well before the time the Portfolio calculates its net asset value (typically at 4:00 p.m. Eastern Time), which gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities. The time zone differences among international stock markets can allow a market timer engaging in certain strategies to exploit differences in Portfolio share prices that are based on closing prices of foreign securities established some time before the Portfolio calculates its own share price (a type of price arbitrage referred to as "time zone arbitrage"). As discussed more fully below, the Trust has procedures, referred to as fair value pricing, that allow the Trust to adjust closing market prices of foreign securities to reflect what is believed to be the fair value of those securities at the time the Portfolio calculates its net asset value. While there is no assurance, the Portfolio expects that the use of fair value pricing will reduce a market timer's ability to engage in time zone arbitrage to the detriment of Portfolio shareholders.

VALUATION OF SHARES


The Portfolio's net asset value ("NAV") per share is ordinarily determined once daily, as of the close of the regular session of business on the New York Stock Exchange (NYSE) (usually at 4:00 p.m., Eastern Time), on each day the NYSE is open. To the extent that the Portfolio's assets are traded in other markets when the NYSE is closed, the value of the Portfolio's assets may be effected on days when the Trust is not open for business. In addition, trading in some of the Portfolio's assets may not occur when the Trust is open for business.


NAV of a Portfolio share is computed by dividing the value of the net assets of the Portfolio by the total number of shares outstanding in the Portfolio. Share prices for any transaction are those next calculated after receipt of an order.

Except for money market instruments maturing in 60 days or less and foreign securities as discussed below, securities held by the Portfolio are valued at market value. If market values are not readily available, or if available market quotations are not reliable, securities are priced at their fair value as determined by the Valuation Committee of the Trust's Board of Trustees using procedures approved by the Board of Trustees. The Portfolio may use fair value pricing if the value of a security has been materially affected by events occurring before the Portfolio's calculation of NAV but after the close of the primary markets on which the security is traded.

The Portfolio may also use fair value pricing if reliable market quotations are unavailable due to infrequent trading or if trading in a particular security was halted during the day and did not resume prior to the Portfolio's calculation of NAV. The use of fair value pricing has the effect of valuing a security based upon the price the Portfolio might reasonably expect to receive if it sold that security but does not guarantee that the security can be sold at the fair value price. Further, because of the inherent uncertainty of fair valuation, a fair valuation price may differ significantly from the value that would have been used had a ready market for the investment existed, and these differences could be material. With respect to any portion of the Portfolio's assets that is invested in other open-end investment companies, that portion of the Portfolio's NAV is calculated based on the NAV of that investment company. The prospectus for the other investment company explains the circumstances and effects of fair value pricing for that investment company.

The Portfolio has retained a third party pricing service to automatically fair value each of its investments that is traded principally on a foreign exchange or market, subject to adjustment by the Trust's Valuation Committee. The Valuation Committee will regularly monitor and review the services provided by the pricing service to the Portfolio and periodically report to the Board on the pricing services' performance.

Money market instruments maturing in 60 days or less are valued on the amortized cost basis.

APPENDIX A

DESCRIPTION OF THE AMERICAN FUND INSURANCE SERIES UNDERLYING PORTFOLIOS

The Portfolio may invest in Class 1 shares of the American Fund Insurance Funds (the "Underlying Portfolios"). The following tables set forth: (i) the names of the Underlying Portfolios, (ii) the expense ratios of the Class 1 shares of the Underlying Portfolios for the most recent fiscal year, and (ii) brief descriptions of the Underlying Portfolios investment goals and principal strategies. Each of the Underlying Portfolios is managed by Capital Research and Management Company Additional investment practices are described in the American Funds Insurance Funds' SAI and in the prospectus for the Underlying Portfolios.


UNDERLYING PORTFOLIO EXPENSE RATIO GOAL AND PRINCIPAL STRATEGY
Global Small             0.73%     The Fund seeks to grow over time by investing primarily in stocks of
 Capitalization Fund               smaller companies, located around the world. Normally, the Fund invests at least 80%, of its assets in equity securities of companies with small market capitalizations, measured at the time of purchase. However, the
                                   Fund's holding of small capitalization stocks may fall below the 80%
                                   threshold due to subsequent market action.
-----------------------------------------------------------------------------------------------------------------
Growth Fund              0.33%     The Fund seeks to grow by investing primarily in commons tocks of companies that appear to offer superior opportunities for growth of capital.
                                   In seeking to pursue its investment objective, the Fund may invest in the securities of issuers representing a broad range of market capitalizations.
-----------------------------------------------------------------------------------------------------------------
International Fund       0.52%     The Fund seeks to grow over time by investing primarily in common stocks of companies located outside the United States. The Fund is designed for investors seeking capital appreciation through stocks. Investors in the
                                   Fund should have a long-term perspective and be able to tolerate potentially wide price fluctuations.
-----------------------------------------------------------------------------------------------------------------
New World Fund           0.82%     The Fund seeks to grow over time by investing primarily in stocks of companies with significant exposure to countries with developing economies and/or markets. The Fund may also invest in debt securities of issuers, including issuers of lower rated bonds, with exposure to these countries. The Fund is designed for investors seeking capital appreciation.
-----------------------------------------------------------------------------------------------------------------
Growth-Income Fund       0.27%     The Fund seeks to grow and provide income over time by investing primarily in common stocks or other securities that demonstrate the potential for appreciation and/or dividends. The Fund may invest up to
                                   15% of its assets, at the time of purchase, in securities of issuers domiciled outside the United States and not included in S&P 500 Index.
-----------------------------------------------------------------------------------------------------------------
Bond Fund                0.41%     The Fund seeks to maximize current income and preserve capital.
                                   Normally, the Fund invests at least 80% of its assets in bonds. The Fund will invest at least 65% of its assets in investment-grade debt securities
                                   (including cash and cash equivalents) and may invest up to 35% of its assets in bonds rated Ba or below by Moody's Investors Service and BB or below by Standard & Poor's Ratings Service or unrated but determined to be of equivalent quality.
-----------------------------------------------------------------------------------------------------------------
High-Income Bond         0.48%     The Fund seeks to provide a high level of current income and, secondarily,
 Fund                              capital appreciation by investing at least 65% of its assets in higher yielding and generally lower quality debt securities (rated Ba or below by
                                   Moody's Investors Service or BB or below by Standard & Poor's Ratings
                                   Service or unrated but determined to be of equivalent quality). The Fund may also invest up to 25% of its assets in securities of non-U.S. issuers.
                                   Normally, the Fund invests at least 80% of its assets in bonds.
-----------------------------------------------------------------------------------------------------------------

UNDERLYING PORTFOLIO  EXPENSE RATIO GOAL AND PRINCIPAL STRATEGY
U.S.                      0.46%     The Fund seeks to provide a high level of current income, as well as
 Government/AAA-Rated               preservation of investment. Normally, the Fund will invest at least 80% of
 Securities Fund                    its assets in securities that are guaranteed by the "full faith and credit"
                                    pledge of the U.S. government or debt securities that are rated Aaa by
                                    Moody's Investors Service or AAA by Standard & Poor's Ratings Service
                                    or unrated but determined to be of equivalent quality. The Fund is designed for investors seeking income and more price stability than from investing in stocks and lower quality debt securities, and capital preservation over the long term.

                                    The Fund may also invest a significant portion of its assets in securities backed by pools of mortgages. Certain of these securities may not be backed by the full faith and credit of the U.S. government and are supported only by the credit of the issuer. Such securities may include mortgage-backed securities issued by the Federal National Mortgage
                                    Association ("Fannie Mae") and the Federal Home Loan Mortgage
                                    ("Freddie Mac") are neither issued nor guaranteed by the U.S. Treasury.
----------------------------------------------------------------------------------------------------------------
Global Bond Fund          0.61%     The Fund seeks to provide a high level of total return as is consistent with prudent management, by investing primarily in investment grade bonds issued by entities based around the world and denominated in various currencies, including U.S. dollars. The Fund may also invest in lower quality, higher yielding debt securities, sometimes referred to as "junk bonds." The total return of the Fund will be the result of interest income, changes in the market value of the Fund's investments and changes in the value of other currencies relative to the U.S. dollar.
----------------------------------------------------------------------------------------------------------------

FOR MORE INFORMATION

If you would like more information about the Portfolio, the following documents are available to you free upon request:

ANNUAL/SEMI-ANNUAL REPORTS

Contain additional information about the Portfolio's performance. In the Portfolio's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION ("SAI")

Provides a fuller technical and legal description of the Portfolio's policies, investment restrictions, and business structure. The SAI is legally considered to be a part of this Prospectus.

IF YOU WOULD LIKE A COPY OF THE CURRENT VERSIONS OF THESE DOCUMENTS, OR OTHER INFORMATION ABOUT THE PORTFOLIO, CONTACT:

                          MET INVESTORS SERIES TRUST
                                 5 PARK PLAZA
                                  SUITE 1900
                           IRVINE, CALIFORNIA 92614

                                1-800-848-3854

Free copies of the SAI and Annual and Semi-Annual Reports are available at the following website: www.metlifeinvestors.com. Information about the Portfolio, including the Annual and Semi-annual Reports and SAI, may also be obtained from the Securities and Exchange Commission ("SEC"):

[_] IN PERSONReview and copy documents in the SEC's Public Reference Room in
             Washington, D.C. (for information call 202-551-8090).

[_] ON LINE  Retrieve information from the EDGAR database on the SEC's web site at: http://www.sec.gov.

[_] By mail  Request documents, upon payment of a duplicating fee, by writing to SEC, Public Reference Section, Washington, D.C. 20549 or by e-mailing the SEC at publicinfo@sec.gov.

                             SEC FILE # 811-10183

                                 MET INVESTORS
                            S E R I E S   T R U S T

                         American Funds Bond Portfolio

                                Class C Shares

                                  PROSPECTUS

                                APRIL 28, 2008

Like all securities, these securities have not been approved or disapproved by the
    Securities and Exchange Commission, nor has the Securities and Exchange
      Commission passed upon the accuracy or adequacy of this Prospectus.
           Any representation to the contrary is a criminal offense.

                           ____TABLE OF CONTENTS____


                                                          PAGE

              INTRODUCTION                                 3
                 Understanding the Trust                   3
                 Understanding the Portfolio               3

              THE PORTFOLIO                                4

                INVESTMENT SUMMARY                         4
                 American Funds Bond Portfolio             5

                ADDITIONAL INVESTMENT STRATEGIES           10
                MANAGEMENT                                 10
                 The Portfolio's Manager                   11
                 The Master Fund's Investment Adviser      12
                 Distribution Plan                         14

              YOUR INVESTMENT                              14
                 Shareholder Information                   14
                 Dividends, Distributions and Taxes        15
                 Sales and Purchases of Shares             17

              FOR MORE INFORMATION                     Back Cover

INTRODUCTION

UNDERSTANDING THE TRUST

Met Investors Series Trust (the "Trust") is an open-end management investment company that offers a selection of fifty-two managed investment portfolios or mutual funds, only one of which is offered through this Prospectus (the "Portfolio"). Please see the Investment Summary section of this Prospectus for specific information on the Portfolio.

  INVESTING THROUGH A VARIABLE INSURANCE CONTRACT

  Class C shares of the Portfolio are currently only sold to separate accounts of Metropolitan Life Insurance Company and certain of its affiliates (collectively, "MetLife" or the "Insurance Companies") to fund the benefits under certain individual flexible premium variable life insurance policies and individual and group variable annuity contracts (collectively, "Contracts"). As a Contract owner, your premium payments are allocated to the Portfolio in accordance with your Contract.

  Please read this Prospectus carefully. It provides information to assist you in your decision. If you would like additional information about the Portfolio, please request a copy of the Statement of Additional Information ("SAI"). For details about how to obtain a copy of the SAI and other reports and information, please see the back cover of this Prospectus. The SAI is incorporated by reference into this Prospectus.

UNDERSTANDING THE PORTFOLIO

MASTER-FEEDER STRUCTURE

The Portfolio described in this Prospectus operates as a "feeder fund" which means that the Portfolio does not buy investment securities directly. Instead, it invests in a "master fund" which in turn purchases investment securities. The Portfolio has essentially the same investment objective and limitations as its master fund, the Bond Series (the "Bond Fund" or the "Master Fund"). The Master Fund is a series of American Funds Insurance Series ("American Funds"). The Master Fund has other shareholders, each of whom will pay their proportionate share of the Master Fund's expenses. The Portfolio will purchase Class 1 shares of the Bond Fund.

THE PROSPECTUS FOR THE AMERICAN FUNDS MASTER FUND IS DELIVERED TOGETHER WITH THIS PROSPECTUS. The statement of additional information of the American Funds Master Fund is available upon request as described on the back cover.

After this Introduction you will find an Investment Summary for the Portfolio. The Investment Summary presents important facts about the Portfolio and its corresponding Master Fund, including information about its investment objective, principal investment strategy, primary risks, fees and expenses and past performance.


 PLEASE SEE THE CONTRACT PROSPECTUS THAT ACCOMPANIES THIS PROSPECTUS FOR A DETAILED EXPLANATION OF YOUR CONTRACT.

                                 THE PORTFOLIO


INVESTMENT SUMMARY

The Portfolio's summary discusses the following:

    INVESTMENT OBJECTIVE
    What is the Portfolio's investment goal?

    PRINCIPAL INVESTMENT STRATEGY
    How does the Portfolio attempt to achieve its investment goal? What types of investments does it contain? What style of investing and investment philosophy does it follow?

    PRIMARY RISKS
    What are the specific risks of investing in the Portfolio?

    PAST PERFORMANCE
    How well has the Portfolio performed over time?

    FEES AND EXPENSES
    What is the cost of investing in the Portfolio?

The Portfolio has a stated investment objective which is the same as the objective of the Master Fund in which it invests. The Master Fund pursues this investment objective through separate investment strategies or policies. There can be no assurance that the Portfolio or its Master Fund will achieve its investment objective.

In addition to its principal investment strategy, the Portfolio and Master Fund may invest in various types of securities and engage in various investment techniques and practices which are not the principal focus of the Portfolio or Master Fund and therefore are not described in the Investment Summary section of the Prospectus. These other securities and investment techniques and practices in which the Portfolio or Master Fund may engage, together with their risks, are briefly discussed in "Additional Investment Strategies" in this Prospectus and in the statement of additional information of the Master Fund.

Following the Investment Summary is the section entitled "Primary Risks of Investing in the Portfolio" which lists some of the factors that may affect the value of the Portfolio's investments. You can lose money by investing in the Portfolio.

The SAI provides more detailed information regarding the various types of securities that the Portfolio may purchase and certain investment techniques and practices of the Portfolio's Manager.

The Contracts may be sold by banks. AN INVESTMENT IN A PORTFOLIO OF THE TRUST THROUGH A CONTRACT IS NOT A DEPOSIT OR OBLIGATION OF, OR GUARANTEED BY, ANY BANK, AND IS NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY OF THE U.S. GOVERNMENT.



 THE PORTFOLIO IN THIS PROSPECTUS IS A MUTUAL FUND: A POOLED INVESTMENT THAT IS PROFESSIONALLY MANAGED AND THAT GIVES YOU THE OPPORTUNITY TO PARTICIPATE IN FINANCIAL MARKETS. THE PORTFOLIO STRIVES TO REACH ITS STATED INVESTMENT OBJECTIVE, WHICH CAN BE CHANGED WITHOUT SHAREHOLDER APPROVAL. AS WITH ALL MUTUAL FUNDS, THERE IS NO GUARANTEE THAT THE PORTFOLIO WILL ACHIEVE ITS INVESTMENT OBJECTIVE.

 THE MASTER FUND'S INVESTMENT ADVISER MAY SELL A PORTFOLIO SECURITY WHEN THE VALUE OF THE INVESTMENT REACHES OR EXCEEDS ITS ESTIMATED FAIR VALUE, TO TAKE ADVANTAGE OF MORE ATTRACTIVE INVESTMENT YIELD OPPORTUNITIES, WHEN THE ISSUER'S INVESTMENT FUNDAMENTALS BEGIN TO DETERIORATE, WHEN THE MASTER FUND MUST MEET REDEMPTIONS, OR FOR OTHER INVESTMENT REASONS. THE PORTFOLIO WILL REDEEM SHARES OF ITS CORRESPONDING MASTER FUND WHEN THE PORTFOLIO MUST MEET REDEMPTIONS.

                         AMERICAN FUNDS BOND PORTFOLIO

INVESTMENT OBJECTIVE:

To maximize current income and preserve capital.

PRINCIPAL INVESTMENT STRATEGY:

The American Funds Bond Portfolio (previously defined as the "Bond Fund" or the "Master Fund") invests all of its assets in the Class 1 shares of the Bond Fund, a series of American Funds. Normally, the Bond Fund invests at least 80% of its assets in bonds. The Bond Fund will invest at least 65% of its assets in investment grade debt securities (including cash and cash equivalents) and may invest up to 35% of its assets in bonds that are rated Ba or below by Moody's Investors Service, Inc. ("Moody's") and BB or below by Standard & Poor's Ratings Service ("S&P") or that are unrated but determined to be of equivalent quality. Such securities are sometimes referred to as "junk bonds". The Bond Fund may invest in bonds of issuers domiciled outside the United States without limit, however, only up to 20% of Bond Fund's assets may be invested in securities denominated in currencies other than the U.S. dollar. The Bond Fund may also invest up to 20% of its assets in preferred stocks, including convertible and non-convertible preferred stocks.

PRIMARY RISKS OF INVESTING IN THE PORTFOLIO

The value of your investment in the Portfolio may be affected by one or more of the following risks any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate. Please refer to the Master Fund's prospectus and statement of additional information for a further discussion of the risks that may apply to the Master Fund. Please note that there are many other circumstances that could adversely affect your investment and prevent the Portfolio from reaching its objective, which are not described here.


MARKET RISK. The Master Fund's share price and, consequently, the Portfolio's share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including disappointing corporate earnings, adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or a company may deteriorate. In addition, an assessment by the Master Fund's investment adviser of particular companies may prove incorrect, resulting in losses or poor performance by those holdings, even in a rising market. The Master Fund could also miss attractive investment opportunities if its investment adviser underweights markets or industries where there are significant returns, and could lose value if the investment adviser overweights markets or industries where there are significant declines.


Stocks purchased in initial public offerings (IPOs) have a tendency to fluctuate in value significantly shortly after the IPO relative to the price at which they were purchased. These fluctuations could impact the net asset value and return earned on the Master Fund's shares.

INTEREST RATE RISK. The values of debt securities are subject to change when prevailing interest rates change. When interest rates go up, the value of debt securities and certain dividend pay-ing stocks tends to fall. If the Master Fund invests a significant portion of its assets in debt securities or stocks purchased primarily for dividend income and interest rates rise, then the value of your investment may decline. Alternatively, when interest rates go down, the value of debt securities and certain dividend paying stocks may rise.

Interest rate risk will affect the price of a fixed income security more if the security has a longer maturity because changes in interest rates are increasingly difficult to predict over longer periods of time. Fixed income securities with longer maturities will therefore be more volatile than other fixed income securities with shorter maturities. Conversely, fixed income securities with shorter maturities will be less volatile but generally provide lower returns than fixed income securities with longer maturities. The average maturity and duration of the Master Fund's fixed income investments will affect the volatility of the Master Fund's share price, and consequently, the Portfolio's share price.

CREDIT RISK. The value of debt securities is directly affected by an issuer's ability to pay principal and interest on time. If the Master Fund invests in debt securities, the value of your investment may be adversely affected when an issuer fails to pay an obligation on a timely basis. The Master Fund, and, with respect to repurchase agreements, the Portfolio may also be subject to credit risk to the extent it engages in transactions, such as securities loans, repurchase agreements or certain derivatives, which involve a promise by a third party to honor an obligation to the Master Fund or Portfolio. Such third party may be unwilling or unable to honor its financial obligations.

HIGH YIELD DEBT SECURITY RISK. High yield debt securities, or junk bonds, are securities which are rated below "investment grade" or are not rated, but are of equivalent quality. High yield debt securities range from those for which the prospect for repayment of principal and interest is predominantly speculative to those which are currently in default on principal or interest payments. The Master Fund with high yield debt securities may be more susceptible to credit risk and market risk than the Master Fund that invests only in higher quality debt securities because these lower-rated debt securities are less secure financially and more sensitive to downturns in the economy. In addition, the secondary market for such securities may not be as liquid as that for more highly rated debt securities. As a result, the Master Fund's investment adviser may find it more difficult to sell these securities or may have to sell them at lower prices.

You should understand that high yield securities are not generally meant for short-term investing. When the Master Fund invests in high yields securities it generally seeks to receive a correspondingly higher return to compensate it for the additional credit risk and market risk it has assumed.

FOREIGN INVESTMENT RISK. Investments in foreign securities involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject. These risks may include:

  . Seizure by the government of company assets, excessive taxation, withholding taxes on dividends and interest, limitations on the use or transfer of portfolio assets, and political or social instability.

  . Enforcing legal rights may be difficult, costly and slow in foreign countries, and there may be special problems enforcing claims against foreign governments.

  . Foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there may be less public information about their operations.

  .  Foreign markets may be less liquid and more volatile than U.S. markets.

  . Foreign securities often trade in currencies other than the U.S. dollar, and the Master Fund may directly hold foreign currencies and purchase and sell foreign currencies. Changes in currency exchange rates will affect the Master Fund's net asset value (and as a result the Portfolio's net asset value), the value of dividends and interest earned, and gains and losses realized on the sale of foreign securities. An increase in the strength of the U.S. dollar relative to these other currencies may cause the value of the Master Fund to decline. Certain foreign currencies may be particularly volatile, and foreign governments may intervene in the currency markets, causing a decline in value or liquidity of the Master Fund's foreign currency or securities holdings.

  . Costs of buying, selling and holding foreign securities, including brokerage, tax and custody costs, may be higher than those involved in domestic transactions.

PAST PERFORMANCE:

As of the date of this Prospectus, the Portfolio had not commenced operations. No performance information is currently available.

For information on the Bond Fund's performance, see page 13.


 PORTFOLIO MANAGEMENT OF THE BOND FUND:

..  Capital Research and Management Company see page 12

FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are estimated for the fiscal year ended December 31, 2008 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below reflect aggregate annual operating expenses of the Portfolio and the Bond Fund. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. If such expenses were reflected in the Example, the expense amounts indicated would be higher. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)


                                                        Class C
---------------------------------------------------------------
Management Fees                                          0.00%
---------------------------------------------------------------
12b-1 Fee                                                0.55%
---------------------------------------------------------------
Other Expenses                                           0.44%
---------------------------------------------------------------
Acquired (Master) Fund Fees and Expenses (Bond Fund)/*/  0.41%
---------------------------------------------------------------
Total Annual Portfolio Operating Expenses and
 Acquired (Master) Fund Fees and Expenses
 Before Expense Waiver                                   1.40%
---------------------------------------------------------------
Contractual Expense Waiver/**/                           0.34%
---------------------------------------------------------------
Total Annual Portfolio Operating Expenses and
 Acquired (Master) Fund Fees and Expenses
 After Expense Waiver                                    1.06%
---------------------------------------------------------------


         * As an investor in the Bond Fund, the Portfolio also will bear its pro-rata portion of the operating expenses of the Bond Fund, including the management fee. The Bond Fund's fees and expenses are for the fiscal year ended December 31, 2007. The Bond Fund's investment adviser is currently waiving 10% of its management fee. The waiver will continue at this level until further review. The Acquired (Master) Fund Fees and Expenses do not reflect this waiver. Giving effect to such waiver, Total Annual Portfolio Operating Expenses After Expense Waiver and Acquired (Master) Fund Fees and Expenses would be 1.02%.
        ** Met Investors Advisory, LLC (the "Manager") and the Trust have entered into an Expense Limitation Agreement whereby the total direct Annual Portfolio Operating Expenses for the Class C shares of the Portfolio will not exceed 0.65% for the period ended April 30, 2009 and in any year in which the Agreement is in effect. Under certain circumstances, any fees waived or expenses reimbursed by the Manager may, with the approval of the Trust's Board of Trustees, be repaid to the Manager.

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same and that all expense limitations remain in effect only for the period ended April 30, 2009. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES

        Class C
---------------
1 Year   $109
---------------
3 Years  $412
---------------

ADDITIONAL INVESTMENT STRATEGIES

In addition to the Portfolio's principal investment strategies, the Portfolio may at times invest a portion of its assets in repurchase agreements. Repurchase agreements involve the purchase of a security by the Portfolio and a simultaneous agreement by the seller (generally a bank or dealer) to repurchase the security from the Portfolio at a specified date or upon demand. This technique offers a method of earning income on idle cash. Repurchase agreements involve credit risk, I.E., the risk that the seller will fail to repurchase the security, as agreed. In that case, the Portfolio will bear the risk of market value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security.

The SAI provides a more detailed discussion of repurchase agreements. The Portfolio is not limited by this discussion and may invest in other types of securities not precluded by the policies discussed elsewhere in this Prospectus.

In addition, under adverse market or economic conditions, the Master Fund could invest for temporary defensive purposes some or all of its assets in cash, cash equivalents or other high quality short-term instruments or utilize other investment strategies that may be inconsistent with the Master Fund's principal investment strategy. Temporary defensive instruments generally include U.S. government securities, bank time deposits denominated in the currency of any major nation, commercial paper and repurchase agreements. The Master Fund may also invest in these types of securities or hold cash while looking for suitable investment opportunities or to maintain liquidity. These measures could reduce the benefit from an upswing in the market or prevent the Master Fund from meeting its investment objective. In addition, the Master Fund may at times invest a portion of its assets in other investment strategies and techniques which are set forth in the statement of additional information of the Master Fund, which is available upon request.

MANAGEMENT

The Trust's Board of Trustees is responsible for managing the business affairs of the Trust. The Trustees meet periodically to review the affairs of the Trust and to establish certain guidelines which the Manager is expected to follow in implementing the investment policies and objectives of the Trust. The Trustees also review the management of the Master Fund's assets by its investment adviser.

The Portfolio and the Master Fund expect to maintain consistent investment objectives, but if the Master Fund does not, the Portfolio may withdraw from the Master Fund, receiving either cash or securities in exchange for its interest in the Master Fund. In addition, the Manager or the Trust's Board of Trustees may withdraw the Portfolio from the Master Fund if the Master Fund's investment policies significantly change or if, over a full market cycle, the Master Fund consistently underperforms its benchmark or other funds with similar investment objectives and policies. The Trust's Board of Trustees would then consider whether the Portfolio should hire its own investment adviser, invest in a different master fund, or take other action in the best interest of shareholders.


Information about the Trustees and executive officers of the Trust is contained in the SAI.

THE PORTFOLIO'S MANAGER

Met Investors Advisory, LLC (the "Manager"), 5 Park Plaza, Suite 1900, Irvine, California 92614, has overall responsibility for the general management and administration of the Portfolio. The Manager selects the Master Fund in which the Portfolio will invest and monitors the Master Fund's investment program. The Manager is an affiliate of MetLife.

The Manager receives no compensation for its services to the Portfolio. In the event that the Portfolio were to withdraw from the Master Fund and invest its assets directly in investment securities, the Manager would retain the services of an investment adviser and would receive a management fee at an annual rate of 0.55% of the assets of the Portfolio.

EXPENSE LIMITATION AGREEMENT


In the interest of limiting expenses of the Portfolio until April 30, 2009, the Manager has entered into an expense limitation agreement with the Trust ("Expense Limitation Agreement"). Pursuant to that Expense Limitation Agreement, the Manager has agreed to waive or limit its fees and to assume other expenses so that the total direct annual operating expenses of the Portfolio other than interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, other extraordinary expenses not incurred in the ordinary course of the Portfolio's business, acquired fund fees and expenses, but including amounts payable pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act are limited to 0.65% of daily net assets in the case of the Portfolio.


The Portfolio may at a later date reimburse to the Manager the management fees waived or limited and other expenses assumed and paid by the Manager pursuant to the Expense Limitation Agreement provided the Portfolio has reached a sufficient asset size to permit such reimbursement to be made without causing the total annual expense ratio of the Portfolio to exceed the then existing percentage limits. Consequently, no reimbursement by the Portfolio will be made unless the Portfolio's total annual expense ratio is less than the respective percentages stated above.

The total amount of reimbursement to which the Manager may be entitled will equal, at any time, the sum of (i) all investment management fees previously waived or reduced by the Manager and (ii) all other payments previously remitted by the Manager to the Portfolio during any of the previous five fiscal years, less any reimbursement that the Portfolio has previously paid to the Manager with respect to (a) such investment management fees previously waived or reduced and (b) such other payments previously remitted by the Manager to the Portfolio.

The Trust and the Manager have received an exemptive order from the Securities and Exchange Commission that permits the Manager, subject to certain conditions, and without the approval of shareholders to: (a) employ a new unaffiliated sub-adviser for the Portfolio pursuant to the terms of a new investment advisory agreement, in each case either as a replacement for an existing sub-adviser or as an additional sub-adviser; (b) change the terms of any investment advisory agreement; and (c) continue the employment of an existing sub-adviser on the same advisory contract terms where a contract has been assigned because of a change in control of the sub-adviser. In such circumstances, shareholders would receive notice of such action, including the information concerning the new sub-adviser that normally is provided in a proxy statement. The American Funds have also received a similar "manager of managers" exemptive order. See the American Funds' Master Fund prospectus for details.

A discussion regarding the basis of the Board of Trustees' approval of the Management Agreement with the Manager will be available in the Trust's semi-annual report.

THE MASTER FUND'S INVESTMENT ADVISER

Under the terms of the agreement between the investment adviser and the Master Fund's trust, the investment adviser develops a plan for investing the assets of the Master Fund, selects the assets to be purchased and sold by the Master Fund, selects the broker-dealer or broker-dealers through which the Master Fund will buy and sell its assets, and negotiates the payment of commissions, if any, to those broker-dealers. Day-to-day management of the investments in the Master Fund is the responsibility of the investment adviser's portfolio counselors. The portfolio counselors of the Master Fund are indicated below following a brief description of the investment adviser.

CAPITAL RESEARCH AND MANAGEMENT COMPANY ("CRMC"), 333 South Hope Street, Los Angeles, California 90071, is the investment adviser ("Adviser") to the Master Fund and other mutual funds, including the American Funds. CRMC, an experienced investment management organization founded in 1931, is a wholly owned subsidiary of The Capital Group Companies, Inc. As of December 31, 2007, CRMC had in excess of $ 1.3 billion in assets under management.

The total management fee paid by the Master Fund, as a percentage of average net assets, for the fiscal year ended December 31, 2007 is 0.36%. CRMC is voluntarily waiving a portion of management fees. If this waiver was not in place the management fee for Bond Fund would be 0.40%. Please see the financial highlights table in the Master Fund's prospectus or its annual report for details.

CRMC uses a system of multiple portfolio counselors in managing mutual fund assets. Under this approach, the portfolio of the Master Fund is divided into segments which are managed by individual counselors. Counselors decide how their respective segments will be invested, within the limits provided by the Master Fund's objective(s) and policies and by CRMC's investment committee. In addition, CRMC's research professionals may make investment decisions with respect to a portion of the Master Fund's portfolio. The primary portfolio counselors for the Master Fund are listed below.

BOND FUND


                                                                             Approximate Years of
                                                                               Experience as an
                                                    Years of Experience as   Investment Professional
 Portfolio Counselor                               Portfolio Counselor (and  -----------------------
    for the Fund/          Primary Title with      research professional, if  With Adviser    Total
Title (if applicable)    Adviser (or affiliate)    applicable) (approximate) (or affiliate)   Years
--------------------- ---------------------------- ------------------------- ---------------- -----
Abner D. Goldstine    Senior Vice President--Fixed 12 years (since the Fund        41          56
Senior Vice President Income, and Director, CRMC   began operations)
----------------------------------------------------------------------------------------------------
John H. Smet          Senior Vice President--Fixed 12 years (since the Fund        25          26
Senior Vice President Income, CRMC                 began operations)
----------------------------------------------------------------------------------------------------
David C. Barclay      Senior Vice President--Fixed 10 years                        20          27
                      Income, CRMC
----------------------------------------------------------------------------------------------------
Mark H. Dalzell       Senior Vice President, CRMC  3 years                         20          30

PERFORMANCE OF MASTER FUND

The American Funds Bond Portfolio and its corresponding Master Fund have essentially the same investment objectives, policies, and strategies. Since the Portfolio had not commenced operations as of the date of this Prospectus, it does not have any operating history. However, hypothetical performance information regarding the Portfolio is presented because the Portfolio's performance will be based on the performance of the Master Fund for the year ended December 31, 2007 adjusted to reflect the Portfolio's estimated expenses for the year ended December 31, 2008 (including contractual expense waivers). The information below provides an evaluation of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future results.

The performance shown below in the bar chart is the performance of the Portfolio's Class C shares, which has a Rule 12b-1 fee of 0.55% of average daily net assets.

The bar chart below shows you the performance of the Portfolio's Class C shares for the last 10 calendar years (based on the performance of the Master Fund's Class 1 shares, as adjusted for Portfolio class expenses) and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart.

                                    [CHART]

Year-by-Year Total Return as of 12/31 of Each Year

  98       99      00      01      02      03      04      05      06       07
-------  ------  ------  ------  ------  ------  ------  ------  ------   ------
 3.68%   2.13%   4.51%   7.74%   3.56%   12.30%  5.32%   1.09%   6.57%    2.93%

High Quarter: 2nd-2003   +4.88%
Low Quarter:  1st-2004   -1.88%

The table below compares the Portfolio's Class C shares average annual compounded total returns (based on the performance of the Master Fund's Class 1 shares, as adjusted for Portfolio class expenses) for the 1-, 5- and 10-year periods through 12/31/07 with: (1) the Citigroup Broad Investment Grade (BIG) Bond Index, a market capitalization-weighted index that includes fixed rate U.S. Treasury, government-sponsored, mortgage, asset-backed and investment grade corporate bonds with a maturity of one year or longer, and (2) the Lehman Brothers Aggregate Bond Index, an index that represents the U.S. investment-grade fixed-rate bond market and includes re-invested dividends and/or distributions. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.

        Average Annual Total Return as of 12/31/07
----------------------------------------------------------
                                     1 Year 5 Year 10 Year
------------------------------------ ------ ------ -------
American Funds Bond Portfolio
Class C shares                       2.93%  5.57%   4.93%
Citigroup BIG Index                  7.22%  4.55%   6.03%
Lehman Brothers Aggregate Bond Index 6.96%  4.42%   5.97%

DISTRIBUTION PLAN

The Portfolio has adopted for its Class C shares, a plan pursuant to Rule 12b-1 under the 1940 Act (the "Plan"). Pursuant to the Plan, the Portfolio has entered into a Distribution Agreement relating to the Plan with MetLife Investors Distribution Company located at 5 Park Plaza, Irvine, California 92614. MetLife Investors Distribution Company is an affiliate of the Manager, and serves as principal underwriter for the Trust. The Plan permits the use of Trust assets to help finance the distribution of the shares of the Portfolio. Under the Plan, the Trust, on behalf of the Portfolio, is permitted to pay to various service providers up to 1.00% of the average daily net assets of the Portfolio attributable to its Class C shares as payment for services rendered in connection with the distribution of Class C shares. Currently, payments are limited to 0.55% of average net assets in the case of Class C shares, which amount may be increased to the full Plan amount by the Trustees of the Trust without shareholder approval. Because these fees are paid out of Trust assets on an on-going basis, over time these costs will increase the cost of your investment and may cost you more than other types of sales charges.

YOUR INVESTMENT

SHAREHOLDER INFORMATION

The separate accounts of MetLife are the record owners of the Portfolio's shares. Any reference to the shareholder in this Prospectus technically refers to those separate accounts and not to you, the Contract owner. The legal rights of you, the Contract owner, are different from the legal rights of the record owner.

However, MetLife is required to solicit instructions from Contract owners when voting on shareholder issues. Any voting by MetLife as shareholder would therefore reflect the actual votes of Contract owners. Neither the Securities and Exchange Commission nor MetLife requires any specific minimum percentage of Contract owners to vote in order for MetLife to echo vote the remaining unvoted votes. MetLife seeks to obtain a reasonable level of turnout given the particular voting trend. MetLife may use various methods of encouraging Contract owners to vote, including additional solicitations. The practice of echo voting means that a minority of Contract owners may, in practice, determine whether an item passes or fails. Please see "Voting Rights" in the prospectus for the Contracts accompanying this Prospectus for more information on your voting rights.

MASTER-FEEDER STRUCTURE

The Master Fund will have other shareholders, each of whom will pay their proportionate share of the Master Fund's expense. As a shareholder of the Master Fund, the Portfolio will have the same voting rights as other shareholders. It is anticipated that Contract owners will be solicited by MetLife for their voting instructions. The Portfolio has the right to switch master funds or decide to have the Manager manage its assets directly if the Trust's Board of Trustees decides it is in the best interest of the Portfolio to do so.

DISCLOSURE OF PORTFOLIO HOLDINGS

Shares of the Trust are offered only to separate accounts of the Insurance Companies. The following information is generally made available on one or more of the Insurance Company websites (including www.metlifeinvestors.com): (i) the ten largest portfolio holdings of the Portfolio; (ii) unless the Adviser has objected, the percentage of the Portfolio's net assets that each of the portfolio holdings represents; and (iii) the percentage of the Portfolio's net assets that these holdings represent in the aggregate. Unless the Adviser has objected, this information is posted on the website as early as on or about the tenth business day following the calendar quarter and no later than on or about the first business day of the second month following the calendar quarter. The Trust may exclude any portion of these holdings from the posting when deemed in the best interest of the Trust. These postings generally remain until replaced by new postings as described above. For these purposes, the Portfolio's ten largest portfolio holdings are not considered to include swaps, futures, or forward currency transactions or transactions transmitted to the Trust's custodian after certain established cut-off times.

A description of the Portfolio's policies and procedures with respect to the disclosure of the Portfolio's portfolio securities is available in the SAI.

Information on the portfolio holdings of the Master Fund is posted on the American Funds website (www.americanfunds.com).

DIVIDENDS, DISTRIBUTIONS AND TAXES

DIVIDENDS AND DISTRIBUTIONS

The Portfolio intends to distribute substantially all of its net investment income, if any. The Portfolio distributes its dividends from its net investment income to MetLife's separate accounts at least once a year and not to you, the Contract owner. These distributions are in the form of additional shares and not cash. The result is that the Portfolio's investment performance, including the effect of dividends, is reflected in the cash value of the Contracts. Please see the Contract prospectus accompanying this Prospectus for more information.

All net realized long- or short-term capital gains of the Portfolio are also declared once a year and reinvested in the Portfolio.

TAXES

Please see the Contract prospectus accompanying this Prospectus for a discussion of the tax impact on you resulting from the income taxes the separate accounts owe as a result of their ownership of the Portfolio's shares and their receipt of dividends and capital gains.

The Portfolio expects to qualify and to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. As qualified, the Portfolio is not subject to federal income tax on that part of its taxable income that it distributes to you. Taxable income consists generally of net investment income, and any capital gains. It is the Portfolio's intention to distribute all such income and gains.

Shares of the Portfolio are currently offered only to the separate accounts of MetLife. Separate accounts are insurance company separate accounts that fund life insurance policies and annuity contracts. Under the Code, an insurance company pays no tax with respect to income of a qualifying separate account when the income is properly allocable to the value of eligible variable annuity or variable life insurance contracts. For a discussion of the taxation of life insurance companies and the separate accounts, as well as the tax treatment of the policies and annuity contracts and the holders thereof, see the discussion of federal income tax considerations included in the prospectus for the Contracts.

Section 817(h) of the Code and the regulations thereunder impose "diversification" requirements on the assets underlying a Contract. The Portfolio intends to maintain diversification which will allow each Contract to satisfy these requirements. These requirements are in addition to the diversification requirements imposed on the Portfolio by Subchapter M and the 1940 Act. Technically, the section 817(h) requirements provide that, with limited exceptions, as of the end of each calendar quarter or within thirty days thereafter no more than 55% of the assets underlying a Contract may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments, and no more than 90% by any four investments. For this purpose, an investment in the Master Fund is treated not as a single investment but as an investment in each asset owned by the Master Fund, so long as shares of the Master Fund are owned only by separate accounts of insurance companies, by qualified pension and retirement plans, and by a limited class of other investors. The Master Fund is and will be so owned. Thus so long as the Master Fund meets the section 817(h) diversification tests, each Contract will also meet those tests. See the prospectus for the Contracts.

The foregoing is only a summary of some of the important federal income tax considerations generally affecting the Portfolio and you; see the SAI for a more detailed discussion. You are urged to consult your tax advisers.

REPORT TO POLICYHOLDERS

The fiscal year of the Portfolio ends on December 31 of each year. The Trust will send to you, at least semi-annually, reports which show the Portfolio's composition and other information. An annual report, with audited information, will be sent to you each year.

SALES AND PURCHASES OF SHARES

The Trust does not sell its shares directly to the public. The Trust continuously sells Class C shares of the Portfolio only to the separate accounts of MetLife to fund Contracts. The Trust could also offer shares to other separate accounts of other insurers if approved by the Board of Trustees.

PURCHASE AND REDEMPTION OF SHARES

MetLife Investors Distribution Company is the principal underwriter and distributor of the Trust's shares. MetLife Investors Distribution Company places orders for the purchase or redemption of shares of the Portfolio based on, among other things, the amount of net Contract premiums or purchase payments transferred to the separate accounts, transfers to or from a separate account investment division and benefit payments to be effected on a given date pursuant to the terms of the Contract. Such orders are effected, without sales charge, at the net asset value per share for the Portfolio determined on that same date. The Trust reserves the right to reject or limit all or part of any purchase or exchange order for any reason.

The Portfolio is available as an investment option under a number of different variable insurance products, many of which do not limit the number of transfers among the available underlying funds. A large number of transfers could raise transaction costs for the Portfolio and could require the Adviser to maintain increased cash reserves, which could harm performance in rising markets.

Shares of the Portfolio are sold and redeemed at their net asset value without the imposition of any sales commission or redemption charge. Class C shares are subject to a Rule 12b-1 fee of 0.55% of average daily net assets. (However, certain sales or other charges may apply to the Contract, as described in the Contract prospectus.) Under certain circumstances, redemption proceeds may be paid in securities or other property rather than in cash if the Manager determines it is in the best interests of the Trust.

The Class 1 shares of the Master Fund, which the Portfolio will purchase, are not subject to a Rule 12b-1 fee.

MARKET TIMING

The Trust's Board of Trustees has adopted certain procedures, described below, to discourage certain types of trading in Portfolio shares that may be harmful to long-term investors, specifically (i) trading that is designed to exploit pricing inefficiencies and thereby dilute the returns of long-term investors; or (ii) frequent trading by an investor that generates sufficiently volatile cash flows to be disruptive to a portfolio manager's ability to manage a Portfolio's assets ((i) or (ii), "market timing"). The Trust is not intended for investment by market timers. The Trust does not knowingly accommodate market timing in any Portfolio and, to the Trust's knowledge, there are no arrangements currently in place that are designed to permit any contract owner to engage in market timing. As discussed above, the Trust reserves the right to reject or limit all or part of any purchase or exchange order for any reason.

The Trust requires that the insurance company separate accounts that invest in the Portfolios have in place policies and procedures reasonably designed to detect and deter market timing in the separate accounts by contract owners. In addition, the Manager monitors cashflows of certain Portfolios identified as presenting pricing inefficiencies that could potentially be exploited by market timers, and, with respect to the Portfolio, conducts certain tests to help detect cash outflows or cashflow volatility that may be disruptive to a portfolio manager's ability to manage the Portfolio. If, based on such monitoring, the Manager believes (i) that a Portfolio's cash flows may reflect a pattern of market timing or (ii) that a Portfolio's cash flows may reflect frequent trading that is disruptive to the management of the Portfolio and it is appropriate given the context of the cash flow volatility (e.g., type of Portfolio, amount of assets), the Manager will refer the matter to the appropriate insurance company or companies.

Further, in accordance with Rule 22c-2 under the 1940 Act, the Trust has contracted with insurance separate accounts to enable it to request and receive information regarding transactions in the shares of the Trust's Portfolios and limit transactions that violate the Trust's policies on market timing.

If the Trust finds that any insurance company has in place inadequate policies and procedures, with respect to a particular separate account, to detect and deter market timing in Portfolio shares and there is evidence of market timing in that separate account, the Trust or any of its Portfolios may be discontinued as an investment option of that separate account. In such an event, all contract owners of such separate account would no longer be able to make new investments in the Trust or any of its Portfolios. The Trust reserves the right to modify this policy, including any procedures established from time to time to effectuate this policy, at any time without notice.

LIMITATIONS ON THE TRUST'S ABILITY TO DETECT AND DETER MARKET TIMING

The Portfolios are available as investment options under a number of different variable insurance products. Owners of these variable insurance products transfer value among sub-accounts of the insurance company separate accounts by contacting the insurance companies. The resulting purchases and redemptions of Portfolio shares are made through omnibus accounts of the insurance companies. The right of an owner of such a variable insurance product to transfer among sub-accounts is governed by a contract between the insurance company and such owner. Many of these contracts do not limit the number of transfers among the available underlying funds that a contract owner may make. The terms of these contracts, the presence of financial intermediaries (including the insurance companies) between the Trust and contract owners, the utilization of omnibus accounts by these intermediaries and other factors such as state insurance laws may limit the Trust's ability to detect and deter market timing. Multiple tiers of such financial intermediaries may further compound the Trust's difficulty in detecting and deterring such market timing activities.

RISKS ASSOCIATED WITH MARKET TIMING GENERALLY

While the Trust will try to detect and deter market timing by utilizing the procedures described above, these procedures may not be successful in identifying or deterring market timing. By realizing profits through short-term trading, contract owners that engage in market timing activities may dilute the value of shares held by long-term investors. Cashflow volatility resulting from frequent trading of Portfolio shares, especially involving large dollar amounts, may disrupt a portfolio manager's ability to manage the Portfolio's assets. Frequent trading may be disruptive if it makes it difficult for a Portfolio to implement its long-term investment strategies, for example by causing the Portfolio to maintain a higher level of its assets in cash to accommodate such frequent trading. Frequent trading may also be disruptive if it forces a Portfolio to sell portfolio securities at inopportune times to raise cash to accommodate such trading activity. In addition, frequent trading may cause a Portfolio to incur increased expenses. For example, as a result of such frequent trading, a Portfolio may be forced to liquidate investments and thereby incur increased brokerage costs and realization of taxable capital gains without attaining any investment advantage. All of these factors may adversely affect Portfolio performance.

Associated with an investment in a Portfolio that itself invests in securities that are, for example, thinly traded, traded infrequently, or relatively less liquid is the risk that the current market price for the securities may not accurately reflect current market values. A market timer may seek to engage in strategies designed to take advantage of these pricing differences ("price arbitrage") and thereby dilute the returns of long-term investors. Portfolios that may be adversely affected by price arbitrage include those Portfolios that significantly invest in small cap equity securities and in certain fixed-income securities, such as high yield bonds.

A Portfolio that invests significantly in foreign securities may be particularly susceptible to strategies designed to exploit pricing inefficiencies. This is because foreign securities are typically traded on markets that close well before the time a Portfolio calculates its net asset value (typically at 4:00 p.m. Eastern Time), which gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities. The time zone differences among international stock markets can allow a market timer engaging in certain strategies to exploit differences in Portfolio share prices that are based on closing prices of foreign securities established some time before the Portfolio calculates its own share price (a type of price arbitrage referred to as "time zone arbitrage"). As discussed more fully below, the Trust has procedures, referred to as fair value pricing, that allow the Trust to adjust closing market prices of foreign securities to reflect what is believed to be the fair value of those securities at the time a Portfolio calculates its net asset value. While there is no assurance, the Portfolios expect that the use of fair value pricing will reduce a market timer's ability to engage in time zone arbitrage to the detriment of Portfolio shareholders.

VALUATION OF SHARES

The Portfolio's net asset value ("NAV") per share is ordinarily determined once daily, as of the close of the regular session of business on the New York Stock Exchange (NYSE) (usually at 4:00 p.m., Eastern Time), on each day the NYSE is open. To the extent that the Portfolio's assets are traded in other markets when the NYSE is closed, the value of the Portfolio's assets may be effected on days when the Trust is not open for business. In addition, trading in some of the Portfolio's assets may not occur when the Trust is open for business.

NAV of a Portfolio share is computed by dividing the value of the net assets of the Portfolio by the total number of shares outstanding in the Portfolio. Share prices for any transaction are those next calculated after receipt of an order.

Except for money market instruments maturing in 60 days or less and foreign securities as discussed below, securities held by the Portfolio are valued at market value. If market values are not readily available, or if available market quotations are not reliable, securities are priced at their fair value as determined by the Valuation Committee of the Trust's Board of Trustees using procedures approved by the Board of Trustees. The Portfolio may use fair value pricing if the value of a security has been materially affected by events occurring before the Portfolio's calculation of NAV but after the close of the primary markets on which the security is traded. The Portfolio may also use fair value pricing if reliable market quotations are unavailable due to infrequent trading or if trading in a particular security was halted during the day and did not resume prior to the Portfolio's calculation of NAV. The use of fair value pricing has the effect of valuing a security based upon the price the Portfolio might reasonably expect to receive if it sold that security but does not guarantee that the security can be sold at the fair value price. Further, because of the inherent uncertainty of fair valuation, a fair valuation price may differ significantly from the value that would have been used had a ready market for the investment existed, and these differences could be material. With respect to any portion of the Portfolio's assets that is invested in other open-end investment companies, that portion of the Portfolio's NAV is calculated based on the NAV of that investment company. The prospectus for the other investment company explains the circumstances and effects of fair value pricing for that investment company.

The Portfolio has retained a third party pricing service to automatically fair value each of its investments that is traded principally on a foreign exchange or market, subject to adjustment by the Trust's Valuation Committee. The Valuation Committee will regularly monitor and review the services provided by the pricing service to the Portfolio and periodically report to the Board on the pricing services' performance.

Money market instruments maturing in 60 days or less are valued on the amortized cost basis.

FOR MORE INFORMATION

If you would like more information about a Portfolio, the following documents are available to you free upon request:

ANNUAL/SEMI-ANNUAL REPORTS

Contain additional information about a Portfolio's performance. In a Portfolio's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION ("SAI")

Provides a fuller technical and legal description of the Portfolio's policies, investment restrictions, and business structure. The SAI is legally considered to be a part of this Prospectus.

IF YOU WOULD LIKE A COPY OF THE CURRENT VERSIONS OF THESE DOCUMENTS, OR OTHER INFORMATION ABOUT A PORTFOLIO INCLUDING THE STATEMENT OF ADDITIONAL INFORMATION AND OTHER INFORMATION ABOUT THE AMERICAN FUNDS MASTER FUND, CONTACT:

                          MET INVESTORS SERIES TRUST
                                 5 PARK PLAZA
                                  SUITE 1900
                           IRVINE, CALIFORNIA 92614

                                1-800-848-3854

Free copies of the SAI and Annual and Semi-Annual Reports are available at the following website: www.metlifeinvestors.com

Information about a Portfolio, including the Annual and Semi-annual Reports and SAI, may also be obtained from the Securities and Exchange Commission ("SEC"):

[_] IN PERSONReview and copy documents in the SEC's Public Reference Room in
             Washington, D.C. (for information call 202-551-8090).

[_] ON LINE  Retrieve information from the EDGAR database on the SEC's web site at: http://www.sec.gov.

[_] BY MAIL  Request documents, upon payment of a duplicating fee, by writing to SEC, Public Reference Section, Washington, D.C. 20549 or by e-mailing the SEC at publicinfo@sec.gov.

                             SEC FILE # 811-10183

                                 MET INVESTORS
                            S E R I E S   T R U S T




                  American Funds Growth Allocation Portfolio

                          Class B and Class C Shares

                                __PROSPECTUS__

                                APRIL 28, 2008




Like all securities, these securities have not been approved or disapproved by the Securities and Exchange Commission, nor has the Securities and
       Exchange Commission passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

                           ____TABLE OF CONTENTS____


                                                             PAGE

           INTRODUCTION                                       3
              Understanding the Trust                         3
              Understanding the Portfolio                     3

           THE PORTFOLIO                                      7

             INVESTMENT SUMMARY                               7
              American Funds Growth Allocation Portfolio      8

             PRIMARY RISKS OF THE UNDERLYING PORTFOLIOS       12
             MANAGEMENT                                       16
              The Manager                                     16
              Distribution Plans                              18

           YOUR INVESTMENT                                    19
              Shareholder Information                         19
              Dividends, Distributions and Taxes              19
              Sales and Purchases of Shares                   21

           APPENDIX A                                        A-1

           FOR MORE INFORMATION                           Back Cover

INTRODUCTION

UNDERSTANDING THE TRUST

Met Investors Series Trust (the "Trust") is an open-end management investment company that offers a selection of fifty-two managed investment portfolios or mutual funds. Only one of which is offered through this Prospectus (the "Portfolio"). Please see the Investment Summary section of this Prospectus for specific information on the Portfolio.

  INVESTING THROUGH A VARIABLE INSURANCE CONTRACT

  Class B and Class C shares of the Portfolio are currently only sold to separate accounts of certain affiliates of Metropolitan Life Insurance Company (collectively, "MetLife" or the "Insurance Companies") to fund the benefits under certain individual flexible premium variable life insurance policies and individual and group variable annuity contracts (collectively, "Contracts"). As a Contract owner, your premium payments are allocated to the Portfolio in accordance with your Contract.

  A particular class of the Portfolio may not be available under the Contract you have chosen. The prospectus for the Contract shows the classes available to you. Please read this Prospectus carefully. It provides information to assist you in your decision. If you would like additional information about the Portfolio, please request a copy of the Statement of Additional Information ("SAI"). For details about how to obtain a copy of the SAI and other reports and information, see the back cover of this Prospectus. The SAI is incorporated by reference into this Prospectus.

UNDERSTANDING THE PORTFOLIO


The Portfolio was designed on established principles of asset allocation and risk tolerance. The Portfolio will invest substantially all of its assets in certain funds of the American Funds Insurance Series which invest either in equity securities, fixed income securities or cash equivalent money market securities, as applicable ("Underlying Portfolios"). The Portfolio has a target allocation among the three primary asset classes (equity, fixed income and cash/money market). Met Investors Advisory, LLC (the "Manager") establishes specific target investment percentages for the asset classes and the various components of each asset category and then selects the Underlying Portfolios in which the Portfolio invests based on, among other things, the Underlying Portfolios' investment objectives, policies, investment process and portfolio analytical and management personnel. The Manager may add new Underlying Portfolios or replace existing Underlying Portfolios with other portfolios of American Funds Insurance Series or the Trust or Metropolitan Series Fund, Inc. The Manager may also change the allocations among the Underlying Portfolios, dependent upon, among other factors, changing market dynamics, changes to the personnel, investment process, or criteria for holdings of the Underlying Portfolios, or the availability of other Underlying Portfolios that may provide a risk adjusted benefit to the Portfolio. Information regarding the Underlying Portfolios is set forth in Appendix A to this



 PLEASE SEE THE CONTRACT PROSPECTUS FOR A DETAILED EXPLANATION OF YOUR CONTRACT.

Prospectus and included in the current prospectus for those portfolios. COPIES OF THE PROSPECTUS MAY BE OBTAINED FREE OF CHARGE BY CALLING OR WRITING THE TRUST AT THE TELEPHONE NUMBER OR ADDRESS ON THE BACK COVER PAGE OF THIS PROSPECTUS.


Before selecting Underlying Portfolios, the Manager analyzes each Underlying Portfolio's historic and current holdings to determine the Portfolio's investment attributes. For example, for Underlying Portfolios structured for equity investment, large cap, mid cap, and small cap exposure is considered as is the investment bias toward growth, or value style of investment. Further, the type of growth or value management employed is also a consideration for the Manager, such as deep value, traditional value, relative value, growth at a reasonable price, traditional growth, or earnings momentum styles of investment. For Underlying Portfolios that invest in fixed income securities, the average maturity and effective duration are evaluated in conjunction with exposure to particular sectors of the fixed income marketplace including U.S. Treasury securities, government agencies, asset-backed securities, mortgage-backed securities, investment grade corporate bonds, high yield corporate bonds, non-U.S. government and corporate obligations, emerging market debt and cash or money market instruments. Dependent upon the amount of cash or money market instruments held in the aggregate among the Underlying Portfolios, the Portfolio maintains the ability to invest in an Underlying Portfolio which only holds money market instruments. The Manager evaluates the dynamics among the Underlying Portfolios and their respective holdings in order to determine the appropriate weighting for the Portfolio's risk profile.

Periodically, the Manager will communicate with or visit management personnel of each Underlying Portfolio to discuss the manager's outlook and positioning of the Underlying Portfolio and determine the extent of any changes that may have occurred. Periodically, the Manager will evaluate each Portfolio's allocation among equity, fixed-income, and cash, inclusive of the exposure to various investment styles and asset sectors, relative to the Portfolio's risk profile. It is anticipated that changes among these primary asset classes will be within a range of plus or minus 10%. Concurrently, the Manager will consider whether to make changes to any of the Underlying Portfolios. If a new Underlying Portfolio is selected by the Manager, a shifting of allocations to the remaining Underlying Portfolios may result, as the Manager seeks to maintain the appropriate diversification and risk profile for the Portfolio.


The Underlying Portfolios of American Funds Insurance Series in which the Portfolio may currently invest are:

--------------------------------------------------------------------------
Blue Chip Income and Growth Fund Global Small Capitalization Fund
--------------------------------------------------------------------------
Bond Fund                        Growth-Income Fund
--------------------------------------------------------------------------
Cash Management Fund             Growth Fund
--------------------------------------------------------------------------
Global Bond Fund                 High-Income Bond Fund
--------------------------------------------------------------------------
Global Discovery Fund            International Fund
--------------------------------------------------------------------------
Global Growth Fund               New World Fund
--------------------------------------------------------------------------
Global Growth and Income Fund    U.S. Government/AAA-Rated Securities Fund
--------------------------------------------------------------------------

There may be limits on the amount of cash inflows some Underlying Portfolios may accept from investors, including the Portfolio. The Manager may take into account these capacity considerations when allocating investments among the Underlying Portfolios. In some instances, the Manager or its affiliates may allocate capacity in certain Underlying Portfolios to other investors, which may have the effect of limiting the Portfolio's opportunity to invest in the Underlying Portfolio.


The Manager may add new Underlying Portfolios, including affiliated Underlying Portfolios, or replace existing Underlying Portfolios or change the allocation of the Underlying Portfolios at any time.

The following chart describes the targeted allocation, as of the date of this Prospectus, among the equity Underlying Portfolios, fixed income Underlying Portfolios and cash/money market securities. You should note that these percentages do not directly correspond to investment in the Underlying Portfolios since each Underlying Portfolio may contain one or more asset classes (e.g. equity and fixed income) and each Underlying Portfolio may contain various sub-sets of an asset class (e.g. small cap, mid cap equity and international securities).



---------------------------------------------
                                     Growth
           Asset Class             Allocation
---------------------------------------------
Equity Underlying Portfolios          85%
---------------------------------------------
    International                     21%
    Domestic                          64%
---------------------------------------------
Fixed Income Underlying Portfolios    10%
---------------------------------------------
    Investment Grade                  7%
    High Yield                        2%
    Foreign Fixed Income              1%
---------------------------------------------
Cash/Money Market Securities*         5%
---------------------------------------------


* Through holdings-based analysis the Manager typically will achieve the targeted allocation to cash by counting cash held or money market securities purchased in Underlying Portfolios in which the Portfolio invests.

Although the investments in the Underlying Portfolios will be made in an attempt to achieve the target allocations, the Portfolio's actual allocations could vary substantially from the target allocations. Actual allocations may be different from the target allocations because of, for example, changes to the Underlying Portfolios' asset values due to market movements. The Manager may effect purchases and redemptions in the Underlying Portfolios in a way to bring actual allocations more closely in line with the target allocations. In addition, the Manager may, from time to time, rebalance allocations to the Underlying Portfolios to correspond to the target allocations.


The actual allocation percentages of the Portfolio's investments in the Underlying Portfolios are available from the Trust at the following website--www.metlifeinvestors.com. Upon accessing the website, click on the "Individuals Enter Here" section, then click on learn more about "MetLife Investors", then click on "Met Investors Series Trust", then click on the "American Funds Asset Allocation Program Current Portfolio Allocations" icon where you will find actual allocations for the Portfolio as of the end of the prior quarter. This information will be updated periodically to reflect the actual allocations.


Under adverse market or economic conditions, the Portfolio could invest for temporary defensive purposes some or all of the assets in money market securities or utilize other investment strategies that may be inconsistent with the Portfolio's principal investment strategy. Temporary defensive instruments generally include U.S. government securities, bank time deposits denominated in the currency of any major nation, commercial paper and repurchase agreements. The Adviser may also invest in these types of securities or hold cash while looking for suitable investment opportunities or to maintain liquidity. Although the Portfolio would employ these measures only in seeking to avoid losses, they could reduce the benefit from an upswing in the market or prevent the Portfolio from meeting its investment objective.

Please note that the expenses of the Underlying Portfolios, as set forth in the Investment Summary, could change as the Underlying Portfolios' asset values change or through the addition or deletion of Underlying Portfolios. Because the Portfolio invests in Underlying Portfolios, the costs of investing in the Portfolio will generally be higher than the cost of investing in an Underlying Portfolio directly. The Portfolio, as a shareholder, will pay its share of the Underlying Portfolios' expenses as well as the Portfolio's own expenses. Therefore, an investment in the Portfolio may result in the duplication of certain expenses.


The Manager has broad discretion to allocate and reallocate the assets of the Portfolio among the Underlying Portfolios consistent with the Portfolio's investment objective and policies and target allocations. In addition to the investment advisory fee charged by the Manager for its asset allocation services, the Manager and its affiliates indirectly would receive investment advisory fees from any affiliated underlying portfolios in which the Portfolio may invest. In this regard, the Manager has an incentive to select and invest the Portfolio's assets in affiliated underlying portfolios with higher fees than other Underlying Portfolios. Also the Manager may believe that certain underlying portfolios could benefit from additional assets or could be harmed by redemptions. As a fiduciary, the Manager is obligated to disregard these incentives. The trustees and officers of the Trust may also have conflicting interests in fulfilling their fiduciary duties to both the Portfolio and the underlying portfolios of the Trust. The Manager may add new underlying portfolios or replace existing underlying portfolios or change the allocation of the underlying portfolios at any time.

After this Introduction you will find an Investment Summary for the Portfolio. The Investment Summary presents important facts about the Portfolio, including information about its investment objective, principal investment strategy, primary risks, fees and expenses and past performance.

                                 THE PORTFOLIO

INVESTMENT SUMMARY

The Portfolio's summary discusses the following:

    INVESTMENT OBJECTIVE
    What is the Portfolio's investment goal?

    PRINCIPAL INVESTMENT STRATEGY
    How does the Portfolio attempt to achieve its investment goal? What types of investments does it contain?

    PRIMARY RISKS
    What are the specific risks of investing in the Portfolio and the Underlying Portfolios?

    PAST PERFORMANCE
    How well has the Portfolio performed over time?

    FEES AND EXPENSES
    What is the cost of investing in the Portfolio?

Following the Investment Summary is the section entitled "Primary Risks of the Underlying Portfolios" which lists some of the factors that may affect the value of the Portfolio's investments in the Underlying Portfolios.

The SAI provides more detailed information regarding the various types of securities that the Portfolio and the Underlying Portfolios may purchase and certain investment techniques and practices of the investment adviser to the Underlying Portfolios.

The Contracts may be sold by banks. AN INVESTMENT IN A PORTFOLIO OF THE TRUST THROUGH A CONTRACT IS NOT A DEPOSIT OR OBLIGATION OF, OR GUARANTEED BY, ANY BANK, AND IS NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY OF THE U.S. GOVERNMENT.


 THE PORTFOLIO IN THIS PROSPECTUS IS A MUTUAL FUND: A POOLED INVESTMENT THAT IS PROFESSIONALLY MANAGED AND THAT GIVES YOU THE OPPORTUNITY TO PARTICIPATE IN FINANCIAL MARKETS. THE PORTFOLIO STRIVES TO REACH ITS STATED INVESTMENT OBJECTIVE, WHICH CAN BE CHANGED WITHOUT SHAREHOLDER APPROVAL. AS WITH ALL MUTUAL FUNDS, THERE IS NO GUARANTEE THAT THE PORTFOLIO WILL ACHIEVE ITS INVESTMENT OBJECTIVE.

                  AMERICAN FUNDS GROWTH ALLOCATION PORTFOLIO

INVESTMENT OBJECTIVE:

Growth of capital.

PRINCIPAL INVESTMENT STRATEGY:

The Portfolio seeks to achieve its objective by investing in Class 1 shares of a diversified group of Underlying Portfolios of the American Funds Insurance Series. Under normal circumstances, the Portfolio primarily invests in large cap, small cap, mid cap and international equity Underlying Portfolios and also invests in fixed income Underlying Portfolios in accordance with targeted allocations of 85% to equity securities and 15% to fixed income securities. The names of the Underlying Portfolios in which the Portfolio may invest and the approximate percentage of the Portfolio's assets allocated to various types of equity and fixed income securities, as of the date of this Prospectus, are set forth above in "Understanding the Portfolios."

The Portfolio seeks to achieve capital growth primarily through its investments in Underlying Portfolios that invest primarily in equity securities. These investments may include Underlying Portfolios that invest mainly in stocks of large established U.S. companies as well, to a lesser extent, in stocks of foreign companies and smaller U.S. companies with above-average growth potential. The Portfolio seeks to achieve capital growth secondarily through its investments in Underlying Portfolios that invest primarily in fixed income securities. The Portfolio may invest in Underlying Portfolios that invest substantially all of their assets in U.S. government securities as well as Underlying Portfolios that invest in investment grade and high yield, high risk bonds.

The Portfolio is non-diversified, which means that it may concentrate its assets in a smaller number of issuers than a diversified portfolio. However, the Portfolio invests its assets in the Underlying Portfolios, each of which generally has diversified holdings.

The Portfolio intends to invest in the following Underlying Portfolios at the approximate percentages indicated below.

            UNDERLYING PORTFOLIO                          PERCENTAGE
            Fixed Income                                      10%*
               U.S. Government/AAA-Rated Securities Fund       5%
               Bond Fund                                       2%
               Global Bond Fund                                1%
               High-Income Bond Fund                           2%
            Equities                                          90%*
               Growth-Income Fund                             44%
               Growth Fund                                    32%
               Global Small Capitalization Fund                4%
               International Fund                              6%
               New World Fund                                  4%

* Through holdings-based analysis, the Manager typically will achieve the targeted allocation to cash by counting cash held or money market securities purchased in Underlying Portfolios. Actual allocations usually will be 85% Equities, 10% Fixed Income, and 5% Cash/Money Market.

PRIMARY RISKS:

An investment in the Portfolio is not guaranteed. You can lose money by investing in the Portfolio. There are direct and indirect risks of investing in the Portfolio. Direct risks include:

  . Performance Risk--Substantially all of the assets of the Portfolio are invested in Underlying Portfolios, which means that the investment performance of the Portfolio is directly related to the investment performance of these Underlying Portfolios held by the Portfolio. The ability of the Portfolio to meet its investment objective depends upon the allocation of the Portfolio's assets among the Underlying Portfolios and the ability of an Underlying Portfolio to meet its own investment objective. It is possible that an Underlying Portfolio will fail to execute its investment strategies effectively. As a result, an Underlying Portfolio may not meet its investment objective, which would affect the Portfolio's investment performance. There can be no assurance that the investment objective of any Portfolio or any Underlying Portfolio will be achieved.

  . Non-diversification Risk--The Portfolio is non-diversified which means the Portfolio can invest its assets in a small number of issuers. As a result, the Portfolio is more susceptible to any single economic, political or regulatory event affecting those issuers than is a diversified portfolio. This risk is limited because the Portfolio invests its assets in the Underlying Portfolios, each of which generally has diversified holdings.

The value of your investment in the Portfolio may be affected by one or more of the following indirect risks of the Underlying Portfolios, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate. Each risk is described in "Primary Risks of the Underlying Portfolios" in the American Funds Insurance Series' prospectus with respect to each Underlying Portfolio.

  .  Market risk

  .  Interest rate risk

  .  Credit risk

  .  Foreign investment risk

  .  Market capitalization risk

  .  High yield debt security risk

  .  Investment style risk

  .  Mortgage-related securities risk

PAST PERFORMANCE:

As of the date of this Prospectus, the Portfolio had not commenced operations. No performance information is currently available.

FEES AND EXPENSES:


The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are estimated for the year ended December 31, 2008 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts but do reflect the fees and expenses of the Underlying Portfolios. See the Contract prospectus for a description of the fees, expenses and charges imposed by the Contracts.


SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE


Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)


                                          Class B Class C
---------------------------------------------------------
Management Fee                             0.10%   0.10%
---------------------------------------------------------
12b-1 Fees                                 0.25%   0.55%
---------------------------------------------------------
Other Expenses                             0.19%   0.19%
---------------------------------------------------------
Acquired Fund Fees and Expenses*           0.36%   0.36%
---------------------------------------------------------
Total Annual Portfolio Operating Expenses
 and Acquired Fund Fees and Expenses
 Before Expense Waiver                     0.90%   1.20%
---------------------------------------------------------
Contractual Expense Waiver**               0.19%   0.19%
---------------------------------------------------------
Total Annual Portfolio Operating Expenses
 and Acquired Fund Fees and Expenses
 After Expense Waiver                      0.71%   1.01%
---------------------------------------------------------



         * As an investor in an Underlying Portfolio, the Portfolio also will bear its pro-rata portion of the operating expenses of that Underlying Portfolio, including the management fee. The estimated expenses of the Underlying Portfolios are based upon the weighted average of the total operating expenses of the Underlying Portfolios before expense waiver allocated to the Portfolio at December 31, 2007.
        ** The Manager and the Trust have entered into an Expense Limitation
           Agreement whereby the total direct Annual Portfolio Operating Expenses for the Class B and Class C shares of the Portfolio will not exceed 0.35% and 0.65%, respectively, for the period ended
           April 30, 2009 and in any year in which the Agreement is in effect. Under certain circumstances, any fees waived or expenses reimbursed by the Manager may, with the approval of the Trust's Board of Trustees, be repaid to the Manager.


Investors may be able to realize lower aggregate expenses by investing directly in the Underlying Portfolios instead of the Portfolio. An investor who chooses to invest directly in the Underlying Portfolios would not, however, receive the asset allocation services provided by the Manager.

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio including the cost of investing in the Underlying Portfolios with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same and that all expense caps for the Portfolio and the Underlying Portfolios remain in effect only for the period ended
April 30, 2009. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES


        Class B Class C
-----------------------
1 Year   $ 73    $104
-----------------------
3 Years  $269    $364
-----------------------

PRIMARY RISKS OF THE UNDERLYING PORTFOLIOS



One or more of the following primary risks may apply to the Underlying Portfolios. Please see the Investment Summary for the Portfolio to determine which risks apply to the Underlying Portfolios. The greater the Portfolio's investment in a particular asset class, the greater the impact to the Portfolio of the risks related to the class. Please note that there are many other circumstances that could adversely affect your investment and prevent an Underlying Portfolio from reaching its objective, which are not described here.

MARKET RISK


An Underlying Portfolio's share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including disappointing corporate earnings, adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or a company may deteriorate. In addition, an assessment by an Underlying Portfolio's investment adviser of particular companies may prove incorrect, resulting in losses or poor performance by those holdings, even in a rising market. An Underlying Portfolio could also miss attractive investment opportunities if its investment adviser underweights markets or industries where there are significant returns, and could lose value if the investment adviser overweights markets or industries where there are significant declines.


Stocks purchased in initial public offerings ("IPO" or "IPOs") have a tendency to fluctuate in value significantly shortly after the IPO relative to the price at which they were purchased. These fluctuations could impact the net asset value and return earned on the Underlying Portfolio's shares.

INTEREST RATE RISK

The values of debt securities are subject to change when prevailing interest rates change. When interest rates go up, the value of debt securities and certain dividend paying stocks tends to fall. If an Underlying Portfolio invests a significant portion of its assets in debt securities or stocks purchased primarily for dividend income and interest rates rise, then the value of your investment may decline. Alternatively, when interest rates go down, the value of debt securities and certain dividend paying stocks may rise.

Interest rate risk will affect the price of a fixed income security more if the security has a longer maturity because changes in interest rates are increasingly difficult to predict over longer periods of time. Fixed income securities with longer maturities will therefore be more volatile than other fixed income securities with shorter maturities. Conversely, fixed income securities with shorter maturities will be less volatile but generally provide lower returns than fixed income securities with longer maturities. The average maturity and duration of the Underlying Portfolio's fixed income investments will affect the volatility of the Underlying Portfolio's share price.

CREDIT RISK

The value of debt securities is directly affected by an issuer's ability to pay principal and interest on time. If an Underlying Portfolio invests in debt securities, the value of your investment may be adversely affected when an issuer fails to pay an obligation on a timely basis. An Underlying Portfolio may also be subject to credit risk to the extent it engages in transactions, such as securities loans, repurchase agreements or certain derivatives, which involve a promise by a third party to honor an obligation to the Underlying Portfolio. Such third party may be unwilling or unable to honor its financial obligations.

HIGH YIELD DEBT SECURITY RISK

High yield debt securities, or junk bonds, are securities which are rated below "investment grade" or are not rated, but are of equivalent quality. High yield debt securities range from those for which the prospect for repayment of principal and interest is predominantly speculative to those which are currently in default on principal or interest payments. An Underlying Portfolio with high yield debt securities may be more susceptible to credit risk and market risk than the Portfolio that invests only in higher quality debt securities because these lower-rated debt securities are less secure financially and more sensitive to downturns in the economy. In addition, the secondary market for such securities may not be as liquid as that for more highly rated debt securities. As a result, an Underlying Portfolio's investment adviser may find it more difficult to sell these securities or may have to sell them at lower prices.

You should understand that high yield securities are not generally meant for short-term investing. When an Underlying Portfolio invests in high yield securities it generally seeks to receive a correspondingly higher return to compensate it for the additional credit risk and market risk it has assumed.

FOREIGN INVESTMENT RISK

Investments in foreign securities involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject:

  . These risks may include the seizure by the government of company assets, excessive taxation, withholding taxes on dividends and interest, limitations on the use or transfer of portfolio assets, and political or social instability.

  . Enforcing legal rights may be difficult, costly and slow in foreign countries, and there may be special problems enforcing claims against foreign governments.

  . Foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there may be less public information about their operations.

  .  Foreign markets may be less liquid and more volatile than U.S. markets.

  . Foreign securities often trade in currencies other than the U.S. dollar, and an Underlying Portfolio may directly hold foreign currencies and purchase and sell foreign currencies. Changes in currency exchange rates will affect an Underlying Portfolio's net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of foreign securities. An increase in the strength of the U.S.
     dollar relative to these other currencies may cause the value of the Underlying Portfolio to decline. Certain foreign currencies may be particularly volatile, and foreign governments may intervene in the currency markets, causing a decline in value or liquidity of an Underlying Portfolio's foreign currency or securities holdings.

  . Costs of buying, selling and holding foreign securities, including brokerage, tax and custody costs, may be higher than those involved in domestic transactions.

Investments in emerging markets include all of the risks of investments in foreign securities and are subject to severe price declines. The economic and political structures of developing nations, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity. Such countries may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners and economies based on only a few industries. For these reasons, all of the risks of investing in foreign securities are heightened by investing in emerging market countries. The markets of developing countries have been more volatile than the markets of developed countries with more mature economies. These markets often have provided significantly higher or lower rates of return than developed markets, and significantly greater risks, to investors.

MARKET CAPITALIZATION RISK

Stocks fall into three broad market capitalization categories--large, medium and small. Investing primarily in one category carries the risk that due to current market conditions that category may be out of favor. If valuations of large capitalization companies appear to be greatly out of proportion to the valuations of small or medium capitalization companies, investors may migrate to the stocks of small and mid-sized companies causing an Underlying Portfolio that invests in these companies to increase in value more rapidly than an Underlying Portfolio that invests in larger, fully-valued companies. Larger more established companies may also be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion. Investing in medium and small capitalization companies may be subject to special risks associated with narrower product lines, more limited financial resources, dependency on a few key personnel for management compared to companies with greater financial resources, and a more limited trading market for their stocks as compared with larger companies.

In addition, securities of these companies are subject to the risk that during certain periods the liquidity of particular issuers or industries, or all securities in particular investment categories, will shrink or disappear suddenly and without warning as a result of adverse economic or market conditions, or adverse investor perceptions whether or not accurate. Securities of medium and smaller capitalization issuers may therefore be subject to greater price volatility and may decline more significantly in market downturns than securities of larger companies and an Underlying Portfolio may incur losses because it will be required to effect sales at a disadvantageous time and only then at a substantial drop in price. In some cases, these companies may be relatively new issuers (I.E., those having continuous operation histories of less than three years) which carries other risks in addition to the risks of other medium and small capitalization companies. New issuers may be more speculative because such companies are relatively unseasoned. These companies will often be involved in the development or marketing of a new product with no established market, which could lead to significant losses. Smaller and medium capitalization issuers may also require substantial additional capital to support their operations, to finance expansion or to maintain their competitive position; and may have substantial borrowings or may otherwise have a weak financial condition, and may be susceptible to bankruptcy. Transaction costs for these investments are often higher than those of larger capitalization companies.

INVESTMENT STYLE RISK

Different investment styles tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. An Underlying Portfolio may outperform or underperform other funds that employ a different investment style. An Underlying Portfolio may also employ a combination of styles that impact its risk characteristics. Examples of different investment styles include growth and value investing. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's growth of earnings potential. Also, since growth companies usually invest a high portion of earnings in their business, growth stocks may lack the dividends of some value stocks that can cushion stock prices in a falling market. Growth oriented funds will typically underperform when value investing is in favor. Value stocks are those which are undervalued in comparison to their peers due to adverse business developments or other factors. Value investing carries the risk that the market will not recognize a security's inherent value for a long time, or that a stock judged to be undervalued may actually be appropriately priced or overvalued. Value oriented funds will typically underperform when growth investing is in favor.

MORTGAGE-RELATED SECURITIES RISK

Mortgage-related securities may be issued or guaranteed by the U.S. Government, its agencies or instrumentalities or may be issued by private issuers and as such are not guaranteed by the U.S. Government, its agencies or instrumentalities. Like other debt securities, changes in interest rates generally affect the value of a mortgage-backed security. Additionally, some mortgage-backed securities may be structured so that they may be particularly sensitive to interest rates.

Investments in mortgage-related securities are also subject to special risks of prepayment. Prepayment risk occurs when the issuer of a security can prepay the principal prior to the security's maturity. Securities subject to prepayment risk, including the collateralized mortgage obligations and other mortgage-related securities that an Underlying Portfolio can buy, generally offer less potential for gains when prevailing interest rates decline, and have greater potential for loss when interest rates rise depending upon the coupon of the underlying securities. The impact of prepayments on the price of a security may be difficult to predict and may increase the volatility of the price. In addition, early repayment of mortgages underlying these securities may expose an Underlying Portfolio to a lower rate of return when it reinvests the principal. Further, an Underlying Portfolio may buy mortgage-related securities at a premium. Accelerated prepayments on those securities could cause the Underlying Portfolio to lose a portion of its principal investment represented by the premium the Underlying Portfolio paid.

If interest rates rise rapidly, prepayments may occur at slower rates than expected, which could have the effect of lengthening the expected maturity of a short- or medium-term security. That could cause its value to fluctuate more widely in response to changes in interest rates. In turn, this could cause the value of an Underlying Portfolio's shares to fluctuate more.

Non-mortgage asset-backed securities are not issued or guaranteed by the U.S. Government or its agencies or government-sponsored entities. In the event of a failure of these securities or of mortgage-related securities issued by private issuers to pay interest or repay principal, the assets backing these securities such as automobiles or credit card receivables may be insufficient to support the payments on the securities.

MANAGEMENT

The Trust's Board of Trustees is responsible for managing the business affairs of the Trust. The Trustees meet periodically to review the affairs of the Trust and to establish certain guidelines which the Manager is expected to follow in implementing the investment policies and objectives of the Trust. The Trustees also review the management of the Portfolio's assets by the Manager. Information about the Trustees and executive officers of the Trust is contained in the SAI.

THE MANAGER

Met Investors Advisory, LLC (previously defined as the "Manager"), 5 Park Plaza, Suite 1900, Irvine, California 92614, manages the Portfolio. The Manager is responsible for the general management and administration of the Trust and the Portfolio. In addition to its managerial responsibilities, the Manager also is responsible for determining the asset allocation range for the Portfolio and ensuring that the allocation is consistent with the guidelines that have been approved by the Board of Trustees. Within the asset allocation range for the Portfolio, the Manager will periodically establish specific percentage targets for each asset Class and each Underlying Portfolio to be held by the Portfolio based on the investment objectives and policies of the Underlying Portfolios, the Manager's investment process as well as its outlook for the economy, financial markets and relative market valuation of each Underlying Portfolio.

The Portfolio is managed by an Investment Committee composed of Elizabeth M. Forget, John Guthrie, Jr., CFA, Alan C. Leland, Jr., CFA, Thomas C. McDevitt, CIMA, Darrel A. Olson, CFA and Jeffrey L. Bernier, CIMA.

Ms. Forget, chair of the Committee, has been President of the Manager since December 2000, has been President and Trustee of the Trust since December 2000, has been a Senior Vice President of MetLife, Inc. since May 2007, has been President of MetLife Advisers, LLC since May 2006, and has been Trustee of Metropolitan Series Fund, Inc. and Metropolitan Series Fund II since August 2006.

Mr. Guthrie, CFA, Vice President of the Manager, is also Senior Vice President of MetLife Advisers, LLC and serves on MetLife Advisers LLC's Board of Managers. He is also a Vice President of Metropolitan Life Insurance Company. Mr. Guthrie joined New England Life Insurance Company (an indirect subsidiary of MetLife, Inc.) in 1969 and has served in various positions since that time.

Mr. Leland, CFA, Vice President of the Manager, joined MetLife in 1974. Prior to becoming Vice President of Metropolitan Life Insurance Company in the Annuity Product Management business unit and Chief Financial Officer of MetLife Advisers, LLC, he worked in both MetLife's Investment Department and Group Pension Department.

Mr. McDevitt, CIMA, Vice President of the Manager, also is a Vice President of MetLife Advisers, LLC and is primarily responsible for the oversight of the investment functions of Metropolitan Series Fund, Inc.'s subadvisers and performance analyses of Metropolitan Series Fund, Inc.'s portfolios.
Mr. McDevitt joined Metropolitan Life Insurance Company in 1980 and was responsible for the development, marketing and servicing of an asset allocation and investment advisory service for group pension clients.

Mr. Olson, CFA, Vice President of the Manager, has been with Metropolitan Life Insurance Company for over 25 years and is a Director in the Investments Department. Currently, Mr. Olson manages the assets under MetLife's Employee Benefit Plans. In addition, Mr. Olson serves as Chief of Staff for a review board that oversees all of MetLife's use of unaffiliated managers.


Mr. Bernier, CIMA, joined Metropolitan Life Insurance Company in December 2007. He has been a Vice President of Metropolitan Life Insurance Company and a Vice President of the Manager since 2008. From July 2004 to December 2007
Mr. Bernier was a Director and Senior Investment Analyst of Investment Management Services for John Hancock Financial Services. From May 2000 to December 2001 Mr. Bernier was an Assistant Vice President in the Corporate and Investment Banking division of Wachovia Securities.


The Trust and the Manager have received an exemptive order from the Securities and Exchange Commission that permits the Manager, subject to certain conditions, and without the approval of shareholders to: (a) employ a new unaffiliated investment adviser for the Portfolio pursuant to the terms of a new investment advisory agreement, in each case either as a replacement for an existing investment adviser or as an additional investment adviser; (b) change the terms of any investment advisory agreement; and (c) continue the employment of an existing investment adviser on the same advisory contract terms where a contract has been assigned because of a change in control of the investment adviser. In such circumstances, shareholders would receive notice of such action, including the information concerning the new investment adviser that normally is provided in a proxy statement.

As compensation for its services to the Portfolio, the Manager receives monthly compensation at an annual rate of a percentage of the average daily net assets of the Portfolio. The management fee for the Portfolio is 0.10% of such assets.

The SAI provides additional information about each Committee member's compensation, other accounts managed and the member's ownership of securities in the Portfolio.

A discussion regarding the basis of the decision of the Trust's Board of Trustees to approve the management agreement with the Manager is available in the Portfolio's semi-annual report.

EXPENSE LIMITATION AGREEMENT


In the interest of limiting expenses of the Portfolio until April 30, 2009, the Manager has entered into an expense limitation agreement with the Trust ("Expense Limitation Agreement"). Pursuant to that Expense Limitation Agreement, the Manager has agreed to waive or limit its fees and to assume other expenses so that the total direct annual operating expenses of the Portfolio other than interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, other extraordinary expenses not incurred in the ordinary course of the Portfolio's business, acquired fund fees and expenses, but including amounts payable pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act are limited to 0.35% and 0.65% for Class B and Class C shares, respectively, of daily net assets in the case of the Portfolio.

The Portfolio may at a later date reimburse the Manager the management fees waived or limited and other expenses assumed and paid by the Manager pursuant to the Expense Limitation Agreement provided the Portfolio has reached a sufficient asset size to permit such reimbursement to be made without causing the total annual expense ratio of the Portfolio to exceed the then existing percentage limits. Consequently, no reimbursement by the Portfolio will be made unless the Portfolio's total annual expense ratio is less than the respective percentages stated above.


The total amount of reimbursement to which the Manager may be entitled will equal, at any time, the sum of (i) all investment management fees previously waived or reduced by the Manager and (ii) all other payments previously remitted by the Manager to the Portfolio during any of the previous five fiscal years, less any reimbursement that the Portfolio has previously paid to the Manager with respect to (a) such investment management fees previously waived or reduced and (b) such other payments previously remitted by the Manager to the Portfolio.


DISTRIBUTION PLANS


The Portfolio has adopted for its Class B and Class C shares a plan pursuant to Rule 12b-1 under the 1940 Act (the "Plan"). Pursuant to the Plan, the Portfolio has entered into a Distribution Agreement with MetLife Investors Distribution Company located at 5 Park Plaza, Suite 1900, Irvine, California 92614. MetLife Investors Distribution Company is an affiliate of the Manager, and serves as principal underwriter for the Trust. The Plan permits the use of Trust assets to help finance the distribution of the shares of the Portfolio. Under the Plan, the Trust, on behalf of the Portfolio, is permitted to pay to various service providers up to 0.50% for Class B shares and up to 1.00% for Class C shares of the average daily net assets of the Portfolio allocated, as applicable, to Class B and Class C shares as payment for services rendered in connection with the distribution of the shares of the Portfolio. Currently, payments with respect to Class B and Class C shares are limited to 0.25% and 0.55%, respectively, of average net assets which amount may be increased to the full Plan amount by the Trustees of the Trust without shareholder approval. Because these fees are paid out of Trust assets on an on-going basis, over time these costs will increase the cost of your investment and may cost you more than other types of sales charges.

YOUR INVESTMENT

SHAREHOLDER INFORMATION

The separate accounts of MetLife are the record owners of the Portfolio's shares. Any reference to the shareholder in this Prospectus technically refers to those separate accounts and not to you, the Contract owner. The legal rights of you, the Contract owner, are different from the legal rights of the record owner.

However, MetLife is required to solicit instructions from Contract owners when voting on shareholder issues. Any voting by MetLife as shareholder would therefore reflect the actual votes of Contract owners. Neither the Securities and Exchange Commission nor MetLife requires any specific minimum percentage of Contract owners to vote in order for MetLife to echo vote the remaining unvoted votes. MetLife seeks to obtain a reasonable level of turnout given the particular voting trend. MetLife may use various methods of encouraging Contract owners to vote, including additional solicitations. The practice of echo voting means that a minority of Contract owners may, in practice, determine whether an item passes or fails. Please see "Voting Rights" in the prospectus for the Contracts accompanying this Prospectus for more information on your voting rights.

DISCLOSURE OF PORTFOLIO HOLDINGS

Shares of the Trust are offered only to separate accounts of the Insurance Companies. The following information is generally made available on one or more of the Insurance Company websites (including www.metlifeinvestors.com): (i) the portfolio holdings of the Portfolio and (ii) the percentage of the Portfolio's net assets that each of the portfolio holdings represents. This information is posted on the website as early as on or about the tenth business day following the calendar quarter and no later than on or about the first business day of the second month following the calendar quarter. The Trust may exclude any portion of these holdings from the posting when deemed in the best interest of the Trust. These postings generally remain until replaced by new postings as described above. For these purposes, the Portfolio's portfolio holdings are not considered to include transactions transmitted to the Trust's custodian after certain established cut-off times.

A description of the Portfolio's policies and procedures with respect to the disclosure of the Portfolio's portfolio securities is available in the SAI.

DIVIDENDS, DISTRIBUTIONS AND TAXES

DIVIDENDS AND DISTRIBUTIONS

The Portfolio intends to distribute substantially all of its net investment income, if any. The Portfolio distributes its dividends from its net investment income to MetLife's separate accounts at least once a year and not to you, the Contract owner. These distributions are in the form of additional shares and not cash. The result is that the Portfolio's investment performance, including the effect of dividends, is reflected in the cash value of the Contracts. Please see the Contract prospectus accompanying this Prospectus for more information.

All net realized long- or short-term capital gains of the Portfolio are distributed once a year and reinvested in the Portfolio.

TAXES

Please see the Contract prospectus accompanying this Prospectus for a discussion of the tax impact on you resulting from the income taxes the separate accounts owe as a result of their ownership of the Portfolio's shares and their receipt of dividends and capital gains.

The Portfolio expects to qualify and to continue to qualify as a regulated investment company under Subchapter M of the Code. As qualified, the Portfolio is not subject to federal income tax on that part of its taxable income that it distributes to its shareholders. Taxable income consists generally of net investment income, and any capital gains. It is the Portfolio's intention to distribute all such income and gains.

Shares of the Portfolio are currently offered only to the separate accounts of MetLife. Separate accounts are insurance company separate accounts that fund life insurance policies and annuity contracts. Under the Code, an insurance company pays no tax with respect to income of a qualifying separate account when the income is properly allocable to the value of eligible variable annuity or variable life insurance contracts. For a discussion of the taxation of life insurance companies and the separate accounts, as well as the tax treatment of the policies and annuity contracts and the holders thereof, see the discussion of federal income tax considerations included in the prospectus for the Contracts.

Section 817(h) of the Code and the regulations thereunder impose "diversification" requirements on the assets underlying a Contract. The Portfolio intends to maintain diversification which will allow each Contract to satisfy these requirements. These requirements are in addition to the diversification requirements imposed on the Portfolio by Subchapter M and the 1940 Act. Technically, the section 817(h) requirements provide that, with limited exceptions, as of the end of each calendar quarter or within thirty days thereafter no more than 55% of the assets underlying a Contract may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments, and no more than 90% by any four investments. For this purpose, an investment in the Portfolio is treated not as a single investment but as an investment in each asset owned by the Portfolio, so long as shares of the Portfolio are owned only by separate accounts of insurance companies, by qualified pension and retirement plans, and by a limited class of other investors. Similarly, an investment in an Underlying Portfolio by the Portfolio is treated not as a single investment but as an investment in each asset owned by the Underlying Portfolio, so long as shares of the Underlying Portfolio are owned only by separate accounts of insurance companies, by qualified pension and retirement plans, and by a limited class of other investors. The Portfolio and Underlying Portfolios are and will be so owned. Thus so long as the Portfolio meets the section 817(h) diversification tests, each Contract will also meet those tests. See the prospectus for the Contracts.

The foregoing is only a summary of some of the important federal income tax considerations generally affecting the Portfolio and you; see the SAI for a more detailed discussion. You are urged to consult your tax advisers.

REPORT TO POLICYHOLDERS

The fiscal year of the Portfolio ends on December 31 of each year. The Trust will send to you, at least semi-annually, reports and statements which show the Portfolio's composition and other information. An annual report, with audited information, will be sent to you each year.

SALES AND PURCHASES OF SHARES

The Trust does not sell its shares directly to the public. The Trust continuously sells Class B and Class C shares of the Portfolio only to the separate accounts of MetLife to fund Contracts. The Trust could also offer shares to other separate accounts of other insurers if approved by the Board of Trustees.

PURCHASE AND REDEMPTION OF SHARES

MetLife Investors Distribution Company is the principal underwriter and distributor of the Trust's shares. MetLife Investors Distribution Company places orders for the purchase or redemption of shares of the Portfolio based on, among other things, the amount of net Contract premiums or purchase payments transferred to the separate accounts, transfers to or from a separate account investment division and benefit payments to be effected on a given date pursuant to the terms of the Contract. Such orders are effected, without sales charge, at the net asset value per share for the Portfolio determined on that same date. The Trust reserves the right to reject or limit all or part of any purchase or exchange order for any reason.

The Portfolio is an available investment options under a number of different variable insurance products, many of which do not limit the number of transfers among the available underlying funds. A large number of transfers could raise transaction costs for the Portfolio and could require the Portfolio to maintain increased cash reserves, which could harm performance in rising markets.

Shares of the Portfolio are sold and redeemed at their net asset value without the imposition of any sales commission or redemption charge. Class B shares are subject to a Rule 12b-1 fee of 0.25% of average daily net assets. Class C shares are subject to a Rule 12b-1 fee of 0.55% of average daily net assets. (However, certain sales or other charges may apply to the Contract, as described in the Contract prospectus.) Under certain circumstances, redemption proceeds may be paid in securities or other property rather than in cash if the Manager determines it is in the best interests of the Trust.

MARKET TIMING

The Trust's Board of Trustees has adopted certain procedures, described below, to discourage certain types of trading in Portfolio shares that may be harmful to long-term investors, specifically (i) trading that is designed to exploit pricing inefficiencies and thereby dilute the returns of long-term investors; or (ii) frequent trading by an investor that generates sufficiently volatile cash flows to be disruptive to the Portfolio manager's ability to manage the Portfolio's assets ((i) or (ii), "market timing"). The Trust is not intended for investment by market timers. The Trust does not knowingly accommodate market timing in the Portfolio and, to the Trust's knowledge, there are no arrangements currently in place that are designed to permit any contract owner to engage in market timing. As discussed above, the Trust reserves the right to reject or limit all or part of any purchase or exchange order for any reason.

The Trust requires that the insurance company separate accounts that invest in the Portfolio have in place policies and procedures reasonably designed to detect and deter market timing in the separate accounts by contract owners. In addition, the Manager monitors cashflows of certain Portfolios identified as presenting pricing inefficiencies that could potentially be exploited by market timers, and, with respect to the Portfolio, conducts certain tests to help detect cash outflows or cashflow volatility that may be disruptive to a portfolio manager's ability to manage the Portfolio. If, based on such monitoring, the Manager believes (i) that a Portfolio's cash flows may reflect a pattern of market timing or (ii) that a Portfolio's cashflows may reflect frequent trading that is disruptive to the management of the Portfolio and it is appropriate given the context of the cash flow volatility (e.g., type of Portfolio, amount of assets), the Manager will refer the matter to the appropriate insurance company or companies.


Further, in accordance with Rule 22c-2 under the 1940 Act, the Trust has contracted with insurance company separate accounts to enable it to request and receive information regarding transactions in the shares of the Trust's Portfolio and limit transactions that violate the Trust's policies on market timing.


If the Trust finds that any insurance company has in place inadequate policies and procedures, with respect to a particular separate account, to detect and deter market timing in Portfolio shares and there is evidence of market timing in that separate account, the Trust or any of its Portfolios may be discontinued as an investment option of that separate account. In such an event, all contract owners of such separate account would no longer be able to make new investments in the Trust or any of its Portfolios. The Trust reserves the right to modify this policy, including any procedures established from time to time to effectuate this policy, at any time without notice.

LIMITATIONS ON THE TRUST'S ABILITY TO DETECT AND DETER MARKET TIMING

The Portfolio is available as an investment option under a number of different variable insurance products. Owners of these variable insurance products transfer value among sub-accounts of the insurance company separate accounts by contacting the insurance companies. The resulting purchases and redemptions of Portfolio shares are made through omnibus accounts of the insurance companies. The right of an owner of such a variable insurance product to transfer among sub-accounts is governed by a contract between the insurance company and such owner. Many of these contracts do not limit the number of transfers among the available underlying funds that a contract owner may make. The terms of these contracts, the presence of financial intermediaries (including the insurance companies) between the Trust and contract owners, the utilization of omnibus accounts by these intermediaries and other factors such as state insurance laws may limit the Trust's ability to detect and deter market timing. Multiple tiers of such financial intermediaries may further compound the Trust's difficulty in detecting and deterring such market timing activities.

RISKS ASSOCIATED WITH MARKET TIMING GENERALLY

While the Trust will try to detect and deter market timing by utilizing the procedures described above, these procedures may not be successful in identifying or deterring market timing. By realizing profits through short-term trading, contract owners that engage in market timing activities may dilute the value of shares held by long-term investors. Cashflow volatility resulting from frequent trading of Portfolio shares, especially involving large dollar amounts, may disrupt a portfolio manager's ability to manage the Portfolio's assets. Frequent trading may be disruptive if it makes it difficult for the Portfolio to implement its long-term investment strategies, for example by causing the Portfolio to maintain a higher level of its assets in cash to accommodate such frequent trading. Frequent trading may also be disruptive if it forces the Portfolio to sell portfolio securities at inopportune times to raise cash to accommodate such trading activity. In addition, frequent trading may cause the Portfolio to incur increased expenses. For example, as a result of such frequent trading, the Portfolio may be forced to liquidate investments and thereby incur increased brokerage costs and realization of taxable capital gains without attaining any investment advantage. All of these factors may adversely affect Portfolio performance.

Associated with an investment in the Portfolio that itself invests in securities that are, for example, thinly traded, traded infrequently, or relatively less liquid is the risk that the current market price for the securities may not accurately reflect current market values. A market timer may seek to engage in strategies designed to take advantage of these pricing differences ("price arbitrage") and thereby dilute the returns of long-term investors. Portfolios that may be adversely affected by price arbitrage include those Portfolios that significantly invest in small cap equity securities and in certain fixed-income securities, such as high yield bonds.

A Portfolio that invests significantly in foreign securities may be particularly susceptible to strategies designed to exploit pricing inefficiencies. This is because foreign securities are typically traded on markets that close well before the time the Portfolio calculates its net asset value (typically at 4:00 p.m. Eastern Time), which gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities. The time zone differences among international stock markets can allow a market timer engaging in certain strategies to exploit differences in Portfolio share prices that are based on closing prices of foreign securities established some time before the Portfolio calculates its own share price (a type of price arbitrage referred to as "time zone arbitrage"). As discussed more fully below, the Trust has procedures, referred to as fair value pricing, that allow the Trust to adjust closing market prices of foreign securities to reflect what is believed to be the fair value of those securities at the time the Portfolio calculates its net asset value. While there is no assurance, the Portfolio expects that the use of fair value pricing will reduce a market timer's ability to engage in time zone arbitrage to the detriment of Portfolio shareholders.

VALUATION OF SHARES


The Portfolio's net asset value ("NAV") per share is ordinarily determined once daily, as of the close of the regular session of business on the New York Stock Exchange (NYSE) (usually at 4:00 p.m., Eastern Time), on each day the NYSE is open. To the extent that the Portfolio's assets are traded in other markets when the NYSE is closed, the value of the Portfolio's assets may be effected on days when the Trust is not open for business. In addition, trading in some of the Portfolio's assets may not occur when the Trust is open for business.


NAV of a Portfolio share is computed by dividing the value of the net assets of the Portfolio by the total number of shares outstanding in the Portfolio. Share prices for any transaction are those next calculated after receipt of an order.

Except for money market instruments maturing in 60 days or less and foreign securities as discussed below, securities held by the Portfolio are valued at market value. If market values are not readily available, or if available market quotations are not reliable, securities are priced at their fair value as determined by the Valuation Committee of the Trust's Board of Trustees using procedures approved by the Board of Trustees. The Portfolio may use fair value pricing if the value of a security has been materially affected by events occurring before the Portfolio's calculation of NAV but after the close of the primary markets on which the security is traded.

The Portfolio may also use fair value pricing if reliable market quotations are unavailable due to infrequent trading or if trading in a particular security was halted during the day and did not resume prior to the Portfolio's calculation of NAV. The use of fair value pricing has the effect of valuing a security based upon the price the Portfolio might reasonably expect to receive if it sold that security but does not guarantee that the security can be sold at the fair value price. Further, because of the inherent uncertainty of fair valuation, a fair valuation price may differ significantly from the value that would have been used had a ready market for the investment existed, and these differences could be material. With respect to any portion of the Portfolio's assets that is invested in other open-end investment companies, that portion of the Portfolio's NAV is calculated based on the NAV of that investment company. The prospectus for the other investment company explains the circumstances and effects of fair value pricing for that investment company.

The Portfolio has retained a third party pricing service to automatically fair value each of its investments that is traded principally on a foreign exchange or market, subject to adjustment by the Trust's Valuation Committee. The Valuation Committee will regularly monitor and review the services provided by the pricing service to the Portfolio and periodically report to the Board on the pricing services' performance.

Money market instruments maturing in 60 days or less are valued on the amortized cost basis.

APPENDIX A

DESCRIPTION OF THE AMERICAN FUND INSURANCE SERIES UNDERLYING PORTFOLIOS

The Portfolio may invest in Class 1 shares of the American Fund Insurance Funds (the "Underlying Portfolios"). The following tables set forth: (i) the names of the Underlying Portfolios, (ii) the expense ratios of the Class 1 shares of the Underlying Portfolios for the most recent fiscal year, and (ii) brief descriptions of the Underlying Portfolios investment goals and principal strategies. Each of the Underlying Portfolios is managed by Capital Research and Management Company Additional investment practices are described in the American Funds Insurance Funds' SAI and in the prospectus for the Underlying Portfolios.


UNDERLYING PORTFOLIO EXPENSE RATIO GOAL AND PRINCIPAL STRATEGY
Global Small             0.73%     The Fund seeks to grow over time by investing primarily in stocks of
 Capitalization Fund               smaller companies, located around the world. Normally, the Fund invests at least 80%, of its assets in equity securities of companies with small market capitalizations, measured at the time of purchase. However, the
                                   Fund's holding of small capitalization stocks may fall below the 80%
                                   threshold due to subsequent market action.
-----------------------------------------------------------------------------------------------------------------
Growth Fund              0.33%     The Fund seeks to grow by investing primarily in commons tocks of companies that appear to offer superior opportunities for growth of capital.
                                   In seeking to pursue its investment objective, the Fund may invest in the securities of issuers representing a broad range of market capitalizations.
-----------------------------------------------------------------------------------------------------------------
International Fund       0.52%     The Fund seeks to grow over time by investing primarily in common stocks of companies located outside the United States. The Fund is designed for investors seeking capital appreciation through stocks. Investors in the
                                   Fund should have a long-term perspective and be able to tolerate potentially wide price fluctuations.
-----------------------------------------------------------------------------------------------------------------
New World Fund           0.82%     The Fund seeks to grow over time by investing primarily in stocks of companies with significant exposure to countries with developing economies and/or markets. The Fund may also invest in debt securities of issuers, including issuers of lower rated bonds, with exposure to these countries. The Fund is designed for investors seeking capital appreciation.
-----------------------------------------------------------------------------------------------------------------
Growth-Income Fund       0.27%     The Fund seeks to grow and provide income over time by investing primarily in common stocks or other securities that demonstrate the potential for appreciation and/or dividends. The Fund may invest up to
                                   15% of its assets, at the time of purchase, in securities of issuers domiciled outside the United States and not included in S&P 500 Index.
-----------------------------------------------------------------------------------------------------------------
Bond Fund                0.41%     The Fund seeks to maximize current income and preserve capital.
                                   Normally, the Fund invests at least 80% of its assets in bonds. The Fund will invest at least 65% of its assets in investment-grade debt securities
                                   (including cash and cash equivalents) and may invest up to 35% of its assets in bonds rated Ba or below by Moody's Investors Service and BB or below by Standard & Poor's Ratings Service or unrated but determined to be of equivalent quality.
-----------------------------------------------------------------------------------------------------------------
High-Income Bond         0.48%     The Fund seeks to provide a high level of current income and, secondarily,
 Fund                              capital appreciation by investing at least 65% of its assets in higher yielding and generally lower quality debt securities (rated Ba or below by
                                   Moody's Investors Service or BB or below by Standard & Poor's Ratings
                                   Service or unrated but determined to be of equivalent quality). The Fund may also invest up to 25% of its assets in securities of non-U.S. issuers.
                                   Normally, the Fund invests at least 80% of its assets in bonds.
-----------------------------------------------------------------------------------------------------------------

UNDERLYING PORTFOLIO  EXPENSE RATIO GOAL AND PRINCIPAL STRATEGY
U.S.                      0.46%     The Fund seeks to provide a high level of current income, as well as
 Government/AAA-Rated               preservation of investment. Normally, the Fund will invest at least 80% of
 Securities Fund                    its assets in securities that are guaranteed by the "full faith and credit"
                                    pledge of the U.S. government or debt securities that are rated Aaa by
                                    Moody's Investors Service or AAA by Standard & Poor's Ratings Service
                                    or unrated but determined to be of equivalent quality. The Fund is designed for investors seeking income and more price stability than from investing in stocks and lower quality debt securities, and capital preservation over the long term.

                                    The Fund may also invest a significant portion of its assets in securities backed by pools of mortgages. Certain of these securities may not be backed by the full faith and credit of the U.S. government and are supported only by the credit of the issuer. Such securities may include mortgage-backed securities issued by the Federal National Mortgage
                                    Association ("Fannie Mae") and the Federal Home Loan Mortgage
                                    ("Freddie Mac") are neither issued nor guaranteed by the U.S. Treasury.
----------------------------------------------------------------------------------------------------------------
Global Bond Fund          0.61%     The Fund seeks to provide a high level of total return as is consistent with prudent management, by investing primarily in investment grade bonds issued by entities based around the world and denominated in various currencies, including U.S. dollars. The Fund may also invest in lower quality, higher yielding debt securities, sometimes referred to as "junk bonds." The total return of the Fund will be the result of interest income, changes in the market value of the Fund's investments and changes in the value of other currencies relative to the U.S. dollar.
----------------------------------------------------------------------------------------------------------------

FOR MORE INFORMATION

If you would like more information about the Portfolio, the following documents are available to you free upon request:

ANNUAL/SEMI-ANNUAL REPORTS

Contain additional information about the Portfolio's performance. In the Portfolio's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION ("SAI")

Provides a fuller technical and legal description of the Portfolio's policies, investment restrictions, and business structure. The SAI is legally considered to be a part of this Prospectus.

IF YOU WOULD LIKE A COPY OF THE CURRENT VERSIONS OF THESE DOCUMENTS, OR OTHER INFORMATION ABOUT THE PORTFOLIO, CONTACT:

                          MET INVESTORS SERIES TRUST
                                 5 PARK PLAZA
                                  SUITE 1900
                           IRVINE, CALIFORNIA 92614

                                1-800-848-3854

Free copies of the SAI and Annual and Semi-Annual Reports are available at the following website: www.metlifeinvestors.com. Information about the Portfolio, including the Annual and Semi-annual Reports and SAI, may also be obtained from the Securities and Exchange Commission ("SEC"):

[_] IN PERSONReview and copy documents in the SEC's Public Reference Room in
             Washington, D.C. (for information call 202-551-8090).

[_] ON LINE  Retrieve information from the EDGAR database on the SEC's web site at: http://www.sec.gov.

[_] BY MAIL  Request documents, upon payment of a duplicating fee, by writing to SEC, Public Reference Section, Washington, D.C. 20549 or by e-mailing the SEC at publicinfo@sec.gov.

                             SEC FILE # 811-10183

                                 MET INVESTORS
                            S E R I E S   T R U S T




                 American Funds Moderate Allocation Portfolio

                          Class B and Class C Shares

                                __PROSPECTUS__

                                APRIL 28, 2008




Like all securities, these securities have not been approved or disapproved by the Securities and Exchange Commission, nor has the Securities and
       Exchange Commission passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

                           ____TABLE OF CONTENTS____


                                                              PAGE

          INTRODUCTION                                         3
             Understanding the Trust                           3
             Understanding the Portfolio                       3

          THE PORTFOLIO                                        7

            INVESTMENT SUMMARY                                 7
             American Funds Moderate Allocation Portfolio      8

            PRIMARY RISKS OF THE UNDERLYING PORTFOLIOS         12
            MANAGEMENT                                         16
             The Manager                                       16
             Distribution Plans                                18

          YOUR INVESTMENT                                      19
             Shareholder Information                           19
             Dividends, Distributions and Taxes                19
             Sales and Purchases of Shares                     21

          APPENDIX A                                          A-1

          FOR MORE INFORMATION                             Back Cover

INTRODUCTION

UNDERSTANDING THE TRUST

Met Investors Series Trust (the "Trust") is an open-end management investment company that offers a selection of fifty-two managed investment portfolios or mutual funds. Only one of which is offered through this Prospectus (the "Portfolio"). Please see the Investment Summary section of this Prospectus for specific information on the Portfolio.

  INVESTING THROUGH A VARIABLE INSURANCE CONTRACT

  Class B and Class C shares of the Portfolio are currently only sold to separate accounts of certain affiliates of Metropolitan Life Insurance Company (collectively, "MetLife" or the "Insurance Companies") to fund the benefits under certain individual flexible premium variable life insurance policies and individual and group variable annuity contracts (collectively, "Contracts"). As a Contract owner, your premium payments are allocated to the Portfolio in accordance with your Contract.

  A particular class of the Portfolio may not be available under the Contract you have chosen. The prospectus for the Contract shows the classes available to you. Please read this Prospectus carefully. It provides information to assist you in your decision. If you would like additional information about the Portfolio, please request a copy of the Statement of Additional Information ("SAI"). For details about how to obtain a copy of the SAI and other reports and information, see the back cover of this Prospectus. The SAI is incorporated by reference into this Prospectus.

UNDERSTANDING THE PORTFOLIO


The Portfolio was designed on established principles of asset allocation and risk tolerance. The Portfolio will invest substantially all of its assets in certain funds of the American Funds Insurance Series which invest either in equity securities, fixed income securities or cash equivalent money market securities, as applicable ("Underlying Portfolios"). The Portfolio has a target allocation among the three primary asset classes (equity, fixed income and cash/money market). Met Investors Advisory, LLC (the "Manager") establishes specific target investment percentages for the asset classes and the various components of each asset category and then selects the Underlying Portfolios in which the Portfolio invests based on, among other things, the Underlying Portfolios' investment objectives, policies, investment process and portfolio analytical and management personnel. The Manager may add new Underlying Portfolios or replace existing Underlying Portfolios with other portfolios of American Funds Insurance Series or the Trust or Metropolitan Series Fund, Inc. The Manager may also change the allocations among the Underlying Portfolios, dependent upon, among other factors, changing market dynamics, changes to the personnel, investment process, or criteria for holdings of the Underlying Portfolios, or the availability of other Underlying Portfolios that may provide a risk adjusted benefit to the Portfolio. Information regarding the Underlying Portfolios is set



 PLEASE SEE THE CONTRACT PROSPECTUS FOR A DETAILED EXPLANATION OF YOUR CONTRACT.

forth in Appendix A to this Prospectus and included in the current prospectus for those portfolios. COPIES OF THE PROSPECTUS MAY BE OBTAINED FREE OF CHARGE BY CALLING OR WRITING THE TRUST AT THE TELEPHONE NUMBER OR ADDRESS ON THE BACK COVER PAGE OF THIS PROSPECTUS.


Before selecting Underlying Portfolios, the Manager analyzes each Underlying Portfolio's historic and current holdings to determine the Portfolio's investment attributes. For example, for Underlying Portfolios structured for equity investment, large cap, mid cap, and small cap exposure is considered as is the investment bias toward growth, or value style of investment. Further, the type of growth or value management employed is also a consideration for the Manager, such as deep value, traditional value, relative value, growth at a reasonable price, traditional growth, or earnings momentum styles of investment. For Underlying Portfolios that invest in fixed income securities, the average maturity and effective duration are evaluated in conjunction with exposure to particular sectors of the fixed income marketplace including U.S. Treasury securities, government agencies, asset-backed securities, mortgage-backed securities, investment grade corporate bonds, high yield corporate bonds, non-U.S. government and corporate obligations, emerging market debt and cash or money market instruments. Dependent upon the amount of cash or money market instruments held in the aggregate among the Underlying Portfolios, the Portfolio maintains the ability to invest in an Underlying Portfolio which only holds money market instruments. The Manager evaluates the dynamics among the Underlying Portfolios and their respective holdings in order to determine the appropriate weighting for the Portfolio's risk profile.

Periodically, the Manager will communicate with or visit management personnel of each Underlying Portfolio to discuss the manager's outlook and positioning of the Underlying Portfolio and determine the extent of any changes that may have occurred. Periodically, the Manager will evaluate each Portfolio's allocation among equity, fixed-income, and cash, inclusive of the exposure to various investment styles and asset sectors, relative to the Portfolio's risk profile. It is anticipated that changes among these primary asset classes will be within a range of plus or minus 10%. Concurrently, the Manager will consider whether to make changes to any of the Underlying Portfolios. If a new Underlying Portfolio is selected by the Manager, a shifting of allocations to the remaining Underlying Portfolios may result, as the Manager seeks to maintain the appropriate diversification and risk profile for the Portfolio.


The Underlying Portfolios of American Funds Insurance Series in which the Portfolio may currently invest are:

--------------------------------------------------------------------------
Blue Chip Income and Growth Fund Global Small Capitalization Fund
--------------------------------------------------------------------------
Bond Fund                        Growth-Income Fund
--------------------------------------------------------------------------
Cash Management Fund             Growth Fund
--------------------------------------------------------------------------
Global Bond Fund                 High-Income Bond Fund
--------------------------------------------------------------------------
Global Discovery Fund            International Fund
--------------------------------------------------------------------------
Global Growth Fund               New World Fund
--------------------------------------------------------------------------
Global Growth and Income Fund    U.S. Government/AAA-Rated Securities Fund
--------------------------------------------------------------------------

There may be limits on the amount of cash inflows some Underlying Portfolios may accept from investors, including the Portfolio. The Manager may take into account these capacity considerations when allocating investments among the Underlying Portfolios. In some in-stances, the Manager or its affiliates may allocate capacity in certain Underlying Portfolios to other investors, which may have the effect of limiting the Portfolio's opportunity to invest in the Underlying Portfolio.


The Manager may add new Underlying Portfolios, including affiliated Underlying Portfolios, or replace existing Underlying Portfolios or change the allocation of the Underlying Portfolios at any time.

The following chart describes the targeted allocation, as of the date of this Prospectus, among the equity Underlying Portfolios, fixed income Underlying Portfolios and cash/money market securities. You should note that these percentages do not directly correspond to investment in the Underlying Portfolios since each Underlying Portfolio may contain one or more asset classes (e.g. equity and fixed income) and each Underlying Portfolio may contain various sub-sets of an asset class (e.g. small cap, mid cap equity and international securities).



           Asset Class             Moderate Allocation
------------------------------------------------------
Equity Underlying Portfolios               50%
------------------------------------------------------
    International                          13%
    Domestic                               37%
------------------------------------------------------
Fixed Income Underlying Portfolios         45%
------------------------------------------------------
    Investment Grade                       32%
    High Yield                             9%
    Foreign Fixed Income                   4%
------------------------------------------------------
Cash/Money Market Securities*              5%
------------------------------------------------------


    * Through holdings-based analysis the Manager typically will achieve the targeted allocation to cash by counting cash held or money market securities purchased in Underlying Portfolios in which the Portfolio invests.

Although the investments in the Underlying Portfolios will be made in an attempt to achieve the target allocations, the Portfolio's actual allocations could vary substantially from the target allocations. Actual allocations may be different from the target allocations because of, for example, changes to the Underlying Portfolios' asset values due to market movements. The Manager may effect purchases and redemptions in the Underlying Portfolios in a way to bring actual allocations more closely in line with the target allocations. In addition, the Manager may, from time to time, rebalance allocations to the Underlying Portfolios to correspond to the target allocations.


The actual allocation percentages of the Portfolio's investments in the Underlying Portfolios are available from the Trust at the following website--www.metlifeinvestors.com. Upon accessing the website, click on the "Individuals Enter Here" section, then click on learn more about "MetLife Investors", then click on "Met Investors Series Trust", then click on the "American Funds Asset Allocation Program Current Portfolio Allocations" icon where you will find actual allocations for the Portfolio as of the end of the prior quarter. This information will be updated periodically to reflect the actual allocations.

Under adverse market or economic conditions, the Portfolio could invest for temporary defensive purposes some or all of the assets in money market securities or utilize other investment strategies that may be inconsistent with the Portfolio's principal investment strategy.

Temporary defensive instruments generally include U.S. government securities, bank time deposits denominated in the currency of any major nation, commercial paper and repurchase agreements. The Adviser may also invest in these types of securities or hold cash while looking for suitable investment opportunities or to maintain liquidity. Although the Portfolio would employ these measures only in seeking to avoid losses, they could reduce the benefit from an upswing in the market or prevent the Portfolio from meeting its investment objective.

Please note that the expenses of the Underlying Portfolios, as set forth in the Investment Summary, could change as the Underlying Portfolios' asset values change or through the addition or deletion of Underlying Portfolios. Because the Portfolio invests in Underlying Portfolios, the costs of investing in the Portfolio will generally be higher than the cost of investing in an Underlying Portfolio directly. The Portfolio, as a shareholder, will pay its share of the Underlying Portfolios' expenses as well as the Portfolio's own expenses. Therefore, an investment in the Portfolio may result in the duplication of certain expenses.


The Manager has broad discretion to allocate and reallocate the assets of the Portfolio among the Underlying Portfolios consistent with the Portfolio's investment objective and policies and target allocations. In addition to the investment advisory fee charged by the Manager for its asset allocation services, the Manager and its affiliates indirectly would receive investment advisory fees from any affiliated underlying portfolios in which the Portfolio may invest. In this regard, the Manager has an incentive to select and invest the Portfolio's assets in affiliated underlying portfolios with higher fees than other Underlying Portfolios. Also the Manager may believe that certain underlying portfolios could benefit from additional assets or could be harmed by redemptions. As a fiduciary, the Manager is obligated to disregard these incentives. The trustees and officers of the Trust may also have conflicting interests in fulfilling their fiduciary duties to both the Portfolio and the underlying portfolios of the Trust. The Manager may add new underlying portfolios or replace existing underlying portfolios or change the allocation of the underlying portfolios at any time.

After this Introduction you will find an Investment Summary for the Portfolio. The Investment Summary presents important facts about the Portfolio, including information about its investment objective, principal investment strategy, primary risks, fees and expenses and past performance.

                                 THE PORTFOLIO

INVESTMENT SUMMARY

The Portfolio's summary discusses the following:

    INVESTMENT OBJECTIVE
    What is the Portfolio's investment goal?

    PRINCIPAL INVESTMENT STRATEGY
    How does the Portfolio attempt to achieve its investment goal? What types of investments does it contain?

    PRIMARY RISKS
    What are the specific risks of investing in the Portfolio and the Underlying Portfolios?

    PAST PERFORMANCE
    How well has the Portfolio performed over time?

    FEES AND EXPENSES
    What is the cost of investing in the Portfolio?

Following the Investment Summary is the section entitled "Primary Risks of the Underlying Portfolios" which lists some of the factors that may affect the value of the Portfolio's investments in the Underlying Portfolios.

The SAI provides more detailed information regarding the various types of securities that the Portfolio and the Underlying Portfolios may purchase and certain investment techniques and practices of the investment adviser to the Underlying Portfolios.

The Contracts may be sold by banks. AN INVESTMENT IN A PORTFOLIO OF THE TRUST THROUGH A CONTRACT IS NOT A DEPOSIT OR OBLIGATION OF, OR GUARANTEED BY, ANY BANK, AND IS NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY OF THE U.S. GOVERNMENT.


 THE PORTFOLIO IN THIS PROSPECTUS IS A MUTUAL FUND: A POOLED INVESTMENT THAT IS PROFESSIONALLY MANAGED AND THAT GIVES YOU THE OPPORTUNITY TO PARTICIPATE IN FINANCIAL MARKETS. THE PORTFOLIO STRIVES TO REACH ITS STATED INVESTMENT OBJECTIVE, WHICH CAN BE CHANGED WITHOUT SHAREHOLDER APPROVAL. AS WITH ALL MUTUAL FUNDS, THERE IS NO GUARANTEE THAT THE PORTFOLIO WILL ACHIEVE ITS INVESTMENT OBJECTIVE.

                 AMERICAN FUNDS MODERATE ALLOCATION PORTFOLIO

INVESTMENT OBJECTIVE:

High total return in the form of income and growth of capital, with a greater emphasis on income.

PRINCIPAL INVESTMENT STRATEGY:

The Portfolio seeks to achieve its objective by investing in Class 1 shares of a diversified group of Underlying Portfolios of the American Funds Insurance Series. Under normal circumstances, the Portfolio primarily invests in large cap, small cap, mid cap and international equity Underlying Portfolios and also invests in fixed income Underlying Portfolios in accordance with targeted allocations of 50% to equity securities and 50% to fixed income securities. The names of the Underlying Portfolios in which the Portfolio may invest and the approximate percentage of the Portfolio's assets allocated to various types of equity and fixed income securities, as of the date of this Prospectus, are set forth above in "Understanding the Portfolios."

The Portfolio seeks to achieve capital growth through its investments in Underlying Portfolios that invest primarily in equity securities. These investments may include Underlying Portfolios that invest mainly in stocks of large established U.S. companies as well, to a lesser extent, in stocks of foreign companies and smaller U.S. companies with above-average growth potential.

The Portfolio seeks to achieve current income through its investments in Underlying Portfolios that invest primarily in fixed income securities. These investments may include Underlying Portfolios that invest exclusively in bonds of U.S. issuers as well as Underlying Portfolios that invest in U.S. and foreign investment-grade securities, as well as Underlying Portfolios that invest high-yield, high-risk bonds.

The Portfolio is non-diversified, which means that it may concentrate its assets in a smaller number of issuers than a diversified portfolio. However, the Portfolio invests its assets in the Underlying Portfolios, each of which generally has diversified holdings.

The Portfolio intends to invest in the following Underlying Portfolios at the approximate percentages indicated below.

            UNDERLYING PORTFOLIO                          PERCENTAGE
            Fixed Income                                      50%*
               U.S. Government/AAA-Rated Securities Fund   23%
               Bond Fund                                   10%
               Global Bond Fund                             6%
               High-Income Bond Fund                       11%
            Equities                                          50%*
               Growth-Income Fund                          30%
               Growth Fund                                 12%
               Global Small Capitalization Fund             2%
               International Fund                           4%
               New World Fund                               2%

* Through holdings-based analysis, the Manager typically will achieve the targeted allocation to cash by counting cash held or money market securities purchased in Underlying Portfolios. Actual allocations usually will be 50% Equities, 45% Fixed Income, and 5% Cash/Money Market.

PRIMARY RISKS:

An investment in the Portfolio is not guaranteed. You can lose money by investing in the Portfolio. There are direct and indirect risks of investing in the Portfolio. Direct risks include:

  . Performance Risk--Substantially all of the assets of the Portfolio are invested in Underlying Portfolios, which means that the investment performance of the Portfolio is directly related to the investment performance of these Underlying Portfolios held by the Portfolio. The ability of the Portfolio to meet its investment objective depends upon the allocation of the Portfolio's assets among the Underlying Portfolios and the ability of an Underlying Portfolio to meet its own investment objective. It is possible that an Underlying Portfolio will fail to execute its investment strategies effectively. As a result, an Underlying Portfolio may not meet its investment objective, which would affect the Portfolio's investment performance. There can be no assurance that the investment objective of any Portfolio or any Underlying Portfolio will be achieved.

  . Non-diversification Risk--The Portfolio is non-diversified which means the Portfolio can invest its assets in a small number of issuers. As a result, the Portfolio is more susceptible to any single economic, political or regulatory event affecting those issuers than is a diversified portfolio. This risk is limited because the Portfolio invests its assets in the Underlying Portfolios, each of which generally has diversified holdings.

The value of your investment in the Portfolio may be affected by one or more of the following indirect risks of the Underlying Portfolios, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate. Each risk is described in "Primary Risks of the Underlying Portfolios" and in the American Funds Insurance Series' prospectus with respect to each Underlying Portfolio.

  .  Market risk

  .  Interest rate risk

  .  Credit risk

  .  High yield debt security risk

  .  Foreign investment risk

  .  Market capitalization risk

  .  Investment style risk

  .  Mortgage-related securities risk

PAST PERFORMANCE:

As of the date of this Prospectus, the Portfolio had not commenced operations. No performance information is currently available.

FEES AND EXPENSES:


The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are estimated for the year ended December 31, 2008 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts but do reflect the fees and expenses of the Underlying Portfolios. See the Contract prospectus for a description of the fees, expenses and charges imposed by the Contracts.


SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE


Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)


                                                                 Class B Class C
--------------------------------------------------------------------------------
Management Fee                                                    0.10%   0.10%
--------------------------------------------------------------------------------
12b-1 Fees                                                        0.25%   0.55%
--------------------------------------------------------------------------------
Other Expenses                                                    0.26%   0.26%
--------------------------------------------------------------------------------
Acquired Fund Fees & Expenses*                                    0.41%   0.41%
--------------------------------------------------------------------------------
Total Annual Portfolio Operating Expenses and Acquired Fund Fees
 and Expenses Before Expense Waiver                               1.02%   1.32%
--------------------------------------------------------------------------------
Contractual Expense Waiver**                                      0.26%   0.26%
--------------------------------------------------------------------------------
Total Annual Portfolio Operating Expenses and Acquired Fund Fees
 and Expenses After Expense Waiver                                0.76%   1.06%
--------------------------------------------------------------------------------



         * As an investor in an Underlying Portfolio, the Portfolio also will bear its pro-rata portion of the operating expenses of that Underlying Portfolio, including the management fee. The estimated expenses of the Underlying Portfolios are based upon the weighted average of the total operating expenses of the Underlying Portfolios before expense waiver allocated to the Portfolio at December 31, 2007.
        ** The Manager and the Trust have entered into an Expense Limitation
           Agreement whereby the total direct Annual Portfolio Operating Expenses for the Class B and Class C shares of the Portfolio will not exceed 0.35% and 0.65%, respectively, for the period ended
           April 30, 2009 and in any year in which the Agreement is in effect. Under certain circumstances, any fees waived or expenses reimbursed by the Manager may, with the approval of the Trust's Board of Trustees, be repaid to the Manager.


Investors may be able to realize lower aggregate expenses by investing directly in the Underlying Portfolios instead of the Portfolio. An investor who chooses to invest directly in the Underlying Portfolios would not, however, receive the asset allocation services provided by the Manager.

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio including the cost of investing in the Underlying Portfolios with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same and that all expense caps for the Portfolio and the Underlying Portfolios remain in effect only for the period ended
April 30, 2009. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES


        Class B  Class C
-------------------------
1 Year  $     78 $    109
-------------------------
3 Years $    300 $    395
-------------------------

PRIMARY RISKS OF THE UNDERLYING PORTFOLIOS


One or more of the following primary risks may apply to the Underlying Portfolios. Please see the Investment Summary for the Portfolio to determine which risks apply to the Underlying Portfolios. The greater the Portfolio's investment in a particular asset class, the greater the impact to the Portfolio of the risks related to the class. Please note that there are many other circumstances that could adversely affect your investment and prevent an Underlying Portfolio from reaching its objective, which are not described here.

MARKET RISK


An Underlying Portfolio's share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including disappointing corporate earnings, adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or a company may deteriorate. In addition, an assessment by an Underlying Portfolio's investment adviser of particular companies may prove incorrect, resulting in losses or poor performance by those holdings, even in a rising market. An Underlying Portfolio could also miss attractive investment opportunities if its investment adviser underweights markets or industries where there are significant returns, and could lose value if the investment adviser overweights markets or industries where there are significant declines.

Stocks purchased in initial public offerings ("IPOs") have a tendency to fluctuate in value significantly shortly after the IPO relative to the price at which they were purchased. These fluctuations could impact the net asset value and return earned on the Underlying Portfolio's shares.


INTEREST RATE RISK

The values of debt securities are subject to change when prevailing interest rates change. When interest rates go up, the value of debt securities and certain dividend paying stocks tends to fall. If an Underlying Portfolio invests a significant portion of its assets in debt securities or stocks purchased primarily for dividend income and interest rates rise, then the value of your investment may decline. Alternatively, when interest rates go down, the value of debt securities and certain dividend paying stocks may rise.

Interest rate risk will affect the price of a fixed income security more if the security has a longer maturity because changes in interest rates are increasingly difficult to predict over longer periods of time. Fixed income securities with longer maturities will therefore be more volatile than other fixed income securities with shorter maturities. Conversely, fixed income securities with shorter maturities will be less volatile but generally provide lower returns than fixed income securities with longer maturities. The average maturity and duration of the Underlying Portfolio's fixed income investments will affect the volatility of the Underlying Portfolio's share price.

CREDIT RISK

The value of debt securities is directly affected by an issuer's ability to pay principal and interest on time. If an Underlying Portfolio invests in debt securities, the value of your investment may be adversely affected when an issuer fails to pay an obligation on a timely basis. An Underlying Portfolio may also be subject to credit risk to the extent it engages in transactions, such as securities loans, repurchase agreements or certain derivatives, which involve a promise by a third party to honor an obligation to the Underlying Portfolio. Such third party may be unwilling or unable to honor its financial obligations.

HIGH YIELD DEBT SECURITY RISK

High yield debt securities, or junk bonds, are securities which are rated below "investment grade" or are not rated, but are of equivalent quality. High yield debt securities range from those for which the prospect for repayment of principal and interest is predominantly speculative to those which are currently in default on principal or interest payments. An Underlying Portfolio with high yield debt securities may be more susceptible to credit risk and market risk than the Portfolio that invests only in higher quality debt securities because these lower-rated debt securities are less secure financially and more sensitive to downturns in the economy. In addition, the secondary market for such securities may not be as liquid as that for more highly rated debt securities. As a result, an Underlying Portfolio's investment adviser may find it more difficult to sell these securities or may have to sell them at lower prices.

You should understand that high yield securities are not generally meant for short-term investing. When an Underlying Portfolio invests in high yield securities it generally seeks to receive a correspondingly higher return to compensate it for the additional credit risk and market risk it has assumed.

FOREIGN INVESTMENT RISK

Investments in foreign securities involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject:

  . These risks may include the seizure by the government of company assets, excessive taxation, withholding taxes on dividends and interest, limitations on the use or transfer of portfolio assets, and political or social instability.

  . Enforcing legal rights may be difficult, costly and slow in foreign countries, and there may be special problems enforcing claims against foreign governments.

  . Foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there may be less public information about their operations.

  .  Foreign markets may be less liquid and more volatile than U.S. markets.

  . Foreign securities often trade in currencies other than the U.S. dollar, and an Underlying Portfolio may directly hold foreign currencies and purchase and sell foreign currencies. Changes in currency exchange rates will affect an Underlying Portfolio's net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of foreign securities. An increase in the strength of the U.S.
     dollar relative to these other currencies may cause the value of the Underlying Portfolio to decline. Certain foreign currencies may be particularly volatile, and foreign governments may intervene in the currency markets, causing a decline in value or liquidity of an Underlying Portfolio's foreign currency or securities holdings.

  . Costs of buying, selling and holding foreign securities, including brokerage, tax and custody costs, may be higher than those involved in domestic transactions.

Investments in emerging markets include all of the risks of investments in foreign securities and are subject to severe price declines. The economic and political structures of developing nations, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity. Such countries may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners and economies based on only a few industries. For these reasons, all of the risks of investing in foreign securities are heightened by investing in emerging market countries. The markets of developing countries have been more volatile than the markets of developed countries with more mature economies. These markets often have provided significantly higher or lower rates of return than developed markets, and significantly greater risks, to investors.

MARKET CAPITALIZATION RISK

Stocks fall into three broad market capitalization categories--large, medium and small. Investing primarily in one category carries the risk that due to current market conditions that category may be out of favor. If valuations of large capitalization companies appear to be greatly out of proportion to the valuations of small or medium capitalization companies, investors may migrate to the stocks of small and mid-sized companies causing an Underlying Portfolio that invests in these companies to increase in value more rapidly than an Underlying Portfolio that invests in larger, fully-valued companies. Larger more established companies may also be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion. Investing in medium and small capitalization companies may be subject to special risks associated with narrower product lines, more limited financial resources, dependency on a few key personnel for management compared to companies with greater financial resources, and a more limited trading market for their stocks as compared with larger companies.

In addition, securities of these companies are subject to the risk that during certain periods the liquidity of particular issuers or industries, or all securities in particular investment categories, will shrink or disappear suddenly and without warning as a result of adverse economic or market conditions, or adverse investor perceptions whether or not accurate. Securities of medium and smaller capitalization issuers may therefore be subject to greater price volatility and may decline more significantly in market downturns than securities of larger companies and an Underlying Portfolio may incur losses because it will be required to effect sales at a disadvantageous time and only then at a substantial drop in price. In some cases, these companies may be relatively new issuers (I.E., those having continuous operation histories of less than three years) which carries other risks in addition to the risks of other medium and small capitalization companies. New issuers may be more speculative because such companies are relatively unseasoned. These companies will often be involved in the development or marketing of a new product with no established market, which could lead to significant losses. Smaller and medium capitalization issuers may also require substantial additional capital to support their operations, to finance expansion or to maintain their competitive position; and may have substantial borrowings or may otherwise have a weak financial condition, and may be susceptible to bankruptcy. Transaction costs for these investments are often higher than those of larger capitalization companies.

INVESTMENT STYLE RISK

Different investment styles tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. An Underlying Portfolio may outperform or underperform other funds that employ a different investment style. An Underlying Portfolio may also employ a combination of styles that impact its risk characteristics. Examples of different investment styles include growth and value investing. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's growth of earnings potential. Also, since growth companies usually invest a high portion of earnings in their business, growth stocks may lack the dividends of some value stocks that can cushion stock prices in a falling market. Growth oriented funds will typically underperform when value investing is in favor. Value stocks are those which are undervalued in comparison to their peers due to adverse business developments or other factors. Value investing carries the risk that the market will not recognize a security's inherent value for a long time, or that a stock judged to be undervalued may actually be appropriately priced or overvalued. Value oriented funds will typically underperform when growth investing is in favor.

MORTGAGE-RELATED SECURITIES RISK

Mortgage-related securities may be issued or guaranteed by the U.S. Government, its agencies or instrumentalities or may be issued by private issuers and as such are not guaranteed by the U.S. Government, its agencies or instrumentalities. Like other debt securities, changes in interest rates generally affect the value of a mortgage-backed security. Additionally, some mortgage-backed securities may be structured so that they may be particularly sensitive to interest rates.

Investments in mortgage-related securities are also subject to special risks of prepayment. Prepayment risk occurs when the issuer of a security can prepay the principal prior to the security's maturity. Securities subject to prepayment risk, including the collateralized mortgage obligations and other mortgage-related securities that an Underlying Portfolio can buy, generally offer less potential for gains when prevailing interest rates decline, and have greater potential for loss when interest rates rise depending upon the coupon of the underlying securities. The impact of prepayments on the price of a security may be difficult to predict and may increase the volatility of the price. In addition, early repayment of mortgages underlying these securities may expose an Underlying Portfolio to a lower rate of return when it reinvests the principal. Further, an Underlying Portfolio may buy mortgage-related securities at a premium. Accelerated prepayments on those securities could cause the Underlying Portfolio to lose a portion of its principal investment represented by the premium the Underlying Portfolio paid.

If interest rates rise rapidly, prepayments may occur at slower rates than expected, which could have the effect of lengthening the expected maturity of a short- or medium-term security. That could cause its value to fluctuate more widely in response to changes in interest rates. In turn, this could cause the value of an Underlying Portfolio's shares to fluctuate more.

Non-mortgage asset-backed securities are not issued or guaranteed by the U.S. Government or its agencies or government-sponsored entities. In the event of a failure of these securities or of mortgage-related securities issued by private issuers to pay interest or repay principal, the assets backing these securities such as automobiles or credit card receivables may be insufficient to support the payments on the securities.

MANAGEMENT

The Trust's Board of Trustees is responsible for managing the business affairs of the Trust. The Trustees meet periodically to review the affairs of the Trust and to establish certain guidelines which the Manager is expected to follow in implementing the investment policies and objectives of the Trust. The Trustees also review the management of the Portfolio's assets by the Manager. Information about the Trustees and executive officers of the Trust is contained in the SAI.

THE MANAGER


Met Investors Advisory, LLC (previously defined as the "Manager"), 5 Park Plaza, Suite 1900, Irvine, California 92614, manages the Portfolio. The Manager is responsible for the general management and administration of the Trust and the Portfolio. In addition to its managerial responsibilities, the Manager also is responsible for determining the asset allocation range for the Portfolio and ensuring that the allocation is consistent with the guidelines that have been approved by the Board of Trustees. Within the asset allocation range for the Portfolio, the Manager will periodically establish specific percentage targets for each asset Class and each Underlying Portfolio to be held by the Portfolio based on the investment objectives and policies of the Underlying Portfolios, the Manager's investment process as well as its outlook for the economy, financial markets and relative market valuation of each Underlying Portfolio. The Manager is an affiliate of MetLife.


The Portfolio is managed by an Investment Committee composed of Elizabeth M. Forget, John Guthrie, Jr., CFA, Alan C. Leland, Jr., CFA, Thomas C. McDevitt, CIMA, Darrel A. Olson, CFA and Jeffrey L. Bernier, CIMA.

Ms. Forget, chair of the Committee, has been President of the Manager since December 2000, has been President and Trustee of the Trust since December 2000, has been a Senior Vice President of MetLife, Inc. since May 2007, has been President of MetLife Advisers, LLC since May 2006, and has been Trustee of Metropolitan Series Fund, Inc. and Metropolitan Series Fund II since August 2006.

Mr. Guthrie, CFA, Vice President of the Manager, is also Senior Vice President of MetLife Advisers, LLC and serves on MetLife Advisers LLC's Board of Managers. He is also a Vice President of Metropolitan Life Insurance Company. Mr. Guthrie joined New England Life Insurance Company (an indirect subsidiary of MetLife, Inc.) in 1969 and has served in various positions since that time.

Mr. Leland, CFA, Vice President of the Manager, joined MetLife in 1974. Prior to becoming Vice President of Metropolitan Life Insurance Company in the Annuity Product Management business unit and Chief Financial Officer of MetLife Advisers, LLC, he worked in both MetLife's Investment Department and Group Pension Department.

Mr. McDevitt, CIMA, Vice President of the Manager, also is a Vice President of MetLife Advisers, LLC and is primarily responsible for the oversight of the investment functions of Metropolitan Series Fund, Inc.'s subadvisers and performance analyses of Metropolitan Series Fund, Inc.'s portfolios.
Mr. McDevitt joined Metropolitan Life Insurance Company in 1980 and was responsible for the development, marketing and servicing of an asset allocation and investment advisory service for group pension clients.

Mr. Olson, CFA, Vice President of the Manager, has been with Metropolitan Life Insurance Company for over 25 years and is a Director in the Investments Department. Currently, Mr. Olson manages the assets under MetLife's Employee Benefit Plans. In addition, Mr. Olson serves as Chief of Staff for a review board that oversees all of MetLife's use of unaffiliated managers.


Mr. Bernier, CIMA, joined Metropolitan Life Insurance Company in December 2007. He has been a Vice President of Metropolitan Life Insurance Company and a Vice President of the Manager since 2008. From July 2004 to December 2007
Mr. Bernier was a Director and Senior Investment Analyst of Investment Management Services for John Hancock Financial Services. From May 2000 to December 2001 Mr. Bernier was an Assistant Vice President in the Corporate and Investment Banking division of Wachovia Securities.


The Trust and the Manager have received an exemptive order from the Securities and Exchange Commission that permits the Manager, subject to certain conditions, and without the approval of shareholders to: (a) employ a new unaffiliated investment adviser for the Portfolio pursuant to the terms of a new investment advisory agreement, in each case either as a replacement for an existing investment adviser or as an additional investment adviser; (b) change the terms of any investment advisory agreement; and (c) continue the employment of an existing investment adviser on the same advisory contract terms where a contract has been assigned because of a change in control of the investment adviser. In such circumstances, shareholders would receive notice of such action, including the information concerning the new investment adviser that normally is provided in a proxy statement.

As compensation for its services to the Portfolio, the Manager receives monthly compensation at an annual rate of a percentage of the average daily net assets of the Portfolio. The management fee for the Portfolio is 0.10% of such assets.

The SAI provides additional information about each Committee member's compensation, other accounts managed and the member's ownership of securities in the Portfolio.


A discussion regarding the basis of the decision of the Trust's Board of Trustees to approve the management agreement with the Manager is available in the Portfolio's semi-annual report.

EXPENSE LIMITATION AGREEMENT


In the interest of limiting expenses of the Portfolio until April 30, 2009, the Manager has entered into an expense limitation agreement with the Trust ("Expense Limitation Agreement"). Pursuant to that Expense Limitation Agreement, the Manager has agreed to waive or limit its fees and to assume other expenses so that the total direct annual operating expenses of the Portfolio other than interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, other extraordinary expenses not incurred in the ordinary course of the Portfolio's business, acquired fund fees and expenses, but including amounts payable pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act are limited to 0.35% and 0.65% for Class B and Class C shares, respectively, of daily net assets in the case of the Portfolio.


The Portfolio may at a later date reimburse to the Manager the management fees waived or limited and other expenses assumed and paid by the Manager pursuant to the Expense Limitation Agreement provided the Portfolio has reached a sufficient asset size to permit such reimbursement to be made without causing the total annual expense ratio of the Portfolio to exceed the then existing percentage limits. Consequently, no reimbursement by the Portfolio will be made unless the Portfolio's total annual expense ratio is less than the respective percentages stated above.

The total amount of reimbursement to which the Manager may be entitled will equal, at any time, the sum of (i) all investment management fees previously waived or reduced by the Manager and (ii) all other payments previously remitted by the Manager to the Portfolio during any of the previous five fiscal years, less any reimbursement that the Portfolio has previously paid to the Manager with respect to (a) such investment management fees previously waived or reduced and (b) such other payments previously remitted by the Manager to the Portfolio.


DISTRIBUTION PLANS


The Portfolio has adopted for its Class B and Class C shares a plan pursuant to Rule 12b-1 under the 1940 Act (the "Plan"). Pursuant to the Plan, the Portfolio has entered into a Distribution Agreement with MetLife Investors Distribution Company located at 5 Park Plaza, Suite 1900, Irvine, California 92614. MetLife Investors Distribution Company is an affiliate of the Manager, and serves as principal underwriter for the Trust. The Plan permits the use of Trust assets to help finance the distribution of the shares of the Portfolio. Under the Plan, the Trust, on behalf of the Portfolio, is permitted to pay to various service providers up to 0.50% for Class B shares and up to 1.00% for Class C shares of the average daily net assets of the Portfolio allocated, as applicable, to Class B and Class C shares as payment for services rendered in connection with the distribution of the shares of the Portfolio. Currently, payments with respect to Class B and Class C shares are limited to 0.25% and 0.55%, respectively, of average net assets which amount may be increased to the full Plan amount by the Trustees of the Trust without shareholder approval. Because these fees are paid out of Trust assets on an on-going basis, over time these costs will increase the cost of your investment and may cost you more than other types of sales charges.

YOUR INVESTMENT

SHAREHOLDER INFORMATION

The separate accounts of MetLife are the record owners of the Portfolio's shares. Any reference to the shareholder in this Prospectus technically refers to those separate accounts and not to you, the Contract owner. The legal rights of you, the Contract owner, are different from the legal rights of the record owner.

However, MetLife is required to solicit instructions from Contract owners when voting on shareholder issues. Any voting by MetLife as shareholder would therefore reflect the actual votes of Contract owners. Neither the Securities and Exchange Commission nor MetLife requires any specific minimum percentage of Contract owners to vote in order for MetLife to echo vote the remaining unvoted votes. MetLife seeks to obtain a reasonable level of turnout given the particular voting trend. MetLife may use various methods of encouraging Contract owners to vote, including additional solicitations. The practice of echo voting means that a minority of Contract owners may, in practice, determine whether an item passes or fails. Please see "Voting Rights" in the prospectus for the Contracts accompanying this Prospectus for more information on your voting rights.

DISCLOSURE OF PORTFOLIO HOLDINGS

Shares of the Trust are offered only to separate accounts of the Insurance Companies. The following information is generally made available on one or more of the Insurance Company websites (including www.metlifeinvestors.com): (i) the portfolio holdings of the Portfolio and (ii) the percentage of the Portfolio's net assets that each of the portfolio holdings represents. This information is posted on the website as early as on or about the tenth business day following the calendar quarter and no later than on or about the first business day of the second month following the calendar quarter. The Trust may exclude any portion of these holdings from the posting when deemed in the best interest of the Trust. These postings generally remain until replaced by new postings as described above. For these purposes, the Portfolio's portfolio holdings are not considered to include transactions transmitted to the Trust's custodian after certain established cut-off times.

A description of the Portfolio's policies and procedures with respect to the disclosure of the Portfolio's portfolio securities is available in the SAI.

DIVIDENDS, DISTRIBUTIONS AND TAXES

DIVIDENDS AND DISTRIBUTIONS

The Portfolio intends to distribute substantially all of its net investment income, if any. The Portfolio distributes its dividends from its net investment income to MetLife's separate accounts at least once a year and not to you, the Contract owner. These distributions are in the form of additional shares and not cash. The result is that the Portfolio's investment performance, including the effect of dividends, is reflected in the cash value of the Contracts. Please see the Contract prospectus accompanying this Prospectus for more information.

All net realized long- or short-term capital gains of the Portfolio are distributed once a year and reinvested in the Portfolio.

TAXES

Please see the Contract prospectus accompanying this Prospectus for a discussion of the tax impact on you resulting from the income taxes the separate accounts owe as a result of their ownership of the Portfolio's shares and their receipt of dividends and capital gains.

The Portfolio expects to qualify and to continue to qualify as a regulated investment company under Subchapter M of the Code. As qualified, the Portfolio is not subject to federal income tax on that part of its taxable income that it distributes to its shareholders. Taxable income consists generally of net investment income, and any capital gains. It is the Portfolio's intention to distribute all such income and gains.

Shares of the Portfolio are currently offered only to the separate accounts of MetLife. Separate accounts are insurance company separate accounts that fund life insurance policies and annuity contracts. Under the Code, an insurance company pays no tax with respect to income of a qualifying separate account when the income is properly allocable to the value of eligible variable annuity or variable life insurance contracts. For a discussion of the taxation of life insurance companies and the separate accounts, as well as the tax treatment of the policies and annuity contracts and the holders thereof, see the discussion of federal income tax considerations included in the prospectus for the Contracts.

Section 817(h) of the Code and the regulations thereunder impose "diversification" requirements on the assets underlying a Contract. The Portfolio intends to maintain diversification which will allow each Contract to satisfy these requirements. These requirements are in addition to the diversification requirements imposed on the Portfolio by Subchapter M and the 1940 Act. Technically, the section 817(h) requirements provide that, with limited exceptions, as of the end of each calendar quarter or within thirty days thereafter no more than 55% of the assets underlying a Contract may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments, and no more than 90% by any four investments. For this purpose, an investment in the Portfolio is treated not as a single investment but as an investment in each asset owned by the Portfolio, so long as shares of the Portfolio are owned only by separate accounts of insurance companies, by qualified pension and retirement plans, and by a limited class of other investors. Similarly, an investment in an Underlying Portfolio by the Portfolio is treated not as a single investment but as an investment in each asset owned by the Underlying Portfolio, so long as shares of the Underlying Portfolio are owned only by separate accounts of insurance companies, by qualified pension and retirement plans, and by a limited class of other investors. The Portfolio and Underlying Portfolios are and will be so owned. Thus so long as the Portfolio meets the section 817(h) diversification tests, each Contract will also meet those tests. See the prospectus for the Contracts.

The foregoing is only a summary of some of the important federal income tax considerations generally affecting the Portfolio and you; see the SAI for a more detailed discussion. You are urged to consult your tax advisers.

REPORT TO POLICYHOLDERS

The fiscal year of the Portfolio ends on December 31 of each year. The Trust will send to you, at least semi-annually, reports and statements which show the Portfolio's composition and other information. An annual report, with audited information, will be sent to you each year.

SALES AND PURCHASES OF SHARES

The Trust does not sell its shares directly to the public. The Trust continuously sells Class B and Class C shares of the Portfolio only to the separate accounts of MetLife to fund Contracts. The Trust could also offer shares to other separate accounts of other insurers if approved by the Board of Trustees.

PURCHASE AND REDEMPTION OF SHARES

MetLife Investors Distribution Company is the principal underwriter and distributor of the Trust's shares. MetLife Investors Distribution Company places orders for the purchase or redemption of shares of the Portfolio based on, among other things, the amount of net Contract premiums or purchase payments transferred to the separate accounts, transfers to or from a separate account investment division and benefit payments to be effected on a given date pursuant to the terms of the Contract. Such orders are effected, without sales charge, at the net asset value per share for the Portfolio determined on that same date. The Trust reserves the right to reject or limit all or part of any purchase or exchange order for any reason.

The Portfolio is an available investment options under a number of different variable insurance products, many of which do not limit the number of transfers among the available underlying funds. A large number of transfers could raise transaction costs for the Portfolio and could require the Portfolio to maintain increased cash reserves, which could harm performance in rising markets.

Shares of the Portfolio are sold and redeemed at their net asset value without the imposition of any sales commission or redemption charge. Class B shares are subject to a Rule 12b-1 fee of 0.25% of average daily net assets. Class C shares are subject to a Rule 12b-1 fee of 0.55% of average daily net assets. (However, certain sales or other charges may apply to the Contract, as described in the Contract prospectus.) Under certain circumstances, redemption proceeds may be paid in securities or other property rather than in cash if the Manager determines it is in the best interests of the Trust.

MARKET TIMING

The Trust's Board of Trustees has adopted certain procedures, described below, to discourage certain types of trading in Portfolio shares that may be harmful to long-term investors, specifically (i) trading that is designed to exploit pricing inefficiencies and thereby dilute the returns of long-term investors; or (ii) frequent trading by an investor that generates sufficiently volatile cash flows to be disruptive to the Portfolio manager's ability to manage the Portfolio's assets ((i) or (ii), "market timing"). The Trust is not intended for investment by market timers. The Trust does not knowingly accommodate market timing in the Portfolio and, to the Trust's knowledge, there are no arrangements currently in place that are designed to permit any contract owner to engage in market timing. As discussed above, the Trust reserves the right to reject or limit all or part of any purchase or exchange order for any reason.

The Trust requires that the insurance company separate accounts that invest in the Portfolio have in place policies and procedures reasonably designed to detect and deter market timing in the separate accounts by contract owners. In addition, the Manager monitors cashflows of certain Portfolios identified as presenting pricing inefficiencies that could potentially be exploited by market timers, and, with respect to the Portfolio, conducts certain tests to help detect cash outflows or cashflow volatility that may be disruptive to a portfolio manager's ability to manage the Portfolio. If, based on such monitoring, the Manager believes (i) that a Portfolio's cash flows may reflect a pattern of market timing or (ii) that a Portfolio's cashflows may reflect frequent trading that is disruptive to the management of the Portfolio and it is appropriate given the context of the cash flow volatility (e.g., type of Portfolio, amount of assets), the Manager will refer the matter to the appropriate insurance company or companies.


Further, in accordance with Rule 22c-2 under the 1940 Act, the Trust has contracted with insurance company separate accounts to enable it to request and receive information regarding transactions in the shares of the Trust's Portfolio and limit transactions that violate the Trust's policies on market timing.


If the Trust finds that any insurance company has in place inadequate policies and procedures, with respect to a particular separate account, to detect and deter market timing in Portfolio shares and there is evidence of market timing in that separate account, the Trust or any of its Portfolios may be discontinued as an investment option of that separate account. In such an event, all contract owners of such separate account would no longer be able to make new investments in the Trust or any of its Portfolios. The Trust reserves the right to modify this policy, including any procedures established from time to time to effectuate this policy, at any time without notice.

LIMITATIONS ON THE TRUST'S ABILITY TO DETECT AND DETER MARKET TIMING

The Portfolio is available as an investment option under a number of different variable insurance products. Owners of these variable insurance products transfer value among sub-accounts of the insurance company separate accounts by contacting the insurance companies. The resulting purchases and redemptions of Portfolio shares are made through omnibus accounts of the insurance companies. The right of an owner of such a variable insurance product to transfer among sub-accounts is governed by a contract between the insurance company and such owner. Many of these contracts do not limit the number of transfers among the available underlying funds that a contract owner may make. The terms of these contracts, the presence of financial intermediaries (including the insurance companies) between the Trust and contract owners, the utilization of omnibus accounts by these intermediaries and other factors such as state insurance laws may limit the Trust's ability to detect and deter market timing. Multiple tiers of such financial intermediaries may further compound the Trust's difficulty in detecting and deterring such market timing activities.

RISKS ASSOCIATED WITH MARKET TIMING GENERALLY

While the Trust will try to detect and deter market timing by utilizing the procedures described above, these procedures may not be successful in identifying or deterring market timing. By realizing profits through short-term trading, contract owners that engage in market timing activities may dilute the value of shares held by long-term investors. Cashflow volatility resulting from frequent trading of Portfolio shares, especially involving large dollar amounts, may disrupt a portfolio manager's ability to manage the Portfolio's assets. Frequent trading may be disruptive if it makes it difficult for the Portfolio to implement its long-term investment strategies, for example by causing the Portfolio to maintain a higher level of its assets in cash to accommodate such frequent trading. Frequent trading may also be disruptive if it forces the Portfolio to sell portfolio securities at inopportune times to raise cash to accommodate such trading activity. In addition, frequent trading may cause the Portfolio to incur increased expenses. For example, as a result of such frequent trading, the Portfolio may be forced to liquidate investments and thereby incur increased brokerage costs and realization of taxable capital gains without attaining any investment advantage. All of these factors may adversely affect Portfolio performance.

Associated with an investment in the Portfolio that itself invests in securities that are, for example, thinly traded, traded infrequently, or relatively less liquid is the risk that the current market price for the securities may not accurately reflect current market values. A market timer may seek to engage in strategies designed to take advantage of these pricing differences ("price arbitrage") and thereby dilute the returns of long-term investors. Portfolios that may be adversely affected by price arbitrage include those Portfolios that significantly invest in small cap equity securities and in certain fixed-income securities, such as high yield bonds.

A Portfolio that invests significantly in foreign securities may be particularly susceptible to strategies designed to exploit pricing inefficiencies. This is because foreign securities are typically traded on markets that close well before the time the Portfolio calculates its net asset value (typically at 4:00 p.m. Eastern Time), which gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities. The time zone differences among international stock markets can allow a market timer engaging in certain strategies to exploit differences in Portfolio share prices that are based on closing prices of foreign securities established some time before the Portfolio calculates its own share price (a type of price arbitrage referred to as "time zone arbitrage"). As discussed more fully below, the Trust has procedures, referred to as fair value pricing, that allow the Trust to adjust closing market prices of foreign securities to reflect what is believed to be the fair value of those securities at the time the Portfolio calculates its net asset value. While there is no assurance, the Portfolio expects that the use of fair value pricing will reduce a market timer's ability to engage in time zone arbitrage to the detriment of Portfolio shareholders.

VALUATION OF SHARES


The Portfolio's net asset value ("NAV") per share is ordinarily determined once daily, as of the close of the regular session of business on the New York Stock Exchange (NYSE) (usually at 4:00 p.m., Eastern Time), on each day the NYSE is open. To the extent that the Portfolio's assets are traded in other markets when the NYSE is closed, the value of the Portfolio's assets may be effected on days when the Trust is not open for business. In addition, trading in some of the Portfolio's assets may not occur when the Trust is open for business.


NAV of a Portfolio share is computed by dividing the value of the net assets of the Portfolio by the total number of shares outstanding in the Portfolio. Share prices for any transaction are those next calculated after receipt of an order.

Except for money market instruments maturing in 60 days or less and foreign securities as discussed below, securities held by the Portfolio are valued at market value. If market values are not readily available, or if available market quotations are not reliable, securities are priced at their fair value as determined by the Valuation Committee of the Trust's Board of Trustees using procedures approved by the Board of Trustees. The Portfolio may use fair value pricing if the value of a security has been materially affected by events occurring before the Portfolio's calculation of NAV but after the close of the primary markets on which the security is traded.

The Portfolio may also use fair value pricing if reliable market quotations are unavailable due to infrequent trading or if trading in a particular security was halted during the day and did not resume prior to the Portfolio's calculation of NAV. The use of fair value pricing has the effect of valuing a security based upon the price the Portfolio might reasonably expect to receive if it sold that security but does not guarantee that the security can be sold at the fair value price. Further, because of the inherent uncertainty of fair valuation, a fair valuation price may differ significantly from the value that would have been used had a ready market for the investment existed, and these differences could be material. With respect to any portion of the Portfolio's assets that is invested in other open-end investment companies, that portion of the Portfolio's NAV is calculated based on the NAV of that investment company. The prospectus for the other investment company explains the circumstances and effects of fair value pricing for that investment company.

The Portfolio has retained a third party pricing service to automatically fair value each of its investments that is traded principally on a foreign exchange or market, subject to adjustment by the Trust's Valuation Committee. The Valuation Committee will regularly monitor and review the services provided by the pricing service to the Portfolio and periodically report to the Board on the pricing services' performance.

Money market instruments maturing in 60 days or less are valued on the amortized cost basis.

APPENDIX A

DESCRIPTION OF THE AMERICAN FUND INSURANCE SERIES UNDERLYING PORTFOLIOS

The Portfolio may invest in Class 1 shares of the American Fund Insurance Funds (the "Underlying Portfolios"). The following tables set forth: (i) the names of the Underlying Portfolios, (ii) the expense ratios of the Class 1 shares of the Underlying Portfolios for the most recent fiscal year, and (ii) brief descriptions of the Underlying Portfolios investment goals and principal strategies. Each of the Underlying Portfolios is managed by Capital Research and Management Company Additional investment practices are described in the American Funds Insurance Funds' SAI and in the prospectus for the Underlying Portfolios.


UNDERLYING PORTFOLIO EXPENSE RATIO GOAL AND PRINCIPAL STRATEGY
Global Small             0.73%     The Fund seeks to grow over time by investing primarily in stocks of
 Capitalization Fund               smaller companies, located around the world. Normally, the Fund invests at least 80%, of its assets in equity securities of companies with small market capitalizations, measured at the time of purchase. However, the
                                   Fund's holding of small capitalization stocks may fall below the 80%
                                   threshold due to subsequent market action.
-----------------------------------------------------------------------------------------------------------------
Growth Fund              0.33%     The Fund seeks to grow by investing primarily in commons tocks of companies that appear to offer superior opportunities for growth of capital.
                                   In seeking to pursue its investment objective, the Fund may invest in the securities of issuers representing a broad range of market capitalizations.
-----------------------------------------------------------------------------------------------------------------
International Fund       0.52%     The Fund seeks to grow over time by investing primarily in common stocks of companies located outside the United States. The Fund is designed for investors seeking capital appreciation through stocks. Investors in the
                                   Fund should have a long-term perspective and be able to tolerate potentially wide price fluctuations.
-----------------------------------------------------------------------------------------------------------------
New World Fund           0.82%     The Fund seeks to grow over time by investing primarily in stocks of companies with significant exposure to countries with developing economies and/or markets. The Fund may also invest in debt securities of issuers, including issuers of lower rated bonds, with exposure to these countries. The Fund is designed for investors seeking capital appreciation.
-----------------------------------------------------------------------------------------------------------------
Growth-Income Fund       0.27%     The Fund seeks to grow and provide income over time by investing primarily in common stocks or other securities that demonstrate the potential for appreciation and/or dividends. The Fund may invest up to
                                   15% of its assets, at the time of purchase, in securities of issuers domiciled outside the United States and not included in S&P 500 Index.
-----------------------------------------------------------------------------------------------------------------
Bond Fund                0.41%     The Fund seeks to maximize current income and preserve capital.
                                   Normally, the Fund invests at least 80% of its assets in bonds. The Fund will invest at least 65% of its assets in investment-grade debt securities
                                   (including cash and cash equivalents) and may invest up to 35% of its assets in bonds rated Ba or below by Moody's Investors Service and BB or below by Standard & Poor's Ratings Service or unrated but determined to be of equivalent quality.
-----------------------------------------------------------------------------------------------------------------
High-Income Bond         0.48%     The Fund seeks to provide a high level of current income and, secondarily,
 Fund                              capital appreciation by investing at least 65% of its assets in higher yielding and generally lower quality debt securities (rated Ba or below by
                                   Moody's Investors Service or BB or below by Standard & Poor's Ratings
                                   Service or unrated but determined to be of equivalent quality). The Fund may also invest up to 25% of its assets in securities of non-U.S. issuers.
                                   Normally, the Fund invests at least 80% of its assets in bonds.
-----------------------------------------------------------------------------------------------------------------

UNDERLYING PORTFOLIO  EXPENSE RATIO GOAL AND PRINCIPAL STRATEGY
U.S.                      0.46%     The Fund seeks to provide a high level of current income, as well as
 Government/AAA-Rated               preservation of investment. Normally, the Fund will invest at least 80% of
 Securities Fund                    its assets in securities that are guaranteed by the "full faith and credit"
                                    pledge of the U.S. government or debt securities that are rated Aaa by
                                    Moody's Investors Service or AAA by Standard & Poor's Ratings Service
                                    or unrated but determined to be of equivalent quality. The Fund is designed for investors seeking income and more price stability than from investing in stocks and lower quality debt securities, and capital preservation over the long term.

                                    The Fund may also invest a significant portion of its assets in securities backed by pools of mortgages. Certain of these securities may not be backed by the full faith and credit of the U.S. government and are supported only by the credit of the issuer. Such securities may include mortgage-backed securities issued by the Federal National Mortgage
                                    Association ("Fannie Mae") and the Federal Home Loan Mortgage
                                    ("Freddie Mac") are neither issued nor guaranteed by the U.S. Treasury.
----------------------------------------------------------------------------------------------------------------
Global Bond Fund          0.61%     The Fund seeks to provide a high level of total return as is consistent with prudent management, by investing primarily in investment grade bonds issued by entities based around the world and denominated in various currencies, including U.S. dollars. The Fund may also invest in lower quality, higher yielding debt securities, sometimes referred to as "junk bonds." The total return of the Fund will be the result of interest income, changes in the market value of the Fund's investments and changes in the value of other currencies relative to the U.S. dollar.
----------------------------------------------------------------------------------------------------------------

FOR MORE INFORMATION

If you would like more information about the Portfolio, the following documents are available to you free upon request:

ANNUAL/SEMI-ANNUAL REPORTS

Contain additional information about the Portfolio's performance. In the Portfolio's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION ("SAI")

Provides a fuller technical and legal description of the Portfolio's policies, investment restrictions, and business structure. The SAI is legally considered to be a part of this Prospectus.

IF YOU WOULD LIKE A COPY OF THE CURRENT VERSIONS OF THESE DOCUMENTS, OR OTHER INFORMATION ABOUT THE PORTFOLIO, CONTACT:

                          MET INVESTORS SERIES TRUST
                                 5 PARK PLAZA
                                  SUITE 1900
                           IRVINE, CALIFORNIA 92614

                                1-800-848-3854

Free copies of the SAI and Annual and Semi-Annual Reports are available at the following website: www.metlifeinvestors.com. Information about the Portfolio, including the Annual and Semi-annual Reports and SAI, may also be obtained from the Securities and Exchange Commission ("SEC"):

[_] IN PERSONReview and copy documents in the SEC's Public Reference Room in
             Washington, D.C. (for information call 202-551-8090).

[_] ON LINE  Retrieve information from the EDGAR database on the SEC's web site at: http://www.sec.gov.

[_] BY MAIL  Request documents, upon payment of a duplicating fee, by writing to SEC, Public Reference Section, Washington, D.C. 20549 or by e-mailing the SEC at publicinfo@sec.gov.

                             SEC FILE # 811-10183

                                 MET INVESTORS
                            S E R I E S   T R U S T

                   Batterymarch Growth and Income Portfolio

                                Class A Shares

                                __PROSPECTUS__


                                APRIL 28, 2008


Like all securities, these securities have not been approved or disapproved by the Securities and Exchange Commission, nor has the Securities and
       Exchange Commission passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

                           ____TABLE OF CONTENTS____


                                                            PAGE

            INTRODUCTION                                     3
               Understanding the Trust                       3
               Understanding the Portfolio                   3

            THE PORTFOLIO                                    4

              INVESTMENT SUMMARY                             4
               Batterymarch Growth and Income Portfolio      5

              ADDITIONAL INVESTMENT STRATEGIES               10
              MANAGEMENT                                     13
               The Manager                                   13
               The Adviser                                   14

            YOUR INVESTMENT                                  15
               Shareholder Information                       15
               Dividends, Distributions and Taxes            16
               Sales and Purchases of Shares                 18

            FINANCIAL HIGHLIGHTS                             22

            FOR MORE INFORMATION                         Back Cover

INTRODUCTION

UNDERSTANDING THE TRUST


Met Investors Series Trust (the "Trust") is an open-end management investment company that offers a selection of fifty-two managed investment portfolios or mutual funds. Only one of these portfolios is offered through this Prospectus (the "Portfolio"). Please see the Investment Summary section of this Prospectus for specific information on the Portfolio.


  INVESTING THROUGH A VARIABLE INSURANCE CONTRACT

  Class A shares of the Portfolio are currently only sold to separate accounts of Metropolitan Life Insurance Company and certain of its affiliates (collectively, "MetLife" or the "Insurance Companies") to fund the benefits under certain individual flexible premium variable life insurance policies and individual and group variable annuity contracts (collectively, "Contracts"). As a Contract owner, your premium payments are allocated to the Portfolio in accordance with your Contract.

  Please read this Prospectus carefully. It provides information to assist you in your decision. If you would like additional information about the Portfolio, please request a copy of the Statement of Additional Information ("SAI"). For details about how to obtain a copy of the SAI and other reports and information, see the back cover of this Prospectus. The SAI is incorporated by reference into this Prospectus.

  The Portfolio's name and investment objective are very similar to a certain publicly available mutual fund that is managed by the same investment adviser. The Portfolio in this Prospectus is not that publicly available mutual fund and will not have the same performance. Different performance will result from such factors as different implementation of investment policies, different investment restrictions, different cash flows into and out of the Portfolio, different fees and expenses, and different asset sizes.

UNDERSTANDING THE PORTFOLIO

After this Introduction you will find an Investment Summary for the Portfolio. The Investment Summary presents important facts about the Portfolio, including information about its investment objective, principal investment strategy, primary risks, fees and expenses and past performance.


 PLEASE SEE THE CONTRACT PROSPECTUS FOR A DETAILED EXPLANATION OF YOUR CONTRACT.

                                 THE PORTFOLIO


 THE PORTFOLIO IN THIS PROSPECTUS IS A MUTUAL FUND: A POOLED INVESTMENT THAT IS PROFESSIONALLY MANAGED AND THAT GIVES YOU THE OPPORTUNITY TO PARTICIPATE IN FINANCIAL MARKETS. THE PORTFOLIO STRIVES TO REACH ITS STATED INVESTMENT OBJECTIVE, WHICH CAN BE CHANGED WITHOUT SHAREHOLDER APPROVAL. AS WITH ALL MUTUAL FUNDS, THERE IS NO GUARANTEE THAT THE PORTFOLIO WILL ACHIEVE ITS INVESTMENT OBJECTIVE.


 THE PORTFOLIO'S ADVISER MAY SELL A PORTFOLIO SECURITY WHEN THE VALUE OF THE INVESTMENT REACHES OR EXCEEDS ITS ESTIMATED FAIR VALUE, TO TAKE ADVANTAGE OF MORE ATTRACTIVE INVESTMENT OPPORTUNITIES, WHEN THE ISSUER'S INVESTMENT FUNDAMENTALS BEGIN TO DETERIORATE, WHEN THE PORTFOLIO MUST MEET REDEMPTIONS, OR FOR OTHER INVESTMENT REASONS.


INVESTMENT SUMMARY

The Portfolio summary discusses the following:

    INVESTMENT OBJECTIVE
    What is the Portfolio's investment goal?

    PRINCIPAL INVESTMENT STRATEGY
    How does the Portfolio attempt to achieve its investment goal? What types of investments does it contain? What style of investing and investment philosophy does it follow?

    PRIMARY RISKS
    What are the specific risks of investing in the Portfolio?

    PAST PERFORMANCE
    How well has the Portfolio performed over time?

    FEES AND EXPENSES
    What is the cost of investing in the Portfolio?

In addition to its principal investment strategy, the Portfolio may invest in various types of securities and engage in various investment techniques and practices which are not the principal focus of the Portfolio and therefore are not described in the Investment Summary section of the Prospectus. These other securities and investment techniques and practices in which the Portfolio may engage, together with their risks, are briefly discussed in "Additional Investment Strategies" in this Prospectus.

The SAI provides more detailed information regarding the various types of securities that the Portfolio may purchase and certain investment techniques and practices of its Adviser.

The Contracts may be sold by banks. AN INVESTMENT IN THE PORTFOLIO THROUGH A CONTRACT IS NOT A DEPOSIT OR OBLIGATION OF, OR GUARANTEED BY, ANY BANK, AND IS NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY OF THE U.S. GOVERNMENT.

                   BATTERYMARCH GROWTH AND INCOME PORTFOLIO

INVESTMENT OBJECTIVE:

Long-term accumulation of principal through capital appreciation and retention of net investment income.

PRINCIPAL INVESTMENT STRATEGY:

The Portfolio invests primarily in stocks of large U.S. companies representing a wide range of industries. Stock selection is based on a quantitative screening process. The Adviser uses a bottom-up, quantitative strategy based on fundamental principles. The stock selection process runs daily, ranking the relative attractiveness of liquid stocks across six dimensions: cash flow, earnings growth, expectations, value, technical and corporate signals. The process is customized by sector, and all stocks are ranked on a sector-neutral basis. The Portfolio will be managed with stringent risk control, cost-efficient trading and limited tracking error.

The Portfolio may invest up to 20% of its assets in foreign equity securities.

PRIMARY RISKS:

The value of your investment in the Portfolio may be affected by one or more of the following risks, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate. Please note that there are many other circumstances that could adversely affect your investment and prevent the Portfolio from reaching its objective, which are not described here.


MARKET RISK. The Portfolio's share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including disappointing corporate earnings, adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or a company may deteriorate. In addition, an assessment by the Portfolio's Adviser of particular companies may prove incorrect, resulting in losses or poor performance by those holdings, even in a rising market. The Portfolio could also miss attractive investment opportunities if its Adviser underweights markets or industries where there are significant returns, and could lose value if the Adviser overweights markets or industries where there are significant declines.


MARKET CAPITALIZATION RISK. Stocks fall into three broad market capitalization categories--large, medium and small. Investing primarily in one category carries the risk that due to current market conditions that category may be out of favor. If valuations of large capitalization companies appear to be greatly out of proportion to the valuations of small or medium capitalization companies, investors may migrate to the stocks of small and mid-sized companies causing a Portfolio that invests in these companies to increase in value more rapidly than a Portfolio that invests in larger, fully-valued companies. Larger more established companies may also be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion. Investing in medium and small capitalization companies may be subject to special risks associated with narrower product lines, more limited financial resources, smaller management groups, and a more limited trading market for their stocks as compared with larger companies. Securities of smaller capitalization issuers may therefore be subject to greater price volatility and may decline more significantly in market downturns than securities of larger companies. In some cases, these companies may be relatively new issuers (I.E., those having continuous operation histories of less than three years) which carries other risks in addition to the risks of other medium and small capitalization companies. New issuers may be more speculative because such companies are relatively unseasoned. These companies will often be involved in the development or marketing of a new product with no established market, which could lead to significant losses.

INVESTMENT STYLE RISK. Different investment styles tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. The Portfolio may outperform or underperform other funds that employ a different investment style. The Portfolio may also employ a combination of styles that impact its risk characteristics. Examples of different investment styles include growth and value investing. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's growth of earnings potential. Also, since growth companies usually invest a high portion of earnings in their business, growth stocks may lack the dividends of some value stocks that can cushion stock prices in a falling market. Growth oriented funds will typically underperform when value investing is in favor. Value stocks are those which are undervalued in comparison to their peers due to adverse business developments or other factors. Value investing carries the risk that the market will not recognize a security's inherent value for a long time, or that a stock judged to be undervalued may actually be appropriately priced or overvalued. Value oriented funds will typically underperform when growth investing is in favor.

FOREIGN INVESTMENT RISK. Investments in foreign securities involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject:

  . These risks may include the seizure by the government of company assets, excessive taxation, withholding taxes on dividends and interest, limitations on the use or transfer of portfolio assets, and political or social instability.

  . Enforcing legal rights may be difficult, costly and slow in foreign countries, and there may be special problems enforcing claims against foreign governments.

  . Foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there may be less public information about their operations.

  .  Foreign markets may be less liquid and more volatile than U.S. markets.

  . Foreign securities often trade in currencies other than the U.S. dollar, and the Portfolio may directly hold foreign currencies and purchase and sell foreign currencies. Changes in currency exchange rates will affect the Portfolio's net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of foreign securities. An increase in the strength of the U.S. dollar relative to these other currencies may cause the value of the Portfolio to decline. Certain foreign currencies may be particularly volatile, and foreign governments may intervene in the currency markets, causing a decline in value or liquidity of the Portfolio's foreign currency or securities holdings.

  . Costs of buying, selling and holding foreign securities, including brokerage, tax and custody costs, may be higher than those involved in domestic transactions.

PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. As with all mutual funds, past returns are not a prediction of future returns.


The performance shown below is the performance of the Portfolio's Class A shares, the Portfolio's only Class outstanding as of April 28, 2008. The historical performance shown for the Portfolio's Class A shares prior to May 1, 2006 is the performance of the Portfolio's predecessor insurance company separate account managed by an entity which became an affiliate of the Adviser in December, 2005 using the same investment objective and similar investment strategies as the Portfolio. The separate account's performance reflects all expenses including Contract charges since such charges were not separately stated from other account expenses. The assets of The Travelers Growth and Income Stock Account for Variable Annuities were transferred to the Portfolio on May 1, 2006. Subsequent to May 1, 2006, the Portfolio's performance does not reflect Contract charges. If Contracts charges had been included in the performance calculations subsequent to May 1, 2006, the numbers below would have been lower. Prior to May 1, 2006, the Portfolio was not registered under the Investment Company Act of 1940 ("1940 Act") and was not subject to certain investment limitations, diversification requirements, and other restrictions imposed by the 1940 Act and the Internal Revenue Code, which, if applicable, may have adversely affected its performance.


The bar chart below shows you the performance of the Portfolio's Class A shares for the last ten calendar years and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart.



               Year-by-Year Total Return as of 12/31 of Each Year

                                    [CHART]

  98      99      00       01       02      03       04    05     06      07
------  ------  ------   ------- -------  ------   ------ -----  -----   -----
28.73%  21.73%  -12.54%  -15.87% -21.74%  26.18%  11.01%  4.50%  14.15%  7.85%

High Quarter:   4th - 1998      +22.90%
Low Quarter:    3rd - 2002      -16.87%





 PORTFOLIO MANAGEMENT:

..  Batterymarch Financial Management, Inc. see page 15

..  For financial highlights see page 22

The table below compares the Portfolio's Class A shares' average annual compounded total returns for the 1-, 5- and 10-year periods through 12/31/07 with the S&P 500 Index, a widely recognized unmanaged index that measures the stock performance of 500 large--and medium--sized companies and is often used to indicate the performance of the overall stock market. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.



Average Annual Total Return as of 12/31/07
-----------------------------------------
               1 Year   5 Year   10 Year
 ------------  -------- -------- -------
Class A         7.85%   12.50%    4.98%
S&P500 Index    5.49%   12.83%    5.91%


FEES AND EXPENSES:


The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the period ended December 31, 2007 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE


Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                          Class A
-------------------------------------------------
Management Fee                             0.65%
-------------------------------------------------
12b-1 Fees                                 None
-------------------------------------------------
Other Expenses                             0.05%
-------------------------------------------------
Total Annual Portfolio Operating Expenses
 Before Expense Waiver                     0.70%
-------------------------------------------------
Contractual Expense Waiver*                0.05%
-------------------------------------------------
Total Annual Portfolio Operating Expenses
 After Waiver                              0.65%
-------------------------------------------------

        * Met Investors Advisory, LLC (the "Manager") and the Trust have entered into an Expense Limitation Agreement whereby the total Annual Portfolio Operating Expenses for the Class A shares of the Portfolio will not exceed, on a permanent basis, the following schedule. Under certain circumstances, any fees waived or expenses reimbursed by the Manager may, with the approval of the Trust's Board of Trustees, be repaid to the Manager.

EXPENSE LIMITATION

        First $500 Next $500  Next $500  Next $500
        million of million of million of million of Assets over
          assets     assets     assets     assets   $2 billion
---------------------------------------------------------------
Class A    0.65%      0.55%      0.50%      0.45%      0.40%
---------------------------------------------------------------

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same and that all expense limitations remain in effect for all periods. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES


         Class A
-----------------
1 Year   $     67
-----------------
3 Years  $    220
-----------------
5 Years  $    386
-----------------
10 Years $    868
-----------------

ADDITIONAL INVESTMENT STRATEGIES

In addition to the principal investment strategies discussed in the Portfolio's Investment Summary, the Portfolio may at times invest a portion of its assets in the investment strategies and may engage in certain investment techniques as described below. The SAI provides a more detailed discussion of certain of these and other securities and indicates if the Portfolio is subject to any limitations with respect to a particular investment strategy. These strategies and techniques may involve risks. (PLEASE NOTE THAT SOME OF THESE STRATEGIES MAY BE A PRINCIPAL INVESTMENT STRATEGY FOR THE PORTFOLIO AND CONSEQUENTLY ARE ALSO DESCRIBED IN THE PORTFOLIO'S INVESTMENT SUMMARY.) The Portfolio is not limited by this discussion and may invest in other types of securities not precluded by the policies discussed elsewhere in this Prospectus.

DEPOSITARY RECEIPTS. Depositary receipts are receipts for shares of a foreign-based corporation that entitle the holder to dividends and capital gains on the underlying security. Receipts include those issued by domestic banks (American Depositary Receipts), foreign banks (Global or European Depositary Receipts), and broker-dealers (depositary shares).

These instruments are subject to market risk and foreign investment risk.

DERIVATIVES. Derivatives are used to limit risk in the Portfolio or to enhance investment return, and have a return tied to a formula based upon an interest rate, index, price of a security, or other measurement. Derivatives include options, futures, forward contracts and related products.

DIRECT PARTICIPATION IN CORPORATE LOANS. By purchasing a loan, the Portfolio acquires some or all of the interest of a bank or other lending institution in a loan to a corporate borrower. Many such loans are secured, and most impose restrictive covenants which must be met by the borrower. These loans are made generally to finance internal growth, mergers, acquisitions, stock repurchases, leveraged buy-outs and other corporate activities. Such loans may be in default at the time of purchase. The Portfolio may also purchase trade or other claims against companies, which generally represent money owed by the company to a supplier of goods or services. These claims may also be purchased at a time when the company is in default. Certain of the loans acquired by the Portfolio may involve revolving credit facilities or other standby financing commitments which obligate the Portfolio to pay additional cash on a certain date or on demand.

The highly leveraged nature of many such loans may make such loans especially vulnerable to adverse changes in economic or market conditions. Loans and other direct investments may not be in the form of securities or may be subject to restrictions on transfer, and only limited opportunities may exist to resell such instruments. As a result, the Portfolio may be unable to sell such investments at an opportune time or may have to resell them at less than fair market value.

DOLLAR ROLL TRANSACTIONS. Mortgage dollar rolls are transactions in which the Portfolio sells securities for delivery in the current month and simultaneously contracts with the same counter-party to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date. During the roll period, the Portfolio loses the right to receive principal (including prepayments of principal) and interest paid on the securities sold.

However, the Portfolio would benefit to the extent of any difference between the price received for the securities sold and the lower forward price for the future purchase (often referred to as the "drop") or fee income plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. Unless such benefits exceed the income, capital appreciation and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of the Portfolio compared with what such performance would have been without the use of mortgage dollar rolls. Accordingly, the benefits derived from the use of mortgage dollar rolls depend upon the Adviser's ability to manage mortgage prepayments. There is no assurance that mortgage dollar rolls can be successfully employed. All cash proceeds will be invested in instruments that are permissible investments for the Portfolio. The Portfolio will maintain until the settlement date the segregation, either on the records of the Adviser or with the Trust's custodian, of cash or other liquid securities in an amount equal to the forward purchase price.

FOREIGN CURRENCY TRANSACTIONS. Foreign currency transactions are entered into for the purpose of hedging against foreign exchange risk arising from the Portfolio's investment or anticipated investment in securities denominated in foreign currencies. The Portfolio also may enter into these contracts for purposes of increasing exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. Foreign currency transactions include the purchase of foreign currency on a spot (or cash) basis, contracts to purchase or sell foreign currencies at a future date (forward contracts), the purchase and sale of foreign currency futures contracts, and the purchase of exchange traded and over-the-counter call and put options on foreign currency futures contracts and on foreign currencies.

These hedging transactions do not eliminate fluctuations in the underlying prices of the securities which the Portfolio owns or intends to purchase or sell. They simply establish a rate of exchange which can be achieved at some future point in time.

Foreign currency exchange rates may fluctuate significantly over short periods of time. A forward foreign currency exchange contract reduces the Portfolio's exposure to changes in the value of the currency it will deliver and increases its exposure to changes in the value of the currency it will exchange into. Contracts to sell foreign currency will limit any potential gain which might be realized by the Portfolio if the value of the hedged currency increases. In the case of forward contracts entered into for the purpose of increasing return, the Portfolio may sustain losses which will reduce its gross income. Forward foreign currency exchange contracts also involve the risk that the party with which the Portfolio enters the contract may fail to perform its obligations to the Portfolio. The purchase and sale of foreign currency futures contracts and the purchase of call and put options on foreign currency futures contracts and on foreign currencies involve certain risks associated with derivatives.

FOREIGN DEBT SECURITIES. Foreign debt securities are issued by foreign corporations and governments. They may include Eurodollar obligations and Yankee bonds.

Foreign debt securities are subject to foreign investment risk, credit risk and interest rate risk. Securities in developing countries are also subject to the additional risks associated with emerging markets.

ILLIQUID AND RESTRICTED SECURITIES. The Portfolio may invest a portion of its assets in restricted and illiquid securities, which are investments that the Portfolio cannot easily resell within seven days at current value or that have contractual or legal restriction on resale. Restricted securities include those which are not registered under the Securities Act of 1933, as amended (the "1933 Act"), and are purchased directly from the issuer or in the secondary market (private placements).

If the Portfolio buys restricted or illiquid securities it may be unable to quickly resell them or may be able to sell them only at a price below current value or could have difficulty valuing these holdings precisely.

In recent years, however, a large institutional market has developed for certain securities that are not registered under the 1933 Act, including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

INVESTMENTS IN OTHER INVESTMENT COMPANIES, INCLUDING PASSIVE FOREIGN INVESTMENT COMPANIES. When the Portfolio invests in another investment company, it must bear the management and other fees of the investment company, in addition to its own expenses. As a result, the Portfolio may be exposed to duplicate expenses which could lower its value. Investments in passive foreign investment companies also are subject to foreign investment risk.

Passive foreign investment companies are any foreign corporations which generate certain amounts of passive income or hold certain amounts of assets for the production of passive income. Passive income includes dividends, royalties, rent, and annuities.


REAL ESTATE INVESTMENT TRUSTS. Real estate investment trusts ("REITs") are entities which invest in commercial and other real estate properties. Risks associated with investments in securities of companies in the real estate industry include: decline in the value of real estate; risks related to general and local economic conditions; overbuilding and increased competition; increases in property taxes and operating expenses; changes in zoning laws; casualty or condemnation losses; variations in rental income; changes in neighborhood values; the appeal of properties to tenants; and increases in interest rates. In addition, equity REITs may be affected by changes in the values of the underlying property owned by the trusts, while mortgage REITs may be affected by the quality of credit extended. REITs are dependent upon management skills, may not be diversified and are subject to the risks of financing projects. Such REITs are also subject to heavy cash flow dependency, defaults by borrowers, self liquidation and the possibility of failing to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended (the "Code"), and to maintain exemption from the 1940 Act. In the event an issuer of debt securities collateralized by real estate defaults, it is conceivable that the REITs could end up holding the underlying real estate. The Portfolio, as a shareholder of a REIT, bears a portion of the REIT's annual operating expenses.


DEFENSIVE INVESTMENTS

Under adverse market or economic conditions, the Portfolio could invest for temporary defensive purposes some or all of its assets in money market securities or utilize other investment strategies that may be inconsistent with the Portfolio's principal investment strategy. Temporary defensive instruments generally include U.S. government securities, bank time deposits denominated in the currency of any major nation, commercial paper and repurchase agreements. The Adviser may also invest in these types of securities or hold cash while looking for suitable investment opportunities or to maintain liquidity. Although the Portfolio would employ these measures only in seeking to avoid losses, they could reduce the benefit from an upswing in the market or prevent the Portfolio from meeting its investment objective.


PORTFOLIO TURNOVER


The Portfolio's Adviser will sell a security when it believes it is appropriate to do so, regardless of how long the Portfolio has owned that security. Buying and selling securities generally involves some expense to the Portfolio, such as commissions paid to brokers and other transaction costs. Generally speaking, the higher the Portfolio's annual portfolio turnover rate, the greater its brokerage costs. Increased brokerage costs may adversely affect the Portfolio's performance. Annual turnover rate of 100% or more is considered high. The Portfolio generally intends to purchase securities for long-term investment and therefore will have a relatively low turnover rate.


DOWNGRADES IN FIXED INCOME DEBT SECURITIES

Unless required by applicable law, the Portfolio is not required to sell or dispose of any debt security that either loses its rating or has its rating reduced after the Portfolio purchases the security.

MANAGEMENT

The Trust's Board of Trustees is responsible for managing the business affairs of the Trust. The Trustees meet periodically to review the affairs of the Trust and to establish certain guidelines which the Manager and Adviser are expected to follow in implementing the investment policies and objectives of the Trust. The Trustees also review the management of the Portfolio's assets by the Adviser. Information about the Trustees and executive officers of the Trust is contained in the SAI.

THE MANAGER


Met Investors Advisory, LLC (the "Manager"), 5 Park Plaza, Suite 1900, Irvine, California 92614, has overall responsibility for the general management and administration of the Portfolio. The Manager selects and pays the fees of the Adviser for the Portfolio and monitors the Adviser's investment program. The Manager is an affiliate of MetLife.


As compensation for its services to the Portfolio, the Manager receives monthly compensation at an annual rate of a percentage of the average daily net assets of the Portfolio as follows: 0.65% of first $500 million of such assets plus 0.55% of such assets over $500 million up to $1 billion plus 0.50% of such assets over $1 billion up to $1.5 billion plus 0.45% of such assets over $1.5 billion up to $2 billion plus 0.40% of such assets over $2 billion.

A discussion regarding the basis of the decision of the Trust's Board of Trustees to approve the Management Agreement with the Manager and the investment advisory agreement with the Adviser is available in the Portfolio's annual report.


EXPENSE LIMITATION AGREEMENT

In the interest of limiting expenses of the Portfolio, the Manager has entered into an expense limitation agreement with the Trust ("Expense Limitation Agreement"). Pursuant to that Expense Limitation Agreement, the Manager has agreed to permanently waive or limit its fees and to assume other expenses so that the total annual operating expenses of the Portfolio, other than interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, other extraordinary expenses not incurred in the ordinary course of the Portfolio's business and amounts payable pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act, are limited to the following with respect to Class A shares of the Portfolio:

0.65%--first $500 million of such assets
0.55%--next $500 million of such assets
0.50%--next $500 million of such assets
0.45%--next $500 million of such assets
0.40%--all assets over $2 billion

The Portfolio may at a later date reimburse to the Manager the management fees waived or limited and other expenses assumed and paid by the Manager pursuant to the Expense Limitation Agreement provided the Portfolio has reached a sufficient asset size to permit such reimbursement to be made without causing the total annual expense ratio of the Portfolio to exceed the percentage limit stated above. Consequently, no reimbursement by the Portfolio will be made unless: (i) the Portfolio's total annual expense ratio is less than the respective percentages stated above; and (ii) the payment of such reimbursement has been approved by the Trust's Board of Trustees.

The total amount of reimbursement to which the Manager may be entitled will equal, at any time, the sum of (i) all investment management fees previously waived or reduced by the Manager and (ii) all other payments previously remitted by the Manager to the Portfolio during any of the previous five fiscal years, less any reimbursement that the Portfolio has previously paid to the Manager with respect to (a) such investment management fees previously waived or reduced and (b) such other payments previously remitted by the Manager to the Portfolio.

THE ADVISER

Under the terms of the agreement between the Adviser and the Manager, the Adviser will develop a plan for investing the assets of the Portfolio, select the assets to be purchased and sold by the Portfolio, select the broker-dealer or broker-dealers through which the Portfolio will buy and sell its assets, and negotiate the payment of commissions, if any, to those broker-dealers. The Adviser follows the investment policies set by the Manager and the Board of Trustees for the Portfolio. Day-to-day management of the investments in the Portfolio is the responsibility of the Adviser's portfolio managers. The portfolio managers of the Portfolio are indicated below following a brief description of the Adviser. The SAI provides additional information about each portfolio manager's compensation, other accounts managed and the person's ownership of securities in the Portfolio.

The Trust and the Manager have received an exemptive order from the Securities and Exchange Commission that permits the Manager, subject to certain conditions, and without the approval of shareholders to: (a) employ a new unaffiliated investment adviser for the Portfolio pursuant to the terms of a new investment advisory agreement, in each case either as a replacement for an existing Adviser or as an additional Adviser; (b) change the terms of any investment advisory agreement; and (c) continue the employment of an existing Adviser on the same advisory contract terms where a contract has been assigned because of a change in control of the Adviser. In such circumstances, shareholders would receive notice of such action, including the information concerning the new Adviser that normally is provided in a proxy statement.

The Manager pays the Adviser a fee based on the Portfolio's average daily net assets. The Portfolio is not responsible for the fees paid to the Adviser.


BATTERYMARCH FINANCIAL MANAGEMENT, INC. ("BATTERYMARCH"), John Hancock Tower, 200 Clarendon Street, Boston, Massachusetts 02116, is the Adviser to the Portfolio. Batterymarch, founded in 1969, acts as investment adviser to mutual funds and institutional accounts, such as corporate pension plans, foundations and endowment funds, unions and foreign, state and local governmental entities. Total assets under management by Batterymarch were approximately $29.8 billion as of December 31, 2007. Batterymarch is a wholly-owned subsidiary of Legg Mason, Inc.


The Adviser uses a team approach to investment management. Members of the team may change from time to time. The U.S. investment team is led by the following co-directors:


  . YU-NIEN (CHARLES) KO, CFA, is a Co-Director and Senior Portfolio Manager with the Batterymarch U.S. investment team. Mr. Ko joined Batterymarch in 2000 as a quantitative analyst and was promoted to portfolio manager in 2003 and co-director and senior portfolio manager of the U.S. investment team in 2006. Mr. Ko has 10 years of investment experience.

  . STEPHEN A. LANZENDORF, CFA is a Co-Director and Senior Portfolio Manager with the Batterymarch U.S. investment team. He joined Batterymarch in 2006. An experienced quantitative strategist, Mr. Lanzendorf previously held responsibilities at Independence Investments and The Colonial Group. He is a member of the Chicago Quantitative Alliance and the Boston Security Analysts Society. Mr. Lanzendorf has 24 years of investment experience.


YOUR INVESTMENT

SHAREHOLDER INFORMATION

The separate accounts of MetLife are the record owners of the Portfolio's shares. Any reference to the shareholder in this Prospectus technically refers to those separate accounts and not to you, the Contract owner. The legal rights of you, the Contract owner, are different from the legal rights of the record owner.

However, MetLife is required to solicit instructions from Contract owners when voting on shareholder issues. Any voting by MetLife as shareholder would therefore reflect the actual votes of Contract owners. Neither the Securities and Exchange Commission nor MetLife requires any specific minimum percentage of Contract owners to vote in order for MetLife to echo vote the remaining unvoted votes. MetLife seeks to obtain a reasonable level of turnout given the particular voting trend. MetLife may use various methods of encouraging Contract owners to vote, including additional solicitations. The practice of echo voting means that a minority of Contract owners may, in practice, determine whether an item passes or fails. Please see "Voting Rights" in the prospectus for the Contracts for more information on your voting rights.

DISCLOSURE OF PORTFOLIO HOLDINGS


Shares of the Trust are offered only to separate accounts of the Insurance Companies. The following information is generally made available on one or more of the Insurance Company websites (including www.metlifeinvestors.com): (i) the ten largest portfolio holdings of the Portfolio; (ii) unless the Adviser has objected, the percentage of the Portfolio's net assets that each of the portfolio holdings represents; and (iii) the percentage of the Portfolio's net assets that these holdings represent in the aggregate. Unless the Adviser has objected, this information is posted on the website as early as on or about the tenth business day following the calendar quarter and no later than on or about the first business day of the second month following the calendar quarter. The Trust may exclude any portion of these holdings from the posting when deemed in the best interest of the Trust. These postings generally remain until replaced by new postings as described above. For these purposes, the Portfolio's ten largest portfolio holdings are not considered to include swaps, futures, or forward currency transactions or transactions transmitted to the Trust's custodian after certain established cut-off times.


A description of the Portfolio's policies and procedures with respect to the disclosure of the Portfolio's portfolio securities is available in the SAI.

DIVIDENDS, DISTRIBUTIONS AND TAXES

DIVIDENDS AND DISTRIBUTIONS

The Portfolio intends to distribute substantially all of its net investment income, if any. The Portfolio distributes its dividends from its net investment income to MetLife's separate accounts at least once a year and not to you, the Contract owner. These distributions are in the form of additional shares and not cash. The result is that the Portfolio's investment performance, including the effect of dividends, is reflected in the cash value of the Contracts. Please see the Contract prospectus for more information.

All net realized long- or short-term capital gains of the Portfolio are also declared once a year and reinvested in the Portfolio.

TAXES

Please see the Contract prospectus for a discussion of the tax impact on you resulting from the income taxes the separate accounts owe as a result of their ownership of the Portfolio's shares and their receipt of dividends and capital gains.

The Portfolio expects to qualify and to continue to qualify as a regulated investment company under Subchapter M of the Code. As qualified, the Portfolio is not subject to federal income tax on that part of its taxable income that it distributes to you. Taxable income consists generally of net investment income, and any capital gains. It is the Portfolio's intention to distribute all such income and gains.

Shares of the Portfolio are currently offered only to the separate accounts of MetLife. Separate accounts are insurance company separate accounts that fund life insurance policies and annuity contracts. Under the Code, an insurance company pays no tax with respect to income of a qualifying separate account when the income is properly allocable to the value of eligible variable annuity or variable life insurance contracts. For a discussion of the taxation of life insurance companies and the separate accounts, as well as the tax treatment of the policies and annuity contracts and the holders thereof, see the discussion of federal income tax considerations included in the prospectus for the Contracts.

Section 817(h) of the Code and the regulations thereunder impose "diversification" requirements on the assets underlying a Contract. The Portfolio intends to maintain diversification which will allow each Contract to satisfy these requirements. These requirements are in addition to the diversification requirements imposed on the Portfolio by Subchapter M and the 1940 Act. Technically, the section 817(h) requirements provide that, with limited exceptions, as of the end of each calendar quarter or within thirty days thereafter no more than 55% of the assets underlying a Contract may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments, and no more than 90% by any four investments. For this purpose, an investment in the Portfolio is treated not as a single investment but as an investment in each asset owned by the Portfolio, so long as shares of the Portfolio are owned only by separate accounts of insurance companies, by qualified pension and retirement plans, and by a limited class of other investors. The Portfolio is and will be so owned. Thus so long as the Portfolio meets the section 817(h) diversification tests, each Contract will also meet those tests. See the prospectus for the Contracts.

The foregoing is only a summary of some of the important federal income tax considerations generally affecting the Portfolio and you; see the SAI for a more detailed discussion. You are urged to consult your tax advisers.

REPORT TO POLICYHOLDERS

The fiscal year of the Portfolio ends on December 31 of each year. The Trust will send to you, at least semi-annually, reports which show the Portfolio's composition and other information. An annual report, with audited information, will be sent to you each year.

SALES AND PURCHASES OF SHARES

The Trust does not sell its shares directly to the public. The Trust continuously sells Class A shares of the Portfolio only to the separate accounts of MetLife to fund Contracts. The Trust could also offer shares to other separate accounts of other insurers if approved by the Board of Trustees.

PURCHASE AND REDEMPTION OF SHARES

MetLife Investors Distribution Company, located at 5 Park Plaza, Suite 1900, Irvine, California, 92614, is the principal underwriter and distributor of the Trust's shares. MetLife Investors Distribution Company places orders for the purchase or redemption of shares of the Portfolio based on, among other things, the amount of net Contract premiums or purchase payments transferred to the separate accounts, transfers to or from a separate account investment division and benefit payments to be effected on a given date pursuant to the terms of the Contract. Such orders are effected, without sales charge, at the net asset value per share for the Portfolio determined on that same date. The Trust reserves the right to reject or limit all or part of any purchase or exchange order for any reason.

The Portfolio is available as an investment option under a number of different variable insurance products, many of which do not limit the number of transfers among the available underlying funds. A large number of transfers could raise transaction costs for the Portfolio and could require the Adviser to maintain increased cash reserves, which could harm performance in rising markets.

Shares of the Portfolio are sold and redeemed at their net asset value without the imposition of any sales commission or redemption charge. Class A shares are not subject to a Rule 12b-1 fee. (However, certain sales or other charges may apply to the Contract, as described in the Contract prospectus.) Under certain circumstances, redemption proceeds may be paid in securities or other property rather than in cash if the Manager determines it is in the best interests of the Trust.

MARKET TIMING

The Trust's Board of Trustees has adopted certain procedures, described below, to discourage certain types of trading in Portfolio shares that may be harmful to long-term investors, specifically (i) trading that is designed to exploit pricing inefficiencies and thereby dilute the returns of long-term investors; or (ii) frequent trading by an investor that generates sufficiently volatile cash flows to be disruptive to a portfolio manager's ability to manage the Portfolio's assets ((i) or (ii), "market timing"). The Trust is not intended for investment by market timers. The Trust does not knowingly accommodate market timing in the Portfolio and, to the Trust's knowledge, there are no arrangements currently in place that are designed to permit any contract owner to engage in market timing. As discussed above, the Trust reserves the right to reject or limit all or part of any purchase or exchange order for any reason.


The Trust requires that the insurance company separate accounts that invest in the Portfolios have in place policies and procedures reasonably designed to detect and deter market timing in the separate accounts by contract owners. In addition, the Manager monitors cashflows of certain Portfolios identified as presenting pricing inefficiencies that could potentially be exploited by market timers, and, with respect to each Portfolio, conducts certain tests to help detect cash outflows or cashflow volatility that may be disruptive to a portfolio manager's ability to manage the Portfolio. If, based on such monitoring, the Manager believes (i) that a Portfolio's cash flows may reflect a pattern of market timing or (ii) that a Portfolio's cash flows may reflect frequent trading that is disruptive to the management of the Portfolio and it is appropriate given the context of the cash flow volatility (e.g., type of Portfolio, amount of assets), the Manager will refer the matter to the appropriate insurance company or companies.

Further, in accordance with Rule 22c-2 under the 1940 Act, the Trust has contracted with insurance separate accounts to enable it to request and receive information regarding transactions in the shares of the Trust's Portfolios and limit transactions that violate the Trust's policies on market timing.


If the Trust finds that any insurance company has in place inadequate policies and procedures, with respect to a particular separate account, to detect and deter market timing in Portfolio shares and there is evidence of market timing in that separate account, the Trust or any of its Portfolios may be discontinued as an investment option of that separate account. In such an event, all contract owners of such separate account would no longer be able to make new investments in the Trust or any of its Portfolios. The Trust reserves the right to modify this policy, including any procedures established from time to time to effectuate this policy, at any time without notice.

LIMITATIONS ON THE TRUST'S ABILITY TO DETECT AND DETER MARKET TIMING

The Portfolio is available as an investment option under a number of different variable insurance products. Owners of these variable insurance products transfer value among sub-accounts of the insurance company separate accounts by contacting the insurance companies. The resulting purchases and redemptions of Portfolio shares are made through omnibus accounts of the insurance companies. The right of an owner of such a variable insurance product to transfer among sub-accounts is governed by a contract between the insurance company and such owner. Many of these contracts do not limit the number of transfers among the available underlying funds that a contract owner may make. The terms of these contracts, the presence of financial intermediaries (including the insurance companies) between the Trust and contract owners, the utilization of omnibus accounts by these intermediaries and other factors such as state insurance laws may limit the Trust's ability to detect and deter market timing. Multiple tiers of such financial intermediaries may further compound the Trust's difficulty in detecting and deterring such market timing activities.

RISKS ASSOCIATED WITH MARKET TIMING GENERALLY

While the Trust will try to detect and deter market timing by utilizing the procedures described above, these procedures may not be successful in identifying or deterring market timing. By realizing profits through short-term trading, contract owners that engage in market timing activities may dilute the value of shares held by long-term investors. Cashflow volatility resulting from frequent trading of Portfolio shares, especially involving large dollar amounts, may disrupt a portfolio manager's ability to manage the Portfolio's assets. Frequent trading may be disruptive if it makes it difficult for the Portfolio to implement its long-term investment strategies, for example by causing the Portfolio to maintain a higher level of its assets in cash to accommodate such frequent trading. Frequent trading may also be disruptive if it forces the Portfolio to sell portfolio securities at inopportune times to raise cash to accommodate such trading activity. In addition, frequent trading may cause the Portfolio to incur increased expenses. For example, as a result of such frequent trading, the Portfolio may be forced to liquidate investments and thereby incur increased brokerage costs. All of these factors may adversely affect Portfolio performance.

Associated with an investment in the Portfolio that itself invests in securities that are, for example, thinly traded, traded infrequently, or relatively less liquid is the risk that the current market price for the securities may not accurately reflect current market values. A market timer may seek to engage in strategies designed to take advantage of these pricing differences ("price arbitrage") and thereby dilute the returns of long-term investors. Portfolios that may be adversely affected by price arbitrage include those Portfolios that significantly invest in small cap equity securities and in certain fixed-income securities, such as high yield bonds.

A Portfolio that invests significantly in foreign securities may be particularly susceptible to strategies designed to exploit pricing inefficiencies. This is because foreign securities are typically traded on markets that close well before the time the Portfolio calculates its net asset value (typically at 4:00 p.m. Eastern Time), which gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities. The time zone differences among international stock markets can allow a market timer engaging in certain strategies to exploit differences in Portfolio share prices that are based on closing prices of foreign securities established some time before the Portfolio calculates its own share price (a type of price arbitrage referred to as "time zone arbitrage"). As discussed more fully below, the Trust has procedures, referred to as fair value pricing, that allow the Trust to adjust closing market prices of foreign securities to reflect what is believed to be the fair value of those securities at the time the Portfolio calculates its net asset value. While there is no assurance, the Portfolio expects that the use of fair value pricing will reduce a market timer's ability to engage in time zone arbitrage to the detriment of Portfolio shareholders.

VALUATION OF SHARES


The Portfolio's net asset value ("NAV") per share is ordinarily determined once daily, as of the close of the regular session of business on the New York Stock Exchange (NYSE) (usually at 4:00 p.m., Eastern Time), on each day the NYSE is open. To the extent that the Portfolio's assets are traded in other markets when the NYSE is closed, the value of the Portfolio's assets may be effected on days when the Trust is not open for business. In addition, trading in some of the Portfolio's assets may not occur when the Trust is open for business.

NAV of a Portfolio share is computed by dividing the value of the net assets of the Portfolio by the total number of shares outstanding in the Portfolio. Share prices for any transaction are those next calculated after receipt of an order.


Except for money market instruments maturing in 60 days or less and foreign securities as discussed below, securities held by the Portfolio are valued at market value. If market values are not readily available, or if available market quotations are not reliable, securities are priced at their fair value as determined by the Valuation Committee of the Trust's Board of Trustees using procedures approved by the Board of Trustees. The Portfolio may use fair value pricing if the value of a security has been materially affected by events occurring before the Portfolio's calculation of NAV but after the close of the primary markets on which the security is traded. The Portfolio may also use fair value pricing if reliable market quotations are unavailable due to infrequent trading or if trading in a particular security was halted during the day and did not resume prior to the Portfolio's calculation of NAV. The use of fair value pricing has the effect of valuing a security based upon the price the Portfolio might reasonably expect to receive if it sold that security but does not guarantee that the security can be sold at the fair value price. Further, because of the inherent uncertainty of fair valuation, a fair valuation price may differ significantly from the value that would have been used had a ready market for the investment existed, and these differences could be material. With respect to any portion of the Portfolio's assets that is invested in other open-end investment companies, that portion of the Portfolio's NAV is calculated based on the NAV of that investment company. The prospectus for the other investment company explains the circumstances and effects of fair value pricing for that investment company.

The Portfolio has retained a third party pricing service to automatically fair value each of its investments that is traded principally on a foreign exchange or market, subject to adjustment by the Trust's Valuation Committee. The Valuation Committee will regularly monitor and review the services provided by the pricing service to the Portfolio and periodically report to the Board on the pricing services' performance.

Money market instruments maturing in 60 days or less are valued on the amortized cost basis.

FINANCIAL HIGHLIGHTS

The following financial highlights table is intended to help you understand the Portfolio's Class A shares' financial performance for its period of operation. Certain information reflects financial results for a single Portfolio share. Total return in the table shows how much an investment in the Portfolio would have increased (or decreased) during the period (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, whose report is included in the Annual Report of the Portfolio, which is available upon request.

                                       BATTERYMARCH GROWTH AND INCOME PORTFOLIO



                                                                                  FOR THE PERIOD FROM
                                                                                      MAY 1, 2006
                                                                                    (COMMENCEMENT OF
                                                              FOR THE YEAR ENDED     OPERATIONS) TO
CLASS A                                                      DECEMBER 31, 2007(A) DECEMBER 31, 2006(A)
------------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                                $22.56               $20.73
                                                                    ------              -------
INCOME FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                                 0.24                 0.19
NET REALIZED AND UNREALIZED GAINS                                     1.50                 1.64
                                                                    ------              -------
TOTAL FROM INVESTMENT OPERATIONS                                      1.74                 1.83
                                                                    ------              -------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                                (0.20)                   --
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS                       (1.58)                   --
                                                                    ------              -------
TOTAL DISTRIBUTIONS                                                 (1.78)                   --
                                                                    ------              -------
NET ASSET VALUE, END OF PERIOD                                      $22.52               $22.56
                                                                    ------              -------
TOTAL RETURN                                                         7.85%               8.83%+
                                                                    ------              -------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                             $440.3               $483.0
RATIOS TO AVERAGE NET ASSETS(1):

EXPENSES                                                             0.65%              0.65%++
NET INVESTMENT INCOME                                                1.06%              1.32%++
PORTFOLIO TURNOVER RATE                                              81.4%               63.6%+
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS BEFORE
REIMBURSEMENT BY THE MANAGER AND BROKER REBATES:                     0.71%              0.72%++

--------------------------------------------------------------------------------
+  Non-annualized
++ Annualized
(a) Net investment income per share was calculated using average shares outstanding.

FOR MORE INFORMATION

If you would like more information about the Portfolio, the following documents are available to you free upon request:

ANNUAL/SEMI-ANNUAL REPORTS

Contain additional information about the Portfolio's performance. In the Portfolio's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION ("SAI")

Provides a fuller technical and legal description of the Portfolio's policies, investment restrictions, and business structure. The SAI is legally considered to be a part of this Prospectus.

IF YOU WOULD LIKE A COPY OF THE CURRENT VERSIONS OF THESE DOCUMENTS, OR OTHER INFORMATION ABOUT THE PORTFOLIO, CONTACT:

                          MET INVESTORS SERIES TRUST
                           5 PARK PLAZA, SUITE 1900
                           IRVINE, CALIFORNIA 92614

                                1-800-848-3854

Free copies of the SAI and Annual and Semi-Annual Reports are available at the following website: www.metlifeinvestors.com

Information about the Portfolio, including the Annual and Semi-annual Reports and SAI, may also be obtained from the Securities and Exchange Commission ("SEC"):

[_] IN PERSONReview and copy documents in the SEC's Public Reference Room in
             Washington, D.C. (for information call 202-551-8090).

[_] ON LINE  Retrieve information from the EDGAR database on the SEC's web site at: http://www.sec.gov.

[_] BY MAIL  Request documents, upon payment of a duplicating fee, by writing to SEC, Public Reference Section, Washington, D.C. 20549 or by e-mailing the SEC at publicinfo@sec.gov.

                             SEC FILE # 811-10183

                                 MET INVESTORS
                            S E R I E S   T R U S T


                        BlackRock High Yield Portfolio


                          Class A and Class B Shares


                                __PROSPECTUS__


                                APRIL 28, 2008



Like all securities, these securities have not been approved or disapproved by the
    Securities and Exchange Commission, nor has the Securities and Exchange
      Commission passed upon the accuracy or adequacy of this Prospectus.
           Any representation to the contrary is a criminal offense.

                           ____TABLE OF CONTENTS____


                                                         PAGE

               INTRODUCTION                               3
                  Understanding the Trust                 3
                  Understanding the Portfolio             3

               THE PORTFOLIO                              4

                 INVESTMENT SUMMARY                       4
                  BlackRock High Yield Portfolio          5

                 ADDITIONAL INVESTMENT STRATEGIES         12
                 MANAGEMENT                               19
                  The Manager                             19
                  The Adviser                             20
                  Distribution Plan                       22

               YOUR INVESTMENT                            22
                  Shareholder Information                 22
                  Dividends, Distributions and Taxes      23
                  Sales and Purchases of Shares           24

               FINANCIAL HIGHLIGHTS                       29

               FOR MORE INFORMATION                   Back Cover

INTRODUCTION

UNDERSTANDING THE TRUST


Met Investors Series Trust (the "Trust") is an open-end management investment company that offers a selection of fifty-two managed investment portfolios or mutual funds. Only one of these portfolios is offered through this Prospectus (the "Portfolio"). Please see the Investment Summary section of this Prospectus for specific information on the Portfolio.


  INVESTING THROUGH A VARIABLE INSURANCE CONTRACT


  Class A and Class B shares of the Portfolio are currently only sold to separate accounts of Metropolitan Life Insurance Company and certain of its affiliates (collectively, "MetLife" or the "Insurance Companies") to fund the benefits under certain individual flexible premium variable life insurance policies and individual and group variable annuity contracts (collectively, "Contracts"). As a Contract owner, your premium payments are allocated to the Portfolio in accordance with your Contract.

  A particular class of the Portfolio may not be available under the Contract you have chosen. The prospectus for the Contracts shows the classes available to you. Please read this Prospectus carefully. It provides information to assist you in your decision. If you would like additional information about the Portfolio, please request a copy of the Statement of Additional Information ("SAI"). For details about how to obtain a copy of the SAI and other reports and information, see the back cover of this Prospectus. The SAI is incorporated by reference into this Prospectus.


  The Portfolio's name and investment objective are very similar to a certain publicly available mutual fund that is managed by the same investment adviser. The Portfolio in this Prospectus is not that publicly available mutual fund and will not have the same performance. Different performance will result from such factors as different implementation of investment policies, different investment restrictions, different cash flows into and out of the Portfolio, different fees and expenses, and different asset sizes.

UNDERSTANDING THE PORTFOLIO

After this Introduction you will find an Investment Summary for the Portfolio. The Investment Summary presents important facts about the Portfolio, including information about its investment objective, principal investment strategy, primary risks, fees and expenses and past performance.


 PLEASE SEE THE CONTRACT PROSPECTUS FOR A DETAILED EXPLANATION OF YOUR CONTRACT.

                                 THE PORTFOLIO


 THE PORTFOLIO IN THIS PROSPECTUS IS A MUTUAL FUND: A POOLED INVESTMENT THAT IS PROFESSIONALLY MANAGED AND THAT GIVES YOU THE OPPORTUNITY TO PARTICIPATE IN FINANCIAL MARKETS. THE PORTFOLIO STRIVES TO REACH ITS STATED INVESTMENT OBJECTIVE, WHICH CAN BE CHANGED WITHOUT SHAREHOLDER APPROVAL. AS WITH ALL MUTUAL FUNDS, THERE IS NO GUARANTEE THAT THE PORTFOLIO WILL ACHIEVE ITS INVESTMENT OBJECTIVE.


 THE PORTFOLIO'S ADVISER MAY SELL A PORTFOLIO SECURITY WHEN THE VALUE OF THE INVESTMENT REACHES OR EXCEEDS ITS ESTIMATED FAIR VALUE, TO TAKE ADVANTAGE OF MORE ATTRACTIVE INVESTMENT OPPORTUNITIES, WHEN THE ISSUER'S INVESTMENT FUNDAMENTALS BEGIN TO DETERIORATE, WHEN THE PORTFOLIO MUST MEET REDEMPTIONS, OR FOR OTHER INVESTMENT REASONS.


INVESTMENT SUMMARY

The Portfolio summary discusses the following:

    INVESTMENT OBJECTIVE
    What is the Portfolio's investment goal?

    PRINCIPAL INVESTMENT STRATEGY
    How does the Portfolio attempt to achieve its investment goal? What types of investments does it contain? What style of investing and investment philosophy does it follow?

    PRIMARY RISKS
    What are the specific risks of investing in the Portfolio?

    PAST PERFORMANCE
    How well has the Portfolio performed over time?

    FEES AND EXPENSES
    What is the cost of investing in the Portfolio?

In addition to its principal investment strategy, the Portfolio may invest in various types of securities and engage in various investment techniques and practices which are not the principal focus of the Portfolio and therefore are not described in the Investment Summary section of the Prospectus. These other securities and investment techniques and practices in which the Portfolio may engage, together with their risks, are briefly discussed in "Additional Investment Strategies" in this Prospectus.

The SAI provides more detailed information regarding the various types of securities that the Portfolio may purchase and certain investment techniques and practices of its Adviser.

The Contracts may be sold by banks. AN INVESTMENT IN THE PORTFOLIO THROUGH A CONTRACT IS NOT A DEPOSIT OR OBLIGATION OF, OR GUARANTEED BY, ANY BANK, AND IS NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY OF THE U.S. GOVERNMENT.

                        BLACKROCK HIGH YIELD PORTFOLIO

INVESTMENT OBJECTIVE:

To maximize total return, consistent with income generation and prudent investment management.

PRINCIPAL INVESTMENT STRATEGY:

The Portfolio will invest primarily in non-investment grade bonds with maturities of ten years or less. The Portfolio will normally invest at least 80% of its assets in high yield bonds, including convertible and preferred securities. The high yield securities (commonly called "junk bonds") acquired by the Portfolio will generally be in the lower rating categories of the major rating agencies (BB or lower by Standard & Poor's Ratings Group ("S&P") or Ba or lower by Moody's Investors Service, Inc. ("Moody's")) or will be determined by the Adviser to be of similar quality. Split rate bonds will be considered to have the higher credit rating. The Portfolio may invest up to 10% of its assets in non-dollar denominated bonds of issuers located outside of the United States. The Portfolio's investment in non-dollar denominated bonds may be on a currency hedged or unhedged basis.

The Adviser evaluates sectors of the high yield market and individual bonds within these sectors. Securities are purchased for the Portfolio when the Adviser determines that they have the potential for above-average total return.

To add additional diversification, the Adviser can invest in a wide range of securities, including corporate bonds, mezzanine investments, collateralized bond obligations ("CBOs"), bank loans and mortgage-backed and asset-backed securities. The Portfolio can also invest, to the extent consistent with its investment goal, in non-U.S. and emerging market securities and currencies. The Portfolio may invest in securities of any rating, and may invest up to 10% of its assets (measured at the time of investment) in distressed securities that are in default or the issuers of which are in bankruptcy. These securities involve considerable risk and have significant uncertainties regarding the issuer's current or future ability to make interest and principal payments. Typically, the Adviser will invest in distressed securities when it believes they are undervalued.

The Adviser team may, when consistent with the Portfolio's investment goal, buy or sell options or futures on a security or an index of securities, or enter into credit default swaps (up to 15% of its assets) and interest rate or foreign currency transactions, including swaps (collectively, commonly known as derivatives). The Portfolio typically uses derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk. The Portfolio may also use derivatives for leverage, in which case their use would involve leveraging risk. The Portfolio may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such a reverse repurchase agreements or dollar rolls).

PRIMARY RISKS:

The value of your investment in the Portfolio may be affected by one or more of the following risks, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate. Please note that there are many other circumstances that could adversely affect your investment and prevent the Portfolio from reaching its objective, which are not described here.


MARKET RISK. The Portfolio's share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including disappointing corporate earnings, adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or a company may deteriorate. In addition, an assessment by the Portfolio's Adviser of particular companies may prove incorrect, resulting in losses or poor performance by those holdings, even in a rising market. The Portfolio could also miss attractive investment opportunities if its Adviser underweights markets or industries where there are significant returns, and could lose value if the Adviser overweights markets or industries where there are significant declines.


INTEREST RATE RISK. The values of debt securities are subject to change when prevailing interest rates change. When interest rates go up, the value of debt securities and certain dividend paying stocks tends to fall. If the Portfolio invests a significant portion of its assets in debt securities or stocks purchased primarily for dividend income and interest rates rise, then the value of your investment may decline. Alternatively, when interest rates go down, the value of debt securities and certain dividend paying stocks may rise.

Interest rate risk will affect the price of a fixed income security more if the security has a longer maturity because changes in interest rates are increasingly difficult to predict over longer periods of time. Fixed income securities with longer maturities will therefore be more volatile than other fixed income securities with shorter maturities. Conversely, fixed income securities with shorter maturities will be less volatile but generally provide lower returns than fixed income securities with longer maturities. The average maturity and duration of the Portfolio's fixed income investments will affect the volatility of the Portfolio's share price.

CREDIT RISK. The value of debt securities is directly affected by an issuer's ability to pay principal and interest on time. If the Portfolio invests in debt securities, the value of your investment may be adversely affected when an issuer fails to pay an obligation on a timely basis. The Portfolio may also be subject to credit risk to the extent it engages in transactions, such as securities loans, repurchase agreements or certain derivatives, which involve a promise by a third party to honor an obligation to the Portfolio. Such third party may be unwilling or unable to honor its financial obligations.

HIGH YIELD DEBT SECURITY RISK. High yield debt securities, or junk bonds, are securities which are rated below "investment grade" or are not rated, but are of equivalent quality. High yield debt securities range from those for which the prospect for repayment of principal and interest is predominantly speculative to those which are currently in default on principal or interest payments. A Portfolio with high yield debt securities may be more susceptible to credit risk and market risk than a Portfolio that invests only in higher quality debt securities because these lower-rated debt securities are less secure financially and more sensitive to downturns in the economy. In addition, the secondary market for such securities may not be as liquid as that for more highly rated debt securities. As a result, the Portfolio's Adviser may find it more difficult to sell these securities or may have to sell them at lower prices.

You should understand that high yield securities are not generally meant for short-term investing. When the Portfolio invests in high yield securities it generally seeks to receive a correspondingly higher return to compensate it for the additional credit risk and market risk it has assumed.



FOREIGN INVESTMENT RISK. Investments in foreign securities involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject:

  . These risks may include the seizure by the government of company assets, excessive taxation, withholding taxes on dividends and interest, limitations on the use or transfer of portfolio assets, and political or social instability.

  . Enforcing legal rights may be difficult, costly and slow in foreign countries, and there may be special problems enforcing claims against foreign governments.

  . Foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there may be less public information about their operations.

  .  Foreign markets may be less liquid and more volatile than U.S. markets.

  . Foreign securities often trade in currencies other than the U.S. dollar, and the Portfolio may directly hold foreign currencies and purchase and sell foreign currencies. Changes in currency exchange rates will affect the Portfolio's net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of foreign securities. An increase in the strength of the U.S. dollar relative to these other currencies may cause the value of the Portfolio to decline. Certain foreign currencies may be particularly volatile, and foreign governments may intervene in the currency markets, causing a decline in value or liquidity of the Portfolio's foreign currency or securities holdings.

  . Costs of buying, selling and holding foreign securities, including brokerage, tax and custody costs, may be higher than those involved in domestic transactions.

If the Portfolio invests in high yield securities that are rated C or below, the Portfolio will incur significant risk in addition to the risks generally associated with investments in high yield securities. Distressed securities frequently do not produce income while they are outstanding. The Portfolio may purchase distressed securities that are in default or the issuers of which are in bankruptcy. The Portfolio may be required to bear certain extraordinary expenses in order to protect and recover its investment. The Portfolio will be subject to significant uncertainty as to when and in what manner and for what value the obligations evidenced by the distressed securities will eventually be satisfied.

Mezzanine securities (which are subordinated securities which receive payments of interest and principal after other more senior security holders are paid) carry the risk that the issuer will not be able to meet its obligations and that the equity securities purchased with the mezzanine investments may lose value.

The market for bank loans may not be highly liquid and the Portfolio may have difficulty selling them. These investments expose the Portfolio to the credit risk of both the financial institution and the underlying borrower.

The pool of high yield securities underlying CBOs is typically separated into groupings called tranches representing different degrees of credit quality. The higher quality tranches have greater degree of protection and pay lower interest rates. The lower tranches, with greater risk, pay higher interest rates.

The Portfolio also makes investments in residential and commercial mortgage-backed securities and other asset-backed securities. The characteristics of these mortgage-backed and asset-backed securities differ from traditional fixed income securities.

Mortgage-related securities may be issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or may be issued by private issuers and as such are not guaranteed by the U.S. Government, its agencies or instrumentalities. Like other debt securities, changes in interest rates generally affect the value of a mortgage-backed security. Additionally, some mortgage-backed securities may be structured so that they may be particularly sensitive to interest rates.

Investments in mortgage-related securities are also subject to special risks of prepayment. Prepayment risk occurs when the issuer of a security can prepay the principal prior to the security's maturity. Securities subject to prepayment risk, including the collateralized mortgage obligations and other mortgage-related securities that the Portfolio can buy, generally offer less potential for gains when prevailing interest rates decline, and have greater potential for loss when interest rates rise, depending upon the coupon of the underlying securities. The impact of prepayments on the price of a security may be difficult to predict and may increase the volatility of the price. In addition, early repayment of mortgages underlying these securities may expose the Portfolio to lower rate of return when it reinvests the principal. Further, the Portfolio may buy mortgage-related securities at a premium. Accelerated prepayments on those securities could cause the Portfolio to lose a portion of its principal investment represented by the premium the Portfolio paid.

If interest rates rise rapidly, prepayments may occur at slower rates than expected, which could have the effect of lengthening the expected maturity of a short- or medium-term security. That could cause its value to fluctuate more widely in response to changes in interest rates. In turn, this could cause the value of the Portfolio's shares to fluctuate more.

Non-mortgage asset-backed securities are not issued or guaranteed by the U.S. Government or its agencies or government-sponsored entities. In the event of failure of these securities or of mortgage-related securities issued by private issuers to pay interest or repay principal, the assets backing these securities such as automobiles or credit card receivables may be insufficient to support the payments on the securities.

The Portfolio may invest in securities prior to their date of issue. These securities could fall in value by the time they are actually issued, which may be any time from a few days to over a year.

The Portfolio's investments in derivatives can significantly increase the Portfolio's exposure to market risk or credit risk of the counter party. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the relevant assets, rates and indices.

Some transactions may give rise to a form of leverage. These transactions may include, among others, derivatives, reverse repurchase agreements and dollar rolls, and may expose the Portfolio to greater risk and increase its costs. To mitigate leverage risk, the Adviser will segregate liquid assets on the books of the Portfolio or otherwise cover the transactions. The use of leverage may cause the Portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Increases and decreases in the value of the securities held by the Portfolio will be magnified when the Portfolio uses leverage. The Portfolio will also have to pay interest on its borrowing, reducing the Portfolio's return. This interest expense may be greater than the Portfolio's return on the underlying investment.

The Portfolio may invest up to 10% of its assets in non-dollar denominated bonds of issuers located outside of the United States. Non-dollar and non-U.S. securities involve risks not typically associated with investing in U.S. securities. These risks include, but are not limited to: currency risks (the risk that the value of interest paid on non-dollar and non-U.S. securities, or the value of the securities themselves, may fall if currency exchange rates change), the risk that a security's value will be hurt by changes in non-U.S. political or social conditions, including changes in policies restricting investment, the possibility of heavy taxation, nationalization or expropriation of assets and more difficulty obtaining information on non-U.S. securities or companies. In addition, non-dollar and non-U.S. securities may be harder to sell and may be subject to wider price movements than comparable investments in U.S. companies. There is also less government regulation of non-U.S. securities markets.

The use of credit default transactions is a highly specialized activity that involves investment techniques and risks that are different from those associated with ordinary portfolio securities transactions. If the Adviser is incorrect in its forecasts of the interest rates, currency exchange rates or market values or its assessments of the credit risks, relevant to these transactions that it enters, the investment performance of the Portfolio may be less favorable than it would have been if the Portfolio had not entered into them.

Because these arrangements are bi-lateral agreements between the Portfolio and its counterparty, each party is exposed to the risk of default by the other. In addition, they may involve a small investment of cash compared to the risk assumed with the result that small changes may produce disproportionate and substantial gains or losses to the Portfolio. However, the Portfolio's obligations under swap agreements generally are collateralized by cash or government securities based on the amount by which the value of the payments that the Portfolio is required to pay exceed the value of the payments that its counterparty is required to make. The Portfolio segregates liquid assets equal to any difference between that excess and the amount of collateral that they are required to provide. Conversely, the Portfolio requires their counterparties to provide collateral on a comparable basis except in those instances in which the Adviser is satisfied with the claims paying ability of the counterparty without such collateral.

PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

 PORTFOLIO MANAGEMENT:


..  BlackRock Financial Management, Inc. see page 20

..  For financial highlights see page 29




The performance shown below is the performance of the Portfolio's Class A shares, the Portfolio's only Class outstanding prior to April 28, 2008. Class B shares of the Portfolio are first being offered on April 28, 2008. The historical performance shown for the Portfolio's Class A shares prior to May 1, 2006 is the performance of the Portfolio's predecessor fund managed by a different investment adviser. The assets of the Federated High Yield Portfolio of The Travelers Series Trust were transferred to the Portfolio on May 1, 2006. Effective August 21, 2006, BlackRock Financial Management, Inc. became the Portfolio's Adviser. Investment performance information prior to that date is attributable to the Portfolio's former investment adviser.


The bar chart below shows you the performance of the Portfolio's Class A shares for the last ten calendar years and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart.


               Year-by-Year Total Return as of 12/31 of Each Year

                                    [CHART]

  98      99      00      01      02      03      04      05     06     07
------  ------  ------  ------  ------  ------  ------  ------  -----  -----
 4.71%   3.14%  -8.15%   1.94%   3.72%  22.39%  10.38%   2.55%  9.81%  2.70%

                     High Quarter:     2nd - 2003     +7.75%
                     Low Quarter:      4th - 2000     -6.50%

The table below compares the Portfolio's Class A shares' average annual compounded total returns for the 1-, 5- and 10-year periods through 12/31/07 with the Lehman Brothers U.S. Corporate High Yield Bond - 2% Issuer Cap Index ("Lehman HY"). The Lehman HY Index is an unmanaged index that covers the universe of fixed rate non-investment grade debt. Pay-in-kind bonds, Eurobonds and debt issues from emerging market countries are excluded. There is a maximum 2% limit on issuers held in the Index. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.



Average Annual Total Return as of 12/31/07
-----------------------------------------
                  1 Year  5 Year  10 Year
 ---------------  ------- ------- -------
Class A            2.70%   9.34%   5.06%
Lehman HY Index    2.27%  10.91%   5.51%
                   ----   -----    ----



For information on BlackRock Financial Management, Inc.'s prior performance with a comparable fund, see page 21.

FEES AND EXPENSES:


The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2007 and are expressed as a percentage of the Portfolio's average daily net assets. The amounts for the Class B shares of the Portfolio are based on the expenses of the Portfolio's Class A shares, as adjusted to include applicable 12b-1 fees. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE


Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)


                                          Class A Class B
---------------------------------------------------------
Management Fee                             0.60%   0.60%
---------------------------------------------------------
12b-1 Fees                                 None    0.25%
---------------------------------------------------------
Other Expenses                             0.13%   0.13%
---------------------------------------------------------
Total Annual Portfolio Operating Expenses  0.73%   0.98%
---------------------------------------------------------




EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.


The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.


EXAMPLE OF PORTFOLIO EXPENSES


         Class A  Class B
--------------------------
1 Year   $     75 $    100
--------------------------
3 Years  $    234 $    314
--------------------------
5 Years  $    407 $    544
--------------------------
10 Years $    909 $  1,206
--------------------------

ADDITIONAL INVESTMENT STRATEGIES

In addition to the principal investment strategies discussed in the Portfolio's Investment Summary, the Portfolio may at times invest a portion of its assets in the investment strategies and may engage in certain investment techniques as described below. The SAI provides a more detailed discussion of certain of these and other securities and indicates if the Portfolio is subject to any limitations with respect to a particular investment strategy. These strategies and techniques may involve risks. (PLEASE NOTE THAT SOME OF THESE STRATEGIES MAY BE A PRINCIPAL INVESTMENT STRATEGY FOR THE PORTFOLIO AND CONSEQUENTLY ARE ALSO DESCRIBED IN THE PORTFOLIO'S INVESTMENT SUMMARY.) The Portfolio is not limited by this discussion and may invest in other types of securities not precluded by the policies discussed elsewhere in this Prospectus.

COLLATERALIZED MORTGAGE OBLIGATIONS (CMOS). CMOs are fixed income securities secured by mortgage loans and other mortgage-backed securities and are generally considered to be derivatives. CMOs may be issued or guaranteed by the U.S. Government or its agencies or instrumentalities or collateralized by a portfolio of mortgages or mortgage-related securities guaranteed by such an agency or instrumentality or may be non-U.S. Government guaranteed.

CMOs carry general fixed income securities risks, such as credit risk and interest rate risk, and risks associated with mortgage-backed securities, including prepayment risk, which is the risk that the underlying mortgages or other debt may be refinanced or paid off prior to their maturities during periods of declining interest rates. In that case, the Adviser may have to reinvest the proceeds from the securities at a lower rate. Potential market gains on a security subject to prepayment risk may be more limited than potential market gains on a comparable security that is not subject to prepayment risk.

CONVERTIBLE SECURITIES. Convertible securities are preferred stocks or bonds that pay a fixed dividend or interest payment and are convertible into common stock at a specified price or conversion ratio.

Traditionally, convertible securities have paid dividends or interest rates higher than common stocks but lower than nonconvertible securities. They generally participate in the appreciation or depreciation of the underlying stock into which they are convertible, but to a lesser degree. These securities are also subject to market risk, interest rate risk and credit risk.

DERIVATIVES. Derivatives are used to limit risk in the Portfolio or to enhance investment return, and have a return tied to a formula based upon an interest rate, index, price of a security, or other measurement. Derivatives include options, futures, forward contracts and related products.

Options are the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price.

Futures are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date.

Forward contracts are contracts to purchase or sell a specified amount of a financial instrument for an agreed upon price at a specified time.

Derivatives may be used to hedge against an opposite position that the Portfolio holds. Any loss generated by the derivatives should be offset by gains in the hedged investment. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains or result in losses or missed opportunities. In addition, derivatives that are used for hedging the Portfolio in specific securities may not fully offset the underlying positions. The counterparty to a derivatives contract also could default. Derivatives that involve leverage could magnify losses.

Derivatives may also be used to maintain the Portfolio's exposure to the market, manage cash flows or to attempt to increase income. Using derivatives for purposes other than hedging is speculative and involves greater risks. In many foreign countries, futures and options markets do not exist or are not sufficiently developed to be effectively used by a Portfolio that invests in foreign securities.

DIRECT PARTICIPATION IN CORPORATE LOANS. By purchasing a loan, the Portfolio acquires some or all of the interest of a bank or other lending institution in a loan to a corporate borrower. Many such loans are secured, and most impose restrictive covenants which must be met by the borrower. These loans are made generally to finance internal growth, mergers, acquisitions, stock repurchases, leveraged buy-outs and other corporate activities. Such loans may be in default at the time of purchase. The Portfolio may also purchase trade or other claims against companies, which generally represent money owed by the company to a supplier of goods or services. These claims may also be purchased at a time when the company is in default. Certain loans acquired by the Portfolio may involve revolving credit facilities or other standby financing commitments which obligate the Portfolio to pay additional cash on a certain date or on demand.

The highly leveraged nature of many such loans may make such loans especially vulnerable to adverse changes in economic or market conditions. Loans and other direct investments may not be in the form of securities or may be subject to restrictions on transfer, and only limited opportunities may exist to resell such instruments. As a result, the Portfolio may be unable to sell such investments at an opportune time or may have to resell them at less than fair market value.

DOLLAR ROLL TRANSACTIONS. Mortgage dollar rolls are transactions in which the Portfolio sells securities for delivery in the current month and simultaneously contracts with the same counter-party to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date. During the roll period, the Portfolio loses the right to receive principal (including prepayments of principal) and interest paid on the securities sold. However, the Portfolio would benefit to the extent of any difference between the price received for the securities sold and the lower forward price for the future purchase (often referred to as the "drop") or fee income plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. Unless such benefits exceed the income, capital appreciation and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of the Portfolio compared with what such performance would have been without the use of mortgage dollar rolls. Accordingly, the benefits derived from the use of mortgage dollar rolls depend upon the Adviser's ability to manage mortgage prepayments. There is no assurance that mortgage dollar rolls can be successfully employed. All cash proceeds will be invested in instruments that are permissible investments for the Portfolio.

The Portfolio will maintain until the settlement date the segregation, either on the records of the Adviser or with the Trust's custodian, of cash or other liquid securities in an amount equal to the forward purchase price.

FOREIGN CURRENCY TRANSACTIONS. Foreign currency transactions are entered into for the purpose of hedging against foreign exchange risk arising from the Portfolio's investment or anticipated investment in securities denominated in foreign currencies. The Portfolio also may enter into these contracts for purposes of increasing exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. Foreign currency transactions include the purchase of foreign currency on a spot (or cash) basis, contracts to purchase or sell foreign currencies at a future date (forward contracts), the purchase and sale of foreign currency futures contracts, and the purchase of exchange traded and over-the-counter call and put options on foreign currency futures contracts and on foreign currencies.

These hedging transactions do not eliminate fluctuations in the underlying prices of the securities which the Portfolio owns or intends to purchase or sell. They simply establish a rate of exchange which can be achieved at some future point in time.

Foreign currency exchange rates may fluctuate significantly over short periods of time. A forward foreign currency exchange contract reduces the Portfolio's exposure to changes in the value of the currency it will deliver and increases its exposure to changes in the value of the currency it will exchange into. Contracts to sell foreign currency will limit any potential gain which might be realized by the Portfolio if the value of the hedged currency increases. In the case of forward contracts entered into for the purpose of increasing return, the Portfolio may sustain losses which will reduce its gross income. Forward foreign currency exchange contracts also involve the risk that the party with which the Portfolio enters the contract may fail to perform its obligations to the Portfolio. The purchase and sale of foreign currency futures contracts and the purchase of call and put options on foreign currency futures contracts and on foreign currencies involve certain risks associated with derivatives.

FOREIGN DEBT SECURITIES. Foreign debt securities are issued by foreign corporations and governments. They may include Eurodollar obligations and Yankee bonds.

Foreign debt securities are subject to foreign investment risk, credit risk and interest rate risk. Securities in developing countries are also subject to the additional risks associated with emerging markets.

FOREIGN EQUITY SECURITIES. Foreign equity securities are subject to foreign investment risk in addition to the risks applicable to domestic equity securities, such as market risk.

FORWARD COMMITMENTS, WHEN-ISSUED AND DELAYED DELIVERY SECURITIES. Forward commitments, when-issued and delayed delivery securities generally involve the purchase of a security with payment and delivery at some time in the future--I.E., beyond normal settlement. The Portfolio does not earn interest on such securities until settlement and bears the risk of market value fluctuations in between the purchase and settlement dates. New issues of stocks and bonds, private placements and U.S. Government securities may be sold in this manner.

HIGH QUALITY SHORT-TERM DEBT OBLIGATIONS, INCLUDING BANKERS' ACCEPTANCES, COMMERCIAL PAPER AND CERTIFICATES OF DEPOSIT ISSUED OR GUARANTEED BY BANK HOLDING COMPANIES IN THE U.S., THEIR SUBSIDIARIES AND FOREIGN BRANCHES OR OF THE WORLD BANK; VARIABLE AMOUNT MASTER DEMAND NOTES AND VARIABLE RATE NOTES ISSUED BY U.S. AND FOREIGN CORPORATIONS.

Commercial paper is a short-term debt obligation with a maturity ranging from one to 270 days issued by banks, corporations, and other borrowers to investors seeking to invest idle cash.

Variable amount master demand notes differ from ordinary commercial paper in that they are issued pursuant to a written agreement between the issuer and the holder, their amounts may be increased from time to time by the holder (subject to an agreed maximum) or decreased by the holder or the issuer, they are payable on demand, the rate of interest payable on them varies with an agreed formula and they are typically not rated by a rating agency. Transfer of such notes is usually restricted by the issuer, and there is no secondary trading market for them. Any variable amount master demand note purchased by the Portfolio will be regarded as an illiquid security.

These instruments are subject to credit risk, interest rate risk and foreign investment risk.

HIGH YIELD/HIGH RISK DEBT SECURITIES. High yield/high risk debt securities are securities that are rated below investment grade by the primary rating agencies (e.g., BB or lower by S&P and Ba or lower by Moody's. Other terms commonly used to describe such securities include "lower rated bonds," "noninvestment grade bonds," and "junk bonds."

High yield/high risk debt securities are subject to high yield debt security risk as described in "Primary Risks" above.

ILLIQUID AND RESTRICTED SECURITIES. The Portfolio may invest a portion of its assets in restricted and illiquid securities, which are investments that the Portfolio cannot easily resell within seven days at current value or that have contractual or legal restriction on resale. Restricted securities include those which are not registered under the Securities Act of 1933, as amended (the "1933 Act"), and are purchased directly from the issuer or in the secondary market (private placements).

If the Portfolio buys restricted or illiquid securities it may be unable to quickly resell them or may be able to sell them only at a price below current value or could have difficulty valuing these holdings precisely.

In recent years, however, a large institutional market has developed for certain securities that are not registered under the 1933 Act, including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

INDEXED SECURITIES. The Portfolio may invest in indexed securities whose value is linked to foreign currencies, interest rates, commodities, indices or other financial indicators. Most indexed securities are short to intermediate term fixed income securities whose values at maturity (I.E., principal value) or interest rates rise or fall according to changes in the value of one or more specified underlying instruments. Indexed securities may be positively or negatively indexed (I.E., their principal value or interest rates may increase or decrease if the underlying instrument appreciates), and may have return characteristics similar to direct investments in the underlying instrument or to one or more options on the underlying instrument. Indexed securities may be more volatile than the underlying instrument itself and could involve the loss of all or a portion of the principal amount of, or interest on, the instrument.

INTEREST RATE TRANSACTIONS. Interest rate transactions are hedging transactions such as in-terest rate swaps and the purchase or sale of interest rate caps and floors. They are used by a Portfolio in an attempt to protect the value of its investments from interest rate fluctuations. Interest rate swaps involve the exchange by the Portfolio with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a no-tional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a pre-determined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate floor. The Adviser to the Portfolio enters into these trans-actions on behalf of the Portfolio primarily to preserve a return or spread on a particular investment or portion of its portfolio or to protect against any increase in the price of secu-rities the Portfolio anticipates purchasing at a later date. The Portfolio will not sell interest rate caps or floors that it does not own.

There is the risk that the Adviser may incorrectly predict the direction of interest rates result-ing in losses to the Portfolio.

INVESTMENT GRADE DEBT SECURITIES. Investment grade debt securities are securities rated in one of the four highest rating categories by S&P, Moody's or other nationally recognized rating agency. These securities are subject to interest rate risk and credit risk. Securities rated in the fourth investment category by a nationally recognized rating agency (e.g., BBB by S&P and Baa by Moody's) may have speculative characteristics.

MORTGAGE-BACKED SECURITIES, INCLUDING GNMA CERTIFICATES, MORTGAGE-BACKED BONDS AND STRIPPED MORTGAGE-BACKED SECURITIES. Mortgage-backed securities include securities backed by Ginnie Mae and Fannie Mae as well as by private issuers. These securities represent collections (pools) of commercial and residential mortgages. These securities are generally pass-through securities, which means that principal and interest payments on the underlying securities (less servicing fees) are passed through to shareholders on a pro rata basis.

These securities carry general fixed income security risks, such as credit risk and interest rate risk, as well as prepayment risk.

NON-MORTGAGE ASSET-BACKED SECURITIES. Non-mortgage asset-backed securities include equipment trust certificates and interests in pools of receivables, such as motor vehicle installment purchase obligations and credit card receivables. Such securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in the underlying pools of assets. This means that principal and interest payments on the underlying securities (less servicing fees) are passed through to shareholders on a pro rata basis.

The value of some asset-backed securities may be particularly sensitive to changes in prevailing interest rates, and like other fixed income investments, the ability of the Portfolio to successfully use these instruments may depend in part upon the ability of the Adviser to forecast interest rates and other economic factors correctly.

PIK (PAY-IN-KIND) DEBT SECURITIES AND ZERO-COUPON BONDS. PIK debt securities are debt obligations which provide that the issuer may, at its option, pay interest on such bonds in cash or in the form of additional debt obligations. Such investments benefit the issuer by mitigating its need for cash to meet debt service, but also require a higher rate of return to attract investors who are willing to defer receipt of such cash.

Zero-coupon bonds are bonds that provide for no current interest payment and are sold at a discount. These investments pay no interest in cash to its holder during its life and usually trade at a deep discount from their face or par value. These investments may experience greater volatility in market value due to changes in interest rates than debt obligations which make regular payments of interest. The Portfolio will accrue income on such investments for tax accounting purposes, as required, which is distributable to shareholders and which, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities to satisfy the Portfolio's distribution obligations.

These securities are subject to credit risk and interest rate risk.

PREFERRED STOCKS. Preferred stocks are equity securities that generally pay dividends at a specified rate and have preference over common stock in the payment of dividends and liquidation. Preferred stock generally does not carry voting rights.

Preferred stocks are subject to market risk. In addition, because preferred stocks pay fixed dividends, an increase in interest rates may cause the price of a preferred stock to fall.

REPURCHASE AGREEMENTS. Repurchase agreements involve the purchase of a security by the Portfolio and a simultaneous agreement by the seller (generally a bank or dealer) to repurchase the security from the Portfolio at a specified date or upon demand. This technique offers a method of earning income on idle cash.

Repurchase agreements involve credit risk, I.E., the risk that the seller will fail to repurchase the security, as agreed. In that case, the Portfolio will bear the risk of market value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security.

REVERSE REPURCHASE AGREEMENTS. Reverse repurchase agreements involve the sale of a security by the Portfolio to another party (generally a bank or dealer) in return for cash and an agreement by the Portfolio to buy the security back at a specified price and time.

Reverse repurchase agreements will be used primarily to provide cash to satisfy unusually high redemption requests or for other temporary or emergency purposes. Reverse repurchase agreements are considered a form of borrowing by the Portfolio and, therefore, are a form of leverage. Leverage may cause any gains or losses of the Portfolio to be magnified.

RIGHTS AND WARRANTS. Warrants basically are options to purchase equity securities at specific prices valid for a specific period of time. Their prices do not necessarily move parallel to the prices of the underlying securities. Rights are similar to warrants, but normally have a short duration and are distributed directly by the issuer to its shareholders. Rights and warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer. These investments carry the risk that they may be worthless to the Portfolio at the time it may exercise its rights, due to the fact that the underlying securities have a market value less than the exercise price. Warrants also include Low Exercise Price Call Warrants or other structured securities for the purpose of gaining exposure to stocks is difficult to access foreign local markets.

SECURITIES LOANS. For purposes of realizing additional income, the Portfolio may lend securities to broker-dealers or institutional investors approved by the Board of Trustees of the Trust. All securities loans will be made pursuant to agreement requiring the loans to be continuously secured by collateral in cash or high grade debt obligations at least equal at all times to the market value of the loaned securities. The borrower pays to the Portfolio an amount equal to any dividends or interest received on loaned securities. The Portfolio retains all or a portion of the interest received on investment of cash collected or receives a fee from the borrower.

The risk in lending portfolio securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral, or in the recovery of the securities or possible loss of rights in their collateral should the borrower fail financially.

SHORT SALES. Short sales are sales of securities that the seller does not own. The seller must borrow the securities to make delivery to the buyer. A short sale may be uncollateralized or against-the-box. A short sale is "against-the-box" if at all times when the short position is open, the seller owns an equal amount of the securities sold short or securities convertible into, or exchanged without further consideration for, securities of the same issue as the securities sold short.

The price of securities purchased to replace borrowed securities sold short may be greater than proceeds received in the short sale resulting in a loss to the Portfolio.

U.S. GOVERNMENT SECURITIES. U.S. Government securities include direct obligations of the U.S. Government that are supported by its full faith and credit, like Treasury bills and GNMA certificates. Treasury bills have initial maturities of less than one year, Treasury notes have initial maturities of one to ten years and Treasury bonds may be issued with any maturity but generally have maturities of at least ten years. U.S. Government securities also include indirect obligations of the U.S. Government that are issued by federal agencies and government-sponsored entities, like bonds and notes issued by the Federal Home Loan Bank and Fannie Mae. Unlike Treasury securities, agency securities generally are not backed by the full faith and credit of the U.S. Government. Some agency securities are supported by the right of the issuer to borrow from the Treasury, others are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations and others are supported only by the credit of the sponsoring agency.

U.S. Government securities are subject to interest rate risk. Credit risk is remote.

DEFENSIVE INVESTMENTS


Under adverse market or economic conditions, the Portfolio could invest for temporary defensive purposes some or all of its assets in money market securities or utilize other investment strategies that may be inconsistent with the Portfolio's principal investment strategy. Temporary defensive instruments generally include U.S. government securities, bank time deposits denominated in the currency of any major nation, commercial paper and repurchase agreements. The Adviser may also invest in these types of securities or hold cash while looking for suitable investment opportunities or to maintain liquidity. Although the Portfolio would employ these measures only in seeking to avoid losses, they could reduce the benefit from an upswing in the market or prevent the Portfolio from meeting its investment objective.


PORTFOLIO TURNOVER

The Portfolio's Adviser will sell a security when it believes it is appropriate to do so, regardless of how long the Portfolio has owned that security. Buying and selling securities generally involves some expense to the Portfolio, such as commissions paid to brokers and other transaction costs. Generally speaking, the higher the Portfolio's annual portfolio turnover rate, the greater its brokerage costs. Increased brokerage costs may adversely affect the Portfolio's performance. Annual turnover rate of 100% or more is considered high. The Portfolio generally intends to purchase securities for long-term investment and therefore will have a relatively low turnover rate.

DOWNGRADES IN FIXED INCOME DEBT SECURITIES

Unless required by applicable law, the Portfolio is not required to sell or dispose of any debt security that either loses its rating or has its rating reduced after the Portfolio purchases the security.

MANAGEMENT

The Trust's Board of Trustees is responsible for managing the business affairs of the Trust. The Trustees meet periodically to review the affairs of the Trust and to establish certain guidelines which the Manager and Adviser are expected to follow in implementing the investment policies and objectives of the Trust. The Trustees also review the management of the Portfolio's assets by the Adviser. Information about the Trustees and executive officers of the Trust is contained in the SAI.

THE MANAGER

Met Investors Advisory, LLC (the "Manager"), 5 Park Plaza, Suite 1900, Irvine, California 92614, has overall responsibility for the general management and administration of the

Portfolio. The Manager selects and pays the fees of the Adviser for the Portfolio and monitors the Adviser's investment program. The Manager is an affiliate of MetLife.


As compensation for its services to the Portfolio, the Manager receives monthly compensation at an annual rate of 0.60% of the average daily net assets of the Portfolio.


A discussion regarding the basis of the decision of the Trust's Board of Trustees to approve the Management Agreement with the Manager and the investment advisory agreement with the Adviser is available in the Portfolio's annual report.


THE ADVISER

Under the terms of the agreement between the Adviser and the Manager, the Adviser will develop a plan for investing the assets of the Portfolio, select the assets to be purchased and sold by the Portfolio, select the broker-dealer or broker-dealers through which the Portfolio will buy and sell its assets, and negotiate the payment of commissions, if any, to those broker-dealers. The Adviser follows the investment policies set by the Manager and the Board of Trustees for the Portfolio. Day-to-day management of the investments in the Portfolio is the responsibility of the Adviser's portfolio managers. The portfolio managers of the Portfolio are indicated below following a brief description of the Adviser. The SAI provides additional information about each portfolio manager's compensation, other accounts managed and the person's ownership of securities in the Portfolio.

The Trust and the Manager have received an exemptive order from the Securities and Exchange Commission that permits the Manager, subject to certain conditions, and without the approval of shareholders to: (a) employ a new unaffiliated investment adviser for the Portfolio pursuant to the terms of a new investment advisory agreement, in each case either as a replacement for an existing Adviser or as an additional Adviser; (b) change the terms of any investment advisory agreement; and (c) continue the employment of an existing Adviser on the same advisory contract terms where a contract has been assigned because of a change in control of the Adviser. In such circumstances, shareholders would receive notice of such action, including the information concerning the new Adviser that normally is provided in a proxy statement.

The Manager pays the Adviser a fee based on the Portfolio's average daily net assets. The Portfolio is not responsible for the fees paid to the Adviser.


BLACKROCK FINANCIAL MANAGEMENT, INC. ("BFM"), 40 East 52nd Street, New York, New York 10022, is the Adviser to the BlackRock High Yield Portfolio of the Trust. BFM is a wholly owned subsidiary of BlackRock, Inc. ("BlackRock"), one of the world's largest asset management firms with over $1 trillion in assets under management as of December 31, 2007.

  . The Portfolio is managed by a team of investment professionals at BlackRock. The lead members of the team are KEVIN J. BOOTH, Managing Director of BFM since 2006, and JAMES KEENAN, Director of BFM since 2004. JEFF GARY, Managing Director of BFM since 2003, and SCOTT AMERO, Managing Director of BFM since 1990, are also part of the Portfolio's management team.

  . MR. BOOTH, CFA, is co-head of the high yield team within BlackRock's Fixed Income Portfolio Management Group. His primary responsibilities are managing portfolios and directing investment strategy. He specializes in hybrid high yield portfolios, consisting of leveraged bank loans, high yield bonds, and distressed obligations. Mr. Booth joined BFM following the merger with Merrill Lynch Investment Managers ("MLIM") in 2006. Prior to joining BFM, Mr. Booth was a Managing Director (Global Fixed Income) of MLIM in 2006, a Director from 1998 to 2006 and was a Vice President of MLIM from 1991 to 1998. He has been a portfolio manager with BlackRock or MLIM since 1992, and was a member of MLIM's bank loan group from 2000 to 2006.

  . MR. KEENAN, CFA, is co-head of the high yield team within BlackRock's Fixed Income Portfolio Management Group. His primary responsibilities are managing portfolios and directing investment strategy. Prior to joining BFM in 2004, Mr. Keenan was a senior high yield trader at Columbia Management Group from 2003 to 2004. Mr. Keenan began his investment career at UBS Global Asset Management where he held roles as a trader, research analyst and a portfolio analyst from 1998 through 2003.

  . MR. GARY is a portfolio manager of the high yield team within BlackRock's Fixed Income Portfolio Management Group. Prior to joining BFM in 2003, he was a Managing Director and portfolio manager with AIG (American General) Investment Group.

  . MR. AMERO is BlackRock's Global Chief Investment Officer for Fixed Income and co-head of the Fixed Income Portfolio Management Group. He is a member of the Executive, Operating and Management Committees and Chairman of the Fixed Income Investment Strategy Group that is responsible for global fixed income strategy, asset allocation and overall management of client portfolios.

  . MR. GARY and MR. AMERO have been portfolio managers of the Portfolio since 2006, and MR. BOOTH and MR. KEENAN have been part of the portfolio management team since 2007.


PRIOR EXPERIENCE WITH COMPARABLE FUND

The BlackRock High Yield Portfolio and the BlackRock Funds High Yield Bond Portfolio, which is also advised by BlackRock, have substantially similar investment objectives, policies, and strategies. BlackRock began managing the Portfolio in August, 2006. In order to provide you with information regarding the investment capabilities of BlackRock, performance information regarding the BlackRock Funds High Yield Bond Portfolio is presented. Management fees paid by the BlackRock Funds High Yield Portfolio are less than the fees paid by the Portfolio. If the same level of management fees charged to the Portfolio had been charged to the BlackRock Funds High Yield Bond Portfolio, the average annual return during the period would have been less than the returns set forth below. The result assumes that the current management fee paid by the BlackRock Funds High Yield Bond Portfolio, as a percentage of average net assets, applied to all prior periods. Such performance information should not be relied upon as an indication of the future performance of the Portfolio because, among other things, the asset sizes and expenses of BlackRock Funds High Yield Bond Portfolio and the Portfolio will vary.

The table below compares the BlackRock Funds High Yield Bond Portfolio's average annual compounded total returns for the 1- and 5-year periods and from inception through

12/31/07, with the Lehman Brothers U.S. Corporate High Yield - 2% Issuer Cap Index ("Lehman HY Index"). An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index. The calculations of total return assume the reinvestment of all dividends and capital gain distributions and the deduction of all recurring expenses that were charged to shareholder accounts. These figures do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower.



           Average Annual Total Returns as of 12/31/07
------------------------------------------------------------------
                                                 Since   Inception
                                 1 Year 5 Year Inception   Date
-------------------------------- ------ ------ --------- ---------
BlackRock Funds High Yield Bond
 Portfolio--Institutional shares  2.80% 11.37%   7.26%   11/19/98
Lehman HY Index                   2.27% 10.75%   5.96%*
* Performance data is from 11/30/98.



DISTRIBUTION PLAN

The Portfolio has adopted for its Class B shares a plan pursuant to Rule 12b-1 under the 1940 Act (the "Plan") and pursuant to the Plan, entered into a Distribution Agreement with MetLife Investors Distribution Company, located at 5 Park Plaza, Suite 1900, Irvine, California, 92614. MetLife Investors Distribution Company is an affiliate of the Manager, and serves as principal underwriter for the Trust. The Plan permits the use of Trust assets to help finance the distribution of the shares of the Portfolio. Under the Plan, the Trust, on behalf of the Portfolio, is permitted to pay to various service providers up to 0.50% of the average daily net assets of the Portfolio allocated to Class B shares as payment for services rendered in connection with the distribution of the shares of the Portfolio. Currently, payments are limited to 0.25% of average net assets, which amount may be increased to the full Plan amount by the Trustees of the Trust without shareholder approval. Because these fees are paid out of Trust assets on an on-going basis, over time these costs will increase the cost of your investment and may cost you more than other types of sales charges.


YOUR INVESTMENT

SHAREHOLDER INFORMATION

The separate accounts of MetLife are the record owners of the Portfolio's shares. Any reference to the shareholder in this Prospectus technically refers to those separate accounts and not to you, the Contract owner. The legal rights of you, the Contract owner, are different from the legal rights of the record owner.

However, MetLife is required to solicit instructions from Contract owners when voting on shareholder issues. Any voting by MetLife as shareholder would therefore reflect the actual votes of Contract owners. Neither the Securities and Exchange Commission nor MetLife requires any specific minimum percentage of Contract owners to vote in order for MetLife to echo vote the remaining unvoted votes. MetLife seeks to obtain a reasonable level of turnout given the particular voting trend. MetLife may use various methods of encouraging Contract owners to vote, including additional solicitations. The practice of echo voting means that a minority of Contract owners may, in practice, determine whether an item passes or fails. Please see "Voting Rights" in the prospectus for the Contracts for more information on your voting rights.

DISCLOSURE OF PORTFOLIO HOLDINGS


Shares of the Trust are offered only to separate accounts of the Insurance Companies. The following information is generally made available on one or more of the Insurance Company websites (including www.metlifeinvestors.com): (i) the ten largest portfolio holdings of the Portfolio; (ii) unless the Adviser has objected, the percentage of the Portfolio's net assets that each of the portfolio holdings represents; and (iii) the percentage of the Portfolio's net assets that these holdings represent in the aggregate. Unless the Adviser has objected, this information is posted on the website as early as on or about the tenth business day following the calendar quarter and no later than on or about the first business day of the second month following the calendar quarter. The Trust may exclude any portion of these holdings from the posting when deemed in the best interest of the Trust. These postings generally remain until replaced by new postings as described above. For these purposes, the Portfolio's ten largest portfolio holdings are not considered to include swaps, futures, or forward currency transactions or transactions transmitted to the Trust's custodian after certain established cut-off times.


A description of the Portfolio's policies and procedures with respect to the disclosure of the Portfolio's portfolio securities is available in the SAI.

DIVIDENDS, DISTRIBUTIONS AND TAXES

DIVIDENDS AND DISTRIBUTIONS

The Portfolio intends to distribute substantially all of its net investment income, if any. The Portfolio distributes its dividends from its net investment income to MetLife's separate accounts at least once a year and not to you, the Contract owner. These distributions are in the form of additional shares and not cash. The result is that the Portfolio's investment performance, including the effect of dividends, is reflected in the cash value of the Contracts. Please see the Contract prospectus for more information.

All net realized long- or short-term capital gains of the Portfolio are also declared once a year and reinvested in the Portfolio.

TAXES

Please see the Contract prospectus for a discussion of the tax impact on you resulting from the income taxes the separate accounts owe as a result of their ownership of the Portfolio's shares and their receipt of dividends and capital gains.

The Portfolio expects to qualify and to continue to qualify as a regulated investment company under Subchapter M of the Code. As qualified, the Portfolio is not subject to federal income tax on that part of its taxable income that it distributes to you. Taxable income consists generally of net investment income, and any capital gains. It is the Portfolio's intention to distribute all such income and gains.

Shares of the Portfolio are currently offered only to the separate accounts of MetLife. Separate accounts are insurance company separate accounts that fund life insurance policies and annuity contracts. Under the Code, an insurance company pays no tax with respect to income of a qualifying separate account when the income is properly allocable to the value of eligible variable annuity or variable life insurance contracts. For a discussion of the taxation of life insurance companies and the separate accounts, as well as the tax treatment of the policies and annuity contracts and the holders thereof, see the discussion of federal income tax considerations included in the prospectus for the Contracts.

Section 817(h) of the Code and the regulations thereunder impose "diversification" requirements on the assets underlying a Contract. The Portfolio intends to maintain diversification which will allow each Contract to satisfy these requirements. These requirements are in addition to the diversification requirements imposed on the Portfolio by Subchapter M and the 1940 Act. Technically, the section 817(h) requirements provide that, with limited exceptions, as of the end of each calendar quarter or within thirty days thereafter no more than 55% of the assets underlying a Contract may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments, and no more than 90% by any four investments. For this purpose, an investment in the Portfolio is treated not as a single investment but as an investment in each asset owned by the Portfolio, so long as shares of the Portfolio are owned only by separate accounts of insurance companies, by qualified pension and retirement plans, and by a limited class of other investors. The Portfolio is and will be so owned. Thus so long as the Portfolio meets the section 817(h) diversification tests, each Contract will also meet those tests. See the prospectus for the Contracts.

The foregoing is only a summary of some of the important federal income tax considerations generally affecting the Portfolio and you; see the SAI for a more detailed discussion. You are urged to consult your tax advisers.

REPORT TO POLICYHOLDERS

The fiscal year of the Portfolio ends on December 31 of each year. The Trust will send to you, at least semi-annually, reports which show the Portfolio's composition and other information. An annual report, with audited information, will be sent to you each year.

SALES AND PURCHASES OF SHARES


The Trust does not sell its shares directly to the public. The Trust continuously sells Class A and Class B shares of the Portfolio only to the separate accounts of MetLife to fund Contracts. The Trust could also offer shares to other separate accounts of other insurers if approved by the Board of Trustees.


PURCHASE AND REDEMPTION OF SHARES


MetLife Investors Distribution Company is the principal underwriter and distributor of the Trust's shares. MetLife Investors Distribution Company places orders for the purchase or redemption of shares of the Portfolio based on, among other things, the amount of net Contract premiums or purchase payments transferred to the separate accounts, transfers to or from a separate account investment division and benefit payments to be effected on a given date pursuant to the terms of the Contract. Such orders are effected, without sales charge, at the net asset value per share for the Portfolio determined on that same date. The Trust reserves the right to reject or limit all or part of any purchase or exchange order for any reason.

The Portfolio is available as an investment option under a number of different variable insurance products, many of which do not limit the number of transfers among the available underlying funds. A large number of transfers could raise transaction costs for the Portfolio and could require the Adviser to maintain increased cash reserves, which could harm performance in rising markets.


Shares of the Portfolio are sold and redeemed at their net asset value without the imposition of any sales commission or redemption charge. Class A shares are not subject to a Rule 12b-1 fee. Class B shares are subject to a Rule 12b-1 fee of 0.25% of average daily net assets. (However, certain sales or other charges may apply to the Contract, as described in the Contract prospectus.) Under certain circumstances, redemption proceeds may be paid in securities or other property rather than in cash if the Manager determines it is in the best interests of the Trust.


MARKET TIMING

The Trust's Board of Trustees has adopted certain procedures, described below, to discourage certain types of trading in Portfolio shares that may be harmful to long-term investors, specifically (i) trading that is designed to exploit pricing inefficiencies and thereby dilute the returns of long-term investors; or (ii) frequent trading by an investor that generates sufficiently volatile cash flows to be disruptive to a portfolio manager's ability to manage the Portfolio's assets ((i) or (ii), "market timing"). The Trust is not intended for investment by market timers. The Trust does not knowingly accommodate market timing in the Portfolio and, to the Trust's knowledge, there are no arrangements currently in place that are designed to permit any contract owner to engage in market timing. As discussed above, the Trust reserves the right to reject or limit all or part of any purchase or exchange order for any reason.


The Trust requires that the insurance company separate accounts that invest in the Portfolios have in place policies and procedures reasonably designed to detect and deter market timing in the separate accounts by contract owners. In addition, the Manager monitors cashflows of certain Portfolios identified as presenting pricing inefficiencies that could potentially be exploited by market timers, and, with respect to each Portfolio, conducts certain tests to help detect cash outflows or cashflow volatility that may be disruptive to a portfolio manager's ability to manage the Portfolio. If, based on such monitoring, the Manager believes (i) that a Portfolio's cash flows may reflect a pattern of market timing or (ii) that a Portfolio's cash flows may reflect frequent trading that is disruptive to the management of the Portfolio and it is appropriate given the context of the cash flow volatility (e.g., type of Portfolio, amount of assets), the Manager will refer the matter to the appropriate insurance company or companies.

Further, in accordance with Rule 22c-2 under the 1940 Act, the Trust has contracted with insurance separate accounts to enable it to request and receive information regarding transactions in the shares of the Trust's Portfolios and limit transactions that violate the Trust's policies on market timing.


If the Trust finds that any insurance company has in place inadequate policies and procedures, with respect to a particular separate account, to detect and deter market timing in Portfolio shares and there is evidence of market timing in that separate account, the Trust or any of its Portfolios may be discontinued as an investment option of that separate account. In such an event, all contract owners of such separate account would no longer be able to make new investments in the Trust or any of its Portfolios. The Trust reserves the right to modify this policy, including any procedures established from time to time to effectuate this policy, at any time without notice.

LIMITATIONS ON THE TRUST'S ABILITY TO DETECT AND DETER MARKET TIMING

The Portfolio is available as an investment option under a number of different variable insurance products. Owners of these variable insurance products transfer value among sub-accounts of the insurance company separate accounts by contacting the insurance companies. The resulting purchases and redemptions of Portfolio shares are made through omnibus accounts of the insurance companies. The right of an owner of such a variable insurance product to transfer among sub-accounts is governed by a contract between the insurance company and such owner. Many of these contracts do not limit the number of transfers among the available underlying funds that a contract owner may make. The terms of these contracts, the presence of financial intermediaries (including the insurance companies) between the Trust and contract owners, the utilization of omnibus accounts by these intermediaries and other factors such as state insurance laws may limit the Trust's ability to detect and deter market timing. Multiple tiers of such financial intermediaries may further compound the Trust's difficulty in detecting and deterring such market timing activities.

RISKS ASSOCIATED WITH MARKET TIMING GENERALLY

While the Trust will try to detect and deter market timing by utilizing the procedures described above, these procedures may not be successful in identifying or deterring market timing. By realizing profits through short-term trading, contract owners that engage in market timing activities may dilute the value of shares held by long-term investors. Cashflow volatility resulting from frequent trading of Portfolio shares, especially involving large dollar amounts, may disrupt a portfolio manager's ability to manage the Portfolio's assets. Frequent trading may be disruptive if it makes it difficult for the Portfolio to implement its long-term investment strategies, for example by causing the Portfolio to maintain a higher level of its assets in cash to accommodate such frequent trading. Frequent trading may also be disruptive if it forces the Portfolio to sell portfolio securities at inopportune times to raise cash to accommodate such trading activity. In addition, frequent trading may cause the Portfolio to incur increased expenses. For example, as a result of such frequent trading, the Portfolio may be forced to liquidate investments and thereby incur increased brokerage costs. All of these factors may adversely affect Portfolio performance.

Associated with an investment in the Portfolio that itself invests in securities that are, for example, thinly traded, traded infrequently, or relatively less liquid is the risk that the current market price for the securities may not accurately reflect current market values. A market timer may seek to engage in strategies designed to take advantage of these pricing differences ("price arbitrage") and thereby dilute the returns of long-term investors. Portfolios that may be adversely affected by price arbitrage include those Portfolios that significantly invest in small cap equity securities and in certain fixed-income securities, such as high yield bonds.

A Portfolio that invests significantly in foreign securities may be particularly susceptible to strategies designed to exploit pricing inefficiencies. This is because foreign securities are typically traded on markets that close well before the time the Portfolio calculates its net asset value (typically at 4:00 p.m. Eastern Time), which gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities. The time zone differences among international stock markets can allow a market timer engaging in certain strategies to exploit differences in Portfolio share prices that are based on closing prices of foreign securities established some time before the Portfolio calculates its own share price (a type of price arbitrage referred to as "time zone arbitrage"). As discussed more fully below, the Trust has procedures, referred to as fair value pricing, that allow the Trust to adjust closing market prices of foreign securities to reflect what is believed to be the fair value of those securities at the time the Portfolio calculates its net asset value. While there is no assurance, the Portfolio expects that the use of fair value pricing will reduce a market timer's ability to engage in time zone arbitrage to the detriment of Portfolio shareholders.

VALUATION OF SHARES


The Portfolio's net asset value ("NAV") per share is ordinarily determined once daily, as of the close of the regular session of business on the New York Stock Exchange (NYSE) (usually at 4:00 p.m., Eastern Time), on each day the NYSE is open. To the extent that the Portfolio's assets are traded in other markets when the NYSE is closed, the value of the Portfolio's assets may be effected on days when the Trust is not open for business. In addition, trading in some of the Portfolio's assets may not occur when the Trust is open for business.

NAV of a Portfolio share is computed by dividing the value of the net assets of the Portfolio by the total number of shares outstanding in the Portfolio. Share prices for any transaction are those next calculated after receipt of an order.


Except for money market instruments maturing in 60 days or less and foreign securities as discussed below, securities held by the Portfolio are valued at market value. If market values are not readily available, or if available market quotations are not reliable, securities are priced at their fair value as determined by the Valuation Committee of the Trust's Board of Trustees using procedures approved by the Board of Trustees. The Portfolio may use fair value pricing if the value of a security has been materially affected by events occurring before the Portfolio's calculation of NAV but after the close of the primary markets on which the security is traded. The Portfolio may also use fair value pricing if reliable market quotations are unavailable due to infrequent trading or if trading in a particular security was halted during the day and did not resume prior to the Portfolio's calculation of NAV. The use of fair value pricing has the effect of valuing a security based upon the price the Portfolio might reasonably expect to receive if it sold that security but does not guarantee that the security can be sold at the fair value price. Further, because of the inherent uncertainty of fair valuation, a fair valuation price may differ significantly from the value that would have been used had a ready market for the investment existed, and these differences could be material. With respect to any portion of the Portfolio's assets that is invested in other open-end investment companies, that portion of the Portfolio's NAV is calculated based on the NAV of that investment company. The prospectus for the other investment company explains the circumstances and effects of fair value pricing for that investment company.

The Portfolio has retained a third party pricing service to automatically fair value each of its investments that is traded principally on a foreign exchange or market, subject to adjustment by the Trust's Valuation Committee. The Valuation Committee will regularly monitor and review the services provided by the pricing service to the Portfolio and periodically report to the Board on the pricing services' performance.

Money market instruments maturing in 60 days or less are valued on the amortized cost basis.

FINANCIAL HIGHLIGHTS


The following financial highlights table is intended to help you understand the Portfolio's Class A shares financial performance for the past 5 years. Certain information reflects financial results for a single Portfolio share. Total return in the table shows how much an investment in the Portfolio would have increased (or decreased) during each period (assuming reinvestment of all dividends and distributions). The information for the years ended December 31, 2005 through December 31, 2007 has been audited by Deloitte & Touche LLP. For the years 2003 and 2004, other independent accountants have audited this information. Deloitte & Touche LLP's report, along with the Portfolio's financial statements, is included in the Annual Report of the Portfolio, which is available upon request.


  BLACKROCK HIGH YIELD PORTFOLIO#




                                                         FOR THE YEARS ENDED DECEMBER 31,
                                                      ---------------------------------------
CLASS A                                               2007(A)  2006(A) 2005(A)  2004  2003(A)
---------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                     $8.92  $8.84   $8.62   $8.41  $7.37
                                                      -------- ------  ------  ------ ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                     0.60   0.63    0.63    0.64   0.65
NET REALIZED AND UNREALIZED GAINS (LOSSES)              (0.34)   0.19  (0.41)    0.23   1.00
                                                      -------- ------  ------  ------ ------
TOTAL FROM INVESTMENT OPERATIONS                          0.26   0.82    0.22    0.87   1.65
                                                      -------- ------  ------  ------ ------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                    (0.94) (0.74)      --  (0.66) (0.61)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS               --     --      --      --     --
                                                      -------- ------  ------  ------ ------
TOTAL DISTRIBUTIONS                                     (0.94) (0.74)      --  (0.66) (0.61)
                                                      -------- ------  ------  ------ ------
NET ASSET VALUE, END OF PERIOD                           $8.24  $8.92   $8.84   $8.62  $8.41
                                                      -------- ------  ------  ------ ------
TOTAL RETURN                                             2.70%  9.81%   2.55%  10.38% 22.39%
                                                      -------- ------  ------  ------ ------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                 $404.1  $77.5   $84.0   $87.0  $76.0
RATIOS TO AVERAGE NET ASSETS(1):

EXPENSES                                                 0.72%  0.93%   0.87%  0.83%*  0.90%
NET INVESTMENT INCOME                                    7.21%  7.34%   7.28%   7.42%  7.93%
PORTFOLIO TURNOVER RATE                                  60.2%  88.9%   36.0%   38.0%  57.0%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                              0.73%(b)  0.96%   0.87%   0.87%  0.90%

--------------------------------------------------------------------------------
# On May 1, 2006, the Portfolio received, through a plan of reorganization, all of the assets and assumed the liabilities of the Federated High Yield Portfolio, a portfolio of The Travelers Series Trust, that followed the same investment objective as the Portfolio. The information for each of the periods prior to May 1, 2006 is that of the predecessor Federated High Yield Portfolio. Effective August 21, 2006, the Portfolio changed its name to BlackRock High Yield Portfolio and BlackRock Financial Management, Inc. became the Portfolio's Adviser.

*  The Manager waived a portion of the management fee for the year.

(a) Net investment income per share was calculated using average shares outstanding.

(b) Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.

FOR MORE INFORMATION

If you would like more information about the Portfolio, the following documents are available to you free upon request:

ANNUAL/SEMI-ANNUAL REPORTS

Contain additional information about the Portfolio's performance. In the Portfolio's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION ("SAI")

Provides a fuller technical and legal description of the Portfolio's policies, investment restrictions, and business structure. The SAI is legally considered to be a part of this Prospectus.

IF YOU WOULD LIKE A COPY OF THE CURRENT VERSIONS OF THESE DOCUMENTS, OR OTHER INFORMATION ABOUT THE PORTFOLIO, CONTACT:

                          MET INVESTORS SERIES TRUST
                           5 PARK PLAZA, SUITE 1900
                           IRVINE, CALIFORNIA 92614

                                1-800-848-3854

Free copies of the SAI and Annual and Semi-Annual Reports are available at the following website: www.metlifeinvestors.com

Information about the Portfolio, including the Annual and Semi-annual Reports and SAI, may also be obtained from the Securities and Exchange Commission ("SEC"):

[_] IN PERSONReview and copy documents in the SEC's Public Reference Room in
             Washington, D.C. (for information call 202-551-8090).

[_] ON LINE  Retrieve information from the EDGAR database on the SEC's web site at: http://www.sec.gov.

[_] BY MAIL  Request documents, upon payment of a duplicating fee, by writing to SEC, Public Reference Section, Washington, D.C. 20549 or by e-mailing the SEC at publicinfo@sec.gov.

                             SEC FILE # 811-10183

                                 MET INVESTORS
                            S E R I E S   T R U S T




                      BlackRock Large Cap Core Portfolio


                      Class A, Class B and Class E Shares

                                __PROSPECTUS__


                                APRIL 28, 2008




Like all securities, these securities have not been approved or disapproved by the Securities and Exchange Commission, nor has the Securities and
       Exchange Commission passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

                           ____TABLE OF CONTENTS____


                                                         PAGE

               INTRODUCTION                               3
                  Understanding the Trust                 3
                  Understanding the Portfolio             3

               THE PORTFOLIO                              4

                 INVESTMENT SUMMARY                       4
                  BlackRock Large Cap Core Portfolio      5

                 ADDITIONAL INVESTMENT STRATEGIES         10
                 MANAGEMENT                               14
                  The Manager                             14
                  The Adviser                             14
                  Distribution Plans                      15

               YOUR INVESTMENT                            16
                  Shareholder Information                 16
                  Dividends, Distributions and Taxes      16
                  Sales and Purchases of Shares           18

               FINANCIAL HIGHLIGHTS                       22

               FOR MORE INFORMATION                   Back Cover

INTRODUCTION

UNDERSTANDING THE TRUST


Met Investors Series Trust (the "Trust") is an open-end management investment company that offers a selection of fifty-two managed investment portfolios or mutual funds. Only one of these portfolios is offered through this Prospectus (the "Portfolio"). Please see the Investment Summary section of this Prospectus for specific information on the Portfolio.


  INVESTING THROUGH A VARIABLE INSURANCE CONTRACT

  Class A, Class B and Class E shares of the Portfolio are currently only sold to separate accounts of Metropolitan Life Insurance Company and certain of its affiliates (collectively, "MetLife" or the "Insurance Companies") to fund the benefits under certain individual flexible premium variable life insurance policies and individual and group variable annuity contracts (collectively, "Contracts"). As a Contract owner, your premium payments are allocated to the Portfolio in accordance with your Contract.

  A particular class of the Portfolio may not be available under the Contract you have chosen. The prospectus for the Contracts shows the classes available to you. Please read this Prospectus carefully. It provides information to assist you in your decision. If you would like additional information about the Portfolio, please request a copy of the Statement of Additional Information ("SAI"). For details about how to obtain a copy of the SAI and other reports and information, see the back cover of this Prospectus. The SAI is incorporated by reference into this Prospectus.

  The Portfolio's name and investment objective are very similar to a certain publicly available mutual fund that is managed by the same investment adviser. The Portfolio in this Prospectus is not that publicly available mutual fund and will not have the same performance. Different performance will result from such factors as different implementation of investment policies, different investment restrictions, different cash flows into and out of the Portfolio, different fees and expenses, and different asset sizes.

UNDERSTANDING THE PORTFOLIO

After this Introduction you will find an Investment Summary for the Portfolio. The Investment Summary presents important facts about the Portfolio, including information about its investment objective, principal investment strategy, primary risks, fees and expenses and past performance.


 PLEASE SEE THE CONTRACT PROSPECTUS FOR A DETAILED EXPLANATION OF YOUR CONTRACT.

                                 THE PORTFOLIO


 THE PORTFOLIO IN THIS PROSPECTUS IS A MUTUAL FUND: A POOLED INVESTMENT THAT IS PROFESSIONALLY MANAGED AND THAT GIVES YOU THE OPPORTUNITY TO PARTICIPATE IN FINANCIAL MARKETS. THE PORTFOLIO STRIVES TO REACH ITS STATED INVESTMENT OBJECTIVE, WHICH CAN BE CHANGED WITHOUT SHAREHOLDER APPROVAL. AS WITH ALL MUTUAL FUNDS, THERE IS NO GUARANTEE THAT THE PORTFOLIO WILL ACHIEVE ITS INVESTMENT OBJECTIVE.


 THE PORTFOLIO'S ADVISER MAY SELL A PORTFOLIO SECURITY WHEN THE VALUE OF THE INVESTMENT REACHES OR EXCEEDS ITS ESTIMATED FAIR VALUE, TO TAKE ADVANTAGE
 OF MORE ATTRACTIVE INVESTMENT OPPORTUNITIES, WHEN THE ISSUER'S INVESTMENT FUNDAMENTALS BEGIN TO DETERIORATE, WHEN THE PORTFOLIO MUST MEET REDEMPTIONS, OR FOR OTHER INVESTMENT REASONS.


INVESTMENT SUMMARY

The Portfolio summary discusses the following:

    INVESTMENT OBJECTIVE
    What is the Portfolio's investment goal?

    PRINCIPAL INVESTMENT STRATEGY
    How does the Portfolio attempt to achieve its investment goal? What types of investments does it contain? What style of investing and investment philosophy does it follow?

    PRIMARY RISKS
    What are the specific risks of investing in the Portfolio?

    PAST PERFORMANCE
    How well has the Portfolio performed over time?

    FEES AND EXPENSES
    What is the cost of investing in the Portfolio?

In addition to its principal investment strategy, the Portfolio may invest in various types of securities and engage in various investment techniques and practices which are not the principal focus of the Portfolio and therefore are not described in the Investment Summary section of the Prospectus. These other securities and investment techniques and practices in which the Portfolio may engage, together with their risks, are briefly discussed in "Additional Investment Strategies" in this Prospectus.

The SAI provides more detailed information regarding the various types of securities that the Portfolio may purchase and certain investment techniques and practices of its Adviser.

The Contracts may be sold by banks. AN INVESTMENT IN THE PORTFOLIO THROUGH A CONTRACT IS NOT A DEPOSIT OR OBLIGATION OF, OR GUARANTEED BY, ANY BANK, AND IS NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY OF THE U.S. GOVERNMENT.

                      BLACKROCK LARGE CAP CORE PORTFOLIO


INVESTMENT OBJECTIVE:

Long-term capital growth.

PRINCIPAL INVESTMENT STRATEGY:


The Portfolio invests primarily in a diversified portfolio of equity securities of large cap companies located in the United States. Normally, the Portfolio invests at least 80% of its assets in equity securities of large cap companies selected from among those that are, at the time of purchase, included in the Russell 1000 Index (the "Index"). As of February 29, 2008, the Index included companies with market capitalizations between $305 million and $490 billion. The size of the companies in the Index changes with market conditions and composition of the Index. The Portfolio uses an investment approach that blends growth (investing in equity securities that the Adviser believes have good prospects for earnings growth) and value (investing in equity securities that are priced below what the Adviser believes to be their worth) and will seek to outperform its benchmark index, the Russell 1000 Index.


The Adviser uses a quantitative model to look for companies that are consistent with the Portfolio's strategy. The Adviser looks for strong relative earnings growth, preferring internal growth and unit growth to growth resulting from a company's pricing structure. A company's stock price relative to its earnings and book value is also examined. If the Adviser believes that a company is overvalued, the company will not be considered for investment. After the initial screening is performed, the Adviser relies on fundamental analysis, using both internal and external research, to optimize its quantitative model to choose companies the Adviser believes have strong, sustainable earnings growth with current momentum at attractive price valuations.

In seeking to outperform the Portfolio's benchmark index, the Adviser reviews potential investments using certain criteria that are based on the securities in the benchmark index. These criteria currently include the following:

  .  relative price-to-earnings and price-to-book ratios

  .  stability and quality of earnings momentum and growth

  .  weighted median market capitalization of the portfolio

  . allocation among the economic sectors of the portfolio as compared to its benchmark index

  .  weighted individual stocks within the applicable index

In seeking to achieve its investment objective, the Portfolio may also invest in options and futures and other forms of derivatives.

PRIMARY RISKS:

The value of your investment in the Portfolio may be affected by one or more of the following risks, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate. Please note that there are many other circumstances that could adversely affect your investment and prevent the Portfolio from reaching its objective, which are not described here.


MARKET RISK. The Portfolio's share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including disappointing corporate earnings, adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or a company may deteriorate. In addition, an assessment by the Portfolio's Adviser of particular companies may prove incorrect, resulting in losses or poor performance by those holdings, even in a rising market. The Portfolio could also miss attractive investment opportunities if its Adviser underweights markets or industries where there are significant returns, and could lose value if the Adviser overweights markets or industries where there are significant declines.


MARKET CAPITALIZATION RISK. Stocks fall into three broad market capitalization categories--large, medium and small. Investing primarily in one category carries the risk that due to current market conditions that category may be out of favor. If valuations of large capitalization companies appear to be greatly out of proportion to the valuations of small or medium capitalization companies, investors may migrate to the stocks of small and mid-sized companies causing a Portfolio that invests in these companies to increase in value more rapidly than a Portfolio that invests in larger, fully-valued companies. Larger more established companies may also be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion. Investing in medium and small capitalization companies may be subject to special risks associated with narrower product lines, more limited financial resources, smaller management groups, and a more limited trading market for their stocks as compared with larger companies. Securities of smaller capitalization issuers may therefore be subject to greater price volatility and may decline more significantly in market downturns than securities of larger companies. In some cases, these companies may be relatively new issuers (I.E., those having continuous operation histories of less than three years) which carries other risks in addition to the risks of other medium and small capitalization companies. New issuers may be more speculative because such companies are relatively unseasoned. These companies will often be involved in the development or marketing of a new product with no established market, which could lead to significant losses.

INVESTMENT STYLE RISK. Different investment styles tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. The Portfolio may outperform or underperform other funds that employ a different investment style. The Portfolio may also employ a combination of styles that impact its risk characteristics. Examples of different investment styles include growth and value investing. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's growth of earnings potential. Also, since growth companies usually invest a high portion of earnings in their business, growth stocks may lack the dividends of some value stocks that can cushion stock prices in a falling market. Growth oriented funds will typically underperform when value investing is in favor. Value stocks are those which are undervalued in comparison to their peers due to adverse business developments or other factors. Value investing carries the risk that the market will not recognize a security's inherent value for a long time, or that a stock judged to be undervalued may actually be appropriately priced or overvalued. Value oriented funds will typically underperform when growth investing is in favor.

DERIVATIVES RISK. The Portfolio's investments in derivatives can significantly increase the Portfolio's exposure to market risk and credit risk of the counterparty. Derivatives can also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative many not correlate perfectly with the relevant assets, rates and indices.

PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.


The performance shown below is the performance of the Portfolio's Class A shares, the Portfolio's oldest Class. The historical performance shown for the Portfolio's Class A shares prior to May 1, 2006 is the performance of the Portfolio's predecessor fund managed both by the Adviser's predecessor using the same investment objective and strategy as the Portfolio and by another investment adviser using the same investment objective. The assets of the Mercury Large Cap Core Portfolio of The Travelers Series Trust were transferred to the Portfolio on May 1, 2006.


The bar chart below shows you the performance of the Portfolio's Class A shares for each full calendar year since inception and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart. Effective November 17, 2003, Merrill Lynch Investment Managers, L.P. became the Adviser to the Mercury Large Cap Core Portfolio of The Travelers Series Trust. Information prior to that date is attributable to the Portfolio's former investment adviser. Effective October 1, 2006, BlackRock Advisors, LLC became the Portfolio's Adviser.


                Year-by-Year Total Return as of 12/31 of Each Year

                                    [CHART]

 1999     2000     2001     2002     2003     2004     2005     2006     2007
------   ------   ------   ------   ------   ------   ------   ------   ------
23.67%   -5.58%  -22.43%  -25.14%   21.16%   15.89%   12.05%   14.25%    6.55%

                      High Quarter: 4th-1999  +21.71%
                      Low Quarter:  3rd-2001  -19.36%









 PORTFOLIO MANAGEMENT:

..  BlackRock Advisors, LLC see page 15

..  For financial highlights see page 22

The table below compares the Portfolio's Class A, Class B and Class E shares' average annual compounded total returns for the 1- and 5-year periods and since inception through 12/31/07, as applicable, with the Russell 1000 Index, a widely recognized unmanaged index that measures the stock performance of the 1000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.



     Average Annual Total Return as of 12/31/07
----------------------------------------------------
                                   Since   Inception
                   1 Year 5 Year Inception   Date
------------------ ------ ------ --------- ---------
Class A             6.55% 13.88%   3.30%    3/23/98
Class B               --     --    0.92%    4/30/07
Class E               --     --    1.00%    4/30/07
Russell 1000 Index  5.77% 13.43%   5.00%*
* Index performance is from 3/31/98.


FEES AND EXPENSES:


The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2007 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE


Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)


                                          Class A Class B Class E
-----------------------------------------------------------------
Management Fee                             0.58%   0.58%   0.58%
-----------------------------------------------------------------
12b-1 Fees                                 None    0.25%   0.15%
-----------------------------------------------------------------
Other Expenses                             0.07%   0.06%   0.06%
-----------------------------------------------------------------
Total Annual Portfolio Operating Expenses  0.65%   0.89%   0.79%
-----------------------------------------------------------------

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.


The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.


EXAMPLE OF PORTFOLIO EXPENSES


         Class A  Class B  Class E
-----------------------------------
1 Year   $     67 $     91 $     81
-----------------------------------
3 Years  $    209 $    285 $    253
-----------------------------------
5 Years  $    363 $    495 $    440
-----------------------------------
10 Years $    812 $  1,100 $    981
-----------------------------------

ADDITIONAL INVESTMENT STRATEGIES

In addition to the principal investment strategies discussed in the Portfolio's Investment Summary, the Portfolio may at times invest a portion of its assets in the investment strategies and may engage in certain investment techniques as described below. The SAI provides a more detailed discussion of certain of these and other securities and indicates if the Portfolio is subject to any limitations with respect to a particular investment strategy. These strategies and techniques may involve risks. (PLEASE NOTE THAT SOME OF THESE STRATEGIES MAY BE A PRINCIPAL INVESTMENT STRATEGY FOR THE PORTFOLIO AND CONSEQUENTLY ARE ALSO DESCRIBED IN THE PORTFOLIO'S INVESTMENT SUMMARY.) The Portfolio is not limited by this discussion and may invest in other types of securities not precluded by the policies discussed elsewhere in this Prospectus.

CONVERTIBLE SECURITIES. Convertible securities are preferred stocks or bonds that pay a fixed dividend or interest payment and are convertible into common stock at a specified price or conversion ratio.

Traditionally, convertible securities have paid dividends or interest rates higher than common stocks but lower than nonconvertible securities. They generally participate in the appreciation or depreciation of the underlying stock into which they are convertible, but to a lesser degree. These securities are also subject to market risk, interest rate risk and credit risk.

DEPOSITARY RECEIPTS. Depositary receipts are receipts for shares of a foreign-based corporation that entitle the holder to dividends and capital gains on the underlying security. Receipts include those issued by domestic banks (American Depositary Receipts), foreign banks (Global or European Depositary Receipts), and broker-dealers (depositary shares).

These instruments are subject to market risk and foreign investment risk.

DERIVATIVES. Derivatives are used to limit risk in the Portfolio or to enhance investment return, and have a return tied to a formula based upon an interest rate, index, price of a security, or other measurement. Derivatives include options, futures, forward contracts and related products.

Options are the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price.

Futures are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date.

Forward contracts are contracts to purchase or sell a specified amount of a financial instrument for an agreed upon price at a specified time.

Derivatives may be used to hedge against an opposite position that the Portfolio holds. Any loss generated by the derivatives should be offset by gains in the hedged investment. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains or result in losses or missed opportunities. In addition, derivatives that are used for hedging the Portfolio in specific securities may not fully offset the underlying positions. The counterparty to a derivatives contract also could default. Derivatives that involve leverage could magnify losses.

Derivatives may also be used to maintain the Portfolio's exposure to the market, manage cash flows or to attempt to increase income. Using derivatives for purposes other than hedging is speculative and involves greater risks. In many foreign countries, futures and options markets do not exist or are not sufficiently developed to be effectively used by a Portfolio that invests in foreign securities.

FOREIGN EQUITY SECURITIES. Foreign equity securities are subject to foreign investment risk in addition to the risks applicable to domestic equity securities, such as market risk.

FORWARD COMMITMENTS, WHEN-ISSUED AND DELAYED DELIVERY SECURITIES. Forward commitments, when-issued and delayed delivery securities generally involve the purchase of a security with payment and delivery at some time in the future--I.E., beyond normal settlement. The Portfolio does not earn interest on such securities until settlement and bears the risk of market value fluctuations in between the purchase and settlement dates. New issues of stocks and bonds, private placements and U.S. Government securities may be sold in this manner.

HIGH QUALITY SHORT-TERM DEBT OBLIGATIONS, INCLUDING BANKERS' ACCEPTANCES, COMMERCIAL PAPER AND CERTIFICATES OF DEPOSIT ISSUED OR GUARANTEED BY BANK HOLDING COMPANIES IN THE U.S., THEIR SUBSIDIARIES AND FOREIGN BRANCHES OR OF THE WORLD BANK; VARIABLE AMOUNT MASTER DEMAND NOTES AND VARIABLE RATE NOTES ISSUED BY U.S. AND FOREIGN CORPORATIONS.

Commercial paper is a short-term debt obligation with a maturity ranging from one to 270 days issued by banks, corporations, and other borrowers to investors seeking to invest idle cash.

Variable amount master demand notes differ from ordinary commercial paper in that they are issued pursuant to a written agreement between the issuer and the holder, their amounts may be increased from time to time by the holder (subject to an agreed maximum) or decreased by the holder or the issuer, they are payable on demand, the rate of interest payable on them varies with an agreed formula and they are typically not rated by a rating agency. Transfer of such notes is usually restricted by the issuer, and there is no secondary trading market for them. Any variable amount master demand note purchased by the Portfolio will be regarded as an illiquid security.

These instruments are subject to credit risk, interest rate risk and foreign investment risk.

ILLIQUID AND RESTRICTED SECURITIES. The Portfolio may invest a portion of its assets in restricted and illiquid securities, which are investments that the Portfolio cannot easily resell within seven days at current value or that have contractual or legal restriction on resale. Restricted securities include those which are not registered under the Securities Act of 1933, as amended (the "1933 Act"), and are purchased directly from the issuer or in the secondary market (private placements).

If the Portfolio buys restricted or illiquid securities it may be unable to quickly resell them or may be able to sell them only at a price below current value or could have difficulty valuing these holdings precisely.

In recent years, however, a large institutional market has developed for certain securities that are not registered under the 1933 Act, including repurchase agreements, commercial paper, foreign securities, municipal securities, and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

PREFERRED STOCKS. Preferred stocks are equity securities that generally pay dividends at a specified rate and have preference over common stock in the payment of dividends and liquidation. Preferred stock generally does not carry voting rights.

Preferred stocks are subject to market risk. In addition, because preferred stocks pay fixed dividends, an increase in interest rates may cause the price of a preferred stock to fall.


REAL ESTATE INVESTMENT TRUSTS. Real estate investment trusts ("REITs") are entities which invest in commercial and other real estate properties. Risks associated with investments in securities of companies in the real estate industry include: decline in the value of real estate; risks related to general and local economic conditions; overbuilding and increased competition; increases in property taxes and operating expenses; changes in zoning laws; casualty or condemnation losses; variations in rental income; changes in neighborhood values; the appeal of properties to tenants; and increases in interest rates. In addition, equity REITs may be affected by changes in the values of the underlying property owned by the trusts, while mortgage REITs may be affected by the quality of credit extended. REITs are dependent upon management skills, may not be diversified and are subject to the risks of financing projects. Such REITs are also subject to heavy cash flow dependency, defaults by borrowers, self liquidation and the possibility of failing to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended (the "Code"), and to maintain exemption from the 1940 Act. In the event an issuer of debt securities collateralized by real estate defaults, it is conceivable that the REITs could end up holding the underlying real estate. The Portfolio, as a shareholder of a REIT, bears a portion of the REIT's annual operating expenses.


REPURCHASE AGREEMENTS. Repurchase agreements involve the purchase of a security by the Portfolio and a simultaneous agreement by the seller (generally a bank or dealer) to repurchase the security from the Portfolio at a specified date or upon demand. This technique offers a method of earning income on idle cash.

Repurchase agreements involve credit risk, I.E., the risk that the seller will fail to repurchase the security, as agreed. In that case, the Portfolio will bear the risk of market value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security.

RIGHTS AND WARRANTS. Warrants basically are options to purchase equity securities at specific prices valid for a specific period of time. Their prices do not necessarily move parallel to the prices of the underlying securities. Rights are similar to warrants, but normally have a short duration and are distributed directly by the issuer to its shareholders. Rights and warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer. These investments carry the risk that they may be worthless to the Portfolio at the time it may exercise its rights, due to the fact that the underlying securities have a market value less than the exercise price. Warrants also include Low Exercise Price Call Warrants or other structural securities for the purpose of gaining exposure to stocks in difficult to access foreign local markets.

SECURITIES LOANS. For purposes of realizing additional income, the Portfolio may lend securities to broker-dealers or institutional investors approved by the Board of Trustees of the Trust. All securities loans will be made pursuant to agreement requiring the loans to be continuously secured by collateral in cash or high grade debt obligations at least equal at all times to the market value of the loaned securities. The borrower pays to the Portfolio an amount equal to any dividends or interest received on loaned securities. The Portfolio retains all or a portion of the interest received on investment of cash collected or receives a fee from the borrower.

The risk in lending portfolio securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral, or in the recovery of the securities or possible loss of rights in their collateral should the borrower fail financially.

U.S. GOVERNMENT SECURITIES. U.S. Government securities include direct obligations of the U.S. Government that are supported by its full faith and credit, like Treasury bills and GNMA certificates. Treasury bills have initial maturities of less than one year, Treasury notes have initial maturities of one to ten years and Treasury bonds may be issued with any maturity but generally have maturities of at least ten years. U.S. Government securities also include indirect obligations of the U.S. Government that are issued by federal agencies and government-sponsored entities, like bonds and notes issued by the Federal Home Loan Bank and Fannie Mae. Unlike Treasury securities, agency securities generally are not backed by the full faith and credit of the U.S. Government. Some agency securities are supported by the right of the issuer to borrow from the Treasury, others are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations and others are supported only by the credit of the sponsoring agency.

U.S. Government securities are subject to interest rate risk. Credit risk is remote.

DEFENSIVE INVESTMENTS


Under adverse market or economic conditions, the Portfolio could invest for temporary defensive purposes some or all of its assets in money market securities or utilize other investment strategies that may be inconsistent with the Portfolio's principal investment strategy. Temporary defensive instruments generally include U.S. government securities, bank time deposits denominated in the currency of any major nation, commercial paper and repurchase agreements. The Adviser may also invest in these types of securities or hold cash while looking for suitable investment opportunities or to maintain liquidity. Although the Portfolio would employ these measures only in seeking to avoid losses, they could reduce the benefit from an upswing in the market or prevent the Portfolio from meeting its investment objective.


PORTFOLIO TURNOVER

The Portfolio's Adviser will sell a security when it believes it is appropriate to do so, regardless of how long the Portfolio has owned that security. Buying and selling securities generally in-volves some expense to the Portfolio, such as commissions paid to brokers and other transaction costs. Generally speaking, the higher the Portfolio's annual portfolio turnover rate, the greater its brokerage costs. Increased brokerage costs may adversely affect the Portfolio's performance. Annual turnover rate of 100% or more is considered high. The Portfolio generally intends to purchase securities for long-term investment and therefore will have a relatively low turnover rate.

DOWNGRADES IN FIXED INCOME DEBT SECURITIES

Unless required by applicable law, the Portfolio is not required to sell or dispose of any debt security that either loses its rating or has its rating reduced after the Portfolio purchases the security.

MANAGEMENT

The Trust's Board of Trustees is responsible for managing the business affairs of the Trust. The Trustees meet periodically to review the affairs of the Trust and to establish certain guidelines which the Manager and Adviser are expected to follow in implementing the investment policies and objectives of the Trust. The Trustees also review the management of the Portfolio's assets by the Adviser. Information about the Trustees and executive officers of the Trust is contained in the SAI.

THE MANAGER


Met Investors Advisory, LLC (the "Manager"), 5 Park Plaza, Suite 1900, Irvine, California 92614, has overall responsibility for the general management and administration of the Portfolio. The Manager selects and pays the fees of the Adviser for the Portfolio and monitors the Adviser's investment program. The Manager is an affiliate of MetLife.


As compensation for its services to the Portfolio, the Manager receives monthly compensation at an annual rate of a percentage of the average daily net assets of the Portfolio as follows: 0.625% of first $250 million of such assets plus 0.60% of such assets over $250 million up to $500 million plus 0.575% of such assets over $500 million up to $1 billion plus 0.55% of such assets over $1 billion up to $2 billion plus 0.50% of such assets over $2 billion.


A discussion regarding the basis of the decision of the Trust's Board of Trustees to approve the Management Agreement with the Manager and the investment advisory agreement with the Adviser is available in the Portfolio's annual report.


THE ADVISER

Under the terms of the agreement between the Adviser and the Manager, the Adviser will develop a plan for investing the assets of the Portfolio, select the assets to be purchased and sold by the Portfolio, select the broker-dealer or broker-dealers through which the Portfolio will buy and sell its assets, and negotiate the payment of commissions, if any, to those broker-dealers. The Adviser follows the investment policies set by the Manager and the Board of Trustees for the Portfolio. Day-to-day management of the investments in the Portfolio is the responsibility of the Adviser's portfolio manager. The portfolio manager of the Portfolio is indicated below following a brief description of the Adviser. The SAI provides additional information about the portfolio manager's compensation, other accounts managed and the person's ownership of securities in the Portfolio.


The Trust and the Manager have received an exemptive order from the Securities and Exchange Commission that permits the Manager, subject to certain conditions, and without the approval of shareholders to: (a) employ a new unaffiliated investment adviser for the Portfolio pursuant to the terms of a new investment advisory agreement, in each case either as a replacement for an existing Adviser or as an additional Adviser; (b) change the terms of any investment advisory agreement; and (c) continue the employment of an existing Adviser on the same advisory contract terms where a contract has been assigned because of a change in control of the Adviser. In such circumstances, shareholders would receive notice of such action, including the information concerning the new Adviser that normally is provided in a proxy statement.

The Manager pays the Adviser a fee based on the Portfolio's average daily net assets. The Portfolio is not responsible for the fees paid to the Adviser.


BLACKROCK ADVISORS, LLC, 100 Bellevue Parkway, Wilmington, Delaware 19809, is the Adviser to the Portfolio. BlackRock Advisors, LLC is a wholly-owned subsidiary of BlackRock, Inc., which is an affiliate of The PNC Financial Services Group, Inc. and Merrill Lynch & Co., Inc.

  . ROBERT C. DOLL, Jr., is the senior portfolio manager and is primarily responsible for the day-to-day management of the Portfolio and the selection of its investments. He has been the Portfolio's and its predecessor's portfolio manager since 2003. Mr. Doll has been Vice Chairman and Director of BlackRock, Inc. and Global Chief Investment Officer for Equities, Chairman of the BlackRock Retail Operating Committee and member of the BlackRock Executive Committee since 2006. Mr. Doll was President of FAM and its affiliate, Merrill Lynch Investment Managers, L.P. ("MLIM"), from 2001 to 2006. He was President and a member of the Board of the funds advised by MLIM and its affiliates from 2005 to 2006.


DISTRIBUTION PLANS

The Portfolio has adopted for its Class B and Class E shares a plan pursuant to Rule 12b-1 under the 1940 Act (the "Plan") and pursuant to the Plan, entered into a Distribution Agreement with MetLife Investors Distribution Company, located at 5 Park Plaza, Suite 1900, Irvine, California 92614. MetLife Investors Distribution Company is an affiliate of the Manager, and serves as principal underwriter for the Trust. The Plan permits the use of Trust assets to help finance the distribution of the shares of the Portfolio. Under the Plan, the Trust, on behalf of the Portfolio, is permitted to pay to various service providers up to 0.50% for Class B and up to 0.25% for Class E of the average daily net assets of the Portfolio allocated, as applicable, to Class B and Class E shares as payment for services rendered in connection with the distribution of the shares of the Portfolio. Currently, payments with respect to Class B and Class E shares are limited to 0.25% and 0.15%, respectively, of average net assets, which amount may be increased to the full Plan amount by the Trustees of the Trust without shareholder approval. Because these fees are paid out of Trust assets on an on-going basis, over time these costs will increase the cost of your investment and may cost you more than other types of sales charges.

YOUR INVESTMENT

SHAREHOLDER INFORMATION

The separate accounts of MetLife are the record owners of the Portfolio's shares. Any reference to the shareholder in this Prospectus technically refers to those separate accounts and not to you, the Contract owner. The legal rights of you, the Contract owner, are different from the legal rights of the record owner.

However, MetLife is required to solicit instructions from Contract owners when voting on shareholder issues. Any voting by MetLife as shareholder would therefore reflect the actual votes of Contract owners. Neither the Securities and Exchange Commission nor MetLife requires any specific minimum percentage of Contract owners to vote in order for MetLife to echo vote the remaining unvoted votes. MetLife seeks to obtain a reasonable level of turnout given the particular voting trend. MetLife may use various methods of encouraging Contract owners to vote, including additional solicitations. The practice of echo voting means that a minority of Contract owners may, in practice, determine whether an item passes or fails. Please see "Voting Rights" in the prospectus for the Contracts for more information on your voting rights.

DISCLOSURE OF PORTFOLIO HOLDINGS


Shares of the Trust are offered only to separate accounts of the Insurance Companies. The following information is generally made available on one or more of the Insurance Company websites (including www.metlifeinvestors.com): (i) the ten largest portfolio holdings of the Portfolio; (ii) unless the Adviser has objected, the percentage of the Portfolio's net assets that each of the portfolio holdings represents; and (iii) the percentage of the Portfolio's net assets that these holdings represent in the aggregate. Unless the Adviser has objected, this information is posted on the website as early as on or about the tenth business day following the calendar quarter and no later than on or about the first business day of the second month following the calendar quarter. The Trust may exclude any portion of these holdings from the posting when deemed in the best interest of the Trust. These postings generally remain until replaced by new postings as described above. For these purposes, the Portfolio's ten largest portfolio holdings are not considered to include swaps, futures, or forward currency transactions or transactions transmitted to the Trust's custodian after certain established cut-off times.


A description of the Portfolio's policies and procedures with respect to the disclosure of the Portfolio's portfolio securities is available in the SAI.

DIVIDENDS, DISTRIBUTIONS AND TAXES

DIVIDENDS AND DISTRIBUTIONS

The Portfolio intends to distribute substantially all of its net investment income, if any. The Portfolio distributes its dividends from its net investment income to MetLife's separate ac-counts at least once a year and not to you, the Contract owner. These distributions are in the form of additional shares and not cash. The result is that the Portfolio's investment performance, including the effect of dividends, is reflected in the cash value of the Contracts. Please see the Contract prospectus for more information.

All net realized long- or short-term capital gains of the Portfolio are also declared once a year and reinvested in the Portfolio.

TAXES

Please see the Contract prospectus for a discussion of the tax impact on you resulting from the income taxes the separate accounts owe as a result of their ownership of the Portfolio's shares and their receipt of dividends and capital gains.

The Portfolio expects to qualify and to continue to qualify as a regulated investment company under Subchapter M of the Code. As qualified, the Portfolio is not subject to federal income tax on that part of its taxable income that it distributes to you. Taxable income consists generally of net investment income, and any capital gains. It is the Portfolio's intention to distribute all such income and gains.

Shares of the Portfolio are currently offered only to the separate accounts of MetLife. Separate accounts are insurance company separate accounts that fund life insurance policies and annuity contracts. Under the Code, an insurance company pays no tax with respect to income of a qualifying separate account when the income is properly allocable to the value of eligible variable annuity or variable life insurance contracts. For a discussion of the taxation of life insurance companies and the separate accounts, as well as the tax treatment of the policies and annuity contracts and the holders thereof, see the discussion of federal income tax considerations included in the prospectus for the Contracts.

Section 817(h) of the Code and the regulations thereunder impose "diversification" requirements on the assets underlying a Contract. The Portfolio intends to maintain diversification which will allow each Contract to satisfy these requirements. These requirements are in addition to the diversification requirements imposed on the Portfolio by Subchapter M and the 1940 Act. Technically, the section 817(h) requirements provide that, with limited exceptions, as of the end of each calendar quarter or within thirty days thereafter no more than 55% of the assets underlying a Contract may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments, and no more than 90% by any four investments. For this purpose, an investment in the Portfolio is treated not as a single investment but as an investment in each asset owned by the Portfolio, so long as shares of the Portfolio are owned only by separate accounts of insurance companies, by qualified pension and retirement plans, and by a limited class of other investors. The Portfolio is and will be so owned. Thus so long as the Portfolio meets the section 817(h) diversification tests, each Contract will also meet those tests. See the prospectus for the Contracts.

The foregoing is only a summary of some of the important federal income tax considerations generally affecting the Portfolio and you; see the SAI for a more detailed discussion. You are urged to consult your tax advisers.

REPORT TO POLICYHOLDERS

The fiscal year of the Portfolio ends on December 31 of each year. The Trust will send to you, at least semi-annually, reports which show the Portfolio's composition and other information. An annual report, with audited information, will be sent to you each year.

SALES AND PURCHASES OF SHARES

The Trust does not sell its shares directly to the public. The Trust continuously sells Class A, Class B and Class E shares of the Portfolio only to the separate accounts of MetLife to fund Contracts. The Trust could also offer shares to other separate accounts of other insurers if approved by the Board of Trustees.

PURCHASE AND REDEMPTION OF SHARES

MetLife Investors Distribution Company is the principal underwriter and distributor of the Trust's shares. MetLife Investors Distribution Company places orders for the purchase or redemption of shares of the Portfolio based on, among other things, the amount of net Contract premiums or purchase payments transferred to the separate accounts, transfers to or from a separate account investment division and benefit payments to be effected on a given date pursuant to the terms of the Contract. Such orders are effected, without sales charge, at the net asset value per share for the Portfolio determined on that same date. The Trust reserves the right to reject or limit all or part of any purchase or exchange order for any reason.

The Portfolio is available as an investment option under a number of different variable insurance products, many of which do not limit the number of transfers among the available underlying funds. A large number of transfers could raise transaction costs for the Portfolio and could require the Adviser to maintain increased cash reserves, which could harm performance in rising markets.

Shares of the Portfolio are sold and redeemed at their net asset value without the imposition of any sales commission or redemption charge. Class A shares are not subject to a Rule 12b-1 fee. Class B and Class E shares are subject to a Rule 12b-1 fee of 0.25% and 0.15%, respectively, of average daily net assets. (However, certain sales or other charges may apply to the Contract, as described in the Contract prospectus.) Under certain circumstances, redemption proceeds may be paid in securities or other property rather than in cash if the Manager determines it is in the best interests of the Trust.

MARKET TIMING

The Trust's Board of Trustees has adopted certain procedures, described below, to discourage certain types of trading in Portfolio shares that may be harmful to long-term investors, specifically (i) trading that is designed to exploit pricing inefficiencies and thereby dilute the returns of long-term investors; or (ii) frequent trading by an investor that generates sufficiently volatile cash flows to be disruptive to a portfolio manager's ability to manage the Portfolio's assets ((i) or (ii), "market timing"). The Trust is not intended for investment by market timers. The Trust does not knowingly accommodate market timing in the Portfolio and, to the Trust's knowledge, there are no arrangements currently in place that are designed to permit any contract owner to engage in market timing. As discussed above, the Trust reserves the right to reject or limit all or part of any purchase or exchange order for any reason.

The Trust requires that the insurance company separate accounts that invest in the Portfolios have in place policies and procedures reasonably designed to detect and deter market timing in the separate accounts by contract owners. In addition, the Manager monitors cashflows of certain Portfolios identified as presenting pricing inefficiencies that could potentially be exploited by market timers, and, with respect to each Portfolio, conducts certain tests to help detect cash outflows or cashflow volatility that may be disruptive to a portfolio manager's ability to manage the Portfolio. If, based on such monitoring, the Manager believes (i) that a Portfolio's cash flows may reflect a pattern of market timing or (ii) that a Portfolio's cash flows may reflect frequent trading that is disruptive to the management of the Portfolio and it is appropriate given the context of the cash flow volatility (e.g., type of Portfolio, amount of assets), the Manager will refer the matter to the appropriate insurance company or companies.

Further, in accordance with Rule 22c-2 under the 1940 Act, the Trust has contracted with insurance separate accounts to enable it to request and receive information regarding transactions in the shares of the of the Trust's Portfolios and limit transactions that violate the Trust's policies on market timing.


If the Trust finds that any insurance company has in place inadequate policies and procedures, with respect to a particular separate account, to detect and deter market timing in Portfolio shares and there is evidence of market timing in that separate account, the Trust or any of its Portfolios may be discontinued as an investment option of that separate account. In such an event, all contract owners of such separate account would no longer be able to make new investments in the Trust or any of its Portfolios. The Trust reserves the right to modify this policy, including any procedures established from time to time to effectuate this policy, at any time without notice.

LIMITATIONS ON THE TRUST'S ABILITY TO DETECT AND DETER MARKET TIMING

The Portfolio is available as an investment option under a number of different variable insurance products. Owners of these variable insurance products transfer value among sub-accounts of the insurance company separate accounts by contacting the insurance companies. The resulting purchases and redemptions of Portfolio shares are made through omnibus accounts of the insurance companies. The right of an owner of such a variable insurance product to transfer among sub-accounts is governed by a contract between the insurance company and such owner. Many of these contracts do not limit the number of transfers among the available underlying funds that a contract owner may make. The terms of these contracts, the presence of financial intermediaries (including the insurance companies) between the Trust and contract owners, the utilization of omnibus accounts by these intermediaries and other factors such as state insurance laws may limit the Trust's ability to detect and deter market timing. Multiple tiers of such financial intermediaries may further compound the Trust's difficulty in detecting and deterring such market timing activities.

RISKS ASSOCIATED WITH MARKET TIMING GENERALLY

While the Trust will try to detect and deter market timing by utilizing the procedures described above, these procedures may not be successful in identifying or deterring market timing. By realizing profits through short-term trading, contract owners that engage in market timing activities may dilute the value of shares held by long-term investors. Cashflow volatility resulting from frequent trading of Portfolio shares, especially involving large dollar amounts, may disrupt a portfolio manager's ability to manage the Portfolio's assets. Frequent trading may be disruptive if it makes it difficult for the Portfolio to implement its long-term investment strategies, for example by causing the Portfolio to maintain a higher level of its assets in cash to accommodate such frequent trading. Frequent trading may also be disruptive if it forces the Portfolio to sell portfolio securities at inopportune times to raise cash to accommodate such trading activity. In addition, frequent trading may cause the Portfolio to incur increased expenses. For example, as a result of such frequent trading, the Portfolio may be forced to liquidate investments and thereby incur increased brokerage costs. All of these factors may adversely affect Portfolio performance.

Associated with an investment in the Portfolio that itself invests in securities that are, for example, thinly traded, traded infrequently, or relatively less liquid is the risk that the current market price for the securities may not accurately reflect current market values. A market timer may seek to engage in strategies designed to take advantage of these pricing differences ("price arbitrage") and thereby dilute the returns of long-term investors. Portfolios that may be adversely affected by price arbitrage include those Portfolios that significantly invest in small cap equity securities and in certain fixed-income securities, such as high yield bonds.

A Portfolio that invests significantly in foreign securities may be particularly susceptible to strategies designed to exploit pricing inefficiencies. This is because foreign securities are typically traded on markets that close well before the time the Portfolio calculates its net asset value (typically at 4:00 p.m. Eastern Time), which gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities. The time zone differences among international stock markets can allow a market timer engaging in certain strategies to exploit differences in Portfolio share prices that are based on closing prices of foreign securities established some time before the Portfolio calculates its own share price (a type of price arbitrage referred to as "time zone arbitrage"). As discussed more fully below, the Trust has procedures, referred to as fair value pricing, that allow the Trust to adjust closing market prices of foreign securities to reflect what is believed to be the fair value of those securities at the time the Portfolio calculates its net asset value. While there is no assurance, the Portfolio expects that the use of fair value pricing will reduce a market timer's ability to engage in time zone arbitrage to the detriment of Portfolio shareholders.

VALUATION OF SHARES


The Portfolio's net asset value ("NAV") per share is ordinarily determined once daily, as of the close of the regular session of business on the New York Stock Exchange (NYSE) (usually at 4:00 p.m., Eastern Time), on each day the NYSE is open. To the extent that the Portfolio's assets are traded in other markets when the NYSE is closed, the value of the Portfolio's assets may be effected on days when the Trust is not open for business. In addition, trading in some of the Portfolio's assets may not occur when the Trust is open for business.

NAV of a Portfolio share is computed by dividing the value of the net assets of the Portfolio by the total number of shares outstanding in the Portfolio. Share prices for any transaction are those next calculated after receipt of an order.


Except for money market instruments maturing in 60 days or less and foreign securities as discussed below, securities held by the Portfolio are valued at market value. If market values are not readily available, or if available market quotations are not reliable, securities are priced at their fair value as determined by the Valuation Committee of the Trust's Board of Trustees using procedures approved by the Board of Trustees. The Portfolio may use fair value pricing if the value of a security has been materially affected by events occurring before the Portfolio's calculation of NAV but after the close of the primary markets on which the security is traded. The Portfolio may also use fair value pricing if reliable market quotations are unavailable due to infrequent trading or if trading in a particular security was halted during the day and did not resume prior to the Portfolio's calculation of NAV. The use of fair value pricing has the effect of valuing a security based upon the price the Portfolio might reasonably expect to receive if it sold that security but does not guarantee that the security can be sold at the fair value price. Further, because of the inherent uncertainty of fair valuation, a fair valuation price may differ significantly from the value that would have been used had a ready market for the investment existed, and these differences could be material. With respect to any portion of the Portfolio's assets that is invested in other open-end investment companies, that portion of the Portfolio's NAV is calculated based on the NAV of that investment company. The prospectus for the other investment company explains the circumstances and effects of fair value pricing for that investment company.

The Portfolio has retained a third party pricing service to automatically fair value each of its investments that is traded principally on a foreign exchange or market, subject to adjustment by the Trust's Valuation Committee. The Valuation Committee will regularly monitor and review the services provided by the pricing service to the Portfolio and periodically report to the Board on the pricing services' performance.

Money market instruments maturing in 60 days or less are valued on the amortized cost basis.

FINANCIAL HIGHLIGHTS


The following financial highlights table is intended to help you understand the Portfolio's Class A, Class B and Class E shares financial performance for the past 5 years or its period of operations. Certain information reflects financial results for a single Portfolio share. Total return in the table shows how much an investment in the Portfolio would have increased (or decreased) during each period (assuming reinvestment of all dividends and distributions). The information for the years ended December 31, 2005, December 31, 2006, and December 31, 2007 has been audited by Deloitte & Touche LLP. For the years 2003 and 2004, other independent accountants have audited this information.
Deloitte & Touche LLP's report, along with the Portfolio's financial statements, is included in the Annual Report of Portfolio, which is available upon request.

                                          BLACKROCK LARGE CAP CORE PORTFOLIO#



                                                          FOR THE YEARS ENDED DECEMBER 31,
                                                      ----------------------------------------
CLASS A                                               2007(A)  2006(A) 2005(A)  2004   2003(A)
----------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                    $11.20 $10.14   $9.05    $7.85  $6.52
                                                      -------- ------  ------  ------- ------
INCOME FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                     0.09   0.05    0.02     0.04   0.05
NET REALIZED AND UNREALIZED GAINS                         0.63   1.37    1.07     1.21   1.33
                                                      -------- ------  ------  ------- ------
TOTAL FROM INVESTMENT OPERATIONS                          0.72   1.42    1.09     1.25   1.38
                                                      -------- ------  ------  ------- ------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                    (0.08) (0.02)      --   (0.05) (0.05)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS           (0.70) (0.34)      --       --     --
                                                      -------- ------  ------  ------- ------
TOTAL DISTRIBUTIONS                                     (0.78) (0.36)      --   (0.05) (0.05)
                                                      -------- ------  ------  ------- ------
NET ASSET VALUE, END OF PERIOD                          $11.14 $11.20  $10.14    $9.05  $7.85
                                                      -------- ------  ------  ------- ------
TOTAL RETURN                                             6.55% 14.25%  12.04%   15.89% 21.16%
                                                      -------- ------  ------  ------- ------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)               $1,716.0 $131.0  $131.0   $126.0 $115.0
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                 0.64%  0.98%   0.91%  0.92%**  0.99%
NET INVESTMENT INCOME                                    0.83%  0.48%   0.23%    0.51%  0.67%
PORTFOLIO TURNOVER RATE                                  87.3%  72.2%   79.0%   136.0% 182.0%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                0.65%*  1.04%   0.91%    0.95%  0.99%

--------------------------------------------------------------------------------
# On May 1, 2006, the Portfolio received, through a plan of reorganization, all of the assets and assumed the liabilities of the Mercury Large Cap Core Portfolio, a portfolio of The Travelers Series Trust, that followed the same investment objective as the Portfolio. The information for each of the periods prior to May 1, 2006 is that of the predecessor Mercury Large Cap Core Portfolio. Effective October 1, 2006, the Portfolio changed its name to BlackRock Large-Cap Core Portfolio and BlackRock Advisors, LLC became the Portfolio's Adviser.

* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.

** The Manager waived a portion of its management fee for the year.
(a) Net investment income per share was calculated using average shares outstanding.

  BLACKROCK LARGE CAP CORE PORTFOLIO



                                                                                  FOR THE PERIOD FROM
                                                                                     APRIL 30, 2007
                                                                                    (COMMENCEMENT OF
                                                                                     OPERATIONS) TO
CLASS B                                                                           DECEMBER 31, 2007(A)
------------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                                                     $10.91
                                                                                        -------
INCOME FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                                                      0.04
NET REALIZED AND UNREALIZED GAINS                                                          0.06
                                                                                        -------
TOTAL FROM INVESTMENT OPERATIONS                                                           0.10
                                                                                        -------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                                                         --
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS                                                --
                                                                                        -------
TOTAL DISTRIBUTIONS                                                                          --
                                                                                        -------

NET ASSET VALUE, END OF PERIOD                                                           $11.01
                                                                                        -------
TOTAL RETURN                                                                            0.92%++
                                                                                        -------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                                                   $47.0
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                                                 0.89%+
NET INVESTMENT INCOME                                                                    0.58%+
PORTFOLIO TURNOVER RATE                                                                 87.3%++
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS BEFORE REIMBURSEMENT BY THE
MANAGER AND BROKER REBATES:                                                             0.89%+*

--------------------------------------------------------------------------------

+  Annualized
++ Non-annualized
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
(a) Net Investment income per share was calculated using average shares outstanding.

                                             BLACKROCK LARGE CAP CORE PORTFOLIO



                                                             FOR THE PERIOD FROM
                                                               APRIL 30, 2007
                                                              (COMMENCEMENT OF
                                                               OPERATIONS) TO
CLASS E                                                      DECEMBER 31,2007(A)
--------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                                $10.96
                                                                  --------
INCOME FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                                 0.05
NET REALIZED AND UNREALIZED GAINS                                     0.06
                                                                  --------
TOTAL FROM INVESTMENT OPERATIONS                                      0.11
                                                                  --------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                                    --
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS                           --
                                                                  --------
TOTAL DISTRIBUTIONS                                                     --
                                                                  --------
NET ASSET VALUE, END OF PERIOD                                      $11.07
                                                                  --------
TOTAL RETURN                                                         1.00%
                                                                  --------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                           $179.6++
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                            0.79%+
NET INVESTMENT INCOME                                               0.69%+
PORTFOLIO TURNOVER RATE                                            87.3%++
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS BEFORE
REIMBURSEMENT BY THE MANAGER AND BROKER REBATES:                   0.79%+*

--------------------------------------------------------------------------------

+  Annualized
++ Non-annualized
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
(a) Net investment income per share was calculated using average shares outstanding.

FOR MORE INFORMATION

If you would like more information about the Portfolio, the following documents are available to you free upon request:

ANNUAL/SEMI-ANNUAL REPORTS

Contain additional information about the Portfolio's performance. In the Portfolio's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION ("SAI")

Provides a fuller technical and legal description of the Portfolio's policies, investment restrictions, and business structure. The SAI is legally considered to be a part of this Prospectus.

IF YOU WOULD LIKE A COPY OF THE CURRENT VERSIONS OF THESE DOCUMENTS, OR OTHER INFORMATION ABOUT THE PORTFOLIO, CONTACT:

                          MET INVESTORS SERIES TRUST
                           5 PARK PLAZA, SUITE 1900
                           IRVINE, CALIFORNIA 92614

                                1-800-848-3854

Free copies of the SAI and Annual and Semi-Annual Reports are available at the following website: www.metlifeinvestors.com

Information about the Portfolio, including the Annual and Semi-annual Reports and SAI, may also be obtained from the Securities and Exchange Commission ("SEC"):

[_] IN PERSONReview and copy documents in the SEC's Public Reference Room in
             Washington, D.C. (for information call 202-551-8090).

[_] ON LINE  Retrieve information from the EDGAR database on the SEC's web site at: http://www.sec.gov.

[_] BY MAIL  Request documents, upon payment of a duplicating fee, by writing to SEC, Public Reference Section, Washington, D.C. 20549 or by e-mailing the SEC at publicinfo@sec.gov.

                             SEC FILE # 811-10183

                                 MET INVESTORS
                            S E R I E S   T R U S T


                     Clarion Global Real Estate Portfolio
               (formerly Neuberger Berman Real Estate Portfolio)

                      Class A, Class B and Class E Shares

                                __PROSPECTUS__

                                APRIL 28, 2008


Like all securities, these securities have not been approved or disapproved by the Securities and Exchange Commission, nor has the Securities and
       Exchange Commission passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

                           ____TABLE OF CONTENTS____

                                                                       PAGE

  INTRODUCTION                                                          3
     Understanding the Trust                                            3
     Understanding the Portfolio                                        3

  THE PORTFOLIO                                                         4

    INVESTMENT SUMMARY                                                  4
     Clarion Global Real Estate Portfolio                               5

    ADDITIONAL INVESTMENT STRATEGIES                                    11

    MANAGEMENT                                                          13
     The Manager                                                        13
     The Adviser                                                        14
     Distribution Plans                                                 15

  YOUR INVESTMENT                                                       16
     Shareholder Information                                            16
     Dividends, Distributions and Taxes                                 16
     Sales and Purchases of Shares                                      18

  FINANCIAL HIGHLIGHTS                                                  22

  FOR MORE INFORMATION                                              Back Cover

INTRODUCTION

UNDERSTANDING THE TRUST

Met Investors Series Trust (the "Trust") is an open-end management investment company that offers a selection of fifty-two managed investment portfolios or mutual funds. Only one of these portfolios is offered through this Prospectus (the "Portfolio"). Please see the Investment Summary section of this Prospectus for specific information on the Portfolio.

  INVESTING THROUGH A VARIABLE INSURANCE CONTRACT

  Class A, Class B and Class E shares of the Portfolio are currently only sold to separate accounts of Metropolitan Life Insurance Company and certain of its affiliates (collectively, "MetLife" or the "Insurance Companies") to fund the benefits under certain individual flexible premium variable life insurance policies and individual and group variable annuity contracts (collectively, "Contracts"). As a Contract owner, your premium payments are allocated to the Portfolio in accordance with your Contract.

  A particular class of the Portfolio may not be available under the Contract you have chosen. The prospectus for the Contract shows the classes available to you. Please read this Prospectus carefully. It provides information to assist you in your decision. If you would like additional information about the Portfolio, please request a copy of the Statement of Additional Information ("SAI"). For details about how to obtain a copy of the SAI and other reports and information, see the back cover of this Prospectus. The SAI is incorporated by reference into this Prospectus.

  The Portfolio's name and investment objective are very similar to a certain publicly available mutual fund that is managed by the same investment adviser. The Portfolio in this Prospectus is not that publicly available mutual fund and will not have the same performance. Different performance will result from such factors as different implementation of investment policies, different investment restrictions, different cash flows into and out of the Portfolio, different fees and expenses, and different asset sizes.

UNDERSTANDING THE PORTFOLIO

After this Introduction you will find an Investment Summary for the Portfolio. The Investment Summary presents important facts about the Portfolio, including information about its investment objective, principal investment strategy, primary risks, fees and expenses and past performance.



 PLEASE SEE THE CONTRACT PROSPECTUS FOR A DETAILED EXPLANATION OF YOUR CONTRACT.

                                 THE PORTFOLIO


 THE PORTFOLIO IN THIS PROSPECTUS IS A MUTUAL FUND: A POOLED INVESTMENT THAT IS PROFESSIONALLY MANAGED AND THAT GIVES YOU THE OPPORTUNITY TO PARTICIPATE IN FINANCIAL MARKETS. THE PORTFOLIO STRIVES TO REACH ITS STATED INVESTMENT OBJECTIVE, WHICH CAN BE CHANGED WITHOUT SHAREHOLDER APPROVAL. AS WITH ALL MUTUAL FUNDS, THERE IS NO GUARANTEE THAT THE PORTFOLIO WILL ACHIEVE ITS INVESTMENT OBJECTIVE.


 THE PORTFOLIO'S ADVISER MAY SELL A PORTFOLIO SECURITY WHEN THE VALUE OF THE INVESTMENT REACHES OR EXCEEDS ITS ESTIMATED FAIR VALUE, TO TAKE ADVANTAGE OF MORE ATTRACTIVE INVESTMENT OPPORTUNITIES, WHEN THE ISSUER'S INVESTMENT FUNDAMENTALS BEGIN TO DETERIORATE, WHEN THE PORTFOLIO MUST MEET REDEMPTIONS, OR FOR OTHER INVESTMENT REASONS.



INVESTMENT SUMMARY

The Portfolio summary discusses the following:

    INVESTMENT OBJECTIVE
    What is the Portfolio's investment goal?

    PRINCIPAL INVESTMENT STRATEGY
    How does the Portfolio attempt to achieve its investment goal? What types of investments does it contain? What style of investing and investment philosophy does it follow?

    PRIMARY RISKS
    What are the specific risks of investing in the Portfolio?

    PAST PERFORMANCE
    How well has the Portfolio performed over time?

    FEES AND EXPENSES
    What is the cost of investing in the Portfolio?

In addition to its principal investment strategy, the Portfolio may invest in various types of securities and engage in various investment techniques and practices which are not the principal focus of the Portfolio and therefore are not described in the Investment Summary section of the Prospectus. These other securities and investment techniques and practices in which the Portfolio may engage, together with their risks, are briefly discussed in "Additional Investment Strategies" in this Prospectus.

The SAI provides more detailed information regarding the various types of securities that the Portfolio may purchase and certain investment techniques and practices of its Adviser.

The Contracts may be sold by banks. AN INVESTMENT IN THE PORTFOLIO THROUGH A CONTRACT IS NOT A DEPOSIT OR OBLIGATION OF, OR GUARANTEED BY, ANY BANK, AND IS NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY OF THE U.S. GOVERNMENT.

                     CLARION GLOBAL REAL ESTATE PORTFOLIO

INVESTMENT OBJECTIVE:

Total return through investment in real estate securities, emphasizing both capital appreciation and current income.

PRINCIPAL INVESTMENT STRATEGY:


Under normal market conditions, the Portfolio will invest at least 80% of its assets in a portfolio of equity securities of companies that are principally engaged in the real estate industry. In selecting investments for the Portfolio, the Portfolio's Adviser will select companies that derive at least 50% of their total revenues or earnings from owning, operating, developing and/or managing real estate. This portion of the Portfolio will have investments located in a number of different countries, including the U.S. As a general matter, the Portfolio expects these investments to be in common stocks of large-, mid- and small-sized companies, including real estate investment trusts and similarly situated real estate companies outside the U.S. ("REITs"). The Portfolio may invest in companies located in countries with emerging securities markets.


The Portfolio's Adviser uses a multi-step investment process for constructing the Portfolio's investment portfolio that combines top-down region and sector allocation with bottom-up individual stock selection.

First, the Adviser selects sectors and geographic regions in which to invest, and determines the degree of representation of such sectors and regions, through a systematic evaluation of public and private property market trends and conditions. Second, the Adviser uses an in-house valuation process to identify investments with superior current income and growth potential relative to their peers. This in-house valuation process examines several factors including:

  .  value and property;

  .  capital structure; and

  .  management and strategy.

PRIMARY RISKS:

The value of your investment in the Portfolio may be affected by one or more of the following risks, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate. Please note that there are many other circumstances that could adversely affect your investment and prevent the Portfolio from reaching its objective, which are not described here.

MARKET RISK. The Portfolio's share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including disappointing corporate earnings, adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or a company may deteriorate. In addition, an assessment by the Portfolio's Adviser of particular companies may prove incorrect, resulting in losses or poor performance by those holdings, even in a rising market. The Portfolio could also miss attractive investment opportunities if its Adviser underweights markets or industries where there are significant returns, and could lose value if the Adviser overweights markets or industries where there are significant declines


Stocks purchased in initial public offerings ("IPOs") have a tendency to fluctuate in value significantly shortly after the IPO relative to the price at which they were purchased. These fluctuations could impact the net asset value and return earned of the Portfolio.

REAL ESTATE INVESTMENT RISK. Although the Portfolio will not invest in real estate directly, it may concentrate its assets in companies engaged in or related to the real estate industry. Your investment in the Portfolio will be closely linked to or may be impacted by the performance of the real estate markets. Property values may decrease due to increasing vacancies or declining rents resulting from unanticipated economic, legal, cultural or technological developments or because of overbuilding or lack of mortgage funds. The value of an individual property may also decline because of environmental liabilities or losses due to casualty or condemnation. Because at least 25% of the Portfolio's assets will be invested in the real estate industry, the value of the Portfolio's shares may change at different rates compared to the value of shares of a mutual fund with investments in a mix of different industries.

The Portfolio may at times be more concentrated in particular sub-sectors of the real estate business, e.g., apartments, retail, hotels, offices, industrial, health care, etc., or geographic regions of the global real estate securities market. As such, its performance would be especially sensitive to developments that significantly affected those sub-sectors or regions. In addition, equity REITs may be affected by changes in the values of the underlying property owned by the trusts, while mortgage REITs may be affected by the quality of credit extended. REITs are dependent upon management skills and credit worthiness, may not be diversified and are subject to the risks of financing projects. Such REITs are also subject to heavy cash flow dependency, defaults by borrowers, self liquidation and the possibility of failing to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended (the "Code"), and to maintain exemption from the Investment Company Act of 1940, as amended (the "1940 Act"). In the event an issuer of debt securities collateralized by real estate defaults, it is conceivable that the REITs could end up holding the underlying real estate.

FOREIGN INVESTMENT RISK. Investments in foreign securities involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject:

  . These risks may include the seizure by the government of company assets, excessive taxation, withholding taxes on dividends and interest, limitations on the use or transfer of portfolio assets, and political or social instability.

  . Enforcing legal rights may be difficult, costly and slow in foreign countries, and there may be special problems enforcing claims against foreign governments.

  . Foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there may be less public information about their operations.

  .  Foreign markets may be less liquid and more volatile than U.S. markets.

  . Foreign securities often trade in currencies other than the U.S. dollar, and the Portfolio may directly hold foreign currencies and purchase and sell foreign currencies. Changes in currency exchange rates will affect the Portfolio's net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of foreign securities. Certain foreign currencies may be particularly volatile, and foreign governments may intervene in the currency markets, causing a decline in value or liquidity of the Portfolio's foreign currency or securities holdings.

  . Costs of buying, selling and holding foreign securities, including brokerage, tax and custody costs, may be higher than those involved in domestic transactions.

Investments in emerging markets include all of the risks of investments in foreign securities and are subject to severe price declines. The economic and political structures of developing nations, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity. Such countries may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners and economies based on only a few industries. For these reasons, all of the risks of investing in foreign securities are heightened by investing in emerging market countries. The markets of developing countries have been more volatile than the markets of developed countries with more mature economies. These markets often have provided significantly higher or lower rates of return than developed markets, and significantly greater risks, to investors.

MARKET CAPITALIZATION RISK. Stocks fall into three broad market capitalization categories--large, medium and small. Investing primarily in one category carries the risk that due to current market conditions that category may be out of favor. If valuations of large capitalization companies appear to be greatly out of proportion to the valuations of small or medium capitalization companies, investors may migrate to the stocks of small and mid-sized companies causing a Portfolio that invests in these companies to increase in value more rapidly than a Portfolio that invests in larger, fully-valued companies. Larger more established companies may also be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion. Investing in medium and small capitalization companies may be subject to special risks associated with narrower product lines, more limited financial resources, smaller management groups, and a more limited trading market for their stocks as compared with larger companies. Securities of smaller capitalization issuers may therefore be subject to greater price volatility and may decline more significantly in market downturns than securities of larger companies. In some cases, these companies may be relatively new issuers (I.E., those having continuous operation histories of less than three years) which carries other risks in addition to the risks of other medium and small capitalization companies. New issuers may be more speculative because such companies are relatively unseasoned. These companies will often be involved in the development or marketing of a new product with no established market, which could lead to significant losses.

INVESTMENT STYLE RISK. Different investment styles tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. The Portfolio may outperform or underperform other funds that employ a different investment style. The

Portfolio may also employ a combination of styles that impact its risk characteristics. Examples of different investment styles include growth and value investing. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's growth of earnings potential. Also, since growth companies usually invest a high portion of earnings in their business, growth stocks may lack the dividends of some value stocks that can cushion stock prices in a falling market. Growth oriented funds will typically underperform when value investing is in favor. Value stocks are those which are undervalued in comparison to their peers due to adverse business developments or other factors. Value investing carries the risk that the market will not recognize a security's inherent value for a long time, or that a stock judged to be undervalued may actually be appropriately priced or overvalued. Value oriented funds will typically underperform when growth investing is in favor.

PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

The bar chart below shows you the performance of the Portfolio's Class B shares for each full calendar year since its inception and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart. Effective April 28, 2008, ING Clarion Real Estate Securities L.P. became the Portfolio's Adviser. Investment performance prior to that date is attributable to the Portfolio's former investment adviser.

                                    [CHART]

Year-by-Year Total Return as of 12/31 of Each Year

  05        06         07
------    ------     ------
13.29%    37.58%    -15.01%

High Quarter: 1st-2006  +14.88%
Low Quarter:  2nd-2007   -9.48%





 PORTFOLIO MANAGEMENT:

..  ING Clarion Real Estate Securities L.P. see page 14

..  For financial highlights see page 22

The table below compares the Portfolio's Class A, Class B and Class E shares' average annual compounded total returns for the 1-year period and from inception through 12/31/07 with the FTSE NAREIT Equity Index, the Portfolio's benchmark prior to April 28, 2008, and with the FTSE EPRA/NAREIT Global Real Estate Index, the Portfolio's benchmark effective April 28, 2008. The FTSE NAREIT Equity Index is an unmanaged index that measures the performance of all publicly traded equity REITs. The FTSE EPRA/NAREIT Global Real Estate Index is designed to capture the performance of institutional quality property companies operating in North America, Europe, Asia, and Australia. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.



           Average Annual Total Return as of 12/31/07
----------------------------------------------------------------
                                               Since   Inception
                                     1 Year  Inception   Date
------------------------------------ ------  --------- ---------
Class A                              -14.79%   16.14%   5/1/04
Class B                              -15.01%   15.85%   5/1/04
Class E                              -14.86%   15.99%   5/1/04
FTSE NAREIT Equity REIT Index        -15.69%   16.59%*
FTSE EPRA/NAREIT Global Real
 Estate Index                         -6.96%   22.18%*
* Index performance is from 4/30/04.



For information on ING Clarion Real Estate Securities L.P.'s prior performance with a comparable fund see page 15.


FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2007 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.


SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)


                                          Class A Class B Class E
-----------------------------------------------------------------
Management Fee                            0.61%   0.61%   0.61%
-----------------------------------------------------------------
12b-1 Fees                                None    0.25%   0.15%
-----------------------------------------------------------------
Other Expenses                            0.04%   0.04%   0.04%
-----------------------------------------------------------------
Total Annual Portfolio Operating Expenses 0.65%   0.90%   0.80%
-----------------------------------------------------------------

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES

                               Class A  Class B  Class E
                      -----------------------------------
                      1 Year   $     67 $     92 $     82
                      -----------------------------------
                      3 Years  $    209 $    288 $    256
                      -----------------------------------
                      5 Years  $    363 $    500 $    446
                      -----------------------------------
                      10 Years $    812 $  1,112 $    993
                      -----------------------------------

ADDITIONAL INVESTMENT STRATEGIES

In addition to the principal investment strategies discussed in the Portfolio's Investment Summary, the Portfolio may at times invest a portion of its assets in the investment strategies and may engage in certain investment techniques as described below. The SAI provides a more detailed discussion of certain of these and other securities and indicates if the Portfolio is subject to any limitations with respect to a particular investment strategy. These strategies and techniques may involve risks. (PLEASE NOTE THAT SOME OF THESE STRATEGIES MAY BE A PRINCIPAL INVESTMENT STRATEGY FOR THE PORTFOLIO AND CONSEQUENTLY ARE ALSO DESCRIBED IN THE PORTFOLIO'S INVESTMENT SUMMARY.) The Portfolio is not limited by this discussion and may invest in other types of securities not precluded by the policies discussed elsewhere in this Prospectus.

CONVERTIBLE SECURITIES. Convertible securities are preferred stocks or bonds that pay a fixed dividend or interest payment and are convertible into common stock at a specified price or conversion ratio.

Traditionally, convertible securities have paid dividends or interest rates higher than common stocks but lower than nonconvertible securities. They generally participate in the appreciation or depreciation of the underlying stock into which they are convertible, but to a lesser degree. These securities are also subject to market risk, interest rate risk and credit risk.

FOREIGN CURRENCY TRANSACTIONS. Foreign currency transactions are entered into for the purpose of hedging against foreign exchange risk arising from the Portfolio's investment or anticipated investment in securities denominated in foreign currencies. The Portfolio also may enter into these contracts for purposes of increasing exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. Foreign currency transactions include the purchase of foreign currency on a spot (or cash) basis, contracts to purchase or sell foreign currencies at a future date (forward contracts), the purchase and sale of foreign currency futures contracts, and the purchase of exchange traded and over-the-counter call and put options on foreign currency futures contracts and on foreign currencies.

These hedging transactions do not eliminate fluctuations in the underlying prices of the securities which the Portfolio owns or intends to purchase or sell. They simply establish a rate of exchange which can be achieved at some future point in time.

Foreign currency exchange rates may fluctuate significantly over short periods of time. A forward foreign currency exchange contract reduces the Portfolio's exposure to changes in the value of the currency it will deliver and increases its exposure to changes in the value of the currency it will exchange into. Contracts to sell foreign currency will limit any potential gain which might be realized by the Portfolio if the value of the hedged currency increases. In the case of forward contracts entered into for the purpose of increasing return, the Portfolio may sustain losses which will reduce its gross income. Forward foreign currency exchange contracts also involve the risk that the party with which the Portfolio enters the contract may fail to perform its obligations to the Portfolio. The purchase and sale of foreign currency futures contracts and the purchase of call and put options on foreign currency futures contracts and on foreign currencies involve certain risks associated with derivatives.

ILLIQUID AND RESTRICTED SECURITIES. The Portfolio may invest a portion of its assets in restricted and illiquid securities, which are investments that the Portfolio cannot easily resell within seven days at current value or that have contractual or legal restriction on resale. Restricted securities include those which are not registered under the Securities Act of 1933, as amended (the "1933 Act"), and are purchased directly from the issuer or in the secondary market (private placements).

If the Portfolio buys restricted or illiquid securities it may be unable to quickly resell them or may be able to sell them only at a price below current value or could have difficulty valuing these holdings precisely.

In recent years, however, a large institutional market has developed for certain securities that are not registered under the 1933 Act, including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

PREFERRED STOCKS. Preferred stocks are equity securities that generally pay dividends at a specified rate and have preference over common stock in the payment of dividends and liquidation. Preferred stock generally does not carry voting rights. Preferred stocks are subject to market risk. In addition, because preferred stocks pay fixed dividends, an increase in interest rates may cause the price of a preferred stock to fall.


REAL ESTATE INVESTMENT TRUSTS. Real estate investment trusts and similarly situated real estate companies outside the U.S. (previously defined as REITs) are entities which invest in commercial and other real estate properties. Risks associated with investments in securities of companies in the real estate industry include: decline in the value of real estate; risks related to general and local economic conditions; overbuilding and increased competition; increases in property taxes and operating expenses; changes in zoning laws; casualty or condemnation losses; variations in rental income; changes in neighborhood values; the appeal of properties to tenants; and increases in interest rates. In addition, Equity REITs may be affected by changes in the value of the underlying property they own, while Mortgage REITs may be affected by the quality of any credit they extend. Equity and Mortgage REITs are dependent upon management skills and are subject to heavy cash flow dependency, defaults by borrowers, self-liquidation and the possibility of failing to qualify for tax-free pass through of income under the Internal Revenue Code of 1986, and to maintain exemption from the 1940 Act. In the event an issuer of debt securities collateralized by real estate defaults, it is conceivable that the REIT could end up holding the underlying real estate. The Portfolio, as a shareholder of a REIT, bears a portion of the REIT's annual operating expenses.


RIGHTS AND WARRANTS. Warrants basically are options to purchase equity securities at specific prices valid for a specific period of time. Their prices do not necessarily move parallel to the prices of the underlying securities. Rights are similar to warrants, but normally have a short duration and are distributed directly by the issuer to its shareholders. Rights and warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer. These investments carry the risk that they may be worthless to the Portfolio at the time it may exercise its rights, due to the fact that the underlying securities have a market value less than the exercise price. Warrants also include Low Exercise Price Call Warrants or other structured securities for the purpose of gaining exposure to stocks in difficult to access foreign local markets.

DEFENSIVE INVESTMENTS

Under adverse market or economic conditions, the Portfolio could invest for temporary defensive purposes some or all of its assets in cash, cash equivalents or other high quality short-term investments or utilize other investment strategies that may be inconsistent with the Portfolio's principal investment strategy. Temporary defensive instruments generally include U.S. government securities, bank time deposits denominated in the currency of any major nation, commercial paper and repurchase agreements. The Adviser may also invest in these types of securities or hold cash while looking for suitable investment opportunities or to maintain liquidity. Although the Portfolio would employ these measures only in seeking to avoid losses, they could reduce the benefit from an upswing in the market or prevent the Portfolio from meeting its investment objective.

PORTFOLIO TURNOVER

The Portfolio's Adviser will sell a security when it believes it is appropriate to do so, regardless of how long the Portfolio has owned that security. Buying and selling securities generally involves some expense to the Portfolio, such as commissions paid to brokers and other transaction costs. Generally speaking, the higher the Portfolio's annual portfolio turnover rate, the greater its brokerage costs. Increased brokerage costs may adversely affect the Portfolio's performance. Annual turnover rate of 100% or more is considered high and will result in increased costs to the Portfolio. The Portfolio generally intends to purchase securities for long-term investment and therefore will have a relatively low turnover rate.

MANAGEMENT

The Trust's Board of Trustees is responsible for managing the business affairs of the Trust. The Trustees meet periodically to review the affairs of the Trust and to establish certain guidelines which the Manager and Adviser are expected to follow in implementing the investment policies and objectives of the Trust. The Trustees also review the management of the Portfolio's assets by the Adviser. Information about the Trustees and executive officers of the Trust is contained in the SAI.

THE MANAGER


Met Investors Advisory, LLC (the "Manager"), 5 Park Plaza, Suite 1900, Irvine, California 92614, has overall responsibility for the general management and administration of the Portfolio. The Manager selects and pays the fees of the Adviser for the Portfolio and monitors the Adviser's investment program. The Manager is an affiliate of MetLife.


As compensation for its services to the Portfolio, the Manager receives monthly compensation at an annual rate of a percentage of the average daily net assets of the Portfolio as follows: 0.70% of first $200 million of such assets plus 0.65% of such assets over $200 million up to $750 million plus 0.55% of such assets over $750 million.

A discussion regarding the basis of the decision of the Trust's Board of Trustees to approve the Management Agreement with the Manager and the investment advisory agreement with the Adviser is available in the Portfolio's annual report.

THE ADVISER

Under the terms of the agreement between the Adviser and the Manager, the Adviser will develop a plan for investing the assets of the Portfolio, select the assets to be purchased and sold by the Portfolio, select the broker-dealer or broker-dealers through which the Portfolio will buy and sell its assets, and negotiate the payment of commissions, if any, to those broker-dealers. The Adviser follows the investment policies set by the Manager and the Board of Trustees for the Portfolio. Day-to-day management of the investments in the Portfolio is the responsibility of the Adviser's portfolio managers. The portfolio managers of the Portfolio are indicated below following a brief description of the Adviser. The SAI provides additional information about each portfolio manager's compensation, other accounts managed and the person's ownership of securities in the Portfolio.

The Trust and the Manager have received an exemptive order from the Securities and Exchange Commission that permits the Manager, subject to certain conditions, and without the approval of shareholders to: (a) employ a new unaffiliated investment adviser for the Portfolio pursuant to the terms of a new investment advisory agreement, in each case either as a replacement for an existing Adviser or as an additional Adviser; (b) change the terms of any investment advisory agreement; and (c) continue the employment of an existing Adviser on the same advisory contract terms where a contract has been assigned because of a change in control of the Adviser. In such circumstances, shareholders would receive notice of such action, including the information concerning the new Adviser that normally is provided in a proxy statement.

The Manager pays the Adviser a fee based on the Portfolio's average daily net assets. The Portfolio is not responsible for the fees paid to the Adviser.

ING CLARION REAL ESTATE SECURITIES L.P. (the "Adviser") serves as Adviser to the Portfolio. The Adviser was founded in 1969 and is a Delaware limited partnership. The Adviser is an indirect, wholly-owned subsidiary of ING Groep, N.V. and is an affiliate of ING Investments. The Adviser's principal address is 200 King of Prussia, Radnor, PA 19087. The Adviser is in the business of providing investment advice to institutional and individual client accounts which, as of December 31, 2007, were valued in excess of $17 billion.

The following individuals are jointly responsible for the day-to-day management of the Portfolio.

  . T. RITSON FERGUSON, Chief Investment Officer ("CIO") and Portfolio Manager, has 22 years of real estate investment experience. Mr. Ferguson has managed the ING Global Real Estate Fund's portfolio since November 2001. Mr. Ferguson has served as Co-CIO and more recently CIO of the Adviser since 1991.

  . STEVEN D. BURTON, Managing Director and Portfolio Manager, is a member of the Adviser's Investment Committee and has managed the ING Global Real Estate Fund's portfolio since November 2001. He is also responsible for evaluating the investment potential of public real estate companies outside of the U.S. Mr. Burton joined the Adviser in 1995.

  . JOSEPH P. SMITH, Managing Director and Portfolio Manager, is a member of the Adviser's Investment Committee of the Adviser and has managed the ING Global Real Estate Fund's portfolio since February 2007. Mr. Smith joined ING Clarion in 1997 and has 14 years of real estate investment management experience.

PRIOR EXPERIENCE WITH COMPARABLE FUND

The Adviser became the adviser to the Clarion Global Real Estate Portfolio in April 2008. In order to provide you with information regarding the investment capabilities of the Adviser, performance information regarding the ING Global Real Estate Fund ("ING Fund") is presented. The Portfolio and the ING Fund, which is also advised by the Adviser, have substantially similar investment objectives, policies, and strategies. Management fees paid by the ING Fund are higher than the fees paid by the Portfolio. If the same level of management fees charged to the Portfolio had been charged to the ING Fund, the average annual return during the period would have been higher than the returns set forth below. Such performance information should not be relied upon as an indication of the future performance of the Portfolio because, among other things, the asset sizes and expenses of ING Fund and the Portfolio will vary.


The table below compares the ING Global Real Estate Fund's average annual compounded total returns on a before tax basis for the 1-year and 5-year periods and from inception through 12/31/07 with the S&P/Citigroup World Property Index, an unmanaged index which tracks the performance of the investable universe of publicly traded property companies with more than 450 constituents from 24 countries. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index. The calculations of total return assume the reinvestment of all dividends and capital gain distributions and the deduction of all recurring expenses that were charged to shareholder accounts. These figures do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower.



         Average Annual Total Return as of 12/31/07
-----------------------------------------------------------
                                                      Since
                                     1 Year 5 Years Inception
------------------------------------ ------ ------- ---------
ING Global Real Estate Fund--Class A
 Before Taxes                        -6.87%  23.49%   20.77%*
S&P/Citigroup World Property Index   -7.27%  23.55%   20.32%*
* Inception date is 11/5/01.

DISTRIBUTION PLANS

The Portfolio has adopted for its Class B and Class E shares a plan pursuant to Rule 12b-1 under the 1940 Act (the "Plan") and pursuant to the Plan, entered into a Distribution Agreement with MetLife Investors Distribution Company, located at 5 Park Plaza, Suite 1900, Irvine, California 92614. MetLife Investors Distribution Company is an affiliate of the Manager, and serves as principal underwriter for the Trust. The Plan permits the use of Trust assets to help finance the distribution of the shares of the Portfolio. Under the Plan, the Trust, on behalf of the Portfolio, is permitted to pay to various service providers up to 0.50% for Class B and up to 0.25% for Class E of the average daily net assets of the Portfolio allocated, as applicable, to Class B and Class E shares as payment for services rendered in connection with the distribution of the shares of the Portfolio. Currently, payments are limited to 0.25% and 0.15%, respectively, of average net assets, which amount may be increased to the full Plan amount by the Trustees of the Trust without shareholder approval. Because these fees are paid out of Trust assets on an on-going basis, over time these costs will increase the cost of your investment and may cost you more than other types of sales charges.

YOUR INVESTMENT

SHAREHOLDER INFORMATION

The separate accounts of MetLife are the record owners of the Portfolio's shares. Any reference to the shareholder in this Prospectus technically refers to those separate accounts and not to you, the Contract owner. The legal rights of you, the Contract owner, are different from the legal rights of the record owner.

However, MetLife is required to solicit instructions from Contract owners when voting on shareholder issues. Any voting by MetLife as shareholder would therefore reflect the actual votes of Contract owners. Neither the Securities and Exchange Commission nor MetLife requires any specific minimum percentage of Contract owners to vote in order for MetLife to echo vote the remaining unvoted votes. MetLife seeks to obtain a reasonable level of turnout given the particular voting trend. MetLife may use various methods of encouraging Contract owners to vote, including additional solicitations. The practice of echo voting means that a minority of Contract owners may, in practice, determine whether an item passes or fails. Please see "Voting Rights" in the prospectus for the Contracts for more information on your voting rights.

DISCLOSURE OF PORTFOLIO HOLDINGS


Shares of the Trust are offered only to separate accounts of the Insurance Companies. The following information is generally made available on one or more of the Insurance Company websites (including www.metlifeinvestors.com): (i) the ten largest portfolio holdings of the Portfolio; (ii) unless the Adviser has objected, the percentage of the Portfolio's net assets that each of the portfolio holdings represents; and (iii) the percentage of the Portfolio's net assets that these holdings represent in the aggregate. Unless the Adviser has objected, this information is posted on the website as early as on or about the tenth business day following the calendar quarter and no later than on or about the first business day of the second month following the calendar quarter. The Trust may exclude any portion of these holdings from the posting when deemed in the best interest of the Trust. These postings generally remain until replaced by new postings as described above. For these purposes, the Portfolio's ten largest portfolio holdings are not considered to include swaps, futures, or forward currency transactions or transactions transmitted to the Trust's custodian after certain established cut-off times.


A description of the Portfolio's policies and procedures with respect to the disclosure of the Portfolio's portfolio securities is available in the SAI.

DIVIDENDS, DISTRIBUTIONS AND TAXES

DIVIDENDS AND DISTRIBUTIONS

The Portfolio intends to distribute substantially all of its net investment income, if any. The Portfolio distributes its dividends from its net investment income to MetLife's separate accounts at least once a year and not to you, the Contract owner. These distributions are in the form of additional shares and not cash. The result is that the Portfolio's investment performance, including the effect of dividends, is reflected in the cash value of the Contracts. Please see the Contract prospectus for more information.

All net realized long- or short-term capital gains of the Portfolio are also declared once a year and reinvested in the Portfolio.

TAXES

Please see the Contract prospectus for a discussion of the tax impact on you resulting from the income taxes the separate accounts owe as a result of their ownership of the Portfolio's shares and their receipt of dividends and capital gains.

The Portfolio expects to qualify and to continue to qualify as a regulated investment company under Subchapter M of the Code. As qualified, the Portfolio is not subject to federal income tax on that part of its taxable income that it distributes to you. Taxable income consists generally of net investment income, and any capital gains. It is the Portfolio's intention to distribute all such income and gains.

Shares of the Portfolio are currently offered only to the separate accounts of MetLife. Separate accounts are insurance company separate accounts that fund life insurance policies and annuity contracts. Under the Code, an insurance company pays no tax with respect to income of a qualifying separate account when the income is properly allocable to the value of eligible variable annuity or variable life insurance contracts. For a discussion of the taxation of life insurance companies and the separate accounts, as well as the tax treatment of the policies and annuity contracts and the holders thereof, see the discussion of federal income tax considerations included in the prospectus for the Contracts.

Section 817(h) of the Code and the regulations thereunder impose "diversification" requirements on the assets underlying a Contract. The Portfolio intends to maintain diversification which will allow each Contract to satisfy these requirements. These requirements are in addition to the diversification requirements imposed on the Portfolio by Subchapter M and the 1940 Act. Technically, the section 817(h) requirements provide that, with limited exceptions, as of the end of each calendar quarter or within thirty days thereafter no more than 55% of the assets underlying a Contract may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments, and no more than 90% by any four investments. For this purpose, an investment in the Portfolio is treated not as a single investment but as an investment in each asset owned by the Portfolio, so long as shares of the Portfolio are owned only by separate accounts of insurance companies, by qualified pension and retirement plans, and by a limited class of other investors. The Portfolio is and will be so owned. Thus so long as the Portfolio meets the section 817(h) diversification tests, each Contract will also meet those tests. See the prospectus for the Contracts.

The foregoing is only a summary of some of the important federal income tax considerations generally affecting the Portfolio and you; see the SAI for a more detailed discussion. You are urged to consult your tax advisers.

REPORT TO POLICYHOLDERS

The fiscal year of the Portfolio ends on December 31 of each year. The Trust will send to you, at least semi-annually, reports which show the Portfolio's composition and other information. An annual report, with audited information, will be sent to you each year.

SALES AND PURCHASES OF SHARES

The Trust does not sell its shares directly to the public. The Trust continuously sells Class A, Class B and Class E shares of the Portfolio only to the separate accounts of MetLife to fund Contracts. The Trust could also offer shares to other separate accounts of other insurers if approved by the Board of Trustees.

PURCHASE AND REDEMPTION OF SHARES

MetLife Investors Distribution Company is the principal underwriter and distributor of the Trust's shares. MetLife Investors Distribution Company places orders for the purchase or redemption of shares of the Portfolio based on, among other things, the amount of net Contract premiums or purchase payments transferred to the separate accounts, transfers to or from a separate account investment division and benefit payments to be effected on a given date pursuant to the terms of the Contract. Such orders are effected, without sales charge, at the net asset value per share for the Portfolio determined on that same date. The Trust reserves the right to reject or limit all or part of any purchase or exchange order for any reason.

The Portfolio is available as an investment option under a number of different variable insurance products, many of which do not limit the number of transfers among the available underlying funds. A large number of transfers could raise transaction costs for the Portfolio and could require the Adviser to maintain increased cash reserves, which could harm performance in rising markets.

Shares of the Portfolio are sold and redeemed at their net asset value without the imposition of any sales commission or redemption charge. Class A shares are not subject to a Rule 12b-1 fee. Class B shares are subject to a Rule 12b-1 fee of 0.25% of average daily net assets and Class E shares are subject to a Rule 12b-1 fee of 0.15% of average daily net assets. (However, certain sales or other charges may apply to the Contract, as described in the Contract prospectus.) Under certain circumstances, redemption proceeds may be paid in securities or other property rather than in cash if the Manager determines it is in the best interests of the Trust.

MARKET TIMING

The Trust's Board of Trustees has adopted certain procedures, described below, to discourage certain types of trading in Portfolio shares that may be harmful to long-term investors, specifically (i) trading that is designed to exploit pricing inefficiencies and thereby dilute the returns of long-term investors; or (ii) frequent trading by an investor that generates sufficiently volatile cash flows to be disruptive to a portfolio manager's ability to manage the Portfolio's assets ((i) or (ii), "market timing"). The Trust is not intended for investment by market timers. The Trust does not knowingly accommodate market timing in the Portfolio and, to the Trust's knowledge, there are no arrangements currently in place that are designed to permit any contract owner to engage in market timing. As discussed above, the Trust reserves the right to reject or limit all or part of any purchase or exchange order for any reason.

The Trust requires that the insurance company separate accounts that invest in the Portfolio have in place policies and procedures reasonably designed to detect and deter market timing in the separate accounts by contract owners. In addition, the Manager monitors cashflows of certain Portfolios identified as presenting pricing inefficiencies that could potentially be exploited by market timers, and, with respect to the Portfolio, conducts certain tests to help detect cash outflows or cashflow volatility that may be disruptive to a portfolio manager's ability to manage the Portfolio. If, based on such monitoring, the Manager believes (i) that a Portfolio's cash flows may reflect a pattern of market timing or (ii) that a Portfolio's cashflows may reflect frequent trading that is disruptive to the management of the Portfolio and it is appropriate given the context of the cash flow volatility (e.g., type of Portfolio, amount of assets), the Manager will refer the matter to the appropriate insurance company or companies.


Further, in accordance with Rule 22c-2 under the 1940 Act, the Trust has contracted with insurance separate accounts to enable it to request and receive information regarding transactions in the shares of the Trust's Portfolios and limit transactions that violate the Trust's policies on market timing.


If the Trust finds that any insurance company has in place inadequate policies and procedures, with respect to a particular separate account, to detect and deter market timing in Portfolio shares and there is evidence of market timing in that separate account, the Trust or any of its Portfolios may be discontinued as an investment option of that separate account. In such an event, all contract owners of such separate account would no longer be able to make new investments in the Trust or any of its Portfolios. The Trust reserves the right to modify this policy, including any procedures established from time to time to effectuate this policy, at any time without notice.

LIMITATIONS ON THE TRUST'S ABILITY TO DETECT AND DETER MARKET TIMING

The Portfolio is available as an investment option under a number of different variable insurance products. Owners of these variable insurance products transfer value among sub-accounts of the insurance company separate accounts by contacting the insurance companies. The resulting purchases and redemptions of Portfolio shares are made through omnibus accounts of the insurance companies. The right of an owner of such a variable insurance product to transfer among sub-accounts is governed by a contract between the insurance company and such owner. Many of these contracts do not limit the number of transfers among the available underlying funds that a contract owner may make. The terms of these contracts, the presence of financial intermediaries (including the insurance companies) between the Trust and contract owners, the utilization of omnibus accounts by these intermediaries and other factors such as state insurance laws may limit the Trust's ability to detect and deter market timing. Multiple tiers of such financial intermediaries may further compound the Trust's difficulty in detecting and deterring such market timing activities.

RISKS ASSOCIATED WITH MARKET TIMING GENERALLY

While the Trust will try to detect and deter market timing by utilizing the procedures described above, these procedures may not be successful in identifying or deterring market timing. By realizing profits through short-term trading, contract owners that engage in market timing activities may dilute the value of shares held by long-term investors. Cashflow volatility resulting from frequent trading of Portfolio shares, especially involving large dollar amounts, may disrupt a portfolio manager's ability to manage the Portfolio's assets. Frequent trading may be disruptive if it makes it difficult for the Portfolio to implement its long-term investment strategies, for example by causing the Portfolio to maintain a higher level of its assets in cash to accommodate such frequent trading. Frequent trading may also be disruptive if it forces the Portfolio to sell portfolio securities at inopportune times to raise cash to accommodate such trading activity. In addition, frequent trading may cause the Portfolio to incur increased expenses. For example, as a result of such frequent trading, the Portfolio may be forced to liquidate investments and thereby incur increased brokerage costs. All of these factors may adversely affect Portfolio performance.

Associated with an investment in the Portfolio that itself invests in securities that are, for example, thinly traded, traded infrequently, or relatively less liquid is the risk that the current market price for the securities may not accurately reflect current market values. A market timer may seek to engage in strategies designed to take advantage of these pricing differences ("price arbitrage") and thereby dilute the returns of long-term investors. Portfolios that may be adversely affected by price arbitrage include those Portfolios that significantly invest in small cap equity securities and in certain fixed-income securities, such as high yield bonds.

A Portfolio that invests significantly in foreign securities may be particularly susceptible to strategies designed to exploit pricing inefficiencies. This is because foreign securities are typically traded on markets that close well before the time the Portfolio calculates its net asset value (typically at 4:00 p.m. Eastern Time), which gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities. The time zone differences among international stock markets can allow a market timer engaging in certain strategies to exploit differences in Portfolio share prices that are based on closing prices of foreign securities established some time before the Portfolio calculates its own share price (a type of price arbitrage referred to as "time zone arbitrage"). As discussed more fully below, the Trust has procedures, referred to as fair value pricing, that allow the Trust to adjust closing market prices of foreign securities to reflect what is believed to be the fair value of those securities at the time the Portfolio calculates its net asset value. While there is no assurance, the Portfolio expects that the use of fair value pricing will reduce a market timer's ability to engage in time zone arbitrage to the detriment of Portfolio shareholders.

VALUATION OF SHARES

The Portfolio's net asset value ("NAV") per share is ordinarily determined once daily, as of the close of the regular session of business on the New York Stock Exchange (NYSE) (usually at 4:00 p.m., Eastern Time), on each day the NYSE is open. To the extent that the Portfolio's assets are traded in other markets when the NYSE is closed, the value of the Portfolio's assets may be effected on days when the Trust is not open for business. In addition, trading in some of the Portfolio's assets may not occur when the Trust is open for business.

NAV of a Portfolio share is computed by dividing the value of the net assets of the Portfolio by the total number of shares outstanding in the Portfolio. Share prices for any transaction are those next calculated after receipt of an order.

Except for money market instruments maturing in 60 days or less and foreign securities as discussed below, securities held by the Portfolio are valued at market value. If market values are not readily available, or if available market quotations are not reliable, securities are priced at their fair value as determined by the Valuation Committee of the Trust's Board of Trustees using procedures approved by the Board of Trustees. The Portfolio may use fair value pricing if the value of a security has been materially affected by events occurring before the Portfolio's calculation of NAV but after the close of the primary markets on which the security is traded. The Portfolio may also use fair value pricing if reliable market quotations are unavailable due to infrequent trading or if trading in a particular security was halted during the day and did not resume prior to the Portfolio's calculation of NAV. The use of fair value pricing has the effect of valuing a security based upon the price the Portfolio might reasonably expect to receive if it sold that security but does not guarantee that the security can be sold at the fair value price. Further, because of the inherent uncertainty of fair valuation, a fair valuation price may differ significantly from the value that would have been used had a ready market for the investment existed, and these differences could be material. With respect to any portion of the Portfolio's assets that is invested in other open-end investment companies, that portion of the Portfolio's NAV is calculated based on the NAV of that investment company. The prospectus for the other investment company explains the circumstances and effects of fair value pricing for that investment company.


The Portfolio has retained a third party pricing service to automatically fair value each of its investments that is traded principally on a foreign exchange or market, subject to adjustment by the Trust's Valuation Committee. The Valuation Committee will regularly monitor and review the services provided by the pricing service to the Portfolio and periodically report to the Board on the pricing services' performance.

Money market instruments maturing in 60 days or less are valued on the amortized cost basis.

FINANCIAL HIGHLIGHTS

The following financial highlights table is intended to help you understand the Portfolio's Class A shares, Class B shares and Class E shares financial performance for its period of operation. Certain information reflects financial results for a single Portfolio share. Total return in the table shows how much an investment in the Portfolio would have increased (or decreased) during each period (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, whose report is included in the Annual Report of the Portfolio, which is available upon request.


                                          CLARION GLOBAL REAL ESTATE PORTFOLIO#
                              (FORMERLY NEUBERGER BERMAN REAL ESTATE PORTFOLIO)



                                                                               FOR THE PERIOD FROM
                                                                                   MAY 1, 2004
                                                        FOR THE YEARS ENDED      (COMMENCEMENT OF
                                                            DECEMBER 31,          OPERATIONS) TO
                                                      ------------------------ DECEMBER 31, 2004(A)
CLASS A                                               2007(A)  2006(A) 2005(A) --------------------
-------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                    $18.13 $14.15  $12.47          $10.00
                                                      -------- ------  ------        --------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME:                                    0.22   0.28    0.30            0.55
NET REALIZED AND UNREALIZED GAINS (LOSSES)              (2.59)   4.81    1.40            2.42
                                                      -------- ------  ------        --------
TOTAL FROM INVESTMENT OPERATIONS                        (2.37)   5.09    1.70            2.97
                                                      -------- ------  ------        --------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                    (0.19) (0.19)      --          (0.22)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS           (1.49) (0.92)  (0.02)          (0.28)
                                                      -------- ------  ------        --------
TOTAL DISTRIBUTIONS                                     (1.68) (1.11)  (0.02)          (0.50)
                                                      -------- ------  ------        --------
NET ASSET VALUE, END OF PERIOD                          $14.08 $18.13  $14.15          $12.47
                                                      -------- ------  ------        --------
TOTAL RETURN                                          (14.79)% 37.90%  13.61%        29.73%++
                                                      -------- ------  ------        --------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                 $711.9 $627.5  $204.1           $77.1
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                 0.62%  0.66%   0.69%          0.84%+
NET INVESTMENT INCOME                                    1.35%  1.74%   2.27%          6.76%+
PORTFOLIO TURNOVER RATE                                 110.0%  73.0%   13.5%         52.3%++
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                 0.65%  0.70%   0.70%          0.84%+

--------------------------------------------------------------------------------
# Effective April 28, 2008, the Portfolio changed its name to Clarion Global Real Estate Portfolio and ING Clarion Real Estate Securities L.P. became the Portfolio's Adviser.
+  Annualized
++ Non-annualized
(a) Net Investment income per share was calculated using average shares outstanding.

  CLARION GLOBAL REAL ESTATE PORTFOLIO#
(FORMERLY NEUBERGER BERMAN REAL ESTATE PORTFOLIO)



                                                                               FOR THE PERIOD FROM
                                                                                   MAY 1, 2004
                                                        FOR THE YEARS ENDED      (COMMENCEMENT OF
                                                            DECEMBER 31,          OPERATIONS) TO
                                                      ------------------------ DECEMBER 31, 2004(A)
CLASS B                                               2007(A)  2006(A) 2005(A) --------------------
-------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                    $18.06 $14.11  $12.47          $10.00
                                                      -------- ------  ------        --------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME:                                    0.21   0.23    0.26            0.26
NET REALIZED AND UNREALIZED GAINS (LOSSES)              (2.62)   4.81    1.40            2.69
                                                      -------- ------  ------        --------
TOTAL FROM INVESTMENT OPERATIONS                        (2.41)   5.04    1.66            2.95
                                                      -------- ------  ------        --------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                    (0.15) (0.17)      --          (0.20)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS           (1.49) (0.92)  (0.02)          (0.28)
                                                      -------- ------  ------        --------
TOTAL DISTRIBUTIONS                                     (1.64) (1.09)  (0.02)          (0.48)
                                                      -------- ------  ------        --------
NET ASSET VALUE, END OF PERIOD                          $14.01 $18.06  $14.11          $12.47
                                                      -------- ------  ------        --------
TOTAL RETURN                                          (15.01)% 37.58%  13.29%        29.55%++
                                                      -------- ------  ------        --------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                 $484.8 $623.4  $316.4          $167.2
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                 0.87%  0.92%   0.94%          0.98%+
NET INVESTMENT INCOME                                    1.30%  1.43%   2.00%          3.45%+
PORTFOLIO TURNOVER RATE                                 110.0%  73.0%   13.5%         52.3%++
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                 0.90%  0.95%   0.95%          0.98%+

--------------------------------------------------------------------------------
# Effective April 28, 2008, the Portfolio changed its name to Clarion Global Real Estate Portfolio and ING Clarion Real Estate Securities L.P. became the Portfolio's Adviser.
+  Annualized
++ Non-annualized
(a) Net Investment income per share was calculated using average shares outstanding.

                                          CLARION GLOBAL REAL ESTATE PORTFOLIO#

                              (FORMERLY NEUBERGER BERMAN REAL ESTATE PORTFOLIO)



                                                                               FOR THE PERIOD FROM
                                                                                   MAY 1, 2004
                                                        FOR THE YEARS ENDED      (COMMENCEMENT OF
                                                            DECEMBER 31,          OPERATIONS) TO
                                                      ------------------------ DECEMBER 31, 2004(A)
CLASS E                                               2007(A)  2006(A) 2005(A) --------------------
-------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                    $18.08 $14.13  $12.47          $10.00
                                                      -------- ------  ------        --------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME:                                    0.26   0.25    0.28            0.33
NET REALIZED AND UNREALIZED GAINS (LOSSES)              (2.64)   4.80    1.40            2.64
                                                      -------- ------  ------        --------
TOTAL FROM INVESTMENT OPERATIONS                        (2.38)   5.05    1.68            2.97
                                                      -------- ------  ------        --------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                    (0.17) (0.18)      --          (0.22)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS           (1.49) (0.92)  (0.02)          (0.28)
                                                      -------- ------  ------        --------
TOTAL DISTRIBUTIONS                                     (1.66) (1.10)  (0.02)          (0.50)
                                                      -------- ------  ------        --------
NET ASSET VALUE, END OF PERIOD                          $14.04 $18.08  $14.13          $12.47
                                                      -------- ------  ------        --------
TOTAL RETURN                                          (14.86)% 37.62%  13.45%        29.69%++
                                                      -------- ------  ------        --------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                  $72.7 $119.2   $51.3           $20.9
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                 0.76%  0.82%   0.84%          0.91%+
NET INVESTMENT INCOME                                    1.54%  1.55%   2.14%          4.19%+
PORTFOLIO TURNOVER RATE                                 110.0%  73.0%   13.5%         52.3%++
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                 0.80%  0.85%   0.84%          0.91%+

--------------------------------------------------------------------------------
# Effective April 28, 2008, the Portfolio changed its name to Clarion Global Real Estate Portfolio and ING Clarion Real Estate Securities L.P. became the Portfolio's Adviser.
+  Annualized
++ Non-annualized
(a) Net Investment income per share was calculated using average shares outstanding.

FOR MORE INFORMATION

If you would like more information about the Portfolio, the following documents are available to you free upon request:

ANNUAL/SEMI-ANNUAL REPORTS

Contain additional information about the Portfolio's performance. In the Portfolio's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION ("SAI")

Provides a fuller technical and legal description of the Portfolio's policies, investment restrictions, and business structure. The SAI is legally considered to be a part of this Prospectus.

IF YOU WOULD LIKE A COPY OF THE CURRENT VERSIONS OF THESE DOCUMENTS, OR OTHER INFORMATION ABOUT THE PORTFOLIO, CONTACT:

                          MET INVESTORS SERIES TRUST
                           5 PARK PLAZA, SUITE 1900
                           IRVINE, CALIFORNIA 92614

                                1-800-848-3854

Free copies of the SAI and Annual and Semi-Annual Reports are available at the following website: www.metlifeinvestors.com

Information about the Portfolio, including the Annual and Semi-annual Reports and SAI, may also be obtained from the Securities and Exchange Commission ("SEC"):

[_] IN PERSONReview and copy documents in the SEC's Public Reference Room in
             Washington, D.C. (for information call 202-551-8090).

[_] ON LINE  Retrieve information from the EDGAR database on the SEC's web site at: http://www.sec.gov.

[_] BY MAIL  Request documents, upon payment of a duplicating fee, by writing to SEC, Public Reference Section, Washington, D.C. 20549 or by e-mailing the SEC at publicinfo@sec.gov.

                             SEC FILE # 811-10183

                                 MET INVESTORS
                            S E R I E S   T R U S T

                   Cyclical Growth and Income ETF Portfolio


                      Class A, Class B and Class E Shares


                                __PROSPECTUS__


                                APRIL 28, 2008


Like all securities, these securities have not been approved or disapproved by the
    Securities and Exchange Commission, nor has the Securities and Exchange
      Commission passed upon the accuracy or adequacy of this Prospectus.
           Any representation to the contrary is a criminal offense.

                           ____TABLE OF CONTENTS____


                                                            PAGE

            INTRODUCTION                                     3
               Understanding the Trust                       3
               Understanding the Portfolio                   3

            THE PORTFOLIO                                    6

              INVESTMENT SUMMARY                             6
               Cyclical Growth and Income ETF Portfolio      7

              PRIMARY RISKS OF THE UNDERLYING ETFS           13
              ADDITIONAL INFORMATION ABOUT ETFS              17
              ADDITIONAL INVESTMENT STRATEGIES               18
              MANAGEMENT                                     19
               The Manager                                   19
               The Adviser                                   20
               Distribution Plans                            23

            YOUR INVESTMENT                                  24
               Shareholder Information                       24
               Dividends, Distributions and Taxes            25
               Sales and Purchases of Shares                 26

            FINANCIAL HIGHLIGHTS                             30

            FOR MORE INFORMATION                         Back Cover

INTRODUCTION

UNDERSTANDING THE TRUST


Met Investors Series Trust (the "Trust") is an open-end management investment company that offers a selection of fifty-two managed investment portfolios or mutual funds. Only one of which is offered through this Prospectus (the "Portfolio"). Please see the Investment Summary section of this Prospectus for specific information on the Portfolio.


  INVESTING THROUGH A VARIABLE INSURANCE CONTRACT


  Class A, Class B and Class E shares of the Portfolio are currently only sold to separate accounts of Metropolitan Life Insurance Company and certain of its affiliates (collectively, "MetLife" or the "Insurance Companies") to fund the benefits under certain individual and group variable annuity contracts (collectively, "Contracts"). As a Contract owner, your premium payments are allocated to the Portfolio in accordance with your Contract.

  A particular class of the Portfolio may not be available under the Contract you have chosen. The prospectus for the Contracts shows the classes available to you. Please read this Prospectus carefully. It provides information to assist you in your decision. If you would like additional information about the Portfolio, please request a copy of the Statement of Additional Information ("SAI"). For details about how to obtain a copy of the SAI and other reports and information, see the back cover of this Prospectus. The SAI is incorporated by reference into this Prospectus.


UNDERSTANDING THE PORTFOLIO

The Portfolio was designed on established principles of asset allocation. The Portfolio will primarily invest its assets in other investment companies known as exchange-traded funds ("Underlying ETFs"), including series of the iShares(R) Trust, iShares(R), Inc., the SPDR(R) Trust, Series 1 and Vanguard Index Participation Equity Receipts (VIPERs(R)) of the Vanguard(R) Index Funds, Vanguard(R) U.S. Sector Index Funds and Vanguard VIPERs(R) Series Trust/1/. Each Underlying ETF invests primarily in equity securities or in fixed income securities, as applicable. Because the Portfolio invest in other investment companies rather than in individual securities, the Portfolio is considered a "fund of funds" and bears a proportionate share of the expenses charged by the Underlying ETFs in which it invests.

--------
/1/ iShares(R) is a registered mark of Barclays Global Investors, N.A. ("BGI"). The Portfolio is not sponsored, endorsed, sold, or promoted by BGI. BGI makes no representations or warranties to the shareholders of the Portfolio or any member of the public regarding the advisability of investing in the Portfolio or the iShares Trust or iShares, Inc. BGI has no obligation or liability in connection with the operation, marketing, or trading of the Portfolio.



 PLEASE SEE THE CONTRACT PROSPECTUS FOR A DETAILED EXPLANATION OF YOUR CONTRACT.

 WHAT ARE ETFS? ETFS ARE PASSIVELY MANAGED INVESTMENT COMPANIES THAT HOLD A PORTFOLIO OF COMMON STOCKS, BONDS OR OTHER SECURITIES DESIGNED TO TRACK THE PERFORMANCE OF A CERTAIN MARKET INDEX OR MARKET SECTOR, SUCH AS THE S&P 500 INDEX. AN ETF IS A FUND THAT IS TRADED LIKE A STOCK ON A SECURITIES EXCHANGE AND MAY BE PURCHASED AND SOLD THROUGHOUT THE TRADING DAY BASED ON ITS MARKET PRICE. AN ETF PORTFOLIO HOLDS THE SAME STOCKS OR BONDS AS THE INDEX IT TRACKS (OR A SAMPLING OF THE STOCKS OR BONDS THAT ARE REPRESENTED BY THAT INDEX IN A PROPORTION MEANT TO TRACK THE PERFORMANCE OF THE ENTIRE INDEX), SO ITS MARKET PRICE GENERALLY REFLECTS THE VALUE OF THE INDEX AT ANY GIVEN TIME. ETFS ARE REGISTERED INVESTMENT COMPANIES AND INCUR FEES AND EXPENSES SUCH AS OPERATING EXPENSES, LICENSING FEES, REGISTRATION FEES, TRUSTEES FEES AND MARKETING EXPENSES. THEREFORE, ETF SHAREHOLDERS PAY THEIR PROPORTIONATE SHARE OF THESE EXPENSES.


The Portfolio has an allocation among various asset classes (including large-, mid- and small-capitalization domestic equity, foreign, fixed income, high yield, real estate investment trusts and cash/money market). Gallatin Asset Management, Inc., a wholly-owned subsidiary of A.G. Edwards, Inc. (the "Adviser"), establishes specific investment percentages for the asset classes and then selects the Underlying ETFs in which the Portfolio invests based on, among other things, the historical performance of each ETF and/or asset class, future risk/return expectations, and the Adviser's outlook for the economy, interest rates and financial markets. These allocations reflect varying degrees of potential investment risk and reward. The allocation of stocks and fixed income securities reflects greater or lesser emphasis on growth of capital and pursuing current income.

The Adviser may choose to achieve a targeted allocation to cash by entering into repurchase agreements or directly purchasing money market instruments. The Adviser may add new Underlying ETFs or replace existing Underlying ETFs at its discretion. The Adviser intends to invest the Portfolio's assets primarily in Underlying ETFs, but is not limited to these types of investments and may invest in other types of securities, including repurchase agreements and other open-end investment companies, including high yield bond funds and money market funds.

At least quarterly, the Adviser will review the Portfolio's asset allocation among equities, fixed income and cash/cash equivalents including the investment allocations within such asset classes and may make changes in the allocation as the market and economic outlook changes. Generally, it is anticipated that changes among the asset classes will be within a range of plus or minus 5 percentage points per quarter; however, the Adviser may at times make larger allocation changes if it believes market conditions warrant a larger change.

Because the Portfolio invests in Underlying ETFs, you should look for information about these Underlying ETFs in the applicable Underlying ETF prospectuses.


--------
   SPDRs(R) is a trademark of The McGraw-Hill Companies, Inc., and has been licensed for use by PDR Services LLC ("PDR") and the American Stock Exchange LLC (AMEX) in connection with the listing and trading of SPDRs on the AMEX. These products are not sponsored, sold or endorsed by S&P, a division of The McGraw-Hill Companies, Inc., and S&P makes no representation regarding the advisability of investing in them. The Portfolio is not sponsored, endorsed, sold, or promoted by PDR. PDR makes no representations or warranties to the shareholders of the Portfolio or any member of the public regarding the advisability of investing in the Portfolio or the SPDRs. PDR has no obligation or liability in connection with the operation, marketing, or trading of the Portfolio.
   Vanguard(R) and VIPERs(R) are trademarks of The Vanguard Group, Inc. ("Vanguard"). The Portfolio is not sponsored, endorsed, sold, or promoted by Vanguard. Vanguard makes no representations or warranties to the shareholders of the Portfolio or any member of the public regarding the advisability of investing in the Portfolio or the VIPERs. Vanguard has no obligation or liability in connection with the operation, marketing, or trading of the Portfolio.

The following chart describes the allocation, as of December 31, 2007, among the range of equities, fixed income and cash/money market securities for the Portfolio. You should note that these percentages may not directly correspond to investment in the Underlying ETF since each Underlying ETF may contain various sub-sets of an asset class (E.G., large-cap and mid cap-equity securities).



                      Cyclical Growth and
     Asset Class          Income ETF
-----------------------------------------
Equities                      78%
-----------------------------------------
    U.S. Large Cap            60%
    U.S. Mid Cap              10%
    U.S. Small Cap            0%
    Foreign                   8%
-----------------------------------------
Fixed Income                  20%
-----------------------------------------
Cash/Cash Equivalents         2%
-----------------------------------------



The allocation of investments in the Underlying ETFs as of December 31, 2007 is set forth in the Investment Summary with respect to the Portfolio.


The actual allocation percentages of the Portfolio's investments as of the end of the prior quarter in the Underlying ETFs are generally available for the Portfolio at the following website--www.metlifeinvestors.com. This information is generally posted to the website on or about the first business day of the second month following the calendar quarter. The Trust may exclude any portion of this information from the posting when deemed in the best interest of the Trust. These postings generally remain until replaced by new postings as described above.

The Portfolio will invest new assets and reinvest dividends based on the Portfolio's target allocations at such time. However, the Portfolio's allocations could change substantially over time as the Underlying ETFs' asset values change due to market movements and portfolio management decisions.


After this Introduction you will find an Investment Summary for the Portfolio. The Investment Summary presents important facts about the Portfolio, including information about its investment objective, principal investment strategy, primary risks, fees and expenses and past performance.

                                 THE PORTFOLIO



INVESTMENT SUMMARY

The Portfolio's summary discusses the following :

    INVESTMENT OBJECTIVE
    What is the Portfolio's investment goal?

    PRINCIPAL INVESTMENT STRATEGY
    How does the Portfolio attempt to achieve its investment goal? What types of investments does it contain? What style of investing and investment philosophy does it follow?

    PRIMARY RISKS
    What are the specific risks of investing in the Portfolio and in the Underlying ETFs?

    PAST PERFORMANCE
    How well has the Portfolio performed over time?

    FEES AND EXPENSES
    What is the cost of investing in the Portfolio?

In addition to its principal investment strategy, the Portfolio may invest in various types of securities and engage in various investment techniques and practices which are not the principal focus of the Portfolio or of the Underlying ETFs and therefore are not described in the Investment Summary section of the Prospectus. These other securities and investment techniques and practices in which the Portfolio may engage, together with their risks, are briefly discussed in "Additional Investment Strategies" in this Prospectus and in the SAI.


Following the Investment Summary is the section entitled "Primary Risks of the Underlying ETFs" which lists some of the factors that may affect the value of the Portfolio's investments in the Underlying ETFs. You can lose money by investing in the Portfolio.


The SAI provides more detailed information regarding the various types of securities that the Portfolio and an Underlying ETF may purchase and certain investment techniques and practices of the Portfolio's Adviser.


The Contracts may be sold by banks. AN INVESTMENT IN THE PORTFOLIO THROUGH A CONTRACT IS NOT A DEPOSIT OR OBLIGATION OF, OR GUARANTEED BY, ANY BANK, AND IS NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY OF THE U.S. GOVERNMENT.



 THE PORTFOLIO IN THIS PROSPECTUS IS A MUTUAL FUND: A POOLED INVESTMENT THAT IS PROFESSIONALLY MANAGED AND THAT GIVES YOU THE OPPORTUNITY TO PARTICIPATE IN FINANCIAL MARKETS. THE PORTFOLIO STRIVES TO REACH ITS STATED INVESTMENT OBJECTIVE, WHICH CAN BE CHANGED WITHOUT SHAREHOLDER APPROVAL. AS WITH ALL MUTUAL FUNDS, THERE IS NO GUARANTEE THAT THE PORTFOLIO WILL ACHIEVE ITS INVESTMENT OBJECTIVE.

                   CYCLICAL GROWTH AND INCOME ETF PORTFOLIO

INVESTMENT OBJECTIVE:

Growth of capital and income.

PRINCIPAL INVESTMENT STRATEGY:

To achieve this objective, the Portfolio invests at least 80% of its net assets in Underlying ETFs. The Portfolio is based on the cyclical asset allocation guidelines of the Adviser's Investment Strategy Committee's growth and income model. The Portfolio is managed for total return and invests a significant portion of its assets in Underlying ETFs that invest in U.S. equity and fixed income securities. This model may be appropriate for investors with a moderate risk tolerance.

In an effort to achieve its investment objective and reduce portfolio volatility over an intermediate-term cycle, the Portfolio's equity investments may be allocated across a range of asset classes which can include: large-, mid- and small-cap, REIT, and foreign developed and emerging market equity funds, with fixed income allocations to government, investment-grade corporate and high-yield funds. The approximate percentage of the Portfolio's assets allocated to the various types of equity and fixed income securities, as of the date of this Prospectus, is set forth above in "Understanding the Portfolio."

The Portfolio currently seeks to achieve capital growth through its investments in Underlying ETFs that invest primarily in mid-cap and large-cap equity securities, as well, to a lesser extent, in stocks of foreign companies. In the large-cap asset class, the Portfolio may overweight or underweight particular sectors relative to the S&P 500 Index based on recommendations from the Adviser's Investment Committee.

The Portfolio currently seeks to achieve current income through its investments in Underlying ETFs that invest primarily in domestic investment-grade fixed income securities.

As of December 31, 2007, the Portfolio invested in the underlying ETFs and cash or cash equivalents at the approximate percentages indicated:



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U.S. LARGE CAP                                                                62.14%
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Vanguard(R) U.S. Sector Index Funds: Vanguard Consumer Staples ETFs(R)         4.22%
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iShares(R) Trust: iShares Dow Jones U.S. Industrial Sector Index Fund          1.99%
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iShares(R) Trust: iShares Dow Jones U.S. Telecommunications Sector Index Fund  1.85%
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iShares(R) Trust: iShares Dow Jones U.S. Energy Sector Index Fund              1.44%
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iShares(R) Trust: iShares Dow Jones U.S. Consumer Services Sector Index Fund   1.14%
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iShares(R) Trust: iShares Dow Jones U.S. Financial Sector Index Fund           5.03%
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iShares(R) Trust: iShares Dow Jones U.S. Consumer Goods Sector Index Fund      2.92%
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iShares(R) Trust: iShares Dow Jones U.S. Technology Sector Index Fund          3.50%
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Vanguard(R) U.S. Sector Index Funds: Vanguard Energy ETFs(R)                   0.63%
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Vanguard(R) U.S. Sector Index Funds: Vanguard Financials ETFs(R)               0.73%
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iShares(R) Trust: iShares Dow Jones U.S. Healthcare Sector Index Fund          8.23%
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iShares(R) Trust: iShares S&P 500 Index Fund                                  22.79%
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Vanguard(R) U.S. Sector Index Funds: Vanguard Consumer Discretionary ETFs(R)   1.14%
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Vanguard(R) U.S. Sector Index Funds: Vanguard Information Technology ETFs(R)   0.98%
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Vanguard(R) U.S. Sector Index Funds: Vanguard Industrial ETFs(R)               2.43%
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iShares(R) Trust: iShares Dow Jones U.S. Utilities Sector Index Fund           0.96%
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SPDR Trust: Standard & Poor's Depository Receipts (Series 1)                   1.99%
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Vanguard Utilities Index Fund                                                  0.15%
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U.S. MID CAP                                                                  10.28%
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iShares(R) Trust: iShares S&P MidCap 400 Index Fund                            9.45%
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iShares(R) Trust: iShares S&P MidCap 400 Growth Index Trust                    0.83%
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FOREIGN                                                                        8.12%
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iShares(R) Trust: iShares MSCI EAFE Index Fund                                 8.12%
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FIXED INCOME                                                                  19.24%
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iShares(R) Trust: iShares Lehman 1-3 Year Treasury Bond Fund                  19.24%
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CASH/CASH EQUIVALENTS                                                          0.22%
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Model allocations are reviewed by the Adviser's Investment Strategy Committee at least quarterly and will be adjusted as the market and economic outlook changes. Generally, any changes among asset classes will be within a range of plus or minus 5 percentage points per asset class per quarter; however, the Adviser may at times make larger allocation changes if it believes market conditions warrant a larger change. Allocations are based not only on past asset class performance but more importantly on future risk/return expectations. For that reason, the percentage of the Portfolio's assets invested in a particular asset class or Underlying ETF at any given time may be different than the allocation model shown above. The Adviser reserves the right to replace Underlying ETFs or other securities in its asset allocation model at any time, although such changes would generally be the result of a change in the asset allocation with respect to an asset class.

Although the Portfolio currently invests primarily in Underlying ETFs, it may also invest in other types of securities, including open-end investment companies such as high yield bond funds and cash equivalents such as money market funds or repurchase agreements.

The Portfolio is classified as a "non-diversified" company under the Investment Company Act of 1940, as amended, which means that it could concentrate its investments in a smaller number of companies than many other funds.

PRIMARY RISKS:

An investment in the Portfolio is not guaranteed. You can lose money by investing in the Portfolio. There are direct and indirect risks of investing in the Portfolio. Direct risks include:

  . PERFORMANCE RISK--Because the Portfolio invests primarily all of its assets in the shares of the Underlying ETFs, its investment performance is directly related to the performance of the Underlying ETFs held by the Portfolio. The ability of the Portfolio to meet its investment objective depends upon the allocation of the Portfolio's assets among the Underlying ETFs and the ability of an Underlying ETF to meet its own investment objective. It is possible that an Underlying ETF will fail to execute its investment strategies effectively. As a result, an Underlying ETF may not meet its investment objective, which would affect the Portfolio's investment performance. There can be no assurance that the investment objective of any Portfolio or any Underlying ETF will be achieved. Since the Portfolio invests primarily in the shares of the Underlying ETFs, its performance is directly related to the ability of the Underlying ETFs to meet their respective investment objectives.

  . NON-DIVERSIFICATION RISK--Because the Portfolio may invest its assets in a small number of issuers, the Portfolio is more susceptible to any single economic, political or regulatory event affecting those issuers than is a diversified portfolio.


The value of your investment in the Portfolio may be affected by one or more of the following indirect risks of the Underlying ETFs, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate. Each risk is described in "Primary Risks of the Underlying ETFs".


  .  Asset class risk

  .  Concentration risk

  .  Credit risk

  .  Foreign investment risk

  .  High yield debt security risk

  .  Interest rate risk

  .  Investment style risk

  .  Market capitalization risk

  .  Market risk

  .  Market trading risk

  .  Non-diversification risk

  .  Sector risk

  .  Tracking error risk

 ALLOCATIONS MAY PERIODICALLY CHANGE AND ACTUAL INVESTMENTS COULD CHANGE SUBSTANTIALLY AS THE UNDERLYING ETFS' NET ASSET VALUES CHANGE DUE TO MARKET MOVEMENTS AND PORTFOLIO MANAGEMENT DECISIONS.

 PORTFOLIO MANAGEMENT:


..  Gallatin Asset Management, Inc. see page 20.

..  For financial highlights see page 30.




PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.


The bar chart below shows you the performance of the Portfolio's Class B shares, the Portfolio's oldest Class, for each full calendar year since its inception and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart.

               Year-by-Year Total Return as of 12/31 of Each Year

                                   [CHART]

                           06                07
                          ----              ----
                         11.73%             5.40%

                High Quarter:   4th - 2006      +5.34%
                Low Quarter:    4th - 2007      -2.49%

The table below compares the Portfolio's Class A, Class B and Class E shares' average annual compounded total returns for the 1-year period and from inception through 12/31/07 with the S&P 500 Index and a blended index. The S&P 500 Index is an index of the stocks of approximately 500 large- and medium-sized companies traded in U.S. stock markets. Results include reinvested dividends. The blended index is comprised of 2% Merrill Lynch U.S. 3-Month Treasury Bill Index, 10% Merrill Lynch Corporate/Government Master Index, 48% S&P 500 Index, 15% S&P MidCap 400 Index, 15% S&P SmallCap 600 Index and 10% Morgan Stanley Capital International Europe, Australia and Far East Index ("MSCI EAFE Index"). The Merrill Lynch U.S. 3-Month Treasury Bill Index is composed of a single 90-Day Treasury bill issue, or potentially a seasoned 6-month or 1-year Treasury bill issue, that is replaced on a monthly basis. The Merrill Lynch Corporate/Government Master Index is an indicator of the performance of investment-grade domestic bonds, capturing close to $5 trillion of outstanding debt. The S&P MidCap 400 Index is a capitalization-weighted index which measures the performance of the mid-range sector of the U.S. stock market and represents about 7% of the total market value of U.S. equities. The S&P SmallCap 600 Index is a capitalization-weighted index which measures the performance of the small-cap range of the U.S. stock market and represents about 3% of the total market value of U.S. equities. The MSCI EAFE Index is a widely recognized unmanaged index which is an aggregate of 15 individual country indices that collectively represent many of the major markets of the world.

An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.


Average Annual Total Return as of 12/31/07
-------------------------------------------
                             Since   Inception
                    1 Year Inception   Date
----------------    ------ --------- ---------
Class A              5.76%    7.56%    5/1/06
Class B              5.40%    8.31%   10/3/05
Class E              5.58%    7.36%    5/1/06
S&P(R) 500 Index     5.49%   10.31%*
Blended Index        6.42%    9.13%*
* Index performance is from 9/30/05.



For information on Gallatin Asset Management, Inc.'s prior performance with comparable accounts, see page 21.


FEES AND EXPENSES:


The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the fiscal year ended December 31, 2007, and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts but do reflect the fees and expenses of the Underlying ETFs. See the Contract prospectus for a description of those fees, expenses and charges. If such expenses were reflected in the Example, the expense amounts indicated would be higher.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE


Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)


                                           Class A Class B Class E
------------------------------------------ ------- ------- -------
Management Fees                             0.45%   0.45%   0.45%
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Distribution and/or Service (12b-1) Fees    None    0.25%   0.15%
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Other Expenses                              0.10%   0.09%   0.09%
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Total Annual Portfolio Operating Expenses*  0.55%   0.79%   0.69%
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Indirect Expenses of Underlying ETFs and
 Other Investment Companies **              0.23%   0.23%   0.23%
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Total Annual Portfolio Operating Expenses
 and Indirect Expenses of Underlying ETFs
 and Other Investment Companies             0.78%   1.02%   0.92%
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         * Met Investors Advisory, LLC (the "Manager") and the Trust have entered into an Expense Limitation Agreement whereby the total direct Annual Portfolio Operating Expenses for Class A, Class B and Class E shares of the Portfolio will not exceed 0.55%, 0.80% and 0.70%, respectively, for the period ended April 30, 2009 and in any year in which the Agreement is in effect. Under certain circumstances, any fees waived or expenses reimbursed by the Manager may, with the approval of the Trust's Board of Trustees, be repaid to the Manager.
        ** As an investor in an ETF or other investment company, the Portfolio also will bear its pro-rata portion of the operating expenses of that Underlying ETF or other investment company. The expenses of the Underlying ETFs and other investment companies are based upon the weighted average of the total operating expenses of the Underlying ETFs or other investment companies for the year ended December 31, 2007.

Investors may be able to realize lower aggregate expenses by investing directly in the retail Underlying ETFs instead of the Portfolio, however, the Underlying ETFs are not available as investment options under the Contracts and you would not have the potential to benefit from the allocation services of the Adviser.

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.


The Example shows the total expenses you would pay on a $10,000 investment over the periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same and that all expense caps for the Portfolio remains in effect only for the period ended April 30, 2009. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.


EXAMPLE OF PORTFOLIO EXPENSES


         Class A  Class B  Class E
-----------------------------------
1 Year   $     80 $    105 $     94
-----------------------------------
3 Years  $    250 $    326 $    295
-----------------------------------
5 Years  $    435 $    566 $    511
-----------------------------------
10 Years $    969 $  1,253 $  1,135
-----------------------------------

PRIMARY RISKS OF THE UNDERLYING ETFS


One or more of the following primary risks may apply to the Underlying ETFs. Please see the Investment Summary for the Portfolio to determine which risks apply to the Underlying ETFs. The greater the Portfolio's investment in a particular asset class, the greater the impact to the Portfolio of the risks related to the class. Please note that there are many other circumstances that could adversely affect your investment and prevent an Underlying ETF from reaching its objective, which are not described here.


ASSET CLASS RISK. The returns from the types of securities in which an Underlying ETF invests may underperform returns from the general securities markets or different asset classes. Different types of securities tend to go through cycles of outperformance and underperformance in comparison to the general securities markets.

CONCENTRATION RISK. If an Underlying ETF's index concentrates in a particular industry, group of industries, or sector, that fund may be adversely affected by the performance of those securities and subject to price volatility. In addition, an Underlying ETF that concentrates in a single industry or group of industries may be more susceptible to any single economic, market, political, or regulatory occurrence.

CREDIT RISK. The value of debt securities is directly affected by an issuer's ability to pay principal and interest on time. If an Underlying ETF invests in debt securities, the value of your investment may be adversely affected when an issuer fails to pay an obligation on a timely basis. An Underlying ETF may also be subject to credit risk to the extent it engages in transactions, such as securities loans, repurchase agreements or certain derivatives, which involve a promise by a third party to honor an obligation to the Underlying ETF. Such third party may be unwilling or unable to honor its financial obligations.

FOREIGN INVESTMENT RISK. Investments in foreign securities involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject:

  . These risks may include the seizure by the government of company assets, excessive taxation, withholding taxes on dividends and interest, limitations on the use or transfer of portfolio assets, and political or social instability.

  . Enforcing legal rights may be difficult, costly and slow in foreign countries, and there may be special problems enforcing claims against foreign governments.

  . Foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there may be less public information about their operations.

  .  Foreign markets may be less liquid and more volatile than U.S. markets.

  . Foreign securities often trade in currencies other than the U.S. dollar, and an Underlying ETF may directly hold foreign currencies and purchase and sell foreign currencies. Changes in currency exchange rates will affect an Underlying ETF's net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of foreign securities. An increase in the strength of the U.S. dollar relative to these other currencies may cause the value of an Underlying ETF to decline. Certain foreign currencies may be particularly volatile, and foreign governments may intervene in the currency markets, causing a decline in value or liquidity of an Underlying ETF's foreign currency or securities holdings.

  . Costs of buying, selling and holding foreign securities, including brokerage, tax and custody costs, may be higher than those involved in domestic transactions.

Investments in emerging markets include all of the risks of investments in foreign securities and are subject to severe price declines. The economic and political structures of developing nations, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity. Such countries may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners and economies based on only a few industries. For these reasons, all of the risks of investing in foreign securities are heightened by investing in emerging market countries. The markets of developing countries have been more volatile than the markets of developed countries with more mature economies. These markets often have provided significantly higher or lower rates of return than developed markets, and significantly greater risks, to investors.

HIGH YIELD DEBT SECURITY RISK. High yield debt securities, or junk bonds, are securities which are rated below "investment grade" or are not rated, but are of equivalent quality. High yield debt securities range from those for which the prospect for repayment of principal and interest is predominantly speculative to those which are currently in default on principal or interest payments. High yield debt securities may be more susceptible to credit risk and market risk than an investment company that invests only in higher quality debt securities because these lower-rated debt securities are less secure financially and more sensitive to downturns in the economy. In addition, the secondary market for such securities may not be as liquid as that for more highly rated debt securities. As a result, an investment company may find it more difficult to sell these securities or may have to sell them at lower prices.

You should understand that high yield securities are not generally meant for short-term investing. When an investment company (in which a Portfolio invests) invests in high yield securities it generally seeks to receive a correspondingly higher return to compensate it for the additional credit risk and market risk it has assumed.

INTEREST RATE RISK. The values of debt securities are subject to change when prevailing interest rates change. When interest rates go up, the value of debt securities and certain dividend paying stocks tends to fall. If an Underlying ETF invests a significant portion of its assets in debt securities or stocks purchased primarily for dividend income and interest rates rise, then the value of your investment may decline. Alternatively, when interest rates go down, the value of debt securities and certain dividend paying stocks may rise.

Interest rate risk will affect the price of a fixed income security more if the security has a longer maturity because changes in interest rates are increasingly difficult to predict over longer periods of time. Fixed income securities with longer maturities will therefore be more volatile than other fixed income securities with shorter maturities. Conversely, fixed income securities with shorter maturities will be less volatile but generally provide lower returns than fixed income securities with longer maturities. The average maturity and duration of the Underlying ETF's fixed income investments will affect the volatility of the Underlying ETF's share price.

During periods of high interest rates, REITs and other real estate companies may lose appeal for investors who may be able to obtain higher yields from other income-producing investments. High interest rates may also mean that financing for property purchases and improvements is more costly and difficult to obtain.

INVESTMENT STYLE RISK. Different investment styles tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. An Underlying ETF may outperform or underperform other funds that employ a different investment style. An Underlying ETF may also employ a combination of styles that impacts its risk characteristics. Examples of different investment styles include growth and value investing. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's growth of earnings potential. Also, since growth companies usually invest a high portion of earnings in their business, growth stocks may lack the dividends of some value stocks that can cushion stock prices in a falling market. Growth oriented funds will typically underperform when value investing is in favor. Value stocks are those which are undervalued in comparison to their peers due to adverse business developments or other factors. Value investing carries the risk that the market will not recognize a security's inherent value for a long time, or that a stock judged to be undervalued may actually be appropriately priced or overvalued. Value oriented funds will typically underperform when growth investing is in favor.

MARKET CAPITALIZATION RISK. Stocks fall into three broad market capitalization categories--large, medium and small. Investing primarily in one category carries the risk that due to current market conditions that category may be out of favor. If valuations of large capitalization companies appear to be greatly out of proportion to the valuations of small or medium capitalization companies, investors may migrate to the stocks of small and mid-sized companies causing an Underlying ETF that invests in these companies to increase in value more rapidly than an Underlying ETF that invests in larger, fully-valued companies. Larger more established companies may also be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion. Investing in medium and small capitalization companies may be subject to special risks associated with narrower product lines, more limited financial resources, dependency on a few key personnel for management compared to companies with greater financial resources, and a more limited trading market for their stocks as compared with larger companies.

In addition, securities of these companies are subject to the risk that during certain periods the liquidity of particular issuers or industries, or all securities in particular investment categories, will shrink or disappear suddenly and without warning as a result of adverse economic or market conditions, or adverse investor perceptions whether or not accurate. Securities of medium and smaller capitalization issuers may therefore be subject to greater price volatility and may decline more significantly in market downturns than securities of larger companies and an Underlying ETF may incur losses because it will be required to effect sales at a disadvantageous time and only then at a substantial drop in price. In some cases, these companies may be relatively new issuers (i.e., those having continuous operation histories of less than three years) which carries other risks in addition to the risks of other medium and small capitalization companies. New issuers may be more speculative because such companies are relatively unseasoned. These companies will often be involved in the development or marketing of a new product with no established market, which could lead to significant losses. Smaller and medium capitalization issuers may also require substantial additional capital to support their operations, to finance expansion or to maintain their competitive position; and may have substantial borrowings or may otherwise have a weak financial condition, and may be susceptible to bankruptcy. Transaction costs for these investments are often higher than those of larger capitalization companies.

MARKET RISK. An Underlying ETF's share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including disappointing corporate earnings, adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or a company may deteriorate.

Stocks purchased in IPOs have a tendency to fluctuate in value significantly shortly after the IPO relative to the price at which they were purchased. These fluctuations could impact the net asset value and return earned on the Underlying ETF's shares.

MARKET TRADING RISK. The shares of the Underlying ETFs may trade at a premium or discount to their net asset value. The market value of ETF shares may differ from the shares' net asset value. The net asset value of ETF shares fluctuate with the changes in the market value of the fund's holdings, while the trading price of ETF shares fluctuate in accordance with changes in net asset value as well as market supply and demand.

NON-DIVERSIFICATION RISK. The Underlying ETFs may be non-diversified and, therefore, may hold fewer securities than a diversified fund. As a result, the Underlying ETFs may be more sensitive to the risks associated with those securities or to any single economic, business, political, or regulatory occurrence.

SECTOR RISK. Another area of risk involves the potential focus of an Underlying ETF's assets in securities of a particular sector. Sector risk is the possibility that securities within the same group of industries will decline in price due to sector-specific market or economic developments. If an Underlying ETF invests more heavily in a particular sector, the value of its shares may be especially sensitive to factors and economic risks that specifically affect that sector. As a result, the Underlying ETF's share price may fluctuate more widely than the value of shares of a mutual fund that invests in a broader range of industries. Additionally, some sectors could be subject to greater government regulation than other sectors. Therefore, changes in regulatory policies for those sectors may have a material effect on the value of securities issued by companies in those sectors. The sectors in which the Portfolios may invest in more heavily will vary.

In addition to other risks, an Underlying ETF that invests a substantial portion of its assets in related sectors may have greater risk because companies in these sectors may share common characteristics and may react similarly to market developments.

TRACKING ERROR RISK. The Underlying ETF's returns may deviate from those of its index. Factors such as the fees and expenses of the Underlying ETFs, imperfect correlation between an Underlying ETF's securities and those in its index, rounding of prices, and changes to the index and to regulatory policies may affect an Underlying ETF's ability to achieve close correlation with its index. Certain securities comprising the indices tracked by the ETFs may, from time to time, temporarily be unavailable, which may further impede the ETFs' ability to track their applicable indices.

ADDITIONAL INFORMATION ABOUT ETFS


An ETF is an investment company that holds a portfolio of common stocks designed to track the performance of a particular securities index or sector of an index, like the S&P 500 or NASDAQ, or a portfolio of bonds that may be designed to track a bond index. Because they may be traded like stocks on a securities exchange (e.g., the American Stock Exchange), ETFs may be purchased and sold throughout the trading day based on their market price. Each share of an ETF represents an undivided ownership interest in the portfolio held by an ETF. ETFs that track indices or sectors of indices hold either:

  . shares of all of the companies (or, for a fixed income ETF, bonds) that are represented by a particular index in the same proportion that is represented in the index itself; or

  . shares of a sampling of the companies (or, for a fixed income ETF, bonds) that are represented by a particular index in a proportion meant to track the performance of the entire index.

ETFs are generally registered as investment companies and issue large blocks of shares (typically 50,000) called "creation units" in exchange for a specified portfolio of the ETF's underlying securities, plus a cash payment generally equal to accumulated dividends of the securities (net of expenses) up to the time of deposit. Creation units are redeemed in kind for a portfolio of the underlying securities (based on the ETF's net asset value), together with a cash payment generally equal to accumulated dividends as of the date of redemption. As investment companies, ETFs incur fees and expenses such as trustees fees, operating expenses, licensing fees, registration fees, and marketing expenses, each of which will be reflected in the net asset value of ETFs. Accordingly, ETF shareholders pay their proportionate share of these expenses.

1940 ACT LIMITATIONS ON INVESTMENTS IN UNDERLYING FUNDS

The Portfolio may invest in any type of ETF, including index-based ETFs, sector-based ETFs and fixed-income ETFs. The Portfolio may hold ETFs with portfolios comprised of domestic or foreign stocks or bonds or any combination thereof. However, due to certain legal limitations, the Portfolio would be prevented from purchasing more than 3% of an Underlying ETF's outstanding shares unless: (i) the ETF or the Portfolio have received an order for exemptive relief from the 3% limitation from the Securities and Exchange Commission ("SEC") that is applicable to the Portfolio; and (ii) the ETF and the Portfolio take appropriate steps to comply with any conditions in such order. The Trust has applied for and received such exemptive relief from the SEC.

The Portfolio will generally be invested in ETFs that have received an order of exemptive relief from the SEC with respect to the above investment limitations. In cases where these legal limits prevent the Portfolio from buying a particular ETF that does not have such relief, the Portfolio may instead invest in a similar index or sector-based mutual fund or other investment company ("Other Investment Companies"), or a similar basket of stocks (a group of securities related by index or sector that are pre-selected by, and made available through, certain brokers at a discounted brokerage rate) ("Stock Baskets"). Each Portfolio may also invest in Other Investment Companies or Stock Baskets when the Adviser believes they represent more attractive opportunities than similar ETFs. In addition, the Portfolio may invest in certain types of cash and cash equivalents, such as money market instruments or enter into repurchase agreements.

ADDITIONAL INVESTMENT STRATEGIES

In addition to the principal investment strategies discussed in the Portfolio's Investment Summary, the Portfolio or an Underlying ETF may at times invest a portion of its assets in the investment strategies and may engage in certain investment techniques as described below. The SAI provides a more detailed discussion of certain of these and other securities. These strategies and techniques may involve risks. The Portfolio and the Underlying ETFs are not limited by this discussion and may invest in other types of securities not precluded by the policies discussed elsewhere in this Prospectus.

REPURCHASE AGREEMENTS. The Portfolio or an Underlying ETF may at times invest a portion of its assets in repurchase agreements. Repurchase agreements involve the purchase of a security by the Portfolio or an Underlying ETF and a simultaneous agreement by the seller (generally a bank or dealer) to repurchase the security from the Portfolio or the Underlying ETF at a specified date or upon demand. This technique offers a method of earning income on idle cash. Repurchase agreements involve credit risk, i.e., the risk that the seller will fail to repurchase the security, as agreed. In that case, the Portfolio or the Underlying ETF will bear the risk of market value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security.

HIGH QUALITY SHORT-TERM DEBT OBLIGATIONS, INCLUDING BANKERS' ACCEPTANCES, COMMERCIAL PAPER AND CERTIFICATES OF DEPOSIT ISSUED OR GUARANTEED BY BANK HOLDING COMPANIES IN THE U.S., THEIR SUBSIDIARIES AND FOREIGN BRANCHES OR OF THE WORLD BANK; VARIABLE AMOUNT MASTER DEMAND NOTES AND VARIABLE RATE NOTES ISSUED BY U.S. AND FOREIGN CORPORATIONS.

An Underlying ETF may ay times invest in high quality, short-term debt obligations such as commercial paper or variable amount master demand notes. Commercial paper is a short-term debt obligation with a maturity ranging from one to 270 days issued by banks, corporations, and other borrowers to investors seeking to invest idle cash.

Variable amount master demand notes differ from ordinary commercial paper in that they are issued pursuant to a written agreement between the issuer and the holder, their amounts may be increased from time to time by the holder (subject to an agreed maximum) or decreased by the holder or the issuer, they are payable on demand, the rate of interest payable on them varies with an agreed formula and they are typically not rated by a rating agency. Transfer of such notes is usually restricted by the issuer, and there is no secondary trading market for them. Any variable amount master demand note purchased by an Underlying ETF will be generally regarded as an illiquid security.

These instruments are subject to credit risk, interest rate risk and foreign investment risk.

U.S. GOVERNMENT SECURITIES. U.S. Government securities include direct obligations of the U.S. Government that are supported by its full faith and credit, like Treasury bills and Government National Mortgage Association ("GNMA") certificates. Treasury bills have initial maturities of less than one year, Treasury notes have initial maturities of one to ten years and Treasury bonds may be issued with any maturity but generally have maturities of at least ten years. U.S. Government securities also include indirect obligations of the U.S. Government that are issued by federal agencies and government-sponsored entities, like bonds and notes issued by the Federal Home Loan Bank and Fannie Mae. Unlike Treasury securities, agency securities generally are not backed by the full faith and credit of the U.S. Government. Some agency securities are supported by the right of the issuer to borrow from the Treasury, others are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations and others are supported only by the credit of the sponsoring agency.

U.S. Government securities are subject to interest rate risk. Credit risk is remote.

DEFENSIVE INVESTMENTS


Under adverse market or economic conditions, the Portfolio could invest for temporary defensive purposes a more substantial portion or all of its assets in money market securities or utilize other investment strategies that may be inconsistent with the Portfolio's principal investment strategy. Temporary defensive instruments generally include U.S. government securities, bank time deposits denominated in the currency of any major nation, commercial paper and repurchase agreements. The Adviser may also invest in these types of securities or hold cash while looking for suitable investment opportunities or to maintain liquidity. Although the Portfolio would employ these measures only in seeking to avoid losses, they could reduce the benefit from an upswing in the market or prevent the Portfolio from meeting its investment objective.


PORTFOLIO TURNOVER

The Portfolio's Adviser will sell a security when they believe it is appropriate to do so, regardless of how long the Portfolio has owned that security. Buying and selling securities generally involves some expense to the Portfolio, such as commissions paid to brokers and other transaction costs. Generally speaking, the higher the Portfolio's annual portfolio turnover rate, the greater its brokerage costs. Annual turnover rate of 100% or more is considered high and will result in increased costs to the Portfolio. The Portfolio generally will have annual turnover rates of less than 100%.

MANAGEMENT

The Trust's Board of Trustees is responsible for managing the business affairs of the Trust. The Trustees meet periodically to review the affairs of the Trust and to establish certain guidelines which the Manager is expected to follow in implementing the investment policies and objectives of the Trust. The Trustees also review the management of the Portfolios' assets by the Manager. Information about the Trustees and executive officers of the Trust is contained in the SAI.

THE MANAGER


The Manager, 5 Park Plaza, Suite 1900, Irvine, California 92614, has overall responsibility for the general management and administration of the Portfolio. The Manager selects and pays the fees of the Adviser for the Portfolio and monitors the Adviser's investment program. The Manager is an affiliate of MetLife.


As compensation for its services to the Portfolio, the Manager receives monthly compensation at an annual rate of a percentage of' the average daily net assets of the Portfolio. The management fee for the Portfolio is 0.45% for the first $300 million of net assets plus 0.43% for the next $300 million of net assets plus 0.40% for net assets over $600 million.

A discussion regarding the basis of the Board of Trustees' approval of the Management Agreement with the Manager and the Advisory Agreements between the Manager and the Adviser is included in Portfolio's annual report.

THE ADVISER

Under the terms of the Advisory Agreement for the Portfolio between the Adviser and the Manager, the Adviser will develop a plan for investing the assets of the Portfolio, select the assets to be purchased and sold by the Portfolio, select the broker-dealer or broker-dealers through which the Portfolio will buy and sell its assets, and negotiate the payment of commissions, if any, to those broker-dealers. The Adviser follows the investment policies set by the Manager and the Board of Trustees for the Portfolio. Day-to-day management of the investments in the Portfolio is the responsibility of the Adviser's portfolio managers. The portfolio managers of the Portfolio are indicated below following a brief description of the Adviser. The SAI provides additional information about the portfolio manager's compensation, other accounts managed and the portfolio manager's ownership of securities in the Portfolio.

The Trust and the Manager have received an exemptive order from the Securities and Exchange Commission that permits the Manager, subject to certain conditions, and without the approval of shareholders to: (a) employ a new unaffiliated sub-adviser for the Portfolio pursuant to the terms of a new investment advisory agreement, in each case either as a replacement for an existing sub-adviser or as an additional sub-adviser; (b) change the terms of any investment advisory agreement; and (c) continue the employment of an existing sub-adviser on the same advisory contract terms where a contract has been assigned because of a change in control of the sub-adviser. In such circumstances, shareholders would receive notice of such action, including the information concerning the new sub-adviser that normally is provided in a proxy statement.

The Manager pays the Adviser a fee for the Portfolio based on the Portfolio's average daily net assets. The Portfolio is not responsible for the fees paid to the Adviser.


GALLATIN ASSET MANAGEMENT, INC. ("Gallatin"), One North Jefferson Avenue, St. Louis, Missouri 63103, is the investment adviser to each of the Portfolios. Gallatin is a wholly-owned subsidiary of A.G. Edwards, Inc. As of December 31, 2007, Gallatin had in excess of $2.1 billion in assets under management.

  . The Portfolio is managed on a discretionary basis by the Gallatin Allocation Advisors Investment Committee, which is composed of investment management professionals from A.G. Edwards & Sons, Inc. ("A.G. Edwards"), a division of Wachovia Securities, LLC and Gallatin.


MARK A. KELLER, CFA, Senior Vice President, Chief Investment Officer--Gallatin, Chairman of A.G. Edwards Investment Strategy Committee, Chairman of Gallatin Investment Strategy Committee

  . Mr. Keller has primary responsibility for the Investment Strategy used in the cyclical models and supervision of the portfolio mangers responsible for portfolio implementation.

  .  2005 to present, Senior Vice President, Chief Investment
     Officer--Gallatin, Asset Management Department; 2005-present, Vice President, Chief Investment Officer-A.G. Edwards, Asset Management Department; 1994 to 2005, Vice President, Investment Officer--A.G. Edwards Trust Company FSB; 1999 to 2001, Vice President-A.G. Edwards Trust Company (Missouri); 1994 to 2001; Equity Strategist-A.G. Edwards.

STUART T. FREEMAN, CFA, Vice President, Chief Equity Strategist

  . Mr. Freeman is A.G. Edwards' Chief Equity Strategist and member of the A.G. Edwards Investment Strategy Committee and Gallatin Investment Strategy Committee. Mr. Freeman is responsible for the Portfolio's sector weighting recommendations in the large-cap asset class.

  . 2005 to present, Vice President, Chief Equity Strategist-Gallatin and Member, Gallatin Investment Strategy Committee; 1995 to present, Member, A.G. Edwards Investment Strategy Committee.


DAVID B. MIYAZAKI, CFA, Vice President, Equity Portfolio Manager


  . Mr. Miyazaki is a Portfolio Manager, member of the Gallatin and A.G. Edwards' Investment Strategy Committees and serves as a backup portfolio manager to the Portfolios, and is responsible for portfolio optimization.

  . 2005 to present, Vice President, Equity Portfolio Manager, Gallatin; 2004 to 2005, Vice President, Equity Portfolio Manager, A.G. Edwards; 1999 to 2004, Associate Vice President, Equity Portfolio Manager, A.G. Edwards.


DANIEL T. WINTER, CFA, Vice President, Equity Portfolio Manager


  . Mr. Winter is the lead portfolio manager responsible for overseeing the day-to-day portfolio implementation and trading.

  . 2005 to present, Vice President, Equity Portfolio Manager-Gallatin; 2000 to 2005, Equity Portfolio Manager, A.G. Edwards Asset Management Department; 1997 to 2000, Associate Vice President, Equity Portfolio Manager-A.G. Edwards, Asset Management Department.



PRIOR PERFORMANCE OF COMPARABLE ACCOUNTS

CYCLICAL GROWTH AND INCOME ETF PORTFOLIO


Since the Portfolio commenced operations in October, 2005, it has a limited operating history. In order to provide you with information regarding the investment capabilities of Gallatin, which is a recently created wholly-owned subsidiary of A.G. Edwards, Inc., a wholly-owned subsidiary of Wachovia Corporation, performance information regarding the composite performance of the Cyclical Asset Allocation Portfolios Plus- Growth & Taxable Income ("A.G. Edwards Composite") is presented. This chart does not show you the performance of the Cyclical Growth and Income ETF Portfolio--it shows the performance of similar accounts also managed by A.G. Edwards & Sons, Inc., a division of Wachovia Securities, LLC, and an affiliate of the Adviser with the same investment personnel as the Adviser. This chart shows the historical composite performance of the A.G. Edwards Composite. The accounts in the composite have investment objectives, policies and strategies that are substantially similar to those of the Cyclical Growth and Income ETF Portfolio. As of December 31, 2007, the composite consisted of 12,890 private accounts representing $2 billion in assets.

The performance shows the historical track record of A.G. Edwards & Sons, Inc., an affiliate of the Adviser with the same investment personnel as the Adviser, and is not intended to imply how the Cyclical Growth and Income ETF Portfolio will perform. Total returns represent past performance of the Composite and not the Cyclical Growth and Income ETF Portfolio.



  Annual Total Returns/Average Annual Total Returns
       for the Periods Ending December 31, 2007
------------------------------------------------------
                    A.G. Edwards     S&P 500   Blended
   Year/Period     Composite (%)/1/ Index (%) Index (%)
------------------ ---------------  --------- ---------
2007                     3.62%         5.49%    6.40%
2006                    10.56%        15.79%   10.63%
2005                     4.65%         4.91%    5.88%
2004                    11.15%        10.86%   10.60%
2003                    27.77%        28.71%   21.01%
2002                   -13.26%       -22.10%   -7.25%
1 year                   3.62%         5.49%    6.40%
3 years                  6.23%         8.62%    7.63%
5 years                 11.23%        12.83%   10.78%
Since Inception/2/       7.64%         7.33%    8.23%


         1 This column shows performance after maximum advisory fees and operating expenses (2.25%) charged to the accounts in the Composite have been deducted, including brokerage, custody fees and other expenses. The Cyclical Growth and Income ETF Portfolio's fees and expenses are generally expected to be lower than those reflected in this Composite.
           Composite results are asset-weighted using beginning-of-period weightings and reflect a time-weighted rate-of-return calculation, including the reinvestment of dividends and interest. The Composite includes all fully discretionary portfolios under management. Accounts are added to the Composite beginning the first full calendar month under management. Performance are based on trade-date accounting. Cash and cash equivalents are included in performance calculations. Valuations and performance are expressed in U.S. dollars. Composite results are based on actual account results of the A.G. Edwards Cyclical Asset Allocation Growth and Taxable Income Plus Portfolio.
           An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.
         2 The inception date of the Composite was November 1, 2001. Total returns and expenses are not annualized for the first year of operations.

EXPENSE LIMITATION AGREEMENT


In the interest of limiting expenses of the Portfolio until April 30, 2009, the Manager has entered into an expense limitation agreement with the Trust ("Expense Limitation Agreement"). Pursuant to that Expense Limitation Agreement, the Manager has agreed to waive or limit its fees and to assume other expenses so that the total direct annual operating expenses of the Portfolio other than interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, other extraordinary expenses not incurred in the ordinary course of the Portfolio's business, but including the amounts payable pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act, are limited to 0.55%, 0.80% and 0.70% of daily net assets for Class A, Class B and Class E shares, respectively.

The Portfolio may at a later date reimburse the Manager the management fees waived or limited and other expenses assumed and paid by the Manager pursuant to the Expense Limitation Agreement provided such Portfolio has reached a sufficient asset size to permit such reimbursement to be made without causing the total annual expense ratio of the Portfolio to exceed the then existing percentage limits. Consequently, no reimbursement by the Portfolio will be made unless the Portfolio's total annual expense ratio is less than the respective percentages stated above.


The total amount of reimbursement to which the Manager may be entitled will equal, at any time, the sum of (i) all investment management fees previously waived or reduced by the Manager and (ii) all other payments previously remitted by the Manager to the Portfolio during any of the previous five fiscal years, less any reimbursement that the Portfolio has previously paid to the Manager with respect to (a) such investment management fees previously waived or reduced and (b) such other payments previously remitted by the Manager to the Portfolio.


DISTRIBUTION PLANS

The Portfolio has adopted for its Class B and Class E shares a plan pursuant to Rule 12b-1 under the 1940 Act (the "Plan") and pursuant to the Plan, entered into a Distribution Agreement with MetLife Investors Distribution Company ("MLIDC") located at 5 Park Plaza, Suite 1900, Irvine, California 92614. MLIDC is an affiliate of the Manager, and serves as principal underwriter for the Trust. The Plan permits the use of Trust assets to help finance the distribution of the shares of the Portfolio. Under the Plan, the Trust, on behalf of the Portfolio, is permitted to pay to various service providers up to 0.50% for Class B shares and up to 0.25% for Class E shares of the average daily net assets of each Portfolio allocated, as applicable, to Class B and Class E shares as payment for services rendered in connection with the distribution of the shares of the Portfolios. Currently, payments with respect to Class B and Class E shares are limited to 0.25% and 0.15%, respectively, of average net assets, which amount may be increased to the full Plan amount by the Trustees of the Trust without shareholder approval. Because these fees are paid out of Trust assets on an on-going basis, over time these costs will increase the cost of your investment and may cost you more than other types of sales charges.

In addition to serving as the Adviser to the Portfolio, affiliates of Gallatin, including A.G. Edwards & Sons, Inc., a division of Wachovia Securities, LLC, are registered with the SEC as broker-dealers and, in that capacity, sell variable insurance products that offer the Portfolio as investment options. A.G. Edwards & Sons, Inc. receives compensation from the insurance company, or MLIDC, the distributor of the variable insurance products, for its selling efforts as well as for the contract owner and administrative services it provides. This compensation includes sales commissions, revenue sharing payments, service fees and persistency allowances. A portion of the compensation paid by MLIDC or the insurance company to A.G. Edwards & Sons, Inc. may be derived from 12b-1 fees that are paid by the Portfolio to MLIDC or the insurance company.

In addition, Wachovia Securities, LLC may act as broker for the Portfolio in executing portfolio securities transactions and may earn brokerage commissions or other remuneration for these transactions. The compensation paid to Wachovia Securities, LLC by the Portfolio for any such transaction must comply with procedures adopted by the Trust that govern the Portfolio's use of an affiliated broker. As required by an SEC rule, those procedures place limits on the compensation that the Portfolio can pay to an affiliated broker and require that the Board of Trustees receive periodic reports on transactions with affiliated brokers.

YOUR INVESTMENT

SHAREHOLDER INFORMATION

The separate accounts of MetLife are the record owners of the Portfolios' shares. Any reference to the shareholder in this Prospectus technically refers to those separate accounts and not to you, the Contract owner. The legal rights of you, the Contract owner, are different from the legal rights of the record owner.

However, MetLife is required to solicit instructions from Contract owners when voting on shareholder issues. Any voting by MetLife as shareholder would therefore reflect the actual votes of Contract owners. Neither the Securities and Exchange Commission nor MetLife requires any specific minimum percentage of Contract owners to vote in order for MetLife to echo vote the remaining unvoted votes. MetLife seeks to obtain a reasonable level of turnout given the particular voting trend. MetLife may use various methods of encouraging Contract owners to vote, including additional solicitations. The practice of echo voting means that a minority of Contract owners may, in practice, determine whether an item passes or fails. Please see "Voting Rights" in the prospectus for the Contracts accompanying this Prospectus for more information on your voting rights.

FUNDS OF FUNDS STRUCTURE

Each Underlying ETF will have other shareholders, each of whom will pay their proportionate share of the ETF's expense. As a unitholder of an ETF, the Portfolio will have the same voting rights as other shareholders. The Portfolio has the right to decide to have the Manager manage its assets directly if the Trust's Board of Trustees decides it is in the best interest of the Portfolio to do so.

DISCLOSURE OF PORTFOLIO HOLDINGS


Shares of the Trust are offered only to separate accounts of the Insurance Companies. The following information is generally made available on one or more of the Insurance Company websites (including www.metlifeinvestors.com): (i) the ten largest portfolio holdings of the Portfolio; (ii) unless the Adviser has objected, the percentage of the Portfolio's net assets that each of the portfolio holdings represents; and (iii) the percentage of the Portfolio's net assets that these holdings represent in the aggregate. Unless the Adviser has objected, this information is posted on the website as early as on or about the tenth business day following the calendar quarter and no later than on or about the first business day of the second month following the calendar quarter. The Trust may exclude any portion of these holdings from the posting when deemed in the best interest of the Trust. These postings generally remain until replaced by new postings as described above. For these purposes, the Portfolio's ten largest portfolio holdings are not considered to include swaps, futures, or forward currency transactions or transactions transmitted to the Trust's custodian after certain established cut-off times.

A description of the Portfolios' policies and procedures with respect to the disclosure of the Portfolios' portfolio securities is available in the SAI.

DIVIDENDS, DISTRIBUTIONS AND TAXES

DIVIDENDS AND DISTRIBUTIONS

The Portfolio intends to distribute substantially all of its net investment income, if any. The Portfolio distributes its dividends from its net investment income to MetLife's separate accounts at least once a year and not to you, the Contract owner. These distributions are in the form of additional shares and not cash. The result is that the Portfolio's investment performance, including the effect of dividends, is reflected in the cash value of the Contracts. Please see the Contract prospectus accompanying this Prospectus for more information.

All net realized long- or short-term capital gains of the Portfolio are also declared once a year and reinvested in the Portfolio.

TAXES

Please see the Contract prospectus for a discussion of the tax impact on you resulting from the income taxes the separate accounts owe as a result of their ownership of the Portfolio's shares and their receipt of dividends and capital gains.

The Portfolio expects to qualify and to continue to qualify as a regulated investment company under Subchapter M of the Code. As qualified, the Portfolio is not subject to federal income tax on that part of its taxable income that it distributes to its shareholders, the separate accounts. Taxable income consists generally of net investment income, and any capital gains. It is the Portfolio's intention to distribute all such income and gains, so that the Portfolio will incur no federal income tax.

Shares of the Portfolio are currently offered only to the separate accounts of MetLife. These separate accounts are insurance company separate accounts that fund annuity contracts. Under the Code, an insurance company pays no tax with respect to income of a qualifying separate account when the income is properly allocable to the value of eligible variable annuity or variable life insurance contracts. For a discussion of the taxation of life insurance companies and the separate accounts, as well as the tax treatment of the policies and annuity contracts and the holders thereof, see the discussion of federal income tax considerations included in the prospectus for the Contracts.

Section 817(h) of the Code and the regulations thereunder impose "diversification" requirements on the assets underlying a Contract. The Portfolio intends to maintain diversification which will allow each Contract to satisfy these requirements. These requirements are in addition to the diversification requirements imposed on the Portfolio by Subchapter M and the 1940 Act. Technically, the section 817(h) requirements provide that, with limited exceptions, as of the end of each calendar quarter or within thirty days thereafter no more than 55% of the assets underlying a Contract may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments, and no more than 90% by any four investments. For this purpose, an investment in the Portfolio is treated not as a single investment but as an investment in each asset owned by the Portfolio, so long as shares of the Portfolio are owned only by separate accounts of insurance companies, by qualified pension and retirement plans, and by a limited class of other investors. The Portfolio is and will be so owned. The assets of the Portfolio will consist primarily of the Underlying ETFs, which may be owned in part by persons other than those permitted to own interests in the Portfolio. Accordingly, each Underlying ETF is considered an "asset" of the Portfolio, and the Portfolio will need to be sure that no more than 55% of its assets are represented by one Underlying ETF, no more than 70% by any two Underlying ETFs, and so forth, in order that the Contracts will meet the diversification requirements of Section 817(h). Compliance with the tax requirements described above may result in a reduction in the return under a Portfolio, since, to comply with the above rules, the investments utilized (and the time at which such investments are entered into and closed out) may be different from what the Adviser might otherwise believe to be desirable. See the prospectus for the Contracts.

The foregoing is only a summary of some of the important federal income tax considerations generally affecting the Portfolio and you; see the SAI for a more detailed discussion. You are urged to consult your tax advisers.

REPORT TO POLICYHOLDERS

The fiscal year of the Portfolio ends on December 31 of each year. The Trust will send to you, at least semi-annually, reports which show the Portfolio's composition and other information. An annual report, with audited information, will be sent to you each year.

SALES AND PURCHASES OF SHARES


The Trust does not sell its shares directly to the public. The Trust continuously sells Class A, B and E shares of each Portfolio only to the separate accounts of MetLife to fund Contracts. The Trust could also offer shares to other separate accounts of other insurers if approved by the Board of Trustees.


PURCHASE AND REDEMPTION OF SHARES

MLIDC is the principal underwriter and distributor of the Trust's shares. MLIDC places orders for the purchase or redemption of shares of each Portfolio based on, among other things, the amount of net Contract premiums or purchase payments transferred to the separate accounts, transfers to or from a separate account investment division and benefit payments to be effected on a given date pursuant to the terms of the Contract. Such orders are effected, without sales charge, at the net asset value per share for the Portfolio next determined after such orders are placed. The Trust reserves the right to reject or limit all or part of any purchase or exchange order for any reason.


Shares of the Portfolio are sold and redeemed at their net asset value without the imposition of any sales commission or redemption charge. Class A shares are not subject to a Rule 12b-1 fee. Class B shares are subject to a Rule 12b-1 fee of 0.25% of average daily net assets, and Class E shares are subject to a Rule 12b-1 fee of 0.15% of average daily net assets. (However, certain sales or other charges may apply to the Contract, as described in the Contract prospectus.) Under certain circumstances, redemption proceeds may be paid in securities or other property rather than in cash if the Manager determines it is in the best interests of the Trust.

MARKET TIMING

The Trust's Board of Trustees has adopted certain procedures, described below, to discourage certain types of trading in Portfolio shares that may be harmful to long-term investors ("market timing"), specifically (i) trading that is designed to exploit pricing inefficiencies and thereby dilute the returns of long-term investors; or (ii) frequent trading by an investor that generates sufficiently volatile cash flows to be disruptive to a portfolio manager's ability to manage the Portfolio's assets. The Trust is not intended for investment by market timers. The Trust does not knowingly accommodate market timing in any Portfolio and, to the Trust's knowledge, there are no arrangements currently in place to permit any contract owner to engage in market timing. As discussed above, the Trust reserves the right to restrict, reject or cancel, without any prior notice, any purchase or exchange order for any reason, including any purchase or exchange order accepted by any contract owner's financial intermediary.


The Trust requires that the insurance company separate accounts that invest in the Portfolios have in place policies and procedures reasonably designed to detect and deter market timing in the separate accounts by contract owners. In addition, the Manager monitors cashflows of certain Portfolios identified as presenting pricing inefficiencies that could potentially be exploited by market timers, and, with respect to each Portfolio, conducts certain tests to help detect cash outflows or cashflow volatility that may be disruptive to a portfolio manager's ability to manage the Portfolio. If, based on such monitoring, the Manager believes (i) that a Portfolio's cash flows may reflect a pattern of market timing or (ii) that a Portfolio's cash flows may reflect frequent trading that is disruptive to the management of the Portfolio and it is appropriate given the context of the cash flow volatility (e.g., type of Portfolio, amount of assets), the Manager will refer the matter to the appropriate insurance company or companies.

Further, in accordance with Rule 22c-2 under the 1940 Act, the Trust has contracted with insurance separate accounts to enable it to request and receive information regarding transactions in the shares of the Trust's Portfolios and limit transactions that violate the Trust's policies on market timing.


If the Trust finds that any insurance company has in place inadequate policies and procedures, with respect to a particular separate account, to detect and deter market timing in that separate account and there is evidence of market timing in that separate account, the Trust or any of its Portfolios may be discontinued as an investment option of that separate account. In such an event, all contract owners of such separate account would no longer be able to make new investments in the Trust or any of its Portfolios. The Trust reserves the right to modify this policy, including any surveillance procedures established from time to time to effectuate this policy, at any time without notice.

LIMITATIONS ON THE TRUST'S ABILITY TO DETECT AND DETER MARKET TIMING

The Portfolio is available as an investment option under a number of different variable insurance products. Owners of these variable insurance products transfer value among sub-accounts of the insurance company separate accounts by contacting the insurance companies. The resulting purchases and redemptions of Portfolio shares are made through omnibus accounts of the insurance companies. The right of an owner of such a variable insurance product to transfer among sub-accounts is governed by a contract between the insurance company and such owner. Many of these contracts do not limit the number of transfers among the available underlying funds that a contract owner may make. The terms of these contracts, the presence of financial intermediaries (including the insurance companies) between the Trust and contract owners, the utilization of omnibus accounts by these intermediaries and other factors such as state insurance laws may limit the Trust's ability to detect and deter market timing. Multiple tiers of such financial intermediaries may further compound the Trust's difficulty in detecting and deterring such market timing activities.

RISKS ASSOCIATED WITH MARKET TIMING GENERALLY

While the Trust will try to detect and deter market timing by utilizing the procedures described above, these procedures may not be successful in identifying or deterring market timing. By realizing profits through short-term trading, contract owners that engage in market timing activities may dilute the value of shares held by long-term investors. Cashflow volatility resulting from frequent trading of Portfolio shares, especially involving large dollar amounts, may disrupt efficient portfolio management. Frequent trading may be disruptive if it makes it difficult for a Portfolio to implement its long-term investment strategies, for example by causing the Portfolio to maintain a higher level of its assets in cash to accommodate such frequent trading. Frequent trading may also be disruptive if it forces the Portfolio to sell portfolio securities at inopportune times to raise cash to accommodate such trading activity. In addition, frequent trading that causes a Portfolio to incur increased expenses may be disruptive. For example, as a result of such frequent trading, a Portfolio may be forced to liquidate investments and thereby incur increased brokerage costs and realization of taxable capital gains without attaining any investment advantage. All of these factors may adversely affect Portfolio performance.

Associated with an investment in a Portfolio that itself invests in securities that are, for example, thinly traded, traded infrequently, or relatively less liquid is the risk that the current market price for the securities may not accurately reflect current market values. A market timer may seek to engage in strategies designed to take advantage of these pricing differences ("price arbitrage"). Portfolios that may be adversely affected by price arbitrage include those Portfolios that significantly invest in small cap equity securities, technology and other specific industry sector securities, and in certain fixed-income securities, such as high yield bonds.

A Portfolio that invests significantly in foreign securities may be particularly susceptible to strategies designed to exploit pricing inefficiencies. This is because foreign securities are typically traded on markets that close well before the time a Portfolio calculates its net asset value (typically at 4:00 p.m. Eastern Time), which gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities. The time zone differences among international stock markets can allow a market timer engaging in certain strategies to exploit differences in Portfolio share prices that are based on closing prices of foreign securities established some time before the Portfolio calculates its own share price (a type of price arbitrage referred to as "time zone arbitrage"). As discussed more fully below, the Trust has procedures, referred to as fair value pricing, that allow the Trust to adjust closing market prices of foreign securities to reflect what is believed to be the fair value of those securities at the time a Portfolio calculates its net asset value. While there is no assurance, the Portfolios expect that the use of fair value pricing will reduce a market timer's ability to engage in time zone arbitrage to the detriment of Portfolio shareholders.

VALUATION OF SHARES


The Portfolio's net asset value ("NAV") per share is ordinarily determined once daily, as of the close of the regular session of business on the New York Stock Exchange (NYSE) (usually at 4:00 p.m., Eastern Time), on each day the NYSE is open. To the extent that the Portfolio's assets are traded in other markets when the NYSE is closed, the value of the Portfolio's assets may be effected on days when the Trust is not open for business. In addition, trading in some of the Portfolio's assets may not occur when the Trust is open for business.

NAV of the Portfolio share is computed by dividing the value of the net assets of the Portfolio by the total number of shares outstanding in the Portfolio. Share prices for any transaction are those next calculated after receipt of an order.


Except for money market instruments maturing in 60 days or less and foreign securities as discussed below, securities held by the Portfolio are valued at market value. If market values are not readily available, or if available market quotations are not reliable, securities are priced at their fair value as determined by the Valuation Committee of the Trust's Board of Trustees using procedures approved by the Board of Trustees. The Portfolio may use fair value pricing if the value of a security has been materially affected by events occurring before the Portfolio's calculation of NAV but after the close of the primary markets on which the security is traded. The Portfolio may also use fair value pricing if reliable market quotations are unavailable due to infrequent trading or if trading in a particular security was halted during the day and did not resume prior to the Portfolios' calculation of NAV. The use of fair value pricing has the effect of valuing a security based upon the price the Portfolio might reasonably expect to receive if it sold that security but does not guarantee that the security can be sold at the fair value price. Further, because of the inherent uncertainty of fair valuation, a fair valuation price may differ significantly from the value that would have been used had a ready market for the investment existed, and these differences could be material. With respect to any portion of the Portfolio's assets that is invested in other open-end investment companies, that portion of the Portfolio's NAV is calculated based on the NAV of that investment company, or, in the case of Underlying ETFs, the closing market quotation for its shares. The prospectus for the other investment company explains the circumstances and effects of fair value pricing for that investment company.

If applicable, the Portfolio will retain a third party pricing service to automatically fair value each of its investments that is traded principally on a foreign exchange or market, if any, subject to adjustment by the Trust's Valuation Committee. The Valuation Committee will regularly monitor and review the services provided by the pricing service to the Portfolio and periodically report to the Board on the pricing services' performance.

Money market instruments maturing in 60 days or less are valued on the amortized cost basis.

Securities of each Underlying ETF are valued at their last market quotation and securities of other investment companies are valued at net asset value as described in the investment company's prospectus.

FINANCIAL HIGHLIGHTS

The following financial highlights table is intended to help you understand the Portfolio's Class A, Class B, and Class E shares financial performance for its period of operation. Certain information reflects financial results for a single Portfolio share. Total return in each table shows how much an investment in the Portfolio would have increased (or decreased) during each period (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, whose report is included in the Annual Report of the Portfolio, which is available upon request.

                                       CYCLICAL GROWTH AND INCOME ETF PORTFOLIO



                                                                                  FOR THE PERIOD FROM
                                                                                      MAY 1, 2006
                                                                                    (COMMENCEMENT OF
                                                              FOR THE YEAR ENDED     OPERATIONS) TO
CLASS A                                                      DECEMBER 31, 2007(A) DECEMBER 31, 2006(A)
------------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                                $11.13               $10.56
                                                                    ------               ------
INCOME FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                                 0.32                 0.25
NET REALIZED AND UNREALIZED GAINS                                     0.35                 0.47
                                                                    ------               ------
TOTAL FROM INVESTMENT OPERATIONS                                      0.67                 0.72
                                                                    ------               ------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                                (0.00)*              (0.15)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS                       (0.00)*                  --
                                                                    ------               ------
TOTAL DISTRIBUTIONS                                                 (0.00)*              (0.15)
                                                                    ------               ------
NET ASSET VALUE, END OF PERIOD                                      $11.80               $11.13
                                                                    ------               ------
TOTAL RETURN                                                         5.76%                6.81%+
                                                                    ------               ------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                               $1.6                 $0.2
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                             0.54%                0.56%++
NET INVESTMENT INCOME                                                2.67%                3.42%++
PORTFOLIO TURNOVER RATE                                              37.3%                23.2%+
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS BEFORE
REIMBURSEMENT BY THE MANAGER:                                        0.56%(b)             0.66%++

--------------------------------------------------------------------------------

*  Rounds to less than $0.005 per share.
+  Non-annualized
++ Annualized
(a) Net investment income per share was calculated using average shares outstanding.
(b) Excludes effect of deferred expense reimbursement.

  CYCLICAL GROWTH AND INCOME ETF PORTFOLIO



                                                                                 FOR THE PERIOD FROM
                                                                                   OCTOBER 1, 2005
                                                             FOR THE YEARS ENDED   (COMMENCEMENT OF
                                                               DECEMBER 31,         OPERATIONS) TO
                                                             ------------------- DECEMBER 31, 2005(A)
CLASS B                                                       2007(A)   2006(A)  --------------------
---------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                         $11.13     $10.11          $10.00
                                                             ------     ------          ------
INCOME FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                          0.20       0.17            0.09
NET REALIZED AND UNREALIZED GAINS                              0.44       1.02            0.08
                                                             ------     ------          ------
TOTAL FROM INVESTMENT OPERATIONS                               0.64       1.19            0.17
                                                             ------     ------          ------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                         (0.00)*    (0.16)          (0.06)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS                (0.00)*    (0.01)              --
                                                             ------     ------          ------
TOTAL DISTRIBUTIONS                                          (0.00)*    (0.17)          (0.06)
                                                             ------     ------          ------
NET ASSET VALUE, END OF PERIOD                               $11.77     $11.13          $10.11
                                                             ------     ------          ------
TOTAL RETURN                                                  5.40%     11.73%           1.65%+
                                                             ------     ------          ------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                      $233.5     $203.6            $7.2
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                      0.77%      0.80%           0.80%++
NET INVESTMENT INCOME                                         1.73%      1.65%           3.31%++
PORTFOLIO TURNOVER RATE                                       37.3%      23.2%            3.5%+
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS BEFORE
REIMBURSEMENT BY THE MANAGER:                                 0.79%(b)   0.84%           3.73%++

--------------------------------------------------------------------------------

*  Rounds to less than $0.005 per share.
+  Non-annualized
++ Annualized
(a) Net investment income per share was calculated using average shares outstanding.
(b) Excludes effect of deferred expense reimbursement.

                                       CYCLICAL GROWTH AND INCOME ETF PORTFOLIO



                                                                                   FOR THE PERIOD FROM
                                                                                       MAY 1, 2006
                                                                                     (COMMENCEMENT OF
                                                              FOR THE YEAR ENDED      OPERATIONS) TO
CLASS E                                                      DECEMBER 31, 2007(A)` DECEMBER 31, 2006(A)
-------------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                                $11.12                $10.56
                                                                    ------                ------
INCOME FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                                 0.23                  0.18
NET REALIZED AND UNREALIZED GAINS                                     0.42                  0.52
                                                                    ------                ------
TOTAL FROM INVESTMENT OPERATIONS                                      0.65                  0.70
                                                                    ------                ------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                                (0.00)*               (0.14)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS                       (0.00)*                   --
                                                                    ------                ------
TOTAL DISTRIBUTIONS                                                 (0.00)*               (0.14)
                                                                    ------                ------
NET ASSET VALUE, END OF PERIOD                                      $11.77                $11.12
                                                                    ------                ------
TOTAL RETURN                                                         5.58%                 6.65%+
                                                                    ------                ------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                               $1.9                  $1.1
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                             0.67%                 0.70%++
NET INVESTMENT INCOME                                                1.98%                 2.52%++
PORTFOLIO TURNOVER RATE                                              37.3%                 23.2%+
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS BEFORE
REIMBURSEMENT BY THE MANAGER:                                        0.69%(b)              0.79%++

--------------------------------------------------------------------------------

*  Rounds to less than $0.005 per share.
+  Non-annualized
++ Annualized
(a) Net investment income per share was calculated using average shares outstanding.
(b) Excludes effect of deferred expense reimbursement.

FOR MORE INFORMATION

If you would like more information about the Portfolio, the following documents are available to you free upon request:

ANNUAL/SEMI-ANNUAL REPORTS

Contain additional information about the Portfolio's performance. In the Portfolio's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION ("SAI")

Provides a fuller technical and legal description of the Portfolio's policies, investment restrictions, and business structure. The SAI is legally considered to be a part of this Prospectus.

IF YOU WOULD LIKE A COPY OF THE CURRENT VERSIONS OF THESE DOCUMENTS, OR OTHER INFORMATION ABOUT THE PORTFOLIO, CONTACT:

                          MET INVESTORS SERIES TRUST
                                 5 PARK PLAZA
                                  SUITE 1900
                           IRVINE, CALIFORNIA 92614

                                 800-848-3854

Free copies of the SAI and Annual and Semi-Annual Reports are available at the following website: www.metlifeinvestors.com/MIST.

Information about the Portfolio, including the Annual and Semi-annual Reports and SAI, may also be obtained from the Securities and Exchange Commission ('SEC"):

[_] IN PERSONReview and copy documents in the SEC's Public Reference Room in
             Washington, D.C. (for information call 202-551-8090).

[_] ON LINE  Retrieve information from the EDGAR database on the SEC's web site at: http://www.sec.gov.

[_] BY MAIL  Request documents, upon payment of a duplicating fee, by writing to SEC, Public Reference Section, Washington, D.C. 20549 or by e-mailing the SEC at publicinfo@sec.gov.

                             SEC FILE # 811-10183

                                 MET INVESTORS
                            S E R I E S   T R U S T

                         Cyclical Growth ETF Portfolio


                      Class A, Class B and Class E Shares


                                __PROSPECTUS__


                                APRIL 28, 2008


Like all securities, these securities have not been approved or disapproved by the
    Securities and Exchange Commission, nor has the Securities and Exchange
      Commission passed upon the accuracy or adequacy of this Prospectus.
           Any representation to the contrary is a criminal offense.

                           ____TABLE OF CONTENTS____


                                                         PAGE

               INTRODUCTION                               3
                  Understanding the Trust                 3
                  Understanding the Portfolio             3

               THE PORTFOLIO                              6

                 INVESTMENT SUMMARY                       6
                  Cyclical Growth ETF Portfolio           7

                 PRIMARY RISKS OF THE UNDERLYING ETFS     13
                 ADDITIONAL INFORMATION ABOUT ETFS        16
                 ADDITIONAL INVESTMENT STRATEGIES         18
                 MANAGEMENT                               19
                  The Manager                             19
                  The Adviser                             20
                  Distribution Plans                      23

               YOUR INVESTMENT                            24
                  Shareholder Information                 24
                  Dividends, Distributions and Taxes      25
                  Sales and Purchases of Shares           26

               FINANCIAL HIGHLIGHTS                       31

               FOR MORE INFORMATION                   Back Cover

INTRODUCTION

UNDERSTANDING THE TRUST


Met Investors Series Trust (the "Trust") is an open-end management investment company that offers a selection of fifty-two managed investment portfolios or mutual funds. Only one of which is offered through this Prospectus (the "Portfolio"). Please see the Investment Summary section of this Prospectus for specific information on the Portfolio.


  INVESTING THROUGH A VARIABLE INSURANCE CONTRACT


  Class A, Class B and Class E shares of the Portfolio are currently only sold to separate accounts of Metropolitan Life Insurance Company and certain of its affiliates (collectively, "MetLife" or the "Insurance Companies") to fund the benefits under certain individual and group variable annuity contracts (collectively, "Contracts"). As a Contract owner, your premium payments are allocated to the Portfolio in accordance with your Contract.

  A particular class of the Portfolio may not be available under the Contract you have chosen. The prospectus for the Contracts shows the classes available to you. Please read this Prospectus carefully, it provides information to assist you in your decision. If you would like additional information about the Portfolio, please request a copy of the Statement of Additional Information ("SAI"). For details about how to obtain a copy of the SAI and other reports and information, see the back cover of this Prospectus. The SAI is incorporated by reference into this Prospectus.


UNDERSTANDING THE PORTFOLIO

The Portfolio was designed on established principles of asset allocation. The Portfolio will primarily invest its assets in other investment companies known as exchange-traded funds ("Underlying ETFs"), including series of the iShares(R) Trust, iShares(R), Inc., the SPDR(R) Trust, Series 1 and Vanguard Index Participation Equity Receipts (VIPERs(R)) of the Vanguard(R) Index Funds, Vanguard(R) U.S. Sector Index Funds and Vanguard VIPERs(R) Series Trust/1/. Each Underlying ETF invests primarily in equity securities or in fixed income securities, as applicable. Because the Portfolio invests in other investment companies rather than in individual securities the Portfolio is considered a "fund of funds" and bears a proportionate share of the expenses charged by the Underlying ETFs in which it invests.

The Portfolio has an allocation among various asset classes (including large-, mid- and small-capitalization domestic equity, foreign, fixed income, high yield, real estate investment trusts and cash/money market). Gallatin Asset Management, Inc., a wholly-owned subsidiary of A.G. Edwards, Inc. (the "Adviser"), establishes specific investment percentages

--------
/1/ iShares(R) is a registered mark of Barclays Global Investors, N.A. ("BGI"). The Portfolio is not sponsored, endorsed, sold, or promoted by BGI. BGI makes no representations or warranties to the shareholders of the Portfolio or any member of the public regarding the advisability of investing in the Portfolio or the iShares Trust or iShares, Inc. BGI has no obligation or liability in connection with the operation, marketing, or trading of the Portfolio.



 PLEASE SEE THE CONTRACT PROSPECTUS FOR A DETAILED EXPLANATION OF YOUR CONTRACT.

 WHAT ARE ETFS? ETFS ARE PASSIVELY MANAGED INVESTMENT COMPANIES THAT HOLD A PORTFOLIO OF COMMON STOCKS, BONDS OR OTHER SECURITIES DESIGNED TO TRACK THE PERFORMANCE OF A CERTAIN MARKET INDEX OR MARKET SECTOR, SUCH AS THE S&P 500 INDEX. AN ETF IS A FUND THAT IS TRADED LIKE A STOCK ON A SECURITIES EXCHANGE AND MAY BE PURCHASED AND SOLD THROUGHOUT THE TRADING DAY BASED ON ITS MARKET PRICE. AN ETF PORTFOLIO HOLDS THE SAME STOCKS OR BONDS AS THE INDEX IT TRACKS (OR A SAMPLING OF THE STOCKS OR BONDS THAT ARE REPRESENTED BY THAT INDEX IN A PROPORTION MEANT TO TRACK THE PERFORMANCE OF THE ENTIRE INDEX), SO ITS MARKET PRICE GENERALLY REFLECTS THE VALUE OF THE INDEX AT ANY GIVEN TIME. ETFS ARE REGISTERED INVESTMENT COMPANIES AND INCUR FEES AND EXPENSES SUCH AS OPERATING EXPENSES, LICENSING FEES, REGISTRATION FEES, TRUSTEES FEES AND MARKETING EXPENSES. THEREFORE, ETF SHAREHOLDERS PAY THEIR PROPORTIONATE SHARE OF THESE EXPENSES.

for the asset classes and then selects the Underlying ETFs in which the Portfolio invests based on, among other things, the historical performance of each ETF and/or asset class, future risk/return expectations, and the Adviser's outlook for the economy, interest rates and financial markets. These allocations reflect varying degrees of potential investment risk and reward. The allocation of stocks and fixed income securities reflects greater or lesser emphasis on growth of capital and pursuing current income.

The Adviser may choose to achieve a targeted allocation to cash by entering into repurchase agreements or directly purchasing money market instruments. The Adviser may add new Underlying ETFs or replace existing Underlying ETFs at its discretion. The Adviser intends to invest the Portfolio's assets primarily in Underlying ETFs, but is not limited to these types of investments and may invest in other types of securities, including repurchase agreements and other open-end investment companies, including high yield bond funds and money market funds.

At least quarterly, the Adviser will review the Portfolio's asset allocation among equities, fixed income and cash/cash equivalents including the investment allocations within such asset classes and may make changes in the allocation as the market and economic outlook changes. Generally, it is anticipated that changes among the asset classes will be within a range of plus or minus 5 percentage points per quarter; however, the Adviser may at times make larger allocation changes if it believes market conditions warrant a larger change.

Because the Portfolio invests in Underlying ETFs, you should look for information about these Underlying ETFs in the applicable Underlying ETF prospectuses.


--------
   SPDRs(R) is a trademark of The McGraw-Hill Companies, Inc., and has been licensed for use by PDR Services LLC ("PDR") and the American Stock Exchange LLC (AMEX) in connection with the listing and trading of SPDRs on the AMEX. These products are not sponsored, sold or endorsed by S&P, a division of The McGraw-Hill Companies, Inc., and S&P makes no representation regarding the advisability of investing in them. The Portfolio is not sponsored, endorsed, sold, or promoted by PDR. PDR makes no representations or warranties to the shareholders of the Portfolio or any member of the public regarding the advisability of investing in the Portfolio or the SPDRs. PDR has no obligation or liability in connection with the operation, marketing, or trading of the Portfolio.
   Vanguard(R) and VIPERs(R) are trademarks of The Vanguard Group, Inc. ("Vanguard"). The Portfolio is not sponsored, endorsed, sold, or promoted by Vanguard. Vanguard makes no representations or warranties to the shareholders of the Portfolio or any member of the public regarding the advisability of investing in the Portfolio or the VIPERs. Vanguard has no obligation or liability in connection with the operation, marketing, or trading of the Portfolio.

The following chart describes the allocation, as of December 31, 2007, among the range of equities, fixed income and cash/money market securities for the Portfolio. You should note that these percentages may not directly correspond to investment in the Underlying ETF since each Underlying ETF may contain various sub-sets of an asset class (E.G., large-cap and mid cap-equity securities).



                      Cyclical Growth
     Asset Class            ETF
--------------------- ---------------
Equities                    98%
-------------------------------------
    U.S. Large Cap          73%
    U.S. Mid Cap            12%
    U.S. Small Cap          0%
    Foreign                 13%
-------------------------------------
Fixed Income                0%
-------------------------------------
Cash/Cash Equivalents       2%
-------------------------------------



The allocation of investments in the Underlying ETFs as of December 31, 2007 is set forth in the Investment Summary with respect to the Portfolio.


The actual allocation percentages of the Portfolio's investments as of the end of the prior quarter in the Underlying ETFs are generally available for the Portfolio at the following website--www.metlifeinvestors.com. This information is generally posted to the website on or about the first business day of the second month following the calendar quarter. The Trust may exclude any portion of this information from the posting when deemed in the best interest of the Trust. These postings generally remain until replaced by new postings as described above.

The Portfolio will invest new assets and reinvest dividends based on the Portfolio's target allocations at such time. However, the Portfolio's allocations could change substantially over time as the Underlying ETFs' asset values change due to market movements and portfolio management decisions.


After this Introduction you will find an Investment Summary for the Portfolio. The Investment Summary presents important facts about the Portfolio, including information about its investment objective, principal investment strategy, primary risks, fees and expenses and past performance.

                                 THE PORTFOLIO


 THE PORTFOLIO IN THIS PROSPECTUS IS A MUTUAL FUND: A POOLED INVESTMENT THAT IS PROFESSIONALLY MANAGED AND THAT GIVES YOU THE OPPORTUNITY TO PARTICIPATE IN FINANCIAL MARKETS. THE PORTFOLIO STRIVES TO REACH ITS STATED INVESTMENT OBJECTIVE, WHICH CAN BE CHANGED WITHOUT SHAREHOLDER APPROVAL. AS WITH ALL MUTUAL FUNDS, THERE IS NO GUARANTEE THAT THE PORTFOLIO WILL ACHIEVE ITS INVESTMENT OBJECTIVE.


INVESTMENT SUMMARY

The Portfolio's summary discusses the following :

    INVESTMENT OBJECTIVE
    What is the Portfolio's investment goal?

    PRINCIPAL INVESTMENT STRATEGY
    How does the Portfolio attempt to achieve its investment goal? What types of investments does it contain? What style of investing and investment philosophy does it follow?

    PRIMARY RISKS
    What are the specific risks of investing in the Portfolio and in the Underlying ETFs?

    PAST PERFORMANCE
    How well has the Portfolio performed over time?

    FEES AND EXPENSES
    What is the cost of investing in the Portfolio?

In addition to its principal investment strategy, the Portfolio may invest in various types of securities and engage in various investment techniques and practices which are not the principal focus of the Portfolio or of the Underlying ETFs and therefore are not described in the Investment Summary section of the Prospectus. These other securities and investment techniques and practices in which the Portfolio may engage, together with their risks, are briefly discussed in "Additional Investment Strategies" in this Prospectus and in the SAI.


Following the Investment Summary is the section entitled "Primary Risks of the Underlying ETFs" which lists some of the factors that may affect the value of the Portfolio's investments in the Underlying ETFs. You can lose money by investing in the Portfolio.


The SAI provides more detailed information regarding the various types of securities that the Portfolio and an Underlying ETF may purchase and certain investment techniques and practices of the Portfolio's Adviser.


The Contracts may be sold by banks. AN INVESTMENT IN THE PORTFOLIO THROUGH A CONTRACT IS NOT A DEPOSIT OR OBLIGATION OF, OR GUARANTEED BY, ANY BANK, AND IS NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY OF THE U.S. GOVERNMENT.

                         CYCLICAL GROWTH ETF PORTFOLIO

INVESTMENT OBJECTIVE:

Growth of capital.

PRINCIPAL INVESTMENT STRATEGY:

To achieve this objective, the Portfolio invests at least 80% of its net assets in Underlying ETFs. The Portfolio is based on the cyclical asset allocation guidelines of the Adviser's Investment Strategy Committee's growth model. The Portfolio invests a significant portion of its assets in Underlying ETFs that invest primarily in the U.S. and international equity markets with moderate allocations to Underlying ETFs that invest primarily in fixed-income securities considered to reduce portfolio volatility in difficult market environments. This model may be appropriate for equity-oriented investors with average risk tolerance.

In an effort to achieve its investment objective and reduce portfolio volatility over an intermediate-term cycle, equity investments are allocated across a range of asset classes, which can include: large-, mid- and small-cap, REIT, and foreign developed and emerging market securities. Moderate allocations to fixed income asset classes are considered at certain points in the market cycle and may include investment-grade corporate and high-yield funds. The approximate percentage of the Portfolio's assets allocated to the various types of equity and fixed income securities, as of the date of this Prospectus, is set forth above in "Understanding the Portfolio".

The Portfolio currently seeks to achieve capital growth through its investments in Underlying ETFs that invest primarily in large-cap equity securities, as well, to a lesser extent, in stocks of mid-cap equity securities and securities of foreign companies. In the large-capitalization asset class, the Portfolio may overweight or underweight particular sectors relative to the S&P 500 Index based on recommendations from the Adviser's Investment Committee.

As of December 31, 2007, the Portfolio invested in the following Underlying ETFs and cash or cash equivalents at the approximate percentages indicated:



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U.S. LARGE CAP                                                                74.46%
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Vanguard(R) U.S. Sector Index Funds: Vanguard Consumer Staples ETFs(R)         4.60%
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iShares(R) Trust: iShares Dow Jones U.S. Industrial Sector Index Fund          2.35%
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iShares(R) Trust: iShares Dow Jones U.S. Telecommunications Sector Index Fund  1.97%
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iShares(R) Trust: iShares Dow Jones U.S. Energy Sector                         1.70%
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iShares(R) Trust: iShares Dow Jones U.S. Consumer Services Sector Index Fund   0.49%
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iShares(R) Trust: iShares Dow Jones U.S. Financial Sector Index Fund           4.89%
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iShares(R) Trust: iShares Dow Jones U.S. Consumer Goods Sector Index Fund      3.48%
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iShares(R) Trust: iShares Dow Jones U.S. Technology Sector Index Fund          3.16%
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Vanguard(R) U.S. Sector Index Funds: Vanguard Energy ETFs(R)                   0.27%
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Vanguard(R) U.S. Sector Index Funds: Vanguard Financials ETFs(R)               0.79%
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iShares(R) Trust: iShares Dow Jones U.S. Healthcare Sector Index Fund          8.52%
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iShares(R) Trust: iShares S&P 500 Index Fund                                  21.44%
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Vanguard(R) U.S. Sector Index Funds: Vanguard Consumer Discretionary ETFs(R)   1.57%
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Vanguard(R) U.S. Sector Index Funds: Vanguard Information Technology ETFs(R)   1.38%
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Vanguard(R) U.S. Sector Index Funds: Vanguard Industrial ETFs(R)               2.31%
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iShares(R) Trust: iShares Dow Jones U.S. Utilities Sector Index Fund           0.80%
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SPDR Trust: Standard & Poors Depository Receipts (Series 1)                   14.35%
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Vanguard Utilities Index Fund                                                  0.39%
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U.S. MID CAP                                                                  12.22%
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iShares(R) Trust: iShares S&P MidCap 400 Index Fund                           11.25%
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iShares(R) Trust: iShares S&P MidCap 400 Growth Index Fund                     0.97%
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FOREIGN                                                                       13.12%
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iShares(R) Trust: iShares MSCI EAFE Index Fund                                13.12%
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CASH/CASH EQUIVALENTS                                                          0.22%
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Model allocations are reviewed by the Adviser's Investment Strategy Committee at least quarterly and will be adjusted as the market and economic outlook changes. Generally, any changes among asset classes will be within a range of plus or minus 5 percentage points per asset class per quarter; however, the Adviser may at times make larger allocation changes if it believes market conditions warrant a larger change. Allocations are based not only on past asset class performance but more importantly on future risk/return expectations. For that reason, the percentage of the Portfolio's assets invested in a particular asset class or Underlying ETF at any given time may be different than the allocation model shown above. The Adviser reserves the right to replace Underlying ETFs or other securities in its asset allocation model at any time, although such changes would generally be the result of a change in the asset allocation with respect to an asset class.

Although the Portfolio currently invests primarily in Underlying ETFs, it may also invest in other types of securities, including open-end investment companies such as high yield bond funds and cash equivalents such as money market funds or repurchase agreements.

The Portfolio is classified as a "non-diversified" company under the Investment Company Act of 1940, as amended, which means that it could concentrate its investments in a smaller number of companies than many other funds.

PRIMARY RISKS:

An investment in the Portfolio is not guaranteed. You can lose money by investing in the Portfolio. There are direct and indirect risks of investing in the Portfolio. Direct risks include:

  . Performance Risk--Because the Portfolio invests primarily all of its assets in the shares of the Underlying ETFs, its investment performance is directly related to the performance of the Underlying ETFs held by the Portfolio. The ability of the Portfolio to meet its investment objective depends upon the allocation of the Portfolio's assets among the Underlying ETFs and the ability of an Underlying ETF to meet its own investment objective. It is possible that an Underlying ETF will fail to execute its investment strategies effectively. As a result, an Underlying ETF may not meet its investment objective, which would affect the Portfolio's investment performance. There can be no assurance that the investment objective of any Portfolio or any Underlying ETF will be achieved. Since the Portfolio invests primarily in the shares of the Underlying ETFs, its performance is directly related to the ability of the Underlying ETFs to meet their respective investment objectives.

  . Non-Diversification Risk--Because the Portfolio may invest its assets in a small number of issuers, the Portfolio is more susceptible to any single economic, political or regulatory event affecting those issuers than is a diversified portfolio.


The value of your investment in the Portfolio may be affected by one or more of the following indirect risks of the Underlying ETFs, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate. Each risk is described in "Primary Risks of the Underlying ETFs".


  .  Asset class risk

  .  Concentration risk

  .  Credit risk

  .  Foreign investment risk

  .  Interest rate risk

  .  Investment style risk

  .  Market capitalization risk

  .  Market risk

  .  Market trading risk

  .  Non-diversification risk

  .  Sector risk

  .  Tracking error risk

 ALLOCATIONS MAY PERIODICALLY CHANGE AND ACTUAL INVESTMENTS COULD CHANGE SUBSTANTIALLY AS THE UNDERLYING PORTFOLIOS' NET ASSET VALUES CHANGE DUE TO MARKET MOVEMENTS AND PORTFOLIO MANAGEMENT DECISIONS.

 PORTFOLIO MANAGEMENT:

..  Gallatin Asset Management, Inc. see page 20.


..  For financial highlights see page 31.




PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.


The bar chart below shows you the performance of the Portfolio's Class B shares, the Portfolio's oldest Class, for each full calendar year since its inception and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart.

              Year-by-Year Total Return as of 12/31 of Each Year

                                    [CHART]

                            06       07
                           ----     ----
                          13.85%    5.88%

                High Quarter:   4th - 2006      +6.45%
                Low Quarter:    4th - 2007      -3.44%

The table below compares the Portfolio's Class A, Class B and Class E shares' average annual compounded total returns for the 1-year period and from inception through 12/31/07 with the S&P(R) 500 Index and a blended index. The S&P 500 Index is an index of the stocks of approximately 500 large- and medium-sized companies traded in U.S. stock markets. Results include reinvested dividends. The blended index is comprised of 2% Merrill Lynch U.S. 3-Month Treasury Bill Index, 10% Merrill Lynch Corporate/Government Master Index, 48% S&P 500 Index, 15% S&P MidCap 400 Index, 15% S&P SmallCap 600 Index and 10% Morgan Stanley Capital International Europe, Australia and Far East Index ("MSCI EAFE Index"). The Merrill Lynch U.S. 3-Month Treasury Bill Index is composed of a single 90-Day Treasury bill issue, or potentially a seasoned 6-month or 1-year Treasury bill issue, that is replaced on a monthly basis. The Merrill Lynch Corporate/Government Master Index is an indicator of the performance of investment-grade domestic bonds, capturing close to $5 trillion of outstanding debt. The S&P MidCap 400 Index is a capitalization-weighted index which measures the performance of the mid-range sector of the U.S. stock market and represents about 7% of the total market value of U.S. equities. The S&P SmallCap 600 Index is a capitalization-weighted index which measures the performance of the small-cap range of the U.S. stock market and represents about 3% of the total market value of U.S. equities. The MSCI EAFE Index is a widely recognized unmanaged index which is an aggregate of 15 individual country indices that collectively represent many of the major markets of the world.

An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.


Average Annual Total Return as of 12/31/07
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                            Since   Inception
                   1 Year Inception   Date
----------------   ------ --------- ---------
Class A             6.15%    7.93%    5/1/06
Class B             5.88%    9.51%   10/3/05
Class E             5.97%    7.74%    5/1/06
S&P(R) 500 Index    5.49%   10.31%*
Blended Index       6.14%   10.22%*
*Index performance is from 9/30/05.




For information on Gallatin Asset Management, Inc.'s prior performance with comparable accounts, see page 22.


FEES AND EXPENSES:


The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the fiscal year ended December 31, 2007, and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts but do reflect the fees and expenses of the Underlying ETFs. See the Contract prospectus for a description of those fees, expenses and charges. If such expenses were reflected in the Example, the expense amounts indicated would be higher.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE


Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)


                                               Class A Class B Class E
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Management Fees                                 0.45%   0.45%   0.45%
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Distribution and/or Service (12b-1) Fees        None    0.25%   0.15%
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Other Expenses                                  0.09%   0.08%   0.09%
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Total Annual Portfolio Operating Expenses*      0.54%   0.78%   0.69%
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Indirect Expenses of Underlying ETFs and Other
 Investment Companies**                         0.24%   0.24%   0.24%
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Total Annual Portfolio Operating Expenses
 and Indirect Expenses of Underlying ETFs and
 Other Investment Companies                     0.78%   1.02%   0.93%
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        * Met Investors Advisory, LLC (the "Manager") and the Trust have entered into an Expense Limitation Agreement whereby the total direct Annual Portfolio Operating Expenses for Class A, Class B and Class E shares of the Portfolio will not exceed 0.55%, 0.80% and 0.70%, respectively, for the period ended April 30, 2009 and in any year in which the Agreement is in effect. Under certain circumstances, any fees waived or expenses reimbursed by the Manager may, with the approval of the Trust's Board of Trustees, be repaid to the Manager.
       ** As an investor in an ETF or other investment company, the Portfolio also will bear its pro-rata portion of the operating expenses of that Underlying ETF or other investment company. The expenses of the Underlying ETFs and other investment companies are based upon the weighted average of the total operating expenses of the Underlying ETFs or other investment companies for the year ended December 31, 2007.

Investors may be able to realize lower aggregate expenses by investing directly in the retail Underlying ETFs instead of the Portfolio, however, the Underlying ETFs are not available as investment options under the Contracts and you would not have the potential to benefit from the allocation services of the Adviser.

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.


The Example shows the total expenses you would pay on a $10,000 investment over the periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same and that all expense caps for the Portfolio remain in effect only for the period ended April 30, 2009. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.


EXAMPLE OF PORTFOLIO EXPENSES


         Class A  Class B  Class E
-----------------------------------
1 Year   $     80 $    105 $     95
-----------------------------------
3 Years  $    250 $    326 $    298
-----------------------------------
5 Years  $    435 $    566 $    517
-----------------------------------
10 Years $    969 $  1,253 $  1,147
-----------------------------------

PRIMARY RISKS OF THE UNDERLYING ETFS


One or more of the following primary risks may apply to the Underlying ETFs. Please see the Investment Summary for the Portfolio to determine which risks apply to the Underlying ETFs. The greater the Portfolio's investment in a particular asset class, the greater the impact to the Portfolio of the risks related to the class. Please note that there are many other circumstances that could adversely affect your investment and prevent an Underlying ETF from reaching its objective, which are not described here.


ASSET CLASS RISK. The returns from the types of securities in which an Underlying ETF invests may underperform returns from the general securities markets or different asset classes. Different types of securities tend to go through cycles of outperformance and underperformance in comparison to the general securities markets.

CONCENTRATION RISK. If an Underlying ETF's index concentrates in a particular industry, group of industries, or sector, that fund may be adversely affected by the performance of those securities and subject to price volatility. In addition, an Underlying ETF that concentrates in a single industry or group of industries may be more susceptible to any single economic, market, political, or regulatory occurrence.

CREDIT RISK. The value of debt securities is directly affected by an issuer's ability to pay principal and interest on time. If an Underlying ETF invests in debt securities, the value of your investment may be adversely affected when an issuer fails to pay an obligation on a timely basis. An Underlying ETF may also be subject to credit risk to the extent it engages in transactions, such as securities loans, repurchase agreements or certain derivatives, which involve a promise by a third party to honor an obligation to the Underlying ETF. Such third party may be unwilling or unable to honor its financial obligations.

FOREIGN INVESTMENT RISK. Investments in foreign securities involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject:

  . These risks may include the seizure by the government of company assets, excessive taxation, withholding taxes on dividends and interest, limitations on the use or transfer of portfolio assets, and political or social instability.

  . Enforcing legal rights may be difficult, costly and slow in foreign countries, and there may be special problems enforcing claims against foreign governments.

  . Foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there may be less public information about their operations.

  .  Foreign markets may be less liquid and more volatile than U.S. markets.

  . Foreign securities often trade in currencies other than the U.S. dollar, and an Underlying ETF may directly hold foreign currencies and purchase and sell foreign currencies. Changes in currency exchange rates will affect an Underlying ETF's net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of foreign securities. An increase in the strength of the U.S. dollar relative to these other currencies may cause the value of an Underlying ETF to decline. Certain foreign currencies may be particularly volatile, and foreign governments may intervene in the currency markets, causing a decline in value or liquidity of an Underlying ETF's foreign currency or securities holdings.

  . Costs of buying, selling and holding foreign securities, including brokerage, tax and custody costs, may be higher than those involved in domestic transactions.

Investments in emerging markets include all of the risks of investments in foreign securities and are subject to severe price declines. The economic and political structures of developing nations, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity. Such countries may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners and economies based on only a few industries. For these reasons, all of the risks of investing in foreign securities are heightened by investing in emerging market countries. The markets of developing countries have been more volatile than the markets of developed countries with more mature economies. These markets often have provided significantly higher or lower rates of return than developed markets, and significantly greater risks, to investors.

INTEREST RATE RISK. The values of debt securities are subject to change when prevailing interest rates change. When interest rates go up, the value of debt securities and certain dividend paying stocks tends to fall. If an Underlying ETF invests a significant portion of its assets in debt securities or stocks purchased primarily for dividend income and interest rates rise, then the value of your investment may decline. Alternatively, when interest rates go down, the value of debt securities and certain dividend paying stocks may rise.

Interest rate risk will affect the price of a fixed income security more if the security has a longer maturity because changes in interest rates are increasingly difficult to predict over longer periods of time. Fixed income securities with longer maturities will therefore be more volatile than other fixed income securities with shorter maturities. Conversely, fixed income securities with shorter maturities will be less volatile but generally provide lower returns than fixed income securities with longer maturities. The average maturity and duration of the Underlying ETF's fixed income investments will affect the volatility of the Underlying ETF's share price.

During periods of high interest rates, REITs and other real estate companies may lose appeal for investors who may be able to obtain higher yields from other income-producing investments. High interest rates may also mean that financing for property purchases and improvements is more costly and difficult to obtain.

INVESTMENT STYLE RISK. Different investment styles tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. An Underlying ETF may outperform or underperform other funds that employ a different investment style. An Underlying ETF may also employ a combination of styles that impacts its risk characteristics. Examples of different investment styles include growth and value investing. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's growth of earnings potential. Also, since growth companies usually invest a high portion of earnings in their business, growth stocks may lack the dividends of some value stocks that can cushion stock prices in a falling market. Growth oriented funds will typically underperform when value investing is in favor. Value stocks are those which are undervalued in comparison to their peers due to adverse business developments or other factors. Value investing carries the risk that the market will not recognize a security's inherent value for a long time, or that a stock judged to be undervalued may actually be appropriately priced or overvalued. Value oriented funds will typically underperform when growth investing is in favor.

MARKET CAPITALIZATION RISK. Stocks fall into three broad market capitalization categories--large, medium and small. Investing primarily in one category carries the risk that due to current market conditions that category may be out of favor. If valuations of large capitalization companies appear to be greatly out of proportion to the valuations of small or medium capitalization companies, investors may migrate to the stocks of small and mid-sized companies causing an Underlying ETF that invests in these companies to increase in value more rapidly than an Underlying ETF that invests in larger, fully-valued companies. Larger more established companies may also be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion. Investing in medium and small capitalization companies may be subject to special risks associated with narrower product lines, more limited financial resources, dependency on a few key personnel for management compared to companies with greater financial resources, and a more limited trading market for their stocks as compared with larger companies.

In addition, securities of these companies are subject to the risk that during certain periods the liquidity of particular issuers or industries, or all securities in particular investment categories, will shrink or disappear suddenly and without warning as a result of adverse economic or market conditions, or adverse investor perceptions whether or not accurate. Securities of medium and smaller capitalization issuers may therefore be subject to greater price volatility and may decline more significantly in market downturns than securities of larger companies and an Underlying ETF may incur losses because it will be required to effect sales at a disadvantageous time and only then at a substantial drop in price. In some cases, these companies may be relatively new issuers (i.e., those having continuous operation histories of less than three years) which carries other risks in addition to the risks of other medium and small capitalization companies. New issuers may be more speculative because such companies are relatively unseasoned. These companies will often be involved in the development or marketing of a new product with no established market, which could lead to significant losses. Smaller and medium capitalization issuers may also require substantial additional capital to support their operations, to finance expansion or to maintain their competitive position; and may have substantial borrowings or may otherwise have a weak financial condition, and may be susceptible to bankruptcy. Transaction costs for these investments are often higher than those of larger capitalization companies.

MARKET RISK. An Underlying ETF's share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including disappointing corporate earnings, adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or a company may deteriorate.

Stocks purchased in IPOs have a tendency to fluctuate in value significantly shortly after the IPO relative to the price at which they were purchased. These fluctuations could impact the net asset value and return earned on the Underlying ETF's shares.

MARKET TRADING RISK. The shares of the Underlying ETFs may trade at a premium or discount to their net asset value. The market value of ETF shares may differ from the shares' net asset value. The net asset value of ETF shares fluctuate with the changes in the market value of the fund's holdings, while the trading price of ETF shares fluctuate in accordance with changes in net asset value as well as market supply and demand.

NON-DIVERSIFICATION RISK. The Underlying ETFs may be non-diversified and, therefore, may hold fewer securities than a diversified fund. As a result, the Underlying ETFs may be more sensitive to the risks associated with those securities or to any single economic, business, political, or regulatory occurrence.

SECTOR RISK. Another area of risk involves the potential focus of an Underlying ETF's assets in securities of a particular sector. Sector risk is the possibility that securities within the same group of industries will decline in price due to sector-specific market or economic developments. If an Underlying ETF invests more heavily in a particular sector, the value of its shares may be especially sensitive to factors and economic risks that specifically affect that sector. As a result, the Underlying ETF's share price may fluctuate more widely than the value of shares of a mutual fund that invests in a broader range of industries. Additionally, some sectors could be subject to greater government regulation than other sectors. Therefore, changes in regulatory policies for those sectors may have a material effect on the value of securities issued by companies in those sectors. The sectors in which the Portfolios may invest in more heavily will vary.

TRACKING ERROR RISK. The Underlying ETF's returns may deviate from those of its index. Factors such as the fees and expenses of the Underlying ETFs, imperfect correlation between an Underlying ETF's securities and those in its index, rounding of prices, and changes to the index and to regulatory policies may affect an Underlying ETF's ability to achieve close correlation with its index. Certain securities comprising the indices tracked by the ETFs may, from time to time, temporarily be unavailable, which may further impede the ETFs' ability to track their applicable indices.

In addition to other risks, an Underlying ETF that invests a substantial portion of its assets in related sectors may have greater risk because companies in these sectors may share common characteristics and may react similarly to market developments.


ADDITIONAL INFORMATION ABOUT ETFS


An ETF is an investment company that holds a portfolio of common stocks designed to track the performance of a particular securities index or sector of an index, like the S&P 500 or NASDAQ, or a portfolio of bonds that may be designed to track a bond index. Because they may be traded like stocks on a securities exchange (e.g., the American Stock Exchange), ETFs may be purchased and sold throughout the trading day based on their market price. Each share of an ETF represents an undivided ownership interest in the portfolio held by an ETF. ETFs that track indices or sectors of indices hold either:

  . shares of all of the companies (or, for a fixed income ETF, bonds) that are represented by a particular index in the same proportion that is represented in the index itself; or

  . shares of a sampling of the companies (or, for a fixed income ETF, bonds) that are represented by a particular index in a proportion meant to track the performance of the entire index.

ETFs are generally registered as investment companies and issue large blocks of shares (typically 50,000) called "creation units" in exchange for a specified portfolio of the ETF's underlying securities, plus a cash payment generally equal to accumulated dividends of the securities (net of expenses) up to the time of deposit. Creation units are redeemed in kind for a portfolio of the underlying securities (based on the ETF's net asset value), together with a cash payment generally equal to accumulated dividends as of the date of redemption. As investment companies, ETFs incur fees and expenses such as trustees fees, operating expenses, licensing fees, registration fees, and marketing expenses, each of which will be reflected in the net asset value of ETFs. Accordingly, ETF shareholders pay their proportionate share of these expenses.

1940 ACT LIMITATIONS ON INVESTMENTS IN UNDERLYING FUNDS

The Portfolio may invest in any type of ETF, including index-based ETFs, sector-based ETFs and fixed-income ETFs. The Portfolio may hold ETFs with portfolios comprised of domestic or foreign stocks or bonds or any combination thereof. However, due to certain legal limitations, the Portfolio would be prevented from purchasing more than 3% of an Underlying ETF's outstanding shares unless: (i) the ETF or the Portfolio have received an order for exemptive relief from the 3% limitation from the Securities and Exchange Commission ("SEC") that is applicable to the Portfolio; and (ii) the ETF and the Portfolio take appropriate steps to comply with any conditions in such order. The Trust has applied for and received such exemptive relief from the SEC.

The Portfolio will generally be invested in ETFs that have received an order of exemptive relief from the SEC with respect to the above investment limitations. In cases where these legal limits prevent the Portfolio from buying a particular ETF that does not have such relief, the Portfolio may instead invest in a similar index or sector-based mutual fund or other investment company ("Other Investment Companies"), or a similar basket of stocks (a group of securities related by index or sector that are pre-selected by, and made available through, certain brokers at a discounted brokerage rate) ("Stock Baskets"). Each Portfolio may also invest in Other Investment Companies or Stock Baskets when the Adviser believes they represent more attractive opportunities than similar ETFs. In addition, the Portfolio may invest in certain types of cash and cash equivalents, such as money market instruments or enter into repurchase agreements.

ADDITIONAL INVESTMENT STRATEGIES

In addition to the principal investment strategies discussed in the Portfolio's Investment Summary, the Portfolio or an Underlying ETF may at times invest a portion of its assets in the investment strategies and may engage in certain investment techniques as described below. The SAI provides a more detailed discussion of certain of these and other securities. These strategies and techniques may involve risks. The Portfolio and the Underlying ETFs are not limited by this discussion and may invest in other types of securities not precluded by the policies discussed elsewhere in this Prospectus.

REPURCHASE AGREEMENTS. The Portfolio or an Underlying ETF may at times invest a portion of its assets in repurchase agreements. Repurchase agreements involve the purchase of a security by the Portfolio or an Underlying ETF and a simultaneous agreement by the seller (generally a bank or dealer) to repurchase the security from the Portfolio or the Underlying ETF at a specified date or upon demand. This technique offers a method of earning income on idle cash. Repurchase agreements involve credit risk, i.e., the risk that the seller will fail to repurchase the security, as agreed. In that case, the Portfolio or the Underlying ETF will bear the risk of market value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security.

HIGH QUALITY SHORT-TERM DEBT OBLIGATIONS, INCLUDING BANKERS' ACCEPTANCES, COMMERCIAL PAPER AND CERTIFICATES OF DEPOSIT ISSUED OR GUARANTEED BY BANK HOLDING COMPANIES IN THE U.S., THEIR SUBSIDIARIES AND FOREIGN BRANCHES OR OF THE WORLD BANK; VARIABLE AMOUNT MASTER DEMAND NOTES AND VARIABLE RATE NOTES ISSUED BY U.S. AND FOREIGN CORPORATIONS.

An Underlying ETF may ay times invest in high quality, short-term debt obligations such as commercial paper or variable amount master demand notes. Commercial paper is a short-term debt obligation with a maturity ranging from one to 270 days issued by banks, corporations, and other borrowers to investors seeking to invest idle cash.

Variable amount master demand notes differ from ordinary commercial paper in that they are issued pursuant to a written agreement between the issuer and the holder, their amounts may be increased from time to time by the holder (subject to an agreed maximum) or decreased by the holder or the issuer, they are payable on demand, the rate of interest payable on them varies with an agreed formula and they are typically not rated by a rating agency. Transfer of such notes is usually restricted by the issuer, and there is no secondary trading market for them. Any variable amount master demand note purchased by an Underlying ETF will be generally regarded as an illiquid security.

These instruments are subject to credit risk, interest rate risk and foreign investment risk.

U.S. GOVERNMENT SECURITIES. U.S. Government securities include direct obligations of the U.S. Government that are supported by its full faith and credit, like Treasury bills and Government National Mortgage Association ("GNMA") certificates. Treasury bills have initial maturities of less than one year, Treasury notes have initial maturities of one to ten years and Treasury bonds may be issued with any maturity but generally have maturities of at least ten years. U.S. Government securities also include indirect obligations of the U.S. Government that are issued by federal agencies and government-sponsored entities, like bonds and notes issued by the Federal Home Loan Bank and Fannie Mae. Unlike Treasury securities, agency securities generally are not backed by the full faith and credit of the U.S. Government. Some agency securities are supported by the right of the issuer to borrow from the Treasury, others are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations and others are supported only by the credit of the sponsoring agency.

U.S. Government securities are subject to interest rate risk. Credit risk is remote.

DEFENSIVE INVESTMENTS


Under adverse market or economic conditions, the Portfolio could invest for temporary defensive purposes a more substantial portion or all of its assets in money market securities or utilize other investment strategies that may be inconsistent with the Portfolio's principal investment strategy. Temporary defensive instruments generally include U.S. government securities, bank time deposits denominated in the currency of any major nation, commercial paper and repurchase agreements. The Adviser may also invest in these types of securities or hold cash while looking for suitable investment opportunities or to maintain liquidity. Although the Portfolio would employ these measures only in seeking to avoid losses, they could reduce the benefit from an upswing in the market or prevent the Portfolio from meeting its investment objective.


PORTFOLIO TURNOVER

The Portfolio's Adviser will sell a security when they believe it is appropriate to do so, regardless of how long the Portfolio has owned that security. Buying and selling securities generally involves some expense to the Portfolio, such as commissions paid to brokers and other transaction costs. Generally speaking, the higher the Portfolio's annual portfolio turnover rate, the greater its brokerage costs. Annual turnover rate of 100% or more is considered high and will result in increased costs to the Portfolio. The Portfolio generally will have annual turnover rates of less than 100%.

MANAGEMENT

The Trust's Board of Trustees is responsible for managing the business affairs of the Trust. The Trustees meet periodically to review the affairs of the Trust and to establish certain guidelines which the Manager is expected to follow in implementing the investment policies and objectives of the Trust. The Trustees also review the management of the Portfolios' assets by the Manager. Information about the Trustees and executive officers of the Trust is contained in the SAI.

THE MANAGER


The Manager, 5 Park Plaza, Suite 1900, Irvine, California 92614, has overall responsibility for the general management and administration of the Portfolio. The Manager selects and pays the fees of the Adviser for the Portfolio and monitors the Adviser's investment program. The Manager is an affiliate of MetLife.


As compensation for its services to the Portfolio, the Manager receives monthly compensation at an annual rate of a percentage of' the average daily net assets of the Portfolio. The management fee for the Portfolio is 0.45% for the first $300 million of net assets plus 0.43% for the next $300 million of net assets plus 0.40% for net assets over $600 million.

A discussion regarding the basis of the Board of Trustees' approval of the Management Agreement with the Manager and the Advisory Agreement between the Manager and the Adviser is included in the Portfolio's annual report.

THE ADVISER

Under the terms of the Advisory Agreement for the Portfolio between the Adviser and the Manager, the Adviser will develop a plan for investing the assets of the Portfolio, select the assets to be purchased and sold by the Portfolio, select the broker-dealer or broker-dealers through which the Portfolio will buy and sell its assets, and negotiate the payment of commissions, if any, to those broker-dealers. The Adviser follows the investment policies set by the Manager and the Board of Trustees for the Portfolio. Day-to-day management of the investments in the Portfolio is the responsibility of the Adviser's portfolio managers. The portfolio managers of the Portfolio are indicated below following a brief description of the Adviser. The SAI provides additional information about the portfolio manager's compensation, other accounts managed and the portfolio manager's ownership of securities in the Portfolio.

The Trust and the Manager have received an exemptive order from the Securities and Exchange Commission that permits the Manager, subject to certain conditions, and without the approval of shareholders to: (a) employ a new unaffiliated sub-adviser for the Portfolio pursuant to the terms of a new investment advisory agreement, in each case either as a replacement for an existing sub-adviser or as an additional sub-adviser; (b) change the terms of any investment advisory agreement; and (c) continue the employment of an existing sub-adviser on the same advisory contract terms where a contract has been assigned because of a change in control of the sub-adviser. In such circumstances, shareholders would receive notice of such action, including the information concerning the new sub-adviser that normally is provided in a proxy statement.

The Manager pays the Adviser a fee for the Portfolio based on the Portfolio's average daily net assets. The Portfolio is not responsible for the fees paid to the Adviser.


GALLATIN ASSET MANAGEMENT, INC. ("Gallatin"), One North Jefferson Avenue,
St. Louis, Missouri 63103, is the investment adviser to each of the Portfolios. Gallatin is a wholly-owned subsidiary of A.G. Edwards, Inc. As of December 31, 2007, Gallatin had in excess of $2.1 billion in assets under management.

  . The Portfolio is managed on a discretionary basis by the Gallatin Allocation Advisors Investment Committee, which is composed of investment management professionals from A.G. Edwards & Sons, Inc. ("A.G. Edwards"), a division of Wachovia Securities, LLC and Gallatin.


MARK A. KELLER, CFA, Senior Vice President, Chief Investment Officer--Gallatin, Chairman of A.G. Edwards Investment Strategy Committee, Chairman of Gallatin Investment Strategy Committee

  . Mr. Keller has primary responsibility for the Investment Strategy used in the cyclical models and supervision of the portfolio mangers responsible for portfolio implementation.

  .  2005 to present, Senior Vice President, Chief Investment
     Officer--Gallatin, Asset Management Department; 2005-present, Vice President, Chief Investment Officer-- A.G. Edwards, Asset Management Department; 1994 to 2005, Vice President, Investment Officer--A.G. Edwards Trust Company FSB; 1999 to 2001, Vice President--A.G. Edwards Trust Company (Missouri); 1994 to 2001; Equity Strategist--A.G. Edwards.

STUART T. FREEMAN, CFA, Vice President, Chief Equity Strategist

  . Mr. Freeman is A.G. Edwards' Chief Equity Strategist and member of the A.G. Edwards Investment Strategy Committee and Gallatin Investment Strategy Committee. Mr. Freeman is responsible for the Portfolio's sector weighting recommendations in the large-cap asset class.

  . 2005 to present, Vice President, Chief Equity Strategist-Gallatin and Member, Gallatin Investment Strategy Committee; 1995 to present, Member, A.G. Edwards Investment Strategy Committee.


DAVID B. MIYAZAKI, CFA, Vice President, Equity Portfolio Manager


  . Mr. Miyazaki is a Portfolio Manager, member of the Gallatin and A.G. Edwards' Investment Strategy Committees and serves as a backup portfolio manager to the Portfolios, and is responsible for portfolio optimization.

  . 2005 to present, Vice President, Equity Portfolio Manager, Gallatin; 2004 to 2005, Vice President, Equity Portfolio Manager, A.G. Edwards; 1999 to 2004, Associate Vice President, Equity Portfolio Manager, A.G. Edwards.


DANIEL T. WINTER, CFA, Vice President, Equity Portfolio Manager


  . Mr. Winter is the lead portfolio manager responsible for overseeing the day-to-day portfolio implementation and trading.

  . 2005 to present, Vice President, Equity Portfolio Manager--Gallatin; 2000 to 2005, Equity Portfolio Manager, A.G. Edwards Asset Management Department; 1997 to 2000, Associate Vice President, Equity Portfolio Manager--A.G. Edwards, Asset Management Department.

PRIOR PERFORMANCE OF COMPARABLE ACCOUNTS


Since the Portfolio commenced operations in October, 2005, it has a limited operating history. In order to provide you with information regarding the investment capabilities of Gallatin, which is a recently created wholly-owned subsidiary of A.G. Edwards, Inc., a wholly-owned subsidiary of Wachovia Corporation, performance information regarding the composite performance of the Cyclical Asset Allocation Portfolios Plus- Growth ("A.G. Edwards Composite") is presented. This chart does not show you the performance of the Cyclical Growth ETF Portfolio--it shows the performance of similar accounts also managed by A.G. Edwards & Sons, Inc., a division of Wachovia Securities, LLC, and, an affiliate of the Adviser with the same investment personnel as the Adviser. This chart shows the historical composite performance of the A.G. Edwards Composite. The accounts in the composite have investment objectives, policies and strategies that are substantially similar to those of the Cyclical Growth ETF Portfolio. As of December 31, 2007, the composite consisted of 10,352 private accounts representing $1.7 billion in assets.


The performance shows the historical track record of an affiliate of the Adviser with the same investment personnel as the Adviser and is not intended to imply how the Cyclical Growth ETF Portfolio will perform. Total returns represent past performance of the Composite and not the Cyclical Growth ETF Portfolio.


  Annual Total Returns/Average Annual Total Returns
       for the Periods Ending December 31, 2007
------------------------------------------------------
                    A.G. Edwards     S&P 500   Blended
   Year/Period     Composite (%)/1/ Index (%) Index (%)
------------------ ---------------  --------- ---------
2007                     3.38%         5.49%     5.80%
2006                    12.60%        15.79%    14.49%
2005                     5.71%         4.91%     7.10%
2004                    12.12%        10.86%    13.52%
2003                    29.94%        28.71%    29.04%
2002                   -19.86%       -22.10%   -15.55%
1 year                   3.38%         5.49%     5.80%
3 years                  7.16%         8.62%     9.07%
5 years                 12.39%        12.83%    13.71%
Since Inception/2/       5.97%         6.04%     8.08%


        1 This column shows performance after maximum advisory fees and operating expenses (2.25%) charged to the accounts in the Composite have been deducted, including brokerage, custody fees and other expenses. The Cyclical Growth ETF Portfolio's fees and expenses are generally expected to be lower than those reflected in this Composite. Composite results are asset-weighted using beginning-of-period weightings and reflect a time-weighted rate-of-return calculation, including the reinvestment of dividends and interest. The Composite includes all fully discretionary portfolios under management.
          Accounts are added to the Composite beginning the first full calendar month under management. Performance are based on trade-date accounting. Cash and cash equivalents are included in performance calculations. Valuations and performance are expressed in U.S. dollars. Composite results are based on actual account results of the
          A.G. Edwards Cyclical Asset Allocation Growth Plus Portfolio.
        2 The inception date of the Composite was September 1, 2001. Total returns and expenses are not annualized for the first year of operations.

EXPENSE LIMITATION AGREEMENT


In the interest of limiting expenses of the Portfolio until April 30, 2009, the Manager has entered into an expense limitation agreement with the Trust ("Expense Limitation Agreement"). Pursuant to that Expense Limitation Agreement, the Manager has agreed to waive or limit its fees and to assume other expenses so that the total direct annual operating expenses of the Portfolio other than interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, other extraordinary expenses not incurred in the ordinary course of the Portfolio's business, but including the amounts payable pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act, are limited to 0.55%, 0.80% and 0.70% of daily net assets for Class A, Class B and Class E shares, respectively.

The Portfolio may at a later date reimburse the Manager the management fees waived or limited and other expenses assumed and paid by the Manager pursuant to the Expense Limitation Agreement provided such Portfolio has reached a sufficient asset size to permit such reimbursement to be made without causing the total annual expense ratio of the Portfolio to exceed the then existing percentage limit. Consequently, no reimbursement by the Portfolio will be made unless the Portfolio's total annual expense ratio is less than the percentage stated above.


The total amount of reimbursement to which the Manager may be entitled will equal, at any time, the sum of (i) all investment management fees previously waived or reduced by the Manager and (ii) all other payments previously remitted by the Manager to the Portfolio during any of the previous five fiscal years, less any reimbursement that the Portfolio has previously paid to the Manager with respect to (a) such investment management fees previously waived or reduced and (b) such other payments previously remitted by the Manager to the Portfolio.


DISTRIBUTION PLANS

The Portfolio has adopted for its Class B and Class E shares a plan pursuant to Rule 12b-1 under the 1940 Act (the "Plan") and pursuant to the Plan, entered into a Distribution Agreement with MetLife Investors Distribution Company ("MLIDC") located at 5 Park Plaza, Suite 1900, Irvine, California 92614. MLIDC is an affiliate of the Manager, and serves as principal underwriter for the Trust. The Plan permits the use of Trust assets to help finance the distribution of the shares of the Portfolio. Under the Plan, the Trust, on behalf of the Portfolio, is permitted to pay to various service providers up to 0.50% for Class B shares and up to 0.25% for Class E shares of the average daily net assets of the Portfolio allocated, as applicable, to Class B and Class E shares as payment for services rendered in connection with the distribution of the shares of the Portfolios. Currently, payments with respect to Class B and Class E shares are limited to 0.25% and 0.15%, respectively, of average net assets, which amount may be increased to the full Plan amount by the Trustees of the Trust without shareholder approval. Because these fees are paid out of Trust assets on an on-going basis, over time these costs will increase the cost of your investment and may cost you more than other types of sales charges.

In addition to serving as the Adviser to the Portfolio, affiliates of Gallatin, including A.G. Edwards & Sons, Inc., a division of Wachovia Securities, LLC, are registered with the SEC as broker-dealers and, in that capacity, sell variable insurance products that offer the Portfolio as investment options. A.G. Edwards & Sons, Inc. receives compensation from the insurance company, or MLIDC, the distributor of the variable insurance products, for its selling efforts as well as for the contract owner and administrative services it provides. This compensation includes sales commissions, revenue sharing payments, service fees and persistency allowances. A portion of the compensation paid by MLIDC or the insurance company to A.G. Edwards & Sons, Inc. may be derived from 12b-1 fees that are paid by the Portfolio to MLIDC or the insurance company.

In addition, Wachovia Securities, LLC may act as broker for the Portfolio in executing their portfolio securities transactions and may earn brokerage commissions or other remuneration for these transactions. The compensation paid to Wachovia Securities, LLC by the Portfolio for any such transaction must comply with procedures adopted by the Trust that govern the Portfolio's use of an affiliated broker. As required by an SEC rule, those procedures place limits on the compensation that the Portfolio can pay to an affiliated broker and require that the Board of Trustees receive periodic reports on transactions with affiliated brokers.


YOUR INVESTMENT

SHAREHOLDER INFORMATION

The separate accounts of MetLife are the record owners of the Portfolios' shares. Any reference to the shareholder in this Prospectus technically refers to those separate accounts and not to you, the Contract owner. The legal rights of you, the Contract owner, are different from the legal rights of the record owner.

However, MetLife is required to solicit instructions from Contract owners when voting on shareholder issues. Any voting by MetLife as shareholder would therefore reflect the actual votes of Contract owners. Neither the Securities and Exchange Commission nor MetLife requires any specific minimum percentage of Contract owners to vote in order for MetLife to echo vote the remaining unvoted votes. MetLife seeks to obtain a reasonable level of turnout given the particular voting trend. MetLife may use various methods of encouraging Contract owners to vote, including additional solicitations. The practice of echo voting means that a minority of Contract owners may, in practice, determine whether an item passes or fails. Please see "Voting Rights" in the prospectus for the Contracts accompanying this Prospectus for more information on your voting rights.

FUNDS OF FUNDS STRUCTURE

Each Underlying ETF will have other shareholders, each of whom will pay their proportionate share of the ETF's expense. As a unitholder of an ETF, the Portfolio will have the same voting rights as other shareholders. The Portfolio has the right to decide to have the Manager manage its assets directly if the Trust's Board of Trustees decides it is in the best interest of the Portfolio to do so.

DISCLOSURE OF PORTFOLIO HOLDINGS


Shares of the Trust are offered only to separate accounts of the Insurance Companies. The following information is generally made available on one or more of the Insurance Company websites (including www.metlifeinvestors.com): (i) the ten largest portfolio holdings of the Portfolio; (ii) unless the Adviser has objected, the percentage of the Portfolio's net assets that each of the portfolio holdings represents; and (iii) the percentage of the Portfolio's net assets that these holdings represent in the aggregate. Unless the Adviser has objected, this information is posted on the website as early as on or about the tenth business day following the calendar quarter and no later than on or about the first business day of the second month following the calendar quarter. The Trust may exclude any portion of these holdings from the posting when deemed in the best interest of the Trust. These postings generally remain until replaced by new postings as described above. For these purposes, the Portfolio's ten largest portfolio holdings are not considered to include swaps, futures, or forward currency transactions or transactions transmitted to the Trust's custodian after certain established cut-off times.


A description of the Portfolios' policies and procedures with respect to the disclosure of the Portfolios' portfolio securities is available in the SAI.

DIVIDENDS, DISTRIBUTIONS AND TAXES

DIVIDENDS AND DISTRIBUTIONS

The Portfolio intends to distribute substantially all of its net investment income, if any. The Portfolio distributes its dividends from its net investment income to MetLife's separate accounts at least once a year and not to you, the Contract owner. These distributions are in the form of additional shares and not cash. The result is that the Portfolio's investment performance, including the effect of dividends, is reflected in the cash value of the Contracts. Please see the Contract prospectus accompanying this Prospectus for more information.

All net realized long- or short-term capital gains of the Portfolio are also declared once a year and reinvested in the Portfolio.

TAXES

Please see the Contract prospectus for a discussion of the tax impact on you resulting from the income taxes the separate accounts owe as a result of their ownership of the Portfolio's shares and their receipt of dividends and capital gains.

The Portfolio expects to qualify and to continue to qualify as a regulated investment company under Subchapter M of the Code. As qualified, the Portfolio is not subject to federal income tax on that part of its taxable income that it distributes to its shareholders, the separate accounts. Taxable income consists generally of net investment income, and any capital gains. It is the Portfolio's intention to distribute all such income and gains, so that the Portfolio will incur no federal income tax.

Shares of the Portfolio are currently offered only to the separate accounts of MetLife. These separate accounts are insurance company separate accounts that fund annuity contracts. Under the Code, an insurance company pays no tax with respect to income of a qualifying sepa-rate account when the income is properly allocable to the value of eligible variable annuity or variable life insurance contracts. For a discussion of the taxation of life insurance companies and the separate accounts, as well as the tax treatment of the policies and annuity contracts and the holders thereof, see the discussion of federal income tax considerations included in the prospectus for the Contracts.

Section 817(h) of the Code and the regulations thereunder impose "diversification" requirements on the assets underlying a Contract. The Portfolio intends to maintain diversification which will allow each Contract to satisfy these requirements. These requirements are in addition to the diversification requirements imposed on the Portfolio by Subchapter M and the 1940 Act. Technically, the section 817(h) requirements provide that, with limited exceptions, as of the end of each calendar quarter or within thirty days thereafter no more than 55% of the assets underlying a Contract may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments, and no more than 90% by any four investments. For this purpose, an investment in the Portfolio is treated not as a single investment but as an investment in each asset owned by the Portfolio, so long as shares of the Portfolio are owned only by separate accounts of insurance companies, by qualified pension and retirement plans, and by a limited class of other investors. The Portfolio is and will be so owned. The assets of the Portfolio will consist primarily of the Underlying ETFs, which may be owned in part by persons other than those permitted to own interests in the Portfolio. Accordingly, each Underlying ETF is considered an "asset" of the Portfolio, and the Portfolio will need to be sure that no more than 55% of its assets are represented by one Underlying ETF, no more than 70% by any two Underlying ETFs, and so forth, in order that the Contracts will meet the diversification requirements of Section 817(h). Compliance with the tax requirements described above may result in a reduction in the return under a Portfolio, since, to comply with the above rules, the investments utilized (and the time at which such investments are entered into and closed out) may be different from what the Adviser might otherwise believe to be desirable. See the prospectus for the Contracts.

The foregoing is only a summary of some of the important federal income tax considerations generally affecting the Portfolio and you; see the SAI for a more detailed discussion. You are urged to consult your tax advisers.

REPORT TO POLICYHOLDERS

The fiscal year of the Portfolio ends on December 31 of each year. The Trust will send to you, at least semi-annually, reports which show the Portfolio's composition and other information. An annual report, with audited information, will be sent to you each year.

SALES AND PURCHASES OF SHARES


The Trust does not sell its shares directly to the public. The Trust continuously sells Class A, B and E shares of each Portfolio only to the separate accounts of MetLife to fund Contracts. The Trust could also offer shares to other separate accounts of other insurers if approved by the Board of Trustees.

PURCHASE AND REDEMPTION OF SHARES

MLIDC is the principal underwriter and distributor of the Trust's shares. MLIDC places orders for the purchase or redemption of shares of Portfolio based on, among other things, the amount of net Contract premiums or purchase payments transferred to the separate accounts, transfers to or from a separate account investment division and benefit payments to be effected on a given date pursuant to the terms of the Contract. Such orders are effected, without sales charge, at the net asset value per share for the Portfolio next determined after such orders are placed. The Trust reserves the right to reject or limit all or part of any purchase or exchange order for any reason.


Shares of the Portfolio are sold and redeemed at their net asset value without the imposition of any sales commission or redemption charge. Class A shares are not subject to a Rule 12b-1 fee. Class B shares are subject to a Rule 12b-1 fee of 0.25% of average daily net assets, and Class E shares are subject to a Rule 12b-1 fee of 0.15% of average daily net assets. (However, certain sales or other charges may apply to the Contract, as described in the Contract prospectus.) Under certain circumstances, redemption proceeds may be paid in securities or other property rather than in cash if the Manager determines it is in the best interests of the Trust.


MARKET TIMING

The Trust's Board of Trustees has adopted certain procedures, described below, to discourage certain types of trading in Portfolio shares that may be harmful to long-term investors ("market timing"), specifically (i) trading that is designed to exploit pricing inefficiencies and thereby dilute the returns of long-term investors; or (ii) frequent trading by an investor that generates sufficiently volatile cash flows to be disruptive to a portfolio manager's ability to manage the Portfolio's assets. The Trust is not intended for investment by market timers. The Trust does not knowingly accommodate market timing in the Portfolio and, to the Trust's knowledge, there are no arrangements currently in place to permit any contract owner to engage in market timing. As discussed above, the Trust reserves the right to restrict, reject or cancel, without any prior notice, any purchase or exchange order for any reason, including any purchase or exchange order accepted by any contract owner's financial intermediary.


The Trust requires that the insurance company separate accounts that invest in the Portfolios have in place policies and procedures reasonably designed to detect and deter market timing in the separate accounts by contract owners. In addition, the Manager monitors cashflows of certain Portfolios identified as presenting pricing inefficiencies that could potentially be exploited by market timers, and, with respect to each Portfolio, conducts certain tests to help detect cash outflows or cashflow volatility that may be disruptive to a portfolio manager's ability to manage the Portfolio. If, based on such monitoring, the Manager believes (i) that a Portfolio's cash flows may reflect a pattern of market timing or (ii) that a Portfolio's cash flows may reflect frequent trading that is disruptive to the management of the Portfolio and it is appropriate given the context of the cash flow volatility (e.g., type of Portfolio, amount of assets), the Manager will refer the matter to the appropriate insurance company or companies.

Further, in accordance with Rule 22c-2 under the 1940 Act, the Trust has contracted with insurance separate accounts to enable it to request and receive information regarding trans-actions in the shares of the Trust's Portfolios and limit transactions that violate the Trust's policies on market timing.


If the Trust finds that any insurance company has in place inadequate policies and procedures, with respect to a particular separate account, to detect and deter market timing in that separate account and there is evidence of market timing in that separate account, the Trust or any of its Portfolios may be discontinued as an investment option of that separate account. In such an event, all contract owners of such separate account would no longer be able to make new investments in the Trust or any of its Portfolios. The Trust reserves the right to modify this policy, including any surveillance procedures established from time to time to effectuate this policy, at any time without notice.

LIMITATIONS ON THE TRUST'S ABILITY TO DETECT AND DETER MARKET TIMING

The Portfolio is available as an investment option under a number of different variable insurance products. Owners of these variable insurance products transfer value among sub-accounts of the insurance company separate accounts by contacting the insurance companies. The resulting purchases and redemptions of Portfolio shares are made through omnibus accounts of the insurance companies. The right of an owner of such a variable insurance product to transfer among sub-accounts is governed by a contract between the insurance company and such owner. Many of these contracts do not limit the number of transfers among the available underlying funds that a contract owner may make. The terms of these contracts, the presence of financial intermediaries (including the insurance companies) between the Trust and contract owners, the utilization of omnibus accounts by these intermediaries and other factors such as state insurance laws may limit the Trust's ability to detect and deter market timing. Multiple tiers of such financial intermediaries may further compound the Trust's difficulty in detecting and deterring such market timing activities.

RISKS ASSOCIATED WITH MARKET TIMING GENERALLY

While the Trust will try to detect and deter market timing by utilizing the procedures described above, these procedures may not be successful in identifying or deterring market timing. By realizing profits through short-term trading, contract owners that engage in market timing activities may dilute the value of shares held by long-term investors. Cashflow volatility resulting from frequent trading of Portfolio shares, especially involving large dollar amounts, may disrupt efficient portfolio management. Frequent trading may be disruptive if it makes it difficult for a Portfolio to implement its long-term investment strategies, for example by causing the Portfolio to maintain a higher level of its assets in cash to accommodate such frequent trading. Frequent trading may also be disruptive if it forces the Portfolio to sell portfolio securities at inopportune times to raise cash to accommodate such trading activity. In addition, frequent trading that causes a Portfolio to incur increased expenses may be disruptive. For example, as a result of such frequent trading, a Portfolio may be forced to liquidate investments and thereby incur increased brokerage costs and realization of taxable capital gains without attaining any investment advantage. All of these factors may adversely affect Portfolio performance.

Associated with an investment in a Portfolio that itself invests in securities that are, for example, thinly traded, traded infrequently, or relatively less liquid is the risk that the current mar-ket price for the securities may not accurately reflect current market values. A market timer may seek to engage in strategies designed to take advantage of these pricing differences ("price arbitrage"). Portfolios that may be adversely affected by price arbitrage include those Portfolios that significantly invest in small cap equity securities, technology and other specific industry sector securities, and in certain fixed-income securities, such as high yield bonds.

A Portfolio that invests significantly in foreign securities may be particularly susceptible to strategies designed to exploit pricing inefficiencies. This is because foreign securities are typically traded on markets that close well before the time a Portfolio calculates its net asset value (typically at 4:00 p.m. Eastern Time), which gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities. The time zone differences among international stock markets can allow a market timer engaging in certain strategies to exploit differences in Portfolio share prices that are based on closing prices of foreign securities established some time before the Portfolio calculates its own share price (a type of price arbitrage referred to as "time zone arbitrage"). As discussed more fully below, the Trust has procedures, referred to as fair value pricing, that allow the Trust to adjust closing market prices of foreign securities to reflect what is believed to be the fair value of those securities at the time a Portfolio calculates its net asset value. While there is no assurance, the Portfolios expect that the use of fair value pricing will reduce a market timer's ability to engage in time zone arbitrage to the detriment of Portfolio shareholders.

VALUATION OF SHARES


The Portfolio's net asset value ("NAV") per share is ordinarily determined once daily, as of the close of the regular session of business on the New York Stock Exchange (NYSE) (usually at 4:00 p.m., Eastern Time), on each day the NYSE is open. To the extent that the Portfolio's assets are traded in other markets when the NYSE is closed, the value of the Portfolio's assets may be effected on days when the Trust is not open for business. In addition, trading in some of the Portfolio's assets may not occur when the Trust is open for business.

NAV of the Portfolio share is computed by dividing the value of the net assets of the Portfolio by the total number of shares outstanding in the Portfolio. Share prices for any transaction are those next calculated after receipt of an order.


Except for money market instruments maturing in 60 days or less and foreign securities as discussed below, securities held by the Portfolio are valued at market value. If market values are not readily available, or if available market quotations are not reliable, securities are priced at their fair value as determined by the Valuation Committee of the Trust's Board of Trustees using procedures approved by the Board of Trustees. The Portfolio may use fair value pricing if the value of a security has been materially affected by events occurring before the Portfolio's calculation of NAV but after the close of the primary markets on which the security is traded. The Portfolio may also use fair value pricing if reliable market quotations are unavailable due to infrequent trading or if trading in a particular security was halted during the day and did not resume prior to the Portfolios' calculation of NAV. The use of fair value pricing has the effect of valuing a security based upon the price the Portfolio might reasonably expect to receive if it sold that security but does not guarantee that the security can be sold at the fair value price. Further, because of the inherent uncertainty of fair valuation, a fair valuation price may differ significantly from the value that would have been used had a ready market for the investment existed, and these differences could be material. With respect to any portion of the Portfolio's assets that is invested in other open-end investment companies, that portion of the Portfolio's NAV is calculated based on the NAV of that investment company, or, in the case of Underlying ETFs, the closing market quotation for its shares. The prospectus for the other investment company explains the circumstances and effects of fair value pricing for that investment company.

If applicable, the Portfolio will retain a third party pricing service to automatically fair value each of its investments that is traded principally on a foreign exchange or market, if any, subject to adjustment by the Trust's Valuation Committee. The Valuation Committee will regularly monitor and review the services provided by the pricing service to the Portfolio and periodically report to the Board on the pricing services' performance.

Money market instruments maturing in 60 days or less are valued on the amortized cost basis.

Securities of each Underlying ETF are valued at their last market quotation and securities of other investment companies are valued at net asset value as described in the investment company's prospectus.

FINANCIAL HIGHLIGHTS

The following financial highlights table is intended to help you understand the Portfolio's Class B shares financial performance for its period of operation. Certain information reflects financial results for a single Portfolio share. Total return in each table shows how much an investment in the Portfolio would have increased (or decreased) during each period (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, whose report is included in the Annual Report of the Portfolio, which is available upon request.


  CYCLICAL GROWTH ETF PORTFOLIO



                                                                                  FOR THE PERIOD FROM
                                                                                      MAY 1, 2006
                                                                                    (COMMENCEMENT OF
                                                              FOR THE YEAR ENDED     OPERATIONS) TO
CLASS A                                                      DECEMBER 31, 2007(A) DECEMBER 31, 2006(A)
------------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                                  $11.39             $10.76
                                                                  ----------            -------
INCOME FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                                   0.22               0.25
NET REALIZED AND UNREALIZED GAINS                                       0.48               0.53
                                                                  ----------            -------
TOTAL FROM INVESTMENT OPERATIONS                                        0.70               0.78
                                                                  ----------            -------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                                      --             (0.12)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS                             --             (0.03)
                                                                  ----------            -------
TOTAL DISTRIBUTIONS                                                       --             (0.15)
                                                                  ----------            -------
NET ASSET VALUE, END OF PERIOD                                        $12.09             $11.39
                                                                  ----------            -------
TOTAL RETURN                                                           6.15%             7.20%+
                                                                  ----------            -------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                                 $1.5               $0.3
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                               0.53%            0.57%++
NET INVESTMENT INCOME                                                  1.85%            3.33%++
PORTFOLIO TURNOVER RATE                                                20.2%             27.7%+
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS BEFORE
REIMBURSEMENT BY THE MANAGER:                                     0.54%/(b)/            0.63%++

--------------------------------------------------------------------------------

+  Non-annualized
++ Annualized
(a) Net investment income per share was calculated using average shares outstanding.
(b) Excludes effect of deferred expense reimbursement.

                                                  CYCLICAL GROWTH ETF PORTFOLIO



                                                                                 FOR THE PERIOD FROM
                                                                                   OCTOBER 3, 2005
                                                             FOR THE YEARS ENDED   (COMMENCEMENT OF
                                                                DECEMBER 31,        OPERATIONS) TO
                                                             ------------------  DECEMBER 31, 2005(A)
CLASS B                                                       2007(A)    2006(A) --------------------
---------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                             $11.39  $10.14         $10.00
                                                             ----------  ------         ------
INCOME FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                              0.15    0.13           0.10
NET REALIZED AND UNREALIZED GAINS                                  0.52    1.28           0.10
                                                             ----------  ------         ------
TOTAL FROM INVESTMENT OPERATIONS                                   0.67    1.41           0.20
                                                             ----------  ------         ------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                                 --  (0.12)         (0.06)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS                        --  (0.04)             --
                                                             ----------  ------         ------
TOTAL DISTRIBUTIONS                                                  --  (0.16)         (0.06)
                                                             ----------  ------         ------
NET ASSET VALUE, END OF PERIOD                                   $12.06  $11.39         $10.14
                                                             ----------  ------         ------
TOTAL RETURN                                                      5.88%  13.85%          2.04%+
                                                             ----------  ------         ------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                          $253.7  $235.3          $11.6
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                          0.77%   0.80%          0.80%++
NET INVESTMENT INCOME                                             1.25%   1.21%          3.85%++
PORTFOLIO TURNOVER RATE                                           20.2%   27.7%           6.2%+
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS BEFORE
REIMBURSEMENT BY THE MANAGER:                                0.78%/(b)/   0.82%          2.59%++

--------------------------------------------------------------------------------

+  Non-annualized
++ Annualized
(a) Net investment income per share was calculated using average shares outstanding.
(b) Excludes effect of deferred expense reimbursement.

  CYCLICAL GROWTH ETF PORTFOLIO



                                                                                  FOR THE PERIOD FROM
                                                                                       MAY 1,2006
                                                                                    (COMMENCEMENT OF
                                                              FOR THE YEAR ENDED     OPERATIONS) TO
CLASS E                                                      DECEMBER 31, 2007(A) DECEMBER 31, 2006(A)
------------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                                  $11.39             $10.76
                                                                  ----------            -------
INCOME FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                                   0.21               0.18
NET REALIZED AND UNREALIZED GAINS                                       0.47               0.60
                                                                  ----------            -------
TOTAL FROM INVESTMENT OPERATIONS                                        0.68               0.78
                                                                  ----------            -------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                                      --             (0.12)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS                             --             (0.03)
                                                                  ----------            -------
TOTAL DISTRIBUTIONS                                                       --             (0.15)
                                                                  ----------            -------
NET ASSET VALUE, END OF PERIOD                                        $12.07             $11.39
                                                                  ----------            -------
TOTAL RETURN                                                           5.97%             7.15%+
                                                                  ----------            -------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                                 $3.5               $1.2
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                               0.68%            0.72%++
NET INVESTMENT INCOME                                                  1.70%            2.38%++
PORTFOLIO TURNOVER RATE                                                20.2%             27.7%+
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS BEFORE
REIMBURSEMENT BY THE MANAGER:                                     0.69%/(b)/            0.77%++

--------------------------------------------------------------------------------

+  Non-annualized
++ Annualized
(a) Net investment income per share was calculated using average shares outstanding.
(b) Excludes effect of deferred expense reimbursement.

FOR MORE INFORMATION

If you would like more information about the Portfolio, the following documents are available to you free upon request:

ANNUAL/SEMI-ANNUAL REPORTS

Contain additional information about the Portfolio's performance. In the Portfolio's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION ("SAI")

Provides a fuller technical and legal description of the Portfolio's policies, investment restrictions, and business structure. The SAI is legally considered to be a part of this Prospectus.

IF YOU WOULD LIKE A COPY OF THE CURRENT VERSIONS OF THESE DOCUMENTS, OR OTHER INFORMATION ABOUT THE PORTFOLIO, CONTACT:

                          MET INVESTORS SERIES TRUST
                                 5 PARK PLAZA
                                  SUITE 1900
                           IRVINE, CALIFORNIA 92614

                                1-800-848-3854

Free copies of the SAI and Annual and Semi-Annual Reports are available at the following website: www.metlifeinvestors.com/MIST.

Information about the Portfolio, including the Annual and Semi-annual Reports and SAI, may also be obtained from the Securities and Exchange Commission ("SEC"):

[_] IN PERSONReview and copy documents in the SEC's Public Reference Room in
             Washington, D.C. (for information call 202-551-8090).

[_] ON LINE  Retrieve information from the EDGAR database on the SEC's web site at: http://www.sec.gov.

[_] BY MAIL  Request documents, upon payment of a duplicating fee, by writing to SEC, Public Reference Section, Washington, D.C. 20549 or by e-mailing the SEC at publicinfo@sec.gov.

                             SEC FILE # 811-10183

                                 MET INVESTORS
                            S E R I E S   T R U S T




                       Dreman Small Cap Value Portfolio

                          Class A and Class B Shares


                                __PROSPECTUS__


                                APRIL 28, 2008





Like all securities, these securities have not been approved or disapproved by the Securities and Exchange Commission, nor has the Securities and Exchange
      Commission passed upon the accuracy or adequacy of this Prospectus.
           Any representation to the contrary is a criminal offense.

                           ____TABLE OF CONTENTS____


                                                         PAGE

               INTRODUCTION                               3
                  Understanding the Trust                 3
                  Understanding the Portfolio             3

               THE PORTFOLIO                              4

                 INVESTMENT SUMMARY                       4
                  Dreman Small Cap Value Portfolio        5

                 ADDITIONAL INVESTMENT STRATEGIES         10
                 MANAGEMENT                               12
                  The Manager                             13
                  The Adviser                             14
                  Distribution Plan                       15

               YOUR INVESTMENT                            16
                  Shareholder Information                 16
                  Dividends, Distributions and Taxes      16
                  Sales and Purchases of Shares           18

               FINANCIAL HIGHLIGHTS                       22

               FOR MORE INFORMATION                   Back Cover

INTRODUCTION

UNDERSTANDING THE TRUST


Met Investors Series Trust (the "Trust") is an open-end management investment company that offers a selection of fifty-two managed investment portfolios or mutual funds. Only one of these portfolios is offered through this Prospectus (the "Portfolio"). Please see the Investment Summary section of this Prospectus for specific information on the Portfolio.


  INVESTING THROUGH A VARIABLE INSURANCE CONTRACT


  Class A and Class B shares of the Portfolio are currently only sold to separate accounts of Metropolitan Life Insurance Company and certain of its affiliates (collectively, "MetLife" or the "Insurance Companies") to fund the benefits under certain individual flexible premium variable life insurance policies and individual and group variable annuity contracts (collectively, "Contracts"). As a Contract owner, your premium payments are allocated to the Portfolio in accordance with your Contract.

  A particular class of the Portfolio may not be available under the Contract you have chosen. The prospectus for the Contracts shows the classes available to you. Please read this Prospectus carefully. It provides information to assist you in your decision. If you would like additional information about the Portfolio, please request a copy of the Statement of Additional Information ("SAI"). For details about how to obtain a copy of the SAI and other reports and information, see the back cover of this Prospectus. The SAI is incorporated by reference into this Prospectus.


  The Portfolio's name and investment objective are very similar to a certain publicly available mutual fund that is managed by the same investment adviser. The Portfolio in this Prospectus is not that publicly available mutual fund and will not have the same performance. Different performance will result from such factors as different implementation of investment policies, different investment restrictions, different cash flows into and out of the Portfolio, different fees and expenses, and different asset sizes.

UNDERSTANDING THE PORTFOLIO

After this Introduction you will find an Investment Summary for the Portfolio. The Investment Summary presents important facts about the Portfolio, including information about its investment objective, principal investment strategy, primary risks, fees and expenses and past performance.


 PLEASE SEE THE CONTRACT PROSPECTUS FOR A DETAILED EXPLANATION OF YOUR CONTRACT.

                                 THE PORTFOLIO


 THE PORTFOLIO IN THIS PROSPECTUS IS A MUTUAL FUND: A POOLED INVESTMENT THAT IS PROFESSIONALLY MANAGED AND THAT GIVES YOU THE OPPORTUNITY TO PARTICIPATE IN FINANCIAL MARKETS. THE PORTFOLIO STRIVES TO REACH ITS STATED INVESTMENT OBJECTIVE, WHICH CAN BE CHANGED WITHOUT SHAREHOLDER APPROVAL. AS WITH ALL MUTUAL FUNDS, THERE IS NO GUARANTEE THAT THE PORTFOLIO WILL ACHIEVE ITS INVESTMENT OBJECTIVE.


 THE PORTFOLIO'S ADVISER MAY SELL A PORTFOLIO SECURITY WHEN THE VALUE OF THE INVESTMENT REACHES OR EXCEEDS ITS ESTIMATED FAIR VALUE, TO TAKE ADVANTAGE OF MORE ATTRACTIVE INVESTMENT OPPORTUNITIES, WHEN THE ISSUER'S INVESTMENT FUNDAMENTALS BEGIN TO DETERIORATE, WHEN THE PORTFOLIO MUST MEET REDEMPTIONS, OR FOR OTHER INVESTMENT REASONS.


INVESTMENT SUMMARY

The Portfolio summary discusses the following:

    INVESTMENT OBJECTIVE
    What is the Portfolio's investment goal?

    PRINCIPAL INVESTMENT STRATEGY
    How does the Portfolio attempt to achieve its investment goal? What types of investments does it contain? What style of investing and investment philosophy does it follow?

    PRIMARY RISKS
    What are the specific risks of investing in the Portfolio?

    PAST PERFORMANCE
    How well has the Portfolio performed over time?

    FEES AND EXPENSES
    What is the cost of investing in the Portfolio?

In addition to its principal investment strategy, the Portfolio may invest in various types of securities and engage in various investment techniques and practices which are not the principal focus of the Portfolio and therefore are not described in the Investment Summary section of the Prospectus. These other securities and investment techniques and practices in which the Portfolio may engage, together with their risks, are briefly discussed in "Additional Investment Strategies" in this Prospectus.

The SAI provides more detailed information regarding the various types of securities that the Portfolio may purchase and certain investment techniques and practices of its Adviser.

The Contracts may be sold by banks. AN INVESTMENT IN THE PORTFOLIO THROUGH A CONTRACT IS NOT A DEPOSIT OR OBLIGATION OF, OR GUARANTEED BY, ANY BANK, AND IS NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY OF THE U.S. GOVERNMENT.

                       DREMAN SMALL CAP VALUE PORTFOLIO


INVESTMENT OBJECTIVE:

Capital appreciation.

PRINCIPAL INVESTMENT STRATEGY:


The Portfolio normally invests at least 80% of its assets in common stocks and other equity securities of small U.S. companies. The Portfolio defines a small company as one with a market capitalization at the time of investment that is no greater than the typical largest market capitalization of a company in the Russell 2000 Value Index (the "Index"). The size of companies in the Index changes with market conditions and the composition of the Index. As of February 29, 2008, the largest market capitalization of a company in the Index was $6.8 billion.


The Adviser focuses its stock selection process on small companies with below market price-to-earnings ratios. The Adviser also identifies value opportunities in small companies by low price compared to book value, cash flow and yield. Individual companies are analyzed to identify those that are fundamentally sound and appear to have strong potential for earnings and dividend growth over the Index.

From the remaining group of stocks, the Adviser then completes its fundamental analysis and purchases for the Portfolio what are believed to be the most attractive stocks, drawing on analysis of economic outlooks or various industries. The Adviser may favor companies from different industries at different times, which leads to sector and industry over and under weights in the Portfolio relative to the Index. Even so, diversification is an important characteristic of the Adviser's investment philosophy.

The Portfolio may invest up to 15% of its assets in real estate investment trusts.

PRIMARY RISKS:

The value of your investment in the Portfolio may be affected by one or more of the following risks, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate. Please note that there are many other circumstances that could adversely affect your investment and prevent the Portfolio from reaching its objective, which are not described here.


MARKET RISK. The Portfolio's share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including disappointing corporate earnings, adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or a company may deteriorate. In addition, an assessment by the Portfolio's Adviser of particular companies may prove incorrect, resulting in losses or poor performance by those holdings, even in a rising market. The Portfolio could also miss attractive investment opportunities if its Adviser underweights markets or industries where there are significant returns, and could lose value if the Adviser overweights markets or industries where there are significant declines.

MARKET CAPITALIZATION RISK. Stocks fall into three broad market capitalization categories--large, medium and small. Investing primarily in one category carries the risk that due to current market conditions that category may be out of favor. If valuations of large capitalization companies appear to be greatly out of proportion to the valuations of small or medium capitalization companies, investors may migrate to the stocks of small and mid-sized companies causing a Portfolio that invests in these companies to increase in value more rapidly than a Portfolio that invests in larger, fully-valued companies. Larger more established companies may also be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion. Investing in medium and small capitalization companies may be subject to special risks associated with narrower product lines, more limited financial resources, smaller management groups, and a more limited trading market for their stocks as compared with larger companies. Securities of smaller capitalization issuers may therefore be subject to greater price volatility and may decline more significantly in market downturns than securities of larger companies. In some cases, these companies may be relatively new issuers (I.E., those having continuous operation histories of less than three years) which carries other risks in addition to the risks of other medium and small capitalization companies. New issuers may be more speculative because such companies are relatively unseasoned. These companies will often be involved in the development or marketing of a new product with no established market, which could lead to significant losses.

INVESTMENT STYLE RISK. Different investment styles tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. The Portfolio may outperform or underperform other funds that employ a different investment style. The Portfolio may also employ a combination of styles that impact its risk characteristics. Examples of different investment styles include growth and value investing. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's growth of earnings potential. Also, since growth companies usually invest a high portion of earnings in their business, growth stocks may lack the dividends of some value stocks that can cushion stock prices in a falling market. Growth oriented funds will typically underperform when value investing is in favor. Value stocks are those which are undervalued in comparison to their peers due to adverse business developments or other factors. Value investing carries the risk that the market will not recognize a security's inherent value for a long time, or that a stock judged to be undervalued may actually be appropriately priced or overvalued. Value oriented funds will typically underperform when growth investing is in favor.

REAL ESTATE INVESTMENT RISK. Although the Portfolio will not invest in real estate directly, it may concentrate its assets in the real estate industry or may invest in securities related to the real estate industry, so your investment in the Portfolio will be closely linked to or may be impacted by the performance of the real estate markets. Property values may decrease due to increasing vacancies or declining rents resulting from unanticipated economic, legal, cultural or technological developments or because of overbuilding or lack of mortgage funds. The value of an individual property may also decline because of environmental liabilities or losses due to casualty or condemnation. Because of this concentration in or potential exposure to the real estate industry, the value of the Portfolio's shares may change at different rates compared to the value of shares of a mutual fund with investments in a mix of different industries.

The Portfolio may at times be more concentrated in particular sub-sectors of the real estate business--e.g., apartments, retail, hotels, offices, industrial, health care, etc. As such, its performance would be especially sensitive to developments that significantly affected those businesses.

In addition, Equity REITs may be affected by changes in the value of the underlying property they own, while Mortgage REITs may be affected by the quality of any credit they extend. Equity and Mortgage REITs are dependent upon management skills and are subject to heavy cash flow dependency, defaults by borrowers, self-liquidation and the possibility of failing to qualify for tax-free pass through of income under the Internal Revenue Code of 1986, and to maintain exemption from the Investment Company Act of 1940, as amended (the "1940 Act"). In the event an issuer of debt securities collateralized by real estate defaults, it is conceivable that the REIT could end up holding the underlying real estate.

PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.


The performance shown below is the performance of the Portfolio's Class A shares, the Portfolio's only Class outstanding prior to April 28, 2008. Class B shares of the Portfolio are first being offered on April 28, 2008. The historical performance shown for the Portfolio's Class A shares prior to May 1, 2006 is the performance of the Portfolio's predecessor fund managed both by the Adviser using the same investment objective and strategy as the Portfolio and by another investment adviser using the same investment objective as the Portfolio but a different (quantitative) investment strategy. The assets of the Style Focus Series: Small Cap Value Portfolio of The Travelers Series Trust were transferred to the Portfolio on May 1, 2006. The performance shown below for the Portfolio's Class A shares prior to May 1, 2006 is the historical performance of the Style Focus Series: Small Cap Value Portfolio of The Travelers Series Trust (from May 1, 2005 to April 30, 2006).

 PORTFOLIO MANAGEMENT:


..  Dreman Value Management, LLC see page 14

..  For financial highlights see page 22




The bar chart below shows you the performance of the Portfolio's Class A shares for each full calendar year since inception and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart.



               Year-by-Year Total Return as of 12/31 of Each Year

                                    [CHART]

                             06                  07
                            -----              -----
                            24.23%             -0.97%

High Quarter:   1st - 2006      +14.30%
Low Quarter:    4th - 2007       -4.70%


The table below compares the Portfolio's Class A shares average annual compounded total returns for the 1-year period and since inception through 12/31/07 with the Russell 2000 Value Index, an unmanaged index that measures the stock performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.



    Average Annual Total Return as of 12/31/07
---------------------------------------------------
                                  Since   Inception
                         1 Year Inception   Date
------------------------ ------ --------- ---------
Class A                  -0.97%   13.35%   5/2/05
Russell 2000 Value Index -9.78%    9.73%*
* Index performance is from 4/30/05.



For information on Dreman Value Management, LLC's prior performance with a comparable fund, see page 14.


FEES AND EXPENSES:


The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2007, as adjusted to assume that current contractual fees and expenses were in effect for all of 2007, and are expressed as a percentage of the Portfolio's average daily net assets. The amounts for the Class B shares of the Portfolio are based on the expenses of the Portfolio's Class A shares, as adjusted to include applicable 12b-1 fees. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE


Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)


                                           Class A Class B
------------------------------------------ ------- -------
Management Fee                              0.79%   0.79%
----------------------------------------------------------
12b-1 Fees                                  None    0.25%
----------------------------------------------------------
Other Expenses                              0.13%   0.13%
----------------------------------------------------------
Total Annual Portfolio Operating Expenses*  0.92%   1.17%
----------------------------------------------------------



        * Met Investors Advisory, LLC (the "Manager") and the Trust have entered into an Expense Limitation Agreement whereby the total Annual Portfolio Operating Expenses for the Class A and Class B shares of the Portfolio will not exceed 1.10% and 1.35%, respectively, for the period ended April 30, 2009 and in any year in which the Agreement is in effect. Under certain circumstances, any fees waived or expenses reimbursed by the Manager may, with the approval of the Trust's Board of Trustees, be repaid to the Manager.


EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.


The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same and that all expense limitations remain in effect only for the period ended April 30, 2009. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.


EXAMPLE OF PORTFOLIO EXPENSES


         Class A  Class B
--------------------------
1 Year   $     94 $    120
--------------------------
3 Years  $    295 $    374
--------------------------
5 Years  $    511 $    647
--------------------------
10 Years $  1,135 $  1,427
--------------------------

ADDITIONAL INVESTMENT STRATEGIES

In addition to the principal investment strategies discussed in the Portfolio's Investment Summary, the Portfolio may at times invest a portion of its assets in the investment strategies and may engage in certain investment techniques as described below. The SAI provides a more detailed discussion of certain of these and other securities and indicates if the Portfolio is subject to any limitations with respect to a particular investment strategy. These strategies and techniques may involve risks. (PLEASE NOTE THAT SOME OF THESE STRATEGIES MAY BE A PRINCIPAL INVESTMENT STRATEGY FOR THE PORTFOLIO AND CONSEQUENTLY ARE ALSO DESCRIBED IN THE PORTFOLIO'S INVESTMENT SUMMARY.) The Portfolio is not limited by this discussion and may invest in other types of securities not precluded by the policies discussed elsewhere in this Prospectus.

DEPOSITARY RECEIPTS. Depositary receipts are receipts for shares of a foreign-based corporation that entitle the holder to dividends and capital gains on the underlying security. Receipts include those issued by domestic banks (American Depositary Receipts), foreign banks (Global or European Depositary Receipts), and broker-dealers (depositary shares).

These instruments are subject to market risk and foreign investment risk.

DERIVATIVES. Derivatives are used to limit risk in the Portfolio or to enhance investment return, and have a return tied to a formula based upon an interest rate, index, price of a security, or other measurement. Derivatives include options, futures, forward contracts and related products.

Options are the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price.

Futures are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date.

Forward contracts are contracts to purchase or sell a specified amount of a financial instrument for an agreed upon price at a specified time.

Derivatives may be used to hedge against an opposite position that the Portfolio holds. Any loss generated by the derivatives should be offset by gains in the hedged investment. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains or result in losses or missed opportunities. In addition, derivatives that are used for hedging the Portfolio in specific securities may not fully offset the underlying positions. The counterparty to a derivatives contract also could default. Derivatives that involve leverage could magnify losses.

Derivatives may also be used to maintain the Portfolio's exposure to the market, manage cash flows or to attempt to increase income. Using derivatives for purposes other than hedging is speculative and involves greater risks. In many foreign countries, futures and options markets do not exist or are not sufficiently developed to be effectively used by the Portfolio that invests in foreign securities.

FOREIGN EQUITY SECURITIES. Foreign equity securities are subject to foreign investment risk in addition to the risks applicable to domestic equity securities, such as market risk.

HIGH YIELD/HIGH RISK DEBT SECURITIES. High yield/high risk debt securities, or junk bonds, are securities that are rated "below investment grade" by the primary rating agencies (e.g., BB or lower by S&P and Ba or lower by Moody's) or are not rated, but are of equivalent quality. High yield debt securities range from those for which the prospect for repayment of principal and interest is predominantly speculative to those which are currently in default on principal or interest payments. You should understand that high yield securities are not generally meant for short-term investing.

A Portfolio with high yield debt securities may be more susceptible to credit risk and market risk than a Portfolio that invests only in higher quality debt securities because these lower-rated debt securities are less secure financially and more sensitive to downturns in the economy. When the Portfolio invests in high yield securities it generally seeks to receive a correspondingly higher return to compensate it for the additional credit risk and market risk it has assumed.

In addition, the secondary market for such securities may not be as liquid as that for more highly rated debt securities. As a result, the Portfolio's Adviser may find it more difficult to sell these securities or may have to sell them at lower prices.

INVESTMENT GRADE DEBT SECURITIES. Investment grade debt securities are securities rated in one of the four highest rating categories by S&P, Moody's or other nationally recognized rating agency. These securities are subject to interest rate risk and credit risk. Securities rated in the fourth investment category by a nationally recognized rating agency (e.g., BBB by S&P and Baa by Moody's) may have speculative characteristics.


REAL ESTATE INVESTMENT TRUSTS. REITs are entities which invest in commercial and other real estate properties. Risks associated with investments in securities of companies in the real estate industry include: decline in the value of real estate; risks related to general and local economic conditions; overbuilding and increased competition; increases in property taxes and operating expenses; changes in zoning laws; casualty or condemnation losses; variations in rental income; changes in neighborhood values; the appeal of properties to tenants; and increases in interest rates. In addition, equity REITs may be affected by changes in the values of the underlying property owned by the trusts, while mortgage REITs may be affected by the quality of credit extended. REITs are dependent upon management skills, may not be diversified and are subject to the risks of financing projects. Such REITs are also subject to heavy cash flow dependency, defaults by borrowers, self liquidation and the possibility of failing to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended (the "Code"), and to maintain exemption from the 1940 Act. In the event an issuer of debt securities collateralized by real estate defaults, it is conceivable that the REITs could end up holding the underlying real estate. The Portfolio, as a shareholder of a REIT, bears a portion of the REIT's annual operating expenses.


SECURITIES LOANS. For purposes of realizing additional income, the Portfolio may lend securities to broker-dealers or institutional investors approved by the Board of Trustees of the Trust. All securities loans will be made pursuant to agreement requiring the loans to be continuously secured by collateral in cash or high grade debt obligations at least equal at all times to the market value of the loaned securities. The borrower pays to the Portfolio an amount equal to any dividends or interest received on loaned securities. The Portfolio retains all or a portion of the interest received on investment of cash collected or receives a fee from the borrower.

The risk in lending portfolio securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral, or in the recovery of the securities or possible loss of rights in their collateral should the borrower fail financially.

U.S. GOVERNMENT SECURITIES. U.S. Government securities include direct obligations of the U.S. Government that are supported by its full faith and credit, like Treasury bills and GNMA certificates. Treasury bills have initial maturities of less than one year, Treasury notes have initial maturities of one to ten years and Treasury bonds may be issued with any maturity but generally have maturities of at least ten years. U.S. Government securities also include indirect obligations of the U.S. Government that are issued by federal agencies and government-sponsored entities, like bonds and notes issued by the Federal Home Loan Bank and Fannie Mae. Unlike Treasury securities, agency securities generally are not backed by the full faith and credit of the U.S. Government. Some agency securities are supported by the right of the issuer to borrow from the Treasury, others are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations and others are supported only by the credit of the sponsoring agency.

U.S. Government securities are subject to interest rate risk. Credit risk is remote.

DEFENSIVE INVESTMENTS


Under adverse market or economic conditions, the Portfolio could invest for temporary defensive purposes some or all of its assets in money market securities or utilize other investment strategies that may be inconsistent with the Portfolio's principal investment strategy. Temporary defensive instruments generally include U.S. government securities, bank time deposits denominated in the currency of any major nation, commercial paper and repurchase agreements. The Adviser may also invest in these types of securities or hold cash while looking for suitable investment opportunities or to maintain liquidity. Although the Portfolio would employ these measures only in seeking to avoid losses, they could reduce the benefit from an upswing in the market or prevent the Portfolio from meeting its investment objective.


PORTFOLIO TURNOVER

The Portfolio's Adviser will sell a security when it believes it is appropriate to do so, regardless of how long the Portfolio has owned that security. Buying and selling securities generally involves some expense to the Portfolio, such as commissions paid to brokers and other transaction costs. Generally speaking, the higher the Portfolio's annual portfolio turnover rate, the greater its brokerage costs. Increased brokerage costs may adversely affect the Portfolio's performance. Annual turnover rate of 100% or more is considered high. The Portfolio generally will not have annual turnover rates of 100% or more.

DOWNGRADES IN FIXED INCOME DEBT SECURITIES

Unless required by applicable law, the Portfolio is not required to sell or dispose of any debt security that either loses its rating or has its rating reduced after the Portfolio purchases the security.

MANAGEMENT

The Trust's Board of Trustees is responsible for managing the business affairs of the Trust. The Trustees meet periodically to review the affairs of the Trust and to establish certain guidelines which the Manager and Adviser are expected to follow in implementing the investment policies and objectives of the Trust. The Trustees also review the management of the Portfolio's assets by the Adviser. Information about the Trustees and executive officers of the Trust is contained in the SAI.

THE MANAGER


Met Investors Advisory, LLC (the "Manager"), 5 Park Plaza, Suite 1900, Irvine, California 92614, has overall responsibility for the general management and administration of the Portfolio. The Manager selects and pays the fees of the Adviser for the Portfolio and monitors the Adviser's investment program. The Manager is an affiliate of MetLife.

As compensation for its services to the Portfolio, the Manager receives monthly compensation at an annual rate of a percentage of the average daily net assets of the Portfolio as follows: 0.800% of such assets up to $100 million plus 0.775% of such assets over $100 million up to $500 million plus 0.750% of such assets over $500 million up to $1 billion plus 0.725% of such assets over $1 billion.

A discussion regarding the basis of the decision of the Trust's Board of Trustees to approve the Management Agreement with the Manager and the investment advisory agreement with the Adviser is available in the Trust's annual report.


EXPENSE LIMITATION AGREEMENT


In the interest of limiting expenses of the Portfolio until April 30, 2009, the Manager has entered into an expense limitation agreement with the Trust ("Expense Limitation Agreement"). Pursuant to that Expense Limitation Agreement, the Manager has agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses of the Portfolio other than interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, other extraordinary expenses not incurred in the ordinary course of the Portfolio's business, but including amounts payable pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act are limited to 1.10% and 1.35% of daily net assets for Class A and Class B shares, respectively of the Portfolio.


The Portfolio may at a later date reimburse to the Manager the management fees waived or limited and other expenses assumed and paid by the Manager pursuant to the Expense Limitation Agreement provided the Portfolio has reached a sufficient asset size to permit such reimbursement to be made without causing the total annual expense ratio of the Portfolio to exceed the percentage limit stated above. Consequently, no reimbursement by the Portfolio will be made unless: (i) the Portfolio's total annual expense ratio is less than the respective percentages stated above; and (ii) the payment of such reimbursement has been approved by the Trust's Board of Trustees.

The total amount of reimbursement to which the Manager may be entitled will equal, at any time, the sum of (i) all investment management fees previously waived or reduced by the Manager and (ii) all other payments previously remitted by the Manager to the Portfolio during any of the previous five fiscal years, less any reimbursement that the Portfolio has previously paid to the Manager with respect to (a) such investment management fees previously waived or reduced and (b) such other payments previously remitted by the Manager to the Portfolio.

THE ADVISER

Under the terms of the agreement between the Adviser and the Manager, the Adviser will develop a plan for investing the assets of the Portfolio, select the assets to be purchased and sold by the Portfolio, select the broker-dealer or broker-dealers through which the Portfolio will buy and sell its assets, and negotiate the payment of commissions, if any, to those broker-dealers. The Adviser follows the investment policies set by the Manager and the Board of Trustees for the Portfolio. Day-to-day management of the investments in the Portfolio is the responsibility of the Adviser's portfolio managers. The portfolio managers of the Portfolio are indicated below following a brief description of the Adviser. The SAI provides additional information about each portfolio manager's compensation, other accounts managed and the person's ownership of securities in the Portfolio.

The Trust and the Manager have received an exemptive order from the Securities and Exchange Commission that permits the Manager, subject to certain conditions, and without the approval of shareholders to: (a) employ a new unaffiliated investment adviser for the Portfolio pursuant to the terms of a new investment advisory agreement, in each case either as a replacement for an existing Adviser or as an additional Adviser; (b) change the terms of any investment advisory agreement; and (c) continue the employment of an existing Adviser on the same advisory contract terms where a contract has been assigned because of a change in control of the Adviser. In such circumstances, shareholders would receive notice of such action, including the information concerning the new Adviser that normally is provided in a proxy statement.

The Manager pays the Adviser a fee based on the Portfolio's average daily net assets. The Portfolio is not responsible for the fees paid to the Adviser.

DREMAN VALUE MANAGEMENT, LLC ("Dreman"), 520 East Cooper Avenue, Aspen, Colorado 81611 is the Adviser to the Dreman Small Cap Value Portfolio of the Trust. Dreman was founded in 1977 and managed over $18 billion in assets as of December 31, 2007.

  . Messrs. DAVID M. DREMAN, E. CLIFTON HOOVER, JR and MARK ROACH serve as Co-Portfolio Managers of the Portfolio. Mr. Dreman is the founder, Chairman and Chief Investment Officer of Dreman and has been with Dreman since its inception in 1997. Mr. Hoover is a Co-Chief Investment Officer, Co-Research Director and Portfolio Manager of Dreman's Large and Small Cap Value Strategies. Mr. Hoover joined Dreman in December 2006. Prior to that time, he was a Managing Director and Portfolio Manager at NFJ Investment Group since 1997. Mr. Roach is a Managing Director of Dreman and a Portfolio Manager of Mid-Cap and Small-Cap Products. Mr. Roach joined Dreman in November 2006. Prior to that time he was with Vaughn Nelson Investment Management since 2002 and has been in the investment management business since 1997.


PRIOR EXPERIENCE WITH COMPARABLE FUND


The Dreman Small Cap Value Portfolio and the DWS Dreman Small Cap Value Fund, (formerly Scudder Dreman Small Cap Value Fund) which is also advised by Dreman, have substantially similar investment objectives, policies, and strategies. Since the Portfolio commenced operations in 2005, it does not have a significant operating history. In order to provide you with information regarding the investment capabilities of Dreman, performance information regarding the DWS Dreman Small Cap Value Fund is presented. Management fees paid by the DWS Dreman Small Cap Value Fund are less than the fees paid by the Portfolio. If the same level of management fees charged to the Portfolio had been charged to the DWS Dreman Small Cap Value Fund, the average annual return during the periods would have been lower than the numbers set forth below. This result assumes that the current management fee paid by the DWS Dreman Small Cap Value Fund, as a percentage of average net assets, applied in all prior periods. Such performance information should not be relied upon as an indication of the future performance of the Portfolio because, among other things, the asset sizes and expenses of DWS Dreman Small Cap Value Fund and the Portfolio will vary.

The table below compares the DWS Dreman Small Cap Value Fund's average annual compounded total returns for the 1-, 5- and 10-year periods through 12/31/07 with the Russell 2000 Value Index, an unmanaged under which measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index. The calculations of total return assume the reinvestment of all dividends and capital gain distributions and the deduction of all recurring expenses that were charged to shareholder accounts. These figures do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower.



            Average Annual Total Return as of 12/31/07
------------------------------------------------------------------
                                             1 Year 5 Year 10 Year
-------------------------------------------- ------ ------ -------
Dreman Small Cap Value Fund (Class A shares)
 (Without Sales Charge)                       2.48% 20.00%  8.07%
Russell 2000 Value Index                     -9.78% 15.80%  9.06%



DISTRIBUTION PLAN

The Portfolio has adopted for its Class B shares a plan pursuant to Rule 12b-1 under the 1940 Act (the "Plan") and pursuant to the Plan, entered into a Distribution Agreement with MetLife Investors Distribution Company, located at 5 Park Plaza, Suite 1900, Irvine, California, 92614. MetLife Investors Distribution Company is an affiliate of the Manager, and serves as principal underwriter for the Trust. The Plan permits the use of Trust assets to help finance the distribution of the shares of the Portfolio. Under the Plan, the Trust, on behalf of the Portfolio, is permitted to pay to various service providers up to 0.50% of the average daily net assets of the Portfolio allocated to Class B shares as payment for services rendered in connection with the distribution of the shares of the Portfolio. Currently, payments are limited to 0.25% of average net assets, which amount may be increased to the full Plan amount by the Trustees of the Trust without shareholder approval. Because these fees are paid out of Trust assets on an on-going basis, over time these costs will increase the cost of your investment and may cost you more than other types of sales charges.

YOUR INVESTMENT

SHAREHOLDER INFORMATION

The separate accounts of MetLife are the record owners of the Portfolio's shares. Any reference to the shareholder in this Prospectus technically refers to those separate accounts and not to you, the Contract owner. The legal rights of you, the Contract owner, are different from the legal rights of the record owner.

However, MetLife is required to solicit instructions from Contract owners when voting on shareholder issues. Neither the Securities and Exchange Commission nor MetLife requires any specific minimum percentage of Contract owners to vote in order for MetLife to echo vote the remaining unvoted votes. MetLife seeks to obtain a reasonable level of turnout given the particular voting trend. MetLife may use various methods of encouraging Contract owners to vote, including additional solicitations. The practice of echo voting means that a minority of Contract owners may, in practice, determine whether an item passes or fails. Any voting by MetLife as shareholder would therefore reflect the actual votes of Contract owners. Please see "Voting Rights" in the prospectus for the Contracts for more information on your voting rights.

DISCLOSURE OF PORTFOLIO HOLDINGS


Shares of the Trust are offered only to separate accounts of the Insurance Companies. The following information is generally made available on one or more of the Insurance Company websites (including www.metlifeinvestors.com): (i) the ten largest portfolio holdings of the Portfolio; (ii) unless the Adviser has objected, the percentage of the Portfolio's net assets that each of the portfolio holdings represents; and (iii) the percentage of the Portfolio's net assets that these holdings represent in the aggregate. Unless the Adviser has objected, this information is posted on the website as early as on or about the tenth business day following the calendar quarter and no later than on or about the first business day of the second month following the calendar quarter. The Trust may exclude any portion of these holdings from the posting when deemed in the best interest of the Trust. These postings generally remain until replaced by new postings as described above. For these purposes, the Portfolio's ten largest portfolio holdings are not considered to include swaps, futures, or forward currency transactions or transactions transmitted to the Trust's custodian after certain established cut-off times.


A description of the Portfolio's policies and procedures with respect to the disclosure of the Portfolio's portfolio securities is available in the SAI.

DIVIDENDS, DISTRIBUTIONS AND TAXES

DIVIDENDS AND DISTRIBUTIONS

The Portfolio intends to distribute substantially all of its net investment income, if any. The Portfolio distributes its dividends from its net investment income to MetLife's separate accounts at least once a year and not to you, the Contract owner. These distributions are in the form of additional shares and not cash. The result is that the Portfolio's investment performance, including the effect of dividends, is reflected in the cash value of the Contracts. Please see the Contract prospectus for more information.

All net realized long- or short-term capital gains of the Portfolio are also declared once a year and reinvested in the Portfolio.

TAXES

Please see the Contract prospectus for a discussion of the tax impact on you resulting from the income taxes the separate accounts owe as a result of their ownership of the Portfolio's shares and their receipt of dividends and capital gains.

The Portfolio expects to qualify and to continue to qualify as a regulated investment company under Subchapter M of the Code. As qualified, the Portfolio is not subject to federal income tax on that part of its taxable income that it distributes to you. Taxable income consists generally of net investment income, and any capital gains. It is the Portfolio's intention to distribute all such income and gains.

Shares of the Portfolio are currently offered only to the separate accounts of MetLife. Separate accounts are insurance company separate accounts that fund life insurance policies and annuity contracts. Under the Code, an insurance company pays no tax with respect to income of a qualifying separate account when the income is properly allocable to the value of eligible variable annuity or variable life insurance contracts. For a discussion of the taxation of life insurance companies and the separate accounts, as well as the tax treatment of the policies and annuity contracts and the holders thereof, see the discussion of federal income tax considerations included in the prospectus for the Contracts.

Section 817(h) of the Code and the regulations thereunder impose "diversification" requirements on the assets underlying a Contract. The Portfolio intends to maintain diversification which will allow each Contract to satisfy these requirements. These requirements are in addition to the diversification requirements imposed on the Portfolio by Subchapter M and the 1940 Act. Technically, the section 817(h) requirements provide that, with limited exceptions, as of the end of each calendar quarter or within thirty days thereafter no more than 55% of the assets underlying a Contract may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments, and no more than 90% by any four investments. For this purpose, an investment in the Portfolio is treated not as a single investment but as an investment in each asset owned by the Portfolio, so long as shares of the Portfolio are owned only by separate accounts of insurance companies, by qualified pension and retirement plans, and by a limited class of other investors. The Portfolio is and will be so owned. Thus so long as the Portfolio meets the section 817(h) diversification tests, each Contract will also meet those tests. See the prospectus for the Contracts.

The foregoing is only a summary of some of the important federal income tax considerations generally affecting the Portfolio and you; see the SAI for a more detailed discussion. You are urged to consult your tax advisers.

REPORT TO POLICYHOLDERS

The fiscal year of the Portfolio ends on December 31 of each year. The Trust will send to you, at least semi-annually, reports which show the Portfolio's composition and other information. An annual report, with audited information, will be sent to you each year.

SALES AND PURCHASES OF SHARES


The Trust does not sell its shares directly to the public. The Trust continuously sells Class A and Class B shares of the Portfolio only to the separate accounts of MetLife to fund Contracts. The Trust could also offer shares to other separate accounts of other insurers if approved by the Board of Trustees.


PURCHASE AND REDEMPTION OF SHARES


MetLife Investors Distribution Company is the principal underwriter and distributor of the Trust's shares. MetLife Investors Distribution Company places orders for the purchase or redemption of shares of the Portfolio based on, among other things, the amount of net Contract premiums or purchase payments transferred to the separate accounts, transfers to or from a separate account investment division and benefit payments to be effected on a given date pursuant to the terms of the Contract. Such orders are effected, without sales charge, at the net asset value per share for the Portfolio determined on that same date. The Trust reserves the right to reject or limit all or part of any purchase or exchange order for any reason.


The Portfolio is available as an investment option under a number of different variable insurance products, many of which do not limit the number of transfers among the available underlying funds. A large number of transfers could raise transaction costs for the Portfolio and could require the Adviser to maintain increased cash reserves, which could harm performance in rising markets.


Shares of the Portfolio are sold and redeemed at their net asset value without the imposition of any sales commission or redemption charge. Class A shares are not subject to a Rule 12b-1 fee. Class B shares are subject to a Rule 12b-1 fee of 0.25% of average daily net assets. (However, certain sales or other charges may apply to the Contract, as described in the Contract prospectus.) Under certain circumstances, redemption proceeds may be paid in securities or other property rather than in cash if the Manager determines it is in the best interests of the Trust.


MARKET TIMING

The Trust's Board of Trustees has adopted certain procedures, described below, to discourage certain types of trading in Portfolio shares that may be harmful to long-term investors, specifically (i) trading that is designed to exploit pricing inefficiencies and thereby dilute the returns of long-term investors; or (ii) frequent trading by an investor that generates sufficiently volatile cash flows to be disruptive to a portfolio manager's ability to manage the Portfolio's assets ((i) or (ii), "market timing"). The Trust is not intended for investment by market timers. The Trust does not knowingly accommodate market timing in the Portfolio and, to the Trust's knowledge, there are no arrangements currently in place that are designed to permit any contract owner to engage in market timing. As discussed above, the Trust reserves the right to reject or limit all or part of any purchase or exchange order for any reason.


The Trust requires that the insurance company separate accounts that invest in the Portfolios have in place policies and procedures reasonably designed to detect and deter market timing in the separate accounts by contract owners. In addition, the Manager monitors cashflows of certain Portfolios identified as presenting pricing inefficiencies that could potentially be exploited by market timers, and, with respect to each Portfolio, conducts certain tests to help detect cash outflows or cashflow volatility that may be disruptive to a portfolio manager's ability to manage the Portfolio. If, based on such monitoring, the Manager believes (i) that a Portfolio's cash flows may reflect a pattern of market timing or (ii) that a Portfolio's cash flows may reflect frequent trading that is disruptive to the management of the Portfolio and it is appropriate given the context of the cash flow volatility (e.g., type of Portfolio, amount of assets), the Manager will refer the matter to the appropriate insurance company or companies.

Further, in accordance with Rule 22c-2 under the 1940 Act, the Trust has contracted with insurance separate accounts to enable it to request and receive information regarding transactions in the shares of the Trust's Portfolios and limit transactions that violate the Trust's policies on market timing.


If the Trust finds that any insurance company has in place inadequate policies and procedures, with respect to a particular separate account, to detect and deter market timing in Portfolio shares and there is evidence of market timing in that separate account, the Trust or any of its Portfolios may be discontinued as an investment option of that separate account. In such an event, all contract owners of such separate account would no longer be able to make new investments in the Trust or any of its Portfolios. The Trust reserves the right to modify this policy, including any procedures established from time to time to effectuate this policy, at any time without notice.

LIMITATIONS ON THE TRUST'S ABILITY TO DETECT AND DETER MARKET TIMING

The Portfolio is available as an investment option under a number of different variable insurance products. Owners of these variable insurance products transfer value among sub-accounts of the insurance company separate accounts by contacting the insurance companies. The resulting purchases and redemptions of Portfolio shares are made through omnibus accounts of the insurance companies. The right of an owner of such a variable insurance product to transfer among sub-accounts is governed by a contract between the insurance company and such owner. Many of these contracts do not limit the number of transfers among the available underlying funds that a contract owner may make. The terms of these contracts, the presence of financial intermediaries (including the insurance companies) between the Trust and contract owners, the utilization of omnibus accounts by these intermediaries and other factors such as state insurance laws may limit the Trust's ability to detect and deter market timing. Multiple tiers of such financial intermediaries may further compound the Trust's difficulty in detecting and deterring such market timing activities.

RISKS ASSOCIATED WITH MARKET TIMING GENERALLY

While the Trust will try to detect and deter market timing by utilizing the procedures described above, these procedures may not be successful in identifying or deterring market timing. By realizing profits through short-term trading, contract owners that engage in market timing activities may dilute the value of shares held by long-term investors. Cashflow volatility resulting from frequent trading of Portfolio shares, especially involving large dollar amounts, may disrupt a portfolio manager's ability to manage the Portfolio's assets. Frequent trading may be disruptive if it makes it difficult for the Portfolio to implement its long-term investment strategies, for example by causing the Portfolio to maintain a higher level of its assets in cash to accommodate such frequent trading. Frequent trading may also be disruptive if it forces the Portfolio to sell portfolio securities at inopportune times to raise cash to accom-modate such trading activity. In addition, frequent trading may cause the Portfolio to incur increased expenses. For example, as a result of such frequent trading, the Portfolio may be forced to liquidate investments and thereby incur increased brokerage costs. All of these factors may adversely affect Portfolio performance.

Associated with an investment in the Portfolio that itself invests in securities that are, for example, thinly traded, traded infrequently, or relatively less liquid is the risk that the current market price for the securities may not accurately reflect current market values. A market timer may seek to engage in strategies designed to take advantage of these pricing differences ("price arbitrage") and thereby dilute the returns of long-term investors. Portfolios that may be adversely affected by price arbitrage include those Portfolios that significantly invest in small cap equity securities and in certain fixed-income securities, such as high yield bonds.

A Portfolio that invests significantly in foreign securities may be particularly susceptible to strategies designed to exploit pricing inefficiencies. This is because foreign securities are typically traded on markets that close well before the time the Portfolio calculates its net asset value (typically at 4:00 p.m. Eastern Time), which gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities. The time zone differences among international stock markets can allow a market timer engaging in certain strategies to exploit differences in Portfolio share prices that are based on closing prices of foreign securities established some time before the Portfolio calculates its own share price (a type of price arbitrage referred to as "time zone arbitrage"). As discussed more fully below, the Trust has procedures, referred to as fair value pricing, that allow the Trust to adjust closing market prices of foreign securities to reflect what is believed to be the fair value of those securities at the time the Portfolio calculates its net asset value. While there is no assurance, the Portfolio expects that the use of fair value pricing will reduce a market timer's ability to engage in time zone arbitrage to the detriment of Portfolio shareholders.

VALUATION OF SHARES


The Portfolio's net asset value ("NAV") per share is ordinarily determined once daily, as of the close of the regular session of business on the New York Stock Exchange (NYSE) (usually at 4:00 p.m., Eastern Time), on each day the NYSE is open. To the extent that the Portfolio's assets are traded in other markets when the NYSE is closed, the value of the Portfolio's assets may be effected on days when the Trust is not open for business. In addition, trading in some of the Portfolio's assets may not occur when the Trust is open for business.

NAV of a Portfolio share is computed by dividing the value of the net assets of the Portfolio by the total number of shares outstanding in the Portfolio. Share prices for any transaction are those next calculated after receipt of an order.


Except for money market instruments maturing in 60 days or less and foreign securities as discussed below, securities held by the Portfolio are valued at market value. If market values are not readily available, or if available market quotations are not reliable, securities are priced at their fair value as determined by the Valuation Committee of the Trust's Board of Trustees using procedures approved by the Board of Trustees. The Portfolio may use fair value pricing if the value of a security has been materially affected by events occurring before the Portfolio's calculation of NAV but after the close of the primary markets on which the security is traded.

The Portfolio may also use fair value pricing if reliable market quotations are unavailable due to infrequent trading or if trading in a particular security was halted during the day and did not resume prior to the Portfolio's calculation of NAV. The use of fair value pricing has the effect of valuing a security based upon the price the Portfolio might reasonably expect to receive if it sold that security but does not guarantee that the security can be sold at the fair value price. Further, because of the inherent uncertainty of fair valuation, a fair valuation price may differ significantly from the value that would have been used had a ready market for the investment existed, and these differences could be material. With respect to any portion of the Portfolio's assets that is invested in other open-end investment companies, that portion of the Portfolio's NAV is calculated based on the NAV of that investment company. The prospectus for the other investment company explains the circumstances and effects of fair value pricing for that investment company.

The Portfolio has retained a third party pricing service to automatically fair value each of its investments that is traded principally on a foreign exchange or market, subject to adjustment by the Trust's Valuation Committee. The Valuation Committee will regularly monitor and review the services provided by the pricing service to the Portfolio and periodically report to the Board on the pricing services' performance.

Money market instruments maturing in 60 days or less are valued on the amortized cost basis.

FINANCIAL HIGHLIGHTS


The following financial highlights table is intended to help you understand the Portfolio's Class A shares financial performance for its period of operation. Certain information reflects financial results for a single Portfolio share. Total return in the table shows how much an investment in the Portfolio would have increased (or decreased) during the period (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, whose report is included in the Annual Report of the Portfolio, which is available upon request.

                                              DREMAN SMALL CAP VALUE PORTFOLIO#



                                                                                 FOR THE PERIOD FROM
                                                             FOR THE YEARS ENDED     MAY 2, 2005
                                                               DECEMBER 31,        (COMMENCEMENT OF
                                                             -------------------    OPERATIONS) TO
                                                                                 DECEMBER 31, 2005(A)
CLASS A                                                      2007(A)    2006(A)  --------------------
---------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                           $13.77   $11.20          $10.00
                                                              --------  ------         -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                            0.12     0.13            0.07
NET REALIZED AND UNREALIZED GAINS (LOSSES)                     (0.25)     2.57            1.30
                                                              --------  ------         -------
TOTAL FROM INVESTMENT OPERATIONS                               (0.13)     2.70            1.37
                                                              --------  ------         -------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                               --   (0.06)          (0.05)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS                  (0.07)   (0.07)          (0.12)
                                                              --------  ------         -------
TOTAL DISTRIBUTIONS                                            (0.07)   (0.13)          (0.17)
                                                              --------  ------         -------
NET ASSET VALUE, END OF PERIOD                                 $13.57   $13.77          $11.20
                                                              --------  ------         -------
TOTAL RETURN                                                  (0.97)%   24.23%         13.56%+
                                                              --------  ------         -------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                        $225.2    $83.6            $5.0
RATIOS TO AVERAGE NET ASSETS(1):

EXPENSES                                                        0.92%    1.10%         1.10%++
NET INVESTMENT INCOME                                           0.89%    0.99%         0.86%++
PORTFOLIO TURNOVER RATE                                         69.6%    62.0%          55.0%+
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS BEFORE
REIMBURSEMENT BY THE MANAGER AND BROKER REBATES:             0.95%(b)    1.40%         3.83%++

--------------------------------------------------------------------------------
# On May 1, 2006, the Portfolio received, through a plan of reorganization, all of the assets and assumed the liabilities of the Style Focus Series:
    Small Cap Value Portfolio, a portfolio of The Travelers Series Trust, that followed the same investment objective as the Portfolio. The information for the period prior to May 1, 2006 is that of the predecessor Style Focus
    Series: Small Cap Value Portfolio.
+   Non-annualized
++  Annualized
(a) Net investment income per share was calculated using average shares outstanding.

(b) Excludes effect of deferred expense reimbursement.

FOR MORE INFORMATION

If you would like more information about the Portfolio, the following documents are available to you free upon request:

ANNUAL/SEMI-ANNUAL REPORTS

Contain additional information about the Portfolio's performance. In the Portfolio's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION ("SAI")

Provides a fuller technical and legal description of the Portfolio's policies, investment restrictions, and business structure. The SAI is legally considered to be a part of this Prospectus.

IF YOU WOULD LIKE A COPY OF THE CURRENT VERSIONS OF THESE DOCUMENTS, OR OTHER INFORMATION ABOUT THE PORTFOLIO, CONTACT:

                          MET INVESTORS SERIES TRUST
                           5 PARK PLAZA, SUITE 1900
                           IRVINE, CALIFORNIA 92614

                                1-800-848-3854

Free copies of the SAI and Annual and Semi-Annual Reports are available at the following website: www.metlifeinvestors.com

Information about the Portfolio, including the Annual and Semi-annual Reports and SAI, may also be obtained from the Securities and Exchange Commission ("SEC"):

[_] IN PERSONReview and copy documents in the SEC's Public Reference Room in
             Washington, D.C. (for information call 202-551-8090).

[_] ON LINE  Retrieve information from the EDGAR database on the SEC's web site at: http://www.sec.gov.

[_] BY MAIL  Request documents, upon payment of a duplicating fee, by writing to SEC, Public Reference Section, Washington, D.C. 20549 or by e-mailing the SEC at publicinfo@sec.gov.

                             SEC FILE # 811-10183

                                 MET INVESTORS
                            S E R I E S   T R U S T



                    Harris Oakmark International Portfolio


                      Class A, Class B and Class E Shares


                                __PROSPECTUS__


                                APRIL 28, 2008




Like all securities, these securities have not been approved or disapproved by the
    Securities and Exchange Commission, nor has the Securities and Exchange
      Commission passed upon the accuracy or adequacy of this Prospectus.
           Any representation to the contrary is a criminal offense.

                           ____TABLE OF CONTENTS____


                                                                  PAGE

       INTRODUCTION                                                3
          Understanding the Trust                                  3
          Understanding the Portfolio                              3

       THE PORTFOLIO                                               4

         INVESTMENT SUMMARY                                        4
          Harris Oakmark International Portfolio                   5

         ADDITIONAL INVESTMENT STRATEGIES                          10
         MANAGEMENT                                                12
          The Manager                                              13
          The Adviser                                              13
          Distribution Plans                                       14

       YOUR INVESTMENT                                             14
          Shareholder Information                                  14
          Dividends, Distributions and Taxes                       15
          Sales and Purchases of Shares                            16

       FINANCIAL HIGHLIGHTS                                        21

       FOR MORE INFORMATION                                    Back Cover

INTRODUCTION

UNDERSTANDING THE TRUST


Met Investors Series Trust (the "Trust") is an open-end management investment company that offers a selection of fifty-two managed investment portfolios or mutual funds. Only one of these portfolios is offered through this Prospectus (the "Portfolio"). Please see the Investment Summary section of this Prospectus for specific information on the Portfolio.


  INVESTING THROUGH A VARIABLE INSURANCE CONTRACT


  Class A, Class B and Class E shares of the Portfolio are currently only sold to separate accounts of Metropolitan Life Insurance Company and certain of its affiliates (collectively, "MetLife" or the "Insurance Companies") to fund the benefits under certain individual flexible premium variable life insurance policies and individual and group variable annuity contracts (collectively, "Contracts"). As a Contract owner, your premium payments are allocated to the Portfolio in accordance with your Contract.

  A particular class of the Portfolio may not be available under the Contract you have chosen. The prospectus for the Contracts shows the classes available to you. Please read this Prospectus carefully. It provides information to assist you in your decision. If you would like additional information about the Portfolio, please request a copy of the Statement of Additional Information ("SAI"). For details about how to obtain a copy of the SAI and other reports and information, see the back cover of this Prospectus. The SAI is incorporated by reference into this Prospectus.


  The Portfolio's name and investment objective are very similar to a certain publicly available mutual fund that is managed by the same investment adviser. The Portfolio in this Prospectus is not that publicly available mutual fund and will not have the same performance. Different performance will result from such factors as different implementation of investment policies, different investment restrictions, different cash flows into and out of the Portfolio, different fees and expenses, and different asset sizes.

UNDERSTANDING THE PORTFOLIO

After this Introduction you will find an Investment Summary for the Portfolio. The Investment Summary presents important facts about the Portfolio, including information about its investment objective, principal investment strategy, primary risks, fees and expenses and past performance.


 PLEASE SEE THE CONTRACT PROSPECTUS FOR A DETAILED EXPLANATION OF YOUR CONTRACT.

                                 THE PORTFOLIO


 THE PORTFOLIO IN THIS PROSPECTUS IS A MUTUAL FUND: A POOLED INVESTMENT THAT IS PROFESSIONALLY MANAGED AND THAT GIVES YOU THE OPPORTUNITY TO PARTICIPATE IN FINANCIAL MARKETS. THE PORTFOLIO STRIVES TO REACH ITS STATED INVESTMENT OBJECTIVE, WHICH CAN BE CHANGED WITHOUT SHAREHOLDER APPROVAL. AS WITH ALL MUTUAL FUNDS, THERE IS NO GUARANTEE THAT THE PORTFOLIO WILL ACHIEVE ITS INVESTMENT OBJECTIVE.


 THE PORTFOLIO'S ADVISER MAY SELL A PORTFOLIO SECURITY WHEN THE VALUE OF THE INVESTMENT REACHES OR EXCEEDS ITS ESTIMATED FAIR VALUE, TO TAKE ADVANTAGE OF MORE ATTRACTIVE INVESTMENT OPPORTUNITIES, WHEN THE ISSUER'S INVESTMENT FUNDAMENTALS BEGIN TO DETERIORATE, WHEN THE PORTFOLIO MUST MEET REDEMPTIONS, OR FOR OTHER INVESTMENT REASONS.


INVESTMENT SUMMARY

The Portfolio summary discusses the following:

    INVESTMENT OBJECTIVE
    What is the Portfolio's investment goal?

    PRINCIPAL INVESTMENT STRATEGY
    How does the Portfolio attempt to achieve its investment goal? What types of investments does it contain? What style of investing and investment philosophy does it follow?

    PRIMARY RISKS
    What are the specific risks of investing in the Portfolio?

    PAST PERFORMANCE
    How well has the Portfolio performed over time?

    FEES AND EXPENSES
    What is the cost of investing in the Portfolio?

In addition to its principal investment strategy, the Portfolio may invest in various types of securities and engage in various investment techniques and practices which are not the principal focus of the Portfolio and therefore are not described in the Investment Summary section of the Prospectus. These other securities and investment techniques and practices in which the Portfolio may engage, together with their risks, are briefly discussed in "Additional Investment Strategies" in this Prospectus.

The SAI provides more detailed information regarding the various types of securities that the Portfolio may purchase and certain investment techniques and practices of its Adviser.

The Contracts may be sold by banks. AN INVESTMENT IN THE PORTFOLIO THROUGH A CONTRACT IS NOT A DEPOSIT OR OBLIGATION OF, OR GUARANTEED BY, ANY BANK, AND IS NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY OF THE U.S. GOVERNMENT.

                    HARRIS OAKMARK INTERNATIONAL PORTFOLIO

INVESTMENT OBJECTIVE:

Long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGY:

Under normal market conditions, the Portfolio invests primarily in common stocks of non-U.S. companies. The Portfolio may invest in mature markets (examples are Japan, Canada, and the United Kingdom) and in less developed markets (examples are Mexico, Brazil, and Korea). Ordinarily, the Portfolio will invest in the securities of at least five countries outside the U.S. There are no geographic limits on the Portfolio's foreign investments, but the Portfolio does not expect to invest more than 35% of its assets in securities of companies based in emerging markets. The Portfolio may invest in the equity securities of companies of any market capitalization.

The Portfolio's Adviser uses a value investment style in selecting equity securities for the Portfolio. The Adviser believes that over time, a company's stock price converges with its true business value. By "true business value" the Adviser means its estimate of the price that is determined by the cash it generates. The Adviser believes that investing in equity securities priced significantly below what is believed to be the true business value presents the best opportunity to achieve the Portfolio's investment objective. The Adviser uses this value philosophy to identify companies that it believes have discounted stock prices compared to the companies' true business values.



PRIMARY RISKS:

The value of your investment in the Portfolio may be affected by one or more of the following risks, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate. Please note that there are many other circumstances that could adversely affect your investment and prevent the Portfolio from reaching its objective, which are not described here.


MARKET RISK. The Portfolio's share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including disappointing corporate earnings, adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or a company may deteriorate. In addition, an assessment by the Portfolio's Adviser of particular companies may prove incorrect, resulting in losses or poor performance by those holdings, even in a rising market. The Portfolio could also miss attractive investment opportunities if its Adviser underweights markets or industries where there are significant returns, and could lose value if the Adviser overweights markets or industries where there are significant declines.

FOREIGN INVESTMENT RISK. Investments in foreign securities involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject:

  . These risks may include the seizure by the government of company assets, excessive taxation, withholding taxes on dividends and interest, limitations on the use or transfer of portfolio assets, and political or social instability.

  . Enforcing legal rights may be difficult, costly and slow in foreign countries, and there may be special problems enforcing claims against foreign governments.

  . Foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there may be less public information about their operations.

  .  Foreign markets may be less liquid and more volatile than U.S. markets.

  . Foreign securities often trade in currencies other than the U.S. dollar, and the Portfolio may directly hold foreign currencies and purchase and sell foreign currencies. Changes in currency exchange rates will affect the Portfolio's net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of foreign securities. An increase in the strength of the U.S. dollar relative to these other currencies may cause the value of the Portfolio to decline. Certain foreign currencies may be particularly volatile, and foreign governments may intervene in the currency markets, causing a decline in value or liquidity of the Portfolio's foreign currency or securities holdings.

  . Costs of buying, selling and holding foreign securities, including brokerage, tax and custody costs, may be higher than those involved in domestic transactions.

In addition, investments in emerging markets include all of the risks of investments in foreign securities and are subject to severe price declines. The economic and political structures of developing nations, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity. Such countries may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners and economies based on only a few industries. For these reasons, all of the risks of investing in foreign securities are heightened by investing in emerging markets countries. The markets of developing countries have been more volatile than the markets of developed countries with more mature economies. These markets often have provided significantly higher or lower rates of return than developed markets, and significantly greater risks, to investors.

MARKET CAPITALIZATION RISK. Stocks fall into three broad market capitalization categories--large, medium and small. Investing primarily in one category carries the risk that due to current market conditions that category may be out of favor. If valuations of large capitalization companies appear to be greatly out of proportion to the valuations of small or medium capitalization companies, investors may migrate to the stocks of small and mid-sized companies causing a Portfolio that invests in these companies to increase in value more rapidly than a Portfolio that invests in larger, fully-valued companies. Larger more established companies may also be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion. Investing in medium and small capitalization companies may be subject to special risks associated with narrower product lines, more limited financial resources, smaller management groups, and a more limited trading market for their stocks as compared with larger companies. Securities of smaller capitalization issuers may therefore be subject to greater price volatility and may decline more significantly in market downturns than securities of larger companies. In some cases, these companies may be relatively new issuers (I.E., those having continuous operation histories of less than three years) which carries other risks in addition to the risks of other medium and small capitalization companies. New issuers may be more speculative because such companies are relatively unseasoned. These companies will often be involved in the development or marketing of a new product with no established market, which could lead to significant losses.

INVESTMENT STYLE RISK. Different investment styles tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. The Portfolio may outperform or underperform other funds that employ a different investment style. The Portfolio may also employ a combination of styles that impact its risk characteristics. Examples of different investment styles include growth and value investing. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's growth of earnings potential. Also, since growth companies usually invest a high portion of earnings in their business, growth stocks may lack the dividends of some value stocks that can cushion stock prices in a falling market. Growth oriented funds will typically underperform when value investing is in favor. Value stocks are those which are undervalued in comparison to their peers due to adverse business developments or other factors. Value investing carries the risk that the market will not recognize a security's inherent value for a long time, or that a stock judged to be undervalued may actually be appropriately priced or overvalued. Value oriented funds will typically underperform when growth investing is in favor.



PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

 PORTFOLIO MANAGEMENT:

..  Harris Associates L.P. see page 14

..  For financial highlights see page 21



The bar chart below shows you the performance of the Portfolio's Class B shares, the Portfolio's oldest class, for each full calendar year since its inception and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart. Effective January 1, 2003, Harris Associates L.P. became the Portfolio's Adviser. Investment performance information prior to that date is attributable to the Portfolio's former investment adviser.

Year-by-Year Total Return as of 12/31 of Each Year

                                     [CHART]

  02       03      04      05       06      07
------   ------  ------  ------   ------  ------
-18.09%  34.96%  20.52%  14.24%   28.85%  -1.12%



High Quarter:   2nd - 2003      +24.90%
Low Quarter:    3rd - 2002      -16.81%

The table below compares the Portfolio's Class A, Class B and Class E shares' average annual compounded total returns for the 1- and 5-year periods and from inception through 12/31/07 with the Morgan Stanley Capital International Europe, Australia and Far East ("MSCI EAFE" Index), a widely recognized unmanaged index which is an aggregate of 15 individual country indices that collectively represent many of the major markets of the world. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.



Average Annual Total Return as of 12/31/07
-------------------------------------------
                             Since   Inception
             1 Year 5 Year Inception   Date
---------    ------ ------ --------- ---------
Class A      -0.86% 19.12%   12.02%    1/2/02
Class B      -1.12% 18.81%   12.88%   10/9/01
Class E      -1.00% 18.94%   12.57%    4/1/02
MSCI EAFE
 Index       11.63% 22.08%   15.39%*
* Index performance is from 10/1/01.


FEES AND EXPENSES:


The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2007 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE


Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)


                                          Class A Class B Class E
-----------------------------------------------------------------
Management Fee                             0.77%   0.77%   0.77%
-----------------------------------------------------------------
12b-1 Fees                                 None    0.25%   0.15%
-----------------------------------------------------------------
Other Expenses                             0.09%   0.08%   0.08%
-----------------------------------------------------------------
Total Annual Portfolio Operating Expenses  0.86%   1.10%   1.00%
-----------------------------------------------------------------




EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.


The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.


EXAMPLE OF PORTFOLIO EXPENSES


         Class A  Class B  Class E
-----------------------------------
1 Year   $     88 $    113 $    103
-----------------------------------
3 Years  $    275 $    352 $    320
-----------------------------------
5 Years  $    479 $    609 $    555
-----------------------------------
10 Years $  1,064 $  1,346 $  1,229
-----------------------------------

ADDITIONAL INVESTMENT STRATEGIES

In addition to the principal investment strategies discussed in the Portfolio's Investment Summary, the Portfolio may at times invest a portion of its assets in the investment strategies and may engage in certain investment techniques as described below. The SAI provides a more detailed discussion of certain of these and other securities and indicates if the Portfolio is subject to any limitations with respect to a particular investment strategy. These strategies and techniques may involve risks. (PLEASE NOTE THAT SOME OF THESE STRATEGIES MAY BE A PRINCIPAL INVESTMENT STRATEGY FOR THE PORTFOLIO AND CONSEQUENTLY ARE ALSO DESCRIBED IN THE PORTFOLIO'S INVESTMENT SUMMARY.) The Portfolio is not limited by this discussion and may invest in other types of securities not precluded by the policies discussed elsewhere in this Prospectus.

DEPOSITARY RECEIPTS. Depositary receipts are receipts for shares of a foreign-based corporation that entitle the holder to dividends and capital gains on the underlying security. Receipts include those issued by domestic banks (American Depositary Receipts), foreign banks (Global or European Depositary Receipts), and broker-dealers (depositary shares).

These instruments are subject to market risk and foreign investment risk.

DOLLAR ROLL TRANSACTIONS. Mortgage dollar rolls are transactions in which the Portfolio sells securities for delivery in the current month and simultaneously contracts with the same counter-party to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date. During the roll period, the Portfolio loses the right to receive principal (including prepayments of principal) and interest paid on the securities sold. However, the Portfolio would benefit to the extent of any difference between the price received for the securities sold and the lower forward price for the future purchase (often referred to as the "drop") or fee income plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. Unless such benefits exceed the income, capital appreciation and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of the Portfolio compared with what such performance would have been without the use of mortgage dollar rolls. Accordingly, the benefits derived from the use of mortgage dollar rolls depend upon the Adviser's ability to manage mortgage prepayments. There is no assurance that mortgage dollar rolls can be successfully employed. All cash proceeds will be invested in instruments that are permissible investments for the Portfolio. The Portfolio will maintain until the settlement date the segregation, either on the records of the Adviser or with the Trust's custodian, of cash or other liquid securities in an amount equal to the forward purchase price.

FOREIGN CURRENCY TRANSACTIONS. Foreign currency transactions are entered into for the purpose of hedging against foreign exchange risk arising from the Portfolio's investment or anticipated investment in securities denominated in foreign currencies. The Portfolio also may enter into these contracts for purposes of increasing exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. Foreign currency transactions include the purchase of foreign currency on a spot (or cash) basis, contracts to purchase or sell foreign currencies at a future date (forward contracts), the purchase and sale of foreign currency futures contracts, and the purchase of exchange traded and over-the-counter call and put options on foreign currency futures contracts and on foreign currencies.

These hedging transactions do not eliminate fluctuations in the underlying prices of the securities which the Portfolio owns or intends to purchase or sell. They simply establish a rate of exchange which can be achieved at some future point in time.

Foreign currency exchange rates may fluctuate significantly over short periods of time. A forward foreign currency exchange contract reduces the Portfolio's exposure to changes in the value of the currency it will deliver and increases its exposure to changes in the value of the currency it will exchange into. Contracts to sell foreign currency will limit any potential gain which might be realized by the Portfolio if the value of the hedged currency increases. In the case of forward contracts entered into for the purpose of increasing return, the Portfolio may sustain losses which will reduce its gross income. Forward foreign currency exchange contracts also involve the risk that the party with which the Portfolio enters the contract may fail to perform its obligations to the Portfolio. The purchase and sale of foreign currency futures contracts and the purchase of call and put options on foreign currency futures contracts and on foreign currencies involve certain risks associated with derivatives.

FOREIGN EQUITY SECURITIES. Foreign equity securities are subject to foreign investment risk in addition to the risks applicable to domestic equity securities, such as market risk.

INVESTMENTS IN OTHER INVESTMENT COMPANIES, INCLUDING PASSIVE FOREIGN INVESTMENT COMPANIES. When the Portfolio invests in another investment company, it must bear the management and other fees of the investment company, in addition to its own expenses. As a result, the Portfolio may be exposed to duplicate expenses which could lower its value. Investments in passive foreign investment companies also are subject to foreign investment risk.

Passive foreign investment companies are any foreign corporations which generate certain amounts of passive income or hold certain amounts of assets for the production of passive income. Passive income includes dividends, royalties, rent, and annuities.

REPURCHASE AGREEMENTS. Repurchase agreements involve the purchase of a security by the Portfolio and a simultaneous agreement by the seller (generally a bank or dealer) to repurchase the security from the Portfolio at a specified date or upon demand. This technique offers a method of earning income on idle cash.

Repurchase agreements involve credit risk, I.E., the risk that the seller will fail to repurchase the security, as agreed. In that case, the Portfolio will bear the risk of market value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security.

RIGHTS AND WARRANTS. Warrants basically are options to purchase equity securities at specific prices valid for a specific period of time. Their prices do not necessarily move parallel to the prices of the underlying securities. Rights are similar to warrants, but normally have a short duration and are distributed directly by the issuer to its shareholders. Rights and warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer. These investments carry the risk that they may be worthless to the Portfolio at the time it may exercise its rights, due to the fact that the underlying securities have a market value less than the exercise price. Warrants also include Low Exercise Price Call Warrants or other structured securities for the purpose of gaining exposure to stocks in difficult to access foreign local markets.

SECURITIES LOANS. For purposes of realizing additional income, the Portfolio may lend securities to broker-dealers or institutional investors approved by the Board of Trustees of the Trust. All securities loans will be made pursuant to agreement requiring the loans to be continuously secured by collateral in cash or high grade debt obligations at least equal at all times to the market value of the loaned securities. The borrower pays to the Portfolio an amount equal to any dividends or interest received on loaned securities. The Portfolio retains all or a portion of the interest received on investment of cash collected or receives a fee from the borrower.

The risk in lending portfolio securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral, or in the recovery of the securities or possible loss of rights in their collateral should the borrower fail financially.

DEFENSIVE INVESTMENTS


Under adverse market or economic conditions, the Portfolio could invest for temporary defensive purposes some or all of its assets in money market securities or utilize other investment strategies that may be inconsistent with the Portfolio's principal investment strategy. Temporary defensive instruments generally include U.S. government securities, bank time deposits denominated in the currency of any major nation, commercial paper and repurchase agreements. The Adviser may also invest in these types of securities or hold cash while looking for suitable investment opportunities or to maintain liquidity. Although the Portfolio would employ these measures only in seeking to avoid losses, they could reduce the benefit from an upswing in the market or prevent the Portfolio from meeting its investment objective.


PORTFOLIO TURNOVER

The Portfolio's Adviser will sell a security when it believes it is appropriate to do so, regardless of how long the Portfolio has owned that security. Buying and selling securities generally involves some expense to the Portfolio, such as commissions paid to brokers and other transaction costs. Generally speaking, the higher the Portfolio's annual portfolio turnover rate, the greater its brokerage costs. Increased brokerage costs may adversely affect the Portfolio's performance. Annual turnover rate of 100% or more is considered high and will result in increased costs to the Portfolio. The Portfolio generally intends to purchase securities for long-term investment and therefore will have a relatively low turnover rate.

DOWNGRADES IN FIXED INCOME DEBT SECURITIES

Unless required by applicable law, the Portfolio is not required to sell or dispose of any debt security that either loses its rating or has its rating reduced after the Portfolio purchases the security.

MANAGEMENT

The Trust's Board of Trustees is responsible for managing the business affairs of the Trust. The Trustees meet periodically to review the affairs of the Trust and to establish certain guidelines which the Manager and Adviser are expected to follow in implementing the investment policies and objectives of the Trust. The Trustees also review the management of the Portfolio's assets by the Adviser. Information about the Trustees and executive officers of the Trust is contained in the SAI.

THE MANAGER


Met Investors Advisory, LLC (the "Manager"), 5 Park Plaza, Suite 1900, Irvine, California 92614, has overall responsibility for the general management and administration of the Portfolio. The Manager selects and pays the fees of the Adviser for the Portfolio and monitors the Adviser's investment program. The Manager is an affiliate of MetLife.


As compensation for its services to the Portfolio, the Manager receives monthly compensation at an annual rate of a percentage of the average daily net assets of the Portfolio as follows: 0.85% of first $100 million of such assets plus 0.80% of such assets over $100 million up to $1 billion plus 0.75% of such assets over $1 billion.

A discussion regarding the basis of the decision of the Trust's Board of Trustees to approve the Management Agreement with the Manager and the investment advisory agreement with the Adviser is available in the Portfolio's annual report.



THE ADVISER

Under the terms of the agreement between the Adviser and the Manager, the Adviser will develop a plan for investing the assets of the Portfolio, select the assets to be purchased and sold by the Portfolio, select the broker-dealer or broker-dealers through which the Portfolio will buy and sell its assets, and negotiate the payment of commissions, if any, to those broker-dealers. The Adviser follows the investment policies set by the Manager and the Board of Trustees for the Portfolio. Day-to-day management of the investments in the Portfolio is the responsibility of the Adviser's portfolio managers. The portfolio managers of the Portfolio are indicated below following a brief description of the Adviser. The SAI provides additional information about each portfolio manager's compensation, other accounts managed and the person's ownership of securities in the Portfolio.

The Trust and the Manager have received an exemptive order from the Securities and Exchange Commission that permits the Manager, subject to certain conditions, and without the approval of shareholders to: (a) employ a new unaffiliated investment adviser for the Portfolio pursuant to the terms of a new investment advisory agreement, in each case either as a replacement for an existing Adviser or as an additional Adviser; (b) change the terms of any investment advisory agreement; and (c) continue the employment of an existing Adviser on the same advisory contract terms where a contract has been assigned because of a change in control of the Adviser. In such circumstances, shareholders would receive notice of such action, including the information concerning the new Adviser that normally is provided in a proxy statement.

The Manager pays the Adviser a fee based on the Portfolio's average daily net assets. The Portfolio is not responsible for the fees paid to the Adviser.

HARRIS ASSOCIATES L.P. ("Harris"), Two North La Salle Street, Suite 500, Chicago, Illinois 60602, is the Adviser to the Portfolio. Harris is a Delaware limited partnership organized in 1995. The general partnership interest in Harris is owned by Harris Associates Inc., which in turn is a wholly-owned subsidiary of Paris-based Natixis Global Asset Management, L.P. Together with its predecessor, Harris has managed mutual funds since 1970 and managed more than $65.7 billion of assets as of December 31, 2007.


  . DAVID G. HERRO, CFA, Partner and Chief Investment Officer-International, and ROBERT A. TAYLOR, CFA, Partner and Director of International Research, manage the Portfolio. Mr. Herro joined Harris in 1992 as a portfolio manager and analyst. Mr. Taylor joined Harris in 1994 as an International Analyst.


DISTRIBUTION PLANS

The Portfolio has adopted for its Class B and Class E shares a plan pursuant to Rule 12b-1 under the 1940 Act (the "Plan") and pursuant to the Plan, entered into a Distribution Agreement with MetLife Investors Distribution Company, located at 5 Park Plaza, Suite 1900, Irvine, California 92614. MetLife Investors Distribution Company is an affiliate of the Manager, and serves as principal underwriter for the Trust. The Plan permits the use of Trust assets to help finance the distribution of the shares of the Portfolio. Under the Plan, the Trust, on behalf of the Portfolio, is permitted to pay to various service providers up to 0.50% for Class B and up to 0.25% for Class E of the average daily net assets of the Portfolio allocated, as applicable, to Class B and Class E shares as payment for services rendered in connection with the distribution of the shares of the Portfolio. Currently, payments with respect to Class B and Class E shares are limited to 0.25% and 0.15%, respectively, of average net assets, which amount may be increased to the full Plan amount by the Trustees of the Trust without shareholder approval. Because these fees are paid out of Trust assets on an on-going basis, over time these costs will increase the cost of your investment and may cost you more than other types of sales charges.


YOUR INVESTMENT

SHAREHOLDER INFORMATION

The separate accounts of MetLife are the record owners of the Portfolio's shares. Any reference to the shareholder in this Prospectus technically refers to those separate accounts and not to you, the Contract owner. The legal rights of you, the Contract owner, are different from the legal rights of the record owner.

However, MetLife is required to solicit instructions from Contract owners when voting on shareholder issues. Any voting by MetLife as shareholder would therefore reflect the actual votes of Contract owners. Neither the Securities and Exchange Commission nor MetLife requires any specific minimum percentage of Contract owners to vote in order for MetLife to echo vote the remaining unvoted votes. MetLife seeks to obtain a reasonable level of turnout given the particular voting trend. MetLife may use various methods of encouraging Contract owners to vote, including additional solicitations. The practice of echo voting means that a minority of Contract owners may, in practice, determine whether an item passes or fails. Please see "Voting Rights" in the prospectus for the Contracts for more information on your voting rights.

DISCLOSURE OF PORTFOLIO HOLDINGS


Shares of the Trust are offered only to separate accounts of the Insurance Companies. The following information is generally made available on one or more of the Insurance Company websites (including www.metlifeinvestors.com): (i) the ten largest portfolio holdings of the Portfolio; (ii) unless the Adviser has objected, the percentage of the Portfolio's net assets that each of the portfolio holdings represents; and (iii) the percentage of the Portfolio's net assets that these holdings represent in the aggregate. Unless the Adviser has objected, this information is posted on the website as early as on or about the tenth business day following the calendar quarter and no later than on or about the first business day of the second month following the calendar quarter. The Trust may exclude any portion of these holdings from the posting when deemed in the best interest of the Trust. These postings generally remain until replaced by new postings as described above. For these purposes, the Portfolio's ten largest portfolio holdings are not considered to include swaps, futures, or forward currency transactions or transactions transmitted to the Trust's custodian after certain established cut-off times.


A description of the Portfolio's policies and procedures with respect to the disclosure of the Portfolio's portfolio securities is available in the SAI.

DIVIDENDS, DISTRIBUTIONS AND TAXES

DIVIDENDS AND DISTRIBUTIONS

The Portfolio intends to distribute substantially all of its net investment income, if any. The Portfolio distributes its dividends from its net investment income to MetLife's separate accounts at least once a year and not to you, the Contract owner. These distributions are in the form of additional shares and not cash. The result is that the Portfolio's investment performance, including the effect of dividends, is reflected in the cash value of the Contracts. Please see the Contract prospectus for more information.

All net realized long-or short-term capital gains of the Portfolio are also declared once a year and reinvested in the Portfolio.

TAXES

Please see the Contract prospectus for a discussion of the tax impact on you resulting from the income taxes the separate accounts owe as a result of their ownership of the Portfolio's shares and their receipt of dividends and capital gains.

The Portfolio expects to qualify and to continue to qualify as a regulated investment company under Subchapter M of the Code. As qualified, the Portfolio is not subject to federal income tax on that part of its taxable income that it distributes to you. Taxable income consists generally of net investment income, and any capital gains. It is the Portfolio's intention to distribute all such income and gains.

Shares of the Portfolio are currently offered only to the separate accounts of MetLife. Separate accounts are insurance company separate accounts that fund life insurance policies and annuity contracts. Under the Code, an insurance company pays no tax with respect to income of a qualifying separate account when the income is properly allocable to the value of eligible variable annuity or variable life insurance contracts. For a discussion of the taxation of life insurance companies and the separate accounts, as well as the tax treatment of the policies and annuity contracts and the holders thereof, see the discussion of federal income tax considerations included in the prospectus for the Contracts.

Section 817(h) of the Code and the regulations thereunder impose "diversification" requirements on the assets underlying a Contract. The Portfolio intends to maintain diversification which will allow each Contract to satisfy these requirements. These requirements are in addition to the diversification requirements imposed on the Portfolio by Subchapter M and the 1940 Act. Technically, the section 817(h) requirements provide that, with limited exceptions, as of the end of each calendar quarter or within thirty days thereafter no more than 55% of the assets underlying a Contract may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments, and no more than 90% by any four investments. For this purpose, an investment in the Portfolio is treated not as a single investment but as an investment in each asset owned by the Portfolio, so long as shares of the Portfolio are owned only by separate accounts of insurance companies, by qualified pension and retirement plans, and by a limited class of other investors. The Portfolio is and will be so owned. Thus so long as the Portfolio meets the section 817(h) diversification tests, each Contract will also meet those tests. See the prospectus for the Contracts.

The foregoing is only a summary of some of the important federal income tax considerations generally affecting the Portfolio and you; see the SAI for a more detailed discussion. You are urged to consult your tax advisers.

REPORT TO POLICYHOLDERS

The fiscal year of the Portfolio ends on December 31 of each year. The Trust will send to you, at least semi-annually, reports which show the Portfolio's composition and other information. An annual report, with audited information, will be sent to you each year.

SALES AND PURCHASES OF SHARES


The Trust does not sell its shares directly to the public. The Trust continuously sells Class A, Class B and Class E shares of the Portfolio only to the separate accounts of MetLife to fund Contracts. The Trust could also offer shares to other separate accounts of other insurers if approved by the Board of Trustees.


PURCHASE AND REDEMPTION OF SHARES


MetLife Investors Distribution Company is the principal underwriter and distributor of the Trust's shares. MetLife Investors Distribution Company places orders for the purchase or redemption of shares of the Portfolio based on, among other things, the amount of net Contract premiums or purchase payments transferred to the separate accounts, transfers to or from a separate account investment division and benefit payments to be effected on a given date pursuant to the terms of the Contract. Such orders are effected, without sales charge, at the net asset value per share for the Portfolio determined on that same date. The Trust reserves the right to reject or limit all or part of any purchase or exchange order for any reason.

The Portfolio is available as an investment option under a number of different variable insurance products, many of which do not limit the number of transfers among the available underlying funds. A large number of transfers could raise transaction costs for the Portfolio and could require the Adviser to maintain increased cash reserves, which could harm performance in rising markets.


Shares of the Portfolio are sold and redeemed at their net asset value without the imposition of any sales commission or redemption charge. Class A shares are not subject to a Rule 12b-1 fee. Class B and Class E shares are subject to a Rule 12b-1 fee of 0.25% and 0.15%, respectively, of average daily net assets. (However, certain sales or other charges may apply to the Contract, as described in the Contract prospectus.) Under certain circumstances, redemption proceeds may be paid in securities or other property rather than in cash if the Manager determines it is in the best interests of the Trust.


MARKET TIMING

The Trust's Board of Trustees has adopted certain procedures, described below, to discourage certain types of trading in Portfolio shares that may be harmful to long-term investors, specifically (i) trading that is designed to exploit pricing inefficiencies and thereby dilute the returns of long-term investors; or (ii) frequent trading by an investor that generates sufficiently volatile cash flows to be disruptive to a portfolio manager's ability to manage the Portfolio's assets ((i) or (ii), "market timing"). The Trust is not intended for investment by market timers. The Trust does not knowingly accommodate market timing in the Portfolio and, to the Trust's knowledge, there are no arrangements currently in place that are designed to permit any contract owner to engage in market timing. As discussed above, the Trust reserves the right to reject or limit all or part of any purchase or exchange order for any reason.


The Trust requires that the insurance company separate accounts that invest in the Portfolios have in place policies and procedures reasonably designed to detect and deter market timing in the separate accounts by contract owners. In addition, the Manager monitors cashflows of certain Portfolios identified as presenting pricing inefficiencies that could potentially be exploited by market timers, and, with respect to each Portfolio, conducts certain tests to help detect cash outflows or cashflow volatility that may be disruptive to a portfolio manager's ability to manage the Portfolio. If, based on such monitoring, the Manager believes (i) that a Portfolio's cash flows may reflect a pattern of market timing or (ii) that a Portfolio's cash flows may reflect frequent trading that is disruptive to the management of the Portfolio and it is appropriate given the context of the cash flow volatility (e.g., type of Portfolio, amount of assets), the Manager will refer the matter to the appropriate insurance company or companies.

Further, in accordance with Rule 22c-2 under the 1940 Act, the Trust has contracted with insurance separate accounts to enable it to request and receive information regarding transactions in the shares of the Trust's Portfolios and limit transactions that violate the Trust's policies on market timing.


If the Trust finds that any insurance company has in place inadequate policies and procedures, with respect to a particular separate account, to detect and deter market timing in Portfolio shares and there is evidence of market timing in that separate account, the Trust or any of its Portfolios may be discontinued as an investment option of that separate account. In such an event, all contract owners of such separate account would no longer be able to make new investments in the Trust or any of its Portfolios. The Trust reserves the right to modify this policy, including any procedures established from time to time to effectuate this policy, at any time without notice.

LIMITATIONS ON THE TRUST'S ABILITY TO DETECT AND DETER MARKET TIMING

The Portfolio is available as an investment option under a number of different variable insurance products. Owners of these variable insurance products transfer value among sub-accounts of the insurance company separate accounts by contacting the insurance companies. The resulting purchases and redemptions of Portfolio shares are made through omnibus accounts of the insurance companies. The right of an owner of such a variable insurance product to transfer among sub-accounts is governed by a contract between the insurance company and such owner. Many of these contracts do not limit the number of transfers among the available underlying funds that a contract owner may make. The terms of these contracts, the presence of financial intermediaries (including the insurance companies) between the Trust and contract owners, the utilization of omnibus accounts by these intermediaries and other factors such as state insurance laws may limit the Trust's ability to detect and deter market timing. Multiple tiers of such financial intermediaries may further compound the Trust's difficulty in detecting and deterring such market timing activities.

RISKS ASSOCIATED WITH MARKET TIMING GENERALLY

While the Trust will try to detect and deter market timing by utilizing the procedures described above, these procedures may not be successful in identifying or deterring market timing. By realizing profits through short-term trading, contract owners that engage in market timing activities may dilute the value of shares held by long-term investors. Cashflow volatility resulting from frequent trading of Portfolio shares, especially involving large dollar amounts, may disrupt a portfolio manager's ability to manage the Portfolio's assets. Frequent trading may be disruptive if it makes it difficult for the Portfolio to implement its long-term investment strategies, for example by causing the Portfolio to maintain a higher level of its assets in cash to accommodate such frequent trading. Frequent trading may also be disruptive if it forces the Portfolio to sell portfolio securities at inopportune times to raise cash to accommodate such trading activity. In addition, frequent trading may cause the Portfolio to incur increased expenses. For example, as a result of such frequent trading, the Portfolio may be forced to liquidate investments and thereby incur increased brokerage costs. All of these factors may adversely affect Portfolio performance.

Associated with an investment in the Portfolio that itself invests in securities that are, for example, thinly traded, traded infrequently, or relatively less liquid is the risk that the current market price for the securities may not accurately reflect current market values. A market timer may seek to engage in strategies designed to take advantage of these pricing differences ("price arbitrage") and thereby dilute the returns of long-term investors. Portfolios that may be adversely affected by price arbitrage include those Portfolios that significantly invest in small cap equity securities and in certain fixed-income securities, such as high yield bonds.

A Portfolio that invests significantly in foreign securities may be particularly susceptible to strategies designed to exploit pricing inefficiencies. This is because foreign securities are typically traded on markets that close well before the time the Portfolio calculates its net asset value (typically at 4:00 p.m. Eastern Time), which gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities. The time zone differences among international stock markets can allow a market timer engaging in certain strategies to exploit differences in Portfolio share prices that are based on closing prices of foreign securities established some time before the Portfolio calculates its own share price (a type of price arbitrage referred to as "time zone arbitrage"). As discussed more fully below, the Trust has procedures, referred to as fair value pricing, that allow the Trust to adjust closing market prices of foreign securities to reflect what is believed to be the fair value of those securities at the time the Portfolio calculates its net asset value. While there is no assurance, the Portfolio expects that the use of fair value pricing will reduce a market timer's ability to engage in time zone arbitrage to the detriment of Portfolio shareholders.

VALUATION OF SHARES


The Portfolio's net asset value ("NAV") per share is ordinarily determined once daily, as of the close of the regular session of business on the New York Stock Exchange (NYSE) (usually at 4:00 p.m., Eastern Time), on each day the NYSE is open. To the extent that the Portfolio's assets are traded in other markets when the NYSE is closed, the value of the Portfolio's assets may be effected on days when the Trust is not open for business. In addition, trading in some of the Portfolio's assets may not occur when the Trust is open for business.

NAV of a Portfolio share is computed by dividing the value of the net assets of the Portfolio by the total number of shares outstanding in the Portfolio. Share prices for any transaction are those next calculated after receipt of an order.


Except for money market instruments maturing in 60 days or less and foreign securities as discussed below, securities held by the Portfolio are valued at market value. If market values are not readily available, or if available market quotations are not reliable, securities are priced at their fair value as determined by the Valuation Committee of the Trust's Board of Trustees using procedures approved by the Board of Trustees. The Portfolio may use fair value pricing if the value of a security has been materially affected by events occurring before the Portfolio's calculation of NAV but after the close of the primary markets on which the security is traded. The Portfolio may also use fair value pricing if reliable market quotations are unavailable due to infrequent trading or if trading in a particular security was halted during the day and did not resume prior to the Portfolio's calculation of NAV. The use of fair value pricing has the effect of valuing a security based upon the price the Portfolio might reasonably expect to receive if it sold that security but does not guarantee that the security can be sold at the fair value price. Further, because of the inherent uncertainty of fair valuation, a fair valuation price may differ significantly from the value that would have been used had a ready market for the investment existed, and these differences could be material. With respect to any portion of the Portfolio's assets that is invested in other open-end investment companies, that portion of the Portfolio's NAV is calculated based on the NAV of that investment company. The prospectus for the other investment company explains the circumstances and effects of fair value pricing for that investment company.

The Portfolio has retained a third party pricing service to automatically fair value each of its investments that is traded principally on a foreign exchange or market, subject to adjustment by the Trust's Valuation Committee. The Valuation Committee will regularly monitor and review the services provided by the pricing service to the Portfolio and periodically report to the Board on the pricing services' performance.

Money market instruments maturing in 60 days or less are valued on the amortized cost basis.

FINANCIAL HIGHLIGHTS


The following financial highlights table is intended to help you understand the Portfolio's Class A, Class B and Class E shares financial performance for the past 5 years. Certain information reflects financial results for a single Portfolio share. Total return in the table shows how much an investment in the Portfolio would have increased (or decreased) during each period (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP whose report is included in the Annual Report of the Portfolio, which is available upon request.


  HARRIS OAKMARK INTERNATIONAL PORTFOLIO


                                                           FOR THE YEARS ENDED DECEMBER 31,
                                                      -------------------------------------------
CLASS A                                               2007(A)  2006(A)  2005(A)  2004(A)  2003(A)
-------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                    $19.03   $16.23 $14.36     $11.89  $8.89
                                                      -------- -------- ------  --------- ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                     0.33     0.31   0.21       0.04   0.08
NET REALIZED AND UNREALIZED GAINS (LOSSES)              (0.35)     4.20   1.87       2.43   3.06
                                                      -------- -------- ------  --------- ------
TOTAL FROM INVESTMENT OPERATIONS                        (0.02)     4.51   2.08       2.47   3.14
                                                      -------- -------- ------  --------- ------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                    (0.18)   (0.49) (0.02)  (0.00)(b) (0.11)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS           (1.56)   (1.22) (0.19)         -- (0.03)
                                                      -------- -------- ------  --------- ------
TOTAL DISTRIBUTIONS                                     (1.74)   (1.71) (0.21)  (0.00)(b) (0.14)
                                                      -------- -------- ------  --------- ------
NET ASSET VALUE, END OF PERIOD                          $17.27   $19.03 $16.23     $14.36 $11.89
                                                      -------- -------- ------  --------- ------
TOTAL RETURN                                           (0.86)%   29.20% 14.48%     20.80% 35.36%
                                                      -------- -------- ------  --------- ------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)               $1,458.3 $1,037.0 $644.5     $276.4   $8.4
RATIOS TO AVERAGE NET ASSETS(1):

EXPENSES**                                               0.86%    0.97%  0.94%      1.04%  1.16%
NET INVESTMENT INCOME                                    1.76%    1.77%  1.37%      0.32%  0.80%
PORTFOLIO TURNOVER RATE                                  49.6%    45.9%  11.5%      11.3%  22.1%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                 0.86%    0.98%  0.96%     1.03%* 1.21%*
RATIO OF EXPENSES TO AVERAGE NET ASSETS AFTER BROKER
REBATES:**                                                 N/A      N/A    N/A        N/A  1.15%

--------------------------------------------------------------------------------


* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.

** Prior to 05/01/2003, broker rebates were excluded from the calculation of the expense limitation.

N/A Not applicable
(a) Net investment income per share was calculated using average shares outstanding.
(b) Rounds to less than $0.005 per share.

                                         HARRIS OAKMARK INTERNATIONAL PORTFOLIO


                                                         FOR THE YEARS ENDED DECEMBER 31,
                                                      ---------------------------------------
CLASS B                                               2007(A) 2006(A) 2005(A) 2004(A) 2003(A)
---------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                   $18.87 $16.11  $14.27  $11.84   $8.87
                                                      ------- ------  ------  ------  ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                    0.30   0.26    0.17    0.16    0.02
NET REALIZED AND UNREALIZED GAINS (LOSSES)             (0.36)   4.17    1.86    2.27    3.08
                                                      ------- ------  ------  ------  ------
TOTAL FROM INVESTMENT OPERATIONS                       (0.06)   4.43    2.03    2.43    3.10
                                                      ------- ------  ------  ------  ------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                   (0.16) (0.45)      --      --  (0.10)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS          (1.56) (1.22)  (0.19)      --  (0.03)
                                                      ------- ------  ------  ------  ------
TOTAL DISTRIBUTIONS                                    (1.72) (1.67)  (0.19)      --  (0.13)
                                                      ------- ------  ------  ------  ------
NET ASSET VALUE, END OF PERIOD                         $17.09 $18.87  $16.11  $14.27  $11.84
                                                      ------- ------  ------  ------  ------
TOTAL RETURN                                          (1.12)% 28.85%  14.24%  20.52%  34.96%
                                                      ------- ------  ------  ------  ------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                $862.6 $856.2  $554.3  $483.9  $288.0
RATIOS TO AVERAGE NET ASSETS(1):

EXPENSES**                                              1.10%  1.22%   1.19%   1.23%   1.43%
NET INVESTMENT INCOME                                   1.60%  1.49%   1.11%   1.27%   0.17%
PORTFOLIO TURNOVER RATE                                 49.6%  45.9%   11.5%   11.3%   22.1%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                1.10%  1.23%   1.20%  1.22%*  1.33%*
RATIO OF EXPENSES TO AVERAGE NET ASSETS AFTER BROKER
REBATES:**                                                N/A    N/A     N/A     N/A   1.43%

--------------------------------------------------------------------------------
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.

** Prior to 05/01/2003, broker rebates were excluded from the calculation of the expense limitation.

N/A Not applicable
(a) Net investment income per share was calculated using average shares outstanding.

  HARRIS OAKMARK INTERNATIONAL PORTFOLIO


                                                          FOR THE YEARS ENDED DECEMBER 31,
                                                      -----------------------------------------
CLASS E                                               2007(A) 2006(A) 2005(A)  2004(A)  2003(A)
-----------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                   $18.91 $16.14  $14.30     $11.85  $8.87
                                                      ------- ------  ------  --------- ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                    0.33   0.27    0.19       0.17   0.03
NET REALIZED AND UNREALIZED GAINS (LOSSES)             (0.37)   4.18    1.85       2.28   3.08
                                                      ------- ------  ------  --------- ------
TOTAL FROM INVESTMENT OPERATIONS                       (0.04)   4.45    2.04       2.45   3.11
                                                      ------- ------  ------  --------- ------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                   (0.17) (0.46)  (0.01)  (0.00)(b) (0.10)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS          (1.56) (1.22)  (0.19)         -- (0.03)
                                                      ------- ------  ------  --------- ------
TOTAL DISTRIBUTIONS                                    (1.73) (1.68)  (0.20)  (0.00)(b) (0.13)
                                                      ------- ------  ------  --------- ------
NET ASSET VALUE, END OF PERIOD                         $17.14 $18.91  $16.14     $14.30 $11.85
                                                      ------- ------  ------  --------- ------
TOTAL RETURN                                          (1.00)% 28.98%  14.27%     20.69% 35.14%
                                                      ------- ------  ------  --------- ------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                $198.8 $221.0  $130.4      $75.5  $23.6
RATIOS TO AVERAGE NET ASSETS(1):

EXPENSES**                                              1.00%  1.13%   1.09%      1.14%  1.33%
NET INVESTMENT INCOME                                   1.75%  1.54%   1.25%      1.31%  0.24%
PORTFOLIO TURNOVER RATE                                 49.6%  45.9%   11.5%      11.3%  22.1%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                1.00%  1.13%   1.10%     1.12%* 1.24%*
RATIO OF EXPENSES TO AVERAGE NET ASSETS AFTER BROKER
REBATES:**                                                N/A    N/A     N/A        N/A  1.33%

--------------------------------------------------------------------------------

* Excludes effect of deferred expense reimbursement by the Portfolio Manager. ** Prior to 05/01/2003, broker rebates were excluded from the calculation of the expense limitation.
N/A Not Applicable
(a) Net investment income per share was calculated using average shares outstanding.
(b) Rounds to less than $0.005 per share.

FOR MORE INFORMATION

If you would like more information about the Portfolio, the following documents are available to you free upon request:

ANNUAL/SEMI-ANNUAL REPORTS

Contain additional information about the Portfolio's performance. In the Portfolio's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION ("SAI")

Provides a fuller technical and legal description of the Portfolio's policies, investment restrictions, and business structure. The SAI is legally considered to be a part of this Prospectus.

IF YOU WOULD LIKE A COPY OF THE CURRENT VERSIONS OF THESE DOCUMENTS, OR OTHER INFORMATION ABOUT THE PORTFOLIO, CONTACT:

                          MET INVESTORS SERIES TRUST
                           5 PARK PLAZA, SUITE 1900
                           IRVINE, CALIFORNIA 92614

                                1-800-848-3854

Free copies of the SAI and Annual and Semi-Annual Reports are available at the following website: www.metlifeinvestors.com

Information about the Portfolio, including the Annual and Semi-annual Reports and SAI, may also be obtained from the Securities and Exchange Commission ("SEC"):

[_] IN PERSONReview and copy documents in the SEC's Public Reference Room in
             Washington, D.C. (for information call 202-551-8090).

[_] ON LINE  Retrieve information from the EDGAR database on the SEC's web site at: http://www.sec.gov.

[_] BY MAIL  Request documents, upon payment of a duplicating fee, by writing to SEC, Public Reference Section, Washington, D.C. 20549 or by e-mailing the SEC at publicinfo@sec.gov.

                             SEC FILE # 811-10183

                                 MET INVESTORS
                            S E R I E S   T R U S T



                             Janus Forty Portfolio


                      Class A, Class B and Class E Shares


                                __PROSPECTUS__


                                APRIL 28, 2008




Like all securities, these securities have not been approved or disapproved by the
    Securities and Exchange Commission, nor has the Securities and Exchange
      Commission passed upon the accuracy or adequacy of this Prospectus.
           Any representation to the contrary is a criminal offense.

                           ____TABLE OF CONTENTS____


                                                         PAGE

               INTRODUCTION                               3
                  Understanding the Trust                 3
                  Understanding the Portfolio             3

               THE PORTFOLIO                              4

                 INVESTMENT SUMMARY                       4
                  Janus Forty Portfolio                   5

                 ADDITIONAL INVESTMENT STRATEGIES         10
                 MANAGEMENT                               14
                  The Manager                             14
                  The Adviser                             15
                  Distribution Plans                      16

               YOUR INVESTMENT                            16
                  Shareholder Information                 16
                  Dividends, Distributions and Taxes      17
                  Sales and Purchases of Shares           18

               FINANCIAL HIGHLIGHTS                       22

               FOR MORE INFORMATION                   Back Cover

INTRODUCTION

UNDERSTANDING THE TRUST


Met Investors Series Trust (the "Trust") is an open-end management investment company that offers a selection of fifty-two managed investment portfolios or mutual funds. Only one of these portfolios is offered through this Prospectus (the "Portfolio"). Please see the Investment Summary section of this Prospectus for specific information on the Portfolio.


  INVESTING THROUGH A VARIABLE INSURANCE CONTRACT


  Class A, Class B and Class E shares of the Portfolio are currently only sold to separate accounts of Metropolitan Life Insurance Company and certain of its affiliates (collectively, "MetLife" or the "Insurance Companies") to fund the benefits under certain individual flexible premium variable life insurance policies and individual and group variable annuity contracts (collectively, "Contracts"). As a Contract owner, your premium payments are allocated to the Portfolio in accordance with your Contract.

  A particular class of the Portfolio may not be available under the Contract you have chosen. The prospectus for the Contracts shows the classes available to you. Please read this Prospectus carefully. It provides information to assist you in your decision. If you would like additional information about the Portfolio, please request a copy of the Statement of Additional Information ("SAI"). For details about how to obtain a copy of the SAI and other reports and information, see the back cover of this Prospectus. The SAI is incorporated by reference into this Prospectus.


  The Portfolio's name and investment objective are very similar to a certain publicly available mutual fund that is managed by the same investment adviser. The Portfolio in this Prospectus is not that publicly available mutual fund and will not have the same performance. Different performance will result from such factors as different implementation of investment policies, different investment restrictions, different cash flows into and out of the Portfolio, different fees and expenses, and different asset sizes.

UNDERSTANDING THE PORTFOLIO

After this Introduction you will find an Investment Summary for the Portfolio. The Investment Summary presents important facts about the Portfolio, including information about its investment objective, principal investment strategy, primary risks, fees and expenses and past performance.


 PLEASE SEE THE CONTRACT PROSPECTUS FOR A DETAILED EXPLANATION OF YOUR
 CONTRACT.

                                 THE PORTFOLIO


 THE PORTFOLIO IN THIS PROSPECTUS IS A MUTUAL FUND: A POOLED INVESTMENT THAT IS PROFESSIONALLY MANAGED AND THAT GIVES YOU THE OPPORTUNITY TO PARTICIPATE IN FINANCIAL MARKETS. THE PORTFOLIO STRIVES TO REACH ITS STATED INVESTMENT OBJECTIVE, WHICH CAN BE CHANGED WITHOUT SHAREHOLDER APPROVAL. AS WITH ALL MUTUAL FUNDS, THERE IS NO GUARANTEE THAT THE PORTFOLIO WILL ACHIEVE ITS INVESTMENT OBJECTIVE.


 THE PORTFOLIO'S ADVISER MAY SELL A PORTFOLIO SECURITY WHEN THE VALUE OF THE INVESTMENT REACHES OR EXCEEDS ITS ESTIMATED FAIR VALUE, TO TAKE ADVANTAGE OF MORE ATTRACTIVE INVESTMENT OPPORTUNITIES, WHEN THE ISSUER'S INVESTMENT FUNDAMENTALS BEGIN TO DETERIORATE, WHEN THE PORTFOLIO MUST MEET REDEMPTIONS, OR FOR OTHER INVESTMENT REASONS.


INVESTMENT SUMMARY

The Portfolio summary discusses the following:

    INVESTMENT OBJECTIVE
    What is the Portfolio's investment goal?

    PRINCIPAL INVESTMENT STRATEGY
    How does the Portfolio attempt to achieve its investment goal? What types of investments does it contain? What style of investing and investment philosophy does it follow?

    PRIMARY RISKS
    What are the specific risks of investing in the Portfolio?

    PAST PERFORMANCE
    How well has the Portfolio performed over time?

    FEES AND EXPENSES
    What is the cost of investing in the Portfolio?

In addition to its principal investment strategy, the Portfolio may invest in various types of securities and engage in various investment techniques and practices which are not the principal focus of the Portfolio and therefore are not described in the Investment Summary section of the Prospectus. These other securities and investment techniques and practices in which the Portfolio may engage, together with their risks, are briefly discussed in "Additional Investment Strategies" in this Prospectus.

The SAI provides more detailed information regarding the various types of securities that the Portfolio may purchase and certain investment techniques and practices of its Adviser.

The Contracts may be sold by banks. AN INVESTMENT IN THE PORTFOLIO THROUGH A CONTRACT IS NOT A DEPOSIT OR OBLIGATION OF, OR GUARANTEED BY, ANY BANK, AND IS NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY OF THE U.S. GOVERNMENT.

                             JANUS FORTY PORTFOLIO

INVESTMENT OBJECTIVE:

Capital appreciation.

PRINCIPAL INVESTMENT STRATEGY:

The Portfolio normally invests in a core group of 20-40 common stocks selected for their growth potential. The Portfolio may invest in companies of any size, from larger, well-established companies to smaller, emerging growth companies. The Adviser selects stocks primarily through a company analysis, with a focus on identifying prospective capital growth. The Adviser uses a bottom up approach to evaluate stocks and looks at companies one at a time to determine if a company is an attractive investment opportunity and consistent with the Portfolio's investment policies. The Portfolio is non-diversified which means that it can invest a greater portion of its assets in a small number of issuers.


The Portfolio may invest a significant portion of its assets in stocks selected for their growth potential. The Portfolio may also invest without limit in foreign securities and up to 35% of its assets in debt securities including bonds rated below investment grade ("junk bonds").


PRIMARY RISKS:

The value of your investment in the Portfolio may be affected by one or more of the following risks, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate. Please note that there are many other circumstances that could adversely affect your investment and prevent the Portfolio from reaching its objective, which are not described here.


MARKET RISK. The Portfolio's share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including disappointing corporate earnings, adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or a company may deteriorate. In addition, an assessment by the Portfolio's Adviser of particular companies may prove incorrect, resulting in losses or poor performance by those holdings, even in a rising market. The Portfolio could also miss attractive investment opportunities if its Adviser underweights markets or industries where there are significant returns, and could lose value if the Adviser overweights markets or industries where there are significant declines.


INTEREST RATE RISK. The values of debt securities are subject to change when prevailing interest rates change. When interest rates go up, the value of debt securities and certain dividend paying stocks tends to fall. If your Portfolio invests a significant portion of its assets in debt securities or stocks purchased primarily for dividend income and interest rates rise, then the value of your investment may decline. Alternatively, when interest rates go down, the value of debt securities and certain dividend paying stocks may rise.

Interest rate risk will affect the price of a fixed income security more if the security has a longer maturity because changes in interest rates are increasingly difficult to predict over longer periods of time. Fixed income securities with longer maturities will therefore be more volatile than other fixed income securities with shorter maturities. Conversely, fixed income securities with shorter maturities will be less volatile but generally provide lower returns than fixed income securities with longer maturities. The average maturity and duration of the Portfolio's fixed income investments will affect the volatility of the Portfolio's share price.

CREDIT RISK. The value of debt securities is directly affected by an issuer's ability to pay principal and interest on time. If your Portfolio invests in debt securities, the value of your investment may be adversely affected when an issuer fails to pay an obligation on a timely basis. The Portfolio may also be subject to credit risk to the extent it engages in transactions, such as securities loans, repurchase agreements or certain derivatives, which involve a promise by a third party to honor an obligation to the Portfolio. Such third party may be unwilling or unable to honor its financial obligations.



FOREIGN INVESTMENT RISK. Investments in foreign securities involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject:

  . These risks may include the seizure by the government of company assets, excessive taxation, withholding taxes on dividends and interest, limitations on the use or transfer of portfolio assets, and political or social instability.

  . Enforcing legal rights may be difficult, costly and slow in foreign countries, and there may be special problems enforcing claims against foreign governments.

  . Foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there may be less public information about their operations.

  .  Foreign markets may be less liquid and more volatile than U.S. markets.

  . Foreign securities often trade in currencies other than the U.S. dollar, and the Portfolio may directly hold foreign currencies and purchase and sell foreign currencies. Changes in currency exchange rates will affect the Portfolio's net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of foreign securities. An increase in the strength of the U.S. dollar relative to these other currencies may cause the value of a Portfolio to decline. Certain foreign currencies may be particularly volatile, and foreign governments may intervene in the currency markets, causing a decline in value or liquidity of the Portfolio's foreign currency or securities holdings.

  . Costs of buying, selling and holding foreign securities, including brokerage, tax and custody costs, may be higher than those involved in domestic transactions.

MARKET CAPITALIZATION RISK. Stocks fall into three broad market capitalization categories--large, medium and small. Investing primarily in one category carries the risk that due to current market conditions that category may be out of favor. If valuations of large capitalization companies appear to be greatly out of proportion to the valuations of small or medium capitalization companies, investors may migrate to the stocks of small and mid-sized companies causing a Portfolio that invests in these companies to increase in value more rapidly than a Portfolio that invests in larger, fully-valued companies. Larger more established companies may also be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion. Investing in medium and small capitalization companies may be subject to special risks associated with narrower product lines, more limited financial resources, smaller management groups, and a more limited trading market for their stocks as compared with larger companies. Securities of smaller capitalization issuers may therefore be subject to greater price volatility and may decline more significantly in market downturns than securities of larger companies. In some cases, these companies may be relatively new issuers (I.E., those having continuous operation histories of less than three years) which carries other risks in addition to the risks of other medium and small capitalization companies. New issuers may be more speculative because such companies are relatively unseasoned. These companies will often be involved in the development or marketing of a new product with no established market, which could lead to significant losses.

INVESTMENT STYLE RISK. Different investment styles tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. The Portfolio may outperform or underperform other funds that employ a different investment style. The Portfolio may also employ a combination of styles that impact its risk characteristics. Examples of different investment styles include growth and value investing. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's growth of earnings potential. Also, since growth companies usually invest a high portion of earnings in their business, growth stocks may lack the dividends of some value stocks that can cushion stock prices in a falling market. Growth oriented funds will typically underperform when value investing is in favor. Value stocks are those which are undervalued in comparison to their peers due to adverse business developments or other factors. Value investing carries the risk that the market will not recognize a security's inherent value for a long time, or that a stock judged to be undervalued may actually be appropriately priced or overvalued. Value oriented funds will typically underperform when growth investing is in favor.

NON-DIVERSIFICATION RISK. Because the Portfolio may invest its assets in a small number of issuers, the Portfolio is more susceptible to any single economic, political or regulatory event affecting those issuers than is a diversified portfolio.

PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.


The performance shown below is the performance of the Portfolio's Class A shares, the Portfolio's oldest Class. The historical performance shown for the Portfolio's Class A shares prior to May 1, 2006 is the performance of the Portfolio's predecessor fund managed by the Adviser using the same investment objective and strategy as the Portfolio. The assets of the Capital Appreciation Fund were transferred to the Portfolio on May 1, 2006.

 PORTFOLIO MANAGEMENT:


..  Janus Capital Management LLC see page 15

..  For financial highlights see page 22


The bar chart below shows you the performance of the Portfolio's Class A shares for the last ten calendar years and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart.



               Year-by-Year Total Return as of 12/31 of Each Year

                                    [CHART]

  1998    1999     2000    2001    2002   2003    2004    2005    2006   2007
------  ------  ------  -------  -------  -------  ------ ------ ------ ------
61.63%  53.52%  -21.88%  -26.09%  -25.09%  24.91% 19.53% 18.19%   3.08% 30.46%

High Quarter 4th - 1999 +34.85%
Low Quarter: 1st - 2001 -20.81%


The table below compares the Portfolio's Class A, Class B and Class E shares' average annual compounded total returns for the 1-, 5- and 10-year periods and from inception through 12/31/07, as applicable, with the S&P 500 Index, a widely recognized unmanaged index that measures the stock performance of 500 large- and medium-sized companies and is often used to indicate the performance of the overall stock market and the Russell 1000 Growth Index, an unmanaged index that measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.



      Average Annual Total Return as of 12/31/07
-------------------------------------------------------
                                      Since   Inception
              1 Year 5 Year 10 Year Inception   Date
-------------------------------------------------------
Class A       30.46% 18.87%  9.80%       --         --
Class B          --     --     --     22.21%   4/28/07
Class E          --     --     --     22.30%   4/28/07
S&P 500 Index  5.49% 12.83%  5.91%       --
Russell 1000
 Growth Index 11.81% 12.10%  3.83%       --

FEES AND EXPENSES:


The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2007 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE


Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)


                                          Class A Class B Class E
-----------------------------------------------------------------
Management Fee                             0.65%   0.65%   0.65%
-----------------------------------------------------------------
12b-1 Fees                                 None    0.25%   0.15%
-----------------------------------------------------------------
Other Expenses                             0.05%   0.06%   0.06%
-----------------------------------------------------------------
Total Annual Portfolio Operating Expenses  0.70%   0.96%   0.86%
-----------------------------------------------------------------




EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.


The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.


EXAMPLE OF PORTFOLIO EXPENSES


         Class A  Class B  Class E
-----------------------------------
1 Year   $     72 $     98 $     88
-----------------------------------
3 Years  $    225 $    307 $    275
-----------------------------------
5 Years  $    391 $    533 $    479
-----------------------------------
10 Years $    873 $  1,182 $  1,064
-----------------------------------

ADDITIONAL INVESTMENT STRATEGIES

In addition to the principal investment strategies discussed in the Portfolio's Investment Summary, the Portfolio may at times invest a portion of its assets in the investment strategies and may engage in certain investment techniques as described below. The SAI provides a more detailed discussion of certain of these and other securities and indicates if the Portfolio is subject to any limitations with respect to a particular investment strategy. These strategies and techniques may involve risks. (PLEASE NOTE THAT SOME OF THESE STRATEGIES MAY BE A PRINCIPAL INVESTMENT STRATEGY FOR THE PORTFOLIO AND CONSEQUENTLY ARE ALSO DESCRIBED IN THE PORTFOLIO'S INVESTMENT SUMMARY.) The Portfolio is not limited by this discussion and may invest in other types of securities not precluded by the policies discussed elsewhere in this Prospectus.

DERIVATIVES. Derivatives are used to limit risk in the Portfolio or to enhance investment return, and have a return tied to a formula based upon an interest rate, index, price of a security, or other measurement. Derivatives include options, futures, forward contracts and related products.

Options are the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price.

Futures are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date.

Forward contracts are contracts to purchase or sell a specified amount of a financial instrument for an agreed upon price at a specified time.

Derivatives may be used to hedge against an opposite position that the Portfolio holds. Any loss generated by the derivatives should be offset by gains in the hedged investment. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains or result in losses or missed opportunities. In addition, derivatives that are used for hedging the Portfolio in specific securities may not fully offset the underlying positions. The counterparty to a derivatives contract also could default. Derivatives that involve leverage could magnify losses.

Derivatives may also be used to maintain the Portfolio's exposure to the market, manage cash flows or to attempt to increase income. Using derivatives for purposes other than hedging is speculative and involves greater risks. In many foreign countries, futures and options markets do not exist or are not sufficiently developed to be effectively used by a Portfolio that invests in foreign securities.

FOREIGN CURRENCY TRANSACTIONS. Foreign currency transactions are entered into for the purpose of hedging against foreign exchange risk arising from the Portfolio's investment or anticipated investment in securities denominated in foreign currencies. The Portfolio also may enter into these contracts for purposes of increasing exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. Foreign currency transactions include the purchase of foreign currency on a spot (or cash) basis, contracts to purchase or sell foreign currencies at a future date (forward contracts), the purchase and sale of foreign currency futures contracts, and the purchase of exchange traded and over-the-counter call and put options on foreign currency futures contracts and on foreign currencies.

These hedging transactions do not eliminate fluctuations in the underlying prices of the securities which the Portfolio owns or intends to purchase or sell. They simply establish a rate of exchange which can be achieved at some future point in time.

Foreign currency exchange rates may fluctuate significantly over short periods of time. A forward foreign currency exchange contract reduces the Portfolio's exposure to changes in the value of the currency it will deliver and increases its exposure to changes in the value of the currency it will exchange into. Contracts to sell foreign currency will limit any potential gain which might be realized by the Portfolio if the value of the hedged currency increases. In the case of forward contracts entered into for the purpose of increasing return, the Portfolio may sustain losses which will reduce its gross income. Forward foreign currency exchange contracts also involve the risk that the party with which the Portfolio enters the contract may fail to perform its obligations to the Portfolio. The purchase and sale of foreign currency futures contracts and the purchase of call and put options on foreign currency futures contracts and on foreign currencies involve certain risks associated with derivatives.

FOREIGN DEBT SECURITIES. Foreign debt securities are issued by foreign corporations and governments. They may include Eurodollar obligations and Yankee bonds.

Foreign debt securities are subject to foreign investment risk, credit risk and interest rate risk. Securities in developing countries are also subject to the additional risks associated with emerging markets.

FOREIGN EQUITY SECURITIES. Foreign equity securities are subject to foreign investment risk in addition to the risks applicable to domestic equity securities, such as market risk.

HIGH QUALITY SHORT-TERM DEBT OBLIGATIONS, INCLUDING BANKERS' ACCEPTANCES, COMMERCIAL PAPER AND CERTIFICATES OF DEPOSIT ISSUED OR GUARANTEED BY BANK HOLDING COMPANIES IN THE U.S., THEIR SUBSIDIARIES AND FOREIGN BRANCHES OR OF THE WORLD BANK; VARIABLE AMOUNT MASTER DEMAND NOTES AND VARIABLE RATE NOTES ISSUED BY U.S. AND FOREIGN CORPORATIONS.

Commercial paper is a short-term debt obligation with a maturity ranging from one to 270 days issued by banks, corporations, and other borrowers to investors seeking to invest idle cash.

Variable amount master demand notes differ from ordinary commercial paper in that they are issued pursuant to a written agreement between the issuer and the holder, their amounts may be increased from time to time by the holder (subject to an agreed maximum) or decreased by the holder or the issuer, they are payable on demand, the rate of interest payable on them varies with an agreed formula and they are typically not rated by a rating agency. Transfer of such notes is usually restricted by the issuer, and there is no secondary trading market for them. Any variable amount master demand note purchased by the Portfolio will be regarded as an illiquid security.

These instruments are subject to credit risk, interest rate risk and foreign investment risk.

HIGH YIELD/HIGH RISK DEBT SECURITIES. High yield/high risk debt securities are securities that are rated below investment grade by the primary rating agencies (e.g., BB or lower by S&P and Ba or lower by Moody's. Other terms commonly used to describe such securities include "lower rated bonds," "noninvestment grade bonds," and "junk bonds."

High yield/high risk debt securities are subject to high yield debt security risk as described in "Primary Risks" above.

HYBRID INSTRUMENTS. Hybrid instruments are a form of a derivative and combine the elements of futures contracts or options with those of debt, preferred equity or a depositary instrument. They are often indexed to the price of a commodity, particular currency, or a domestic or foreign debt or equity security index. Examples of hybrid instruments include debt instruments with interest or principal payments or redemption terms determined by reference to the value of a currency or commodity or securities index at a future point in time or preferred stock with dividend rates determined by reference to the value of a currency.

Hybrids may bear interest or pay dividends at below market (or even relatively nominal) rates. Under certain conditions, the redemption value of the instrument could be zero. Hybrids can have volatile prices and limited liquidity and their use by the Portfolio may not be successful.

INVESTMENT GRADE DEBT SECURITIES. Investment grade debt securities are securities rated in one of the four highest rating categories by S&P, Moody's or other nationally recognized rating agency. These securities are subject to interest rate risk and credit risk. Securities rated in the fourth investment category by a nationally recognized rating agency (e.g., BBB by S&P and Baa by Moody's) may have speculative characteristics.

MORTGAGE-BACKED SECURITIES, INCLUDING GNMA CERTIFICATES, MORTGAGE-BACKED BONDS AND STRIPPED MORTGAGE-BACKED SECURITIES. Mortgage-backed securities include securities backed by Ginnie Mae and Fannie Mae as well as by private issuers. These securities represent collections (pools) of commercial and residential mortgages. These securities are generally pass-through securities, which means that principal and interest payments on the underlying securities (less servicing fees) are passed through to shareholders on a pro rata basis.

These securities carry general fixed income security risks, such as credit risk and interest rate risk, as well as prepayment risk.

PREFERRED STOCKS. Preferred stocks are equity securities that generally pay dividends at a specified rate and have preference over common stock in the payment of dividends and liquidation. Preferred stock generally does not carry voting rights.

Preferred stocks are subject to market risk. In addition, because preferred stocks pay fixed dividends, an increase in interest rates may cause the price of a preferred stock to fall.

REAL ESTATE INVESTMENT TRUSTS. Real estate investment trusts ("REITs") are entities which invest in commercial and other real estate properties. Risks associated with investments in securities of companies in the real estate industry include: decline in the value of real estate; risks related to general and local economic conditions; overbuilding and increased competition; increases in property taxes and operating expenses; changes in zoning laws; casualty or condemnation losses; variations in rental income; changes in neighborhood values; the appeal of properties to tenants; and increases in interest rates. In addition, equity REITs may be affected by changes in the values of the underlying property owned by the trusts, while mortgage REITs may be affected by the quality of credit extended. REITs are dependent upon management skills, may not be diversified and are subject to the risks of financing projects. Such REITs are also subject to heavy cash flow dependency, defaults by borrowers, self liquidation and the possibility of failing to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended (the "Code"), and to maintain exemption from the 1940 Act. In the event an issuer of debt securities collateralized by real estate defaults, it is conceivable that the REITs could end up holding the underlying real estate. The Portfolio, as a shareholder of a REIT, bears a portion of the REIT's annual operating expenses.


RIGHTS AND WARRANTS. Warrants basically are options to purchase equity securities at specific prices valid for a specific period of time. Their prices do not necessarily move parallel to the prices of the underlying securities. Rights are similar to warrants, but normally have a short duration and are distributed directly by the issuer to its shareholders. Rights and warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer. These investments carry the risk that they may be worthless to the Portfolio at the time it may exercise its rights, due to the fact that the underlying securities have a market value less than the exercise price. Warrants also include Low Exercise Price Call Warrants or other structured securities for the purpose of gaining exposure to stocks in difficult to access foreign local markets.

SECURITIES LOANS. For purposes of realizing additional income, the Portfolio may lend securities to broker-dealers or institutional investors approved by the Board of Trustees of the Trust. All securities loans will be made pursuant to agreement requiring the loans to be continuously secured by collateral in cash or high grade debt obligations at least equal at all times to the market value of the loaned securities. The borrower pays to the Portfolio an amount equal to any dividends or interest received on loaned securities. The Portfolio retains all or a portion of the interest received on investment of cash collected or receives a fee from the borrower.

The risk in lending portfolio securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral, or in the recovery of the securities or possible loss of rights in their collateral should the borrower fail financially.

U.S. GOVERNMENT SECURITIES. U.S. Government securities include direct obligations of the U.S. Government that are supported by its full faith and credit, like Treasury bills and GNMA certificates. Treasury bills have initial maturities of less than one year, Treasury notes have initial maturities of one to ten years and Treasury bonds may be issued with any maturity but generally have maturities of at least ten years. U.S. Government securities also include indirect obligations of the U.S. Government that are issued by federal agencies and government-sponsored entities, like bonds and notes issued by the Federal Home Loan Bank and Fannie Mae. Unlike Treasury securities, agency securities generally are not backed by the full faith and credit of the U.S. Government. Some agency securities are supported by the right of the issuer to borrow from the Treasury, others are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations and others are supported only by the credit of the sponsoring agency.

U.S. Government securities are subject to interest rate risk. Credit risk is remote.

DEFENSIVE INVESTMENTS


Under adverse market or economic conditions, the Portfolio could invest for temporary defensive purposes some or all of its assets in money market securities or utilize other investment strategies that may be inconsistent with the Portfolio's principal investment strategy. Temporary defensive instruments generally include U.S. government securities, bank time deposits denominated in the currency of any major nation, commercial paper and repurchase agreements. The Adviser may also invest in these types of securities or hold cash while looking for suitable investment opportunities or to maintain liquidity. Although the Portfolio would employ these measures only in seeking to avoid losses, they could reduce the benefit from an upswing in the market or prevent the Portfolio from meeting its investment objective.


PORTFOLIO TURNOVER

The Portfolio's Adviser will sell a security when it believes it is appropriate to do so, regardless of how long the Portfolio has owned that security. Buying and selling securities generally involves some expense to the Portfolio, such as commissions paid to brokers and other transaction costs. Generally speaking, the higher the Portfolio's annual portfolio turnover rate, the greater its brokerage costs. Increased brokerage costs may adversely affect the Portfolio's performance. Annual turnover rate of 100% or more is considered high. The Portfolio generally intends to purchase securities for long-term investment and therefore will have a relatively low turnover rate.

DOWNGRADES IN FIXED INCOME DEBT SECURITIES

Unless required by applicable law, the Portfolio is not required to sell or dispose of any debt security that either loses its rating or has its rating reduced after the Portfolio purchases the security.

MANAGEMENT

The Trust's Board of Trustees is responsible for managing the business affairs of the Trust. The Trustees meet periodically to review the affairs of the Trust and to establish certain guidelines which the Manager and Adviser are expected to follow in implementing the investment policies and objectives of the Trust. The Trustees also review the management of the Portfolio's assets by the Adviser. Information about the Trustees and executive officers of the Trust is contained in the SAI.

THE MANAGER


Met Investors Advisory, LLC (the "Manager"), 5 Park Plaza, Suite 1900, Irvine, California 92614, has overall responsibility for the general management and administration of the Portfolio. The Manager selects and pays the fees of the Adviser for the Portfolio and monitors the Adviser's investment program. The Manager is an affiliate of MetLife.


As compensation for its services to the Portfolio, the Manager receives monthly compensation at an annual rate of a percentage of the average daily net assets of the Portfolio as follows: 0.65% on first $1 billion of such assets plus 0.60% of such assets over $1 billion.

A discussion regarding the basis of the decision of the Trust's Board of Trustees to approve the Management Agreement with the Manager and the investment advisory agreement with the Adviser is available in the Portfolio's annual report.


THE ADVISER


Under the terms of the agreement between the Adviser and the Manager, the Adviser will develop a plan for investing the assets of the Portfolio, select the assets to be purchased and sold by the Portfolio, select the broker-dealer or broker-dealers through which the Portfolio will buy and sell its assets, and negotiate the payment of commissions, if any, to those broker-dealers. The Adviser follows the investment policies set by the Manager and the Board of Trustees for the Portfolio. Day-to-day management of the investments in the Portfolio is the responsibility of the Adviser's portfolio manager. The portfolio manager of the Portfolio is indicated below following a brief description of the Adviser. The SAI provides additional information about the portfolio manager's compensation, other accounts managed and the person's ownership of securities in the Portfolio.


The Trust and the Manager have received an exemptive order from the Securities and Exchange Commission that permits the Manager, subject to certain conditions, and without the approval of shareholders to: (a) employ a new unaffiliated investment adviser for the Portfolio pursuant to the terms of a new investment advisory agreement, in each case either as a replacement for an existing Adviser or as an additional Adviser; (b) change the terms of any investment advisory agreement; and (c) continue the employment of an existing Adviser on the same advisory contract terms where a contract has been assigned because of a change in control of the Adviser. In such circumstances, shareholders would receive notice of such action, including the information concerning the new Adviser that normally is provided in a proxy statement.

The Manager pays the Adviser a fee based on the Portfolio's average daily net assets. The Portfolio is not responsible for the fees paid to the Adviser.


JANUS CAPITAL MANAGEMENT LLC ("Janus"), 151 Detroit Street, Denver, Colorado 80206, is the Adviser to the Portfolio. Janus (together with its predecessors) has served as an investment adviser since 1969 and serves as investment adviser or sub-adviser to Separately Man-aged Accounts, Mutual Funds, as well as Commingled Pools or private funds, and Wrap Fee Accounts. Janus is a direct subsidiary of Janus Capital Group Inc. ("JCGI"), a publicly traded company with principal operations in financial asset management businesses. JCGI owns approximately 95% of Janus, with the remaining 5% held by Janus Management Holdings Corporation. As of December 31, 2007, JCGI had approximately $206.7 billion in assets under management.

RON SACHS, CFA, manages the Janus Forty Portfolio, which he has managed since January 2008. Mr. Sachs is also Portfolio Manager of other Janus accounts. Mr. Sachs joined Janus in 1996 as a research analyst, and has acted as a Portfolio Manager of other Janus-advised mutual funds since June 2000. Mr. Sachs holds a Bachelor's degree (cum laude) in Economics from Princeton and a law degree from the University of Michigan. He holds the Chartered Financial Analyst designation.

DISTRIBUTION PLANS

The Portfolio has adopted for its Class B and Class E shares a plan pursuant to Rule 12b-1 under the 1940 Act (the "Plan") and pursuant to the Plan, entered into a Distribution Agreement with MetLife Investors Distribution Company, located at 5 Park Plaza, Suite 1900, Irvine, California 92614. Metlife Investors Distribution Company is an affiliate of the Manager, and serves as principal underwriter for the Trust. The Plan permits the use of Trust assets to help finance the distribution of the shares of the Portfolio. Under the Plan, the Trust, on behalf of the Portfolio, is permitted to pay to various service providers up to 0.50% for Class B and up to 0.25% for Class E of the average daily net assets of the Portfolio allocated, as applicable, to Class B and Class E shares as payment for services rendered in connection with the distribution of the shares of the Portfolio. Currently, payments with respect to Class B and Class E shares are limited to 0.25% and 0.15%, respectively, of average net assets, which amount may be increased to the full Plan amount by the Trustees of the Trust without shareholder approval. Because these fees are paid out of Trust assets on an on-going basis, over time these costs will increase the cost of your investment and may cost you more than other types of sales charges.


YOUR INVESTMENT

SHAREHOLDER INFORMATION

The separate accounts of MetLife are the record owners of the Portfolio's shares. Any reference to the shareholder in this Prospectus technically refers to those separate accounts and not to you, the Contract owner. The legal rights of you, the Contract owner, are different from the legal rights of the record owner.

However, MetLife is required to solicit instructions from Contract owners when voting on shareholder issues. Any voting by MetLife as shareholder would therefore reflect the actual votes of Contract owners. Neither the Securities and Exchange Commission nor MetLife requires any specific minimum percentage of Contract owners to vote in order for MetLife to echo vote the remaining unvoted votes. MetLife seeks to obtain a reasonable level of turnout given the particular voting trend. MetLife may use various methods of encouraging Contract owners to vote, including additional solicitations. The practice of echo voting means that a minority of Contract owners may, in practice, determine whether an item passes or fails. Please see "Voting Rights" in the prospectus for the Contracts for more information on your voting rights.

DISCLOSURE OF PORTFOLIO HOLDINGS


Shares of the Trust are offered only to separate accounts of the Insurance Companies. The following information is generally made available on one or more of the Insurance Company websites (including www.metlifeinvestors.com): (i) the ten largest portfolio holdings of the Portfolio; (ii) unless the Adviser has objected, the percentage of the Portfolio's net assets that each of the portfolio holdings represents; and (iii) the percentage of the Portfolio's net assets that these holdings represent in the aggregate. Unless the Adviser has objected, this information is posted on the website as early as on or about the tenth business day following the calendar quarter and no later than on or about the first business day of the second month following the calendar quarter. The Trust may exclude any portion of these holdings from the posting when deemed in the best interest of the Trust. These postings generally remain until replaced by new postings as described above. For these purposes, the Portfolio's ten largest portfolio holdings are not considered to include swaps, futures, or forward currency transactions or transactions transmitted to the Trust's custodian after certain established cut-off times.


A description of the Portfolio's policies and procedures with respect to the disclosure of the Portfolio's portfolio securities is available in the SAI.

DIVIDENDS, DISTRIBUTIONS AND TAXES

DIVIDENDS AND DISTRIBUTIONS

The Portfolio intends to distribute substantially all of its net investment income, if any. The Portfolio distributes its dividends from its net investment income to MetLife's separate accounts at least once a year and not to you, the Contract owner. These distributions are in the form of additional shares and not cash. The result is that the Portfolio's investment performance, including the effect of dividends, is reflected in the cash value of the Contracts. Please see the Contract prospectus for more information.

All net realized long- or short-term capital gains of the Portfolio are also declared once a year and reinvested in the Portfolio.

TAXES

Please see the Contract prospectus for a discussion of the tax impact on you resulting from the income taxes the separate accounts owe as a result of their ownership of the Portfolio's shares and their receipt of dividends and capital gains.

The Portfolio expects to qualify and to continue to qualify as a regulated investment company under Subchapter M of the Code. As qualified, the Portfolio is not subject to federal income tax on that part of its taxable income that it distributes to you. Taxable income consists generally of net investment income, and any capital gains. It is the Portfolio's intention to distribute all such income and gains.

Shares of the Portfolio are currently offered only to the separate accounts of MetLife. Separate accounts are insurance company separate accounts that fund life insurance policies and annuity contracts. Under the Code, an insurance company pays no tax with respect to income of a qualifying separate account when the income is properly allocable to the value of eligible variable annuity or variable life insurance contracts. For a discussion of the taxation of life insurance companies and the separate accounts, as well as the tax treatment of the policies and annuity contracts and the holders thereof, see the discussion of federal income tax considerations included in the prospectus for the Contracts.

Section 817(h) of the Code and the regulations thereunder impose
"diversification" requirements on the assets underlying a Contract. The Portfolio intends to maintain diversification which will allow each Contract to satisfy these requirements. These requirements are in addition to the diversification requirements imposed on the Portfolio by Subchapter M and the

1940 Act. Technically, the section 817(h) requirements provide that, with limited exceptions, as of the end of each calendar quarter or within thirty days thereafter no more than 55% of the assets underlying a Contract may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments, and no more than 90% by any four investments. For this purpose, an investment in the Portfolio is treated not as a single investment but as an investment in each asset owned by the Portfolio, so long as shares of the Portfolio are owned only by separate accounts of insurance companies, by qualified pension and retirement plans, and by a limited class of other investors. The Portfolio is and will be so owned. Thus so long as the Portfolio meets the section 817(h) diversification tests, each Contract will also meet those tests. See the prospectus for the Contracts.

The foregoing is only a summary of some of the important federal income tax considerations generally affecting the Portfolio and you; see the SAI for a more detailed discussion. You are urged to consult your tax advisers.

REPORT TO POLICYHOLDERS

The fiscal year of the Portfolio ends on December 31 of each year. The Trust will send to you, at least semi-annually, reports which show the Portfolio's composition and other information. An annual report, with audited information, will be sent to you each year.

SALES AND PURCHASES OF SHARES


The Trust does not sell its shares directly to the public. The Trust continuously sells Class A, Class B and Class E shares of the Portfolio only to the separate accounts of MetLife to fund Contracts. The Trust could also offer shares to other separate accounts of other insurers if approved by the Board of Trustees.


PURCHASE AND REDEMPTION OF SHARES


MetLife Investors Distribution Company is the principal underwriter and distributor of the Trust's shares. MetLife Investors Distribution Company places orders for the purchase or redemption of shares of the Portfolio based on, among other things, the amount of net Contract premiums or purchase payments transferred to the separate accounts, transfers to or from a separate account investment division and benefit payments to be effected on a given date pursuant to the terms of the Contract. Such orders are effected, without sales charge, at the net asset value per share for the Portfolio determined on that same date. The Trust reserves the right to reject or limit all or part of any purchase or exchange order for any reason.


The Portfolio is available as an investment option under a number of different variable insurance products, many of which do not limit the number of transfers among the available underlying funds. A large number of transfers could raise transaction costs for the Portfolio and could require the Adviser to maintain increased cash reserves, which could harm performance in rising markets.


Shares of the Portfolio are sold and redeemed at their net asset value without the imposition of any sales commission or redemption charge. Class A shares are not subject to a Rule 12b-1 fee. Class B and Class E shares are subject to a Rule 12b-1 fee of 0.25% and 0.15%, respectively, of average daily net assets. (However, certain sales or other charges may apply to the Contract, as described in the Contract prospectus.) Under certain circumstances, redemption proceeds may be paid in securities or other property rather than in cash if the Manager determines it is in the best interests of the Trust.


MARKET TIMING

The Trust's Board of Trustees has adopted certain procedures, described below, to discourage certain types of trading in Portfolio shares that may be harmful to long-term investors, specifically (i) trading that is designed to exploit pricing inefficiencies and thereby dilute the returns of long-term investors; or (ii) frequent trading by an investor that generates sufficiently volatile cash flows to be disruptive to a portfolio manager's ability to manage the Portfolio's assets ((i) or (ii), "market timing"). The Trust is not intended for investment by market timers. The Trust does not knowingly accommodate market timing in the Portfolio and, to the Trust's knowledge, there are no arrangements currently in place that are designed to permit any contract owner to engage in market timing. As discussed above, the Trust reserves the right to reject or limit all or part of any purchase or exchange order for any reason.


The Trust requires that the insurance company separate accounts that invest in the Portfolios have in place policies and procedures reasonably designed to detect and deter market timing in the separate accounts by contract owners. In addition, the Manager monitors cashflows of certain Portfolios identified as presenting pricing inefficiencies that could potentially be exploited by market timers, and, with respect to each Portfolio, conducts certain tests to help detect cash outflows or cashflow volatility that may be disruptive to a portfolio manager's ability to manage the Portfolio. If, based on such monitoring, the Manager believes (i) that a Portfolio's cash flows may reflect a pattern of market timing or (ii) that a Portfolio's cash flows may reflect frequent trading that is disruptive to the management of the Portfolio and it is appropriate given the context of the cash flow volatility (e.g., type of Portfolio, amount of assets), the Manager will refer the matter to the appropriate insurance company or companies.

Further, in accordance with Rule 22c-2 under the 1940 Act, the Trust has contracted with insurance separate accounts to enable it to request and receive information regarding transactions in the shares of the of the Trust's Portfolios and limit transactions that violate the Trust's policies on market timing.


If the Trust finds that any insurance company has in place inadequate policies and procedures, with respect to a particular separate account, to detect and deter market timing in Portfolio shares and there is evidence of market timing in that separate account, the Trust or any of its Portfolios may be discontinued as an investment option of that separate account. In such an event, all contract owners of such separate account would no longer be able to make new investments in the Trust or any of its Portfolios. The Trust reserves the right to modify this policy, including any procedures established from time to time to effectuate this policy, at any time without notice.

LIMITATIONS ON THE TRUST'S ABILITY TO DETECT AND DETER MARKET TIMING

The Portfolio is available as an investment option under a number of different variable insurance products. Owners of these variable insurance products transfer value among sub-accounts of the insurance company separate accounts by contacting the insurance companies. The resulting purchases and redemptions of Portfolio shares are made through omnibus accounts of the insurance companies. The right of an owner of such a variable insurance product to transfer among sub-accounts is governed by a contract between the insurance company and such owner. Many of these contracts do not limit the number of transfers among the available underlying funds that a contract owner may make. The terms of these contracts, the presence of financial intermediaries (including the insurance companies) between the Trust and contract owners, the utilization of omnibus accounts by these intermediaries and other factors such as state insurance laws may limit the Trust's ability to detect and deter market timing. Multiple tiers of such financial intermediaries may further compound the Trust's difficulty in detecting and deterring such market timing activities.

RISKS ASSOCIATED WITH MARKET TIMING GENERALLY

While the Trust will try to detect and deter market timing by utilizing the procedures described above, these procedures may not be successful in identifying or deterring market timing. By realizing profits through short-term trading, contract owners that engage in market timing activities may dilute the value of shares held by long-term investors. Cashflow volatility resulting from frequent trading of Portfolio shares, especially involving large dollar amounts, may disrupt a portfolio manager's ability to manage the Portfolio's assets. Frequent trading may be disruptive if it makes it difficult for the Portfolio to implement its long-term investment strategies, for example by causing the Portfolio to maintain a higher level of its assets in cash to accommodate such frequent trading. Frequent trading may also be disruptive if it forces the Portfolio to sell portfolio securities at inopportune times to raise cash to accommodate such trading activity. In addition, frequent trading may cause the Portfolio to incur increased expenses. For example, as a result of such frequent trading, the Portfolio may be forced to liquidate investments and thereby incur increased brokerage costs. All of these factors may adversely affect Portfolio performance.

Associated with an investment in the Portfolio that itself invests in securities that are, for example, thinly traded, traded infrequently, or relatively less liquid is the risk that the current market price for the securities may not accurately reflect current market values. A market timer may seek to engage in strategies designed to take advantage of these pricing differences ("price arbitrage") and thereby dilute the returns of long-term investors. Portfolios that may be adversely affected by price arbitrage include those Portfolios that significantly invest in small cap equity securities and in certain fixed-income securities, such as high yield bonds.

A Portfolio that invests significantly in foreign securities may be particularly susceptible to strategies designed to exploit pricing inefficiencies. This is because foreign securities are typically traded on markets that close well before the time the Portfolio calculates its net asset value (typically at 4:00 p.m. Eastern Time), which gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities. The time zone differences among international stock markets can allow a market timer engaging in certain strategies to exploit differences in Portfolio share prices that are based on closing prices of foreign securities established some time before the Portfolio calculates its own share price (a type of price arbitrage referred to as "time zone arbitrage"). As discussed more fully below, the Trust has procedures, referred to as fair value pricing, that allow the Trust to adjust closing market prices of foreign securities to reflect what is believed to be the fair value of those securities at the time the Portfolio calculates its net asset value. While there is no assurance, the Portfolio expects that the use of fair value pricing will reduce a market timer's ability to engage in time zone arbitrage to the detriment of Portfolio shareholders.

VALUATION OF SHARES


The Portfolio's net asset value ("NAV") per share is ordinarily determined once daily, as of the close of the regular session of business on the New York Stock Exchange (NYSE) (usually at 4:00 p.m., Eastern Time), on each day the NYSE is open. To the extent that the Portfolio's assets are traded in other markets when the NYSE is closed, the value of the Portfolio's assets may be effected on days when the Trust is not open for business. In addition, trading in some of the Portfolio's assets may not occur when the Trust is open for business.

NAV of a Portfolio share is computed by dividing the value of the net assets of the Portfolio by the total number of shares outstanding in the Portfolio. Share prices for any transaction are those next calculated after receipt of an order.


Except for money market instruments maturing in 60 days or less and foreign securities as discussed below, securities held by the Portfolio are valued at market value. If market values are not readily available, or if available market quotations are not reliable, securities are priced at their fair value as determined by the Valuation Committee of the Trust's Board of Trustees using procedures approved by the Board of Trustees. The Portfolio may use fair value pricing if the value of a security has been materially affected by events occurring before the Portfolio's calculation of NAV but after the close of the primary markets on which the security is traded. The Portfolio may also use fair value pricing if reliable market quotations are unavailable due to infrequent trading or if trading in a particular security was halted during the day and did not resume prior to the Portfolio's calculation of NAV. The use of fair value pricing has the effect of valuing a security based upon the price the Portfolio might reasonably expect to receive if it sold that security but does not guarantee that the security can be sold at the fair value price. Further, because of the inherent uncertainty of fair valuation, a fair valuation price may differ significantly from the value that would have been used had a ready market for the investment existed, and these differences could be material. With respect to any portion of the Portfolio's assets that is invested in other open-end investment companies, that portion of the Portfolio's NAV is calculated based on the NAV of that investment company. The prospectus for the other investment company explains the circumstances and effects of fair value pricing for that investment company.

The Portfolio has retained a third party pricing service to automatically fair value each of its investments that is traded principally on a foreign exchange or market, subject to adjustment by the Trust's Valuation Committee. The Valuation Committee will regularly monitor and review the services provided by the pricing service to the Portfolio and periodically report to the Board on the pricing services' performance.

Money market instruments maturing in 60 days or less are valued on the amortized cost basis.

FINANCIAL HIGHLIGHTS


The following financial highlights table is intended to help you understand the Portfolio's Class A, Class B and Class E shares financial performance for the past 5 years or period indicated. Certain information reflects financial results for a single Portfolio share. Total return in the table shows how much an investment in the Portfolio would have increased (or decreased) during each period (assuming reinvestment of all dividends and distributions). The information for the years ended December 31, 2005, December 31, 2006 and December 31, 2007 has been audited by Deloitte & Touche LLP. For the years 2003 and 2004, other independent accountants have audited this information.
Deloitte & Touche LLP's report, along with the Portfolio's financial statements, is included in the Annual Report of the Portfolio, which is available upon request.


                                                         JANUS FORTY PORTFOLIO#




                                                            FOR THE YEARS ENDED DECEMBER 31,
                                                      --------------------------------------------
CLASS A                                               2007(A)  2006(A) 2005(A)  2004(A)   2003(A)
--------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                    $77.64 $78.28    $66.23   $55.41    $44.38
                                                      -------- ------  -------- -------- ---------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME (LOSS)                              0.17   0.14    (0.04)   (0.09)      0.07
NET REALIZED AND UNREALIZED GAINS                        20.21   2.13     12.09    10.91     10.99
                                                      -------- ------  -------- -------- ---------
TOTAL FROM INVESTMENT OPERATIONS                         20.38   2.27     12.05    10.82     11.06
                                                      -------- ------  -------- -------- ---------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                    (0.15)     --        --       --    (0.03)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS          (14.06) (2.91)        --       --        --
RETURN OF CAPITAL                                           --     --        --       -- (0.00)(b)
                                                      -------- ------  -------- -------- ---------
TOTAL DISTRIBUTIONS                                    (14.21) (2.91)        --       --    (0.03)
                                                      -------- ------  -------- -------- ---------
NET ASSET VALUE, END OF PERIOD                          $83.81 $77.64    $78.28   $66.23    $55.41
                                                      -------- ------  -------- -------- ---------
TOTAL RETURN                                            30.46%  3.08%    18.19%   19.53%    24.91%
                                                      -------- ------  -------- -------- ---------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)               $1,122.3 $990.1  $1,137.0 $1,042.0    $986.0
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                 0.69%  0.73%     0.78%    0.82%     0.82%
NET INVESTMENT INCOME (LOSS)                             0.23%  0.19%   (0.06)%  (0.15)%     0.14%
PORTFOLIO TURNOVER RATE                                  30.1%  60.5%     30.0%    16.0%     59.0%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                 0.70%  0.73%     0.78%    0.82%     0.84%

--------------------------------------------------------------------------------

# On May 1, 2006, the Portfolio received, through a plan of reorganization, all of the assets and assumed the liabilities of the Capital Appreciation Fund, that followed the same investment objective as the Portfolio. The information for each of the periods prior to May 1, 2006 is that of the predecessor Capital Appreciation Fund.

(a) Net investment income (loss) per share was calculated using average shares outstanding.

(b) Rounds to less than $0.005 per share.

  JANUS FORTY PORTFOLIO



                                                                                  FOR THE PERIOD FROM
                                                                                     APRIL 28, 2007
                                                                                    (COMMENCEMENT OF
                                                                                     OPERATIONS) TO
CLASS B                                                                           DECEMBER 31, 2007(A)
------------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                                                      $66.33
                                                                                        --------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT LOSS                                                                       (0.11)
NET REALIZED AND UNREALIZED GAINS                                                          14.84
                                                                                        --------
TOTAL FROM INVESTMENT OPERATIONS                                                           14.73
                                                                                        --------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                                                          --
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS                                                 --
                                                                                        --------
TOTAL DISTRIBUTIONS                                                                           --
                                                                                        --------
NET ASSET VALUE, END OF PERIOD                                                            $81.06
                                                                                        --------
TOTAL RETURN                                                                            22.21%++
                                                                                        --------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                                                    $47.2
RATIOS TO AVERAGE NET ASSETS /(1)/:

EXPENSES                                                                                  0.96%+
NET INVESTMENT LOSS                                                                     (0.21)%+
PORTFOLIO TURNOVER RATE                                                                  30.1%++
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS BEFORE REIMBURSEMENT BY THE
MANAGER AND BROKER REBATES:                                                               0.96%+

--------------------------------------------------------------------------------

+  Annualized
++ Non-annualized
(a) Net investment income per share was calculated using average shares outstanding.

                                                          JANUS FORTY PORTFOLIO



                                                             FOR THE PERIOD FROM
                                                                APRIL 28, 2007
                                                               (COMMENCEMENT OF
                                                                OPERATIONS) TO
                                                             DECEMBER 31, 2007(A)
CLASS E                                                      --------------------
-------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                                 $67.23
                                                                   --------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT LOSS                                                  (0.05)
NET REALIZED AND UNREALIZED GAINS                                     15.04
                                                                   --------
TOTAL FROM INVESTMENT OPERATIONS                                      14.99
                                                                   --------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                                     --
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS                            --
                                                                   --------
TOTAL DISTRIBUTIONS                                                      --
                                                                   --------
NET ASSET VALUE, END OF PERIOD                                       $82.22
                                                                   --------
TOTAL RETURN                                                       22.30%++
                                                                   --------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                               $14.6
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                             0.86%+
NET INVESTMENT LOSS                                                (0.10)%+
PORTFOLIO TURNOVER RATE                                             30.1%++
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS BEFORE
REIMBURSEMENT BY THE MANAGER AND BROKER REBATES:                     0.86%+

--------------------------------------------------------------------------------

+  Annualized
++ Non-annualized
(a) Net investment income per share was calculated using average shares outstanding.

FOR MORE INFORMATION

If you would like more information about the Portfolio, the following documents are available to you free upon request:

ANNUAL/SEMI-ANNUAL REPORTS

Contain additional information about the Portfolio's performance. In the Portfolio's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION ("SAI")

Provides a fuller technical and legal description of the Portfolio's policies, investment restrictions, and business structure. The SAI is legally considered to be a part of this Prospectus.

IF YOU WOULD LIKE A COPY OF THE CURRENT VERSIONS OF THESE DOCUMENTS, OR OTHER INFORMATION ABOUT THE PORTFOLIO, CONTACT:

                          MET INVESTORS SERIES TRUST
                           5 PARK PLAZA, SUITE 1900
                           IRVINE, CALIFORNIA 92614

                                1-800-848-3854

Free copies of the SAI and Annual and Semi-Annual Reports are available at the following website: www.metlifeinvestors.com

Information about the Portfolio, including the Annual and Semi-annual Reports and SAI, may also be obtained from the Securities and Exchange Commission ("SEC"):

[_] IN PERSONReview and copy documents in the SEC's Public Reference Room in
             Washington, D.C. (for information call 202-551-8090).

[_] ON LINE  Retrieve information from the EDGAR database on the SEC's web site at: http://www.sec.gov.

[_] BY MAIL  Request documents, upon payment of a duplicating fee, by writing to SEC, Public Reference Section, Washington, D.C. 20549 or by e-mailing the SEC at publicinfo@sec.gov.

                             SEC FILE # 811-10183

                                 MET INVESTORS
                            S E R I E S   T R U S T




                           Lazard Mid Cap Portfolio

                      Class A, Class B and Class E Shares


                                __PROSPECTUS__


                                APRIL 28, 2008




Like all securities, these securities have not been approved or disapproved by the Securities and Exchange Commission, nor has the Securities and Exchange
      Commission passed upon the accuracy or adequacy of this Prospectus.
           Any representation to the contrary is a criminal offense.

                           ____TABLE OF CONTENTS____


                                                         PAGE

               INTRODUCTION                               3
                  Understanding the Trust                 3
                  Understanding the Portfolio             3

               THE PORTFOLIO                              4

                 INVESTMENT SUMMARY                       4
                  Lazard Mid Cap Portfolio                5

                 ADDITIONAL INVESTMENT STRATEGIES         10
                 MANAGEMENT                               13
                  The Manager                             13
                  The Adviser                             14
                  Distribution Plans                      16

               YOUR INVESTMENT                            16
                  Shareholder Information                 16
                  Dividends, Distributions and Taxes      17
                  Sales and Purchases of Shares           18

               FINANCIAL HIGHLIGHTS                       22

               FOR MORE INFORMATION                   Back Cover

INTRODUCTION

UNDERSTANDING THE TRUST


Met Investors Series Trust (the "Trust") is an open-end management investment company that offers a selection of fifty-two managed investment portfolios or mutual funds. Only one of these portfolios is offered through this Prospectus (the "Portfolio"). Please see the Investment Summary section of this Prospectus for specific information on the Portfolio.


  INVESTING THROUGH A VARIABLE INSURANCE CONTRACT


  Class A, Class B and Class E shares of the Portfolio are currently only sold to separate accounts of Metropolitan Life Insurance Company and certain of its affiliates (collectively, "MetLife" or the "Insurance Companies") to fund the benefits under certain individual flexible premium variable life insurance policies and individual and group variable annuity contracts (collectively, "Contracts"). As a Contract owner, your premium payments are allocated to the Portfolio in accordance with your Contract.

  A particular class of the Portfolio may not be available under the Contract you have chosen. The prospectus for the Contracts shows the classes available to you. Please read this Prospectus carefully. It provides information to assist you in your decision. If you would like additional information about the Portfolio, please request a copy of the Statement of Additional Information ("SAI"). For details about how to obtain a copy of the SAI and other reports and information, see the back cover of this Prospectus. The SAI is incorporated by reference into this Prospectus.


  The Portfolio's name and investment objective are very similar to a certain publicly available mutual fund that is managed by the same investment adviser. The Portfolio in this Prospectus is not that publicly available mutual fund and will not have the same performance. Different performance will result from such factors as different implementation of investment policies, different investment restrictions, different cash flows into and out of the Portfolio, different fees and expenses, and different asset sizes.

UNDERSTANDING THE PORTFOLIO

After this Introduction you will find an Investment Summary for the Portfolio. The Investment Summary presents important facts about the Portfolio, including information about its investment objective, principal investment strategy, primary risks, fees and expenses and past performance.


 PLEASE SEE THE CONTRACT PROSPECTUS FOR A DETAILED EXPLANATION OF YOUR CONTRACT.

                                 THE PORTFOLIO


 THE PORTFOLIO IN THIS PROSPECTUS IS A MUTUAL FUND: A POOLED INVESTMENT THAT IS PROFESSIONALLY MANAGED AND THAT GIVES YOU THE OPPORTUNITY TO PARTICIPATE IN FINANCIAL MARKETS. THE PORTFOLIO STRIVES TO REACH ITS STATED INVESTMENT OBJECTIVE, WHICH CAN BE CHANGED WITHOUT SHAREHOLDER APPROVAL. AS WITH ALL MUTUAL FUNDS, THERE IS NO GUARANTEE THAT THE PORTFOLIO WILL ACHIEVE ITS INVESTMENT OBJECTIVE.


 THE PORTFOLIO'S ADVISER MAY SELL A PORTFOLIO SECURITY WHEN THE VALUE OF THE INVESTMENT REACHES OR EXCEEDS ITS ESTIMATED FAIR VALUE, TO TAKE ADVANTAGE OF MORE ATTRACTIVE INVESTMENT OPPORTUNITIES, WHEN THE ISSUER'S INVESTMENT FUNDAMENTALS BEGIN TO DETERIORATE, WHEN THE PORTFOLIO MUST MEET REDEMPTIONS, OR FOR OTHER INVESTMENT REASONS.


INVESTMENT SUMMARY

The Portfolio summary discusses the following:

    INVESTMENT OBJECTIVE
    What is the Portfolio's investment goal?

    PRINCIPAL INVESTMENT STRATEGY
    How does the Portfolio attempt to achieve its investment goal? What types of investments does it contain? What style of investing and investment philosophy does it follow?

    PRIMARY RISKS
    What are the specific risks of investing in the Portfolio?

    PAST PERFORMANCE
    How well has the Portfolio performed over time?

    FEES AND EXPENSES
    What is the cost of investing in the Portfolio?

In addition to its principal investment strategy, the Portfolio may invest in various types of securities and engage in various investment techniques and practices which are not the principal focus of the Portfolio and therefore are not described in the Investment Summary section of the Prospectus. These other securities and investment techniques and practices in which the Portfolio may engage, together with their risks, are briefly discussed in "Additional Investment Strategies" in this Prospectus.

The SAI provides more detailed information regarding the various types of securities that the Portfolio may purchase and certain investment techniques and practices of its Adviser.

The Contracts may be sold by banks. AN INVESTMENT IN THE PORTFOLIO THROUGH A CONTRACT IS NOT A DEPOSIT OR OBLIGATION OF, OR GUARANTEED BY, ANY BANK, AND IS NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY OF THE U.S. GOVERNMENT.

                           LAZARD MID CAP PORTFOLIO


INVESTMENT OBJECTIVE:

Long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGY:

The Portfolio seeks to meet its objective by investing, normally, at least 80% of its net assets in equity securities, including convertible securities, of mid-cap companies. In complying with this 80% investment requirement, the Portfolio's investments may include synthetic instruments. Synthetic instruments are investments that have economic characteristics similar to the Portfolio's direct investments, and may include warrants, futures, options, exchange-traded funds and American Depositary Receipts. The Portfolio considers a company to be a mid-cap company if it has a market capitalization, at the time of purchase, within the range of the largest and smallest capitalized companies included in the Russell Midcap Index during the most recent 11-month period (based on month-end data) plus the most recent data during the current month.

The Portfolio may invest up to 20% of its net assets in equity securities of companies in other market capitalization ranges and in investment grade debt securities. The Portfolio may also invest up to 25% of its total assets in foreign securities. For risk management purposes, the Portfolio may hold a portion of its assets in cash or cash equivalents, including money market instruments.

In selecting investments, the portfolio managers seek to identify those companies that are, in their view, undervalued relative to current or projected earnings, or the current market value of assets owned by the company. The primary emphasis of the portfolio managers' search for undervalued equity securities is in four categories: (1) out-of-favor cyclical growth companies;
(2) established growth companies that are undervalued compared to historical relative valuation parameters; (3) companies where there is early but tangible evidence of improving prospects which are not yet reflected in the value of the companies' equity securities; and (4) companies whose equity securities are selling at prices that do not yet reflect the current market value of their assets.

PRIMARY RISKS:

The value of your investment in the Portfolio may be affected by one or more of the following risks, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate. Please note that there are many other circumstances that could adversely affect your investment and prevent the Portfolio from reaching its objective, which are not described here.

MARKET RISK. The Portfolio's share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including disappointing corporate earnings, adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or a company may deteriorate. In addition, an assessment by the Portfolio's Adviser of particular companies may prove incorrect, resulting in losses or poor performance by those holdings, even in a rising market. The Portfolio could also miss attractive investment opportunities if its Adviser underweights markets or industries where there are significant returns, and could lose value if the Adviser overweights markets or industries where there are significant declines.


MARKET CAPITALIZATION RISK. Stocks fall into three broad market capitalization categories--large, medium and small. Investing primarily in one category carries the risk that due to current market conditions that category may be out of favor. If valuations of large capitalization companies appear to be greatly out of proportion to the valuations of small or medium capitalization companies, investors may migrate to the stocks of small and mid-sized companies causing a Portfolio that invests in these companies to increase in value more rapidly than a Portfolio that invests in larger, fully-valued companies. Larger more established companies may also be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion. Investing in medium and small capitalization companies may be subject to special risks associated with narrower product lines, more limited financial resources, smaller management groups, and a more limited trading market for their stocks as compared with larger companies. Securities of smaller capitalization issuers may therefore be subject to greater price volatility and may decline more significantly in market downturns than securities of larger companies. In some cases, these companies may be relatively new issuers (I.E., those having continuous operation histories of less than three years) which carries other risks in addition to the risks of other medium and small capitalization companies. New issuers may be more speculative because such companies are relatively unseasoned. These companies will often be involved in the development or marketing of a new product with no established market, which could lead to significant losses.

INVESTMENT STYLE RISK. Different investment styles tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. The Portfolio may outperform or underperform other funds that employ a different investment style. The Portfolio may also employ a combination of styles that impact its risk characteristics. Examples of different investment styles include growth and value investing. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's growth of earnings potential. Also, since growth companies usually invest a high portion of earnings in their business, growth stocks may lack the dividends of some value stocks that can cushion stock prices in a falling market. Growth oriented funds will typically underperform when value investing is in favor. Value stocks are those which are undervalued in comparison to their peers due to adverse business developments or other factors. Value investing carries the risk that the market will not recognize a security's inherent value for a long time, or that a stock judged to be undervalued may actually be appropriately priced or overvalued. Value oriented funds will typically underperform when growth investing is in favor.

FOREIGN INVESTMENT RISK. Investments in foreign securities involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject:

  . These risks may include the seizure by the government of company assets, excessive taxation, withholding taxes on dividends and interest, limitations on the use or transfer of portfolio assets, and political or social instability.

  . Enforcing legal rights may be difficult, costly and slow in foreign countries, and there may be special problems enforcing claims against foreign governments.

  . Foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there may be less public information about their operations.

  .  Foreign markets may be less liquid and more volatile than U.S. markets.

  . Foreign securities often trade in currencies other than the U.S. dollar, and the Portfolio may directly hold foreign currencies and purchase and sell foreign currencies. Changes in currency exchange rates will affect the Portfolio's net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of foreign securities. An increase in the strength of the U.S. dollar relative to these other currencies may cause the value of the Portfolio to decline. Certain foreign currencies may be particularly volatile, and foreign governments may intervene in the currency markets, causing a decline in value or liquidity of the Portfolio's foreign currency or securities holdings.

  . Costs of buying, selling and holding foreign securities, including brokerage, tax and custody costs, may be higher than those involved in domestic transactions.

DERIVATIVES RISK. The Portfolio's investments in derivatives can significantly increase the Portfolio's exposure to market risk or credit risk of the counterparty. Derivatives can also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the relevant assets, rates and indices.

PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

 PORTFOLIO MANAGEMENT:

..  Lazard Asset Management LLC see page 14

..  For financial highlights see page 22


The bar chart below shows you the performance of the Portfolio's Class B shares, the Portfolio's oldest Class, for each full calendar year since its inception and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart. Effective December 19, 2005, Lazard Asset Management LLC became the Portfolio's Adviser. Investment performance information prior to that date is attributable to the Portfolio's former investment adviser.


               Year-by-Year Total Return as of 12/31 of Each Year

                                    [CHART]

                    02       03      04      05      06      07
                  -------  ------  ------  ------  ------  ------
                  -10.82%  26.03%  14.32%   8.06%  14.67%  -2.71%

                      High Quarter: 2nd - 2003 +15.66%
                      Low Quarter:  3rd - 2002 -14.33%



The table below compares the Portfolio's Class A, Class B and Class E shares' average annual compounded total returns for the 1- and 5-year periods and from inception through 12/31/07 with the Russell Midcap Index. The Russell Midcap Index measures the performance of the 800 companies in the Russell 1000 Index with the lowest market capitalization. These companies are considered representative of medium-sized companies. The median market capitalization was approximately $3.99 billion as of January 31, 2008. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.



      Average Annual Total Return as of 12/31/07
---------------------------------------------------------------
                                               Since   Inception
                          1 Year     5 Years Inception   Date
  --------------------    ---------- ------- --------- ---------
Class A                   -2.47%      11.96%    7.91%    1/2/02
Class B                   -2.71%      11.72%    9.01%   10/9/01
Class E                   -2.64%      11.82%    7.09%    4/1/02
Russell Midcap Index       5.60%      18.21%   14.00%*
* Index performance is from 10/1/01.



For information on Lazard Asset Management LLC's prior performance with a comparable fund, see page 15.

FEES AND EXPENSES:


The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2007 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE


Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)


                                           Class A Class B Class E
------------------------------------------ ------- ------- -------
Management Fee                              0.69%   0.69%   0.69%
------------------------------------------------------------------
12b-1 Fees                                  None    0.25%   0.15%
------------------------------------------------------------------
Other Expenses                              0.07%   0.06%   0.06%
------------------------------------------------------------------
Total Annual Portfolio Operating Expenses*  0.76%   1.00%   0.90%
------------------------------------------------------------------



        * Met Investors Advisory, LLC (the "Manager") and the Trust have entered into an Expense Limitation Agreement whereby the total Annual Portfolio Operating Expenses for the Class A, Class B and Class E shares of the Portfolio will not exceed 0.80%, 1.05% and 0.95%, respectively, for the period ended April 30, 2009 and in any year in which the Agreement is in effect. Under certain circumstances, any fees waived or expenses reimbursed by the Manager may, with the approval of the Trust's Board of Trustees, be repaid to the Manager.


EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.


The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same and that all expense limitations remain in effect only for the period ended April 30, 2009. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.


EXAMPLE OF PORTFOLIO EXPENSES


         Class A  Class B  Class E
-----------------------------------
1 Year   $     78 $    103 $     92
-----------------------------------
3 Years  $    244 $    320 $    288
-----------------------------------
5 Years  $    424 $    555 $    500
-----------------------------------
10 Years $    945 $  1,229 $  1,112
-----------------------------------

ADDITIONAL INVESTMENT STRATEGIES

In addition to the principal investment strategies discussed in the Portfolio's Investment Summary, the Portfolio may at times invest a portion of its assets in the investment strategies and may engage in certain investment techniques as described below. The SAI provides a more detailed discussion of certain of these and other securities and indicates if the Portfolio is subject to any limitations with respect to a particular investment strategy. These strategies and techniques may involve risks. (PLEASE NOTE THAT SOME OF THESE STRATEGIES MAY BE A PRINCIPAL INVESTMENT STRATEGY FOR THE PORTFOLIO AND CONSEQUENTLY ARE ALSO DESCRIBED IN THE PORTFOLIO'S INVESTMENT SUMMARY.) The Portfolio is not limited by this discussion and may invest in other types of securities not precluded by the policies discussed elsewhere in this Prospectus.

CONVERTIBLE SECURITIES. Convertible securities are preferred stocks or bonds that pay a fixed dividend or interest payment and are convertible into common stock at a specified price or conversion ratio.

Traditionally, convertible securities have paid dividends or interest rates higher than common stocks but lower than nonconvertible securities. They generally participate in the appreciation or depreciation of the underlying stock into which they are convertible, but to a lesser degree. These securities are also subject to market risk, interest rate risk and credit risk.

DEPOSITARY RECEIPTS. Depositary receipts are receipts for shares of a foreign-based corporation that entitle the holder to dividends and capital gains on the underlying security. Receipts include those issued by domestic banks (American Depositary Receipts), foreign banks (Global or European Depositary Receipts), and broker-dealers (depositary shares).

These instruments are subject to market risk and foreign investment risk.

DERIVATIVES. Derivatives are used to limit risk in the Portfolio or to enhance investment return, and have a return tied to a formula based upon an interest rate, index, price of a security, or other measurement. Derivatives include options, futures, forward contracts and related products.

Options are the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price.

Futures are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date.

Forward contracts are contracts to purchase or sell a specified amount of a financial instrument for an agreed upon price at a specified time.

Derivatives may be used to hedge against an opposite position that the Portfolio holds. Any loss generated by the derivatives should be offset by gains in the hedged investment. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains or result in losses or missed opportunities. In addition, derivatives that are used for hedging the Portfolio in specific securities may not fully offset the underlying positions. The counterparty to a derivatives contract also could default. Derivatives that involve leverage could magnify losses.

Derivatives may also be used to maintain the Portfolio's exposure to the market, manage cash flows or to attempt to increase income. Using derivatives for purposes other than hedging is speculative and involves greater risks. In many foreign countries, futures and options markets do not exist or are not sufficiently developed to be effectively used by a Portfolio that invests in foreign securities.

FOREIGN EQUITY SECURITIES. Foreign equity securities are subject to foreign investment risk in addition to the risks applicable to domestic equity securities, such as market risk.

HIGH QUALITY SHORT-TERM DEBT OBLIGATIONS, INCLUDING BANKERS' ACCEPTANCES, COMMERCIAL PAPER AND CERTIFICATES OF DEPOSIT ISSUED OR GUARANTEED BY BANK HOLDING COMPANIES IN THE U.S., THEIR SUBSIDIARIES AND FOREIGN BRANCHES OR OF THE WORLD BANK; VARIABLE AMOUNT MASTER DEMAND NOTES AND VARIABLE RATE NOTES ISSUED BY U.S. AND FOREIGN CORPORATIONS.

Commercial paper is a short-term debt obligation with a maturity ranging from one to 270 days issued by banks, corporations, and other borrowers to investors seeking to invest idle cash.

Variable amount master demand notes differ from ordinary commercial paper in that they are issued pursuant to a written agreement between the issuer and the holder, their amounts may be increased from time to time by the holder (subject to an agreed maximum) or decreased by the holder or the issuer, they are payable on demand, the rate of interest payable on them varies with an agreed formula and they are typically not rated by a rating agency. Transfer of such notes is usually restricted by the issuer, and there is no secondary trading market for them. Any variable amount master demand note purchased by the Portfolio will be regarded as an illiquid security.

These instruments are subject to credit risk, interest rate risk and foreign investment risk.

PREFERRED STOCKS. Preferred stocks are equity securities that generally pay dividends at a specified rate and have preference over common stock in the payment of dividends and liquidation. Preferred stock generally does not carry voting rights.

Preferred stocks are subject to market risk. In addition, because preferred stocks pay fixed dividends, an increase in interest rates may cause the price of a preferred stock to fall.

REAL ESTATE INVESTMENT TRUSTS. Real estate investment trusts ("REITs") are entities which invest in commercial and other real estate properties. Risks associated with investments in securities of companies in the real estate industry include: decline in the value of real estate; risks related to general and local economic conditions; overbuilding and increased competition; increases in property taxes and operating expenses; changes in zoning laws; casualty or condemnation losses; variations in rental income; changes in neighborhood values; the appeal of properties to tenants; and increases in interest rates. In addition, equity REITs may be affected by changes in the values of the underlying property owned by the trusts, while mortgage REITs may be affected by the quality of credit extended. REITs are dependent upon management skills, may not be diversified and are subject to the risks of financing projects. Such REITs are also subject to heavy cash flow dependency, defaults by borrowers, self liquidation and the possibility of failing to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended (the "Code"), and to maintain exemption from the 1940 Act. In the event an issuer of debt securities collateralized by real estate defaults, it is conceivable that the REITs could end up holding the underlying real estate. The Portfolio, as a shareholder of a REIT, bears a portion of the REIT's annual operating expenses.


SECURITIES LOANS. For purposes of realizing additional income, the Portfolio may lend securities to broker-dealers or institutional investors approved by the Board of Trustees of the Trust. All securities loans will be made pursuant to agreement requiring the loans to be continuously secured by collateral in cash or high grade debt obligations at least equal at all times to the market value of the loaned securities. The borrower pays to the Portfolio an amount equal to any dividends or interest received on loaned securities. The Portfolio retains all or a portion of the interest received on investment of cash collected or receives a fee from the borrower.

The risk in lending portfolio securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral, or in the recovery of the securities or possible loss of rights in their collateral should the borrower fail financially.

U.S. GOVERNMENT SECURITIES. U.S. Government securities include direct obligations of the U.S. Government that are supported by its full faith and credit, like Treasury bills and GNMA certificates. Treasury bills have initial maturities of less than one year, Treasury notes have initial maturities of one to ten years and Treasury bonds may be issued with any maturity but generally have maturities of at least ten years. U.S. Government securities also include indirect obligations of the U.S. Government that are issued by federal agencies and government-sponsored entities, like bonds and notes issued by the Federal Home Loan Bank and Fannie Mae. Unlike Treasury securities, agency securities generally are not backed by the full faith and credit of the U.S. Government. Some agency securities are supported by the right of the issuer to borrow from the Treasury, others are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations and others are supported only by the credit of the sponsoring agency.

U.S. Government securities are subject to interest rate risk. Credit risk is remote.

DEFENSIVE INVESTMENTS


Under adverse market or economic conditions, the Portfolio could invest for temporary defensive purposes some or all of its assets in money market securities or utilize other investment strategies that may be inconsistent with the Portfolio's principal investment strategy. Temporary defensive instruments generally include U.S. government securities, bank time deposits denominated in the currency of any major nation, commercial paper and repurchase agreements. The Adviser may also invest in these types of securities or hold cash while looking for suitable investment opportunities or to maintain liquidity. Although the Portfolio would employ these measures only in seeking to avoid losses, they could reduce the benefit from an upswing in the market or prevent the Portfolio from meeting its investment objective.


PORTFOLIO TURNOVER

The Portfolio's Adviser will sell a security when it believes it is appropriate to do so, regardless of how long the Portfolio has owned that security. Buying and selling securities generally involves some expense to the Portfolio, such as commissions paid to brokers and other transaction costs. Generally speaking, the higher the Portfolio's annual portfolio turnover rate, the greater its bro-kerage costs. Increased brokerage costs may adversely affect the Portfolio's performance. Annual turnover rate of 100% or more is considered high. The Portfolio generally intends to purchase securities for long-term investment and therefore will have a relatively low turnover rate.

DOWNGRADES IN FIXED INCOME DEBT SECURITIES

Unless required by applicable law, the Portfolio is not required to sell or dispose of any debt security that either loses its rating or has its rating reduced after the Portfolio purchases the security.

MANAGEMENT

The Trust's Board of Trustees is responsible for managing the business affairs of the Trust. The Trustees meet periodically to review the affairs of the Trust and to establish certain guidelines which the Manager and Adviser are expected to follow in implementing the investment policies and objectives of the Trust. The Trustees also review the management of the Portfolio's assets by the Adviser. Information about the Trustees and executive officers of the Trust is contained in the SAI.

THE MANAGER


Met Investors Advisory, LLC (the "Manager"), 5 Park Plaza, Suite 1900, Irvine, California 92614, has overall responsibility for the general management and administration of the Portfolio. The Manager selects and pays the fees of the Adviser for the Portfolio and monitors the Adviser's investment program. The Manager is an affiliate of MetLife.


As compensation for its services to the Portfolio, the Manager receives monthly compensation at an annual rate of a percentage of the average daily net assets of the Portfolio as follows: 0.70% of first $500 million of such assets plus 0.675% of such assets over $500 million up to $1 billion plus 0.60% of such assets over $1 billion.

A discussion regarding the basis of the decision of the Trust's Board of Trustees to approve the Management Agreement with the Manager and the investment advisory agreement with the Adviser will be available in the Portfolio's annual report.

EXPENSE LIMITATION AGREEMENT


In the interest of limiting expenses of the Portfolio until April 30, 2009, the Manager has entered into an expense limitation agreement with the Trust ("Expense Limitation Agreement"). Pursuant to that Expense Limitation Agreement, the Manager has agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses of the Portfolio, other than interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, other extraordinary expenses not incurred in the ordinary course of the Portfolio's business, but including amounts payable pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act, are limited to 0.80%, 1.05% and 0.95% of daily net assets for Class A, Class B and Class E, respectively, shares of the Portfolio.


The Portfolio may at a later date reimburse to the Manager the management fees waived or limited and other expenses assumed and paid by the Manager pursuant to the Expense Limi-tation Agreement provided the Portfolio has reached a sufficient asset size to permit such reimbursement to be made without causing the total annual expense ratio of the Portfolio to exceed the percentage limit stated above. Consequently, no reimbursement by the Portfolio will be made unless: (i) the Portfolio's total annual expense ratio is less than the respective percentages stated above; and (ii) the payment of such reimbursement has been approved by the Trust's Board of Trustees.

The total amount of reimbursement to which the Manager may be entitled will equal, at any time, the sum of (i) all investment management fees previously waived or reduced by the Manager and (ii) all other payments previously remitted by the Manager to the Portfolio during any of the previous five fiscal years, less any reimbursement that the Portfolio has previously paid to the Manager with respect to (a) such investment management fees previously waived or reduced and (b) such other payments previously remitted by the Manager to the Portfolio.

THE ADVISER

Under the terms of the agreement between the Adviser and the Manager, the Adviser will develop a plan for investing the assets of the Portfolio, select the assets to be purchased and sold by the Portfolio, select the broker-dealer or broker-dealers through which the Portfolio will buy and sell its assets, and negotiate the payment of commissions, if any, to those broker-dealers. The Adviser follows the investment policies set by the Manager and the Board of Trustees for the Portfolio. Day-to-day management of the investments in the Portfolio is the responsibility of the Adviser's portfolio managers. The portfolio managers of the Portfolio are indicated below following a brief description of the Adviser. The SAI provides additional information about each portfolio manager's compensation, other accounts managed and the person's ownership of securities in the Portfolio.

The Trust and the Manager have received an exemptive order from the Securities and Exchange Commission that permits the Manager, subject to certain conditions, and without the approval of shareholders to: (a) employ a new unaffiliated investment adviser for the Portfolio pursuant to the terms of a new investment advisory agreement, in each case either as a replacement for an existing Adviser or as an additional Adviser; (b) change the terms of any investment advisory agreement; and (c) continue the employment of an existing Adviser on the same advisory contract terms where a contract has been assigned because of a change in control of the Adviser. In such circumstances, shareholders would receive notice of such action, including the information concerning the new Adviser that normally is provided in a proxy statement.

The Manager pays the Adviser a fee based on the Portfolio's average daily net assets. The Portfolio is not responsible for the fees paid to the Adviser.


LAZARD ASSET MANAGEMENT LLC, 30 Rockefeller Plaza, New York, New York 10112-6300, ("Lazard") serves as the Adviser to the Portfolio. Lazard is a wholly-owned subsidiary of Lazard, Ltd., Clarendon House, 2 Church Street, Hamilton HM 11, Bermuda. Lazard and its global affiliates provide investment management services to client discretionary accounts with assets totaling approximately $126.9 billion as of December 31, 2007. Its clients are both individuals and institutions, some of whose accounts have investment policies similar to those of the Portfolio.

The following individuals are jointly responsible for managing the Portfolio:

  . CHRISTOPHER BLAKE, Managing Director, Portfolio/Analyst. Christopher Blake is a Managing Director of Lazard and a Portfolio Manager/Analyst for the U.S. Mid Cap and Strategic Equity portfolios (including the North American Equity Fund, the brand name of the U.S. Strategic Equity offshore fund). He joined Lazard in 1995. Mr. Blake was a Lazard Research Analyst covering the consumer sector, and beginning in 1996, was a Research Analyst on the U.S. Small Cap team.

  . GARY BUESSER, CFA, Director, Portfolio Manager. He is a Portfolio Manager for the U.S. Mid Cap and Strategic Equity portfolios. Prior to joining the Lazard in 2000, Mr. Buesser worked for Evergreen Funds, SG Cowen, Shearson Lehman Brothers, and Kidder Peabody. He began working in the investment field in 1983.

  . ROBERT A. FAILLA, CFA, Director, Portfolio Manager. Robert Failla is a Senior Vice President of Lazard, and a Portfolio Manager for the U.S. Mid Cap and Strategic Equity portfolios. Prior to joining Lazard in 2003,
     Mr. Failla was associated with AllianceBernstein, where he worked as a Portfolio Manager on a large-cap and all-cap product. He began working in the investment field in 1993.

  . ANDREW LACEY, Deputy Chairman, U.S. and Global Products. Andrew Lacey is a Deputy Chairman of Lazard for U.S. and Global products. He is also a portfolio manager on the U.S. Equity, U.S. Equity Select, U.S. Equity Value, U.S. Mid Cap, and U.S. Strategic products. Mr. Lacey become a full-time member of the equity team in 1996.

PRIOR EXPERIENCE WITH COMPARABLE FUND


The Lazard Mid Cap Portfolio and the Lazard Mid Cap Fund, which is also advised by Lazard, have substantially similar investment objectives, policies, and strategies. Lazard began managing the Portfolio in December 2005. In order to provide you with information regarding the investment capabilities of Lazard, performance information regarding the Lazard Mid Cap Fund is presented. Management fees paid by the Lazard Mid Cap Fund are greater than the fees paid by the Portfolio. If the same level of management fees charged to the Portfolio had been charged to the Lazard Mid Cap Fund, the average annual return during the period would have been higher than the returns set forth below. This result assumes that the current management fee paid by the Lazard Mid Cap Fund, as a percentage of average net assets, applied to all prior periods. Such performance information should not be relied upon as an indication of the future performance of the Portfolio because, among other things, the asset sizes and expenses of Lazard Mid Cap Fund and the Portfolio will vary.

The table below compares the Lazard Mid Cap Fund's average annual compounded total returns for the 1-, 5- and 10-year periods through 12/31/07 with the S&P Mid Cap 400 Index, an unmanaged index which measures the performance of mid-sized companies and covers approximately 7% of the U.S. equities market. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index. The calculations of total return assume the reinvestment of all dividends and capital gain distributions and the deduction of all recurring expenses that were charged to shareholder accounts. These figures do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower.

          Average Annual Total Return as of 12/31/07
-------------------------------------------------------------
                                         1 Year 5 Year 10 Year
---------------------------------------- ------ ------ -------
Lazard Mid Cap Fund--Institutional Class -2.93% 14.38%   9.61%
S&P Mid Cap 400 Index                     7.98% 16.20%  11.19%



DISTRIBUTION PLANS

The Portfolio has adopted for its Class B and Class E shares a plan pursuant to Rule 12b-1 under the 1940 Act (the "Plan") and pursuant to the Plan, entered into a Distribution Agreement with MetLife Investors Distribution Company, located at 5 Park Plaza, Suite 1900, Irvine, California, 92614. MetLife Investors Distribution Company is an affiliate of the Manager, and serves as principal underwriter for the Trust. The Plan permits the use of Trust assets to help finance the distribution of the shares of the Portfolio. Under the Plan, the Trust, on behalf of the Portfolio, is permitted to pay to various service providers up to 0.50% for Class B and up to 0.25% for Class E of the average daily net assets of the Portfolio allocated, as applicable, to Class B and Class E shares as payment for services rendered in connection with the distribution of the shares of the Portfolio. Currently, payments with respect to Class B and Class E shares are limited to 0.25% and 0.15%, respectively, of average net assets, which amount may be increased to the full Plan amount by the Trustees of the Trust without shareholder approval. Because these fees are paid out of Trust assets on an on-going basis, over time these costs will increase the cost of your investment and may cost you more than other types of sales charges.


YOUR INVESTMENT

SHAREHOLDER INFORMATION

The separate accounts of MetLife are the record owners of the Portfolio's shares. Any reference to the shareholder in this Prospectus technically refers to those separate accounts and not to you, the Contract owner. The legal rights of you, the Contract owner, are different from the legal rights of the record owner.

However, MetLife is required to solicit instructions from Contract owners when voting on shareholder issues. Any voting by MetLife as shareholder would therefore reflect the actual votes of Contract owners. Neither the Securities and Exchange Commission nor MetLife requires any specific minimum percentage of Contract owners to vote in order for MetLife to echo vote the remaining unvoted votes. MetLife seeks to obtain a reasonable level of turnout given the particular voting trend. MetLife may use various methods of encouraging Contract owners to vote, including additional solicitations. The practice of echo voting means that a minority of Contract owners may, in practice, determine whether an item passes or fails. Please see "Voting Rights" in the prospectus for the Contracts for more information on your voting rights.

DISCLOSURE OF PORTFOLIO HOLDINGS

Shares of the Trust are offered only to separate accounts of the Insurance Companies. The following information is generally made available on one or more of the Insurance Company websites (including www.metlifeinvestors.com): (i) the ten largest portfolio holdings of the Portfolio; (ii) unless the Adviser has objected, the percentage of the Portfolio's net assets that each of the portfolio holdings represents; and (iii) the percentage of the Portfolio's net assets that these holdings represent in the aggregate. Unless the Adviser has objected, this information is posted on the website as early as on or about the tenth business day following the calendar quarter and no later than on or about the first business day of the second month following the calendar quarter. The Trust may exclude any portion of these holdings from the posting when deemed in the best interest of the Trust. These postings generally remain until replaced by new postings as described above. For these purposes, the Portfolio's ten largest portfolio holdings are not considered to include swaps, futures, or forward currency transactions or transactions transmitted to the Trust's custodian after certain established cut-off times.


A description of the Portfolio's policies and procedures with respect to the disclosure of the Portfolio's portfolio securities is available in the SAI.

DIVIDENDS, DISTRIBUTIONS AND TAXES

DIVIDENDS AND DISTRIBUTIONS

The Portfolio intends to distribute substantially all of its net investment income, if any. The Portfolio distributes its dividends from its net investment income to MetLife's separate accounts at least once a year and not to you, the Contract owner. These distributions are in the form of additional shares and not cash. The result is that the Portfolio's investment performance, including the effect of dividends, is reflected in the cash value of the Contracts. Please see the Contract prospectus for more information.

All net realized long- or short-term capital gains of the Portfolio are also declared once a year and reinvested in the Portfolio.

TAXES

Please see the Contract prospectus for a discussion of the tax impact on you resulting from the income taxes the separate accounts owe as a result of their ownership of the Portfolio's shares and their receipt of dividends and capital gains.

The Portfolio expects to qualify and to continue to qualify as a regulated investment company under Subchapter M of the Code. As qualified, the Portfolio is not subject to federal income tax on that part of its taxable income that it distributes to you. Taxable income consists generally of net investment income, and any capital gains. It is the Portfolio's intention to distribute all such income and gains.

Shares of the Portfolio are currently offered only to the separate accounts of MetLife. Separate accounts are insurance company separate accounts that fund life insurance policies and annuity contracts. Under the Code, an insurance company pays no tax with respect to income of a qualifying separate account when the income is properly allocable to the value of eligible variable annuity or variable life insurance contracts. For a discussion of the taxation of life insurance companies and the separate accounts, as well as the tax treatment of the policies and annuity contracts and the holders thereof, see the discussion of federal income tax considerations included in the prospectus for the Contracts.

Section 817(h) of the Code and the regulations thereunder impose "diversification" requirements on the assets underlying a Contract. The Portfolio intends to maintain diversification which will allow each Contract to satisfy these requirements. These requirements are in addition to the diversification requirements imposed on the Portfolio by Subchapter M and the 1940 Act. Technically, the section 817(h) requirements provide that, with limited exceptions, as of the end of each calendar quarter or within thirty days thereafter no more than 55% of the assets underlying a Contract may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments, and no more than 90% by any four investments. For this purpose, an investment in the Portfolio is treated not as a single investment but as an investment in each asset owned by the Portfolio, so long as shares of the Portfolio are owned only by separate accounts of insurance companies, by qualified pension and retirement plans, and by a limited class of other investors. The Portfolio is and will be so owned. Thus so long as the Portfolio meets the section 817(h) diversification tests, each Contract will also meet those tests. See the prospectus for the Contracts.

The foregoing is only a summary of some of the important federal income tax considerations generally affecting the Portfolio and you; see the SAI for a more detailed discussion. You are urged to consult your tax advisers.

REPORT TO POLICYHOLDERS

The fiscal year of the Portfolio ends on December 31 of each year. The Trust will send to you, at least semi-annually, reports which show the Portfolio's composition and other information. An annual report, with audited information, will be sent to you each year.

SALES AND PURCHASES OF SHARES


The Trust does not sell its shares directly to the public. The Trust continuously sells Class A, Class B and Class E shares of the Portfolio only to the separate accounts of MetLife to fund Contracts. The Trust could also offer shares to other separate accounts of other insurers if approved by the Board of Trustees.


PURCHASE AND REDEMPTION OF SHARES

MetLife Investors Distribution Company is the principal underwriter and distributor of the Trust's shares. MetLife Investors Distribution Company places orders for the purchase or redemption of shares of the Portfolio based on, among other things, the amount of net Contract premiums or purchase payments transferred to the separate accounts, transfers to or from a separate account investment division and benefit payments to be effected on a given date pursuant to the terms of the Contract. Such orders are effected, without sales charge, at the net asset value per share for the Portfolio determined on that same date. The Trust reserves the right to reject or limit all or part of any purchase or exchange order for any reason.

The Portfolio is available as an investment option under a number of different variable insurance products, many of which do not limit the number of transfers among the available underlying funds. A large number of transfers could raise transaction costs for the Portfolio and could require the Adviser to maintain increased cash reserves, which could harm performance in rising markets.

Shares of the Portfolio are sold and redeemed at their net asset value without the imposition of any sales commission or redemption charge. Class A shares are not subject to a Rule 12b-1 fee. Class B and Class E shares are subject to a Rule 12b-1 fee of 0.25% and 0.15%, respectively, of average daily net assets. (However, certain sales or other charges may apply to the Contract, as described in the Contract prospectus.) Under certain circumstances, redemption proceeds may be paid in securities or other property rather than in cash if the Manager determines it is in the best interests of the Trust.


MARKET TIMING

The Trust's Board of Trustees has adopted certain procedures, described below, to discourage certain types of trading in Portfolio shares that may be harmful to long-term investors, specifically (i) trading that is designed to exploit pricing inefficiencies and thereby dilute the returns of long-term investors; or (ii) frequent trading by an investor that generates sufficiently volatile cash flows to be disruptive to a portfolio manager's ability to manage the Portfolio's assets ((i) or (ii), "market timing"). The Trust is not intended for investment by market timers. The Trust does not knowingly accommodate market timing in the Portfolio and, to the Trust's knowledge, there are no arrangements currently in place that are designed to permit any contract owner to engage in market timing. As discussed above, the Trust reserves the right to reject or limit all or part of any purchase or exchange order for any reason.


The Trust requires that the insurance company separate accounts that invest in the Portfolios have in place policies and procedures reasonably designed to detect and deter market timing in the separate accounts by contract owners. In addition, the Manager monitors cashflows of certain Portfolios identified as presenting pricing inefficiencies that could potentially be exploited by market timers, and, with respect to each Portfolio, conducts certain tests to help detect cash outflows or cashflow volatility that may be disruptive to a portfolio manager's ability to manage the Portfolio. If, based on such monitoring, the Manager believes (i) that a Portfolio's cash flows may reflect a pattern of market timing or (ii) that a Portfolio's cash flows may reflect frequent trading that is disruptive to the management of the Portfolio and it is appropriate given the context of the cash flow volatility (e.g., type of Portfolio, amount of assets), the Manager will refer the matter to the appropriate insurance company or companies.

Further, in accordance with Rule 22c-2 under the 1940 Act, the Trust has contracted with insurance separate accounts to enable it to request and receive information regarding transactions in the shares of the of the Trust's Portfolios and limit transactions that violate the Trust's policies on market timing.


If the Trust finds that any insurance company has in place inadequate policies and procedures, with respect to a particular separate account, to detect and deter market timing in Portfolio shares and there is evidence of market timing in that separate account, the Trust or any of its Portfolios may be discontinued as an investment option of that separate account. In such an event, all contract owners of such separate account would no longer be able to make new investments in the Trust or any of its Portfolios. The Trust reserves the right to modify this policy, including any procedures established from time to time to effectuate this policy, at any time without notice.

LIMITATIONS ON THE TRUST'S ABILITY TO DETECT AND DETER MARKET TIMING

The Portfolio is available as an investment option under a number of different variable insurance products. Owners of these variable insurance products transfer value among sub-accounts of the insurance company separate accounts by contacting the insurance companies. The resulting purchases and redemptions of Portfolio shares are made through omnibus accounts of the insurance companies. The right of an owner of such a variable insurance product to transfer among sub-accounts is governed by a contract between the insurance company and such owner. Many of these contracts do not limit the number of transfers among the available underlying funds that a contract owner may make. The terms of these contracts, the presence of financial intermediaries (including the insurance companies) between the Trust and contract owners, the utilization of omnibus accounts by these intermediaries and other factors such as state insurance laws may limit the Trust's ability to detect and deter market timing. Multiple tiers of such financial intermediaries may further compound the Trust's difficulty in detecting and deterring such market timing activities.

RISKS ASSOCIATED WITH MARKET TIMING GENERALLY

While the Trust will try to detect and deter market timing by utilizing the procedures described above, these procedures may not be successful in identifying or deterring market timing. By realizing profits through short-term trading, contract owners that engage in market timing activities may dilute the value of shares held by long-term investors. Cashflow volatility resulting from frequent trading of Portfolio shares, especially involving large dollar amounts, may disrupt a portfolio manager's ability to manage the Portfolio's assets. Frequent trading may be disruptive if it makes it difficult for the Portfolio to implement its long-term investment strategies, for example by causing the Portfolio to maintain a higher level of its assets in cash to accommodate such frequent trading. Frequent trading may also be disruptive if it forces the Portfolio to sell portfolio securities at inopportune times to raise cash to accommodate such trading activity. In addition, frequent trading may cause the Portfolio to incur increased expenses. For example, as a result of such frequent trading, the Portfolio may be forced to liquidate investments and thereby incur increased brokerage costs. All of these factors may adversely affect Portfolio performance.

Associated with an investment in the Portfolio that itself invests in securities that are, for example, thinly traded, traded infrequently, or relatively less liquid is the risk that the current market price for the securities may not accurately reflect current market values. A market timer may seek to engage in strategies designed to take advantage of these pricing differences ("price arbitrage") and thereby dilute the returns of long-term investors. Portfolios that may be adversely affected by price arbitrage include those Portfolios that significantly invest in small cap equity securities and in certain fixed-income securities, such as high yield bonds.

A Portfolio that invests significantly in foreign securities may be particularly susceptible to strategies designed to exploit pricing inefficiencies. This is because foreign securities are typically traded on markets that close well before the time the Portfolio calculates its net asset value (typically at 4:00 p.m. Eastern Time), which gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities. The time zone differences among international stock markets can allow a market timer engaging in certain strategies to exploit differences in Portfolio share prices that are based on closing prices of foreign securities established some time before the Portfolio calculates its own share price (a type of price arbitrage referred to as "time zone arbitrage"). As discussed more fully below, the Trust has procedures, referred to as fair value pricing, that allow the Trust to adjust closing market prices of foreign securities to reflect what is believed to be the fair value of those securities at the time the Portfolio calculates its net asset value. While there is no assurance, the Portfolio expects that the use of fair value pricing will reduce a market timer's ability to engage in time zone arbitrage to the detriment of Portfolio shareholders.

VALUATION OF SHARES


The Portfolio's net asset value ("NAV") per share is ordinarily determined once daily, as of the close of the regular session of business on the New York Stock Exchange (NYSE) (usually at 4:00 p.m., Eastern Time), on each day the NYSE is open. To the extent that the Portfolio's assets are traded in other markets when the NYSE is closed, the value of the Portfolio's assets may be effected on days when the Trust is not open for business. In addition, trading in some of the Portfolio's assets may not occur when the Trust is open for business.

NAV of a Portfolio share is computed by dividing the value of the net assets of the Portfolio by the total number of shares outstanding in the Portfolio. Share prices for any transaction are those next calculated after receipt of an order.


Except for money market instruments maturing in 60 days or less and foreign securities as discussed below, securities held by the Portfolio are valued at market value. If market values are not readily available, or if available market quotations are not reliable, securities are priced at their fair value as determined by the Valuation Committee of the Trust's Board of Trustees using procedures approved by the Board of Trustees. The Portfolio may use fair value pricing if the value of a security has been materially affected by events occurring before the Portfolio's calculation of NAV but after the close of the primary markets on which the security is traded. The Portfolio may also use fair value pricing if reliable market quotations are unavailable due to infrequent trading or if trading in a particular security was halted during the day and did not resume prior to the Portfolio's calculation of NAV. The use of fair value pricing has the effect of valuing a security based upon the price the Portfolio might reasonably expect to receive if it sold that security but does not guarantee that the security can be sold at the fair value price. Further, because of the inherent uncertainty of fair valuation, a fair valuation price may differ significantly from the value that would have been used had a ready market for the investment existed, and these differences could be material. With respect to any portion of the Portfolio's assets that is invested in other open-end investment companies, that portion of the Portfolio's NAV is calculated based on the NAV of that investment company. The prospectus for the other investment company explains the circumstances and effects of fair value pricing for that investment company.

The Portfolio has retained a third party pricing service to automatically fair value each of its investments that is traded principally on a foreign exchange or market, subject to adjustment by the Trust's Valuation Committee. The Valuation Committee will regularly monitor and review the services provided by the pricing service to the Portfolio and periodically report to the Board on the pricing services' performance.

Money market instruments maturing in 60 days or less are valued on the amortized cost basis.

FINANCIAL HIGHLIGHTS


The following financial highlights table is intended to help you understand the Portfolio's Class A, Class B and Class E shares financial performance for the past five years. Certain information reflects financial results for a single Portfolio share. Total return in the table shows how much an investment in the Portfolio would have increased (or decreased) during each period (assuming reinvestment of all dividends and distributions). The information has been audited by Deloitte & Touche LLP, whose report is included in the Annual Report of the Portfolio, which is available upon request.

                                                       LAZARD MID CAP PORTFOLIO



                                                         FOR THE YEARS ENDED DECEMBER 31,
                                                      ---------------------------------------
CLASS A                                               2007(A) 2006(A) 2005(A) 2004(A) 2003(A)
---------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                   $13.74 $13.65  $14.13  $12.33   $9.85
                                                      ------- ------  ------  ------  ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                    0.13   0.10    0.04    0.08    0.01
NET REALIZED AND UNREALIZED GAINS (LOSSES)             (0.33)   1.75    1.16    1.72    2.58
                                                      ------- ------  ------  ------  ------
TOTAL FROM INVESTMENT OPERATIONS                       (0.20)   1.85    1.20    1.80    2.59
                                                      ------- ------  ------  ------  ------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                   (0.09) (0.08)  (0.06)      --  (0.01)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS          (1.28) (1.68)  (1.62)      --  (0.10)
                                                      ------- ------  ------  ------  ------
TOTAL DISTRIBUTIONS                                    (1.37) (1.76)  (1.68)      --  (0.11)
                                                      ------- ------  ------  ------  ------
NET ASSET VALUE, END OF PERIOD                         $12.17 $13.74  $13.65  $14.13  $12.33
                                                      ------- ------  ------  ------  ------
TOTAL RETURN                                          (2.47)% 14.87%   8.40%  14.60%  26.42%
                                                      ------- ------  ------  ------  ------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                $550.8 $312.2   $89.0   $58.8    $4.5
RATIOS TO AVERAGE NET ASSETS(1):

EXPENSES**                                              0.75%  0.77%   0.79%   0.85%   0.93%
NET INVESTMENT INCOME                                   0.96%  0.76%   0.63%   0.59%   0.10%
PORTFOLIO TURNOVER RATE                                 89.9%  65.4%  170.0%   90.7%   36.2%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                0.76%  0.80%   0.82%  0.83%*  0.96%*
RATIO OF EXPENSES TO AVERAGE NET ASSETS AFTER BROKER
REBATES:**                                                N/A    N/A     N/A     N/A   0.92%

--------------------------------------------------------------------------------

* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
** Prior to 05/01/2003, broker rebates were excluded from the calculation of the expense limitation.
N/A Not applicable
(a) Net investment income per share was calculated using average shares outstanding.

  LAZARD MID CAP PORTFOLIO



                                                          FOR THE YEARS ENDED DECEMBER 31,
                                                      -----------------------------------------
CLASS B                                               2007(A) 2006(A) 2005(A) 2004(A)  2003(A)
-----------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                   $13.65 $13.57  $14.05  $12.29      $9.83
                                                      ------- ------  ------  ------  ---------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME (LOSS)                             0.09   0.06    0.05    0.02     (0.01)
NET REALIZED AND UNREALIZED GAINS (LOSSES)             (0.31)   1.74    1.10    1.74       2.57
                                                      ------- ------  ------  ------  ---------
TOTAL FROM INVESTMENT OPERATIONS                       (0.22)   1.80    1.15    1.76       2.56
                                                      ------- ------  ------  ------  ---------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                   (0.05) (0.04)  (0.01)      --  (0.00)(b)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS          (1.28) (1.68)  (1.62)      --     (0.10)
                                                      ------- ------  ------  ------  ---------
TOTAL DISTRIBUTIONS                                    (1.33) (1.72)  (1.63)      --     (0.10)
                                                      ------- ------  ------  ------  ---------
NET ASSET VALUE, END OF PERIOD                         $12.10 $13.65  $13.57  $14.05     $12.29
                                                      ------- ------  ------  ------  ---------
TOTAL RETURN                                          (2.71)% 14.67%   8.06%  14.32%     26.03%
                                                      ------- ------  ------  ------  ---------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                $243.6 $216.8  $200.4  $211.0     $211.8
RATIOS TO AVERAGE NET ASSETS(1):

EXPENSES**                                              0.99%  1.02%   1.03%   1.08%      1.19%
NET INVESTMENT INCOME (LOSS)                            0.67%  0.48%   0.38%   0.16%    (0.08)%
PORTFOLIO TURNOVER RATE                                 89.9%  65.4%  170.0%   90.7%      36.2%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                1.00%  1.05%   1.07%  1.03%*     1.15%*
RATIO OF EXPENSES TO AVERAGE NET ASSETS AFTER BROKER
REBATES:**                                                N/A    N/A     N/A     N/A      1.19%

--------------------------------------------------------------------------------
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.

** Prior to 05/01/2003, broker rebates were excluded from the calculation of the expense limitation.

N/A Not applicable
(a) Net investment income (loss) per share was calculated using average shares outstanding.
(b) Rounds to less than $0.005 per share.

                                                       LAZARD MID CAP PORTFOLIO



                                                          FOR THE YEARS ENDED DECEMBER 31,
                                                      -----------------------------------------
CLASS E                                               2007(A) 2006(A) 2005(A) 2004(A)  2003(A)
-----------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                   $13.69 $13.61  $14.10  $12.32      $9.84
                                                      ------- ------  ------  ------  ---------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                    0.10   0.08    0.07    0.04    0.00(b)
NET REALIZED AND UNREALIZED GAINS (LOSSES)             (0.31)   1.74    1.10    1.74       2.58
                                                      ------- ------  ------  ------  ---------
TOTAL FROM INVESTMENT OPERATIONS                       (0.21)   1.82    1.17    1.78       2.58
                                                      ------- ------  ------  ------  ---------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                   (0.07) (0.06)  (0.04)      --  (0.00)(b)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS          (1.28) (1.68)  (1.62)      --     (0.10)
                                                      ------- ------  ------  ------  ---------
TOTAL DISTRIBUTIONS                                    (1.35) (1.74)  (1.66)      --     (0.10)
                                                      ------- ------  ------  ------  ---------
NET ASSET VALUE, END OF PERIOD                         $12.13 $13.69  $13.61  $14.10     $12.32
                                                      ------- ------  ------  ------  ---------
TOTAL RETURN                                          (2.64)% 14.74%   8.23%  14.45%     26.35%
                                                      ------- ------  ------  ------  ---------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                 $38.2  $36.0   $32.6   $30.5      $19.8
RATIOS TO AVERAGE NET ASSETS(1):

EXPENSES**                                              0.89%  0.93%   0.93%   0.98%      1.09%
NET INVESTMENT INCOME                                   0.76%  0.58%   0.49%   0.29%      0.02%
PORTFOLIO TURNOVER RATE                                 89.9%  65.4%  170.0%   90.7%      36.2%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                0.90%  0.95%   0.97%  0.94%*     1.07%*
RATIO OF EXPENSES TO AVERAGE NET ASSETS AFTER BROKER
REBATES:**                                                N/A    N/A     N/A     N/A      1.08%

--------------------------------------------------------------------------------
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.

** Prior to 05/01/2003, broker rebates were excluded from the calculation of the expense limitation.

N/A Not applicable.
(a) Net investment income per share was calculated using average shares outstanding.

(b) Rounds to less than $0.005 per share.

FOR MORE INFORMATION

If you would like more information about the Portfolio, the following documents are available to you free upon request:

ANNUAL/SEMI-ANNUAL REPORTS

Contain additional information about the Portfolio's performance. In the Portfolio's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION ("SAI")

Provides a fuller technical and legal description of the Portfolio's policies, investment restrictions, and business structure. The SAI is legally considered to be a part of this Prospectus.

IF YOU WOULD LIKE A COPY OF THE CURRENT VERSIONS OF THESE DOCUMENTS, OR OTHER INFORMATION ABOUT THE PORTFOLIO, CONTACT:

                          MET INVESTORS SERIES TRUST
                           5 PARK PLAZA, SUITE 1900
                           IRVINE, CALIFORNIA 92614

                                1-800-848-3854

Free copies of the SAI and Annual and Semi-Annual Reports are available at the following website: www.metlifeinvestors.com

Information about the Portfolio, including the Annual and Semi-annual Reports and SAI, may also be obtained from the Securities and Exchange Commission ("SEC"):

[_] IN PERSONReview and copy documents in the SEC's Public Reference Room in
             Washington, D.C. (for information call 202-551-8090).

[_] ON LINE  Retrieve information from the EDGAR database on the SEC's web site at: http://www.sec.gov.

[_] BY MAIL  Request documents, upon payment of a duplicating fee, by writing to SEC, Public Reference Section, Washington, D.C. 20549 or by e-mailing the SEC at publicinfo@sec.gov.

                             SEC FILE # 811-10183

                                 MET INVESTORS
                            S E R I E S   T R U S T


                 Legg Mason Partners Managed Assets Portfolio

                                Class A Shares

                                __PROSPECTUS__


                                APRIL 28, 2008



Like all securities, these securities have not been approved or disapproved by the
    Securities and Exchange Commission, nor has the Securities and Exchange
      Commission passed upon the accuracy or adequacy of this Prospectus.
           Any representation to the contrary is a criminal offense.

                           ____TABLE OF CONTENTS____


                                                              PAGE

          INTRODUCTION                                         3
             Understanding the Trust                           3
             Understanding the Portfolio                       3

          THE PORTFOLIO                                        4

            INVESTMENT SUMMARY                                 4
             Legg Mason Partners Managed Assets Portfolio      5

            ADDITIONAL INVESTMENT STRATEGIES                   12
            MANAGEMENT                                         19
             The Manager                                       19
             The Advisers                                      19

          YOUR INVESTMENT                                      22
             Shareholder Information                           22
             Dividends, Distributions and Taxes                22
             Sales and Purchases of Shares                     24

          FINANCIAL HIGHLIGHTS                                 28

          FOR MORE INFORMATION                             Back Cover

INTRODUCTION

UNDERSTANDING THE TRUST


Met Investors Series Trust (the "Trust") is an open-end management investment company that offers a selection of fifty-two managed investment portfolios or mutual funds. Only one of these portfolios is offered through this Prospectus (the "Portfolio"). Please see the Investment Summary section of this Prospectus for specific information on the Portfolio.


  INVESTING THROUGH A VARIABLE INSURANCE CONTRACT

  Class A shares of the Portfolio are currently only sold to separate accounts of Metropolitan Life Insurance Company and certain of its affiliates (collectively, "MetLife" or the "Insurance Companies") to fund the benefits under certain individual flexible premium variable life insurance policies and individual and group variable annuity contracts (collectively, "Contracts"). As a Contract owner, your premium payments are allocated to the Portfolio in accordance with your Contract.

  Please read this Prospectus carefully. It provides information to assist you in your decision. If you would like additional information about the Portfolio, please request a copy of the Statement of Additional Information ("SAI"). For details about how to obtain a copy of the SAI and other reports and information, see the back cover of this Prospectus. The SAI is incorporated by reference into this Prospectus.

  The Portfolio's name and investment objective are very similar to a certain publicly available mutual fund that is managed by the same investment adviser. The Portfolio in this Prospectus is not that publicly available mutual fund and will not have the same performance. Different performance will result from such factors as different implementation of investment policies, different investment restrictions, different cash flows into and out of the Portfolio, different fees and expenses, and different asset sizes.

UNDERSTANDING THE PORTFOLIO

After this Introduction you will find an Investment Summary for the Portfolio. The Investment Summary presents important facts about the Portfolio, including information about its investment objective, principal investment strategy, primary risks, fees and expenses and past performance.


 PLEASE SEE THE CONTRACT PROSPECTUS FOR A DETAILED EXPLANATION OF YOUR CONTRACT.

                                 THE PORTFOLIO


 THE PORTFOLIO IN THIS PROSPECTUS IS A MUTUAL FUND: A POOLED INVESTMENT THAT IS PROFESSIONALLY MANAGED AND THAT GIVES YOU THE OPPORTUNITY TO PARTICIPATE IN FINANCIAL MARKETS. THE PORTFOLIO STRIVES TO REACH ITS STATED INVESTMENT OBJECTIVE, WHICH CAN BE CHANGED WITHOUT SHAREHOLDER APPROVAL. AS WITH ALL MUTUAL FUNDS, THERE IS NO GUARANTEE THAT THE PORTFOLIO WILL ACHIEVE ITS INVESTMENT OBJECTIVE.


 THE PORTFOLIO'S ADVISER MAY SELL A PORTFOLIO SECURITY WHEN THE VALUE OF THE INVESTMENT REACHES OR EXCEEDS ITS ESTIMATED FAIR VALUE, TO TAKE ADVANTAGE OF MORE ATTRACTIVE INVESTMENT OPPORTUNITIES, WHEN THE ISSUER'S INVESTMENT FUNDAMENTALS BEGIN TO DETERIORATE, WHEN THE PORTFOLIO MUST MEET REDEMPTIONS, OR FOR OTHER INVESTMENT REASONS.


INVESTMENT SUMMARY

The Portfolio summary discusses the following:

    INVESTMENT OBJECTIVE
    What is the Portfolio's investment goal?

    PRINCIPAL INVESTMENT STRATEGY
    How does the Portfolio attempt to achieve its investment goal? What types of investments does it contain? What style of investing and investment philosophy does it follow?

    PRIMARY RISKS
    What are the specific risks of investing in the Portfolio?

    PAST PERFORMANCE
    How well has the Portfolio performed over time?

    FEES AND EXPENSES
    What is the cost of investing in the Portfolio?

In addition to its principal investment strategy, the Portfolio may invest in various types of securities and engage in various investment techniques and practices which are not the principal focus of the Portfolio and therefore are not described in the Investment Summary section of the Prospectus. These other securities and investment techniques and practices in which the Portfolio may engage, together with their risks, are briefly discussed in "Additional Investment Strategies" in this Prospectus.

The SAI provides more detailed information regarding the various types of securities that the Portfolio may purchase and certain investment techniques and practices of its Adviser.

The Contracts may be sold by banks. AN INVESTMENT IN THE PORTFOLIO THROUGH A CONTRACT IS NOT A DEPOSIT OR OBLIGATION OF, OR GUARANTEED BY, ANY BANK, AND IS NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY OF THE U.S. GOVERNMENT.

                 LEGG MASON PARTNERS MANAGED ASSETS PORTFOLIO

INVESTMENT OBJECTIVE:

High total return.

PRINCIPAL INVESTMENT STRATEGY:

The Portfolio's investment policy is to allocate investments among asset classes providing for capital growth, capital stability, and income. Assets are allocated to stocks and fixed-income securities based upon a risk/return analysis. If risk/return characteristics of each asset class are neutral to the other asset classes, the Portfolio's assets will be invested 60% in stocks and 40% in fixed-income securities.

Batterymarch Financial Management, Inc. is the Adviser for the equity portion of the Portfolio and selects stocks with a screening process. The equity portion of the Portfolio invests primarily in stocks of large U.S. companies representing a wide range of industries. The Adviser uses a bottom-up, quantitative strategy based on fundamental principles. The stock selection process runs daily, ranking the relative attractiveness of liquid stocks across six dimensions: cash flow, earnings growth, expectations, value, technical and corporate signals. The process is customized by sector, and all stocks are ranked on a sector-neutral basis. The Portfolio will be managed with stringent risk control, cost-efficient trading and limited tracking error.

The Portfolio may invest up to 20% of its assets in foreign equity securities.

ClearBridge Advisors, LLC acts as Adviser for the convertible securities portion of the Portfolio.

Western Asset Management Company acts as Adviser for the fixed income portion of the Portfolio. The Portfolio emphasizes diversification, the use of multiple strategies and identification of long-term trends. The three key factors that determine the allocation decisions for the Portfolio's investments in fixed income securities are: the construction of an outlook for fundamental economic activity; the review of historical yield spreads on corporate debt versus U.S. Treasuries and the evaluation of changes in credit quality and its impact on prices. The fixed income portion of the Portfolio is primarily invested in U.S. dollar-denominated fixed income securities and other debt instruments of U.S. and foreign entities, including corporate bonds, securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, mortgage-backed assets and money market instruments.

The Portfolio may invest up to 15% of its assets in credit default swaps.


Legg Mason Global Asset Allocation, LLC acts as Adviser for the asset allocation of the Portfolio's assets. The Adviser is responsible for evaluating the risk/return characteristics of each asset class, establishing a tactical asset allocation overlay with regard to the neutral allocation, monitoring the current asset allocation position of the Portfolio, and rebalancing the Portfolio to its tactical targets when necessary.

The Adviser periodically adjusts the tactical targets of the asset classes based upon the Adviser's outlook for the equity and bond markets in general and the performance outlook for the underlying portfolios. In assessing the equity and fixed income markets, the Adviser considers a broad range of market and economic trends and quantitative factors. In addition to the Adviser's tactical overlay, the performance of the underlying portfolios will influence their weighting in the Portfolio.

PRIMARY RISKS:

The value of your investment in the Portfolio may be affected by one or more of the following risks, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate. Please note that there are many other circumstances that could adversely affect your investment and prevent the Portfolio from reaching its objective, which are not described here.


MARKET RISK. The Portfolio's share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including disappointing corporate earnings, adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or a company may deteriorate. In addition, an assessment by the Portfolio's Adviser of particular companies may prove incorrect, resulting in losses or poor performance by those holdings, even in a rising market. The Portfolio could also miss attractive investment opportunities if its Adviser underweights markets or industries where there are significant returns, and could lose value if the Adviser overweights markets or industries where there are significant declines.


INTEREST RATE RISK. The values of debt securities are subject to change when prevailing interest rates change. When interest rates go up, the value of debt securities and certain dividend paying stocks tends to fall. If your Portfolio invests a significant portion of its assets in debt securities or stocks purchased primarily for dividend income and interest rates rise, then the value of your investment may decline. Alternatively, when interest rates go down, the value of debt securities and certain dividend paying stocks may rise.

Interest rate risk will affect the price of a fixed income security more if the security has a longer maturity because changes in interest rates are increasingly difficult to predict over longer periods of time. Fixed income securities with longer maturities will therefore be more volatile than other fixed income securities with shorter maturities. Conversely, fixed income securities with shorter maturities will be less volatile but generally provide lower returns than fixed income securities with longer maturities. The average maturity and duration of the Portfolio's fixed income investments will affect the volatility of the Portfolio's share price.

CREDIT RISK. The value of debt securities is directly affected by an issuer's ability to pay principal and interest on time. If your Portfolio invests in debt securities, the value of your investment may be adversely affected when an issuer fails to pay an obligation on a timely basis. The Portfolio may also be subject to credit risk to the extent it engages in transactions, such as securities loans, repurchase agreements or certain derivatives, which involve a promise by a third party to honor an obligation to the Portfolio. Such third party may be unwilling or unable to honor its financial obligations.

FOREIGN INVESTMENT RISK. Investments in foreign securities involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject:

  . These risks may include the seizure by the government of company assets, excessive taxation, withholding taxes on dividends and interest, limitations on the use or transfer of portfolio assets, and political or social instability.

  . Enforcing legal rights may be difficult, costly and slow in foreign countries, and there may be special problems enforcing claims against foreign governments.

  . Foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there may be less public information about their operations.

  .  Foreign markets may be less liquid and more volatile than U.S. markets.

  . Foreign securities often trade in currencies other than the U.S. dollar, and the Portfolio may directly hold foreign currencies and purchase and sell foreign currencies. Changes in currency exchange rates will affect the Portfolio's net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of foreign securities. An increase in the strength of the U.S. dollar relative to these other currencies may cause the value of the Portfolio to decline. Certain foreign currencies may be particularly volatile, and foreign governments may intervene in the currency markets, causing a decline in value or liquidity of the Portfolio's foreign currency or securities holdings.

  . Costs of buying, selling and holding foreign securities, including brokerage, tax and custody costs, may be higher than those involved in domestic transactions.

MARKET CAPITALIZATION RISK. Stocks fall into three broad market capitalization categories--large, medium and small. Investing primarily in one category carries the risk that due to current market conditions that category may be out of favor. If valuations of large capitalization companies appear to be greatly out of proportion to the valuations of small or medium capitalization companies, investors may migrate to the stocks of small and mid-sized companies causing a Portfolio that invests in these companies to increase in value more rapidly than a Portfolio that invests in larger, fully-valued companies. Larger more established companies may also be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion. Investing in medium and small capitalization companies may be subject to special risks associated with narrower product lines, more limited financial resources, smaller management groups, and a more limited trading market for their stocks as compared with larger companies. Securities of smaller capitalization issuers may therefore be subject to greater price volatility and may decline more significantly in market downturns than securities of larger companies. In some cases, these companies may be relatively new issuers (I.E., those having continuous operation histories of less than three years) which carries other risks in addition to the risks of other medium and small capitalization companies. New issuers may be more speculative because such companies are relatively unseasoned. These companies will often be involved in the development or marketing of a new product with no established market, which could lead to significant losses.

INVESTMENT STYLE RISK. Different investment styles tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. The Portfolio may outperform or underperform other funds that employ a different investment style. The Portfolio may also employ a combination of styles that impact its risk characteristics. Examples of different investment styles include growth and value investing. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's growth of earnings potential. Also, since growth companies usually invest a high portion of earnings in their business, growth stocks may lack the dividends of some value stocks that can cushion stock prices in a falling market. Growth oriented funds will typically underperform when value investing is in favor. Value stocks are those which are undervalued in comparison to their peers due to adverse business developments or other factors. Value investing carries the risk that the market will not recognize a security's inherent value for a long time, or that a stock judged to be undervalued may actually be appropriately priced or overvalued. Value oriented funds will typically underperform when growth investing is in favor.

PORTFOLIO ALLOCATION RISK. There is the risk that the Adviser's allocation and reallocation of Portfolio assets among asset classes may not produce the desired results.

MORTGAGE-RELATED SECURITIES RISK. Mortgage-related securities may be issued or guaranteed by the U.S. Government, its agencies or instrumentalities or may be issued by private issuers and as such are not guaranteed by the U.S. Government, its agencies or instrumentalities. Like other debt securities, changes in interest rates generally affect the value of a mortgage-backed security. Additionally, some mortgage-backed securities may be structured so that they may be particularly sensitive to interest rates.

Investments in mortgage-related securities are also subject to special risks of prepayment. Prepayment risk occurs when the issuer of a security can prepay the principal prior to the security's maturity. Securities subject to prepayment risk, including the collateralized mortgage obligations and other mortgage-related securities that the Portfolio can buy, generally offer less potential for gains when prevailing interest rates decline, and have greater potential for loss when interest rates rise depending upon the coupon of the underlying securities. The impact of prepayments on the price of a security may be difficult to predict and may increase the volatility of the price. In addition, early repayment of mortgages underlying these securities may expose the Portfolio to a lower rate of return when it reinvests the principal. Further, the Portfolio may buy mortgage-related securities at a premium. Accelerated prepayments on those securities could cause the Portfolio to lose a portion of its principal investment represented by the premium the Portfolio paid.

If interest rates rise rapidly, prepayments may occur at slower rates than expected, which could have the effect of lengthening the expected maturity of a short- or medium-term security. That could cause its value to fluctuate more widely in response to changes in interest rates. In turn, this could cause the value of the Portfolio's shares to fluctuate more.

CREDIT DEFAULT SWAP RISK. The use of credit default transactions is a highly specialized activity that involves investment techniques and risks that are different from those associated with ordinary portfolio securities transactions. If the Adviser is incorrect in its forecasts of the interest rates, currency exchange rates or market values or its assessments of the credit risks, relevant to these transactions that it enters, the investment performance of the Portfolio may be less favorable than it would have been if the Portfolio had not entered into them.

Because these arrangements are bi-lateral agreements between the Portfolio and its counterparty, each party is exposed to the risk of default by the other. In addition, they may involve a small investment of cash compared to the risk assumed with the result that small changes may produce disproportionate and substantial gains or losses to the Portfolio. However, the Portfolio's obligations under swap agreements generally are collateralized by cash or government securities based on the amount by which the value of the payments that the Portfolio is required to pay exceed the value of the payments that its counterparty is required to make. The Portfolio segregates liquid assets equal to any difference between that excess and the amount of collateral that they are required to provide. Conversely, the Portfolio requires their counterparties to provide collateral on a comparable basis except in those instances in which the Adviser is satisfied with the claims paying ability of the counterparty without such collateral.

PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.


The performance shown below is the performance of the Portfolio's Class A shares, the Portfolio's only Class outstanding on April 30, 2008. The historical performance shown for the Portfolio's Class A shares prior to May 1, 2006 is the performance of the Portfolio's predecessor fund managed by entities which became affiliates of the Advisers in December 2005 using the same investment objective and similar investment strategies as the Portfolio. The assets of the Managed Assets Trust were transferred to the Portfolio on May 1, 2006.


The bar chart below shows you the performance of the Portfolio's Class A shares for the last ten calendar years and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart.

            Year-by-Year Total Return as of 12/31 of Each Year

                                    [CHART]


 1998    1999    2000    2001    2002    2003    2004    2005    2006    2007
 ----    ----    ----    ----    ----    ----    ----    ----    ----    ----
21.44%  14.22%  -1.62%  -5.08%  -8.60%  21.98%   9.44%   3.84%  10.81%   6.34%

High Quarter: 4th - 1998  +14.10%
Low Quarter : 3rd - 2001   -8.45%



 PORTFOLIO MANAGEMENT:


..  Batterymarch Financial Management, Inc. see page 20

..  Western Asset Management Company see page 21

..  ClearBridge Advisors, LLC see page 20

..  Legg Mason Global Asset Allocation, LLC see page 21

..  For financial highlights see page 28

The table below compares the Portfolio's Class A shares' average annual compounded total returns for the 1-, 5- and 10-year periods through 12/31/07 with the S&P 500 Index, a widely recognized unmanaged index that measures the stock performance of 500 large- and medium-sized companies and is often used to indicate the performance of the overall stock market and the Lehman Government/Credit Bond Index ("Lehman Gov't/Credit Bond Index"), an unmanaged index representing the long-term investment grade U.S. bond market. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.



  Average Annual Total Return as of 12/31/07
---------------------------------------------  -
                         1 Year 5 Year 10 Year
------------------------ ------ ------ -------
Class A                   6.34% 10.31%  6.82%
Lehman Gov't/Credit Bond
 Index                    7.25%  4.44%  6.01%
S&P 500 Index             5.49% 12.83%  5.91%


FEES AND EXPENSES:


The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2007 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE


Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)


                                          Class A
-------------------------------------------------
Management Fee                             0.50%
-------------------------------------------------
12b-1 Fees                                 None
-------------------------------------------------
Other Expenses                             0.12%
-------------------------------------------------
Total Annual Portfolio Operating Expenses  0.62%
-------------------------------------------------

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.


The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.


EXAMPLE OF PORTFOLIO EXPENSES


         Class A
----------------
1 Year    $ 64
----------------
3 Years   $199
----------------
5 Years   $347
----------------
10 Years  $776
----------------

ADDITIONAL INVESTMENT STRATEGIES

In addition to the principal investment strategies discussed in the Portfolio's Investment Summary, the Portfolio may at times invest a portion of its assets in the investment strategies and may engage in certain investment techniques as described below. The SAI provides a more detailed discussion of certain of these and other securities and indicates if the Portfolio is subject to any limitations with respect to a particular investment strategy. These strategies and techniques may involve risks. PLEASE NOTE THAT SOME OF THESE STRATEGIES MAY BE A PRINCIPAL INVESTMENT STRATEGY FOR THE PORTFOLIO AND CONSEQUENTLY ARE ALSO DESCRIBED IN THE PORTFOLIO'S INVESTMENT SUMMARY. The Portfolio is not limited by this discussion and may invest in other types of securities not precluded by the policies discussed elsewhere in this Prospectus.

BRADY BONDS. Brady Bonds are collateralized or uncollateralized fixed income securities created through the exchange of existing commercial bank loans to public and private entities in certain emerging markets for new bonds in connection with debt restructurings. Brady Bonds have been issued only in the last decade and, accordingly do not have a long payment history. These securities are subject to credit risk and interest rate risk.

COLLATERALIZED MORTGAGE OBLIGATIONS (CMOS). CMOs are fixed income securities secured by mortgage loans and other mortgage-backed securities and are generally considered to be derivatives. CMOs may be issued or guaranteed by the U.S. Government or its agencies or instrumentalities or collateralized by a portfolio of mortgages or mortgage-related securities guaranteed by such an agency or instrumentality or may be non-U.S. Government guaranteed.

CMOs carry general fixed income securities risks, such as credit risk and interest rate risk, and risks associated with mortgage-backed securities, including prepayment risk, which is the risk that the underlying mortgages or other debt may be refinanced or paid off prior to their maturities during periods of declining interest rates. In that case, an Adviser may have to reinvest the proceeds from the securities at a lower rate. Potential market gains on a security subject to prepayment risk may be more limited than potential market gains on a comparable security that is not subject to prepayment risk.

CONVERTIBLE SECURITIES. Convertible securities are preferred stocks or bonds that pay a fixed dividend or interest payment and are convertible into common stock at a specified price or conversion ratio.

Traditionally, convertible securities have paid dividends or interest rates higher than common stocks but lower than nonconvertible securities. They generally participate in the appreciation or depreciation of the underlying stock into which they are convertible, but to a lesser degree. These securities are also subject to market risk, interest rate risk and credit risk.

DIRECT PARTICIPATION IN CORPORATE LOANS. By purchasing a loan, the Portfolio acquires some or all of the interest of a bank or other lending institution in a loan to a corporate borrower. Many such loans are secured, and most impose restrictive covenants which must be met by the borrower. These loans are made generally to finance internal growth, mergers, acquisitions, stock repurchases, leveraged buy-outs and other corporate activities. Such loans may be in default at the time of purchase. The Portfolio may also purchase trade or other claims against companies, which generally represent money owed by the company to a supplier of goods or services. These claims may also be purchased at a time when the company is in default. Certain of the loans acquired by the Portfolio may involve revolving credit facilities or other standby financing commitments which obligate the Portfolio to pay additional cash on a certain date or on demand.

The highly leveraged nature of many such loans may make such loans especially vulnerable to adverse changes in economic or market conditions. Loans and other direct investments may not be in the form of securities or may be subject to restrictions on transfer, and only limited opportunities may exist to resell such instruments. As a result, the Portfolio may be unable to sell such investments at an opportune time or may have to resell them at less than fair market value.

DEPOSITARY RECEIPTS. Depositary receipts are receipts for shares of a foreign-based corporation that entitle the holder to dividends and capital gains on the underlying security. Receipts include those issued by domestic banks (American Depositary Receipts), foreign banks (Global or European Depositary Receipts), and broker-dealers (depositary shares).

These instruments are subject to market risk and foreign investment risk.

DERIVATIVES. Derivatives are used to limit risk in the Portfolio or to enhance investment return, and have a return tied to a formula based upon an interest rate, index, price of a security, or other measurement. Derivatives include options, futures, forward contracts and related products.

Options are the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price.

Futures are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date.

Forward contracts are contracts to purchase or sell a specified amount of a financial instrument for an agreed upon price at a specified time.

Derivatives may be used to hedge against an opposite position that the Portfolio holds. Any loss generated by the derivatives should be offset by gains in the hedged investment. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains or result in losses or missed opportunities. In addition, derivatives that are used for hedging the Portfolio in specific securities may not fully offset the underlying positions. The counterparty to a derivatives contract also could default. Derivatives that involve leverage could magnify losses.

Derivatives may also be used to maintain the Portfolio's exposure to the market, manage cash flows or to attempt to increase income. Using derivatives for purposes other than hedging is speculative and involves greater risks. In many foreign countries, futures and options markets do not exist or are not sufficiently developed to be effectively used by a Portfolio that invests in foreign securities.

DOLLAR ROLL TRANSACTIONS. Mortgage dollar rolls are transactions in which the Portfolio sells securities for delivery in the current month and simultaneously contracts with the same counter-party to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date. During the roll period, the Portfolio loses the right to receive principal (including prepayments of principal) and interest paid on the securities sold. However, the Portfolio would benefit to the extent of any difference between the price received for the securities sold and the lower forward price for the future purchase (often referred to as the "drop") or fee income plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. Unless such benefits exceed the income, capital appreciation and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of the Portfolio compared with what such performance would have been without the use of mortgage dollar rolls. Accordingly, the benefits derived from the use of mortgage dollar rolls depend upon the Adviser's ability to manage mortgage prepayments. There is no assurance that mortgage dollar rolls can be successfully employed. All cash proceeds will be invested in instruments that are permissible investments for the Portfolio. The Portfolio will maintain until the settlement date the segregation, either on the records of the Adviser or with the Trust's custodian, of cash or other liquid securities in an amount equal to the forward purchase price.

FOREIGN DEBT SECURITIES. Foreign debt securities are issued by foreign corporations and governments. They may include Eurodollar obligations and Yankee bonds.

Foreign debt securities are subject to foreign investment risk, credit risk and interest rate risk. Securities in developing countries are also subject to the additional risks associated with emerging markets.

FOREIGN EQUITY SECURITIES. Foreign equity securities are subject to foreign investment risk in addition to the risks applicable to domestic equity securities, such as market risk.

FORWARD COMMITMENTS, WHEN-ISSUED AND DELAYED DELIVERY SECURITIES. Forward commitments, when-issued and delayed delivery securities generally involve the purchase of a security with payment and delivery at some time in the future--I.E., beyond normal settlement. The Portfolio does not earn interest on such securities until settlement and bears the risk of market value fluctuations in between the purchase and settlement dates. New issues of stocks and bonds, private placements and U.S. Government securities may be sold in this manner.

HIGH QUALITY SHORT-TERM DEBT OBLIGATIONS, INCLUDING BANKERS' ACCEPTANCES, COMMERCIAL PAPER AND CERTIFICATES OF DEPOSIT ISSUED OR GUARANTEED BY BANK HOLDING COMPANIES IN THE U.S., THEIR SUBSIDIARIES AND FOREIGN BRANCHES OR OF THE WORLD BANK; VARIABLE AMOUNT MASTER DEMAND NOTES AND VARIABLE RATE NOTES ISSUED BY U.S. AND FOREIGN CORPORATIONS.

Commercial paper is a short-term debt obligation with a maturity ranging from one to 270 days issued by banks, corporations, and other borrowers to investors seeking to invest idle cash.

Variable amount master demand notes differ from ordinary commercial paper in that they are issued pursuant to a written agreement between the issuer and the holder, their amounts may be increased from time to time by the holder (subject to an agreed maximum) or decreased by the holder or the issuer, they are payable on demand, the rate of interest payable on them varies with an agreed formula and they are typically not rated by a rating agency. Transfer of such notes is usually restricted by the issuer, and there is no secondary trading market for them. Any variable amount master demand note purchased by the Portfolio will be regarded as an illiquid security.

These instruments are subject to credit risk, interest rate risk and foreign investment risk.

HIGH YIELD/HIGH RISK DEBT SECURITIES. High yield/high risk debt securities, or junk bonds, are securities that are rated "below investment grade" by the primary rating agencies (e.g., BB or lower by S&P and Ba or lower by Moody's) or are not rated, but are of equivalent quality. High yield debt securities range from those for which the prospect for repayment of principal and interest is predominantly speculative to those which are currently in default on principal or interest payments. You should understand that high yield securities are not generally meant for short-term investing.

A Portfolio with high yield debt securities may be more susceptible to credit risk and market risk than a Portfolio that invests only in higher quality debt securities because these lower-rated debt securities are less secure financially and more sensitive to downturns in the economy. When the Portfolio invests in high yield securities it generally seeks to receive a correspondingly higher return to compensate it for the additional credit risk and market risk it has assumed.

In addition, the secondary market for such securities may not be as liquid as that for more highly rated debt securities. As a result, the Portfolio's Adviser may find it more difficult to sell these securities or may have to sell them at lower prices.

ILLIQUID AND RESTRICTED SECURITIES. The Portfolio may invest a portion of its assets in restricted and illiquid securities, which are investments that the Portfolio cannot easily resell within seven days at current value or that have contractual or legal restriction on resale. Restricted securities include those which are not registered under the Securities Act of 1933, as amended (the "1933 Act"), and are purchased directly from the issuer or in the secondary market (private placements).

If the Portfolio buys restricted or illiquid securities it may be unable to quickly resell them or may be able to sell them only at a price below current value or could have difficulty valuing these holdings precisely.

In recent years, however, a large institutional market has developed for certain securities that are not registered under the 1933 Act, including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

INTEREST RATE TRANSACTIONS. Interest rate transactions are hedging transactions such as interest rate swaps and the purchase or sale of interest rate caps and floors. They are used by the Portfolio in an attempt to protect the value of its investments from interest rate fluctuations. Interest rate swaps involve the exchange by the Portfolio with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a pre-determined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate floor. The Adviser to the Portfolio enters into these transactions on behalf of the Portfolio primarily to preserve a return or spread on a particular investment or portion of its portfolio or to protect against any increase in the price of securities the Portfolio anticipates purchasing at a later date. The Portfolio will not sell interest rate caps or floors that it does not own.

There is the risk that the Adviser may incorrectly predict the direction of interest rates resulting in losses to the Portfolio.

INVESTMENT GRADE DEBT SECURITIES. Investment grade debt securities are securities rated in one of the four highest rating categories by S&P, Moody's or other nationally recognized rating agency. These securities are subject to interest rate risk and credit risk. Securities rated in the fourth investment category by a nationally recognized rating agency (e.g., BBB by S&P and Baa by Moody's) may have speculative characteristics.

INVESTMENTS IN OTHER INVESTMENT COMPANIES, INCLUDING PASSIVE FOREIGN INVESTMENT COMPANIES. When the Portfolio invests in another investment company, it must bear the management and other fees of the investment company, in addition to its own expenses. As a result, the Portfolio may be exposed to duplicate expenses which could lower its value. Investments in passive foreign investment companies also are subject to foreign investment risk.

Passive foreign investment companies are any foreign corporations which generate certain amounts of passive income or hold certain amounts of assets for the production of passive income. Passive income includes dividends, royalties, rent, and annuities.

MORTGAGE-BACKED SECURITIES, INCLUDING GNMA CERTIFICATES, MORTGAGE-BACKED BONDS AND STRIPPED MORTGAGE-BACKED SECURITIES. Mortgage-backed securities include securities backed by Ginnie Mae and Fannie Mae as well as by private issuers. These securities represent collections (pools) of commercial and residential mortgages. These securities are generally pass-through securities, which means that principal and interest payments on the underlying securities (less servicing fees) are passed through to shareholders on a pro rata basis.

These securities carry general fixed income security risks, such as credit risk and interest rate risk, as well as prepayment risk.

NON-MORTGAGE ASSET-BACKED SECURITIES. Non-mortgage asset-backed securities include equipment trust certificates and interests in pools of receivables, such as motor vehicle installment purchase obligations and credit card receivables. Such securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in the underlying pools of assets. This means that principal and interest payments on the underlying securities (less servicing fees) are passed through to shareholders on a pro rata basis.

The value of some asset-backed securities may be particularly sensitive to changes in prevailing interest rates, and like other fixed income investments, the ability of the Portfolio to successfully use these instruments may depend in part upon the ability of an Adviser to forecast interest rates and other economic factors correctly.

PREFERRED STOCKS. Preferred stocks are equity securities that generally pay dividends at a specified rate and have preference over common stock in the payment of dividends and liquidation. Preferred stock generally does not carry voting rights.

Preferred stocks are subject to market risk. In addition, because preferred stocks pay fixed dividends, an increase in interest rates may cause the price of a preferred stock to fall.


REAL ESTATE INVESTMENT TRUSTS. Real estate investment trusts ("REITs") are entities which invest in commercial and other real estate properties. Risks associated with investments in securities of companies in the real estate industry include: decline in the value of real estate; risks related to general and local economic conditions; overbuilding and increased competition; increases in property taxes and operating expenses; changes in zoning laws; casualty or condemnation losses; variations in rental income; changes in neighborhood values; the appeal of properties to tenants; and increases in interest rates. In addition, equity REITs may be affected by changes in the values of the underlying property owned by the trusts, while mortgage REITs may be affected by the quality of credit extended. REITs are dependent upon management skills, may not be diversified and are subject to the risks of financing projects. Such REITs are also subject to heavy cash flow dependency, defaults by borrowers, self liquidation and the possibility of failing to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended (the "Code"), and to maintain exemption from the 1940 Act. In the event an issuer of debt securities collateralized by real estate defaults, it is conceivable that the REITs could end up holding the underlying real estate. The Portfolio, as a shareholder of a REIT, bears a portion of the REIT's annual operating expenses.


REPURCHASE AGREEMENTS. Repurchase agreements involve the purchase of a security by the Portfolio and a simultaneous agreement by the seller (generally a bank or dealer) to repurchase the security from the Portfolio at a specified date or upon demand. This technique offers a method of earning income on idle cash.

Repurchase agreements involve credit risk, I.E., the risk that the seller will fail to repurchase the security, as agreed. In that case, the Portfolio will bear the risk of market value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security.

REVERSE REPURCHASE AGREEMENTS. Reverse repurchase agreements involve the sale of a security by the Portfolio to another party (generally a bank or dealer) in return for cash and an agreement by the Portfolio to buy the security back at a specified price and time.

Reverse repurchase agreements will be used primarily to provide cash to satisfy unusually high redemption requests or for other temporary or emergency purposes. Reverse repurchase agreements are considered a form of borrowing by the Portfolio and, therefore, are a form of leverage. Leverage may cause any gains or losses of the Portfolio to be magnified.

RIGHTS AND WARRANTS. Warrants basically are options to purchase equity securities at specific prices valid for a specific period of time. Their prices do not necessarily move parallel to the prices of the underlying securities. Rights are similar to warrants, but normally have a short duration and are distributed directly by the issuer to its shareholders. Rights and warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer. These investments carry the risk that they may be worthless to the Portfolio at the time it may exercise its rights, due to the fact that the underlying securities have a market value less than the exercise price. Warrants also include Low Expense Price Call Warrants or other structured securities for the purpose of gaining exposure to stocks in difficult to access foreign local markets.

SECURITIES LOANS. For purposes of realizing additional income, the Portfolio may lend securities to broker-dealers or institutional investors approved by the Board of Trustees of the Trust. All securities loans will be made pursuant to agreement requiring the loans to be continuously secured by collateral in cash or high grade debt obligations at least equal at all times to the market value of the loaned securities. The borrower pays to the Portfolio an amount equal to any dividends or interest received on loaned securities. The Portfolio retains all or a portion of the interest received on investment of cash collected or receives a fee from the borrower.

The risk in lending portfolio securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral, or in the recovery of the securities or possible loss of rights in their collateral should the borrower fail financially.

U.S. GOVERNMENT SECURITIES. U.S. Government securities include direct obligations of the U.S. Government that are supported by its full faith and credit, like Treasury bills and GNMA certificates. Treasury bills have initial maturities of less than one year, Treasury notes have initial maturities of one to ten years and Treasury bonds may be issued with any maturity but generally have maturities of at least ten years. U.S. Government securities also include indirect obligations of the U.S. Government that are issued by federal agencies and government-sponsored entities, like bonds and notes issued by the Federal Home Loan Bank and Fannie Mae. Unlike Treasury securities, agency securities generally are not backed by the full faith and credit of the U.S. Government. Some agency securities are supported by the right of the issuer to borrow from the Treasury, others are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations and others are supported only by the credit of the sponsoring agency.

U.S. Government securities are subject to interest rate risk. Credit risk is remote.

DEFENSIVE INVESTMENTS


Under adverse market or economic conditions, the Portfolio could invest for temporary defensive purposes some or all of its assets in money market securities or utilize other investment strategies that may be inconsistent with the Portfolio's principal investment strategy. Temporary defensive instruments generally include U.S. government securities, bank time deposits denominated in the currency of any major nation, commercial paper and repurchase agreements. The Adviser may also invest in these types of securities or hold cash while looking for suitable investment opportunities or to maintain liquidity. Although the Portfolio would employ these measures only in seeking to avoid losses, they could reduce the benefit from an upswing in the market or prevent the Portfolio from meeting its investment objective.

PORTFOLIO TURNOVER

The Portfolio's Adviser will sell a security when it believes it is appropriate to do so, regardless of how long the Portfolio has owned that security. Buying and selling securities generally involves some expense to the Portfolio, such as commissions paid to brokers and other transaction costs. Generally speaking, the higher the Portfolio's annual portfolio turnover rate, the greater its brokerage costs. Increased brokerage costs may adversely affect the Portfolio's performance. Annual turnover rate of 100% or more is considered high. The Portfolio generally will have an annual turnover rate of 100% or more.

DOWNGRADES IN FIXED INCOME DEBT SECURITIES

Unless required by applicable law, the Portfolio is not required to sell or dispose of any debt security that either loses its rating or has its rating reduced after the Portfolio purchases the security.

MANAGEMENT

The Trust's Board of Trustees is responsible for managing the business affairs of the Trust. The Trustees meet periodically to review the affairs of the Trust and to establish certain guidelines which the Manager and Advisers are expected to follow in implementing the investment policies and objectives of the Trust. The Trustees also review the management of the Portfolio's assets by the Advisers. Information about the Trustees and executive officers of the Trust is contained in the SAI.

THE MANAGER


Met Investors Advisory, LLC (the "Manager"), 5 Park Plaza, Suite 1900, Irvine, California 92614, has overall responsibility for the general management and administration of the Portfolio. The Manager selects and pays the fees of the Advisers for the Portfolio and monitors the Advisers' investment program. The Manager is an affiliate of MetLife.


As compensation for its services to the Portfolio, the Manager receives monthly compensation at an annual rate of 0.50% of the average daily net assets of the Portfolio.


A discussion regarding the basis of the decision of the Trust's Board of Trustees to approve the Management Agreement with the Manager and the investment advisory agreements with the Advisers is available in the Portfolio's annual report.


THE ADVISERS

Under the terms of the agreements between the Advisers and the Manager, the Advisers will develop a plan for investing the assets of the Portfolio, select the assets to be purchased and sold by the Portfolio, select the broker-dealer or broker-dealers through which the Portfolio will buy and sell its assets, and negotiate the payment of commissions, if any, to those broker-dealers. The Advisers follow the investment policies set by the Manager and the Board of Trustees for the Portfolio. Day-to-day management of the investments in the Portfolio is the responsibility of the Advisers' portfolio managers. The portfolio managers of the Portfolio are indicated below following a brief description of the Advisers. The SAI provides additional in-formation about each portfolio manager's compensation, other accounts managed and the person's ownership of securities in the Portfolio.

The Trust and the Manager have received an exemptive order from the Securities and Exchange Commission that permits the Manager, subject to certain conditions, and without the approval of shareholders to: (a) employ a new unaffiliated investment adviser for the Portfolio pursuant to the terms of a new investment advisory agreement, in each case either as a replacement for an existing Adviser or as an additional Adviser; (b) change the terms of any investment advisory agreement; and (c) continue the employment of an existing Adviser on the same advisory contract terms where a contract has been assigned because of a change in control of the Adviser. In such circumstances, shareholders would receive notice of such action, including the information concerning the new Adviser that normally is provided in a proxy statement.

The Manager pays the Adviser a fee based on the Portfolio's average daily net assets. The Portfolio is not responsible for the fees paid to the Advisers.


BATTERYMARCH FINANCIAL MANAGEMENT, INC. ("BATTERYMARCH"), John Hancock Tower, 200 Clarendon Street, Boston, Massachusetts 02116, is a co-Adviser to the Portfolio. Batterymarch, founded in 1969, acts as investment adviser to mutual funds and institutional accounts, such as corporate pension plans, foundations and endowment funds, unions and foreign, state and local governmental entities. Total assets under management by Batterymarch were approximately $29.8 billion as of December 31, 2007. Batterymarch is a wholly-owned subsidiary of Legg Mason, Inc.


The Adviser uses a team approach to investment management. Members of the team may change from time to time. The U.S. investment team is led by the following co-directors:


  . YU-NIEN (CHARLES) KO, CFA, is a Co-Director and Senior Portfolio Manager of the Batterymarch U.S. investment team. Mr. Ko joined Batterymarch in 2000 as a quantitative analyst and was promoted to portfolio manager in 2003 and co-director and senior portfolio manager of the U.S. investment team in 2006. Mr. Ko has 10 years of investment experience.

  . STEPHEN A. LANZENDORF, CFA, is a Co-Director and Senior Portfolio Manager of the Batterymarch U.S. investment team. He joined Batterymarch in 2006. Mr. Lanzendorf is an experienced quantitative strategist with 24 years of investment experience. He previously held responsibilities at Independence Investments and The Colonial Group and is a member of the Chicago Quantitative Alliance and the Boston Security Analysts Society.

CLEARBRIDGE ADVISORS, LLC ("CLEARBRIDGE"), 620 8th Avenue, New York, New York 10018, a subsidiary of Legg Mason, Inc., is a co-Adviser to the Portfolio. ClearBridge was founded in August, 2005 and acts as investment adviser to mutual funds, individuals, pension and profit sharing plans, endowments, foundations, unions and state and local government entities. As of December 31, 2007, ClearBridge managed approximately $100.5 billion of assets.

  . MR. PETER D. LUKE is a senior portfolio manager for convertible strategies for ClearBridge. Mr. Luke has 41 years of industry experience and he joined the affiliated group which currently includes ClearBridge in 2001. Prior to that time he was a convertible portfolio manager for General Motors Investment Management Corporation from 1989.

LEGG MASON GLOBAL ASSET ALLOCATION, LLC ("LMGAA"), 620 8th Avenue, New York, New York 10018, a subsidiary of Legg Mason, Inc., is a co-Adviser to the Portfolio. LMGAA was formed in October, 2006 so that members of Legg Mason, Inc.'s Global Asset Allocation business group would be able to provide their advisory services through this separate subsidiary. This business group acts as investment adviser to mutual funds, pension and profit sharing plans, U.S. college savings plans, and other institutional clients. As of December 31, 2007, this business group provided allocation advisory services with respect to approximately $9.5 billion of assets.

  . MR. STEVEN BLEIBERG is the President and Chief Investment Officer of LMGAA. Mr. Bleiberg has 24 years of industry experience, and he joined the affiliated group which currently includes LMGAA in 2003. Prior to that time he was Managing Director and Chairman of Global Equity Strategy Group for Credit Suisse Asset Management from 1991 to 2003.

  . MR. ANDREW PURDY serves as Portfolio Manager for LMGAA. He is responsible for coordination and implementation of asset allocation strategies. Mr. Purdy has 15 years of investment experience, and he joined the affiliated group which currently includes LMGAA in 1998.

WESTERN ASSET MANAGEMENT COMPANY ("Western Asset"), 385 Colorado Blvd., Pasadena, California 91101, is a co-Adviser to the Portfolio. Western Asset, a subsidiary of Legg Mason, Inc., was founded in 1971 and acts as investment adviser to institutional accounts, such as corporate pension plans, mutual funds and endowment funds. As of December 31, 2007, Western Asset managed approximately $634.4 billion of assets.


A team of investment professionals at Western Asset, led by Chief Investment Officer S. KENNETH LEECH, Deputy Chief Investment Officer STEPHEN A. WALSH and Portfolio Managers CARL L. EICHSTAEDT, EDWARD A. MOODY and MARK S. LINDBLOOM manages the Portfolio.

Mr. Leech, Mr. Walsh, Mr. Eichstaedt and Mr. Moody have been employed as portfolio managers for Western Asset for the past five years. Mr. Lindbloom joined Western Asset in 2006 as a portfolio manager. Prior to Western Asset, Mr. Lindbloom worked for Citigroup Asset Management Portfolio Manager, 1986-2005; Brown Brothers Harriman & Co. Portfolio Manager, 1981-1986 and The New York Life Insurance Company Analyst, 1979-1981.

The Portfolio is managed by a team of portfolio managers, sector specialists and other investment professionals. Mr. Leech and Mr. Walsh serve as co-team leaders responsible for day-to-day strategic oversight of the Portfolio's investments and for supervising the day-to-day operations of the various sector specialist teams dedicated to the specific asset classes in which the Portfolio invests. Mr. Eichstaedt, Mr. Moody and Mr. Lindbloom are responsible for portfolio structure, including sector allocation, duration weighting and term structure decisions.

YOUR INVESTMENT

SHAREHOLDER INFORMATION

The separate accounts of MetLife are the record owners of the Portfolio's shares. Any reference to the shareholder in this Prospectus technically refers to those separate accounts and not to you, the Contract owner. The legal rights of you, the Contract owner, are different from the legal rights of the record owner.

However, MetLife is required to solicit instructions from Contract owners when voting on shareholder issues. Any voting by MetLife as shareholder would therefore reflect the actual votes of Contract owners. Neither the Securities and Exchange Commission nor MetLife requires any specific minimum percentage of Contract owners to vote in order for MetLife to echo vote the remaining unvoted votes. MetLife seeks to obtain a reasonable level of turnout given the particular voting trend. MetLife may use various methods of encouraging Contract owners to vote, including additional solicitations. The practice of echo voting means that a minority of Contract owners may, in practice, determine whether an item passes or fails. Please see "Voting Rights" in the prospectus for the Contracts for more information on your voting rights.

DISCLOSURE OF PORTFOLIO HOLDINGS


Shares of the Trust are offered only to separate accounts of the Insurance Companies. The following information is generally made available on one or more of the Insurance Company websites (including www.metlifeinvestors.com): (i) the ten largest portfolio holdings of the Portfolio; (ii) unless the Adviser has objected, the percentage of the Portfolio's net assets that each of the portfolio holdings represents; and (iii) the percentage of the Portfolio's net assets that these holdings represent in the aggregate. Unless the Adviser has objected, this information is posted on the website as early as on or about the tenth business day following the calendar quarter and no later than on or about the first business day of the second month following the calendar quarter. The Trust may exclude any portion of these holdings from the posting when deemed in the best interest of the Trust. These postings generally remain until replaced by new postings as described above. For these purposes, the Portfolio's ten largest portfolio holdings are not considered to include swaps, futures, or forward currency transactions or transactions transmitted to the Trust's custodian after certain established cut-off times.


A description of the Portfolio's policies and procedures with respect to the disclosure of the Portfolio's portfolio securities is available in the SAI.

DIVIDENDS, DISTRIBUTIONS AND TAXES

DIVIDENDS AND DISTRIBUTIONS

The Portfolio intends to distribute substantially all of its net investment income, if any. The Portfolio distributes its dividends from its net investment income to MetLife's separate accounts at least once a year and not to you, the Contract owner. These distributions are in the form of additional shares and not cash. The result is that the Portfolio's investment perform-ance, including the effect of dividends, is reflected in the cash value of the Contracts. Please see the Contract prospectus for more information.

All net realized long- or short-term capital gains of the Portfolio are also declared once a year and reinvested in the Portfolio.

TAXES

Please see the Contract prospectus for a discussion of the tax impact on you resulting from the income taxes the separate accounts owe as a result of their ownership of the Portfolio's shares and their receipt of dividends and capital gains.

The Portfolio expects to qualify and to continue to qualify as a regulated investment company under Subchapter M of the Code. As qualified, the Portfolio is not subject to federal income tax on that part of its taxable income that it distributes to you. Taxable income consists generally of net investment income, and any capital gains. It is the Portfolio's intention to distribute all such income and gains.

Shares of the Portfolio are currently offered only to the separate accounts of MetLife. Separate accounts are insurance company separate accounts that fund life insurance policies and annuity contracts. Under the Code, an insurance company pays no tax with respect to income of a qualifying separate account when the income is properly allocable to the value of eligible variable annuity or variable life insurance contracts. For a discussion of the taxation of life insurance companies and the separate accounts, as well as the tax treatment of the policies and annuity contracts and the holders thereof, see the discussion of federal income tax considerations included in the prospectus for the Contracts.

Section 817(h) of the Code and the regulations thereunder impose "diversification" requirements on the assets underlying a Contract. The Portfolio intends to maintain diversification which will allow each Contract to satisfy these requirements. These requirements are in addition to the diversification requirements imposed on the Portfolio by Subchapter M and the 1940 Act. Technically, the section 817(h) requirements provide that, with limited exceptions, as of the end of each calendar quarter or within thirty days thereafter no more than 55% of the assets underlying a Contract may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments, and no more than 90% by any four investments. For this purpose, an investment in the Portfolio is treated not as a single investment but as an investment in each asset owned by the Portfolio, so long as shares of the Portfolio are owned only by separate accounts of insurance companies, by qualified pension and retirement plans, and by a limited class of other investors. The Portfolio is and will be so owned. Thus so long as the Portfolio meets the section 817(h) diversification tests, each Contract will also meet those tests. See the prospectus for the Contracts.

The foregoing is only a summary of some of the important federal income tax considerations generally affecting the Portfolio and you; see the SAI for a more detailed discussion. You are urged to consult your tax advisers.

REPORT TO POLICYHOLDERS

The fiscal year of the Portfolio ends on December 31 of each year. The Trust will send to you, at least semi-annually, reports which show the Portfolio's composition and other information. An annual report, with audited information, will be sent to you each year.

SALES AND PURCHASES OF SHARES

The Trust does not sell its shares directly to the public. The Trust continuously sells Class A shares of the Portfolio only to the separate accounts of MetLife to fund Contracts. The Trust could also offer shares to other separate accounts of other insurers if approved by the Board of Trustees.

PURCHASE AND REDEMPTION OF SHARES

MetLife Investors Distribution Company, located at 5 Park Plaza, Suite 1900, Irvine, California, 92614, is the principal underwriter and distributor of the Trust's shares. MetLife Investors Distribution Company places orders for the purchase or redemption of shares of the Portfolio based on, among other things, the amount of net Contract premiums or purchase payments transferred to the separate accounts, transfers to or from a separate account investment division and benefit payments to be effected on a given date pursuant to the terms of the Contract. Such orders are effected, without sales charge, at the net asset value per share for the Portfolio determined on that same date. The Trust reserves the right to reject or limit all or part of any purchase or exchange order for any reason.

The Portfolio is available as an investment option under a number of different variable insurance products, many of which do not limit the number of transfers among the available underlying funds. A large number of transfers could raise transaction costs for the Portfolio and could require the Adviser to maintain increased cash reserves, which could harm performance in rising markets.

Shares of the Portfolio are sold and redeemed at their net asset value without the imposition of any sales commission or redemption charge. Class A shares are not subject to a Rule 12b-1 fee. (However, certain sales or other charges may apply to the Contract, as described in the Contract prospectus.) Under certain circumstances, redemption proceeds may be paid in securities or other property rather than in cash if the Manager determines it is in the best interests of the Trust.

MARKET TIMING

The Trust's Board of Trustees has adopted certain procedures, described below, to discourage certain types of trading in Portfolio shares that may be harmful to long-term investors, specifically (i) trading that is designed to exploit pricing inefficiencies and thereby dilute the returns of long-term investors; or (ii) frequent trading by an investor that generates sufficiently volatile cash flows to be disruptive to a portfolio manager's ability to manage the Portfolio's assets ((i) or (ii), "market timing"). The Trust is not intended for investment by market timers. The Trust does not knowingly accommodate market timing in the Portfolio and, to the Trust's knowledge, there are no arrangements currently in place that are designed to per-mit any contract owner to engage in market timing. As discussed above, the Trust reserves the right to reject or limit all or part of any purchase or exchange order for any reason.


The Trust requires that the insurance company separate accounts that invest in the Portfolios have in place policies and procedures reasonably designed to detect and deter market timing in the separate accounts by contract owners. In addition, the Manager monitors cashflows of certain Portfolios identified as presenting pricing inefficiencies that could potentially be exploited by market timers, and, with respect to each Portfolio, conducts certain tests to help detect cash outflows or cashflow volatility that may be disruptive to a portfolio manager's ability to manage the Portfolio. If, based on such monitoring, the Manager believes (i) that a Portfolio's cash flows may reflect a pattern of market timing or (ii) that a Portfolio's cash flows may reflect frequent trading that is disruptive to the management of the Portfolio and it is appropriate given the context of the cash flow volatility (e.g., type of Portfolio, amount of assets), the Manager will refer the matter to the appropriate insurance company or companies.

Further, in accordance with Rule 22c-2 under the 1940 Act, the Trust has contracted with insurance separate accounts to enable it to request and receive information regarding transactions in the shares of the Trust's Portfolios and limit transactions that violate the Trust's policies on market timing.


If the Trust finds that any insurance company has in place inadequate policies and procedures, with respect to a particular separate account, to detect and deter market timing in Portfolio shares and there is evidence of market timing in that separate account, the Trust or any of its Portfolios may be discontinued as an investment option of that separate account. In such an event, all contract owners of such separate account would no longer be able to make new investments in the Trust or any of its Portfolios. The Trust reserves the right to modify this policy, including any procedures established from time to time to effectuate this policy, at any time without notice.

LIMITATIONS ON THE TRUST'S ABILITY TO DETECT AND DETER MARKET TIMING

The Portfolio is available as an investment option under a number of different variable insurance products. Owners of these variable insurance products transfer value among sub-accounts of the insurance company separate accounts by contacting the insurance companies. The resulting purchases and redemptions of Portfolio shares are made through omnibus accounts of the insurance companies. The right of an owner of such a variable insurance product to transfer among sub-accounts is governed by a contract between the insurance company and such owner. Many of these contracts do not limit the number of transfers among the available underlying funds that a contract owner may make. The terms of these contracts, the presence of financial intermediaries (including the insurance companies) between the Trust and contract owners, the utilization of omnibus accounts by these intermediaries and other factors such as state insurance laws may limit the Trust's ability to detect and deter market timing. Multiple tiers of such financial intermediaries may further compound the Trust's difficulty in detecting and deterring such market timing activities.

RISKS ASSOCIATED WITH MARKET TIMING GENERALLY

While the Trust will try to detect and deter market timing by utilizing the procedures described above, these procedures may not be successful in identifying or deterring market tim-ing. By realizing profits through short-term trading, contract owners that engage in market timing activities may dilute the value of shares held by long-term investors. Cashflow volatility resulting from frequent trading of Portfolio shares, especially involving large dollar amounts, may disrupt a portfolio manager's ability to manage the Portfolio's assets. Frequent trading may be disruptive if it makes it difficult for the Portfolio to implement its long-term investment strategies, for example by causing the Portfolio to maintain a higher level of its assets in cash to accommodate such frequent trading. Frequent trading may also be disruptive if it forces the Portfolio to sell portfolio securities at inopportune times to raise cash to accommodate such trading activity. In addition, frequent trading may cause the Portfolio to incur increased expenses. For example, as a result of such frequent trading, the Portfolio may be forced to liquidate investments and thereby incur increased brokerage costs. All of these factors may adversely affect Portfolio performance.

Associated with an investment in the Portfolio that itself invests in securities that are, for example, thinly traded, traded infrequently, or relatively less liquid is the risk that the current market price for the securities may not accurately reflect current market values. A market timer may seek to engage in strategies designed to take advantage of these pricing differences ("price arbitrage") and thereby dilute the returns of long-term investors. Portfolios that may be adversely affected by price arbitrage include those Portfolios that significantly invest in small cap equity securities and in certain fixed-income securities, such as high yield bonds.

A Portfolio that invests significantly in foreign securities may be particularly susceptible to strategies designed to exploit pricing inefficiencies. This is because foreign securities are typically traded on markets that close well before the time the Portfolio calculates its net asset value (typically at 4:00 p.m. Eastern Time), which gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities. The time zone differences among international stock markets can allow a market timer engaging in certain strategies to exploit differences in Portfolio share prices that are based on closing prices of foreign securities established some time before the Portfolio calculates its own share price (a type of price arbitrage referred to as "time zone arbitrage"). As discussed more fully below, the Trust has procedures, referred to as fair value pricing, that allow the Trust to adjust closing market prices of foreign securities to reflect what is believed to be the fair value of those securities at the time the Portfolio calculates its net asset value. While there is no assurance, the Portfolio expects that the use of fair value pricing will reduce a market timer's ability to engage in time zone arbitrage to the detriment of Portfolio shareholders.

VALUATION OF SHARES


The Portfolio's net asset value ("NAV") per share is ordinarily determined once daily, as of the close of the regular session of business on the New York Stock Exchange (NYSE) (usually at 4:00 p.m., Eastern Time), on each day the NYSE is open. To the extent that the Portfolio's assets are traded in other markets when the NYSE is closed, the value of the Portfolio's assets may be effected on days when the Trust is not open for business. In addition, trading in some of the Portfolio's assets may not occur when the Trust is open for business.

NAV of a Portfolio share is computed by dividing the value of the net assets of the Portfolio by the total number of shares outstanding in the Portfolio. Share prices for any transaction are those next calculated after receipt of an order.

Except for money market instruments maturing in 60 days or less and foreign securities as discussed below, securities held by the Portfolio are valued at market value. If market values are not readily available, or if available market quotations are not reliable, securities are priced at their fair value as determined by the Valuation Committee of the Trust's Board of Trustees using procedures approved by the Board of Trustees. The Portfolio may use fair value pricing if the value of a security has been materially affected by events occurring before the Portfolio's calculation of NAV but after the close of the primary markets on which the security is traded. The Portfolio may also use fair value pricing if reliable market quotations are unavailable due to infrequent trading or if trading in a particular security was halted during the day and did not resume prior to the Portfolio's calculation of NAV. The use of fair value pricing has the effect of valuing a security based upon the price the Portfolio might reasonably expect to receive if it sold that security but does not guarantee that the security can be sold at the fair value price. Further, because of the inherent uncertainty of fair valuation, a fair valuation price may differ significantly from the value that would have been used had a ready market for the investment existed, and these differences could be material. With respect to any portion of the Portfolio's assets that is invested in other open-end investment companies, that portion of the Portfolio's NAV is calculated based on the NAV of that investment company. The prospectus for the other investment company explains the circumstances and effects of fair value pricing for that investment company.

The Portfolio has retained a third party pricing service to automatically fair value each of its investments that is traded principally on a foreign exchange or market, subject to adjustment by the Trust's Valuation Committee. The Valuation Committee will regularly monitor and review the services provided by the pricing service to the Portfolio and periodically report to the Board on the pricing services' performance.

Money market instruments maturing in 60 days or less are valued on the amortized cost basis.

FINANCIAL HIGHLIGHTS


The following financial highlights table is intended to help you understand the Portfolio's Class A shares financial performance for the past 5 years. Certain information reflects financial results for a single Portfolio share. Total return in the table shows how much an investment in the Portfolio would have increased (or decreased) during each period (assuming reinvestment of all dividends and distributions). The information for the years ended December 31, 2007 through December 31, 2005 has been audited by Deloitte & Touche LLP. For the years 2003 through 2004, other independent accountants have audited this information. Deloitte & Touche LLP's report, along with the Portfolio's financial statements, is included in the Annual Report of the Portfolio, which is available upon request.

                                  LEGG MASON PARTNERS MANAGED ASSETS PORTFOLIO*



                                                         FOR THE YEARS ENDED DECEMBER 31,
                                                      --------------------------------------
CLASS A                                               2007(A) 2006(A) 2005(A) 2004(A)  2003
--------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                  $18.07  $17.20   $16.67 $15.72  $13.20
                                                      ------  ------  ------- ------  ------
INCOME FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                   0.45    0.42     0.36   0.37    0.39
NET REALIZED AND UNREALIZED GAINS                       0.66    1.37     0.27   1.11    2.51
                                                      ------  ------  ------- ------  ------
TOTAL FROM INVESTMENT OPERATIONS                        1.11    1.79     0.63   1.48    2.90
                                                      ------  ------  ------- ------  ------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                  (0.45)  (0.39)  (0.00)+ (0.39)  (0.38)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS         (1.57)  (0.53)   (0.10) (0.14)      --
                                                      ------  ------  ------- ------  ------
TOTAL DISTRIBUTIONS                                   (2.02)  (0.92)   (0.10) (0.53)  (0.38)
                                                      ------  ------  ------- ------  ------
NET ASSET VALUE, END OF PERIOD                        $17.16  $18.07   $17.20 $16.67  $15.72
                                                      ------  ------  ------- ------  ------
TOTAL RETURN                                           6.34%  10.81%    3.84%  9.44%  21.98%
                                                      ------  ------  ------- ------  ------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)               $243.3  $266.9   $277.0 $297.0  $290.0
RATIOS TO AVERAGE NET ASSETS(1):

EXPENSES                                               0.61%   0.63%    0.61%  0.60%   0.59%
NET INVESTMENT INCOME                                  2.59%   2.40%    2.15%  2.31%   2.64%
PORTFOLIO TURNOVER RATE                               144.0%  171.9%    56.0%  64.0%   84.0%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                               0.62%   0.65%    0.61%  0.61%   0.59%

--------------------------------------------------------------------------------

* On May 1, 2006, the Portfolio received, through a plan of reorganization, all of the assets and assumed the liabilities of the Managed Assets Trust, that followed the same investment objective as the Portfolio. The information for each of the periods prior to May 1, 2006 is that of the predecessor Managed Assets Trust.

+  Rounds to less than $0.005 per share.
(a) Net investment income per share was calculated using average shares outstanding.

FOR MORE INFORMATION

If you would like more information about the Portfolio, the following documents are available to you free upon request:

ANNUAL/SEMI-ANNUAL REPORTS

Contain additional information about the Portfolio's performance. In the Portfolio's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION ("SAI")

Provides a fuller technical and legal description of the Portfolio's policies, investment restrictions, and business structure. The SAI is legally considered to be a part of this Prospectus.

IF YOU WOULD LIKE A COPY OF THE CURRENT VERSIONS OF THESE DOCUMENTS, OR OTHER INFORMATION ABOUT THE PORTFOLIO, CONTACT:

              MET INVESTORS SERIES TRUST 5 PARK PLAZA, SUITE 1900
                           IRVINE, CALIFORNIA 92614

                                1-800-848-3854

Free copies of the SAI and Annual and Semi-Annual Reports are available at the following website: www.metlifeinvestors.com

Information about the Portfolio, including the Annual and Semi-annual Reports and SAI, may also be obtained from the Securities and Exchange Commission ("SEC"):

[_] IN PERSONReview and copy documents in the SEC's Public Reference Room in
             Washington, D.C. (for information call 202-551-8090).

[_] ON LINE  Retrieve information from the EDGAR database on the SEC's web site at: http://www.sec.gov.

[_] BY MAIL  Request documents, upon payment of a duplicating fee, by writing to SEC, Public Reference Section, Washington, D.C. 20549 or by e-mailing the SEC at publicinfo@sec.gov.

                             SEC FILE # 811-10183

                                 MET INVESTORS
                            S E R I E S   T R U S T


                       Legg Mason Value Equity Portfolio


                      Class A, Class B and Class E Shares


                                __PROSPECTUS__


                                APRIL 28, 2008



Like all securities, these securities have not been approved or disapproved by the
    Securities and Exchange Commission, nor has the Securities and Exchange
      Commission passed upon the accuracy or adequacy of this Prospectus.
           Any representation to the contrary is a criminal offense.

                           ____TABLE OF CONTENTS____


                                                         PAGE

               INTRODUCTION                               3
                  Understanding the Trust                 3
                  Understanding the Portfolio             3

               THE PORTFOLIO                              4

                 INVESTMENT SUMMARY                       4
                  Legg Mason Value Equity Portfolio       5

                 ADDITIONAL INVESTMENT STRATEGIES         11
                 MANAGEMENT                               13
                  The Manager                             13
                  The Adviser                             13
                  Distribution Plans                      15

               YOUR INVESTMENT                            15
                  Shareholder Information                 15
                  Dividends, Distributions and Taxes      16
                  Sales and Purchases of Shares           17

               FINANCIAL HIGHLIGHTS                       22

               FOR MORE INFORMATION                   Back Cover

INTRODUCTION

UNDERSTANDING THE TRUST


Met Investors Series Trust (the "Trust") is an open-end management investment company that offers a selection of fifty-two managed investment portfolios or mutual funds. Only one of these portfolios is offered through this Prospectus (the "Portfolio"). Please see the Investment Summary section of this Prospectus for specific information on the Portfolio.


  INVESTING THROUGH A VARIABLE INSURANCE CONTRACT


  Class A, Class B and Class E shares of the Portfolio are currently only sold to separate accounts of Metropolitan Life Insurance Company and certain of its affiliates (collectively, "MetLife" or the "Insurance Companies") to fund the benefits under certain individual flexible premium variable life insurance policies and individual and group variable annuity contracts (collectively, "Contracts"). As a Contract owner, your premium payments are allocated to the Portfolio in accordance with your Contract.

  A particular class of the Portfolio may not be available under the Contract you have chosen. The prospectus for the Contracts shows the classes available to you. Please read this Prospectus carefully. It provides information to assist you in your decision. If you would like additional information about the Portfolio, please request a copy of the Statement of Additional Information ("SAI"). For details about how to obtain a copy of the SAI and other reports and information, see the back cover of this Prospectus. The SAI is incorporated by reference into this Prospectus.


  The Portfolio's name and investment objective are very similar to a certain publicly available mutual fund that is managed by the same investment adviser. The Portfolio in this Prospectus is not that publicly available mutual fund and will not have the same performance. Different performance will result from such factors as different implementation of investment policies, different investment restrictions, different cash flows into and out of the Portfolio, different fees and expenses, and different asset sizes.

UNDERSTANDING THE PORTFOLIO

After this Introduction you will find an Investment Summary for the Portfolio. The Investment Summary presents important facts about the Portfolio, including information about its investment objective, principal investment strategy, primary risks, fees and expenses and past performance.


 PLEASE SEE THE CONTRACT PROSPECTUS FOR A DETAILED EXPLANATION OF YOUR CONTRACT.

                                 THE PORTFOLIO


 THE PORTFOLIO IN THIS PROSPECTUS IS A MUTUAL FUND: A POOLED INVESTMENT THAT IS PROFESSIONALLY MANAGED AND THAT GIVES YOU THE OPPORTUNITY TO PARTICIPATE IN FINANCIAL MARKETS. THE PORTFOLIO STRIVES TO REACH ITS STATED INVESTMENT OBJECTIVE, WHICH CAN BE CHANGED WITHOUT SHAREHOLDER APPROVAL. AS WITH ALL MUTUAL FUNDS, THERE IS NO GUARANTEE THAT THE PORTFOLIO WILL ACHIEVE ITS INVESTMENT OBJECTIVE.


 THE PORTFOLIO'S ADVISER MAY SELL A PORTFOLIO SECURITY WHEN THE VALUE OF THE INVESTMENT REACHES OR EXCEEDS ITS ESTIMATED FAIR VALUE, TO TAKE ADVANTAGE OF MORE ATTRACTIVE INVESTMENT OPPORTUNITIES, WHEN THE ISSUER'S INVESTMENT FUNDAMENTALS BEGIN TO DETERIORATE, WHEN THE PORTFOLIO MUST MEET REDEMPTIONS, OR FOR OTHER INVESTMENT

 REASONS.

INVESTMENT SUMMARY

The Portfolio summary discusses the following:

    INVESTMENT OBJECTIVE
    What is the Portfolio's investment goal?

    PRINCIPAL INVESTMENT STRATEGY
    How does the Portfolio attempt to achieve its investment goal? What types of investments does it contain? What style of investing and investment philosophy does it follow?

    PRIMARY RISKS
    What are the specific risks of investing in the Portfolio?

    PAST PERFORMANCE
    How well has the Portfolio performed over time?

    FEES AND EXPENSES
    What is the cost of investing in the Portfolio?

In addition to its principal investment strategy, the Portfolio may invest in various types of securities and engage in various investment techniques and practices which are not the principal focus of the Portfolio and therefore are not described in the Investment Summary section of the Prospectus. These other securities and investment techniques and practices in which the Portfolio may engage, together with their risks, are briefly discussed in "Additional Investment Strategies" in this Prospectus.

The SAI provides more detailed information regarding the various types of securities that the Portfolio may purchase and certain investment techniques and practices of its Adviser.

The Contracts may be sold by banks. AN INVESTMENT IN THE PORTFOLIO THROUGH A CONTRACT IS NOT A DEPOSIT OR OBLIGATION OF, OR GUARANTEED BY, ANY BANK, AND IS NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY OF THE U.S. GOVERNMENT.

                       LEGG MASON VALUE EQUITY PORTFOLIO

INVESTMENT OBJECTIVE:

Long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGY:


The Portfolio normally invests at least 80% of its net assets in equity securities that the Adviser believes offer the potential for capital growth. The Portfolio primarily invests in common stocks and may also invest in other types of equity securities. The Portfolio may invest in U.S. issuers and up to 25% of its total assets in foreign issuers. The Portfolio generally invests in companies with market capitalizations greater than $5 billion, but may invest in companies of any size.


The Adviser follows a value discipline in selecting securities, and therefore seeks to purchase securities at large discounts to the Adviser's assessment of their intrinsic value. Intrinsic value, according to the Adviser, is the value of the company measured, to different extents depending on the type of company, on factors such as, but not limited to, the discounted value of its projected future free cash flows, the company's ability to earn returns on capital in excess of its cost of capital, private market values of similar companies and the costs to replicate the business. The Adviser may also consider qualitative factors, such as an assessment of the company's products, competitive positioning, strategy, industry economics and dynamics and regulatory frameworks. Securities may be undervalued due to, among other things, uncertainty arising from the limited availability of accurate information, economic growth and change, changes in competitive conditions, technological change, investor overreaction to negative news or events, and changes in government policy or geopolitical dynamics.

The Adviser takes a long-term approach to investing, generally characterized by long holding periods and low portfolio turnover.

The Portfolio may invest up to 20% of its total assets in long-term debt securities of companies with similar characteristics to those listed above.

The Portfolio is classified as a "non-diversified" company under the Investment Company Act of 1940, as amended, which means that it may invest in a smaller number of companies than many other funds. Under normal circumstances, the Adviser expects to invest in 30 to 60 companies.

PRIMARY RISKS:

The value of your investment in the Portfolio may be affected by one or more of the following risks, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate. Please note that there are many other circumstances that could adversely affect your investment and prevent the Portfolio from reaching its objective, which are not described here.

MARKET RISK. The Portfolio's share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including disappointing corporate earnings, adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or a company may deteriorate. In addition, an assessment by the Portfolio's

Adviser of particular companies may prove incorrect, resulting in losses or poor performance by those holdings, even in a rising market. The Portfolio could also miss attractive investment opportunities if its Adviser underweights markets or industries where there are significant returns, and could lose value if the Adviser overweights markets or industries where there are significant declines.


INVESTMENT STYLE RISK. Different investment styles tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. The Portfolio may outperform or underperform other funds that employ a different investment style. Examples of different investment styles include growth and value investing. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's growth of earnings potential. Also, since growth companies usually invest a high portion of earnings in their business, growth stocks may lack the dividends of some value stocks that can cushion stock prices in a falling market. Growth oriented funds will typically underperform when value investing is in favor. Value stocks are those which are undervalued in comparison to their peers due to adverse business developments or other factors. Value investing carries the risk that the market will not recognize a security's inherent value for a long time, or that a stock judged to be undervalued may actually be appropriately priced or overvalued. Value oriented funds will typically underperform when growth investing is in favor.

INTEREST RATE RISK. The values of debt securities are subject to change when prevailing interest rates change. When interest rates go up, the value of debt securities and certain dividend paying stocks tends to fall. If the Portfolio invests a significant portion of its assets in debt securities or stocks purchased primarily for dividend income and interest rates rise, then the value of your investment may decline. Alternatively, when interest rates go down, the value of debt securities and certain dividend paying stocks may rise.

Interest rate risk will affect the price of a fixed income security more if the security has a longer maturity because changes in interest rates are increasingly difficult to predict over longer periods of time. Fixed income securities with longer maturities will therefore be more volatile than other fixed income securities with shorter maturities. Conversely, fixed income securities with shorter maturities will be less volatile but generally provide lower returns than fixed income securities with longer maturities. The average maturity and duration of the Portfolio's fixed income investments will affect the volatility of the Portfolio's share price.

CREDIT RISK. The value of debt securities is directly affected by an issuer's ability to pay principal and interest on time. If the Portfolio invests in debt securities, the value of your investment may be adversely affected when an issuer fails to pay an obligation on a timely basis.

NON-DIVERSIFICATION RISK. Because the Portfolio may invest its assets in a small number of issuers, the Portfolio is more susceptible to any single economic, political or regulatory event affecting those issuers than is a diversified portfolio.

MARKET CAPITALIZATION RISK. Stocks fall into three broad market capitalization categories-large, medium and small. Investing primarily in one category carries the risk that due to current market conditions that category may be out of favor. If valuations of large capitalization companies appear to be greatly out of proportion to the valuations of small or medium capitalization companies, investors may migrate to the stocks of small and mid-sized companies causing a fund that invests in these companies to increase in value more rapidly than the Portfolio which generally invests in larger, fully-valued companies. Larger more established companies may also be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion. Although the Portfolio generally invests in larger-capitalization companies, it may invest in companies of any size. Investing in medium and small capitalization companies may be subject to special risks associated with narrower product lines, more limited financial resources, smaller management groups, and a more limited trading market for their stocks as compared with larger companies. Securities of smaller capitalization issuers may therefore be subject to greater price volatility and may decline more significantly in market downturns than securities of larger companies. In some cases, these companies may be relatively new issuers (I.E., those having continuous operation histories of less than three years) which carries other risks in addition to the risks of other medium and small capitalization companies. New issuers may be more speculative because such companies are relatively unseasoned. These companies will often be involved in the development or marketing of a new product with no established market, which could lead to significant losses.

FOREIGN INVESTMENT RISK. Investments in foreign securities involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject:

  . These risks may include the seizure by the government of company assets, excessive taxation, withholding taxes on dividends and interest, limitations on the use or transfer of portfolio assets, and political or social instability.

  . Enforcing legal rights may be difficult, costly and slow in foreign countries, and there may be special problems enforcing claims against foreign governments.

  . Foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there may be less public information about their operations.

  .  Foreign markets may be less liquid and more volatile than U.S. markets.

  . Foreign securities often trade in currencies other than the U.S. dollar. Changes in currency exchange rates will affect the Portfolio's net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of foreign securities. An increase in the strength of the U.S. dollar relative to these other currencies may cause the value of the Portfolio to decline. Certain foreign currencies may be particularly volatile, and foreign governments may intervene in the currency markets, causing a decline in value or liquidity of the Portfolio's securities holdings.

  . Costs of buying, selling and holding foreign securities, including brokerage, tax and custody costs, may be higher than those involved in domestic transactions.

In addition, investments in emerging markets include all of the risks of investments in foreign securities and are subject to severe price declines. The economic and political structures of developing nations, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity.

 PORTFOLIO'S MANAGEMENT:

..  Legg Mason Capital Management, Inc. see page 14

..  For financial highlights see page 22

Such countries may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners and economies based on only a few industries. For these reasons, all of the risks of investing in foreign securities are heightened by investing in emerging markets countries. The markets of developing countries have been more volatile than the markets of developed countries with more mature economies. These markets often have provided significantly higher or lower rates of return than developed markets, and significantly greater risks, to investors.

PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.


The bar chart below shows you the performance of the Portfolio's Class B shares for each full calendar year since its inception and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart.

                Year-by-Year Total Return as of 12/31 of Each Year

                                    [CHART]

                                06          07
                              ------      ------
                               6.58%      -5.91%

                        High Quarter: 4th - 2006    +9.88%
                        Low Quarter:  4th - 2007    -8.81%

The table below compares the Portfolio's Class A, Class B and Class E shares' average annual compounded total returns for the 1-year period and from inception through 12/31/07 with the S&P 500 Index, a widely recognized unmanaged index that measures the stock performance of 500 large- and medium-sized companies and is often used to indicate the performance of the overall stock market. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.



Average Annual Total Return as of 12/31/07
----------------------------------------
                         Since   Inception
                1 Year Inception   Date
-------------   ------ --------- ---------
Class A         -5.72%    3.29%   11/1/05
Class B         -5.91%    3.09%   11/1/05
Class E         -5.81%    0.88%    5/1/06
S&P 500 Index    5.49%   11.59%*
* Index performance is from 10/31/05.



For information on Legg Mason Capital Management, Inc.'s prior performance with a comparable fund, see page 14.


FEES AND EXPENSES:


The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2007 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE


Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)


                                          Class A  Class B  Class E
--------------------------------------------------------------------
Management Fee                               0.63%    0.63%    0.63%
--------------------------------------------------------------------
12b-1 Fees                                   None     0.25%    0.15%
--------------------------------------------------------------------
Other Expenses                               0.04%    0.04%    0.04%
--------------------------------------------------------------------
Total Annual Portfolio Operating Expenses    0.67%    0.92%    0.82%
--------------------------------------------------------------------

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.


The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.


EXAMPLE OF PORTFOLIO EXPENSES


         Class A  Class B  Class E
-----------------------------------
1 Year   $     69 $     94 $     84
-----------------------------------
3 Years  $    215 $    295 $    263
-----------------------------------
5 Years  $    374 $    511 $    457
-----------------------------------
10 Years $    837 $  1,135 $  1,017
-----------------------------------

ADDITIONAL INVESTMENT STRATEGIES

In addition to the principal investment strategies discussed in the Portfolio's Investment Summary, the Portfolio may at times invest a portion of its assets in the investment strategies and may engage in certain investment techniques as described below. The SAI provides a more detailed discussion of certain of these and other securities and indicates if the Portfolio is subject to any limitations with respect to a particular investment strategy. These strategies and techniques may involve risks. (PLEASE NOTE THAT SOME OF THESE STRATEGIES MAY BE A PRINCIPAL INVESTMENT STRATEGY FOR THE PORTFOLIO AND CONSEQUENTLY ARE ALSO DESCRIBED IN THE PORTFOLIO'S INVESTMENT SUMMARY.) The Portfolio is not limited by this discussion and may invest in other types of securities not precluded by the policies discussed elsewhere in this Prospectus.

CONVERTIBLE SECURITIES. Convertible securities are preferred stocks or bonds that pay a fixed dividend or interest payment and are convertible into common stock at a specified price or conversion ratio.

Traditionally, convertible securities have paid dividends or interest rates higher than common stocks but lower than nonconvertible securities. They generally participate in the appreciation or depreciation of the underlying stock into which they are convertible, but to a lesser degree. These securities are also subject to market risk, interest rate risk and credit risk.

DEPOSITARY RECEIPTS. Depositary receipts are receipts for shares of a foreign-based corporation that entitle the holder to dividends and capital gains on the underlying security. Receipts include those issued by domestic banks (American Depositary Receipts), foreign banks (Global or European Depositary Receipts), and broker-dealers (depositary shares).

These instruments are subject to market risk and foreign investment risk.

HIGH YIELD/HIGH RISK DEBT SECURITIES. High yield/high risk debt securities are securities that are rated below investment grade by the primary rating agencies (e.g., BB or lower by Standard & Poor's Ratings Services ("S&P") and Ba or lower by Moody's Investors Services, Inc. ("Moody's")). Other terms commonly used to describe such securities include "lower rated bonds," "noninvestment grade bonds," and "junk bonds."

High yield debt securities range from those for which the prospect for repayment of principal and interest is predominantly speculative to those which are currently in default on principal or interest payments. A portfolio with high yield debt securities may be more susceptible to credit risk and market risk than a portfolio that invests only in higher quality debt securities because these lower-rated debt securities are less secure financially and more sensitive to downturns in the economy. In addition, the secondary market for such securities may not be as liquid as that for more highly rated debt securities. As a result, the Portfolio's Adviser may find it more difficult to sell these securities or may have to sell them at lower prices.

You should understand that high yield securities are not generally meant for short-term investing. When the Portfolio invests in high yield securities it generally seeks to receive a correspondingly higher return to compensate it for the additional credit risk and market risk it has assumed.

INVESTMENT GRADE DEBT SECURITIES. Investment grade debt securities are securities rated in one of the four highest rating categories by S&P, Moody's or other nationally recognized rating agency. These securities are subject to interest rate risk and credit risk. Securities rated in the fourth investment category by a nationally recognized rating agency (e.g., BBB by S&P and Baa by Moody's) may have speculative characteristics.

PREFERRED STOCKS. Preferred stocks are equity securities that generally pay dividends at a specified rate and have preference over common stock in the payment of dividends and liquidation. Preferred stock generally does not carry voting rights.

Preferred stocks are subject to market risk. In addition, because preferred stocks pay fixed dividends, an increase in interest rates may cause the price of a preferred stock to fall.


REAL ESTATE INVESTMENT TRUSTS. REITs are entities which invest in commercial and other real estate properties. Risks associated with investments in securities of companies in the real estate industry include: decline in the value of real estate; risks related to general and local economic conditions; overbuilding and increased competition; increases in property taxes and operating expenses; changes in zoning laws; casualty or condemnation losses; variations in rental income; changes in neighborhood values; the appeal of properties to tenants; and increases in interest rates. In addition, equity REITs may be affected by changes in the values of the underlying property owned by the trusts, while mortgage REITs may be affected by the quality of credit extended. REITs are dependent upon management skills, may not be diversified and are subject to the risks of financing projects. Such REITs are also subject to heavy cash flow dependency, defaults by borrowers, self liquidation and the possibility of failing to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended (the "Code"), and to maintain exemption from the 1940 Act. In the event an issuer of debt securities collateralized by real estate defaults, it is conceivable that the REITs could end up holding the underlying real estate. The Portfolio, as a shareholder of a REIT, bears a portion of the REIT's annual operating expenses.


DEFENSIVE INVESTMENTS


Under adverse market or economic conditions, the Portfolio could invest for temporary defensive purposes some or all of its assets in money market securities or utilize other investment strategies that may be inconsistent with the Portfolio's principal investment strategy. Temporary defensive instruments generally include U.S. government securities, bank time deposits denominated in the currency of any major nation, commercial paper and repurchase agreements. The Adviser may also invest in these types of securities or hold cash while looking for suitable investment opportunities or to maintain liquidity. Although the Portfolio would employ these measures only in seeking to avoid losses, they could reduce the benefit from an upswing in the market or prevent the Portfolio from meeting its investment objective.


PORTFOLIO TURNOVER

The Portfolio's Adviser will sell a security when it believes it is appropriate to do so, regardless of how long the Portfolio has owned that security. Buying and selling securities generally involves some expense to the Portfolio, such as commissions paid to brokers and other transaction costs. Generally speaking, the higher the Portfolio's annual portfolio turnover rate, the greater its brokerage costs. Increased brokerage costs may adversely affect the Portfolio's per-formance. Annual turnover rate of 100% or more is considered high and will result in increased costs to the Portfolio. The Portfolio generally intends to purchase securities for long-term investment and therefore will have a relatively low turnover rate.

DOWNGRADES IN FIXED INCOME DEBT SECURITIES

Unless required by applicable law, the Portfolio is not required to sell or dispose of any debt security that either loses its rating or has its rating reduced after the Portfolio purchases the security.

MANAGEMENT

The Trust's Board of Trustees is responsible for managing the business affairs of the Trust. The Trustees meet periodically to review the affairs of the Trust and to establish certain guidelines which the Manager and Adviser are expected to follow in implementing the investment policies and objectives of the Trust. The Trustees also review the management of the Portfolio's assets by the Adviser. Information about the Trustees and executive officers of the Trust is contained in the SAI.

THE MANAGER


Met Investors Advisory, LLC, (the "Manager"), 5 Park Plaza, Suite 1900, Irvine, California 92614, has overall responsibility for the general management and administration of the Portfolio. The Manager selects and pays the fees of the Adviser for the Portfolio and monitors the Adviser's investment program. The Manager is an affiliate of MetLife.


As compensation for its services to the Portfolio, the Manager receives monthly compensation at an annual rate of a percentage of the average daily net assets of the Portfolio as follows: 0.65% of the first $200 million of such assets plus 0.63% of such assets over $200 million.

A discussion regarding the basis of the decision of the Trust's Board of Trustees to approve the Management Agreement with the Manager and the investment advisory agreement with the Adviser is available in the Portfolio's annual report.



THE ADVISER

Under the terms of the agreement between the Adviser and the Manager, the Adviser will develop a plan for investing the assets of the Portfolio, select the assets to be purchased and sold by the Portfolio, select the broker-dealer or broker-dealers through which the Portfolio will buy and sell its assets, and negotiate the payment of commissions, if any, to those broker-dealers. The Adviser follows the investment policies set by the Manager and the Board of Trustees for the Portfolio. Day-to-day management of the investments in the Portfolio is the responsibility of the Adviser's portfolio manager. The portfolio manager of the Portfolio is indicated below following a brief description of the Adviser. The SAI provides additional information about the portfolio manager's compensation, other accounts managed and the person's ownership of securities in the Portfolio.

The Trust and the Manager have received an exemptive order from the Securities and Exchange Commission that permits the Manager, subject to certain conditions, and without the approval of shareholders to: (a) employ a new unaffiliated investment adviser for the Portfolio pursuant to the terms of a new investment advisory agreement, in each case either as a replacement for an existing Adviser or as an additional Adviser; (b) change the terms of any investment advisory agreement; and (c) continue the employment of an existing Adviser on the same advisory contract terms where a contract has been assigned because of a change in control of the Adviser. In such circumstances, shareholders would receive notice of such action, including the information concerning the new Adviser that normally is provided in a proxy statement.

The Manager pays the Adviser a fee based on the Portfolio's average daily net assets. The Portfolio is not responsible for the fees paid to the Adviser.


LEGG MASON CAPITAL MANAGEMENT, INC. ("LMCM"), 100 Light Street, Baltimore, Maryland 21202, is the Adviser to the Portfolio. LMCM provides investment advisory services for registered mutual funds, company retirement plans, foundations, endowments, trust companies, and high net-worth individuals. As of December 31, 2007, LMCM and its sister company had aggregate assets under management of approximately $59.7 billion.


  . MARY CHRIS GAY, as portfolio manager, has primary responsibility for the day-to-day management of the Portfolio. Ms. Gay will employ the investment strategies of Bill Miller, the Chief Investment Officer ("CIO") of LMCM. Ms. Gay is a Senior Vice President and Portfolio Manager at LMCM. Ms. Gay has managed or co-managed equity funds advised by LMCM since 1998 and has been employed by one or more affiliates of Legg Mason, Inc. ("Legg Mason") since 1989. Mr. Miller, as CIO, leads LMCM's investment team and is the creator of the LMCM investment process. Mr. Miller has been associated with Legg Mason since 1982.

PRIOR EXPERIENCE WITH COMPARABLE FUND

The Portfolio and the Legg Mason Value Trust, Inc. ("Legg Mason Value Trust"), which is also advised by LMCM, have substantially similar investment objectives, policies and strategies. LMCM began managing the Legg Mason Value Trust on April 1, 2005. Prior to that date, the Legg Mason Value Trust was managed by Legg Mason Funds Management, Inc. ("LMFM"), an affiliate of LMCM. LMFM and LMCM have substantially the same portfolio management personnel. The Legg Mason Value Trust is managed in the same manner both before and after April 1, 2005. Since the Portfolio commenced operations in November, 2005, it has a limited operating history. In order to provide you with information regarding the investment capabilities of LMCM, performance information regarding the Legg Mason Value Trust is presented. Management fees paid by the Legg Mason Value Trust are more than the fees paid by the Portfolio. If the same level of management fees charged to the Portfolio had been charged to the Legg Mason Value Trust, the average annual return during the period would have been higher than the returns set forth below. This result assumes that the current management fee paid by the Legg Mason Value Equity Trust, as a percentage of average net assets, applied in all prior periods. Such performance information should not be relied upon as an indication of the future performance of the Portfolio because, among other things, the asset sizes and expenses of Legg Mason Value Trust and the Portfolio will vary.

The table below compares the Legg Mason Value Trust's average annual compounded total returns for the 1-, 5- and 10-year periods through December 31, 2007 with the Standard & Poor's 500 Composite Stock Index ("S&P 500 Index"). An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index. The calculations of total return assume the reinvestment of all dividends and capital gain distributions and the deduction of all recurring expenses that were charged to shareholder accounts. These figures do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower.



            Average Annual Total Return as of 12/31/07
-----------------------------------------------------------------
                                             1 Year 5 Year 10 Year
-------------------------------------------- ------ ------ -------
Legg Mason Value Trust--Primary Class shares -6.66% 10.83%  7.92%
S&P 500 Index                                 5.49% 12.83%  5.91%



DISTRIBUTION PLANS

The Portfolio has adopted for its Class B and Class E shares a plan pursuant to Rule 12b-1 under the 1940 Act (the "Plan") and pursuant to the Plan, entered into a Distribution Agreement with MetLife Investors Distribution Company, located at 5 Park Plaza, Suite 1900, Irvine, California 92614. MetLife Investors Distribution Company is an affiliate of the Manager, and serves as principal underwriter for the Trust. The Plan permits the use of Trust assets to help finance the distribution of the shares of the Portfolio. Under the Plan, the Trust, on behalf of the Portfolio, is permitted to pay to various service providers up to 0.50% for Class B and up to 0.25% for Class E of the average daily net assets of the Portfolio allocated, as applicable, to Class B and Class E shares as payment for services rendered in connection with the distribution of the shares of the Portfolio. Currently, payments with respect to Class B and Class E shares are limited to 0.25% and 0.15%, respectively, of average net assets, which amount may be increased to the full Plan amount by the Trustees of the Trust without shareholder approval. Because these fees are paid out of Trust assets on an on-going basis, over time these costs will increase the cost of your investment and may cost you more than other types of sales charges.


YOUR INVESTMENT

SHAREHOLDER INFORMATION

The separate accounts of MetLife are the record owners of the Portfolio's shares. Any reference to the shareholder in this Prospectus technically refers to those separate accounts and not to you, the Contract owner. The legal rights of you, the Contract owner, are different from the legal rights of the record owner.

However, MetLife is required to solicit instructions from Contract owners when voting on shareholder issues. Any voting by MetLife as shareholder would therefore reflect the actual votes of Contract owners. Neither the Securities and Exchange Commission nor MetLife requires any specific minimum percentage of Contract owners to vote in order for MetLife to echo vote the remaining unvoted votes. MetLife seeks to obtain a reasonable level of turnout given the particular voting trend. MetLife may use various methods of encouraging Contract owners to vote, including additional solicitations. The practice of echo voting means that a minority of Contract owners may, in practice, determine whether an item passes or fails. Please see "Voting Rights" in the prospectus for the Contracts for more information on your voting rights.

DISCLOSURE OF PORTFOLIO HOLDINGS


Shares of the Trust are offered only to separate accounts of the Insurance Companies. The following information is generally made available on one or more of the Insurance Company websites (including www.metlifeinvestors.com): (i) the ten largest portfolio holdings of the Portfolio; (ii) unless the Adviser has objected, the percentage of the Portfolio's net assets that each of the portfolio holdings represents; and (iii) the percentage of the Portfolio's net assets that these holdings represent in the aggregate. Unless the Adviser has objected, this information is posted on the website as early as on or about the tenth business day following the calendar quarter and no later than on or about the first business day of the second month following the calendar quarter. The Trust may exclude any portion of these holdings from the posting when deemed in the best interest of the Trust. These postings generally remain until replaced by new postings as described above. For these purposes, the Portfolio's ten largest portfolio holdings are not considered to include swaps, futures, or forward currency transactions or transactions transmitted to the Trust's custodian after certain established cut-off times.


A description of the Portfolio's policies and procedures with respect to the disclosure of the Portfolio's portfolio securities is available in the SAI.

DIVIDENDS, DISTRIBUTIONS AND TAXES

DIVIDENDS AND DISTRIBUTIONS

The Portfolio intends to distribute substantially all of its net investment income, if any. The Portfolio distributes its dividends from its net investment income to MetLife's separate accounts at least once a year and not to you, the Contract owner. These distributions are in the form of additional shares and not cash. The result is that the Portfolio's investment performance, including the effect of dividends, is reflected in the cash value of the Contracts. Please see the Contract prospectus for more information.

All net realized long- or short-term capital gains of the Portfolio are also declared once a year and reinvested in the Portfolio.

TAXES

Please see the Contract prospectus for a discussion of the tax impact on you resulting from the income taxes the separate accounts owe as a result of their ownership of the Portfolio's shares and their receipt of dividends and capital gains.

The Portfolio expects to qualify and to continue to qualify as a regulated investment company under Subchapter M of the Code. As qualified, the Portfolio is not subject to federal income tax on that part of its taxable income that it distributes to you. Taxable income consists gen-erally of net investment income, and any capital gains. It is the Portfolio's intention to distribute all such income and gains.

Shares of the Portfolio are currently offered only to the separate accounts of MetLife. Separate accounts are insurance company separate accounts that fund life insurance policies and annuity contracts. Under the Code, an insurance company pays no tax with respect to income of a qualifying separate account when the income is properly allocable to the value of eligible variable annuity or variable life insurance contracts. For a discussion of the taxation of life insurance companies and the separate accounts, as well as the tax treatment of the policies and annuity contracts and the holders thereof, see the discussion of federal income tax considerations included in the prospectus for the Contracts.

Section 817(h) of the Code and the regulations thereunder impose "diversification" requirements on the assets underlying a Contract. The Portfolio intends to maintain diversification which will allow each Contract to satisfy these requirements. These requirements are in addition to the diversification requirements imposed on the Portfolio by Subchapter M and the 1940 Act. Technically, the section 817(h) requirements provide that, with limited exceptions, as of the end of each calendar quarter or within thirty days thereafter no more than 55% of the assets underlying a Contract may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments, and no more than 90% by any four investments. For this purpose, an investment in the Portfolio is treated not as a single investment but as an investment in each asset owned by the Portfolio, so long as shares of the Portfolio are owned only by separate accounts of insurance companies, by qualified pension and retirement plans, and by a limited class of other investors. The Portfolio is and will be so owned. Thus so long as the Portfolio meets the section 817(h) diversification tests, each Contract will also meet those tests. See the prospectus for the Contracts.

The foregoing is only a summary of some of the important federal income tax considerations generally affecting the Portfolio and you; see the SAI for a more detailed discussion. You are urged to consult your tax advisers.

REPORT TO POLICYHOLDERS

The fiscal year of the Portfolio ends on December 31 of each year. The Trust will send to you, at least semi-annually, reports which show the Portfolio's composition and other information. An annual report, with audited information, will be sent to you each year.

SALES AND PURCHASES OF SHARES


The Trust does not sell its shares directly to the public. The Trust continuously sells Class A, Class B and Class E shares of the Portfolio only to the separate accounts of MetLife to fund Contracts. The Trust could also offer shares to other separate accounts of other insurers if approved by the Board of Trustees.


PURCHASE AND REDEMPTION OF SHARES

MetLife Investors Distribution Company is the principal underwriter and distributor of the Trust's shares. MetLife Investors Distribution Company places orders for the purchase or re-demption of shares of the Portfolio based on, among other things, the amount of net Contract premiums or purchase payments transferred to the separate accounts, transfers to or from a separate account investment division and benefit payments to be effected on a given date pursuant to the terms of the Contract. Such orders are effected, without sales charge, at the net asset value per share for the Portfolio determined on that same date. The Trust reserves the right to reject or limit all or part of any purchase or exchange order for any reason.

The Portfolio is available as an investment option under a number of different variable insurance products, many of which do not limit the number of transfers among the available underlying funds. A large number of transfers could raise transaction costs for the Portfolio and could require the Adviser to maintain increased cash reserves, which could harm performance in rising markets.


Shares of the Portfolio are sold and redeemed at their net asset value without the imposition of any sales commission or redemption charge. Class A shares are not subject to a Rule 12b-1 fee. Class B and Class E shares are subject to a Rule 12b-1 fee of 0.25% and 0.15%, respectively, of average daily net assets. (However, certain sales or other charges may apply to the Contract, as described in the Contract prospectus.) Under certain circumstances, redemption proceeds may be paid in securities or other property rather than in cash if the Manager determines it is in the best interests of the Trust.


MARKET TIMING

The Trust's Board of Trustees has adopted certain procedures, described below, to discourage certain types of trading in Portfolio shares that may be harmful to long-term investors, specifically (i) trading that is designed to exploit pricing inefficiencies and thereby dilute the returns of long-term investors; or (ii) frequent trading by an investor that generates sufficiently volatile cash flows to be disruptive to a portfolio manager's ability to manage the Portfolio's assets ((i) or (ii), "market timing"). The Trust is not intended for investment by market timers. The Trust does not knowingly accommodate market timing in the Portfolio and, to the Trust's knowledge, there are no arrangements currently in place that are designed to permit any contract owner to engage in market timing. As discussed above, the Trust reserves the right to reject or limit all or part of any purchase or exchange order for any reason.


The Trust requires that the insurance company separate accounts that invest in the Portfolios have in place policies and procedures reasonably designed to detect and deter market timing in the separate accounts by contract owners. In addition, the Manager monitors cashflows of certain Portfolios identified as presenting pricing inefficiencies that could potentially be exploited by market timers, and, with respect to each Portfolio, conducts certain tests to help detect cash outflows or cashflow volatility that may be disruptive to a portfolio manager's ability to manage the Portfolio. If, based on such monitoring, the Manager believes (i) that a Portfolio's cash flows may reflect a pattern of market timing or (ii) that a Portfolio's cash flows may reflect frequent trading that is disruptive to the management of the Portfolio and it is appropriate given the context of the cash flow volatility (e.g., type of Portfolio, amount of assets), the Manager will refer the matter to the appropriate insurance company or companies.

Further, in accordance with Rule 22c-2 under the 1940 Act, the Trust has contracted with insurance separate accounts to enable it to request and receive information regarding trans-actions in the shares of the Trust's Portfolios and limit transactions that violate the Trust's policies on market timing.


If the Trust finds that any insurance company has in place inadequate policies and procedures, with respect to a particular separate account, to detect and deter market timing in Portfolio shares and there is evidence of market timing in that separate account, the Trust or any of its Portfolios may be discontinued as an investment option of that separate account. In such an event, all contract owners of such separate account would no longer be able to make new investments in the Trust or any of its Portfolios. The Trust reserves the right to modify this policy, including any procedures established from time to time to effectuate this policy, at any time without notice.

LIMITATIONS ON THE TRUST'S ABILITY TO DETECT AND DETER MARKET TIMING

The Portfolio is available as an investment option under a number of different variable insurance products. Owners of these variable insurance products transfer value among sub-accounts of the insurance company separate accounts by contacting the insurance companies. The resulting purchases and redemptions of Portfolio shares are made through omnibus accounts of the insurance companies. The right of an owner of such a variable insurance product to transfer among sub-accounts is governed by a contract between the insurance company and such owner. Many of these contracts do not limit the number of transfers among the available underlying funds that a contract owner may make. The terms of these contracts, the presence of financial intermediaries (including the insurance companies) between the Trust and contract owners, the utilization of omnibus accounts by these intermediaries and other factors such as state insurance laws may limit the Trust's ability to detect and deter market timing. Multiple tiers of such financial intermediaries may further compound the Trust's difficulty in detecting and deterring such market timing activities.

RISKS ASSOCIATED WITH MARKET TIMING GENERALLY

While the Trust will try to detect and deter market timing by utilizing the procedures described above, these procedures may not be successful in identifying or deterring market timing. By realizing profits through short-term trading, contract owners that engage in market timing activities may dilute the value of shares held by long-term investors. Cashflow volatility resulting from frequent trading of Portfolio shares, especially involving large dollar amounts, may disrupt a portfolio manager's ability to manage the Portfolio's assets. Frequent trading may be disruptive if it makes it difficult for the Portfolio to implement its long-term investment strategies, for example by causing the Portfolio to maintain a higher level of its assets in cash to accommodate such frequent trading. Frequent trading may also be disruptive if it forces the Portfolio to sell portfolio securities at inopportune times to raise cash to accommodate such trading activity. In addition, frequent trading may cause the Portfolio to incur increased expenses. For example, as a result of such frequent trading, the Portfolio may be forced to liquidate investments and thereby incur increased brokerage costs. All of these factors may adversely affect Portfolio performance.

Associated with an investment in the Portfolio that itself invests in securities that are, for example, thinly traded, traded infrequently, or relatively less liquid is the risk that the current market price for the securities may not accurately reflect current market values. A market timer may seek to engage in strategies designed to take advantage of these pricing differences ("price arbitrage") and thereby dilute the returns of long-term investors. Portfolios that may be adversely affected by price arbitrage include those Portfolios that significantly invest in small cap equity securities and in certain fixed-income securities, such as high yield bonds.

A Portfolio that invests significantly in foreign securities may be particularly susceptible to strategies designed to exploit pricing inefficiencies. This is because foreign securities are typically traded on markets that close well before the time the Portfolio calculates its net asset value (typically at 4:00 p.m. Eastern Time), which gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities. The time zone differences among international stock markets can allow a market timer engaging in certain strategies to exploit differences in Portfolio share prices that are based on closing prices of foreign securities established some time before the Portfolio calculates its own share price (a type of price arbitrage referred to as "time zone arbitrage"). As discussed more fully below, the Trust has procedures, referred to as fair value pricing, that allow the Trust to adjust closing market prices of foreign securities to reflect what is believed to be the fair value of those securities at the time the Portfolio calculates its net asset value. While there is no assurance, the Portfolio expects that the use of fair value pricing will reduce a market timer's ability to engage in time zone arbitrage to the detriment of Portfolio shareholders.

VALUATION OF SHARES


The Portfolio's net asset value ("NAV") per share is ordinarily determined once daily, as of the close of the regular session of business on the New York Stock Exchange (NYSE) (usually at 4:00 p.m., Eastern Time), on each day the NYSE is open. To the extent that the Portfolio's assets are traded in other markets when the NYSE is closed, the value of the Portfolio's assets may be effected on days when the Trust is not open for business. In addition, trading in some of the Portfolio's assets may not occur when the Trust is open for business.

NAV of a Portfolio share is computed by dividing the value of the net assets of the Portfolio by the total number of shares outstanding in the Portfolio. Share prices for any transaction are those next calculated after receipt of an order.


Except for money market instruments maturing in 60 days or less and foreign securities as discussed below, securities held by the Portfolio are valued at market value. If market values are not readily available, or if available market quotations are not reliable, securities are priced at their fair value as determined by the Valuation Committee of the Trust's Board of Trustees using procedures approved by the Board of Trustees. The Portfolio may use fair value pricing if the value of a security has been materially affected by events occurring before the Portfolio's calculation of NAV but after the close of the primary markets on which the security is traded. The Portfolio may also use fair value pricing if reliable market quotations are unavailable due to infrequent trading or if trading in a particular security was halted during the day and did not resume prior to the Portfolio's calculation of NAV. The use of fair value pricing has the effect of valuing a security based upon the price the Portfolio might reasonably expect to receive if it sold that security but does not guarantee that the security can be sold at the fair value price. Further, because of the inherent uncertainty of fair valuation, a fair valuation price may differ significantly from the value that would have been used had a ready market for the investment existed, and these differences could be material. With respect to any portion of the

Portfolio's assets that is invested in other open-end investment companies, that portion of the Portfolio's NAV is calculated based on the NAV of that investment company. The prospectus for the other investment company explains the circumstances and effects of fair value pricing for that investment company.

The Portfolio has retained a third party pricing service to automatically fair value each of its investments that is traded principally on a foreign exchange or market, subject to adjustment by the Trust's Valuation Committee. The Valuation Committee will regularly monitor and review the services provided by the pricing service to the Portfolio and periodically report to the Board on the pricing services' performance.

Money market instruments maturing in 60 days or less are valued on the amortized cost basis.

FINANCIAL HIGHLIGHTS


The following financial highlights table is intended to help you understand the Portfolio's Class A, Class B and Class E shares financial performance for its period of operation. Certain information reflects financial results for a single Portfolio share. Total return in the table shows how much an investment in the Portfolio would have increased (or decreased) during each period (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP whose report is included in the Annual Report of the Portfolio, which is available upon request.

                                            LEGG MASON VALUE EQUITY PORTFOLIO



                                                                                 FOR THE PERIOD FROM
                                                                                   NOVEMBER 1, 2005
                                                             FOR THE YEARS ENDED   (COMMENCEMENT OF
                                                                DECEMBER 31,        OPERATIONS) TO
                                                             ------------------- DECEMBER 31, 2005(A)
CLASS A                                                        2007(A)   2006(A) --------------------
---------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                           $11.15    $10.65         $10.00
                                                             --------    ------        -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                            0.03      0.03           0.00(b)
NET REALIZED AND UNREALIZED GAINS (LOSSES)                     (0.67)      0.70           0.65
                                                             --------    ------        -------
TOTAL FROM INVESTMENT OPERATIONS                               (0.64)      0.73           0.65
                                                             --------    ------        -------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                           (0.00)(b) (0.02)             --
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS                  (0.01)    (0.21)             --
                                                             --------    ------        -------
TOTAL DISTRIBUTIONS                                            (0.01)    (0.23)             --
                                                             --------    ------        -------
NET ASSET VALUE, END OF PERIOD                                 $10.50    $11.15         $10.65
                                                             --------    ------        -------
TOTAL RETURN                                                  (5.72)%     6.83%         6.50%+
                                                             --------    ------        -------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                      $1,403.6    $972.7           $3.2
RATIOS TO AVERAGE NET ASSETS(1):

EXPENSES                                                        0.66%     0.72%        0.80%++
NET INVESTMENT INCOME                                           0.30%     0.26%        0.08%++
PORTFOLIO TURNOVER RATE                                         27.5%     38.7%          9.1%+
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS BEFORE
REIMBURSEMENT BY THE MANAGER AND BROKER REBATES:                0.67%    0.74%*        8.27%++

--------------------------------------------------------------------------------

* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
+  Non-annualized
++ Annualized
(a) Net investment income per share was calculated using average shares outstanding.
(b) Rounds to less than $0.005 per share.

    LEGG MASON VALUE EQUITY PORTFOLIO


                                                                                 FOR THE PERIOD FROM
                                                                                   NOVEMBER 1, 2005
                                                             FOR THE YEARS ENDED   (COMMENCEMENT OF
                                                                DECEMBER 31,        OPERATIONS) TO
                                                             ------------------  DECEMBER 31, 2005(A)
CLASS B                                                       2007(A)    2006(A) --------------------
---------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                          $11.14      $10.65         $10.00
                                                             -------     -------      ---------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME (LOSS)                                    0.00(b)   (0.01)         (0.01)
NET REALIZED AND UNREALIZED GAINS (LOSSES)                    (0.66)        0.71           0.66
                                                             -------     -------      ---------
TOTAL FROM INVESTMENT OPERATIONS                              (0.66)        0.70           0.65
                                                             -------     -------      ---------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                          (0.00)(b)       --             --
DISTRIBUTIONS FROM NET REALIZED                               (0.01)      (0.21)             --
CAPITAL GAINS                                                -------     -------      ---------
TOTAL DISTRIBUTIONS                                           (0.01)      (0.21)             --
                                                             -------     -------      ---------
NET ASSET VALUE, END OF PERIOD                                $10.47      $11.14         $10.65
                                                             -------     -------      ---------
TOTAL RETURN                                                 (5.91)%       6.58%         6.50%+
                                                             -------     -------      ---------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                       $121.1      $113.5           $4.9
RATIOS TO AVERAGE NET ASSETS(1):

EXPENSES                                                       0.91%       1.05%        1.05%++
NET INVESTMENT INCOME (LOSS)                                   0.03%     (0.09)%      (0.36)%++
PORTFOLIO TURNOVER RATE                                        27.5%       38.7%          9.1%+
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS BEFORE
REIMBURSEMENT BY THE MANAGER AND BROKER REBATES:               0.92%      1.06%*        4.54%++

--------------------------------------------------------------------------------
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
+  Non-annualized
++ Annualized
(a) Net investment loss per share was calculated using average shares outstanding.

(b) Rounds to less than $0.005 per share.

                                            LEGG MASON VALUE EQUITY PORTFOLIO


                                                                                  FOR THE PERIOD MAY 1,
                                                                                   2006 (COMMENCEMENT
                                                              FOR THE YEAR ENDED    OF OPERATIONS) TO
CLASS E                                                      DECEMBER 31, 2007(A) DECEMBER 31, 2006(A)
-------------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                                $11.15                $10.55
                                                                   -------              --------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                                 0.01                  0.01
NET REALIZED AND UNREALIZED GAINS (LOSSES)                          (0.66)                  0.81
                                                                   -------              --------
TOTAL FROM INVESTMENT OPERATIONS                                    (0.65)                  0.82
                                                                   -------              --------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                                (0.00)(b)             (0.01)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS                       (0.01)                (0.21)
                                                                   -------              --------
TOTAL DISTRIBUTIONS                                                 (0.01)                (0.22)
                                                                   -------              --------
NET ASSET VALUE, END OF PERIOD                                      $10.49                $11.15
                                                                   -------              --------
TOTAL RETURN                                                       (5.81)%                7.74%+
                                                                   -------              --------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                              $20.6                 $24.0
RATIOS TO AVERAGE NET ASSETS(1):

EXPENSES                                                             0.80%               0.86%++
NET INVESTMENT INCOME                                                0.13%               0.12%++
PORTFOLIO TURNOVER RATE                                              27.5%                38.7%+
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS BEFORE
REIMBURSEMENT BY THE MANAGER AND BROKER REBATES:                     0.82%              0.87%++*

--------------------------------------------------------------------------------

* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.

+  Non-annualized
++ Annualized
(a) Net investment income per share was calculated using average shares outstanding.

(b) Rounds to less than $0.005 per share.

FOR MORE INFORMATION

If you would like more information about the Portfolio, the following documents are available to you free upon request:

ANNUAL/SEMI-ANNUAL REPORTS

Contain additional information about the Portfolio's performance. In the Portfolio's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION ("SAI")

Provides a fuller technical and legal description of the Portfolio's policies, investment restrictions, and business structure. The SAI is legally considered to be a part of this Prospectus.

IF YOU WOULD LIKE A COPY OF THE CURRENT VERSIONS OF THESE DOCUMENTS, OR OTHER INFORMATION ABOUT THE PORTFOLIO, CONTACT:

                          MET INVESTORS SERIES TRUST
                           5 PARK PLAZA, SUITE 1900
                           IRVINE, CALIFORNIA 92614

                                1-800-848-3854

Free copies of the SAI and Annual and Semi-Annual Reports are available at the following website: www.metlifeinvestors.com

Information about the Portfolio, including the Annual and Semi-annual Reports and SAI, may also be obtained from the Securities and Exchange Commission ("SEC"):

[_] IN PERSONReview and copy documents in the SEC's Public Reference Room in
             Washington, D.C. (for information call 202-551-8090).

[_] ON LINE  Retrieve information from the EDGAR database on the SEC's web site at: http://www.sec.gov.

[_] BY MAIL  Request documents, upon payment of a duplicating fee, by writing to SEC, Public Reference Section, Washington, D.C. 20549 or by e-mailing the SEC at publicinfo@sec.gov.

                             SEC FILE # 811-10183

                                 MET INVESTORS
                            S E R I E S   T R U S T



                    Loomis Sayles Global Markets Portfolio

                          Class A and Class B Shares

                                __PROSPECTUS__


                                APRIL 28, 2008




Like all securities, these securities have not been approved or disapproved by the
    Securities and Exchange Commission, nor has the Securities and Exchange
      Commission passed upon the accuracy or adequacy of this Prospectus.
           Any representation to the contrary is a criminal offense.

                           ____TABLE OF CONTENTS____


                                                           PAGE

             INTRODUCTION                                   3
                Understanding the Trust                     3
                Understanding the Portfolio                 3

             THE PORTFOLIO                                  4

               INVESTMENT SUMMARY                           4
                Loomis Sayles Global Markets Portfolio      5

               ADDITIONAL INVESTMENT STRATEGIES             12
               MANAGEMENT                                   20
                The Manager                                 20
                The Adviser                                 21
                Distribution Plan                           22

             YOUR INVESTMENT                                23
                Shareholder Information                     23
                Dividends, Distributions and Taxes          23
                Sales and Purchases of Shares               25

             FINANCIAL HIGHLIGHTS                           29

             FOR MORE INFORMATION                       Back Cover

INTRODUCTION

UNDERSTANDING THE TRUST


Met Investors Series Trust (the "Trust") is an open-end management investment company that offers a selection of fifty-two managed investment portfolios or mutual funds. Only one of these portfolios is offered through this Prospectus (the "Portfolio"). Please see the Investment Summary section of this Prospectus for specific information on the Portfolio.


  INVESTING THROUGH A VARIABLE INSURANCE CONTRACT

  Class A and Class B shares of the Portfolio are currently only sold to separate accounts of Metropolitan Life Insurance Company and certain of its affiliates (collectively, "MetLife" or the "Insurance Companies") to fund the benefits under certain individual flexible premium variable life insurance policies and individual and group variable annuity contracts (collectively, "Contracts"). As a Contract owner, your premium payments are allocated to the Portfolio in accordance with your Contract.

  A particular class of the Portfolio may not be available under the Contract you have chosen. The prospectus for the Contract shows the classes available to you. Please read this Prospectus carefully. It provides information to assist you in your decision. If you would like additional information about the Portfolio, please request a copy of the Statement of Additional Information ("SAI"). For details about how to obtain a copy of the SAI and other reports and information, see the back cover of this Prospectus. The SAI is incorporated by reference into this Prospectus.

  The Portfolio's name and investment objective are very similar to a certain publicly available mutual fund that is managed by the same investment adviser. The Portfolio in this Prospectus is not that publicly available mutual fund and will not have the same performance. Different performance will result from such factors as different implementation of investment policies, different investment restrictions, different cash flows into and out of the Portfolio, different fees and expenses, and different asset sizes.

UNDERSTANDING THE PORTFOLIO

After this Introduction you will find an Investment Summary for the Portfolio. The Investment Summary presents important facts about the Portfolio, including information about its investment objective, principal investment strategy, primary risks, fees and expenses and past performance.


 PLEASE SEE THE CONTRACT PROSPECTUS FOR A DETAILED EXPLANATION OF YOUR CONTRACT.

                                 THE PORTFOLIO


 THE PORTFOLIO IN THIS PROSPECTUS IS A MUTUAL FUND: A POOLED INVESTMENT THAT IS PROFESSIONALLY MANAGED AND THAT GIVES YOU THE OPPORTUNITY TO PARTICIPATE IN FINANCIAL MARKETS. THE PORTFOLIO STRIVES TO REACH ITS STATED INVESTMENT OBJECTIVE, WHICH CAN BE CHANGED WITHOUT SHAREHOLDER APPROVAL. AS WITH ALL MUTUAL FUNDS, THERE IS NO GUARANTEE THAT THE PORTFOLIO WILL ACHIEVE ITS INVESTMENT OBJECTIVE.


 THE PORTFOLIO'S ADVISER MAY SELL A PORTFOLIO SECURITY WHEN THE VALUE OF THE INVESTMENT REACHES OR EXCEEDS ITS ESTIMATED FAIR VALUE, TO TAKE ADVANTAGE OF MORE ATTRACTIVE INVESTMENT OPPORTUNITIES, WHEN THE ISSUER'S INVESTMENT FUNDAMENTALS BEGIN TO DETERIORATE, WHEN THE PORTFOLIO MUST MEET REDEMPTIONS, OR FOR OTHER INVESTMENT REASONS.


INVESTMENT SUMMARY

The Portfolio summary discusses the following:

    INVESTMENT OBJECTIVE
    What is the Portfolio's investment goal?

    PRINCIPAL INVESTMENT STRATEGY
    How does the Portfolio attempt to achieve its investment goal? What types of investments does it contain? What style of investing and investment philosophy does it follow?

    PRIMARY RISKS
    What are the specific risks of investing in the Portfolio?

    PAST PERFORMANCE
    How well has the Portfolio performed over time?

    FEES AND EXPENSES
    What is the cost of investing in the Portfolio?

In addition to its principal investment strategy, the Portfolio may invest in various types of securities and engage in various investment techniques and practices which are not the principal focus of the Portfolio and therefore are not described in the Investment Summary section of the Prospectus. These other securities and investment techniques and practices in which the Portfolio may engage, together with their risks, are briefly discussed in "Additional Investment Strategies" in this Prospectus.

The SAI provides more detailed information regarding the various types of securities that the Portfolio may purchase and certain investment techniques and practices of its Adviser.

The Contracts may be sold by banks. AN INVESTMENT IN THE PORTFOLIO THROUGH A CONTRACT IS NOT A DEPOSIT OR OBLIGATION OF, OR GUARANTEED BY, ANY BANK, AND IS NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY OF THE U.S. GOVERNMENT.

                    LOOMIS SAYLES GLOBAL MARKETS PORTFOLIO

INVESTMENT OBJECTIVE:

High total investment return through a combination of capital appreciation and income.

PRINCIPAL INVESTMENT STRATEGY:

The Portfolio invests primarily in equity and fixed income securities of U.S. and foreign issuers, including securities of issuers located in countries with emerging securities markets. The Adviser's Global Asset Allocation Group allocates the Portfolio's assets among the following four sectors.

  .  Domestic equities

  .  International equities

  .  Domestic fixed income securities

  .  International fixed income securities

In deciding how to allocate the Portfolio's assets among the four sectors, the Adviser attempts to determine the relative attractiveness of each of the four sectors based on fundamental factors such as economic cycles, relative interest rates, stock market valuations, and currency considerations.

In deciding which domestic and international equity securities to buy and sell, the Adviser generally looks for companies that it believes have the potential for superior earnings growth relative to current value.

In deciding which domestic and international fixed income securities to buy and sell, the Adviser generally looks for securities that it believes are undervalued and have the potential for credit upgrades. The Adviser may hedge currency risk for the Portfolio if it believes the outlook for a particular foreign currency is unfavorable.

The Portfolio may engage in foreign currency hedging transactions and options and futures transactions. The Portfolio also may invest in collateralized mortgage obligations, convertible securities, U.S. and foreign government securities, mortgage-backed securities, mortgage dollar rolls, depositary receipts, forward commitments, when-issued, delayed-delivery securities, and real estate investment trusts.

PRIMARY RISKS:

The value of your investment in the Portfolio may be affected by one or more of the following risks, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate. Please note that there are many other circumstances that could adversely affect your investment and prevent the Portfolio from reaching its objective, which are not described here.

MARKET RISK. The Portfolio's share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including disappointing corporate earnings, adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or a company may deteriorate. In addition, an assessment by the Portfolio's Adviser of particular companies may prove incorrect, resulting in losses or poor performance by those holdings, even in a rising market. The Portfolio could also miss attractive investment opportunities if its Adviser underweights markets or industries where there are significant returns, and could lose value if the Adviser overweights markets or industries where there are significant declines.


MARKET CAPITALIZATION RISK. Stocks fall into three broad market capitalization categories--large, medium and small. Investing primarily in one category carries the risk that due to current market conditions that category may be out of favor. If valuations of large capitalization companies appear to be greatly out of proportion to the valuations of small or medium capitalization companies, investors may migrate to the stocks of small and mid-sized companies causing a Portfolio that invests in these companies to increase in value more rapidly than a Portfolio that invests in larger, fully-valued companies. Larger more established companies may also be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion. Investing in medium and small capitalization companies may be subject to special risks associated with narrower product lines, more limited financial resources, smaller management groups, and a more limited trading market for their stocks as compared with larger companies. Securities of smaller capitalization issuers may therefore be subject to greater price volatility and may decline more significantly in market downturns than securities of larger companies. In some cases, these companies may be relatively new issuers (I.E., those having continuous operation histories of less than three years) which carries other risks in addition to the risks of other medium and small capitalization companies. New issuers may be more speculative because such companies are relatively unseasoned. These companies will often be involved in the development or marketing of a new product with no established market, which could lead to significant losses.

INVESTMENT STYLE RISK. Different investment styles tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. The Portfolio may outperform or underperform other funds that employ a different investment style. The Portfolio may also employ a combination of styles that impact its risk characteristics. Examples of different investment styles include growth and value investing. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's growth of earnings potential. Also, since growth companies usually invest a high portion of earnings in their business, growth stocks may lack the dividends of some value stocks that can cushion stock prices in a falling market. Growth oriented funds will typically underperform when value investing is in favor. Value stocks are those which are undervalued in comparison to their peers due to adverse business developments or other factors. Value investing carries the risk that the market will not recognize a security's inherent value for a long time, or that a stock judged to be undervalued may actually be appropriately priced or overvalued. Value oriented funds will typically underperform when growth investing is in favor.

FOREIGN INVESTMENT RISK. Investments in foreign securities involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject:

  . These risks may include the seizure by the government of company assets, excessive taxation, withholding taxes on dividends and interest, limitations on the use or transfer of portfolio assets, and political or social instability.

  . Enforcing legal rights may be difficult, costly and slow in foreign countries, and there may be special problems enforcing claims against foreign governments.

  . Foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there may be less public information about their operations.

  .  Foreign markets may be less liquid and more volatile than U.S. markets.

  . Foreign securities often trade in currencies other than the U.S. dollar, and the Portfolio may directly hold foreign currencies and purchase and sell foreign currencies. Changes in currency exchange rates will affect the Portfolio's net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of foreign securities. An increase in the strength of the U.S. dollar relative to these other currencies may cause the value of the Portfolio to decline. Certain foreign currencies may be particularly volatile, and foreign governments may intervene in the currency markets, causing a decline in value or liquidity of the Portfolio's foreign currency or securities holdings.

  . Costs of buying, selling and holding foreign securities, including brokerage, tax and custody costs, may be higher than those involved in domestic transactions.

  . In addition, investments in emerging markets include all of the risks of investments in foreign securities and are subject to severe price declines. The economic and political structures of developing nations, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity. Such countries may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners and economies based on only a few industries. For these reasons, all of the risks of investing in foreign securities are heightened by investing in emerging markets countries. The markets of developing countries have been more volatile than the markets of developed countries with more mature economies. These markets often have provided significantly higher or lower rates of return than developed markets, and significantly greater risks, to investors.

INTEREST RATE RISK. The values of debt securities are subject to change when prevailing interest rates change. When interest rates go up, the value of debt securities and certain dividend paying stocks tends to fall. If your Portfolio invests a significant portion of its assets in debt securities or stocks purchased primarily for dividend income and interest rates rise, then the value of your investment may decline. Alternatively, when interest rates go down, the value of debt securities and certain dividend paying stocks may rise.

Interest rate risk will affect the price of a fixed income security more if the security has a longer maturity because changes in interest rates are increasingly difficult to predict over longer periods of time. Fixed income securities with longer maturities will therefore be more volatile than other fixed income securities with shorter maturities. Conversely, fixed income securities with shorter maturities will be less volatile but generally provide lower returns than fixed income securities with longer maturities. The average maturity and duration of the Portfolio's fixed income investments will affect the volatility of the Portfolio's share price.

CREDIT RISK. The value of debt securities is directly affected by an issuer's ability to pay principal and interest on time. If your Portfolio invests in debt securities, the value of your investment may be adversely affected when an issuer fails to pay an obligation on a timely basis. The Portfolio may also be subject to credit risk to the extent it engages in transactions, such as securities loans, repurchase agreements or certain derivatives, which involve a promise by a third party to honor an obligation to the Portfolio. Such third party may be unwilling or unable to honor its financial obligations.

REAL ESTATE INVESTMENT RISK. Although the Portfolio will not invest in real estate directly, it may concentrate its assets in the real estate industry or may invest in securities related to the real estate industry, so your investment in the Portfolio will be closely linked to or may be impacted by the performance of the real estate markets. Property values may decrease due to increasing vacancies or declining rents resulting from unanticipated economic, legal, cultural or technological developments or because of overbuilding or lack of mortgage funds. The value of an individual property may also decline because of environmental liabilities or losses due to casualty or condemnation. Because of this concentration in or potential exposure to the real estate industry, the value of the Portfolio's shares may change at different rates compared to the value of shares of a mutual fund with investments in a mix of different industries.

The Portfolio may at times be more concentrated in particular sub-sectors of the real estate business--e.g. apartments, retail, hotels, offices, industrial, health care, etc. As such, its performance would be especially sensitive to developments that significantly affected those businesses.

In addition, Equity REITs may be affected by changes in the value of the underlying property they own, while Mortgage REITs may be affected by the quality of any credit they extend. Equity and Mortgage REITs are dependent upon management skills and are subject to heavy cash flow dependency, defaults by borrowers, self-liquidation and the possibility of failing to qualify for tax-free pass through of income under the Internal Revenue Code of 1986, and to maintain exemption from the Investment Company Act of 1940, as amended (the "1940 Act"). In the event an issuer of debt securities collateralized by real estate defaults, it is conceivable that the REIT could end up holding the underlying real estate.


MORTGAGE-RELATED SECURITIES RISK. Mortgage-related securities may be issued or guaranteed by the U.S. Government, its agencies or instrumentalities or may be issued by private issuers and as such are not guaranteed by the U.S. Government, its agencies or instrumentalities. Like other debt securities, changes in interest rates generally affect the value of a mortgage-backed security. Additionally, some mortgage-backed securities may be structured so that they may be particularly sensitive to interest rates.


Investments in mortgage-related securities are also subject to special risks of prepayment. Prepayment risk occurs when the issuer of a security can prepay the principal prior to the secur-ity's maturity. Securities subject to prepayment risk, including the collateralized mortgage obligations and other mortgage-related securities that the Portfolio can buy, generally offer less potential for gains when prevailing interest rates decline, and have greater potential for loss when interest rates rise depending upon the coupon of the underlying securities. The impact of prepayments on the price of a security may be difficult to predict and may increase the volatility of the price. In addition, early repayment of mortgages underlying these securities may expose the Portfolio to a lower rate of return when it reinvests the principal. Further, the Portfolio may buy mortgage-related securities at a premium. Accelerated prepayments on those securities could cause the Portfolio to lose a portion of its principal investment represented by the premium the Portfolio paid.

If interest rates rise rapidly, prepayments may occur at slower rates than expected, which could have the effect of lengthening the expected maturity of a short- or medium-term security. That could cause its value to fluctuate more widely in response to changes in interest rates. In turn, this could cause the value of the Portfolio's shares to fluctuate more.


DERIVATIVES RISK. The Portfolio's investments in derivatives can significantly increase the Portfolio's exposure to market risk or credit risk of the counterparty. Derivatives can also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the relevant assets, rates and indices.


PAST PERFORMANCE:


The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

 PORTFOLIO MANAGEMENT:


..  Loomis, Sayles & Company, L.P. see page 21

..  For financial highlights see page 29





The bar chart below shows you the performance of the Portfolio's Class B shares for each full calendar year since its inception. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart.


                  Year-by-Year Total Return as of 12/31

                                [CHART]

                                  2007
                                 ------
                                 27.85%

     High Quarter:    3rd - 2007     +8.98%
     Low Quarter:     1st - 2007     +2.81%



The table below compares the Portfolio's Class A and Class B shares' average annual compounded total returns for the 1-year period and since inception through 12/31/07 with the MSCI World Index and the Citigroup World Government Bond Index ("Citigroup WGBI"). MSCI World Index is an unmanaged full-float adjusted market capitalization index that is designed to measure global developed market equity performance. The Citigroup WGBI is a market capitalization weighted index consisting of the government bond markets of the following countries: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Italy, Japan, Netherlands, Spain, Sweden, Switzerland, United Kingdom, and United States. Country eligibility is determined based upon market capitalization and investability criteria. The index includes all fixed-rate bonds with a remaining maturity of one year or longer and with amounts outstanding of at least the equivalent of U.S. $25 million. Government securities typically exclude floating or variable rate bonds, U.S./Canadian savings bonds and private placements. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.



      Average Annual Total Return as of 12/31/07
------------------------------------------------------
                 1 Year Since Inception Inception Date
---------------- ------ --------------- --------------
Class A          28.09%      19.22%         5/1/06
Class B          27.85%      18.84%         5/1/06
MSCI World Index  9.57%      11.65%*
Citigroup WGBI   10.95%       8.70%*
* Index performance is from 4/30/06.



For information on Loomis, Sayles & Company, L.P.'s prior performance with a comparable fund, see page 22.

FEES AND EXPENSES:


The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2007 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE


Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)


                                          Class A Class B
---------------------------------------------------------
Management Fee                             0.68%   0.68%
---------------------------------------------------------
12b-1 Fees                                 None    0.25%
---------------------------------------------------------
Other Expenses                             0.06%   0.09%
---------------------------------------------------------
Total Annual Portfolio Operating Expenses  0.74%   1.02%
---------------------------------------------------------




EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.


The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.


EXAMPLE OF PORTFOLIO EXPENSES


         Class A Class B
------------------------
1 Year    $ 76   $  105
------------------------
3 Years   $237   $  326
------------------------
5 Years   $413   $  566
------------------------
10 Years  $921   $1,253
------------------------

ADDITIONAL INVESTMENT STRATEGIES

In addition to the principal investment strategies discussed in the Portfolio's Investment Summary, the Portfolio may at times invest a portion of its assets in the investment strategies and may engage in certain investment techniques as described below. The SAI provides a more detailed discussion of certain of these and other securities and indicates if the Portfolio is subject to any limitations with respect to a particular investment strategy. These strategies and techniques may involve risks. (PLEASE NOTE THAT SOME OF THESE STRATEGIES MAY BE A PRINCIPAL INVESTMENT STRATEGY FOR THE PORTFOLIO AND CONSEQUENTLY ARE ALSO DESCRIBED IN THE PORTFOLIO'S INVESTMENT SUMMARY.) The Portfolio is not limited by this discussion and may invest in other types of securities not precluded by the policies discussed elsewhere in this Prospectus.

BRADY BONDS. Brady Bonds are collateralized or uncollateralized fixed income securities created through the exchange of existing commercial bank loans to public and private entities in certain emerging markets for new bonds in connection with debt restructurings. Brady Bonds have been issued only in the last decade and, accordingly do not have a long payment history. These securities are subject to credit risk and interest rate risk.

COLLATERALIZED MORTGAGE OBLIGATIONS (CMOS). CMOs are fixed income securities secured by mortgage loans and other mortgage-backed securities and are generally considered to be derivatives. CMOs may be issued or guaranteed by the U.S. Government or its agencies or instrumentalities or collateralized by a portfolio of mortgages or mortgage-related securities guaranteed by such an agency or instrumentality or may be non-U.S. Government guaranteed.

CMOs carry general fixed income securities risks, such as credit risk and interest rate risk, and risks associated with mortgage-backed securities, including prepayment risk, which is the risk that the underlying mortgages or other debt may be refinanced or paid off prior to their maturities during periods of declining interest rates. In that case, an Adviser may have to reinvest the proceeds from the securities at a lower rate. Potential market gains on a security subject to prepayment risk may be more limited than potential market gains on a comparable security that is not subject to prepayment risk.

CONVERTIBLE SECURITIES. Convertible securities are preferred stocks or bonds that pay a fixed dividend or interest payment and are convertible into common stock at a specified price or conversion ratio.

Traditionally, convertible securities have paid dividends or interest rates higher than common stocks but lower than nonconvertible securities. They generally participate in the appreciation or depreciation of the underlying stock into which they are convertible, but to a lesser degree. These securities are also subject to market risk, interest rate risk and credit risk.

DEPOSITARY RECEIPTS. Depositary receipts are receipts for shares of a foreign-based corporation that entitle the holder to dividends and capital gains on the underlying security. Receipts include those issued by domestic banks (American Depositary Receipts), foreign banks (Global or European Depositary Receipts), and broker-dealers (depositary shares).

These instruments are subject to market risk and foreign investment risk.

DERIVATIVES. Derivatives are used to limit risk in a Portfolio or to enhance investment return, and have a return tied to a formula based upon an interest rate, index, price of a security, or other measurement. Derivatives include options, futures, forward contracts and related products.

Options are the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price.

Futures are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date.

Forward contracts are contracts to purchase or sell a specified amount of a financial instrument for an agreed upon price at a specified time.

Derivatives may be used to hedge against an opposite position that a Portfolio holds. Any loss generated by the derivatives should be offset by gains in the hedged investment. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains or result in losses or missed opportunities. In addition, derivatives that are used for hedging the Portfolio in specific securities may not fully offset the underlying positions. The counterparty to a derivatives contract also could default. Derivatives that involve leverage could magnify losses.

Derivatives may also be used to maintain a Portfolio's exposure to the market, manage cash flows or to attempt to increase income. Using derivatives for purposes other than hedging is speculative and involves greater risks. In many foreign countries, futures and options markets do not exist or are not sufficiently developed to be effectively used by a Portfolio that invests in foreign securities.

DIRECT PARTICIPATION IN CORPORATE LOANS. By purchasing a loan, the Portfolio acquires some or all of the interest of a bank or other lending institution in a loan to a corporate borrower. Many such loans are secured, and most impose restrictive covenants which must be met by the borrower. These loans are made generally to finance internal growth, mergers, acquisitions, stock repurchases, leveraged buy-outs and other corporate activities. Such loans may be in default at the time of purchase. The Portfolio may also purchase trade or other claims against companies, which generally represent money owed by the company to a supplier of goods or services. These claims may also be purchased at a time when the company is in default. Certain of the loans acquired by a Portfolio may involve revolving credit facilities or other standby financing commitments which obligate the Portfolio to pay additional cash on a certain date or on demand.

The highly leveraged nature of many such loans may make such loans especially vulnerable to adverse changes in economic or market conditions. Loans and other direct investments may not be in the form of securities or may be subject to restrictions on transfer, and only limited opportunities may exist to resell such instruments. As a result, the Portfolio may be unable to sell such investments at an opportune time or may have to resell them at less than fair market value.

DOLLAR ROLL TRANSACTIONS. Mortgage dollar rolls are transactions in which the Portfolio sells securities for delivery in the current month and simultaneously contracts with the same counter-party to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date. During the roll period, the Portfolio loses the right to receive principal (including prepayments of principal) and interest paid on the securities sold. However, the Portfolio would benefit to the extent of any difference between the price received for the securities sold and the lower forward price for the future purchase (often referred to as the "drop") or fee income plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. Unless such benefits exceed the income, capital appreciation and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of the Portfolio compared with what such performance would have been without the use of mortgage dollar rolls. Accordingly, the benefits derived from the use of mortgage dollar rolls depend upon the Adviser's ability to manage mortgage prepayments. There is no assurance that mortgage dollar rolls can be successfully employed. All cash proceeds will be invested in instruments that are permissible investments for the Portfolio. The Portfolio will maintain until the settlement date the segregation, either on the records of the Adviser or with the Trust's custodian, of cash or other liquid securities in an amount equal to the forward purchase price.

FOREIGN CURRENCY TRANSACTIONS. Foreign currency transactions are entered into for the purpose of hedging against foreign exchange risk arising from the Portfolio's investment or anticipated investment in securities denominated in foreign currencies. The Portfolio also may enter into these contracts for purposes of increasing exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. Foreign currency transactions include the purchase of foreign currency on a spot (or cash) basis, contracts to purchase or sell foreign currencies at a future date (forward contracts), the purchase and sale of foreign currency futures contracts, and the purchase of exchange traded and over-the-counter call and put options on foreign currency futures contracts and on foreign currencies.

These hedging transactions do not eliminate fluctuations in the underlying prices of the securities which the Portfolio owns or intends to purchase or sell. They simply establish a rate of exchange which can be achieved at some future point in time.

Foreign currency exchange rates may fluctuate significantly over short periods of time. A forward foreign currency exchange contract reduces the Portfolio's exposure to changes in the value of the currency it will deliver and increases its exposure to changes in the value of the currency it will exchange into. Contracts to sell foreign currency will limit any potential gain which might be realized by the Portfolio if the value of the hedged currency increases. In the case of forward contracts entered into for the purpose of increasing return, the Portfolio may sustain losses which will reduce its gross income. Forward foreign currency exchange contracts also involve the risk that the party with which the Portfolio enters the contract may fail to perform its obligations to the Portfolio. The purchase and sale of foreign currency futures contracts and the purchase of call and put options on foreign currency futures contracts and on foreign currencies involve certain risks associated with derivatives.

FOREIGN DEBT SECURITIES. Foreign debt securities are issued by foreign corporations and governments. They may include Eurodollar obligations and Yankee bonds.

Foreign debt securities are subject to foreign investment risk, credit risk and interest rate risk. Securities in developing countries are also subject to the additional risks associated with emerging markets.

FOREIGN EQUITY SECURITIES. Foreign equity securities are subject to foreign investment risk in addition to the risks applicable to domestic equity securities, such as market risk.

FORWARD COMMITMENTS, WHEN-ISSUED AND DELAYED DELIVERY SECURITIES. Forward commitments, when-issued and delayed delivery securities generally involve the purchase of a security with payment and delivery at some time in the future--I.E., beyond normal settlement. The Portfolio does not earn interest on such securities until settlement and bears the risk of market value fluctuations in between the purchase and settlement dates. New issues of stocks and bonds, private placements and U.S. Government securities may be sold in this manner.

HIGH QUALITY SHORT-TERM DEBT OBLIGATIONS, INCLUDING BANKERS' ACCEPTANCES, COMMERCIAL PAPER AND CERTIFICATES OF DEPOSIT ISSUED OR GUARANTEED BY BANK HOLDING COMPANIES IN THE U.S., THEIR SUBSIDIARIES AND FOREIGN BRANCHES OR OF THE WORLD BANK; VARIABLE AMOUNT MASTER DEMAND NOTES AND VARIABLE RATE NOTES ISSUED BY U.S. AND FOREIGN CORPORATIONS.

Commercial paper is a short-term debt obligation with a maturity ranging from one to 270 days issued by banks, corporations, and other borrowers to investors seeking to invest idle cash.

Variable amount master demand notes differ from ordinary commercial paper in that they are issued pursuant to a written agreement between the issuer and the holder, their amounts may be increased from time to time by the holder (subject to an agreed maximum) or decreased by the holder or the issuer, they are payable on demand, the rate of interest payable on them varies with an agreed formula and they are typically not rated by a rating agency. Transfer of such notes is usually restricted by the issuer, and there is no secondary trading market for them. Any variable amount master demand note purchased by a Portfolio will be regarded as an illiquid security.

These instruments are subject to credit risk, interest rate risk and foreign investment risk.

HIGH YIELD/HIGH RISK DEBT SECURITIES. High yield/high risk debt securities are securities that are rated below investment grade by the primary rating agencies (e.g., BB or lower by S&P and Ba or lower by Moody's) or are not rated, but are of equivalent quality. High yield debt securities range from those for which the prospect for repayment of principal and interest is predominantly speculative to those which are currently in default on principal or interest payments. You should understand that high yield securities are not generally meant for short-term investing.

A Portfolio with high yield debt securities may be more susceptible to credit risk and market risk than a Portfolio that invests only in higher quality debt securities because these lower-rated debt securities are less secure financially and more sensitive to downturns in the economy. When the Portfolio invests in high yield securities it generally seeks to receive a correspondingly higher return to compensate it for the additional credit risk and market risk it has assumed.

In addition, the secondary market for such securities may not be as liquid as that for more highly rated debt securities. As a result, the Portfolio's Adviser may find it more difficult to sell these securities or may have to sell them at lower prices.

HYBRID INSTRUMENTS. Hybrid instruments are a form of a derivative and combine the elements of futures contracts or options with those of debt, preferred equity or a depositary instrument. They are often indexed to the price of a commodity, particular currency, or a domestic or foreign debt or equity security index. Examples of hybrid instruments include debt instruments with interest or principal payments or redemption terms determined by reference to the value of a currency or commodity or securities index at a future point in time or preferred stock with dividend rates determined by reference to the value of a currency.

Hybrids may bear interest or pay dividends at below market (or even relatively nominal) rates. Under certain conditions, the redemption value of the instrument could be zero. Hybrids can have volatile prices and limited liquidity and their use by the Portfolio may not be successful.

ILLIQUID AND RESTRICTED SECURITIES. Each Portfolio may invest a portion of its assets in restricted and illiquid securities, which are investments that the Portfolio cannot easily resell within seven days at current value or that have contractual or legal restriction on resale. Restricted securities include those which are not registered under the Securities Act of 1933, as amended (the "1933 Act"), and are purchased directly from the issuer or in the secondary market (private placements).

If the Portfolio buys restricted or illiquid securities it may be unable to quickly resell them or may be able to sell them only at a price below current value or could have difficulty valuing these holdings precisely.

In recent years, however, a large institutional market has developed for certain securities that are not registered under the 1933 Act, including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

INDEXED SECURITIES. A Portfolio may invest in indexed securities whose value is linked to foreign currencies, interest rates, commodities, indices or other financial indicators. Most indexed securities are short to intermediate term fixed income securities whose values at maturity (I.E., principal value) or interest rates rise or fall according to changes in the value of one or more specified underlying instruments. Indexed securities may be positively or negatively indexed (I.E., their principal value or interest rates may increase or decrease if the underlying instrument appreciates), and may have return characteristics similar to direct investments in the underlying instrument or to one or more options on the underlying instrument. Indexed securities may be more volatile than the underlying instrument itself and could involve the loss of all or a portion of the principal amount of, or interest on, the instrument.

INTEREST RATE TRANSACTIONS. Interest rate transactions are hedging transactions such as interest rate swaps and the purchase or sale of interest rate caps and floors. They are used by a Portfolio in an attempt to protect the value of its investments from interest rate fluctuations. Interest rate swaps involve the exchange by the Portfolio with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate floor. The Adviser to the Portfolio enters into these transactions on behalf of the Portfolio primarily to preserve a return or spread on a particular investment or portion of its portfolio or to protect against any increase in the price of securities the Portfolio anticipates purchasing at a later date. The Portfolio will not sell interest rate caps or floors that it does not own.

There is the risk that the Adviser may incorrectly predict the direction of interest rates resulting in losses to the Portfolio.

INVESTMENT GRADE DEBT SECURITIES. Investment grade debt securities are securities rated in one of the four highest rating categories by S&P, Moody's or other nationally recognized rating agency. These securities are subject to interest rate risk and credit risk. Securities rated in the fourth investment category by a nationally recognized rating agency (e.g., BBB by S&P and Baa by Moody's) may have speculative characteristics.

MORTGAGE-BACKED SECURITIES, INCLUDING GNMA CERTIFICATES, MORTGAGE-BACKED BONDS AND STRIPPED MORTGAGE-BACKED SECURITIES. Mortgage-backed securities include securities backed by Ginnie Mae and Fannie Mae as well as by private issuers. These securities represent collections (pools) of commercial and residential mortgages. These securities are generally pass-through securities, which means that principal and interest payments on the underlying securities (less servicing fees) are passed through to shareholders on a pro rata basis.

These securities carry general fixed income security risks, such as credit risk and interest rate risk, as well as prepayment risk.

MUNICIPAL SECURITIES. Municipal securities are debt obligations issued by local, state and regional governments that provide interest income that is exempt from federal income tax. These securities are subject to interest rate risk and credit risk.

NON-MORTGAGE ASSET-BACKED SECURITIES. Non-mortgage asset-backed securities include equipment trust certificates and interests in pools of receivables, such as motor vehicle installment purchase obligations and credit card receivables. Such securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in the underlying pools of assets. This means that principal and interest payments on the underlying securities (less servicing fees) are passed through to shareholders on a pro rata basis.

The value of some asset-backed securities may be particularly sensitive to changes in prevailing interest rates, and like other fixed income investments, the ability of the Portfolio to successfully use these instruments may depend in part upon the ability of an Adviser to forecast interest rates and other economic factors correctly.

PIK (PAY-IN-KIND) DEBT SECURITIES AND ZERO-COUPON BONDS. PIK debt securities are debt obligations which provide that the issuer may, at its option, pay interest on such bonds in cash or in the form of additional debt obligations. Such investments benefit the issuer by mitigating its need for cash to meet debt service, but also require a higher rate of return to attract investors who are willing to defer receipt of such cash.

Zero-coupon bonds are bonds that provide for no current interest payment and are sold at a discount. These investments pay no interest in cash to its holder during its life and usually trade at a deep discount from their face or par value. These investments may experience greater volatility in market value due to changes in interest rates than debt obligations which make regular payments of interest. The Portfolio will accrue income on such investments for tax accounting purposes, as required, which is distributable to shareholders and which, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities to satisfy the Portfolio's distribution obligations.

These securities are subject to credit risk and interest rate risk.

PREFERRED STOCKS. Preferred stocks are equity securities that generally pay dividends at a specified rate and have preference over common stock in the payment of dividends and liquidation. Preferred stock generally does not carry voting rights.

Preferred stocks are subject to market risk. In addition, because preferred stocks pay fixed dividends, an increase in interest rates may cause the price of a preferred stock to fall.


REAL ESTATE INVESTMENT TRUSTS. REITs are entities which invest in commercial and other real estate properties. Risks associated with investments in securities of companies in the real estate industry include: decline in the value of real estate; risks related to general and local economic conditions; overbuilding and increased competition; increases in property taxes and operating expenses; changes in zoning laws; casualty or condemnation losses; variations in rental income; changes in neighborhood values; the appeal of properties to tenants; and increases in interest rates. In addition, equity REITs may be affected by changes in the values of the underlying property owned by the trusts, while mortgage REITs may be affected by the quality of credit extended. REITs are dependent upon management skills, may not be diversified and are subject to the risks of financing projects. Such REITs are also subject to heavy cash flow dependency, defaults by borrowers, self liquidation and the possibility of failing to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended (the "Code"), and to maintain exemption from the 1940 Act. In the event an issuer of debt securities collateralized by real estate defaults, it is conceivable that the REITs could end up holding the underlying real estate. The Portfolio, as a shareholder of a REIT, bears a portion of the REIT's annual operating expenses.

REPURCHASE AGREEMENTS. Repurchase agreements involve the purchase of a security by the Portfolio and a simultaneous agreement by the seller (generally a bank or dealer) to repurchase the security from the Portfolio at a specified date or upon demand. This technique offers a method of earning income on idle cash.


Repurchase agreements involve credit risk, I.E., the risk that the seller will fail to repurchase the security, as agreed. In that case, the Portfolio will bear the risk of market value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security.

REVERSE REPURCHASE AGREEMENTS. Reverse repurchase agreements involve the sale of a security by a Portfolio to another party (generally a bank or dealer) in return for cash and an agreement by the Portfolio to buy the security back at a specified price and time.

Reverse repurchase agreements will be used primarily to provide cash to satisfy unusually high redemption requests or for other temporary or emergency purposes. Reverse repurchase agreements are considered a form of borrowing by the Portfolio and, therefore, are a form of leverage. Leverage may cause any gains or losses of the Portfolio to be magnified.

RIGHTS AND WARRANTS.   Warrants basically are options to purchase equity
securities at specific prices valid for a specific period of time. Their prices do not necessarily move parallel to the prices of the underlying securities. Rights are similar to warrants, but normally have a short duration and are distributed directly by the issuer to its shareholders. Rights and warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer. These investments carry the risk that they may be worthless to the Portfolio at the time it may exercise its rights, due to the fact that the underlying securities have a market value less than the exercise price. Warrants also include Low Exercise Price Call Warrants or other structured securities for the purpose of gaining exposure to stocks in difficult to access foreign local markets.


SECURITIES LOANS. For purposes of realizing additional income, the Portfolio may lend securities to broker-dealers or institutional investors approved by the Board of Trustees of the Trust. All securities loans will be made pursuant to agreement requiring the loans to be continuously secured by collateral in cash or high grade debt obligations at least equal at all times to the market value of the loaned securities. The borrower pays to the Portfolio an amount equal to any dividends or interest received on loaned securities. The Portfolio retains all or a portion of the interest received on investment of cash collected or receives a fee from the borrower.


The risk in lending portfolio securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral, or in the recovery of the securities or possible loss of rights in their collateral should the borrower fail financially.

SHORT SALES. Short sales are sales of securities that the seller does not own. The seller must borrow the securities to make delivery to the buyer. A short sale may be uncollateralized or against-the-box. A short sale is "against-the-box" if at all times when the short position is open, the seller owns an equal amount of the securities sold short or securities convertible into, or exchanged without further consideration for, securities of the same issue as the securities sold short.

The price of securities purchased to replace borrowed securities sold short may be greater than proceeds received in the short sale resulting in a loss to the Portfolio.

STRUCTURED NOTES. A form of hybrid investment, structured notes are derivatives on which the amount of principal repayment and/or interest payments is based upon the movement of one or more factors. Structured notes are interests in entities organized and operated for the purpose of restructuring the investment characteristics of debt obligations. Structured notes are typically sold in private placement transactions, and there currently is no active trading market for structured notes.

Structured notes are also subject to credit risk and interest rate risk and can have volatile prices.

DEFENSIVE INVESTMENTS


Under adverse market or economic conditions, a Portfolio could invest for temporary defensive purposes some or all of its assets in money market securities or utilize other investment strategies that may be inconsistent with a Portfolio's principal investment strategy. Temporary defensive instruments generally include U.S. government securities, bank time deposits denominated in the currency of any major nation, commercial paper and repurchase agreements. The Adviser may also invest in these types of securities or hold cash while looking for suitable investment opportunities or to maintain liquidity. Although a Portfolio would employ these measures only in seeking to avoid losses, they could reduce the benefit from an upswing in the market or prevent the Portfolio from meeting its investment objective.


PORTFOLIO TURNOVER

The Portfolios' Advisers will sell a security when they believe it is appropriate to do so, regardless of how long a Portfolio has owned that security. Buying and selling securities generally involves some expense to a Portfolio, such as commissions paid to brokers and other transaction costs. Generally speaking, the higher a Portfolio's annual portfolio turnover rate, the greater its brokerage costs. Increased brokerage costs may adversely affect a Portfolio's performance. The Portfolio generally intends to purchase securities for long-term investment and therefore will have a relatively low turnover rate.

DOWNGRADES IN FIXED INCOME DEBT SECURITIES

Unless required by applicable law, the Portfolio is not required to sell or dispose of any debt security that either loses its rating or has its rating reduced after a Portfolio purchases the security.

MANAGEMENT

The Trust's Board of Trustees is responsible for managing the business affairs of the Trust. The Trustees meet periodically to review the affairs of the Trust and to establish certain guidelines which the Manager and Adviser are expected to follow in implementing the investment policies and objectives of the Trust. The Trustees also review the management of the Portfolio's assets by the Adviser. Information about the Trustees and executive officers of the Trust is contained in the SAI.

THE MANAGER


Met Investors Advisory, LLC (the "Manager"), 5 Park Plaza, Suite 1900, Irvine, California 92614, has overall responsibility for the general management and administration of the Portfolio. The Manager selects and pays the fees of the Adviser for the Portfolio and monitors the Adviser's investment program. The Manager is an affiliate of MetLife.


As compensation for its services to the Portfolio, the Manager receives monthly compensation at an annual rate of a percentage of the average daily net assets of the Portfolio as follows: 0.70% of first $500 million of such assets plus 0.65% of such assets over $500 million up to $1 billion plus 0.60% of such assets over $1 billion.


A discussion regarding the basis of the decision of the Trust's Board of Trustees to approve the Management Agreement with the Manager and the investment advisory agreement with the Adviser is available in the Portfolio's annual report.

THE ADVISER

Under the terms of the agreement between the Adviser and the Manager, the Adviser will develop a plan for investing the assets of the Portfolio, select the assets to be purchased and sold by the Portfolio, select the broker-dealer or broker-dealers through which the Portfolio will buy and sell its assets, and negotiate the payment of commissions, if any, to those broker-dealers. The Adviser follows the investment policies set by the Manager and the Board of Trustees for the Portfolio. Day-to-day management of the investments in the Portfolio is the responsibility of the Adviser's portfolio managers. The portfolio managers of the Portfolio are indicated below following a brief description of the Adviser. The SAI provides additional information about each portfolio manager's compensation, other accounts managed and the person's ownership of securities in the Portfolio.

The Trust and the Manager have received an exemptive order from the Securities and Exchange Commission that permits the Manager, subject to certain conditions, and without the approval of shareholders to: (a) employ a new unaffiliated investment adviser for the Portfolio pursuant to the terms of a new investment advisory agreement, in each case either as a replacement for an existing Adviser or as an additional Adviser; (b) change the terms of any investment advisory agreement; and (c) continue the employment of an existing Adviser on the same advisory contract terms where a contract has been assigned because of a change in control of the Adviser. In such circumstances, shareholders would receive notice of such action, including the information concerning the new Adviser that normally is provided in a proxy statement.

The Manager pays the Adviser a fee based on the Portfolio's average daily net assets. The Portfolio is not responsible for the fees paid to the Adviser.


LOOMIS, SAYLES & COMPANY, L.P. ("Loomis Sayles"), One Financial Center, Boston, Massachusetts 02111, is the Adviser to the Portfolio. Loomis Sayles is a subsidiary of Natixis Global Asset Management, L.P. Founded in 1926, Loomis Sayles is one of America's oldest investment advisory firms with over $130 billion in assets under management as of December 31, 2007.


The Portfolio is managed by a team of portfolio managers:

  . MARK B. BARIBEAU, CFA, Vice President of Loomis Sayles, joined the firm in 1989. He is the Growth portfolio manager of the domestic equity securities sector and international equity securities sector of the Portfolio.

  . DANIEL J. FUSS, CFA, CIC, Executive Vice President and Vice Chairman of Loomis Sayles has been with the firm since 1976. He is the portfolio manager of the domestic fixed income securities sector of the Portfolio.

  . WARREN N. KOONTZ, CFA, Vice President of Loomis Sayles, joined the firm in 1995. He is the Value portfolio manager of the domestic equity securities sector and international equity securities sector of the Portfolio.

  . DAVID ROLLEY, CFA, Vice President of Loomis Sayles, has been with the firm since 1994. He is the portfolio manager of the international fixed income securities sector of the Portfolio.

PRIOR EXPERIENCE WITH COMPARABLE FUND

The Loomis Sayles Global Markets Portfolio and the Loomis Sayles Global Markets Fund, which is also advised by Loomis Sayles, have substantially similar investment objectives, policies, and strategies. Since the Portfolio commenced operations in 2006, it does not have a significant operating history. In order to provide you with information regarding the investment capabilities of Loomis Sayles, performance information regarding the Loomis Sayles Global Markets Fund is presented. Management fees paid by the Loomis Sayles Global Markets Fund are higher than the fees paid by the Portfolio. If the same level of management fees charged to the Portfolio had been charged to the Loomis Sayles Global Markets Fund, the average annual return during the periods would have been higher than the numbers set forth below. This result assumes that the current management fee paid by the Loomis Sayles Global Markets Fund, as a percentage of average net assets, applied in all prior periods. Such performance information should not be relied upon as an indication of the future performance of the Portfolio because, among other things, the asset sizes and expenses of Loomis Sayles Global Markets Fund and the Portfolio will vary.


The table below compares the Loomis Sayles Global Markets Fund's average annual compounded total returns for the 1-, 5- and 10-year periods through 12/31/07 with the MSCI World Index, an index that measures global developed market equity performance and the Citigroup World Government Bond Index ("Citigroup
WGBI), an index that measures the most significant and liquid government bond indices located around the world which carry at least an investment grade rating. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index. The calculations of total return assume the reinvestment of all dividends and capital gain distributions and the deduction of all recurring expenses that were charged to shareholder accounts. These figures do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower.



                                  1 Year 5 Year 10 Year
--------------------------------- ------ ------ -------
Loomis Sayles Global Markets Fund
 (Class Y shares)                 26.49% 18.77%  13.32%
MSCI World Index                   9.57% 17.53%   7.45%
Citigroup WGBI                    10.95%  6.81%   6.31%


DISTRIBUTION PLAN


The Portfolio has adopted for its Class B shares a plan pursuant to Rule 12b-1 under the 1940 Act (the "Plan") and pursuant to the Plan, entered into a Distribution Agreement with MetLife Investors Distribution Company, located at 5 Park Plaza, Suite 1900, Irvine, California, 92614. MetLife Investors Distribution Company is an affiliate of the Manager, and serves as principal underwriter for the Trust. The Plan permits the use of Trust assets to help finance the distribution of the shares of the Portfolio. Under the Plan, the Trust, on behalf of the Portfolio, is permitted to pay to various service providers up to 0.50% of the average daily net assets of the Portfolio allocated to Class B shares as payment for services rendered in connection with the distribution of the shares of the Portfolio. Currently, payments are limited to 0.25% of average net assets, which amount may be increased to the full Plan amount by the Trustees of the Trust without shareholder approval. Because these fees are paid out of Trust assets on an on-going basis, over time these costs will increase the cost of your investment and may cost you more than other types of sales charges.

YOUR INVESTMENT

SHAREHOLDER INFORMATION

The separate accounts of MetLife are the record owners of the Portfolio's shares. Any reference to the shareholder in this Prospectus technically refers to those separate accounts and not to you, the Contract owner. The legal rights of you, the Contract owner, are different from the legal rights of the record owner.

However, MetLife is required to solicit instructions from Contract owners when voting on shareholder issues. Any voting by MetLife as shareholder would therefore reflect the actual votes of Contract owners. Neither the Securities and Exchange Commission nor MetLife requires any specific minimum percentage of Contract owners to vote in order for MetLife to echo vote the remaining unvoted votes. MetLife seeks to obtain a reasonable level of turnout given the particular voting trend. MetLife may use various methods of encouraging Contract owners to vote, including additional solicitations. The practice of echo voting means that a minority of Contract owners may, in practice, determine whether an item passes or fails. Please see "Voting Rights" in the prospectus for the Contracts for more information on your voting rights.

DISCLOSURE OF PORTFOLIO HOLDINGS


Shares of the Trust are offered only to separate accounts of the Insurance Companies. The following information is generally made available on one or more of the Insurance Company websites (including www.metlifeinvestors.com): (i) the ten largest portfolio holdings of the Portfolio; (ii) unless the Adviser has objected, the percentage of the Portfolio's net assets that each of the portfolio holdings represents; and (iii) the percentage of the Portfolio's net assets that these holdings represent in the aggregate. Unless the Adviser has objected, this information is posted on the website as early as on or about the tenth business day following the calendar quarter and no later than on or about the first business day of the second month following the calendar quarter. The Trust may exclude any portion of these holdings from the posting when deemed in the best interest of the Trust. These postings generally remain until replaced by new postings as described above. For these purposes, the Portfolio's ten largest portfolio holdings are not considered to include swaps, futures, or forward currency transactions or transactions transmitted to the Trust's custodian after certain established cut-off times.


A description of the Portfolio's policies and procedures with respect to the disclosure of the Portfolio's portfolio securities is available in the SAI.

DIVIDENDS, DISTRIBUTIONS AND TAXES

DIVIDENDS AND DISTRIBUTIONS

The Portfolio intends to distribute substantially all of its net investment income, if any. The Portfolio distributes its dividends from its net investment income to MetLife's separate accounts at least once a year and not to you, the Contract owner. These distributions are in the form of additional shares and not cash. The result is that the Portfolio's investment perform-ance, including the effect of dividends, is reflected in the cash value of the Contracts. Please see the Contract prospectus for more information.

All net realized long- or short-term capital gains of the Portfolio are also declared once a year and reinvested in the Portfolio.

TAXES

Please see the Contract prospectus for a discussion of the tax impact on you resulting from the income taxes the separate accounts owe as a result of their ownership of the Portfolio's shares and their receipt of dividends and capital gains.

The Portfolio expects to qualify and to continue to qualify as a regulated investment company under Subchapter M of the Code. As qualified, the Portfolio is not subject to federal income tax on that part of its taxable income that it distributes to you. Taxable income consists generally of net investment income, and any capital gains. It is the Portfolio's intention to distribute all such income and gains.

Shares of the Portfolio are currently offered only to the separate accounts of MetLife. Separate accounts are insurance company separate accounts that fund life insurance policies and annuity contracts. Under the Code, an insurance company pays no tax with respect to income of a qualifying separate account when the income is properly allocable to the value of eligible variable annuity or variable life insurance contracts. For a discussion of the taxation of life insurance companies and the separate accounts, as well as the tax treatment of the policies and annuity contracts and the holders thereof, see the discussion of federal income tax considerations included in the prospectus for the Contracts.

Section 817(h) of the Code and the regulations thereunder impose "diversification" requirements on the assets underlying a Contract. The Portfolio intends to maintain diversification which will allow each Contract to satisfy these requirements. These requirements are in addition to the diversification requirements imposed on the Portfolio by Subchapter M and the 1940 Act. Technically, the section 817(h) requirements provide that, with limited exceptions, as of the end of each calendar quarter or within thirty days thereafter no more than 55% of the assets underlying a Contract may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments, and no more than 90% by any four investments. For this purpose, an investment in the Portfolio is treated not as a single investment but as an investment in each asset owned by the Portfolio, so long as shares of the Portfolio are owned only by separate accounts of insurance companies, by qualified pension and retirement plans, and by a limited class of other investors. The Portfolio is and will be so owned. Thus so long as the Portfolio meets the section 817(h) diversification tests, each Contract will also meet those tests. See the prospectus for the Contracts.

The foregoing is only a summary of some of the important federal income tax considerations generally affecting the Portfolio and you; see the SAI for a more detailed discussion. You are urged to consult your tax advisers.

REPORT TO POLICYHOLDERS

The fiscal year of the Portfolio ends on December 31 of each year. The Trust will send to you, at least semi-annually, reports which show the Portfolio's composition and other information. An annual report, with audited information, will be sent to you each year.

SALES AND PURCHASES OF SHARES

The Trust does not sell its shares directly to the public. The Trust continuously sells Class A and Class B shares of the Portfolio only to the separate accounts of MetLife to fund Contracts. The Trust could also offer shares to other separate accounts of other insurers if approved by the Board of Trustees.

PURCHASE AND REDEMPTION OF SHARES

MetLife Investors Distribution Company is the principal underwriter and distributor of the Trust's shares. MetLife Investors Distribution Company places orders for the purchase or redemption of shares of the Portfolio based on, among other things, the amount of net Contract premiums or purchase payments transferred to the separate accounts, transfers to or from a separate account investment division and benefit payments to be effected on a given date pursuant to the terms of the Contract. Such orders are effected, without sales charge, at the net asset value per share for the Portfolio determined on that same date. The Trust reserves the right to reject or limit all or part of any purchase or exchange order for any reason.

The Portfolio is available as an investment option under a number of different variable insurance products, many of which do not limit the number of transfers among the available underlying funds. A large number of transfers could raise transaction costs for the Portfolio and could require the Adviser to maintain increased cash reserves, which could harm performance in rising markets.

Shares of the Portfolio are sold and redeemed at their net asset value without the imposition of any sales commission or redemption charge. Class A shares are not subject to a Rule 12b-1 fee. Class B shares are subject to a Rule 12b-1 fee of 0.25% of average daily net assets. (However, certain sales or other charges may apply to the Contract, as described in the Contract prospectus.) Under certain circumstances, redemption proceeds may be paid in securities or other property rather than in cash if the Manager determines it is in the best interests of the Trust.

MARKET TIMING

The Trust's Board of Trustees has adopted certain procedures, described below, to discourage certain types of trading in Portfolio shares that may be harmful to long-term investors, specifically (i) trading that is designed to exploit pricing inefficiencies and thereby dilute the returns of long-term investors; or (ii) frequent trading by an investor that generates sufficiently volatile cash flows to be disruptive to a portfolio manager's ability to manage the Portfolio's assets ((i) or (ii), "market timing"). The Trust is not intended for investment by market timers. The Trust does not knowingly accommodate market timing in the Portfolio and, to the Trust's knowledge, there are no arrangements currently in place that are designed to permit any contract owner to engage in market timing. As discussed above, the Trust reserves the right to reject or limit all or part of any purchase or exchange order for any reason.


The Trust requires that the insurance company separate accounts that invest in the Portfolios have in place policies and procedures reasonably designed to detect and deter market timing in the separate accounts by contract owners. In addition, the Manager monitors cashflows of certain Portfolios identified as presenting pricing inefficiencies that could potentially be exploited by market timers, and, with respect to each Portfolio, conducts certain tests to help detect cash outflows or cashflow volatility that may be disruptive to a portfolio manager's ability to manage the Portfolio. If, based on such monitoring, the Manager believes (i) that a Portfolio's cash flows may reflect a pattern of market timing or (ii) that a Portfolio's cash flows may reflect frequent trading that is disruptive to the management of the Portfolio and it is appropriate given the context of the cash flow volatility (e.g., type of Portfolio, amount of assets), the Manager will refer the matter to the appropriate insurance company or companies.

Further, in accordance with Rule 22c-2 under the 1940 Act, the Trust has contracted with insurance separate accounts to enable it to request and receive information regarding transactions in the shares of the Trust's Portfolios and limit transactions that violate the Trust's policies on market timing.


If the Trust finds that any insurance company has in place inadequate policies and procedures, with respect to a particular separate account, to detect and deter market timing in Portfolio shares and there is evidence of market timing in that separate account, the Trust or any of its Portfolios may be discontinued as an investment option of that separate account. In such an event, all contract owners of such separate account would no longer be able to make new investments in the Trust or any of its Portfolios. The Trust reserves the right to modify this policy, including any procedures established from time to time to effectuate this policy, at any time without notice.

LIMITATIONS ON THE TRUST'S ABILITY TO DETECT AND DETER MARKET TIMING

The Portfolio is available as an investment option under a number of different variable insurance products. Owners of these variable insurance products transfer value among sub-accounts of the insurance company separate accounts by contacting the insurance companies. The resulting purchases and redemptions of Portfolio shares are made through omnibus accounts of the insurance companies. The right of an owner of such a variable insurance product to transfer among sub-accounts is governed by a contract between the insurance company and such owner. Many of these contracts do not limit the number of transfers among the available underlying funds that a contract owner may make. The terms of these contracts, the presence of financial intermediaries (including the insurance companies) between the Trust and contract owners, the utilization of omnibus accounts by these intermediaries and other factors such as state insurance laws may limit the Trust's ability to detect and deter market timing. Multiple tiers of such financial intermediaries may further compound the Trust's difficulty in detecting and deterring such market timing activities.

RISKS ASSOCIATED WITH MARKET TIMING GENERALLY

While the Trust will try to detect and deter market timing by utilizing the procedures described above, these procedures may not be successful in identifying or deterring market timing. By realizing profits through short-term trading, contract owners that engage in market timing activities may dilute the value of shares held by long-term investors. Cashflow volatility resulting from frequent trading of Portfolio shares, especially involving large dollar amounts, may disrupt a portfolio manager's ability to manage the Portfolio's assets. Frequent trading may be disruptive if it makes it difficult for the Portfolio to implement its long-term investment strategies, for example by causing the Portfolio to maintain a higher level of its assets in cash to accommodate such frequent trading. Frequent trading may also be disruptive if it forces the Portfolio to sell portfolio securities at inopportune times to raise cash to accommodate such trading activity. In addition, frequent trading may cause the Portfolio to incur increased expenses. For example, as a result of such frequent trading, the Portfolio may be forced to liquidate investments and thereby incur increased brokerage costs. All of these factors may adversely affect Portfolio performance.

Associated with an investment in the Portfolio that itself invests in securities that are, for example, thinly traded, traded infrequently, or relatively less liquid is the risk that the current market price for the securities may not accurately reflect current market values. A market timer may seek to engage in strategies designed to take advantage of these pricing differences ("price arbitrage") and thereby dilute the returns of long-term investors. Portfolios that may be adversely affected by price arbitrage include those Portfolios that significantly invest in small cap equity securities and in certain fixed-income securities, such as high yield bonds.

A Portfolio that invests significantly in foreign securities may be particularly susceptible to strategies designed to exploit pricing inefficiencies. This is because foreign securities are typically traded on markets that close well before the time the Portfolio calculates its net asset value (typically at 4:00 p.m. Eastern Time), which gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities. The time zone differences among international stock markets can allow a market timer engaging in certain strategies to exploit differences in Portfolio share prices that are based on closing prices of foreign securities established some time before the Portfolio calculates its own share price (a type of price arbitrage referred to as "time zone arbitrage"). As discussed more fully below, the Trust has procedures, referred to as fair value pricing, that allow the Trust to adjust closing market prices of foreign securities to reflect what is believed to be the fair value of those securities at the time the Portfolio calculates its net asset value. While there is no assurance, the Portfolio expects that the use of fair value pricing will reduce a market timer's ability to engage in time zone arbitrage to the detriment of Portfolio shareholders.

VALUATION OF SHARES


The Portfolio's net asset value ("NAV") per share is ordinarily determined once daily, as of the close of the regular session of business on the New York Stock Exchange (NYSE) (usually at 4:00 p.m., Eastern Time), on each day the NYSE is open. To the extent that the Portfolio's assets are traded in other markets when the NYSE is closed, the value of the Portfolio's assets may be effected on days when the Trust is not open for business. In addition, trading in some of the Portfolio's assets may not occur when the Trust is open for business.

NAV of a Portfolio share is computed by dividing the value of the net assets of the Portfolio by the total number of shares outstanding in the Portfolio. Share prices for any transaction are those next calculated after receipt of an order.


Except for money market instruments maturing in 60 days or less and foreign securities as discussed below, securities held by the Portfolio are valued at market value. If market values are not readily available, or if available market quotations are not reliable, securities are priced at their fair value as determined by the Valuation Committee of the Trust's Board of Trustees using procedures approved by the Board of Trustees. The Portfolio may use fair value pricing if the value of a security has been materially affected by events occurring before the Portfolio's calculation of

NAV but after the close of the primary markets on which the security is traded. The Portfolio may also use fair value pricing if reliable market quotations are unavailable due to infrequent trading or if trading in a particular security was halted during the day and did not resume prior to the Portfolio's calculation of NAV. The use of fair value pricing has the effect of valuing a security based upon the price the Portfolio might reasonably expect to receive if it sold that security but does not guarantee that the security can be sold at the fair value price. Further, because of the inherent uncertainty of fair valuation, a fair valuation price may differ significantly from the value that would have been used had a ready market for the investment existed, and these differences could be material. With respect to any portion of the Portfolio's assets that is invested in other open-end investment companies, that portion of the Portfolio's NAV is calculated based on the NAV of that investment company. The prospectus for the other investment company explains the circumstances and effects of fair value pricing for that investment company.

The Portfolio has retained a third party pricing service to automatically fair value each of its investments that is traded principally on a foreign exchange or market, subject to adjustment by the Trust's Valuation Committee. The Valuation Committee will regularly monitor and review the services provided by the pricing service to the Portfolio and periodically report to the Board on the pricing services' performance.

Money market instruments maturing in 60 days or less are valued on the amortized cost basis.

FINANCIAL HIGHLIGHTS

The following financial highlights tables are intended to help you understand the Portfolio's Class A shares and Class B shares financial performance for its period of operation. Certain information reflects financial results for a single Portfolio share. Total return in each table shows how much an investment in the Portfolio would have increased (or decreased) during each period (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, whose report is included in the Annual Report of the Portfolio, which is available upon request.

  LOOMIS SAYLES GLOBAL MARKETS PORTFOLIO


                                                                FOR THE PERIOD FROM
                                                                    MAY 1, 2006
                                                                  (COMMENCEMENT OF
                                            FOR THE YEAR ENDED     OPERATIONS) TO
CLASS A                                    DECEMBER 31, 2007(A) DECEMBER 31, 2006(A)
------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD               $10.36              $10.00
                                                 --------             -------
INCOME FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                0.24                0.11
NET REALIZED AND UNREALIZED GAINS                    2.67                0.36
                                                 --------             -------
TOTAL FROM INVESTMENT OPERATIONS                     2.91                0.47
                                                 --------             -------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                   --              (0.11)
DISTRIBUTIONS FROM NET REALIZED CAPITAL                --                  --
GAINS                                            --------             -------
TOTAL DISTRIBUTIONS                                    --              (0.11)
                                                 --------             -------
NET ASSET VALUE, END OF PERIOD                     $13.27              $10.36
                                                 --------             -------
TOTAL RETURN                                       28.09%              4.66%+
                                                 --------             -------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)          $1,007.2              $523.5
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                            0.74%             0.87%++
NET INVESTMENT INCOME                               2.05%             1.72%++
PORTFOLIO TURNOVER RATE                            120.4%              45.9%+
(1) RATIO OF OPERATING EXPENSES TO AVERAGE
NET ASSETS BEFORE REIMBURSEMENT BY THE
MANAGER AND BROKER REBATES:                         0.74%             0.88%++

--------------------------------------------------------------------------------
+  Non-annualized
++ Annualized
(a) Net investment income per share was calculated using average shares outstanding.

                                         LOOMIS SAYLES GLOBAL MARKETS PORTFOLIO


                                                                FOR THE PERIOD FROM
                                                                    MAY 1, 2006
                                                                  (COMMENCEMENT OF
                                            FOR THE YEAR ENDED     OPERATIONS) TO
CLASS B                                    DECEMBER 31, 2007(A) DECEMBER 31, 2006(A)
------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD              $10.34               $10.00
                                                  ------              -------
INCOME FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                               0.23                 0.09
NET REALIZED AND UNREALIZED GAINS                   2.65                 0.35
                                                  ------              -------
TOTAL FROM INVESTMENT OPERATIONS                    2.88                 0.44
                                                  ------              -------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                  --               (0.10)
DISTRIBUTIONS FROM NET REALIZED CAPITAL               --                   --
GAINS                                             ------              -------
TOTAL DISTRIBUTIONS                                   --               (0.10)
                                                  ------              -------
NET ASSET VALUE, END OF PERIOD                    $13.22               $10.34
                                                  ------              -------
TOTAL RETURN                                      27.85%               4.37%+
                                                  ------              -------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)            $79.0                 $9.8
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                           1.02%              1.15%++
NET INVESTMENT INCOME                              1.94%              1.36%++
PORTFOLIO TURNOVER RATE                           120.4%               45.9%+
(1) RATIO OF OPERATING EXPENSES TO AVERAGE
NET ASSETS BEFORE REIMBURSEMENT BY THE
MANAGER AND BROKER REBATES:                        1.02%              1.16%++

--------------------------------------------------------------------------------
+  Non-annualized
++ Annualized
(a) Net investment income per share was calculated using average shares outstanding.

FOR MORE INFORMATION

If you would like more information about the Portfolio, the following documents are available to you free upon request:

ANNUAL/SEMI-ANNUAL REPORTS

Contain additional information about the Portfolio's performance. In the Portfolio's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION ("SAI")

Provides a fuller technical and legal description of the Portfolio's policies, investment restrictions, and business structure. The SAI is legally considered to be a part of this Prospectus.

IF YOU WOULD LIKE A COPY OF THE CURRENT VERSIONS OF THESE DOCUMENTS, OR OTHER INFORMATION ABOUT THE PORTFOLIO, CONTACT:

                          MET INVESTORS SERIES TRUST
                           5 PARK PLAZA, SUITE 1900
                           IRVINE, CALIFORNIA 92614

                                1-800-848-3854

Free copies of the SAI and Annual and Semi-Annual Reports are available at the following website: www.metlifeinvestors.com

Information about the Portfolio, including the Annual and Semi-annual Reports and SAI, may also be obtained from the Securities and Exchange Commission ("SEC"):

[_] IN PERSONReview and copy documents in the SEC's Public Reference Room in
             Washington, D.C. (for information call 202-551-8090).

[_] ON LINE  Retrieve information from the EDGAR database on the SEC's web site at: http://www.sec.gov.

[_] BY MAIL  Request documents, upon payment of a duplicating fee, by writing to SEC, Public Reference Section, Washington, D.C. 20549 or by e-mailing the SEC at publicinfo@sec.gov.

                             SEC FILE # 811-10183

                                 MET INVESTORS
                            S E R I E S   T R U S T


                     Lord Abbett Bond Debenture Portfolio


                      Class A, Class B and Class E Shares


                                __PROSPECTUS__


                                APRIL 28, 2008



Like all securities, these securities have not been approved or disapproved by the
    Securities and Exchange Commission, nor has the Securities and Exchange
      Commission passed upon the accuracy or adequacy of this Prospectus.
           Any representation to the contrary is a criminal offense.

                           ____TABLE OF CONTENTS____


                                                                  PAGE

       INTRODUCTION                                                3
          Understanding the Trust                                  3
          Understanding the Portfolio                              3

       THE PORTFOLIO                                               4

         INVESTMENT SUMMARY                                        4
          Lord Abbett Bond Debenture Portfolio                     5
         ADDITIONAL INVESTMENT STRATEGIES                          12
         MANAGEMENT                                                16
          The Manager                                              17
          The Adviser                                              17
          Distribution Plans                                       18

       YOUR INVESTMENT                                             18
          Shareholder Information                                  18
          Dividends, Distributions and Taxes                       19
          Sales and Purchases of Shares                            20

       FINANCIAL HIGHLIGHTS                                        25

       FOR MORE INFORMATION                                    Back Cover

INTRODUCTION

UNDERSTANDING THE TRUST


Met Investors Series Trust (the "Trust") is an open-end management investment company that offers a selection of fifty-two managed investment portfolios or mutual funds. Only one of these portfolios is offered through this Prospectus (the "Portfolio"). Please see the Investment Summary section of this Prospectus for specific information on the Portfolio.


  INVESTING THROUGH A VARIABLE INSURANCE CONTRACT


  Class A, Class B and Class E shares of the Portfolio are currently only sold to separate accounts of Metropolitan Life Insurance Company and certain of its affiliates (collectively, "MetLife" or the "Insurance Companies") to fund the benefits under certain individual flexible premium variable life insurance policies and individual and group variable annuity contracts (collectively, "Contracts"). As a Contract owner, your premium payments are allocated to the Portfolio in accordance with your Contract.

  A particular class of the Portfolio may not be available under the Contract you have chosen. The prospectus for the Contracts shows the classes available to you. Please read this Prospectus carefully. It provides information to assist you in your decision. If you would like additional information about the Portfolio, please request a copy of the Statement of Additional Information ("SAI"). For details about how to obtain a copy of the SAI and other reports and information, see the back cover of this Prospectus. The SAI is incorporated by reference into this Prospectus.


  The Portfolio's name and investment objective are very similar to a certain publicly available mutual fund that is managed by the same investment adviser. The Portfolio in this Prospectus is not that publicly available mutual fund and will not have the same performance. Different performance will result from such factors as different implementation of investment policies, different investment restrictions, different cash flows into and out of the Portfolio, different fees and expenses, and different asset sizes.

UNDERSTANDING THE PORTFOLIO

After this Introduction you will find an Investment Summary for the Portfolio. The Investment Summary presents important facts about the Portfolio, including information about its investment objective, principal investment strategy, primary risks, fees and expenses and past performance.


 PLEASE SEE THE CONTRACT PROSPECTUS FOR A DETAILED EXPLANATION OF YOUR CONTRACT.

                                 THE PORTFOLIO


 THE PORTFOLIO IN THIS PROSPECTUS IS A MUTUAL FUND: A POOLED INVESTMENT THAT IS PROFESSIONALLY MANAGED AND THAT GIVES YOU THE OPPORTUNITY TO PARTICIPATE IN FINANCIAL MARKETS. THE PORTFOLIO STRIVES TO REACH ITS STATED INVESTMENT OBJECTIVE, WHICH CAN BE CHANGED WITHOUT SHAREHOLDER APPROVAL. AS WITH ALL MUTUAL FUNDS, THERE IS NO GUARANTEE THAT THE PORTFOLIO WILL ACHIEVE ITS INVESTMENT OBJECTIVE.


 THE PORTFOLIO'S ADVISER MAY SELL A PORTFOLIO SECURITY WHEN THE VALUE OF THE INVESTMENT REACHES OR EXCEEDS ITS ESTIMATED FAIR VALUE, TO TAKE ADVANTAGE OF MORE ATTRACTIVE INVESTMENT OPPORTUNITIES, WHEN THE ISSUER'S INVESTMENT FUNDAMENTALS BEGIN TO DETERIORATE, WHEN THE PORTFOLIO MUST MEET REDEMPTIONS, OR FOR OTHER INVESTMENT REASONS.


INVESTMENT SUMMARY

The Portfolio summary discusses the following:

    INVESTMENT OBJECTIVE
    What is the Portfolio's investment goal?

    PRINCIPAL INVESTMENT STRATEGY
    How does the Portfolio attempt to achieve its investment goal? What types of investments does it contain? What style of investing and investment philosophy does it follow?

    PRIMARY RISKS
    What are the specific risks of investing in the Portfolio?

    PAST PERFORMANCE
    How well has the Portfolio performed over time?

    FEES AND EXPENSES
    What is the cost of investing in the Portfolio?

In addition to its principal investment strategy, the Portfolio may invest in various types of securities and engage in various investment techniques and practices which are not the principal focus of the Portfolio and therefore are not described in the Investment Summary section of the Prospectus. These other securities and investment techniques and practices in which the Portfolio may engage, together with their risks, are briefly discussed in "Additional Investment Strategies" in this Prospectus.

The SAI provides more detailed information regarding the various types of securities that the Portfolio may purchase and certain investment techniques and practices of its Adviser.

The Contracts may be sold by banks. AN INVESTMENT IN THE PORTFOLIO THROUGH A CONTRACT IS NOT A DEPOSIT OR OBLIGATION OF, OR GUARANTEED BY, ANY BANK, AND IS NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY OF THE U.S. GOVERNMENT.

                     LORD ABBETT BOND DEBENTURE PORTFOLIO

INVESTMENT OBJECTIVE:

High current income and the opportunity for capital appreciation to produce a high total return.

PRINCIPAL INVESTMENT STRATEGY:


To pursue its goal, the Portfolio, under normal circumstances, will invest at least 80% of its net assets, in bonds, debentures and other fixed income securities. The Portfolio allocates its assets principally among fixed income securities in four market sectors: U.S. investment grade securities, U.S. high yield securities, foreign securities (including emerging market securities) and convertible securities. These securities may include: all types of bonds, debentures, mortgage-related and other asset-backed securities, high-yield and investment grade debt securities, U.S. Government securities, equity-related securities such as convertibles and debt securities with warrants and emerging market debt securities. Under normal circumstances, the Portfolio invests in each of the four sectors described above. However, the Portfolio may invest substantially all of its assets in any one sector at any time, subject to the limitation that at least 20% of the Portfolio's net assets must be invested in any combination of investment grade debt securities, U.S. Government securities and cash equivalents. The Portfolio may invest up to 15% of its assets in credit default swaps. The Portfolio may invest up to 20% of its net assets in equity securities, including common stocks, preferred stocks, convertible preferred stocks, warrants and similar instruments. The Portfolio may invest up to 20% of its net assets in foreign securities.


The Adviser will actively manage the Portfolio and seek unusual values, particularly in lower-rated debt securities, some of which are convertible into common stocks or have warrants attached to purchase common stocks. In selecting lower-rated bonds for investment, the Adviser does not rely upon ratings, which evaluate only the safety of principal and interest, not market value risk, and which, furthermore, may not accurately reflect an issuer's current financial condition. The Portfolio does not have any minimum rating criteria for its investments in bonds and some issuers may default as to principal and/or interest payments subsequent to the purchase of their securities. Through portfolio diversification, good credit analysis and attention to current developments and trends in interest rates and economic conditions, the Adviser believes that investment risk may be reduced, although there is no assurance that losses will not occur.

The Portfolio normally invests in long-term debt securities when the Adviser believes that interest rates in the long run will decline and prices of such securities generally will be high. When the Adviser believes that long-term interest rates will rise, it may shift the Portfolio into short-term debt. Under normal circumstances, the average duration of the Portfolio's debt securities will be between 3 and 7 years with an average maturity of 5 to 12 years.

Capital appreciation may be obtained by investing in:

  .  debt securities when the trend of interest rates is expected to be down

  . convertible debt securities or debt securities with warrants attached entitling the holder to purchase common stock

  . debt securities of issuers in financial difficulties when, in the view of the Adviser, the problems giving rise to such difficulties can be successfully resolved, with a consequent improvement in the credit standing of the issuers (such investments involve corresponding risks that interest and principal payments may not be made if such difficulties are not resolved)

  .  equity securities

The Portfolio may invest up to 20% of its net assets, at market value, in debt and equity securities primarily traded in foreign countries.

The Portfolio may hold or sell any property or securities which it may obtain through the exercise of conversion rights or warrants or as a result of any reorganization, recapitalization or liquidation proceedings for any issuer of securities owned by it. In no event will the Portfolio voluntarily purchase any securities other than debt securities, if, at the time of such purchase or acquisition, the value of the property and securities, other than debt securities, in the Portfolio is greater than 20% of the value of its net assets.

PRIMARY RISKS:

The value of your investment in the Portfolio may be affected by one or more of the following risks, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate. Please note that there are many other circumstances that could adversely affect your investment and prevent the Portfolio from reaching its objective, which are not described here.


MARKET RISK. The Portfolio's share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including disappointing corporate earnings, adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or a company may deteriorate. In addition, an assessment by the Portfolio's Adviser of particular companies may prove incorrect, resulting in losses or poor performance by those holdings, even in a rising market. The Portfolio could also miss attractive investment opportunities if its Adviser underweights markets or industries where there are significant returns, and could lose value if the Adviser overweights markets or industries where there are significant declines.


INTEREST RATE RISK. The values of debt securities are subject to change when prevailing interest rates change. When interest rates go up, the value of debt securities and certain dividend paying stocks tends to fall. If your Portfolio invests a significant portion of its assets in debt securities or stocks purchased primarily for dividend income and interest rates rise, then the value of your investment may decline. Alternatively, when interest rates go down, the value of debt securities and certain dividend paying stocks may rise.

Interest rate risk will affect the price of a fixed income security more if the security has a longer maturity because changes in interest rates are increasingly difficult to predict over longer periods of time. Fixed income securities with longer maturities will therefore be more volatile than other fixed income securities with shorter maturities. Conversely, fixed income securities with shorter maturities will be less volatile but generally provide lower returns than fixed income securities with longer maturities. The average maturity and duration of the Portfolio's fixed income investments will affect the volatility of the Portfolio's share price.

CREDIT RISK. The value of debt securities is directly affected by an issuer's ability to pay principal and interest on time. If your Portfolio invests in debt securities, the value of your investment may be adversely affected when an issuer fails to pay an obligation on a timely basis. The Portfolio may also be subject to credit risk to the extent it engages in transactions, such as securities loans, repurchase agreements or certain derivatives, which involve a promise by a third party to honor an obligation to the Portfolio. Such third party may be unwilling or unable to honor its financial obligations.

HIGH YIELD DEBT SECURITY RISK. High yield debt securities, or junk bonds, are securities which are rated below "investment grade" or are not rated, but are of equivalent quality. High yield debt securities range from those for which the prospect for repayment of principal and interest is predominantly speculative to those which are currently in default on principal or interest payments. A Portfolio with high yield debt securities may be more susceptible to credit risk and market risk than a Portfolio that invests only in higher quality debt securities because these lower-rated debt securities are less secure financially and more sensitive to downturns in the economy. In addition, the secondary market for such securities may not be as liquid as that for more highly rated debt securities. As a result, the Portfolio's Adviser may find it more difficult to sell these securities or may have to sell them at lower prices.

You should understand that high yield securities are not generally meant for short-term investing. When the Portfolio invests in high yield securities it generally seeks to receive a correspondingly higher return to compensate it for the additional credit risk and market risk it has assumed.

FOREIGN INVESTMENT RISK. Investments in foreign securities involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject:

  . These risks may include the seizure by the government of company assets, excessive taxation, withholding taxes on dividends and interest, limitations on the use or transfer of portfolio assets, and political or social instability.

  . Enforcing legal rights may be difficult, costly and slow in foreign countries, and there may be special problems enforcing claims against foreign governments.

  . Foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there may be less public information about their operations.

  .  Foreign markets may be less liquid and more volatile than U.S. markets.

  . Foreign securities often trade in currencies other than the U.S. dollar, and the Portfolio may directly hold foreign currencies and purchase and sell foreign currencies. Changes in currency exchange rates will affect the Portfolio's net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of foreign securities. An increase in the strength of the U.S. dollar relative to these other currencies may cause the value of the Portfolio to decline. Certain foreign currencies may be particularly volatile, and foreign governments may intervene in the currency markets, causing a decline in value or liquidity of the Portfolio's foreign currency or securities holdings.

  . Costs of buying, selling and holding foreign securities, including brokerage, tax and custody costs, may be higher than those involved in domestic transactions.

MARKET CAPITALIZATION RISK. Stocks fall into three broad market capitalization categories--large, medium and small. Investing primarily in one category carries the risk that due to current market conditions that category may be out of favor. If valuations of large capitalization companies appear to be greatly out of proportion to the valuations of small or medium capitalization companies, investors may migrate to the stocks of small and mid-sized companies causing a Portfolio that invests in these companies to increase in value more rapidly than a Portfolio that invests in larger, fully-valued companies. Larger more established companies may also be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion. Investing in medium and small capitalization companies may be subject to special risks associated with narrower product lines, more limited financial resources, smaller management groups, and a more limited trading market for their stocks as compared with larger companies. Securities of smaller capitalization issuers may therefore be subject to greater price volatility and may decline more significantly in market downturns than securities of larger companies. In some cases, these companies may be relatively new issuers (I.E., those having continuous operation histories of less than three years) which carries other risks in addition to the risks of other medium and small capitalization companies. New issuers may be more speculative because such companies are relatively unseasoned. These companies will often be involved in the development or marketing of a new product with no established market, which could lead to significant losses.

INVESTMENT STYLE RISK. Different investment styles tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. The Portfolio may outperform or underperform other funds that employ a different investment style. The Portfolio may also employ a combination of styles that impact its risk characteristics. Examples of different investment styles include growth and value investing. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's growth of earnings potential. Also, since growth companies usually invest a high portion of earnings in their business, growth stocks may lack the dividends of some value stocks that can cushion stock prices in a falling market. Growth oriented funds will typically underperform when value investing is in favor. Value stocks are those which are undervalued in comparison to their peers due to adverse business developments or other factors. Value investing carries the risk that the market will not recognize a security's inherent value for a long time, or that a stock judged to be undervalued may actually be appropriately priced or overvalued. Value oriented funds will typically underperform when growth investing is in favor.

CREDIT DEFAULT SWAP RISK. The use of credit default transactions is a highly specialized activity that involves investment techniques and risks that are different from those associated with ordinary portfolio securities transactions. If the Adviser is incorrect in its forecasts of the interest rates, currency exchange rates or market values or its assessments of the credit risks, relevant to these transactions that it enters, the investment performance of the Portfolio may be less favorable than it would have been if the Portfolio had not entered into them.

Because these arrangements are bi-lateral agreements between the Portfolio and its counterparty, each party is exposed to the risk of default by the other. In addition, they may involve a small investment of cash compared to the risk assumed with the result that small changes may produce disproportionate and substantial gains or losses to the Portfolio. However, the Portfolio's obligations under swap agreements generally are collateralized by cash or government securities based on the amount by which the value of the payments that the Portfolio is required to pay exceed the value of the payments that its counterparty is required to make. The Portfolio segregates liquid assets equal to any difference between that excess and the amount of collateral that they are required to provide. Conversely, the Portfolio requires their counterparties to provide collateral on a comparable basis except in those instances in which the Adviser is satisfied with the claims paying ability of the counterparty without such collateral.

PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.


The performance shown below for the period February 12, 2001 through December 31, 2007 is the performance of the Portfolio's Class A shares, the Portfolio's oldest Class. The historical performance shown for the Portfolio's Class A shares prior to February 12, 2001 is the performance of the Portfolio's predecessor fund (Bond Debenture Portfolio, a series of Cova Series Trust, which commenced operations on May 1, 1996) managed by the Adviser using the same investment objective and strategy as the Portfolio. The assets of the predecessor fund were transferred to the Portfolio on February 12, 2001.


The bar chart below shows you the performance of the Portfolio's Class A shares for the last ten calendar years and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart.

               Year-by-Year Total Return as of 12/31 of Each Year

                                    [CHART]


  98      99      00      01      02      03      04     05     06      07
------  ------  ------  ------  ------  ------  ------  -----  -----  ------
6.26%   3.40%   0.87%   3.76%   -0.39%  19.52%   8.43%  1.81%  9.35%   6.85%

High Quarter:   2nd - 2003    +7.25%
Low Quarter:    3rd - 1998    -4.31%






 PORTFOLIO MANAGEMENT:


..  Lord, Abbett & Co. LLC see page 18

..  For financial highlights see page 25

The table below compares the Portfolio's Class A, Class B and Class E shares' average annual compounded total returns for the 1-, 5- and 10-year periods through 12/31/07, as applicable, with the Credit Suisse First Boston High Yield Index, the Lehman Brothers Aggregate Bond Index, the Merrill Lynch High Yield Master II Constrained Index and a Hybrid Index. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.


The Credit Suisse First Boston High Yield Index is a market-weighted index that includes publicly traded bonds rated below BBB by S&P and Baa by Moody's. The Lehman Brothers Aggregate Bond Index is a widely recognized unmanaged index which is a broad measure of the taxable bonds in the U.S. market, with maturities of at least one year. The Merrill Lynch High Yield Master II Constrained Index is a market value-weighted index of all domestic and Yankee high-yield bonds, including deferred interest bonds and payment-in-kind securities. Issues included in the Index have maturities of one year or more and have a credit rating lower than BBB-/Baa3, but are not in default. The Hybrid Index consists of 60% Merrill Lynch High Yield Master II Constrained Index, 20% Lehman Brothers Aggregate Bond Index and 20% Merrill Lynch All Convertible Index. (The Merrill Lynch All Convertible Index is an unmanaged market-capitalization weighted index of domestic corporate convertible securities.)


Effective April 30, 2007, the Lehman Brothers Aggregate Bond Index replaced the Credit Suisse First Boston High Yield Index as the primary benchmark of the Portfolio and the Merrill Lynch High Yield Master II Constrained Index and the Hybrid Index became secondary benchmarks of the Portfolio.



                Average Annual Total Return as of 12/31/07
-------------------------------------------------------------------------
                                                     1 Year 5 Year 10 Year
---------------------------------------------------- ------ ------ -------
Class A                                               6.85%  9.04%  5.85%
Class B                                               6.55%  8.75%    --
Class E                                               6.73%  8.87%    --
Credit Suisse First Boston High Yield Index           2.66% 10.97%  6.10%
Lehman Brothers Aggregate Bond Index                  6.96%  4.42%  5.97%
Merrill Lynch High Yield Master II Constrained Index  2.19% 10.76%  5.51%
Hybrid Index                                          3.40%  9.39%  6.00%


FEES AND EXPENSES:


The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2007, and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE


Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)


                                          Class A Class B Class E
-----------------------------------------------------------------
Management Fee                             0.49%   0.49%   0.49%
-----------------------------------------------------------------
12b-1 Fees                                 None    0.25%   0.15%
-----------------------------------------------------------------
Other Expenses                             0.05%   0.04%   0.04%
-----------------------------------------------------------------
Total Annual Portfolio Operating Expenses  0.54%   0.78%   0.68%
-----------------------------------------------------------------


EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES


         Class A Class B Class E
--------------------------------
1 Year    $ 55    $ 80    $ 70
--------------------------------
3 Years   $174    $250    $218
--------------------------------
5 Years   $302    $435    $380
--------------------------------
10 Years  $678    $969    $849
--------------------------------

ADDITIONAL INVESTMENT STRATEGIES

In addition to the principal investment strategies discussed in the Portfolio's Investment Summary, the Portfolio may at times invest a portion of its assets in the investment strategies and may engage in certain investment techniques as described below. The SAI provides a more detailed discussion of certain of these and other securities and indicates if the Portfolio is subject to any limitations with respect to a particular investment strategy. These strategies and techniques may involve risks. (PLEASE NOTE THAT SOME OF THESE STRATEGIES MAY BE A PRINCIPAL INVESTMENT STRATEGY FOR THE PORTFOLIO AND CONSEQUENTLY ARE ALSO DESCRIBED IN THE PORTFOLIO'S INVESTMENT SUMMARY.) The Portfolio is not limited by this discussion and may invest in other types of securities not precluded by the policies discussed elsewhere in this Prospectus.

COLLATERALIZED MORTGAGE OBLIGATIONS (CMOS). CMOs are fixed income securities secured by mortgage loans and other mortgage-backed securities and are generally considered to be derivatives. CMOs may be issued or guaranteed by the U.S. Government or its agencies or instrumentalities or collateralized by a portfolio of mortgages or mortgage-related securities guaranteed by such an agency or instrumentality or may be non-U.S. Government guaranteed.

CMOs carry general fixed income securities risks, such as credit risk and interest rate risk, and risks associated with mortgage-backed securities, including prepayment risk, which is the risk that the underlying mortgages or other debt may be refinanced or paid off prior to their maturities during periods of declining interest rates. In that case, the Adviser may have to reinvest the proceeds from the securities at a lower rate. Potential market gains on a security subject to prepayment risk may be more limited than potential market gains on a comparable security that is not subject to prepayment risk.

CONVERTIBLE SECURITIES. Convertible securities are preferred stocks or bonds that pay a fixed dividend or interest payment and are convertible into common stock at a specified price or conversion ratio.

Traditionally, convertible securities have paid dividends or interest rates higher than common stocks but lower than nonconvertible securities. They generally participate in the appreciation or depreciation of the underlying stock into which they are convertible, but to a lesser degree. These securities are also subject to market risk, interest rate risk and credit risk.

DEPOSITARY RECEIPTS. Depositary receipts are receipts for shares of a foreign-based corporation that entitle the holder to dividends and capital gains on the underlying security. Receipts include those issued by domestic banks (American Depositary Receipts), foreign banks (Global or European Depositary Receipts), and broker-dealers (depositary shares).

These instruments are subject to market risk and foreign investment risk.


DIRECT PARTICIPATION IN CORPORATE LOANS. By purchasing a loan, the Portfolio acquires some or all of the interest of a bank or other lending institution in a loan to a corporate borrower. Many such loans are secured, and most impose restrictive covenants which must be met by the borrower. These loans are made generally to finance internal growth, mergers, acquisitions, stock repurchases, leveraged buy-outs and other corporate activities. Such loans may be in default at the time of purchase. The Portfolio may also purchase trade or other claims against companies, which generally represent money owed by the company to a supplier of goods or services. These claims may also be purchased at a time when the company is in default. Certain loans acquired by the Portfolio may involve revolving credit facilities or other standby financing commitments which obligate the Portfolio to pay additional cash on a certain date or on demand.

The highly leveraged nature of many such loans may make such loans especially vulnerable to adverse changes in economic or market conditions. Loans and other direct investments may not be in the form of securities or may be subject to restrictions on transfer, and only limited opportunities may exist to resell such instruments. As a result, the Portfolio may be unable to sell such investments at an opportune time or may have to resell them at less than fair market value.


FOREIGN DEBT SECURITIES. Foreign debt securities are issued by foreign corporations and governments. They may include Eurodollar obligations and Yankee bonds.

Foreign debt securities are subject to foreign investment risk, credit risk and interest rate risk. Securities in developing countries are also subject to the additional risks associated with emerging markets.

FOREIGN EQUITY SECURITIES. Foreign equity securities are subject to foreign investment risk in addition to the risks applicable to domestic equity securities, such as market risk.

FORWARD COMMITMENTS, WHEN-ISSUED AND DELAYED DELIVERY SECURITIES. Forward commitments, when-issued and delayed delivery securities generally involve the purchase of a security with payment and delivery at some time in the future--I.E., beyond normal settlement. The Portfolio does not earn interest on such securities until settlement and bears the risk of market value fluctuations in between the purchase and settlement dates. New issues of stocks and bonds, private placements and U.S. Government securities may be sold in this manner.

HIGH QUALITY SHORT-TERM DEBT OBLIGATIONS, INCLUDING BANKERS' ACCEPTANCES, COMMERCIAL PAPER AND CERTIFICATES OF DEPOSIT ISSUED OR GUARANTEED BY BANK HOLDING COMPANIES IN THE U.S., THEIR SUBSIDIARIES AND FOREIGN BRANCHES OR OF THE WORLD BANK; VARIABLE AMOUNT MASTER DEMAND NOTES AND VARIABLE RATE NOTES ISSUED BY U.S. AND FOREIGN CORPORATIONS.

Commercial paper is a short-term debt obligation with a maturity ranging from one to 270 days issued by banks, corporations, and other borrowers to investors seeking to invest idle cash.

Variable amount master demand notes differ from ordinary commercial paper in that they are issued pursuant to a written agreement between the issuer and the holder, their amounts may be increased from time to time by the holder (subject to an agreed maximum) or decreased by the holder or the issuer, they are payable on demand, the rate of interest payable on them varies with an agreed formula and they are typically not rated by a rating agency. Transfer of such notes is usually restricted by the issuer, and there is no secondary trading market for them. Any variable amount master demand note purchased by the Portfolio will be regarded as an illiquid security.

These instruments are subject to credit risk, interest rate risk and foreign investment risk.

HIGH YIELD/HIGH RISK DEBT SECURITIES. High yield/high risk debt securities are securities that are rated below investment grade by the primary rating agencies (e.g., BB or lower by S&P and Ba or lower by Moody's. Other terms commonly used to describe such securities include "lower rated bonds," "noninvestment grade bonds," and "junk bonds."

High yield/high risk debt securities are subject to high yield debt security risk as described in "Primary Risks" above.

INVESTMENT GRADE DEBT SECURITIES. Investment grade debt securities are securities rated in one of the four highest rating categories by S&P, Moody's or other nationally recognized rating agency. These securities are subject to interest rate risk and credit risk. Securities rated in the fourth investment category by a nationally recognized rating agency (e.g., BBB by S&P and Baa by Moody's) may have speculative characteristics.

MORTGAGE-BACKED SECURITIES, INCLUDING GNMA CERTIFICATES, MORTGAGE-BACKED BONDS AND STRIPPED MORTGAGE-BACKED SECURITIES. Mortgage-backed securities include securities backed by Ginnie Mae and Fannie Mae as well as by private issuers. These securities represent collections (pools) of commercial and residential mortgages. These securities are generally pass-through securities, which means that principal and interest payments on the underlying securities (less servicing fees) are passed through to shareholders on a pro rata basis.

These securities carry general fixed income security risks, such as credit risk and interest rate risk, as well as prepayment risk.

PIK (PAY-IN-KIND) DEBT SECURITIES AND ZERO-COUPON BONDS. PIK debt securities are debt obligations which provide that the issuer may, at its option, pay interest on such bonds in cash or in the form of additional debt obligations. Such investments benefit the issuer by mitigating its need for cash to meet debt service, but also require a higher rate of return to attract investors who are willing to defer receipt of such cash.

Zero-coupon bonds are bonds that provide for no current interest payment and are sold at a discount. These investments pay no interest in cash to its holder during its life and usually trade at a deep discount from their face or par value. These investments may experience greater volatility in market value due to changes in interest rates than debt obligations which make regular payments of interest. The Portfolio will accrue income on such investments for tax accounting purposes, as required, which is distributable to shareholders and which, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities to satisfy the Portfolio's distribution obligations.

These securities are subject to credit risk and interest rate risk.

PREFERRED STOCKS. Preferred stocks are equity securities that generally pay dividends at a specified rate and have preference over common stock in the payment of dividends and liquidation. Preferred stock generally does not carry voting rights.

Preferred stocks are subject to market risk. In addition, because preferred stocks pay fixed dividends, an increase in interest rates may cause the price of a preferred stock to fall.

REPURCHASE AGREEMENTS. Repurchase agreements involve the purchase of a security by the Portfolio and a simultaneous agreement by the seller (generally a bank or dealer) to repurchase the security from the Portfolio at a specified date or upon demand. This technique offers a method of earning income on idle cash.

Repurchase agreements involve credit risk, I.E., the risk that the seller will fail to repurchase the security, as agreed. In that case, the Portfolio will bear the risk of market value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security.

REVERSE REPURCHASE AGREEMENTS. Reverse repurchase agreements involve the sale of a security by the Portfolio to another party (generally a bank or dealer) in return for cash and an agreement by the Portfolio to buy the security back at a specified price and time.

Reverse repurchase agreements will be used primarily to provide cash to satisfy unusually high redemption requests or for other temporary or emergency purposes. Reverse repurchase agreements are considered a form of borrowing by the Portfolio and, therefore, are a form of leverage. Leverage may cause any gains or losses of the Portfolio to be magnified.

RIGHTS AND WARRANTS. Warrants basically are options to purchase equity securities at specific prices valid for a specific period of time. Their prices do not necessarily move parallel to the prices of the underlying securities. Rights are similar to warrants, but normally have a short duration and are distributed directly by the issuer to its shareholders. Rights and warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer. These investments carry the risk that they may be worthless to the Portfolio at the time it may exercise its rights, due to the fact that the underlying securities have a market value less than the exercise price. Warrants also include Low Exercise Price Call Warrants or other structured securities for the purpose of gaining exposure to stocks in difficult to access foreign local markets.

SECURITIES LOANS. For purposes of realizing additional income, the Portfolio may lend securities to broker-dealers or institutional investors approved by the Board of Trustees of the Trust. All securities loans will be made pursuant to agreement requiring the loans to be continuously secured by collateral in cash or high grade debt obligations at least equal at all times to the market value of the loaned securities. The borrower pays to the Portfolio an amount equal to any dividends or interest received on loaned securities. The Portfolio retains all or a portion of the interest received on investment of cash collected or receives a fee from the borrower.

The risk in lending portfolio securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral, or in the recovery of the securities or possible loss of rights in their collateral should the borrower fail financially.

U.S. GOVERNMENT SECURITIES. U.S. Government securities include direct obligations of the U.S. Government that are supported by its full faith and credit, like Treasury bills and GNMA certificates. Treasury bills have initial maturities of less than one year, Treasury notes have initial maturities of one to ten years and Treasury bonds may be issued with any maturity but generally have maturities of at least ten years. U.S. Government securities also include indirect obligations of the U.S. Government that are issued by federal agencies and government-sponsored entities, like bonds and notes issued by the Federal Home Loan Bank and Fannie Mae. Unlike Treasury securities, agency securities generally are not backed by the full faith and credit of the U.S. Government. Some agency securities are supported by the right of the issuer to borrow from the Treasury, others are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations and others are supported only by the credit of the sponsoring agency.

U.S. Government securities are subject to interest rate risk. Credit risk is remote.

DEFENSIVE INVESTMENTS


Under adverse market or economic conditions, the Portfolio could invest for temporary defensive purposes some or all of its assets in money market securities or utilize other investment strategies that may be inconsistent with the Portfolio's principal investment strategy. Temporary defensive instruments generally include U.S. government securities, bank time deposits denominated in the currency of any major nation, commercial paper and repurchase agreements. The Adviser may also invest in these types of securities or hold cash while looking for suitable investment opportunities or to maintain liquidity. Although the Portfolio would employ these measures only in seeking to avoid losses, they could reduce the benefit from an upswing in the market or prevent the Portfolio from meeting its investment objective.


PORTFOLIO TURNOVER

The Portfolio's Adviser will sell a security when it believes it is appropriate to do so, regardless of how long the Portfolio has owned that security. Buying and selling securities generally involves some expense to the Portfolio, such as commissions paid to brokers and other transaction costs. Generally speaking, the higher the Portfolio's annual portfolio turnover rate, the greater its brokerage costs. Increased brokerage costs may adversely affect the Portfolio's performance. Annual turnover rate of 100% or more is considered high and will result in increased costs to the Portfolio. The Portfolio generally intends to purchase securities for long-term investment and therefore will have a relatively low turnover rate.

DOWNGRADES IN FIXED INCOME DEBT SECURITIES

Unless required by applicable law, the Portfolio is not required to sell or dispose of any debt security that either loses its rating or has its rating reduced after the Portfolio purchases the security.

MANAGEMENT

The Trust's Board of Trustees is responsible for managing the business affairs of the Trust. The Trustees meet periodically to review the affairs of the Trust and to establish certain guidelines which the Manager and Adviser are expected to follow in implementing the investment policies and objectives of the Trust. The Trustees also review the management of the Portfolio's assets by the Adviser. Information about the Trustees and executive officers of the Trust is contained in the SAI.

THE MANAGER


Met Investors Advisory, LLC (the "Manager"), 5 Park Plaza, Suite 1900, Irvine, California 92614, has overall responsibility for the general management and administration of the Portfolio. The Manager selects and pays the fees of the Adviser for the Portfolio and monitors the Adviser's investment program. The Manager is an affiliate of MetLife.


As compensation for its services to the Portfolio, the Manager receives monthly compensation at an annual rate of a percentage of the average daily net assets of the Portfolio as follows: 0.60% of first $250 million of such assets plus 0.55% of such assets over $250 million up to $500 million plus 0.50% of such assets over $500 million up to $1 billion plus 0.45% of such assets over $1 billion.

A discussion regarding the basis of the decision of the Trust's Board of Trustees to approve the Management Agreement with the Manager and the investment advisory agreement with the Adviser is available in the Portfolio's annual report.

THE ADVISER


Under the terms of the agreement between the Adviser and the Manager, the Adviser will develop a plan for investing the assets of the Portfolio, select the assets to be purchased and sold by the Portfolio, select the broker-dealer or broker-dealers through which the Portfolio will buy and sell its assets, and negotiate the payment of commissions, if any, to those broker-dealers. The Adviser follows the investment policies set by the Manager and the Board of Trustees for the Portfolio. Day-to-day management of the investments in the Portfolio is the responsibility of the Adviser's portfolio manager. The portfolio manager of the Portfolio is indicated below following a brief description of the Adviser. The SAI provides additional information about the portfolio manager's compensation, other accounts managed and the person's ownership of securities in the Portfolio.


The Trust and the Manager have received an exemptive order from the Securities and Exchange Commission that permits the Manager, subject to certain conditions, and without the approval of shareholders to: (a) employ a new unaffiliated investment adviser for the Portfolio pursuant to the terms of a new investment advisory agreement, in each case either as a replacement for an existing Adviser or as an additional Adviser; (b) change the terms of any investment advisory agreement; and (c) continue the employment of an existing Adviser on the same advisory contract terms where a contract has been assigned because of a change in control of the Adviser. In such circumstances, shareholders would receive notice of such action, including the information concerning the new Adviser that normally is provided in a proxy statement.

The Manager pays the Adviser a fee based on the Portfolio's average daily net assets. The Portfolio is not responsible for the fees paid to the Adviser.

LORD, ABBETT & CO. LLC ("Lord Abbett"), 90 Hudson Street, Jersey City, New Jersey 07302, is the Adviser to the Portfolio. Founded in 1929, Lord Abbett manages one of the nation's oldest mutual fund complexes, with assets under management of approximately $110 billion in mutual funds and other advisory accounts as of December 31, 2007.

  . Lord Abbett uses a team of investment managers and analysts acting together to manage the Portfolio's investments. CHRISTOPHER J. TOWLE, Partner and Investment Manager of Lord Abbett, heads the team and is primarily responsible for the day-to-day management of the Portfolio. Mr. Towle joined Lord Abbett in 1987, is the holder of a Chartered Financial Analyst designation and has been in the investment business since 1980. He has been a member of the team since 1993.

DISTRIBUTION PLANS

The Portfolio has adopted for its Class B and Class E shares a plan pursuant to Rule 12b-1 under the 1940 Act (the "Plan") and pursuant to the Plan, entered into a Distribution Agreement with MetLife Investors Distribution Company, located at 5 Park Plaza, Suite 1900, Irvine, California 92614. MetLife Investors Distribution Company is an affiliate of the Manager, and serves as principal underwriter for the Trust. The Plan permits the use of Trust assets to help finance the distribution of the shares of the Portfolio. Under the Plan, the Trust, on behalf of the Portfolio, is permitted to pay to various service providers up to 0.50% for Class B and up to 0.25% for Class E of the average daily net assets of the Portfolio allocated, as applicable, to Class B and Class E shares as payment for services rendered in connection with the distribution of the shares of the Portfolio. Currently, payments with respect to Class B and Class E shares are limited to 0.25% and 0.15%, respectively, of average net assets, which amount may be increased to the full Plan amount by the Trustees of the Trust without shareholder approval. Because these fees are paid out of Trust assets on an on-going basis, over time these costs will increase the cost of your investment and may cost you more than other types of sales charges.


YOUR INVESTMENT

SHAREHOLDER INFORMATION

The separate accounts of MetLife are the record owners of the Portfolio's shares. Any reference to the shareholder in this Prospectus technically refers to those separate accounts and not to you, the Contract owner. The legal rights of you, the Contract owner, are different from the legal rights of the record owner.

However, MetLife is required to solicit instructions from Contract owners when voting on shareholder issues. Any voting by MetLife as shareholder would therefore reflect the actual votes of Contract owners. Neither the Securities and Exchange Commission nor MetLife requires any specific minimum percentage of Contract owners to vote in order for MetLife to echo vote the remaining unvoted votes. MetLife seeks to obtain a reasonable level of turnout given the particular voting trend. MetLife may use various methods of encouraging Contract owners to vote, including additional solicitations. The practice of echo voting means that a minority of Contract owners may, in practice, determine whether an item passes or fails. Please see "Voting Rights" in the prospectus for the Contracts for more information on your voting rights.

DISCLOSURE OF PORTFOLIO HOLDINGS


Shares of the Trust are offered only to separate accounts of the Insurance Companies. The following information is generally made available on one or more of the Insurance Company websites (including www.metlifeinvestors.com): (i) the ten largest portfolio holdings of the Portfolio; (ii) unless the Adviser has objected, the percentage of the Portfolio's net assets that each of the portfolio holdings represents; and (iii) the percentage of the Portfolio's net assets that these holdings represent in the aggregate. Unless the Adviser has objected, this information is posted on the website as early as on or about the tenth business day following the calendar quarter and no later than on or about the first business day of the second month following the calendar quarter. The Trust may exclude any portion of these holdings from the posting when deemed in the best interest of the Trust. These postings generally remain until replaced by new postings as described above. For these purposes, the Portfolio's ten largest portfolio holdings are not considered to include swaps, futures, or forward currency transactions or transactions transmitted to the Trust's custodian after certain established cut-off times.


A description of the Portfolio's policies and procedures with respect to the disclosure of the Portfolio's portfolio securities is available in the SAI.

DIVIDENDS, DISTRIBUTIONS AND TAXES

DIVIDENDS AND DISTRIBUTIONS

The Portfolio intends to distribute substantially all of its net investment income, if any. The Portfolio distributes its dividends from its net investment income to MetLife's separate accounts at least once a year and not to you, the Contract owner. These distributions are in the form of additional shares and not cash. The result is that the Portfolio's investment performance, including the effect of dividends, is reflected in the cash value of the Contracts. Please see the Contract prospectus for more information.

All net realized long- or short-term capital gains of the Portfolio are also declared once a year and reinvested in the Portfolio.

TAXES

Please see the Contract prospectus for a discussion of the tax impact on you resulting from the income taxes the separate accounts owe as a result of their ownership of the Portfolio's shares and their receipt of dividends and capital gains.

The Portfolio expects to qualify and to continue to qualify as a regulated investment company under Subchapter M of the Code. As qualified, the Portfolio is not subject to federal income tax on that part of its taxable income that it distributes to you. Taxable income consists generally of net investment income, and any capital gains. It is the Portfolio's intention to distribute all such income and gains.

Shares of the Portfolio are currently offered only to the separate accounts of MetLife. Separate accounts are insurance company separate accounts that fund life insurance policies and annuity contracts. Under the Code, an insurance company pays no tax with respect to income of a qualifying separate account when the income is properly allocable to the value of eligible variable annuity or variable life insurance contracts. For a discussion of the taxation of life insurance companies and the separate accounts, as well as the tax treatment of the policies and annuity contracts and the holders thereof, see the discussion of federal income tax considerations included in the prospectus for the Contracts.

Section 817(h) of the Code and the regulations thereunder impose "diversification" requirements on the assets underlying a Contract. The Portfolio intends to maintain diversification which will allow each Contract to satisfy these requirements. These requirements are in addition to the diversification requirements imposed on the Portfolio by Subchapter M and the 1940 Act. Technically, the section 817(h) requirements provide that, with limited exceptions, as of the end of each calendar quarter or within thirty days thereafter no more than 55% of the assets underlying a Contract may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments, and no more than 90% by any four investments. For this purpose, an investment in the Portfolio is treated not as a single investment but as an investment in each asset owned by the Portfolio, so long as shares of the Portfolio are owned only by separate accounts of insurance companies, by qualified pension and retirement plans, and by a limited class of other investors. The Portfolio is and will be so owned. Thus so long as the Portfolio meets the section 817(h) diversification tests, each Contract will also meet those tests. See the prospectus for the Contracts.

The foregoing is only a summary of some of the important federal income tax considerations generally affecting the Portfolio and you; see the SAI for a more detailed discussion. You are urged to consult your tax advisers.

REPORT TO POLICYHOLDERS

The fiscal year of the Portfolio ends on December 31 of each year. The Trust will send to you, at least semi-annually, reports which show the Portfolio's composition and other information. An annual report, with audited information, will be sent to you each year.

SALES AND PURCHASES OF SHARES


The Trust does not sell its shares directly to the public. The Trust continuously sells Class A, Class B and Class E shares of the Portfolio only to the separate accounts of MetLife to fund Contracts. The Trust could also offer shares to other separate accounts of other insurers if approved by the Board of Trustees.


PURCHASE AND REDEMPTION OF SHARES


MetLife Investors Distribution Company is the principal underwriter and distributor of the Trust's shares. MetLife Investors Distribution Company places orders for the purchase or redemption of shares of the Portfolio based on, among other things, the amount of net Contract premiums or purchase payments transferred to the separate accounts, transfers to or from a separate account investment division and benefit payments to be effected on a given date pursuant to the terms of the Contract. Such orders are effected, without sales charge, at the net asset value per share for the Portfolio determined on that same date. The Trust reserves the right to reject or limit all or part of any purchase or exchange order for any reason.

The Portfolio is available as an investment option under a number of different variable insurance products, many of which do not limit the number of transfers among the available underlying funds. A large number of transfers could raise transaction costs for the Portfolio and could require the Adviser to maintain increased cash reserves, which could harm performance in rising markets.


Shares of the Portfolio are sold and redeemed at their net asset value without the imposition of any sales commission or redemption charge. Class A shares are not subject to a Rule 12b-1 fee. Class B and Class E shares are subject to a Rule 12b-1 fee of 0.25% and 0.15%, respectively, of average daily net assets. (However, certain sales or other charges may apply to the Contract, as described in the Contract prospectus.) Under certain circumstances, redemption proceeds may be paid in securities or other property rather than in cash if the Manager determines it is in the best interests of the Trust.


MARKET TIMING

The Trust's Board of Trustees has adopted certain procedures, described below, to discourage certain types of trading in Portfolio shares that may be harmful to long-term investors, specifically (i) trading that is designed to exploit pricing inefficiencies and thereby dilute the returns of long-term investors; or (ii) frequent trading by an investor that generates sufficiently volatile cash flows to be disruptive to a portfolio manager's ability to manage the Portfolio's assets ((i) or (ii), "market timing"). The Trust is not intended for investment by market timers. The Trust does not knowingly accommodate market timing in the Portfolio and, to the Trust's knowledge, there are no arrangements currently in place that are designed to permit any contract owner to engage in market timing. As discussed above, the Trust reserves the right to reject or limit all or part of any purchase or exchange order for any reason.


The Trust requires that the insurance company separate accounts that invest in the Portfolios have in place policies and procedures reasonably designed to detect and deter market timing in the separate accounts by contract owners. In addition, the Manager monitors cashflows of certain Portfolios identified as presenting pricing inefficiencies that could potentially be exploited by market timers, and, with respect to each Portfolio, conducts certain tests to help detect cash outflows or cashflow volatility that may be disruptive to a portfolio manager's ability to manage the Portfolio. If, based on such monitoring, the Manager believes (i) that a Portfolio's cash flows may reflect a pattern of market timing or (ii) that a Portfolio's cash flows may reflect frequent trading that is disruptive to the management of the Portfolio and it is appropriate given the context of the cash flow volatility (e.g., type of Portfolio, amount of assets), the Manager will refer the matter to the appropriate insurance company or companies.

Further, in accordance with Rule 22c-2 under the 1940 Act, the Trust has contracted with insurance separate accounts to enable it to request and receive information regarding transactions in the shares of the Trust's Portfolios and limit transactions that violate the Trust's policies on market timing.


If the Trust finds that any insurance company has in place inadequate policies and procedures, with respect to a particular separate account, to detect and deter market timing in Portfolio shares and there is evidence of market timing in that separate account, the Trust or any of its Portfolios may be discontinued as an investment option of that separate account. In such an event, all contract owners of such separate account would no longer be able to make new investments in the Trust or any of its Portfolios. The Trust reserves the right to modify this policy, including any procedures established from time to time to effectuate this policy, at any time without notice.

LIMITATIONS ON THE TRUST'S ABILITY TO DETECT AND DETER MARKET TIMING

The Portfolio is available as an investment option under a number of different variable insurance products. Owners of these variable insurance products transfer value among sub-accounts of the insurance company separate accounts by contacting the insurance companies. The resulting purchases and redemptions of Portfolio shares are made through omnibus accounts of the insurance companies. The right of an owner of such a variable insurance product to transfer among sub-accounts is governed by a contract between the insurance company and such owner. Many of these contracts do not limit the number of transfers among the available underlying funds that a contract owner may make. The terms of these contracts, the presence of financial intermediaries (including the insurance companies) between the Trust and contract owners, the utilization of omnibus accounts by these intermediaries and other factors such as state insurance laws may limit the Trust's ability to detect and deter market timing. Multiple tiers of such financial intermediaries may further compound the Trust's difficulty in detecting and deterring such market timing activities.

RISKS ASSOCIATED WITH MARKET TIMING GENERALLY

While the Trust will try to detect and deter market timing by utilizing the procedures described above, these procedures may not be successful in identifying or deterring market timing. By realizing profits through short-term trading, contract owners that engage in market timing activities may dilute the value of shares held by long-term investors. Cashflow volatility resulting from frequent trading of Portfolio shares, especially involving large dollar amounts, may disrupt a portfolio manager's ability to manage the Portfolio's assets. Frequent trading may be disruptive if it makes it difficult for the Portfolio to implement its long-term investment strategies, for example by causing the Portfolio to maintain a higher level of its assets in cash to accommodate such frequent trading. Frequent trading may also be disruptive if it forces the Portfolio to sell portfolio securities at inopportune times to raise cash to accommodate such trading activity. In addition, frequent trading may cause the Portfolio to incur increased expenses. For example, as a result of such frequent trading, the Portfolio may be forced to liquidate investments and thereby incur increased brokerage costs. All of these factors may adversely affect Portfolio performance.

Associated with an investment in the Portfolio that itself invests in securities that are, for example, thinly traded, traded infrequently, or relatively less liquid is the risk that the current market price for the securities may not accurately reflect current market values. A market timer may seek to engage in strategies designed to take advantage of these pricing differences ("price arbitrage") and thereby dilute the returns of long-term investors. Portfolios that may be adversely affected by price arbitrage include those Portfolios that significantly invest in small cap equity securities and in certain fixed-income securities, such as high yield bonds.

A Portfolio that invests significantly in foreign securities may be particularly susceptible to strategies designed to exploit pricing inefficiencies. This is because foreign securities are typi-cally traded on markets that close well before the time the Portfolio calculates its net asset value (typically at 4:00 p.m. Eastern Time), which gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities. The time zone differences among international stock markets can allow a market timer engaging in certain strategies to exploit differences in Portfolio share prices that are based on closing prices of foreign securities established some time before the Portfolio calculates its own share price (a type of price arbitrage referred to as "time zone arbitrage"). As discussed more fully below, the Trust has procedures, referred to as fair value pricing, that allow the Trust to adjust closing market prices of foreign securities to reflect what is believed to be the fair value of those securities at the time the Portfolio calculates its net asset value. While there is no assurance, the Portfolio expects that the use of fair value pricing will reduce a market timer's ability to engage in time zone arbitrage to the detriment of Portfolio shareholders.

VALUATION OF SHARES


The Portfolio's net asset value ("NAV") per share is ordinarily determined once daily, as of the close of the regular session of business on the New York Stock Exchange (NYSE) (usually at 4:00 p.m., Eastern Time), on each day the NYSE is open. To the extent that the Portfolio's assets are traded in other markets when the NYSE is closed, the value of the Portfolio's assets may be effected on days when the Trust is not open for business. In addition, trading in some of the Portfolio's assets may not occur when the Trust is open for business.

NAV of a Portfolio share is computed by dividing the value of the net assets of the Portfolio by the total number of shares outstanding in the Portfolio. Share prices for any transaction are those next calculated after receipt of an order.


Except for money market instruments maturing in 60 days or less and foreign securities as discussed below, securities held by the Portfolio are valued at market value. If market values are not readily available, or if available market quotations are not reliable, securities are priced at their fair value as determined by the Valuation Committee of the Trust's Board of Trustees using procedures approved by the Board of Trustees. The Portfolio may use fair value pricing if the value of a security has been materially affected by events occurring before the Portfolio's calculation of NAV but after the close of the primary markets on which the security is traded. The Portfolio may also use fair value pricing if reliable market quotations are unavailable due to infrequent trading or if trading in a particular security was halted during the day and did not resume prior to the Portfolio's calculation of NAV. The use of fair value pricing has the effect of valuing a security based upon the price the Portfolio might reasonably expect to receive if it sold that security but does not guarantee that the security can be sold at the fair value price. Further, because of the inherent uncertainty of fair valuation, a fair valuation price may differ significantly from the value that would have been used had a ready market for the investment existed, and these differences could be material. With respect to any portion of the Portfolio's assets that is invested in other open-end investment companies, that portion of the Portfolio's NAV is calculated based on the NAV of that investment company. The prospectus for the other investment company explains the circumstances and effects of fair value pricing for that investment company.

The Portfolio has retained a third party pricing service to automatically fair value each of its investments that is traded principally on a foreign exchange or market, subject to adjustment by the Trust's Valuation Committee. The Valuation Committee will regularly monitor and review the services provided by the pricing service to the Portfolio and periodically report to the Board on the pricing services' performance.

Money market instruments maturing in 60 days or less are valued on the amortized cost basis.

FINANCIAL HIGHLIGHTS


The following financial highlights table is intended to help you understand the Portfolio's Class A, Class B and Class E shares financial performance for the past 5 years. Certain information reflects financial results for a single Portfolio share. Total return in the table shows how much an investment in the Portfolio would have increased (or decreased) during each period (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP whose report is included in the Annual Report of the Portfolio, which is available upon request.


    LORD ABBETT BOND DEBENTURE PORTFOLIO


                                                          FOR THE YEARS ENDED DECEMBER 31,
                                                      -----------------------------------------
CLASS A                                               2007(A)  2006(A)  2005(A) 2004(A) 2003(A)
-----------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                    $12.51   $12.28 $12.63  $12.04  $10.24
                                                      -------- -------- ------  ------  ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                     0.77     0.71   0.75    0.70    0.73
NET REALIZED AND UNREALIZED GAINS (LOSSES)                0.07     0.39 (0.52)    0.31    1.27
                                                      -------- -------- ------  ------  ------
TOTAL FROM INVESTMENT OPERATIONS                          0.84     1.10   0.23    1.01    2.00
                                                      -------- -------- ------  ------  ------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                    (0.70)   (0.87) (0.58)  (0.42)  (0.20)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS           (0.02)       --     --      --      --
                                                      -------- -------- ------  ------  ------
TOTAL DISTRIBUTIONS                                     (0.72)   (0.87) (0.58)  (0.42)  (0.20)
                                                      -------- -------- ------  ------  ------
NET ASSET VALUE, END OF PERIOD                          $12.63   $12.51 $12.28  $12.63  $12.04
                                                      -------- -------- ------  ------  ------
TOTAL RETURN                                             6.85%    9.35%  1.81%   8.43%  19.52%
                                                      -------- -------- ------  ------  ------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)               $1,228.9 $1,059.0 $856.4  $520.3  $234.6
RATIOS TO AVERAGE NET ASSETS(1):

EXPENSES**                                               0.53%    0.56%  0.56%   0.63%   0.70%
NET INVESTMENT INCOME                                    6.11%    5.85%  5.92%   5.65%   6.52%
PORTFOLIO TURNOVER RATE                                  36.0%    36.7%  42.1%   39.8%   36.9%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY MANAGER AND BROKER
REBATES:                                                0.54%*      N/A    N/A     N/A  0.67%*

--------------------------------------------------------------------------------
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.

** Prior to 05/01/2003, broker rebates were excluded from the calculation of the expense limitation.

N/A Not applicable
(a) Net investment income per share was calculated using average shares outstanding.

                                         LORD ABBETT BOND DEBENTURE PORTFOLIO



                                                         FOR THE YEARS ENDED DECEMBER 31,
                                                      ---------------------------------------
CLASS B                                               2007(A) 2006(A) 2005(A) 2004(A) 2003(A)
---------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                  $12.43  $12.19  $12.54  $11.97  $10.21
                                                      ------  ------  ------  ------  ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                   0.73    0.67    0.71    0.69    0.69
NET REALIZED AND UNREALIZED GAINS (LOSSES)              0.07    0.40  (0.52)    0.29    1.46
                                                      ------  ------  ------  ------  ------
TOTAL FROM INVESTMENT OPERATIONS                        0.80    1.07    0.19    0.98    2.15
                                                      ------  ------  ------  ------  ------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                  (0.67)  (0.83)  (0.54)  (0.41)  (0.20)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS         (0.02)      --      --      --  (0.19)
                                                      ------  ------  ------  ------  ------
TOTAL DISTRIBUTIONS                                   (0.69)  (0.83)  (0.54)  (0.41)  (0.39)
                                                      ------  ------  ------  ------  ------
NET ASSET VALUE, END OF PERIOD                        $12.54  $12.43  $12.19  $12.54  $11.97
                                                      ------  ------  ------  ------  ------
TOTAL RETURN                                           6.55%   9.15%   1.49%   8.17%  19.15%
                                                      ------  ------  ------  ------  ------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)               $800.6  $765.9  $704.5  $776.0  $758.2
RATIOS TO AVERAGE NET ASSETS(1):

EXPENSES**                                             0.78%   0.81%   0.81%   0.88%   0.96%
NET INVESTMENT INCOME                                  5.85%   5.59%   5.65%   5.61%   6.11%
PORTFOLIO TURNOVER RATE                                36.0%   36.7%   42.1%   39.8%   36.9%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                              0.78%*     N/A     N/A     N/A  0.91%*

--------------------------------------------------------------------------------

* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
** Prior to 05/01/2003, broker rebates were excluded from the calculation of the expense limitation.
N/A Not applicable
(a) Net investment income per share was calculated using average shares outstanding.

    LORD ABBETT BOND DEBENTURE PORTFOLIO



                                                         FOR THE YEARS ENDED DECEMBER 31,
                                                      ---------------------------------------
CLASS E                                               2007(A) 2006(A) 2005(A) 2004(A) 2003(A)
---------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                  $12.44  $12.21  $12.57  $12.00  $10.22
                                                      ------  ------  ------  ------  ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                   0.74    0.69    0.72    0.70    0.70
NET REALIZED AND UNREALIZED GAINS (LOSSES)              0.08    0.38  (0.52)    0.29    1.28
                                                      ------  ------  ------  ------  ------
TOTAL FROM INVESTMENT OPERATIONS                        0.82    1.07    0.20    0.99    1.98
                                                      ------  ------  ------  ------  ------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                  (0.68)  (0.84)  (0.56)  (0.42)  (0.20)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS         (0.02)      --      --      --      --
                                                      ------  ------  ------  ------  ------
TOTAL DISTRIBUTIONS                                   (0.70)  (0.84)  (0.56)  (0.42)  (0.20)
                                                      ------  ------  ------  ------  ------
NET ASSET VALUE, END OF PERIOD                        $12.56  $12.44  $12.21  $12.57  $12.00
                                                      ------  ------  ------  ------  ------
TOTAL RETURN                                           6.73%   9.18%   1.60%   8.24%  19.35%
                                                      ------  ------  ------  ------  ------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                $37.8   $37.1   $35.1   $35.2   $22.8
RATIOS TO AVERAGE NET ASSETS(1):

EXPENSES**                                             0.68%   0.71%   0.71%   0.78%   0.86%
NET INVESTMENT INCOME                                  5.95%   5.69%   5.76%   5.67%   6.10%
PORTFOLIO TURNOVER RATE                                36.0%   36.7%   42.1%   39.8%   36.9%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                              0.68%*     N/A     N/A     N/A  0.81%*

--------------------------------------------------------------------------------

* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
** Prior to 05/01/2003, broker rebates were excluded from the calculation of the expense limitation.
N/A Not applicable.
(a) Net investment income per share was calculated using average shares outstanding.

FOR MORE INFORMATION

If you would like more information about the Portfolio, the following documents are available to you free upon request:

ANNUAL/SEMI-ANNUAL REPORTS

Contain additional information about the Portfolio's performance. In the Portfolio's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION ("SAI")

Provides a fuller technical and legal description of the Portfolio's policies, investment restrictions, and business structure. The SAI is legally considered to be a part of this Prospectus.

IF YOU WOULD LIKE A COPY OF THE CURRENT VERSIONS OF THESE DOCUMENTS, OR OTHER INFORMATION ABOUT THE PORTFOLIO, CONTACT:

                          MET INVESTORS SERIES TRUST
                           5 PARK PLAZA, SUITE 1900
                           IRVINE, CALIFORNIA 92614

                                1-800-848-3854

Free copies of the SAI and Annual and Semi-Annual Reports are available at the following website: www.metlifeinvestors.com

Information about the Portfolio, including the Annual and Semi-annual Reports and SAI, may also be obtained from the Securities and Exchange Commission ("SEC"):

[_] IN PERSONReview and copy documents in the SEC's Public Reference Room in
             Washington, D.C. (for information call 202-551-8090).

[_] ON LINE  Retrieve information from the EDGAR database on the SEC's web site at: http://www.sec.gov.

[_] BY MAIL  Request documents, upon payment of a duplicating fee, by writing to SEC, Public Reference Section, Washington, D.C. 20549 or by e-mailing the SEC at publicinfo@sec.gov.

                             SEC FILE # 811-10183

                                 MET INVESTORS
                            S E R I E S   T R U S T



                    Lord Abbett Growth and Income Portfolio

                          Class A and Class B Shares

                                __PROSPECTUS__


                                APRIL 28, 2008




Like all securities, these securities have not been approved or disapproved by the
    Securities and Exchange Commission, nor has the Securities and Exchange
      Commission passed upon the accuracy or adequacy of this Prospectus.
           Any representation to the contrary is a criminal offense.

                           ____TABLE OF CONTENTS____


                                                            PAGE

             INTRODUCTION                                    3
                Understanding the Trust                      3
                Understanding the Portfolio                  3

             THE PORTFOLIO                                   4

               INVESTMENT SUMMARY                            4
                Lord Abbett Growth and Income Portfolio      5

               ADDITIONAL INVESTMENT STRATEGIES              9
               MANAGEMENT                                    11
                The Manager                                  11
                The Adviser                                  11
                Distribution Plan                            12

             YOUR INVESTMENT                                 13
                Shareholder Information                      13
                Dividends, Distributions and Taxes           13
                Sales and Purchases of Shares                15

             FINANCIAL HIGHLIGHTS                            19

             FOR MORE INFORMATION                        Back Cover

INTRODUCTION

UNDERSTANDING THE TRUST


Met Investors Series Trust (the "Trust") is an open-end management investment company that offers a selection of fifty-two managed investment portfolios or mutual funds. Only one of these portfolios is offered through this Prospectus (the "Portfolio"). Please see the Investment Summary section of this Prospectus for specific information on the Portfolio.


  INVESTING THROUGH A VARIABLE INSURANCE CONTRACT

  Class A and Class B shares of the Portfolio are currently only sold to separate accounts of Metropolitan Life Insurance Company and certain of its affiliates (collectively, "MetLife" or the "Insurance Companies") to fund the benefits under certain individual flexible premium variable life insurance policies and individual and group variable annuity contracts (collectively, "Contracts"). As a Contract owner, your premium payments are allocated to the Portfolio in accordance with your Contract.

  A particular class of the Portfolio may not be available under the Contract you have chosen. The prospectus for the Contract shows the classes available to you. Please read this Prospectus carefully. It provides information to assist you in your decision. If you would like additional information about the Portfolio, please request a copy of the Statement of Additional Information ("SAI"). For details about how to obtain a copy of the SAI and other reports and information, see the back cover of this Prospectus. The SAI is incorporated by reference into this Prospectus.

  The Portfolio's name and investment objective are very similar to a certain publicly available mutual fund that is managed by the same investment adviser. The Portfolio in this Prospectus is not that publicly available mutual fund and will not have the same performance. Different performance will result from such factors as different implementation of investment policies, different investment restrictions, different cash flows into and out of the Portfolio, different fees and expenses, and different asset sizes.

UNDERSTANDING THE PORTFOLIO

After this Introduction you will find an Investment Summary for the Portfolio. The Investment Summary presents important facts about the Portfolio, including information about its investment objective, principal investment strategy, primary risks, fees and expenses and past performance.


 PLEASE SEE THE CONTRACT PROSPECTUS FOR A DETAILED EXPLANATION OF YOUR CONTRACT.

                                 THE PORTFOLIO


 THE PORTFOLIO IN THIS PROSPECTUS IS A MUTUAL FUND: A POOLED INVESTMENT THAT IS PROFESSIONALLY MANAGED AND THAT GIVES YOU THE OPPORTUNITY TO PARTICIPATE IN FINANCIAL MARKETS. THE PORTFOLIO STRIVES TO REACH ITS STATED INVESTMENT OBJECTIVE, WHICH CAN BE CHANGED WITHOUT SHAREHOLDER APPROVAL. AS WITH ALL MUTUAL FUNDS, THERE IS NO GUARANTEE THAT THE PORTFOLIO WILL ACHIEVE ITS INVESTMENT OBJECTIVE.


 THE PORTFOLIO'S ADVISER MAY SELL A PORTFOLIO SECURITY WHEN THE VALUE OF THE INVESTMENT REACHES OR EXCEEDS ITS ESTIMATED FAIR VALUE, TO TAKE ADVANTAGE OF MORE ATTRACTIVE INVESTMENT OPPORTUNITIES, WHEN THE ISSUER'S INVESTMENT FUNDAMENTALS BEGIN TO DETERIORATE, WHEN THE PORTFOLIO MUST MEET REDEMPTIONS, OR FOR OTHER INVESTMENT REASONS.


INVESTMENT SUMMARY

The Portfolio summary discusses the following:

    INVESTMENT OBJECTIVE
    What is the Portfolio's investment goal?

    PRINCIPAL INVESTMENT STRATEGY
    How does the Portfolio attempt to achieve its investment goal? What types of investments does it contain? What style of investing and investment philosophy does it follow?

    PRIMARY RISKS
    What are the specific risks of investing in the Portfolio?

    PAST PERFORMANCE
    How well has the Portfolio performed over time?

    FEES AND EXPENSES
    What is the cost of investing in the Portfolio?

In addition to its principal investment strategy, the Portfolio may invest in various types of securities and engage in various investment techniques and practices which are not the principal focus of the Portfolio and therefore are not described in the Investment Summary section of the Prospectus. These other securities and investment techniques and practices in which the Portfolio may engage, together with their risks, are briefly discussed in "Additional Investment Strategies" in this Prospectus.

The SAI provides more detailed information regarding the various types of securities that the Portfolio may purchase and certain investment techniques and practices of its Adviser.

The Contracts may be sold by banks. AN INVESTMENT IN THE PORTFOLIO THROUGH A CONTRACT IS NOT A DEPOSIT OR OBLIGATION OF, OR GUARANTEED BY, ANY BANK, AND IS NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY OF THE U.S. GOVERNMENT.

                    LORD ABBETT GROWTH AND INCOME PORTFOLIO

INVESTMENT OBJECTIVE:

Long-term growth of capital and income without excessive fluctuation in market value.

PRINCIPAL INVESTMENT STRATEGY:


To pursue this objective, the Portfolio primarily purchases equity securities of large, seasoned, U.S. and multinational companies that the Adviser believes are undervalued. Under normal circumstances, the Portfolio will invest at least 80% of its net assets in equity securities of large companies. A large company is defined as a company having a market capitalization at the time of purchase that falls within the market capitalization range of companies in the Russell 1000 Index, a widely-used benchmark for large-cap stock performance. As of February 29, 2008, the market capitalization range of the Russell 1000 Index was $305 million to $490.2 billion. This range varies daily. Equity securities in which the Portfolio may invest may include common stocks, preferred stocks, convertible securities, warrants, and similar instruments. Common stocks, the most familiar type of equity security, represent an ownership interest in a company.


In selecting investments, the Portfolio attempts to invest in securities selling at reasonable prices in relation to the Adviser's assessment of their potential value. While there is the risk that an investment may never reach what the Adviser believes is its full value or may go down in value, the Adviser's emphasis on large, seasoned company value stocks may limit the Portfolio's downside risk because value stocks are believed to be underpriced, and large, seasoned company stocks tend to be less volatile than the stocks of smaller companies.

PRIMARY RISKS:

The value of your investment in the Portfolio may be affected by one or more of the following risks, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate. Please note that there are many other circumstances that could adversely affect your investment and prevent the Portfolio from reaching its objective, which are not described here.


MARKET RISK. The Portfolio's share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including disappointing corporate earnings, adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or a company may deteriorate. In addition, an assessment by the Portfolio's Adviser of particular companies may prove incorrect, resulting in losses or poor performance by those holdings, even in a rising market. The Portfolio could also miss attractive investment opportunities if its Adviser underweights markets or industries where there are significant returns, and could lose value if the Adviser overweights markets or industries where there are significant declines.


MARKET CAPITALIZATION RISK. Stocks fall into three broad market capitalization categories--large, medium and small. Investing primarily in one category carries the risk that due to current market conditions that category may be out of favor. If valuations of large capitalization companies appear to be greatly out of proportion to the valuations of small or medium capitalization companies, investors may migrate to the stocks of small and mid-sized companies causing a Portfolio that invests in these companies to increase in value more rapidly than a Portfolio that invests in larger, fully-valued companies. Larger more established companies may also be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion. Investing in medium and small capitalization companies may be subject to special risks associated with narrower product lines, more limited financial resources, smaller management groups, and a more limited trading market for their stocks as compared with larger companies. Securities of smaller capitalization issuers may therefore be subject to greater price volatility and may decline more significantly in market downturns than securities of larger companies. In some cases, these companies may be relatively new issuers (I.E., those having continuous operation histories of less than three years) which carries other risks in addition to the risks of other medium and small capitalization companies. New issuers may be more speculative because such companies are relatively unseasoned. These companies will often be involved in the development or marketing of a new product with no established market, which could lead to significant losses.

INVESTMENT STYLE RISK. Different investment styles tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. The Portfolio may outperform or underperform other funds that employ a different investment style. The Portfolio may also employ a combination of styles that impact its risk characteristics. Examples of different investment styles include growth and value investing. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's growth of earnings potential. Also, since growth companies usually invest a high portion of earnings in their business, growth stocks may lack the dividends of some value stocks that can cushion stock prices in a falling market. Growth oriented funds will typically underperform when value investing is in favor. Value stocks are those which are undervalued in comparison to their peers due to adverse business developments or other factors. Value investing carries the risk that the market will not recognize a security's inherent value for a long time, or that a stock judged to be undervalued may actually be appropriately priced or overvalued. Value oriented funds will typically underperform when growth investing is in favor.

PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.


The performance shown below for the period February 12, 2001 through December 31, 2007 is the performance of the Portfolio's Class A shares, the Portfolio's oldest Class. The historical performance shown for the Portfolio's Class A shares prior to February 12, 2001 is the performance of the Portfolio's predecessor funds managed by the Adviser using the same investment objective and strategy as the Portfolio. On January 8, 1999 substantially all of the assets of the Growth and Income Portfolio of Lord Abbett Series Fund, Inc. were transferred to the Lord Abbett Growth and Income Portfolio, a series of Cova Series Trust. The assets of the Lord Abbett Growth and Income Portfolio of Cova Series Trust were transferred to the Portfolio on February 12, 2001. The performance shown below for the Portfolio's Class A shares is the historical performance of the Lord Abbett Growth and Income Portfolio of Cova Series Trust (from January 8, 1999 through February 11, 2001) and of the Growth and Income Portfolio of Lord Abbett Series Fund, Inc. (from December 11, 1989 through January 7, 1999).


The bar chart below shows you the performance of the Portfolio's Class A shares for the last ten calendar years and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart.

               Year-by-Year Total Return as of 12/31 of Each Year

                                     [CHART]

  98      99      00       01      02       03      04      05     06      07
------  ------  ------  ------   ------  -------  ------  ------  -----  ------
12.89%  16.56%  14.68%  -5.73%  -17.95%  31.06%   12.92%  3.68%   18.03%  4.01%

                    High Quarter:   2nd - 2003      +17.86%
                    Low Quarter:    3rd - 2002      -19.80%


The table below compares the Portfolio's Class A and Class B shares' average annual compounded total returns for the 1-, 5- and 10-year periods through 12/31/07, as applicable, with the S&P 500 Index, a widely recognized unmanaged index that measures the stock performance of 500 large- and medium-sized companies and is often used to indicate the performance of the overall stock market. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.



Average Annual Total Return as of 12/31/07
-----------------------------------------
                1 Year   5 Year   10 Year
 -------------  -------- -------- --------
Class A          4.01%   13.50%    8.20%
Class B          3.72%   13.22%      --
S&P 500 Index    5.49%   12.83%    5.91%




 PORTFOLIO MANAGEMENT:

..  Lord, Abbett & Co. LLC see page 12

..  For financial highlights see page 19

FEES AND EXPENSES:


The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2007 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE


Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)


                                          Class A Class B
---------------------------------------------------------
Management Fee                             0.49%   0.49%
---------------------------------------------------------
12b-1 Fees                                 None    0.25%
---------------------------------------------------------
Other Expenses                             0.03%   0.03%
---------------------------------------------------------
Total Annual Portfolio Operating Expenses  0.52%   0.77%
---------------------------------------------------------


EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES


         Class A Class B
------------------------
1 Year    $ 53    $ 79
------------------------
3 Years   $167    $247
------------------------
5 Years   $291    $429
------------------------
10 Years  $654    $957
------------------------

ADDITIONAL INVESTMENT STRATEGIES

In addition to the principal investment strategies discussed in the Portfolio's Investment Summary, the Portfolio may at times invest a portion of its assets in the investment strategies and may engage in certain investment techniques as described below. The SAI provides a more detailed discussion of certain of these and other securities and indicates if the Portfolio is subject to any limitations with respect to a particular investment strategy. These strategies and techniques may involve risks. (PLEASE NOTE THAT SOME OF THESE STRATEGIES MAY BE A PRINCIPAL INVESTMENT STRATEGY FOR THE PORTFOLIO AND CONSEQUENTLY ARE ALSO DESCRIBED IN THE PORTFOLIO'S INVESTMENT SUMMARY.) The Portfolio is not limited by this discussion and may invest in other types of securities not precluded by the policies discussed elsewhere in this Prospectus.

CONVERTIBLE SECURITIES. Convertible securities are preferred stocks or bonds that pay a fixed dividend or interest payment and are convertible into common stock at a specified price or conversion ratio.

Traditionally, convertible securities have paid dividends or interest rates higher than common stocks but lower than nonconvertible securities. They generally participate in the appreciation or depreciation of the underlying stock into which they are convertible, but to a lesser degree. These securities are also subject to market risk, interest rate risk and credit risk.

DEPOSITARY RECEIPTS. Depositary receipts are receipts for shares of a foreign-based corporation that entitle the holder to dividends and capital gains on the underlying security. Receipts include those issued by domestic banks (American Depositary Receipts), foreign banks (Global or European Depositary Receipts), and broker-dealers (depositary shares).

These instruments are subject to market risk and foreign investment risk.

FOREIGN EQUITY SECURITIES. Foreign equity securities are subject to foreign investment risk in addition to the risks applicable to domestic equity securities, such as market risk.

PREFERRED STOCKS. Preferred stocks are equity securities that generally pay dividends at a specified rate and have preference over common stock in the payment of dividends and liquidation. Preferred stock generally does not carry voting rights.

Preferred stocks are subject to market risk. In addition, because preferred stocks pay fixed dividends, an increase in interest rates may cause the price of a preferred stock to fall.

REPURCHASE AGREEMENTS. Repurchase agreements involve the purchase of a security by the Portfolio and a simultaneous agreement by the seller (generally a bank or dealer) to repurchase the security from the Portfolio at a specified date or upon demand. This technique offers a method of earning income on idle cash.

Repurchase agreements involve credit risk, I.E., the risk that the seller will fail to repurchase the security, as agreed. In that case, the Portfolio will bear the risk of market value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security.

REVERSE REPURCHASE AGREEMENTS. Reverse repurchase agreements involve the sale of a security by the Portfolio to another party (generally a bank or dealer) in return for cash and an agreement by the Portfolio to buy the security back at a specified price and time.

Reverse repurchase agreements will be used primarily to provide cash to satisfy unusually high redemption requests or for other temporary or emergency purposes. Reverse repurchase agreements are considered a form of borrowing by the Portfolio and, therefore, are a form of leverage. Leverage may cause any gains or losses of the Portfolio to be magnified.

RIGHTS AND WARRANTS. Warrants basically are options to purchase equity securities at specific prices valid for a specific period of time. Their prices do not necessarily move parallel to the prices of the underlying securities. Rights are similar to warrants, but normally have a short duration and are distributed directly by the issuer to its shareholders. Rights and warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer. These investments carry the risk that they may be worthless to the Portfolio at the time it may exercise its rights, due to the fact that the underlying securities have a market value less than the exercise price. Warrants also include Low Exercise Price Call Warrants or other structured securities for the purpose of gaining exposure to stocks in difficult to access foreign local markets.

SECURITIES LOANS. For purposes of realizing additional income, the Portfolio may lend securities to broker-dealers or institutional investors approved by the Board of Trustees of the Trust. All securities loans will be made pursuant to agreement requiring the loans to be continuously secured by collateral in cash or high grade debt obligations at least equal at all times to the market value of the loaned securities. The borrower pays to the Portfolio an amount equal to any dividends or interest received on loaned securities. The Portfolio retains all or a portion of the interest received on investment of cash collected or receives a fee from the borrower.

The risk in lending portfolio securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral, or in the recovery of the securities or possible loss of rights in their collateral should the borrower fail financially.

DEFENSIVE INVESTMENTS


Under adverse market or economic conditions, the Portfolio could invest for temporary defensive purposes some or all of its assets in money market securities or utilize other investment strategies that may be inconsistent with the Portfolio's principal investment strategy. Temporary defensive instruments generally include U.S. government securities, bank time deposits denominated in the currency of any major nation, commercial paper and repurchase agreements. The Adviser may also invest in these types of securities or hold cash while looking for suitable investment opportunities or to maintain liquidity. Although the Portfolio would employ these measures only in seeking to avoid losses, they could reduce the benefit from an upswing in the market or prevent the Portfolio from meeting its investment objective.


PORTFOLIO TURNOVER

The Portfolio's Adviser will sell a security when it believes it is appropriate to do so, regardless of how long the Portfolio has owned that security. Buying and selling securities generally in-volves some expense to the Portfolio, such as commissions paid to brokers and other transaction costs. Generally speaking, the higher the Portfolio's annual portfolio turnover rate, the greater its brokerage costs. Increased brokerage costs may adversely affect the Portfolio's performance. Annual turnover rate of 100% or more is considered high and will result in increased costs to the Portfolio. The Portfolio generally intends to purchase securities for long-term investment and therefore will have a relatively low turnover rate.

DOWNGRADES IN FIXED INCOME DEBT SECURITIES

Unless required by applicable law, the Portfolio is not required to sell or dispose of any debt security that either loses its rating or has its rating reduced after the Portfolio purchases the security.

MANAGEMENT

The Trust's Board of Trustees is responsible for managing the business affairs of the Trust. The Trustees meet periodically to review the affairs of the Trust and to establish certain guidelines which the Manager and Adviser are expected to follow in implementing the investment policies and objectives of the Trust. The Trustees also review the management of the Portfolio's assets by the Adviser. Information about the Trustees and executive officers of the Trust is contained in the SAI.

THE MANAGER


Met Investors Advisory, LLC (the "Manager"), 5 Park Plaza, Suite 1900, Irvine, California 92614, has overall responsibility for the general management and administration of the Portfolio. The Manager selects and pays the fees of the Adviser for the Portfolio and monitors the Adviser's investment program. The Manager is an affiliate of MetLife.


As compensation for its services to the Portfolio, the Manager receives monthly compensation at an annual rate of a percentage of the average daily net assets of the Portfolio as follows: 0.60% of first $600 million of such assets, plus 0.55% of such assets over $600 million up to $1.1 billion, plus 0.50% of such assets over $1.1 billion up to $1.5 billion, plus 0.45% of such assets over $1.5 billion.

A discussion regarding the basis of the decision of the Trust's Board of Trustees to approve the Management Agreement with the Manager and the investment advisory agreement with the Adviser is available in the Portfolio's annual report.

THE ADVISER

Under the terms of the agreement between the Adviser and the Manager, the Adviser will develop a plan for investing the assets of the Portfolio, select the assets to be purchased and sold by the Portfolio, select the broker-dealer or broker-dealers through which the Portfolio will buy and sell its assets, and negotiate the payment of commissions, if any, to those broker-dealers. The Adviser follows the investment policies set by the Manager and the Board of Trustees for the Portfolio. Day-to-day management of the investments in the Portfolio is the responsibility of the Adviser's portfolio manager. The portfolio manager of the Portfolio is indicated below following a brief description of the Adviser. The SAI provides additional information about each portfolio manager's compensation, other accounts managed and the person's ownership of securities in the Portfolio.


The Trust and the Manager have received an exemptive order from the Securities and Exchange Commission that permits the Manager, subject to certain conditions, and without the approval of shareholders to: (a) employ a new unaffiliated investment adviser for the Portfolio pursuant to the terms of a new investment advisory agreement, in each case either as a replacement for an existing Adviser or as an additional Adviser; (b) change the terms of any investment advisory agreement; and (c) continue the employment of an existing Adviser on the same advisory contract terms where a contract has been assigned because of a change in control of the Adviser. In such circumstances, shareholders would receive notice of such action, including the information concerning the new Adviser that normally is provided in a proxy statement.

The Manager pays the Adviser a fee based on the Portfolio's average daily net assets. The Portfolio is not responsible for the fees paid to the Adviser.

LORD, ABBETT & CO. LLC ("Lord Abbett"), 90 Hudson Street, Jersey City,

New Jersey 07302, is the Adviser to the Portfolio. Founded in 1929, Lord Abbett manages one of the nation's oldest mutual fund complexes, with assets under management of approximately $110 billion in mutual funds and other advisory accounts as of December 31, 2007.

  ELI M. SALZMANN is primarily responsible for the day-to-day management of the Portfolio. Mr. Salzmann is a Partner of Lord Abbett and has been with Lord Abbett since 1997. Mr. Salzmann is the Investment Team Leader and has been a member of the investment team since 1998.


DISTRIBUTION PLAN


The Portfolio has adopted for its Class B shares a plan pursuant to Rule 12b-1 under the 1940 Act (the "Plan") and pursuant to the Plan, entered into a Distribution Agreement with MetLife Investors Distribution Company, located at 5 Park Plaza, Suite 1900, Irvine, California, 92614. MetLife Investors Distribution Company is an affiliate of the Manager, and serves as principal underwriter for the Trust. The Plan permits the use of Trust assets to help finance the distribution of the shares of the Portfolio. Under the Plan, the Trust, on behalf of the Portfolio, is permitted to pay to various service providers up to 0.50% of the average daily net assets of the Portfolio allocated to Class B shares as payment for services rendered in connection with the distribution of the shares of the Portfolio. Currently, payments are limited to 0.25% of average net assets, which amount may be increased to the full Plan amount by the Trustees of the Trust without shareholder approval. Because these fees are paid out of Trust assets on an on-going basis, over time these costs will increase the cost of your investment and may cost you more than other types of sales charges.

YOUR INVESTMENT

SHAREHOLDER INFORMATION

The separate accounts of MetLife are the record owners of the Portfolio's shares. Any reference to the shareholder in this Prospectus technically refers to those separate accounts and not to you, the Contract owner. The legal rights of you, the Contract owner, are different from the legal rights of the record owner.

However, MetLife is required to solicit instructions from Contract owners when voting on shareholder issues. Any voting by MetLife as shareholder would therefore reflect the actual votes of Contract owners. Neither the Securities and Exchange Commission nor MetLife requires any specific minimum percentage of Contract owners to vote in order for MetLife to echo vote the remaining unvoted votes. MetLife seeks to obtain a reasonable level of turnout given the particular voting trend. MetLife may use various methods of encouraging Contract owners to vote, including additional solicitations. The practice of echo voting means that a minority of Contract owners may, in practice, determine whether an item passes or fails. Please see "Voting Rights" in the prospectus for the Contracts for more information on your voting rights.

DISCLOSURE OF PORTFOLIO HOLDINGS


Shares of the Trust are offered only to separate accounts of the Insurance Companies. The following information is generally made available on one or more of the Insurance Company websites (including www.metlifeinvestors.com): (i) the ten largest portfolio holdings of the Portfolio; (ii) unless the Adviser has objected, the percentage of the Portfolio's net assets that each of the portfolio holdings represents; and (iii) the percentage of the Portfolio's net assets that these holdings represent in the aggregate. Unless the Adviser has objected, this information is posted on the website as early as on or about the tenth business day following the calendar quarter and no later than on or about the first business day of the second month following the calendar quarter. The Trust may exclude any portion of these holdings from the posting when deemed in the best interest of the Trust. These postings generally remain until replaced by new postings as described above. For these purposes, the Portfolio's ten largest portfolio holdings are not considered to include swaps, futures, or forward currency transactions or transactions transmitted to the Trust's custodian after certain established cut-off times.


A description of the Portfolio's policies and procedures with respect to the disclosure of the Portfolio's portfolio securities is available in the SAI.

DIVIDENDS, DISTRIBUTIONS AND TAXES

DIVIDENDS AND DISTRIBUTIONS

The Portfolio intends to distribute substantially all of its net investment income, if any. The Portfolio distributes its dividends from its net investment income to MetLife's separate accounts at least once a year and not to you, the Contract owner. These distributions are in the form of additional shares and not cash. The result is that the Portfolio's investment performance, including the effect of dividends, is reflected in the cash value of the Contracts. Please see the Contract prospectus for more information.

All net realized long- or short-term capital gains of the Portfolio are also declared once a year and reinvested in the Portfolio.

TAXES

Please see the Contract prospectus for a discussion of the tax impact on you resulting from the income taxes the separate accounts owe as a result of their ownership of the Portfolio's shares and their receipt of dividends and capital gains.

The Portfolio expects to qualify and to continue to qualify as a regulated investment company under Subchapter M of the Code. As qualified, the Portfolio is not subject to federal income tax on that part of its taxable income that it distributes to you. Taxable income consists generally of net investment income, and any capital gains. It is the Portfolio's intention to distribute all such income and gains.

Shares of the Portfolio are currently offered only to the separate accounts of MetLife. Separate accounts are insurance company separate accounts that fund life insurance policies and annuity contracts. Under the Code, an insurance company pays no tax with respect to income of a qualifying separate account when the income is properly allocable to the value of eligible variable annuity or variable life insurance contracts. For a discussion of the taxation of life insurance companies and the separate accounts, as well as the tax treatment of the policies and annuity contracts and the holders thereof, see the discussion of federal income tax considerations included in the prospectus for the Contracts.

Section 817(h) of the Code and the regulations thereunder impose "diversification" requirements on the assets underlying a Contract. The Portfolio intends to maintain diversification which will allow each Contract to satisfy these requirements. These requirements are in addition to the diversification requirements imposed on the Portfolio by Subchapter M and the 1940 Act. Technically, the section 817(h) requirements provide that, with limited exceptions, as of the end of each calendar quarter or within thirty days thereafter no more than 55% of the assets underlying a Contract may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments, and no more than 90% by any four investments. For this purpose, an investment in the Portfolio is treated not as a single investment but as an investment in each asset owned by the Portfolio, so long as shares of the Portfolio are owned only by separate accounts of insurance companies, by qualified pension and retirement plans, and by a limited class of other investors. The Portfolio is and will be so owned. Thus so long as the Portfolio meets the section 817(h) diversification tests, each Contract will also meet those tests. See the prospectus for the Contracts.

The foregoing is only a summary of some of the important federal income tax considerations generally affecting the Portfolio and you; see the SAI for a more detailed discussion. You are urged to consult your tax advisers.

REPORT TO POLICYHOLDERS

The fiscal year of the Portfolio ends on December 31 of each year. The Trust will send to you, at least semi-annually, reports which show the Portfolio's composition and other information. An annual report, with audited information, will be sent to you each year.

SALES AND PURCHASES OF SHARES

The Trust does not sell its shares directly to the public. The Trust continuously sells Class A and Class B shares of the Portfolio only to the separate accounts of MetLife to fund Contracts. The Trust could also offer shares to other separate accounts of other insurers if approved by the Board of Trustees.

PURCHASE AND REDEMPTION OF SHARES

MetLife Investors Distribution Company is the principal underwriter and distributor of the Trust's shares. MetLife Investors Distribution Company places orders for the purchase or redemption of shares of the Portfolio based on, among other things, the amount of net Contract premiums or purchase payments transferred to the separate accounts, transfers to or from a separate account investment division and benefit payments to be effected on a given date pursuant to the terms of the Contract. Such orders are effected, without sales charge, at the net asset value per share for the Portfolio determined on that same date. The Trust reserves the right to reject or limit all or part of any purchase or exchange order for any reason.

The Portfolio is available as an investment option under a number of different variable insurance products, many of which do not limit the number of transfers among the available underlying funds. A large number of transfers could raise transaction costs for the Portfolio and could require the Adviser to maintain increased cash reserves, which could harm performance in rising markets.

Shares of the Portfolio are sold and redeemed at their net asset value without the imposition of any sales commission or redemption charge. Class A shares are not subject to a Rule 12b-1 fee. Class B shares are subject to a Rule 12b-1 fee of 0.25% of average daily net assets. (However, certain sales or other charges may apply to the Contract, as described in the Contract prospectus.) Under certain circumstances, redemption proceeds may be paid in securities or other property rather than in cash if the Manager determines it is in the best interests of the Trust.

MARKET TIMING

The Trust's Board of Trustees has adopted certain procedures, described below, to discourage certain types of trading in Portfolio shares that may be harmful to long-term investors, specifically (i) trading that is designed to exploit pricing inefficiencies and thereby dilute the returns of long-term investors; or (ii) frequent trading by an investor that generates sufficiently volatile cash flows to be disruptive to a portfolio manager's ability to manage the Portfolio's assets ((i) or (ii), "market timing"). The Trust is not intended for investment by market timers. The Trust does not knowingly accommodate market timing in the Portfolio and, to the Trust's knowledge, there are no arrangements currently in place that are designed to permit any contract owner to engage in market timing. As discussed above, the Trust reserves the right to reject or limit all or part of any purchase or exchange order for any reason.


The Trust requires that the insurance company separate accounts that invest in the Portfolios have in place policies and procedures reasonably designed to detect and deter market timing in the separate accounts by contract owners. In addition, the Manager monitors cashflows of certain Portfolios identified as presenting pricing inefficiencies that could potentially be exploited by market timers, and, with respect to each Portfolio, conducts certain tests to help detect cash outflows or cashflow volatility that may be disruptive to a portfolio manager's ability to manage the Portfolio. If, based on such monitoring, the Manager believes (i) that a Portfolio's cash flows may reflect a pattern of market timing or (ii) that a Portfolio's cash flows may reflect frequent trading that is disruptive to the management of the Portfolio and it is appropriate given the context of the cash flow volatility (e.g., type of Portfolio, amount of assets), the Manager will refer the matter to the appropriate insurance company or companies.

Further, in accordance with Rule 22c-2 under the 1940 Act, the Trust has contracted with insurance separate accounts to enable it to request and receive information regarding transactions in the shares of the Trust's Portfolios and limit transactions that violate the Trust's policies on market timing.


If the Trust finds that any insurance company has in place inadequate policies and procedures, with respect to a particular separate account, to detect and deter market timing in Portfolio shares and there is evidence of market timing in that separate account, the Trust or any of its Portfolios may be discontinued as an investment option of that separate account. In such an event, all contract owners of such separate account would no longer be able to make new investments in the Trust or any of its Portfolios. The Trust reserves the right to modify this policy, including any procedures established from time to time to effectuate this policy, at any time without notice.

LIMITATIONS ON THE TRUST'S ABILITY TO DETECT AND DETER MARKET TIMING

The Portfolio is available as an investment option under a number of different variable insurance products. Owners of these variable insurance products transfer value among sub-accounts of the insurance company separate accounts by contacting the insurance companies. The resulting purchases and redemptions of Portfolio shares are made through omnibus accounts of the insurance companies. The right of an owner of such a variable insurance product to transfer among sub-accounts is governed by a contract between the insurance company and such owner. Many of these contracts do not limit the number of transfers among the available underlying funds that a contract owner may make. The terms of these contracts, the presence of financial intermediaries (including the insurance companies) between the Trust and contract owners, the utilization of omnibus accounts by these intermediaries and other factors such as state insurance laws may limit the Trust's ability to detect and deter market timing. Multiple tiers of such financial intermediaries may further compound the Trust's difficulty in detecting and deterring such market timing activities.

RISKS ASSOCIATED WITH MARKET TIMING GENERALLY

While the Trust will try to detect and deter market timing by utilizing the procedures described above, these procedures may not be successful in identifying or deterring market timing. By realizing profits through short-term trading, contract owners that engage in market timing activities may dilute the value of shares held by long-term investors. Cashflow volatility resulting from frequent trading of Portfolio shares, especially involving large dollar amounts, may disrupt a portfolio manager's ability to manage the Portfolio's assets. Frequent trading may be disruptive if it makes it difficult for the Portfolio to implement its long-term investment strategies, for example by causing the Portfolio to maintain a higher level of its assets in cash to accommodate such frequent trading. Frequent trading may also be disruptive if it forces the Portfolio to sell portfolio securities at inopportune times to raise cash to accommodate such trading activity. In addition, frequent trading may cause the Portfolio to incur increased expenses. For example, as a result of such frequent trading, the Portfolio may be forced to liquidate investments and thereby incur increased brokerage costs. All of these factors may adversely affect Portfolio performance.

Associated with an investment in the Portfolio that itself invests in securities that are, for example, thinly traded, traded infrequently, or relatively less liquid is the risk that the current market price for the securities may not accurately reflect current market values. A market timer may seek to engage in strategies designed to take advantage of these pricing differences ("price arbitrage") and thereby dilute the returns of long-term investors. Portfolios that may be adversely affected by price arbitrage include those Portfolios that significantly invest in small cap equity securities and in certain fixed-income securities, such as high yield bonds.

A Portfolio that invests significantly in foreign securities may be particularly susceptible to strategies designed to exploit pricing inefficiencies. This is because foreign securities are typically traded on markets that close well before the time the Portfolio calculates its net asset value (typically at 4:00 p.m. Eastern Time), which gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities. The time zone differences among international stock markets can allow a market timer engaging in certain strategies to exploit differences in Portfolio share prices that are based on closing prices of foreign securities established some time before the Portfolio calculates its own share price (a type of price arbitrage referred to as "time zone arbitrage"). As discussed more fully below, the Trust has procedures, referred to as fair value pricing, that allow the Trust to adjust closing market prices of foreign securities to reflect what is believed to be the fair value of those securities at the time the Portfolio calculates its net asset value. While there is no assurance, the Portfolio expects that the use of fair value pricing will reduce a market timer's ability to engage in time zone arbitrage to the detriment of Portfolio shareholders.

VALUATION OF SHARES


The Portfolio's net asset value ("NAV") per share is ordinarily determined once daily, as of the close of the regular session of business on the New York Stock Exchange (NYSE) (usually at 4:00 p.m., Eastern Time), on each day the NYSE is open. To the extent that the Portfolio's assets are traded in other markets when the NYSE is closed, the value of the Portfolio's assets may be effected on days when the Trust is not open for business. In addition, trading in some of the Portfolio's assets may not occur when the Trust is open for business.

NAV of a Portfolio share is computed by dividing the value of the net assets of the Portfolio by the total number of shares outstanding in the Portfolio. Share prices for any transaction are those next calculated after receipt of an order.


Except for money market instruments maturing in 60 days or less and foreign securities as discussed below, securities held by the Portfolio are valued at market value. If market values are not readily available, or if available market quotations are not reliable, securities are priced at their fair value as determined by the Valuation Committee of the Trust's Board of Trustees using procedures approved by the Board of Trustees. The Portfolio may use fair value pricing if the value of a security has been materially affected by events occurring before the Portfolio's calculation of NAV but after the close of the primary markets on which the security is traded. The Portfolio may also use fair value pricing if reliable market quotations are unavailable due to infrequent trading or if trading in a particular security was halted during the day and did not resume prior to the Portfolio's calculation of NAV. The use of fair value pricing has the effect of valuing a security based upon the price the Portfolio might reasonably expect to receive if it sold that security but does not guarantee that the security can be sold at the fair value price. Further, because of the inherent uncertainty of fair valuation, a fair valuation price may differ significantly from the value that would have been used had a ready market for the investment existed, and these differences could be material. With respect to any portion of the Portfolio's assets that is invested in other open-end investment companies, that portion of the Portfolio's NAV is calculated based on the NAV of that investment company. The prospectus for the other investment company explains the circumstances and effects of fair value pricing for that investment company.

The Portfolio has retained a third party pricing service to automatically fair value each of its investments that is traded principally on a foreign exchange or market, subject to adjustment by the Trust's Valuation Committee. The Valuation Committee will regularly monitor and review the services provided by the pricing service to the Portfolio and periodically report to the Board on the pricing services' performance.

Money market instruments maturing in 60 days or less are valued on the amortized cost basis.

FINANCIAL HIGHLIGHTS

The following financial highlights tables are intended to help you understand the Portfolio's Class A and Class B shares financial performance for the past 5 years. Certain information reflects financial results for a single Portfolio share. Total return in each table shows how much an investment in the Portfolio would have increased (or decreased) during each period (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, whose report is included in the Annual Report of the Portfolio, which is available upon request.

  LORD ABBETT GROWTH AND INCOME PORTFOLIO


                                                            FOR THE YEARS ENDED DECEMBER 31,
                                                      --------------------------------------------
CLASS A                                               2007(A)  2006(A)  2005(A)  2004(A)  2003(A)
--------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                    $29.36   $27.59   $27.44   $24.41   $18.86
                                                      -------- -------- -------- -------- --------
INCOME FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                     0.45     0.46     0.40     0.33     0.23
NET REALIZED AND UNREALIZED GAINS                         0.73     4.22     0.61     2.82     5.56
                                                      -------- -------- -------- -------- --------
TOTAL FROM INVESTMENT OPERATIONS                          1.18     4.68     1.01     3.15     5.79
                                                      -------- -------- -------- -------- --------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                    (0.31)   (0.54)   (0.31)   (0.12)   (0.24)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS           (1.34)   (2.37)   (0.55)       --       --
                                                      -------- -------- -------- -------- --------
TOTAL DISTRIBUTIONS                                     (1.65)   (2.91)   (0.86)   (0.12)   (0.24)
                                                      -------- -------- -------- -------- --------
NET ASSET VALUE, END OF PERIOD                          $28.89   $29.36   $27.59   $27.44   $24.41
                                                      -------- -------- -------- -------- --------
TOTAL RETURN                                             4.01%   18.03%    3.68%   12.92%   31.06%
                                                      -------- -------- -------- -------- --------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)               $2,608.8 $2,172.1 $1,985.7 $1,867.5 $1,167.7
RATIOS TO AVERAGE NET ASSETS(1):

EXPENSES**                                               0.51%    0.54%    0.53%    0.57%    0.62%
NET INVESTMENT INCOME                                    1.55%    1.64%    1.46%    1.30%    1.13%
PORTFOLIO TURNOVER RATE                                  84.1%    50.2%    45.9%    29.7%    37.0%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                 0.52%    0.54%   0.55%*   0.56%*   0.62%*
RATIO OF EXPENSES TO AVERAGE NET ASSETS AFTER BROKER
REBATES:**                                                 N/A      N/A      N/A      N/A    0.61%

--------------------------------------------------------------------------------
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.

** Prior to 05/01/2003, broker rebates were excluded from the calculation of the expense limitation.

N/A Not applicable
(a) Net investment income per share was calculated using average shares outstanding.

                                      LORD ABBETT GROWTH AND INCOME PORTFOLIO


                                                            FOR THE YEARS ENDED DECEMBER 31,
                                                      --------------------------------------------
CLASS B                                               2007(A)  2006(A)  2005(A)  2004(A)  2003(A)
--------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                    $29.20   $27.43   $27.27   $24.29   $18.78
                                                      -------- -------- -------- -------- --------
INCOME FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                     0.38     0.39     0.33     0.27     0.18
NET REALIZED AND UNREALIZED GAINS                         0.71     4.20     0.61     2.80     5.54
                                                      -------- -------- -------- -------- --------
TOTAL FROM INVESTMENT OPERATIONS                          1.09     4.59     0.94     3.07     5.72
                                                      -------- -------- -------- -------- --------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                    (0.26)   (0.45)   (0.23)   (0.09)   (0.21)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS           (1.34)   (2.37)   (0.55)       --       --
                                                      -------- -------- -------- -------- --------
TOTAL DISTRIBUTIONS                                     (1.60)   (2.82)   (0.78)   (0.09)   (0.21)
                                                      -------- -------- -------- -------- --------
NET ASSET VALUE, END OF PERIOD                          $28.69   $29.20   $27.43   $27.27   $24.29
                                                      -------- -------- -------- -------- --------
TOTAL RETURN                                             3.72%   17.78%    3.39%   12.65%   30.73%
                                                      -------- -------- -------- -------- --------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)               $1,546.7 $1,596.5 $1,130.5 $1,282.3 $1,081.0
RATIOS TO AVERAGE NET ASSETS(1):

EXPENSES**                                               0.76%    0.79%    0.78%    0.82%    0.86%
NET INVESTMENT INCOME                                    1.31%    1.40%    1.21%    1.08%    0.87%
PORTFOLIO TURNOVER RATE                                  84.1%    50.2%    45.9%    29.7%    37.0%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                 0.77%    0.79%   0.80%*   0.80%*   0.86%*
RATIO OF EXPENSES TO AVERAGE NET ASSETS AFTER BROKER
REBATES:**                                                 N/A      N/A      N/A      N/A    0.86%

--------------------------------------------------------------------------------
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.

** Prior to 05/01/2003, broker rebates were excluded from the calculation of the expense limitation.

N/A Not applicable
(a) Net investment income per share was calculated using average shares outstanding.

FOR MORE INFORMATION

If you would like more information about the Portfolio, the following documents are available to you free upon request:

ANNUAL/SEMI-ANNUAL REPORTS

Contain additional information about the Portfolio's performance. In the Portfolio's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION ("SAI")

Provides a fuller technical and legal description of the Portfolio's policies, investment restrictions, and business structure. The SAI is legally considered to be a part of this Prospectus.

IF YOU WOULD LIKE A COPY OF THE CURRENT VERSIONS OF THESE DOCUMENTS, OR OTHER INFORMATION ABOUT THE PORTFOLIO, CONTACT:

                          MET INVESTORS SERIES TRUST
                           5 PARK PLAZA, SUITE 1900
                           IRVINE, CALIFORNIA 92614

                                1-800-848-3854

Free copies of the SAI and Annual and Semi-Annual Reports are available at the following website: www.metlifeinvestors.com

Information about the Portfolio, including the Annual and Semi-annual Reports and SAI, may also be obtained from the Securities and Exchange Commission ("SEC"):

[_] IN PERSONReview and copy documents in the SEC's Public Reference Room in
             Washington, D.C. (for information call 202-551-8090).

[_] ON LINE  Retrieve information from the EDGAR database on the SEC's web site at: http://www.sec.gov.

[_] BY MAIL  Request documents, upon payment of a duplicating fee, by writing to SEC, Public Reference Section, Washington, D.C. 20549 or by e-mailing the SEC at publicinfo@sec.gov.

                             SEC FILE # 811-10183

                                 MET INVESTORS
                            S E R I E S   T R U S T




                      Lord Abbett Mid Cap Value Portfolio

                          Class A and Class B Shares


                                __PROSPECTUS__


                                APRIL 28, 2008




Like all securities, these securities have not been approved or disapproved by the
    Securities and Exchange Commission, nor has the Securities and Exchange
      Commission passed upon the accuracy or adequacy of this Prospectus.
           Any representation to the contrary is a criminal offense.

                           ____TABLE OF CONTENTS____


                                                          PAGE

               INTRODUCTION                                3
                  Understanding the Trust                  3
                  Understanding the Portfolio              3

               THE PORTFOLIO                               4

                 INVESTMENT SUMMARY                        4
                  Lord Abbett Mid Cap Value Portfolio      5

                 ADDITIONAL INVESTMENT STRATEGIES          9
                 MANAGEMENT                                11
                  The Manager                              11
                  The Adviser                              11
                  Distribution Plan                        12

               YOUR INVESTMENT                             13
                  Shareholder Information                  13
                  Dividends, Distributions and Taxes       13
                  Sales and Purchases of Shares            15

               FINANCIAL HIGHLIGHTS                        19

               FOR MORE INFORMATION                    Back Cover

INTRODUCTION

UNDERSTANDING THE TRUST


Met Investors Series Trust (the "Trust") is an open-end management investment company that offers a selection of fifty-two managed investment portfolios or mutual funds. Only one of these portfolios is offered through this Prospectus (the "Portfolio"). Please see the Investment Summary section of this Prospectus for specific information on the Portfolio.


  INVESTING THROUGH A VARIABLE INSURANCE CONTRACT


  Class A and Class B shares of the Portfolio are currently only sold to separate accounts of Metropolitan Life Insurance Company and certain of its affiliates (collectively, "MetLife" or the "Insurance Companies") to fund the benefits under certain individual flexible premium variable life insurance policies and individual and group variable annuity contracts (collectively, "Contracts"). As a Contract owner, your premium payments are allocated to the Portfolio in accordance with your Contract.

  A particular class of the Portfolio may not be available under the Contract you have chosen. The prospectus for the Contracts shows the classes available to you. Please read this Prospectus carefully. It provides information to assist you in your decision. If you would like additional information about the Portfolio, please request a copy of the Statement of Additional Information ("SAI"). For details about how to obtain a copy of the SAI and other reports and information, see the back cover of this Prospectus. The SAI is incorporated by reference into this Prospectus.


  The Portfolio's name and investment objective are very similar to a certain publicly available mutual fund that is managed by the same investment adviser. The Portfolio in this Prospectus is not that publicly available mutual fund and will not have the same performance. Different performance will result from such factors as different implementation of investment policies, different investment restrictions, different cash flows into and out of the Portfolio, different fees and expenses, and different asset sizes.

UNDERSTANDING THE PORTFOLIO

After this Introduction you will find an Investment Summary for the Portfolio. The Investment Summary presents important facts about the Portfolio, including information about its investment objective, principal investment strategy, primary risks, fees and expenses and past performance.


 PLEASE SEE THE CONTRACT PROSPECTUS FOR A DETAILED EXPLANATION OF YOUR CONTRACT.

                                THE PORTFOLIOS


 THE PORTFOLIO IN THIS PROSPECTUS IS A MUTUAL FUND: A POOLED INVESTMENT THAT IS PROFESSIONALLY MANAGED AND THAT GIVES YOU THE OPPORTUNITY TO PARTICIPATE IN FINANCIAL MARKETS. THE PORTFOLIO STRIVES TO REACH ITS STATED INVESTMENT OBJECTIVE, WHICH CAN BE CHANGED WITHOUT SHAREHOLDER APPROVAL. AS WITH ALL MUTUAL FUNDS, THERE IS NO GUARANTEE THAT THE PORTFOLIO WILL ACHIEVE ITS INVESTMENT OBJECTIVE.


 THE PORTFOLIO'S ADVISER MAY SELL A PORTFOLIO SECURITY WHEN THE VALUE OF THE INVESTMENT REACHES OR EXCEEDS ITS ESTIMATED FAIR VALUE, TO TAKE ADVANTAGE OF MORE ATTRACTIVE INVESTMENT OPPORTUNITIES, WHEN THE ISSUER'S INVESTMENT FUNDAMENTALS BEGIN TO DETERIORATE, WHEN THE PORTFOLIO MUST MEET REDEMPTIONS, OR FOR OTHER INVESTMENT REASONS.


INVESTMENT SUMMARY

The Portfolio summary discusses the following:

    INVESTMENT OBJECTIVE
    What is the Portfolio's investment goal?

    PRINCIPAL INVESTMENT STRATEGY
    How does the Portfolio attempt to achieve its investment goal? What types of investments does it contain? What style of investing and investment philosophy does it follow?

    PRIMARY RISKS
    What are the specific risks of investing in the Portfolio?

    PAST PERFORMANCE
    How well has the Portfolio performed over time?

    FEES AND EXPENSES
    What is the cost of investing in the Portfolio?

In addition to its principal investment strategy, the Portfolio may invest in various types of securities and engage in various investment techniques and practices which are not the principal focus of the Portfolio and therefore are not described in the Investment Summary section of the Prospectus. These other securities and investment techniques and practices in which the Portfolio may engage, together with their risks, are briefly discussed in "Additional Investment Strategies" in this Prospectus.

The SAI provides more detailed information regarding the various types of securities that the Portfolio may purchase and certain investment techniques and practices of its Adviser.

The Contracts may be sold by banks. AN INVESTMENT IN THE PORTFOLIO THROUGH A CONTRACT IS NOT A DEPOSIT OR OBLIGATION OF, OR GUARANTEED BY, ANY BANK, AND IS NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY OF THE U.S. GOVERNMENT.

                      LORD ABBETT MID CAP VALUE PORTFOLIO


INVESTMENT OBJECTIVE:

Capital appreciation through investments, primarily in equity securities, which are believed to be undervalued in the marketplace.

PRINCIPAL INVESTMENT STRATEGY:


To pursue this goal, the Portfolio normally invests at least 80% of its net assets in equity securities of mid-sized companies. A mid-sized company is defined as a company having a market capitalization at the time of purchase that falls within the market capitalization range of companies in the Russell Midcap Index, a widely-used benchmark for mid-cap stock performance. As of February 29, 2008, the market capitalization range of the Russell Midcap Index was $305 million to $49.62 billion. This range varies daily. Equity securities in which the Portfolio may invest include common stocks, convertible bonds, convertible preferred stocks, warrants and similar instruments. Common stocks, the most familiar type of equity security, represent an ownership interest in a company.


In selecting investments, the Portfolio, using a value approach, tries to identify stocks of companies that have the potential for significant market appreciation, due to growing recognition of improvement in their financial results, or increasing anticipation of such improvement. In trying to identify those companies, we look for such factors as:

  .  changes in the economic and financial environment

  .  new or improved products or services

  .  new or rapidly expanding markets

  .  changes in management or structure of the company

  .  price increases due for the company's products or services

  . improved efficiencies resulting from new technologies or changes in distribution

  . changes in governmental regulations, political climate or competitive conditions

PRIMARY RISKS:

The value of your investment in the Portfolio may be affected by one or more of the following risks, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate. Please note that there are many other circumstances that could adversely affect your investment and prevent the Portfolio from reaching its objective, which are not described here.

MARKET RISK. The Portfolio's share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including disappointing corporate earnings, adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or a company may deteriorate. In addition, an assessment by the Portfolio's Adviser of particular companies may prove incorrect, resulting in losses or poor performance by those holdings, even in a rising market. The Portfolio could also miss attractive investment opportunities if its Adviser underweights markets or industries where there are significant returns, and could lose value if the Adviser overweights markets or industries where there are significant declines.


MARKET CAPITALIZATION RISK. Stocks fall into three broad market capitalization categories--large, medium and small. Investing primarily in one category carries the risk that due to current market conditions that category may be out of favor. If valuations of large capitalization companies appear to be greatly out of proportion to the valuations of small or medium capitalization companies, investors may migrate to the stocks of small and mid-sized companies causing a Portfolio that invests in these companies to increase in value more rapidly than a Portfolio that invests in larger, fully-valued companies. Larger more established companies may also be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion. Investing in medium and small capitalization companies may be subject to special risks associated with narrower product lines, more limited financial resources, smaller management groups, and a more limited trading market for their stocks as compared with larger companies. Securities of smaller capitalization issuers may therefore be subject to greater price volatility and may decline more significantly in market downturns than securities of larger companies. In some cases, these companies may be relatively new issuers (I.E., those having continuous operation histories of less than three years) which carries other risks in addition to the risks of other medium and small capitalization companies. New issuers may be more speculative because such companies are relatively unseasoned. These companies will often be involved in the development or marketing of a new product with no established market, which could lead to significant losses.

INVESTMENT STYLE RISK. Different investment styles tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. The Portfolio may outperform or underperform other funds that employ a different investment style. The Portfolio may also employ a combination of styles that impact its risk characteristics. Examples of different investment styles include growth and value investing. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's growth of earnings potential. Also, since growth companies usually invest a high portion of earnings in their business, growth stocks may lack the dividends of some value stocks that can cushion stock prices in a falling market. Growth oriented funds will typically underperform when value investing is in favor. Value stocks are those which are undervalued in comparison to their peers due to adverse business developments or other factors. Value investing carries the risk that the market will not recognize a security's inherent value for a long time, or that a stock judged to be undervalued may actually be appropriately priced or overvalued. Value oriented funds will typically underperform when growth investing is in favor.

PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

The performance shown below for the period February 12, 2001 through December 31, 2007 is the performance of the Portfolio's Class A shares, the Portfolio's oldest Class. The historical performance shown for the Portfolio's Class A shares prior to February 12, 2001 is the performance of the Portfolio's predecessor fund (Mid-Cap Value Portfolio, a series of Cova Series Trust, which commenced operations on August 20, 1997) managed by the Adviser using the same investment objective and strategy as the Portfolio. The assets of the predecessor fund were transferred to the Portfolio on February 12, 2001.

The bar chart below shows you the performance of the Portfolio's Class A shares, the Portfolio's oldest class, for the last ten calendar years and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart.

               Year-by-Year Total Return as of 12/31 of Each Year

                                     [CHART]

 1998   1999   2000   2001    2002   2003  2004  2005   2006   2007
------ ------ ------ ------ ------ ------ ----- ------ ------ ------
 2.57%  5.71% 52.97%  8.10% -9.31% 26.15% 24.82% 8.28% 12.49% 0.90%

High Quarter:    2nd - 1999     16.83%
Low Quarter:     3rd - 1998    -17.02%



The table below compares the Portfolio's Class A and Class B shares' average annual compounded total returns for the 1-, 5- and 10-year periods through 12/31/07, as applicable with the Russell Midcap Index, a widely recognized unmanaged index measuring the broad market performance of the 800 smallest companies in the Russell 1000 Index and with the S&P MidCap 400/Citigroup Value Index, a market capitalization-weighted index of the stocks in the S&P 400 Index having low price-to-book ratios. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.



     Average Annual Total Return as of 12/31/07
----------------------------------------------------
                                1 Year 5 Year 10 Year
------------------------------- ------ ------ -------
Class A                          0.90% 14.12%  11.98%
Class B                          0.60% 13.83%     --
Russell Midcap Index             5.60% 18.21%   9.91%
S&P Midcap 400/ Citigroup Value
 Index                           2.65% 15.36%   8.52%



 PORTFOLIO MANAGEMENT:

..  Lord, Abbett & Co. LLC see page 12

..  For financial highlights see page 19

FEES AND EXPENSES:


The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2007 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE


Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)


                                          Class A Class B
---------------------------------------------------------
Management Fee                             0.67%   0.67%
---------------------------------------------------------
12b-1 Fees                                 None    0.25%
---------------------------------------------------------
Other Expenses                             0.08%   0.09%
---------------------------------------------------------
Total Annual Portfolio Operating Expenses  0.75%   1.01%
---------------------------------------------------------


EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES


         Class A  Class B
--------------------------
1 Year   $     77 $    104
--------------------------
3 Years  $    241 $    323
--------------------------
5 Years  $    418 $    560
--------------------------
10 Years $    933 $  1,241
--------------------------

ADDITIONAL INVESTMENT STRATEGIES

In addition to the principal investment strategies discussed in the Portfolio's Investment Summary, the Portfolio may at times invest a portion of its assets in the investment strategies and may engage in certain investment techniques as described below. The SAI provides a more detailed discussion of certain of these and other securities and indicates if the Portfolio is subject to any limitations with respect to a particular investment strategy. These strategies and techniques may involve risks. (PLEASE NOTE THAT SOME OF THESE STRATEGIES MAY BE A PRINCIPAL INVESTMENT STRATEGY FOR THE PORTFOLIO AND CONSEQUENTLY ARE ALSO DESCRIBED IN THE PORTFOLIO'S INVESTMENT SUMMARY.) The Portfolio is not limited by this discussion and may invest in other types of securities not precluded by the policies discussed elsewhere in this Prospectus.

CONVERTIBLE SECURITIES. Convertible securities are preferred stocks or bonds that pay a fixed dividend or interest payment and are convertible into common stock at a specified price or conversion ratio.

Traditionally, convertible securities have paid dividends or interest rates higher than common stocks but lower than nonconvertible securities. They generally participate in the appreciation or depreciation of the underlying stock into which they are convertible, but to a lesser degree. These securities are also subject to market risk, interest rate risk and credit risk.

DEPOSITARY RECEIPTS. Depositary receipts are receipts for shares of a foreign-based corporation that entitle the holder to dividends and capital gains on the underlying security. Receipts include those issued by domestic banks (American Depositary Receipts), foreign banks (Global or European Depositary Receipts), and broker-dealers (depositary shares).

These instruments are subject to market risk and foreign investment risk.

FOREIGN EQUITY SECURITIES. Foreign equity securities are subject to foreign investment risk in addition to the risks applicable to domestic equity securities, such as market risk.

PREFERRED STOCKS. Preferred stocks are equity securities that generally pay dividends at a specified rate and have preference over common stock in the payment of dividends and liquidation. Preferred stock generally does not carry voting rights.

Preferred stocks are subject to market risk. In addition, because preferred stocks pay fixed dividends, an increase in interest rates may cause the price of a preferred stock to fall.

REPURCHASE AGREEMENTS. Repurchase agreements involve the purchase of a security by the Portfolio and a simultaneous agreement by the seller (generally a bank or dealer) to repurchase the security from the Portfolio at a specified date or upon demand. This technique offers a method of earning income on idle cash.

Repurchase agreements involve credit risk, i.e., the risk that the seller will fail to repurchase the security, as agreed. In that case, the Portfolio will bear the risk of market value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security.

REVERSE REPURCHASE AGREEMENTS. Reverse repurchase agreements involve the sale of a security by the Portfolio to another party (generally a bank or dealer) in return for cash and an agreement by the Portfolio to buy the security back at a specified price and time.

Reverse repurchase agreements will be used primarily to provide cash to satisfy unusually high redemption requests or for other temporary or emergency purposes. Reverse repurchase agreements are considered a form of borrowing by the Portfolio and, therefore, are a form of leverage. Leverage may cause any gains or losses of the Portfolio to be magnified.

RIGHTS AND WARRANTS. Warrants basically are options to purchase equity securities at specific prices valid for a specific period of time. Their prices do not necessarily move parallel to the prices of the underlying securities. Rights are similar to warrants, but normally have a short duration and are distributed directly by the issuer to its shareholders. Rights and warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer. These investments carry the risk that they may be worthless to the Portfolio at the time it may exercise its rights, due to the fact that the underlying securities have a market value less than the exercise price. Warrants also include Low Exercise Price Call Warrants or other structured securities for the purpose of gaining exposure to stocks in difficult to access foreign local markets.

SECURITIES LOANS. For purposes of realizing additional income, the Portfolio may lend securities to broker-dealers or institutional investors approved by the Board of Trustees of the Trust. All securities loans will be made pursuant to agreement requiring the loans to be continuously secured by collateral in cash or high grade debt obligations at least equal at all times to the market value of the loaned securities. The borrower pays to the Portfolio an amount equal to any dividends or interest received on loaned securities. The Portfolio retains all or a portion of the interest received on investment of cash collected or receives a fee from the borrower.

The risk in lending portfolio securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral, or in the recovery of the securities or possible loss of rights in their collateral should the borrower fail financially.

DEFENSIVE INVESTMENTS


Under adverse market or economic conditions, the Portfolio could invest for temporary defensive purposes some or all of its assets in money market securities or utilize other investment strategies that may be inconsistent with the Portfolio's principal investment strategy. Temporary defensive instruments generally include U.S. government securities, bank time deposits denominated in the currency of any major nation, commercial paper and repurchase agreements. The Adviser may also invest in these types of securities or hold cash while looking for suitable investment opportunities or to maintain liquidity. Although the Portfolio would employ these measures only in seeking to avoid losses, they could reduce the benefit from an upswing in the market or prevent the Portfolio from meeting its investment objective.


PORTFOLIO TURNOVER

The Portfolio's Adviser will sell a security when it believes it is appropriate to do so, regardless of how long the Portfolio has owned that security. Buying and selling securities generally in-volves some expense to the Portfolio, such as commissions paid to brokers and other transaction costs. Generally speaking, the higher the Portfolio's annual portfolio turnover rate, the greater its brokerage costs. Increased brokerage costs may adversely affect the Portfolio's performance. Annual turnover rate of 100% or more is considered high and will result in increased costs to the Portfolio. The Portfolio generally intends to purchase securities for long-term investment and therefore will have a relatively low turnover rate.

DOWNGRADES IN FIXED INCOME DEBT SECURITIES

Unless required by applicable law, the Portfolio is not required to sell or dispose of any debt security that either loses its rating or has its rating reduced after the Portfolio purchases the security.

MANAGEMENT

The Trust's Board of Trustees is responsible for managing the business affairs of the Trust. The Trustees meet periodically to review the affairs of the Trust and to establish certain guidelines which the Manager and Adviser are expected to follow in implementing the investment policies and objectives of the Trust. The Trustees also review the management of the Portfolio's assets by the Adviser. Information about the Trustees and executive officers of the Trust is contained in the SAI.

THE MANAGER

Met Investors Advisory, LLC (the "Manager"), 5 Park Plaza, Suite 1900, Irvine,

California 92614, has overall responsibility for the general management and administration of the Portfolio. The Manager selects and pays the fees of the Adviser for the Portfolio and monitors the Adviser's investment program. The Manager is an affiliate of MetLife.


As compensation for its services to the Portfolio, the Manager receives monthly compensation at an annual rate of a percentage of the average daily net assets of the Portfolio as follows: 0.70% of first $200 million of such assets plus 0.65% of such assets over $200 million up to $500 million plus 0.625% of such assets over $500 million.

A discussion regarding the basis of the decision of the Trust's Board of Trustees to approve the Management Agreement with the Manager and the investment advisory agreement with the Adviser is available in the Portfolio's annual report.

THE ADVISER

Under the terms of the agreement between the Adviser and the Manager, the Adviser will develop a plan for investing the assets of the Portfolio, select the assets to be purchased and sold by the Portfolio, select the broker-dealer or broker-dealers through which the Portfolio will buy and sell its assets, and negotiate the payment of commissions, if any, to those broker-dealers. The Adviser follows the investment policies set by the Manager and the Board of Trustees for the Portfolio. Day-to-day management of the investments in the Portfolio is the responsibility of the Adviser's portfolio managers. The portfolio managers of the Portfolio are indicated below following a brief description of the Adviser. The SAI provides additional in-formation about each portfolio manager's compensation, other accounts managed and the person's ownership of securities in the Portfolio.

The Trust and the Manager have received an exemptive order from the Securities and Exchange Commission that permits the Manager, subject to certain conditions, and without the approval of shareholders to: (a) employ a new unaffiliated investment adviser for the Portfolio pursuant to the terms of a new investment advisory agreement, in each case either as a replacement for an existing Adviser or as an additional Adviser; (b) change the terms of any investment advisory agreement; and (c) continue the employment of an existing Adviser on the same advisory contract terms where a contract has been assigned because of a change in control of the Adviser. In such circumstances, shareholders would receive notice of such action, including the information concerning the new Adviser that normally is provided in a proxy statement.

The Manager pays the Adviser a fee based on the Portfolio's average daily net assets. The Portfolio is not responsible for the fees paid to the Adviser.


LORD, ABBETT & CO. LLC ("Lord Abbett"), 90 Hudson Street, Jersey City, New Jersey 07302, is the Adviser to the Portfolio. Founded in 1929, Lord Abbett manages one of the nation's oldest mutual fund complexes, with assets under management of approximately $110 billion in mutual funds and other advisory accounts as of December 31, 2007.


Lord Abbett uses a team of investment managers and analysts acting together to manage the Portfolio's investments. EDWARD K. VON DER LINDE heads the team and the other senior member of the team is HOWARD E. HANSEN. Messrs. von der Linde and Hansen are primarily and jointly responsible for the day-to-day management of the Portfolio. Mr. von der Linde is a partner and joined Lord Abbett in 1988. Mr. Hansen, Partner and Investment Manager, joined Lord Abbett in 1995.

DISTRIBUTION PLAN


The Portfolio has adopted for its Class B shares a plan pursuant to Rule 12b-1 under the 1940 Act (the "Plan") and pursuant to the Plan, entered into a Distribution Agreement with MetLife Investors Distribution Company, located at 5 Park Plaza, Suite 1900, Irvine, California, 92614. MetLife Investors Distribution Company is an affiliate of the Manager, and serves as principal underwriter for the Trust. The Plan permits the use of Trust assets to help finance the distribution of the shares of the Portfolio. Under the Plan, the Trust, on behalf of the Portfolio, is permitted to pay to various service providers up to 0.50% of the average daily net assets of the Portfolio allocated to Class B shares as payment for services rendered in connection with the distribution of the shares of the Portfolio. Currently, payments are limited to 0.25% of average net assets, which amount may be increased to the full Plan amount by the Trustees of the Trust without shareholder approval. Because these fees are paid out of Trust assets on an on-going basis, over time these costs will increase the cost of your investment and may cost you more than other types of sales charges.

YOUR INVESTMENT

SHAREHOLDER INFORMATION

The separate accounts of MetLife are the record owners of the Portfolio's shares. Any reference to the shareholder in this Prospectus technically refers to those separate accounts and not to you, the Contract owner. The legal rights of you, the Contract owner, are different from the legal rights of the record owner.

However, MetLife is required to solicit instructions from Contract owners when voting on shareholder issues. Any voting by MetLife as shareholder would therefore reflect the actual votes of Contract owners. Neither the Securities and Exchange Commission nor MetLife requires any specific minimum percentage of Contract owners to vote in order for MetLife to echo vote the remaining unvoted votes. MetLife seeks to obtain a reasonable level of turnout given the particular voting trend. MetLife may use various methods of encouraging Contract owners to vote, including additional solicitations. The practice of echo voting means that a minority of Contract owners may, in practice, determine whether an item passes or fails. Please see "Voting Rights" in the prospectus for the Contracts for more information on your voting rights.

DISCLOSURE OF PORTFOLIO HOLDINGS


Shares of the Trust are offered only to separate accounts of the Insurance Companies. The following information is generally made available on one or more of the Insurance Company websites (including www.metlifeinvestors.com): (i) the ten largest portfolio holdings of the Portfolio; (ii) unless the Adviser has objected, the percentage of the Portfolio's net assets that each of the portfolio holdings represents; and (iii) the percentage of the Portfolio's net assets that these holdings represent in the aggregate. Unless the Adviser has objected, this information is posted on the website as early as on or about the tenth business day following the calendar quarter and no later than on or about the first business day of the second month following the calendar quarter. The Trust may exclude any portion of these holdings from the posting when deemed in the best interest of the Trust. These postings generally remain until replaced by new postings as described above. For these purposes, the Portfolio's ten largest portfolio holdings are not considered to include swaps, futures, or forward currency transactions or transactions transmitted to the Trust's custodian after certain established cut-off times.


A description of the Portfolio's policies and procedures with respect to the disclosure of the Portfolio's portfolio securities is available in the SAI.

DIVIDENDS, DISTRIBUTIONS AND TAXES

DIVIDENDS AND DISTRIBUTIONS

The Portfolio intends to distribute substantially all of its net investment income, if any. The Portfolio distributes its dividends from its net investment income to MetLife's separate accounts at least once a year and not to you, the Contract owner. These distributions are in the form of additional shares and not cash. The result is that the Portfolio's investment performance, including the effect of dividends, is reflected in the cash value of the Contracts. Please see the Contract prospectus for more information.

All net realized long- or short-term capital gains of the Portfolio are also declared once a year and reinvested in the Portfolio.

TAXES

Please see the Contract prospectus for a discussion of the tax impact on you resulting from the income taxes the separate accounts owe as a result of their ownership of the Portfolio's shares and their receipt of dividends and capital gains.

The Portfolio expects to qualify and to continue to qualify as a regulated investment company under Subchapter M of the Code. As qualified, the Portfolio is not subject to federal income tax on that part of its taxable income that it distributes to you. Taxable income consists generally of net investment income, and any capital gains. It is the Portfolio's intention to distribute all such income and gains.

Shares of the Portfolio are currently offered only to the separate accounts of MetLife. Separate accounts are insurance company separate accounts that fund life insurance policies and annuity contracts. Under the Code, an insurance company pays no tax with respect to income of a qualifying separate account when the income is properly allocable to the value of eligible variable annuity or variable life insurance contracts. For a discussion of the taxation of life insurance companies and the separate accounts, as well as the tax treatment of the policies and annuity contracts and the holders thereof, see the discussion of federal income tax considerations included in the prospectus for the Contracts.

Section 817(h) of the Code and the regulations thereunder impose "diversification" requirements on the assets underlying a Contract. The Portfolio intends to maintain diversification which will allow each Contract to satisfy these requirements. These requirements are in addition to the diversification requirements imposed on the Portfolio by Subchapter M and the 1940 Act. Technically, the section 817(h) requirements provide that, with limited exceptions, as of the end of each calendar quarter or within thirty days thereafter no more than 55% of the assets underlying a Contract may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments, and no more than 90% by any four investments. For this purpose, an investment in the Portfolio is treated not as a single investment but as an investment in each asset owned by the Portfolio, so long as shares of the Portfolio are owned only by separate accounts of insurance companies, by qualified pension and retirement plans, and by a limited class of other investors. The Portfolio is and will be so owned. Thus so long as the Portfolio meets the section 817(h) diversification tests, each Contract will also meet those tests. See the prospectus for the Contracts.

The foregoing is only a summary of some of the important federal income tax considerations generally affecting the Portfolio and you; see the SAI for a more detailed discussion. You are urged to consult your tax advisers.

REPORT TO POLICYHOLDERS

The fiscal year of the Portfolio ends on December 31 of each year. The Trust will send to you, at least semi-annually, reports which show the Portfolio's composition and other information. An annual report, with audited information, will be sent to you each year.

SALES AND PURCHASES OF SHARES


The Trust does not sell its shares directly to the public. The Trust continuously sells Class A and Class B shares of the Portfolio only to the separate accounts of MetLife to fund Contracts. The Trust could also offer shares to other separate accounts of other insurers if approved by the Board of Trustees.


PURCHASE AND REDEMPTION OF SHARES

MetLife Investors Distribution Company is the principal underwriter and distributor of the Trust's shares. MetLife Investors Distribution Company places orders for the purchase or redemption of shares of the Portfolio based on, among other things, the amount of net Contract premiums or purchase payments transferred to the separate accounts, transfers to or from a separate account investment division and benefit payments to be effected on a given date pursuant to the terms of the Contract. Such orders are effected, without sales charge, at the net asset value per share for the Portfolio determined on that same date. The Trust reserves the right to reject or limit all or part of any purchase or exchange order for any reason.

The Portfolio is available as an investment option under a number of different variable insurance products, many of which do not limit the number of transfers among the available underlying funds. A large number of transfers could raise transaction costs for the Portfolio and could require the Adviser to maintain increased cash reserves, which could harm performance in rising markets.


Shares of the Portfolio are sold and redeemed at their net asset value without the imposition of any sales commission or redemption charge. Class A shares are not subject to a Rule 12b-1 fee. Class B shares are subject to a Rule 12b-1 fee of 0.25% of average daily net assets. (However, certain sales or other charges may apply to the Contract, as described in the Contract prospectus.) Under certain circumstances, redemption proceeds may be paid in securities or other property rather than in cash if the Manager determines it is in the best interests of the Trust.


MARKET TIMING

The Trust's Board of Trustees has adopted certain procedures, described below, to discourage certain types of trading in Portfolio shares that may be harmful to long-term investors, specifically (i) trading that is designed to exploit pricing inefficiencies and thereby dilute the returns of long-term investors; or (ii) frequent trading by an investor that generates sufficiently volatile cash flows to be disruptive to a portfolio manager's ability to manage the Portfolio's assets ((i) or (ii), "market timing"). The Trust is not intended for investment by market timers. The Trust does not knowingly accommodate market timing in the Portfolio and, to the Trust's knowledge, there are no arrangements currently in place that are designed to permit any contract owner to engage in market timing. As discussed above, the Trust reserves the right to reject or limit all or part of any purchase or exchange order for any reason.


The Trust requires that the insurance company separate accounts that invest in the Portfolios have in place policies and procedures reasonably designed to detect and deter market timing in the separate accounts by contract owners. In addition, the Manager monitors cashflows of certain Portfolios identified as presenting pricing inefficiencies that could potentially be exploited by market timers, and, with respect to each Portfolio, conducts certain tests to help detect cash outflows or cashflow volatility that may be disruptive to a portfolio manager's ability to manage the Portfolio. If, based on such monitoring, the Manager believes (i) that a Portfolio's cash flows may reflect a pattern of market timing or (ii) that a Portfolio's cash flows may reflect frequent trading that is disruptive to the management of the Portfolio and it is appropriate given the context of the cash flow volatility (e.g., type of Portfolio, amount of assets), the Manager will refer the matter to the appropriate insurance company or companies.

Further, in accordance with Rule 22c-2 under the 1940 Act, the Trust has contracted with insurance separate accounts to enable it to request and receive information regarding transactions in the shares of the Trust's Portfolios and limit transactions that violate the Trust's policies on market timing.


If the Trust finds that any insurance company has in place inadequate policies and procedures, with respect to a particular separate account, to detect and deter market timing in Portfolio shares and there is evidence of market timing in that separate account, the Trust or any of its Portfolios may be discontinued as an investment option of that separate account. In such an event, all contract owners of such separate account would no longer be able to make new investments in the Trust or any of its Portfolios. The Trust reserves the right to modify this policy, including any procedures established from time to time to effectuate this policy, at any time without notice.

LIMITATIONS ON THE TRUST'S ABILITY TO DETECT AND DETER MARKET TIMING

The Portfolio is available as an investment option under a number of different variable insurance products. Owners of these variable insurance products transfer value among sub-accounts of the insurance company separate accounts by contacting the insurance companies. The resulting purchases and redemptions of Portfolio shares are made through omnibus accounts of the insurance companies. The right of an owner of such a variable insurance product to transfer among sub-accounts is governed by a contract between the insurance company and such owner. Many of these contracts do not limit the number of transfers among the available underlying funds that a contract owner may make. The terms of these contracts, the presence of financial intermediaries (including the insurance companies) between the Trust and contract owners, the utilization of omnibus accounts by these intermediaries and other factors such as state insurance laws may limit the Trust's ability to detect and deter market timing. Multiple tiers of such financial intermediaries may further compound the Trust's difficulty in detecting and deterring such market timing activities.

RISKS ASSOCIATED WITH MARKET TIMING GENERALLY

While the Trust will try to detect and deter market timing by utilizing the procedures described above, these procedures may not be successful in identifying or deterring market timing. By realizing profits through short-term trading, contract owners that engage in market timing activities may dilute the value of shares held by long-term investors. Cashflow volatility resulting from frequent trading of Portfolio shares, especially involving large dollar amounts, may disrupt a portfolio manager's ability to manage the Portfolio's assets. Frequent trading may be disruptive if it makes it difficult for the Portfolio to implement its long-term investment strategies, for example by causing the Portfolio to maintain a higher level of its assets in cash to accommodate such frequent trading. Frequent trading may also be disruptive if it forces the Portfolio to sell portfolio securities at inopportune times to raise cash to accommodate such trading activity. In addition, frequent trading may cause the Portfolio to incur increased expenses. For example, as a result of such frequent trading, the Portfolio may be forced to liquidate investments and thereby incur increased brokerage costs. All of these factors may adversely affect Portfolio performance.

Associated with an investment in the Portfolio that itself invests in securities that are, for example, thinly traded, traded infrequently, or relatively less liquid is the risk that the current market price for the securities may not accurately reflect current market values. A market timer may seek to engage in strategies designed to take advantage of these pricing differences ("price arbitrage") and thereby dilute the returns of long-term investors. Portfolios that may be adversely affected by price arbitrage include those Portfolios that significantly invest in small cap equity securities and in certain fixed-income securities, such as high yield bonds.

A Portfolio that invests significantly in foreign securities may be particularly susceptible to strategies designed to exploit pricing inefficiencies. This is because foreign securities are typically traded on markets that close well before the time the Portfolio calculates its net asset value (typically at 4:00 p.m. Eastern Time), which gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities. The time zone differences among international stock markets can allow a market timer engaging in certain strategies to exploit differences in Portfolio share prices that are based on closing prices of foreign securities established some time before the Portfolio calculates its own share price (a type of price arbitrage referred to as "time zone arbitrage"). As discussed more fully below, the Trust has procedures, referred to as fair value pricing, that allow the Trust to adjust closing market prices of foreign securities to reflect what is believed to be the fair value of those securities at the time the Portfolio calculates its net asset value. While there is no assurance, the Portfolio expects that the use of fair value pricing will reduce a market timer's ability to engage in time zone arbitrage to the detriment of Portfolio shareholders.

VALUATION OF SHARES


The Portfolio's net asset value ("NAV") per share is ordinarily determined once daily, as of the close of the regular session of business on the New York Stock Exchange (NYSE) (usually at 4:00 p.m., Eastern Time), on each day the NYSE is open. To the extent that the Portfolio's assets are traded in other markets when the NYSE is closed, the value of the Portfolio's assets may be effected on days when the Trust is not open for business. In addition, trading in some of the Portfolio's assets may not occur when the Trust is open for business.

NAV of a Portfolio share is computed by dividing the value of the net assets of the Portfolio by the total number of shares outstanding in the Portfolio. Share prices for any transaction are those next calculated after receipt of an order.


Except for money market instruments maturing in 60 days or less and foreign securities as discussed below, securities held by the Portfolio are valued at market value. If market values are not readily available, or if available market quotations are not reliable, securities are priced at their fair value as determined by the Valuation Committee of the Trust's Board of Trustees using procedures approved by the Board of Trustees. The Portfolio may use fair value pricing if the value of a security has been materially affected by events occurring before the Portfolio's calculation of NAV but after the close of the primary markets on which the security is traded. The Portfolio may also use fair value pricing if reliable market quotations are unavailable due to infrequent trading or if trading in a particular security was halted during the day and did not resume prior to the Portfolio's calculation of NAV. The use of fair value pricing has the effect of valuing a security based upon the price the Portfolio might reasonably expect to receive if it sold that security but does not guarantee that the security can be sold at the fair value price. Further, because of the inherent uncertainty of fair valuation, a fair valuation price may differ significantly from the value that would have been used had a ready market for the investment existed, and these differences could be material. With respect to any portion of the Portfolio's assets that is invested in other open-end investment companies, that portion of the Portfolio's NAV is calculated based on the NAV of that investment company. The prospectus for the other investment company explains the circumstances and effects of fair value pricing for that investment company.

The Portfolio has retained a third party pricing service to automatically fair value each of its investments that is traded principally on a foreign exchange or market, subject to adjustment by the Trust's Valuation Committee. The Valuation Committee will regularly monitor and review the services provided by the pricing service to the Portfolio and periodically report to the Board on the pricing services' performance.

Money market instruments maturing in 60 days or less are valued on the amortized cost basis.

FINANCIAL HIGHLIGHTS


The following financial highlights table is intended to help you understand the Portfolio's Class A and Class B shares financial performance for the past 5 years. Certain information reflects financial results for a single Portfolio share. Total return in the table shows how much an investment in the Portfolio would have increased (or decreased) during each period (assuming reinvestment of all dividends and distributions). This information has been audited by

Deloitte & Touche LLP, whose report is included in the Annual Report of the Portfolio, which is available upon request.


  LORD ABBETT MID CAP VALUE PORTFOLIO



                                                                FOR THE YEARS ENDED DECEMBER 31,
                                                             ---------------------------------------
CLASS A                                                      2007(A) 2006(A) 2005(A) 2004(A) 2003(A)
----------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                         $22.79  $22.47  $21.64  $17.80  $14.41
                                                             ------  ------  ------  ------  ------
INCOME FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                          0.16    0.17    0.19    0.17    0.15
NET REALIZED AND UNREALIZED GAINS                              0.33    2.44    1.60    4.25    3.62
                                                             ------  ------  ------  ------  ------
TOTAL FROM INVESTMENT OPERATIONS                               0.49    2.61    1.79    4.42    3.77
                                                             ------  ------  ------  ------  ------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                         (0.24)  (0.17)  (0.13)  (0.10)  (0.11)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS                (3.34)  (2.12)  (0.83)  (0.48)  (0.27)
                                                             ------  ------  ------  ------  ------
TOTAL DISTRIBUTIONS                                          (3.58)  (2.29)  (0.96)  (0.58)  (0.38)
                                                             ------  ------  ------  ------  ------
NET ASSET VALUE, END OF PERIOD                               $19.70  $22.79  $22.47  $21.64  $17.80
                                                             ------  ------  ------  ------  ------
TOTAL RETURN                                                  0.90%  12.49%   8.28%  24.82%  26.15%
                                                             ------  ------  ------  ------  ------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                       $77.1   $96.8  $113.3  $125.1   $90.8
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES**                                                    0.73%   0.77%   0.76%   0.78%   0.83%
NET INVESTMENT INCOME                                         0.74%   0.80%   0.86%   0.86%   0.98%
PORTFOLIO TURNOVER RATE                                       38.4%   27.8%   26.2%   19.7%   18.8%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS BEFORE
REIMBURSEMENT BY THE MANAGER AND BROKER REBATES:             0.75%*   0.78%   0.76%     N/A  0.82%*

--------------------------------------------------------------------------------
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.

** Prior to 05/01/2003, broker rebates were excluded from the calculation of the expense limitation.

N/A Not applicable
(a) Net investment income per share calculated using average shares outstanding.

                                          LORD ABBETT MID CAP VALUE PORTFOLIO



                                                                FOR THE YEARS ENDED DECEMBER 31,
                                                             ---------------------------------------
CLASS B                                                      2007(A) 2006(A) 2005(A) 2004(A) 2003(A)
----------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                         $22.56  $22.28  $21.48  $17.70  $14.35
                                                             ------  ------  ------  ------  ------
INCOME FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                          0.11    0.12    0.14    0.12    0.11
NET REALIZED AND UNREALIZED GAINS                              0.31    2.40    1.59    4.22    3.60
                                                             ------  ------  ------  ------  ------
TOTAL FROM INVESTMENT OPERATIONS                               0.42    2.52    1.73    4.34    3.71
                                                             ------  ------  ------  ------  ------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                         (0.16)  (0.12)  (0.10)  (0.08)  (0.09)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS                (3.34)  (2.12)  (0.83)  (0.48)  (0.27)
                                                             ------  ------  ------  ------  ------
TOTAL DISTRIBUTIONS                                          (3.50)  (2.24)  (0.93)  (0.56)  (0.36)
                                                             ------  ------  ------  ------  ------
NET ASSET VALUE, END OF PERIOD                               $19.48  $22.56  $22.28  $21.48  $17.70
                                                             ------  ------  ------  ------  ------
TOTAL RETURN                                                  0.60%  12.18%   8.05%  24.50%  25.87%
                                                             ------  ------  ------  ------  ------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                      $422.8  $266.4  $229.0  $179.1  $100.0
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES**                                                    0.98%   1.02%   1.01%   1.03%   1.08%
NET INVESTMENT INCOME                                         0.53%   0.56%   0.62%   0.60%   0.73%
PORTFOLIO TURNOVER RATE                                       38.4%   27.8%   26.2%   19.7%   18.8%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS BEFORE
REIMBURSEMENT BY THE MANAGER AND BROKER REBATES:             1.01%*   1.03%   1.02%     N/A  1.06%*

--------------------------------------------------------------------------------
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.

** Prior to 05/01/2003, broker rebates were excluded from the calculation of the expense limitation.

N/A Not applicable
(a) Net investment income per share calculated using average shares outstanding.

FOR MORE INFORMATION

If you would like more information about the Portfolio, the following documents are available to you free upon request:

ANNUAL/SEMI-ANNUAL REPORTS

Contain additional information about the Portfolio's performance. In the Portfolio's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION ("SAI")

Provides a fuller technical and legal description of the Portfolio's policies, investment restrictions, and business structure. The SAI is legally considered to be a part of this Prospectus.

IF YOU WOULD LIKE A COPY OF THE CURRENT VERSIONS OF THESE DOCUMENTS, OR OTHER INFORMATION ABOUT THE PORTFOLIO, CONTACT:

                          MET INVESTORS SERIES TRUST
                           5 PARK PLAZA, SUITE 1900
                           IRVINE, CALIFORNIA 92614

                                1-800-848-3854

Free copies of the SAI and Annual and Semi-Annual Reports are available at the following website: www.metlifeinvestors.com

Information about the Portfolio, including the Annual and Semi-annual Reports and SAI, may also be obtained from the Securities and Exchange Commission ("SEC"):

[_] IN PERSONReview and copy documents in the SEC's Public Reference Room in
             Washington, D.C. (for information call 202-551-8090).

[_] ON LINE  Retrieve information from the EDGAR database on the SEC's web site at: http://www.sec.gov.

[_] BY MAIL  Request documents, upon payment of a duplicating fee, by writing to SEC, Public Reference Section, Washington, D.C. 20549 or by e-mailing the SEC at publicinfo@sec.gov.

                             SEC FILE # 811-10183

                                 MET INVESTORS
                            S E R I E S   T R U S T



                    Met/AIM Capital Appreciation Portfolio

                          Class A and Class E Shares

                                __PROSPECTUS__


                                APRIL 28, 2008




Like all securities, these securities have not been approved or disapproved by the Securities and Exchange Commission, nor has the Securities and
       Exchange Commission passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

                           ____TABLE OF CONTENTS____


                                                           PAGE

             INTRODUCTION                                   3
                Understanding the Trust                     3
                Understanding the Portfolio                 3

             THE PORTFOLIO                                  4

               INVESTMENT SUMMARY                           4
                Met/AIM Capital Appreciation Portfolio      5

               ADDITIONAL INVESTMENT STRATEGIES             10
               MANAGEMENT                                   17
                The Manager                                 17
                The Adviser                                 17
                Distribution Plan                           19

             YOUR INVESTMENT                                19
                Shareholder Information                     19
                Dividends, Distributions and Taxes          20
                Sales and Purchases of Shares               21

             FINANCIAL HIGHLIGHTS                           25

             FOR MORE INFORMATION                       Back Cover

INTRODUCTION

UNDERSTANDING THE TRUST


Met Investors Series Trust (the "Trust") is an open-end management investment company that offers a selection of fifty-two managed investment portfolios or mutual funds. Only one of these portfolios is offered through this Prospectus (the "Portfolio"). Please see the Investment Summary section of this Prospectus for specific information on the Portfolio.


  INVESTING THROUGH A VARIABLE INSURANCE CONTRACT

  Class A and Class E shares of the Portfolio are currently only sold to separate accounts of Metropolitan Life Insurance Company and certain of its affiliates (collectively, "MetLife" or the "Insurance Companies") to fund the benefits under certain individual flexible premium variable life insurance policies and individual and group variable annuity contracts (collectively, "Contracts"). As a Contract owner, your premium payments are allocated to the Portfolio in accordance with your Contract.

  A particular class of the Portfolio may not be available under the Contract you have chosen. The prospectus for the Contracts shows the classes available to you. Please read this Prospectus carefully. It provides information to assist you in your decision. If you would like additional information about the Portfolio, please request a copy of the Statement of Additional Information ("SAI"). For details about how to obtain a copy of the SAI and other reports and information, see the back cover of this Prospectus. The SAI is incorporated by reference into this Prospectus.

  The Portfolio's name and investment objective are very similar to a certain publicly available mutual fund that is managed by the same investment adviser. The Portfolio in this Prospectus is not that publicly available mutual fund and will not have the same performance. Different performance will result from such factors as different implementation of investment policies, different investment restrictions, different cash flows into and out of the Portfolio, different fees and expenses, and different asset sizes.

UNDERSTANDING THE PORTFOLIO

After this Introduction you will find an Investment Summary for the Portfolio. The Investment Summary presents important facts about the Portfolio, including information about its investment objective, principal investment strategy, primary risks, fees and expenses and past performance.


 PLEASE SEE THE CONTRACT PROSPECTUS FOR A DETAILED EXPLANATION OF YOUR CONTRACT.

                                 THE PORTFOLIO


 THE PORTFOLIO IN THIS PROSPECTUS IS A MUTUAL FUND: A POOLED INVESTMENT THAT IS PROFESSIONALLY MANAGED AND THAT GIVES YOU THE OPPORTUNITY TO PARTICIPATE IN FINANCIAL MARKETS. THE PORTFOLIO STRIVES TO REACH ITS STATED INVESTMENT OBJECTIVE, WHICH CAN BE CHANGED WITHOUT SHAREHOLDER APPROVAL. AS WITH ALL MUTUAL FUNDS, THERE IS NO GUARANTEE THAT THE PORTFOLIO WILL ACHIEVE ITS INVESTMENT OBJECTIVE.


 THE PORTFOLIO'S ADVISER MAY SELL A PORTFOLIO SECURITY WHEN THE VALUE OF THE INVESTMENT REACHES OR EXCEEDS ITS ESTIMATED FAIR VALUE, TO TAKE ADVANTAGE OF MORE ATTRACTIVE INVESTMENT OPPORTUNITIES, WHEN THE ISSUER'S INVESTMENT FUNDAMENTALS BEGIN TO DETERIORATE, WHEN THE PORTFOLIO MUST MEET REDEMPTIONS, OR FOR OTHER INVESTMENT REASONS.


INVESTMENT SUMMARY

The Portfolio summary discusses the following:

    INVESTMENT OBJECTIVE
    What is the Portfolio's investment goal?

    PRINCIPAL INVESTMENT STRATEGY
    How does the Portfolio attempt to achieve its investment goal? What types of investments does it contain? What style of investing and investment philosophy does it follow?

    PRIMARY RISKS
    What are the specific risks of investing in the Portfolio?

    PAST PERFORMANCE
    How well has the Portfolio performed over time?

    FEES AND EXPENSES
    What is the cost of investing in the Portfolio?

In addition to its principal investment strategy, the Portfolio may invest in various types of securities and engage in various investment techniques and practices which are not the principal focus of the Portfolio and therefore are not described in the Investment Summary section of the Prospectus. These other securities and investment techniques and practices in which the Portfolio may engage, together with their risks, are briefly discussed in "Additional Investment Strategies" in this Prospectus.

The SAI provides more detailed information regarding the various types of securities that the Portfolio may purchase and certain investment techniques and practices of its Adviser.

The Contracts may be sold by banks. AN INVESTMENT IN THE PORTFOLIO THROUGH A CONTRACT IS NOT A DEPOSIT OR OBLIGATION OF, OR GUARANTEED BY, ANY BANK, AND IS NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY OF THE U.S. GOVERNMENT.

                    MET/AIM CAPITAL APPRECIATION PORTFOLIO

INVESTMENT OBJECTIVE:

Capital appreciation.

PRINCIPAL INVESTMENT STRATEGY:

The Portfolio invests principally in common stocks of domestic and foreign companies the Adviser believes are likely to benefit from new or innovative products, services or processes, as well as those that have experienced above-average, long-term growth in earnings and have excellent prospects for future growth. The Portfolio will not invest more than 25% of its total assets in foreign securities.

The Adviser is not constrained to any particular investment style. The Portfolio may tend to buy "growth" stocks or "value" stocks. In selecting companies for investment, the Adviser looks for companies with increasing market share, experienced and effective management and competitive advantage. The Portfolio may invest in small, relatively new or unseasoned companies. The Portfolio may also purchase call options, which are derivatives, but not for speculative purposes, and write covered call options on no more than 20% of the value of its net assets.

PRIMARY RISKS:

The value of your investment in the Portfolio may be affected by one or more of the following risks, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate. Please note that there are many other circumstances that could adversely affect your investment and prevent the Portfolio from reaching its objective, which are not described here.


MARKET RISK. The Portfolio's share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including disappointing corporate earnings, adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or a company may deteriorate. In addition, an assessment by the Portfolio's Adviser of particular companies may prove incorrect, resulting in losses or poor performance by those holdings, even in a rising market. The Portfolio could also miss attractive investment opportunities if its Adviser underweights markets or industries where there are significant returns, and could lose value if the Adviser overweights markets or industries where there are significant declines.


MARKET CAPITALIZATION RISK. Stocks fall into three broad market capitalization categories--large, medium and small. Investing primarily in one category carries the risk that due to current market conditions that category may be out of favor. If valuations of large capitalization companies appear to be greatly out of proportion to the valuations of small or medium capitalization companies, investors may migrate to the stocks of small and mid-sized companies causing a Portfolio that invests in these companies to increase in value more rapidly than a Portfolio that invests in larger, fully-valued companies. Larger more established companies may also be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion. Investing in medium and small capitalization companies may be subject to special risks associated with narrower product lines, more limited financial resources, smaller management groups, and a more limited trading market for their stocks as compared with larger companies. Securities of smaller capitalization issuers may therefore be subject to greater price volatility and may decline more significantly in market downturns than securities of larger companies. In some cases, these companies may be relatively new issuers (i.e., those having continuous operation histories of less than three years) which carries other risks in addition to the risks of other medium and small capitalization companies. New issuers may be more speculative because such companies are relatively unseasoned. These companies will often be involved in the development or marketing of a new product with no established market, which could lead to significant losses.

INVESTMENT STYLE RISK. Different investment styles tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. The Portfolio may outperform or underperform other funds that employ a different investment style. The Portfolio may also employ a combination of styles that impact its risk characteristics. Examples of different investment styles include growth and value investing. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's growth of earnings potential. Also, since growth companies usually invest a high portion of earnings in their business, growth stocks may lack the dividends of some value stocks that can cushion stock prices in a falling market. Growth oriented funds will typically underperform when value investing is in favor. Value stocks are those which are undervalued in comparison to their peers due to adverse business developments or other factors. Value investing carries the risk that the market will not recognize a security's inherent value for a long time, or that a stock judged to be undervalued may actually be appropriately priced or overvalued. Value oriented funds will typically underperform when growth investing is in favor.

FOREIGN INVESTMENT RISK. Investments in foreign securities involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject:

  . These risks may include the seizure by the government of company assets, excessive taxation, withholding taxes on dividends and interest, limitations on the use or transfer of portfolio assets, and political or social instability.

  . Enforcing legal rights may be difficult, costly and slow in foreign countries, and there may be special problems enforcing claims against foreign governments.

  . Foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there may be less public information about their operations.

  .  Foreign markets may be less liquid and more volatile than U.S. markets.

  . Foreign securities often trade in currencies other than the U.S. dollar, and the Portfolio may directly hold foreign currencies and purchase and sell foreign currencies. Changes in currency exchange rates will affect the Portfolio's net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of foreign securities.

    An increase in the strength of the U.S. dollar relative to these other currencies may cause the value of the Portfolio to decline. Certain foreign currencies may be particularly volatile, and foreign governments may intervene in the currency markets, causing a decline in value or liquidity of the Portfolio's foreign currency or securities holdings.

  . Costs of buying, selling and holding foreign securities, including brokerage, tax and custody costs, may be higher than those involved in domestic transactions.

DERIVATIVES RISK. The Portfolio's investments in derivatives can significantly increase the Portfolio's exposure to market risk or credit risk of the counterparty. Derivatives also involve the risk of mispricing or improper valuation and the risks that changes in the value of the derivative may not correlate perfectly with relevant assets, rates and indices.

PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.


The performance shown below is the performance of the Portfolio's Class A shares, the Portfolio's oldest Class. The historical performance shown for the Portfolio's Class A shares is the performance of the Portfolio's predecessor funds managed by the Adviser using the same investment objective and strategy as the Portfolio. On July 1, 2005, substantially all of the assets of the AIM Capital Appreciation Portfolio of Travelers Series Fund, Inc. were transferred to the AIM Capital Appreciation Portfolio, a series of The Travelers Series Trust. The assets of the AIM Capital Appreciation Portfolio of The Travelers Series Trust were transferred to the Portfolio on May 1, 2006. The performance shown below for the Portfolio's Class A shares prior to May 1, 2006 is the historical performance of the AIM Capital Appreciation Portfolio of The Travelers Series Trust (from July 1, 2005 through April 30, 2006) and of the AIM Capital Appreciation Portfolio of Travelers Series Fund, Inc. (from January 1, 1996 through June 30, 2005).

 PORTFOLIO MANAGEMENT:


..  Invesco Aim Capital Management, Inc. see page 18

..  For financial highlights see page 25



The bar chart below shows you the performance of the Portfolio's Class A shares for the last ten calendar years and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart.



Year-by-Year Total Return as of 12/31 of Each Year

                                    [CHART]

  98      99      00      01      02      03      04      05      06      07
------  ------  ------  ------  ------  ------  ------  ------  ------  ------
17.21% 42.96%  -10.40%  -23.76% -23.87%  29.31%  6.50%  8.73%   6.88%   11.92%

High Quarter: 4th-1999  +35.92%
Low Quarter:  3rd-2001  -23.04%


The table below compares the Portfolio's Class A and Class E shares' average annual compounded total returns for the 1-, 5- and 10-year periods and since inception through 12/31/07, as applicable, with the S&P 500 Index and with the Russell 1000 Growth Index. The S&P 500 Index is a widely recognized unmanaged index that measures the stock performance of 500 large- and medium-sized companies and is often used to indicate the performance of the overall stock market. The Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.



      Average Annual Total Return as of 12/31/07
-------------------------------------------------------
                                      Since   Inception
              1 Year 5 Year 10 Year Inception   Date
------------- ------ ------ ------- --------- ---------
Class A       11.92% 12.36%  4.55%      --          --
Class E          --     --     --     4.21%    4/28/07
S&P 500 Index  5.49% 12.83%  5.91%      --
Russell 1000
 Growth Index 11.81% 12.10%  3.83%      --


FEES AND EXPENSES:


The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2007 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE


Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)


                                          Class A Class E
----------------------------------------- ------- -------
---------------------------------------------------------
Management Fee*                            0.76%   0.76%
---------------------------------------------------------
12b-1 Fees                                 None    0.15%
---------------------------------------------------------
Other Expenses                             0.10%   0.10%
---------------------------------------------------------
Total Annual Portfolio Operating Expenses  0.86%   1.01%
---------------------------------------------------------



        * Met Investors Advisory, LLC (the "Manager") has agreed that any advisory fee waivers received from the Portfolio's Adviser commencing May 1, 2006 will be passed on to the Portfolio in the form of a voluntary fee waiver. For purposes of calculating the Adviser's fee, the assets of the Portfolio and the assets of the Met/AIM Small Cap Growth Portfolio of the Trust are aggregated. Including the voluntary fee waiver, the management fee for the year ended December 31, 2007 was 0.74%.


EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.


The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.


EXAMPLE OF PORTFOLIO EXPENSES

         Class A  Class E
--------------------------
1 Year   $     88 $    104
--------------------------
3 Years  $    275 $    323
--------------------------
5 Years  $    479 $    560
--------------------------
10 Years $  1,064 $  1,241
--------------------------

ADDITIONAL INVESTMENT STRATEGIES

In addition to the principal investment strategies discussed in the Portfolio's Investment Summary, the Portfolio may at times invest a portion of its assets in the investment strategies and may engage in certain investment techniques as described below. The SAI provides a more detailed discussion of certain of these and other securities and indicates if the Portfolio is subject to any limitations with respect to a particular investment strategy. These strategies and techniques may involve risks. (PLEASE NOTE THAT SOME OF THESE STRATEGIES MAY BE A PRINCIPAL INVESTMENT STRATEGY FOR THE PORTFOLIO AND CONSEQUENTLY ARE ALSO DESCRIBED IN THE PORTFOLIO'S INVESTMENT SUMMARY.) The Portfolio is not limited by this discussion and may invest in other types of securities not precluded by the policies discussed elsewhere in this Prospectus.

BRADY BONDS. Brady Bonds are collateralized or uncollateralized fixed income securities created through the exchange of existing commercial bank loans to public and private entities in certain emerging markets for new bonds in connection with debt restructurings. Brady Bonds have been issued only in the last decade and, accordingly do not have a long payment history. These securities are subject to credit risk and interest rate risk.

CONVERTIBLE SECURITIES. Convertible securities are preferred stocks or bonds that pay a fixed dividend or interest payment and are convertible into common stock at a specified price or conversion ratio.

Traditionally, convertible securities have paid dividends or interest rates higher than common stocks but lower than nonconvertible securities. They generally participate in the appreciation or depreciation of the underlying stock into which they are convertible, but to a lesser degree. These securities are also subject to market risk, interest rate risk and credit risk.

DEPOSITARY RECEIPTS. Depositary receipts are receipts for shares of a foreign-based corporation that entitle the holder to dividends and capital gains on the underlying security. Receipts include those issued by domestic banks (American Depositary Receipts), foreign banks (Global or European Depositary Receipts), and broker-dealers (depositary shares).

These instruments are subject to market risk and foreign investment risk.

DERIVATIVES. Derivatives are used to limit risk in the Portfolio or to enhance investment return, and have a return tied to a formula based upon an interest rate, index, price of a security, or other measurement. Derivatives include options, futures, forward contracts and related products.

Options are the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price.

Futures are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date.

Forward contracts are contracts to purchase or sell a specified amount of a financial instrument for an agreed upon price at a specified time.

Derivatives may be used to hedge against an opposite position that the Portfolio holds. Any loss generated by the derivatives should be offset by gains in the hedged investment. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains or result in losses or missed opportunities. In addition, derivatives that are used for hedging the Portfolio in specific securities may not fully offset the underlying positions. The counterparty to a derivatives contract also could default. Derivatives that involve leverage could magnify losses.

Derivatives may also be used to maintain the Portfolio's exposure to the market, manage cash flows or to attempt to increase income. Using derivatives for purposes other than hedging is speculative and involves greater risks. In many foreign countries, futures and options markets do not exist or are not sufficiently developed to be effectively used by a Portfolio that invests in foreign securities.

DOLLAR ROLL TRANSACTIONS.   Mortgage dollar rolls are transactions in which the
Portfolio sells securities for delivery in the current month and simultaneously contracts with the same counter-party to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date. During the roll period, the Portfolio loses the right to receive principal (including prepayments of principal) and interest paid on the securities sold. However, the Portfolio would benefit to the extent of any difference between the price received for the securities sold and the lower forward price for the future purchase (often referred to as the "drop") or fee income plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. Unless such benefits exceed the income, capital appreciation and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of the Portfolio compared with what such performance would have been without the use of mortgage dollar rolls. Accordingly, the benefits derived from the use of mortgage dollar rolls depend upon the Adviser's ability to manage mortgage prepayments. There is no assurance that mortgage dollar rolls can be successfully employed. All cash proceeds will be invested in instruments that are permissible investments for the Portfolio. The Portfolio will maintain until the settlement date the segregation, either on the records of the Adviser or with the Trust's custodian, of cash or other liquid securities in an amount equal to the forward purchase price.

FOREIGN CURRENCY TRANSACTIONS. Foreign currency transactions are entered into for the purpose of hedging against foreign exchange risk arising from the Portfolio's investment or anticipated investment in securities denominated in foreign currencies. The Portfolio also may enter into these contracts for purposes of increasing exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. Foreign currency transactions include the purchase of foreign currency on a spot (or cash) basis, contracts to purchase or sell foreign currencies at a future date (forward contracts), the purchase and sale of foreign currency futures contracts, and the purchase of exchange traded and over-the-counter call and put options on foreign currency futures contracts and on foreign currencies.

These hedging transactions do not eliminate fluctuations in the underlying prices of the securities which the Portfolio owns or intends to purchase or sell. They simply establish a rate of exchange which can be achieved at some future point in time.

Foreign currency exchange rates may fluctuate significantly over short periods of time. A forward foreign currency exchange contract reduces the Portfolio's exposure to changes in the value of the currency it will deliver and increases its exposure to changes in the value of the currency it will exchange into. Contracts to sell foreign currency will limit any potential gain which might be realized by the Portfolio if the value of the hedged currency increases. In the case of forward contracts entered into for the purpose of increasing return, the Portfolio may sustain losses which will reduce its gross income. Forward foreign currency exchange contracts also involve the risk that the party with which the Portfolio enters the contract may fail to perform its obligations to the Portfolio. The purchase and sale of foreign currency futures contracts and the purchase of call and put options on foreign currency futures contracts and on foreign currencies involve certain risks associated with derivatives.

FOREIGN DEBT SECURITIES. Foreign debt securities are issued by foreign corporations and governments. They may include Eurodollar obligations and Yankee bonds.

Foreign debt securities are subject to foreign investment risk, credit risk and interest rate risk. Securities in developing countries are also subject to the additional risks associated with emerging markets.

FOREIGN EQUITY SECURITIES. Foreign equity securities are subject to foreign investment risk in addition to the risks applicable to domestic equity securities, such as market risk.

FORWARD COMMITMENTS, WHEN-ISSUED AND DELAYED DELIVERY SECURITIES. Forward commitments, when-issued and delayed delivery securities generally involve the purchase of a security with payment and delivery at some time in the future--i.e., beyond normal settlement. The Portfolio does not earn interest on such securities until settlement and bears the risk of market value fluctuations in between the purchase and settlement dates. New issues of stocks and bonds, private placements and U.S. Government securities may be sold in this manner.

HYBRID INSTRUMENTS. Hybrid instruments are a form of a derivative and combine the elements of futures contracts or options with those of debt, preferred equity or a depositary instrument. They are often indexed to the price of a commodity, particular currency, or a domestic or foreign debt or equity security index. Examples of hybrid instruments include debt instruments with interest or principal payments or redemption terms determined by reference to the value of a currency or commodity or securities index at a future point in time or preferred stock with dividend rates determined by reference to the value of a currency.

Hybrids may bear interest or pay dividends at below market (or even relatively nominal) rates. Under certain conditions, the redemption value of the instrument could be zero. Hybrids can have volatile prices and limited liquidity and their use by the Portfolio may not be successful.

ILLIQUID AND RESTRICTED SECURITIES. The Portfolio may invest a portion of its assets in restricted and illiquid securities, which are investments that the Portfolio cannot easily resell within seven days at current value or that have contractual or legal restriction on resale. Restricted securities include those which are not registered under the Securities Act of 1933, as amended (the "1933 Act"), and are purchased directly from the issuer or in the secondary market (private placements).

If the Portfolio buys restricted or illiquid securities it may be unable to quickly resell them or may be able to sell them only at a price below current value or could have difficulty valuing these holdings precisely.

In recent years, however, a large institutional market has developed for certain securities that are not registered under the 1933 Act, including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

INTEREST RATE TRANSACTIONS. Interest rate transactions are hedging transactions such as interest rate swaps and the purchase or sale of interest rate caps and floors. They are used by the Portfolio in an attempt to protect the value of its investments from interest rate fluctuations. Interest rate swaps involve the exchange by the Portfolio with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate floor. The Adviser to the Portfolio enters into these transactions on behalf of the Portfolio primarily to preserve a return or spread on a particular investment or portion of its portfolio or to protect against any increase in the price of securities the Portfolio anticipates purchasing at a later date. The Portfolio will not sell interest rate caps or floors that it does not own.

There is the risk that the Adviser may incorrectly predict the direction of interest rates resulting in losses to the Portfolio.

INVESTMENT GRADE DEBT SECURITIES. Investment grade debt securities are securities rated in one of the four highest rating categories by S&P, Moody's or other nationally recognized rating agency. These securities are subject to interest rate risk and credit risk. Securities rated in the fourth investment category by a nationally recognized rating agency (e.g., BBB by S&P and Baa by Moody's) may have speculative characteristics.

INVESTMENTS IN OTHER INVESTMENT COMPANIES, INCLUDING PASSIVE FOREIGN INVESTMENT COMPANIES. When the Portfolio invests in another investment company, it must bear the management and other fees of the investment company, in addition to its own expenses. As a result, the Portfolio may be exposed to duplicate expenses which could lower its value. Investments in passive foreign investment companies also are subject to foreign investment risk.

Passive foreign investment companies are any foreign corporations which generate certain amounts of passive income or hold certain amounts of assets for the production of passive income. Passive income includes dividends, royalties, rent, and annuities.

MORTGAGE-BACKED SECURITIES, INCLUDING GNMA CERTIFICATES, MORTGAGE-BACKED BONDS AND STRIPPED MORTGAGE-BACKED SECURITIES. Mortgage-backed securities include securities backed by Ginnie Mae and Fannie Mae as well as by private issuers. These securities represent collections (pools) of commercial and residential mortgages. These securities are generally pass-through securities, which means that principal and interest payments on the underlying securities (less servicing fees) are passed through to shareholders on a pro rata basis.

These securities carry general fixed income security risks, such as credit risk and interest rate risk, as well as prepayment risk.

NON-MORTGAGE ASSET-BACKED SECURITIES. Non-mortgage asset-backed securities include equipment trust certificates and interests in pools of receivables, such as motor vehicle installment purchase obligations and credit card receivables. Such securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in the underlying pools of assets. This means that principal and interest payments on the underlying securities (less servicing fees) are passed through to shareholders on a pro rata basis.

The value of some asset-backed securities may be particularly sensitive to changes in prevailing interest rates, and like other fixed income investments, the ability of the Portfolio to successfully use these instruments may depend in part upon the ability of the Adviser to forecast interest rates and other economic factors correctly.

PIK (PAY-IN-KIND) DEBT SECURITIES AND ZERO-COUPON BONDS. PIK debt securities are debt obligations which provide that the issuer may, at its option, pay interest on such bonds in cash or in the form of additional debt obligations. Such investments benefit the issuer by mitigating its need for cash to meet debt service, but also require a higher rate of return to attract investors who are willing to defer receipt of such cash.

Zero-coupon bonds are bonds that provide for no current interest payment and are sold at a discount. These investments pay no interest in cash to its holder during its life and usually trade at a deep discount from their face or par value. These investments may experience greater volatility in market value due to changes in interest rates than debt obligations which make regular payments of interest. The Portfolio will accrue income on such investments for tax accounting purposes, as required, which is distributable to shareholders and which, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities to satisfy the Portfolio's distribution obligations.

These securities are subject to credit risk and interest rate risk.

PREFERRED STOCKS. Preferred stocks are equity securities that generally pay dividends at a specified rate and have preference over common stock in the payment of dividends and liquidation. Preferred stock generally does not carry voting rights.

Preferred stocks are subject to market risk. In addition, because preferred stocks pay fixed dividends, an increase in interest rates may cause the price of a preferred stock to fall.

REAL ESTATE INVESTMENT TRUSTS. Real estate investment trusts ("REITs") are entities which invest in commercial and other real estate properties. Risks associated with investments in securities of companies in the real estate industry include: decline in the value of real estate; risks related to general and local economic conditions; overbuilding and increased competition; increases in property taxes and operating expenses; changes in zoning laws; casualty or condemnation losses; variations in rental income; changes in neighborhood values; the appeal of properties to tenants; and increases in interest rates. In addition, equity REITs may be affected by changes in the values of the underlying property owned by the trusts, while mortgage REITs may be affected by the quality of credit extended. REITs are dependent upon management skills, may not be diversified and are subject to the risks of financing projects. Such REITs are also subject to heavy cash flow dependency, defaults by borrowers, self liquidation and the possibility of failing to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended (the "Code"), and to maintain exemption from the 1940 Act. In the event an issuer of debt securities collateralized by real estate defaults, it is conceivable that the REITs could end up holding the underlying real estate. The Portfolio, as a shareholder of a REIT, bears a portion of the REIT's annual operating expenses.


REPURCHASE AGREEMENTS. Repurchase agreements involve the purchase of a security by the Portfolio and a simultaneous agreement by the seller (generally a bank or dealer) to repurchase the security from the Portfolio at a specified date or upon demand. This technique offers a method of earning income on idle cash.

Repurchase agreements involve credit risk, i.e., the risk that the seller will fail to repurchase the security, as agreed. In that case, the Portfolio will bear the risk of market value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security.

REVERSE REPURCHASE AGREEMENTS. Reverse repurchase agreements involve the sale of a security by the Portfolio to another party (generally a bank or dealer) in return for cash and an agreement by the Portfolio to buy the security back at a specified price and time.

Reverse repurchase agreements will be used primarily to provide cash to satisfy unusually high redemption requests or for other temporary or emergency purposes. Reverse repurchase agreements are considered a form of borrowing by the Portfolio and, therefore, are a form of leverage. Leverage may cause any gains or losses of the Portfolio to be magnified.

RIGHTS AND WARRANTS. Warrants basically are options to purchase equity securities at specific prices valid for a specific period of time. Their prices do not necessarily move parallel to the prices of the underlying securities. Rights are similar to warrants, but normally have a short duration and are distributed directly by the issuer to its shareholders. Rights and warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer. These investments carry the risk that they may be worthless to the Portfolio at the time it may exercise its rights, due to the fact that the underlying securities have a market value less than the exercise price. Warrants also include Low Exercise Price Call Warrants or other structured securities for the purpose of gaining exposure to stocks in difficult to access foreign local markets.

SECURITIES LOANS. For purposes of realizing additional income, the Portfolio may lend securities to broker-dealers or institutional investors approved by the Board of Trustees of the Trust. All securities loans will be made pursuant to agreement requiring the loans to be continuously secured by collateral in cash or high grade debt obligations at least equal at all times to the market value of the loaned securities. The borrower pays to the Portfolio an amount equal to any dividends or interest received on loaned securities. The Portfolio retains all or a portion of the interest received on investment of cash collected or receives a fee from the borrower.

The risk in lending portfolio securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral, or in the recovery of the securities or possible loss of rights in their collateral should the borrower fail financially.

SHORT SALES. Short sales are sales of securities that the seller does not own. The seller must borrow the securities to make delivery to the buyer. A short sale may be uncollateralized or against-the-box. A short sale is "against-the-box" if at all times when the short position is open, the seller owns an equal amount of the securities sold short or securities convertible into, or exchanged without further consideration for, securities of the same issue as the securities sold short.

The price of securities purchased to replace borrowed securities sold short may be greater than proceeds received in the short sale resulting in a loss to the Portfolio.

U.S. GOVERNMENT SECURITIES. U.S. Government securities include direct obligations of the U.S. Government that are supported by its full faith and credit, like Treasury bills and GNMA certificates. Treasury bills have initial maturities of less than one year, Treasury notes have initial maturities of one to ten years and Treasury bonds may be issued with any maturity but generally have maturities of at least ten years. U.S. Government securities also include indirect obligations of the U.S. Government that are issued by federal agencies and government-sponsored entities, like bonds and notes issued by the Federal Home Loan Bank and Fannie Mae. Unlike Treasury securities, agency securities generally are not backed by the full faith and credit of the U.S. Government. Some agency securities are supported by the right of the issuer to borrow from the Treasury, others are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations and others are supported only by the credit of the sponsoring agency.

U.S. Government securities are subject to interest rate risk. Credit risk is remote.

DEFENSIVE INVESTMENTS


Under adverse market or economic conditions, the Portfolio could invest for temporary defensive purposes some or all of its assets in money market securities or utilize other investment strategies that may be inconsistent with the Portfolio's principal investment strategy. Temporary defensive instruments generally include U.S. government securities, bank time deposits denominated in the currency of any major nation, commercial paper and repurchase agreements. The Adviser may also invest in these types of securities or hold cash while looking for suitable investment opportunities or to maintain liquidity. Although the Portfolio would employ these measures only in seeking to avoid losses, they could reduce the benefit from an upswing in the market or prevent the Portfolio from meeting its investment objective.

PORTFOLIO TURNOVER

The Portfolio's Adviser will sell a security when it believes it is appropriate to do so, regardless of how long the Portfolio has owned that security. Buying and selling securities generally involves some expense to the Portfolio, such as commissions paid to brokers and other transaction costs. Generally speaking, the higher the Portfolio's annual portfolio turnover rate, the greater its brokerage costs. Increased brokerage costs may adversely affect the Portfolio's performance. Annual turnover rate of 100% or more is considered high. The Portfolio generally will have annual turnover rates of less than 100%.

DOWNGRADES IN FIXED INCOME DEBT SECURITIES

Unless required by applicable law, the Portfolio is not required to sell or dispose of any debt security that either loses its rating or has its rating reduced after the Portfolio purchases the security.

MANAGEMENT

The Trust's Board of Trustees is responsible for managing the business affairs of the Trust. The Trustees meet periodically to review the affairs of the Trust and to establish certain guidelines which the Manager and Adviser are expected to follow in implementing the investment policies and objectives of the Trust. The Trustees also review the management of the Portfolio's assets by the Adviser. Information about the Trustees and executive officers of the Trust is contained in the SAI.

THE MANAGER


Met Investors Advisory, LLC (the "Manager"), 5 Park Plaza, Suite 1900, Irvine, California 92614, has overall responsibility for the general management and administration of the Portfolio. The Manager selects and pays the fees of the Adviser for the Portfolio and monitors the Adviser's investment program. The Manager is an affiliate of MetLife.


As compensation for its services to the Portfolio, the Manager receives monthly compensation at an annual rate of a percentage of the average daily net assets of the Portfolio as follows: 0.80% of first $100 million of such assets plus 0.75% of such assets over $100 million up to $200 million plus 0.70% of such assets over $200 million up to $1 billion plus 0.65% of such assets over $1 billion.

A discussion regarding the basis of the decision of the Trust's Board of Trustees to approve the Management Agreement with the Manager and the investment advisory agreement with the Adviser will be available in the Portfolio's annual report.



THE ADVISER

Under the terms of the agreement between the Adviser and the Manager, the Adviser will develop a plan for investing the assets of the Portfolio, select the assets to be purchased and sold by the Portfolio, select the broker-dealer or broker-dealers through which the Portfolio will buy and sell its assets, and negotiate the payment of commissions, if any, to those broker-dealers. The Adviser follows the investment policies set by the Manager and the Board of Trustees for the Portfolio. Day-to-day management of the investments in the Portfolio is the responsibility of the Adviser's portfolio managers. The portfolio managers of the Portfolio are indicated below following a brief description of the Adviser. The SAI provides additional information about each portfolio manager's compensation, other accounts managed and the person's ownership of securities in the Portfolio.

The Trust and the Manager have received an exemptive order from the Securities and Exchange Commission that permits the Manager, subject to certain conditions, and without the approval of shareholders to: (a) employ a new unaffiliated investment adviser for the Portfolio pursuant to the terms of a new investment advisory agreement, in each case either as a replacement for an existing Adviser or as an additional Adviser; (b) change the terms of any investment advisory agreement; and (c) continue the employment of an existing Adviser on the same advisory contract terms where a contract has been assigned because of a change in control of the Adviser. In such circumstances, shareholders would receive notice of such action, including the information concerning the new Adviser that normally is provided in a proxy statement.

The Manager pays the Adviser a fee based on the Portfolio's average daily net assets. The Portfolio is not responsible for the fees paid to the Adviser.


INVESCO AIM CAPITAL MANAGEMENT, INC. ("A I M"), 11 Greenway Plaza, Suite 100, Houston, Texas 77046, is the Adviser to the Portfolio. A I M has acted as an investment adviser since its organization in 1986. Today, A I M, together with its affiliates, advises or manages investment portfolios, including the Portfolio, encompassing a broad range of investment objectives. A I M is an indirect wholly owned subsidiary of AMVESCAP PLC, London, England. Total net assets under the management of A I M and its affiliates was approximately
$149 billion as of December 31, 2007.


The Adviser uses a team approach to investment management. The individual members of the team are:


  . ROBERT J. LLOYD (lead manager), Senior Portfolio Manager, has been responsible for the Portfolio since 2003 and has been associated with AIM and/or its affiliates since 2000.

  . RYAN A. AMERMAN, Portfolio Manager, has been responsible for the Portfolio since 2008 and has been associated with AIM and/or its affiliates since 1996.


They are assisted by the Adviser's Multi-cap Growth Team which is comprised of portfolio managers and research analysts. Team members provide research support and make securities recommendations with respect to the Portfolio, but do not have day-to-day management responsibilities with respect to the Portfolio. Members of the Team may change from time to time.

DISTRIBUTION PLAN

The Portfolio has adopted for its Class E shares a plan pursuant to Rule 12b-1 under the 1940 Act (the "Plan") and pursuant to the Plan, entered into a Distribution Agreement with MetLife Investors Distribution Company, located at 5 Park Plaza, Suite 1900, Irvine, California, 92614. MetLife Investors Distribution Company is an affiliate of the Manager, and serves as principal underwriter for the Trust. The Plan permits the use of Trust assets to help finance the distribution of the shares of the Portfolio. Under the Plan, the Trust, on behalf of the Portfolio, is permitted to pay to various service providers up to 0.25% of the average daily net assets of the Portfolio as payment for services rendered in connection with the distribution of the shares of the Portfolio. Currently, payments are limited to 0.15% of average net assets, which amount may be increased to the full Plan amount by the Trustees of the Trust without shareholder approval. Because these fees are paid out of Trust assets on an on-going basis, over time these costs will increase the cost of your investment and may cost you more than other types of sales charges.

YOUR INVESTMENT

SHAREHOLDER INFORMATION

The separate accounts of MetLife are the record owners of the Portfolio's shares. Any reference to the shareholder in this Prospectus technically refers to those separate accounts and not to you, the Contract owner. The legal rights of you, the Contract owner, are different from the legal rights of the record owner.

However, MetLife is required to solicit instructions from Contract owners when voting on shareholder issues. Any voting by MetLife as shareholder would therefore reflect the actual votes of Contract owners. Neither the Securities and Exchange Commission nor MetLife requires any specific minimum percentage of Contract owners to vote in order for MetLife to echo vote the remaining unvoted votes. MetLife seeks to obtain a reasonable level of turnout given the particular voting trend. MetLife may use various methods of encouraging Contract owners to vote, including additional solicitations. The practice of echo voting means that a minority of Contract owners may, in practice, determine whether an item passes or fails. Please see "Voting Rights" in the prospectus for the Contracts accompanying this Prospectus for more information on your voting rights.

DISCLOSURE OF PORTFOLIO HOLDINGS


Shares of the Trust are offered only to separate accounts of the Insurance Companies. The following information is generally made available on one or more of the Insurance Company websites (including www.metlifeinvestors.com): (i) the ten largest portfolio holdings of the Portfolio; (ii) unless the Adviser has objected, the percentage of the Portfolio's net assets that each of the portfolio holdings represents; and (iii) the percentage of the Portfolio's net assets that these holdings represent in the aggregate. Unless the Adviser has objected, this information is posted on the website as early as on or about the tenth business day following the calendar quarter and no later than on or about the first business day of the second month following the calendar quarter. The Trust may exclude any portion of these holdings from the posting when deemed in the best interest of the Trust. These postings generally remain until replaced by new postings as described above. For these purposes, the Portfolio's ten largest portfolio holdings are not considered to include swaps, futures, or forward currency transactions or transactions transmitted to the Trust's custodian after certain established cut-off times.


A description of the Portfolio's policies and procedures with respect to the disclosure of the Portfolio's portfolio securities is available in the SAI.

DIVIDENDS, DISTRIBUTIONS AND TAXES

DIVIDENDS AND DISTRIBUTIONS

The Portfolio intends to distribute substantially all of its net investment income, if any. The Portfolio distributes its dividends from its net investment income to MetLife's separate accounts at least once a year and not to you, the Contract owner. These distributions are in the form of additional shares and not cash. The result is that the Portfolio's investment performance, including the effect of dividends, is reflected in the cash value of the Contracts. Please see the Contract prospectus for more information.

All net realized long- or short-term capital gains of the Portfolio are also declared once a year and reinvested in the Portfolio.

TAXES

Please see the Contract prospectus for a discussion of the tax impact on you resulting from the income taxes the separate accounts owe as a result of their ownership of the Portfolio's shares and their receipt of dividends and capital gains.

The Portfolio expects to qualify and to continue to qualify as a regulated investment company under Subchapter M of the Code. As qualified, the Portfolio is not subject to federal income tax on that part of its taxable income that it distributes to you. Taxable income consists generally of net investment income, and any capital gains. It is the Portfolio's intention to distribute all such income and gains.

Shares of the Portfolio are currently offered only to the separate accounts of MetLife. Separate accounts are insurance company separate accounts that fund life insurance policies and annuity contracts. Under the Code, an insurance company pays no tax with respect to income of a qualifying separate account when the income is properly allocable to the value of eligible variable annuity or variable life insurance contracts. For a discussion of the taxation of life insurance companies and the separate accounts, as well as the tax treatment of the policies and annuity contracts and the holders thereof, see the discussion of federal income tax considerations included in the prospectus for the Contracts.

Section 817(h) of the Code and the regulations thereunder impose "diversification" requirements on the assets underlying a Contract. The Portfolio intends to maintain diversification which will allow each Contract to satisfy these requirements. These requirements are in addition to the diversification requirements imposed on the Portfolio by Subchapter M and the 1940 Act. Technically, the section 817(h) requirements provide that, with limited exceptions, as of the end of each calendar quarter or within thirty days thereafter no more than 55% of the assets underlying a Contract may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments, and no more than 90% by any four investments. For this purpose, an investment in the Portfolio is treated not as a single investment but as an investment in each asset owned by the Portfolio, so long as shares of the Portfolio are owned only by separate accounts of insurance companies, by qualified pension and retirement plans, and by a limited class of other investors. The Portfolio is and will be so owned. Thus so long as the Portfolio meets the section 817(h) diversification tests, each Contract will also meet those tests. See the prospectus for the Contracts.

The foregoing is only a summary of some of the important federal income tax considerations generally affecting the Portfolio and you; see the SAI for a more detailed discussion. You are urged to consult your tax advisers.

REPORT TO POLICYHOLDERS

The fiscal year of the Portfolio ends on December 31 of each year. The Trust will send to you, at least semi-annually, reports which show the Portfolio's composition and other information. An annual report, with audited information, will be sent to you each year.

SALES AND PURCHASES OF SHARES

The Trust does not sell its shares directly to the public. The Trust continuously sells Class A and Class E shares of the Portfolio only to the separate accounts of MetLife to fund Contracts. The Trust could also offer shares to other separate accounts of other insurers if approved by the Board of Trustees.

PURCHASE AND REDEMPTION OF SHARES

MetLife Investors Distribution Company is the principal underwriter and distributor of the Trust's shares. MetLife Investors Distribution Company places orders for the purchase or redemption of shares of the Portfolio based on, among other things, the amount of net Contract premiums or purchase payments transferred to the separate accounts, transfers to or from a separate account investment division and benefit payments to be effected on a given date pursuant to the terms of the Contract. Such orders are effected, without sales charge, at the net asset value per share for the Portfolio determined on that same date. The Trust reserves the right to reject or limit all or part of any purchase or exchange order for any reason.

The Portfolio is available as an investment option under a number of different variable insurance products, many of which do not limit the number of transfers among the available underlying funds. A large number of transfers could raise transaction costs for the Portfolio and could require the Adviser to maintain increased cash reserves, which could harm performance in rising markets.

Shares of the Portfolio are sold and redeemed at their net asset value without the imposition of any sales commission or redemption charge. Class A shares are not subject to a Rule 12b-1 fee. Class E shares are subject to a Rule 12b-1 fee of 0.15% of average daily net assets. (However, certain sales or other charges may apply to the Contract, as described in the Contract prospectus.) Under certain circumstances, redemption proceeds may be paid in securities or other property rather than in cash if the Manager determines it is in the best interests of the Trust.

MARKET TIMING

The Trust's Board of Trustees has adopted certain procedures, described below, to discourage certain types of trading in Portfolio shares that may be harmful to long-term investors, specifically (i) trading that is designed to exploit pricing inefficiencies and thereby dilute the returns of long-term investors; or (ii) frequent trading by an investor that generates sufficiently volatile cash flows to be disruptive to a portfolio manager's ability to manage the Portfolio's assets ((i) or (ii), "market timing"). The Trust is not intended for investment by market timers. The Trust does not knowingly accommodate market timing in the Portfolio and, to the Trust's knowledge, there are no arrangements currently in place that are designed to permit any contract owner to engage in market timing. As discussed above, the Trust reserves the right to reject or limit all or part of any purchase or exchange order for any reason.


The Trust requires that the insurance company separate accounts that invest in the Portfolios have in place policies and procedures reasonably designed to detect and deter market timing in the separate accounts by contract owners. In addition, the Manager monitors cashflows of certain Portfolios identified as presenting pricing inefficiencies that could potentially be exploited by market timers, and, with respect to each Portfolio, conducts certain tests to help detect cash outflows or cashflow volatility that may be disruptive to a portfolio manager's ability to manage the Portfolio. If, based on such monitoring, the Manager believes (i) that a Portfolio's cash flows may reflect a pattern of market timing or (ii) that a Portfolio's cash flows may reflect frequent trading that is disruptive to the management of the Portfolio and it is appropriate given the context of the cash flow volatility (e.g., type of Portfolio, amount of assets), the Manager will refer the matter to the appropriate insurance company or companies.

Further, in accordance with Rule 22c-2 under the 1940 Act, the Trust has contracted with insurance separate accounts to enable it to request and receive information regarding transactions in the shares of the of the Trust's Portfolios and limit transactions that violate the Trust's policies on market timing.


If the Trust finds that any insurance company has in place inadequate policies and procedures, with respect to a particular separate account, to detect and deter market timing in Portfolio shares and there is evidence of market timing in that separate account, the Trust or any of its Portfolios may be discontinued as an investment option of that separate account. In such an event, all contract owners of such separate account would no longer be able to make new investments in the Trust or any of its Portfolios. The Trust reserves the right to modify this policy, including any procedures established from time to time to effectuate this policy, at any time without notice.

LIMITATIONS ON THE TRUST'S ABILITY TO DETECT AND DETER MARKET TIMING

The Portfolio is available as an investment option under a number of different variable insurance products. Owners of these variable insurance products transfer value among sub-accounts of the insurance company separate accounts by contacting the insurance compa-nies. The resulting purchases and redemptions of Portfolio shares are made through omnibus accounts of the insurance companies. The right of an owner of such a variable insurance product to transfer among sub-accounts is governed by a contract between the insurance company and such owner. Many of these contracts do not limit the number of transfers among the available underlying funds that a contract owner may make. The terms of these contracts, the presence of financial intermediaries (including the insurance companies) between the Trust and contract owners, the utilization of omnibus accounts by these intermediaries and other factors such as state insurance laws may limit the Trust's ability to detect and deter market timing. Multiple tiers of such financial intermediaries may further compound the Trust's difficulty in detecting and deterring such market timing activities.

RISKS ASSOCIATED WITH MARKET TIMING GENERALLY

While the Trust will try to detect and deter market timing by utilizing the procedures described above, these procedures may not be successful in identifying or deterring market timing. By realizing profits through short-term trading, contract owners that engage in market timing activities may dilute the value of shares held by long-term investors. Cashflow volatility resulting from frequent trading of Portfolio shares, especially involving large dollar amounts, may disrupt a portfolio manager's ability to manage the Portfolio's assets. Frequent trading may be disruptive if it makes it difficult for the Portfolio to implement its long-term investment strategies, for example by causing the Portfolio to maintain a higher level of its assets in cash to accommodate such frequent trading. Frequent trading may also be disruptive if it forces the Portfolio to sell portfolio securities at inopportune times to raise cash to accommodate such trading activity. In addition, frequent trading may cause the Portfolio to incur increased expenses. For example, as a result of such frequent trading, the Portfolio may be forced to liquidate investments and thereby incur increased brokerage costs. All of these factors may adversely affect Portfolio performance.

Associated with an investment in the Portfolio that itself invests in securities that are, for example, thinly traded, traded infrequently, or relatively less liquid is the risk that the current market price for the securities may not accurately reflect current market values. A market timer may seek to engage in strategies designed to take advantage of these pricing differences ("price arbitrage") and thereby dilute the returns of long-term investors. Portfolios that may be adversely affected by price arbitrage include those Portfolios that significantly invest in small cap equity securities and in certain fixed-income securities, such as high yield bonds.

A Portfolio that invests significantly in foreign securities may be particularly susceptible to strategies designed to exploit pricing inefficiencies. This is because foreign securities are typically traded on markets that close well before the time the Portfolio calculates its net asset value (typically at 4:00 p.m. Eastern Time), which gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities. The time zone differences among international stock markets can allow a market timer engaging in certain strategies to exploit differences in Portfolio share prices that are based on closing prices of foreign securities established some time before the Portfolio calculates its own share price (a type of price arbitrage referred to as "time zone arbitrage"). As discussed more fully below, the Trust has procedures, referred to as fair value pricing, that allow the Trust to adjust closing market prices of foreign securities to reflect what is believed to be the fair value of those securities at the time the Portfolio calculates its net asset value. While there is no assurance, the

Portfolio expects that the use of fair value pricing will reduce a market timer's ability to engage in time zone arbitrage to the detriment of Portfolio shareholders.

VALUATION OF SHARES


The Portfolio's net asset value ("NAV") per share is ordinarily determined once daily, as of the close of the regular session of business on the New York Stock Exchange (NYSE) (usually at 4:00 p.m., Eastern Time), on each day the NYSE is open. To the extent that the Portfolio's assets are traded in other markets when the NYSE is closed, the value of the Portfolio's assets may be effected on days when the Trust is not open for business. In addition, trading in some of the Portfolio's assets may not occur when the Trust is open for business.

NAV of a Portfolio share is computed by dividing the value of the net assets of the Portfolio by the total number of shares outstanding in the Portfolio. Share prices for any transaction are those next calculated after receipt of an order.


Except for money market instruments maturing in 60 days or less and foreign securities as discussed below, securities held by the Portfolio are valued at market value. If market values are not readily available, or if available market quotations are not reliable, securities are priced at their fair value as determined by the Valuation Committee of the Trust's Board of Trustees using procedures approved by the Board of Trustees. The Portfolio may use fair value pricing if the value of a security has been materially affected by events occurring before the Portfolio's calculation of NAV but after the close of the primary markets on which the security is traded. The Portfolio may also use fair value pricing if reliable market quotations are unavailable due to infrequent trading or if trading in a particular security was halted during the day and did not resume prior to the Portfolio's calculation of NAV. The use of fair value pricing has the effect of valuing a security based upon the price the Portfolio might reasonably expect to receive if it sold that security but does not guarantee that the security can be sold at the fair value price. Further, because of the inherent uncertainty of fair valuation, a fair valuation price may differ significantly from the value that would have been used had a ready market for the investment existed, and these differences could be material. With respect to any portion of the Portfolio's assets that is invested in other open-end investment companies, that portion of the Portfolio's NAV is calculated based on the NAV of that investment company. The prospectus for the other investment company explains the circumstances and effects of fair value pricing for that investment company.

The Portfolio has retained a third party pricing service to automatically fair value each of its investments that is traded principally on a foreign exchange or market, subject to adjustment by the Trust's Valuation Committee. The Valuation Committee will regularly monitor and review the services provided by the pricing service to the Portfolio and periodically report to the Board on the pricing services' performance.

Money market instruments maturing in 60 days or less are valued on the amortized cost basis.

FINANCIAL HIGHLIGHTS


The following financial highlights table is intended to help you understand the Portfolio's Class A and Class E shares financial performance for the past 5 years or its period of operations. Certain information reflects financial results for a single Portfolio share. Total return in the table shows how much an investment in the Portfolio would have increased (or decreased) during each period (assuming reinvestment of all dividends and distributions). The information for the periods ended December 31, 2007, December 31, 2006,
October 31, 2006 and October 31, 2005 has been audited by Deloitte & Touche LLP. For the years 2003 and 2004, other independent accountants have audited this information. Deloitte & Touche LLP's report, along with the Portfolio's financial statements, is included in the Annual Report of the Portfolio, which is available upon request.


  MET/AIM CAPITAL APPRECIATION PORTFOLIO*


                                             FOR THE
                                            YEAR ENDED  PERIOD ENDED
                                           DECEMBER 31, DECEMBER 31,  FOR THE YEARS ENDED OCTOBER 31,
                                             2007(A)     2006(A)(B)  ---------------------------------
CLASS A                                    ------------ ------------ 2006(A) 2005(A)   2004     2003
--------------------------------------------            -            ---------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD          $10.83       $12.04    $11.11   $9.98    $9.63     $8.04
                                              ------       ------    ------  ------  -------   -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME (LOSS)                    0.01         0.00(c)   0.01    0.04   (0.02)    (0.02)
NET REALIZED AND UNREALIZED GAINS               1.28         0.31      1.01    1.10     0.37      1.61
                                              ------       ------    ------  ------  -------   -------
TOTAL FROM INVESTMENT OPERATIONS                1.29         0.31      1.02    1.14     0.35      1.59
                                              ------       ------    ------  ------  -------   -------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME          (0.01)       (0.02)    (0.02)  (0.01)       --        --
DISTRIBUTIONS FROM NET REALIZED CAPITAL       (0.03)       (1.50)    (0.07)      --       --        --
GAINS                                         ------       ------    ------  ------  -------   -------
TOTAL DISTRIBUTIONS                           (0.04)       (1.52)    (0.09)  (0.01)       --        --
                                              ------       ------    ------  ------  -------   -------
NET ASSET VALUE, END OF PERIOD                $12.08       $10.83    $12.04  $11.11    $9.98     $9.63
                                              ------       ------    ------  ------  -------   -------
TOTAL RETURN                                  11.92%        2.52%+    9.18%  11.47%    3.63%    19.78%
                                              ------       ------    ------  ------  -------   -------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)       $210.8       $198.3      $202    $238     $234      $178
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                       0.82%        0.88%++   0.92%   0.85%    0.85%**   0.85%
NET INVESTMENT INCOME (LOSS)                   0.08%        0.09%++   0.11%   0.34%  (0.18)%   (0.25)%
PORTFOLIO TURNOVER RATE                        70.4%        12.4%+   113.0%   83.0%    71.0%     49.0%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE
NET ASSETS BEFORE REIMBURSEMENT BY THE
MANAGER AND BROKER REBATES:                    0.86%        0.93%++     N/A     N/A      N/A       N/A

--------------------------------------------------------------------------------

+  Non-Annualized.

++ Annualized.
N/A Not applicable.
* On May 1, 2006, the Portfolio received, through a plan of reorganization, all of the assets and assumed the liabilities of the AIM Capital
   Appreciation Portfolio, a portfolio of The Travelers Series Trust, that followed the same investment objective as the Portfolio. The information for each of the periods prior to May 1, 2006 is that of the predecessor AIM Capital Appreciation Portfolio and its predecessor fund.
** The Manager waived a portion of its management fee for the year ended
   October 31, 2004. The actual expense ratio did not change due to this waiver.
(a) Net investment income (loss) per share was calculated using average shares outstanding.
(b) Fiscal year end changed on November 1, 2006 from October 31 to December 31.

(c) Rounds to less than $0.005 per share.

                                         MET/AIM CAPITAL APPRECIATION PORTFOLIO


------------------------------------------------------------------------------------------------------

                                                                                  FOR THE PERIOD FROM
                                                                                     APRIL 28, 2007
                                                                                    (COMMENCEMENT OF
                                                                                     OPERATIONS) TO
CLASS E                                                                           DECEMBER 31, 2007(A)
------------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                                                      $11.41
                                                                                       ---------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT LOSS                                                                       (0.01)
NET REALIZED AND UNREALIZED GAINS                                                           0.49
                                                                                       ---------
TOTAL FROM INVESTMENT OPERATIONS                                                            0.48
                                                                                       ---------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                                                          --
                                                                                       ---------
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS                                                 --
                                                                                       ---------
TOTAL DISTRIBUTIONS                                                                           --
                                                                                       ---------
NET ASSET VALUE, END OF PERIOD                                                            $11.89
                                                                                       ---------
TOTAL RETURN                                                                              4.21%+
                                                                                       ---------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                                                    $20.8
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                                                 0.97%++
NET INVESTMENT LOSS                                                                    (0.14)%++
PORTFOLIO TURNOVER RATE                                                                   70.4%+
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS BEFORE REIMBURSEMENT BY THE
MANAGER AND BROKER REBATES:                                                              1.01%++

--------------------------------------------------------------------------------

+  Non-Annualized
++ Annualized
(a) Net investment income per share was calculated using average shares outstanding.

FOR MORE INFORMATION

If you would like more information about the Portfolio, the following documents are available to you free upon request:

ANNUAL/SEMI-ANNUAL REPORTS

Contain additional information about the Portfolio's performance. In the Portfolio's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION ("SAI")

Provides a fuller technical and legal description of the Portfolio's policies, investment restrictions, and business structure. The SAI is legally considered to be a part of this Prospectus.

IF YOU WOULD LIKE A COPY OF THE CURRENT VERSIONS OF THESE DOCUMENTS, OR OTHER INFORMATION ABOUT THE PORTFOLIO, CONTACT:

                          MET INVESTORS SERIES TRUST
                           5 PARK PLAZA, SUITE 1900
                           IRVINE, CALIFORNIA 92614

                                1-800-848-3854

Free copies of the SAI and Annual and Semi-Annual Reports are available at the following website: www.metlifeinvestors.com

Information about the Portfolio, including the Annual and Semi-annual Reports and SAI, may also be obtained from the Securities and Exchange Commission ("SEC"):

[_] IN PERSONReview and copy documents in the SEC's Public Reference Room in
             Washington, D.C. (for information call 202-551-8090).

[_] ON LINE  Retrieve information from the EDGAR database on the SEC's web site at: http://www.sec.gov.

[_] BY MAIL  Request documents, upon payment of a duplicating fee, by writing to SEC, Public Reference Section, Washington, D.C. 20549 or by e-mailing the SEC at publicinfo@sec.gov.

                             SEC FILE # 811-10183

                                 MET INVESTORS
                            S E R I E S   T R U S T


                      Met/AIM Small Cap Growth Portfolio


                      Class A, Class B and Class E Shares


                                __PROSPECTUS__


                                APRIL 28, 2008



Like all securities, these securities have not been approved or disapproved by the Securities and Exchange Commission, nor has the Securities and
       Exchange Commission passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

                           ____TABLE OF CONTENTS____


                                                         PAGE

               INTRODUCTION                               3
                  Understanding the Trust                 3
                  Understanding the Portfolio             3

               THE PORTFOLIO                              4

                 INVESTMENT SUMMARY                       4
                  Met/AIM Small Cap Growth Portfolio      5

                 ADDITIONAL INVESTMENT STRATEGIES         10
                 MANAGEMENT                               13
                  The Manager                             13
                  The Adviser                             13
                  Distribution Plans                      14

               YOUR INVESTMENT                            15
                  Shareholder Information                 15
                  Dividends, Distributions and Taxes      16
                  Sales and Purchases of Shares           17

               FINANCIAL HIGHLIGHTS                       21

               FOR MORE INFORMATION                   Back Cover

INTRODUCTION

UNDERSTANDING THE TRUST


Met Investors Series Trust (the "Trust") is an open-end management investment company that offers a selection of fifty-two managed investment portfolios or mutual funds. Only one of these portfolios is offered through this Prospectus (the "Portfolio"). Please see the Investment Summary section of this Prospectus for specific information on the Portfolio.


  INVESTING THROUGH A VARIABLE INSURANCE CONTRACT


  Class A, Class B and Class E shares of the Portfolio are currently only sold to separate accounts of Metropolitan Life Insurance Company and certain of its affiliates (collectively, "MetLife" or the "Insurance Companies") to fund the benefits under certain individual flexible premium variable life insurance policies and individual and group variable annuity contracts (collectively, "Contracts"). As a Contract owner, your premium payments are allocated to the Portfolio in accordance with your Contract.

  A particular class of the Portfolio may not be available under the Contract you have chosen. The prospectus for the Contracts shows the classes available to you. Please read this Prospectus carefully. It provides information to assist you in your decision. If you would like additional information about the Portfolio, please request a copy of the Statement of Additional Information ("SAI"). For details about how to obtain a copy of the SAI and other reports and information, see the back cover of this Prospectus. The SAI is incorporated by reference into this Prospectus.


  The Portfolio's name and investment objective are very similar to a certain publicly available mutual fund that is managed by the same investment adviser. The Portfolio in this Prospectus is not that publicly available mutual fund and will not have the same performance. Different performance will result from such factors as different implementation of investment policies, different investment restrictions, different cash flows into and out of the Portfolio, different fees and expenses, and different asset sizes.

UNDERSTANDING THE PORTFOLIO

After this Introduction you will find an Investment Summary for the Portfolio. The Investment Summary presents important facts about the Portfolio, including information about its investment objective, principal investment strategy, primary risks, fees and expenses and past performance.


 PLEASE SEE THE CONTRACT PROSPECTUS FOR A DETAILED EXPLANATION OF YOUR CONTRACT.

                                 THE PORTFOLIO


 THE PORTFOLIO IN THIS PROSPECTUS IS A MUTUAL FUND: A POOLED INVESTMENT THAT IS PROFESSIONALLY MANAGED AND THAT GIVES YOU THE OPPORTUNITY TO PARTICIPATE IN FINANCIAL MARKETS. THE PORTFOLIO STRIVES TO REACH ITS STATED INVESTMENT OBJECTIVE, WHICH CAN BE CHANGED WITHOUT SHAREHOLDER APPROVAL. AS WITH ALL MUTUAL FUNDS, THERE IS NO GUARANTEE THAT THE PORTFOLIO WILL ACHIEVE ITS INVESTMENT OBJECTIVE.


 THE PORTFOLIO'S ADVISER MAY SELL A PORTFOLIO SECURITY WHEN THE VALUE OF THE INVESTMENT REACHES OR EXCEEDS ITS ESTIMATED FAIR VALUE, TO TAKE ADVANTAGE OF MORE ATTRACTIVE INVESTMENT OPPORTUNITIES, WHEN THE ISSUER'S INVESTMENT FUNDAMENTALS BEGIN TO DETERIORATE, WHEN THE PORTFOLIO MUST MEET REDEMPTIONS, OR FOR OTHER INVESTMENT REASONS.


INVESTMENT SUMMARY

The Portfolio summary discusses the following:

    INVESTMENT OBJECTIVE
    What is the Portfolio's investment goal?

    PRINCIPAL INVESTMENT STRATEGY
    How does the Portfolio attempt to achieve its investment goal? What types of investments does it contain? What style of investing and investment philosophy does it follow?

    PRIMARY RISKS
    What are the specific risks of investing in the Portfolio?

    PAST PERFORMANCE
    How well has the Portfolio performed over time?

    FEES AND EXPENSES
    What is the cost of investing in the Portfolio?

In addition to its principal investment strategy, the Portfolio may invest in various types of securities and engage in various investment techniques and practices which are not the principal focus of the Portfolio and therefore are not described in the Investment Summary section of the Prospectus. These other securities and investment techniques and practices in which the Portfolio may engage, together with their risks, are briefly discussed in "Additional Investment Strategies" in this Prospectus.

The SAI provides more detailed information regarding the various types of securities that the Portfolio may purchase and certain investment techniques and practices of its Adviser.

The Contracts may be sold by banks. AN INVESTMENT IN THE PORTFOLIO THROUGH A CONTRACT IS NOT A DEPOSIT OR OBLIGATION OF, OR GUARANTEED BY, ANY BANK, AND IS NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY OF THE U.S. GOVERNMENT.

                      MET/AIM SMALL CAP GROWTH PORTFOLIO

INVESTMENT OBJECTIVE:

Long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGY:

The Portfolio seeks to meet its objective by investing, normally, at least 80% of its net assets in securities of small-cap companies. In complying with this 80% investment requirement, the Portfolio will invest primarily in marketable equity securities, including convertible securities, but its investments may include other securities, such as synthetic instruments. Synthetic instruments are investments that have economic characteristics similar to the Portfolio's direct investments, and may include warrants, futures, options, exchange-traded funds and American Depositary Receipts. The Portfolio considers a company to be a small-cap company if it has a market capitalization, at the time of purchase, no larger than the largest capitalized company included in the Russell 2000 Index during the most recent 11-month period (based on month-end data) plus the most recent data during the current month, within the range of market capitalizations of companies included in the Russell 2000 Index.

The Portfolio may invest up to 20% of its net assets in equity securities of issuers that have market capitalizations, at the time of purchase, outside of the range of market capitalizations of companies included in the Russell 2000 Index, and in investment-grade non-convertible debt securities, U.S. government securities and high-quality money market instruments. The Portfolio may also invest up to 25% of its total assets in foreign securities. For risk management purposes, the Portfolio may hold a portion of its assets in cash or cash equivalents, including money market instruments.

In selecting investments, the portfolio managers seek to identify those companies that have strong earnings momentum or demonstrate other potential for growth of capital. The portfolio managers anticipate that the Portfolio, when fully invested, will generally be comprised of companies that are currently experiencing a greater than anticipated increase in earnings.

PRIMARY RISKS:

The value of your investment in the Portfolio may be affected by one or more of the following risks, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate. Please note that there are many other circumstances that could adversely affect your investment and prevent the Portfolio from reaching its objective, which are not described here.


MARKET RISK. The Portfolio's share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including disappointing corporate earnings, adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or a company may deteriorate. In addition, an assessment by the Portfolio's Adviser of particular companies may prove incorrect, resulting in losses or poor performance by those holdings, even in a rising market. The Portfolio could also miss attractive investment opportunities if its Adviser underweights markets or industries where there are significant returns, and could lose value if the Adviser overweights markets or industries where there are significant declines.

MARKET CAPITALIZATION RISK. Stocks fall into three broad market capitalization categories-large, medium and small. Investing primarily in one category carries the risk that due to current market conditions that category may be out of favor. If valuations of large capitalization companies appear to be greatly out of proportion to the valuations of small or medium capitalization companies, investors may migrate to the stocks of small and mid-sized companies causing a Portfolio that invests in these companies to increase in value more rapidly than a Portfolio that invests in larger, fully-valued companies. Larger more established companies may also be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion. Investing in medium and small capitalization companies may be subject to special risks associated with narrower product lines, more limited financial resources, smaller management groups, and a more limited trading market for their stocks as compared with larger companies. Securities of smaller capitalization issuers may therefore be subject to greater price volatility and may decline more significantly in market downturns than securities of larger companies. In some cases, these companies may be relatively new issuers (I.E., those having continuous operation histories of less than three years) which carries other risks in addition to the risks of other medium and small capitalization companies. New issuers may be more speculative because such companies are relatively unseasoned. These companies will often be involved in the development or marketing of a new product with no established market, which could lead to significant losses.

INVESTMENT STYLE RISK. Different investment styles tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. The Portfolio may outperform or underperform other funds that employ a different investment style. The Portfolio may also employ a combination of styles that impact its risk characteristics. Examples of different investment styles include growth and value investing. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's growth of earnings potential. Also, since growth companies usually invest a high portion of earnings in their business, growth stocks may lack the dividends of some value stocks that can cushion stock prices in a falling market. Growth oriented funds will typically underperform when value investing is in favor. Value stocks are those which are undervalued in comparison to their peers due to adverse business developments or other factors. Value investing carries the risk that the market will not recognize a security's inherent value for a long time, or that a stock judged to be undervalued may actually be appropriately priced or overvalued. Value oriented funds will typically underperform when growth investing is in favor.

FOREIGN INVESTMENT RISK. Investments in foreign securities involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject:

  . These risks may include the seizure by the government of company assets, excessive taxation, withholding taxes on dividends and interest, limitations on the use or transfer of portfolio assets, and political or social instability.

  . Enforcing legal rights may be difficult, costly and slow in foreign countries, and there may be special problems enforcing claims against foreign governments.

  . Foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there may be less public information about their operations.

  .  Foreign markets may be less liquid and more volatile than U.S. markets.

  . Foreign securities often trade in currencies other than the U.S. dollar, and the Portfolio may directly hold foreign currencies and purchase and sell foreign currencies. Changes in currency exchange rates will affect the Portfolio's net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of foreign securities. An increase in the strength of the U.S. dollar relative to these other currencies may cause the value of the Portfolio to decline. Certain foreign currencies may be particularly volatile, and foreign governments may intervene in the currency markets, causing a decline in value or liquidity of the Portfolio's foreign currency or securities holdings.

  . Costs of buying, selling and holding foreign securities, including brokerage, tax and custody costs, may be higher than those involved in domestic transactions.

DERIVATIVES RISK. The Portfolio's investments in derivatives can significantly increase the Portfolio's exposure to market risk or credit risk of the counterparty. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the relevant assets, rates and indices.

PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

 PORTFOLIO MANAGEMENT:


..  Invesco Aim Capital Management, Inc. see page 14


..  For financial highlights see page 21



The bar chart below shows you the performance of the Portfolio's Class B shares, the Portfolio's oldest class, for each full calendar year since its inception and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart.

               Year-by-Year Total Return as of 12/31 of Each Year

                                    [CHART]

        02        03          04          05          06         07
     ------     ------       -----      ------     ------     ------
    -27.50%     38.86%       6.43%       8.27%      14.18%     11.07%

                   High Quarter:   2nd - 2003      +20.75%
                   Low Quarter:    3rd - 2002      -18.43%



The table below compares the Portfolio's Class A, Class B and Class E shares' average annual compounded total returns for the 1- and 5-year periods and from inception through 12/31/07 with the Russell 2000 Index and the Russell 2000 Growth Index. The Russell 2000 Index is an unmanaged index which measures the performance of the 2,000 smallest companies in the Russell 3000 Index. The Russell 2000 Growth Index is an unmanaged index which measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.



---------------------------------------------------------------
        Average Annual Total Return as of 12/31/07
--------------------------------------------------------------
                                              Since   Inception
                             1 Year  5 Year Inception   Date
 -------------------------   ------- ------ --------- ---------
Class A                      11.40%  15.39%    6.91%    1/2/02
Class B                      11.07%  15.20%    9.39%   10/9/01
Class E                      11.20%  15.34%    7.66%    4/1/02
Russell 2000 Index           -1.57%  16.25%   12.12%*
Russell 2000 Growth Index     7.05%  16.50%   10.70%*
* Index performance is from 10/1/01.


FEES AND EXPENSES:


The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2007 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE


Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)


                                          Class A Class B Class E
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Management Fee                             0.86%   0.86%   0.86%
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12b-1 Fees                                 None    0.25%   0.15%
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Other Expenses                             0.06%   0.06%   0.06%
-----------------------------------------------------------------
Total Annual Portfolio Operating Expenses  0.92%   1.17%   1.07%
-----------------------------------------------------------------




EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.


The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.


EXAMPLE OF PORTFOLIO EXPENSES


         Class A  Class B  Class E
-----------------------------------
1 Year   $     94 $    120 $    110
-----------------------------------
3 Years  $    295 $    374 $    342
-----------------------------------
5 Years  $    511 $    647 $    593
-----------------------------------
10 Years $  1,135 $  1,427 $  1,311
-----------------------------------

ADDITIONAL INVESTMENT STRATEGIES

In addition to the principal investment strategies discussed in the Portfolio's Investment Summary, the Portfolio may at times invest a portion of its assets in the investment strategies and may engage in certain investment techniques as described below. The SAI provides a more detailed discussion of certain of these and other securities and indicates if the Portfolio is subject to any limitations with respect to a particular investment strategy. These strategies and techniques may involve risks. (PLEASE NOTE THAT SOME OF THESE STRATEGIES MAY BE A PRINCIPAL INVESTMENT STRATEGY FOR THE PORTFOLIO AND CONSEQUENTLY ARE ALSO DESCRIBED IN THE PORTFOLIO'S INVESTMENT SUMMARY.) The Portfolio is not limited by this discussion and may invest in other types of securities not precluded by the policies discussed elsewhere in this Prospectus.

CONVERTIBLE SECURITIES. Convertible securities are preferred stocks or bonds that pay a fixed dividend or interest payment and are convertible into common stock at a specified price or conversion ratio.

Traditionally, convertible securities have paid dividends or interest rates higher than common stocks but lower than nonconvertible securities. They generally participate in the appreciation or depreciation of the underlying stock into which they are convertible, but to a lesser degree. These securities are also subject to market risk, interest rate risk and credit risk.

DEPOSITARY RECEIPTS. Depositary receipts are receipts for shares of a foreign-based corporation that entitle the holder to dividends and capital gains on the underlying security. Receipts include those issued by domestic banks (American Depositary Receipts), foreign banks (Global or European Depositary Receipts), and broker-dealers (depositary shares).

These instruments are subject to market risk and foreign investment risk.

DERIVATIVES. Derivatives are used to limit risk in the Portfolio or to enhance investment return, and have a return tied to a formula based upon an interest rate, index, price of a security, or other measurement. Derivatives include options, futures, forward contracts and related products.

Options are the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price.

Futures are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date.

Forward contracts are contracts to purchase or sell a specified amount of a financial instrument for an agreed upon price at a specified time.

Derivatives may be used to hedge against an opposite position that the Portfolio holds. Any loss generated by the derivatives should be offset by gains in the hedged investment. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains or result in losses or missed opportunities. In addition, derivatives that are used for hedging the Portfolio in specific securities may not fully offset the underlying positions. The counterparty to a derivatives contract also could default. Derivatives that involve leverage could magnify losses.

Derivatives may also be used to maintain the Portfolio's exposure to the market, manage cash flows or to attempt to increase income. Using derivatives for purposes other than hedging is speculative and involves greater risks. In many foreign countries, futures and options markets do not exist or are not sufficiently developed to be effectively used by a Portfolio that invests in foreign securities.

FOREIGN EQUITY SECURITIES. Foreign equity securities are subject to foreign investment risk in addition to the risks applicable to domestic equity securities, such as market risk.

HIGH QUALITY SHORT-TERM DEBT OBLIGATIONS, INCLUDING BANKERS' ACCEPTANCES, COMMERCIAL PAPER AND CERTIFICATES OF DEPOSIT ISSUED OR GUARANTEED BY BANK HOLDING COMPANIES IN THE U.S., THEIR SUBSIDIARIES AND FOREIGN BRANCHES OR OF THE WORLD BANK; VARIABLE AMOUNT MASTER DEMAND NOTES AND VARIABLE RATE NOTES ISSUED BY U.S. AND FOREIGN CORPORATIONS.

Commercial paper is a short-term debt obligation with a maturity ranging from one to 270 days issued by banks, corporations, and other borrowers to investors seeking to invest idle cash.

Variable amount master demand notes differ from ordinary commercial paper in that they are issued pursuant to a written agreement between the issuer and the holder, their amounts may be increased from time to time by the holder (subject to an agreed maximum) or decreased by the holder or the issuer, they are payable on demand, the rate of interest payable on them varies with an agreed formula and they are typically not rated by a rating agency. Transfer of such notes is usually restricted by the issuer, and there is no secondary trading market for them. Any variable amount master demand note purchased by the Portfolio will be regarded as an illiquid security.

These instruments are subject to credit risk, interest rate risk and foreign investment risk.

PREFERRED STOCKS. Preferred stocks are equity securities that generally pay dividends at a specified rate and have preference over common stock in the payment of dividends and liquidation. Preferred stock generally does not carry voting rights.

Preferred stocks are subject to market risk. In addition, because preferred stocks pay fixed dividends, an increase in interest rates may cause the price of a preferred stock to fall.


REAL ESTATE INVESTMENT TRUSTS. Real estate investment trusts ("REITs") are entities which invest in commercial and other real estate properties. Risks associated with investments in securities of companies in the real estate industry include: decline in the value of real estate; risks related to general and local economic conditions; overbuilding and increased competition; increases in property taxes and operating expenses; changes in zoning laws; casualty or condemnation losses; variations in rental income; changes in neighborhood values; the appeal of properties to tenants; and increases in interest rates. In addition, equity REITs may be affected by changes in the values of the underlying property owned by the trusts, while mortgage REITs may be affected by the quality of credit extended. REITs are dependent upon management skills, may not be diversified and are subject to the risks of financing projects. Such REITs are also subject to heavy cash flow dependency, defaults by borrowers, self liquidation and the possibility of failing to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended (the "Code"), and to maintain exemption from the 1940 Act. In the event an issuer of debt securities collateralized by real estate defaults, it is conceivable that the REITs could end up holding the underlying real estate. The Portfolio, as a shareholder of a REIT, bears a portion of the REIT's annual operating expenses.

SECURITIES LOANS. For purposes of realizing additional income, the Portfolio may lend securities to broker-dealers or institutional investors approved by the Board of Trustees of the Trust. All securities loans will be made pursuant to agreement requiring the loans to be continuously secured by collateral in cash or high grade debt obligations at least equal at all times to the market value of the loaned securities. The borrower pays to the Portfolio an amount equal to any dividends or interest received on loaned securities. The Portfolio retains all or a portion of the interest received on investment of cash collected or receives a fee from the borrower.

The risk in lending portfolio securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral, or in the recovery of the securities or possible loss of rights in their collateral should the borrower fail financially.

U.S. GOVERNMENT SECURITIES. U.S. Government securities include direct obligations of the U.S. Government that are supported by its full faith and credit, like Treasury bills and GNMA certificates. Treasury bills have initial maturities of less than one year, Treasury notes have initial maturities of one to ten years and Treasury bonds may be issued with any maturity but generally have maturities of at least ten years. U.S. Government securities also include indirect obligations of the U.S. Government that are issued by federal agencies and government-sponsored entities, like bonds and notes issued by the Federal Home Loan Bank and Fannie Mae. Unlike Treasury securities, agency securities generally are not backed by the full faith and credit of the U.S. Government. Some agency securities are supported by the right of the issuer to borrow from the Treasury, others are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations and others are supported only by the credit of the sponsoring agency.

U.S. Government securities are subject to interest rate risk. Credit risk is remote.

DEFENSIVE INVESTMENTS


Under adverse market or economic conditions, the Portfolio could invest for temporary defensive purposes some or all of its assets in money market securities or utilize other investment strategies that may be inconsistent with the Portfolio's principal investment strategy. Temporary defensive instruments generally include U.S. government securities, bank time deposits denominated in the currency of any major nation, commercial paper and repurchase agreements. The Adviser may also invest in these types of securities or hold cash while looking for suitable investment opportunities or to maintain liquidity. Although the Portfolio would employ these measures only in seeking to avoid losses, they could reduce the benefit from an upswing in the market or prevent the Portfolio from meeting its investment objective.


PORTFOLIO TURNOVER

The Portfolio's Adviser will sell a security when it believes it is appropriate to do so, regardless of how long the Portfolio has owned that security. Buying and selling securities generally involves some expense to the Portfolio, such as commissions paid to brokers and other transaction costs. Generally speaking, the higher the Portfolio's annual portfolio turnover rate, the greater its brokerage costs. Increased brokerage costs may adversely affect the Portfolio's performance. Annual turnover rate of 100% or more is considered high and will result in increased costs to the Portfolio. The Portfolio generally intends to purchase securities for long-term investment and therefore will have a relatively low turnover rate.

DOWNGRADES IN FIXED INCOME DEBT SECURITIES

Unless required by applicable law, the Portfolio is not required to sell or dispose of any debt security that either loses its rating or has its rating reduced after the Portfolio purchases the security.

MANAGEMENT

The Trust's Board of Trustees is responsible for managing the business affairs of the Trust. The Trustees meet periodically to review the affairs of the Trust and to establish certain guidelines which the Manager and Adviser are expected to follow in implementing the investment policies and objectives of the Trust. The Trustees also review the management of the Portfolio's assets by the Adviser. Information about the Trustees and executive officers of the Trust is contained in the SAI.

THE MANAGER


Met Investors Advisory, LLC (the "Manager"), 5 Park Plaza, Suite 1900, Irvine, California 92614, has overall responsibility for the general management and administration of the Portfolio. The Manager selects and pays the fees of the Adviser for the Portfolio and monitors the Adviser's investment program. The Manager is an affiliate of MetLife.


As compensation for its services to the Portfolio, the Manager receives monthly compensation at an annual rate of a percentage of the average daily net assets of the Portfolio as follows: 0.88% of first $500 million of such assets plus 0.83% of such assets over $500 million.

A discussion regarding the basis of the decision of the Trust's Board of Trustees to approve the Management Agreement with the Manager and the investment advisory agreement with the Adviser is available in the Portfolio's annual report.



THE ADVISER

Under the terms of the agreement between the Adviser and the Manager, the Adviser will develop a plan for investing the assets of the Portfolio, select the assets to be purchased and sold by the Portfolio, select the broker-dealer or broker-dealers through which the Portfolio will buy and sell its assets, and negotiate the payment of commissions, if any, to those broker-dealers. The Adviser follows the investment policies set by the Manager and the Board of Trustees for the Portfolio. Day-to-day management of the investments in the Portfolio is the responsibility of the Adviser's portfolio managers. The portfolio managers of the Portfolio are indicated below following a brief description of the Adviser. The SAI provides additional information about each portfolio manager's compensation, other accounts managed and the person's ownership of securities in the Portfolio.

The Trust and the Manager have received an exemptive order from the Securities and Exchange Commission that permits the Manager, subject to certain conditions, and without the approval of shareholders to: (a) employ a new unaffiliated investment adviser for the Portfolio pursuant to the terms of a new investment advisory agreement, in each case either as a replacement for an existing Adviser or as an additional Adviser; (b) change the terms of any investment advisory agreement; and (c) continue the employment of an existing Adviser on the same advisory contract terms where a contract has been assigned because of a change in control of the Adviser. In such circumstances, shareholders would receive notice of such action, including the information concerning the new Adviser that normally is provided in a proxy statement.

The Manager pays the Adviser a fee based on the Portfolio's average daily net assets. The Portfolio is not responsible for the fees paid to the Adviser.


INVESCO AIM CAPITAL MANAGEMENT, INC. ("AIM"), 11 Greenway Plaza, Suite 100, Houston, Texas 77046, is the Adviser to the Portfolio. AIM has acted as an investment adviser since its organization in 1986. Today, AIM, together with its affiliates, advises or manages over 200 investment portfolios, including the Portfolio, encompassing a broad range of investment objectives. AIM is an indirect wholly owned subsidiary of AMVESCAP PLC, London, England. Total net assets under the management of AIM and its affiliates was approximately $149 billion as of December 31, 2007.


AIM uses a team approach to investment management. The members of the team who are primarily responsible for the day-to-day management of the Portfolio are:


  . JULIET S. ELLIS (lead manager), Senior Portfolio Manager, has been responsible for the Portfolio since 2004 and has been associated with AIM and/or its affiliates since 2004. From 2000 to 2004, she was Managing Director and from 1993 to 2004, she was a senior portfolio manager with JPMorgan Fleming Asset Management.

  . JUAN R. HARTSFIELD, Portfolio Manager, has been responsible for the Portfolio since 2004 and has been associated with AIM and/or its affiliates since 2004. From 2000 to 2004, he was a co-portfolio manager with JPMorgan Fleming Asset Management.

  . CLAY MANLEY, Portfolio Manager, has been responsible for the Portfolio since 2008 and has been associated with AIM and/or its affiliates since 2001.


  . They are assisted by the Small Cap Core/Growth Team which may be comprised of portfolio managers, research analysts and other investment professionals of AIM. Team members provide research support and make securities recommendations with respect to the Portfolio's holdings, but do not have day-to-day management responsibilities with respect to the Portfolio's holdings. Members of the Team may change from time to time.


DISTRIBUTION PLANS

The Portfolio has adopted for its Class B and Class E shares a plan pursuant to Rule 12b-1 under the 1940 Act (the "Plan") and pursuant to the Plan, entered into a Distribution Agreement with MetLife Investors Distribution Company, located at 5 Park Plaza, Suite 1900, Irvine, California 92614. MetLife Investors Distribution Company is an affiliate of the Manager, and serves as principal underwriter for the Trust. The Plan permits the use of Trust assets to help finance the distribution of the shares of the Portfolio. Under the Plan, the Trust, on behalf of the Portfolio, is permitted to pay to various service providers up to 0.50% for Class B and up to 0.25% for Class E of the average daily net assets of the Portfolio allocated, as applicable, to Class B and Class E shares as payment for services rendered in connection with the distribution of the shares of the Portfolio. Currently, payments with respect to Class B and Class E shares are limited to 0.25% and 0.15%, respectively, of average net assets, which amount may be increased to the full Plan amount by the Trustees of the Trust without shareholder approval. Because these fees are paid out of Trust assets on an on-going basis, over time these costs will increase the cost of your investment and may cost you more than other types of sales charges.


YOUR INVESTMENT

SHAREHOLDER INFORMATION

The separate accounts of MetLife are the record owners of the Portfolio's shares. Any reference to the shareholder in this Prospectus technically refers to those separate accounts and not to you, the Contract owner. The legal rights of you, the Contract owner, are different from the legal rights of the record owner.

However, MetLife is required to solicit instructions from Contract owners when voting on shareholder issues. Any voting by MetLife as shareholder would therefore reflect the actual votes of Contract owners. Neither the Securities and Exchange Commission nor MetLife requires any specific minimum percentage of Contract owners to vote in order for MetLife to echo vote the remaining unvoted votes. MetLife seeks to obtain a reasonable level of turnout given the particular voting trend. MetLife may use various methods of encouraging Contract owners to vote, including additional solicitations. The practice of echo voting means that a minority of Contract owners may, in practice, determine whether an item passes or fails. Please see "Voting Rights" in the prospectus for the Contracts for more information on your voting rights.

DISCLOSURE OF PORTFOLIO HOLDINGS


Shares of the Trust are offered only to separate accounts of the Insurance Companies. The following information is generally made available on one or more of the Insurance Company websites (including www.metlifeinvestors.com): (i) the ten largest portfolio holdings of the Portfolio; (ii) unless the Adviser has objected, the percentage of the Portfolio's net assets that each of the portfolio holdings represents; and (iii) the percentage of the Portfolio's net assets that these holdings represent in the aggregate. Unless the Adviser has objected, this information is posted on the website as early as on or about the tenth business day following the calendar quarter and no later than on or about the first business day of the second month following the calendar quarter. The Trust may exclude any portion of these holdings from the posting when deemed in the best interest of the Trust. These postings generally remain until replaced by new postings as described above. For these purposes, the Portfolio's ten largest portfolio holdings are not considered to include swaps, futures, or forward currency transactions or transactions transmitted to the Trust's custodian after certain established cut-off times.


A description of the Portfolio's policies and procedures with respect to the disclosure of the Portfolio's portfolio securities is available in the SAI.

DIVIDENDS, DISTRIBUTIONS AND TAXES

DIVIDENDS AND DISTRIBUTIONS

The Portfolio intends to distribute substantially all of its net investment income, if any. The Portfolio distributes its dividends from its net investment income to MetLife's separate accounts at least once a year and not to you, the Contract owner. These distributions are in the form of additional shares and not cash. The result is that the Portfolio's investment performance, including the effect of dividends, is reflected in the cash value of the Contracts. Please see the Contract prospectus for more information.

All net realized long- or short-term capital gains of the Portfolio are also declared once a year and reinvested in the Portfolio.

TAXES

Please see the Contract prospectus for a discussion of the tax impact on you resulting from the income taxes the separate accounts owe as a result of their ownership of the Portfolio's shares and their receipt of dividends and capital gains.

The Portfolio expects to qualify and to continue to qualify as a regulated investment company under Subchapter M of the Code. As qualified, the Portfolio is not subject to federal income tax on that part of its taxable income that it distributes to you. Taxable income consists generally of net investment income, and any capital gains. It is the Portfolio's intention to distribute all such income and gains.

Shares of the Portfolio are currently offered only to the separate accounts of MetLife. Separate accounts are insurance company separate accounts that fund life insurance policies and annuity contracts. Under the Code, an insurance company pays no tax with respect to income of a qualifying separate account when the income is properly allocable to the value of eligible variable annuity or variable life insurance contracts. For a discussion of the taxation of life insurance companies and the separate accounts, as well as the tax treatment of the policies and annuity contracts and the holders thereof, see the discussion of federal income tax considerations included in the prospectus for the Contracts.

Section 817(h) of the Code and the regulations thereunder impose "diversification" requirements on the assets underlying a Contract. The Portfolio intends to maintain diversification which will allow each Contract to satisfy these requirements. These requirements are in addition to the diversification requirements imposed on the Portfolio by Subchapter M and the 1940 Act. Technically, the section 817(h) requirements provide that, with limited exceptions, as of the end of each calendar quarter or within thirty days thereafter no more than 55% of the assets underlying a Contract may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments, and no more than 90% by any four investments. For this purpose, an investment in the Portfolio is treated not as a single investment but as an investment in each asset owned by the Portfolio, so long as shares of the Portfolio are owned only by separate accounts of insurance companies, by qualified pension and retirement plans, and by a limited class of other investors. The Portfolio is and will be so owned. Thus so long as the Portfolio meets the section 817(h) diversification tests, each Contract will also meet those tests. See the prospectus for the Contracts.

The foregoing is only a summary of some of the important federal income tax considerations generally affecting the Portfolio and you; see the SAI for a more detailed discussion. You are urged to consult your tax advisers.

REPORT TO POLICYHOLDERS

The fiscal year of the Portfolio ends on December 31 of each year. The Trust will send to you, at least semi-annually, reports which show the Portfolio's composition and other information. An annual report, with audited information, will be sent to you each year.

SALES AND PURCHASES OF SHARES


The Trust does not sell its shares directly to the public. The Trust continuously sells Class A, Class B and Class E shares of the Portfolio only to the separate accounts of MetLife to fund Contracts. The Trust could also offer shares to other separate accounts of other insurers if approved by the Board of Trustees.


PURCHASE AND REDEMPTION OF SHARES


MetLife Investors Distribution Company is the principal underwriter and distributor of the Trust's shares. MetLife Investors Distribution Company places orders for the purchase or redemption of shares of the Portfolio based on, among other things, the amount of net Contract premiums or purchase payments transferred to the separate accounts, transfers to or from a separate account investment division and benefit payments to be effected on a given date pursuant to the terms of the Contract. Such orders are effected, without sales charge, at the net asset value per share for the Portfolio determined on that same date. The Trust reserves the right to reject or limit all or part of any purchase or exchange order for any reason.


The Portfolio is available as an investment option under a number of different variable insurance products, many of which do not limit the number of transfers among the available underlying funds. A large number of transfers could raise transaction costs for the Portfolio and could require the Adviser to maintain increased cash reserves, which could harm performance in rising markets.


Shares of the Portfolio are sold and redeemed at their net asset value without the imposition of any sales commission or redemption charge. Class A shares are not subject to a Rule 12b-1 fee. Class B and Class E shares are subject to a Rule 12b-1 fee of 0.25% and 0.15%, respectively, of average daily net assets. (However, certain sales or other charges may apply to the Contract, as described in the Contract prospectus.) Under certain circumstances, redemption proceeds may be paid in securities or other property rather than in cash if the Manager determines it is in the best interests of the Trust.


MARKET TIMING

The Trust's Board of Trustees has adopted certain procedures, described below, to discourage certain types of trading in Portfolio shares that may be harmful to long-term investors, specifically (i) trading that is designed to exploit pricing inefficiencies and thereby dilute the returns of long-term investors; or (ii) frequent trading by an investor that generates sufficiently volatile cash flows to be disruptive to a portfolio manager's ability to manage the Portfolio's assets ((i) or (ii), "market timing"). The Trust is not intended for investment by market timers. The Trust does not knowingly accommodate market timing in the Portfolio and, to the Trust's knowledge, there are no arrangements currently in place that are designed to permit any contract owner to engage in market timing. As discussed above, the Trust reserves the right to reject or limit all or part of any purchase or exchange order for any reason.


The Trust requires that the insurance company separate accounts that invest in the Portfolios have in place policies and procedures reasonably designed to detect and deter market timing in the separate accounts by contract owners. In addition, the Manager monitors cashflows of certain Portfolios identified as presenting pricing inefficiencies that could potentially be exploited by market timers, and, with respect to each Portfolio, conducts certain tests to help detect cash outflows or cashflow volatility that may be disruptive to a portfolio manager's ability to manage the Portfolio. If, based on such monitoring, the Manager believes (i) that a Portfolio's cash flows may reflect a pattern of market timing or (ii) that a Portfolio's cash flows may reflect frequent trading that is disruptive to the management of the Portfolio and it is appropriate given the context of the cash flow volatility (e.g., type of Portfolio, amount of assets), the Manager will refer the matter to the appropriate insurance company or companies.

Further, in accordance with Rule 22c-2 under the 1940 Act, the Trust has contracted with insurance separate accounts to enable it to request and receive information regarding transactions in the shares of the Trust's Portfolios and limit transactions that violate the Trust's policies on market timing.


If the Trust finds that any insurance company has in place inadequate policies and procedures, with respect to a particular separate account, to detect and deter market timing in Portfolio shares and there is evidence of market timing in that separate account, the Trust or any of its Portfolios may be discontinued as an investment option of that separate account. In such an event, all contract owners of such separate account would no longer be able to make new investments in the Trust or any of its Portfolios. The Trust reserves the right to modify this policy, including any procedures established from time to time to effectuate this policy, at any time without notice.

LIMITATIONS ON THE TRUST'S ABILITY TO DETECT AND DETER MARKET TIMING

The Portfolio is available as an investment option under a number of different variable insurance products. Owners of these variable insurance products transfer value among sub-accounts of the insurance company separate accounts by contacting the insurance companies. The resulting purchases and redemptions of Portfolio shares are made through omnibus accounts of the insurance companies. The right of an owner of such a variable insurance product to transfer among sub-accounts is governed by a contract between the insurance company and such owner. Many of these contracts do not limit the number of transfers among the available underlying funds that a contract owner may make. The terms of these contracts, the presence of financial intermediaries (including the insurance companies) between the Trust and contract owners, the utilization of omnibus accounts by these intermediaries and other factors such as state insurance laws may limit the Trust's ability to detect and deter market timing. Multiple tiers of such financial intermediaries may further compound the Trust's difficulty in detecting and deterring such market timing activities.

RISKS ASSOCIATED WITH MARKET TIMING GENERALLY

While the Trust will try to detect and deter market timing by utilizing the procedures described above, these procedures may not be successful in identifying or deterring market timing. By realizing profits through short-term trading, contract owners that engage in market timing activities may dilute the value of shares held by long-term investors. Cashflow volatility resulting from frequent trading of Portfolio shares, especially involving large dollar amounts, may disrupt a portfolio manager's ability to manage the Portfolio's assets. Frequent trading may be disruptive if it makes it difficult for the Portfolio to implement its long-term investment strategies, for example by causing the Portfolio to maintain a higher level of its assets in cash to accommodate such frequent trading. Frequent trading may also be disruptive if it forces the Portfolio to sell portfolio securities at inopportune times to raise cash to accommodate such trading activity. In addition, frequent trading may cause the Portfolio to incur increased expenses. For example, as a result of such frequent trading, the Portfolio may be forced to liquidate investments and thereby incur increased brokerage costs. All of these factors may adversely affect Portfolio performance.

Associated with an investment in the Portfolio that itself invests in securities that are, for example, thinly traded, traded infrequently, or relatively less liquid is the risk that the current market price for the securities may not accurately reflect current market values. A market timer may seek to engage in strategies designed to take advantage of these pricing differences ("price arbitrage") and thereby dilute the returns of long-term investors. Portfolios that may be adversely affected by price arbitrage include those Portfolios that significantly invest in small cap equity securities and in certain fixed-income securities, such as high yield bonds.

A Portfolio that invests significantly in foreign securities may be particularly susceptible to strategies designed to exploit pricing inefficiencies. This is because foreign securities are typically traded on markets that close well before the time the Portfolio calculates its net asset value (typically at 4:00 p.m. Eastern Time), which gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities. The time zone differences among international stock markets can allow a market timer engaging in certain strategies to exploit differences in Portfolio share prices that are based on closing prices of foreign securities established some time before the Portfolio calculates its own share price (a type of price arbitrage referred to as "time zone arbitrage"). As discussed more fully below, the Trust has procedures, referred to as fair value pricing, that allow the Trust to adjust closing market prices of foreign securities to reflect what is believed to be the fair value of those securities at the time the Portfolio calculates its net asset value. While there is no assurance, the Portfolio expects that the use of fair value pricing will reduce a market timer's ability to engage in time zone arbitrage to the detriment of Portfolio shareholders.

VALUATION OF SHARES


The Portfolio's net asset value ("NAV") per share is ordinarily determined once daily, as of the close of the regular session of business on the New York Stock Exchange (NYSE) (usually at 4:00 p.m., Eastern Time), on each day the NYSE is open. To the extent that the Portfolio's assets are traded in other markets when the NYSE is closed, the value of the Portfolio's assets may be effected on days when the Trust is not open for business. In addition, trading in some of the Portfolio's assets may not occur when the Trust is open for business.

NAV of a Portfolio share is computed by dividing the value of the net assets of the Portfolio by the total number of shares outstanding in the Portfolio. Share prices for any transaction are those next calculated after receipt of an order.


Except for money market instruments maturing in 60 days or less and foreign securities as discussed below, securities held by the Portfolio are valued at market value. If market values are not readily available, or if available market quotations are not reliable, securities are priced at their fair value as determined by the Valuation Committee of the Trust's Board of Trustees using procedures approved by the Board of Trustees. The Portfolio may use fair value pricing if the value of a security has been materially affected by events occurring before the Portfolio's calculation of NAV but after the close of the primary markets on which the security is traded. The Portfolio may also use fair value pricing if reliable market quotations are unavailable due to infrequent trading or if trading in a particular security was halted during the day and did not resume prior to the Portfolio's calculation of NAV. The use of fair value pricing has the effect of valuing a security based upon the price the Portfolio might reasonably expect to receive if it sold that security but does not guarantee that the security can be sold at the fair value price. Further, because of the inherent uncertainty of fair valuation, a fair valuation price may differ significantly from the value that would have been used had a ready market for the investment existed, and these differences could be material. With respect to any portion of the Portfolio's assets that is invested in other open-end investment companies, that portion of the Portfolio's NAV is calculated based on the NAV of that investment company. The prospectus for the other investment company explains the circumstances and effects of fair value pricing for that investment company.

The Portfolio has retained a third party pricing service to automatically fair value each of its investments that is traded principally on a foreign exchange or market, subject to adjustment by the Trust's Valuation Committee. The Valuation Committee will regularly monitor and review the services provided by the pricing service to the Portfolio and periodically report to the Board on the pricing services' performance.

Money market instruments maturing in 60 days or less are valued on the amortized cost basis.

FINANCIAL HIGHLIGHTS


The following financial highlights table is intended to help you understand the Portfolio's Class A, Class B and Class E shares financial performance for the past 5 years. Certain information reflects financial results for a single Portfolio share. Total return in the table shows how much an investment in the Portfolio would have increased (or decreased) during each period (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, whose report is included in the Annual Report of the Portfolio, which is available upon request.


  MET/AIM SMALL CAP GROWTH PORTFOLIO


                                                         FOR THE YEARS ENDED DECEMBER 31,
                                                      ---------------------------------------
CLASS A                                               2007(A) 2006(A) 2005(A) 2004(A) 2003(A)
---------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                   $13.53  $13.66  $12.84  $12.03   $8.65
                                                      ------- ------- ------- ------- -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT LOSS                                    (0.06)  (0.08)  (0.07)  (0.09)  (0.08)
NET REALIZED AND UNREALIZED GAINS                        1.60    1.97    1.18    0.90    3.46
                                                      ------- ------- ------- ------- -------
TOTAL FROM INVESTMENT OPERATIONS                         1.54    1.89    1.11    0.81    3.38
                                                      ------- ------- ------- ------- -------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                       --      --      --      --      --
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS          (0.21)  (2.02)  (0.29)      --      --
                                                      ------- ------- ------- ------- -------
TOTAL DISTRIBUTIONS:                                   (0.21)  (2.02)  (0.29)      --      --
                                                      ------- ------- ------- ------- -------
NET ASSET VALUE, END OF PERIOD                         $14.86  $13.53  $13.66  $12.84  $12.03
                                                      ------- ------- ------- ------- -------
TOTAL RETURN                                           11.40%  13.91%   8.59%   6.73%  39.08%
                                                      ------- ------- ------- ------- -------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                $587.1  $329.3  $215.4   $92.5    $6.2
RATIOS TO AVERAGE NET ASSETS(1):

EXPENSES**                                              0.92%   0.97%   0.99%   1.03%   1.04%
NET INVESTMENT LOSS                                   (0.42)% (0.58)% (0.53)% (0.74)% (0.78)%
PORTFOLIO TURNOVER RATE                                 33.6%   56.4%   74.8%   94.9%   29.8%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                0.92%   0.98%  0.96%*  1.02%*   1.16%

--------------------------------------------------------------------------------


* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.

** Prior to 05/01/2003, broker rebates were excluded from the calculation of the expense limitation.

(a) Net investment loss per share was calculated using average shares outstanding.

                                             MET/AIM SMALL CAP GROWTH PORTFOLIO


                                                         FOR THE YEARS ENDED DECEMBER 31,
                                                      ---------------------------------------
CLASS B                                               2007(A) 2006(A) 2005(A) 2004(A) 2003(A)
---------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                   $13.39  $13.51  $12.74  $11.97   $8.62
                                                      ------- ------- ------- ------- -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT LOSS                                    (0.10)  (0.11)  (0.10)  (0.12)  (0.11)
NET REALIZED AND UNREALIZED GAINS                        1.58    2.01    1.16    0.89    3.46
                                                      ------- ------- ------- ------- -------
TOTAL FROM INVESTMENT OPERATIONS                         1.48    1.90    1.06    0.77    3.35
                                                      ------- ------- ------- ------- -------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                       --      --      --      --      --
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS          (0.21)  (2.02)  (0.29)      --      --
                                                      ------- ------- ------- ------- -------
TOTAL DISTRIBUTIONS:                                   (0.21)  (2.02)  (0.29)      --      --
                                                      ------- ------- ------- ------- -------
NET ASSET VALUE, END OF PERIOD                         $14.66  $13.39  $13.51  $12.74  $11.97
                                                      ------- ------- ------- ------- -------
TOTAL RETURN                                           11.07%  14.18%   8.27%   6.43%  38.86%
                                                      ------- ------- ------- ------- -------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                $292.0  $299.7  $297.1  $309.7  $206.3
RATIOS TO AVERAGE NET ASSETS(1):

EXPENSES**                                              1.16%   1.21%   1.25%   1.29%   1.30%
NET INVESTMENT LOSS                                   (0.69)% (0.83)% (0.80)% (1.03)% (1.04)%
PORTFOLIO TURNOVER RATE                                 33.6%   56.4%   74.8%   94.9%   29.8%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                1.17%   1.23%  1.20%*  1.23%*   1.36%

--------------------------------------------------------------------------------
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.

** Prior to 05/01/2003, broker rebates were excluded from the calculation of the expense limitation.

(a) Net investment loss per share was calculated using average shares outstanding.

  MET/AIM SMALL CAP GROWTH PORTFOLIO


                                                         FOR THE YEARS ENDED DECEMBER 31,
                                                      ---------------------------------------
CLASS E                                               2007(A) 2006(A) 2005(A) 2004(A) 2003(A)
---------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                   $13.50  $13.60  $12.80  $12.01   $8.64
                                                      ------- ------- ------- ------- -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT LOSS                                    (0.09)  (0.10)  (0.09)  (0.11)  (0.10)
NET REALIZED AND UNREALIZED GAINS                        1.60    2.02    1.18    0.90    3.47
                                                      ------- ------- ------- ------- -------
TOTAL FROM INVESTMENT OPERATIONS                         1.51    1.92    1.09    0.79    3.37
                                                      ------- ------- ------- ------- -------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                       --      --      --      --      --
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS          (0.21)  (2.02)  (0.29)      --      --
                                                      ------- ------- ------- ------- -------
TOTAL DISTRIBUTIONS                                    (0.21)  (2.02)  (0.29)      --      --
                                                      ------- ------- ------- ------- -------
NET ASSET VALUE, END OF PERIOD                         $14.80  $13.50  $13.60  $12.80  $12.01
                                                      ------- ------- ------- ------- -------
TOTAL RETURN                                           11.20%  14.25%   8.46%   6.58%  39.00%
                                                      ------- ------- ------- ------- -------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                 $17.9   $15.4   $13.4   $12.4    $8.6
RATIOS TO AVERAGE NET ASSETS(1):

EXPENSES**                                              1.07%   1.11%   1.15%   1.18%   1.20%
NET INVESTMENT LOSS                                   (0.58)% (0.73)% (0.70)% (0.93)% (0.94)%
PORTFOLIO TURNOVER RATE                                 33.6%   56.4%   74.8%   94.9%   29.8%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                1.07%   1.13%  1.11%*  1.13%*   1.25%

--------------------------------------------------------------------------------

* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
** Prior to 05/01/2003, broker rebates were excluded from the calculation of the expense limitation.

(a) Net investment loss per share was calculated using average shares outstanding.

FOR MORE INFORMATION

If you would like more information about the Portfolio, the following documents are available to you free upon request:

ANNUAL/SEMI-ANNUAL REPORTS

Contain additional information about the Portfolio's performance. In the Portfolio's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION ("SAI")

Provides a fuller technical and legal description of the Portfolio's policies, investment restrictions, and business structure. The SAI is legally considered to be a part of this Prospectus.

IF YOU WOULD LIKE A COPY OF THE CURRENT VERSIONS OF THESE DOCUMENTS, OR OTHER INFORMATION ABOUT THE PORTFOLIO, CONTACT:

                          MET INVESTORS SERIES TRUST
                           5 PARK PLAZA, SUITE 1900
                           IRVINE, CALIFORNIA 92614

                                1-800-848-3854

Free copies of the SAI and Annual and Semi-Annual Reports are available at the following website: www.metlifeinvestors.com

Information about the Portfolio, including the Annual and Semi-annual Reports and SAI, may also be obtained from the Securities and Exchange Commission ("SEC"):

[_] IN PERSONReview and copy documents in the SEC's Public Reference Room in
             Washington, D.C. (for information call 202-551-8090).

[_] ON LINE  Retrieve information from the EDGAR database on the SEC's web site at: http://www.sec.gov.

[_] BY MAIL  Request documents, upon payment of a duplicating fee, by writing to SEC, Public Reference Section, Washington, D.C. 20549 or by e-mailing the SEC at publicinfo@sec.gov.

                             SEC FILE # 811-10183

                                 MET INVESTORS
                            S E R I E S   T R U S T

                     Met/Franklin Mutual Shares Portfolio

                          Class A and Class B Shares

                                __PROSPECTUS__

                                APRIL 28, 2008

Like all securities, these securities have not been approved or disapproved by the Securities and Exchange Commission, nor has the Securities and
       Exchange Commission passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

                           ____TABLE OF CONTENTS____


                                                          PAGE

              INTRODUCTION                                 3
                 Understanding the Trust                   3
                 Understanding the Portfolio               3

              THE PORTFOLIO                                4

                INVESTMENT SUMMARY                         4
                 Met/Franklin Mutual Shares Portfolio      5

                ADDITIONAL INVESTMENT STRATEGIES           11
                MANAGEMENT                                 15
                 The Manager                               15
                 The Adviser                               16
                 Distribution Plan                         18

              YOUR INVESTMENT                              18
                 Shareholder Information                   18
                 Dividends, Distributions and Taxes        19
                 Sales and Purchases of Shares             20

              FOR MORE INFORMATION                     Back Cover

INTRODUCTION

UNDERSTANDING THE TRUST

Met Investors Series Trust (the "Trust") is an open-end management investment company that offers a selection of fifty-two managed investment portfolios or mutual funds, only one of which is offered through this Prospectus (the "Portfolio"). Please see the Investment Summary section of this Prospectus for specific information on the Portfolio.

  INVESTING THROUGH A VARIABLE INSURANCE CONTRACT

  Class A and Class B shares of the Portfolio are currently only sold to separate accounts of Metropolitan Life Insurance Company and certain of its affiliates (collectively, "MetLife" or the "Insurance Companies") to fund the benefits under certain individual flexible premium variable life insurance policies and individual and group variable annuity contracts (collectively, "Contracts"). As a Contract owner, your premium payments are allocated to the Portfolio in accordance with your Contract.

  A particular class of the Portfolio may not be available under the Contract you have chosen. The prospectus for the Contracts shows the classes available to you. Please read this Prospectus carefully. It provides information to assist you in your decision. If you would like additional information about the Portfolio, please request a copy of the Statement of Additional Information ("SAI"). For details about how to obtain a copy of the SAI and other reports and information, see the back cover of this Prospectus. The SAI is incorporated by reference into this Prospectus.

  The Portfolio's name and investment objective are very similar to a certain publicly available mutual fund that is managed by the same investment adviser. The Portfolio in this Prospectus is not that publicly available mutual fund and will not have the same performance. Different performance will result from such factors as different implementation of investment policies, different investment restrictions, different cash flows into and out of the Portfolio, different fees and expenses, and different asset sizes.

UNDERSTANDING THE PORTFOLIO

After this Introduction you will find an Investment Summary for the Portfolio. The Investment Summary presents important facts about the Portfolio, including information about its investment objective, principal investment strategy, primary risks, fees and expenses and past performance.


 PLEASE SEE THE CONTRACT PROSPECTUS FOR A DETAILED EXPLANATION OF YOUR CONTRACT.

                                 THE PORTFOLIO


 THE PORTFOLIO IN THIS PROSPECTUS IS A MUTUAL FUND: A POOLED INVESTMENT THAT IS PROFESSIONALLY MANAGED AND THAT GIVES YOU THE OPPORTUNITY TO PARTICIPATE IN FINANCIAL MARKETS. THE PORTFOLIO STRIVES TO REACH ITS STATED INVESTMENT OBJECTIVE, WHICH CAN BE CHANGED WITHOUT SHAREHOLDER APPROVAL. AS WITH ALL MUTUAL FUNDS, THERE IS NO GUARANTEE THAT THE PORTFOLIO WILL ACHIEVE ITS INVESTMENT OBJECTIVE.


 THE PORTFOLIO'S ADVISER MAY SELL THE PORTFOLIO SECURITY WHEN THE VALUE OF THE INVESTMENT REACHES OR EXCEEDS ITS ESTIMATED FAIR VALUE, TO TAKE ADVANTAGE OF MORE ATTRACTIVE INVESTMENT OPPORTUNITIES, WHEN THE ISSUER'S INVESTMENT FUNDAMENTALS BEGIN TO DETERIORATE, WHEN THE PORTFOLIO MUST MEET REDEMPTIONS, OR FOR OTHER INVESTMENT REASONS.


INVESTMENT SUMMARY

The Portfolio's summary discusses the following:

    INVESTMENT OBJECTIVE
    What is the Portfolio's investment goal?

    PRINCIPAL INVESTMENT STRATEGY
    How does the Portfolio attempt to achieve its investment goal? What types of investments does it contain? What style of investing and investment philosophy does it follow?

    PRIMARY RISKS
    What are the specific risks of investing in the Portfolio?

    PAST PERFORMANCE
    How well has the Portfolio performed over time?

    FEES AND EXPENSES
    What is the cost of investing in the Portfolio?

In addition to its principal investment strategy, the Portfolio may invest in various types of securities and engage in various investment techniques and practices which are not the principal focus of the Portfolio and therefore are not described in the Investment Summary section of the Prospectus. These other securities and investment techniques and practices in which the Portfolio may engage, together with their risks, are briefly discussed in "Additional Investment Strategies" in this Prospectus.

The SAI provides more detailed information regarding the various types of securities that the Portfolio may purchase and certain investment techniques and practices of its investment adviser.

The Contracts may be sold by banks. AN INVESTMENT IN THE PORTFOLIO OF THE TRUST THROUGH A CONTRACT IS NOT A DEPOSIT OR OBLIGATION OF, OR GUARANTEED BY, ANY BANK, AND IS NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY OF THE U.S. GOVERNMENT.

                     MET/FRANKLIN MUTUAL SHARES PORTFOLIO

INVESTMENT OBJECTIVE:

Capital appreciation, which may occasionally be short-term. The Portfolio's secondary investment objective is income.

PRINCIPAL INVESTMENT STRATEGY:

Under normal market conditions, the Portfolio invests primarily in equity securities (including securities convertible into, or that the investment adviser expects to be exchanged for, common or preferred stock) of U.S. and foreign companies that the Adviser believes are available at market prices less than their value based on certain recognized or objective criteria (intrinsic value).

Following this value-oriented strategy, the Portfolio invests primarily in undervalued securities, which are securities trading at a discount to intrinsic value. The Portfolio also invests in, to a lesser extent, in:

  . Risk arbitrage securities, which are securities of companies involved in restructurings (such as mergers, acquisitions, consolidations, liquidations, spin-offs, or tender or exchange offers) or that the Adviser believes are cheap relative to an economically equivalent security of the same or another company; and

  . Distressed companies, which are securities of companies that are, or are about to be, involved in reorganizations, financial restructurings, or bankruptcy.

In pursuit of its value-oriented strategy, the Portfolio is not limited to pre-set maximums or minimums governing the size of the companies in which it may invest. However, as a general rule, the Portfolio intends to invest the equity portion of its portfolio predominantly (up to 100%) in mid- and large cap companies, with a small portion in small-cap companies. For these purposes, mid- and large-cap companies are considered by the Adviser to be those companies with market capitalization values greater than $1.5 billion.


While the Portfolio generally purchases securities for investment purposes, the Adviser may seek to influence or control management by communicating with management and may coordinate with other shareholders to influence management or to cause changes in policy, or invest in other companies that do so, when the Adviser believes the Portfolio may benefit. The Portfolio expects to invest a significant portion (up to 35%) of its assets in foreign securities, which may include sovereign debt and participations in foreign government debt.


The Portfolio may attempt, from time to time, to hedge (protect) against currency risks, largely using forward foreign currency exchange contracts, when, in the Adviser's opinion, it would be advantageous to the Portfolio to do so.

The Portfolio's investments in distressed companies typically involve the purchase of bank debt, lower-rated or defaulted debt securities, comparable unrated debt securities, or other indebtedness (or participations in the indebtedness) of such companies. Such other indebtedness generally represents a specific commercial loan or portion of a loan made to a company by a financial institution such as a bank. Loan participations represent fractional interests in a company's indebtedness and are generally made available by banks or other institutional investors. By purchasing all or a part of a company's direct indebtedness, the Portfolio, in effect, steps into the shoes of the lender. If the loan is secured, the Portfolio will have a priority claim to the assets of the company ahead of unsecured creditors and stockholders. The Portfolio will generally make such investments to achieve capital appreciation, rather than to seek income.

The Portfolio may also engage from time to time in an "arbitrage" strategy. When engaging in an arbitrage strategy, the Portfolio typically buys one security while at the same time selling short another security. The Portfolio generally buys the security that the Adviser believes is either cheap relative to the price of the other security or otherwise undervalued, and sell short the security that the Adviser believes is either expensive relative to the price of the other security or otherwise overvalued. In doing so, the Portfolio attempts to profit from a perceived relationship between the values of the two securities. The Portfolio generally engages in an arbitrage strategy in connection with an announced corporate restructuring, such as a merger, acquisition or tender offer, or other corporate action or event such as an exchange offer.

PORTFOLIO SELECTION

The Adviser employs a research driven, fundamental value strategy for the Portfolio. In choosing equity investments, the Adviser focuses on the market price of a company's securities relative to the Adviser's own evaluation of the company's asset value, including an analysis of book value, cash flow potential, long-term earnings, and multiples of earnings. Similarly, debt securities and other indebtedness, including loan participations, are generally selected based on the Adviser's own analysis of the security's intrinsic value rather than the coupon rate or rating of the security. The Adviser examines each investment separately and there are no set criteria as to specific value parameters, asset size, earnings or industry type.

PRIMARY RISKS:

The value of your investment in the Portfolio may be affected by one or more of the following risks, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate. Please note that there are many other circumstances that could adversely affect your investment and prevent the Portfolio from reaching its objective, which are not described here.

MARKET RISK


The Portfolio's share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including disappointing corporate earnings, adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or a company may deteriorate. In addition, an assessment by the Portfolio's adviser of particular companies may prove incorrect, resulting in losses or poor performance by those holdings, even in a rising market. The Portfolio could also miss attractive investment opportunities if its adviser underweights markets or industries where there are significant returns, and could lose value if the adviser overweights markets or industries where there are significant declines.

Stocks purchased in initial public offerings (IPOs) have a tendency to fluctuate in value significantly shortly after the IPO relative to the price at which they were purchased. These fluctuations could impact the net asset value and return earned on the Portfolio's shares.

INTEREST RATE RISK

The values of debt securities are subject to change when prevailing interest rates change. When interest rates go up, the value of debt securities and certain dividend paying stocks tends to fall. If a Portfolio invests a significant portion of its assets in debt securities or stocks purchased primarily for dividend income and interest rates rise, then the value of an investment in such Portfolio may decline. Alternatively, when interest rates go down, the value of debt securities and certain dividend paying stocks may rise.

Interest rate risk will affect the price of a fixed income security more if the security has a longer maturity because changes in interest rates are increasingly difficult to predict over longer periods of time. Fixed income securities with longer maturities will therefore be more volatile than other fixed income securities with shorter maturities. Conversely, fixed income securities with shorter maturities will be less volatile but generally provide lower returns than fixed income securities with longer maturities. The average maturity and duration of the Portfolio's fixed income investments will affect the volatility of the Portfolio's share price.

CREDIT RISK

The value of debt securities is directly affected by an issuer's ability to pay principal and interest on time. If the Portfolio invests in debt securities, the value of your investment may be adversely affected when an issuer fails to pay an obligation on a timely basis. The Portfolio may also be subject to credit risk to the extent it engages in transactions, such as securities loans, repurchase agreements or certain derivatives, which involve a promise by a third party to honor an obligation to the Portfolio. Such third party may be unwilling or unable to honor its financial obligations.

HIGH YIELD DEBT SECURITY RISK

High yield debt securities, or junk bonds, are securities which are rated below "investment grade" or are not rated, but are of equivalent quality. High yield debt securities range from those for which the prospect for repayment of principal and interest is predominantly speculative to those which are currently in default on principal or interest payments. The Portfolio with high yield debt securities may be more susceptible to credit risk and market risk than a portfolio that invests only in higher quality debt securities because these lower-rated debt securities are less secure financially and more sensitive to downturns in the economy. In addition, the secondary market for such securities may not be as liquid as that for more highly rated debt securities. As a result, the Portfolio's adviser may find it more difficult to sell these securities or may have to sell them at lower prices.

You should understand that high yield securities are not generally meant for short-term investing. When a Portfolio invests in high yield securities it generally seeks to receive a correspondingly higher return to compensate it for the additional credit risk and market risk it has assumed.

FOREIGN INVESTMENT RISK

Investments in foreign securities involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject:

  . These risks may include the seizure by the government of company assets, excessive taxation, withholding taxes on dividends and interest, limitations on the use or transfer of portfolio assets, and political or social instability.

  . Enforcing legal rights may be difficult, costly and slow in foreign countries, and there may be special problems enforcing claims against foreign governments.

  . Foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there may be less public information about their operations.

  .  Foreign markets may be less liquid and more volatile than U.S. markets.

  . Foreign securities often trade in currencies other than the U.S. dollar, and the Portfolio may directly hold foreign currencies and purchase and sell foreign currencies. Changes in currency exchange rates will affect the Portfolio's net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of foreign securities. An increase in the strength of the U.S. dollar relative to these other currencies may cause the value of the Portfolio to decline. Certain foreign currencies may be particularly volatile, and foreign governments may intervene in the currency markets, causing a decline in value or liquidity of the Portfolio's foreign currency or securities holdings.

  . Costs of buying, selling and holding foreign securities, including brokerage, tax and custody costs, may be higher than those involved in domestic transactions.

MARKET CAPITALIZATION RISK

Stocks fall into three broad market capitalization categories--large, medium and small. Investing primarily in one category carries the risk that due to current market conditions that category may be out of favor. If valuations of large capitalization companies appear to be greatly out of proportion to the valuations of small or medium capitalization companies, investors may migrate to the stocks of small and mid-sized companies causing a portfolio that invests in these companies to increase in value more rapidly than a portfolio that invests in larger, fully-valued companies. Larger more established companies may also be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion. Investing in medium and small capitalization companies may be subject to special risks associated with narrower product lines, more limited financial resources, smaller management groups, and a more limited trading market for their stocks as compared with larger companies. Securities of smaller capitalization issuers may therefore be subject to greater price volatility and may decline more significantly in market downturns than securities of larger companies. In some cases, these companies may be relatively new issuers (I.E., those having continuous operating histories of less than three years) which carries other risks in addition to the risks of other medium and small capitalization companies. New issuers may be more speculative because such companies are relatively unseasoned. These companies will often be involved in the development or marketing of a new product with no established market, which could lead to significant losses.

INVESTMENT STYLE RISK

Different investment styles tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. The Portfolio may outperform or underperform other funds that employ a different investment style. The Portfolio may also employ a combination of styles that impact its risk characteristics. Examples of different investment styles include growth and value investing. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's growth of earnings potential. Also, since growth companies usually invest a high portion of earnings in their business, growth stocks may lack the dividends of some value stocks that can cushion stock prices in a falling market. Growth oriented funds will typically underperform when value investing is in favor. Value stocks are those which are undervalued in comparison to their peers due to adverse business developments or other factors. Value investing carries the risk that the market will not recognize a security's inherent value for a long time, or that a stock judged to be undervalued may actually be appropriately priced or overvalued. Value oriented funds will typically underperform when growth investing is in favor.

In addition, the Portfolio's investments in derivatives can significantly increase the Portfolio's exposure to market risk or credit risk of the counterparty. Derivatives can also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the relevant assets, rates and indices.

A merger or other restructuring, or a tender or exchange offer, proposed or pending at the time the Portfolio invests in risk arbitrage securities may not be completed on the terms or within the time frame contemplated, resulting in losses to the Portfolio. Debt obligations of distressed companies typically are unrated, lower-rated, in default or close to default. Also, securities of distressed companies are generally more likely to become worthless than the securities of more financially stable companies.

PAST PERFORMANCE:


As of the date of this Prospectus, the Portfolio had not commenced operations. No performance information is currently available. For information on Franklin Mutual Advisers, LLC's prior performance with a comparable fund, see page 17.






 PORTFOLIO MANAGEMENT:


..  Franklin Mutual Advisers, LLC see page 17

FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are estimated for the year ended December 31, 2008 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.


SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE


Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                          Class A Class B
---------------------------------------------------------
Management Fee                             0.80%   0.80%
---------------------------------------------------------
12b-1 Fees                                 None    0.25%
---------------------------------------------------------
Other Expenses                             0.29%   0.29%
---------------------------------------------------------
Total Annual Portfolio Operating Expenses
 Before Expense Waiver                     1.09%   1.34%
---------------------------------------------------------
Contractual Expense Waiver*                0.19%   0.19%
---------------------------------------------------------
Total Annual Portfolio Operating Expenses
 After Expense Waiver                      0.90%   1.15%
---------------------------------------------------------

        * Met Investors Advisory, LLC (the "Manager") and the Trust have entered into an Expense Limitation Agreement whereby the total Annual Portfolio Operating Expenses for the Class A and Class B shares of the Portfolio will not exceed 0.90% and 1.15%, respectively, for the period ended April 30, 2009 and in any year in which the Agreement is in effect. Under certain circumstances, any fees waived or expenses reimbursed by the Manager may, with the approval of the Trust's Board of Trustees, be repaid to the Manager.

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same and that all expense limitations remain in effect only for the period ended April 30, 2009. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES

        Class A  Class B
-------------------------
1 Year  $     92 $    118
-------------------------
3 Years $    329 $    408
-------------------------

ADDITIONAL INVESTMENT STRATEGIES

In addition to the principal investment strategies discussed in the Portfolio's Investment Summary, the Portfolio may at times invest a portion of its assets in the investment strategies and may engage in certain investment techniques as described below. The SAI provides a more detailed discussion of certain of these and other securities and indicates if the Portfolio is subject to any limitations with respect to a particular investment strategy. These strategies and techniques may involve risks. The Portfolio is not limited by this discussion and may invest in other types of securities not precluded by the policies discussed elsewhere in this Prospectus.

CONVERTIBLE SECURITIES. Convertible securities are preferred stocks or bonds that pay a fixed dividend or interest payment and are convertible into common stock at a specified price or conversion ratio.

Traditionally, convertible securities have paid dividends or interest rates higher than common stocks but lower than nonconvertible securities. They generally participate in the appreciation or depreciation of the underlying stock into which they are convertible, but to a lesser degree. These securities are also subject to market risk, interest rate risk and credit risk.

DEPOSITARY RECEIPTS. Depositary receipts are receipts for shares of a foreign-based corporation that entitle the holder to dividends and capital gains on the underlying security. Receipts include those issued by domestic banks (American Depositary Receipts), foreign banks (Global or European Depositary Receipts), and broker-dealers (depositary shares).

These instruments are subject to market risk and foreign investment risk.

DERIVATIVES. Derivatives are used to limit risk in the Portfolio or to enhance investment return or to implement cash strategies, and have a return tied to a formula based upon an interest rate, index, price of a security, or other measurement. Derivatives include options, futures, forward contracts and related products.

Options are the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price.

Futures are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date.

Forward contracts are contracts to purchase or sell a specified amount of a financial instrument for an agreed upon price at a specified time.

Derivatives may be used to hedge against an opposite position that the Portfolio holds. Any loss generated by the derivatives should be offset by gains in the hedged investment. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains or result in losses or missed opportunities. In addition, derivatives that are used for hedging the Portfolio in specific securities may not fully offset the underlying positions. The counterparty to a derivatives contract also could default. Derivatives that involve leverage could magnify losses.

Derivatives may also be used to maintain the Portfolio's exposure to the market, manage cash flows or to attempt to increase income. Using derivatives for purposes other than hedging is speculative and involves greater risks. In many foreign countries, futures and options markets do not exist or are not sufficiently developed to be effectively used by the Portfolio that invests in foreign securities.

DIRECT PARTICIPATION IN CORPORATE LOANS. By purchasing a loan, the Portfolio acquires some or all of the interest of a bank or other lending institution in a loan to a corporate borrower. Many such loans are secured, and most impose restrictive covenants which must be met by the borrower. These loans are made generally to finance internal growth, mergers, acquisitions, stock repurchases, leveraged buy-outs and other corporate activities. Such loans may be in default at the time of purchase. The Portfolio may also purchase trade or other claims against companies, which generally represent money owed by the company to a supplier of goods or services. These claims may also be purchased at a time when the company is in default. Certain of the loans acquired by the Portfolio may involve revolving credit facilities or other standby financing commitments which obligate the Portfolio to pay additional cash on a certain date or on demand.

The highly leveraged nature of many such loans may make such loans especially vulnerable to adverse changes in economic or market conditions. Loans and other direct investments may not be in the form of securities or may be subject to restrictions on transfer, and only limited opportunities may exist to resell such instruments. As a result, the Portfolio may be unable to sell such investments at an opportune time or may have to resell them at less than fair market value.

FOREIGN CURRENCY TRANSACTIONS. Foreign currency transactions are entered into for the purpose of hedging against foreign exchange risk arising from the Portfolio's investment or anticipated investment in securities denominated in foreign currencies. The Portfolio also may enter into these contracts for purposes of increasing exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. Foreign currency transactions include the purchase of foreign currency on a spot (or cash) basis, contracts to purchase or sell foreign currencies at a future date (forward contracts), the purchase and sale of foreign currency futures contracts, and the purchase of exchange traded and over-the-counter call and put options on foreign currency futures contracts and on foreign currencies.

These hedging transactions do not eliminate fluctuations in the underlying prices of the securities which the Portfolio owns or intends to purchase or sell. They simply establish a rate of exchange which can be achieved at some future point in time.

Foreign currency exchange rates may fluctuate significantly over short periods of time. A forward foreign currency exchange contract reduces the Portfolio's exposure to changes in the value of the currency it will deliver and increases its exposure to changes in the value of the currency it will exchange into. Contracts to sell foreign currency will limit any potential gain which might be realized by the Portfolio if the value of the hedged currency increases. In the case of forward contracts entered into for the purpose of increasing return, the Portfolio may sustain losses which will reduce its gross income. Forward foreign currency exchange contracts also involve the risk that the party with which the Portfolio enters the contract may fail to perform its obligations to the Portfolio. The purchase and sale of foreign currency futures contracts and the purchase of call and put options on foreign currency futures contracts and on foreign currencies involve certain risks associated with derivatives.

HIGH QUALITY SHORT-TERM DEBT OBLIGATIONS, INCLUDING BANKERS' ACCEPTANCES, COMMERCIAL PAPER AND CERTIFICATES OF DEPOSIT ISSUED OR GUARANTEED BY BANK HOLDING COMPANIES IN THE U.S., THEIR SUBSIDIARIES AND FOREIGN BRANCHES OR OF THE WORLD BANK; VARIABLE AMOUNT MASTER DEMAND NOTES AND VARIABLE RATE NOTES ISSUED BY U.S. AND FOREIGN CORPORATIONS.

Commercial paper is a short-term debt obligation with a maturity ranging from one to 270 days issued by banks, corporations, and other borrowers to investors seeking to invest idle cash.

Variable amount master demand notes differ from ordinary commercial paper in that they are issued pursuant to a written agreement between the issuer and the holder, their amounts may be increased from time to time by the holder (subject to an agreed maximum) or decreased by the holder or the issuer, they are payable on demand, the rate of interest payable on them varies with an agreed formula and they are typically not rated by a rating agency. Transfer of such notes is usually restricted by the issuer, and there is no secondary trading market for them. Any variable amount master demand note purchased by the Portfolio will be regarded as an illiquid security.

These instruments are subject to credit risk, interest rate risk and foreign investment risk.


HIGH YIELD/HIGH RISK DEBT SECURITIES. High yield/high risk debt securities are securities that are rated below investment grade by the primary rating agencies (e.g., BB or lower by S&P, and Ba or lower by Moody's Investors Service, Inc. ("Moody's")). Other terms commonly used to describe such securities include "lower rated bonds," "noninvestment grade bonds," and "junk bonds."

High yield/high risk debt securities are subject to high yield debt security risk as described in "Primary Risks" above.


ILLIQUID AND RESTRICTED SECURITIES. The Portfolio may invest a portion of its assets in restricted and illiquid securities, which are investments that the Portfolio cannot easily resell within seven days at current value or that have contractual or legal restriction on resale. Restricted securities include those which are not registered under the Securities Act of 1933, as amended (the "1933 Act"), and are purchased directly from the issuer or in the secondary market (private placements).

If the Portfolio buys restricted or illiquid securities it may be unable to quickly resell them or may be able to sell them only at a price below current value or could have difficulty valuing these holdings precisely.

In recent years, however, a large institutional market has developed for certain securities that are not registered under the 1933 Act, including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

INVESTMENTS IN OTHER INVESTMENT COMPANIES, INCLUDING PASSIVE FOREIGN INVESTMENT COMPANIES. When the Portfolio invests in another investment company, it must bear the management and other fees of the investment company, in addition to its own expenses. As a result, the Portfolio may be exposed to duplicate expenses which could lower its value. Investments in passive foreign investment companies also are subject to foreign investment risk.

Passive foreign investment companies are any foreign corporations which generate certain amounts of passive income or hold certain amounts of assets for the production of passive income. Passive income includes dividends, royalties, rent, and annuities.


REAL ESTATE INVESTMENT TRUSTS. REITs are entities which invest in commercial and other real estate properties. Risks associated with investments in securities of companies in the real estate industry include: decline in the value of real estate; risks related to general and local economic conditions; overbuilding and increased competition; increases in property taxes and operating expenses; changes in zoning laws; casualty or condemnation losses; variations in rental income; changes in neighborhood values; the appeal of properties to tenants; and increases in interest rates. In addition, equity REITs may be affected by changes in the values of the underlying property owned by the trusts, while mortgage REITs may be affected by the quality of credit extended. REITs are dependent upon management skills, may not be diversified and are subject to the risks of financing projects. Such REITs are also subject to heavy cash flow dependency, defaults by borrowers, self liquidation and the possibility of failing to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended (the "Code"), and to maintain exemption from the 1940 Act. In the event an issuer of debt securities collateralized by real estate defaults, it is conceivable that the REITs could end up holding the underlying real estate. The Portfolio, as a shareholder of a REIT, bears a portion of the REIT's annual operating expenses.


RIGHTS AND WARRANTS. Warrants basically are options to purchase equity securities at specific prices valid for a specific period of time. Their prices do not necessarily move parallel to the prices of the underlying securities. Rights are similar to warrants, but normally have a short duration and are distributed directly by the issuer to its shareholders. Rights and warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer. These investments carry the risk that they may be worthless to the Portfolio at the time it may exercise its rights, due to the fact that the underlying securities have a market value less than the exercise price. Warrants also include Low Exercise Price Call Warrants or other structured securities for the purpose of gaining exposure to stocks in difficult to access foreign local markets.

U.S. GOVERNMENT SECURITIES. U.S. Government securities include direct obligations of the U.S. Government that are supported by its full faith and credit, like Treasury bills and GNMA certificates. Treasury bills have initial maturities of less than one year, Treasury notes have initial maturities of one to ten years and Treasury bonds may be issued with any maturity but generally have maturities of at least ten years. U.S. Government securities also include indirect obligations of the U.S. Government that are issued by federal agencies and government-sponsored entities, like bonds and notes issued by the Federal Home Loan Bank and Fannie Mae. Unlike Treasury securities, agency securities generally are not backed by the full faith and credit of the U.S. Government. Some agency securities are supported by the right of the issuer to borrow from the Treasury, others are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations and others are supported only by the credit of the sponsoring agency.

U.S. Government securities are subject to interest rate risk. Credit risk is remote.

DEFENSIVE INVESTMENTS

Under adverse market or economic conditions, the Portfolio could invest for temporary defensive purposes some or all of its assets in cash, cash equivalents or other high quality short-term instruments or utilize other investment strategies that may be inconsistent with the Portfolio's principal investment strategy. Temporary defensive instruments generally include U.S. government securities, bank time deposits denominated in the currency of any major nation, commercial paper and repurchase agreements. The Adviser may also invest in these types of securities or hold cash while looking for suitable investment opportunities or to maintain liquidity. Although the Portfolio would employ these measures only in seeking to avoid losses, they could reduce the benefit from an upswing in the market or prevent the Portfolio from meeting its investment objective.

PORTFOLIO TURNOVER

The Portfolio's Adviser will sell a security when it believes it is appropriate to do so, regardless of how long the Portfolio has owned that security. Buying and selling securities generally involves some expense to the Portfolio, such as commissions paid to brokers and other transaction costs. Generally speaking, the higher the Portfolio's annual portfolio turnover rate, the greater its brokerage costs. Increased brokerage costs may adversely affect the Portfolio's performance. The Portfolio generally intends to purchase securities for long-term investment and therefore will have a relatively low turnover rate. Annual turnover rate of 100% or more is considered high and will result in increased costs to the Portfolio.

DOWNGRADES IN FIXED INCOME DEBT SECURITIES

Unless required by applicable law, the Portfolio is not required to sell or dispose of any debt security that either loses its rating or has its rating reduced after the Portfolio purchases the security.

MANAGEMENT

The Trust's Board of Trustees is responsible for managing the business affairs of the Trust. The Trustees meet periodically to review the affairs of the Trust and to establish certain guidelines which the Manager and Adviser are expected to follow in implementing the investment policies and objectives of the Trust. The Trustees also review the management of the Portfolio's assets by the Adviser. Information about the Trustees and executive officers of the Trust is contained in the SAI.

THE MANAGER

Met Investors Advisory, LLC (previously defined as the "Manager"), 5 Park Plaza, Suite 1900, Irvine, California 92614, has overall responsibility for the general management and admin-istration of the Portfolio. The Manager selects and pays the fees of the Adviser and monitors the Adviser's investment program. The Manager is an affiliate of MetLife. As compensation for its services to the Portfolio, the Manager receives monthly compensation at an annual rate of 0.80% of the average daily net assets of the Portfolio.


A discussion regarding the basis of the decision of the Trust's Board of Trustees to approve the Management Agreement with the Manager will be available in the Portfolio's semi-annual report.

EXPENSE LIMITATION AGREEMENT


In the interest of limiting expenses of the Portfolio until April 30, 2009, the Manager has entered into an expense limitation agreement with the Trust ("Expense Limitation Agreement"). Pursuant to that Expense Limitation Agreement, the Manager has agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses of the Portfolio, other than interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, other extraordinary expenses not incurred in the ordinary course of the Portfolio's business, but including amounts payable pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act, are limited to 0.90% and 1.15% of daily net assets for Class A and Class B shares, respectively, of the Portfolio.

The Portfolio may at a later date reimburse the Manager the management fees waived or limited and other expenses assumed and paid by the Manager pursuant to the Expense Limitation Agreement provided the Portfolio has reached a sufficient asset size to permit such reimbursement to be made without causing the total annual expense ratio of the Portfolio to exceed the percentage limits stated above. Consequently, no reimbursement by the Portfolio will be made unless: (i) the Portfolio's total annual expense ratio is less than the respective percentages stated above; and (ii) the payment of such reimbursement has been approved by the Trust's Board of Trustees.


The total amount of reimbursement to which the Manager may be entitled will equal, at any time, the sum of (i) all investment management fees previously waived or reduced by the Manager and (ii) all other payments previously remitted by the Manager to the Portfolio during any of the previous five fiscal years, less any reimbursement that the Portfolio has previously paid to the Manager with respect to (a) such investment management fees previously waived or reduced and (b) such other payments previously remitted by the Manager to the Portfolio.

THE ADVISER

Under the terms of the agreement between the Adviser and the Manager, the Adviser will develop a plan for investing the assets of the Portfolio, select the assets to be purchased and sold by the Portfolio, select the broker-dealer or broker-dealers through which the Portfolio will buy and sell its assets, and negotiate the payment of commissions, if any, to those broker-dealers. The Adviser follows the investment policies set by the Manager and the Board of Trustees for the Portfolio. Day-to-day management of the investments in the Portfolio is the responsibility of the Adviser's portfolio managers. The portfolio managers of the Portfolio are indicated below following a brief description of the Adviser. The SAI provides additional information about each portfolio manager's compensation, other accounts managed and the person's ownership of securities in the Portfolio.

The Trust and the Manager have received an exemptive order from the Securities and Exchange Commission that permits the Manager, subject to certain conditions, and without the approval of shareholders to: (a) employ a new unaffiliated investment adviser for the Portfolio pursuant to the terms of a new investment advisory agreement, in each case either as a replacement for an existing Adviser or as an additional Adviser; (b) change the terms of any investment advisory agreement; and (c) continue the employment of an existing Adviser on the same advisory contract terms where a contract has been assigned because of a change in control of the Adviser. In such circumstances, shareholders would receive notice of such action, including the information concerning the new Adviser that normally is provided in a proxy statement.

The Manager pays the Adviser a fee based on the Portfolio's average daily net assets. The Portfolio is not responsible for the fees paid to the Adviser.

FRANKLIN MUTUAL ADVISERS, LLC ("Franklin Mutual"), 101 John F. Kennedy Parkway, Short Hills, New Jersey 07078, is the Adviser to the Portfolio. Franklin Mutual is an indirect, wholly-owned subsidiary of Franklin Resources, Inc. Together, Franklin Mutual and its affiliates managed over $643 billion in assets as of December 31, 2007.

The following individuals are jointly responsible for the day-to-day management of the Portfolio:

  . PETER A. LANGERMAN, Co-Portfolio Manager. Mr. Langerman is the President and Chief Executive Officer of Franklin Mutual. He rejoined Franklin Templeton in 2005. He joined Franklin Templeton in 1996, serving in various capacities, including President and Chief Executive Officer of Franklin Mutual and a member of the management team of the Franklin Mutual Series Fund, Inc., including the Mutual Shares Fund, before leaving in 2002 and serving as director of New Jersey's Division of Investment, overseeing employee pension funds.

  . F. DAVID SEGAL CFA, Co-Portfolio Manager. He joined Franklin Templeton in 2002.

  . DEBORAH A. TURNER CFA, Assistant Portfolio Manager. She joined Franklin Templeton in 1996.

Messrs. Langerman and Segal have primary responsibility for the investments of the Portfolio. Ms. Turner provides research and advice on the purchases and sales of individual securities and portfolio risk assessment.

PRIOR EXPERIENCE WITH COMPARABLE FUND

The Portfolio and the Mutual Shares Fund, a retail fund which is also advised by Franklin Mutual, have substantially similar investment objectives, policies, and strategies. Since the Portfolio commenced operations in April 2008, it does not have any operating history. In order to provide you with information regarding the investment capabilities of Franklin Mutual, performance information regarding the Mutual Shares Fund is presented. Management fees paid by the Mutual Shares Fund are lower than the fees to be paid by the Portfolio. If the same level of management fees charged to the Portfolio had been charged to the Mutual Shares Fund, the average annual return during the period would have been lower than the returns set forth below. This result assumes that the current management fee paid by the Mutual Shares Fund, as a percentage of average net assets, applied to all prior periods. Such performance information should not be relied upon as an indication of the future performance of the Portfolio because, among other things, the asset sizes and expenses of the Mutual Shares Fund and the Portfolio will vary.


The table below compares the Franklin Income Fund's average annual compounded total returns for the 1-,5- and 10-year periods through 12/31/07 with the S&P 500 Index. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index. The calculations of total return assume the reinvestment of all dividends and capital gain distributions and the deduction of all recurring expenses that were charged to shareholder accounts. These figures do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower.


    Average Annual Total Return as of 12/31/07
--------------------------------------------------
                            1 Year 5 Years 10 Years
--------------------------- ------ ------- --------
Mutual Shares Fund--Class Z  3.30%  14.25%   9.26%
S&P 500 Index                5.48%  12.82%   5.89%

DISTRIBUTION PLAN

The Portfolio has adopted for its Class B shares a plan pursuant to Rule 12b-1 under the 1940 Act (the "Plan"). Pursuant to the Plan, the Portfolio has entered into a Distribution Agreement with MetLife Investors Distribution Company located at 5 Park Plaza, Suite 1900, Irvine, California 92614. MetLife Investors Distribution Company is an affiliate of the Manager, and serves as principal underwriter for the Trust. The Plan permits the use of Trust assets to help finance the distribution of the shares of the Portfolio. Under the Plan, the Trust, on behalf of the Portfolio, is permitted to pay to various service providers up to 0.50% of the average daily net assets of the Portfolio attributable to its Class B shares as payment for services rendered in connection with the distribution of Class B shares. Currently, payments are limited to 0.25% of average net assets in the case of Class B shares, which amount may be increased to the full Plan amount by the Trustees of the Trust without shareholder approval. Because these fees are paid out of Trust assets on an on-going basis, over time these costs will increase the cost of your investment and may cost you more than other types of sales charges.

YOUR INVESTMENT

SHAREHOLDER INFORMATION

The separate accounts of MetLife are the record owners of the Portfolio's shares. Any reference to the shareholder in this Prospectus technically refers to those separate accounts and not to you, the Contract owner. The legal rights of you, the Contract owner, are different from the legal rights of the record owner.

However, MetLife is required to solicit instructions from Contract owners when voting on shareholder issues. Any voting by MetLife as shareholder would therefore reflect the actual votes of Contract owners. Neither the Securities and Exchange Commission nor MetLife requires any specific minimum percentage of Contract owners to vote in order for MetLife to echo vote the remaining unvoted votes. MetLife seeks to obtain a reasonable level of turnout given the particular voting trend. MetLife may use various methods of encouraging Contract owners to vote, including additional solicitations. The practice of echo voting means that a minority of Contract owners may, in practice, determine whether an item passes or fails. Please see "Voting Rights" in the prospectus for the Contracts accompanying this Prospectus for more information on your voting rights.

DISCLOSURE OF PORTFOLIO HOLDINGS

Shares of the Trust are offered only to separate accounts of the Insurance Companies. The following information is generally made available on one or more of the Insurance Company websites (including www.metlifeinvestors.com): (i) the ten largest portfolio holdings of the Portfolio; (ii) unless the Adviser has objected, the percentage of the Portfolio's net assets that each of the portfolio holdings represents; and (iii) the percentage of the Portfolio's net assets that these holdings represent in the aggregate. Unless the Adviser has objected, this information is posted on the website as early as on or about the tenth business day following the calendar quarter and no later than on or about the first business day of the second month following the calendar quarter. The Trust may exclude any portion of these holdings from the posting when deemed in the best interest of the Trust. These postings generally remain until replaced by new postings as described above. For these purposes, the Portfolio's ten largest portfolio holdings are not considered to include swaps, futures, or forward currency transactions or transactions transmitted to the Trust's custodian after certain established cut-off times.

A description of the Portfolio's policies and procedures with respect to the disclosure of the Portfolio's portfolio securities is available in the SAI.

DIVIDENDS, DISTRIBUTIONS AND TAXES

DIVIDENDS AND DISTRIBUTIONS

The Portfolio intends to distribute substantially all of its net investment income, if any. The Portfolio distributes its dividends from its net investment income to MetLife's separate accounts at least once a year and not to you, the Contract owner. These distributions are in the form of additional shares and not cash. The result is that the Portfolio's investment performance, including the effect of dividends, is reflected in the cash value of the Contracts. Please see the Contract prospectus accompanying this Prospectus for more information.

All net realized long- or short-term capital gains of the Portfolio are also declared once a year and reinvested in the Portfolio.

TAXES

Please see the Contract prospectus accompanying this Prospectus for a discussion of the tax impact on you resulting from the income taxes the separate accounts owe as a result of their ownership of the Portfolio's shares and their receipt of dividends and capital gains.

The Portfolio expects to qualify and to continue to qualify as a regulated investment company under Subchapter M of the Code. As qualified, the Portfolio is not subject to federal income tax on that part of its taxable income that it distributes to you. Taxable income consists generally of net investment income, and any capital gains. It is the Portfolio's intention to distribute all such income and gains.

Shares of the Portfolio are currently offered only to the separate accounts of MetLife. Separate accounts are insurance company separate accounts that fund life insurance policies and annuity contracts. Under the Code, an insurance company pays no tax with respect to income of a qualifying separate account when the income is properly allocable to the value of eligible variable annuity or variable life insurance contracts. For a discussion of the taxation of life insurance companies and the separate accounts, as well as the tax treatment of the policies and annuity contracts and the holders thereof, see the discussion of federal income tax considerations included in the prospectus for the Contracts.

Section 817(h) of the Code and the regulations thereunder impose "diversification" requirements on the assets underlying a Contract. The Portfolio intends to maintain diversification which will allow each Contract to satisfy these requirements. These requirements are in addition to the diversification requirements imposed on the Portfolio by Subchapter M and the 1940 Act. Technically, the section 817(h) requirements provide that, with limited exceptions, as of the end of each calendar quarter or within thirty days thereafter no more than 55% of the assets underlying a Contract may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments, and no more than 90% by any four investments. For this purpose, an investment in the Portfolio is treated not as a single investment but as an investment in each asset owned by the Portfolio, so long as shares of the Portfolio are owned only by separate accounts of insurance companies, by qualified pension and retirement plans, and by a limited class of other investors. The Portfolio is and will be so owned. Thus, as long as the Portfolio meets the section 817(h) diversification tests, each Contract will also meet those tests. See the prospectus for the Contracts.

The foregoing is only a summary of some of the important federal income tax considerations generally affecting the Portfolio and you; see the SAI for a more detailed discussion. You are urged to consult your tax advisers.

REPORT TO POLICYHOLDERS

The fiscal year of the Portfolio ends on December 31 of each year. The Trust will send to you, at least semi-annually, reports which show the Portfolio's composition and other information. An annual report, with audited information, will be sent to you each year.

SALES AND PURCHASES OF SHARES

The Trust does not sell its shares directly to the public. The Trust continuously sells Class A and Class B shares of the Portfolio only to the separate accounts of MetLife to fund Contracts. The Trust could also offer shares to other separate accounts of other insurers if approved by the Board of Trustees.

PURCHASE AND REDEMPTION OF SHARES

MetLife Investors Distribution Company is the principal underwriter and distributor of the Trust's shares. MetLife Investors Distribution Company places orders for the purchase or redemption of shares of the Portfolio based on, among other things, the amount of net Contract premiums or purchase payments transferred to the separate accounts, transfers to or from a separate account investment division and benefit payments to be effected on a given date pursuant to the terms of the Contract. Such orders are effected, without sales charge, at the net asset value per share for the Portfolio determined on that same date. The Trust reserves the right to reject or limit all or part of any purchase or exchange order for any reason.

The Portfolio is available as an investment option under a number of different variable insurance products, many of which do not limit the number of transfers among the available underlying funds. A large number of transfers could raise transaction costs for the Portfolio and could require the Adviser to maintain increased cash reserves, which could harm performance in rising markets.

Shares of the Portfolio are sold and redeemed at their net asset value without the imposition of any sales commission or redemption charge. Class A shares are not subject to a Rule 12b-1 fee. Class B shares are subject to a Rule 12b-1 fee of 0.25% of average daily net assets. (However, certain sales or other charges may apply to the Contract, as described in the Contract prospectus.) Under certain circumstances, redemption proceeds may be paid in securities or other property rather than in cash if the Manager determines it is in the best interests of the Trust.

MARKET TIMING

The Trust's Board of Trustees has adopted certain procedures, described below, to discourage certain types of trading in Portfolio shares that may be harmful to long-term investors, specifically (i) trading that is designed to exploit pricing inefficiencies and thereby dilute the returns of long-term investors; or (ii) frequent trading by an investor that generates sufficiently volatile cash flows to be disruptive to a portfolio manager's ability to manage the Portfolio's assets ((i) or (ii), "market timing"). The Trust is not intended for investment by market timers. The Trust does not knowingly accommodate market timing in any Portfolio and, to the Trust's knowledge, there are no arrangements currently in place that are designed to permit any contract owner to engage in market timing. As discussed above, the Trust reserves the right to reject or limit all or part of any purchase or exchange order for any reason.

The Trust requires that the insurance company separate accounts that invest in the Portfolio have in place policies and procedures reasonably designed to detect and deter market timing in the separate accounts by contract owners. In addition, the Manager monitors cashflows of certain Portfolios identified as presenting pricing inefficiencies that could potentially be exploited by market timers, and, with respect to the Portfolio, conducts certain tests to help detect cash outflows or cashflow volatility that may be disruptive to a portfolio manager's ability to manage the Portfolio. If, based on such monitoring, the Manager believes (i) that a Portfolio's cash flows may reflect a pattern of market timing or (ii) that a Portfolio's cashflows may reflect frequent trading that is disruptive to the management of the Portfolio and it is appropriate given the context of the cash flow volatility (e.g., type of Portfolio, amount of assets), the Manager will refer the matter to the appropriate insurance company or companies.

Further, in accordance with Rule 22c-2 under the 1940 Act, the Trust has contracted with insurance separate accounts to enable it to request and receive information regarding transactions in the shares of the Trust's Portfolio and limit transactions that violate the Trust's policies on market timing.


If the Trust finds that any insurance company has in place inadequate policies and procedures, with respect to a particular separate account, to detect and deter market timing in Portfolio shares and there is evidence of market timing in that separate account, the Trust or any of its Portfolios may be discontinued as an investment option of that separate account. In such an event, all contract owners of such separate account would no longer be able to make new investments in the Trust or any of its Portfolios. The Trust reserves the right to modify this policy, including any procedures established from time to time to effectuate this policy, at any time without notice.

LIMITATIONS ON THE TRUST'S ABILITY TO DETECT AND DETER MARKET TIMING

The Portfolio is available as an investment option under a number of different variable insurance products. Owners of these variable insurance products transfer value among sub-accounts of the insurance company separate accounts by contacting the insurance companies. The resulting purchases and redemptions of Portfolio shares are made through omnibus accounts of the insurance companies. The right of an owner of such a variable insurance product to transfer among sub-accounts is governed by a contract between the insurance company and such owner. Many of these contracts do not limit the number of transfers among the available underlying funds that a contract owner may make. The terms of these contracts, the presence of financial intermediaries (including the insurance companies) between the Trust and contract owners, the utilization of omnibus accounts by these intermediaries and other factors such as state insurance laws may limit the Trust's ability to detect and deter market timing. Multiple tiers of such financial intermediaries may further compound the Trust's difficulty in detecting and deterring such market timing activities.

RISKS ASSOCIATED WITH MARKET TIMING GENERALLY

While the Trust will try to detect and deter market timing by utilizing the procedures described above, these procedures may not be successful in identifying or deterring market timing. By realizing profits through short-term trading, contract owners that engage in market timing activities may dilute the value of shares held by long-term investors. Cash flow volatility resulting from frequent trading of Portfolio shares, especially involving large dollar amounts, may disrupt a portfolio manager's ability to manage the Portfolio's assets. Frequent trading may be disruptive if it makes it difficult for the Portfolio to implement its long-term investment strategies, for example by causing the Portfolio to maintain a higher level of its assets in cash to accommodate such frequent trading. Frequent trading may also be disruptive if it forces the Portfolio to sell portfolio securities at inopportune times to raise cash to accommodate such trading activity. In addition, frequent trading may cause the Portfolio to incur increased expenses. For example, as a result of such frequent trading, the Portfolio may be forced to liquidate investments and thereby incur increased brokerage costs and realization of taxable capital gains without attaining any investment advantage. All of these factors may adversely affect Portfolio performance.

Associated with an investment in the Portfolio that itself invests in securities that are, for example, thinly traded, traded infrequently, or relatively less liquid is the risk that the current market price for the securities may not accurately reflect current market values. A market timer may seek to engage in strategies designed to take advantage of these pricing differences ("price arbitrage") and thereby dilute the returns of long-term investors. Portfolios that may be adversely affected by price arbitrage include those Portfolios that significantly invest in small cap equity securities and in certain fixed-income securities, such as high yield bonds.

A Portfolio that invests significantly in foreign securities may be particularly susceptible to strategies designed to exploit pricing inefficiencies. This is because foreign securities are typically traded on markets that close well before the time a Portfolio calculates its net asset value (typically at 4:00 p.m. Eastern Time), which gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities. The time zone differences among international stock markets can allow a market timer engaging in certain strategies to exploit differences in Portfolio share prices that are based on closing prices of foreign securities established some time before the Portfolio calculates its own share price (a type of price arbitrage referred to as "time zone arbitrage"). As discussed more fully below, the Trust has procedures, referred to as fair value pricing, that allow the Trust to adjust closing market prices of foreign securities to reflect what is believed to be the fair value of those securities at the time the Portfolio calculates its net asset value. While there is no assurance, the Portfolios expect that the use of fair value pricing will reduce a market timer's ability to engage in time zone arbitrage to the detriment of Portfolio shareholders.

VALUATION OF SHARES

The Portfolio's net asset value ("NAV") per share is ordinarily determined once daily, as of the close of the regular session of business on the New York Stock Exchange (NYSE) (usually at 4:00 p.m., Eastern Time), on each day the NYSE is open. To the extent that the Portfolio's assets are traded in other markets when the NYSE is closed, the value of the Portfolio's assets may be effected on days when the Trust is not open for business. In addition, trading in some of the Portfolio's assets may not occur when the Trust is open for business.

NAV of a Portfolio share is computed by dividing the value of the net assets of the Portfolio by the total number of shares outstanding in the Portfolio. Share prices for any transaction are those next calculated after receipt of an order.

Except for money market instruments maturing in 60 days or less and foreign securities as discussed below, securities held by the Portfolio are valued at market value. If market values are not readily available, or if available market quotations are not reliable, securities are priced at their fair value as determined by the Valuation Committee of the Trust's Board of Trustees using procedures approved by the Board of Trustees. The Portfolio may use fair value pricing if the value of a security has been materially affected by events occurring before the Portfolio's calculation of NAV but after the close of the primary markets on which the security is traded. The Portfolio may also use fair value pricing if reliable market quotations are unavailable due to infrequent trading or if trading in a particular security was halted during the day and did not resume prior to the Portfolio's calculation of NAV. The use of fair value pricing has the effect of valuing a security based upon the price the Portfolio might reasonably expect to receive if it sold that security but does not guarantee that the security can be sold at the fair value price. Further, because of the inherent uncertainty of fair valuation, a fair valuation price may differ significantly from the value that would have been used had a ready market for the investment existed, and these differences could be material. With respect to any portion of the Portfolio's assets that is invested in other open-end investment companies, that portion of the Portfolio's NAV is calculated based on the NAV of that investment company. The prospectus for the other investment company explains the circumstances and effects of fair value pricing for that investment company.

The Portfolio has retained a third party pricing service to automatically fair value each of its investments that is traded principally on a foreign exchange or market, subject to adjustment by the Trust's Valuation Committee. The Valuation Committee will regularly monitor and review the services provided by the pricing service to the Portfolio and periodically report to the Board on the pricing services' performance.

Money market instruments maturing in 60 days or less are valued on the amortized cost basis.

FOR MORE INFORMATION

If you would like more information about the Portfolio, the following documents are available to you free upon request:

ANNUAL/SEMI-ANNUAL REPORTS

Contain additional information about the Portfolio's performance. In the Portfolio's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION ("SAI")

Provides a fuller technical and legal description of the Portfolio's policies, investment restrictions, and business structure. The SAI is legally considered to be a part of this Prospectus.

IF YOU WOULD LIKE A COPY OF THE CURRENT VERSIONS OF THESE DOCUMENTS, OR OTHER INFORMATION ABOUT THE PORTFOLIO, CONTACT:

                          MET INVESTORS SERIES TRUST
                                 5 PARK PLAZA
                                  SUITE 1900
                           IRVINE, CALIFORNIA 92614

                                1-800-848-3854

Free copies of the SAI and Annual and Semi-Annual Reports are available at the following website: www.metlifeinvestors.com

Information about the Portfolio, including the Annual and Semi-annual Reports and SAI, may also be obtained from the Securities and Exchange Commission ("SEC"):

[_] IN PERSONReview and copy documents in the SEC's Public Reference Room in
             Washington, D.C. (for information call 202-551-8090).

[_] ON LINE  Retrieve information from the EDGAR database on the SEC's web site at: http://www.sec.gov.

[_] BY MAIL  Request documents, upon payment of a duplicating fee, by writing to SEC, Public Reference Section, Washington, D.C. 20549 or by e-mailing the SEC at publicinfo@sec.gov.

                             SEC FILE # 811-10183

                                 MET INVESTORS
                            S E R I E S   T R U S T



                   MFS(R) Emerging Markets Equity Portfolio


                          Class A and Class B Shares


                                __PROSPECTUS__


                                APRIL 28, 2008




Like all securities, these securities have not been approved or disapproved by the Securities and Exchange Commission, nor has the Securities and
       Exchange Commission passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

                           ____TABLE OF CONTENTS____


                                                            PAGE

            INTRODUCTION                                     3
               Understanding the Trust                       3
               Understanding the Portfolio                   3

            THE PORTFOLIO                                    4

              INVESTMENT SUMMARY                             4
               MFS(R) Emerging Markets Equity Portfolio      5

              ADDITIONAL INVESTMENT STRATEGIES               10
              MANAGEMENT                                     15
               The Manager                                   16
               The Adviser                                   17
               Distribution Plan                             18

            YOUR INVESTMENT                                  18
               Shareholder Information                       18
               Dividends, Distributions and Taxes            19
               Sales and Purchases of Shares                 20

            FINANCIAL HIGHLIGHTS                             25

            FOR MORE INFORMATION                         Back Cover

INTRODUCTION

UNDERSTANDING THE TRUST


Met Investors Series Trust (the "Trust") is an open-end management investment company that offers a selection of fifty-two managed investment portfolios or mutual funds. Only one of these portfolios is offered through this Prospectus (the "Portfolio"). Please see the Investment Summary section of this Prospectus for specific information on the Portfolio.


  INVESTING THROUGH A VARIABLE INSURANCE CONTRACT


  Class A and Class B shares of the Portfolio are currently only sold to separate accounts of Metropolitan Life Insurance Company and certain of its affiliates (collectively, "MetLife" or the "Insurance Companies") to fund the benefits under certain individual flexible premium variable life insurance policies and individual and group variable annuity contracts (collectively, "Contracts"). As a Contract owner, your premium payments are allocated to the Portfolio in accordance with your Contract.

  A particular class of the Portfolio may not be available under the Contract you have chosen. The prospectus for the Contracts shows the classes available to you. Please read this Prospectus carefully. It provides information to assist you in your decision. If you would like additional information about the Portfolio, please request a copy of the Statement of Additional Information ("SAI"). For details about how to obtain a copy of the SAI and other reports and information, see the back cover of this Prospectus. The SAI is incorporated by reference into this Prospectus.


  The Portfolio's name and investment objective are very similar to a certain publicly available mutual fund that is managed by the same investment adviser. The Portfolio in this Prospectus is not that publicly available mutual fund and will not have the same performance. Different performance will result from such factors as different implementation of investment policies, different investment restrictions, different cash flows into and out of the Portfolio, different fees and expenses, and different asset sizes.

UNDERSTANDING THE PORTFOLIO

After this Introduction you will find an Investment Summary for the Portfolio. The Investment Summary presents important facts about the Portfolio, including information about its investment objective, principal investment strategy, primary risks, fees and expenses and past performance.


 PLEASE SEE THE CONTRACT PROSPECTUS FOR A DETAILED EXPLANATION OF YOUR CONTRACT.

                                 THE PORTFOLIO


 THE PORTFOLIO IN THIS PROSPECTUS IS A MUTUAL FUND: A POOLED INVESTMENT THAT IS PROFESSIONALLY MANAGED AND THAT GIVES YOU THE OPPORTUNITY TO PARTICIPATE IN FINANCIAL MARKETS. THE PORTFOLIO STRIVES TO REACH ITS STATED INVESTMENT OBJECTIVE, WHICH CAN BE CHANGED WITHOUT SHAREHOLDER APPROVAL. AS WITH ALL MUTUAL FUNDS, THERE IS NO GUARANTEE THAT THE PORTFOLIO WILL ACHIEVE ITS INVESTMENT OBJECTIVE.


 THE PORTFOLIO'S ADVISER MAY SELL A PORTFOLIO SECURITY WHEN THE VALUE OF THE INVESTMENT REACHES OR EXCEEDS ITS ESTIMATED FAIR VALUE, TO TAKE ADVANTAGE OF MORE ATTRACTIVE INVESTMENT OPPORTUNITIES, WHEN THE ISSUER'S INVESTMENT FUNDAMENTALS BEGIN TO DETERIORATE, WHEN THE PORTFOLIO MUST MEET REDEMPTIONS, OR FOR OTHER INVESTMENT REASONS.

INVESTMENT SUMMARY

The Portfolio summary discusses the following:

    INVESTMENT OBJECTIVE
    What is the Portfolio's investment goal?

    PRINCIPAL INVESTMENT STRATEGY
    How does the Portfolio attempt to achieve its investment goal? What types of investments does it contain? What style of investing and investment philosophy does it follow?

    PRIMARY RISKS
    What are the specific risks of investing in the Portfolio?

    PAST PERFORMANCE
    How well has the Portfolio performed over time?

    FEES AND EXPENSES
    What is the cost of investing in the Portfolio?

In addition to its principal investment strategy, the Portfolio may invest in various types of securities and engage in various investment techniques and practices which are not the principal focus of the Portfolio and therefore are not described in the Investment Summary section of the Prospectus. These other securities and investment techniques and practices in which the Portfolio may engage, together with their risks, are briefly discussed in "Additional Investment Strategies" in this Prospectus.

The SAI provides more detailed information regarding the various types of securities that the Portfolio may purchase and certain investment techniques and practices of its Adviser.

The Contracts may be sold by banks. AN INVESTMENT IN THE PORTFOLIO THROUGH A CONTRACT IS NOT A DEPOSIT OR OBLIGATION OF, OR GUARANTEED BY, ANY BANK, AND IS NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY OF THE U.S. GOVERNMENT.

                   MFS(R) EMERGING MARKETS EQUITY PORTFOLIO

INVESTMENT OBJECTIVE:

Capital appreciation.

PRINCIPAL INVESTMENT STRATEGY:


The Portfolio normally invests at least 80% of its net assets in equity securities of issuers that are tied economically to emerging market countries. Emerging market countries may include countries determined to have emerging market economies, taking into account a number of factors, including whether a particular country has a low-to-middle-income economy according to the International Bank for Reconstruction and Development (the World Bank), the country's foreign currency debt rating, its political and economic stability and the development of its financial and capital markets. These countries include those located in Latin America, Asia, Africa, the Middle East and the developing countries of Europe, primarily Eastern Europe. The Portfolio's Adviser may invest a relatively high percentage of the Portfolio's assets in a single issuer or a small number of issuers.

The Portfolio may invest in companies of any size.

The Portfolio's Adviser may invest a relatively high percentage of the Portfolio's assets in a single country, a small number of countries, or a particular geographic region.

The Portfolio's Adviser uses a bottom-up investment approach in buying and selling investments for the Portfolio. Investments are selected primarily based on fundamental analysis of issuers and their potential in light of their current financial condition and industry position, and market, economic, political, and regulatory conditions. Factors considered may include analysis of earnings, cash flows, competitive position, and management ability. Quantitative analysis of these and other factors may also be considered.


PRIMARY RISKS:

The value of your investment in the Portfolio may be affected by one or more of the following risks, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate. Please note that there are many other circumstances that could adversely affect your investment and prevent the Portfolio from reaching its objective, which are not described here.


MARKET RISK. The Portfolio's share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including disappointing corporate earnings, adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or a company may deteriorate. In addition, an assessment by the Portfolio's Adviser of particular companies may prove incorrect, resulting in losses or poor performance by those holdings, even in a rising market. The Portfolio could also miss attractive investment opportunities if its Adviser underweights markets or industries where there are significant returns, and could lose value if the Adviser overweights markets or industries where there are significant declines.

MARKET CAPITALIZATION RISK. Stocks fall into three broad market capitalization categories--large, medium and small. Investing primarily in one category carries the risk that due to current market conditions that category may be out of favor. If valuations of large capitalization companies appear to be greatly out of proportion to the valuations of small or medium capitalization companies, investors may migrate to the stocks of small and mid-sized companies causing a Portfolio that invests in these companies to increase in value more rapidly than a Portfolio that invests in larger, fully-valued companies. Larger more established companies may also be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion. Investing in medium and small capitalization companies may be subject to special risks associated with narrower product lines, more limited financial resources, smaller management groups, and a more limited trading market for their stocks as compared with larger companies. Securities of smaller capitalization issuers may therefore be subject to greater price volatility and may decline more significantly in market downturns than securities of larger companies. In some cases, these companies may be relatively new issuers (I.E., those having continuous operation histories of less than three years) which carries other risks in addition to the risks of other medium and small capitalization companies. New issuers may be more speculative because such companies are relatively unseasoned. These companies will often be involved in the development or marketing of a new product with no established market, which could lead to significant losses.

INVESTMENT STYLE RISK. Different investment styles tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. The Portfolio may outperform or underperform other funds that employ a different investment style. The Portfolio may also employ a combination of styles that impact its risk characteristics. Examples of different investment styles include growth and value investing. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's growth of earnings potential. Also, since growth companies usually invest a high portion of earnings in their business, growth stocks may lack the dividends of some value stocks that can cushion stock prices in a falling market. Growth oriented funds will typically underperform when value investing is in favor. Value stocks are those which are undervalued in comparison to their peers due to adverse business developments or other factors. Value investing carries the risk that the market will not recognize a security's inherent value for a long time, or that a stock judged to be undervalued may actually be appropriately priced or overvalued. Value oriented funds will typically underperform when growth investing is in favor.

FOREIGN INVESTMENT RISK. Investments in foreign securities involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject:

  . These risks may include the seizure by the government of company assets, excessive taxation, withholding taxes on dividends and interest, limitations on the use or transfer of portfolio assets, and political or social instability.

  . Enforcing legal rights may be difficult, costly and slow in foreign countries, and there may be special problems enforcing claims against foreign governments.

  . Foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there may be less public information about their operations.

  .  Foreign markets may be less liquid and more volatile than U.S. markets.

  . Foreign securities often trade in currencies other than the U.S. dollar, and the Portfolio may directly hold foreign currencies and purchase and sell foreign currencies. Changes in currency exchange rates will affect the Portfolio's net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of foreign securities. An increase in the strength of the U.S. dollar relative to these other currencies may cause the value of the Portfolio to decline. Certain foreign currencies may be particularly volatile, and foreign governments may intervene in the currency markets, causing a decline in value or liquidity of the Portfolio's foreign currency or securities holdings.

  . Costs of buying, selling and holding foreign securities, including brokerage, tax and custody costs, may be higher than those involved in domestic transactions.

In addition, investments in emerging markets include all of the risks of investments in foreign securities and are subject to severe price declines. The economic and political structures of developing nations, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity. Such countries may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners and economies based on only a few industries. For these reasons, all of the risks of investing in foreign securities are heightened by investing in emerging markets countries. The markets of developing countries have been more volatile than the markets of developed countries with more mature economies. These markets often have provided significantly higher or lower rates of return than developed markets, and significantly greater risks, to investors.

NON-DIVERSIFICATION RISK. Because the Portfolio may invest a relatively large percentage of its assets in a single issuer or small number of issuers, the Portfolio's performance could be closely tied to the value of that one issuer or issuers, and could be more volatile than the performance of more diversified portfolios.


CONCENTRATION RISK. The Portfolio may invest a substantial amount of its assets in issuers located in a single country, a limited number of countries, or a particular geographic region. If the Portfolio focuses its investments in this manner, it assumes the risk that economic, political and social conditions in those countries or regions will have a significant impact on its investment performance.


PAST PERFORMANCE:


The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

 PORTFOLIO MANAGEMENT:


..  Massachusetts Financial Services Company see page 17

..  For financial highlights see page 25




The bar chart below shows you the performance of the Portfolio's Class B shares for each full calendar year since its inception. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart.


                  Year-by-Year Total Return as of 12/31

                                [CHART]

                                  2007
                                 ------
                                 36.62%

               High Quarter:     2nd - 2007           +12.01%
               Low Quarter:      1st - 2007            +2.29%




The table below compares the Portfolio's Class A and Class B shares' average annual compounded total returns for the 1-year period and from inception through 12/31/07 with the Morgan Stanley Capital International (MSCI) Emerging Free Index. The MSCI Emerging Markets Free Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. As of June 2007 the MSCI Emerging Markets Index consisted of the following 25 emerging market country indices: Argentina, Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Israel, Jordan, Korea, Malaysia, Mexico, Morocco, Pakistan, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand, and Turkey. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.



   Average Annual Total Return as of 12/31/07
------------------------------------------------
                               Since   Inception
                      1 Year Inception   Date
--------------------- ------ --------- ---------
Class A               36.93%   25.00%   5/1/06
Class B               36.62%   24.65%   5/1/06
MSCI Emerging Markets
 Free Index           39.78%   29.72%*
*Index performance is from 4/30/06.



For information on Massachusetts Financial Services Company's prior performance with a comparable fund, see page 17.

FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2007 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE


Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)


                                           Class A Class B
----------------------------------------------------------
Management Fee                              1.00%   1.00%
----------------------------------------------------------
12b-1 Fees                                  None    0.25%
----------------------------------------------------------
Other Expenses                              0.25%   0.27%
----------------------------------------------------------
Total Annual Portfolio Operating Expenses*  1.25%   1.52%
----------------------------------------------------------



         * Met Investors Advisory, LLC (the "Manager") and the Trust have entered into an Expense Limitation Agreement whereby the total Annual Portfolio Operating Expenses for the Class A and Class B shares of the Portfolio will not exceed 1.30% and 1.55%, respectively, for the period ended April 30, 2009 and in any year in which the Agreement is in effect. Under certain circumstances, any fees waived or expenses reimbursed by the Manager may, with the approval of the Trust's Board of Trustees, be repaid to the Manager.


EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.


The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same and that all expense limitations remain in effect only for the period ended April 30, 2009. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.


EXAMPLE OF PORTFOLIO EXPENSES


         Class A  Class B
--------------------------
1 Year   $    128 $    156
--------------------------
3 Years  $    399 $    484
--------------------------
5 Years  $    690 $    835
--------------------------
10 Years $  1,518 $  1,823
--------------------------

ADDITIONAL INVESTMENT STRATEGIES

In addition to the principal investment strategies discussed in the Portfolio's Investment Summary, the Portfolio may at times invest a portion of its assets in the investment strategies and may engage in certain investment techniques as described below. The SAI provides a more detailed discussion of certain of these and other securities and indicates if the Portfolio is subject to any limitations with respect to a particular investment strategy. These strategies and techniques may involve risks. (PLEASE NOTE THAT SOME OF THESE STRATEGIES MAY BE A PRINCIPAL INVESTMENT STRATEGY FOR THE PORTFOLIO AND CONSEQUENTLY ARE ALSO DESCRIBED IN THE PORTFOLIO'S INVESTMENT SUMMARY.) The Portfolio is not limited by this discussion and may invest in other types of securities not precluded by the policies discussed elsewhere in this Prospectus.

BRADY BONDS. Brady Bonds are collateralized or uncollateralized fixed income securities created through the exchange of existing commercial bank loans to public and private entities in certain emerging markets for new bonds in connection with debt restructurings. Brady Bonds have been issued only in the last decade and, accordingly do not have a long payment history. These securities are subject to credit risk and interest rate risk.

CONVERTIBLE SECURITIES. Convertible securities are preferred stocks or bonds that pay a fixed dividend or interest payment and are convertible into common stock at a specified price or conversion ratio.

Traditionally, convertible securities have paid dividends or interest rates higher than common stocks but lower than nonconvertible securities. They generally participate in the appreciation or depreciation of the underlying stock into which they are convertible, but to a lesser degree. These securities are also subject to market risk, interest rate risk and credit risk.

DEPOSITARY RECEIPTS. Depositary receipts are receipts for shares of a foreign-based corporation that entitle the holder to dividends and capital gains on the underlying security. Receipts include those issued by domestic banks (American Depositary Receipts), foreign banks (Global or European Depositary Receipts), and broker-dealers (depositary shares).

These instruments are subject to market risk and foreign investment risk.

DERIVATIVES. Derivatives are used to limit risk in the Portfolio or to enhance investment return, and have a return tied to a formula based upon an interest rate, index, price of a security, or other measurement. Derivatives include options, futures, forward contracts and related products.

Options are the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price.

Futures are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date.

Forward contracts are contracts to purchase or sell a specified amount of a financial instrument for an agreed upon price at a specified time.

Derivatives may be used to hedge against an opposite position that the Portfolio holds. Any loss generated by the derivatives should be offset by gains in the hedged investment. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains or result in losses or missed opportunities. In addition, derivatives that are used for hedging the Portfolio in specific securities may not fully offset the underlying positions. The counterparty to a derivatives contract also could default. Derivatives that involve leverage could magnify losses.

Derivatives may also be used to maintain the Portfolio's exposure to the market, manage cash flows or to attempt to increase income. Using derivatives for purposes other than hedging is speculative and involves greater risks. In many foreign countries, futures and options markets do not exist or are not sufficiently developed to be effectively used by the Portfolio when investing in foreign securities.



FOREIGN CURRENCY TRANSACTIONS. Foreign currency transactions are entered into for the purpose of hedging against foreign exchange risk arising from the Portfolio's investment or anticipated investment in securities denominated in foreign currencies. The Portfolio also may enter into these contracts for purposes of increasing exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. Foreign currency transactions include the purchase of foreign currency on a spot (or cash) basis, contracts to purchase or sell foreign currencies at a future date (forward contracts), the purchase and sale of foreign currency futures contracts, and the purchase of exchange traded and over-the-counter call and put options on foreign currency futures contracts and on foreign currencies.

These hedging transactions do not eliminate fluctuations in the underlying prices of the securities which the Portfolio owns or intends to purchase or sell. They simply establish a rate of exchange which can be achieved at some future point in time.

Foreign currency exchange rates may fluctuate significantly over short periods of time. A forward foreign currency exchange contract reduces the Portfolio's exposure to changes in the value of the currency it will deliver and increases its exposure to changes in the value of the currency it will exchange into. Contracts to sell foreign currency will limit any potential gain which might be realized by the Portfolio if the value of the hedged currency increases. In the case of forward contracts entered into for the purpose of increasing return, the Portfolio may sustain losses which will reduce its gross income. Forward foreign currency exchange contracts also involve the risk that the party with which the Portfolio enters the contract may fail to perform its obligations to the Portfolio. The purchase and sale of foreign currency futures contracts and the purchase of call and put options on foreign currency futures contracts and on foreign currencies involve certain risks associated with derivatives.

FOREIGN DEBT SECURITIES. Foreign debt securities are issued by foreign corporations and governments. They may include Eurodollar obligations and Yankee bonds.

Foreign debt securities are subject to foreign investment risk, credit risk and interest rate risk. Securities in developing countries are also subject to the additional risks associated with emerging markets.

FOREIGN EQUITY SECURITIES. Foreign equity securities are subject to foreign investment risk in addition to the risks applicable to domestic equity securities, such as market risk.

FORWARD COMMITMENTS, WHEN-ISSUED AND DELAYED DELIVERY SECURITIES. Forward commitments, when-issued and delayed delivery securities generally involve the purchase of a security with payment and delivery at some time in the future--I.E., beyond normal settlement. The Portfolio does not earn interest on such securities until settlement and bears the risk of market value fluctuations in between the purchase and settlement dates. New issues of stocks and bonds, private placements and U.S. Government securities may be sold in this manner.

ILLIQUID AND RESTRICTED SECURITIES. The Portfolio may invest a portion of its assets in restricted and illiquid securities, which are investments that the Portfolio cannot easily resell within seven days at current value or that have contractual or legal restriction on resale. Restricted securities include those which are not registered under the Securities Act of 1933, as amended (the "1933 Act"), and are purchased directly from the issuer or in the secondary market (private placements).

If the Portfolio buys restricted or illiquid securities it may be unable to quickly resell them or may be able to sell them only at a price below current value or could have difficulty valuing these holdings precisely.

In recent years, however, a large institutional market has developed for certain securities that are not registered under the 1933 Act, including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

INDEXED SECURITIES. The Portfolio may invest in indexed securities whose value is linked to foreign currencies, interest rates, commodities, indices or other financial indicators. Most indexed securities are short to intermediate term fixed income securities whose values at maturity (I.E., principal value) or interest rates rise or fall according to changes in the value of one or more specified underlying instruments. Indexed securities may be positively or negatively indexed (I.E., their principal value or interest rates may increase or decrease if the underlying instrument appreciates), and may have return characteristics similar to direct investments in the underlying instrument or to one or more options on the underlying instrument. Indexed securities may be more volatile than the underlying instrument itself and could involve the loss of all or a portion of the principal amount of, or interest on, the instrument.

INTEREST RATE TRANSACTIONS. Interest rate transactions are hedging transactions such as interest rate swaps and the purchase or sale of interest rate caps and floors. They are used by the Portfolio in an attempt to protect the value of its investments from interest rate fluctuations. Interest rate swaps involve the exchange by the Portfolio with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate floor. The Adviser to the Portfolio enters into these transactions on behalf of the Portfolio primarily to preserve a return or spread on a particular investment or portion of its portfolio or to protect against any increase in the price of securities the Portfolio anticipates purchasing at a later date. The Portfolio will not sell interest rate caps or floors that it does not own.

There is the risk that the Adviser may incorrectly predict the direction of interest rates resulting in losses to the Portfolio.


INVESTMENTS IN OTHER INVESTMENT COMPANIES, INCLUDING PASSIVE FOREIGN INVESTMENT COMPANIES. When the Portfolio invests in another investment company, it must bear the management and other fees of the investment company, in addition to its own expenses. As a result, the Portfolio may be exposed to duplicate expenses which could lower its value. Investments in passive foreign investment companies also are subject to foreign investment risk.


NON-MORTGAGE ASSET-BACKED SECURITIES. Non-mortgage asset-backed securities include equipment trust certificates and interests in pools of receivables, such as motor vehicle installment purchase obligations and credit card receivables. Such securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in the underlying pools of assets. This means that principal and interest payments on the underlying securities (less servicing fees) are passed through to shareholders on a pro rata basis.

The value of some asset-backed securities may be particularly sensitive to changes in prevailing interest rates, and like other fixed income investments, the ability of the Portfolio to successfully use these instruments may depend in part upon the ability of the Adviser to forecast interest rates and other economic factors correctly.

PIK (PAY-IN-KIND) DEBT SECURITIES AND ZERO-COUPON BONDS. PIK debt securities are debt obligations which provide that the issuer may, at its option, pay interest on such bonds in cash or in the form of additional debt obligations. Such investments benefit the issuer by mitigating its need for cash to meet debt service, but also require a higher rate of return to attract investors who are willing to defer receipt of such cash.

Zero-coupon bonds are bonds that provide for no current interest payment and are sold at a discount. These investments pay no interest in cash to its holder during its life and usually trade at a deep discount from their face or par value. These investments may experience greater volatility in market value due to changes in interest rates than debt obligations which make regular payments of interest. The Portfolio will accrue income on such investments for tax accounting purposes, as required, which is distributable to shareholders and which, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities to satisfy the Portfolio's distribution obligations.

These securities are subject to credit risk and interest rate risk.


PREFERRED STOCKS. Preferred stocks are equity securities that generally pay dividends at a specified rate and have preference over common stock in the payment of dividends and liquidation. Preferred stock generally does not carry voting rights.

Preferred stocks are subject to market risk. In addition, because preferred stocks pay fixed dividends, an increase in interest rates may cause the price of a preferred stock to fall.

REAL ESTATE INVESTMENT TRUSTS. Real estate investment trusts ("REITs") are entities which invest in commercial and other real estate properties. Risks associated with investments in securities of companies in the real estate industry include: decline in the value of real estate; risks related to general and local economic conditions; overbuilding and increased competition; increases in property taxes and operating expenses; changes in zoning laws; casualty or condemnation losses; variations in rental income; changes in neighborhood values; the appeal of properties to tenants; and increases in interest rates. In addition, equity REITs may be affected by changes in the values of the underlying property owned by the trusts, while mortgage REITs, may be affected by the quality of credit extended. REITs are dependent upon management skills, may not be diversified and are subject to the risks of financing projects. Such REITs are also subject to heavy cash flow dependency, defaults by borrowers, self liquidation and the possibility of failing to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended (the "Code"), and to maintain exemption from the 1940 Act. In the event an issuer of debt securities collateralized by real estate defaults, it is conceivable that the REITs could end up holding the underlying real estate. The Portfolio, as a shareholder of a REIT, bears a portion of the REIT's annual operating expenses.


REPURCHASE AGREEMENTS. Repurchase agreements involve the purchase of a security by the Portfolio and a simultaneous agreement by the seller (generally a bank or dealer) to repurchase the security from the Portfolio at a specified date or upon demand. This technique offers a method of earning income on idle cash.

Repurchase agreements involve credit risk, I.E., the risk that the seller will fail to repurchase the security, as agreed. In that case, the Portfolio will bear the risk of market value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security.



RIGHTS AND WARRANTS.   Warrants basically are options to purchase equity
securities at specific prices valid for a specific period of time. Their prices do not necessarily move parallel to the prices of the underlying securities. Rights are similar to warrants, but normally have a short duration and are distributed directly by the issuer to its shareholders. Rights and warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer. These investments carry the risk that they may be worthless to the Portfolio at the time it may exercise its rights, due to the fact that the underlying securities have a market value less than the exercise price. Warrants also include Low Exercise Price Call Warrants or other structured securities for the purpose of gaining exposure to stocks in difficult to access foreign local markets.

SHORT SALES. Short sales are sales of securities that the seller does not own. The seller must borrow the securities to make delivery to the buyer. A short sale may be uncollateralized or against-the-box. A short sale is "against-the-box" if at all times when the short position is open, the seller owns an equal amount of the securities sold short or securities convertible into, or exchanged without further consideration for, securities of the same issue as the securities sold short.

The price of securities purchased to replace borrowed securities sold short may be greater than proceeds received in the short sale resulting in a loss to the Portfolio.


U.S. GOVERNMENT SECURITIES. U.S. Government securities include direct obligations of the U.S. Government that are supported by its full faith and credit, like Treasury bills and

GNMA certificates. Treasury bills have initial maturities of less than one year, Treasury notes have initial maturities of one to ten years and Treasury bonds may be issued with any maturity but generally have maturities of at least ten years. U.S. Government securities also include indirect obligations of the U.S. Government that are issued by federal agencies and government sponsored entities, like bonds and notes issued by the Federal Home Loan Bank and Fannie Mae. Unlike Treasury securities, agency securities generally are not backed by the full faith and credit of the U.S. Government. Some agency securities are supported by the right of the issuer to borrow from the Treasury, others are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations and others are supported only by the credit of the sponsoring agency. U.S. Government securities are subject to interest rate risk. Credit risk is remote.


DEFENSIVE INVESTMENTS


Under adverse market or economic conditions, the Portfolio could invest for temporary defensive purposes some or all of its assets in money market securities or utilize other investment strategies that may be inconsistent with the Portfolio's principal investment strategy. Temporary defensive instruments generally include U.S. government securities, bank time deposits denominated in the currency of any major nation, commercial paper and repurchase agreements. The Adviser may also invest in these types of securities or hold cash while looking for suitable investment opportunities or to maintain liquidity. Although the Portfolio would employ these measures only in seeking to avoid losses, they could reduce the benefit from an upswing in the market or prevent the Portfolio from meeting its investment objective.


PORTFOLIO TURNOVER

The Portfolio's Adviser will sell a security when they believe it is appropriate to do so, regardless of how long the Portfolio has owned that security. Buying and selling securities generally involves some expense to the Portfolio, such as commissions paid to brokers and other transaction costs. Generally speaking, the higher the Portfolio's annual portfolio turnover rate, the greater its brokerage costs. Increased brokerage costs may adversely affect the Portfolio's performance. The Portfolio generally intends to purchase securities for long-term investment and therefore will have a relatively low turnover rate.

DOWNGRADES IN FIXED INCOME DEBT SECURITIES

Unless required by applicable law, the Portfolio is not required to sell or dispose of any debt security that either loses its rating or has its rating reduced after the Portfolio purchases the security.

MANAGEMENT

The Trust's Board of Trustees is responsible for managing the business affairs of the Trust. The Trustees meet periodically to review the affairs of the Trust and to establish certain guidelines which the Manager and Adviser are expected to follow in implementing the investment policies and objectives of the Trust. The Trustees also review the management of the Portfolio's assets by the Adviser. Information about the Trustees and executive officers of the Trust is contained in the SAI.

THE MANAGER


Met Investors Advisory, LLC (the "Manager"), 5 Park Plaza, Suite 1900, Irvine, California 92614, has overall responsibility for the general management and administration of the Portfolio. The Manager selects and pays the fees of the Adviser for the Portfolio and monitors the Adviser's investment program. The Manager is an affiliate of MetLife.


As compensation for its services to the Portfolio, the Manager receives monthly compensation at an annual rate of a percentage of the average daily net assets of the Portfolio as follows: 1.05% of first $250 million of such assets plus 1.00% of such assets over $250 million up to $500 million plus 0.85% of such assets over $500 million up to $1 billion plus 0.75% of such assets over $1 billion.


A discussion regarding the basis of the decision of the Trust's Board of Trustees to approve the Management Agreement with the Manager and the investment advisory agreement with the Adviser is available in the Portfolio's annual report.


EXPENSE LIMITATION AGREEMENT


In the interest of limiting expenses of the Portfolio until April 30, 2009, the Manager has entered into an expense limitation agreement with the Trust ("Expense Limitation Agreement"). Pursuant to that Expense Limitation Agreement, the Manager has agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses of the Portfolio, other than interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, other extraordinary expenses not incurred in the ordinary course of the Portfolio's business, but including amounts payable pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act, are limited to 1.30% and 1.55% of daily net assets for Class A and Class B shares, respectively, of the Portfolio.


The Portfolio may at a later date reimburse to the Manager the management fees waived or limited and other expenses assumed and paid by the Manager pursuant to the Expense Limitation Agreement provided the Portfolio has reached a sufficient asset size to permit such reimbursement to be made without causing the total annual expense ratio of the Portfolio to exceed the percentage limit stated above. Consequently, no reimbursement by the Portfolio will be made unless: (i) the Portfolio's total annual expense ratio is less than the respective percentage stated above; and (ii) the payment of such reimbursement has been approved by the Trust's Board of Trustees.

The total amount of reimbursement to which the Manager may be entitled will equal, at any time, the sum of (i) all investment management fees previously waived or reduced by the Manager and (ii) all other payments previously remitted by the Manager to the Portfolio during any of the previous five fiscal years, less any reimbursement that the Portfolio has previously paid to the Manager with respect to (a) such investment management fees previously waived or reduced and (b) such other payments previously remitted by the Manager to the Portfolio.

THE ADVISER


Under the terms of the agreement between the Adviser and the Manager, the Adviser will develop a plan for investing the assets of the Portfolio, select the assets to be purchased and sold by the Portfolio, select the broker-dealer or broker-dealers through which the Portfolio will buy and sell its assets, and negotiate the payment of commissions, if any, to those broker-dealers. The Adviser follows the investment policies set by the Manager and the Board of Trustees for the Portfolio. Day-to-day management of the investments in the Portfolio is the responsibility of the Adviser's portfolio manager. The portfolio manager of the Portfolio is indicated below following a brief description of the Adviser. The SAI provides additional information about the portfolio manager's compensation, other accounts managed and the person's ownership of securities in the Portfolio.


The Trust and the Manager have received an exemptive order from the Securities and Exchange Commission that permits the Manager, subject to certain conditions, and without the approval of shareholders to: (a) employ a new unaffiliated investment adviser for the Portfolio pursuant to the terms of a new investment advisory agreement, in each case either as a replacement for an existing Adviser or as an additional Adviser; (b) change the terms of any investment advisory agreement; and (c) continue the employment of an existing Adviser on the same advisory contract terms where a contract has been assigned because of a change in control of the Adviser. In such circumstances, shareholders would receive notice of such action, including the information concerning the new Adviser that normally is provided in a proxy statement.

The Manager pays the Adviser a fee based on the Portfolio's average daily net assets. The Portfolio is not responsible for the fees paid to the Adviser.


MASSACHUSETTS FINANCIAL SERVICES COMPANY ("MFS"), 500 Boylston Street, Boston, Massachusetts 02116, is the Adviser to the Portfolio. MFS is America's oldest mutual fund organization. MFS is a subsidiary of Sun Life of Canada (U.S.) Financial Services Holdings, Inc., which in turn is an indirect majority-owned subsidiary of Sun Life Financial Inc. (a diversified financial services company). MFS and its predecessor organizations have a history of money management dating from 1924 and the founding of the first mutual fund, Massachusetts Investors Trust. Net assets under the management of the MFS organization were approximately $198 billion as of December 31, 2007.

  . The Portfolio is managed by NICHOLAS D. SMITHIE, an investment officer of MFS. Mr. Smithie has been a portfolio manager with MFS since 2002 and has been in the investment management area of MFS since 1998.


PRIOR EXPERIENCE WITH COMPARABLE FUND

The MFS(R) Emerging Markets Equity Portfolio and the MFS(R) Emerging Markets Equity Fund, which is also advised by MFS, have substantially similar investment objectives, policies, and strategies. Since the Portfolio commenced operations in 2006, it does not have a significant operating history. MFS began managing all of the assets of the MFS(R) Emerging Markets Equity Fund on November 30, 1999. Prior to November 30, 1999, another investment adviser managed certain assets of the Fund. Performance information for periods prior to November 30, 1999 reflects this former sub-investment advisory relationship. In order to provide you with information regarding the investment capabilities of MFS, performance information regarding the MFS(R) Emerging Markets Equity Fund is presented. Management fees paid by the MFS(R) Emerging Markets Equity Fund are the same as the fees paid by the Portfolio. Such performance information should not be relied upon as an indication of the future performance of the Portfolio because, among other things, the asset sizes and expenses of MFS(R) Emerging Markets Equity Fund and the Portfolio will vary.


The table below compares the MFS(R) Emerging Markets Equity Fund's average annual compounded total returns for the 1-, 5- and 10-year periods through 12/31/07 with the Morgan Stanley Capital International (MSCI) Emerging Markets Free Index, an unmanaged market capitalization weighted index that is designed to measure equity market performance in the global emerging markets. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index. The calculations of total return assume the reinvestment of all dividends and capital gain distributions and the deduction of all recurring expenses that were charged to shareholder accounts. These figures do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower.



                Average Annual Total Return as of 12/31/07
-------------------------------------------------------------------------
                                                     1 Year 5 Year 10 Year
---------------------------------------------------- ------ ------ -------
MFS(R) Emerging Markets Equity Fund (Class A shares)
 (Without Sales Charge)                              35.46% 35.61%  12.55%
MSCI Emerging Markets Index                          39.78% 37.46%  14.53%



DISTRIBUTION PLAN

The Portfolio has adopted for its Class B shares a plan pursuant to Rule 12b-1 under the 1940 Act (the "Plan") and pursuant to the Plan, entered into a Distribution Agreement with MetLife Investors Distribution Company, located at 5 Park Plaza, Suite 1900, Irvine, California, 92614. MetLife Investors Distribution Company is an affiliate of the Manager, and serves as principal underwriter for the Trust. The Plan permits the use of Trust assets to help finance the distribution of the shares of the Portfolio. Under the Plan, the Trust, on behalf of the Portfolio, is permitted to pay to various service providers up to 0.50% of the average daily net assets of the Portfolio allocated to Class B shares as payment for services rendered in connection with the distribution of the shares of the Portfolio. Currently, payments are limited to 0.25% of average net assets, which amount may be increased to the full Plan amount by the Trustees of the Trust without shareholder approval. Because these fees are paid out of Trust assets on an on-going basis, over time these costs will increase the cost of your investment and may cost you more than other types of sales charges.


YOUR INVESTMENT

SHAREHOLDER INFORMATION

The separate accounts of MetLife are the record owners of the Portfolio's shares. Any reference to the shareholder in this Prospectus technically refers to those separate accounts and not to you, the Contract owner. The legal rights of you, the Contract owner, are different from the legal rights of the record owner.

However, MetLife is required to solicit instructions from Contract owners when voting on shareholder issues. Any voting by MetLife as shareholder would therefore reflect the actual votes of Contract owners. Neither the Securities and Exchange Commission nor MetLife requires any specific minimum percentage of Contract owners to vote in order for MetLife to echo vote the remaining unvoted votes. MetLife seeks to obtain a reasonable level of turnout given the particular voting trend. MetLife may use various methods of encouraging Contract owners to vote, including additional solicitations. The practice of echo voting means that a minority of Contract owners may, in practice, determine whether an item passes or fails. Please see "Voting Rights" in the prospectus for the Contracts for more information on your voting rights.

DISCLOSURE OF PORTFOLIO HOLDINGS


Shares of the Trust are offered only to separate accounts of the Insurance Companies. The following information is generally made available on one or more of the Insurance Company websites (including www.metlifeinvestors.com): (i) the ten largest portfolio holdings of the Portfolio; (ii) unless the Adviser has objected, the percentage of the Portfolio's net assets that each of the portfolio holdings represents; and (iii) the percentage of the Portfolio's net assets that these holdings represent in the aggregate. Unless the Adviser has objected, this information is posted on the website as early as on or about the tenth business day following the calendar quarter and no later than on or about the first business day of the second month following the calendar quarter. The Trust may exclude any portion of these holdings from the posting when deemed in the best interest of the Trust. These postings generally remain until replaced by new postings as described above. For these purposes, the Portfolio's ten largest portfolio holdings are not considered to include swaps, futures, or forward currency transactions or transactions transmitted to the Trust's custodian after certain established cut-off times.


A description of the Portfolio's policies and procedures with respect to the disclosure of the Portfolio's portfolio securities is available in the SAI.

DIVIDENDS, DISTRIBUTIONS AND TAXES

DIVIDENDS AND DISTRIBUTIONS

The Portfolio intends to distribute substantially all of its net investment income, if any. The Portfolio distributes its dividends from its net investment income to MetLife's separate accounts at least once a year and not to you, the Contract owner. These distributions are in the form of additional shares and not cash. The result is that the Portfolio's investment performance, including the effect of dividends, is reflected in the cash value of the Contracts. Please see the Contract prospectus for more information.

All net realized long- or short-term capital gains of the Portfolio are also declared once a year and reinvested in the Portfolio.

TAXES

Please see the Contract prospectus for a discussion of the tax impact on you resulting from the income taxes the separate accounts owe as a result of their ownership of the Portfolio's shares and their receipt of dividends and capital gains.

The Portfolio expects to qualify and to continue to qualify as a regulated investment company under Subchapter M of the Code. As qualified, the Portfolio is not subject to federal income tax on that part of its taxable income that it distributes to you. Taxable income consists generally of net investment income, and any capital gains. It is the Portfolio's intention to distribute all such income and gains.

Shares of the Portfolio are currently offered only to the separate accounts of MetLife. Separate accounts are insurance company separate accounts that fund life insurance policies and annuity contracts. Under the Code, an insurance company pays no tax with respect to income of a qualifying separate account when the income is properly allocable to the value of eligible variable annuity or variable life insurance contracts. For a discussion of the taxation of life insurance companies and the separate accounts, as well as the tax treatment of the policies and annuity contracts and the holders thereof, see the discussion of federal income tax considerations included in the prospectus for the Contracts.

Section 817(h) of the Code and the regulations thereunder impose "diversification" requirements on the assets underlying a Contract. The Portfolio intends to maintain diversification which will allow each Contract to satisfy these requirements. These requirements are in addition to the diversification requirements imposed on the Portfolio by Subchapter M and the 1940 Act. Technically, the section 817(h) requirements provide that, with limited exceptions, as of the end of each calendar quarter or within thirty days thereafter no more than 55% of the assets underlying a Contract may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments, and no more than 90% by any four investments. For this purpose, an investment in the Portfolio is treated not as a single investment but as an investment in each asset owned by the Portfolio, so long as shares of the Portfolio are owned only by separate accounts of insurance companies, by qualified pension and retirement plans, and by a limited class of other investors. The Portfolio is and will be so owned. Thus so long as the Portfolio meets the section 817(h) diversification tests, each Contract will also meet those tests. See the prospectus for the Contracts.

The foregoing is only a summary of some of the important federal income tax considerations generally affecting the Portfolio and you; see the SAI for a more detailed discussion. You are urged to consult your tax advisers.

REPORT TO POLICYHOLDERS

The fiscal year of the Portfolio ends on December 31 of each year. The Trust will send to you, at least semi-annually, reports which show the Portfolio's composition and other information. An annual report, with audited information, will be sent to you each year.

SALES AND PURCHASES OF SHARES


The Trust does not sell its shares directly to the public. The Trust continuously sells Class A and Class B shares of the Portfolio only to the separate accounts of MetLife to fund Contracts. The Trust could also offer shares to other separate accounts of other insurers if approved by the Board of Trustees.

PURCHASE AND REDEMPTION OF SHARES


MetLife Investors Distribution Company is the principal underwriter and distributor of the Trust's shares. MetLife Investors Distribution Company places orders for the purchase or redemption of shares of the Portfolio based on, among other things, the amount of net Contract premiums or purchase payments transferred to the separate accounts, transfers to or from a separate account investment division and benefit payments to be effected on a given date pursuant to the terms of the Contract. Such orders are effected, without sales charge, at the net asset value per share for the Portfolio determined on that same date. The Trust reserves the right to reject or limit all or part of any purchase or exchange order for any reason.


The Portfolio is available as an investment option under a number of different variable insurance products, many of which do not limit the number of transfers among the available underlying funds. A large number of transfers could raise transaction costs for the Portfolio and could require the Adviser to maintain increased cash reserves, which could harm performance in rising markets.


Shares of the Portfolio are sold and redeemed at their net asset value without the imposition of any sales commission or redemption charge. Class A shares are not subject to a Rule 12b-1 fee. Class B shares are subject to a Rule 12b-1 fee of 0.25% of average daily net assets. (However, certain sales or other charges may apply to the Contract, as described in the Contract prospectus.) Under certain circumstances, redemption proceeds may be paid in securities or other property rather than in cash if the Manager determines it is in the best interests of the Trust.


MARKET TIMING

The Trust's Board of Trustees has adopted certain procedures, described below, to discourage certain types of trading in Portfolio shares that may be harmful to long-term investors, specifically (i) trading that is designed to exploit pricing inefficiencies and thereby dilute the returns of long-term investors; or (ii) frequent trading by an investor that generates sufficiently volatile cash flows to be disruptive to a portfolio manager's ability to manage the Portfolio's assets ((i) or (ii), "market timing"). The Trust is not intended for investment by market timers. The Trust does not knowingly accommodate market timing in the Portfolio and, to the Trust's knowledge, there are no arrangements currently in place that are designed to permit any contract owner to engage in market timing. As discussed above, the Trust reserves the right to reject or limit all or part of any purchase or exchange order for any reason.


The Trust requires that the insurance company separate accounts that invest in the Portfolios have in place policies and procedures reasonably designed to detect and deter market timing in the separate accounts by contract owners. In addition, the Manager monitors cashflows of certain Portfolios identified as presenting pricing inefficiencies that could potentially be exploited by market timers, and, with respect to each Portfolio, conducts certain tests to help detect cash outflows or cashflow volatility that may be disruptive to a portfolio manager's ability to manage the Portfolio. If, based on such monitoring, the Manager believes (i) that a Portfolio's cash flows may reflect a pattern of market timing or (ii) that a Portfolio's cash flows may reflect frequent trading that is disruptive to the management of the Portfolio and it is appropriate given the context of the cash flow volatility (e.g., type of Portfolio, amount of assets), the Manager will refer the matter to the appropriate insurance company or companies.

Further, in accordance with Rule 22c-2 under the 1940 Act, the Trust has contracted with insurance separate accounts to enable it to request and receive information regarding transactions in the shares of the of the Trust's Portfolios and limit transactions that violate the Trust's policies on market timing.


If the Trust finds that any insurance company has in place inadequate policies and procedures, with respect to a particular separate account, to detect and deter market timing in Portfolio shares and there is evidence of market timing in that separate account, the Trust or any of its Portfolios may be discontinued as an investment option of that separate account. In such an event, all contract owners of such separate account would no longer be able to make new investments in the Trust or any of its Portfolios. The Trust reserves the right to modify this policy, including any procedures established from time to time to effectuate this policy, at any time without notice.

LIMITATIONS ON THE TRUST'S ABILITY TO DETECT AND DETER MARKET TIMING

The Portfolio is available as an investment option under a number of different variable insurance products. Owners of these variable insurance products transfer value among sub-accounts of the insurance company separate accounts by contacting the insurance companies. The resulting purchases and redemptions of Portfolio shares are made through omnibus accounts of the insurance companies. The right of an owner of such a variable insurance product to transfer among sub-accounts is governed by a contract between the insurance company and such owner. Many of these contracts do not limit the number of transfers among the available underlying funds that a contract owner may make. The terms of these contracts, the presence of financial intermediaries (including the insurance companies) between the Trust and contract owners, the utilization of omnibus accounts by these intermediaries and other factors such as state insurance laws may limit the Trust's ability to detect and deter market timing. Multiple tiers of such financial intermediaries may further compound the Trust's difficulty in detecting and deterring such market timing activities.

RISKS ASSOCIATED WITH MARKET TIMING GENERALLY

While the Trust will try to detect and deter market timing by utilizing the procedures described above, these procedures may not be successful in identifying or deterring market timing. By realizing profits through short-term trading, contract owners that engage in market timing activities may dilute the value of shares held by long-term investors. Cashflow volatility resulting from frequent trading of Portfolio shares, especially involving large dollar amounts, may disrupt a portfolio manager's ability to manage the Portfolio's assets. Frequent trading may be disruptive if it makes it difficult for the Portfolio to implement its long-term investment strategies, for example by causing the Portfolio to maintain a higher level of its assets in cash to accommodate such frequent trading. Frequent trading may also be disruptive if it forces the Portfolio to sell portfolio securities at inopportune times to raise cash to accommodate such trading activity. In addition, frequent trading may cause the Portfolio to incur increased expenses. For example, as a result of such frequent trading, the Portfolio may be forced to liquidate investments and thereby incur increased brokerage costs. All of these factors may adversely affect Portfolio performance.

Associated with an investment in the Portfolio that itself invests in securities that are, for example, thinly traded, traded infrequently, or relatively less liquid is the risk that the current market price for the securities may not accurately reflect current market values. A market timer may seek to engage in strategies designed to take advantage of these pricing differences ("price arbitrage") and thereby dilute the returns of long-term investors. Portfolios that may be adversely affected by price arbitrage include those Portfolios that significantly invest in small cap equity securities and in certain fixed-income securities, such as high yield bonds.

A Portfolio that invests significantly in foreign securities may be particularly susceptible to strategies designed to exploit pricing inefficiencies. This is because foreign securities are typically traded on markets that close well before the time the Portfolio calculates its net asset value (typically at 4:00 p.m. Eastern Time), which gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities. The time zone differences among international stock markets can allow a market timer engaging in certain strategies to exploit differences in Portfolio share prices that are based on closing prices of foreign securities established some time before the Portfolio calculates its own share price (a type of price arbitrage referred to as "time zone arbitrage"). As discussed more fully below, the Trust has procedures, referred to as fair value pricing, that allow the Trust to adjust closing market prices of foreign securities to reflect what is believed to be the fair value of those securities at the time the Portfolio calculates its net asset value. While there is no assurance, the Portfolio expects that the use of fair value pricing will reduce a market timer's ability to engage in time zone arbitrage to the detriment of Portfolio shareholders.

VALUATION OF SHARES


The Portfolio's net asset value ("NAV") per share is ordinarily determined once daily, as of the close of the regular session of business on the New York Stock Exchange (NYSE) (usually at 4:00 p.m., Eastern Time), on each day the NYSE is open. To the extent that the Portfolio's assets are traded in other markets when the NYSE is closed, the value of the Portfolio's assets may be effected on days when the Trust is not open for business. In addition, trading in some of the Portfolio's assets may not occur when the Trust is open for business.

NAV of a Portfolio share is computed by dividing the value of the net assets of the Portfolio by the total number of shares outstanding in the Portfolio. Share prices for any transaction are those next calculated after receipt of an order.


Except for money market instruments maturing in 60 days or less and foreign securities as discussed below, securities held by the Portfolio are valued at market value. If market values are not readily available, or if available market quotations are not reliable, securities are priced at their fair value as determined by the Valuation Committee of the Trust's Board of Trustees using procedures approved by the Board of Trustees. The Portfolio may use fair value pricing if the value of a security has been materially affected by events occurring before the Portfolio's calculation of NAV but after the close of the primary markets on which the security is traded. The Portfolio may also use fair value pricing if reliable market quotations are unavailable due to infrequent trading or if trading in a particular security was halted during the day and did not resume prior to the Portfolio's calculation of NAV. The use of fair value pricing has the effect of valuing a security based upon the price the Portfolio might reasonably expect to receive if it sold that security but does not guarantee that the security can be sold at the fair value price. Further, because of the inherent uncertainty of fair valuation, a fair valuation price may differ significantly from the value that would have been used had a ready market for the investment existed, and these differences could be material. With respect to any portion of the Portfolio's assets that is invested in other open-end investment companies, that portion of the Portfolio's NAV is calculated based on the NAV of that investment company. The prospectus for the other investment company explains the circumstances and effects of fair value pricing for that investment company.

The Portfolio has retained a third party pricing service to automatically fair value each of its investments that is traded principally on a foreign exchange or market, subject to adjustment by the Trust's Valuation Committee. The Valuation Committee will regularly monitor and review the services provided by the pricing service to the Portfolio and periodically report to the Board on the pricing services' performance.

Money market instruments maturing in 60 days or less are valued on the amortized cost basis.

FINANCIAL HIGHLIGHTS


The following financial highlights table is intended to help you understand the Portfolio's Class A and Class B shares' financial performance for its period of operation. Certain information reflects financial results for a single Portfolio share. Total return in the table shows how much an investment in the Portfolio would have increased (or decreased) during the period (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, whose report is included in the Annual Report of the Portfolio, which is available upon request.


  MFS(R) EMERGING MARKETS EQUITY PORTFOLIO


                                                                                  FOR THE PERIOD FROM
                                                                                      MAY 1, 2006
                                                                                    (COMMENCEMENT OF
                                                              FOR THE YEAR ENDED     OPERATIONS) TO
CLASS A                                                      DECEMBER 31, 2007(A) DECEMBER 31, 2006(A)
------------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                                 $10.51              $10.00
                                                                   --------             -------
INCOME FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                                  0.18                0.12
NET REALIZED AND UNREALIZED GAINS                                      3.71                0.48
                                                                   --------             -------
TOTAL FROM INVESTMENT OPERATIONS                                       3.89                0.60
                                                                   --------             -------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                                 (0.01)              (0.09)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS                            --                  --
                                                                   --------             -------
TOTAL DISTRIBUTIONS                                                  (0.01)              (0.09)
                                                                   --------             -------
NET ASSET VALUE, END OF PERIOD                                       $14.39              $10.51
                                                                   --------             -------
TOTAL RETURN                                                         36.93%              6.04%+
                                                                   --------             -------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                              $572.9              $368.3
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                              1.17%             1.30%++
NET INVESTMENT INCOME                                                 1.49%             1.91%++
PORTFOLIO TURNOVER RATE                                              126.8%              58.2%+
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS BEFORE
REIMBURSEMENT BY THE MANAGER AND BROKER REBATES:                   1.25%(b)             1.49%++

--------------------------------------------------------------------------------
+  Non-annualized
++ Annualized
(a) Net investment income per share was calculated using average shares outstanding.

(b) Excludes effect of deferred expense reimbursement.

                                       MFS(R) EMERGING MARKETS EQUITY PORTFOLIO



                                                                                  FOR THE PERIOD FROM
                                                                                      MAY 1, 2006
                                                                                    (COMMENCEMENT OF
                                                              FOR THE YEAR ENDED     OPERATIONS) TO
CLASS B                                                      DECEMBER 31, 2007(A) DECEMBER 31, 2006(A)
------------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                                 $10.49              $10.00
                                                                   --------             -------
INCOME FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                                  0.13                0.07
NET REALIZED AND UNREALIZED GAINS                                      3.71                0.51
                                                                   --------             -------
TOTAL FROM INVESTMENT OPERATIONS                                       3.84                0.58
                                                                   --------             -------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                                 (0.01)              (0.09)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS                            --                  --
                                                                   --------             -------
TOTAL DISTRIBUTIONS                                                  (0.01)              (0.09)
                                                                   --------             -------
NET ASSET VALUE, END OF PERIOD                                       $14.32              $10.49
                                                                   --------             -------
TOTAL RETURN                                                         36.62%              5.78%+
                                                                   --------             -------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                               $78.8               $23.4
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                              1.46%             1.55%++
NET INVESTMENT INCOME                                                 1.06%             1.12%++
PORTFOLIO TURNOVER RATE                                              126.8%              58.2%+
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS BEFORE
REIMBURSEMENT BY THE MANAGER AND BROKER REBATES:                   1.52%(b)             1.92%++

--------------------------------------------------------------------------------

+  Non-annualized
++ Annualized
(a) Net investment income per share was calculated using average shares outstanding.
(b) Excludes effect of deferred expense reimbursement.

FOR MORE INFORMATION

If you would like more information about the Portfolio, the following documents are available to you free upon request:

ANNUAL/SEMI-ANNUAL REPORTS

Contain additional information about the Portfolio's performance. In the Portfolio's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION ("SAI")

Provides a fuller technical and legal description of the Portfolio's policies, investment restrictions, and business structure. The SAI is legally considered to be a part of this Prospectus.

IF YOU WOULD LIKE A COPY OF THE CURRENT VERSIONS OF THESE DOCUMENTS, OR OTHER INFORMATION ABOUT THE PORTFOLIO, CONTACT:

                          MET INVESTORS SERIES TRUST
                           5 PARK PLAZA, SUITE 1900
                           IRVINE, CALIFORNIA 92614

                                1-800-848-3854

Free copies of the SAI and Annual and Semi-Annual Reports are available at the following website: www.metlifeinvestors.com

Information about the Portfolio, including the Annual and Semi-annual Reports and SAI, may also be obtained from the Securities and Exchange Commission ("SEC"):

[_] IN PERSONReview and copy documents in the SEC's Public Reference Room in
             Washington, D.C. (for information call 202-551-8090).

[_] ON LINE  Retrieve information from the EDGAR database on the SEC's web site at: http://www.sec.gov.

[_] BY MAIL  Request documents, upon payment of a duplicating fee, by writing to SEC, Public Reference Section, Washington, D.C. 20549 or by e-mailing the SEC at publicinfo@sec.gov.

                             SEC FILE # 811-10183

                                 MET INVESTORS
                            S E R I E S   T R U S T



                    MFS(R) Research International Portfolio


                      Class A, Class B and Class E Shares


                                __PROSPECTUS__


                                APRIL 28, 2008




Like all securities, these securities have not been approved or disapproved by the
    Securities and Exchange Commission, nor has the Securities and Exchange
      Commission passed upon the accuracy or adequacy of this Prospectus.
           Any representation to the contrary is a criminal offense.

                           ____TABLE OF CONTENTS____


                                                            PAGE

             INTRODUCTION                                    3
                Understanding the Trust                      3
                Understanding the Portfolio                  3

             THE PORTFOLIO                                   4

               INVESTMENT SUMMARY                            4
                MFS(R) Research International Portfolio      5

               ADDITIONAL INVESTMENT STRATEGIES              10
               MANAGEMENT                                    16
                The Manager                                  16
                The Adviser                                  16
                Distribution Plans                           17

             YOUR INVESTMENT                                 18
                Shareholder Information                      18
                Dividends, Distributions and Taxes           18
                Sales and Purchases of Shares                20

             FINANCIAL HIGHLIGHTS                            24

             FOR MORE INFORMATION                        Back Cover

INTRODUCTION

UNDERSTANDING THE TRUST


Met Investors Series Trust (the "Trust") is an open-end management investment company that offers a selection of fifty-two managed investment portfolios or mutual funds. Only one of these portfolios is offered through this Prospectus (the "Portfolio"). Please see the Investment Summary section of this Prospectus for specific information on the Portfolio.


  INVESTING THROUGH A VARIABLE INSURANCE CONTRACT


  Class A, Class B and Class E shares of the Portfolio are currently only sold to separate accounts of Metropolitan Life Insurance Company and certain of its affiliates (collectively, "MetLife" or the "Insurance Companies") to fund the benefits under certain individual flexible premium variable life insurance policies and individual and group variable annuity contracts (collectively, "Contracts"). As a Contract owner, your premium payments are allocated to the Portfolio in accordance with your Contract.


  A particular class of the Portfolio may not be available under the Contract you have choosen. The prospectus for the Contract shows the classes available to you. Please read this Prospectus carefully. It provides information to assist you in your decision. If you would like additional information about the Portfolio, please request a copy of the Statement of Additional Information ("SAI"). For details about how to obtain a copy of the SAI and other reports and information, see the back cover of this Prospectus. The SAI is incorporated by reference into this Prospectus.

  The Portfolio's name and investment objective are very similar to a certain publicly available mutual fund that is managed by the same investment adviser. The Portfolio in this Prospectus is not that publicly available mutual fund and will not have the same performance. Different performance will result from such factors as different implementation of investment policies, different investment restrictions, different cash flows into and out of the Portfolio, different fees and expenses, and different asset sizes.

UNDERSTANDING THE PORTFOLIO

After this Introduction you will find an Investment Summary for the Portfolio. The Investment Summary presents important facts about the Portfolio, including information about its investment objective, principal investment strategy, primary risks, fees and expenses and past performance.


 PLEASE SEE THE CONTRACT PROSPECTUS FOR A DETAILED EXPLANATION OF YOUR CONTRACT.

                                 THE PORTFOLIO


 THE PORTFOLIO IN THIS PROSPECTUS IS A MUTUAL FUND: A POOLED INVESTMENT THAT IS PROFESSIONALLY MANAGED AND THAT GIVES YOU THE OPPORTUNITY TO PARTICIPATE IN FINANCIAL MARKETS. THE PORTFOLIO STRIVES TO REACH ITS STATED INVESTMENT OBJECTIVE, WHICH CAN BE CHANGED WITHOUT SHAREHOLDER APPROVAL. AS WITH ALL MUTUAL FUNDS, THERE IS NO GUARANTEE THAT THE PORTFOLIO WILL ACHIEVE ITS INVESTMENT OBJECTIVE.


 THE PORTFOLIO'S ADVISER MAY SELL A PORTFOLIO SECURITY WHEN THE VALUE OF THE INVESTMENT REACHES OR EXCEEDS ITS ESTIMATED FAIR VALUE, TO TAKE ADVANTAGE OF MORE ATTRACTIVE INVESTMENT OPPORTUNITIES, WHEN THE ISSUER'S INVESTMENT FUNDAMENTALS BEGIN TO DETERIORATE, WHEN THE PORTFOLIO MUST MEET REDEMPTIONS, OR FOR OTHER INVESTMENT REASONS.


INVESTMENT SUMMARY

The Portfolio summary discusses the following:

    INVESTMENT OBJECTIVE
    What is the Portfolio's investment goal?

    PRINCIPAL INVESTMENT STRATEGY
    How does the Portfolio attempt to achieve its investment goal? What types of investments does it contain? What style of investing and investment philosophy does it follow?

    PRIMARY RISKS
    What are the specific risks of investing in the Portfolio?

    PAST PERFORMANCE
    How well has the Portfolio performed over time?

    FEES AND EXPENSES
    What is the cost of investing in the Portfolio?

In addition to its principal investment strategy, the Portfolio may invest in various types of securities and engage in various investment techniques and practices which are not the principal focus of the Portfolio and therefore are not described in the Investment Summary section of the Prospectus. These other securities and investment techniques and practices in which the Portfolio may engage, together with their risks, are briefly discussed in "Additional Investment Strategies" in this Prospectus.

The SAI provides more detailed information regarding the various types of securities that the Portfolio may purchase and certain investment techniques and practices of its Adviser.

The Contracts may be sold by banks. AN INVESTMENT IN THE PORTFOLIO THROUGH A CONTRACT IS NOT A DEPOSIT OR OBLIGATION OF, OR GUARANTEED BY, ANY BANK, AND IS NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY OF THE U.S. GOVERNMENT.

                    MFS(R) RESEARCH INTERNATIONAL PORTFOLIO

INVESTMENT OBJECTIVE:

Capital appreciation.

PRINCIPAL INVESTMENT STRATEGY:

The Portfolio normally invests its assets primarily in foreign equity securities, including emerging market equity securities.


The Portfolio may invest a relatively high percentage of its assets in a single country, a small number of countries, or a particular geographic region.

In selecting investments for the Portfolio, the Portfolio's Adviser is not constrained to any particular investment style. The Portfolio's Adviser may invest the Portfolio's assets in the stocks of companies it believes to have above average earnings growth potential compared to other companies (growth companies), in the stocks of companies it believes are undervalued compared to their perceived worth (value companies), or in a combination of growth and value companies.

The Portfolio may invest in companies of any size.


A team of investment research analysts selects investments for the Portfolio. The Portfolio's Adviser allocates the Portfolio's assets to analysts by broad market sectors. The Adviser uses a bottom-up approach in buying and selling investments for the Portfolio.

Investments are selected primarily based on fundamental analysis of issuers and their potential in light of their current financial condition and industry position, and market, economic, political, and regulatory conditions. Factors considered may include analysis of earnings, cash flows, competitive position, and management ability. Quantitative analysis of these and other factors may also be considered.

PRIMARY RISKS:

The value of your investment in the Portfolio may be affected by one or more of the following risks, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate. Please note that there are many other circumstances that could adversely affect your investment and prevent the Portfolio from reaching its objective, which are not described here.


MARKET RISK. The Portfolio's share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including disappointing corporate earnings, adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or a company may deteriorate. In addition, an assessment by the Portfolio's Adviser of particular companies may prove incorrect, resulting in losses or poor performance by those holdings, even in a rising market. The Portfolio could also miss attractive investment opportunities if its Adviser underweights markets or industries where there are significant returns, and could lose value if the Adviser overweights markets or industries where there are significant declines.

FOREIGN INVESTMENT RISK. Investments in foreign securities involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject:

  . These risks may include the seizure by the government of company assets, excessive taxation, withholding taxes on dividends and interest, limitations on the use or transfer of portfolio assets, and political or social instability.

  . Enforcing legal rights may be difficult, costly and slow in foreign countries, and there may be special problems enforcing claims against foreign governments.

  . Foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there may be less public information about their operations.

  .  Foreign markets may be less liquid and more volatile than U.S. markets.

  . Foreign securities often trade in currencies other than the U.S. dollar, and the Portfolio may directly hold foreign currencies and purchase and sell foreign currencies. Changes in currency exchange rates will affect the Portfolio's net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of foreign securities. An increase in the strength of the U.S. dollar relative to these other currencies may cause the value of the Portfolio to decline. Certain foreign currencies may be particularly volatile, and foreign governments may intervene in the currency markets, causing a decline in value or liquidity of the Portfolio's foreign currency or securities holdings.

  . Costs of buying, selling and holding foreign securities, including brokerage, tax and custody costs, may be higher than those involved in domestic transactions.

In addition, investments in emerging markets include all of the risks of investments in foreign securities and are subject to severe price declines. The economic and political structures of developing nations, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity. Such countries may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners and economies based on only a few industries. For these reasons, all of the risks of investing in foreign securities are heightened by investing in emerging markets countries. The markets of developing countries have been more volatile than the markets of developed countries with more mature economies. These markets often have provided significantly higher or lower rates of return than developed markets, and significantly greater risks, to investors.

MARKET CAPITALIZATION RISK. Stocks fall into three broad market capitalization categories--large, medium and small. Investing primarily in one category carries the risk that due to current market conditions that category may be out of favor. If valuations of large capitalization companies appear to be greatly out of proportion to the valuations of small or medium capitalization companies, investors may migrate to the stocks of small and mid-sized companies causing a Portfolio that invests in these companies to increase in value more rapidly than a Portfolio that invests in larger, fully-valued companies. Larger more established companies may also be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion. Investing in medium and small capitalization companies may be subject to special risks associated with narrower product lines, more limited financial resources, smaller management groups, and a more limited trading market for their stocks as compared with larger companies. Securities of smaller capitalization issuers may therefore be subject to greater price volatility and may decline more significantly in market downturns than securities of larger companies. In some cases, these companies may be relatively new issuers (I.E., those having continuous operation histories of less than three years) which carries other risks in addition to the risks of other medium and small capitalization companies. New issuers may be more speculative because such companies are relatively unseasoned. These companies will often be involved in the development or marketing of a new product with no established market, which could lead to significant losses.

INVESTMENT STYLE RISK. Different investment styles tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. The Portfolio may outperform or underperform other funds that employ a different investment style. The Portfolio may also employ a combination of styles that impact its risk characteristics. Examples of different investment styles include growth and value investing. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's growth of earnings potential. Also, since growth companies usually invest a high portion of earnings in their business, growth stocks may lack the dividends of some value stocks that can cushion stock prices in a falling market. Growth oriented funds will typically underperform when value investing is in favor. Value stocks are those which are undervalued in comparison to their peers due to adverse business developments or other factors. Value investing carries the risk that the market will not recognize a security's inherent value for a long time, or that a stock judged to be undervalued may actually be appropriately priced or overvalued. Value oriented funds will typically underperform when growth investing is in favor.


CONCENTRATION RISK. The Portfolio may invest a substantial amount of its assets in issuers located in a single country, a limited number of countries, or a particular geographic region. If the Portfolio focuses its investments in this manner, it assumes the risk that economic, political and social conditions in those countries or regions will have a significant impact on its investment performance.


PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

 PORTFOLIO MANAGEMENT:

..  Massachusetts Financial Services Company see page 17

..  For financial highlights see page 24


The bar chart below shows you the performance of the Portfolio's Class B shares, the Portfolio's oldest Class, for each full calendar year since its inception and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart.


               Year-by-Year Total Return as of 12/31 of Each Year

                                    [CHART]


   02     03       04      05       06       07
-------  ------  ------  ------   ------   ------
-11.80%  32.04%  19.56%  16.42%   26.56%   13.29%

High Quarter: 4th - 2003 +15.97%
Low Quarter:  3rd - 2002 -14.58%


The table below compares the Portfolio's Class A, Class B and Class E shares' average annual compounded total returns for the 1- and 5-year periods and from inception through 12/31/07 with the Morgan Stanley Capital International Europe, Australia and Far East ("MSCI EAFE") Index, a widely recognized unmanaged index which is an aggregate of 15 individual country indices that collectively represent many of the major markets of the world, and the MSCI ACWI (All Country World Index), a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. As of June 2007 the MSCI ACWI consisted of 48 country indices comprising 23 developed and 25 emerging market country indices. The developed market country indices included are: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States. The emerging market country indices included are: Argentina, Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Israel, Jordan, Korea, Malaysia, Mexico, Morocco, Pakistan, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand, and Turkey. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.



       Average Annual Total Return as of 12/31/07
---------------------------------------------------------
                                        Since   Inception
                       1 Year 5 Years Inception   Date
---------------------- ------ ------- --------- ---------
Class A                13.60%  21.65%   11.74%    5/1/01
Class B                13.29%  21.39%   10.37%   2/12/01
Class E                13.38%  21.49%   15.54%  10/31/01
MSCI EAFE Index        11.63%  22.08%    8.90%*
MSCI All Country World
 (Ex.-U.S.) Index      17.12%  24.52%   10.75%*
*Index performance is from 2/1/01.

FEES AND EXPENSES:


The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2007, and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE


Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)


                                          Class A Class B Class E
----------------------------------------- ------- ------- -------
Management Fee                             0.70%   0.70%   0.70%
-----------------------------------------------------------------
12b-1 Fees                                 None    0.25%   0.15%
-----------------------------------------------------------------
Other Expenses                             0.09%   0.09%   0.09%
-----------------------------------------------------------------
Total Annual Portfolio Operating Expenses  0.79%   1.04%   0.94%
-----------------------------------------------------------------




EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.


The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.


EXAMPLE OF PORTFOLIO EXPENSES


         Class A  Class B  Class E
-----------------------------------
1 Year   $     81 $    107 $     96
-----------------------------------
3 Years  $    253 $    333 $    301
-----------------------------------
5 Years  $    440 $    577 $    522
-----------------------------------
10 Years $    981 $  1,276 $  1,159
-----------------------------------

ADDITIONAL INVESTMENT STRATEGIES

In addition to the principal investment strategies discussed in the Portfolio's Investment Summary, the Portfolio may at times invest a portion of its assets in the investment strategies and may engage in certain investment techniques as described below. The SAI provides a more detailed discussion of certain of these and other securities and indicates if the Portfolio is subject to any limitations with respect to a particular investment strategy. These strategies and techniques may involve risks. (PLEASE NOTE THAT SOME OF THESE STRATEGIES MAY BE A PRINCIPAL INVESTMENT STRATEGY FOR THE PORTFOLIO AND CONSEQUENTLY ARE ALSO DESCRIBED IN THE PORTFOLIO'S INVESTMENT SUMMARY.) The Portfolio is not limited by this discussion and may invest in other types of securities not precluded by the policies discussed elsewhere in this Prospectus.

CONVERTIBLE SECURITIES. Convertible securities are preferred stocks or bonds that pay a fixed dividend or interest payment and are convertible into common stock at a specified price or conversion ratio.

Traditionally, convertible securities have paid dividends or interest rates higher than common stocks but lower than nonconvertible securities. They generally participate in the appreciation or depreciation of the underlying stock into which they are convertible, but to a lesser degree. These securities are also subject to market risk, interest rate risk and credit risk.

DEPOSITARY RECEIPTS. Depositary receipts are receipts for shares of a foreign-based corporation that entitle the holder to dividends and capital gains on the underlying security. Receipts include those issued by domestic banks (American Depositary Receipts), foreign banks (Global or European Depositary Receipts), and broker-dealers (depositary shares).

These instruments are subject to market risk and foreign investment risk.

DERIVATIVES. Derivatives are used to limit risk in a Portfolio or to enhance investment return, and have a return tied to a formula based upon an interest rate, index, price of a security, or other measurement. Derivatives include options, futures, forward contracts and related products.

Options are the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price.

Futures are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date.

Forward contracts are contracts to purchase or sell a specified amount of a financial instrument for an agreed upon price at a specified time.

Derivatives may be used to hedge against an opposite position that a Portfolio holds. Any loss generated by the derivatives should be offset by gains in the hedged investment. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains or result in losses or missed opportunities. In addition, derivatives that are used for hedging the Portfolio in specific securities may not fully offset the underlying positions. The counterparty to a derivatives contract also could default. Derivatives that involve leverage could magnify losses.

Derivatives may also be used to maintain a Portfolio's exposure to the market, manage cash flows or to attempt to increase income. Using derivatives for purposes other than hedging is speculative and involves greater risks. In many foreign countries, futures and options markets do not exist or are not sufficiently developed to be effectively used by a Portfolio that invests in foreign securities.

FOREIGN CURRENCY TRANSACTIONS. Foreign currency transactions are entered into for the purpose of hedging against foreign exchange risk arising from the Portfolio's investment or anticipated investment in securities denominated in foreign currencies. The Portfolio also may enter into these contracts for purposes of increasing exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. Foreign currency transactions include the purchase of foreign currency on a spot (or cash) basis, contracts to purchase or sell foreign currencies at a future date (forward contracts), the purchase and sale of foreign currency futures contracts, and the purchase of exchange traded and over-the-counter call and put options on foreign currency futures contracts and on foreign currencies.

These hedging transactions do not eliminate fluctuations in the underlying prices of the securities which the Portfolio owns or intends to purchase or sell. They simply establish a rate of exchange which can be achieved at some future point in time.

Foreign currency exchange rates may fluctuate significantly over short periods of time. A forward foreign currency exchange contract reduces the Portfolio's exposure to changes in the value of the currency it will deliver and increases its exposure to changes in the value of the currency it will exchange into. Contracts to sell foreign currency will limit any potential gain which might be realized by the Portfolio if the value of the hedged currency increases. In the case of forward contracts entered into for the purpose of increasing return, the Portfolio may sustain losses which will reduce its gross income. Forward foreign currency exchange contracts also involve the risk that the party with which the Portfolio enters the contract may fail to perform its obligations to the Portfolio. The purchase and sale of foreign currency futures contracts and the purchase of call and put options on foreign currency futures contracts and on foreign currencies involve certain risks associated with derivatives.

FOREIGN DEBT SECURITIES. Foreign debt securities are issued by foreign corporations and governments. They may include Eurodollar obligations and Yankee bonds.

Foreign debt securities are subject to foreign investment risk, credit risk and interest rate risk. Securities in developing countries are also subject to the additional risks associated with emerging markets.

FOREIGN EQUITY SECURITIES. Foreign equity securities are subject to foreign investment risk in addition to the risks applicable to domestic equity securities, such as market risk.

FORWARD COMMITMENTS, WHEN-ISSUED AND DELAYED DELIVERY SECURITIES. Forward commitments, when-issued and delayed delivery securities generally involve the purchase of a security with payment and delivery at some time in the future--I.E., beyond normal settlement. The Portfolio does not earn interest on such securities until settlement and bears the risk of market value fluctuations in between the purchase and settlement dates. New issues of stocks and bonds, private placements and U.S. Government securities may be sold in this manner.

HIGH QUALITY SHORT-TERM DEBT OBLIGATIONS, INCLUDING BANKERS' ACCEPTANCES, COMMERCIAL PAPER AND CERTIFICATES OF DEPOSIT ISSUED OR GUARANTEED BY BANK HOLDING COMPANIES IN THE U.S., THEIR SUBSIDIARIES AND FOREIGN BRANCHES OR OF THE WORLD BANK; VARIABLE AMOUNT MASTER DEMAND NOTES AND VARIABLE RATE NOTES ISSUED BY U.S. AND FOREIGN CORPORATIONS.

Commercial paper is a short-term debt obligation with a maturity ranging from one to 270 days issued by banks, corporations, and other borrowers to investors seeking to invest idle cash.

Variable amount master demand notes differ from ordinary commercial paper in that they are issued pursuant to a written agreement between the issuer and the holder, their amounts may be increased from time to time by the holder (subject to an agreed maximum) or decreased by the holder or the issuer, they are payable on demand, the rate of interest payable on them varies with an agreed formula and they are typically not rated by a rating agency. Transfer of such notes is usually restricted by the issuer, and there is no secondary trading market for them. Any variable amount master demand note purchased by a Portfolio will be regarded as an illiquid security.

These instruments are subject to credit risk, interest rate risk and foreign investment risk.

ILLIQUID AND RESTRICTED SECURITIES. Each Portfolio may invest a portion of its assets in restricted and illiquid securities, which are investments that the Portfolio cannot easily resell within seven days at current value or that have contractual or legal restriction on resale. Restricted securities include those which are not registered under the Securities Act of 1933, as amended (the "1933 Act"), and are purchased directly from the issuer or in the secondary market (private placements).

If the Portfolio buys restricted or illiquid securities it may be unable to quickly resell them or may be able to sell them only at a price below current value or could have difficulty valuing these holdings precisely.

In recent years, however, a large institutional market has developed for certain securities that are not registered under the 1933 Act, including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

INDEXED SECURITIES. A Portfolio may invest in indexed securities whose value is linked to foreign currencies, interest rates, commodities, indices or other financial indicators. Most indexed securities are short to intermediate term fixed income securities whose values at maturity (I.E., principal value) or interest rates rise or fall according to changes in the value of one or more specified underlying instruments. Indexed securities may be positively or negatively indexed (I.E., their principal value or interest rates may increase or decrease if the underlying instrument appreciates), and may have return characteristics similar to direct investments in the underlying instrument or to one or more options on the underlying instrument. Indexed securities may be more volatile than the underlying instrument itself and could involve the loss of all or a portion of the principal amount of, or interest on, the instrument.

INVESTMENT GRADE DEBT SECURITIES. Investment grade debt securities are securities rated in one of the four highest rating categories by S&P, Moody's or other nationally recognized rating agency. These securities are subject to interest rate risk and credit risk. Securities rated in the fourth investment category by a nationally recognized rating agency (e.g., BBB by S&P and Baa by Moody's) may have speculative characteristics.

INVESTMENTS IN OTHER INVESTMENT COMPANIES, INCLUDING PASSIVE FOREIGN INVESTMENT COMPANIES. When the Portfolio invests in another investment company, it must bear the management and other fees of the investment company, in addition to its own expenses. As a result, the Portfolio may be exposed to duplicate expenses which could lower its value. Investments in passive foreign investment companies also are subject to foreign investment risk.

Passive foreign investment companies are any foreign corporations which generate certain amounts of passive income or hold certain amounts of assets for the production of passive income. Passive income includes dividends, royalties, rent, and annuities.

MORTGAGE-BACKED SECURITIES, INCLUDING GNMA CERTIFICATES, MORTGAGE-BACKED BONDS AND STRIPPED MORTGAGE-BACKED SECURITIES. Mortgage-backed securities include securities backed by Ginnie Mae and Fannie Mae as well as by private issuers. These securities represent collections (pools) of commercial and residential mortgages. These securities are generally pass-through securities, which means that principal and interest payments on the underlying securities (less servicing fees) are passed through to shareholders on a pro rata basis.

These securities carry general fixed income security risks, such as credit risk and interest rate risk, as well as prepayment risk.

PREFERRED STOCKS. Preferred stocks are equity securities that generally pay dividends at a specified rate and have preference over common stock in the payment of dividends and liquidation. Preferred stock generally does not carry voting rights.

Preferred stocks are subject to market risk. In addition, because preferred stocks pay fixed dividends, an increase in interest rates may cause the price of a preferred stock to fall.

REAL ESTATE INVESTMENT TRUSTS. Real estate investment trusts ("REITs") are entities which invest in commercial and other real estate properties. Risks associated with investments in securities of companies in the real estate industry include: decline in the value of real estate; risks related to general and local economic conditions; overbuilding and increased competition; increases in property taxes and operating expenses; changes in zoning laws; casualty or condemnation losses; variations in rental income; changes in neighborhood values; the appeal of properties to tenants; and increases in interest rates. In addition, equity REITs may be affected by changes in the values of the underlying property owned by the trusts, while mortgage REITs, may be affected by the quality of credit extended. REITs are dependent upon management skills, may not be diversified and are subject to the risks of financing projects. Such REITs are also subject to heavy cash flow dependency, defaults by borrowers, self liqui-dation and the possibility of failing to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended (the "Code"), and to maintain exemption from the 1940 Act. In the event an issuer of debt securities collateralized by real estate defaults, it is conceivable that the REITs could end up holding the underlying real estate. The Portfolio, as a shareholder of a REIT, bears a portion of the REIT's annual operating expenses.


REPURCHASE AGREEMENTS. Repurchase agreements involve the purchase of a security by a Portfolio and a simultaneous agreement by the seller (generally a bank or dealer) to repurchase the security from the Portfolio at a specified date or upon demand. This technique offers a method of earning income on idle cash.

Repurchase agreements involve credit risk, I.E., the risk that the seller will fail to repurchase the security, as agreed. In that case, the Portfolio will bear the risk of market value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security.

RIGHTS AND WARRANTS. Warrants basically are options to purchase equity securities at specific prices valid for a specific period of time. Their prices do not necessarily move parallel to the prices of the underlying securities. Rights are similar to warrants, but normally have a short duration and are distributed directly by the issuer to its shareholders. Rights and warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer. These investments carry the risk that they may be worthless to the Portfolio at the time it may exercise its rights, due to the fact that the underlying securities have a market value less than the exercise price. Warrants also include Low Exercise Price Call Warrants or other structured securities for the purpose of gaining exposure to stocks in difficult to access foreign local markets.

SECURITIES LOANS. For purposes of realizing additional income, a Portfolio may lend securities to broker-dealers or institutional investors approved by the Board of Trustees of the Trust. All securities loans will be made pursuant to agreement requiring the loans to be continuously secured by collateral in cash or high grade debt obligations at least equal at all times to the market value of the loaned securities. The borrower pays to the Portfolio an amount equal to any dividends or interest received on loaned securities. The Portfolio retains all or a portion of the interest received on investment of cash collected or receives a fee from the borrower.

The risk in lending portfolio securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral, or in the recovery of the securities or possible loss of rights in their collateral should the borrower fail financially.

SHORT SALES. Short sales are sales of securities that the seller does not own. The seller must borrow the securities to make delivery to the buyer. A short sale may be uncollateralized or against-the-box. A short sale is "against-the-box" if at all times when the short position is open, the seller owns an equal amount of the securities sold short or securities convertible into, or exchanged without further consideration for, securities of the same issue as the securities sold short.

The price of securities purchased to replace borrowed securities sold short may be greater than proceeds received in the short sale resulting in a loss to the Portfolio.

U.S. GOVERNMENT SECURITIES. U.S. Government securities include direct obligations of the U.S. Government that are supported by its full faith and credit, like Treasury bills and GNMA certificates. Treasury bills have initial maturities of less than one year, Treasury notes have initial maturities of one to ten years and Treasury bonds may be issued with any maturity but generally have maturities of at least ten years. U.S. Government securities also include indirect obligations of the U.S. Government that are issued by federal agencies and government-sponsored entities, like bonds and notes issued by the Federal Home Loan Bank and Fannie Mae. Unlike Treasury securities, agency securities generally are not backed by the full faith and credit of the U.S. Government. Some agency securities are supported by the right of the issuer to borrow from the Treasury, others are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations and others are supported only by the credit of the sponsoring agency.

U.S. Government securities are subject to interest rate risk. Credit risk is remote.

DEFENSIVE INVESTMENTS


Under adverse market or economic conditions, the Portfolio could invest for temporary defensive purposes some or all of its assets in money market securities or utilize other investment strategies that may be inconsistent with the Portfolio's principal investment strategy. Temporary defensive instruments generally include U.S. government securities, bank time deposits denominated in the currency of any major nation, commercial paper and repurchase agreements. The Adviser may also invest in these types of securities or hold cash while looking for suitable investment opportunities or to maintain liquidity. Although the Portfolio would employ these measures only in seeking to avoid losses, they could reduce the benefit from an upswing in the market or prevent the Portfolio from meeting its investment objective.


PORTFOLIO TURNOVER

The Portfolio's Adviser will sell a security when it believes it is appropriate to do so, regardless of how long the Portfolio has owned that security. Buying and selling securities generally involves some expense to the Portfolio, such as commissions paid to brokers and other transaction costs. Generally speaking, the higher the Portfolio's annual portfolio turnover rate, the greater its brokerage costs. Increased brokerage costs may adversely affect the Portfolio's performance. Annual turnover rate of 100% or more is considered high and will result in increased cost to the Portfolio. The Portfolio generally intends to purchase securities for long-term investment and therefore will have a relatively low turnover rate.

DOWNGRADES IN FIXED INCOME DEBT SECURITIES

Unless required by applicable law, the Portfolio is not required to sell or dispose of any debt security that either loses its rating or has its rating reduced after the Portfolio purchases the security.

MANAGEMENT

The Trust's Board of Trustees is responsible for managing the business affairs of the Trust. The Trustees meet periodically to review the affairs of the Trust and to establish certain guidelines which the Manager and Adviser are expected to follow in implementing the investment policies and objectives of the Trust. The Trustees also review the management of the Portfolio's assets by the Adviser. Information about the Trustees and executive officers of the Trust is contained in the SAI.

THE MANAGER


Met Investors Advisory, LLC (the "Manager"), 5 Park Plaza, Suite 1900, Irvine, California 92614, has overall responsibility for the general management and administration of the Portfolio. The Manager selects and pays the fees of the Adviser for the Portfolio and monitors the Adviser's investment program. The Manager is an affiliate of MetLife.


As compensation for its services to the Portfolio, the Manager receives monthly compensation at an annual rate of a percentage of the average daily net assets of the Portfolio as follows: 0.80% of first $200 million of such assets plus 0.75% of such assets over $200 million up to $500 million plus 0.70% of such assets over $500 million up to $1 billion plus 0.65% of such assets over $1 billion.

A discussion regarding the basis of the decision of the Trust's Board of Trustees to approve the Management Agreement with the Manager and the investment advisory agreement with the Adviser is available in the Portfolio's annual report.



THE ADVISER

Under the terms of the agreement between the Adviser and the Manager, the Adviser will develop a plan for investing the assets of the Portfolio, select the assets to be purchased and sold by the Portfolio, select the broker-dealer or broker-dealers through which the Portfolio will buy and sell its assets, and negotiate the payment of commissions, if any, to those broker-dealers. The Adviser follows the investment policies set by the Manager and the Board of Trustees for the Portfolio. Day-to-day management of the investments in the Portfolio is the responsibility of the Adviser's portfolio managers. The portfolio managers of the Portfolio are indicated below following a brief description of the Adviser. The SAI provides additional information about each portfolio manager's compensation, other accounts managed and the person's ownership of securities in the Portfolio.

The Trust and the Manager have received an exemptive order from the Securities and Exchange Commission that permits the Manager, subject to certain conditions, and without the approval of shareholders to: (a) employ a new unaffiliated investment adviser for the Portfolio pursuant to the terms of a new investment advisory agreement, in each case either as a replacement for an existing Adviser or as an additional Adviser; (b) change the terms of any investment advisory agreement; and (c) continue the employment of an existing Adviser on the same advisory contract terms where a contract has been assigned because of a change in control of the Adviser. In such circumstances, shareholders would receive notice of such action, including the information concerning the new Adviser that normally is provided in a proxy statement.

The Manager pays the Adviser a fee based on the Portfolio's average daily net assets. The Portfolio is not responsible for the fees paid to the Adviser.


MASSACHUSETTS FINANCIAL SERVICES COMPANY ("MFS"), 500 Boylston Street, Boston, Massachusetts 02116, is the Adviser to the MFS(R) Research International Portfolio of the Trust. MFS is America's oldest mutual fund organization. MFS is a subsidiary of Sun Life of Canada (U.S.) Financial Services Holdings Inc., which in turn is an indirect majority owned subsidiary of Sun Life Financial, Inc. (a diversified financial services company). MFS and its predecessor organizations have a history of money management dating from 1924 and the founding of the first mutual fund, Massachusetts Investors Trust. Net assets under the management of the MFS organization were approximately $198 billion as of December 31, 2007.

  . The Portfolio is managed by a committee of research analysts under the general supervision of THOMAS MELENDEZ and JOSE LUIS GARCIA.

  . MR. MELENDEZ, an investment officer of MFS, joined MFS in 2002 as an associate portfolio manager with more than ten years experience, including three years as an Emerging Market Product Specialist for Schroders North America, two years as a General Manager for Schroders Argentina and three years as a Vice President, Latin American Fund Manager for Schroders Capital Management International, London.

  . MR. GARCIA, an investment officer of MFS and global equity research analyst, joined MFS in 2002. Prior to joining MFS, Mr. Garcia was Chief Executive Officer of Telefonica B2B in Mexico City for two years and for two years prior to that position, Principal of Texas Pacific Group.

DISTRIBUTION PLANS

The Portfolio has adopted for its Class B and Class E shares a plan pursuant to Rule 12b-1 under the 1940 Act (the "Plan") and pursuant to the Plan, entered into a Distribution Agreement with MetLife Investors Distribution Company, located at 5 Park Plaza, Suite 1900, Irvine, California, 92614. MetLife Investors Distribution Company is an affiliate of the Manager, and serves as principal underwriter for the Trust. The Plan permits the use of Trust assets to help finance the distribution of the shares of the Portfolio. Under the Plan, the Trust, on behalf of the Portfolio, is permitted to pay to various service providers up to 0.50% for Class B and up to 0.25% for Class E of the average daily net assets of the Portfolio allocated, as applicable, to Class B and Class E shares as payment for services rendered in connection with the distribution of the shares of the Portfolio. Currently, payments with respect to Class B and Class E shares are limited to 0.25% and 0.15%, respectively, of average net assets, which amount may be increased to the full Plan amount by the Trustees of the Trust without shareholder approval. Because these fees are paid out of Trust assets on an on-going basis, over time these costs will increase the cost of your investment and may cost you more than other types of sales charges.

YOUR INVESTMENT

SHAREHOLDER INFORMATION

The separate accounts of MetLife are the record owners of the Portfolio's shares. Any reference to the shareholder in this Prospectus technically refers to those separate accounts and not to you, the Contract owner. The legal rights of you, the Contract owner, are different from the legal rights of the record owner.

However, MetLife is required to solicit instructions from Contract owners when voting on shareholder issues. Any voting by MetLife as shareholder would therefore reflect the actual votes of Contract owners. Neither the Securities and Exchange Commission nor MetLife requires any specific minimum percentage of Contract owners to vote in order for MetLife to echo vote the remaining unvoted votes. MetLife seeks to obtain a reasonable level of turnout given the particular voting trend. MetLife may use various methods of encouraging Contract owners to vote, including additional solicitations. The practice of echo voting means that a minority of Contract owners may, in practice, determine whether an item passes or fails. Please see "Voting Rights" in the prospectus for the Contracts for more information on your voting rights.

DISCLOSURE OF PORTFOLIO HOLDINGS


Shares of the Trust are offered only to separate accounts of the Insurance Companies. The following information is generally made available on one or more of the Insurance Company websites (including www.metlifeinvestors.com): (i) the ten largest portfolio holdings of the Portfolio; (ii) unless the Adviser has objected, the percentage of the Portfolio's net assets that each of the portfolio holdings represents; and (iii) the percentage of the Portfolio's net assets that these holdings represent in the aggregate. Unless the Adviser has objected, this information is posted on the website as early as on or about the tenth business day following the calendar quarter and no later than on or about the first business day of the second month following the calendar quarter. The Trust may exclude any portion of these holdings from the posting when deemed in the best interest of the Trust. These postings generally remain until replaced by new postings as described above. For these purposes, the Portfolio's ten largest portfolio holdings are not considered to include swaps, futures, or forward currency transactions or transactions transmitted to the Trust's custodian after certain established cut-off times.


A description of the Portfolio's policies and procedures with respect to the disclosure of the Portfolio's portfolio securities is available in the SAI.

DIVIDENDS, DISTRIBUTIONS AND TAXES

DIVIDENDS AND DISTRIBUTIONS

The Portfolio intends to distribute substantially all of its net investment income, if any. The Portfolio distributes its dividends from its net investment income to MetLife's separate accounts at least once a year and not to you, the Contract owner. These distributions are in the form of additional shares and not cash. The result is that the Portfolio's investment performance, including the effect of dividends, is reflected in the cash value of the Contracts. Please see the Contract prospectus for more information.

All net realized long- or short-term capital gains of the Portfolio are also declared once a year and reinvested in the Portfolio.

TAXES

Please see the Contract prospectus for a discussion of the tax impact on you resulting from the income taxes the separate accounts owe as a result of their ownership of the Portfolio's shares and their receipt of dividends and capital gains.

The Portfolio expects to qualify and to continue to qualify as a regulated investment company under Subchapter M of the Code. As qualified, the Portfolio is not subject to federal income tax on that part of its taxable income that it distributes to you. Taxable income consists generally of net investment income, and any capital gains. It is the Portfolio's intention to distribute all such income and gains.

Shares of the Portfolio are currently offered only to the separate accounts of MetLife. Separate accounts are insurance company separate accounts that fund life insurance policies and annuity contracts. Under the Code, an insurance company pays no tax with respect to income of a qualifying separate account when the income is properly allocable to the value of eligible variable annuity or variable life insurance contracts. For a discussion of the taxation of life insurance companies and the separate accounts, as well as the tax treatment of the policies and annuity contracts and the holders thereof, see the discussion of federal income tax considerations included in the prospectus for the Contracts.

Section 817(h) of the Code and the regulations thereunder impose "diversification" requirements on the assets underlying a Contract. The Portfolio intends to maintain diversification which will allow each Contract to satisfy these requirements. These requirements are in addition to the diversification requirements imposed on the Portfolio by Subchapter M and the 1940 Act. Technically, the section 817(h) requirements provide that, with limited exceptions, as of the end of each calendar quarter or within thirty days thereafter no more than 55% of the assets underlying a Contract may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments, and no more than 90% by any four investments. For this purpose, an investment in the Portfolio is treated not as a single investment but as an investment in each asset owned by the Portfolio, so long as shares of the Portfolio are owned only by separate accounts of insurance companies, by qualified pension and retirement plans, and by a limited class of other investors. The Portfolio is and will be so owned. Thus so long as the Portfolio meets the section 817(h) diversification tests, each Contract will also meet those tests. See the prospectus for the Contracts.

The foregoing is only a summary of some of the important federal income tax considerations generally affecting the Portfolio and you; see the SAI for a more detailed discussion. You are urged to consult your tax advisers.

REPORT TO POLICYHOLDERS

The fiscal year of the Portfolio ends on December 31 of each year. The Trust will send to you, at least semi-annually, reports which show the Portfolio's composition and other information. An annual report, with audited information, will be sent to you each year.

SALES AND PURCHASES OF SHARES


The Trust does not sell its shares directly to the public. The Trust continuously sells Class A, Class B and Class E shares of the Portfolio only to the separate accounts of MetLife to fund Contracts. The Trust could also offer shares to other separate accounts of other insurers if approved by the Board of Trustees.


PURCHASE AND REDEMPTION OF SHARES

MetLife Investors Distribution Company is the principal underwriter and distributor of the Trust's shares. MetLife Investors Distribution Company places orders for the purchase or redemption of shares of the Portfolio based on, among other things, the amount of net Contract premiums or purchase payments transferred to the separate accounts, transfers to or from a separate account investment division and benefit payments to be effected on a given date pursuant to the terms of the Contract. Such orders are effected, without sales charge, at the net asset value per share for the Portfolio determined on that same date. The Trust reserves the right to reject or limit all or part of any purchase or exchange order for any reason.

The Portfolio is available as an investment option under a number of different variable insurance products, many of which do not limit the number of transfers among the available underlying funds. A large number of transfers could raise transaction costs for the Portfolio and could require the Adviser to maintain increased cash reserves, which could harm performance in rising markets.


Shares of the Portfolio are sold and redeemed at their net asset value without the imposition of any sales commission or redemption charge. Class A shares are not subject to a Rule 12b-1 fee. Class B and Class E shares are subject to a Rule 12b-1 fee of 0.25% and 0.15%, respectively, of average daily net assets. (However, certain sales or other charges may apply to the Contract, as described in the Contract prospectus.) Under certain circumstances, redemption proceeds may be paid in securities or other property rather than in cash if the Manager determines it is in the best interests of the Trust.


MARKET TIMING

The Trust's Board of Trustees has adopted certain procedures, described below, to discourage certain types of trading in Portfolio shares that may be harmful to long-term investors, specifically (i) trading that is designed to exploit pricing inefficiencies and thereby dilute the returns of long-term investors; or (ii) frequent trading by an investor that generates sufficiently volatile cash flows to be disruptive to a portfolio manager's ability to manage the Portfolio's assets ((i) or (ii), "market timing"). The Trust is not intended for investment by market timers. The Trust does not knowingly accommodate market timing in the Portfolio and, to the Trust's knowledge, there are no arrangements currently in place that are designed to permit any contract owner to engage in market timing. As discussed above, the Trust reserves the right to reject or limit all or part of any purchase or exchange order for any reason.


The Trust requires that the insurance company separate accounts that invest in the Portfolios have in place policies and procedures reasonably designed to detect and deter market timing in the separate accounts by contract owners. In addition, the Manager monitors cashflows of certain Portfolios identified as presenting pricing inefficiencies that could potentially be exploited by market timers, and, with respect to each Portfolio, conducts certain tests to help detect cash outflows or cashflow volatility that may be disruptive to a portfolio manager's ability to manage the Portfolio. If, based on such monitoring, the Manager believes (i) that a Portfolio's cash flows may reflect a pattern of market timing or (ii) that a Portfolio's cash flows may reflect frequent trading that is disruptive to the management of the Portfolio and it is appropriate given the context of the cash flow volatility (e.g., type of Portfolio, amount of assets), the Manager will refer the matter to the appropriate insurance company or companies.

Further, in accordance with Rule 22c-2 under the 1940 Act, the Trust has contracted with insurance separate accounts to enable it to request and receive information regarding transactions in the shares of the Trust's Portfolios and limit transactions that violate the Trust's policies on market timing.


If the Trust finds that any insurance company has in place inadequate policies and procedures, with respect to a particular separate account, to detect and deter market timing in Portfolio shares and there is evidence of market timing in that separate account, the Trust or any of its Portfolios may be discontinued as an investment option of that separate account. In such an event, all contract owners of such separate account would no longer be able to make new investments in the Trust or any of its Portfolios. The Trust reserves the right to modify this policy, including any procedures established from time to time to effectuate this policy, at any time without notice.

LIMITATIONS ON THE TRUST'S ABILITY TO DETECT AND DETER MARKET TIMING

The Portfolio is available as an investment option under a number of different variable insurance products. Owners of these variable insurance products transfer value among sub-accounts of the insurance company separate accounts by contacting the insurance companies. The resulting purchases and redemptions of Portfolio shares are made through omnibus accounts of the insurance companies. The right of an owner of such a variable insurance product to transfer among sub-accounts is governed by a contract between the insurance company and such owner. Many of these contracts do not limit the number of transfers among the available underlying funds that a contract owner may make. The terms of these contracts, the presence of financial intermediaries (including the insurance companies) between the Trust and contract owners, the utilization of omnibus accounts by these intermediaries and other factors such as state insurance laws may limit the Trust's ability to detect and deter market timing. Multiple tiers of such financial intermediaries may further compound the Trust's difficulty in detecting and deterring such market timing activities.

RISKS ASSOCIATED WITH MARKET TIMING GENERALLY

While the Trust will try to detect and deter market timing by utilizing the procedures described above, these procedures may not be successful in identifying or deterring market timing. By realizing profits through short-term trading, contract owners that engage in market timing activities may dilute the value of shares held by long-term investors. Cashflow volatility resulting from frequent trading of Portfolio shares, especially involving large dollar amounts, may disrupt a portfolio manager's ability to manage the Portfolio's assets. Frequent trading may be disruptive if it makes it difficult for the Portfolio to implement its long-term investment strategies, for example by causing the Portfolio to maintain a higher level of its assets in cash to accommodate such frequent trading. Frequent trading may also be disruptive if it forces the Portfolio to sell portfolio securities at inopportune times to raise cash to accommodate such trading activity. In addition, frequent trading may cause the Portfolio to incur increased expenses. For example, as a result of such frequent trading, the Portfolio may be forced to liquidate investments and thereby incur increased brokerage costs. All of these factors may adversely affect Portfolio performance.

Associated with an investment in the Portfolio that itself invests in securities that are, for example, thinly traded, traded infrequently, or relatively less liquid is the risk that the current market price for the securities may not accurately reflect current market values. A market timer may seek to engage in strategies designed to take advantage of these pricing differences ("price arbitrage") and thereby dilute the returns of long-term investors. Portfolios that may be adversely affected by price arbitrage include those Portfolios that significantly invest in small cap equity securities and in certain fixed-income securities, such as high yield bonds.

A Portfolio that invests significantly in foreign securities may be particularly susceptible to strategies designed to exploit pricing inefficiencies. This is because foreign securities are typically traded on markets that close well before the time the Portfolio calculates its net asset value (typically at 4:00 p.m. Eastern Time), which gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities. The time zone differences among international stock markets can allow a market timer engaging in certain strategies to exploit differences in Portfolio share prices that are based on closing prices of foreign securities established some time before the Portfolio calculates its own share price (a type of price arbitrage referred to as "time zone arbitrage"). As discussed more fully below, the Trust has procedures, referred to as fair value pricing, that allow the Trust to adjust closing market prices of foreign securities to reflect what is believed to be the fair value of those securities at the time the Portfolio calculates its net asset value. While there is no assurance, the Portfolio expects that the use of fair value pricing will reduce a market timer's ability to engage in time zone arbitrage to the detriment of Portfolio shareholders.

VALUATION OF SHARES


The Portfolio's net asset value ("NAV") per share is ordinarily determined once daily, as of the close of the regular session of business on the New York Stock Exchange (NYSE) (usually at 4:00 p.m., Eastern Time), on each day the NYSE is open. To the extent that the Portfolio's assets are traded in other markets when the NYSE is closed, the value of the Portfolio's assets may be effected on days when the Trust is not open for business. In addition, trading in some of the Portfolio's assets may not occur when the Trust is open for business.

NAV of a Portfolio share is computed by dividing the value of the net assets of the Portfolio by the total number of shares outstanding in the Portfolio. Share prices for any transaction are those next calculated after receipt of an order.


Except for money market instruments maturing in 60 days or less and foreign securities as discussed below, securities held by the Portfolio are valued at market value. If market values are not readily available, or if available market quotations are not reliable, securities are priced at their fair value as determined by the Valuation Committee of the Trust's Board of Trustees using procedures approved by the Board of Trustees. The Portfolio may use fair value pricing if the value of a security has been materially affected by events occurring before the Portfolio's calculation of NAV but after the close of the primary markets on which the security is traded. The Portfolio may also use fair value pricing if reliable market quotations are unavailable due to infrequent trading or if trading in a particular security was halted during the day and did not resume prior to the Portfolio's calculation of NAV. The use of fair value pricing has the effect of valuing a security based upon the price the Portfolio might reasonably expect to receive if it sold that security but does not guarantee that the security can be sold at the fair value price. Further, because of the inherent uncertainty of fair valuation, a fair valuation price may differ significantly from the value that would have been used had a ready market for the investment existed, and these differences could be material. With respect to any portion of the Portfolio's assets that is invested in other open-end investment companies, that portion of the Portfolio's NAV is calculated based on the NAV of that investment company. The prospectus for the other investment company explains the circumstances and effects of fair value pricing for that investment company.

The Portfolio has retained a third party pricing service to automatically fair value each of its investments that is traded principally on a foreign exchange or market, subject to adjustment by the Trust's Valuation Committee. The Valuation Committee will regularly monitor and review the services provided by the pricing service to the Portfolio and periodically report to the Board on the pricing services' performance.

Money market instruments maturing in 60 days or less are valued on the amortized cost basis.

FINANCIAL HIGHLIGHTS


The following financial highlights table is intended to help you understand the Portfolio's Class A, Class B and Class E shares financial performance for the past 5 years. Certain information reflects financial results for a single Portfolio share. Total return in the table shows how much an investment in the Portfolio would have increased (or decreased) during each period (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, whose report is included in the Annual Report of the Portfolio, which is available upon request.


                                        MFS(R) RESEARCH INTERNATIONAL PORTFOLIO


                                                         FOR THE YEARS ENDED DECEMBER 31,
                                                      ---------------------------------------
CLASS A                                               2007(A) 2006(A) 2005(A) 2004(A) 2003(A)
---------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                  $15.04  $13.00  $11.72   $9.81   $7.49
                                                      ------  ------  ------  ------  ------
INCOME FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                   0.22    0.19    0.14    0.08    0.06
NET REALIZED AND UNREALIZED GAINS                       1.68    3.17    1.83    1.85    2.34
                                                      ------  ------  ------  ------  ------
TOTAL FROM INVESTMENT OPERATIONS                        1.90    3.36    1.97    1.93    2.40
                                                      ------  ------  ------  ------  ------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                  (0.24)  (0.27)  (0.07)      --  (0.08)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS         (2.27)  (1.05)  (0.62)  (0.02)      --
                                                      ------  ------  ------  ------  ------
TOTAL DISTRIBUTIONS                                   (2.51)  (1.32)  (0.69)  (0.02)  (0.08)
                                                      ------  ------  ------  ------  ------
NET ASSET VALUE, END OF PERIOD                        $14.43  $15.04  $13.00  $11.72   $9.81
                                                      ------  ------  ------  ------  ------
TOTAL RETURN                                          13.60%  26.91%  16.77%  19.72%  32.20%
                                                      ------  ------  ------  ------  ------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)               $959.1  $706.0  $624.2  $304.0   $67.3
RATIOS TO AVERAGE NET ASSETS(1):

EXPENSES**                                             0.79%   0.94%   0.93%   1.06%   1.09%
NET INVESTMENT INCOME                                  1.54%   1.34%   1.18%   0.75%   0.68%
PORTFOLIO TURNOVER RATE                                65.5%  104.1%   84.5%   98.5%   99.0%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                               0.79%   0.95%  0.93%*  0.94%*   1.11%
RATIO OF EXPENSES TO AVERAGE NET ASSETS AFTER BROKER
REBATES:**                                               N/A     N/A     N/A     N/A   1.09%

--------------------------------------------------------------------------------
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.

** Prior to 05/01/2003, broker rebates were excluded from the calculation of the expense limitation.

N/A Not applicable
(a) Net investment income per share was calculated using average shares outstanding.

  MFS(R) RESEARCH INTERNATIONAL PORTFOLIO


                                                         FOR THE YEARS ENDED DECEMBER 31,
                                                      ---------------------------------------
CLASS B                                               2007(A) 2006(A) 2005(A) 2004(A) 2003(A)
---------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                  $14.95  $12.94  $11.68   $9.79   $7.47
                                                      ------  ------  ------  ------  ------
INCOME FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                   0.19    0.15    0.11    0.05    0.05
NET REALIZED AND UNREALIZED GAINS                       1.65    3.15    1.81    1.86    2.33
                                                      ------  ------  ------  ------  ------
TOTAL FROM INVESTMENT OPERATIONS                        1.84    3.30    1.92    1.91    2.38
                                                      ------  ------  ------  ------  ------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                  (0.20)  (0.24)  (0.04)      --  (0.06)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS         (2.27)  (1.05)  (0.62)  (0.02)      --
                                                      ------  ------  ------  ------  ------
TOTAL DISTRIBUTIONS                                   (2.47)  (1.29)  (0.66)  (0.02)  (0.06)
                                                      ------  ------  ------  ------  ------
NET ASSET VALUE, END OF PERIOD                        $14.32  $14.95  $12.94  $11.68   $9.79
                                                      ------  ------  ------  ------  ------
TOTAL RETURN                                          13.29%  26.56%  16.42%  19.56%  32.04%
                                                      ------  ------  ------  ------  ------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)               $842.8  $623.0  $443.5  $396.0  $186.0
RATIOS TO AVERAGE NET ASSETS(1):

EXPENSES**                                             1.04%   1.19%   1.19%   1.32%   1.33%
NET INVESTMENT INCOME                                  1.31%   1.12%   0.90%   0.47%   0.56%
PORTFOLIO TURNOVER RATE                                65.5%  104.1%   84.5%   98.5%   99.0%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                               1.04%   1.20%  1.19%*  1.18%*   1.39%
RATIO OF EXPENSES TO AVERAGE NET ASSETS AFTER BROKER
REBATES:**                                               N/A     N/A     N/A     N/A   1.33%

--------------------------------------------------------------------------------
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.

** Prior to 05/01/2003, broker rebates were excluded from the calculation of the expense limitation.

N/A Not applicable
(a) Net investment income per share was calculated using average shares outstanding.

                                        MFS(R) RESEARCH INTERNATIONAL PORTFOLIO


                                                         FOR THE YEARS ENDED DECEMBER 31,
                                                      ---------------------------------------
CLASS E                                               2007(A) 2006(A) 2005(A) 2004(A) 2003(A)
---------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                  $14.99  $12.96  $11.70   $9.80   $7.48
                                                      ------  ------  ------  ------  ------
INCOME FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                   0.20    0.16    0.13    0.07    0.05
NET REALIZED AND UNREALIZED GAINS                       1.66    3.17    1.81    1.85    2.34
                                                      ------  ------  ------  ------  ------
TOTAL FROM INVESTMENT OPERATIONS                        1.86    3.33    1.94    1.92    2.39
                                                      ------  ------  ------  ------  ------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                  (0.22)  (0.25)  (0.06)      --  (0.07)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS         (2.27)  (1.05)  (0.62)  (0.02)      --
                                                      ------  ------  ------  ------  ------
TOTAL DISTRIBUTIONS                                   (2.49)  (1.30)  (0.68)  (0.02)  (0.07)
                                                      ------  ------  ------  ------  ------
NET ASSET VALUE, END OF PERIOD                        $14.36  $14.99  $12.96  $11.70   $9.80
                                                      ------  ------  ------  ------  ------
TOTAL RETURN                                          13.38%  26.79%  16.52%  19.64%  32.09%
                                                      ------  ------  ------  ------  ------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                $32.6   $26.7   $14.6   $11.3    $6.9
RATIOS TO AVERAGE NET ASSETS(1):

EXPENSES**                                             0.94%   1.09%   1.09%   1.22%   1.23%
NET INVESTMENT INCOME                                  1.41%   1.18%   1.07%   0.72%   0.59%
PORTFOLIO TURNOVER RATE                                65.5%  104.1%   84.5%   98.5%   99.0%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                               0.94%   1.10%   1.09%*  1.09%*  1.28%
RATIO OF EXPENSES TO AVERAGE NET ASSETS AFTER BROKER
REBATES:**                                               N/A     N/A     N/A     N/A   1.23%

--------------------------------------------------------------------------------

* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
** Prior to 05/01/2003, broker rebates were excluded from the calculation of the expense limitation.

N/A Not applicable
(a) Net investment income per share was calculated using average shares outstanding.

FOR MORE INFORMATION

If you would like more information about the Portfolio, the following documents are available to you free upon request:

ANNUAL/SEMI-ANNUAL REPORTS

Contain additional information about the Portfolio's performance. In the Portfolio's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION ("SAI")

Provides a fuller technical and legal description of the Portfolio's policies, investment restrictions, and business structure. The SAI is legally considered to be a part of this Prospectus.

IF YOU WOULD LIKE A COPY OF THE CURRENT VERSIONS OF THESE DOCUMENTS, OR OTHER INFORMATION ABOUT THE PORTFOLIO, CONTACT:

                          MET INVESTORS SERIES TRUST
                           5 PARK PLAZA, SUITE 1900
                           IRVINE, CALIFORNIA 92614

                                1-800-848-3854

Free copies of the SAI and Annual and Semi-Annual Reports are available at the following website: www.metlifeinvestors.com

Information about the Portfolio, including the Annual and Semi-annual Reports and SAI, may also be obtained from the Securities and Exchange Commission ("SEC"):

[_] IN PERSONReview and copy documents in the SEC's Public Reference Room in
             Washington, D.C. (for information call 202-551-8090).

[_] ON LINE  Retrieve information from the EDGAR database on the SEC's web site at: http://www.sec.gov.

[_] BY MAIL  Request documents, upon payment of a duplicating fee, by writing to SEC, Public Reference Section, Washington, D.C. 20549 or by e-mailing the SEC at publicinfo@sec.gov.

                             SEC FILE # 811-10183

                                 MET INVESTORS
                            S E R I E S   T R U S T



                  Oppenheimer Capital Appreciation Portfolio


                      Class A, Class B and Class E Shares


                                __PROSPECTUS__


                                APRIL 28, 2008




Like all securities, these securities have not been approved or disapproved by the
    Securities and Exchange Commission, nor has the Securities and Exchange
      Commission passed upon the accuracy or adequacy of this Prospectus.
           Any representation to the contrary is a criminal offense.

                           ____TABLE OF CONTENTS____


                                                             PAGE

           INTRODUCTION                                       3
              Understanding the Trust                         3
              Understanding the Portfolio                     3

           THE PORTFOLIO                                      4

             INVESTMENT SUMMARY                               4
              Oppenheimer Capital Appreciation Portfolio      5

             ADDITIONAL INVESTMENT STRATEGIES                 10
             MANAGEMENT                                       13
              The Manager                                     14
              The Adviser                                     15
              Distribution Plans                              15

           YOUR INVESTMENT                                    16
              Shareholder Information                         16
              Dividends, Distributions and Taxes              17
              Sales and Purchases of Shares                   18

           FINANCIAL HIGHLIGHTS                               22

           FOR MORE INFORMATION                           Back Cover

INTRODUCTION

UNDERSTANDING THE TRUST


Met Investors Series Trust (the "Trust") is an open-end management investment company that offers a selection of fifty-two managed investment portfolios or mutual funds. Only one of these portfolios is offered through this Prospectus (the "Portfolio"). Please see the Investment Summary section of this Prospectus for specific information on the Portfolio.


  INVESTING THROUGH A VARIABLE INSURANCE CONTRACT


  Class A, Class B and Class E shares of the Portfolio are currently only sold to separate accounts of Metropolitan Life Insurance Company and certain of its affiliates (collectively, "MetLife" or the "Insurance Companies") to fund the benefits under certain individual flexible premium variable life insurance policies and individual and group variable annuity contracts (collectively, "Contracts"). As a Contract owner, your premium payments are allocated to the Portfolio in accordance with your Contract.

  A particular class of the Portfolio may not be available under the Contract you have chosen. The prospectus for the Contracts shows the classes available to you. Please read this Prospectus carefully. It provides information to assist you in your decision. If you would like additional information about the Portfolio, please request a copy of the Statement of Additional Information ("SAI"). For details about how to obtain a copy of the SAI and other reports and information, see the back cover of this Prospectus. The SAI is incorporated by reference into this Prospectus.


  The Portfolio's name and investment objective are very similar to a certain publicly available mutual fund that is managed by the same investment adviser. The Portfolio in this Prospectus is not that publicly available mutual fund and will not have the same performance. Different performance will result from such factors as different implementation of investment policies, different investment restrictions, different cash flows into and out of the Portfolio, different fees and expenses, and different asset sizes.

UNDERSTANDING THE PORTFOLIO

After this Introduction you will find an Investment Summary for the Portfolio. The Investment Summary presents important facts about the Portfolio, including information about its investment objective, principal investment strategy, primary risks, fees and expenses and past performance.


 PLEASE SEE THE CONTRACT PROSPECTUS FOR A DETAILED EXPLANATION OF YOUR CONTRACT.

                                 THE PORTFOLIO


 THE PORTFOLIO IN THIS PROSPECTUS IS A MUTUAL FUND: A POOLED INVESTMENT THAT IS PROFESSIONALLY MANAGED AND THAT GIVES YOU THE OPPORTUNITY TO PARTICIPATE IN FINANCIAL MARKETS. THE PORTFOLIO STRIVES TO REACH ITS STATED INVESTMENT OBJECTIVE, WHICH CAN BE CHANGED WITHOUT SHAREHOLDER APPROVAL. AS WITH ALL MUTUAL FUNDS, THERE IS NO GUARANTEE THAT THE PORTFOLIO WILL ACHIEVE ITS INVESTMENT OBJECTIVE.


 THE PORTFOLIO'S ADVISER MAY SELL A PORTFOLIO SECURITY WHEN THE VALUE OF THE INVESTMENT REACHES OR EXCEEDS ITS ESTIMATED FAIR VALUE, TO TAKE ADVANTAGE OF MORE ATTRACTIVE INVESTMENT OPPORTUNITIES, WHEN THE ISSUER'S INVESTMENT FUNDAMENTALS BEGIN TO DETERIORATE, WHEN THE PORTFOLIO MUST MEET REDEMPTIONS, OR FOR OTHER INVESTMENT REASONS.


INVESTMENT SUMMARY

The Portfolio summary discusses the following:

    INVESTMENT OBJECTIVE
    What is the Portfolio's investment goal?

    PRINCIPAL INVESTMENT STRATEGY
    How does the Portfolio attempt to achieve its investment goal? What types of investments does it contain? What style of investing and investment philosophy does it follow?

    PRIMARY RISKS
    What are the specific risks of investing in the Portfolio?

    PAST PERFORMANCE
    How well has the Portfolio performed over time?

    FEES AND EXPENSES
    What is the cost of investing in the Portfolio?

In addition to its principal investment strategy, the Portfolio may invest in various types of securities and engage in various investment techniques and practices which are not the principal focus of the Portfolio and therefore are not described in the Investment Summary section of the Prospectus. These other securities and investment techniques and practices in which the Portfolio may engage, together with their risks, are briefly discussed in "Additional Investment Strategies" in this Prospectus.

The SAI provides more detailed information regarding the various types of securities that the Portfolio may purchase and certain investment techniques and practices of its Adviser.

The Contracts may be sold by banks. AN INVESTMENT IN THE PORTFOLIO THROUGH A CONTRACT IS NOT A DEPOSIT OR OBLIGATION OF, OR GUARANTEED BY, ANY BANK, AND IS NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY OF THE U.S. GOVERNMENT.

                  OPPENHEIMER CAPITAL APPRECIATION PORTFOLIO

INVESTMENT OBJECTIVE:

Capital appreciation.

PRINCIPAL INVESTMENT STRATEGY:

The Portfolio invests mainly in common stocks of "growth companies". These may be newer companies or established companies of any capitalization range that the Adviser believes may appreciate in value over the long term. The Portfolio currently focuses mainly on mid-cap and large-cap domestic companies. The Portfolio may also purchase the securities of foreign issuers.

In deciding what securities to buy or sell, the Portfolio's Adviser looks for growth companies that are believed to have reasonably priced stock in relation to overall stock market valuations. The Adviser focuses on factors that may vary in particular cases and over time in seeking broad diversification of the Portfolio's investments among industries and market sectors. Currently, the Adviser looks for:

  .  Companies with above-average growth potential


  .  Stocks with reasonable valuations relative to their growth potential


  .  Growth rates that the Adviser believes are sustainable over time

PRIMARY RISKS:

The value of your investment in the Portfolio may be affected by one or more of the following risks, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate. Please note that there are many other circumstances that could adversely affect your investment and prevent the Portfolio from reaching its objective, which are not described here.


MARKET RISK. The Portfolio's share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including disappointing corporate earnings, adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or a company may deteriorate. In addition, an assessment by the Portfolio's Adviser of particular companies may prove incorrect, resulting in losses or poor performance by those holdings, even in a rising market. The Portfolio could also miss attractive investment opportunities if its Adviser underweights markets or industries where there are significant returns, and could lose value if the Adviser overweights markets or industries where there are significant declines.


FOREIGN INVESTMENT RISK. Investments in foreign securities involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject:

  . These risks may include the seizure by the government of company assets, excessive taxation, withholding taxes on dividends and interest, limitations on the use or transfer of portfolio assets, and political or social instability.

  . Enforcing legal rights may be difficult, costly and slow in foreign countries, and there may be special problems enforcing claims against foreign governments.

  . Foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there may be less public information about their operations.

  .  Foreign markets may be less liquid and more volatile than U.S. markets.

  . Foreign securities often trade in currencies other than the U.S. dollar, and the Portfolio may directly hold foreign currencies and purchase and sell foreign currencies. Changes in currency exchange rates will affect the Portfolio's net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of foreign securities. An increase in the strength of the U.S. dollar relative to these other currencies may cause the value of the Portfolio to decline. Certain foreign currencies may be particularly volatile, and foreign governments may intervene in the currency markets, causing a decline in value or liquidity of the Portfolio's foreign currency or securities holdings.

  . Costs of buying, selling and holding foreign securities, including brokerage, tax and custody costs, may be higher than those involved in domestic transactions.

In addition, investments in emerging markets include all of the risks of investments in foreign securities and are subject to severe price declines. The economic and political structures of developing nations, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity. Such countries may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners and economies based on only a few industries. For these reasons, all of the risks of investing in foreign securities are heightened by investing in emerging markets countries. The markets of developing countries have been more volatile than the markets of developed countries with more mature economies. These markets often have provided significantly higher or lower rates of return than developed markets, and significantly greater risks, to investors.

MARKET CAPITALIZATION RISK. Stocks fall into three broad market capitalization categories--large, medium and small. Investing primarily in one category carries the risk that due to current market conditions that category may be out of favor. If valuations of large capitalization companies appear to be greatly out of proportion to the valuations of small or medium capitalization companies, investors may migrate to the stocks of small and mid-sized companies causing a Portfolio that invests in these companies to increase in value more rapidly than a Portfolio that invests in larger, fully-valued companies. Larger more established companies may also be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion. Investing in medium and small capitalization companies may be subject to special risks associated with narrower product lines, more limited financial resources, smaller management groups, and a more limited trading market for their stocks as compared with larger companies. Securities of smaller capitalization issuers may therefore be subject to greater price volatility and may decline more significantly in market downturns than securities of larger companies. In some cases, these companies may be relatively new issuers (I.E., those having continuous operation histories of less than three years) which carries other risks in addition to the risks of other medium and small capitalization companies. New issuers may be more speculative because such companies are relatively unseasoned. These companies will often be involved in the development or marketing of a new product with no established market, which could lead to significant losses.

INVESTMENT STYLE RISK. Different investment styles tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. The Portfolio may outperform or underperform other funds that employ a different investment style. The Portfolio may also employ a combination of styles that impact its risk characteristics. Examples of different investment styles include growth and value investing. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's growth of earnings potential. Also, since growth companies usually invest a high portion of earnings in their business, growth stocks may lack the dividends of some value stocks that can cushion stock prices in a falling market. Growth oriented funds will typically underperform when value investing is in favor. Value stocks are those which are undervalued in comparison to their peers due to adverse business developments or other factors. Value investing carries the risk that the market will not recognize a security's inherent value for a long time, or that a stock judged to be undervalued may actually be appropriately priced or overvalued. Value oriented funds will typically underperform when growth investing is in favor.

PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

The bar chart below shows you the performance of the Portfolio's Class B shares, the Portfolio's oldest Class, for each full calendar year since its inception and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart.


Year-by-Year Total Return as of 12/31 of Each Year

                                    [CHART]

  02        03       04       05       06        07
-------   ------   ------   ------   ------    ------
-24.73%   28.53%    6.40%    4.71%    7.62%    14.29%

High Quarter: 2nd-2003  +14.54%
Low Quarter:  2nd-2002  -15.52%







 PORTFOLIO MANAGEMENT:

..  OppenheimerFunds, Inc. see page 15

..  For financial highlights see page 22

The table below compares the Portfolio's Class A, Class B and Class E shares' average annual compounded total returns for the 1- and 5-year periods, as applicable, and from inception through 12/31/07 with the S&P 500 Index and the Russell 1000 Growth Index. The S&P 500 Index is a widely recognized unmanaged index that measures the stock performance of 500 large- and medium-sized companies and is often used to indicate the performance of the overall stock market. The Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.



             Average Annual Total Return as of 12/31/07
--------------------------------------------------------------------
                                                   Since   Inception
                                   1 Year 5 Year Inception   Date
---------------------------------- ------ ------ --------- ---------
Class A                            14.45% 12.22%    5.06%    1/2/02
Class B                            14.29% 11.99%    1.88%   2/12/01
Class E                            14.48%    --    12.08%    5/1/05
S&P 500 Index                       5.49% 12.83%    2.82%*
Russell 1000 Growth Index          11.81% 12.10%   -0.73%*
*Index performance is from 2/1/01.


FEES AND EXPENSES:


The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2007, and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE


Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)


                                                   Class A Class B Class E
     ---------------------------------------------------------------------
     Management Fee                                 0.58%   0.58%   0.58%
     ---------------------------------------------------------------------
     12b-1 Fees                                     None    0.25%   0.15%
     ---------------------------------------------------------------------
     Other Expenses                                 0.04%   0.06%   0.07%
     ---------------------------------------------------------------------
     Total Annual Portfolio Operating Expenses*     0.62%   0.89%   0.80%
     ---------------------------------------------------------------------



        * Met Investors Advisory, LLC ("the Manager") and the Trust have entered into an Expense Limitation Agreement whereby the total Annual Portfolio Operating Expenses for the Class A, B and E shares of the Portfolio will not exceed 0.75%, 1.00% and 0.90%, respectively, for the period ended April 30, 2009 and in any year in which the Agreement is in effect. Under certain circumstances, any fees waived or expenses reimbursed by the Manager may, with the approval of the Trust's Board of Trustees, be repaid to the Manager.

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.


The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same and that all expense limitations remain in effect only for the period ended April 30, 2009. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.


EXAMPLE OF PORTFOLIO EXPENSES


                                        Class A  Class B  Class E
              ----------------------------------------------------
              1 Year                    $     64 $     91 $     82
              ----------------------------------------------------
              3 Years                   $    199 $    285 $    256
              ----------------------------------------------------
              5 Years                   $    347 $    495 $    446
              ----------------------------------------------------
              10 Years                  $    776 $  1,100 $    993
              ----------------------------------------------------

ADDITIONAL INVESTMENT STRATEGIES

In addition to the principal investment strategies discussed in the Portfolio's Investment Summary, the Portfolio may at times invest a portion of its assets in the investment strategies and may engage in certain investment techniques as described below. The SAI provides a more detailed discussion of certain of these and other securities and indicates if the Portfolio is subject to any limitations with respect to a particular investment strategy. These strategies and techniques may involve risks. (PLEASE NOTE THAT SOME OF THESE STRATEGIES MAY BE A PRINCIPAL INVESTMENT STRATEGY FOR THE PORTFOLIO AND CONSEQUENTLY ARE ALSO DESCRIBED IN THE PORTFOLIO'S INVESTMENT SUMMARY.) The Portfolio is not limited by this discussion and may invest in other types of securities not precluded by the policies discussed elsewhere in this Prospectus.



CONVERTIBLE SECURITIES. Convertible securities are preferred stocks or bonds that pay a fixed dividend or interest payment and are convertible into common stock at a specified price or conversion ratio.

Traditionally, convertible securities have paid dividends or interest rates higher than common stocks but lower than nonconvertible securities. They generally participate in the appreciation or depreciation of the underlying stock into which they are convertible, but to a lesser degree. These securities are also subject to market risk, interest rate risk and credit risk.

DEPOSITARY RECEIPTS. Depositary receipts are receipts for shares of a foreign-based corporation that entitle the holder to dividends and capital gains on the underlying security. Receipts include those issued by domestic banks (American Depositary Receipts), foreign banks (Global or European Depositary Receipts), and broker-dealers (depositary shares).

These instruments are subject to market risk and foreign investment risk.

DERIVATIVES. Derivatives are used to limit risk in a Portfolio or to enhance investment return, and have a return tied to a formula based upon an interest rate, index, price of a security, or other measurement. Derivatives include options, futures, forward contracts and related products.

Options are the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price.

Futures are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date.

Forward contracts are contracts to purchase or sell a specified amount of a financial instrument for an agreed upon price at a specified time.

Derivatives may be used to hedge against an opposite position that a Portfolio holds. Any loss generated by the derivatives should be offset by gains in the hedged investment. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains or result in losses or missed opportunities. In addition, derivatives that are used for hedging the Portfolio in specific securities may not fully offset the underlying positions. The counterparty to a derivatives contract also could default. Derivatives that involve leverage could magnify losses.

Derivatives may also be used to maintain a Portfolio's exposure to the market, manage cash flows or to attempt to increase income. Using derivatives for purposes other than hedging is speculative and involves greater risks. In many foreign countries, futures and options markets do not exist or are not sufficiently developed to be effectively used by a Portfolio that invests in foreign securities.

FOREIGN EQUITY SECURITIES. Foreign equity securities are subject to foreign investment risk in addition to the risks applicable to domestic equity securities, such as market risk.

HIGH QUALITY SHORT-TERM DEBT OBLIGATIONS, INCLUDING BANKERS' ACCEPTANCES, COMMERCIAL PAPER AND CERTIFICATES OF DEPOSIT ISSUED OR GUARANTEED BY BANK HOLDING COMPANIES IN THE U.S., THEIR SUBSIDIARIES AND FOREIGN BRANCHES OR OF THE WORLD BANK; VARIABLE AMOUNT MASTER DEMAND NOTES AND VARIABLE RATE NOTES ISSUED BY U.S. AND FOREIGN CORPORATIONS.

Commercial paper is a short-term debt obligation with a maturity ranging from one to 270 days issued by banks, corporations, and other borrowers to investors seeking to invest idle cash.

Variable amount master demand notes differ from ordinary commercial paper in that they are issued pursuant to a written agreement between the issuer and the holder, their amounts may be increased from time to time by the holder (subject to an agreed maximum) or decreased by the holder or the issuer, they are payable on demand, the rate of interest payable on them varies with an agreed formula and they are typically not rated by a rating agency. Transfer of such notes is usually restricted by the issuer, and there is no secondary trading market for them. Any variable amount master demand note purchased by the Portfolio will be regarded as an illiquid security.

These instruments are subject to credit risk, interest rate risk and foreign investment risk.

ILLIQUID AND RESTRICTED SECURITIES. The Portfolio may invest a portion of its assets in restricted and illiquid securities, which are investments that the Portfolio cannot easily resell within seven days at current value or that have contractual or legal restriction on resale. Restricted securities include those which are not registered under the Securities Act of 1933, as amended (the "1933 Act"), and are purchased directly from the issuer or in the secondary market (private placements).

If the Portfolio buys restricted or illiquid securities it may be unable to quickly resell them or may be able to sell them only at a price below current value or could have difficulty valuing these holdings precisely.

In recent years, however, a large institutional market has developed for certain securities that are not registered under the 1933 Act, including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

PREFERRED STOCKS. Preferred stocks are equity securities that generally pay dividends at a specified rate and have preference over common stock in the payment of dividends and liquidation. Preferred stock generally does not carry voting rights.

Preferred stocks are subject to market risk. In addition, because preferred stocks pay fixed dividends, an increase in interest rates may cause the price of a preferred stock to fall.


REAL ESTATE INVESTMENT TRUSTS. Real estate investment trusts ("REITs") are entities which invest in commercial and other real estate properties. Risks associated with investments in securities of companies in the real estate industry include: decline in the value of real estate; risks related to general and local economic conditions; overbuilding and increased competition; increases in property taxes and operating expenses; changes in zoning laws; casualty or condemnation losses; variations in rental income; changes in neighborhood values; the appeal of properties to tenants; and increases in interest rates. In addition, equity REITs may be affected by changes in the values of the underlying property owned by the trusts, while mortgage REITs may be affected by the quality of credit extended. REITs are dependent upon management skills, may not be diversified and are subject to the risks of financing projects. Such REITs are also subject to heavy cash flow dependency, defaults by borrowers, self liquidation and the possibility of failing to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended (the "Code"), and to maintain exemption from the 1940 Act. In the event an issuer of debt securities collateralized by real estate defaults, it is conceivable that the REITs could end up holding the underlying real estate. The Portfolio, as a shareholder of a REIT, bears a portion of the REIT's annual operating expenses.


REPURCHASE AGREEMENTS. Repurchase agreements involve the purchase of a security by the Portfolio and a simultaneous agreement by the seller (generally a bank or dealer) to repurchase the security from the Portfolio at a specified date or upon demand. This technique offers a method of earning income on idle cash.

Repurchase agreements involve credit risk, I.E., the risk that the seller will fail to repurchase the security, as agreed. In that case, the Portfolio will bear the risk of market value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security.

SECURITIES LOANS. For purposes of realizing additional income, the Portfolio may lend securities to broker-dealers or institutional investors approved by the Board of Trustees of the Trust. All securities loans will be made pursuant to agreement requiring the loans to be continuously secured by collateral in cash or high grade debt obligations at least equal at all times to the market value of the loaned securities. The borrower pays to the Portfolio an amount equal to any dividends or interest received on loaned securities. The Portfolio retains all or a portion of the interest received on investment of cash collected or receives a fee from the borrower.

The risk in lending portfolio securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral, or in the recovery of the securities or possible loss of rights in their collateral should the borrower fail financially.

U.S. GOVERNMENT SECURITIES. U.S. Government securities include direct obligations of the U.S. Government that are supported by its full faith and credit, like Treasury bills and GNMA certificates. Treasury bills have initial maturities of less than one year, Treasury notes have initial maturities of one to ten years and Treasury bonds may be issued with any maturity but generally have maturities of at least ten years. U.S. Government securities also include indirect obligations of the U.S. Government that are issued by federal agencies and government-sponsored entities, like bonds and notes issued by the Federal Home Loan Bank and Fannie Mae. Unlike Treasury securities, agency securities generally are not backed by the full faith and credit of the U.S. Government. Some agency securities are supported by the right of the issuer to borrow from the Treasury, others are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations and others are supported only by the credit of the sponsoring agency.

U.S. Government securities are subject to interest rate risk. Credit risk is remote.

DEFENSIVE INVESTMENTS


Under adverse market or economic conditions, the Portfolio could invest for temporary defensive purposes some or all of its assets in money market securities or utilize other investment strategies that may be inconsistent with the Portfolio's principal investment strategy. Temporary defensive instruments generally include U.S. government securities, bank time deposits denominated in the currency of any major nation, commercial paper and repurchase agreements. The Adviser may also invest in these types of securities or hold cash while looking for suitable investment opportunities or to maintain liquidity. Although the Portfolio would employ these measures only in seeking to avoid losses, they could reduce the benefit from an upswing in the market or prevent the Portfolio from meeting its investment objective.


PORTFOLIO TURNOVER

The Portfolio's Adviser will sell a security when it believes it is appropriate to do so, regardless of how long the Portfolio has owned that security. Buying and selling securities generally involves some expense to the Portfolio, such as commissions paid to brokers and other transaction costs. Generally speaking, the higher the Portfolio's annual portfolio turnover rate, the greater its brokerage costs. Increased brokerage costs may adversely affect the Portfolio's performance. Annual turnover rate of 100% or more is considered high and will result in increased costs to the Portfolio. The Portfolio generally intends to purchase securities for long-term investment and therefore will have a relatively low turnover rate.

DOWNGRADES IN FIXED INCOME DEBT SECURITIES

Unless required by applicable law, the Portfolio is not required to sell or dispose of any debt security that either loses its rating or has its rating reduced after the Portfolio purchases the security.

MANAGEMENT

The Trust's Board of Trustees is responsible for managing the business affairs of the Trust. The Trustees meet periodically to review the affairs of the Trust and to establish certain guidelines which the Manager and Adviser are expected to follow in implementing the investment policies and objectives of the Trust. The Trustees also review the management of the Portfolio's assets by the Adviser. Information about the Trustees and executive officers of the Trust is contained in the SAI.

THE MANAGER


Met Investors Advisory, LLC (the "Manager"), 5 Park Plaza, Suite 1900, Irvine, California 92614, has overall responsibility for the general management and administration of the Portfolio. The Manager selects and pays the fees of the Adviser for the Portfolio and monitors the Adviser's investment program. The Manager is an affiliate of MetLife.


As compensation for its services to the Portfolio, the Manager receives monthly compensation at an annual rate of a percentage of the average daily net assets of the Portfolio as follows: 0.65% of first $150 million of such assets plus 0.625% of such assets over $150 million up to $300 million plus 0.60% of such assets over $300 million up to $500 million plus 0.55% of such assets over $500 million up to $700 million plus 0.525% of such assets over $700 million up to $900 million plus 0.50% of such assets over $900 million.

A discussion regarding the basis of the decision of the Trust's Board of Trustees to approve the Management Agreement with the Manager and the investment advisory agreement with the Adviser is available in the Portfolio's annual report.

EXPENSE LIMITATION AGREEMENT


In the interest of limiting expenses of the Portfolio until April 30, 2009, the Manager has entered into an expense limitation agreement with the Trust ("Expense Limitation Agreement"). Pursuant to that Expense Limitation Agreement, the Manager has agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses of the Portfolio other than interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, other extraordinary expenses not incurred in the ordinary course of the Portfolio's business, but including amounts payable pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act are limited to 0.75%, 1.00% and 0.90% of daily net assets for Class A, Class B and Class E shares, respectively, of the Portfolio.


The Portfolio may at a later date reimburse to the Manager the management fees waived or limited and other expenses assumed and paid by the Manager pursuant to the Expense Limitation Agreement provided the Portfolio has reached a sufficient asset size to permit such reimbursement to be made without causing the total annual expense ratio of the Portfolio to exceed the percentage limit stated above. Consequently, no reimbursement by the Portfolio will be made unless: (i) the Portfolio's total annual expense ratio is less than the respective percentages stated above; and (ii) the payment of such reimbursement has been approved by the Trust's Board of Trustees.

The total amount of reimbursement to which the Manager may be entitled will equal, at any time, the sum of (i) all investment management fees previously waived or reduced by the Manager and (ii) all other payments previously remitted by the Manager to the Portfolio during any of the previous five fiscal years, less any reimbursement that the Portfolio has previously paid to the Manager with respect to (a) such investment management fees previously waived or reduced and (b) such other payments previously remitted by the Manager to the Portfolio.

THE ADVISER


Under the terms of the agreement between the Adviser and the Manager, the Adviser will develop a plan for investing the assets of the Portfolio, select the assets to be purchased and sold by the Portfolio, select the broker-dealer or broker-dealers through which the Portfolio will buy and sell its assets, and negotiate the payment of commissions, if any, to those broker-dealers. The Adviser follows the investment policies set by the Manager and the Board of Trustees for the Portfolio. Day-to-day management of the investments in the Portfolio is the responsibility of the Adviser's portfolio manager. The portfolio manager of the Portfolio is indicated below following a brief description of the Adviser. The SAI provides additional information about the portfolio manager's compensation, other accounts managed and the person's ownership of securities in the Portfolio.


The Trust and the Manager have received an exemptive order from the Securities and Exchange Commission that permits the Manager, subject to certain conditions, and without the approval of shareholders to: (a) employ a new unaffiliated investment adviser for the Portfolio pursuant to the terms of a new investment advisory agreement, in each case either as a replacement for an existing Adviser or as an additional Adviser; (b) change the terms of any investment advisory agreement; and (c) continue the employment of an existing Adviser on the same advisory contract terms where a contract has been assigned because of a change in control of the Adviser. In such circumstances, shareholders would receive notice of such action, including the information concerning the new Adviser that normally is provided in a proxy statement.

The Manager pays the Adviser a fee based on the Portfolio's average daily net assets. The Portfolio is not responsible for the fees paid to the Adviser.


OPPENHEIMERFUNDS, INC. ("Oppenheimer"), Two World Financial Center, 225 Liberty Street, 11th Floor, New York, New York 10281, is the Adviser to the Portfolio. Oppenheimer has been an investment adviser since January 1960. Oppenheimer (including affiliates) managed more than $260 billion in assets as of December 31, 2007, including other Oppenheimer funds with more than 6 million shareholder accounts.

MARC L. BAYLIN, CFA acts as manager of the Portfolio.


  . Mr. Baylin joined Oppenheimer on September 6, 2005 as a Vice President. Prior to joining Oppenheimer, he was Managing Director and Lead Portfolio Manager at JP Morgan Fleming Investment Management from June 2002 to August 2005 and was a Vice President of T. Rowe Price where he was an analyst from June 1993 and a portfolio manager from March 1999 to June 2002.


DISTRIBUTION PLANS

The Portfolio has adopted for its Class B and Class E shares a plan pursuant to Rule 12b-1 under the 1940 Act (the "Plan") and pursuant to the Plan, entered into a Distribution Agreement with MetLife Investors Distribution Company located at 5 Park Plaza, Suite 1900, Irvine, California 92614. MetLife Investors Distribution Company is an affiliate of the Manager, and serves as principal underwriter for the Trust. The Plan permits the use of Trust as-sets to help finance the distribution of the shares of the Portfolio. Under the Plan, the Trust, on behalf of the Portfolio, is permitted to pay to various service providers up to 0.50% for Class B and up to 0.25% for Class E of the average daily net assets of the Portfolio allocated, as applicable, to Class B and Class E shares as payment for services rendered in connection with the distribution of the shares of the Portfolio. Currently, payments with respect to Class B and Class E shares are limited to 0.25% and 0.15%, respectively, of average net assets, which amount may be increased to the full Plan amount by the Trustees of the Trust without shareholder approval. Because these fees are paid out of Trust assets on an on-going basis, over time these costs will increase the cost of your investment and may cost you more than other types of sales charges.


YOUR INVESTMENT

SHAREHOLDER INFORMATION

The separate accounts of MetLife are the record owners of the Portfolio's shares. Any reference to the shareholder in this Prospectus technically refers to those separate accounts and not to you, the Contract owner. The legal rights of you, the Contract owner, are different from the legal rights of the record owner.

However, MetLife is required to solicit instructions from Contract owners when voting on shareholder issues. Any voting by MetLife as shareholder would therefore reflect the actual votes of Contract owners. Neither the Securities and Exchange Commission nor MetLife requires any specific minimum percentage of Contract owners to vote in order for MetLife to echo vote the remaining unvoted votes. MetLife seeks to obtain a reasonable level of turnout given the particular voting trend. MetLife may use various methods of encouraging Contract owners to vote, including additional solicitations. The practice of echo voting means that a minority of Contract owners may, in practice, determine whether an item passes or fails. Please see "Voting Rights" in the prospectus for the Contracts for more information on your voting rights.

DISCLOSURE OF PORTFOLIO HOLDINGS


Shares of the Trust are offered only to separate accounts of the Insurance Companies. The following information is generally made available on one or more of the Insurance Company websites (including www.metlifeinvestors.com): (i) the ten largest portfolio holdings of the Portfolio; (ii) unless the Adviser has objected, the percentage of the Portfolio's net assets that each of the portfolio holdings represents; and (iii) the percentage of the Portfolio's net assets that these holdings represent in the aggregate. Unless the Adviser has objected, this information is posted on the website as early as on or about the tenth business day following the calendar quarter and no later than on or about the first business day of the second month following the calendar quarter. The Trust may exclude any portion of these holdings from the posting when deemed in the best interest of the Trust. These postings generally remain until replaced by new postings as described above. For these purposes, the Portfolio's ten largest portfolio holdings are not considered to include swaps, futures, or forward currency transactions or transactions transmitted to the Trust's custodian after certain established cut-off times.


A description of the Portfolio's policies and procedures with respect to the disclosure of the Portfolio's portfolio securities is available in the SAI.

DIVIDENDS, DISTRIBUTIONS AND TAXES

DIVIDENDS AND DISTRIBUTIONS

The Portfolio intends to distribute substantially all of its net investment income, if any. The Portfolio distributes its dividends from its net investment income to MetLife's separate accounts at least once a year and not to you, the Contract owner. These distributions are in the form of additional shares and not cash. The result is that the Portfolio's investment performance, including the effect of dividends, is reflected in the cash value of the Contracts. Please see the Contract prospectus for more information.

All net realized long- or short-term capital gains of the Portfolio are also declared once a year and reinvested in the Portfolio.

TAXES

Please see the Contract prospectus for a discussion of the tax impact on you resulting from the income taxes the separate accounts owe as a result of their ownership of the Portfolio's shares and their receipt of dividends and capital gains.

The Portfolio expects to qualify and to continue to qualify as a regulated investment company under Subchapter M of the Code. As qualified, the Portfolio is not subject to federal income tax on that part of its taxable income that it distributes to you. Taxable income consists generally of net investment income, and any capital gains. It is the Portfolio's intention to distribute all such income and gains.

Shares of the Portfolio are currently offered only to the separate accounts of MetLife. Separate accounts are insurance company separate accounts that fund life insurance policies and annuity contracts. Under the Code, an insurance company pays no tax with respect to income of a qualifying separate account when the income is properly allocable to the value of eligible variable annuity or variable life insurance contracts. For a discussion of the taxation of life insurance companies and the separate accounts, as well as the tax treatment of the policies and annuity contracts and the holders thereof, see the discussion of federal income tax considerations included in the prospectus for the Contracts.

Section 817(h) of the Code and the regulations thereunder impose "diversification" requirements on the assets underlying a Contract. The Portfolio intends to maintain diversification which will allow each Contract to satisfy these requirements. These requirements are in addition to the diversification requirements imposed on the Portfolio by Subchapter M and the 1940 Act. Technically, the section 817(h) requirements provide that, with limited exceptions, as of the end of each calendar quarter or within thirty days thereafter no more than 55% of the assets underlying a Contract may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments, and no more than 90% by any four investments. For this purpose, an investment in the Portfolio is treated not as a single investment but as an investment in each asset owned by the Portfolio, so long as shares of the Portfolio are owned only by separate accounts of insurance companies, by qualified pension and retirement plans, and by a limited class of other investors. The Portfolio is and will be so owned. Thus so long as the Portfolio meets the section 817(h) diversification tests, each Contract will also meet those tests. See the prospectus for the Contracts.

The foregoing is only a summary of some of the important federal income tax considerations generally affecting the Portfolio and you; see the SAI for a more detailed discussion. You are urged to consult your tax advisers.

REPORT TO POLICYHOLDERS

The fiscal year of the Portfolio ends on December 31 of each year. The Trust will send to you, at least semi-annually, reports which show the Portfolio's composition and other information. An annual report, with audited information, will be sent to you each year.

SALES AND PURCHASES OF SHARES


The Trust does not sell its shares directly to the public. The Trust continuously sells Class A, Class B and Class E shares of the Portfolio only to the separate accounts of MetLife to fund Contracts. The Trust could also offer shares to other separate accounts of other insurers if approved by the Board of Trustees.


PURCHASE AND REDEMPTION OF SHARES

MetLife Investors Distribution Company is the principal underwriter and distributor of the Trust's shares. MetLife Investors Distribution Company places orders for the purchase or redemption of shares of the Portfolio based on, among other things, the amount of net Contract premiums or purchase payments transferred to the separate accounts, transfers to or from a separate account investment division and benefit payments to be effected on a given date pursuant to the terms of the Contract. Such orders are effected, without sales charge, at the net asset value per share for the Portfolio determined on that same date. The Trust reserves the right to reject or limit all or part of any purchase or exchange order for any reason.

The Portfolio is available as an investment option under a number of different variable insurance products, many of which do not limit the number of transfers among the available underlying funds. A large number of transfers could raise transaction costs for the Portfolio and could require the Adviser to maintain increased cash reserves, which could harm performance in rising markets.


Shares of the Portfolio are sold and redeemed at their net asset value without the imposition of any sales commission or redemption charge. Class A shares are not subject to a Rule 12b-1 fee. Class B and Class E shares are subject to a Rule 12b-1 fee of 0.25% and 0.15%, respectively, of average daily net assets. (However, certain sales or other charges may apply to the Contract, as described in the Contract prospectus.) Under certain circumstances, redemption proceeds may be paid in securities or other property rather than in cash if the Manager determines it is in the best interests of the Trust.


MARKET TIMING

The Trust's Board of Trustees has adopted certain procedures, described below, to discourage certain types of trading in Portfolio shares that may be harmful to long-term investors, specifically (i) trading that is designed to exploit pricing inefficiencies and thereby dilute the returns of long-term investors; or (ii) frequent trading by an investor that generates sufficiently volatile cash flows to be disruptive to a portfolio manager's ability to manage the Portfolio's assets ((i) or (ii), "market timing"). The Trust is not intended for investment by market timers. The Trust does not knowingly accommodate market timing in the Portfolio and, to the Trust's knowledge, there are no arrangements currently in place that are designed to permit any contract owner to engage in market timing. As discussed above, the Trust reserves the right to reject or limit all or part of any purchase or exchange order for any reason.


The Trust requires that the insurance company separate accounts that invest in the Portfolios have in place policies and procedures reasonably designed to detect and deter market timing in the separate accounts by contract owners. In addition, the Manager monitors cashflows of certain Portfolios identified as presenting pricing inefficiencies that could potentially be exploited by market timers, and, with respect to each Portfolio, conducts certain tests to help detect cash outflows or cashflow volatility that may be disruptive to a portfolio manager's ability to manage the Portfolio. If, based on such monitoring, the Manager believes (i) that a Portfolio's cash flows may reflect a pattern of market timing or (ii) that a Portfolio's cash flows may reflect frequent trading that is disruptive to the management of the Portfolio and it is appropriate given the context of the cash flow volatility (e.g., type of Portfolio, amount of assets), the Manager will refer the matter to the appropriate insurance company or companies.

Further, in accordance with Rule 22c-2 under the 1940 Act, the Trust has contracted with insurance separate accounts to enable it to request and receive information regarding transactions in the shares of the Trust's Portfolios and limit transactions that violate the Trust's policies on market timing.


If the Trust finds that any insurance company has in place inadequate policies and procedures, with respect to a particular separate account, to detect and deter market timing in Portfolio shares and there is evidence of market timing in that separate account, the Trust or any of its Portfolios may be discontinued as an investment option of that separate account. In such an event, all contract owners of such separate account would no longer be able to make new investments in the Trust or any of its Portfolios. The Trust reserves the right to modify this policy, including any procedures established from time to time to effectuate this policy, at any time without notice.

LIMITATIONS ON THE TRUST'S ABILITY TO DETECT AND DETER MARKET TIMING

The Portfolio is available as an investment option under a number of different variable insurance products. Owners of these variable insurance products transfer value among sub-accounts of the insurance company separate accounts by contacting the insurance companies. The resulting purchases and redemptions of Portfolio shares are made through omnibus accounts of the insurance companies. The right of an owner of such a variable insurance product to transfer among sub-accounts is governed by a contract between the insurance company and such owner. Many of these contracts do not limit the number of transfers among the available underlying funds that a contract owner may make. The terms of these contracts, the presence of financial intermediaries (including the insurance companies) between the Trust and contract owners, the utilization of omnibus accounts by these intermediaries and other factors such as state insurance laws may limit the Trust's ability to detect and deter market timing. Multiple tiers of such financial intermediaries may further compound the Trust's difficulty in detecting and deterring such market timing activities.

RISKS ASSOCIATED WITH MARKET TIMING GENERALLY

While the Trust will try to detect and deter market timing by utilizing the procedures described above, these procedures may not be successful in identifying or deterring market timing. By realizing profits through short-term trading, contract owners that engage in market timing activities may dilute the value of shares held by long-term investors. Cashflow volatility resulting from frequent trading of Portfolio shares, especially involving large dollar amounts, may disrupt a portfolio manager's ability to manage the Portfolio's assets. Frequent trading may be disruptive if it makes it difficult for the Portfolio to implement its long-term investment strategies, for example by causing the Portfolio to maintain a higher level of its assets in cash to accommodate such frequent trading. Frequent trading may also be disruptive if it forces the Portfolio to sell portfolio securities at inopportune times to raise cash to accommodate such trading activity. In addition, frequent trading may cause the Portfolio to incur increased expenses. For example, as a result of such frequent trading, the Portfolio may be forced to liquidate investments and thereby incur increased brokerage costs. All of these factors may adversely affect Portfolio performance.

Associated with an investment in the Portfolio that itself invests in securities that are, for example, thinly traded, traded infrequently, or relatively less liquid is the risk that the current market price for the securities may not accurately reflect current market values. A market timer may seek to engage in strategies designed to take advantage of these pricing differences ("price arbitrage") and thereby dilute the returns of long-term investors. Portfolios that may be adversely affected by price arbitrage include those Portfolios that significantly invest in small cap equity securities and in certain fixed-income securities, such as high yield bonds.

A Portfolio that invests significantly in foreign securities may be particularly susceptible to strategies designed to exploit pricing inefficiencies. This is because foreign securities are typically traded on markets that close well before the time the Portfolio calculates its net asset value (typically at 4:00 p.m. Eastern Time), which gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities. The time zone differences among international stock markets can allow a market timer engaging in certain strategies to exploit differences in Portfolio share prices that are based on closing prices of foreign securities established some time before the Portfolio calculates its own share price (a type of price arbitrage referred to as "time zone arbitrage"). As discussed more fully below, the Trust has procedures, referred to as fair value pricing, that allow the Trust to adjust closing market prices of foreign securities to reflect what is believed to be the fair value of those securities at the time the Portfolio calculates its net asset value. While there is no assurance, the Portfolio expects that the use of fair value pricing will reduce a market timer's ability to engage in time zone arbitrage to the detriment of Portfolio shareholders.

VALUATION OF SHARES


The Portfolio's net asset value ("NAV") per share is ordinarily determined once daily, as of the close of the regular session of business on the New York Stock Exchange (NYSE) (usually at 4:00 p.m., Eastern Time), on each day the NYSE is open. To the extent that the Portfolio's assets are traded in other markets when the NYSE is closed, the value of the Portfolio's assets may be effected on days when the Trust is not open for business. In addition, trading in some of the Portfolio's assets may not occur when the Trust is open for business.

NAV of a Portfolio share is computed by dividing the value of the net assets of the Portfolio by the total number of shares outstanding in the Portfolio. Share prices for any transaction are those next calculated after receipt of an order.


Except for money market instruments maturing in 60 days or less and foreign securities as discussed below, securities held by the Portfolio are valued at market value. If market values are not readily available, or if available market quotations are not reliable, securities are priced at their fair value as determined by the Valuation Committee of the Trust's Board of Trustees using procedures approved by the Board of Trustees. The Portfolio may use fair value pricing if the value of a security has been materially affected by events occurring before the Portfolio's calculation of NAV but after the close of the primary markets on which the security is traded. The Portfolio may also use fair value pricing if reliable market quotations are unavailable due to infrequent trading or if trading in a particular security was halted during the day and did not resume prior to the Portfolio's calculation of NAV. The use of fair value pricing has the effect of valuing a security based upon the price the Portfolio might reasonably expect to receive if it sold that security but does not guarantee that the security can be sold at the fair value price. Further, because of the inherent uncertainty of fair valuation, a fair valuation price may differ significantly from the value that would have been used had a ready market for the investment existed, and these differences could be material. With respect to any portion of the Portfolio's assets that is invested in other open-end investment companies, that portion of the Portfolio's NAV is calculated based on the NAV of that investment company. The prospectus for the other investment company explains the circumstances and effects of fair value pricing for that investment company.

The Portfolio has retained a third party pricing service to automatically fair value each of its investments that is traded principally on a foreign exchange or market, subject to adjustment by the Trust's Valuation Committee. The Valuation Committee will regularly monitor and review the services provided by the pricing service to the Portfolio and periodically report to the Board on the pricing services' performance.

Money market instruments maturing in 60 days or less are valued on the amortized cost basis.

FINANCIAL HIGHLIGHTS


The following financial highlights table is intended to help you understand the Portfolio's Class A, Class B and Class E shares financial performance for the past five years or its period of operation, as applicable. Certain information reflects financial results for a single Portfolio share. Total return in the table shows how much an investment in the Portfolio would have increased (or decreased) during each period (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, whose report is included in the Annual Report of the Portfolio, which is available upon request.


                                   OPPENHEIMER CAPITAL APPRECIATION PORTFOLIO


                                                         FOR THE YEARS ENDED DECEMBER 31,
                                                      ---------------------------------------
CLASS A                                               2007(A) 2006(A) 2005(A) 2004(A) 2003(A)
---------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                   $9.27   $8.69   $8.36   $8.33   $6.47
                                                      ------  ------  ------  ------  ------
INCOME FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                   0.03    0.02    0.03    0.07    0.01
NET REALIZED AND UNREALIZED GAINS                       1.26    0.66    0.39    0.47    1.85
                                                      ------  ------  ------  ------  ------
TOTAL FROM INVESTMENT OPERATIONS                        1.29    0.68    0.42    0.54    1.86
                                                      ------  ------  ------  ------  ------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                  (0.01)  (0.03)  (0.01)  (0.06)      --
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS         (0.61)  (0.07)  (0.08)  (0.45)      --
                                                      ------  ------  ------  ------  ------
TOTAL DISTRIBUTIONS                                   (0.62)  (0.10)  (0.09)  (0.51)      --
                                                      ------  ------  ------  ------  ------
NET ASSET VALUE, END OF PERIOD                         $9.94   $9.27   $8.69   $8.36   $8.33
                                                      ------  ------  ------  ------  ------
TOTAL RETURN                                          14.45%   7.81%   4.99%   6.70%  28.75%
                                                      ------  ------  ------  ------  ------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)               $124.7  $505.6  $664.2  $298.0    $0.2
RATIOS TO AVERAGE NET ASSETS(1):

EXPENSES**                                             0.62%   0.65%   0.69%   0.68%   0.72%
NET INVESTMENT INCOME                                  0.33%   0.22%   0.42%   0.90%   0.07%
PORTFOLIO TURNOVER RATE                                70.8%   60.7%   72.4%   65.3%   36.6%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                               0.62%   0.65%  0.64%*  0.69%*  0.75%*
RATIO OF EXPENSES TO AVERAGE NET ASSETS AFTER BROKER
REBATES:**                                               N/A     N/A     N/A     N/A   0.72%

--------------------------------------------------------------------------------


* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.

** Prior to 05/01/2003, broker rebates were excluded from the calculation of the expense limitation.

N/A Not applicable

(a) Net investment income per share was calculated using average shares outstanding.

  OPPENHEIMER CAPITAL APPRECIATION PORTFOLIO


                                                          FOR THE YEARS ENDED DECEMBER 31,
                                                      -----------------------------------------
CLASS B                                               2007(A) 2006(A) 2005(A) 2004(A)  2003(A)
-----------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                    $9.20   $8.62  $8.31   $8.29      $6.45
                                                      ------- ------- ------  ------  ---------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME (LOSS)                          0.00(b)  (0.01)   0.01    0.06  (0.00)(b)
NET REALIZED AND UNREALIZED GAINS                        1.27    0.67   0.38    0.46       1.84
                                                      ------- ------- ------  ------  ---------
TOTAL FROM INVESTMENT OPERATIONS                         1.27    0.66   0.39    0.52       1.84
                                                      ------- ------- ------  ------  ---------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                       --  (0.01)     --  (0.05)         --
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS          (0.61)  (0.07) (0.08)  (0.45)         --
                                                      ------- ------- ------  ------  ---------
TOTAL DISTRIBUTIONS                                    (0.61)  (0.08) (0.08)  (0.50)         --
                                                      ------- ------- ------  ------  ---------
NET ASSET VALUE, END OF PERIOD                          $9.86   $9.20  $8.62   $8.31      $8.29
                                                      ------- ------- ------  ------  ---------
TOTAL RETURN                                           14.29%   7.62%  4.71%   6.40%     28.53%
                                                      ------- ------- ------  ------  ---------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                $553.3  $535.1 $501.8  $634.6     $551.0
RATIOS TO AVERAGE NET ASSETS(1):

EXPENSES**                                              0.89%   0.90%  0.94%   0.95%      0.99%
NET INVESTMENT INCOME (LOSS)                            0.03% (0.06)%  0.18%   0.67%    (0.03)%
PORTFOLIO TURNOVER RATE                                 70.8%   60.7%  72.4%   65.3%      36.6%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                0.89%   0.90% 0.89%*  0.91%*     0.98%*
RATIO OF EXPENSES TO AVERAGE NET ASSETS AFTER BROKER
REBATES:**                                                N/A     N/A    N/A     N/A      0.99%

--------------------------------------------------------------------------------


* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.

** Prior to 05/01/2003, broker rebates were excluded from the calculation of the expense limitation.

N/A Not applicable

(a) Net investment income (loss) per share was calculated using average shares outstanding.

(b) Rounds to less than $0.005 per share.

                                   OPPENHEIMER CAPITAL APPRECIATION PORTFOLIO


                                                                                 FOR THE PERIOD FROM
                                                                                     MAY 2, 2005
                                                             FOR THE YEARS ENDED   (COMMENCEMENT OF
                                                               DECEMBER 31,         OPERATIONS) TO
                                                             ------------------- DECEMBER 31, 2005(A)
CLASS E                                                       2007(A)   2006(A)  --------------------
---------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                             $9.25    $8.68           $7.97
                                                             ---------  -------        --------
INCOME FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                             0.01  0.00(b)            0.01
NET REALIZED AND UNREALIZED GAINS                                 1.28     0.67            0.79
                                                             ---------  -------        --------
TOTAL FROM INVESTMENT OPERATIONS                                  1.29     0.67            0.80
                                                             ---------  -------        --------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                         (0.00)(b)   (0.03)          (0.01)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS                   (0.61)   (0.07)          (0.08)
                                                             ---------  -------        --------
TOTAL DISTRIBUTIONS                                             (0.61)   (0.10)          (0.09)
                                                             ---------  -------        --------
NET ASSET VALUE, END OF PERIOD                                   $9.93    $9.25           $8.68
                                                             ---------  -------        --------
TOTAL RETURN                                                    14.48%    7.68%         10.01%+
                                                             ---------  -------        --------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                           $6.2     $2.5            $0.9
RATIOS TO AVERAGE NET ASSETS(1):

EXPENSES                                                         0.80%    0.80%         0.83%++
NET INVESTMENT INCOME                                            0.13%    0.03%         0.15%++
PORTFOLIO TURNOVER RATE                                          70.8%    60.7%          72.4%+
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS BEFORE
REIMBURSEMENT BY THE MANAGER AND BROKER REBATES:                   N/A    0.80%        0.80%*++

--------------------------------------------------------------------------------

+  Non-annualized
++ Annualized

* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
N/A Not applicable

(a) Net investment income per share was calculated using average shares outstanding.

(b) Rounds to less than $0.005 per share.

FOR MORE INFORMATION

If you would like more information about the Portfolio, the following documents are available to you free upon request:

ANNUAL/SEMI-ANNUAL REPORTS

Contain additional information about the Portfolio's performance. In the Portfolio's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION ("SAI")

Provides a fuller technical and legal description of the Portfolio's policies, investment restrictions, and business structure. The SAI is legally considered to be a part of this Prospectus.

IF YOU WOULD LIKE A COPY OF THE CURRENT VERSIONS OF THESE DOCUMENTS, OR OTHER INFORMATION ABOUT THE PORTFOLIO, CONTACT:

                          MET INVESTORS SERIES TRUST
                           5 PARK PLAZA, SUITE 1900
                           IRVINE, CALIFORNIA 92614

                                1-800-848-3854

Free copies of the SAI and Annual and Semi-Annual Reports are available at the following website: www.metlifeinvestors.com

Information about the Portfolio, including the Annual and Semi-annual Reports and SAI, may also be obtained from the Securities and Exchange Commission ("SEC"):

[_] IN PERSONReview and copy documents in the SEC's Public Reference Room in
             Washington, D.C. (for information call 202-551-8090).

[_] ON LINE  Retrieve information from the EDGAR database on the SEC's web site at: http://www.sec.gov.

[_] BY MAIL  Request documents, upon payment of a duplicating fee, by writing to SEC, Public Reference Section, Washington, D.C. 20549 or by e-mailing the SEC at publicinfo@sec.gov.

                             SEC FILE # 811-10183

                                 MET INVESTORS
                            S E R I E S   T R U S T



                   PIMCO Inflation Protected Bond Portfolio


                      Class A, Class B and Class E Shares


                                __PROSPECTUS__


                                APRIL 28, 2008




Like all securities, these securities have not been approved or disapproved by the
    Securities and Exchange Commission, nor has the Securities and Exchange
      Commission passed upon the accuracy or adequacy of this Prospectus.
           Any representation to the contrary is a criminal offense.

                           ____TABLE OF CONTENTS____


                                                            PAGE

            INTRODUCTION                                     3
               Understanding the Trust                       3
               Understanding the Portfolio                   3

            THE PORTFOLIO                                    4

              INVESTMENT SUMMARY                             4
               PIMCO Inflation Protected Bond Portfolio      5

              ADDITIONAL INVESTMENT STRATEGIES               11
              MANAGEMENT                                     19
               The Manager                                   19
               The Adviser                                   20
               Distribution Plans                            20

            YOUR INVESTMENT                                  22
               Shareholder Information                       22
               Dividends, Distributions and Taxes            22
               Sales and Purchases of Shares                 24

            FINANCIAL HIGHLIGHTS                             28

            FOR MORE INFORMATION                         Back Cover

INTRODUCTION

UNDERSTANDING THE TRUST


Met Investors Series Trust (the "Trust") is an open-end management investment company that offers a selection of fifty-two managed investment portfolios or mutual funds. Only one of these portfolios is offered through this Prospectus (the "Portfolio"). Please see the Investment Summary section of this Prospectus for specific information on the Portfolio.


  INVESTING THROUGH A VARIABLE INSURANCE CONTRACT


  Class A, Class B and Class E shares of the Portfolio are currently only sold to separate accounts of Metropolitan Life Insurance Company and certain of its affiliates (collectively, "MetLife" or the "Insurance Companies") to fund the benefits under certain individual flexible premium variable life insurance policies and individual and group variable annuity contracts (collectively, "Contracts"). As a Contract owner, your premium payments are allocated to the Portfolio in accordance with your Contract.


  A particular class of the Portfolio may not be available under the Contract you have chosen. The prospectus for the Contract shows the classes available to you. Please read this Prospectus carefully. It provides information to assist you in your decision. If you would like additional information about the Portfolio, please request a copy of the Statement of Additional Information ("SAI"). For details about how to obtain a copy of the SAI and other reports and information, see the back cover of this Prospectus. The SAI is incorporated by reference into this Prospectus.

  The Portfolio's name and investment objective are very similar to a certain publicly available mutual fund that is managed by the same investment adviser. The Portfolio in this Prospectus is not that publicly available mutual fund and will not have the same performance. Different performance will result from such factors as different implementation of investment policies, different investment restrictions, different cash flows into and out of the Portfolio, different fees and expenses, and different asset sizes.

UNDERSTANDING THE PORTFOLIO

After this Introduction you will find an Investment Summary for the Portfolio. The Investment Summary presents important facts about the Portfolio, including information about its investment objective, principal investment strategy, primary risks, fees and expenses and past performance.


 PLEASE SEE THE CONTRACT PROSPECTUS FOR A DETAILED EXPLANATION OF YOUR CONTRACT.

                                 THE PORTFOLIO


 THE PORTFOLIO IN THIS PROSPECTUS IS A MUTUAL FUND: A POOLED INVESTMENT THAT IS PROFESSIONALLY MANAGED AND THAT GIVES YOU THE OPPORTUNITY TO PARTICIPATE IN FINANCIAL MARKETS. THE PORTFOLIO STRIVES TO REACH ITS STATED INVESTMENT OBJECTIVE, WHICH CAN BE CHANGED WITHOUT SHAREHOLDER APPROVAL. AS WITH ALL MUTUAL FUNDS, THERE IS NO GUARANTEE THAT THE PORTFOLIO WILL ACHIEVE ITS INVESTMENT OBJECTIVE.


 THE PORTFOLIO'S ADVISER MAY SELL A PORTFOLIO SECURITY WHEN THE VALUE OF THE INVESTMENT REACHES OR EXCEEDS ITS ESTIMATED FAIR VALUE, TO TAKE ADVANTAGE OF MORE ATTRACTIVE INVESTMENT OPPORTUNITIES, WHEN THE ISSUER'S INVESTMENT FUNDAMENTALS BEGIN TO DETERIORATE, WHEN THE PORTFOLIO MUST MEET REDEMPTIONS, OR FOR OTHER INVESTMENT REASONS.


INVESTMENT SUMMARY

The Portfolio summary discusses the following:

    INVESTMENT OBJECTIVE
    What is the Portfolio's investment goal?

    PRINCIPAL INVESTMENT STRATEGY
    How does the Portfolio attempt to achieve its investment goal? What types of investments does it contain? What style of investing and investment philosophy does it follow?

    PRIMARY RISKS
    What are the specific risks of investing in the Portfolio?

    PAST PERFORMANCE
    How well has the Portfolio performed over time?

    FEES AND EXPENSES
    What is the cost of investing in the Portfolio?

In addition to its principal investment strategy, the Portfolio may invest in various types of securities and engage in various investment techniques and practices which are not the principal focus of the Portfolio and therefore are not described in the Investment Summary section of the Prospectus. These other securities and investment techniques and practices in which the Portfolio may engage, together with their risks, are briefly discussed in "Additional Investment Strategies" in this Prospectus.

The SAI provides more detailed information regarding the various types of securities that the Portfolio may purchase and certain investment techniques and practices of its Adviser.

The Contracts may be sold by banks. AN INVESTMENT IN THE PORTFOLIO THROUGH A CONTRACT IS NOT A DEPOSIT OR OBLIGATION OF, OR GUARANTEED BY, ANY BANK, AND IS NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY OF THE U.S. GOVERNMENT.

                   PIMCO INFLATION PROTECTED BOND PORTFOLIO

INVESTMENT OBJECTIVE:

Maximum real return, consistent with preservation of capital and prudent investment management.

PRINCIPAL INVESTMENT STRATEGY:


The Portfolio seeks to achieve its investment objective by investing under normal circumstances at least 80% of its net assets in inflation-indexed bonds of varying maturities issued by the U.S. and non-U.S. governments, their agencies or instrumentalities, and corporations (either through cash market purchases, forward commitments or derivative instruments). Inflation-indexed bonds are fixed income securities that are structured to provide protection against inflation. The value of the bond's principal or the interest income paid on the bond is adjusted to track changes in an official inflation measure. Inflation-indexed bonds issued by a foreign government are generally adjusted to reflect a comparable inflation index, calculated by that government. The average portfolio duration of the Portfolio normally will vary within (plus or minus) three years of the duration of the Lehman Brothers Global Real: U.S. TIPS Bond Index.

Principal investments may include inflation-indexed bonds and other fixed income securities issued by the U.S. government or its subdivisions, agencies or government-sponsored enterprises, non-U.S. governments or their subdivisions, agencies or government-sponsored enterprises, and U.S. and foreign companies including mortgage-related securities, stripped mortgage-related securities; corporate bonds and notes; asset-backed securities; money market instruments; structured notes such as hybrid or "indexed" securities and event-linked bonds; loan participations and assignments; delayed funding loans; revolving credit facilities; debt securities issued by states or local governments and their agencies, authorities and other government-sponsored enterprises; and obligations of international agencies or supranational entities. The Portfolio also may invest up to 30% of its total assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar denominated securities of foreign issuers. The Portfolio may invest up to 10% of its total assets in securities and instruments that are economically tied to emerging market countries. Foreign currency exposure (from non-U.S. dollar denominated securities or currencies) normally will be limited to 20% of the Portfolio's total assets.

The Portfolio may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities. The Portfolio may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques such (such as buy backs or dollar rolls). In addition, the Portfolio may engage in forward commitments, when issued and delayed delivery securities transactions.


PRIMARY RISKS:

The value of your investment in the Portfolio may be affected by one or more of the following risks, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate. Please note that there are many other circumstances that could adversely affect your investment and prevent the Portfolio from reaching its objective, which are not described here.


MARKET RISK. The Portfolio's share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including disappointing corporate earnings, adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or a company may deteriorate. In addition, an assessment by the Portfolio's Adviser of particular companies may prove incorrect, resulting in losses or poor performance by those holdings, even in a rising market. The Portfolio could also miss attractive investment opportunities if its Adviser underweights markets or industries where there are significant returns, and could lose value if the Adviser overweights markets or industries where there are significant declines.


INTEREST RATE RISK. The values of debt securities are subject to change when prevailing interest rates change. When interest rates go up, the value of debt securities and certain dividend paying stocks tends to fall. If your Portfolio invests a significant portion of its assets in debt securities or stocks purchased primarily for dividend income and interest rates rise, then the value of your investment may decline. Alternatively, when interest rates go down, the value of debt securities and certain dividend paying stocks may rise.

Interest rate risk will affect the price of a fixed income security more if the security has a longer maturity because changes in interest rates are increasingly difficult to predict over longer periods of time. Fixed income securities with longer maturities will therefore be more volatile than other fixed income securities with shorter maturities. Conversely, fixed income securities with shorter maturities will be less volatile but generally provide lower returns than fixed income securities with longer maturities. The average maturity and duration of the Portfolio's fixed income investments will affect the volatility of the Portfolio's share price.

CREDIT RISK. The value of debt securities is directly affected by an issuer's ability to pay principal and interest on time. If your Portfolio invests in debt securities, the value of your investment may be adversely affected when an issuer fails to pay an obligation on a timely basis. The Portfolio may also be subject to credit risk to the extent it engages in transactions, such as securities loans, repurchase agreements or certain derivatives, which involve a promise by a third party to honor an obligation to the Portfolio. Such third party may be unwilling or unable to honor its financial obligations.

FOREIGN INVESTMENT RISK. Investments in foreign securities involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject:

  . These risks may include the seizure by the government of company assets, excessive taxation, withholding taxes on dividends and interest, limitations on the use or transfer of portfolio assets, and political or social instability.

  . Enforcing legal rights may be difficult, costly and slow in foreign countries, and there may be special problems enforcing claims against foreign governments.

  . Foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there may be less public information about their operations.

  .  Foreign markets may be less liquid and more volatile than U.S. markets.

  . Foreign securities often trade in currencies other than the U.S. dollar, and the Portfolio may directly hold foreign currencies and purchase and sell foreign currencies. Changes in currency exchange rates will affect the Portfolio's net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of foreign securities. An increase in the strength of the U.S. dollar relative to these other currencies may cause the value of the Portfolio to decline. Certain foreign currencies may be particularly volatile, and foreign governments may intervene in the currency markets, causing a decline in value or liquidity of the Portfolio's foreign currency or securities holdings.

  . Costs of buying, selling and holding foreign securities, including brokerage, tax and custody costs, may be higher than those involved in domestic transactions.

In addition, investments in emerging markets include all of the risks of investments in foreign securities and are subject to severe price declines. The economic and political structures of developing nations, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity. Such countries may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners and economies based on only a few industries. For these reasons, all of the risks of investing in foreign securities are heightened by investing in emerging markets countries. The markets of developing countries have been more volatile than the markets of developed countries with more mature economies. These markets often have provided significantly higher or lower rates of return than developed markets, and significantly greater risks, to investors.

HIGH YIELD DEBT SECURITY RISK. High yield debt securities, or junk bonds, are securities which are rated below "investment grade" or are not rated, but are of equivalent quality. High yield debt securities range from those for which the prospect for repayment of principal and interest is predominantly speculative to those which are currently in default on principal or interest payments. A Portfolio with high yield debt securities may be more susceptible to credit risk and market risk than a Portfolio that invests only in higher quality debt securities because these lower-rated debt securities are less secure financially and more sensitive to downturns in the economy. In addition, the secondary market for such securities may not be as liquid as that for more highly rated debt securities. As a result, the Portfolio's Adviser may find it more difficult to sell these securities or may have to sell them at lower prices.

You should understand that high yield securities are not generally meant for short-term investing. When the Portfolio invests in high yield securities it generally seeks to receive a correspondingly higher return to compensate it for the additional credit risk and market risk it has assumed.

MORTGAGE- AND ASSET-BACKED SECURITIES RISK. Mortgage-related securities may be issued or guaranteed by the U.S. Government, its agencies or instrumentalities or may be issued by private issuers and as such are not guaranteed by the U.S. Government, its agencies or instrumentalities. Like other debt securities, changes in interest rates generally affect the value of a mortgage-backed security. Additionally, some mortgage-backed securities may be structured so that they may be particularly sensitive to interest rates.

Investments in mortgage-related securities are also subject to special risks of prepayment. Prepayment risk occurs when the issuer of a security can prepay the principal prior to the security's maturity. Securities subject to prepayment risk, including the collateralized mortgage-obligations and other mortgage-related securities that the Portfolio can buy, generally offer less potential for gains when prevailing interest rates decline, and have greater potential for loss when interest rates rise depending upon the coupon of the underlying securities. The impact of prepayments on the price of a security may be difficult to predict and may increase the volatility of the price. In addition, early repayment of mortgages underlying these securities may expose the Portfolio to a lower rate of return when it reinvests the principal. Further, the Portfolio may buy mortgage-related securities at a premium. Accelerated prepayments on those securities could cause the Portfolio to lose a portion of its principal investment represented by the premium the Portfolio paid.

If interest rates rise rapidly, prepayments may occur at slower rates than expected, which could have the effect of lengthening the expected maturity of a short- or medium-term security. That could cause its value to fluctuate more widely in response to changes in interest rates. In turn, this could cause the value of the Portfolio's shares to fluctuate more.

Non-mortgage asset-backed securities are not issued or guaranteed by the U.S. Government or its agencies or government-sponsored entities. In the event of a failure of these securities or of mortgage-related securities issued by private issuers to pay interest or repay principal, the assets backing these securities such as automobiles or credit card receivables may be insufficient to support the payments on the securities.

DERIVATIVES RISK. The Portfolio's investments in derivatives can significantly increase the Portfolio's exposure to market risk or credit risk of the counterparty. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the relevant assets, rates and indices.



CREDIT DEFAULT SWAP RISK. The use of credit default transactions is a highly specialized activity that involves investment techniques and risks that are different from those associated with ordinary portfolio securities transactions. If the Adviser is incorrect in its forecasts of the interest rates, currency exchange rates or market values or its assessments of the credit risks, relevant to these transactions that it enters, the investment performance of the Portfolio may be less favorable than it would have been if the Portfolio had not entered into them.

Because these arrangements are bi-lateral agreements between the Portfolio and its counterparty, each party is exposed to the risk of default by the other. In addition, they may involve a small investment of cash compared to the risk assumed with the result that small changes may produce disproportionate and substantial gains or losses to the Portfolio. However, the Portfolio's obligations under swap agreements generally are collateralized by cash or government securities based on the amount by which the value of the payments that the Portfolio is required to pay exceed the value of the payments that its counterparty is required to make. The Portfolio segregates liquid assets equal to any difference between that excess and the amount of collateral that they are required to provide. Conversely, the Portfolio requires their counterparties to provide collateral on a comparable basis except in those instances in which the Adviser is satisfied with the claims paying ability of the counterparty without such collateral.

PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

The bar chart below shows you the performance of the Portfolio's Class B shares for each full calendar year since its inception and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart.


               Year-by-Year Total Return as of 12/31 of Each Year

                                    [CHART]

                       04        05        06       07
                      -----     -----    ------   -----
                      8.99%     1.39%     0.39%   10.80%

High Quarter:   1st - 2004    +5.93%
Low Quarter:    2nd - 2004    -3.03%


The table below compares the Portfolio's Class A, Class B and Class E shares' average annual compounded total returns for the 1-year period and from inception through 12/31/07 with the Lehman Brothers Global Real: U.S. TIPS Bond Index, an unmanaged market index which is made up specifically of U.S. Treasury Inflation Linked Securities. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.



   Average Annual Total Return as of 12/31/07
-------------------------------------------------
                                Since   Inception
                       1 Year Inception   Date
---------------------- ------ --------- ---------
Class A                11.08%   5.94%    5/1/03
Class B                10.80%   5.69%    5/1/03
Class E                10.93%   7.49%    5/1/06
Lehman Brothers Global
 Real: U.S. TIPS Bond
 Index                 11.63%   6.15%*
* Index performance is from 4/30/03.



 PORTFOLIO MANAGEMENT:


..  Pacific Investment Management Company LLC see page 20

..  For financial highlights see page 28

FEES AND EXPENSES:


The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2007 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE


Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)


                                          Class A Class B Class E
-----------------------------------------------------------------
Management Fee                             0.50%   0.50%   0.50%
-----------------------------------------------------------------
12b-1 Fees                                 None    0.25%   0.15%
-----------------------------------------------------------------
Other Expenses                             0.05%   0.05%   0.06%
-----------------------------------------------------------------
Total Annual Portfolio Operating Expenses  0.55%   0.80%   0.71%
-----------------------------------------------------------------




EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.


The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.


EXAMPLE OF PORTFOLIO EXPENSES


         Class A Class B Class E
--------------------------------
1 Year    $ 56    $ 82    $ 73
--------------------------------
3 Years   $177    $256    $228
--------------------------------
5 Years   $308    $446    $396
--------------------------------
10 Years  $691    $993    $885
--------------------------------

ADDITIONAL INVESTMENT STRATEGIES

In addition to the principal investment strategies discussed in the Portfolio's Investment Summary, the Portfolio may at times invest a portion of its assets in the investment strategies and may engage in certain investment techniques as described below. The SAI provides a more detailed discussion of certain of these and other securities and indicates if the Portfolio is subject to any limitations with respect to a particular investment strategy. These strategies and techniques may involve risks. (PLEASE NOTE THAT SOME OF THESE STRATEGIES MAY BE A PRINCIPAL INVESTMENT STRATEGY FOR THE PORTFOLIO AND CONSEQUENTLY ARE ALSO DESCRIBED IN THE PORTFOLIO'S INVESTMENT SUMMARY.) The Portfolio is not limited by this discussion and may invest in other types of securities not precluded by the policies discussed elsewhere in this Prospectus.

BRADY BONDS. Brady Bonds are collateralized or uncollateralized fixed income securities created through the exchange of existing commercial bank loans to public and private entities in certain emerging markets for new bonds in connection with debt restructurings. Brady Bonds have been issued only in the last decade and, accordingly do not have a long payment history. These securities are subject to credit risk and interest rate risk.

COLLATERALIZED MORTGAGE OBLIGATIONS (CMOS). CMOs are fixed income securities secured by mortgage loans and other mortgage-backed securities and are generally considered to be derivatives. CMOs may be issued or guaranteed by the U.S. Government or its agencies or instrumentalities or collateralized by a portfolio of mortgages or mortgage-related securities guaranteed by such an agency or instrumentality or may be non-U.S. Government guaranteed.

CMOs carry general fixed income securities risks, such as credit risk and interest rate risk, and risks associated with mortgage-backed securities, including prepayment risk, which is the risk that the underlying mortgages or other debt may be refinanced or paid off prior to their maturities during periods of declining interest rates. In that case, an Adviser may have to reinvest the proceeds from the securities at a lower rate. Potential market gains on a security subject to prepayment risk may be more limited than potential market gains on a comparable security that is not subject to prepayment risk.

CONVERTIBLE SECURITIES. Convertible securities are preferred stocks or bonds that pay a fixed dividend or interest payment and are convertible into common stock at a specified price or conversion ratio.

Traditionally, convertible securities have paid dividends or interest rates higher than common stocks but lower than nonconvertible securities. They generally participate in the appreciation or depreciation of the underlying stock into which they are convertible, but to a lesser degree. These securities are also subject to market risk, interest rate risk and credit risk.

DEPOSITARY RECEIPTS. Depositary receipts are receipts for shares of a foreign-based corporation that entitle the holder to dividends and capital gains on the underlying security. Receipts include those issued by domestic banks (American Depositary Receipts), foreign banks (Global or European Depositary Receipts), and broker-dealers (depositary shares).

These instruments are subject to market risk and foreign investment risk.

DERIVATIVES. Derivatives are used to limit risk in a Portfolio or to enhance investment return, and have a return tied to a formula based upon an interest rate, index, price of a security, or other measurement. Derivatives include options, futures, forward contracts and related products.

Options are the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price.

Futures are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date.

Forward contracts are contracts to purchase or sell a specified amount of a financial instrument for an agreed upon price at a specified time.

Derivatives may be used to hedge against an opposite position that a Portfolio holds. Any loss generated by the derivatives should be offset by gains in the hedged investment. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains or result in losses or missed opportunities. In addition, derivatives that are used for hedging the Portfolio in specific securities may not fully offset the underlying positions. The counterparty to a derivatives contract also could default. Derivatives that involve leverage could magnify losses.

Derivatives may also be used to maintain a Portfolio's exposure to the market, manage cash flows or to attempt to increase income. Using derivatives for purposes other than hedging is speculative and involves greater risks. In many foreign countries, futures and options markets do not exist or are not sufficiently developed to be effectively used by a Portfolio that invests in foreign securities.

DIRECT PARTICIPATION IN CORPORATE LOANS. By purchasing a loan, the Portfolio acquires some or all of the interest of a bank or other lending institution in a loan to a corporate borrower. Many such loans are secured, and most impose restrictive covenants which must be met by the borrower. These loans are made generally to finance internal growth, mergers, acquisitions, stock repurchases, leveraged buy-outs and other corporate activities. Such loans may be in default at the time of purchase. The Portfolio may also purchase trade or other claims against companies, which generally represent money owed by the company to a supplier of goods or services. These claims may also be purchased at a time when the company is in default. Certain of the loans acquired by a Portfolio may involve revolving credit facilities or other standby financing commitments which obligate the Portfolio to pay additional cash on a certain date or on demand.

The highly leveraged nature of many such loans may make such loans especially vulnerable to adverse changes in economic or market conditions. Loans and other direct investments may not be in the form of securities or may be subject to restrictions on transfer, and only limited opportunities may exist to resell such instruments. As a result, the Portfolio may be unable to sell such investments at an opportune time or may have to resell them at less than fair market value.

DOLLAR ROLL TRANSACTIONS. Mortgage dollar rolls are transactions in which the Portfolio sells securities for delivery in the current month and simultaneously contracts with the same counter-party to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date. During the roll period, the Portfolio loses the right to receive principal (including prepayments of principal) and interest paid on the securities sold. However, the Portfolio would benefit to the extent of any difference between the price received for the securities sold and the lower forward price for the future purchase (often referred to as the

"drop") or fee income plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. Unless such benefits exceed the income, capital appreciation and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of the Portfolio compared with what such performance would have been without the use of mortgage dollar rolls. Accordingly, the benefits derived from the use of mortgage dollar rolls depend upon the Adviser's ability to manage mortgage prepayments. There is no assurance that mortgage dollar rolls can be successfully employed. All cash proceeds will be invested in instruments that are permissible investments for the Portfolio. The Portfolio will maintain until the settlement date the segregation, either on the records of the Adviser or with the Trust's custodian, of cash or other liquid securities in an amount equal to the forward purchase price.

FOREIGN CURRENCY TRANSACTIONS. Foreign currency transactions are entered into for the purpose of hedging against foreign exchange risk arising from the Portfolio's investment or anticipated investment in securities denominated in foreign currencies. The Portfolio also may enter into these contracts for purposes of increasing exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. Foreign currency transactions include the purchase of foreign currency on a spot (or cash) basis, contracts to purchase or sell foreign currencies at a future date (forward contracts), the purchase and sale of foreign currency futures contracts, and the purchase of exchange traded and over-the-counter call and put options on foreign currency futures contracts and on foreign currencies.

These hedging transactions do not eliminate fluctuations in the underlying prices of the securities which the Portfolio owns or intends to purchase or sell. They simply establish a rate of exchange which can be achieved at some future point in time.

Foreign currency exchange rates may fluctuate significantly over short periods of time. A forward foreign currency exchange contract reduces the Portfolio's exposure to changes in the value of the currency it will deliver and increases its exposure to changes in the value of the currency it will exchange into. Contracts to sell foreign currency will limit any potential gain which might be realized by the Portfolio if the value of the hedged currency increases. In the case of forward contracts entered into for the purpose of increasing return, the Portfolio may sustain losses which will reduce its gross income. Forward foreign currency exchange contracts also involve the risk that the party with which the Portfolio enters the contract may fail to perform its obligations to the Portfolio. The purchase and sale of foreign currency futures contracts and the purchase of call and put options on foreign currency futures contracts and on foreign currencies involve certain risks associated with derivatives.

FOREIGN DEBT SECURITIES. Foreign debt securities are issued by foreign corporations and governments. They may include Eurodollar obligations and Yankee bonds.

Foreign debt securities are subject to foreign investment risk, credit risk and interest rate risk. Securities in developing countries are also subject to the additional risks associated with emerging markets.

FORWARD COMMITMENTS, WHEN-ISSUED AND DELAYED DELIVERY SECURITIES. Forward commitments, when-issued and delayed delivery securities generally involve the purchase of a security with payment and delivery at some time in the future--I.E., beyond normal settlement.

The Portfolio does not earn interest on such securities until settlement and bears the risk of market value fluctuations in between the purchase and settlement dates. New issues of stocks and bonds, private placements and U.S. Government securities may be sold in this manner.

HIGH QUALITY SHORT-TERM DEBT OBLIGATIONS, INCLUDING BANKERS' ACCEPTANCES, COMMERCIAL PAPER AND CERTIFICATES OF DEPOSIT ISSUED OR GUARANTEED BY BANK HOLDING COMPANIES IN THE U.S., THEIR SUBSIDIARIES AND FOREIGN BRANCHES OR OF THE WORLD BANK; VARIABLE AMOUNT MASTER DEMAND NOTES AND VARIABLE RATE NOTES ISSUED BY U.S. AND FOREIGN CORPORATIONS.

Commercial paper is a short-term debt obligation with a maturity ranging from one to 270 days issued by banks, corporations, and other borrowers to investors seeking to invest idle cash.

Variable amount master demand notes differ from ordinary commercial paper in that they are issued pursuant to a written agreement between the issuer and the holder, their amounts may be increased from time to time by the holder (subject to an agreed maximum) or decreased by the holder or the issuer, they are payable on demand, the rate of interest payable on them varies with an agreed formula and they are typically not rated by a rating agency. Transfer of such notes is usually restricted by the issuer, and there is no secondary trading market for them. Any variable amount master demand note purchased by a Portfolio will be regarded as an illiquid security.

These instruments are subject to credit risk, interest rate risk and foreign investment risk.

HIGH YIELD/HIGH RISK DEBT SECURITIES. High yield/high risk debt securities are securities that are rated below investment grade by the primary rating agencies (e.g., BB or lower by S&P and Ba or lower by Moody's). Other terms commonly used to describe such securities include "lower rated bonds," "noninvestment grade bonds," and "junk bonds."

High yield/high risk debt securities are subject to high yield debt security risk as described in "Primary Risks" above.

HYBRID INSTRUMENTS. Hybrid instruments are a form of a derivative and combine the elements of futures contracts or options with those of debt, preferred equity or a depositary instrument. They are often indexed to the price of a commodity, particular currency, or a domestic or foreign debt or equity security index. Examples of hybrid instruments include debt instruments with interest or principal payments or redemption terms determined by reference to the value of a currency or commodity or securities index at a future point in time or preferred stock with dividend rates determined by reference to the value of a currency.

Hybrids may bear interest or pay dividends at below market (or even relatively nominal) rates. Under certain conditions, the redemption value of the instrument could be zero. Hybrids can have volatile prices and limited liquidity and their use by the Portfolio may not be successful.

ILLIQUID AND RESTRICTED SECURITIES. Each Portfolio may invest a portion of its assets in restricted and illiquid securities, which are investments that the Portfolio cannot easily resell within seven days at current value or that have contractual or legal restriction on resale.

Restricted securities include those which are not registered under the Securities Act of 1933, as amended (the "1933 Act"), and are purchased directly from the issuer or in the secondary market (private placements).

If the Portfolio buys restricted or illiquid securities it may be unable to quickly resell them or may be able to sell them only at a price below current value or could have difficulty valuing these holdings precisely.

In recent years, however, a large institutional market has developed for certain securities that are not registered under the 1933 Act, including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

INDEXED SECURITIES. A Portfolio may invest in indexed securities whose value is linked to foreign currencies, interest rates, commodities, indices or other financial indicators. Most indexed securities are short to intermediate term fixed income securities whose values at maturity (i.e., principal value) or interest rates rise or fall according to changes in the value of one or more specified underlying instruments. Indexed securities may be positively or negatively indexed (i.e., their principal value or interest rates may increase or decrease if the underlying instrument appreciates), and may have return characteristics similar to direct investments in the underlying instrument or to one or more options on the underlying instrument. Indexed securities may be more volatile than the underlying instrument itself and could involve the loss of all or a portion of the principal amount of, or interest on, the instrument.

INTEREST RATE TRANSACTIONS. Interest rate transactions are hedging transactions such as interest rate swaps and the purchase or sale of interest rate caps and floors. They are used by a Portfolio in an attempt to protect the value of its investments from interest rate fluctuations. Interest rate swaps involve the exchange by the Portfolio with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate floor. The Adviser to the Portfolio enters into these transactions on behalf of the Portfolio primarily to preserve a return or spread on a particular investment or portion of its portfolio or to protect against any increase in the price of securities the Portfolio anticipates purchasing at a later date. The Portfolio will not sell interest rate caps or floors that it does not own.

There is the risk that the Adviser may incorrectly predict the direction of interest rates resulting in losses to the Portfolio.

INVESTMENT GRADE DEBT SECURITIES. Investment grade debt securities are securities rated in one of the four highest rating categories by S&P, Moody's or other nationally recognized rat-ing agency. These securities are subject to interest rate risk and credit risk. Securities rated in the fourth investment category by a nationally recognized rating agency (e.g., BBB by S&P and Baa by Moody's) may have speculative characteristics.

INVESTMENTS IN OTHER INVESTMENT COMPANIES, INCLUDING PASSIVE FOREIGN INVESTMENT COMPANIES. When the Portfolio invests in another investment company, it must bear the management and other fees of the investment company, in addition to its own expenses. As a result, the Portfolio may be exposed to duplicate expenses which could lower its value. Investments in passive foreign investment companies also are subject to foreign investment risk.

Passive foreign investment companies are any foreign corporations which generate certain amounts of passive income or hold certain amounts of assets for the production of passive income. Passive income includes dividends, royalties, rent, and annuities.

MORTGAGE-BACKED SECURITIES, INCLUDING GNMA CERTIFICATES, MORTGAGE-BACKED BONDS AND STRIPPED MORTGAGE-BACKED SECURITIES. Mortgage-backed securities include securities backed by Ginnie Mae and Fannie Mae as well as by private issuers. These securities represent collections (pools) of commercial and residential mortgages. These securities are generally pass-through securities, which means that principal and interest payments on the underlying securities (less servicing fees) are passed through to shareholders on a pro rata basis.

These securities carry general fixed income security risks, such as credit risk and interest rate risk, as well as prepayment risk.

MUNICIPAL SECURITIES. Municipal securities are debt obligations issued by local, state and regional governments that provide interest income that is exempt from federal income tax. These securities are subject to interest rate risk and credit risk.

NON-MORTGAGE ASSET-BACKED SECURITIES. Non-mortgage asset-backed securities include equipment trust certificates and interests in pools of receivables, such as motor vehicle installment purchase obligations and credit card receivables. Such securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in the underlying pools of assets. This means that principal and interest payments on the underlying securities (less servicing fees) are passed through to shareholders on a pro rata basis.

The value of some asset-backed securities may be particularly sensitive to changes in prevailing interest rates, and like other fixed income investments, the ability of the Portfolio to successfully use these instruments may depend in part upon the ability of an Adviser to forecast interest rates and other economic factors correctly.

PIK (PAY-IN-KIND) DEBT SECURITIES AND ZERO-COUPON BONDS. PIK debt securities are debt obligations which provide that the issuer may, at its option, pay interest on such bonds in cash or in the form of additional debt obligations. Such investments benefit the issuer by mitigating its need for cash to meet debt service, but also require a higher rate of return to attract investors who are willing to defer receipt of such cash.

Zero-coupon bonds are bonds that provide for no current interest payment and are sold at a discount. These investments pay no interest in cash to its holder during its life and usually trade at a deep discount from their face or par value. These investments may experience greater volatility in market value due to changes in interest rates than debt obligations which make regular payments of interest. The Portfolio will accrue income on such investments for tax accounting purposes, as required, which is distributable to shareholders and which, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities to satisfy the Portfolio's distribution obligations.

These securities are subject to credit risk and interest rate risk.

PREFERRED STOCKS. Preferred stocks are equity securities that generally pay dividends at a specified rate and have preference over common stock in the payment of dividends and liquidation. Preferred stock generally does not carry voting rights.

Preferred stocks are subject to market risk. In addition, because preferred stocks pay fixed dividends, an increase in interest rates may cause the price of a preferred stock to fall.


REAL ESTATE INVESTMENT TRUSTS. REITs are entities which invest in commercial and other real estate properties. Risks associated with investments in securities of companies in the real estate industry include: decline in the value of real estate; risks related to general and local economic conditions; overbuilding and increased competition; increases in property taxes and operating expenses; changes in zoning laws; casualty or condemnation losses; variations in rental income; changes in neighborhood values; the appeal of properties to tenants; and increases in interest rates. In addition, equity REITs may be affected by changes in the values of the underlying property owned by the trusts, while mortgage REITs may be affected by the quality of credit extended. REITs are dependent upon management skills, may not be diversified and are subject to the risks of financing projects. Such REITs are also subject to heavy cash flow dependency, defaults by borrowers, self liquidation and the possibility of failing to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended (the "Code"), and to maintain exemption from the 1940 Act. In the event an issuer of debt securities collateralized by real estate defaults, it is conceivable that the REITs could end up holding the underlying real estate. The Portfolio, as a shareholder of a REIT, bears a portion of the REIT's annual operating expenses.


REPURCHASE AGREEMENTS. Repurchase agreements involve the purchase of a security by a Portfolio and a simultaneous agreement by the seller (generally a bank or dealer) to repurchase the security from the Portfolio at a specified date or upon demand. This technique offers a method of earning income on idle cash.

Repurchase agreements involve credit risk, I.E., the risk that the seller will fail to repurchase the security, as agreed. In that case, the Portfolio will bear the risk of market value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security.

REVERSE REPURCHASE AGREEMENTS. Reverse repurchase agreements involve the sale of a security by a Portfolio to another party (generally a bank or dealer) in return for cash and an agreement by the Portfolio to buy the security back at a specified price and time.

Reverse repurchase agreements will be used primarily to provide cash to satisfy unusually high redemption requests or for other temporary or emergency purposes. Reverse repurchase agreements are considered a form of borrowing by the Portfolio and, therefore, are a form of leverage. Leverage may cause any gains or losses of the Portfolio to be magnified.

SECURITIES LOANS. For purposes of realizing additional income, the Portfolio may lend securities to broker-dealers or institutional investors approved by the Board of Trustees of the Trust. All securities loans will be made pursuant to agreement requiring the loans to be continuously secured by collateral in cash or high grade debt obligations at least equal at all times to the market value of the loaned securities. The borrower pays to the Portfolio an amount equal to any dividends or interest received on loaned securities. The Portfolio retains all or a portion of the interest received on investment of cash collected or receives a fee from the borrower.

The risk in lending portfolio securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral, or in the recovery of the securities or possible loss of rights in their collateral should the borrower fail financially.

SHORT SALES. Short sales are sales of securities that the seller does not own. The seller must borrow the securities to make delivery to the buyer. A short sale may be uncollateralized or against-the-box. A short sale is "against-the-box" if at all times when the short position is open, the seller owns an equal amount of the securities sold short or securities convertible into, or exchanged without further consideration for, securities of the same issue as the securities sold short.

The price of securities purchased to replace borrowed securities sold short may be greater than proceeds received in the short sale resulting in a loss to the Portfolio.

STRUCTURED NOTES. A form of hybrid investment, structured notes are derivatives on which the amount of principal repayment and/or interest payments is based upon the movement of one or more factors. Structured notes are interests in entities organized and operated for the purpose of restructuring the investment characteristics of debt obligations. Structured notes are typically sold in private placement transactions, and there currently is no active trading market for structured notes.

Structured notes are also subject to credit risk and interest rate risk and can have volatile prices.

U.S. GOVERNMENT SECURITIES. U.S. Government securities include direct obligations of the U.S. Government that are supported by its full faith and credit, like Treasury bills and GNMA certificates. Treasury bills have initial maturities of less than one year, Treasury notes have initial maturities of one to ten years and Treasury bonds may be issued with any maturity but generally have maturities of at least ten years. U.S. Government securities also include indirect obligations of the U.S. Government that are issued by federal agencies and government-sponsored entities, like bonds and notes issued by the Federal Home Loan Bank and Fannie Mae. Unlike Treasury securities, agency securities generally are not backed by the full faith and credit of the U.S. Government. Some agency securities are supported by the right of the issuer to borrow from the Treasury, others are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations and others are supported only by the credit of the sponsoring agency.

U.S. Government securities are subject to interest rate risk. Credit risk is remote.

DEFENSIVE INVESTMENTS


Under adverse market or economic conditions, the Portfolio could invest for temporary defensive purposes some or all of its assets in money market securities or utilize other investment strategies that may be inconsistent with the Portfolio's principal investment strategy. Temporary defensive instruments generally include U.S. government securities, bank time deposits denominated in the currency of any major nation, commercial paper and repurchase agreements. The Adviser may also invest in these types of securities or hold cash while looking for suitable investment opportunities or to maintain liquidity. Although the Portfolio would employ these measures only in seeking to avoid losses, they could reduce the benefit from an upswing in the market or prevent the Portfolio from meeting its investment objective.


PORTFOLIO TURNOVER

The Portfolio's Adviser will sell a security when it believes it is appropriate to do so, regardless of how long the Portfolio has owned that security. Buying and selling securities generally involves some expense to the Portfolio, such as commissions paid to brokers and other transaction costs. Generally speaking, the higher the Portfolio's annual portfolio turnover rate, the greater its brokerage costs. Increased brokerage costs may adversely affect the Portfolio's performance. Annual turnover rate of 100% or more is considered high and will result in increased costs to the Portfolio. The Portfolio generally will have annual turnover rates of 100% or more.

DOWNGRADES IN FIXED INCOME DEBT SECURITIES

Unless required by applicable law, the Portfolio is not required to sell or dispose of any debt security that either loses its rating or has its rating reduced after the Portfolio purchases the security.

MANAGEMENT

The Trust's Board of Trustees is responsible for managing the business affairs of the Trust. The Trustees meet periodically to review the affairs of the Trust and to establish certain guidelines which the Manager and Adviser are expected to follow in implementing the investment policies and objectives of the Trust. The Trustees also review the management of the Portfolio's assets by the Adviser. Information about the Trustees and executive officers of the Trust is contained in the SAI.

THE MANAGER


Met Investors Advisory, LLC (the "Manager"), 5 Park Plaza, Suite 1900, Irvine, California 92614, has overall responsibility for the general management and administration of the Portfolio. The Manager selects and pays the fees of the Adviser for the Portfolio and monitors the Adviser's investment program. The Manager is an affiliate of MetLife.


As compensation for its services to the Portfolio, the Manager receives monthly compensation at an annual rate of 0.50% of the first $1.2 billion of the Portfolio's average daily net assets plus 0.45% of such assets over $1.2 billion.

A discussion regarding the basis of the decision of the Trust's Board of Trustees to approve the Management Agreement with the Manager and the investment advisory agreement with the Adviser is available in the Portfolio's annual report.

THE ADVISER


Under the terms of the agreement between the Adviser and the Manager, the Adviser will develop a plan for investing the assets of the Portfolio, select the assets to be purchased and sold by the Portfolio, select the broker-dealer or broker-dealers through which the Portfolio will buy and sell its assets, and negotiate the payment of commissions, if any, to those broker-dealers. The Adviser follows the investment policies set by the Manager and the Board of Trustees for the Portfolio. Day-to-day management of the investments in the Portfolio is the responsibility of the Adviser's portfolio manager. The portfolio manager of the Portfolio is indicated below following a brief description of the Adviser. The SAI provides additional information about the portfolio manager's compensation, other accounts managed and the person's ownership of securities in the Portfolio.


The Trust and the Manager have received an exemptive order from the Securities and Exchange Commission that permits the Manager, subject to certain conditions, and without the approval of shareholders to: (a) employ a new unaffiliated investment adviser for the Portfolio pursuant to the terms of a new investment advisory agreement, in each case either as a replacement for an existing Adviser or as an additional Adviser; (b) change the terms of any investment advisory agreement; and (c) continue the employment of an existing Adviser on the same advisory contract terms where a contract has been assigned because of a change in control of the Adviser. In such circumstances, shareholders would receive notice of such action, including the information concerning the new Adviser that normally is provided in a proxy statement.

The Manager pays the Adviser a fee based on the Portfolio's average daily net assets. The Portfolio is not responsible for the fees paid to the Adviser.


PACIFIC INVESTMENT MANAGEMENT COMPANY LLC ("PIMCO"), 840 Newport Center Drive, Newport Beach, California 92660, is the Adviser to the Portfolio. PIMCO, a Delaware limited liability company, is a majority-owned subsidiary of Allianz Global Investors of America L.P. ("AGI LP"). Allianz SE is the indirect majority owner of AGI LP. Allianz SE is a European-based, multinational insurance and financial services holding company. As of December 31, 2007, PIMCO had approximately $746.3 billion in assets under management.

  . MIHIR WORAH is an Executive Vice President, portfolio manager, and member of the government and derivatives desk. He joined PIMCO in 2001 as a member of the analytics team and worked on term structure modeling and options pricing.

DISTRIBUTION PLANS

The Portfolio has adopted for its Class B and Class E shares a plan pursuant to Rule 12b-1 under the 1940 Act (the "Plan") and pursuant to the Plan, entered into a Distribution Agreement with MetLife Investors Distribution Company, located at 5 Park Plaza, Suite 1900, Irvine, California 92614. MetLife Investors Distribution Company is an affiliate of the Manager, and serves as principal underwriter for the Trust. The Plan permits the use of Trust assets to help finance the distribution of the shares of the Portfolio. Under the Plan, the Trust, on behalf of the Portfolio, is permitted to pay to various service providers up to 0.50% for Class B and up to 0.25% for Class E of the average daily net assets of the Portfolio allocated, as applicable, to Class B and Class E shares as payment for services rendered in connection with the distribution of the shares of the Portfolio. Currently, payments with respect to Class B and Class E shares are limited to 0.25% and 0.15%, respectively, of average net assets, which amount may be increased to the full Plan amount by the Trustees of the Trust without shareholder approval. Because these fees are paid out of Trust assets on an on-going basis, over time these costs will increase the cost of your investment and may cost you more than other types of sales charges.

YOUR INVESTMENT

SHAREHOLDER INFORMATION

The separate accounts of MetLife are the record owners of the Portfolio's shares. Any reference to the shareholder in this Prospectus technically refers to those separate accounts and not to you, the Contract owner. The legal rights of you, the Contract owner, are different from the legal rights of the record owner.

However, MetLife is required to solicit instructions from Contract owners when voting on shareholder issues. Any voting by MetLife as shareholder would therefore reflect the actual votes of Contract owners. Neither the Securities and Exchange Commission nor MetLife requires any specific minimum percentage of Contract owners to vote in order for MetLife to echo vote the remaining unvoted votes. MetLife seeks to obtain a reasonable level of turnout given the particular voting trend. MetLife may use various methods of encouraging Contract owners to vote, including additional solicitations. The practice of echo voting means that a minority of Contract owners may, in practice, determine whether an item passes or fails. Please see "Voting Rights" in the prospectus for the Contracts accompanying this Prospectus for more information on your voting rights.

DISCLOSURE OF PORTFOLIO HOLDINGS


Shares of the Trust are offered only to separate accounts of the Insurance Companies. The following information is generally made available on one or more of the Insurance Company websites (including www.metlifeinvestors.com): (i) the ten largest portfolio holdings of the Portfolio; (ii) unless the Adviser has objected, the percentage of the Portfolio's net assets that each of the portfolio holdings represents; and (iii) the percentage of the Portfolio's net assets that these holdings represent in the aggregate. Unless the Adviser has objected, this information is posted on the website as early as on or about the tenth business day following the calendar quarter and no later than on or about the first business day of the second month following the calendar quarter. The Trust may exclude any portion of these holdings from the posting when deemed in the best interest of the Trust. These postings generally remain until replaced by new postings as described above. For these purposes, the Portfolio's ten largest portfolio holdings are not considered to include swaps, futures, or forward currency transactions or transactions transmitted to the Trust's custodian after certain established cut-off times.


A description of the Portfolio's policies and procedures with respect to the disclosure of the Portfolio's portfolio securities is available in the SAI.

DIVIDENDS, DISTRIBUTIONS AND TAXES

DIVIDENDS AND DISTRIBUTIONS

The Portfolio intends to distribute substantially all of its net investment income, if any. The Portfolio distributes its dividends from its net investment income to MetLife's separate accounts at least once a year and not to you, the Contract owner. These distributions are in the form of additional shares and not cash. The result is that the Portfolio's investment performance, including the effect of dividends, is reflected in the cash value of the Contracts. Please see the Contract prospectus for more information.

All net realized long- or short-term capital gains of the Portfolio are also declared once a year and reinvested in the Portfolio.

TAXES

Please see the Contract prospectus for a discussion of the tax impact on you resulting from the income taxes the separate accounts owe as a result of their ownership of the Portfolio's shares and their receipt of dividends and capital gains.

The Portfolio expects to qualify and to continue to qualify as a regulated investment company under Subchapter M of the Code. As qualified, the Portfolio is not subject to federal income tax on that part of its taxable income that it distributes to you. Taxable income consists generally of net investment income, and any capital gains. It is the Portfolio's intention to distribute all such income and gains.

Shares of the Portfolio are currently offered only to the separate accounts of MetLife. Separate accounts are insurance company separate accounts that fund life insurance policies and annuity contracts. Under the Code, an insurance company pays no tax with respect to income of a qualifying separate account when the income is properly allocable to the value of eligible variable annuity or variable life insurance contracts. For a discussion of the taxation of life insurance companies and the separate accounts, as well as the tax treatment of the policies and annuity contracts and the holders thereof, see the discussion of federal income tax considerations included in the prospectus for the Contracts.

Section 817(h) of the Code and the regulations thereunder impose "diversification" requirements on the assets underlying a Contract. The Portfolio intends to maintain diversification which will allow each Contract to satisfy these requirements. These requirements are in addition to the diversification requirements imposed on the Portfolio by Subchapter M and the 1940 Act. Technically, the section 817(h) requirements provide that, with limited exceptions, as of the end of each calendar quarter or within thirty days thereafter no more than 55% of the assets underlying a Contract may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments, and no more than 90% by any four investments. For this purpose, an investment in the Portfolio is treated not as a single investment but as an investment in each asset owned by the Portfolio, so long as shares of the Portfolio are owned only by separate accounts of insurance companies, by qualified pension and retirement plans, and by a limited class of other investors. The Portfolio is and will be so owned. Thus so long as the Portfolio meets the section 817(h) diversification tests, each Contract will also meet those tests. See the prospectus for the Contracts.

The foregoing is only a summary of some of the important federal income tax considerations generally affecting the Portfolio and you; see the SAI for a more detailed discussion. You are urged to consult your tax advisers.

REPORT TO POLICYHOLDERS

The fiscal year of the Portfolio ends on December 31 of each year. The Trust will send to you, at least semi-annually, reports which show the Portfolio's composition and other information. An annual report, with audited information, will be sent to you each year.

SALES AND PURCHASES OF SHARES


The Trust does not sell its shares directly to the public. The Trust continuously sells Class A, Class B and Class E shares of the Portfolio only to the separate accounts of MetLife to fund Contracts. The Trust could also offer shares to other separate accounts of other insurers if approved by the Board of Trustees.


PURCHASE AND REDEMPTION OF SHARES

MetLife Investors Distribution Company is the principal underwriter and distributor of the Trust's shares. MetLife Investors Distribution Company places orders for the purchase or redemption of shares of the Portfolio based on, among other things, the amount of net Contract premiums or purchase payments transferred to the separate accounts, transfers to or from a separate account investment division and benefit payments to be effected on a given date pursuant to the terms of the Contract. Such orders are effected, without sales charge, at the net asset value per share for the Portfolio determined on that same date. The Trust reserves the right to reject or limit all or part of any purchase or exchange order for any reason.

The Portfolio is available as an investment option under a number of different variable insurance products, many of which do not limit the number of transfers among the available underlying funds. A large number of transfers could raise transaction costs for the Portfolio and could require the Adviser to maintain increased cash reserves, which could harm performance in rising markets.


Shares of the Portfolio are sold and redeemed at their net asset value without the imposition of any sales commission or redemption charge. Class A shares are not subject to a Rule 12b-1 fee. Class B and Class E shares are subject to a Rule 12b-1 fee of 0.25% and 0.15%, respectively, of average daily net assets. (However, certain sales or other charges may apply to the Contract, as described in the Contract prospectus.) Under certain circumstances, redemption proceeds may be paid in securities or other property rather than in cash if the Manager determines it is in the best interests of the Trust.


MARKET TIMING

The Trust's Board of Trustees has adopted certain procedures, described below, to discourage certain types of trading in Portfolio shares that may be harmful to long-term investors, specifically (i) trading that is designed to exploit pricing inefficiencies and thereby dilute the returns of long-term investors; or (ii) frequent trading by an investor that generates sufficiently volatile cash flows to be disruptive to a portfolio manager's ability to manage the Portfolio's assets ((i) or (ii), "market timing"). The Trust is not intended for investment by market timers. The Trust does not knowingly accommodate market timing in the Portfolio and, to the Trust's knowledge, there are no arrangements currently in place that are designed to permit any contract owner to engage in market timing. As discussed above, the Trust reserves the right to reject or limit all or part of any purchase or exchange order for any reason.


The Trust requires that the insurance company separate accounts that invest in the Portfolios have in place policies and procedures reasonably designed to detect and deter market timing in the separate accounts by contract owners. In addition, the Manager monitors cashflows of certain Portfolios identified as presenting pricing inefficiencies that could potentially be exploited by market timers, and, with respect to each Portfolio, conducts certain tests to help detect cash outflows or cashflow volatility that may be disruptive to a portfolio manager's ability to manage the Portfolio. If, based on such monitoring, the Manager believes (i) that a Portfolio's cash flows may reflect a pattern of market timing or (ii) that a Portfolio's cash flows may reflect frequent trading that is disruptive to the management of the Portfolio and it is appropriate given the context of the cash flow volatility (e.g., type of Portfolio, amount of assets), the Manager will refer the matter to the appropriate insurance company or companies.

Further, in accordance with Rule 22c-2 under the 1940 Act, the Trust has contracted with insurance separate accounts to enable it to request and receive information regarding transactions in the shares of the Trust's Portfolios and limit transactions that violate the Trust's policies on market timing.


If the Trust finds that any insurance company has in place inadequate policies and procedures, with respect to a particular separate account, to detect and deter market timing in Portfolio shares and there is evidence of market timing in that separate account, the Trust or any of its Portfolios may be discontinued as an investment option of that separate account. In such an event, all contract owners of such separate account would no longer be able to make new investments in the Trust or any of its Portfolios. The Trust reserves the right to modify this policy, including any procedures established from time to time to effectuate this policy, at any time without notice.

LIMITATIONS ON THE TRUST'S ABILITY TO DETECT AND DETER MARKET TIMING

The Portfolio is available as an investment option under a number of different variable insurance products. Owners of these variable insurance products transfer value among sub-accounts of the insurance company separate accounts by contacting the insurance companies. The resulting purchases and redemptions of Portfolio shares are made through omnibus accounts of the insurance companies. The right of an owner of such a variable insurance product to transfer among sub-accounts is governed by a contract between the insurance company and such owner. Many of these contracts do not limit the number of transfers among the available underlying funds that a contract owner may make. The terms of these contracts, the presence of financial intermediaries (including the insurance companies) between the Trust and contract owners, the utilization of omnibus accounts by these intermediaries and other factors such as state insurance laws may limit the Trust's ability to detect and deter market timing. Multiple tiers of such financial intermediaries may further compound the Trust's difficulty in detecting and deterring such market timing activities.

RISKS ASSOCIATED WITH MARKET TIMING GENERALLY

While the Trust will try to detect and deter market timing by utilizing the procedures described above, these procedures may not be successful in identifying or deterring market timing. By realizing profits through short-term trading, contract owners that engage in market timing activities may dilute the value of shares held by long-term investors. Cashflow volatility resulting from frequent trading of Portfolio shares, especially involving large dollar amounts, may disrupt a portfolio manager's ability to manage the Portfolio's assets. Frequent trading may be disruptive if it makes it difficult for the Portfolio to implement its long-term investment strategies, for example by causing the Portfolio to maintain a higher level of its assets in cash to accommodate such frequent trading. Frequent trading may also be disruptive if it forces the Portfolio to sell portfolio securities at inopportune times to raise cash to accommodate such trading activity. In addition, frequent trading may cause the Portfolio to incur increased expenses. For example, as a result of such frequent trading, the Portfolio may be forced to liquidate investments and thereby incur increased brokerage costs. All of these factors may adversely affect Portfolio performance.

Associated with an investment in the Portfolio that itself invests in securities that are, for example, thinly traded, traded infrequently, or relatively less liquid is the risk that the current market price for the securities may not accurately reflect current market values. A market timer may seek to engage in strategies designed to take advantage of these pricing differences ("price arbitrage") and thereby dilute the returns of long-term investors. Portfolios that may be adversely affected by price arbitrage include those Portfolios that significantly invest in small cap equity securities and in certain fixed-income securities, such as high yield bonds.

A Portfolio that invests significantly in foreign securities may be particularly susceptible to strategies designed to exploit pricing inefficiencies. This is because foreign securities are typically traded on markets that close well before the time the Portfolio calculates its net asset value (typically at 4:00 p.m. Eastern Time), which gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities. The time zone differences among international stock markets can allow a market timer engaging in certain strategies to exploit differences in Portfolio share prices that are based on closing prices of foreign securities established some time before the Portfolio calculates its own share price (a type of price arbitrage referred to as "time zone arbitrage"). As discussed more fully below, the Trust has procedures, referred to as fair value pricing, that allow the Trust to adjust closing market prices of foreign securities to reflect what is believed to be the fair value of those securities at the time the Portfolio calculates its net asset value. While there is no assurance, the Portfolio expects that the use of fair value pricing will reduce a market timer's ability to engage in time zone arbitrage to the detriment of Portfolio shareholders.

VALUATION OF SHARES


The Portfolio's net asset value ("NAV") per share is ordinarily determined once daily, as of the close of the regular session of business on the New York Stock Exchange (NYSE) (usually at 4:00 p.m., Eastern Time), on each day the NYSE is open. To the extent that the Portfolio's assets are traded in other markets when the NYSE is closed, the value of the Portfolio's assets may be effected on days when the Trust is not open for business. In addition, trading in some of the Portfolio's assets may not occur when the Trust is open for business.

NAV of a Portfolio share is computed by dividing the value of the net assets of the Portfolio by the total number of shares outstanding in the Portfolio. Share prices for any transaction are those next calculated after receipt of an order.


Except for money market instruments maturing in 60 days or less and foreign securities as discussed below, securities held by the Portfolio are valued at market value. If market values are not readily available, or if available market quotations are not reliable, securities are priced at their fair value as determined by the Valuation Committee of the Trust's Board of Trustees using procedures approved by the Board of Trustees. The Portfolio may use fair value pricing if the value of a security has been materially affected by events occurring before the Portfolio's calculation of NAV but after the close of the primary markets on which the security is traded. The Portfolio may also use fair value pricing if reliable market quotations are unavailable due to infrequent trading or if trading in a particular security was halted during the day and did not resume prior to the Portfolio's calculation of NAV. The use of fair value pricing has the effect of valuing a security based upon the price the Portfolio might reasonably expect to receive if it sold that security but does not guarantee that the security can be sold at the fair value price. Further, because of the inherent uncertainty of fair valuation, a fair valuation price may differ significantly from the value that would have been used had a ready market for the investment existed, and these differences could be material. With respect to any portion of the Portfolio's assets that is invested in other open-end investment companies, that portion of the Portfolio's NAV is calculated based on the NAV of that investment company. The prospectus for the other investment company explains the circumstances and effects of fair value pricing for that investment company.

The Portfolio has retained a third party pricing service to automatically fair value each of its investments that is traded principally on a foreign exchange or market, subject to adjustment by the Trust's Valuation Committee. The Valuation Committee will regularly monitor and review the services provided by the pricing service to the Portfolio and periodically report to the Board on the pricing services' performance.

Money market instruments maturing in 60 days or less are valued on the amortized cost basis.

FINANCIAL HIGHLIGHTS


The following financial highlights tables are intended to help you understand the Portfolio's Class A, Class B and Class E shares financial performance for its period of operation. Certain information reflects financial results for a single Portfolio share. Total return in each table shows how much an investment in the Portfolio would have increased (or decreased) during each period (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, whose report is included in the Annual Report of the Portfolio, which is available upon request.


                                       PIMCO INFLATION PROTECTED BOND PORTFOLIO


                                                                                   FOR THE PERIOD FROM
                                                                                       MAY 1, 2003
                                                       FOR THE YEARS ENDED           (COMMENCEMENT OF
                                                          DECEMBER 31,                OPERATIONS) TO
                                               ----------------------------------- DECEMBER 31, 2003(A)
CLASS A                                         2007(A)  2006(A) 2005(A)  2004(A)  --------------------
-----------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD              $10.08 $10.78    $10.64   $10.29         $10.00
                                               --------- ------  -------- --------       --------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                               0.49   0.43      0.31     0.16           0.07
NET REALIZED AND UNREALIZED GAINS (LOSSES)          0.65 (0.40)    (0.15)     0.81           0.47
                                               --------- ------  -------- --------       --------
TOTAL FROM INVESTMENT OPERATIONS                    1.14   0.03      0.16     0.97           0.54
                                               --------- ------  -------- --------       --------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME              (0.24) (0.43)        --   (0.11)         (0.04)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS         -- (0.30)    (0.02)   (0.51)         (0.21)
                                               --------- ------  -------- --------       --------
TOTAL DISTRIBUTIONS                               (0.24) (0.73)    (0.02)   (0.62)         (0.25)
                                               --------- ------  -------- --------       --------
NET ASSET VALUE, END OF PERIOD                    $10.98 $10.08    $10.78   $10.64         $10.29
                                               --------- ------  -------- --------       --------
TOTAL RETURN                                      11.08%  0.65%     1.48%    9.41%        5.47%++
                                               --------- ------  -------- --------       --------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)           $857.5 $885.5    $585.8   $331.3           $1.1
RATIOS TO AVERAGE NET ASSETS(1):

EXPENSES                                           0.55%  0.58%     0.55%    0.62%         0.70%+
NET INVESTMENT INCOME                              4.78%  4.21%     2.85%    1.39%         0.72%+
PORTFOLIO TURNOVER RATE                        885.7%(b) 851.3%  1,228.7% 1,173.9%       935.0%++
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET
ASSETS BEFORE REIMBURSEMENT BY THE MANAGER
AND BROKER REBATES:                                0.55%  0.58%       N/A      N/A         0.74%+

--------------------------------------------------------------------------------
+  Annualized
++ Non-annualized
N/A Not applicable
(a) Net investment income per share was calculated using average shares outstanding.

(b) Excludes TBA securities.

  PIMCO INFLATION PROTECTED BOND PORTFOLIO


                                                                               FOR THE PERIOD FROM
                                                                                   MAY 1, 2003
                                                   FOR THE YEARS ENDED           (COMMENCEMENT OF
                                                      DECEMBER 31,                OPERATIONS) TO
                                           ----------------------------------- DECEMBER 31, 2003(A)
CLASS B                                     2007(A)  2006(A) 2005(A)  2004(A)  --------------------
-------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD          $10.06 $10.76    $10.63   $10.29        $10.00
                                           --------- ------  -------- --------       -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                           0.46   0.40      0.27     0.08          0.07
NET REALIZED AND UNREALIZED GAINS (LOSSES)      0.66 (0.41)    (0.12)     0.84          0.46
                                           --------- ------  -------- --------       -------
TOTAL FROM INVESTMENT OPERATIONS                1.12 (0.01)      0.15     0.92          0.53
                                           --------- ------  -------- --------       -------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME          (0.22) (0.39)        --   (0.07)        (0.03)
DISTRIBUTIONS FROM NET REALIZED CAPITAL           -- (0.30)    (0.02)   (0.51)        (0.21)
GAINS                                      --------- ------  -------- --------       -------
TOTAL DISTRIBUTIONS                           (0.22) (0.69)    (0.02)   (0.58)        (0.24)
                                           --------- ------  -------- --------       -------
NET ASSET VALUE, END OF PERIOD                $10.96 $10.06    $10.76   $10.63        $10.29
                                           --------- ------  -------- --------       -------
TOTAL RETURN                                  10.80%  0.39%     1.39%    8.99%        5.35%+
                                           --------- ------  -------- --------       -------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)       $401.6 $367.0    $385.4   $502.3        $366.2
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                       0.80%  0.82%     0.80%    0.81%       0.84%++
NET INVESTMENT INCOME                          4.52%  3.93%     2.52%    0.73%       0.64%++
PORTFOLIO TURNOVER RATE                    885.7%(b) 851.3%  1,228.7% 1,173.9%       935.0%+
(1) RATIO OF OPERATING EXPENSES TO AVERAGE
NET ASSETS BEFORE REIMBURSEMENT BY THE
MANAGER AND BROKER REBATES:                    0.80%  0.82%       N/A      N/A       0.84%++

--------------------------------------------------------------------------------
+  Non-annualized
++ Annualized
N/A Not applicable
(a) Net investment income per share was calculated using average shares outstanding.

(b) Excludes TBA securities.

                                       PIMCO INFLATION PROTECTED BOND PORTFOLIO


                                                                                  FOR THE PERIOD MAY 1
                                                                                   2006 (COMMENCEMENT
                                                              FOR THE YEAR ENDED   OF OPERATIONS) TO
CLASS E                                                      DECEMBER 31, 2007(A) DECEMBER 31, 2006(A)
------------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                                 $10.06               $9.92
                                                                  ---------             -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                                  0.48                0.29
NET REALIZED AND UNREALIZED GAINS (LOSSES)                             0.65              (0.15)
                                                                  ---------             -------
TOTAL FROM INVESTMENT OPERATIONS                                       1.13                0.14
                                                                  ---------             -------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                                 (0.23)                  --
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS                            --                  --
                                                                  ---------             -------
TOTAL DISTRIBUTIONS                                                  (0.23)                  --
                                                                  ---------             -------
NET ASSET VALUE, END OF PERIOD                                       $10.96              $10.06
                                                                  ---------             -------
TOTAL RETURN                                                         10.93%              1.41%+
                                                                  ---------             -------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                                $7.3                $3.3
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                              0.71%             0.75%++
NET INVESTMENT INCOME                                                 4.63%             4.23%++
PORTFOLIO TURNOVER RATE                                           885.7%(b)             851.3%+
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS BEFORE
REIMBURSEMENT BY THE MANAGER AND BROKER REBATES:                      0.71%             0.75%++

--------------------------------------------------------------------------------
+  Non-annualized
++ Annualized
(a) Net investment income per share was calculated using average shares outstanding.

(b) Excludes TBA securities.

FOR MORE INFORMATION

If you would like more information about the Portfolio, the following documents are available to you free upon request:

ANNUAL/SEMI-ANNUAL REPORTS

Contain additional information about the Portfolio's performance. In the Portfolio's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION ("SAI")

Provides a fuller technical and legal description of the Portfolio's policies, investment restrictions, and business structure. The SAI is legally considered to be a part of this Prospectus.

IF YOU WOULD LIKE A COPY OF THE CURRENT VERSIONS OF THESE DOCUMENTS, OR OTHER INFORMATION ABOUT THE PORTFOLIO, CONTACT:

                          MET INVESTORS SERIES TRUST
                           5 PARK PLAZA, SUITE 1900
                           IRVINE, CALIFORNIA 92614

                                1-800-848-3854

Free copies of the SAI and Annual and Semi-Annual Reports are available at the following website: www.metlifeinvestors.com

Information about the Portfolio, including the Annual and Semi-annual Reports and SAI, may also be obtained from the Securities and Exchange Commission ("SEC"):

[_] IN PERSONReview and copy documents in the SEC's Public Reference Room in
             Washington, D.C. (for information call 202-551-8090).

[_] ON LINE  Retrieve information from the EDGAR database on the SEC's web site at: http://www.sec.gov.

[_] BY MAIL  Request documents, upon payment of a duplicating fee, by writing to SEC, Public Reference Section, Washington, D.C. 20549 or by e-mailing the SEC at publicinfo@sec.gov.

                             SEC FILE # 811-10183

                                 MET INVESTORS
                            S E R I E S   T R U S T



                         PIMCO Total Return Portfolio


                      Class A, Class B and Class E Shares


                                __PROSPECTUS__


                                APRIL 28, 2008




Like all securities, these securities have not been approved or disapproved by the
    Securities and Exchange Commission, nor has the Securities and Exchange
      Commission passed upon the accuracy or adequacy of this Prospectus.
           Any representation to the contrary is a criminal offense.

                           ____TABLE OF CONTENTS____


                                                         PAGE

               INTRODUCTION                               3
                  Understanding the Trust                 3
                  Understanding the Portfolio             3

               THE PORTFOLIO                              4

                 INVESTMENT SUMMARY                       4
                  PIMCO Total Return Portfolio            5

                 ADDITIONAL INVESTMENT STRATEGIES         11
                 MANAGEMENT                               19
                  The Manager                             20
                  The Adviser                             20
                  Distribution Plans                      21

               YOUR INVESTMENT                            21
                  Shareholder Information                 21
                  Dividends, Distributions and Taxes      22
                  Sales and Purchases of Shares           23

               FINANCIAL HIGHLIGHTS                       27

               FOR MORE INFORMATION                   Back Cover

INTRODUCTION

UNDERSTANDING THE TRUST


Met Investors Series Trust (the "Trust") is an open-end management investment company that offers a selection of fifty-two managed investment portfolios or mutual funds. Only one of these portfolios is offered through this Prospectus (the "Portfolio"). Please see the Investment Summary section of this Prospectus for specific information on the Portfolio.


  INVESTING THROUGH A VARIABLE INSURANCE CONTRACT


  Class A, Class B and Class E shares of the Portfolio are currently only sold to separate accounts of Metropolitan Life Insurance Company and certain of its affiliates (collectively, "MetLife" or the "Insurance Companies") to fund the benefits under certain individual flexible premium variable life insurance policies and individual and group variable annuity contracts (collectively, "Contracts"). As a Contract owner, your premium payments are allocated to the Portfolio in accordance with your Contract.


  A particular class of the Portfolio may not be available under the Contract you have chosen. The prospectus for the Contract shows the classes available to you. Please read this Prospectus carefully. It provides information to assist you in your decision. If you would like additional information about the Portfolio, please request a copy of the Statement of Additional Information ("SAI"). For details about how to obtain a copy of the SAI and other reports and information, see the back cover of this Prospectus. The SAI is incorporated by reference into this Prospectus.

  The Portfolio's name and investment objective are very similar to a certain publicly available mutual fund that is managed by the same investment adviser. The Portfolio in this Prospectus is not that publicly available mutual fund and will not have the same performance. Different performance will result from such factors as different implementation of investment policies, different investment restrictions, different cash flows into and out of the Portfolio, different fees and expenses, and different asset sizes.

UNDERSTANDING THE PORTFOLIO

After this Introduction you will find an Investment Summary for the Portfolio. The Investment Summary presents important facts about the Portfolio, including information about its investment objective, principal investment strategy, primary risks, fees and expenses and past performance.


 PLEASE SEE THE CONTRACT PROSPECTUS FOR A DETAILED EXPLANATION OF YOUR CONTRACT.

                                 THE PORTFOLIO


 THE PORTFOLIO IN THIS PROSPECTUS IS A MUTUAL FUND: A POOLED INVESTMENT THAT IS PROFESSIONALLY MANAGED AND THAT GIVES YOU THE OPPORTUNITY TO PARTICIPATE IN FINANCIAL MARKETS. THE PORTFOLIO STRIVES TO REACH ITS STATED INVESTMENT OBJECTIVE, WHICH CAN BE CHANGED WITHOUT SHAREHOLDER APPROVAL. AS WITH ALL MUTUAL FUNDS, THERE IS NO GUARANTEE THAT THE PORTFOLIO WILL ACHIEVE ITS INVESTMENT OBJECTIVE.


 THE PORTFOLIO'S ADVISER MAY SELL A PORTFOLIO SECURITY WHEN THE VALUE OF THE INVESTMENT REACHES OR EXCEEDS ITS ESTIMATED FAIR VALUE, TO TAKE ADVANTAGE OF MORE ATTRACTIVE INVESTMENT OPPORTUNITIES, WHEN THE ISSUER'S INVESTMENT FUNDAMENTALS BEGIN TO DETERIORATE, WHEN THE PORTFOLIO MUST MEET REDEMPTIONS, OR FOR OTHER INVESTMENT REASONS.


INVESTMENT SUMMARY

The Portfolio summary discusses the following:

    INVESTMENT OBJECTIVE
    What is the Portfolio's investment goal?

    PRINCIPAL INVESTMENT STRATEGY
    How does the Portfolio attempt to achieve its investment goal? What types of investments does it contain? What style of investing and investment philosophy does it follow?

    PRIMARY RISKS
    What are the specific risks of investing in the Portfolio?

    PAST PERFORMANCE
    How well has the Portfolio performed over time?

    FEES AND EXPENSES
    What is the cost of investing in the Portfolio?

In addition to its principal investment strategy, the Portfolio may invest in various types of securities and engage in various investment techniques and practices which are not the principal focus of the Portfolio and therefore are not described in the Investment Summary section of the Prospectus. These other securities and investment techniques and practices in which the Portfolio may engage, together with their risks, are briefly discussed in "Additional Investment Strategies" in this Prospectus.

The SAI provides more detailed information regarding the various types of securities that the Portfolio may purchase and certain investment techniques and practices of its Adviser.

The Contracts may be sold by banks. AN INVESTMENT IN THE PORTFOLIO THROUGH A CONTRACT IS NOT A DEPOSIT OR OBLIGATION OF, OR GUARANTEED BY, ANY BANK, AND IS NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY OF THE U.S. GOVERNMENT.

                         PIMCO TOTAL RETURN PORTFOLIO

INVESTMENT OBJECTIVE:

Maximum total return, consistent with the preservation of capital and prudent investment management.

PRINCIPAL INVESTMENT STRATEGY:


The Portfolio seeks to achieve its investment objective by investing under normal circumstances at least 65% of its net assets in a diversified portfolio of fixed income instruments of varying maturities. The average portfolio duration of the Portfolio normally varies within two years (plus or minus) of the duration of the Lehman Brothers Aggregate Bond Index.

Principal investments include fixed income securities issued by the U.S. government, its subdivisions, agencies or government-sponsored enterprises, or derivatives on them or related indices; mortgage related securities, including stripped mortgage-related securities; corporate bonds and notes and asset-backed securities; commercial paper and other money market instruments; and fixed income securities issued by foreign governments or their subdivisions, agencies and other government-sponsored enterprises and companies that are denominated in U.S. dollars or foreign currencies, some of which may be issued by governments in emerging market countries; other fixed income securities including structured notes such as hybrid or "indexed" securities and event-linked bonds; loan participations and assignments; delayed funding loans; revolving credit facilities; debt securities issued by states or local governments and their agencies, authorities and other government-sponsored enterprises; and obligations of international agencies or supranational entities. The Portfolio may invest up to 30% of its total assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. The Portfolio may invest up to 15% of its total assets in securities and instruments that are economically tied to emerging market countries. Foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) normally will be limited to 20% of the Portfolio's total assets.

The Portfolio may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities. In addition, the Portfolio may engage in forward commitments, when-issued and delayed delivery securities transactions. The Portfolio may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The "total return" sought by the Portfolio consists of income earned on the Portfolio's investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security.


PRIMARY RISKS:


The value of your investment in the Portfolio may be affected by one or more of the following risks, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate. Please note that there are many other circumstances that could adversely affect your investment and prevent the Portfolio from reaching its objective, which are not described here.

MARKET RISK. The Portfolio's share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including disappointing corporate earnings, adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or a company may deteriorate. In addition, an assessment by the Portfolio's Adviser of particular companies may prove incorrect, resulting in losses or poor performance by those holdings, even in a rising market. The Portfolio could also miss attractive investment opportunities if its Adviser underweights markets or industries where there are significant returns, and could lose value if the Adviser overweights markets or industries where there are significant declines.


INTEREST RATE RISK. The values of debt securities are subject to change when prevailing interest rates change. When interest rates go up, the value of debt securities and certain dividend paying stocks tends to fall. If your Portfolio invests a significant portion of its assets in debt securities or stocks purchased primarily for dividend income and interest rates rise, then the value of your investment may decline. Alternatively, when interest rates go down, the value of debt securities and certain dividend paying stocks may rise.

Interest rate risk will affect the price of a fixed income security more if the security has a longer maturity because changes in interest rates are increasingly difficult to predict over longer periods of time. Fixed income securities with longer maturities will therefore be more volatile than other fixed income securities with shorter maturities. Conversely, fixed income securities with shorter maturities will be less volatile but generally provide lower returns than fixed income securities with longer maturities. The average maturity and duration of the Portfolio's fixed income investments will affect the volatility of the Portfolio's share price.

CREDIT RISK. The value of debt securities is directly affected by an issuer's ability to pay principal and interest on time. If your Portfolio invests in debt securities, the value of your investment may be adversely affected when an issuer fails to pay an obligation on a timely basis. The Portfolio may also be subject to credit risk to the extent it engages in transactions, such as securities loans, repurchase agreements or certain derivatives, which involve a promise by a third party to honor an obligation to the Portfolio. Such third party may be unwilling or unable to honor its financial obligations.

FOREIGN INVESTMENT RISK. Investments in foreign securities involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject:

  . These risks may include the seizure by the government of company assets, excessive taxation, withholding taxes on dividends and interest, limitations on the use or transfer of portfolio assets, and political or social instability.

  . Enforcing legal rights may be difficult, costly and slow in foreign countries, and there may be special problems enforcing claims against foreign governments.

  . Foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there may be less public information about their operations.

  .  Foreign markets may be less liquid and more volatile than U.S. markets.

  . Foreign securities often trade in currencies other than the U.S. dollar, and the Portfolio may directly hold foreign currencies and purchase and sell foreign currencies. Changes in currency exchange rates will affect the Portfolio's net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of foreign securities. An increase in the strength of the U.S. dollar relative to these other currencies may cause the value of the Portfolio to decline. Certain foreign currencies may be particularly volatile, and foreign governments may intervene in the currency markets, causing a decline in value or liquidity of the Portfolio's foreign currency or securities holdings.

  . Costs of buying, selling and holding foreign securities, including brokerage, tax and custody costs, may be higher than those involved in domestic transactions.

In addition, investments in emerging markets include all of the risks of investments in foreign securities and are subject to severe price declines. The economic and political structures of developing nations, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity. Such countries may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners and economies based on only a few industries. For these reasons, all of the risks of investing in foreign securities are heightened by investing in emerging markets countries. The markets of developing countries have been more volatile than the markets of developed countries with more mature economies. These markets often have provided significantly higher or lower rates of return than developed markets, and significantly greater risks, to investors.

HIGH YIELD DEBT SECURITY RISK. High yield debt securities, or junk bonds, are securities which are rated below "investment grade" or are not rated, but are of equivalent quality. High yield debt securities range from those for which the prospect for repayment of principal and interest is predominantly speculative to those which are currently in default on principal or interest payments. A Portfolio with high yield debt securities may be more susceptible to credit risk and market risk than a Portfolio that invests only in higher quality debt securities because these lower-rated debt securities are less secure financially and more sensitive to downturns in the economy. In addition, the secondary market for such securities may not be as liquid as that for more highly rated debt securities. As a result, the Portfolio's Adviser may find it more difficult to sell these securities or may have to sell them at lower prices.

You should understand that high yield securities are not generally meant for short-term investing. When the Portfolio invests in high yield securities it generally seeks to receive a correspondingly higher return to compensate it for the additional credit risk and market risk it has assumed.

MORTGAGE- AND ASSET-BACKED SECURITIES RISK. Mortgage-related securities may be issued or guaranteed by the U.S. Government, its agencies or instrumentalities or may be issued by private issuers and as such are not guaranteed by the U.S. Government, its agencies or instrumentalities. Like other debt securities, changes in interest rates generally affect the value of a mortgage-backed security. Additionally, some mortgage-backed securities may be structured so that they may be particularly sensitive to interest rates.

Investments in mortgage-related securities are also subject to special risks of prepayment. Prepayment risk occurs when the issuer of a security can prepay the principal prior to the security's maturity. Securities subject to prepayment risk, including the collateralized mortgage obligations and other mortgage-related securities that the Portfolio can buy, generally offer less potential for gains when prevailing interest rates decline, and have greater potential for loss when interest rates rise depending upon the coupon of the underlying securities. The impact of prepayments on the price of a security may be difficult to predict and may increase the volatility of the price. In addition, early repayment of mortgages underlying these securities may expose the Portfolio to a lower rate of return when it reinvests the principal. Further, the Portfolio may buy mortgage-related securities at a premium. Accelerated prepayments on those securities could cause the Portfolio to lose a portion of its principal investment represented by the premium the Portfolio paid.

If interest rates rise rapidly, prepayments may occur at slower rates than expected, which could have the effect of lengthening the expected maturity of a short- or medium-term security. That could cause its value to fluctuate more widely in response to changes in interest rates. In turn, this could cause the value of the Portfolio's shares to fluctuate more.

Non-mortgage asset-backed securities are not issued or guaranteed by the U.S. Government or its agencies or government-sponsored entities. In the event of a failure of these securities or of mortgage-related securities issued by private issuers to pay interest or repay principal, the assets backing these securities such as automobiles or credit card receivables may be insufficient to support the payments on the securities.

DERIVATIVES RISK. The Portfolio's investments in derivatives can significantly increase the Portfolio's exposure to market risk or credit risk of the counterparty. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the relevant assets, rates and indices.

CREDIT DEFAULT SWAPS RISK.   The use of credit default transactions is a highly
specialized activity that involves investment techniques and risks that are different from those associated with ordinary portfolio securities transactions. If the Adviser is incorrect in its forecasts of the interest rates, currency exchange rates or market values or its assessments of the credit risks, relevant to these transactions that it enters, the investment performance of the Portfolio may be less favorable than it would have been if the Portfolio had not entered into them.

Because these arrangements are bi-lateral agreements between the Portfolio and its counterparty, each party is exposed to the risk of default by the other. In addition, they may involve a small investment of cash compared to the risk assumed with the result that small changes may produce disproportionate and substantial gains or losses to the Portfolio. However, the Portfolio's obligations under swap agreements generally are collateralized by cash or government securities based on the amount by which the value of the payments that the Portfolio is required to pay exceed the value of the payments that its counterparty is required to make. The Portfolio segregates liquid assets equal to any difference between that excess and the amount of collateral that they are required to provide. Conversely, the Portfolio requires their counterparties to provide collateral on a comparable basis except in those instances in which the Adviser is satisfied with the claims paying ability of the counterparty without such collateral.

PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

The bar chart below shows you the performance of the Portfolio's Class B shares, the Portfolio's oldest Class, for each full calendar year since its inception and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart.


               Year-by-Year Total Return as of 12/31 of Each Year

                                    [CHART]


  02      03     04     05      06     07
------  ------  -----  -----  -----  -----
 9.29%   4.31%  4.98%  2.25%  4.52%  7.56%

 High Quarter:   3rd - 2007    +4.15%
 Low Quarter:    2nd - 2004    -2.03%


The table below compares the Portfolio's Class A, Class B and Class E shares' average annual compounded total returns for the 1- and 5-year periods and from inception through 12/31/07 with the Lehman Brothers Aggregate Bond Index, a widely recognized unmanaged index which is a broad measure of the taxable bonds in the U.S. market, with maturities of at least one year. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.



      Average Annual Total Return as of 12/31/07
-------------------------------------------------------
                                       Since   Inception
                       1 Year 5 Year Inception   Date
---------------------  ------ ------ --------- ---------
Class A                 7.85%  4.96%   6.15%     5/1/01
Class B                 7.56%  4.71%   5.73%    2/12/01
Class E                 7.63%  4.81%   5.10%   10/31/01
Lehman Brothers
 Aggregate Bond Index   6.96%  4.42%   5.63%*
* Index performance is from 1/31/01.




 PORTFOLIO MANAGEMENT:


..  Pacific Investment Management Company LLC see page 20

..  For financial highlights see page 27

FEES AND EXPENSES:


The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2007, as adjusted to assume that current contractual fees and expenses were in effect for all of 2007, and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE


Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)


                                          Class A Class B Class E
-----------------------------------------------------------------
Management Fee                             0.48%   0.48%   0.48%
-----------------------------------------------------------------
12b-1 Fees                                 None    0.25%   0.15%
-----------------------------------------------------------------
Other Expenses                             0.04%   0.04%   0.04%
-----------------------------------------------------------------
Total Annual Portfolio Operating Expenses  0.52%   0.77%   0.67%
-----------------------------------------------------------------


EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES


         Class A  Class B  Class E
-----------------------------------
1 Year   $     53 $     79 $     69
-----------------------------------
3 Years  $    167 $    247 $    215
-----------------------------------
5 Years  $    291 $    429 $    374
-----------------------------------
10 Years $    654 $    957 $    837
-----------------------------------

ADDITIONAL INVESTMENT STRATEGIES

In addition to the principal investment strategies discussed in the Portfolio's Investment Summary, the Portfolio may at times invest a portion of its assets in the investment strategies and may engage in certain investment techniques as described below. The SAI provides a more detailed discussion of certain of these and other securities and indicates if the Portfolio is subject to any limitations with respect to a particular investment strategy. These strategies and techniques may involve risks. (PLEASE NOTE THAT SOME OF THESE STRATEGIES MAY BE A PRINCIPAL INVESTMENT STRATEGY FOR THE PORTFOLIO AND CONSEQUENTLY ARE ALSO DESCRIBED IN THE PORTFOLIO'S INVESTMENT SUMMARY.) The Portfolio is not limited by this discussion and may invest in other types of securities not precluded by the policies discussed elsewhere in this Prospectus.

BRADY BONDS. Brady Bonds are collateralized or uncollateralized fixed income securities created through the exchange of existing commercial bank loans to public and private entities in certain emerging markets for new bonds in connection with debt restructurings. Brady Bonds have been issued only in the last decade and, accordingly do not have a long payment history. These securities are subject to credit risk and interest rate risk.

COLLATERALIZED MORTGAGE OBLIGATIONS (CMOS). CMOs are fixed income securities secured by mortgage loans and other mortgage-backed securities and are generally considered to be derivatives. CMOs may be issued or guaranteed by the U.S. Government or its agencies or instrumentalities or collateralized by a portfolio of mortgages or mortgage-related securities guaranteed by such an agency or instrumentality or may be non-U.S. Government guaranteed.

CMOs carry general fixed income securities risks, such as credit risk and interest rate risk, and risks associated with mortgage-backed securities, including prepayment risk, which is the risk that the underlying mortgages or other debt may be refinanced or paid off prior to their maturities during periods of declining interest rates. In that case, the Adviser may have to reinvest the proceeds from the securities at a lower rate. Potential market gains on a security subject to prepayment risk may be more limited than potential market gains on a comparable security that is not subject to prepayment risk.

CONVERTIBLE SECURITIES. Convertible securities are preferred stocks or bonds that pay a fixed dividend or interest payment and are convertible into common stock at a specified price or conversion ratio.

Traditionally, convertible securities have paid dividends or interest rates higher than common stocks but lower than nonconvertible securities. They generally participate in the appreciation or depreciation of the underlying stock into which they are convertible, but to a lesser degree. These securities are also subject to market risk, interest rate risk and credit risk.

DEPOSITARY RECEIPTS. Depositary receipts are receipts for shares of a foreign-based corporation that entitle the holder to dividends and capital gains on the underlying security. Receipts include those issued by domestic banks (American Depositary Receipts), foreign banks (Global or European Depositary Receipts), and broker-dealers (depositary shares).

These instruments are subject to market risk and foreign investment risk.

DERIVATIVES. Derivatives are used to limit risk in the Portfolio or to enhance investment return, and have a return tied to a formula based upon an interest rate, index, price of a security, or other measurement. Derivatives include options, futures, forward contracts and related products.

Options are the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price.

Futures are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date.

Forward contracts are contracts to purchase or sell a specified amount of a financial instrument for an agreed upon price at a specified time.

Derivatives may be used to hedge against an opposite position that the Portfolio holds. Any loss generated by the derivatives should be offset by gains in the hedged investment. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains or result in losses or missed opportunities. In addition, derivatives that are used for hedging the Portfolio in specific securities may not fully offset the underlying positions. The counterparty to a derivatives contract also could default. Derivatives that involve leverage could magnify losses.

Derivatives may also be used to maintain the Portfolio's exposure to the market, manage cash flows or to attempt to increase income. Using derivatives for purposes other than hedging is speculative and involves greater risks. In many foreign countries, futures and options markets do not exist or are not sufficiently developed to be effectively used by a Portfolio that invests in foreign securities.

DIRECT PARTICIPATION IN CORPORATE LOANS. By purchasing a loan, the Portfolio acquires some or all of the interest of a bank or other lending institution in a loan to a corporate borrower. Many such loans are secured, and most impose restrictive covenants which must be met by the borrower. These loans are made generally to finance internal growth, mergers, acquisitions, stock repurchases, leveraged buy-outs and other corporate activities. Such loans may be in default at the time of purchase. The Portfolio may also purchase trade or other claims against companies, which generally represent money owed by the company to a supplier of goods or services. These claims may also be purchased at a time when the company is in default. Certain loans acquired by the Portfolio may involve revolving credit facilities or other standby financing commitments which obligate the Portfolio to pay additional cash on a certain date or on demand.

The highly leveraged nature of many such loans may make such loans especially vulnerable to adverse changes in economic or market conditions. Loans and other direct investments may not be in the form of securities or may be subject to restrictions on transfer, and only limited opportunities may exist to resell such instruments. As a result, the Portfolio may be unable to sell such investments at an opportune time or may have to resell them at less than fair market value.

DOLLAR ROLL TRANSACTIONS.   Mortgage dollar rolls are transactions in which the
Portfolio sells securities for delivery in the current month and simultaneously contracts with the same counter-party to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date. During the roll period, the Portfolio loses the right to receive principal (including prepayments of principal) and interest paid on the securities sold. However, the Portfolio would benefit to the extent of any difference between the price received for the securities sold and the lower forward price for the future purchase (often referred to as the "drop") or fee income plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. Unless such benefits exceed the income, capital appreciation and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of the Portfolio compared with what such performance would have been without the use of mortgage dollar rolls. Accordingly, the benefits derived from the use of mortgage dollar rolls depend upon the Adviser's ability to manage mortgage prepayments. There is no assurance that mortgage dollar rolls can be successfully employed. All cash proceeds will be invested in instruments that are permissible investments for the Portfolio. The Portfolio will maintain until the settlement date the segregation, either on the records of the Adviser or with the Trust's custodian, of cash or other liquid securities in an amount equal to the forward purchase price.

FOREIGN CURRENCY TRANSACTIONS. Foreign currency transactions are entered into for the purpose of hedging against foreign exchange risk arising from the Portfolio's investment or anticipated investment in securities denominated in foreign currencies. The Portfolio also may enter into these contracts for purposes of increasing exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. Foreign currency transactions include the purchase of foreign currency on a spot (or cash) basis, contracts to purchase or sell foreign currencies at a future date (forward contracts), the purchase and sale of foreign currency futures contracts, and the purchase of exchange traded and over-the-counter call and put options on foreign currency futures contracts and on foreign currencies.

These hedging transactions do not eliminate fluctuations in the underlying prices of the securities which the Portfolio owns or intends to purchase or sell. They simply establish a rate of exchange which can be achieved at some future point in time.

Foreign currency exchange rates may fluctuate significantly over short periods of time. A forward foreign currency exchange contract reduces the Portfolio's exposure to changes in the value of the currency it will deliver and increases its exposure to changes in the value of the currency it will exchange into. Contracts to sell foreign currency will limit any potential gain which might be realized by the Portfolio if the value of the hedged currency increases. In the case of forward contracts entered into for the purpose of increasing return, the Portfolio may sustain losses which will reduce its gross income. Forward foreign currency exchange contracts also involve the risk that the party with which the Portfolio enters the contract may fail to perform its obligations to the Portfolio. The purchase and sale of foreign currency futures contracts and the purchase of call and put options on foreign currency futures contracts and on foreign currencies involve certain risks associated with derivatives.

FOREIGN DEBT SECURITIES. Foreign debt securities are issued by foreign corporations and governments. They may include Eurodollar obligations and Yankee bonds.

Foreign debt securities are subject to foreign investment risk, credit risk and interest rate risk. Securities in developing countries are also subject to the additional risks associated with emerging markets.

FORWARD COMMITMENTS, WHEN-ISSUED AND DELAYED DELIVERY SECURITIES. Forward commitments, when-issued and delayed delivery securities generally involve the purchase of a security with payment and delivery at some time in the future--I.E., beyond normal settlement. The Portfolio does not earn interest on such securities until settlement and bears the risk of market value fluctuations in between the purchase and settlement dates. New issues of stocks and bonds, private placements and U.S. Government securities may be sold in this manner.

HIGH QUALITY SHORT-TERM DEBT OBLIGATIONS, INCLUDING BANKERS' ACCEPTANCES, COMMERCIAL PAPER AND CERTIFICATES OF DEPOSIT ISSUED OR GUARANTEED BY BANK HOLDING COMPANIES IN THE U.S., THEIR SUBSIDIARIES AND FOREIGN BRANCHES OR OF THE WORLD BANK; VARIABLE AMOUNT MASTER DEMAND NOTES AND VARIABLE RATE NOTES ISSUED BY U.S. AND FOREIGN CORPORATIONS.

Commercial paper is a short-term debt obligation with a maturity ranging from one to 270 days issued by banks, corporations, and other borrowers to investors seeking to invest idle cash.

Variable amount master demand notes differ from ordinary commercial paper in that they are issued pursuant to a written agreement between the issuer and the holder, their amounts may be increased from time to time by the holder (subject to an agreed maximum) or decreased by the holder or the issuer, they are payable on demand, the rate of interest payable on them varies with an agreed formula and they are typically not rated by a rating agency. Transfer of such notes is usually restricted by the issuer, and there is no secondary trading market for them. Any variable amount master demand note purchased by the Portfolio will be regarded as an illiquid security.

These instruments are subject to credit risk, interest rate risk and foreign investment risk.

HIGH YIELD/HIGH RISK DEBT SECURITIES. High yield/high risk debt securities are securities that are rated below investment grade by the primary rating agencies (e.g., BB or lower by S&P and Ba or lower by Moody's. Other terms commonly used to describe such securities include "lower rated bonds," "noninvestment grade bonds," and "junk bonds."

High yield/high risk debt securities are subject to high yield debt security risk as described in "Primary Risks" above.

HYBRID INSTRUMENTS. Hybrid instruments are a form of a derivative and combine the elements of futures contracts or options with those of debt, preferred equity or a depositary instrument. They are often indexed to the price of a commodity, particular currency, or a domestic or foreign debt or equity security index. Examples of hybrid instruments include debt instruments with interest or principal payments or redemption terms determined by reference to the value of a currency or commodity or securities index at a future point in time or preferred stock with dividend rates determined by reference to the value of a currency.

Hybrids may bear interest or pay dividends at below market (or even relatively nominal) rates. Under certain conditions, the redemption value of the instrument could be zero. Hybrids can have volatile prices and limited liquidity and their use by the Portfolio may not be successful.

ILLIQUID AND RESTRICTED SECURITIES. The Portfolio may invest a portion of its assets in restricted and illiquid securities, which are investments that the Portfolio cannot easily resell within seven days at current value or that have contractual or legal restriction on resale. Restricted securities include those which are not registered under the Securities Act of 1933, as amended (the "1933 Act"), and are purchased directly from the issuer or in the secondary market (private placements).

If the Portfolio buys restricted or illiquid securities it may be unable to quickly resell them or may be able to sell them only at a price below current value or could have difficulty valuing these holdings precisely.

In recent years, however, a large institutional market has developed for certain securities that are not registered under the 1933 Act, including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

INDEXED SECURITIES. The Portfolio may invest in indexed securities whose value is linked to foreign currencies, interest rates, commodities, indices or other financial indicators. Most indexed securities are short to intermediate term fixed income securities whose values at maturity (I.E., principal value) or interest rates rise or fall according to changes in the value of one or more specified underlying instruments. Indexed securities may be positively or negatively indexed (I.E., their principal value or interest rates may increase or decrease if the underlying instrument appreciates), and may have return characteristics similar to direct investments in the underlying instrument or to one or more options on the underlying instrument. Indexed securities may be more volatile than the underlying instrument itself and could involve the loss of all or a portion of the principal amount of, or interest on, the instrument.

INTEREST RATE TRANSACTIONS. Interest rate transactions are hedging transactions such as interest rate swaps and the purchase or sale of interest rate caps and floors. They are used by a Portfolio in an attempt to protect the value of its investments from interest rate fluctuations. Interest rate swaps involve the exchange by the Portfolio with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate floor. The Adviser to the Portfolio enters into these transactions on behalf of the Portfolio primarily to preserve a return or spread on a particular investment or portion of its portfolio or to protect against any increase in the price of secu-rities the Portfolio anticipates purchasing at a later date. The Portfolio will not sell interest rate caps or floors that it does not own.

There is the risk that the Adviser may incorrectly predict the direction of interest rates resulting in losses to the Portfolio.

INVESTMENT GRADE DEBT SECURITIES. Investment grade debt securities are securities rated in one of the four highest rating categories by S&P, Moody's or other nationally recognized rating agency. These securities are subject to interest rate risk and credit risk. Securities rated in the fourth investment category by a nationally recognized rating agency (e.g., BBB by S&P and Baa by Moody's) may have speculative characteristics.

INVESTMENTS IN OTHER INVESTMENT COMPANIES, INCLUDING PASSIVE FOREIGN INVESTMENT COMPANIES. When the Portfolio invests in another investment company, it must bear the management and other fees of the investment company, in addition to its own expenses. As a result, the Portfolio may be exposed to duplicate expenses which could lower its value. Investments in passive foreign investment companies also are subject to foreign investment risk.

Passive foreign investment companies are any foreign corporations which generate certain amounts of passive income or hold certain amounts of assets for the production of passive income. Passive income includes dividends, royalties, rent, and annuities.

MORTGAGE-BACKED SECURITIES, INCLUDING GNMA CERTIFICATES, MORTGAGE-BACKED BONDS AND STRIPPED MORTGAGE-BACKED SECURITIES. Mortgage-backed securities include securities backed by Ginnie Mae and Fannie Mae as well as by private issuers. These securities represent collections (pools) of commercial and residential mortgages. These securities are generally pass-through securities, which means that principal and interest payments on the underlying securities (less servicing fees) are passed through to shareholders on a pro rata basis.

These securities carry general fixed income security risks, such as credit risk and interest rate risk, as well as prepayment risk.

MUNICIPAL SECURITIES. Municipal securities are debt obligations issued by local, state and regional governments that provide interest income that is exempt from federal income tax. These securities are subject to interest rate risk and credit risk.

NON-MORTGAGE ASSET-BACKED SECURITIES. Non-mortgage asset-backed securities include equipment trust certificates and interests in pools of receivables, such as motor vehicle installment purchase obligations and credit card receivables. Such securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in the underlying pools of assets. This means that principal and interest payments on the underlying securities (less servicing fees) are passed through to shareholders on a pro rata basis.

The value of some asset-backed securities may be particularly sensitive to changes in prevailing interest rates, and like other fixed income investments, the ability of the Portfolio to successfully use these instruments may depend in part upon the ability of the Adviser to forecast interest rates and other economic factors correctly.

PIK (PAY-IN-KIND) DEBT SECURITIES AND ZERO-COUPON BONDS. PIK debt securities are debt obligations which provide that the issuer may, at its option, pay interest on such bonds in cash or in the form of additional debt obligations. Such investments benefit the issuer by mitigating its need for cash to meet debt service, but also require a higher rate of return to attract investors who are willing to defer receipt of such cash.

Zero-coupon bonds are bonds that provide for no current interest payment and are sold at a discount. These investments pay no interest in cash to its holder during its life and usually trade at a deep discount from their face or par value. These investments may experience greater volatility in market value due to changes in interest rates than debt obligations which make regular payments of interest. The Portfolio will accrue income on such investments for tax accounting purposes, as required, which is distributable to shareholders and which, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities to satisfy the Portfolio's distribution obligations.

These securities are subject to credit risk and interest rate risk.

PREFERRED STOCKS. Preferred stocks are equity securities that generally pay dividends at a specified rate and have preference over common stock in the payment of dividends and liquidation. Preferred stock generally does not carry voting rights.

Preferred stocks are subject to market risk. In addition, because preferred stocks pay fixed dividends, an increase in interest rates may cause the price of a preferred stock to fall.


REAL ESTATE INVESTMENT TRUSTS. REITs are entities which invest in commercial and other real estate properties. Risks associated with investments in securities of companies in the real estate industry include: decline in the value of real estate; risks related to general and local economic conditions; overbuilding and increased competition; increases in property taxes and operating expenses; changes in zoning laws; casualty or condemnation losses; variations in rental income; changes in neighborhood values; the appeal of properties to tenants; and increases in interest rates. In addition, equity REITs may be affected by changes in the values of the underlying property owned by the trusts, while mortgage REITs may be affected by the quality of credit extended. REITs are dependent upon management skills, may not be diversified and are subject to the risks of financing projects. Such REITs are also subject to heavy cash flow dependency, defaults by borrowers, self liquidation and the possibility of failing to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended (the "Code"), and to maintain exemption from the 1940 Act. In the event an issuer of debt securities collateralized by real estate defaults, it is conceivable that the REITs could end up holding the underlying real estate. The Portfolio, as a shareholder of a REIT, bears a portion of the REIT's annual operating expenses.


REPURCHASE AGREEMENTS. Repurchase agreements involve the purchase of a security by the Portfolio and a simultaneous agreement by the seller (generally a bank or dealer) to repurchase the security from the Portfolio at a specified date or upon demand. This technique offers a method of earning income on idle cash.

Repurchase agreements involve credit risk, I.E., the risk that the seller will fail to repurchase the security, as agreed. In that case, the Portfolio will bear the risk of market value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security.

REVERSE REPURCHASE AGREEMENTS. Reverse repurchase agreements involve the sale of a security by the Portfolio to another party (generally a bank or dealer) in return for cash and an agreement by the Portfolio to buy the security back at a specified price and time.

Reverse repurchase agreements will be used primarily to provide cash to satisfy unusually high redemption requests or for other temporary or emergency purposes. Reverse repurchase agreements are considered a form of borrowing by the Portfolio and, therefore, are a form of leverage. Leverage may cause any gains or losses of the Portfolio to be magnified.

SECURITIES LOANS. For purposes of realizing additional income, the Portfolio may lend securities to broker-dealers or institutional investors approved by the Board of Trustees of the Trust. All securities loans will be made pursuant to agreement requiring the loans to be continuously secured by collateral in cash or high grade debt obligations at least equal at all times to the market value of the loaned securities. The borrower pays to the Portfolio an amount equal to any dividends or interest received on loaned securities. The Portfolio retains all or a portion of the interest received on investment of cash collected or receives a fee from the borrower.

The risk in lending portfolio securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral, or in the recovery of the securities or possible loss of rights in their collateral should the borrower fail financially.

SHORT SALES. Short sales are sales of securities that the seller does not own. The seller must borrow the securities to make delivery to the buyer. A short sale may be uncollateralized or against-the-box. A short sale is "against-the-box" if at all times when the short position is open, the seller owns an equal amount of the securities sold short or securities convertible into, or exchanged without further consideration for, securities of the same issue as the securities sold short.

The price of securities purchased to replace borrowed securities sold short may be greater than proceeds received in the short sale resulting in a loss to the Portfolio.

STRUCTURED NOTES. A form of hybrid investment, structured notes are derivatives on which the amount of principal repayment and/or interest payments is based upon the movement of one or more factors. Structured notes are interests in entities organized and operated for the purpose of restructuring the investment characteristics of debt obligations. Structured notes are typically sold in private placement transactions, and there currently is no active trading market for structured notes.

Structured notes are also subject to credit risk and interest rate risk and can have volatile prices.

U.S. GOVERNMENT SECURITIES. U.S. Government securities include direct obligations of the U.S. Government that are supported by its full faith and credit, like Treasury bills and GNMA certificates. Treasury bills have initial maturities of less than one year, Treasury notes have initial maturities of one to ten years and Treasury bonds may be issued with any maturity but generally have maturities of at least ten years. U.S. Government securities also include indirect obligations of the U.S. Government that are issued by federal agencies and government-sponsored entities, like bonds and notes issued by the Federal Home Loan Bank and Fannie Mae. Unlike Treasury securities, agency securities generally are not backed by the full faith and credit of the U.S. Government. Some agency securities are supported by the right of the issuer to borrow from the Treasury, others are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations and others are supported only by the credit of the sponsoring agency.

U.S. Government securities are subject to interest rate risk. Credit risk is remote.

DEFENSIVE INVESTMENTS


Under adverse market or economic conditions, the Portfolio could invest for temporary defensive purposes some or all of its assets in money market securities or utilize other investment strategies that may be inconsistent with the Portfolio's principal investment strategy. Temporary defensive instruments generally include U.S. government securities, bank time deposits denominated in the currency of any major nation, commercial paper and repurchase agreements. The Adviser may also invest in these types of securities or hold cash while looking for suitable investment opportunities or to maintain liquidity. Although the Portfolio would employ these measures only in seeking to avoid losses, they could reduce the benefit from an upswing in the market or prevent the Portfolio from meeting its investment objective.


PORTFOLIO TURNOVER

The Portfolio's Adviser will sell a security when it believes it is appropriate to do so, regardless of how long the Portfolio has owned that security. Buying and selling securities generally involves some expense to the Portfolio, such as commissions paid to brokers and other transaction costs. Generally speaking, the higher the Portfolio's annual portfolio turnover rate, the greater its brokerage costs. Increased brokerage costs may adversely affect the Portfolio's performance. Annual turnover rate of 100% or more is considered high and will result in increased cost to the Portfolio. The Portfolio generally will have annual turnover rates of 100% or more.

DOWNGRADES IN FIXED INCOME DEBT SECURITIES

Unless required by applicable law, the Portfolio is not required to sell or dispose of any debt security that either loses its rating or has its rating reduced after the Portfolio purchases the security.

MANAGEMENT

The Trust's Board of Trustees is responsible for managing the business affairs of the Trust. The Trustees meet periodically to review the affairs of the Trust and to establish certain guidelines which the Manager and Adviser are expected to follow in implementing the investment policies and objectives of the Trust. The Trustees also review the management of the Portfolio's assets by the Adviser. Information about the Trustees and executive officers of the Trust is contained in the SAI.

THE MANAGER


Met Investors Advisory, LLC (the "Manager"), 5 Park Plaza, Suite 1900, Irvine, California 92614, has overall responsibility for the general management and administration of the Portfolio. The Manager selects and pays the fees of the Adviser for the Portfolio and monitors the Adviser's investment program. The Manager is an affiliate of MetLife.

As compensation for its services to the Portfolio, the Manager receives monthly compensation at an annual rate of a percentage of the average daily net assets of the Portfolio as follows: 0.50% of first $1.2 billion of such assets plus 0.475% of such assets over $1.2 billion.


A discussion regarding the basis of the decision of the Trust's Board of Trustees to approve the Management Agreement with the Manager and the investment advisory agreement with the Adviser is available in the Portfolio's annual report.

THE ADVISER

Under the terms of the agreement between the Adviser and the Manager, the Adviser will develop a plan for investing the assets of the Portfolio, select the assets to be purchased and sold by the Portfolio, select the broker-dealer or broker-dealers through which the Portfolio will buy and sell its assets, and negotiate the payment of commissions, if any, to those broker-dealers. The Adviser follows the investment policies set by the Manager and the Board of Trustees for the Portfolio. Day-to-day management of the investments in the Portfolio is the responsibility of the Adviser's portfolio manager. The portfolio manager of the Portfolio is indicated below following a brief description of the Adviser. The SAI provides additional information about the portfolio manager's compensation, other accounts managed and the person's ownership of securities in the Portfolio.

The Trust and the Manager have received an exemptive order from the Securities and Exchange Commission that permits the Manager, subject to certain conditions, and without the approval of shareholders to: (a) employ a new unaffiliated investment adviser for the Portfolio pursuant to the terms of a new investment advisory agreement, in each case either as a replacement for an existing Adviser or as an additional Adviser; (b) change the terms of any investment advisory agreement; and (c) continue the employment of an existing Adviser on the same advisory contract terms where a contract has been assigned because of a change in control of the Adviser. In such circumstances, shareholders would receive notice of such action, including the information concerning the new Adviser that normally is provided in a proxy statement.

The Manager pays the Adviser a fee based on the Portfolio's average daily net assets. The Portfolio is not responsible for the fees paid to the Adviser.


PACIFIC INVESTMENT MANAGEMENT COMPANY LLC ("PIMCO"), 840 Newport Center Drive, Newport Beach, California 92660, is the Adviser to the Portfolio. PIMCO, a Delaware limited liability company, is a majority-owned subsidiary of Allianz Global Investors of America L.P. ("AGI LP"). Allianz SE is the indirect majority owner of AIG LP. Allianz SE is a European-based, multinational insurance and financial services holding company. Pacific Life Insurance Company holds an indirect minority interest in AGI LP. As of December 31, 2007, PIMCO had approximately $746.3 billion in assets under management.

  . WILLIAM H. GROSS, CFA, Managing Director and co-chief investment officer, was a founding partner of PIMCO in 1971.

DISTRIBUTION PLANS

The Portfolio has adopted for its Class B and Class E shares a plan pursuant to Rule 12b-1 under the 1940 Act (the "Plan") and pursuant to the Plan, entered into a Distribution Agreement with MetLife Investors Distribution Company, located at 5 Park Plaza, Suite 1900, Irvine, California 92614. MetLife Investors Distribution Company is an affiliate of the Manager, and serves as principal underwriter for the Trust. The Plan permits the use of Trust assets to help finance the distribution of the shares of the Portfolio. Under the Plan, the Trust, on behalf of the Portfolio, is permitted to pay to various service providers up to 0.50% for Class B and up to 0.25% for Class E of the average daily net assets of the Portfolio allocated, as applicable, to Class B and Class E shares as payment for services rendered in connection with the distribution of the shares of the Portfolio. Currently, payments with respect to Class B and Class E shares are limited to 0.25% and 0.15%, respectively, of average net assets, which amount may be increased to the full Plan amount by the Trustees of the Trust without shareholder approval. Because these fees are paid out of Trust assets on an on-going basis, over time these costs will increase the cost of your investment and may cost you more than other types of sales charges.


YOUR INVESTMENT

SHAREHOLDER INFORMATION

The separate accounts of MetLife are the record owners of the Portfolio's shares. Any reference to the shareholder in this Prospectus technically refers to those separate accounts and not to you, the Contract owner. The legal rights of you, the Contract owner, are different from the legal rights of the record owner.

However, MetLife is required to solicit instructions from Contract owners when voting on shareholder issues. Any voting by MetLife as shareholder would therefore reflect the actual votes of Contract owners. Neither the Securities and Exchange Commission nor MetLife requires any specific minimum percentage of Contract owners to vote in order for MetLife to echo vote the remaining unvoted votes. MetLife seeks to obtain a reasonable level of turnout given the particular voting trend. MetLife may use various methods of encouraging Contract owners to vote, including additional solicitations. The practice of echo voting means that a minority of Contract owners may, in practice, determine whether an item passes or fails. Please see "Voting Rights" in the prospectus for the Contracts for more information on your voting rights.

DISCLOSURE OF PORTFOLIO HOLDINGS


Shares of the Trust are offered only to separate accounts of the Insurance Companies. The following information is generally made available on one or more of the Insurance Company websites (including www.metlifeinvestors.com): (i) the ten largest portfolio holdings of the Portfolio; (ii) unless the Adviser has objected, the percentage of the Portfolio's net assets that each of the portfolio holdings represents; and (iii) the percentage of the Portfolio's net assets that these holdings represent in the aggregate. Unless the Adviser has objected, this information is posted on the website as early as on or about the tenth business day following the calendar quarter and no later than on or about the first business day of the second month following the calendar quarter. The Trust may exclude any portion of these holdings from the posting when deemed in the best interest of the Trust. These postings generally remain until replaced by new postings as described above. For these purposes, the Portfolio's ten largest portfolio holdings are not considered to include swaps, futures, or forward currency transactions or transactions transmitted to the Trust's custodian after certain established cut-off times.


A description of the Portfolio's policies and procedures with respect to the disclosure of the Portfolio's portfolio securities is available in the SAI.

DIVIDENDS, DISTRIBUTIONS AND TAXES

DIVIDENDS AND DISTRIBUTIONS

The Portfolio intends to distribute substantially all of its net investment income, if any. The Portfolio distributes its dividends from its net investment income to MetLife's separate accounts at least once a year and not to you, the Contract owner. These distributions are in the form of additional shares and not cash. The result is that the Portfolio's investment performance, including the effect of dividends, is reflected in the cash value of the Contracts. Please see the Contract prospectus for more information.

All net realized long- or short-term capital gains of the Portfolio are also declared once a year and reinvested in the Portfolio.

TAXES

Please see the Contract prospectus for a discussion of the tax impact on you resulting from the income taxes the separate accounts owe as a result of their ownership of the Portfolio's shares and their receipt of dividends and capital gains.

The Portfolio expects to qualify and to continue to qualify as a regulated investment company under Subchapter M of the Code. As qualified, the Portfolio is not subject to federal income tax on that part of its taxable income that it distributes to you. Taxable income consists generally of net investment income, and any capital gains. It is the Portfolio's intention to distribute all such income and gains.

Shares of the Portfolio are currently offered only to the separate accounts of MetLife. Separate accounts are insurance company separate accounts that fund life insurance policies and annuity contracts. Under the Code, an insurance company pays no tax with respect to income of a qualifying separate account when the income is properly allocable to the value of eligible variable annuity or variable life insurance contracts. For a discussion of the taxation of life insurance companies and the separate accounts, as well as the tax treatment of the policies and annuity contracts and the holders thereof, see the discussion of federal income tax considerations included in the prospectus for the Contracts.

Section 817(h) of the Code and the regulations thereunder impose "diversification" requirements on the assets underlying a Contract. The Portfolio intends to maintain diversification which will allow each Contract to satisfy these requirements. These requirements are in addition to the diversification requirements imposed on the Portfolio by Subchapter M and the 1940 Act. Technically, the section 817(h) requirements provide that, with limited exceptions, as of the end of each calendar quarter or within thirty days thereafter no more than 55% of the assets underlying a Contract may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments, and no more than 90% by any four investments. For this purpose, an investment in the Portfolio is treated not as a single investment but as an investment in each asset owned by the Portfolio, so long as shares of the Portfolio are owned only by separate accounts of insurance companies, by qualified pension and retirement plans, and by a limited class of other investors. The Portfolio is and will be so owned. Thus so long as the Portfolio meets the section 817(h) diversification tests, each Contract will also meet those tests. See the prospectus for the Contracts.

The foregoing is only a summary of some of the important federal income tax considerations generally affecting the Portfolio and you; see the SAI for a more detailed discussion. You are urged to consult your tax advisers.

REPORT TO POLICYHOLDERS

The fiscal year of the Portfolio ends on December 31 of each year. The Trust will send to you, at least semi-annually, reports which show the Portfolio's composition and other information. An annual report, with audited information, will be sent to you each year.

SALES AND PURCHASES OF SHARES


The Trust does not sell its shares directly to the public. The Trust continuously sells Class A, Class B and Class E shares of the Portfolio only to the separate accounts of MetLife to fund Contracts. The Trust could also offer shares to other separate accounts of other insurers if approved by the Board of Trustees.


PURCHASE AND REDEMPTION OF SHARES

MetLife Investors Distribution Company is the principal underwriter and distributor of the Trust's shares. MetLife Investors Distribution Company places orders for the purchase or redemption of shares of the Portfolio based on, among other things, the amount of net Contract premiums or purchase payments transferred to the separate accounts, transfers to or from a separate account investment division and benefit payments to be effected on a given date pursuant to the terms of the Contract. Such orders are effected, without sales charge, at the net asset value per share for the Portfolio determined on that same date. The Trust reserves the right to reject or limit all or part of any purchase or exchange order for any reason.

The Portfolio is available as an investment option under a number of different variable insurance products, many of which do not limit the number of transfers among the available underlying funds. A large number of transfers could raise transaction costs for the Portfolio and could require the Adviser to maintain increased cash reserves, which could harm performance in rising markets.

Shares of the Portfolio are sold and redeemed at their net asset value without the imposition of any sales commission or redemption charge. Class A shares are not subject to a Rule 12b-1 fee.

Class B and Class E shares are subject to Rule 12b-1 fee of 0.25% and 0.15%, respectively, of average daily net assets. (However, certain sales or other charges may apply to the Contract, as described in the Contract prospectus.) Under certain circumstances, redemption proceeds may be paid in securities or other property rather than in cash if the Manager determines it is in the best interests of the Trust.


MARKET TIMING

The Trust's Board of Trustees has adopted certain procedures, described below, to discourage certain types of trading in Portfolio shares that may be harmful to long-term investors, specifically (i) trading that is designed to exploit pricing inefficiencies and thereby dilute the returns of long-term investors; or (ii) frequent trading by an investor that generates sufficiently volatile cash flows to be disruptive to a portfolio manager's ability to manage the Portfolio's assets ((i) or (ii), "market timing"). The Trust is not intended for investment by market timers. The Trust does not knowingly accommodate market timing in the Portfolio and, to the Trust's knowledge, there are no arrangements currently in place that are designed to permit any contract owner to engage in market timing. As discussed above, the Trust reserves the right to reject or limit all or part of any purchase or exchange order for any reason.


The Trust requires that the insurance company separate accounts that invest in the Portfolios have in place policies and procedures reasonably designed to detect and deter market timing in the separate accounts by contract owners. In addition, the Manager monitors cashflows of certain Portfolios identified as presenting pricing inefficiencies that could potentially be exploited by market timers, and, with respect to each Portfolio, conducts certain tests to help detect cash outflows or cashflow volatility that may be disruptive to a portfolio manager's ability to manage the Portfolio. If, based on such monitoring, the Manager believes (i) that a Portfolio's cash flows may reflect a pattern of market timing or (ii) that a Portfolio's cash flows may reflect frequent trading that is disruptive to the management of the Portfolio and it is appropriate given the context of the cash flow volatility (e.g., type of Portfolio, amount of assets), the Manager will refer the matter to the appropriate insurance company or companies.

Further, in accordance with Rule 22c-2 under the 1940 Act, the Trust has contracted with insurance separate accounts to enable it to request and receive information regarding transactions in the shares of the Trust's Portfolios and limit transactions that violate the Trust's policies on market timing.


If the Trust finds that any insurance company has in place inadequate policies and procedures, with respect to a particular separate account, to detect and deter market timing in Portfolio shares and there is evidence of market timing in that separate account, the Trust or any of its Portfolios may be discontinued as an investment option of that separate account. In such an event, all contract owners of such separate account would no longer be able to make new investments in the Trust or any of its Portfolios. The Trust reserves the right to modify this policy, including any procedures established from time to time to effectuate this policy, at any time without notice.

LIMITATIONS ON THE TRUST'S ABILITY TO DETECT AND DETER MARKET TIMING

The Portfolio is available as an investment option under a number of different variable insurance products. Owners of these variable insurance products transfer value among sub-accounts of the insurance company separate accounts by contacting the insurance companies. The resulting purchases and redemptions of Portfolio shares are made through omnibus accounts of the insurance companies. The right of an owner of such a variable insurance product to transfer among sub-accounts is governed by a contract between the insurance company and such owner. Many of these contracts do not limit the number of transfers among the available underlying funds that a contract owner may make. The terms of these contracts, the presence of financial intermediaries (including the insurance companies) between the Trust and contract owners, the utilization of omnibus accounts by these intermediaries and other factors such as state insurance laws may limit the Trust's ability to detect and deter market timing. Multiple tiers of such financial intermediaries may further compound the Trust's difficulty in detecting and deterring such market timing activities.

RISKS ASSOCIATED WITH MARKET TIMING GENERALLY

While the Trust will try to detect and deter market timing by utilizing the procedures described above, these procedures may not be successful in identifying or deterring market timing. By realizing profits through short-term trading, contract owners that engage in market timing activities may dilute the value of shares held by long-term investors. Cashflow volatility resulting from frequent trading of Portfolio shares, especially involving large dollar amounts, may disrupt a portfolio manager's ability to manage the Portfolio's assets. Frequent trading may be disruptive if it makes it difficult for the Portfolio to implement its long-term investment strategies, for example by causing the Portfolio to maintain a higher level of its assets in cash to accommodate such frequent trading. Frequent trading may also be disruptive if it forces the Portfolio to sell portfolio securities at inopportune times to raise cash to accommodate such trading activity. In addition, frequent trading may cause the Portfolio to incur increased expenses. For example, as a result of such frequent trading, the Portfolio may be forced to liquidate investments and thereby incur increased brokerage costs. All of these factors may adversely affect Portfolio performance.

Associated with an investment in the Portfolio that itself invests in securities that are, for example, thinly traded, traded infrequently, or relatively less liquid is the risk that the current market price for the securities may not accurately reflect current market values. A market timer may seek to engage in strategies designed to take advantage of these pricing differences ("price arbitrage") and thereby dilute the returns of long-term investors. Portfolios that may be adversely affected by price arbitrage include those Portfolios that significantly invest in small cap equity securities and in certain fixed-income securities, such as high yield bonds.

A Portfolio that invests significantly in foreign securities may be particularly susceptible to strategies designed to exploit pricing inefficiencies. This is because foreign securities are typically traded on markets that close well before the time the Portfolio calculates its net asset value (typically at 4:00 p.m. Eastern Time), which gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities. The time zone differences among international stock markets can allow a market timer engaging in certain strategies to exploit differences in Portfolio share prices that are based on closing prices of foreign securities established some time before the Portfolio calculates its own share price (a type of price arbitrage referred to as "time zone arbitrage"). As discussed more fully below, the Trust has procedures, referred to as fair value pricing, that allow the Trust to adjust closing market prices of foreign securities to reflect what is believed to be the fair value of those secu-rities at the time the Portfolio calculates its net asset value. While there is no assurance, the Portfolio expects that the use of fair value pricing will reduce a market timer's ability to engage in time zone arbitrage to the detriment of Portfolio shareholders.

VALUATION OF SHARES


The Portfolio's net asset value ("NAV") per share is ordinarily determined once daily, as of the close of the regular session of business on the New York Stock Exchange (NYSE) (usually at 4:00 p.m., Eastern Time), on each day the NYSE is open. To the extent that the Portfolio's assets are traded in other markets when the NYSE is closed, the value of the Portfolio's assets may be effected on days when the Trust is not open for business. In addition, trading in some of the Portfolio's assets may not occur when the Trust is open for business.

NAV of a Portfolio share is computed by dividing the value of the net assets of the Portfolio by the total number of shares outstanding in the Portfolio. Share prices for any transaction are those next calculated after receipt of an order.


Except for money market instruments maturing in 60 days or less and foreign securities as discussed below, securities held by the Portfolio are valued at market value. If market values are not readily available, or if available market quotations are not reliable, securities are priced at their fair value as determined by the Valuation Committee of the Trust's Board of Trustees using procedures approved by the Board of Trustees. The Portfolio may use fair value pricing if the value of a security has been materially affected by events occurring before the Portfolio's calculation of NAV but after the close of the primary markets on which the security is traded. The Portfolio may also use fair value pricing if reliable market quotations are unavailable due to infrequent trading or if trading in a particular security was halted during the day and did not resume prior to the Portfolio's calculation of NAV. The use of fair value pricing has the effect of valuing a security based upon the price the Portfolio might reasonably expect to receive if it sold that security but does not guarantee that the security can be sold at the fair value price. Further, because of the inherent uncertainty of fair valuation, a fair valuation price may differ significantly from the value that would have been used had a ready market for the investment existed, and these differences could be material. With respect to any portion of the Portfolio's assets that is invested in other open-end investment companies, that portion of the Portfolio's NAV is calculated based on the NAV of that investment company. The prospectus for the other investment company explains the circumstances and effects of fair value pricing for that investment company.

The Portfolio has retained a third party pricing service to automatically fair value each of its investments that is traded principally on a foreign exchange or market, subject to adjustment by the Trust's Valuation Committee. The Valuation Committee will regularly monitor and review the services provided by the pricing service to the Portfolio and periodically report to the Board on the pricing services' performance.

Money market instruments maturing in 60 days or less are valued on the amortized cost basis.

FINANCIAL HIGHLIGHTS


The following financial highlights tables are intended to help you understand the Portfolio's Class A, Class B and Class E shares financial performance for the past five years. Certain information reflects financial results for a single Portfolio share. Total return in each table shows how much an investment in the Portfolio would have increased (or decreased) during each period (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, whose report is included in the Annual Report of the Portfolio, which is available upon request.


  PIMCO TOTAL RETURN PORTFOLIO


                                                            FOR THE YEARS ENDED DECEMBER 31,
                                                      --------------------------------------------
CLASS A                                                 2007(A)   2006(A)  2005(A) 2004(A) 2003(A)
--------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                    $11.80      $11.60 $11.40  $11.61  $11.34
                                                      --------    -------- ------  ------  ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                     0.56        0.49   0.40    0.20    0.28
NET REALIZED AND UNREALIZED GAINS (LOSSES)                0.35        0.04 (0.12)    0.40    0.23
                                                      --------    -------- ------  ------  ------
TOTAL FROM INVESTMENT OPERATIONS                          0.91        0.53   0.28    0.60    0.51
                                                      --------    -------- ------  ------  ------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                    (0.42)      (0.32) (0.01)  (0.81)  (0.13)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS               --      (0.01) (0.07)      --  (0.11)
                                                      --------    -------- ------  ------  ------
TOTAL DISTRIBUTIONS                                     (0.42)      (0.33) (0.08)  (0.81)  (0.24)
                                                      --------    -------- ------  ------  ------
NET ASSET VALUE, END OF PERIOD                          $12.29      $11.80 $11.60  $11.40  $11.61
                                                      --------    -------- ------  ------  ------
TOTAL RETURN                                             7.85%       4.80%  2.46%   5.25%   4.53%
                                                      --------    -------- ------  ------  ------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)               $3,045.1    $1,445.1 $912.6  $578.0  $194.5
RATIOS TO AVERAGE NET ASSETS(1):

EXPENSES**                                               0.54%       0.58%  0.57%   0.57%   0.59%
NET INVESTMENT INCOME                                    4.74%       4.28%  3.42%   1.69%   2.43%
PORTFOLIO TURNOVER RATE                                 412.8%(b)   161.2% 344.2%  416.0%  547.1%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:**                                               0.54%       0.58%  0.57%     N/A  0.57%*

--------------------------------------------------------------------------------
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.

** Prior to 05/01/2003, broker rebates were excluded from the calculation of the expense limitation.

N/A Not applicable
(a) Net investment income per share was calculated using average shares outstanding.

(b) Excludes TBA securities.

                                                   PIMCO TOTAL RETURN PORTFOLIO


                                                             FOR THE YEARS ENDED DECEMBER 31,
                                                      ----------------------------------------------
CLASS B                                                 2007(A)   2006(A)  2005(A)  2004(A)  2003(A)
----------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                    $11.69      $11.50   $11.32   $11.54 $11.29
                                                      --------    -------- -------- -------- ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                     0.53        0.46     0.37     0.19   0.24
NET REALIZED AND UNREALIZED GAINS (LOSSES)                0.34        0.04   (0.12)     0.38   0.25
                                                      --------    -------- -------- -------- ------
TOTAL FROM INVESTMENT OPERATIONS                          0.87        0.50     0.25     0.57   0.49
                                                      --------    -------- -------- -------- ------
DISTRIBUTIONS:

DISTRIBUTIONS IN EXCESS OF NET INVESTMENT INCOME        (0.39)      (0.30)       --   (0.79) (0.13)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS               --      (0.01)   (0.07)       -- (0.11)
                                                      --------    -------- -------- -------- ------
TOTAL DISTRIBUTIONS                                     (0.39)      (0.31)   (0.07)   (0.79) (0.24)
                                                      --------    -------- -------- -------- ------
NET ASSET VALUE, END OF PERIOD                          $12.17      $11.69   $11.50   $11.32 $11.54
                                                      --------    -------- -------- -------- ------
TOTAL RETURN                                             7.56%       4.52%    2.25%    4.98%  4.31%
                                                      --------    -------- -------- -------- ------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)               $1,274.4    $1,219.1 $1,107.7 $1,028.5 $893.8
RATIOS TO AVERAGE NET ASSETS(1):

EXPENSES**                                               0.79%       0.83%    0.82%    0.81%  0.83%
NET INVESTMENT INCOME                                    4.51%       4.01%    3.13%    1.66%  2.07%
PORTFOLIO TURNOVER RATE                                 412.8%(b)   161.2%   344.2%   416.0% 547.1%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:**                                               0.79%       0.83%    0.82%      N/A 0.82%*

--------------------------------------------------------------------------------
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.

** Prior to 05/01/2003, broker rebates were excluded from the calculation of the expense limitation.

N/A Not applicable
(a) Net investment income per share was calculated using average shares outstanding.

(b) Excludes TBA securities.

  PIMCO TOTAL RETURN PORTFOLIO


                                                          FOR THE YEARS ENDED DECEMBER 31,
                                                      -----------------------------------------
CLASS E                                                2007(A)  2006(A) 2005(A) 2004(A) 2003(A)
-----------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                  $11.73    $11.53  $11.34  $11.56  $11.30
                                                      ------    ------  ------  ------  ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                   0.54      0.47    0.39    0.21    0.23
NET REALIZED AND UNREALIZED GAINS (LOSSES)              0.35      0.05  (0.13)    0.37    0.27
                                                      ------    ------  ------  ------  ------
TOTAL FROM INVESTMENT OPERATIONS                        0.89      0.52    0.26    0.58    0.50
                                                      ------    ------  ------  ------  ------
DISTRIBUTIONS:

DISTRIBUTIONS IN EXCESS OF NET INVESTMENT INCOME      (0.41)    (0.31)      --  (0.80)  (0.13)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS             --    (0.01)  (0.07)      --  (0.11)
                                                      ------    ------  ------  ------  ------
TOTAL DISTRIBUTIONS                                   (0.41)    (0.32)  (0.07)  (0.80)  (0.24)
                                                      ------    ------  ------  ------  ------
NET ASSET VALUE, END OF PERIOD                        $12.21    $11.73  $11.53  $11.34  $11.56
                                                      ------    ------  ------  ------  ------
TOTAL RETURN                                           7.63%     4.67%   2.33%   5.06%   4.44%
                                                      ------    ------  ------  ------  ------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)               $132.0    $132.5  $146.6  $146.6  $119.3
RATIOS TO AVERAGE NET ASSETS(1):

EXPENSES**                                             0.69%     0.72%   0.72%   0.71%   0.73%
NET INVESTMENT INCOME                                  4.61%     4.10%   3.24%   1.76%   2.02%
PORTFOLIO TURNOVER RATE                               412.8%(b) 161.2%  344.2%  416.0%  547.1%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:**                                             0.69%     0.72%   0.72%     N/A  0.71%*

--------------------------------------------------------------------------------
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.

** Prior to 05/01/2003, broker rebates were excluded from the calculation of the expense limitation.
N/A Not Applicable.

(a) Net investment income per share was calculated using average shares outstanding.

(b) Excludes TBA securities.

FOR MORE INFORMATION

If you would like more information about the Portfolio, the following documents are available to you free upon request:

ANNUAL/SEMI-ANNUAL REPORTS

Contain additional information about the Portfolio's performance. In the Portfolio's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION ("SAI")

Provides a fuller technical and legal description of the Portfolio's policies, investment restrictions, and business structure. The SAI is legally considered to be a part of this Prospectus.

IF YOU WOULD LIKE A COPY OF THE CURRENT VERSIONS OF THESE DOCUMENTS, OR OTHER INFORMATION ABOUT THE PORTFOLIO, CONTACT:

                          MET INVESTORS SERIES TRUST
                           5 PARK PLAZA, SUITE 1900
                           IRVINE, CALIFORNIA 92614

                                1-800-848-3854

Free copies of the SAI and Annual and Semi-Annual Reports are available at the following website: www.metlifeinvestors.com

Information about the Portfolio, including the Annual and Semi-annual Reports and SAI, may also be obtained from the Securities and Exchange Commission ("SEC"):

[_] IN PERSONReview and copy documents in the SEC's Public Reference Room in
             Washington, D.C. (for information call 202-551-8090).

[_] ON LINE  Retrieve information from the EDGAR database on the SEC's web site at: http://www.sec.gov.

[_] BY MAIL  Request documents, upon payment of a duplicating fee, by writing to SEC, Public Reference Section, Washington, D.C. 20549 or by e-mailing the SEC at publicinfo@sec.gov.

                             SEC FILE # 811-10183

                                 MET INVESTORS
                            S E R I E S   T R U S T



                            Pioneer Fund Portfolio

                                Class A Shares

                                __PROSPECTUS__


                                APRIL 28, 2008




Like all securities, these securities have not been approved or disapproved by the
    Securities and Exchange Commission, nor has the Securities and Exchange
      Commission passed upon the accuracy or adequacy of this Prospectus.
           Any representation to the contrary is a criminal offense.

                           ____TABLE OF CONTENTS____

                                                         PAGE

               INTRODUCTION                               3
                  Understanding the Trust                 3
                  Understanding the Portfolio             3

               THE PORTFOLIO                              4

                 INVESTMENT SUMMARY                       4
                  Pioneer Fund Portfolio                  5

                 ADDITIONAL INVESTMENT STRATEGIES         10
                 MANAGEMENT                               16
                  The Manager                             16
                  The Adviser                             17

               YOUR INVESTMENT                            18
                  Shareholder Information                 18
                  Dividends, Distributions and Taxes      19
                  Sales and Purchases of Shares           20

               FINANCIAL HIGHLIGHTS                       24

               FOR MORE INFORMATION                   Back Cover

INTRODUCTION

UNDERSTANDING THE TRUST


Met Investors Series Trust (the "Trust") is an open-end management investment company that offers a selection of fifty-two managed investment portfolios or mutual funds. Only one of these portfolios is offered through this Prospectus (the "Portfolio"). Please see the Investment Summary section of this Prospectus for specific information on the Portfolio.


  INVESTING THROUGH A VARIABLE INSURANCE CONTRACT

  Class A shares of the Portfolio are currently only sold to separate accounts of Metropolitan Life Insurance Company and certain of its affiliates (collectively, "MetLife" or the "Insurance Companies") to fund the benefits under certain individual flexible premium variable life insurance policies and individual and group variable annuity contracts (collectively, "Contracts"). As a Contract owner, your premium payments are allocated to the Portfolio in accordance with your Contract.

  Please read this Prospectus carefully. It provides information to assist you in your decision. If you would like additional information about the Portfolio, please request a copy of the Statement of Additional Information ("SAI"). For details about how to obtain a copy of the SAI and other reports and information, see the back cover of this Prospectus. The SAI is incorporated by reference into this Prospectus.

  The Portfolio's name and investment objective are very similar to a certain publicly available mutual fund that is managed by the same investment adviser. The Portfolio in this Prospectus is not that publicly available mutual fund and will not have the same performance. Different performance will result from such factors as different implementation of investment policies, different investment restrictions, different cash flows into and out of the Portfolio, different fees and expenses, and different asset sizes.

UNDERSTANDING THE PORTFOLIO

After this Introduction you will find an Investment Summary for the Portfolio. The Investment Summary presents important facts about the Portfolio, including information about its investment objective, principal investment strategy, primary risks, fees and expenses and past performance.


 PLEASE SEE THE CONTRACT PROSPECTUS FOR A DETAILED EXPLANATION OF YOUR CONTRACT.

                                 THE PORTFOLIO


 THE PORTFOLIO IN THIS PROSPECTUS IS A MUTUAL FUND: A POOLED INVESTMENT THAT IS PROFESSIONALLY MANAGED AND THAT GIVES YOU THE OPPORTUNITY TO PARTICIPATE IN FINANCIAL MARKETS. THE PORTFOLIO STRIVES TO REACH ITS STATED INVESTMENT OBJECTIVE, WHICH CAN BE CHANGED WITHOUT SHAREHOLDER APPROVAL. AS WITH ALL MUTUAL FUNDS, THERE IS NO GUARANTEE THAT THE PORTFOLIO WILL ACHIEVE ITS INVESTMENT OBJECTIVE.


 THE PORTFOLIO'S ADVISER MAY SELL A PORTFOLIO SECURITY WHEN THE VALUE OF THE INVESTMENT REACHES OR EXCEEDS ITS ESTIMATED FAIR VALUE, TO TAKE ADVANTAGE OF MORE ATTRACTIVE INVESTMENT OPPORTUNITIES, WHEN THE ISSUER'S INVESTMENT FUNDAMENTALS BEGIN TO DETERIORATE, WHEN THE PORTFOLIO MUST MEET REDEMPTIONS, OR FOR OTHER INVESTMENT REASONS.


INVESTMENT SUMMARY

The Portfolio summary discusses the following:

    INVESTMENT OBJECTIVE
    What is the Portfolio's investment goal?

    PRINCIPAL INVESTMENT STRATEGY
    How does the Portfolio attempt to achieve its investment goal? What types of investments does it contain? What style of investing and investment philosophy does it follow?

    PRIMARY RISKS
    What are the specific risks of investing in the Portfolio?

    PAST PERFORMANCE
    How well has the Portfolio performed over time?

    FEES AND EXPENSES
    What is the cost of investing in the Portfolio?

In addition to its principal investment strategy, the Portfolio may invest in various types of securities and engage in various investment techniques and practices which are not the principal focus of the Portfolio and therefore are not described in the Investment Summary section of the Prospectus. These other securities and investment techniques and practices in which the Portfolio may engage, together with their risks, are briefly discussed in "Additional Investment Strategies" in this Prospectus.

The SAI provides more detailed information regarding the various types of securities that the Portfolio may purchase and certain investment techniques and practices of its Adviser.

The Contracts may be sold by banks. AN INVESTMENT IN THE PORTFOLIO THROUGH A CONTRACT IS NOT A DEPOSIT OR OBLIGATION OF, OR GUARANTEED BY, ANY BANK, AND IS NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY OF THE U.S. GOVERNMENT.

                            PIONEER FUND PORTFOLIO

INVESTMENT OBJECTIVE:

Reasonable income and capital growth.

PRINCIPAL INVESTMENT STRATEGY:

The Portfolio invests in a broad list of carefully selected, reasonably priced securities rather than in securities whose prices reflect a premium resulting from their current market popularity. The Portfolio invests substantially in equity securities, primarily of U.S. issuers. Equity securities include common stocks, convertible debt, depositary receipts, warrants, rights, preferred stocks, equity interests in real estate investment trusts ("REITs") and exchange-traded funds (ETFs) that invest primarily in equity securities. The Portfolio may invest up to 20% of its net assets in REITs. The Portfolio may invest up to 20% of its total assets in equity and debt securities of non-U.S. corporate issuers and debt securities of non-U.S. government issuers.

The Adviser uses a value approach to select the Portfolio's investments. The Adviser seeks securities that it believes are selling at reasonable prices or substantial discounts to their underlying values and holds these securities until the market values reflect their intrinsic values. The Adviser focuses on the quality and price of individual issuers, not on economic sector or market timing strategies. Factors that the Adviser uses in selecting investments include, but are not limited to:

  .  favorable expected returns relative to perceived risk

  .  above average potential for earnings and revenue growth

  . a sustainable competitive advantage (e.g., brand name, customer base, proprietary technology, economies of scale)

  .  potential to provide reasonable income

  . low market valuations relative to earnings forecast, book value, cash flow and sales

PRIMARY RISKS:

The value of your investment in the Portfolio may be affected by one or more of the following risks, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate. Please note that there are many other circumstances that could adversely affect your investment and prevent the Portfolio from reaching its objective, which are not described here.

MARKET RISK. The Portfolio's share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including disappointing corporate earnings, adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or a company may deteriorate. In addition, an assessment by the Portfolio's Adviser of particular companies may prove incorrect, resulting in losses or poor performance by those holdings, even in a rising market. The Portfolio could also miss attractive investment opportunities if its Adviser underweights markets or industries where there are significant returns, and could lose value if the Adviser overweights markets or industries where there are significant declines.


CREDIT RISK. The value of debt securities is directly affected by an issuer's ability to pay principal and interest on time. If your Portfolio invests in debt securities, the value of your investment may be adversely affected when an issuer fails to pay an obligation on a timely basis. The Portfolio may also be subject to credit risk to the extent it engages in transactions, such as securities loans, repurchase agreements or certain derivatives, which involve a promise by a third party to honor an obligation to the Portfolio. Such third party may be unwilling or unable to honor its financial obligations.

MARKET CAPITALIZATION RISK. Stocks fall into three broad market capitalization categories--large, medium and small. Investing primarily in one category carries the risk that due to current market conditions that category may be out of favor. If valuations of large capitalization companies appear to be greatly out of proportion to the valuations of small or medium capitalization companies, investors may migrate to the stocks of small and mid-sized companies causing a Portfolio that invests in these companies to increase in value more rapidly than a Portfolio that invests in larger, fully-valued companies. Larger more established companies may also be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion. Investing in medium and small capitalization companies may be subject to special risks associated with narrower product lines, more limited financial resources, smaller management groups, and a more limited trading market for their stocks as compared with larger companies. Securities of smaller capitalization issuers may therefore be subject to greater price volatility and may decline more significantly in market downturns than securities of larger companies. In some cases, these companies may be relatively new issuers (I.E., those having continuous operation histories of less than three years) which carries other risks in addition to the risks of other medium and small capitalization companies. New issuers may be more speculative because such companies are relatively unseasoned. These companies will often be involved in the development or marketing of a new product with no established market, which could lead to significant losses.

INVESTMENT STYLE RISK. Different investment styles tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. The Portfolio may outperform or underperform other funds that employ a different investment style. The Portfolio may also employ a combination of styles that impact its risk characteristics. Examples of different investment styles include growth and value investing. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's growth of earnings potential. Also, since growth companies usually invest a high portion of earnings in their business, growth stocks may lack the dividends of some value stocks that can cushion stock prices in a falling market. Growth oriented funds will typically underperform when value investing is in favor. Value stocks are those which are undervalued in comparison to their peers due to adverse business developments or other factors. Value investing carries the risk that the market will not recognize a security's inherent value for a long time, or that a stock judged to be undervalued may actually be appropriately priced or overvalued. Value oriented funds will typically underperform when growth investing is in favor.

REAL ESTATE INVESTMENT RISK. Although the Portfolio will not invest in real estate directly, it may concentrate its assets in the real estate industry or may invest in securities related to the real estate industry, so your investment in the Portfolio will be closely linked to or impacted by the performance of the real estate markets. Property values may decrease due to increasing vacancies or declining rents resulting from unanticipated economic, legal, cultural or technological developments or because of overbuilding or lack of mortgage funds. The value of an individual property may also decline because of environmental liabilities or losses due to casualty or condemnation. Because of this concentration in or potential exposure to the real estate industry, the value of the Portfolio's shares may change at different rates compared to the value of shares of a mutual fund with investments in a mix of different industries.

The Portfolio may at times be more concentrated in particular sub-sectors of the real estate business--e.g. apartments, retail, hotels, offices, industrial, health care, etc. As such, its performance would be especially sensitive to developments that significantly affected those businesses.

In addition, Equity REITs may be affected by changes in the value of the underlying property they own, while Mortgage REITs may be affected by the quality of any credit they extend. Equity and Mortgage REITs are dependent upon management skills and are subject to heavy cash flow dependency, defaults by borrowers, self-liquidation and the possibility of failing to qualify for tax-free pass through of income under the Internal Revenue Code of 1986, and to maintain exemption from the Investment Company Act of 1940, as amended (the "1940 Act"). In the event an issuer of debt securities collateralized by real estate defaults, it is conceivable that the REIT could end up holding the underlying real estate.

PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.


The performance shown below is the performance of the Portfolio's Class A shares, the Portfolio's only Class outstanding on April 28, 2008. The historical performance shown for the Portfolio's Class A shares prior to May 1, 2006 is the performance of the Portfolio's predecessor fund managed by the Adviser using the same investment objective and strategy as the Portfolio. The assets of the Pioneer Fund of The Travelers Series Trust were transferred to the Portfolio on May 1, 2006.

 PORTFOLIO MANAGEMENT:

..  Pioneer Investment Management, Inc. see page 18

..  For financial highlights see page 24


The bar chart below shows you the performance of the Portfolio's Class A shares for the last ten calendar years and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart.


               Year-by-Year Total Return as of 12/31 of Each Year

                                     [CHART]

   98      99      00      01      02      03      04     05      06     07
 ------  ------  ------  ------  ------  ------  ------  ------  -----  -----
 18.21%  -0.19%  24.27%  -23.00% -30.21% 23.78%  11.13%  5.99%  15.92%  5.01%

                 High Quarter:   3rd - 2000      +17.52%
                 Low Quarter:    3rd - 2002      -18.02%

The table below compares the Portfolio's Class A shares' average annual compounded total returns for the 1-, 5- and 10-year periods through 12/31/07 with the S&P 500 Index, a widely recognized unmanaged index that measures the stock performance of 500 large- and medium-sized companies and is often used to indicate the performance of the overall stock market. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.



Average Annual Total Return as of 12/31/07
-----------------------------------------
                1 Year   5 Year   10 Year
 -------------  -------- -------- -------
Class A          5.01%   12.16%    3.42%
S&P 500 Index    5.49%   12.83%    5.91%


FEES AND EXPENSES:


The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2007 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE


Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)


                                           Class A
--------------------------------------------------
Management Fee                              0.75%
--------------------------------------------------
12b-1 Fees                                  None
--------------------------------------------------
Other Expenses                              0.23%
--------------------------------------------------
Total Annual Portfolio Operating Expenses*  0.98%
--------------------------------------------------



        * Met Investors Advisory, LLC (the "Manager") and the Trust have entered into an Expense Limitation Agreement whereby the total Annual Portfolio Operating Expenses for the Class A shares of the Portfolio will not exceed 1.00% for the period ended April 30, 2009 and in any year in which the Agreement is in effect. Under certain circumstances, any fees waived or expenses reimbursed by the Manager may, with the approval of the Trust's Board of Trustees, be repaid to the Manager.


EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.


The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same and that all expense limitations remain in effect only for the period ended April 30, 2009. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.


EXAMPLE OF PORTFOLIO EXPENSES


         Class A
----------------
1 Year   $  100
----------------
3 Years  $  314
----------------
5 Years  $  544
----------------
10 Years $1,206
----------------

ADDITIONAL INVESTMENT STRATEGIES

In addition to the principal investment strategies discussed in the Portfolio's Investment Summary, the Portfolio may at times invest a portion of its assets in the investment strategies and may engage in certain investment techniques as described below. The SAI provides a more detailed discussion of certain of these and other securities and indicates if the Portfolio is subject to any limitations with respect to a particular investment strategy. These strategies and techniques may involve risks. (PLEASE NOTE THAT SOME OF THESE STRATEGIES MAY BE A PRINCIPAL INVESTMENT STRATEGY FOR THE PORTFOLIO AND CONSEQUENTLY ARE ALSO DESCRIBED IN THE PORTFOLIO'S INVESTMENT SUMMARY.) The Portfolio is not limited by this discussion and may invest in other types of securities not precluded by the policies discussed elsewhere in this Prospectus.

CONVERTIBLE SECURITIES. Convertible securities are preferred stocks or bonds that pay a fixed dividend or interest payment and are convertible into common stock at a specified price or conversion ratio.

Traditionally, convertible securities have paid dividends or interest rates higher than common stocks but lower than nonconvertible securities. They generally participate in the appreciation or depreciation of the underlying stock into which they are convertible, but to a lesser degree. These securities are also subject to market risk, interest rate risk and credit risk.

DEPOSITARY RECEIPTS. Depositary receipts are receipts for shares of a foreign-based corporation that entitle the holder to dividends and capital gains on the underlying security. Receipts include those issued by domestic banks (American Depositary Receipts), foreign banks (Global or European Depositary Receipts), and broker-dealers (depositary shares).

These instruments are subject to market risk and foreign investment risk.

DERIVATIVES. Derivatives are used to limit risk in the Portfolio or to enhance investment return, and have a return tied to a formula based upon an interest rate, index, price of a security, or other measurement. Derivatives include options, futures, forward contracts and related products.

Options are the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price.

Futures are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date.

Forward contracts are contracts to purchase or sell a specified amount of a financial instrument for an agreed upon price at a specified time.

Derivatives may be used to hedge against an opposite position that the Portfolio holds. Any loss generated by the derivatives should be offset by gains in the hedged investment. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains or result in losses or missed opportunities. In addition, derivatives that are used for hedging the Portfolio in specific securities may not fully offset the underlying positions. The counterparty to a derivatives contract also could default. Derivatives that involve leverage could magnify losses.

Derivatives may also be used to maintain the Portfolio's exposure to the market, manage cash flows or to attempt to increase income. Using derivatives for purposes other than hedging is speculative and involves greater risks. In many foreign countries, futures and options markets do not exist or are not sufficiently developed to be effectively used by a Portfolio that invests in foreign securities.

DOLLAR ROLL TRANSACTIONS.   Mortgage dollar rolls are transactions in which the
Portfolio sells securities for delivery in the current month and simultaneously contracts with the same counter-party to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date. During the roll period, the Portfolio loses the right to receive principal (including prepayments of principal) and interest paid on the securities sold. However, the Portfolio would benefit to the extent of any difference between the price received for the securities sold and the lower forward price for the future purchase (often referred to as the "drop") or fee income plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. Unless such benefits exceed the income, capital appreciation and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of the Portfolio compared with what such performance would have been without the use of mortgage dollar rolls. Accordingly, the benefits derived from the use of mortgage dollar rolls depend upon the Adviser's ability to manage mortgage prepayments. There is no assurance that mortgage dollar rolls can be successfully employed. All cash proceeds will be invested in instruments that are permissible investments for the Portfolio. The Portfolio will maintain until the settlement date the segregation, either on the records of the Adviser or with the Trust's custodian, of cash or other liquid securities in an amount equal to the forward purchase price.

FOREIGN CURRENCY TRANSACTIONS. Foreign currency transactions are entered into for the purpose of hedging against foreign exchange risk arising from the Portfolio's investment or anticipated investment in securities denominated in foreign currencies. The Portfolio also may enter into these contracts for purposes of increasing exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. Foreign currency transactions include the purchase of foreign currency on a spot (or cash) basis, contracts to purchase or sell foreign currencies at a future date (forward contracts), the purchase and sale of foreign currency futures contracts, and the purchase of exchange traded and over-the-counter call and put options on foreign currency futures contracts and on foreign currencies.

These hedging transactions do not eliminate fluctuations in the underlying prices of the securities which the Portfolio owns or intends to purchase or sell. They simply establish a rate of exchange which can be achieved at some future point in time.

Foreign currency exchange rates may fluctuate significantly over short periods of time. A forward foreign currency exchange contract reduces the Portfolio's exposure to changes in the value of the currency it will deliver and increases its exposure to changes in the value of the currency it will exchange into. Contracts to sell foreign currency will limit any potential gain which might be realized by the Portfolio if the value of the hedged currency increases. In the case of forward contracts entered into for the purpose of increasing return, the Portfolio may sustain losses which will reduce its gross income. Forward foreign currency exchange contracts also involve the risk that the party with which the Portfolio enters the contract may fail to perform its obligations to the Portfolio. The purchase and sale of foreign currency futures contracts and the purchase of call and put options on foreign currency futures contracts and on foreign currencies involve certain risks associated with derivatives.

FOREIGN EQUITY SECURITIES. Foreign equity securities are subject to foreign investment risk in addition to the risks applicable to domestic equity securities, such as market risk.

FORWARD COMMITMENTS, WHEN-ISSUED AND DELAYED DELIVERY SECURITIES. Forward commitments, when-issued and delayed delivery securities generally involve the purchase of a security with payment and delivery at some time in the future--I.E., beyond normal settlement. The Portfolio does not earn interest on such securities until settlement and bears the risk of market value fluctuations in between the purchase and settlement dates. New issues of stocks and bonds, private placements and U.S. Government securities may be sold in this manner.

HIGH QUALITY SHORT-TERM DEBT OBLIGATIONS, INCLUDING BANKERS' ACCEPTANCES, COMMERCIAL PAPER AND CERTIFICATES OF DEPOSIT ISSUED OR GUARANTEED BY BANK HOLDING COMPANIES IN THE U.S., THEIR SUBSIDIARIES AND FOREIGN BRANCHES OR OF THE WORLD BANK; VARIABLE AMOUNT MASTER DEMAND NOTES AND VARIABLE RATE NOTES ISSUED BY U.S. AND FOREIGN CORPORATIONS.

Commercial paper is a short-term debt obligation with a maturity ranging from one to 270 days issued by banks, corporations, and other borrowers to investors seeking to invest idle cash.

Variable amount master demand notes differ from ordinary commercial paper in that they are issued pursuant to a written agreement between the issuer and the holder, their amounts may be increased from time to time by the holder (subject to an agreed maximum) or decreased by the holder or the issuer, they are payable on demand, the rate of interest payable on them varies with an agreed formula and they are typically not rated by a rating agency. Transfer of such notes is usually restricted by the issuer, and there is no secondary trading market for them. Any variable amount master demand note purchased by the Portfolio will be regarded as an illiquid security.

These instruments are subject to credit risk, interest rate risk and foreign investment risk.

HIGH YIELD/HIGH RISK DEBT SECURITIES. High yield/high risk debt securities, or junk bonds, are securities that are rated "below investment grade" by the primary rating agencies (e.g., BB or lower by S&P and Ba or lower by Moody's) or are not rated, but are of equivalent quality. High yield debt securities range from those for which the prospect for repayment of principal and interest is predominantly speculative to those which are currently in default on principal or interest payments. You should understand that high yield securities are not generally meant for short-term investing.

A Portfolio with high yield debt securities may be more susceptible to credit risk and market risk than a Portfolio that invests only in higher quality debt securities because these lower-rated debt securities are less secure financially and more sensitive to downturns in the economy. When the Portfolio invests in high yield securities it generally seeks to receive a correspondingly higher return to compensate it for the additional credit risk and market risk it has assumed.

In addition, the secondary market for such securities may not be as liquid as that for more highly rated debt securities. As a result, the Portfolio's Adviser may find it more difficult to sell these securities or may have to sell them at lower prices.

HYBRID INSTRUMENTS. Hybrid instruments are a form of a derivative and combine the elements of futures contracts or options with those of debt, preferred equity or a depositary instrument. They are often indexed to the price of a commodity, particular currency, or a domestic or foreign debt or equity security index. Examples of hybrid instruments include debt instruments with interest or principal payments or redemption terms determined by reference to the value of a currency or commodity or securities index at a future point in time or preferred stock with dividend rates determined by reference to the value of a currency.

Hybrids may bear interest or pay dividends at below market (or even relatively nominal) rates. Under certain conditions, the redemption value of the instrument could be zero. Hybrids can have volatile prices and limited liquidity and their use by the Portfolio may not be successful.

INDEXED SECURITIES. The Portfolio may invest in indexed securities whose value is linked to foreign currencies, interest rates, commodities, indices or other financial indicators. Most indexed securities are short to intermediate term fixed income securities whose values at maturity (I.E., principal value) or interest rates rise or fall according to changes in the value of one or more specified underlying instruments. Indexed securities may be positively or negatively indexed (I.E., their principal value or interest rates may increase or decrease if the underlying instrument appreciates), and may have return characteristics similar to direct investments in the underlying instrument or to one or more options on the underlying instrument. Indexed securities may be more volatile than the underlying instrument itself and could involve the loss of all or a portion of the principal amount of, or interest on, the instrument.

INTEREST RATE TRANSACTIONS. Interest rate transactions are hedging transactions such as interest rate swaps and the purchase or sale of interest rate caps and floors. They are used by the Portfolio in an attempt to protect the value of its investments from interest rate fluctuations. Interest rate swaps involve the exchange by the Portfolio with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate floor. The Adviser to the Portfolio enters into these transactions on behalf of the Portfolio primarily to preserve a return or spread on a particular investment or portion of its portfolio or to protect against any increase in the price of securities the Portfolio anticipates purchasing at a later date. The Portfolio will not sell interest rate caps or floors that it does not own.

There is the risk that the Adviser may incorrectly predict the direction of interest rates resulting in losses to the Portfolio.

INVESTMENT GRADE DEBT SECURITIES. Investment grade debt securities are securities rated in one of the four highest rating categories by S&P, Moody's or other nationally recognized rating agency. These securities are subject to interest rate risk and credit risk. Securities rated in the fourth investment category by a nationally recognized rating agency (e.g., BBB by S&P and Baa by Moody's) may have speculative characteristics.

INVESTMENTS IN OTHER INVESTMENT COMPANIES, INCLUDING PASSIVE FOREIGN INVESTMENT COMPANIES. When the Portfolio invests in another investment company, it must bear the management and other fees of the investment company, in addition to its own expenses. As a result, the Portfolio may be exposed to duplicate expenses which could lower its value. Investments in passive foreign investment companies also are subject to foreign investment risk.

Passive foreign investment companies are any foreign corporations which generate certain amounts of passive income or hold certain amounts of assets for the production of passive income. Passive income includes dividends, royalties, rent, and annuities.

PREFERRED STOCKS. Preferred stocks are equity securities that generally pay dividends at a specified rate and have preference over common stock in the payment of dividends and liquidation. Preferred stock generally does not carry voting rights.

Preferred stocks are subject to market risk. In addition, because preferred stocks pay fixed dividends, an increase in interest rates may cause the price of a preferred stock to fall.


REAL ESTATE INVESTMENT TRUSTS. Real estate investment trusts ("REITs") are entities which invest in commercial and other real estate properties. Risks associated with investments in securities of companies in the real estate industry include: decline in the value of real estate; risks related to general and local economic conditions; overbuilding and increased competition; increases in property taxes and operating expenses; changes in zoning laws; casualty or condemnation losses; variations in rental income; changes in neighborhood values; the appeal of properties to tenants; and increases in interest rates. In addition, equity REITs may be affected by changes in the values of the underlying property owned by the trusts, while mortgage REITs may be affected by the quality of credit extended. REITs are dependent upon management skills, may not be diversified and are subject to the risks of financing projects. Such REITs are also subject to heavy cash flow dependency, defaults by borrowers, self liquidation and the possibility of failing to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended (the "Code"), and to maintain exemption from the 1940 Act. In the event an issuer of debt securities collateralized by real estate defaults, it is conceivable that the REITs could end up holding the underlying real estate. The Portfolio, as a shareholder of a REIT, bears a portion of the REIT's annual operating expenses.


REPURCHASE AGREEMENTS. Repurchase agreements involve the purchase of a security by the Portfolio and a simultaneous agreement by the seller (generally a bank or dealer) to repurchase the security from the Portfolio at a specified date or upon demand. This technique offers a method of earning income on idle cash.

Repurchase agreements involve credit risk, I.E., the risk that the seller will fail to repurchase the security, as agreed. In that case, the Portfolio will bear the risk of market value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security.

REVERSE REPURCHASE AGREEMENTS. Reverse repurchase agreements involve the sale of a security by the Portfolio to another party (generally a bank or dealer) in return for cash and an agreement by the Portfolio to buy the security back at a specified price and time.

Reverse repurchase agreements will be used primarily to provide cash to satisfy unusually high redemption requests or for other temporary or emergency purposes. Reverse repurchase agreements are considered a form of borrowing by the Portfolio and, therefore, are a form of leverage. Leverage may cause any gains or losses of the Portfolio to be magnified.

RIGHTS AND WARRANTS. Warrants basically are options to purchase equity securities at specific prices valid for a specific period of time. Their prices do not necessarily move parallel to the prices of the underlying securities. Rights are similar to warrants, but normally have a short duration and are distributed directly by the issuer to its shareholders. Rights and warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer. These investments carry the risk that they may be worthless to the Portfolio at the time it may exercise its rights, due to the fact that the underlying securities have a market value less than the exercise price. Warrants also include Low Exercise Price Call Warrants or other structured securities for the purpose of gaining exposure to stocks in difficult to access foreign local markets.

SECURITIES LOANS. For purposes of realizing additional income, the Portfolio may lend securities to broker-dealers or institutional investors approved by the Board of Trustees of the Trust. All securities loans will be made pursuant to agreement requiring the loans to be continuously secured by collateral in cash or high grade debt obligations at least equal at all times to the market value of the loaned securities. The borrower pays to the Portfolio an amount equal to any dividends or interest received on loaned securities. The Portfolio retains all or a portion of the interest received on investment of cash collected or receives a fee from the borrower.

The risk in lending portfolio securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral, or in the recovery of the securities or possible loss of rights in their collateral should the borrower fail financially.

U.S. GOVERNMENT SECURITIES. U.S. Government securities include direct obligations of the U.S. Government that are supported by its full faith and credit, like Treasury bills and GNMA certificates. Treasury bills have initial maturities of less than one year, Treasury notes have initial maturities of one to ten years and Treasury bonds may be issued with any maturity but generally have maturities of at least ten years. U.S. Government securities also include indirect obligations of the U.S. Government that are issued by federal agencies and government-sponsored entities, like bonds and notes issued by the Federal Home Loan Bank and Fannie Mae. Unlike Treasury securities, agency securities generally are not backed by the full faith and credit of the U.S. Government. Some agency securities are supported by the right of the issuer to borrow from the Treasury, others are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations and others are supported only by the credit of the sponsoring agency.

U.S. Government securities are subject to interest rate risk. Credit risk is remote.

DEFENSIVE INVESTMENTS


Under adverse market or economic conditions, the Portfolio could invest for temporary defensive purposes some or all of its assets in money market securities or utilize other investment strategies that may be inconsistent with the Portfolio's principal investment strategy. Temporary defensive instruments generally include U.S. government securities, bank time deposits denominated in the currency of any major nation, commercial paper and repurchase agreements. The Adviser may also invest in these types of securities or hold cash while looking for suitable investment oppor-tunities or to maintain liquidity. Although the Portfolio would employ these measures only in seeking to avoid losses, they could reduce the benefit from an upswing in the market or prevent the Portfolio from meeting its investment objective.


PORTFOLIO TURNOVER

The Portfolio's Adviser will sell a security when it believes it is appropriate to do so, regardless of how long the Portfolio has owned that security. Buying and selling securities generally involves some expense to the Portfolio, such as commissions paid to brokers and other transaction costs. Generally speaking, the higher the Portfolio's annual portfolio turnover rate, the greater its brokerage costs. Increased brokerage costs may adversely affect the Portfolio's performance. Annual turnover rate of 100% or more is considered high. The Portfolio generally intends to purchase securities for long-term investment and therefore will have a relatively low turnover rate.

DOWNGRADES IN FIXED INCOME DEBT SECURITIES

Unless required by applicable law, the Portfolio is not required to sell or dispose of any debt security that either loses its rating or has its rating reduced after the Portfolio purchases the security.

MANAGEMENT

The Trust's Board of Trustees is responsible for managing the business affairs of the Trust. The Trustees meet periodically to review the affairs of the Trust and to establish certain guidelines which the Manager and Adviser are expected to follow in implementing the investment policies and objectives of the Trust. The Trustees also review the management of the Portfolio's assets by the Adviser. Information about the Trustees and executive officers of the Trust is contained in the SAI.

THE MANAGER


Met Investors Advisory, LLC (the "Manager"), 5 Park Plaza, Suite 1900, Irvine, California 92614, has overall responsibility for the general management and administration of the Portfolio. The Manager selects and pays the fees of the Adviser for the Portfolio and monitors the Adviser's investment program. The Manager is an affiliate of MetLife.


As compensation for its services to the Portfolio, the Manager receives monthly compensation at an annual rate of a percentage of the average daily net assets of the Portfolio as follows: 0.750% of first $250 million of such assets plus 0.700% of such assets over $250 million up to $500 million plus 0.675% of such assets over $500 million up to $1 billion plus 0.650% of such assets over $1 billion up to $2 billion plus 0.600% of such assets over $2 billion.


A discussion regarding the basis of the decision of the Trust's Board of Trustees to approve the Management Agreement with the Manager and the investment advisory agreement with the Adviser is available in the Portfolio's annual report.


EXPENSE LIMITATION AGREEMENT


In the interest of limiting expenses of the Portfolio until April 30, 2009, the Manager has entered into an expense limitation agreement with the Trust ("Expense Limitation Agreement"). Pursuant to that Expense Limitation Agreement, the Manager has agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses of the Portfolio, other than interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, other extraordinary expenses not incurred in the ordinary course of the Portfolio's business and amounts payable pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act, are limited to 1.00% of daily net assets for Class A shares of the Portfolio.

The Portfolio may at a later date reimburse to the Manager the management fees waived or limited and other expenses assumed and paid by the Manager pursuant to the Expense Limitation Agreement provided the Portfolio has reached a sufficient asset size to permit such reimbursement to be made without causing the total annual expense ratio of the Portfolio to exceed the percentage limit stated above. Consequently, no reimbursement by the Portfolio will be made unless: (i) the Portfolio's total annual expense ratio is less than the respective percentages stated above; and (ii) the payment of such reimbursement has been approved by the Trust's Board of Trustees.

The total amount of reimbursement to which the Manager may be entitled will equal, at any time, the sum of (i) all investment management fees previously waived or reduced by the Manager and (ii) all other payments previously remitted by the Manager to the Portfolio during any of the previous five fiscal years, less any reimbursement that the Portfolio has previously paid to the Manager with respect to (a) such investment management fees previously waived or reduced and (b) such other payments previously remitted by the Manager to the Portfolio.

THE ADVISER

Under the terms of the agreement between the Adviser and the Manager, the Adviser will develop a plan for investing the assets of the Portfolio, select the assets to be purchased and sold by the Portfolio, select the broker-dealer or broker-dealers through which the Portfolio will buy and sell its assets, and negotiate the payment of commissions, if any, to those broker-dealers. The Adviser follows the investment policies set by the Manager and the Board of Trustees for the Portfolio. Day-to-day management of the investments in the Portfolio is the responsibility of the Adviser's portfolio managers. The portfolio managers of the Portfolio are indicated below following a brief description of the Adviser. The SAI provides additional information about each portfolio manager's compensation, other accounts managed and the person's ownership of securities in the Portfolio.

The Trust and the Manager have received an exemptive order from the Securities and Exchange Commission that permits the Manager, subject to certain conditions, and without the approval of shareholders to: (a) employ a new unaffiliated investment adviser for the Portfolio pursuant to the terms of a new investment advisory agreement, in each case either as a replacement for an existing Adviser or as an additional Adviser; (b) change the terms of any investment advisory agreement; and (c) continue the employment of an existing Adviser on the same advisory contract terms where a contract has been assigned because of a change in control of the Adviser. In such circumstances, shareholders would receive notice of such action, including the information concerning the new Adviser that normally is provided in a proxy statement.

The Manager pays the Adviser a fee based on the Portfolio's average daily net assets. The Portfolio is not responsible for the fees paid to the Adviser.

PIONEER INVESTMENT MANAGEMENT, INC., 60 State Street, Boston, Massachusetts 02109, is the Adviser to the Portfolio. Pioneer is an indirect, wholly owned subsidiary of UniCredito Italiano S.p.A., one of the largest banking groups in Italy. Pioneer provides investment management and financial services to mutual funds, institutional and other clients. As of December 31, 2007, assets under management were approximately $78.6 billion.


Day-to-day management of the Portfolio is the responsibility of JOHN A. CAREY, portfolio manager, and WALTER HUNNEWELL, JR., assistant portfolio manager. Messrs. Carey and Hunnewell are supported by Pioneer's domestic equity team. The team manages other Pioneer mutual funds investing primarily in U.S. equity securities. Mr. Carey and Mr. Hunnewell may draw upon the research and investment management expertise of the global research team, which provides fundamental research on companies and includes members from Pioneer's affiliate, Pioneer Investment Management Limited. Mr. Carey is director of portfolio management and an executive vice president of Pioneer. Mr. Carey joined Pioneer as an analyst in 1979. Mr. Hunnewell is a vice president of Pioneer. He joined Pioneer in August 2001 and has been an investment professional since 1985. Prior to joining Pioneer, Mr. Hunnewell was an independent investment manager and a fiduciary of private asset portfolios from 2000 to 2001.

YOUR INVESTMENT

SHAREHOLDER INFORMATION

The separate accounts of MetLife are the record owners of the Portfolio's shares. Any reference to the shareholder in this Prospectus technically refers to those separate accounts and not to you, the Contract owner. The legal rights of you, the Contract owner, are different from the legal rights of the record owner.

However, MetLife is required to solicit instructions from Contract owners when voting on shareholder issues. Any voting by MetLife as shareholder would therefore reflect the actual votes of Contract owners. Neither the Securities and Exchange Commission nor MetLife requires any specific minimum percentage of Contract owners to vote in order for MetLife to echo vote the remaining unvoted votes. MetLife seeks to obtain a reasonable level of turnout given the particular voting trend. MetLife may use various methods of encouraging Contract owners to vote, including additional solicitations. The practice of echo voting means that a minority of Contract owners may, in practice, determine whether an item passes or fails. Please see "Voting Rights" in the prospectus for the Contracts for more information on your voting rights.

DISCLOSURE OF PORTFOLIO HOLDINGS


Shares of the Trust are offered only to separate accounts of the Insurance Companies. The following information is generally made available on one or more of the Insurance Company websites (including www.metlifeinvestors.com): (i) the ten largest portfolio holdings of the Portfolio; (ii) unless the Adviser has objected, the percentage of the Portfolio's net assets that each of the portfolio holdings represents; and (iii) the percentage of the Portfolio's net assets that these holdings represent in the aggregate. Unless the Adviser has objected, this information is posted on the website as early as on or about the tenth business day following the calendar quarter and no later than on or about the first business day of the second month following the calendar quarter. The Trust may exclude any portion of these holdings from the posting when deemed in the best interest of the Trust. These postings generally remain until replaced by new postings as described above. For these purposes, the Portfolio's ten largest portfolio holdings are not considered to include swaps, futures, or forward currency transactions or transactions transmitted to the Trust's custodian after certain established cut-off times.


A description of the Portfolio's policies and procedures with respect to the disclosure of the Portfolio's portfolio securities is available in the SAI.

DIVIDENDS, DISTRIBUTIONS AND TAXES

DIVIDENDS AND DISTRIBUTIONS

The Portfolio intends to distribute substantially all of its net investment income, if any. The Portfolio distributes its dividends from its net investment income to MetLife's separate accounts at least once a year and not to you, the Contract owner. These distributions are in the form of additional shares and not cash. The result is that the Portfolio's investment performance, including the effect of dividends, is reflected in the cash value of the Contracts. Please see the Contract prospectus for more information.

All net realized long- or short-term capital gains of the Portfolio are also declared once a year and reinvested in the Portfolio.

TAXES

Please see the Contract prospectus for a discussion of the tax impact on you resulting from the income taxes the separate accounts owe as a result of their ownership of the Portfolio's shares and their receipt of dividends and capital gains.

The Portfolio expects to qualify and to continue to qualify as a regulated investment company under Subchapter M of the Code. As qualified, the Portfolio is not subject to federal income tax on that part of its taxable income that it distributes to you. Taxable income consists generally of net investment income, and any capital gains. It is the Portfolio's intention to distribute all such income and gains.

Shares of the Portfolio are currently offered only to the separate accounts of MetLife. Separate accounts are insurance company separate accounts that fund life insurance policies and annuity contracts. Under the Code, an insurance company pays no tax with respect to income of a qualifying separate account when the income is properly allocable to the value of eligible variable annuity or variable life insurance contracts. For a discussion of the taxation of life insurance companies and the separate accounts, as well as the tax treatment of the policies and annuity contracts and the holders thereof, see the discussion of federal income tax considerations included in the prospectus for the Contracts.

Section 817(h) of the Code and the regulations thereunder impose
"diversification" requirements on the assets underlying a Contract. The Portfolio intends to maintain diversification which will allow each Contract to satisfy these requirements. These requirements are in addition to the diversification requirements imposed on the Portfolio by Subchapter M and the

1940 Act. Technically, the section 817(h) requirements provide that, with limited exceptions, as of the end of each calendar quarter or within thirty days thereafter no more than 55% of the assets underlying a Contract may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments, and no more than 90% by any four investments. For this purpose, an investment in the Portfolio is treated not as a single investment but as an investment in each asset owned by the Portfolio, so long as shares of the Portfolio are owned only by separate accounts of insurance companies, by qualified pension and retirement plans, and by a limited class of other investors. The Portfolio is and will be so owned. Thus so long as the Portfolio meets the section 817(h) diversification tests, each Contract will also meet those tests. See the prospectus for the Contracts.

The foregoing is only a summary of some of the important federal income tax considerations generally affecting the Portfolio and you; see the SAI for a more detailed discussion. You are urged to consult your tax advisers.

REPORT TO POLICYHOLDERS

The fiscal year of the Portfolio ends on December 31 of each year. The Trust will send to you, at least semi-annually, reports which show the Portfolio's composition and other information. An annual report, with audited information, will be sent to you each year.

SALES AND PURCHASES OF SHARES

The Trust does not sell its shares directly to the public. The Trust continuously sells Class A shares of the Portfolio only to the separate accounts of MetLife to fund Contracts. The Trust could also offer shares to other separate accounts of other insurers if approved by the Board of Trustees.

PURCHASE AND REDEMPTION OF SHARES

MetLife Investors Distribution Company, located at 5 Park Plaza, Suite 1900, Irvine, California, 92614, is the principal underwriter and distributor of the Trust's shares. MetLife Investors Distribution Company places orders for the purchase or redemption of shares of the Portfolio based on, among other things, the amount of net Contract premiums or purchase payments transferred to the separate accounts, transfers to or from a separate account investment division and benefit payments to be effected on a given date pursuant to the terms of the Contract. Such orders are effected, without sales charge, at the net asset value per share for the Portfolio determined on that same date. The Trust reserves the right to reject or limit all or part of any purchase or exchange order for any reason.

The Portfolio is available as an investment option under a number of different variable insurance products, many of which do not limit the number of transfers among the available underlying funds. A large number of transfers could raise transaction costs for the Portfolio and could require the Adviser to maintain increased cash reserves, which could harm performance in rising markets.

Shares of the Portfolio are sold and redeemed at their net asset value without the imposition of any sales commission or redemption charge. Class A shares are not subject to a Rule 12b-1 fee. (However, certain sales or other charges may apply to the Contract, as described in the

Contract prospectus.) Under certain circumstances, redemption proceeds may be paid in securities or other property rather than in cash if the Manager determines it is in the best interests of the Trust.

MARKET TIMING

The Trust's Board of Trustees has adopted certain procedures, described below, to discourage certain types of trading in Portfolio shares that may be harmful to long-term investors, specifically (i) trading that is designed to exploit pricing inefficiencies and thereby dilute the returns of long-term investors; or (ii) frequent trading by an investor that generates sufficiently volatile cash flows to be disruptive to a portfolio manager's ability to manage the Portfolio's assets ((i) or (ii), "market timing"). The Trust is not intended for investment by market timers. The Trust does not knowingly accommodate market timing in the Portfolio and, to the Trust's knowledge, there are no arrangements currently in place that are designed to permit any contract owner to engage in market timing. As discussed above, the Trust reserves the right to reject or limit all or part of any purchase or exchange order for any reason.


The Trust requires that the insurance company separate accounts that invest in the Portfolios have in place policies and procedures reasonably designed to detect and deter market timing in the separate accounts by contract owners. In addition, the Manager monitors cashflows of certain Portfolios identified as presenting pricing inefficiencies that could potentially be exploited by market timers, and, with respect to each Portfolio, conducts certain tests to help detect cash outflows or cashflow volatility that may be disruptive to a portfolio manager's ability to manage the Portfolio. If, based on such monitoring, the Manager believes (i) that a Portfolio's cash flows may reflect a pattern of market timing or (ii) that a Portfolio's cash flows may reflect frequent trading that is disruptive to the management of the Portfolio and it is appropriate given the context of the cash flow volatility (e.g., type of Portfolio, amount of assets), the Manager will refer the matter to the appropriate insurance company or companies.

Further, in accordance with Rule 22c-2 under the 1940 Act, the Trust has contracted with insurance separate accounts to enable it to request and receive information regarding transactions in the shares of the Trust's Portfolios and limit transactions that violate the Trust's policies on market timing.


If the Trust finds that any insurance company has in place inadequate policies and procedures, with respect to a particular separate account, to detect and deter market timing in Portfolio shares and there is evidence of market timing in that separate account, the Trust or any of its Portfolios may be discontinued as an investment option of that separate account. In such an event, all contract owners of such separate account would no longer be able to make new investments in the Trust or any of its Portfolios. The Trust reserves the right to modify this policy, including any procedures established from time to time to effectuate this policy, at any time without notice.

LIMITATIONS ON THE TRUST'S ABILITY TO DETECT AND DETER MARKET TIMING

The Portfolio is available as an investment option under a number of different variable insurance products. Owners of these variable insurance products transfer value among sub-accounts of the insurance company separate accounts by contacting the insurance companies. The resulting purchases and redemptions of Portfolio shares are made through omnibus accounts of the insurance companies. The right of an owner of such a variable insurance product to transfer among sub-accounts is governed by a contract between the insurance company and such owner. Many of these contracts do not limit the number of transfers among the available underlying funds that a contract owner may make. The terms of these contracts, the presence of financial intermediaries (including the insurance companies) between the Trust and contract owners, the utilization of omnibus accounts by these intermediaries and other factors such as state insurance laws may limit the Trust's ability to detect and deter market timing. Multiple tiers of such financial intermediaries may further compound the Trust's difficulty in detecting and deterring such market timing activities.

RISKS ASSOCIATED WITH MARKET TIMING GENERALLY

While the Trust will try to detect and deter market timing by utilizing the procedures described above, these procedures may not be successful in identifying or deterring market timing. By realizing profits through short-term trading, contract owners that engage in market timing activities may dilute the value of shares held by long-term investors. Cashflow volatility resulting from frequent trading of Portfolio shares, especially involving large dollar amounts, may disrupt a portfolio manager's ability to manage the Portfolio's assets. Frequent trading may be disruptive if it makes it difficult for the Portfolio to implement its long-term investment strategies, for example by causing the Portfolio to maintain a higher level of its assets in cash to accommodate such frequent trading. Frequent trading may also be disruptive if it forces the Portfolio to sell portfolio securities at inopportune times to raise cash to accommodate such trading activity. In addition, frequent trading may cause the Portfolio to incur increased expenses. For example, as a result of such frequent trading, the Portfolio may be forced to liquidate investments and thereby incur increased brokerage costs. All of these factors may adversely affect Portfolio performance.

Associated with an investment in the Portfolio that itself invests in securities that are, for example, thinly traded, traded infrequently, or relatively less liquid is the risk that the current market price for the securities may not accurately reflect current market values. A market timer may seek to engage in strategies designed to take advantage of these pricing differences ("price arbitrage") and thereby dilute the returns of long-term investors. Portfolios that may be adversely affected by price arbitrage include those Portfolios that significantly invest in small cap equity securities and in certain fixed-income securities, such as high yield bonds.

A Portfolio that invests significantly in foreign securities may be particularly susceptible to strategies designed to exploit pricing inefficiencies. This is because foreign securities are typically traded on markets that close well before the time the Portfolio calculates its net asset value (typically at 4:00 p.m. Eastern Time), which gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities. The time zone differences among international stock markets can allow a market timer engaging in certain strategies to exploit differences in Portfolio share prices that are based on closing prices of foreign securities established some time before the Portfolio calculates its own share price (a type of price arbitrage referred to as "time zone arbitrage"). As discussed more fully below, the Trust has procedures, referred to as fair value pricing, that allow the Trust to adjust closing market prices of foreign securities to reflect what is believed to be the fair value of those securities at the time the Portfolio calculates its net asset value. While there is no assurance, the Portfolio expects that the use of fair value pricing will reduce a market timer's ability to engage in time zone arbitrage to the detriment of Portfolio shareholders.

VALUATION OF SHARES


The Portfolio's net asset value ("NAV") per share is ordinarily determined once daily, as of the close of the regular session of business on the New York Stock Exchange (NYSE) (usually at 4:00 p.m., Eastern Time), on each day the NYSE is open. To the extent that the Portfolio's assets are traded in other markets when the NYSE is closed, the value of the Portfolio's assets may be effected on days when the Trust is not open for business. In addition, trading in some of the Portfolio's assets may not occur when the Trust is open for business.

NAV of a Portfolio share is computed by dividing the value of the net assets of the Portfolio by the total number of shares outstanding in the Portfolio. Share prices for any transaction are those next calculated after receipt of an order.


Except for money market instruments maturing in 60 days or less and foreign securities as discussed below, securities held by the Portfolio are valued at market value. If market values are not readily available, or if available market quotations are not reliable, securities are priced at their fair value as determined by the Valuation Committee of the Trust's Board of Trustees using procedures approved by the Board of Trustees. The Portfolio may use fair value pricing if the value of a security has been materially affected by events occurring before the Portfolio's calculation of NAV but after the close of the primary markets on which the security is traded. The Portfolio may also use fair value pricing if reliable market quotations are unavailable due to infrequent trading or if trading in a particular security was halted during the day and did not resume prior to the Portfolio's calculation of NAV. The use of fair value pricing has the effect of valuing a security based upon the price the Portfolio might reasonably expect to receive if it sold that security but does not guarantee that the security can be sold at the fair value price. Further, because of the inherent uncertainty of fair valuation, a fair valuation price may differ significantly from the value that would have been used had a ready market for the investment existed, and these differences could be material. With respect to any portion of the Portfolio's assets that is invested in other open-end investment companies, that portion of the Portfolio's NAV is calculated based on the NAV of that investment company. The prospectus for the other investment company explains the circumstances and effects of fair value pricing for that investment company.

The Portfolio has retained a third party pricing service to automatically fair value each of its investments that is traded principally on a foreign exchange or market, subject to adjustment by the Trust's Valuation Committee. The Valuation Committee will regularly monitor and review the services provided by the pricing service to the Portfolio and periodically report to the Board on the pricing services' performance.

Money market instruments maturing in 60 days or less are valued on the amortized cost basis.

FINANCIAL HIGHLIGHTS


The following financial highlights table is intended to help you understand the Portfolio's Class A shares financial performance for the past 5 years. Certain information reflects financial results for a single Portfolio share. Total return in the table shows how much an investment in the Portfolio would have increased (or decreased) during each period (assuming reinvestment of all dividends and distributions). The information for the years ended December 31, 2007, December 31, 2006 and December 31, 2005 has been audited by Deloitte & Touche LLP. For the years 2003 and 2004, other independent accountants have audited this information. Deloitte & Touche LLP's report, along with the Portfolio's financial statements, is included in the Annual Report of the Portfolio, which is available upon request.


                                                        PIONEER FUND PORTFOLIO#


                                                          FOR THE YEARS ENDED DECEMBER 31,
                                                      ----------------------------------------
CLASS A                                               2007(A)  2006(A) 2005(A) 2004(A) 2003(A)
----------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                    $14.63 $12.75  $12.03  $10.92   $8.94
                                                      -------- ------  ------  ------  ------
INCOME FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                     0.15   0.13    0.13    0.11    0.15
NET REALIZED AND UNREALIZED GAINS                         0.58   1.89    0.59    1.11    1.98
                                                      -------- ------  ------  ------  ------
TOTAL FROM INVESTMENT OPERATIONS                          0.73   2.02    0.72    1.22    2.13
                                                      -------- ------  ------  ------  ------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                    (0.13) (0.14)      --  (0.11)  (0.15)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS               --     --      --      --      --
                                                      -------- ------  ------  ------  ------
TOTAL DISTRIBUTIONS                                     (0.13) (0.14)      --  (0.11)  (0.15)
                                                      -------- ------  ------  ------  ------
NET ASSET VALUE, END OF PERIOD                          $15.23 $14.63  $12.75  $12.03  $10.92
                                                      -------- ------  ------  ------  ------
TOTAL RETURN                                             5.01% 15.92%   5.99%  11.13%  23.78%
                                                      -------- ------  ------  ------  ------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                  $46.1  $43.7   $46.0   $33.0   $27.0
RATIOS TO AVERAGE NET ASSETS(1):

EXPENSES                                                 0.97%  1.09%   1.01%  0.99%*   1.12%
NET INVESTMENT INCOME                                    0.95%  0.98%   1.03%   0.98%   1.56%
PORTFOLIO TURNOVER RATE                                  18.2%  28.5%   16.0%   19.0%   98.0%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY MANAGER:                      0.99%(b)  1.22%   1.01%   1.12%   1.12%

--------------------------------------------------------------------------------
# On May 1, 2006, the Portfolio received, through a plan of reorganization, all of the assets and assumed the liabilities of the Pioneer Fund Portfolio, a series of The Travelers Series Trust, that followed the same investment objective as the Portfolio. The information for each of the periods prior to May 1, 2006 is that of the predecessor Pioneer Fund Portfolio.

*  The investment manager waived a portion of its management fee for the year.

(a) Net investment income per share was calculated using average shares outstanding.

(b) Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.

FOR MORE INFORMATION

If you would like more information about the Portfolio, the following documents are available to you free upon request:

ANNUAL/SEMI-ANNUAL REPORTS

Contain additional information about the Portfolio's performance. In the Portfolio's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION ("SAI")

Provides a fuller technical and legal description of the Portfolio's policies, investment restrictions, and business structure. The SAI is legally considered to be a part of this Prospectus.

IF YOU WOULD LIKE A COPY OF THE CURRENT VERSIONS OF THESE DOCUMENTS, OR OTHER INFORMATION ABOUT THE PORTFOLIO, CONTACT:

                          MET INVESTORS SERIES TRUST
                           5 PARK PLAZA, SUITE 1900
                           IRVINE, CALIFORNIA 92614

                                1-800-848-3854

Free copies of the SAI and Annual and Semi-Annual Reports are available at the following website: www.metlifeinvestors.com

Information about the Portfolio, including the Annual and Semi-annual Reports and SAI, may also be obtained from the Securities and Exchange Commission ("SEC"):

[_] IN PERSONReview and copy documents in the SEC's Public Reference Room in
             Washington, D.C. (for information call 202-551-8090).

[_] ON LINE  Retrieve information from the EDGAR database on the SEC's web site at: http://www.sec.gov.

[_] BY MAIL  Request documents, upon payment of a duplicating fee, by writing to SEC, Public Reference Section, Washington, D.C. 20549 or by e-mailing the SEC at publicinfo@sec.gov.

                             SEC FILE # 811-10183

                                 MET INVESTORS
                            S E R I E S   T R U S T



                      Pioneer Strategic Income Portfolio


                          Class A and Class E Shares


                                __PROSPECTUS__


                                APRIL 28, 2008




Like all securities, these securities have not been approved or disapproved by the
    Securities and Exchange Commission, nor has the Securities and Exchange
      Commission passed upon the accuracy or adequacy of this Prospectus.
           Any representation to the contrary is a criminal offense.

                           ____TABLE OF CONTENTS____


                                                         PAGE

               INTRODUCTION                               3
                  Understanding the Trust                 3
                  Understanding the Portfolio             3

               THE PORTFOLIO                              4

                 INVESTMENT SUMMARY                       4
                  Pioneer Strategic Income Portfolio      5

                 ADDITIONAL INVESTMENT STRATEGIES         12
                 MANAGEMENT                               20
                  The Manager                             20
                  The Adviser                             21
                  Distribution Plan                       22

               YOUR INVESTMENT                            22
                  Shareholder Information                 22
                  Dividends, Distributions and Taxes      23
                  Sales and Purchases of Shares           24

               FINANCIAL HIGHLIGHTS                       28

               FOR MORE INFORMATION                   Back Cover

INTRODUCTION

UNDERSTANDING THE TRUST


Met Investors Series Trust (the "Trust") is an open-end management investment company that offers a selection of fifty-two managed investment portfolios or mutual funds. Only one of these portfolios is offered through this Prospectus (the "Portfolio"). Please see the Investment Summary section of this Prospectus for specific information on the Portfolio.


  INVESTING THROUGH A VARIABLE INSURANCE CONTRACT


  Class A and Class E shares of the Portfolio are currently only sold to separate accounts of Metropolitan Life Insurance Company and certain of its affiliates (collectively, "MetLife" or the "Insurance Companies") to fund the benefits under certain individual flexible premium variable life insurance policies and individual and group variable annuity contracts (collectively, "Contracts"). As a Contract owner, your premium payments are allocated to the Portfolio in accordance with your Contract.

  A particular class of the Portfolio may not be available under the Contract you have chosen. The prospectus for the Contracts shows the classes available to you. Please read this Prospectus carefully. It provides information to assist you in your decision. If you would like additional information about the Portfolio, please request a copy of the Statement of Additional Information ("SAI"). For details about how to obtain a copy of the SAI and other reports and information, see the back cover of this Prospectus. The SAI is incorporated by reference into this Prospectus.


  The Portfolio's name and investment objective are very similar to a certain publicly available mutual fund that is managed by the same investment adviser. The Portfolio in this Prospectus is not that publicly available mutual fund and will not have the same performance. Different performance will result from such factors as different implementation of investment policies, different investment restrictions, different cash flows into and out of the Portfolio, different fees and expenses, and different asset sizes.

UNDERSTANDING THE PORTFOLIO

After this Introduction you will find an Investment Summary for the Portfolio. The Investment Summary presents important facts about the Portfolio, including information about its investment objective, principal investment strategy, primary risks, fees and expenses and past performance.


 PLEASE SEE THE CONTRACT PROSPECTUS FOR A DETAILED EXPLANATION OF YOUR CONTRACT.

                                 THE PORTFOLIO


 THE PORTFOLIO IN THIS PROSPECTUS IS A MUTUAL FUND: A POOLED INVESTMENT THAT IS PROFESSIONALLY MANAGED AND THAT GIVES YOU THE OPPORTUNITY TO PARTICIPATE IN FINANCIAL MARKETS. THE PORTFOLIO STRIVES TO REACH ITS STATED INVESTMENT OBJECTIVE, WHICH CAN BE CHANGED WITHOUT SHAREHOLDER APPROVAL. AS WITH ALL MUTUAL FUNDS, THERE IS NO GUARANTEE THAT THE PORTFOLIO WILL ACHIEVE ITS INVESTMENT OBJECTIVE.


 THE PORTFOLIO'S ADVISER MAY SELL A PORTFOLIO SECURITY WHEN THE VALUE OF THE INVESTMENT REACHES OR EXCEEDS ITS ESTIMATED FAIR VALUE, TO TAKE ADVANTAGE OF MORE ATTRACTIVE INVESTMENT OPPORTUNITIES, WHEN THE ISSUER'S INVESTMENT FUNDAMENTALS BEGIN TO DETERIORATE, WHEN THE PORTFOLIO MUST MEET REDEMPTIONS, OR FOR OTHER INVESTMENT REASONS.


INVESTMENT SUMMARY

The Portfolio summary discusses the following:

    INVESTMENT OBJECTIVE
    What is the Portfolio's investment goal?

    PRINCIPAL INVESTMENT STRATEGY
    How does the Portfolio attempt to achieve its investment goal? What types of investments does it contain? What style of investing and investment philosophy does it follow?

    PRIMARY RISKS
    What are the specific risks of investing in the Portfolio?

    PAST PERFORMANCE
    How well has the Portfolio performed over time?

    FEES AND EXPENSES
    What is the cost of investing in the Portfolio?

In addition to its principal investment strategy, the Portfolio may invest in various types of securities and engage in various investment techniques and practices which are not the principal focus of the Portfolio and therefore are not described in the Investment Summary section of the Prospectus. These other securities and investment techniques and practices in which the Portfolio may engage, together with their risks, are briefly discussed in "Additional Investment Strategies" in this Prospectus.

The SAI provides more detailed information regarding the various types of securities that the Portfolio may purchase and certain investment techniques and practices of its Adviser.

The Contracts may be sold by banks. AN INVESTMENT IN THE PORTFOLIO THROUGH A CONTRACT IS NOT A DEPOSIT OR OBLIGATION OF, OR GUARANTEED BY, ANY BANK, AND IS NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY OF THE U.S. GOVERNMENT.

                      PIONEER STRATEGIC INCOME PORTFOLIO

INVESTMENT OBJECTIVE:

A high level of current income.

PRINCIPAL INVESTMENT STRATEGY:

The Portfolio invests, under normal market conditions, at least 80% of its net assets in debt securities. The Portfolio has the flexibility to invest in a broad range of issuers and segments of the debt securities market. The Adviser allocates the Portfolio's investments among the following three segments of the debt markets:

  .  Below investment grade (high yield) securities of U.S. and non-U.S.
     issuers;

  .  Investment grade securities of U.S. issuers; and

  .  Investment grade securities of non-U.S. issuers.

The Adviser's allocations among these segments of the debt markets depend upon its outlook for economic, interest rate and political trends.

The Portfolio invests primarily in:

  . Debt securities issued or guaranteed by the U.S. government, its agencies or instrumentalities or non-U.S. governmental entities;

  . Debt securities of U.S. and non-U.S. corporate issuers, including convertible debt; and

  .  Mortgage-backed and asset-backed securities.

The Portfolio invests in securities with a broad range of maturities. Depending upon the Adviser's allocation among market segments, up to 70% of the Portfolio's total assets may be in debt securities ("junk bonds") rated below investment grade at the time of purchase or determined to be of equivalent quality by the Adviser. Up to 20% of the Portfolio's total assets may be invested in debt securities rated below CCC by Standard & Poors Corporation ("S&P") or the equivalent by another nationally recognized statistical rating organization or determined to be of equivalent credit quality by the Adviser.

Depending upon the Adviser's allocation among market segments, up to 85% of the Portfolio's total assets may be in debt securities of non-U.S. corporate and governmental issuers, including debt securities of corporate and governmental issuers in emerging markets. Non-U.S. investments include securities issued by non-U.S. governments, banks or corporations and certain supranational organizations, such as the World Bank and the European Union.

The Adviser considers both broad economic and issuer specific factors in selecting securities designed to achieve the Portfolio's investment objective. In assessing the appropriate maturity, rating, sector and country weightings of the Portfolio's securities, the Adviser considers a variety of factors that are expected to influence economic activity and interest rates. These factors include fundamental economic indicators, such as the rates of economic growth and inflation, Federal Reserve monetary policy and the relative value of the U.S. dollar compared to other currencies. Once the Adviser determines the preferable portfolio characteristics, the

Adviser selects individual securities based upon the terms of the securities (such as yield compared to U.S. Treasuries or comparable issues), liquidity and rating, sector and issuer diversification. The Adviser also employs due diligence and fundamental research to assess an issuer's credit quality, taking into account financial condition and profitability, future capital needs, potential for change in rating, industry outlook, the competitive environment and management ability. In making these portfolio decisions, the Adviser relies on the knowledge, experience and judgment of its staff who have access to a wide variety of research.

The Portfolio may also invest up to 20% of its net assets in all types of equity securities.

The Portfolio may invest up to 15% of its assets in credit default swaps.

PRIMARY RISKS:

The value of your investment in the Portfolio may be affected by one or more of the following risks, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate. Please note that there are many other circumstances that could adversely affect your investment and prevent the Portfolio from reaching its objective, which are not described here.


MARKET RISK. The Portfolio's share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including disappointing corporate earnings, adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or a company may deteriorate. In addition, an assessment by the Portfolio's Adviser of particular companies may prove incorrect, resulting in losses or poor performance by those holdings, even in a rising market. The Portfolio could also miss attractive investment opportunities if its Adviser underweights markets or industries where there are significant returns, and could lose value if the Adviser overweights markets or industries where there are significant declines.


INTEREST RATE RISK. The values of debt securities are subject to change when prevailing interest rates change. When interest rates go up, the value of debt securities and certain dividend paying stocks tends to fall. If your Portfolio invests a significant portion of its assets in debt securities or stocks purchased primarily for dividend income and interest rates rise, then the value of your investment may decline. Alternatively, when interest rates go down, the value of debt securities and certain dividend paying stocks may rise.

Interest rate risk will affect the price of a fixed income security more if the security has a longer maturity because changes in interest rates are increasingly difficult to predict over longer periods of time. Fixed income securities with longer maturities will therefore be more volatile than other fixed income securities with shorter maturities. Conversely, fixed income securities with shorter maturities will be less volatile but generally provide lower returns than fixed income securities with longer maturities. The average maturity and duration of the Portfolio's fixed income investments will affect the volatility of the Portfolio's share price.

CREDIT RISK. The value of debt securities is directly affected by an issuer's ability to pay principal and interest on time. If your Portfolio invests in debt securities, the value of your investment may be adversely affected when an issuer fails to pay an obligation on a timely basis. The Portfolio may also be subject to credit risk to the extent it engages in transactions, such as securities loans, repurchase agreements or certain derivatives, which involve a promise by a third party to honor an obligation to the Portfolio. Such third party may be unwilling or unable to honor its financial obligations.

HIGH YIELD DEBT SECURITY RISK. High yield debt securities, or junk bonds, are securities which are rated below "investment grade" or are not rated, but are of equivalent quality. High yield debt securities range from those for which the prospect for repayment of principal and interest is predominantly speculative to those which are currently in default on principal or interest payments. A Portfolio with high yield debt securities may be more susceptible to credit risk and market risk than a Portfolio that invests only in higher quality debt securities because these lower-rated debt securities are less secure financially and more sensitive to downturns in the economy. In addition, the secondary market for such securities may not be as liquid as that for more highly rated debt securities. As a result, the Portfolio's Adviser may find it more difficult to sell these securities or may have to sell them at lower prices.

You should understand that high yield securities are not generally meant for short-term investing. When the Portfolio invests in high yield securities it generally seeks to receive a correspondingly higher return to compensate it for the additional credit risk and market risk it has assumed.

FOREIGN INVESTMENT RISK. Investments in foreign securities involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject:

  . These risks may include the seizure by the government of company assets, excessive taxation, withholding taxes on dividends and interest, limitations on the use or transfer of portfolio assets, and political or social instability.

  . Enforcing legal rights may be difficult, costly and slow in foreign countries, and there may be special problems enforcing claims against foreign governments.

  . Foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there may be less public information about their operations.

  .  Foreign markets may be less liquid and more volatile than U.S. markets.

  . Foreign securities often trade in currencies other than the U.S. dollar, and the Portfolio may directly hold foreign currencies and purchase and sell foreign currencies. Changes in currency exchange rates will affect the Portfolio's net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of foreign securities. An increase in the strength of the U.S. dollar relative to these other currencies may cause the value of the Portfolio to decline. Certain foreign currencies may be particularly volatile, and foreign governments may intervene in the currency markets, causing a decline in value or liquidity of the Portfolio's foreign currency or securities holdings.

  . Costs of buying, selling and holding foreign securities, including brokerage, tax and custody costs, may be higher than those involved in domestic transactions.

In addition, investments in emerging markets include all of the risks of investments in foreign securities and are subject to severe price declines. The economic and political structures of developing nations, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity. Such countries may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners and economies based on only a few industries. For these reasons, all of the risks of investing in foreign securities are heightened by investing in emerging market countries. The markets of developing countries have been more volatile than the markets of developed countries with more mature economies. These markets often have provided significantly higher or lower rates of return than developed markets, and significantly greater risks, to investors.

MORTGAGE-RELATED AND NON-MORTGAGE ASSET-BACKED SECURITIES
RISKS. Mortgage-related securities may be issued or guaranteed by the U.S. Government, its agencies or instrumentalities or may be issued by private issuers and as such are not guaranteed by the U.S. Government, its agencies or instrumentalities. Like other debt securities, changes in interest rates generally affect the value of a mortgage-backed security. Additionally, some mortgage-backed securities may be structured so that they may be particularly sensitive to interest rates.

Investments in mortgage-related securities are also subject to special risks of prepayment. Prepayment risk occurs when the issuer of a security can prepay the principal prior to the security's maturity. Securities subject to prepayment risk, including the collateralized mortgage obligations and other mortgage-related securities that the Portfolio can buy, generally offer less potential for gains when prevailing interest rates decline, and have greater potential for loss when interest rates rise depending upon the coupon of the underlying securities. The impact of prepayments on the price of a security may be difficult to predict and may increase the volatility of the price. In addition, early repayment of mortgages underlying these securities may expose the Portfolio to a lower rate of return when it reinvests the principal. Further, the Portfolio may buy mortgage-related securities at a premium. Accelerated prepayments on those securities could cause the Portfolio to lose a portion of its principal investment represented by the premium the Portfolio paid.

If interest rates rise rapidly, prepayments may occur at slower rates than expected, which could have the effect of lengthening the expected maturity of a short- or medium-term security. That could cause its value to fluctuate more widely in response to changes in interest rates. In turn, this could cause the value of the Portfolio's shares to fluctuate more.

Non-mortgage asset-backed securities are not issued or guaranteed by the U.S. Government or its agencies or government-sponsored entities. In the event of a failure of these securities or of mortgage-related securities issued by private issuers to pay interest or repay principal, the assets backing these securities such as automobiles or credit card receivables may be insufficient to support the payments on the securities.

CREDIT DEFAULT SWAP RISK. The use of credit default transactions is a highly specialized activity that involves investment techniques and risks that are different from those associated with ordinary portfolio securities transactions. If the Adviser is incorrect in its forecasts of the interest rates, currency exchange rates or market values or its assessments of the credit risks, relevant to these transactions that it enters, the investment performance of the Portfolio may be less favorable than it would have been if the Portfolio had not entered into them.

Because these arrangements are bi-lateral agreements between the Portfolio and its counterparty, each party is exposed to the risk of default by the other. In addition, they may involve a small investment of cash compared to the risk assumed with the result that small changes may produce disproportionate and substantial gains or losses to the Portfolio. However, the Portfolio's obligations under swap agreements generally are collateralized by cash or government securities based on the amount by which the value of the payments that the Portfolio is required to pay exceed the value of the payments that its counterparty is required to make. The Portfolio segregates liquid assets equal to any difference between that excess and the amount of collateral that they are required to provide. Conversely, the Portfolio requires their counterparties to provide collateral on a comparable basis except in those instances in which the Adviser is satisfied with the claims paying ability of the counterparty without such collateral.

PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.


The performance shown below is the performance of the Portfolio's Class A shares, the Portfolio's only Class outstanding prior to April 28, 2008. Class E shares of the Portfolio are first being offered on April 28, 2008. The historical performance shown for the Portfolio's Class A shares is the performance of the Portfolio's predecessor funds managed by the Adviser using the same investment objective and strategy as the Portfolio. On July 1, 2005, substantially all of the assets of the Pioneer Strategic Income Portfolio of Travelers Series Fund, Inc. were transferred to the Pioneer Strategic Income Portfolio, a series of The Travelers Series Trust. The assets of the Pioneer Strategic Income Portfolio of The Travelers Series Trust were transferred to the Portfolio on May 1, 2006. The performance shown below for the Portfolio's Class A shares prior to May 1, 2006 is the historical performance of the Pioneer Strategic Income Portfolio of The Travelers Series Trust (from July 1, 2005 through December 31, 2005) and of the Pioneer Strategic Income Portfolio of Travelers Series Fund, Inc. (from January 1, 1996 through June 30, 2005).

 PORTFOLIO MANAGEMENT:


..  Pioneer Investment Management, Inc. see page 21

..  For financial highlights see page 28



The bar chart below shows you the performance of the Portfolio's Class A shares for the last ten calendar years and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart. Effective June 30, 2003, Pioneer Investment Management, Inc. became the Adviser to the Pioneer Strategic Income Portfolio of Travelers Series Fund, Inc. Information prior to that date is attributable to the Portfolio's former investment adviser.

           Year-by-Year Total Return as of 12/31 of Each Year

                               [CHART]

   98     99     00     01      02     03     04      05      06     07
 -----  -----  -----  ------  -----  -----  ------  ------  -----  ------
  0.67%  1.11% -0.37%  4.24%  5.88%  19.53%  10.94%  3.67%  6.30%   6.65%

               High Quarter:   2nd - 2003      +7.67%
               Low Quarter:    3rd - 1998      -3.34%


The table below compares the Portfolio's Class A shares' average annual compounded total returns for the 1-, 5- and 10-year periods through 12/31/07 with the Lehman Brothers U.S. Universal Index. The Lehman Brothers U.S. Universal Index is the union of the U.S. Aggregate Index, the U.S. High Yield Corporate Index, the 144A Index, the Eurodollar Index, the Emerging Markets Index, the non-ERISA portion of the CMBS Index, and the CMBS High Yield Index. Municipal debt, private placements and non-dollar-denominated issues are excluded. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.



Average Annual Total Return as of 12/31/07
-----------------------------------------
                     1 Year 5 Year 10 Year
-------------------- ------ ------ -------
Class A               6.65%  9.28%  5.72%
Lehman Brothers U.S.
 Universal Index      6.52%  5.00%  6.08%


FEES AND EXPENSES:


The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2007, as adjusted to assume that current contractual fees and expenses were in effect for all of 2007, and are expressed as a percentage of the Portfolio's average daily net assets. The amounts for the Class E shares of the Portfolio are based on the expenses of the Portfolio's Class A shares, as adjusted to include applicable 12b-1 fees. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE


Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)


                                          Class A Class E
---------------------------------------------------------
Management Fee                             0.60%   0.60%
---------------------------------------------------------
12b-1 Fees                                 None    0.15%
---------------------------------------------------------
Other Expenses                             0.09%   0.09%
---------------------------------------------------------
Total Annual Portfolio Operating Expenses  0.69%   0.84%
---------------------------------------------------------




EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.


The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.


EXAMPLE OF PORTFOLIO EXPENSES


         Class A  Class E
--------------------------
1 Year   $     71 $     86
--------------------------
3 Years  $    221 $    269
--------------------------
5 Years  $    385 $    468
--------------------------
10 Years $    861 $  1,040
--------------------------

ADDITIONAL INVESTMENT STRATEGIES

In addition to the principal investment strategies discussed in the Portfolio's Investment Summary, the Portfolio may at times invest a portion of its assets in the investment strategies and may engage in certain investment techniques as described below. The SAI provides a more detailed discussion of certain of these and other securities and indicates if the Portfolio is subject to any limitations with respect to a particular investment strategy. These strategies and techniques may involve risks. (PLEASE NOTE THAT SOME OF THESE STRATEGIES MAY BE A PRINCIPAL INVESTMENT STRATEGY FOR THE PORTFOLIO AND CONSEQUENTLY ARE ALSO DESCRIBED IN THE PORTFOLIO'S INVESTMENT SUMMARY.) The Portfolio is not limited by this discussion and may invest in other types of securities not precluded by the policies discussed elsewhere in this Prospectus.

BRADY BONDS. Brady Bonds are collateralized or uncollateralized fixed income securities created through the exchange of existing commercial bank loans to public and private entities in certain emerging markets for new bonds in connection with debt restructurings. Brady Bonds have been issued only in the last decade and, accordingly do not have a long payment history. These securities are subject to credit risk and interest rate risk.

COLLATERALIZED MORTGAGE OBLIGATIONS (CMOS). CMOs are fixed income securities secured by mortgage loans and other mortgage-backed securities and are generally considered to be derivatives. CMOs may be issued or guaranteed by the U.S. Government or its agencies or instrumentalities or collateralized by a portfolio of mortgages or mortgage-related securities guaranteed by such an agency or instrumentality or may be non-U.S. Government guaranteed.

CMOs carry general fixed income securities risks, such as credit risk and interest rate risk, and risks associated with mortgage-backed securities, including prepayment risk, which is the risk that the underlying mortgages or other debt may be refinanced or paid off prior to their maturities during periods of declining interest rates. In that case, the Adviser may have to reinvest the proceeds from the securities at a lower rate. Potential market gains on a security subject to prepayment risk may be more limited than potential market gains on a comparable security that is not subject to prepayment risk.

CONVERTIBLE SECURITIES. Convertible securities are preferred stocks or bonds that pay a fixed dividend or interest payment and are convertible into common stock at a specified price or conversion ratio.

Traditionally, convertible securities have paid dividends or interest rates higher than common stocks but lower than nonconvertible securities. They generally participate in the appreciation or depreciation of the underlying stock into which they are convertible, but to a lesser degree. These securities are also subject to market risk, interest rate risk and credit risk.

DEPOSITARY RECEIPTS. Depositary receipts are receipts for shares of a foreign-based corporation that entitle the holder to dividends and capital gains on the underlying security. Receipts include those issued by domestic banks (American Depositary Receipts), foreign banks (Global or European Depositary Receipts), and broker-dealers (depositary shares).

These instruments are subject to market risk and foreign investment risk.

DERIVATIVES. Derivatives are used to limit risk in the Portfolio or to enhance investment return, and have a return tied to a formula based upon an interest rate, index, price of a security, or other measurement. Derivatives include options, futures, forward contracts and related products.

Options are the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price.

Futures are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date.

Forward contracts are contracts to purchase or sell a specified amount of a financial instrument for an agreed upon price at a specified time.

Derivatives may be used to hedge against an opposite position that the Portfolio holds. Any loss generated by the derivatives should be offset by gains in the hedged investment. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains or result in losses or missed opportunities. In addition, derivatives that are used for hedging the Portfolio in specific securities may not fully offset the underlying positions. The counterparty to a derivatives contract also could default. Derivatives that involve leverage could magnify losses.

Derivatives may also be used to maintain the Portfolio's exposure to the market, manage cash flows or to attempt to increase income. Using derivatives for purposes other than hedging is speculative and involves greater risks. In many foreign countries, futures and options markets do not exist or are not sufficiently developed to be effectively used by a Portfolio that invests in foreign securities.

DIRECT PARTICIPATION IN CORPORATE LOANS. By purchasing a loan, the Portfolio acquires some or all of the interest of a bank or other lending institution in a loan to a corporate borrower. Many such loans are secured, and most impose restrictive covenants which must be met by the borrower. These loans are made generally to finance internal growth, mergers, acquisitions, stock repurchases, leveraged buy-outs and other corporate activities. Such loans may be in default at the time of purchase. The Portfolio may also purchase trade or other claims against companies, which generally represent money owed by the company to a supplier of goods or services. These claims may also be purchased at a time when the company is in default. Certain of the loans acquired by the Portfolio may involve revolving credit facilities or other standby financing commitments which obligate the Portfolio to pay additional cash on a certain date or on demand.

The highly leveraged nature of many such loans may make such loans especially vulnerable to adverse changes in economic or market conditions. Loans and other direct investments may not be in the form of securities or may be subject to restrictions on transfer, and only limited opportunities may exist to resell such instruments. As a result, the Portfolio may be unable to sell such investments at an opportune time or may have to resell them at less than fair market value.

DOLLAR ROLL TRANSACTIONS.   Mortgage dollar rolls are transactions in which the
Portfolio sells securities for delivery in the current month and simultaneously contracts with the same counter-party to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date. During the roll period, the Portfolio loses the right to receive principal (including prepayments of principal) and interest paid on the securities sold. However, the Portfolio would benefit to the extent of any difference between the price received for the securities sold and the lower forward price for the future purchase (often referred to as the "drop") or fee income plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. Unless such benefits exceed the income, capital appreciation and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of the Portfolio compared with what such performance would have been without the use of mortgage dollar rolls. Accordingly, the benefits derived from the use of mortgage dollar rolls depend upon the Adviser's ability to manage mortgage prepayments. There is no assurance that mortgage dollar rolls can be successfully employed. All cash proceeds will be invested in instruments that are permissible investments for the Portfolio. The Portfolio will maintain until the settlement date the segregation, either on the records of the Adviser or with the Trust's custodian, of cash or other liquid securities in an amount equal to the forward purchase price.

FOREIGN CURRENCY TRANSACTIONS. Foreign currency transactions are entered into for the purpose of hedging against foreign exchange risk arising from the Portfolio's investment or anticipated investment in securities denominated in foreign currencies. The Portfolio also may enter into these contracts for purposes of increasing exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. Foreign currency transactions include the purchase of foreign currency on a spot (or cash) basis, contracts to purchase or sell foreign currencies at a future date (forward contracts), the purchase and sale of foreign currency futures contracts, and the purchase of exchange traded and over-the-counter call and put options on foreign currency futures contracts and on foreign currencies.

These hedging transactions do not eliminate fluctuations in the underlying prices of the securities which the Portfolio owns or intends to purchase or sell. They simply establish a rate of exchange which can be achieved at some future point in time.

Foreign currency exchange rates may fluctuate significantly over short periods of time. A forward foreign currency exchange contract reduces the Portfolio's exposure to changes in the value of the currency it will deliver and increases its exposure to changes in the value of the currency it will exchange into. Contracts to sell foreign currency will limit any potential gain which might be realized by the Portfolio if the value of the hedged currency increases. In the case of forward contracts entered into for the purpose of increasing return, the Portfolio may sustain losses which will reduce its gross income. Forward foreign currency exchange contracts also involve the risk that the party with which the Portfolio enters the contract may fail to perform its obligations to the Portfolio. The purchase and sale of foreign currency futures contracts and the purchase of call and put options on foreign currency futures contracts and on foreign currencies involve certain risks associated with derivatives.

FOREIGN DEBT SECURITIES. Foreign debt securities are issued by foreign corporations and governments. They may include Eurodollar obligations and Yankee bonds.

Foreign debt securities are subject to foreign investment risk, credit risk and interest rate risk. Securities in developing countries are also subject to the additional risks associated with emerging markets.

FORWARD COMMITMENTS, WHEN-ISSUED AND DELAYED DELIVERY SECURITIES. Forward commitments, when-issued and delayed delivery securities generally involve the purchase of a security with payment and delivery at some time in the future--I.E., beyond normal settlement. The Portfolio does not earn interest on such securities until settlement and bears the risk of market value fluctuations in between the purchase and settlement dates. New issues of stocks and bonds, private placements and U.S. Government securities may be sold in this manner.

HIGH QUALITY SHORT-TERM DEBT OBLIGATIONS, INCLUDING BANKERS' ACCEPTANCES, COMMERCIAL PAPER AND CERTIFICATES OF DEPOSIT ISSUED OR GUARANTEED BY BANK HOLDING COMPANIES IN THE U.S., THEIR SUBSIDIARIES AND FOREIGN BRANCHES OR OF THE WORLD BANK; VARIABLE AMOUNT MASTER DEMAND NOTES AND VARIABLE RATE NOTES ISSUED BY U.S. AND FOREIGN CORPORATIONS.

Commercial paper is a short-term debt obligation with a maturity ranging from one to 270 days issued by banks, corporations, and other borrowers to investors seeking to invest idle cash.

Variable amount master demand notes differ from ordinary commercial paper in that they are issued pursuant to a written agreement between the issuer and the holder, their amounts may be increased from time to time by the holder (subject to an agreed maximum) or decreased by the holder or the issuer, they are payable on demand, the rate of interest payable on them varies with an agreed formula and they are typically not rated by a rating agency. Transfer of such notes is usually restricted by the issuer, and there is no secondary trading market for them. Any variable amount master demand note purchased by the Portfolio will be regarded as an illiquid security.

These instruments are subject to credit risk, interest rate risk and foreign investment risk.

HIGH YIELD/HIGH RISK DEBT SECURITIES. High yield/high risk debt securities are securities that are rated below investment grade by the primary rating agencies (e.g., BB or lower by S&P and Ba or lower by Moody's). Other terms commonly used to describe such securities include "lower rated bonds," "noninvestment grade bonds," and "junk bonds."

High yield/high risk debt securities are subject to high yield debt security risk as described in "Primary Risks" above.

HYBRID INSTRUMENTS. Hybrid instruments are a form of a derivative and combine the elements of futures contracts or options with those of debt, preferred equity or a depositary instrument. They are often indexed to the price of a commodity, particular currency, or a domestic or foreign debt or equity security index. Examples of hybrid instruments include debt instruments with interest or principal payments or redemption terms determined by reference to the value of a currency or commodity or securities index at a future point in time or preferred stock with dividend rates determined by reference to the value of a currency.

Hybrids may bear interest or pay dividends at below market (or even relatively nominal) rates. Under certain conditions, the redemption value of the instrument could be zero. Hybrids can have volatile prices and limited liquidity and their use by the Portfolio may not be successful.

ILLIQUID AND RESTRICTED SECURITIES. The Portfolio may invest a portion of its assets in restricted and illiquid securities, which are investments that the Portfolio cannot easily resell within seven days at current value or that have contractual or legal restriction on resale. Restricted securities include those which are not registered under the Securities Act of 1933, as amended (the "1933 Act"), and are purchased directly from the issuer or in the secondary market (private placements).

If the Portfolio buys restricted or illiquid securities it may be unable to quickly resell them or may be able to sell them only at a price below current value or could have difficulty valuing these holdings precisely.

In recent years, however, a large institutional market has developed for certain securities that are not registered under the 1933 Act, including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

INDEXED SECURITIES. The Portfolio may invest in indexed securities whose value is linked to foreign currencies, interest rates, commodities, indices or other financial indicators. Most indexed securities are short to intermediate term fixed income securities whose values at maturity (I.E., principal value) or interest rates rise or fall according to changes in the value of one or more specified underlying instruments. Indexed securities may be positively or negatively indexed (I.E., their principal value or interest rates may increase or decrease if the underlying instrument appreciates), and may have return characteristics similar to direct investments in the underlying instrument or to one or more options on the underlying instrument. Indexed securities may be more volatile than the underlying instrument itself and could involve the loss of all or a portion of the principal amount of, or interest on, the instrument.

INTEREST RATE TRANSACTIONS. Interest rate transactions are hedging transactions such as interest rate swaps and the purchase or sale of interest rate caps and floors. They are used by the Portfolio in an attempt to protect the value of its investments from interest rate fluctuations. Interest rate swaps involve the exchange by the Portfolio with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate floor. The Adviser to the Portfolio enters into these transactions on behalf of the Portfolio primarily to preserve a return or spread on a particular investment or portion of its portfolio or to protect against any increase in the price of securities the Portfolio anticipates purchasing at a later date. The Portfolio will not sell interest rate caps or floors that it does not own.

There is the risk that the Adviser may incorrectly predict the direction of interest rates resulting in losses to the Portfolio.

INVESTMENT GRADE DEBT SECURITIES. Investment grade debt securities are securities rated in one of the four highest rating categories by S&P, Moody's or other nationally recognized rating agency. These securities are subject to interest rate risk and credit risk. Securities rated in the fourth investment category by a nationally recognized rating agency (e.g., BBB by S&P and Baa by Moody's) may have speculative characteristics.

INVESTMENTS IN OTHER INVESTMENT COMPANIES, INCLUDING PASSIVE FOREIGN INVESTMENT COMPANIES. When the Portfolio invests in another investment company, it must bear the management and other fees of the investment company, in addition to its own expenses. As a result, the Portfolio may be exposed to duplicate expenses which could lower its value. Investments in passive foreign investment companies also are subject to foreign investment risk.

Passive foreign investment companies are any foreign corporations which generate certain amounts of passive income or hold certain amounts of assets for the production of passive income. Passive income includes dividends, royalties, rent, and annuities.

MORTGAGE-BACKED SECURITIES, INCLUDING GNMA CERTIFICATES, MORTGAGE-BACKED BONDS AND STRIPPED MORTGAGE-BACKED SECURITIES. Mortgage-backed securities include securities backed by Ginnie Mae and Fannie Mae as well as by private issuers. These securities represent collections (pools) of commercial and residential mortgages. These securities are generally pass-through securities, which means that principal and interest payments on the underlying securities (less servicing fees) are passed through to shareholders on a pro rata basis.

These securities carry general fixed income security risks, such as credit risk and interest rate risk, as well as prepayment risk.

MUNICIPAL SECURITIES. Municipal securities are debt obligations issued by local, state and regional governments that provide interest income that is exempt from federal income tax. These securities are subject to interest rate risk and credit risk.

NON-MORTGAGE ASSET-BACKED SECURITIES. Non-mortgage asset-backed securities include equipment trust certificates and interests in pools of receivables, such as motor vehicle installment purchase obligations and credit card receivables. Such securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in the underlying pools of assets. This means that principal and interest payments on the underlying securities (less servicing fees) are passed through to shareholders on a pro rata basis.

The value of some asset-backed securities may be particularly sensitive to changes in prevailing interest rates, and like other fixed income investments, the ability of the Portfolio to successfully use these instruments may depend in part upon the ability of the Adviser to forecast interest rates and other economic factors correctly.

PIK (PAY-IN-KIND) DEBT SECURITIES AND ZERO-COUPON BONDS. PIK debt securities are debt obligations which provide that the issuer may, at its option, pay interest on such bonds in cash or in the form of additional debt obligations. Such investments benefit the issuer by mitigating its need for cash to meet debt service, but also require a higher rate of return to attract investors who are willing to defer receipt of such cash.

Zero-coupon bonds are bonds that provide for no current interest payment and are sold at a discount. These investments pay no interest in cash to its holder during its life and usually trade at a deep discount from their face or par value. These investments may experience greater volatility in market value due to changes in interest rates than debt obligations which make regular payments of interest. The Portfolio will accrue income on such investments for tax accounting purposes, as required, which is distributable to shareholders and which, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities to satisfy the Portfolio's distribution obligations.

These securities are subject to credit risk and interest rate risk.

PREFERRED STOCKS. Preferred stocks are equity securities that generally pay dividends at a specified rate and have preference over common stock in the payment of dividends and liquidation. Preferred stock generally does not carry voting rights.

Preferred stocks are subject to market risk. In addition, because preferred stocks pay fixed dividends, an increase in interest rates may cause the price of a preferred stock to fall.


REAL ESTATE INVESTMENT TRUSTS. Real estate investment trusts ("REITs") are entities which invest in commercial and other real estate properties. Risks associated with investments in securities of companies in the real estate industry include: decline in the value of real estate; risks related to general and local economic conditions; overbuilding and increased competition; increases in property taxes and operating expenses; changes in zoning laws; casualty or condemnation losses; variations in rental income; changes in neighborhood values; the appeal of properties to tenants; and increases in interest rates. In addition, equity REITs may be affected by changes in the values of the underlying property owned by the trusts, while mortgage REITs may be affected by the quality of credit extended. REITs are dependent upon management skills, may not be diversified and are subject to the risks of financing projects. Such REITs are also subject to heavy cash flow dependency, defaults by borrowers, self liquidation and the possibility of failing to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended (the "Code"), and to maintain exemption from the 1940 Act. In the event an issuer of debt securities collateralized by real estate defaults, it is conceivable that the REITs could end up holding the underlying real estate. The Portfolio, as a shareholder of a REIT, bears a portion of the REIT's annual operating expenses.


REPURCHASE AGREEMENTS. Repurchase agreements involve the purchase of a security by the Portfolio and a simultaneous agreement by the seller (generally a bank or dealer) to repurchase the security from the Portfolio at a specified date or upon demand. This technique offers a method of earning income on idle cash.

Repurchase agreements involve credit risk, i.e., the risk that the seller will fail to repurchase the security, as agreed. In that case, the Portfolio will bear the risk of market value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security.

RIGHTS AND WARRANTS. Warrants basically are options to purchase equity securities at specific prices valid for a specific period of time. Their prices do not necessarily move parallel to the prices of the underlying securities. Rights are similar to warrants, but normally have a short duration and are distributed directly by the issuer to its shareholders. Rights and warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer. These investments carry the risk that they may be worthless to the Portfolio at the time it may exercise its rights, due to the fact that the underlying securities have a market value less than the exercise price. Warrants also include Low Exercise Price Call Warrants or other structured securities for the purpose of gaining exposure to stocks in difficult to access foreign local markets.

SECURITIES LOANS. For purposes of realizing additional income, the Portfolio may lend securities to broker-dealers or institutional investors approved by the Board of Trustees of the Trust. All securities loans will be made pursuant to agreement requiring the loans to be continuously secured by collateral in cash or high grade debt obligations at least equal at all times to the market value of the loaned securities. The borrower pays to the Portfolio an amount equal to any dividends or interest received on loaned securities. The Portfolio retains all or a portion of the interest received on investment of cash collected or receives a fee from the borrower.

The risk in lending portfolio securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral, or in the recovery of the securities or possible loss of rights in their collateral should the borrower fail financially.

STRUCTURED NOTES. A form of hybrid investment, structured notes are derivatives on which the amount of principal repayment and/or interest payments is based upon the movement of one or more factors. Structured notes are interests in entities organized and operated for the purpose of restructuring the investment characteristics of debt obligations. Structured notes are typically sold in private placement transactions, and there currently is no active trading market for structured notes.

Structured notes are also subject to credit risk and interest rate risk and can have volatile prices.

U.S. GOVERNMENT SECURITIES. U.S. Government securities include direct obligations of the U.S. Government that are supported by its full faith and credit, like Treasury bills and GNMA certificates. Treasury bills have initial maturities of less than one year, Treasury notes have initial maturities of one to ten years and Treasury bonds may be issued with any maturity but generally have maturities of at least ten years. U.S. Government securities also include indirect obligations of the U.S. Government that are issued by federal agencies and government-sponsored entities, like bonds and notes issued by the Federal Home Loan Bank and Fannie Mae. Unlike Treasury securities, agency securities generally are not backed by the full faith and credit of the U.S. Government. Some agency securities are supported by the right of the issuer to borrow from the Treasury, others are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations and others are supported only by the credit of the sponsoring agency.

U.S. Government securities are subject to interest rate risk. Credit risk is remote.

DEFENSIVE INVESTMENTS


Under adverse market or economic conditions, the Portfolio could invest for temporary defensive purposes some or all of its assets in money market securities or utilize other investment strategies that may be inconsistent with the Portfolio's principal investment strategy. Temporary defensive instruments generally include U.S. government securities, bank time deposits denominated in the currency of any major nation, commercial paper and repurchase agreements. The Adviser may also invest in these types of securities or hold cash while looking for suitable investment opportunities or to maintain liquidity. Although the Portfolio would employ these measures only in seeking to avoid losses, they could reduce the benefit from an upswing in the market or prevent the Portfolio from meeting its investment objective.


PORTFOLIO TURNOVER

The Portfolio's Adviser will sell a security when it believes it is appropriate to do so, regardless of how long the Portfolio has owned that security. Buying and selling securities generally involves some expense to the Portfolio, such as commissions paid to brokers and other transaction costs. Generally speaking, the higher the Portfolio's annual portfolio turnover rate, the greater its brokerage costs. Increased brokerage costs may adversely affect the Portfolio's performance. Annual turnover rate of 100% or more is considered high. The Portfolio generally intends to purchase securities for long-term investment and therefore will have a relatively low turnover rate.

DOWNGRADES IN FIXED INCOME DEBT SECURITIES

Unless required by applicable law, the Portfolio is not required to sell or dispose of any debt security that either loses its rating or has its rating reduced after the Portfolio purchases the security.

MANAGEMENT

The Trust's Board of Trustees is responsible for managing the business affairs of the Trust. The Trustees meet periodically to review the affairs of the Trust and to establish certain guidelines which the Manager and Adviser are expected to follow in implementing the investment policies and objectives of the Trust. The Trustees also review the management of the Portfolio's assets by the Adviser. Information about the Trustees and executive officers of the Trust is contained in the SAI.

THE MANAGER


Met Investors Advisory, LLC (the "Manager"), 5 Park Plaza, Suite 1900, Irvine, California 92614, has overall responsibility for the general management and administration of the Portfolio. The Manager selects and pays the fees of the Adviser for the Portfolio and monitors the Adviser's investment program. The Manager is an affiliate of MetLife.

As compensation for its services to the Portfolio, the Manager receives monthly compensation at an annual rate of a percentage of the average daily net assets of the Portfolio as follows: 0.60% of first $500 million of such assets plus 0.55% of such assets over $500 million up to $1.0 billion plus 0.53% of such assets over $1.0 billion.

A discussion regarding the basis of the decision of the Trust's Board of Trustees to approve the Management Agreement with the Manager and the investment advisory agreement with the Adviser is available in the Portfolio's annual report.


THE ADVISER


Under the terms of the agreement between the Adviser and the Manager, the Adviser will develop a plan for investing the assets of the Portfolio, select the assets to be purchased and sold by the Portfolio, select the broker-dealer or broker-dealers through which the Portfolio will buy and sell its assets, and negotiate the payment of commissions, if any, to those broker-dealers. The Adviser follows the investment policies set by the Manager and the Board of Trustees for the Portfolio. Day-to-day management of the investments in the Portfolio is the responsibility of the Adviser's portfolio manager. The portfolio manager of the Portfolio is indicated below following a brief description of the Adviser. The SAI provides additional information about the portfolio manager's compensation, other accounts managed and the person's ownership of securities in the Portfolio.


The Trust and the Manager have received an exemptive order from the Securities and Exchange Commission that permits the Manager, subject to certain conditions, and without the approval of shareholders to: (a) employ a new unaffiliated investment adviser for the Portfolio pursuant to the terms of a new investment advisory agreement, in each case either as a replacement for an existing Adviser or as an additional Adviser; (b) change the terms of any investment advisory agreement; and (c) continue the employment of an existing Adviser on the same advisory contract terms where a contract has been assigned because of a change in control of the Adviser. In such circumstances, shareholders would receive notice of such action, including the information concerning the new Adviser that normally is provided in a proxy statement.

The Manager pays the Adviser a fee based on the Portfolio's average daily net assets. The Portfolio is not responsible for the fees paid to the Adviser.


PIONEER INVESTMENT MANAGEMENT, INC., 60 State Street, Boston, Massachusetts 02109, is the Adviser to the Portfolio. Pioneer is an indirect, wholly owned subsidiary of UniCredito Italiano S.p.A., one of the largest banking groups in Italy. Pioneer provides investment management and financial services to mutual funds, institutional and other clients. As of December 31, 2007, assets under management were approximately $78.6 billion.


Day-to-day management of the Portfolio is the responsibility of KENNETH J. TAUBES. Mr. Taubes is supported by the fixed income team. Members of this team manage other Pioneer funds investing primarily in fixed income securities. The portfolio manager and the team also may draw upon the research and investment management expertise of the global research team, which provides fundamental research on companies and includes members from Pioneer's affiliate, Pioneer Investment Management Limited. Mr. Taubes is responsible for overseeing the U.S. and global fixed income teams. He joined Pioneer as a senior vice president in September 1998 and has been an investment professional since 1982.

DISTRIBUTION PLAN

The Portfolio has adopted for its Class E shares a plan pursuant to Rule 12b-1 under the 1940 Act (the "Plan") and pursuant to the Plan, entered into a Distribution Agreement with MetLife Investors Distribution Company, located at 5 Park Plaza, Suite 1900, Irvine, California, 92614. MetLife Investors Distribution Company is an affiliate of the Manager, and serves as principal underwriter for the Trust. The Plan permits the use of Trust assets to help finance the distribution of the shares of the Portfolio. Under the Plan, the Trust, on behalf of the Portfolio, is permitted to pay to various service providers up to 0.25% for Class E of the average daily net assets of the Portfolio allocated to Class E shares as payment for services rendered in connection with the distribution of the shares of the Portfolio. Currently, payments with respect to Class E shares are limited to 0.15% of average net assets, which amount may be increased to the full Plan amount by the Trustees of the Trust without shareholder approval. Because these fees are paid out of Trust assets on an on-going basis, over time these costs will increase the cost of your investment and may cost you more than other types of sales charges.


YOUR INVESTMENT

SHAREHOLDER INFORMATION

The separate accounts of MetLife are the record owners of the Portfolio's shares. Any reference to the shareholder in this Prospectus technically refers to those separate accounts and not to you, the Contract owner. The legal rights of you, the Contract owner, are different from the legal rights of the record owner.

However, MetLife is required to solicit instructions from Contract owners when voting on shareholder issues. Any voting by MetLife as shareholder would therefore reflect the actual votes of Contract owners. Neither the Securities and Exchange Commission nor MetLife requires any specific minimum percentage of Contract owners to vote in order for MetLife to echo vote the remaining unvoted votes. MetLife seeks to obtain a reasonable level of turnout given the particular voting trend. MetLife may use various methods of encouraging Contract owners to vote, including additional solicitations. The practice of echo voting means that a minority of Contract owners may, in practice, determine whether an item passes or fails. Please see "Voting Rights" in the prospectus for the Contracts for more information on your voting rights.

DISCLOSURE OF PORTFOLIO HOLDINGS


Shares of the Trust are offered only to separate accounts of the Insurance Companies. The following information is generally made available on one or more of the Insurance Company websites (including www.metlifeinvestors.com): (i) the ten largest portfolio holdings of the Portfolio; (ii) unless the Adviser has objected, the percentage of the Portfolio's net assets that each of the portfolio holdings represents; and (iii) the percentage of the Portfolio's net assets that these holdings represent in the aggregate. Unless the Adviser has objected, this information is posted on the website as early as on or about the tenth business day following the calendar quarter and no later than on or about the first business day of the second month following the calendar quarter. The Trust may exclude any portion of these holdings from the posting when deemed in the best interest of the Trust. These postings generally remain until replaced by new postings as described above. For these purposes, the Portfolio's ten largest portfolio holdings are not considered to include swaps, futures, or forward currency transactions or transactions transmitted to the Trust's custodian after certain established cut-off times.


A description of the Portfolio's policies and procedures with respect to the disclosure of the Portfolio's portfolio securities is available in the SAI.

DIVIDENDS, DISTRIBUTIONS AND TAXES

DIVIDENDS AND DISTRIBUTIONS

The Portfolio intends to distribute substantially all of its net investment income, if any. The Portfolio distributes its dividends from its net investment income to MetLife's separate accounts at least once a year and not to you, the Contract owner. These distributions are in the form of additional shares and not cash. The result is that the Portfolio's investment performance, including the effect of dividends, is reflected in the cash value of the Contracts. Please see the Contract prospectus for more information.

All net realized long- or short-term capital gains of the Portfolio are also declared once a year and reinvested in the Portfolio.

TAXES

Please see the Contract prospectus for a discussion of the tax impact on you resulting from the income taxes the separate accounts owe as a result of their ownership of the Portfolio's shares and their receipt of dividends and capital gains.

The Portfolio expects to qualify and to continue to qualify as a regulated investment company under Subchapter M of the Code. As qualified, the Portfolio is not subject to federal income tax on that part of its taxable income that it distributes to you. Taxable income consists generally of net investment income, and any capital gains. It is the Portfolio's intention to distribute all such income and gains.

Shares of the Portfolio are currently offered only to the separate accounts of MetLife. Separate accounts are insurance company separate accounts that fund life insurance policies and annuity contracts. Under the Code, an insurance company pays no tax with respect to income of a qualifying separate account when the income is properly allocable to the value of eligible variable annuity or variable life insurance contracts. For a discussion of the taxation of life insurance companies and the separate accounts, as well as the tax treatment of the policies and annuity contracts and the holders thereof, see the discussion of federal income tax considerations included in the prospectus for the Contracts.

Section 817(h) of the Code and the regulations thereunder impose "diversification" requirements on the assets underlying a Contract. The Portfolio intends to maintain diversification which will allow each Contract to satisfy these requirements. These requirements are in addition to the diversification requirements imposed on the Portfolio by Subchapter M and the 1940 Act. Technically, the section 817(h) requirements provide that, with limited exceptions, as of the end of each calendar quarter or within thirty days thereafter no more than 55% of the assets underlying a Contract may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments, and no more than 90% by any four investments. For this purpose, an investment in the Portfolio is treated not as a single investment but as an investment in each asset owned by the Portfolio, so long as shares of the Portfolio are owned only by separate accounts of insurance companies, by qualified pension and retirement plans, and by a limited class of other investors. The Portfolio is and will be so owned. Thus so long as the Portfolio meets the section 817(h) diversification tests, each Contract will also meet those tests. See the prospectus for the Contracts.

The foregoing is only a summary of some of the important federal income tax considerations generally affecting the Portfolio and you; see the SAI for a more detailed discussion. You are urged to consult your tax advisers.

REPORT TO POLICYHOLDERS

The fiscal year of the Portfolio ends on December 31 of each year. The Trust will send to you, at least semi-annually, reports which show the Portfolio's composition and other information. An annual report, with audited information, will be sent to you each year.

SALES AND PURCHASES OF SHARES


The Trust does not sell its shares directly to the public. The Trust continuously sells Class A and Class E shares of the Portfolio only to the separate accounts of MetLife to fund Contracts. The Trust could also offer shares to other separate accounts of other insurers if approved by the Board of Trustees.


PURCHASE AND REDEMPTION OF SHARES


MetLife Investors Distribution Company is the principal underwriter and distributor of the Trust's shares. MetLife Investors Distribution Company places orders for the purchase or redemption of shares of the Portfolio based on, among other things, the amount of net Contract premiums or purchase payments transferred to the separate accounts, transfers to or from a separate account investment division and benefit payments to be effected on a given date pursuant to the terms of the Contract. Such orders are effected, without sales charge, at the net asset value per share for the Portfolio determined on that same date. The Trust reserves the right to reject or limit all or part of any purchase or exchange order for any reason.


The Portfolio is available as an investment option under a number of different variable insurance products, many of which do not limit the number of transfers among the available underlying funds. A large number of transfers could raise transaction costs for the Portfolio and could require the Adviser to maintain increased cash reserves, which could harm performance in rising markets.


Shares of the Portfolio are sold and redeemed at their net asset value without the imposition of any sales commission or redemption charge. Class A shares are not subject to a Rule 12b-1 fee. Class E shares are subject to a Rule 12b-1 fee of 0.15% of average daily net assets. (However, certain sales or other charges may apply to the Contract, as described in the Contract prospectus.) Under certain circumstances, redemption proceeds may be paid in securities or other property rather than in cash if the Manager determines it is in the best interests of the Trust.

MARKET TIMING

The Trust's Board of Trustees has adopted certain procedures, described below, to discourage certain types of trading in Portfolio shares that may be harmful to long-term investors, specifically (i) trading that is designed to exploit pricing inefficiencies and thereby dilute the returns of long-term investors; or (ii) frequent trading by an investor that generates sufficiently volatile cash flows to be disruptive to a portfolio manager's ability to manage the Portfolio's assets ((i) or (ii), "market timing"). The Trust is not intended for investment by market timers. The Trust does not knowingly accommodate market timing in the Portfolio and, to the Trust's knowledge, there are no arrangements currently in place that are designed to permit any contract owner to engage in market timing. As discussed above, the Trust reserves the right to reject or limit all or part of any purchase or exchange order for any reason.


The Trust requires that the insurance company separate accounts that invest in the Portfolios have in place policies and procedures reasonably designed to detect and deter market timing in the separate accounts by contract owners. In addition, the Manager monitors cashflows of certain Portfolios identified as presenting pricing inefficiencies that could potentially be exploited by market timers, and, with respect to each Portfolio, conducts certain tests to help detect cash outflows or cashflow volatility that may be disruptive to a portfolio manager's ability to manage the Portfolio. If, based on such monitoring, the Manager believes (i) that a Portfolio's cash flows may reflect a pattern of market timing or (ii) that a Portfolio's cash flows may reflect frequent trading that is disruptive to the management of the Portfolio and it is appropriate given the context of the cash flow volatility (e.g., type of Portfolio, amount of assets), the Manager will refer the matter to the appropriate insurance company or companies.

Further, in accordance with Rule 22c-2 under the 1940 Act, the Trust has contracted with insurance separate accounts to enable it to request and receive information regarding transactions in the shares of the Trust's Portfolios and limit transactions that violate the Trust's policies on market timing.


If the Trust finds that any insurance company has in place inadequate policies and procedures, with respect to a particular separate account, to detect and deter market timing in Portfolio shares and there is evidence of market timing in that separate account, the Trust or any of its Portfolios may be discontinued as an investment option of that separate account. In such an event, all contract owners of such separate account would no longer be able to make new investments in the Trust or any of its Portfolios. The Trust reserves the right to modify this policy, including any procedures established from time to time to effectuate this policy, at any time without notice.

LIMITATIONS ON THE TRUST'S ABILITY TO DETECT AND DETER MARKET TIMING

The Portfolio is available as an investment option under a number of different variable insurance products. Owners of these variable insurance products transfer value among sub-accounts of the insurance company separate accounts by contacting the insurance companies. The resulting purchases and redemptions of Portfolio shares are made through omnibus accounts of the insurance companies. The right of an owner of such a variable insurance product to transfer among sub-accounts is governed by a contract between the insurance company and such owner. Many of these contracts do not limit the number of transfers among the available underlying funds that a contract owner may make. The terms of these contracts, the presence of financial intermediaries (including the insurance companies) between the Trust and contract owners, the utilization of omnibus accounts by these intermediaries and other factors such as state insurance laws may limit the Trust's ability to detect and deter market timing. Multiple tiers of such financial intermediaries may further compound the Trust's difficulty in detecting and deterring such market timing activities.

RISKS ASSOCIATED WITH MARKET TIMING GENERALLY

While the Trust will try to detect and deter market timing by utilizing the procedures described above, these procedures may not be successful in identifying or deterring market timing. By realizing profits through short-term trading, contract owners that engage in market timing activities may dilute the value of shares held by long-term investors. Cashflow volatility resulting from frequent trading of Portfolio shares, especially involving large dollar amounts, may disrupt a portfolio manager's ability to manage the Portfolio's assets. Frequent trading may be disruptive if it makes it difficult for the Portfolio to implement its long-term investment strategies, for example by causing the Portfolio to maintain a higher level of its assets in cash to accommodate such frequent trading. Frequent trading may also be disruptive if it forces the Portfolio to sell portfolio securities at inopportune times to raise cash to accommodate such trading activity. In addition, frequent trading may cause the Portfolio to incur increased expenses. For example, as a result of such frequent trading, the Portfolio may be forced to liquidate investments and thereby incur increased brokerage costs. All of these factors may adversely affect Portfolio performance.

Associated with an investment in the Portfolio that itself invests in securities that are, for example, thinly traded, traded infrequently, or relatively less liquid is the risk that the current market price for the securities may not accurately reflect current market values. A market timer may seek to engage in strategies designed to take advantage of these pricing differences ("price arbitrage") and thereby dilute the returns of long-term investors. Portfolios that may be adversely affected by price arbitrage include those Portfolios that significantly invest in small cap equity securities and in certain fixed-income securities, such as high yield bonds.

A Portfolio that invests significantly in foreign securities may be particularly susceptible to strategies designed to exploit pricing inefficiencies. This is because foreign securities are typically traded on markets that close well before the time the Portfolio calculates its net asset value (typically at 4:00 p.m. Eastern Time), which gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities. The time zone differences among international stock markets can allow a market timer engaging in certain strategies to exploit differences in Portfolio share prices that are based on closing prices of foreign securities established some time before the Portfolio calculates its own share price (a type of price arbitrage referred to as "time zone arbitrage"). As discussed more fully below, the Trust has procedures, referred to as fair value pricing, that allow the Trust to adjust closing market prices of foreign securities to reflect what is believed to be the fair value of those secu-rities at the time the Portfolio calculates its net asset value. While there is no assurance, the Portfolio expects that the use of fair value pricing will reduce a market timer's ability to engage in time zone arbitrage to the detriment of Portfolio shareholders.

VALUATION OF SHARES


The Portfolio's net asset value ("NAV") per share is ordinarily determined once daily, as of the close of the regular session of business on the New York Stock Exchange (NYSE) (usually at 4:00 p.m., Eastern Time), on each day the NYSE is open. To the extent that the Portfolio's assets are traded in other markets when the NYSE is closed, the value of the Portfolio's assets may be effected on days when the Trust is not open for business. In addition, trading in some of the Portfolio's assets may not occur when the Trust is open for business.

NAV of a Portfolio share is computed by dividing the value of the net assets of the Portfolio by the total number of shares outstanding in the Portfolio. Share prices for any transaction are those next calculated after receipt of an order.


Except for money market instruments maturing in 60 days or less and foreign securities as discussed below, securities held by the Portfolio are valued at market value. If market values are not readily available, or if available market quotations are not reliable, securities are priced at their fair value as determined by the Valuation Committee of the Trust's Board of Trustees using procedures approved by the Board of Trustees. The Portfolio may use fair value pricing if the value of a security has been materially affected by events occurring before the Portfolio's calculation of NAV but after the close of the primary markets on which the security is traded. The Portfolio may also use fair value pricing if reliable market quotations are unavailable due to infrequent trading or if trading in a particular security was halted during the day and did not resume prior to the Portfolio's calculation of NAV. The use of fair value pricing has the effect of valuing a security based upon the price the Portfolio might reasonably expect to receive if it sold that security but does not guarantee that the security can be sold at the fair value price. Further, because of the inherent uncertainty of fair valuation, a fair valuation price may differ significantly from the value that would have been used had a ready market for the investment existed, and these differences could be material. With respect to any portion of the Portfolio's assets that is invested in other open-end investment companies, that portion of the Portfolio's NAV is calculated based on the NAV of that investment company. The prospectus for the other investment company explains the circumstances and effects of fair value pricing for that investment company.

The Portfolio has retained a third party pricing service to automatically fair value each of its investments that is traded principally on a foreign exchange or market, subject to adjustment by the Trust's Valuation Committee. The Valuation Committee will regularly monitor and review the services provided by the pricing service to the Portfolio and periodically report to the Board on the pricing services' performance.

Money market instruments maturing in 60 days or less are valued on the amortized cost basis.

FINANCIAL HIGHLIGHTS


The following financial highlights table is intended to help you understand the Portfolio's Class A shares financial performance for the past 5 years. Certain information reflects financial results for a single Portfolio share. Total return in the table shows how much an investment in the Portfolio would have increased (or decreased) during each period (assuming reinvestment of all dividends and distributions). The information for the periods ended December 31, 2007, December 31, 2006, October 31, 2006 and October 31, 2005 has been audited by Deloitte & Touche LLP. For the years 2003 and 2004, other independent accountants have audited this information. Deloitte & Touche LLP's report, along with the Portfolio's financial statements, is included in the Annual Report of the Portfolio, which is available upon request.


                                            PIONEER STRATEGIC INCOME PORTFOLIO#


                                          FOR THE
                                         YEAR ENDED  PERIOD ENDED FOR THE YEARS ENDED OCTOBER 31,
                                        DECEMBER 31, DECEMBER 31, -------------------------------
CLASS A                                   2007(A)     2006(A)(B)  2006(A) 2005(A) 2004(A) 2003(A)
-----------------------------------------            -            -------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD        $9.46        $9.81     $9.56   $9.73    $9.53  $8.94
                                           ------      -------    ------  ------  ------- ------
INCOME (LOSS) FROM INVESTMENT
OPERATIONS:

NET INVESTMENT INCOME                        0.51         0.07      0.49    0.53     0.57   0.63
NET REALIZED AND UNREALIZED GAINS            0.12         0.04      0.15  (0.04)     0.48   1.04
(LOSSES)                                   ------      -------    ------  ------  ------- ------
TOTAL FROM INVESTMENT OPERATIONS             0.63         0.11      0.64    0.49     1.05   1.67
                                           ------      -------    ------  ------  ------- ------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME       (0.07)       (0.46)    (0.39)  (0.66)   (0.85) (1.08)
DISTRIBUTIONS FROM NET REALIZED CAPITAL        --           --        --      --       --     --
GAINS                                      ------      -------    ------  ------  ------- ------
TOTAL DISTRIBUTIONS                        (0.07)       (0.46)    (0.39)  (0.66)   (0.85) (1.08)
                                           ------      -------    ------  ------  ------- ------
NET ASSET VALUE, END OF PERIOD             $10.02        $9.46     $9.81   $9.56    $9.73  $9.53
                                           ------      -------    ------  ------  ------- ------
TOTAL RETURN                                6.65%       1.10%+     6.95%   5.17%   11.66% 20.56%
                                           ------      -------    ------  ------  ------- ------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)    $327.7       $253.8      $243    $186     $107   $100
RATIOS TO AVERAGE NET ASSETS(1):

EXPENSES                                    0.76%      0.85%++     0.88%   0.86%  0.90%**  1.00%
NET INVESTMENT INCOME                       5.28%      4.56%++     5.13%   5.58%    6.19%  7.05%
PORTFOLIO TURNOVER RATE                     44.5%        6.4%+     33.0%   37.0%    56.0% 141.0%
(1) RATIO OF OPERATING EXPENSES TO
AVERAGE NET ASSETS BEFORE
REIMBURSEMENT BY THE MANAGER AND
BROKER REBATES:                             0.76%      0.85%++     0.88%     N/A      N/A    N/A

--------------------------------------------------------------------------------
# On May 1, 2006, the Portfolio received, through a plan of reorganization, all of the assets and assumed the liabilities of the Pioneer Strategic
   Income Portfolio, a series of The Travelers Series Trust, that followed the same investment objective as the Portfolio. The information for each of the periods prior to May 1, 2006 is that of the predecessor Pioneer Strategic Income Portfolio and the predecessor fund.
** The investment manager waived a portion of its management fee for the year ended October 31, 2004. The actual expense ratio did not change due to this waiver.

+  Non-annualized

++ Annualized
(a) Net investment income per share was calculated using average shares outstanding.
(b) Fiscal year end changed on November 1, 2006 from October 31 to December 31. N/A Not applicable

FOR MORE INFORMATION

If you would like more information about the Portfolio, the following documents are available to you free upon request:

ANNUAL/SEMI-ANNUAL REPORTS

Contain additional information about the Portfolio's performance. In the Portfolio's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION ("SAI")

Provides a fuller technical and legal description of the Portfolio's policies, investment restrictions, and business structure. The SAI is legally considered to be a part of this Prospectus.

IF YOU WOULD LIKE A COPY OF THE CURRENT VERSIONS OF THESE DOCUMENTS, OR OTHER INFORMATION ABOUT THE PORTFOLIO, CONTACT:

                          MET INVESTORS SERIES TRUST
                           5 PARK PLAZA, SUITE 1900
                           IRVINE, CALIFORNIA 92614

                                1-800-848-3854

Free copies of the SAI and Annual and Semi-Annual Reports are available at the following website: www.metlifeinvestors.com

Information about the Portfolio, including the Annual and Semi-annual Reports and SAI, may also be obtained from the Securities and Exchange Commission ("SEC"):

[_] IN PERSONReview and copy documents in the SEC's Public Reference Room in
             Washington, D.C. (for information call 202-551-8090).

[_] ON LINE  Retrieve information from the EDGAR database on the SEC's web site at: http://www.sec.gov.

[_] BY MAIL  Request documents, upon payment of a duplicating fee, by writing to SEC, Public Reference Section, Washington, D.C. 20549 or by e-mailing the SEC at publicinfo@sec.gov.

                             SEC FILE # 811-10183

                                 MET INVESTORS
                            S E R I E S   T R U S T




                     T.Rowe Price Mid Cap Growth Portfolio

                      Class A, Class B and Class E Shares


                                __PROSPECTUS__


                                APRIL 28, 2008




         Like all securities, these securities have not been approved or disapproved by the Securities and Exchange Commission, nor has the
Securities and Exchange Commission passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

                           ____TABLE OF CONTENTS____


                                                           PAGE

             INTRODUCTION                                   3
                Understanding the Trust                     3
                Understanding the Portfolio                 3

             THE PORTFOLIO                                  4

               INVESTMENT SUMMARY                           4
                T. Rowe Price Mid Cap Growth Portfolio      5

               ADDITIONAL INVESTMENT STRATEGIES             10
               MANAGEMENT                                   15
                The Manager                                 15
                The Adviser                                 16
                Distribution Plans                          16

             YOUR INVESTMENT                                17
                Shareholder Information                     17
                Dividends, Distributions and Taxes          18
                Sales and Purchases of Shares               19

             FINANCIAL HIGHLIGHTS                           23

             FOR MORE INFORMATION                       Back Cover

INTRODUCTION

UNDERSTANDING THE TRUST


Met Investors Series Trust (the "Trust") is an open-end management investment company that offers a selection of fifty-two managed investment portfolios or mutual funds. Only one of these portfolios is offered through this Prospectus (the "Portfolio"). Please see the Investment Summary section of this Prospectus for specific information on the Portfolio.


  INVESTING THROUGH A VARIABLE INSURANCE CONTRACT


  Class A, Class B and Class E shares of the Portfolio are currently only sold to separate accounts of Metropolitan Life Insurance Company and certain of its affiliates (collectively, "MetLife" or the "Insurance Companies") to fund the benefits under certain individual flexible premium variable life insurance policies and individual and group variable annuity contracts (collectively, "Contracts"). As a Contract owner, your premium payments are allocated to the Portfolio in accordance with your Contract.

  A particular class of the Portfolio may not be available under the Contract you have chosen. The prospectus for the Contracts shows the classes available to you. Please read this Prospectus carefully. It provides information to assist you in your decision. If you would like additional information about the Portfolio, please request a copy of the Statement of Additional Information ("SAI"). For details about how to obtain a copy of the SAI and other reports and information, see the back cover of this Prospectus. The SAI is incorporated by reference into this Prospectus.


  The Portfolio's name and investment objective are very similar to a certain publicly available mutual fund that is managed by the same investment adviser. The Portfolio in this Prospectus is not that publicly available mutual fund and will not have the same performance. Different performance will result from such factors as different implementation of investment policies, different investment restrictions, different cash flows into and out of the Portfolio, different fees and expenses, and different asset sizes.

UNDERSTANDING THE PORTFOLIO

After this Introduction you will find an Investment Summary for the Portfolio. The Investment Summary presents important facts about the Portfolio, including information about its investment objective, principal investment strategy, primary risks, fees and expenses and past performance.


 PLEASE SEE THE CONTRACT PROSPECTUS FOR A DETAILED EXPLANATION OF YOUR CONTRACT.

                                 THE PORTFOLIO


 THE PORTFOLIO IN THIS PROSPECTUS IS A MUTUAL FUND: A POOLED INVESTMENT THAT IS PROFESSIONALLY MANAGED AND THAT GIVES YOU THE OPPORTUNITY TO PARTICIPATE IN FINANCIAL MARKETS. THE PORTFOLIO STRIVES TO REACH ITS STATED INVESTMENT OBJECTIVE, WHICH CAN BE CHANGED WITHOUT SHAREHOLDER APPROVAL. AS WITH ALL MUTUAL FUNDS, THERE IS NO GUARANTEE THAT THE PORTFOLIO WILL ACHIEVE ITS INVESTMENT OBJECTIVE.


 THE PORTFOLIO'S ADVISER MAY SELL A PORTFOLIO SECURITY WHEN THE VALUE OF THE INVESTMENT REACHES OR EXCEEDS ITS ESTIMATED FAIR VALUE, TO TAKE ADVANTAGE OF MORE ATTRACTIVE INVESTMENT OPPORTUNITIES, WHEN THE ISSUER'S INVESTMENT FUNDAMENTALS BEGIN TO DETERIORATE, WHEN THE PORTFOLIO MUST MEET REDEMPTIONS, OR FOR OTHER INVESTMENT

 REASONS.

INVESTMENT SUMMARY

The Portfolio summary discusses the following:

    INVESTMENT OBJECTIVE
    What is the Portfolio's investment goal?

    PRINCIPAL INVESTMENT STRATEGY
    How does the Portfolio attempt to achieve its investment goal? What types of investments does it contain? What style of investing and investment philosophy does it follow?

    PRIMARY RISKS
    What are the specific risks of investing in the Portfolio?

    PAST PERFORMANCE
    How well has the Portfolio performed over time?

    FEES AND EXPENSES
    What is the cost of investing in the Portfolio?

In addition to its principal investment strategy, the Portfolio may invest in various types of securities and engage in various investment techniques and practices which are not the principal focus of the Portfolio and therefore are not described in the Investment Summary section of the Prospectus. These other securities and investment techniques and practices in which the Portfolio may engage, together with their risks, are briefly discussed in "Additional Investment Strategies" in this Prospectus.

The SAI provides more detailed information regarding the various types of securities that the Portfolio may purchase and certain investment techniques and practices of its Adviser.

The Contracts may be sold by banks. AN INVESTMENT IN THE PORTFOLIO THROUGH A CONTRACT IS NOT A DEPOSIT OR OBLIGATION OF, OR GUARANTEED BY, ANY BANK, AND IS NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY OF THE U.S. GOVERNMENT.

                    T. ROWE PRICE MID CAP GROWTH PORTFOLIO


INVESTMENT OBJECTIVE:

Long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGY:

The Portfolio will invest, under normal market conditions, at least 80% of its net assets in a diversified portfolio of common stocks of mid-cap companies whose earnings the Adviser expects to grow at a faster rate than the average company. The Adviser defines mid-cap companies as those whose market capitalization falls within the range of either the S&P MidCap 400 Index or the Russell Midcap Growth Index. The market capitalization of the companies and the S&P and Russell indices changes over time. The Portfolio will not automatically sell or cease to purchase stock of a company it already owns because the company's market capitalization grows or falls outside this range.

In selecting investments, the Adviser generally favors companies that:

  .  have proven products or services;

  .  have a record of above-average earnings growth;

  .  have demonstrated potential to sustain earnings growth;

  .  operate in industries experiencing increasing demand; or

  .  have stock prices that appear to undervalue their growth prospects.

In pursuing the Portfolio's investment objective, the Adviser has the discretion to purchase some securities that do not meet its normal investment criteria, as described above, when it perceives an unusual opportunity for gain. These special situations might arise when the Adviser believes a security could increase in value for a variety of reasons, including a change in management, an extraordinary corporate event, or a temporary imbalance in the supply of or demand for the securities.

While most assets will be invested in U.S. common stocks, other securities may also be purchased, including foreign stocks, futures and options, in keeping with the Portfolio's objectives. Investments in futures and options, if any, are subject to additional volatility and potential losses. The Portfolio may sell securities for a variety of reasons, such as to secure gains, limit losses or redeploy assets into more promising opportunities.



PRIMARY RISKS:

The value of your investment in the Portfolio may be affected by one or more of the following risks, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate. Please note that there are many other circumstances that could adversely affect your investment and prevent the Portfolio from reaching its objective, which are not described here.

MARKET RISK. The Portfolio's share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including disappointing corporate earnings, adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or a company may deteriorate. In addition, an assessment by the Portfolio's Adviser of particular companies may prove incorrect, resulting in losses or poor performance by those holdings, even in a rising market. The Portfolio could also miss attractive investment opportunities if its Adviser underweights markets or industries where there are significant returns, and could lose value if the Adviser overweights markets or industries where there are significant declines.


MARKET CAPITALIZATION RISK. Stocks fall into three broad market capitalization categories--large, medium and small. Investing primarily in one category carries the risk that due to current market conditions that category may be out of favor. If valuations of large capitalization companies appear to be greatly out of proportion to the valuations of small or medium capitalization companies, investors may migrate to the stocks of small and mid-sized companies causing a Portfolio that invests in these companies to increase in value more rapidly than a Portfolio that invests in larger, fully-valued companies. Larger more established companies may also be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion. Investing in medium and small capitalization companies may be subject to special risks associated with narrower product lines, more limited financial resources, smaller management groups, and a more limited trading market for their stocks as compared with larger companies. Securities of smaller capitalization issuers may therefore be subject to greater price volatility and may decline more significantly in market downturns than securities of larger companies. In some cases, these companies may be relatively new issuers (I.E., those having continuous operation histories of less than three years) which carries other risks in addition to the risks of other medium and small capitalization companies. New issuers may be more speculative because such companies are relatively unseasoned. These companies will often be involved in the development or marketing of a new product with no established market, which could lead to significant losses.

INVESTMENT STYLE RISK. Different investment styles tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. The Portfolio may outperform or underperform other funds that employ a different investment style. The Portfolio may also employ a combination of styles that impact its risk characteristics. Examples of different investment styles include growth and value investing. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's growth of earnings potential. Also, since growth companies usually invest a high portion of earnings in their business, growth stocks may lack the dividends of some value stocks that can cushion stock prices in a falling market. Growth oriented funds will typically underperform when value investing is in favor. Value stocks are those which are undervalued in comparison to their peers due to adverse business developments or other factors. Value investing carries the risk that the market will not recognize a security's inherent value for a long time, or that a stock judged to be undervalued may actually be appropriately priced or overvalued. Value oriented funds will typically underperform when growth investing is in favor.

FOREIGN INVESTMENT RISK. Investments in foreign securities involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject:

  . These risks may include the seizure by the government of company assets, excessive taxation, withholding taxes on dividends and interest, limitations on the use or transfer of portfolio assets, and political or social instability.

  . Enforcing legal rights may be difficult, costly and slow in foreign countries, and there may be special problems enforcing claims against foreign governments.

  . Foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there may be less public information about their operations.

  .  Foreign markets may be less liquid and more volatile than U.S. markets.

  . Foreign securities often trade in currencies other than the U.S. dollar, and the Portfolio may directly hold foreign currencies and purchase and sell foreign currencies. Changes in currency exchange rates will affect the Portfolio's net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of foreign securities. An increase in the strength of the U.S. dollar relative to these other currencies may cause the value of the Portfolio to decline. Certain foreign currencies may be particularly volatile, and foreign governments may intervene in the currency markets, causing a decline in value or liquidity of the Portfolio's foreign currency or securities holdings.

  . Costs of buying, selling and holding foreign securities, including brokerage, tax and custody costs, may be higher than those involved in domestic transactions.

PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

 PORTFOLIO MANAGEMENT:


..  T. Rowe Price Associates, Inc. see page 16

..  For financial highlights see page 23




The bar chart below shows you the performance of the Portfolio's Class B shares, the Portfolio's oldest class, for each full calendar year since its inception and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart. Effective January 1, 2003, T. Rowe Price Associates, Inc. became the Portfolio's Adviser. Investment performance information prior to that date is attributable to the Portfolio's former investment adviser.

               Year-by-Year Total Return as of 12/31 of Each Year

                                    [CHART]

  02       03      04      05       06      07
------   ------  ------  ------   ------  ------
-44.04%  36.64%  17.82%  14.63%    6.16%  17.64%

High Quarter:   2nd - 2003    +19.34%
Low Quarter:    2nd - 2002    -30.65%


The table below compares the Portfolio's Class A, Class B and Class E shares' average annual compounded total returns for the 1- and 5-year periods and from inception through 12/31/07 with the Russell Midcap Growth Index, an unmanaged index that measures the performance of those Russell mid cap companies with higher price-to-book ratios and higher forecasted growth values. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.



         Average Annual Total Return as of 12/31/07
-------------------------------------------------------------
                                             Since   Inception
                             1 Year 5 Year Inception   Date
---------------------------  ------ ------ --------- ---------
Class A                      17.85% 18.51%   1.75%     5/1/01
Class B                      17.64% 18.17%   1.07%    2/12/01
Class E                      17.62% 18.28%   6.32%   10/31/01
Russell Midcap Growth Index  11.43% 17.90%   3.27%*
* Index performance is from 2/1/01.


FEES AND EXPENSES:


The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2007, and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE


Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)


                                           Class A Class B Class E
------------------------------------------------------------------
Management Fee                              0.75%   0.75%   0.75%
------------------------------------------------------------------
12b-1 Fees                                  None    0.25%   0.15%
------------------------------------------------------------------
Other Expenses                              0.05%   0.05%   0.05%
------------------------------------------------------------------
Total Annual Portfolio Operating Expenses*  0.80%   1.05%   0.95%
------------------------------------------------------------------



        * Met Investors Advisory, LLC (the "Manager") has agreed that any advisory fee waivers received from the Portfolio's Adviser commencing February 17, 2005 will be passed on to the Portfolio in the form of a voluntary fee waiver. Including the voluntary fee waiver, the management fee for the year ended December 31, 2007 was 0.73%.


EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.


The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.


EXAMPLE OF PORTFOLIO EXPENSES


         Class A  Class B  Class E
-----------------------------------
1 Year   $     82 $    108 $     97
-----------------------------------
3 Years  $    256 $    336 $    304
-----------------------------------
5 Years  $    446 $    582 $    528
-----------------------------------
10 Years $    993 $  1,288 $  1,171
-----------------------------------

ADDITIONAL INVESTMENT STRATEGIES

In addition to the principal investment strategies discussed in the Portfolio's Investment Summary, the Portfolio may at times invest a portion of its assets in the investment strategies and may engage in certain investment techniques as described below. The SAI provides a more detailed discussion of certain of these and other securities and indicates if the Portfolio is subject to any limitations with respect to a particular investment strategy. These strategies and techniques may involve risks. (PLEASE NOTE THAT SOME OF THESE STRATEGIES MAY BE A PRINCIPAL INVESTMENT STRATEGY FOR THE PORTFOLIO AND CONSEQUENTLY ARE ALSO DESCRIBED IN THE PORTFOLIO'S INVESTMENT SUMMARY.) The Portfolio is not limited by this discussion and may invest in other types of securities not precluded by the policies discussed elsewhere in this Prospectus.

CONVERTIBLE SECURITIES. Convertible securities are preferred stocks or bonds that pay a fixed dividend or interest payment and are convertible into common stock at a specified price or conversion ratio.

Traditionally, convertible securities have paid dividends or interest rates higher than common stocks but lower than nonconvertible securities. They generally participate in the appreciation or depreciation of the underlying stock into which they are convertible, but to a lesser degree. These securities are also subject to market risk, interest rate risk and credit risk.

DEPOSITARY RECEIPTS. Depositary receipts are receipts for shares of a foreign-based corporation that entitle the holder to dividends and capital gains on the underlying security. Receipts include those issued by domestic banks (American Depositary Receipts), foreign banks (Global or European Depositary Receipts), and broker-dealers (depositary shares).

These instruments are subject to market risk and foreign investment risk.

DERIVATIVES. Derivatives are used to limit risk in the Portfolio or to enhance investment return, and have a return tied to a formula based upon an interest rate, index, price of a security, or other measurement. Derivatives include options, futures, forward contracts and related products.

Options are the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price.

Futures are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date.

Forward contracts are contracts to purchase or sell a specified amount of a financial instrument for an agreed upon price at a specified time.

Derivatives may be used to hedge against an opposite position that the Portfolio holds. Any loss generated by the derivatives should be offset by gains in the hedged investment. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains or result in losses or missed opportunities. In addition, derivatives that are used for hedging the Portfolio in specific securities may not fully offset the underlying positions. The counterparty to a derivatives contract also could default. Derivatives that involve leverage could magnify losses.

Derivatives may also be used to maintain the Portfolio's exposure to the market, manage cash flows or to attempt to increase income. Using derivatives for purposes other than hedging is speculative and involves greater risks. In many foreign countries, futures and options markets do not exist or are not sufficiently developed to be effectively used by the Portfolio that invests in foreign securities.

FOREIGN CURRENCY TRANSACTIONS. Foreign currency transactions are entered into for the purpose of hedging against foreign exchange risk arising from the Portfolio's investment or anticipated investment in securities denominated in foreign currencies. The Portfolio also may enter into these contracts for purposes of increasing exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. Foreign currency transactions include the purchase of foreign currency on a spot (or cash) basis, contracts to purchase or sell foreign currencies at a future date (forward contracts), the purchase and sale of foreign currency futures contracts, and the purchase of exchange traded and over-the-counter call and put options on foreign currency futures contracts and on foreign currencies.

These hedging transactions do not eliminate fluctuations in the underlying prices of the securities which the Portfolio owns or intends to purchase or sell. They simply establish a rate of exchange which can be achieved at some future point in time.

Foreign currency exchange rates may fluctuate significantly over short periods of time. A forward foreign currency exchange contract reduces the Portfolio's exposure to changes in the value of the currency it will deliver and increases its exposure to changes in the value of the currency it will exchange into. Contracts to sell foreign currency will limit any potential gain which might be realized by the Portfolio if the value of the hedged currency increases. In the case of forward contracts entered into for the purpose of increasing return, the Portfolio may sustain losses which will reduce its gross income. Forward foreign currency exchange contracts also involve the risk that the party with which the Portfolio enters the contract may fail to perform its obligations to the Portfolio. The purchase and sale of foreign currency futures contracts and the purchase of call and put options on foreign currency futures contracts and on foreign currencies involve certain risks associated with derivatives.

FOREIGN DEBT SECURITIES. Foreign debt securities are issued by foreign corporations and governments. They may include Eurodollar obligations and Yankee bonds.

Foreign debt securities are subject to foreign investment risk, credit risk and interest rate risk. Securities in developing countries are also subject to the additional risks associated with emerging markets.

FOREIGN EQUITY SECURITIES. Foreign equity securities are subject to foreign investment risk in addition to the risks applicable to domestic equity securities, such as market risk.

FORWARD COMMITMENTS, WHEN-ISSUED AND DELAYED DELIVERY SECURITIES. Forward commitments, when-issued and delayed delivery securities generally involve the purchase of a security with payment and delivery at some time in the future--I.E., beyond normal settlement. The Portfolio does not earn interest on such securities until settlement and bears the risk of market value fluctuations in between the purchase and settlement dates. New issues of stocks and bonds, private placements and U.S. Government securities may be sold in this manner.

HIGH QUALITY SHORT-TERM DEBT OBLIGATIONS, INCLUDING BANKERS' ACCEPTANCES, COMMERCIAL PAPER AND CERTIFICATES OF DEPOSIT ISSUED OR GUARANTEED BY BANK HOLDING COMPANIES IN THE U.S., THEIR SUBSIDIARIES AND FOREIGN BRANCHES OR OF THE WORLD BANK; VARIABLE AMOUNT MASTER DEMAND NOTES AND VARIABLE RATE NOTES ISSUED BY U.S. AND FOREIGN CORPORATIONS.

Commercial paper is a short-term debt obligation with a maturity ranging from one to 270 days issued by banks, corporations, and other borrowers to investors seeking to invest idle cash.

Variable amount master demand notes differ from ordinary commercial paper in that they are issued pursuant to a written agreement between the issuer and the holder, their amounts may be increased from time to time by the holder (subject to an agreed maximum) or decreased by the holder or the issuer, they are payable on demand, the rate of interest payable on them varies with an agreed formula and they are typically not rated by a rating agency. Transfer of such notes is usually restricted by the issuer, and there is no secondary trading market for them. Any variable amount master demand note purchased by the Portfolio will be regarded as an illiquid security.

These instruments are subject to credit risk, interest rate risk and foreign investment risk.

HYBRID INSTRUMENTS. Hybrid instruments are a form of a derivative and combine the elements of futures contracts or options with those of debt, preferred equity or a depositary instrument. They are often indexed to the price of a commodity, particular currency, or a domestic or foreign debt or equity security index. Examples of hybrid instruments include debt instruments with interest or principal payments or redemption terms determined by reference to the value of a currency or commodity or securities index at a future point in time or preferred stock with dividend rates determined by reference to the value of a currency.

Hybrids may bear interest or pay dividends at below market (or even relatively nominal) rates. Under certain conditions, the redemption value of the instrument could be zero. Hybrids can have volatile prices and limited liquidity and their use by the Portfolio may not be successful.

ILLIQUID AND RESTRICTED SECURITIES. The Portfolio may invest a portion of its assets in restricted and illiquid securities, which are investments that the Portfolio cannot easily resell within seven days at current value or that have contractual or legal restriction on resale. Restricted securities include those which are not registered under the Securities Act of 1933, as amended (the "1933 Act"), and are purchased directly from the issuer or in the secondary market (private placements).

If the Portfolio buys restricted or illiquid securities it may be unable to quickly resell them or may be able to sell them only at a price below current value or could have difficulty valuing these holdings precisely.

In recent years, however, a large institutional market has developed for certain securities that are not registered under the 1933 Act, including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

INVESTMENT GRADE DEBT SECURITIES. Investment grade debt securities are securities rated in one of the four highest rating categories by S&P, Moody's or other nationally recognized rating agency. These securities are subject to interest rate risk and credit risk. Securities rated in the fourth investment category by a nationally recognized rating agency (e.g., BBB by S&P and Baa by Moody's) may have speculative characteristics.

INVESTMENTS IN OTHER INVESTMENT COMPANIES, INCLUDING PASSIVE FOREIGN INVESTMENT COMPANIES. When the Portfolio invests in another investment company, it must bear the management and other fees of the investment company, in addition to its own expenses. As a result, the Portfolio may be exposed to duplicate expenses which could lower its value. Investments in passive foreign investment companies also are subject to foreign investment risk.

Passive foreign investment companies are any foreign corporations which generate certain amounts of passive income or hold certain amounts of assets for the production of passive income. Passive income includes dividends, royalties, rent, and annuities.

PREFERRED STOCKS. Preferred stocks are equity securities that generally pay dividends at a specified rate and have preference over common stock in the payment of dividends and liquidation. Preferred stock generally does not carry voting rights.

Preferred stocks are subject to market risk. In addition, because preferred stocks pay fixed dividends, an increase in interest rates may cause the price of a preferred stock to fall.


REAL ESTATE INVESTMENT TRUSTS. REITs are entities which invest in commercial and other real estate properties. Risks associated with investments in securities of companies in the real estate industry include: decline in the value of real estate; risks related to general and local economic conditions; overbuilding and increased competition; increases in property taxes and operating expenses; changes in zoning laws; casualty or condemnation losses; variations in rental income; changes in neighborhood values; the appeal of properties to tenants; and increases in interest rates. In addition, equity REITs may be affected by changes in the values of the underlying property owned by the trusts, while mortgage REITs may be affected by the quality of credit extended. REITs are dependent upon management skills, may not be diversified and are subject to the risks of financing projects. Such REITs are also subject to heavy cash flow dependency, defaults by borrowers, self liquidation and the possibility of failing to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended (the "Code"), and to maintain exemption from the 1940 Act. In the event an issuer of debt securities collateralized by real estate defaults, it is conceivable that the REITs could end up holding the underlying real estate. The Portfolio, as a shareholder of a REIT, bears a portion of the REIT's annual operating expenses.


REPURCHASE AGREEMENTS. Repurchase agreements involve the purchase of a security by the Portfolio and a simultaneous agreement by the seller (generally a bank or dealer) to repurchase the security from the Portfolio at a specified date or upon demand. This technique offers a method of earning income on idle cash.

Repurchase agreements involve credit risk, i.e., the risk that the seller will fail to repurchase the security, as agreed. In that case, the Portfolio will bear the risk of market value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security.

RIGHTS AND WARRANTS. Warrants basically are options to purchase equity securities at specific prices valid for a specific period of time. Their prices do not necessarily move parallel to the prices of the underlying securities. Rights are similar to warrants, but normally have a short duration and are distributed directly by the issuer to its shareholders. Rights and warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer. These investments carry the risk that they may be worthless to the Portfolio at the time it may exercise its rights, due to the fact that the underlying securities have a market value less than the exercise price. Warrants also include Low Exercise Price Call Warrants or other structured securities for the purpose of gaining exposure to stocks in difficult to access foreign local markets.

SECURITIES LOANS. For purposes of realizing additional income, the Portfolio may lend securities to broker-dealers or institutional investors approved by the Board of Trustees of the Trust. All securities loans will be made pursuant to agreement requiring the loans to be continuously secured by collateral in cash or high grade debt obligations at least equal at all times to the market value of the loaned securities. The borrower pays to the Portfolio an amount equal to any dividends or interest received on loaned securities. The Portfolio retains all or a portion of the interest received on investment of cash collected or receives a fee from the borrower.

The risk in lending portfolio securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral, or in the recovery of the securities or possible loss of rights in their collateral should the borrower fail financially.

STRUCTURED NOTES. A form of hybrid investment, structured notes are derivatives on which the amount of principal repayment and/or interest payments is based upon the movement of one or more factors. Structured notes are interests in entities organized and operated for the purpose of restructuring the investment characteristics of debt obligations. Structured notes are typically sold in private placement transactions, and there currently is no active trading market for structured notes.

Structured notes are also subject to credit risk and interest rate risk and can have volatile prices.

U.S. GOVERNMENT SECURITIES. U.S. Government securities include direct obligations of the U.S. Government that are supported by its full faith and credit, like Treasury bills and GNMA certificates. Treasury bills have initial maturities of less than one year, Treasury notes have initial maturities of one to ten years and Treasury bonds may be issued with any maturity but generally have maturities of at least ten years. U.S. Government securities also include indirect obligations of the U.S. Government that are issued by federal agencies and government-sponsored entities, like bonds and notes issued by the Federal Home Loan Bank and Fannie Mae. Unlike Treasury securities, agency securities generally are not backed by the full faith and credit of the U.S. Government. Some agency securities are supported by the right of the issuer to borrow from the Treasury, others are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations and others are supported only by the credit of the sponsoring agency.

U.S. Government securities are subject to interest rate risk. Credit risk is remote.

DEFENSIVE INVESTMENTS


Under adverse market or economic conditions, the Portfolio could invest for temporary defensive purposes some or all of its assets in money market securities or utilize other investment strategies that may be inconsistent with the Portfolio's principal investment strategy. Temporary defensive instruments generally include U.S. government securities, bank time deposits denominated in the currency of any major nation, commercial paper and repurchase agreements. The Adviser may also invest in these types of securities or hold cash while looking for suitable investment opportunities or to maintain liquidity. Although the Portfolio would employ these measures only in seeking to avoid losses, they could reduce the benefit from an upswing in the market or prevent the Portfolio from meeting its investment objective.


PORTFOLIO TURNOVER

The Portfolio's Adviser will sell a security when they believe it is appropriate to do so, regardless of how long the Portfolio has owned that security. Buying and selling securities generally involves some expense to the Portfolio, such as commissions paid to brokers and other transaction costs. Generally speaking, the higher the Portfolio's annual portfolio turnover rate, the greater its brokerage costs. Increased brokerage costs may adversely affect the Portfolio's performance. The Portfolio generally intends to purchase securities for long-term investment and therefore will have a relatively low turnover rate.

DOWNGRADES IN FIXED INCOME DEBT SECURITIES

Unless required by applicable law, the Portfolio is not required to sell or dispose of any debt security that either loses its rating or has its rating reduced after the Portfolio purchases the security.

MANAGEMENT

The Trust's Board of Trustees is responsible for managing the business affairs of the Trust. The Trustees meet periodically to review the affairs of the Trust and to establish certain guidelines which the Manager and Adviser are expected to follow in implementing the investment policies and objectives of the Trust. The Trustees also review the management of the Portfolio's assets by the Adviser. Information about the Trustees and executive officers of the Trust is contained in the SAI.

THE MANAGER


Met Investors Advisory, LLC (the "Manager"), 5 Park Plaza, Suite 1900, Irvine, California 92614, has overall responsibility for the general management and administration of the Portfolio. The Manager selects and pays the fees of the Adviser for the Portfolio and monitors the Adviser's investment program. The Manager is an affiliate of MetLife.


As compensation for its services to the Portfolio, the Manager receives monthly compensation at an annual rate of 0.75% of the average daily net assets of the Portfolio.

A discussion regarding the basis of the decision of the Trust's Board of Trustees to approve the Management Agreement with the Manager and the investment advisory agreement with the Adviser is available in the Portfolio's annual report.

THE ADVISER


Under the terms of the agreement between the Adviser and the Manager, the Adviser will develop a plan for investing the assets of the Portfolio, select the assets to be purchased and sold by the Portfolio, select the broker-dealer or broker-dealers through which the Portfolio will buy and sell its assets, and negotiate the payment of commissions, if any, to those broker-dealers. The Adviser follows the investment policies set by the Manager and the Board of Trustees for the Portfolio. Day-to-day management of the investments in the Portfolio is the responsibility of the Adviser's portfolio manager. The portfolio manager of the Portfolio is indicated below following a brief description of the Adviser. The SAI provides additional information about the portfolio manager's compensation, other accounts managed and the person's ownership of securities in the Portfolio.


The Trust and the Manager have received an exemptive order from the Securities and Exchange Commission that permits the Manager, subject to certain conditions, and without the approval of shareholders to: (a) employ a new unaffiliated investment adviser for the Portfolio pursuant to the terms of a new investment advisory agreement, in each case either as a replacement for an existing Adviser or as an additional Adviser; (b) change the terms of any investment advisory agreement; and (c) continue the employment of an existing Adviser on the same advisory contract terms where a contract has been assigned because of a change in control of the Adviser. In such circumstances, shareholders would receive notice of such action, including the information concerning the new Adviser that normally is provided in a proxy statement.

The Manager pays the Adviser a fee based on the Portfolio's average daily net assets. The Portfolio is not responsible for the fees paid to the Adviser.


T. ROWE PRICE ASSOCIATES, INC. ("T. Rowe Price"), 100 East Pratt Street, Baltimore, Maryland 21202, is the Adviser to the Portfolio. T. Rowe Price was founded in 1937. As of December 31, 2007, T. Rowe Price and its affiliates managed approximately $400.0 billion in assets for individual and institutional investor accounts. T. Rowe Price is a wholly-owned subsidiary of T. Rowe Price Group, Inc., a publicly traded financial services holding company.


  . The investment management decisions for the Portfolio are made by an Investment Advisory Committee. BRIAN W. H. BERGHUIS acts as Chairman of the Committee. The Committee Chairman has day-to-day responsibility for managing the Portfolio and works with the Committee in developing and executing the Portfolio's investment program. Mr. Berghuis has been chairman of the T. Rowe Price Mid-Cap Growth Fund's committee since 1992. He joined T. Rowe Price in 1985 and has been managing investments since 1988.


DISTRIBUTION PLANS

The Portfolio has adopted for its Class B and Class E shares a plan pursuant to Rule 12b-1 under the 1940 Act (the "Plan") and pursuant to the Plan, entered into a Distribution Agreement with MetLife Investors Distribution Company, located at 5 Park Plaza, Suite 1900, Irvine, California, 92614. MetLife Investors Distribution Company is an affiliate of the Manager, and serves as principal underwriter for the Trust. The Plan permits the use of Trust assets to help finance the distribution of the shares of the Portfolio. Under the Plan, the Trust, on behalf of the Portfolio, is permitted to pay to various service providers up to 0.50% for

Class B and up to 0.25% for Class E of the average daily net assets of the Portfolio allocated, as applicable, to Class B and Class E shares as payment for services rendered in connection with the distribution of the shares of the Portfolio. Currently, payments with respect to Class B and Class E shares are limited to 0.25% and 0.15%, respectively, of average net assets, which amount may be increased to the full Plan amount by the Trustees of the Trust without shareholder approval. Because these fees are paid out of Trust assets on an on-going basis, over time these costs will increase the cost of your investment and may cost you more than other types of sales charges.


YOUR INVESTMENT

SHAREHOLDER INFORMATION

The separate accounts of MetLife are the record owners of the Portfolio's shares. Any reference to the shareholder in this Prospectus technically refers to those separate accounts and not to you, the Contract owner. The legal rights of you, the Contract owner, are different from the legal rights of the record owner.

However, MetLife is required to solicit instructions from Contract owners when voting on shareholder issues. Any voting by MetLife as shareholder would therefore reflect the actual votes of Contract owners. Neither the Securities and Exchange Commission nor MetLife requires any specific minimum percentage of Contract owners to vote in order for MetLife to echo vote the remaining unvoted votes. MetLife seeks to obtain a reasonable level of turnout given the particular voting trend. MetLife may use various methods of encouraging Contract owners to vote, including additional solicitations. The practice of echo voting means that a minority of Contract owners may, in practice, determine whether an item passes or fails. Please see "Voting Rights" in the prospectus for the Contracts for more information on your voting rights.

DISCLOSURE OF PORTFOLIO HOLDINGS


Shares of the Trust are offered only to separate accounts of the Insurance Companies. The following information is generally made available on one or more of the Insurance Company websites (including www.metlifeinvestors.com): (i) the ten largest portfolio holdings of the Portfolio; (ii) unless the Adviser has objected, the percentage of the Portfolio's net assets that each of the portfolio holdings represents; and (iii) the percentage of the Portfolio's net assets that these holdings represent in the aggregate. Unless the Adviser has objected, this information is posted on the website as early as on or about the tenth business day following the calendar quarter and no later than on or about the first business day of the second month following the calendar quarter. The Trust may exclude any portion of these holdings from the posting when deemed in the best interest of the Trust. These postings generally remain until replaced by new postings as described above. For these purposes, the Portfolio's ten largest portfolio holdings are not considered to include swaps, futures, or forward currency transactions or transactions transmitted to the Trust's custodian after certain established cut-off times.


A description of the Portfolio's policies and procedures with respect to the disclosure of the Portfolio's portfolio securities is available in the SAI.

DIVIDENDS, DISTRIBUTIONS AND TAXES

DIVIDENDS AND DISTRIBUTIONS

The Portfolio intends to distribute substantially all of its net investment income, if any. The Portfolio distributes its dividends from its net investment income to MetLife's separate accounts at least once a year and not to you, the Contract owner. These distributions are in the form of additional shares and not cash. The result is that the Portfolio's investment performance, including the effect of dividends, is reflected in the cash value of the Contracts. Please see the Contract prospectus for more information.

All net realized long- or short-term capital gains of the Portfolio are also declared once a year and reinvested in the Portfolio.

TAXES

Please see the Contract prospectus for a discussion of the tax impact on you resulting from the income taxes the separate accounts owe as a result of their ownership of the Portfolio's shares and their receipt of dividends and capital gains.

The Portfolio expects to qualify and to continue to qualify as a regulated investment company under Subchapter M of the Code. As qualified, the Portfolio is not subject to federal income tax on that part of its taxable income that it distributes to you. Taxable income consists generally of net investment income, and any capital gains. It is the Portfolio's intention to distribute all such income and gains.

Shares of the Portfolio are currently offered only to the separate accounts of MetLife. Separate accounts are insurance company separate accounts that fund life insurance policies and annuity contracts. Under the Code, an insurance company pays no tax with respect to income of a qualifying separate account when the income is properly allocable to the value of eligible variable annuity or variable life insurance contracts. For a discussion of the taxation of life insurance companies and the separate accounts, as well as the tax treatment of the policies and annuity contracts and the holders thereof, see the discussion of federal income tax considerations included in the prospectus for the Contracts.

Section 817(h) of the Code and the regulations thereunder impose "diversification" requirements on the assets underlying a Contract. The Portfolio intends to maintain diversification which will allow each Contract to satisfy these requirements. These requirements are in addition to the diversification requirements imposed on the Portfolio by Subchapter M and the 1940 Act. Technically, the section 817(h) requirements provide that, with limited exceptions, as of the end of each calendar quarter or within thirty days thereafter no more than 55% of the assets underlying a Contract may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments, and no more than 90% by any four investments. For this purpose, an investment in the Portfolio is treated not as a single investment but as an investment in each asset owned by the Portfolio, so long as shares of the Portfolio are owned only by separate accounts of insurance companies, by qualified pension and retirement plans, and by a limited class of other investors. The Portfolio is and will be so owned. Thus so long as the Portfolio meets the section 817(h) diversification tests, each Contract will also meet those tests. See the prospectus for the Contracts.

The foregoing is only a summary of some of the important federal income tax considerations generally affecting the Portfolio and you; see the SAI for a more detailed discussion. You are urged to consult your tax advisers.

REPORT TO POLICYHOLDERS

The fiscal year of the Portfolio ends on December 31 of each year. The Trust will send to you, at least semi-annually, reports which show the Portfolio's composition and other information. An annual report, with audited information, will be sent to you each year.

SALES AND PURCHASES OF SHARES


The Trust does not sell its shares directly to the public. The Trust continuously sells Class A, Class B and Class E shares of the Portfolio only to the separate accounts of MetLife to fund Contracts. The Trust could also offer shares to other separate accounts of other insurers if approved by the Board of Trustees.


PURCHASE AND REDEMPTION OF SHARES

MetLife Investors Distribution Company is the principal underwriter and distributor of the Trust's shares. MetLife Investors Distribution Company places orders for the purchase or redemption of shares of the Portfolio based on, among other things, the amount of net Contract premiums or purchase payments transferred to the separate accounts, transfers to or from a separate account investment division and benefit payments to be effected on a given date pursuant to the terms of the Contract. Such orders are effected, without sales charge, at the net asset value per share for the Portfolio determined on that same date. The Trust reserves the right to reject or limit all or part of any purchase or exchange order for any reason.

The Portfolio is available as an investment option under a number of different variable insurance products, many of which do not limit the number of transfers among the available underlying funds. A large number of transfers could raise transaction costs for the Portfolio and could require the Adviser to maintain increased cash reserves, which could harm performance in rising markets.


Shares of the Portfolio are sold and redeemed at their net asset value without the imposition of any sales commission or redemption charge. Class A shares are not subject to a Rule 12b-1 fee. Class B and Class E shares are subject to a Rule 12b-1 fee of 0.25% and 0.15%, respectively, of average daily net assets. (However, certain sales or other charges may apply to the Contract, as described in the Contract prospectus.) Under certain circumstances, redemption proceeds may be paid in securities or other property rather than in cash if the Manager determines it is in the best interests of the Trust.


MARKET TIMING

The Trust's Board of Trustees has adopted certain procedures, described below, to discourage certain types of trading in Portfolio shares that may be harmful to long-term investors, specifically (i) trading that is designed to exploit pricing inefficiencies and thereby dilute the returns of long-term investors; or (ii) frequent trading by an investor that generates sufficiently volatile cash flows to be disruptive to a portfolio manager's ability to manage the Portfolio's assets ((i) or (ii), "market timing"). The Trust is not intended for investment by market timers. The Trust does not knowingly accommodate market timing in the Portfolio and, to the Trust's knowledge, there are no arrangements currently in place that are designed to permit any contract owner to engage in market timing. As discussed above, the Trust reserves the right to reject or limit all or part of any purchase or exchange order for any reason.


The Trust requires that the insurance company separate accounts that invest in the Portfolios have in place policies and procedures reasonably designed to detect and deter market timing in the separate accounts by contract owners. In addition, the Manager monitors cashflows of certain Portfolios identified as presenting pricing inefficiencies that could potentially be exploited by market timers, and, with respect to each Portfolio, conducts certain tests to help detect cash outflows or cashflow volatility that may be disruptive to a portfolio manager's ability to manage the Portfolio. If, based on such monitoring, the Manager believes (i) that a Portfolio's cash flows may reflect a pattern of market timing or (ii) that a Portfolio's cash flows may reflect frequent trading that is disruptive to the management of the Portfolio and it is appropriate given the context of the cash flow volatility (e.g., type of Portfolio, amount of assets), the Manager will refer the matter to the appropriate insurance company or companies.

Further, in accordance with Rule 22c-2 under the 1940 Act, the Trust has contracted with insurance separate accounts to enable it to request and receive information regarding transactions in the shares of the Trust's Portfolios and limit transactions that violate the Trust's policies on market timing.


If the Trust finds that any insurance company has in place inadequate policies and procedures, with respect to a particular separate account, to detect and deter market timing in Portfolio shares and there is evidence of market timing in that separate account, the Trust or any of its Portfolios may be discontinued as an investment option of that separate account. In such an event, all contract owners of such separate account would no longer be able to make new investments in the Trust or any of its Portfolios. The Trust reserves the right to modify this policy, including any procedures established from time to time to effectuate this policy, at any time without notice.

LIMITATIONS ON THE TRUST'S ABILITY TO DETECT AND DETER MARKET TIMING

The Portfolio is available as an investment option under a number of different variable insurance products. Owners of these variable insurance products transfer value among sub-accounts of the insurance company separate accounts by contacting the insurance companies. The resulting purchases and redemptions of Portfolio shares are made through omnibus accounts of the insurance companies. The right of an owner of such a variable insurance product to transfer among sub-accounts is governed by a contract between the insurance company and such owner. Many of these contracts do not limit the number of transfers among the available underlying funds that a contract owner may make. The terms of these contracts, the presence of financial intermediaries (including the insurance companies) between the Trust and contract owners, the utilization of omnibus accounts by these intermediaries and other factors such as state insurance laws may limit the Trust's ability to detect and deter market timing. Multiple tiers of such financial intermediaries may further compound the Trust's difficulty in detecting and deterring such market timing activities.

RISKS ASSOCIATED WITH MARKET TIMING GENERALLY

While the Trust will try to detect and deter market timing by utilizing the procedures described above, these procedures may not be successful in identifying or deterring market timing. By realizing profits through short-term trading, contract owners that engage in market timing activities may dilute the value of shares held by long-term investors. Cashflow volatility resulting from frequent trading of Portfolio shares, especially involving large dollar amounts, may disrupt a portfolio manager's ability to manage the Portfolio's assets. Frequent trading may be disruptive if it makes it difficult for the Portfolio to implement its long-term investment strategies, for example by causing the Portfolio to maintain a higher level of its assets in cash to accommodate such frequent trading. Frequent trading may also be disruptive if it forces the Portfolio to sell portfolio securities at inopportune times to raise cash to accommodate such trading activity. In addition, frequent trading may cause the Portfolio to incur increased expenses. For example, as a result of such frequent trading, the Portfolio may be forced to liquidate investments and thereby incur increased brokerage costs. All of these factors may adversely affect Portfolio performance.


Associated with an investment in the Portfolio that itself invests in securities that are, for example, thinly traded, traded infrequently, or relatively less liquid is the risk that the current market price for the securities may not accurately reflect current market values. A market timer may seek to engage in strategies designed to take advantage of these pricing differences ("price arbitrage") and thereby dilute the returns of long-term investors. Portfolios that may be adversely affected by price arbitrage include those Portfolios that significantly invest in small cap equity securities and in certain fixed-income securities, such as high yield bonds.


A Portfolio that invests significantly in foreign securities may be particularly susceptible to strategies designed to exploit pricing inefficiencies. This is because foreign securities are typically traded on markets that close well before the time the Portfolio calculates its net asset value (typically at 4:00 p.m. Eastern Time), which gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities. The time zone differences among international stock markets can allow a market timer engaging in certain strategies to exploit differences in Portfolio share prices that are based on closing prices of foreign securities established some time before the Portfolio calculates its own share price (a type of price arbitrage referred to as "time zone arbitrage"). As discussed more fully below, the Trust has procedures, referred to as fair value pricing, that allow the Trust to adjust closing market prices of foreign securities to reflect what is believed to be the fair value of those securities at the time the Portfolio calculates its net asset value. While there is no assurance, the Portfolio expects that the use of fair value pricing will reduce a market timer's ability to engage in time zone arbitrage to the detriment of Portfolio shareholders.

VALUATION OF SHARES


The Portfolio's net asset value ("NAV") per share is ordinarily determined once daily, as of the close of the regular session of business on the New York Stock Exchange (NYSE) (usually at 4:00 p.m., Eastern Time), on each day the NYSE is open. To the extent that the Portfolio's assets are traded in other markets when the NYSE is closed, the value of the Portfolio's assets may be effected on days when the Trust is not open for business. In addition, trading in some of the Portfolio's assets may not occur when the Trust is open for business.

NAV of a Portfolio share is computed by dividing the value of the net assets of the Portfolio by the total number of shares outstanding in the Portfolio. Share prices for any transaction are those next calculated after receipt of an order.


Except for money market instruments maturing in 60 days or less and foreign securities as discussed below, securities held by the Portfolio are valued at market value. If market values are not readily available, or if available market quotations are not reliable, securities are priced at their fair value as determined by the Valuation Committee of the Trust's Board of Trustees using procedures approved by the Board of Trustees. The Portfolio may use fair value pricing if the value of a security has been materially affected by events occurring before the Portfolio's calculation of NAV but after the close of the primary markets on which the security is traded. The Portfolio may also use fair value pricing if reliable market quotations are unavailable due to infrequent trading or if trading in a particular security was halted during the day and did not resume prior to the Portfolio's calculation of NAV. The use of fair value pricing has the effect of valuing a security based upon the price the Portfolio might reasonably expect to receive if it sold that security but does not guarantee that the security can be sold at the fair value price. Further, because of the inherent uncertainty of fair valuation, a fair valuation price may differ significantly from the value that would have been used had a ready market for the investment existed, and these differences could be material. With respect to any portion of the Portfolio's assets that is invested in other open-end investment companies, that portion of the Portfolio's NAV is calculated based on the NAV of that investment company. The prospectus for the other investment company explains the circumstances and effects of fair value pricing for that investment company.

The Portfolio has retained a third party pricing service to automatically fair value each of its investments that is traded principally on a foreign exchange or market, subject to adjustment by the Trust's Valuation Committee. The Valuation Committee will regularly monitor and review the services provided by the pricing service to the Portfolio and periodically report to the Board on the pricing services' performance.

Money market instruments maturing in 60 days or less are valued on the amortized cost basis.

FINANCIAL HIGHLIGHTS


The following financial highlights table is intended to help you understand the Portfolio's Class A, Class B and Class E shares financial performance for the past five years. Certain information reflects financial results for a single Portfolio share. Total return in the table shows how much an investment in the Portfolio would have increased (or decreased) during each period (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, whose report is included in the Annual Report of the Portfolio, which is available upon request.

  T. ROWE PRICE MID CAP GROWTH PORTFOLIO



                                                         FOR THE YEARS ENDED DECEMBER 31,
                                                      ---------------------------------------
CLASS A                                               2007(A) 2006(A) 2005(A) 2004(A) 2003(A)
---------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                   $8.76   $8.49    $7.55   $6.39   $4.66
                                                      ------  ------  ------- ------- -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME (LOSS)                            0.02    0.03   (0.01)  (0.03)  (0.02)
NET REALIZED AND UNREALIZED GAINS                       1.50    0.53     1.13    1.19    1.75
                                                      ------  ------  ------- ------- -------
TOTAL FROM INVESTMENT OPERATIONS                        1.52    0.56     1.12    1.16    1.73
                                                      ------  ------  ------- ------- -------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                  (0.02)      --       --      --      --
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS         (0.43)  (0.29)   (0.18)      --      --
                                                      ------  ------  ------- ------- -------
TOTAL DISTRIBUTIONS                                   (0.45)  (0.29)   (0.18)      --      --
                                                      ------  ------  ------- ------- -------
NET ASSET VALUE, END OF PERIOD                         $9.83   $8.76    $8.49   $7.55   $6.39
                                                      ------  ------  ------- ------- -------
TOTAL RETURN                                          17.85%   6.56%   14.87%  18.15%  37.12%
                                                      ------  ------  ------- ------- -------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)               $524.2  $386.8   $258.6  $145.7   $34.8
RATIOS TO AVERAGE NET ASSETS(1):

EXPENSES**                                             0.78%   0.81%    0.80%   0.90%   0.91%
NET INVESTMENT INCOME (LOSS)                           0.16%   0.32%  (0.08)% (0.41)% (0.37)%
PORTFOLIO TURNOVER RATE                                35.5%   33.7%    23.0%   51.7%   56.5%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                               0.80%   0.81%    0.81%  0.83%*  0.92%*
RATIO OF EXPENSES TO AVERAGE NET ASSETS AFTER BROKER
REBATES:**                                               N/A     N/A      N/A     N/A   0.83%

--------------------------------------------------------------------------------


* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.

** Prior to 05/01/2003, broker rebates were excluded from the calculation of the expense limitation.

N/A Not applicable
(a) Net investment income (loss) per share was calculated using average shares outstanding.

                                         T. ROWE PRICE MID CAP GROWTH PORTFOLIO



                                                         FOR THE YEARS ENDED DECEMBER 31,
                                                      ---------------------------------------
CLASS B                                               2007(A) 2006(A) 2005(A) 2004(A) 2003(A)
---------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                    $8.62  $8.38    $7.47   $6.34   $4.64
                                                      ------- ------  ------- ------- -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME (LOSS)                           (0.01)   0.01   (0.03)  (0.05)  (0.04)
NET REALIZED AND UNREALIZED GAINS                        1.48   0.52     1.12    1.18    1.74
                                                      ------- ------  ------- ------- -------
TOTAL FROM INVESTMENT OPERATIONS                         1.47   0.53     1.09    1.13    1.70
                                                      ------- ------  ------- ------- -------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                  (0.00)+     --       --      --      --
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS          (0.43) (0.29)   (0.18)      --      --
                                                      ------- ------  ------- ------- -------
TOTAL DISTRIBUTIONS                                    (0.43) (0.29)   (0.18)      --      --
                                                      ------- ------  ------- ------- -------
NET ASSET VALUE, END OF PERIOD                          $9.66  $8.62    $8.38   $7.47   $6.34
                                                      ------- ------  ------- ------- -------
TOTAL RETURN                                           17.64%  6.16%   14.63%  17.82%  36.64%
                                                      ------- ------  ------- ------- -------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                $523.0 $453.6   $422.6  $345.0  $307.7
RATIOS TO AVERAGE NET ASSETS(1):

EXPENSES**                                              1.03%  1.05%    1.05%   1.16%   1.18%
NET INVESTMENT INCOME (LOSS)                          (0.08)%  0.12%  (0.34)% (0.69)% (0.64)%
PORTFOLIO TURNOVER RATE                                 35.5%  33.7%    23.0%   51.7%   56.5%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                1.05%  1.06%    1.06%  1.07%*  1.16%*
RATIO OF EXPENSES TO AVERAGE NET ASSETS AFTER BROKER
REBATES:**                                                N/A    N/A      N/A     N/A   1.12%

--------------------------------------------------------------------------------

+  Rounds to less than $0.005 per share.

* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.

** Prior to 05/01/2003, broker rebates were excluded from the calculation of the expense limitation.

N/A Not applicable
(a) Net investment income (loss) per share was calculated using average shares outstanding.

  T. ROWE PRICE MID CAP GROWTH PORTFOLIO



                                                         FOR THE YEARS ENDED DECEMBER 31,
                                                      ---------------------------------------
CLASS E                                               2007(A) 2006(A) 2005(A) 2004(A) 2003(A)
---------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                   $8.67   $8.42    $7.50   $6.36   $4.65
                                                      ------  ------  ------- ------- -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME (LOSS)                           0.00+    0.02   (0.02)  (0.04)  (0.03)
NET REALIZED AND UNREALIZED GAINS                       1.49    0.52     1.12    1.18    1.74
                                                      ------  ------  ------- ------- -------
TOTAL FROM INVESTMENT OPERATIONS                        1.49    0.54     1.10    1.14    1.71
                                                      ------  ------  ------- ------- -------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                  (0.01)      --       --      --      --
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS         (0.43)  (0.29)   (0.18)      --      --
                                                      ------  ------  ------- ------- -------
TOTAL DISTRIBUTIONS                                   (0.44)  (0.29)   (0.18)      --      --
                                                      ------  ------  ------- ------- -------
NET ASSET VALUE, END OF PERIOD                         $9.72   $8.67    $8.42   $7.50   $6.36
                                                      ------  ------  ------- ------- -------
TOTAL RETURN                                          17.62%   6.38%   14.70%  17.92%  36.77%
                                                      ------  ------  ------- ------- -------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                $37.3   $25.0    $25.4   $21.5   $10.8
RATIOS TO AVERAGE NET ASSETS(1):

EXPENSES**                                             0.93%   0.95%    0.95%   1.05%   1.08%
NET INVESTMENT INCOME (LOSS)                          0.00%+   0.22%  (0.24)% (0.57)% (0.54)%
PORTFOLIO TURNOVER RATE                                35.5%   33.7%    23.0%   51.7%   56.5%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                               0.95%   0.96%    0.96%  0.97%*  1.06%*
RATIO OF EXPENSES TO AVERAGE NET ASSETS AFTER BROKER
REBATES:**                                               N/A     N/A      N/A     N/A   1.01%

--------------------------------------------------------------------------------

+  Rounds to less than $0.005 per share.

* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.

** Prior to 05/01/2003, broker rebates were excluded from the calculation of the expense limitation.

N/A Not applicable
(a) Net investment income (loss) per share was calculated using average shares outstanding.

FOR MORE INFORMATION

If you would like more information about the Portfolio, the following documents are available to you free upon request:

ANNUAL/SEMI-ANNUAL REPORTS

Contain additional information about the Portfolio's performance. In the Portfolio's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION ("SAI")

Provides a fuller technical and legal description of the Portfolio's policies, investment restrictions, and business structure. The SAI is legally considered to be a part of this Prospectus.

IF YOU WOULD LIKE A COPY OF THE CURRENT VERSIONS OF THESE DOCUMENTS, OR OTHER INFORMATION ABOUT THE PORTFOLIO, CONTACT:

                          MET INVESTORS SERIES TRUST
                           5 PARK PLAZA, SUITE 1900
                           IRVINE, CALIFORNIA 92614

                                1-800-848-3854

Free copies of the SAI and Annual and Semi-Annual Reports are available at the following website: www.metlifeinvestors.com

Information about the Portfolio, including the Annual and Semi-annual Reports and SAI, may also be obtained from the Securities and Exchange Commission ("SEC"):

[_] IN PERSONReview and copy documents in the SEC's Public Reference Room in
             Washington, D.C. (for information call 202-551-8090).

[_] ON LINE  Retrieve information from the EDGAR database on the SEC's web site at: http://www.sec.gov.

[_] BY MAIL  Request documents, upon payment of a duplicating fee, by writing to SEC, Public Reference Section, Washington, D.C. 20549 or by e-mailing the SEC at publicinfo@sec.gov.

                             SEC FILE # 811-10183

                                 MET INVESTORS
                            S E R I E S   T R U S T



                    Third Avenue Small Cap Value Portfolio


                          Class A and Class B Shares


                                __PROSPECTUS__


                                APRIL 28, 2008




Like all securities, these securities have not been approved or disapproved by the
    Securities and Exchange Commission, nor has the Securities and Exchange
      Commission passed upon the accuracy or adequacy of this Prospectus.
           Any representation to the contrary is a criminal offense.

                           ____TABLE OF CONTENTS____


                                                           PAGE

             INTRODUCTION                                   3
                Understanding the Trust                     3
                Understanding the Portfolio                 3

             THE PORTFOLIO                                  4

               INVESTMENT SUMMARY                           4
                Third Avenue Small Cap Value Portfolio      5

               ADDITIONAL INVESTMENT STRATEGIES             10
               MANAGEMENT                                   15
                The Manager                                 15
                The Adviser                                 15
                Distribution Plan                           16

             YOUR INVESTMENT                                17
                Shareholder Information                     17
                Dividends, Distributions and Taxes          17
                Sales and Purchases of Shares               19

             FINANCIAL HIGHLIGHTS                           23

             FOR MORE INFORMATION                       Back Cover

INTRODUCTION

UNDERSTANDING THE TRUST


Met Investors Series Trust (the "Trust") is an open-end management investment company that offers a selection of fifty-two managed investment portfolios or mutual funds. Only one of these portfolios is offered through this Prospectus (the "Portfolio"). Please see the Investment Summary section of this Prospectus for specific information on the Portfolio.


  INVESTING THROUGH A VARIABLE INSURANCE CONTRACT


  Class A and Class B shares of the Portfolio are currently only sold to separate accounts of Metropolitan Life Insurance Company and certain of its affiliates (collectively, "MetLife" or the "Insurance Companies") to fund the benefits under certain individual flexible premium variable life insurance policies and individual and group variable annuity contracts (collectively, "Contracts"). As a Contract owner, your premium payments are allocated to the Portfolio in accordance with your Contract.

  A particular class of the Portfolio may not be available under the Contract you have chosen. The prospectus for the Contracts shows the classes available to you. Please read this Prospectus carefully. It provides information to assist you in your decision. If you would like additional information about the Portfolio, please request a copy of the Statement of Additional Information ("SAI"). For details about how to obtain a copy of the SAI and other reports and information, see the back cover of this Prospectus. The SAI is incorporated by reference into this Prospectus.


  The Portfolio's name and investment objective are very similar to a certain publicly available mutual fund that is managed by the same investment adviser. The Portfolio in this Prospectus is not that publicly available mutual fund and will not have the same performance. Different performance will result from such factors as different implementation of investment policies, different investment restrictions, different cash flows into and out of the Portfolio, different fees and expenses, and different asset sizes.

UNDERSTANDING THE PORTFOLIO

After this Introduction you will find an Investment Summary for the Portfolio. The Investment Summary presents important facts about the Portfolio, including information about its investment objective, principal investment strategy, primary risks, fees and expenses and past performance.


 PLEASE SEE THE CONTRACT PROSPECTUS FOR A DETAILED EXPLANATION OF YOUR CONTRACT.

                                 THE PORTFOLIO


 THE PORTFOLIO IN THIS PROSPECTUS IS A MUTUAL FUND: A POOLED INVESTMENT THAT IS PROFESSIONALLY MANAGED AND THAT GIVES YOU THE OPPORTUNITY TO PARTICIPATE IN FINANCIAL MARKETS. THE PORTFOLIO STRIVES TO REACH ITS STATED INVESTMENT OBJECTIVE, WHICH CAN BE CHANGED WITHOUT SHAREHOLDER APPROVAL. AS WITH ALL MUTUAL FUNDS, THERE IS NO GUARANTEE THAT THE PORTFOLIO WILL ACHIEVE ITS INVESTMENT OBJECTIVE.


 THE PORTFOLIO'S ADVISER MAY SELL A PORTFOLIO SECURITY WHEN THE VALUE OF THE INVESTMENT REACHES OR EXCEEDS ITS ESTIMATED FAIR VALUE, TO TAKE ADVANTAGE OF MORE ATTRACTIVE INVESTMENT OPPORTUNITIES, WHEN THE ISSUER'S INVESTMENT FUNDAMENTALS BEGIN TO DETERIORATE, WHEN THE PORTFOLIO MUST MEET REDEMPTIONS, OR FOR OTHER INVESTMENT REASONS.


INVESTMENT SUMMARY

The Portfolio summary discusses the following:

    INVESTMENT OBJECTIVE
    What is the Portfolio's investment goal?

    PRINCIPAL INVESTMENT STRATEGY
    How does the Portfolio attempt to achieve its investment goal? What types of investments does it contain? What style of investing and investment philosophy does it follow?

    PRIMARY RISKS
    What are the specific risks of investing in the Portfolio?

    PAST PERFORMANCE
    How well has the Portfolio performed over time?

    FEES AND EXPENSES
    What is the cost of investing in the Portfolio?

In addition to its principal investment strategy, the Portfolio may invest in various types of securities and engage in various investment techniques and practices which are not the principal focus of the Portfolio and therefore are not described in the Investment Summary section of the Prospectus. These other securities and investment techniques and practices in which the Portfolio may engage, together with their risks, are briefly discussed in "Additional Investment Strategies" in this Prospectus.

The SAI provides more detailed information regarding the various types of securities that the Portfolio may purchase and certain investment techniques and practices of its Adviser.

The Contracts may be sold by banks. AN INVESTMENT IN THE PORTFOLIO THROUGH A CONTRACT IS NOT A DEPOSIT OR OBLIGATION OF, OR GUARANTEED BY, ANY BANK, AND IS NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY OF THE U.S. GOVERNMENT.

                    THIRD AVENUE SMALL CAP VALUE PORTFOLIO

INVESTMENT OBJECTIVE:

Long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGY:


The Portfolio seeks to achieve its objective by investing at least 80% of its assets in a portfolio of equity securities of companies having market capitalizations within the range of capitalizations of companies in the Russell 2000 Index, the S&P SmallCap 600 Index or the Dow Jones Wilshire U.S. Small-Cap Index at the time of the investment, during the most recent 12-month period (based on month-end data). The Portfolio may continue to hold or buy additional stock in a company that exceeds this range if the stock remains attractive. The Portfolio may also invest up to 35% of its total assets in foreign securities.


The Portfolio adheres to a strict value discipline in selecting investments. The Portfolio's Adviser identifies investment opportunities through intensive research of individual companies and generally does not focus on stock market conditions and other macro factors. The Portfolio may seek investments in the securities of companies in industries that are temporarily depressed. The Portfolio follows a strategy of "buy and hold." The Portfolio will generally sell an investment only when there has been a fundamental change in the business or capital structure of the company which significantly affects the investment's inherent value or when the Adviser believes that the market value of an investment is overpriced relative to its intrinsic value.



PRIMARY RISKS:

The value of your investment in the Portfolio may be affected by one or more of the following risks, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate. Please note that there are many other circumstances that could adversely affect your investment and prevent the Portfolio from reaching its objective, which are not described here.


MARKET RISK. The Portfolio's share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including disappointing corporate earnings, adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or a company may deteriorate. In addition, an assessment by the Portfolio's Adviser of particular companies may prove incorrect, resulting in losses or poor performance by those holdings, even in a rising market. The Portfolio could also miss attractive investment opportunities if its Adviser underweights markets or industries where there are significant returns, and could lose value if the Adviser overweights markets or industries where there are significant declines.


MARKET CAPITALIZATION RISK. Stocks fall into three broad market capitalization categories--large, medium and small. Investing primarily in one category carries the risk that due to current market conditions that category may be out of favor. If valuations of large capitalization companies appear to be greatly out of proportion to the valuations of small or medium capitalization companies, investors may migrate to the stocks of small and mid-sized companies causing a Portfolio that invests in these companies to increase in value more rapidly than a Portfolio that invests in larger, fully-valued companies. Larger more established companies may also be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion. Investing in medium and small capitalization companies may be subject to special risks associated with narrower product lines, more limited financial resources, smaller management groups, and a more limited trading market for their stocks as compared with larger companies. Securities of smaller capitalization issuers may therefore be subject to greater price volatility and may decline more significantly in market downturns than securities of larger companies. In some cases, these companies may be relatively new issuers (I.E., those having continuous operation histories of less than three years) which carries other risks in addition to the risks of other medium and small capitalization companies. New issuers may be more speculative because such companies are relatively unseasoned. These companies will often be involved in the development or marketing of a new product with no established market, which could lead to significant losses.

INVESTMENT STYLE RISK. Different investment styles tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. The Portfolio may outperform or underperform other funds that employ a different investment style. The Portfolio may also employ a combination of styles that impact its risk characteristics. Examples of different investment styles include growth and value investing. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's growth of earnings potential. Also, since growth companies usually invest a high portion of earnings in their business, growth stocks may lack the dividends of some value stocks that can cushion stock prices in a falling market. Growth oriented funds will typically underperform when value investing is in favor. Value stocks are those which are undervalued in comparison to their peers due to adverse business developments or other factors. Value investing carries the risk that the market will not recognize a security's inherent value for a long time, or that a stock judged to be undervalued may actually be appropriately priced or overvalued. Value oriented funds will typically underperform when growth investing is in favor.

FOREIGN INVESTMENT RISK. Investments in foreign securities involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject:

  . These risks may include the seizure by the government of company assets, excessive taxation, withholding taxes on dividends and interest, limitations on the use or transfer of portfolio assets, and political or social instability.

  . Enforcing legal rights may be difficult, costly and slow in foreign countries, and there may be special problems enforcing claims against foreign governments.

  . Foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there may be less public information about their operations.

  .  Foreign markets may be less liquid and more volatile than U.S. markets.

  . Foreign securities often trade in currencies other than the U.S. dollar, and the Portfolio may directly hold foreign currencies and purchase and sell foreign currencies. Changes in currency exchange rates will affect the Portfolio's net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of foreign securities. An increase in the strength of the U.S. dollar relative to these other currencies may cause the value of the Portfolio to decline. Certain foreign currencies may be particularly volatile, and foreign governments may intervene in the currency markets, causing a decline in value or liquidity of the Portfolio's foreign currency or securities holdings.

  . Costs of buying, selling and holding foreign securities, including brokerage, tax and custody costs, may be higher than those involved in domestic transactions.

  . In addition, investments in emerging markets include all of the risks of investments in foreign securities and are subject to severe price declines. The economic and political structures of developing nations, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity. Such countries may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners and economies based on only a few industries. For these reasons, all of the risks of investing in foreign securities are heightened by investing in emerging markets countries. The markets of developing countries have been more volatile than the markets of developed countries with more mature economies. These markets often have provided significantly higher or lower rates of return than developed markets, and significantly greater risks, to investors.

 PORTFOLIO MANAGEMENT:

..  Third Avenue Management LLC see page 16

..  For financial highlights see page 23


PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

The bar chart below shows you the performance of the Portfolio's Class B shares for each full calendar year since its inception and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart.


                                     [CHART]

        Year-by-Year Total Return as of 12/31 of Each Year

             03      04      05      06      07
           ------  ------  ------  ------  ------
           41.41%  26.50%  15.48%  13.13%  -3.02

          High Quarter:   2nd - 2003      +18.25%
          Low Quarter     4th - 2007       -5.37%


The table below compares the Portfolio's Class A and Class B shares' average annual compounded total returns for the 1- and 5-year periods and from inception through 12/31/07 with the Russell 2000 Value Index, an unmanaged index that measures the stock performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values, and the Dow Jones Wilshire U.S. Small-Cap Index, a subset of the Dow Jones Wilshire 5000. The Dow Jones Wilshire U.S. Small-Cap Index represents a float adjusted, market capitalization-weighted portfolio of the next 1,750 largest stocks--from 751 to 2,500 by market capitalization in the Dow Jones Wilshire 5000 at March 31 and September 30 of each year. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.



            Average Annual Total Return as of 12/31/07
-------------------------------------------------------------------
                                                  Since   Inception
                                  1 Year 5 Year Inception   Date
--------------------------------- ------ ------ --------- ---------
Class A                           -2.79% 18.03%   12.05%   5/1/02
Class B                           -3.02% 17.78%   11.81%   5/1/02
Russell 2000 Value Index          -9.78% 15.80%    8.96%*
DowJones Wilshire Small-Cap Index  1.90% 17.90%   10.94%*
* Index performance is from 5/1/02.

FEES AND EXPENSES:


The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2007, and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE


Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)


                                          Class A Class B
---------------------------------------------------------
Management Fee                             0.73%   0.73%
---------------------------------------------------------
12b-1 Fees                                 None    0.25%
---------------------------------------------------------
Other Expenses                             0.03%   0.03%
---------------------------------------------------------
Total Annual Portfolio Operating Expenses  0.76%   1.01%
---------------------------------------------------------




EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.


The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.


EXAMPLE OF PORTFOLIO EXPENSES


         Class A  Class B
--------------------------
1 Year   $     78 $    104
--------------------------
3 Years  $    244 $    323
--------------------------
5 Years  $    424 $    560
--------------------------
10 Years $    945 $  1,241
--------------------------

ADDITIONAL INVESTMENT STRATEGIES

In addition to the principal investment strategies discussed in the Portfolio's Investment Summary, the Portfolio may at times invest a portion of its assets in the investment strategies and may engage in certain investment techniques as described below. The SAI provides a more detailed discussion of certain of these and other securities and indicates if the Portfolio is subject to any limitations with respect to a particular investment strategy. These strategies and techniques may involve risks. (PLEASE NOTE THAT SOME OF THESE STRATEGIES MAY BE A PRINCIPAL INVESTMENT STRATEGY FOR THE PORTFOLIO AND CONSEQUENTLY ARE ALSO DESCRIBED IN THE PORTFOLIO'S INVESTMENT SUMMARY.) The Portfolio is not limited by this discussion and may invest in other types of securities not precluded by the policies discussed elsewhere in this Prospectus.

COLLATERALIZED MORTGAGE OBLIGATIONS (CMOS). CMOs are fixed income securities secured by mortgage loans and other mortgage-backed securities and are generally considered to be derivatives. CMOs may be issued or guaranteed by the U.S. Government or its agencies or instrumentalities or collateralized by a portfolio of mortgages or mortgage-related securities guaranteed by such an agency or instrumentality or may be non-U.S. Government guaranteed.

CMOs carry general fixed income securities risks, such as credit risk and interest rate risk, and risks associated with mortgage-backed securities, including prepayment risk, which is the risk that the underlying mortgages or other debt may be refinanced or paid off prior to their maturities during periods of declining interest rates. In that case, the Adviser may have to reinvest the proceeds from the securities at a lower rate. Potential market gains on a security subject to prepayment risk may be more limited than potential market gains on a comparable security that is not subject to prepayment risk.

CONVERTIBLE SECURITIES. Convertible securities are preferred stocks or bonds that pay a fixed dividend or interest payment and are convertible into common stock at a specified price or conversion ratio.

Traditionally, convertible securities have paid dividends or interest rates higher than common stocks but lower than nonconvertible securities. They generally participate in the appreciation or depreciation of the underlying stock into which they are convertible, but to a lesser degree. These securities are also subject to market risk, interest rate risk and credit risk.

DEPOSITARY RECEIPTS. Depositary receipts are receipts for shares of a foreign-based corporation that entitle the holder to dividends and capital gains on the underlying security. Receipts include those issued by domestic banks (American Depositary Receipts), foreign banks (Global or European Depositary Receipts), and broker-dealers (depositary shares).

These instruments are subject to market risk and foreign investment risk.

FOREIGN CURRENCY TRANSACTIONS. Foreign currency transactions are entered into for the purpose of hedging against foreign exchange risk arising from the Portfolio's investment or anticipated investment in securities denominated in foreign currencies. The Portfolio also may enter into these contracts for purposes of increasing exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. Foreign currency transactions include the purchase of foreign currency on a spot (or cash) basis, contracts to purchase or sell foreign currencies at a future date (forward contracts), the purchase and sale of foreign currency futures contracts, and the purchase of exchange traded and over-the-counter call and put options on foreign currency futures contracts and on foreign currencies.

These hedging transactions do not eliminate fluctuations in the underlying prices of the securities which the Portfolio owns or intends to purchase or sell. They simply establish a rate of exchange which can be achieved at some future point in time.

Foreign currency exchange rates may fluctuate significantly over short periods of time. A forward foreign currency exchange contract reduces the Portfolio's exposure to changes in the value of the currency it will deliver and increases its exposure to changes in the value of the currency it will exchange into. Contracts to sell foreign currency will limit any potential gain which might be realized by the Portfolio if the value of the hedged currency increases. In the case of forward contracts entered into for the purpose of increasing return, the Portfolio may sustain losses which will reduce its gross income. Forward foreign currency exchange contracts also involve the risk that the party with which the Portfolio enters the contract may fail to perform its obligations to the Portfolio. The purchase and sale of foreign currency futures contracts and the purchase of call and put options on foreign currency futures contracts and on foreign currencies involve certain risks associated with derivatives.

FOREIGN DEBT SECURITIES. Foreign debt securities are issued by foreign corporations and governments. They may include Eurodollar obligations and Yankee bonds.

Foreign debt securities are subject to foreign investment risk, credit risk and interest rate risk. Securities in developing countries are also subject to the additional risks associated with emerging markets.

FOREIGN EQUITY SECURITIES. Foreign equity securities are subject to foreign investment risk in addition to the risks applicable to domestic equity securities, such as market risk.

HIGH QUALITY SHORT-TERM DEBT OBLIGATIONS, INCLUDING BANKERS' ACCEPTANCES, COMMERCIAL PAPER AND CERTIFICATES OF DEPOSIT ISSUED OR GUARANTEED BY BANK HOLDING COMPANIES IN THE U.S., THEIR SUBSIDIARIES AND FOREIGN BRANCHES OR OF THE WORLD BANK; VARIABLE AMOUNT MASTER DEMAND NOTES AND VARIABLE RATE NOTES ISSUED BY U.S. AND FOREIGN CORPORATIONS.

Commercial paper is a short-term debt obligation with a maturity ranging from one to 270 days issued by banks, corporations, and other borrowers to investors seeking to invest idle cash.

Variable amount master demand notes differ from ordinary commercial paper in that they are issued pursuant to a written agreement between the issuer and the holder, their amounts may be increased from time to time by the holder (subject to an agreed maximum) or decreased by the holder or the issuer, they are payable on demand, the rate of interest payable on them varies with an agreed formula and they are typically not rated by a rating agency. Transfer of such notes is usually restricted by the issuer, and there is no secondary trading market for them. Any variable amount master demand note purchased by the Portfolio will be regarded as an illiquid security.

These instruments are subject to credit risk, interest rate risk and foreign investment risk.

ILLIQUID AND RESTRICTED SECURITIES. The Portfolio may invest a portion of its assets in restricted and illiquid securities, which are investments that the Portfolio cannot easily resell within seven days at current value or that have contractual or legal restriction on resale. Restricted securities include those which are not registered under the Securities Act of 1933, as amended (the "1933 Act"), and are purchased directly from the issuer or in the secondary market (private placements).

If the Portfolio buys restricted or illiquid securities it may be unable to quickly resell them or may be able to sell them only at a price below current value or could have difficulty valuing these holdings precisely.

In recent years, however, a large institutional market has developed for certain securities that are not registered under the 1933 Act, including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

INVESTMENT GRADE DEBT SECURITIES. Investment grade debt securities are securities rated in one of the four highest rating categories by S&P, Moody's or other nationally recognized rating agency. These securities are subject to interest rate risk and credit risk. Securities rated in the fourth investment category by a nationally recognized rating agency (e.g., BBB by S&P and Baa by Moody's) may have speculative characteristics.

INVESTMENTS IN OTHER INVESTMENT COMPANIES, INCLUDING PASSIVE FOREIGN INVESTMENT COMPANIES. When the Portfolio invests in another investment company, it must bear the management and other fees of the investment company, in addition to its own expenses. As a result, the Portfolio may be exposed to duplicate expenses which could lower its value. Investments in passive foreign investment companies also are subject to foreign investment risk.

Passive foreign investment companies are any foreign corporations which generate certain amounts of passive income or hold certain amounts of assets for the production of passive income. Passive income includes dividends, royalties, rent, and annuities.

MORTGAGE-BACKED SECURITIES, INCLUDING GNMA CERTIFICATES, MORTGAGE-BACKED BONDS AND STRIPPED MORTGAGE-BACKED SECURITIES. Mortgage-backed securities include securities backed by Ginnie Mae and Fannie Mae as well as by private issuers. These securities represent collections (pools) of commercial and residential mortgages. These securities are generally pass-through securities, which means that principal and interest payments on the underlying securities (less servicing fees) are passed through to shareholders on a pro rata basis.

These securities carry general fixed income security risks, such as credit risk and interest rate risk, as well as prepayment risk.

PREFERRED STOCKS. Preferred stocks are equity securities that generally pay dividends at a specified rate and have preference over common stock in the payment of dividends and liquidation. Preferred stock generally does not carry voting rights.

Preferred stocks are subject to market risk. In addition, because preferred stocks pay fixed dividends, an increase in interest rates may cause the price of a preferred stock to fall.


REAL ESTATE INVESTMENT TRUSTS. Real estate investment trusts ("REITs") are entities which invest in commercial and other real estate properties. Risks associated with investments in securities of companies in the real estate industry include: decline in the value of real estate; risks related to general and local economic conditions; overbuilding and increased competition; increases in property taxes and operating expenses; changes in zoning laws; casualty or condemnation losses; variations in rental income; changes in neighborhood values; the appeal of properties to tenants; and increases in interest rates. In addition, equity REITs may be affected by changes in the values of the underlying property owned by the trusts, while mortgage REITs may be affected by the quality of credit extended. REITs are dependent upon management skills, may not be diversified and are subject to the risks of financing projects. Such REITs are also subject to heavy cash flow dependency, defaults by borrowers, self liquidation and the possibility of failing to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended (the "Code"), and to maintain exemption from the 1940 Act. In the event an issuer of debt securities collateralized by real estate defaults, it is conceivable that the REITs could end up holding the underlying real estate. The Portfolio, as a shareholder of a REIT, bears a portion of the REIT's annual operating expenses.


REPURCHASE AGREEMENTS. Repurchase agreements involve the purchase of a security by the Portfolio and a simultaneous agreement by the seller (generally a bank or dealer) to repurchase the security from the Portfolio at a specified date or upon demand. This technique offers a method of earning income on idle cash.

Repurchase agreements involve credit risk, i.e., the risk that the seller will fail to repurchase the security, as agreed. In that case, the Portfolio will bear the risk of market value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security.

REVERSE REPURCHASE AGREEMENTS. Reverse repurchase agreements involve the sale of a security by the Portfolio to another party (generally a bank or dealer) in return for cash and an agreement by the Portfolio to buy the security back at a specified price and time.

Reverse repurchase agreements will be used primarily to provide cash to satisfy unusually high redemption requests or for other temporary or emergency purposes. Reverse repurchase agreements are considered a form of borrowing by the Portfolio and, therefore, are a form of leverage. Leverage may cause any gains or losses of the Portfolio to be magnified.

SECURITIES LOANS. For purposes of realizing additional income, the Portfolio may lend securities to broker-dealers or institutional investors approved by the Board of Trustees of the Trust. All securities loans will be made pursuant to agreement requiring the loans to be continuously secured by collateral in cash or high grade debt obligations at least equal at all times to the market value of the loaned securities. The borrower pays to the Portfolio an amount equal to any dividends or interest received on loaned securities. The Portfolio retains all or a portion of the interest received on investment of cash collected or receives a fee from the borrower.

The risk in lending portfolio securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral, or in the recovery of the securities or possible loss of rights in their collateral should the borrower fail financially.

U.S. GOVERNMENT SECURITIES. U.S. Government securities include direct obligations of the U.S. Government that are supported by its full faith and credit, like Treasury bills and GNMA certificates. Treasury bills have initial maturities of less than one year, Treasury notes have initial maturities of one to ten years and Treasury bonds may be issued with any maturity but generally have maturities of at least ten years. U.S. Government securities also include indirect obligations of the U.S. Government that are issued by federal agencies and government-sponsored entities, like bonds and notes issued by the Federal Home Loan Bank and Fannie Mae. Unlike Treasury securities, agency securities generally are not backed by the full faith and credit of the U.S. Government. Some agency securities are supported by the right of the issuer to borrow from the Treasury, others are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations and others are supported only by the credit of the sponsoring agency.

U.S. Government securities are subject to interest rate risk. Credit risk is remote.

DEFENSIVE INVESTMENTS


Under adverse market or economic conditions, the Portfolio could invest for temporary defensive purposes some or all of its assets in money market securities or utilize other investment strategies that may be inconsistent with the Portfolio's principal investment strategy. Temporary defensive instruments generally include U.S. government securities, bank time deposits denominated in the currency of any major nation, commercial paper and repurchase agreements. The Adviser may also invest in these types of securities or hold cash while looking for suitable investment opportunities or to maintain liquidity. Although the Portfolio would employ these measures only in seeking to avoid losses, they could reduce the benefit from an upswing in the market or prevent the Portfolio from meeting its investment objective.


PORTFOLIO TURNOVER

The Portfolio's Adviser will sell a security when it believes it is appropriate to do so, regardless of how long the Portfolio has owned that security. Buying and selling securities generally involves some expense to the Portfolio, such as commissions paid to brokers and other transaction costs. Generally speaking, the higher the Portfolio's annual portfolio turnover rate, the greater its brokerage costs. Increased brokerage costs may adversely affect the Portfolio's performance. Annual turnover rate of 100% or more is considered high and will result in increased costs to the Portfolio. The Portfolio generally intends to purchase securities for long-term investment and therefore will have a relatively low turnover rate.

DOWNGRADES IN FIXED INCOME DEBT SECURITIES

Unless required by applicable law, the Portfolio is not required to sell or dispose of any debt security that either loses its rating or has its rating reduced after the Portfolio purchases the security.

MANAGEMENT

The Trust's Board of Trustees is responsible for managing the business affairs of the Trust. The Trustees meet periodically to review the affairs of the Trust and to establish certain guidelines which the Manager and Adviser are expected to follow in implementing the investment policies and objectives of the Trust. The Trustees also review the management of the Portfolio's assets by the Adviser. Information about the Trustees and executive officers of the Trust is contained in the SAI.

THE MANAGER


Met Investors Advisory, LLC (the "Manager"), 5 Park Plaza, Suite 1900, Irvine, California 92614, has overall responsibility for the general management and administration of the Portfolio. The Manager selects and pays the fees of the Adviser for the Portfolio and monitors the Adviser's investment program. The Manager is an affiliate of MetLife.


As compensation for its services to the Portfolio, the Manager receives monthly compensation at an annual rate of a percentage of the average daily net assets of the Portfolio as follows: 0.75% of first $1 billion of such assets plus 0.70% of such assets over $1 billion.

A discussion regarding the basis of the decision of the Trust's Board of Trustees to approve the Management Agreement with the Manager and the investment advisory agreement with the Adviser is available in the Portfolio's annual report.



THE ADVISER

Under the terms of the agreement between the Adviser and the Manager, the Adviser will develop a plan for investing the assets of the Portfolio, select the assets to be purchased and sold by the Portfolio, select the broker-dealer or broker-dealers through which the Portfolio will buy and sell its assets, and negotiate the payment of commissions, if any, to those broker-dealers. The Adviser follows the investment policies set by the Manager and the Board of Trustees for the Portfolio. Day-to-day management of the investments in the Portfolio is the responsibility of the Adviser's portfolio managers. The portfolio managers of the Portfolio are indicated below following a brief description of the Adviser. The SAI provides additional information about each portfolio manager's compensation, other accounts managed and the person's ownership of securities in the Portfolio.

The Trust and the Manager have received an exemptive order from the Securities and Exchange Commission that permits the Manager, subject to certain conditions, and without the approval of shareholders to: (a) employ a new unaffiliated investment adviser for the Portfolio pursuant to the terms of a new investment advisory agreement, in each case either as a replacement for an existing Adviser or as an additional Adviser; (b) change the terms of any investment advisory agreement; and (c) continue the employment of an existing Adviser on the same advisory contract terms where a contract has been assigned because of a change in control of the Adviser. In such circumstances, shareholders would receive notice of such action, including the information concerning the new Adviser that normally is provided in a proxy statement.

The Manager pays the Adviser a fee based on the Portfolio's average daily net assets. The Portfolio is not responsible for the fees paid to the Adviser.


THIRD AVENUE MANAGEMENT LLC ("Third Avenue"), 622 Third Avenue, New York, New York 10017, is the Adviser for the Portfolio. Third Avenue is an indirect, majority owned subsidiary of Affiliated Managers Group, Inc. Third Avenue or its predecessor entity has been an investment adviser for mutual funds since its organization in 1986 and as of December 31, 2007 had over $27 billion in assets under management.


  . CURTIS JENSEN, Co-Portfolio Manager and Co-Chief Investment Officer of Third Avenue. Mr. Jensen has been employed by Third Avenue and its predecessor since 1995 as a portfolio manager and senior research analyst. He has been co-manager of the Third Avenue Small-Cap Value Fund since its inception and became sole manager of that Fund in May 2001.

  . IAN LAPEY, Co-Portfolio Manager. Mr. Lapey has been employed by Third Avenue and its predecessor since 2001 as a portfolio manager and senior research analyst. Prior to joining Third Avenue, Mr. Lapey was an equity research analyst with Credit Suisse First Boston from 1997 to 2001.

  . KATHLEEN CRAWFORD, Assistant Portfolio Manager, has been employed by Third Avenue since 2003 as a research analyst. Previously, Ms. Crawford was an equity research associate for Alliance Capital Management.

DISTRIBUTION PLAN


The Portfolio has adopted for its Class B shares a plan pursuant to Rule 12b-1 under the 1940 Act (the "Plan") and pursuant to the Plan, entered into a Distribution Agreement with MetLife Investors Distribution Company, located at 5 Park Plaza, Suite 1900, Irvine, California, 92614. MetLife Investors Distribution Company is an affiliate of the Manager, and serves as principal underwriter for the Trust. The Plan permits the use of Trust assets to help finance the distribution of the shares of the Portfolio. Under the Plan, the Trust, on behalf of the Portfolio, is permitted to pay to various service providers up to 0.50% of the average daily net assets of the Portfolio allocated to Class B shares as payment for services rendered in connection with the distribution of the shares of the Portfolio. Currently, payments are limited to 0.25% of average net assets, which amount may be increased to the full Plan amount by the Trustees of the Trust without shareholder approval. Because these fees are paid out of Trust assets on an on-going basis, over time these costs will increase the cost of your investment and may cost you more than other types of sales charges.

YOUR INVESTMENT

SHAREHOLDER INFORMATION

The separate accounts of MetLife are the record owners of the Portfolio's shares. Any reference to the shareholder in this Prospectus technically refers to those separate accounts and not to you, the Contract owner. The legal rights of you, the Contract owner, are different from the legal rights of the record owner.

However, MetLife is required to solicit instructions from Contract owners when voting on shareholder issues. Any voting by MetLife as shareholder would therefore reflect the actual votes of Contract owners. Neither the Securities and Exchange Commission nor MetLife requires any specific minimum percentage of Contract owners to vote in order for MetLife to echo vote the remaining unvoted votes. MetLife seeks to obtain a reasonable level of turnout given the particular voting trend. MetLife may use various methods of encouraging Contract owners to vote, including additional solicitations. The practice of echo voting means that a minority of Contract owners may, in practice, determine whether an item passes or fails. Please see "Voting Rights" in the prospectus for the Contracts for more information on your voting rights.

DISCLOSURE OF PORTFOLIO HOLDINGS


Shares of the Trust are offered only to separate accounts of the Insurance Companies. The following information is generally made available on one or more of the Insurance Company websites (including www.metlifeinvestors.com): (i) the ten largest portfolio holdings of the Portfolio; (ii) unless the Adviser has objected, the percentage of the Portfolio's net assets that each of the portfolio holdings represents; and (iii) the percentage of the Portfolio's net assets that these holdings represent in the aggregate. Unless the Adviser has objected, this information is posted on the website as early as on or about the tenth business day following the calendar quarter and no later than on or about the first business day of the second month following the calendar quarter. The Trust may exclude any portion of these holdings from the posting when deemed in the best interest of the Trust. These postings generally remain until replaced by new postings as described above. For these purposes, the Portfolio's ten largest portfolio holdings are not considered to include swaps, futures, or forward currency transactions or transactions transmitted to the Trust's custodian after certain established cut-off times.


A description of the Portfolio's policies and procedures with respect to the disclosure of the Portfolio's portfolio securities is available in the SAI.

DIVIDENDS, DISTRIBUTIONS AND TAXES

DIVIDENDS AND DISTRIBUTIONS

The Portfolio intends to distribute substantially all of its net investment income, if any. The Portfolio distributes its dividends from its net investment income to MetLife's separate accounts at least once a year and not to you, the Contract owner. These distributions are in the form of additional shares and not cash. The result is that the Portfolio's investment perform-ance, including the effect of dividends, is reflected in the cash value of the Contracts. Please see the Contract prospectus for more information.

All net realized long- or short-term capital gains of the Portfolio are also declared once a year and reinvested in the Portfolio.

TAXES

Please see the Contract prospectus for a discussion of the tax impact on you resulting from the income taxes the separate accounts owe as a result of their ownership of the Portfolio's shares and their receipt of dividends and capital gains.

The Portfolio expects to qualify and to continue to qualify as a regulated investment company under Subchapter M of the Code. As qualified, the Portfolio is not subject to federal income tax on that part of its taxable income that it distributes to you. Taxable income consists generally of net investment income, and any capital gains. It is the Portfolio's intention to distribute all such income and gains.

Shares of the Portfolio are currently offered only to the separate accounts of MetLife. Separate accounts are insurance company separate accounts that fund life insurance policies and annuity contracts. Under the Code, an insurance company pays no tax with respect to income of a qualifying separate account when the income is properly allocable to the value of eligible variable annuity or variable life insurance contracts. For a discussion of the taxation of life insurance companies and the separate accounts, as well as the tax treatment of the policies and annuity contracts and the holders thereof, see the discussion of federal income tax considerations included in the prospectus for the Contracts.

Section 817(h) of the Code and the regulations thereunder impose "diversification" requirements on the assets underlying a Contract. The Portfolio intends to maintain diversification which will allow each Contract to satisfy these requirements. These requirements are in addition to the diversification requirements imposed on the Portfolio by Subchapter M and the 1940 Act. Technically, the section 817(h) requirements provide that, with limited exceptions, as of the end of each calendar quarter or within thirty days thereafter no more than 55% of the assets underlying a Contract may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments, and no more than 90% by any four investments. For this purpose, an investment in the Portfolio is treated not as a single investment but as an investment in each asset owned by the Portfolio, so long as shares of the Portfolio are owned only by separate accounts of insurance companies, by qualified pension and retirement plans, and by a limited class of other investors. The Portfolio is and will be so owned. Thus so long as the Portfolio meets the section 817(h) diversification tests, each Contract will also meet those tests. See the prospectus for the Contracts.

The foregoing is only a summary of some of the important federal income tax considerations generally affecting the Portfolio and you; see the SAI for a more detailed discussion. You are urged to consult your tax advisers.

REPORT TO POLICYHOLDERS

The fiscal year of the Portfolio ends on December 31 of each year. The Trust will send to you, at least semi-annually, reports which show the Portfolio's composition and other information. An annual report, with audited information, will be sent to you each year.

SALES AND PURCHASES OF SHARES


The Trust does not sell its shares directly to the public. The Trust continuously sells Class A and Class B shares of the Portfolio only to the separate accounts of MetLife to fund Contracts. The Trust could also offer shares to other separate accounts of other insurers if approved by the Board of Trustees.


PURCHASE AND REDEMPTION OF SHARES

MetLife Investors Distribution Company is the principal underwriter and distributor of the Trust's shares. MetLife Investors Distribution Company places orders for the purchase or redemption of shares of the Portfolio based on, among other things, the amount of net Contract premiums or purchase payments transferred to the separate accounts, transfers to or from a separate account investment division and benefit payments to be effected on a given date pursuant to the terms of the Contract. Such orders are effected, without sales charge, at the net asset value per share for the Portfolio determined on that same date. The Trust reserves the right to reject or limit all or part of any purchase or exchange order for any reason.

The Portfolio is available as an investment option under a number of different variable insurance products, many of which do not limit the number of transfers among the available underlying funds. A large number of transfers could raise transaction costs for the Portfolio and could require the Adviser to maintain increased cash reserves, which could harm performance in rising markets.


Shares of the Portfolio are sold and redeemed at their net asset value without the imposition of any sales commission or redemption charge. Class A shares are not subject to a Rule 12b-1 fee. Class B shares are subject to a Rule 12b-1 fee of 0.25% of average daily net assets. (However, certain sales or other charges may apply to the Contract, as described in the Contract prospectus.) Under certain circumstances, redemption proceeds may be paid in securities or other property rather than in cash if the Manager determines it is in the best interests of the Trust.


MARKET TIMING

The Trust's Board of Trustees has adopted certain procedures, described below, to discourage certain types of trading in Portfolio shares that may be harmful to long-term investors, specifically (i) trading that is designed to exploit pricing inefficiencies and thereby dilute the returns of long-term investors; or (ii) frequent trading by an investor that generates sufficiently volatile cash flows to be disruptive to a portfolio manager's ability to manage the Portfolio's assets ((i) or (ii), "market timing"). The Trust is not intended for investment by market timers. The Trust does not knowingly accommodate market timing in the Portfolio and, to the Trust's knowledge, there are no arrangements currently in place that are designed to per-mit any contract owner to engage in market timing. As discussed above, the Trust reserves the right to reject or limit all or part of any purchase or exchange order for any reason.


The Trust requires that the insurance company separate accounts that invest in the Portfolios have in place policies and procedures reasonably designed to detect and deter market timing in the separate accounts by contract owners. In addition, the Manager monitors cashflows of certain Portfolios identified as presenting pricing inefficiencies that could potentially be exploited by market timers, and, with respect to each Portfolio, conducts certain tests to help detect cash outflows or cashflow volatility that may be disruptive to a portfolio manager's ability to manage the Portfolio. If, based on such monitoring, the Manager believes (i) that a Portfolio's cash flows may reflect a pattern of market timing or (ii) that a Portfolio's cash flows may reflect frequent trading that is disruptive to the management of the Portfolio and it is appropriate given the context of the cash flow volatility (e.g., type of Portfolio, amount of assets), the Manager will refer the matter to the appropriate insurance company or companies.

Further, in accordance with Rule 22c-2 under the 1940 Act, the Trust has contracted with insurance separate accounts to enable it to request and receive information regarding transactions in the shares of the Trust's Portfolios and limit transactions that violate the Trust's policies on market timing.


If the Trust finds that any insurance company has in place inadequate policies and procedures, with respect to a particular separate account, to detect and deter market timing in Portfolio shares and there is evidence of market timing in that separate account, the Trust or any of its Portfolios may be discontinued as an investment option of that separate account. In such an event, all contract owners of such separate account would no longer be able to make new investments in the Trust or any of its Portfolios. The Trust reserves the right to modify this policy, including any procedures established from time to time to effectuate this policy, at any time without notice.

LIMITATIONS ON THE TRUST'S ABILITY TO DETECT AND DETER MARKET TIMING

The Portfolio is available as an investment option under a number of different variable insurance products. Owners of these variable insurance products transfer value among sub-accounts of the insurance company separate accounts by contacting the insurance companies. The resulting purchases and redemptions of Portfolio shares are made through omnibus accounts of the insurance companies. The right of an owner of such a variable insurance product to transfer among sub-accounts is governed by a contract between the insurance company and such owner. Many of these contracts do not limit the number of transfers among the available underlying funds that a contract owner may make. The terms of these contracts, the presence of financial intermediaries (including the insurance companies) between the Trust and contract owners, the utilization of omnibus accounts by these intermediaries and other factors such as state insurance laws may limit the Trust's ability to detect and deter market timing. Multiple tiers of such financial intermediaries may further compound the Trust's difficulty in detecting and deterring such market timing activities.

RISKS ASSOCIATED WITH MARKET TIMING GENERALLY

While the Trust will try to detect and deter market timing by utilizing the procedures described above, these procedures may not be successful in identifying or deterring market timing. By realizing profits through short-term trading, contract owners that engage in market timing activities may dilute the value of shares held by long-term investors. Cashflow volatility resulting from frequent trading of Portfolio shares, especially involving large dollar amounts, may disrupt a portfolio manager's ability to manage the Portfolio's assets. Frequent trading may be disruptive if it makes it difficult for the Portfolio to implement its long-term investment strategies, for example by causing the Portfolio to maintain a higher level of its assets in cash to accommodate such frequent trading. Frequent trading may also be disruptive if it forces the Portfolio to sell portfolio securities at inopportune times to raise cash to accommodate such trading activity. In addition, frequent trading may cause the Portfolio to incur increased expenses. For example, as a result of such frequent trading, the Portfolio may be forced to liquidate investments and thereby incur increased brokerage costs. All of these factors may adversely affect Portfolio performance.

Associated with an investment in the Portfolio that itself invests in securities that are, for example, thinly traded, traded infrequently, or relatively less liquid is the risk that the current market price for the securities may not accurately reflect current market values. A market timer may seek to engage in strategies designed to take advantage of these pricing differences ("price arbitrage") and thereby dilute the returns of long-term investors. Portfolios that may be adversely affected by price arbitrage include those Portfolios that significantly invest in small cap equity securities and in certain fixed-income securities, such as high yield bonds.

A Portfolio that invests significantly in foreign securities may be particularly susceptible to strategies designed to exploit pricing inefficiencies. This is because foreign securities are typically traded on markets that close well before the time the Portfolio calculates its net asset value (typically at 4:00 p.m. Eastern Time), which gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities. The time zone differences among international stock markets can allow a market timer engaging in certain strategies to exploit differences in Portfolio share prices that are based on closing prices of foreign securities established some time before the Portfolio calculates its own share price (a type of price arbitrage referred to as "time zone arbitrage"). As discussed more fully below, the Trust has procedures, referred to as fair value pricing, that allow the Trust to adjust closing market prices of foreign securities to reflect what is believed to be the fair value of those securities at the time the Portfolio calculates its net asset value. While there is no assurance, the Portfolio expects that the use of fair value pricing will reduce a market timer's ability to engage in time zone arbitrage to the detriment of Portfolio shareholders.

VALUATION OF SHARES


The Portfolio's net asset value ("NAV") per share is ordinarily determined once daily, as of the close of the regular session of business on the New York Stock Exchange (NYSE) (usually at 4:00 p.m., Eastern Time), on each day the NYSE is open. To the extent that the Portfolio's assets are traded in other markets when the NYSE is closed, the value of the Portfolio's assets may be effected on days when the Trust is not open for business. In addition, trading in some of the Portfolio's assets may not occur when the Trust is open for business.

NAV of a Portfolio share is computed by dividing the value of the net assets of the Portfolio by the total number of shares outstanding in the Portfolio. Share prices for any transaction are those next calculated after receipt of an order.


Except for money market instruments maturing in 60 days or less and foreign securities as discussed below, securities held by the Portfolio are valued at market value. If market values are not readily available, or if available market quotations are not reliable, securities are priced at their fair value as determined by the Valuation Committee of the Trust's Board of Trustees using procedures approved by the Board of Trustees. The Portfolio may use fair value pricing if the value of a security has been materially affected by events occurring before the Portfolio's calculation of NAV but after the close of the primary markets on which the security is traded. The Portfolio may also use fair value pricing if reliable market quotations are unavailable due to infrequent trading or if trading in a particular security was halted during the day and did not resume prior to the Portfolio's calculation of NAV. The use of fair value pricing has the effect of valuing a security based upon the price the Portfolio might reasonably expect to receive if it sold that security but does not guarantee that the security can be sold at the fair value price. Further, because of the inherent uncertainty of fair valuation, a fair valuation price may differ significantly from the value that would have been used had a ready market for the investment existed, and these differences could be material. With respect to any portion of the Portfolio's assets that is invested in other open-end investment companies, that portion of the Portfolio's NAV is calculated based on the NAV of that investment company. The prospectus for the other investment company explains the circumstances and effects of fair value pricing for that investment company.

The Portfolio has retained a third party pricing service to automatically fair value each of its investments that is traded principally on a foreign exchange or market, subject to adjustment by the Trust's Valuation Committee. The Valuation Committee will regularly monitor and review the services provided by the pricing service to the Portfolio and periodically report to the Board on the pricing services' performance.

Money market instruments maturing in 60 days or less are valued on the amortized cost basis.

FINANCIAL HIGHLIGHTS


The following financial highlights table is intended to help you understand the Portfolio's Class A and Class B shares financial performance for the past 5 years. Certain information reflects financial results for a single Portfolio share. Total return in the table shows how much an investment in the Portfolio would have increased (or decreased) during each period (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, whose report is included in the Annual Report of the Portfolio, which is available upon request.


  THIRD AVENUE SMALL CAP VALUE PORTFOLIO


                                                          FOR THE YEARS ENDED DECEMBER 31,
                                                      ----------------------------------------
CLASS A                                               2007(A)  2006(A) 2005(A) 2004(A) 2003(A)
----------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                    $17.48 $16.61  $14.38  $11.62   $8.29
                                                      -------- ------  ------  ------  ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                     0.17   0.27    0.14    0.16    0.05
NET REALIZED AND UNREALIZED GAINS (LOSSES)              (0.54)   1.89    2.13    2.96    3.39
                                                      -------- ------  ------  ------  ------
TOTAL FROM INVESTMENT OPERATIONS                        (0.37)   2.16    2.27    3.12    3.44
                                                      -------- ------  ------  ------  ------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                    (0.21) (0.11)      --  (0.08)  (0.04)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS           (1.15) (1.18)  (0.04)  (0.28)  (0.07)
                                                      -------- ------  ------  ------  ------
TOTAL DISTRIBUTIONS                                     (1.36) (1.29)  (0.04)  (0.36)  (0.11)
                                                      -------- ------  ------  ------  ------
NET ASSET VALUE, END OF PERIOD                          $15.75 $17.48  $16.61  $14.38  $11.62
                                                      -------- ------  ------  ------  ------
TOTAL RETURN                                           (2.79)% 13.38%  15.82%  26.81%  41.52%
                                                      -------- ------  ------  ------  ------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)               $1,171.6 $883.6  $476.8  $206.3    $6.2
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES**                                               0.76%  0.80%   0.81%   0.87%   0.93%
NET INVESTMENT INCOME                                    0.99%  1.64%   0.94%   1.12%   0.54%
PORTFOLIO TURNOVER RATE                                  36.0%  12.1%   19.6%   11.3%   14.6%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                 0.76%  0.80%   0.81%     N/A  0.92%*

--------------------------------------------------------------------------------


* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.

** Prior to 05/01/2003, broker rebates were excluded from the calculation of the expense limitation.

N/A Not applicable
(a) Net investment income per share was calculated using average shares outstanding.

                                         THIRD AVENUE SMALL CAP VALUE PORTFOLIO


                                                         FOR THE YEARS ENDED DECEMBER 31,
                                                      ---------------------------------------
CLASS B                                               2007(A) 2006(A) 2005(A) 2004(A) 2003(A)
---------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                   $17.41 $16.55  $14.37  $11.61   $8.28
                                                      ------- ------  ------  ------  ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                    0.13   0.21    0.10    0.06    0.05
NET REALIZED AND UNREALIZED GAINS (LOSSES)             (0.54)   1.91    2.12    3.02    3.38
                                                      ------- ------  ------  ------  ------
TOTAL FROM INVESTMENT OPERATIONS                       (0.41)   2.12    2.22    3.08    3.43
                                                      ------- ------  ------  ------  ------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                   (0.17) (0.08)      --  (0.04)  (0.03)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS          (1.15) (1.18)  (0.04)  (0.28)  (0.07)
                                                      ------- ------  ------  ------  ------
TOTAL DISTRIBUTIONS                                    (1.32) (1.26)  (0.04)  (0.32)  (0.10)
                                                      ------- ------  ------  ------  ------
NET ASSET VALUE, END OF PERIOD                         $15.68 $17.41  $16.55  $14.37  $11.61
                                                      ------- ------  ------  ------  ------
TOTAL RETURN                                          (3.02)% 13.13%  15.48%  26.50%  41.41%
                                                      ------- ------  ------  ------  ------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                $741.5 $573.8  $442.4  $435.5  $307.9
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES**                                              1.01%  1.05%   1.05%   1.07%   1.18%
NET INVESTMENT INCOME                                   0.76%  1.28%   0.64%   0.46%   0.49%
PORTFOLIO TURNOVER RATE                                 36.0%  12.1%   19.6%   11.3%   14.6%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                1.01%  1.05%   1.05%     N/A  1.13%*

--------------------------------------------------------------------------------


* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.

** Prior to 05/01/2003, broker rebates were excluded from the calculation of the expense limitation.

N/A Not applicable
(a) Net investment income per share was calculated using average shares outstanding.

FOR MORE INFORMATION

If you would like more information about the Portfolio, the following documents are available to you free upon request:

ANNUAL/SEMI-ANNUAL REPORTS

Contain additional information about the Portfolio's performance. In the Portfolio's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION ("SAI")

Provides a fuller technical and legal description of the Portfolio's policies, investment restrictions, and business structure. The SAI is legally considered to be a part of this Prospectus.

IF YOU WOULD LIKE A COPY OF THE CURRENT VERSIONS OF THESE DOCUMENTS, OR OTHER INFORMATION ABOUT THE PORTFOLIO, CONTACT:

                          MET INVESTORS SERIES TRUST
                           5 PARK PLAZA, SUITE 1900
                           IRVINE, CALIFORNIA 92614

                                1-800-848-3854

Free copies of the SAI and Annual and Semi-Annual Reports are available at the following website: www.metlifeinvestors.com

Information about the Portfolio, including the Annual and Semi-annual Reports and SAI, may also be obtained from the Securities and Exchange Commission ("SEC"):

[_] IN PERSONReview and copy documents in the SEC's Public Reference Room in
             Washington, D.C. (for information call 202-551-8090).

[_] ON LINE  Retrieve information from the EDGAR database on the SEC's web site at: http://www.sec.gov.

[_] BY MAIL  Request documents, upon payment of a duplicating fee, by writing to SEC, Public Reference Section, Washington, D.C. 20549 or by e-mailing the SEC at publicinfo@sec.gov.

                             SEC FILE # 811-10183

                                 MET INVESTORS
                            S E R I E S   T R U S T




                        Turner Mid Cap Growth Portfolio

                          Class A and Class B Shares


                                __PROSPECTUS__


                                APRIL 28, 2008




Like all securities, these securities have not been approved or disapproved by the
    Securities and Exchange Commission, nor has the Securities and Exchange
      Commission passed upon the accuracy or adequacy of this Prospectus.
           Any representation to the contrary is a criminal offense.

                           ____TABLE OF CONTENTS____


                                                         PAGE

               INTRODUCTION                               3
                  Understanding the Trust                 3
                  Understanding the Portfolio             3

               THE PORTFOLIO                              4

                 INVESTMENT SUMMARY                       4
                  Turner Mid Cap Growth Portfolio         5

                 ADDITIONAL INVESTMENT STRATEGIES         9
                 MANAGEMENT                               11
                  The Manager                             11
                  The Adviser                             11
                  Distribution Plan                       12

               YOUR INVESTMENT                            12
                  Shareholder Information                 12
                  Dividends, Distributions and Taxes      13
                  Sales and Purchases of Shares           14

               FINANCIAL HIGHLIGHTS                       19

               FOR MORE INFORMATION                   Back Cover

INTRODUCTION

UNDERSTANDING THE TRUST


Met Investors Series Trust (the "Trust") is an open-end management investment company that offers a selection of fifty-two managed investment portfolios or mutual funds. Only one of these portfolios is offered through this Prospectus (the "Portfolio"). Please see the Investment Summary section of this Prospectus for specific information on the Portfolio.


  INVESTING THROUGH A VARIABLE INSURANCE CONTRACT


  Class A and Class B shares of the Portfolio are currently only sold to separate accounts of Metropolitan Life Insurance Company and certain of its affiliates (collectively, "MetLife" or the "Insurance Companies") to fund the benefits under certain individual flexible premium variable life insurance policies and individual and group variable annuity contracts (collectively, "Contracts"). As a Contract owner, your premium payments are allocated to the Portfolio in accordance with your Contract.

  A particular class of the Portfolio may not be available. The prospectus for the Contracts shows the classes available to you. Please read this Prospectus carefully. It provides information to assist you in your decision. If you would like additional information about the Portfolio, please request a copy of the Statement of Additional Information ("SAI"). For details about how to obtain a copy of the SAI and other reports and information, see the back cover of this Prospectus. The SAI is incorporated by reference into this Prospectus.


  The Portfolio's name and investment objective are very similar to a certain publicly available mutual fund that is managed by the same investment adviser. The Portfolio in this Prospectus is not that publicly available mutual fund and will not have the same performance. Different performance will result from such factors as different implementation of investment policies, different investment restrictions, different cash flows into and out of the Portfolio, different fees and expenses, and different asset sizes.

UNDERSTANDING THE PORTFOLIO

After this Introduction you will find an Investment Summary for the Portfolio. The Investment Summary presents important facts about the Portfolio, including information about its investment objective, principal investment strategy, primary risks, fees and expenses and past performance.


 PLEASE SEE THE CONTRACT PROSPECTUS FOR A DETAILED EXPLANATION OF YOUR CONTRACT.

                                 THE PORTFOLIO


 THE PORTFOLIO IN THIS PROSPECTUS IS A MUTUAL FUND: A POOLED INVESTMENT THAT IS PROFESSIONALLY MANAGED AND THAT GIVES YOU THE OPPORTUNITY TO PARTICIPATE IN FINANCIAL MARKETS. THE PORTFOLIO STRIVES TO REACH ITS STATED INVESTMENT OBJECTIVE, WHICH CAN BE CHANGED WITHOUT SHAREHOLDER APPROVAL. AS WITH ALL MUTUAL FUNDS, THERE IS NO GUARANTEE THAT THE PORTFOLIO WILL ACHIEVE ITS INVESTMENT OBJECTIVE.


 THE PORTFOLIO'S ADVISER MAY SELL A PORTFOLIO SECURITY WHEN THE VALUE OF THE INVESTMENT REACHES OR EXCEEDS ITS ESTIMATED FAIR VALUE, TO TAKE ADVANTAGE OF MORE ATTRACTIVE INVESTMENT OPPORTUNITIES, WHEN THE ISSUER'S INVESTMENT FUNDAMENTALS BEGIN TO DETERIORATE, WHEN THE PORTFOLIO MUST MEET REDEMPTIONS, OR FOR OTHER INVESTMENT REASONS.


INVESTMENT SUMMARY

The Portfolio summary discusses the following:

    INVESTMENT OBJECTIVE
    What is the Portfolio's investment goal?

    PRINCIPAL INVESTMENT STRATEGY
    How does the Portfolio attempt to achieve its investment goal? What types of investments does it contain? What style of investing and investment philosophy does it follow?

    PRIMARY RISKS
    What are the specific risks of investing in the Portfolio?

    PAST PERFORMANCE
    How well has the Portfolio performed over time?

    FEES AND EXPENSES
    What is the cost of investing in the Portfolio?

In addition to its principal investment strategy, the Portfolio may invest in various types of securities and engage in various investment techniques and practices which are not the principal focus of the Portfolio and therefore are not described in the Investment Summary section of the Prospectus. These other securities and investment techniques and practices in which the Portfolio may engage, together with their risks, are briefly discussed in "Additional Investment Strategies" in this Prospectus.

The SAI provides more detailed information regarding the various types of securities that the Portfolio may purchase and certain investment techniques and practices of its Adviser.

The Contracts may be sold by banks. AN INVESTMENT IN THE PORTFOLIO THROUGH A CONTRACT IS NOT A DEPOSIT OR OBLIGATION OF, OR GUARANTEED BY, ANY BANK, AND IS NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY OF THE U.S. GOVERNMENT.

                        TURNER MID CAP GROWTH PORTFOLIO


INVESTMENT OBJECTIVE:

Capital appreciation.

PRINCIPAL INVESTMENT STRATEGY:

The Portfolio invests primarily (at least 80% of its net assets) in common stocks and other equity securities of U.S. companies with medium market capitalizations that the Portfolio's Adviser believes have strong earnings growth potential. Midcap companies are defined for this purpose as companies with market capitalizations at the time of purchase in the range of those market capitalizations of companies included in the Russell Midcap Growth Index ("Midcap Growth Index"). These securities may be traded over the counter or listed on an exchange. It is not expected that the Portfolio will own a substantial amount of securities that pay dividends.

The Portfolio invests in securities of companies that are diversified across economic sectors, and attempts to maintain sector concentrations that approximate those of the Midcap Growth Index. Investment exposure is generally limited to 5% of assets in any single issuer, subject to exceptions for the most heavily-weighted securities in the Midcap Growth Index.

The Adviser pursues a bottom-up strategy that blends quantitative and qualitative analysis to find growth companies with superior earnings prospects, reasonable valuations, and favorable trading-volume and price patterns.

PRIMARY RISKS:

The value of your investment in the Portfolio may be affected by one or more of the following risks, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate. Please note that there are many other circumstances that could adversely affect your investment and prevent the Portfolio from reaching its objective, which are not described here.


MARKET RISK. The Portfolio's share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including disappointing corporate earnings, adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or a company may deteriorate. In addition, an assessment by the Portfolio's Adviser of particular companies may prove incorrect, resulting in losses or poor performance by those holdings, even in a rising market. The Portfolio could also miss attractive investment opportunities if its Adviser underweights markets or industries where there are significant returns, and could lose value if the Adviser overweights markets or industries where there are significant declines.


MARKET CAPITALIZATION RISK. Stocks fall into three broad market capitalization categories--large, medium and small. Investing primarily in one category carries the risk that due to current market conditions that category may be out of favor. If valuations of large capitalization companies appear to be greatly out of proportion to the valuations of small or medium capitalization companies, investors may migrate to the stocks of small and mid-sized companies causing a Portfolio that invests in these companies to increase in value more rapidly than a Portfolio that invests in larger, fully-valued companies. Larger more established companies may also be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion. Investing in medium and small capitalization companies may be subject to special risks associated with narrower product lines, more limited financial resources, smaller management groups, and a more limited trading market for their stocks as compared with larger companies. Securities of smaller capitalization issuers may therefore be subject to greater price volatility and may decline more significantly in market downturns than securities of larger companies. In some cases, these companies may be relatively new issuers (I.E., those having continuous operation histories of less than three years) which carries other risks in addition to the risks of other medium and small capitalization companies. New issuers may be more speculative because such companies are relatively unseasoned. These companies will often be involved in the development or marketing of a new product with no established market, which could lead to significant losses.

INVESTMENT STYLE RISK. Different investment styles tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. The Portfolio may outperform or underperform other funds that employ a different investment style. The Portfolio may also employ a combination of styles that impact its risk characteristics. Examples of different investment styles include growth and value investing. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's growth of earnings potential. Also, since growth companies usually invest a high portion of earnings in their business, growth stocks may lack the dividends of some value stocks that can cushion stock prices in a falling market. Growth oriented funds will typically underperform when value investing is in favor. Value stocks are those which are undervalued in comparison to their peers due to adverse business developments or other factors. Value investing carries the risk that the market will not recognize a security's inherent value for a long time, or that a stock judged to be undervalued may actually be appropriately priced or overvalued. Value oriented funds will typically underperform when growth investing is in favor.

PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

The bar chart below shows you the performance of the Portfolio's Class B shares for each full calendar year since its inception and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart.


                                     [CHART]

        Year-by-Year Total Return as of 12/31 of Each Year

                   05        06       07
                 ------    ------   ------
                 11.36%     6.07%   24.15%

          High Quarter:   1st - 2006      +11.75%
          Low Quarter:     2nd - 2006       -6.87%


The table below compares the Portfolio's Class A and Class B shares' average annual compounded total returns for the 1-year period and from inception through 12/31/07 with the Russell Midcap Growth Index, an unmanaged index that measures the performance of those Russell mid cap companies with higher price-to-book ratios and higher forecasted growth values. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.



     Average Annual Total Return as of 12/31/07
-----------------------------------------------------
                                    Since   Inception
                           1 Year Inception   Date
-------------------------- ------ --------- ---------
Class A                    24.49%   14.78%   5/1/04
Class B                    24.15%   14.53%   5/1/04
RussellMidcap Growth Index 11.43%   13.03%*
* Index performance is from 4/30/04.







 PORTFOLIO MANAGEMENT:


..  Turner Investment Partners, Inc. see page 12

..  For financial highlights see page 19

FEES AND EXPENSES:


The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2007 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE


Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)


                                          Class A Class B
---------------------------------------------------------
Management Fee                             0.77%   0.77%
---------------------------------------------------------
12b-1 Fees                                 None    0.25%
---------------------------------------------------------
Other Expenses                             0.06%   0.06%
---------------------------------------------------------
Total Annual Portfolio Operating Expenses  0.83%   1.08%
---------------------------------------------------------




EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.


The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.


EXAMPLE OF PORTFOLIO EXPENSES


         Class A  Class B
--------------------------
1 Year   $     85 $    111
--------------------------
3 Years  $    266 $    345
--------------------------
5 Years  $    462 $    598
--------------------------
10 Years $  1,029 $  1,323
--------------------------

ADDITIONAL INVESTMENT STRATEGIES

In addition to the principal investment strategies discussed in the Portfolio's Investment Summary, the Portfolio may at times invest a portion of its assets in the investment strategies and may engage in certain investment techniques as described below. The SAI provides a more detailed discussion of certain of these and other securities and indicates if the Portfolio is subject to any limitations with respect to a particular investment strategy. These strategies and techniques may involve risks. (PLEASE NOTE THAT SOME OF THESE STRATEGIES MAY BE A PRINCIPAL INVESTMENT STRATEGY FOR THE PORTFOLIO AND CONSEQUENTLY ARE ALSO DESCRIBED IN THE PORTFOLIO'S INVESTMENT SUMMARY.) The Portfolio is not limited by this discussion and may invest in other types of securities not precluded by the policies discussed elsewhere in this Prospectus.

DEPOSITARY RECEIPTS. Depositary receipts are receipts for shares of a foreign-based corporation that entitle the holder to dividends and capital gains on the underlying security. Receipts include those issued by domestic banks (American Depositary Receipts), foreign banks (Global or European Depositary Receipts), and broker-dealers (depositary shares).

These instruments are subject to market risk and foreign investment risk.

FOREIGN EQUITY SECURITIES. Foreign equity securities are subject to foreign investment risk in addition to the risks applicable to domestic equity securities, such as market risk.

ILLIQUID AND RESTRICTED SECURITIES. The Portfolio may invest a portion of its assets in restricted and illiquid securities, which are investments that the Portfolio cannot easily resell within seven days at current value or that have contractual or legal restriction on resale. Restricted securities include those which are not registered under the Securities Act of 1933, as amended (the "1933 Act"), and are purchased directly from the issuer or in the secondary market (private placements).

If the Portfolio buys restricted or illiquid securities it may be unable to quickly resell them or may be able to sell them only at a price below current value or could have difficulty valuing these holdings precisely.

In recent years, however, a large institutional market has developed for certain securities that are not registered under the 1933 Act, including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

REAL ESTATE INVESTMENT TRUSTS. Real estate investment trusts ("REITs") are entities which invest in commercial and other real estate properties. Risks associated with investments in securities of companies in the real estate industry include: decline in the value of real estate; risks related to general and local economic conditions; overbuilding and increased competition; increases in property taxes and operating expenses; changes in zoning laws; casualty or condemnation losses; variations in rental income; changes in neighborhood values; the appeal of properties to tenants; and increases in interest rates. In addition, equity REITs may be affected by changes in the values of the underlying property owned by the trusts, while mortgage REITs may be affected by the quality of credit extended. REITs are dependent upon management skills, may not be diversified and are subject to the risks of financing projects. Such REITs are also subject to heavy cash flow dependency, defaults by borrowers, self liquidation and the possibility of failing to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended (the "Code"), and to maintain exemption from the 1940 Act. In the event an issuer of debt securities collateralized by real estate defaults, it is conceivable that the REITs could end up holding the underlying real estate. The Portfolio, as a shareholder of a REIT, bears a portion of the REIT's annual operating expenses.


RIGHTS AND WARRANTS. Warrants basically are options to purchase equity securities at specific prices valid for a specific period of time. Their prices do not necessarily move parallel to the prices of the underlying securities. Rights are similar to warrants, but normally have a short duration and are distributed directly by the issuer to its shareholders. Rights and warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer. These investments carry the risk that they may be worthless to the Portfolio at the time it may exercise its rights, due to the fact that the underlying securities have a market value less than the exercise price. Warrants also include Low Exercise Price Call Warrants or other structured securities for the purpose of gaining exposure to stocks in difficult to access foreign local markets.

DEFENSIVE INVESTMENTS


Under adverse market or economic conditions, the Portfolio could invest for temporary defensive purposes some or all of its assets in money market securities or utilize other investment strategies that may be inconsistent with the Portfolio's principal investment strategy. Temporary defensive instruments generally include U.S. government securities, bank time deposits denominated in the currency of any major nation, commercial paper and repurchase agreements. The Adviser may also invest in these types of securities or hold cash while looking for suitable investment opportunities or to maintain liquidity. Although the Portfolio would employ these measures only in seeking to avoid losses, they could reduce the benefit from an upswing in the market or prevent the Portfolio from meeting its investment objective.


PORTFOLIO TURNOVER

The Portfolio's Adviser will sell a security when it believes it is appropriate to do so, regardless of how long the Portfolio has owned that security. Buying and selling securities generally involves some expense to the Portfolio, such as commissions paid to brokers and other transaction costs. Generally speaking, the higher the Portfolio's annual portfolio turnover rate, the greater its brokerage costs. Increased brokerage costs may adversely affect the Portfolio's performance. Annual turnover rate of 100% or more is considered high and will result in increased costs to the Portfolio. The Portfolio generally will have annual turnover rates of 100% or more.

DOWNGRADES IN FIXED INCOME DEBT SECURITIES

Unless required by applicable law, the Portfolio is not required to sell or dispose of any debt security that either loses its rating or has its rating reduced after the Portfolio purchases the security.

MANAGEMENT

The Trust's Board of Trustees is responsible for managing the business affairs of the Trust. The Trustees meet periodically to review the affairs of the Trust and to establish certain guidelines which the Manager and Adviser are expected to follow in implementing the investment policies and objectives of the Trust. The Trustees also review the management of the Portfolio's assets by the Adviser. Information about the Trustees and executive officers of the Trust is contained in the SAI.

THE MANAGER


Met Investors Advisory, LLC (the "Manager"), 5 Park Plaza, Suite 1900, Irvine, California 92614, has overall responsibility for the general management and administration of the Portfolio. The Manager selects and pays the fees of the Adviser for the Portfolio and monitors the Adviser's investment program. The Manager is an affiliate of MetLife.


As compensation for its services to the Portfolio, the Manager receives monthly compensation at an annual rate of a percentage of the average daily net assets of the Portfolio as follows: 0.80% of first $300 million of such assets plus 0.70% of such assets over $300 million.

A discussion regarding the basis of the decision of the Trust's Board of Trustees to approve the Management Agreement with the Manager and the investment advisory agreement with the Adviser is available in the Portfolio's annual report.



THE ADVISER

Under the terms of the agreement between the Adviser and the Manager, the Adviser will develop a plan for investing the assets of the Portfolio, select the assets to be purchased and sold by the Portfolio, select the broker-dealer or broker-dealers through which the Portfolio will buy and sell its assets, and negotiate the payment of commissions, if any, to those broker-dealers. The Adviser follows the investment policies set by the Manager and the Board of Trustees for the Portfolio. Day-to-day management of the investments in the Portfolio is the responsibility of the Adviser's portfolio managers. The portfolio managers of the Portfolio are indicated below following a brief description of the Adviser. The SAI provides additional information about each portfolio manager's compensation, other accounts managed and the person's ownership of securities in the Portfolio.

The Trust and the Manager have received an exemptive order from the Securities and Exchange Commission that permits the Manager, subject to certain conditions, and without the approval of shareholders to: (a) employ a new unaffiliated investment adviser for the Portfolio pursuant to the terms of a new investment advisory agreement, in each case either as a replacement for an existing Adviser or as an additional Adviser; (b) change the terms of any investment advisory agreement; and (c) continue the employment of an existing Adviser on the same advisory contract terms where a contract has been assigned because of a change in control of the Adviser. In such circumstances, shareholders would receive notice of such action, including the information concerning the new Adviser that normally is provided in a proxy statement.

The Manager pays the Adviser a fee based on the Portfolio's average daily net assets. The Portfolio is not responsible for the fees paid to the Adviser.


TURNER INVESTMENT PARTNERS, INC. ("Turner"), 1205 Westlakes Drive, Suite 100, Berwyn, Pennsylvania 19312, is the Adviser to the Portfolio. Turner has been an investment manager since 1990 and as of December 31, 2007 managed approximately $29.1 billion in a family of mutual funds and other advisory accounts.

  . The Portfolio is managed by a team composed of Christopher K. McHugh, lead portfolio manager, Tara R. Hedlund, CFA, CPA and Jason D. Schrotberger, CFA, each a co-manager and a principal at Turner. Mr. McHugh has managed the Portfolio since inception. Ms. Hedlund and Mr.Schrotberger joined the Portfolio in 2006. Mr. McHugh began his investment career in 1986 and joined Turner when it was founded in 1990. Ms. Hedlund began her investment career in 1995 and joined Turner in 2000 after serving as an audit engagement senior at Arthur Andersen LLP. Mr. Schrotberger started his investment career in 1994 and joined Turner in 2001 from BlackRock Financial Management where he served as an investment analyst.


DISTRIBUTION PLAN


The Portfolio has adopted for its Class B shares a plan pursuant to Rule 12b-1 under the 1940 Act (the "Plan") and pursuant to the Plan, entered into a Distribution Agreement with MetLife Investors Distribution Company, located at 5 Park Plaza, Suite 1900, Irvine, California, 92614. MetLife Investors Distribution Company is an affiliate of the Manager, and serves as principal underwriter for the Trust. The Plan permits the use of Trust assets to help finance the distribution of the shares of the Portfolio. Under the Plan, the Trust, on behalf of the Portfolio, is permitted to pay to various service providers up to 0.50% of the average daily net assets of the Portfolio allocated to Class B shares as payment for services rendered in connection with the distribution of the shares of the Portfolio. Currently, payments are limited to 0.25% of average net assets, which amount may be increased to the full Plan amount by the Trustees of the Trust without shareholder approval. Because these fees are paid out of Trust assets on an on-going basis, over time these costs will increase the cost of your investment and may cost you more than other types of sales charges.


YOUR INVESTMENT

SHAREHOLDER INFORMATION

The separate accounts of MetLife are the record owners of the Portfolio's shares. Any reference to the shareholder in this Prospectus technically refers to those separate accounts and not to you, the Contract owner. The legal rights of you, the Contract owner, are different from the legal rights of the record owner.

However, MetLife is required to solicit instructions from Contract owners when voting on shareholder issues. Any voting by MetLife as shareholder would therefore reflect the actual votes of Contract owners. Neither the Securities and Exchange Commission nor MetLife requires any specific minimum percentage of Contract owners to vote in order for MetLife to echo vote the remaining unvoted votes. MetLife seeks to obtain a reasonable level of turnout given the particular voting trend. MetLife may use various methods of encouraging Contract owners to vote, including additional solicitations. The practice of echo voting means that a minority of Contract owners may, in practice, determine whether an item passes or fails. Please see "Voting Rights" in the prospectus for the Contracts for more information on your voting rights.

DISCLOSURE OF PORTFOLIO HOLDINGS


Shares of the Trust are offered only to separate accounts of the Insurance Companies. The following information is generally made available on one or more of the Insurance Company websites (including www.metlifeinvestors.com): (i) the ten largest portfolio holdings of the Portfolio; (ii) unless the Adviser has objected, the percentage of the Portfolio's net assets that each of the portfolio holdings represents; and (iii) the percentage of the Portfolio's net assets that these holdings represent in the aggregate. Unless the Adviser has objected, this information is posted on the website as early as on or about the tenth business day following the calendar quarter and no later than on or about the first business day of the second month following the calendar quarter. The Trust may exclude any portion of these holdings from the posting when deemed in the best interest of the Trust. These postings generally remain until replaced by new postings as described above. For these purposes, the Portfolio's ten largest portfolio holdings are not considered to include swaps, futures, or forward currency transactions or transactions transmitted to the Trust's custodian after certain established cut-off times.


A description of the Portfolio's policies and procedures with respect to the disclosure of the Portfolio's portfolio securities is available in the SAI.

DIVIDENDS, DISTRIBUTIONS AND TAXES

DIVIDENDS AND DISTRIBUTIONS

The Portfolio intends to distribute substantially all of its net investment income, if any. The Portfolio distributes its dividends from its net investment income to MetLife's separate accounts at least once a year and not to you, the Contract owner. These distributions are in the form of additional shares and not cash. The result is that the Portfolio's investment performance, including the effect of dividends, is reflected in the cash value of the Contracts. Please see the Contract prospectus for more information.

All net realized long- or short-term capital gains of the Portfolio are also declared once a year and reinvested in the Portfolio.

TAXES

Please see the Contract prospectus for a discussion of the tax impact on you resulting from the income taxes the separate accounts owe as a result of their ownership of the Portfolio's shares and their receipt of dividends and capital gains.

The Portfolio expects to qualify and to continue to qualify as a regulated investment company under Subchapter M of the Code. As qualified, the Portfolio is not subject to federal income tax on that part of its taxable income that it distributes to you. Taxable income consists generally of net investment income, and any capital gains. It is the Portfolio's intention to distribute all such income and gains.

Shares of the Portfolio are currently offered only to the separate accounts of MetLife. Separate accounts are insurance company separate accounts that fund life insurance policies and annuity contracts. Under the Code, an insurance company pays no tax with respect to income of a qualifying separate account when the income is properly allocable to the value of eligible variable annuity or variable life insurance contracts. For a discussion of the taxation of life insurance companies and the separate accounts, as well as the tax treatment of the policies and annuity contracts and the holders thereof, see the discussion of federal income tax considerations included in the prospectus for the Contracts.

Section 817(h) of the Code and the regulations thereunder impose "diversification" requirements on the assets underlying a Contract. The Portfolio intends to maintain diversification which will allow each Contract to satisfy these requirements. These requirements are in addition to the diversification requirements imposed on the Portfolio by Subchapter M and the 1940 Act. Technically, the section 817(h) requirements provide that, with limited exceptions, as of the end of each calendar quarter or within thirty days thereafter no more than 55% of the assets underlying a Contract may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments, and no more than 90% by any four investments. For this purpose, an investment in the Portfolio is treated not as a single investment but as an investment in each asset owned by the Portfolio, so long as shares of the Portfolio are owned only by separate accounts of insurance companies, by qualified pension and retirement plans, and by a limited class of other investors. The Portfolio is and will be so owned. Thus so long as the Portfolio meets the section 817(h) diversification tests, each Contract will also meet those tests. See the prospectus for the Contracts.

The foregoing is only a summary of some of the important federal income tax considerations generally affecting the Portfolio and you; see the SAI for a more detailed discussion. You are urged to consult your tax advisers.

REPORT TO POLICYHOLDERS

The fiscal year of the Portfolio ends on December 31 of each year. The Trust will send to you, at least semi-annually, reports which show the Portfolio's composition and other information. An annual report, with audited information, will be sent to you each year.

SALES AND PURCHASES OF SHARES


The Trust does not sell its shares directly to the public. The Trust continuously sells Class A and Class B shares of the Portfolio only to the separate accounts of MetLife to fund Contracts. The Trust could also offer shares to other separate accounts of other insurers if approved by the Board of Trustees.


PURCHASE AND REDEMPTION OF SHARES

MetLife Investors Distribution Company is the principal underwriter and distributor of the Trust's shares. MetLife Investors Distribution Company places orders for the purchase or redemption of shares of the Portfolio based on, among other things, the amount of net Contract premiums or purchase payments transferred to the separate accounts, transfers to or from a separate account investment division and benefit payments to be effected on a given date pursuant to the terms of the Contract. Such orders are effected, without sales charge, at the net asset value per share for the Portfolio determined on that same date. The Trust reserves the right to reject or limit all or part of any purchase or exchange order for any reason.

The Portfolio is available as an investment option under a number of different variable insurance products, many of which do not limit the number of transfers among the available underlying funds. A large number of transfers could raise transaction costs for the Portfolio and could require the Adviser to maintain increased cash reserves, which could harm performance in rising markets.


Shares of the Portfolio are sold and redeemed at their net asset value without the imposition of any sales commission or redemption charge. Class A shares are not subject to a Rule 12b-1 fee. Class B shares are subject to a Rule 12b-1 fee of 0.25% of average daily net assets. (However, certain sales or other charges may apply to the Contract, as described in the Contract prospectus.) Under certain circumstances, redemption proceeds may be paid in securities or other property rather than in cash if the Manager determines it is in the best interests of the Trust.


MARKET TIMING

The Trust's Board of Trustees has adopted certain procedures, described below, to discourage certain types of trading in Portfolio shares that may be harmful to long-term investors, specifically (i) trading that is designed to exploit pricing inefficiencies and thereby dilute the returns of long-term investors; or (ii) frequent trading by an investor that generates sufficiently volatile cash flows to be disruptive to a portfolio manager's ability to manage the Portfolio's assets ((i) or (ii), "market timing"). The Trust is not intended for investment by market timers. The Trust does not knowingly accommodate market timing in the Portfolio and, to the Trust's knowledge, there are no arrangements currently in place that are designed to permit any contract owner to engage in market timing. As discussed above, the Trust reserves the right to reject or limit all or part of any purchase or exchange order for any reason.


The Trust requires that the insurance company separate accounts that invest in the Portfolios have in place policies and procedures reasonably designed to detect and deter market timing in the separate accounts by contract owners. In addition, the Manager monitors cashflows of certain Portfolios identified as presenting pricing inefficiencies that could potentially be exploited by market timers, and, with respect to each Portfolio, conducts certain tests to help detect cash outflows or cashflow volatility that may be disruptive to a portfolio manager's ability to manage the Portfolio. If, based on such monitoring, the Manager believes (i) that a Portfolio's cash flows may reflect a pattern of market timing or (ii) that a Portfolio's cash flows may reflect frequent trading that is disruptive to the management of the Portfolio and it is appropriate given the context of the cash flow volatility (e.g., type of Portfolio, amount of assets), the Manager will refer the matter to the appropriate insurance company or companies.

Further, in accordance with Rule 22c-2 under the 1940 Act, the Trust has contracted with insurance separate accounts to enable it to request and receive information regarding trans-actions in the shares of the Trust's Portfolios and limit transactions that violate the Trust's policies on market timing.


If the Trust finds that any insurance company has in place inadequate policies and procedures, with respect to a particular separate account, to detect and deter market timing in Portfolio shares and there is evidence of market timing in that separate account, the Trust or any of its Portfolios may be discontinued as an investment option of that separate account. In such an event, all contract owners of such separate account would no longer be able to make new investments in the Trust or any of its Portfolios. The Trust reserves the right to modify this policy, including any procedures established from time to time to effectuate this policy, at any time without notice.

LIMITATIONS ON THE TRUST'S ABILITY TO DETECT AND DETER MARKET TIMING

The Portfolio is available as an investment option under a number of different variable insurance products. Owners of these variable insurance products transfer value among sub-accounts of the insurance company separate accounts by contacting the insurance companies. The resulting purchases and redemptions of Portfolio shares are made through omnibus accounts of the insurance companies. The right of an owner of such a variable insurance product to transfer among sub-accounts is governed by a contract between the insurance company and such owner. Many of these contracts do not limit the number of transfers among the available underlying funds that a contract owner may make. The terms of these contracts, the presence of financial intermediaries (including the insurance companies) between the Trust and contract owners, the utilization of omnibus accounts by these intermediaries and other factors such as state insurance laws may limit the Trust's ability to detect and deter market timing. Multiple tiers of such financial intermediaries may further compound the Trust's difficulty in detecting and deterring such market timing activities.

RISKS ASSOCIATED WITH MARKET TIMING GENERALLY

While the Trust will try to detect and deter market timing by utilizing the procedures described above, these procedures may not be successful in identifying or deterring market timing. By realizing profits through short-term trading, contract owners that engage in market timing activities may dilute the value of shares held by long-term investors. Cashflow volatility resulting from frequent trading of Portfolio shares, especially involving large dollar amounts, may disrupt a portfolio manager's ability to manage the Portfolio's assets. Frequent trading may be disruptive if it makes it difficult for the Portfolio to implement its long-term investment strategies, for example by causing the Portfolio to maintain a higher level of its assets in cash to accommodate such frequent trading. Frequent trading may also be disruptive if it forces the Portfolio to sell portfolio securities at inopportune times to raise cash to accommodate such trading activity. In addition, frequent trading may cause the Portfolio to incur increased expenses. For example, as a result of such frequent trading, the Portfolio may be forced to liquidate investments and thereby incur increased brokerage costs. All of these factors may adversely affect Portfolio performance.

Associated with an investment in the Portfolio that itself invests in securities that are, for example, thinly traded, traded infrequently, or relatively less liquid is the risk that the current market price for the securities may not accurately reflect current market values. A market timer may seek to engage in strategies designed to take advantage of these pricing differences ("price arbitrage") and thereby dilute the returns of long-term investors. Portfolios that may be adversely affected by price arbitrage include those Portfolios that significantly invest in small cap equity securities and in certain fixed-income securities, such as high yield bonds.

A Portfolio that invests significantly in foreign securities may be particularly susceptible to strategies designed to exploit pricing inefficiencies. This is because foreign securities are typically traded on markets that close well before the time the Portfolio calculates its net asset value (typically at 4:00 p.m. Eastern Time), which gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities. The time zone differences among international stock markets can allow a market timer engaging in certain strategies to exploit differences in Portfolio share prices that are based on closing prices of foreign securities established some time before the Portfolio calculates its own share price (a type of price arbitrage referred to as "time zone arbitrage"). As discussed more fully below, the Trust has procedures, referred to as fair value pricing, that allow the Trust to adjust closing market prices of foreign securities to reflect what is believed to be the fair value of those securities at the time the Portfolio calculates its net asset value. While there is no assurance, the Portfolio expects that the use of fair value pricing will reduce a market timer's ability to engage in time zone arbitrage to the detriment of Portfolio shareholders.

VALUATION OF SHARES


The Portfolio's net asset value ("NAV") per share is ordinarily determined once daily, as of the close of the regular session of business on the New York Stock Exchange (NYSE) (usually at 4:00 p.m., Eastern Time), on each day the NYSE is open. To the extent that the Portfolio's assets are traded in other markets when the NYSE is closed, the value of the Portfolio's assets may be effected on days when the Trust is not open for business. In addition, trading in some of the Portfolio's assets may not occur when the Trust is open for business.

NAV of a Portfolio share is computed by dividing the value of the net assets of the Portfolio by the total number of shares outstanding in the Portfolio. Share prices for any transaction are those next calculated after receipt of an order.


Except for money market instruments maturing in 60 days or less and foreign securities as discussed below, securities held by the Portfolio are valued at market value. If market values are not readily available, or if available market quotations are not reliable, securities are priced at their fair value as determined by the Valuation Committee of the Trust's Board of Trustees using procedures approved by the Board of Trustees. The Portfolio may use fair value pricing if the value of a security has been materially affected by events occurring before the Portfolio's calculation of NAV but after the close of the primary markets on which the security is traded. The Portfolio may also use fair value pricing if reliable market quotations are unavailable due to infrequent trading or if trading in a particular security was halted during the day and did not resume prior to the Portfolio's calculation of NAV. The use of fair value pricing has the effect of valuing a security based upon the price the Portfolio might reasonably expect to receive if it sold that security but does not guarantee that the security can be sold at the fair value price. Further, because of the inherent uncertainty of fair valuation, a fair valuation price may differ significantly from the value that would have been used had a ready market for the investment existed, and these differences could be material. With respect to any portion of the

Portfolio's assets that is invested in other open-end investment companies, that portion of the Portfolio's NAV is calculated based on the NAV of that investment company. The prospectus for the other investment company explains the circumstances and effects of fair value pricing for that investment company.

The Portfolio has retained a third party pricing service to automatically fair value each of its investments that is traded principally on a foreign exchange or market, subject to adjustment by the Trust's Valuation Committee. The Valuation Committee will regularly monitor and review the services provided by the pricing service to the Portfolio and periodically report to the Board on the pricing services' performance.

Money market instruments maturing in 60 days or less are valued on the amortized cost basis.

FINANCIAL HIGHLIGHTS


The following financial highlights table is intended to help you understand the Portfolio's Class A and Class B shares financial performance for its period of operation. Certain information reflects financial results for a single Portfolio share. Total return in the table shows how much an investment in the Portfolio would have increased (or decreased) during each period (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, whose report is included in the Annual Report of the Portfolio, which is available upon request.

  TURNER MID CAP GROWTH PORTFOLIO



                                                                              FOR THE PERIOD FROM
                                                                                  MAY 1, 2004
                                                        FOR THE YEARS ENDED     (COMMENCEMENT OF
                                                           DECEMBER 31,          OPERATIONS) TO
                                                      ----------------------- DECEMBER 31, 2004(A)
CLASS A                                               2007(A) 2006(A) 2005(A) --------------------
------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                   $12.75 $12.13   $11.23         $10.00
                                                      ------- ------  -------      ---------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME (LOSS)                           (0.03)  0.00*   (0.04)         (0.03)
NET REALIZED AND UNREALIZED GAINS                        3.08   0.77     1.35           1.26
                                                      ------- ------  -------      ---------
TOTAL FROM INVESTMENT OPERATIONS                         3.05   0.77     1.31           1.23
                                                      ------- ------  -------      ---------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                       --     --       --             --
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS          (0.47) (0.15)   (0.41)             --
                                                      ------- ------  -------      ---------
TOTAL DISTRIBUTIONS                                    (0.47) (0.15)   (0.41)             --
                                                      ------- ------  -------      ---------
NET ASSET VALUE, END OF PERIOD                         $15.33 $12.75   $12.13         $11.23
                                                      ------- ------  -------      ---------
TOTAL RETURN                                           24.49%  6.30%   11.61%        12.30%+
                                                      ------- ------  -------      ---------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                $381.8 $274.8   $168.7          $76.5
RATIOS TO AVERAGE NET ASSETS(1):

EXPENSES                                                0.80%  0.87%    0.85%        0.91%++
NET INVESTMENT INCOME (LOSS)                          (0.19)%  0.03%  (0.30)%      (0.42)%++
PORTFOLIO TURNOVER RATE                                139.8% 153.0%   156.4%        101.7%+
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                0.83%  0.92%    0.85%        0.91%++

--------------------------------------------------------------------------------

*  Rounds to less than $0.005 per share.

+  Non-annualized
++ Annualized
(a) Net investment loss per share was calculated using average shares outstanding.

                                              TURNER MID CAP GROWTH PORTFOLIO



                                                                              FOR THE PERIOD FROM
                                                                                  MAY 1, 2004
                                                        FOR THE YEARS ENDED     (COMMENCEMENT OF
                                                           DECEMBER 31,          OPERATIONS) TO
                                                      ----------------------- DECEMBER 31, 2004(A)
CLASS B                                               2007(A) 2006(A) 2005(A) --------------------
------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                   $12.68  $12.09  $11.22         $10.00
                                                      ------- ------- -------      ---------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT LOSS                                    (0.06)  (0.03)  (0.07)         (0.05)
NET REALIZED AND UNREALIZED GAINS                        3.05    0.77    1.35           1.27
                                                      ------- ------- -------      ---------
TOTAL FROM INVESTMENT OPERATIONS                         2.99    0.74    1.28           1.22
                                                      ------- ------- -------      ---------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                       --      --      --             --
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS          (0.47)  (0.15)  (0.41)             --
                                                      ------- ------- -------      ---------
TOTAL DISTRIBUTIONS                                    (0.47)  (0.15)  (0.41)             --
                                                      ------- ------- -------      ---------
NET ASSET VALUE, END OF PERIOD                         $15.20  $12.68  $12.09         $11.22
                                                      ------- ------- -------      ---------
TOTAL RETURN                                           24.15%   6.07%  11.36%        12.20%+
                                                      ------- ------- -------      ---------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                 $94.0   $69.0   $56.9          $79.7
RATIOS TO AVERAGE NET ASSETS(1):

EXPENSES                                                1.05%   1.12%   1.10%        1.10%++
NET INVESTMENT LOSS                                   (0.44)% (0.22)% (0.58)%      (0.72)%++
PORTFOLIO TURNOVER RATE                                139.8%  153.0%  156.4%        101.7%+
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                1.08%   1.17%   1.10%        1.10%++

--------------------------------------------------------------------------------
+  Non-annualized
++ Annualized
(a) Net investment loss per share was calculated using average shares outstanding.

FOR MORE INFORMATION

If you would like more information about the Portfolio, the following documents are available to you free upon request:

ANNUAL/SEMI-ANNUAL REPORTS

Contain additional information about the Portfolio's performance. In the Portfolio's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION ("SAI")

Provides a fuller technical and legal description of the Portfolio's policies, investment restrictions, and business structure. The SAI is legally considered to be a part of this Prospectus.

IF YOU WOULD LIKE A COPY OF THE CURRENT VERSIONS OF THESE DOCUMENTS, OR OTHER INFORMATION ABOUT THE PORTFOLIO, CONTACT:

                          MET INVESTORS SERIES TRUST
                           5 PARK PLAZA, SUITE 1900
                           IRVINE, CALIFORNIA 92614

                                1-800-848-3854

Free copies of the SAI and Annual and Semi-Annual Reports are available at the following website: www.metlifeinvestors.com

Information about the Portfolio, including the Annual and Semi-annual Reports and SAI, may also be obtained from the Securities and Exchange Commission ("SEC"):

[_] IN PERSONReview and copy documents in the SEC's Public Reference Room in
             Washington, D.C. (for information call 202-551-8090).

[_] ON LINE  Retrieve information from the EDGAR database on the SEC's web site at: http://www.sec.gov.

[_] BY MAIL  Request documents, upon payment of a duplicating fee, by writing to SEC, Public Reference Section, Washington, D.C. 20549 or by e-mailing the SEC at publicinfo@sec.gov.

                             SEC FILE # 811-10183

                                 MET INVESTORS
                            S E R I E S   T R U S T



                         Van Kampen Comstock Portfolio


                          Class A and Class B Shares


                                __PROSPECTUS__


                                APRIL 28, 2008




Like all securities, these securities have not been approved or disapproved by the
    Securities and Exchange Commission, nor has the Securities and Exchange
      Commission passed upon the accuracy or adequacy of this Prospectus.
           Any representation to the contrary is a criminal offense.

                           ____TABLE OF CONTENTS____

                                                         PAGE

               INTRODUCTION                               3
                  Understanding the Trust                 3
                  Understanding the Portfolio             3

               THE PORTFOLIO                              4

                 INVESTMENT SUMMARY                       4
                  Van Kampen Comstock Portfolio           5

                 ADDITIONAL INVESTMENT STRATEGIES         10
                 MANAGEMENT                               14
                  The Manager                             14
                  The Adviser                             15
                  Distribution Plan                       17

               YOUR INVESTMENT                            17
                  Shareholder Information                 17
                  Dividends, Distributions and Taxes      18
                  Sales and Purchases of Shares           19

               FINANCIAL HIGHLIGHTS                       23

               FOR MORE INFORMATION                   Back Cover

INTRODUCTION

UNDERSTANDING THE TRUST


Met Investors Series Trust (the "Trust") is an open-end management investment company that offers a selection of fifty two managed investment portfolios or mutual funds. Only one of these portfolios is offered through this Prospectus (the "Portfolio"). Please see the Investment Summary section of this Prospectus for specific information on the Portfolio.


  INVESTING THROUGH A VARIABLE INSURANCE CONTRACT


  Class A and Class B shares of the Portfolio are currently only sold to separate accounts of Metropolitan Life Insurance Company and certain of its affiliates (collectively, "MetLife" or the "Insurance Companies") to fund the benefits under certain individual flexible premium variable life insurance policies and individual and group variable annuity contracts (collectively, "Contracts"). As a Contract owner, your premium payments are allocated to the Portfolio in accordance with your Contract.

  A particular class of the Portfolio may not be available. The prospectus for the Contracts shows the classes available to you. Please read this Prospectus carefully. It provides information to assist you in your decision. If you would like additional information about the Portfolio, please request a copy of the Statement of Additional Information ("SAI"). For details about how to obtain a copy of the SAI and other reports and information, see the back cover of this Prospectus. The SAI is incorporated by reference into this Prospectus.


  The Portfolio's name and investment objective are very similar to a certain publicly available mutual fund that is managed by the same investment adviser. The Portfolio in this Prospectus is not that publicly available mutual fund and will not have the same performance. Different performance will result from such factors as different implementation of investment policies, different investment restrictions, different cash flows into and out of the Portfolio, different fees and expenses, and different asset sizes.

UNDERSTANDING THE PORTFOLIO

After this Introduction you will find an Investment Summary for the Portfolio. The Investment Summary presents important facts about the Portfolio, including information about its investment objective, principal investment strategy, primary risks, fees and expenses and past performance.


 PLEASE SEE THE CONTRACT PROSPECTUS FOR A DETAILED EXPLANATION OF YOUR CONTRACT.

                                 THE PORTFOLIO


 THE PORTFOLIO IN THIS PROSPECTUS IS A MUTUAL FUND: A POOLED INVESTMENT THAT IS PROFESSIONALLY MANAGED AND THAT GIVES YOU THE OPPORTUNITY TO PARTICIPATE IN FINANCIAL MARKETS. THE PORTFOLIO STRIVES TO REACH ITS STATED INVESTMENT OBJECTIVE, WHICH CAN BE CHANGED WITHOUT SHAREHOLDER APPROVAL. AS WITH ALL MUTUAL FUNDS, THERE IS NO GUARANTEE THAT THE PORTFOLIO WILL ACHIEVE ITS INVESTMENT OBJECTIVE.


 THE PORTFOLIO'S ADVISER MAY SELL A PORTFOLIO SECURITY WHEN THE VALUE OF THE INVESTMENT REACHES OR EXCEEDS ITS ESTIMATED FAIR VALUE, TO TAKE ADVANTAGE OF MORE ATTRACTIVE INVESTMENT OPPORTUNITIES, WHEN THE ISSUER'S INVESTMENT FUNDAMENTALS BEGIN TO DETERIORATE, WHEN THE PORTFOLIO MUST MEET REDEMPTIONS, OR FOR OTHER INVESTMENT REASONS.


INVESTMENT SUMMARY

The Portfolio summary discusses the following:

    INVESTMENT OBJECTIVE
    What is the Portfolio's investment goal?

    PRINCIPAL INVESTMENT STRATEGY
    How does the Portfolio attempt to achieve its investment goal? What types of investments does it contain? What style of investing and investment philosophy does it follow?

    PRIMARY RISKS
    What are the specific risks of investing in the Portfolio?

    PAST PERFORMANCE
    How well has the Portfolio performed over time?

    FEES AND EXPENSES
    What is the cost of investing in the Portfolio?

In addition to its principal investment strategy, the Portfolio may invest in various types of securities and engage in various investment techniques and practices which are not the principal focus of the Portfolio and therefore are not described in the Investment Summary section of the Prospectus. These other securities and investment techniques and practices in which the Portfolio may engage, together with their risks, are briefly discussed in "Additional Investment Strategies" in this Prospectus.

The SAI provides more detailed information regarding the various types of securities that the Portfolio may purchase and certain investment techniques and practices of its Adviser.

The Contracts may be sold by banks. AN INVESTMENT IN THE PORTFOLIO THROUGH A CONTRACT IS NOT A DEPOSIT OR OBLIGATION OF, OR GUARANTEED BY, ANY BANK, AND IS NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY OF THE U.S. GOVERNMENT.

                         VAN KAMPEN COMSTOCK PORTFOLIO

INVESTMENT OBJECTIVE:

Capital growth and income.

PRINCIPAL INVESTMENT STRATEGY:

Under normal market conditions, the Adviser seeks to achieve the Portfolio's investment objective by investing in equity securities, consisting principally of common stocks. Under normal market conditions, the Portfolio invests at least 80% of its net assets in common stocks at the time of investment. The Portfolio may also invest in preferred stocks, indexed securities and securities convertible into common and preferred stocks.

In selecting securities for investment, the Portfolio focuses primarily on the security's potential for capital growth and income. The Portfolio emphasizes a value style of investing seeking well-established, undervalued companies that are believed by the Adviser to possess the potential for capital growth and income. The Portfolio's Adviser generally seeks to identify companies that are undervalued and have identifiable factors that might lead to improved valuations. This catalyst could come from within the company in the form of new management, operational enhancements, restructuring or reorganization. It could also be an external factor, such as an improvement in industry conditions or a regulatory change.

The Portfolio may invest in issuers of any size, although the Adviser focuses on companies with a market capitalization in excess of $2 billion.

The Portfolio may invest up to 25% of its net assets in securities of foreign issuers (including issuers in emerging market countries). In addition, the Portfolio may purchase and sell certain derivative instruments, such as options, futures contracts and options on futures contracts, for various portfolio management purposes, including to earn income, facilitate portfolio management and mitigate risks.

PRIMARY RISKS:

The value of your investment in the Portfolio may be affected by one or more of the following risks, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate. Please note that there are many other circumstances that could adversely affect your investment and prevent the Portfolio from reaching its objective, which are so described here.

MARKET RISK. The Portfolio's share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including disappointing corporate earnings, adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or a company may deteriorate. In addition, an assessment by the Portfolio's Adviser of particular companies may prove incorrect, resulting in losses or poor performance by those holdings, even in a rising market. The Portfolio could also miss attractive investment opportunities if its Adviser underweights fixed income markets or industries where there are significant returns, and could lose value if the Adviser overweights fixed income markets or industries where there are significant declines.

MARKET CAPITALIZATION RISK. Stocks fall into three broad market capitalization categories--large, medium and small. Investing primarily in one category carries the risk that due to current market conditions that category may be out of favor. If valuations of large capitalization companies appear to be greatly out of proportion to the valuations of small or medium capitalization companies, investors may migrate to the stocks of small and mid-sized companies causing a Portfolio that invests in these companies to increase in value more rapidly than a Portfolio that invests in larger, fully-valued companies. Larger more established companies may also be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion. Investing in medium and small capitalization companies may be subject to special risks associated with narrower product lines, more limited financial resources, smaller management groups, and a more limited trading market for their stocks as compared with larger companies. Securities of smaller capitalization issuers may therefore be subject to greater price volatility and may decline more significantly in market downturns than securities of larger companies. In some cases, these companies may be relatively new issuers (I.E., those having continuous operation histories of less than three years) which carries other risks in addition to the risks of other medium and small capitalization companies. New issuers may be more speculative because such companies are relatively unseasoned. These companies will often be involved in the development or marketing of a new product with no established market, which could lead to significant losses.

FOREIGN INVESTMENT RISK. Investments in foreign securities involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject:

  . These risks may include the seizure by the government of company assets, excessive taxation, withholding taxes on dividends and interest, limitations on the use or transfer of portfolio assets, and political or social instability.

  . Enforcing legal rights may be difficult, costly and slow in foreign countries, and there may be special problems enforcing claims against foreign governments.

  . Foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there may be less public information about their operations.

  .  Foreign markets may be less liquid and more volatile than U.S. markets.

  . Foreign securities often trade in currencies other than the U.S. dollar, and the Portfolio may directly hold foreign currencies and purchase and sell foreign currencies. Changes in currency exchange rates will affect the Portfolio's net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of foreign securities. An increase in the strength of the U.S. dollar relative to these other currencies may cause the value of the Portfolio to decline. Certain foreign currencies may be particularly volatile, and foreign governments may intervene in the currency markets, causing a decline in value or liquidity of the Portfolio's foreign currency or securities holdings.

  . Costs of buying, selling and holding foreign securities, including brokerage, tax and custody costs, may be higher than those involved in domestic transactions.

In addition, investments in emerging markets include all of the risks of investments in foreign securities and are subject to severe price declines. The economic and political structures of developing nations, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity. Such countries may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners and economies based on only a few industries. For these reasons, all of the risks of investing in foreign securities are heightened by investing in emerging market countries. The markets of developing countries have been more volatile than the markets of developed countries with more mature economies. These markets often have provided significantly higher or lower rates of return than developed markets, and significantly greater risks, to investors.

INVESTMENT STYLE RISK. Different investment styles tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. The Portfolio may outperform or underperform other funds that employ a different investment style. The Portfolio may also employ a combination of styles that impact its risk characteristics. Examples of different investment styles include growth and value investing. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's growth of earnings potential. Also, since growth companies usually invest a high portion of earnings in their business, growth stocks may lack the dividends of some value stocks that can cushion stock prices in a falling market. Growth oriented funds will typically underperform when value investing is in favor. Value stocks are those which are undervalued in comparison to their peers due to adverse business developments or other factors. Value investing carries the risk that the market will not recognize a security's inherent value for a long time, or that a stock judged to be undervalued may actually be appropriately priced or overvalued. Value oriented funds will typically underperform when growth investing is in favor.

DERIVATIVES RISK. The Portfolio's investments in derivatives can significantly increase the Portfolio's exposure to market risk or credit risk of the counterparty. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the relevant assets, rates and indices.

PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

 PORTFOLIO MANAGEMENT:


..  Morgan Stanley Investment Management, Inc. d/b/a Van Kampen see page 15


..  For financial highlights see page 23



The bar chart below shows you the performance of the Portfolio's Class B shares for each full calendar year since its inception and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart.

                             Year-by-Year Total Return as of 12/31

                                    [CHART]

                                06        07
                              ------    ------
                              16.05%    -2.49%

                         High Quarter:       4th - 2006           +6.05%
                         Low Quarter:        4th - 2007           -6.11%



The table below compares the Portfolio's Class A and Class B shares' average annual compounded total returns for the 1-year period and from inception through 12/31/07 with the S&P 500 Index, a widely recognized unmanaged index that measures the stock performance of 500 large- and medium-sized companies and is often used to indicate the performance of the overall stock market, and the Russell 1000 Value Index, an unmanaged index that measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.



 Average Annual Total Return as of 12/31/07
---------------------------------------------
                            Since   Inception
                   1 Year Inception   Date
------------------ ------ --------- ---------
Class A            -2.31%    7.20%   5/2/05
Class B            -2.49%    6.95%   5/2/05
S&P 500 Index       5.49%   11.44%*
Russell 1000 Value
 Index             -0.17%   11.26%*
* Index performance is from 4/30/05.


For information on Van Kampen's prior performance with comparable accounts, see page 16.

FEES AND EXPENSES:


The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2007, and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE


Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets).


                                          Class A Class B
---------------------------------------------------------
Management Fee                             0.58%   0.58%
---------------------------------------------------------
12b-1 Fees                                 None    0.25%
---------------------------------------------------------
Other Expenses                             0.03%   0.03%
---------------------------------------------------------
Total Annual Portfolio Operating Expenses  0.61%   0.86%
---------------------------------------------------------




EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.


The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.


EXAMPLE OF PORTFOLIO EXPENSES


         Class A  Class B
--------------------------
1 Year   $     63 $     88
--------------------------
3 Years  $    196 $    275
--------------------------
5 Years  $    341 $    479
--------------------------
10 Years $    764 $  1,064
--------------------------

ADDITIONAL INVESTMENT STRATEGIES

In addition to the principal investment strategies discussed in the Portfolio's Investment Summary, the Portfolio may at times invest a portion of its assets in the investment strategies and may engage in certain investment techniques as described below. The SAI provides a more detailed discussion of certain of these and other securities and indicates if the Portfolio is subject to any limitations with respect to a particular investment strategy. These strategies and techniques may involve risks. (PLEASE NOTE THAT SOME OF THESE STRATEGIES MAY BE A PRINCIPAL INVESTMENT STRATEGY FOR THE PORTFOLIO AND CONSEQUENTLY ARE ALSO DESCRIBED IN THE PORTFOLIO'S INVESTMENT SUMMARY.) The Portfolio is not limited by this discussion and may invest in other types of securities not precluded by the policies discussed elsewhere in this Prospectus.

CONVERTIBLE SECURITIES. Convertible securities are preferred stocks or bonds that pay a fixed dividend or interest payment and are convertible into common stock at a specified price or conversion ratio.

Traditionally, convertible securities have paid dividends or interest rates higher than common stocks but lower than nonconvertible securities. They generally participate in the appreciation or depreciation of the underlying stock into which they are convertible, but to a lesser degree. These securities are also subject to market risk, interest rate risk and credit risk.

DEPOSITARY RECEIPTS. Depositary receipts are receipts for shares of a foreign-based corporation that entitle the holder to dividends and capital gains on the underlying security. Receipts include those issued by domestic banks (American Depositary Receipts), foreign banks (Global or European Depositary Receipts), and broker-dealers (depositary shares).

These instruments are subject to market risk and foreign investment risk.

DERIVATIVES. Derivatives are used to limit risk in the Portfolio or to enhance investment return, and have a return tied to a formula based upon an interest rate, index, price of a security, or other measurement. Derivatives include options, futures, forward contracts and related products.

Options are the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price.

Futures are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date.

Forward contracts are contracts to purchase or sell a specified amount of a financial instrument for an agreed upon price at a specified time.

Derivatives may be used to hedge against an opposite position that the Portfolio holds. Any loss generated by the derivatives should be offset by gains in the hedged investment. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains or result in losses or missed opportunities. In addition, derivatives that are used for hedging the Portfolio in specific securities may not fully offset the underlying positions. The counterparty to a derivatives contract also could default. Derivatives that involve leverage could magnify losses.

Derivatives may also be used to maintain the Portfolio's exposure to the market, manage cash flows or to attempt to increase income. Using derivatives for purposes other than hedging is speculative and involves greater risks. In many foreign countries, futures and options markets do not exist or are not sufficiently developed to be effectively used by the Portfolio that invests in foreign securities.

FOREIGN CURRENCY TRANSACTIONS. Foreign currency transactions are entered into for the purpose of hedging against foreign exchange risk arising from the Portfolio's investment or anticipated investment in securities denominated in foreign currencies. The Portfolio also may enter into these contracts for purposes of increasing exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. Foreign currency transactions include the purchase of foreign currency on a spot (or cash) basis, contracts to purchase or sell foreign currencies at a future date (forward contracts), the purchase and sale of foreign currency futures contracts, and the purchase of exchange traded and over-the-counter call and put options on foreign currency futures contracts and on foreign currencies.

These hedging transactions do not eliminate fluctuations in the underlying prices of the securities which the Portfolio owns or intends to purchase or sell. They simply establish a rate of exchange which can be achieved at some future point in time.

Foreign currency exchange rates may fluctuate significantly over short periods of time. A forward foreign currency exchange contract reduces the Portfolio's exposure to changes in the value of the currency it will deliver and increases its exposure to changes in the value of the currency it will exchange into. Contracts to sell foreign currency will limit any potential gain which might be realized by the Portfolio if the value of the hedged currency increases. In the case of forward contracts entered into for the purpose of increasing return, the Portfolio may sustain losses which will reduce its gross income. Forward foreign currency exchange contracts also involve the risk that the party with which the Portfolio enters the contract may fail to perform its obligations to the Portfolio. The purchase and sale of foreign currency futures contracts and the purchase of call and put options on foreign currency futures contracts and on foreign currencies involve certain risks associated with derivatives.

FOREIGN EQUITY SECURITIES. Foreign equity securities are subject to foreign investment risk in addition to the risks applicable to domestic equity securities, such as market risk.

HIGH QUALITY SHORT-TERM DEBT OBLIGATIONS, INCLUDING BANKERS' ACCEPTANCES, COMMERCIAL PAPER AND CERTIFICATES OF DEPOSIT ISSUED OR GUARANTEED BY BANK HOLDING COMPANIES IN THE U.S., THEIR SUBSIDIARIES AND FOREIGN BRANCHES OR OF THE WORLD BANK; VARIABLE AMOUNT MASTER DEMAND NOTES AND VARIABLE RATE NOTES ISSUED BY U.S. AND FOREIGN CORPORATIONS.

Commercial paper is a short-term debt obligation with a maturity ranging from one to 270 days issued by banks, corporations, and other borrowers to investors seeking to invest idle cash.

Variable amount master demand notes differ from ordinary commercial paper in that they are issued pursuant to a written agreement between the issuer and the holder, their amounts may be increased from time to time by the holder (subject to an agreed maximum) or decreased by the holder or the issuer, they are payable on demand, the rate of interest payable on them varies with an agreed formula and they are typically not rated by a rating agency. Transfer of such notes is usually restricted by the issuer, and there is no secondary trading market for them. Any variable amount master demand note purchased by the Portfolio will be regarded as an illiquid security.

These instruments are subject to credit risk, interest rate risk and foreign investment risk.

INDEXED SECURITIES. The Portfolio may invest in indexed securities whose value is linked to foreign currencies, interest rates, commodities, indices or other financial indicators. Most indexed securities are short to intermediate term fixed income securities whose values at maturity (I.E., principal value) or interest rates rise or fall according to changes in the value of one or more specified underlying instruments. Indexed securities may be positively or negatively indexed (I.E., their principal value or interest rates may increase or decrease if the underlying instrument appreciates), and may have return characteristics similar to direct investments in the underlying instrument or to one or more options on the underlying instrument. Indexed securities may be more volatile than the underlying instrument itself and could involve the loss of all or a portion of the principal amount of, or interest on, the instrument.

INVESTMENT GRADE DEBT SECURITIES. Investment grade debt securities are securities rated in one of the four highest rating categories by S&P, Moody's or other nationally recognized rating agency. These securities are subject to interest rate risk and credit risk. Securities rated in the fourth investment category by a nationally recognized rating agency (e.g. BBB by S&P and Baa by Moody's) may have speculative characteristics.

INVESTMENTS IN OTHER INVESTMENT COMPANIES, INCLUDING PASSIVE FOREIGN INVESTMENT COMPANIES. When the Portfolio invests in another investment company, it must bear the management and other fees of the investment company, in addition to its own expenses. As a result, the Portfolio may be exposed to duplicate expenses which could lower its value. Investments in passive foreign investment companies also are subject to foreign investment risk.

Passive foreign investment companies are any foreign corporations which generate certain amounts of passive income or hold certain amounts of assets for the production of passive income. Passive income includes dividends, royalties, rent, and annuities.

PREFERRED STOCKS. Preferred stocks are equity securities that generally pay dividends at a specified rate and have preference over common stock in the payment of dividends and liquidation. Preferred stock generally does not carry voting rights.

Preferred stocks are subject to market risk. In addition, because preferred stocks pay fixed dividends, an increase in interest rates may cause the price of a preferred stock to fall.

REAL ESTATE INVESTMENT TRUSTS. REITs are entities which invest in commercial and other real estate properties. Risks associated with investments in securities of companies in the real estate industry include: decline in the value of real estate; risks related to general and local economic conditions; overbuilding and increased competition; increases in property taxes and operating expenses; changes in zoning laws; casualty or condemnation losses; variations in rental income; changes in neighborhood values; the appeal of properties to tenants; and increases in interest rates. In addition, equity REITs may be affected by changes in the values of the underlying property owned by the trusts, while mortgage REITs may be affected by the quality of credit extended.

REITs are dependent upon management skills, may not be diversified and are subject to the risks of financing projects. Such REITs are also subject to heavy cash flow dependency, defaults by borrowers, self liquidation and the possibility of failing to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended (the "Code"), and to maintain exemption from the 1940 Act. In the event an issuer of debt securities collateralized by real estate defaults, it is conceivable that the REITs could end up holding the underlying real estate. The Portfolio, as a shareholder of a REIT, bears a portion of the REIT's annual operating expenses.


REPURCHASE AGREEMENTS. Repurchase agreements involve the purchase of a security by the Portfolio and a simultaneous agreement by the seller (generally a bank or dealer) to repurchase the security from the Portfolio at a specified date or upon demand. This technique offers a method of earning income on idle cash.

Repurchase agreements involve credit risk, I.E., the risk that the seller will fail to repurchase the security, as agreed. In that case, the Portfolio will bear the risk of market value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security.



RIGHTS AND WARRANTS.   Warrants basically are options to purchase equity
securities at specific prices valid for a specific period of time. Their prices do not necessarily move parallel to the prices of the underlying securities. Rights are similar to warrants, but normally have a short duration and are distributed directly by the issuer to its shareholders. Rights and warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer. These investments carry the risk that they may be worthless to the Portfolio at the time it may exercise its rights, due to the fact that the underlying securities have a market value less than the exercise price. Warrants also include Low Exercise Price Call Warrants or other structured securities for the purpose of gaining exposure to stocks in difficult to access foreign local markets.

U.S. GOVERNMENT SECURITIES. U.S. Government securities include direct obligations of the U.S. Government that are supported by its full faith and credit, like Treasury bills and GNMA certificates. Treasury bills have initial maturities of less than one year, Treasury notes have initial maturities of one to ten years and Treasury bonds may be issued with any maturity but generally have maturities of at least ten years. U.S. Government securities also include indirect obligations of the U.S. Government that are issued by federal agencies and government-sponsored entities, like bonds and notes issued by the Federal Home Loan Bank and Fannie Mae. Unlike Treasury securities, agency securities generally are not backed by the full faith and credit of the U.S. Government. Some agency securities are supported by the right of the issuer to borrow from the Treasury, others are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations and others are supported only by the credit of the sponsoring agency.

U.S. Government securities are subject to interest rate risk. Credit risk is remote.

DEFENSIVE INVESTMENTS


Under adverse market or economic conditions, the Portfolio could invest for temporary defensive purposes some or all of its assets in money market securities or utilize other investment strategies that may be inconsistent with the Portfolio's principal investment strategy. Temporary defensive instruments generally include U.S. government securities, bank time deposits denominated in the currency of any major nation, commercial paper and repurchase agreements. The Adviser may also invest in these types of securities or hold cash while looking for suitable investment opportunities or to maintain liquidity. Although the Portfolio would employ these measures only in seeking to avoid losses, they could reduce the benefit from an upswing in the market or prevent the Portfolio from meeting its investment objective.


PORTFOLIO TURNOVER

The Portfolio's Adviser will sell a security when it believes it is appropriate to do so, regardless of how long the Portfolio has owned that security. Buying and selling securities generally involves some expense to the Portfolio, such as commissions paid to brokers and other transaction costs. Generally speaking, the higher the Portfolio's annual portfolio turnover rate, the greater its brokerage costs. Increased brokerage costs may adversely affect the Portfolio's performance. Annual turnover rate of 100% or more is considered high and will result in increased costs to the Portfolio. The Portfolio generally intends to purchase securities for long-term investment and therefore will have a relatively low turnover rate.

DOWNGRADES IN FIXED INCOME DEBT SECURITIES

Unless required by applicable law, the Portfolio is not required to sell or dispose of any debt security that either loses its rating or has its rating reduced after the Portfolio purchases the security.

MANAGEMENT

The Trust's Board of Trustees is responsible for managing the business affairs of the Trust. The Trustees meet periodically to review the affairs of the Trust and to establish certain guidelines which the Manager and Adviser are expected to follow in implementing the investment policies and objectives of the Trust. The Trustees also review the management of the Portfolio's assets by the Adviser. Information about the Trustees and executive officers of the Trust is contained in the SAI.

THE MANAGER


Met Investors Advisory, LLC (the "Manager"), 5 Park Plaza, Suite 1900, Irvine, California 92614, has overall responsibility for the general management and administration of the Portfolio. The Manager selects and pays the fees of the Adviser for the Portfolio and monitors the Adviser's investment program. The Manager is an affiliate of MetLife.


As compensation for its services to the Portfolio, the Manager receives monthly compensation at an annual rate of a percentage of the average daily net assets of the Portfolio as follows: 0.65% of first $500 million of such assets plus 0.60% of such assets over $500 million up to $1 billion plus 0.525% of such assets over $1 billion.

A discussion regarding the basis of the decision of the Trust's Board of Trustees to approve the Management Agreement with the Manager and the investment advisory agreement with the Adviser is available in the Portfolio's annual report.

THE ADVISER

Under the terms of the agreement between the Adviser and the Manager, the Adviser will develop a plan for investing the assets of the Portfolio, select the assets to be purchased and sold by the Portfolio, select the broker-dealer or broker-dealers through which the Portfolio will buy and sell its assets, and negotiate the payment of commissions, if any, to those broker-dealers. The Adviser follows the investment policies set by the Manager and the Board of Trustees for the Portfolio. Day-to-day management of the investments in the Portfolio is the responsibility of the Adviser's portfolio managers. The portfolio managers of the Portfolio are indicated below following a brief description of the Adviser. The SAI provides additional information about each portfolio manager's compensation, other accounts managed and the person's ownership of securities in the Portfolio.

The Trust and the Manager have received an exemptive order from the Securities and Exchange Commission that permits the Manager, subject to certain conditions, and without the approval of shareholders to: (a) employ a new unaffiliated investment adviser for the Portfolio pursuant to the terms of a new investment advisory agreement, in each case either as a replacement for an existing Adviser or as an additional Adviser; (b) change the terms of any investment advisory agreement; and (c) continue the employment of an existing Adviser on the same advisory contract terms where a contract has been assigned because of a change in control of the Adviser. In such circumstances, shareholders would receive notice of such action, including the information concerning the new Adviser that normally is provided in a proxy statement.

The Manager pays the Adviser a fee based on the Portfolio's average daily net assets. The Portfolio is not responsible for the fees paid to the Adviser.


MORGAN STANLEY INVESTMENT MANAGEMENT, INC., doing business in certain instances (including in its role as Adviser to the Portfolio) under the name Van Kampen ("Van Kampen"), 522 Fifth Avenue, New York, New York 10036, is the Adviser to the Portfolio. Van Kampen is a direct wholly-owned subsidiary of Morgan Stanley. As of December 31, 2007, Van Kampen, together with its affiliated asset management companies, managed approximately $589.5 billion in assets.

  . The Portfolio is managed by Van Kampen's Multi-Cap Value team. The team is made up of established investment professionals. Current members of the team include B. ROBERT BAKER, JR., JASON S. LEDER, KEVIN C. HOLT, DEVIN E. ARMSTRONG AND JAMES N. WARWICK. Mr. Baker is a Managing Director with Van Kampen and has been employed by Van Kampen since 1991. Mr. Leder and Mr. Holt are Managing Directors with Van Kampen and have been employed by Van Kampen since 1995 and 1999, respectively. Mr. Warwick is an Executive Director with Van Kampen and has been employed by Van Kampen since 2002. Mr. Armstrong is a Vice President of Van Kampen, and has been employed by Van Kampen since 2004. Prior to 2004, Mr. Armstrong was attending Columbia Business School. Mr. Baker is the lead manager of the Portfolio and Messrs. Leder, Holt, Armstrong and Warwick are co-portfolio managers. Mr. Baker is responsible for the execution of the overall strategy of the Portfolio.

PRIOR PERFORMANCE OF COMPARABLE ACCOUNTS




Since the Van Kampen Comstock Portfolio commenced operations in April 2005, it does not have a significant operating history. In order to provide you with information regarding the investment capabilities of Van Kampen, performance information regarding the Van Kampen Comstock Composite is presented. This chart does not show you the performance of the Van Kampen Comstock Portfolio--it shows the performance of similar accounts also managed by Van Kampen. This chart shows the historical performance of the Van Kampen Comstock Composite. The accounts in the Composite have investment objectives, policies and strategies that are substantially similar to those of the Van Kampen Comstock Portfolio. As of December 31, 2007 the Composite consisted of 36 mutual funds.

The performance shows the historical track record of the Adviser and is not intended to imply how the Van Kampen Comstock Portfolio will perform. Total returns represent past performance of the Composite and not the Van Kampen Comstock Portfolio.

                             Annual total returns
                   for the periods ending December 31, 2007



               Van Kampen                   Russell
                Comstock       S&P 500     1000 Value
Year/Period Composite (%)(1) Index (%)(2) Index (%)(2)
----------- ---------------- ------------ ------------
  2007            -2.19           5.49        -0.17
  2006            15.98          15.79        22.25
  2005             4.20           4.91         7.05
  2004            17.36          10.88        16.49
  2003            30.67          28.68        30.03
  2002           -19.80         -22.09       -15.52
  2001            -1.98         -11.88        -5.59
  2000            31.73          -9.12         7.02
  1999             2.26          21.04         7.35
  1998            20.05          28.57        15.63
  1997            29.84          33.36        35.18
  1996(3)          7.56           5.42        21.64


       (1) This column shows performance after average advisory fees and operating expenses charged to the accounts in the composite have been deducted, including custody fees and other expenses normally paid by such accounts. The Van Kampen Comstock Portfolio's fees and expenses are generally expected to be higher than those reflected in this composite, which would reduce performance. The composite does not reflect the deduction of mutual fund sales loads, if applicable.
       (2) The Standard & Poor's 500 Composite Stock Price Index is an index of the stocks of approximately 500 large- and medium-sized companies traded in U.S. stock markets. Results include reinvested dividends. The Russell 1000 Value Index consists of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.
       (3) The inception date of the composite was 10/31/96. Total returns and expenses are not annualized for the first year of operations.

DISTRIBUTION PLAN


The Portfolio has adopted for its Class B shares a plan pursuant to Rule 12b-1 under the 1940 Act (the "Plan") and pursuant to the Plan, entered into a Distribution Agreement with MetLife Investors Distribution Company, located at 5 Park Plaza, Suite 1900, Irvine, California, 92614. MetLife Investors Distribution Company is an affiliate of the Manager, and serves as principal underwriter for the Trust. The Plan permits the use of Trust assets to help finance the distribution of the shares of the Portfolio. Under the Plan, the Trust, on behalf of the Portfolio, is permitted to pay to various service providers up to 0.50% of the average daily net assets of the Portfolio allocated to Class B shares as payment for services rendered in connection with the distribution of the shares of the Portfolio. Currently, payments are limited to 0.25% of average net assets, which amount may be increased to the full Plan amount by the Trustees of the Trust without shareholder approval. Because these fees are paid out of Trust assets on an on-going basis, over time these costs will increase the cost of your investment and may cost you more than other types of sales charges.


YOUR INVESTMENT

SHAREHOLDER INFORMATION

The separate accounts of MetLife are the record owners of the Portfolio's shares. Any reference to the shareholder in this Prospectus technically refers to those separate accounts and not to you, the Contract owner. The legal rights of you, the Contract owner, are different from the legal rights of the record owner.

However, MetLife is required to solicit instructions from Contract owners when voting on shareholder issues. Any voting by MetLife as shareholder would therefore reflect the actual votes of Contract owners. Neither the Securities and Exchange Commission nor MetLife requires any specific minimum percentage of Contract owners to vote in order for MetLife to echo vote the remaining unvoted votes. MetLife seeks to obtain a reasonable level of turnout given the particular voting trend. MetLife may use various methods of encouraging Contract owners to vote, including additional solicitations. The practice of echo voting means that a minority of Contract owners may, in practice, determine whether an item passes or fails. Please see "Voting Rights" in the prospectus for the Contracts for more information on your voting rights.

DISCLOSURE OF PORTFOLIO HOLDINGS


Shares of the Trust are offered only to separate accounts of the Insurance Companies. The following information is generally made available on one or more of the Insurance Company websites (including www.metlifeinvestors.com): (i) the ten largest portfolio holdings of the Portfolio; (ii) unless the Adviser has objected, the percentage of the Portfolio's net assets that each of the portfolio holdings represents; and (iii) the percentage of the Portfolio's net assets that these holdings represent in the aggregate. Unless the Adviser has objected, this information is posted on the website as early as on or about the tenth business day following the calendar quarter and no later than on or about the first business day of the second month following the calendar quarter. The Trust may exclude any portion of these holdings from the posting when deemed in the best interest of the Trust. These postings generally remain until replaced by new postings as described above. For these purposes, the Portfolio's ten largest portfolio holdings are not considered to include swaps, futures, or forward currency transactions or transactions transmitted to the Trust's custodian after certain established cut-off times.


A description of the Portfolio's policies and procedures with respect to the disclosure of the Portfolio's portfolio securities is available in the SAI.

DIVIDENDS, DISTRIBUTIONS AND TAXES

DIVIDENDS AND DISTRIBUTIONS

The Portfolio intends to distribute substantially all of its net investment income, if any. The Portfolio distributes its dividends from its net investment income to MetLife's separate accounts at least once a year and not to you, the Contract owner. These distributions are in the form of additional shares and not cash. The result is that the Portfolio's investment performance, including the effect of dividends, is reflected in the cash value of the Contracts. Please see the Contract prospectus for more information.

All net realized long- or short-term capital gains of the Portfolio are also declared once a year and reinvested in the Portfolio.

TAXES

Please see the Contract prospectus for a discussion of the tax impact on you resulting from the income taxes the separate accounts owe as a result of their ownership of the Portfolio's shares and their receipt of dividends and capital gains.

The Portfolio expects to qualify and to continue to qualify as a regulated investment company under Subchapter M of the Code. As qualified, the Portfolio is not subject to federal income tax on that part of its taxable income that it distributes to you. Taxable income consists generally of net investment income, and any capital gains. It is the Portfolio's intention to distribute all such income and gains.

Shares of the Portfolio are currently offered only to the separate accounts of MetLife. Separate accounts are insurance company separate accounts that fund life insurance policies and annuity contracts. Under the Code, an insurance company pays no tax with respect to income of a qualifying separate account when the income is properly allocable to the value of eligible variable annuity or variable life insurance contracts. For a discussion of the taxation of life insurance companies and the separate accounts, as well as the tax treatment of the policies and annuity contracts and the holders thereof, see the discussion of federal income tax considerations included in the prospectus for the Contracts.

Section 817(h) of the Code and the regulations thereunder impose "diversification" requirements on the assets underlying a Contract. The Portfolio intends to maintain diversification which will allow each Contract to satisfy these requirements. These requirements are in addition to the diversification requirements imposed on the Portfolio by Subchapter M and the 1940 Act. Technically, the section 817(h) requirements provide that, with limited exceptions, as of the end of each calendar quarter or within thirty days thereafter no more than 55% of the assets underlying a Contract may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments, and no more than 90% by any four investments. For this purpose, an investment in the Portfolio is treated not as a single investment but as an investment in each asset owned by the Portfolio, so long as shares of the Portfolio are owned only by separate accounts of insurance companies, by qualified pension and retirement plans, and by a limited class of other investors. The Portfolio is and will be so owned. Thus so long as the Portfolio meets the section 817(h) diversification tests, each Contract will also meet those tests. See the prospectus for the Contracts.

The foregoing is only a summary of some of the important federal income tax considerations generally affecting the Portfolio and you; see the SAI for a more detailed discussion. You are urged to consult your tax advisers.

REPORT TO POLICYHOLDERS

The fiscal year of the Portfolio ends on December 31 of each year. The Trust will send to you, at least semi-annually, reports which show the Portfolio's composition and other information. An annual report, with audited information, will be sent to you each year.

SALES AND PURCHASES OF SHARES


The Trust does not sell its shares directly to the public. The Trust continuously sells Class A and Class B shares of the Portfolio only to the separate accounts of MetLife to fund Contracts. The Trust could also offer shares to other separate accounts of other insurers if approved by the Board of Trustees.


PURCHASE AND REDEMPTION OF SHARES

MetLife Investors Distribution Company is the principal underwriter and distributor of the Trust's shares. MetLife Investors Distribution Company places orders for the purchase or redemption of shares of the Portfolio based on, among other things, the amount of net Contract premiums or purchase payments transferred to the separate accounts, transfers to or from a separate account investment division and benefit payments to be effected on a given date pursuant to the terms of the Contract. Such orders are effected, without sales charge, at the net asset value per share for the Portfolio determined on that same date. The Trust reserves the right to reject or limit all or part of any purchase or exchange order for any reason.

The Portfolio is available as an investment option under a number of different variable insurance products, many of which do not limit the number of transfers among the available underlying funds. A large number of transfers could raise transaction costs for the Portfolio and could require the Adviser to maintain increased cash reserves, which could harm performance in rising markets.


Shares of the Portfolio are sold and redeemed at their net asset value without the imposition of any sales commission or redemption charge. Class A shares are not subject to a Rule 12b-1 fee. Class B shares are subject to a Rule 12b-1 fee of 0.25% of average daily net assets. (However, certain sales or other charges may apply to the Contract, as described in the Contract prospectus.) Under certain circumstances, redemption proceeds may be paid in securities or other property rather than in cash if the Manager determines it is in the best interests of the Trust.

MARKET TIMING

The Trust's Board of Trustees has adopted certain procedures, described below, to discourage certain types of trading in Portfolio shares that may be harmful to long-term investors, specifically (i) trading that is designed to exploit pricing inefficiencies and thereby dilute the returns of long-term investors; or (ii) frequent trading by an investor that generates sufficiently volatile cash flows to be disruptive to a portfolio manager's ability to manage the Portfolio's assets ((i) or (ii), "market timing"). The Trust is not intended for investment by market timers. The Trust does not knowingly accommodate market timing in the Portfolio and, to the Trust's knowledge, there are no arrangements currently in place that are designed to permit any contract owner to engage in market timing. As discussed above, the Trust reserves the right to reject or limit all or part of any purchase or exchange order for any reason.


The Trust requires that the insurance company separate accounts that invest in the Portfolios have in place policies and procedures reasonably designed to detect and deter market timing in the separate accounts by contract owners. In addition, the Manager monitors cashflows of certain Portfolios identified as presenting pricing inefficiencies that could potentially be exploited by market timers, and, with respect to each Portfolio, conducts certain tests to help detect cash outflows or cashflow volatility that may be disruptive to a portfolio manager's ability to manage the Portfolio. If, based on such monitoring, the Manager believes (i) that a Portfolio's cash flows may reflect a pattern of market timing or (ii) that a Portfolio's cash flows may reflect frequent trading that is disruptive to the management of the Portfolio and it is appropriate given the context of the cash flow volatility (e.g., type of Portfolio, amount of assets), the Manager will refer the matter to the appropriate insurance company or companies.

Further, in accordance with Rule 22c-2 under the 1940 Act, the Trust has contracted with insurance separate accounts to enable it to request and receive information regarding transactions in the shares of the Trust's Portfolios and limit transactions that violate the Trust's policies on market timing.


If the Trust finds that any insurance company has in place inadequate policies and procedures, with respect to a particular separate account, to detect and deter market timing in Portfolio shares and there is evidence of market timing in that separate account, the Trust or any of its Portfolios may be discontinued as an investment option of that separate account. In such an event, all contract owners of such separate account would no longer be able to make new investments in the Trust or any of its Portfolios. The Trust reserves the right to modify this policy, including any procedures established from time to time to effectuate this policy, at any time without notice.

LIMITATIONS ON THE TRUST'S ABILITY TO DETECT AND DETER MARKET TIMING

The Portfolio is available as an investment option under a number of different variable insurance products. Owners of these variable insurance products transfer value among sub-accounts of the insurance company separate accounts by contacting the insurance companies. The resulting purchases and redemptions of Portfolio shares are made through omnibus accounts of the insurance companies. The right of an owner of such a variable insurance product to transfer among sub-accounts is governed by a contract between the insurance company and such owner. Many of these contracts do not limit the number of transfers among the available underlying funds that a contract owner may make. The terms of these contracts, the presence of financial intermediaries (including the insurance companies) between the Trust and contract owners, the utilization of omnibus accounts by these intermediaries and other factors such as state insurance laws may limit the Trust's ability to detect and deter market timing. Multiple tiers of such financial intermediaries may further compound the Trust's difficulty in detecting and deterring such market timing activities.

RISKS ASSOCIATED WITH MARKET TIMING GENERALLY

While the Trust will try to detect and deter market timing by utilizing the procedures described above, these procedures may not be successful in identifying or deterring market timing. By realizing profits through short-term trading, contract owners that engage in market timing activities may dilute the value of shares held by long-term investors. Cashflow volatility resulting from frequent trading of Portfolio shares, especially involving large dollar amounts, may disrupt a portfolio manager's ability to manage the Portfolio's assets. Frequent trading may be disruptive if it makes it difficult for the Portfolio to implement its long-term investment strategies, for example by causing the Portfolio to maintain a higher level of its assets in cash to accommodate such frequent trading. Frequent trading may also be disruptive if it forces the Portfolio to sell portfolio securities at inopportune times to raise cash to accommodate such trading activity. In addition, frequent trading may cause the Portfolio to incur increased expenses. For example, as a result of such frequent trading, the Portfolio may be forced to liquidate investments and thereby incur increased brokerage costs. All of these factors may adversely affect Portfolio performance.

Associated with an investment in the Portfolio that itself invests in securities that are, for example, thinly traded, traded infrequently, or relatively less liquid is the risk that the current market price for the securities may not accurately reflect current market values. A market timer may seek to engage in strategies designed to take advantage of these pricing differences ("price arbitrage") and thereby dilute the returns of long-term investors. Portfolios that may be adversely affected by price arbitrage include those Portfolios that significantly invest in small cap equity securities and in certain fixed-income securities, such as high yield bonds.

A Portfolio that invests significantly in foreign securities may be particularly susceptible to strategies designed to exploit pricing inefficiencies. This is because foreign securities are typically traded on markets that close well before the time the Portfolio calculates its net asset value (typically at 4:00 p.m. Eastern Time), which gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities. The time zone differences among international stock markets can allow a market timer engaging in certain strategies to exploit differences in Portfolio share prices that are based on closing prices of foreign securities established some time before the Portfolio calculates its own share price (a type of price arbitrage referred to as "time zone arbitrage"). As discussed more fully below, the Trust has procedures, referred to as fair value pricing, that allow the Trust to adjust closing market prices of foreign securities to reflect what is believed to be the fair value of those securities at the time the Portfolio calculates its net asset value. While there is no assurance, the Portfolio expects that the use of fair value pricing will reduce a market timer's ability to engage in time zone arbitrage to the detriment of Portfolio shareholders.

VALUATION OF SHARES


The Portfolio's net asset value ("NAV") per share is ordinarily determined once daily, as of the close of the regular session of business on the New York Stock Exchange (NYSE) (usually at 4:00 p.m., Eastern Time), on each day the NYSE is open. To the extent that the Portfolio's assets are traded in other markets when the NYSE is closed, the value of the Portfolio's assets may be effected on days when the Trust is not open for business. In addition, trading in some of the Portfolio's assets may not occur when the Trust is open for business.

NAV of a Portfolio share is computed by dividing the value of the net assets of the Portfolio by the total number of shares outstanding in the Portfolio. Share prices for any transaction are those next calculated after receipt of an order.


Except for money market instruments maturing in 60 days or less and foreign securities as discussed below, securities held by the Portfolio are valued at market value. If market values are not readily available, or if available market quotations are not reliable, securities are priced at their fair value as determined by the Valuation Committee of the Trust's Board of Trustees using procedures approved by the Board of Trustees. The Portfolio may use fair value pricing if the value of a security has been materially affected by events occurring before the Portfolio's calculation of NAV but after the close of the primary markets on which the security is traded. The Portfolio may also use fair value pricing if reliable market quotations are unavailable due to infrequent trading or if trading in a particular security was halted during the day and did not resume prior to the Portfolio's calculation of NAV. The use of fair value pricing has the effect of valuing a security based upon the price the Portfolio might reasonably expect to receive if it sold that security but does not guarantee that the security can be sold at the fair value price. Further, because of the inherent uncertainty of fair valuation, a fair valuation price may differ significantly from the value that would have been used had a ready market for the investment existed, and these differences could be material. With respect to any portion of the Portfolio's assets that is invested in other open-end investment companies, that portion of the Portfolio's NAV is calculated based on the NAV of that investment company. The prospectus for the other investment company explains the circumstances and effects of fair value pricing for that investment company.

The Portfolio has retained a third party pricing service to automatically fair value each of its investments that is traded principally on a foreign exchange or market, subject to adjustment by the Trust's Valuation Committee. The Valuation Committee will regularly monitor and review the services provided by the pricing service to the Portfolio and periodically report to the Board on the pricing services' performance.

Money market instruments maturing in 60 days or less are valued on the amortized cost basis.

FINANCIAL HIGHLIGHTS


The following financial highlights table is intended to help you understand the Portfolio's Class A and Class B shares financial performance for its period of operation. Certain information reflects financial results for a single Portfolio share. Total return in the table shows how much an investment in the Portfolio would have increased (or decreased) during each period (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, whose report is included in the Annual Report of the Portfolio, which is available upon request.


  VAN KAMPEN COMSTOCK PORTFOLIO


                                                                                 FOR THE PERIOD FROM
                                                             FOR THE YEARS ENDED     MAY 2, 2005
                                                                DECEMBER 31,       (COMMENCEMENT OF
                                                             -----------------      OPERATIONS) TO
                                                                                 DECEMBER 31, 2005(A)
CLASS A                                                      2007(A)    2006(A)  --------------------
---------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                           $11.95    $10.40         $10.00
                                                             --------  --------        -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                            0.25      0.23           0.14
NET REALIZED AND UNREALIZED GAINS (LOSSES)                     (0.49)      1.45           0.45
                                                             --------  --------        -------
TOTAL FROM INVESTMENT OPERATIONS                               (0.24)      1.68           0.59
                                                             --------  --------        -------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                           (0.19)    (0.00)*        (0.11)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS                  (0.26)    (0.13)         (0.08)
                                                             --------  --------        -------
TOTAL DISTRIBUTIONS                                            (0.45)    (0.13)         (0.19)
                                                             --------  --------        -------
NET ASSET VALUE, END OF PERIOD                                 $11.26    $11.95         $10.40
                                                             --------  --------        -------
TOTAL RETURN                                                  (2.31)%    16.34%         5.93%+
                                                             --------  --------        -------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                      $1,839.2  $1,210.1         $880.4
RATIOS TO AVERAGE NET ASSETS(1):

EXPENSES                                                        0.61%     0.67%        0.68%++
NET INVESTMENT INCOME                                           2.04%     2.11%        2.02%++
PORTFOLIO TURNOVER RATE                                         22.2%     32.7%         75.7%+
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS BEFORE
REIMBURSEMENT BY THE MANAGER AND BROKER REBATES:                0.61%     0.67%        0.68%++

--------------------------------------------------------------------------------

*  Rounds to less than $0.005 per share.

+  Non-annualized
++ Annualized
(a) Net investment income per share was calculated using average shares outstanding.

                                                VAN KAMPEN COMSTOCK PORTFOLIO


                                                                                 FOR THE PERIOD FROM
                                                             FOR THE YEARS ENDED     MAY 2, 2005
                                                              DECEMBER 31,         (COMMENCEMENT OF
                                                             -------------------    OPERATIONS) TO
                                                                                 DECEMBER 31, 2005(A)
CLASS B                                                      2007(A)   2006(A)   --------------------
---------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                          $11.91   $10.39           $10.00
                                                              -------  ------          -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                           0.22     0.20             0.12
NET REALIZED AND UNREALIZED GAINS (LOSSES)                    (0.48)     1.45             0.46
                                                              -------  ------          -------
TOTAL FROM INVESTMENT OPERATIONS                              (0.26)     1.65             0.58
                                                              -------  ------          -------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                          (0.17)       --           (0.11)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS                 (0.26)   (0.13)           (0.08)
                                                              -------  ------          -------
TOTAL DISTRIBUTIONS                                           (0.43)   (0.13)           (0.19)
                                                              -------  ------          -------
NET ASSET VALUE, END OF PERIOD                                $11.22   $11.91           $10.39
                                                              -------  ------          -------
TOTAL RETURN                                                 (2.49)%   16.05%           5.75%+
                                                              -------  ------          -------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                       $162.0   $145.3            $58.8
RATIOS TO AVERAGE NET ASSETS(1):

EXPENSES                                                       0.85%    0.92%          0.93%++
NET INVESTMENT INCOME                                          1.80%    1.85%          1.71%++
PORTFOLIO TURNOVER RATE                                        22.2%    32.7%           75.7%+
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS BEFORE
REIMBURSEMENT BY THE MANAGER AND BROKER REBATES:               0.86%    0.92%          0.93%++

--------------------------------------------------------------------------------
+  Non-annualized
++ Annualized
(a) Net investment income per share was calculated using average shares outstanding.

FOR MORE INFORMATION

If you would like more information about the Portfolio, the following documents are available to you free upon request:

ANNUAL/SEMI-ANNUAL REPORTS

Contain additional information about the Portfolio's performance. In the Portfolio's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION ("SAI")

Provides a fuller technical and legal description of the Portfolio's policies, investment restrictions, and business structure. The SAI is legally considered to be a part of this Prospectus.

IF YOU WOULD LIKE A COPY OF THE CURRENT VERSIONS OF THESE DOCUMENTS, OR OTHER INFORMATION ABOUT THE PORTFOLIO, CONTACT:

                          MET INVESTORS SERIES TRUST
                           5 PARK PLAZA, SUITE 1900
                           IRVINE, CALIFORNIA 92614

                                1-800-848-3854

Free copies of the SAI and Annual and Semi-Annual Reports are available at the following website: www.metlifeinvestors.com

Information about the Portfolio, including the Annual and Semi-annual Reports and SAI, may also be obtained from the Securities and Exchange Commission ("SEC"):

[_] IN PERSONReview and copy documents in the SEC's Public Reference Room in
             Washington, D.C. (for information call 202-551-8090).

[_] ON LINE  Retrieve information from the EDGAR database on the SEC's web site at: http://www.sec.gov.

[_] BY MAIL  Request documents, upon payment of a duplicating fee, by writing to SEC, Public Reference Section, Washington, D.C. 20549 or by e-mailing the SEC at publicinfo@sec.gov.

                             SEC FILE # 811-10183

                                 MET INVESTORS
                            S E R I E S   T R U S T


                      Van Kampen Mid Cap Growth Portfolio

                          Class A and Class B Shares


                                __PROSPECTUS__


                                APRIL 28, 2008




Like all securities, these securities have not been approved or disapproved by the
    Securities and Exchange Commission, nor has the Securities and Exchange
      Commission passed upon the accuracy or adequacy of this Prospectus.
           Any representation to the contrary is a criminal offense.

                           ____TABLE OF CONTENTS____


                                                          PAGE

               INTRODUCTION                                3
                  Understanding the Trust                  3
                  Understanding the Portfolio              3

               THE PORTFOLIO                               4

                 INVESTMENT SUMMARY                        4
                  Van Kampen Mid Cap Growth Portfolio      5

                 ADDITIONAL INVESTMENT STRATEGIES          10

                 MANAGEMENT                                14
                  The Manager                              14
                  The Adviser                              15
                  Distribution Plan                        17

               YOUR INVESTMENT                             17
                  Shareholder Information                  17
                  Dividends, Distributions and Taxes       18
                  Sales and Purchases of Shares            19

               FINANCIAL HIGHLIGHTS                        23

               FOR MORE INFORMATION                    Back Cover

INTRODUCTION

UNDERSTANDING THE TRUST


Met Investors Series Trust (the "Trust") is an open-end management investment company that offers a selection of fifty-two managed investment portfolios or mutual funds. Only one of these portfolios is offered through this Prospectus (the "Portfolio"). Please see the Investment Summary section of this Prospectus for specific information on the Portfolio.


  INVESTING THROUGH A VARIABLE INSURANCE CONTRACT


  Class A and Class B shares of the Portfolio are currently only sold to separate accounts of Metropolitan Life Insurance Company and certain of its affiliates (collectively, "MetLife" or the "Insurance Companies") to fund the benefits under certain individual flexible premium variable life insurance policies and individual and group variable annuity contracts (collectively, "Contracts"). As a Contract owner, your premium payments are allocated to the Portfolio in accordance with your Contract.

  A particular class of the Portfolio may not be available under the Contract you have chosen. The prospectus for the Contracts shows the classes available to you. Please read this Prospectus carefully. It provides information to assist you in your decision. If you would like additional information about the Portfolio, please request a copy of the Statement of Additional Information ("SAI"). For details about how to obtain a copy of the SAI and other reports and information, see the back cover of this Prospectus. The SAI is incorporated by reference into this Prospectus.


  The Portfolio's name and investment objective are very similar to a certain publicly available mutual fund that is managed by the same investment adviser. The Portfolio in this Prospectus is not that publicly available mutual fund and will not have the same performance. Different performance will result from such factors as different implementation of investment policies, different investment restrictions, different cash flows into and out of the Portfolio, different fees and expenses, and different asset sizes.

UNDERSTANDING THE PORTFOLIO

After this Introduction you will find an Investment Summary for the Portfolio. The Investment Summary presents important facts about the Portfolio, including information about its investment objective, principal investment strategy, primary risks, fees and expenses and past performance.


 PLEASE SEE THE CONTRACT PROSPECTUS FOR A DETAILED EXPLANATION OF YOUR CONTRACT.

                                 THE PORTFOLIO


 THE PORTFOLIO IN THIS PROSPECTUS IS A MUTUAL FUND: A POOLED INVESTMENT THAT IS PROFESSIONALLY MANAGED AND THAT GIVES YOU THE OPPORTUNITY TO PARTICIPATE IN FINANCIAL MARKETS. THE PORTFOLIO STRIVES TO REACH ITS STATED INVESTMENT OBJECTIVE, WHICH CAN BE CHANGED WITHOUT SHAREHOLDER APPROVAL. AS WITH ALL MUTUAL FUNDS, THERE IS NO GUARANTEE THAT THE PORTFOLIO WILL ACHIEVE ITS INVESTMENT OBJECTIVE.


 THE PORTFOLIO'S ADVISER MAY SELL A PORTFOLIO SECURITY WHEN THE VALUE OF THE INVESTMENT REACHES OR EXCEEDS ITS ESTIMATED FAIR VALUE, TO TAKE ADVANTAGE OF MORE ATTRACTIVE INVESTMENT OPPORTUNITIES, WHEN THE ISSUER'S INVESTMENT FUNDAMENTALS BEGIN TO DETERIORATE, WHEN THE PORTFOLIO MUST MEET REDEMPTIONS, OR FOR OTHER INVESTMENT REASONS.


INVESTMENT SUMMARY

The Portfolio summary discusses the following:

    INVESTMENT OBJECTIVE
    What is the Portfolio's investment goal?

    PRINCIPAL INVESTMENT STRATEGY
    How does the Portfolio attempt to achieve its investment goal? What types of investments does it contain? What style of investing and investment philosophy does it follow?

    PRIMARY RISKS
    What are the specific risks of investing in the Portfolio?

    PAST PERFORMANCE
    How well has the Portfolio performed over time?

    FEES AND EXPENSES
    What is the cost of investing in the Portfolio?

In addition to its principal investment strategy, the Portfolio may invest in various types of securities and engage in various investment techniques and practices which are not the principal focus of the Portfolio and therefore are not described in the Investment Summary section of the Prospectus. These other securities and investment techniques and practices in which the Portfolio may engage, together with their risks, are briefly discussed in "Additional Investment Strategies" in this Prospectus.

The SAI provides more detailed information regarding the various types of securities that the Portfolio may purchase and certain investment techniques and practices of its Adviser.

The Contracts may be sold by banks. AN INVESTMENT IN THE PORTFOLIO THROUGH A CONTRACT IS NOT A DEPOSIT OR OBLIGATION OF, OR GUARANTEED BY, ANY BANK, AND IS NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY OF THE U.S. GOVERNMENT.

                      VAN KAMPEN MID CAP GROWTH PORTFOLIO


INVESTMENT OBJECTIVE:

Capital appreciation.

PRINCIPLE INVESTMENT STRATEGY:

The Adviser seeks to invest in high quality companies it believes have sustainable competitive advantages and the ability to redeploy capital at high rates of return. The Adviser typically favors companies with rising returns on invested capital, above average business visibility, strong free cash flow generation and attractive risk/reward.


Under normal market conditions, the Portfolio invests at least 80% of its net assets in securities of medium-sized companies at the time of investment. Under current market conditions, the Adviser defines medium-sized companies by reference to those companies represented in the Russell Midcap Growth Index (which consists of companies in the capitalization range of approximately $305 million to $49.6 billion as of February 29, 2008). The Portfolio may also invest in common stocks and other equity securities of small- and large-sized companies.


The Portfolio invests primarily in common stocks and also may invest in other equity securities, including preferred stock, convertible securities and rights or warrants to purchase securities.

The Portfolio may invest up to 25% of its assets in securities of foreign issuers, including issuers in emerging market countries, primarily through ownership of depositary receipts. The Portfolio may also purchase and sell certain derivative instruments, such as options, futures, contracts and options on future contracts, for various portfolio management purposes, including to facilitate portfolio management and to mitigate risks.

PRIMARY RISKS:

The value of your investment in the Portfolio may be affected by one or more of the following risks, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate. Please note that there are many other circumstances that could adversely affect your investment and prevent the Portfolio from reaching its objective, which are not described here.


MARKET RISK. The Portfolio's share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including disappointing corporate earnings, adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or a company may deteriorate. In addition, an assessment by the Portfolio's Adviser of particular companies may prove incorrect, resulting in losses or poor performance by those holdings, even in a rising market. The Portfolio could also miss attractive investment opportunities if its Adviser underweights markets or industries where there are significant returns, and could lose value if the Adviser overweights markets or industries where there are significant declines.

FOREIGN INVESTMENT RISK. Investments in foreign securities involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject:

  . These risks may include the seizure by the government of company assets, excessive taxation, withholding taxes on dividends and interest, limitations on the use or transfer of portfolio assets, and political or social instability.

  . Enforcing legal rights may be difficult, costly and slow in foreign countries, and there may be special problems enforcing claims against foreign governments.

  . Foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there may be less public information about their operations.

  .  Foreign markets may be less liquid and more volatile than U.S. markets.

  . Foreign securities often trade in currencies other than the U.S. dollar, and the Portfolio may directly hold foreign currencies and purchase and sell foreign currencies. Changes in currency exchange rates will affect the Portfolio's net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of foreign securities. An increase in the strength of the U.S. dollar relative to these other currencies may cause the value of the Portfolio to decline. Certain foreign currencies may be particularly volatile, and foreign governments may intervene in the currency markets, causing a decline in value or liquidity of the Portfolio's foreign currency or securities holdings.

  . Costs of buying, selling and holding foreign securities, including brokerage, tax and custody costs, may be higher than those involved in domestic transactions.

In addition, investments in emerging markets include all of the risks of investments in foreign securities and are subject to severe price declines. The economic and political structures of developing nations, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity. Such countries may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners and economies based on only a few industries. For these reasons, all of the risks of investing in foreign securities are heightened by investing in emerging markets countries. The markets of developing countries have been more volatile than the markets of developed countries with more mature economies. These markets often have provided significantly higher or lower rates of return than developed markets, and significantly greater risks, to investors.


MARKET CAPITALIZATION RISK. Stocks fall into three broad market capitalization categories--large, medium and small. Investing primarily in one category carries the risk that due to current market conditions that category may be out of favor. If valuations of large capitalization companies appear to be greatly out of proportion to the valuations of small or medium capitalization companies, investors may migrate to the stocks of small and mid-sized companies causing a portfolio that invests in these companies to increase in value more rapidly than a portfolio that invests in larger, fully-valued companies. Larger more established companies may also be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion. Investing in medium and small capitalization companies may be subject to special risks associated with narrower product lines, more limited financial resources, smaller management groups, and a more limited trading market for their stocks as compared with larger companies. Securities of smaller capitalization issuers may therefore be subject to greater price volatility and may decline more significantly in market downturns than securities of larger companies. In some cases, these companies may be relatively new issuers (I.E., those having continuous operation histories of less than three years) which carries other risks in addition to the risks of other medium and small capitalization companies. New issuers may be more speculative because such companies are relatively unseasoned. These companies will often be involved in the development or marketing of a new product with no established market, which could lead to significant losses.

INVESTMENT STYLE RISK. Different investment styles tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. The Portfolio may outperform or underperform other funds that employ a different investment style. The Portfolio may also employ a combination of styles that impact its risk characteristics. Examples of different investment styles include growth and value investing. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's growth of earnings potential. Also, since growth companies usually invest a high portion of earnings in their business, growth stocks may lack the dividends of some value stocks that can cushion stock prices in a falling market. Growth oriented funds will typically underperform when value investing is in favor. Value stocks are those which are undervalued in comparison to their peers due to adverse business developments or other factors. Value investing carries the risk that the market will not recognize a security's inherent value for a long time, or that a stock judged to be undervalued may actually be appropriately priced or overvalued. Value oriented funds will typically underperform when growth investing is in favor.

DERIVATIVE RISK. The Portfolio's investments in derivatives can significantly increase the Portfolio's exposure to market risk and credit risk of the counterparty. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the relevant assets, rates and indices.

PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

 PORTFOLIO MANAGEMENT:

..  Morgan Stanley Investment Management Inc. d/b/a Van Kampen, see page 15


..  For financial highlights see page 23



The bar chart below shows you the performance of the Portfolio's Class B shares, the Portfolio's oldest Class, for each full calendar year since its inception and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart. Effective October 1, 2006, Morgan Stanley Investment Management, Inc. d/b/a Van Kampen became the Portfolio's Adviser. Investment performance information prior to that date is attributable to the Portfolio's former investment adviser.


Year-by-Year Total Return as of 12/31 of Each Year

                                    [CHART]

                         02       03       04       05     06     07
                       ------   ------   ------   ------  -----  -----
                      -24.41%   35.70%   12.45%    4.58%  8.37%  23.48%

                      High Quarter: 2nd - 2003  +17.43%
                      Low Quarter:  3rd - 2002  -15.77%

The table below compares the Portfolio's Class A and Class B shares' average annual compounded total returns for the 1- and 5-year periods and from inception through 12/31/07 with the Russell Midcap Growth Index. The Russell Midcap Growth Index is an unmanaged index which measures the performance of those companies in the Russell Midcap Index with higher price-to-book ratios and higher forecasted growth values. The Russell Midcap Index is an unmanaged index which measures the performance of the 800 smallest companies in the Russell 1000 Index. The median market capitalization was approximately $3.90 billion as of February 29, 2008. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.



                       Average Annual Total Return as of
                                   12/31/07
        ---------------------------------------------------------------
                                                       Since   Inception
                                       1 Year 5 Year Inception   Date
        -----------------------------  ------ ------ --------- ---------
        Class A                        23.84% 16.73%   6.62%     5/1/01
        Class B                        23.48% 16.39%   5.45%    2/12/01
        Russell Midcap Growth Index    11.43% 17.90%   3.27%*
        * Index performance is from 2/1/01.


For information on Van Kampen's prior performance with comparable funds, see page 16.

FEES AND EXPENSES:


The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2007 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the

Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.


SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE


Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)


                                           Class A Class B
----------------------------------------------------------
Management Fee                              0.70%   0.70%
----------------------------------------------------------
12b-1 Fees                                  None    0.25%
----------------------------------------------------------
Other Expenses                              0.17%   0.18%
----------------------------------------------------------
Total Annual Portfolio Operating Expenses*  0.87%   1.13%
----------------------------------------------------------



        * Met Investors Advisory, LLC (the "Manager") and the Trust have entered into an Expense Limitation Agreement whereby the total Annual Portfolio Operating Expenses for the Class A and Class B shares of the Portfolio will not exceed 0.90% and 1.15%, respectively, for the period ended April 30, 2009 and in any year in which the Agreement is in effect. Under certain circumstances, any fees waived or expenses reimbursed by the Manager may, with the approval of the Trust's Board of Trustees, be repaid to the Manager.


EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.


The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same and that all expense limitations remain in effect only for the period ended April 30, 2009. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.


EXAMPLE OF PORTFOLIO EXPENSES


         Class A  Class B
--------------------------
1 Year   $     89 $    116
--------------------------
3 Years  $    279 $    361
--------------------------
5 Years  $    484 $    625
--------------------------
10 Years $  1,076 $  1,380
--------------------------

ADDITIONAL INVESTMENT STRATEGIES

In addition to the principal investment strategies discussed in the Portfolio's Investment Summary, the Portfolio may at times invest a portion of its assets in the investment strategies and may engage in certain investment techniques as described below. The SAI provides a more detailed discussion of certain of these and other securities and indicates if the Portfolio is subject to any limitations with respect to a particular investment strategy. These strategies and techniques may involve risks. (PLEASE NOTE THAT SOME OF THESE STRATEGIES MAY BE A PRINCIPAL INVESTMENT STRATEGY FOR THE PORTFOLIO AND CONSEQUENTLY ARE ALSO DESCRIBED IN THE PORTFOLIO'S INVESTMENT SUMMARY.) The Portfolio is not limited by this discussion and may invest in other types of securities not precluded by the policies discussed elsewhere in this Prospectus.

CONVERTIBLE SECURITIES. Convertible securities are preferred stocks or bonds that pay a fixed dividend or interest payment and are convertible into common stock at a specified price or conversion ratio.

Traditionally, convertible securities have paid dividends or interest rates higher than common stocks but lower than nonconvertible securities. They generally participate in the appreciation or depreciation of the underlying stock into which they are convertible, but to a lesser degree. These securities are also subject to market risk, interest rate risk and credit risk.

DEPOSITARY RECEIPTS. Depositary receipts are receipts for shares of a foreign-based corporation that entitle the holder to dividends and capital gains on the underlying security. Receipts include those issued by domestic banks (American Depositary Receipts), foreign banks (Global or European Depositary Receipts), and broker-dealers (depositary shares).

These instruments are subject to market risk and foreign investment risk.

DERIVATIVES. Derivatives are used to limit risk in the Portfolio or to enhance investment return, and have a return tied to a formula based upon an interest rate, index, price of a security, or other measurement. Derivatives include options, futures, forward contracts and related products.

Options are the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price.

Futures are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date.

Forward contracts are contracts to purchase or sell a specified amount of a financial instrument for an agreed upon price at a specified time.

Derivatives may be used to hedge against an opposite position that the Portfolio holds. Any loss generated by the derivatives should be offset by gains in the hedged investment. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains or result in losses or missed opportunities. In addition, derivatives that are used for hedging the Portfolio in specific securities may not fully offset the underlying positions. The counterparty to a derivatives contract also could default. Derivatives that involve leverage could magnify losses.

Derivatives may also be used to maintain the Portfolio's exposure to the market, manage cash flows or to attempt to increase income. Using derivatives for purposes other than hedging is speculative and involves greater risks. In many foreign countries, futures and options markets do not exist or are not sufficiently developed to be effectively used by a Portfolio that invests in foreign securities.

FOREIGN CURRENCY TRANSACTIONS. Foreign currency transactions are entered into for the purpose of hedging against foreign exchange risk arising from the Portfolio's investment or anticipated investment in securities denominated in foreign currencies. The Portfolio also may enter into these contracts for purposes of increasing exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. Foreign currency transactions include the purchase of foreign currency on a spot (or cash) basis, contracts to purchase or sell foreign currencies at a future date (forward contracts), the purchase and sale of foreign currency futures contracts, and the purchase of exchange traded and over-the-counter call and put options on foreign currency futures contracts and on foreign currencies.

These hedging transactions do not eliminate fluctuations in the underlying prices of the securities which the Portfolio owns or intends to purchase or sell. They simply establish a rate of exchange which can be achieved at some future point in time.

Foreign currency exchange rates may fluctuate significantly over short periods of time. A forward foreign currency exchange contract reduces the Portfolio's exposure to changes in the value of the currency it will deliver and increases its exposure to changes in the value of the currency it will exchange into. Contracts to sell foreign currency will limit any potential gain which might be realized by the Portfolio if the value of the hedged currency increases. In the case of forward contracts entered into for the purpose of increasing return, the Portfolio may sustain losses which will reduce its gross income. Forward foreign currency exchange contracts also involve the risk that the party with which the Portfolio enters the contract may fail to perform its obligations to the Portfolio. The purchase and sale of foreign currency futures contracts and the purchase of call and put options on foreign currency futures contracts and on foreign currencies involve certain risks associated with derivatives.

FOREIGN EQUITY SECURITIES. Foreign equity securities are subject to foreign investment risk in addition to the risks applicable to domestic equity securities, such as market risk.

FORWARD COMMITMENTS, WHEN-ISSUED AND DELAYED DELIVERY SECURITIES. Forward commitments, when-issued and delayed delivery securities generally involve the purchase of a security with payment and delivery at some time in the future--I.E., beyond normal settlement. The Portfolio does not earn interest on such securities until settlement and bears the risk of market value fluctuations in between the purchase and settlement dates. New issues of stocks and bonds, private placements and U.S. Government securities may be sold in this manner.

INVESTMENTS IN OTHER INVESTMENT COMPANIES, INCLUDING PASSIVE FOREIGN INVESTMENT COMPANIES. When the Portfolio invests in another investment company, it must bear the management and other fees of the investment company, in addition to its own expenses. As a result, the Portfolio may be exposed to duplicate expenses which could lower its value. Investments in passive foreign investment companies also are subject to foreign investment risk.

Passive foreign investment companies are any foreign corporations which generate certain amounts of passive income or hold certain amounts of assets for the production of passive income. Passive income includes dividends, royalties, rent, and annuities.

PREFERRED STOCKS. Preferred stocks are equity securities that generally pay dividends at a specified rate and have preference over common stock in the payment of dividends and liquidation. Preferred stock generally does not carry voting rights.

Preferred stocks are subject to market risk. In addition, because preferred stocks pay fixed dividends, an increase in interest rates may cause the price of a preferred stock to fall.


REAL ESTATE INVESTMENT TRUSTS. REITs are entities which invest in commercial and other real estate properties. Risks associated with investments in securities of companies in the real estate industry include: decline in the value of real estate; risks related to general and local economic conditions; overbuilding and increased competition; increases in property taxes and operating expenses; changes in zoning laws; casualty or condemnation losses; variations in rental income; changes in neighborhood values; the appeal of properties to tenants; and increases in interest rates. In addition, equity REITs may be affected by changes in the values of the underlying property owned by the trusts, while mortgage REITs may be affected by the quality of credit extended. REITs are dependent upon management skills, may not be diversified and are subject to the risks of financing projects. Such REITs are also subject to heavy cash flow dependency, defaults by borrowers, self liquidation and the possibility of failing to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended (the "Code"), and to maintain exemption from the 1940 Act. In the event an issuer of debt securities collateralized by real estate defaults, it is conceivable that the REITs could end up holding the underlying real estate. The Portfolio, as a shareholder of a REIT, bears a portion of the REIT's annual operating expenses.

REPURCHASE AGREEMENTS. Repurchase agreements involve the purchase of a security by the Portfolio and a simultaneous agreement by the seller (generally a bank or dealer) to repurchase the security from the Portfolio at a specified date or upon demand. This technique offers a method of earning income on idle cash.


Repurchase agreements involve credit risk, I.E., the risk that the seller will fail to repurchase the security, as agreed. In that case, the Portfolio will bear the risk of market value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security.


REVERSE REPURCHASE AGREEMENTS. Reverse repurchase agreements involve the sale of a security by the Portfolio to another party (generally a bank or dealer) in return for cash and an agreement by the Portfolio to buy the security back at a specified price and time.


Reverse repurchase agreements will be used primarily to provide cash to satisfy unusually high redemption requests or for other temporary or emergency purposes. Reverse repurchase agreements are considered a form of borrowing by the Portfolio and, therefore, are a form of leverage. Leverage may cause any gains or losses of the Portfolio to be magnified.

RIGHTS AND WARRANTS. Warrants basically are options to purchase equity securities at specific prices valid for a specific period of time. Their prices do not necessarily move parallel to the prices of the underlying securities. Rights are similar to warrants, but normally have a short duration and are distributed directly by the issuer to its shareholders. Rights and warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer. These investments carry the risk that they may be worthless to the Portfolio at the time it may exercise its rights, due to the fact that the underlying securities have a market value less than the exercise price. Warrants also include Low Exercise Price Call Warrants or other structured securities for the purpose of gaining exposure to stocks in difficult to access foreign local markets.

SECURITIES LOANS. For purposes of realizing additional income, the Portfolio may lend securities to broker-dealers or institutional investors approved by the Board of Trustees of the Trust. All securities loans will be made pursuant to agreement requiring the loans to be continuously secured by collateral in cash or high grade debt obligations at least equal at all times to the market value of the loaned securities. The borrower pays to the Portfolio an amount equal to any dividends or interest received on loaned securities. The Portfolio retains all or a portion of the interest received on investment of cash collected or receives a fee from the borrower.

The risk in lending portfolio securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral, or in the recovery of the securities or possible loss of rights in their collateral should the borrower fail financially.

DEFENSIVE INVESTMENTS


Under adverse market or economic conditions, the Portfolio could invest for temporary defensive purposes some or all of its assets in money market securities or utilize other investment strategies that may be inconsistent with the Portfolio's principal investment strategy. Temporary defensive instruments generally include U.S. government securities, bank time deposits denominated in the currency of any major nation, commercial paper and repurchase agreements. The Adviser may also invest in these types of securities or hold cash while looking for suitable investment opportunities or to maintain liquidity. Although the Portfolio would employ these measures only in seeking to avoid losses, they could reduce the benefit from an upswing in the market or prevent the Portfolio from meeting its investment objective.


PORTFOLIO TURNOVER

The Portfolio's Adviser will sell a security when it believes it is appropriate to do so, regardless of how long the Portfolio has owned that security. Buying and selling securities generally involves some expense to the Portfolio, such as commissions paid to brokers and other transaction costs. Generally speaking, the higher the Portfolio's annual portfolio turnover rate, the greater its brokerage costs. Increased brokerage costs may adversely affect the Portfolio's performance. Annual turnover rate of 100% or more is considered high and will result in increased costs to the Portfolio. The Portfolio generally will have annual turnover rates of 100% or more.

DOWNGRADES IN FIXED INCOME DEBT SECURITIES

Unless required by applicable law, the Portfolio is not required to sell or dispose of any debt security that either loses its rating or has its rating reduced after the Portfolio purchases the security.

MANAGEMENT

The Trust's Board of Trustees is responsible for managing the business affairs of the Trust. The Trustees meet periodically to review the affairs of the Trust and to establish certain guidelines which the Manager and Adviser are expected to follow in implementing the investment policies and objectives of the Trust. The Trustees also review the management of the Portfolio's assets by the Adviser. Information about the Trustees and executive officers of the Trust is contained in the SAI.

THE MANAGER


Met Investors Advisory, LLC (the "Manager"), 5 Park Plaza, Suite 1900, Irvine, California 92614, has overall responsibility for the general management and administration of the Portfolio. The Manager selects and pays the fees of the Adviser for the Portfolio and monitors the Adviser's investment program. The Manager is an affiliate of MetLife.


As compensation for its services to the Portfolio, the Manager receives monthly compensation at an annual rate of a percentage of the average daily net assets of the Portfolio as follows: 0.70% of first $200 million of such assets plus 0.65% of such assets over $200 million up to $500 million plus 0.625% of such assets over $500 million.

A discussion regarding the basis of the decision of the Trust's Board of Trustees to approve the Management Agreement with the Manager and the investment advisory agreement with the Adviser is available in the Portfolio's annual report.

EXPENSE LIMITATION AGREEMENT


In the interest of limiting expenses of the Portfolio until April 30, 2009, the Manager has entered into an expense limitation agreement with the Trust ("Expense Limitation Agreement"). Pursuant to that Expense Limitation
Agreement, the Manager has agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses of the Portfolio other than interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, other extraordinary expenses not incurred in the ordinary course of the Portfolio's business, but including amounts payable pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act are limited to 0.90% and 1.15% of daily net assets for Class A and Class B shares, respectively, of the Portfolio.


The Portfolio may at a later date reimburse to the Manager the management fees waived or limited and other expenses assumed and paid by the Manager pursuant to the Expense Limitation Agreement provided the Portfolio has reached a sufficient asset size to permit such reimbursement to be made without causing the total annual expense ratio of the Portfolio to exceed the percentage limit stated above. Consequently, no reimbursement by the Portfolio will be made unless: (i) the Portfolio's total annual expense ratio is less than the respective percentages stated above; and (ii) the payment of such reimbursement has been approved by the Trust's Board of Trustees.

The total amount of reimbursement to which the Manager may be entitled will equal, at any time, the sum of (i) all investment management fees previously waived or reduced by the

Manager and (ii) all other payments previously remitted by the Manager to the Portfolio during any of the previous five fiscal years, less any reimbursement that the Portfolio has previously paid to the Manager with respect to (a) such investment management fees previously waived or reduced and (b) such other payments previously remitted by the Manager to the Portfolio.

THE ADVISER

Under the terms of the agreement between the Adviser and the Manager, the Adviser will develop a plan for investing the assets of the Portfolio, select the assets to be purchased and sold by the Portfolio, select the broker-dealer or broker-dealers through which the Portfolio will buy and sell its assets, and negotiate the payment of commissions, if any, to those broker-dealers. The Adviser follows the investment policies set by the Manager and the Board of Trustees for the Portfolio. Day-to-day management of the investments in the Portfolio is the responsibility of the Adviser's portfolio managers. The portfolio managers of the Portfolio are indicated below following a brief description of the Adviser. The SAI provides additional information about each portfolio manager's compensation, other accounts managed and the person's ownership of securities in the Portfolio.

The Trust and the Manager have received an exemptive order from the Securities and Exchange Commission that permits the Manager, subject to certain conditions, and without the approval of shareholders to: (a) employ a new unaffiliated investment adviser for the Portfolio pursuant to the terms of a new investment advisory agreement, in each case either as a replacement for an existing Adviser or as an additional Adviser; (b) change the terms of any investment advisory agreement; and (c) continue the employment of an existing Adviser on the same advisory contract terms where a contract has been assigned because of a change in control of the Adviser. In such circumstances, shareholders would receive notice of such action, including the information concerning the new Adviser that normally is provided in a proxy statement.

The Manager pays the Adviser a fee based on the Portfolio's average daily net assets. The Portfolio is not responsible for the fees paid to the Adviser.


MORGAN STANLEY INVESTMENT MANAGEMENT, INC., doing business in certain instances (including in its role as Adviser to the Portfolio) under the name Van Kampen ("Van Kampen"), 522 Fifth Avenue, New York, New York 10036, is the Adviser to the Van Kampen Mid-Cap Growth Portfolio. Van Kampen is a direct wholly-owned subsidiary of Morgan Stanley. As of December 31, 2007, Van Kampen, together with its affiliated asset management companies, managed approximately $589.5 billion in assets.

     The Portfolio is managed by the Van Kampen U.S. Growth team. Current members of the team jointly and primarily responsible for the day-to-day management of the Portfolio are DENNIS LYNCH, DAVID COHEN and SAM CHAINANI each a Managing Director of Van Kampen, and ALEXANDER NORTON and JASON YEUNG, each an Executive Director of Van Kampen.


     Mr. Lynch has worked in an investment management capacity for Van Kampen since 1998. Mr. Cohen has worked in an investment management capacity for Van Kampen since 1993. Mr. Chainani has worked in an investment management capacity for Van

     Kampen since 1996. Mr. Norton has worked in an investment management capacity for Van Kampen since 2000. Mr. Yeung has worked in an investment management capacity for Van Kampen since 2002. Mr. Lynch is the lead manager of the Portfolio and Messrs. Cohen, Chainani, Norton and Yeung are co-portfolio managers. Members of the team collaborate to manage the assets of the Portfolio.

PRIOR PERFORMANCE OF COMPARABLE ACCOUNTS

Van Kampen began managing the Van Kampen Mid Cap Growth Portfolio in October, 2006. In order to provide you with information regarding the investment capabilities of Van Kampen, composite performance information regarding the Van Kampen Mid Cap Growth strategy is presented. The accounts in the Van Kampen Mid Cap Growth Composite have investment objectives, policies and strategies that are substantially similar to those of the Portfolio. The table below does not show you the performance of the Portfolio--it shows the performance of similar accounts managed by Van Kampen. As of December 31, 2007, the Van Kampen Mid Cap Growth Composite consisted of 23 accounts.

The table below compares the historical performance of the Van Kampen Mid Cap Growth Composite with the Russell Mid Cap Growth Index. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index. The calculations of total return assume the reinvestment of all dividends and capital gain distributions and the deduction of all recurring expenses that were charged to shareholder accounts. These figures do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower.



           Annual Total Returns
-------------------------------------------
               Van Kampen       Russell
             Mid Cap Growth  Mid Cap Growth
Year/Period Composite (%)(1)  Index (%)(2)
----------- ---------------- --------------
  2007            22.60           11.43
  2006             9.64           10.66
  2005            17.86           12.10
  2004            21.41           15.48
  2003            41.97           42.71
  2002(3)        -27.54          -24.97



       (1) This column shows performance after average advisory fees and operating expenses charged to the accounts in the composite have been deducted, including custody fees and other expenses normally paid by such accounts. The Portfolio's fees and expenses are generally expected to be higher than those reflected in this composite, which would reduce performance. The composite does not reflect the deduction of mutual fund sales loads, if applicable. If sales loads were reflected, the annual returns would have been lower.
       (2) The Russell Midcap Growth Index measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000 Growth index. Results include reinvested dividends.
       (3) The inception date of the composite was 1/31/02. Total returns and expenses are not annualized for the first year of operations.

DISTRIBUTION PLAN


The Portfolio has adopted for its Class B shares a plan pursuant to Rule 12b-1 under the 1940 Act (the "Plan") and pursuant to the Plan, entered into a Distribution Agreement with MetLife Investors Distribution Company, located at 5 Park Plaza, Suite 1900, Irvine, California, 92614. MetLife Investors Distribution Company is an affiliate of the Manager, and serves as principal underwriter for the Trust. The Plan permits the use of Trust assets to help finance the distribution of the shares of the Portfolio. Under the Plan, the Trust, on behalf of the Portfolio, is permitted to pay to various service providers up to 0.50% of the average daily net assets of the Portfolio allocated to Class B shares as payment for services rendered in connection with the distribution of the shares of the Portfolio. Currently, payments are limited to 0.25% of average net assets, which amount may be increased to the full Plan amount by the Trustees of the Trust without shareholder approval. Because these fees are paid out of Trust assets on an on-going basis, over time these costs will increase the cost of your investment and may cost you more than other types of sales charges.


YOUR INVESTMENT

SHAREHOLDER INFORMATION

The separate accounts of MetLife are the record owners of the Portfolio's shares. Any reference to the shareholder in this Prospectus technically refers to those separate accounts and not to you, the Contract owner. The legal rights of you, the Contract owner, are different from the legal rights of the record owner.

However, MetLife is required to solicit instructions from Contract owners when voting on shareholder issues. Any voting by MetLife as shareholder would therefore reflect the actual votes of Contract owners. Neither the Securities and Exchange Commission nor MetLife requires any specific minimum percentage of Contract owners to vote in order for MetLife to echo vote the remaining unvoted votes. MetLife seeks to obtain a reasonable level of turnout given the particular voting trend. MetLife may use various methods of encouraging Contract owners to vote, including additional solicitations. The practice of echo voting means that a minority of Contract owners may, in practice, determine whether an item passes or fails. Please see "Voting Rights" in the prospectus for the Contracts for more information on your voting rights.

DISCLOSURE OF PORTFOLIO HOLDINGS


Shares of the Trust are offered only to separate accounts of the Insurance Companies. The following information is generally made available on one or more of the Insurance Company websites (including www.metlifeinvestors.com): (i) the ten largest portfolio holdings of the Portfolio; (ii) unless the Adviser has objected, the percentage of the Portfolio's net assets that each of the portfolio holdings represents; and (iii) the percentage of the Portfolio's net assets that these holdings represent in the aggregate. Unless the Adviser has objected, this information is posted on the website as early as on or about the tenth business day following the calendar quarter and no later than on or about the first business day of the second month following the calendar quarter. The Trust may exclude any portion of these holdings from the posting when deemed in the best interest of the Trust. These postings generally remain until replaced by new postings as described above. For these purposes, the Portfolio's ten largest portfolio holdings are not considered to include swaps, futures, or forward currency transactions or transactions transmitted to the Trust's custodian after certain established cut-off times.


A description of the Portfolio's policies and procedures with respect to the disclosure of the Portfolio's portfolio securities is available in the SAI.

DIVIDENDS, DISTRIBUTIONS AND TAXES

DIVIDENDS AND DISTRIBUTIONS

The Portfolio intends to distribute substantially all of its net investment income, if any. The Portfolio distributes its dividends from its net investment income to MetLife's separate accounts at least once a year and not to you, the Contract owner. These distributions are in the form of additional shares and not cash. The result is that the Portfolio's investment performance, including the effect of dividends, is reflected in the cash value of the Contracts. Please see the Contract prospectus for more information.

All net realized long- or short-term capital gains of the Portfolio are also declared once a year and reinvested in the Portfolio.

TAXES

Please see the Contract prospectus for a discussion of the tax impact on you resulting from the income taxes the separate accounts owe as a result of their ownership of the Portfolio's shares and their receipt of dividends and capital gains.

The Portfolio expects to qualify and to continue to qualify as a regulated investment company under Subchapter M of the Code. As qualified, the Portfolio is not subject to federal income tax on that part of its taxable income that it distributes to you. Taxable income consists generally of net investment income, and any capital gains. It is the Portfolio's intention to distribute all such income and gains.

Shares of the Portfolio are currently offered only to the separate accounts of MetLife. Separate accounts are insurance company separate accounts that fund life insurance policies and annuity contracts. Under the Code, an insurance company pays no tax with respect to income of a qualifying separate account when the income is properly allocable to the value of eligible variable annuity or variable life insurance contracts. For a discussion of the taxation of life insurance companies and the separate accounts, as well as the tax treatment of the policies and annuity contracts and the holders thereof, see the discussion of federal income tax considerations included in the prospectus for the Contracts.

Section 817(h) of the Code and the regulations thereunder impose "diversification" requirements on the assets underlying a Contract. The Portfolio intends to maintain diversification which will allow each Contract to satisfy these requirements. These requirements are in addition to the diversification requirements imposed on the Portfolio by Subchapter M and the 1940 Act. Technically, the section 817(h) requirements provide that, with limited exceptions, as of the end of each calendar quarter or within thirty days thereafter no more than 55% of the assets underlying a Contract may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments, and no more than 90% by any four investments. For this purpose, an investment in the Portfolio is treated not as a single investment but as an investment in each asset owned by the Portfolio, so long as shares of the Portfolio are owned only by separate accounts of insurance companies, by qualified pension and retirement plans, and by a limited class of other investors. The Portfolio is and will be so owned. Thus so long as the Portfolio meets the section 817(h) diversification tests, each Contract will also meet those tests. See the prospectus for the Contracts.

The foregoing is only a summary of some of the important federal income tax considerations generally affecting the Portfolio and you; see the SAI for a more detailed discussion. You are urged to consult your tax advisers.

REPORT TO POLICYHOLDERS

The fiscal year of the Portfolio ends on December 31 of each year. The Trust will send to you, at least semi-annually, reports which show the Portfolio's composition and other information. An annual report, with audited information, will be sent to you each year.

SALES AND PURCHASES OF SHARES


The Trust does not sell its shares directly to the public. The Trust continuously sells Class A and Class B shares of the Portfolio only to the separate accounts of MetLife to fund Contracts. The Trust could also offer shares to other separate accounts of other insurers if approved by the Board of Trustees.


PURCHASE AND REDEMPTION OF SHARES

MetLife Investors Distribution Company is the principal underwriter and distributor of the Trust's shares. MetLife Investors Distribution Company places orders for the purchase or redemption of shares of the Portfolio based on, among other things, the amount of net Contract premiums or purchase payments transferred to the separate accounts, transfers to or from a separate account investment division and benefit payments to be effected on a given date pursuant to the terms of the Contract. Such orders are effected, without sales charge, at the net asset value per share for the Portfolio determined on that same date. The Trust reserves the right to reject or limit all or part of any purchase or exchange order for any reason.

The Portfolio is available as an investment option under a number of different variable insurance products, many of which do not limit the number of transfers among the available underlying funds. A large number of transfers could raise transaction costs for the Portfolio and could require the Adviser to maintain increased cash reserves, which could harm performance in rising markets.

Shares of the Portfolio are sold and redeemed at their net asset value without the imposition of any sales commission or redemption charge. Class B shares are subject to a Rule 12b-1 fee of 0.25% of average daily net assets. (However, certain sales or other charges may apply to the Contract, as described in the Contract prospectus.) Under certain circumstances, redemption proceeds may be paid in securities or other property rather than in cash if the Manager determines it is in the best interests of the Trust.

MARKET TIMING

The Trust's Board of Trustees has adopted certain procedures, described below, to discourage certain types of trading in Portfolio shares that may be harmful to long-term investors, specifically (i) trading that is designed to exploit pricing inefficiencies and thereby dilute the returns of long-term investors; or (ii) frequent trading by an investor that generates sufficiently volatile cash flows to be disruptive to a portfolio manager's ability to manage the Portfolio's assets ((i) or (ii), "market timing"). The Trust is not intended for investment by market timers. The Trust does not knowingly accommodate market timing in the Portfolio and, to the Trust's knowledge, there are no arrangements currently in place that are designed to permit any contract owner to engage in market timing. As discussed above, the Trust reserves the right to reject or limit all or part of any purchase or exchange order for any reason.


The Trust requires that the insurance company separate accounts that invest in the Portfolios have in place policies and procedures reasonably designed to detect and deter market timing in the separate accounts by contract owners. In addition, the Manager monitors cashflows of certain Portfolios identified as presenting pricing inefficiencies that could potentially be exploited by market timers, and, with respect to each Portfolio, conducts certain tests to help detect cash outflows or cashflow volatility that may be disruptive to a portfolio manager's ability to manage the Portfolio. If, based on such monitoring, the Manager believes (i) that a Portfolio's cash flows may reflect a pattern of market timing or (ii) that a Portfolio's cash flows may reflect frequent trading that is disruptive to the management of the Portfolio and it is appropriate given the context of the cash flow volatility (e.g., type of Portfolio, amount of assets), the Manager will refer the matter to the appropriate insurance company or companies.

Further, in accordance with Rule 22c-2 under the 1940 Act, the Trust has contracted with insurance separate accounts to enable it to request and receive information regarding transactions in the shares of the Trust's Portfolios and limit transactions that violate the Trust's policies on market timing.


If the Trust finds that any insurance company has in place inadequate policies and procedures, with respect to a particular separate account, to detect and deter market timing in Portfolio shares and there is evidence of market timing in that separate account, the Trust or any of its Portfolios may be discontinued as an investment option of that separate account. In such an event, all contract owners of such separate account would no longer be able to make new investments in the Trust or any of its Portfolios. The Trust reserves the right to modify this policy, including any procedures established from time to time to effectuate this policy, at any time without notice.

LIMITATIONS ON THE TRUST'S ABILITY TO DETECT AND DETER MARKET TIMING

The Portfolio is available as an investment option under a number of different variable insurance products. Owners of these variable insurance products transfer value among sub-accounts of the insurance company separate accounts by contacting the insurance companies. The resulting purchases and redemptions of Portfolio shares are made through omnibus accounts of the insurance companies. The right of an owner of such a variable insurance product to transfer among sub-accounts is governed by a contract between the insurance company and such owner. Many of these contracts do not limit the number of transfers among the available underlying funds that a contract owner may make. The terms of these contracts, the presence of financial intermediaries (including the insurance companies) between the Trust and contract owners, the utilization of omnibus accounts by these intermediaries and other factors such as state insurance laws may limit the Trust's ability to detect and deter market timing. Multiple tiers of such financial intermediaries may further compound the Trust's difficulty in detecting and deterring such market timing activities.

RISKS ASSOCIATED WITH MARKET TIMING GENERALLY

While the Trust will try to detect and deter market timing by utilizing the procedures described above, these procedures may not be successful in identifying or deterring market timing. By realizing profits through short-term trading, contract owners that engage in market timing activities may dilute the value of shares held by long-term investors. Cashflow volatility resulting from frequent trading of Portfolio shares, especially involving large dollar amounts, may disrupt a portfolio manager's ability to manage the Portfolio's assets. Frequent trading may be disruptive if it makes it difficult for the Portfolio to implement its long-term investment strategies, for example by causing the Portfolio to maintain a higher level of its assets in cash to accommodate such frequent trading. Frequent trading may also be disruptive if it forces the Portfolio to sell portfolio securities at inopportune times to raise cash to accommodate such trading activity. In addition, frequent trading may cause the Portfolio to incur increased expenses. For example, as a result of such frequent trading, the Portfolio may be forced to liquidate investments and thereby incur increased brokerage costs. All of these factors may adversely affect Portfolio performance.

Associated with an investment in the Portfolio that itself invests in securities that are, for example, thinly traded, traded infrequently, or relatively less liquid is the risk that the current market price for the securities may not accurately reflect current market values. A market timer may seek to engage in strategies designed to take advantage of these pricing differences ("price arbitrage") and thereby dilute the returns of long-term investors. Portfolios that may be adversely affected by price arbitrage include those Portfolios that significantly invest in small cap equity securities and in certain fixed-income securities, such as high yield bonds.

A Portfolio that invests significantly in foreign securities may be particularly susceptible to strategies designed to exploit pricing inefficiencies. This is because foreign securities are typically traded on markets that close well before the time the Portfolio calculates its net asset value (typically at 4:00 p.m. Eastern Time), which gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities. The time zone differences among international stock markets can allow a market timer engaging in certain strategies to exploit differences in Portfolio share prices that are based on closing prices of foreign securities established some time before the Portfolio calculates its own share price (a type of price arbitrage referred to as "time zone arbitrage"). As discussed more fully below, the Trust has procedures, referred to as fair value pricing, that allow the Trust to adjust closing market prices of foreign securities to reflect what is believed to be the fair value of those securities at the time the Portfolio calculates its net asset value. While there is no assurance, the Portfolio expects that the use of fair value pricing will reduce a market timer's ability to engage in time zone arbitrage to the detriment of Portfolio shareholders.

VALUATION OF SHARES


The Portfolio's net asset value ("NAV") per share is ordinarily determined once daily, as of the close of the regular session of business on the New York Stock Exchange (NYSE) (usually at 4:00 p.m., Eastern Time), on each day the NYSE is open. To the extent that the Portfolio's assets are traded in other markets when the NYSE is closed, the value of the Portfolio's assets may be effected on days when the Trust is not open for business. In addition, trading in some of the Portfolio's assets may not occur when the Trust is open for business.

NAV of a Portfolio share is computed by dividing the value of the net assets of the Portfolio by the total number of shares outstanding in the Portfolio. Share prices for any transaction are those next calculated after receipt of an order.


Except for money market instruments maturing in 60 days or less and foreign securities as discussed below, securities held by the Portfolio are valued at market value. If market values are not readily available, or if available market quotations are not reliable, securities are priced at their fair value as determined by the Valuation Committee of the Trust's Board of Trustees using procedures approved by the Board of Trustees. The Portfolio may use fair value pricing if the value of a security has been materially affected by events occurring before the Portfolio's calculation of NAV but after the close of the primary markets on which the security is traded. The Portfolio may also use fair value pricing if reliable market quotations are unavailable due to infrequent trading or if trading in a particular security was halted during the day and did not resume prior to the Portfolio's calculation of NAV. The use of fair value pricing has the effect of valuing a security based upon the price the Portfolio might reasonably expect to receive if it sold that security but does not guarantee that the security can be sold at the fair value price. Further, because of the inherent uncertainty of fair valuation, a fair valuation price may differ significantly from the value that would have been used had a ready market for the investment existed, and these differences could be material. With respect to any portion of the Portfolio's assets that is invested in other open-end investment companies, that portion of the Portfolio's NAV is calculated based on the NAV of that investment company. The prospectus for the other investment company explains the circumstances and effects of fair value pricing for that investment company.

The Portfolio has retained a third party pricing service to automatically fair value each of its investments that is traded principally on a foreign exchange or market, subject to adjustment by the Trust's Valuation Committee. The Valuation Committee will regularly monitor and review the services provided by the pricing service to the Portfolio and periodically report to the Board on the pricing services' performance.

Money market instruments maturing in 60 days or less are valued on the amortized cost basis.

FINANCIAL HIGHLIGHTS


The following financial highlights table is intended to help you understand the Portfolio's Class A and Class B shares financial performance for the past 5 years. Certain information reflects financial results for a single Portfolio share. Total return in the table shows how much an investment in the Portfolio would have increased (or decreased) during each period (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, whose report is included in the Annual Report of the Portfolio, which is available upon request.

  VAN KAMPEN MID CAP GROWTH PORTFOLIO



                                                                FOR THE YEARS ENDED DECEMBER 31,
                                                             ---------------------------------------
CLASS A                                                      2007(A) 2006(A) 2005(A) 2004(A) 2003(A)
----------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                         $10.44   $10.19  $10.43   $9.24   $6.78
                                                             ------  ------- ------- ------- -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME (LOSS)                                   0.05   (0.01)  (0.04)  (0.04)  (0.05)
NET REALIZED AND UNREALIZED GAINS                              2.29     0.90    0.54    1.23    2.51
                                                             ------  ------- ------- ------- -------
TOTAL FROM INVESTMENT OPERATIONS                               2.34     0.89    0.50    1.19    2.46
                                                             ------  ------- ------- ------- -------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                             --       --      --      --      --
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS                (0.96)   (0.64)  (0.74)      --      --
                                                             ------  ------- ------- ------- -------
TOTAL DISTRIBUTIONS                                          (0.96)   (0.64)  (0.74)      --      --
                                                             ------  ------- ------- ------- -------
NET ASSET VALUE, END OF PERIOD                               $11.82   $10.44  $10.19  $10.43   $9.24
                                                             ------  ------- ------- ------- -------
TOTAL RETURN                                                 23.84%    8.65%   4.71%  12.76%  36.43%
                                                             ------  ------- ------- ------- -------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                       $29.6    $24.0   $21.5   $26.5   $27.6
RATIOS TO AVERAGE NET ASSETS(1):

EXPENSES*                                                     0.88%    0.90%   0.90%   0.90%   0.90%
NET INVESTMENT INCOME (LOSS)                                  0.46%  (0.08)% (0.35)% (0.43)% (0.57)%
PORTFOLIO TURNOVER RATE                                       62.0%   226.6%  103.9%   99.5%  119.0%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS BEFORE
REIMBURSEMENT BY THE MANAGER AND BROKER REBATES:              0.88%    1.08%   0.99%   0.95%   1.04%

--------------------------------------------------------------------------------


(a) Net investment income (loss) per share was calculated using average shares outstanding.

* Prior to 05/01/2003, broker rebates were excluded from the calculation of the expense limitation.

                                            VAN KAMPEN MID CAP GROWTH PORTFOLIO



                                                                FOR THE YEARS ENDED DECEMBER 31,
                                                             ---------------------------------------
CLASS B                                                      2007(A) 2006(A) 2005(A) 2004(A) 2003(A)
----------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                         $10.25   $10.04  $10.30   $9.16   $6.75
                                                             ------  ------- ------- ------- -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME (LOSS)                                   0.02   (0.03)  (0.06)  (0.06)  (0.07)
NET REALIZED AND UNREALIZED GAINS                              2.24     0.88    0.54    1.20    2.48
                                                             ------  ------- ------- ------- -------
TOTAL FROM INVESTMENT OPERATIONS                               2.26     0.85    0.48    1.14    2.41
                                                             ------  ------- ------- ------- -------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                             --       --      --      --      --
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS                (0.96)   (0.64)  (0.74)      --      --
                                                             ------  ------- ------- ------- -------
TOTAL DISTRIBUTIONS                                          (0.96)   (0.64)  (0.74)      --      --
                                                             ------  ------- ------- ------- -------
NET ASSET VALUE, END OF PERIOD                               $11.55   $10.25  $10.04  $10.30   $9.16
                                                             ------  ------- ------- ------- -------
TOTAL RETURN                                                 23.48%    8.37%   4.58%  12.45%  35.70%
                                                             ------  ------- ------- ------- -------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                       $81.5    $54.8   $40.9   $36.0   $27.6
RATIOS TO AVERAGE NET ASSETS(1):

EXPENSES*                                                     1.13%    1.15%   1.15%   1.15%   1.14%
NET INVESTMENT INCOME (LOSS)                                  0.19%  (0.30)% (0.58)% (0.66)% (0.83)%
PORTFOLIO TURNOVER RATE                                       62.0%   226.6%  103.9%   99.5%  119.0%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS BEFORE
REIMBURSEMENT BY THE MANAGER AND BROKER REBATES:              1.14%    1.34%   1.24%   1.20%   1.39%

--------------------------------------------------------------------------------


(a) Net investment income (loss) per share was calculated using average shares outstanding.

* Prior to 05/01/2003, broker rebates were excluded from the calculation of the expense limitation.

FOR MORE INFORMATION

If you would like more information about the Portfolio, the following documents are available to you free upon request:

ANNUAL/SEMI-ANNUAL REPORTS

Contain additional information about the Portfolio's performance. In the Portfolio's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION ("SAI")

Provides a fuller technical and legal description of the Portfolio's policies, investment restrictions, and business structure. The SAI is legally considered to be a part of this Prospectus.

IF YOU WOULD LIKE A COPY OF THE CURRENT VERSIONS OF THESE DOCUMENTS, OR OTHER INFORMATION ABOUT THE PORTFOLIO, CONTACT:

                          MET INVESTORS SERIES TRUST
                           5 PARK PLAZA, SUITE 1900
                           IRVINE, CALIFORNIA 92614

                                1-800-848-3854

Free copies of the SAI and Annual and Semi-Annual Reports are available at the following website: www.metlifeinvestors.com

Information about the Portfolio, including the Annual and Semi-annual Reports and SAI, may also be obtained from the Securities and Exchange Commission ("SEC"):

[_] IN PERSONReview and copy documents in the SEC's Public Reference Room in
             Washington, D.C. (for information call 202-551-8090).

[_] ON LINE  Retrieve information from the EDGAR database on the SEC's web site at: http://www.sec.gov.

[_] BY MAIL  Request documents, upon payment of a duplicating fee, by writing to SEC, Public Reference Section, Washington, D.C. 20549 or by e-mailing the SEC at publicinfo@sec.gov.

                             SEC FILE # 811-10183

                                 MET INVESTORS
                            S E R I E S   T R U S T




                Legg Mason Partners Aggressive Growth Portfolio

                      Class A, Class B and Class E Shares

                                __PROSPECTUS__

                                APRIL 28, 2008



Like all securities, these securities have not been approved or disapproved by the
    Securities and Exchange Commission, nor has the Securities and Exchange
      Commission passed upon the accuracy or adequacy of this Prospectus.
           Any representation to the contrary is a criminal offense.

                           ____TABLE OF CONTENTS____


                                                                PAGE

         INTRODUCTION                                            3
            Understanding the Trust                              3
            Understanding the Portfolio                          3

         THE PORTFOLIO                                           4

           INVESTMENT SUMMARY                                    4
            Legg Mason Partners Aggressive Growth Portfolio      5

           ADDITIONAL INVESTMENT STRATEGIES                      9
           MANAGEMENT                                            14
            The Manager                                          14
            The Adviser                                          14
            Distribution Plans                                   16

         YOUR INVESTMENT                                         16
            Shareholder Information                              16
            Dividends, Distributions and Taxes                   17
            Sales and Purchases of Shares                        18

         FINANCIAL HIGHLIGHTS                                    23

         FOR MORE INFORMATION                                Back Cover

INTRODUCTION

UNDERSTANDING THE TRUST

Met Investors Series Trust (the "Trust") is an open-end management investment company that offers a selection of fifty-two managed investment portfolios or mutual funds. Only one of these portfolios is offered through this Prospectus (the "Portfolio"). Please see the Investment Summary section of this Prospectus for specific information on the Portfolio.

  INVESTING THROUGH A VARIABLE INSURANCE CONTRACT

  Class A, Class B and Class E shares of the Portfolio are currently only sold to separate accounts of Metropolitan Life Insurance Company and certain of its affiliates (collectively, "MetLife" or the "Insurance Companies") to fund the benefits under certain individual flexible premium variable life insurance policies and individual and group variable annuity contracts (collectively, "Contracts"). As a Contract owner, your premium payments are allocated to the Portfolio in accordance with your Contract.

  A particular class of the Portfolio may not be available under the Contract you have chosen. The prospectus for the Contract shows the classes available to you. Please read this Prospectus carefully. It provides information to assist you in your decision. If you would like additional information about the Portfolio, please request a copy of the Statement of Additional Information ("SAI"). For details about how to obtain a copy of the SAI and other reports and information, see the back cover of this Prospectus. The SAI is incorporated by reference into this Prospectus.

  The Portfolio's name and investment objective are very similar to a certain publicly available mutual fund that is managed by the same investment adviser. The Portfolio in this Prospectus is not that publicly available mutual fund and will not have the same performance. Different performance will result from such factors as different implementation of investment policies, different investment restrictions, different cash flows into and out of the Portfolio, different fees and expenses, and different asset sizes.

UNDERSTANDING THE PORTFOLIO

After this Introduction you will find an Investment Summary for the Portfolio. The Investment Summary presents important facts about the Portfolio, including information about its investment objective, principal investment strategy, primary risks, fees and expenses and past performance.



 PLEASE SEE THE CONTRACT PROSPECTUS FOR A DETAILED EXPLANATION OF YOUR CONTRACT.

                                 THE PORTFOLIO


 THE PORTFOLIO IN THIS PROSPECTUS IS A MUTUAL FUND: A POOLED INVESTMENT THAT IS PROFESSIONALLY MANAGED AND THAT GIVES YOU THE OPPORTUNITY TO PARTICIPATE IN FINANCIAL MARKETS. THE PORTFOLIO STRIVES TO REACH ITS STATED INVESTMENT OBJECTIVE, WHICH CAN BE CHANGED WITHOUT SHAREHOLDER APPROVAL. AS WITH ALL MUTUAL FUNDS, THERE IS NO GUARANTEE THAT THE PORTFOLIO WILL ACHIEVE ITS INVESTMENT OBJECTIVE.

 THE PORTFOLIO'S ADVISER MAY SELL A PORTFOLIO SECURITY WHEN THE VALUE OF THE INVESTMENT REACHES OR EXCEEDS ITS ESTIMATED FAIR VALUE, TO TAKE ADVANTAGE OF MORE ATTRACTIVE INVESTMENT OPPORTUNITIES, WHEN THE ISSUER'S INVESTMENT FUNDAMENTALS BEGIN TO DETERIORATE, WHEN THE PORTFOLIO MUST MEET REDEMPTIONS, OR FOR OTHER INVESTMENT REASONS.

INVESTMENT SUMMARY

The Portfolio summary discusses the following:

    INVESTMENT OBJECTIVE
    What is the Portfolio's investment goal?

    PRINCIPAL INVESTMENT STRATEGY
    How does the Portfolio attempt to achieve its investment goal? What types of investments does it contain? What style of investing and investment philosophy does it follow?

    PRIMARY RISKS
    What are the specific risks of investing in the Portfolio?

    PAST PERFORMANCE
    How well has the Portfolio performed over time?

    FEES AND EXPENSES
    What is the cost of investing in the Portfolio?

In addition to its principal investment strategy, the Portfolio may invest in various types of securities and engage in various investment techniques and practices which are not the principal focus of the Portfolio and therefore are not described in the Investment Summary section of the Prospectus. These other securities and investment techniques and practices in which the Portfolio may engage, together with their risks, are briefly discussed in "Additional Investment Strategies" in this Prospectus.

The SAI provides more detailed information regarding the various types of securities that the Portfolio may purchase and certain investment techniques and practices of its Adviser.

The Contracts may be sold by banks. AN INVESTMENT IN THE PORTFOLIO THROUGH A CONTRACT IS NOT A DEPOSIT OR OBLIGATION OF, OR GUARANTEED BY, ANY BANK, AND IS NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY OF THE U.S. GOVERNMENT.

                LEGG MASON PARTNERS AGGRESSIVE GROWTH PORTFOLIO

INVESTMENT OBJECTIVE:

Capital appreciation.

PRINCIPAL INVESTMENT STRATEGY:

The Portfolio invests primarily in common stocks that the Adviser believes are experiencing, or will experience, growth in earnings that exceeds the average rate of earnings growth of companies which comprise the S&P 500 Index. The Portfolio may invest in the securities of large, well-known companies that offer prospects of long-term earnings growth. However, because higher earnings growth rates are often achieved by small- to medium-sized companies, a significant portion of the Portfolio's assets may be invested in the securities of such companies.

The Adviser emphasizes individual security selection while diversifying the Portfolio's investments across industries, which may help to reduce risk. The Adviser focuses primarily, but not exclusively, on emerging growth companies that have passed their "start up" phase and show positive earnings and the prospect of achieving significant profit gains beginning in the two to three years after the Portfolio acquires their stocks. When evaluating an individual stock, the Adviser considers whether the company may benefit from:

  .  New technologies, products or services

  .  New cost reducing measures

  .  Changes in management

  .  Favorable changes in government regulations

The Portfolio is classified as a "non-diversified" company under the Investment Company Act of 1940, as amended, which means that it may invest in a smaller number of companies than many other funds. Although the Portfolio is classified as non-diversified, the Portfolio is managed as a diversified Portfolio by the Adviser.



PRIMARY RISKS:

The value of your investment in the Portfolio may be affected by one or more of the following risks, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate. Please note that there are many other circumstances that could adversely affect your investment and prevent the Portfolio from reaching its objective, which are not described here.

MARKET RISK. The Portfolio's share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including disappointing corporate earnings, adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or a company may deteriorate. In addition, an assessment by the Portfolio's Adviser of particular companies may prove incorrect, resulting in losses or poor performance by those holdings, even in a rising market. The Portfolio could also miss attractive investment opportunities if its Adviser underweights markets or industries where there are significant returns, and could lose value if the Adviser overweights markets or industries where there are significant declines.


Stocks purchased in initial public offerings ("IPOs") have a tendency to fluctuate in value significantly shortly after the IPO relative to the price at which they were purchased. These fluctuations could impact the net asset value and return earned of the Portfolio.

MARKET CAPITALIZATION RISK. Stocks fall into three broad market capitalization categories--large, medium and small. Investing primarily in one category carries the risk that due to current market conditions that category may be out of favor. If valuations of large capitalization companies appear to be greatly out of proportion to the valuations of small or medium capitalization companies, investors may migrate to the stocks of small and mid-sized companies causing a Portfolio that invests in these companies to increase in value more rapidly than a Portfolio that invests in larger, fully-valued companies. Larger more established companies may also be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion. Investing in medium and small capitalization companies may be subject to special risks associated with narrower product lines, more limited financial resources, smaller management groups, and a more limited trading market for their stocks as compared with larger companies. Securities of smaller capitalization issuers may therefore be subject to greater price volatility and may decline more significantly in market downturns than securities of larger companies. In some cases, these companies may be relatively new issuers (I.E., those having continuous operation histories of less than three years) which carries other risks in addition to the risks of other medium and small capitalization companies. New issuers may be more speculative because such companies are relatively unseasoned. These companies will often be involved in the development or marketing of a new product with no established market, which could lead to significant losses.

INVESTMENT STYLE RISK. Different investment styles tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. The Portfolio may outperform or underperform other funds that employ a different investment style. The Portfolio may also employ a combination of styles that impact its risk characteristics. Examples of different investment styles include growth and value investing. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's growth of earnings potential. Also, since growth companies usually invest a high portion of earnings in their business, growth stocks may lack the dividends of some value stocks that can cushion stock prices in a falling market. Growth oriented funds will typically underperform when value investing is in favor. Value stocks are those which are undervalued in comparison to their peers due to adverse business developments or other factors. Value investing carries the risk that the market will not recognize a security's inherent value for a long time, or that a stock judged to be undervalued may actually be appropriately priced or overvalued. Value oriented funds will typically underperform when growth investing is in favor.


Because the Portfolio may invest its assets in a small number of issuers, the Portfolio is more susceptible to any single economic, political or regulatory event affecting those issuers than is a diversified portfolio.

PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

The bar chart below shows you the performance of the Portfolio's Class B shares, the Portfolio's oldest Class, for each full calendar year since its inception and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart. Effective October 1, 2006, ClearBridge Advisors, LLC became the Portfolio's Adviser. Investment performance prior to that date is attributable to the Portfolio's former investment adviser.

               Year-By-Year Total Return as of 12/31 of Each Year

                                     [CHART]

        02          03          04          05           06          07
       ----        ----        ----        ----         ----        ----
     -27.83%      30.90%       8.44%       13.58%      -1.74%       2.27%

       High Quarter:                 2nd - 2003                 +12.90%
       Low Quarter:                  3rd - 2002                 -16.13%


The table below compares the Portfolio's Class A, Class B and Class E shares' average annual compounded total returns for the 1- and 5-year periods and from inception through 12/31/07, as applicable, with the Russell 3000 Growth Index, an unmanaged index that measures the performance of those Russell 3000 companies with higher price to book ratios and higher forecasted growth values. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.

         Average Annual Total Return as of 12/31/07
------------------------------------------------------------
                                           Since   Inception
                          1 Year 5 Years Inception   Date
------------------------- ------ ------- --------- ---------
Class A                    2.60%  10.36%    2.83%    1/2/02
Class B                    2.27%  10.13%   -2.08%   2/12/01
Class E                    2.32%     --     9.56%   4/17/03
Russell 3000 Growth Index 11.40%  12.42%   -0.43%*
* Index performance is from 1/31/01.


For information on Adviser's prior performance with a comparable fund see page
15.



 PORTFOLIO MANAGEMENT:

..  ClearBridge Advisors, LLC see page 15

..  For financial highlights see page 23

FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2007 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE

Annual Portfolio Operating Expenses, (expenses that are deducted from Portfolio assets)

                                          Class A Class B Class E
-----------------------------------------------------------------
Management Fee                             0.62%   0.62%   0.62%
-----------------------------------------------------------------
12b-1 Fees                                 None    0.25%   0.15%
-----------------------------------------------------------------
Other Expenses                             0.05%   0.05%   0.05%
-----------------------------------------------------------------
Total Annual Portfolio Operating Expenses  0.67%   0.92%   0.82%
-----------------------------------------------------------------

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES

         Class A Class B Class E
--------------------------------
1 Year    $ 69   $   94  $   84
--------------------------------
3 Years   $215   $  295  $  263
--------------------------------
5 Years   $374   $  511  $  457
--------------------------------
10 Years  $837   $1,135  $1,017
--------------------------------

ADDITIONAL INVESTMENT STRATEGIES

In addition to the principal investment strategies discussed in the Portfolio's Investment Summary, the Portfolio may at times invest a portion of its assets in the investment strategies and may engage in certain investment techniques as described below. The SAI provides a more detailed discussion of certain of these and other securities and indicates if the Portfolio is subject to any limitations with respect to a particular investment strategy. These strategies and techniques may involve risks. (PLEASE NOTE THAT SOME OF THESE STRATEGIES MAY BE A PRINCIPAL INVESTMENT STRATEGY FOR THE PORTFOLIO AND CONSEQUENTLY ARE ALSO DESCRIBED IN THE PORTFOLIO'S INVESTMENT SUMMARY.) The Portfolio is not limited by this discussion and may invest in other types of securities not precluded by the policies discussed elsewhere in this Prospectus.

CONVERTIBLE SECURITIES. Convertible securities are preferred stocks or bonds that pay a fixed dividend or interest payment and are convertible into common stock at a specified price or conversion ratio.

Traditionally, convertible securities have paid dividends or interest rates higher than common stocks but lower than nonconvertible securities. They generally participate in the appreciation or depreciation of the underlying stock into which they are convertible, but to a lesser degree. These securities are also subject to market risk, interest rate risk and credit risk.

DEPOSITARY RECEIPTS. Depositary receipts are receipts for shares of a foreign-based corporation that entitle the holder to dividends and capital gains on the underlying security. Receipts include those issued by domestic banks (American Depositary Receipts), foreign banks (Global or European Depositary Receipts), and broker-dealers (depositary shares).

These instruments are subject to market risk and foreign investment risk.

DERIVATIVES. Derivatives are used to limit risk in a Portfolio or to enhance investment return, and have a return tied to a formula based upon an interest rate, index, price of a security, or other measurement. Derivatives include options, futures, forward contracts and related products.

Options are the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price.

FOREIGN CURRENCY TRANSACTIONS. Foreign currency transactions are entered into for the purpose of hedging against foreign exchange risk arising from the Portfolio's investment or anticipated investment in securities denominated in foreign currencies. The Portfolio also may enter into these contracts for purposes of increasing exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. Foreign currency transactions include the purchase of foreign currency on a spot (or cash) basis, contracts to purchase or sell foreign currencies at a future date (forward contracts), the purchase and sale of foreign currency futures contracts, and the purchase of exchange traded and over-the-counter call and put options on foreign currency futures contracts and on foreign currencies.

These hedging transactions do not eliminate fluctuations in the underlying prices of the securities which the Portfolio owns or intends to purchase or sell. They simply establish a rate of exchange which can be achieved at some future point in time.

Foreign currency exchange rates may fluctuate significantly over short periods of time. A forward foreign currency exchange contract reduces the Portfolio's exposure to changes in the value of the currency it will deliver and increases its exposure to changes in the value of the currency it will exchange into. Contracts to sell foreign currency will limit any potential gain which might be realized by the Portfolio if the value of the hedged currency increases. In the case of forward contracts entered into for the purpose of increasing return, the Portfolio may sustain losses which will reduce its gross income. Forward foreign currency exchange contracts also involve the risk that the party with which the Portfolio enters the contract may fail to perform its obligations to the Portfolio. The purchase and sale of foreign currency futures contracts and the purchase of call and put options on foreign currency futures contracts and on foreign currencies involve certain risks associated with derivatives.

FOREIGN DEBT SECURITIES. Foreign debt securities are issued by foreign corporations and governments. They may include Eurodollar obligations and Yankee bonds. Foreign debt securities are subject to foreign investment risk, credit risk and interest rate risk. Securities in developing countries are also subject to the additional risks associated with emerging markets.

FOREIGN EQUITY SECURITIES. Foreign equity securities are subject to foreign investment risk in addition to the risks applicable to domestic equity securities, such as market risk.

FORWARD COMMITMENTS, WHEN-ISSUED AND DELAYED DELIVERY SECURITIES. Forward commitments, when-issued and delayed delivery securities generally involve the purchase of a security with payment and delivery at some time in the future--i.e., beyond normal settlement. The Portfolio does not earn interest on such securities until settlement and bear the risk of market value fluctuations in between the purchase and settlement dates. New issues of stocks and bonds, private placements and U.S. Government securities may be sold in this manner.

HIGH QUALITY SHORT-TERM DEBT OBLIGATIONS, INCLUDING BANKERS' ACCEPTANCES, COMMERCIAL PAPER AND CERTIFICATES OF DEPOSIT ISSUED OR GUARANTEED BY BANK HOLDING COMPANIES IN THE U.S., THEIR SUBSIDIARIES AND FOREIGN BRANCHES OR OF THE WORLD BANK; VARIABLE AMOUNT MASTER DEMAND NOTES AND VARIABLE RATE NOTES ISSUED BY U.S. AND FOREIGN CORPORATIONS. Commercial paper is a short-term debt obligation with a maturity ranging from one to 270 days issued by banks, corporations, and other borrowers to investors seeking to invest idle cash. Variable amount master demand notes differ from ordinary commercial paper in that they are issued pursuant to a written agreement between the issuer and the holder, their amounts may be increased from time to time by the holder (subject to an agreed maximum) or decreased by the holder or the issuer, they are payable on demand, the rate of interest payable on them varies with an agreed formula and they are typically not rated by a rating agency. Transfer of such notes is usually restricted by the issuer, and there is no secondary trading market for them. Any variable amount master demand note purchased by a Portfolio will be regarded as an illiquid security.

These instruments are subject to credit risk, interest rate risk and foreign investment risk.

HIGH YIELD/HIGH RISK DEBT SECURITIES. High yield/high risk debt securities are securities that are rated below investment grade by the primary rating agencies (e.g., BB or lower by S&P and Ba or lower by Moody's). Other terms commonly used to describe such securities include "lower rated bonds," "noninvestment grade bonds," and "junk bonds." High yield/high risk debt securities are subject to high yield debt security risk as described in "Primary Risks of Investing in the Portfolios" above.

HYBRID INSTRUMENTS. Hybrid instruments are a form of a derivative and combine the elements of futures contracts or options with those of debt, preferred equity or a depositary instrument. They are often indexed to the price of a commodity, particular currency, or a domestic or foreign debt or equity security index. Examples of hybrid instruments include debt instruments with interest or principal payments or redemption terms determined by reference to the value of a currency or commodity or securities index at a future point in time or preferred stock with dividend rates determined by reference to the value of a currency. Hybrids may bear interest or pay dividends at below market (or even relatively nominal) rates. Under certain conditions, the redemption value of the instrument could be zero. Hybrids can have volatile prices and limited liquidity and their use by the Portfolio may not be successful.

ILLIQUID AND RESTRICTED SECURITIES. The Portfolio may invest a portion of its assets in restricted and illiquid securities, which are investments that the Portfolio cannot easily resell within seven days at current value or that have contractual or legal restriction on resale. Restricted securities include those which are not registered under the Securities Act of 1933, as amended (the "1933 Act"), and are purchased directly from the issuer or in the secondary market (private placements).

If the Portfolio buys restricted or illiquid securities it may be unable to quickly resell them or may be able to sell them only at a price below current value or could have difficulty valuing these holdings precisely.

In recent years, however, a large institutional market has developed for certain securities that are not registered under the 1933 Act, including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

INDEXED SECURITIES. A Portfolio may invest in indexed securities whose value is linked to foreign currencies, interest rates, commodities, indices or other financial indicators. Most indexed securities are short to intermediate term fixed income securities whose values at maturity (i.e., principal value) or interest rates rise or fall according to changes in the value of one or more specified underlying instruments. Indexed securities may be positively or negatively indexed (i.e., their principal value or interest rates may increase or decrease if the underlying instrument appreciates), and may have return characteristics similar to direct investments in the underlying instrument or to one or more options on the underlying instrument. Indexed securities may be more volatile than the underlying instrument itself and could involve the loss of all or a portion of the principal amount of, or interest on, the instrument.

INVESTMENT GRADE DEBT SECURITIES. Investment grade debt securities are securities rated in one of the four highest rating categories by S&P, Moody's or other nationally recognized rating agency. These securities are subject to interest rate risk and credit risk. Securities rated in the fourth investment category by a nationally recognized rating agency (e.g., BBB by S&P and Baa by Moody's) may have speculative characteristics.

INVESTMENTS IN OTHER INVESTMENT COMPANIES, INCLUDING PASSIVE FOREIGN INVESTMENT COMPANIES. When the Portfolio invests in another investment company, it must bear the management and other fees of the investment company, in addition to its own expenses. As a result, the Portfolio may be exposed to duplicate expenses which could lower its value. Investments in passive foreign investment companies also are subject to foreign investment risk.

Passive foreign investment companies are any foreign corporations which generate certain amounts of passive income or hold certain amounts of assets for the production of passive income. Passive income includes dividends, royalties, rent, and annuities.

PIK (PAY-IN-KIND) DEBT SECURITIES AND ZERO-COUPON BONDS. PIK debt securities are debt obligations which provide that the issuer may, at its option, pay interest on such bonds in cash or in the form of additional debt obligations. Such investments benefit the issuer by mitigating its need for cash to meet debt service, but also require a higher rate of return to attract investors who are willing to defer receipt of such cash.

Zero-coupon bonds are bonds that provide for no current interest payment and are sold at a discount. These investments pay no interest in cash to its holder during its life and usually trade at a deep discount from their face or par value. These investments may experience greater volatility in market value due to changes in interest rates than debt obligations which make regular payments of interest. The Portfolio will accrue income on such investments for tax accounting purposes, as required, which is distributable to shareholders and which, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities to satisfy the Portfolio's distribution obligations.

These securities are subject to credit risk and interest rate risk.

PREFERRED STOCKS. Preferred stocks are equity securities that generally pay dividends at a specified rate and have preference over common stock in the payment of dividends and liquidation. Preferred stock generally does not carry voting rights. Preferred stocks are subject to market risk. In addition, because preferred stocks pay fixed dividends, an increase in interest rates may cause the price of a preferred stock to fall.

REAL ESTATE INVESTMENT TRUSTS. Real estate investment trusts and similarly situated real estate companies outside the U.S. (previously defined as REITs) are entities which invest in commercial and other real estate properties. Risks associated with investments in securities of companies in the real estate industry include: decline in the value of real estate; risks related to general and local economic conditions; overbuilding and increased competition; increases in property taxes and operating expenses; changes in zoning laws; casualty or condemnation losses; variations in rental income; changes in neighborhood values; the appeal of properties to tenants; and increases in interest rates. In addition, Equity REITs may be affected by changes in the value of the underlying property they own, while Mortgage REITs may be affected by the quality of any credit they extend. Equity and Mortgage REITs are dependent upon management skills and are subject to heavy cash flow dependency, defaults by borrowers, self-liquidation and the possibility of failing to qualify for tax-free pass through of income under the Internal Revenue Code of 1986, and to maintain exemption from the 1940 Act. In the event an issuer of debt securities collateralized by real estate defaults, it is conceivable that the REIT could end up holding the underlying real estate. The Portfolio, as a shareholder of a REIT, bears a portion of the REIT's annual operating expenses.


RIGHTS AND WARRANTS. Warrants basically are options to purchase equity securities at specific prices valid for a specific period of time. Their prices do not necessarily move parallel to the prices of the underlying securities. Rights are similar to warrants, but normally have a short duration and are distributed directly by the issuer to its shareholders. Rights and warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer. These investments carry the risk that they may be worthless to the Portfolio at the time it may exercise its rights, due to the fact that the underlying securities have a market value less than the exercise price. Warrants also include Low Exercise Price Call Warrants or other structured securities for the purpose of gaining exposure to stocks in difficult to access foreign local markets.

SECURITIES LOANS. For purposes of realizing additional income, a Portfolio may lend securities to broker-dealers or institutional investors approved by the Board of Trustees of the Trust. All securities loans will be made pursuant to agreement requiring the loans to be continuously secured by collateral in cash or high grade debt obligations at least equal at all times to the market value of the loaned securities. The borrower pays to the Portfolio an amount equal to any dividends or interest received on loaned securities. The Portfolio retains all or a portion of the interest received on investment of cash collected or receives a fee from the borrower.

The risk in lending portfolio securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral, or in the recovery of the securities or possible loss of rights in their collateral should the borrower fail financially.

U.S. GOVERNMENT SECURITIES. U.S. Government securities include direct obligations of the U.S. Government that are supported by its full faith and credit, like Treasury bills and GNMA certificates. Treasury bills have initial maturities of less than one year, Treasury notes have initial maturities of one to ten years and Treasury bonds may be issued with any maturity but generally have maturities of at least ten years. U.S. Government securities also include indirect obligations of the U.S. Government that are issued by federal agencies and government-sponsored entities, like bonds and notes issued by the Federal Home Loan Bank and Fannie Mae. Unlike Treasury securities, agency securities generally are not backed by the full faith and credit of the U.S. Government. Some agency securities are supported by the right of the issuer to borrow from the Treasury, others are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations and others are supported only by the credit of the sponsoring agency.

U.S. Government securities are subject to interest rate risk. Credit risk is remote.

DEFENSIVE INVESTMENTS

Under adverse market or economic conditions, the Portfolio could invest for temporary defensive purposes some or all of its assets in cash, cash equivalents or other high quality short-term investments or utilize other investment strategies that may be inconsistent with the Portfolio's principal investment strategy. Temporary defensive instruments generally include

U.S. government securities, bank time deposits denominated in the currency of any major nation, commercial paper and repurchase agreements. The Adviser may also invest in these types of securities or hold cash while looking for suitable investment opportunities or to maintain liquidity. Although the Portfolio would employ these measures only in seeking to avoid losses, they could reduce the benefit from an upswing in the market or prevent the Portfolio from meeting its investment objective.

PORTFOLIO TURNOVER

The Portfolio's Adviser will sell a security when it believes it is appropriate to do so, regardless of how long the Portfolio has owned that security. Buying and selling securities generally involves some expense to the Portfolio, such as commissions paid to brokers and other transaction costs. Generally speaking, the higher the Portfolio's annual portfolio turnover rate, the greater its brokerage costs. Increased brokerage costs may adversely affect the Portfolio's performance. Annual turnover rate of 100% or more is considered high and will result in increased costs to the Portfolio. The Portfolio generally intends to purchase securities for long-term investment and therefore will have a relatively low turnover rate.

MANAGEMENT

The Trust's Board of Trustees is responsible for managing the business affairs of the Trust. The Trustees meet periodically to review the affairs of the Trust and to establish certain guidelines which the Manager and Adviser are expected to follow in implementing the investment policies and objectives of the Trust. The Trustees also review the management of the Portfolio's assets by the Adviser. Information about the Trustees and executive officers of the Trust is contained in the SAI.

THE MANAGER


Met Investors Advisory, LLC (the "Manager"), 5 Park Plaza, Suite 1900, Irvine, California 92614, has overall responsibility for the general management and administration of the Portfolio. The Manager selects and pays the fees of the Adviser for the Portfolio and monitors the Adviser's investment program. The Manager is an affiliate of MetLife.


As compensation for its services to the Portfolio, the Manager receives monthly compensation at an annual rate of a percentage of the average daily net assets of the Portfolio as follows: 0.65% of first $500 million of such assets plus 0.60% of such assets over $500 million up to $1 billion plus 0.55% of such assets over $1 billion up to $2 billion plus 0.50% of such assets over $2 billion.

A discussion regarding the basis of the decision of the Trust's Board of Trustees to approve the Management Agreement with the Manager and the investment advisory agreement with the Adviser is available in the Portfolio's annual report.

THE ADVISER

Under the terms of the agreement between the Adviser and the Manager, the Adviser will develop a plan for investing the assets of the Portfolio, select the assets to be purchased and sold by the Portfolio, select the broker-dealer or broker-dealers through which the Portfolio will buy and sell its assets, and negotiate the payment of commissions, if any, to those broker-dealers. The Adviser follows the investment policies set by the Manager and the Board of Trustees for the Portfolio. Day-to-day management of the investments in the Portfolio is the responsibility of the Adviser's portfolio managers. The portfolio managers of the Portfolio are indicated below following a brief description of the Adviser. The SAI provides additional information about each portfolio manager's compensation, other accounts managed and the person's ownership of securities in the Portfolio.

The Trust and the Manager have received an exemptive order from the Securities and Exchange Commission that permits the Manager, subject to certain conditions, and without the approval of shareholders to: (a) employ a new unaffiliated investment adviser for the Portfolio pursuant to the terms of a new investment advisory agreement, in each case either as a replacement for an existing Adviser or as an additional Adviser; (b) change the terms of any investment advisory agreement; and (c) continue the employment of an existing Adviser on the same advisory contract terms where a contract has been assigned because of a change in control of the Adviser. In such circumstances, shareholders would receive notice of such action, including the information concerning the new Adviser that normally is provided in a proxy statement.

The Manager pays the Adviser a fee based on the Portfolio's average daily net assets. The Portfolio is not responsible for the fees paid to the Adviser.

CLEARBRIDGE ADVISORS, LLC ("ClearBridge"), 620 8th Avenue, New York, New York 10018, is the Adviser to the Portfolio. ClearBridge is an investment advisor that succeeded the equity securities portfolio management business of Citigroup Asset Management, which was acquired by Legg Mason, Inc. in December 2005. Assets under management by ClearBridge were approximately $100.5 billion as of December 31, 2007. ClearBridge is a wholly-owned subsidiary of Legg Mason, Inc.

The following individuals are jointly responsible for managing the Portfolio:

  . RICHARD FREEMAN, is an investment officer of ClearBridge. Mr. Freeman has managed the Legg Mason Partners Aggressive Growth Fund, Inc. on which the Portfolio is modeled since its inception in 1983 and has more than 29 years of investment experience.

  . EVAN BAUMAN, has been with the organization since 1996 and has over 10 years of investment experience.

PRIOR EXPERIENCE WITH COMPARABLE FUND

The Legg Mason Partners Aggressive Growth Portfolio and the Legg Mason Partners Aggressive Growth Fund ("Aggressive Growth Fund"), which is sub-advised by ClearBridge, have substantially similar investment objectives, policies, and strategies. ClearBridge began managing the Portfolio in October 2006. In order to provide you with information regarding the investment capabilities of ClearBridge, performance information regarding the Aggressive Growth Fund is presented. Management fees paid by the Aggressive Growth Fund are more than the fees paid by the Portfolio. If the same level of management fees charged to the Portfolio had been charged to the Aggressive Growth Fund, the average annual return during the period would have been more than the returns set forth below. The result assumes that the current management fee paid by the Aggressive Growth Fund, as a percentage of average net assets, applied to all prior periods. Such performance information should not be relied upon as an indication of the future performance of the Portfolio because, among other things, the asset sizes and expenses of Aggressive Growth Fund and the Portfolio will vary. The table below compares the Aggressive Growth Fund's average annual compounded total returns for the 1-, 5- and 10-year periods through 12/31/07 with the Russell 3000 Growth Index. The calculations of total return assume the reinvestment of all dividends and capital gain distributions and the deduction of all recurring expenses that were charged to shareholder accounts. These figures do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower.

              Average Annual Total Return as of 12/31/07
-----------------------------------------------------------------------
                                                1 Year 5 Years 10 Years
----------------------------------------------- ------ ------- --------
Aggressive Growth Fund**
Class A shares (without sales charge)            1.22% 13.19%   12.08%
Russell 3000 Growth Index                       11.40% 12.42%    3.83%
**Prior to April 7, 2006, known as Smith Barney
  Aggressive Growth Fund, Inc.

DISTRIBUTION PLANS

The Portfolio has adopted for its Class B and Class E shares a plan pursuant to Rule 12b-1 under the 1940 Act (the "Plan") and pursuant to the Plan, entered into a Distribution Agreement with MetLife Investors Distribution Company, located at 5 Park Plaza, Suite 1900, Irvine, California 92614. MetLife Investors Distribution Company is an affiliate of the Manager, and serves as principal underwriter for the Trust. The Plan permits the use of Trust assets to help finance the distribution of the shares of the Portfolio. Under the Plan, the Trust, on behalf of the Portfolio, is permitted to pay to various service providers up to 0.50% for Class B and up to 0.25% for Class E of the average daily net assets of the Portfolio allocated, as applicable, to Class B and Class E shares as payment for services rendered in connection with the distribution of the shares of the Portfolio. Currently, payments are limited to 0.25% and 0.15%, respectively, of average net assets, which amount may be increased to the full Plan amount by the Trustees of the Trust without shareholder approval. Because these fees are paid out of Trust assets on an on-going basis, over time these costs will increase the cost of your investment and may cost you more than other types of sales charges.

YOUR INVESTMENT

SHAREHOLDER INFORMATION

The separate accounts of MetLife are the record owners of the Portfolio's shares. Any reference to the shareholder in this Prospectus technically refers to those separate accounts and not to you, the Contract owner. The legal rights of you, the Contract owner, are different from the legal rights of the record owner.

However, MetLife is required to solicit instructions from Contract owners when voting on shareholder issues. Any voting by MetLife as shareholder would therefore reflect the actual votes of Contract owners. Neither the Securities and Exchange Commission nor MetLife requires any specific minimum percentage of Contract owners to vote in order for MetLife to echo vote the remaining unvoted votes. MetLife seeks to obtain a reasonable level of turnout given the particular voting trend. MetLife may use various methods of encouraging Contract owners to vote, including additional solicitations. The practice of echo voting means that a minority of Contract owners may, in practice, determine whether an item passes or fails. Please see "Voting Rights" in the prospectus for the Contracts for more information on your voting rights.

DISCLOSURE OF PORTFOLIO HOLDINGS

Shares of the Trust are offered only to separate accounts of the Insurance Companies. The following information is generally made available on one or more of the Insurance Company websites (including www.metlifeinvestors.com): (i) the ten largest portfolio holdings of the Portfolio; (ii) unless the Adviser has objected, the percentage of the Portfolio's net assets that each of the portfolio holdings represents; and (iii) the percentage of the Portfolio's net assets that these holdings represent in the aggregate. Unless the Adviser has objected, this information is posted on the website as early as on or about the tenth business day following the calendar quarter and no later than on or about the first business day of the second month following the calendar quarter. The Trust may exclude any portion of these holdings from the posting when deemed in the best interest of the Trust. These postings generally remain until replaced by new postings as described above. For these purposes, the Portfolio's ten largest portfolio holdings are not considered to include swaps, futures, or forward currency transactions or transactions transmitted to the Trust's custodian after certain established cut-off times.

A description of the Portfolio's policies and procedures with respect to the disclosure of the Portfolio's portfolio securities is available in the SAI.

DIVIDENDS, DISTRIBUTIONS AND TAXES

DIVIDENDS AND DISTRIBUTIONS

The Portfolio intends to distribute substantially all of its net investment income, if any. The Portfolio distributes its dividends from its net investment income to MetLife's separate accounts at least once a year and not to you, the Contract owner. These distributions are in the form of additional shares and not cash. The result is that the Portfolio's investment performance, including the effect of dividends, is reflected in the cash value of the Contracts. Please see the Contract prospectus for more information.

All net realized long- or short-term capital gains of the Portfolio are also declared once a year and reinvested in the Portfolio.

TAXES

Please see the Contract prospectus for a discussion of the tax impact on you resulting from the income taxes the separate accounts owe as a result of their ownership of the Portfolio's shares and their receipt of dividends and capital gains.

The Portfolio expects to qualify and to continue to qualify as a regulated investment company under Subchapter M of the Code. As qualified, the Portfolio is not subject to federal income tax on that part of its taxable income that it distributes to you. Taxable income consists generally of net investment income, and any capital gains. It is the Portfolio's intention to distribute all such income and gains.

Shares of the Portfolio are currently offered only to the separate accounts of MetLife. Separate accounts are insurance company separate accounts that fund life insurance policies and annuity contracts. Under the Code, an insurance company pays no tax with respect to income of a qualifying separate account when the income is properly allocable to the value of eligible variable annuity or variable life insurance contracts. For a discussion of the taxation of life insurance companies and the separate accounts, as well as the tax treatment of the policies and annuity contracts and the holders thereof, see the discussion of federal income tax considerations included in the prospectus for the Contracts.

Section 817(h) of the Code and the regulations thereunder impose "diversification" requirements on the assets underlying a Contract. The Portfolio intends to maintain diversification which will allow each Contract to satisfy these requirements. These requirements are in addition to the diversification requirements imposed on the Portfolio by Subchapter M and the 1940 Act. Technically, the section 817(h) requirements provide that, with limited exceptions, as of the end of each calendar quarter or within thirty days thereafter no more than 55% of the assets underlying a Contract may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments, and no more than 90% by any four investments. For this purpose, an investment in the Portfolio is treated not as a single investment but as an investment in each asset owned by the Portfolio, so long as shares of the Portfolio are owned only by separate accounts of insurance companies, by qualified pension and retirement plans, and by a limited class of other investors. The Portfolio is and will be so owned. Thus so long as the Portfolio meets the section 817(h) diversification tests, each Contract will also meet those tests. See the prospectus for the Contracts.

The foregoing is only a summary of some of the important federal income tax considerations generally affecting the Portfolio and you; see the SAI for a more detailed discussion. You are urged to consult your tax advisers.

REPORT TO POLICYHOLDERS

The fiscal year of the Portfolio ends on December 31 of each year. The Trust will send to you, at least semi-annually, reports which show the Portfolio's composition and other information. An annual report, with audited information, will be sent to you each year.

SALES AND PURCHASES OF SHARES

The Trust does not sell its shares directly to the public. The Trust continuously sells Class A, Class B and Class E shares of the Portfolio only to the separate accounts of MetLife to fund Contracts. The Trust could also offer shares to other separate accounts of other insurers if approved by the Board of Trustees.

PURCHASE AND REDEMPTION OF SHARES

MetLife Investors Distribution Company is the principal underwriter and distributor of the Trust's shares. MetLife Investors Distribution Company places orders for the purchase or redemption of shares of the Portfolio based on, among other things, the amount of net Contract premiums or purchase payments transferred to the separate accounts, transfers to or from a separate account investment division and benefit payments to be effected on a given date pursuant to the terms of the Contract. Such orders are effected, without sales charge, at the net asset value per share for the Portfolio determined on that same date. The Trust reserves the right to reject or limit all or part of any purchase or exchange order for any reason.

The Portfolio is available as an investment option under a number of different variable insurance products, many of which do not limit the number of transfers among the available underlying funds. A large number of transfers could raise transaction costs for the Portfolio and could require the Adviser to maintain increased cash reserves, which could harm performance in rising markets.

Shares of the Portfolio are sold and redeemed at their net asset value without the imposition of any sales commission or redemption charge. Class A shares are not subject to a Rule 12b-1 fee. Class B shares are subject to a Rule 12b-1 fee of 0.25% of average daily net assets and Class E shares are subject to a Rule 12b-1 fee of 0.15% of average daily net assets. (However, certain sales or other charges may apply to the Contract, as described in the Contract prospectus.) Under certain circumstances, redemption proceeds may be paid in securities or other property rather than in cash if the Manager determines it is in the best interests of the Trust.

MARKET TIMING

The Trust's Board of Trustees has adopted certain procedures, described below, to discourage certain types of trading in Portfolio shares that may be harmful to long-term investors, specifically (i) trading that is designed to exploit pricing inefficiencies and thereby dilute the returns of long-term investors; or (ii) frequent trading by an investor that generates sufficiently volatile cash flows to be disruptive to a portfolio manager's ability to manage the Portfolio's assets ((i) or (ii), "market timing"). The Trust is not intended for investment by market timers. The Trust does not knowingly accommodate market timing in the Portfolio and, to the Trust's knowledge, there are no arrangements currently in place that are designed to permit any contract owner to engage in market timing. As discussed above, the Trust reserves the right to reject or limit all or part of any purchase or exchange order for any reason.

The Trust requires that the insurance company separate accounts that invest in the Portfolio have in place policies and procedures reasonably designed to detect and deter market timing in the separate accounts by contract owners. In addition, the Manager monitors cashflows of certain Portfolios identified as presenting pricing inefficiencies that could potentially be exploited by market timers, and, with respect to the Portfolio, conducts certain tests to help detect cash outflows or cashflow volatility that may be disruptive to a portfolio manager's ability to manage the Portfolio. If, based on such monitoring, the Manager believes (i) that a Portfolio's cash flows may reflect a pattern of market timing or (ii) that a Portfolio's cashflows may reflect frequent trading that is disruptive to the management of the Portfolio and it is appropriate given the context of the cash flow volatility (e.g., type of Portfolio, amount of assets), the Manager will refer the matter to the appropriate insurance company or companies.

Further, in accordance with Rule 22c-2 under the 1940 Act, the Trust has contracted with insurance separate accounts to enable it to request and receive information regarding transactions in the shares of the Trust's Portfolios and limit transactions that violate the Trust's policies on market timing.

If the Trust finds that any insurance company has in place inadequate policies and procedures, with respect to a particular separate account, to detect and deter market timing in Portfolio shares and there is evidence of market timing in that separate account, the Trust or any of its Portfolios may be discontinued as an investment option of that separate account. In such an event, all contract owners of such separate account would no longer be able to make new investments in the Trust or any of its Portfolios. The Trust reserves the right to modify this policy, including any procedures established from time to time to effectuate this policy, at any time without notice.

LIMITATIONS ON THE TRUST'S ABILITY TO DETECT AND DETER MARKET TIMING

The Portfolio is available as an investment option under a number of different variable insurance products. Owners of these variable insurance products transfer value among sub-accounts of the insurance company separate accounts by contacting the insurance companies. The resulting purchases and redemptions of Portfolio shares are made through omnibus accounts of the insurance companies. The right of an owner of such a variable insurance product to transfer among sub-accounts is governed by a contract between the insurance company and such owner. Many of these contracts do not limit the number of transfers among the available underlying funds that a contract owner may make. The terms of these contracts, the presence of financial intermediaries (including the insurance companies) between the Trust and contract owners, the utilization of omnibus accounts by these intermediaries and other factors such as state insurance laws may limit the Trust's ability to detect and deter market timing. Multiple tiers of such financial intermediaries may further compound the Trust's difficulty in detecting and deterring such market timing activities.

RISKS ASSOCIATED WITH MARKET TIMING GENERALLY

While the Trust will try to detect and deter market timing by utilizing the procedures described above, these procedures may not be successful in identifying or deterring market timing. By realizing profits through short-term trading, contract owners that engage in market timing activities may dilute the value of shares held by long-term investors. Cashflow volatility resulting from frequent trading of Portfolio shares, especially involving large dollar amounts, may disrupt a portfolio manager's ability to manage the Portfolio's assets. Frequent trading may be disruptive if it makes it difficult for the Portfolio to implement its long-term investment strategies, for example by causing the Portfolio to maintain a higher level of its assets in cash to accommodate such frequent trading. Frequent trading may also be disruptive if it forces the Portfolio to sell portfolio securities at inopportune times to raise cash to accommodate such trading activity. In addition, frequent trading may cause the Portfolio to incur increased expenses. For example, as a result of such frequent trading, the Portfolio may be forced to liquidate investments and thereby incur increased brokerage costs. All of these factors may adversely affect Portfolio performance.

Associated with an investment in the Portfolio that itself invests in securities that are, for example, thinly traded, traded infrequently, or relatively less liquid is the risk that the current market price for the securities may not accurately reflect current market values. A market timer may seek to engage in strategies designed to take advantage of these pricing differences ("price arbitrage") and thereby dilute the returns of long-term investors. Portfolios that may be adversely affected by price arbitrage include those Portfolios that significantly invest in small cap equity securities and in certain fixed-income securities, such as high yield bonds.

A Portfolio that invests significantly in foreign securities may be particularly susceptible to strategies designed to exploit pricing inefficiencies. This is because foreign securities are typically traded on markets that close well before the time the Portfolio calculates its net asset value (typically at 4:00 p.m. Eastern Time), which gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities. The time zone differences among international stock markets can allow a market timer engaging in certain strategies to exploit differences in Portfolio share prices that are based on closing prices of foreign securities established some time before the Portfolio calculates its own share price (a type of price arbitrage referred to as "time zone arbitrage"). As discussed more fully below, the Trust has procedures, referred to as fair value pricing, that allow the Trust to adjust closing market prices of foreign securities to reflect what is believed to be the fair value of those securities at the time the Portfolio calculates its net asset value. While there is no assurance, the Portfolio expects that the use of fair value pricing will reduce a market timer's ability to engage in time zone arbitrage to the detriment of Portfolio shareholders.

VALUATION OF SHARES

The Portfolio's net asset value ("NAV") per share is ordinarily determined once daily, as of the close of the regular session of business on the New York Stock Exchange (NYSE) (usually at 4:00 p.m., Eastern Time), on each day the NYSE is open. To the extent that the Portfolio's assets are traded in other markets when the NYSE is closed, the value of the Portfolio's assets may be effected on days when the Trust is not open for business. In addition, trading in some of the Portfolio's assets may not occur when the Trust is open for business.

NAV of a Portfolio share is computed by dividing the value of the net assets of the Portfolio by the total number of shares outstanding in the Portfolio. Share prices for any transaction are those next calculated after receipt of an order.

Except for money market instruments maturing in 60 days or less and foreign securities as discussed below, securities held by the Portfolio are valued at market value. If market values are not readily available, or if available market quotations are not reliable, securities are priced at their fair value as determined by the Valuation Committee of the Trust's Board of Trustees using procedures approved by the Board of Trustees. The Portfolio may use fair value pricing if the value of a security has been materially affected by events occurring before the Portfolio's calculation of NAV but after the close of the primary markets on which the security is traded. The Portfolio may also use fair value pricing if reliable market quotations are unavailable due to infrequent trading or if trading in a particular security was halted during the day and did not resume prior to the Portfolio's calculation of NAV. The use of fair value pricing has the effect of valuing a security based upon the price the Portfolio might reasonably expect to receive if it sold that security but does not guarantee that the security can be sold at the fair value price. Further, because of the inherent uncertainty of fair valuation, a fair valuation price may differ significantly from the value that would have been used had a ready market for the investment existed, and these differences could be material. With respect to any portion of the Portfolio's assets that is invested in other open-end investment companies, that portion of the Portfolio's NAV is calculated based on the NAV of that investment company. The prospectus for the other investment company explains the circumstances and effects of fair value pricing for that investment company.

The Portfolio has retained a third party pricing service to automatically fair value each of its investments that is traded principally on a foreign exchange or market, subject to adjustment by the Trust's Valuation Committee. The Valuation Committee will regularly monitor and review the services provided by the pricing service to the Portfolio and periodically report to the Board on the pricing services' performance.

Money market instruments maturing in 60 days or less are valued on the amortized cost basis.

FINANCIAL HIGHLIGHTS

The following financial highlights table is intended to help you understand the Portfolio's Class A shares, Class B shares and Class E shares financial performance for the past 5 years or its period of operation. Certain information reflects financial results for a single Portfolio share. Total return in the table shows how much an investment in the Portfolio would have increased (or decreased) during each period (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, whose report is included in the Annual Report of the Portfolio, which is available upon request.


  LEGG MASON PARTNERS AGGRESSIVE GROWTH PORTFOLIO



                                                           FOR THE YEARS ENDED DECEMBER 31,
                                                      -------------------------------------------
CLASS A                                               2007(A) 2006(A)   2005(A)   2004(A) 2003(A)
-------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                   $8.09    $8.70  $7.65       $7.03    $5.37
                                                      ------  ------- ------      ------  -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME (LOSS)                            0.01     0.03   0.00/(b)/   0.01   (0.01)
NET REALIZED AND UNREALIZED GAINS (LOSSES)              0.22   (0.14)   1.06        0.61     1.67
                                                      ------  ------- ------      ------  -------
TOTAL FROM INVESTMENT OPERATIONS                        0.23   (0.11)   1.06        0.62     1.66
                                                      ------  ------- ------      ------  -------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                  (0.02)       --     --          --       --
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS         (0.76)   (0.50) (0.01)          --       --
                                                      ------  ------- ------      ------  -------
TOTAL DISTRIBUTIONS                                   (0.78)   (0.50) (0.01)          --       --
                                                      ------  ------- ------      ------  -------
NET ASSET VALUE, END OF PERIOD                         $7.54    $8.09  $8.70       $7.65    $7.03
                                                      ------  ------- ------      ------  -------
TOTAL RETURN                                           2.60%  (1.60)% 13.84%       8.82%   30.91%
                                                      ------  ------- ------      ------  -------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)               $874.6   $607.7 $500.4      $250.8    $19.9
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES**                                             0.67%    0.73%  0.72%       0.90%    0.89%
NET INVESTMENT INCOME (LOSS)                           0.07%    0.33%  0.00%/(b)/  0.15%  (0.09)%
PORTFOLIO TURNOVER RATE                                 0.7%   190.3% 121.0%      104.7%    91.5%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
RATES:                                                 0.67%    0.75% 0.72%*      0.85%*   0.90%*
RATIO OF EXPENSES TO AVERAGE NET ASSETS AFTER BROKER
REBATES:**                                             0.67%    0.73%    N/A         N/A    0.89%

--------------------------------------------------------------------------------


* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.

** Prior to 05/01/2003, broker rebates were excluded from the calculation of the expense limitation.

N/A Not applicable
(a) Net investment income (loss) per share was calculated using average shares outstanding.
(b) Rounds to less than $0.005 per share.

                                LEGG MASON PARTNERS AGGRESSIVE GROWTH PORTFOLIO



                                                         FOR THE YEARS ENDED DECEMBER 31,
                                                      ---------------------------------------
CLASS B                                               2007(A) 2006(A) 2005(A) 2004(A) 2003(A)
---------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                    $7.98   $8.60   $7.58   $6.99   $5.34
                                                      ------- ------- ------- ------- -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME (LOSS)                           (0.01)    0.01  (0.02)  (0.01)  (0.02)
NET REALIZED AND UNREALIZED GAINS (LOSSES)               0.21  (0.13)    1.05    0.60    1.67
                                                      ------- ------- ------- ------- -------
TOTAL FROM INVESTMENT OPERATIONS                         0.20  (0.12)    1.03    0.59    1.65
                                                      ------- ------- ------- ------- -------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                       --      --      --      --      --
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS          (0.76)  (0.50)  (0.01)      --      --
                                                      ------- ------- ------- ------- -------
TOTAL DISTRIBUTIONS                                    (0.76)  (0.50)  (0.01)      --      --
                                                      ------- ------- ------- ------- -------
NET ASSET VALUE, END OF PERIOD                          $7.42   $7.98   $8.60   $7.58   $6.99
                                                      ------- ------- ------- ------- -------
TOTAL RETURN                                            2.27% (1.74)%  13.58%   8.44%  30.90%
                                                      ------- ------- ------- ------- -------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                $222.3  $254.0  $277.8  $339.5  $252.6
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES**                                              0.92%   0.98%   0.97%   1.15%   1.14%
NET INVESTMENT INCOME (LOSS)                          (0.18)%   0.10% (0.25)% (0.11)% (0.37)%
PORTFOLIO TURNOVER RATE                                  0.7%  190.3%  121.0%  104.7%   91.5%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                0.92%   1.00%  0.97%*  1.08%*  1.18%*
RATIO OF EXPENSES TO AVERAGE NET ASSETS AFTER BROKER
REBATES:**                                              0.92%   0.98%     N/A     N/A   1.13%

--------------------------------------------------------------------------------


* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.

** Prior to 05/01/2003, broker rebates were excluded from the calculation of the expense limitation.

N/A Not applicable
(a) Net investment income (loss) per share was calculated using average shares outstanding.

  LEGG MASON PARTNERS AGGRESSIVE GROWTH PORTFOLIO




                                                                                     FOR THE PERIOD FROM
                                                                                        APRIL 17, 2003
                                                                                       (COMMENCEMENT OF
                                               FOR THE YEARS ENDED DECEMBER 31,         OPERATIONS) TO
                                           ------------------------------------      DECEMBER 31, 2003(A)
CLASS E                                      2007(A)    2006(A) 2005(A)   2004(A)    --------------------
-------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD         $8.01        $8.62   $7.59   $6.99               $5.65
                                           -------      ------- ------- -------            --------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME (LOSS)                (0.01)         0.02  (0.01)    0.00/(b)/         (0.01)
NET REALIZED AND UNREALIZED GAINS (LOSSES)    0.21       (0.13)    1.05    0.60                1.35
                                           -------      ------- ------- -------            --------
TOTAL FROM INVESTMENT OPERATIONS              0.20       (0.11)    1.04    0.60                1.34
                                           -------      ------- ------- -------            --------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME        (0.00)/(b)/      --      --      --                  --
DISTRIBUTIONS FROM NET REALIZED CAPITAL     (0.76)       (0.50)  (0.01)      --                  --
GAINS                                      -------      ------- ------- -------            --------
TOTAL DISTRIBUTIONS                         (0.76)       (0.50)  (0.01)      --                  --
                                           -------      ------- ------- -------            --------
NET ASSET VALUE, END OF PERIOD               $7.45        $8.01   $8.62   $7.59               $6.99
                                           -------      ------- ------- -------            --------
TOTAL RETURN                                 2.32%      (1.61)%  13.69%   8.58%             23.72%+
                                           -------      ------- ------- -------            --------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)       $4.6         $5.9    $6.4    $5.5                $4.1
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES**                                   0.82%        0.88%   0.87%   1.05%              1.10%++
NET INVESTMENT INCOME (LOSS)               (0.08)%        0.20% (0.15)% (0.05)%            (0.26)%++
PORTFOLIO TURNOVER RATE                       0.7%       190.3%  121.0%  104.7%              91.5%+
(1) RATIO OF OPERATING EXPENSES TO AVERAGE
NET ASSETS BEFORE REIMBURSEMENT BY THE
MANAGER AND BROKER REBATES:                  0.82%        0.90%  0.87%*  0.98%*             1.04%++*
RATIO OF EXPENSES TO AVERAGE NET ASSETS
AFTER BROKER REBATES:**                      0.82%        0.88%     N/A     N/A              1.05%++

--------------------------------------------------------------------------------
+  Non-annualized
++ Annualized


* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.

** Prior to 05/01/2003, broker rebates were excluded from the calculation of the expense limitation.

N/A Not applicable
(a) Net investment income (loss) per share was calculated using average shares outstanding.

(b) Rounds to less than $0.005 per share.

FOR MORE INFORMATION

If you would like more information about the Portfolio, the following documents are available to you free upon request:

ANNUAL/SEMI-ANNUAL REPORTS

Contain additional information about the Portfolio's performance. In the Portfolio's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION ("SAI")

Provides a fuller technical and legal description of the Portfolio's policies, investment restrictions, and business structure. The SAI is legally considered to be a part of this Prospectus.

IF YOU WOULD LIKE A COPY OF THE CURRENT VERSIONS OF THESE DOCUMENTS, OR OTHER INFORMATION ABOUT THE PORTFOLIO, CONTACT:

                          MET INVESTORS SERIES TRUST
                           5 PARK PLAZA, SUITE 1900
                           IRVINE, CALIFORNIA 92614

                                1-800-848-3854

Free copies of the SAI and Annual and Semi-Annual Reports are available at the following website:
www.metlifeinvestors.com

Information about the Portfolio, including the Annual and Semi-annual Reports and SAI, may also be obtained from the Securities and Exchange Commission ("SEC"):

[_] IN PERSONReview and copy documents in the SEC's Public Reference Room in
             Washington, D.C. (for information call 202-551-8090).

[_] ON LINE  Retrieve information from the EDGAR database on the SEC's web site at: http://www.sec.gov.

[_] BY MAIL  Request documents, upon payment of a duplicating fee, by writing to SEC, Public Reference Section, Washington, D.C. 20549 or by e-mailing the SEC at publicinfo@sec.gov.

                             SEC FILE # 811-10183

                                 MET INVESTORS
                            S E R I E S   T R U S T

                 American Funds Moderate Allocation Portfolio

                 American Funds Balanced Allocation Portfolio

                  American Funds Growth Allocation Portfolio


                          Class B and Class C Shares


                                __PROSPECTUS__

                                APRIL 28, 2008

Like all securities, these securities have not been approved or disapproved by the Securities and Exchange Commission, nor has the Securities and
       Exchange Commission passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

                           ____TABLE OF CONTENTS____


                                                              PAGE

          INTRODUCTION                                         3
             Understanding the Trust                           3
             Understanding the Portfolios                      3

          THE PORTFOLIOS                                       7

            INVESTMENT SUMMARY                                 7
             American Funds Moderate Allocation Portfolio      8
             American Funds Balanced Allocation Portfolio      12
             American Funds Growth Allocation Portfolio        16

            PRIMARY RISKS OF THE UNDERLYING PORTFOLIOS         20
            MANAGEMENT                                         24
             The Manager                                       24
             Distribution Plans                                26

          YOUR INVESTMENT                                      27
             Shareholder Information                           27
             Dividends, Distributions and Taxes                27
             Sales and Purchases of Shares                     29

          APPENDIX A                                          A-1

          FOR MORE INFORMATION                             Back Cover

INTRODUCTION

UNDERSTANDING THE TRUST

Met Investors Series Trust (the "Trust") is an open-end management investment company that offers a selection of fifty-two managed investment portfolios or mutual funds, only three of which are offered through this Prospectus (the "Portfolios"). Each of the three Portfolios described in this Prospectus has its own investment objective designed to meet different investment goals. Please see the Investment Summary section of this Prospectus for specific information on each Portfolio.

  INVESTING THROUGH A VARIABLE INSURANCE CONTRACT


  Class B and Class C shares of the Portfolios are currently only sold to separate accounts of certain affiliates of Metropolitan Life Insurance Company (collectively, "MetLife" or the "Insurance Companies") to fund the benefits under certain individual flexible premium variable life insurance policies and individual and group variable annuity contracts (collectively, "Contracts"). As a Contract owner, your premium payments are allocated to one or more of the Portfolios in accordance with your Contract.

  A particular Portfolio or class of a Portfolio of the Trust may not be available under the Contract you have chosen. The prospectus for the Contract shows the Portfolios and classes available to you. Please read this Prospectus carefully before selecting a Portfolio. It provides information to assist you in your decision. If you would like additional information about a Portfolio, please request a copy of the Statement of Additional Information ("SAI"). For details about how to obtain a copy of the SAI and other reports and information, see the back cover of this Prospectus. The SAI is incorporated by reference into this Prospectus.


UNDERSTANDING THE PORTFOLIOS

Each Portfolio was designed on established principles of asset allocation and risk tolerance. Each Portfolio will invest substantially all of its assets in certain funds of the American Funds Insurance Series which invest either in equity securities, fixed income securities or cash equivalent money market securities, as applicable ("Underlying Portfolios"). Each Portfolio has a target allocation among the three primary asset classes (equity, fixed income and cash/money market). Met Investors Advisory, LLC (the "Manager") establishes specific target investment percentages for the asset classes and the various components of each asset category and then selects the Underlying Portfolios in which a Portfolio invests based on, among other things, the Underlying Portfolios' investment objectives, policies, investment process and portfolio analytical and management personnel. The Manager may add new Underlying Portfolios or replace existing Underlying Portfolios with other portfolios of American Funds Insurance Series or the Trust or Metropolitan Series Fund, Inc. The Manager may also change the allocations among the Underlying Portfolios, dependent upon, among other factors, changing market dynamics, changes to the personnel, investment process, or criteria for holdings of the Under-


 PLEASE SEE THE CONTRACT PROSPECTUS FOR A DETAILED EXPLANATION OF YOUR CONTRACT.

lying Portfolios, or the availability of other Underlying Portfolios that may provide a risk adjusted benefit to the Portfolio. Information regarding the Underlying Portfolios is set forth in Appendix A to this Prospectus and included in the current prospectus for those portfolios. COPIES OF THE PROSPECTUS MAY BE OBTAINED FREE OF CHARGE BY CALLING OR WRITING THE TRUST AT THE TELEPHONE NUMBER OR ADDRESS ON THE BACK COVER PAGE OF THIS PROSPECTUS.

Before selecting Underlying Portfolios, the Manager analyzes each Underlying Portfolio's historic and current holdings to determine the Portfolio's investment attributes. For example, for Underlying Portfolios structured for equity investment, large cap, mid cap, and small cap exposure is considered as is the investment bias toward growth, or value style of investment. Further, the type of growth or value management employed is also a consideration for the Manager, such as deep value, traditional value, relative value, growth at a reasonable price, traditional growth, or earnings momentum styles of investment. For Underlying Portfolios that invest in fixed income securities, the average maturity and effective duration are evaluated in conjunction with exposure to particular sectors of the fixed income marketplace including U.S. Treasury securities, government agencies, asset-backed securities, mortgage-backed securities, investment grade corporate bonds, high yield corporate bonds, non-U.S. government and corporate obligations, emerging market debt and cash or money market instruments. Dependent upon the amount of cash or money market instruments held in the aggregate among the Underlying Portfolios, the Portfolios maintain the ability to invest in an Underlying Portfolio which only holds money market instruments. The Manager evaluates the dynamics among the Underlying Portfolios and their respective holdings in order to determine the appropriate weighting for the Portfolio's risk profile.

Periodically, the Manager will communicate with or visit management personnel of each Underlying Portfolio to discuss the manager's outlook and positioning of the Underlying Portfolio and determine the extent of any changes that may have occurred. Periodically, the Manager will evaluate each Portfolio's allocation among equity, fixed-income, and cash, inclusive of the exposure to various investment styles and asset sectors, relative to each Portfolio's risk profile. It is anticipated that changes among these primary asset classes will be within a range of plus or minus 10%. Concurrently, the Manager will consider whether to make changes to any of the Underlying Portfolios. If a new Underlying Portfolio is selected by the Manager, a shifting of allocations to the remaining Underlying Portfolios may result, as the Manager seeks to maintain the appropriate diversification and risk profile for each Portfolio.

The Underlying Portfolios of American Funds Insurance Series in which the Portfolios may currently invest are:

--------------------------------------------------------------------------
Blue Chip Income and Growth Fund Global Small Capitalization Fund
--------------------------------------------------------------------------
Bond Fund                        Growth-Income Fund
--------------------------------------------------------------------------
Cash Management Fund             Growth Fund
--------------------------------------------------------------------------
Global Bond Fund                 High-Income Bond Fund
--------------------------------------------------------------------------
Global Discovery Fund            International Fund
--------------------------------------------------------------------------
Global Growth Fund               New World Fund
--------------------------------------------------------------------------
Global Growth and Income Fund    U.S. Government/AAA-Rated Securities Fund
--------------------------------------------------------------------------

There may be limits on the amount of cash inflows some Underlying Portfolios may accept from investors, including the Portfolios. The Manager may take into account these capacity considerations when allocating investments among the Underlying Portfolios. In some instances, the Manager or its affiliates may allocate capacity in certain Underlying Portfolios to other investors, which may have the effect of limiting the Portfolios' opportunity to invest in the Underlying Portfolio.

The Manager may add new Underlying Portfolios, including affiliated Underlying Portfolios, or replace existing Underlying Portfolios or change the allocation of the Underlying Portfolios at any time.

The following chart describes the targeted allocation, as of the date of this Prospectus, among the equity Underlying Portfolios, fixed income Underlying Portfolios and cash/money market securities. You should note that these percentages do not directly correspond to investment in the Underlying Portfolios since each Underlying Portfolio may contain one or more asset classes (e.g., equity and fixed income) and each Underlying Portfolio may contain various sub-sets of an asset class (e.g., small cap, mid cap equity and international securities).

                                    Moderate   Balanced    Growth
           Asset Class             Allocation Allocation Allocation
-------------------------------------------------------------------
Equity Underlying Portfolios           50%        65%        85%
-------------------------------------------------------------------
    International                      13%        16%        21%
    Domestic                           37%        49%        64%
-------------------------------------------------------------------
Fixed Income Underlying Portfolios     45%        30%        10%
-------------------------------------------------------------------
    Investment Grade                   32%        21%        7%
    High Yield                         9%         6%         2%
    Foreign Fixed Income               4%         3%         1%
-------------------------------------------------------------------
Cash/Money Market Securities*          5%         5%         5%
-------------------------------------------------------------------

* Through holdings-based analysis the Manager typically will achieve the targeted allocation to cash by counting cash held or money market securities purchased in Underlying Portfolios in which the Portfolios invest.

Although the investments in the Underlying Portfolios will be made in an attempt to achieve the target allocations, a Portfolio's actual allocations could vary substantially from the target allocations. Actual allocations may be different from the target allocations because of, for example, changes to the Underlying Portfolios' asset values due to market movements. The Manager may effect purchases and redemptions in the Underlying Portfolios in a way to bring actual allocations more closely in line with the target allocations. In addition, the Manager may, from time to time, rebalance allocations to the Underlying Portfolios to correspond to the target allocations.

The actual allocation percentages of each Portfolio's investments in the Underlying Portfolios are available from the Trust at the following website--www.metlifeinvestors.com. Upon accessing the website, click on the "Individuals Enter Here" section, then click on learn more about "MetLife Investors", then click on "Met Investors Series Trust", then click on the "American Funds Asset Allocation Program Current Portfolio Allocations" icon where you will find actual allocations for each of the Portfolios as of the end of the prior quarter. This information will be updated periodically to reflect the actual allocations.

Under adverse market or economic conditions, each Portfolio could invest for temporary defensive purposes some or all of the assets in money market securities or utilize other investment strategies that may be inconsistent with the Portfolio's principal investment strategy. Temporary defensive instruments generally include U.S. government securities, bank time deposits denominated in the currency of any major nation, commercial paper and repurchase agreements. The Adviser may also invest in these types of securities or hold cash while looking for suitable investment opportunities or to maintain liquidity. Although a Portfolio would employ these measures only in seeking to avoid losses, they could reduce the benefit from an upswing in the market or prevent the Portfolio from meeting its investment objectives.

Please note that the expenses of the Underlying Portfolios, as set forth in the Investment Summary, could change as the Underlying Portfolios' asset values change or through the addition or deletion of Underlying Portfolios. Because the Portfolios invest in Underlying Portfolios, the costs of investing in a Portfolio will generally be higher than the cost of investing in an Underlying Portfolio directly. A Portfolio, as a shareholder, will pay its share of the Underlying Portfolios' expenses as well as the Portfolio's own expenses. Therefore, an investment in a Portfolio may result in the duplication of certain expenses.

The Manager has broad discretion to allocate and reallocate the assets of each Portfolio among the Underlying Portfolios consistent with the Portfolio's investment objective and policies and target allocations. In addition to the investment advisory fee charged by the Manager for its asset allocation services, the Manager and its affiliates indirectly would receive investment advisory fees from any affiliated underlying portfolios in which each Portfolio may invest. In this regard, the Manager has an incentive to select and invest the Portfolios' assets in affiliated underlying portfolios with higher fees than other Underlying Portfolios. Also the Manager may believe that certain underlying portfolios could benefit from additional assets or could be harmed by redemptions. As a fiduciary, the Manager is obligated to disregard these incentives. The trustees and officers of the Trust may also have conflicting interests in fulfilling their fiduciary duties to both the Portfolios and the underlying portfolios of the Trust. The Manager may add new underlying portfolios or replace existing underlying portfolios or change the allocation of the underlying portfolios at any time.

After this Introduction you will find an Investment Summary for each Portfolio. Each Investment Summary presents important facts about a Portfolio, including information about its investment objective, principal investment strategy, primary risks, fees and expenses and past performance.

                                THE PORTFOLIOS

INVESTMENT SUMMARY

Each Portfolio's summary discusses the following:

    INVESTMENT OBJECTIVE
    What is the Portfolio's investment goal?

    PRINCIPAL INVESTMENT STRATEGY
    How does the Portfolio attempt to achieve its investment goal? What types of investments does it contain?

    PRIMARY RISKS
    What are the specific risks of investing in the Portfolio and the Underlying Portfolios?

    PAST PERFORMANCE
    How well has the Portfolio performed over time?

    FEES AND EXPENSES
    What is the cost of investing in the Portfolio?

Following the Investment Summary is the section entitled "Primary Risks of Investing in the Underlying Portfolios" which lists some of the factors that may affect the value of a Portfolio's investments in the Underlying Portfolios.

The SAI provides more detailed information regarding the various types of securities that each Portfolio and the Underlying Portfolios may purchase and certain investment techniques and practices of the investment adviser to the Underlying Portfolios.

The Contracts may be sold by banks.


 AN INVESTMENT IN A PORTFOLIO OF THE TRUST THROUGH A CONTRACT IS NOT A DEPOSIT OR OBLIGATION OF, OR GUARANTEED BY, ANY BANK, AND IS NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY OF THE U.S. GOVERNMENT.

 EACH PORTFOLIO IN THIS PROSPECTUS IS A MUTUAL FUND: A POOLED INVESTMENT THAT IS PROFESSIONALLY MANAGED AND THAT GIVES YOU THE OPPORTUNITY TO PARTICIPATE IN FINANCIAL MARKETS. EACH PORTFOLIO STRIVES TO REACH ITS STATED INVESTMENT OBJECTIVE, WHICH CAN BE CHANGED WITHOUT SHAREHOLDER APPROVAL. AS WITH ALL MUTUAL FUNDS, THERE IS NO GUARANTEE THAT A PORTFOLIO WILL ACHIEVE ITS INVESTMENT OBJECTIVE.

                 AMERICAN FUNDS MODERATE ALLOCATION PORTFOLIO

INVESTMENT OBJECTIVE:

High total return in the form of income and growth of capital, with a greater emphasis on income.

PRINCIPAL INVESTMENT STRATEGY:

The Portfolio seeks to achieve its objective by investing in Class 1 shares of a diversified group of Underlying Portfolios of the American Funds Insurance Series. Under normal circumstances, the Portfolio primarily invests in large cap, small cap, mid cap and international equity Underlying Portfolios and also invests in fixed income Underlying Portfolios in accordance with targeted allocations of 50% to equity securities and 50% to fixed income securities. The names of the Underlying Portfolios in which the Portfolio may invest and the approximate percentage of the Portfolio's assets allocated to various types of equity and fixed income securities, as of the date of this Prospectus, are set forth above in "Understanding the Portfolios."

The Portfolio seeks to achieve capital growth through its investments in Underlying Portfolios that invest primarily in equity securities. These investments may include Underlying Portfolios that invest mainly in stocks of large established U.S. companies as well, to a lesser extent, in stocks of foreign companies and smaller U.S. companies with above-average growth potential.

The Portfolio seeks to achieve current income through its investments in Underlying Portfolios that invest primarily in fixed income securities. These investments may include Underlying Portfolios that invest exclusively in bonds of U.S. issuers as well as Underlying Portfolios that invest in U.S. and foreign investment-grade securities, as well as Underlying Portfolios that invest high-yield, high-risk bonds.

The Portfolio is non-diversified, which means that it may concentrate its assets in a smaller number of issuers than a diversified portfolio. However, the Portfolio invests its assets in the Underlying Portfolios, each of which generally has diversified holdings.

The Portfolio intends to invest in the following Underlying Portfolios at the approximate percentages indicated below.

            UNDERLYING PORTFOLIO                          PERCENTAGE
            Fixed Income                                      50%*
               U.S. Government/AAA-Rated Securities Fund      23%
               Bond Fund                                      10%
               Global Bond Fund                                6%
               High-Income Bond Fund                          11%
            Equities                                          50%*
               Growth-Income Fund                             30%
               Growth Fund                                    12%
               Global Small Capitalization Fund                2%
               International Fund                              4%
               New World Fund                                  2%

* Through holdings-based analysis, the Manager typically will achieve the targeted allocation to cash by counting cash held or money market securities purchased in Underlying Portfolios. Actual allocations usually will be 50% Equities, 45% Fixed Income, and 5% Cash/Money Market.

PRIMARY RISKS:

An investment in the Portfolio is not guaranteed. You can lose money by investing in the Portfolio. There are direct and indirect risks of investing in the Portfolio. Direct risks include:

  . Performance Risk--Substantially all of the assets of the Portfolio are invested in Underlying Portfolios, which means that the investment performance of the Portfolio is directly related to the investment performance of these Underlying Portfolios held by the Portfolio. The ability of the Portfolio to meet its investment objective depends upon the allocation of the Portfolio's assets among the Underlying Portfolios and the ability of an Underlying Portfolio to meet its own investment objective. It is possible that an Underlying Portfolio will fail to execute its investment strategies effectively. As a result, an Underlying Portfolio may not meet its investment objective, which would affect the Portfolio's investment performance. There can be no assurance that the investment objective of any Portfolio or any Underlying Portfolio will be achieved.

  . Non-diversification Risk--The Portfolio is non-diversified which means the Portfolio can invest its assets in a small number of issuers. As a result, the Portfolio is more susceptible to any single economic, political or regulatory event affecting those issuers than is a diversified portfolio. This risk is limited because the Portfolio invests its assets in the Underlying Portfolios, each of which generally has diversified holdings.

The value of your investment in the Portfolio may be affected by one or more of the following indirect risks of the Underlying Portfolios, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate. Each risk is described in "Primary Risks of the Underlying Portfolios" and in the American Funds Insurance Series' prospectus with respect to each Underlying Portfolio.

  .  Market risk

  .  Interest rate risk

  .  Credit risk

  .  High yield debt security risk

  .  Foreign investment risk

  .  Market capitalization risk

  .  Investment style risk

  .  Mortgage-related securities risk

PAST PERFORMANCE:

As of the date of this Prospectus, the Portfolio had not commenced operations. No performance information is currently available.

FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are estimated for the year ended December 31, 2008 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts but do reflect the fees and expenses of the Underlying Portfolios. See the Contract prospectus for a description of the fees, expenses and charges imposed by the Contracts.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)


                                          Class B Class C
---------------------------------------------------------
Management Fee                             0.10%   0.10%
---------------------------------------------------------
12b-1 Fees                                 0.25%   0.55%
---------------------------------------------------------
Other Expenses                             0.26%   0.26%
---------------------------------------------------------
Acquired Fund Fees and Expenses*           0.41%   0.41%
---------------------------------------------------------
Total Annual Portfolio Operating Expenses
 and Acquired Fund Fees and Expenses
 Before Expense Waiver                     1.02%   1.32%
---------------------------------------------------------
Contractual Expense Waiver**               0.26%   0.26%
---------------------------------------------------------
Total Annual Portfolio Operating Expenses
 and Acquired Fund Fees and Expenses
 After Expense Waiver                      0.76%   1.06%
---------------------------------------------------------


         * As an investor in an Underlying Portfolio, the Portfolio also will bear its pro-rata portion of the operating expenses of that Underlying Portfolio, including the management fee. The estimated expenses of the Underlying Portfolios are based upon the weighted average of the total operating expenses of the Underlying Portfolios before expense waiver allocated to the Portfolio at December 31, 2007.

        ** The Manager and the Trust have entered into an Expense Limitation
           Agreement whereby the total direct Annual Portfolio Operating Expenses for the Class B and Class C shares of the Portfolio will not exceed 0.35% and 0.65%, respectively, for the period ended April 30, 2009 and in any year in which the Agreement is in effect. Under certain circumstances, any fees waived or expenses reimbursed by the Manager may, with the approval of the Trust's Board of Trustees, be repaid to the Manager.


Investors may be able to realize lower aggregate expenses by investing directly in the Underlying Portfolios instead of the Portfolio. An investor who chooses to invest directly in the Underlying Portfolios would not, however, receive the asset allocation services provided by the Manager.

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio including the cost of investing in the Underlying Portfolios with the cost of investing in other funds.
The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same and that all expense caps for the Portfolio and the Underlying Portfolios remain in effect only for the period ended April 30, 2009. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES


        Class B Class C
-----------------------
1 Year   $ 78    $109
-----------------------
3 Years  $300    $395
-----------------------

                 AMERICAN FUNDS BALANCED ALLOCATION PORTFOLIO

INVESTMENT OBJECTIVE:

A balance between a high level of current income and growth of capital with a greater emphasis on growth of capital.

PRINCIPAL INVESTMENT STRATEGY:

The Portfolio seeks to achieve its objective by investing in Class 1 shares of a diversified group of Underlying Portfolios of the American Funds Insurance Series. Under normal circumstances, the Portfolio primarily invests in large cap, small cap, mid cap and international equity Underlying Portfolios and also invests in fixed income Underlying Portfolios in accordance with targeted allocations of 65% to equity securities and 35% to fixed income securities. The names of the Underlying Portfolios in which the Portfolio may invest and the approximate percentage of the Portfolio's assets allocated to various types of equity and fixed income securities, as of the date of this Prospectus, are set forth above in "Understanding the Portfolios."

The Portfolio seeks to achieve capital growth through its investments in Underlying Portfolios that invest primarily in equity securities. These investments may include Underlying Portfolios that invest mainly in stocks of large established U.S. companies as well, to a lesser extent, in stocks of foreign companies and smaller U.S. companies with above-average growth potential.

The Portfolio seeks to achieve current income through its investments in Underlying Portfolios that invest primarily in fixed income securities. These investments may include Underlying Portfolios that invest exclusively in bonds of U.S. issuers. The Portfolio may invest in Underlying Portfolios that invest in U.S. and foreign investment-grade securities, as well as Underlying Portfolios that invest in high-yield, high-risk bonds.

The Portfolio is non-diversified, which means that it may concentrate its assets in a smaller number of issuers than a diversified portfolio. However, the Portfolio invests its assets in the Underlying Portfolios, each of which generally has diversified holdings.

The Portfolio intends to invest in the following Underlying Portfolios at the approximate percentages indicated below.

            UNDERLYING PORTFOLIO                          PERCENTAGE
            Fixed Income                                      30%*
               U.S. Government/AAA-Rated Securities Fund      15%
               Bond Fund                                       5%
               Global Bond Fund                                3%
               High-Income Bond Fund                           7%
            Equities                                          70%*
               Growth-Income Fund                             37%
               Growth Fund                                    21%
               Global Small Capitalization Fund                3%
               International Fund                              6%
               New World Fund                                  3%

* Through holdings-based analysis, the Manager typically will achieve the targeted allocation to cash by counting cash held or money market securities purchased in Underlying Portfolios. Actual allocations usually will be 65% Equities, 30% Fixed Income, and 5% Cash/Money Market.

PRIMARY RISKS:

An investment in the Portfolio is not guaranteed. You can lose money by investing in the Portfolio. There are direct and indirect risks of investing in the Portfolio. Direct risks include:

  . Performance Risk--Substantially all of the assets of the Portfolio are invested in Underlying Portfolios, which means that the investment performance of the Portfolio is directly related to the investment performance of these Underlying Portfolios held by the Portfolio. The ability of the Portfolio to meet its investment objective depends upon the allocation of the Portfolio's assets among the Underlying Portfolios and the ability of an Underlying Portfolio to meet its own investment objective. It is possible that an Underlying Portfolio will fail to execute its investment strategies effectively. As a result, an Underlying Portfolio may not meet its investment objective, which would affect the Portfolio's investment performance. There can be no assurance that the investment objective of any Portfolio or any Underlying Portfolio will be achieved.

  . Non-diversification Risk--The Portfolio is non-diversified which means the Portfolio can invest its assets in a small number of issuers. As a result, the Portfolio is more susceptible to any single economic, political or regulatory event affecting those issuers than is a diversified portfolio. This risk is limited because the Portfolio invests its assets in the Underlying Portfolios, each of which generally has diversified holdings.

The value of your investment in the Portfolio may be affected by one or more of the following indirect risks of the Underlying Portfolios, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate. Each risk is described in "Primary Risks of the Underlying Portfolios" and in the American Funds Insurance Series' prospectus with respect to each Underlying Portfolio.

  .  Market risk

  .  Interest rate risk

  .  Credit risk

  .  High yield debt security risk

  .  Foreign investment risk

  .  Market capitalization risk

  .  Investment style risk

  .  Mortgage-related securities risk

PAST PERFORMANCE:

As of the date of this Prospectus, the Portfolio had not commenced operations. No performance information is currently available.

FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are estimated for the year ended December 31, 2008 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts but do reflect the fees and expenses of the Underlying Portfolios. See the Contract prospectus for a description of the fees, expenses and charges imposed by the Contracts.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)


                                          Class B Class C
---------------------------------------------------------
Management Fee                             0.10%   0.10%
---------------------------------------------------------
12b-1 Fees                                 0.25%   0.55%
---------------------------------------------------------
Other Expenses                             0.15%   0.15%
---------------------------------------------------------
Acquired Fund Fees and Expenses*           0.39%   0.39%
---------------------------------------------------------
Total Annual Portfolio Operating Expenses
 and Acquired Fund Fees and Expenses
 Before Expense Waiver                     0.89%   1.19%
---------------------------------------------------------
Contractual Expense Waiver**               0.15%   0.15%
---------------------------------------------------------
Total Annual Portfolio Operating Expenses
 and Acquired Fund Fees and Expenses
 After Expense Waiver                      0.74%   1.04%
---------------------------------------------------------


         * As an investor in an Underlying Portfolio, the Portfolio also will bear its pro-rata portion of the operating expenses of that Underlying Portfolio, including the management fee. The estimated expenses of the Underlying Portfolios are based upon the weighted average of the total operating expenses of the Underlying Portfolios before expense waiver allocated to the Portfolio at December 31, 2007.

        ** The Manager and the Trust have entered into an Expense Limitation
           Agreement whereby the total direct Annual Portfolio Operating Expenses for the Class B and Class C shares of the Portfolio will not exceed 0.35% and 0.65%, respectively, for the period ended April 30, 2009 and in any year in which the Agreement is in effect. Under certain circumstances, any fees waived or expenses reimbursed by the Manager may, with the approval of the Trust's Board of Trustees, be repaid to the Manager.


Investors may be able to realize lower aggregate expenses by investing directly in the Underlying Portfolios instead of the Portfolio. An investor who chooses to invest directly in the Underlying Portfolios would not, however, receive the asset allocation services provided by the Manager.

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio including the cost of investing in the Underlying Portfolios with the cost of investing in other funds. The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same and that all expense caps for the Portfolio and the Underlying Portfolios remain in effect only for the period ended April 30, 2009. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES


        Class B  Class C
-------------------------
1 Year  $     76 $    107
-------------------------
3 Years $    270 $    365
-------------------------

                  AMERICAN FUNDS GROWTH ALLOCATION PORTFOLIO

INVESTMENT OBJECTIVE:

Growth of capital.

PRINCIPAL INVESTMENT STRATEGY:

The Portfolio seeks to achieve its objective by investing in Class 1 shares of a diversified group of Underlying Portfolios of the American Funds Insurance Series. Under normal circumstances, the Portfolio primarily invests in large cap, small cap, mid cap and international equity Underlying Portfolios and also invests in fixed income Underlying Portfolios in accordance with targeted allocations of 85% to equity securities and 15% to fixed income securities. The names of the Underlying Portfolios in which the Portfolio may invest and the approximate percentage of the Portfolio's assets allocated to various types of equity and fixed income securities, as of the date of this Prospectus, are set forth above in "Understanding the Portfolios."

The Portfolio seeks to achieve capital growth primarily through its investments in Underlying Portfolios that invest primarily in equity securities. These investments may include Underlying Portfolios that invest mainly in stocks of large established U.S. companies as well, to a lesser extent, in stocks of foreign companies and smaller U.S. companies with above-average growth potential. The Portfolio seeks to achieve capital growth secondarily through its investments in Underlying Portfolios that invest primarily in fixed income securities. The Portfolio may invest in Underlying Portfolios that invest substantially all of their assets in U.S. government securities as well as Underlying Portfolios that invest in investment grade and high yield, high risk bonds.

The Portfolio is non-diversified, which means that it may concentrate its assets in a smaller number of issuers than a diversified portfolio. However, the Portfolio invests its assets in the Underlying Portfolios, each of which generally has diversified holdings.

The Portfolio intends to invest in the following Underlying Portfolios at the approximate percentages indicated below.

            UNDERLYING PORTFOLIO                          PERCENTAGE
            Fixed Income                                      10%*
               U.S. Government/AAA-Rated Securities Fund       5%
               Bond Fund                                       2%
               Global Bond Fund                                1%
               High-Income Bond Fund                           2%
            Equities                                          90%*
               Growth-Income Fund                             44%
               Growth Fund                                    32%
               Global Small Capitalization Fund                4%
               International Fund                              6%
               New World Fund                                  4%

* Through holdings-based analysis, the Manager typically will achieve the targeted allocation to cash by counting cash held or money market securities purchased in Underlying Portfolios. Actual allocations usually will be 85% Equities, 10% Fixed Income, and 5% Cash/Money Market.

PRIMARY RISKS:

An investment in the Portfolio is not guaranteed. You can lose money by investing in the Portfolio. There are direct and indirect risks of investing in the Portfolio. Direct risks include:

  . Performance Risk--Substantially all of the assets of the Portfolio are invested in Underlying Portfolios, which means that the investment performance of the Portfolio is directly related to the investment performance of these Underlying Portfolios held by the Portfolio. The ability of the Portfolio to meet its investment objective depends upon the allocation of the Portfolio's assets among the Underlying Portfolios and the ability of an Underlying Portfolio to meet its own investment objective. It is possible that an Underlying Portfolio will fail to execute its investment strategies effectively. As a result, an Underlying Portfolio may not meet its investment objective, which would affect the Portfolio's investment performance. There can be no assurance that the investment objective of any Portfolio or any Underlying Portfolio will be achieved.

  . Non-diversification Risk--The Portfolio is non-diversified which means the Portfolio can invest its assets in a small number of issuers. As a result, the Portfolio is more susceptible to any single economic, political or regulatory event affecting those issuers than is a diversified portfolio. This risk is limited because the Portfolio invests its assets in the Underlying Portfolios, each of which generally has diversified holdings.

The value of your investment in the Portfolio may be affected by one or more of the following indirect risks of the Underlying Portfolios, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate. Each risk is described in "Primary Risks of the Underlying Portfolios" in the American Funds Insurance Series' prospectus with respect to each Underlying Portfolio.

  .  Market risk

  .  Interest rate risk

  .  Credit risk

  .  Foreign investment risk

  .  Market capitalization risk

  .  High yield debt security risk

  .  Investment style risk

  .  Mortgage-related securities risk

PAST PERFORMANCE:

As of the date of this Prospectus, the Portfolio had not commenced operations. No performance information is currently available.

FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are estimated for the year ended December 31, 2008 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts but do reflect the fees and expenses of the Underlying Portfolios. See the Contract prospectus for a description of the fees, expenses and charges imposed by the Contracts.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)


                                          Class B Class C
---------------------------------------------------------
Management Fee                             0.10%   0.10%
---------------------------------------------------------
12b-1 Fees                                 0.25%   0.55%
---------------------------------------------------------
Other Expenses                             0.19%   0.19%
---------------------------------------------------------
Acquired Fund Fees and Expenses*           0.36%   0.36%
---------------------------------------------------------
Total Annual Portfolio Operating Expenses
 and Acquired Fund Fees and Expenses
 Before Expense Waiver                     0.90%   1.20%
---------------------------------------------------------
Contractual Expense Waiver**               0.19%   0.19%
---------------------------------------------------------
Total Annual Portfolio Operating Expenses
 and Acquired Fund Fees and Expenses
 After Expense Waiver                      0.71%   1.01%
---------------------------------------------------------


         * As an investor in an Underlying Portfolio, the Portfolio also will bear its pro-rata portion of the operating expenses of that Underlying Portfolio, including the management fee. The estimated expenses of the Underlying Portfolios are based upon the weighted average of the total operating expenses of the Underlying Portfolios before expense waiver allocated to the Portfolio at December 31, 2007.

        ** The Manager and the Trust have entered into an Expense Limitation
           Agreement whereby the total direct Annual Portfolio Operating Expenses for the Class B and Class C shares of the Portfolio will not exceed 0.35% and 0.65%, respectively, for the period ended April 30, 2009 and in any year in which the Agreement is in effect. Under certain circumstances, any fees waived or expenses reimbursed by the Manager may, with the approval of the Trust's Board of Trustees, be repaid to the Manager.


Investors may be able to realize lower aggregate expenses by investing directly in the Underlying Portfolios instead of the Portfolio. An investor who chooses to invest directly in the Underlying Portfolios would not, however, receive the asset allocation services provided by the Manager.

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio including the cost of investing in the Underlying Portfolios with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same and that all expense caps for the Portfolio and the Underlying Portfolios remain in effect only for the period ended
April 30, 2009. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES


        Class B  Class C
-------------------------
1 Year  $     73 $    104
-------------------------
3 Years $    269 $    364
-------------------------

PRIMARY RISKS OF THE UNDERLYING PORTFOLIOS

One or more of the following primary risks may apply to the Underlying Portfolios. Please see the Investment Summary for your particular Portfolio to determine which risks apply to the Underlying Portfolios. The greater a Portfolio's investment in a particular asset class, the greater the impact to the Portfolio of the risks related to the class. For example, American Funds Growth Strategy Portfolio and the American Funds Balanced Strategy Portfolio will be more impacted by market risk because more of their assets will be invested in U.S. and international stocks while the American Funds Moderate Strategy Portfolio will be more impacted by credit risk and interest rate risk because 50% of its assets will be invested in debt securities. Please note that there are many other circumstances that could adversely affect your investment and prevent an Underlying Portfolio from reaching its objective, which are not described here.

MARKET RISK

An Underlying Portfolio's share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including disappointing corporate earnings, adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or a company may deteriorate. In addition, an assessment by an Underlying Portfolio's investment adviser of particular companies may prove incorrect, resulting in losses or poor performance by those holdings, even in a rising market. An Underlying Portfolio could also miss attractive investment opportunities if its investment adviser underweights markets or industries where there are significant returns, and could lose value if the investment adviser overweights markets or industries where there are significant declines.

Stocks purchased in initial public offerings (IPOs) have a tendency to fluctuate in value significantly shortly after the IPO relative to the price at which they were purchased. These fluctuations could impact the net asset value and return earned on the Underlying Portfolio's shares.

INTEREST RATE RISK

The values of debt securities are subject to change when prevailing interest rates change. When interest rates go up, the value of debt securities and certain dividend paying stocks tends to fall. If an Underlying Portfolio invests a significant portion of its assets in debt securities or stocks purchased primarily for dividend income and interest rates rise, then the value of your investment may decline. Alternatively, when interest rates go down, the value of debt securities and certain dividend paying stocks may rise.

Interest rate risk will affect the price of a fixed income security more if the security has a longer maturity because changes in interest rates are increasingly difficult to predict over longer periods of time. Fixed income securities with longer maturities will therefore be more volatile than other fixed income securities with shorter maturities. Conversely, fixed income securities with shorter maturities will be less volatile but generally provide lower returns than fixed income securities with longer maturities. The average maturity and duration of the Underlying Portfolio's fixed income investments will affect the volatility of the Underlying Portfolio's share price.

CREDIT RISK

The value of debt securities is directly affected by an issuer's ability to pay principal and interest on time. If an Underlying Portfolio invests in debt securities, the value of your investment may be adversely affected when an issuer fails to pay an obligation on a timely basis. An Underlying Portfolio may also be subject to credit risk to the extent it engages in transactions, such as securities loans, repurchase agreements or certain derivatives, which involve a promise by a third party to honor an obligation to the Underlying Portfolio. Such third party may be unwilling or unable to honor its financial obligations.

HIGH YIELD DEBT SECURITY RISK

High yield debt securities, or junk bonds, are securities which are rated below "investment grade" or are not rated, but are of equivalent quality. High yield debt securities range from those for which the prospect for repayment of principal and interest is predominantly speculative to those which are currently in default on principal or interest payments. An Underlying Portfolio with high yield debt securities may be more susceptible to credit risk and market risk than a Portfolio that invests only in higher quality debt securities because these lower-rated debt securities are less secure financially and more sensitive to downturns in the economy. In addition, the secondary market for such securities may not be as liquid as that for more highly rated debt securities. As a result, an Underlying Portfolio's investment adviser may find it more difficult to sell these securities or may have to sell them at lower prices.

You should understand that high yield securities are not generally meant for short-term investing. When an Underlying Portfolio invests in high yield securities it generally seeks to receive a correspondingly higher return to compensate it for the additional credit risk and market risk it has assumed.

FOREIGN INVESTMENT RISK

Investments in foreign securities involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject:

  . These risks may include the seizure by the government of company assets, excessive taxation, withholding taxes on dividends and interest, limitations on the use or transfer of portfolio assets, and political or social instability.

  . Enforcing legal rights may be difficult, costly and slow in foreign countries, and there may be special problems enforcing claims against foreign governments.

  . Foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there may be less public information about their operations.

  .  Foreign markets may be less liquid and more volatile than U.S. markets.

  . Foreign securities often trade in currencies other than the U.S. dollar, and an Underlying Portfolio may directly hold foreign currencies and purchase and sell foreign currencies. Changes in currency exchange rates will affect an Underlying Portfolio's net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of foreign securities. An increase in the strength of the U.S.
     dollar relative to these other currencies may cause the value of a Portfolio to decline. Certain foreign currencies may be particularly volatile, and foreign governments may intervene in the currency markets, causing a decline in value or liquidity of an Underlying Portfolio's foreign currency or securities holdings.

  . Costs of buying, selling and holding foreign securities, including brokerage, tax and custody costs, may be higher than those involved in domestic transactions.

Investments in emerging markets include all of the risks of investments in foreign securities and are subject to severe price declines. The economic and political structures of developing nations, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity. Such countries may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners and economies based on only a few industries. For these reasons, all of the risks of investing in foreign securities are heightened by investing in emerging market countries. The markets of developing countries have been more volatile than the markets of developed countries with more mature economies. These markets often have provided significantly higher or lower rates of return than developed markets, and significantly greater risks, to investors.

MARKET CAPITALIZATION RISK

Stocks fall into three broad market capitalization categories--large, medium and small. Investing primarily in one category carries the risk that due to current market conditions that category may be out of favor. If valuations of large capitalization companies appear to be greatly out of proportion to the valuations of small or medium capitalization companies, investors may migrate to the stocks of small and mid-sized companies causing an Underlying Portfolio that invests in these companies to increase in value more rapidly than an Underlying Portfolio that invests in larger, fully-valued companies. Larger more established companies may also be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion. Investing in medium and small capitalization companies may be subject to special risks associated with narrower product lines, more limited financial resources, dependency on a few key personnel for management compared to companies with greater financial resources, and a more limited trading market for their stocks as compared with larger companies.

In addition, securities of these companies are subject to the risk that during certain periods the liquidity of particular issuers or industries, or all securities in particular investment categories, will shrink or disappear suddenly and without warning as a result of adverse economic or market conditions, or adverse investor perceptions whether or not accurate. Securities of medium and smaller capitalization issuers may therefore be subject to greater price volatility and may decline more significantly in market downturns than securities of larger companies and an Underlying Portfolio may incur losses because it will be required to effect sales at a disadvantageous time and only then at a substantial drop in price. In some cases, these companies may be relatively new issuers (I.E., those having continuous operation histories of less than three years) which carries other risks in addition to the risks of other medium and small capitalization companies. New issuers may be more speculative because such companies are relatively unseasoned. These companies will often be involved in the development or marketing of a new product with no established market, which could lead to significant losses. Smaller and medium capitalization issuers may also require substantial additional capital to support their operations, to finance expansion or to maintain their competitive position; and may have substantial borrowings or may otherwise have a weak financial condition, and may be susceptible to bankruptcy. Transaction costs for these investments are often higher than those of larger capitalization companies.

INVESTMENT STYLE RISK

Different investment styles tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. An Underlying Portfolio may outperform or underperform other funds that employ a different investment style. An Underlying Portfolio may also employ a combination of styles that impact its risk characteristics. Examples of different investment styles include growth and value investing. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's growth of earnings potential. Also, since growth companies usually invest a high portion of earnings in their business, growth stocks may lack the dividends of some value stocks that can cushion stock prices in a falling market. Growth oriented funds will typically underperform when value investing is in favor. Value stocks are those which are undervalued in comparison to their peers due to adverse business developments or other factors. Value investing carries the risk that the market will not recognize a security's inherent value for a long time, or that a stock judged to be undervalued may actually be appropriately priced or overvalued. Value oriented funds will typically underperform when growth investing is in favor.

MORTGAGE-RELATED SECURITIES RISK

Mortgage-related securities may be issued or guaranteed by the U.S. Government, its agencies or instrumentalities or may be issued by private issuers and as such are not guaranteed by the U.S. Government, its agencies or instrumentalities. Like other debt securities, changes in interest rates generally affect the value of a mortgage-backed security. Additionally, some mortgage-backed securities may be structured so that they may be particularly sensitive to interest rates.

Investments in mortgage-related securities are also subject to special risks of prepayment. Prepayment risk occurs when the issuer of a security can prepay the principal prior to the security's maturity. Securities subject to prepayment risk, including the collateralized mortgage obligations and other mortgage-related securities that an Underlying Portfolio can buy, generally offer less potential for gains when prevailing interest rates decline, and have greater potential for loss when interest rates rise depending upon the coupon of the underlying securities. The impact of prepayments on the price of a security may be difficult to predict and may increase the volatility of the price. In addition, early repayment of mortgages underlying these securities may expose an Underlying Portfolio to a lower rate of return when it reinvests the principal. Further, an Underlying Portfolio may buy mortgage-related securities at a premium. Accelerated prepayments on those securities could cause the Underlying Portfolio to lose a portion of its principal investment represented by the premium the Underlying Portfolio paid.

If interest rates rise rapidly, prepayments may occur at slower rates than expected, which could have the effect of lengthening the expected maturity of a short- or medium-term security. That could cause its value to fluctuate more widely in response to changes in interest rates. In turn, this could cause the value of an Underlying Portfolio's shares to fluctuate more.

Non-mortgage asset-backed securities are not issued or guaranteed by the U.S. Government or its agencies or government-sponsored entities. In the event of a failure of these securities or of mortgage-related securities issued by private issuers to pay interest or repay principal, the assets backing these securities such as automobiles or credit card receivables may be insufficient to support the payments on the securities.

MANAGEMENT

The Trust's Board of Trustees is responsible for managing the business affairs of the Trust. The Trustees meet periodically to review the affairs of the Trust and to establish certain guidelines which the Manager is expected to follow in implementing the investment policies and objectives of the Trust. The Trustees also review the management of the Portfolios' assets by the Manager. Information about the Trustees and executive officers of the Trust is contained in the SAI.

THE MANAGER

Met Investors Advisory, LLC (the "Manager"), 5 Park Plaza, Suite 1900, Irvine, California 92614, manages all of the Portfolios. The Manager is responsible for the general management and administration of the Trust and the Portfolios. In addition to its managerial responsibilities, the Manager also is responsible for determining the asset allocation range for the Portfolios and ensuring that the allocations are consistent with the guidelines that have been approved by the Board of Trustees. Within the asset allocation range for the Portfolios, the Manager will periodically establish specific percentage targets for each asset class and each Underlying Portfolio to be held by the Portfolios based on the investment objectives and policies of the Underlying Portfolios, the Manager's investment process as well as its outlook for the economy, financial markets and relative market valuation of each Underlying Portfolio. The Manager is an affiliate of MetLife.

The Portfolios are managed by an Investment Committee composed of Elizabeth M. Forget, John Guthrie, Jr., CFA, Alan C. Leland, Jr., CFA, Thomas C. McDevitt, CIMA, Darrel A. Olson, CFA and Jeffrey L. Bernier, CIMA.

Ms. Forget, chair of the Committee, has been President of the Manager since December 2000, has been President and Trustee of the Trust since December 2000, has been a Senior Vice President of MetLife, Inc. since May 2007, has been President of MetLife Advisers, LLC since May 2006, and has been Trustee of Metropolitan Series Fund, Inc. and Metropolitan Series Fund II since August 2006.

Mr. Guthrie, CFA, Vice President of the Manager, is also Senior Vice President of MetLife Advisers, LLC and serves on MetLife Advisers LLC's Board of Managers. He is also a Vice President of Metropolitan Life Insurance Company. Mr. Guthrie joined New England Life

Insurance Company (an indirect subsidiary of MetLife, Inc.) in 1969 and has served in various positions since that time.

Mr. Leland, CFA, Vice President of the Manager, joined MetLife in 1974. Prior to becoming Vice President of Metropolitan Life Insurance Company in the Annuity Product Management business unit and Chief Financial Officer of MetLife Advisers, LLC, he worked in both MetLife's Investment Department and Group Pension Department.

Mr. McDevitt, CIMA, Vice President of the Manager, also is a Vice President of MetLife Advisers, LLC and is primarily responsible for the oversight of the investment functions of Metropolitan Series Fund, Inc.'s subadvisers and performance analyses of Metropolitan Series Fund, Inc.'s portfolios.
Mr. McDevitt joined Metropolitan Life Insurance Company in 1980 and was responsible for the development, marketing and servicing of an asset allocation and investment advisory service for group pension clients.

Mr. Olson, CFA, Vice President of the Manager, has been with Metropolitan Life Insurance Company for over 25 years and is a Director in the Investments Department. Currently, Mr. Olson manages the assets under MetLife's Employee Benefit Plans. In addition, Mr. Olson serves as Chief of Staff for a review board that oversees all of MetLife's use of unaffiliated managers.

Mr. Bernier, CIMA, joined Metropolitan Life Insurance Company in December 2007. He has been a Vice President of Metropolitan Life Insurance Company and a Vice President of the Manager since 2008. From July 2004 to December 2007
Mr. Bernier was a Director and Senior Investment Analyst of Investment Management Services for John Hancock Financial Services. From May 2000 to December 2001 Mr. Bernier was an Assistant Vice President in the Corporate and Investment Banking division of Wachovia Securities.

The Trust and the Manager have received an exemptive order from the Securities and Exchange Commission that permits the Manager, subject to certain conditions, and without the approval of shareholders to: (a) employ a new unaffiliated investment adviser for a Portfolio pursuant to the terms of a new investment advisory agreement, in each case either as a replacement for an existing investment adviser or as an additional investment adviser; (b) change the terms of any investment advisory agreement; and (c) continue the employment of an existing investment adviser on the same advisory contract terms where a contract has been assigned because of a change in control of the investment adviser. In such circumstances, shareholders would receive notice of such action, including the information concerning the new investment adviser that normally is provided in a proxy statement.

As compensation for its services to the Portfolios, the Manager receives monthly compensation at an annual rate of a percentage of the average daily net assets of each Portfolio. The management fees for each Portfolio are:

PORTFOLIO                                    MANAGEMENT FEE
American Funds Moderate Allocation Portfolio     0.10%
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American Funds Balanced Allocation Portfolio     0.10%
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American Funds Growth Allocation Portfolio       0.10%
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The SAI provides additional information about each Committee member's compensation, other accounts managed and the member's ownership of securities in the Portfolios.

A discussion regarding the basis for the decision to the Trust's Board of Trustees to approve the management agreement with the Manager is available in each Portfolio's semi-annual report.

EXPENSE LIMITATION AGREEMENT


In the interest of limiting expenses of each Portfolio until April 30, 2009, the Manager has entered into an expense limitation agreement with the Trust ("Expense Limitation Agreement"). Pursuant to that Expense Limitation Agreement, the Manager has agreed to waive or limit its fees and to assume other expenses so that the total direct annual operating expenses of each Portfolio other than interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, other extraordinary expenses not incurred in the ordinary course of each Portfolio's business, acquired fund fees and expenses but including amounts payable pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act are limited to 0.35% and 0.65% of daily net assets for Class B and Class C shares, respectively, in the case of each Portfolio.


Each Portfolio may at a later date reimburse the Manager the management fees waived or limited and other expenses assumed and paid by the Manager pursuant to the Expense Limitation Agreement provided such Portfolio has reached a sufficient asset size to permit such reimbursement to be made without causing the total annual expense ratio of each Portfolio to exceed the then existing percentage limits. Consequently, no reimbursement by a Portfolio will be made unless the Portfolio's total annual expense ratio is less than the respective percentages stated above.

The total amount of reimbursement to which the Manager may be entitled will equal, at any time, the sum of (i) all investment management fees previously waived or reduced by the Manager and (ii) all other payments previously remitted by the Manager to the Portfolio during any of the previous five fiscal years, less any reimbursement that the Portfolio has previously paid to the Manager with respect to (a) such investment management fees previously waived or reduced and (b) such other payments previously remitted by the Manager to the Portfolio.


DISTRIBUTION PLANS

Each Portfolio has adopted for its Class B and Class C shares a plan pursuant to Rule 12b-1 under the 1940 Act (the "Plan"). Pursuant to the Plan, each Portfolio has entered into a Distribution Agreement with MetLife Investors Distribution Company, located at 5 Park Plaza, Suite 1900, Irvine, California 92614. MetLife Investors Distribution Company is an affiliate of the Manager, and serves as principal underwriter for the Trust. The Plan permits the use of Trust assets to help finance the distribution of the shares of the Portfolios. Under the Plan, the Trust, on behalf of each Portfolio, is permitted to pay to various service providers up to 0.50% for Class B shares and up to 1.00% for Class C shares of the average daily net assets of the Portfolio allocated, as applicable, to Class B and Class C shares as payment for services rendered in connection with the distribution of the shares of the Portfolio. Currently, pay-ments with respect to Class B and Class C shares are limited to 0.25% and 0.55%, respectively, of average net assets which amount may be increased to the full Plan amount by the Trustees of the Trust without shareholder approval. Because these fees are paid out of Trust assets on an on-going basis, over time these costs will increase the cost of your investment and may cost you more than other types of sales charges.


YOUR INVESTMENT

SHAREHOLDER INFORMATION

The separate accounts of MetLife are the record owners of the Portfolios' shares. Any reference to the shareholder in this Prospectus technically refers to those separate accounts and not to you, the Contract owner. The legal rights of you, the Contract owner, are different from the legal rights of the record owner.

However, MetLife is required to solicit instructions from Contract owners when voting on shareholder issues. Any voting by MetLife as shareholder would therefore reflect the actual votes of Contract owners. Neither the Securities and Exchange Commission nor MetLife requires any specific minimum percentage of Contract owners to vote in order for MetLife to echo vote the remaining unvoted votes. MetLife seeks to obtain a reasonable level of turnout given the particular voting trend. MetLife may use various methods of encouraging Contract owners to vote, including additional solicitations. The practice of echo voting means that a minority of Contract owners may, in practice, determine whether an item passes or fails. Please see "Voting Rights" in the prospectus for the Contracts accompanying this Prospectus for more information on your voting rights.

DISCLOSURE OF PORTFOLIO HOLDINGS

Shares of the Trust are offered only to separate accounts of the Insurance Companies. The following information is generally made available on one or more of the Insurance Company websites (including www.metlifeinvestors.com): (i) the portfolio holdings of each Portfolio and (ii) the percentage of the Portfolio's net assets that each of the portfolio holdings represents. This information is posted on the website as early as on or about the tenth business day following the calendar quarter and no later than on or about the first business day of the second month following the calendar quarter. The Trust may exclude any portion of these holdings from the posting when deemed in the best interest of the Trust. These postings generally remain until replaced by new postings as described above. For these purposes, a Portfolio's portfolio holdings are not considered to include transactions transmitted to the Trust's custodian after certain established cut-off times.

A description of the Portfolios' policies and procedures with respect to the disclosure of the Portfolios' portfolio securities is available in the SAI.

DIVIDENDS, DISTRIBUTIONS AND TAXES

DIVIDENDS AND DISTRIBUTIONS

Each Portfolio intends to distribute substantially all of its net investment income, if any. Each Portfolio distributes its dividends from its net investment income to MetLife's separate ac-counts at least once a year and not to you, the Contract owner. These distributions are in the form of additional shares and not cash. The result is that a Portfolio's investment performance, including the effect of dividends, is reflected in the cash value of the Contracts. Please see the Contract prospectus accompanying this Prospectus for more information.

All net realized long- or short-term capital gains of each Portfolio are distributed once a year and reinvested in the Portfolio.

TAXES

Please see the Contract prospectus accompanying this Prospectus for a discussion of the tax impact on you resulting from the income taxes the separate accounts owe as a result of their ownership of a Portfolio's shares and their receipt of dividends and capital gains.

Each Portfolio expects to qualify and to continue to qualify as a regulated investment company under Subchapter M of the Code. As qualified, a Portfolio is not subject to federal income tax on that part of its taxable income that it distributes to its shareholders. Taxable income consists generally of net investment income, and any capital gains. It is each Portfolio's intention to distribute all such income and gains.

Shares of each Portfolio are currently offered only to the separate accounts of MetLife. Separate accounts are insurance company separate accounts that fund life insurance policies and annuity contracts. Under the Code, an insurance company pays no tax with respect to income of a qualifying separate account when the income is properly allocable to the value of eligible variable annuity or variable life insurance contracts. For a discussion of the taxation of life insurance companies and the separate accounts, as well as the tax treatment of the policies and annuity contracts and the holders thereof, see the discussion of federal income tax considerations included in the prospectus for the Contracts.

Section 817(h) of the Code and the regulations thereunder impose "diversification" requirements on the assets underlying a Contract. Each Portfolio intends to maintain diversification which will allow each Contract to satisfy these requirements. These requirements are in addition to the diversification requirements imposed on each Portfolio by Subchapter M and the 1940 Act. Technically, the section 817(h) requirements provide that, with limited exceptions, as of the end of each calendar quarter or within thirty days thereafter no more than 55% of the assets underlying a Contract may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments, and no more than 90% by any four investments. For this purpose, an investment in a Portfolio is treated not as a single investment but as an investment in each asset owned by the Portfolio, so long as shares of the Portfolio are owned only by separate accounts of insurance companies, by qualified pension and retirement plans, and by a limited class of other investors. Similarly, an investment in an Underlying Portfolio by a Portfolio is treated not as a single investment but as an investment in each asset owned by the Underlying Portfolio, so long as shares of the Underlying Portfolio are owned only by separate accounts of insurance companies, by qualified pension and retirement plans, and by a limited class of other investors. The Portfolios and Underlying Portfolios are and will be so owned. Thus so long as each Portfolio meets the section 817(h) diversification tests, each Contract will also meet those tests. See the prospectus for the Contracts.

The foregoing is only a summary of some of the important federal income tax considerations generally affecting a Portfolio and you; see the SAI for a more detailed discussion. You are urged to consult your tax advisers.

REPORT TO POLICYHOLDERS

The fiscal year of each Portfolio ends on December 31 of each year. The Trust will send to you, at least semi-annually, reports and statements which show the Portfolios' composition and other information. An annual report, with audited information, will be sent to you each year.

SALES AND PURCHASES OF SHARES


The Trust does not sell its shares directly to the public. The Trust continuously sells Class B and Class C shares of each Portfolio only to the separate accounts of MetLife to fund Contracts. The Trust could also offer shares to other separate accounts of other insurers if approved by the Board of Trustees.


PURCHASE AND REDEMPTION OF SHARES

MetLife Investors Distribution Company is the principal underwriter and distributor of the Trust's shares. MetLife Investors Distribution Company places orders for the purchase or redemption of shares of each Portfolio based on, among other things, the amount of net Contract premiums or purchase payments transferred to the separate accounts, transfers to or from a separate account investment division and benefit payments to be effected on a given date pursuant to the terms of the Contract. Such orders are effected, without sales charge, at the net asset value per share for each Portfolio determined on that same date. The Trust reserves the right to reject or limit all or part of any purchase or exchange order for any reason.

The Portfolios are available as investment options under a number of different variable insurance products, many of which do not limit the number of transfers among the available underlying funds. A large number of transfers could raise transaction costs for a Portfolio and could require the Portfolio to maintain increased cash reserves, which could harm performance in rising markets.


Shares of the Portfolios are sold and redeemed at their net asset value without the imposition of any sales commission or redemption charge. Class B and Class C shares are subject to a Rule 12b-1 fee of 0.25% and 0.55%, respectively, of average daily net assets. (However, certain sales or other charges may apply to the Contract, as described in the Contract prospectus.) Under certain circumstances, redemption proceeds may be paid in securities or other property rather than in cash if the Manager determines it is in the best interests of the Trust.


MARKET TIMING

The Trust's Board of Trustees has adopted certain procedures, described below, to discourage certain types of trading in Portfolio shares that may be harmful to long-term investors, specifically (i) trading that is designed to exploit pricing inefficiencies and thereby dilute the returns of long-term investors; or (ii) frequent trading by an investor that generates sufficiently volatile cash flows to be disruptive to a portfolio manager's ability to manage a Portfolio's assets ((i) or (ii), "market timing"). The Trust is not intended for investment by market timers. The Trust does not knowingly accommodate market timing in any Portfolio and, to the Trust's knowledge, there are no arrangements currently in place that are designed to permit any contract owner to engage in market timing. As discussed above, the Trust reserves the right to reject or limit all or part of any purchase or exchange order for any reason.

The Trust requires that the insurance company separate accounts that invest in the Portfolios have in place policies and procedures reasonably designed to detect and deter market timing in the separate accounts by contract owners. In addition, the Manager monitors cashflows of certain Portfolios identified as presenting pricing inefficiencies that could potentially be exploited by market timers, and, with respect to each Portfolio, conducts certain tests to help detect cash outflows or cashflow volatility that may be disruptive to a portfolio manager's ability to manage the Portfolio. If, based on such monitoring, the Manager believes (i) that a Portfolio's cash flows may reflect a pattern of market timing or (ii) that a Portfolio's cash flows may reflect frequent trading that is disruptive to the management of the Portfolio and it is appropriate given the context of the cash flow volatility (e.g., type of Portfolio, amount of assets), the Manager will refer the matter to the appropriate insurance company or companies.

Further, in accordance with Rule 22c-2 under the 1940 Act, the Trust has contracted with insurance company separate accounts to enable it to request and receive information regarding transactions in the shares of the Trust's Portfolios and limit transactions that violate the Trust's policies on market timing.

If the Trust finds that any insurance company has in place inadequate policies and procedures, with respect to a particular separate account, to detect and deter market timing in Portfolio shares and there is evidence of market timing in that separate account, the Trust or any of its Portfolios may be discontinued as an investment option of that separate account. In such an event, all contract owners of such separate account would no longer be able to make new investments in the Trust or any of its Portfolios. The Trust reserves the right to modify this policy, including any procedures established from time to time to effectuate this policy, at any time without notice.

LIMITATIONS ON THE TRUST'S ABILITY TO DETECT AND DETER MARKET TIMING

The Portfolios are available as investment options under a number of different variable insurance products. Owners of these variable insurance products transfer value among sub-accounts of the insurance company separate accounts by contacting the insurance companies. The resulting purchases and redemptions of Portfolio shares are made through omnibus accounts of the insurance companies. The right of an owner of such a variable insurance product to transfer among sub-accounts is governed by a contract between the insurance company and such owner. Many of these contracts do not limit the number of transfers among the available underlying funds that a contract owner may make. The terms of these contracts, the presence of financial intermediaries (including the insurance companies) between the Trust and contract owners, the utilization of omnibus accounts by these intermediaries and other factors such as state insurance laws may limit the Trust's ability to detect and deter market timing. Multiple tiers of such financial intermediaries may further compound the Trust's difficulty in detecting and deterring such market timing activities.

RISKS ASSOCIATED WITH MARKET TIMING GENERALLY

While the Trust will try to detect and deter market timing by utilizing the procedures described above, these procedures may not be successful in identifying or deterring market timing. By realizing profits through short-term trading, contract owners that engage in market timing activities may dilute the value of shares held by long-term investors. Cashflow volatility resulting from frequent trading of Portfolio shares, especially involving large dollar amounts, may disrupt a portfolio manager's ability to manage the Portfolio's assets. Frequent trading may be disruptive if it makes it difficult for a Portfolio to implement its long-term investment strategies, for example by causing the Portfolio to maintain a higher level of its assets in cash to accommodate such frequent trading. Frequent trading may also be disruptive if it forces a Portfolio to sell portfolio securities at inopportune times to raise cash to accommodate such trading activity. In addition, frequent trading may cause a Portfolio to incur increased expenses. For example, as a result of such frequent trading, a Portfolio may be forced to liquidate investments and thereby incur increased brokerage costs and realization of taxable capital gains without attaining any investment advantage. All of these factors may adversely affect Portfolio performance.

Associated with an investment in a Portfolio that itself invests in securities that are, for example, thinly traded, traded infrequently, or relatively less liquid is the risk that the current market price for the securities may not accurately reflect current market values. A market timer may seek to engage in strategies designed to take advantage of these pricing differences ("price arbitrage") and thereby dilute the returns of long-term investors. Portfolios that may be adversely affected by price arbitrage include those Portfolios that significantly invest in small cap equity securities and in certain fixed-income securities, such as high yield bonds.

A Portfolio that invests significantly in foreign securities may be particularly susceptible to strategies designed to exploit pricing inefficiencies. This is because foreign securities are typically traded on markets that close well before the time a Portfolio calculates its net asset value (typically at 4:00 p.m. Eastern Time), which gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities. The time zone differences among international stock markets can allow a market timer engaging in certain strategies to exploit differences in Portfolio share prices that are based on closing prices of foreign securities established some time before the Portfolio calculates its own share price (a type of price arbitrage referred to as "time zone arbitrage"). As discussed more fully below, the Trust has procedures, referred to as fair value pricing, that allow the Trust to adjust closing market prices of foreign securities to reflect what is believed to be the fair value of those securities at the time a Portfolio calculates its net asset value. While there is no assurance, the Portfolios expect that the use of fair value pricing will reduce a market timer's ability to engage in time zone arbitrage to the detriment of Portfolio shareholders.

VALUATION OF SHARES

Each Portfolio's net asset value ("NAV") per share is ordinarily determined once daily, as of the close of the regular session of business on the New York Stock Exchange (NYSE) (usually at 4:00 p.m., Eastern Time), on each day the NYSE is open. To the extent that the Portfolio's assets are traded in other markets when the NYSE is closed, the value of the Portfolio's assets may be effected on days when the Trust is not open for business. In addition, trading in some of the Portfolio's assets may not occur when the Trust is open for business.

NAV of a Portfolio share is computed by dividing the value of the net assets of the Portfolio by the total number of shares outstanding in the Portfolio. Share prices for any transaction are those next calculated after receipt of an order.

Except for money market instruments maturing in 60 days or less and foreign securities as discussed below, securities held by the Portfolios are valued at market value. If market values are not readily available, or if available market quotations are not reliable, securities are priced at their fair value as determined by the Valuation Committee of the Trust's Board of Trustees using procedures approved by the Board of Trustees. The Portfolios may use fair value pricing if the value of a security has been materially affected by events occurring before the Portfolio's calculation of NAV but after the close of the primary markets on which the security is traded.

The Portfolios may also use fair value pricing if reliable market quotations are unavailable due to infrequent trading or if trading in a particular security was halted during the day and did not resume prior to the Portfolios' calculation of NAV. The use of fair value pricing has the effect of valuing a security based upon the price a Portfolio might reasonably expect to receive if it sold that security but does not guarantee that the security can be sold at the fair value price. Further, because of the inherent uncertainty of fair valuation, a fair valuation price may differ significantly from the value that would have been used had a ready market for the investment existed, and these differences could be material. With respect to any portion of a Portfolio's assets that is invested in other open-end investment companies, that portion of the Portfolio's NAV is calculated based on the NAV of that investment company. The prospectus for the other investment company explains the circumstances and effects of fair value pricing for that investment company.

Each Portfolio has retained a third party pricing service to automatically fair value each of its investments that is traded principally on a foreign exchange or market, subject to adjustment by the Trust's Valuation Committee. The Valuation Committee will regularly monitor and review the services provided by the pricing service to the Portfolios and periodically report to the Board on the pricing services' performance.

Money market instruments maturing in 60 days or less are valued on the amortized cost basis.

APPENDIX A

DESCRIPTION OF THE AMERICAN FUND INSURANCE SERIES UNDERLYING PORTFOLIOS

Each of the Portfolios may invest in Class 1 shares of the American Fund Insurance Funds (the "Underlying Portfolios"). The following tables set forth:
(i) the names of the Underlying Portfolios, (ii) the expense ratios of the Class 1 shares of the Underlying Portfolios for the most recent fiscal year, and (ii) brief descriptions of the Underlying Portfolios investment goals and principal strategies. Each of the Underlying Portfolios is managed by Capital Research and Management Company. Additional investment practices are described in the American Funds Insurance Funds' SAI and in the prospectus for the Underlying Portfolios.

UNDERLYING PORTFOLIO             EXPENSE RATIO GOAL AND PRINCIPAL STRATEGY
Global Small Capitalization Fund     0.73%     The Fund seeks to grow over time by investing primarily in stocks of smaller companies, located around the world. Normally, the Fund invests at least 80%, of its assets in equity securities of companies with small market capitalizations, measured at the time of purchase. However, the
                                               Fund's holding of small capitalization stocks may fall below the 80%
                                               threshold due to subsequent market action.
-----------------------------------------------------------------------------------------------------------------------------
Growth Fund                          0.33%     The Fund seeks to grow by investing primarily in commons tocks of companies that appear to offer superior opportunities for growth of capital.
                                               In seeking to pursue its investment objective, the Fund may invest in the securities of issuers representing a broad range of market capitalizations.
-----------------------------------------------------------------------------------------------------------------------------
International Fund                   0.52%     The Fund seeks to grow over time by investing primarily in common stocks of companies located outside the United States. The Fund is designed for investors seeking capital appreciation through stocks. Investors in the
                                               Fund should have a long-term perspective and be able to tolerate potentially wide price fluctuations.
-----------------------------------------------------------------------------------------------------------------------------
New World Fund                       0.82%     The Fund seeks to grow over time by investing primarily in stocks of companies with significant exposure to countries with developing economies and/or markets. The Fund may also invest in debt securities of issuers, including issuers of lower rated bonds, with exposure to these countries. The Fund is designed for investors seeking capital appreciation.
-----------------------------------------------------------------------------------------------------------------------------
Growth-Income Fund                   0.27%     The Fund seeks to grow and provide income over time by investing primarily in common stocks or other securities that demonstrate the potential for appreciation and/or dividends. The Fund may invest up to
                                               15% of its assets, at the time of purchase, in securities of issuers domiciled outside the United States and not included in S&P 500 Index.
-----------------------------------------------------------------------------------------------------------------------------
Bond Fund                            0.41%     The Fund seeks to maximize current income and preserve capital.
                                               Normally, the Fund invests at least 80% of its assets in bonds. The Fund will invest at least 65% of its assets in investment-grade debt securities
                                               (including cash and cash equivalents) and may invest up to 35% of its assets in bonds rated Ba or below by Moody's Investors Service and BB or below by Standard & Poor's Ratings Service or unrated but determined to be of equivalent quality.
-----------------------------------------------------------------------------------------------------------------------------
High-Income Bond Fund                0.48%     The Fund seeks to provide a high level of current income and, secondarily, capital appreciation by investing at least 65% of its assets in higher yielding and generally lower quality debt securities (rated Ba or below by
                                               Moody's Investors Service or BB or below by Standard & Poor's Ratings
                                               Service or unrated but determined to be of equivalent quality). The Fund may also invest up to 25% of its assets in securities of non-U.S. issuers.
                                               Normally, the Fund invests at least 80% of its assets in bonds.
-----------------------------------------------------------------------------------------------------------------------------

UNDERLYING PORTFOLIO           EXPENSE RATIO GOAL AND PRINCIPAL STRATEGY
U.S. Government/AAA-Rated          0.46%     The Fund seeks to provide a high level of current income, as well as
 Securities Fund                             preservation of investment. Normally, the Fund will invest at least 80% of its assets in securities that are guaranteed by the "full faith and credit"
                                             pledge of the U.S. government or debt securities that are rated Aaa by
                                             Moody's Investors Service or AAA by Standard & Poor's Ratings Service
                                             or unrated but determined to be of equivalent quality. The Fund is designed for investors seeking income and more price stability than from investing in stocks and lower quality debt securities, and capital preservation over the long term.

                                             The Fund may also invest a significant portion of its assets in securities backed by pools of mortgages. Certain of these securities may not be backed by the full faith and credit of the U.S. government and are supported only by the credit of the issuer. Such securities may include mortgage-backed securities issued by the Federal National Mortgage
                                             Association ("Fannie Mae") and the Federal Home Loan Mortgage
                                             ("Freddie Mac") are neither issued nor guaranteed by the U.S. Treasury.
-------------------------------------------------------------------------------------------------------------------------
Global Bond Fund                   0.61%     The Fund seeks to provide a high level of total return as is consistent with prudent management, by investing primarily in investment grade bonds issued by entities based around the world and denominated in various currencies, including U.S. dollars. The Fund may also invest in lower quality, higher yielding debt securities, sometimes referred to as "junk bonds." The total return of the Fund will be the result of interest income, changes in the market value of the Fund's investments and changes in the value of other currencies relative to the U.S. dollar.
-------------------------------------------------------------------------------------------------------------------------

FOR MORE INFORMATION

If you would like more information about a Portfolio, the following documents are available to you free upon request:

ANNUAL/SEMI-ANNUAL REPORTS

Contain additional information about a Portfolio's performance. In a Portfolio's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION ("SAI")

Provides a fuller technical and legal description of the Portfolio's policies, investment restrictions, and business structure. The SAI is legally considered to be a part of this Prospectus.

IF YOU WOULD LIKE A COPY OF THE CURRENT VERSIONS OF THESE DOCUMENTS, OR OTHER INFORMATION ABOUT A PORTFOLIO, CONTACT:

                          MET INVESTORS SERIES TRUST
                                 5 PARK PLAZA
                                  SUITE 1900
                           IRVINE, CALIFORNIA 92614

                                1-800-848-3854

Free copies of the SAI and Annual and Semi-Annual Reports are available at the following website: www.metlifeinvestors.com. Information about a Portfolio, including the Annual and Semi-annual Reports and SAI, may also be obtained from the Securities and Exchange Commission ("SEC"):

[_] IN PERSONReview and copy documents in the SEC's Public Reference Room in
             Washington, D.C. (for information call 202-551-8090).

[_] ON LINE  Retrieve information from the EDGAR database on the SEC's web site at: http://www.sec.gov.

[_] BY MAIL  Request documents, upon payment of a duplicating fee, by writing to SEC, Public Reference Section, Washington, D.C. 20549 or by e-mailing the SEC at publicinfo@sec.gov.

                             SEC FILE # 811-10183

                          MET INVESTORS SERIES TRUST

                                 5 PARK PLAZA
                                  SUITE 1900
                           IRVINE, CALIFORNIA 92614
                                 800-848-3854

                      STATEMENT OF ADDITIONAL INFORMATION

                                APRIL 28, 2008

                                  PORTFOLIOS


 Met/AIM Capital Appreciation Portfolio Lord Abbett Bond Debenture Portfolio
 Met/AIM Small Cap Growth Portfolio     Lord Abbett Growth and Income
                                        Portfolio
 Batterymarch Growth and Income
   Portfolio                            Lord Abbett Mid Cap Value Portfolio
 BlackRock High Yield Portfolio         MFS(R) Emerging Markets Equity
 BlackRock Large Cap Core Portfolio     MFS(R) Research International
                                        Portfolio
 Clarion Global Real Estate             Oppenheimer Capital Appreciation
   Portfolio (formerly Neuberger        Portfolio
   Berman Real Estate Portfolio)        PIMCO Inflation Protected Bond
                                        Portfolio
 Dreman Small Cap Value Portfolio       PIMCO Total Return Portfolio
 Met/Franklin Income Portfolio          Pioneer Fund Portfolio
 Met/Franklin Mutual Shares Portfolio   Pioneer Strategic Income Portfolio
 Goldman Sachs Mid Cap Value Portfolio  RCM Technology Portfolio
 Harris Oakmark International Portfolio Rainier Large Cap Equity Portfolio
 Janus Forty Portfolio                  T. Rowe Price Mid Cap Growth Portfolio
 Lazard Mid Cap Portfolio               Met/Templeton Growth Portfolio
 Legg Mason Partners Aggressive Growth
   Portfolio                            Third Avenue Small Cap Value Portfolio
 Legg Mason Partners Managed Assets
   Portfolio                            Turner Mid Cap Growth Portfolio
 Legg Mason Value Equity Portfolio      Van Kampen Comstock Portfolio
 Loomis Sayles Global Markets Portfolio Van Kampen Mid Cap Growth Portfolio


                          ASSET ALLOCATION PORTFOLIOS

                 American Funds Balanced Allocation Portfolio
                  American Funds Growth Allocation Portfolio
                 American Funds Moderate Allocation Portfolio
                     MetLife Aggressive Strategy Portfolio
                      MetLife Balanced Strategy Portfolio
                     MetLife Defensive Strategy Portfolio
                       MetLife Growth Strategy Portfolio
                      MetLife Moderate Strategy Portfolio
                    Strategic Conservative Growth Portfolio
                          Strategic Growth Portfolio
                     Strategic Growth and Income Portfolio
              Met/Franklin Templeton Founding Strategy Portfolio

   This Statement of Additional Information provides supplementary information pertaining to shares of 47 investment portfolios ("Portfolios") of Met Investors Series Trust (the "Trust"), an open-end, management investment company. This Statement of Additional Information is not a prospectus and should be read in conjunction with the Prospectuses dated April 28, 2008 for, as applicable, the Class A, Class B, Class C and Class E shares of the Portfolios listed above. The Prospectuses may be obtained by writing to the Trust at the address above or by calling 800-848-3854.

   The Portfolios listed under the heading Allocation Portfolios are collectively referred to herein as the "Allocation Portfolios" and individually, an "Allocation Portfolio". Unless otherwise defined herein, capitalized terms have the meanings given to them in the Prospectus.

   The audited financial statements described in "Financial Statements" herein for the periods ended December 31, 2007, including the financial highlights, appearing in the Trust's Annual Report to Shareholders, filed electronically with the Securities and Exchange Commission on March 6, 2008 (File
No. 811-10183), are incorporated by reference and made part of this document.

   No person has been authorized to give any information or to make any representation not contained in this Statement of Additional Information or in the Prospectus and, if given or made, such information or representation must not be relied upon as having been authorized. This Statement of Additional Information does not constitute an offering of any securities other than the registered securities to which it relates or an offer to any person in any state or other jurisdiction of the United States or any country where such offer would be unlawful.

                               TABLE OF CONTENTS

                                                                    Page
                                                                    ----
       INVESTMENT OBJECTIVES AND POLICIES..........................   5
          Asset-Backed Securities..................................   5
          Brady Bonds..............................................   6
          Collateralized Debt Obligations..........................   6
          Convertible Securities...................................   7
          Credit Default Swaps.....................................   8
          Depositary Receipts......................................   8
          Dollar Roll Transactions.................................   9
          Event-Linked Bonds.......................................   9
          Floaters.................................................   9
          Foreign Currency Transactions............................   9
          Foreign Securities.......................................  12
          Forward Commitments, When-Issued and Delayed Delivery....  16
          High Yield/High Risk Debt Securities.....................  17
          Hybrid Instruments.......................................  18
          Illiquid Securities......................................  18
          Inflation-Indexed Bonds..................................  19
          Interest Rate Transactions...............................  20
          Investment Grade Corporate Debt Securities...............  21
          Loans and Other Direct Indebtedness......................  21
          Money Market Securities..................................  21
          Mortgage-Backed Securities...............................  22
          Municipal Fixed Income Securities........................  24
          Options and Futures Strategies...........................  25
          Other Investment Companies...............................  29
          Portfolio Turnover.......................................  30
          Real Estate Investment Trusts............................  31
          Repurchase Agreements....................................  32
          Reverse Repurchase Agreements............................  32
          Rights and Warrants......................................  33
          Securities Loans.........................................  33
          Short Sales..............................................  33
          Structured Notes.........................................  34
          Swaps....................................................  35
          U.S. Government Securities...............................  36
          Zero Coupon Bonds, Deferred Interest Bonds and PIK Bonds.  36

       INVESTMENT RESTRICTIONS.....................................  37
          Fundamental Policies.....................................  37
          Non-Fundamental Policies.................................  38

       PERFORMANCE INFORMATION.....................................  42
          Total Return.............................................  42
          Yield....................................................  42
          Non-Standardized Performance.............................  43

       PORTFOLIO TRANSACTIONS......................................  44

       MANAGEMENT OF THE TRUST.....................................  48
          Trustees and Officers....................................  48
          Committees of the Board..................................  51

                                                               Page
                                                               ----
                Compensation of the Trustees..................  51
                Indemnification of Trustees and Officers......  52
                Trustees' and Officers' Share Ownership.......  52
                Proxy Voting Policies and Procedures..........  52
                Proxy Voting Records..........................  53
                Portfolio Holdings Disclosure Policy..........  53

             INVESTMENT ADVISORY AND OTHER SERVICES...........  55
                The Manager...................................  55
                The Advisers..................................  63
                Portfolio Management..........................  67
                The Administrator.............................  67
                The Distributor...............................  68
                Code of Ethics................................  71
                Custodian.....................................  71
                Transfer Agent................................  71
                Legal Matters.................................  71
                Independent Registered Public Accounting Firm.  71

             REDEMPTION OF SHARES.............................  72

             NET ASSET VALUE..................................  73

             FEDERAL INCOME TAXES.............................  74

             ORGANIZATION AND CAPITALIZATION OF THE TRUST.....  77

             FINANCIAL STATEMENTS.............................  79

             APPENDIX A (Securities Ratings).................. A-1

             APPENDIX B (Proxy Voting Policies and Procedures) B-1

             APPENDIX C (Portfolio Manager Disclosure)........ C-1

                      INVESTMENT OBJECTIVES AND POLICIES

   The following information supplements the discussion of the investment objectives and policies of the Portfolios in the Prospectus. If a Portfolio is not identified below in connection with a particular strategy or technique, its Adviser, as of the effective date of this Statement of Additional Information, does not currently intend to invest any of the Portfolio's assets in that strategy or technique although it has the ability to do so and may do so in the future.

   Each Allocation Portfolio operates under a "fund of funds" structure, investing substantially all of its assets in other mutual funds managed by the Manager or its affiliates or unaffiliated third party investment advisers ("Third Party Funds"), as applicable (collectively, the "Underlying Portfolios"). In addition to investments in shares of the Underlying Portfolios, an Allocation Portfolio may invest for cash management purposes in U.S. government securities and in money market securities. In addition to the fees directly associated with an Allocation Portfolio, an investor in that Portfolio will also indirectly bear the fees of the Underlying Portfolios in which an Allocation Portfolio invests. This Statement of Additional Information contains information about Underlying Portfolios that are series of the Trust. For additional information about Underlying Portfolios that are series of Metropolitan Series Fund, Inc., please see the April 28, 2008 prospectus and statement of additional information of Metropolitan Series Fund, Inc. (SEC File No. 811-03618). For additional information about Underlying Portfolios that are Third Party Funds, please see the current prospectus and statement of additional information applicable to such Third Party Fund.

   Each Allocation Portfolio invests in shares of the Underlying Portfolios and its performance is directly related to the ability of the Underlying Portfolios to meet their respective investment objectives, as well as the Manager's or Adviser's, as applicable, allocation among the Underlying Portfolios. Accordingly, each Allocation Portfolio's investment performance will be influenced by the investment strategies of and risks associated with the Underlying Portfolios, as described below, in direct proportion to the amount of assets each Allocation Portfolio allocates to the Underlying Portfolios utilizing such strategies. However, information in "Money Market Securities", "Other Investment Companies" and "U.S. Government Securities" also applies generally to direct investments that may be made by the Allocation Portfolios.

      Asset-Backed Securities. (Met/AIM Capital Appreciation, Met/AIM Small Cap Growth, BlackRock High Yield, Met/Franklin Income, Met/Franklin Mutual Shares, Goldman Sachs Mid Cap Value, Janus Forty, Lazard Mid Cap, Legg Mason Partners Managed Assets, Legg Mason Value Equity, Loomis Sayles Global Markets, Lord Abbett Bond Debenture, PIMCO Inflation Protected Bond, PIMCO Total Return, Pioneer Fund, Pioneer Strategic Income, T. Rowe Price Mid Cap Growth and Third Avenue Small Cap Value Portfolios)

   Asset-backed securities include interests in pools of receivables, such as motor vehicle installment purchase obligations and credit card receivables. Such securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in the underlying pools of assets.

   Asset-backed securities are not issued or guaranteed by the U.S. government or its agencies or government-sponsored entities; however, the payment of principal and interest on such obligations may be guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution (such as a bank or insurance company) unaffiliated with the issuers of such securities. In addition, such securities generally will have remaining estimated lives at the time of purchase of five years or less. Due to the possibility that prepayments (on automobile loans and other collateral) will alter the cash flow on asset-backed securities, it is not possible to determine in advance the actual final maturity date or average life. Faster prepayment will shorten the average life and shorter prepayments will lengthen it.

   The purchase of asset-backed securities raises considerations peculiar to the financing of the instruments underlying such securities. For example, most organizations that issue asset-backed securities relating to motor vehicle installment purchase obligations perfect their interests in their respective obligations only by filing a financing statement and by having the servicer of the obligations, which is usually the originator, take custody thereof. In such circumstances, if the servicer were to sell the same obligations to another party, in violation of its duty not to do so, there is a risk that such party could acquire an interest in the obligations superior to that of holders of the asset-backed securities. Also, although most such obligations grant a security interest in the motor vehicle being financed, in most states the security interest in a motor vehicle must be noted on the certificate of title to perfect such security interest against competing claims of other parties. Due to the large number of vehicles involved, however, the certificate of title to each vehicle financed, pursuant to the obligations underlying the asset-backed securities, usually is not amended to reflect the assignment of the seller's security interest for the benefit of the holders of the asset-backed securities. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on those securities. In addition, various state and federal laws give the motor vehicle owner the right to assert against the holder of the owner's obligation certain defenses such owner would have against the seller of the motor vehicle. The assertion of such defenses could reduce payments on the related asset-backed securities. Insofar as credit card receivables are concerned, credit card holders are entitled to the protection of a number of state and federal consumer credit laws, many of which give such holders the right to set off certain amounts against balances owed on the credit card, thereby reducing the amounts paid on such receivables. In addition, unlike most other asset-backed securities, credit card receivables are unsecured obligations of the card holder.

   In the case of privately issued asset-backed securities, the Trust takes the position that such instruments do not represent interests in any particular industry or group of industries.

      Brady Bonds. (Met/AIM Capital Appreciation, BlackRock Large Cap Core, Dreman Small Cap Value, Met/Franklin Income, Janus Forty, Legg Mason Partners Managed Assets, Loomis Sayles Global Markets, Lord Abbett Bond Debenture, MFS(R) Emerging Markets Equity, PIMCO Inflation Protected Bond, PIMCO Total Return and Pioneer Strategic Income Portfolios)

   Brady Bonds are securities created through the exchange of existing commercial bank loans to public and private entities in certain emerging markets for new bonds in connection with debt restructurings under a debt restructuring plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the "Brady Plan"). Brady Plan debt restructurings have been implemented to date in Argentina, Brazil, Bulgaria, Costa Rica, Croatia, Dominican Republic, Ecuador, Jordan, Mexico, Morocco, Nigeria, Panama, Peru, the Philippines, Poland, Slovenia, Uruguay and Venezuela. Brady Bonds have been issued only in the last decade, and for that reason do not have a long payment history. Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (but primarily the U.S. dollar) and are actively traded in over-the-counter secondary markets. U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed rate bonds or floating-rate bonds, are generally collateralized in full as to principal by U.S. Treasury zero coupon bonds having the same maturity as the bonds. Brady Bonds are often viewed as having three or four valuation components: the collateralized repayment of principal at maturity; the collateralized interest payments; the uncollateralized interest payments; and any uncollateralized repayment of principal at maturity (the uncollateralized amounts constituting the "residual risk"). In light of the residual risk of Brady Bonds and the history of defaults of countries issuing Brady Bonds with respect to commercial bank loans by public and private entities, investments in Brady Bonds may be viewed as speculative.

      Collateralized Debt Obligations. (BlackRock High Yield, Janus Forty, Legg Mason Partners Managed Assets, Legg Mason Value Equity, Loomis Sayles Global Markets, MFS(R) Value, PIMCO Inflation Protected Bond, PIMCO Total Return, Pioneer Fund and Pioneer Strategic Income Portfolios)

   A Portfolio may invest in collateralized debt obligations ("CDOs"), which includes collateralized bond obligations ("CBOs"), collateralized loan obligations ("CLOs") and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans.

   For both CBOs and CLOs, the cashflows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the "equity" tranche which bears the bulk of defaults from the bonds or loans in the trust and services to protect the other, more senior tranches from default in all but the most severe circumstances. Since it is partially protected from defaults, a senior tranche from a CBO trust or CLO trust typically have higher ratings and lower yields than their underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CBO or CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CBO or CLO securities as a class.

   The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which a Portfolio invests. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CDOs may be characterized by the Portfolio as illiquid securities, however an active dealer market may exist for CDOs allowing a CDO to qualify for Rule 144A transactions. In addition to the normal risks associated with fixed income securities discussed elsewhere in this Statement of Additional Information and the Portfolios' Prospectus (e.g., interest rate risk and default risk), CDOs carry additional risks including, but are not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the Portfolio may invest in CDOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

      Convertible Securities. (All Portfolios except Batterymarch Growth and Income and Turner Mid Cap Growth Portfolios)

   A Portfolio may invest in convertible securities of domestic and, subject to the Portfolio's investment strategy, foreign issuers. The convertible securities in which a Portfolio may invest include any debt securities or preferred stock which may be converted into common stock or which carry the right to purchase common stock. Convertible securities entitle the holder to exchange the securities for a specified number of shares of common stock, usually of the same company, at specified prices within a certain period of time.

   Convertible securities may be converted at either a stated price or stated rate into underlying shares of common stock. Although to a lesser extent than with fixed-income securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stock. A unique feature of convertible securities is that as the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis, and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the prices of the convertible securities tend to rise as a reflection of the value of the underlying common stock. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.

   Convertible securities are investments that provide for a stable stream of income with generally higher yields than common stocks. There can be no assurance of current income because the issuers of the convertible securities may default on their obligations. A convertible security, in addition to providing fixed income, offers the potential for capital appreciation through the conversion feature, which enables the holder to benefit from increases in the market price of the underlying common stock. There can be no assurance of capital appreciation, however, because securities prices fluctuate. Convertible securities, however, generally offer lower interest or dividend yields than non-convertible securities of similar quality because of the potential for capital appreciation.

   Subsequent to purchase by a Portfolio, convertible securities may cease to be rated or a rating may be reduced below the minimum required for purchase for that Portfolio. Neither event will require the sale of such securities, although a Portfolio's investment adviser will consider such event in its determination of whether the Portfolio should continue to hold the securities.

      Credit Default Swaps. (BlackRock High Yield, Met/Franklin Income, Met/Franklin Mutual Shares, Janus Forty, Legg Mason Partners Managed Assets, Lord Abbett Bond Debenture, PIMCO Inflation Protected Bond, PIMCO Total Return and Pioneer Strategic Income Portfolios)

   A Portfolio may enter into credit default swap contracts for investment purposes. As the seller in a credit default swap contract, the Portfolio would be required to pay the par (or other agreed-upon) value of a referenced debt obligation to the counterparty in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the debt obligation. In return, the Portfolio would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Portfolio would keep the stream of payments and would have no payment obligations. As the seller, the Portfolio would be subject to investment exposure on the notional amount of the swap.

   A Portfolio may also purchase credit default swap contracts in order to hedge against the risk of default of debt securities held in its portfolio, in which case the Portfolio would function as the counterparty referenced in the preceding paragraph. This would involve the risk that the investment may expire worthless and would only generate income in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial instability). It would also involve credit risk--that the seller may fail to satisfy its payment obligations to the Portfolio in the event of a default.

      Depositary Receipts. (All Portfolios)

   A Portfolio may purchase foreign securities in the form of American Depositary Receipts, European Depositary Receipts, Global Depositary Receipts or other securities convertible into securities of corporations in which the Portfolio is permitted to invest pursuant to its investment objectives and policies. These securities may not necessarily be denominated in the same currency into which they may be converted. Depositary receipts are receipts typically issued by a U.S. or foreign bank or trust company and evidence ownership of underlying securities issued by a foreign corporation. Because American Depositary Receipts are listed on a U.S. securities exchange, the investment advisers of the following Portfolios do not treat them as foreign securities.

    .  Batterymarch Growth and Income

    .  BlackRock High Yield

    .  Goldman Sachs Mid Cap Value

    .  Legg Mason Partners Aggressive Growth

    .  Legg Mason Partners Managed Assets

    .  Legg Mason Value Equity

    .  Lord Abbett Bond Debenture

    .  Lord Abbett Growth and Income

    .  Lord Abbett Mid Cap Value

    .  RCM Technology

   However, like other depositary receipts, American Depositary Receipts are subject to many of the risks of foreign securities such as changes in exchange rates and more limited information about foreign issuers.

    . Turner Mid Cap Growth Portfolio does not expect to invest more than 10% of its total assets in American Depositary Receipts.

      Dollar Roll Transactions. (Met/AIM Capital Appreciation, Met/AIM Small Cap Growth, BlackRock High Yield, Met/Franklin Income, Lazard Mid Cap, Legg Mason Partners Managed Assets, Legg Mason Value Equity, Loomis Sayles Global Markets, Lord Abbett Bond Debenture, Oppenheimer Capital Appreciation, PIMCO Inflation Protected Bond, PIMCO Total Return, Pioneer Fund and Pioneer Strategic Income Portfolios)

   Mortgage dollar rolls are transactions in which the Portfolio sells securities for delivery in the current month and simultaneously contracts with the same counter-party to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date. During the roll period, the Portfolio loses the right to receive principal (including prepayments of principal) and interest paid on the securities sold. However, the Portfolio would benefit to the extent of any difference between the price received for the securities sold and the lower forward price for the future purchase (often referred to as the "drop") or fee income plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. Unless such benefits exceed the income, capital appreciation and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of the Portfolio compared with what such performance would have been without the use of mortgage dollar rolls. Accordingly, the benefits derived from the use of mortgage dollar rolls depend upon the Adviser's ability to manage mortgage prepayments. There is no assurance that mortgage dollar rolls can be successfully employed. All cash proceeds will be invested in instruments that are permissible investments for the Portfolio. The Portfolio will maintain until the settlement date the segregation, either on the records of the Adviser or with the Trust's custodian, of cash or other liquid securities in an amount equal to the forward purchase price.

      Event-Linked Bonds. (BlackRock High Yield, Met/Franklin Income, PIMCO Inflation Protected Bond, PIMCO Total Return and Pioneer Strategic Income Portfolios)

   Each Portfolio may invest up to 5% of its net assets in "event-linked bonds," which are fixed income securities for which the return of principal and payment of interest is contingent on the non-occurrence of a specific "trigger" event, such as a hurricane, earthquake, or other physical or weather-related phenomenon. Some even-linked bonds are commonly referred to as "catastrophe bonds." If a trigger event occurs, the Portfolio may lose a portion or all of its principal invested in the bond. Event-linked bonds often provide for an extension of maturity to process and audit loss claims where a trigger event has, or possibly has, occurred. An extension of maturity may increase volatility. Event-linked bonds may also expose the Portfolio to certain unanticipated risks including credit risk, adverse regulatory or jurisdictional interpretations, and adverse tax consequences. Event-linked bonds may also be subject to liquidity risk.

      Floaters. (BlackRock High Yield, BlackRock Large Cap Core, Met/Franklin Income, Goldman Sachs Mid Cap Value, Janus Forty, Legg Mason Partners Aggressive Growth, Legg Mason Partners Managed Assets, Legg Mason Value Equity, Loomis Sayles Global Markets, Lord Abbett Bond Debenture, PIMCO Inflation Protected Bond, PIMCO Total Return, Pioneer Fund and Pioneer Strategic Income Portfolios)

   A Portfolio may invest in floaters, which are fixed income securities with a floating or variable rate of interest, i.e., the rate of interest varies with changes in specified market rates or indices, such as the prime rate, or at specified intervals. Certain floaters may carry a demand feature that permits the holder to tender them back to the issuer of the underlying instrument, or to a third party, at par value prior to maturity. When the demand feature of certain floaters represents an obligation of a foreign entity, the demand feature will be subject to certain risks discussed under "Foreign Securities."

      Foreign Currency Transactions. (Met/AIM Capital Appreciation, Met/AIM Small Cap Growth, BlackRock High Yield, BlackRock Large Cap Core, Clarion Global Real Estate, Dreman Small Cap Value, Met/Franklin Mutual Shares, Goldman Sachs Mid Cap Value, Harris Oakmark International, Janus Forty, Lazard Mid Cap, Legg Mason Partners Aggressive Growth, Legg Mason Value Equity, Loomis Sayles Global Markets, MFS(R) Emerging Markets Equity, MFS(R) Research International, Oppenheimer Capital

   Appreciation, PIMCO Inflation Protected Bond, PIMCO Total Return, Pioneer Fund, Pioneer Strategic Income, RCM Technology, T. Rowe Price Mid Cap Growth, Met/Templeton Growth, Third Avenue Small Cap Value and Van Kampen Mid Cap Growth Portfolios)

   Foreign Currency Exchange Transactions. A Portfolio may engage in foreign currency exchange transactions to protect against uncertainty in the level of future exchange rates. The investment adviser to a Portfolio may engage in foreign currency exchange transactions in connection with the purchase and sale of portfolio securities ("transaction hedging"), and to protect the value of specific portfolio positions ("position hedging").

   A Portfolio may engage in "transaction hedging" to protect against a change in the foreign currency exchange rate between the date on which the Portfolio contracts to purchase or sell the security and the settlement date, or to "lock in" the U.S. dollar equivalent of a dividend or interest payment in a foreign currency. For that purpose, a Portfolio may purchase or sell a foreign currency on a spot (or cash) basis at the prevailing spot rate in connection with the settlement of transactions in portfolio securities denominated in or exposed to that foreign currency.

   If conditions warrant, a Portfolio may also enter into contracts to purchase or sell foreign currencies at a future date ("forward contracts") and purchase and sell foreign currency futures contracts as a hedge against changes in foreign currency exchange rates between the trade and settlement dates on particular transactions and not for speculation. A foreign currency forward contract is a negotiated agreement to exchange currency at a future time at a rate or rates that may be higher or lower than the spot rate. Foreign currency futures contracts are standardized exchange-traded contracts and have margin requirements.

   For transaction hedging purposes, a Portfolio may also purchase exchange-listed and over-the-counter call and put options on foreign currency futures contracts and on foreign currencies. A put option on a futures contract gives a Portfolio the right to assume a short position in the futures contract until expiration of the option. A put option on currency gives a Portfolio the right to sell a currency at an exercise price until the expiration of the option. A call option on a futures contract gives a Portfolio the right to assume a long position in the futures contract until the expiration of the option. A call option on currency gives a Portfolio the right to purchase a currency at the exercise price until the expiration of the option.

   A Portfolio may engage in "position hedging" to protect against a decline in the value relative to the U.S. dollar of the currencies in which its portfolio securities are denominated, or quoted or exposed (or an increase in the value of currency for securities which the Portfolio intends to buy, when it holds cash reserves and short-term investments). For position hedging purposes, a Portfolio may purchase or sell foreign currency futures contracts and foreign currency forward contracts, and may purchase put or call options on foreign currency futures contracts and on foreign currencies on exchanges or over-the-counter markets. In connection with position hedging, a Portfolio may also purchase or sell foreign currency on a spot basis.

   The precise matching of the amounts of foreign currency exchange transactions and the value of the portfolio securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the dates the currency exchange transactions are entered into and the dates they mature.

   It is impossible to forecast with precision the market value of portfolio securities at the expiration or maturity of a forward or futures contract. Accordingly, it may be necessary for a Portfolio to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security or securities being hedged is less than the amount of foreign currency the Portfolio is obligated to deliver and if a decision is made to sell the security or securities and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security or securities if the market value of such security or securities exceeds the amount of foreign currency the Portfolio is obligated to deliver.

   Hedging transactions involve costs and may result in losses. A Portfolio may write covered call options on foreign currencies to offset some of the costs of hedging those currencies. A Portfolio will engage in over-the-counter transactions only when appropriate exchange-traded transactions are unavailable and when, in the opinion of the Portfolio's investment adviser, the pricing mechanism and liquidity are satisfactory and the participants are responsible parties likely to meet their contractual obligations. A Portfolio's ability to engage in hedging and related option transactions may be limited by tax considerations.

   Transaction and position hedging do not eliminate fluctuations in the underlying prices of the securities which a Portfolio owns or intends to purchase or sell. They simply establish a rate of exchange which one can achieve at some future point in time. Additionally, although these techniques tend to minimize the risk of loss due to a decline in the value of the hedged currency, they tend to limit any potential gain which might result from the increase in the value of such currency.

   Currency Forward and Futures Contracts. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract as agreed by the parties, at a price set at the time of the contract. In the case of a cancelable forward contract, the holder has the unilateral right to cancel the contract at maturity by paying a specified fee. The contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades. A foreign currency futures contract is a standardized contract for the future delivery of a specified amount of a foreign currency at a future date at a price set at the time of the contract. Foreign currency futures contracts traded in the U.S. are designed by and traded on exchanges regulated by the Commodity Futures Trading Commission ("CFTC"), such as the New York Mercantile Exchange. A Portfolio would enter into foreign currency futures contracts solely for hedging or other appropriate investment purposes as defined in CFTC regulations. Open positions in forwards used for non-hedging purposes will be covered if the Portfolio earmarks liquid assets or by the segregation with the Trust's custodian of liquid assets and marked to market daily.

   Forwards will be used primarily to adjust the foreign exchange exposure of each Portfolio with a view to protecting against uncertainty in the level of future foreign exchange rates, and the Portfolios might be expected to enter into such contracts under the following circumstances:

   Lock In. When the Adviser desires to lock in the U.S. dollar price on the purchase or sale of a security denominated in a foreign currency.

   Cross Hedge. If a particular currency is expected to decrease against another currency, a Portfolio may sell the currency expected to decrease and purchase a currency which is expected to increase against the currency sold in an amount approximately equal to some or all of the Portfolio's holdings denominated in the currency sold.

   Direct Hedge. If the Adviser wants to eliminate substantially all of the risk of owning a particular currency, and/or if the Adviser thinks that a Portfolio can benefit from price appreciation in a given country's bonds but does not want to hold the currency, it may employ a direct hedge back into the U.S. dollar. In either case, a Portfolio would enter into a forward contract to sell the currency in which a portfolio security is denominated and purchase U.S. dollars at an exchange rate established at the time it initiated the contract. The cost of the direct hedge transaction may offset most, if not all, of the yield advantage offered by the foreign security, but a Portfolio would hope to benefit from an increase (if any) in value of the bond.

   Proxy Hedge. The Adviser might choose to use a proxy hedge, which may be less costly than a direct hedge. In this case, a Portfolio, having purchased a security, will sell a currency whose value is believed to be closely linked to the currency in which the security is denominated. Interest rates prevailing in the country whose currency was sold would be expected to be closer to those in the U.S. and lower than those of securities denominated in the currency of the original holding. This type of hedging entails greater risk than a direct hedge because it is dependent on a stable relationship between the two currencies paired as proxies and the relationships can be very unstable at times.

   Forward foreign currency exchange contracts differ from foreign currency futures contracts in certain respects. For example, the maturity date of a forward contract may be any fixed number of days from the date of the contract agreed upon by the parties, rather than a predetermined date in any given month. Forward contracts may be in any amounts agreed upon by the parties rather than predetermined amounts. Also, forward foreign exchange contracts are traded directly between currency traders so that no intermediary is required. A forward contract generally requires no margin or other deposit.

   At the maturity of a forward or futures contract, a Portfolio may either accept or make delivery of the currency specified in the contract, or at or prior to maturity enter into a closing transaction involving the purchase or sale of an offsetting contract. Closing transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract. Closing transactions with respect to futures contracts are effected on a commodities exchange; a clearing corporation associated with the exchange assumes responsibility for closing out such contracts.

   Positions in foreign currency futures contracts may be closed out only on an exchange or board of trade which provides a secondary market in such contracts. Although a Portfolio intends to purchase or sell foreign currency futures contracts only on exchanges or boards of trade where there appears to be an active secondary market, there can be no assurance that a secondary market on an exchange or board of trade will exist for any particular contract or at any particular time. In such event, it may not be possible to close a futures position and, in the event of adverse price movements, a Portfolio would continue to be required to make daily cash payments of variation margin.

   Foreign Currency Options. Options on foreign currencies operate similarly to options on securities, and are traded primarily in the over-the-counter market, although options on foreign currencies have recently been listed on several exchanges. Such options will be purchased or written only when a Portfolio's Adviser believes that a liquid secondary market exists for such options. There can be no assurance that a liquid secondary market will exist for a particular option at any specific time. Options on foreign currencies are affected by all of those factors which influence foreign exchange rates and investments generally.

   The value of a foreign currency option is dependent upon the value of the foreign currency and the U.S. dollar, and may have no relationship to the investment merits of a foreign security. Because foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the use of foreign currency options, investors may be disadvantaged by having to deal in an odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

   There is no systematic reporting of last sale information for foreign currencies and there is no regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Available quotation information is generally representative of very large transactions in the interbank market and thus may not reflect relatively smaller transactions (less than $1 million) where rates may be less favorable. The interbank market in foreign currencies is a global, around-the-clock market. To the extent that the U.S. options markets are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that cannot be reflected in the options markets.

   Foreign Currency Conversion. Although foreign exchange dealers do not charge a fee for currency conversion, they do realize a profit based on the difference (the "spread") between prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a Portfolio at one rate, while offering a lesser rate of exchange should a Portfolio desire to resell that currency to the dealer.

      Foreign Securities. (All Portfolios)

   A Portfolio may invest in foreign equity and debt securities or U.S. securities traded in foreign markets. In addition to securities issued by foreign companies, permissible investments may also consist of obligations of foreign branches of U.S. banks and of foreign banks, including European certificates of deposit, European time deposits, Canadian time deposits, Yankee certificates of deposit, Eurodollar bonds and Yankee bonds. A Portfolio may also invest in Canadian commercial paper and Europaper. These instruments may subject a Portfolio to additional investment risks from those related to investments in obligations of U.S. issuers. In addition, foreign branches of U.S. banks and foreign banks may be subject to less stringent reserve requirements than those applicable to domestic branches of U.S. banks.

   Foreign investments involve certain risks that are not present in domestic securities. For example, foreign securities may be subject to currency risks or to foreign government taxes which reduce their attractiveness. There may be less information publicly available about a foreign issuer than about a U.S. issuer, and a foreign issuer is not generally subject to uniform accounting, auditing and financial reporting standards and practices comparable to those in the U.S. Other risks of investing in such securities include political or economic instability in the country involved, the difficulty of predicting international trade patterns and the possibility of imposition of exchange controls. The prices of such securities may be more volatile than those of domestic securities. With respect to certain foreign countries, there is a possibility of expropriation of assets or nationalization, imposition of withholding taxes on dividend or interest payments, difficulty in obtaining and enforcing judgments against foreign entities or diplomatic developments which could affect investment in these countries. Losses and other expenses may be incurred in converting between various currencies in connection with purchases and sales of foreign securities.

   Foreign stock markets are generally not as developed or efficient as, and may be more volatile than, those in the U.S. While growing in volume, they usually have substantially less volume than U.S. markets and a Portfolio's investment securities may be less liquid and subject to more rapid and erratic price movements than securities of comparable U.S. companies. Equity securities may trade at price/earnings multiples higher than comparable U.S. securities and such levels may not be sustainable. There is generally less government supervision and regulation of foreign stock exchanges, brokers, banks and listed companies abroad than in the U.S. Moreover, settlement practices for transactions in foreign markets may differ from those in U.S. markets. Such differences may include delays beyond periods customary in the U.S. and practices, such as delivery of securities prior to receipt of payment, which increase the likelihood of a "failed settlement", which can result in losses to a Portfolio.

   The value of foreign investments and the investment income derived from them may also be affected unfavorably by changes in currency exchange control regulations. Although the Portfolios will invest only in securities denominated in foreign currencies that are fully exchangeable into U.S. dollars without legal restriction at the time of investment, there can be no assurance that currency controls will not be imposed subsequently. In addition, the value of foreign fixed income investments may fluctuate in response to changes in U.S. and foreign interest rates.

   Foreign brokerage commissions, custodial expenses and other fees are also generally higher than for securities traded in the U.S. Consequently, the overall expense ratios of international or global funds are usually somewhat higher than those of typical domestic stock funds.

   Fluctuations in exchange rates may also affect the earning power and asset value of the foreign entity issuing a security, even one denominated in U.S. dollars. Dividend and interest payments will be repatriated based on the exchange rate at the time of disbursement, and restrictions on capital flows may be imposed.

   The debt obligations of foreign governments and entities may or may not be supported by the full faith and credit of the foreign government. A Portfolio may buy securities issued by certain "supra-national" entities, which include entities designated or supported by governments to promote economic reconstruction or development, international banking organizations and related government agencies. Examples are the International Bank for Reconstruction and Development (commonly called the "World Bank"), the Asian Development Bank and the Inter-American Development Bank.

   The governmental members of these supra-national entities are "stockholders" that typically make capital contributions and may be committed to make additional capital contributions if the entity is unable to repay its borrowings. A supra-national entity's lending activities may be limited to a percentage of its total capital, reserves and net income. There can be no assurance that the constituent foreign governments will continue to be able or willing to honor their capitalization commitments for those entities. Set forth below is information regarding the percentage of each Portfolio's assets that may be invested in foreign securities.

                                         Intends to Invest No More Than the
                                          Following Percentage of its Total
 Portfolio                                  Assets in Foreign Securities
 ---------                              -------------------------------------
 Met/AIM Capital Appreciation.......... 25%

 Met/AIM Small Cap Growth.............. 25%

 Batterymarch Growth and Income........ 20%

 BlackRock High Yield.................. 10%

 BlackRock Large Cap Core.............. 10%

 Clarion Global Real Estate............ No limit

 Dreman Small Cap Value................ 10%

 Met/Franklin Income................... 25%

 Met/Franklin Mutual Shares............ 35%

 Goldman Sachs Mid Cap Value........... 25% (of net assets)

 Harris Oakmark International.......... No limit

 Janus Forty........................... No limit; however the Adviser currently intends to invest up to 25%
                                        of its assets in foreign securities.
                                        The Adviser does not consider
                                        securities of companies domiciled
                                        outside the U.S. but which conduct a
                                        majority of their business in the
                                        U.S. and whose securities are traded
                                        on a U.S. exchange to be "foreign
                                        securities."

 Lazard Mid Cap........................ 25%

 Legg Mason Partners Aggressive Growth. No limit

 Legg Mason Partners Managed Assets.... 20%

 Legg Mason Value Equity............... 25% (of net assets)

 Loomis Sayles Global Markets.......... No limit

 Lord Abbett Bond Debenture............ 20% (of net assets). The Adviser does not consider securities of companies
                                        domiciled outside the U.S. but whose
                                        principal trading market is in the
                                        U.S. to be "foreign securities."

 Lord Abbett Growth and Income......... 20%. The Adviser does not consider securities of companies domiciled
                                        outside the U.S. but whose principal
                                        trading market is in the U.S. to be
                                        "foreign securities."

                                         Intends to Invest No More Than the
                                          Following Percentage of its Total
 Portfolio                                  Assets in Foreign Securities
 ---------                              -------------------------------------
 Lord Abbett Mid Cap Value............. 10%. The Adviser does not consider securities of companies domiciled
                                        outside the U.S. but whose principal
                                        trading market is in the U.S. to be
                                        "foreign securities."

 MFS(R) Emerging Markets Equity........ No limit

 MFS(R) Research International......... 25% in emerging markets

 Oppenheimer Capital Appreciation...... 35%

 PIMCO Inflation Protected Bond........ 30%

 PIMCO Total Return.................... 30%

 Pioneer Fund.......................... 20%, no more than 5% in emerging markets

 Pioneer Strategic Income.............. 85%

 RCM Technology........................ 50%

 Rainier Large Cap Equity Portfolio.... 25%. The Adviser intends to limit its investments in foreign securities to
                                        U.S. dollar denominated securities of
                                        foreign issuers or American
                                        Depositary Receipts.

 T. Rowe Price Mid Cap Growth.......... 25%

 Met/Templeton Growth.................. No limit

 Third Avenue Small Cap Value.......... 35%. The Adviser intends to limit its investments in foreign securities to
                                        companies issuing U.S.
                                        dollar-denominated American
                                        Depositary Receipts or which, in the
                                        judgment of its Adviser, otherwise
                                        provide financial information which
                                        provides the Adviser with
                                        substantively similar financial
                                        information as Securities and
                                        Exchange Commission disclosure
                                        requirements.

 Turner Mid Cap Growth................. 10%

 Van Kampen Comstock................... 25% (of net assets)

 Van Kampen Mid Cap Growth............. 25%, including emerging markets

   Securities of companies domiciled in Canada, Puerto Rico and the Caribbean Islands, if primarily traded in the U.S. securities markets, are not considered to be foreign securities. Eurodollar bank obligations are U.S. dollar-denominated certificates of deposit and time deposits issued outside the U.S. capital markets by foreign branches of U.S. banks and by foreign banks. Yankee dollar bank obligations are U.S. dollar-denominated obligations issued in the U.S. capital markets by foreign banks.

   Eurodollar and Yankee dollar obligations are subject to the same risks that pertain to domestic issues, notably credit risk. Additionally, Eurodollar (and to a limited extent, Yankee dollar) obligations are subject to certain sovereign risks in addition to the risks of foreign investments described below.

   Emerging Market Securities. Investments in emerging market country securities involve special risks. Political and economic structures in many of such countries may be undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristic of more developed countries. Certain of such countries may have in the past failed to recognize private property rights and have at times nationalized or expropriated the assets of private companies. As a result, the risks described above, including the risks of nationalization or expropriation of assets, may be heightened. In addition, unanticipated political or social developments may affect the values of a Portfolio's investments in those countries and the availability to a Portfolio of additional investments in those countries. The small size and inexperience of the securities markets in certain of such countries and the limited volume of trading in securities in those countries may make a Portfolio's investments in such countries illiquid and more volatile than investment in more developed countries, and a Portfolio may be required to establish special custodial or other arrangements before making certain investments in those countries. There may be little financial or accounting information available with respect to issuers located in certain of such countries, and it may be difficult as a result to assess the value or prospects of an investment in such issuers.

   Transaction costs in emerging markets may be higher than in the U.S. and other developed securities markets. As legal systems in emerging markets develop, foreign investors may be adversely affected by new or amended laws and regulations or may not be able to obtain swift and equitable enforcement of existing law.

   A Portfolio may make investments denominated in emerging markets currencies. Some countries in emerging markets also may have managed currencies, which are not free floating against the U.S. dollar. In addition, emerging markets are subject to the risk of restrictions upon the free conversion of their currencies into other currencies. Any devaluations relative to the U.S. dollar in the currencies in which the Portfolio's securities are quoted would reduce the Portfolio's net asset value.

   Certain emerging markets limit, or require governmental approval prior to, investments by foreign persons. Repatriation of investment income and capital from certain emerging markets is subject to certain governmental consents. Even where there is no outright restriction on repatriation of capital, the mechanics of repatriation may affect the operation of a Portfolio.

      Forward Commitments, When-Issued and Delayed Delivery Securities (All Portfolios except Met/Franklin Mutual Shares, Legg Mason Partners Aggressive Growth and Met/Templeton Growth Portfolios)

   A Portfolio may purchase securities on a when-issued or delayed delivery basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made.

   A Portfolio may purchase securities under such conditions only with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Portfolio may be required to pay more at settlement than the security is worth. In addition, the purchaser is not entitled to any of the interest earned prior to settlement.

   Upon making a commitment to purchase a security on a when-issued, delayed delivery or forward commitment basis the Portfolio will hold liquid assets in a segregated account at the Portfolio's custodian bank worth at least the equivalent of the amount due. The liquid assets will be monitored on a daily basis and adjusted as necessary to maintain the necessary value.

   Purchases made under such conditions may involve the risk that yields secured at the time of commitment may be lower than otherwise available by the time settlement takes place, causing an unrealized loss to the Portfolio. In addition, when the Portfolio engages in such purchases, it relies on the other party to consummate the sale. If the other party fails to perform its obligations, the Portfolio may miss the opportunity to obtain a security at a favorable price or yield. Although a Portfolio will generally enter into forward commitments to purchase securities with the intention of actually acquiring the security for its portfolio (or for delivery pursuant to options contracts it has entered into), the Portfolio may dispose of a security prior to settlement if its investment adviser deems it advisable to do so. The Portfolio may realize short-term gains or losses in connection with such sales.

      High Yield/High Risk Debt Securities. (BlackRock High Yield, BlackRock Large Cap Core, Dreman Small Cap Value, Met/Franklin Income, Met/Franklin Mutual Shares, Goldman Sachs Mid Cap Value, Janus Forty, Legg Mason Partners Managed Assets, Legg Mason Value Equity, Loomis Sayles Global Markets, Lord Abbett Bond Debenture, MFS(R) Emerging Markets Equity, PIMCO Inflation Protected Bond, PIMCO Total Return, Pioneer Fund, Pioneer Strategic Income and Third Avenue Small Cap Value Portfolios)

   Certain lower rated securities purchased by a Portfolio, such as those rated Ba or B by Moody's Investors Service, Inc. ("Moody's") or BB or B by Standard & Poor's Ratings Services ("Standard & Poor's") (commonly known as junk bonds), may be subject to certain risks with respect to the issuing entity's ability to make scheduled payments of principal and interest and to greater market fluctuations. While generally providing greater income than investments in higher quality securities, lower quality fixed income securities involve greater risk of loss of principal and income, including the possibility of default or bankruptcy of the issuers of such securities, and have greater price volatility, especially during periods of economic uncertainty or change. These lower quality fixed income securities tend to be affected by economic changes and short-term corporate and industry developments to a greater extent than higher quality securities, which react primarily to fluctuations in the general level of interest rates. To the extent that a Portfolio invests in such lower quality securities, the achievement of its investment objective may be more dependent on the Adviser's own credit analysis.

   Lower quality fixed income securities are affected by the market's perception of their credit quality, especially during times of adverse publicity, and the outlook for economic growth. Economic downturns or an increase in interest rates may cause a higher incidence of default by the issuers of these securities, especially issuers that are highly leveraged. The market for these lower quality fixed income securities is generally less liquid than the market for investment grade fixed income securities. It may be more difficult to sell these lower rated securities to meet redemption requests, to respond to changes in the market, or to value accurately a Portfolio's portfolio securities for purposes of determining the Portfolio's net asset value.

   In determining suitability of investment in a particular unrated security, the Adviser takes into consideration asset and debt service coverage, the purpose of the financing, history of the issuer, existence of other rated securities of the issuer, and other relevant conditions, such as comparability to other issuers.

   Set forth below is information regarding the policies of certain Portfolios with respect to investments in high yield debt securities.

 Portfolio
 ---------
 BlackRock High Yield The high yield securities acquired by the Portfolio will generally be in the lower rating categories of the
                      major rating services (BB or lower by Standard &
                      Poor's or Ba or lower by Moody's) or will be
                      determined by the Portfolio management team to be
                      of similar quality. Split rated bonds will be considered
                      to have a higher credit rating

 Janus Forty......... Intends to invest no more than 35% of its assets in high yield debt securities

Portfolio
---------
Legg Mason Partners Managed... The Portfolio has adopted an operating policy that
                               Assets prohibits it from purchasing any securities
                               rated lower than BBB by Standard & Poor's, Baa by
                               Moody's or, if unrated by such services, are, in the
                               Adviser's opinion, of equivalent quality, if as a result
                               more than 10% of the Portfolio's assets that are
                               invested in debt securities would be invested in such
                               securities and the Portfolio does not purchase any
                               debt securities rated B or lower by either service or
                               their equivalent--for this purpose, debt securities do
                               not include convertible securities

Legg Mason Value Equity....... Intends to invest no more than 10% of its total assets in high yield debt securities

MFS(R) Emerging Markets Equity Intends to invest no more than 10% of its net assets in high yield debt securities

Pioneer Fund.................. Intends to invest no more than 5% of its total assets in high yield debt securities

Pioneer Strategic Income...... Intends to invest no more than 70% of its total assets in high yield debt securities, but not more than 20%
                               of total assets will be invested in debt securities rated
                               below CCC by Standard & Poor's or the equivalent
                               by another nationally recognized statistical rating
                               organization, or determined to be of equivalent credit
                               quality by the Adviser

      Hybrid Instruments. (Met/AIM Capital Appreciation, Met/AIM Small Cap Growth, BlackRock Large Cap Core, Met/Franklin Income, Met/Franklin Mutual Shares, Goldman Sachs Mid Cap Value, Janus Forty, Lazard Mid Cap, Legg Mason Partners Managed Assets, Legg Mason Value Equity, Loomis Sayles Global Markets, PIMCO Inflation Protected Bond, PIMCO Total Return, Pioneer Fund, Pioneer Strategic Income, RCM Technology, T. Rowe Price Mid Cap Growth and Third Avenue Small Cap Value Portfolios)

   Although there are no percentage limitations on the amount of assets that may be invested in hybrid instruments, the investment advisers to the Portfolios do not anticipate that such investments will exceed 5% (10% with respect to Pioneer Strategic Income and T. Rowe Price Mid Cap Growth Portfolios) of each Portfolio's total assets. Hybrid instruments are a form of derivative and combine the elements of futures contracts or options with those of debt, preferred equity or a depository instrument. Often these hybrid instruments are indexed to the price of a commodity, particular currency, or a domestic or foreign debt or equity securities index. Hybrid instruments may take a variety of forms, including, but not limited to, debt instruments with interest or principal payments or redemption terms determined by reference to the value of a currency or commodity or securities index at a future point in time, preferred stock with dividend rates determined by reference to the value of a currency, or convertible securities with the conversion terms related to a particular commodity. Hybrid instruments may bear interest or pay dividends at below market (or even relatively nominal) rates. Under certain conditions, the redemption value of such an instrument could be zero. Hybrid instruments can have volatile prices and limited liquidity and their use by a Portfolio may not be successful.

      Illiquid Securities. (All Portfolios except Turner Mid Cap Growth
   Portfolio)

   Each Portfolio may invest up to 15% of its net assets in illiquid securities and other securities which are not readily marketable, including non-negotiable time deposits, certain restricted securities not deemed by the Trust's Board of Trustees to be liquid and repurchase agreements with maturities longer than seven days. Securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933, which have been determined to be liquid, will not be considered by the Portfolios' investment advisers to be illiquid or not readily marketable and, therefore, are not subject to the 15% limit. The inability of a Portfolio to dispose of illiquid or not readily marketable investments readily or at a reasonable price could impair the Portfolio's ability to raise cash for redemptions or other purposes. The liquidity of securities purchased by a Portfolio which are eligible for resale pursuant to Rule 144A will be monitored by the Portfolios' investment advisers on an ongoing basis, subject to the oversight of the Trustees. In the event that such a security is deemed to be no longer liquid, a Portfolio's holdings will be reviewed to determine what action, if any, is required to ensure that the retention of such security does not result in a Portfolio having more than 15% of its assets invested in illiquid or not readily marketable securities.

      Inflation-Indexed Bonds. (BlackRock High Yield, Met/Franklin Income, Met/Franklin Mutual Shares, Janus Forty, Legg Mason Partners Managed Assets, Loomis Sayles Global Markets, PIMCO Inflation Protected Bond, PIMCO Total Return, Pioneer Strategic Income and Met/Templeton Growth Portfolios)

   Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. Two structures are common. The U.S. Treasury and some other issuers use a structure that accrues inflation into the principal value of the bond. Most other issuers pay out the Consumer Price Index accruals as part of a semiannual coupon.

   Inflation-indexed securities issued by the U.S. Treasury have maturities of five, ten or thirty years, although it is possible that securities with other maturities will be issued in the future. The U.S. Treasury securities pay interest on a semi-annual basis, equal to a fixed percentage of the inflation-adjusted principal amount. For example, if a Portfolio purchased an inflation-indexed bond with a par value of $1,000 and a 3% real rate of return coupon (payable 1.5% semi-annually), and inflation over the first six months was 1%, the mid-year par value of the bond would be $1,010 and the first semi-annual interest payment would be $15.15 ($1,010 times 1.5%). If inflation during the second half of the year resulted in the whole year's inflation equaling 3%, the end-of-year par value of the bond would be $1,030 and the second semi-annual interest payment would be $15.45 ($1,030 times 1.5%).

   If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed, and will fluctuate. The Portfolio may also invest in other inflation related bonds which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

   The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds.

   While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond's inflation measure.

   The periodic adjustment of U.S. inflation-indexed bonds is tied to the Consumer Price Index for Urban Consumers ("CPI-U"), which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. Inflation-indexed bonds issued by a foreign government are generally adjusted to reflect a comparable inflation index, calculated by that government. There can be no assurance that the CPI-U or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States.

      Interest Rate Transactions. (Met/AIM Capital Appreciation, BlackRock High Yield, Met/Franklin Income, Janus Forty, Legg Mason Partners Managed Assets, Loomis Sayles Global Markets, Oppenheimer Capital Appreciation, PIMCO Inflation Protected Bond, PIMCO Total Return and Pioneer Strategic Income Portfolios)

   Among the strategic transactions into which the Portfolios may enter are interest rate swaps and the purchase or sale of related caps and floors. A Portfolio expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations, as a duration management technique or to protect against any increase in the price of securities the Portfolio anticipates purchasing at a later date. A Portfolio intends to use these transactions as hedges and not as speculative investments and will not sell interest rate caps or floors where it does not own securities or other instruments providing the income stream the Portfolio may be obligated to pay. Interest rate swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them and an index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices. The purchase of a cap entitles the purchaser, to the extent that a specific index exceeds a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such cap. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount.

   A Portfolio will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments. Inasmuch as these swaps, caps and floors are entered into for good faith hedging purposes, the Advisers to the Portfolios and the Trust believe such obligations do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to its borrowing restrictions. A Portfolio will not enter into any swap, cap and floor transaction unless, at the time of entering into such transaction, the unsecured long-term debt of the counterparty, combined with any credit enhancements, is rated at least "A" by Standard & Poor's or Moody's or has an equivalent rating from another nationally recognized statistical rating organization ("NRSRO") or is determined to be of equivalent credit quality by the investment adviser. For a description of the NRSROs and their ratings, see the Appendix. If there is a default by the counterparty, a Portfolio may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps and floors are more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than swaps.

   With respect to swaps, a Portfolio will accrue the net amount of the excess, if any, of its obligations over its entitlements with respect to each swap on a daily basis and will segregate an amount of cash or liquid high grade securities having a value equal to the accrued excess. Caps and floors require segregation of assets with a value equal to the Portfolio's net obligations, if any.

   For purposes of applying a Portfolio's investment policies and restrictions (as stated in the Prospectus and this Statement of Additional Information) swap agreements are generally valued by the Portfolio at market value.

In the case of a credit default swap sold by a Portfolio (i.e., where the Portfolio is selling credit default protection), however, the Portfolio will generally value the swap at its notional amount. The manner in which certain securities or other instruments are valued by the Portfolio for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

      Investment Grade Corporate Debt Securities. (Met/AIM Capital Appreciation, Met/AIM Small Cap Growth, BlackRock High Yield, BlackRock Large Cap Core, Clarion Global Real Estate, Dreman Small Cap Value, Met/Franklin Income, Met/Franklin Mutual Shares, Goldman Sachs Mid Cap Value, Janus Forty, Lazard Mid Cap, Legg Mason Partners Aggressive Growth, Legg Mason Partners Managed Assets, Legg Mason Value Equity, Loomis Sayles Global Markets, Lord Abbett Bond Debenture, Lord Abbett Growth and Income, MFS(R) Emerging Markets Equity, MFS(R) Research International, Oppenheimer Capital Appreciation, PIMCO Inflation Protected Bond, PIMCO Total Return, Pioneer Fund, Pioneer Strategic Income, RCM Technology, T. Rowe Price Mid Cap Growth, Met/Templeton Growth, Third Avenue Small Cap Value, and Van Kampen Comstock Portfolios)

   Debt securities are rated by NRSROs. Securities rated BBB by Standard & Poor's or Baa by Moody's are considered investment grade securities, but are somewhat riskier than higher rated investment grade obligations because they are regarded as having only an adequate capacity to pay principal and interest, and are considered to lack outstanding investment characteristics and may be speculative. See Appendix A for a description of the various securities ratings.

      Loans and Other Direct Indebtedness. (BlackRock High Yield, Met/Franklin Income, Met/Franklin Mutual Shares, Janus Forty, Lord Abbett Bond Debenture, Loomis Sayles Global Markets, MFS(R) Emerging Markets Equity, Oppenheimer Capital Appreciation, PIMCO Inflation Protected Bond, PIMCO Total Return, Pioneer Fund, Pioneer Strategic Income, T. Rowe Price Mid Cap Growth and Met/Templeton Growth Portfolios)

   By purchasing a loan, a Portfolio acquires some or all of the interest of a bank or other lending institution in a loan to a corporate borrower. Many such loans are secured, and most impose restrictive covenants which must be met by the borrower. These loans are made generally to finance internal growth, mergers, acquisitions, stock repurchases, leveraged buy-outs and other corporate activities. Such loans may be in default at the time of purchase. A Portfolio may also purchase trade or other claims against companies, which generally represent money owed by the company to a supplier of goods or services. These claims may also be purchased at a time when the company is in default. Certain of the loans acquired by a Portfolio may involve revolving credit facilities or other standby financing commitments which obligate the Portfolio to pay additional cash on a certain date or on demand.

   The highly leveraged nature of many such loans may make such loans especially vulnerable to adverse changes in economic or market conditions. Loans and other direct investments may not be in the form of securities or may be subject to restrictions on transfer, and only limited opportunities may exist to resell such instruments. As a result, a Portfolio may be unable to sell such investments at an opportune time or may have to resell them at less than fair market value.

      Money Market Securities. (All Portfolios)

   Money market securities in which the Portfolios may invest include U.S. government securities, U.S. dollar denominated instruments (such as bankers' acceptances, commercial paper, domestic or Yankee certificates of deposit and Eurodollar obligations) issued or guaranteed by bank holding companies in the U.S., their subsidiaries and their foreign branches. These bank obligations may be general obligations of the parent bank holding company or may be limited to the issuing entity by the terms of the specific obligation or by government regulation.

   Other money market securities in which a Portfolio may invest also include certain variable and floating rate instruments and participations in corporate loans to corporations in whose commercial paper or other short-term obligations a Portfolio may invest. Because the bank issuing the participations does not guarantee them in any way, they are subject to the credit risks generally associated with the underlying corporate borrower. To the extent that a Portfolio may be regarded as a creditor of the issuing bank (rather than of the underlying corporate borrower under the terms of the loan participation), the Portfolio may also be subject to credit risks associated with the issuing bank. The secondary market, if any, for these loan participations is extremely limited and any such participations purchased by a Portfolio will be regarded as illiquid.

   A Portfolio may also invest in bonds and notes with remaining maturities of thirteen months or less, variable rate notes and variable amount master demand notes. A variable amount master demand note differs from ordinary commercial paper in that it is issued pursuant to a written agreement between the issuer and the holder, its amount may be increased from time to time by the holder (subject to an agreed maximum) or decreased by the holder or the issuer, it is payable on demand, the rate of interest payable on it varies with an agreed formula and it is typically not rated by a rating agency. Transfer of such notes is usually restricted by the issuer, and there is no secondary trading market for them. Any variable amount master demand note purchased by a Portfolio will be regarded as an illiquid security.

   Generally, the Portfolios will invest only in high quality money market instruments, i.e., securities which have been assigned the highest quality ratings by NRSROs such as "A-1" by Standard & Poor's or "Prime-1" by Moody's, or if not rated, determined to be of comparable quality by the Portfolio's investment adviser.

   The following Portfolios may invest in money market instruments rated A-3 by Standard & Poor's and Prime-3 by Moody's.

    .  Dreman Small Cap

    .  Harris Oakmark International

    .  Janus Forty

    .  Legg Mason Partners Aggressive Growth

    .  Loomis Sayles Global Markets

    .  Lord Abbett Bond Debenture

    .  Lord Abbett Growth and Income

    .  Lord Abbett Mid Cap Value

    .  PIMCO Inflation Protected Bond Portfolio

    .  PIMCO Total Return

    . Goldman Sachs Mid Cap Value Portfolio may invest in money market instruments rated A-2 by Standard & Poor's and Prime-2 by Moody's.

    . Pioneer Fund and Pioneer Strategic Income may also invest in these instruments if they are rated below investment grade in accordance with their investment objective, policies and restrictions

   Met/Franklin Income generally will only invest in money market instruments that have been assigned at least a "Caa" by Moody's or a "CCC" by Standard & Poor's, or if not rated, determined to be of comparable quality by the Portfolio's investment adviser.

      Mortgage-Backed Securities. (Met/AIM Capital Appreciation, Met/AIM Small Cap Growth, BlackRock High Yield, Met/Franklin Income, Met/Franklin Mutual Shares, Goldman Sachs Mid Cap Value, Janus Forty, Lazard Mid Cap, Legg Mason Partners Managed Assets, Legg Mason Value Equity, Loomis Sayles Global Markets, Lord Abbett Bond Debenture, MFS(R) Research International, PIMCO Inflation Protected Bond, PIMCO Total Return, Pioneer Fund, Pioneer Strategic Income, T. Rowe Price Mid Cap Growth and Third Avenue Small Cap Value Portfolios)

   A mortgage-backed security may be an obligation of the issuer backed by a mortgage or pool of mortgages or a direct interest in an underlying pool of mortgages. Certain Portfolios may invest in CMOs and stripped mortgage-backed securities that represent a participation in, or are secured by, mortgage loans. Some mortgage-backed securities, such as CMOs, make payments of both principal and interest at a variety of intervals; others make semi-annual interest payments at a predetermined rate and repay principal at maturity (like a typical bond). Mortgage-backed securities are based on different types of mortgages including those on commercial real estate or residential properties.

   CMOs may be issued by a U.S. government agency or instrumentality or by a private issuer. Although payment of the principal of, and interest on, the underlying collateral securing privately issued CMOs may be guaranteed by the U.S. government or its agencies or instrumentalities, these CMOs represent obligations solely of the private issuer and are not insured or guaranteed by the U.S. government, its agencies or instrumentalities or any other person or entity. Prepayments could cause early retirement of CMOs. CMOs are designed to reduce the risk of prepayment for investors by issuing multiple classes of securities (or "tranches"), each having different maturities, interest rates and payment schedules, and with the principal and interest on the underlying mortgages allocated among the several classes in various ways. Payment of interest or principal on some classes or series of CMOs may be subject to contingencies or some classes or series may bear some or all of the risk of default on the underlying mortgages. CMOs of different classes or series are generally retired in sequence as the underlying mortgage loans in the mortgage pool are repaid. If enough mortgages are repaid ahead of schedule, the classes or series of a CMO with the earliest maturities generally will be retired prior to their maturities. Thus, the early retirement of particular classes or series of a CMO held by a Portfolio would have the same effect as the prepayment of mortgages underlying other mortgage-backed securities. Conversely, slower than anticipated prepayments can extend the effective maturities of CMOs subjecting them to a greater risk of decline in market value in response to rising interest rates than traditional debt securities, and, therefore, potentially increasing the volatility of a Portfolio that invests in CMOs.

   The value of mortgage-backed securities may change due to shifts in the market's perception of issuers. In addition, regulatory or tax changes may adversely affect the mortgage securities market as a whole. Non-government mortgage-backed securities may offer higher yields than those issued by government entities, but also may be subject to greater price changes than government issues. Mortgage-backed securities have yield and maturity characteristics corresponding to the underlying assets. Unlike traditional debt securities, which may pay a fixed rate of interest until maturity, when the entire principal amount comes due, payments on certain mortgage-backed securities include both interest and a partial repayment of principal. Besides the scheduled repayment of principal, repayments of principal may result from the voluntary prepayment, refinancing, or foreclosure of the underlying mortgage loans.

   Mortgage-backed securities are subject to prepayment risk. Prepayment, which occurs when unscheduled or early payments are made on the underlying mortgages, may shorten the effective maturities of these securities and may lower their returns. If property owners make unscheduled prepayments of their mortgage loans, these prepayments will result in early payment of the applicable mortgage-related securities. In that event, the Portfolios, may be unable to invest the proceeds from the early payment of the mortgage-related securities in an investment that provides as high a yield as the mortgage-related securities. Consequently, early payment associated with mortgage-related securities may cause these securities to experience significantly greater price and yield volatility than that experienced by traditional fixed income securities. The occurrence of mortgage prepayments is affected by factors including the level of interest rates, general economic conditions, the location and age of the mortgage and other social and demographic conditions. During periods of falling interest rates, the rate of mortgage prepayments tends to increase, thereby tending to decrease the life of mortgage-related securities. During periods of rising interest rates, the rate of mortgage prepayments usually decreases, thereby tending to increase the life of mortgage-related securities. If the life of a mortgage-related security is inaccurately predicted, a Portfolio may not be able to realize the rate of return it expected.

   Mortgage-backed securities are less effective than other types of securities as a means of "locking in" attractive long-term interest rates. One reason is the need to reinvest prepayments of principal; another is the possibility of significant unscheduled prepayments resulting from declines in interest rates. Prepayments may cause losses on securities purchased at a premium. At times, some of the mortgage-backed securities in which a Portfolio may invest will have higher than market interest rates and, therefore, will be purchased at a premium above their par value. Unscheduled prepayments, which are made at par, will cause a Portfolio to experience a loss equal to any unamortized premium.

   Stripped mortgage-backed securities are created when a U.S. government agency or a financial institution separates the interest and principal components of a mortgage-backed security and sells them as individual securities. The securities may be issued by agencies or instrumentalities of the U.S. government and private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing. Stripped mortgage-backed securities are usually structured with two classes that receive different portions of the interest and principal distributions on a pool of mortgage loans. The holder of the "principal-only" security ("PO") receives the principal payments made by the underlying mortgage-backed security while the holder of the "interest-only" security ("IO") receives interest payments from the same underlying security. The Portfolios may invest in both the IO class and the PO class. The prices of stripped mortgage-backed securities may be particularly affected by changes in interest rates. The yield to maturity on an IO class of stripped mortgage-backed securities is extremely sensitive not only to changes in prevailing interest rates but also to the rate of the principal payments (including prepayments) on the underlying assets. As interest rates fall, prepayment rates tend to increase, which tends to reduce prices of IOs and increase prices of POs. Rising interest rates can have the opposite effect.

   Prepayments may also result in losses on stripped mortgage-backed securities. A rapid rate of principal prepayments may have a measurable adverse effect on a Portfolio's yield to maturity to the extent it invests in IOs. If the assets underlying the IO experience greater than anticipated prepayments of principal, a Portfolio may fail to recoup fully its initial investments in these securities. Conversely, POs tend to increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The secondary market for stripped mortgage-backed securities may be more volatile and less liquid than that for other mortgage-backed securities, potentially limiting the Portfolios' ability to buy and sell those securities at any particular time.

   In the case of privately issued mortgage-related securities, the Trust takes the position that such instruments do not represent interests in any particular industry or group of industries.

      Municipal Fixed Income Securities. (BlackRock High Yield, Met/Franklin Income, Legg Mason Partners Managed Assets, Loomis Sayles Global Markets, PIMCO Inflation Protected Bond, PIMCO Total Return, Pioneer Fund and Pioneer Strategic Income Portfolios)

   A Portfolio may invest in municipal bonds of any state, territory or possession of the U.S., including the District of Columbia. The Portfolio may also invest in municipal bonds of any political subdivision, agency or instrumentality (e.g., counties, cities, towns, villages, districts, authorities) of the U.S. or its possessions. Municipal bonds are debt instruments issued by or for a state or local government to support its general financial needs or to pay for special projects such as airports, bridges, highways, public transit, schools, hospitals, housing and water and sewer works including residual interest bonds. Interest payments received by holders of these securities are generally tax-free. Municipal bonds may also be issued to refinance public debt.

   Municipal bonds are mainly divided between "general obligation" and "revenue" bonds. General obligation bonds are backed by the full faith and credit of governmental issuers with the power to tax. They are repaid from the issuer's general revenues. Payment, however, may be dependent upon legislative approval and may be subject to limitations on the issuer's taxing power. Enforcement of payments due under general obligation bonds varies according to the law applicable to the issuer. In contrast, revenue bonds are supported only by the revenues generated by the project or facility.

   A Portfolio may also invest in industrial development bonds. Such bonds are usually revenue bonds issued to pay for facilities with a public purpose operated by private corporations. The credit quality of industrial development bonds is usually directly related to the credit standing of the owner or user of the facilities. To qualify as a municipal bond, the interest paid on an industrial development bond must qualify as fully exempt from federal income tax. However, the interest paid on an industrial development bond may be subject to the federal alternative minimum tax.

   The yields on municipal bonds depend on such factors as market conditions, the financial condition of the issuer and the issue's size, maturity date and rating. Municipal bonds are rated by Standard & Poor's, Moody's and Fitch Investor Services, Inc. Such ratings, however, are opinions, not absolute standards of quality. Municipal bonds with the same maturity, interest rates and rating may have different yields, while municipal bonds with the same maturity and interest rate, but different ratings, may have the same yield. Once purchased by the Portfolio, a municipal bond may cease to be rated or receive a new rating below the minimum required for purchase by the Portfolio. Neither event would require the Portfolio to sell the bond, but the Portfolio's investment adviser would consider such events in determining whether the Portfolio should continue to hold it.

   The ability of the Portfolio to achieve its investment objective depends upon the continuing ability of the issuers of municipal bonds to pay interest and principal when due. Municipal bonds are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors. Such laws extend the time for payment of principal and/or interest, and may otherwise restrict the Portfolio's ability to enforce its rights in the event of default. Since there is generally less information available on the financial condition of municipal bond issuers compared to other domestic issuers of securities, the Portfolio's investment adviser may lack sufficient knowledge of an issue's weaknesses. Other influences, such as litigation, may also materially affect the ability of an issuer to pay principal and interest when due. In addition, the market for municipal bonds is often thin and can be temporarily affected by large purchases and sales, including those by the Portfolio.

   From time to time, Congress has considered restricting or eliminating the federal income tax exemption for interest on municipal bonds. Such actions could materially affect the availability of municipal bonds and the value of those already owned by the Portfolio. If such legislation were passed, the Trust's Board of Trustees may recommend changes in the Portfolio's investment objectives and policies.

      Options and Futures Strategies. (All Portfolios)

   A Portfolio may seek to increase the current return on its investments by writing covered call or covered put options. In addition, a Portfolio may at times seek to hedge against either a decline in the value of its portfolio securities or an increase in the price of securities which its Adviser plans to purchase through the writing and purchase of options including options on stock indices and the purchase and sale of futures contracts and related options. Expenses and losses incurred as a result of such hedging strategies will reduce a Portfolio's current return.

   The Advisers to the following Portfolios do not presently intend to utilize options or futures contracts and related options but may do so in the future.

    .  Harris Oakmark International

    .  Legg Mason Partners Aggressive Growth

    .  Lord Abbett Bond Debenture

    .  Lord Abbett Growth and Income

    .  Lord Abbett Mid Cap Value

   The ability of a Portfolio to engage in the options and futures strategies described below will depend on the availability of liquid markets in such instruments. Markets in options and futures with respect to stock indices and U.S. government securities are relatively new and still developing. It is impossible to predict the amount of trading interest that may exist in various types of options or futures. Therefore no assurance can be given that a Portfolio will be able to utilize these instruments effectively for the purposes stated below.

   Writing Covered Options on Securities. A Portfolio may write covered call options and covered put options on optionable securities of the types in which it is permitted to invest from time to time as its investment adviser determines is appropriate in seeking to attain the Portfolio's investment objective. Call options written by a Portfolio give the holder the right to buy the underlying security from the Portfolio at a stated exercise price; put options give the holder the right to sell the underlying security to the Portfolio at a stated price.

   A Portfolio may only write call options on a covered basis or for cross-hedging purposes and will only write covered put options. A put option would be considered "covered" if the Portfolio owns an option to sell the underlying security subject to the option having an exercise price equal to or greater than the exercise price of the "covered" option at all times while the put option is outstanding. A call option is covered if the Portfolio owns or has the right to acquire the underlying securities subject to the call option (or comparable securities satisfying the cover requirements of securities exchanges) at all times during the option period. A call option is for cross-hedging purposes if it is not covered, but is designed to provide a hedge against another security which the Portfolio owns or has the right to acquire. In the case of a call written for cross-hedging purposes or a put option, the Portfolio will maintain in a segregated account at the Trust's custodian bank or earmark liquid assets with a value equal to or greater than the Portfolio's obligation under the option. A written call option is also covered if the Portfolio maintains in a segregated bank account at the Trust's custodian bank or earmarks liquid assets with the value equal to or greater than the Portfolio's obligation under the option. A Portfolio may also write combinations of covered puts and covered calls on the same underlying security.

   A Portfolio will receive a premium from writing an option, which increases the Portfolio's return in the event the option expires unexercised or is terminated at a profit. The amount of the premium will reflect, among other things, the relationship of the market price of the underlying security to the exercise price of the option, the term of the option, and the volatility of the market price of the underlying security. By writing a call option, a Portfolio will limit its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option. By writing a put option, a Portfolio will assume the risk that it may be required to purchase the underlying security for an exercise price higher than its then current market price, resulting in a potential capital loss if the purchase price exceeds the market price plus the amount of the premium received.

   A Portfolio may terminate an option which it has written prior to its expiration by entering into a closing purchase transaction in which it purchases an option having the same terms as the option written. The Portfolio will realize a profit (or loss) from such transaction if the cost of such transaction is less (or more) than the premium received from the writing of the option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option may be offset in whole or in part by unrealized appreciation of the underlying security owned by the Portfolio.

   Purchasing Put and Call Options on Securities. A Portfolio may purchase put options to protect its portfolio holdings in an underlying security against a decline in market value. This protection is provided during the life of the put option since the Portfolio, as holder of the put, is able to sell the underlying security at the exercise price regardless of any decline in the underlying security's market price. For the purchase of a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs. By using put options in this manner, any profit which the Portfolio might otherwise have realized on the underlying security will be reduced by the premium paid for the put option and by transaction costs.

   A Portfolio may also purchase a call option to hedge against an increase in price of a security that it intends to purchase. This protection is provided during the life of the call option since the Portfolio, as holder of the call, is able to buy the underlying security at the exercise price regardless of any increase in the underlying security's market price. For the purchase of a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs. By using call options in this manner, any profit which the Portfolio might have realized had it bought the underlying security at the time it purchased the call option will be reduced by the premium paid for the call option and by transaction costs.

   Except for the following Portfolios, no Portfolio intends to purchase put or call options if, as a result of any such transaction, the aggregate cost of options held by the Portfolio at the time of such transaction would exceed 5% of its total assets.

    . Met/AIM Capital Appreciation Portfolio--no specific limitation (but not for speculative purposes)

    . Dreman Small Cap (but not if, as a result of any such transaction, the aggregate cost of options held by the Portfolio at the time of such transaction would exceed 10% of its total assets)

    .  Goldman Sachs Mid Cap Value--no specific limitation

    . Janus Forty (but not if, as a result of any such transaction, the aggregate cost of options held by the Portfolio at the time of such transaction would exceed 10% of its total assets)

    .  Loomis Sayles Global Markets--no specific limitation

    .  PIMCO Inflation Protected Bond--no specific limitation

    .  PIMCO Total Return--no specific limitation

    . Pioneer Fund (although no specific limitation on investing in derivatives, the Portfolio does not use derivatives as a primary investment technique and generally limits their use to hedging)

    . Pioneer Strategic Income (although no specific limitation on investing in derivatives, the Portfolio does not use derivatives as a primary investment technique and generally limits their use to hedging)

    .  RCM Technology--no specific limitation

   The Met/AIM Capital Appreciation and Met/AIM Small Cap Growth Portfolios will not write (sell) options if, immediately after such sale, the aggregate value of securities or obligations underlying the outstanding options exceeds 20% of the Portfolios' total assets.

   Purchase and Sale of Options and Futures on Stock Indices. A Portfolio may purchase and sell options on stock indices and stock index futures contracts either as a hedge against movements in the equity markets or for other investment purposes.

   Options on stock indices are similar to options on specific securities except that, rather than the right to take or make delivery of the specific security at a specific price, an option on a stock index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of that stock index is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. This amount of cash is equal to such difference between the closing price of the index and the exercise price of the option expressed in dollars times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. Unlike options on specific securities, all settlements of options on stock indices are in cash and gain or loss depends on general movements in the stocks included in the index rather than price movements in particular stocks. Currently options traded include the Standard & Poor's 500 Composite Stock Price Index, the NYSE Composite Index, the AMEX Market Value Index, the NASDAQ 100 Index, the Nikkei 225 Stock Average Index, the Financial Times Stock Exchange 100 Index and other standard broadly based stock market indices. Options are also traded in certain industry or market segment indices such as the Pharmaceutical Index.

   A stock index futures contract is an agreement in which one party agrees to deliver to the other an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of securities is made.

   If a Portfolio's Adviser expects general stock market prices to rise, it might purchase a call option on a stock index or a futures contract on that index as a hedge against an increase in prices of particular equity securities it wants ultimately to buy for the Portfolio. If in fact the stock index does rise, the price of the particular equity securities intended to be purchased may also increase, but that increase would be offset in part by the increase in the value of the Portfolio's index option or futures contract resulting from the increase in the index. If, on the other hand, the Portfolio's Adviser expects general stock market prices to decline, it might purchase a put option or sell a futures contract on the index. If that index does in fact decline, the value of some or all of the equity securities held by the Portfolio may also be expected to decline, but that decrease would be offset in part by the increase in the value of the Portfolio's position in such put option or futures contract.

   Purchase and Sale of Interest Rate Futures A Portfolio may purchase and sell interest rate futures contracts on fixed income securities or indices of such securities, including municipal indices and any other indices of fixed income securities that may become available for trading either for the purpose of hedging its portfolio securities against the adverse effects of anticipated movements in interest rates or for other investment purposes.

   A Portfolio may sell interest rate futures contracts in anticipation of an increase in the general level of interest rates. Generally, as interest rates rise, the market value of the securities held by a Portfolio will fall, thus reducing the net asset value of the Portfolio. This interest rate risk can be reduced without employing futures as a hedge by selling such securities and either reinvesting the proceeds in securities with shorter maturities or by holding assets in cash. However, this strategy entails increased transaction costs in the form of dealer spreads and brokerage commissions and would typically reduce the Portfolio's average yield as a result of the shortening of maturities.

   The sale of interest rate futures contracts provides a means of hedging against rising interest rates. As rates increase, the value of a Portfolio's short position in the futures contracts will also tend to increase thus offsetting all or a portion of the depreciation in the market value of the Portfolio's investments that are being hedged. While the Portfolio will incur commission expenses in selling and closing out futures positions (which is done by taking an opposite position in the futures contract), commissions on futures transactions are lower than transaction costs incurred in the purchase and sale of portfolio securities.

   A Portfolio may purchase interest rate futures contracts in anticipation of a decline in interest rates when it is not fully invested. As such purchases are made, it is expected that an equivalent amount of futures contracts will be closed out.

   A Portfolio will enter into futures contracts which are traded on national or foreign futures exchanges, and are standardized as to maturity date and the underlying financial instrument. Futures exchanges and trading in the U.S. are regulated under the Commodity Exchange Act by the CFTC. Futures are traded in London at the London International Financial Futures Exchange, in Paris at the MATIF, and in Tokyo at the Tokyo Stock Exchange.

   With respect to futures contracts that are not legally required to "cash settle," a Portfolio may cover the open position by setting aside or earmarking liquid assets in an amount equal to the market value of the futures contract. With respect to futures that are required to "cash settle," however, a Portfolio is permitted to set aside or earmark liquid assets in an amount equal to the Portfolio's daily marked to market (net) obligation, if any, (in other words, the Portfolio's daily net liability, if any) rather than the market value of the futures contract. By setting aside assets equal to only its net obligation under cash-settled futures, a Portfolio will have the ability to employ leverage to a greater extent than if the Portfolio were required to segregate assets equal to the full market value of the futures contract.

   Options on Futures Contracts A Portfolio may purchase and write call and put options on stock index and interest rate futures contracts. A Portfolio may use such options on futures contracts in connection with its hedging strategies in lieu of purchasing and writing options directly on the underlying securities or stock indices or purchasing or selling the underlying futures. For example, a Portfolio may purchase put options or write call options on stock index futures or interest rate futures, rather than selling futures contracts, in anticipation of a decline in general stock market prices or rise in interest rates, respectively, or purchase call options or write put options on stock index or interest rate futures, rather than purchasing such futures, to hedge against possible increases in the price of equity securities or debt securities, respectively, which the Portfolio intends to purchase.

   In connection with transactions in stock index options, stock index futures, interest rate futures and related options on such futures, a Portfolio will be required to deposit as "initial margin" an amount of cash and short-term U.S. government securities. The current initial margin requirements per contract ranges from approximately 2% to 10% of the contract amount. Thereafter, subsequent payments (referred to as "variation margin") are made to and from the broker to reflect changes in the value of the futures contract. Brokers may establish deposit requirements higher than exchange minimums.


   Risks of Options and Futures Strategies. The effective use of options and futures strategies depends, among other things, on a Portfolio's ability to terminate options and futures positions at times when its investment adviser deems it desirable to do so. Although a Portfolio will not enter into an option or futures position unless its Adviser believes that a liquid market exists for such option or future, there can be no assurance that a Portfolio will be able to effect closing transactions at any particular time or at an acceptable price. The Advisers generally expect that options and futures transactions for the Portfolios will be conducted on recognized exchanges. However, a Portfolio may also purchase and sell options in the over-the-counter market. The staff of the Securities and Exchange Commission considers over-the-counter options to be illiquid. A Portfolio's ability to terminate option positions established in the over-the-counter market may be more limited than in the case of exchange traded options and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Portfolio.


   The use of options and futures involves the risk of imperfect correlation between movements in options and futures prices and movements in the price of the securities that are the subject of the hedge. The successful use of these strategies also depends on the ability of a Portfolio's Adviser to forecast correctly interest rate movements and general stock market price movements. This risk increases as the composition of the securities held by the Portfolio diverges from the composition of the relevant option or futures contract.

      Other Investment Companies. (All Portfolios except Met/Templeton Growth and Turner Mid Cap Growth Portfolios)

   Except as provided below, in connection with its investments in accordance with the various investment disciplines, a Portfolio may invest up to 10% of its total assets in shares of other investment companies (including exchange-traded funds such as Standard & Poor's Depository Receipts ("SPDRs") and iShares/SM/ as defined below) but may neither invest more than 5% of its total assets in any one investment company nor acquire more than 3% of the voting securities of such other investment company. A Portfolio will indirectly bear its proportionate share of any management fees and other expenses paid by investment companies in which it invests in addition to the management fees (and other expenses) paid by the Portfolio. Because of restrictions on direct investment by U.S. entities in certain countries, other investment companies may provide the most practical or only way for a Portfolio to invest in certain markets. Such investments may involve the payment of substantial premiums above the net asset value of those investment companies' portfolio securities. A Portfolio also may incur tax liability to the extent it invests in the stock of a foreign issuer that is a "passive foreign investment company" regardless of whether such "passive foreign investment company" makes distributions to the Portfolio. Each Portfolio does not intend to invest in other investment companies unless, in the Adviser's judgment, the potential benefits exceed associated costs.

   Exchange-traded funds are shares of unaffiliated investment companies issuing shares which are traded like traditional equity securities on a national stock exchange or the National Association of Securities Dealers Automated Quotations System ("NASDAQ") National Market System. SPDRs are interests in a unit investment trust ("UIT") that may be obtained from the UIT or purchased in the secondary market (SPDRs are listed on the American Stock Exchange). The UIT was established to accumulate and hold a portfolio of common stocks that is intended to track the price performance and dividend yield of the Standard & Poor's 500 Composite Stock

Price Index (the "S&P 500"). The UIT is sponsored by a subsidiary of the AMEX. SPDRs may be used for several reasons, including, but not limited to, facilitating the handling of cash flows or trading or reducing transaction costs. The price movement of SPDRs may not perfectly parallel the price activity of the S&P 500. The UIT will issue SPDRs in aggregations known as "Creation Units" in exchange for a "Portfolio Deposit" consisting of (i) a portfolio of securities substantially similar to the component securities ("Index Securities") of the S&P 500, (ii) a cash payment equal to a pro rata portion of the dividends accrued on the UIT's portfolio securities since the last dividend payment by the UIT, a net of expenses and liabilities, and
(iii) a cash payment or credit ("Balancing Amount") designed to equalize the net asset value of the S&P Index and the net asset value of Portfolio Deposit.

   SPDRs are not individually redeemable, except upon termination of the UIT. To redeem, an investor must accumulate enough SPDRs to reconstitute a Creation Unit. The liquidity of small holdings of SPDRs, therefore, will depend upon the existence of a secondary market. Upon redemption of a Creation Unit, an investor will receive Index Securities and cash identical to the Portfolio Deposit required of an investor wishing to purchase a Creation Unit that day.

   The price of SPDRs is derived from and based upon the securities held by the UIT. Accordingly, the level of risk involved in the purchase or sale of a SPDR is similar to the risk involved in the purchase or sale of traditional common stock, with the exception that the pricing mechanism for SPDRs is based on a basket of stocks. Disruptions in the markets for the securities underlying SPDRs purchased or sold by the Portfolios could result in losses on SPDRs.

   A Portfolio may, subject to the limitations stated above, invest in iShares/SM/ and similar securities that invest in securities included in specified indices, including the MSCI indices for various countries and regions. iShares/SM/ are listed on the AMEX and were initially offered to the public in 1996. The market prices of iShares/SM/ are expected to fluctuate in accordance with both changes in the net asset values ("NAV") of their underlying indices and supply and demand of iShares/SM/ on the AMEX. However, iShares/SM/ have a limited operating history and information is lacking regarding the actual performance and trading liquidity of iShares/SM/ for extended periods or over complete market cycles. In addition, there is no assurance that the requirements of the AMEX necessary to maintain the listing of iShares/SM/ will continue to be met or will remain unchanged. In the event substantial market or other disruptions affecting iShares/SM/ should occur in the future, the liquidity and value of a Portfolio's shares could also be substantially and adversely affected. If such disruptions were to occur, a Portfolio could be required to reconsider the use of iShares/SM/ as part of its investment strategy.

   Each Allocation Portfolio invests substantially all of its assets in the securities of other investment companies.

Portfolio Turnover

   While it is impossible to predict portfolio turnover rates, the Advisers to the Portfolios do not anticipate the turnover rate to exceed 100%, except as follows.

              Turnover Rate               Portfolio
              ------------- -------------------------------------
               Over 100%... PIMCO Inflation Protected Bond and
                            PIMCO Total Return

               Under 150%.. Legg Mason Partners Managed Assets
                            (equity portion)

               Under 200%.. Batterymarch Growth and Income, Legg
                            Mason Partners Managed Assets, Turner
                            Mid Cap Growth and Van Kampen Mid Cap
                            Growth

               Under 300%.. RCM Technology

   Preferred Stocks (All Portfolios except Legg Mason Partners Aggressive Growth and Turner Mid Cap Growth Portfolios)

   A Portfolio may purchase preferred stock. Preferred stock, unlike common stock, has a stated dividend rate payable from the corporation's earnings. Preferred stock dividends may be cumulative or non-cumulative, participating, or auction rate. "Cumulative" dividend provisions require all or a portion of prior unpaid dividends to be paid.

   If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as call/redemption provisions prior to maturity, which can be a negative feature when interest rates decline. Preferred stock also generally has a preference over common stock on the distribution of a corporation's assets in the event of liquidation of the corporation. Preferred stock may be "participating" stock, which means that it may be entitled to a dividend exceeding the stated dividend in certain cases. The rights of preferred stock on distribution of a corporation's assets in the event of a liquidation are generally subordinate to the rights associated with a corporation's debt securities.

      Real Estate Investment Trusts. (All Portfolios except BlackRock High Yield, Harris Oakmark International, Legg Mason Partners Aggressive Growth and Van Kampen Comstock Portfolios)

   Except as set forth below, a Portfolio may invest up to 5% of its net assets in investments related to real estate, including real estate investment trusts ("REITs").

   The following Portfolios may invest up to 10% of their total assets in REITs.

    .  Met/Franklin Income

    .  T. Rowe Price Mid Cap Growth

    .  Van Kampen Comstock

    .  Van Kampen Mid Cap Growth

   The following Portfolios may invest up to 15% of their total assets in REITs.

    .  Met/AIM Small Cap Growth

    .  Dreman Small Cap Value

    .  Met/Franklin Mutual Shares

    .  Lazard Mid Cap

    .  Legg Mason Value Equity

    .  Loomis Sayles Global Markets

    .  Oppenheimer Capital Appreciation

   The following Portfolio may invest up to 20% of its net assets in REITs.

    .  Pioneer Fund

   The following Portfolios may invest in REITs without limit.

    .  Clarion Global Real Estate

    .  Goldman Sachs Mid Cap Value

    .  PIMCO Inflation Protected Bond

    .  PIMCO Total Return

    .  Pioneer Strategic Income

   Risks associated with investments in securities of companies in the real estate industry include: decline in the value of real estate; risks related to general and local economic conditions; overbuilding and increased competition; increases in property taxes and operating expenses; changes in zoning laws; casualty or condemnation losses; variations in rental income; changes in neighborhood values; the appeal of properties to tenants; and increases in interest rates. In addition, equity REITs may be affected by changes in the values of the underlying property owned by the trusts, while mortgage real estate investment trusts may be affected by the quality of credit extended. REITs are dependent upon management skills, may not be diversified and are subject to the risks of financing projects. Such REITs are also subject to heavy cash flow dependency, defaults by borrowers, self liquidation and the possibility of failing to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended (the "Code") and to maintain exemption from the 1940 Act. In the event an issuer of debt securities collateralized by real estate defaults, it is conceivable that the REITs could end up holding the underlying real estate.

      Repurchase Agreements. (All Portfolios except Met/Templeton Growth Portfolio)

   Each of the Portfolios may enter into repurchase agreements with a bank, broker-dealer, or other financial institution but no Portfolio may invest more than 15% of its net assets in illiquid securities, including repurchase agreements having maturities of greater than seven days. A Portfolio may enter into repurchase agreements, provided the Trust's custodian always has possession of securities serving as collateral whose market value at least equals the amount of the repurchase obligation. To minimize the risk of loss a Portfolio will enter into repurchase agreements only with financial institutions which are considered by its investment adviser to be creditworthy. If an institution enters an insolvency proceeding, the resulting delay in liquidation of the securities serving as collateral could cause a Portfolio some loss, as well as legal expense, if the value of the securities declines prior to liquidation.

      Reverse Repurchase Agreements. (All Portfolios except BlackRock Large Cap Core, Clarion Global Real Estate, Met/Franklin Income, Met/Franklin Mutual Shares, Goldman Sachs Mid Cap Value, Harris Oakmark International, MFS(R) Emerging Markets Equity, MFS(R) Research International, Rainier Large Cap Equity, T. Rowe Price Mid Cap Growth, Turner Mid Cap Growth, Met/Templeton Growth and Van Kampen Comstock Portfolios)

   A Portfolio may enter into reverse repurchase agreements with brokers, dealers, domestic and foreign banks or other financial institutions. In a reverse repurchase agreement, the Portfolio sells a security and agrees to repurchase it at a mutually agreed upon date and price, reflecting the interest rate effective for the term of the agreement. It may also be viewed as the borrowing of money by the Portfolio. The Portfolio's investment of the proceeds of a reverse repurchase agreement is the speculative factor known as leverage. Leverage may cause any gains or losses of the Portfolio to be magnified. The Portfolio may enter into a reverse repurchase agreement only if the interest income from investment of the proceeds is greater than the interest expense of the transaction and the proceeds are invested for a period no longer than the term of the agreement. At the time a Portfolio enters into a reverse repurchase agreement, it will earmark, or establish and maintain a segregated account with an approved custodian containing, cash or other liquid securities having a value not less than the repurchase price (including accrued interest). If interest rates rise during a reverse repurchase agreement, it may adversely affect the Portfolio's net asset value. Reverse repurchase agreements are considered to be borrowings under the 1940 Act.

   The assets contained in the segregated account will be marked-to-market daily and additional assets will be placed in such account on any day in which the assets fall below the repurchase price (plus accrued interest). A Portfolio's liquidity and ability to manage its assets might be affected when it sets aside cash or portfolio securities to cover such commitments. Reverse repurchase agreements involve the risk that the market value of the securities retained in lieu of sale may decline below the price of the securities a Portfolio has sold but is obligated to repurchase. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce a Portfolio's obligation to repurchase the securities, and a Portfolio's use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision.

      Rights and Warrants. (All Portfolios except Rainier Large Cap Equity Portfolio)

   A Portfolio may purchase rights and warrants. Warrants basically are options to purchase equity securities at specific prices valid for a specific period of time. Their prices do not necessarily move parallel to the prices of the underlying securities. Rights are similar to warrants, but normally have a short duration and are distributed directly by the issuer to its shareholders. Rights and warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer. These investments carry the risk that they may be worthless to the Portfolio at the time it may exercise its rights, due to the fact that the underlying securities have a market value less than the exercise price.

   Low Exercise Price Call Warrants are used to gain exposure to stocks in difficult to access local markets. The warrants typically have a strike price set where the value of the warrants will be identical to the price of the underlying stock price. The value of the warrants fluctuate in line with the value of the underlying stock price and therefore, the risk and return profile of the warrants is virtually the same as owning the underlying securities. The warrants have no voting rights. Dividends issued to the warrant issuer by the underlying company will be distributed to the warrant holders, net of any taxes or commissions imposed by the local jurisdiction in respect of the receipt of such amount. In addition, the warrants are not exchangeable into the ordinary shares of the underlying stock. Low Exercise Price Call Warrants are typically sold in private placement transactions and may be classified as derivative instruments.

      Securities Loans. (All Portfolios)

   All securities loans will be made pursuant to agreements requiring the loans to be continuously secured by collateral in cash or high grade debt obligations at least equal at all times to the market value of the loaned securities. The borrower pays to the Portfolios an amount equal to any dividends or interest received on loaned securities. The Portfolios retain all or a portion of the interest received on investment of cash collateral or receive a fee from the borrower. Lending portfolio securities involves risks of delay in recovery of the loaned securities or in some cases loss of rights in the collateral should the borrower fail financially.

   Securities loans are made to broker-dealers or institutional investors or other persons, pursuant to agreements requiring that the loans be continuously secured by collateral at least equal at all times to the value of the loaned securities marked-to-market on a daily basis. The collateral received will consist of cash, U.S. government securities, letters of credit or such other collateral as may be permitted under a Portfolio's securities lending program. While the securities are being loaned, a Portfolio will continue to receive the equivalent of the interest or dividends paid by the issuer on the securities, as well as interest on the investment of the collateral or a fee from the borrower. A Portfolio has a right to call each loan and obtain the securities on five business days' notice or, in connection with securities trading on foreign markets, within such longer period for purchases and sales of such securities in such foreign markets. A Portfolio will generally not have the right to vote securities while they are being loaned, but its Manager or Adviser will call a loan in anticipation of any important vote. The risks in lending portfolio securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. Loans will only be made to firms deemed by a Portfolio's Adviser to be of good standing and will not be made unless, in the judgment of the Adviser, the consideration to be earned from such loans would justify the risk.

      Short Sales. (Met/AIM Capital Appreciation, Met/AIM Small Cap Growth, BlackRock Large Cap Core, Met/Franklin Mutual Shares, Janus Forty, Lazard Mid Cap, Legg Mason Value Equity, Loomis Sayles Global Markets, MFS(R) Emerging Markets Equity, MFS(R) Research International, PIMCO Inflation Protected Bond, PIMCO Total Return, Pioneer Fund, Pioneer Strategic Income, RCM Technology and T. Rowe Price Mid Cap Growth Portfolios)

   A Portfolio may enter into a "short sale" of securities in circumstances in which, at the time the short position is open, the Portfolio owns an equal amount of the securities sold short or owns preferred stocks or debt securities, convertible or exchangeable without payment of further consideration, into an equal number of securities sold short. This kind of short sale, which is referred to as one "against the box," may be entered into by each Portfolio to, for example, lock in a sale price for a security the Portfolio does not wish to sell immediately.

   The following Portfolios may make short sales of a security they do not own.

    .  Janus Forty (up to 8% of its total assets)

    .  PIMCO Inflation Protected Bond

    .  PIMCO Total Return

    .  RCM Technology

   To complete such a transaction, the Portfolio must borrow the security to make delivery to the buyer. The Portfolio then is obligated to replace the security borrowed by purchasing it at market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Portfolio. Until the security is replaced, the Portfolio is required to pay to the lender any dividends or interest which accrue during the period of the loan. To borrow the security, the Portfolio also may be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out. Until the Portfolio replaces a borrowed security, the Portfolio will segregate with its custodian, or earmark, cash or other liquid assets at such a level that (i) the amount segregated, or earmark, plus the amount deposited with the broker as collateral will equal the current value of the security sold short and (ii) the amount segregated plus the amount deposited with the broker as collateral will not be less than the market value of the security at the time it was sold short. The Portfolio will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Portfolio replaces the borrowed security. The Portfolio will realize a gain if the security declines in price between those dates. This result is the opposite of what one would expect from a cash purchase of a long position in a security. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium, dividends or interest the Portfolio may be required to pay in connection with a short sale. No more than one third of the Portfolio's net assets will be, when added together: (i) deposited as collateral for the obligation to replace securities borrowed to effect short sales; and (ii) segregated in connection with short sales.

      Structured Notes. (Met/AIM Capital Appreciation, Met/Franklin Income, Goldman Sachs Mid Cap Value, Janus Forty, Legg Mason Partners Managed Assets, Legg Mason Value Equity, Loomis Sayles Global Markets, Lord Abbett Bond Debenture, PIMCO Inflation Protected Bond, PIMCO Total Return, Pioneer Fund, Pioneer Strategic Income, T. Rowe Price Mid Cap Growth and Met/Templeton Growth Portfolios)

   Structured notes are derivatives on which the amount of principal repayment and/or interest payments is based upon the movement of one or more factors. Structured notes are interests in entities organized and operated solely for the purpose of restructuring the investment characteristics of debt obligations. This type of restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, of specified securities backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued structured notes to create securities with different investment characteristics such as varying maturities, payment priorities and interest rate provisions, and the extent of the payment made with respect to structured notes is dependent on the extent of the cash flow on the underlying instruments. Certain issuers of structured notes may be deemed to be "investment companies" as defined in the 1940 Act. As a result, a Portfolio's investment in these structured notes may be limited by restrictions contained in the 1940 Act. Structured notes are typically sold in private placement transactions, and there currently is no active trading market for structured notes.

   Credit Linked Notes. The BlackRock High Yield, Met/Franklin Income, Janus Forty, Loomis Sayles Global Markets, PIMCO Inflation Protected Bond, PIMCO Total Return, Pioneer Fund and Pioneer Strategic Income Portfolios may also purchase credit linked notes ("CLNs"). A CLN is an instrument in which a special purpose entity (the "Note Issuer") issues a structured note that is intended to replicate a corporate bond or portfolios of corporate bonds. The purchaser of the CLN invests a par amount and receives a payment during the term of the CLN that equals a fixed or floating rate of interest equivalent to that of a highly rated asset (such as a bank certificate of deposit) plus an additional premium that relates to taking on the credit risk of an identified bond (the "Reference Bond"). Upon maturity of the CLN, the purchaser will receive payment equal to (1) the original par amount paid to the Note Issuer, if there was neither a default on the Reference Bond nor a restructuring of the issuer of the Reference Bond, or (2) the value of the Reference Bond, if there has been such a default or restructuring. Depending on the terms of the CLN, it is also possible that the purchaser may be required to take physical delivery of the Reference Bond in the event of a default or restructuring. In addition to being subject to the risks relating to the Reference Bond, the purchaser of a CLN may be subject to the credit risk of the Note Issuer. In addition, there may not be a secondary market for the CLN even though such a market exists for the Reference Board.

      Swaps. (Met/AIM Capital Appreciation, Met/AIM Small Cap Growth, BlackRock High Yield, Clarion Global Real Estate, Met/Franklin Mutual Shares, Janus Forty, Loomis Sayles Global Markets, Lord Abbett Bond Debenture, Lord Abbett Growth and Income, Lord Abbett Mid Cap Value, MFS(R) Emerging Markets Equity, MFS(R) Research International, PIMCO Inflation Protected Bond, PIMCO Total Return, Pioneer Fund, Pioneer Strategic Income, RCM Technology and Met/Templeton Growth Portfolios)

   Swap contracts are derivatives in the form of a contract or other similar instrument, which is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The payment streams are calculated by reference to a specified index and agreed upon notional amount. The term "specified index" includes, but is not limited to, currencies, fixed interest rates, prices and total return on interest rate indices, fixed income indices, stock indices and commodity indices (as well as amounts derived from arithmetic operations on these indices). For example, a Portfolio may agree to swap the return generated by a fixed income index for the return generated by a second fixed income index. The currency swaps in which a Portfolio may enter will generally involve an agreement to pay interest streams in one currency based on a specified index in exchange for receiving interest streams denominated in another currency. Such swaps may involve initial and final exchanges that correspond to the agreed upon notional amount.

   A Portfolio will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments. A Portfolio's obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Portfolio) and any accrued by unpaid net amounts owed to a swap counterparty will be covered by designating the segregation, either on its records or with the Trust's custodian, of cash or other liquid assets, to avoid any potential leveraging of a Portfolio. To the extent that the net amounts owed to a swap counterparty are covered with such liquid assets, the Advisers believe such obligations do not constitute "senior securities" under the 1940 Act and accordingly, the Adviser will not treat them as being subject to a Portfolio's borrowing restrictions. A Portfolio may enter into OTC swap transactions with counterparties that are approved by the Advisers in accordance with guidelines established by the Board of Trustees. These guidelines provide for a minimum credit rating for each counterparty and various credit enhancement techniques (for example, collateralization of amounts due from counterparties) to limit exposure to counterparties that have lower credit ratings.

   The swaps in which a Portfolio may engage may include instruments under which one party pays a single or periodic fixed amount(s) (or premium), and the other party pays periodic amounts based on the movement of a specified index. Swaps do not involve the delivery of securities, other underlying assets, or principal. Accordingly, the risk of loss with respect to swaps is limited to the net amount of payments the Portfolio is contractually obligated to make. If the other party to a swap defaults, the Portfolio's risk of loss consists of the net amount of payments that the Portfolio contractually is entitled to receive. Currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. If there is a default by the counterparty, a Portfolio may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Certain swap transactions involve more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than traditional swap transactions.

   The use of swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If an Adviser is incorrect in its forecasts of market values, interest rates, and currency exchange rates, the investment performance of the Portfolio would be less favorable than it would have been if this investment technique were not used.

      U.S. Government Securities. (All Portfolios)

   Securities issued or guaranteed as to principal and interest by the U.S. government or its agencies and government-sponsored entities include U.S. Treasury obligations, consisting of bills, notes and bonds, which principally differ in their interest rates, maturities and times of issuance, and obligations issued or guaranteed by agencies and government-sponsored entities which are supported by (i) the full faith and credit of the U.S. Treasury (such as securities of the Government National Mortgage Association), (ii) the limited authority of the issuer to borrow from the U.S. Treasury or (iii) the authority of the U.S. government to purchase certain obligations of the issuer (such as securities of the Federal National Mortgage Association). No assurance can be given that the U.S. government will provide financial support to U.S. government agencies or government-sponsored entities as described in clauses
(ii) or (iii) above in the future, other than as set forth above, since it is not obligated to do so by law.

      Zero Coupon Bonds, Deferred Interest Bonds and PIK Bonds. (Met/AIM Capital Appreciation, BlackRock High Yield, Met/Franklin Income, Met/Franklin Mutual Shares, Goldman Sachs Mid Cap Value, Janus Forty, Legg Mason Partners Managed Assets, Legg Mason Value Equity, Loomis Sayles Global Markets, Lord Abbett Bond Debenture, MFS(R) Emerging Markets Equity, Oppenheimer Capital Appreciation, PIMCO Inflation Protected Bond, PIMCO Total Return, Pioneer Fund, Pioneer Strategic Income and Third Avenue Small Cap Value Portfolios)

   Zero coupon and deferred interest bonds are debt obligations which are issued at a significant discount from face value. The discount approximates the total amount of interest the bonds will accrue and compound over the period until maturity or the first interest payment date at a rate of interest reflecting the market rate of the security at the time of issuance. While zero coupon bonds do not require the periodic payment of interest, deferred interest bonds provide for a period of delay before the regular payment of interest begins. Payment-in-kind ("PIK") bonds are debt obligations which provide that the issuer thereof may, at its option, pay interest on such bonds in cash or in the form of additional debt obligations. Such investments benefit the issuer by mitigating its need for cash to meet debt service, but also require a higher rate of return to attract investors who are willing to defer receipt of such cash. Such investments may experience greater volatility in market value due to changes in interest rates than debt obligations which make regular payments of interest. A Portfolio will accrue income on such investments for tax and accounting purposes, as required, which is distributable to shareholders and which, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities to satisfy the Portfolio's distribution obligations.

                            INVESTMENT RESTRICTIONS

Fundamental Policies.

   The following investment restrictions are fundamental policies, which may not be changed without the approval of a majority of the outstanding shares of the Portfolio. As provided in the 1940 Act, a vote of a majority of the outstanding shares necessary to amend a fundamental policy means the affirmative vote of the lesser of (1) 67% or more of the shares present at a meeting, if the holders of more than 50% of the outstanding shares of the Portfolio are present or represented by proxy, or (2) more than 50% of the outstanding shares of the Portfolio.

    1. Borrowing

   Each Portfolio may not borrow money, except to the extent permitted by applicable law.

    2. Diversification

   Except as noted, each Portfolio may not purchase a security if, as a result, with respect to 75% (50% with respect to Legg Mason Partners Aggressive Growth Portfolio) of the value of its total assets (i) more than 5% of the value of the Portfolio's total assets would be invested in the securities of a single issuer, except securities issued or guaranteed by the U.S. government, its agencies and instrumentalities, or (ii) more than 10% of the outstanding voting securities of any issuer would be held by the Portfolio, other than securities issued by the U.S. government, its agencies and instrumentalities. (The American Funds Balanced Allocation, American Funds Growth Allocation, American Funds Moderate Allocation, Met/Franklin Templeton Founding Strategy, Janus Forty, Legg Mason Value Equity, MetLife Aggressive Strategy, MetLife Balanced Strategy, MetLife Defensive Strategy, MetLife Growth Strategy, MetLife Moderate Strategy, Strategic Conservative Growth, Strategic Growth, Strategic Growth and Income Portfolios, as non-diversified funds, are not subject to any fundamental policy which limits their investments in a single issuer.)

    3. Concentration

   Each Portfolio other than Clarion Global Real Estate may not invest more than 25% of the value of its total assets in any one industry, provided that this limitation does not apply to obligations issued or guaranteed as to interest and principal by the U.S. government, its agencies and instrumentalities, and repurchase agreements secured by such obligations. The Clarion Global Real Estate Portfolio may not invest more than 25% of the value of its total assets in any one industry, provided that the Portfolio will invest greater than 25% of its total assets in the real estate industry, and, further provided, that this limitation does not apply to obligations issued or guaranteed as to interest and principal by the U.S. government, its agencies and instrumentalities and repurchase agreements secured by such obligations.

    4. Underwriting

   Each Portfolio may not underwrite securities issued by other persons, except to the extent that in connection with the disposition of its portfolio investments it may be deemed to be an underwriter under federal securities laws.

    5. Real Estate

   Each Portfolio other than Clarion Global Real Estate Portfolio may not purchase or sell real estate, although a Portfolio may purchase securities of issuers which deal in real estate, securities which are secured by interests in real estate and securities representing interests in real estate; provided, however, that the Portfolio may hold and sell real estate acquired as a result of the ownership of securities. The Clarion Global Real Estate Portfolio may not purchase real estate unless acquired as a result of the ownership of securities or instruments, except that the Portfolio may (i) invest in securities of issuers that mortgage, invest or deal in real estate or interests there, (ii) invest in securities that are secured by real estate or interests therein, (iii) purchase and sell mortgage-related securities, (iv) hold and sell real estate acquired by the Portfolio as a result of the ownership of securities, and (v) invest in real estate investment trusts of any kind.

    6. COMMODITIES

   Each Portfolio may not purchase or sell physical commodities, except that it may (i) enter into futures contracts and options thereon in accordance with applicable law and (ii) purchase or sell physical commodities if acquired as a result of ownership of securities or other instruments. No Portfolio will consider stock index futures contracts, currency contracts, hybrid investments, swaps or other similar instruments to be commodities.

    7. LOANS

   Each Portfolio may not make loans, except through the purchase of debt obligations and the entry into repurchase agreements or through lending of its portfolio securities. Any loans of portfolio securities will be made according to guidelines established by the Securities and Exchange Commission and the Trust's Board of Trustees.

    8. SENIOR SECURITIES

   Each Portfolio may not issue any senior security (as defined in the 1940
Act) except in compliance with applicable law.

NON-FUNDAMENTAL POLICIES.

   The following investment restrictions apply to each Portfolio, except as noted. These restrictions may be changed for any Portfolio by the Trust's Board of Trustees without a vote of that Portfolio's shareholders.

   Each Portfolio may not:

      (1) Purchase securities on margin, except that each Portfolio may:

          (a) make use of any short-term credit necessary for clearance of purchases and sales of portfolio securities and (b) make initial or variation margin deposits in connection with futures contracts, options, currencies, or other permissible investments;

      (2) Mortgage, pledge, hypothecate or, in any manner, transfer any security owned by the Portfolio as security for indebtedness, except as may be necessary in connection with permissible borrowings or investments; and then such mortgaging, pledging or hypothecating may not exceed 33 1/3% of the respective total assets of each Portfolio. The deposit of underlying securities and other assets in escrow and collateral arrangements with respect to margin accounts for futures contracts, options, currencies or other permissible investments are not deemed to be mortgages, pledges, or hypothecations for these purposes;

      (3) Purchase participations or other direct interests in or enter into leases with respect to oil, gas, or other mineral explorations or development programs, except that the Portfolio may invest in securities issued by companies that engage in oil, gas or other mineral exploration or development activities or hold mineral leases acquired as a result of its ownership of securities (this restriction does not apply to Pioneer Strategic Income Portfolio);

      (4) Invest in companies for the purpose of exercising management or control. This restriction does not apply to Met/Franklin Mutual Shares Portfolio.

Operating Policies

   Warrants

   As a matter of operating policy, the Dreman Small Cap Portfolio will not invest more than 5% of its net assets in warrants.

   As a matter of operating policy, the following Portfolios will not invest in warrants (other than warrants acquired by the Portfolio as part of a unit or attached to securities at the time of purchase) if, as a result the investments (valued at the lower of cost or market) would exceed 5% of the value of the Portfolio's net assets or if, as a result, more than 2% of the Portfolio's net assets would be invested in warrants not listed on a recognized
U.S. or foreign stock exchange.

    .  Legg Mason Partners Aggressive Growth

    .  Lord Abbett Bond Debenture

    .  Lord Abbett Growth and Income

    .  Lord Abbett Mid Cap Value

    .  Van Kampen Comstock

   As a matter of operating policy, the PIMCO Inflation Protected Bond and PIMCO Total Return Portfolios will not invest more than 5% of each Portfolio's net assets in warrants, including those acquired in units or attached to other securities. For purposes of the policy, warrants will be valued at the lower of cost or market, except that warrants acquired by the Portfolio in units with or attached to securities may be deemed to be without value.

   Inverse Floating Rate Securities

   The PIMCO Inflation Protected Bond, PIMCO Total Return, Pioneer Strategic Income and RCM Technology Portfolios will not invest more than 5% of each Portfolio's net assets (taken at market value at the time of investment ) in any combination of interest only, principal only, or inverse floating rate securities.

   Borrowing

   With respect to borrowing, each Portfolio may borrow from banks and enter into reverse repurchase agreements in an amount up to 33 1/3% of its total assets, taken at market value. A Portfolio may borrow only as a temporary measure for extraordinary or emergency purposes such as the redemption of Portfolio shares. A Portfolio may purchase additional securities so long as borrowings do not exceed 5% of its total assets.

   Loans of Portfolio Securities

   With respect to loans of portfolio securities, as a matter of operating policy, each Portfolio will limit the aggregate of such loans to 33 1/3% of the value of the Portfolio's total assets.

   Real Estate Investments

   With respect to real estate investments, as a matter of operating policy, the Lord Abbett Bond Debenture, Lord Abbett Growth and Income, Lord Abbett Mid Cap Value and Van Kampen Comstock Portfolios will not invest in real estate limited partnership interests other than partnerships organized as REITS.

   WHEN ISSUED/DELAYED DELIVERY SECURITIES

   The Dreman Small Cap Portfolio may invest up to an aggregate of 5% of its total assets in when-issued-commitments.

    . With respect to when-issued and delayed delivery securities, it is the policy of all Portfolios permitted to invest in such securities, not to enter into when-issued commitments exceeding in the aggregate 15% of the market value of the Portfolio's total assets, less liabilities other than the obligations created by when-issued commitments, except as follows.

   The following Portfolios may invest up to an aggregate of 25% of their total assets in when-issued commitments.

    .  Met/Aim Small Cap Growth

    .  Lazard Mid Cap Portfolios

   The following Portfolios have no current policy limiting the percentage of assets which may be invested in when-issued commitments.

     .  Met/Franklin Income                 .  Pioneer Fund

     .  Goldman Sachs Mid Cap Value         .  Pioneer Strategic Income

     .  Harris Oakmark International        .  T. Rowe Price Mid Cap Growth

     .  Loomis Sayles Global Markets        .  Turner Mid Cap Growth

     .  PIMCO Inflation Protected Bond      .  Van Kampen Comstock

     .  PIMCO Total Return

   FOREIGN CURRENCY TRANSACTIONS

   With respect to foreign currency transactions, a Portfolio may enter into transactions only with counterparties deemed creditworthy by the Portfolio's investment adviser. A Portfolio, other than Loomis Sayles Global Markets, PIMCO Inflation Protected Bond and PIMCO Total Return Portfolios, will not enter into a transaction to hedge currency exposure to an extent greater, after settling all transactions intended to wholly or partially offset other transactions, than the aggregate market values (at the time of entering into the transaction) of the securities held in its portfolio that are denominated, exposed to or generally quoted in or currently convertible into such currency other than with respect or cross hedging or proxy hedging. Loomis Sayles Global Markets, PIMCO Inflation Protected Bond and PIMCO Total Return Portfolios may also enter into foreign currency transactions, including the direct purchase of foreign currencies, for non-hedging purposes.

   SWAPS

   With respect to swaps, a Portfolio will not enter into any swap, cap, floor or collar transaction unless, at the time of entering into such transaction, the unsecured long-term debt of the counterparty, combined with any credit enhancements, is rated at least A by Standard & Poor's or Moody's or has an equivalent equity rating from an NRSRO or is determined to be of equivalent credit quality of the Portfolio's Adviser.

   CONCENTRATION

   For the purposes of determining concentration in any one industry, each Allocation Portfolio will aggregate the amount of investments of all affiliated Underlying Portfolios.

   80% Investment Policy (BlackRock High Yield, BlackRock Large Cap Core, Clarion Global Real Estate, Dreman Small Cap Value, Goldman Sachs Mid Cap Value, Lazard Mid Cap, Legg Mason Value Equity, Lord

Abbett Bond Debenture, Lord Abbett Mid Cap Value, Met/AIM Small Cap Growth, MFS(R) Emerging Markets Equity, PIMCO Inflation Protected Bond, Pioneer Strategic Income, RCM Technology, Rainier Large Cap Equity, T. Rowe Price Mid Cap Growth, Third Avenue Small Cap Value, Turner Mid Cap Growth, Van Kampen Comstock and Van Kampen Mid Cap Growth Portfolios). Under normal circumstances, each of the Portfolios listed above will invest at least 80% of its respective assets (defined as net assets plus the amount of any borrowing for investment purposes) in certain securities as indicated in the current Prospectus. (See the Prospectus for a detailed discussion of these Portfolios' investments.) Shareholders will be provided with at least 60-days' prior written notice of any changes in the 80% investment policy. Such notice will comply with the conditions set forth in any applicable Securities and Exchange Commission rule then in effect.


   Unless otherwise indicated, all limitations applicable to a Portfolio's investments apply only at the time a transaction is entered into. Any subsequent change in a rating assigned by any rating service to a security (or, if unrated, deemed to be of comparable quality), or change in the percentage of Portfolio assets invested in certain securities or other instruments, or change in the average duration of a Portfolio's investment portfolio, resulting from market fluctuations or other changes in a Portfolio's total assets will not require a Portfolio to dispose of an investment until the Adviser determines that it is practicable to sell or close out the investment without undue market or tax consequences to the Portfolio. In the event that ratings services assign different ratings to the same security, the Adviser will determine which rating it believes best reflects the security's quality and risk at that time, which may be the higher of the several assigned ratings.

                            PERFORMANCE INFORMATION

   Total return and yield will be computed as described below.

Total Return

   Each Portfolio's "average annual total return" figures described and shown in the Prospectus are computed according to a formula prescribed by the Securities and Exchange Commission. The formula can be expressed as follows:

                                 P(1+T)n = ERV

Where:

  P =   a hypothetical initial payment of $1,000
  T =   average annual total return
  n =   number of years
ERV =   Ending Redeemable Value of a hypothetical $1,000 payment made at the beginning of the 1-, 5-, or 10-year (or other) periods at the end of the 1-, 5-, or 10-year (or other)
        periods (or fractional portion thereof).

   The calculations of total return assume the reinvestment of all dividends and capital gain distributions on the reinvestment dates during the period and the deduction of all recurring expenses that were charged to shareholders' accounts. The total return figures do not reflect charges and deductions which are, or may be, imposed under the Contracts.

   The performance of each Portfolio will vary from time to time in response to fluctuations in market conditions, interest rates, the composition of the Portfolio's investments and expenses. Consequently, a Portfolio's performance figures are historical and should not be considered representative of the performance of the Portfolio for any future period.

Yield

   From time to time, the Trust may quote the BlackRock High Yield Portfolio's, the Met/Franklin Income Portfolio's, the Lord Abbett Bond Debenture Portfolio's, the PIMCO Inflation Protected Bond Portfolio's, the PIMCO Total Return Portfolio's, the Clarion Global Real Estate Portfolio's and the Pioneer Strategic Income Portfolio's yield and effective yield in advertisements or in reports or other communications to shareholders. Yield quotations are expressed in annualized terms and may be quoted on a compounded basis.

   The 30-day yield for the BlackRock High Yield, Met/Franklin Income, Lord Abbett Bond Debenture, PIMCO Inflation Protected Bond, PIMCO Total Return, and Pioneer Strategic Income Portfolios and the Clarion Global Real Estate Portfolio will be calculated according to a formula prescribed by the Securities and Exchange Commission. The formula can be expressed as follows:

                          YIELD =   2[(a-b+1)(6)-1] cd

Where:

  a =   dividends and interest earned during the period
  b =   expenses accrued for the period (net of reimbursements)
  c =   the average daily number of shares outstanding during the period that were entitled to receive dividends
  d =   the net asset value per share on the last day of the period

   For the purpose of determining the interest earned (variable "a" in the formula above) on debt obligations that were purchased by a Portfolio at a discount or premium, the formula generally calls for amortization of the discount or premium; the amortization schedule will be adjusted monthly to reflect changes in the market values of the debt obligations.

   Yield information is useful in reviewing a Portfolio's performance, but because yields fluctuate, such information cannot necessarily be used to compare an investment in a Portfolio's shares with bank deposits, savings accounts and similar investment alternatives which often provide an agreed or guaranteed fixed yield for a stated period of time. Shareholders should remember that yield is a function of the kind and quality of the instruments in the Portfolios' investment portfolios, portfolio maturity, operating expenses and market conditions.

   Shareholders should recognize that in periods of declining interest rates a Portfolio's yield will tend to be somewhat higher than prevailing market rates, and in periods of rising interest rates a Portfolio's yield will tend to be somewhat lower. Also, when interest rates are falling, the inflow of net new money to a Portfolio from the continuous sale of its shares will likely be invested in instruments producing lower yields than the balance of the Portfolio's investments, thereby reducing the current yield of the Portfolio. In periods of rising interest rates, the opposite can be expected to occur.

Non-Standardized Performance

   In addition to the performance information described above, the Trust may provide total return information with respect to the Portfolios for designated periods, such as for the most recent six months or most recent twelve months. This total return information is computed as described under "Total Return" above except that no annualization is made.

                            PORTFOLIO TRANSACTIONS

   The Allocation Portfolios invest primarily in the Underlying Portfolios and do not incur commissions or sales charges in connection with investments in the Underlying Portfolios, but they may incur such costs if they invest directly in other types of securities, and they bear such costs indirectly through their investments in the Underlying Portfolios. Accordingly, the following description is relevant for the Allocation Portfolios and the Underlying Portfolios.

   Subject to the supervision and control of the Manager and the Trustees of the Trust, each Portfolio's Manager or Adviser, as applicable, is responsible for decisions to buy and sell securities for its account and for the placement of its portfolio business and the negotiation of commissions, if any, paid on such transactions. Brokerage commissions are paid on transactions in equity securities traded on a securities exchange and on options, futures contracts and options thereon. Fixed income securities and certain equity securities in which the Portfolios invest are traded in the over-the-counter market. These securities are generally traded on a net basis with dealers acting as principal for their own account without a stated commission, although prices of such securities usually include a profit to the dealer. In over-the-counter transactions, orders are placed directly with a principal market maker unless a better price and execution can be obtained by using a broker. In underwritten offerings, securities are usually purchased at a fixed price which includes an amount of compensation to the underwriter generally referred to as the underwriter's concession or discount. Certain money market securities may be purchased directly from an issuer, in which case no commissions or discounts are paid. U.S. government securities are generally purchased from underwriters or dealers, although certain newly-issued U.S. government securities may be purchased directly from the U.S. Treasury or from the issuing agency or instrumentality. The Manager or Adviser of each Portfolio, as applicable, is responsible for effecting its portfolio transactions and will do so in a manner deemed fair and reasonable to the Portfolio by the Manager or Adviser, as applicable, and not according to any formula. It is not anticipated that the Manager of the Allocation Portfolios will purchase any significant amount of securities other than shares of the Underlying Portfolios. The primary consideration in all portfolio transactions will be prompt execution of orders in an efficient manner at a favorable price. In selecting broker-dealers and negotiating commissions, the Manager or Adviser, as applicable, considers the firm's reliability; the quality of its execution services on a continuing basis; confidentiality, including trade anonymity; and its financial condition. When more than one firm is believed to meet these criteria, preference may be given to brokers that provide the Portfolios, their Manager or Advisers, as applicable, with brokerage and research services within the meaning of
Section 28(e) of the Securities Exchange Act of 1934. In doing so, a Portfolio may pay higher commission rates than the lowest available when its Manager or Adviser, as applicable, believes it is reasonable to do so in light of the value of the brokerage and research services provided by the broker effecting the transaction. Generally, each Portfolio's Manager or Adviser, as applicable, is of the opinion that, because research provided by a broker must be analyzed and reviewed, its receipt and use does not tend to reduce expenses but may benefit the Portfolio or other accounts managed by the Manager or Adviser by supplementing the Manager's or Adviser's research.

   It has for many years been a common practice in the investment advisory business for advisers of investment companies and other institutional investors to receive research services from broker-dealers which execute portfolio transactions for the clients of such advisers. Consistent with this practice, a Portfolio's Adviser receives and, with respect to the Allocation Portfolios, the Manager may receive, research services from many broker-dealers with which the Manager or Adviser, as applicable, places the Portfolio's transactions. The Adviser may also receive research or research credits from brokers which are generated from underwriting commissions when purchasing new issues of fixed income securities or other assets for a Portfolio. This research, which in some cases may also be purchased for cash, include such matters as general economic and security market reviews, industry and company reviews, evaluations of securities and recommendations as to the purchase and sale of securities.

   As noted above, the Adviser may purchase new issues of securities for the Portfolio in underwritten fixed price offerings. In these situations, the underwriter or selling group member may provide the Adviser with research in addition to selling the securities (at the fixed public offering price) to the Portfolio or other advisory clients. Because the offerings are conducted at a fixed price, the ability to obtain research from a broker-dealer in this situation imparts knowledge that may benefit the Portfolio, other investment advisory clients, and the Adviser without incurring additional costs. These arrangements may not fall within the safe harbor of Section 28(e) because the broker-dealer is considered to be acting in a principal capacity in underwritten transactions. However, FINRA has adopted rules expressly permitting broker-dealers to provide bona fide research to advisers in connection with fixed price offerings under certain circumstances. As a general matter in these situations, the underwriter or selling group member will provide research credits at a rate that is higher than that which is available for secondary market transactions.

   The Board of Trustees has approved a Statement of Directed Brokerage Policies and Procedures for the Trust pursuant to which the Trust may direct the Manager to cause Advisers to effect securities transactions through broker-dealers in a manner that would help to generate resources to pay the cost of certain expenses which the Trust is required to pay or for which the Trust is required to arrange payment pursuant to the management agreement ("Directed Brokerage"). The Trustees will review the levels of Directed Brokerage for each Portfolio on a quarterly basis.

   Under the Directed Brokerage policy, any payments or benefits accrued by or credited to a particular Portfolio are applied against the Portfolio's gross expenses. Accordingly, in the event that the Manager waives or limits its fees or assumes other expenses of a Portfolio in accordance with the Expense Limitation Agreement described herein (collectively, "expense reimbursements"), payments or benefits accrued by or credited to the Portfolio under the Directed Brokerage policy may reduce the expense reimbursements owed by the Manager to the Portfolio.

   An Adviser may effect portfolio transactions for other investment companies and advisory accounts. Research services furnished by broker-dealers through which a Portfolio effects its securities transactions may be used by the Portfolio's Adviser in servicing all of its accounts; not all such services may be used in connection with the Portfolio. In the opinion of each Adviser, it is not possible to measure separately the benefits from research services to each of its accounts, including a Portfolio.

   Whenever concurrent decisions are made to purchase or sell securities by a Portfolio and another account, the Portfolio's Adviser will attempt to allocate equitably portfolio transactions among the Portfolio and other accounts. In making such allocations between the Portfolio and other accounts, the main factors to be considered are the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held, and the opinions of the persons responsible for recommending investments to the Portfolio and the other accounts. In some cases this procedure could have an adverse effect on a Portfolio. In the opinion of each Adviser, however, the results of such procedures will, on the whole, be in the best interest of each of the accounts.

   The Advisers to the Portfolios may execute portfolio transactions through certain of their affiliated brokers, if any, acting as agent in accordance with procedures established by the Board of Trustees, but will not purchase any securities from or sell any securities to any such affiliate acting as principal for its own account. It is anticipated that the Adviser to Third Avenue Small Cap Value Portfolio will execute a majority of the Portfolio's transactions through an affiliated broker.

   The following table shows the amounts of brokerage commissions paid by the Portfolios during the fiscal years ended December 31, 2007, December 31, 2006, and December 31, 2005 or October 31, 2006, and October 31, 2005, as noted.

PORTFOLIO                                   12/31/07       12/31/06      12/31/05
---------                                ----------     ----------     ----------
Met/AIM Small Cap Growth................ $  670,477     $  752,792     $  719,277
Batterymarch Growth and Income..........    395,847        338,099(13)        N/A
BlackRock High Yield(1).................        722             --             31
BlackRock Large Cap Core(2).............    450,849         34,632         45,776
Clarion Global Real Estate(3)...........  3,160,080      1,957,452      1,360,834
Dreman Small Cap Value..................    419,504        225,365          6,495(4)
Goldman Sachs Mid Cap Value.............    806,159        474,565        451,945
Harris Oakmark International............  3,457,484      2,564,108      1,242,073
Janus Forty(5)..........................    638,351        741,365        531,600
Lazard Mid Cap(6).......................  1,397,929        868,654        590,125
Legg Mason Partners Aggressive Growth(7)    190,012      1,269,392      1,412,300
Legg Mason Partners Managed Assets......    125,296        202,146        117,608
Legg Mason Value Equity.................    903,517        908,723          6,202(8)
Loomis Sayles Global Markets............  1,739,052        653,128(13)        N/A
Lord Abbett Bond Debenture..............     27,449         19,206         50,597
Lord Abbett Growth and Income...........  3,154,129      1,932,766      2,376,453
Lord Abbett Mid Cap Value...............    253,538        210,624        184,752
MFS(R) Emerging Markets Equity..........  2,573,676      1,201,288(13)        N/A
MFS(R) Research International...........  3,630,570      3,723,719      2,622,022
Oppenheimer Capital Appreciation........  1,256,171      1,081,501      1,462,139
PIMCO Inflation Protected Bond..........    135,536         74,103         33,366
PIMCO Total Return......................  1,672,085        527,556        325,800
Pioneer Fund............................     10,526         21,319         17,885
RCM Technology(9).......................  1,529,519      2,204,387      1,688,027
T. Rowe Price Mid Cap Growth............    582,981        606,323        419,561
Third Avenue Small Cap Value............  2,557,402      1,229,269        983,289
Turner Mid Cap Growth...................    748,101        817,623        561,064
Van Kampen Comstock.....................    762,918        684,178        670,404(4)
Van Kampen Mid Cap Growth(10)...........    101,693        131,183         92,819
MetLife Aggressive Strategy.............          0              0              0
MetLife Balanced Strategy...............          0              0              0
MetLife Defensive Strategy..............          0              0              0
MetLife Growth Strategy.................          0              0              0
MetLife Moderate Strategy...............          0              0              0
Rainier Large Cap Equity................    493,321(15)        N/A            N/A
Strategic Conservative Growth...........          0              0(14)        N/A
Strategic Growth........................          0              0(14)        N/A
Strategic Growth and Income.............          0              0(14)        N/A

                                                           10/31/06      10/31/05
                                                        ----------     ----------
Met/AIM Capital Appreciation(11)........    340,768        566,429        444,810
Pioneer Strategic Income(12)............          0              7              0

--------
(1)Formerly Federated High Yield.
(2)Formerly Mercury Large Cap Core.
(3)Formerly Neuberger Berman Real Estate.
(4)For the period 5/1/05 through 12/31/05.

(5)Formerly Janus Capital Appreciation.
(6)Formerly Met/AIM Mid Cap Core Equity.
(7)Formerly Legg Mason Aggressive Growth and Janus Aggressive Growth.
(8)For the period 11/1/05 through 12/31/05.
(9)Formerly RCM Global Technology.
(10)Formerly Lord Abbett Growth Opportunities.
(11)For the period 11/1/06 through 12/31/06, commissions paid by the Portfolio were $53,611.
(12)For the period 11/1/06 through 12/31/06, commissions paid by the Portfolio were $0.
(13) For the period 5/1/06 through 12/31/06.
(14)For the period 11/1/06 through 12/31/06.
(15)For the period 11/1/07 through 12/31/07.

   In 2007, the following Portfolios paid the amounts indicated to an affiliated broker of the Adviser:

                                                   Aggregate Brokerage  Percentage of  Percentage of
                                 Affiliated        Commissions Paid to Total Brokerage Commissionable
Portfolio                       Broker-Dealer           Affiliate        Commissions    Transactions
---------                   ---------------------- ------------------- --------------- --------------
Goldman Sachs Mid Cap Value
  Portfolio................ Goldman Sachs & Co.        $   29,873            3.71%          5.03%
Clarion Global Real Estate
  Portfolio(1)............. Lehman Brothers , Inc.     $  626,916           19.84%         24.21%
Clarion Global Real Estate
  Portfolio(1)............. Neuberger Berman LLC       $    2,438            0.08%          0.09%
Third Avenue Small Cap
  Value.................... M.J. Whitman LLC           $1,586,156           62.02%         53.76%
Van Kampen Comstock........ Morgan Stanley & Co.       $   12,644            1.66%          0.19%
Van Kampen Mid Cap
  Growth................... Morgan Stanley & Co.       $    2,856            2.81%          1.83%

--------
(1)Formerly Neuberger Berman Real Estate.

                            MANAGEMENT OF THE TRUST

   The Trust is supervised by a Board of Trustees that is responsible for representing the interests of shareholders. The Trustees meet periodically throughout the year to oversee the Portfolios' activities, reviewing, among other things, each Portfolio's performance and its contractual arrangements with various service providers. The Trustees elect the officers of the Trust who are responsible for administering the Trust's day-to-day operations.

TRUSTEES AND OFFICERS

   The Trustees and executive officers of the Trust, their ages and their principal occupations during the past five years are set forth below. Unless otherwise indicated, the business address of each is 5 Park Plaza, Suite 1900, Irvine, California 92614. Each Trustee who is deemed an "interested person," as such term is defined in the 1940 Act, is indicated by an asterisk. Those Trustees who are not "interested persons" as defined in the 1940 Act are referred to as "Disinterested Trustees.

THE TRUSTEES

                                                                        NUMBER OF
                                                                      PORTFOLIOS IN
                                   TERM OF                                FUND
                     POSITION(S) OFFICE AND                             COMPLEX+
                      HELD WITH   LENGTH OF  PRINCIPAL OCCUPATION(S)   OVERSEEN BY  OTHER DIRECTORSHIPS
NAME AND AGE         REGISTRANT  TIME SERVED   DURING PAST 5 YEARS       TRUSTEE      HELD BY TRUSTEE
------------         ----------- ----------- ------------------------ ------------- -------------------
INTERESTED TRUSTEES
Elizabeth M. Forget* President   Indefinite; Since May 2007, Senior        89        Director,
(41)                 and Trustee From        Vice President, MetLife,                Metropolitan
                                 December    Inc.; since December                    Series Fund, Inc.
                                 2000 to     2000, President of Met                  and MetLife
                                 present     Investors Advisory LLC;                 Series Fund II
                                             since May 2006,                         since August,
                                             President of MetLife                    2006
                                             Advisers LLC; from
                                             December 2003 to April
                                             2007, Vice President,
                                             MetLife, Inc.

Robert Boulware**    Trustee     Indefinite; Since 2004, Director of       52        Director of
(51)                             From March  Norwood Promotional                     Gainsco, Inc.,
                                 2008 to     Products, Inc.; since                   Norwood
                                 present     2005, Director of                       Promotional
                                             Gainsco, Inc. (auto                     Products, Inc.,
                                             insurance); since 2007,                 Wealthpoint
                                             Director of Wealthpoint                 Advisors and
                                             Advisors (a business                    Holladay Bank.
                                             development company)
                                             and Holladay Bank; from
                                             1992-2006, President and
                                             Chief Executive Officer
                                             of ING Fund Distributor,
                                             LLC.

                                                                       NUMBER OF
                                                                     PORTFOLIOS IN
                                  TERM OF                                FUND
                    POSITION(S) OFFICE AND                             COMPLEX+
                     HELD WITH   LENGTH OF  PRINCIPAL OCCUPATION(S)   OVERSEEN BY  OTHER DIRECTORSHIPS
NAME AND AGE        REGISTRANT  TIME SERVED   DURING PAST 5 YEARS       TRUSTEE      HELD BY TRUSTEE
------------        ----------- ----------- ------------------------ ------------- -------------------
DISINTERESTED TRUSTEES
Dawn M. Vroegop       Trustee   Indefinite; From September 1999 to        52       None
(41)                            From        September 2003,
                                December    Managing Director,
                                2000 to     Dresdner RCM Global
                                present     Investors.

Stephen M. Alderman   Trustee   Indefinite; Since November 1991,          52       None
(48)                            From        Shareholder in the law
                                December    firm of Garfield and
                                2000 to     Merel, Ltd.
                                present

Jack R. Borsting      Trustee   Indefinite; Since 2006, Professor of      52       Lead Governor,
(79)                            From        Business Administration                American Stock
                                December    and Dean Emeritus,                     Exchange,
                                2000 to     Marshall School of                     Director, Los
                                present     Business, University of                Angeles
                                            Southern California                    Orthopedic
                                            (USC); from 2001 to                    Hospital, Trustee,
                                            2005, Professor of                     The Rose Hills
                                            Business Administration                Foundation.
                                            and Dean Emeritus; from                Member, Army
                                            1995-2001 Executive                    Science Board.
                                            Director, Center for
                                            Telecommunications
                                            Management.

Daniel A. Doyle       Trustee   Indefinite; Since October 2000, Vice      52       None
(49)                            From        President and Chief
                                February    Financial Officer of ATC
                                2007 to     Management, Inc. (public
                                present     utility).

Susan C. Gause        Trustee   Indefinite; From 2000 to December         52       None
(55)                            From March  2002, Chief Executive
                                2008 to     Officer of Dresdner RCM
                                present     Global Investors
                                            (purchased by Allianz
                                            Asset Management in
                                            2001).

THE EXECUTIVE OFFICERS

                    POSITION(S) HELD WITH  TERM OF OFFICE AND           PRINCIPAL OCCUPATION(S)
NAME AND AGE             REGISTRANT       LENGTH OF TIME SERVED           DURING PAST 5 YEARS
------------        --------------------- --------------------- ----------------------------------------
Jeffrey A. Tupper    Chief Financial         From August        Since October 2006, Assistant Vice
(37)                 Officer, Treasurer      2002 to present    President, MetLife Group, Inc. Since
                                                                February 2001, Assistant Vice
                                                                President of MetLife Investors
                                                                Insurance Company.

Michael K. Farrell   Executive Vice          From August        Since December 2005, Executive Vice
(54)                 President               2002 to present    President, MetLife, Inc.; since July
                                                                2002, Chief Executive Officer of
                                                                MetLife Investors Group, Inc. and Met
                                                                Investors Advisory LLC; since April
                                                                2001, Chief Executive Officer of
                                                                MetLife Resources.

Richard C. Pearson   Vice President and      From December      Since June 2001, President or
(65)                 Secretary               2000 to present    Executive Vice President of MetLife
                                                                Investors Distribution Company; since
                                                                January 2001, Executive Vice
                                                                President, General Counsel and
                                                                Secretary of MetLife Investors Group,
                                                                Inc. and Vice President, Secretary and
                                                                Associate General Counsel of its
                                                                affiliate life insurance companies; from
                                                                November 2000 to January 2002,
                                                                Senior Vice President and General
                                                                Counsel of Met Investors Advisory
                                                                Corp.; since January 2002, Senior Vice
                                                                President, General Counsel and
                                                                Secretary of Met Investors Advisory,
                                                                LLC.

Jeffrey P. Halperin  Chief Compliance        From November      Since March 2006, Vice President,
(40)                 Officer                 2006 to present    Corporate Ethics and Compliance
                                                                Department, MetLife, Inc.; from
                                                                October 2002 to March 2006, Assistant
                                                                Vice President; from November 2005
                                                                to August 2006, Interim Chief
                                                                Compliance Officer, Met Investors
                                                                Series Trust; since April 2007, Chief
                                                                Compliance Officer, Metropolitan
                                                                Series Funds; from August 2006 to
                                                                April 2007, Interim Chief Compliance
                                                                Officer, Metropolitan Series Funds;
                                                                since August 2006, Chief Compliance
                                                                Officer, Met Investors Advisory, LLC
                                                                and MetLife Advisers, LLC; since
                                                                November 2006, Chief Compliance
                                                                Officer, MetLife Investment Advisors
                                                                Company, LLC.

                      POSITION(S) HELD WITH  TERM OF OFFICE AND          PRINCIPAL OCCUPATION(S)
NAME AND AGE               REGISTRANT       LENGTH OF TIME SERVED          DURING PAST 5 YEARS
------------          --------------------- --------------------- -------------------------------------
Mary Moran Zeven            Assistant       From October 2001 to  Since 2002, Senior Vice President and
2 Avenue de Lafayette       Secretary       present               Senior Managing Counsel, State Street
Boston, Massachusetts                                             Bank and Trust Company.
02111
(47)

William C. Cox              Assistant       From November 2004    Since 1997, Vice President and Senior
2 Avenue de Lafayette       Treasurer       to present            Director, Fund Administration
Boston, Massachusetts                                             Division, State Street Bank and Trust
02111                                                             Company.
(41)

--------
+ The Fund Complex includes the Trust (52 portfolios), Metropolitan Series Fund, Inc. (36 portfolios) and Metropolitan Series Fund II (1 portfolio).
* Ms. Forget is an "interested person" of the Trust as a result of her affiliation with the Manager and the Distributor.
** Mr. Boulware is an "interested person" of the Trust as a result of his prior affiliation with an affiliate of the Adviser to one of the Trust's Portfolios.

COMMITTEES OF THE BOARD

   The Trust has a standing Audit Committee consisting of all of the Disinterested Trustees. The Audit Committee's function is to recommend to the Board independent accountants to conduct the annual audit of the Trust's financial statements; review with the independent accountants the outline, scope and results of the annual audit; and review the performance and fees charged by the independent accountants for professional services. In addition, the Audit Committee meets with the independent accountants and representatives of management to review accounting activities and areas of financial reporting and control. The Audit Committee held four meetings during the fiscal year ended December 31, 2007.

   The Trust has a Nominating, Governance and Compensation Committee consisting of all the Disinterested Trustees. The Nominating, Governance and Compensation Committee's function is to nominate and evaluate Disinterested Trustee candidates and review the compensation arrangement for each of the Trustees. The Nominating, Governance and Compensation Committee will not consider nominees recommended by contract holders. The Nominating, Governance and Compensation Committee held six meetings during the fiscal year ended
December 31, 2007.

   The Trust has a Valuation Committee currently consisting of Elizabeth M. Forget, Richard C. Pearson, Jeffrey Tupper, Thomas McDevitt, Bryan Andersen, Jeffrey Bernier and such other officers of the Trust and the Manager, as well as such officers of any Adviser to any Portfolio as are deemed necessary by Ms. Forget, Mr. Pearson, Mr. Tupper, Mr. McDevitt, Mr. Andersen or Mr. Bernier from time to time, each of whom shall serve at the pleasure of the Board of Trustees as members of the Valuation Committee. The Valuation Committee determines the value of any of the Trust's securities and assets for which market quotations are not readily available or for which valuations cannot otherwise be provided. The Valuation Committee held 22 meetings during the fiscal year ended December 31, 2007.

COMPENSATION OF THE TRUSTEES

   Each Trustee, who is not an employee of the Manager or any of its affiliates, currently receives from the Trust an annual retainer of $80,000 ($20,000 per quarter) plus (i) an additional fee of $8,000 for each regularly scheduled Board meeting attended, Committee meetings and private Disinterested Trustee meetings attended, (ii) $5,000 for each special meeting attended in person, (iii) for each telephonic/internet interactive Board and Committee meeting attended, $3,000 and $2,500, respectively, and (iv) reimbursement for expenses in attending in-person meetings. In addition, the lead Disinterested Trustee, the Chair of the Audit Committee and the Chair of the Nominating and Compensation Committee each receive a supplemental annual retainer of $20,000, $10,000 and $10,000, respectively.

   The table below sets forth the compensation paid to each of the Trustees affiliated with the Manager and all other Trustees during the fiscal year ended December 31, 2007.

                                                       Total
                                                   Compensation
                                       Aggregate     From Fund
                                      Compensation Complex+ Paid
               Trustee                 from Trust   to Trustee
               -------                ------------ -------------
               Independent Trustee
               Elizabeth M. Forget...       None         None

               Disinterested Trustees
               Stephen M. Alderman...   $155,500     $155,500
               Jack R. Borsting......   $125,500     $125,500
               Daniel A. Doyle.......   $107,722     $107,722
               Theodore A. Myers*....   $125,500     $125,500
               Dawn M. Vroegop.......   $135,500     $135,500

--------
+ The Fund Complex includes the Trust (52 portfolios), Metropolitan Series Fund, Inc. (36 portfolios) and Metropolitan Series Fund II (1 portfolio).
*  Mr. Myers resigned from the Board in February, 2008.

Indemnification of Trustees and Officers

   The Trust's Agreement and Declaration of Trust provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Trust, except if it is determined in the manner specified in the Agreement and Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Trust or that such indemnification would relieve any officer or Trustee of any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his duties. The Trust, at its expense, provides liability insurance for the benefit of its Trustees and officers.

Trustees' and Officers' Share Ownership

   As of December 31, 2007, the officers and Trustees of the Trust as a group did not own any outstanding shares of the Trust.

Proxy Voting Policies and Procedures

   Pursuant to the Trust's Proxy Voting Policies and Procedures, the Trust has delegated the proxy voting responsibilities with respect to each Portfolio to the Manager. Because the Manager views proxy voting as a function that is incidental and integral to portfolio management, it has in turn delegated the proxy voting responsibilities with respect to each Portfolio to the applicable Advisers. Appendix B to this Statement of Additional Information contains the proxy voting policies and procedures, or a summary of such policies and procedures, of the Portfolios' Advisers.

   The Manager votes proxies relating to shares of an Underlying Portfolio held by an Allocation Portfolio in the same proportion as the vote of the other Contract owners of the Underlying Portfolio with respect to a particular proposal.

Proxy Voting Records

   The Manager and each of the Advisers, as applicable, will maintain records of voting decisions for each vote cast on behalf of the Portfolios. Information regarding how each Portfolio voted proxies relating to portfolio securities during the 12-month period ended June 30, 2007 has been filed with the Securities and Exchange Commission on Form N-PX and is available (1) without charge, upon request, by calling the Trust, toll-free at 1-800-343-8496 and
(2) on the SEC's website at http://www.sec.gov.

Portfolio Holdings Disclosure Policy

   The Board of Trustees has adopted and approved policies and procedures reasonably designed to protect the confidentiality of the Trust's portfolio holdings information and to seek to prevent the selective disclosure of such information. The Trust reserves the right to modify these policies and procedures at any time without notice.

   Only the Manager's or, as applicable, the Adviser's Chief Compliance Officer, or persons designated by the Trust's Chief Compliance Officer (each, an "Authorized Person") are authorized to disseminate nonpublic portfolio information, and only in accordance with the procedures described below. Pursuant to these polices and procedures, the Manager or the Adviser may disclose a Portfolio's portfolio holdings to unaffiliated parties prior to the time such information has been disclosed to the public through a filing with the SEC or a posting on an insurance company website only if an Authorized Person determines that (i) there is a legitimate business purpose for the disclosure; and (ii) if practicable, the recipient is subject to a confidentiality agreement, including a duty not to trade on the nonpublic information. Under the Trust's policies and procedures, a legitimate business purpose includes disseminating or providing access to portfolio information to
(i) the Trust's service providers (e.g., custodian, independent auditors) in order for the service providers to fulfill their contractual duties to the Trust; (ii) rating and ranking organizations and mutual fund analysts; (iii) a newly hired Adviser prior to the Adviser commencing its duties; (iv) the Adviser of a Portfolio or other affiliated investment company portfolio that will be the surviving portfolio in a merger; (v) consultants that provide research and consulting services to the Manager or its affiliates with respect to asset allocation targets and investments for asset allocation funds of funds in the MetLife enterprise; and (vi) firms that provide pricing services, proxy voting services and research and trading services.

   In accordance with the aforementioned procedures, the Manager, the Advisers and/or their affiliates periodically disclose the Trust's portfolio holdings information on a confidential basis to various service providers. Among the service providers to which the Manager, the Advisers and/or their affiliates may periodically disclose the Trust's portfolio holdings information on a confidential basis in accordance with the aforementioned procedures are the following:

     .  Barger & Wolen, LP                  .  Lipper Inc.

     .  Bear Stearns                        .  Loan X

     .  Bloomberg L.P.                      .  Morningstar Associates, LLC

     .  CIBC World Markets                  .  Morningstar, Inc.

     .  Credit Suisse                       .  Plexus Plan Sponsor Group, Inc.

     .  Deloitte & Touche LLP               .  RR Donnelley

     .  Diversified Information             .  Reuters
        Technologies, Inc.

     .  FRI Corporation                     .  State Street Bank and Trust
                                               Company

     .  Ibbotson Associates, Inc.           .  State Street Global Markets

     .  Institutional Shareholder           .  Street Software Technology,
        Services Inc.                          Inc.

     .  Interactive Data Corporation        .  Sullivan & Worcester LLP

     .  ITG, Inc.                           .  Thompson Financial

   The Trust's policies and procedures prohibit the dissemination of non-public portfolio information for compensation or other consideration. Any exceptions to these policies and procedures may be made only if approved by the Trust's Chief Compliance Officer as in the best interests of the Trust, and only if such exceptions are reported to the Trust's Board of Trustees at its next regularly scheduled meeting.

   Dissemination of the Trust's portfolio holdings information to MetLife enterprise employees is limited to persons who are subject to a duty to keep such information confidential and who need to receive the information as part of their duties. As a general matter, the Trust disseminates portfolio holdings to contract owners only in the Annual or Semiannual Reports or in other formats that are generally available on a contemporaneous basis to all such contract owners or the general public. The Prospectus describes certain types of information that are disclosed on insurance company websites (including www.metlifeinvestors.com), as well as the frequency with which such information is disclosed and the lag between the date of the information and the date of its disclosure.

                    INVESTMENT ADVISORY AND OTHER SERVICES

The Manager

   The Trust is managed by Met Investors Advisory, LLC (the "Manager") which, subject to the supervision and direction of the Trustees of the Trust, has overall responsibility for the general management and administration of the Trust. MetLife Investors Group, Inc., an affiliate of Metropolitan Life Insurance Company, owns all of the outstanding common shares of the Manager and MetLife Investors Distribution Company, the Trust's distributor.

   With respect to the Portfolios other than the following Allocation Portfolios (MetLife Defensive Strategy Portfolio, MetLife Moderate Strategy Portfolio, MetLife Balanced Strategy Portfolio, MetLife Growth Strategy Portfolio, MetLife Aggressive Strategy Portfolio and Met/Franklin Templeton Founding Strategy Portfolio), the Trust and the Manager have entered into a Management Agreement dated December 8, 2000, as amended ("Original Management Agreement"), which was initially approved by the Board of Trustees on December 7, 2000 and by Security First Life Insurance Company (currently known as MetLife Investors USA Insurance Company), as initial shareholder of the Trust, on December 8, 2000. With respect to the following Allocation Portfolios (American Funds Balanced Allocation Portfolio, American Funds Growth Allocation Portfolio, American Funds Moderate Allocation Portfolio, MetLife Defensive Strategy Portfolio, MetLife Moderate Strategy Portfolio, MetLife Balanced Strategy Portfolio, MetLife Growth Strategy Portfolio, MetLife Aggressive Strategy Portfolio and Met/Franklin Founding Strategy Portfolio), the Trust and the Manager have entered into a Management Agreement dated November 1, 2004, as amended ("Additional Management Agreement"), which was initially approved by the Board of Trustees on August 19, 2004 and by MetLife Investors USA Insurance Company, as initial shareholder of MetLife Defensive Strategy Portfolio, MetLife Moderate Strategy Portfolio, MetLife Balanced Strategy Portfolio, MetLife Growth Strategy Portfolio and MetLife Aggressive Strategy Portfolio on October 29, 2004 and as initial shareholder of American Funds Balanced Allocation Portfolio, American Funds Growth Allocation Portfolio, American Funds Moderate Allocation Portfolio and Met/Franklin Templeton Founding Strategy Portfolio on April 25, 2008. Subject always to the supervision and direction of the Trustees of the Trust, under the Original Management Agreement, the Manager will have (i) overall supervisory responsibility for the general management and investment of each Portfolio's assets; (ii) full discretion to select new or additional Advisers for each Portfolio; (iii) full discretion to enter into and materially modify investment advisory agreements with Advisers; (iv) full discretion to terminate and replace any Adviser; and
(v) full investment discretion to make all determinations with respect to the investment of a Portfolio's assets not then managed by an Adviser. In connection with the Manager's responsibilities under the Original Management Agreement, the Manager will assess each Portfolio's investment focus and will seek to implement decisions with respect to the allocation and reallocation of each Portfolio's assets among one or more current or additional Advisers from time to time, as the Manager deems appropriate, to enable each Portfolio to achieve its investment goals. In addition, the Manager will monitor compliance of each Adviser with the investment objectives, policies and restrictions of any Portfolio or Portfolios (or portions of any Portfolio) under the management of such Adviser, and review and report to the Trustees of the Trust on the performance of each Adviser. The Manager will furnish, or cause the appropriate Adviser(s) to furnish, to the Trust such statistical information, with respect to the investments that a Portfolio (or portions of any Portfolio) may hold or contemplate purchasing, as the Trust may reasonably request. On the Manager's own initiative, the Manager will apprise, or cause the appropriate Adviser(s) to apprise, the Trust of important developments materially affecting each Portfolio (or any portion of a Portfolio that they advise) and will furnish the Trust, from time to time, with such information as may be appropriate for this purpose. Further, the Manager agrees to furnish, or cause the appropriate Adviser(s) to furnish, to the Trustees of the Trust such periodic and special reports as the Trustees of the Trust may reasonably request. In addition, the Manager agrees to cause the appropriate Adviser(s) to furnish to third-party data reporting services all currently available standardized performance information and other customary data.

   Under the Original Management Agreement, the Manager also is required to furnish to the Trust, at its own expense and without remuneration from or additional cost to the Trust, the following:

    .  Office space, all necessary office facilities and equipment;

    . Necessary executive and other personnel, including personnel for the performance of clerical and other office functions, other than those functions:

       . related to and to be performed under the Trust's contract or contracts for administration, custodial, accounting, bookkeeping, transfer and dividend disbursing agency or similar services by the entity selected to perform such services; or

       . related to the investment advisory services to be provided by any Adviser pursuant to an investment advisory agreement with the Manager ("Advisory Agreement").

    . Information and services, other than services of outside counsel or independent accountants or investment advisory services to be provided by any Adviser under an Advisory Agreement, required in connection with the preparation of all registration statements, prospectuses and statements of additional information, any supplements thereto, annual, semi-annual, and periodic reports to Trust shareholders, regulatory authorities, or others, and all notices and proxy solicitation materials, furnished to shareholders or regulatory authorities, and all tax returns.

   The Additional Management Agreement is substantially the same as the Original Management Agreement except that the Manager will: (i) provide investment management and advisory services to the Allocation Portfolios;
(ii) render investment advice concerning the Underlying Portfolios in which to invest and the appropriate allocations for each of the Allocation Portfolios.

   As compensation for these services, the Trust pays the Manager a monthly fee at the following annual rates of each Portfolio's average daily net assets:

 Portfolio                                               Fee
 ---------                              -------------------------------------
 Met/AIM Capital Appreciation.......... 0.80% of the first $100 million of such assets plus 0.75% of such assets
                                        over $100 million up to $200 million
                                        plus 0.70% of such assets over
                                        $200 million up to $1 billion plus
                                        0.65% of such assets over $1 billion

 Met/AIM Small Cap Growth..............
                                        0.88% of first $500 million of such
                                        assets plus 0.83% of such assets over
                                        $500 million

 Batterymarch Growth and Income........
                                        0.65% of the first $500 million of
                                        such assets plus 0.55% of such assets
                                        over $500 million up to $1 billion
                                        plus 0.50% of such assets over $1
                                        billion up to $1.5 billion plus 0.45%
                                        of such assets over $1.5 billion up
                                        to $2 billion plus 0.40% of such
                                        assets over $2 billion

 BlackRock High Yield..................
                                        0.60%

 BlackRock Large Cap Core..............
                                        0.625% of first $250 million of such
                                        assets plus 0.60% of such assets over
                                        $250 million up to $500 million plus
                                        0.575% of such assets over
                                        $500 million up to $1 billion plus
                                        0.55% on such assets over $1 billion
                                        up to $2 billion plus 0.50% of such
                                        assets over $2 billion

 Portfolio                                               Fee
 ---------                              --------------------------------------
 Clarion Global Real Estate............ 0.70% of first $200 million of such assets plus 0.65% of such assets over
                                        $200 million up to $750 million plus
                                        0.55% of such assets over $750 million

 Dreman Small Cap Value................
                                        0.80% of first $100 million of such
                                        assets plus 0.775% of such assets
                                        over $100 million up to $500 million
                                        plus 0.750% of such assets over
                                        $500 million up to $1 billion plus
                                        0.725% on such assets over $1 billion

 Met/Franklin Income...................
                                        0.80% of first $200 million of such
                                        assets plus 0.675% of such assets
                                        over $200 million up to $500 million
                                        plus 0.65% of such assets over
                                        $500 million

 Met/Franklin Mutual Shares............
                                        0.80%

 Goldman Sachs Mid Cap Value...........
                                        0.75% of first $200 million of such
                                        assets plus 0.70% of such assets over
                                        $200 million

 Harris Oakmark International..........
                                        0.85% of first $100 million of such
                                        assets plus 0.80% of such assets over
                                        $100 million up to $1 billion plus
                                        0.75% of such assets over $1 billion

 Janus Forty...........................
                                        0.65% on first $1 billion of such
                                        assets plus 0.60% of such assets over
                                        $1 billion

 Lazard Mid Cap........................
                                        0.70% of first $500 million of such
                                        assets plus 0.675% of such assets
                                        over $500 million up to $1 billion
                                        plus 0.60% of such assets over $1
                                        billion

 Legg Mason Partners Aggressive Growth.
                                        0.65% of first $500 million of such
                                        assets plus 0.60% of such assets over
                                        $500 million up to $1 billion plus
                                        0.55% of such assets over $1 billion
                                        up to $2 billion plus 0.50% of such
                                        assets over $2 billion

 Legg Mason Partners Managed Assets....
                                        0.50%

 Legg Mason Value Equity...............
                                        0.65% of the first $200 million of
                                        such assets plus 0.63% of such assets
                                        over $200 million

 Loomis Sayles Global Markets..........
                                        0.70% of first $500 million of such
                                        assets plus 0.65% of such assets over
                                        $500 million up to $1 billion plus
                                        0.60% of such assets over $1 billion

 Lord Abbett Bond Debenture............
                                        0.60% of first $250 million of such
                                        assets plus 0.55% of such assets over
                                        $250 million up to $500 million plus
                                        0.50% of such assets over $500
                                        million up to $1 billion plus 0.45%
                                        of such assets over $1 billion

 Lord Abbett Growth and Income.........
                                        0.60% of first $600 million of such
                                        assets plus 0.55% of such assets over
                                        $600 million up to $1.1 billion plus
                                        0.50% of such assets over $1.1
                                        billion up to $1.5 billion plus 0.45%
                                        of such assets over $1.5 billion

 Lord Abbett Mid Cap Value.............
                                        0.70% of first $200 million of such
                                        assets plus 0.65% of such assets over
                                        $200 million up to $500 million plus
                                        0.625% of such assets over $500
                                        million

 Portfolio                                               Fee
 ---------                              -------------------------------------
 MFS(R) Emerging Markets Equity........ 1.05% of first $250 million of such assets plus 1.00% of such assets over
                                        $250 million up to $500 million plus
                                        0.85% of such assets over
                                        $500 million up to $1 billion plus
                                        0.75% of such assets over $1 billion

 MFS(R) Research International.........
                                        0.80% of first $200 million of such
                                        assets plus 0.75% of such assets over
                                        $200 million up to $500 million plus
                                        0.70% of such assets over $500
                                        million up to $1 billion plus 0.65%
                                        of such assets over $1 billion

 Oppenheimer Capital Appreciation......
                                        0.65% of first $150 million of such
                                        assets plus 0.625% of such assets
                                        over $150 million up to $300 million
                                        plus 0.60% of such assets over
                                        $300 million up to $500 million plus
                                        0.55% of such assets over $500
                                        million up to $700 million plus
                                        0.525% of such assets over $700
                                        million up to $900 million plus 0.50%
                                        of such assets over $900 million

 PIMCO Inflation Protected Bond........
                                        0.50% of the first $1.2 billion of
                                        such assets plus 0.45% of such assets
                                        over $1.2 billion

 PIMCO Total Return....................
                                        0.50% of the first $1.2 billion of
                                        such assets plus 0.475% of such
                                        assets over $1.2 billion

 Pioneer Fund..........................
                                        0.750% of first $250 million of such
                                        assets plus 0.700% of such assets
                                        over $250 million up to $500 million
                                        plus 0.675% of such assets over
                                        $500 million up to $1 billion plus
                                        0.650% of such assets over $1 billion
                                        up to $2 billion plus 0.600% of such
                                        assets over $2 billion

 Pioneer Strategic Income..............
                                        0.60% of first $500 million of such
                                        assets plus 0.55% of such assets over
                                        $500 million up to $1 billion plus
                                        0.53% of such assets over $1 billion

 RCM Technology........................
                                        0.88% of first $500 million of such
                                        assets plus 0.85% of such assets over
                                        $500 million

 Rainier Large Cap Equity..............
                                        0.70% of first $150 million of such
                                        assets, plus 0.675% of such assets
                                        over $150 million up to $300 million,
                                        plus 0.65% of such assets over
                                        $300 million up to $1 billion, plus
                                        0.60% of such assets over $1 billion

 T. Rowe Price Mid Cap Growth..........
                                        0.75%

 Met/Templeton Growth..................
                                        0.70% of first $100 million of such
                                        assets plus 0.68% of such assets over
                                        $100 million up to $250 million plus
                                        0.67% of such assets over $250
                                        million up to $500 million plus 0.66%
                                        of such assets over $500 million up
                                        to $750 million plus 0.65% of such
                                        assets over $750 million

 Third Avenue Small Cap Value..........
                                        0.75% of first $1 billion of such
                                        assets plus 0.70% of such assets over
                                        $1 billion

 Portfolio                                               Fee
 ---------                              -------------------------------------
 Turner Mid Cap Growth................. 0.80% of first $300 million of such assets plus 0.70% of such assets over
                                        $300 million

 Van Kampen Comstock...................
                                        0.65% of first $500 million of such
                                        assets plus 0.60% of such assets over
                                        $500 million up to $1 billion plus
                                        0.525% of such assets over $1 billion

 Van Kampen Mid Cap Growth.............
                                        0.70% of first $200 million of such
                                        assets plus 0.65% of such assets over
                                        $200 million up to $500 million plus
                                        0.625% of such assets over $500
                                        million

 American Funds Balanced Allocation....
                                        0.10%

 American Funds Growth Allocation......
                                        0.10%

 American Funds Moderate Allocation....
                                        0.10%

 MetLife Aggressive Strategy...........
                                        0.10% of first $500 million of such
                                        assets plus 0.075% of such assets
                                        over $500 million up to $1 billion
                                        plus 0.05% of such assets over $1
                                        billion

 MetLife Balanced Strategy.............
                                        0.10% of first $500 million of such
                                        assets plus 0.075% of such assets
                                        over $500 million up to $1 billion
                                        plus 0.05% of such assets over $1
                                        billion

 MetLife Defensive Strategy............
                                        0.10% of first $500 million of such
                                        assets plus 0.075% of such assets
                                        over $500 million up to $1 billion
                                        plus 0.05% of such assets over $1
                                        billion

 MetLife Growth Strategy...............
                                        0.10% of first $500 million of such
                                        assets plus 0.075% of such assets
                                        over $500 million up to $1 billion
                                        plus 0.05% of such assets over $1
                                        billion

 MetLife Moderate Strategy.............
                                        0.10% of first $500 million of such
                                        assets plus 0.075% of such assets
                                        over $500 million up to $1 billion
                                        plus 0.05% of such assets over $1
                                        billion

 Strategic Conservative Growth.........
                                        0.15% of first $250 million of such
                                        assets plus 0.125% of such assets
                                        over $250 million up to $500 million
                                        plus 0.10% of such assets over
                                        $500 million

 Strategic Growth......................
                                        0.15% of first $250 million of such
                                        assets plus 0.125% of such assets
                                        over $250 million up to $500 million
                                        plus 0.10% of such assets over
                                        $500 million

 Strategic Growth and Income...........
                                        0.15% of first $250 million of such
                                        assets plus 0.125% of such assets
                                        over $250 million up to $500 million
                                        plus 0.10% of such assets over
                                        $500 million

 Met/Franklin Templeton Founding
   Strategy............................
                                        0.05%

   See the Prospectus for information on any voluntary fee waivers with respect to the Portfolios. From the management fees, the Manager pays the expenses of providing investment advisory services to the Portfolios, including the fees of the Adviser of each applicable Portfolio.

   The Manager and the Trust have also entered into an expense limitation agreement with respect to certain Portfolios ("Expense Limitation Agreement"), pursuant to which the Manager has agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses (with certain exceptions described in the Prospectus) of each such Portfolio are limited to the extent described in the "Management--Expense Limitation Agreement" section of the Prospectus.

   In addition to the management fees, the Trust pays all expenses not assumed by the Manager, including, without limitation, charges for the services and expenses of the independent accountants and legal counsel retained by the Trust, for itself and its Disinterested Trustees; accounting and auditing services; interest; taxes; costs of printing and distributing reports to shareholders, proxy materials and prospectuses; charges of its administrator, custodian, transfer agent and dividend disbursing agent; registration fees; fees and expenses of the Trustees who are not affiliated persons of the Manager; insurance; brokerage costs; litigation; and other extraordinary or nonrecurring expenses. All general Trust expenses are allocated among and charged to the assets of the Portfolios of the Trust on a basis that the Trustees deem fair and equitable, which may be on the basis of relative net assets of each Portfolio or the nature of the services performed and relative applicability to each Portfolio. In addition, as discussed below under "Distribution of the Trust's Shares," the Class B, Class C and Class E shares of each Portfolio may pay for certain distribution-related expenses in connection with activities primarily intended to result in the sale of its shares.

   The Management Agreement and the Additional Management Agreement each continues in force for two years from its commencement date, with respect to each Portfolio, and from year to year thereafter, but only so long as its continuation as to each Portfolio is specifically approved at least annually
(i) by the Trustees or by the vote of a majority of the outstanding voting securities of the Portfolio, and (ii) by the vote of a majority of the Disinterested Trustees, by votes cast in person at a meeting called for the purpose of voting on such approval. The Management Agreement and the Additional Management Agreement each provides that it shall terminate automatically if assigned, and that it may be terminated as to any Portfolio without penalty by the Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Portfolio upon 60 days' prior written notice to the Manager, or by the Manager upon 90 days' prior written notice to the Trust, or upon such shorter notice as may be mutually agreed upon.

   The Trust commenced operations in February, 2001. The following table shows the fees paid by the Portfolios to the Manager and by certain of the Portfolios' predecessors to current affiliates of the Manager, any fee waivers or reimbursements and any deferred expense reimbursements during the fiscal years ended December 31, 2007, December 31, 2006, and December 31, 2005 or October 31, 2006 or October 31, 2005, as noted.

                                                                12/31/07
                                      -------------------------------------------------------------
                                        Investment     Investment
                                      Management Fee Management Fee Other Expenses Deferred Expense
Portfolio                                  Paid          Waived       Reimbursed    Reimbursement
---------                             -------------- -------------- -------------- ----------------
Met/AIM Capital Appreciation(9)......  $ 1,751,789      $     --       $    --         $    --
Met/AIM Small Cap Growth.............    6,752,950            --            --              --
Batterymarch Growth and Income.......    3,071,575       223,355        20,579              --
BlackRock High Yield.................    1,707,809            --            --          24,994
BlackRock Large Cap Core.............    7,881,120            --            --          82,236
Clarion Global Real Estate(1)........    8,580,974            --            --              --
Dreman Small Cap Value...............    1,172,742            --            --          37,273
Goldman Sachs Mid Cap Value..........    3,873,402            --            --              --
Harris Oakmark International.........   18,674,560            --            --              --
Janus Forty..........................    6,611,066            --            --              --
Lazard Mid Cap.......................    5,094,851         1,126            --              --
Legg Mason Partners Aggressive Growth    6,288,191            --            --              --

                                                              12/31/07
                                    -------------------------------------------------------------
                                      Investment     Investment
                                    Management Fee Management Fee Other Expenses Deferred Expense
Portfolio                                Paid          Waived       Reimbursed    Reimbursement
---------                           -------------- -------------- -------------- ----------------
Legg Mason Partners Managed Assets.  $ 1,293,568      $     --       $    --         $     --
Legg Mason Value Equity............    8,949,822            --            --               --
Loomis Sayles Global Markets.......    5,615,764            --            --               --
Lord Abbett Bond Debenture.........    9,801,505            --            --           70,796
Lord Abbett Growth and Income......   19,893,949            --            --               --
Lord Abbett Mid Cap Value Portfolio    3,269,897            --            --           90,000
MFS(R) Emerging Markets Equity.....    5,383,725            --            --          375,934
MFS(R) Research International......   11,403,214            --            --               --
Oppenheimer Capital Appreciation...    5,633,745            --            --               --
PIMCO Inflation Protected Bond.....    6,138,802            --            --               --
PIMCO Total Return.................   18,014,014            --            --               --
Pioneer Fund.......................      351,709         9,250            --           14,246
Pioneer Strategic Income...........    1,951,027            --            --               --
Rainier Large Cap Equity...........      664,775            81            --               --
RCM Technology.....................    2,727,184            --            --               --
T. Rowe Price Mid Cap Growth.......    7,316,173            --            --               --
Third Avenue Small Cap Value.......   13,073,985            --            --               --
Turner Mid Cap Growth..............    3,118,476            --            --               --
Van Kampen Comstock................   10,152,378            --            --               --
Van Kampen Mid Cap Growth..........      664,558         6,445            --               --
MetLife Aggressive Strategy........      773,161        11,142         4,569               --
MetLife Balanced Strategy..........    3,396,810            --            --               --
MetLife Defensive Strategy.........      630,611        54,067        13,745               --
MetLife Growth Strategy............    3,850,359            --            --               --
MetLife Moderate Strategy..........    1,365,189            --            --               --
Strategic Conservative Growth......      396,216       126,028         3,382               --
Strategic Growth...................      383,971       131,207            73               --
Strategic Growth and Income........      235,505       127,809         6,825               --

                                                             12/31/06
                                   -------------------------------------------------------------
                                     Investment     Investment
                                   Management Fee Management Fee Other Expenses Deferred Expense
Portfolio                               Paid          Waived       Reimbursed    Reimbursement
---------                          -------------- -------------- -------------- ----------------
Met/AIM Small Cap Growth..........  $ 5,208,050      $     --         $--           $     --
Batterymarch Growth and Income....    2,057,034       225,909          --                 --
BlackRock High Yield(2)...........      488,192        24,994          --                 --
BlackRock Large Cap Core(3).......    1,014,593        82,236          --                 --
Clarion Global Real Estate(1).....    6,057,682            --          --                 --
Dreman Small Cap Value............      297,691       108,951          --                 --
Goldman Sachs Mid Cap Value.......    3,106,141            --          --                876
Harris Oakmark International......   13,191,319            --          --                 --
Janus Forty(4)....................    6,710,661            --          --                 --
Lazard Mid Cap(5).................    3,031,355            --          --                 --
Legg Mason Partners Aggressive
  Growth(6).......................    5,333,277            --          --                 --
Legg Mason Partners Managed Assets    1,348,879            --          --                 --
Legg Mason Value Equity...........    4,005,093        54,098          --            101,700
Loomis Sayles Global Markets......    2,059,460            --          --                 --
Lord Abbett Bond Debenture........    8,565,789            --          --                 --

                                                              12/31/06
                                    -------------------------------------------------------------
                                      Investment     Investment
                                    Management Fee Management Fee Other Expenses Deferred Expense
Portfolio                                Paid          Waived       Reimbursed    Reimbursement
---------                           -------------- -------------- -------------- ----------------
Lord Abbett Growth and Income......  $17,136,570      $     --       $    --         $     --
Lord Abbett Mid Cap Value Portfolio    2,389,129            --            --               --
MFS(R) Emerging Markets Equity.....    2,022,193       375,934            --               --
MFS(R) Research International......    8,460,330            --            --               --
Oppenheimer Capital Appreciation...    6,068,516            --            --               --
PIMCO Inflation Protected Bond.....    5,654,987            --            --               --
PIMCO Total Return.................   12,360,372            --            --               --
Pioneer Fund.......................      320,224        56,750            --               --
RCM Technology(7)..................    2,334,468            --            --          108,060
T. Rowe Price Mid Cap Growth.......    5,928,302            --            --               --
Third Avenue Small Cap Value.......    8,709,531            --            --               --
Turner Mid Cap Growth..............    2,255,859            --            --               --
Van Kampen Comstock................    6,849,608            --            --               --
Van Kampen Mid Cap Growth(8).......      483,646       127,383            --               --
MetLife Aggressive Strategy........      701,061        98,965            --               --
MetLife Balanced Strategy..........    3,127,701       166,290            --          246,817
MetLife Defensive Strategy.........      454,077       170,658            --               --
MetLife Growth Strategy............    3,009,601        98,229            --          178,334
MetLife Moderate Strategy..........    1,099,558            --            --           78,534
Strategic Conservative Growth......       11,819        11,819        24,846               --
Strategic Growth...................        6,329         6,329        30,336               --
Strategic Growth and Income........        9,280         9,280        27,385               --

                                                              10/31/06
                                    -------------------------------------------------------------
Met/AIM Capital Appreciation(8)....  $ 1,760,214      $     --       $    --         $     --
Pioneer Strategic Income(10).......    1,565,645            --            --               --

--------
(1)Formerly Neuberger Berman Real Estate.
(2)Formerly Federated High Yield.
(3)Formerly Mercury Large Cap Core.
(4)Formerly Janus Capital Appreciation.
(5)Formerly Met/AIM Mid Cap Core Equity.
(6)Formerly Legg Mason Aggressive Growth and Janus Aggressive Growth.
(7)Formerly RCM Global Technology.
(8)Formerly Lord Abbett Growth Opportunities.
(9)For the period from 11/1/06 through 12/31/06, fees paid to the Manager, any fee waivers or reimbursements and any deferred expense reimbursements were $251,836, $0, $0, $0, respectively.
(10)For the period from 11/1/06 through 12/31/06, fees paid to the Manager, any fee waivers or reimbursements and any deferred expense reimbursements were $288,983, $0, $0, $0, respectively.

                                                                12/31/05
                                      -------------------------------------------------------------
                                        Investment     Investment
                                      Management Fee Management Fee Other Expenses Deferred Expense
Portfolio                                  Paid          Waived       Reimbursed    Reimbursement
---------                             -------------- -------------- -------------- ----------------
Met/AIM Small Cap Growth.............   $4,065,172      $    --        $    --         $186,470
BlackRock High Yield(1)..............      555,974           --             --               --
BlackRock Large Cap Core Portfolio(2)      980,510           --             --               --
Clarion Global Real Estate(3)........    2,760,936           --             --               --
Dreman Small Cap Value...............       22,380       22,380         51,727               --

                                                             12/31/05
                                   -------------------------------------------------------------
                                     Investment     Investment
                                   Management Fee Management Fee Other Expenses Deferred Expense
Portfolio                               Paid          Waived       Reimbursed    Reimbursement
---------                          -------------- -------------- -------------- ----------------
Goldman Sachs Mid Cap Value.......  $ 2,377,124      $     --       $    --         $     --
Harris Oakmark International......    8,535,923            --            --               --
Janus Forty(4)....................    7,347,893            --            --               --
Lazard Mid Cap(5).................    2,171,692            --            --               --
Legg Mason Partners Aggressive
  Growth(6).......................    4,470,882            --            --           55,811
Legg Mason Partners Managed Assets    1,412,933            --            --               --
Legg Mason Value Equity(7)........        5,322         5,322        42,358               --
Lord Abbett Bond Debenture........    7,382,524            --            --               --
Lord Abbett Growth and Income.....   15,579,274            --            --               --
Lord Abbett Mid Cap Value.........    2,176,402            --            --               --
MFS(R) Research International.....    6,477,000            --            --          465,232
Oppenheimer Capital Appreciation..    5,967,811            --            --          527,389
PIMCO Inflation Protected Bond....    4,472,486            --            --               --
PIMCO Total Return................    9,764,321            --            --          232,938
Pioneer Fund......................      283,477            --            --               --
RCM Technology(8).................    1,874,614           973            --          296,190
T. Rowe Price Mid Cap Growth......    4,367,844            --            --            2,646
Third Avenue Small Cap Value......    5,688,594            --            --               --
Turner Mid Cap Growth.............    1,478,543            --            --               --
Van Kampen Comstock(9)............    3,209,721            --            --               --
Van Kampen Mid Cap Growth(10).....      424,159        33,406            --               --
MetLife Aggressive Strategy.......      510,587       122,410            --               --
MetLife Balanced Strategy.........    1,366,679        47,538            --               --
MetLife Defensive Strategy........      274,780       130,573            --               --
MetLife Growth Strategy...........    1,264,098        47,117            --               --
MetLife Moderate Strategy.........      822,266        45,545            --               --

                                                             10/31/05
                                   -------------------------------------------------------------
Met/AIM Capital Appreciation......  $ 1,932,760      $     --       $    --         $     --
Pioneer Strategic Income..........    1,076,933            --            --               --

--------
(1)Formerly Federated High Yield.
(2)Formerly Mercury Large Cap Core.
(3)Formerly Neuberger Berman Real Estate.
(4)Formerly Janus Capital Appreciation.
(5)Formerly Met/AIM Mid Cap Core Equity.
(6)Formerly Legg Mason Aggressive Growth and Janus Aggressive Growth.
(7)For the period from 11/1/05 through 12/31/05
(8)Formerly RCM Global Technology.
(9)For the period from 5/1/05 through 12/31/05
(10)Formerly Lord Abbett Growth Opportunities.

The Advisers

   Pursuant to an Advisory Agreement with the Manager, each Adviser to a Portfolio continuously furnishes an investment program for the Portfolio, makes investment decisions on behalf of the Portfolio, places all orders for the purchase and sale of investments for the Portfolio's account with brokers or dealers selected by such Adviser and may perform certain limited related administrative functions in connection therewith. For its services, the Manager pays each Adviser a fee based on a percentage of the average daily net assets of the Portfolios.

   Each Advisory Agreement will continue in force for two years from its commencement date, and from year to year thereafter, but only so long as its continuation as to a Portfolio is specifically approved at least annually
(i) by the Trustees or by the vote of a majority of the outstanding voting securities of the Portfolio, and (ii) by the vote of a majority of the Disinterested Trustees by votes cast in person at a meeting called for the purpose of voting on such approval. Each Advisory Agreement provides that it shall terminate automatically if assigned or if the Management Agreement with respect to the related Portfolio terminates, and that it may be terminated as to a Portfolio without penalty by the Manager, by the Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Portfolio on not less than 60 days' prior written notice to the Adviser or by the Adviser on not less than 90 days' prior written notice to the Manager, or upon such shorter notice as may be mutually agreed upon.

   Each Advisory Agreement provides that the Adviser shall not be subject to any liability to the Trust or the Manager for any act or omission in the course of or connected with rendering services thereunder in the absence of willful misconduct, bad faith, gross negligence or reckless disregard of its duties on the part of the Adviser.

   The Trust and the Manager have received an exemptive order from the Securities and Exchange Commission ("Multi-Manager Order"). The Multi-Manager Order permits the Manager, subject to approval of the Board of Trustees, to:
(i) select new or additional Advisers for the Trust's Portfolios; (ii) enter into new investment advisory agreements and materially modify existing investment advisory agreements; and (iii) terminate and replace the Advisers without obtaining approval of the relevant Portfolio's shareholders. In such circumstances, shareholders would receive notice of such action, including, if applicable, the information concerning the Adviser that normally is provided in a proxy statement. However, the Manager may not enter into an investment advisory agreement with an "affiliated person" of the Manager (as that term is defined in Section 2(a)(3) of the 1940 Act) ("Affiliated Adviser") unless the investment advisory agreement with the Affiliated Adviser, including compensation thereunder, is approved by the affected Portfolio's shareholders, including, in instances in which the investment advisory agreement pertains to a newly formed Portfolio, the Portfolio's initial shareholder. Although shareholder approval is not required for the termination of Advisory Agreements, shareholders of a Portfolio continue to have the right to terminate such Agreements for the Portfolio at any time by a vote of a majority of outstanding voting securities of the Portfolio.

   Pursuant to the Multi-Manager Order, the Manager, effective January 1, 2003, changed Advisers for the State Street Concentrated International Portfolio (now known as Harris Oakmark International Portfolio and MFS Mid Cap Growth Portfolio (now known as T. Rowe Price Mid Cap Growth Portfolio). Effective January 14, 2005, the Manager changed the Adviser to the PIMCO PEA Innovation Portfolio (now known as RCM Technology Portfolio). Effective December 19, 2005 the Manager changed the Adviser to the Met/AIM Mid Cap Core Equity Portfolio (now known as Lazard Mid Cap Portfolio). Effective August 21, 2006, the Manager changed the Adviser to the Federated High Yield Portfolio (now known as BlackRock High Yield Portfolio). Effective October 1, 2006 the Manager changed the Adviser to the Lord Abbett Growth Opportunities Portfolio (now known as Van Kampen Mid Cap Growth Portfolio). Effective October 1, 2006, the Manager changed the Adviser to the Janus Aggressive Growth Portfolio (now known as Legg Mason Partners Aggressive Growth Portfolio). Effective October 1, 2006, the Manager changed the Adviser to the Mercury Large Cap Core Portfolio (now known as BlackRock Large Cap Core Portfolio). Effective April 28, 2008, the Manager changed the Adviser to the Neuberger Berman Real Estate Portfolio (now known as Clarion Global Real Estate Portfolio). In approving new Advisers for these Portfolios, the Board especially reviewed each Portfolio's performance record and the replacement Adviser's management style and long-term performance record with comparable funds.

   Following are the Advisers to the Portfolios.

 Portfolio                                           Adviser(s)
 ---------                              -------------------------------------
 Met/AIM Capital Appreciation.......... Invesco Aim Capital Management, Inc.

 Met/AIM Small Cap Growth.............. Invesco Aim Capital Management, Inc.

 Batterymarch Growth and Income........ Batterymarch Financial Management,
                                        Inc.

 BlackRock High Yield.................. BlackRock Financial Management, Inc.

 BlackRock Large Cap Core.............. BlackRock Advisors, LLC

 Clarion Global Real Estate............ ING Clarion Real Estate Securities
                                        L.P.

 Dreman Small Cap Value................ Dreman Value Management LLC

 Met/Franklin Income Portfolio......... Franklin Advisers, Inc.

 Met/Franklin Mutual Shares Portfolio.. Franklin Mutual Advisers, Inc.

 Goldman Sachs Mid Cap Value........... Goldman Sachs Asset Management, L.P.

 Harris Oakmark International.......... Harris Associates L.P.

 Janus Forty........................... Janus Capital Management LLC

 Lazard Mid Cap........................ Lazard Asset Management LLC

 Legg Mason Partners Aggressive Growth. ClearBridge Advisors, LLC

 Legg Mason Partners Managed Assets.... Batterymarch Financial Management,
                                        Inc. Western Asset Management Company
                                        ClearBridge Advisors, LLC Legg Mason
                                        Global Asset Allocation, LLC

 Legg Mason Value Equity............... Legg Mason Capital Management, Inc.

 Loomis Sayles Global Markets.......... Loomis, Sayles & Company, L.P.

 Lord Abbett Bond Debenture............ Lord, Abbett & Co. LLC

 Lord Abbett Growth and Income......... Lord, Abbett & Co. LLC

 Lord Abbett Mid Cap Value............. Lord, Abbett & Co. LLC

 MFS(R) Emerging Markets Equity........ Massachusetts Financial Services
                                        Company

 MFS(R) Research International......... Massachusetts Financial Services
                                        Company

 Oppenheimer Capital Appreciation...... OppenheimerFunds, Inc.

 PIMCO Inflation Protected Bond........ Pacific Investment Management Company
                                        LLC

 PIMCO Total Return.................... Pacific Investment Management Company
                                        LLC

 Pioneer Fund.......................... Pioneer Investment Management, Inc.

 Pioneer Strategic Income.............. Pioneer Investment Management, Inc.

 RCM Technology........................ RCM Capital Management LLC

 Rainier Large Cap Equity.............. Rainier Investment Management, Inc.

 T. Rowe Price Mid Cap Growth.......... T. Rowe Price Associates, Inc.

 Met/Templeton Growth Portfolio........ Templeton Global Advisors Limited

 PORTFOLIO                                           ADVISER(S)
 ---------                              -------------------------------------
 Third Avenue Small Cap Value.......... Third Avenue Management LLC

 Turner Mid Cap Growth................. Turner Investment Partners, Inc.

 Van Kampen Comstock................... Morgan Stanley Investment Management
                                        Inc., d/b/a Van Kampen

 Van Kampen Mid Cap Growth............. Morgan Stanley Investment Management
                                        Inc., d/b/a Van Kampen

 Strategic Conservative Growth......... Gallatin Asset Management, Inc.

 Strategic Growth...................... Gallatin Asset Management, Inc.

 Strategic Growth and Income........... Gallatin Asset Management, Inc.

   The following table shows the fees paid with respect to the Portfolios to each Adviser (or prior Adviser) by the Manager or current affiliates of the Manager for the fiscal years ended December 31, 2007, December 31, 2006 and December 31, 2005 or October 31, 2006 and October 31, 2005, as noted.

   PORTFOLIO                                 12/31/07    12/31/06   12/31/05
   ---------                                ----------- ---------- ----------
   Met/AIM Capital Appreciation............ $   801,315        N/A        N/A
   Met/AIM Small Cap Growth................   4,559,184 $3,576,194 $2,834,581
   Batterymarch Growth and Income..........   1,417,674    949,401        N/A
   BlackRock High Yield(1).................     996,222    290,428    342,138
   BlackRock Large Cap Core(2).............   4,071,350    458,203    442,811
   Clarion Global Real Estate(3)...........   4,691,895  3,316,989  1,532,812
   Dreman Small Cap Value..................     806,960    211,455     12,198
   Goldman Sachs Mid Cap Value.............   2,268,730  1,830,295  1,413,714
   Harris Oakmark International............  12,208,040  8,552,546  5,580,751
   Janus Forty(4)..........................   3,551,570  3,604,800  3,967,827
   Lazard Mid Cap(5).......................   2,886,028  1,731,383  1,279,000
   Legg Mason Partners Aggressive Growth(6)   3,222,082  2,908,325  2,483,363
   Legg Mason Partners Managed Assets......     717,405    753,708    796,047
   Legg Mason Value Equity.................   5,414,178  2,428,561      3,422
   Loomis Sayles Global Markets............   3,346,169  1,260,814        N/A
   Lord Abbett Bond Debenture..............   4,342,335  3,793,129  3,267,233
   Lord Abbett Growth and Income...........   9,330,644  8,105,142  7,529,675
   Lord Abbett Mid Cap Value...............   2,047,158  1,508,695  1,377,786
   MFS(R) Emerging Markets.................   3,934,568  1,521,475        N/A
   MFS(R) Research International...........   7,344,285  5,533,253  4,287,870
   Oppenheimer Capital Appreciation........   3,194,424  3,475,880  3,374,156
   PIMCO Inflation Protected Bond..........   3,014,124  2,827,494  2,236,243
   PIMCO Total Return......................   9,007,007  6,180,187  4,882,160
   Pioneer Fund............................     175,854    160,112    141,738
   Pioneer Strategic Income................     926,013        N/A        N/A
   Rainier Large Cap Equity(11)............     364,808        N/A        N/A
   RCM Technology(7).......................   1,859,444  1,606,312  1,284,865
   T. Rowe Price Mid Cap Growth............   4,712,834  3,916,356  2,867,713
   Third Avenue Small Cap Value............   8,333,276  5,529,774  3,663,156
   Turner Mid Cap Growth...................   1,986,877  1,435,957    949,090
   Van Kampen Comstock.....................   5,731,603  4,000,299  1,899,968
   Van Kampen Mid Cap Growth(8)............     427,216    310,915    272,674

          PORTFOLIO                         12/31/07 12/31/06 12/31/05
          ---------                         -------- -------- --------
          Strategic Conservative Growth(12) $191,928 $  3,940      N/A
          Strategic Growth(12).............  184,970    3,093      N/A
          Strategic Growth and Income(12)..   85,526    2,110      N/A

                                                     10/31/06 10/31/05
                                                     -------- --------
          Met/AIM Capital Appreciation(9)..           824,884 $905,981
          Pioneer Strategic Income(10).....           751,048  502,569

--------
(1)Formerly Federated High Yield.
(2)Formerly Mercury Large Cap Core.
(3)Formerly Neuberger Berman Real Estate.
(4)Formerly Janus Capital Appreciation.
(5)Formerly Met/AIM Mid Cap Core Equity.
(6)Formerly Legg Mason Aggressive Growth and Janus Aggressive Growth.
(7)Formerly RCM Global Technology.
(8)Formerly Lord Abbett Growth Opportunities.
(9)For the period from 11/1/06 through 12/31/06, fees paid to the Adviser were $117,689.
(10)For the period from 11/1/06 through 12/31/06, fees paid to the Adviser were $141,412.
(11)For the period from 11/1/07 through 12/31/07.
(12)For the period from 11/1/06 through 12/31/06.

PORTFOLIO MANAGEMENT

   Appendix C to this Statement of Addition Information contains information regarding the committee members' or portfolio managers' compensation, other accounts managed and ownership of shares of the Portfolios to the extent applicable.

THE ADMINISTRATOR

   Pursuant to an administration agreement ("Administration Agreement"), State Street Bank and Trust Company ("Administrator") assists the Manager in the performance of its administrative services to the Trust and provides the Trust with other necessary administrative services. In addition, the Administrator makes available the office space, equipment, personnel and facilities required to provide such administrative services to the Trust.

   The Administrator was organized as a Massachusetts trust company. Its principal place of business is at 2 Avenue de Lafayette, Boston, Massachusetts 02111. Under the Administration Agreement, the Administrator is entitled to a fee from the Trust, which is calculated daily and paid monthly, at an annual rate of approximately 0.01% of the average daily net assets of each Portfolio of the Trust. The Administration Agreement is in effect until December 31, 2008 and continues in effect for successive periods of one year, unless terminated by any party upon not less than sixty (60) days' prior written notice to the other party. For the years ended December 31, 2007, December 31, 2006, and December 31, 2005, an aggregate of $2,506,645, $3,424,737, and $2,105,465, respectively, was paid to the Administrator.

   Effective May 1, 2006, the Met/AIM Capital Appreciation, BlackRock High Yield, Pioneer Fund, Pioneer Strategic Income, Dreman Small Cap Value, Janus Forty, BlackRock Large Cap Core and Legg Mason Partners Managed Assets Portfolio commenced operations as portfolios of the Trust. The predecessors of such Portfolios and certain other portfolios that no longer exist paid administration fees in 2005 in the aggregate amount of $1,114,719 and $336,527 for the period January 1, 2006 through April 30, 2006.

The Distributor

   With respect to the Portfolios, the Trust has distribution agreements with MetLife Investors Distribution Company ("MLIDC" or the "Distributor") in which MLIDC serves as the Distributor for the Trust's Class A, Class B, Class C and Class E shares. MLIDC is an affiliate of Metropolitan Life Insurance Company. MLIDC's address is 5 Park Plaza, Suite 1900, Irvine, California 92614.

   The Trust's distribution agreements with respect to the Class A, Class B, Class C and Class E shares ("Distribution Agreements") were initially approved by the Board of Trustees at Board meetings held on December 7, 2000 (Class A, Class B, Class C) and April 23, 2001 (Class E). The Distribution Agreements will remain in effect from year to year provided each Distribution Agreement's continuance is approved annually by (i) a majority of the Trustees who are not parties to such agreement or "interested persons" (as defined in the 1940 Act) of the Trust or a Portfolio and, if applicable, who have no direct or indirect financial interest in the operation of the Class B, Class C or Class E Distribution Plan or any such related agreement and (ii) either by vote of a majority of the Trustees or a majority of the outstanding voting securities (as defined in the 1940 Act) of the Trust.

   The Distributor or its affiliates for the Class A shares will pay for printing and distributing prospectuses or reports prepared for their use in connection with the offering of the Class A shares to prospective contract owners and qualified plan participants and preparing, printing and mailing any other literature or advertising in connection with the offering of the Class A shares to prospective contract owners and qualified plan participants.

   Pursuant to the Class B Distribution Plan, the Class C Distribution Plan and the Class E Distribution Plan, the Trust compensates the Distributor from assets attributable to the Class B, Class C and Class E shares, as applicable, for services rendered and expenses borne in connection with activities primarily intended to result in the sale of the Trust's Class B, Class C and Class E shares. It is anticipated that a portion of the amounts received by the Distributor will be used to defray various costs incurred or paid by the Distributor in connection with the printing and mailing of Trust prospectuses, statements of additional information and any supplements thereto and shareholder reports, and holding seminars and sales meetings with wholesale and retail sales personnel designed to promote the distribution of Class B, Class C and Class E shares. The Distributor may also use a portion of the amounts received to provide compensation to financial intermediaries and third-party broker-dealers for their services in connection with the distribution of the Class B, Class C and Class E shares.

   The Class B Distribution Plan, the Class C Distribution Plan and the Class E Distribution Plan provide that the Trust, on behalf of each Portfolio, may pay annually up to 0.50%, 1.00% and 0.25%, respectively, of the average daily net assets of a Portfolio attributable to its Class B shares, Class C shares and Class E shares, respectively, in respect to activities primarily intended to result in the sale of Class B, Class C and Class E shares. However, under the Distribution Agreements, payments to the Distributor for activities pursuant to the Class B Distribution Plan, the Class C Distribution Plan and the Class E Distribution Plan are limited to payments at an annual rate equal to 0.25%, 0.55% and 0.15%, respectively, of average daily net assets of a Portfolio attributable to its Class B shares, Class C shares and Class E shares, respectively. Under the terms of the Class B Distribution Plan, the Class C Distribution Plan and the Class E Distribution Plan and the related Distribution Agreements, each Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities (including Metropolitan Life Insurance Company and its affiliates) providing distribution and shareholder servicing with respect to the Class B, Class C and Class E shares for such entities' fees or expenses incurred or paid in that regard.

   Each of the Class B Distribution Plan, the Class C Distribution Plan and the Class E Distribution Plan is of a type known as a "compensation" plan because payments are made for services rendered to the Trust with respect to Class B, Class C and Class E shares regardless of the level of expenditures by the Distributor. The Trustees will, however, take into account such expenditures for purposes of reviewing operations under the Class B Distribution Plan, the Class C Distribution Plan and the Class E Distribution Plan and in connection with their annual consideration of the Class B Distribution Plan's, the Class C Distribution Plan's and the Class E Distribution Plan's renewal. The Distributor has indicated that it expects its expenditures to include, without limitation: (a) the printing and mailing of Trust prospectuses, statements of additional information, any supplements thereto and shareholder reports for prospective Contract owners with respect to the Class B, Class C and Class E shares of the Trust; (b) those relating to the development, preparation, printing and mailing of advertisements, sales literature and other promotional materials describing and/or relating to the Class B, Class C and Class E shares of the Trust; (c) holding seminars and sales meetings designed to promote the distribution of Class B, Class C and Class E shares of the Trust; (d) obtaining information and providing explanations to wholesale and retail distributors of contracts regarding Trust investment objectives and policies and other information about the Trust and its Portfolios, including the performance of the Portfolios; (e) training sales personnel regarding the Class B, Class C and Class E shares of the Trust; and (f) financing any other activity that the Distributor determines is primarily intended to result in the sale of Class B, Class C and Class E shares.

   A description of the Class B Distribution Plan with respect to the Class B shares and related services and fees thereunder is provided in the Prospectus for the Class B shares of the Portfolios. A description of the Class C Distribution Plan with respect to the Class C shares and related services and fees thereunder is provided in the Prospectus for the Class C shares of the Portfolios. On December 7, 2000, the Board of Trustees of the Trust, including the Disinterested Trustees unanimously approved the Class B Distribution Plan and the Class C Distribution Plan. A description of the Class E Distribution Plan with respect to the Class E shares and related services and fees thereunder is provided in the Prospectus for the Class E shares of the Portfolios. On April 23, 2001, the Board of Trustees of the Trust, including the Disinterested Trustees, unanimously approved the Class E Distribution Plan.

   The Class B Distribution Plan, the Class C Distribution Plan and the Class E Distribution Plan and any Rule 12b-1 related agreement that is entered into by the Trust or the Distributor of the Class B, Class C and Class E shares in connection with the Class B Distribution Plan, the Class C Distribution Plan and the Class E Distribution Plan will continue in effect for a period of more than one year only so long as continuance is specifically approved at least annually by vote of a majority of the Trust's Board of Trustees, and of a majority of the Disinterested Trustees, cast in person at a meeting called for the purpose of voting on the Class B Distribution Plan, the Class C Distribution Plan and the Class E Distribution Plan or any Rule 12b-1 related agreement, as applicable. In addition, the Class B Distribution Plan, the Class C Distribution Plan and the Class E Distribution Plan and any Rule 12b-1 related agreement may be terminated as to Class B, Class C or Class E shares of a Portfolio at any time, without penalty, by vote of a majority of the outstanding Class B, Class C or Class E shares of the Portfolio, as applicable, or by vote of a majority of the Disinterested Trustees. The Class B Distribution Plan, the Class C Distribution Plan and the Class E Distribution Plan each also provides that it may not be amended to increase materially the amount (up to 0.50% [1.00% with respect to Class C and 0.25% with respect to Class E] of average daily net assets annually) that may be spent for distribution of Class B, Class C and Class E shares of any Portfolio without the approval of Class B, Class C and Class E shareholders, as applicable, of that Portfolio.

   The Distributor for each class of shares will pay all fees and expenses in connection with its qualification and registration as a broker or dealer under federal and state laws. In the capacity of agent, the Distributor currently offers shares of each Portfolio on a continuous basis to the separate accounts of insurance companies offering the Contracts in all states in which the Portfolio or the Trust may from time to time be registered or where permitted by applicable law. The Distribution Agreements provide that the Distributor shall accept orders for shares at net asset value without a sales commission or sale load being charged. The Distributor has made no firm commitment to acquire shares of any Portfolio.

   The table below shows the amount paid by each Portfolio to the Distributor pursuant to the Class B and Class E Distribution Plans for the year ended December 31, 2007:*

                                                 Total Distribution
         Portfolio                             Fee Paid to Distributor
         ---------                             -----------------------
         Met/AIM Capital Appreciation.........       $    21,218
         Met/AIM Small Cap Growth.............           782,654
         BlackRock Large Cap Core.............           257,875
         Clarion Global Real Estate(1)........         1,637,003
         Goldman Sachs Mid Cap Value..........           522,560
         Harris Oakmark International.........         2,658,580
         Janus Forty..........................            22,495
         Lazard Mid Cap.......................           712,480
         Legg Mason Partners Aggressive Growth           603,989
         Legg Mason Value Equity..............           327,436
         Loomis Sayles Global Markets.........            63,543
         Lord Abbett Bond Debenture...........         2,047,665
         Lord Abbett Growth and Income........         4,064,072
         Lord Abbett Mid Cap Value............           995,362
         MFS(R) Emerging Markets..............            91,387
         MFS(R) Research International........         1,894,862
         Oppenheimer Capital Appreciation.....         1,379,516
         PIMCO Inflation Protected Bond.......           934,833
         PIMCO Total Return...................         3,211,973
         Rainier Large Cap Equity.............             1,285
         RCM Technology.......................           293,004
         T. Rowe Price Mid Cap Growth.........         1,261,869
         Third Avenue Small Cap Value.........         1,872,565
         Turner Mid Cap Growth................           189,747
         Van Kampen Comstock..................           398,539
         Van Kampen Mid Cap Growth............           163,644
         MetLife Aggressive Strategy..........         2,159,782
         MetLife Balanced Strategy............        15,106,598
         MetLife Defensive Strategy...........         1,685,339
         MetLife Growth Strategy..............        17,368,722
         MetLife Moderate Strategy............         4,948,645
         Strategic Conservative Growth........           673,750
         Strategic Growth.....................           392,509
         Strategic Growth and Income..........           650,175

--------
(1)Formerly Neuberger Berman Real Estate.
* Other than American Funds Bond Portfolio, American Funds Growth Portfolio, American Funds International Portfolio, American Funds Balanced Allocation Portfolio, American Funds Growth Allocation Portfolio and American Funds Moderate Allocation Portfolio, the Portfolios currently do not offer Class C shares.

   The amounts received by the Distributor have been used to defray various costs incurred or paid by the Distributor in connection with the printing and mailing of Trust prospectuses, statements of additional information and any supplements thereto and shareholder reports, and holding seminars and sales meetings with wholesale and retail sales personnel designed to promote the distribution of Class B and Class E shares.

Code of Ethics

   The Trust, its Manager, its Distributor, and each of its Advisers, have adopted Codes of Ethics pursuant to Rule 17j-1 under the 1940 Act. Each of these Codes of Ethics permits the personnel of their respective organizations to invest in securities for their own accounts, including securities that may be purchased or held by the Portfolios. A copy of each of the Codes of Ethics is on public file with, and is available from, the Securities and Exchange Commission.

Custodian

   State Street Bank and Trust Company ("State Street Bank"), located at 2 Avenue de Lafayette, Boston, Massachusetts 02111, serves as the custodian of the Trust. Under the custody agreement, State Street Bank holds the Portfolios' securities, provides fund accounting and keeps all necessary records and documents.

Transfer Agent

   Metropolitan Life Insurance Company, located at 501 Boylston Street, Boston, Massachusetts 02116 serves as transfer agent for the Trust.

Legal Matters

   Certain legal matters are passed on for the Trust by Sullivan & Worcester LLP, 1666 K Street, N.W., Washington, D.C. 20006.

Independent Registered Public Accounting Firm

   Deloitte & Touche LLP, located at 200 Berkeley Street, Boston Massachusetts, serves as the Trust's independent auditors.

                             REDEMPTION OF SHARES

   The Trust may suspend redemption privileges or postpone the date of payment on shares of the Portfolios for more than seven days during any period (1) when the New York Stock Exchange is closed or trading on that Exchange is restricted as determined by the Securities and Exchange Commission; (2) when an emergency exists, as defined by the Securities and Exchange Commission, which makes it not reasonably practicable for a Portfolio to dispose of securities owned by it or fairly to determine the value of its assets; or (3) as the Securities and Exchange Commission may otherwise permit.

   The value of the shares on redemption may be more or less than the shareholder's cost, depending upon the market value of the portfolio securities at the time of redemption.

                                NET ASSET VALUE

   The net asset value per share of each Portfolio is determined as of the close of regular trading of the New York Stock Exchange (currently 4:00 p.m., Eastern Time), each day that Exchange is open for trading. Currently, the New York Stock Exchange is closed on: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Portfolio securities for which the primary market is a domestic or foreign exchange will be valued at the last sale price on the day of valuation or, if there was no sale that day, at the last reported bid price, using prices as of the close of trading. Portfolio securities traded over-the-counter and reported on NASDAQ will report the Nasdaq Official Closing Price ("NOCP"). The NOCP will be calculated on each business day at 4:00:02 p.m. Eastern time as follows: (i) if the last traded price of a listed security reported by a Nasdaq member falls within the current best bid and ask price, then the NOCP will be the last traded price; (ii) if the last traded price falls outside of that range, however, the NOCP will be the last bid price (if higher) or the last ask price (if lower). Portfolio securities which are traded over-the-counter and not quoted on the NASDAQ System that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, will be valued at the most recently quoted bid price provided by the principal market makers.

   In the case of any securities which are not actively traded, reliable market quotations may not be considered to be readily available. These investments are stated at fair value as determined under the direction of the Trustees. Such fair value is expected to be determined by utilizing information furnished by a pricing service which determines valuations for normal, institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders.

   If any securities held by a Portfolio are restricted as to resale, their fair value will be determined following procedures approved by the Trustees. The fair value of such securities is generally determined as the amount which the Portfolio could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. The valuation procedures applied in any specific instance are likely to vary from case to case. However, consideration is generally given to the financial position of the issuer and other fundamental analytical data relating to the investment and to the nature of the restrictions on disposition of the securities (including any registration expenses that might be borne by the Portfolio in connection with such disposition). In addition, specific factors are also generally considered, such as the cost of the investment, the market value of any unrestricted securities of the same class (both at the time of purchase and at the time of valuation), the size of the holding, the prices of any recent transactions or offers with respect to such securities and any available analysts' reports regarding the issuer.

   Notwithstanding the foregoing, short-term debt securities with maturities of 60 days or less will be valued at amortized cost.

   Foreign securities traded outside the United States will be valued daily at their fair value according to procedures decided upon in good faith by the Trust's Board of Trustees. All securities and other assets of a Portfolio initially expressed in foreign currencies will be converted to U.S. dollar values at the mean of the bid and offer prices of such currencies against U.S. dollars quoted as designated on the Price Source Authorization Agreement between the Trust and its custodian on a valuation date by any recognized dealer.

   The Manager may, from time to time, under the general supervision of the Board of Trustees or the valuation committee, utilize the services of one or more pricing services available in valuating the assets of the Trust. The Manager will continuously monitor the performance of these services.

                             FEDERAL INCOME TAXES

   Each Portfolio, including each Underlying Portfolio, intends to qualify each year as a "regulated investment company" under the Code. By so qualifying, a Portfolio will not be subject to federal income taxes to the extent that its net investment income and net realized capital gains are distributed to its shareholders.

   In order to so qualify, a Portfolio must, among other things, (1) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stocks or securities or foreign currencies, or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stocks or securities, and net income derived from an interest in a qualified publicly traded partnership; and (2) diversify its holdings so that, at the end of each quarter of the Portfolio's taxable year, (a) at least 50% of the market value of the Portfolio's assets is represented by cash, government securities, securities of other regulated investment companies and other securities limited in respect of any one issuer to 5% of the value of the Portfolio's assets and to not more than 10% of the voting securities of such issuer, and (b) not more than 25% of the value of its assets is invested in securities of any one issuer (other than government securities or the securities of other regulated investment companies) or the securities of one or more qualified publicly traded partnerships. For this purpose, a qualified publicly traded partnership is any publicly traded partnership other than one whose income is derived almost entirely from income which would be qualified income for a regulated investment company (that is, dividends, interest, payments with respect to securities loans, gains from the disposition of stock or securities, and the like) in any event.

   As a regulated investment company, a Portfolio will not be subject to federal income tax on net investment income and capital gains (short- and long-term), if any, that it distributes to its shareholders if at least 90% of its net investment income and net short-term capital gains for the taxable year are distributed, but will be subject to tax at regular corporate rates on any income or gains that are not distributed. In general, dividends will be treated as paid when actually distributed, except that dividends declared in October, November or December and made payable to shareholders of record in such a month will be treated as having been paid by the Portfolio (and received by shareholders) on December 31, provided the dividend is paid in the following January. Each Portfolio intends to satisfy the distribution requirement in each taxable year.

   The Portfolios will not be subject to the 4% federal excise tax imposed on regulated investment companies that do not distribute all of their income and gains each calendar year because such tax does not apply to a regulated investment company whose only shareholders are either tax-exempt pension trusts or segregated asset accounts of life insurance companies held in connection with variable annuity and/or variable life insurance policies.

   The Trust intends to comply with section 817(h) of the Code and the regulations issued thereunder. As required by regulations under that section, the only shareholders of the Trust and its Portfolios will be life insurance company segregated asset accounts (also referred to as separate accounts) that fund variable life insurance or annuity contracts, tax-exempt pension trusts, and MetLife Investors USA Insurance Company, the initial shareholder of the Portfolios, and its affiliates. See the prospectus or other material for the Contracts for additional discussion of the taxation of segregated asset accounts and of the owner of the particular Contract described therein.

   Section 817(h) of the Code and Treasury Department regulations thereunder impose certain diversification requirements on the segregated asset accounts investing in the Portfolios of the Trust. These requirements, which are in addition to the diversification requirements applicable to the Trust under the 1940 Act and under the regulated investment company provisions of the Code, may limit the types and amounts of securities in which the Portfolios or Underlying Portfolios may invest. Failure to meet the requirements of section 817(h) could result in current taxation of the owner of the Contract on the income of the Contract. For this purpose, an investment in an Underlying Portfolio is treated not as a single investment but as an investment in each asset owned by the

Underlying Portfolio, so long as shares of the Underlying Portfolio are owned only by separate accounts of insurance companies, by qualified pension and retirement plans, and by a limited class of other investors. The Portfolios and Underlying Portfolios are and will be so owned. Thus so long as each Portfolio and Underlying Portfolio meets the section 817(h) diversification tests, each Contract will also meet those tests. See the prospectus for the Contracts.

   The Trust may therefore find it necessary to take action to ensure that a Contract continues to qualify as a Contract under federal tax laws. The Trust, for example, may be required to alter the investment objectives of a Portfolio or Underlying Portfolio or substitute the shares of one Portfolio or Underlying Portfolio for those of another. No such change of investment objectives or substitution of securities will take place without notice to the shareholders of the affected Portfolio and the approval of a majority of such shareholders and without prior approval of the Securities and Exchange Commission, to the extent legally required.

   In certain foreign countries, interest and dividends are subject to a tax which is withheld by the issuer. U.S. income tax treaties with certain countries reduce the rates of these withholding taxes. The Trust intends to provide the documentation necessary to achieve the lower treaty rate of withholding whenever applicable or to seek refund of amounts withheld in excess of the treaty rate.

   Portfolios that invest in foreign securities may purchase the securities of certain foreign investment funds or trusts called passive foreign investment companies. Such trusts have been the only or primary way to invest in certain countries. In addition to bearing their proportionate share of a Portfolio's expenses (management fees and operating expenses), shareholders will also indirectly bear similar expenses of such trusts. Capital gains on the sale of such holdings are considered ordinary income regardless of how long a Portfolio held its investment. In addition, a Portfolio could be subject to corporate income tax and an interest charge on certain dividends and capital gains earned from these investments, regardless of whether such income and gains are distributed to shareholders. To avoid such tax and interest, each Portfolio's investment adviser intends to treat these securities as sold on the last day of its fiscal year and recognize any gains for tax purposes at that time; deductions for losses are allowable only to the extent of any gains resulting from these deemed sales for prior taxable years. Such gains will be considered ordinary income, which a Portfolio will be required to distribute even though it has not sold the security.

   Income that Clarion Global Real Estate Portfolio derives from a company principally engaged in the real estate industry that is classified for federal tax purposes as a partnership (and not as a corporation, qualified publicly traded partnership or REIT) ("RE Partnership") will be treated under the Code as qualifying income under the income requirement only to the extent that income is attributable to the RE Partnership's income that would be qualifying income if realized directly by the Portfolio in the same manner as realized by the RE Partnership. The Internal Revenue Service also has issued numerous private letter rulings (which may not be relied on by taxpayers other than the addressees thereof but nevertheless indicate the Service's view of federal tax matters) holding that a regulated investment company that invests in a partnership should be treated as owning a proportionate share of the partnership's assets for purposes of the diversification requirement.

   Clarion Global Real Estate Portfolio may invest in REITs that hold residual interests in real estate mortgage investment conduits ("REMICs"). Under Treasury regulations that have not yet been issued but may apply retroactively, the portion of a REIT's income attributable to its residual interest in a REMIC (referred to in the Code as an "excess inclusion") will be subject to federal income tax and will be allocated to the REIT's shareholders in proportion to the dividends they receive. These regulations also are expected to provide that excess inclusion income of a regulated investment company, such as the Portfolio, will be allocated to its shareholders in proportion to the dividends they receive, with the same consequences as if they held the related REMIC residual interest directly. In general, excess inclusion income allocated to shareholders for a taxable year (1) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (2) will constitute unrelated business taxable income ("UBTI") to certain tax-exempt entities (including qualified pension plans, IRAs, Code section 401(k) plans, Keogh plans, and public charities), thereby potentially requiring such an entity that otherwise might not be required to file tax return for that year to file a tax return and pay tax on such income and (3) resulting in tax liability for a segregated asset account of an insurance company to which excess inclusion income is allocated. In addition, if at any time during any taxable year a "disqualified organization" (including governmental units, certain tax-exempt entities, and certain cooperatives) is a record holder of a share in a regulated investment company, then the regulated investment company will be subject to a tax equal to the portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization multiplied by the highest federal income tax rate imposed on corporations. The Portfolio does not intend to invest in REITs that have a substantial portion of their assets in residual interests of REMICs.

                 ORGANIZATION AND CAPITALIZATION OF THE TRUST

   The Trust is a Delaware business trust organized on July 27, 2000. A copy of the Trust's Agreement and Declaration of Trust, which is governed by Delaware law, is filed as an exhibit to the Trust's registration statement. The Trust is the successor to the Security First Trust and Cova Series Trust, the series of which were converted to Portfolios of the Trust, effective February 12, 2001. Effective May 1, 2002, Met/AIM Mid Cap Equity Portfolio changed its name to Met/AIM Mid Cap Core Equity Portfolio. Effective January 1, 2003, State Street Research Concentrated International Portfolio changed its name to Harris Oakmark International Portfolio and MFS Mid Cap Growth Portfolio changed its name to T. Rowe Price Mid Cap Growth Portfolio. Effective May 1, 2004, PIMCO Innovation Portfolio changed its name to PIMCO PEA Innovation Portfolio. Effective May 1, 2005, PIMCO PEA Innovation Portfolio changed its name to RCM Global Technology Portfolio and effective April 30, 2007, RCM Global Technology Portfolio changed its name to RCM Technology Portfolio. Effective December 19, 2005 Met/AIM Mid Cap Core Equity Portfolio changed its name to Lazard Mid Cap Portfolio. Effective August 21, 2006, Federated High Yield Portfolio changed its name to BlackRock High Yield Portfolio. Effective October 1, 2006, Lord Abbett Growth Opportunities Portfolio changed its name to Van Kampen Mid Cap Growth Portfolio. Effective October 1, 2006, Janus Aggressive Growth Portfolio changed its name to Legg Mason Aggressive Growth Portfolio and effective
April 30, 2007, Legg Mason Aggressive Growth Portfolio changed its name to Legg Mason Partners Aggressive Growth Portfolio. Effective October 1, 2006, Mercury Large Cap Core Portfolio changed its name to BlackRock Large Cap Core Portfolio. Effective April 30, 2007, Janus Capital Appreciation Portfolio changed its name to Janus Forty Portfolio. Effective April 28, 2008, Neuberger Berman Real Estate Portfolio changed its name to Clarion Global Real Estate Portfolio. The Trust is also the successor of Managed Assets Trust, Capital Appreciation Fund and certain portfolios of The Travelers Series Trust. Such funds were converted to Portfolios of the Trust, effective May 1, 2006.

   The Trustees of the Trust have authority to issue an unlimited number of shares of beneficial interest, par value $.001 per share, of one or more series. Currently, the Trustees have established and designated fifty-four series, fifty-two of which are currently being offered. Each series of shares represents the beneficial interest in a separate Portfolio of assets of the Trust, which is separately managed and has its own investment objective and policies. The Trustees of the Trust have authority, without the necessity of a shareholder vote, to establish additional portfolios and series of shares. The shares outstanding are, and those offered hereby when issued will be, fully paid and nonassessable by the Trust. The shares have no preemptive, conversion or subscription rights and are fully transferable.

   The Trust is authorized to issue four classes of shares (Class A, Class B, Class C and Class E) on behalf of each Portfolio. Lord Abbett Bond Debenture,
T. Rowe Price Mid Cap Growth The Prospectus for each Portfolio describes the classes of shares currently being offered. Class A shares are offered at net asset value and are not subject to distribution fees imposed pursuant to a distribution plan. Class B, Class C and Class E shares are offered at net asset value and are subject to distribution fees imposed pursuant to each Class' Distribution Plan adopted pursuant to Rule 12b-1 under the 1940 Act.

   Class A, Class B, Class C and Class E shares are currently offered under the Trust's multi-class distribution system approved by the Trust's Board of Trustees on December 7, 2000, which is designed to allow promotion of insurance products investing in the Trust through alternative distribution channels. Under the Trust's multi-class distribution system, shares of each class of a Portfolio represent an equal pro rata interest in that Portfolio and, generally, will have identical voting, dividend, liquidation, and other rights, other than the payment of distribution fees under the Distribution Plan.

   The Trust continuously offers its shares to separate accounts of insurance companies in connection with the Contracts. Class A, Class B, Class C and Class E shares currently are sold to insurance company separate accounts in connection with Contracts issued by the following affiliated insurance companies--Metropolitan Life Insurance Company, MetLife Investors Insurance Company, First MetLife Investors Insurance Company,

MetLife Investors USA Insurance Company, New England Financial Life Insurance Company, General American Life Insurance Company and MetLife Insurance Company of Connecticut (collectively, "MetLife"). As of December 31, 2007, MetLife owned substantially all of the Trust's outstanding Class A, Class B and Class E shares and, as a result, may be deemed to be a control person with respect to the Trust. No Class C shares were outstanding as of December 31, 2007.

   As a "series" type of mutual fund, the Trust issues separate series of share of beneficial interest with respect to each Portfolio. Each Portfolio resembles a separate fund issuing a separate class of stock. Because of current federal securities law requirements, the Trust expects that its shareholders will offer to owners of the Contracts ("Contract owners") the opportunity to instruct them as to how shares allocable to their Contracts will be voted with respect to certain matters, such as approval of investment advisory agreements. To the Trust's knowledge, as of December 31, 2007, none of the Contracts currently owned entitled any individual to give voting instructions regarding more than 5% of the outstanding shares of any Portfolio.

   The Trust may in the future offer its shares to separate accounts of other insurance companies. The Trust does not currently foresee any disadvantages to Contract owners arising from offering the Trust's shares to separate accounts of insurance companies that are unaffiliated with each other. However, it is theoretically possible that, at some time, the interests of various Contract owners participating in the Trust through their separate accounts might conflict. In the case of a material irreconcilable conflict, one or more separate accounts might withdraw their investments in the Trust, which would possibly force the Trust to sell portfolio securities at disadvantageous prices. The Trustees of the Trust intend to monitor events for the existence of any material irreconcilable conflicts between or among such separate accounts and will take whatever remedial action may be necessary.

   The assets received from the sale of shares of a Portfolio, and all income, earnings, profits and proceeds thereof, subject only to the rights of creditors, constitute the underlying assets of the Portfolio. The underlying assets of a Portfolio are required to be segregated on the Trust's books of account and are to be charged with the expenses with respect to that Portfolio. Any general expenses of the Trust not readily attributable to a Portfolio will be allocated by or under the direction of the Trustees in such manner as the Trustees determine to be fair and equitable, taking into consideration, among other things, the nature and type of expense and the relative sizes of the Portfolio and the other Portfolios.

   Each share has one vote, with fractional shares voting proportionately. Shareholders of a Portfolio are not entitled to vote on any matter that requires a separate vote of the shares of another Portfolio but which does not affect the Portfolio. The Trust's Agreement and Declaration of Trust does not require the Trust to hold annual meetings of shareholders. Thus, there will ordinarily be no annual shareholder meetings, unless otherwise required by the 1940 Act. The Trustees of the Trust may appoint their successors until fewer than a majority of the Trustees have been elected by shareholders, at which time a meeting of shareholders will be called to elect Trustees. Under the Agreement and Declaration of Trust, any Trustee may be removed by vote of the Trustees or vote of two-thirds of the outstanding shares of the Trust. Holders of 10% or more of the outstanding shares can require the Trustees to call a meeting of shareholders for the purpose of voting on the removal of one or more Trustees. If ten or more shareholders who have been such for at least six months and who hold in the aggregate shares with a net asset value of at least $25,000 inform the Trustees that they wish to communicate with other shareholders, the Trustees either will give such shareholders access to the shareholder lists or will inform them of the cost involved if the Trust forwards materials to the shareholders on their behalf. If the Trustees object to mailing such materials, they must inform the Securities and Exchange Commission and thereafter comply with the requirements of the 1940 Act.

                             FINANCIAL STATEMENTS

   The financial statements of the Met/AIM Capital Appreciation, Met/AIM Small Cap Growth, Batterymarch Growth and Income, BlackRock High Yield, BlackRock Large Cap Core Portfolio, Clarion Global Real Estate, Dreman Small Cap Value, Goldman Sachs Mid Cap Value, Harris Oakmark International, Janus Forty, Lazard Mid Cap, Legg Mason Partners Aggressive Growth, Legg Mason Partners Managed Assets, Legg Mason Value Equity, Loomis Sayles Global Markets, Lord Abbett Bond Debenture, Lord Abbett Growth and Income, Lord Abbett Mid Cap Value, MetLife Aggressive Strategy, MetLife Balanced Strategy, MetLife Defensive Strategy, MetLife Growth Strategy, MetLife Moderate Strategy, MFS(R) Emerging Markets Equity, MFS(R) Research International, Oppenheimer Capital Appreciation, PIMCO Inflation Protected Bond, PIMCO Total Return, Pioneer Fund, Pioneer Strategic Income, Rainier Large Cap Equity, RCM Technology, Strategic Conservative Growth, Strategic Growth, Strategic Growth and Income, T. Rowe Price Mid Cap Growth, Third Avenue Small Cap Value, Turner Mid Cap Growth, Van Kampen Comstock and Van Kampen Mid Cap Growth Portfolios for the year ended
December 31, 2007, including notes to the financial statements and financial highlights and the Report of Independent Registered Public Accounting Firm Deloitte & Touche LLP, are included in the Annual Report of the Trust, which is incorporated by reference in this Statement of Additional Information.

                                  APPENDIX A

                              Securities Ratings

Standard & Poor's Bond Ratings

   A Standard & Poor's corporate debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. Debt rated "AAA" has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong. Debt rated "AA" has a very strong capacity to pay interest and to repay principal and differs from the highest rated issues only in small degree. Debt rated "A" has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt of a higher rated category. Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and to repay principal for debt in this category than for higher rated categories. Bonds rated "BB", "B", "CCC" and "CC" are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. "BB" indicates the lowest degree of speculation and "CC" the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions. The rating "C" is reserved for income bonds on which no interest is being paid. Debt rated "D" is in default, and payment of interest and/or repayment of principal is in arrears. The ratings from "AA" to "B" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Moody's Bond Ratings

   Bonds which are rated "Aaa" are judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge." Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues. Bonds which are rated "Aa" are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities. Moody's applies numerical modifiers 1, 2 and 3 in the Aa and A rating categories. The modifier 1 indicates that the security ranks at a higher end of the rating category, modifier 2 indicates a mid-range rating and the modifier 3 indicates that the issue ranks at the lower end of the rating category. Bonds which are rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future. Bonds which are rated "Baa" are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well. Bonds which are rated "Ba" are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class. Bonds which are rated "B" generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small. Bonds which are rated "Caa" are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest. Bonds which are rated "Ca" represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings. Bonds which are rated "C" are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

STANDARD & POOR'S COMMERCIAL PAPER RATINGS

   "A" is the highest commercial paper rating category utilized by Standard & Poor's, which uses the numbers "1+", "1", "2" and "3" to denote relative strength within its "A" classification. Commercial paper issuers rated "A" by Standard & Poor's have the following characteristics. Liquidity ratios are better than industry average. Long-term debt rating is "A" or better. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow are in an upward trend. Typically, the issuer is a strong company in a well-established industry and has superior management. Issues rated "B" are regarded as having only an adequate capacity for timely payment. However, such capacity may be damaged by changing conditions or short-term adversities. The rating "C" is assigned to short-term debt obligations with a doubtful capacity for repayment. An issue rated "D" is either in default or is expected to be in default upon maturity.

MOODY'S COMMERCIAL PAPER RATINGS

   "Prime-1" is the highest commercial paper rating assigned by Moody's, which uses the numbers "1", "2" and "3" to denote relative strength within its highest classification of Prime. Commercial paper issuers rated Prime by Moody's have the following characteristics. Their short-term debt obligations carry the smallest degree of investment risk. Margins of support for current indebtedness are large or stable with cash flow and asset protection well assured. Current liquidity provides ample coverage of near-term liabilities and unused alternative financing arrangements are generally available. While protective elements may change over the intermediate or longer terms, such changes are most unlikely to impair the fundamentally strong position of short-term obligations.

   Fitch IBCA, Inc. Commercial Paper Ratings. Fitch Investors Service L.P. employs the rating F-1+ to indicate issues regarded as having the strongest degree of assurance for timely payment. The rating F-1 reflects an assurance of timely payment only slightly less in degree than issues rated F-1+, while the rating F-2 indicates a satisfactory degree of assurance for timely payment, although the margin of safety is not as great as indicated by the F-1+ and F-1 categories.

   Duff & Phelps Inc. Commercial Paper Ratings. Duff & Phelps Inc. employs the designation of Duff 1 with respect to top grade commercial paper and bank money instruments. Duff 1+ indicates the highest certainty of timely payment: short-term liquidity is clearly outstanding, and safety is just below risk-free U.S. Treasury short-term obligations. Duff 1- indicates high certainty of timely payment. Duff 2 indicates good certainty of timely payment: liquidity factors and company fundamentals are sound.

   Thomson BankWatch, Inc. ("BankWatch") Commercial Paper Ratings. BankWatch will assign both short-term debt ratings and issuer ratings to the issuers it rates. BankWatch will assign a short-term rating ("TBW-1", "TBW-2", "TBW-3", or "TBW-4") to each class of debt (e.g., commercial paper or non-convertible debt), having a maturity of one-year or less, issued by a holding company structure or an entity within the holding company structure that is rated by BankWatch. Additionally, BankWatch will assign an issuer rating ("A", "A/B", "B", "B/C", "C", "C/D", "D", "D/E", and "E") to each issuer that it rates.

   Various of the NRSROs utilize rankings within rating categories indicated by a + or -. The Portfolios, in accordance with industry practice, recognize such rankings within categories as graduations, viewing for example Standard & Poor's rating of A-1+ and A-1 as being in Standard & Poor's highest rating category.

                                  APPENDIX B
                     PROXY VOTING POLICIES AND PROCEDURES

                               INVESCO PERPETUAL

                        POLICY ON CORPORATE GOVERNANCE

1. INTRODUCTION

   INVESCO PERPETUAL (IP) has adopted a clear and considered policy towards its responsibility as a shareholder. As part of this policy, IP will take steps to satisfy itself about the extent to which the companies in which it invests comply with local recommendations and practices, such as the UK Combined Code issued by the Committee on Corporate Governance and/or the US Department of Labour Interpretive Bulletins.

2. RESPONSIBLE VOTING

   IP has a responsibility to optimise returns to its clients. As a core part of the investment process, Fund Managers will endeavour to establish a dialogue with management to promote company decision making that is in the best interests of shareholders, and is in accordance with good Corporate Governance principles.

   IP considers that shareholder activism is fundamental to good Corporate Governance. Whilst this does not entail intervening in daily management decisions, it does involve supporting general standards for corporate activity and, where necessary, taking the initiative to ensure those standards are met.

   One important means of putting shareholder responsibility into practice is via the exercising of voting rights. In deciding whether to vote shares, IP will take into account such factors as the likely impact of voting on management activity, and where expressed, the preference of clients. As a result of these two factors, IP will tend to vote on all UK and European shares, but to vote on a more selective basis on other shares. (See Appendix i--Voting on non-UK/European shares)

   IP considers that the voting rights attached to its clients' investments should be actively managed with the same duty of care as that applied to all other aspects of asset administration. As such, voting rights will be exercised on an informed and independent basis, and will not simply be passed back to the company concerned for discretionary voting by the Chairman. In doing this, IP will have in mind three objectives:

      i) To protect the rights of its clients

      ii) To minimise the risk of financial or business impropriety within the companies in which its clients are invested, and

      iii) To protect the long-term value of its clients' investments.

   It is important to note that, when exercising voting rights, a third option of abstention can also be used as a means of expressing dissatisfaction, or lack of support, to a Board on a particular issue. Additionally, in the event of a conflict of interest arising between IP and its clients over a specific issue, IP will either abstain or seek instruction from each client.

   IP will exercise actively the voting rights represented by the shares it manages on behalf of its investors.

   Note: Share Blocking

   Generally, IP will not vote where this results in shares being blocked from trading for a period of more than a few hours. IP considers that it is not in the interest of clients that their shares are blocked at a potentially sensitive time, such as that around a shareholder meeting.

3. VOTING PROCEDURES

   IP will endeavour to keep under regular review with trustees, depositaries and custodians the practical arrangements for circulating company resolutions and notices of meetings and for exercising votes in accordance with standing or special instructions.

   IP will endeavour to review regularly any standing or special instructions on voting and where possible, discuss with company representatives any significant issues.

   IP will take into account the implications of stock lending arrangements where this is relevant (that is, when stock is lent to the extent permitted by local regulations, the voting rights attaching to that stock pass to the borrower). If a stock is on loan and therefore cannot be voted, it will not necessarily be recalled in instances where we would vote with management. Individual IP Fund Managers enter securities lending arrangements at their own discretion and where they believe it is for the potential benefit of their investors.

4. DIALOGUE WITH COMPANIES

   IP will endeavour, where practicable in accordance with its investment processes, to enter into a dialogue with companies based on the mutual understanding of objectives. This dialogue is likely to include regular meetings with company representatives to explore any concerns about corporate governance where these may impact on the best interests of clients. In discussion with Company Boards and senior non-Executive Directors, IP will endeavour to cover any matters with particular relevance to shareholder value.

   Specifically when considering resolutions put to shareholders, IP will pay attention to the companies' compliance with the relevant local requirements. In addition, when analysing the company's prospects for future profitability and hence returns to shareholders, IP will take many variables into account, including but not limited to, the following:

    .  Nomination and audit committees

    .  Remuneration committee and directors' remuneration

    .  Board balance and structure

    .  Financial reporting principles

    .  Internal control system and annual review of its effectiveness

    .  Dividend and Capital Management policies

5. NON-ROUTINE RESOLUTIONS AND OTHER TOPICS

   These will be considered on a case-by-case basis and where proposals are put to the vote will require proper explanation and justification by (in most instances) the Board. Examples of such would be all SRI issues (i.e. those with social, environmental or ethical connotations), political donations, and any proposal raised by a shareholder or body of shareholders (typically a pressure group).

   Apart from the three fundamental voting objectives set out under 'Responsible Voting' above, considerations that IP might apply to non-routine proposals will include:

      i) The degree to which the company's stated position on the issue could affect its reputation and/or sales, or leave it vulnerable to boycott or selective purchasing

      ii) What other companies have done in response to the issue

      iii) Whether implementation would achieve the objectives sought in the proposal

      iv) Whether the matter is best left to the Board's discretion.

6. EVALUATION OF COMPANIES' CORPORATE GOVERNANCE ARRANGEMENTS

   IP will, when evaluating companies' governance arrangements, particularly those relating to board structure and composition, give due weight to all relevant factors drawn to their attention.

7. DISCLOSURE

   On request from clients, IP will in good faith provide records of voting instructions given to third parties such as trustees, depositaries and custodians provided that

      (i) in IP's discretion, to do so does not conflict with the best interests of other clients and

      (ii) it is understood that IP will not be held accountable for the expression of views within such voting instructions and

      (iii) IP are not giving any assurance nor undertaking any obligation to ensure that such instructions resulted in any votes actually being cast. Records of voting instructions within the immediate preceding 3 months will not normally be provided.

Note:The record of votes will reflect the voting instruction of the relevant
     Fund Manager. This may not be the same as votes actually cast as IP is entirely reliant on third parties complying promptly with such instructions to ensure that such votes are cast correctly. Accordingly, the provision of information relating to an instruction does not mean that a vote was actually cast, just that an instruction was given in accordance with a particular view taken.

                                  APPENDIX I

                       VOTING ON NON-UK/EUROPEAN SHARES

   When deciding whether to exercise the voting rights attached to its clients' non-UK/European shares, IP will take into consideration a number of factors. These will include:

    - the likely impact of voting on management activity, versus the cost to the client

    - the portfolio management restrictions (e.g. share blocking) that may result from voting

    -  the preferences, where expressed, of clients

   Generally, IP will vote on non-UK/European shares by exception only, except where the client or local regulator expressly requires voting on all shares.

SHARE BLOCKING

   Generally, IP will not vote where this results in shares being blocked from trading for a period of more than a few hours. IP considers that it is not in the interest of clients that their shares are blocked at a potentially sensitive time, such as that around a shareholder meeting.

AIM INVESTMENTS PROXY VOTING GUIDELINES
(Effective as of February 22, 2007)

   The following Proxy Voting Guidelines are applicable to all funds managed by AIM Advisors, Inc. ("AIM")./1/

INTRODUCTION

OUR BELIEF

   AIM's Trustees and investment professionals expect a high standard of corporate governance from the companies in our portfolios so that AIM may fulfill its fiduciary obligation to our fund shareholders. Well governed companies are characterized by a primary focus on the interests of shareholders, accountable boards of directors, ample transparency in financial disclosure, performance-driven cultures and appropriate consideration of all stakeholders. AIM believes well governed companies create greater shareholder wealth over the long term than poorly governed companies, so we endeavor to vote in a manner that increases the value of our investments and fosters good governance within our portfolio companies.

   In determining how to vote proxy issues, AIM considers the probable business consequences of each issue and votes in a manner designed to protect and enhance fund shareholders' interests. Our voting decisions are intended to enhance each company's total shareholder value over the funds' typical investment horizon.

   Proxy voting is an integral part of AIM's investment process. We believe that the right to vote proxies should be managed with the same care as all other elements of the investment process. The objective of AIM's proxy-voting activity is to promote good governance and advance the economic interests of our clients. At no time will AIM exercise its voting power to advance its own commercial interests, to pursue a social or political cause that is unrelated to our clients' economic interests, or to favor a particular client or business relationship to the detriment of others.

PROXY ADMINISTRATION

   The AIM Proxy Committee consists of seven members representing AIM's Legal, Compliance and Investments departments. AIM's Proxy Voting Guidelines are revised annually by the Proxy Committee, and are approved by the AIM Funds Boards of Trustees. The Proxy Committee implements the Guidelines and oversees proxy voting.

   The Proxy Committee has retained outside experts to assist with the analysis and voting of proxy issues. In addition to the advice offered by these experts, AIM uses information gathered from our own research, company managements, AIM's portfolio managers and outside shareholder groups to reach our voting decisions.

   Generally speaking, AIM's investment-research process leads us to invest in companies led by management teams we believe have the ability to conceive and execute strategies to outperform their competitors. We select companies for investment based in large part on our assessment of their management teams' ability to create shareholder wealth. Therefore, in formulating our proxy-voting decisions, AIM gives proper consideration to the recommendations of a company's Board of Directors.

IMPORTANT PRINCIPLES UNDERLYING THE AIM PROXY VOTING GUIDELINES

I. ACCOUNTABILITY

   Management teams of companies are accountable to their boards of directors, and directors of publicly held companies are accountable to their shareholders. AIM endeavors to vote the proxies of its portfolio companies in a manner that will reinforce the notion of a board's accountability to its shareholders. Consequently, AIM votes against any actions that would impair the rights of shareholders or would reduce shareholders' influence over the board or over management.

   The following are specific voting issues that illustrate how AIM applies this principle of accountability.

    . ELECTIONS OF DIRECTORS. In uncontested director elections for companies that do not have a controlling shareholder, AIM votes in favor of slates if they are comprised of at least a majority of independent directors and if the boards' key committees are fully independent. Key committees include the Audit, Compensation and Governance or Nominating Committees. AIM's standard of independence excludes directors who, in addition to the directorship, have any material business or family relationships with the companies they serve.

       Contested director elections are evaluated on a case-by-case basis and are decided within the context of AIM's investment thesis on a company.

    . DIRECTOR PERFORMANCE. AIM withholds votes from directors who exhibit a lack of accountability to shareholders, either through their level of attendance at meetings or by enacting egregious corporate-governance or other policies. In cases of material financial restatements, accounting fraud, habitually late filings, adopting shareholder rights plan ("poison pills") without shareholder approval, or other areas of poor performance, AIM may withhold votes from some or all of a company's directors. In situations where directors' performance is a concern, AIM may also support shareholder proposals to take corrective actions such as so-called "clawback" provisions.

    . AUDITORS AND AUDIT COMMITTEE MEMBERS. AIM believes a company's Audit Committee has a high degree of responsibility to shareholders in matters of financial disclosure, integrity of the financial statements and effectiveness of a company's internal controls. Independence, experience and financial expertise are critical elements of a well-functioning Audit Committee. When electing directors who are members of a company's Audit Committee, or when ratifying a company's auditors, AIM considers the past performance of the Committee and holds its members accountable for the quality of the company's financial statements and reports.

    . MAJORITY STANDARD IN DIRECTOR ELECTIONS. The right to elect directors is the single most important mechanism shareholders have to promote accountability. AIM supports the nascent effort to reform the U.S. convention of electing directors, and votes in favor of proposals to elect directors by a majority vote.

    . CLASSIFIED BOARDS. AIM supports proposals to elect directors annually instead of electing them to staggered multi-year terms because annual elections increase a board's level of accountability to its shareholders.

    . SUPERMAJORITY VOTING REQUIREMENTS. Unless proscribed by law in the state of incorporation, AIM votes against actions that would impose any supermajority voting requirement, and supports actions to dismantle existing supermajority requirements.

    . RESPONSIVENESS. AIM withholds votes from directors who do not adequately respond to shareholder proposals that were approved by a majority of votes cast the prior year.

    . CUMULATIVE VOTING. The practice of cumulative voting can enable minority shareholders to have representation on a company's board. AIM supports proposals to institute the practice of cumulative voting at companies whose overall corporate-governance standards indicate a particular need to protect the interests of minority shareholders.

    . SHAREHOLDER ACCESS. On business matters with potential financial consequences, AIM votes in favor of proposals that would increase shareholders' opportunities to express their views to boards of directors, proposals that would lower barriers to shareholder action and proposals to promote the adoption of generally accepted best practices in corporate governance.

II. INCENTIVES

   AIM believes properly constructed compensation plans that include equity ownership are effective in creating incentives that induce managements and employees of our portfolio companies to create greater shareholder wealth. AIM supports equity compensation plans that promote the proper alignment of incentives, and votes against plans that are overly dilutive to existing shareholders, plans that contain objectionable structural features, and plans that appear likely to reduce the value of the fund's investment.

   Following are specific voting issues that illustrate how AIM evaluates incentive plans.

    . EXECUTIVE COMPENSATION. AIM evaluates compensation plans for executives within the context of the company's performance under the executives' tenure. AIM believes independent compensation committees are best positioned to craft executive-compensation plans that are suitable for their company-specific circumstances. We view the election of those independent compensation committee members as the appropriate mechanism for shareholders to express their approval or disapproval of a company's compensation practices. Therefore, AIM generally does not support shareholder proposals to limit or eliminate certain forms of executive compensation. In the interest of reinforcing the notion of a compensation committee's accountability to shareholders, AIM supports proposals requesting that companies subject each year's compensation record to an advisory shareholder vote, or so-called "say on pay" proposals.

    . EQUITY-BASED COMPENSATION PLANS. When voting to approve or reject equity-based compensation plans, AIM compares the total estimated cost of the plans, including stock options and restricted stock, against a carefully selected peer group and uses multiple performance metrics that help us determine whether the incentive structures in place are creating genuine shareholder wealth. Regardless of a plan's estimated cost relative to its peer group, AIM votes against plans that contain structural features that would impair the alignment of incentives between shareholders and management. Such features include the ability to reprice or reload options without shareholder approval, the ability to issue options below the stock's current market price, or the ability to automatically replenish shares without shareholder approval.

    . EMPLOYEE STOCK-PURCHASE PLANS. AIM supports employee stock-purchase plans that are reasonably designed to provide proper incentives to a broad base of employees, provided that the price at which employees may acquire stock is at most a 15 percent discount from the market price.

    . SEVERANCE AGREEMENTS. AIM generally votes in favor of proposals requiring advisory shareholder ratification of executives' severance agreements. However, we oppose proposals requiring such agreements to be ratified by shareholders in advance of their adoption.

III. CAPITALIZATION

   Examples of management proposals related to a company's capital structure include authorizing or issuing additional equity capital, repurchasing outstanding stock, or enacting a stock split or reverse stock split. On requests for additional capital stock, AIM analyzes the company's stated reasons for the request. Except where the request could adversely affect the fund's ownership stake or voting rights, AIM generally supports a board's decisions on its needs for additional capital stock. Some capitalization proposals require a case-by-case analysis within the context of AIM's investment thesis on a company. Examples of such proposals include authorizing common or preferred stock with special voting rights, or issuing additional stock in connection with an acquisition.

IV. MERGERS, ACQUISITIONS AND OTHER CORPORATE ACTIONS

   Issuers occasionally require shareholder approval to engage in certain corporate actions such as mergers, acquisitions, name changes, dissolutions, reorganizations, divestitures and reincorporations. AIM analyzes these proposals within the context of our investment thesis on the company, and determines its vote on a case-by-case basis.

V. ANTI-TAKEOVER MEASURES

   Practices designed to protect a company from unsolicited bids can adversely affect shareholder value and voting rights, and they create conflicts of interests among directors, management and shareholders. Except under special issuer-specific circumstances, AIM votes to reduce or eliminate such measures. These measures include adopting or renewing "poison pills", requiring supermajority voting on certain corporate actions, classifying the election of directors instead of electing each director to an annual term, or creating separate classes of common or preferred stock with special voting rights. AIM generally votes against management proposals to impose these types of measures, and generally votes for shareholder proposals designed to reduce such measures. AIM supports shareholder proposals directing companies to subject their anti-takeover provisions to a shareholder vote.

VI. SHAREHOLDER PROPOSALS ON CORPORATE GOVERNANCE

   AIM generally votes for shareholder proposals that are designed to protect shareholder rights if a company's corporate-governance standards indicate that such additional protections are warranted.

VII. SHAREHOLDER PROPOSALS ON SOCIAL RESPONSIBILITY

   The potential costs and economic benefits of shareholder proposals seeking to amend a company's practices for social reasons are difficult to assess. Analyzing the costs and economic benefits of these proposals is highly subjective and does not fit readily within our framework of voting to create greater shareholder wealth over AIM's typical investment horizon. Therefore, AIM abstains from voting on shareholder proposals deemed to be of a purely social, political or moral nature.

VIII. ROUTINE BUSINESS MATTERS

   Routine business matters rarely have a potentially material effect on the economic prospects of fund holdings, so we generally support the board's discretion on these items. However, AIM votes against proposals where there is insufficient information to make a decision about the nature of the proposal. Similarly, AIM votes against proposals to conduct other unidentified business at shareholder meetings.

SUMMARY

   These Guidelines provide an important framework for making proxy-voting decisions, and should give fund shareholders insight into the factors driving AIM's decisions. The Guidelines cannot address all potential proxy issues, however. Decisions on specific issues must be made within the context of these Guidelines and within the context of the investment thesis of the funds that own the company's stock. Where a different investment thesis is held by portfolio managers who may hold stocks in common, AIM may vote the shares held on a fund-by-fund basis.

EXCEPTIONS

   In certain circumstances, AIM may refrain from voting where the economic cost of voting a company's proxy exceeds any anticipated benefits of that proxy proposal.

SHARE-LENDING PROGRAMS

   One reason that some portion of AIM's position in a particular security might not be voted is the securities lending program. When securities are out on loan and earning fees for the lending fund, they are transferred into the borrower's name. Any proxies during the period of the loan are voted by the borrower. The lending fund would have to terminate the loan to vote the company's proxy, an action that is not generally in the best economic interest of fund shareholders. However, whenever AIM determines that the benefit to shareholders of voting a particular proxy outweighs the revenue lost by terminating the loan, we recall the securities for the purpose of voting the fund's full position.

"SHARE-BLOCKING"

   Another example of a situation where AIM may be unable to vote is in countries where the exercise of voting rights requires the fund to submit to short-term trading restrictions, a practice known as "share-blocking." AIM generally refrains from voting proxies in share-blocking countries unless the portfolio manager determines that the benefit to fund shareholders of voting a specific proxy outweighs the fund's temporary inability to sell the security.

INTERNATIONAL CONSTRAINTS

   An additional concern that sometimes precludes our voting non-U.S. proxies is our inability to receive proxy materials with enough time and enough information to make a voting decision. In the great majority of instances, however, we are able to vote non-U.S. proxies successfully. It is important to note that AIM makes voting decisions for non-U.S. issuers using these Proxy Voting Guidelines as our framework, but also takes into account the corporate-governance standards, regulatory environment and generally accepted best practices of the local market.

EXCEPTIONS TO THESE GUIDELINES

   AIM retains the flexibility to accommodate company-specific situations where strictly adhering to the Guidelines would lead to a vote that the AIM Proxy Committee deems not to be in the best interest of the funds' shareholders. In these situations, the Proxy Committee will vote the proxy in the manner deemed to be in the best interest of the funds' shareholders, and will promptly inform the funds' Boards of Trustees of such vote and the circumstances surrounding it.

RESOLVING POTENTIAL CONFLICTS OF INTEREST

   A potential conflict of interest arises when AIM votes a proxy for an issuer with which it also maintains a material business relationship. Examples could include issuers that are distributors of AIM's products, or issuers that employ AIM to manage portions of their retirement plans or treasury accounts. AIM reviews each proxy proposal to assess the extent, if any, to which there may be a material conflict between the interests of the fund shareholders and AIM.

   AIM takes reasonable measures to determine whether a potential conflict may exist. A potential conflict is deemed to exist only if one or more of the Proxy Committee members actually knew or should have known of the potential conflict.

   If a material potential conflict is deemed to exist, AIM may resolve the potential conflict in one of the following ways: (1) if the proposal that gives rise to the potential conflict is specifically addressed by AIM's Proxy Voting Guidelines, AIM may vote the proxy in accordance with the predetermined Guidelines; (2) AIM may engage an independent third party to determine how the proxy should be voted; or (3) AIM may establish an ethical wall or other informational barrier between the persons involved in the potential conflict and the persons making the proxy-voting decision in order to insulate the potential conflict from the decision makers.

   Because the Guidelines are pre-determined and crafted to be in the best economic interest of shareholders, applying the Guidelines to vote client proxies should, in most instances, adequately resolve any potential conflict of interest. As an additional safeguard against potential conflicts, persons from AIM's marketing, distribution and other customer-facing functions are precluded from becoming members of the AIM Proxy Committee.

   On a quarterly basis, the AIM Funds Boards of Trustees review a report from AIM's Internal Compliance Controls Committee. The report contains a list of all known material business relationships that AIM maintains with publicly traded issuers. That list is cross-referenced with the list of proxies voted over the period. If there are any instances where AIM's voting pattern on the proxies of its material business partners is inconsistent with its voting pattern on all other issuers, they are brought before the Trustees and explained by the Chairman of the AIM Proxy Committee.

   PERSONAL CONFLICTS OF INTEREST. If any member of the AIM Proxy Committee has a personal conflict of interest with respect to a company or an issue presented for voting, that Committee member will inform the Committee of such conflict and will abstain from voting on that company or issue.

   FUNDS OF FUNDS. Some AIM funds offering diversified asset allocation within one investment vehicle own shares in other AIM funds. A potential conflict of interest could arise if an underlying AIM fund has a shareholder meeting with any proxy issues to be voted on, because AIM's asset-allocation funds or target-maturity funds may be large shareholders of the underlying fund. In order to avoid any potential for a conflict, the asset-allocation funds and target maturity funds vote their shares in the same proportion as the votes of the external shareholders of the underlying fund.

POLICIES AND VOTE DISCLOSURE

   A copy of these Proxy Voting Guidelines and the voting record of each AIM fund are available on our web site, WWW.AIMINVESTMENTS.COM. In accordance with Securities and Exchange Commission regulations, all funds file a record of all proxy-voting activity for the prior 12 months ending June 30th. That filing is made on or before August 31st of each year.

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FOOTNOTES

1. AIM funds not managed by A I M Advisors, Inc., are governed by the proxy voting policies of their respective advisers.

To see the Proxy Voting Guidelines applicable to the AIM TRIMARK ENDEAVOR FUND, the AIM TRIMARK FUND or the AIM TRIMARK SMALL COMPANIES FUND, click HERE (hyperlink to AIM Funds Management Inc.'s proxy policy).

To see the Proxy Voting Guidelines applicable to the AIM INTERNATIONAL TOTAL RETURN FUND, click HERE (hyperlink to INVESCO Asset Management Limited's proxy policy).

To see the Proxy Voting Guidelines applicable to the AIM JAPAN FUND, click HERE (hyperlink to INVESCO Asset Management (Japan) Limited's proxy policy).

To see the Proxy Voting Guidelines applicable to the AIM CHINA FUND, click HERE (hyperlink to INVESCO Hong Kong Limited's proxy policy).

To see the Proxy Voting Guidelines applicable to the AIM LIBOR ALPHA FUND, the AIM FLOATING RATE FUND, the AIM GLOBAL REAL ESTATE FUND, the AIM INTERNATIONAL CORE EQUITY FUND, the AIM REAL ESTATE FUND, the AIM S&P 500 INDEX FUND, the AIM SELECT REAL ESTATE INCOME FUND, the AIM STRUCTURED CORE FUND, the AIM STRUCTURED GROWTH FUND, the AIM STRUCTURED VALUE FUND, the AIM V.I. GLOBAL REAL ESTATE FUND, or the AIM V.I. INTERNATIONAL CORE EQUITY FUND, click HERE (hyperlink to INVESCO Institutional (N.A.), Inc.'s proxy policy).

                         PROXY POLICIES AND PROCEDURES
                         (AS AMENDED OCTOBER 1, 2005)

A. PROXY POLICIES

   Each of A I M Advisors, Inc., A I M Capital Management, Inc. and AIM Private Asset Management, Inc. (each an "AIM Advisor" and collectively "AIM") has the fiduciary obligation to, at all times, make the economic best interest of advisory clients the sole consideration when voting proxies of companies held in client accounts. As a general rule, each AIM Advisor shall vote against any actions that would reduce the rights or options of shareholders, reduce shareholder influence over the board of directors and management, reduce the alignment of interests between management and shareholders, or reduce the value of shareholders' investments. At the same time, AIM believes in supporting the management of companies in which it invests, and will accord proper weight to the positions of a company's board of directors, and the AIM portfolio managers who chose to invest in the companies. Therefore, on most issues, our votes have been cast in accordance with the recommendations of the company's board of directors, and we do not currently expect that trend to change. Although AIM's proxy voting policies are stated below, AIM's proxy committee considers all relevant facts and circumstances, and retains the right to vote proxies as deemed appropriate.

   I. BOARDS OF DIRECTORS

   A board that has at least a majority of independent directors is integral to good corporate governance. Key board committees, including audit, compensation and nominating committees, should be completely independent.

   There are some actions by directors that should result in votes being withheld. These instances include directors who:

    . Are not independent directors and (a) sit on the board's audit, compensation or nominating committee, or (b) sit on a board where the majority of the board is not independent;

    . Attend less than 75 percent of the board and committee meetings without a valid excuse;

    .  It is not clear that the director will be able to fulfill his function;

    .  Implement or renew a dead-hand or modified dead-hand poison pill;

    . Enacted egregious corporate governance or other policies or failed to replace management as appropriate;

    . Have failed to act on takeover offers where the majority of the shareholders have tendered their shares; or

    . Ignore a shareholder proposal that is approved by a majority of the shares outstanding.

   Votes in a contested election of directors must be evaluated on a case-by-case basis, considering the following factors:

    . Long-term financial performance of the target company relative to its industry;

    .  Management's track record;

    .  Portfolio manager's assessment;

    .  Qualifications of director nominees (both slates);

    . Evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and

    .  Background to the proxy contest.

                                                                      EXHIBIT A


   II. INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

   A company should limit its relationship with its auditors to the audit engagement, and certain closely related activities that do not, in the aggregate, raise an appearance of impaired independence. We will support the reappointment of the company's auditors unless:

    .  It is not clear that the auditors will be able to fulfill their function;

    . There is reason to believe the independent auditors have rendered an opinion that is neither accurate nor indicative of the company's financial position; or

    . The auditors have a significant professional or personal relationship with the issuer that compromises the auditors' independence.

   III. COMPENSATION PROGRAMS

   Appropriately designed equity-based compensation plans, approved by shareholders, can be an effective way to align the interests of long-term shareholders and the interests of management, employees and directors. Plans should not substantially dilute shareholders' ownership interests in the company, provide participants with excessive awards or have objectionable structural features. We will consider all incentives, awards and compensation, and compare them to a company-specific adjusted allowable dilution cap and a weighted average estimate of shareholder wealth transfer and voting power dilution.

    . We will generally vote against equity-based plans where the total dilution (including all equity-based plans) is excessive.

    . We will support the use of employee stock purchase plans to increase company stock ownership by employees, provided that shares purchased under the plan are acquired for no less than 85% of their market value.

    . We will vote against plans that have any of the following structural features: ability to re-price underwater options without shareholder approval, ability to issue options with an exercise price below the stock's current market price, ability to issue reload options, or automatic share replenishment ("evergreen") feature.

    . We will vote for proposals to reprice options if there is a value-for-value (rather than a share-for-share) exchange.

    . We will generally support the board's discretion to determine and grant appropriate cash compensation and severance packages.

   IV. CORPORATE MATTERS

   We will review management proposals relating to changes to capital structure, reincorporation, restructuring and mergers and acquisitions on a case by case basis, considering the impact of the changes on corporate governance and shareholder rights, anticipated financial and operating benefits, portfolio manager views, level of dilution, and a company's industry and performance in terms of shareholder returns.

    . We will vote for merger and acquisition proposals that the proxy committee and relevant portfolio managers believe, based on their review of the materials, will result in financial and operating benefits, have a fair offer price, have favorable prospects for the combined companies, and will not have a negative impact on corporate governance or shareholder rights.

    . We will vote against proposals to increase the number of authorized shares of any class of stock that has superior voting rights to another class of stock.

                                                                      EXHIBIT A


    . We will vote for proposals to increase common share authorization for a stock split, provided that the increase in authorized shares would not result in excessive dilution given a company's industry and performance in terms of shareholder returns.

    . We will vote for proposals to institute open-market share repurchase plans in which all shareholders participate on an equal basis.

   V. SHAREHOLDER PROPOSALS

   Shareholder proposals can be extremely complex, and the impact on share value can rarely be anticipated with any high degree of confidence. The proxy committee reviews shareholder proposals on a case-by-case basis, giving careful consideration to such factors as: the proposal's impact on the company's short-term and long-term share value, its effect on the company's reputation, the economic effect of the proposal, industry and regional norms applicable to the company, the company's overall corporate governance provisions, and the reasonableness of the request.

    . We will generally abstain from shareholder social and environmental proposals.

    . We will generally support the board's discretion regarding shareholder proposals that involve ordinary business practices.

    . We will generally vote for shareholder proposals that are designed to protect shareholder rights if the company's corporate governance standards indicate that such additional protections are warranted.

    . We will generally vote for proposals to lower barriers to shareholder action.

    . We will generally vote for proposals to subject shareholder rights plans to a shareholder vote. In evaluating these plans, we give favorable consideration to the presence of "TIDE" provisions (short-term sunset provisions, qualified bid/permitted offer provisions, and/or mandatory review by a committee of independent directors at least every three years).

   VI. OTHER

    . We will vote against any proposal where the proxy materials lack sufficient information upon which to base an informed decision.

    . We will vote against any proposals to authorize the proxy to conduct any other business that is not described in the proxy statement.

    . We will vote any matters not specifically covered by these proxy policies and procedures in the economic best interest of advisory clients.

   AIM's proxy policies, and the procedures noted below, may be amended from time to time.

B. PROXY COMMITTEE PROCEDURES

   The proxy committee currently consists of representatives from the Legal and Compliance Department, the Investments Department and the Finance Department.

   The committee members review detailed reports analyzing the proxy issues and have access to proxy statements and annual reports. Committee members may also speak to management of a company regarding proxy issues and should share relevant considerations with the proxy committee. The committee then discusses the issues and determines the vote. The committee shall give appropriate and significant weight to portfolio managers' views regarding a proposal's impact on shareholders. A proxy committee meeting requires a quorum of three committee members, voting in person or by e-mail.

                                                                      EXHIBIT A


   AIM's proxy committee shall consider its fiduciary responsibility to all clients when addressing proxy issues and vote accordingly. The proxy committee may enlist the services of reputable outside professionals and/or proxy evaluation services, such as Institutional Shareholder Services or any of its subsidiaries ("ISS"), to assist with the analysis of voting issues and/or to carry out the actual voting process. To the extent the services of ISS or another provider are used, the proxy committee shall periodically review the policies of that provider. The proxy committee shall prepare a report for the Funds' Board of Trustees on a periodic basis regarding issues where AIM's votes do not follow the recommendation of ISS or another provider because AIM's proxy policies differ from those of such provider.

   In addition to the foregoing, the following shall be strictly adhered to unless contrary action receives the prior approval of the Funds' Board of
Trustees:

    1. Other than by voting proxies and participating in Creditors' committees, AIM shall not engage in conduct that involves an attempt to change or influence the control of a company.

    2. AIM will not publicly announce its voting intentions and the reasons therefore.

    3. AIM shall not participate in a proxy solicitation or otherwise seek proxy-voting authority from any other public company shareholder.

    4. All communications regarding proxy issues between the proxy committee and companies or their agents, or with fellow shareholders shall be for the sole purpose of expressing and discussing AIM's concerns for its advisory clients' interests and not for an attempt to influence or control management.

C. BUSINESS/DISASTER RECOVERY

   If the proxy committee is unable to meet due to a temporary business interruption, such as a power outage, a sub-committee of the proxy committee, even if such subcommittee does not constitute a quorum of the proxy committee, may vote proxies in accordance with the policies stated herein. If the sub-committee of the proxy committee is not able to vote proxies, the sub-committee shall authorize ISS to vote proxies by default in accordance with ISS' proxy policies and procedures, which may vary slightly from AIM's.

D. RESTRICTIONS AFFECTING VOTING

   If a country's laws allow a company in that country to block the sale of the company's shares by a shareholder in advance of a shareholder meeting, AIM will not vote in shareholder meetings held in that country, unless the company represents that it will not block the sale of its shares in connection with the meeting. Administrative or other procedures, such as securities lending, may also cause AIM to refrain from voting. Although AIM considers proxy voting to be an important shareholder right, the proxy committee will not impede a portfolio manager's ability to trade in a stock in order to vote at a shareholder meeting.

E. CONFLICTS OF INTEREST

   The proxy committee reviews each proxy to assess the extent to which there may be a material conflict between AIM's interests and those of advisory clients. A potential conflict of interest situation may include where AIM or an affiliate manages assets for, administers an employee benefit plan for, provides other financial products or services to, or otherwise has a material business relationship with, a company whose management is soliciting proxies, and failure to vote proxies in favor of management of the company may harm
AIM's relationship with the company. In order to avoid even the appearance of impropriety, the proxy committee will not take AIM's relationship with the company into account, and will vote the company's proxies in the best interest of the advisory clients, in accordance with these proxy policies and procedures.

                                                                      EXHIBIT A


   If AIM's proxy policies and voting record do not guide the proxy committee's vote in a situation where a conflict of interest exists, the proxy committee will vote the proxy in the best interest of the advisory clients, and will provide information regarding the issue to the Funds' Board of Trustees in the next quarterly report.

   If a committee member has any conflict of interest with respect to a company or an issue presented, that committee member should inform the proxy committee of such conflict and abstain from voting on that company or issue.

F. FUND OF FUNDS

   When an AIM Fund (an "Investing Fund") that invests in another AIM Fund(s) (an "Underlying Fund") has the right to vote on the proxy of the Underlying Fund, the Investing Fund will echo the votes of the other shareholders of the Underlying AIM Fund.

G. CONFLICT IN THESE POLICIES

   If following any of the policies listed herein would lead to a vote that the proxy committee deems to be not in the best interest of AIM's advisory clients, the proxy committee will vote the proxy in the manner that they deem to be the best interest of AIM's advisory clients and will inform the Funds' Board of Trustees of such vote and the circumstances surrounding it promptly thereafter.

                     PROXY VOTING POLICIES AND PROCEDURES

                          FOR BLACKROCK ADVISORS, LLC
             AND ITS AFFILIATED SEC REGISTERED INVESTMENT ADVISERS

                              SEPTEMBER 30, 2006



Copyright (C) 2006 BlackRock, Inc.
All rights reserved.

                               TABLE OF CONTENTS

                                                        PAGE
                                                        ----

                    Introduction.......................   1

                    Scope of Committee Responsibilities   2

                    Special Circumstances..............   3

                    Voting Guidelines..................   4

                       Boards of Directors.............   5

                       Auditors........................   6

                       Compensation and Benefits.......   7

                       Capital Structure...............   7

                       Corporate Charter and By-Laws...   8

                       Corporate Meetings..............   8

                       Investment Companies............   8

                       Environmental and Social Issues.   9

                    Notice to Clients..................  10

                     PROXY VOTING POLICIES AND PROCEDURES

   These Proxy Voting Policies and Procedures ("Policy") for BlackRock Advisors, LLC and its affiliated U.S. registered investment advisers/1/ ("BlackRock") reflect our duty as a fiduciary under the Investment Advisers Act of 1940 (the "Advisers Act") to vote proxies in the best interests of our clients. BlackRock serves as the investment manager for investment companies, other commingled investment vehicles and/or separate accounts of institutional and other clients. The right to vote proxies for securities held in such accounts belongs to BlackRock's clients. Certain clients of BlackRock have retained the right to vote such proxies in general or in specific circumstances./2/ Other clients, however, have delegated to BlackRock the right to vote proxies for securities held in their accounts as part of BlackRock's authority to manage, acquire and dispose of account assets.

   When BlackRock votes proxies for a client that has delegated to BlackRock proxy voting authority, BlackRock acts as the client's agent. Under the Advisers Act, an investment adviser is a fiduciary that owes each of its clients a duty of care and loyalty with respect to all services the adviser undertakes on the client's behalf, including proxy voting. BlackRock is therefore subject to a fiduciary duty to vote proxies in a manner BlackRock believes is consistent with the client's best interests,/3/ whether or not the client's proxy voting is subject to the fiduciary standards of the Employee Retirement Income Security Act of 1974 ("ERISA")./4/ When voting proxies for client accounts (including investment companies), BlackRock's primary objective is to make voting decisions solely in the best interests of clients and ERISA clients' plan beneficiaries and participants. In fulfilling its obligations to clients, BlackRock will seek to act in a manner that it believes is most likely to enhance the economic value of the underlying securities held in client accounts./5/ It is imperative that BlackRock considers the interests of its clients, and not the interests of BlackRock, when voting proxies and that real (or perceived) material conflicts that may arise between BlackRock's interest and those of BlackRock's clients are properly addressed and resolved.

   Advisers Act Rule 206(4)-6 was adopted by the SEC in 2003 and requires, among other things, that an investment adviser that exercises voting authority over clients' proxy voting adopt policies and procedures reasonably designed to ensure that the adviser votes proxies in the best interests of clients, discloses to its clients information about those policies and procedures and also discloses to clients how they may obtain information on how the adviser has voted their proxies.

   In light of such fiduciary duties, the requirements of Rule 206(4)-6, and given the complexity of the issues that may be raised in connection with proxy votes, BlackRock has adopted these policies and procedures.

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/1/ The Policy does not apply to BlackRock Asset Management U.K. Limited and BlackRock Investment Managers International Limited, which are U.S. registered investment advisers based in the United Kingdom.
/2/ In certain situations, a client may direct BlackRock to vote in accordance with the client's proxy voting policies. In these situations, BlackRock will seek to comply with such policies to the extent it would not be inconsistent with other BlackRock legal responsibilities.
/3/ Letter from Harvey L. Pitt, Chairman, SEC, to John P.M. Higgins, President, Ram Trust Services (February 12, 2002) (Section 206 of the Investment Advisers Act imposes a fiduciary responsibility to vote proxies fairly and in the best interests of clients); SEC Release No. IA-2106 (February 3, 2003).
/4/ DOL Interpretative Bulletin of Sections 402, 403 and 404 of ERISA at 29 C.F.R. 2509.94-2
/5/ Other considerations, such as social, labor, environmental or other policies, may be of interest to particular clients. While BlackRock is cognizant of the importance of such considerations, when voting proxies it will generally take such matters into account only to the extent that they have a direct bearing on the economic value of the underlying securities. To the extent that a BlackRock client desires to pursue a particular social, labor, environmental or other agenda through the proxy votes made for its securities held through BlackRock as investment adviser, BlackRock encourages the client to consider retaining direct proxy voting authority or to appoint independently a special proxy voting fiduciary other than BlackRock.

BlackRock's Equity Investment Policy Oversight Committee, or a sub-committee thereof (the "Committee"), addresses proxy voting issues on behalf of BlackRock and its clients./6 /The Committee is comprised of senior members of BlackRock's Portfolio Management Group and advised by BlackRock's Legal and Compliance Department.

I. SCOPE OF COMMITTEE RESPONSIBILITIES

   The Committee shall have the responsibility for determining how to address proxy votes made on behalf of all BlackRock clients, except for clients who have retained the right to vote their own proxies, either generally or on any specific matter. In so doing, the Committee shall seek to ensure that proxy votes are made in the best interests of clients, and that proxy votes are determined in a manner free from unwarranted or inappropriate influences. The Committee shall also oversee the overall administration of proxy voting for BlackRock accounts./7/

   The Committee shall establish BlackRock's proxy voting guidelines, with such advice, participation and research as the Committee deems appropriate from portfolio managers, proxy voting services or other knowledgeable interested parties. As it is anticipated that there will not necessarily be a "right" way to vote proxies on any given issue applicable to all facts and circumstances, the Committee shall also be responsible for determining how the proxy voting guidelines will be applied to specific proxy votes, in light of each issuer's unique structure, management, strategic options and, in certain circumstances, probable economic and other anticipated consequences of alternative actions. In so doing, the Committee may determine to vote a particular proxy in a manner contrary to its generally stated guidelines.

   The Committee may determine that the subject matter of certain proxy issues are not suitable for general voting guidelines and requires a case-by-case determination, in which case the Committee may elect not to adopt a specific voting guideline applicable to such issues. BlackRock believes that certain proxy voting issues--such as approval of mergers and other significant corporate transactions - require investment analysis akin to investment decisions, and are therefore not suitable for general guidelines. The Committee may elect to adopt a common BlackRock position on certain proxy votes that are akin to investment decisions, or determine to permit portfolio managers to make individual decisions on how best to maximize economic value for the accounts for which they are responsible (similar to normal buy/sell investment decisions made by such portfolio managers)./8/

   While it is expected that BlackRock, as a fiduciary, will generally seek to vote proxies over which BlackRock exercises voting authority in a uniform manner for all BlackRock clients, the Committee, in conjunction with the portfolio manager of an account, may determine that the specific circumstances of such account require that such account's proxies be voted differently due to such account's investment objective or other factors that differentiate it from other accounts. In addition, on proxy votes that are akin to investment decisions, BlackRock believes portfolio managers may from time to time legitimately reach differing but equally valid views, as fiduciaries for BlackRock's clients, on how best to maximize economic value in respect of a particular investment.

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/6/ Subject to the Proxy Voting Policies of Merrill Lynch Bank & Trust Company FSB, the Committee may also function jointly as the Proxy Voting Committee for Merrill Lynch Bank & Trust Company FSB trust accounts managed by personnel dually-employed by BlackRock.
/7/ The Committee may delegate day-to-day administrative responsibilities to other BlackRock personnel and/or outside service providers, as appropriate.
/8/ The Committee will normally defer to portfolio managers on proxy votes that are akin to investment decisions EXCEPT FOR proxy votes that involve a material conflict of interest, in which case it will determine, in its discretion, the appropriate voting process so as to address such conflict./ /

   The Committee will also be responsible for ensuring the maintenance of records of each proxy vote, as required by Advisers Act Rule 204-2./9/ All records will be maintained in accordance with applicable law. Except as may be required by applicable legal requirements, or as otherwise set forth herein, the Committee's determinations and records shall be treated as proprietary, nonpublic and confidential.

   The Committee shall be assisted by other BlackRock personnel, as may be appropriate. In particular, the Committee has delegated to the BlackRock Operations Department responsibility for monitoring corporate actions and ensuring that proxy votes are submitted in a timely fashion. The Operations Department shall ensure that proxy voting issues are promptly brought to the Committee's attention and that the Committee's proxy voting decisions are appropriately disseminated and implemented.

   To assist BlackRock in voting proxies, the Committee may retain the services of a firm providing such services. BlackRock has currently retained Institutional Shareholder Services ("ISS") in that role. ISS is an independent adviser that specializes in providing a variety of fiduciary-level proxy-related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. The services provided to BlackRock may include, but are not limited to, in-depth research, voting recommendations (which the Committee is not obligated to follow), vote execution, and recordkeeping.

II. SPECIAL CIRCUMSTANCES

   ROUTINE CONSENTS. BlackRock may be asked from time to time to consent to an amendment to, or grant a waiver under, a loan agreement, partnership agreement, indenture or other governing document of a specific financial instrument held by BlackRock clients. BlackRock will generally treat such requests for consents not as "proxies" subject to these Proxy Voting Policies and Procedures but as investment matters to be dealt with by the responsible BlackRock investment professionals would, provided that such consents (i) do not relate to the election of a board of directors or appointment of auditors of a public company, and (ii) either (A) would not otherwise materially affect the structure, management or control of a public company, or (B) relate to a company in which BlackRock clients hold only interests in bank loans or debt securities and are consistent with customary standards and practices for such instruments.

   SECURITIES ON LOAN. Registered investment companies that are advised by BlackRock as well as certain of our advisory clients may participate in securities lending programs. Under most securities lending arrangements, securities on loan may not be voted by the lender (unless the loan is recalled). BlackRock believes that each client has the right to determine whether participating in a securities lending program enhances returns, to contract with the securities lending agent of its choice and to structure a securities lending program, through its lending agent, that balances any tension between loaning and voting securities in a matter that satisfies such client. If client has decided to participate in a securities lending program, BlackRock will therefore defer to the client's determination and not attempt to seek recalls solely for the purpose of voting routine proxies as this could impact the returns received from securities lending and make the client a less desirable lender in a marketplace. Where a client retains a lending agent that is unaffiliated with BlackRock, BlackRock will generally not seek to vote proxies relating to securities on loan because BlackRock does not have a contractual right to recall such loaned securities for the purpose of voting proxies. Where BlackRock or an affiliate acts as the lending agent, BlackRock will also generally not seek to recall loaned securities for proxy voting purposes, unless the portfolio manager responsible for the account or the Committee determines that voting the proxy is in the client's best interest and requests that the security be recalled.

   VOTING PROXIES FOR NON-US COMPANIES. While the proxy voting process is well established in the United States, voting proxies of non-US companies frequently involves logistical issues which can affect BlackRock's

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/9/ The Committee may delegate the actual maintenance of such records to an outside service provider. Currently, the Committee has delegated the maintenance of such records to Institutional Shareholder Services.

ability to vote such proxies, as well as the desirability of voting such proxies. These issues include (but are not limited to): (i) untimely notice of shareholder meetings, (ii) restrictions on a foreigner's ability to exercise votes, (iii) requirements to vote proxies in person, (iv) "shareblocking" (requirements that investors who exercise their voting rights surrender the right to dispose of their holdings for some specified period in proximity to the shareholder meeting), (v) potential difficulties in translating the proxy, and (vi) requirements to provide local agents with unrestricted powers of attorney to facilitate voting instructions.

   As a consequence, BlackRock votes proxies of non-US companies only on a "best-efforts" basis. In addition, the Committee may determine that it is generally in the best interests of BlackRock clients NOT to vote proxies of companies in certain countries if the Committee determines that the costs (including but not limited to opportunity costs associated with shareblocking constraints) associated with exercising a vote generally are expected to outweigh the benefit the client will derive by voting on the issuer's proposal. If the Committee so determines in the case of a particular country, the Committee (upon advice from BlackRock portfolio managers) may override such determination with respect to a particular issuer's shareholder meeting if the Committee believes the benefits of seeking to exercise a vote at such meeting outweighs the costs, in which case BlackRock will seek to vote on a best-efforts basis.

   SECURITIES SOLD AFTER RECORD DATE. With respect to votes in connection with securities held on a particular record date but sold from a client account prior to the holding of the related meeting, BlackRock may take no action on proposals to be voted on in such meeting.

   CONFLICTS OF INTEREST. From time to time, BlackRock may be required to vote proxies in respect of an issuer that is an affiliate of BlackRock (a "BlackRock Affiliate"), or a money management or other client of BlackRock (a "BlackRock Client")./10 /In such event, provided that the Committee is aware of the real or potential conflict, the following procedures apply:

    . The Committee intends to adhere to the voting guidelines set forth herein for all proxy issues including matters involving BlackRock Affiliates and BlackRock Clients. The Committee may, in its discretion for the purposes of ensuring that an independent determination is reached, retain an independent fiduciary to advise the Committee on how to vote or to cast votes on behalf of BlackRock's clients; and

    . if the Committee determines not to retain an independent fiduciary, or does not desire to follow the advice of such independent fiduciary, the Committee shall determine how to vote the proxy after consulting with the BlackRock Legal and Compliance Department and concluding that the vote cast is in the client's best interest notwithstanding the conflict.

III. VOTING GUIDELINES

   The Committee has determined that it is appropriate and in the best interests of BlackRock's clients to adopt the following voting guidelines, which represent the Committee's usual voting position on certain recurring proxy issues that are not expected to involve unusual circumstances. With respect to any particular proxy issue, however, the Committee may elect to vote differently than a voting guideline if the Committee determines that doing so is, in the Committee's judgment, in the best interest of its clients. The guidelines may be reviewed at any time upon the request of any Committee member and may be amended or deleted upon the vote of a majority of voting Committee members present at a Committee meeting for which there is a quorum.

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/10/ Such issuers may include investment companies for which BlackRock provides investment advisory, administrative and/or other services.

A. BOARDS OF DIRECTORS

   These proposals concern those issues submitted to shareholders relating to the composition of the Board of Directors of companies other than investment companies. As a general matter, the Committee believes that a company's Board of Directors (rather than shareholders) is most likely to have access to important, nonpublic information regarding a company's business and prospects, and is therefore best-positioned to set corporate policy and oversee management. The Committee therefore believes that the foundation of good corporate governance is the election of qualified, independent corporate directors who are likely to diligently represent the interests of shareholders and oversee management of the corporation in a manner that will seek to maximize shareholder value over time. In individual cases, the Committee may look at a Director nominee's history of representing shareholder interests as a director of other companies, or other factors to the extent the Committee deems relevant.

   The Committee's general policy is to vote:

 #  VOTE AND DESCRIPTION
--- --------------------
A.1 FOR nominees for director of United States companies in uncontested elections, EXCEPT FOR nominees who

    .   have missed at least two meetings and, as a result, attended less than 75% of meetings of the
        Board of Directors and its committees the previous year, unless the nominee missed the meeting(s) due to illness or company business

    .   voted to implement or renew a "dead-hand" poison pill

    .   ignored a shareholder proposal that was approved by either a majority of the shares outstanding in any year or by the majority of votes cast for two consecutive years

    .   failed to act on takeover offers where the majority of the shareholders have tendered their shares

    .   are corporate insiders who serve on the audit, compensation or nominating committees or on a full Board that does not have such committees composed exclusively of independent directors

    .   on a case-by-case basis, have served as directors of other companies with allegedly poor corporate governance

    .   sit on more than six boards of public companies

A.2 FOR nominees for directors of non-U.S. companies in uncontested elections, EXCEPT FOR nominees from whom the Committee determines to withhold votes due to the nominees' poor records of representing shareholder interests, on a case-by-case basis

A.3 FOR proposals to declassify Boards of Directors, except where there exists a legitimate purpose for classifying boards

A.4 AGAINST proposals to classify Boards of Directors, except where there exists a legitimate purpose for classifying boards

A.5 AGAINST proposals supporting cumulative voting

A.6 FOR proposals eliminating cumulative voting

A.7 FOR proposals supporting confidential voting

A.8 FOR proposals seeking election of supervisory board members

A.9 AGAINST shareholder proposals seeking additional representation of women and/or minorities generally (i.e., not specific individuals) to a Board of Directors

 #   VOTE AND DESCRIPTION
---- --------------------
A.10 AGAINST shareholder proposals for term limits for directors

A.11 FOR shareholder proposals to establish a mandatory retirement age for directors who attain the age of
     72 or older

A.12 AGAINST shareholder proposals requiring directors to own a minimum amount of company stock

A.13 FOR proposals requiring a majority of independent directors on a Board of Directors

A.14 FOR proposals to allow a Board of Directors to delegate powers to a committee or committees

A.15 FOR proposals to require audit, compensation and/or nominating committees of a Board of Directors to consist exclusively of independent directors

A.16 AGAINST shareholder proposals seeking to prohibit a single person from occupying the roles of chairman and chief executive officer

A.17 FOR proposals to elect account inspectors

A.18 FOR proposals to fix the membership of a Board of Directors at a specified size

A.19 FOR proposals permitting shareholder ability to nominate directors directly

A.20 AGAINST proposals to eliminate shareholder ability to nominate directors directly

A.21 FOR proposals permitting shareholder ability to remove directors directly

A.22 AGAINST proposals to eliminate shareholder ability to remove directors directly

B. AUDITORS

   These proposals concern those issues submitted to shareholders related to the selection of auditors. As a general matter, the Committee believes that corporate auditors have a responsibility to represent the interests of shareholders and provide an independent view on the propriety of financial reporting decisions of corporate management. While the Committee will generally defer to a corporation's choice of auditor, in individual cases, the Committee may look at an auditors' history of representing shareholder interests as auditor of other companies, to the extent the Committee deems relevant.

   The Committee's general policy is to vote:

B.1 FOR approval of independent auditors, EXCEPT FOR

    .   auditors that have a financial interest in, or material association with, the company they are auditing, and are therefore believed by the Committee not to be independent

    .   auditors who have rendered an opinion to any company which in the Committee's opinion is either not consistent with best accounting practices or not indicative of the company's financial situation

    .   on a case-by-case basis, auditors who in the Committee's opinion provide a significant amount of non-audit services to the company

B.2 FOR proposals seeking authorization to fix the remuneration of auditors

B.3 FOR approving internal statutory auditors

B.4 FOR proposals for audit firm rotation, EXCEPT FOR proposals that would require rotation after a period of less than 5 years

C. COMPENSATION AND BENEFITS

   These proposals concern those issues submitted to shareholders related to management compensation and employee benefits. As a general matter, the Committee favors disclosure of a company's compensation and benefit policies and opposes excessive compensation, but believes that compensation matters are normally best determined by a corporation's board of directors, rather than shareholders. Proposals to "micro-manage" a company's compensation practices or to set arbitrary restrictions on compensation or benefits will therefore generally not be supported.

   The Committee's general policy is to vote:

C.1  IN ACCORDANCE WITH THE RECOMMENDATION OF ISS on compensation plans if the ISS recommendation is based SOLELY on whether or not the company's plan satisfies the allowable cap as calculated by ISS. If the recommendation of ISS is based on factors other than whether the plan satisfies the allowable cap the Committee will analyze the particular proposed plan. This policy applies to amendments of plans as well as to initial approvals.

C.2  FOR proposals to eliminate retirement benefits for outside directors

C.3  AGAINST proposals to establish retirement benefits for outside directors

C.4  FOR proposals approving the remuneration of directors or of supervisory board members

C.5  AGAINST proposals to reprice stock options

C.6  FOR proposals to approve employee stock purchase plans that apply to all employees. This policy applies to proposals to amend ESPPs if the plan as amended applies to all employees.

C.7  FOR proposals to pay retirement bonuses to directors of Japanese companies unless the directors have served less than three years

C.8  AGAINST proposals seeking to pay outside directors only in stock

C.9  FOR proposals seeking further disclosure of executive pay or requiring companies to report on their supplemental executive retirement benefits

C.10 AGAINST proposals to ban all future stock or stock option grants to executives

C.11 AGAINST option plans or grants that apply to directors or employees of "related companies" without adequate disclosure of the corporate relationship and justification of the option policy

C.12 FOR proposals to exclude pension plan income in the calculation of earnings used in determining executive bonuses/compensation

D. CAPITAL STRUCTURE

   These proposals relate to various requests, principally from management, for approval of amendments that would alter the capital structure of a company, such as an increase in authorized shares. As a general matter, the Committee will support requests that it believes enhance the rights of common shareholders and oppose requests that appear to be unreasonably dilutive.

   The Committee's general policy is to vote:

D.1 AGAINST proposals seeking authorization to issue shares without preemptive rights except for issuances up to 10% of a non-US company's total outstanding capital

D.2 FOR management proposals seeking preemptive rights or seeking authorization to issue shares with preemptive rights

D.3 FOR management proposals approving share repurchase programs

D.4 FOR management proposals to split a company's stock

D.5 FOR management proposals to denominate or authorize denomination of securities or other obligations or assets in Euros

D.6 FOR proposals requiring a company to expense stock options (unless the company has already publicly committed to do so by a certain date).

E. CORPORATE CHARTER AND BY-LAWS

   These proposals relate to various requests for approval of amendments to a corporation's charter or by-laws, principally for the purpose of adopting or redeeming "poison pills". As a general matter, the Committee opposes poison pill provisions.

   The Committee's general policy is to vote:

E.1 AGAINST proposals seeking to adopt a poison pill

E.2 FOR proposals seeking to redeem a poison pill

E.3 FOR proposals seeking to have poison pills submitted to shareholders for ratification

E.4 FOR management proposals to change the company's name

F. CORPORATE MEETINGS

   These are routine proposals relating to various requests regarding the formalities of corporate meetings.

   The Committee's general policy is to vote:

F.1  AGAINST proposals that seek authority to act on "any other business that may arise"

F.2  FOR proposals designating two shareholders to keep minutes of the meeting

F.3  FOR proposals concerning accepting or approving financial statements and statutory reports

F.4  FOR proposals approving the discharge of management and the supervisory board

F.5  FOR proposals approving the allocation of income and the dividend

F.6  FOR proposals seeking authorization to file required documents/other formalities

F.7  FOR proposals to authorize the corporate board to ratify and execute approved resolutions

F.8  FOR proposals appointing inspectors of elections

F.9  FOR proposals electing a chair of the meeting

F.10 FOR proposals to permit "virtual" shareholder meetings over the Internet

F.11 AGAINST proposals to require rotating sites for shareholder meetings

G. INVESTMENT COMPANIES

   These proposals relate to proxy issues that are associated solely with holdings of shares of investment companies, including, but not limited to, investment companies for which BlackRock provides investment advisory, administrative and/or other services. As with other types of companies, the Committee believes that a fund's Board of Directors (rather than its shareholders) is best-positioned to set fund policy and oversee management. However, the Committee opposes granting Boards of Directors authority over certain matters, such as changes to a fund's investment objective, that the Investment Company Act of 1940 envisions will be approved directly by shareholders.

   The Committee's general policy is to vote:

G.1 FOR nominees for director of mutual funds in uncontested elections, EXCEPT FOR nominees who

    .   have missed at least two meetings and, as a result, attended less than 75% of meetings of the
        Board of Directors and its committees the previous year, unless the nominee missed the meeting due to illness or fund business

    .   ignore a shareholder proposal that was approved by either a majority of the shares outstanding in any year or by the majority of votes cast for two consecutive years

    .   are interested directors who serve on the audit or nominating committees or on a full Board that does not have such committees composed exclusively of independent directors

    .   on a case-by-case basis, have served as directors of companies with allegedly poor corporate governance

G.2 FOR the establishment of new series or classes of shares

G.3 AGAINST proposals to change a fund's investment objective to nonfundamental

G.4 FOR proposals to establish a master-feeder structure or authorizing the Board to approve a master-feeder structure without a further shareholder vote

G.5 AGAINST a shareholder proposal for the establishment of a director ownership requirement

G.6 FOR classified boards of closed-end investment companies

H. ENVIRONMENTAL AND SOCIAL ISSUES

   These are shareholder proposals to limit corporate conduct in some manner that relates to the shareholder's environmental or social concerns. The Committee generally believes that annual shareholder meetings are inappropriate forums for the discussion of larger social issues, and opposes shareholder resolutions "micromanaging" corporate conduct or requesting release of information that would not help a shareholder evaluate an investment in the corporation as an economic matter. While the Committee is generally supportive of proposals to require corporate disclosure of matters that seem relevant and material to the economic interests of shareholders, the Committee is generally not supportive of proposals to require disclosure of corporate matters for other purposes.

   The Committee's general policy is to vote:

H.1 AGAINST proposals seeking to have companies adopt international codes of conduct

H.2 AGAINST proposals seeking to have companies provide non- required reports on:

    .   environmental liabilities;

    .   bank lending policies;

    .   corporate political contributions or activities;

    .   alcohol advertising and efforts to discourage drinking by minors;

    .   costs and risk of doing business in any individual country;

    .   involvement in nuclear defense systems

H.3 AGAINST proposals requesting reports on Maquiladora operations or on CERES principles

H.4 AGAINST proposals seeking implementation of the CERES principles

                               NOTICE TO CLIENTS

   BlackRock will make records of any proxy vote it has made on behalf of a client available to such client upon request./11/ BlackRock will use its best efforts to treat proxy votes of clients as confidential, except as it may decide to best serve its clients' interests or as may be necessary to effect such votes or as may be required by law.

   BlackRock encourage clients with an interest in particular proxy voting issues to make their views known to BlackRock, provided that, in the absence of specific written direction from a client on how to vote that client's proxies, BlackRock reserves the right to vote any proxy in a manner it deems in the best interests of its clients, as it determines in its sole discretion.

   These policies are as of the date indicated on the cover hereof. The Committee may subsequently amend these policies at any time, without notice.

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/11/ Such request may be made to the client's portfolio or relationship manager or addressed in writing to Secretary, BlackRock Equity Investment Policy Oversight Committee, Legal and Compliance Department, BlackRock Inc., 40 East 52/nd/ Street, New York, New York 10022.

I. PROXY VOTING POLICY AND PROCEDURES

   A. POLICY.

   Proxy voting is an important right of shareholders and reasonable care and diligence must be undertaken to ensure that such rights are properly and timely exercised. When DVM has discretion to vote the proxies of its Clients, it will vote those proxies in the best interest of its Clients and in accordance with these policies and procedures.

   B. PROXY VOTING PROCEDURES.

   All proxies received by Dreman Value Management, LLC will be sent to the Chief Operating Officer, VP of Operations, or their designate. The person that receives the proxy will:

      1. Keep a record of each proxy received.

      2. Forward the proxy to both the Portfolio Manager and DVM's Chief Investment Officer (the "CIO").

      3. Determine which accounts managed by DVM holds the security to which the proxy relates.

      4. Provide the Portfolio Manager and the CIO with a list of accounts that hold the security, together with the number of votes each account controls (reconciling any duplications), and the date by which DVM must vote the proxy in order to allow enough time for the completed proxy to be returned to the issuer prior to the vote taking place.

      5. Absent material conflicts (see Section V), the Portfolio Manager and CIO will determine how DVM should vote the proxy. The Portfolio Manager and the CIO will send their decision on how Dreman Value Management, LLC will vote the proxy to the Chief Operating Officer, VP of Operations, or their designee. The person receiving the instructions is responsible for completing the proxy and mailing the proxy in a timely and appropriate manner.

      6. DVM may retain a third party to assist it in coordinating and voting proxies with respect to Client securities. If so, the Chief Operating Officer or VP of Operations shall monitor the third party to assure that all proxies are being properly voted and appropriate records are being retained.

      7. Where a Client specifies in writing that it will maintain the authority to vote proxies itself or that it has delegated the right to vote proxies to a third party, DVM will not vote the securities and will direct the relevant custodian to send the proxy material directly to the Client. If any proxy material is received by DVM for such account, it will promptly be forwarded to the Client or specified third party.

      8. DVM shall promptly provide to each investment company Client for which it has discretion to vote proxies, any and all information necessary for such investment company Client, or its investment adviser or administrator, to timely file its Form N-PX under the 1940 Act. Form N-PX will provide information concerning each matter relating to a portfolio security considered at any shareholder meeting with respect to which an investment company Client was entitled to vote. Each Form N-PX will need to be filed no later than August 31/st/ of each year, and will cover all proxy votes with respect to which a mutual fund was entitled to vote for the period July 1st through June 30th. DVM shall maintain and provide the following information concerning any shareholder meetings with respect to which an investment company Client was entitled to vote:

       .  the name of the issuer of the portfolio security;

       .  the exchange ticker symbol of the portfolio security/1/;

       .  the CUSIP number of the portfolio security/1/;

       .  the shareholder meeting date;

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/1/ The exchange ticker symbol and CUSIP number may be difficult to obtain for certain portfolio securities, such as foreign issuers. Accordingly, such information may be omitted if it's not available through reasonably practicable means.

       .  a brief description of the matter voted on;

       .  whether the matter was put forward by the issuer or a shareholder;

       .  whether the investment company Client voted;

       .  how the investment company Client cast its vote; and

       . whether the investment company Client cast its vote for or against management.

   C. VOTING GUIDELINES.

   In the absence of specific voting guidelines from a Client, DVM will vote proxies in the best interest of each particular Client, which may result in different voting results for proxies for the same issuer. DVM believes that voting proxies in accordance with the following guidelines is in the best interest of its Client.

   Generally, DVM will vote in favor of routine corporate housekeeping proposals, including election of directors (where no corporate governance issues are implicated), selection of auditors, and increases in or reclassification of common stock.

   Generally, DVM will vote against proposals that make it more difficult to replace members of the issuer's board of directors, including proposals to stagger the board, cause management to be overrepresented on the board, introduce cumulative voting, introduce unequal voting rights, and create supermajority voting.

   For other proposals, DVM shall determine whether a proposal is in the best interest of its Clients and may take into account the following factors, among others:

      1. Whether the proposal was recommended by management and DVM's opinion of management;

      2. Whether the proposal acts to entrench existing management; and

      3. Whether the proposal fairly compensates management for past and future performance.

   DVM reserves the right to add to these factors as it deems necessary in order to ensure that further categories of proposals are covered and that the general principles in determining how to vote all proxies are fully stated.

   D. CONFLICTS OF INTEREST.

   The Compliance Officer will identify any conflicts that exist between the interest of DVM and its Clients. This examination will include a review of the relationship of DVM and its affiliates with the issuer of each security [and any of the issuer's affiliates] to determine if the issuer is a Client of DVM or an affiliate of DVM or has some other relationship with DVM or a Client of DVM.

   If a material conflict exist, DVM will determine whether voting in accordance with the voting guidelines and factors described above is in the best interest of the Client. DVM will also determine whether it is appropriate to disclose the conflict to the affected Clients and, except in the case of Clients that are subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), give the Clients the opportunity to vote their proxies themselves. In the case of ERISA Clients, if the Investment Management Agreement reserves to the ERISA Client the authority to vote proxies when DVM determines it has a material conflict that affects its best judgment as an ERISA fiduciary, DVM will give the ERISA Client the opportunity to vote the proxies themselves.

   E. DISCLOSURE.

   DVM will disclose in its Form ADV, Part II that Clients may contact the COO or CCO or Compliance Manager, or Compliance staff person, via e-mail or telephone at mappleton@dreman.com or 201-793-2005 in order to obtain information on how DVM voted such Client's proxies, and to request a copy of these policies and procedures. If a Client requests this information, the CCO will prepare a written response to the Client that lists, with respect to each voted proxy that the Client has inquired about, (1) the name of the issuer; (2) the proposal voted upon and (3) how DVM voted the Client's proxy.

   A concise summary of these Proxy Voting Policies and Procedures will be included in DVM's Form ADV, Part II, and will be updated whenever these policies and procedures are updated. The CCO or his designee will arrange for a copy of this summary to be sent to all existing Clients, either as a separate mailing or along with a periodic account statement or other correspondence sent to Clients.

   F. RECORD KEEPING.

   The Compliance Officer will maintain files relating to DVM proxy voting procedures. Records will be maintained and preserved for five years from the end of the fiscal year during which the last entry was made on a record, with records for the first two years kept in the offices of DVM. Records of the following will be included in the files:

      1. Copies of these proxy voting policies and procedures and any amendments thereto.

      2. A copy of each proxy statement that DVM receives provided however that DVM may rely on obtaining a copy of proxy statements from the SEC's EDGAR system for those proxy statements that are so available. DVM may also choose to have a third party retain a copy of the proxy statements, provided that third party undertakes to provide a copy of the proxy statement promptly upon request.

      3. A record of each vote that DVM casts. DVM may also rely on a third party to retain a copy of the votes cast, provided that third party undertakes to provide a copy of the record promptly upon request.

      4. A copy of any document DVM created that was material to making a decision how to vote proxies, or that memorializes that decision.

      5. A copy of each written Client request for information on how DVM voted such Client's proxies, and a copy of any written response to any (written and oral) Client request for information on how DVM voted its proxy.

      6. DVM will coordinate with all investment company Clients to assist in the provision of all information required to be filed on Form N-PX.

                         FRANKLIN MUTUAL ADVISERS, LLC

                      PROXY VOTING POLICIES & PROCEDURES

RESPONSIBILITY OF INVESTMENT MANAGER TO VOTE PROXIES

   Franklin Mutual Advisers, LLC (hereinafter "Investment Manager") has delegated its administrative duties with respect to voting proxies to the Proxy Group within Franklin Templeton Companies, LLC (the "Proxy Group"), a wholly-owned subsidiary of Franklin Resources, Inc. Franklin Templeton Companies, LLC provides a variety of general corporate services to its affiliates, including but not limited to legal and compliance activities. Proxy duties consist of analyzing proxy statements of issuers whose stock is owned by any client (including both investment companies and any separate accounts managed by Investment Manager) that has either delegated proxy voting administrative responsibility to Investment Manager or has asked for information and/or recommendations on the issues to be voted. The Proxy Group will process proxy votes on behalf of, and Investment Manager votes proxies solely in the interests of, separate account clients, Investment Manager-managed mutual fund shareholders, or, where employee benefit plan assets are involved, in the interests of the plan participants and beneficiaries (collectively, "Advisory Clients") that have properly delegated such responsibility or will inform Advisory Clients that have not delegated the voting responsibility but that have requested voting advice about Investment Manager's views on such proxy votes. The Proxy Group also provides these services to other advisory affiliates of Investment Manager.

HOW INVESTMENT MANAGER VOTES PROXIES

FIDUCIARY CONSIDERATIONS

   All proxies received by the Proxy Group will be voted based upon Investment Manager's instructions and/or policies. To assist it in analyzing proxies, Investment Manager subscribes to RiskMetrics Group ("RiskMetrics"), an unaffiliated third party corporate governance research service that provides in-depth analyses of shareholder meeting agendas, vote recommendations, record keeping and vote disclosure services. In addition, Investment Manager subscribes to Glass Lewis & Co., LLC ("Glass Lewis"), an unaffiliated third party analytical research firm, to receive analyses and vote recommendations on the shareholder meetings of publicly held U.S. companies. Although RiskMetrics' and/or Glass Lewis' analyses are thoroughly reviewed and considered in making a final voting decision, Investment Manager does not consider recommendations from RiskMetrics, Glass Lewis, or any other third party to be determinative of Investment Manager's ultimate decision. As a matter of policy, the officers, directors and employees of Investment Manager and the Proxy Group will not be influenced by outside sources whose interests conflict with the interests of Advisory Clients.

CONFLICTS OF INTEREST

   All conflicts of interest will be resolved in the interests of the Advisory Clients. Investment Manager is an affiliate of a large, diverse financial services firm with many affiliates and makes its best efforts to avoid conflicts of interest. However, conflicts of interest can arise in situations where:

      1. The issuer is a client/1/ of Investment Manager or its affiliates;

      2. The issuer is a vendor whose products or services are material or significant to the business of Investment Manager or its affiliates;

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/1/ For purposes of this section, a "client" does not include underlying investors in a commingled trust, Canadian pooled fund, or other pooled investment vehicle managed by the Investment Manager or its affiliates. Sponsors of funds sub-advised by Investment Manager or its affiliates will be considered a "client."

      3. The issuer is an entity participating to a material extent in the distribution of investment products advised, administered or sponsored by Investment Manager or its affiliates (e.g., a broker, dealer or bank);/2/

      4. An Access Person/3/ of Investment Manager or its affiliates also serves as a director or officer of the issuer;

      5. A director or trustee of Franklin Resources, Inc. or of a Franklin Templeton investment product, or an immediate family member/4/ of such director or trustee, also serves as an officer or director of the issuer; or

      6. The issuer is Franklin Resources, Inc. or any of its proprietary investment products.

   Nonetheless, even though a potential conflict of interest exists, the Investment Manager may vote in opposition to the recommendations of an issuer's management.

   Material conflicts of interest are identified by the Proxy Group based upon analyses of client, broker and vendor lists, information periodically gathered from directors and officers, and information derived from other sources, including public filings. The Proxy Group gathers and analyzes this information on a best efforts basis, as much of this information is provided directly by individuals and groups other than the Proxy Group, and the Proxy Group relies on the accuracy of the information it receives from such parties.

   In situations where a material conflict of interest is identified, the Proxy Group may defer to the voting recommendation of RiskMetrics, Glass Lewis, or those of another independent third party provider of proxy services or send the proxy directly to the relevant Advisory Clients with the Investment Manager's recommendation regarding the vote for approval. If the conflict is not resolved by the Advisory Client, the Proxy Group may refer the matter, along with the recommended course of action by the Investment Manager, if any, to a Proxy Review Committee comprised of representatives from the Portfolio Management (which may include portfolio managers and/or research analysts employed by Investment Manager), Fund Administration, Legal and Compliance Departments within Franklin Templeton for evaluation and voting instructions. The Proxy Review Committee may defer to the voting recommendation of RiskMetrics, Glass Lewis, or those of another independent third party provider of proxy services or send the proxy directly to the relevant Advisory Clients.

   Where the Proxy Group or the Proxy Review Committee refers a matter to an Advisory Client, it may rely upon the instructions of a representative of the Advisory Client, such as the board of directors or trustees or a committee of the board in the case of a U. S. registered mutual fund, the conducting officer in the case of an open-ended collective investment scheme formed as a Societe d'investissement a capital variable (SICAV), the Independent Review Committee for Canadian investment funds, or a plan administrator in the case of an employee benefit plan. The Proxy Group or the Proxy Review Committee may determine to vote all shares held by Advisory Clients in accordance with the instructions of one or more of the Advisory Clients.

   The Proxy Review Committee may independently review proxies that are identified as presenting material conflicts of interest; determine the appropriate action to be taken in such situations (including whether

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/2/ The top 40 executing broker-dealers (based on gross brokerage commissions and client commissions), and distributors (based on aggregate 12b-1 distribution fees), as determined on a quarterly basis, will be considered to present a potential conflict of interest. In addition, any insurance company that has entered into a participation agreement with a Franklin Templeton entity to distribute the Franklin Templeton Variable Insurance Products Trust or other variable products will be considered to present a potential conflict of interest.
/3/ "Access Person" shall have the meaning provided under the current Code of Ethics of Franklin Resources, Inc.
/4/ The term "immediate family member" means a person's spouse; child residing in the person's household (including step and adoptive children); and any dependent of the person, as defined in Section 152 of the Internal Revenue Code (26 U.S.C. 152).

to defer to an independent third party or refer a matter to an Advisory Client); report the results of such votes to Investment Manager's clients as may be requested; and recommend changes to the Proxy Voting Policies and Procedures as appropriate.

   The Proxy Review Committee will also decide whether to vote proxies for securities deemed to present conflicts of interest that are sold following a record date, but before a shareholder meeting date. The Proxy Review Committee may consider various factors in deciding whether to vote such proxies, including Investment Manager's long-term view of the issuer's securities for investment, or it may defer the decision to vote to the applicable Advisory Client.

   Where a material conflict of interest has been identified, but the items on which the Investment Manager's vote recommendations differ from Glass Lewis, RiskMetrics, or another independent third party provider of proxy services relate specifically to (1) shareholder proposals regarding social or environmental issues or political contributions, (2) "Other Business" without describing the matters that might be considered, or (3) items the Investment Manager wishes to vote in opposition to the recommendations of an issuer's management, the Proxy Group may defer to the vote recommendations of the Investment Manager rather than sending the proxy directly to the relevant Advisory Clients for approval.

   To avoid certain potential conflicts of interest, the Investment Manager will employ echo voting, if possible, in the following instances: (1) when a Franklin Templeton investment company invests in an underlying fund in reliance on any one of Sections 12(d)(1)(E), (F), or (G) of the Investment Company Act of 1940, as amended, or pursuant to an SEC exemptive order; (2) when a Franklin Templeton investment company invests uninvested cash in affiliated money market funds pursuant to an SEC exemptive order ("cash sweep arrangement"); or
(3) when required pursuant to an account's governing documents or applicable law. Echo voting means that the Investment Manager will vote the shares in the same proportion as the vote of all of the other holders of the fund's shares.

WEIGHT GIVEN MANAGEMENT RECOMMENDATIONS

   One of the primary factors Investment Manager considers when determining the desirability of investing in a particular company is the quality and depth of that company's management. Accordingly, the recommendation of management on any issue is a factor that Investment Manager considers in determining how proxies should be voted. However, Investment Manager does not consider recommendations from management to be determinative of Investment Manager's ultimate decision. As a matter of practice, the votes with respect to most issues are cast in accordance with the position of the company's management. Each issue, however, is considered on its own merits, and Investment Manager will not support the position of a company's management in any situation where it determines that the ratification of management's position would adversely affect the investment merits of owning that company's shares.

THE PROXY GROUP

   The Proxy Group is part of the Franklin Templeton Companies, LLC Legal Department and is overseen by legal counsel. Full-time staff members are devoted to proxy voting administration and providing support and assistance where needed. On a daily basis, the Proxy Group will review each proxy upon receipt as well as any agendas, materials and recommendations that they receive from RiskMetrics, Glass Lewis, or other sources. The Proxy Group maintains a log of all shareholder meetings that are scheduled for companies whose securities are held by Investment Manager's managed funds and accounts. For each shareholder meeting, a member of the Proxy Group will consult with the research analyst that follows the security and provide the analyst with the meeting notice, agenda, RiskMetrics and/or Glass Lewis analyses, recommendations and any other available information. Except in situations identified as presenting material conflicts of interest, Investment Manager's research analyst and relevant portfolio manager(s) are responsible for making the final voting decision based on their review of the agenda, RiskMetrics and/or Glass Lewis analyses, their knowledge of the company and any other information readily available. In situations where the Investment Manager has not responded with vote recommendations to the Proxy Group by the deadline date, the Proxy Group may defer to the vote recommendations of an independent third party provider of proxy services. Except in cases where the Proxy Group is deferring to the voting recommendation of an independent third party service provider, the Proxy Group must obtain voting instructions from Investment Manager's research analyst, relevant portfolio manager(s), legal counsel and/or the Advisory Client or Proxy Review Committee prior to submitting the vote.

GENERAL PROXY VOTING GUIDELINES

   Investment Manager has adopted general guidelines for voting proxies as summarized below. In keeping with its fiduciary obligations to its Advisory Clients, Investment Manager reviews all proposals, even those that may be considered to be routine matters. Although these guidelines are to be followed as a general policy, in all cases each proxy and proposal will be considered based on the relevant facts and circumstances. Investment Manager may deviate from the general policies and procedures when it determines that the particular facts and circumstances warrant such deviation to protect the interests of the Advisory Clients. These guidelines cannot provide an exhaustive list of all the issues that may arise nor can Investment Manager anticipate all future situations. Corporate governance issues are diverse and continually evolving and Investment Manager devotes significant time and resources to monitor these changes.

INVESTMENT MANAGER'S PROXY VOTING POLICIES AND PRINCIPLES

   Investment Manager's proxy voting positions have been developed based on years of experience with proxy voting and corporate governance issues. These principles have been reviewed by various members of Investment Manager's organization, including portfolio management, legal counsel, and Investment Manager's officers. The Board of Directors of Franklin Templeton's U.S.-registered mutual funds will approve the proxy voting policies and procedures annually.

   The following guidelines reflect what Investment Manager believes to be good corporate governance and behavior:

   BOARD OF DIRECTORS: The election of directors and an independent board are key to good corporate governance. Directors are expected to be competent individuals and they should be accountable and responsive to shareholders. Investment Manager supports an independent board of directors, and prefers that key committees such as audit, nominating, and compensation committees be comprised of independent directors. Investment Manager will generally vote against management efforts to classify a board and will generally support proposals to declassify the board of directors. Investment Manager will consider withholding votes from directors who have attended less than 75% of meetings without a valid reason. While generally in favor of separating Chairman and CEO positions, Investment Manager will review this issue on a case-by-case basis taking into consideration other factors including the company's corporate governance guidelines and performance. Investment Manager evaluates proposals to restore or provide for cumulative voting on a case-by-case basis and considers such factors as corporate governance provisions as well as relative performance. The Investment Manager generally will support non-binding shareholder proposals to require a majority vote standard for the election of directors; however, if these proposals are binding, the Investment Manager will give careful review on a case-by-case basis of the potential ramifications of such implementation.

   RATIFICATION OF AUDITORS: In light of several high profile accounting scandals, Investment Manager will closely scrutinize the role and performance of auditors. On a case-by-case basis, Investment Manager will examine proposals relating to non-audit relationships and non-audit fees. Investment Manager will also consider, on a case-by-case basis, proposals to rotate auditors, and will vote against the ratification of auditors when there is clear and compelling evidence of accounting irregularities or negligence attributable to the auditors.

   MANAGEMENT & DIRECTOR COMPENSATION: A company's equity-based compensation plan should be in alignment with the shareholders' long-term interests. Investment Manager believes that executive compensation should be directly linked to the performance of the company. Investment Manager evaluates plans on a case-by-case basis by considering several factors to determine whether the plan is fair and reasonable. Investment Manager reviews the RiskMetrics quantitative model utilized to assess such plans and/or the Glass Lewis evaluation of the plan. Investment Manager will generally oppose plans that have the potential to be excessively dilutive, and will almost always oppose plans that are structured to allow the repricing of underwater options, or plans that have an automatic share replenishment "evergreen" feature. Investment Manager will generally support employee stock option plans in which the purchase price is at least 85% of fair market value, and when potential dilution is 10% or less.

   Severance compensation arrangements will be reviewed on a case-by-case basis, although Investment Manager will generally oppose "golden parachutes" that are considered excessive. Investment Manager will normally support proposals that require that a percentage of directors' compensation be in the form of common stock, as it aligns their interests with those of the shareholders.

   ANTI-TAKEOVER MECHANISMS AND RELATED ISSUES: Investment Manager generally opposes anti-takeover measures since they tend to reduce shareholder rights. However, as with all proxy issues, Investment Manager conducts an independent review of each anti-takeover proposal. On occasion, Investment Manager may vote with management when the research analyst has concluded that the proposal is not onerous and would not harm Advisory Clients' interests as stockholders. Investment Manager generally supports proposals that require shareholder rights plans ("poison pills") to be subject to a shareholder vote. Investment Manager will closely evaluate shareholder rights' plans on a case-by-case basis to determine whether or not they warrant support. Investment Manager will generally vote against any proposal to issue stock that has unequal or subordinate voting rights. In addition, Investment Manager generally opposes any supermajority voting requirements as well as the payment of "greenmail." Investment Manager usually supports "fair price" provisions and confidential voting.

   CHANGES TO CAPITAL STRUCTURE: Investment Manager realizes that a company's financing decisions have a significant impact on its shareholders, particularly when they involve the issuance of additional shares of common or preferred stock or the assumption of additional debt. Investment Manager will carefully review, on a case-by-case basis, proposals by companies to increase authorized shares and the purpose for the increase. Investment Manager will generally not vote in favor of dual-class capital structures to increase the number of authorized shares where that class of stock would have superior voting rights. Investment Manager will generally vote in favor of the issuance of preferred stock in cases where the company specifies the voting, dividend, conversion and other rights of such stock and the terms of the preferred stock issuance are deemed reasonable. Investment Manager will review proposals seeking preemptive rights on a case-by-case basis.

   MERGERS AND CORPORATE RESTRUCTURING: Mergers and acquisitions will be subject to careful review by the research analyst to determine whether they would be beneficial to shareholders. Investment Manager will analyze various economic and strategic factors in making the final decision on a merger or acquisition. Corporate restructuring proposals are also subject to a thorough examination on a case-by-case basis.

   SOCIAL AND CORPORATE POLICY ISSUES: As a fiduciary, Investment Manager is primarily concerned about the financial interests of its Advisory Clients. Investment Manager will generally give management discretion with regard to social, environmental and ethical issues although Investment Manager may vote in favor of those issues that are believed to have significant economic benefits or implications.

   GLOBAL CORPORATE GOVERNANCE: Investment Manager manages investments in countries worldwide. Many of the tenets discussed above are applied to Investment Manager's proxy voting decisions for international investments. However, Investment Manager must be flexible in these worldwide markets and must be mindful of the varied market practices of each region. As experienced money managers, Investment Manager's analysts are skilled in understanding the complexities of the regions in which they specialize and are trained to analyze proxy issues germane to their regions.

PROXY PROCEDURES

   The Proxy Group is fully cognizant of its responsibility to process proxies and maintain proxy records pursuant to applicable rules and regulations, including those of the U.S. Securities and Exchange Commission ("SEC") and the Canadian Securities Administrators ("CSA"). In addition, Investment Manager understands its fiduciary duty to vote proxies and that proxy voting decisions may affect the value of shareholdings. Therefore,

Investment Manager will attempt to process every proxy it receives for all domestic and foreign securities. However, there may be situations in which Investment Manager cannot vote proxies. For example, if the cost of voting a foreign proxy outweighs the benefit of voting, the Proxy Group may refrain from processing that vote. Additionally, the Proxy Group may not be given enough time to process the vote. For example, the Proxy Group, through no fault of their own, may receive a meeting notice from the company too late, or may be unable to obtain a timely translation of the agenda. In addition, if Investment Manager has outstanding sell orders, or anticipates placing sell orders prior to the date of the shareholder meeting, in certain markets that have blocking restrictions, the proxies for those meetings may not be voted in order to facilitate the sale of those securities. If a security is on loan, Investment Manager may determine that it is not in the best interests of its clients to recall the security for voting purposes. Although Investment Manager may hold shares on a company's record date, should it sell them prior to the company's meeting date, Investment Manager ultimately may decide not to vote those shares. Lastly, the Investment Manager will not vote proxies when prohibited from voting by applicable law.

   Investment Manager may vote against an agenda item where no further information is provided, particularly in non-U.S. markets. For example, if "Other Business" is listed on the agenda with no further information included in the proxy materials, Investment Manager may vote against the item to send a message to the company that if it had provided additional information, Investment Manager may have voted in favor of that item. Investment Manager may also enter a "withhold" vote on the election of certain directors from time to time based on individual situations, particularly where Investment Manager is not in favor of electing a director and there is no provision for voting against such director.

   The following describes the standard procedures that are to be followed with respect to carrying out Investment Manager's proxy policy:

      1. The Proxy Group will identify all Advisory Clients, maintain a list of those clients, and indicate those Advisory Clients who have delegated proxy voting authority to the Investment Manager. The Proxy Group will periodically review and update this list.

      2. All relevant information in the proxy materials received (e.g., the record date of the meeting) will be recorded immediately by the Proxy Group in a database to maintain control over such materials. The Proxy Group will confirm each relevant Advisory Client's holdings of the securities and that the client is eligible to vote.

      3. The Proxy Group will review and compile information on each proxy upon receipt of any agendas, materials, reports, recommendations from RiskMetrics and/or Glass Lewis, or other information. The Proxy Group will then forward this information to the appropriate research analyst and/or legal counsel for review and voting instructions.

      4. In determining how to vote, Investment Manager's analysts and relevant portfolio manager(s) will consider the General Proxy Voting Guidelines set forth above, their in-depth knowledge of the company, any readily available information and research about the company and its agenda items, and the recommendations put forth by RiskMetrics, Glass Lewis, or other independent third party providers of proxy services.

      5. The Proxy Group is responsible for maintaining the documentation that supports Investment Manager's voting position. Such documentation may include, but is not limited to, any information provided by RiskMetrics, Glass Lewis, or other proxy service providers, and, especially as to non-routine, materially significant or controversial matters, memoranda describing the position it has taken. Additionally, the Proxy Group may include documentation obtained from the research analyst, portfolio manager, legal counsel and/or the Proxy Review Committee.

      6. After the proxy is completed but before it is returned to the issuer and/or its agent, the Proxy Group may review those situations including special or unique documentation to determine that the appropriate documentation has been created, including conflict of interest screening.

      7. The Proxy Group will attempt to submit Investment Manager's vote on all proxies to RiskMetrics for processing at least three days prior to the meeting for U.S. securities and 10 days prior to the meeting for foreign securities. However, in certain foreign jurisdictions it may be impossible to return the proxy 10 days in advance of the meeting. In these situations, the Proxy Group will use its best efforts to send the proxy vote to RiskMetrics in sufficient time for the vote to be processed.

      8. The Proxy Group prepares reports for each client that has requested a record of votes cast. The report specifies the proxy issues that have been voted for the client during the requested period and the position taken with respect to each issue. The Proxy Group sends one copy to the client, retains a copy in the Proxy Group's files and forwards a copy to either the appropriate portfolio manager or the client service representative. While many Advisory Clients prefer quarterly or annual reports, the Proxy Group will provide reports for any timeframe requested by a client.

      9. If the Franklin Templeton Services, LLC Fund Treasury Department learns of a vote on a material event that will affect a security on loan, the Fund Treasury Department will notify Investment Manager and obtain instructions regarding whether Investment Manager desires the Fund Treasury Department to contact the custodian bank in an effort to retrieve the securities. If so requested by Investment Manager, the Fund Treasury Department shall use its best efforts to recall any security on loan and will use other practicable and legally enforceable means to ensure that Investment Manager is able to fulfill its fiduciary duty to vote proxies for Advisory Clients with respect to such loaned securities. The Fund Treasury Department will advise the Proxy Group of all recalled securities.

      10. The Proxy Group, in conjunction with Legal Staff responsible for coordinating Fund disclosure, on a timely basis, will file all required Form N-PXs, with respect to investment company clients, disclose that its proxy voting record is available on the web site, and will make available the information disclosed in its Form N-PX as soon as is reasonably practicable after filing Form N-PX with the SEC.

      11. The Proxy Group, in conjunction with Legal Staff responsible for coordinating Fund disclosure, will ensure that all required disclosure about proxy voting of the investment company clients is made in such clients' financial statements and disclosure documents.

      12. The Proxy Group will review the guidelines of RiskMetrics and Glass Lewis, with special emphasis on the factors they use with respect to proxy voting recommendations.

      13. The Proxy Group will familiarize itself with the procedures of RiskMetrics that govern the transmission of proxy voting information from the Proxy Group to RiskMetrics and periodically review how well this process is functioning.

      14. The Proxy Group will investigate, or cause others to investigate, any and all instances where these Procedures have been violated or there is evidence that they are not being followed. Based upon the findings of these investigations, the Proxy Group, if practicable, will recommend amendments to these Procedures to minimize the likelihood of the reoccurrence of non-compliance.

      15. At least annually, the Proxy Group will verify that:

       . Each proxy or a sample of proxies received has been voted in a manner consistent with these Procedures and the Proxy Voting Guidelines;

       . Each proxy or sample of proxies received has been voted in accordance with the instructions of the Investment Manager;

       . Adequate disclosure has been made to clients and fund shareholders about the procedures and how proxies were voted; and

       . Timely filings were made with applicable regulators related to proxy voting.

   The Proxy Group is responsible for maintaining appropriate proxy voting records. Such records will include, but are not limited to, a copy of all materials returned to the issuer and/or its agent, the documentation described above, listings of proxies voted by issuer and by client, and any other relevant information. The Proxy Group may use an outside service such as RiskMetrics to support this function. All records will be retained for at least five years, the first two of which will be on-site. Advisory Clients may request copies of their proxy voting records by calling the Proxy Group collect at 1-954-527-7678, or by sending a written request to: Franklin

Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Advisory Clients may review Investment Manager's proxy voting policies and procedures on-line at www.franklintempleton.com and may request additional copies by calling the number above. For U.S. mutual fund products, an annual proxy voting record for the period ending June 30 of each year will be posted to www.franklintempleton.com no later than August 31 of each year. For Canadian mutual fund products, an annual proxy voting record for the period ending
June 30 of each year will be posted to www.franklintempleton.ca no later than August 31 of each year. The Proxy Group will periodically review web site posting and update the posting when necessary. In addition, the Proxy Group is responsible for ensuring that the proxy voting policies, procedures and records of the Investment Manager are available as required by law and is responsible for overseeing the filing of such policies, procedures and mutual fund voting records with the SEC, the CSA and other applicable regulators.

As of January 2, 2008

                            FRANKLIN ADVISERS, INC.

                      PROXY VOTING POLICIES & PROCEDURES

RESPONSIBILITY OF INVESTMENT MANAGER TO VOTE PROXIES

   Franklin Advisers, Inc. (hereinafter "Investment Manager") has delegated its administrative duties with respect to voting proxies to the Proxy Group within Franklin Templeton Companies, LLC (the "Proxy Group"), a wholly-owned subsidiary of Franklin Resources, Inc. Franklin Templeton Companies, LLC provides a variety of general corporate services to its affiliates, including but not limited to legal and compliance activities. Proxy duties consist of analyzing proxy statements of issuers whose stock is owned by any client (including both investment companies and any separate accounts managed by Investment Manager) that has either delegated proxy voting administrative responsibility to Investment Manager or has asked for information and/or recommendations on the issues to be voted. The Proxy Group will process proxy votes on behalf of, and Investment Manager votes proxies solely in the interests of, separate account clients, Investment Manager-managed mutual fund shareholders, or, where employee benefit plan assets are involved, in the interests of the plan participants and beneficiaries (collectively, "Advisory Clients") that have properly delegated such responsibility or will inform Advisory Clients that have not delegated the voting responsibility but that have requested voting advice about Investment Manager's views on such proxy votes. The Proxy Group also provides these services to other advisory affiliates of Investment Manager.

HOW INVESTMENT MANAGER VOTES PROXIES

FIDUCIARY CONSIDERATIONS

   All proxies received by the Proxy Group will be voted based upon Investment Manager's instructions and/or policies. To assist it in analyzing proxies, Investment Manager subscribes to RiskMetrics Group ("RiskMetrics"), an unaffiliated third party corporate governance research service that provides in-depth analyses of shareholder meeting agendas, vote recommendations, record keeping and vote disclosure services. In addition, Investment Manager subscribes to Glass Lewis & Co., LLC ("Glass Lewis"), an unaffiliated third party analytical research firm, to receive analyses and vote recommendations on the shareholder meetings of publicly held U.S. companies. Although RiskMetrics' and/or Glass Lewis' analyses are thoroughly reviewed and considered in making a final voting decision, Investment Manager does not consider recommendations from RiskMetrics, Glass Lewis, or any other third party to be determinative of Investment Manager's ultimate decision. As a matter of policy, the officers, directors and employees of Investment Manager and the Proxy Group will not be influenced by outside sources whose interests conflict with the interests of Advisory Clients.

CONFLICTS OF INTEREST

   All conflicts of interest will be resolved in the interests of the Advisory Clients. Investment Manager is an affiliate of a large, diverse financial services firm with many affiliates and makes its best efforts to avoid conflicts of interest. However, conflicts of interest can arise in situations where:

      1. The issuer is a client/1/ of Investment Manager or its affiliates;

      2. The issuer is a vendor whose products or services are material or significant to the business of Investment Manager or its affiliates;

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/1/ For purposes of this section, a "client" does not include underlying investors in a commingled trust, Canadian pooled fund, or other pooled investment vehicle managed by the Investment Manager or its affiliates. Sponsors of funds sub-advised by Investment Manager or its affiliates will be considered a "client."

      3. The issuer is an entity participating to a material extent in the distribution of investment products advised, administered or sponsored by Investment Manager or its affiliates (e.g., a broker, dealer or bank);/2/

      4. An Access Person/3/ of Investment Manager or its affiliates also serves as a director or officer of the issuer;

      5. A director or trustee of Franklin Resources, Inc. or of a Franklin Templeton investment product, or an immediate family member/4/ of such director or trustee, also serves as an officer or director of the issuer; or

      6. The issuer is Franklin Resources, Inc. or any of its proprietary investment products.

   Nonetheless, even though a potential conflict of interest exists, the Investment Manager may vote in opposition to the recommendations of an issuer's management.

   Material conflicts of interest are identified by the Proxy Group based upon analyses of client, broker and vendor lists, information periodically gathered from directors and officers, and information derived from other sources, including public filings. The Proxy Group gathers and analyzes this information on a best efforts basis, as much of this information is provided directly by individuals and groups other than the Proxy Group, and the Proxy Group relies on the accuracy of the information it receives from such parties.

   In situations where a material conflict of interest is identified, the Proxy Group may defer to the voting recommendation of RiskMetrics, Glass Lewis, or those of another independent third party provider of proxy services or send the proxy directly to the relevant Advisory Clients with the Investment Manager's recommendation regarding the vote for approval. If the conflict is not resolved by the Advisory Client, the Proxy Group may refer the matter, along with the recommended course of action by the Investment Manager, if any, to a Proxy Review Committee comprised of representatives from the Portfolio Management (which may include portfolio managers and/or research analysts employed by Investment Manager), Fund Administration, Legal and Compliance Departments within Franklin Templeton for evaluation and voting instructions. The Proxy Review Committee may defer to the voting recommendation of RiskMetrics, Glass Lewis, or those of another independent third party provider of proxy services or send the proxy directly to the relevant Advisory Clients.

   Where the Proxy Group or the Proxy Review Committee refers a matter to an Advisory Client, it may rely upon the instructions of a representative of the Advisory Client, such as the board of directors or trustees or a committee of the board in the case of a U. S. registered mutual fund, the conducting officer in the case of an open-ended collective investment scheme formed as a Societe d'investissement a capital variable (SICAV), the Independent Review Committee for Canadian investment funds, or a plan administrator in the case of an employee benefit plan. The Proxy Group or the Proxy Review Committee may determine to vote all shares held by Advisory Clients in accordance with the instructions of one or more of the Advisory Clients.

   The Proxy Review Committee may independently review proxies that are identified as presenting material conflicts of interest; determine the appropriate action to be taken in such situations (including whether to defer to

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/2/ The top 40 executing broker-dealers (based on gross brokerage commissions and client commissions), and distributors (based on aggregate 12b-1 distribution fees), as determined on a quarterly basis, will be considered to present a potential conflict of interest. In addition, any insurance company that has entered into a participation agreement with a Franklin Templeton entity to distribute the Franklin Templeton Variable Insurance Products Trust or other variable products will be considered to present a potential conflict of interest.
/3/ "Access Person" shall have the meaning provided under the current Code of Ethics of Franklin Resources, Inc.
/4/ The term "immediate family member" means a person's spouse; child residing in the person's household (including step and adoptive children); and any dependent of the person, as defined in Section 152 of the Internal Revenue Code (26 U.S.C. 152).

an independent third party or refer a matter to an Advisory Client); report the results of such votes to Investment Manager's clients as may be requested; and recommend changes to the Proxy Voting Policies and Procedures as appropriate.

   The Proxy Review Committee will also decide whether to vote proxies for securities deemed to present conflicts of interest that are sold following a record date, but before a shareholder meeting date. The Proxy Review Committee may consider various factors in deciding whether to vote such proxies, including Investment Manager's long-term view of the issuer's securities for investment, or it may defer the decision to vote to the applicable Advisory Client.

   Where a material conflict of interest has been identified, but the items on which the Investment Manager's vote recommendations differ from Glass Lewis, RiskMetrics, or another independent third party provider of proxy services relate specifically to (1) shareholder proposals regarding social or environmental issues or political contributions, (2) "Other Business" without describing the matters that might be considered, or (3) items the Investment Manager wishes to vote in opposition to the recommendations of an issuer's management, the Proxy Group may defer to the vote recommendations of the Investment Manager rather than sending the proxy directly to the relevant Advisory Clients for approval.

   To avoid certain potential conflicts of interest, the Investment Manager will employ echo voting, if possible, in the following instances: (1) when a Franklin Templeton investment company invests in an underlying fund in reliance on any one of Sections 12(d)(1)(E), (F), or (G) of the Investment Company Act of 1940, as amended, or pursuant to an SEC exemptive order; (2) when a Franklin Templeton investment company invests uninvested cash in affiliated money market funds pursuant to an SEC exemptive order ("cash sweep arrangement"); or
(3) when required pursuant to an account's governing documents or applicable law. Echo voting means that the Investment Manager will vote the shares in the same proportion as the vote of all of the other holders of the fund's shares.

WEIGHT GIVEN MANAGEMENT RECOMMENDATIONS

   One of the primary factors Investment Manager considers when determining the desirability of investing in a particular company is the quality and depth of that company's management. Accordingly, the recommendation of management on any issue is a factor that Investment Manager considers in determining how proxies should be voted. However, Investment Manager does not consider recommendations from management to be determinative of Investment Manager's ultimate decision. As a matter of practice, the votes with respect to most issues are cast in accordance with the position of the company's management. Each issue, however, is considered on its own merits, and Investment Manager will not support the position of a company's management in any situation where it determines that the ratification of management's position would adversely affect the investment merits of owning that company's shares.

THE PROXY GROUP

   The Proxy Group is part of the Franklin Templeton Companies, LLC Legal Department and is overseen by legal counsel. Full-time staff members are devoted to proxy voting administration and providing support and assistance where needed. On a daily basis, the Proxy Group will review each proxy upon receipt as well as any agendas, materials and recommendations that they receive from RiskMetrics, Glass Lewis, or other sources. The Proxy Group maintains a log of all shareholder meetings that are scheduled for companies whose securities are held by Investment Manager's managed funds and accounts. For each shareholder meeting, a member of the Proxy Group will consult with the research analyst that follows the security and provide the analyst with the meeting notice, agenda, RiskMetrics and/or Glass Lewis analyses, recommendations and any other available information. Except in situations identified as presenting material conflicts of interest, Investment Manager's research analyst and relevant portfolio manager(s) are responsible for making the final voting decision based on their review of the agenda, RiskMetrics and/or Glass Lewis analyses, their knowledge of the company and any other information readily available. In situations where the Investment Manager has not responded with vote recommendations to the Proxy Group by the deadline date, the Proxy Group may defer to the vote recommendations of an independent third party provider of proxy services. Except in cases where the Proxy

Group is deferring to the voting recommendation of an independent third party service provider, the Proxy Group must obtain voting instructions from Investment Manager's research analyst, relevant portfolio manager(s), legal counsel and/or the Advisory Client or Proxy Review Committee prior to submitting the vote.

GENERAL PROXY VOTING GUIDELINES

   Investment Manager has adopted general guidelines for voting proxies as summarized below. In keeping with its fiduciary obligations to its Advisory Clients, Investment Manager reviews all proposals, even those that may be considered to be routine matters. Although these guidelines are to be followed as a general policy, in all cases each proxy and proposal will be considered based on the relevant facts and circumstances. Investment Manager may deviate from the general policies and procedures when it determines that the particular facts and circumstances warrant such deviation to protect the interests of the Advisory Clients. These guidelines cannot provide an exhaustive list of all the issues that may arise nor can Investment Manager anticipate all future situations. Corporate governance issues are diverse and continually evolving and Investment Manager devotes significant time and resources to monitor these changes.

INVESTMENT MANAGER'S PROXY VOTING POLICIES AND PRINCIPLES

   Investment Manager's proxy voting positions have been developed based on years of experience with proxy voting and corporate governance issues. These principles have been reviewed by various members of Investment Manager's organization, including portfolio management, legal counsel, and Investment Manager's officers. The Board of Directors of Franklin Templeton's U.S.-registered mutual funds will approve the proxy voting policies and procedures annually.

   The following guidelines reflect what Investment Manager believes to be good corporate governance and behavior:

   BOARD OF DIRECTORS: The election of directors and an independent board are key to good corporate governance. Directors are expected to be competent individuals and they should be accountable and responsive to shareholders. Investment Manager supports an independent board of directors, and prefers that key committees such as audit, nominating, and compensation committees be comprised of independent directors. Investment Manager will generally vote against management efforts to classify a board and will generally support proposals to declassify the board of directors. Investment Manager will consider withholding votes from directors who have attended less than 75% of meetings without a valid reason. While generally in favor of separating Chairman and CEO positions, Investment Manager will review this issue on a case-by-case basis taking into consideration other factors including the company's corporate governance guidelines and performance. Investment Manager evaluates proposals to restore or provide for cumulative voting on a case-by-case basis and considers such factors as corporate governance provisions as well as relative performance. The Investment Manager generally will support non-binding shareholder proposals to require a majority vote standard for the election of directors; however, if these proposals are binding, the Investment Manager will give careful review on a case-by-case basis of the potential ramifications of such implementation.

   RATIFICATION OF AUDITORS: In light of several high profile accounting scandals, Investment Manager will closely scrutinize the role and performance of auditors. On a case-by-case basis, Investment Manager will examine proposals relating to non-audit relationships and non-audit fees. Investment Manager will also consider, on a case-by-case basis, proposals to rotate auditors, and will vote against the ratification of auditors when there is clear and compelling evidence of accounting irregularities or negligence attributable to the auditors.

   MANAGEMENT & DIRECTOR COMPENSATION: A company's equity-based compensation plan should be in alignment with the shareholders' long-term interests. Investment Manager believes that executive compensation should be directly linked to the performance of the company. Investment Manager evaluates plans on a case-by-case basis by considering several factors to determine whether the plan is fair and reasonable. Investment Manager reviews the RiskMetrics quantitative model utilized to assess such plans and/or the Glass Lewis evaluation of the plan. Investment Manager will generally oppose plans that have the potential to be excessively dilutive, and will almost always oppose plans that are structured to allow the repricing of underwater options, or plans that have an automatic share replenishment "evergreen" feature. Investment Manager will generally support employee stock option plans in which the purchase price is at least 85% of fair market value, and when potential dilution is 10% or less.

   Severance compensation arrangements will be reviewed on a case-by-case basis, although Investment Manager will generally oppose "golden parachutes" that are considered excessive. Investment Manager will normally support proposals that require that a percentage of directors' compensation be in the form of common stock, as it aligns their interests with those of the shareholders.

   ANTI-TAKEOVER MECHANISMS AND RELATED ISSUES: Investment Manager generally opposes anti-takeover measures since they tend to reduce shareholder rights. However, as with all proxy issues, Investment Manager conducts an independent review of each anti-takeover proposal. On occasion, Investment Manager may vote with management when the research analyst has concluded that the proposal is not onerous and would not harm Advisory Clients' interests as stockholders. Investment Manager generally supports proposals that require shareholder rights plans ("poison pills") to be subject to a shareholder vote. Investment Manager will closely evaluate shareholder rights' plans on a case-by-case basis to determine whether or not they warrant support. Investment Manager will generally vote against any proposal to issue stock that has unequal or subordinate voting rights. In addition, Investment Manager generally opposes any supermajority voting requirements as well as the payment of "greenmail." Investment Manager usually supports "fair price" provisions and confidential voting.

   CHANGES TO CAPITAL STRUCTURE: Investment Manager realizes that a company's financing decisions have a significant impact on its shareholders, particularly when they involve the issuance of additional shares of common or preferred stock or the assumption of additional debt. Investment Manager will carefully review, on a case-by-case basis, proposals by companies to increase authorized shares and the purpose for the increase. Investment Manager will generally not vote in favor of dual-class capital structures to increase the number of authorized shares where that class of stock would have superior voting rights. Investment Manager will generally vote in favor of the issuance of preferred stock in cases where the company specifies the voting, dividend, conversion and other rights of such stock and the terms of the preferred stock issuance are deemed reasonable. Investment Manager will review proposals seeking preemptive rights on a case-by-case basis.

   MERGERS AND CORPORATE RESTRUCTURING: Mergers and acquisitions will be subject to careful review by the research analyst to determine whether they would be beneficial to shareholders. Investment Manager will analyze various economic and strategic factors in making the final decision on a merger or acquisition. Corporate restructuring proposals are also subject to a thorough examination on a case-by-case basis.

   SOCIAL AND CORPORATE POLICY ISSUES: As a fiduciary, Investment Manager is primarily concerned about the financial interests of its Advisory Clients. Investment Manager will generally give management discretion with regard to social, environmental and ethical issues although Investment Manager may vote in favor of those issues that are believed to have significant economic benefits or implications.

   GLOBAL CORPORATE GOVERNANCE: Investment Manager manages investments in countries worldwide. Many of the tenets discussed above are applied to Investment Manager's proxy voting decisions for international investments. However, Investment Manager must be flexible in these worldwide markets and must be mindful of the varied market practices of each region. As experienced money managers, Investment Manager's analysts are skilled in understanding the complexities of the regions in which they specialize and are trained to analyze proxy issues germane to their regions.

PROXY PROCEDURES

   The Proxy Group is fully cognizant of its responsibility to process proxies and maintain proxy records pursuant to applicable rules and regulations, including those of the U.S. Securities and Exchange Commission ("SEC") and the Canadian Securities Administrators ("CSA"). In addition, Investment Manager understands its fiduciary duty to vote proxies and that proxy voting decisions may affect the value of shareholdings. Therefore, Investment Manager will attempt to process every proxy it receives for all domestic and foreign securities.

However, there may be situations in which Investment Manager cannot vote proxies. For example, if the cost of voting a foreign proxy outweighs the benefit of voting, the Proxy Group may refrain from processing that vote. Additionally, the Proxy Group may not be given enough time to process the vote. For example, the Proxy Group, through no fault of their own, may receive a meeting notice from the company too late, or may be unable to obtain a timely translation of the agenda. In addition, if Investment Manager has outstanding sell orders, or anticipates placing sell orders prior to the date of the shareholder meeting, in certain markets that have blocking restrictions, the proxies for those meetings may not be voted in order to facilitate the sale of those securities. If a security is on loan, Investment Manager may determine that it is not in the best interests of its clients to recall the security for voting purposes. Although Investment Manager may hold shares on a company's record date, should it sell them prior to the company's meeting date, Investment Manager ultimately may decide not to vote those shares. Lastly, the Investment Manager will not vote proxies when prohibited from voting by applicable law.

   Investment Manager may vote against an agenda item where no further information is provided, particularly in non-U.S. markets. For example, if "Other Business" is listed on the agenda with no further information included in the proxy materials, Investment Manager may vote against the item to send a message to the company that if it had provided additional information, Investment Manager may have voted in favor of that item. Investment Manager may also enter a "withhold" vote on the election of certain directors from time to time based on individual situations, particularly where Investment Manager is not in favor of electing a director and there is no provision for voting against such director.

   The following describes the standard procedures that are to be followed with respect to carrying out Investment Manager's proxy policy:

      1. The Proxy Group will identify all Advisory Clients, maintain a list of those clients, and indicate those Advisory Clients who have delegated proxy voting authority to the Investment Manager. The Proxy Group will periodically review and update this list.

      2. All relevant information in the proxy materials received (e.g., the record date of the meeting) will be recorded immediately by the Proxy Group in a database to maintain control over such materials. The Proxy Group will confirm each relevant Advisory Client's holdings of the securities and that the client is eligible to vote.

      3. The Proxy Group will review and compile information on each proxy upon receipt of any agendas, materials, reports, recommendations from RiskMetrics and/or Glass Lewis, or other information. The Proxy Group will then forward this information to the appropriate research analyst and/or legal counsel for review and voting instructions.

      4. In determining how to vote, Investment Manager's analysts and relevant portfolio manager(s) will consider the General Proxy Voting Guidelines set forth above, their in-depth knowledge of the company, any readily available information and research about the company and its agenda items, and the recommendations put forth by RiskMetrics, Glass Lewis, or other independent third party providers of proxy services.

      5. The Proxy Group is responsible for maintaining the documentation that supports Investment Manager's voting position. Such documentation may include, but is not limited to, any information provided by RiskMetrics, Glass Lewis, or other proxy service providers, and, especially as to non-routine, materially significant or controversial matters, memoranda describing the position it has taken. Additionally, the Proxy Group may include documentation obtained from the research analyst, portfolio manager, legal counsel and/or the Proxy Review Committee.

      6. After the proxy is completed but before it is returned to the issuer and/or its agent, the Proxy Group may review those situations including special or unique documentation to determine that the appropriate documentation has been created, including conflict of interest screening.

      7. The Proxy Group will attempt to submit Investment Manager's vote on all proxies to RiskMetrics for processing at least three days prior to the meeting for U.S. securities and 10 days prior to the meeting for foreign securities. However, in certain foreign jurisdictions it may be impossible to return the proxy 10 days in advance of the meeting. In these situations, the Proxy Group will use its best efforts to send the proxy vote to RiskMetrics in sufficient time for the vote to be processed.

      8. The Proxy Group prepares reports for each client that has requested a record of votes cast. The report specifies the proxy issues that have been voted for the client during the requested period and the position taken with respect to each issue. The Proxy Group sends one copy to the client, retains a copy in the Proxy Group's files and forwards a copy to either the appropriate portfolio manager or the client service representative. While many Advisory Clients prefer quarterly or annual reports, the Proxy Group will provide reports for any timeframe requested by a client.

      9. If the Franklin Templeton Services, LLC Fund Treasury Department learns of a vote on a material event that will affect a security on loan, the Fund Treasury Department will notify Investment Manager and obtain instructions regarding whether Investment Manager desires the Fund Treasury Department to contact the custodian bank in an effort to retrieve the securities. If so requested by Investment Manager, the Fund Treasury Department shall use its best efforts to recall any security on loan and will use other practicable and legally enforceable means to ensure that Investment Manager is able to fulfill its fiduciary duty to vote proxies for Advisory Clients with respect to such loaned securities. The Fund Treasury Department will advise the Proxy Group of all recalled securities.

      10. The Proxy Group, in conjunction with Legal Staff responsible for coordinating Fund disclosure, on a timely basis, will file all required Form N-PXs, with respect to investment company clients, disclose that its proxy voting record is available on the web site, and will make available the information disclosed in its Form N-PX as soon as is reasonably practicable after filing Form N-PX with the SEC.

      11. The Proxy Group, in conjunction with Legal Staff responsible for coordinating Fund disclosure, will ensure that all required disclosure about proxy voting of the investment company clients is made in such clients' financial statements and disclosure documents.

      12. The Proxy Group will review the guidelines of RiskMetrics and Glass Lewis, with special emphasis on the factors they use with respect to proxy voting recommendations.

      13. The Proxy Group will familiarize itself with the procedures of RiskMetrics that govern the transmission of proxy voting information from the Proxy Group to RiskMetrics and periodically review how well this process is functioning.

      14. The Proxy Group will investigate, or cause others to investigate, any and all instances where these Procedures have been violated or there is evidence that they are not being followed. Based upon the findings of these investigations, the Proxy Group, if practicable, will recommend amendments to these Procedures to minimize the likelihood of the reoccurrence of non-compliance.

      15. At least annually, the Proxy Group will verify that:

       . Each proxy or a sample of proxies received has been voted in a manner consistent with these Procedures and the Proxy Voting Guidelines;

       . Each proxy or sample of proxies received has been voted in accordance with the instructions of the Investment Manager;

       . Adequate disclosure has been made to clients and fund shareholders about the procedures and how proxies were voted; and

       . Timely filings were made with applicable regulators related to proxy voting.

   The Proxy Group is responsible for maintaining appropriate proxy voting records. Such records will include, but are not limited to, a copy of all materials returned to the issuer and/or its agent, the documentation described above, listings of proxies voted by issuer and by client, and any other relevant information. The Proxy Group may use an outside service such as RiskMetrics to support this function. All records will be retained for at least five years, the first two of which will be on-site. Advisory Clients may request copies of their proxy voting records by calling the Proxy Group collect at 1-954-527-7678, or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention:

Proxy Group. Advisory Clients may review Investment Manager's proxy voting policies and procedures on-line at www.franklintempleton.com and may request additional copies by calling the number above. For U.S. mutual fund products, an annual proxy voting record for the period ending June 30 of each year will be posted to www.franklintempleton.com no later than August 31 of each year. For Canadian mutual fund products, an annual proxy voting record for the period ending June 30 of each year will be posted to www.franklintempleton.ca no later than August 31 of each year. The Proxy Group will periodically review web site posting and update the posting when necessary. In addition, the Proxy Group is responsible for ensuring that the proxy voting policies, procedures and records of the Investment Manager are available as required by law and is responsible for overseeing the filing of such policies, procedures and mutual fund voting records with the SEC, the CSA and other applicable regulators.

As of January 2, 2008

                       TEMPLETON GLOBAL ADVISORS LIMITED

                      PROXY VOTING POLICIES & PROCEDURES

RESPONSIBILITY OF INVESTMENT MANAGER TO VOTE PROXIES

   Templeton Global Advisors Limited (hereinafter "Investment Manager") has delegated its administrative duties with respect to voting proxies to the Proxy Group within Franklin Templeton Companies, LLC (the "Proxy Group"), a wholly-owned subsidiary of Franklin Resources, Inc. Franklin Templeton Companies, LLC provides a variety of general corporate services to its affiliates, including but not limited to legal and compliance activities. Proxy duties consist of analyzing proxy statements of issuers whose stock is owned by any client (including both investment companies and any separate accounts managed by Investment Manager) that has either delegated proxy voting administrative responsibility to Investment Manager or has asked for information and/or recommendations on the issues to be voted. The Proxy Group will process proxy votes on behalf of, and Investment Manager votes proxies solely in the interests of, separate account clients, Investment Manager-managed mutual fund shareholders, or, where employee benefit plan assets are involved, in the interests of the plan participants and beneficiaries (collectively, "Advisory Clients") that have properly delegated such responsibility or will inform Advisory Clients that have not delegated the voting responsibility but that have requested voting advice about Investment Manager's views on such proxy votes. The Proxy Group also provides these services to other advisory affiliates of Investment Manager.

HOW INVESTMENT MANAGER VOTES PROXIES

FIDUCIARY CONSIDERATIONS

   All proxies received by the Proxy Group will be voted based upon Investment Manager's instructions and/or policies. To assist it in analyzing proxies, Investment Manager subscribes to RiskMetrics Group ("RiskMetrics"), an unaffiliated third party corporate governance research service that provides in-depth analyses of shareholder meeting agendas, vote recommendations, record keeping and vote disclosure services. In addition, Investment Manager subscribes to Glass Lewis & Co., LLC ("Glass Lewis"), an unaffiliated third party analytical research firm, to receive analyses and vote recommendations on the shareholder meetings of publicly held U.S. companies. Although RiskMetrics' and/or Glass Lewis' analyses are thoroughly reviewed and considered in making a final voting decision, Investment Manager does not consider recommendations from RiskMetrics, Glass Lewis, or any other third party to be determinative of Investment Manager's ultimate decision. As a matter of policy, the officers, directors and employees of Investment Manager and the Proxy Group will not be influenced by outside sources whose interests conflict with the interests of Advisory Clients.

CONFLICTS OF INTEREST

   All conflicts of interest will be resolved in the interests of the Advisory Clients. Investment Manager is an affiliate of a large, diverse financial services firm with many affiliates and makes its best efforts to avoid conflicts of interest. However, conflicts of interest can arise in situations where:

      1. The issuer is a client/1/ of Investment Manager or its affiliates;

      2. The issuer is a vendor whose products or services are material or significant to the business of Investment Manager or its affiliates;

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/1/ For purposes of this section, a "client" does not include underlying investors in a commingled trust, Canadian pooled fund, or other pooled investment vehicle managed by the Investment Manager or its affiliates. Sponsors of funds sub-advised by Investment Manager or its affiliates will be considered a "client."

      3. The issuer is an entity participating to a material extent in the distribution of investment products advised, administered or sponsored by Investment Manager or its affiliates (e.g., a broker, dealer or bank);/2/

      4. An Access Person/3/ of Investment Manager or its affiliates also serves as a director or officer of the issuer;

      5. A director or trustee of Franklin Resources, Inc. or of a Franklin Templeton investment product, or an immediate family member/4/ of such director or trustee, also serves as an officer or director of the issuer; or

      6. The issuer is Franklin Resources, Inc. or any of its proprietary investment products.

   Nonetheless, even though a potential conflict of interest exists, the Investment Manager may vote in opposition to the recommendations of an issuer's management.

   Material conflicts of interest are identified by the Proxy Group based upon analyses of client, broker and vendor lists, information periodically gathered from directors and officers, and information derived from other sources, including public filings. The Proxy Group gathers and analyzes this information on a best efforts basis, as much of this information is provided directly by individuals and groups other than the Proxy Group, and the Proxy Group relies on the accuracy of the information it receives from such parties.

   In situations where a material conflict of interest is identified, the Proxy Group may defer to the voting recommendation of RiskMetrics, Glass Lewis, or those of another independent third party provider of proxy services or send the proxy directly to the relevant Advisory Clients with the Investment Manager's recommendation regarding the vote for approval. If the conflict is not resolved by the Advisory Client, the Proxy Group may refer the matter, along with the recommended course of action by the Investment Manager, if any, to a Proxy Review Committee comprised of representatives from the Portfolio Management (which may include portfolio managers and/or research analysts employed by Investment Manager), Fund Administration, Legal and Compliance Departments within Franklin Templeton for evaluation and voting instructions. The Proxy Review Committee may defer to the voting recommendation of RiskMetrics, Glass Lewis, or those of another independent third party provider of proxy services or send the proxy directly to the relevant Advisory Clients.

   Where the Proxy Group or the Proxy Review Committee refers a matter to an Advisory Client, it may rely upon the instructions of a representative of the Advisory Client, such as the board of directors or trustees or a committee of the board in the case of a U. S. registered mutual fund, the conducting officer in the case of an open-ended collective investment scheme formed as a Societe d'investissement a capital variable (SICAV), the Independent Review Committee for Canadian investment funds, or a plan administrator in the case of an employee benefit plan. The Proxy Group or the Proxy Review Committee may determine to vote all shares held by Advisory Clients in accordance with the instructions of one or more of the Advisory Clients.

   The Proxy Review Committee may independently review proxies that are identified as presenting material conflicts of interest; determine the appropriate action to be taken in such situations (including whether to defer to

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/2/ The top 40 executing broker-dealers (based on gross brokerage commissions and client commissions), and distributors (based on aggregate 12b-1 distribution fees), as determined on a quarterly basis, will be considered to present a potential conflict of interest. In addition, any insurance company that has entered into a participation agreement with a Franklin Templeton entity to distribute the Franklin Templeton Variable Insurance Products Trust or other variable products will be considered to present a potential conflict of interest.
/3/ "Access Person" shall have the meaning provided under the current Code of Ethics of Franklin Resources, Inc.
/4/ The term "immediate family member" means a person's spouse; child residing in the person's household (including step and adoptive children); and any dependent of the person, as defined in Section 152 of the Internal Revenue Code (26 U.S.C. 152).

an independent third party or refer a matter to an Advisory Client); report the results of such votes to Investment Manager's clients as may be requested; and recommend changes to the Proxy Voting Policies and Procedures as appropriate.

   The Proxy Review Committee will also decide whether to vote proxies for securities deemed to present conflicts of interest that are sold following a record date, but before a shareholder meeting date. The Proxy Review Committee may consider various factors in deciding whether to vote such proxies, including Investment Manager's long-term view of the issuer's securities for investment, or it may defer the decision to vote to the applicable Advisory Client.

   Where a material conflict of interest has been identified, but the items on which the Investment Manager's vote recommendations differ from Glass Lewis, RiskMetrics, or another independent third party provider of proxy services relate specifically to (1) shareholder proposals regarding social or environmental issues or political contributions, (2) "Other Business" without describing the matters that might be considered, or (3) items the Investment Manager wishes to vote in opposition to the recommendations of an issuer's management, the Proxy Group may defer to the vote recommendations of the Investment Manager rather than sending the proxy directly to the relevant Advisory Clients for approval.

   To avoid certain potential conflicts of interest, the Investment Manager will employ echo voting, if possible, in the following instances: (1) when a Franklin Templeton investment company invests in an underlying fund in reliance on any one of Sections 12(d)(1)(E), (F), or (G) of the Investment Company Act of 1940, as amended, or pursuant to an SEC exemptive order; (2) when a Franklin Templeton investment company invests uninvested cash in affiliated money market funds pursuant to an SEC exemptive order ("cash sweep arrangement"); or
(3) when required pursuant to an account's governing documents or applicable law. Echo voting means that the Investment Manager will vote the shares in the same proportion as the vote of all of the other holders of the fund's shares.

WEIGHT GIVEN MANAGEMENT RECOMMENDATIONS

   One of the primary factors Investment Manager considers when determining the desirability of investing in a particular company is the quality and depth of that company's management. Accordingly, the recommendation of management on any issue is a factor that Investment Manager considers in determining how proxies should be voted. However, Investment Manager does not consider recommendations from management to be determinative of Investment Manager's ultimate decision. As a matter of practice, the votes with respect to most issues are cast in accordance with the position of the company's management. Each issue, however, is considered on its own merits, and Investment Manager will not support the position of a company's management in any situation where it determines that the ratification of management's position would adversely affect the investment merits of owning that company's shares.

THE PROXY GROUP

   The Proxy Group is part of the Franklin Templeton Companies, LLC Legal Department and is overseen by legal counsel. Full-time staff members are devoted to proxy voting administration and providing support and assistance where needed. On a daily basis, the Proxy Group will review each proxy upon receipt as well as any agendas, materials and recommendations that they receive from RiskMetrics, Glass Lewis, or other sources. The Proxy Group maintains a log of all shareholder meetings that are scheduled for companies whose securities are held by Investment Manager's managed funds and accounts. For each shareholder meeting, a member of the Proxy Group will consult with the research analyst that follows the security and provide the analyst with the meeting notice, agenda, RiskMetrics and/or Glass Lewis analyses, recommendations and any other available information. Except in situations identified as presenting material conflicts of interest, Investment Manager's research analyst and relevant portfolio manager(s) are responsible for making the final voting decision based on their review of the agenda, RiskMetrics and/or Glass Lewis analyses, their knowledge of the company and any other information readily available. In situations where the Investment Manager has not responded with vote recommendations to the Proxy Group by the deadline date, the Proxy Group may defer to the vote recommendations of an independent third party provider of proxy services. Except in cases where the Proxy

Group is deferring to the voting recommendation of an independent third party service provider, the Proxy Group must obtain voting instructions from Investment Manager's research analyst, relevant portfolio manager(s), legal counsel and/or the Advisory Client or Proxy Review Committee prior to submitting the vote.

GENERAL PROXY VOTING GUIDELINES

   Investment Manager has adopted general guidelines for voting proxies as summarized below. In keeping with its fiduciary obligations to its Advisory Clients, Investment Manager reviews all proposals, even those that may be considered to be routine matters. Although these guidelines are to be followed as a general policy, in all cases each proxy and proposal will be considered based on the relevant facts and circumstances. Investment Manager may deviate from the general policies and procedures when it determines that the particular facts and circumstances warrant such deviation to protect the interests of the Advisory Clients. These guidelines cannot provide an exhaustive list of all the issues that may arise nor can Investment Manager anticipate all future situations. Corporate governance issues are diverse and continually evolving and Investment Manager devotes significant time and resources to monitor these changes.

INVESTMENT MANAGER'S PROXY VOTING POLICIES AND PRINCIPLES

   Investment Manager's proxy voting positions have been developed based on years of experience with proxy voting and corporate governance issues. These principles have been reviewed by various members of Investment Manager's organization, including portfolio management, legal counsel, and Investment Manager's officers. The Board of Directors of Franklin Templeton's U.S.-registered mutual funds will approve the proxy voting policies and procedures annually.

   The following guidelines reflect what Investment Manager believes to be good corporate governance and behavior:

   BOARD OF DIRECTORS: The election of directors and an independent board are key to good corporate governance. Directors are expected to be competent individuals and they should be accountable and responsive to shareholders. Investment Manager supports an independent board of directors, and prefers that key committees such as audit, nominating, and compensation committees be comprised of independent directors. Investment Manager will generally vote against management efforts to classify a board and will generally support proposals to declassify the board of directors. Investment Manager will consider withholding votes from directors who have attended less than 75% of meetings without a valid reason. While generally in favor of separating Chairman and CEO positions, Investment Manager will review this issue on a case-by-case basis taking into consideration other factors including the company's corporate governance guidelines and performance. Investment Manager evaluates proposals to restore or provide for cumulative voting on a case-by-case basis and considers such factors as corporate governance provisions as well as relative performance. The Investment Manager generally will support non-binding shareholder proposals to require a majority vote standard for the election of directors; however, if these proposals are binding, the Investment Manager will give careful review on a case-by-case basis of the potential ramifications of such implementation.

   RATIFICATION OF AUDITORS: In light of several high profile accounting scandals, Investment Manager will closely scrutinize the role and performance of auditors. On a case-by-case basis, Investment Manager will examine proposals relating to non-audit relationships and non-audit fees. Investment Manager will also consider, on a case-by-case basis, proposals to rotate auditors, and will vote against the ratification of auditors when there is clear and compelling evidence of accounting irregularities or negligence attributable to the auditors.

   MANAGEMENT & DIRECTOR COMPENSATION: A company's equity-based compensation plan should be in alignment with the shareholders' long-term interests. Investment Manager believes that executive compensation should be directly linked to the performance of the company. Investment Manager evaluates plans on a case-by-case basis by considering several factors to determine whether the plan is fair and reasonable. Investment Manager reviews the RiskMetrics quantitative model utilized to assess such plans and/or the Glass Lewis evaluation of the plan. Investment Manager will generally oppose plans that have the potential to be excessively dilutive, and will almost always oppose plans that are structured to allow the repricing of underwater options, or plans that have an automatic share replenishment "evergreen" feature. Investment Manager will generally support employee stock option plans in which the purchase price is at least 85% of fair market value, and when potential dilution is 10% or less.

   Severance compensation arrangements will be reviewed on a case-by-case basis, although Investment Manager will generally oppose "golden parachutes" that are considered excessive. Investment Manager will normally support proposals that require that a percentage of directors' compensation be in the form of common stock, as it aligns their interests with those of the shareholders.

   ANTI-TAKEOVER MECHANISMS AND RELATED ISSUES: Investment Manager generally opposes anti-takeover measures since they tend to reduce shareholder rights. However, as with all proxy issues, Investment Manager conducts an independent review of each anti-takeover proposal. On occasion, Investment Manager may vote with management when the research analyst has concluded that the proposal is not onerous and would not harm Advisory Clients' interests as stockholders. Investment Manager generally supports proposals that require shareholder rights plans ("poison pills") to be subject to a shareholder vote. Investment Manager will closely evaluate shareholder rights' plans on a case-by-case basis to determine whether or not they warrant support. Investment Manager will generally vote against any proposal to issue stock that has unequal or subordinate voting rights. In addition, Investment Manager generally opposes any supermajority voting requirements as well as the payment of "greenmail." Investment Manager usually supports "fair price" provisions and confidential voting.

   CHANGES TO CAPITAL STRUCTURE: Investment Manager realizes that a company's financing decisions have a significant impact on its shareholders, particularly when they involve the issuance of additional shares of common or preferred stock or the assumption of additional debt. Investment Manager will carefully review, on a case-by-case basis, proposals by companies to increase authorized shares and the purpose for the increase. Investment Manager will generally not vote in favor of dual-class capital structures to increase the number of authorized shares where that class of stock would have superior voting rights. Investment Manager will generally vote in favor of the issuance of preferred stock in cases where the company specifies the voting, dividend, conversion and other rights of such stock and the terms of the preferred stock issuance are deemed reasonable. Investment Manager will review proposals seeking preemptive rights on a case-by-case basis.

   MERGERS AND CORPORATE RESTRUCTURING: Mergers and acquisitions will be subject to careful review by the research analyst to determine whether they would be beneficial to shareholders. Investment Manager will analyze various economic and strategic factors in making the final decision on a merger or acquisition. Corporate restructuring proposals are also subject to a thorough examination on a case-by-case basis.

   SOCIAL AND CORPORATE POLICY ISSUES: As a fiduciary, Investment Manager is primarily concerned about the financial interests of its Advisory Clients. Investment Manager will generally give management discretion with regard to social, environmental and ethical issues although Investment Manager may vote in favor of those issues that are believed to have significant economic benefits or implications.

   GLOBAL CORPORATE GOVERNANCE: Investment Manager manages investments in countries worldwide. Many of the tenets discussed above are applied to Investment Manager's proxy voting decisions for international investments. However, Investment Manager must be flexible in these worldwide markets and must be mindful of the varied market practices of each region. As experienced money managers, Investment Manager's analysts are skilled in understanding the complexities of the regions in which they specialize and are trained to analyze proxy issues germane to their regions.

PROXY PROCEDURES

   The Proxy Group is fully cognizant of its responsibility to process proxies and maintain proxy records pursuant to applicable rules and regulations, including those of the U.S. Securities and Exchange Commission ("SEC") and the Canadian Securities Administrators ("CSA"). In addition, Investment Manager understands its fiduciary duty to vote proxies and that proxy voting decisions may affect the value of shareholdings. Therefore,

Investment Manager will attempt to process every proxy it receives for all domestic and foreign securities. However, there may be situations in which Investment Manager cannot vote proxies. For example, if the cost of voting a foreign proxy outweighs the benefit of voting, the Proxy Group may refrain from processing that vote. Additionally, the Proxy Group may not be given enough time to process the vote. For example, the Proxy Group, through no fault of their own, may receive a meeting notice from the company too late, or may be unable to obtain a timely translation of the agenda. In addition, if Investment Manager has outstanding sell orders, or anticipates placing sell orders prior to the date of the shareholder meeting, in certain markets that have blocking restrictions, the proxies for those meetings may not be voted in order to facilitate the sale of those securities. If a security is on loan, Investment Manager may determine that it is not in the best interests of its clients to recall the security for voting purposes. Although Investment Manager may hold shares on a company's record date, should it sell them prior to the company's meeting date, Investment Manager ultimately may decide not to vote those shares. Lastly, the Investment Manager will not vote proxies when prohibited from voting by applicable law.

   Investment Manager may vote against an agenda item where no further information is provided, particularly in non-U.S. markets. For example, if "Other Business" is listed on the agenda with no further information included in the proxy materials, Investment Manager may vote against the item to send a message to the company that if it had provided additional information, Investment Manager may have voted in favor of that item. Investment Manager may also enter a "withhold" vote on the election of certain directors from time to time based on individual situations, particularly where Investment Manager is not in favor of electing a director and there is no provision for voting against such director.

   The following describes the standard procedures that are to be followed with respect to carrying out Investment Manager's proxy policy:

      1. The Proxy Group will identify all Advisory Clients, maintain a list of those clients, and indicate those Advisory Clients who have delegated proxy voting authority to the Investment Manager. The Proxy Group will periodically review and update this list.

      2. All relevant information in the proxy materials received (e.g., the record date of the meeting) will be recorded immediately by the Proxy Group in a database to maintain control over such materials. The Proxy Group will confirm each relevant Advisory Client's holdings of the securities and that the client is eligible to vote.

      3. The Proxy Group will review and compile information on each proxy upon receipt of any agendas, materials, reports, recommendations from RiskMetrics and/or Glass Lewis, or other information. The Proxy Group will then forward this information to the appropriate research analyst and/or legal counsel for review and voting instructions.

      4. In determining how to vote, Investment Manager's analysts and relevant portfolio manager(s) will consider the General Proxy Voting Guidelines set forth above, their in-depth knowledge of the company, any readily available information and research about the company and its agenda items, and the recommendations put forth by RiskMetrics, Glass Lewis, or other independent third party providers of proxy services.

      5. The Proxy Group is responsible for maintaining the documentation that supports Investment Manager's voting position. Such documentation may include, but is not limited to, any information provided by RiskMetrics, Glass Lewis, or other proxy service providers, and, especially as to non-routine, materially significant or controversial matters, memoranda describing the position it has taken. Additionally, the Proxy Group may include documentation obtained from the research analyst, portfolio manager, legal counsel and/or the Proxy Review Committee.

      6. After the proxy is completed but before it is returned to the issuer and/or its agent, the Proxy Group may review those situations including special or unique documentation to determine that the appropriate documentation has been created, including conflict of interest screening.

      7. The Proxy Group will attempt to submit Investment Manager's vote on all proxies to RiskMetrics for processing at least three days prior to the meeting for U.S. securities and 10 days prior to the meeting for foreign securities. However, in certain foreign jurisdictions it may be impossible to return the proxy 10 days in advance of the meeting. In these situations, the Proxy Group will use its best efforts to send the proxy vote to RiskMetrics in sufficient time for the vote to be processed.

      8. The Proxy Group prepares reports for each client that has requested a record of votes cast. The report specifies the proxy issues that have been voted for the client during the requested period and the position taken with respect to each issue. The Proxy Group sends one copy to the client, retains a copy in the Proxy Group's files and forwards a copy to either the appropriate portfolio manager or the client service representative. While many Advisory Clients prefer quarterly or annual reports, the Proxy Group will provide reports for any timeframe requested by a client.

      9. If the Franklin Templeton Services, LLC Fund Treasury Department learns of a vote on a material event that will affect a security on loan, the Fund Treasury Department will notify Investment Manager and obtain instructions regarding whether Investment Manager desires the Fund Treasury Department to contact the custodian bank in an effort to retrieve the securities. If so requested by Investment Manager, the Fund Treasury Department shall use its best efforts to recall any security on loan and will use other practicable and legally enforceable means to ensure that Investment Manager is able to fulfill its fiduciary duty to vote proxies for Advisory Clients with respect to such loaned securities. The Fund Treasury Department will advise the Proxy Group of all recalled securities.

      10. The Proxy Group, in conjunction with Legal Staff responsible for coordinating Fund disclosure, on a timely basis, will file all required Form N-PXs, with respect to investment company clients, disclose that its proxy voting record is available on the web site, and will make available the information disclosed in its Form N-PX as soon as is reasonably practicable after filing Form N-PX with the SEC.

      11. The Proxy Group, in conjunction with Legal Staff responsible for coordinating Fund disclosure, will ensure that all required disclosure about proxy voting of the investment company clients is made in such clients' financial statements and disclosure documents.

      12. The Proxy Group will review the guidelines of RiskMetrics and Glass Lewis, with special emphasis on the factors they use with respect to proxy voting recommendations.

      13. The Proxy Group will familiarize itself with the procedures of RiskMetrics that govern the transmission of proxy voting information from the Proxy Group to RiskMetrics and periodically review how well this process is functioning.

      14. The Proxy Group will investigate, or cause others to investigate, any and all instances where these Procedures have been violated or there is evidence that they are not being followed. Based upon the findings of these investigations, the Proxy Group, if practicable, will recommend amendments to these Procedures to minimize the likelihood of the reoccurrence of non-compliance.

      15. At least annually, the Proxy Group will verify that:

       . Each proxy or a sample of proxies received has been voted in a manner consistent with these Procedures and the Proxy Voting Guidelines;

       . Each proxy or sample of proxies received has been voted in accordance with the instructions of the Investment Manager;

       . Adequate disclosure has been made to clients and fund shareholders about the procedures and how proxies were voted; and

       . Timely filings were made with applicable regulators related to proxy voting.

   The Proxy Group is responsible for maintaining appropriate proxy voting records. Such records will include, but are not limited to, a copy of all materials returned to the issuer and/or its agent, the documentation described above, listings of proxies voted by issuer and by client, and any other relevant information. The Proxy Group may use an outside service such as RiskMetrics to support this function. All records will be retained for at least five years, the first two of which will be on-site. Advisory Clients may request copies of their proxy voting records by calling the Proxy Group collect at 1-954-527-7678, or by sending a written request to: Franklin

Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Advisory Clients may review Investment Manager's proxy voting policies and procedures on-line at www.franklintempleton.com and may request additional copies by calling the number above. For U.S. mutual fund products, an annual proxy voting record for the period ending June 30 of each year will be posted to www.franklintempleton.com no later than August 31 of each year. For Canadian mutual fund products, an annual proxy voting record for the period ending
June 30 of each year will be posted to www.franklintempleton.ca no later than August 31 of each year. The Proxy Group will periodically review web site posting and update the posting when necessary. In addition, the Proxy Group is responsible for ensuring that the proxy voting policies, procedures and records of the Investment Manager are available as required by law and is responsible for overseeing the filing of such policies, procedures and mutual fund voting records with the SEC, the CSA and other applicable regulators.

As of January 2, 2008

                                                                      July 2003

                             GOLDMAN, SACHS & CO.
                     GOLDMAN SACHS ASSET MANAGEMENT, L.P.
                 GOLDMAN SACHS ASSET MANAGEMENT INTERNATIONAL
                          GOLDMAN SACHS PRINCETON LLC
                            (COLLECTIVELY, "GSAM")

                       SUMMARY OF POLICY ON PROXY VOTING
                        FOR INVESTMENT ADVISORY CLIENTS

   Proxy voting and our understanding of corporate governance issues are important elements of the portfolio management services we perform for our advisory clients who have authorized us to address these matters on their behalf. Our guiding principles in performing this service are to make proxy voting decisions that (i) favor proposals that tend to maximize a company's shareholder value and (ii) are free from the influence of conflicts of interest.

PUBLIC EQUITY INVESTMENTS

OVERVIEW OF GSAM PROXY VOTING POLICY

   To implement these general principles for investments in publicly-traded equities, we have adopted the GSAM Proxy Voting Policy to assist us in making proxy voting decisions and developing procedures for effecting those decisions. The GSAM Proxy Voting Policy and associated procedures are designed to ensure that where GSAM has the authority to vote proxies, GSAM complies with its legal, fiduciary, and contractual obligations.

   The GSAM Proxy Voting Policy addresses a wide variety of individual topics, including, among other matters, shareholder voting rights, anti-takeover defenses, board structures and the election of directors, executive and director compensation, reorganizations, mergers and various shareholder proposals. It reflects GSAM's fundamental belief that sound corporate governance will create a framework within which a company can be directed and managed in the interests of its shareholders. Senior management of GSAM periodically reviews the GSAM Proxy Voting Policy to ensure it continues to be consistent with our guiding principles. Clients may request a copy of the GSAM Proxy Voting Policy for their review by contacting their Goldman Sachs representative.

IMPLEMENTATION BY PORTFOLIO MANAGEMENT TEAMS

   Each GSAM equity portfolio management team ("Portfolio Management Team") has developed an approach for how best to evaluate proxy votes on an individualized basis in relation to the GSAM Proxy Voting Policy and each Portfolio Management Team's investment philosophy and process. For example, our active-equity Portfolio Management Teams view the analysis of corporate governance practices as an integral part of the investment research and stock valuation process. Therefore, on a case-by-case basis, each active-equity Portfolio Management Team may vote differently from the pre-determined application of the GSAM Proxy Voting Policy. Our quantitative-equity Portfolio Management Teams, by contrast, exclusively follow such pre-determined application.

   In addition, the GSAM Proxy Voting Policy is designed generally to permit Portfolio Management Teams to consider applicable regional rules and practices regarding proxy voting when forming their views on a particular matter.

USE OF THIRD-PARTY SERVICE PROVIDERS

   We utilize independent service providers to assist us in determining the GSAM Proxy Voting Policy and in implementing our proxy voting decisions. The primary provider we currently use is Institutional Shareholder Services ("ISS"), which provides proxy voting services to many asset managers on a global basis. Senior GSAM management is responsible for reviewing our relationship with ISS and for evaluating the quality and effectiveness of the various services provided by ISS to assist us in satisfying our proxy voting responsibilities.

   Specifically, ISS assists GSAM in the proxy voting and corporate governance oversight process by developing and updating the ISS Proxy Voting Guidelines, which are incorporated into the GSAM Proxy Voting Policy, and by providing research and analysis, recommendations regarding votes, operational implementation, and recordkeeping and reporting services. GSAM's decision to retain ISS is based principally on the view the services ISS provides, subject to GSAM's oversight, will generally result in proxy voting decisions which are favorable to shareholders' interests. GSAM may, however, hire other service providers to supplement or replace the services GSAM receives from ISS. In addition, active-equity Portfolio Management Teams are able to cast votes that differ from recommendations made by ISS, as detailed in the GSAM Proxy Voting Policy.

CONFLICTS OF INTEREST

   The GSAM Proxy Voting Policy also contains procedures to address potential conflicts of interest. These procedures include our adoption of and reliance on the GSAM Proxy Voting Policy, including the ISS Proxy Voting Guidelines, and the day-to-day implementation of those Guidelines by ISS. The procedures also establish a process under which an active-equity Portfolio Management Team's decision to vote against an ISS recommendation is approved by the local Chief Investment Officer for the requesting Portfolio Management Team and notification of the vote is provided to the Global Chief Investment Officer for active-equity investment strategies and other appropriate GSAM personnel.

FIXED INCOME AND PRIVATE INVESTMENTS

   Voting decisions with respect to client investments in fixed income securities and the securities of privately-held issuers generally will be acted upon by the relevant portfolio managers based on their assessment of the particular transactions or other matters at issue.

EXTERNAL MANAGERS

   Where GSAM places client assets with managers outside of GSAM, whether through separate accounts, funds-of-funds or other structures, such external managers generally will be responsible for proxy voting. GSAM may, however, retain such responsibilities where it deems appropriate.

CLIENT DIRECTION

   Clients may choose to vote proxies themselves, in which case they must arrange for their custodian to send proxy materials directly to them. GSAM can also accommodate situations where individual clients have developed their own guidelines with ISS or another proxy service. Clients may also discuss with GSAM the possibility of receiving individualized reports or other individualized services regarding proxy voting conducted on their behalf.

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                            Sachs
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                        GOLDMAN SACHS ASSET MANAGEMENT

                            POLICY ON PROXY VOTING
                        FOR INVESTMENT ADVISORY CLIENTS

   Goldman Sachs Asset Management ("GSAM")* has adopted the policies and procedures set out below regarding the voting of proxies on securities held in client accounts (the "Policy"). These policies and procedures are designed to ensure that where GSAM has the authority to vote proxies, GSAM complies with its legal, fiduciary, and contractual obligations.

GUIDING PRINCIPLES

   Proxy voting and the analysis of corporate governance issues in general are important elements of the portfolio management services we provide to our advisory clients who have authorized us to address these matters on their behalf. Our guiding principles in performing proxy voting are to make decisions that (i) favor proposals that tend to maximize a company's shareholder value and (ii) are not influenced by conflicts of interest. These principles reflect GSAM's belief that sound corporate governance will create a framework within which a company can be managed in the interests of its shareholders.

PUBLIC EQUITY INVESTMENTS

   To implement these guiding principles for investments in publicly-traded equities, we follow the Institutional Shareholder Services ("ISS") Standard Proxy Voting Guidelines (the "Guidelines"), except in circumstances as described below. The Guidelines embody the positions and factors GSAM generally considers important in casting proxy votes. They address a wide variety of individual topics, including, among other matters, shareholder voting rights, anti-takeover defenses, board structures, the election of directors, executive and director compensation, reorganizations, mergers, and various shareholder proposals. Recognizing the complexity and fact-specific nature of many corporate governance issues, the Guidelines often do not direct a particular voting outcome, but instead identify factors ISS considers in determining how the vote should be cast. A summary of the Guidelines is attached as Appendix A.

   In connection with each proxy vote, ISS prepares a written analysis and recommendation (an "ISS Recommendation") that reflects ISS's application of Guidelines to the particular proxy issues. Where the Guidelines do not direct a particular response and instead list relevant factors, the ISS Recommendation will reflect ISS's own evaluation of the factors. As explained more fully below, however, each GSAM equity portfolio management team ("Portfolio Management Team") may on any particular proxy vote decide to diverge from the Guidelines or an ISS Recommendation. In such cases, our procedures require:
(i) the requesting Portfolio Management Team to set forth the reasons for their decision; (ii) the approval of the Local Chief Investment Officer for the requesting Portfolio Management Team; (iii) notification to the Global Chief Investment Officer and other appropriate GSAM personnel; (iv) a determination that the decision is not influenced by any conflict of interest; and (v) the creation of a written record reflecting the process.

   The principles and positions reflected in this Policy are designed to guide us in voting proxies, and not necessarily in making investment decisions. Portfolio Management Teams base their determinations of whether to invest in a particular company on a variety of factors, and while corporate governance may be one such factor, it may not be the primary consideration.

--------
* For purposes of this Policy, "GSAM" refers, collectively, to the Goldman Sachs Asset Management unit of Goldman, Sachs & Co.'s Investment Management Division; Goldman Sachs Asset Management, L.P.; Goldman Sachs Asset Management International; and Goldman Sachs Princeton LLC.

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                            Goldman
                            Sachs
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   Senior management of GSAM periodically reviews this Policy, including our use of the Guidelines, to ensure it continues to be consistent with our guiding principles.

IMPLEMENTATION BY PORTFOLIO MANAGEMENT TEAMS

General Overview

   While it is GSAM's policy generally to follow the Guidelines and the ISS Recommendations, the active-equity and quantitative-equity Portfolio Management Teams have developed different approaches for using the Guidelines and ISS Recommendations in light of their different investment philosophies and processes.

Active Equity

   Our active-equity Portfolio Management Teams view the analysis of corporate governance practices as an integral part of the investment research and stock valuation process. Therefore, on a case-by-case basis and subject to the approval process described above, each active-equity Portfolio Management Team may vote differently from the Guidelines or a particular ISS Recommendation. In forming their views on particular matters, our active-equity Portfolio Management Teams are permitted to consider applicable regional rules and practices, including codes of conduct and other guides, regarding proxy voting, in addition to the Guidelines and ISS Recommendations.

   In our active-equity investment research process, responsibility for analyzing corporate board structures and the corporate governance practices of portfolio companies in connection with proxy voting decisions lies with the relevant Portfolio Management Team. Accordingly, each active-equity Portfolio Management Team is charged with performing these functions for the portfolio companies as part of the team's research efforts.

   As part of that research process, each active-equity Portfolio Management Team has regular internal research meetings to discuss the companies held in a particular team's investment portfolio. Among the topics that may be discussed at these meetings are issues pertaining to a portfolio company's record and policies on corporate governance practices that may affect shareholder value.

   Each active-equity Portfolio Management Team determines how to allocate responsibility for analyzing corporate governance issues and proxy voting decisions among the team's members. Under each arrangement, the work related to proxy voting is integrated into our research process. Each active-equity Portfolio Management Team remains responsible for ensuring that corporate governance issues are analyzed and proxy votes are cast in a manner consistent with our guiding principles.

Quantitative Equity

   Our quantitative-equity Portfolio Management Teams, by contrast, have decided to follow the Guidelines and ISS Recommendations exclusively, based on such Portfolio Management Teams' investment philosophy and approach to portfolio construction, as well as the evaluation of ISS's services and methodology in analyzing shareholder and corporate governance matters. Nevertheless, our quantitative-equity Portfolio Management Teams retain the authority to revisit this position, with respect to both their general approach to proxy voting (subject to the approval of GSAM senior management) and any specific shareholder vote (subject to the approval process described above).

USE OF THIRD-PARTY SERVICE PROVIDERS

   We utilize independent service providers, such as ISS, to assist us in developing substantive proxy voting positions. ISS also updates and revises the Guidelines on a periodic basis, and any such revisions are reviewed by

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                            Goldman
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                            Management OCTOBER 2003

GSAM to determine whether they are consistent with our guiding principles. In addition, ISS assists us in the proxy voting process by providing operational, recordkeeping and reporting services.

   GSAM's decision to retain ISS to perform the services described in this Policy is based principally on the view the services ISS provides will result in proxy voting decisions that are consistent with our guiding principles. GSAM management is responsible for reviewing our relationship with ISS and for evaluating the quality and effectiveness of the various services provided by ISS to assist us in satisfying our proxy voting responsibilities.

   GSAM may hire other service providers to replace or supplement ISS with respect to any of the services GSAM currently receives from ISS. In addition, individual Portfolio Management Teams may supplement the information and analyses ISS provides from other sources.

CONFLICTS OF INTEREST

   Pursuant to this Policy, GSAM has implemented procedures designed to prevent conflicts of interest from influencing its proxy voting decisions. These procedures include our use of the Guidelines and ISS Recommendations. Proxy votes cast by GSAM in accordance with the Guidelines and ISS Recommendations will not present any conflicts of interest because GSAM casts such votes in accordance with a pre-determined policy based upon the recommendations of an independent third party.

   Our procedures also prohibit the influence of conflicts of interest where an active-equity Portfolio Management Team decides to vote against an ISS Recommendation. In general, conflicts of interest between GSAM and other businesses within Goldman Sachs should not affect GSAM in light of the information barrier policies separating GSAM from those other businesses. In addition, in any particular case, the approval process for a decision to vote against an ISS Recommendation, as described above, includes an inquiry into potential conflicts of interest, and GSAM senior management will not approve decisions that are based on the influence of such conflicts.

FIXED INCOME AND PRIVATE INVESTMENTS

   Voting decisions with respect to client investments in fixed income securities and the securities of privately-held issuers generally will be made by the relevant portfolio managers based on their assessment of the particular transactions or other matters at issue.

EXTERNAL MANAGERS

   Where GSAM places client assets with managers outside of GSAM, whether through separate accounts, funds-of-funds or other structures, such external managers generally will be responsible for voting proxies in accordance with the managers' own policies. GSAM may, however, retain such responsibilities where it deems appropriate.

CLIENT DIRECTION

   Clients may choose to vote proxies themselves, in which case they must arrange for their custodians to send proxy materials directly to them. GSAM can also accommodate individual clients that have developed their own guidelines with ISS or another proxy service. Clients may also discuss with GSAM the possibility of receiving individualized reports or other individualized services regarding proxy voting conducted on their behalf.

                                                                     APPENDIX A

                 ISS STANDARD PROXY VOTING GUIDELINES SUMMARY

   The following is a concise summary of the ISS Standard Proxy Voting Guidelines (the "Guidelines"), which form the substantive basis of GSAM's Policy on Proxy Voting for Investment Advisory Clients ("Policy") with respect to public equity investments. As described in the main body of the Policy, GSAM may diverge from the Guidelines and a related ISS recommendation on any particular proxy vote or in connection with any individual investment decision.

1. AUDITORS

   Vote FOR proposals to ratify auditors, unless any of the following apply:

    . An auditor has a financial interest in or association with the company, and is therefore not independent,

    .  Fees for non-audit services are excessive, or

    . There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company's financial position.

2. BOARD OF DIRECTORS

A. VOTING ON DIRECTOR NOMINEES IN UNCONTESTED ELECTIONS

   Votes on director nominees should be made on a CASE-BY-CASE basis, examining the following factors: independence of the board and key board committees, attendance at board meetings, corporate governance provisions and takeover activity, long-term company performance, responsiveness to shareholder proposals, any egregious board actions, and any excessive non-audit fees or other potential auditor conflicts.

B. CLASSIFICATION/DECLASSIFICATION OF THE BOARD

   Vote AGAINST proposals to classify the board.

   Vote FOR proposals to repeal classified boards and to elect all directors annually.

C. INDEPENDENT CHAIRMAN (SEPARATE CHAIRMAN/CEO)

   Vote on a CASE-BY-CASE basis shareholder proposals requiring that the positions of chairman and CEO be held separately. Because some companies have governance structures in place that counterbalance a combined position, certain factors should be taken into account in determining whether the proposal warrants support. These factors include the presence of a lead director, board and committee independence, governance guidelines, company performance, and annual review by outside directors of CEO pay.

D. MAJORITY OF INDEPENDENT DIRECTORS/ESTABLISHMENT OF COMMITTEES

   Vote FOR shareholder proposals asking that a majority or more of directors be independent unless the board composition already meets the proposed threshold by ISS's definition of independence.

   Vote FOR shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors if they currently do not meet that standard.

3. SHAREHOLDER RIGHTS

A. SHAREHOLDER ABILITY TO ACT BY WRITTEN CONSENT

   Vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent.

   Vote FOR proposals to allow or make easier shareholder action by written consent.

B. SHAREHOLDER ABILITY TO CALL SPECIAL MEETINGS

   Vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings.

   Vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.

C. SUPERMAJORITY VOTE REQUIREMENTS

   Vote AGAINST proposals to require a supermajority shareholder vote. Vote FOR proposals to lower supermajority vote requirements.

D. CUMULATIVE VOTING

   Vote AGAINST proposals to eliminate cumulative voting.

   Vote proposals to restore or permit cumulative voting on a CASE-BY-CASE basis relative to the company's other governance provisions.

E. CONFIDENTIAL VOTING

   Vote FOR shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators and use independent inspectors of election, as long as the proposal includes a provision for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents will not agree, the confidential voting policy is waived.

   Vote FOR management proposals to adopt confidential voting.

4. PROXY CONTESTS

A. VOTING FOR DIRECTOR NOMINEES IN CONTESTED ELECTIONS

   Votes in a contested election of directors must be evaluated on a CASE-BY-CASE basis, considering the factors that include the long-term financial performance, management's track record, qualifications of director nominees (both slates), and an evaluation of what each side is offering shareholders.

B. REIMBURSING PROXY SOLICITATION EXPENSES

   Vote CASE-BY-CASE. Where ISS recommends in favor of the dissidents, ISS also recommends voting for reimbursing proxy solicitation expenses.

5. POISON PILLS

   Vote FOR shareholder proposals that ask a company to submit its poison pill for shareholder ratification. Review on a CASE-BY-CASE basis shareholder proposals to redeem a company's poison pill and management proposals to ratify a poison pill.

6. MERGERS AND CORPORATE RESTRUCTURINGS

   Vote CASE-BY-CASE on mergers and corporate restructurings based on such features as the fairness opinion, pricing, strategic rationale, and the negotiating process.

7. REINCORPORATION PROPOSALS

   Proposals to change a company's state of incorporation should be evaluated on a CASE-BY-CASE basis, giving consideration to both financial and corporate governance concerns, including the reasons for reincorporating, a comparison of the governance provisions, and a comparison of the jurisdictional laws. Vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.

8. CAPITAL STRUCTURE

A. COMMON STOCK AUTHORIZATION

   Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a CASE-BY-CASE basis using a model developed by ISS.

   Vote AGAINST proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights.

   Vote FOR proposals to approve increases beyond the allowable increase when a company's shares are in danger of being de-listed or if a company's ability to continue to operate as a going concern is uncertain.

B. DUAL-CLASS STOCK

   Vote AGAINST proposals to create a new class of common stock with superior voting rights.

   Vote FOR proposals to create a new class of non-voting or sub-voting common stock if:

    . It is intended for financing purposes with minimal or no dilution to current shareholders

    . It is not designed to preserve the voting power of an insider or significant shareholder

9. EXECUTIVE AND DIRECTOR COMPENSATION

   Votes with respect to compensation plans should be determined on a CASE-BY-CASE basis. The ISS methodology for reviewing compensation plans primarily focuses on the transfer of shareholder wealth (the dollar cost of pay plans to shareholders instead of simply focusing on voting power dilution). Using the expanded compensation data disclosed under the Securities and Exchange Commission's rules, ISS will value every award type. ISS will include in its analyses an estimated dollar cost for the proposed plan and all continuing plans. This cost, dilution to shareholders' equity, will also be expressed as a percentage figure for the transfer of shareholder wealth, and will be considered along with dilution to voting power. Once ISS determines the estimated cost of the plan, ISS compares it to a company-specific dilution cap.

   Vote AGAINST equity plans that explicitly permit repricing or where the company has a history of repricing without shareholder approval.

A. MANAGEMENT PROPOSALS SEEKING APPROVAL TO REPRICE OPTIONS

   Votes on management proposals seeking approval to reprice options are evaluated on a CASE-BY-CASE basis giving consideration to the following:

    .  Historic trading patterns

    .  Rationale for the repricing

    .  Value-for-value exchange

    .  Option vesting

    .  Term of the option

    .  Exercise price

    .  Participation

B. EMPLOYEE STOCK PURCHASE PLANS

   Votes on employee stock purchase plans should be determined on a CASE-BY-CASE basis.

   Vote FOR employee stock purchase plans where all of the following apply:

    .  Purchase price is at least 85 percent of fair market value;

    .  Offering period is 27 months or less; and

    .  Potential voting power dilution is ten percent or less.

   Vote AGAINST employee stock purchase plans where any of the opposite conditions obtain.

C. SHAREHOLDER PROPOSALS ON COMPENSATION

   Vote on a CASE-BY-CASE basis for all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long-term corporate outlook.

10. SOCIAL AND ENVIRONMENTAL ISSUES

   These issues cover a wide range of topics, including consumer and public safety, environment and energy, general corporate issues, labor standards and human rights, military business, and workplace diversity.

   In general, vote CASE-BY-CASE. While a wide variety of factors go into each analysis, the overall principle guiding all vote recommendations focuses on how the proposal will enhance the economic value of the company.

                                            ISS 2007 US PROXY VOTING GUIDELINES
                                                                        SUMMARY

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                   ISS 2007 PROXY VOTING GUIDELINES SUMMARY
                      EFFECTIVE FOR MEETINGS FEB 1, 2007
                           UPDATED DECEMBER 15, 2006

   The following is a condensed version of the proxy voting recommendations contained in the ISS Proxy Voting Manual.

   1. OPERATIONAL ITEMS.................................................  6
      Adjourn Meeting...................................................  6
      Amend Quorum Requirements.........................................  6
      Amend Minor Bylaws................................................  6
      Auditor Indemnification and Limitation of Liability...............  6
      Auditor Ratification..............................................  6
      Change Company Name...............................................  7
      Change Date, Time, or Location of Annual Meeting..................  7
      Transact Other Business...........................................  7

   2. BOARD OF DIRECTORS:...............................................  8
      Voting on Director Nominees in Uncontested Elections..............  8
      2007 Classification of Directors.................................. 10
      Age Limits........................................................ 11
      Board Size........................................................ 11
      Classification/Declassification of the Board...................... 12
      Cumulative Voting................................................. 12
      Director and Officer Indemnification and Liability Protection..... 12
      Establish/Amend Nominee Qualifications............................ 13
      Filling Vacancies/Removal of Directors............................ 13
      Independent Chair (Separate Chair/CEO)............................ 13
      Majority of Independent Directors/Establishment of Committees..... 14
      Majority Vote Shareholder Proposals............................... 14
      Office of the Board............................................... 14
      Open Access....................................................... 15
      Performance Test for Directors.................................... 15
      Stock Ownership Requirements...................................... 16
      Term Limits....................................................... 16

   3. PROXY CONTESTS.................................................... 17
      Voting for Director Nominees in Contested Elections............... 17
      Reimbursing Proxy Solicitation Expenses........................... 17
      Confidential Voting............................................... 17

   4. ANTITAKEOVER DEFENSES AND VOTING RELATED ISSUES................... 18
      Advance Notice Requirements for Shareholder Proposals/Nominations. 18
      Amend Bylaws without Shareholder Consent.......................... 18
      Poison Pills...................................................... 18
      Shareholder Ability to Act by Written Consent..................... 18
      Shareholder Ability to Call Special Meetings...................... 19
      Supermajority Vote Requirements................................... 19

   5. MERGERS AND CORPORATE RESTRUCTURINGS.............................. 20
    Overall Approach.................................................... 20
      Appraisal Rights.................................................. 20

(C) 2006 Institutional Shareholder Services Inc. All Rights Reserved.

   Asset Purchases............................................................................ 20
   Asset Sales................................................................................ 21
   Bundled Proposals.......................................................................... 21
   Conversion of Securities................................................................... 21
   Corporate Reorganization/Debt Restructuring/Prepackaged Bankruptcy Plans/Reverse Leveraged
     Buyouts/Wrap Plans....................................................................... 21
   Formation of Holding Company............................................................... 22
   Going Private Transactions (LBOs, Minority Squeezeouts, and Going Dark).................... 22
   Joint Ventures............................................................................. 22
   Liquidations............................................................................... 23
   Mergers and Acquisitions/Issuance of Shares to Facilitate Merger or Acquisition............ 23
   Private Placements/Warrants/Convertible Debentures......................................... 23
   Spinoffs................................................................................... 23
   Value Maximization Proposals............................................................... 24

6. STATE OF INCORPORATION..................................................................... 25
   Control Share Acquisition Provisions....................................................... 25
   Control Share Cash-out Provisions.......................................................... 25
   Disgorgement Provisions.................................................................... 25
   Fair Price Provisions...................................................................... 25
   Freeze-out Provisions...................................................................... 25
   Greenmail.................................................................................. 26
   Reincorporation Proposals.................................................................. 26
   Stakeholder Provisions..................................................................... 26
   State Antitakeover Statutes................................................................ 26

7. CAPITAL STRUCTURE.......................................................................... 27
   Adjustments to Par Value of Common Stock................................................... 27
   Common Stock Authorization................................................................. 27
   Dual-Class Stock........................................................................... 27
   Issue Stock for Use with Rights Plan....................................................... 27
   Preemptive Rights.......................................................................... 27
   Preferred Stock............................................................................ 28
   Recapitalization........................................................................... 28
   Reverse Stock Splits....................................................................... 28
   Share Repurchase Programs.................................................................. 28
   Stock Distributions: Splits and Dividends.................................................. 29
   Tracking Stock............................................................................. 29

8. EXECUTIVE AND DIRECTOR COMPENSATION........................................................ 30
 Equity Compensation Plans.................................................................... 30
   Cost of Equity Plans....................................................................... 30
   Repricing Provisions....................................................................... 30
   Pay-for Performance Disconnect............................................................. 31
   Three-Year Burn Rate/Burn Rate Commitment.................................................. 32
   Poor Pay Practices......................................................................... 33
 Specific Treatment of Certain Award Types in Equity Plan Evaluations:........................ 34
   Dividend Equivalent Rights................................................................. 34
   Liberal Share Recycling Provisions......................................................... 34
 Other Compensation Proposals and Policies.................................................... 34
   401(k) Employee Benefit Plans.............................................................. 34
   Director Compensation...................................................................... 34

(C) 2006 Institutional Shareholder Services Inc. All Rights Reserved.

   Director Retirement Plans................................................................... 35
   Employee Stock Ownership Plans (ESOPs)...................................................... 35
   Employee Stock Purchase Plans--Qualified Plans.............................................. 35
   Employee Stock Purchase Plans--Non-Qualified Plans.......................................... 35
   Incentive Bonus Plans and Tax Deductibility Proposals (OBRA-Related Compensation Proposals). 36
   Options Backdating.......................................................................... 36
   Option Exchange Programs/Repricing Options.................................................. 36
   Stock Plans in Lieu of Cash................................................................. 37
   Transfer Programs of Stock Options.......................................................... 37
 Shareholder Proposals on Compensation......................................................... 38
   Advisory Vote on Executive Compensation (Say-on-Pay)........................................ 38
   Compensation Consultants-Disclosure of Board or Company's Utilization....................... 38
   Disclosure/Setting Levels or Types of Compensation for Executives and Directors............. 38
   Option Repricing............................................................................ 38
   Pay for Superior Performance................................................................ 38
   Pension Plan Income Accounting.............................................................. 39
   Performance-Based Awards.................................................................... 39
   Severance Agreements for Executives/Golden Parachutes....................................... 39
   Supplemental Executive Retirement Plans (SERPs)............................................. 40

9. CORPORATE RESPONSIBILITY.................................................................... 41
 Consumer Issues and Public Safety............................................................. 41
   Animal Rights............................................................................... 41
   Drug Pricing................................................................................ 41
   Drug Reimportation.......................................................................... 41
   Genetically Modified Foods.................................................................. 41
   Handguns.................................................................................... 42
   HIV/AIDS.................................................................................... 42
   Predatory Lending........................................................................... 43
   Tobacco..................................................................................... 43
   Toxic Chemicals............................................................................. 44
 Environment and Energy........................................................................ 44
   Arctic National Wildlife Refuge............................................................. 44
   CERES Principles............................................................................ 44
   Climate Change.............................................................................. 44
   Concentrated Area Feeding Operations (CAFOs)................................................ 45
   Environmental-Economic Risk Report.......................................................... 45
   Environmental Reports....................................................................... 45
   Global Warming.............................................................................. 45
   Kyoto Protocol Compliance................................................................... 45
   Land Use.................................................................................... 46
   Nuclear Safety.............................................................................. 46
   Operations in Protected Areas............................................................... 46
   Recycling................................................................................... 46
   Renewable Energy............................................................................ 46
   Sustainability Report....................................................................... 47
 General Corporate Issues...................................................................... 47
   Charitable/Political Contributions.......................................................... 47
   Disclosure of Lobbying Expenditures/Initiatives............................................. 47
   Link Executive Compensation to Social Performance........................................... 48
   Outsourcing/Offshoring...................................................................... 48

(C) 2006 Institutional Shareholder Services Inc. All Rights Reserved.

 Labor Standards and Human Rights......................................................... 48
   China Principles....................................................................... 48
   Country-specific Human Rights Reports.................................................. 48
   International Codes of Conduct/Vendor Standards........................................ 49
   MacBride Principles.................................................................... 49
 Military Business........................................................................ 50
   Foreign Military Sales/Offsets......................................................... 50
   Landmines and Cluster Bombs............................................................ 50
   Nuclear Weapons........................................................................ 50
   Operations in Nations Sponsoring Terrorism (e.g., Iran)................................ 50
   Spaced-Based Weaponization............................................................. 50
 Workplace Diversity...................................................................... 51
   Board Diversity........................................................................ 51
   Equal Employment Opportunity (EEO)..................................................... 51
   Glass Ceiling.......................................................................... 51
   Sexual Orientation..................................................................... 52

10. MUTUAL FUND PROXIES................................................................... 53
   Election of Directors.................................................................. 53
   Converting Closed-end Fund to Open-end Fund............................................ 53
   Proxy Contests......................................................................... 53
   Investment Advisory Agreements......................................................... 53
   Approving New Classes or Series of Shares.............................................. 53
   Preferred Stock Proposals.............................................................. 54
   1940 Act Policies...................................................................... 54
   Changing a Fundamental Restriction to a Nonfundamental Restriction..................... 54
   Change Fundamental Investment Objective to Nonfundamental.............................. 54
   Name Change Proposals.................................................................. 54
   Change in Fund's Subclassification..................................................... 54
   Disposition of Assets/Termination/Liquidation.......................................... 55
   Changes to the Charter Document........................................................ 55
   Changing the Domicile of a Fund........................................................ 55
   Authorizing the Board to Hire and Terminate Subadvisors Without Shareholder Approval .. 55
   Distribution Agreements................................................................ 56
   Master-Feeder Structure................................................................ 56
   Mergers................................................................................ 56
 Shareholder Proposals for Mutual Funds................................................... 56
   Establish Director Ownership Requirement............................................... 56
   Reimburse Shareholder for Expenses Incurred............................................ 56
   Terminate the Investment Advisor....................................................... 56

(C) 2006 Institutional Shareholder Services Inc. All Rights Reserved.

1. OPERATIONAL ITEMS

ADJOURN MEETING

   Generally vote AGAINST proposals to provide management with the authority to adjourn an annual or special meeting absent compelling reasons to support the proposal.

   Vote FOR proposals that relate specifically to soliciting votes for a merger or transaction if supporting that merger or transaction. Vote AGAINST proposals if the wording is too vague or if the proposal includes "other business."

AMEND QUORUM REQUIREMENTS

   Vote AGAINST proposals to reduce quorum requirements for shareholder meetings below a majority of the shares outstanding unless there are compelling reasons to support the proposal.

AMEND MINOR BYLAWS

   Vote FOR bylaw or charter changes that are of a housekeeping nature (updates or corrections).

AUDITOR INDEMNIFICATION AND LIMITATION OF LIABILITY

   Consider the issue of auditor indemnification and limitation of liability on a CASE-BY-CASE basis. Factors to be assessed include, but are not limited to:

    . The terms of the auditor agreement- the degree to which these agreements impact shareholders' rights;

    .  Motivation and rationale for establishing the agreements;

    .  Quality of disclosure; and

    .  Historical practices in the audit area.

   WTHHOLD against members of an audit committee in situations where there is persuasive evidence that the audit committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm.

AUDITOR RATIFICATION

   Vote FOR proposals to ratify auditors, unless any of the following apply:

    . An auditor has a financial interest in or association with the company, and is therefore not independent,

    . There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company's financial position, or

    .  Fees for non-audit services ("Other" fees) are excessive.

   Non-audit fees are excessive if:

   Non-audit ("other") fees > audit fees + audit-related fees + tax compliance/preparation fees

   Tax compliance and preparation include the preparation of original and amended tax returns, refund claims and tax payment planning. All other services in the tax category, such as tax advice, planning or consulting should be added to "Other" fees. If the breakout of tax fees cannot be determined, add all tax fees to "Other" fees.

(C) 2006 Institutional Shareholder Services Inc. All Rights Reserved.

   Vote CASE-BY-CASE on shareholder proposals asking companies to prohibit or limit their auditors from engaging in non-audit services.

   Vote CASE-BY-CASE on shareholder proposals asking for audit firm rotation, taking into account:

    .  The tenure of the audit firm;

    .  The length of rotation specified in the proposal;

    .  Any significant audit-related issues at the company;

    .  The number of Audit Committee meetings held each year;

    .  The number of financial experts serving on the committee; and

    . Whether the company has a periodic renewal process where the auditor is evaluated for both audit quality and competitive price.

CHANGE COMPANY NAME

   Vote FOR proposals to change the corporate name.

CHANGE DATE, TIME, OR LOCATION OF ANNUAL MEETING

   Vote FOR management proposals to change the date, time, and/or location of the annual meeting unless the proposed change is unreasonable.

   Vote AGAINST shareholder proposals to change the date, time, and/or location of the annual meeting unless the current scheduling or location is unreasonable.

TRANSACT OTHER BUSINESS

   Vote AGAINST proposals to approve other business when it appears as voting item.

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2. BOARD OF DIRECTORS:

VOTING ON DIRECTOR NOMINEES IN UNCONTESTED ELECTIONS

   Vote CASE-BY-CASE on director nominees, examining, but not limited to, the following factors:

    .  Composition of the board and key board committees;

    .  Attendance at board and committee meetings;

    .  Corporate governance provisions and takeover activity;

    .  Disclosures under Section 404 of Sarbanes-Oxley Act;

    .  Long-term company performance relative to a market and peer index;

    .  Extent of the director's investment in the company;

    .  Existence of related party transactions;

    .  Whether the chairman is also serving as CEO;

    .  Whether a retired CEO sits on the board;

    .  Number of outside boards at which a director serves;

    . Majority vote standard for director elections without a provision to allow for plurality voting when there are more nominees than seats.

   WITHHOLD from individual directors who:

    . Attend less than 75 percent of the board and committee meetings without a valid excuse (such as illness, service to the nation, work on behalf of the company);

    .  Sit on more than six public company boards;

    . Are CEOs of public companies who sit on the boards of more than two public companies besides their own--withhold only at their outside boards.

   WITHHOLD from the entire board of directors, (except from new nominees, who should be considered on a CASE-BY-CASE basis) if:

    . The company's proxy indicates that not all directors attended 75% of the aggregate of their board and committee meetings, but fails to provide the required disclosure of the names of the directors involved. If this information cannot be obtained, withhold from all incumbent directors;

    . The company's poison pill has a dead-hand or modified dead-hand feature. Withhold every year until this feature is removed;

    . The board adopts or renews a poison pill without shareholder approval since the beginning of 2005, does not commit to putting it to shareholder vote within 12 months of adoption, or reneges on a commitment to put the pill to a vote, and has not yet received a withhold recommendation for this issue;

    . The board failed to act on a shareholder proposal that received approval by a majority of the shares outstanding the previous year;

    . The board failed to act on a shareholder proposal that received approval of the majority of shares cast for the previous two consecutive years;

    . The board failed to act on takeover offers where the majority of the shareholders tendered their shares;

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    . At the previous board election, any director received more than 50 percent withhold votes of the shares cast and the company has failed to address the issue(s) that caused the high withhold rate;

    . The company is a Russell 3000 company that underperformed its industry group (GICS group) under the criteria discussed in the section "Performance Test for Directors".

   WITHHOLD from Inside Directors and Affiliated Outside Directors (per the Classification of Directors below) when:

    . The inside or affiliated outside director serves on any of the three key committees: audit, compensation, or nominating;

    . The company lacks an audit, compensation, or nominating committee so that the full board functions as that committee;

    . The company lacks a formal nominating committee, even if board attests that the independent directors fulfill the functions of such a committee;

    .  The full board is less than majority independent.

   WITHHOLD from the members of the Audit Committee if:

    . The non-audit fees paid to the auditor are excessive (see discussion under Auditor Ratification);

    . A material weakness identified in the Section 404 Sarbanes-Oxley Act disclosures rises to a level of serious concern; there are chronic internal control issues and an absence of established effective control mechanisms;

    . There is persuasive evidence that the audit committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm.

   WITHHOLD from the members of the Compensation Committee if:

    . There is a negative correlation between the chief executive's pay and company performance (see discussion under Equity Compensation Plans);

    . The company reprices underwater options for stock, cash or other consideration without prior shareholder approval, even if allowed in their equity plan;

    . The company fails to submit one-time transfers of stock options to a shareholder vote;

    . The company fails to fulfill the terms of a burn rate commitment they made to shareholders;

    .  The company has backdated options (see "Options Backdating" policy);

    . The company has poor compensation practices (see "Poor Pay Practices" policy). Poor pay practices may warrant withholding votes from the CEO and potentially the entire board as well.

   WITHHOLD from directors, individually or the entire board, for egregious actions or failure to replace management as appropriate.

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2007 CLASSIFICATION OF DIRECTORS

INSIDE DIRECTOR (I)

    .  Employee of the company or one of its affiliates/1/;

    . Non-employee officer of the company if among the five most highly paid individuals (excluding interim CEO);

    .  Listed as a Section 16 officer/2/;

    .  Current interim CEO;

    . Beneficial owner of more than 50 percent of the company's voting power (this may be aggregated if voting power is distributed among more than one member of a defined group).

AFFILIATED OUTSIDE DIRECTOR (AO)

    .  Board attestation that an outside director is not independent;

    .  Former CEO of the company;

    .  Former CEO of an acquired company within the past five years;

    . Former interim CEO if the service was longer than 18 months. If the service was between twelve and eighteen months an assessment of the interim CEO's employment agreement will be made;/3/

    . Former executive/2/ of the company, an affiliate or an acquired firm within the past five years;

    . Executive/2 /of a former parent or predecessor firm at the time the company was sold or split off from the parent/predecessor within the past five years;

    . Executive, former executive, general or limited partner of a joint venture or partnership with the company;

    .  Relative/4/ of a current Section 16 officer of company or its affiliates;

    . Relative/4/ of a current employee of company or its affiliates where additional factors raise concern (which may include, but are not limited to, the following: a director related to numerous employees; the company or its affiliates employ relatives of numerous board members; or a non-Section 16 officer in a key strategic role);

--------
FOOTNOTES:

/1/ "Affiliate" includes a subsidiary, sibling company, or parent company. ISS uses 50 percent control ownership by the parent company as the standard for applying its affiliate designation.
/2/ "Executives" (officers subject to Section 16 of the Securities and Exchange Act of 1934) include the chief executive, operating, financial, legal, technology, and accounting officers of a company (including the president, treasurer, secretary, controller, or any vice president in charge of a principal business unit, division or policy function).
/3/ ISS will look at the terms of the interim CEO's employment contract to determine if it contains severance pay, long-term health and pension benefits or other such standard provisions typically contained in contracts of permanent, non-temporary CEOs. ISS will also consider if a formal search process was underway for a full-time CEO at the time.
/4/ "Relative" follows the SEC's new definition of "immediate family members" which covers spouses, parents, children, step-parents, step-children, siblings, in-laws, and any person (other than a tenant or employee) sharing the household of any director, nominee for director, executive officer, or significant shareholder of the company.

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    . Relative/4/ of former Section 16 officer, of company or its affiliate within the last five years;

    . Currently provides (or a relative/4/ provides) professional services/5/ to the company, to an affiliate of the company or an individual officer of the company or one of its affiliates in excess of $10,000 per year;

    . Employed by (or a relative/4/ is employed by) a significant customer or supplier/6/;

    . Has (or a relative/4/ has) any transactional relationship with the company or its affiliates excluding investments in the company through a private placement;/6/

    . Any material financial tie or other related party transactional relationship to the company;

    . Party to a voting agreement to vote in line with management on proposals being brought to shareholder vote;

    . Has (or a relative/4 /has) an interlocking relationship as defined by the SEC involving members of the board of directors or its Compensation and Stock Option Committee;/7/

    .  Founder/8/ of the company but not currently an employee;

    . Is (or a relative/4 /is) a trustee, director or employee of a charitable or non-profit organization that receives grants or endowments/6/ from the company or its affiliates/1/.

INDEPENDENT OUTSIDE DIRECTOR (IO)

    .  No material/9/ connection to the company other than a board seat.

AGE LIMITS

   Vote AGAINST shareholder or management proposals to limit the tenure of outside directors through mandatory retirement ages.

BOARD SIZE

   Vote FOR proposals seeking to fix the board size or designate a range for the board size.

--------
FOOTNOTES:

/5/ Professional services can be characterized as advisory in nature and generally include the following: investment banking/financial advisory services; commercial banking (beyond deposit services); investment services; insurance services; accounting/audit services; consulting services; marketing services; and legal services. The case of participation in a banking syndicate by a non-lead bank should be considered a transaction (and hence subject to the associated materiality test) rather than a professional relationship.
/6/ If the company makes or receives annual payments exceeding the greater of $200,000 or five percent of the recipient's gross revenues. (The recipient is the party receiving the financial proceeds from the transaction).
/7/ Interlocks include: (a) executive officers serving as directors on each other's compensation or similar committees (or, in the absence of such a committee, on the board) or (b) executive officers sitting on each other's boards and at least one serves on the other's compensation or similar committees (or, in the absence of such a committee, on the board).
/8/ The operating involvement of the Founder with the company will be considered. Little to no operating involvement may cause ISS to deem the Founder as an independent outsider.
/9/ For purposes of ISS' director independence classification, "material" will be defined as a standard of relationship (financial, personal or otherwise) that a reasonable person might conclude could potentially influence one's objectivity in the boardroom in a manner that would have a meaningful impact on an individual's ability to satisfy requisite fiduciary standards on behalf of shareholders.

(C) 2006 Institutional Shareholder Services Inc. All Rights Reserved.

   Vote AGAINST proposals that give management the ability to alter the size of the board outside of a specified range without shareholder approval.

CLASSIFICATION/DECLASSIFICATION OF THE BOARD

   Vote AGAINST proposals to classify the board.

   Vote FOR proposals to repeal classified boards and to elect all directors annually.

CUMULATIVE VOTING

   Generally vote AGAINST proposals to eliminate cumulative voting.

   Generally vote FOR proposals to restore or provide for cumulative voting unless the company meets ALL of the following criteria:

    . Majority vote standard in director elections, including a carve-out for plurality voting in contested situations;

    .  Annually elected board;

    .  Two-thirds of the board composed of independent directors;

    .  Nominating committee composed solely of independent directors;

    . Confidential voting; however, there may be a provision for suspending confidential voting during proxy contests;

    . Ability of shareholders to call special meetings or act by written consent with 90 days' notice;

    .  Absence of superior voting rights for one or more classes of stock;

    . Board does not have the right to change the size of the board beyond a stated range that has been approved by shareholders;

    . The company has not under-performed its both industry peers and index on both a one-year and three-year total shareholder returns basis*, unless there has been a change in the CEO position within the last three years; and

    . No director received a WITHHOLD vote level of 35% or more of the votes cast in the previous election.
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* Starting in 2007, the industry peer group used for this evaluation will change from the 4-digit GICS group to the average of the 12 companies in the same 6-digit GICS group that are closest in revenue to the company. To fail, the company must under-perform its index and industry group on all 4 measures (1 and 3 year on industry peers and index).

DIRECTOR AND OFFICER INDEMNIFICATION AND LIABILITY PROTECTION

   Vote CASE-BY-CASE on proposals on director and officer indemnification and liability protection using Delaware law as the standard.

   Vote AGAINST proposals to eliminate entirely directors' and officers' liability for monetary damages for violating the duty of care.

(C) 2006 Institutional Shareholder Services Inc. All Rights Reserved.

   Vote AGAINST indemnification proposals that would expand coverage beyond just legal expenses to liability for acts, such as negligence, that are more serious violations of fiduciary obligation than mere carelessness.

   Vote AGAINST proposals that would expand the scope of indemnification to provide for mandatory indemnification of company officials in connection with acts that previously the company was permitted to provide indemnification for at the discretion of the company's board (i.e. "permissive indemnification") but that previously the company was not required to indemnify.

   Vote FOR only those proposals providing such expanded coverage in cases when a director's or officer's legal defense was unsuccessful if both of the following apply:

    . If the director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company; and

    .  If only the director's legal expenses would be covered.

ESTABLISH/AMEND NOMINEE QUALIFICATIONS

   Vote CASE-BY-CASE on proposals that establish or amend director qualifications. Votes should be based on how reasonable the criteria are and to what degree they may preclude dissident nominees from joining the board.

   Vote AGAINST shareholder proposals requiring two candidates per board seat.

FILLING VACANCIES/REMOVAL OF DIRECTORS

   Vote AGAINST proposals that provide that directors may be removed only for cause.

   Vote FOR proposals to restore shareholders' ability to remove directors with or without cause.

   Vote AGAINST proposals that provide that only continuing directors may elect replacements to fill board vacancies.

   Vote FOR proposals that permit shareholders to elect directors to fill board vacancies.

INDEPENDENT CHAIR (SEPARATE CHAIR/CEO)

   Generally vote FOR shareholder proposals requiring the position of chair be filled by an independent director unless there are compelling reasons to recommend against the proposal, such as a counterbalancing governance structure. This should include all of the following:

    . Designated lead director, elected by and from the independent board members with clearly delineated and comprehensive duties. (The role may alternatively reside with a presiding director, vice chairman, or rotating lead director; however the director must serve a minimum of one year in order to qualify as a lead director.) At a minimum these should include:

       - Presides at all meetings of the board at which the chairman is not present, including executive sessions of the independent directors,

       -  Serves as liaison between the chairman and the independent directors,

       -  Approves information sent to the board,

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       -  Approves meeting agendas for the board,

       - Approves meetings schedules to assure that there is sufficient time for discussion of all agenda items,

       -  Has the authority to call meetings of the independent directors,

       - If requested by major shareholders, ensures that he is available for consultation and direct communication;

    .  Two-thirds independent board;

    .  All-independent key committees;

    .  Established governance guidelines;

    . The company should not have underperformed both its industry peers and index on both a one-year and three-year total shareholder returns basis*, unless there has been a change in the Chairman/CEO position within that time;

    .  The company does not have any problematic governance issues.
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* Starting in 2007, the industry peer group used for this evaluation will change from the 4-digit GICS group to the average of the 12 companies in the same 6-digit GICS group that are closest in revenue to the company. To fail, the company must under-perform its index and industry group on all 4 measures (1 and 3 year on industry peers and index).

MAJORITY OF INDEPENDENT DIRECTORS/ESTABLISHMENT OF COMMITTEES

   Vote FOR shareholder proposals asking that a majority or more of directors be independent unless the board composition already meets the proposed threshold by ISS' definition of independent outsider. (See Classification of Directors.)

   Vote FOR shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors if they currently do not meet that standard.

MAJORITY VOTE SHAREHOLDER PROPOSALS

   Generally vote FOR precatory and binding resolutions requesting that the board change the company's bylaws to stipulate that directors need to be elected with an affirmative majority of votes cast, provided it does not conflict with the state law where the company is incorporated. Binding resolutions need to allow for a carve-out for a plurality vote standard when there are more nominees than board seats.

   Companies are strongly encouraged to also adopt a post-election policy (also know as a director resignation policy) that will provide guidelines so that the company will promptly address the situation of a holdover director.

OFFICE OF THE BOARD

   Generally vote FOR shareholders proposals requesting that the board establish an Office of the Board of Directors in order to facilitate direct communications between shareholders and non-management directors, unless the company has all of the following:

    . Established a communication structure that goes beyond the exchange requirements to facilitate the exchange of information between shareholders and members of the board;

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    . Effectively disclosed information with respect to this structure to its shareholders;

    . Company has not ignored majority-supported shareholder proposals or a majority withhold vote on a director nominee; and

    . The company has an independent chairman or a lead/presiding director, according to ISS' definition. This individual must be made available for periodic consultation and direct communication with major shareholders.

OPEN ACCESS

   Generally vote FOR reasonably crafted shareholder proposals providing shareholders with the ability to nominate director candidates to be included on management's proxy card, provided the proposal substantially mirrors the SEC's proposed two-trigger formulation (see the proposed "Security Holder Director Nominations" rule (http://www.sec.gov/rules/proposed/34-48626.htm) or ISS' comment letter to the SEC dated 6/13/2003, available on ISS website under Governance Center-ISS Position Papers).

PERFORMANCE TEST FOR DIRECTORS

   WITHHOLD from directors of Russell 3000 companies that underperformed relative to their industry peers. The criterion used to evaluate such underperformance is a combination of four performance measures:

   One measurement will be a market-based performance metric and three measurements will be tied to the company's operational performance. The market performance metric in the methodology is five-year Total Shareholder Return
(TSR) on a relative basis within each four-digit GICS group. The three operational performance metrics are sales growth, EBITDA growth, and pre-tax operating Return on Invested Capital (ROIC) on a relative basis within each four-digit GICS group. All four metrics will be time-weighted as follows: 40 percent on the trailing 12 month period and 60 percent on the 48 month period prior to the trailing 12 months. This methodology emphasizes the company's historical performance over a five-year period yet also accounts for near-term changes in a company's performance.

   The table below summarizes the new framework:

METRICS                               BASIS OF EVALUATION WEIGHTING 2/ND/ WEIGHTING
-------                               ------------------- --------- -------------
OPERATIONAL PERFORMANCE..............                                     50%
5-YEAR AVERAGE PRE-TAX OPERATING ROIC  MANAGEMENT           33.3%
                                       EFFICIENCY IN
                                       DEPLOYING ASSETS
5-YEAR SALES GROWTH..................  TOP-LINE             33.3%
5-YEAR EBITDA GROWTH.................  CORE-EARNINGS        33.3%
                                                            ----
SUB TOTAL............................                        100%
                                                            ====

STOCK PERFORMANCE....................                                     50%
5-YEAR TSR...........................  MARKET
                                                                         ---
TOTAL................................                                    100%
                                                                         ===

   Adopt a two-phased approach. In 2007 (YEAR 1), the worst performers (bottom five percent) within each of the 24 GICS groups will automatically receive cautionary language, except for companies that have already received cautionary language or withhold votes in 2006 under the current policy. The latter may be subject to withhold votes in 2007. For 2008 (YEAR 2), WITHHOLD votes from director nominees if a company continues to

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be in the bottom five percent within its GICS group for that respective year and/or shows no improvement in its most recent trailing 12 months operating and market performance relative to its peers in its GICS group. This policy would be applied on a rolling basis going forward.

STOCK OWNERSHIP REQUIREMENTS

   Generally vote AGAINST shareholder proposals that mandate a minimum amount of stock that directors must own in order to qualify as a director or to remain on the board. While stock ownership on the part of directors is desired, the company should determine the appropriate ownership requirement.

   Vote CASE-BY-CASE on shareholder proposals asking that the company adopt a holding or retention period for its executives (for holding stock after the vesting or exercise of equity awards), taking into account any stock ownership requirements or holding period/retention ratio already in place and the actual ownership level of executives.

TERM LIMITS

   Vote AGAINST shareholder or management proposals to limit the tenure of outside directors through term limits. However, scrutinize boards where the average tenure of all directors exceeds 15 years for independence from management and for sufficient turnover to ensure that new perspectives are being added to the board.

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3. PROXY CONTESTS

VOTING FOR DIRECTOR NOMINEES IN CONTESTED ELECTIONS

   Vote CASE-BY-CASE on the election of directors in contested elections, considering the following factors:

    . Long-term financial performance of the target company relative to its industry;

    .  Management's track record;

    .  Background to the proxy contest;

    .  Qualifications of director nominees (both slates);

    . Strategic plan of dissident slate and quality of critique against management;

    . Likelihood that the proposed goals and objectives can be achieved (both slates);

    .  Stock ownership positions.

REIMBURSING PROXY SOLICITATION EXPENSES

   Vote CASE-BY-CASE on proposals to reimburse proxy solicitation expenses. When voting in conjunction with support of a dissident slate, vote FOR the reimbursement of all appropriate proxy solicitation expenses associated with the election.

CONFIDENTIAL VOTING

   Vote FOR shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators, and use independent inspectors of election, as long as the proposal includes a provision for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents will not agree, the confidential voting policy is waived.

   Vote FOR management proposals to adopt confidential voting.

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4. ANTITAKEOVER DEFENSES AND VOTING RELATED ISSUES

ADVANCE NOTICE REQUIREMENTS FOR SHAREHOLDER PROPOSALS/NOMINATIONS

   Vote CASE-BY-CASE on advance notice proposals, supporting those proposals which allow shareholders to submit proposals as close to the meeting date as reasonably possible and within the broadest window possible.

AMEND BYLAWS WITHOUT SHAREHOLDER CONSENT

   Vote AGAINST proposals giving the board exclusive authority to amend the bylaws.

   Vote FOR proposals giving the board the ability to amend the bylaws in addition to shareholders.

POISON PILLS

   Vote FOR shareholder proposals requesting that the company submit its poison pill to a shareholder vote or redeem it UNLESS the company has: (1) A shareholder approved poison pill in place; or (2) The company has adopted a policy concerning the adoption of a pill in the future specifying that the board will only adopt a shareholder rights plan if either:

    .  Shareholders have approved the adoption of the plan; or

    . The board, in its exercise of its fiduciary responsibilities, determines that it is in the best interest of shareholders under the circumstances to adopt a pill without the delay in adoption that would result from seeking stockholder approval (i.e. the "fiduciary out" provision). A poison pill adopted under this fiduciary out will be put to a shareholder ratification vote within twelve months of adoption or expire. If the pill is not approved by a majority of the votes cast on this issue, the plan will immediately terminate.

   Vote FOR shareholder proposals calling for poison pills to be put to a vote within a time period of less than one year after adoption. If the company has no non-shareholder approved poison pill in place and has adopted a policy with the provisions outlined above, vote AGAINST the proposal. If these conditions are not met, vote FOR the proposal, but with the caveat that a vote within twelve months would be considered sufficient.

   Vote CASE-by-CASE on management proposals on poison pill ratification, focusing on the features of the shareholder rights plan. Rights plans should contain the following attributes:

    .  No lower than a 20% trigger, flip-in or flip-over;

    .  A term of no more than three years;

    . No dead-hand, slow-hand, no-hand or similar feature that limits the ability of a future board to redeem the pill;

    . Shareholder redemption feature (qualifying offer clause); if the board refuses to redeem the pill 90 days after a qualifying offer is announced, ten percent of the shares may call a special meeting or seek a written consent to vote on rescinding the pill.

SHAREHOLDER ABILITY TO ACT BY WRITTEN CONSENT

   Vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent.

   Vote FOR proposals to allow or make easier shareholder action by written consent.

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SHAREHOLDER ABILITY TO CALL SPECIAL MEETINGS

   Vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings.

   Vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.

SUPERMAJORITY VOTE REQUIREMENTS

   Vote AGAINST proposals to require a supermajority shareholder vote.

   Vote FOR proposals to lower supermajority vote requirements.

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5. MERGERS AND CORPORATE RESTRUCTURINGS

OVERALL APPROACH

   For mergers and acquisitions, review and evaluate the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:

    . VALUATION--Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, emphasis is placed on the offer premium, market reaction and strategic rationale.

    . MARKET REACTION--How has the market responded to the proposed deal? A negative market reaction should cause closer scrutiny of a deal.

    . STRATEGIC RATIONALE--Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.

    . NEGOTIATIONS AND PROCESS--Were the terms of the transaction negotiated at arm's-length? Was the process fair and equitable? A fair process helps to ensure the best price for shareholders. Significant negotiation "wins" can also signify the deal makers' competency. The comprehensiveness of the sales process (e.g., full auction, partial auction, no auction) can also affect shareholder value.

    . CONFLICTS OF INTEREST--Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? As the result of potential conflicts, the directors and officers of the company may be more likely to vote to approve a merger than if they did not hold these interests. Consider whether these interests may have influenced these directors and officers to support or recommend the merger. The CIC figure presented in the "ISS Transaction Summary" section of this report is an aggregate figure that can in certain cases be a misleading indicator of the true value transfer from shareholders to insiders. Where such figure appears to be excessive, analyze the underlying assumptions to determine whether a potential conflict exists.

    . GOVERNANCE--Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.

APPRAISAL RIGHTS

   Vote FOR proposals to restore, or provide shareholders with, rights of appraisal.

ASSET PURCHASES

   Vote CASE-BY-CASE on asset purchase proposals, considering the following factors:

    .  Purchase price;

    .  Fairness opinion;

    .  Financial and strategic benefits;

    .  How the deal was negotiated;

    .  Conflicts of interest;

    .  Other alternatives for the business;

    .  Non-completion risk.

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ASSET SALES

   Vote CASE-BY-CASE on asset sales, considering the following factors:

    .  Impact on the balance sheet/working capital;

    .  Potential elimination of diseconomies;

    .  Anticipated financial and operating benefits;

    .  Anticipated use of funds;

    .  Value received for the asset;

    .  Fairness opinion;

    .  How the deal was negotiated;

    .  Conflicts of interest.

BUNDLED PROPOSALS

   Vote CASE-BY-CASE on bundled or "conditional" proxy proposals. In the case of items that are conditioned upon each other, examine the benefits and costs of the packaged items. In instances when the joint effect of the conditioned items is not in shareholders' best interests, vote AGAINST the proposals. If the combined effect is positive, support such proposals.

CONVERSION OF SECURITIES

   Vote CASE-BY-CASE on proposals regarding conversion of securities. When evaluating these proposals the investor should review the dilution to existing shareholders, the conversion price relative to market value, financial issues, control issues, termination penalties, and conflicts of interest.

   Vote FOR the conversion if it is expected that the company will be subject to onerous penalties or will be forced to file for bankruptcy if the transaction is not approved.

CORPORATE REORGANIZATION/DEBT RESTRUCTURING/PREPACKAGED BANKRUPTCY PLANS/REVERSE LEVERAGED BUYOUTS/WRAP PLANS

   Vote CASE-BY-CASE on proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan, taking into consideration the following:

    .  Dilution to existing shareholders' position;

    .  Terms of the offer;

    .  Financial issues;

    .  Management's efforts to pursue other alternatives;

    .  Control issues;

    .  Conflicts of interest.

   Vote FOR the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.

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FORMATION OF HOLDING COMPANY

   Vote CASE-BY-CASE on proposals regarding the formation of a holding company, taking into consideration the following:

    .  The reasons for the change;

    .  Any financial or tax benefits;

    .  Regulatory benefits;

    .  Increases in capital structure;

    .  Changes to the articles of incorporation or bylaws of the company.

   Absent compelling financial reasons to recommend the transaction, vote AGAINST the formation of a holding company if the transaction would include either of the following:

    . Increases in common or preferred stock in excess of the allowable maximum (see discussion under "Capital Structure");

    .  Adverse changes in shareholder rights.

GOING PRIVATE TRANSACTIONS (LBOS, MINORITY SQUEEZEOUTS, AND GOING DARK)

   Vote CASE-BY-CASE on going private transactions, taking into account the following:

    .  Offer price/premium;

    .  Fairness opinion;

    .  How the deal was negotiated;

    .  Conflicts of interest;

    .  Other alternatives/offers considered; and

    .  Non-completion risk.

   Vote CASE-BY-CASE on "going dark" transactions, determining whether the transaction enhances shareholder value by taking into consideration:

    . Whether the company has attained benefits from being publicly-traded (examination of trading volume, liquidity, and market research of the stock);

    .  Cash-out value;

    . Whether the interests of continuing and cashed-out shareholders are balanced; and

    .  The market reaction to public announcement of transaction.

JOINT VENTURES

   Vote CASE-BY-CASE on proposals to form joint ventures, taking into account the following:

    .  Percentage of assets/business contributed;

    .  Percentage ownership;

    .  Financial and strategic benefits;

    .  Governance structure;

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    .  Conflicts of interest;

    .  Other alternatives;

    .  Noncompletion risk.

LIQUIDATIONS

   Vote CASE-BY-CASE on liquidations, taking into account the following:

    .  Management's efforts to pursue other alternatives;

    .  Appraisal value of assets; and

    .  The compensation plan for executives managing the liquidation.

   Vote FOR the liquidation if the company will file for bankruptcy if the proposal is not approved.

MERGERS AND ACQUISITIONS/ ISSUANCE OF SHARES TO FACILITATE MERGER OR ACQUISITION

   Vote CASE-BY-CASE on mergers and acquisitions, determining whether the transaction enhances shareholder value by giving consideration to items listed under "Mergers and Corporate Restructurings: Overall Approach."

PRIVATE PLACEMENTS/WARRANTS/CONVERTIBLE DEBENTURES

   Vote CASE-BY-CASE on proposals regarding private placements, taking into consideration:

    .  Dilution to existing shareholders' position;

    .  Terms of the offer;

    .  Financial issues;

    .  Management's efforts to pursue other alternatives;

    .  Control issues;

    .  Conflicts of interest.

   Vote FOR the private placement if it is expected that the company will file for bankruptcy if the transaction is not approved.

SPINOFFS

   Vote CASE-BY-CASE on spin-offs, considering:

    .  Tax and regulatory advantages;

    .  Planned use of the sale proceeds;

    .  Valuation of spinoff;

    .  Fairness opinion;

    .  Benefits to the parent company;

    .  Conflicts of interest;

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    .  Managerial incentives;

    .  Corporate governance changes;

    .  Changes in the capital structure.

VALUE MAXIMIZATION PROPOSALS

   Vote CASE-BY-CASE on shareholder proposals seeking to maximize shareholder value by hiring a financial advisor to explore strategic alternatives, selling the company or liquidating the company and distributing the proceeds to shareholders. These proposals should be evaluated based on the following factors:

    .  Prolonged poor performance with no turnaround in sight;

    .  Signs of entrenched board and management;

    .  Strategic plan in place for improving value;

    .  Likelihood of receiving reasonable value in a sale or dissolution; and

    . Whether company is actively exploring its strategic options, including retaining a financial advisor.

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6. STATE OF INCORPORATION

CONTROL SHARE ACQUISITION PROVISIONS

   Control share acquisition statutes function by denying shares their voting rights when they contribute to ownership in excess of certain thresholds. Voting rights for those shares exceeding ownership limits may only be restored by approval of either a majority or supermajority of disinterested shares. Thus, control share acquisition statutes effectively require a hostile bidder to put its offer to a shareholder vote or risk voting disenfranchisement if the bidder continues buying up a large block of shares.

   Vote FOR proposals to opt out of control share acquisition statutes unless doing so would enable the completion of a takeover that would be detrimental to shareholders.

   Vote AGAINST proposals to amend the charter to include control share acquisition provisions.

   Vote FOR proposals to restore voting rights to the control shares.

CONTROL SHARE CASH-OUT PROVISIONS

   Control share cash-out statutes give dissident shareholders the right to "cash-out" of their position in a company at the expense of the shareholder who has taken a control position. In other words, when an investor crosses a preset threshold level, remaining shareholders are given the right to sell their shares to the acquirer, who must buy them at the highest acquiring price.

   Vote FOR proposals to opt out of control share cash-out statutes.

DISGORGEMENT PROVISIONS

   Disgorgement provisions require an acquirer or potential acquirer of more than a certain percentage of a company's stock to disgorge, or pay back, to the company any profits realized from the sale of that company's stock purchased 24 months before achieving control status. All sales of company stock by the acquirer occurring within a certain period of time (between 18 months and 24 months) prior to the investor's gaining control status are subject to these recapture-of-profits provisions.

   Vote FOR proposals to opt out of state disgorgement provisions.

FAIR PRICE PROVISIONS

   Vote CASE-BY-CASE on proposals to adopt fair price provisions (provisions that stipulate that an acquirer must pay the same price to acquire all shares as it paid to acquire the control shares), evaluating factors such as the vote required to approve the proposed acquisition, the vote required to repeal the fair price provision, and the mechanism for determining the fair price.

   Generally, vote AGAINST fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.

FREEZE-OUT PROVISIONS

   Vote FOR proposals to opt out of state freeze-out provisions. Freeze-out provisions force an investor who surpasses a certain ownership threshold in a company to wait a specified period of time before gaining control of the company.

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GREENMAIL

   Greenmail payments are targeted share repurchases by management of company stock from individuals or groups seeking control of the company. Since only the hostile party receives payment, usually at a substantial premium over the market value of its shares, the practice discriminates against all other shareholders.

   Vote FOR proposals to adopt anti-greenmail charter or bylaw amendments or otherwise restrict a company's ability to make greenmail payments.

   Vote CASE-BY-CASE on anti-greenmail proposals when they are bundled with other charter or bylaw amendments.

REINCORPORATION PROPOSALS

   Vote CASE-BY-CASE on proposals to change a company's state of incorporation, taking into consideration both financial and corporate governance concerns, including:

    .  The reasons for reincorporating;

    .  A comparison of the governance provisions;

    .  Comparative economic benefits; and

    .  A comparison of the jurisdictional laws.

   Vote FOR re-incorporation when the economic factors outweigh any neutral or negative governance changes.

STAKEHOLDER PROVISIONS

   Vote AGAINST proposals that ask the board to consider non-shareholder constituencies or other non-financial effects when evaluating a merger or business combination.

STATE ANTITAKEOVER STATUTES

   Vote CASE-BY-CASE on proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, anti-greenmail provisions, and disgorgement provisions).

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7. CAPITAL STRUCTURE

ADJUSTMENTS TO PAR VALUE OF COMMON STOCK

   Vote FOR management proposals to reduce the par value of common stock.

COMMON STOCK AUTHORIZATION

   Vote CASE-BY-CASE on proposals to increase the number of shares of common stock authorized for issuance using a model developed by ISS.

   Vote FOR proposals to approve increases beyond the allowable increase when a company's shares are in danger of being delisted or if a company's ability to continue to operate as a going concern is uncertain.

   In addition, for capital requests less than or equal to 300 percent of the current authorized shares that marginally fail the calculated allowable cap (i.e., exceed the allowable cap by no more than 5 percent), on a CASE-BY-CASE basis, vote FOR the increase based on the company's performance and whether the company's ongoing use of shares has shown prudence. Factors should include, at a minimum, the following:

    .  Rationale;

    . Good performance with respect to peers and index on a five-year total shareholder return basis;

    .  Absence of non-shareholder approved poison pill;

    .  Reasonable equity compensation burn rate;

    .  No non-shareholder approved pay plans; and

    .  Absence of egregious equity compensation practices.

DUAL-CLASS STOCK

   Vote AGAINST proposals to create a new class of common stock with superior voting rights.

   Vote AGAINST proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights.

   Vote FOR proposals to create a new class of nonvoting or sub-voting common stock if:

    . It is intended for financing purposes with minimal or no dilution to current shareholders;

    . It is not designed to preserve the voting power of an insider or significant shareholder.

ISSUE STOCK FOR USE WITH RIGHTS PLAN

   Vote AGAINST proposals that increase authorized common stock for the explicit purpose of implementing a non-shareholder approved shareholder rights plan (poison pill).

PREEMPTIVE RIGHTS

   Vote CASE-BY-CASE on shareholder proposals that seek preemptive rights, taking into consideration: the size of a company, the characteristics of its shareholder base, and the liquidity of the stock.

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PREFERRED STOCK

   Vote AGAINST proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights ("blank check" preferred stock).

   Vote FOR proposals to create "declawed" blank check preferred stock (stock that cannot be used as a takeover defense).

   Vote FOR proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.

   Vote AGAINST proposals to increase the number of blank check preferred stock authorized for issuance when no shares have been issued or reserved for a specific purpose.

   Vote CASE-BY-CASE on proposals to increase the number of blank check preferred shares after analyzing the number of preferred shares available for issue given a company's industry and performance in terms of shareholder returns.

RECAPITALIZATION

   Vote CASE-BY-CASE on recapitalizations (reclassifications of securities), taking into account the following:

    .  More simplified capital structure;

    .  Enhanced liquidity;

    .  Fairness of conversion terms;

    .  Impact on voting power and dividends;

    .  Reasons for the reclassification;

    .  Conflicts of interest; and

    .  Other alternatives considered.

REVERSE STOCK SPLITS

   Vote FOR management proposals to implement a reverse stock split when the number of authorized shares will be proportionately reduced.

   Vote FOR management proposals to implement a reverse stock split to avoid delisting.

   Vote CASE-BY-CASE on proposals to implement a reverse stock split that do not proportionately reduce the number of shares authorized for issue based on the allowable increased calculated using the Capital Structure model.

SHARE REPURCHASE PROGRAMS

   Vote FOR management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

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STOCK DISTRIBUTIONS: SPLITS AND DIVIDENDS

   Vote FOR management proposals to increase the common share authorization for a stock split or share dividend, provided that the increase in authorized shares would not result in an excessive number of shares available for issuance as determined using a model developed by ISS.

TRACKING STOCK

   Vote CASE-BY-CASE on the creation of tracking stock, weighing the strategic value of the transaction against such factors as:

    .  Adverse governance changes;

    .  Excessive increases in authorized capital stock;

    .  Unfair method of distribution;

    .  Diminution of voting rights;

    .  Adverse conversion features;

    .  Negative impact on stock option plans; and

    .  Alternatives such as spin-off.

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8. EXECUTIVE AND DIRECTOR COMPENSATION

EQUITY COMPENSATION PLANS

   Vote CASE-BY-CASE on equity-based compensation plans. Vote AGAINST the equity plan if any of the following factors apply:

    .  The total cost of the company's equity plans is unreasonable;

    . The plan expressly permits the repricing of stock options without prior shareholder approval;

    .  There is a disconnect between CEO pay and the company's performance;

    . The company's three year burn rate exceeds the greater of 2% and the mean plus 1 standard deviation of its industry group; or

    .  The plan is a vehicle for poor pay practices.

   Each of these factors is further described below:

COST OF EQUITY PLANS

   Generally, vote AGAINST equity plans if the cost is unreasonable. For non-employee director plans, vote FOR the plan if certain factors are met (see Director Compensation section).

   The cost of the equity plans is expressed as Shareholder Value Transfer
(SVT), which is measured using a binomial option pricing model that assesses the amount of shareholders' equity flowing out of the company to employees and directors. SVT is expressed as both a dollar amount and as a percentage of market value, and includes the new shares proposed, shares available under existing plans, and shares granted but unexercised. All award types are valued. For omnibus plans, unless limitations are placed on the most expensive types of awards (for example, full value awards), the assumption is made that all awards to be granted will be the most expensive types. See discussion of specific types of awards.

   The Shareholder Value Transfer is reasonable if it falls below the company-specific allowable cap. The allowable cap is determined as follows: The top quartile performers in each industry group (using the Global Industry Classification Standard GICS) are identified. Benchmark SVT levels for each industry are established based on these top performers' historic SVT. Regression analyses are run on each industry group to identify the variables most strongly correlated to SVT. The benchmark industry SVT level is then adjusted upwards or downwards for the specific company by plugging the company-specific performance measures, size and cash compensation into the industry cap equations to arrive at the company's allowable cap.

REPRICING PROVISIONS

   Vote AGAINST plans that expressly permit the repricing of underwater stock options without prior shareholder approval, even if the cost of the plan is reasonable. Also, WITHHOLD from members of the Compensation Committee who approved and/or implemented an option exchange program by repricing and buying out underwater options for stock, cash or other consideration or canceling underwater options and regranting options with a lower exercise price without prior shareholder approval, even if such repricings are allowed in their equity plan.

   Vote AGAINST plans if the company has a history of repricing options without shareholder approval, and the applicable listing standards would not preclude them from doing so.

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PAY-FOR PERFORMANCE DISCONNECT

   Generally vote AGAINST plans in which:

    . there is a disconnect between the CEO's pay and company performance (an increase in pay and a decrease in performance);

    .  the main source of the pay increase (over half) is equity-based, and

    .  the CEO is a participant of the equity proposal.

   Performance decreases are based on negative one- and three-year total shareholder returns. CEO pay increases are based on the CEO's total direct compensation (salary, cash bonus, present value of stock options, face value of restricted stock, value of non-equity incentive payouts, change in pension value and nonqualified deferred compensation earnings, and all other compensation) increasing over the previous year.

   WITHHOLD votes from the Compensation Committee members when the company has a pay for performance disconnect.

   On a CASE-BY-CASE basis, vote for equity plans and FOR compensation committee members with a pay-for-performance disconnect if compensation committee members can present strong and compelling evidence of improved committee performance. This evidence must go beyond the usual compensation committee report disclosure. This additional evidence necessary includes all of the following:

    . The compensation committee has reviewed all components of the CEO's compensation, including the following:

          -  Base salary, bonus, long-term incentives;

          - Accumulative realized and unrealized stock option and restricted stock gains;

          - Dollar value of perquisites and other personal benefits to the CEO and the total cost to the company;

          - Earnings and accumulated payment obligations under the company's nonqualified deferred compensation program;

          - Actual projected payment obligations under the company's supplemental executive retirement plan (SERPs).

    . A tally sheet with all the above components should be disclosed for the following termination scenarios:

          -  Payment if termination occurs within 12 months: $      ;

          -  Payment if "not for cause" termination occurs within 12 months:
             $      ;

          -  Payment if "change of control" termination occurs within 12
             months: $      .

    . The compensation committee is committed to providing additional information on the named executives' annual cash bonus program and/or long-term incentive cash plan for the current fiscal year. The compensation committee will provide full disclosure of the qualitative and quantitative performance criteria and hurdle rates used to determine the payouts of the cash program. From this disclosure, shareholders will know the minimum level of performance required for any cash bonus to be delivered, as well as the maximum cash bonus payable for superior performance.

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   The repetition of the compensation committee report does not meet ISS' requirement of compelling and strong evidence of improved disclosure. The level of transparency and disclosure is at the highest level where shareholders can understand the mechanics of the annual cash bonus and/or long-term incentive cash plan based on the additional disclosure.

    . The compensation committee is committed to granting a substantial portion of performance-based equity awards to the named executive officers. A substantial portion of performance-based awards would be at least 50 percent of the shares awarded to each of the named executive officers. Performance-based equity awards are earned or paid out based on the achievement of company performance targets. The company will disclose the details of the performance criteria (e.g., return on equity) and the hurdle rates (e.g., 15 percent) associated with the performance targets. From this disclosure, shareholders will know the minimum level of performance required for any equity grants to be made. The performance-based equity awards do not refer to non-qualified stock options/1/ or performance-accelerated grants./2 /Instead, performance-based equity awards are performance-contingent grants where the individual will not receive the equity grant by not meeting the target performance and vice versa.

   The level of transparency and disclosure is at the highest level where shareholders can understand the mechanics of the performance-based equity awards based on the additional disclosure.

    . The compensation committee has the sole authority to hire and fire outside compensation consultants. The role of the outside compensation consultant is to assist the compensation committee to analyze executive pay packages or contracts and understand the company's financial measures.

THREE-YEAR BURN RATE/BURN RATE COMMITMENT

   Generally vote AGAINST plans if the company's most recent three-year burn rate exceeds one standard deviation in excess of the industry mean (per the following Burn Rate Table) and is over two percent of common shares outstanding. The three-year burn rate policy does not apply to non-employee director plans unless outside directors receive a significant portion of shares each year.

   However, vote FOR equity plans if the company fails this burn rate test but the company commits in a public filing to a three-year average burn rate equal to its GICS group burn rate mean plus one standard deviation (or 2%, whichever is greater), assuming all other conditions for voting FOR the plan have been met.

   If a company fails to fulfill its burn rate commitment, vote to WITHHOLD from the compensation committee.

--------
/1/ Non-qualified stock options are not performance-based awards unless the grant or the vesting of the stock options is tied to the achievement of a pre-determined and disclosed performance measure. A rising stock market will generally increase share prices of all companies, despite of the company's underlying performance.
/2/ Performance-accelerated grants are awards that vest earlier based on the achievement of a specified measure. However, these grants will ultimately vest over time even without the attainment of the goal(s).

(C) 2006 Institutional Shareholder Services Inc. All Rights Reserved.

                             2007 BURN RATE TABLE

                                                       RUSSELL 3000         NON-RUSSELL 3000
                                                  ---------------------- ----------------------
                                                        STANDARD  MEAN +       STANDARD  MEAN +
   GICS     DESCRIPTION                           MEAN  DEVIATION STDEV  MEAN  DEVIATION STDEV
   ----     ------------------------------------- ----- --------- ------ ----- --------- ------
   1010     Energy                                1.37%   0.92%   2.29%  1.76%   2.01%   3.77%
   1510     Materials                             1.23%   0.62%   1.85%  2.21%   2.15%   4.36%
   2010     Capital Goods                         1.60%   0.98%   2.57%  2.34%   1.98%   4.32%
   2020     Commercial Services & Supplies        2.39%   1.42%   3.81%  2.25%   1.93%   4.18%
   2030     Transportation                        1.30%   1.01%   2.31%  1.92%   1.95%   3.86%
   2510     Automobiles & Components              1.93%   0.98%   2.90%  2.37%   2.32%   4.69%
   2520     Consumer Durables & Apparel           1.97%   1.12%   3.09%  2.02%   1.68%   3.70%
   2530     Hotels Restaurants & Leisure          2.22%   1.19%   3.41%  2.29%   1.88%   4.17%
   2540     Media                                 1.78%   0.92%   2.70%  3.26%   2.36%   5.62%
   2550     Retailing                             1.95%   1.10%   3.05%  2.92%   2.21%   5.14%
3010, 3020,
  3030      Food & Staples Retailing              1.66%   1.25%   2.91%  1.90%   2.00%   3.90%
   3510     Health Care Equipment & Services      2.87%   1.32%   4.19%  3.51%   2.31%   5.81%
   3520     Pharmaceuticals & Biotechnology       3.12%   1.38%   4.50%  3.96%   2.89%   6.85%
   4010     Banks                                 1.31%   0.89%   2.20%  1.15%   1.10%   2.25%
   4020     Diversified Financials                2.13%   1.64%   3.76%  4.84%   5.03%   9.87%
   4030     Insurance                             1.34%   0.88%   2.22%  1.60%   1.96%   3.56%
   4040     Real Estate                           1.21%   1.02%   2.23%  1.21%   1.02%   2.23%
   4510     Software & Services                   3.77%   2.05%   5.82%  5.33%   3.13%   8.46%
   4520     Technology Hardware & Equipment       3.05%   1.65%   4.70%  3.58%   2.34%   5.92%
   4530     Semiconductors & Semiconductor Equip. 3.76%   1.64%   5.40%  4.48%   2.46%   6.94%
   5010     Telecommunication Services            1.71%   0.99%   2.70%  2.98%   2.94%   5.92%
   5510     Utilities                             0.84%   0.51%   1.35%  0.84%   0.51%   1.35%

   For companies that grant both full value awards and stock options to their employees, ISS shall apply a premium on full value awards for the past three fiscal years. The guideline for applying the premium is as follows:

                           ANNUAL STOCK PRICE
CHARACTERISTICS                VOLATILITY     PREMIUM
---------------            ------------------ --------------------------------------------------
High annual volatility       53% and higher   1 full-value award will count as 1.5 option shares
Moderate annual volatility   25% - 52%        1 full-value award will count as 2.0 option shares
Low annual volatility        Less than 25%    1 full-value award will count as 4.0 option shares

POOR PAY PRACTICES

   Vote AGAINST equity plans if the plan is a vehicle for poor compensation practices.

   WITHHOLD from compensation committee members, CEO, and potentially the entire board, if the company has poor compensation practices. The following practices, while not exhaustive, are examples of poor compensation practices that may warrant withholding votes:

    . Egregious employment contracts (e.g., those containing multi-year guarantees for bonuses and grants);

    . Excessive perks that dominate compensation (e.g., tax gross-ups for personal use of corporate aircraft);

    . Huge bonus payouts without justifiable performance linkage or proper disclosure;

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    . Performance metrics that are changed (e.g., canceled or replaced during the performance period without adequate explanation of the action and the link to performance);

    . Egregious pension/SERP (supplemental executive retirement plan) payouts (e.g., the inclusion of additional years of service not worked or inclusion of performance-based equity awards in the pension calculation);

    . New CEO awarded an overly generous new hire package (e.g., including excessive "make whole" provisions or any of the poor pay practices listed in this policy);

    . Excessive severance provisions (e.g., including excessive change in control payments);

    . Change in control payouts without loss of job or substantial diminution of job duties;

    .  Internal pay disparity;

    .  Options backdating (covered in a separate policy); and

    . Other excessive compensation payouts or poor pay practices at the company.

SPECIFIC TREATMENT OF CERTAIN AWARD TYPES IN EQUITY PLAN EVALUATIONS:

DIVIDEND EQUIVALENT RIGHTS

   Options that have Dividend Equivalent Rights (DERs) associated with them will have a higher calculated award value than those without DERs under the binomial model, based on the value of these dividend streams. The higher value will be applied to new shares, shares available under existing plans, and shares awarded but not exercised per the plan specifications. DERS transfer more shareholder equity to employees and non-employee directors and this cost should be captured.

LIBERAL SHARE RECYCLING PROVISIONS

   Under net share counting provisions, shares tendered by an option holder to pay for the exercise of an option, shares withheld for taxes or shares repurchased by the company on the open market can be recycled back into the equity plan for awarding again. All awards with such provisions should be valued as full-value awards. Stock-settled stock appreciation rights (SSARs) will also be considered as full-value awards if a company counts only the net shares issued to employees towards their plan reserve.

OTHER COMPENSATION PROPOSALS AND POLICIES

401(K) EMPLOYEE BENEFIT PLANS

   Vote FOR proposals to implement a 401(k) savings plan for employees.

DIRECTOR COMPENSATION

   Vote CASE-BY-CASE on compensation plans for non-employee directors, based on the cost of the plans against the company's allowable cap.

   On occasion, director stock plans that set aside a relatively small number of shares when combined with employee or executive stock compensation plans exceed the allowable cap. Vote for the plan if ALL of the following qualitative factors in the board's compensation are met and disclosed in the proxy statement:

    . Director stock ownership guidelines with a minimum of three times the annual cash retainer.

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    .  Vesting schedule or mandatory holding/deferral period:

       - A minimum vesting of three years for stock options or restricted stock; or

       -  Deferred stock payable at the end of a three-year deferral period.

    .  Mix between cash and equity:

       - A balanced mix of cash and equity, for example 40% cash/60% equity or 50% cash/50% equity; or

       - If the mix is heavier on the equity component, the vesting schedule or deferral period should be more stringent, with the lesser of five years or the term of directorship.

    . No retirement/benefits and perquisites provided to non-employee directors; and

    . Detailed disclosure provided on cash and equity compensation delivered to each non-employee director for the most recent fiscal year in a table. The column headers for the table may include the following: name of each non-employee director, annual retainer, board meeting fees, committee retainer, committee-meeting fees, and equity grants.

DIRECTOR RETIREMENT PLANS

   Vote AGAINST retirement plans for non-employee directors.

   Vote FOR shareholder proposals to eliminate retirement plans for non-employee directors.

EMPLOYEE STOCK OWNERSHIP PLANS (ESOPS)

   Vote FOR proposals to implement an ESOP or increase authorized shares for existing ESOPs, unless the number of shares allocated to the ESOP is excessive (more than five percent of outstanding shares).

EMPLOYEE STOCK PURCHASE PLANS--QUALIFIED PLANS

   Vote CASE-BY-CASE on qualified employee stock purchase plans. Vote FOR employee stock purchase plans where all of the following apply:

    .  Purchase price is at least 85 percent of fair market value;

    .  Offering period is 27 months or less; and

    . The number of shares allocated to the plan is ten percent or less of the outstanding shares.

   Vote AGAINST qualified employee stock purchase plans where any of the following apply:

    .  Purchase price is less than 85 percent of fair market value; or

    .  Offering period is greater than 27 months; or

    . The number of shares allocated to the plan is more than ten percent of the outstanding shares.

EMPLOYEE STOCK PURCHASE PLANS--NON-QUALIFIED PLANS

   Vote CASE-by-CASE on nonqualified employee stock purchase plans. Vote FOR nonqualified employee stock purchase plans with all the following features:

    . Broad-based participation (i.e., all employees of the company with the exclusion of individuals with 5 percent or more of beneficial ownership of the company);

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    . Limits on employee contribution, which may be a fixed dollar amount or expressed as a percent of base salary;

    . Company matching contribution up to 25 percent of employee's contribution, which is effectively a discount of 20 percent from market value;

    . No discount on the stock price on the date of purchase since there is a company matching contribution.

   Vote AGAINST nonqualified employee stock purchase plans when any of the plan features do not meet the above criteria. If the company matching contribution exceeds 25 percent of employee's contribution, evaluate the cost of the plan against its allowable cap.

INCENTIVE BONUS PLANS AND TAX DEDUCTIBILITY PROPOSALS (OBRA-RELATED COMPENSATION PROPOSALS)

   Vote FOR proposals that simply amend shareholder-approved compensation plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m).

   Vote FOR proposals to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) unless they are clearly inappropriate.

   Vote CASE-BY-CASE on amendments to existing plans to increase shares reserved and to qualify for favorable tax treatment under the provisions of
Section 162(m) as long as the plan does not exceed the allowable cap and the plan does not violate any of the supplemental policies.

   Generally vote FOR cash or cash and stock bonus plans that are submitted to shareholders for the purpose of exempting compensation from taxes under the provisions of Section 162(m) if no increase in shares is requested.

OPTIONS BACKDATING

   In cases where a company has practiced options backdating, WITHHOLD on a CASE-BY-CASE basis from the members of the compensation committee, depending on the severity of the practices and the subsequent corrective actions on the part of the board. WITHHOLD from the compensation committee members who oversaw the questionable options grant practices or from current compensation committee members who fail to respond to the issue proactively, depending on several factors, including, but not limited to:

    . Reason and motive for the options backdating issue, such as inadvertent vs. deliberate grant date changes;

    .  Length of time of options backdating;

    .  Size of restatement due to options backdating;

    . Corrective actions taken by the board or compensation committee, such as canceling or repricing backdated options, or recoupment of option gains on backdated grants;

    . Adoption of a grant policy that prohibits backdating, and creation of a fixed grant schedule or window period for equity grants going forward.

OPTION EXCHANGE PROGRAMS/REPRICING OPTIONS

   Vote CASE-by-CASE on management proposals seeking approval to exchange/reprice options taking into consideration:

    . Historic trading patterns--the stock price should not be so volatile that the options are likely to be back "in-the-money" over the near term;

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    . Rationale for the re-pricing--was the stock price decline beyond management's control?

    .  Is this a value-for-value exchange?

    .  Are surrendered stock options added back to the plan reserve?

    . Option vesting--does the new option vest immediately or is there a black-out period?

    . Term of the option--the term should remain the same as that of the replaced option;

    .  Exercise price--should be set at fair market or a premium to market;

    .  Participants--executive officers and directors should be excluded.

   If the surrendered options are added back to the equity plans for re-issuance, then also take into consideration the company's three-year average burn rate.

   In addition to the above considerations, evaluate the intent, rationale, and timing of the repricing proposal. The proposal should clearly articulate why the board is choosing to conduct an exchange program at this point in time. Repricing underwater options after a recent precipitous drop in the company's stock price demonstrates poor timing. Repricing after a recent decline in stock price triggers additional scrutiny and a potential AGAINST vote on the proposal. At a minimum, the decline should not have happened within the past year. Also, consider the terms of the surrendered options, such as the grant date, exercise price and vesting schedule. Grant dates of surrendered options should be far enough back (two to three years) so as not to suggest that repricings are being done to take advantage of short-term downward price movements. Similarly, the exercise price of surrendered options should be above the 52-week high for the stock price.

   Vote FOR shareholder proposals to put option repricings to a shareholder vote.

STOCK PLANS IN LIEU OF CASH

   Vote CASE-by-CASE on plans which provide participants with the option of taking all or a portion of their cash compensation in the form of stock.

   Vote FOR non-employee director only equity plans which provide a dollar-for-dollar cash for stock exchange.

   Vote CASE-by-CASE on plans which do not provide a dollar-for-dollar cash for stock exchange. In cases where the exchange is not dollar-for-dollar, the request for new or additional shares for such equity program will be considered using the binomial option pricing model. In an effort to capture the total cost of total compensation, ISS will not make any adjustments to carve out the in-lieu-of cash compensation.

TRANSFER PROGRAMS OF STOCK OPTIONS

   One-time Transfers: WITHHOLD votes from compensation committee members if they fail to submit one-time transfers for to shareholders for approval.

   Vote CASE-BY-CASE on one-time transfers. Vote FOR if:

    . Executive officers and non-employee directors are excluded from participating;

    . Stock options are purchased by third-party financial institutions at a discount to their fair value using option pricing models such as Black-Scholes or a Binomial Option Valuation or other appropriate financial models;

    . There is a two-year minimum holding period for sale proceeds (cash or stock) for all participants.

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   Additionally, management should provide a clear explanation of why options are being transferred and whether the events leading up to the decline in stock price were beyond management's control. A review of the company's historic stock price volatility should indicate if the options are likely to be back "in-the-money" over the near term.

SHAREHOLDER PROPOSALS ON COMPENSATION

ADVISORY VOTE ON EXECUTIVE COMPENSATION (SAY-ON-PAY)

   Generally, vote FOR shareholder proposals that call for non-binding shareholder ratification of the compensation of the named Executive Officers and the accompanying narrative disclosure of material factors provided to understand the Summary Compensation Table.

COMPENSATION CONSULTANTS-DISCLOSURE OF BOARD OR COMPANY'S UTILIZATION

   Generally vote FOR shareholder proposals seeking disclosure regarding the Company, Board, or Board committee's use of compensation consultants, such as company name, business relationship(s) and fees paid.

DISCLOSURE/SETTING LEVELS OR TYPES OF COMPENSATION FOR EXECUTIVES AND DIRECTORS

   Generally, vote FOR shareholder proposals seeking additional disclosure of executive and director pay information, provided the information requested is relevant to shareholders' needs, would not put the company at a competitive disadvantage relative to its industry, and is not unduly burdensome to the company.

   Vote AGAINST shareholder proposals seeking to set absolute levels on compensation or otherwise dictate the amount or form of compensation.

   Vote AGAINST shareholder proposals requiring director fees be paid in stock only.

   Vote CASE-BY-CASE on all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook.

OPTION REPRICING

   Vote FOR shareholder proposals to put option repricings to a shareholder vote.

PAY FOR SUPERIOR PERFORMANCE

   Generally vote FOR shareholder proposals based on a case-by-case analysis that requests the board establish a pay-for-superior performance standard in the company's executive compensation plan for senior executives. The proposals call for:

    . the annual incentive component of the plan should utilize financial performance criteria that can be benchmarked against peer group performance, and provide that no annual bonus be awarded based on financial performance criteria unless the company exceeds the median or mean performance of a disclosed group of peer companies on the selected financial criteria;

    . the long-term equity compensation component of the plan should utilize financial and/or stock price performance criteria that can be benchmarked against peer group performance, and any options, restricted shares, or other equity compensation used should be structured so that compensation is

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      received only when company performance exceeds the median or mean performance of the peer group companies on the selected financial and stock price performance criteria; and

    . the plan disclosure should allow shareholders to monitor the correlation between pay and performance.

   Consider the following factors in evaluating this proposal:

    . What aspects of the company's annual and long-term equity incentive programs are performance driven?

    . If the annual and long-term equity incentive programs are performance driven, are the performance criteria and hurdle rates disclosed to shareholders or are they benchmarked against a disclosed peer group?

    . Can shareholders assess the correlation between pay and performance based on the current disclosure?

    . What type of industry and stage of business cycle does the company belong to?

PENSION PLAN INCOME ACCOUNTING

   Generally vote FOR shareholder proposals to exclude pension plan income in the calculation of earnings used in determining executive bonuses/compensation.

PERFORMANCE-BASED AWARDS

   Vote CASE-BY-CASE on shareholder proposal requesting that a significant amount of future long-term incentive compensation awarded to senior executives shall be performance-based and requesting that the board adopt and disclose challenging performance metrics to shareholders, based on the following analytical steps:

    . First, vote FOR shareholder proposals advocating the use of performance-based equity awards, such as performance contingent options or restricted stock, indexed options or premium-priced options, unless the proposal is overly restrictive or if the company has demonstrated that it is using a "substantial" portion of performance-based awards for its top executives. Standard stock options and performance-accelerated awards do not meet the criteria to be considered as performance-based awards. Further, premium-priced options should have a premium of at least 25 percent and higher to be considered performance-based awards.

    . Second, assess the rigor of the company's performance-based equity program. If the bar set for the performance-based program is too low based on the company's historical or peer group comparison, generally vote FOR the proposal. Furthermore, if target performance results in an above target payout, vote FOR the shareholder proposal due to program's poor design. If the company does not disclose the performance metric of the performance-based equity program, vote FOR the shareholder proposal regardless of the outcome of the first step to the test.

   In general, vote FOR the shareholder proposal if the company does not meet both of the above two steps.

SEVERANCE AGREEMENTS FOR EXECUTIVES/GOLDEN PARACHUTES

   Vote FOR shareholder proposals to require golden parachutes or executive severance agreements to be submitted for shareholder ratification, unless the proposal requires shareholder approval prior to entering into employment contracts.

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   Vote on a CASE-BY-CASE basis on proposals to ratify or cancel golden parachutes. An acceptable parachute should include, but is not limited to, the following:

    .  The triggering mechanism should be beyond the control of management;

    . The amount should not exceed three times base amount (defined as the average annual taxable W-2 compensation during the five years prior to the year in which the change of control occurs;

    . Change-in-control payments should be double-triggered, i.e., (1) after a change in control has taken place, and (2) termination of the executive as a result of the change in control. Change in control is defined as a change in the company ownership structure.

SUPPLEMENTAL EXECUTIVE RETIREMENT PLANS (SERPS)

   Generally vote FOR shareholder proposals requesting to put extraordinary benefits contained in SERP agreements to a shareholder vote unless the company's executive pension plans do not contain excessive benefits beyond what is offered under employee-wide plans.

   Generally vote FOR shareholder proposals requesting to limit the executive benefits provided under the company's supplemental executive retirement plan
(SERP) by limiting covered compensation to a senior executive's annual salary and excluding of all incentive or bonus pay from the plan's definition of covered compensation used to establish such benefits.

(C) 2006 Institutional Shareholder Services Inc. All Rights Reserved.

9. CORPORATE RESPONSIBILITY

CONSUMER ISSUES AND PUBLIC SAFETY

ANIMAL RIGHTS

   Generally vote AGAINST proposals to phase out the use of animals in product testing unless:

    . The company is conducting animal testing programs that are unnecessary or not required by regulation;

    . The company is conducting animal testing when suitable alternatives are accepted and used at peer firms;

    . The company has been the subject of recent, significant controversy related to its testing programs.

   Generally vote FOR proposals seeking a report on the company's animal welfare standards unless:

    . The company has already published a set of animal welfare standards and monitors compliance;

    . The company's standards are comparable to or better than those of peer firms; and

    . There are no serious controversies surrounding the company's treatment of animals.

DRUG PRICING

   Generally vote AGAINST proposals requesting that companies implement specific price restraints on pharmaceutical products unless the company fails to adhere to legislative guidelines or industry norms in its product pricing.

   Vote CASE-BY-CASE on proposals requesting that the company evaluate their product pricing considering:

    .  The existing level of disclosure on pricing policies;

    .  Deviation from established industry pricing norms;

    . The company's existing initiatives to provide its products to needy consumers;

    .  Whether the proposal focuses on specific products or geographic regions.

DRUG REIMPORTATION

   Generally vote FOR proposals requesting that companies report on the financial and legal impact of their policies regarding prescription drug reimportation unless such information is already publicly disclosed.

   Generally vote AGAINST proposals requesting that companies adopt specific policies to encourage or constrain prescription drug reimportation.

GENETICALLY MODIFIED FOODS

   Vote AGAINST proposals asking companies to voluntarily label genetically engineered (GE) ingredients in their products or alternatively to provide interim labeling and eventually eliminate GE ingredients due to the costs and feasibility of labeling and/or phasing out the use of GE ingredients.

   Vote CASE-BY-CASE on proposals asking for a report on the feasibility of labeling products containing GE ingredients taking into account:

    . The relevance of the proposal in terms of the company's business and the proportion of it affected by the resolution;

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    . The quality of the company's disclosure on GE product labeling and related voluntary initiatives and how this disclosure compares with peer company disclosure;

    . Company's current disclosure on the feasibility of GE product labeling, including information on the related costs;

    . Any voluntary labeling initiatives undertaken or considered by the company.

   Vote CASE-BY-CASE on proposals asking for the preparation of a report on the financial, legal, and environmental impact of continued use of GE ingredients/seeds. Evaluate the following:

    . The relevance of the proposal in terms of the company's business and the proportion of it affected by the resolution;

    . The quality of the company's disclosure on risks related to GE product use and how this disclosure compares with peer company disclosure;

    . The percentage of revenue derived from international operations, particularly in Europe, where GE products are more regulated and consumer backlash is more pronounced.

   Vote AGAINST proposals seeking a report on the health and environmental effects of genetically modified organisms (GMOs). Health studies of this sort are better undertaken by regulators and the scientific community.

   Vote AGAINST proposals to completely phase out GE ingredients from the company's products or proposals asking for reports outlining the steps necessary to eliminate GE ingredients from the company's products. Such resolutions presuppose that there are proven health risks to GE ingredients (an issue better left to federal regulators) that outweigh the economic benefits derived from biotechnology.

HANDGUNS

   Generally vote AGAINST requests for reports on a company's policies aimed at curtailing gun violence in the United States unless the report is confined to product safety information. Criminal misuse of firearms is beyond company control and instead falls within the purview of law enforcement agencies.

HIV/AIDS

   Vote CASE-BY-CASE on requests for reports outlining the impact of the health pandemic (HIV/AIDS, malaria and tuberculosis) on the company's Sub-Saharan operations and how the company is responding to it, taking into account:

    . The nature and size of the company's operations in Sub-Saharan Africa and the number of local employees;

    . The company's existing healthcare policies, including benefits and healthcare access for local workers;

    .  Company donations to healthcare providers operating in the region.

   Vote AGAINST proposals asking companies to establish, implement, and report on a standard of response to the HIV/AIDS, TB, and malaria health pandemic in Africa and other developing countries, unless the company has significant operations in these markets and has failed to adopt policies and/or procedures to address these issues comparable to those of industry peers.

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PREDATORY LENDING

   Vote CASE-BY CASE on requests for reports on the company's procedures for preventing predatory lending, including the establishment of a board committee for oversight, taking into account:

    . Whether the company has adequately disclosed mechanisms in place to prevent abusive lending practices;

    . Whether the company has adequately disclosed the financial risks of its subprime business;

    . Whether the company has been subject to violations of lending laws or serious lending controversies;

    .  Peer companies' policies to prevent abusive lending practices.

TOBACCO

   Most tobacco-related proposals should be evaluated on a CASE-BY-CASE basis, taking into account the following factors:

   Second-hand smoke:

    .  Whether the company complies with all local ordinances and regulations;

    . The degree that voluntary restrictions beyond those mandated by law might hurt the company's competitiveness;

    .  The risk of any health-related liabilities.

   Advertising to youth:

    . Whether the company complies with federal, state, and local laws on the marketing of tobacco or if it has been fined for violations;

    .  Whether the company has gone as far as peers in restricting advertising;

    . Whether the company entered into the Master Settlement Agreement, which restricts marketing of tobacco to youth;

    .  Whether restrictions on marketing to youth extend to foreign countries.

   Cease production of tobacco-related products or avoid selling products to tobacco companies:

    .  The percentage of the company's business affected;

    . The economic loss of eliminating the business versus any potential tobacco-related liabilities.

   Spin-off tobacco-related businesses:

    .  The percentage of the company's business affected;

    .  The feasibility of a spin-off;

    .  Potential future liabilities related to the company's tobacco business.

   Stronger product warnings:

   Vote AGAINST proposals seeking stronger product warnings. Such decisions are better left to public health authorities.

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   Investment in tobacco stocks:

   Vote AGAINST proposals prohibiting investment in tobacco equities. Such decisions are better left to portfolio managers.

TOXIC CHEMICALS

   Generally vote FOR resolutions requesting that a company discloses its policies related to toxic chemicals.

   Vote CASE-BY-CASE on resolutions requesting that companies evaluate and disclose the potential financial and legal risks associated with utilizing certain chemicals, considering:

    .  Current regulations in the markets in which the company operates;

    . Recent significant controversy, litigation, or fines stemming from toxic chemicals or ingredients at the company; and

    .  The current level of disclosure on this topic.

   Generally vote AGAINST resolutions requiring that a company reformulate its products within a certain timeframe unless such actions are required by law in specific markets.

ENVIRONMENT AND ENERGY

ARCTIC NATIONAL WILDLIFE REFUGE

   Generally vote AGAINST request for reports outlining potential environmental damage from drilling in the Arctic National Wildlife Refuge (ANWR) unless:

    . New legislation is adopted allowing development and drilling in the ANWR region;

    .  The company intends to pursue operations in the ANWR; and

    . The company does not currently disclose an environmental risk report for their operations in the ANWR.

CERES PRINCIPLES

   Vote CASE-BY-CASE on proposals to adopt the CERES Principles, taking into account:

    . The company's current environmental disclosure beyond legal requirements, including environmental health and safety (EHS) audits and reports that may duplicate CERES;

    . The company's environmental performance record, including violations of federal and state regulations, level of toxic emissions, and accidental spills;

    . Environmentally conscious practices of peer companies, including endorsement of CERES;

    .  Costs of membership and implementation.

CLIMATE CHANGE

   In general, vote FOR resolutions requesting that a company disclose information on the impact of climate change on the company's operations unless:

    . The company already provides current, publicly-available information on the perceived impact that climate change may have on the company as well as associated policies and procedures to address such risks and/or opportunities;

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    . The company's level of disclosure is comparable to or better than information provided by industry peers; and

    . There are no significant fines, penalties, or litigation associated with the company's environmental performance.

CONCENTRATED AREA FEEDING OPERATIONS (CAFOS)

   Vote FOR resolutions requesting that companies report to shareholders on the risks and liabilities associated with CAFOs unless:

    . The company has publicly disclosed guidelines for its corporate and contract farming operations, including compliance monitoring; or

    .  The company does not directly source from CAFOs.

ENVIRONMENTAL-ECONOMIC RISK REPORT

   Vote CASE-BY-CASE on proposals requesting an economic risk assessment of environmental performance considering:

    .  The feasibility of financially quantifying environmental risk factors;

    . The company's compliance with applicable legislation and/or regulations regarding environmental performance;

    .  The costs associated with implementing improved standards;

    . The potential costs associated with remediation resulting from poor environmental performance; and

    . The current level of disclosure on environmental policies and initiatives.

ENVIRONMENTAL REPORTS

   Generally vote FOR requests for reports disclosing the company's environmental policies unless it already has well-documented environmental management systems that are available to the public.

GLOBAL WARMING

   Generally vote FOR proposals requesting a report on greenhouse gas emissions from company operations and/or products unless this information is already publicly disclosed or such factors are not integral to the company's line of business.

   Generally vote AGAINST proposals that call for reduction in greenhouse gas emissions by specified amounts or within a restrictive time frame unless the company lags industry standards and has been the subject of recent, significant fines or litigation resulting from greenhouse gas emissions.

KYOTO PROTOCOL COMPLIANCE

   Generally vote FOR resolutions requesting that companies outline their preparations to comply with standards established by Kyoto Protocol signatory markets unless:

    .  The company does not maintain operations in Kyoto signatory markets;

    . The company already evaluates and substantially discloses such information; or,

    . Greenhouse gas emissions do not significantly impact the company's core businesses.

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LAND USE

   Generally vote AGAINST resolutions that request the disclosure of detailed information on a company's policies related to land use or development unless the company has been the subject of recent, significant fines or litigation stemming from its land use.

NUCLEAR SAFETY

   Generally vote AGAINST resolutions requesting that companies report on risks associated with their nuclear reactor designs and/or the production and interim storage of irradiated fuel rods unless:

    . The company does not have publicly disclosed guidelines describing its policies and procedures for addressing risks associated with its operations;

    . The company is non-compliant with Nuclear Regulatory Commission (NRC) requirements; or

    . The company stands out amongst its peers or competitors as having significant problems with safety or environmental performance related to its nuclear operations.

OPERATIONS IN PROTECTED AREAS

   Generally vote FOR requests for reports outlining potential environmental damage from operations in protected regions, including wildlife refuges unless:

    . The company does not currently have operations or plans to develop operations in these protected regions; or,

    . The company provides disclosure on its operations and environmental policies in these regions comparable to industry peers.

RECYCLING

   Vote CASE-BY-CASE on proposals to adopt a comprehensive recycling strategy, taking into account:

    .  The nature of the company's business and the percentage affected;

    .  The extent that peer companies are recycling;

    .  The timetable prescribed by the proposal;

    .  The costs and methods of implementation;

    . Whether the company has a poor environmental track record, such as violations of federal and state regulations.

RENEWABLE ENERGY

   In general, vote FOR requests for reports on the feasibility of developing renewable energy sources unless the report is duplicative of existing disclosure or irrelevant to the company's line of business.

   Generally vote AGAINST proposals requesting that the company invest in renewable energy sources. Such decisions are best left to management's evaluation of the feasibility and financial impact that such programs may have on the company.

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SUSTAINABILITY REPORT

   Generally vote FOR proposals requesting the company to report on policies and initiatives related to social, economic, and environmental sustainability, unless:

    . The company already discloses similar information through existing reports or policies such as an Environment, Health, and Safety (EHS) report; a comprehensive Code of Corporate Conduct; and/or a Diversity Report; or

    . The company has formally committed to the implementation of a reporting program based on Global Reporting Initiative (GRI) guidelines or a similar standard within a specified time frame.

GENERAL CORPORATE ISSUES

CHARITABLE/POLITICAL CONTRIBUTIONS

   Generally vote AGAINST proposals asking the company to affirm political nonpartisanship in the workplace so long as:

    . The company is in compliance with laws governing corporate political activities; and

    . The company has procedures in place to ensure that employee contributions to company-sponsored political action committees (PACs) are strictly voluntary and not coercive.

   Vote AGAINST proposals to publish in newspapers and public media the company's political contributions as such publications could present significant cost to the company without providing commensurate value to shareholders.

   Vote CASE-BY-CASE on proposals to improve the disclosure of a company's political contributions considering:

    . Recent significant controversy or litigation related to the company's political contributions or governmental affairs; and

    .  The public availability of a policy on political contributions.

   Vote AGAINST proposals barring the company from making political contributions. Businesses are affected by legislation at the federal, state, and local level and barring contributions can put the company at a competitive disadvantage.

   Vote AGAINST proposals restricting the company from making charitable contributions. Charitable contributions are generally useful for assisting worthwhile causes and for creating goodwill in the community. In the absence of bad faith, self-dealing, or gross negligence, management should determine which contributions are in the best interests of the company.

   Vote AGAINST proposals asking for a list of company executives, directors, consultants, legal counsels, lobbyists, or investment bankers that have prior government service and whether such service had a bearing on the business of the company. Such a list would be burdensome to prepare without providing any meaningful information to shareholders.

DISCLOSURE OF LOBBYING EXPENDITURES/INITIATIVES

   Vote CASE-BY-CASE on proposals requesting information on a company's lobbying initiatives, considering any significant controversy or litigation surrounding a company's public policy activities, the current level of disclosure on lobbying strategy, and the impact that the policy issue may have on the company's business operations.

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LINK EXECUTIVE COMPENSATION TO SOCIAL PERFORMANCE

   Vote CASE-BY-CASE on proposals to review ways of linking executive compensation to social factors, such as corporate downsizings, customer or employee satisfaction, community involvement, human rights, environmental performance, predatory lending, and executive/employee pay disparities. Such resolutions should be evaluated in the context of:

    .  The relevance of the issue to be linked to pay;

    . The degree that social performance is already included in the company's pay structure and disclosed;

    . The degree that social performance is used by peer companies in setting pay;

    . Violations or complaints filed against the company relating to the particular social performance measure;

    . Artificial limits sought by the proposal, such as freezing or capping executive pay

    .  Independence of the compensation committee;

    .  Current company pay levels.

OUTSOURCING/OFFSHORING

   Vote CASE-BY-CASE on proposals calling for companies to report on the risks associated with outsourcing, considering:

    .  Risks associated with certain international markets;

    .  The utility of such a report to shareholders;

    . The existence of a publicly available code of corporate conduct that applies to international operations.

LABOR STANDARDS AND HUMAN RIGHTS

CHINA PRINCIPLES

   Vote AGAINST proposals to implement the China Principles unless:

    . There are serious controversies surrounding the company's China operations; and

    . The company does not have a code of conduct with standards similar to those promulgated by the International Labor Organization (ILO).

COUNTRY-SPECIFIC HUMAN RIGHTS REPORTS

   Vote CASE-BY-CASE on requests for reports detailing the company's operations in a particular country and steps to protect human rights, based on:

    .  The nature and amount of company business in that country;

    .  The company's workplace code of conduct;

    .  Proprietary and confidential information involved;

    .  Company compliance with U.S. regulations on investing in the country;

    .  Level of peer company involvement in the country.

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INTERNATIONAL CODES OF CONDUCT/VENDOR STANDARDS

   Vote CASE-BY-CASE on proposals to implement certain human rights standards at company facilities or those of its suppliers and to commit to outside, independent monitoring. In evaluating these proposals, the following should be considered:

    . The company's current workplace code of conduct or adherence to other global standards and the degree they meet the standards promulgated by the proponent;

    .  Agreements with foreign suppliers to meet certain workplace standards;

    .  Whether company and vendor facilities are monitored and how;

    .  Company participation in fair labor organizations;

    .  Type of business;

    .  Proportion of business conducted overseas;

    .  Countries of operation with known human rights abuses;

    . Whether the company has been recently involved in significant labor and human rights controversies or violations;

    .  Peer company standards and practices;

    .  Union presence in company's international factories.

   Generally vote FOR reports outlining vendor standards compliance unless any of the following apply:

    . The company does not operate in countries with significant human rights violations;

    .  The company has no recent human rights controversies or violations; or

    . The company already publicly discloses information on its vendor standards compliance.

MACBRIDE PRINCIPLES

   Vote CASE-BY-CASE on proposals to endorse or increase activity on the MacBride Principles, taking into account:

    .  Company compliance with or violations of the Fair Employment Act of 1989;

    . Company antidiscrimination policies that already exceed the legal requirements;

    .  The cost and feasibility of adopting all nine principles;

    . The cost of duplicating efforts to follow two sets of standards (Fair Employment and the MacBride Principles);

    .  The potential for charges of reverse discrimination;

    . The potential that any company sales or contracts in the rest of the United Kingdom could be negatively impacted;

    .  The level of the company's investment in Northern Ireland;

    .  The number of company employees in Northern Ireland;

    .  The degree that industry peers have adopted the MacBride Principles;

    . Applicable state and municipal laws that limit contracts with companies that have not adopted the MacBride Principles.

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MILITARY BUSINESS

FOREIGN MILITARY SALES/OFFSETS

   Vote AGAINST reports on foreign military sales or offsets. Such disclosures may involve sensitive and confidential information. Moreover, companies must comply with government controls and reporting on foreign military sales.

LANDMINES AND CLUSTER BOMBS

   Vote CASE-BY-CASE on proposals asking a company to renounce future involvement in antipersonnel landmine production, taking into account:

    .  Whether the company has in the past manufactured landmine components;

    .  Whether the company's peers have renounced future production.

   Vote CASE-BY-CASE on proposals asking a company to renounce future involvement in cluster bomb production, taking into account:

    .  What weapons classifications the proponent views as cluster bombs;

    . Whether the company currently or in the past has manufactured cluster bombs or their components;

    .  The percentage of revenue derived from cluster bomb manufacture;

    .  Whether the company's peers have renounced future production.

NUCLEAR WEAPONS

   Vote AGAINST proposals asking a company to cease production of nuclear weapons components and delivery systems, including disengaging from current and proposed contracts. Components and delivery systems serve multiple military and non-military uses, and withdrawal from these contracts could have a negative impact on the company's business.

OPERATIONS IN NATIONS SPONSORING TERRORISM (E.G., IRAN)

   Vote CASE-BY-CASE on requests for a board committee review and report outlining the company's financial and reputational risks from its operations in a terrorism-sponsoring state, taking into account current disclosure on:

    . The nature and purpose of the operations and the amount of business involved (direct and indirect revenues and expenses) that could be affected by political disruption;

    .  Compliance with U.S. sanctions and laws.

SPACED-BASED WEAPONIZATION

   Generally vote FOR reports on a company's involvement in spaced-based weaponization unless:

    .  The information is already publicly available; or

    .  The disclosures sought could compromise proprietary information.

(C) 2006 Institutional Shareholder Services Inc. All Rights Reserved.

WORKPLACE DIVERSITY

BOARD DIVERSITY

   Generally vote FOR reports on the company's efforts to diversify the board, unless:

    . The board composition is reasonably inclusive in relation to companies of similar size and business; or

    . The board already reports on its nominating procedures and diversity initiatives.

   Generally vote AGAINST proposals that would call for the adoption of specific committee charter language regarding diversity initiatives unless the company fails to publicly disclose existing equal opportunity or non-discrimination policies.

   Vote CASE-BY-CASE on proposals asking the company to increase the representation of women and minorities on the board, taking into account:

    .  The degree of board diversity;

    .  Comparison with peer companies;

    .  Established process for improving board diversity;

    .  Existence of independent nominating committee;

    .  Use of outside search firm;

    .  History of EEO violations.

EQUAL EMPLOYMENT OPPORTUNITY (EEO)

   Generally vote FOR reports outlining the company's affirmative action initiatives unless all of the following apply:

    .  The company has well-documented equal opportunity programs;

    . The company already publicly reports on its company-wide affirmative initiatives and provides data on its workforce diversity; and

    .  The company has no recent EEO-related violations or litigation.

   Vote AGAINST proposals seeking information on the diversity efforts of suppliers and service providers, which can pose a significant cost and administration burden on the company.

GLASS CEILING

   Generally vote FOR reports outlining the company's progress towards the Glass Ceiling Commission's business recommendations, unless:

    .  The composition of senior management and the board is fairly inclusive;

    . The company has well-documented programs addressing diversity initiatives and leadership development;

    . The company already issues public reports on its company-wide affirmative initiatives and provides data on its workforce diversity; and

    . The company has had no recent, significant EEO-related violations or litigation.

(C) 2006 Institutional Shareholder Services Inc. All Rights Reserved.

SEXUAL ORIENTATION

   Vote FOR proposals seeking to amend a company's EEO statement in order to prohibit discrimination based on sexual orientation, unless the change would result in excessive costs for the company.

   Vote AGAINST proposals to extend company benefits to or eliminate benefits from domestic partners. Benefits decisions should be left to the discretion of the company.

(C) 2006 Institutional Shareholder Services Inc. All Rights Reserved.

10. MUTUAL FUND PROXIES

ELECTION OF DIRECTORS

   Vote CASE-BY-CASE on the election of directors and trustees, following the same guidelines for uncontested directors for public company shareholder meetings. However, mutual fund boards do not usually have compensation committees, so do not withhold for the lack of this committee.

CONVERTING CLOSED-END FUND TO OPEN-END FUND

   Vote CASE-BY-CASE on conversion proposals, considering the following factors:

    .  Past performance as a closed-end fund;

    .  Market in which the fund invests;

    .  Measures taken by the board to address the discount; and

    . Past shareholder activism, board activity, and votes on related proposals.

PROXY CONTESTS

   Vote CASE-BY-CASE on proxy contests, considering the following factors:

    .  Past performance relative to its peers;

    .  Market in which fund invests;

    .  Measures taken by the board to address the issues;

    . Past shareholder activism, board activity, and votes on related proposals;

    .  Strategy of the incumbents versus the dissidents;

    .  Independence of directors;

    .  Experience and skills of director candidates;

    .  Governance profile of the company;

    .  Evidence of management entrenchment.

INVESTMENT ADVISORY AGREEMENTS

   Vote CASE-BY-CASE on investment advisory agreements, considering the following factors:

    .  Proposed and current fee schedules;

    .  Fund category/investment objective;

    .  Performance benchmarks;

    .  Share price performance as compared with peers;

    .  Resulting fees relative to peers;

    .  Assignments (where the advisor undergoes a change of control).

APPROVING NEW CLASSES OR SERIES OF SHARES

   Vote FOR the establishment of new classes or series of shares.

(C) 2006 Institutional Shareholder Services Inc. All Rights Reserved.

PREFERRED STOCK PROPOSALS

   Vote CASE-BY-CASE on the authorization for or increase in preferred shares, considering the following factors:

    .  Stated specific financing purpose;

    .  Possible dilution for common shares;

    .  Whether the shares can be used for antitakeover purposes.

1940 ACT POLICIES

   Vote CASE-BY-CASE on policies under the Investment Advisor Act of 1940, considering the following factors:

    .  Potential competitiveness;

    .  Regulatory developments;

    .  Current and potential returns; and

    .  Current and potential risk.

   Generally vote FOR these amendments as long as the proposed changes do not fundamentally alter the investment focus of the fund and do comply with the current SEC interpretation.

CHANGING A FUNDAMENTAL RESTRICTION TO A NONFUNDAMENTAL RESTRICTION

   Vote CASE-BY-CASE on proposals to change a fundamental restriction to a non-fundamental restriction, considering the following factors:

    .  The fund's target investments;

    .  The reasons given by the fund for the change; and

    .  The projected impact of the change on the portfolio.

CHANGE FUNDAMENTAL INVESTMENT OBJECTIVE TO NONFUNDAMENTAL

   Vote AGAINST proposals to change a fund's fundamental investment objective to non-fundamental.

NAME CHANGE PROPOSALS

   Vote CASE-BY-CASE on name change proposals, considering the following factors:

    .  Political/economic changes in the target market;

    .  Consolidation in the target market; and

    .  Current asset composition.

CHANGE IN FUND'S SUBCLASSIFICATION

   Vote CASE-BY-CASE on changes in a fund's sub-classification, considering the following factors:

    .  Potential competitiveness;

    .  Current and potential returns;

(C) 2006 Institutional Shareholder Services Inc. All Rights Reserved.

    .  Risk of concentration;

    .  Consolidation in target industry.

DISPOSITION OF ASSETS/TERMINATION/LIQUIDATION

   Vote CASE-BY-CASE on proposals to dispose of assets, to terminate or liquidate, considering the following factors:

    .  Strategies employed to salvage the company;

    .  The fund's past performance;

    .  The terms of the liquidation.

CHANGES TO THE CHARTER DOCUMENT

   Vote CASE-BY-CASE on changes to the charter document, considering the following factors:

    .  The degree of change implied by the proposal;

    .  The efficiencies that could result;

    .  The state of incorporation;

    .  Regulatory standards and implications.

   Vote AGAINST any of the following changes:

    . Removal of shareholder approval requirement to reorganize or terminate the trust or any of its series;

    . Removal of shareholder approval requirement for amendments to the new declaration of trust;

    . Removal of shareholder approval requirement to amend the fund's management contract, allowing the contract to be modified by the investment manager and the trust management, as permitted by the 1940 Act;

    . Allow the trustees to impose other fees in addition to sales charges on investment in a fund, such as deferred sales charges and redemption fees that may be imposed upon redemption of a fund's shares;

    . Removal of shareholder approval requirement to engage in and terminate subadvisory arrangements;

    . Removal of shareholder approval requirement to change the domicile of the fund.

CHANGING THE DOMICILE OF A FUND

   Vote CASE-BY-CASE on re-incorporations, considering the following factors:

    .  Regulations of both states;

    .  Required fundamental policies of both states;

    .  The increased flexibility available.

AUTHORIZING THE BOARD TO HIRE AND TERMINATE SUBADVISORS WITHOUT SHAREHOLDER APPROVAL

   Vote AGAINST proposals authorizing the board to hire/terminate subadvisors without shareholder approval.

(C) 2006 Institutional Shareholder Services Inc. All Rights Reserved.

DISTRIBUTION AGREEMENTS

   Vote CASE-BY-CASE on distribution agreement proposals, considering the following factors:

    .  Fees charged to comparably sized funds with similar objectives;

    .  The proposed distributor's reputation and past performance;

    .  The competitiveness of the fund in the industry;

    .  The terms of the agreement.

MASTER-FEEDER STRUCTURE

   Vote FOR the establishment of a master-feeder structure.

MERGERS

   Vote CASE-BY-CASE on merger proposals, considering the following factors:

    .  Resulting fee structure;

    .  Performance of both funds;

    .  Continuity of management personnel;

    .  Changes in corporate governance and their impact on shareholder rights.

SHAREHOLDER PROPOSALS FOR MUTUAL FUNDS

ESTABLISH DIRECTOR OWNERSHIP REQUIREMENT

   Generally vote AGAINST shareholder proposals that mandate a specific minimum amount of stock that directors must own in order to qualify as a director or to remain on the board.

REIMBURSE SHAREHOLDER FOR EXPENSES INCURRED

   Vote CASE-BY-CASE on shareholder proposals to reimburse proxy solicitation expenses. When supporting the dissidents, vote FOR the reimbursement of the proxy solicitation expenses.

TERMINATE THE INVESTMENT ADVISOR

   Vote CASE-BY-CASE on proposals to terminate the investment advisor, considering the following factors:

    .  Performance of the fund's Net Asset Value (NAV);

    .  The fund's history of shareholder relations;

    .  The performance of other funds under the advisor's management.

(C) 2006 Institutional Shareholder Services Inc. All Rights Reserved.

                            Harris Associates L.P.

               PROXY VOTING POLICIES, GUIDELINES, AND PROCEDURES
--------------------------------------------------------------------------------

I. PROXY VOTING POLICY

   Harris Associates L.P. ("Harris", "the Firm" or "we") believes that proxy voting rights are valuable portfolio assets and an important part of our investment process, and we exercise our voting responsibilities as a fiduciary solely with the goal of serving the best interests of our clients in their capacity as shareholders of a company. As an investment manager, Harris is primarily concerned with maximizing the value of its clients' investment portfolios. Harris has long been active in voting proxies on behalf of shareholders in the belief that the proxy voting process is a significant means of addressing crucial corporate governance issues and encouraging corporate actions that are believed to enhance shareholder value. We have a Proxy Committee comprised of investment professionals that reviews and recommends policies and procedures regarding our proxy voting and ensures compliance with those policies.

   The proxy voting guidelines below summarize Harris' position on various issues of concern to investors and give a general indication of how proxies on portfolio securities will be voted on proposals dealing with particular issues. We will generally vote proxies in accordance with these guidelines, except as otherwise determined by the Proxy Committee, unless the client has specifically instructed us to vote otherwise. These guidelines are not exhaustive and do not include all potential voting issues. Because proxy issues and the circumstances of individual companies vary, there may be instances when Harris may not vote in strict adherence to these guidelines. Our investment professionals, as part of their ongoing review and analysis of all portfolio holdings, are responsible for monitoring significant corporate developments, including proxy proposals submitted to shareholders, and notifying the Proxy Committee if they believe the economic interests of shareholders may warrant a vote contrary to these guidelines. In such cases, the Proxy Committee will determine how the proxies will be voted.

   In determining the vote on any proposal, the Proxy Committee will consider the proposal's expected impact on shareholder value and will not consider any benefit to Harris, its employees, its affiliates or any other person, other than benefits to the owners of the securities to be voted, as shareholders.

   Harris considers the reputation, experience and competence of a company's management when it evaluates the merits of investing in a particular company, and we invest in companies in which we believe management goals and shareholder goals are aligned. When this happens, by definition, voting with management is generally the same as voting to maximize the expected value of our investment. Accordingly, on most issues, our votes are cast in accordance with management's recommendations. This does not mean that we do not care about corporate governance. Rather, it is confirmation that our process of investing with shareholder aligned management is working. Proxy voting is not always black and white, however, and reasonable people can disagree over some matters of business judgment. When we believe management's position on a particular issue is not in the best interests of our clients, we will vote contrary to management's recommendation.

II. VOTING GUIDELINES

   The following guidelines are grouped according to the types of proposals generally presented to shareholders.

BOARD OF DIRECTORS ISSUES

   Harris believes that boards should have a majority of independent directors and that audit, compensation and nominating committees should generally consist solely of independent directors.

    1. Harris will normally vote in favor of the slate of directors recommended by the issuer's board provided that a majority of the directors would be independent.

         Approved by the Proxy Voting Committee on February 11th, 2008

                            Harris Associates L.P.


    2. Harris will normally vote in favor of proposals to require a majority of directors to be independent.

    3. Harris will normally vote in favor of proposals that audit, compensation and nominating committees consist solely of independent directors, and will vote against the election of non-independent directors who serve on those committees.

    4. Harris will normally vote in favor of proposals regarding director indemnification arrangements.

    5. Harris will normally vote against proposals advocating classified or staggered boards of directors.

    6. Harris will normally vote in favor of cumulative voting for directors.

AUDITORS

   Harris believes that the relationship between an issuer and its auditors should be limited primarily to the audit engagement, although it may include certain closely related activities such as financial statement preparation and tax-related services that do not raise any appearance of impaired independence.

    1. Harris will normally vote in favor of ratification of auditors selected by the board or audit committee, subject to the above.

    2. Harris will normally vote against proposals to prohibit or limit fees paid to auditors for all non-audit services, subject to the above.

    3. Harris will normally vote in favor of proposals to prohibit or limit fees paid to auditors for general management consulting services other than auditing, financial statement preparation and controls, and tax-related services.

EQUITY BASED COMPENSATION PLANS

   Harris believes that appropriately designed equity-based compensation plans approved by shareholders can be an effective way to align the interests of long-term shareholders and the interests of management, employees and directors. However, we are opposed to plans that substantially dilute our ownership interest in the company, provide participants with excessive awards or have inherently objectionable structural features.

    1. Harris will normally vote against such plans where total potential dilution (including all equity-based plans) exceeds 15% of shares outstanding.

    2. Harris will normally vote in favor of plans where total potential dilution (including all equity-based plans) does not exceed 15% of shares outstanding.

    3. Harris will normally vote in favor of proposals to require expensing of options.

    4. Harris will normally vote against proposals to permit repricing of underwater options.

    5. Harris will normally vote against shareholder proposals that seek to limit directors' compensation to common stock.

    6. Harris will normally vote in favor of proposals for employee stock purchase plans, so long as shares purchased through such plans are sold at no less than 85% of current market value.

CORPORATE STRUCTURE AND SHAREHOLDER RIGHTS

   Harris generally believes that all shareholders should have an equal voice and that barriers which limit the ability of shareholders to effect change and to realize full value are not desirable.

    1. Harris will normally vote in favor of proposals to authorize the repurchase of shares.

         Approved by the Proxy Voting Committee on February 11th, 2008

                            Harris Associates L.P.


    2. Harris will normally vote against proposals creating or expanding supermajority voting rights.

    3. Harris will normally vote against the adoption of poison pill plans.

    4. Harris will normally vote in favor of proposals for stock splits and reverse stock splits.

    5. Harris will normally vote against proposals to authorize different classes of stock with different voting rights.

    6. Harris will normally vote against proposals to increase authorized shares with preemptive rights if the increase is greater than 100% of currently issued shares.

    7. Harris will normally vote for proposals to increase authorized shares with preemptive rights if the increase is less than 100% of currently issued shares.

    8. Harris will normally vote against proposals to increase authorized shares without preemptive rights if the increase is greater than 20% of currently issued shares.

    9. Harris will normally vote for proposals to increase authorized shares without preemptive rights if the increase is less than 20% of currently issued shares.

ROUTINE CORPORATE MATTERS

   Harris will generally vote in favor of routine business matters such as approving a motion to adjourn the meeting, declaring final payment of dividends, approving a change in the annual meeting date and location, approving the minutes of a previously held meeting, receiving consolidated financial statements, change of corporate name and similar matters. However, to the extent that the voting recommendation of Institutional Investor Services ("ISS"), the Firm's proxy voting service provider, opposes the issuer's management on the routine matter, the proposal will be submitted to the Proxy Committee for determination.

SOCIAL RESPONSIBILITY ISSUES

   Harris believes that matters related to a company's day-to-day business operations are primarily the responsibility of management and should be reviewed and supervised solely by the company's board of directors. Harris is focused on maximizing long-term shareholder value and will typically vote against shareholder proposals requesting that a company disclose or amend certain business practices unless we believe a proposal would have a substantial positive economic impact on the company.

CERTAIN OTHER ISSUES

   Harris may also maintain Supplemental Proxy Voting Guidelines to address certain proposals that are not as enduring as those listed above, but yet may be presented repeatedly by issuers during a given proxy season. For example, companies in a particular industry or country may be affected by a change in the law that requires them to submit a one-time proxy proposal during the proxy season. The Proxy Committee will determine which proposals will be included on the list of Supplemental Proxy Voting Guidelines, and will update the list as needed. The Proxy Committee will provide the list to research analysts and the Proxy Administrator.

III. VOTING SHARES OF FOREIGN ISSUERS

   Because foreign issuers are incorporated under the laws of countries outside the United States, protection for and disclosures to shareholders may vary significantly from jurisdiction to jurisdiction. Laws governing foreign

         Approved by the Proxy Voting Committee on February 11th, 2008

                            Harris Associates L.P.

issuers may, in some cases, provide substantially less protection for shareholders. As a result, the foregoing guidelines, which are premised on the existence of a sound corporate governance and disclosure framework, may not be appropriate under some circumstances for foreign issuers. Harris will generally vote proxies of foreign issuers in accordance with the foregoing guidelines where appropriate.

   In some non-U.S. jurisdictions, sales of securities voted may be prohibited for some period of time, usually between the record and meeting dates ("share blocking"). Since these time periods are usually relatively short in light of our long-term investment strategy, in most cases, share blocking will not impact our voting decisions. However, there may be occasions where the loss of investment flexibility resulting from share blocking will outweigh the benefit to be gained by voting.

IV. CONFLICTS OF INTEREST

   The Proxy Committee, in consultation with the Legal and Compliance Departments, is responsible for monitoring and resolving possible material conflicts of interest with respect to proxy voting. A conflict of interest may exist, for example, when: (i) proxy votes regarding non-routine matters are solicited by an issuer who has an institutional separate account relationship with Harris or Harris is actively soliciting business from the issuer;
(ii) when we are aware that a proponent of a proxy proposal has a business relationship with Harris or Harris is actively soliciting such business (E.G., an employee group for which Harris manages money); (iii) when we are aware that Harris has business relationships with participants in proxy contests, corporate directors or director candidates; or (iv) when we are aware that a Harris employee has a personal interest in the outcome of a particular matter before shareholders (E.G., a Harris executive has an immediate family member who serves as a director of a company). Any employee with knowledge of any conflict of interest relating to a particular proxy vote shall disclose that conflict to the Proxy Committee. In addition, if any member of the Proxy Committee has a conflict of interest, he or she will recuse himself or herself from any consideration of the matter, and an alternate member of the committee will act in his or her place.

   Harris is committed to resolving any such conflicts in its clients' collective best interest, and accordingly, we will vote pursuant to the Guidelines set forth in this Proxy Voting Policy when conflicts of interest arise. However, if we believe that voting in accordance with a Guideline is not in the best interest of our clients under the particular facts and circumstances presented, or if the proposal is not addressed by the Guidelines, then we will vote in accordance with the guidance of ISS. If ISS has not provided guidance with respect to the proposal or if we believe the recommendation of ISS is not in the best interests of our clients, then the Proxy Committee will refer the matter to (1) the Executive Committee of the Board of Trustees of Harris Associates Investment Trust for a determination of how shares held in The Oakmark Funds will be voted, and (2) the Proxy Voting Conflicts Committee consisting of Harris' General Counsel, Chief Compliance Officer and Chief Financial Officer for a determination of how shares held in all other client accounts will be voted. Each of those committees will keep a written record of the basis for its decision.

V. VOTING PROCEDURES

   The following procedures have been established with respect to the voting of proxies on behalf of all clients, including mutual funds advised by Harris, for which Harris has voting responsibility.

   PROXY VOTING COMMITTEE. The Proxy Voting Committee (the "Committee") is responsible for recommending proxy voting guidelines, establishing and maintaining policies and procedures for proxy voting, and ensuring compliance with these policies and procedures. The Committee consists of three investment

         Approved by the Proxy Voting Committee on February 11th, 2008

                            Harris Associates L.P.

professionals: one domestic portfolio manager, one domestic research analyst, and one international research analyst. Committee members serve for three years with members replaced on a rotating basis. New Committee members are nominated by the Committee and confirmed in writing by Harris' Chief Executive Officer. The Committee also has two alternate members (one domestic analyst and one international analyst) either of who may serve in the absence of a regular member of the Committee.

   PROXY ADMINISTRATOR. The Proxy Administrator is an employee of Harris reporting to the Chief Compliance Officer and is responsible for ensuring that all votes are placed with the proxy voting service provider and that all necessary records, as appropriate, are maintained reflecting such voting.

   PROXY VOTING SERVICE PROVIDER. Harris has engaged ISS, an independent proxy voting service provider, to assist in voting proxies. ISS provides the Firm with information concerning shareholder meetings, electronic voting, recordkeeping and reporting services, research with respect to companies, and proxy voting guidance and recommendations.

   VOTING DECISIONS. As described in the Proxy Voting Policy above, the Firm has established proxy voting guidelines, including supplemental proxy voting guidelines, on various issues. We will generally vote proxies in accordance with these guidelines except as otherwise determined by the Proxy Committee. The Proxy Administrator, or designated back-up, is responsible for alerting the Firm's research analyst who follows the company about the proxy proposals. If the analyst believes the proxy should be voted in accordance with the Guidelines, he or she will vote the proposal accordingly and indicate his or her initials in the appropriate location of the electronic ballot and submit the vote for further processing by the Proxy Administrator. If the analyst believes the proxy should be voted contrary to the Guidelines, he or she will submit the proposal, along with his or her recommended vote and ISS's recommended vote, if any, to the Proxy Committee, which reviews the proposal and the analyst's recommendation and makes a voting decision by majority vote. If a proposal is not explicitly addressed by the Guidelines but the analyst agrees with the voting recommendation of ISS regarding that proposal, he or she will vote the proxy in accordance with such recommendation and indicate his or her initials in the appropriate location of the electronic ballot and submit the vote for further processing by the Proxy Administrator. If a proposal is not explicitly addressed by the Guidelines and the analyst believes the proxy should be voted contrary to the ISS recommendation, he or she will submit the proposal, along with his or her recommended vote and ISS's recommended vote to the Proxy Committee, which reviews the proposal and the analyst's recommendation and makes a voting decision by majority vote. If neither the Guidelines nor ISS address the proxy proposal, the analyst will submit the proposal and his or her recommended vote to the Proxy Committee, which makes a voting decision by majority vote. That Proxy Committee decision is reflected in the electronic ballot.

   In the case where securities that are not on the Firm's Approved Lists of domestic, international or small cap securities are held in managed accounts, the Proxy Administrator, or designated back-up, will vote all shares in accordance with the Firm's guidelines or, if the guidelines do not address the particular issue, in accordance with the guidance of ISS.

   In the case of a conflict of interest, the Proxy Administrator will vote in accordance with the procedures set forth in the Conflicts of Interest provisions described above.

   VOTING BALLOTS. For shares held in The Oakmark Funds and other client accounts, the MIS Department sends a daily holdings file to ISS detailing the holdings in the Funds and other client accounts. ISS is responsible for reconciling this information with the information it receives from the custodians and escalating any

         Approved by the Proxy Voting Committee on February 11th, 2008

                            Harris Associates L.P.

discrepancies to the attention of the Proxy Administrator. The Proxy Administrator works with ISS and custodians to resolve any discrepancies to ensure that all shares entitled to vote are voted.

   RECORDKEEPING AND REPORTING. Much of Harris' recordkeeping and reporting is maintained electronically on ISS's systems. In the event that records are not held electronically within ISS's system, Harris will maintain records of proxy voting proposals received, records of votes cast on behalf of clients, and any documentation material to a proxy voting decision as required by law. Upon request, or on an annual basis for ERISA accounts, Harris will provide clients with the proxy voting record for that client's account. Beginning in August 2004, on an annual basis, Harris will make available the voting record for The Oakmark Funds for the previous one-year period ended June 30/th/ on The Oakmark Funds website.

         Approved by the Proxy Voting Committee on February 11th, 2008

SECTION 10_1000

                     PROXY VOTING POLICIES AND PROCEDURES

                               AS OF MAY 1, 2007

   Proxy voting is an important right of shareholders, and reasonable care and diligence must be undertaken to ensure that such rights are properly and timely exercised. When ING Clarion Real Estate Securities ("Clarion") has discretion to vote the proxies of its clients, it will vote those proxies in the best interest of its clients and in accordance with these policies and procedures.

   It will be the responsibility of the Compliance Officer to keep a record of each proxy received, forward the proxy to the appropriate analyst, and determine which accounts managed by Clarion hold the security to which the proxy relates. Additionally, the Compliance Officer will provide Clarion's proxy voting agent, Institutional Shareholder Services ("ISS"), with a list of accounts that hold the security, together with the number of votes each account controls, and will coordinate with ISS and the analyst to ensure the vote decision is processed in a timely fashion. The Compliance Officer will monitor ISS to assure that all proxies are being properly voted and appropriate records are being retained. ISS retains a copy of each proxy statement that ISS receives on Clarion's behalf, and these statements will be available to Clarion upon request. Additionally, Clarion will rely on ISS to retain a copy of the votes cast, also available to Clarion upon request.

   In the absence of specific voting guidelines from the client, Clarion will vote proxies in the best interests of each particular client, which may result in different voting results for proxies for the same issuer. The Compliance Officer will identify any conflicts that exist between the interests of Clarion and its clients. This examination will include a review of the relationship of Clarion and its affiliates with the issuer of each security (and any of the issuer's affiliates) to determine if the issuer is a client of Clarion, or an affiliate of Clarion, or has some other relationship with Clarion or a client of Clarion. If a material conflict exists, Clarion will determine whether voting in accordance with the voting guidelines and factors described above is in the best interests of the client. Clarion will also determine whether it is appropriate to disclose the conflict to the affected clients and, except in the case of clients that are subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), will give the clients the opportunity to vote their proxies themselves. In the case of ERISA clients, if the Investment Management Agreement reserves to the ERISA client the authority to vote proxies when Clarion determines it has a material conflict that affects its best judgment as an ERISA fiduciary, Clarion will give the ERISA client the opportunity to vote the proxies themselves.

   The Compliance Officer will maintain files relating to Clarion's proxy voting procedures in an easily accessible place. Records will be maintained and preserved for five years from the end of the fiscal year during which the last entry was made on a record, with records for the first two years kept in the offices of Clarion. These files will include (1) copies of the proxy voting policies and procedures and any amendments thereto, (2) a copy of any document Clarion created that was material to making a decision how to vote proxies or that memorializes that decision, and (3) a copy of each written client request for information on how Clarion voted such client's proxies and a copy of any written response to any (written or oral) client request for information on how Clarion voted its proxies.

   Clients may contact the Chief Compliance Officer, William Zitelli, via e-mail at william.zitelli@ingclarion.com, or telephone (610) 995-8935, to obtain a copy of these policies and procedures or to request information on such client's proxies. A written response will list, with respect to each voted proxy that the client has inquired about, (1) the name of the issuer, (2) the proposal voted upon, and (3) how Clarion voted the client's proxy.

                         JANUS CAPITAL MANAGEMENT LLC

                            Proxy Voting Procedures
                                 February 2008

   The following represents the procedures for Janus Capital Management LLC ("Janus") with respect to the voting of proxies on behalf of all clients, including mutual funds advised by Janus, for which Janus has voting responsibility and the keeping of records relating to proxy voting.

   GENERAL POLICY. Janus votes proxies in the best interest of its clients. Janus will not accept direction as to how to vote individual proxies for which it has voting responsibility from any other person or organization (other than the research and information provided by the Proxy Voting Service (as hereinafter defined)). Janus will only accept direction from a client to vote proxies for that client's account pursuant to: 1) the Janus Capital Management LLC Proxy Voting Guidelines ("Guidelines"); 2) the recommendations of The Risk Metrics Group, formerly known as Institutional Shareholder Services (the "Proxy Voting Service"); or 3) the recommendations of the Proxy Voting Service under their Proxy Voter Services program.

   ERISA PLAN POLICY. On behalf of client accounts subject to ERISA, Janus seeks to discharge its fiduciary duty by voting proxies solely in the best interest of the participants and beneficiaries of such plans. Janus recognizes that the exercise of voting rights on securities held by ERISA plans for which Janus has voting responsibility is a fiduciary duty that must be exercised with care, skill, prudence and diligence. In voting proxies for ERISA accounts, Janus will exercise its fiduciary responsibility to vote all proxies for shares for which it has investment discretion as investment manager unless the power to vote such shares has been retained by the appointing fiduciary as set forth in the documents in which the named fiduciary has appointed Janus as investment manager.

   PROXY VOTING COMMITTEE. The Janus Proxy Voting Committee (the "Committee") develops Janus' positions on all major corporate issues, creates guidelines and oversees the voting process. The Committee is comprised of the Vice President of Investment Accounting, the Assistant Vice President of Compliance, and a Portfolio Management representative (or their designees). Internal legal counsel serves as a consultant to the Committee and is a non-voting member. A quorum is required for all Committee meetings. In creating proxy voting recommendations, the Committee analyzes proxy proposals, from the Proxy Voting Service, from the prior year and evaluates whether those proposals would adversely or beneficially affect shareholders' interests. Once the Committee establishes its recommendations, they are distributed to Janus' portfolio managers/1/ for review and comment. Following portfolio manager input on the recommendations, they are implemented as the Guidelines. While the Committee sets the Guidelines and serves as a resource for Janus portfolio management, it does not have proxy voting authority for any proprietary or non-proprietary mutual fund or any investment advisory client. The portfolio managers are responsible for proxy votes on securities they own in the portfolios they manage. Most portfolio managers vote consistently with the Guidelines. However, a portfolio manager may choose to vote contrary to the Guidelines. When portfolio managers cast votes which are contrary to the Guidelines, the manager is required to document the reasons in writing for the Committee. In many cases, a security may be held by multiple portfolio managers. Portfolio managers are not required to cast consistent votes. Annually the Janus Funds Board of Trustees, or a committee thereof, will review Janus' proxy voting process, policies and voting records.

   INVESTMENT ACCOUNTING GROUP. The Investment Accounting Group is responsible for administering the proxy voting process as set forth in these procedures and the Guidelines. The Proxy Administrator in the Investment Accounting Group works with the Proxy Voting Service and is responsible for ensuring that all meeting notices are reviewed against the Guidelines and proxy matters are communicated to the portfolio managers and analysts for consideration pursuant to the Guidelines.


--------
/1/  All references to portfolio managers include assistant portfolio managers.

   VOTING AND USE OF PROXY VOTING SERVICE. Janus has engaged an independent proxy voting service, the Proxy Voting Service, to assist in the voting of proxies. The Proxy Voting Service is responsible for coordinating with the clients' custodians to ensure that all proxy materials received by the custodians relating to the clients' portfolio securities are processed in a timely fashion. In addition, the Proxy Voting Service is responsible for maintaining copies of all proxy statements received by issuers and to promptly provide such materials to Janus upon request.

   To the extent applicable, the Proxy Voting Service will process all proxy votes in accordance with the Guidelines. Portfolio managers may decide to vote their proxies consistent with the Guidelines and instruct the Proxy Administrator to vote all proxies accordingly. In such cases, he or she may request to review the vote recommendations and sign-off on all the proxies before the votes are cast, or may choose to only sign-off on those votes cast against management. The portfolio managers are also given the option of reviewing and determining the votes on all proxies without utilizing the Guidelines. In all cases, the portfolio managers may elect to receive a weekly report summarizing all proxy votes in his or her client accounts. The Proxy Administrator is responsible for maintaining this documentation. If the Proxy Administrator does not receive a voting instruction from a Portfolio Manager, and the Guidelines require Portfolio Manager input on the issue, the vote will be cast by the Chief Investment Officer(s) or the Director of Research.

   The Proxy Voting Service will refer proxy questions to the Proxy Administrator for instructions under circumstances where: (1) the application of the Guidelines is unclear; (2) the proxy question relates to a company and/or issue in which the Proxy Voting Services does not have research, analysis and/or a recommendation available, or (3) the Guidelines call for Janus portfolio manager input. The Proxy Administrator solicits feedback from the Portfolio Manager or the Committee as required. Janus also utilizes research services relating to proxy questions provided by the Proxy Voting Service.

   PROCEDURES FOR PROXY ISSUES OUTSIDE THE GUIDELINES. In situations where the Proxy Voting Service refers a proxy question to the Proxy Administrator, the Proxy Administrator will consult with the portfolio manager regarding how the shares will be voted. The Proxy Administrator will refer such questions, through a written request, to the portfolio manager(s) who hold(s) the security for a voting recommendation. The Proxy Administrator may also refer such questions, through a written request to any member of the Committee, but the Committee cannot direct the Proxy Administrator how to vote. If the proxy issue raises a conflict of interest (see Conflict of Interest discussion below), the portfolio manager will document how the proxy should be voted and the rationale for such recommendation. If the portfolio manager has had any contact with persons outside of Janus (excluding routine communications with proxy solicitors) regarding the proxy issue, the portfolio manager will disclose that contact to the Committee. The Committee will review the portfolio manager's voting recommendation. If the Committee believes a conflict exists and that the portfolio manager's voting recommendation is not in the best interests of the shareholders, the Committee will refer the issue to the Janus Chief Investment Officer(s) (or the Director of Research in his/her absence) to determine how to vote.

   PROCEDURES FOR VOTING JANUS "FUND OF FUNDS". Janus advises certain portfolios or "fund of funds" that invest in other Janus funds. From time to time, a fund of funds may be required to vote proxies for the underlying Janus funds in which it is invested. Accordingly, if an underlying Janus fund submits a matter to a vote of its shareholders, votes for and against such matters on behalf of the owner fund of funds will be cast in the same proportion as the votes of the other shareholders in the underlying fund (also know as "echo-voting").

   CONFLICTS OF INTEREST. The Committee is responsible for monitoring and resolving possible material conflicts with respect to proxy voting. Because the Guidelines are pre-determined and designed to be in the best interests of shareholders, application of the Guidelines to vote client proxies should, in most cases, adequately address any possible conflicts of interest. In instances where a portfolio manager proposes to vote a proxy inconsistent with the Guidelines, the Committee will review the proxy votes to determine whether the portfolio manager's voting rationale appears reasonable and no material conflict exists.

   A conflict of interest may exist, for example, if Janus has a business relationship with (or is actively soliciting business from) either the company soliciting the proxy or a third party that has a material interest in the outcome of a proxy vote or that is actively lobbying for a particular outcome of a proxy vote. In addition, any portfolio manager with knowledge of a personal conflict of interest (i.e., a family member in a company's management) relating to a particular referral item shall disclose that conflict to the Committee and may be required to recuse himself or herself from the proxy voting process. Issues raising possible conflicts of interest are referred by the Proxy Administrator to the Committee for resolution. If the Committee does not agree that the portfolio manager's rationale is reasonable, the Committee will refer the matter to the Chief Investment Officer(s) (or the Director of Research) to vote the proxy.

   If a matter is referred to the Chief Investment Officer(s) (or the Director of Research) the decision made and basis for the decision will be documented by the Committee.

   REPORTING AND RECORD RETENTION. Upon request, on an annual basis, Janus will provide its non-mutual fund clients with the proxy voting record for that client's account. On an annual basis, Janus will provide its proxy voting record for each proprietary mutual fund for the one-year period ending on June 30/th/ on Janus' website.

   Janus retains proxy statements received regarding client securities, records of votes cast on behalf of clients, records of client requests for proxy voting information and all documents prepared by Janus regarding votes cast in contradiction to the Janus Guidelines. In addition, any document prepared by Janus that is material to a proxy voting decision such as the Guidelines, Proxy Voting Committee materials and other internal research relating to voting decisions will be kept. Proxy statements received from issuers are either available on the SEC's EDGAR database or are kept by a third party voting service and are available on request. All proxy voting materials and supporting documentation are retained for a minimum of 6 years.

February 2008

                         JANUS CAPITAL MANAGEMENT LLC
                            PROXY VOTING GUIDELINES

   The Janus Proxy Voting Guidelines (the "Guidelines") below summarize Janus Capital Management LLC's ("Janus") positions on various issues of concern to investors and give a general indication of how portfolio securities will be voted on proposals dealing with particular issues. The Guidelines, together with the Janus Proxy Voting Procedures (the "Procedures"), will be used for voting proxies on behalf of all Janus clients (including mutual funds) for which Janus has voting authority. Janus will only accept direction from a client to vote proxies for that client's account pursuant to: 1) the Guidelines; 2) the recommendations of the Risk Metrics Group, formerly known as Institutional Shareholder Services (the "Proxy Voting Service"); or 3) the recommendations of the Proxy Voting Service under their Proxy Voter Services program.

   Janus has retained the services of the Proxy Voting Service, an industry expert in proxy issues and corporate governance matters. The Proxy Voting Service provides Janus with in-depth analysis and recommendations on complex proxy issues. While Janus attempts to apply the following Guidelines to proxy proposals, Janus reserves the right to use the Proxy Voting Service's expertise and recommendations on more complex issues, including: executive compensation, foreign issuer proxies, and proposals that may not otherwise be addressed by the Guidelines. The Proxy Voting Service is instructed to vote all proxies relating to portfolio securities in accordance with these Guidelines, except as otherwise instructed by Janus. The Proxy Voting Service, may not, in all instances, have or provide research, analysis and recommendations on proxy issues. For example, the Proxy Voting Service may not provide such analysis and research for privately held companies. In such instances, the Proxy Administrator shall refer such proxy proposal to the portfolio manager.

   The Guidelines are not exhaustive and do not include all potential voting issues. Because proxy issues and the circumstances of individual companies are so varied, there may be instances when Janus may not vote in strict adherence to the Guidelines. In addition, Janus portfolio managers and assistant portfolio managers are responsible for monitoring significant corporate developments, including proxy proposals submitted to shareholders and notifying the Proxy Administrator in the Investment Accounting Group of circumstances where the interests of Janus' clients may warrant a vote contrary to the Guidelines. In such instances, the portfolio manager or assistant portfolio manager will submit a written rationale to the Proxy Voting Committee. The Proxy Voting Committee reviews the rationale to determine: i) whether the rationale appears reasonable; and ii) whether any business relationship with the issuer of the proxy could have created a conflict of interest influencing the vote (see Procedures for additional Conflicts of Interest details).

   In many foreign markets, shareholders who vote proxies for shares of a foreign issuer are not able to trade in that company's stock within a given period of time on or around the shareholder meeting date. This practice is known as "share blocking." In countries where share blocking is practiced, Janus will only vote proxies if the portfolio manager or assistant portfolio manager determines that the shareholder benefit of voting the proxies outweighs the risk of not being able to sell the securities. In addition, international issuers may be subject to corporate governance standards and a proxy solicitation process that substantially differs from domestic standards and practices. Janus will generally vote international issuer proxies using the Guidelines unless; the application of the Guidelines is inconsistent with corporate governance standards and practices in the foreign market, in which case Janus may refer to the research, analysis and recommendations provided by the Proxy Voting Service.

   The Janus funds participate in a securities lending program under which shares of an issuer may be on loan while that issuer is conducting a proxy solicitation. Generally, if shares of an issuer are on loan during a proxy solicitation, a fund cannot vote the shares. Janus fund managers have discretion to instruct the Proxy Administrator to pull back lent shares before proxy record dates and vote proxies.

   In circumstances where the Janus funds held a security as of record date, but Janus sells its holdings prior to the shareholder meeting, Janus will abstain from voting that proxy.

   The following guidelines are grouped according to the types of proposals generally presented to shareholders.

Board of Directors Issues

   The quality of management is a key consideration in the decision to invest in a company. Because management is in the best possible position to evaluate the qualifications and needs of a particular board, Janus considers the recommendation of management to be an important factor in making these decisions.

    1. For domestic market and applicable foreign market issuers, Janus will generally vote in favor of slates of director candidates that have a majority of independent directors (as determined by the Proxy Voting Service) and oppose slates of director candidates that do not have a majority independent director.

    2. After taking into consideration country-specific practices, Janus will generally vote in favor of uncontested director candidates, unless they:

    . attend less than 75% of the board and committee meetings without a valid excuse;

    . ignore or otherwise fail to support shareholder proposals that are approved by a majority of the shares outstanding;

    . are non-independent directors and sit on the audit, compensation or nominating committees;

    . are non-independent directors and the board does not have an audit, compensation, or nominating committees;

    . are audit committee members and the non-audit fees paid to the auditor are excessive (as determined by the Proxy Voting Service);

    . are audit committee members and the company has been deemed to have serious material weaknesses in its internal controls (as determined by the Proxy Voting Service);

    . serve as directors on an excessive number of boards ("Overboarded") (as determined by the Proxy Voting Service); or

    . are compensation committee members and the company has poor compensation practices (as determined by the Proxy Voting Service).

    3. Janus will evaluate proposals relating to contested director candidates and/or contested slates of directors on case-by-case basis./*/

    4. Janus will generally vote in favor of proposals to increase the minimum number of independent directors.

    5. Janus believes that attracting qualified director candidates is important to overall company success and effective corporate governance. As such, Janus will generally vote in favor of proposals regarding director indemnification arrangements.

    6. Janus will generally vote in favor of proposals to increase the size of a board of directors so long as the board has a majority independent directors.

    7. If the purpose of the proposal is to promote anti-takeover measures, Janus will generally vote against proposals relating to decreasing the size of a board of directors.

    8. Janus will generally vote against proposals advocating classified or staggered boards of directors.

    9. Janus will generally vote with management regarding proposals to declassify a board.

    10. Janus will generally vote in favor of proposals to separate the role of the Chairman from the role of the CEO.

Auditors

    11. Janus will vote in favor of proposals asking for approval of auditors, unless: (1) an auditor has a financial interest in or association with the company, and is therefore not independent; (2) fees for non-audit services are excessive (as determined by the Proxy Voting Service); or (3) there is reason to believe that the independent auditor has rendered an opinion, which is neither accurate nor indicative of the company's financial position.

    12. Janus will evaluate proposals relating to contested auditors on a case-by-case basis./*/

    13. Janus will generally vote in favor of proposals to appoint internal statutory auditors.

Equity Based Compensation Plans

   Equity based compensation plans are important tools in attracting and retaining desirable employees. Janus believes these plans should be carefully applied with the intention of maximizing shareholder value. With this in mind, Janus will evaluate proposals relating to executive and director compensation plans on a case-by-case basis.

   Janus will assess the potential cost of an equity based compensation plan using the research provided by the Proxy Voting Service. The research is designed to estimate the total cost of a proposed plan and identify factors that demonstrate good stewardship of investors' interests regarding executive compensation. The Proxy Voting Service evaluates whether the estimated cost is reasonable by comparing the cost to an allowable cap. The allowable cap is industry-specific, market cap-based, and pegged to the average amount paid by companies performing in the top quartile of their peer groups. If the proposed cost is above the allowable cap, Janus will generally vote against the plan.

   In addition, Janus will generally oppose plans that:

    .  provide for re-pricing of underwater options;

    .  provide for automatic replenishment ("evergreen") or reload options;

    . create an inconsistent relationship between long term share performance and compensation increases; and/or

    . are proposed by management and do not demonstrate good stewardship of investors' interests regarding executive compensation (as determined by the Proxy Voting Service).

Other Compensation Related Proposals

    14. Janus will generally vote in favor of proposals relating to ESPPs--so long as shares purchased through plans are priced no less than 15% below market value.

    15. Janus will generally vote in favor of proposals requiring the expensing of options.

    16. Janus will generally oppose proposals requesting approval to make material amendments to equity based compensation plans without shareholder approval.

    17. Janus will generally oppose proposals regarding the re-pricing of underwater options.

    18. Janus will generally oppose proposals requesting approval of loans to officers, executives and board members of an issuer.

    19. Janus will generally oppose proposals requesting approval of automatic share replenishment ("evergreen") features of equity based compensation plans.

    20. Janus will generally oppose the issuance of reload options (stock option that is automatically granted if an outstanding stock option is exercised during a window period).

    21. Janus will vote in favor of proposals to require golden parachutes or executive severance agreements to be submitted for shareholder ratification, unless the proposal requires shareholder approval PRIOR to entering into employment contracts.

    22. Janus will vote on a case-by-case basis on proposals to ratify or cancel golden or tin parachutes. An acceptable parachute should include the following:

    . The parachute should be less attractive than an ongoing employment opportunity with the firm;

    .  The triggering mechanism should be beyond the control of management; and

    . The amount should not exceed three times base salary plus guaranteed benefits.

    23. Janus will generally vote in favor of proposals intended to increase long-term stock ownership by executives, officers and directors. These may include:

    . requiring executive officers and directors to hold a minimum amount of stock in the company;

    . requiring stock acquired through exercised options to be held for a certain period of time; and

    .  using restricted stock grants instead of options.

Other Corporate Matters

    24. Janus will generally vote in favor of proposals relating to the issuance of dividends and stock splits.

    25. Janus will generally vote against proposals regarding supermajority voting rights (for example to approve acquisitions or mergers).

    26. Janus will generally oppose proposals for different classes of stock with different voting rights.

    27. Janus will evaluate proposals relating to issuances with and without preemptive rights on a case-by-case basis. For foreign issuer proxies, Janus will solicit research from the Proxy Voting Service./*/

    28. Janus will generally vote against proposals seeking to implement measures designed to prevent or obstruct corporate takeovers (includes "poison pills").

    29. Janus will evaluate proposals seeking to increase the number of shares of common stock authorized for issue on a case-by-case basis. For domestic issuers, Janus will use quantitative criteria provided by the Proxy Voting Service to measure the reasonableness of the proposed share increase as compared against a measure of industry peers. For foreign issuer proxies, Janus will solicit research from the Proxy Voting Service.

    30. Janus will evaluate proposals regarding the issuance of debt, including convertible debt, on a case-by-case basis./*/

    31. Janus will generally vote in favor of proposals regarding the authorization of the issuer's Board of Directors to repurchase shares.

    32. Janus will evaluate plans of reorganization on a case-by-case basis./*/

    33. Janus will generally vote in favor of proposals regarding changes in the state of incorporation of an issuer.

    34. Janus will generally vote in favor of proposals regarding changes in company name.

    35. Janus will evaluate proposals relating to the continuance of a company on a case-by-case basis./*/

    36. Janus will evaluate proposals regarding acquisitions, mergers, tender offers or changes in control on a case-by-case basis./*/

    37. Janus will generally oppose proposals to authorize preferred stock whose voting, conversion, dividend and other rights are determined at the discretion of the Board of Directors when the stock is issued ("blank check stock").

    38. Janus will generally vote in favor of proposals to lower the barriers to shareholder action (i.e., limited rights to call special meetings, limited rights to act by written consents).

    39. Janus will generally vote in favor of proposals to adopt cumulative voting unless otherwise recommended by the Proxy Voting Service.

    40. Janus will generally vote in favor of proposals to require that voting be confidential.

    41. Janus will generally oppose proposals requesting authorization of political contributions (mainly foreign).

    42. Janus will generally vote in favor of proposals relating to the administration of an annual shareholder meeting.

    43. Janus will vote against proposals to approve "other business" when it appears as voting item.

Shareholder Proposals

   Janus Capital is primarily concerned with the economic impact of shareholder proposals on a company's short and long-term share value. Janus will generally apply the Guidelines to shareholder proposals while weighing the following considerations:

    44. Janus will generally abstain from voting on shareholder proposals that relate to social, moral or ethical issues, or issues that place arbitrary constraints on the board or management of a company.

    45. For shareholder proposals outside the scope of the Guidelines, Janus will solicit additional research and a recommendation from the Proxy Voting Service. Janus will always reserve the right to over-ride a recommendation provided by the Proxy Voting Service.*

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* All discretionary votes of this nature are cast solely in the interests of shareholders and without regard to any other Janus relationship, business or otherwise.

                            PROXY VOTING POLICY OF
                          LAZARD ASSET MANAGEMENT LLC

A. INTRODUCTION

   As a fiduciary, Lazard Asset Management LLC ("Lazard") is obligated to vote proxies in the best interests of its clients. Lazard has developed a structure that is designed to ensure that proxy voting is conducted in an appropriate manner, consistent with clients' best interest, and within the framework of this Proxy Voting Policy (the "Policy"). Lazard has adopted this Policy in order to satisfy its fiduciary obligation. It is intended that this Policy also satisfy the requirements of Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended (the "Advisers Act").

   Lazard manages assets for a variety of clients, including individuals, Taft-Hartley plans, governmental plans, foundations and endowments, corporations, and investment companies and other collective investment vehicles. Absent specific client guidelines, Lazard's policy is to vote proxies on a given issue the same for all of its clients. This Policy is based on the view that Lazard, in its role as investment adviser, must vote proxies based on what it believes will maximize shareholder value as a long-term investor, and the votes that it casts on behalf of all its clients are intended to accomplish that objective.

   This Policy recognizes that there may be times when meeting agendas or proposals may create the appearance of a material conflict of interest for Lazard. When such a conflict may appear, Lazard will seek to alleviate the potential conflict by voting consistent with pre-approved guidelines or, in situations where the pre-approved guideline is to vote case-by-case, with the recommendation of an independent source. More information on how Lazard handles conflicts is provided in Section F of this Policy.

B. RESPONSIBILITY TO VOTE PROXIES

   Generally, Lazard is willing to accept delegation from its clients to vote proxies. Lazard does not delegate that authority to any other person or entity, but retains complete authority for voting all proxies on behalf of its clients. Not all clients delegate proxy-voting authority to Lazard, however, and Lazard will not vote proxies, or provide advice to clients on how to vote proxies, in the absence of a specific delegation of authority or an obligation under applicable law. For example, securities that are held in an investment advisory account, for which Lazard exercises no investment discretion, are not voted by Lazard, nor are shares that the client has authorized their custodian bank to use in a stock loan program, which passes voting rights to the party with possession of the shares.

C. GENERAL ADMINISTRATION

   1. OVERVIEW

   Lazard's proxy voting process is administered by its Proxy Operations Department ("ProxyOps"), which reports to Lazard's Chief Operations Officer. Oversight of the process is provided by Lazard's Legal/Compliance Department and by a Proxy Committee currently consisting of Michael Powers, Managing Director and a Portfolio Manager for Lazard's international equity products, Richard Tutino, Managing Director and a Portfolio Manager for Lazard's U.S. equity products, Mark Little, Director and European Portfolio Manager, and Melissa Cook, Managing Director and Lazard's Global Head of Research. The Proxy Committee meets at least semi-annually to review this Policy and consider changes to it, as well as specific proxy voting guidelines (the "Approved Guidelines"), which are discussed below. Meetings may be convened more frequently (for example, to discuss a specific proxy agenda or proposal) as requested by the Manager of ProxyOps, any member of the Proxy Committee, or Lazard's General Counsel or Chief Compliance Officer. A representative of Lazard's Legal/Compliance Department must be present at all Proxy Committee meetings.

   2. ROLE OF THIRD PARTIES

   To assist it in its proxy-voting responsibilities, Lazard currently subscribes to several research and other proxy-related services offered by Institutional Shareholder Services, Inc. ("ISS"), one of the world's largest providers of proxy-voting services. ISS provides Lazard with its independent analysis and recommendation regarding virtually every proxy proposal that Lazard votes on behalf of its clients, with respect to both U.S. and non-U.S. securities.

   ISS provides other proxy-related administrative services to Lazard. ISS receives on Lazard's behalf all proxy information sent by custodians that hold securities of Lazard's clients. ISS posts all relevant information regarding the proxy on its password-protected website for Lazard to review, including meeting dates, all agendas and ISS's analysis. ProxyOps reviews this information on a daily basis and regularly communicates with representatives of ISS to ensure that all agendas are considered and proxies are voted on a timely basis. ISS also provides Lazard with vote execution, recordkeeping and reporting support services.

   3. VOTING PROCESS

   Lazard's Proxy Committee has approved specific proxy voting guidelines regarding various common proxy proposals (the "Approved Guidelines"). As discussed more fully below in Section D of this Policy, depending on the proposal, the Approved Guideline may provide that Lazard should vote for or against the proposal, or that the proposal should be considered on a case-by-case basis.

   Where the Approved Guideline for a particular type of proxy proposal is to vote on a case-by case basis, Lazard believes that input from a portfolio manager or research analysts with knowledge of the issuer and its securities (collectively, "Portfolio Management") is essential. Portfolio Management is, in Lazard's view, best able to evaluate the impact that the outcome on a particular proposal will have on the value of the issuer's shares. Consequently, the Manager of ProxyOps seeks Portfolio Management's recommendation on how to vote all such proposals.

   In seeking Portfolio Management's recommendation, the Manager of ProxyOps provides ISS's recommendation and analysis. Portfolio Management provides the Manager of ProxyOps with its recommendation and the reasons behind it. ProxyOps will generally vote as recommended by Portfolio Management, subject to situations where there may appear to be a material conflict of interest, in which case an alternative approach may be followed. (See Section F, below.) Depending on the facts surrounding a particular case-by-case proposal, or Portfolio Management's recommendation on a case-by-case proposal, the Manager of ProxyOps may consult with Lazard's Chief Compliance Officer or General Counsel, and may seek the final approval of the Proxy Committee regarding Portfolio Management's recommendation. If necessary, a meeting of the Proxy Committee will be convened to discuss the proposal and reach a final decision on Lazard's vote.

   ProxyOps generally votes all routine proposals (described below) according to the Approved Guidelines. For non-routine proposals where the Approved Guideline is to vote for or against, ProxyOps will provide Portfolio Management both the Approved Guideline, as well as ISS's recommendation and analysis. Unless Portfolio Management disagrees with the Approved Guideline for the specific proposal, ProxyOps will generally vote the proposal according to the Approved Guideline. If Portfolio Management disagrees, however, it will provide its reason for doing so. All the relevant information will be provided to the Proxy Committee members for a final determination of such non-routine items. It is expected that the final vote will be cast according to the Approved Guideline, absent a compelling reason for not doing so, and subject to situations where there may be the appearance of a material conflict of interest, in which case an alternative approach may be followed. (See Section F, below.)

D. SPECIFIC PROXY ITEMS

   Shareholders receive proxies involving many different proposals. Many proposals are routine in nature, such as a non-controversial election of Directors or a change in a company's name. Others are more complicated, such as items regarding corporate governance and shareholder rights, changes to capital structure, stock option plans and other executive compensation issues, mergers and other significant transactions and social or political issues. Following are the Approved Guidelines for a significant proportion of the proxy proposals on which Lazard regularly votes. Of course, other proposals may be presented from time to time. Those proposals will be discussed with the Proxy Committee to determine how they should be voted and, if it is anticipated that they may re-occur, to adopt an Approved Guideline.

   1. ROUTINE ITEMS

   Lazard generally votes routine items as recommended by the issuer's management and Board of Directors, and against any shareholder proposals regarding those routine matters, based on the view that management is in a better position to evaluate the need for them. Lazard considers routine items to be those that do not change the structure, charter, bylaws, or operations of an issuer in any way that is material to shareholder value. Routine items generally include:

    .  routine election or re-election of Directors;

    . appointment or election of auditors, in the absence of any controversy or conflict regarding the auditors;

    .  issues relating to the timing or conduct of annual meetings; and

    .  name changes.

   2. CORPORATE GOVERNANCE AND SHAREHOLDER RIGHTS MATTERS

   Many proposals address issues related to corporate governance and shareholder rights. These items often relate to the Board of Directors and its committees, anti-takeover measures, and the conduct of the company's shareholder meetings.

       A. BOARD OF DIRECTOR AND ITS COMMITTEES

   Lazard votes in favor of provisions that it believes will increase the effectiveness of an issuer's Board of Directors. Lazard believes that in most instances, the Board and the issuer's management are in the best position to make the determination how to best increase the Board's effectiveness. Lazard does not believe that establishing burdensome requirements regarding a Board will achieve this objective. Lazard has Approved Guidelines to vote:

       . FOR the establishment of an independent nominating committee, audit committee or compensation committee of a Board of Directors;

       . FOR a requirement that a substantial majority (e.g. 2/3) of a US or UK company's Directors be independent;

       . ON A CASE-BY-CASE BASIS regarding the election of Directors where the Board does not have independent "key committees" or sufficient independence;

       . FOR proposals that the Board's committees be comprised solely of independent Directors or consist of a majority of independent directors;

       . FOR proposals to limit Directors' liability; broaden indemnification of Directors; and approve indemnification agreements for officers and Directors, UNLESS doing so would affect shareholder interests in a specific pending or threatened litigation; or for indemnification due to negligence in these cases voting is ON A CASE-BY-CASE BASIS;

       . FOR proposals seeking to de-classify a Board and AGAINST proposals seeking to classify a Board;

       . ON A CASE-BY-CASE BASIS on all proposals relating to cumulative voting;

       . AGAINST shareholder proposals, absent a demonstrable need, proposing the establishment of additional committees; and ON A CASE-BY-CASE BASIS regarding the establishment of shareholder advisory committees.

       . AGAINST shareholder proposals seeking union or special-interest representation on the Board;

       . AGAINST shareholder proposals seeking to establish term limits or age limits for Directors;

       . ON A CASE-BY-CASE BASIS on shareholder proposals seeking to require that the issuer's Chairman and Chief Executive Officer be different individuals;

       . AGAINST shareholder proposals seeking to establish Director stock-ownership requirements; and

       . AGAINST shareholder proposals seeking to change the size of a Board, requiring women or minorities to serve on a Board, or requiring two candidates for each Board seat.

       B. ANTI-TAKEOVER MEASURES

   Certain proposals are intended to deter outside parties from taking control of a company. Such proposals could entrench management and adversely affect shareholder rights and the value of the company's shares. Consequently, Lazard has adopted Approved Guidelines to vote:

       . AGAINST proposals to adopt supermajority vote requirements, or increase vote requirements, for mergers or for the removal of directors;

       . ON A CASE-BY-CASE BASIS regarding shareholder rights plans (also known as "poison pill plans") and FOR proposals seeking to require all poison pill plans be submitted to shareholder vote;

       . AGAINST proposals seeking to adopt fair price provisions and FOR proposals seeking to rescind them;

       .  AGAINST "blank check" preferred stock; and

       . ON A CASE-BY-CASE BASIS regarding other provisions seeking to amend a company's by-laws or charter regarding anti-takeover provisions.

       C. CONDUCT OF SHAREHOLDER MEETINGS

   Lazard generally opposes any effort by management to restrict or limit shareholder participation in shareholder meetings, and is in favor of efforts to enhance shareholder participation. Lazard has therefore adopted Approved Guidelines to vote:

       .  AGAINST proposals to adjourn meetings;

       . AGAINST proposals seeking to eliminate or restrict shareholders' right to call a special meeting;

       .  FOR proposals providing for confidential voting;

       . AGAINST efforts to eliminate or restrict right of shareholders to act by written consent;

       . AGAINST proposals to adopt supermajority vote requirements, or increase vote requirements, and

       .  ON A CASE-BY-CASE BASIS on changes to quorum requirements.

   3. CHANGES TO CAPITAL STRUCTURE

   Lazard receives many proxies that include proposals relating to a company's capital structure. These proposals vary greatly, as each one is unique to the circumstances of the company involved, as well as the general economic and market conditions existing at the time of the proposal. The Board and management may have many legitimate business reasons in seeking to effect changes to the issuer's capital structure, including raising additional capital for appropriate business reasons, cash flow and market conditions. Lazard generally believes that these decisions are best left to management, absent apparent reasons why they should not be. Consequently, Lazard has adopted Approved Guidelines to vote:

       . FOR management proposals to increase or decrease authorized common or preferred stock (unless it is believed that doing so is intended to serve as an anti-takeover measure);

       .  FOR stock splits and reverse stock splits;

       . ON A CASE-BY-CASE BASIS on matters affecting shareholder rights, such as amending votes-per-share;

       . ON A CASE-BY-CASE BASIS on management proposals to issue a new class of common or preferred shares;

       . FOR management proposals to adopt or amend dividend reinvestment plans;

       . AGAINST changes in capital structure designed to be used in poison pill plans; and

       . ON A CASE-BY-CASE BASIS on proposals seeking to approve or amend stock ownership limitations or transfer restrictions.

   4. STOCK OPTION PLANS AND OTHER EXECUTIVE COMPENSATION ISSUES

   Lazard supports efforts by companies to adopt compensation and incentive programs to attract and retain the highest caliber management possible, and to align the interests of the Board, management and employees with those of shareholders. Lazard favors programs intended to reward management and employees for positive, long-term performance. However, Lazard will evaluate whether it believes, under the circumstances, that the level of compensation is appropriate or excessive. Lazard has Approved Guidelines to vote:

       .  ON A CASE-BY-CASE BASIS regarding all stock option plans;

       . AGAINST restricted stock plans that do not involve any performance criteria;

       .  FOR employee stock purchase plans;

       .  ON A CASE-BY-CASE BASIS for stock appreciation rights plans;

       .  FOR deferred compensation plans;

       .  AGAINST proposals to approve executive loans to exercise options;

       .  AGAINST proposals to re-price underwater options;

       . ON A CASE-BY-CASE BASIS regarding shareholder proposals to eliminate or restrict severance agreements, and FOR proposals to submit severance agreements to shareholders for approval; and

       . AGAINST proposals to limit executive compensation or to require executive compensation to be submitted for shareholder approval, unless, with respect to the latter submitting compensation plans for shareholder approval is required by local law or practice.

   5. MERGERS AND OTHER SIGNIFICANT TRANSACTIONS

   Shareholders are asked to consider a number of different types of significant transactions, including mergers, acquisitions, sales of all or substantially all of a company's assets, reorganizations involving business combinations and liquidations. Each of these transactions is unique. Therefore, Lazard's Approved Guideline is to vote on each of these transactions ON A CASE-BY-CASE BASIS.

   6. SOCIAL AND POLITICAL ISSUES

   Proposals involving social and political issues take many forms and cover a wide array of issues. Some examples are: adoption of principles to limit or eliminate certain business activities, or limit or eliminate business activities in certain countries; adoption of certain conservation efforts; reporting of charitable contributions or political contributions or activities; or the adoption of certain principles regarding employment practices or discrimination policies. These items are often presented by shareholders and are often opposed by the company's management and its Board of Directors.

   Lazard generally supports the notion that corporations should be expected to act as good citizens, but, as noted above, is obligated to vote on social and political proposals in a way that it believes will most increase shareholder value. As a result, Lazard has adopted Approved Guidelines to vote ON A CASE-BY-CASE BASIS for most social and political issue proposals. Lazard will generally vote FOR the approval of anti-discrimination policies.

E. VOTING NON-U.S. SECURITIES

   Lazard invests in non-U.S. securities on behalf of many clients. Laws and regulations regarding shareholder rights and voting procedures differ dramatically across the world. In certain countries, the requirements or restrictions imposed before proxies may be voted may outweigh any benefit that could be realized by voting the proxies involved. For example, certain countries restrict a shareholder's ability to sell shares for a certain period of time if the shareholder votes proxies at a meeting (a practice known as "share blocking"). In other instances, the costs of voting a proxy (i.e., by being required to send a representative to the meeting) may simply outweigh any benefit to the client if the proxy is voted. The Manager of ProxyOps will consult with Portfolio Management to determine whether they believe it is in the interest of the clients to vote the proxies. In these instances, the Proxy Committee will have the authority to decide that it is in the best interest of its clients not to vote the proxies.

F. CONFLICTS OF INTEREST

   1. OVERVIEW

   Lazard is required to vote proxies in the best interests of its clients. It is essential, therefore, that material conflicts of interest or the appearance of a material conflict be avoided.

   Potential conflicts of interest are inherent in Lazard's organizational structure and in the nature of its business. Following are examples of situations that could present a conflict of interest or the appearance of a conflict of interest:

    . Lazard Freres & Co. LLC ("LF&Co."), Lazard's parent and a registered broker-dealer, or an investment banking affiliate has an investment banking relationship with a company the shares of which are held in accounts of Lazard clients, and has provided services to the company with respect to an upcoming significant proxy proposal (i.e., a merger or other significant transaction);

    . Lazard serves as an investment adviser for a company the management of which supports a particular proposal, and shares of the company are held in accounts of Lazard clients;

    . Lazard serves as an investment adviser for the pension plan of an organization that sponsors a proposal; or

    . A Lazard employee who would otherwise be involved in the decision-making process regarding a particular proposal has a material relationship with the issuer or owns shares of the issuer.

   2. GENERAL POLICY AND CONSEQUENCES OF VIOLATIONS

   All proxies must be voted in the best interest of each Lazard client, without any consideration of the interests of any other Lazard client (unrelated to the economic effect of the proposal being voted on share price), Lazard, LF&Co. or any of their Managing Directors, officers, employees or affiliates.

   PROXYOPS IS RESPONSIBLE FOR ALL PROXY VOTING IN ACCORDANCE WITH THIS POLICY AFTER CONSULTING WITH THE APPROPRIATE MEMBER OR MEMBERS OF PORTFOLIO MANAGEMENT, THE PROXY COMMITTEE AND/OR THE LEGAL AND COMPLIANCE DEPARTMENT. NO OTHER MANAGING DIRECTORS, OFFICERS OR EMPLOYEES OF LAZARD, LF&CO. OR THEIR AFFILIATES MAY INFLUENCE OR ATTEMPT TO INFLUENCE THE VOTE ON ANY PROPOSAL. DOING SO WILL BE A VIOLATION OF THIS POLICY. ANY COMMUNICATION BETWEEN A MANAGING DIRECTOR, OFFICER OR EMPLOYEE OF LF&CO. AND A MANAGING DIRECTOR, OFFICER OR EMPLOYEE OF LAZARD TRYING TO INFLUENCE HOW A PROPOSAL SHOULD BE VOTED IS PROHIBITED, AND IS A VIOLATION OF THIS POLICY. VIOLATIONS OF THIS POLICY COULD RESULT IN DISCIPLINARY ACTION, INCLUDING LETTER OF CENSURE, FINE OR SUSPENSION, OR TERMINATION OF EMPLOYMENT. ANY SUCH CONDUCT MAY ALSO VIOLATE STATE AND FEDERAL SECURITIES AND OTHER LAWS, AS WELL AS LAZARD'S CLIENT AGREEMENTS, WHICH COULD RESULT IN SEVERE CIVIL AND CRIMINAL PENALTIES BEING IMPOSED, INCLUDING THE VIOLATOR BEING PROHIBITED FROM EVER WORKING FOR ANY ORGANIZATION ENGAGED IN A SECURITIES BUSINESS.

   EVERY MANAGING DIRECTOR, OFFICER AND EMPLOYEE OF LAZARD WHO PARTICIPATES IN ANY WAY IN THE DECISION-MAKING PROCESS REGARDING PROXY VOTING IS RESPONSIBLE FOR CONSIDERING WHETHER THEY HAVE A CONFLICTING INTEREST OR THE APPEARANCE OF A CONFLICTING INTEREST ON ANY PROPOSAL. A CONFLICT COULD ARISE, FOR EXAMPLE, IF A MANAGING DIRECTOR, OFFICER OR EMPLOYEE HAS A FAMILY MEMBER WHO IS AN OFFICER OF THE ISSUER OR OWNS SECURITIES OF THE ISSUER. IF A MANAGING DIRECTOR, OFFICER OR EMPLOYEE BELIEVES SUCH A CONFLICT EXISTS OR MAY APPEAR TO EXIST, HE OR SHE SHOULD NOTIFY THE CHIEF COMPLIANCE OFFICER IMMEDIATELY AND, UNLESS DETERMINED OTHERWISE, SHOULD NOT CONTINUE TO PARTICIPATE IN THE DECISION-MAKING PROCESS.

   3. MONITORING FOR CONFLICTS AND VOTING WHEN A MATERIAL CONFLICT EXISTS

   Lazard monitors for potential conflicts of interest when it is possible that a conflict could be viewed as influencing the outcome of the voting decision. Consequently, the steps that Lazard takes to monitor conflicts, and voting proposals when the appearance of a material conflict exists, differ depending on whether the Approved Guideline for the specific item is to vote for or against, or is to vote on a case-by-case basis.

       A. WHERE APPROVED GUIDELINE IS FOR OR AGAINST

   Most proposals on which Lazard votes have an Approved Guideline to vote for or against. Generally, unless Portfolio Management disagrees with the Approved Guideline for a specific proposal, ProxyOps votes according to the Approved Guideline. It is therefore necessary to consider whether an apparent conflict of interest exists where Portfolio Management disagrees with the Approved Guideline. When that happens, the Manager of ProxyOps will use its best efforts to determine whether a conflict of interest or potential conflict of interest exists by inquiring whether the company itself, or the sponsor of the proposal is a Lazard client. If either is a Lazard client, the Manager of Proxy Ops will notify Lazard's Chief Compliance Officer, who will determine whether some other conflict or potential conflict exists.

   If it appears that a conflict of interest exists, the Manager of ProxyOps will notify the Proxy Committee, who will review the facts surrounding the conflict and determine whether the conflict is material. Whether a conflict is "material" will depend on the facts and circumstances involved. For purposes of this Policy, the appearance of a material conflict is one that the Proxy Committee determines could be expected by a reasonable person in similar circumstances to influence or potentially influence the voting decision on the particular proposal involved.

   If the Proxy Committee determines that there is no material conflict, the proxy will be voted as outlined in this Policy. If the Proxy Committee determines that a material conflict appears to exist, then the proposal will be voted according to the Approved Guideline.

       B. WHERE APPROVED GUIDELINE IS CASE-BY-CASE

   In situations where the Approved Guideline is to vote case-by-case and a material conflict of interest appears to exist, Lazard's policy is to vote the proxy item according to the recommendation of an independent source, currently ISS. The Manager of ProxyOps will use his best efforts to determine whether a conflict of interest or a potential conflict of interest may exist by inquiring whether the sponsor of the proposal is a Lazard client. If the sponsor is a Lazard client, the Manager of Proxy Ops will notify Lazard's Chief Compliance Officer, who will determine whether some other conflict or potential conflict exists.

   If it appears that a conflict of interest exists, the Manager of ProxyOps will notify the Proxy Committee, who will review the facts surrounding the conflict and determine whether the conflict is material. There is a presumption that certain circumstances will give rise to a material conflict of interest or the appearance of such material conflict, such as LF&Co. having provided services to a company with respect to an upcoming significant proxy proposal (i.e., a merger or other significant transaction). If the Proxy Committee determines that there is no material conflict, the proxy will be voted as outlined in this Policy. If the Proxy Committee determines that a material conflict appears to exist, then the proposal will generally be voted according to the recommendation of ISS, however, before doing so, ProxyOps will obtain a written representation from ISS that it is not in a position of conflict with respect to the proxy, which could exist if ISS receives compensation from the proxy issuer on corporate governance issues in addition to the advice it provides Lazard on proxies. If ISS is in a conflicting position or if the recommendations of the two services offered by ISS, the Proxy Advisor Service and the Proxy Voter Service, are not the same, Lazard will obtain a recommendation from a third independent source that provides proxy voting advisory services, and will defer to the majority recommendation. If a recommendation for a third independent source is not available and ISS is not in a conflicting position, Lazard will follow the recommendation of ISS's Proxy Advisor Service. In addition, in the event of a conflict that arises in connection with a proposal for a Lazard mutual fund, Lazard will either follow the procedures described above or vote shares for or against the proposal in proportion to shares voted by other shareholders.

G. REVIEW OF POLICY

   The Proxy Committee will review this Policy at least semi-annually to consider whether any changes should be made to it or to any of the Approved Guidelines. Questions or concerns regarding the Policy should be raised with Lazard's General Counsel or Chief Compliance Officer.

[LOGO]

                    BATTERYMARCH FINANCIAL MANAGEMENT, INC.
                     PROXY VOTING POLICIES AND PROCEDURES

INTRODUCTION

   Batterymarch's primary focus and responsibility is to preserve and enhance its clients' investment returns. An integral part of this responsibility is encouraging good corporate governance practices by the companies we invest in through conscientiously exercising shareholder rights. We believe this will result in increased value for shareholders.

   Batterymarch has adopted and implemented the following policies and procedures, which we believe are reasonably designed to ensure that Batterymarch's votes are cast in a consistent manner that place our clients' interests first.

   Batterymarch's Proxy Voting Philosophy and Guidelines are an integral part of this document.

VOTING AND MONITORING RESPONSIBILITY

   Batterymarch's Compliance Department is responsible for managing and monitoring proxy voting operations. Batterymarch has retained Institutional Shareholder Services ("ISS"), a recognized authority on proxy voting and corporate governance, to provide day-to-day proxy voting services, including, but not limited to, obtaining information from clients' custodians, reconciling proxy ballots, providing vote recommendations, voting, recordkeeping and reporting. Batterymarch's compliance personnel are responsible for managing the relationship with ISS and ensuring that Batterymarch's fiduciary obligations are met.

VOTING AUTHORITY

   Batterymarch assumes voting authority for all client accounts unless a client's Investment Management Agreement explicitly states otherwise.

HOW PROXIES ARE VOTED

   Batterymarch's policy is generally to vote in accordance with the recommendations of ISS. Voting will normally be conducted in accordance with ISS's standard guidelines. However, a client may direct Batterymarch to vote in accordance with the guidelines of Proxy Voter Services ("PVS"), an independent division of ISS which focuses on the specific concerns of Taft-Hartley plans and which conform to the AFL-CIO voting guidelines. In instances where ISS has not made any recommendations with respect to a proxy, Batterymarch will generally vote in accordance with ISS's proxy voting guidelines.

   Under certain circumstances, Batterymarch may believe that it will be in the best interests of clients to vote against ISS's recommendations or, in cases where ISS has not provided Batterymarch with any recommendations with respect to a proxy, to vote in contradiction with ISS's general proxy voting guidelines. In such cases, provided that Batterymarch's Compliance Department does not identify a material conflict of interest in overriding an ISS vote recommendation or voting against ISS's proxy voting guidelines, Batterymarch will override the voting recommendation of ISS.

   Batterymarch will generally cast votes for all shares for which it has voting authority, unless the cost of voting is presumed to outweigh the benefit. Batterymarch's policy regarding when it may not vote proxies is described below.

CONFLICTS OF INTEREST

   Potential conflicts of interest may arise due to a variety of reasons that could affect how Batterymarch votes proxies. Batterymarch manages assets for a wide variety of clients that may have mutually exclusive goals regarding the outcome of a shareholders meeting. Batterymarch may have a conflict of interest when a company that is soliciting a proxy is an advisory client of Batterymarch, or when Batterymarch's employees have an interest in a proxy voting proposal that is at variance with the interests of Batterymarch's clients. With the ability to influence the outcome of a corporation's shareholders meeting comes the responsibility to prevent potential conflicts of interest from affecting the way we cast our votes. Batterymarch attempts to minimize material conflicts of interest by using pre-determined voting guidelines and by obtaining vote recommendations from ISS.

   If one or more members of Batterymarch's investment teams believe that it will be in the best interests of clients to vote in contradiction with ISS's recommendations or, in cases where ISS has not provided Batterymarch with any recommendations with respect to a proxy, to vote in contradiction with ISS's general proxy voting guidelines, Batterymarch's Compliance Department will be responsible for identifying whether any proxy voting proposals present a conflict of interest. If such a proposal is identified, Batterymarch's compliance personnel will decide whether it presents a material conflict of interest.

   If a conflict of interest is identified, proxy proposals that are "routine," such as uncontested elections of directors, meeting formalities, and approval of financial statements, generally will not result in a material conflict of interest. Material conflicts of interest are more likely to result from non-routine proxy proposals. Non-routine proposals would typically include any contested matter, including a contested election of directors, a merger or sale of substantial assets, a change in the articles of incorporation that materially affects the rights of shareholders, and compensation matters for management (e.g., stock option plans and retirement plans).

   If Batterymarch's Compliance Department determines that a material conflict of interest exists, Batterymarch may vote the proposal in accordance with either the recommendations of (a) ISS, (b) another authorized person of Batterymarch if the material conflict of interest does not relate to such other person or Batterymarch itself, or (c) each client whose portfolio includes the applicable security. If Batterymarch solicits instructions from clients on how to vote a proposal or proxy, Batterymarch may or may not disclose to such clients the nature of the conflict of interest.

WHEN BATTERYMARCH MAY NOT VOTE

   Batterymarch generally does not vote proxies when it determines that the cost of voting outweighs the benefit of doing so. Voting in foreign markets typically incurs higher costs than voting in the U.S. Among the various costs associated with voting foreign shares are fees for translating meeting materials, custody fees, and charges for obtaining power of attorney documents. We have identified the most significant potential cost as the loss of liquidity connected with voting in share blocking markets.

   In share blocking markets, regulations designed to establish eligibility for voting require that shares be blocked from trading for a period of time before and/or after a shareholder meeting. During the blocking period, any pending trades in blocked shares will not settle. Depending on the market, this period can last from one day to several weeks, assuming a quorum is achieved. If the first call for a meeting fails to meet quorum, it may be necessary to conduct a second or even third call, thereby extending the blocking period. If a sale of blocked shares must be executed to satisfy a client redemption request or is otherwise deemed desirable by Batterymarch, it will settle late and potentially be subject to interest charges or other punitive fees or practices such as automatic buy-in procedures.

   Because of these inherent risks, we have decided not to vote in markets where share blocking is practiced, unless we determine that a particular proposal or series of proposals is likely to represent a substantial increase in shareholder value and/or rights. This decision will be based on the determination of Batterymarch's investment personnel.

   ISS sends a periodic report of securities with upcoming meetings in share blocking markets. This report details the type of meeting, the market and the blocking period. Batterymarch's Compliance Department monitors these upcoming meetings, consults with Batterymarch investment team members responsible for investing in each market and arrives at a decision on whether or not to vote.

RECORDKEEPING AND REPORTING

   ISS maintains complete records of all votes cast on behalf of each of Batterymarch's client accounts, including the number of shares held, meeting date, type of meeting, management recommendation, and the rationale for each vote. ISS provides Batterymarch with periodic, customized reports for each client account for which Batterymarch votes proxies.

REQUESTS TO OBTAIN PROXY VOTING INFORMATION

   Batterymarch provides proxy voting summary reports to clients for whom we exercise voting responsibility on an annual basis or more frequently, subject to such clients' reporting requirements. Batterymarch is able to provide such reporting either electronically or in hard copy format. Batterymarch also provides a copy of its proxy voting guidelines to clients upon request.

   A log of client requests for proxy voting information and details on the fulfillment of those requests is maintained by Batterymarch's Compliance Department.

   Client requests for obtaining information about Batterymarch's proxy voting guidelines or information about how Batterymarch voted client securities, if applicable, can be obtained by contacting Batterymarch:

By mail

Batterymarch Financial Management, Inc.
Attention: Compliance Department
John Hancock Tower
200 Clarendon Street, 49/th/ Floor
Boston, Massachusetts 02116
USA

By telephone

(617) 266-8300

                                 PROXY VOTING

   The Firm will exercise its proxy voting responsibilities to serve the best interests of its clients and in compliance with applicable laws and regulations. The Firm recognizes that proxy voting is a valuable right of company shareholders and believes that shareholders are best served by a voting process guided by the principles of preserving and expanding the power of shareholders in areas of corporate governance and allowing responsible management teams to run businesses.

PROCEDURES

Oversight of Principles and Procedures

   The Firm's Chief Investment Officer has full authority to determine the Firm's proxy voting principles and procedures and vote proxies on behalf of the Firm's clients. The Chief Investment Officer has delegated oversight and implementation of the proxy voting process, including the principles and procedures that govern it, to the Firm's Proxy Officers and the Legal and Compliance Department. The Firm will periodically review its existing principles and procedures in light of the Firm's duties as well as applicable laws and regulations to determine if any changes are necessary.

Limitations

   The Firm recognizes proxy voting as a valuable right of company shareholders. Generally speaking, the Firm will vote all proxies it receives. However, the Firm may refrain from voting in certain circumstances. For instance, the Firm generally intends to refrain from voting a proxy if the company's shares are no longer held by the Firm's clients at the time of the meeting. Additionally, the Firm may refrain from voting a proxy if the Firm concludes the potential impact on shareholders' interests is insignificant while the cost associated with analyzing and voting the proxy may be significant. If the Proxy Administration Officer confirms that shares of a security are on loan as of the record date of the meeting for which a proxy is received, the Firm will be unable to vote those shares for the client. As a general matter, the Firm discourages its clients from loaning the securities the Firm manages.

Proxy Administration

   The Firm will instruct each client custodian to forward proxy materials to the vendor engaged by the Firm to electronically receive ballots and transmit the Firm's proxy votes, as well as to maintain proxy voting receipts and records (the "Proxy Administration Vendor"). New client custodians will be notified at account inception of their responsibility to deliver proxy materials to the Firm's Proxy Administration Vendor.

COMPLIANCE REVIEW

   A Compliance Officer will review the pending proxies and identify any potential conflicts between the Firm, or its employees, and the Firm's clients.

IDENTIFYING CONFLICTS

   In identifying conflicts of interest, a Compliance Officer will review the following issues:

      (i) Whether there are any business or personal relationships between the Firm, or an employee of the Firm, and the officers, directors or shareholder proposal proponents of a company whose securities are held in client accounts that may create an incentive to vote in a manner that is not consistent with the best interests of the Firm's clients;

      (ii) Whether the Firm has any other economic incentive to vote in a manner that is not consistent with the best interests of its clients; and;

      (iii) Whether the Proxy Officer voting the shares is aware of any business or personal relationship, or other economic incentive that has the potential to influence the manner in which the Proxy Officer votes the shares.

ASSESSING MATERIALITY

   If it is determined that a conflict exists, the conflict will be deemed to be material if the Compliance Officer determines, in the exercise of reasonable judgment, that the conflict is likely to have an impact on the manner in which the subject shares are voted.

   If the Compliance Officer determines that the conflict is not material, the proxy issue will be forwarded to the Proxy Officer for voting.

   If the Compliance Officer determines that the conflict may be material, the following steps will be taken:

      (i) The Compliance Officer will consult with representatives of the Firm's senior management to make a final determination of materiality. The Compliance Officer will maintain a record of this determination.

      (ii) After the determination is made, the following procedures will apply:

          (a) If the final determination is that the conflict is not material, the proxy issue will be forwarded to the Proxy Officer for voting;

          (b) If the final determination is that the conflict is material, the following procedures will apply:

             (1) If the Firm's Proxy Voting Guidelines ("Guidelines"), a copy of which is included as Schedule 3, definitively address the issues presented for vote, the Firm will vote according to the Guidelines;

             (2) If the issues presented for vote are not definitively addressed in the Guidelines, the Firm will either (x) follow the vote recommendation of an independent Voting Delegate or (y) disclose the conflict to clients and obtain their consent to vote.

NOTIFICATION TO CLIENTS

   To the extent a client requires notification if a conflict of interest is identified, a Compliance Officer will ensure that notification is carried out in a timely manner.

PROXY OFFICER DUTIES

   The Proxy Officer will review proxies and evaluate matters for vote in light of the Firm's principles and procedures and the Guidelines. The Proxy Officer may seek additional information from the Firm's Investment Team, company management, independent research services, or other sources to determine how to vote in the best interests of shareholders. Additionally, the Proxy Officer may consult with the Firm's Chief Investment Officer for guidance on proxy issues. Generally, the Proxy Officer will not consult the Firm's affiliates during this process. The Firm will maintain all documents that it creates that were material to its process for determining how to vote proxies for its clients or that memorialize the basis for a vote. The Proxy Officer will sign and return to the Proxy Administration Officer all forms indicating the manner in which votes on proxy issues should be cast by the Proxy Administration Officer.

PROXY ADMINISTRATION OFFICER DUTIES

   The Proxy Administration Officer will:

      (i) Provide custodians with instructions to forward proxies to the Firm's Proxy Administration Vendor for all clients for whom the Firm is responsible for voting proxies;

          a) Other Discrepancies Noted

          If any share discrepancies are noted, the Proxy Administration Officer will notify the custodian.

             1) Manual Voting

             If the Firm's Proxy Administration Vendor did not receive a ballot for a client, the Proxy Administration Officer will contact the custodian to obtain a control number and then use the control number to allow the Proxy Administration Vendor to update the ballot, if time permits, or manually vote the shares for that client.

      (iii) Use best efforts to obtain missing proxies from custodian;

      (iv) Inform the Legal and Compliance Department and Proxy Administration Officer if the company's shares are no longer held by Firm clients as of the meeting date;

      (v) Ensure the Proxy Administration Officer and the Legal and Compliance Department are aware of the timeline to vote a proxy and use best efforts to ensure that votes are cast in a timely manner;

      (vi) Per instructions from the Proxy Administration Officer or a Compliance Officer, vote proxy issues via the Proxy Administration Vendor's software, online or via facsimile , and;

      (vii) Obtain evidence of receipt and maintain records of all proxies voted.

                                  SCHEDULE 3

                            PROXY VOTING GUIDELINES

   The Firm maintains these proxy-voting guidelines, which set forth the manner in which the Firm generally votes on issues that are routinely presented. Please note that for each proxy vote the Firm takes into consideration its duty to its clients, the specific circumstances of the vote and all other relevant facts available at the time of the vote. While these guidelines provide the framework for voting proxies, ultimately proxy votes are cast on a case-by-case basis. Therefore actual votes for any particular proxy issue may differ from the guidelines shown below.

FOUR PRINCIPAL AREAS OF INTEREST TO SHAREHOLDERS:

1) Obligations of the Board of Directors
2) Compensation of management and the Board of Directors
3) Take-over protections
4) Shareholders' rights

PROXY ISSUE                                                                                FIRM GUIDELINE
-----------                                                                                --------------
BOARD OF DIRECTORS
INDEPENDENCE OF BOARDS OF DIRECTORS: majority of unrelated directors, independent of
  management..............................................................................      For
NOMINATING PROCESS: independent nominating committee seeking qualified candidates,
  continually assessing directors and proposing new nominees..............................      For
SIZE AND EFFECTIVENESS OF BOARDS OF DIRECTORS: Boards must be no larger than 15 members...      For
CUMULATIVE VOTING FOR DIRECTORS...........................................................      For
STAGGERED BOARDS..........................................................................    Against
SEPARATION OF BOARD AND MANAGEMENT ROLES (CEO/CHAIRMAN)...................................  Case-by-Case
COMPENSATION REVIEW PROCESS: compensation committee comprised of outside, unrelated
  directors to ensure shareholder value while rewarding good performance..................      For
DIRECTOR LIABILITY & INDEMNIFICATION: support limitation of liability and provide
  indemnification.........................................................................      For
AUDIT PROCESS.............................................................................      For
BOARD COMMITTEE STRUCTURE: audit, compensation, and nominating and/or governance
  committee consisting entirely of independent directors..................................      For
MONETARY ARRANGEMENTS FOR DIRECTORS: outside of normal board activities amts should be
  approved by a board of independent directors and reported in proxy......................      For
FIXED RETIREMENT POLICY FOR DIRECTORS.....................................................  Case-by-Case
OWNERSHIP REQUIREMENT: all Directors have direct and material cash investment in common
  shares of Company.......................................................................      For
PROPOSALS ON BOARD STRUCTURE: (lead director, shareholder advisory committees, requirement
  that candidates be nominated by shareholders, attendance at meetings)...................      For
ANNUAL REVIEW OF BOARD/CEO BY BOARD.......................................................      For
PERIODIC EXECUTIVE SESSIONS WITHOUT MGMT (INCLUDING CEO)..................................      For
VOTES FOR SPECIFIC DIRECTORS..............................................................  Case-by-Case

MANAGEMENT AND DIRECTOR COMPENSATION
STOCK OPTION AND INCENTIVE COMPENSATION PLANS:............................................  Case-by-Case
FORM OF VEHICLE: grants of stock options, stock appreciation rights, phantom shares and restricted stock........................................................................  Case-by-Case

                                  -CONTINUED-

PROXY ISSUE                                                                             FIRM GUIDELINE
-----------                                                                     ------------------------------
PRICE.......................................................................... Against plans whose underlying securities are to be issued at
                                                                                less than 100% of the current
                                                                                market value
RE-PRICING: plans that allow the Board of Directors to lower the exercise price of options already granted if the stock price falls or under-performs the
  market.......................................................................            Against
EXPIRY: plan whose options have a life of more than ten years..................          Case-by-Case
EXPIRY: "evergreen" stock option plans.........................................            Against
DILUTION:...................................................................... Case-by-Case--taking into account value creation,
                                                                                commitment to shareholder-
                                                                                friendly policies, etc.
VESTING: stock option plans that are 100% vested when granted..................            Against
PERFORMANCE VESTING: link granting of options, or vesting of options
  previously granted, to specific performance targets..........................              For
CONCENTRATION: authorization to allocate 20% or more of the available options
  to any one individual in any one year........................................            Against
DIRECTOR ELIGIBILITY: stock option plans for directors if terms and conditions
  are clearly defined and reasonable...........................................          Case-by-Case
CHANGE IN CONTROL: stock option plans with change in control provisions that allow option holders to receive more for their options than shareholders
  would receive for their shares...............................................            Against
CHANGE IN CONTROL: change in control arrangements developed during a take-
  over fight specifically to entrench or benefit management....................            Against
CHANGE IN CONTROL: granting options or bonuses to outside directors in event
  of a change in control.......................................................            Against
BOARD DISCRETION: plans to give Board broad discretion in setting terms and
  conditions of programs.......................................................            Against
EMPLOYEE LOANS: Proposals authorizing loans to employees to pay for stock
  or options...................................................................            Against
Director Compensation: % of directors' compensation in form of common
  shares.......................................................................              For
GOLDEN PARACHUTES..............................................................          Case-by-Case
EXPENSE STOCK OPTIONS..........................................................              For
SEVERANCE PACKAGES: must receive shareholder approval..........................              For
LACK OF DISCLOSURE ABOUT PROVISIONS OF STOCK-BASED PLANS.......................            Against
RELOAD OPTIONS.................................................................            Against
PLAN LIMITED TO A SMALL NUMBER OF SENIOR EMPLOYEES.............................            Against
EMPLOYEE STOCK PURCHASE PLANS..................................................          Case-by-Case

TAKEOVER PROTECTIONS
SHAREHOLDER RIGHTS PLANS: plans that go beyond ensuring the equal treatment of shareholders in the event of a bid and allowing the corp. enough time to
  consider alternatives to a bid...............................................            Against
GOING PRIVATE TRANSACTION, LEVERAGED BUYOUTS AND OTHER PURCHASE
  TRANSACTIONS.................................................................          Case-by-Case
LOCK-UP ARRANGEMENTS: "hard" lock-up arrangements that serve to prevent
  competing bids in a takeover situation.......................................            Against
CROWN JEWEL DEFENSES...........................................................            Against
PAYMENT OF GREENMAIL...........................................................            Against

                                  -CONTINUED-

PROXY ISSUE                                                                      FIRM GUIDELINE
-----------                                                                 -------------------------
"CONTINUING DIRECTOR" OR "DEFERRED REDEMPTION" PROVISIONS: provisions
  that seek to limit the discretion of a future board to redeem the plan...          Against
CHANGE CORPORATION'S DOMICILE: if reason for re-incorporation is to take
  advantage of protective statutes (anti-takeover).........................          Against
POISON PILLS: receive shareholder ratification.............................            For
REDEMPTION/RATIFICATION OF POISON PILL.....................................            For

SHAREHOLDERS' RIGHTS
CONFIDENTIAL VOTING BY SHAREHOLDERS........................................            For
DUAL-CLASS SHARE STRUCTURES................................................          Against
LINKED PROPOSALS: with the objective of making one element of a proposal
  more acceptable..........................................................          Against
BLANK CHECK PREFERRED SHARES: authorization of, or an increase in, blank
  check preferred shares...................................................          Against
SUPERMAJORITY APPROVAL OF BUSINESS TRANSACTIONS: management seeks to increase the number of votes required on an issue above two-thirds of the
  outstanding shares.......................................................          Against
INCREASE IN AUTHORIZED SHARES: provided the amount requested is necessary
  for sound business reasons...............................................            For
SHAREHOLDER PROPOSALS......................................................       Case-by-Case
STAKEHOLDER PROPOSALS......................................................       Case-by-Case
ISSUANCE OF PREVIOUSLY AUTHORIZED SHARES WITH VOTING RIGHTS TO BE
  DETERMINED BY THE BOARD WITHOUT PRIOR SPECIFIC SHAREHOLDER
  APPROVAL.................................................................          Against
"FAIR PRICE" PROVISIONS: Measures to limit ability to buy back shares from
  particular shareholder at higher-than-market prices......................            For
PREEMPTIVE RIGHTS..........................................................            For
ACTIONS ALTERING BOARD/SHAREHOLDER RELATIONSHIP REQUIRE PRIOR
  SHAREHOLDER APPROVAL (including "anti-takeover" measures)................            For
ALLOW SHAREHOLDER ACTION BY WRITTEN CONSENT................................            For
ALLOW SHAREHOLDERS TO CALL SPECIAL MEETINGS................................            For
SOCIAL AND ENVIRONMENTAL ISSUES............................................ As recommended by Company
                                                                                   Management
REIMBURSING PROXY SOLICITATION EXPENSES....................................       Case-by-Case

[LOGO]
WESTERN ASSET

PROCEDURE:            PROXY VOTING
----------            ----------------------------------------------------------------------
DEPARTMENTS IMPACTED: Investment Management, Compliance, Investment Support, Client Services
REFERENCES:           WA Compliance Manual--Section R--Proxy Voting
                      WAML Compliance Manual--Section 4.11--Proxy Voting
                      Investment Advisers Act Rule 206(4)-6 and Rule 204-2
                      ERISA DOL Bulletin 94-2 C.F.R. 2509.94-2
EFFECTIVE:            August 1, 2003

                                  BACKGROUND

   Western Asset Management Company ("WA") and Western Asset Management Company Limited ("WAML") (together "Western Asset") have adopted and implemented policies and procedures that we believe are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with our fiduciary duties and SEC Rule 206(4)-6 under the Investment Advisers Act of 1940 ("Advisers Act"). Our authority to vote the proxies of our clients is established through investment management agreements or comparable documents, and our proxy voting guidelines have been tailored to reflect these specific contractual obligations. In addition to SEC requirements governing advisers, our proxy voting policies reflect the long-standing fiduciary standards and responsibilities for ERISA accounts. Unless a manager of ERISA assets has been expressly precluded from voting proxies, the Department of Labor has determined that the responsibility for these votes lies with the Investment Manager.

   In exercising its voting authority, Western Asset will not consult or enter into agreements with officers, directors or employees of Legg Mason Inc. or any of its affiliates (except that WA and WAML may so consult and agree with each other) regarding the voting of any securities owned by its clients.

                                    POLICY

   Western Asset's proxy voting procedures are designed and implemented in a way that is reasonably expected to ensure that proxy matters are handled in the best interest of our clients. While the guidelines included in the procedures are intended to provide a benchmark for voting standards, each vote is ultimately cast on a case-by-case basis, taking into consideration Western Asset's contractual obligations to our clients and all other relevant facts and circumstances at the time of the vote (such that these guidelines may be overridden to the extent Western Asset deems appropriate).

                                  PROCEDURES

Responsibility and Oversight

   The Western Asset Compliance Department ("Compliance Department") is responsible for administering and overseeing the proxy voting process. The gathering of proxies is coordinated through the Corporate Actions area of Investment Support ("Corporate Actions"). Research analysts and portfolio managers are responsible for determining appropriate voting positions on each proxy utilizing any applicable guidelines contained in these procedures.


                       WESTERN ASSET MANAGEMENT COMPANY
    385 East Colorado Blvd. Pasadena, CA 91101 . Tel: (626) 844-9400 . Fax:
                                (626) 844-9450

Client Authority

   Prior to August 1, 2003, all existing client investment management agreements ("IMAs") will be reviewed to determine whether Western Asset has authority to vote client proxies. At account start-up, or upon amendment of an IMA, the applicable client IMA are similarly reviewed. If an agreement is silent on proxy voting, but contains an overall delegation of discretionary authority or if the account represents assets of an ERISA plan, Western Asset will assume responsibility for proxy voting. The Client Account Transition Team maintains a matrix of proxy voting authority.

Proxy Gathering

   Registered owners of record, client custodians, client banks and trustees ("Proxy Recipients") that receive proxy materials on behalf of clients should forward them to Corporate Actions. Prior to August 1, 2003, Proxy Recipients of existing clients will be reminded of the appropriate routing to Corporate Actions for proxy materials received and reminded of their responsibility to forward all proxy materials on a timely basis. Proxy Recipients for new clients (or, if Western Asset becomes aware that the applicable Proxy Recipient for an existing client has changed, the Proxy Recipient for the existing client) are notified at start-up of appropriate routing to Corporate Actions of proxy materials received and reminded of their responsibility to forward all proxy materials on a timely basis. If Western Asset personnel other than Corporate Actions receive proxy materials, they should promptly forward the materials to Corporate Actions.

Proxy Voting

   Once proxy materials are received by Corporate Actions, they are forwarded to the Compliance Department for coordination and the following actions:

       a. Proxies are reviewed to determine accounts impacted.

       b. Impacted accounts are checked to confirm Western Asset voting authority.

       c. Compliance Department staff reviews proxy issues to determine any material conflicts of interest. (See conflicts of interest section of these procedures for further information on determining material conflicts of interest.)

       d. If a material conflict of interest exists, (i) to the extent reasonably practicable and permitted by applicable law, the client is promptly notified, the conflict is disclosed and Western Asset obtains the client's proxy voting instructions, and (ii) to the extent that it is not reasonably practicable or permitted by applicable law to notify the client and obtain such instructions (e.g., the client is a mutual fund or other commingled vehicle or is an ERISA plan client), Western Asset seeks voting instructions from an independent third party.

       e. Compliance Department staff provides proxy material to the appropriate research analyst or portfolio manager to obtain their recommended vote. Research analysts and portfolio managers determine votes on a case-by-case basis taking into account the voting guidelines contained in these procedures. For avoidance of doubt, depending on the best interest of each individual client, Western Asset may vote the same proxy differently for different clients. The analyst's or portfolio manager's basis for their decision is documented and maintained by the Compliance Department.

       f. Compliance Department staff votes the proxy pursuant to the instructions received in (d) or (e) and returns the voted proxy as indicated in the proxy materials.

Timing

   Western Asset personnel act in such a manner to ensure that, absent special circumstances, the proxy gathering and proxy voting steps noted above can be completed before the applicable deadline for returning proxy votes.

Recordkeeping

   Western Asset maintains records of proxies voted pursuant to Section 204-2 of the Advisers Act and ERISA DOL Bulletin 94-2. These records include:

       a. A copy of Western Asset's policies and procedures.

       b. Copies of proxy statements received regarding client securities.

       c. A copy of any document created by Western Asset that was material to making a decision how to vote proxies.

       d. Each written client request for proxy voting records and Western Asset's written response to both verbal and written client requests.

       e. A proxy log including:

           1. Issuer name;

           2. Exchange ticker symbol of the issuer's shares to be voted;

           3. Council on Uniform Securities Identification Procedures ("CUSIP") number for the shares to be voted;

           4. A brief identification of the matter voted on;

           5. Whether the matter was proposed by the issuer or by a shareholder of the issuer;

           6. Whether a vote was cast on the matter;

           7. A record of how the vote was cast; and

           8. Whether the vote was cast for or against the recommendation of the issuer's management team.

   Records are maintained in an easily accessible place for five years, the first two in Western Asset's offices.

Disclosure

   Part II of both the WA Form ADV and the WAML Form ADV contain a description of Western Asset's proxy policies. Prior to August 1, 2003, Western Asset will deliver Part II of its revised Form ADV to all existing clients, along with a letter identifying the new disclosure. Clients will be provided a copy of these policies and procedures upon request. In addition, upon request, clients may receive reports on how their proxies have been voted.

Conflicts of Interest

   All proxies are reviewed by the Compliance Department for material conflicts of interest. Issues to be reviewed include, but are not limited to:

       1. Whether Western Asset (or, to the extent required to be considered by applicable law, its affiliates) manages assets for the company or an employee group of the company or otherwise has an interest in the company;

       2. Whether Western Asset or an officer or director of Western Asset or the applicable portfolio manager or analyst responsible for recommending the proxy vote (together, "Voting Persons") is a close relative of or has a personal or business relationship with an executive, director or person who is a candidate for director of the company or is a participant in a proxy contest; and

       3. Whether there is any other business or personal relationship where a Voting Person has a personal interest in the outcome of the matter before shareholders.

                               VOTING GUIDELINES

   Western Asset's substantive voting decisions turn on the particular facts and circumstances of each proxy vote and are evaluated by the designated research analyst or portfolio manager. The examples outlined below are meant as guidelines to aid in the decision making process.

   Guidelines are grouped according to the types of proposals generally presented to shareholders. Part I deals with proposals which have been approved and are recommended by a company's board of directors; Part II deals with proposals submitted by shareholders for inclusion in proxy statements; Part III addresses issues relating to voting shares of investment companies; and Part IV addresses unique considerations pertaining to foreign issuers.

I. Board Approved Proposals

   The vast majority of matters presented to shareholders for a vote involve proposals made by a company itself that have been approved and recommended by its board of directors. In view of the enhanced corporate governance practices currently being implemented in public companies, Western Asset generally votes in support of decisions reached by independent boards of directors. More specific guidelines related to certain board-approved proposals are as follows:

    1. Matters relating to the Board of Directors

   Western Asset votes proxies for the election of the company's nominees for directors and for board-approved proposals on other matters relating to the board of directors with the following exceptions:

       a. Votes are withheld for the entire board of directors if the board does not have a majority of independent directors or the board does not have nominating, audit and compensation committees composed solely of independent directors.

       b. Votes are withheld for any nominee for director who is considered an independent director by the company and who has received compensation from the company other than for service as a director.

       c. Votes are withheld for any nominee for director who attends less than 75% of board and committee meetings without valid reasons for absences.

       d. Votes are cast on a case-by-case basis in contested elections of directors.

    2. Matters relating to Executive Compensation

   Western Asset generally favors compensation programs that relate executive compensation to a company's long-term performance. Votes are cast on a case-by-case basis on board-approved proposals relating to executive compensation, except as follows:

       a. Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for stock option plans that will result in a minimal annual dilution.

       b. Western Asset votes against stock option plans or proposals that permit replacing or repricing of underwater options.

       c. Western Asset votes against stock option plans that permit issuance of options with an exercise price below the stock's current market price.

       d. Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for employee stock purchase plans that limit the discount for shares purchased under the plan to no more than 15% of their market value, have an offering period of 27 months or less and result in dilution of 10% or less.

    3. Matters relating to Capitalization

   The management of a company's capital structure involves a number of important issues, including cash flows, financing needs and market conditions that are unique to the circumstances of each company. As a result, Western Asset votes on a case-by-case basis on board-approved proposals involving changes to a company's capitalization except where Western Asset is otherwise withholding votes for the entire board of directors.

       a. Western Asset votes for proposals relating to the authorization of additional common stock.

       b. Western Asset votes for proposals to effect stock splits (excluding reverse stock splits).

       c. Western Asset votes for proposals authorizing share repurchase programs.

    4. Matters relating to Acquisitions, Mergers, Reorganizations and Other Transactions

   Western Asset votes these issues on a case-by-case basis on board-approved transactions.

    5. Matters relating to Anti-Takeover Measures

   Western Asset votes against board-approved proposals to adopt anti-takeover measures except as follows:

       a. Western Asset votes on a case-by-case basis on proposals to ratify or approve shareholder rights plans.

       b. Western Asset votes on a case-by-case basis on proposals to adopt fair price provisions.

    6. Other Business Matters

   Western Asset votes for board-approved proposals approving such routine business matters such as changing the company's name, ratifying the appointment of auditors and procedural matters relating to the shareholder meeting.

       a. Western Asset votes on a case-by-case basis on proposals to amend a company's charter or bylaws.

       b. Western Asset votes against authorization to transact other unidentified, substantive business at the meeting.

II. Shareholder Proposals

   SEC regulations permit shareholders to submit proposals for inclusion in a company's proxy statement. These proposals generally seek to change some aspect of a company's corporate governance structure or to change some aspect of its business operations. Western Asset votes in accordance with the recommendation of the company's board of directors on all shareholder proposals, except as follows:

    1. Western Asset votes for shareholder proposals to require shareholder approval of shareholder rights plans.

    2. Western Asset votes for shareholder proposals that are consistent with Western Asset's proxy voting guidelines for board-approved proposals.

    3. Western Asset votes on a case-by-case basis on other shareholder proposals where the firm is otherwise withholding votes for the entire board of directors.

III. Voting Shares of Investment Companies

   Western Asset may utilize shares of open or closed-end investment companies to implement its investment strategies. Shareholder votes for investment companies that fall within the categories listed in Parts I and II above are voted in accordance with those guidelines.

    1. Western Asset votes on a case-by-case basis on proposals relating to changes in the investment objectives of an investment company taking into account the original intent of the fund and the role the fund plays in the clients' portfolios.

    2. Western Asset votes on a case-by-case basis all proposals that would result in increases in expenses (e.g., proposals to adopt 12b-1 plans, alter investment advisory arrangements or approve fund mergers) taking into account comparable expenses for similar funds and the services to be provided.

IV. Voting Shares of Foreign Issuers

   In the event Western Asset is required to vote on securities held in foreign issuers--i.e. issuers that are incorporated under the laws of a foreign jurisdiction and that are not listed on a U.S. securities exchange or the NASDAQ stock market, the following guidelines are used, which are premised on the existence of a sound corporate governance and disclosure framework. These guidelines, however, may not be appropriate under some circumstances for foreign issuers and therefore apply only where applicable.

    1. Western Asset votes for shareholder proposals calling for a majority of the directors to be independent of management.

    2. Western Asset votes for shareholder proposals seeking to increase the independence of board nominating, audit and compensation committees.

    3. Western Asset votes for shareholder proposals that implement corporate governance standards similar to those established under U.S. federal law and the listing requirements of U.S. stock exchanges, and that do not otherwise violate the laws of the jurisdiction under which the company is incorporated.

    4. Western Asset votes on a case-by-case basis on proposals relating to
  (1) the issuance of common stock in excess of 20% of a company's outstanding common stock where shareholders do not have preemptive rights, or (2) the issuance of common stock in excess of 100% of a company's outstanding common stock where shareholders have preemptive rights.

                             CLEARBRIDGE ADVISORS
                     PROXY VOTING POLICIES AND PROCEDURES

                   AMENDED AND RESTATED AS OF JUNE 26, 2007

        I.    TYPES OF ACCOUNTS FOR WHICH CLEARBRIDGE VOTES PROXIES 2
        II.   GENERAL GUIDELINES                                    2
        III.  HOW CLEARBRIDGE VOTES                                 2
        IV.   CONFLICTS OF INTEREST                                 2
        V.    VOTING POLICY                                         4

              (1) ELECTION OF DIRECTORS                             5
              (2) PROXY CONTESTS                                    6
              (3) AUDITORS                                          6
              (4) PROXY CONTEST DEFENSES                            7
              (5) TENDER OFFER DEFENSES                             8
              (6) MISCELLANEOUS GOVERNANCE PROVISIONS               9
              (7) CAPITAL STRUCTURE                                 10
              (8) EXECUTIVE AND DIRECTOR COMPENSATION               11
              (9) STATE OF INCORPORATION                            13
              (10) MERGERS AND CORPORATE RESTRUCTURING              14
              (11) SOCIAL AND ENVIRONMENTAL ISSUES                  14
              (12) MISCELLANEOUS                                    15

        VI.   OTHER CONSIDERATIONS                                  16

              (1) SHARE BLOCKING                                    16
              (2) SECURITIES ON LOAN                                16

        VII.  DISCLOSURE OF PROXY VOTING                            17
        VIII. RECORDKEEPING AND OVERSIGHT                           17

                           CLEARBRIDGE ADVISORS'/1/
                     PROXY VOTING POLICIES AND PROCEDURES

I. TYPES OF ACCOUNTS FOR WHICH CLEARBRIDGE VOTES PROXIES

   ClearBridge votes proxies for each client that has specifically authorized us to vote them in the investment management contract or otherwise and votes proxies for each ERISA account unless the plan document or investment advisory agreement specifically reserves the responsibility to vote proxies to the plan trustees or other named fiduciary. These policies and procedures are intended to fulfill applicable requirements imposed on ClearBridge by the Investment Advisers Act of 1940, as amended, the Investment Company Act of 1940, as amended, and the Employee Retirement Income Security Act of 1974, as amended, and the rules and regulations adopted under these laws.

II. GENERAL GUIDELINES

   In voting proxies, we are guided by general fiduciary principles. Our goal is to act prudently, solely in the best interest of the beneficial owners of the accounts we manage and, in the case of ERISA accounts, for the exclusive purpose of providing economic benefits to such persons. We attempt to provide for the consideration of all factors that could affect the value of the investment and will vote proxies in the manner that we believe will be consistent with efforts to maximize shareholder values.

III. HOW CLEARBRIDGE VOTES

   Section V of these policies and procedures sets forth certain stated positions. In the case of a proxy issue for which there is a stated position, we generally vote in accordance with the stated position. In the case of a proxy issue for which there is a list of factors set forth in Section V that we consider in voting on such issue, we consider those factors and vote on a case-by-case basis in accordance with the general principles set forth above. In the case of a proxy issue for which there is no stated position or list of factors that we consider in voting on such issue, we vote on a case-by-case basis in accordance with the general principles set forth above. We may utilize an external service provider to provide us with information and/or a recommendation with regard to proxy votes but we are not required to follow any such recommendations. The use of an external service provider does not relieve us of our responsibility for the proxy vote.

   For routine matters, we usually vote according to our policy or the external service provider's recommendation, although we are not obligated to do so and an individual portfolio manager may vote contrary to our policy or the recommendation of the external service provider. If a matter is non-routine, E.G., management's recommendation is different than that of the external service provider and ClearBridge is a significant holder or it is a significant holding for ClearBridge, the issues will be highlighted to the appropriate investment teams and their views solicited by members of the Proxy Committee. Different investment teams may vote differently on the same issue, depending upon their assessment of clients' best interests.

   ClearBridge's proxy voting process is overseen and coordinated by its Proxy Committee.

IV. CONFLICTS OF INTEREST

   In furtherance of ClearBridge's goal to vote proxies in the best interests of clients, ClearBridge follows procedures designed to identify and address material conflicts that may arise between ClearBridge's interests and those of its clients before voting proxies on behalf of such clients.

    (1) Procedures for Identifying Conflicts of Interest

--------
/1/ These policies and procedures pertain to ClearBridge Advisors, LLC, ClearBridge Asset Management Inc. and Smith Barney Fund Management, LLC (collectively, "ClearBridge")

     ClearBridge relies on the following to seek to identify conflicts of interest with respect to proxy voting:

     A. The policy memorandum attached hereto as Appendix A will be distributed periodically to ClearBridge employees. The policy memorandum alerts ClearBridge employees that they are under an obligation (i) to be aware of the potential for conflicts of interest on the part of ClearBridge with respect to voting proxies on behalf of client accounts both as a result of their personal relationships and due to special circumstances that may arise during the conduct of ClearBridge's business, and (ii) to bring conflicts of interest of which they become aware to the attention of ClearBridge Compliance.

     B. ClearBridge's finance area shall maintain and make available to ClearBridge Compliance and proxy voting personnel an up- to-date list of all client relationships that have historically accounted for or are projected to account for greater than 1% of ClearBridge's annual revenues. ClearBridge relies on the policy memorandum directive described in Section
     IV. (1) A. to identify conflicts of interest arising due to potential client relationships with proxy issuers.

     C. As a general matter, ClearBridge takes the position that relationships between a non-ClearBridge Legg Mason affiliate and an issuer (E.G., investment management relationship between an issuer and a non-ClearBridge Legg Mason affiliate) do not present a conflict of interest for ClearBridge in voting proxies with respect to such issuer because ClearBridge operates as an independent business unit from other Legg Mason business units and because of the existence of informational barriers between ClearBridge and certain other Legg Mason business units. Special circumstances, such as contact between ClearBridge and non-ClearBridge personnel, may cause ClearBridge to consider whether non-ClearBridge relationships between Legg Mason and an issuer present a conflict of interest for ClearBridge with respect to such issuer. As noted in Section
     IV. (1) A., ClearBridge employees are under an obligation to be aware of the potential for conflicts of interest in voting proxies and to bring such conflicts of interest, including conflicts of interest which may arise because of such special circumstances (such as any attempt by a Legg Mason business unit or Legg Mason officer or employee to influence proxy voting by ClearBridge) to the attention of ClearBridge Compliance. Also, ClearBridge is sensitive to the fact that a significant, publicized relationship between an issuer and a non-ClearBridge Legg Mason affiliate might appear to the public to influence the manner in which ClearBridge decides to vote a proxy with respect to such issuer. For prudential reasons, ClearBridge treats such significant, publicized relationships as creating a potential conflict of interest for ClearBridge in voting proxies.

     D. Based on information furnished by ClearBridge employees or maintained by ClearBridge Compliance pursuant to Section IV. (1) A. and C. and by ClearBridge Financial Control pursuant to Section IV. (1) B., ClearBridge Compliance shall maintain an up to date list of issuers with respect to which ClearBridge has a potential conflict of interest in voting proxies on behalf of client accounts. ClearBridge shall not vote proxies relating to issuers on such list on behalf of client accounts until it has been determined that the conflict of interest is not material or a method for resolving such conflict of interest has been agreed upon and implemented, as described in Section IV below. Exceptions apply: (i) with respect to a proxy issue that will be voted in accordance with a stated ClearBridge position on such issue, and (ii) with respect to a proxy issue that will be voted in accordance with the recommendation of an independent third party based on application of the policies set forth herein. Such issues generally are not brought to the attention of the Proxy Committee described in Section IV. (2) Because ClearBridge's position is that any conflict of interest issues are resolved by voting in accordance with a pre-determined policy or in accordance with the recommendation of an independent third party based on application of the policies set forth herein.

    (2) Procedures for Assessing Materiality of Conflicts of Interest and for Addressing Material Conflicts of Interest

     A. ClearBridge maintains a Proxy Committee which, among other things, reviews and addresses conflicts of interest brought to its attention. The Proxy Committee shall be comprised of such ClearBridge personnel as are designated from time to time. The current members of the Proxy Committee are set forth on Appendix B hereto.

     B. All conflicts of interest identified pursuant to the procedures outlined in Section IV.(1) must be brought to the attention of the Proxy Committee by ClearBridge Compliance for resolution. As noted above, a proxy issue that will be voted in accordance with a stated ClearBridge position on such issue or in accordance with the recommendation of an independent third party generally is not brought to the attention of the Proxy Committee for a conflict of interest review because ClearBridge's position is that any conflict of interest issues are resolved by voting in accordance with a predetermined policy or in accordance with the recommendation of an independent third party.

     C. The Proxy Committee shall determine whether a conflict of interest is material. A conflict of interest will be considered material to the extent that it is determined that such conflict is likely to influence, or appear to influence, ClearBridge's decision-making in voting the proxy. All materiality determinations will be based on an assessment of the particular facts and circumstances. A written record of all materiality determinations made by the Proxy Committee will be maintained.

     D. If it is determined by the Proxy Committee that a conflict of interest is not material, ClearBridge may vote proxies notwithstanding the existence of the conflict.

     E. If it is determined by the Proxy Committee that a conflict of interest is material, the Proxy Committee shall determine an appropriate method to resolve such conflict of interest before the proxy affected by the conflict of interest is voted. Such determination shall be based on the particular facts and circumstances, including the importance of the proxy issue, the nature of the conflict of interest, etc. Such methods may include:

        i. disclosing the conflict to clients and obtaining their consent before voting;

        ii. suggesting to clients that they engage another party to vote the proxy on their behalf;

        iii. in the case of a conflict of interest resulting from a particular employee's personal relationships, removing such employee from the decision-making process with respect to such proxy vote; or

        iv. such other method as is deemed appropriate given the particular facts and circumstances, including the importance of the proxy issue, the nature of the conflict of interest, etc.*

   A written record of the method used to resolve a material conflict of interest shall be maintained.

    (3) Third Party Proxy Voting Firm--Conflicts of Interests

     With respect to a third party proxy voting firm described herein, the Proxy Committee will periodically review and assess such firm's policies, procedures and practices with respect to the disclosure and handling of conflicts of interest.

V. VOTING POLICY

   These are policy guidelines that can always be superseded, subject to the duty to act solely in the best interest of the beneficial owners of accounts, by the investment management professionals responsible for the account holding the shares being voted. There may be occasions when different investment teams vote differently on the same issue. A ClearBridge investment team (E.G., ClearBridge's Social Awareness Investment team) may adopt proxy voting policies that supplement these policies and procedures. In addition, in the case of Taft-Hartley clients, ClearBridge will comply with a client direction to vote proxies in accordance with Institutional Shareholder Services' (ISS) PVS Proxy Voting Guidelines, which ISS represents to be fully consistent with AFL-CIO guidelines.

--------
* Especially in the case of an apparent, as opposed to actual, conflict of interest, the Proxy Committee may resolve such conflict of interest by satisfying itself that ClearBridge's proposed vote on a proxy issue is in the best interest of client accounts and is not being influenced by the conflict of interest.

    (1) Election of Directors

      A. Voting on Director Nominees in Uncontested Elections.

        1. We withhold our vote from a director nominee who:

          (a) attended less than 75 percent of the company's board and committee meetings without a valid excuse (illness, service to the nation/local government, work on behalf of the company);

          (b) were members of the company's board when such board failed to act on a shareholder proposal that received approval of a majority of shares cast for the previous two consecutive years;

          (c) received more than 50 percent withheld votes of the shares cast at the previous board election, and the company has failed to address the issue as to why;

          (d) is an insider where: (1) such person serves on any of the audit, compensation or nominating committees of the company's board, (2) the company's board performs the functions typically performed by a company's audit, compensation and nominating committees, or (3) the full board is less than a majority independent;

          (e) is a member of the company's audit committee, when excessive non-audit fees were paid to the auditor, or there are chronic control issues and an absence of established effective control mechanisms.

        2. We vote for all other director nominees.

      B. Chairman and CEO is the Same Person.

        1. We vote on a case-by-case basis on shareholder proposals that would require the positions of the Chairman and CEO to be held by different persons. We would generally vote FOR such a proposal unless there are compelling reasons to vote against the proposal, including:

       .  Designation of a lead director

       .  Majority of independent directors (supermajority)

       .  All independent key committees

       .  Size of the company (based on market capitalization)

       .  Established governance guidelines

       .  Company performance

      C. Majority of Independent Directors

        1. We vote for shareholder proposals that request that the board be comprised of a majority of independent directors. Generally that would require that the director have no connection to the company other than the board seat. In determining whether an independent director is truly independent (e.g. when voting on a slate of director candidates), we consider certain factors including, but not necessarily limited to, the following: whether the director or his/her company provided professional services to the company or its affiliates either currently or in the past year; whether the director has any transactional relationship with the company; whether the director is a significant customer or supplier of the company; whether the director is employed by a foundation or university that received significant grants or endowments from the company or its affiliates; and whether there are interlocking directorships.

        2. We vote for shareholder proposals that request that the board audit, compensation and/or nominating committees include independent directors exclusively.

      D. Stock Ownership Requirements

        1. We vote against shareholder proposals requiring directors to own a minimum amount of company stock in order to qualify as a director, or to remain on the board.

      E. Term of Office

        1. We vote against shareholder proposals to limit the tenure of independent directors.

      F. Director and Officer Indemnification and Liability Protection

        1. Subject to subparagraphs 2, 3, and 4 below, we vote for proposals concerning director and officer indemnification and liability protection.

        2. We vote for proposals to limit and against proposals to eliminate entirely director and officer liability for monetary damages for violating the duty of care.

        3. We vote against indemnification proposals that would expand coverage beyond just legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligations than mere carelessness.

        4. We vote for only those proposals that provide such expanded coverage noted in subparagraph 3 above in cases when a director's or officer's legal defense was unsuccessful if: (1) the director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company, AND (2) if only the director's legal expenses would be covered.

      G. Director Qualifications

        1. We vote case-by-case on proposals that establish or amend director qualifications. Considerations include how reasonable the criteria are and to what degree they may preclude dissident nominees from joining the board.

        2. We vote against shareholder proposals requiring two candidates per board seat.

    (2) Proxy Contests

      A. Voting for Director Nominees in Contested Elections

        1. We vote on a case-by-case basis in contested elections of directors. Considerations include: chronology of events leading up to the proxy contest; qualifications of director nominees (incumbents and dissidents); for incumbents, whether the board is comprised of a majority of outside directors; whether key committees (ie: nominating, audit, compensation) comprise solely of independent outsiders; discussion with the respective portfolio manager(s).

      B. Reimburse Proxy Solicitation Expenses

        1. We vote on a case-by-case basis on proposals to provide full reimbursement for dissidents waging a proxy contest. Considerations include: identity of persons who will pay solicitation expenses; cost of solicitation; percentage that will be paid to proxy solicitation firms.

    (3) Auditors

      A. Ratifying Auditors

        1. We vote for proposals to ratify auditors, unless an auditor has a financial interest in or association with the company, and is therefore not independent; or there is reason to believe that the independent auditor has rendered an opinion that is neither accurate nor indicative of the company's financial position or there is reason to believe the independent auditor has not followed the highest level of ethical conduct. Specifically, we will vote to ratify auditors if the auditors only provide the company audit services and such other audit-related and non-audit services the provision of which will not cause such auditors to lose their independence under applicable laws, rules and regulations.

      B. Financial Statements and Director and Auditor Reports

        1. We generally vote for management proposals seeking approval of financial accounts and reports and the discharge of management and supervisory board members, unless there is concern about the past actions of the company's auditors or directors.

      C. Remuneration of Auditors

        1. We vote for proposals to authorize the board or an audit committee of the board to determine the remuneration of auditors, unless there is evidence of excessive compensation relative to the size and nature of the company.

      D. Indemnification of Auditors

        1. We vote against proposals to indemnify auditors.

    (4) Proxy Contest Defenses

      A. Board Structure: Staggered vs. Annual Elections

        1. We vote against proposals to classify the board.

        2. We vote for proposals to repeal classified boards and to elect all directors annually.

      B. Shareholder Ability to Remove Directors

        1. We vote against proposals that provide that directors may be removed ONLY for cause.

        2. We vote for proposals to restore shareholder ability to remove directors with or without cause.

        3. We vote against proposals that provide that only continuing directors may elect replacements to fill board vacancies.

        4. We vote for proposals that permit shareholders to elect directors to fill board vacancies.

      C. Cumulative Voting

        1. If plurality voting is in place for uncontested director elections, we vote for proposals to permit or restore cumulative voting.

        2. If majority voting is in place for uncontested director elections, we vote against cumulative voting.

        3. If plurality voting is in place for uncontested director elections, and proposals to adopt both cumulative voting and majority voting are on the same slate, we vote for majority voting and against cumulative voting.

      D. Majority Voting

        1. We vote for non-binding and/or binding resolutions requesting that the board amend a company's by-laws to stipulate that directors need to be elected with an affirmative majority of the votes cast, provided that it does not conflict with the state law where the company is incorporated. In addition, all resolutions need to provide for a carve-out for a plurality vote standard when there are more nominees than board seats (i.e. contested election). In addition, ClearBridge strongly encourages companies to adopt a post-election director resignation policy setting guidelines for the company to follow to promptly address situations involving holdover directors.

      E. Shareholder Ability to Call Special Meetings

        1. We vote against proposals to restrict or prohibit shareholder ability to call special meetings.

        2. We vote for proposals that remove restrictions on the right of shareholders to act independently of management.

      F. Shareholder Ability to Act by Written Consent

        1. We vote against proposals to restrict or prohibit shareholder ability to take action by written consent.

        2. We vote for proposals to allow or make easier shareholder action by written consent.

      G. Shareholder Ability to Alter the Size of the Board

        1. We vote for proposals that seek to fix the size of the board.

        2. We vote against proposals that give management the ability to alter the size of the board without shareholder approval.

      H. Advance Notice Proposals

        1. We vote on advance notice proposals on a case-by-case basis, giving support to those proposals which allow shareholders to submit proposals as close to the meeting date as reasonably possible and within the broadest window possible.

      I. Amendment of By-Laws

        1. We vote against proposals giving the board exclusive authority to amend the by-laws.

        2. We vote for proposals giving the board the ability to amend the by-laws in addition to shareholders.

      J. Article Amendments (not otherwise covered by ClearBridge Proxy Voting Policies and Procedures).

        We review on a case-by-case basis all proposals seeking amendments to the articles of association.

        We vote for article amendments if:

           .  shareholder rights are protected;

           .  there is negligible or positive impact on shareholder value;

           .  management provides adequate reasons for the amendments; and

           .  the company is required to do so by law (if applicable).

    (5) Tender Offer Defenses

      A. Poison Pills

        1. We vote for shareholder proposals that ask a company to submit its poison pill for shareholder ratification.

        2. We vote on a case-by-case basis on shareholder proposals to redeem a company's poison pill. Considerations include: when the plan was originally adopted; financial condition of the company; terms of the poison pill.

        3. We vote on a case-by-case basis on management proposals to ratify a poison pill. Considerations include: sunset provision--poison pill is submitted to shareholders for ratification or rejection every 2 to 3 years; shareholder redemption feature -10% of the shares may call a special meeting or seek a written consent to vote on rescinding the rights plan.

      B. Fair Price Provisions

        1. We vote for fair price proposals, as long as the shareholder vote requirement embedded in the provision is no more than a majority of disinterested shares.

        2. We vote for shareholder proposals to lower the shareholder vote requirement in existing fair price provisions.

      C. Greenmail

        1. We vote for proposals to adopt anti-greenmail charter or bylaw amendments or otherwise restrict a company's ability to make greenmail payments.

        2. We vote on a case-by-case basis on anti-greenmail proposals when they are bundled with other charter or bylaw amendments.

      D. Unequal Voting Rights

        1. We vote against dual class exchange offers.

        2. We vote against dual class re-capitalization.

      E. Supermajority Shareholder Vote Requirement to Amend the Charter or
   Bylaws

        1. We vote against management proposals to require a supermajority shareholder vote to approve charter and bylaw amendments.

        2. We vote for shareholder proposals to lower supermajority shareholder vote requirements for charter and bylaw amendments.

      F. Supermajority Shareholder Vote Requirement to Approve Mergers

        1. We vote against management proposals to require a supermajority shareholder vote to approve mergers and other significant business combinations.

        2. We vote for shareholder proposals to lower supermajority shareholder vote requirements for mergers and other significant business combinations.

      G. White Squire Placements

        1. We vote for shareholder proposals to require approval of blank check preferred stock issues.

    (6) Miscellaneous Governance Provisions

      A. Confidential Voting

        1. We vote for shareholder proposals that request corporations to adopt confidential voting, use independent tabulators and use independent inspectors of election as long as the proposals include clauses for proxy contests as follows: in the case of a contested election, management is permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents do not agree, the confidential voting policy is waived.

        2. We vote for management proposals to adopt confidential voting subject to the proviso for contested elections set forth in sub-paragraph
     A.1 above.

      B. Equal Access

        1. We vote for shareholder proposals that would allow significant company shareholders equal access to management's proxy material in order to evaluate and propose voting recommendations on proxy proposals and director nominees, and in order to nominate their own candidates to the board.

      C. Bundled Proposals

        1. We vote on a case-by-case basis on bundled or "conditioned" proxy proposals. In the case of items that are conditioned upon each other, we examine the benefits and costs of the packaged items. In instances when the joint effect of the conditioned items is not in shareholders' best interests and therefore not in the best interests of the beneficial owners of accounts, we vote against the proposals. If the combined effect is positive, we support such proposals.

      D. Shareholder Advisory Committees

        1. We vote on a case-by-case basis on proposals to establish a shareholder advisory committee. Considerations include: rationale and cost to the firm to form such a committee. We generally vote against such proposals if the board and key nominating committees are comprised solely of independent/outside directors.

      E. Other Business

        We vote for proposals that seek to bring forth other business matters.

      F. Adjourn Meeting

        We vote on a case-by-case basis on proposals that seek to adjourn a shareholder meeting in order to solicit additional votes.

      G. Lack of Information

        We vote against proposals if a company fails to provide shareholders with adequate information upon which to base their voting decision.

    (7) Capital Structure

      A. Common Stock Authorization

        1. We vote on a case-by-case basis on proposals to increase the number of shares of common stock authorized for issue, except as described in paragraph 2 below.

        2. Subject to paragraph 3, below we vote for the approval requesting increases in authorized shares if the company meets certain criteria:

          a) Company has already issued a certain percentage (i.e. greater than 50%) of the company's allotment.

          b) The proposed increase is reasonable (i.e. less than 150% of current inventory) based on an analysis of the company's historical stock management or future growth outlook of the company.

        3. We vote on a case-by-case basis, based on the input of affected portfolio managers, if holding is greater than 1% of an account.

      B. Stock Distributions: Splits and Dividends

        1. We vote on a case-by-case basis on management proposals to increase common share authorization for a stock split, provided that the split does not result in an increase of authorized but un-issued shares of more than 100% after giving effect to the shares needed for the split.

      C. Reverse Stock Splits

        1. We vote for management proposals to implement a reverse stock split, provided that the reverse split does not result in an increase of authorized but unissued shares of more than 100% after giving effect to the shares needed for the reverse split.

      D. Blank Check Preferred Stock

        1. We vote against proposals to create, authorize or increase the number of shares with regard to blank check preferred stock with unspecified voting, conversion, dividend distribution and other rights.

        2. We vote for proposals to create "declawed" blank check preferred stock (stock that cannot be used as a takeover defense).

        3. We vote for proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.

        4. We vote for proposals requiring a shareholder vote for blank check preferred stock issues.

      E. Adjust Par Value of Common Stock

        1. We vote for management proposals to reduce the par value of common stock.

      F. Preemptive Rights

        1. We vote on a case-by-case basis for shareholder proposals seeking to establish them and consider the following factors:

          a) Size of the Company.

          b) Characteristics of the size of the holding (holder owning more than 1% of the outstanding shares).

          c) Percentage of the rights offering (rule of thumb less than 5%).

        2. We vote on a case-by-case basis for shareholder proposals seeking the elimination of pre-emptive rights.

      G. Debt Restructuring

        1. We vote on a case-by-case basis for proposals to increase common and/or preferred shares and to issue shares as part of a debt-restructuring plan. Generally, we approve proposals that facilitate debt restructuring.

      H. Share Repurchase Programs

        1. We vote for management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

      I. Dual-Class Stock

        1. We vote for proposals to create a new class of nonvoting or subvoting common stock if:

           . It is intended for financing purposes with minimal or no dilution to current shareholders

           . It is not designed to preserve the voting power of an insider or significant shareholder

      J. Issue Stock for Use with Rights Plan

        1. We vote against proposals that increase authorized common stock for the explicit purpose of implementing a shareholder rights plan (poison pill).

      K. Debt Issuance Requests

        When evaluating a debt issuance request, the issuing company's present financial situation is examined. The main factor for analysis is the company's current debt-to-equity ratio, or gearing level. A high gearing level may incline markets and financial analysts to downgrade the company's bond rating, increasing its investment risk factor in the process. A gearing level up to 100 percent is considered acceptable.

        We vote for debt issuances for companies when the gearing level is between zero and 100 percent.

        We view on a case-by-case basis proposals where the issuance of debt will result in the gearing level being greater than 100 percent. Any proposed debt issuance is compared to industry and market standards.

      L. Financing Plans

        We generally vote for the adopting of financing plans if we believe they are in the best economic interests of shareholders.

    (8) Executive and Director Compensation

   In general, we vote for executive and director compensation plans, with the view that viable compensation programs reward the creation of stockholder wealth by having high payout sensitivity to increases in shareholder value. Certain factors, however, such as repricing underwater stock options without shareholder approval, would cause us to vote against a plan. Additionally, in some cases we would vote against a plan deemed unnecessary.

      A. OBRA-Related Compensation Proposals

        1. Amendments that Place a Cap on Annual Grant or Amend Administrative Features

          a) We vote for plans that simply amend shareholder-approved plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of
       Section 162(m) of the Internal Revenue Code.

        2. Amendments to Added Performance-Based Goals

          a) We vote for amendments to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) of the Internal Revenue Code.

        3. Amendments to Increase Shares and Retain Tax Deductions Under OBRA

          a) We vote for amendments to existing plans to increase shares reserved and to qualify the plan for favorable tax treatment under the provisions of Section 162(m) the Internal Revenue Code.

        4. Approval of Cash or Cash-and-Stock Bonus Plans

          a) We vote for cash or cash-and-stock bonus plans to exempt the compensation from taxes under the provisions of Section 162(m) of the Internal Revenue Code.

      B. Expensing of Options

        We vote for proposals to expense stock options on financial statements.

      C. Index Stock Options

        We vote on a case by case basis with respect to proposals seeking to index stock options. Considerations include whether the issuer expenses stock options on its financial statements and whether the issuer's compensation committee is comprised solely of independent directors.

      D. Shareholder Proposals to Limit Executive and Director Pay

        1. We vote on a case-by-case basis on all shareholder proposals that seek additional disclosure of executive and director pay information. Considerations include: cost and form of disclosure. We vote for such proposals if additional disclosure is relevant to shareholder's needs and would not put the company at a competitive disadvantage relative to its industry.

        2. We vote on a case-by-case basis on all other shareholder proposals that seek to limit executive and director pay.

        We have a policy of voting to reasonably limit the level of options and other equity-based compensation arrangements available to management to reasonably limit shareholder dilution and management compensation. For options and equity-based compensation arrangements, we vote FOR proposals or amendments that would result in the available awards being less than 10% of fully diluted outstanding shares (i.e. if the combined total of shares, common share equivalents and options available to be awarded under all current and proposed compensation plans is less than 10% of fully diluted shares). In the event the available awards exceed the 10% threshold, we would also consider the % relative to the common practice of its specific industry (e.g. technology firms). Other considerations would include, without limitation, the following:

       .  Compensation committee comprised of independent outside directors

       .  Maximum award limits

       .  Repricing without shareholder approval prohibited

      E. Golden Parachutes

        1. We vote for shareholder proposals to have golden parachutes submitted for shareholder ratification.

        2. We vote on a case-by-case basis on all proposals to ratify or cancel golden parachutes. Considerations include: the amount should not exceed 3 times average base salary plus guaranteed benefits; golden parachute should be less attractive than an ongoing employment opportunity with the firm.

      F. Employee Stock Ownership Plans (ESOPs)

        1. We vote for proposals that request shareholder approval in order to implement an ESOP or to increase authorized shares for existing ESOPs, except in cases when the number of shares allocated to the ESOP is "excessive" (i.e., generally greater than five percent of outstanding shares).

      G. 401(k) Employee Benefit Plans

        1. We vote for proposals to implement a 401(k) savings plan for employees.

      H. Stock Compensation Plans

        1. We vote for stock compensation plans which provide a dollar-for-dollar cash for stock exchange.

        2. We vote on a case-by-case basis for stock compensation plans which do not provide a dollar-for-dollar cash for stock exchange using a quantitative model.

      I. Directors Retirement Plans

        1. We vote against retirement plans for non-employee directors.

        2. We vote for shareholder proposals to eliminate retirement plans for non-employee directors.

      J. Management Proposals to Reprice Options

        1. We vote on a case-by-case basis on management proposals seeking approval to reprice options. Considerations include the following:

           .  Historic trading patterns

           .  Rationale for the repricing

           .  Value-for-value exchange

           .  Option vesting

           .  Term of the option

           .  Exercise price

           .  Participation

      K. Shareholder Proposals Recording Executive and Director Pay

        1. We vote against shareholder proposals seeking to set absolute levels on compensation or otherwise dictate the amount or form of compensation.

        2. We vote against shareholder proposals requiring director fees be paid in stock only.

        3. We vote for shareholder proposals to put option repricing to a shareholder vote.

        4. We vote on a case-by-case basis for all other shareholder proposals regarding executive and director pay, taking unto account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook.

    (9) State/Country of Incorporation

      A. Voting on State Takeover Statutes

        1. We vote for proposals to opt out of state freeze-out provisions.

        2. We vote for proposals to opt out of state disgorgement provisions.

      B. Voting on Re-incorporation Proposals

        1. We vote on a case-by-case basis on proposals to change a company's state or country of incorporation. Considerations include: reasons for re-incorporation (i.e. financial, restructuring, etc); advantages/benefits for change (i.e. lower taxes); compare the differences in state/country laws governing the corporation.

      C. Control Share Acquisition Provisions

        1. We vote against proposals to amend the charter to include control share acquisition provisions.

        2. We vote for proposals to opt out of control share acquisition statutes unless doing so would enable the completion of a takeover that would be detrimental to shareholders.

        3. We vote for proposals to restore voting rights to the control shares.

        4. We vote for proposals to opt out of control share cash-out statutes.

    (10) Mergers and Corporate Restructuring

      A. Mergers and Acquisitions

        1. We vote on a case-by-case basis on mergers and acquisitions. Considerations include: benefits/advantages of the combined companies (i.e. economies of scale, operating synergies, increase in market power/share, etc...); offer price (premium or discount); change in the capital structure; impact on shareholder rights.

      B. Corporate Restructuring

        1. We vote on a case-by-case basis on corporate restructuring proposals involving minority squeeze outs and leveraged buyouts. Considerations include: offer price, other alternatives/offers considered and review of fairness opinions.

      C. Spin-offs

        1. We vote on a case-by-case basis on spin-offs. Considerations include the tax and regulatory advantages, planned use of sale proceeds, market focus, and managerial incentives.

      D. Asset Sales

        1. We vote on a case-by-case basis on asset sales. Considerations include the impact on the balance sheet/working capital, value received for the asset, and potential elimination of diseconomies.

      E. Liquidations

        1. We vote on a case-by-case basis on liquidations after reviewing management's efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation.

      F. Appraisal Rights

        1. We vote for proposals to restore, or provide shareholders with, rights of appraisal.

      G. Changing Corporate Name

        1. We vote for proposals to change the "corporate name", unless the proposed name change bears a negative connotation.

      H. Conversion of Securities

        1. We vote on a case-by-case basis on proposals regarding conversion of securities. Considerations include the dilution to existing shareholders, the conversion price relative to market value, financial issues, control issues, termination penalties, and conflicts of interest.

      I. Stakeholder Provisions

        1. We vote against proposals that ask the board to consider non-shareholder constituencies or other non-financial effects when evaluating a merger or business combination.

    (11) Social and Environmental Issues

      A. In general we vote on a case-by-case basis on shareholder social and environmental proposals, on the basis that their impact on share value can rarely be anticipated with any high degree of confidence. In most cases, however, we vote for disclosure reports that seek additional information, particularly when it appears the company has not adequately addressed shareholders' social and environmental concerns. In determining our vote on shareholder social and environmental proposals, we also analyze the following factors:

        1. whether adoption of the proposal would have either a positive or negative impact on the company's short-term or long-term share value;

        2. the percentage of sales, assets and earnings affected;

        3. the degree to which the company's stated position on the issues could affect its reputation or sales, or leave it vulnerable to boycott or selective purchasing;

        4. whether the issues presented should be dealt with through government or company-specific action;

        5. whether the company has already responded in some appropriate manner to the request embodied in a proposal;

        6. whether the company's analysis and voting recommendation to shareholders is persuasive;

        7. what other companies have done in response to the issue;

        8. whether the proposal itself is well framed and reasonable;

        9. whether implementation of the proposal would achieve the objectives sought in the proposal; and

        10. whether the subject of the proposal is best left to the discretion of the board.

      B. Among the social and environmental issues to which we apply this analysis are the following:

        1. Energy and Environment

        2. Equal Employment Opportunity and Discrimination

        3. Product Integrity and Marketing

        4. Human Resources Issues

    (12) Miscellaneous

      A. Charitable Contributions

        1. We vote against proposals to eliminate, direct or otherwise restrict charitable contributions.

      B. Operational Items

        1. We vote against proposals to provide management with the authority to adjourn an annual or special meeting absent compelling reasons to support the proposal.

        2. We vote against proposals to reduce quorum requirements for shareholder meetings below a majority of the shares outstanding unless there are compelling reasons to support the proposal.

        3. We vote for by-law or charter changes that are of a housekeeping nature (updates or corrections).

        4. We vote for management proposals to change the date/time/location of the annual meeting unless the proposed change is unreasonable.

        5. We vote against shareholder proposals to change the date/time/location of the annual meeting unless the current scheduling or location is unreasonable.

        6. We vote against proposals to approve other business when it appears as voting item.

      C. Routine Agenda Items

        In some markets, shareholders are routinely asked to approve:

           .  the opening of the shareholder meeting

           . that the meeting has been convened under local regulatory requirements

           .  the presence of a quorum

           .  the agenda for the shareholder meeting

           .  the election of the chair of the meeting regulatory filings

           .  the allowance of questions

           .  the publication of minutes

           .  the closing of the shareholder meeting

        We generally vote for these and similar routine management proposals.

      D. Allocation of Income and Dividends

        We generally vote for management proposals concerning allocation of income and the distribution of dividends, unless the amount of the distribution is consistently and unusually small or large.

      E. Stock (Scrip) Dividend Alternatives

        1. We vote for most stock (scrip) dividend proposals.

        2. We vote against proposals that do not allow for a cash option unless management demonstrates that the cash option is harmful to shareholder value.

    (13) ClearBridge has determined that registered investment companies, particularly closed end investment companies, raise special policy issues making specific voting guidelines frequently inapplicable. To the extent that ClearBridge has proxy voting authority with respect to shares of registered investment companies, ClearBridge shall vote such shares in the best interest of client accounts and subject to the general fiduciary principles set forth herein without regard to the specific voting guidelines set forth in Section
  V. (1) through (12).

   The voting policy guidelines set forth in this Section V may be changed from time to time by ClearBridge in its sole discretion.

VI. OTHER CONSIDERATIONS

   In certain situations, ClearBridge may determine not to vote proxies on behalf of a client because ClearBridge believes that the expected benefit to the client of voting shares is outweighed by countervailing considerations. Examples of situations in which ClearBridge may determine not to vote proxies on behalf of a client include:

(1) SHARE BLOCKING

   Proxy voting in certain countries requires "share blocking." This means that shareholders wishing to vote their proxies must deposit their shares shortly before the date of the meeting (e.g. one week) with a designated depositary. During the blocking period, shares that will be voted at the meeting cannot be sold until the meeting has taken place and the shares have been returned to client accounts by the designated depositary. In deciding whether to vote shares subject to share blocking, ClearBridge will consider and weigh, based on the particular facts and circumstances, the expected benefit to clients of voting in relation to the detriment to clients of not being able to sell such shares during the applicable period.

(2) SECURITIES ON LOAN

   Certain clients of ClearBridge, such as an institutional client or a mutual fund for which ClearBridge acts as a sub-adviser, may engage in securities lending with respect to the securities in their accounts. ClearBridge typically does not direct or oversee such securities lending activities. To the extent feasible and practical under the circumstances, ClearBridge will request that the client recall shares that are on loan so that such shares can be voted if ClearBridge believes that the expected benefit to the client of voting such shares outweighs the detriment to the client of recalling such shares (E.G., foregone income). The ability to timely recall shares for proxy voting purposes typically is not entirely within the control of ClearBridge and requires the cooperation of the client and its other service providers. Under certain circumstances, the recall of shares in time for such shares to be voted may not be possible due to applicable proxy voting record dates and administrative considerations.

VII. DISCLOSURE OF PROXY VOTING

   ClearBridge employees may not disclose to others outside of ClearBridge (including employees of other Legg Mason business units) how ClearBridge intends to vote a proxy absent prior approval from ClearBridge Legal or Compliance, except that a ClearBridge investment professional may disclose to a third party (other than an employee of another Legg Mason business unit) how it intends to vote without obtaining prior approval from ClearBridge Legal or Compliance if (1) the disclosure is intended to facilitate a discussion of publicly available information by ClearBridge personnel with a representative of a company whose securities are the subject of the proxy, (2) the company's market capitalization exceeds $1 billion and (3) ClearBridge has voting power with respect to less than 5% of the outstanding common stock of the company. Do we still want to do this absent preapproval from legal/compliance?

   If a ClearBridge employee receives a request to disclose ClearBridge's proxy voting intentions to, or is otherwise contacted by, another person outside of ClearBridge (including an employee of another Legg Mason business unit) in connection with an upcoming proxy voting matter, he/she should immediately notify ClearBridge Legal/Compliance.

VIII. RECORD KEEPING AND OVERSIGHT

   ClearBridge shall maintain the following records relating to proxy voting:

    -  a copy of these policies and procedures;

    -  a copy of each proxy form (as voted);

    - a copy of each proxy solicitation (including proxy statements) and related materials with regard to each vote;

    - documentation relating to the identification and resolution of conflicts of interest;

    - any documents created by ClearBridge that were material to a proxy voting decision or that memorialized the basis for that decision; and

    - a copy of each written client request for information on how ClearBridge voted proxies on behalf of the client, and a copy of any written response by ClearBridge to any (written or oral) client request for information on how ClearBridge voted proxies on behalf of the requesting client.

   Such records shall be maintained and preserved in an easily accessible place for a period of not less than five years from the end of the fiscal year during which the last entry was made on such record, the first two years in an appropriate office of the ClearBridge adviser.

   To the extent that ClearBridge is authorized to vote proxies for a United States Registered Investment Company, ClearBridge shall maintain such records as are necessary to allow such fund to comply with its recordkeeping, reporting and disclosure obligations under applicable laws, rules and regulations.

   In lieu of keeping copies of proxy statements, ClearBridge may rely on proxy statements filed on the EDGAR system as well as on third party records of proxy statements and votes cast if the third party provides an undertaking to provide the documents promptly upon request.

                                  APPENDIX A

                                  MEMORANDUM

         TO:   All ClearBridge Employees
         FROM: Legal and Compliance
         DATE:
         RE:   Updated ClearBridge Proxy Voting Policies and Procedures
               Conflicts of Interest with respect to Proxy Voting

--------------------------------------------------------------------------------

   ClearBridge Advisors (ClearBridge) currently has in place proxy voting policies and procedures designed to ensure that proxies are voted in the best interest of client accounts. Accompanying this memorandum is a copy of ClearBridge's Proxy Voting Policies and Procedures that have been updated, effective as of (DATE). The proxy voting policies and procedures are designed to comply with the SEC rule under the Investment Advisers Act that addresses an investment adviser's fiduciary obligation to its clients when voting proxies. AS DISCUSSED IN MORE DETAIL BELOW, CLEARBRIDGE EMPLOYEES ARE UNDER AN OBLIGATION (I) TO BE AWARE OF THE POTENTIAL FOR CONFLICTS OF INTEREST ON THE PART OF CLEARBRIDGE IN VOTING PROXIES ON BEHALF OF CLIENT ACCOUNTS BOTH AS A RESULT OF AN EMPLOYEE'S PERSONAL RELATIONSHIPS AND DUE TO SPECIAL CIRCUMSTANCES THAT MAY ARISE DURING THE CONDUCT OF CLEARBRIDGE'S BUSINESS, AND (II) TO BRING CONFLICTS OF INTEREST OF WHICH THEY BECOME AWARE TO THE ATTENTION OF CLEARBRIDGE COMPLIANCE.

   The updated proxy voting policies and procedures are substantially similar to the policies and procedures currently in effect in terms of ClearBridge's stated position on certain types of proxy issues and the factors and considerations taken into account by ClearBridge in voting on certain other types of proxy issues.

   While, as described in Section IV of the updated policies and procedures, ClearBridge will seek to identify significant ClearBridge client relationships and significant, publicized non-ClearBridge Legg Mason affiliate client relationships/1/ which could present ClearBridge with a conflict of interest in voting proxies, all ClearBridge employees must play an important role in helping our organization identify potential conflicts of interest that could impact ClearBridge's proxy voting. ClearBridge employees need to (i) be aware of the potential for conflicts of interest on the part of ClearBridge in voting proxies on behalf of client accounts both as a result of an employee's personal relationships and due to special circumstances that may arise during the conduct of ClearBridge's business, and (ii) bring conflicts of interest of which they become aware to the attention of a ClearBridge compliance officer.

   A conflict of interest arises when the existence of a personal or business relationship on the part of ClearBridge or one of its employees or special circumstances that arise during the conduct of ClearBridge's business might influence, or appear to influence, the manner in which ClearBridge decides to vote a proxy. An example of a personal relationship that creates a potential conflict of interest would be a situation in which a ClearBridge employee (such as a portfolio manager or senior level executive) has a spouse or other close relative who serves as a director or senior executive of a company. An example of "special circumstances" would be explicit or implicit pressure exerted by a ClearBridge relationship to try to influence ClearBridge's vote on a proxy with respect to which the ClearBridge relationship is the issuer. Another example would be a situation in which there was contact between ClearBridge and non-ClearBridge personnel in which the non-ClearBridge Legg Mason personnel, on their own initiative or at the prompting of a client of a non-ClearBridge unit of Legg Mason, tried to exert pressure to influence ClearBridge's proxy vote/2/. Of course, the foregoing examples are not exhaustive, and a variety of situations may arise that raise conflict of interest questions for ClearBridge. You are encouraged to raise and discuss with ClearBridge Compliance particular facts and circumstances that you believe may raise conflict of interest issues for ClearBridge.

   As described in Section IV of the updated policies and procedures, ClearBridge has established a Proxy Committee to assess the materiality of conflicts of interest brought to its attention by ClearBridge Compliance as well as to agree upon appropriate methods to resolve material conflicts of interest before proxies affected by the conflicts of interest are voted/3/. As described in the updated policies and procedures, there are a variety of methods and approaches that the Proxy Committee may utilize to resolve material conflicts of interest. Please note that ClearBridge employees should report all conflicts of interest of which they become aware to ClearBridge Compliance. It is up to the Proxy Committee to assess the materiality of conflicts of interest brought to its attention and to agree upon an appropriate resolution with respect to conflicts of interest determined to be material.

   The obligation of ClearBridge employees to be sensitive to the issue of conflicts of interest and to bring conflicts of interest to the attention of ClearBridge Compliance is a serious one. Failure to do so can lead to negative legal, regulatory, and reputational consequences for the firm as well as to negative regulatory and disciplinary consequences for the ClearBridge employee. Please consult with a ClearBridge Compliance officer if you have any questions concerning your obligations with respect to conflicts of interest under the updated proxy voting policies and procedures.


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/1,2/As a general matter, ClearBridge takes the position that relationships between a non-ClearBridge Legg Mason affiliate and an issuer (e.g. investment management relationship between an issuer and a non-ClearBridge Legg Mason affiliate) do not present a conflict of interest for ClearBridge in voting proxies with respect to such issuer. Such position is based on the fact that ClearBridge is operated as an independent business unit from other Legg Mason business units as well as on the existence of information barriers between ClearBridge and certain other Legg Mason business units. ClearBridge is sensitive to the fact that a significant, publicized relationship between an issuer and a non-ClearBridge Legg Mason affiliate might appear to the public to influence the manner in which ClearBridge decides to vote a proxy with respect to such issuer. As noted, ClearBridge seeks to identify such significant, publicized relationships, and for prudential reasons brings such identified situations to the attention of the Proxy Committee, as described herein. Special circumstances, such as those described in the noted examples, also could cause ClearBridge to consider whether non-ClearBridge relationships between a Legg Mason affiliate and an issuer present a conflict of interest for ClearBridge with respect to such issuer.
/3/ Exceptions apply: (i) with respect to a proxy issue that will be voted in accordance with a stated ClearBridge position on such issue, and (ii) with respect to a proxy issue that will be voted in accordance with the recommendation of an independent third party. Such issues are not brought to the attention of the Proxy Committee because ClearBridge's position is that to the extent a conflict of interest issue exists, it is resolved by voting in accordance with a pre-determined policy or in accordance with the recommendation of an independent third party.

                                  APPENDIX B

                            PROXY COMMITTEE MEMBERS

INVESTMENT MANAGEMENT REPRESENTATIVES

Michael Magee
Eric Thomson, Secretary
Peter Vanderlee, Chairman

LEGAL REPRESENTATIVES

Leonard Larrabee
Michael Scanlon

COMPLIANCE REPRESENTATIVES

Barbara Manning
Brian Murphy

OPERATIONS

Denise Corsetti
Tammie Kim

   At least one representative from each of Investment Management, Legal and Compliance must participate in any deliberations and decisions of the Proxy Committee relating to potential conflicts of interest.

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                              AND PROCEDURE MANUAL

                                 JUNE 30, 2004

                                    AMENDED
                                MARCH 31, 2005
                                 MAY 16, 2005
                                MARCH 31, 2007
                                AUGUST 30, 2007
                                MARCH 31, 2008

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CONTENTS

     1  GENERAL.......................................................  4
        Introduction
        General Guidelines
        Proxy Committee
        Conflicts of Interest
        Recordkeeping and Disclosure

     2  PROPOSALS USUALLY VOTED FOR...................................  7
        Director Nominees in Uncontested Elections
        Chairman and CEO are the Same Person
        Shareholder Ability to Remove Directors
        Annual Election of Directors
        Shareholder Ability to Alter the Size of the Board
        Independent Audit, Compensation and Nominating Committees
        Ratifying Auditors
        Cumulative Voting
        Majority Voting
        Fair Price Provisions
        White Squire Placements
        Equal Access
        Stock Distributions: Splits and Dividends
        Blank Check Preferred Authorization
        Adjustments to Par Value of Common Stock
        Share Repurchase Programs
        OBRA-Related Compensation Proposals
        Appraisal Rights
        Changing Corporate Name
        Confidential Voting
        Golden and Tin Parachutes
        Delivery of Electronic Proxy Materials

     3  PROPOSALS USUALLY VOTED AGAINST............................... 10
        Shareholder Ability to Remove Directors
        Staggered Director Elections
        Stock Ownership Requirements
        Term of Office
        Director and Officer Indemnification and Liability Protection
        Shareholder Ability to Call Special Meetings
        Shareholder Ability to Act by Written Consent
        Unequal Voting Rights
        Supermajority Shareholder Vote Requirements
        Charitable and Political Contributions
        Common Stock Authorization

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4  PROPOSALS USUALLY VOTED AS RECOMMENDED BY THE PROXY VOTING
   SERVICE........................................................................... 11
   Compensation Plans
   Stock Option Plans
   Employee Stock Ownership Plans
   401(k) Employee Benefit Plans
   Executive Compensation Advisory Resolutions ("Say-on-Pay")

5  PROPOSALS REQUIRING SPECIAL CONSIDERATION......................................... 11
   Director Nominees in Contested Elections
   Proxy Contest Defenses
   Reimburse Proxy Solicitation Expenses
   Tender Offer Defenses
   Poison Pills
   Greenmail
   Bundled Proposals
   Shareholder Advisory Committees
   Preemptive Rights
   Debt Restructurings
   Shareholder Proposals to Limit Executive and Director Pay State Takeover Statutes
   Reincorporation Proposals
   Mergers and Acquisitions
   Corporate Restructuring
   Spin-offs
   Asset Sales
   Liquidations
   Environment and Social issues
       Energy and Environment
       Northern Ireland
       Military Business
       Maquiladora Standards and International Operations Policies
       Third World Debt Crisis
       Equal Employment Opportunity and Discrimination
       Animal Rights
       Product Integrity and Marketing
       Human Resource Issues
   Election of Mutual Fund Trustees
   Mutual Fund Investment Advisory Agreement
   Mutual Fund Fundamental Investment Restrictions
   Mutual Fund Distribution Agreements

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1. GENERAL

A. INTRODUCTION.

   Loomis, Sayles & Company, L.P. ("Loomis Sayles") will vote proxies on behalf of a client if, in its investment management agreement ("IMA") with Loomis Sayles, the client has delegated to Loomis Sayles the authority to vote proxies on its behalf. With respect to IMAs executed with clients prior to June 30, 2004, Loomis Sayles assumes that, the proxy voting authority assigned by Loomis Sayles at account setup is accurate unless the client or their representative has instructed Loomis Sayles otherwise. Loomis Sayles has adopted and implemented these policies and procedures ("Proxy Voting Procedures") to ensure that, where it has voting authority, proxy matters are handled in the best interest of clients, in accordance with Loomis Sayles' fiduciary duties and SEC rule 206(4)-6 under the Investment Advisers Act of 1940. In addition to SEC requirements governing advisers, its Proxy Voting Procedures reflect the long-standing fiduciary standards and responsibilities for ERISA accounts set out in Department of Labor Bulletin 94-2, 29 C.F.R. 2509.94-2 (July 29, 1994).

   Loomis Sayles uses the services of third parties ("Proxy Voting Service(s)"), to research and administer the vote on proxies for those accounts and funds for which Loomis Sayles has voting authority. Each Proxy Voting Service has a copy of Loomis Sayles' Proxy Voting Procedures and provides vote recommendations and/or analysis to Loomis Sayles based on Loomis Sayles' Procedures and the Proxy Voting Service's own research. Loomis Sayles will generally follow its express policy with input from the Proxy Voting Services unless the Proxy Committee determines that the client's best interests are served by voting otherwise.

B. GENERAL GUIDELINES.

   The following guidelines will apply when voting proxies on behalf of accounts for which Loomis Sayles has voting authority.

    1. Client's Best Interest. Loomis Sayles' Proxy Voting Procedures are designed and implemented in a way that is reasonably expected to ensure that proxy matters are conducted in the best interest of clients. When considering the best interest of clients, Loomis Sayles has determined that this means the best investment interest of its clients as shareholders of the issuer. Loomis Sayles has established its Procedures to assist it in making its proxy voting decisions with a view to enhancing the value of its clients' interests in an issuer over the period during which it expects its clients to hold their investments. Loomis Sayles will vote against proposals that it believes could adversely impact the current or potential market value of the issuer's securities during the expected holding period.

    2. Client Proxy Voting Policies. Rather than delegating proxy voting authority to Loomis Sayles, a client may (1) retain the authority to vote proxies on securities in its account, (2) delegate voting authority to another party or (3) instruct Loomis Sayles to vote proxies according to a policy that differs from that of Loomis Sayles. Loomis Sayles will honor any of these instructions if the client includes the instruction in writing in its IMA or in a written instruction from a person authorized under the IMA to give such instructions. If Loomis incurs additional costs or expenses in following any such instruction, Loomis may request payment of such additional costs or expenses from the client.

    3. Stated Policies. These policies identify issues where Loomis Sayles will
  (1) generally vote in favor of a proposal, (2) generally vote against a proposal, (3) generally vote as recommended by the proxy voting service

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  and (4) specifically consider its vote for or against a proposal. However, these policies are guidelines and each vote may be cast differently than the stated policy, taking into consideration all relevant facts and circumstances at the time of the vote.

    4. Abstain from Voting. Our policy is to vote-not abstain from voting on issues presented unless the client's best interest requires abstention. This may occur from time to time, for example, where the impact of the expected costs involved in voting exceeds the expected benefits of the vote such as where foreign corporations follow share-blocking practices or where proxy material is not available in English.

    5. Oversight. All issues presented for shareholder vote will be considered under the oversight of the Proxy Committee. All non-routine issues will be directly considered by the Proxy Committee and, when necessary, the equity analyst following the company and/or the portfolio manager of an account holding the security, and will be voted in the best investment interests of the client. All routine for and against issues will be voted according to Loomis Sayles' policy approved by the Proxy Committee unless special factors require that they be considered by the Proxy Committee and, when necessary, the equity analyst following the company and/or the portfolio manager of an account holding the security. Loomis Sayles' Proxy Committee has established these routine policies in what it believes are the client's best interests.

    6. Availability of Procedures. Upon request, Loomis Sayles provides clients with a copy of its Proxy Voting Procedures, as updated from time to time. In addition, Loomis Sayles includes its Proxy Voting Procedures and/or a description of its Procedures on its public website, www.loomissayles.com, and in its Form ADV, Part II.

    7. Disclosure of Vote. Upon request, a client can obtain information from Loomis Sayles on how its proxies were voted. Any client interested in obtaining this information should contact its Loomis Sayles's representatives.

    8. Disclosure to Third Parties. Loomis Sayles' general policy is not to disclose to third parties how it (or its voting delegate) voted a client's proxy except that for registered investment companies, Loomis Sayles makes disclosure as required by Rule 30(b)(1)-(4) under the Investment Company Act of 1940 and, from time to time at the request of client groups, Loomis may make general disclosure (not specific as to client) of its voting instructions.

C. PROXY COMMITTEE.

    1. Proxy Committee. Loomis Sayles has established a Proxy Committee. The Proxy Committee is composed of representatives of the Equity Research department and the Legal & Compliance department and other employees of Loomis Sayles as needed. In the event that any member is unable to participate in a meeting of the Proxy Committee, his or her designee acts on his or her behalf. A vacancy in the Proxy Committee is filled by the prior member's successor in position at Loomis Sayles or a person of equivalent experience. Each portfolio manager of an account that holds voting securities of an issuer or analyst covering the issuer or its securities may be an ad hoc member of the Proxy Committee in connection with the vote of proxies.

    2. Duties. The specific responsibilities of the Proxy Committee, include,

      a. to develop, authorize, implement and update these Proxy Voting Procedures, including

         (i) annual review of these Procedures to ensure consistency with internal policies and regulatory agency policies,

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         (ii) annual review of existing voting guidelines and development of additional voting guidelines to assist in the review of proxy proposals, and

         (iii) annual review of the proxy voting process and any general issues that relate to proxy voting;

      b. to oversee the proxy voting process, including;

         (i) overseeing the vote on proposals according to the predetermined policies in the voting guidelines,

         (ii) directing the vote on proposals where there is reason not to vote according to the predetermined policies in the voting guidelines or where proposals require special consideration, and

         (iii) consulting with the portfolio managers and analysts for the accounts holding the security when necessary or appropriate;

      c. to engage and oversee third-party vendors, including Proxy Voting Services; and

      d. to develop and/or modify these Proxy Voting Procedures as appropriate or necessary.

    3. Standards.

      a. When determining the vote of any proposal for which it has responsibility, the Proxy Committee shall vote in the client's best interest as described in section 1(B)(1) above. In the event a client believes that its other interests require a different vote, Loomis Sayles shall vote as the client instructs if the instructions are provided as required in section 1(B)(2) above.

      b. When determining the vote on any proposal, the Proxy Committee shall not consider any benefit to Loomis Sayles, any of its affiliates, any of its or their clients or service providers, other than benefits to the owner of the securities to be voted.

    4. Charter. The Proxy Committee may adopt a Charter, which shall be consistent with these Procedures. Any Charter shall set forth the Committee's purpose, membership and operation and shall include procedures prohibiting a member from voting on a matter for which he or she has a conflict of interest by reason of a direct relationship with the issuer or other party affected by a given proposal, e.g., is a portfolio manager for an account of the issuer.

D. CONFLICTS OF INTEREST.

   Loomis Sayles has established several policies to ensure that proxy votes are voted in its clients' best interest and are not affected by any possible conflicts of interest. First, except in certain limited instances, Loomis Sayles votes in accordance with its pre-determined policies set forth in these Proxy Voting Procedures. Second, where these Procedures allow for discretion, Loomis Sayles will generally consider the recommendations of the Proxy Voting Services in making its voting decisions. However, if the Proxy Committee determines that the Proxy Voting Services' recommendation is not in the best interest of its clients, then the Proxy Committee may use its discretion to vote against the Proxy Voting Services' recommendation, but only after taking the following steps: (1) conducting a review for any material conflict of interest Loomis Sayles may have and, (2) if any material conflict is found to exist, excluding anyone at Loomis Sayles who is subject to that conflict of interest from participating in the voting decision in any way. However, if deemed necessary or appropriate by the Proxy Committee after full prior disclosure of any conflict, that person may provide information, opinions or recommendations on any proposal to the Proxy Committee. In such event the Proxy

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Committee will make reasonable efforts to obtain and consider, prior to directing any vote information, opinions or recommendations from or about the opposing position on any proposal.

E. RECORDKEEPING AND DISCLOSURE.

   Loomis Sayles or its Proxy Voting Service will maintain records of proxies voted pursuant to Section 204-2 of the Advisers Act. The records include: (1) a copy of its Proxy Voting Procedures and its charter; (2) proxy statements received regarding client securities; (3) a record of each vote cast; (4) a copy of any document created by Loomis Sayles that is material to making a decision how to vote proxies on behalf of a client or that memorializes the basis for that decision; and (5) each written client request for proxy voting records and Loomis Sayles' written response to any (written or oral) client request for such records.

   Proxy voting books and records are maintained in an easily accessible place for a period of five years, the first two in an appropriate office of Loomis Sayles.

   Loomis Sayles will provide disclosure of its Proxy Voting Procedures as well as its voting record as required under applicable SEC rules.

2. PROPOSALS USUALLY VOTED FOR

   Proxies involving the issues set forth below generally will be voted FOR.

   Director Nominees in Uncontested Elections:

    A. Vote for proposals involving routine matters such as election of Directors, provided that two-thirds of the directors would be independent and affiliated or inside nominees do not serve on any board committee.

    B. Vote against nominees that are CFOs and, generally, against nominees that the Proxy Voting Service has identified as not acting in the best interest of shareholders. Vote against nominees that have attended less than 75% of board and committee meetings. Vote against affiliated or inside nominees who serve on a board committee or if two thirds of the board would not be independent. Vote against governance or nominating committee members if there is no independent lead or presiding director and if the CEO and chairman are the same person. Vote against audit committee members if auditor ratification is not proposed.

   Chairman and CEO are the Same Person: Vote for proposals that would require the positions of chairman and CEO to be held by different persons.

   Shareholder Ability to Remove Directors: Vote for proposals to restore shareholder ability to remove directors with or without cause and proposals that permit shareholders to elect directors to fill board vacancies.

   Annual Election of Directors: Vote for proposals to repeal classified boards and to elect all directors annually.

   Shareholder Ability to Alter the Size of the Board:

    A. Vote for proposals that seek to fix the size of the board.

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    B. Vote against proposals that give management the ability to alter the size of the board without shareholder approval.

   Independent Audit, Compensation and Nominating Committees: Vote for proposals requesting that the board audit, compensation and/or nominating committees include independent directors exclusively.

   Ratifying Auditors:

    A. Generally vote for proposals to ratify auditors.

    B. Vote against ratification of auditors where an auditor has a financial interest in or association with the company, and is therefore not independent; or there is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company's financial position. In general if the ratio of non-audit fees to audit fees is less than 1:1 or if non-audit fees are less than $500,000 we will generally vote for ratification. A recommendation of the Proxy Voting Service will generally be followed.

   Cumulative Voting: Vote for proposals to permit cumulative voting.

   Majority Voting: Vote for proposals to permit majority rather than plurality voting for the election of Directors/Trustees.

   Fair Price Provisions:

    A. Vote for fair price proposals, as long as the shareholder vote requirement embedded in the provision is no more than a majority of disinterested shares.

    B. Vote for shareholder proposals to lower the shareholder vote requirement in existing fair price provisions.

   White Squire Placements: Vote for shareholder proposals to require shareholder approval of blank check preferred stock issues.

   Equal Access: Vote for shareholder proposals that would allow significant company shareholders equal access to management's proxy material in order to evaluate and propose voting recommendations on proxy proposals and director nominees, and in order to nominate their own candidates to the board.

   Stock Distributions: Splits and Dividends: Generally vote for management proposals to increase common share authorization, provided that the increase in authorized shares following the split or dividend is not greater than 100 percent of existing authorized shares.

   Blank Check Preferred Authorization:

    A. Vote for proposals to create blank check preferred stock in cases when the company expressly states that the stock will not be used as a takeover defense or carry superior voting rights, and expressly states conversion, dividend, distribution and other rights.

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    B. Vote for shareholder proposals to have blank check preferred stock placements, other than those shares issued for the purpose of raising capital or making acquisitions in the normal course of business, submitted for shareholder ratification.

    C. Review on a case-by-case basis proposals to increase the number of authorized blank check preferred shares.

   Adjustments to Par Value of Common Stock: Vote for management proposals to reduce the par value of common stock.

   Share Repurchase Programs: Vote for management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

   OBRA (Omnibus Budget Reconciliation Act)-Related Compensation Proposals:

    A. Vote for plans that simply amend shareholder-approved plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m) of OBRA.

    B. Vote for amendments to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) of OBRA.

    C. Vote for cash or cash-and-stock bonus plans to exempt the compensation from taxes under the provisions of Section 162(m) of OBRA.

    D. Votes on amendments to existing plans to increase shares reserved and to qualify the plan for favorable tax treatment under the provisions of
  Section 162(m) should be evaluated on a case-by-case basis.

   Appraisal Rights: Vote for proposals to restore, or provide shareholders with, rights of appraisal.

   Changing Corporate Name: Vote for changing the corporate name.

   Confidential Voting: Vote for shareholder proposals that request corporations to adopt confidential voting, use independent tabulators and use independent inspectors of election as long as the proposals include clauses for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents do not agree, the confidential voting policy is waived. Vote for management proposals to adopt confidential voting.

   Golden and Tin Parachutes:

   A. Vote for shareholder proposals to have golden (top management) and tin (all employees) parachutes submitted for shareholder ratification.

    B. Review on a case-by-case basis all proposals to ratify or cancel golden or tin parachutes.

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   Delivery of Electronic Proxy Materials: Vote for proposals to allow electronic delivery of proxy materials to shareholders.

3. PROPOSALS USUALLY VOTED AGAINST

   Proxies involving the issues set forth below generally will be voted AGAINST.

   Shareholder Ability to Remove Directors:

    A. Vote against proposals that provide that directors may be removed only for cause.

    B. Vote against proposals that provide that only continuing directors may elect replacements to fill board vacancies.

   Staggered Director Elections: Vote against proposals to classify or stagger the board.

   Stock Ownership Requirements: Generally vote against shareholder proposals requiring directors to own a minimum amount of company stock in order to qualify as a director, or to remain on the board.

   Term of Office: Vote against shareholder proposals to limit the tenure of outside directors.

   Director and Officer Indemnification and Liability Protection:

    A. Proposals concerning director and officer indemnification and liability protection that limit or eliminate entirely director and officer liability for monetary damages for violating the duty of care, or that would expand coverage beyond just legal expenses to acts, such as gross negligence, that are more serious violations of fiduciary obligations than mere carelessness.

    B. Vote for only those proposals that provide such expanded coverage in cases when a director's or officer's legal defense was unsuccessful if
  (i) the director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company, and
  (ii) only if the director's legal expenses would be covered.

   Shareholder Ability to Call Special Meetings: Vote against proposals to restrict or prohibit shareholder ability to call special meetings.

   Shareholder Ability to Act by Written Consent: Vote against proposals to restrict or prohibit shareholder ability to take action by written consent.

   Unequal Voting Rights: Vote against dual class exchange offers and dual class recapitalizations.

   Supermajority Shareholder Vote Requirements: Vote against management proposals to require a supermajority shareholder vote to approve charter and bylaw amendments.

   Charitable and Political Contributions: Vote against shareholder proposals regarding charitable and political contributions.

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   Common Stock Authorization: Vote against proposed common stock authorizations that increase the existing authorization by more than 100 percent unless a clear need for the excess shares is presented by the company. A recommendation of the Proxy Voting Service will generally be followed.

4. PROPOSALS USUALLY VOTED AS RECOMMENDED BY THE PROXY VOTING SERVICE

   Proxies involving compensation issues, not limited to those set forth below, generally will be voted as recommended by the proxy voting service but may, in the consideration of the Committee, be reviewed on a case-by-case basis.

   Compensation Plans: Votes with respect to compensation plans generally will be voted as recommended by the Proxy Voting Service.

   Stock Option Plans: A recommendation of the Proxy Voting Service will generally be followed using the following as a guide:

    A. Vote against plans which expressly permit repricing of underwater options.

   B. Vote against proposals to make all stock options performance based.

    C. Vote against stock option plans that could result in an earnings dilution above the company specific cap considered by the Proxy Voting Service.

    D. Vote for proposals that request expensing of stock options.

   Employee Stock Ownership Plans (ESOPs): Vote for proposals that request shareholder approval in order to implement an ESOP or to increase authorized shares for existing ESOPs, except in cases when the number of shares allocated to the ESOP is "excessive" (i.e., generally greater than five percent of outstanding shares). A recommendation of the Proxy Voting Service will generally be followed.

   401(k) Employee Benefit Plans: Vote for proposals to implement a 401(k) savings plan for employees.

   Executive Compensation Advisory Resolutions ("Say-on-Pay"): A recommendation of the Proxy Voting Service will generally be followed using the following as a guide:

    A. Vote for shareholder proposals to permit non-binding advisory votes on executive compensation.

    B. Actual executive compensation advisory votes will be considered on a case-by-case basis.

5. PROPOSALS REQUIRING SPECIAL CONSIDERATION

   The Proxy Committee will vote proxies involving the issues set forth below generally on a case-by-case basis after review. Proposals on many of these types of matters will typically be reviewed with the analyst following the company before any vote is cast.

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   Director Nominees in Contested Elections: Votes in a contested election of directors or vote no campaign must be evaluated on a case-by-case basis, considering the following factors: long-term financial performance of the target company relative to its industry; management's track record; background to the proxy contest; qualifications of director nominees (both slates); evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and stock ownership positions.

   Proxy Contest Defenses: Generally, proposals concerning all proxy contest defenses should be evaluated on a case-by-case basis.

   Reimburse Proxy Solicitation Expenses: Decisions to provide full reimbursement for dissidents waging a proxy contest should be made on a case-by-case basis.

   Tender Offer Defenses: Generally, proposals concerning the following tender offer defenses should be evaluated on a case-by-case basis.

   Poison Pills:

    A. Vote for shareholder proposals that ask a company to submit its poison pill for shareholder ratification.

    B. Review on a case-by-case basis shareholder proposals to redeem a company's poison pill.

    C. Review on a case-by-case basis management proposals to ratify a poison pill.

   Greenmail:

    A. Vote for proposals to adopt anti-greenmail charter of bylaw amendments or otherwise restrict a company's ability to make greenmail payments.

    B. Review on a case-by-case basis anti-greenmail proposals when they are bundled with other charter or bylaw amendments.

   Bundled Proposals: Review on a case-by-case basis bundled or "conditioned" proxy proposals. In the case of items that are conditioned upon each other, examine the benefits and costs of the packaged items. In instances when the joint effect of the conditioned items is not in shareholders' best interests, vote against the proposals. If the combined effect is positive, support such proposals.

   Shareholder Advisory Committees: Review on a case-by-case basis proposals to establish a shareholder advisory committee.

   Preemptive Rights: Review on a case-by-case basis shareholder proposals that seek preemptive rights. In evaluating proposals on preemptive rights, look at the size of a company and the characteristics of its shareholder base.

   Debt Restructurings: Review on a case-by-case basis proposals to increase common and/or preferred shares and to issue shares as part of a debt-restructuring plan. Consider the following issues: Dilution--How much will ownership interest of existing shareholders be reduced, and how extreme will dilution to any future earnings be?

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Change in Control--Will the transaction result in a change in control of the company? Bankruptcy - Loomis Sayles' Corporate Actions Department is responsible for consents related to bankruptcies and debt holder consents related to restructurings.

   Shareholder Proposals to Limit Executive and Director Pay:

    A. Generally, vote for shareholder proposals that seek additional disclosure of executive and director pay information.

    B. Review on a case-by-case basis (I) all shareholder proposals that seek to limit executive and director pay and (ii) all advisory resolutions on executive pay other than shareholder resolutions to permit such advisory resolutions. Vote against proposals to link all executive or director variable compensation to performance goals.

   State Takeover Statutes: Review on a case-by-case basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, antigreenmail provisions, and disgorgement provisions).

   Reincorporation Proposals: Proposals to change a company's domicile should be examined on a case-by-case basis.

   Mergers and Acquisitions: Votes on mergers and acquisitions should be considered on a case-by-case basis, taking into account at least the following: anticipated financial and operating benefits; offer price (cost vs. premium); prospects of the combined companies; how the deal was negotiated; and changes in corporate governance and their impact on shareholder rights.

   Corporate Restructuring: Votes on corporate restructuring proposals, including minority squeezeouts, leveraged buyouts, spin-offs, liquidations, and asset sales should be considered on a case-by-case basis.

   Spin-offs: Votes on spin-offs should be considered on a case-by-case basis depending on the tax and regulatory advantages, planned use of sale proceeds, market focus, and managerial incentives.

   Asset Sales: Votes on asset sales should be made on a case-by-case basis after considering the impact on the balance sheet/working capital, value received for the asset, and potential elimination of diseconomies.

   Liquidations: Votes on liquidations should be made on a case-by-case basis after reviewing management's efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation.

   Environmental and Social Issues: Proxies involving social and environmental issues, not limited to those set forth below, frequently will be voted as recommended by the Proxy Voting Service but may, in the consideration of the Committee, be reviewed on a case-by-case basis if the Committee believes that a particular proposal (i) could have a significant impact on an industry or issuer (ii) is appropriate for the issuer and the cost to

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PROXY VOTING POLICY AND PROCEDURE MANUAL

implement would not be excessive, (iii) is appropriate for the issuer in light of various factors such as reputational damage or litigation risk or (iv) is otherwise appropriate for the issuer.

      Energy and Environment: Proposals that request companies to file the CERES Principles.

      Northern Ireland: Proposals pertaining to the MacBride Principles.

      Military Business: Proposals on defense issues.

      Maquiladora Standards and International Operations Policies: Proposals relating to the Maquiladora Standards and international operating policies.

      Third World Debt Crisis: Proposals dealing with third world debt.

      Equal Employment Opportunity and Discrimination: Proposals regarding equal employment opportunities and discrimination.

      Animal Rights: Proposals that deal with animal rights.

      Product Integrity and Marketing: Proposals that ask companies to end their production of legal, but socially questionable, products.

      Human Resources Issues: Proposals regarding human resources issues.

   Election of Mutual Fund Trustees: Votes on mutual fund trustee nominees should be evaluated on a case-by-case basis using the director nominee discussion above as a guide. However, the number of funds for which a nominee will serve as a director may be considered.

   Mutual Fund Investment Advisory Agreement: Votes on mutual fund investment advisory agreements should be evaluated on a case-by-case basis.

   Mutual Fund Fundamental Investment Restrictions: Votes on amendments to a mutual fund's fundamental investment restrictions should be evaluated on a case-by-case basis.

   Mutual Fund Distribution Agreements: Votes on mutual fund distribution agreements should be evaluated on a case-by-basis.

Loomis, Sayles & Company, L.P. March 2008
All Rights Reserved

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LORD ABBETT


                                                                 April 17, 2008

                            LORD, ABBETT & CO. LLC

                     PROXY VOTING POLICIES AND PROCEDURES

INTRODUCTION

   Lord Abbett has a Proxy Committee responsible for establishing voting policies and for the oversight of its proxy voting process. Lord Abbett's Proxy Committee consists of the portfolio managers of each investment team and certain members of those teams, the Chief Administrative Officer for the Investment Department, the Firm's Chief Investment Officer and its General Counsel. Once policy is established, it is the responsibility of each investment team leader to assure that each proxy for that team's portfolio is voted in a timely manner in accordance with those policies. In each case where an investment team declines to follow a recommendation of a company's management, a detailed explanation of the reason(s) for the decision is entered into the proxy voting system. Lord Abbett has retained RiskMetrics Group, formerly Institutional Shareholder Services ("RMG"), to analyze proxy issues and recommend voting on those issues, and to provide assistance in the administration of the proxy process, including maintaining complete proxy voting records.

   The Boards of Directors of each of the Lord Abbett Mutual Funds established several years ago a Proxy Committee, composed solely of independent directors. The Funds' Proxy Committee Charter provides that the Committee shall
(i) monitor the actions of Lord Abbett in voting securities owned by the Funds;
(ii) evaluate the policies of Lord Abbett in voting securities; (iii) meet with Lord Abbett to review the policies in voting securities, the sources of information used in determining how to vote on particular matters, and the procedures used to determine the votes in any situation where there may be a conflict of interest.

   Lord Abbett is a privately-held firm, and we conduct only one business: we manage the investment portfolios of our clients. We are not part of a larger group of companies conducting diverse financial operations. We would therefore expect, based on our past experience, that the incidence of an actual conflict of interest involving Lord Abbett's proxy voting process would be limited. Nevertheless, if a potential conflict of interest were to arise, involving one or more of the Lord Abbett Funds, where practicable we would disclose this potential conflict to the affected Funds' Proxy Committees and seek voting instructions from those Committees in accordance with the procedures described below under "Specific Procedures for Potential Conflict Situations". If it were not practicable to seek instructions from those Committees, Lord Abbett would simply follow its proxy voting policies or, if the particular issue were not covered by those policies, we would follow a recommendation of RMG. If such a conflict arose with any other client, Lord Abbett would simply follow its proxy voting policies or, if the particular issue were not covered by those policies, we would follow the recommendation of RMG.

SPECIFIC PROCEDURES FOR POTENTIAL CONFLICT SITUATIONS

   SITUATION 1. Fund Independent Board Member on Board (or Nominee for Election to Board) of Publicly Held Company Owned by a Lord Abbett Fund.

   Lord Abbett will compile a list of all publicly held companies where an Independent Board Member serves on the board of directors, or has indicated to Lord Abbett that he is a nominee for election to the board of directors (a "Fund Director Company"). If a Lord Abbett Fund owns stock in a Fund Director Company, and if Lord Abbett has decided not to follow the proxy voting recommendation of RMG, then Lord Abbett shall bring that issue to the Fund's Proxy Committee for instructions on how to vote that proxy issue.

   The Independent Directors have decided that the Director on the board of the Fund Director Company will not participate in any discussion by the Fund's Proxy Committee of any proxy issue for that Fund Director Company or in the voting instruction given to Lord Abbett.

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LORD ABBETT


   SITUATION 2. Lord Abbett has a Significant Business Relationship with a Company.

   Lord Abbett will compile a list of all publicly held companies (or which are a subsidiary of a publicly held firm) that have a significant business relationship with Lord Abbett (a "Relationship Firm"). A "significant business relationship" for this purpose means: (a) a broker dealer firm which sells one percent or more of the Lord Abbett Funds' total (I.E., gross) dollar amount of shares sold for the last 12 months; (b) a firm which is a sponsor firm with respect to Lord Abbett's Separately Managed Account business; (c) an institutional client which has an investment management agreement with Lord Abbett; (d) an institutional investor having at least $5 million in Class I shares of the Lord Abbett Funds; and (e) a large plan 401(k) client with at least $5 million under management with Lord Abbett.

   For each proxy issue involving a Relationship Firm, Lord Abbett shall notify the Fund's Proxy Committee and shall seek voting instructions from the Fund's Proxy Committee only in those situations where Lord Abbett has proposed not to follow the recommendations of RMG.

SUMMARY OF PROXY VOTING GUIDELINES

   Lord Abbett generally votes in accordance with management's recommendations on the election of directors, appointment of independent auditors, changes to the authorized capitalization (barring excessive increases) and most shareholder proposals. This policy is based on the premise that a broad vote of confidence on such matters is due the management of any company whose shares we are willing to hold.

ELECTION OF DIRECTORS

   Lord Abbett will generally vote in accordance with management's recommendations on the election of directors. However, votes on director nominees are made on a case-by- case basis. Factors that are considered include current composition of the board and key- board nominees, long-term company performance relative to a market index, and the directors' investment in the company. We also consider whether the Chairman of the board is also serving as CEO, and whether a retired CEO sits on the board, as these situations may create inherent conflicts of interest. We generally will vote in favor of separation of the Chairman and CEO functions when management supports such a requirement, but we will make our determination to vote in favor of or against such a proposed requirement on a case-by-case basis.

   There are some actions by directors that may result in votes being withheld.

These actions include, but are not limited to:

    1) Attending less than 75% of board and committee meetings without a valid excuse.

    2) Ignoring shareholder proposals that are approved by a majority of votes for two consecutive years.

    3) Failing to act on takeover offers where a majority of shareholders tendered their shares.

    4) Serving as inside directors and sit on an audit, compensation, stock option, nominating or governance committee.

    5) Failing to replace management as appropriate.

   We will generally vote in favor of proposals requiring that directors be elected by a majority of the shares represented and voting at a meeting at which a quorum is present, although special considerations in individual cases may cause us to vote against such a proposal. We will consider on a case-by-case basis proposals to elect directors annually. The ability to elect directors is the single most important use of the shareholder franchise, and,

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LORD ABBETT

as a general matter, we believe that all directors should be accountable on an annual basis. Nonetheless, we recognize that the basic premise of the staggered election of directors is to provide a continuity of experience on the board and to prevent a precipitous change in the composition of the board. Moreover, in certain cases, shareholders need some form of protection from hostile takeover attempts, and boards need tools and leverage in order to negotiate effectively with potential acquirers, and a classified board may give incumbent management the ability to combat a hostile takeover attempt and thereby preserve shareholder value. Accordingly, we will examine proposals to classify or declassify boards of directors on a case-by-case basis and vote in the manner we determine to be in the best interests of shareholders.

INCENTIVE COMPENSATION PLANS

   We usually vote with management regarding employee incentive plans and changes in such plans, but these issues are looked at very closely on a case-by-case basis. We use RMG for guidance on appropriate compensation ranges for various industries and company sizes. In addition to considering the individual expertise of management and the value they bring to the company, we also consider the costs associated with stock-based incentive packages including shareholder value transfer and voting power dilution.

   We scrutinize very closely the approval of repricing or replacing underwater stock options, taking into consideration the following:

    1) The stock's volatility, to ensure the stock price will not be back in the money over the near term.

    2) Management's rationale for why the repricing is necessary.

    3) The new exercise price, which must be set at a premium to market price to ensure proper employee motivation.

    4) Other factors, such as the number of participants, term of option, and the value for value exchange.

   In large-cap companies we would generally vote against plans that promoted short-term performance at the expense of longer-term objectives. Dilution, either actual or potential, is, of course, a major consideration in reviewing all incentive plans. Team leaders in small- and mid-cap companies often view option plans and other employee incentive plans as a critical component of such companies' compensation structure, and have discretion to approve such plans, notwithstanding dilution concerns.

SHAREHOLDER RIGHTS

Cumulative Voting

   We generally oppose cumulative voting proposals on the ground that a shareowner or special group electing a director by cumulative voting may seek to have that director represent a narrow special interest rather than the interests of the shareholders as a whole.

Confidential Voting

   There are both advantages and disadvantages to a confidential ballot. Under the open voting system, any shareholder that desires anonymity may register the shares in the name of a bank, a broker or some other nominee. A confidential ballot may tend to preclude any opportunity for the board to communicate with those who oppose management proposals.

   On balance we believe shareholder proposals regarding confidential balloting should generally be approved, unless in a specific case, countervailing arguments appear compelling.

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LORD ABBETT


Supermajority Voting

   Supermajority provisions violate the principle that a simple majority of voting shares should be all that is necessary to effect change regarding a company and its corporate governance provisions. Requiring more than this may permit management to entrench themselves by blocking amendments that are in the best interest of shareholders.

TAKEOVER ISSUES

   Votes on mergers and acquisitions must be considered on a case-by-case basis. The voting decision should depend on a number of factors, including: anticipated financial and operating benefits, the offer price, prospects of the combined companies, changes in corporate governance and their impact on shareholder rights. It is our policy to vote against management proposals to require supermajority shareholder vote to approve mergers and other significant business combinations, and to vote for shareholder proposals to lower supermajority vote requirements for mergers and acquisitions. We are also opposed to amendments that attempt to eliminate shareholder approval for acquisitions involving the issuance of more than 10% of the company's voting stock. Restructuring proposals will also be evaluated on a case-by-case basis following the same guidelines as those used for mergers.

   Among the more important issues that we support, as long as they are not tied in with other measures that clearly entrench management, are:

    1) Anti-greenmail provisions, which prohibit management from buying back shares at above market prices from potential suitors without shareholder approval.

    2) Fair Price Amendments, to protect shareholders from inequitable two-tier stock acquisition offers.

    3) Shareholder Rights Plans (so-called "Poison Pills"), usually "blank check" preferred and other classes of voting securities that can be issued without further shareholder approval. However, we look at these proposals on a case-by-case basis, and we only approve these devices when proposed by companies with strong, effective managements to force corporate raiders to negotiate with management and assure a degree of stability that will support good long-range corporate goals. We vote for shareholder proposals asking that a company submit its poison pill for shareholder ratification.

    4) "Chewable Pill" provisions, are the preferred form of Shareholder Rights Plan. These provisions allow the shareholders a secondary option when the Board refuses to withdraw a poison pill against a majority shareholder vote. To strike a balance of power between management and the shareholder, ideally "Chewable Pill" provisions should embody the following attributes, allowing sufficient flexibility to maximize shareholder wealth when employing a poison pill in negotiations:

    . Redemption Clause allowing the board to rescind a pill after a potential acquirer has surpassed the ownership threshold.

    .  No dead-hand or no-hand pills.

    . Sunset Provisions which allow the shareholders to review, and reaffirm or redeem a pill after a predetermined time frame.

    . Qualifying Offer Clause which gives shareholders the ability to redeem a poison pill when faced with a bona fide takeover offer.

SOCIAL ISSUES

   It is our general policy to vote as management recommends on social issues, unless we feel that voting otherwise will enhance the value of our holdings. We recognize that highly ethical and competent managements occasionally differ on such matters, and so we review the more controversial issues closely.

                   MASSACHUSETTS FINANCIAL SERVICES COMPANY

                     PROXY VOTING POLICIES AND PROCEDURES

                                MARCH 13, 2008

   Massachusetts Financial Services Company, MFS Institutional Advisors, Inc., MFS International (UK) Limited, MFS Heritage Trust Company, and MFS' other investment adviser subsidiaries (except Four Pillars Capital, Inc.) (collectively, "MFS") have adopted proxy voting policies and procedures, as set forth below ("MFS Proxy Voting Policies and Procedures"), with respect to securities owned by the clients for which MFS serves as investment adviser and has the power to vote proxies, including the registered investment companies sponsored by MFS.

A. VOTING GUIDELINES

   1. GENERAL POLICY; POTENTIAL CONFLICTS OF INTEREST

   MFS' policy is that proxy voting decisions are made in what MFS believes to be the best long-term economic interests of MFS' clients, and not in the interests of any other party or in MFS' corporate interests, including interests such as the distribution of MFS Fund shares, administration of 401(k) plans, and institutional relationships.

   In developing these proxy voting guidelines, MFS periodically reviews corporate governance issues and proxy voting matters that are presented for shareholder vote by either management or shareholders of public companies. Based on the overall principle that all votes cast by MFS on behalf of its clients must be in what MFS believes to be the best long-term economic interests of such clients, MFS has adopted proxy voting guidelines, set forth below, that govern how MFS generally will vote on specific matters presented for shareholder vote. In all cases, MFS will exercise its discretion in voting on these matters in accordance with this overall principle. In other words, the underlying guidelines are simply that--guidelines. Proxy items of significance are often considered on a case-by-case basis, in light of all relevant facts and circumstances, and in certain cases MFS may vote proxies in a manner different from what otherwise be dictated by these guidelines.

   As a general matter, MFS maintains a consistent voting position on similar proxy proposals with respect to various issuers. In addition, MFS generally votes consistently on the same matter when securities of an issuer are held by multiple client accounts. However, MFS recognizes that there are gradations in certain types of proposals that might result in different voting positions being taken with respect to different proxy statements. There also may be situations involving matters presented for shareholder vote that are not governed by the guidelines or situations where MFS has received explicit voting instructions from a client for its own account. Some items that otherwise would be acceptable will be voted against the proponent when it is seeking extremely broad flexibility without offering a valid explanation. MFS reserves the right to override the guidelines with respect to a particular shareholder vote when such an override is, in MFS' best judgment, consistent with the overall principle of voting proxies in the best long-term economic interests of MFS' clients.

   From time to time, MFS receives comments on these guidelines as well as regarding particular voting issues from its clients. These comments are carefully considered by MFS when it reviews these guidelines each year and revises them as appropriate.

   These policies and procedures are intended to address any potential material conflicts of interest on the part of MFS or its subsidiaries that are likely to arise in connection with the voting of proxies on behalf of MFS' clients. If such potential material conflicts of interest do arise, MFS will analyze, document and report on such potential material conflicts of interest (see Sections B.2 and E below), and shall ultimately vote the relevant proxies in what MFS believes to be the best long-term economic interests of its clients. The MFS Proxy Voting

Committee is responsible for monitoring and reporting with respect to such potential material conflicts of interest.

B. ADMINISTRATIVE PROCEDURES

   1. MFS PROXY VOTING COMMITTEE

   The administration of these MFS Proxy Voting Policies and Procedures is overseen by the MFS Proxy Voting Committee, which includes senior personnel from the MFS Legal and Global Investment Support Departments. The Proxy Voting Committee does not include individuals whose primary duties relate to client relationship management, marketing, or sales. The MFS Proxy Voting Committee:

      a. Reviews these MFS Proxy Voting Policies and Procedures at least annually and recommends any amendments considered to be necessary or advisable;

      b. Determines whether any potential material conflict of interest exist with respect to instances in which MFS (i) seeks to override these MFS Proxy Voting Policies and Procedures; (ii) votes on ballot items not governed by these MFS Proxy Voting Policies and Procedures; (iii) evaluates an excessive executive compensation issue in relation to the election of directors; or
   (iv) requests a vote recommendation from an MFS portfolio manager or investment analyst (e.g. mergers and acquisitions); and

      c. Considers special proxy issues as they may arise from time to time.

   2. POTENTIAL CONFLICTS OF INTEREST

   The MFS Proxy Voting Committee is responsible for monitoring potential material conflicts of interest on the part of MFS or its subsidiaries that could arise in connection with the voting of proxies on behalf of MFS' clients. Due to the client focus of our investment management business, we believe that the potential for actual material conflict of interest issues is small. Nonetheless, we have developed precautions to ensure that all proxy votes are cast in the best long-term economic interest of shareholders. Other MFS internal policies require all MFS employees to avoid actual and potential conflicts of interests between personal activities and MFS' client activities. If an employee identifies an actual or potential conflict of interest with respect to any voting decision that employee must recuse himself/herself from participating in the voting process. Additionally, with respect to decisions concerning all Non Standard Votes, as defined below, MFS will review the securities holdings reported by the individuals that participate in such decision to determine whether such person has a direct economic interest in the decision, in which case such person shall not further participate in making the decision. Any significant attempt by an employee of MFS or its subsidiaries to influence MFS' voting on a particular proxy matter should also be reported to the MFS Proxy Voting Committee.

   In cases where proxies are voted in accordance with these MFS Proxy Voting Policies and Procedures, no material conflict of interest will be deemed to exist. In cases where (i) MFS is considering overriding these MFS Proxy Voting Policies and Procedures, (ii) matters presented for vote are not clearly governed by these MFS Proxy Voting Policies and Procedures, (iii) MFS evaluates an excessive executive compensation issue in relation to the election of directors, or (iv) a vote recommendation is requested from an MFS portfolio manager or investment analyst (e.g. mergers and acquisitions) (collectively, "Non Standard Votes"); the MFS Proxy Voting Committee will follow these procedures:

      a. Compare the name of the issuer of such proxy against a list of significant current (i) distributors of MFS Fund shares, and (ii) MFS institutional clients (the "MFS Significant Client List");

      b. If the name of the issuer does not appear on the MFS Significant Client List, then no material conflict of interest will be deemed to exist, and the proxy will be voted as otherwise determined by the MFS Proxy Voting Committee;

      c. If the name of the issuer appears on the MFS Significant Client List, then the MFS Proxy Voting Committee will be apprised of that fact and each member of the MFS Proxy Voting Committee will carefully evaluate the proposed vote in order to ensure that the proxy ultimately is voted in what MFS believes to be the best long-term economic interests of MFS' clients, and not in MFS' corporate interests; and

      d. For all potential material conflicts of interest identified under clause (c) above, the MFS Proxy Voting Committee will document: the name of the issuer, the issuer's relationship to MFS, the analysis of the matters submitted for proxy vote, the votes as to be cast and the reasons why the MFS Proxy Voting Committee determined that the votes were cast in the best long-term economic interests of MFS' clients, and not in MFS' corporate interests. A copy of the foregoing documentation will be provided to MFS' Conflicts Officer.

   The members of the MFS Proxy Voting Committee are responsible for creating and maintaining the MFS Significant Client List, in consultation with MFS' distribution and institutional business units. The MFS Significant Client List will be reviewed and updated periodically, as appropriate.

   From time to time, certain MFS Funds may own shares of other MFS Funds (the "underlying fund"). If an underlying fund submits a matter to a shareholder vote, the MFS Fund that owns shares of the underlying fund will vote its shares in the same proportion as the other shareholders of the underlying fund.

   3. GATHERING PROXIES

   Most proxies received by MFS and its clients originate at Automatic Data Processing Corp. ("ADP") although a few proxies are transmitted to investors by corporate issuers through their custodians or depositories. ADP and issuers send proxies and related material directly to the record holders of the shares beneficially owned by MFS' clients, usually to the client's custodian or, less commonly, to the client itself. This material will include proxy cards, reflecting the shareholdings of Funds and of clients on the record dates for such shareholder meetings, as well as proxy statements with the issuer's explanation of the items to be voted upon.

   MFS, on behalf of itself and the Funds, has entered into an agreement with an independent proxy administration firm, Institutional Shareholder Services, Inc. (the "Proxy Administrator"), pursuant to which the Proxy Administrator performs various proxy vote related administrative services, such as vote processing and recordkeeping functions for MFS' Funds and institutional client accounts. The Proxy Administrator receives proxy statements and proxy cards directly or indirectly from various custodians, logs these materials into its database and matches upcoming meetings with MFS Fund and client portfolio holdings, which are input into the Proxy Administrator's system by an MFS holdings datafeed. Through the use of the Proxy Administrator system, ballots and proxy material summaries for all upcoming shareholders' meetings are available on-line to certain MFS employees and the MFS Proxy Voting Committee.

   4. ANALYZING PROXIES

   Proxies are voted in accordance with these MFS Proxy Voting Policies and Procedures. The Proxy Administrator at the prior direction of MFS automatically votes all proxy matters that do not require the particular exercise of discretion or judgment with respect to these MFS Proxy Voting Policies and Procedures as determined by the MFS Proxy Voting Committee. With respect to proxy matters that require the particular exercise of discretion or judgment, MFS considers and votes on those proxy matters. MFS receives research from ISS which it may take into account in deciding how to vote. In addition, MFS expects to rely on ISS to identify circumstances in which a board may have approved excessive executive compensation. Representatives of the MFS Proxy Voting Committee review, as appropriate, votes cast to ensure conformity with these MFS Proxy Voting Policies and Procedures.

   As a general matter, portfolio managers and investment analysts have little or no involvement in specific votes taken by MFS. This is designed to promote consistency in the application of MFS' voting guidelines, to promote consistency in voting on the same or similar issues (for the same or for multiple issuers) across all client accounts, and to minimize the potential that proxy solicitors, issuers, or third parties might attempt to exert inappropriate influence on the vote. In limited types of votes (E.G., corporate actions, such as mergers and acquisitions), a representative of MFS Proxy Voting Committee may consult with or seek recommendations from MFS portfolio managers or investment analysts./1/ However, the MFS Proxy Voting Committee would ultimately determine the manner in which all proxies are voted.

   As noted above, MFS reserves the right to override the guidelines when such an override is, in MFS' best judgment, consistent with the overall principle of voting proxies in the best long-term economic interests of MFS' clients. Any such override of the guidelines shall be analyzed, documented and reported in accordance with the procedures set forth in these policies.

   5. VOTING PROXIES

   In accordance with its contract with MFS, the Proxy Administrator also generates a variety of reports for the MFS Proxy Voting Committee, and makes available on-line various other types of information so that the MFS Proxy Voting Committee may review and monitor the votes cast by the Proxy Administrator on behalf of MFS' clients.

C. MONITORING SYSTEM

   It is the responsibility of the Proxy Administrator and MFS' Proxy Voting Committee to monitor the proxy voting process. When proxy materials for clients are received, they are forwarded to the Proxy Administrator and are input into the Proxy Administrator's system. Through an interface with the portfolio holdings database of MFS, the Proxy Administrator matches a list of all MFS Funds and clients who hold shares of a company's stock and the number of shares held on the record date with the Proxy Administrator's listing of any upcoming shareholder's meeting of that company.

   When the Proxy Administrator's system "tickler" shows that the voting cut-off date of a shareholders' meeting is approaching, a Proxy Administrator representative checks that the vote for MFS Funds and clients holding that security has been recorded in the computer system. If a proxy card has not been received from the client's custodian, the Proxy Administrator calls the custodian requesting that the materials be forwarded immediately. If it is not possible to receive the proxy card from the custodian in time to be voted at the meeting, MFS may instruct the custodian to cast the vote in the manner specified and to mail the proxy directly to the issuer.

D. RECORDS RETENTION

   MFS will retain copies of these MFS Proxy Voting Policies and Procedures in effect from time to time and will retain all proxy voting reports submitted to the Board of Trustees, Board of Directors and Board of Managers of the MFS Funds for the period required by applicable law. Proxy solicitation materials, including electronic versions of the proxy cards completed by representatives of the MFS Proxy Voting Committee, together with their respective notes and comments, are maintained in an electronic format by the Proxy Administrator and are accessible on-line by the MFS Proxy Voting Committee. All proxy voting materials and supporting documentation, including records generated by the Proxy Administrator's system as to proxies processed, including the dates when proxy ballots were received and submitted, and the votes on each company's proxy issues, are retained as required by applicable law.

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/1/ From time to time, due to travel schedules and other commitments, an appropriate portfolio manager or research analyst is not available to provide a recommendation on a merger or acquisition proposal. If such a recommendation cannot be obtained prior to the cut-off date of the shareholder meeting, certain members of the MFS Proxy Voting Committee may determine to abstain from voting.

E. REPORTS

   ALL MFS ADVISORY CLIENTS

   At any time, a report can be printed by MFS for each client who has requested that MFS furnish a record of votes cast. The report specifies the proxy issues which have been voted for the client during the year and the position taken with respect to each issue.

   Except as described above, MFS generally will not divulge actual voting practices to any party other than the client or its representatives (unless required by applicable law) because we consider that information to be confidential and proprietary to the client.

FEBRUARY 28, 2008

                     MORGAN STANLEY INVESTMENT MANAGEMENT

                      PROXY VOTING POLICY AND PROCEDURES

I. POLICY STATEMENT

   Introduction--Morgan Stanley Investment Management's ("MSIM") policy and procedures for voting proxies ("Policy") with respect to securities held in the accounts of clients applies to those MSIM entities that provide discretionary investment management services and for which an MSIM entity has authority to vote proxies. This Policy is reviewed and updated as necessary to address new and evolving proxy voting issues and standards.

   The MSIM entities covered by this Policy currently include the following:
Morgan Stanley Investment Advisors Inc., Morgan Stanley AIP GP LP, Morgan Stanley Investment Management Inc., Morgan Stanley Investment Management Limited, Morgan Stanley Investment Management Company, Morgan Stanley Asset & Investment Trust Management Co., Limited, Morgan Stanley Investment Management Private Limited, Van Kampen Asset Management, and Van Kampen Advisors Inc. (each an "MSIM Affiliate" and collectively referred to as the "MSIM Affiliates" or as "we" below).

   Each MSIM Affiliate will use its best efforts to vote proxies as part of its authority to manage, acquire and dispose of account assets. With respect to the MSIM registered management investment companies (Van Kampen, Institutional and Advisor Funds--collectively referred to herein as the "MSIM Funds"), each MSIM Affiliate will vote proxies under this Policy pursuant to authority granted under its applicable investment advisory agreement or, in the absence of such authority, as authorized by the Board of Directors/Trustees of the MSIM Funds. An MSIM Affiliate will not vote proxies if the "named fiduciary" for an ERISA account has reserved the authority for itself, or in the case of an account not governed by ERISA, the investment management or investment advisory agreement does not authorize the MSIM Affiliate to vote proxies. MSIM Affiliates will vote proxies in a prudent and diligent manner and in the best interests of clients, including beneficiaries of and participants in a client's benefit plan(s) for which the MSIM Affiliates manage assets, consistent with the objective of maximizing long-term investment returns ("Client Proxy Standard"). In certain situations, a client or its fiduciary may provide an MSIM Affiliate with a proxy voting policy. In these situations, the MSIM Affiliate will comply with the client's policy.

   Proxy Research Services--RiskMetrics Group ISS Governance Services ("ISS") and Glass Lewis (together with other proxy research providers as we may retain from time to time, the "Research Providers") are independent advisers that specialize in providing a variety of fiduciary-level proxy-related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. The services provided include in-depth research, global issuer analysis, and voting recommendations. While we may review and utilize the recommendations of the Research Providers in making proxy voting decisions, we are in no way obligated to follow such recommendations. In addition to research, ISS provides vote execution, reporting, and recordkeeping.

   Voting Proxies for Certain Non-U.S. Companies--Voting proxies of companies located in some jurisdictions, particularly emerging markets, may involve several problems that can restrict or prevent the ability to vote such proxies or entail significant costs. These problems include, but are not limited to:
(i) proxy statements and ballots being written in a language other than English; (ii) untimely and/or inadequate notice of shareholder meetings;
(iii) restrictions on the ability of holders outside the issuer's jurisdiction of organization to exercise votes; (iv) requirements to vote proxies in person;
(v) the imposition of restrictions on the sale of the securities for a period of time in proximity to the shareholder meeting; and (vi) requirements to provide local agents with power of attorney to facilitate our voting instructions. As a result, we vote clients' non-U.S. proxies on a best efforts basis only, after weighing the costs and benefits of voting such proxies, consistent with the Client Proxy Standard. ISS has been retained to provide assistance in connection with voting non-U.S. proxies.

II. GENERAL PROXY VOTING GUIDELINES

   To promote consistency in voting proxies on behalf of its clients, we follow this Policy (subject to any exception set forth herein), including the guidelines set forth below. These guidelines address a broad range of issues, and provide general voting parameters on proposals that arise most frequently. However, details of specific proposals vary, and those details affect particular voting decisions, as do factors specific to a given company. Pursuant to the procedures set forth herein, we may vote in a manner that is not in accordance with the following general guidelines, provided the vote is approved by the Proxy Review Committee (see Section III for description) and is consistent with the Client Proxy Standard. Morgan Stanley AIP GP LP will follow the procedures as described in Appendix A.

   We endeavor to integrate governance and proxy voting policy with investment goals and to follow the Client Proxy Standard for each client. At times, this may result in split votes, for example when different clients have varying economic interests in the outcome of a particular voting matter (such as a case in which varied ownership interests in two companies involved in a merger result in different stakes in the outcome). We also may split votes at times based on differing views of portfolio managers, but such a split vote must be approved by the Proxy Review Committee.

   We may abstain on matters for which disclosure is inadequate.

   A. ROUTINE MATTERS. We generally support routine management proposals. The following are examples of routine management proposals:

    .  Approval of financial statements and auditor reports.

    . General updating/corrective amendments to the charter, articles of association or bylaws.

    . Most proposals related to the conduct of the annual meeting, with the following exceptions. We generally oppose proposals that relate to "the transaction of such other business which may come before the meeting," and open-ended requests for adjournment. However, where management specifically states the reason for requesting an adjournment and the requested adjournment would facilitate passage of a proposal that would otherwise be supported under this Policy (i.e. an uncontested corporate transaction), the adjournment request will be supported.

   We generally support shareholder proposals advocating confidential voting procedures and independent tabulation of voting results.

   B. BOARD OF DIRECTORS

      1. Election of directors: In the absence of a proxy contest, we generally support the board's nominees for director except as follows:

          a. We consider withholding support from or voting against interested directors if the company's board does not meet market standards for director independence, or if otherwise we believe board independence is insufficient. We refer to prevalent market standards as promulgated by a stock exchange or other authority within a given market (e.g., New York Stock Exchange or Nasdaq rules for most U.S. companies, and The Combined Code on Corporate Governance in the United Kingdom). Thus, for an NYSE company with no controlling shareholder, we would expect that at a minimum a majority of directors should be independent as defined by NYSE. Where we view market standards as inadequate, we may withhold votes based on stronger independence standards. Market standards notwithstanding, we generally do not view long board tenure alone as a basis to classify a director as non-independent, although lack of board turnover and fresh perspective can be a negative factor in voting on directors.

             i. At a company with a shareholder or group that controls the company by virtue of a majority economic interest in the company, we have a reduced expectation for board independence, although we believe the presence of independent directors can be helpful, particularly in staffing the audit committee, and at times we may withhold support from or vote against a nominee on the view the board or its committees are not sufficiently independent.

             ii. We consider withholding support from or voting against a nominee if he or she is affiliated with a major shareholder that has representation on a board disproportionate to its economic interest.

          b. Depending on market standards, we consider withholding support from or voting against a nominee who is interested and who is standing for election as a member of the company's compensation, nominating or audit committee.

          c. We consider withholding support from or voting against a nominee if we believe a direct conflict exists between the interests of the nominee and the public shareholders, including failure to meet fiduciary standards of care and/or loyalty. We may oppose directors where we conclude that actions of directors are unlawful, unethical or negligent. We consider opposing individual board members or an entire slate if we believe the board is entrenched and/or dealing inadequately with performance problems, and/or acting with insufficient independence between the board and management.

          d. We consider withholding support from or voting against a nominee standing for election if the board has not taken action to implement generally accepted governance practices for which there is a "bright line" test. For example, in the context of the U.S. market, failure to eliminate a dead hand or slow hand poison pills would be seen as a basis for opposing one or more incumbent nominees.

          e. In markets that encourage designated audit committee financial experts, we consider voting against members of an audit committee if no members are designated as such.

          f. We consider withholding support from or voting against a nominee who has failed to attend at least 75% of board meetings within a given year without a reasonable excuse.

          g. We consider withholding support from or voting against a nominee who serves on the board of directors of more than six companies (excluding investment companies). We also consider voting against a director who otherwise appears to have too many commitments to serve adequately on the board of the company.

      2. Board independence: We generally support U.S. shareholder proposals requiring that a certain percentage (up to 66 2/3%) of the company's board members be independent directors, and promoting all-independent audit, compensation and nominating/governance committees.

      3. Board diversity: We consider on a case-by-case basis shareholder proposals urging diversity of board membership with respect to social, religious or ethnic group.

      4. Majority voting: We generally support proposals requesting or requiring majority voting policies in election of directors, so long as there is a carve-out for plurality voting in the case of contested elections.

      5. Proxy access: We consider on a case-by-case basis shareholder proposals to provide procedures for inclusion of shareholder nominees in company proxy statements.

      6. Proposals to elect all directors annually: We generally support proposals to elect all directors annually at public companies (to "declassify" the Board of Directors) where such action is supported by the board, and otherwise consider the issue on a case-by-case basis based in part on overall takeover defenses at a company.

      7. Cumulative voting: We generally support proposals to eliminate cumulative voting in the U.S. market context. (Cumulative voting provides that shareholders may concentrate their votes for one or a handful of candidates, a system that can enable a minority bloc to place representation on a board). U.S. proposals to establish cumulative voting in the election of directors generally will not be supported.

      8. Separation of Chairman and CEO positions: We vote on shareholder proposals to separate the Chairman and CEO positions and/or to appoint a non-executive Chairman based in part on prevailing practice in particular markets, since the context for such a practice varies. In many non-U.S. markets, we view separation of the roles as a market standard practice, and support division of the roles in that context.

      9. Director retirement age and term limits: Proposals recommending set director retirement ages or director term limits are voted on a case-by-case basis.

      10. Proposals to limit directors' liability and/or broaden indemnification of directors. Generally, we will support such proposals provided that the officers and directors are eligible for indemnification and liability protection if they have acted in good faith on company business and were found innocent of any civil or criminal charges for duties performed on behalf of the company.

   C. CORPORATE TRANSACTIONS AND PROXY FIGHTS. We examine proposals relating to mergers, acquisitions and other special corporate transactions (i.e., takeovers, spin-offs, sales of assets, reorganizations, restructurings and recapitalizations) on a case-by-case basis. However, proposals for mergers or other significant transactions that are friendly and approved by the Research Providers generally will be supported and in those instances will not need to be reviewed by the Proxy Review Committee, where there is no portfolio manager objection and where there is no material conflict of interest. We also analyze proxy contests on a case-by-case basis.

   D. CHANGES IN CAPITAL STRUCTURE.

      1. We generally support the following:

       . Management and shareholder proposals aimed at eliminating unequal voting rights, assuming fair economic treatment of classes of shares we hold.

       . Management proposals to increase the authorization of existing classes of common stock (or securities convertible into common stock) if: (i) a clear business purpose is stated that we can support and the number of shares requested is reasonable in relation to the purpose for which authorization is requested; and/or (ii) the authorization does not exceed 100% of shares currently authorized and at least 30% of the total new authorization will be outstanding.

       . Management proposals to create a new class of preferred stock or for issuances of preferred stock up to 50% of issued capital, unless we have concerns about use of the authority for anti-takeover purposes.

       . Management proposals to authorize share repurchase plans, except in some cases in which we believe there are insufficient protections against use of an authorization for anti-takeover purposes.

       . Management proposals to reduce the number of authorized shares of common or preferred stock, or to eliminate classes of preferred stock.

       .  Management proposals to effect stock splits.

       . Management proposals to effect reverse stock splits if management proportionately reduces the authorized share amount set forth in the corporate charter. Reverse stock splits that do not adjust proportionately to the authorized share amount generally will be approved if the resulting increase in authorized shares coincides with the proxy guidelines set forth above for common stock increases.

       .  Management proposals for higher dividend payouts.

      2. We generally oppose the following (notwithstanding management support):

       . Proposals to add classes of stock that would substantially dilute the voting interests of existing shareholders.

       . Proposals to increase the authorized or issued number of shares of existing classes of stock that are unreasonably dilutive, particularly if there are no preemptive rights for existing shareholders.

       . Proposals that authorize share issuance at a discount to market rates, except where authority for such issuance is de minimis, or if there is a special situation that we believe justifies such authorization (as may be the case, for example, at a company under severe stress and risk of bankruptcy).

       .  Proposals relating to changes in capitalization by 100% or more.

   We consider on a case-by-case basis shareholder proposals to increase dividend payout ratios, in light of market practice and perceived market weaknesses, as well as individual company payout history and current circumstances. For example, currently we perceive low payouts to shareholders as a concern at some Japanese companies, but may deem a low payout ratio as appropriate for a growth company making good use of its cash, notwithstanding the broader market concern.

   E. TAKEOVER DEFENSES AND SHAREHOLDER RIGHTS

      1. Shareholder rights plans: We generally support proposals to require shareholder approval or ratification of shareholder rights plans (poison pills). In voting on rights plans or similar takeover defenses, we consider on a case-by-case basis whether the company has demonstrated a need for the defense in the context of promoting long-term share value; whether provisions of the defense are in line with generally accepted governance principles; and the specific context if the proposal is made in the midst of a takeover bid or contest for control.

      2. Supermajority voting requirements: We generally oppose requirements for supermajority votes to amend the charter or bylaws, unless the provisions protect minority shareholders where there is a large shareholder. In line with this view, in the absence of a large shareholder we support reasonable shareholder proposals to limit such supermajority voting requirements.

      3. Shareholder rights to call meetings: We consider proposals to enhance shareholder rights to call meetings on a case-by-case basis.

      4. Reincorporation: We consider management and shareholder proposals to reincorporate to a different jurisdiction on a case-by-case basis. We oppose such proposals if we believe the main purpose is to take advantage of laws or judicial precedents that reduce shareholder rights.

      5. Anti-greenmail provisions: Proposals relating to the adoption of anti-greenmail provisions will be supported, provided that the proposal:
   (i) defines greenmail; (ii) prohibits buyback offers to large block holders (holders of at least 1% of the outstanding shares and in certain cases, a greater amount, as determined by the Proxy Review Committee) not made to all shareholders or not approved by disinterested shareholders; and
   (iii) contains no anti-takeover measures or other provisions restricting the rights of shareholders.

      6. Bundled proposals: We may consider opposing or abstaining on proposals if disparate issues are "bundled" and presented for a single vote.

   F. AUDITORS. We generally support management proposals for selection or ratification of independent auditors. However, we may consider opposing such proposals with reference to incumbent audit firms if the company has suffered from serious accounting irregularities and we believe rotation of the audit firm is appropriate, or if fees paid to the auditor for non-audit-related services are excessive. Generally, to determine if non-audit fees are excessive, a 50% test will be applied (i.e., non-audit-related fees should be less than 50% of the total fees paid to the auditor). We generally vote against proposals to indemnify auditors.

   G. EXECUTIVE AND DIRECTOR REMUNERATION.

      1. We generally support the following proposals:

       . Proposals for employee equity compensation plans and other employee ownership plans, provided that our research does not indicate that approval of the plan would be against shareholder interest. Such approval may be against shareholder interest if it authorizes excessive dilution and shareholder cost, particularly in the context of high usage ("run rate") of equity compensation in the recent past; or if there are objectionable plan design and provisions.

       . Proposals relating to fees to outside directors, provided the amounts are not excessive relative to other companies in the country or industry, and provided that the structure is appropriate within the market context. While stock-based compensation to outside directors is positive if moderate and appropriately structured, we are wary of significant stock option awards or other performance-based awards for outside directors, as well as provisions that could result in significant forfeiture of value on a director's decision to resign from a board (such forfeiture can undercut director independence).

       . Proposals for employee stock purchase plans that permit discounts up to 15%, but only for grants that are part of a broad-based employee plan, including all non-executive employees.

       . Proposals for the establishment of employee retirement and severance plans, provided that our research does not indicate that approval of the plan would be against shareholder interest.

      2. Shareholder proposals requiring shareholder approval of all severance agreements will not be supported, but proposals that require shareholder approval for agreements in excess of three times the annual compensation (salary and bonus) generally will be supported. We generally oppose shareholder proposals that would establish arbitrary caps on pay. We consider on a case-by-case basis shareholder proposals that seek to limit Supplemental Executive Retirement Plans (SERPs), but support such proposals where we consider SERPs to be excessive.

      3. Shareholder proposals advocating stronger and/or particular pay-for-performance models will be evaluated on a case-by-case basis, with consideration of the merits of the individual proposal within the context of the particular company and its labor markets, and the company's current and past practices. While we generally support emphasis on long-term components of senior executive pay and strong linkage of pay to performance, we consider whether a proposal may be overly prescriptive, and the impact of the proposal, if implemented as written, on recruitment and retention.

      4. We consider shareholder proposals for U.K.-style advisory votes on pay on a case-by-case basis.

      5. We generally support proposals advocating reasonable senior executive and director stock ownership guidelines and holding requirements for shares gained in option exercises.

      6. Management proposals effectively to re-price stock options are considered on a case-by-case basis. Considerations include the company's reasons and justifications for a re-pricing, the company's competitive position, whether senior executives and outside directors are excluded, potential cost to shareholders, whether the re-pricing or share exchange is on a value-for-value basis, and whether vesting requirements are extended.

   H. SOCIAL, POLITICAL AND ENVIRONMENTAL ISSUES. We consider proposals relating to social, political and environmental issues on a case-by-case basis to determine whether they will have a financial impact on shareholder value. However, we generally vote against proposals requesting reports that are duplicative, related to matters not material to the business, or that would impose unnecessary or excessive costs. We may abstain from voting on proposals that do not have a readily determinable financial impact on shareholder value. We generally oppose proposals requiring adherence to workplace standards that are not required or customary in market(s) to which the proposals relate.

   I. FUND OF FUNDS. Certain Funds advised by an MSIM Affiliate invest only in other MSIM Funds. If an underlying fund has a shareholder meeting, in order to avoid any potential conflict of interest, such proposals will be voted in the same proportion as the votes of the other shareholders of the underlying fund, unless otherwise determined by the Proxy Review Committee.

III. ADMINISTRATION OF POLICY

   The MSIM Proxy Review Committee (the "Committee") has overall responsibility for creating and implementing the Policy, working with an MSIM staff group (the "Corporate Governance Team"). The Committee, which is appointed by MSIM's Chief Investment Officer of Global Equities ("CIO"), consists of senior investment professionals who represent the different investment disciplines and geographic locations of the firm. Because proxy voting is an investment responsibility and impacts shareholder value, and because of their knowledge of companies and markets, portfolio managers and other members of investment staff play a key role in proxy voting, although the Committee has final authority over proxy votes.

   The Committee Chairperson is the head of the Corporate Governance Team, and is responsible for identifying issues that require Committee deliberation or ratification. The Corporate Governance Team, working with advice of investment teams and the Committee, is responsible for voting on routine items and on matters that can be addressed in line with these Policy guidelines. The Corporate Governance Team has responsibility for voting case-by-case where guidelines and precedent provide adequate guidance, and to refer other case-by-case decisions to the Proxy Review Committee.

   The Committee will periodically review and have the authority to amend, as necessary, the Policy and establish and direct voting positions consistent with the Client Proxy Standard.

   A. COMMITTEE PROCEDURES

   The Committee will meet at least monthly to (among other matters) address any outstanding issues relating to the Policy or its implementation. The Corporate Governance Team will timely communicate to ISS MSIM's Policy (and any amendments and/or any additional guidelines or procedures the Committee may adopt).

   The Committee will meet on an ad hoc basis to (among other matters):
(1) authorize "split voting" (i.e., allowing certain shares of the same issuer that are the subject of the same proxy solicitation and held by one or more MSIM portfolios to be voted differently than other shares) and/or "override voting" (i.e., voting all MSIM portfolio shares in a manner contrary to the Policy); (2) review and approve upcoming votes, as appropriate, for matters for which specific direction has been provided in this Policy; and (3) determine how to vote matters for which specific direction has not been provided in this Policy.

   Members of the Committee may take into account Research Providers' recommendations and research as well as any other relevant information they may request or receive, including portfolio manager and/or analyst research, as applicable. Generally, proxies related to securities held in accounts that are managed pursuant to quantitative, index or index-like strategies ("Index Strategies") will be voted in the same manner as those held in actively managed accounts, unless economic interests of the accounts differ. Because accounts managed using Index Strategies are passively managed accounts, research from portfolio managers and/or analysts related to securities held in these accounts may not be available. If the affected securities are held only in accounts that are managed pursuant to Index Strategies, and the proxy relates to a matter that is not described in this Policy, the Committee will consider all available information from the Research Providers, and to the extent that the holdings are significant, from the portfolio managers and/or analysts.

   B. MATERIAL CONFLICTS OF INTEREST

   In addition to the procedures discussed above, if the Committee determines that an issue raises a material conflict of interest, the Committee will request a special committee to review, and recommend a course of action with respect to, the conflict(s) in question ("Special Committee").

   The Special Committee shall be comprised of the Chairperson of the Proxy Review Committee, the Chief Compliance Officer or his/her designee, a senior portfolio manager (if practicable, one who is a member of the Proxy Review Committee) designated by the Proxy Review Committee, and MSIM's relevant Chief Investment Officer or his/her designee, and any other persons deemed necessary by the Chairperson. The Special Committee may request the assistance of MSIM's General Counsel or his/her designee who will have sole discretion to cast a vote. In addition to the research provided by Research Providers, the Special Committee may request analysis from MSIM Affiliate investment professionals and outside sources to the extent it deems appropriate.

   C. IDENTIFICATION OF MATERIAL CONFLICTS OF INTEREST

   A potential material conflict of interest could exist in the following situations, among others:

      1. The issuer soliciting the vote is a client of MSIM or an affiliate of MSIM and the vote is on a material matter affecting the issuer.

      2. The proxy relates to Morgan Stanley common stock or any other security issued by Morgan Stanley or its affiliates except if echo voting is used, as with MSIM Funds, as described herein.

      3. Morgan Stanley has a material pecuniary interest in the matter submitted for a vote (e.g., acting as a financial advisor to a party to a merger or acquisition for which Morgan Stanley will be paid a success fee if completed).

   If the Chairperson of the Committee determines that an issue raises a potential material conflict of interest, depending on the facts and circumstances, the Chairperson will address the issue as follows:

      1. If the matter relates to a topic that is discussed in this Policy, the proposal will be voted as per the Policy.

      2. If the matter is not discussed in this Policy or the Policy indicates that the issue is to be decided case-by-case, the proposal will be voted in a manner consistent with the Research Providers, provided that all the Research Providers have the same recommendation, no portfolio manager objects to that vote, and the vote is consistent with MSIM's Client Proxy Standard.

      3. If the Research Providers' recommendations differ, the Chairperson will refer the matter to the Committee to vote on the proposal. If the Committee determines that an issue raises a material conflict of interest, the Committee will request a Special Committee to review and recommend a course of action, as described above. Notwithstanding the above, the Chairperson of the Committee may request a Special Committee to review a matter at any time as he/she deems necessary to resolve a conflict.

   D. PROXY VOTING REPORTING

   The Committee and the Special Committee, or their designee(s), will document in writing all of their decisions and actions, which documentation will be maintained by the Committee and the Special Committee, or their designee(s), for a period of at least 6 years. To the extent these decisions relate to a security held by an MSIM Fund, the Committee and Special Committee, or their designee(s), will report their decisions to each applicable Board of Trustees/Directors of those Funds at each Board's next regularly scheduled Board meeting. The report will contain information concerning decisions made by the Committee and Special Committee during the most recently ended calendar quarter immediately preceding the Board meeting.

   The Corporate Governance Team will timely communicate to applicable portfolio managers and to ISS, decisions of the Committee and Special Committee so that, among other things, ISS will vote proxies consistent with their decisions.

   MSIM will promptly provide a copy of this Policy to any client requesting it. MSIM will also, upon client request, promptly provide a report indicating how each proxy was voted with respect to securities held in that client's account.

   MSIM's Legal Department is responsible for filing an annual Form N-PX on behalf of each MSIM Fund for which such filing is required, indicating how all proxies were voted with respect to such Fund's holdings.

APPENDIX A

   The following procedures apply to accounts managed by Morgan Stanley AIP GP LP ("AIP").

   Generally, AIP will follow the guidelines set forth in Section II of MSIM's Proxy Voting Policy and Procedures. To the extent that such guidelines do not provide specific direction, or AIP determines that consistent with the Client Proxy Standard, the guidelines should not be followed, the Proxy Review Committee has delegated the voting authority to vote securities held by accounts managed by AIP to the Liquid Markets investment team and the Private Markets investment team of AIP. A summary of decisions made by the investment teams will be made available to the Proxy Review Committee for its information at the next scheduled meeting of the Proxy Review Committee.

   In certain cases, AIP may determine to abstain from determining (or recommending) how a proxy should be voted (and therefore abstain from voting such proxy or recommending how such proxy should be voted), such as where the expected cost of giving due consideration to the proxy does not justify the potential benefits to the affected account(s) that might result from adopting or rejecting (as the case may be) the measure in question.

Waiver of Voting Rights

   For regulatory reasons, AIP may either 1) invest in a class of securities of an underlying fund (the "Fund") that does not provide for voting rights; or 2) waive 100% of its voting rights with respect to the following:

      1. Any rights with respect to the removal or replacement of a director, general partner, managing member or other person acting in a similar capacity for or on behalf of the Fund (each individually a "Designated Person," and collectively, the "Designated Persons"), which may include, but are not limited to, voting on the election or removal of a Designated Person in the event of such Designated Person's death, disability, insolvency, bankruptcy, incapacity, or other event requiring a vote of interest holders of the Fund to remove or replace a Designated Person; and

      2. Any rights in connection with a determination to renew, dissolve, liquidate, or otherwise terminate or continue the Fund, which may include, but are not limited to, voting on the renewal, dissolution, liquidation, termination or continuance of the Fund upon the occurrence of an event described in the Fund's organizational documents; provided, however, that, if the Fund's organizational documents require the consent of the Fund's general partner or manager, as the case may be, for any such termination or continuation of the Fund to be effective, then AIP may exercise its voting rights with respect to such matter.

APPENDIX B

   The following procedures apply to the portion of the Van Kampen Dynamic Credit Opportunities Fund ("VK Fund") sub advised by Avenue Europe International Management, L.P. ("Avenue"). (The portion of the VK Fund managed solely by Van Kampen Asset Management will continue to be subject to MSIM's Policy.)

      1. Generally: With respect to Avenue's portion of the VK Fund, the Board of Trustees of the VK Fund will retain sole authority and responsibility for proxy voting. The Adviser's involvement in the voting process of Avenue's portion of the VK Fund is a purely administrative function, and serves to execute and deliver the proxy voting decisions made by the VK Fund Board in connection with the Avenue portion of the VK Fund, which may, from time to time, include related administrative tasks such as receiving proxies, following up on missing proxies, and collecting data related to proxies. As such, the Adviser shall not be deemed to have voting power or shared voting power with Avenue with respect to Avenue's portion of the Fund.

      2. Voting Guidelines: All proxies, with respect to Avenue's portion of the VK Fund, will be considered by the VK Fund Board or such subcommittee as the VK Fund Board may designate from time to time for determination and voting approval. The VK Board or its subcommittee will timely communicate to MSIM's Corporate Governance Group its proxy voting decisions, so that among other things the votes will be effected consistent with the VK Board's authority.

      3. Administration: The VK Board or its subcommittee will meet on an adhoc basis as may be required from time to time to review proxies that require its review and determination. The VK Board or its subcommittee will document in writing all of its decisions and actions which will be maintained by the VK Fund, or its designee(s), for a period of at least 6 years. If a subcommittee is designated, a summary of decisions made by such subcommittee will be made available to the full VK Board for its information at its next scheduled respective meetings.

                            OPPENHEIMERFUNDS, INC.
                               OPPENHEIMERFUNDS
                PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES
                         (AS OF DECEMBER 5, 2005) AND
                PROXY VOTING GUIDELINES (AS OF AUGUST 30, 2007)

   These Portfolio Proxy Voting Policies and Procedures, which include the attached "OppenheimerFunds Proxy Voting Guidelines" (the "Guidelines"), set forth the proxy voting policies, procedures and guidelines to be followed by OppenheimerFunds, Inc. ("OFI") in voting portfolio proxies relating to securities held by clients, including registered investment companies advised or sub-advised by OFI ("Fund(s)").

A. FUNDS FOR WHICH OFI HAS PROXY VOTING RESPONSIBILITY

   OFI Funds. Each Board of Directors/Trustees of the Funds advised by OFI (the "OFI Fund Board(s)") has delegated to OFI the authority to vote portfolio proxies pursuant to these Policies and Procedures and subject to Board supervision.

   Sub-Advised Funds. OFI also serves as an investment sub-adviser for a number of other non-OFI funds not overseen by the OFI Fund Boards ("Sub-Advised Funds"). Pursuant to contractual arrangements between OFI and many of those Sub-Advised Funds' managers, OFI is responsible for portfolio proxy voting of the portfolio proxies held by those Sub-Advised Funds.


   Tremont Funds (Funds-of-Hedge Funds). Certain OFI Funds are structured as funds-of-hedge funds (the "Tremont Funds") and invest their assets primarily in underlying private investment partnerships and similar investment vehicles ("portfolio funds"). These Tremont Funds have delegated voting of portfolio proxies (if any) for their portfolio holdings to OFI. OFI, in turn, has delegated the proxy voting responsibility to Tremont Partners, Inc., the investment manager of the Tremont Funds.


   The underlying portfolio funds, however, typically do not solicit votes from their interest holders (such as the Tremont Funds). Therefore, the Tremont Funds' interests (or shares) in those underlying portfolio funds are not considered to be "voting securities" and generally would not be subject to these Policies and Procedures. However, in the unlikely event that an underlying portfolio fund does solicit the vote or consent of its interest holders, the Tremont Funds and Tremont Partners, Inc. have adopted these Policies and Procedures and will vote in accordance with these Policies and Procedures.

B. PROXY VOTING COMMITTEE

   OFI's internal proxy voting committee (the "Committee") is responsible for overseeing the proxy voting process and ensuring that OFI and the Funds meet their regulatory and corporate governance obligations for voting of portfolio proxies.

   The Committee shall adopt a written charter that outlines its responsibilities and any amendments to the charter shall be provided to the Boards at the Boards' next regularly scheduled meetings.

   The Committee also shall receive and review periodic reports prepared by the proxy voting agent regarding portfolio proxies and related votes cast. The Committee shall oversee the proxy voting agent's compliance with these Policies and Procedures and the Guidelines, including any deviations by the proxy voting agent from the Guidelines.

   The Committee will meet on a regular basis and may act at the direction of two or more of its voting members provided one of those members is the Legal Department or Compliance Department representative. The Committee will maintain minutes of Committee meetings and provide regular reports to the OFI Fund Boards.

C. ADMINISTRATION AND VOTING OF PORTFOLIO PROXIES

   1. FIDUCIARY DUTY AND OBJECTIVE

   As an investment adviser that has been granted the authority to vote portfolio proxies, OFI owes a fiduciary duty to the Funds to monitor corporate events and to vote portfolio proxies consistent with the best interests of the Funds and their shareholders. In this regard, OFI seeks to ensure that all votes are free from unwarranted and inappropriate influences. Accordingly, OFI generally votes portfolio proxies in a uniform manner for the Funds and in accordance with these Policies and Procedures and the Guidelines.

   In meeting its fiduciary duty, OFI generally undertakes to vote portfolio proxies with a view to enhancing the value of the company's stock held by the Funds. Similarly, when voting on matters for which the Guidelines dictate a vote be decided on a case-by-case basis, OFI's primary consideration is the economic interests of the Funds and their shareholders.

   2. PROXY VOTING AGENT

   On behalf of the Funds, OFI retains an independent, third party proxy voting agent to assist OFI in its proxy voting responsibilities in accordance with these Policies and Procedures and, in particular, with the Guidelines. As discussed above, the Committee is responsible for monitoring the proxy voting agent.

   In general, OFI may consider the proxy voting agent's research and analysis as part of OFI's own review of a proxy proposal in which the Guidelines recommend that the vote be considered on a case-by-case basis. OFI bears ultimate responsibility for how portfolio proxies are voted. Unless instructed otherwise by OFI, the proxy voting agent will vote each portfolio proxy in accordance with the Guidelines. The proxy voting agent also will assist OFI in maintaining records of OFI's and the Funds' portfolio proxy votes, including the appropriate records necessary for the Funds' to meet their regulatory obligations regarding the annual filing of proxy voting records on Form N-PX with the SEC.

   3. MATERIAL CONFLICTS OF INTEREST

   OFI votes portfolio proxies without regard to any other business relationship between OFI (or its affiliates) and the company to which the portfolio proxy relates. To this end, OFI must identify material conflicts of interest that may arise between the interests of a Fund and its shareholders and OFI, its affiliates or their business relationships. A material conflict of interest may arise from a business relationship between a portfolio company or its affiliates (together the "company"), on one hand, and OFI or any of its affiliates (together "OFI"), on the other, including, but not limited to, the following relationships:

    . OFI provides significant investment advisory or other services to a company whose management is soliciting proxies or OFI is seeking to provide such services;

    . an officer of OFI serves on the board of a charitable organization that receives charitable contributions from the company and the charitable organization is a client of OFI;

    . a company that is a significant selling agent of OFI's products and services solicits proxies;

    . OFI serves as an investment adviser to the pension or other investment account of the portfolio company or OFI is seeking to serve in that capacity; or

    . OFI and the company have a lending or other financial-related relationship.

   In each of these situations, voting against company management's recommendation may cause OFI a loss of revenue or other benefit.

   OFI and its affiliates generally seek to avoid such material conflicts of interest by maintaining separate investment decision making processes to prevent the sharing of business objectives with respect to proposed or actual actions regarding portfolio proxy voting decisions. This arrangement alone, however, is insufficient to assure that material conflicts of interest do not influence OFI's voting of portfolio proxies. To minimize this possibility, OFI and the Committee employ the following procedures:

    . If the proposal that gives rise to a material conflict is specifically addressed in the Guidelines, OFI will vote the portfolio proxy in accordance with the Guidelines, provided that the Guidelines do not provide discretion to OFI on how to vote on the matter (I.E., case-by-case);

    . If the proposal that gives rise to a potential conflict is not specifically addressed in the Guidelines or provides discretion to OFI on how to vote, OFI will vote in accordance with its proxy voting agent's general recommended guidelines on the proposal provided that OFI has reasonably determined there is no conflict of interest on the part of the proxy voting agent;

    . If neither of the previous two procedures provides an appropriate voting recommendation, OFI may retain an independent fiduciary to advise OFI on how to vote the proposal; or the Committee may determine that voting on the particular proposal is impracticable and/or is outweighed by the cost of voting and direct OFI to abstain from voting.

   4. CERTAIN FOREIGN SECURITIES

   Portfolio proxies relating to foreign securities held by the Funds are subject to these Policies and Procedures. In certain foreign jurisdictions, however, the voting of portfolio proxies can result in additional restrictions that have an economic impact or cost to the security, such as "share-blocking." Share-blocking would prevent OFI from selling the shares of the foreign security for a period of time if OFI votes the portfolio proxy relating to the foreign security. In determining whether to vote portfolio proxies subject to such restrictions, OFI, in consultation with the Committee, considers whether the vote, either itself or together with the votes of other shareholders, is expected to have an effect on the value of the investment that will outweigh the cost of voting. Accordingly, OFI may determine not to vote such securities. If OFI determines to vote a portfolio proxy and during the "share-blocking period" OFI would like to sell an affected foreign security for one or more Funds, OFI, in consultation with the Committee, will attempt to recall the shares (as allowable within the market time-frame and practices).

   5. SECURITIES LENDING PROGRAMS

   The Funds may participate in securities lending programs with various counterparties. Under most securities lending arrangements, proxy voting rights during the lending period generally are transferred to the borrower, and thus proxies received in connection with the securities on loan may not be voted by the lender (I.E., the Fund) unless the loan is recalled. Alternatively, some securities lending programs use contractual arrangements among the lender, borrower and counterparty to arrange for the borrower to vote the proxies in accordance with instructions from the lending Fund.

   If a Fund participates in a securities lending program, OFI will attempt to recall the recall the Funds' portfolio securities on loan and vote proxies relating to such securities if OFI determines that the votes involve matters that would have a material effect on the Fund's investment in such loaned securities.

   6. SHARES OF REGISTERED INVESTMENT COMPANIES (FUND OF FUNDS)

   Certain OFI Funds are structured as funds of funds and invest their assets primarily in other underlying OFI Funds (the "Fund of Funds"). Accordingly, the Fund of Fund is a shareholder in the underlying OFI Funds and may be requested to vote on a matter pertaining to those underlying OFI Funds. With respect to any such matter, the Fund of Funds will vote its shares in the underlying OFI Fund in the same proportion as the vote of all other shareholders in that underlying OFI Fund (sometimes called "mirror" or "echo" voting).

   D. FUND BOARD REPORTS AND RECORDKEEPING

   OFI will prepare periodic reports for submission to the Board describing:

    . any issues arising under these Policies and Procedures since the last report to the Board and the resolution of such issues, including but not limited to, information about conflicts of interest not addressed in the Policies and Procedures; and

    . any proxy votes taken by OFI on behalf of the Funds since the last report to the Board which were deviations from the Policies and Procedures and the reasons for any such deviations.

   In addition, no less frequently than annually, OFI will provide the Boards a written report identifying any recommended changes in existing policies based upon OFI's experience under these Policies and Procedures, evolving industry practices and developments in applicable laws or regulations.

   OFI will maintain all records required to be maintained under, and in accordance with, the Investment Company Act of 1940 and the Investment Advisers Act of 1940 with respect to OFI's voting of portfolio proxies, including, but not limited to:

    .  these Policies and Procedures, as amended from time to time;

    . Records of votes cast with respect to portfolio proxies, reflecting the information required to be included in Form N-PX;

    . Records of written client requests for proxy voting information and any written responses of OFI to such requests; and

    . Any written materials prepared by OFI that were material to making a decision in how to vote, or that memorialized the basis for the decision.

   E. AMENDMENTS TO THESE PROCEDURES

   In addition to the Committee's responsibilities as set forth in the Committee's Charter, the Committee shall periodically review and update these Policies and Procedures as necessary. Any amendments to these Procedures and Policies (including the Guidelines) shall be provided to the Boards for review, approval and ratification at the Boards' next regularly scheduled meetings.

   F. PROXY VOTING GUIDELINES

   The Guidelines adopted by the Boards of the Funds are attached as Appendix
A. The importance of various issues shifts as political, economic and corporate governance issues come to the forefront and then recede. Accordingly, the Guidelines address the issues OFI has most frequently encountered in the past several years.

APPENDIX A

                 OPPENHEIMERFUNDS, INC. AND OPPENHEIMER FUNDS

                       PORTFOLIO PROXY VOTING GUIDELINES

                            (AS OF AUGUST 30, 2007)

1. OPERATIONAL ITEMS

   1.1 Amend Quorum Requirements.

    . Vote AGAINST proposals to reduce quorum requirements for shareholder meetings below a majority of the shares outstanding unless there are compelling reasons to support the proposal.

   1.2 Amend Minor Bylaws.

    . Vote FOR bylaw or charter changes that are of a housekeeping nature (updates or corrections).

   1.3 Change Company Name.

    .  Vote WITH Management

   1.4 Change Date, Time, or Location of Annual Meeting.

    . Vote FOR management proposals to change the date/time/location of the annual meeting unless the proposed change is unreasonable.

    . Vote AGAINST shareholder proposals to change the date/time/location of the annual meeting unless the current scheduling or location is unreasonable.

   1.5 Transact Other Business.

    . Vote AGAINST proposals to approve other business when it appears as voting item.

AUDITORS

   1.6 Ratifying Auditors

    .  Vote FOR Proposals to ratify auditors, unless any of the following apply:

       . An auditor has a financial interest in or association with the company, and is therefore not independent.

       .  Fees for non-audit services are excessive.

       . There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company's financial position.

    . Vote AGAINST shareholder proposals asking companies to prohibit or limit their auditors from engaging in non-audit services.

    .  Vote AGAINST shareholder proposals asking for audit firm rotation.

    . Vote on a CASE-BY-CASE basis on shareholder proposals asking the company to discharge the auditor(s).

    . Proposals are adequately covered under applicable provisions of Sarbanes-Oxley Act or NYSE or SEC regulations.

2.0 THE BOARD OF DIRECTORS

   2.1 Voting on Director Nominees

    . Vote on director nominees should be made on a CASE-BY-CASE basis, examining the following factors:

       .  Composition of the board and key board committees

       .  Attendance at board meetings

       .  Corporate governance provisions and takeover activity

       .  Long-term company performance relative to a market index

       .  Directors' investment in the company

       .  Whether the chairman is also serving as CEO

       .  Whether a retired CEO sits on the board

    . WITHHOLD VOTES: However, there are some actions by directors that should result in votes being WITHHELD. These instances include directors who:

       . Attend less than 75% of the board and committee meetings without a valid excuse.

       .  Implement or renew a dead-hand or modified dead-hand poison pill

       . Ignore a shareholder proposal that is approved by a majority of the shares outstanding.

       . Ignore a shareholder proposal that is approved by a majority of the votes cast for two consecutive years.

       . Failed to act on takeover offers where the majority of the shareholders tendered their shares.

       . Are inside directors or affiliated outsiders; and sit on the audit, compensation, or nominating committees or the company does not have one of these committees.

       . Are audit committee members; and the non-audit fees paid to the auditor are excessive.

       . Enacted egregious corporate governance policies or failed to replace management as appropriate.

       . Are inside directors or affiliated outside directors; and the full board is less than majority independent.

       . Are CEOs of public companies who serve on more than three public company boards, i.e., more than two public company boards other than their own board. (The term "public company" excludes an investment company.)

       . Serve on more than six public company boards. (The term "public company" excludes an investment company.)

    . Additionally, the following should result in votes being WITHHELD (except from new nominees):

       . If the director(s) receive more than 50% withhold votes of votes cast and the issue that was the underlying cause of the high level of withhold votes in the prior election has not been addressed.

       . If the company has adopted or renewed a poison pill without shareholder approval since the company's last annual meeting, does not put the pill to a vote at the current annual meeting, and there is no requirement to put the pill to shareholder vote within 12 months of its adoption. If a company that triggers this policy commits to putting its pill to a shareholder vote within 12 months of its adoption, OFI will not recommend a WITHHOLD vote.

   2.2 Board Size

    . Vote on a CASE-BY-CASE basis on shareholder proposals to maintain or improve ratio of independent versus non-independent directors.

    . Vote FOR proposals seeking to fix the board size or designate a range for the board size.

    . Vote on a CASE-BY-CASE basis on proposals that give management the ability to alter the size of the board outside of a specified range without shareholder approval.

   2.3 Classification/Declassification of the Board

    .  Vote AGAINST proposals to classify the board.

    . Vote FOR proposals to repeal classified boards and to elect all directors annually. In addition, if 50% of shareholders request repeal of the classified board and the board remains classified, withhold votes for those directors at the next meeting at which directors are elected.

   2.4 Cumulative Voting

    .  Vote FOR proposal to eliminate cumulative voting.

   2.5 Require Majority Vote for Approval of Directors

    . Vote AGAINST proposal to require majority vote approval for election of directors

   2.6 Director and Officer Indemnification and Liability Protection

    . Proposals on director and officer indemnification and liability protection should be evaluated on a CASE-BY-CASE basis, using Delaware law as the standard.

    . Vote FOR proposals to eliminate entirely directors' and officers' liability for monetary damages for violating the duty of care, provided the liability for gross negligence is not eliminated.

    . Vote FOR indemnification proposals that would expand coverage beyond just legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligation than mere carelessness, provided coverage is not provided for gross negligence acts.

    . Vote FOR only those proposals providing such expanded coverage in cases when a director's or officer's legal defense was unsuccessful if both of the following apply:

       . The director was found to have acted in good faith and in a manner that he reasonable believed was in the best interests of the company, and

       .  Only if the director's legal expenses would be covered.

   2.7 Establish/Amend Nominee Qualifications

    . Vote on a CASE-BY-CASE basis on proposals that establish or amend director qualifications.

    . Votes should be based on how reasonable the criteria are and to what degree they may preclude dissident nominees from joining the board.

    . Vote AGAINST shareholder proposals requiring two candidates per board seat.

   2.8 Filling Vacancies/Removal of Directors.

    . Vote AGAINST proposals that provide that directors may be removed only for cause.

    . Vote FOR proposals to restore shareholder ability to remove directors with or without cause.

    . Vote AGAINST proposals that provide that only continuing directors may elect replacements to fill board vacancies.

    . Vote FOR proposals that permit shareholders to elect directors to fill board vacancies.

   2.9 Independent Chairman (Separate Chairman/CEO)

    . Generally vote FOR shareholder proposals requiring the position of chairman to be filled by an independent director unless there are compelling reasons to recommend against the proposal such as a counterbalancing governance structure. This should include all of the following:

       . Designated lead director, elected by and from the independent board members with clearly delineated and comprehensive duties

       .  Two-thirds independent board

       .  All-independent key committees

       .  Established governance guidelines

       . The company should not have underperformed its peers and index on a one-year and three-year basis, unless there has been a change in the Chairman/CEO position within that time. Performance will be measured according to shareholder returns against index and peers from the performance summary table.

   2.10 Majority of Independent Directors/Establishment of Committees

    . Vote FOR shareholder proposals asking that a majority of directors be independent but vote CASE-BY-CASE on proposals that more than a majority of directors be independent. NYSE and NASDAQ already require that listed companies have a majority of independent directors.

    . Vote FOR shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors if they currently do not meet that standard.

   2.11 Open Access

    . Vote CASE-BY-CASE on shareholder proposals asking for open access taking into account the ownership threshold specified in the proposal and the proponent's rationale for targeting the company in terms of board and director conduct. (At the time of these policies, the SEC's proposed rule in 2003 on Security Holder Director Nominations remained outstanding.)

   2.12 Stock Ownership Requirements

    . Vote on a CASE-BY-CASE basis on shareholder proposals that mandate a minimum amount of stock that a director must own in order to qualify as a director or to remain on the board. While stock ownership on the part of directors is favored, the company should determine the appropriate ownership requirement.

    . Vote on a CASE-BY-CASE basis on shareholder proposals asking companies to adopt holding periods or retention ratios for their executives, taking into account:

       . Whether the company has any holding period, retention ratio or officer ownership requirements in place. These should consist of:
          Rigorous stock ownership guidelines or short-term holding period requirement (six months to one year) coupled with a significant long-term ownership requirement or a meaningful retention ratio.

       . Actual officer stock ownership and the degree to which it meets or exceeds the proponent's suggested holding period/retention ratio or the company's own stock ownership or retention requirements.

   2.13 Age or Term Limits

    . Vote AGAINST shareholder or management proposals to limit the tenure of directors either through term limits or mandatory retirement ages. OFI views as management decision.

3.0 PROXY CONTESTS

   3.1 Voting for Director Nominees in Contested Elections

    . Votes in a contested election of directors must be evaluated on a CASE-BY-CASE basis considering the following factors:

       . Long-term financial performance of the target company relative to its industry

       .  Management's track record

       .  Background to the proxy contest

       .  Qualifications of director nominees (both slates)

       . Evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met

       .  Stock ownership position

   3.2 Reimbursing Proxy Solicitation Expenses

    . Voting to reimburse proxy solicitation expenses should be analyzed on a CASE-BY-CASE basis. In cases, which OFI recommends in favor of the dissidents, OFI also recommends voting for reimbursing proxy solicitation expenses.

   3.3 Confidential Voting

    . Vote AGAINST shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators and use independent inspectors of election.

    . If a proxy solicitor loses the right to inspect individual proxy cards in advance of a meeting, this could result in many cards being voted improperly (wrong signatures, for example) or not at all, with the result that companies fail to reach a quorum count at their annual meetings, and therefore these companies to incur the expense of second meetings or votes.

4.0 ANTITAKEOVER DEFENSES AND VOTING RELATED ISSUES

   4.1 Advance Notice Requirements for Shareholder Proposals/Nominations.

    . Votes on advance notice proposals are determined on a CASE-BY-CASE basis, generally giving support to those proposals which allow shareholders to submit proposals as close to the meeting date as reasonably possible and within the broadest window possible.

   4.2 Amend Bylaws without Shareholder Consent

    . Vote AGAINST proposals giving the board exclusive authority to amend the bylaws.

    . Vote FOR proposals giving the board the ability to amend the bylaws in addition to shareholders.

   4.3 Poison Pills

    . Generally vote FOR shareholder proposals requesting to put extraordinary benefits contained in Supplemental Executive Retirement Plan agreements to a shareholder vote unless the company's executive pension plans do not contain excessive benefits beyond what is offered under employee-wide plans.

    . Vote AGAINST proposals that increase authorized common stock fro the explicit purpose of implementing a shareholder rights plan (poison pill).

    . Vote FOR share holder proposals requesting that the company submit its poison pill to a shareholder vote or redeem it.

    . Vote FOR shareholder proposals asking that any future pill be put to a shareholder vote.

   4.4 Shareholder Ability to Act by Written Consent

    . Vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent.

    . Vote FOR proposals to allow or make easier shareholder action by written consent.

   4.5 Shareholder Ability to Call Special Meetings

    . Vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings.

    . Vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.

   4.6 Establish Shareholder Advisory Committee

    .  Vote WITH Management

   4.7 Supermajority Vote Requirements

    .  Vote AGAINST proposals to require a supermajority shareholder vote.

    .  Vote FOR proposals to lower supermajority vote requirements.

5.0 MERGERS AND CORPORATE RESTRUCTURINGS

   5.1 Appraisal Rights

    . Vote FOR proposals to restore, or provide shareholders with, rights of appraisal.

   5.2 Asset Purchases

    . Vote CASE-BY-CASE on asset purchase proposals, considering the following factors:

       .  Purchase price

       .  Fairness opinion

       .  Financial and strategic benefits

       .  How the deal was negotiated

       .  Conflicts of interest

       .  Other alternatives for the business

       .  Non-completion risk

   5.3 Asset Sales

    . Vote CASE-BY-CASE on asset sale proposals, considering the following factors:

       .  Impact on the balance sheet/working capital

       .  Potential elimination of diseconomies

       .  Anticipated financial and operating benefits

       .  Anticipated use of funds

       .  Value received for the asset

       .  Fairness opinion

       .  How the deal was negotiated

       .  Conflicts of interest

   5.4 Bundled Proposals

    . Review on a CASE-BY-CASE basis on bundled or "conditioned" proxy proposals. In the case of items that are conditioned upon each other, examine the benefits and costs of the packaged items. In instances when the joint effect of the conditioned items is not in shareholders' best interests, vote against the proposals. If the combined effect is positive, support such proposals.

   5.5 Conversion of Securities

    . Votes on proposals regarding conversion of securities are determined on a CASE-BY-CASE basis. When evaluating these proposals, the investor should review the dilution to existing shareholders, the conversion price relative to the market value, financial issues, control issues, termination penalties, and conflicts of interest.

   5.6 Corporate Reorganization/Debt Restructuring/Prepackaged Bankruptcy Plans/Reverse Leveraged Buyouts/Wrap Plans

    . Votes on proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan are determined on a CASE-BY-CASE basis, taking into consideration the following:

       .  Dilution to existing shareholders' position

       .  Terms of the offer

       .  Financial issues

       .  Management's efforts to pursue other alternatives

       .  Control issues

       .  Conflicts of interest

    . Vote CASE-BY-CASE on the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.

   5.7 Formation of Holding Company

    . Votes on proposals regarding the formation of a holding company should be determined on a CASE-BY-CASE basis, taking into consideration the following:

       .  The reasons for the change

       .  Any financial or tax benefits

       .  Regulatory benefits

       .  Increases in capital structure

       .  Changes to the articles of incorporation or bylaws of the company.

    . Absent compelling financial reasons to recommend the transaction, vote AGAINST the formation of a holding company if the transaction would include either of the following:

       . Increases in common or preferred stock in excess of the allowable maximum as calculated by the ISS Capital Structure Model.

       .  Adverse changes in shareholder rights.

   5.8 Going Private Transactions (LBOs and Minority Squeezeouts)

    . Votes on going private transactions on a CASE-BY-CASE basis, taking into account the following:

       .  Offer price/premium

       .  Fairness opinion

       .  How the deal was negotiated

       .  Conflicts of interests

       .  Other alternatives/offers considered

       .  Non-completion risk

   5.9 Joint Venture

    . Votes on a CASE-BY-CASE basis on proposals to form joint ventures, taking into account the following:

       .  Percentage of assets/business contributed

       .  Percentage of ownership

       .  Financial and strategic benefits

       .  Governance structure

       .  Conflicts of interest

       .  Other alternatives

       .  Non-completion risk

   5.10 Liquidations

    . Votes on liquidations should be made on a CASE-BY-CASE basis after reviewing management's efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation.

    . Vote on a CASE-BY-CASE basis, if the company will file for bankruptcy if the proposal is not approved.

   5.11 Mergers and Acquisitions/Issuance of Shares to Facilitate Merger or Acquisition

    . Votes on mergers and acquisitions should be considered on a CASE-BY-CASE basis, determining whether the transaction enhances shareholder value by giving consideration to the following:

       . Prospects of the combined company, anticipated financial and operating benefits

       .  Offer price (premium or discount)

       .  Fairness opinion

       .  How the deal was negotiated

       .  Changes in corporate governance

       .  Change in the capital structure

       .  Conflicts of interest

   5.12 Private Placements/Warrants/Convertible Debenture

    . Votes on proposals regarding private placements should be determined on a CASE-BY-CASE basis. When evaluating these proposals the invest should review:

       .  Dilution to existing shareholders' position

       .  Terms of the offer

       .  Financial issues

       .  Management's efforts to pursue other alternatives

       .  Control issues

       .  Conflicts of interest

   5.13 Spinoffs

    . Votes on spinoffs should be considered on a CASE-BY-CASE basis depending on:

       .  Tax and regulatory advantages

       .  Planned use of the sale proceeds

       .  Valuation of spinoff

       .  Fairness opinion

       .  Benefits to the parent company

       .  Conflicts of interest

       .  Managerial incentives

       .  Corporate governance changes

       .  Changes in the capital structure

   5.14 Value Maximization Proposals

    . Votes on a CASE-BY-CASE basis on shareholder proposals seeking to maximize shareholder value by hiring a financial advisor to explore strategic alternatives, selling the company or liquidating the company and distributing the proceeds to shareholders. These proposals should be evaluated based on the following factors: prolonged poor performance with no turnaround in sight, signs of entrenched board and management, strategic plan in place for improving value, likelihood of receiving reasonable value in a sale or dissolution and whether the company is actively exploring its strategic options, including retaining a financial advisor.

   5.15 Severance Agreements that are Operative in Event of Change in Control

    . Review CASE-BY-CASE, with consideration give to ISS "transfer-of-wealth" analysis. (See section 8.2)

6.0 STATE OF INCORPORATION

   6.1 Control Share Acquisition Provisions

    . Vote FOR proposals to opt out of control share acquisition statutes unless doing so would enable the completion of a takeover that would be detrimental to shareholders.

    . Vote AGAINST proposals to amend the charter to include control share acquisition provisions.

    .  Vote FOR proposals to restore voting rights to the control shares.

   6.2 Control Share Cashout Provisions

    .  Vote FOR proposals to opt out of control share cashout statutes.

   6.3 Disgorgement Provisions

    .  Vote FOR proposals to opt out of state disgorgement provisions.

   6.4 Fair Price Provisions

    . Vote proposals to adopt fair price provisions on a CASE-BY-CASE basis, evaluating factors such as the vote required to approve the proposed acquisition, the vote required to repeal the fair price provision, and the mechanism for determining the fair price.

    . Generally vote AGAINST fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.

   6.5 Freezeout Provisions

    .  Vote FOR proposals to opt out of state freezeout provisions.

   6.6 Greenmail

    . Vote FOR proposals to adopt anti-greenmail charter of bylaw amendments or otherwise restrict a company's ability to make greenmail payments.

    . Review on a CASE-BY-CASE basis on anti-greenmail proposals when they are bundled with other charter or bylaw amendments.

   6.7 Reincorporation Proposals

    . Proposals to change a company's state of incorporation should be evaluated on a CASE-BY-CASE basis, giving consideration to both financial and corporate governance concerns, including the reasons for reincorporating, a comparison of the governance provisions, and a comparison of the jurisdictional laws.

    . Vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.

   6.8 Stakeholder Provisions

    . Vote AGAINST proposals that ask the board to consider non-shareholder constituencies or other non-financial effects when evaluating a merger or business combination.

   6.9 State Anti-takeover Statutes

    . Review on a CASE-BY-CASE basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, anti-greenmail provisions, and disgorgement provisions).

7.0 CAPITAL STRUCTURE

   7.1 Adjustments to Par Value of Common Stock

    .  Vote FOR management proposals to reduce the par value of common stock.

   7.2 Common Stock Authorization

    . Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a CASE-BY-CASE basis using a model developed by ISS.

    . Vote AGAINST proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights.

    . Vote FOR proposals to approve increases beyond the allowable increase when a company's shares are in danger of being delisted or if a company's ability to continue to operate as a going concern is uncertain.

   7.3 Dual-Class Stock

    . Vote AGAINST proposals to create a new class of common stock with superior voting rights.

    . Vote FOR proposals to create a new class of non-voting or sub-voting common stock if:

       . It is intended for financing purposes with minimal or no dilution to current shareholders

       . It is not designed to preserve the voting power of an insider or significant shareholder

   7.4 Issue Stock for Use with Rights Plan

    . Vote AGAINST proposals that increase authorized common stock for the explicit purpose of implementing a shareholder rights plan (poison pill).

   7.5 Preemptive Rights

    . Review on a CASE-BY-CASE basis on shareholder proposals that seek preemptive rights. In evaluating proposals on preemptive right, consider the size of a company, the characteristics of its shareholder base, and the liquidity of the stock.

   7.6 Preferred Stock

    . Vote FOR shareholder proposals to submit preferred stock issuance to shareholder vote.

    . Vote AGAINST proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights ("blank check" preferred stock).

    . Vote FOR proposals to create "declawed" blank check preferred stock (stock that cannot be used as a takeover defense)

    . Vote FOR proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.

    . Vote AGAINST proposals to increase the number of blank check preferred stock authorized for issuance when no shares have been issued or reserved for a specific purpose.

    . Vote AGAINST proposals to increase the number of blank check preferred shares unless, (i) class of stock has already been approved by shareholders and (ii) the company has a record of issuing preferred stock for legitimate financing purposes.

   7.7 Pledge of Assets for Debt (Generally Foreign Issuers)

    . OFI will consider these proposals on a CASE-BY-CASE basis. Generally, OFI will support increasing the debt-to-equity ratio to 100%. Any increase beyond 100% will require further assessment, with a comparison of the company to its industry peers or country of origin.

       In certain foreign markets, such as France, Latin America and India, companies often propose to pledge assets for debt, or seek to issue bonds which increase debt-to-equity ratios up to 300%.

   7.8 Recapitalization

    . Votes CASE-BY-CASE on recapitalizations (reclassification of securities), taking into account the following:

       .  More simplified capital structure

       .  Enhanced liquidity

       .  Fairness of conversion terms

       .  Impact on voting power and dividends

       .  Reasons for the reclassification

       .  Conflicts of interest

       .  Other alternatives considered

   7.9 Reverse Stock Splits

    . Vote FOR management proposals to implement a reverse stock split when the number of authorized shares will be proportionately reduced.

    . Vote FOR management proposals to implement a reverse stock split to avoid delisting.

    . Votes on proposals to implement a reverse stock split that do not proportionately reduce the number of shares authorized for issue should be determined on a CASE-BY-CASE basis using a model developed by ISS.

   7.10 Share Purchase Programs

    . Vote FOR management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

   7.11 Stock Distributions: Splits and Dividends

    . Vote FOR management proposals to increase the common share authorization for a stock split or share dividend, provided that the increase in authorized shares would not result in an excessive number of shares available for issuance as determined using a model developed by ISS.

   7.12 Tracking Stock

    . Votes on the creation of tracking stock are determined on a CASE-BY-CASE basis, weighing the strategic value of the transaction against such factors as: adverse governance changes, excessive increases in authorized capital stock, unfair method of distribution, diminution of voting rights, adverse conversion features, negative impact on stock option plans, and other alternatives such as spinoff.

8.0 EXECUTIVE AND DIRECTOR COMPENSATION

   8.1 Equity-based Compensation Plans

    .  Vote compensation proposals on a CASE-BY-CASE basis.

    . In general, OFI considers compensation questions such as stock option plans and bonus plans to be ordinary business activity. OFI analyzes stock option plans, paying particular attention to their dilutive effect. While OFI generally supports management proposals, OFI opposes compensation proposals that OFI believes to be excessive, with consideration of factors including the company's industry, market capitalization, revenues and cash flow.

    . Vote AGAINST plans that expressly permit the repricing of underwater stock options without shareholder approval. Generally vote AGAINST plans in which the CEO participates if there is a disconnect between the CEO's pay and company performance (an increase in pay and a decrease in performance) and the main source of the pay increase (over half) is equity-based. A decrease in performance is based on negative one- and three-year total shareholder returns. An increase in pay is based on the CEO's total direct compensation (salary, cash bonus, present value of stock options, face value of restricted stock, face value of long-term incentive plan payouts, and all other compensation) increasing over the previous year. Also WITHHOLD votes from the Compensation Committee members.

   8.2 Director Compensation

       Examine compensation proposals on a CASE-BY-CASE basis. In general, OFI considers compensation questions such as stock option plans and bonus plans to be ordinary business activity. OFI analyzes stock option plans, paying particular attention to their dilutive effect. While OFI generally supports management proposals, OFI opposes excessive compensation proposals, with consideration of factors including the company's industry, market capitalization, revenues and cash flow.

   8.3 Bonus for Retiring Director

    . Examine on a CASE-BY CASE basis. Factors we consider typically include length of service, company's accomplishments during the Director's tenure, and whether we believe the bonus is commensurate with the Director's contribution to the company.

   8.4 Cash Bonus Plan

    . Consider on a CASE-BY-CASE basis. In general, OFI considers compensation questions such as cash bonus plans to be ordinary business activity. While we generally support management proposals, we oppose compensation proposals we believe are excessive.

   8.5 Stock Plans in Lieu of Cash

    . Generally vote FOR management proposals, unless OFI believe the proposal is excessive.

       In casting its vote, OFI reviews the ISS recommendation per a "transfer of wealth" binomial formula that determines an appropriate cap for the wealth transfer based upon the company's industry peers.

    . Vote FOR plans which provide participants with the option of taking all or a portion of their cash compensation in the form of stock are determined on a CASE-BY-CASE basis.

    .  Vote FOR plans which provide a dollar-for-dollar cash for stock exchange.

    .  Vote FOR plans which do not

   8.6 Director Retirement Plans

    . Vote FOR retirement plans for non-employee directors if the number of shares reserve is less than 3% of outstanding shares and the exercise price is 100% of fair market value.

    . Vote AGAINST shareholder proposals to eliminate retirement plans for non-employee directors, if the number of shares is less than 3% of outstanding shares and exercise price is 100% of fair market value.

   8.7 Management Proposals Seeking Approval to Reprice Options

    . Votes on management proposals seeking approval to reprice options are evaluated on a CASE-BY-CASE basis giving consideration to the following:

       .  Historic trading patterns

       .  Rationale for the repricing

       .  Value-for-value exchange

       .  Option vesting

       .  Term of the option

       .  Exercise price

       .  Participation

   8.8 Employee Stock Purchase Plans

    . Votes on employee stock purchase plans should be determined on a CASE-BY-CASE basis.

    .  Votes FOR employee stock purchase plans where ALL of the following apply:

       .  Purchase price is at least 85% of fair market value

       .  Offering period is 27 months or less

       . The number of shares allocated to the plan is 10% or less of the outstanding shares

    . Votes AGAINST employee stock purchase plans where any of the following apply:

       .  Purchase price is at least 85% of fair market value

       .  Offering period is greater than 27 months

       . The number of shares allocated to the plan is more than 10% of the outstanding shares

   8.9 Incentive Bonus Plans and Tax Deductibility Proposals (OBRA-Related Compensation Proposals)

    . Vote FOR proposals that simply amend shareholder-approved compensation plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of
       Section 162(m).

    . Vote FOR proposals to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) unless they are clearly inappropriate.

    . Votes to amend existing plans to increase shares reserved and to qualify for favorable tax treatment under the provisions of Section 162(m) should be considered on a CASE-BY-CASE basis using a proprietary, quantitative model developed by ISS.

    . Generally vote FOR cash or cash and stock bonus plans that are submitted to shareholders for the purpose of exempting compensation from taxes under the provisions of Section 162(m) if no increase in shares is requested.

   8.10 Employee Stock Ownership Plans (ESOPs)

    . Vote FOR proposals to implement an ESOP or increase authorized shares for existing ESOPs, unless the number of shares allocated to the ESOP is excessive (more than 5% of outstanding shares.)

   8.11 Shareholder Proposal to Submit Executive Compensation to Shareholder
Vote

    .  Vote WITH MANAGEMENT.

   8.12 401(k) Employee Benefit Plans

    .  Vote FOR proposals to implement a 401(k) savings plan for employees.

   8.13 Shareholder Proposals Regarding Executive and Director Pay

    . Generally, vote FOR shareholder proposals seeking additional disclosure of executive and director pay information, provided the information requested is relevant to shareholders' needs, would not put the company at a competitive disadvantage relative to its industry, and is not unduly burdensome to the company.

    . Generally vote FOR shareholder proposals seeking disclosure regarding the company's, board's, or committee's use of compensation consultants, such as company name, business relationship(s) and fees paid.

    . Vote WITH MANAGEMENT on shareholder proposals requiring director fees be paid in stock only.

    . Vote FOR shareholder proposals to put option repricings to a shareholder vote.

    . Vote on a CASE-BY-CASE basis for all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook.

   8.14 Performance-Based Stock Options

    . Generally vote FOR shareholder proposals advocating the use of performance-based stock options (indexed, premium-priced, and performance-vested options), unless:

       . The proposal is overly restrictive (e.g., it mandates that awards to all employees must be performance-based or all awards to top executives must be a particular type, such as indexed options), or

       . The company demonstrates that it is using a substantial portion of performance-based awards for its top executives

   8.15 Pay-for-Performance

    . Generally vote FOR shareholder proposals that align a significant portion of total compensation of senior executives to company performance. In evaluating the proposals, the following factors will be analyzed:

       . What aspects of the company's short-term and long-term incentive programs are performance driven?

       . Can shareholders assess the correlation between pay and performance based on the company's disclosure?

       .  What type of industry does the company belong to?

       .  Which stage of the business cycle does the company belong to?

   8.16 Golden Parachutes and Executive Severance Agreements

    . Vote FOR shareholder proposals to require golden parachutes or executive severance agreements to be submitted for shareholder ratification, unless the proposal requires shareholder approval prior to entering into employment contracts.

    . Vote on a CASE-BY-CASE basis on proposals to ratify or cancel golden parachutes. An acceptable parachute should include the following:

       . The parachute should be less attractive than an ongoing employment opportunity with the firm

       .  The triggering mechanism should be beyond the control management

       . The amount should not exceed three times base salary plus guaranteed benefits

   8.17 Pension Plan Income Accounting

    . Generally vote FOR shareholder proposals to exclude pension plan income in the calculation of earnings used in determining executive bonuses/compensation.

   8.18 Supplemental Executive Retirement Plans (SERPs)

    . Generally vote FOR shareholder proposals requesting to put extraordinary benefits contained in SERP agreement to a shareholder vote unless the company's executive pension plans do not contain excessive benefits beyond what it offered under employee-wide plans.

    . Generally vote FOR shareholder proposals requesting to limit the executive benefits provided under the company's supplemental executive retirement plan (SERP) by limiting covered compensation to a senior executive's annual salary and excluding all incentive or bonus pay from the plan's definition of covered compensation used to establish such benefits.

   8.19 Claw-back of Payments under Restatements

    . Vote on a CASE-BY-CASE basis on shareholder proposals requesting clawbacks or recoupment of bonuses or equity, considering factors such as:

       . The coverage of employees, whether it applies to all employees, senior executives or only employees committing fraud which resulted in the restatement

       .  The nature of the proposal where financial restatement is due to fraud

       . Whether or not the company has had material financial problems resulting in chronic restatements

       .  The adoption of a robust and formal bonus/equity recoupment policy

       . If a company's bonus recoupment policy provides overly broad discretion to the board in recovering compensation, generally vote FOR the proposal

       . If the proposal seeks bonus recoupment from senior executives or employees committing fraud, generally vote FOR the proposal.

9.0 SOCIAL, POLITICAL AND ENVIRONMENTAL ISSUES

   In the case of social, political and environmental responsibility issues, OFI believes the issues do not primarily involve financial considerations and OFI ABSTAINS from voting on those issues.

                                     PIMCO

                     PROXY VOTING POLICY AND PROCEDURES/1/

   The following are general proxy voting policies and procedures ("Policies and Procedures") adopted by Pacific Investment Management Company LLC ("PIMCO"), an investment adviser registered under the Investment Advisers Act of 1940, as amended ("Advisers Act")./2/ PIMCO serves as the investment adviser to a wide range of domestic and international clients, including investment companies registered under the Investment Company Act of 1940, as amended ("1940 Act") and separate investment accounts for other clients./3/ These Policies and Procedures are adopted to ensure compliance with Rule 206(4)-6 under the Advisers Act, other applicable fiduciary obligations of PIMCO and the applicable rules and regulations of the Securities and Exchange Commission ("SEC") and interpretations of its staff. In addition to SEC requirements governing advisers, PIMCO's Policies and Procedures reflect the long-standing fiduciary standards and responsibilities applicable to investment advisers with respect to accounts subject to the Employee Retirement Income Security Act of 1974 ("ERISA"), as set forth in the Department of Labor's rules and regulations./4/

   PIMCO will implement these Policies and Procedures for each of its respective clients as required under applicable law, unless expressly directed by a client in writing to refrain from voting that client's proxies. PIMCO's authority to vote proxies on behalf of its clients is established by its advisory contracts, comparable documents or by an overall delegation of discretionary authority over its client's assets. Recognizing that proxy voting is a rare event in the realm of fixed income investing and is typically limited to solicitation of consent to changes in features of debt securities, these Policies and Procedures also apply to any voting rights and/or consent rights of PIMCO, on behalf of its clients, with respect to debt securities, including but not limited to, plans of reorganization, and waivers and consents under applicable indentures./5/

   Set forth below are PIMCO's Policies and Procedures with respect to any voting or consent rights of advisory clients over which PIMCO has discretionary voting authority. These Policies and Procedures may be revised from time to time.

GENERAL STATEMENTS OF POLICY

   These Policies and Procedures are designed and implemented in a manner reasonably expected to ensure that voting and consent rights are exercised in the best interests of PIMCO's clients. Each proxy is voted on a case-by-case basis taking into consideration any relevant contractual obligations as well as other relevant facts and circumstances.

   PIMCO may abstain from voting a client proxy under the following circumstances: (1) when the economic effect on shareholders' interests or the value of the portfolio holding is indeterminable or insignificant; or (2) when the cost of voting the proxies outweighs the benefits.

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/1/  Revised as of May 7, 2007.
/2/ These Policies and Procedures are adopted by PIMCO pursuant to Rule 206(4)-6 under the Advisers Act, effective August 6, 2003. SEE PROXY VOTING BY INVESTMENT ADVISERS, IA Release No. 2106 (January 31, 2003).
/3/ These Policies and Procedures address proxy voting considerations under U.S. law and regulations and do not address the laws or requirements of other jurisdictions.
/4/ Department of Labor Bulletin 94-2, 29 C.F.R. 2509.94-2 (July 29, 1994). If a client is subject to ERISA, PIMCO will be responsible for voting proxies with respect to the client's account, unless the client has expressly retained the right and obligation to vote the proxies, and provided prior written notice to PIMCO of this retention.
/5/ For purposes of these Policies and Procedures, proxy voting includes any voting rights, consent rights or other voting authority of PIMCO on behalf of its clients. For purposes of these Policies and Procedures, voting or consent rights shall not include matters which are primarily investment decisions, including tender offers, exchange offers, conversions, put options, redemptions, and dutch auctions.

CONFLICTS OF INTEREST

   PIMCO seeks to resolve any material conflicts of interest by voting in good faith in the best interest of its clients. If a material conflict of interest should arise, PIMCO will seek to resolve such conflict in the client's best interest by pursuing any one of the following courses of action:

      1. convening an ad-hoc committee to assess and resolve the conflict;/6/

      2. voting in accordance with the instructions/consent of a client after providing notice of and disclosing the conflict to that client;

      3. voting the proxy in accordance with the recommendation of an independent third-party service provider;

      4. suggesting that the client engage another party to determine how the proxies should be voted;

      5. delegating the vote to an independent third-party service provider; or

      6. voting in accordance with the factors discussed in these Policies and Procedures.

   PIMCO will document the process of resolving any identified material conflict of interest.

REPORTING REQUIREMENTS AND THE AVAILABILITY OF PROXY VOTING RECORDS

   Except to the extent required by applicable law or otherwise approved by PIMCO, PIMCO will not disclose to third parties how it voted a proxy on behalf of a client. However, upon request from an appropriately authorized individual, PIMCO will disclose to its clients or the entity delegating the voting authority to PIMCO for such clients (E.G., trustees or consultants retained by the client), how PIMCO voted such client's proxy. In addition, PIMCO provides its clients with a copy of these Policies and Procedures or a concise summary of these Policies and Procedures: (i) in Part II of Form ADV; (ii) together with a periodic account statement in a separate mailing; or (iii) any other means as determined by PIMCO. The summary will state that these Policies and Procedures are available upon request and will inform clients that information about how PIMCO voted that client's proxies is available upon request.

PIMCO RECORD KEEPING

   PIMCO or its agent maintains proxy voting records as required by Rule 204-2(c) of the Advisers Act. These records include: (1) a copy of all proxy voting policies and procedures; (2) proxy statements (or other disclosures accompanying requests for client consent) received regarding client securities (which may be satisfied by relying on obtaining a copy of a proxy statement from the SEC's Electronic Data Gathering, Analysis, and Retrieval (EDGAR) system or a third party provided that the third party undertakes to provide a copy promptly upon request); (3) a record of each vote cast by PIMCO on behalf of a client; (4) a copy of any document created by PIMCO that was material to making a decision on how to vote proxies on behalf of a client or that memorializes the basis for that decision; and (5) a copy of each written client request for proxy voting records and any written response from PIMCO to any (written or oral) client request for such records. Additionally, PIMCO or its agent maintains any documentation related to an identified material conflict of interest.

   Proxy voting books and records are maintained by PIMCO or its agent in an easily accessible place for a period of five years from the end of the fiscal year during which the last entry was made on such record, the first two years in the offices of PIMCO or its agent.

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/6/ Any committee must be comprised of personnel who have no direct interest in the outcome of the potential conflict.

REVIEW AND OVERSIGHT

   PIMCO's proxy voting procedures are described below. PIMCO's Compliance Group will provide for the supervision and periodic review, no less than on an annual basis, of its proxy voting activities and the implementation of these Policies and Procedures.

   Because PIMCO has contracted with State Street Investment Manager Solutions, LLC ("IMS West") to perform portfolio accounting, securities processing and settlement processing on behalf of PIMCO, certain of the following procedures involve IMS West in administering and implementing the proxy voting process. IMS West will review and monitor the proxy voting process to ensure that proxies are voted on a timely basis.

   1. TRANSMIT PROXY TO PIMCO. IMS West will forward to PIMCO's Compliance Group each proxy received from registered owners of record (E.G., custodian bank or other third party service providers).

   2. CONFLICTS OF INTEREST. PIMCO's Compliance Group will review each proxy to determine whether there may be a material conflict between PIMCO and its client. As part of this review, the group will determine whether the issuer of the security or proponent of the proposal is a client of PIMCO, or if a client has actively solicited PIMCO to support a particular position. If no conflict exists, this group will forward each proxy to PIMCO's Middle Office Group for consideration by the appropriate portfolio manager(s). However, if a conflict does exist, PIMCO's Compliance Group will seek to resolve any such conflict in accordance with these Policies and Procedures.

   3. VOTE. The portfolio manager will review the information, will vote the proxy in accordance with these Policies and Procedures and will return the voted proxy to PIMCO's Middle Office Group.

   4. REVIEW. PIMCO's Middle Office Group will review each proxy that was submitted to and completed by the appropriate portfolio manager. PIMCO's Middle Office Group will forward the voted proxy back to IMS West with the portfolio manager's decision as to how it should be voted.

   5. TRANSMITTAL TO THIRD PARTIES. IMS West will document the portfolio manager's decision for each proxy received from PIMCO's Middle Office Group in a format designated by the custodian bank or other third party service provider. IMS West will maintain a log of all corporate actions, including proxy voting, which indicates, among other things, the date the notice was received and verified, PIMCO's response, the date and time the custodian bank or other third party service provider was notified, the expiration date and any action taken.

   6. INFORMATION BARRIERS. Certain entities controlling, controlled by, or under common control with PIMCO ("Affiliates") may be engaged in banking, investment advisory, broker-dealer and investment banking activities. PIMCO personnel and PIMCO's agents are prohibited from disclosing information regarding PIMCO's voting intentions to any Affiliate. Any PIMCO personnel involved in the proxy voting process who are contacted by an Affiliate regarding the manner in which PIMCO or its delegate intend to vote on a specific issue must terminate the contact and notify the Compliance Group immediately.

CATEGORIES OF PROXY VOTING ISSUES

   In general, PIMCO reviews and considers corporate governance issues related to proxy matters and generally supports proposals that foster good corporate governance practices. PIMCO considers each proposal on a case-by-case basis, taking into consideration various factors and all relevant facts and circumstances at the time of the vote. PIMCO may vote proxies as recommended by management on routine matters related to the operation of the issuer and on matters not expected to have a significant economic impact on the issuer and/or shareholders, because PIMCO believes the recommendations by the issuer generally are in shareholders' best interests, and therefore in the best economic interest of PIMCO's clients. The following is a non-exhaustive list of issues that may be included in proxy materials submitted to clients of PIMCO, and a non-exhaustive list of factors that PIMCO may consider in determining how to vote the client's proxies.

   BOARD OF DIRECTORS

   1. INDEPENDENCE. PIMCO may consider the following factors when voting on director independence issues: (i) majority requirements for the board and the audit, nominating, compensation and/or other board committees; and (ii) whether the issuer adheres to and/or is subject to legal and regulatory requirements.

   2. DIRECTOR TENURE AND RETIREMENT. PIMCO may consider the following factors when voting on limiting the term of outside directors: (i) the introduction of new viewpoints on the board; (ii) a reasonable retirement age for the outside directors; and (iii) the impact on the board's stability and continuity.

   3. NOMINATIONS IN ELECTIONS. PIMCO may consider the following factors when voting on uncontested elections: (i) composition of the board; (ii) nominee availability and attendance at meetings; (iii) any investment made by the nominee in the issuer; and (iv) long-term corporate performance and the price of the issuer's securities.

   4. SEPARATION OF CHAIRMAN AND CEO POSITIONS. PIMCO may consider the following factors when voting on proposals requiring that the positions of chairman of the board and the chief executive officer not be filled by the same person: (i) any potential conflict of interest with respect to the board's ability to review and oversee management's actions; and (ii) any potential effect on the issuer's productivity and efficiency.

   5. D&O INDEMNIFICATION AND LIABILITY PROTECTION. PIMCO may consider the following factors when voting on proposals that include director and officer indemnification and liability protection: (i) indemnifying directors for conduct in the normal course of business; (ii) limiting liability for monetary damages for violating the duty of care; (iii) expanding coverage beyond legal expenses to acts that represent more serious violations of fiduciary obligation than carelessness (E.G. negligence); and (iv) providing expanded coverage in cases where a director's legal defense was unsuccessful if the director was found to have acted in good faith and in a manner that he or she reasonably believed was in the best interests of the company.

   6. STOCK OWNERSHIP. PIMCO may consider the following factors when voting on proposals on mandatory share ownership requirements for directors: (i) the benefits of additional vested interest in the issuer's stock; (ii) the ability of a director to fulfill his duties to the issuer regardless of the extent of his stock ownership; and (iii) the impact of limiting the number of persons qualified to be directors.

   PROXY CONTESTS AND PROXY CONTEST DEFENSES

   1. CONTESTED DIRECTOR NOMINATIONS. PIMCO may consider the following factors when voting on proposals for director nominees in a contested election:
(i) background and reason for the proxy contest; (ii) qualifications of the director nominees; (iii) management's track record; (iv) the issuer's long-term financial performance within its industry; (v) assessment of what each side is offering shareholders; (vi) the likelihood that the proposed objectives and goals can be met; and (vii) stock ownership positions of the director nominees.

   2. REIMBURSEMENT FOR PROXY SOLICITATION EXPENSES. PIMCO may consider the following factors when voting on reimbursement for proxy solicitation expenses:
(i) identity of the persons who will pay the expenses; (ii) estimated total cost of solicitation; (iii) total expenditures to date; (iv) fees to be paid to proxy solicitation firms; and (v) when applicable, terms of a proxy contest settlement.

   3. ABILITY TO ALTER THE SIZE OF THE BOARD BY SHAREHOLDERS. PIMCO may consider whether the proposal seeks to fix the size of the board and/or require shareholder approval to alter the size of the board.

   4. ABILITY TO REMOVE DIRECTORS BY SHAREHOLDERS. PIMCO may consider whether the proposal allows shareholders to remove directors with or without cause and/or allow shareholders to elect directors and fill board vacancies.

   5. CUMULATIVE VOTING. PIMCO may consider the following factors when voting on cumulative voting proposals: (i) the ability of significant stockholders to elect a director of their choosing; (ii) the ability of minority shareholders to concentrate their support in favor of a director(s) of their choosing; and
(iii) any potential limitation placed on the director's ability to work for all shareholders.

   6. SUPERMAJORITY SHAREHOLDER REQUIREMENTS. PIMCO may consider all relevant factors, including but not limited to limiting the ability of shareholders to effect change when voting on supermajority requirements to approve an issuer's charter or bylaws, or to approve a merger or other significant business combination that would require a level of voting approval in excess of a simple majority.

   TENDER OFFER DEFENSES

   1. CLASSIFIED BOARDS. PIMCO may consider the following factors when voting on classified boards: (i) providing continuity to the issuer; (ii) promoting long-term planning for the issuer; and (iii) guarding against unsolicited takeovers.

   2. POISON PILLS. PIMCO may consider the following factors when voting on poison pills: (i) supporting proposals to require a shareholder vote on other shareholder rights plans; (ii) ratifying or redeeming a poison pill in the interest of protecting the value of the issuer; and (iii) other alternatives to prevent a takeover at a price clearly below the true value of the issuer.

   3. FAIR PRICE PROVISIONS. PIMCO may consider the following factors when voting on proposals with respect to fair price provisions: (i) the vote required to approve the proposed acquisition; (ii) the vote required to repeal the fair price provision; (iii) the mechanism for determining fair price; and
(iv) whether these provisions are bundled with other anti-takeover measures (E.G., supermajority voting requirements) that may entrench management and discourage attractive tender offers.

   CAPITAL STRUCTURE

   1. STOCK AUTHORIZATIONS. PIMCO may consider the following factors to help distinguish between legitimate proposals to authorize increases in common stock for expansion and other corporate purchases and those proposals designed primarily as an anti-takeover device: (i) the purpose and need for the stock increase; (ii) the percentage increase with respect to the authorization currently in place; (iii) voting rights of the stock; and (iv) overall capitalization structure of the issuer.

   2. ISSUANCE OF PREFERRED STOCK. PIMCO may consider the following factors when voting on the issuance of preferred stock: (i) whether the new class of preferred stock has unspecified voting, conversion, dividend distribution, and other rights; (ii) whether the issuer expressly states that the stock will not be used as a takeover defense or carry superior voting rights; (iii) whether the issuer specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable; and (iv) whether the stated purpose is to raise capital or make acquisitions in the normal course of business.

   3. STOCK SPLITS. PIMCO may consider the following factors when voting on stock splits: (i) the percentage increase in the number of shares with respect to the issuer's existing authorized shares; and (ii) the industry that the issuer is in and the issuer's performance in that industry.

   4. REVERSED STOCK SPLITS. PIMCO may consider the following factors when voting on reverse stock splits: (i) the percentage increase in the shares with respect to the issuer's existing authorized stock; and (ii) issues related to delisting the issuer's stock.

   EXECUTIVE AND DIRECTOR COMPENSATION

   1. STOCK OPTION PLANS. PIMCO may consider the following factors when voting on stock option plans: (i) whether the stock option plan expressly permits the repricing of options; (ii) whether the plan could result in earnings dilution of greater than a specified percentage of shares outstanding; (iii) whether the plan has an option exercise price below the market price on the day of the grant; (iv) whether the proposal relates to an amendment to extend the term of options for persons leaving the firm voluntarily or for cause; and (v) whether the stock option plan has certain other embedded features.

   2. DIRECTOR COMPENSATION. PIMCO may consider the following factors when voting on director compensation: (i) whether director shares are at the same market risk as those of the issuer's shareholders; and (ii) how stock option programs for outside directors compare with the standards of internal stock option programs.

   3. GOLDEN AND TIN PARACHUTES. PIMCO may consider the following factors when voting on golden and/or tin parachutes: (i) whether they will be submitted for shareholder approval; and (ii) the employees covered by the plan and the quality of management.

   STATE OF INCORPORATION

   STATE TAKEOVER STATUTES. PIMCO may consider the following factors when voting on proposals to opt out of a state takeover statute: (i) the power the statute vests with the issuer's board; (ii) the potential of the statute to stifle bids; and (iii) the potential for the statute to empower the board to negotiate a better deal for shareholders.

   MERGERS AND RESTRUCTURINGS

   1. MERGERS AND ACQUISITIONS. PIMCO may consider the following factors when voting on a merger and/or acquisition: (i) anticipated financial and operating benefits as a result of the merger or acquisition; (ii) offer price;
(iii) prospects of the combined companies; (iv) how the deal was negotiated; and (v) changes in corporate governance and the potential impact on shareholder rights. PIMCO may also consider what impact the merger or acquisition may have on groups/organizations other than the issuer's shareholders.

   2. CORPORATE RESTRUCTURINGS. With respect to a proxy proposal that includes a spin-off, PIMCO may consider the tax and regulatory advantages, planned use of sale proceeds, market focus, and managerial incentives. With respect to a proxy proposal that includes an asset sale, PIMCO may consider the impact on the balance sheet or working capital and the value received for the asset. With respect to a proxy proposal that includes a liquidation, PIMCO may consider management's efforts to pursue alternatives, the appraisal value of assets, and the compensation plan for executives managing the liquidation.

   INVESTMENT COMPANY PROXIES

   For a client that is invested in an investment company, PIMCO votes each proxy of the investment company on a case-by-case basis and takes all reasonable steps to ensure that proxies are voted consistent with all applicable investment policies of the client and in accordance with any resolutions or other instructions approved by authorized persons of the client.

   For a client that is invested in an investment company that is advised by PIMCO or its affiliates, if there is a conflict of interest which may be presented when voting for the client (E.G., a proposal to approve a contract between PIMCO and the investment company), PIMCO will resolve the conflict by doing any one of the following: (i) voting in accordance with the instructions/consent of the client after providing notice of and disclosing the conflict to that client; (ii) voting the proxy in accordance with the recommendation of an independent third-party service provider; or
(iii) delegating the vote to an independent third-party service provider.

   1. ELECTION OF DIRECTORS OR TRUSTEES. PIMCO may consider the following factors when voting on the director or trustee nominees of a mutual fund:
(i) board structure, director independence and qualifications, and compensation paid by the fund and the family of funds; (ii) availability and attendance at board and committee meetings; (iii) investments made by the nominees in the fund; and (iv) the fund's performance.

   2. CONVERTING CLOSED-END FUND TO OPEN-END FUND. PIMCO may consider the following factors when voting on converting a closed-end fund to an open-end fund: (i) past performance as a closed-end fund; (ii) the market in which the fund invests; (iii) measures taken by the board to address any discount of the fund's shares; (iv) past shareholder activism; (v) board activity; and
(vi) votes on related proposals.

   3. PROXY CONTESTS. PIMCO may consider the following factors related to a proxy contest: (i) past performance of the fund; (ii) the market in which the fund invests; (iii) measures taken by the board to address past shareholder activism; (iv) board activity; and (v) votes on related proposals.

   4. INVESTMENT ADVISORY AGREEMENTS. PIMCO may consider the following factors related to approval of an investment advisory agreement: (i) proposed and current fee arrangements/schedules; (ii) fund category/investment objective;
(iii) performance benchmarks; (iv) share price performance as compared with peers; and (v) the magnitude of any fee increase and the reasons for such fee increase.

   5. POLICIES ESTABLISHED IN ACCORDANCE WITH THE 1940 ACT. PIMCO may consider the following factors: (i) the extent to which the proposed changes fundamentally alter the investment focus of the fund and comply with SEC interpretation; (ii) potential competitiveness; (iii) regulatory developments; and (iv) current and potential returns and risks.

   6. CHANGING A FUNDAMENTAL RESTRICTION TO A NON-FUNDAMENTAL RESTRICTION. PIMCO may consider the following when voting on a proposal to change a fundamental restriction to a non-fundamental restriction: (i) reasons given by the board and management for the change; and (ii) the projected impact of the change on the fund's portfolio.

   7. DISTRIBUTION AGREEMENTS. PIMCO may consider the following when voting on a proposal to approve a distribution agreement: (i) fees charged to comparably sized funds with similar investment objectives; (ii) the distributor's reputation and past performance; and (iii) competitiveness of the fund among other similar funds in the industry.

   8. NAMES RULE PROPOSALS. PIMCO may consider the following factors when voting on a proposal to change a fund name, consistent with Rule 35d-1 of the 1940 Act: (i) whether the fund invests a minimum of 80% of its assets in the type of investments suggested by the proposed name; (ii) the political and economic changes in the target market; and (iii) current asset composition.

   9. DISPOSITION OF ASSETS/TERMINATION/LIQUIDATION. PIMCO may consider the following when voting on a proposal to dispose of fund assets, terminate, or liquidate the fund: (i) strategies employed to salvage the fund; (ii) the fund's past performance; and (iii) the terms of the liquidation.

   10. CHANGES TO CHARTER DOCUMENTS. PIMCO may consider the following when voting on a proposal to change a fund's charter documents: (i) degree of change implied by the proposal; (ii) efficiencies that could result; (iii) state of incorporation; and (iv) regulatory standards and implications.

   11. CHANGING THE DOMICILE OF A FUND. PIMCO may consider the following when voting on a proposal to change the domicile of a fund: (i) regulations of both states; (ii) required fundamental policies of both states; and (iii) the increased flexibility available.

   12. CHANGE IN FUND'S SUBCLASSIFICATION. PIMCO may consider the following when voting on a change in a fund's subclassification from diversified to non-diversified or to permit concentration in an industry: (i) potential competitiveness; (ii) current and potential returns; (iii) risk of concentration; and (iv) consolidation in the target industry.

   DISTRESSED AND DEFAULTED SECURITIES

   1. WAIVERS AND CONSENTS. PIMCO may consider the following when determining whether to support a waiver or consent to changes in provisions of indentures governing debt securities which are held on behalf of clients: (i) likelihood that the granting of such waiver or consent will potentially increase recovery to clients; (ii) potential for avoiding cross-defaults under other agreements; and (iii) likelihood that deferral of default will give the obligor an opportunity to improve its business operations.

   2. VOTING ON CHAPTER 11 PLANS OF LIQUIDATION OR REORGANIZATION. PIMCO may consider the following when determining whether to vote for or against a Chapter 11 plan in a case pending with respect to an obligor under debt securities which are held on behalf of clients: (i) other alternatives to the proposed plan; (ii) whether clients are treated appropriately and in accordance with applicable law with respect to their distributions; (iii) whether the vote is likely to increase or decrease recoveries to clients.

   MISCELLANEOUS PROVISIONS

   1. SUCH OTHER BUSINESS. Proxy ballots sometimes contain a proposal granting the board authority to "transact such other business as may properly come before the meeting." PIMCO may consider the following factors when developing a position on proxy ballots that contain a proposal granting the board authority to "transact such other business as may properly come before the meeting":
(i) whether the board is limited in what actions it may legally take within such authority; and (ii) PIMCO's responsibility to consider actions before supporting them.

   2. EQUAL ACCESS. PIMCO may consider the following factors when voting on equal access: (i) the opportunity for significant company shareholders to evaluate and propose voting recommendations on proxy proposals and director nominees, and to nominate candidates to the board; and (ii) the added complexity and burden of providing shareholders with access to proxy materials.

   3. CHARITABLE CONTRIBUTIONS. PIMCO may consider the following factors when voting on charitable contributions: (i) the potential benefits to shareholders; and (ii) the potential impact on the issuer's resources that could have been used to increase shareholder value.

   4. SPECIAL INTEREST ISSUES. PIMCO may consider the following factors when voting on special interest issues: (i) the long-term benefit to shareholders of promoting corporate accountability and responsibility on social issues;
(ii) management's responsibility with respect to special interest issues;
(iii) any economic costs and restrictions on management; (iv) a client's instruction to vote proxies in a specific manner and/or in a manner different from these Policies and Procedures; and (v) the responsibility to vote proxies for the greatest long-term shareholder value.

                                  *  * * * *

                   PACIFIC INVESTMENT MANAGEMENT COMPANY LLC

              DESCRIPTION OF PROXY VOTING POLICIES AND PROCEDURES

   Pacific Investment Management Company LLC ("PIMCO") has adopted written proxy voting policies and procedures ("Proxy Policy") as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. PIMCO has implemented the Proxy Policy for each of its clients as required under applicable law, unless expressly directed by a client in writing to refrain from voting that client's proxies. Recognizing that proxy voting is a rare event in the realm of fixed income investing and is typically limited to solicitation of consent to changes in features of debt securities, the Proxy Policy also applies to any voting rights and/or consent rights of PIMCO, on behalf of its clients, with respect to debt securities, including but not limited to, plans of reorganization, and waivers and consents under applicable indentures.

   The Proxy Policy is designed and implemented in a manner reasonably expected to ensure that voting and consent rights are exercised in the best interests of PIMCO's clients. Each proxy is voted on a case-by-case basis taking into consideration any relevant contractual obligations as well as other relevant facts and circumstances at the time of the vote. In general, PIMCO reviews and considers corporate governance issues related to proxy matters and generally supports proposals that foster good corporate governance practices. PIMCO may vote proxies as recommended by management on routine matters related to the operation of the issuer and on matters not expected to have a significant economic impact on the issuer and/or its shareholders.

   PIMCO will supervise and periodically review its proxy voting activities and implementation of the Proxy Policy. PIMCO will review each proxy to determine whether there may be a material conflict between PIMCO and its client. If no conflict exists, the proxy will be forwarded to the appropriate portfolio manager for consideration. If a conflict does exist, PIMCO will seek to resolve any such conflict in accordance with the Proxy Policy. PIMCO seeks to resolve any material conflicts of interest by voting in good faith in the best interest of its clients. If a material conflict of interest should arise, PIMCO will seek to resolve such conflict in the client's best interest by pursuing any one of the following courses of action: (i) convening a committee to assess and resolve the conflict; (ii) voting in accordance with the instructions of the client; (iii) voting in accordance with the recommendation of an independent third-party service provider; (iv) suggesting that the client engage another party to determine how the proxy should be voted; (v) delegating the vote to a third-party service provider; or (vi) voting in accordance with the factors discussed in the Proxy Policy.

   Clients may obtain a copy of PIMCO's written Proxy Policy and the factors that PIMCO may consider in determining how to vote a client's proxy. Except as required by law, PIMCO will not disclose to third parties how it voted on behalf of a client. However, upon request from an appropriately authorized individual, PIMCO will disclose to its clients or the entity delegating the voting authority to PIMCO for such clients, how PIMCO voted such client's proxy. In addition, a client may obtain copies of PIMCO's Proxy Policy and information as to how its proxies have been voted by contacting PIMCO.

  PROXY VOTING POLICIES AND PROCEDURES OF PIONEER INVESTMENT MANAGEMENT, INC.

                           VERSION DATED JULY, 2004

                                   OVERVIEW

   Pioneer Investment Management, Inc. ("Pioneer") is a fiduciary that owes each of its client's duties of care and loyalty with respect to all services undertaken on the client's behalf, including proxy voting. When Pioneer has been delegated proxy-voting authority for a client, the duty of care requires Pioneer to monitor corporate events and to vote the proxies. To satisfy its duty of loyalty, Pioneer must place its client's interests ahead of its own and must cast proxy votes in a manner consistent with the best interest of its clients. Pioneer will vote all proxies presented in a timely manner.

   The Proxy Voting Policies and Procedures are designed to complement Pioneer's investment policies and procedures regarding its general responsibility to monitor the performance and/or corporate events of companies that are issuers of securities held in accounts managed by Pioneer. Pioneer's Proxy Voting Policies summarize Pioneer's position on a number of issues solicited by companies held by Pioneer's clients. The policies are guidelines that provide a general indication on how Pioneer would vote but do not include all potential voting scenarios.

   Pioneer's Proxy Voting Procedures detail monitoring of voting, exception votes, and review of conflicts of interest and ensure that case-by-case votes are handled within the context of the overall guidelines (i.e. best interest of client). The overriding goal is that all proxies for US and non-US companies that are received promptly will be voted in accordance with Pioneer's policies or specific client instructions. All shares in a company held by Pioneer-managed accounts will be voted alike, unless a client has given us specific voting instructions on an issue or has not delegated authority to us or the Proxy Voting Oversight Group determines that the circumstances justify a different approach.

   Pioneer does not delegate the authority to vote proxies relating to its clients to any of its affiliates, which include other subsidiaries of UniCredito.

   ANY QUESTIONS ABOUT THESE POLICIES AND PROCEDURES SHOULD BE DIRECTED TO THE PROXY COORDINATOR.

                            PROXY VOTING PROCEDURES

PROXY VOTING SERVICE

   Pioneer has engaged an independent proxy voting service to assist in the voting of proxies. The proxy voting service works with custodians to ensure that all proxy materials are received by the custodians and are processed in a timely fashion. To the extent applicable, the proxy voting service votes all proxies in accordance with the proxy voting policies established by Pioneer. The proxy voting service will refer proxy questions to the Proxy Coordinator (described below) for instructions under circumstances where: (1) the application of the proxy voting guidelines is unclear; (2) a particular proxy question is not covered by the guidelines; or (3) the guidelines call for specific instructions on a case-by-case basis. The proxy voting service is also requested to call to the Proxy Coordinator's attention specific proxy questions that, while governed by a guideline, appear to involve unusual or controversial issues. Pioneer reserves the right to attend a meeting in person and may do so when it determines that the company or the matters to be voted on at the meeting are strategically important to its clients.

PROXY COORDINATOR

   Pioneer's Director of Investment Operations (the "Proxy Coordinator") coordinates the voting, procedures and reporting of proxies on behalf of Pioneer's clients. The Proxy Coordinator will deal directly with the proxy voting service and, in the case of proxy questions referred by the proxy voting service, will solicit voting recommendations and instructions from the Director of Portfolio Management US or, to the extent applicable, investment sub-advisers. The Proxy Coordinator is responsible for ensuring that these questions and referrals are responded to in a timely fashion and for transmitting appropriate voting instructions to the proxy voting service. The Proxy Coordinator is responsible for verifying with the Compliance Department whether Pioneer's voting power is subject to any limitations or guidelines issued by the client (or in the case of an employee benefit plan, the plan's trustee or other fiduciaries).

REFERRAL ITEMS

   From time to time, the proxy voting service will refer proxy questions to the Proxy Coordinator that are described by Pioneer's policy as to be voted on a case-by-case basis, that are not covered by Pioneer's guidelines or where Pioneer's guidelines may be unclear with respect to the matter to be voted on. Under such certain circumstances, the Proxy Coordinator will seek a written voting recommendation from the Director of Portfolio Management US. Any such recommendation will include: (i) the manner in which the proxies should be voted; (ii) the rationale underlying any such decision; and (iii) the disclosure of any contacts or communications made between Pioneer and any outside parties concerning the proxy proposal prior to the time that the voting instructions are provided. In addition, the Proxy Coordinator will ask the Compliance Department to review the question for any actual or apparent conflicts of interest as described below under "Conflicts of Interest." The Compliance Department will provide a "Conflicts of Interest Report," applying the criteria set forth below under "Conflicts of Interest," to the Proxy Coordinator summarizing the results of its review. In the absence of a conflict of interest, the Proxy Coordinator will vote in accordance with the recommendation of the Director of Portfolio Management US.

   If the matter presents a conflict of interest for Pioneer, then the Proxy Coordinator will refer the matter to the Proxy Voting Oversight Group for a decision. In general, when a conflict of interest is present, Pioneer will vote according to the recommendation of the Director of Portfolio Management US where such recommendation would go against Pioneer's interest or where the conflict is deemed to be immaterial. Pioneer will vote according to the recommendation of its proxy voting service when the conflict is deemed to be material and the Pioneer's internal vote recommendation would favor Pioneer's interest, unless a client specifically requests Pioneer to do otherwise. When making the final determination as to how to vote a proxy, the Proxy Voting Oversight Group will review the report from the Director of Portfolio Management US and the Conflicts of Interest Report issued by the Compliance Department.

CONFLICTS OF INTEREST

   A conflict of interest occurs when Pioneer's interests interfere, or appear to interfere with the interests of Pioneer's clients. Occasionally, Pioneer may have a conflict that can affect how its votes proxies. The conflict may be actual or perceived and may exist when the matter to be voted on concerns:

    . An affiliate of Pioneer, such as another company belonging to the UniCredito Italiano S.p.A. banking group (a "UniCredito Affiliate");

    . An issuer of a security for which Pioneer acts as a sponsor, advisor, manager, custodian, distributor, underwriter, broker, or other similar capacity (including those securities specifically declared by PGAM to present a conflict of interest for Pioneer);

    . An issuer of a security for which UniCredito has informed Pioneer that a UniCredito Affiliate acts as a sponsor, advisor, manager, custodian, distributor, underwriter, broker, or other similar capacity; or

    . A person with whom Pioneer (or any of its affiliates) has an existing, material contract or business relationship that was not entered into in the ordinary course of Pioneer's business.

    . Pioneer will abstain from voting with respect to companies directly or indirectly owned by UniCredito Italiano Group, unless otherwise directed by a client. In addition, Pioneer will inform PGAM Global Compliance and the PGAM Independent Directors before exercising such rights.

   Any associate involved in the proxy voting process with knowledge of any apparent or actual conflict of interest must disclose such conflict to the Proxy Coordinator and the Compliance Department. The Compliance Department will review each item referred to Pioneer to determine whether an actual or potential conflict of interest with Pioneer exists in connection with the proposal(s) to be voted upon. The review will be conducted by comparing the apparent parties affected by the proxy proposal being voted upon against the Compliance Department's internal list of interested persons and, for any matches found, evaluating the anticipated magnitude and possible probability of any conflict of interest being present. For each referral item, the determination regarding the presence or absence of any actual or potential conflict of interest will be documented in a Conflicts of Interest Report to the Proxy Coordinator.

SECURITIES LENDING

   In conjunction with industry standards Proxies are not available to be voted when the shares are out on loan through either Pioneer's lending program or a client's managed security lending program. However, Pioneer will reserve the right to recall lent securities so that they may be voted according to the Pioneer's instructions. If a portfolio manager would like to vote a block of previously lent shares, the Proxy Coordinator will work with the portfolio manager and Investment Operations to recall the security, to the extent possible, to facilitate the vote on the entire block of shares.

SHARE-BLOCKING

   "Share-blocking" is a market practice whereby shares are sent to a custodian (which may be different than the account custodian) for record keeping and voting at the general meeting. The shares are unavailable for sale or delivery until the end of the blocking period (typically the day after general meeting date).

   Pioneer will vote in those countries with "share-blocking." In the event a manager would like to sell a security with "share-blocking", the Proxy Coordinator will work with the Portfolio Manager and Investment Operations Department to recall the shares (as allowable within the market time-frame and practices) and/or communicate with executing brokerage firm. A list of countries with "share-blocking" is available from the Investment Operations Department upon request.

RECORD KEEPING

   The Proxy Coordinator shall ensure that Pioneer's proxy voting service:

    . Retains a copy of the proxy statement received (unless the proxy statement is available from the SEC's Electronic Data Gathering, Analysis, and Retrieval (EDGAR) system);

    .  Retains a record of the vote cast;

    . Prepares Form N-PX for filing on behalf of each client that is a registered investment company; and

    . Is able to promptly provide Pioneer with a copy of the voting record upon its request.

   The Proxy Coordinator shall ensure that for those votes that may require additional documentation (i.e. conflicts of interest, exception votes and case-by-case votes) the following records are maintained:

    .  A record memorializing the basis for each referral vote cast;

    . A copy of any document created by Pioneer that was material in making the decision on how to vote the subject proxy; and

    . A copy of any conflict notice, conflict consent or any other written communication (including emails or other electronic communications) to or from the client (or in the case of an employee benefit plan, the plan's trustee or other fiduciaries) regarding the subject proxy vote cast by, or the vote recommendation of, Pioneer.

   Pioneer shall maintain the above records in the client's file for a period not less than ten (10) years.

DISCLOSURE

   Pioneer shall take reasonable measures to inform its clients of the process or procedures clients must follow to obtain information regarding how Pioneer voted with respect to assets held in their accounts. In addition, Pioneer shall describe to clients its proxy voting policies and procedures and will furnish a copy of its proxy voting policies and procedures upon request. This information may be provided to clients through Pioneer's Form ADV (Part II) disclosure, by separate notice to the client, or through Pioneer's website.

PROXY VOTING OVERSIGHT GROUP

   The members of the Proxy Voting Oversight Group are Pioneer's: Director of Portfolio Management US, Head of Investment Operations, and Director of Compliance. Other members of Pioneer will be invited to attend meetings and otherwise participate as necessary. The Head of Investment Operations will chair the Proxy Voting Oversight Group.

   The Proxy Voting Oversight Group is responsible for developing, evaluating, and changing (when necessary) Pioneer's Proxy Voting Policies and Procedures. The group meets at least annually to evaluate and review these policies and procedures and the services of its third-party proxy voting service. In addition, the Proxy Voting Oversight Group will meet as necessary to vote on referral items and address other business as necessary.

AMENDMENTS

   Pioneer may not amend its Proxy Voting Policies And Procedures without the prior approval of the Proxy Voting Oversight Group and its corporate parent, Pioneer Global Asset Management S.p.A

                             PROXY VOTING POLICIES

   Pioneer's sole concern in voting proxies is the economic effect of the proposal on the value of portfolio holdings, considering both the short- and long-term impact. In many instances, Pioneer believes that supporting the company's strategy and voting "for" management's proposals builds portfolio value. In other cases, however, proposals set forth by management may have a negative effect on that value, while some shareholder proposals may hold the best prospects for enhancing it. Pioneer monitors developments in the proxy-voting arena and will revise this policy as needed.

   All proxies that are received promptly will be voted in accordance with the specific policies listed below. All shares in a company held by Pioneer-managed accounts will be voted alike, unless a client has given us specific voting instructions on an issue or has not delegated authority to us. Proxy voting issues will be reviewed by Pioneer's Proxy Voting Oversight Group, which consists of the Director of Portfolio Management US, the Director of Investment Operations (the Proxy Coordinator), and the Director of Compliance.

   Pioneer has established Proxy Voting Procedures for identifying and reviewing conflicts of interest that may arise in the voting of proxies.

   Clients may request, at any time, a report on proxy votes for securities held in their portfolios and Pioneer is happy to discuss our proxy votes with company management. Pioneer retains a proxy voting service to provide research on proxy issues and to process proxy votes.

ADMINISTRATIVE

   While administrative items appear infrequently in U.S. issuer proxies, they are quite common in non-U.S. proxies.

   We will generally support these and similar management proposals:

    .  Corporate name change.

    .  A change of corporate headquarters.

    .  Stock exchange listing.

    .  Establishment of time and place of annual meeting.

    .  Adjournment or postponement of annual meeting.

    .  Acceptance/approval of financial statements.

    . Approval of dividend payments, dividend reinvestment plans and other dividend-related proposals.

    .  Approval of minutes and other formalities.

    .  Authorization of the transferring of reserves and allocation of income.

    .  Amendments to authorized signatories.

    .  Approval of accounting method changes or change in fiscal year-end.

    .  Acceptance of labor agreements.

    .  Appointment of internal auditors.

   Pioneer will vote on a case-by-case basis on other routine business; however, Pioneer will oppose any routine business proposal if insufficient information is presented in advance to allow Pioneer to judge the merit of the proposal. Pioneer has also instructed its proxy voting service to inform Pioneer of its analysis of any administrative items inconsistent, in its view, with supporting the value of Pioneer portfolio holdings so that Pioneer may consider and vote on those items on a case-by-case basis.

AUDITORS

   We normally vote for proposals to:

    . Ratify the auditors. We will consider a vote against if we are concerned about the auditors' independence or their past work for the company. Specifically, we will oppose the ratification of auditors and withhold votes from audit committee members if non-audit fees paid by the company to the auditing firm exceed the sum of audit fees plus audit-related fees plus permissible tax fees according to the disclosure categories proposed by the Securities and Exchange Commission.

    .  Restore shareholder rights to ratify the auditors.

   We will normally oppose proposals that require companies to:

    .  Seek bids from other auditors.

    . Rotate auditing firms, except where the rotation is statutorily required or where rotation would demonstrably strengthen financial disclosure.

    .  Indemnify auditors.

    .  Prohibit auditors from engaging in non-audit services for the company.

BOARD OF DIRECTORS

   On issues related to the board of directors, Pioneer normally supports management. We will, however, consider a vote against management in instances where corporate performance has been very poor or where the board appears to lack independence.

GENERAL BOARD ISSUES

   Pioneer will vote for:

    . Audit, compensation and nominating committees composed of independent directors exclusively.

    . Indemnification for directors for actions taken in good faith in accordance with the business judgment rule. We will vote against proposals for broader indemnification.

    . Changes in board size that appear to have a legitimate business purpose and are not primarily for anti-takeover reasons.

    .  Election of an honorary director.

   We will vote against:

    .  Minimum stock ownership by directors.

    . Term limits for directors. Companies benefit from experienced directors, and shareholder control is better achieved through annual votes.

    .  Requirements for union or special interest representation on the board.

    .  Requirements to provide two candidates for each board seat.

   We will vote on a case-by case basis on these issues:

    . Separate chairman and CEO positions. We will consider voting with shareholders on these issues in cases of poor corporate performance.

ELECTIONS OF DIRECTORS

   In uncontested elections of directors we will vote against:

    . Individual directors with absenteeism above 25% without valid reason. We support proposals that require disclosure of director attendance.

    . Insider directors and affiliated outsiders who sit on the audit, compensation, stock option or nominating committees. For the purposes of our policy, we accept the definition of affiliated directors provided by our proxy voting service.

   We will also vote against:

    . Directors who have failed to act on a takeover offer where the majority of shareholders have tendered their shares.

    . Directors who appear to lack independence or are associated with very poor corporate performance.

   We will vote on a case-by case basis on these issues:

    . Re-election of directors who have implemented or renewed a dead-hand or modified dead-hand poison pill (a "dead-hand poison pill" is a shareholder rights plan that may be altered only by incumbent or "dead " directors. These plans prevent a potential acquirer from disabling a poison pill by obtaining control of the board through a proxy vote).

    .  Contested election of directors.

    . Prior to phase-in required by SEC, we would consider supporting election of a majority of independent directors in cases of poor performance.

    .  Mandatory retirement policies.

    . Directors who have ignored a shareholder proposal that has been approved by shareholders for two consecutive years.

TAKEOVER-RELATED MEASURES

   Pioneer is generally opposed to proposals that may discourage takeover attempts. We believe that the potential for a takeover helps ensure that corporate performance remains high. Pioneer will vote for:

    .  Cumulative voting.

    .  Increase ability for shareholders to call special meetings.

    .  Increase ability for shareholders to act by written consent.

    .  Restrictions on the ability to make greenmail payments.

    .  Submitting rights plans to shareholder vote.

    .  Rescinding shareholder rights plans ("poison pills").

    .  Opting out of the following state takeover statutes:

    . Control share acquisition statutes, which deny large holders voting rights on holdings over a specified threshold.

    . Control share cash-out provisions, which require large holders to acquire shares from other holders.

    . Freeze-out provisions, which impose a waiting period on large holders before they can attempt to gain control.

    . Stakeholder laws, which permit directors to consider interests of non-shareholder constituencies.

    . Disgorgement provisions, which require acquirers to disgorge profits on purchases made before gaining control.

    .  Fair price provisions.

    .  Authorization of shareholder rights plans.

    .  Labor protection provisions.

    .  Mandatory classified boards.

   We will vote on a case-by-case basis on the following issues:

    . Fair price provisions. We will vote against provisions requiring supermajority votes to approve takeovers. We will also consider voting against proposals that require a supermajority vote to repeal or amend the provision. Finally, we will consider the mechanism used to determine the fair price; we are generally opposed to complicated formulas or requirements to pay a premium.

    . Opting out of state takeover statutes regarding fair price provisions. We will use the criteria used for fair price provisions in general to determine our vote on this issue.

    .  Proposals that allow shareholders to nominate directors.

   We will vote against:

    .  Classified boards, except in the case of closed-end mutual funds.

    . Limiting shareholder ability to remove or appoint directors. We will support proposals to restore shareholder authority in this area. We will review on a case-by-case basis proposals that authorize the board to make interim appointments.

    .  Classes of shares with unequal voting rights.

    .  Supermajority vote requirements.

    . Severance packages ("golden" and "tin" parachutes). We will support proposals to put these packages to shareholder vote.

    . Reimbursement of dissident proxy solicitation expenses. While we ordinarily support measures that encourage takeover bids, we believe that management should have full control over corporate funds.

    .  Extension of advance notice requirements for shareholder proposals.

    . Granting board authority normally retained by shareholders (e.g., amend charter, set board size).

    . Shareholder rights plans ("poison pills"). These plans generally allow shareholders to buy additional shares at a below-market price in the event of a change in control and may deter some bids.

CAPITAL STRUCTURE

   Managements need considerable flexibility in determining the company's financial structure, and Pioneer normally supports managements' proposals in this area. We will, however, reject proposals that impose high barriers to potential takeovers.

   Pioneer will vote for:

    .  Changes in par value.

    .  Reverse splits, if accompanied by a reduction in number of shares.

    . Share repurchase programs, if all shareholders may participate on equal terms.

    .  Bond issuance.

    .  Increases in "ordinary" preferred stock.

    . Proposals to have blank-check common stock placements (other than shares issued in the normal course of business) submitted for shareholder approval.

    .  Cancellation of company treasury shares.

   We will vote on a case-by-case basis on the following issues:

    . Reverse splits not accompanied by a reduction in number of shares, considering the risk of delisting.

    . Increase in authorized common stock. We will make a determination considering, among other factors:

    .  Number of shares currently available for issuance;

    . Size of requested increase (we would normally approve increases of up to 100% of current authorization);

    .  Proposed use of the additional shares; and

    . Potential consequences of a failure to increase the number of shares outstanding (e.g., delisting or bankruptcy).

    . Blank-check preferred. We will normally oppose issuance of a new class of blank-check preferred, but may approve an increase in a class already outstanding if the company has demonstrated that it uses this flexibility appropriately.

    .  Proposals to submit private placements to shareholder vote.

    .  Other financing plans.

   We will vote against preemptive rights that we believe limit a company's financing flexibility.

COMPENSATION

   Pioneer supports compensation plans that link pay to shareholder returns and believes that management has the best understanding of the level of compensation needed to attract and retain qualified people. At the same time, stock-related compensation plans have a significant economic impact and a direct effect on the balance sheet. Therefore, while we do not want to micromanage a company's compensation programs, we will place limits on the potential dilution these plans may impose.

   Pioneer will vote for:

    .  401(k) benefit plans.

    . Employee stock ownership plans (ESOPs), as long as shares allocated to ESOPs are less than 5% of outstanding shares. Larger blocks of stock in ESOPs can serve as a takeover defense. We will support proposals to submit ESOPs to shareholder vote.

    . Various issues related to the Omnibus Budget and Reconciliation Act of 1993 (OBRA), including:

    .  Amendments to performance plans to conform with OBRA;

    .  Caps on annual grants or amendments of administrative features;

    .  Adding performance goals; and

    .  Cash or cash-and-stock bonus plans.

    . Establish a process to link pay, including stock-option grants, to performance, leaving specifics of implementation to the company.

    .  Require that option repricings be submitted to shareholders.

    .  Require the expensing of stock-option awards.

    . Require reporting of executive retirement benefits (deferred compensation, split-dollar life insurance, SERPs, and pension benefits).

    . Employee stock purchase plans where the purchase price is equal to at least 85% of the market price, where the offering period is no greater than 27 months and where potential dilution (as defined below) is no greater than 10%.

   We will vote on a case-by-case basis on the following issues:

    . Executive and director stock-related compensation plans. We will consider the following factors when reviewing these plans:

       . The program must be of a reasonable size. We will approve plans where the combined employee and director plans together would generate less than 15% dilution. We will reject plans with 15% or more potential dilution.

          Dilution = (A + B + C) / (A + B + C + D), where
          A = Shares reserved for plan/amendment,
          B = Shares available under continuing plans, C = Shares granted but unexercised and D = Shares outstanding.

    .  The plan must not:

       . Explicitly permit unlimited option repricing authority or that have repriced in the past without shareholder approval.

       . Be a self-replenishing "evergreen" plan, plans that grant discount options and tax offset payments.

    . We are generally in favor of proposals that increase participation beyond executives.

    . We generally support proposals asking companies to adopt rigorous vesting provisions for stock option plans such as those that vest incrementally over, at least, a three- or four-year period with a pro rata portion of the shares becoming exercisable on an annual basis following grant date.

    . We generally support proposals asking companies to disclose their window period policies for stock transactions. Window period policies ensure that employees do not exercise options based on insider information contemporaneous with quarterly earnings releases and other material corporate announcements.

    . We generally support proposals asking companies to adopt stock holding periods for their executives.

    .  All other employee stock purchase plans.

    . All other compensation-related proposals, including deferred compensation plans, employment agreements, loan guarantee programs and retirement plans.

    . All other proposals regarding stock compensation plans, including extending the life of a plan, changing vesting restrictions, repricing options, lengthening exercise periods or accelerating distribution of awards and pyramiding and cashless exercise programs.

   We will vote against:

    . Pensions for non-employee directors. We believe these retirement plans reduce director objectivity.

    .  Elimination of stock option plans.

   We will vote on a case-by case basis on these issues:

    .  Limits on executive and director pay.

    .  Stock in lieu of cash compensation for directors.

CORPORATE GOVERNANCE

   Pioneer will vote for:

    .  Confidential Voting.

    . Equal access provisions, which allow shareholders to contribute their opinion to proxy materials.

    . Proposals requiring directors to disclose their ownership of shares in the company.

   We will vote on a case-by-case basis on the following issues:

    . Change in the state of incorporation. We will support reincorporations supported by valid business reasons. We will oppose those that appear to be solely for the purpose of strengthening takeover defenses.

    .  Bundled proposals. We will evaluate the overall impact of the proposal.

    .  Adopting or amending the charter, bylaws or articles of association.

    . Shareholder appraisal rights, which allow shareholders to demand judicial review of an acquisition price.

   We will vote against:

    . Shareholder advisory committees. While management should solicit shareholder input, we prefer to leave the method of doing so to management's discretion.

    .  Limitations on stock ownership or voting rights.

    .  Reduction in share ownership disclosure guidelines.

MERGERS AND RESTRUCTURINGS

   Pioneer will vote on the following and similar issues on a case-by-case basis:

    .  Mergers and acquisitions.

    . Corporate restructurings, including spin-offs, liquidations, asset sales, joint ventures, conversions to holding company and conversions to self-managed REIT structure.

    .  Debt restructurings.

    .  Conversion of securities.

    .  Issuance of shares to facilitate a merger.

    .  Private placements, warrants, convertible debentures.

    . Proposals requiring management to inform shareholders of merger opportunities.

   We will normally vote against shareholder proposals requiring that the company be put up for sale.

MUTUAL FUNDS

   Many of our portfolios may invest in shares of closed-end mutual funds or exchange-traded funds. The non-corporate structure of these investments raises several unique proxy voting issues.

   Pioneer will vote for:

    .  Establishment of new classes or series of shares.

    .  Establishment of a master-feeder structure.

   Pioneer will vote on a case-by-case on:

    . Changes in investment policy. We will normally support changes that do not affect the investment objective or overall risk level of the fund. We will examine more fundamental changes on a case-by-case basis.

    .  Approval of new or amended advisory contracts.

    .  Changes from closed-end to open-end format.

    .  Authorization for, or increase in, preferred shares.

    .  Disposition of assets, termination, liquidation, or mergers.

    . Classified boards of closed-end mutual funds, but will typically support such proposals.

SOCIAL ISSUES

   Pioneer will abstain on stockholder proposals calling for greater disclosure of corporate activities with regard to social issues. "Social Issues" may generally be described as shareholder proposals for a company to:

    .  Conduct studies regarding certain issues of public concern and interest;

    . Study the feasibility of the company taking certain actions with regard to such issues; or

    . Take specific action, including ceasing certain behavior and adopting company standards and principles, in relation to issues of public concern and interest.

   We believe these issues are important and should receive management attention. Pioneer will vote against proposals calling for substantial changes in the company's business or activities. We will also normally vote against proposals with regard to contributions, believing that management should control the routine disbursement of funds.

                      RAINIER INVESTMENT MANAGEMENT, INC.

                           2008 PROXY VOTING POLICY

                             SUMMARY & PROCEDURES

                                 INTRODUCTION
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   This statement sets forth the proxy voting policy of Rainier Investment Management, Inc.(R) ("RIM") and is intended to be in compliance with 17 CFR
270. 30b1-4 and 17 CFR 275.206(4)-6, rules relating to the voting of proxies by registered investment advisers and investment companies registered under Investment Company Act of 1940.

   RIM clients include mutual funds, employee benefit plans, corporations, charitable organizations and individuals. As an investment adviser, RIM is a fiduciary that owes each of its clients duties of care and loyalty with respect to all services undertaken on the client's behalf, including proxy voting. The duty of care requires RIM, when it has proxy voting authority, to monitor corporate events and to vote the proxies. To satisfy its duty of loyalty, RIM will cast the proxy votes in a manner consistent with the best interest of its clients and will not subrogate client interests to its own.

   RIM is the Adviser of the Rainier Investment Management Mutual Funds ("Funds"). RIM acts as a fiduciary of the Funds and shall vote the proxies of the Funds' portfolio securities in a manner consistent with the best interest of the Funds and its shareholders.

   RIM shall analyze each proxy on a case-by-case basis, informed by the guidelines elaborated below, subject to the requirement that all votes shall be cast solely in the long-term interest of its clients. RIM does not intend for these guidelines to be exhaustive. Hundreds of issues appear on proxy ballots every year, and it is neither practical nor productive to fashion voting guidelines and policies which attempt to address every eventuality. Rather, RIM's guidelines are intended to cover the most significant and frequent proxy issues that arise. RIM shall revise its guidelines as events warrant.

                                  PROCEDURES
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PROCEDURES USED TO ADDRESS ANY POTENTIAL CONFLICTS OF INTEREST.

   RIM votes on a pre-established set of policy guidelines and on the recommendations of an independent third party, Institutional Shareholder Services (ISS). ISS makes its recommendations based on its independent, objective analysis of the economic interests of shareholders. This process ensures that RIM votes in the best interests of advisory clients and mutual fund shareholders, and it insulates our voting decisions from any potential conflicts of interest. Subject to RIM Proxy Policy Committee procedures, RIM may also override ISS vote recommendations on a case-by case basis on:

    . Issues called out by other established proxy voting guidelines, such as the AFL-CIO Proxy Voting Guidelines

    .  Issues that ISS itself considers on a case-by-case basis

THE EXTENT TO WHICH RIM DELEGATES PROXY VOTING AUTHORITY TO OR RELIES ON RECOMMENDATIONS OF A THIRD PARTY.

   As noted above, RIM relies on the recommendations of ISS. We retain ultimate responsibility for the votes, and we have the ability to override ISS vote recommendations. We will only do so, however, if we believe that a different vote is in the best interests of our clients and mutual fund shareholders.

   To the extent RIM desires to override ISS's vote recommendations for the reasons noted above, RIM (through its Proxy Policy Committee) will consider whether the proxy voting decision poses a material conflict between RIM's interest and that of the relevant clients. If RIM determines that a proxy proposal raises a material conflict between RIM's interests and a client's interest, RIM will resolve such a conflict in the manner described below, in its discretion:

      (i) RIM may follow the recommendation of another nationally recognized third-party proxy advisory service, and document RIM's reasons for overriding ISS and vote in accordance with the recommendation of the other third party;

      (ii) RIM may decide independently how to vote the proxies notwithstanding its material conflict of interest, provided it carefully and fully documents its reasons for voting in the manner proposed;

      (iii) RIM may, in its discretion, disclose the conflict to each affected client and vote as directed by the client, if RIM receives a timely response from the client (and RIM may abstain from voting in the absence of a timely client response);

      (iv) RIM may erect information barriers around the person or persons making the voting decision sufficient to insulate the decision from the conflict;

      (v) RIM may abstain from voting on the proposal, if (a) RIM determines that an abstention is in the best interest of the affected clients as a whole, (b) the expected benefit to the affected clients as a whole of voting the proxy exceeds the costs of voting the proxy, (c) RIM concludes that the value of the affected clients' economic interest as a whole in the proposal or the value of the portfolio holding is insignificant, or (d) RIM has not received a timely response from the client; or

      (vi) RIM may implement any other procedure that results in a decision that is demonstrably based on the client's best interest and not the product of the conflict.

THE EXTENT TO WHICH RIM WILL SUPPORT OR GIVE WEIGHT TO THE VIEWS OF MANAGEMENT OF A PORTFOLIO COMPANY.

   We base our voting decisions on our policy guidelines and on ISS recommendations, both of which are driven by considerations of the best interests of our clients and mutual fund shareholders. We vote in favor of management positions only when they coincide with the best interests of our clients and mutual fund shareholders.

POLICIES AND PROCEDURES RELATING TO MATTERS SUBSTANTIALLY AFFECTING THE RIGHTS OF THE HOLDERS OF THE SECURITY BEING VOTED.

   Our policy guidelines include a section devoted specifically to shareholder rights. We generally support shareholder voting rights and oppose efforts to restrict them.

DISCLOSURE TO CLIENTS.

   RIM will disclose to its clients how they may obtain information from RIM about how RIM voted with respect to their securities. RIM will provide to its clients a description or a copy of these proxy voting policies and procedures.

BOOKS AND RECORDS MAINTAINED BY RIM.

   In connection with voting proxies and these Proxy Voting Policies and Procedures, RIM maintains (in hardcopy or electronic form) such books and records as may be required by applicable law, rules or regulations, including:

    .  RIM's policies and procedures relating to voting proxies;

    . A copy of each proxy statement that RIM receives regarding clients' securities, provided that RIM may rely on (a) a third party to make and retain, on RIM's behalf, pursuant to a written undertaking, a copy of proxy statements or (b) obtaining a copy of proxy statements from the SEC's Electronic Data Gathering, Analysis, and Retrieval (EDGAR) system;

    . A record of each vote cast by RIM on behalf of clients, provided that RIM may rely on a third party to make and retain, on RIM's behalf, pursuant to a written undertaking, records of votes cast;

    . Copies of any documents created by RIM that were material to making a decision on how to vote proxies on behalf of a client or that memorialize the basis for that decision; and

    . A record of each written client request for proxy voting information and a copy of any written response by RIM to any written or oral client request for information on how RIM voted proxies on behalf of the requesting client.

   Such books and records will be maintained and preserved in an easily accessible place for a period of not less than five years from the end of the fiscal year during which the last entry was made on such record, the first two years in RIM's main business office.

[LOGO]
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                   2008 U.S. PROXY VOTING GUIDELINES SUMMARY

                            ISS GOVERNANCE SERVICES

                               DECEMBER 17, 2007

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Copyright (C) 2007 by RiskMetrics Group.

All rights reserved. No part of this publication may be reproduced or transmitted in any form or by any means, electronic or mechanical, including photocopy, recording, or any information storage and retrieval system, without permission in writing from the publisher. Requests for permission to make copies of any part of this work should be sent to: RiskMetrics Group Marketing Department, One Chase Manhattan Plaza, 44th Floor, New York, NY 10005. RiskMetrics Group is a trademark used herein under license.

Risk Management |   RiskMetrics Labs |   ISS Governance Services |   Financial Research Analysis

                              www.riskmetrics.com

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                            ISS GOVERANCE SERVICES
                   2008 U.S. PROXY VOTING GUIDELINES SUMMARY

                EFFECTIVE FOR MEETINGS ON OR AFTER FEB 1, 2008
                             UPDATED DEC 17, 2007

   The following is a condensed version of the proxy voting recommendations contained in the ISS Governance Services ("155") Proxy Voting Manual.

TABLE OF CONTENTS

1. OPERATIONAL ITEMS..............................................................................  7
   Adjourn Meeting................................................................................  7
   Amend Quorum Requirements......................................................................  7
   Amend Minor Bylaws.............................................................................  7
   Auditor Indemnification and Limitation of Liability............................................  7
   Auditor Ratification...........................................................................  7
   Change Company Name............................................................................  8
   Change Date, Time, or Location of Annual Meeting...............................................  8
   Transact Other Business........................................................................  8

2. BOARD OF DIRECTORS.............................................................................  9
   Voting on Director Nominees in Uncontested Elections...........................................  9
   2008 Classification of Directors............................................................... 11
   Age Limits..................................................................................... 13
   Board Size..................................................................................... 13
   Classification/Declassification of the Board................................................... 13
   Cumulative Voting.............................................................................. 13
   Director and Officer Indemnification and Liability Protection.................................. 13
   Establish/Amend Nominee Qualifications......................................................... 14
   Filling Vacancies/Removal of Directors......................................................... 14
   Independent Chair (Separate Chair/CEO)......................................................... 14
   Majority of Independent Directors/Establishment of Committees.................................. 15
   Majority Vote Shareholder Proposals............................................................ 16
   Office of the Board............................................................................ 16
   Open Access.................................................................................... 16
   Performance Test for Directors................................................................. 16
   Stock Ownership Requirements................................................................... 17
   Term Limits.................................................................................... 18

3. PROXY CONTESTS................................................................................. 19
   Voting for Director Nominees in Contested Elections............................................ 19
   Reimbursing Proxy Solicitation Expenses........................................................ 19
   Confidential Voting............................................................................ 19

4. ANTITAKEOVER DEFENSES AND VOTING RELATED ISSUES................................................ 20
   Advance Notice Requirements for Shareholder Proposals/Nominations.............................. 20
   Amend Bylaws without Shareholder Consent....................................................... 20

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   Poison Pills............................................................................... 20
   Shareholder Ability to Act by Written Consent.............................................. 20
   Shareholder Ability to Call Special Meetings............................................... 21
   Supermajority Vote Requirements............................................................ 21

5. MERGERS AND CORPORATE RESTRUCTURINGS....................................................... 22
 OVERALL APPROACH............................................................................. 22
   Appraisal Rights........................................................................... 22
   Asset Purchases............................................................................ 22
   Asset Sales................................................................................ 23
   Bundled Proposals.......................................................................... 23
   Conversion of Securities................................................................... 23
   Corporate Reorganization/Debt Restructuring/Prepackaged Bankruptcy Plans/Reverse Leveraged
     Buyouts/Wrap Plans....................................................................... 23
   Formation of Holding Company............................................................... 24
   Going Private Transactions (LBOs, Minority Squeezeouts, and Going Dark).................... 24
   Joint Ventures............................................................................. 25
   Liquidations............................................................................... 25
   Mergers and Acquisitions/Issuance of Shares to Facilitate Merger or Acquisition............ 25
   Private Placements/Warrants/Convertible Debentures......................................... 25
   Spinoffs................................................................................... 26
   Value Maximization Proposals............................................................... 26

6. STATE OF INCORPORATION..................................................................... 27
   Control Share Acquisition Provisions....................................................... 27
   Control Share Cash-Out Provisions.......................................................... 27
   Disgorgement Provisions.................................................................... 27
   Fair Price Provisions...................................................................... 27
   Freeze-Out Provisions...................................................................... 28
   Greenmail.................................................................................. 28
   Reincorporation Proposals.................................................................. 28
   Stakeholder Provisions..................................................................... 28
   State Antitakeover Statutes................................................................ 28

7. CAPITAL STRUCTURE.......................................................................... 29
   Adjustments to Par Value of Common Stock................................................... 29
   Common Stock Authorization................................................................. 29
   Dual-Class Stock........................................................................... 29
   Issue Stock for Use with Rights Plan....................................................... 29
   Preemptive Rights.......................................................................... 29
   Preferred Stock............................................................................ 30
   Recapitalization........................................................................... 30
   Reverse Stock Splits....................................................................... 30
   Share Repurchase Programs.................................................................. 30
   Stock Distributions: Splits and Dividends.................................................. 31
   Tracking Stock............................................................................. 31

8. EXECUTIVE AND DIRECTOR COMPENSATION........................................................ 32
 EQUITY COMPENSATION PLANS.................................................................... 32
   Cost of Equity Plans....................................................................... 32

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   Repricing Provisions................................................................... 32
   Pay-for-Performance Disconnect......................................................... 33
   Three-Year Burn Rate/Burn Rate Commitment.............................................. 34
   Poor Pay Practices..................................................................... 35

  SPECIFIC TREATMENT OF CERTAIN AWARD TYPES IN EQUITY PLAN EVALUATIONS:................... 37
   Dividend Equivalent Rights............................................................. 37
   Liberal Share Recycling Provisions..................................................... 37
   Option Overhang Cost................................................................... 37

  OTHER COMPENSATION PROPOSALS AND POLICIES............................................... 38
   401(k) Employee Benefit Plans.......................................................... 38
   Advisory Vote on Executive Compensation (Say-on-Pay) Management Proposals.............. 38
   Director Compensation.................................................................. 39
   Director Retirement Plans.............................................................. 40
   Employee Stock Ownership Plans (ESOPs)................................................. 40
   Employee Stock Purchase Plans--Qualified Plans......................................... 40
   Employee Stock Purchase Plans--Non-Qualified Plans..................................... 40
   Incentive Bonus Plans and Tax Deductibility Proposals (OBRA-Related Compensation
     Proposals)........................................................................... 40
   Options Backdating..................................................................... 41
   Option Exchange Programs/Repricing Options............................................. 41
   Stock Plans in Lieu of Cash............................................................ 42
   Transfer Programs of Stock Options..................................................... 42

  SHAREHOLDER PROPOSALS ON COMPENSATION................................................... 43
   Advisory Vote on Executive Compensation (Say-on-Pay)................................... 43
   Compensation Consultants-Disclosure of Board or Company's Utilization.................. 43
   Disclosure/Setting Levels or Types of Compensation for Executives and Directors........ 43
   Pay for Superior Performance........................................................... 43
   Performance-Based Awards............................................................... 44
   Pension Plan Income Accounting......................................................... 45
   Pre-Arranged Trading Plans (10b5-1 Plans).............................................. 45
   Recoup Bonuses......................................................................... 45
   Severance Agreements for Executives/Golden Parachutes.................................. 45
   Share Buyback Holding Periods.......................................................... 46
   Stock Ownership or Holding Period Guidelines........................................... 46
   Supplemental Executive Retirement Plans (SERPs)........................................ 46
   Tax Gross-Up Proposals................................................................. 46

9. CORPORATE SOCIAL RESPONSIBILITY (CSR) ISSUES........................................... 47
  ANIMAL WELFARE.......................................................................... 47
   Animal Testing......................................................................... 47
   Animal Welfare Policies................................................................ 47
   Controlled Atmosphere Killing (CAK).................................................... 47

  CONSUMER ISSUES......................................................................... 47
   Genetically Modified Ingredients....................................................... 47
   Consumer Lending....................................................................... 48
   Pharmaceutical Pricing................................................................. 48
   Pharmaceutical Product Reimportation................................................... 48

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   Product Safety and Toxic Materials.............................................................. 49
   Tobacco......................................................................................... 49

  DIVERSITY........................................................................................ 50
   Board Diversity................................................................................. 50
   Equality of Opportunity and Glass Ceiling....................................................... 51
   Sexual Orientation and Domestic Partner Benefits................................................ 51

  CLIMATE CHANGE AND THE ENVIRONMENT............................................................... 51
   Climate Change.................................................................................. 51
   Concentrated Area Feeding Operations (CAFO)..................................................... 52
   Energy Efficiency............................................................................... 52
   Facility Safety (Nuclear and Chemical Plant Safety)............................................. 52
   General Environmental Reporting................................................................. 52
   Greenhouse Gas Emissions........................................................................ 52
   Operations in Protected Areas................................................................... 53
   Recycling....................................................................................... 53
   Renewable Energy................................................................................ 53

  GENERAL CORPORATE ISSUES......................................................................... 53
   Charitable Contributions........................................................................ 53
   CSR Compensation-Related Proposals.............................................................. 54
   HIV/AIDS........................................................................................ 54
   Lobbying Expenditures/Initiatives............................................................... 54
   Political Contributions and Trade Associations Spending......................................... 55

  INTERNATIONAL ISSUES, LABOR ISSUES, AND HUMAN RIGHTS............................................. 55
   China Principles................................................................................ 55
   Codes of Conduct................................................................................ 55
   Community Impact Assessments.................................................................... 56
   Foreign Military Sales/Offsets.................................................................. 56
   Internet Privacy and Censorship................................................................. 56
   MacBride Principles............................................................................. 57
   Nuclear and Depleted Uranium Weapons............................................................ 57
   Operations in High Risk Markets................................................................. 57
   Outsourcing/Offshoring.......................................................................... 58
   Vendor Standards................................................................................ 58

  SUSTAINABILITY................................................................................... 58
   Sustainability Reporting........................................................................ 58

10. MUTUAL FUND PROXIES............................................................................ 59
   Election of Directors........................................................................... 59
   Converting Closed-end Fund to Open-end Fund..................................................... 59
   Proxy Contests.................................................................................. 59
   Investment Advisory Agreements.................................................................. 59
   Approving New Classes or Series of Shares....................................................... 60
   Preferred Stock Proposals....................................................................... 60
   1940 Act Policies............................................................................... 60
   Changing a Fundamental Restriction to a Nonfundamental Restriction.............................. 60

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   Change Fundamental Investment Objective to Nonfundamental....................................... 60
   Name Change Proposals........................................................................... 60
   Change in Fund's Subclassification.............................................................. 61
   Disposition of Assets/Termination/Liquidation................................................... 61
   Changes to the Charter Document................................................................. 61
   Changing the Domicile of a Fund................................................................. 61
   Authorizing the Board to Hire and Terminate Subadvisors Without Shareholder Approval............ 62
   Distribution Agreements......................................................................... 62
   Master-Feeder Structure......................................................................... 62
   Mergers......................................................................................... 62

  SHAREHOLDER PROPOSALS FOR MUTUAL FUNDS........................................................... 62
   Establish Director Ownership Requirement........................................................ 62
   Reimburse Shareholder for Expenses Incurred..................................................... 62
   Terminate the Investment Advisor................................................................ 62

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1. OPERATIONAL ITEMS

ADJOURN MEETING

   Generally vote AGAINST proposals to provide management with the authority to adjourn an annual or special meeting absent compelling reasons to support the proposal.

   Vote FOR proposals that relate specifically to soliciting votes for a merger or transaction if supporting that merger or transaction. Vote AGAINST proposals if the wording is too vague or if the proposal includes 'other business."

AMEND QUORUM REQUIREMENTS

   Vote AGAINST proposals to reduce quorum requirements for shareholder meetings below a majority of the shares outstanding unless there are compelling reasons to support the proposal.

AMEND MINOR BYLAWS

   Vote FOR by Law or charter changes that are of a housekeeping nature (updates or corrections).

AUDITOR INDEMNIFICATION AND LIMITATION OF LIABILITY

   Consider the issue of auditor indemnification and limitation of liability on a CASE-BY-CASE basis. Factors to be assessed include, but are not limited to:

    . The terms of the auditor agreement- the degree to which these agreements impact shareholders rights;

    .  Motivation and rationale for establishing the agreements;

    .  Quality of disclosure; and

    .  Historical practices in the audit area.

   WTHHOLD or vote AGAINST members of an audit committee in situations where there is persuasive evidence that the audit committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm.

AUDITOR RATIFICATION

   Vote FOR proposals to ratify auditors, unless any of the following apply:

    . An auditor has a financial interest in or association with the company, and is therefore not independent;

    . There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company's financial position;

    . Poor accounting practices are identified that rise to a serious level of concern, such as: fraud; misapplication of GAAP; and material weaknesses identified in Section 404 disclosures; or

    .  Fees for non-audit services ("Other" fees) are excessive.

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   Non-audit fees are excessive if:

   Non-audit ("other") fees >audit fees + audit-related fees + tax compliance/preparation fees

   Tax compliance and preparation include the preparation of original, and amended tax returns, refund claims and tax payment planning. All other services in the tax category, such as tax advice, planning or consulting should be added to "Other" fees. If the breakout of tax fees cannot be determined, add all tax fees to "Other" fees.

   In circumstances where 'Other' fees include fees related to significant one-time capital structure events: initial public offerings, bankruptcy emergence, and spin-offs; and the company makes public disclosure of the amount and nature of those fees which are an exception to the standard "non-audit fee' category, then such fees may be excluded from the non-audit fees considered in determining the ratio of non-audit to audit/audit-related fees/tax compliance and preparation for purposes of determining whether non-audit fees are excessive.

   Vote CASE-BY-CASE on shareholder proposals asking companies to prohibit or limit their auditors from engaging in non-audit services.

   Vote CASE-BY-CASE on shareholder proposals asking for audit firm rotation, taking into account:

    .  The tenure of the audit firm;

    .  The length of rotation specified in the proposal;

    .  Any significant audit-related issues at the company;

    .  The number of Audit Committee meetings held each year;

    .  The number of financial experts serving on the committee; and

    . Whether the company has a periodic renewal process where the auditor is evaluated for both audit quality and competitive price.

CHANGE COMPANY NAME

   Vote FOR proposals to change the corporate name.

CHANGE DATE, TIME, OR LOCATION OF ANNUAL MEETING

   Vote FOR management proposals to change the date, time, and/or location of the annual meeting unless the proposed change is unreasonable.

   Vote AGAINST shareholder proposals to change the date, time, and/or location of the annual meeting unless the current scheduling or location is unreasonable.

TRANSACT OTHER BUSINESS

   Vote AGAINST proposals to approve other business when it appears as voting item.

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2. BOARD OF DIRECTORS:

VOTING ON DIRECTOR NOMINEES IN UNCONTESTED ELECTIONS

   Vote on director nominees should be determined on a CASE-BY-CASE basis.

   Vote AGAINST or WITHHOLD/1/ from individual directors who:

    . Attend less than 75 percent of the board and committee meetings without a valid excuse (such as illness, service to the nation, work on behalf of the company);

    .  Sit on more than six public company boards;

    . Are CEOs of public companies who sit on the boards of more than two public companies besides their own--withhold only at their outside boards.

   Vote AGAINST or WITHHOLD from all nominees of the board of directors, (except from new nominees, who should be considered on a CASE-BY-CASE basis) if:

    . The company's proxy indicates that not alt directors attended 75% of the aggregate of their board and committee meetings, but fails to provide the required disclosure of the names of the directors involved. If this information cannot be obtained, vote against/withhold from all incumbent directors;

    . The company's poison pill has a dead-hand or modified dead-hand feature. Vote against/withhold every year until this feature is removed;

    . The board adopts or renews a poison pill without shareholder approval, does not commit to putting it to shareholder vote within 12 months of adoption (or in the case of an newly public company, does not commit to put the pill to a shareholder vote within 12 months following the IPO), or reneges on a commitment to put the pill to a vote, and has not yet received a withhold/against recommendation for this issue;

    . The board failed to act on a shareholder proposal that received approval by a majority of the shares outstanding the previous year (a management proposal with other than a FOR recommendation by management will not be considered as sufficient action taken);

    . The board failed to act on a shareholder proposal that received approval of the majority of shares cast for the previous two consecutive years (a management proposal with other than a FOR recommendation by management will not be considered as sufficient action taken);

    . The board failed to act on takeover offers where the majority of the shareholders tendered their shares;

    . At the previous board election, any director received more than 50 percent withhold/against votes of the shares cast and the company has failed to address the underlying issue(s) that caused the high withhold/against vote;

    . The company is a Russell 3000 company that underperformed its industry group (GICS group) under the criteria discussed in the section "Performance Test for Directors";

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/1/ In general, companies with a plurality vote standard use "Withhold" as the valid contrary vote option in director elections; companies with a majority vote standard use "Against". However, it will vary by company and the proxy must be checked to determine the valid contrary vote option for the particular company.

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    . The board is classified, and a continuing director responsible for a problematic governance issue at the board/committee level that would warrant a withhold/against vote recommendation is not up for election-any or all appropriate nominees (except new) may be held accountable.

   Vote AGAINST or WITHHOLD from Inside Directors and Affiliated Outside Directors (per the Classification of Directors below) when:

    . The inside or affiliated outside director serves on any of the three key committees: audit, compensation, or nominating;

    . The company lacks an audit, compensation, or nominating committee so that the full board functions as that committee;

    . The company lacks a formal nominating committee, even if board attests that the independent directors fulfill the functions of such a committee;

    .  The full board is less than majority independent.

   Vote AGAINST or WITHHOLD from the members of the Audit Committee if:

    . The non - audit fees paid to the auditor are excessive (see discussion under Auditor Ratification);

    . Poor accounting practices are identified which rise to a Level of serious concern, such as: fraud; misapplication of GAAP; and material weaknesses identified in Section 404 disclosures; or

    . There is persuasive evidence that the audit committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm.

   Vote AGAINST or WITHHOLD from the members of the Compensation Committee if:

    . There is a negative correlation between the chief executive's pay and company performance (see discussion under Equity Compensation Plans);

    . The company reprices underwater options for stock, cash or other consideration without prior shareholder approval, even if allowed in their equity plan;

    . The company fails to submit one-time transfers of stock options to a shareholder vote;

    . The company fails to fulfill the terms of a burn rate commitment they made to shareholders;

    .  The company has backdated options (see "Options Backdating" policy);

    . The company has poor compensation practices (see "Poor Pay Practices" policy). Poor pay practices may warrant withholding votes from the CEO and potentially the entire board as welt.

   Vote AGAINST or WITHHOLD from directors, individually or the entire board, for egregious actions or failure to replace management as appropriate.

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2008 CLASSIFICATION OF DIRECTORS

INSIDE DIRECTOR (I)

    .  Employee of the company or one of its affiliates/1/

    . Non-employee officer of the company if among the five most highly paid individuals (excluding interim CEO);

    .  Listed as a Section 16 officer/2/

    .  Current interim CEO;

    . Beneficial owner of more than 50 percent of the company's voting power (this may be aggregated if voting power is distributed among more than one member of a defined group).

AFFILIATED OUTSIDE DIRECTOR (AO)

    .  Board attestation that an outside director is not independent;

    .  Former CEO of the company/3/

    .  Former CEO of an acquired company within the past five years;

    . Former interim CEO if the service was longer than 18 months. If the service was between twelve and eighteen months an assessment of the interim CEO's employment agreement will be made;/4/

    . Former executive/2/ of the company, an affiliate or an acquired firm within the past five years;

    . Executive/2/ of a former parent or predecessor firm at the time the company was sold or split off from the parent/predecessor within the past five years;

    . Executive/2/, former executive, general or limited partner of a joint venture or partnership with the company;

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FOOTNOTES:

/1/ "Affiliate" includes a subsidiary, sibling company, or parent company. ISS uses 50 percent control ownership by the parent company as the standard for applying its affiliate designation.
/2/ "Executives" (officers subject to Section 16 of the Securities and Exchange Act of 1934) include the chief executive, operating, financial, legal, technology, and accounting officers of a company (including the president, treasurer, secretary, controller, or any vice president in charge of a principal business unit, division or policy function). A non-employee director serving as an officer due to statutory requirements (e.g. corporate secretary) will be classified as an Affiliated Outsider. If the company provides additional disclosure that the director is not receiving additional compensation for serving in that capacity, then the director will be classified as an Independent Outsider.
/3/ Includes any former CEO of the company prior to the company's initial public offering (IPO).
/4/ ISS will look at the terms of the interim CEO's employment contract to determine if it contains severance pay, long-term health and pension benefits or other such standard provisions typically contained in contracts of permanent, non-temporary CEOs. ISS wilt also consider if a formal search process was underway for a full-time CEO at the time.

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    .  Relative/5/ of a current Section 16 officer of company or its affiliates;

    . Relative/5/ of a current employee of company or its affiliates where additional factors raise concern (which may include, but are not limited to, the following: a director related to numerous employees; the company or its affiliates employ relatives of numerous board members; or a non-Section 16 officer in a key strategic role);

    . Relative/5/ of former Section 16 officer, of company or its affiliate within the last five years;

    . Currently provides (or a relative/5/ provides) professional services/6/ to the company, to an affiliate of the company or an individual officer of the company or one of its affiliates in excess of $10,000 per year;

    . Employed by (or a relative/5/ is employed by) a significant customer or supplier/7/

    . Has (or a relative/5/ has) any transactional relationship with the company or its affiliates excluding investments in the company through a private placement;

    . Any material financial tie or other related party transactional relationship to the company;

    . Party to a voting agreement to vote in line with management on proposals being brought to shareholder vote;

    . Has (or a relative/5/ has) an interlocking relationship as defined by the SEC involving members of the board of directors or its Compensation and Stock Option Committee;/8/

    .  Founder/9/ of the company but not currently an employee;

    . Is (or a relative/5/ is) a trustee, director or employee of a charitable or non-profit organization that receives grants or endowments/7/ from the company or its affiliates/1/.

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FOOTNOTES:

/5/ "Relative" follows the SEC's new definition of "immediate family members" which covers spouses, parents, children, step-parents, step-children, siblings, in-laws, and any person (other than a tenant or employee) sharing the household of any director, nominee for director, executive officer, or significant shareholder of the company.
/6/ Professional services can be characterized as advisory in nature and generally include the following: investment banking I financial advisory services; commercial banking (beyond deposit services); investment services; insurance services; accounting/audit services; consulting services; marketing services; and legal services. The case of participation in a banking syndicate by a non-lead bank should be considered a transaction (and hence subject to the associated materiality test) rather than a professional relationship.
/7/ If the company makes or receives annual payments exceeding the greater of $200,000 or 5 percent of the recipient's gross revenues. (The recipient is the party receiving the financial proceeds from the transaction).
/8/ Interlocks include: (a) executive officers serving as directors on each other's compensation or similar committees (or, in the absence of such a committee, on the board); or (b) executive officers sitting on each other's boards and at Least one serves on the other's compensation or similar committees (or, in the absence of such a committee, on the board).
/9/ The operating involvement of the Founder with the company will be considered. Little to no operating involvement may cause ISS to deem the Founder as an independent outsider.

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INDEPENDENT OUTSIDE DIRECTOR (IO)

    .  No material/10/ connection to the company other than a board seat.

AGE LIMITS

   Vote AGAINST shareholder or management proposals to limit the tenure of outside directors through mandatory retirement ages.

BOARD SIZE

   Vote FOR proposals seeking to fix the board size or designate a range for the board size.

   Vote AGAINST proposals that give management the ability to alter the size of the board outside of a specified range without shareholder approval.

CLASSIFICATION/DECLASSIFICATION OF THE BOARD

   Vote AGAINST proposals to classify the board.

   Vote FOR proposals to repeal classified boards and to elect all directors annually.

CUMULATIVE VOTING

   Generally vote AGAINST proposals to eliminate cumulative voting.

   Generally vote FOR proposals to restore or provide for cumulative voting unless:

    . The company has proxy access or a similar structure/2/ to allow shareholders to nominate directors to the company's ballot; and

    . The company has adopted a majority vote standard, with a carve-out for plurality voting in situations where there are more nominees than seats, and a director resignation policy to address failed elections.

   Vote FOR proposals for cumulative voting at controlled companies (insider voting power > 50%).

DIRECTOR AND OFFICER INDEMNIFICATION AND LIABILITY PROTECTION

   Vote CASE-BY-CASE on proposals on director and officer indemnification and liability protection using Delaware law as the standard.

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/2/ Similar structure" would be a structure that allows shareholders to nominate candidates who the company will include on the management ballot IN ADDITION TO management's nominees, and their bios are included in management's proxy.
/10/ For purposes of ISS' director independence classification, "material" will be defined as a standard of relationship (financial, personal or otherwise) that a reasonable person might conclude could potentially influence one's objectivity in the boardroom in a manner that would have a meaningful impact on an individual's ability to satisfy requisite fiduciary standards on behalf of shareholders.

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   Vote AGAINST proposals to eliminate entirely directors' and officers' liability for monetary damages for violating the duty of care.

   Vote AGAINST indemnification proposals that would expand coverage beyond just legal expenses to Liability for acts, such as negligence, that are more serious violations of fiduciary obligation than mere carelessness.

   Vote AGAINST proposals that would expand the scope of indemnification to provide for mandatory indemnification of company officials in connection with acts that previously the company was permitted to provide indemnification for at the discretion of the company's board (i.e., "permissive indemnification) but that previously the company was not required to indemnify.

   Vote FOR only those proposals providing such expanded coverage in cases when a director's or officer's legal defense was unsuccessful if both of the following apply:

    . If the director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company; and

    .  If only the director's legal expenses would be covered.

ESTABLISH/AMEND NOMINEE QUALIFICATIONS

   Vote CASE-BY-CASE on proposals that establish or amend director qualifications. Votes should be based on how reasonable the criteria are and to what degree they may preclude dissident nominees from joining the board.

   Vote AGAINST shareholder proposals requiring two candidates per board seat.

FILLING VACANCIES/REMOVAL OF DIRECTORS

   Vote AGAINST proposals that provide that directors may be removed only for cause.

   Vote FOR proposals to restore shareholders' ability to remove directors with or without cause.

   Vote AGAINST proposals that provide that only continuing directors may elect replacements to fill board vacancies.

   Vote FOR proposals that permit shareholders to elect directors to fill board vacancies.

INDEPENDENT CHAIR (SEPARATE CHAIR/CEO)

   Generally vote FOR shareholder proposals requiring that the chairman's position be filled by an independent director, unless there are compelling reasons to recommend against the proposal, such as a counterbalancing governance structure. This should include all the following:

    . Designated lead director, elected by and from the independent board members with clearly delineated and comprehensive duties. (The role may alternatively reside with a presiding director, vice chairman,

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      or rotating lead director; however the director must serve a minimum of one year in order to qualify as a lead director.) The duties should include, but are not limited to, the following:

       . presides at all meetings of the board at which the chairman is not present, including executive sessions of the independent directors;

       .  serves as liaison between the chairman and the independent directors;

       .  approves information sent to the board;

       .  approves meeting agendas for the board;

       . approves meeting schedules to assure that there is sufficient time for discussion of all agenda items;

       .  has the authority to call meetings of the independent directors;

       . if requested by major shareholders, ensures that he is available for consultation and direct communication;

    . The company publicly discloses a comparison of the duties of its independent lead director and its chairman;

    . The company publicly discloses a sufficient explanation of why it chooses not to give the position of chairman to the independent lead director, and instead combine the chairman and CEO positions;

    .  Two-thirds independent board;

    .  All independent key committees;

    .  Established governance guidelines;

    . The company should not have underperformed both its peers and index on the basis of both one-year and three-year total shareholder returns*, unless there has been a change in the Chairman/CEO position within that time; and

    .  The company does not have any problematic governance issues.

   Vote FOR the proposal if the company does not provide disclosure with respect to any or all of the bullet points above. If disclosure is provided, evaluate on a CASE-BY-CASE basis.
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* The industry peer group used for this evaluation is the average of the 12 companies in the same 6-digit GICS group that are closest in revenue to the company. To fail, the company must under-perform its index and industry group on all 4 measures (1 and 3 year on industry peers and index).

MAJORITY OF INDEPENDENT DIRECTORS/ESTABLISHMENT OF COMMITTEES

   Vote FOR shareholder proposals asking that a majority or more of directors be independent unless the board composition already meets the proposed threshold by ISS' definition of independent outsider. (See Classification of Directors.)

   Vote FOR shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors if they currently do not meet that standard.

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MAJORITY VOTE SHAREHOLDER PROPOSALS

   Generally vote FOR precatory and binding resolutions requesting that the board change the company's bylaws to stipulate that directors need to be elected with an affirmative majority of votes cast, provided it does not conflict with the state law where the company is incorporated. Binding resolutions need to allow for a carve- out for a plurality vote standard when there are more nominees than board seats.

   Companies are strongly encouraged to also adopt a post-election policy (also know as a director resignation policy) that will provide guidelines so that the company will promptly address the situation of a holdover director.

OFFICE OF THE BOARD

   Generally vote FOR shareholders proposals requesting that the board establish an Office of the Board of Directors in order to facilitate direct communications between shareholders and non-management directors, unless the company has all of the following:

    . Established a communication structure that goes beyond the exchange requirements to facilitate the exchange of information between shareholders and members of the board;

    . Effectively disclosed information with respect to this structure to its shareholders;

    . Company has not ignored majority-supported shareholder proposals or a majority withhold vote on a director nominee; and

    . The company has an independent chairman or a lead/presiding director, according to ISS' definition. This individual must be made available for periodic consultation and direct communication with major shareholders.

OPEN ACCESS

   Vote shareholder proposals asking for open or proxy access on a CASE-BY-CASE basis, taking into account:

    .  The ownership threshold proposed in the resolution;

    . The proponent's rationale for the proposal at the targeted company in terms of board and director conduct.

PERFORMANCE TEST FOR DIRECTORS

   On a CASE-BY-CASE basis, Vote AGAINST or WITHHOLD from directors of Russell 3000 companies that underperformed relative to their industry peers. The criterion used to evaluate such underperformance is a combination of four performance measures:

   One measurement is a market-based performance metric and three measurements are tied to the company's operational performance. The market performance metric in the methodology is five-year Total Shareholder Return (TSR) on a relative basis within each four-digit GICS group. The three operational performance metrics are sales growth, EBITDA growth (or operating income growth for companies in the financial sector), and

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pre-tax operating Return on Invested Capital (ROIC) (or Return on Average Assets (ROAA) for companies in the financial sector) on a relative basis within each four-digit GICS group. All four metrics will be time-weighted as follows:

   40 percent on the trailing 12 month period and 60 percent on the 48 month period prior to the trailing 12 months. This methodology emphasizes the company's historical performance over a five-year period yet also accounts for near-term changes in a company's performance.

   The table below summarizes the framework:

METRICS                                  BASIS OF EVALUATION WEIGHTING 2/ND/ WEIGHTING
-------                                  ------------------- --------- -------------
OPERATIONAL PERFORMANCE.................                                     50%
5-YEAR AVERAGE PRE-TAX OPERATING ROIC OR    MANAGEMENT
  ROAA*.................................    EFFICIENCY IN
                                            DEPLOYING
                                            ASSETS             33.3%
5-YEAR SALES GROWTH.....................    TOP-LINE           33.3%
5-YEAR EBITDA GROWTH OR OPERATING INCOME
  GROWTH*...............................    CORE-EARNINGS      33.3%
                                                               ----
SUB TOTAL...............................                        100%
                                                               ====
STOCK PERFORMANCE.......................                                     50%
5-YEAR TSR..............................    MARKET
                                                                            ---
TOTAL...................................                                    100%
                                                                            ===

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*  Metric applies to companies in the financial sector

   Adopt a two-phase approach. In Year 1, the worst performers (bottom 5 percent) within each of the 24 GICS groups receive are noted. In Year 2, consider a vote AGAINST or WITHHOLD votes from director nominees if a company continues to be in the bottom five percent within its GICS group for that respective year and shows no improvement in its most recent trailing 12 months operating and market performance relative to its peers in its GICS group. Take into account various factors including:

    .  Year-to-date performance;

    .  Situational circumstances;

    .  Change in management/board;

    .  Overall governance practices.

STOCK OWNERSHIP REQUIREMENTS

   Generally vote AGAINST shareholder proposals that mandate a minimum amount of stock that directors must own in order to qualify as a director or to remain on the board. While stock ownership on the part of directors is desired, the company should determine the appropriate ownership requirement.

   Vote CASE-BY-CASE on shareholder proposals asking that the company adopt a holding or retention period for its executives (for holding stock after the vesting or exercise of equity awards), taking into account any stock ownership requirements or holding period/retention ratio already in place and the actual ownership level of executives.

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TERM LIMITS

   Vote AGAINST shareholder or management proposals to limit the tenure of outside directors through term limits. However, scrutinize boards where the average tenure of all directors exceeds 15 years for independence from management and for sufficient turnover to ensure that new perspectives are being added to the board.

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3. PROXY CONTESTS

VOTING FOR DIRECTOR NOMINEES IN CONTESTED ELECTIONS

   Vote CASE-BY-CASE on the election of directors in contested elections, considering the following factors:

    . Long-term financial performance of the target company relative to its industry;

    .  Management's track record;

    .  Background to the proxy contest;

    .  Qualifications of director nominees (both slates);

    . Strategic plan of dissident slate and quality of critique against management;

    . Likelihood that the proposed goals and objectives can be achieved (both slates);

    .  Stock ownership positions.

REIMBURSING PROXY SOLICITATION EXPENSES

   Vote CASE-BY-CASE on proposals to reimburse proxy solicitation expenses. When voting in conjunction with support of a dissident slate, vote FOR the reimbursement of all appropriate proxy solicitation expenses associated with the election.

   Generally vote FOR shareholder proposals calling for the reimbursement of reasonable costs incurred in connection with nominating one or more candidates in a contested election where the following apply:

    . The election of fewer than 50% of the directors to be elected is contested in the election;

    .  One or more of the dissident's candidates is elected;

    .  Shareholders are not permitted to cumulate their votes for directors; and

    . The election occurred, and the expenses were incurred, after the adoption of this bylaw.

CONFIDENTIAL VOTING

   Vote FOR shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators, and use independent inspectors of election, as long as the proposal includes a provision for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents will not agree, the confidential voting policy is waived.

   Vote FOR management proposals to adopt confidential voting.

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4. ANTITAKEOVER DEFENSES AND VOTING RELATED ISSUES

ADVANCE NOTICE REQUIREMENTS FOR SHAREHOLDER PROPOSALS/NOMINATIONS

   Vote CASE-BY-CASE on advance notice proposals, supporting those proposals which allow shareholders to submit proposals as close to the meeting date as reasonably possible and within the broadest window possible.

AMEND BYLAWS WITHOUT SHAREHOLDER CONSENT

   Vote AGAINST proposals giving the board exclusive authority to amend the bylaws.

   Vote FOR proposals giving the board the ability to amend the bylaws in addition to shareholders.

POISON PILLS

   Vote FOR shareholder proposals requesting that the company submit its poison pill to a shareholder vote or redeem it UNLESS the company has: (1) A shareholder approved poison pill in place; or (2) The company has adopted a policy concerning the adoption of a pill in the future specifying that the board will only adopt a shareholder rights plan if either:

    .  Shareholders have approved the adoption of the plan; or

    . The board, in its exercise of its fiduciary responsibilities, determines that it is in the best interest of shareholders under the circumstances to adopt a pill without the delay in adoption that would result from seeking stockholder approval (i.e., the "fiduciary out" provision). A poison pill adopted under this fiduciary out wilt be put to a shareholder ratification vote within 12 months of adoption or expire. If the pill is not approved by a majority of the votes cast on this issue, the plan will immediately terminate.

   Vote FOR shareholder proposals catting for poison pills to be put to a vote within a time period of less than one year after adoption. If the company has no non-shareholder approved poison pill in place and has adopted a policy with the provisions outlined above, vote AGAINST the proposal. If these conditions are not met, vote FOR the proposal, but with the caveat that a vote within 12 months would be considered sufficient.

   Vote CASE-by-CASE on management proposals on poison pill ratification, focusing on the features of the shareholder rights plan. Rights plans should contain the following attributes:

    .  No lower than a 20% trigger, flip-in or flip-over;

    .  A term of no more than three years;

    . No dead-hand, slow-hand, no-hand or similar feature that limits the ability of a future board to redeem the pill;

    . Shareholder redemption feature (qualifying offer clause); if the board refuses to redeem the pill 90 days after a qualifying offer is announced, 10 percent of the shares may call a special meeting or seek a written consent to vote on rescinding the pill.

SHAREHOLDER ABILITY TO ACT BY WRITTEN CONSENT

   Vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent.

   Vote FOR proposals to allow or make easier shareholder action by written consent.

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SHAREHOLDER ABILITY TO CALL SPECIAL MEETINGS

   Vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings.

   Vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.

SUPERMAJORITY VOTE REQUIREMENTS

   Vote AGAINST proposals to require a supermajority shareholder vote.

   Vote FOR proposals to lower supermajority vote requirements.

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5. MERGERS AND CORPORATE RESTRUCTURINGS

OVERALL APPROACH

   For mergers and acquisitions, review and evaluate the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:

    . VALUATION--Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, emphasis is placed on the offer premium, market reaction and strategic rationale.

    . MARKET REACTION--How has the market responded to the proposed deal? A negative market reaction should cause closer scrutiny of a deal.

    . STRATEGIC RATIONALE--Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.

    . NEGOTIATIONS AND PROCESS--Were the terms of the transaction negotiated at arms-length? Was the process fair and equitable? A fair process helps to ensure the best price for shareholders. Significant negotiation 'wins" can also signify the deal makers' competency. The comprehensiveness of the sales process (e.g., full auction, partial auction, no auction) can also affect shareholder value.

    . CONFLICTS OF INTEREST--Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? As the result of potential conflicts, the directors and officers of the company may be more likely to vote to approve a merger than if they did not hold these interests. Consider whether these interests may have influenced these directors and officers to support or recommend the merger. The CIC figure presented in the "155 Transaction Summary" section of this report is an aggregate figure that can in certain cases be a misleading indicator of the true value transfer from shareholders to insiders. Where such figure appears to be excessive, analyze the underlying assumptions to determine whether a potential conflict exists.

    . GOVERNANCE--Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.

APPRAISAL RIGHTS

   Vote FOR proposals to restore, or provide shareholders with rights of appraisal.

ASSET PURCHASES

   Vote CASE-BY-CASE on asset purchase proposals, considering the following factors:

    .  Purchase price;

    .  Fairness opinion;

    .  Financial and strategic benefits;

    .  How the deal was negotiated;

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    .  Conflicts of interest;

    .  Other alternatives for the business;

    .  Non-completion risk.

ASSET SALES

   Vote CASE-BY-CASE on asset sales, considering the following factors:

    .  Impact on the balance sheet/working capital;

    .  Potential elimination of diseconomies;

    .  Anticipated financial and operating benefits;

    .  Anticipated use of funds;

    .  Value received for the asset;

    .  Fairness opinion;

    .  How the deal was negotiated;

    .  Conflicts of interest.

BUNDLED PROPOSALS

   Vote CASE-BY-CASE on bundled or "conditional" proxy proposals. In the case of items that are conditioned upon each other, examine the benefits and costs of the packaged items. In instances when the joint effect of the conditioned items is not in shareholders' best interests, vote AGAINST the proposals. If the combined effect is positive, support such proposals.

CONVERSION OF SECURITIES

   Vote CASE-BY-CASE on proposals regarding conversion of securities. When evaluating these proposals the investor should review the dilution to existing shareholders, the conversion price relative to market value, financial issues, control issues, termination penalties, and conflicts of interest.

   Vote FOR the conversion if it is expected that the company will be subject to onerous penalties or will be forced to file for bankruptcy if the transaction is not approved.

CORPORATE REORGANIZATION/DEBT RESTRUCTURING/PREPACKAGED BANKRUPTCY PLANS/REVERSE LEVERAGED BUYOUTS/WRAP PLANS

   Vote CASE-BY-CASE on proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan, taking into consideration the following:

    .  Dilution to existing shareholders' position;

    .  Terms of the offer;

    .  Financial issues;

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    .  Management's efforts to pursue other alternatives;

    .  Control issues;

    .  Conflicts of interest.

   Vote FOR the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.

FORMATION OF HOLDING COMPANY

   Vote CASE-BY-CASE on proposals regarding the formation of a holding company, taking into consideration the following:

    .  The reasons for the change;

    .  Any financial or tax benefits;

    .  Regulatory benefits;

    .  Increases in capital structure;

    .  Changes to the articles of incorporation or bylaws of the company.

   Absent compelling financial reasons to recommend the transaction, vote AGAINST the formation of a holding company if the transaction would include either of the following:

    . Increases in common or preferred stock in excess of the allowable maximum (see discussion under "Capital Structure");

    .  Adverse changes in shareholder rights.

GOING PRIVATE TRANSACTIONS (LBOS, MINORITY SQUEEZEOUTS, AND GOING DARK)

   Vote CASE-BY-CASE on going private transactions, taking into account the following:

    .  Offer price/premium;

    .  Fairness opinion;

    .  How the deal was negotiated;

    .  Conflicts of interest;

    .  Other alternatives/offers considered; and

    .  Non-completion risk.

   Vote CASE-BY-CASE on "going dark" transactions, determining whether the transaction enhances shareholder value by taking into consideration:

    . Whether the company has attained benefits from being publicly-traded (examination of trading volume, liquidity, and market research of the stock);

    .  Cash-out value;

    . Whether the interests of continuing and cashed-out shareholders are balanced; and

    .  The market reaction to public announcement of transaction.

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JOINT VENTURES

   Vote CASE-BY-CASE on proposals to form joint ventures, taking into account the following:

    .  Percentage of assets/business contributed;

    .  Percentage ownership;

    .  Financial and strategic benefits;

    .  Governance structure;

    .  Conflicts of interest;

    .  Other alternatives;

    .  Noncompletion risk.

LIQUIDATIONS

   Vote CASE-BY-CASE on liquidations, taking into account the following:

    .  Management's efforts to pursue other alternatives;

    .  Appraisal value of assets; and

    .  The compensation plan for executives managing the liquidation.

   Vote FOR the liquidation if the company will file for bankruptcy if the proposal is not approved.

MERGERS AND ACQUISITIONS/ISSUANCE OF SHARES TO FACILITATE MERGER OR ACQUISITION

   Vote CASE-BY-CASE on mergers and acquisitions, determining whether the transaction enhances shareholder value by giving consideration to items listed under "Mergers and Corporate Restructurings: Overall Approach."

PRIVATE PLACEMENTS/WARRANTS/CONVERTIBLE DEBENTURES

   Vote CASE-BY-CASE on proposals regarding private placements, taking into consideration:

    .  Dilution to existing shareholders' position;

    .  Terms of the offer;

    .  Financial issues;

    .  Management's efforts to pursue other alternatives;

    .  Control issues;

    .  Conflicts of interest.

   Vote FOR the private placement if it is expected that the company will file for bankruptcy if the transaction is not approved.

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SPINOFFS

   Vote CASE-BY-CASE on spin-offs, considering:

    .  Tax and regulatory advantages;

    .  Planned use of the sale proceeds;

    .  Valuation of spinoff;

    .  Fairness opinion;

    .  Benefits to the parent company;

    .  Conflicts of interest;

    .  Managerial incentives;

    .  Corporate governance changes;

    .  Changes in the capital structure.

VALUE MAXIMIZATION PROPOSALS

   Vote CASE-BY-CASE on shareholder proposals seeking to maximize shareholder value by hiring a financial advisor to explore strategic alternatives, selling the company or Liquidating the company and distributing the proceeds to shareholders. These proposals should be evaluated based on the following factors:

    .  Prolonged poor performance with no turnaround in sight;

    .  Signs of entrenched board and management;

    .  Strategic plan in place for improving value;

    .  Likelihood of receiving reasonable value in a sale or dissolution; and

    . Whether company is actively exploring its strategic options, including retaining a financial advisor.

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6. STATE OF INCORPORATION

CONTROL SHARE ACQUISITION PROVISIONS

   Control share acquisition statutes function by denying shares their voting rights when they contribute to ownership in excess of certain thresholds. Voting rights for those shares exceeding ownership limits may only be restored by approval of either a majority or supermajority of disinterested shares. Thus, control share acquisition statutes effectively require a hostile bidder to put its offer to a shareholder vote or risk voting disenfranchisement if the bidder continues buying up a large block of shares.

   Vote FOR proposals to opt out of control share acquisition statutes unless doing so would enable the completion of a takeover that would be detrimental to shareholders.

   Vote AGAINST proposals to amend the charter to include control share acquisition provisions.

   Vote FOR proposals to restore voting rights to the control shares.

CONTROL SHARE CASH-OUT PROVISIONS

   Control share cash-out statutes give dissident shareholders the right to "cash-out" of their position in a company at the expense of the shareholder who has taken a control position. In other words, when an investor crosses a preset threshold level, remaining shareholders are given the right to sell their shares to the acquirer, who must buy them at the highest acquiring price.

   Vote FOR proposals to opt out of control share cash-out statutes.

DISGORGEMENT PROVISIONS

   Disgorgement provisions require an acquirer or potential acquirer of more than a certain percentage of a company's stock to disgorge, or pay back, to the company any profits realized from the sate of that company's stock purchased 24 months before achieving control status. All sales of company stock by the acquirer occurring within a certain period of time (between 18 months and 24 months) prior to the investor's gaining control status are subject to these recapture-of-profits provisions.

   Vote FOR proposals to opt out of state disgorgement provisions.

FAIR PRICE PROVISIONS

   Vote CASE-BY-CASE on proposals to adopt fair price provisions (provisions that stipulate that an acquirer must pay the same price to acquire all shares as it paid to acquire the control shares), evaluating factors such as the vote required to approve the proposed acquisition, the vote required to repeal the fair price provision, and the mechanism for determining the fair price.

   Generally, vote AGAINST fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.

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FREEZE-OUT PROVISIONS

   Vote FOR proposals to opt out of state freeze-out provisions. Freeze-out provisions force an investor who surpasses a certain ownership threshold in a company to wait a specified period of time before gaining control of the company.

GREENMAIL

   Greenmail payments are targeted share repurchases by management of company stock from individuals or groups seeking control of the company. Since only the hostile party receives payment, usually at a substantial premium over the market value of its shares, the practice discriminates against all other shareholders.

   Vote FOR proposals to adopt anti-greenmail charter or bylaw amendments or otherwise restrict a company's ability to make greenmail payments.

   Vote CASE-BY-CASE on anti-greenmail proposals when they are bundled with other charter or bylaw amendments.

REINCORPORATION PROPOSALS

   Vote CASE-BY-CASE on proposals to change a company's state of incorporation, taking into consideration both financial and corporate governance concerns, including:

    .  The reasons for reincorporating;

    .  A comparison of the governance provisions;

    .  Comparative economic benefits; and

    .  A comparison of the jurisdictional Laws.

   Vote FOR re-incorporation when the economic factors outweigh any neutral or negative governance changes.

STAKEHOLDER PROVISIONS

   Vote AGAINST proposals that ask the board to consider non-shareholder constituencies or other non-financial effects when evaluating a merger or business combination.

STATE ANTITAKEOVER STATUTES

   Vote CASE-BY-CASE on proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freeze-out provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, anti-greenmail provisions, and disgorgement provisions).

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7. CAPITAL STRUCTURE

ADJUSTMENTS TO PAR VALUE OF COMMON STOCK

   Vote FOR management proposals to reduce the par value of common stock.

COMMON STOCK AUTHORIZATION

   Vote CASE-BY-CASE on proposals to increase the number of shares of common stock authorized for issuance using a model developed by ISS.

   Vote FOR proposals to approve increases beyond the allowable increase when a company's shares are in danger of being delisted or if a company's ability to continue to operate as a going concern is uncertain.

   In addition, for capital requests Less than or equal to 300 percent of the current authorized shares that marginally fail the calculated allowable cap (i.e., exceed the allowable cap by no more than 5 percent), on a CASE-BY-CASE basis, vote FOR the increase based on the company's performance and whether the company's ongoing use of shares has shown prudence. Factors should include, at a minimum, the following:

    .  Rationale;

    . Good performance with respect to peers and index on a five-year total shareholder return basis;

    .  Absence of non-shareholder approved poison pill;

    .  Reasonable equity compensation burn rate;

    .  No non-shareholder approved pay plans; and

    .  Absence of egregious equity compensation practices.

DUAL-CLASS STOCK

   Vote AGAINST proposals to create a new class of common stock with superior voting rights.

   Vote AGAINST proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights.

   Vote FOR proposals to create a new class of nonvoting or sub-voting common stock if:

    . It is intended for financing purposes with minimal or no dilution to current shareholders;

    . It is not designed to preserve the voting power of an insider or significant shareholder.

ISSUE STOCK FOR USE WITH RIGHTS PLAN

   Vote AGAINST proposals that increase authorized common stock for the explicit purpose of implementing a non-shareholder approved shareholder rights plan (poison pill).

PREEMPTIVE RIGHTS

   Vote CASE-BY-CASE on shareholder proposals that seek preemptive rights, taking into consideration: the size of a company, the characteristics of its shareholder base, and the liquidity of the stock.

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PREFERRED STOCK

   Vote AGAINST proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights ('blank check' preferred stock).

   Vote FOR proposals to create 'declawed" blank check preferred stock (stock that cannot be used as a takeover defense).

   Vote FOR proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.

   Vote AGAINST proposals to increase the number of blank check preferred stock authorized for issuance when no shares have been issued or reserved for a specific purpose.

   Vote CASE-BY-CASE on proposals to increase the number of blank check preferred shares after analyzing the number of preferred shares available for issue given a company's industry and performance in terms of shareholder returns.

RECAPITALIZATION

   Vote CASE-BY-CASE on recapitalizations (reclassifications of securities), taking into account the following:

    .  More simplified capital structure;

    .  Enhanced liquidity;

    .  Fairness of conversion terms;

    .  Impact on voting power and dividends;

    .  Reasons for the reclassification;

    .  Conflicts of interest; and

    .  Other alternatives considered.

REVERSE STOCK SPLITS

   Vote FOR management proposals to implement a reverse stock split when the number of authorized shares wilt be proportionately reduced.

   Vote FOR management proposals to implement a reverse stock split to avoid delisting.

   Vote CASE-BY-CASE on proposals to implement a reverse stock split that do not proportionately reduce the number of shares authorized for issue based on the allowable increased calculated using the Capital Structure model.

SHARE REPURCHASE PROGRAMS

   Vote FOR management proposals to institute open-market share repurchase plans in which alt shareholders may participate on equal terms.

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STOCK DISTRIBUTIONS: SPLITS AND DIVIDENDS

   Vote FOR management proposals to increase the common share authorization for a stock split or share dividend, provided that the increase in authorized shares would not result in an excessive number of shares available for issuance as determined using a model developed by ISS.

TRACKING STOCK

   Vote CASE-BY-CASE on the creation of tracking stock, weighing the strategic value of the transaction against such factors as:

    .  Adverse governance changes;

    .  Excessive increases in authorized capital stock;

    .  Unfair method of distribution;

    .  Diminution of voting rights;

    .  Adverse conversion features;

    .  Negative impact on stock option plans; and

    .  Alternatives such as spin-off.

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8. EXECUTIVE AND DIRECTOR COMPENSATION

EQUITY COMPENSATION PLANS

   Vote CASE-BY-CASE on equity-based compensation plans. Vote AGAINST the equity plan if any of the following factors apply:

    .  The total cost of the company's equity plans is unreasonable;

    . The plan expressly permits the repricing of stock options without prior shareholder approval;

    .  There is a disconnect between CEO pay and the company's performance;

    . The company's three year burn rate exceeds the greater of 2% and the mean plus one standard deviation of its industry group; or

    .  The plan is a vehicle for poor pay practices.

   Each of these factors is described below:

COST OF EQUITY PLANS

   Generally, vote AGAINST equity plans if the cost is unreasonable. For non-employee director plans, vote FOR the plan if certain factors are met (see Director Compensation section).

   The cost of the equity plans is expressed as Shareholder Value Transfer
(SVT), which is measured using a binomial option pricing model that assesses the amount of shareholders' equity flowing out of the company to employees and directors. SVT is expressed as both a dollar amount and as a percentage of market value, and includes the new shares proposed, shares available under existing plans, and shares granted but unexercised. All award types are valued. For omnibus plans, unless limitations are placed on the most expensive types of awards (for example, full value awards), the assumption is made that all awards to be granted will be the most expensive types. See discussion of specific types of awards.

   The Shareholder Value Transfer is reasonable if it falls below the company-specific allowable cap. The allowable cap is determined as follows: The top quartile performers in each industry group (using the Global Industry Classification Standard GICS) are identified. Benchmark SVT levels for each industry are established based on these top performers' historic SVT. Regression analyses are run on each industry group to identify the variables most strongly correlated to SVT. The benchmark industry SVT level is then adjusted upwards or downwards for the specific company by plugging the company-specific performance measures, size and cash compensation into the industry cap equations to arrive at the company's allowable cap.

REPRICING PROVISIONS

   Vote AGAINST plans that expressly permit the repricing of underwater stock options without prior shareholder approval, even if the cost of the plan is reasonable. Also, vote AGAINST OR WITHHOLD from members of the Compensation Committee who approved and/or implemented an option exchange program by repricing and buying out underwater options for stock, cash or other consideration or canceling underwater options and regranting options with a lower exercise price without prior shareholder approval, even if such repricings are allowed in their equity plan.

   Vote AGAINST plans if the company has a history of repricing options without shareholder approval, and the applicable listing standards would not preclude them from doing so.

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PAY-FOR-PERFORMANCE DISCONNECT

   Generally vote AGAINST plans in which:

    . There is a disconnect between the CEO's pay and company performance (an increase in pay and a decrease in performance);

    .  The main source of the pay increase (over half) is equity-based; and

    .  The CEO is a participant of the equity proposal.

   Performance decreases are based on negative one- and three-year total shareholder returns. CEO pay increases are based on the CEO's total direct compensation (salary, cash bonus, value of non-equity incentive payouts, present value of stock options, face value of restricted stock, target value of performance-based awards, change in pension value and nonqualified deferred compensation earnings, and all other compensation) increasing over the previous year.

   Vote AGAINST or WITHHOLD votes from the Compensation Committee members when the company has a pay- for-performance disconnect.

   On a CASE-BY-CASE basis, vote for equity plans and FOR compensation committee members with a pay-for- performance disconnect if compensation committee members can present strong and compelling evidence of improved committee performance. This evidence must go beyond the usual compensation committee report disclosure. This additional evidence necessary includes all of the following:

    . The compensation committee has reviewed all, components of the CEO's compensation, including the following:

      - Base salary, bonus, long-term incentives;

      - Accumulative realized and unrealized stock option and restricted stock gains;

      - Dollar value of perquisites and other personal benefits to the CEO and the total cost to the company;

      - Earnings and accumulated payment obligations under the company's nonqualified deferred compensation program;

      - Actual projected payment obligations under the company's supplemental executive retirement plan (SERPs).

    . A tally sheet with all the above components should be disclosed for the following termination scenarios:

      - Payment if termination occurs within 12 months: $

      - Payment if "not for cause" termination occurs within 12 months: $

      - Payment if "change of control" termination occurs within 12 months:
   $

    . The compensation committee is committed to providing additional information on the named executives' annual cash bonus program and/or Long-term incentive cash plan for the current fiscal year. The compensation committee will provide full disclosure of the qualitative and quantitative performance criteria and hurdle rates used to determine the payouts of the cash program. From this disclosure, shareholders will know the minimum level of performance required for any cash bonus to be delivered, as well as the maximum cash bonus payable for superior performance.

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   The repetition of the compensation committee report does not meet ISS' requirement of compelling and strong evidence of improved disclosure. The Level of transparency and disclosure is at the highest level where shareholders can understand the mechanics of the annual cash bonus and/or long-term incentive cash plan based on the additional disclosure.

    . The compensation committee is committed to granting a substantial portion of performance-based equity awards to the named executive officers. A substantial portion of performance-based awards would be at least 50 percent of the shares awarded to each of the named executive officers. Performance-based equity awards are earned or paid out based on the achievement of company performance targets. The company will disclose the details of the performance criteria (e.g., return on equity) and the hurdle rates (e.g., 15 percent) associated with the performance targets. From this disclosure, shareholders will know the minimum level of performance required for any equity grants to be made. The performance-based equity awards do not refer to non-qualified stock options/3/ or performance-accelerated grants./4/ Instead, performance-based equity awards are performance-contingent grants where the individual will not receive the equity grant by not meeting the target performance and vice versa.

   The level of transparency and disclosure is at the highest level where shareholders can understand the mechanics of the performance-based equity awards based on the additional disclosure.

    . The compensation committee has the sole authority to hire and fire outside compensation consultants. The role of the outside compensation consultant is to assist the compensation committee to analyze executive pay packages or contracts and understand the company's financial measures.

THREE-YEAR BURN RATE/BURN RATE COMMITMENT

   Generally vote AGAINST plans if the company's most recent three-year burn rate exceeds one standard deviation in excess of the industry mean (per the following Burn Rate Table) and is over 2 percent of common shares outstanding. The three-year burn rate policy does not apply to non-employee director plans unless outside directors receive a significant portion of shares each year.

   The annual burn rate is calculated as follows:

   Annual Burn rate = (# of options granted + # of full value shares awarded * Multiplier)/Weighted Average common shares outstanding)

   However, vote FOR equity plans if the company fails this burn rate test but the company commits in a public filing to a three-year average burn rate equal to its GICS group burn rate mean plus one standard deviation (or 2%, whichever is greater), assuming all other conditions for voting FOR the plan have been met.

   If a company fails to fulfill its burn rate commitment, vote AGAINST or WITHHOLD from the compensation committee.

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/3/ Non-qualified stock options are not performance-based awards unless the grant or the vesting of the stock options is tied to the achievement of a pre-determined and disclosed performance measure. A rising stock market will generally increase share prices of all companies, despite of the company's underlying performance.
/4/ Performance-accelerated grants are awards that vest earlier based on the achievement of a specified measure. However, these grants will ultimately vest over time even without the attainment of the goal(s).

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                             2008 BURN RATE TABLE

                                                 RUSSELL 3000        NON-RUSSELL 3000
                                             --------------------  --------------------
                                                   STANDARD  MEAN+       STANDARD  MEAN+
GICS        DESCRIPTION                      MEAN  DEVIATION STDEV MEAN  DEVIATION STDEV
----        -------------------------------- ----  --------- ----- ----  --------- -----
1010        Energy                           1.71%   1.39%   3.09% 2.12%   2.31%   4.43%
1510        Materials                        1.16%   0.77%   1.93% 2.23%   2.26%   4.49%
2010        Capital Goods                    1.51%   1.04%   2.55% 2.36%   2.03%   4.39%
2020        Commercial Services & Supplies   2.35%   1.70%   4.05% 2.20%   2.03%   4.23%
2030        Transportation                   1.59%   1.22%   2.80% 2.02%   2.08%   4.10%
2510        Automobiles & Components         1.89%   1.10%   2.99% 1.73%   2.05%   3.78%
2520        Consumer Durables & Apparel      2.02%   1.31%   3.33% 2.10%   1.94%   4.04%
2530        Hotels Restaurants & Leisure     2.15%   1.18%   3.33% 2.32%   1.93%   4.25%
2540        Media                            1.92%   1.35%   3.27% 3.33%   2.60%   5.93%
2550        Retailing                        1.86%   1.04%   2.90% 3.15%   2.65%   5.80%
3010, 3020,
  3030      Food & Staples Retailing         1.69%   1.23%   2.92% 1.82%   2.03%   3.85%
3510        Health Care Equipment & Services 2.90%   1.67%   4.57% 3.75%   2.65%   6.40%
3520        Pharmaceuticals & Biotechnology  3.30%   1.66%   4.96% 4.92%   3.77%   8.69%
4010        Banks                            1.27%   0.88%   2.15% 1.07%   1.12%   2.19%
4020        Diversified Financials           2.45%   2.07%   4.52% 4.41%   5.31%   9.71%
4030        Insurance                        1.21%   0.93%   2.14% 2.07%   2.28%   4.35%
4040        Real Estate                      1.04%   0.81%   1.85% 0.80%   1.21%   2.02%
4510        Software & Services              3.81%   2.30%   6.11% 5.46%   3.81%   9.27%
4520        Technology Hardware & Equipment  3.07%   1.74%   4.80% 3.43%   2.40%   5.83%
4530        Semiconductors & Semiconductor
            Equipment                        3.78%   1.81%   5.59% 4.51%   2.30%   6.81%
5010        Telecommunication Services       1.57%   1.23%   2.80% 2.69%   2.41%   5.10%
5510        Utilities                        0.72%   0.50%   1.22% 0.59%   0.66%   1.25%

   For companies that grant both full value awards and stock options to their employees, apply a premium on full value awards for the past three fiscal years. The guideline for applying the premium is as follows:

ANNUAL STOCK PRICE VOLATILITY       MULTIPLIER
-----------------------------       --------------------------------------------------
54.6% and higher                    1 full-value award will count as 1.5 option shares
36.1% or higher and less than 54.6% 1 full-value award will count as 2.0 option shares
24.9% or higher and less than 36.1% 1 full-value award will count as 2.5 option shares
16.5% or higher and less than 24.9% 1 full-value award will count as 3.0 option shares
7.9% or higher and less than 16.5%  1 full-value award will count as 3.5 option shares
Less than 7.9%                      1 full-value award will count as 4.0 option shares

POOR PAY PRACTICES

   Vote AGAINST or WITHHOLD from compensation committee members, CEO, and potentially the entire board, if the company has poor compensation practices. Vote AGAINST equity plans if the plan is a vehicle for poor compensation practices.

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   The following practices, while not exhaustive, are examples of poor compensation practices that may warrant voting against or withholding votes:

    .  Egregious employment contracts:

       . Contracts containing multi-year guarantees for salary increases, bonuses, and equity compensation;

    .  Excessive perks:

       . Overly generous cost and/or reimbursement of taxes for personal use of corporate aircraft, personal security systems maintenance and/or installation, car allowances, and/or other excessive arrangements relative to base salary;

    . Abnormally large bonus payouts without justifiable performance linkage or proper disclosure:

       . Performance metrics that are changed, canceled, or replaced during the performance period without adequate explanation of the action and the Link to performance;

    .  Egregious pension/SERP (supplemental executive retirement plan) payouts:

       . Inclusion of additional years of service not worked that result in significant payouts

       . Inclusion of performance-based equity awards in the pension calculation;

    .  New CEO with overly generous new hire package:

       .  Excessive "make whole" provisions;

       .  Any of the poor pay practices listed in this policy;

    .  Excessive severance and/or change-in-control provisions:

       . Inclusion of excessive change-in-control or severance payments, especially those with a multiple in excess of 3X cash pay;

       . Severance paid for a "performance termination," (i.e., due to the executive's failure to perform job functions at the appropriate level);

       . Change-in-control payouts without loss of job or substantial diminution of job duties (single-triggered);

       . Perquisites for former executives such as car allowances, personal use of corporate aircraft, or other inappropriate arrangements;

    .  Poor disclosure practices:

       . Unclear explanation of how the CEO is involved in the pay setting process;

       .  Retrospective performance targets and methodology not discussed;

       . Methodology for benchmarking practices and/or peer group not disclosed and explained;

    .  Internal Pay Disparity:

       . Excessive differential between CEO total pay and that of next highest-paid named executive officer (NEO);

    .  Options backdating (covered in a separate policy);

    . Other excessive compensation payouts or poor pay practices at the company.

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SPECIFIC TREATMENT OF CERTAIN AWARD TYPES IN EQUITY PLAN EVALUATIONS:

DIVIDEND EQUIVALENT RIGHTS

   Options that have Dividend Equivalent Rights (DERs) associated with them will have a higher calculated award value than those without DERs under the binomial model, based on the value of these dividend streams. The higher value will be applied to new shares, shares available under existing plans, and shares awarded but not exercised per the plan specifications. DERS transfer more shareholder equity to employees and non-employee directors and this cost should be captured.

LIBERAL SHARE RECYCLING PROVISIONS

   Under net share counting provisions, shares tendered by an option holder to pay for the exercise of an option, shares withheld for taxes or shares repurchased by the company on the open market can be recycled back into the equity plan for awarding again. All awards with such provisions should be valued as full-value awards. Stock-settled stock appreciation rights (SSAR5) will also be considered as full-value awards if a company counts only the net shares issued to employees towards their plan reserve.

OPTION OVERHANG COST

   Companies with sustained positive stock performance and high overhang cost (the overhang alone exceeds the allowable cap) attributable to in-the-money options outstanding in excess of six years may warrant a carve-out of these options from the overhang as long as the dilution attributable to the new share request is reasonable and the company exhibits sound compensation practices. Consider, on a CASE-BY-CASE basis, a carve-out of a portion of cost attributable to overhang, considering the following criteria:

    . PERFORMANCE: Companies with sustained positive stock performance will merit greater scrutiny. Five-year total shareholder return (TSR), year-over-year performance, and peer performance could play a significant role in this determination.

    . OVERHANG DISCLOSURE: Assess whether optionees have held in-the-money options for a prolonged period (thus reflecting their confidence in the prospects of the company). Note that this assessment would require additional disclosure regarding a company's overhang. Specifically, the following disclosure would be required:

       . The number of in-the-money options outstanding in excess of six or more years with a corresponding weighted average exercise price and weighted average contractual remaining term;

       . The number of all options outstanding less than six years and underwater options outstanding in excess of six years with a corresponding weighted average exercise price and weighted average contractual remaining term;

       .  The general vesting provisions of option grants; and

       . The distribution of outstanding option grants with respect to the named executive officers;

    . DILUTION: Calculate the expected duration of the new share request in addition to all shares currently available for grant under the equity compensation program, based on the company's three-year average burn rate (or a burn-rate commitment that the company makes for future years). The expected duration will be calculated by multiplying the company's unadjusted (options and full-value awards accounted on a one-for-one basis) three-year average burn rate by the most recent fiscal year's weighted average shares outstanding (as used in the company's calculation of basic EPS) and divide the sum of the new

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      share request and alt available shares under the company's equity compensation program by the product. For example, an expected duration in excess of five years could be considered problematic; and

    . Compensation Practices: An evaluation of overall practices could include: (1) stock option repricing provisions, (2) high concentration ratios (of grants to top executives), or (3) additional practices outlined in the Poor Pay Practices policy.

OTHER COMPENSATION PROPOSALS AND POLICIES

401(K) EMPLOYEE BENEFIT PLANS

   Vote FOR proposals to implement a 401 (k) savings plan for employees.

ADVISORY VOTE ON EXECUTIVE COMPENSATION (SAY-ON-PAY) MANAGEMENT PROPOSALS

   Vote CASE-BY-CASE on management proposals for an advisory vote on executive compensation. Vote AGAINST these resolutions in cases where boards have failed to demonstrate good stewardship of investors' interests regarding executive compensation practices. The following principles and factors should be considered:

   1. The following five global principles apply to all markets:

    . Maintain appropriate pay-for-performance alignment with emphasis on long-term shareholder value: This principle encompasses overall executive pay practices, which must be designed to attract, retain, and appropriately motivate the key employees who drive shareholder value creation over the long term. It will take into consideration, among other factors: the linkage between pay and performance; the mix between fixed and variable pay; performance goats; and equity-based plan costs;

    . Avoid arrangements that risk "pay for failure": This principle addresses the use and appropriateness of long or indefinite contracts, excessive severance packages, and guaranteed compensation;

    . Maintain an independent and effective compensation committee: This principle promotes oversight of executive pay programs by directors with appropriate skills, knowledge, experience, and a sound process for compensation decision-making (e.g., including access to independent expertise and advice when needed);

    .  Provide shareholders with clear, comprehensive compensation disclosures:
       This principle underscores the importance of informative and timely disclosures that enable shareholders to evaluate executive pay practices fully and fairly;

    . Avoid inappropriate pay to non-executive directors: This principle recognizes the interests of shareholders in ensuring that compensation to outside directors does not compromise their independence and ability to make appropriate judgments in overseeing managers' pay and performance. At the market Level, it may incorporate a variety of generally accepted best practices.

   2. For U.S. companies, vote CASE-BY-CASE considering the following factors in the context of each company's specific circumstances and the board's disclosed rationale for its practices:

Relative Considerations:

    . Assessment of performance metrics relative to business strategy, as discussed and explained in the CD&A;

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    .  Evaluation of peer groups used to set target pay or award opportunities;

    . Alignment of company performance and executive pay trends over time (e.g., performance down: pay down);

    . Assessment of disparity between total pay of the CEO and other Named Executive Officers (NEOs).

Design Considerations:

    .  Balance of fixed versus performance-driven pay;

    . Assessment of excessive practices with respect to perks, severance packages, supplemental executive pension plans, and burn rates.

Communication Considerations:

    . Evaluation of information and board rationale provided in CDELA about how compensation is determined (e.g., why certain elements and pay targets are used, and specific incentive plan goals, especially retrospective goals);

    . Assessment of board's responsiveness to investor input and engagement on compensation issues (e.g., in responding to majority-supported shareholder proposals on executive pay topics).

DIRECTOR COMPENSATION

   Vote CASE-BY-CASE on compensation plans for non-employee directors, based on the cost of the plans against the company's allowable cap.

   On occasion, director stock plans that set aside a relatively small number of shares when combined with employee or executive stock compensation plans will exceed the allowable cap. Vote for the plan if ALL of the following qualitative factors in the board's compensation are met and disclosed in the proxy statement:

    . Director stock ownership guidelines with a minimum of three times the annual cash retainer.

    .  Vesting schedule or mandatory holding/deferral period:

      - A minimum vesting of three years for stock options or restricted stock;
   or

      - Deferred stock payable at the end of a three-year deferral period.

    .  Mix between cash and equity:

      - A balanced mix of cash and equity, for example 40% cash/60% equity or 50% cash/50% equity; or

      - If the mix is heavier on the equity component, the vesting schedule or deferral period should be more stringent, with the lesser of five years or the term of directorship.

    . No retirement/benefits and perquisites provided to non-employee directors; and

    . Detailed disclosure provided on cash and equity compensation delivered to each non-employee director for the most recent fiscal year in a table. The column headers for the table may include the following: name of each non-employee director, annual retainer, board meeting fees, committee retainer, committee-meeting fees, and equity grants.

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DIRECTOR RETIREMENT PLANS

   Vote AGAINST retirement plans for non-employee directors.

   Vote FOR shareholder proposals to eliminate retirement plans for non-employee directors.

EMPLOYEE STOCK OWNERSHIP PLANS (ESOPS)

   Vote FOR proposals to implement an ESOP or increase authorized shares for existing ESOPs, unless the number of shares allocated to the ESOP is excessive (more than five percent of outstanding shares).

EMPLOYEE STOCK PURCHASE PLANS--QUALIFIED PLANS

   Vote CASE-BY-CASE on qualified employee stock purchase plans. Vote FOR employee stock purchase plans where all of the following apply:

    .  Purchase price is at least 85 percent of fair market value;

    .  Offering period is 27 months or less; and

    . The number of shares allocated to the plan is ten percent or less of the outstanding shares.

   Vote AGAINST qualified employee stock purchase plans where any of the following apply:

    .  Purchase price is less than 85 percent of fair market value; or

    .  Offering period is greater than 27 months; or

    . The number of shares allocated to the plan is more than ten percent of the outstanding shares.

EMPLOYEE STOCK PURCHASE PLANS--NON-QUALIFIED PLANS

   Vote CASE-by-CASE on nonqualified employee stock purchase plans. Vote FOR nonqualified employee stock purchase plans with all the following features:

    . Broad-based participation (i.e., all employees of the company with the exclusion of individuals with 5 percent or more of beneficial ownership of the company);

    . Limits on employee contribution, which may be a fixed dollar amount or expressed as a percent of base salary;

    . Company matching contribution up to 25 percent of employee's contribution, which is effectively a discount of 20 percent from market value;

    . No discount on the stock price on the date of purchase since there is a company matching contribution.

   Vote AGAINST nonqualified employee stock purchase plans when any of the plan features do not meet the above criteria. If the company matching contribution exceeds 25 percent of employee's contribution, evaluate the cost of the plan against its allowable cap.

INCENTIVE BONUS PLANS AND TAX DEDUCTIBILITY PROPOSALS (OBRA-RELATED COMPENSATION PROPOSALS)

   Vote FOR proposals that simply amend shareholder-approved compensation plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m) of the Internal Revenue Code.

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   Vote FOR proposals to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) unless they are clearly inappropriate.

   Vote CASE-BY-CASE on amendments to existing plans to increase shares reserved and to qualify for favorable tax treatment under the provisions of
Section 162(m) as long as the plan does not exceed the allowable cap and the plan does not violate any of the supplemental policies.

   Generally vote FOR cash or cash and stock bonus plans that are submitted to shareholders for the purpose of exempting compensation from taxes under the provisions of Section 162(m) if no increase in shares is requested.

OPTIONS BACKDATING

   In cases where a company has practiced options backdating, vote AGAINST or WITHHOLD on a CASE-BY-CASE basis from the members of the compensation committee, depending on the severity of the practices and the subsequent corrective actions on the part of the board. Vote AGAINST or WITHHOLD from the compensation committee members who oversaw the questionable options grant practices or from current compensation committee members who fail to respond to the issue proactively, depending on several factors, including, but not limited to:

    . Reason and motive for the options backdating issue, such as inadvertent vs. deliberate grant date changes;

    .  Length of time of options backdating;

    .  Size of restatement due to options backdating;

    . Corrective actions taken by the board or compensation committee, such as canceling or repricing backdated options, or recoupment of option gains on backdated grants;

    . Adoption of a grant policy that prohibits backdating, and creation of a fixed grant schedule or window period for equity grants going forward.

OPTION EXCHANGE PROGRAMS/REPRICING OPTIONS

   Vote CASE-by-CASE on management proposals seeking approval to exchange/reprice options taking into consideration:

    . Historic trading patterns--the stock price should not be so volatile that the options are likely to be back "in-the-money" over the near term;

    . Rationale for the re-pricing--was the stock price decline beyond management's control?

    .  Is this a value-for-value exchange?

    .  Are surrendered stock options added back to the plan reserve?

    . Option vesting--does the new option vest immediately or is there a black-out period?

    . Term of the option--the term should remain the same as that of the replaced option;

    .  Exercise price--should be set at fair market or a premium to market;

    .  Participants--executive officers and directors should be excluded.

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   If the surrendered options are added back to the equity plans for re-issuance, then also take into consideration the company's three-year average burn rate.

   In addition to the above considerations, evaluate the intent, rationale, and timing of the repricing proposal. The proposal should clearly articulate why the board is choosing to conduct an exchange program at this point in time. Repricing underwater options after a recent precipitous drop in the company's stock price demonstrates poor timing. Repricing after a recent decline in stock price triggers additional scrutiny and a potential AGAINST vote on the proposal. At a minimum, the decline should not have happened within the past year. Also, consider the terms of the surrendered options, such as the grant date, exercise price and vesting schedule. Grant dates of surrendered options should be far enough back (two to three years) so as not to suggest that repricings are being done to take advantage of short-term downward price movements. Similarly, the exercise price of surrendered options should be above the 52-week high for the stock price.

   Vote FOR shareholder proposals to put option repricings to a shareholder vote.

STOCK PLANS IN LIEU OF CASH

   Vote CASE-by-CASE on plans that provide participants with the option of taking all or a portion of their cash compensation in the form of stock.

   Vote FOR non-employee director-only equity plans that provide a dollar-for-dollar cash-for-stock exchange.

   Vote CASE-by-CASE on plans which do not provide a dollar-for-dollar cash for stock exchange. In cases where the exchange is not dollar-for-dollar, the request for new or additional shares for such equity program will be considered using the binomial option pricing model. In an effort to capture the total cost of total compensation, 155 will not make any adjustments to carve out the in-lieu-of cash compensation.

TRANSFER PROGRAMS OF STOCK OPTIONS

   One-time Transfers: Vote AGAINST or WITHHOLD from compensation committee members if they fail to submit one-time transfers to shareholders for approval.

   Vote CASE-BY-CASE on one-time transfers. Vote FOR if:

    . Executive officers and non-employee directors are excluded from participating;

    . Stock options are purchased by third-party financial institutions at a discount to their fair value using option pricing models such as Black-Scholes or a Binomial Option Valuation or other appropriate financial models;

    . There is a two-year minimum holding period for sale proceeds (cash or stock) for all participants.

   Additionally, management should provide a clear explanation of why options are being transferred and whether the events leading up to the decline in stock price were beyond managements control. A review of the company's historic stock price volatility should indicate if the options are likely to be back "in-the-money" over the near term.

   Ongoing TSO program: Vote against equity plan proposals if the details of ongoing TSO programs are not provided to shareholders. Since TSOs will be one of the award types under a stock plan, the ongoing TSO

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program, structure and mechanics must be disclosed to shareholders. The specific criteria to be considered in evaluating these proposals include, but not limited, to the following:

    .  Eligibility;

    .  Vesting;

    .  Bid-price;

    .  Term of options;

    . Transfer value to third-party financial institution, employees and the company.

   Amendments to existing plans that allow for introduction of transferability of stock options should make clear that only options granted post-amendment shall be transferable.

SHAREHOLDER PROPOSALS ON COMPENSATION

ADVISORY VOTE ON EXECUTIVE COMPENSATION (SAY-ON-PAY)

   Generally, vote FOR shareholder proposals that call for non-binding shareholder ratification of the compensation of the Named Executive Officers and the accompanying narrative disclosure of material factors provided to understand the Summary Compensation Table.

COMPENSATION CONSULTANTS- DISCLOSURE OF BOARD OR COMPANY'S UTILIZATION

   Generally vote FOR shareholder proposals seeking disclosure regarding the Company, Board, or Compensation Committee's use of compensation consultants, such as company name, business relationship(s) and fees paid.

DISCLOSURE/SETTING LEVELS OR TYPES OF COMPENSATION FOR EXECUTIVES AND DIRECTORS

   Generally, vote FOR shareholder proposals seeking additional disclosure of executive and director pay information, provided the information requested is relevant to shareholders' needs, would not put the company at a competitive disadvantage relative to its industry, and is not unduly burdensome to the company.

   Vote AGAINST shareholder proposals seeking to set absolute levels on compensation or otherwise dictate the amount or form of compensation.

   Vote AGAINST shareholder proposals requiring director fees be paid in stock only.

   Vote CASE-BY-CASE on all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long-term corporate outlook.

PAY FOR SUPERIOR PERFORMANCE

   Generally vote FOR shareholder proposals based on a case-by-case analysis that requests the board establish a pay-for-superior performance standard in the company's executive compensation plan for senior executives.

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   The proposal has the following principles:

    . Sets compensation targets for the Plan's annual and long-term incentive pay components at or below the peer group median;

    . Delivers a majority of the Plan's target long-term compensation through performance-vested, not simply time-vested, equity awards;

    . Provides the strategic rationale and relative weightings of the financial and non-financial performance metrics or criteria used in the annual and performance-vested long-term incentive components of the plan;

    . Establishes performance targets for each plan financial metric relative to the performance of the company's peer companies;

    . Limits payment under the annual and performance-vested long-term incentive components of the plan to when the company's performance on its selected financial performance metrics exceeds peer group median performance.

   Consider the following factors in evaluating this proposal:

    . What aspects of the company's annual and tong-term equity incentive programs are performance driven?

    . If the annual and long-term equity incentive programs are performance driven, are the performance criteria and hurdle rates disclosed to shareholders or are they benchmarked against a disclosed peer group?

    . Can shareholders assess the correlation between pay and performance based on the current disclosure?

    . What type of industry and stage of business cycle does the company belong to?

PERFORMANCE-BASED AWARDS

   Vote CASE-BY-CASE on shareholder proposal requesting that a significant amount of future long-term incentive compensation awarded to senior executives shall be performance-based and requesting that the board adopt and disclose challenging performance metrics to shareholders, based on the following analytical steps:

    . First, vote FOR shareholder proposals advocating the use of performance-based equity awards, such as performance contingent options or restricted stock, indexed options or premium-priced options, unless the proposal is overly restrictive or if the company has demonstrated that it is using a "substantial" portion of performance-based awards for its top executives. Standard stock options and performance-accelerated awards do not meet the criteria to be considered as performance-based awards. Further, premium-priced options should have a premium of at least 25 percent and higher to be considered performance-based awards.

    . Second, assess the rigor of the company's performance-based equity program. If the bar set for the performance-based program is too low based on the company's historical or peer group comparison, generally vote FOR the proposal. Furthermore, if target performance results in an above target payout, vote FOR the shareholder proposal due to program's poor design. If the company does not disclose the performance metric of the performance-based equity program, vote FOR the shareholder proposal regardless of the outcome of the first step to the test.

   In general, vote FOR the shareholder proposal if the company does not meet both of the above two steps.

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PENSION PLAN INCOME ACCOUNTING

   Generally vote FOR shareholder proposals to exclude pension plan income in the calculation of earnings used in determining executive bonuses/compensation.

PRE-ARRANGED TRADING PLANS (10B5-1 PLANS)

   Generally vote FOR shareholder proposals calling for certain principles regarding the use of prearranged trading plans (l0bS-I plans) for executives. These principles include:

    . Adoption, amendment, or termination of a 10b5-1 Plan must be disclosed within two business days in a Form 8-K;

    . Amendment or early termination of a 10b5-l Plan is allowed only under extraordinary circumstances, as determined by the board;

    . Ninety days must elapse between adoption or amendment of a 10b5-1 Plan and initial trading under the plan;

    .  Reports on Form 4 must identify transactions made pursuant to a 10b5-1
       Plan;

    .  An executive may not trade in company stock outside the 10b5-1 Plan.

    . Trades under a 1 0b5-1 Plan must be handled by a broker who does not handle other securities transactions for the executive.

RECOUP BONUSES

   Vote on a CASE-BY-CASE on proposals to recoup unearned incentive bonuses or other incentive payments made to senior executives if it is later determined that fraud, misconduct, or negligence significantly contributed to a restatement of financial results that Led to the awarding of unearned incentive compensation, taking into consideration:

    .  If the company has adopted a formal recoupment bonus policy; or

    . If the company has chronic restatement history or material financial problems.

SEVERANCE AGREEMENTS FOR EXECUTIVES/GOLDEN PARACHUTES

   Vote FOR shareholder proposals requiring that golden parachutes or executive severance agreements be submitted for shareholder ratification, unless the proposal requires shareholder approval prior to entering into employment contracts.

   Vote on a CASE-BY-CASE basis on proposals to ratify or cancel golden parachutes. An acceptable parachute should include, but is not limited to, the following:

    .  The triggering mechanism should be beyond the control of management;

    . The amount should not exceed three times base amount (defined as the average annual taxable W-2 compensation during the five years prior to the year in which the change of control occurs;

    . Change-in-control payments should be double-triggered, i.e., (1) after a change in control has taken place, and (2) termination of the executive as a result of the change in control. Change in control is defined as a change in the company ownership structure.

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SHARE BUYBACK HOLDING PERIODS

   Generally vote AGAINST shareholder proposals prohibiting executives from selling shares of company stock during periods in which the company has announced that it may or will be repurchasing shares of its stock. Vote FOR the proposal when there is a pattern of abuse by executives exercising options or selling shares during periods of share buybacks.

STOCK OWNERSHIP OR HOLDING PERIOD GUIDELINES

   Generally vote AGAINST shareholder proposals that mandate a minimum amount of stock that directors must own in order to qualify as a director or to remain on the board. White ISS favors stock ownership on the part of directors, the company should determine the appropriate ownership requirement.

   Vote CASE-BY-CASE on shareholder proposals asking companies to adopt holding period or retention ratios for their executives, taking into account:

    . Whether the company has any holding period, retention ratio, or officer ownership requirements in place. These should consist of:

       .  Rigorous stock ownership guidelines, or

       . A short-term holding period requirement (six months to one year) coupled with a significant long-term ownership requirement, or

       .  A meaningful retention ratio,

    . Actual officer stock ownership and the degree to which it meets or exceeds the proponent's suggested holding period/retention ratio or the company's own stock ownership or retention requirements.

SUPPLEMENTAL EXECUTIVE RETIREMENT PLANS (SERPS)

   Generally vote FOR shareholder proposals requesting to put extraordinary benefits contained in SERP agreements to a shareholder vote unless the company's executive pension plans do not contain excessive benefits beyond what is offered under employee-wide plans.

   Generally vote FOR shareholder proposals requesting to limit the executive benefits provided under the company's supplemental executive retirement plan
(SERP) by limiting covered compensation to a senior executive's annual salary and excluding of all incentive or bonus pay from the plan's definition of covered compensation used to establish such benefits.

TAX GROSS-UP PROPOSALS

   Generally vote FOR proposals calling for companies to adopt a policy of not providing tax gross-up payments to executives, except in situations where gross-ups are provided pursuant to a plan, policy, or arrangement applicable to management employees of the company, such as a relocation or expatriate tax equalization policy.

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9. CORPORATE SOCIAL. RESPONSIBILITY (CSR) ISSUES

ANIMAL WELFARE

ANIMAL TESTING

   Generally vote AGAINST proposals to phase out the use of animals in product testing unless:

    . The company is conducting animal testing programs that are unnecessary or not required by regulation;

    . The company is conducting animal testing when suitable alternatives are accepted and used at peer firms;

    . The company has been the subject of recent, significant controversy related to its testing programs.

ANIMAL WELFARE POLICIES

   Generally vote FOR proposals seeking a report on the company's animal welfare standards unless:

    . The company has already published a set of animal welfare standards and monitors compliance;

    . The company's standards are comparable to or better than those of peer firms; and

    . There are no recent, significant fines or litigation related to the company's treatment of animals.

CONTROLLED ATMOSPHERE KILLING (CAK)

   Generally vote AGAINST proposals requesting the implementation of CAK methods at company and/or supplier operations unless such methods are required by legislation or generally accepted as the industry standard.

   Vote CASE-BY-CASE on proposals requesting a report on the feasibility of implementing CAK methods, considering the availability of existing research conducted by the company or industry groups on this topic and any fines or litigation related to current animal processing procedures at the company.

CONSUMER ISSUES

GENETICALLY MODIFIED INGREDIENTS

   Generally, vote AGAINST proposals asking restaurants and food retail companies to voluntarily label genetically engineered (GE) ingredients in their products or alternatively to provide interim labeling and eventually eliminate GE ingredients due to the costs and feasibility of labeling and/or phasing out the use of GE ingredients.

   Vote CASE-BY CASE on proposals asking food supply and genetic research companies to voluntarily Label genetically engineered (GE) ingredients in their products or alternatively to provide interim labeling and eventually eliminate GE ingredients due to the costs and feasibility of labeling and/or phasing out the use of GE ingredients.

   Vote CASE-BY-CASE on proposals asking for a report on the feasibility of labeling products containing GE ingredients taking into account:

    . The relevance of the proposal in terms of the company's business and the proportion of it affected by the resolution;

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    . The quality of the company's disclosure on GE product labeling and related voluntary initiatives and how this disclosure compares with peer company disclosure;

    . Company's current disclosure on the feasibility of GE product labeling, including information on the related costs;

    . Any voluntary labeling initiatives undertaken or considered by the company.

   Generally vote AGAINST proposals seeking a report on the health and environmental effects of genetically modified organisms (GMO5). Health studies of this sort are better undertaken by regulators and the scientific community.

   Generally vote AGAINST proposals to completely phase out GE ingredients from the company's products or proposals asking for reports outlining the steps necessary to eliminate GE ingredients from the company's products. Such resolutions presuppose that there are proven health risks to GE ingredients (an issue better Left to federal regulators) that outweigh the economic benefits derived from biotechnology.

CONSUMER LENDING

   Vote CASE-BY CASE on requests for reports on the company's lending guidelines and procedures, including the establishment of a board committee for oversight, taking into account:

    . Whether the company has adequately disclosed mechanisms in place to prevent abusive Lending practices;

    . Whether the company has adequately disclosed the financial risks of the lending products in question;

    . Whether the company has been subject to violations of lending laws or serious lending controversies;

    .  Peer companies' policies to prevent abusive lending practices.

PHARMACEUTICAL PRICING

   Generally vote AGAINST proposals requesting that companies implement specific price restraints on pharmaceutical products unless the company fails to adhere to legislative guidelines or industry norms in its product pricing.

   Vote CASE-BY-CASE on proposals requesting that the company evaluate their product pricing considering:

    .  The existing level of disclosure on pricing policies;

    .  Deviation from established industry pricing norms;

    . The company's existing initiatives to provide its products to needy consumers;

    .  Whether the proposal focuses on specific products or geographic regions.

PHARMACEUTICAL PRODUCT REIMPORTATION

   Generally vote FOR proposals requesting that companies report on the financial and legal impact of their policies regarding prescription drug reimportation unless such information is already publicly disclosed.

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   Generally vote AGAINST proposals requesting that companies adopt specific policies to encourage or constrain prescription drug reimportation.

PRODUCT SAFETY AND TOXIC MATERIALS

   Generally vote FOR proposals requesting the company to report on its policies, initiatives/procedures, and oversight mechanisms related to toxic materials and/or product safety in its supply chain, unless:

    . The company already discloses similar information through existing reports or policies such as a Supplier Code of Conduct and/or a sustainability report;

    . The company has formally committed to the implementation of a toxic materials and/or product safety and supply chain reporting and monitoring program based on industry norms or similar standards within a specified time frame; and

    . The company has not been recently involved in relevant significant controversies or violations.

   Vote CASE-BY-CASE on resolutions requesting that companies develop a feasibility assessment to phase-out of certain toxic chemicals and/or evaluate and disclose the potential financial and Legal risks associated with utilizing certain chemicals, considering:

    .  Current regulations in the markets in which the company operates;

    . Recent significant controversy, litigation, or fines stemming from toxic chemicals or ingredients at the company; and

    .  The current level of disclosure on this topic.

   Generally vote AGAINST resolutions requiring that a company reformulate its products.

TOBACCO

   Most tobacco-related proposals should be evaluated on a CASE-BY-CASE basis, taking into account the following factors:

   Advertising to youth:

    . Whether the company complies with federal, state, and Local laws on the marketing of tobacco or if it has been fined for violations;

    .  Whether the company has gone as far as peers in restricting advertising;

    . Whether the company entered into the Master Settlement Agreement, which restricts marketing of tobacco to youth;

    .  Whether restrictions on marketing to youth extend to foreign countries.

   Cease production of tobacco-related products or avoid selling products to tobacco companies:

    .  The percentage of the company's business affected;

    . The economic loss of eliminating the business versus any potential tobacco-related liabilities.

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   Investment in tobacco-related stocks or businesses:

   Vote AGAINST proposals prohibiting investment in tobacco equities. Such decisions are better left to portfolio managers.

   Second-hand smoke:

    .  Whether the company complies with all local ordinances and regulations;

    . The degree that voluntary restrictions beyond those mandated by law might hurt the company's competitiveness;

    .  The risk of any health-related liabilities.

   Spin-off tobacco-related businesses:

    .  The percentage of the company's business affected;

    .  The feasibility of a spin-off;

    .  Potential future liabilities related to the company's tobacco business.

   Stronger product warnings:

   Vote AGAINST proposals seeking stronger product warnings. Such decisions are better left to public health authorities.

DIVERSITY

BOARD DIVERSITY

   Generally vote FOR reports on the company's efforts to diversify the board, unless:

    . The board composition is reasonably inclusive in relation to companies of similar size and business; or

    . The board already reports on its nominating procedures and diversity initiatives.

   Generally vote AGAINST proposals that would call for the adoption of specific committee charter language regarding diversity initiatives unless the company fails to publicly disclose existing equal opportunity or nondiscrimination policies.

   Vote CASE-BY-CASE on proposals asking the company to increase the representation of women and minorities on the board, taking into account:

    .  The degree of board diversity;

    .  Comparison with peer companies;

    .  Established process for improving board diversity;

    .  Existence of independent nominating committee;

    .  Use of outside search firm;

    .  History of EEO violations.

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EQUALITY OF OPPORTUNITY AND GLASS CEILING

   Generally vote FOR reports outlining the company's equal opportunity initiatives unless all of the following apply:

    .  The company has well-documented equal opportunity programs;

    . The company already publicly reports on its diversity initiatives and/or provides data on its workforce diversity; and

    .  The company has no recent EEO-related violations or litigation.

   Generally vote FOR requests for reports outlining the company's progress towards the Glass Ceiling Commission's business recommendations, unless:

    .  The composition of senior management and the board is fairly inclusive;

    . The company has well-documented programs addressing diversity initiatives and leadership development;

    . The company already publicly reports on its company-wide affirmative-action initiatives and provides data on its workforce diversity; and

    . The company has had no recent, significant EEC-related violations or litigation.

   Vote CASE-BY-CASE on proposals requesting disclosure of a company's EEO1 data or the composition of the company's workforce considering:

    .  Existing disclosure on the company's diversity initiatives and policies;

    . Any recent, significant violations or litigation related to discrimination at the company.

   Generally vote AGAINST proposals seeking information on the diversity efforts of suppliers and service providers, which can pose a significant cost and administration burden on the company.

SEXUAL ORIENTATION AND DOMESTIC PARTNER BENEFITS

   Generally, vote FOR proposals seeking to amend a company's EEO statement in order to prohibit discrimination based on sexual orientation, unless the change would result in excessive costs for the company.

   Generally vote AGAINST proposals to extend company benefits to, or eliminate benefits from domestic partners. Benefits decisions should be left to the discretion of the company.

CLIMATE CHANGE AND THE ENVIRONMENT

CLIMATE CHANGE

   In general, vote FOR resolutions requesting that a company disclose information on the impact of climate change on the company's operations unless:

    . The company already provides current, publicly-available information on the perceived impact that climate change may have on the company as well as associated policies and procedures to address such risks and/or opportunities;

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    . The company's level of disclosure is comparable to or better than information provided by industry peers; and

    . There are no significant fines, penalties, or litigation associated with the company's environmental performance.

CONCENTRATED AREA FEEDING OPERATIONS (CAFO)

   Generally vote FOR resolutions requesting that companies report to shareholders on the risks and liabilities associated with CAFOs unless:

    . The company has publicly disclosed guidelines for its corporate and contract farming operations, including compliance monitoring; or

    .  The company does not directly source from CAFOs.

ENERGY EFFICIENCY

   Vote CASE-BY-CASE on proposals requesting a company report on its energy efficiency policies, considering:

    . The current Level of disclosure related to energy efficiency policies, initiatives, and performance measures;

    . The company's level of participation in voluntary energy efficiency programs and initiatives;

    . The company's compliance with applicable legislation and/or regulations regarding energy efficiency; and

    . The company's energy efficiency policies and initiatives relative to industry peers.

FACILITY SAFETY (NUCLEAR AND CHEMICAL PLANT SAFETY)

   Vote CASE-BY-CASE on resolutions requesting that companies report on risks associated with their operations and/or facilities, considering:

    .  The company's compliance with applicable regulations and guidelines;

    . The level of existing disclosure related to security and safety policies, procedures, and compliance monitoring; and,

    . The existence of recent, significant violations, fines, or controversy related to the safety and security of the company's operations and/or facilities.

GENERAL ENVIRONMENTAL REPORTING

   Generally vote FOR requests for reports disclosing the company's environmental policies unless it already has well-documented environmental management systems that are available to the public.

GREENHOUSE GAS EMISSIONS

   Generally vote FOR proposals requesting a report on greenhouse gas emissions from company operations and/or products unless this information is already publicly disclosed or such factors are not integral to the company's line of business.

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   Generally vote AGAINST proposals that call for reduction in greenhouse gas emissions by specified amounts or within a restrictive time frame unless the company lags industry standards and has been the subject of recent, significant fines or litigation resulting from greenhouse gas emissions.

OPERATIONS IN PROTECTED AREAS

   Generally vote FOR requests for reports outlining potential environmental damage from operations in protected regions unless:

    . Operations in the specified regions are not permitted by current laws or regulations;

    . The company does not currently have operations or plans to develop operations in these protected regions; or,

    . The company provides disclosure on its operations and environmental policies in these regions comparable to industry peers.

RECYCLING

   Vote CASE-BY-CASE on proposals to adopt a comprehensive recycling strategy, taking into account:

    .  The nature of the company's business and the percentage affected;

    .  The extent that peer companies are recycling;

    .  The timetable prescribed by the proposal;

    .  The costs and methods of implementation;

    . Whether the company has a poor environmental track record, such as violations of applicable regulations.

RENEWABLE ENERGY

   In general, vote FOR requests for reports on the feasibility of developing renewable energy sources unless the report is duplicative of existing disclosure or irrelevant to the company's line of business.

   Generally vote AGAINST proposals requesting that the company invest in renewable energy sources. Such decisions are best left to management's evaluation of the feasibility and financial impact that such programs may have on the company.

GENERAL CORPORATE ISSUES

CHARITABLE CONTRIBUTIONS

   Vote AGAINST proposals restricting the company from making charitable contributions.

   Charitable contributions are generally useful for assisting worthwhile causes and for creating goodwill in the community. In the absence of bad faith, self-dealing, or gross negligence, management should determine which contributions are in the best interests of the company.

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CSR COMPENSATION-RELATED PROPOSALS

   Vote CASE-BY-CASE on proposals to review ways of linking executive compensation to social factors, such as corporate downsizings, customer or employee satisfaction, community involvement, human rights, environmental performance, predatory lending, and executive/employee pay disparities. Such resolutions should be evaluated in the context of:

    .  The relevance of the issue to be Linked to pay;

    . The degree that social performance is already included in the company's pay structure and disclosed;

    . The degree that social performance is used by peer companies in setting pay;

    . Violations or complaints filed against the company relating to the particular social performance measure;

    . Artificial limits sought by the proposal, such as freezing or capping executive pay;

    .  Independence of the compensation committee;

    .  Current company pay levels.

   Generally vote AGAINST proposals calling for an analysis of the pay disparity between corporate executives and other employees as such comparisons may be arbitrary in nature and/or provide information of limited value to shareholders.

HIV/AIDS

   Vote CASE-BY-CASE on requests for reports outlining the impact of the health pandemic (HIV/AIDS, malaria and tuberculosis) on the company's Sub-Saharan operations and how the company is responding to it, taking into account:

    . The nature and size of the company's operations in Sub-Saharan Africa and the number of local employees;

    . The company's existing healthcare policies, including benefits and healthcare access for local workers; and

    .  Company donations to healthcare providers operating in the region.

   Vote AGAINST proposals asking companies to establish, implement, and report on a standard of response to the HIV/AIDS, TB, and malaria health pandemic in Africa and other developing countries, unless the company has significant operations in these markets and has failed to adopt policies and/or procedures to address these issues comparable to those of industry peers.

LOBBYING EXPENDITURES/INITIATIVES

   Vote CASE-BY-CASE on proposals requesting information on a company's lobbying initiatives, considering any significant controversy or litigation surrounding a company's public policy activities, the current level of disclosure on lobbying strategy, and the impact that the policy issue may have on the company's business operations.

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POLITICAL CONTRIBUTIONS AND TRADE ASSOCIATIONS SPENDING

   Generally vote AGAINST proposals asking the company to affirm political nonpartisanship in the workplace so long as:

    . The company is in compliance with laws governing corporate political activities; and

    . The company has procedures in place to ensure that employee contributions to company-sponsored political action committees (PACs) are strictly voluntary and not coercive.

   Vote AGAINST proposals to publish in newspapers and public media the company's political contributions as such publications could present significant cost to the company without providing commensurate value to shareholders.

   Vote CASE-BY-CASE on proposals to improve the disclosure of a company's political contributions and trade association spending considering:

    . Recent significant controversy or litigation related to the company's political contributions or governmental affairs; and

    . The public availability of a company policy on political contributions and trade association spending including information on the types of organizations supported, the business rationale for supporting these organizations, and the oversight and compliance procedures related to such expenditures of corporate assets.

   Vote AGAINST proposals barring the company from making political contributions. Businesses are affected by legislation at the federal, state, and local level and barring contributions can put the company at a competitive disadvantage.

   Vote AGAINST proposals asking for a list of company executives, directors, consultants, legal counsels, Lobbyists, or investment bankers that have prior government service and whether such service had a bearing on the business of the company. Such a list would be burdensome to prepare without providing any meaningful information to shareholders.

INTERNATIONAL ISSUES, LABOR ISSUES, AND HUMAN RIGHTS

CHINA PRINCIPLES

   Vote AGAINST proposals to implement the China Principles unless:

    . There are serious controversies surrounding the company's China operations; and

    . The company does not have a code of conduct with standards similar to those promulgated by the International Labor Organization (ILO).

CODES OF CONDUCT

   Vote CASE-BY-CASE on proposals to implement certain human rights standards and policies at company facilities. In evaluating these proposals, the following should be considered:

    . The degree to which existing human rights policies and practices are disclosed;

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    . Whether or not existing policies are consistent with internationally recognized labor standards;

    .  Whether company facilities are monitored and how;

    . Company participation in fair labor organizations or other internationally recognized human rights initiatives;

    .  The company's primary business model and methods of operation;

    . Proportion of business conducted in markets known to have higher risk of workplace labor right abuse;

    . Whether the company has been recently involved in significant labor and human rights controversies or violations;

    .  Peer company standards and practices; and

    .  Union presence in company's international factories.

COMMUNITY IMPACT ASSESSMENTS

   Vote CASE-BY-CASE on requests for reports outlining the potential community impact of company operations in specific regions considering:

    . Current disclosure of applicable risk assessment report(s) and risk management procedures;

    . The impact of regulatory non-compliance, litigation, remediation, or reputational loss that may be associated with failure to manage the company's operations in question, including the management of relevant community and stakeholder relations;

    . The nature, purpose, and scope of the company's operations in the specific region(s); and,

    . The degree to which company policies and procedures are consistent with industry norms.

FOREIGN MILITARY SALES/OFFSETS

   Vote AGAINST reports on foreign military sales or offsets. Such disclosures may involve sensitive and confidential information. Moreover, companies must comply with government controls and reporting on foreign military sales.

INTERNET PRIVACY AND CENSORSHIP

   Vote CASE-BY-CASE on resolutions requesting the disclosure and implementation of Internet privacy and censorship policies and procedures considering:

    . The Level of disclosure of policies and procedures relating to privacy, freedom of speech, Internet censorship, and government monitoring of the Internet;

    . Engagement in dialogue with governments and/or relevant groups with respect to the Internet and the free flow of information;

    . The scope of business involvement and of investment in markets that maintain government censorship or monitoring of the Internet;

    . The market-specific Laws or regulations applicable to Internet censorship or monitoring that may be imposed on the company; and,

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    . The level of controversy or litigation related to the company's international human rights policies and procedures.

MACBRIDE PRINCIPLES

   Vote CASE-BY-CASE on proposals to endorse or increase activity on the MacBride Principles, taking into account:

    .  Company compliance with or violations of the Fair Employment Act of 1989;

    . Company antidiscrimination policies that already exceed the Legal requirements;

    .  The cost and feasibility of adopting all nine principles;

    . The cost of duplicating efforts to follow two sets of standards (Fair Employment and the

    .  MacBride Principles);

    .  The potential for charges of reverse discrimination;

    . The potential that any company sales or contracts in the rest of the United Kingdom could be negatively impacted;

    .  The level of the company's investment in Northern Ireland;

    .  The number of company employees in Northern Ireland;

    .  The degree that industry peers have adopted the MacBride Principles; and

    . Applicable state and municipal laws that limit contracts with companies that have not adopted the MacBride Principles.

NUCLEAR AND DEPLETED URANIUM WEAPONS

   Vote AGAINST proposals asking a company to cease production or report on the risks associated with the use of depleted uranium munitions or nuclear weapons components and delivery systems, including disengaging from current and proposed contracts. Such contracts are monitored by government agencies, serve multiple military and non-military uses, and withdrawal from these contracts could have a negative impact on the company's business.

OPERATIONS IN HIGH RISK MARKETS

   Vote CASE-BY-CASE on requests for review and a report outlining the company's potential financial and reputation risks associated with operations in "high-risk" markets, such as a terrorism-sponsoring state or otherwise, taking into account:

    . The nature, purpose, and scope of the operations and business involved that could be affected by social or political disruption;

    . Current disclosure of applicable risk assessment(s) and risk management procedures;

    .  Compliance with U.S. sanctions and laws;

    .  Consideration of other international policies, standards, and laws; and

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    . Whether the company has been recently involved in significant controversies or violations in "high-risk" markets.

OUTSOURCING/OFFSHORING

   Vote CASE-BY-CASE on proposals calling for companies to report on the risks associated with outsourcing, considering:

    .  Risks associated with certain international markets;

    .  The utility of such a report to shareholders;

    . The existence of a publicly available code of corporate conduct that applies to international operations.

VENDOR STANDARDS

   Generally vote FOR reports outlining vendor standards compliance unless any of the following apply:

    . The company does not operate in countries with significant human rights violations;

    .  The company has no recent human rights controversies or violations; or

    . The company already publicly discloses information on its vendor standards policies and compliance mechanisms.

SUSTAINABILITY

SUSTAINABILITY REPORTING

   Generally vote FOR proposals requesting the company to report on policies and initiatives related to social, economic, and environmental sustainability, unless:

    . The company already discloses similar information through existing reports or policies such as an Environment, Health, and Safety (EHS) report; a comprehensive Code of Corporate Conduct; and/or a Diversity Report; or

    . The company has formally committed to the implementation of a reporting program based on Global Reporting Initiative (GRI) guidelines or a similar standard within a specified time frame.

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10. MUTUAL FUND PROXIES

ELECTION OF DIRECTORS

   Vote CASE-BY-CASE on the election of directors and trustees, following the same guidelines for uncontested directors for public company shareholder meetings. However, mutual fund boards do not usually have compensation committees, so do not withhold for the lack of this committee.

CONVERTING CLOSED-END FUND TO OPEN-END FUND

   Vote CASE-BY-CASE on conversion proposals, considering the following factors:

    .  Past performance as a closed-end fund;

    .  Market in which the fund invests;

    .  Measures taken by the board to address the discount; and

    . Past shareholder activism, board activity, and votes on related proposals.

PROXY CONTESTS

   Vote CASE-BY-CASE on proxy contests, considering the following factors:

    .  Past performance relative to its peers;

    .  Market in which fund invests;

    .  Measures taken by the board to address the issues;

    . Past shareholder activism, board activity, and votes on related proposals;

    .  Strategy of the incumbents versus the dissidents;

    .  Independence of directors;

    .  Experience and skills of director candidates;

    .  Governance profile of the company;

    .  Evidence of management entrenchment.

INVESTMENT ADVISORY AGREEMENTS

   Vote CASE-BY-CASE on investment advisory agreements, considering the following factors:

    .  Proposed and current fee schedules;

    .  Fund category/investment objective;

    .  Performance benchmarks;

    .  Share price performance as compared with peers;

    .  Resulting fees relative to peers;

    .  Assignments (where the advisor undergoes a change of control).

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APPROVING NEW CLASSES OR SERIES OF SHARES

   Vote FOR the establishment of new classes or series of shares.

PREFERRED STOCK PROPOSALS

   Vote CASE-BY-CASE on the authorization for or increase in preferred shares, considering the following factors:

    .  Stated specific financing purpose;

    .  Possible dilution for common shares;

    .  Whether the shares can be used for antitakeover purposes.

1940 ACT POLICIES

   Vote CASE-BY-CASE on policies under the Investment Advisor Act of 1940, considering the following factors:

    .  Potential competitiveness;

    .  Regulatory developments;

    .  Current and potential returns; and

    .  Current and potential risk.

   Generally vote FOR these amendments as tong as the proposed changes do not fundamentally alter the investment focus of the fund and do comply with the current SEC interpretation.

CHANGING A FUNDAMENTAL RESTRICTION TO A NONFUNDAMENTAL RESTRICTION

   Vote CASE-BY-CASE on proposals to change a fundamental restriction to a non-fundamental restriction, considering the following factors:

    .  The fund's target investments;

    .  The reasons given by the fund for the change; and

    .  The projected impact of the change on the portfolio.

CHANGE FUNDAMENTAL INVESTMENT OBJECTIVE TO NONFUNDAMENTAL

   Vote AGAINST proposals to change a fund's fundamental investment objective to non-fundamental.

NAME CHANGE PROPOSALS

   Vote CASE-BY-CASE on name change proposals, considering the following factors:

    .  Political/economic changes in the target market;

    .  Consolidation in the target market; and

    .  Current asset composition.

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CHANGE IN FUND'S SUBCLASSIFICATION

   Vote CASE-BY-CASE on changes in a fund's sub-classification, considering the following factors:

    .  Potential competitiveness;

    .  Current and potential returns;

    .  Risk of concentration;

    .  Consolidation in target industry.

DISPOSITION OF ASSETS/TERMINATION/LIQUIDATION

   Vote CASE-BY-CASE on proposals to dispose of assets, to terminate or liquidate, considering the following factors:

    .  Strategies employed to salvage the company;

    .  The fund's past performance;

    .  The terms of the liquidation.

CHANGES TO THE CHARTER DOCUMENT

   Vote CASE-BY-CASE on changes to the charter document, considering the following factors:

    .  The degree of change implied by the proposal;

    .  The efficiencies that could result;

    .  The state of incorporation;

    .  Regulatory standards and implications.

   Vote AGAINST any of the following changes:

    . Removal of shareholder approval requirement to reorganize or terminate the trust or any of its series;

    . Removal of shareholder approval requirement for amendments to the new declaration of trust;

    . Removal of shareholder approval requirement to amend the funds management contract, allowing the contract to be modified by the investment manager and the trust management, as permitted by the 1940 Act;

    . Allow the trustees to impose other fees in addition to sates charges on investment in a fund, such as deferred sales charges and redemption fees that may be imposed upon redemption of a fund's shares;

    . Removal of shareholder approval requirement to engage in and terminate subadvisory arrangements;

    . Removal of shareholder approval requirement to change the domicile of the fund.

CHANGING THE DOMICILE OF A FUND

   Vote CASE-BY-CASE on re-incorporations, considering the following factors:

    .  Regulations of both states;

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    .  Required fundamental policies of both states;

    .  The increased flexibility available.

AUTHORIZING THE BOARD TO HIRE AND TERMINATE SUBADVISORS WITHOUT SHAREHOLDER APPROVAL

   Vote AGAINST proposals authorizing the board to hire/terminate subadvisors without shareholder approval.

DISTRIBUTION AGREEMENTS

   Vote CASE-BY-CASE on distribution agreement proposals, considering the following factors:

    .  Fees charged to comparably sized funds with similar objectives;

    .  The proposed distributor's reputation and past performance;

    .  The competitiveness of the fund in the industry;

    .  The terms of the agreement.

MASTER-FEEDER STRUCTURE

   Vote FOR the establishment of a master-feeder structure.

MERGERS

   Vote CASE-BY-CASE on merger proposals, considering the following factors:

    .  Resulting fee structure;

    .  Performance of both funds;

    .  Continuity of management personnel;

    .  Changes in corporate governance and their impact on shareholder rights.

SHAREHOLDER PROPOSALS FOR MUTUAL FUNDS

ESTABLISH DIRECTOR OWNERSHIP REQUIREMENT

   Generally vote AGAINST shareholder proposals that mandate a specific minimum amount of stock that directors must own in order to qualify as a director or to remain on the board.

REIMBURSE SHAREHOLDER FOR EXPENSES INCURRED

   Vote CASE-BY-CASE on shareholder proposals to reimburse proxy solicitation expenses. When supporting the dissidents, vote FOR the reimbursement of the proxy solicitation expenses.

TERMINATE THE INVESTMENT ADVISOR

   Vote CASE-BY-CASE on proposals to terminate the investment advisor, considering the following factors:

    .  Performance of the fund's Net Asset Value (NAV);

    .  The fund's history of shareholder relations;

    .  The performance of other funds under the advisor's management.

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                          RCM PROXY VOTING GUIDELINES
                                AND PROCEDURES

                                 MAY 23, 2007

                               TABLE OF CONTENTS


            Policy Statement and Voting Procedure..........
                                                             page 3

            Resolving Conflicts of Interest................
                                                             page 3

            Cost-Benefit Analysis Involving Voting Proxies.
                                                             page 4

            Proxy Voting Guidelines........................
                                                             page 4

            Ordinary Business Matters......................
                                                             page 4

            Auditors.......................................
                                                             page 4

            Board of Directors.............................
                                                             page 5

            Executive and Director Compensation............
                                                             page 6

            Capital Structure..............................
                                                             page 8

            Mergers and Corporate Restructuring............
                                                             page 8

            Antitakeover Defenses and Voting Related Issues
                                                             page 9

            Social and Environmental Issues................
                                                            page 11

RCM PROXY VOTING GUIDELINES                                           5/23/2007

                               POLICY STATEMENT

   RCM exercises our proxy voting responsibilities as a fiduciary. As a result, in the cases where we have voting authority of our client proxies, we intend to vote such proxies in a manner consistent with the best interest of our clients. Our guidelines are designed to meet applicable fiduciary standards. All votes submitted by RCM on behalf of its clients are not biased by other clients of RCM. Proxy voting proposals are voted with regard to enhancing shareholder wealth and voting power.

   A Proxy Committee, including investment, compliance and operations personnel, is responsible for establishing our proxy voting policies and procedures. These guidelines summarize our positions on various issues and give general indication as to how we will vote shares on each issue. However, this listing is not exhaustive and does not include all potential voting issues and for that reason, there may be instances when we may not vote proxies in strict adherence to these Guidelines. To the extent that these guideline policies and procedures do not cover potential voting issues or a case arises of a material conflict between our interest and those of a client with respect to proxy voting, our Proxy Committee will convene to discuss these instances. In evaluating issues, the Proxy Committee may consider information from many sources, including our portfolio management team, our analyst responsible for monitoring the stock of the company at issue, management of a company presenting a proposal, shareholder groups, and independent proxy research services. The Proxy Committee will meet annually to review these guidelines and determine whether any revisions are appropriate.

                               VOTING PROCEDURE

   The voting of all proxies is conducted by the Proxy Specialist in consultation with a Proxy Committee consisting representatives from the Research Department, Portfolio Management Team (PMT), the Legal and Compliance Department, and the Proxy Specialist. The Proxy Specialist performs the initial review of the proxy statement, third-party proxy research provided by ISS, and other relevant material, and makes a vote decision in accordance with RCM Proxy Voting Guidelines. In situations where the Proxy Voting Guidelines do not give clear guidance on an issue, the Proxy Specialist will, at his or her discretion, consult the Analyst or Portfolio Manager and/or the Proxy Committee. In the event that an Analyst or Portfolio Manager wishes to override the Guidelines, the proposal will be presented to the Proxy Committee for a final decision.

   RCM retains a third-party proxy voting service, Institutional Shareholder Services, Inc. (ISS), to assist us in processing proxy votes in accordance with RCM's vote decisions. ISS is responsible for notifying RCM of all upcoming meetings, providing a proxy analysis and vote recommendation for each proposal, verifying that all proxies are received, and contacting custodian banks to request missing proxies. ISS sends the proxy vote instructions provided by RCM to the appropriate tabulator. ISS provides holdings reconciliation reports on a monthly basis, and vote summary reports for clients on a quarterly or annual basis. RCM keeps proxy materials used in the vote process on site for at least one year.

                        RESOLVING CONFLICTS OF INTEREST

   RCM may have conflicts that can affect how it votes its clients' proxies. For example, RCM may manage a pension plan whose management is sponsoring a proxy proposal. RCM may also be faced with clients having conflicting views on the appropriate manner of exercising shareholder voting rights in general or in specific situations. Accordingly, RCM may reach different voting decisions for different clients. Regardless, votes shall only be cast in the best interest of the client affected by the shareholder right. For this reason, RCM shall not vote shares held in one client's account in a manner designed to benefit or accommodate any other client.

   In order to ensure that all material conflicts of interest are addressed appropriately while carrying out its obligation to vote proxies, the Proxy Committee shall be responsible for addressing how RCM resolves such material conflicts of interest with its clients.

RCM PROXY VOTING GUIDELINES                                           5/23/2007

                COST-BENEFIT ANALYSIS INVOLVING VOTING PROXIES

   RCM shall review various criteria to determine whether the costs associated with voting the proxy exceeds the expected benefit to its clients and may conduct a cost-benefit analysis in determining whether it is in the best economic interest to vote client proxies. Given the outcome of the cost-benefit analysis, RCM may refrain from voting a proxy on behalf of its clients' accounts.

   In addition, RCM may refrain from voting under certain circumstances. These circumstances may include, but are not limited to: 1) proxy statements and ballots being written in a foreign language, 2) untimely notice of a shareholder meeting, 3) requirements to vote proxies in person, 4) restrictions on foreigner's ability to exercise votes, 5) requirements to provide local agents with power of attorney to facilitate the voting instructions. Such proxies are voted on a best-efforts basis.

   Proxy voting in certain countries requires "share blocking." To vote proxies in such countries, shareholders must deposit their shares shortly before the date of the meeting with a designated depositary and the shares are then restricted from being sold until the meeting has taken place and the shares are returned to the shareholders' custodian banks. Absent compelling reasons, RCM believes the benefit to its clients of exercising voting rights does not outweigh the effects of not being able to sell the shares. Therefore, if share blocking is required RCM generally abstains from voting.

   RCM will not be able to vote securities on loan under securities lending arrangements into which RCM's clients have entered. However, under rare circumstances, for voting issues that may have a significant impact on the investment, and if the client holds a sufficient number of shares to have a material impact on the vote, we may request that clients recall securities that are on loan if we determine that the benefit of voting outweighs the costs and lost revenue to the client and the administrative burden of retrieving the securities.

                            PROXY VOTING GUIDELINES

                               ORDINARY BUSINESS

ORDINARY BUSINESS MATTERS: CASE-BY-CASE

   RCM votes FOR management proposals covering routine business matters such as changing the name of the company, routine bylaw amendments, and changing the date, time, or location of the annual meeting.

   Routine items that are bundled with non-routine items will be evaluated on a case-by-case basis. Proposals that are not clearly defined other than to transact "other business," will be voted AGAINST, to prevent the passage of significant measures without our express oversight.

                                   AUDITORS

RATIFICATION OF AUDITORS: CASE-BY-CASE

   RCM generally votes FOR proposals to ratify auditors, unless there is reason to believe that there is a conflict of interest, or if the auditor has rendered an opinion that is neither accurate nor indicative of the company's financial position.

   RCM will review, on a case-by-case basis, instances in which the audit firm has substantial non-audit relationships with the company, to determine whether we believe independence has been compromised.

RCM PROXY VOTING GUIDELINES                                           5/23/2007

SHAREHOLDER PROPOSALS REGARDING ROTATION OF AUDITORS: GENERALLY FOR

   RCM generally will support shareholder proposals asking for audit firm rotation, unless the rotation period is less than five years, which would be unduly burdensome to the company.

SHAREHOLDER PROPOSALS REGARDING AUDITOR INDEPENDENCE: CASE-BY-CASE

   RCM will evaluate on a case-by-case basis, shareholder proposals asking companies to prohibit their auditors from engaging in non-audit services or to cap the level of non-audit services.

                              BOARD OF DIRECTORS

ELECTION OF DIRECTORS: CASE-BY-CASE

   Votes on director nominees are made on a case-by-case basis. RCM favors boards that consist of a substantial majority of independent directors who demonstrate a commitment to creating shareholder value. RCM also believes that key board committees (audit, compensation, and nominating) should include only independent directors to assure that shareholder interests will be adequately addressed. When available information demonstrates a conflict of interest or a poor performance record for specific candidates, RCM may withhold votes from director nominees.

MAJORITY VOTE REQUIREMENT FOR THE ELECTION OF DIRECTORS: CASE-BY-CASE

   RCM evaluates proposals to require a majority vote for the election of directors, on a case-by-case basis. RCM generally supports binding and non-binding (advisory) proposals to initiate a change in the vote threshold requirement for board nominees, as we believe this may bring greater director accountability to shareholders. Exceptions may be made for companies with policies that provide for a meaningful alternative to a full majority-voting standard.

CLASSIFIED BOARDS: AGAINST

   Classified (or staggered) boards provide for the directors to be divided into three groups, serving a staggered three-year term. Each year one of the groups of directors is nominated for re-election and serves a three-year term. RCM generally opposes classified board structures, as we prefer annual election of directors to discourage entrenchment. RCM will vote FOR shareholder proposals to declassify the board of directors.

CHANGING SIZE OF BOARD: CASE-BY-CASE

   RCM votes FOR proposals to change the size of the board of directors, if the proposed number falls between 6 to 15 members. We generally vote AGAINST proposals to increase the number of directors to more than 15, because very large boards may experience difficulty achieving consensus and acting quickly on important items.

MAJORITY OF INDEPENDENT DIRECTORS ON BOARD: CASE-BY-CASE

   RCM considers how board structure impacts the value of the company and evaluates shareholder proposals for a majority of independent directors on a case-by-case basis. RCM generally votes FOR proposals requiring the board to consist of, at least, a substantial (2/3) majority of independent directors. Exceptions are made for companies with a controlling shareholder and for boards with very long term track records of adding shareholder value based on 3, 5 and 10-year stock performance.

RCM PROXY VOTING GUIDELINES                                           5/23/2007

MINIMUM SHARE OWNERSHIP BY THE BOARD: AGAINST

   Although stockholders may benefit from directors owning stock in a company and having a stake in the profitability and well-being of a company, RCM does not support resolutions that would require directors to make a substantial investment which would effectively exclude them from accepting directorships for purely financial reasons.

LIMIT TENURE OF DIRECTORS: AGAINST

   RCM does not support shareholder proposals for term limits, as limiting tenure may force valuable, experienced directors to leave the board solely because of their length of service. We prefer to retain the ability to evaluate director performance, and vote on all director nominees once a year.

DIRECTOR INDEMNIFICATION AND LIABILITY PROTECTION: CASE-BY-CASE

   RCM votes AGAINST proposals that would limit or eliminate all liability for monetary damages, for directors and officers who violate the duty of care. RCM will also vote AGAINST proposals that would expand indemnification to cover acts, such as negligence, that are more serious violations of fiduciary obligations than mere carelessness. If, however, a director was found to have acted in good faith and in a manner that he reasonably believed was in the best interest of the company, AND if only the director's legal expenses would be covered, RCM may vote FOR expanded coverage.

SEPARATE CHAIRMAN/CHIEF EXECUTIVE OFFICER: CASE-BY-CASE

   RCM votes shareholder proposals to separate Chairman and CEO positions on a case-by-case basis, and considers the impact on management credibility and thus the value of the company. RCM generally votes FOR shareholder proposals requiring the position of Chairman to be filled by an independent director, because a combined title can make it difficult for the board to remove a CEO that has underperformed, and harder to challenge a CEO's decisions. We are, however, willing to accept a combined title for companies whose outside directors hold regularly-scheduled non-management meetings with a powerful and independent Lead Director.

DIVERSITY OF THE BOARD OF DIRECTORS: CASE-BY-CASE

   RCM reviews shareholder proposals that request a company to increase the representation of women and minorities on the board, on a case-by-case basis. RCM generally votes FOR requests for reports on the company's efforts to diversify the board, UNLESS the board composition is reasonably inclusive of women and minorities in relation to companies of similar size and business, AND if the board already reports on its nominating procedures and diversity initiatives.

                      EXECUTIVE AND DIRECTOR COMPENSATION

STOCK INCENTIVE PLANS: CASE-BY-CASE

   RCM reviews stock incentive plan proposals on a case-by-case basis, to determine whether the plan is in the best interest of shareholders. We generally support stock incentive plans that are designed to attract, retain or encourage executives and employees, while aligning their financial interests with those of investors. We also prefer plans that limit the transfer of shareholder wealth to insiders, and favor stock compensation in the form of performance-based restricted stock over fixed price option plans.

   RCM utilizes research from a third-party proxy voting service (ISS) to assist us in analyzing all details of a proposed stock incentive plan. Unless there is evidence that a plan would have a positive economic impact on shareholder value, we generally vote against plans that result in excessive dilution, and vote against plans that contain negative provisions, such as repricing or replacing underwater options without shareholder approval.

RCM PROXY VOTING GUIDELINES                                           5/23/2007

SHAREHOLDER PROPOSALS REGARDING OPTIONS EXPENSING: FOR

   RCM generally votes FOR shareholder proposals requesting companies to disclose the cost of stock options as an expense on their income statement, to clarify the company's earnings and profitability to shareholders.

CASH BONUS PLANS (OBRA RELATED): CASE-BY-CASE

   RCM considers Omnibus Budget and Reconciliation Act (OBRA) Cash Bonus Plan proposals on a case-by-case basis. OBRA regulations require companies to secure shareholder approval for their performance-based cash or cash and stock bonus plans to preserve the tax deduction for bonus compensation exceeding OBRA's $1 million cap.

   The primary objective of such proposals is to avoid tax deduction limitations imposed by Section 162(m) of the Internal Revenue Code, and RCM will generally vote FOR plans that have appropriate performance targets and measures in place.

   In cases where plans do not meet acceptable standards or we believe executives are over compensated in the context of shareholder value creation, RCM may vote AGAINST the cash bonus plan, and may withhold votes from compensation committee members.

ELIMINATE NON-EMPLOYEE DIRECTOR RETIREMENT PLANS: FOR

   RCM generally supports proposals to eliminate retirement benefits for non-employee directors, as such plans can create conflicts of interest by their high value. Additionally, such benefits are often redundant, since many directors receive pension benefits from their primary employer.

EMPLOYEE STOCK PURCHASE PLANS: CASE-BY-CASE

   Employee Stock Purchase Plans give employees the opportunity to purchase stock of their company, primarily through payroll deductions. Such plans provide performance incentives and lead employees to identify with shareholder interests.

   Qualified employee stock purchase plans qualify for favorable tax treatment under Section 423 of the Internal Revenue Code. RCM will vote FOR Qualified Employee Stock Purchase Plans that include: (1) a purchase price of at least 85 percent of fair market value, and (2) an offering period of 27 months or less, and (3) voting power dilution (percentage of outstanding shares) of no more than 10 percent.

   For Nonqualified Employee Stock Purchase Plans, companies provide a match to employees' contributions, instead of a discount in stock price. Provided the cost of the plan is not excessive, RCM generally votes FOR non-qualified plans that include: (1) broad-based participation (2) limits on employee contribution
(3) company matching contribution up to 25 percent of the employee's contribution (4) no discount on stock price on the date of purchase.

SHAREHOLDER PROPOSALS REGARDING EXECUTIVE PAY: CASE-BY-CASE

   RCM generally votes FOR shareholder proposals that request additional disclosure of executive and director pay information, provided the information requested is relevant to shareholders' needs, would not put the company at a competitive disadvantage relative to its industry, and is not unduly burdensome to the company.

   RCM votes FOR proposals requesting that at least a significant portion of the company's awards are performance-based. Preferably, performance measures should include long term growth metrics.

   RCM votes FOR proposals to require option repricings to be put to a shareholder vote, and FOR proposals to require shareholder votes on compensation plans.

RCM PROXY VOTING GUIDELINES                                           5/23/2007

   RCM votes AGAINST shareholder proposals that seek to set absolute levels on compensation or otherwise dictate the amount of compensation, and AGAINST shareholder proposals requiring director fees to be paid in stock only.

   All other shareholder proposals regarding executive and director pay are voted on a case-by-case basis, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook.

EXECUTIVE SEVERANCE AGREEMENTS (GOLDEN PARACHUTES): CASE-BY-CASE

   RCM votes FOR shareholder proposals to require golden and tin parachutes (executive severance agreements) to be submitted for shareholder ratification, unless the proposal requires shareholder approval PRIOR to entering into employment contracts.

   Proposals to ratify or cancel golden or tin parachutes are evaluated on a case-by-case basis. RCM will vote AGAINST parachute proposals, when the amount exceeds three times base salary plus guaranteed benefits.

                               CAPITAL STRUCTURE

CAPITAL STOCK AUTHORIZATIONS: CASE-BY-CASE

   RCM votes proposals for an increase in authorized shares of common or preferred stock on a case-by-case basis, after analyzing the company's industry and performance in terms of shareholder returns. We generally vote AGAINST stock increases that are greater than 100 percent, unless the company has provided a specific reason for the increase. We will also vote AGAINST proposals for increases in which the stated purpose is to reserve additional shares to implement a poison pill. (Note: see page 10, for more on preferred stock).

STOCK SPLITS AND DIVIDENDS: CASE-BY-CASE

   RCM generally votes FOR management proposals to increase common share authorization for a stock split or share dividend, provided that the increase in shares is not excessive. We also generally vote in favor shareholder proposals to initiate a dividend, particularly in the case of poor performing large cap companies with stock option plans result in excessive dilution.

                      MERGERS AND CORPORATE RESTRUCTURING

MERGERS AND RESTRUCTURINGS: CASE-BY-CASE

   A merger, restructuring, or spin-off in some way affects a change in control of the company's assets. In evaluating the merit such transactions, RCM will consider the terms of each proposal and will analyze the potential long-term value of the investment. RCM will support management proposals for a merger or restructuring if the transaction appears to offer fair value, but may oppose them if they include significant changes to corporate governance and takeover defenses that are not in the best interest of shareholders.

PREVENT A COMPANY FROM PAYING GREENMAIL: FOR

   Greenmail is the payment a corporate raider receives for his/her shares. This payment is usually at a premium to the market price, so while greenmail can ensure the continued independence of the company, it discriminates against other shareholders. RCM will generally vote FOR anti-greenmail provisions.

RCM PROXY VOTING GUIDELINES                                           5/23/2007

FAIR PRICE PROVISION: AGAINST

   Standard fair price provisions require that, absent board or shareholder approval of the acquisition, the bidder must pay the remaining shareholders the same price for their shares as was paid to buy the control shares (usually between five and twenty percent of the outstanding shares) that triggered the provision. An acquirer may avoid such a pricing requirement by obtaining the support of holders of at least a majority of disinterested shares. Such provisions may be viewed as marginally favorable to the remaining disinterested shareholders, since achieving a simple majority vote in favor of an attractive offer may not be difficult.

   RCM will vote AGAINST fair price provisions, if the shareholder vote requirement, imbedded in the provision, is greater than a majority of disinterested shares.

   RCM will vote FOR shareholder proposals to lower the shareholder vote requirements imbedded in existing fair price provisions.

STATE ANTITAKEOVER STATUTES: CASE-BY-CASE

   RCM evaluates the specific statutes at issue, including their effect on shareholder rights and votes proposals to opt out-of-state takeover statutes on a case-by-case basis.

REINCORPORATION: CASE-BY-CASE

   RCM will evaluate reincorporation proposals case-by-case and will consider a variety of factors including the impact reincorporation might have on the longer-term valuation of the stock, the quality of the company's financial disclosure, the impact on current and potential business with the U.S. government, M&A opportunities and the risk of being forced to reincorporate in the future. RCM generally supports reincorporation proposals for valid business reasons such as reincorporating in the same state as its corporate headquarters.

               ANTI-TAKEOVER DEFENSES AND VOTING RELATED ISSUES

POISON PILLS: CASE-BY-CASE

   RCM votes AGAINST poison pills or (or shareholder rights plans) proposed by a company's management. Poison pills are triggered by an unwanted takeover attempt and cause a variety of events to occur which may make the company financially less attractive to the suitor. Typically, directors have enacted these plans without shareholder approval.

   RCM will always vote FOR shareholder proposals requesting boards to submit their pills to a shareholder vote or redeem them, as poison pills may lead to management entrenchment and can discourage legitimate tender offers.

DUAL CLASS CAPITALIZATION WITH UNEQUAL VOTING RIGHTS: CASE-BY-CASE

   RCM will vote AGAINST dual class exchange offers and dual class capitalizations with unequal voting rights as they can contribute to the entrenchment of management and allow for voting power to be concentrated in the hands of management and other insiders. RCM will vote FOR proposals to create a new class of nonvoting or subvoting common stock if intended for purposes with minimal or no dilution to current shareholders or not designed to preserve voting power of insiders or significant shareholders.

BLANK CHECK PREFERRED STOCK: CASE-BY-CASE

   Blank check proposals authorize a class of preferred stock for which voting rights are not established in advance, but are left to the discretion of the Board of Directors when issued. Such proposals may give

RCM PROXY VOTING GUIDELINES                                           5/23/2007
management needed flexibility to accomplish acquisitions, mergers or financings. On the other hand, such proposals also give the board the ability to place a block of stock with a shareholder sympathetic to management, thereby entrenching management or making takeovers more difficult.

   RCM generally votes AGAINST proposals authorizing the creation of new classes of preferred stock, unless the company expressly states that the stock that will not be used as a takeover defense. We also vote AGAINST proposals to increase the number of authorized preferred stock shares, when no shares have been issued or reserved for a specific purpose.

   RCM will vote FOR proposals to authorize preferred stock, in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.

SUPERMAJORITY VOTING PROVISIONS: AGAINST

   Supermajority vote requirements in a company's charter or bylaws require a level of voting approval in excess of a simple majority. Generally supermajority provisions require at least 2/3 affirmative vote for passage of issues.

   RCM votes AGAINST supermajority voting provisions, as this requirement can make it difficult for shareholders to effect a change regarding a company and its corporate governance provisions. Requiring more than a simple majority voting shares, for mergers or changes to the charter or bylaws, may permit managements to entrench themselves by blocking amendments that are in the best interests of shareholders.

CUMULATIVE VOTING: CASE-BY-CASE

   Cumulative voting allows shareholders to "stack" their votes behind one or a few directors running for the board, thereby enabling minority shareholders to secure board representation. RCM evaluates management proposals regarding cumulative voting, on a case-by-case basis. For companies that do not have a record of strong corporate governance policies, we will generally vote FOR shareholder proposals to restore or provide for cumulative voting.

SHAREHOLDER ACTION BY WRITTEN CONSENT: CASE-BY-CASE

   Written consent allows shareholders to initiate and carry out a shareholder action without waiting until the annual meeting or by calling a special meeting. It permits action to be taken by the written consent of the same percentage of outstanding shares that would be required to effect the proposed action at a shareholder meeting.

   RCM will vote FOR shareholder proposals to allow shareholder action by written consent, and we will oppose management proposals that restrict or prohibit shareholder ability to take action by written consent.

SHAREHOLDER'S RIGHT TO CALL SPECIAL MEETING: FOR

   RCM votes FOR proposals to restore or expand shareholder rights to call special meetings. We vote AGAINST management proposals requiring higher vote requirements in order to call special meetings, and AGAINST proposals that prohibit the right to call meetings.

CONFIDENTIAL VOTING: FOR

   RCM votes for shareholder proposals requesting companies to adopt confidential voting because confidential voting may eliminate undue pressure from company management. Furthermore, RCM maintains records which allow our clients to have access to our voting decisions.

RCM PROXY VOTING GUIDELINES                                           5/23/2007

                        SOCIAL AND ENVIRONMENTAL ISSUES

SHAREHOLDER PROPOSALS REGARDING SOCIAL AND ENVIRONMENTAL ISSUES: CASE-BY-CASE

   In evaluating social and environmental proposals, RCM first determines whether the issue should be addressed on a company-specific basis. Many social and environmental proposals are beyond the scope of any one company and are more properly the province of government and broader regulatory action. If this is the case, RCM recommends voting against the proposal. Most proposals raising issues of public concern require shareholders to apply subjective criteria in determining their voting decisions. While broad social and environmental issues are of concern to everyone, institutional shareholders acting as representatives of their beneficiaries must consider only the economic impact of the proposal on the target company, which in many cases cannot be clearly demonstrated.

   RCM considers the following factors in evaluating proposals that address social and environmental issues:

    .  Cost to implement proposed requirement

    .  Whether any actual abuses exist

    .  Whether the company has taken any action to address the problem

    . The extent, if any, to which the proposal would interfere with the day-to-day management of the company.

   RCM generally supports proposals that encourage corporate social responsibility. However, RCM does not support proposals that require a company to cease particular operations, monitor the affairs of other companies with whom it does business, impose quotas, or otherwise interfere with the day-to-day management of a company. In the absence of compelling evidence that a proposal will have a positive economic impact, RCM believes that these matters are best left to the judgment of management.

SIGN OR ENDORSE THE CERES PRINCIPLES: CASE-BY-CASE

   The CERES Principles represent a voluntary commitment of corporations to continued environmental improvement beyond what is required by government regulation. CERES was formed by the Coalition of Environmentally Responsible Economies in the wake of the March 1989 Exxon Valdez oil spill, to address environmental issues such as protection of the biosphere, sustainable use of natural resources, reduction and disposal of wastes, energy conservation, and employee and community risk reduction. Endorsers of the CERES Principles are required to pay annual fees based on annual revenue of the company.

   RCM generally supports shareholder requests for reports on activities related to the goals of the CERES Principles or other in-house environmental programs. Proposals to adopt the CERES Principles are voted on a case-by-case basis, taking into account the company's current environmental disclosure, its environmental track record, and the practices of peer companies.

ENVIRONMENTAL REPORTING: FOR

   RCM generally supports shareholder requests for reports seeking additional information on activities regarding environmental programs, particularly when it appears that companies have not adequately addressed shareholder's environmental concerns.

NORTHERN IRELAND (MACBRIDE PRINCIPLES): CASE-BY-CASE

   The MacBride Principles are aimed at countering anti-Catholic discrimination in employment in the British state of Northern Ireland. These principles require affirmative steps to hire Catholic workers and promote them to

RCM PROXY VOTING GUIDELINES                                           5/23/2007
management positions, to provide job security and to eliminate inflammatory religious emblems. Divestment of stock is not called for under these principles. RCM takes the following factors into consideration regarding Northern Ireland resolutions:

    . Whether any discrimination charges have been filed against the subject company within the past year;

    . Whether the subject company has subscribed to the Fair Employment Agency's, "Declaration of Principle and Intent." (Northern Ireland governmental regulations); and

    . Whether potentially offensive material is not allowed in the work area (flags, posters, etc.).

RCM PROXY VOTING GUIDELINES                                           5/23/2007

                         T. ROWE PRICE ASSOCIATES, INC
                       T. ROWE PRICE INTERNATIONAL, INC
                 T. ROWE PRICE GLOBAL INVESTMENT SERVICES, LTD
                  T. ROWE PRICE GLOBAL ASSET MANAGEMENT, LTD

                     PROXY VOTING POLICIES AND PROCEDURES

RESPONSIBILITY TO VOTE PROXIES

   T. Rowe Price Associates, Inc., T. Rowe Price International, Inc., T. Rowe Price Global Investment Services Limited, and T. Rowe Price Global Asset Management Limited ("T. ROWE PRICE") recognize and adhere to the principle that one of the privileges of owning stock in a company is the right to vote in the election of the company's directors and on matters affecting certain important aspects of the company's structure and operations that are submitted to shareholder vote. As an investment adviser with a fiduciary responsibility to its clients, T. Rowe Price analyzes the proxy statements of issuers whose stock is owned by the U.S.-registered investment companies which it sponsors and serves as investment adviser ("T. ROWE PRICE FUNDS") and by institutional and private counsel clients who have requested that T. Rowe Price be involved in the proxy process. T. Rowe Price has assumed the responsibility for voting proxies on behalf of the T. Rowe Price Funds and certain counsel clients who have delegated such responsibility to T. Rowe Price. In addition, T. Rowe Price makes recommendations regarding proxy voting to counsel clients who have not delegated the voting responsibility but who have requested voting advice.

   T. Rowe Price has adopted these Proxy Voting Policies and Procedures ("POLICIES AND PROCEDURES") for the purpose of establishing formal policies and procedures for performing and documenting its fiduciary duty with regard to the voting of client proxies.

   FIDUCIARY CONSIDERATIONS. It is the policy of T. Rowe Price that decisions with respect to proxy issues will be made in light of the anticipated impact of the issue on the desirability of investing in the portfolio company from the viewpoint of the particular client or Price Fund. Proxies are voted solely in the interests of the client, Price Fund shareholders or, where employee benefit plan assets are involved, in the interests of plan participants and beneficiaries. Our intent has always been to vote proxies, where possible to do so, in a manner consistent with our fiduciary obligations and responsibilities. Practicalities and costs involved with international investing may make it impossible at times, and at other times disadvantageous, to vote proxies in every instance.

   CONSIDERATION GIVEN MANAGEMENT RECOMMENDATIONS. One of the primary factors
T. Rowe Price considers when determining the desirability of investing in a particular company is the quality and depth of its management. The Policies and Procedures were developed with the recognition that a company's management is entrusted with the day-to-day operations of the company, as well as its long-term direction and strategic planning, subject to the oversight of the company's board of directors. Accordingly, T. Rowe Price believes that the recommendation of management on most issues should be given weight in determining how proxy issues should be voted. However, the position of the company's management will not be supported in any situation where it is found to be not in the best interests of the client, and the portfolio manager may always elect to vote contrary to management when he or she believes a particular proxy proposal may adversely affect the investment merits of owning stock in a portfolio company.

ADMINISTRATION OF POLICIES AND PROCEDURES

   PROXY COMMITTEE. T. Rowe Price's Proxy Committee ("PROXY COMMITTEE") is responsible for establishing positions with respect to corporate governance and other proxy issues, including those involving social responsibility issues. The Proxy Committee also reviews questions and responds to inquiries from clients and mutual fund shareholders pertaining to proxy issues of corporate responsibility. While the Proxy Committee sets voting guidelines and serves as a resource for T. Rowe Price portfolio management, it does not have proxy voting authority for any Price Fund or counsel client. Rather, this responsibility is held by the Chairperson of the Fund's Investment Advisory Committee or counsel client's portfolio manager.

   INVESTMENT SERVICES GROUP. The Investment Services Group ("INVESTMENT SERVICES GROUP") is responsible for administering the proxy voting process as set forth in the Policies and Procedures.

   PROXY ADMINISTRATOR. The Investment Services Group will assign a Proxy Administrator ("PROXY ADMINISTRATOR") who will be responsible for ensuring that all meeting notices are reviewed and important proxy matters are communicated to the portfolio managers and regional managers for consideration.

HOW PROXIES ARE REVIEWED, PROCESSED AND VOTED

   In order to facilitate the proxy voting process, T. Rowe Price has retained Institutional Shareholder Services ("ISS") as an expert in the proxy voting and corporate governance area. ISS specializes in providing a variety of fiduciary-level proxy advisory and voting services. These services include in-depth research, analysis, and voting recommendations as well as vote execution, reporting, auditing and consulting assistance for the handling of proxy voting responsibility and corporate governance-related efforts. While the Proxy Committee relies upon ISS research in establishing T. Rowe Price's proxy voting guidelines, and many of our guidelines are consistent with ISS positions, T. Rowe Price occasionally deviates from ISS recommendations on general policy issues or specific proxy proposals.

MEETING NOTIFICATION

   T. Rowe Price utilizes ISS' voting agent services to notify us of upcoming shareholder meetings for portfolio companies held in client accounts and to transmit votes to the various custodian banks of our clients. ISS tracks and reconciles T. Rowe Price holdings against incoming proxy ballots. If ballots do not arrive on time, ISS procures them from the appropriate custodian or proxy distribution agent. Meeting and record date information is updated daily, and transmitted to T. Rowe Price through Governance Analytics, an ISS web-based application. ISS is also responsible for maintaining copies of all proxy statements received by issuers and to promptly provide such materials to T. Rowe Price upon request.

VOTE DETERMINATION

   ISS provides comprehensive summaries of proxy proposals (including social responsibility issues), publications discussing key proxy voting issues, and specific vote recommendations regarding portfolio company proxies to assist in the proxy research process. The final authority and responsibility for proxy voting decisions remains with T. Rowe Price. Decisions with respect to proxy matters are made primarily in light of the anticipated impact of the issue on the desirability of investing in the company from the viewpoint of our clients.

   Portfolio managers may decide to vote their proxies consistent with T. Rowe Price's policies as set by the Proxy Committee and instruct our Proxy Administrator to vote all proxies accordingly. Alternatively, portfolio managers may request to review the vote recommendations and sign-off on all the proxies before the votes are cast, or may choose only to sign-off on those votes cast against management. The portfolio managers are also given the option of reviewing and determining the votes on all proxies without utilizing the vote guidelines of the Proxy Committee. In all cases, the portfolio managers may elect to receive current reports summarizing all proxy votes in his or her client accounts. Portfolio managers who vote their proxies inconsistent with T. Rowe Price guidelines are required to document the rationale for their vote. The Proxy Administrator is responsible for maintaining this documentation and assuring that it adequately reflects the basis for any vote which is cast in opposition to T. Rowe Price policy.

T. ROWE PRICE VOTING POLICIES

   Specific voting guidelines have been adopted by the Proxy Committee for routine anti-takeover, executive compensation and corporate governance proposals, as well as other common shareholder proposals, and are available to clients upon request. The following is a summary of the significant T. Rowe Price policies:

   ELECTION OF DIRECTORS--T. Rowe Price generally supports slates with a majority of independent directors. T. Rowe Price withholds votes for outside directors that do not meet certain criteria relating to their independence or their inability to dedicate sufficient time to their board duties due to their commitments to other boards. We also withhold votes for inside directors serving on compensation, nominating and audit committees and for directors who miss more than one-fourth of the scheduled board meetings. We may also withhold votes from inside directors for the failure to establish a formal nominating committee. We vote against management efforts to stagger board member terms by withholding votes from directors because a staggered board may act as a deterrent to takeover proposals. T. Rowe Price supports shareholder proposals calling for a majority vote threshold for the election of directors.

   ANTI-TAKEOVER AND CORPORATE GOVERNANCE ISSUES--T. Rowe Price generally opposes anti-takeover measures since they adversely impact shareholder rights and limit the ability of shareholders to act on possible transactions. Such anti-takeover mechanisms include classified boards, supermajority voting requirements, dual share classes, and poison pills. We also oppose proposals that give management a "blank check" to create new classes of stock with disparate rights and privileges. We generally support proposals to permit cumulative voting and those that seek to prevent potential acquirers from receiving a takeover premium for their shares. When voting on corporate governance proposals, T. Rowe Price will consider the dilutive impact to shareholders and the effect on shareholder rights. We generally support shareholder proposals that call for the separation of the Chairman and CEO positions unless there are sufficient governance safeguards already in place. With respect to proposals for the approval of a company's auditor, we typically oppose auditors who have a significant non-audit relationship with the company.

   EXECUTIVE COMPENSATION ISSUES--T. Rowe Price's goal is to assure that a company's equity-based compensation plan is aligned with shareholders' long-term interests. While we evaluate most plans on a case-by-case basis, T. Rowe Price generally opposes compensation packages that provide what we view as excessive awards to a few senior executives or that contain excessively dilutive stock option grants based on a number of criteria such as the costs associated with the plan, plan features, burn rates which are excessive in relation to the company's peers, dilution to shareholders and comparability to plans in the company's peer group. We generally oppose efforts to reprice options in the event of a decline in value of the underlying stock. For companies with particularly egregious pay practices such as excessive severance packages, perks, and bonuses (despite under- performance), or moving performance targets (to avoid poor payouts), we may withhold votes from compensation committee members as well the CEO or even the entire board.

   MERGERS AND ACQUISITIONS--T. Rowe Price considers takeover offers, mergers, and other extraordinary corporate transactions on a case-by-case basis to determine if they are beneficial to shareholders' current and future earnings stream and to ensure that our Price Funds and clients are receiving fair compensation in exchange for their investment.

   SOCIAL AND CORPORATE RESPONSIBILITY ISSUES--Vote determinations for corporate responsibility issues are made by the Proxy Committee using ISS voting recommendations. T. Rowe Price generally votes with a company's management on the following social, environmental and corporate responsibility issues unless the issue has substantial economic implications for the company's business and operations which have not been adequately addressed by management:

    .  Corporate environmental practices;

    .  Employment practices and employment opportunity;

    .  Military, nuclear power and related energy issues;

    .  Tobacco, alcohol, infant formula and safety in advertising practices;

    .  Economic conversion and diversification;

    .  International labor practices and operating policies;

    .  Genetically-modified foods; and

    .  Animal rights.

   T. Rowe Price may support the following well-targeted shareholder proposals that call for enhanced disclosure and/or policy changes by companies where relevant to their business:

    .  Political contributions/activities;

    .  Climate change and global warning; and

    .  Board diversity and sexual orientation employment policies.

   GLOBAL PORTFOLIO COMPANIES--ISS applies a two-tier approach to determining and applying global proxy voting policies. The first tier establishes baseline policy guidelines for the most fundamental issues, which span the corporate governance spectrum without regard to a company's domicile. The second tier takes into account various idiosyncrasies of different countries, making allowances for standard market practices, as long as they do not violate the fundamental goals of good corporate governance. The goal is to enhance shareholder value through effective use of shareholder franchise, recognizing that application of policies developed for U.S. corporate governance issues are not necessarily appropriate for foreign markets. The Proxy Committee has reviewed ISS' general global policies and has developed international proxy voting guidelines which in most instances are consistent with ISS recommendations.

   VOTES AGAINST COMPANY MANAGEMENT--Where ISS recommends a vote against management on any particular proxy issue, the Proxy Administrator ensures that the portfolio manager reviews such recommendations before a vote is cast. Consequently, if a portfolio manager believes that management's view on a particular proxy proposal may adversely affect the investment merits of owning stock in a particular company, he/she may elect to vote contrary to management. Also, our research analysts are asked to present their voting recommendations in such situations to our portfolio managers.

   INDEX AND PASSIVELY MANAGED ACCOUNTS--Proxy voting for index and other passively-managed portfolios is administered by the Investment Services Group using ISS voting recommendations when their recommendations are consistent with
T. Rowe Price's policies as set by the Proxy Committee. If a portfolio company is held in both an actively managed account and an index account, the index account will default to the vote as determined by the actively managed proxy voting process.

   DIVIDED VOTES--In the unusual situation where a decision is made which is contrary to the policies established by the Proxy Committee, or differs from the vote for any other client or T. Rowe Price Fund, the Investment Services Group advises the portfolio managers involved of the divided vote. The persons representing opposing views may wish to confer to discuss their positions. Opposing votes will be cast only if it is determined to be prudent to do so in light of each client's investment program and objectives. In such instances, it is the normal practice for the portfolio manager to document the reasons for the vote if it is against T. Rowe Price policy. The Proxy Administrator is responsible for assuring that adequate documentation is maintained to reflect the basis for any vote which is cast in opposition to T. Rowe Price policy.

   SHAREBLOCKING--Shareblocking is the practice in certain foreign countries of "freezing" shares for trading purposes in order to vote proxies relating to those shares. In markets where shareblocking applies, the custodian or sub-custodian automatically freezes shares prior to a shareholder meeting once a proxy has been voted. Shareblocking typically takes place between one and fifteen (15) days before the shareholder meeting, depending on the market. In markets where shareblocking applies, there is a potential for a pending trade to fail if trade settlement takes place during the blocking period. T. Rowe Price's policy is generally to abstain from voting shares in shareblocking countries unless the matter has compelling economic consequences that outweigh the potential loss of liquidity in the blocked shares.

   SECURITIES ON LOAN--The T. Rowe Price Funds and our institutional clients may participate in securities lending programs to generate income. Generally, the voting rights pass with the securities on loan; however, lending agreements give the lender the right to terminate the loan and pull back the loaned shares provided sufficient notice is given to the custodian bank in advance of the voting deadline. T. Rowe Price's policy is generally not to vote securities on loan unless the portfolio manager has knowledge of a material voting event that could affect the value of the loaned securities. In this event, the portfolio manager has the discretion to instruct the Proxy Administrator to pull back the loaned securities in order to cast a vote at an upcoming shareholder meeting.

VOTE EXECUTION AND MONITORING OF VOTING PROCESS

   Once the vote has been determined, the Proxy Administrator enters votes electronically into ISS's Governance Analytics system. ISS then transmits the votes to the proxy agents or custodian banks and sends electronic confirmation to T. Rowe Price indicating that the votes were successfully transmitted.

   On a daily basis, the Proxy Administrator queries the Governance Analytics system to determine newly announced meetings and meetings not yet voted. When the date of the stockholders' meeting is approaching, the Proxy Administrator contacts the applicable portfolio manager if the vote for a particular client or Price Fund has not yet been recorded in the computer system.

   Should a portfolio manager wish to change a vote already submitted, the portfolio manager may do so up until the deadline for vote submission, which varies depending on the company's domicile.

MONITORING AND RESOLVING CONFLICTS OF INTEREST

   The Proxy Committee is also responsible for monitoring and resolving possible material conflicts between the interests of T. Rowe Price and those of its clients with respect to proxy voting. We have adopted safeguards to ensure that our proxy voting is not influenced by interests other than those of our fund shareholders. While membership on the Proxy Committee is diverse, it does not include individuals whose primary duties relate to client relationship management, marketing, or sales. Since T. Rowe Price's voting guidelines are pre-determined by the Proxy Committee using recommendations from ISS, an independent third party, application of the T. Rowe Price guidelines by fund portfolio managers to vote fund proxies should in most instances adequately address any possible conflicts of interest. However, the Proxy Committee reviews all proxy votes that are inconsistent with T. Rowe Price guidelines to determine whether the portfolio manager's voting rationale appears reasonable. The Proxy Committee also assesses whether any business or other relationships between T. Rowe Price and a portfolio company could have influenced an inconsistent vote on that company's proxy. Issues raising possible conflicts of interest are referred to designated members of the Proxy Committee for immediate resolution prior to the time T. Rowe Price casts its vote. With respect to personal conflicts of interest, T. Rowe Price's Code of Ethics and Conduct requires all employees to avoid placing themselves in a "compromising position" in which their interests may conflict with those of our clients and restricts their ability to engage in certain outside business activities. Portfolio managers or Proxy Committee members with a personal conflict of interest regarding a particular proxy vote must recuse themselves and not participate in the voting decisions with respect to that proxy.

   SPECIFIC CONFLICT OF INTEREST SITUATIONS--Voting of T. Rowe Price Group, Inc. common stock (sym: TROW) by certain T. Rowe Price Index Funds will be done in all instances in accordance with T. Rowe Price policy and votes inconsistent with policy will not be permitted. In addition, T. Rowe Price has voting authority for proxies of the holdings of certain T. Rowe Price funds that invest in other T. Rowe Price funds. In cases where the underlying fund of a T. Rowe Price fund-of -funds holds a proxy vote, T. Rowe Price will mirror vote the fund shares held by the fund-of-funds in the same proportion as the votes cast by the shareholders of the underlying funds.

REPORTING AND RECORD RETENTION

   Vote Summary Reports will be generated for each client that requests T. Rowe Price to furnish proxy voting records. The report specifies the portfolio companies, meeting dates, proxy proposals, and votes which have been cast for the client during the period and the position taken with respect to each issue. Reports normally cover quarterly or annual periods. All client requests for proxy information will be recorded and fulfilled by the Proxy Administrator.

   T. Rowe Price retains proxy solicitation materials, memoranda regarding votes cast in opposition to the position of a company's management, and documentation on shares voted differently. In addition, any document which is material to a proxy voting decision such as the T. Rowe Price voting guidelines, Proxy Committee meeting materials, and other internal research relating to voting decisions will be kept. Proxy statements received from issuers (other than those which are available on the SEC's EDGAR database) are kept by ISS in its capacity as voting agent and are available upon request. All proxy voting materials and supporting documentation are retained for six years.

SUBSECTION G. PROXY VOTING

--------------------------------------------------------------------------------

INTRODUCTION

   As a buy and hold investor, one of TAM's primary considerations for any purchase candidate is a company's management. TAM's initial decision to buy securities of a company is generally based, at least in part on TAM's support for the company's management. It is therefore the policy of TAM to generally support the management of its investments and therefore a modicum of management entrenchment. While TAM generally supports a company's management, it is also mindful of its rights as a shareholder and is therefore always against poison pill proposals. The policy and procedures below describe how TAM votes proxies for its clients.

   TAM's policy is to exercise voting and consent rights solely in the interest of enhancing or preserving value for its clients. To that end, TAM has established the following guidelines on commonly presented proxy issues, which shall be subject to ongoing periodic review by TAM's senior management. The guidelines below are subject to exceptions on a case-by-case basis, as discussed below. It is impossible to anticipate all voting issues that may arise. On issues not specifically addressed by the guidelines, TAM will analyze how the proposal may affect the value of client holdings and vote in accordance with what it believes to be the best interests of clients.

1. CORPORATE GOVERNANCE MATTERS

A) SUPER-MAJORITY VOTING

   The requirement of a super-majority vote may limit the ability of shareholders to effect change. Accordingly, TAM will normally support proposals to eliminate super-majority voting requirements and oppose proposals to impose such requirements.

B) STATE OF INCORPORATION

   TAM normally opposes proposals seeking to reincorporate the corporation in a state TAM deems to be unfriendly to shareholder rights.

C) CONFIDENTIAL VOTING

   Confidential voting may increase the independence of shareholders by allowing voting free from exertion of management influence. This is particularly significant with respect to employee shareholders. Accordingly, TAM will normally support such proposals.

D) BARRIERS TO SHAREHOLDER ACTION


   TAM will normally support proposals to lower barriers to shareholder action and oppose proposals to raise such barriers. Proposals to lower these barriers may call for shareholder rights to call special meetings or to act by written consent. TAM will normally support proposals that create or expand rights of shareholders to act by written consent or to call special meetings.


E) SEPARATE CLASSES OF COMMON STOCK

   Classes of common stock with different voting rights limit the rights of certain shareholders. Accordingly, TAM will normally oppose adoption of one or more separate classes of stock with disparate voting rights.

F) BLANK CHECK PREFERRED STOCK

   TAM normally will oppose proposals giving the Board of Directors rights to issue preferred stocks whose terms may be determined without shareholder consent.

G) DIRECTOR NOMINEES

   TAM reviews the qualifications of director nominees on a case-by-case basis. Absent specific concerns about qualifications, independence or past performance as a director, TAM normally approves management's recommendations.

H) SHAREHOLDER NOMINATION OF DIRECTORS

   TAM normally supports proposals to expand the ability of shareholders to nominate directors.

I) APPROVAL OF AUDITOR

   TAM normally supports proposals to ratify independent auditors, absent reason to believe that:

    .  Fees for non-audit services are excessive; or

    . The independent auditor has rendered an opinion that is inaccurate and not representative of the issuer's financial position.

J) CUMULATIVE VOTING

   TAM normally opposes proposals to eliminate cumulative voting. TAM considers proposals to institute cumulative voting based on the issuer's other corporate governance provisions.

2. EQUITY-BASED COMPENSATION PLANS

A) APPROVAL OF PLANS OR PLAN AMENDMENTS

   TAM believes that equity-based compensation plans, when properly designed and approved by shareholders, may be an effective incentive to officers and employees to add to shareholder value. TAM evaluates proposals on a case-by-case basis. However, TAM will normally oppose plans (or plan amendments) that substantially dilute its clients' ownership, provide excessive awards to participants, or have other inherently objectionable features.

   TAM normally opposes plans where total potential dilution (including all equity-based plans) exceeds 15% of outstanding shares.

   Note: This standard is a guideline and TAM will consider other factors such as the size of the company and the nature of the industry in evaluating a plan's impact on shareholdings.

   TAM will normally oppose plans that have any of the following structural features:

    .  Ability to re-price underwater options without shareholder approval.

    . Ability to issue options with an exercise price below the stock's current market price without shareholder approval.

    .  Ability to issue reload options.

    .  Automatic share replenishment feature.

   TAM normally opposes plans not meeting the following conditions:

    . Shareholder approval should be required in order to make any material change to the plan.

    . Awards to non-employee directors should be subject to the terms of the plan and not subject to management or board discretion.

3. MEASURES RELATING TO TAKEOVERS

A) POISON PILLS

   TAM will normally support proposals to eliminate poison pills and TAM will normally support proposals to subject poison pills to a shareholder vote.

B) GOLDEN PARACHUTES

   TAM normally opposes the use of accelerated employment contracts that may result in cash grants of greater than one times annual compensation (salary and bonus) in the event of termination of employment following a change in control.

C) CLASSIFIED BOARD

   Staggered terms for directors may make it more difficult to change directors and/or control of a board, and thus to change management. Accordingly, TAM will normally support proposals to declassify the Board of Directors and oppose proposals to adopt classified board structures unless a company's charter or governing corporate law permits shareholders to remove a majority of directors any time with or without cause by a simple majority of votes cast.

D) INCREASES IN AUTHORIZED COMMON STOCK

   TAM will normally support proposals that would require a shareholder vote in order to increase authorized shares of any class by 20% or more. Under normal circumstances, TAM will oppose proposals that would grant directors the authority to issue additional shares without providing pre-emptive rights to existing shareholders to the extent such an increase of shares exceeds 5% of the issuer's outstanding capital.

E) GREENMAIL

   TAM will normally support proposals to restrict a company's ability to make greenmail payments.

F) STATE ANTI-TAKEOVER STATUTES

   TAM believes that state anti-takeover statutes generally harm shareholders by discouraging takeover activity. Accordingly, TAM will normally vote for opting out of state anti-takeover statutes.

4. SOCIAL POLICY ISSUES

   TAM believes that "ordinary business matters" are the responsibility of management and should be subject only to oversight by the Board of Directors. Typically, shareholders initiate such proposals to require the company to disclose or amend certain business practices. Although TAM normally does not support these types of proposals, it may make exceptions where it believes that a proposal may have substantial economic impact.

5. ABSTENTION FROM VOTING

   TAM will normally abstain from voting when it believes the cost of voting will exceed the expected benefit to clients. The most common circumstances where that may be the case involve foreign proxies and securities out on loan. In addition, TAM may be restricted from voting proxies during certain periods if it has made certain regulatory filings with respect to an issuer. These situations are discussed in more detail below.

6. FOREIGN SECURITIES

   Depending on the country, numerous disadvantages may apply to voting foreign proxies. In many non-U.S. markets, shareholders who vote proxies may not be permitted to trade in the issuer's stock within a given period of time on or around the shareholder meeting date. This practice is called "share-blocking." If TAM believes it may wish to buy or sell the security during the relevant period, it will abstain from voting. In other non-U.S. markets, travel to the foreign country to vote in person, translation expense or other cost-prohibitive procedures may lead TAM to abstain from voting. TAM may be unable to vote in other certain non-U.S. markets that do not permit foreign holders to vote securities. It is also possible that TAM may not receive proxy material in time to vote due to operational difficulties in certain non-U.S. markets, or that TAM may not otherwise receive sufficient timely information to make a voting determination.

7. SECURITIES LENDING

   In order to vote securities out on loan, the securities must be recalled. This may cause loss of revenue to advisory clients. Accordingly, TAM normally will not vote loaned securities on routine matters that would not, in its view, be important to the value of the investment.

8. RESTRICTIONS AFTER FILING FORM 13D

   If TAM has switched its beneficial ownership reporting with respect to any security from Form 13G to Form 13D, TAM may not vote or direct the voting of the securities covered by the filing until the expiration of the 10th day after the Form 13D was filed.

9. PROCEDURES

   TAM's Legal Department oversees the administration of proxy voting. Under its supervision, the Accounting Department is responsible for processing proxies on securities held in client accounts, where voting power has been granted to TAM.

10. MONITORING FOR UPCOMING VOTES

   TAM's Accounting Department relies on each client's custodian to monitor and advise of upcoming votes. Upon receiving information of an upcoming vote, the Accounting department takes all necessary steps to ensure that the appropriate paperwork and control numbers are obtained to vote shares held for clients. In addition, the Accounting Department informs the General Counsel or his designee who shall present proxies received to the Proxy Voting Committee.

11. PROXY VOTING COMMITTEE

   The Proxy Voting Committee, consisting of senior portfolio managers and research analysts designated by TAM's President, determines how proxies shall be voted applying TAM's policy guidelines. In most instances, the Committee shall delegate the responsibility for making each voting determination to an appropriate member of the Committee who has primary responsibility for the security in question. TAM's General Counsel or his designee shall participate in all decisions to present issues for a vote, field any conflict issues, document deviations from policy guidelines and document all routine voting decisions. The Proxy Voting Committee may seek the input of TAM's Co-Chief Investment Officers, other portfolio managers or research analysts who may have particular familiarity with the matter to be voted. Any exception to policy guidelines shall be fully documented in writing.

12. SUBMITTING THE VOTE

   TAM's Legal Department instructs the Accounting Department in writing how to vote the shares held for clients in accordance with the decisions reached under the process described above. The Accounting Department shall then electronically, by telephone or via the mail (as appropriate under the circumstances) submit the vote on shares held for clients and provide the Legal Department with documentation that (and how) the shares have been voted.

13. CONFLICTS OF INTEREST

   Should any portfolio manager, research analyst, member of senior management, or other person at TAM who may have direct or indirect influence on proxy voting decisions become aware of a potential conflict of interest in voting a proxy or the appearance of a conflict of interest, that person shall bring the issue to TAM's General Counsel. Examples of potential conflicts include:

   A) A material client or vendor relationship between TAM (or an affiliate of TAM, including but not limited to any "access person" of TAM as defined under TAM's Code of Ethics) and the issuer of the security being voted (or an affiliate of the issuer, including for this purpose any director, executive officer or 10% shareholder of the issuer).

   B) TAM (or an affiliate of TAM, including but not limited to any "access person" of TAM as defined under TAM's Code of Ethics) has representation on the Board of Directors of the issuer (or an affiliate of the issuer, including for this purpose any director, executive officer or 10% shareholder of the issuer) of the security being voted other than in TAM's investment advisory capacity.

   C) TAM (or any "access person" of TAM as defined under the Code of Ethics) has a personal, family or business relationship with any person in a significant relationship to the issuer of the security being voted. Persons in a significant relationship would include executive officers or directors or 10% shareholders of the issuer.

   D) TAM's clients own different classes of securities of the same issuer that may have different interests in the matter to be voted on.

   When presented with an actual, potential or appearance of conflict in voting a proxy, TAM's General Counsel shall address the matter using one of the following methods, as deemed appropriate, or other similar method designed to assure that the proxy vote is free from any improper influence:

    .  Determine that there is no conflict or that it is immaterial.

    . Ensure that the proxy is voted in accordance with the policy guidelines stated above.

    . Engage an independent third party to recommend how the proxy should be voted or have the third party vote such proxy.

    .  Discuss the matter with TAM's CCO

    . Discuss the matter with the client and obtain direction on how to vote the client's securities.

   TAM's General Counsel shall document each potential or actual conflict situation presented and the manner in which it was addressed. In analyzing whether conflicts are material, TAM's General Counsel shall apply the following guidelines:

    . Client or vendor relationships accounting for 2.0% or less of TAHD annual revenue will not be deemed material.

    . In analyzing conflicts relating to representation on an issuer's Board of Directors or a personal or family relationship to the issuer, the General Counsel will consider the degree of direct or indirect influence that the person having the relationship may have on TAM's voting process. Such situations involving TAM's senior management, portfolio managers or research analysts in the affected issuer will normally be deemed material.

14. RECORDKEEPING

   TAM shall maintain all required records relating to its voting determinations.

   A) TAM shall maintain for five years (the first two in an easily accessible place) the following records relating to voting for client accounts:

    . Proxy statements and other solicitation material received regarding securities held in client accounts (NOTE: Proxy statements and other materials available on EDGAR need not be maintained separately by TAM);

    .  Records of votes cast on behalf of the clients

   B) TAM's General Counsel shall maintain for six years (two in an easily accessible place):

    .  Proxy voting policies and procedures;

    . Written documentation supporting all exceptions to the policy guidelines; and

    . Written documentation relating to any identified actual or potential conflicts of interest and the resolution of such situations.

                       TURNER INVESTMENT PARTNERS, INC.
                       TURNER INVESTMENT MANAGEMENT LLC

                      PROXY VOTING POLICY AND PROCEDURES

   Turner Investment Partners, Inc., as well as its investment advisory affiliate, Turner Investment Management LLC (collectively, Turner), act as fiduciaries in relation to their clients and the assets entrusted by them to their management. Where the assets placed in Turner's care include shares of corporate stock, and except where the client has expressly reserved to itself or another party the duty to vote proxies, it is Turner's duty as a fiduciary to vote all proxies relating to such shares.

   Duties with Respect to Proxies:

   Turner has an obligation to vote all proxies appurtenant to shares of corporate stock owned by its client accounts in the best interests of those clients. In voting these proxies, Turner may not be motivated by, or subordinate the client's interests to, its own objectives or those of persons or parties unrelated to the client. Turner will exercise all appropriate and lawful care, skill, prudence and diligence in voting proxies, and shall vote all proxies relating to shares owned by its client accounts and received by Turner. Turner shall not be responsible, however, for voting proxies that it does not receive in sufficient time to respond.

   Delegation:

   In order to carry out its responsibilities in regard to voting proxies, Turner must track all shareholder meetings convened by companies whose shares are held in Turner client accounts, identify all issues presented to shareholders at such meetings, formulate a principled position on each such issue and ensure that proxies pertaining to all shares owned in client accounts are voted in accordance with such determinations.

   Consistent with these duties, Turner has delegated certain aspects of the proxy voting process to Institutional Shareholder Services, and its Proxy Voter Services (PVS) subsidiary. PVS is a separate investment adviser registered under the Investment Advisers Act of 1940, as amended. Under an agreement entered into with Turner, PVS has agreed to vote proxies in accordance with recommendations developed by PVS and overseen by Turner, except in those instances where Turner has provided it with different direction.

   Review and Oversight:

   Turner has reviewed the methods used by PVS to identify and track shareholder meetings called by publicly traded issuers throughout the United States and around the globe. Turner has satisfied itself that PVS operates a system reasonably designed to identify all such meetings and to provide Turner with timely notice of the date, time and place of such meetings. Turner has further reviewed the principles and procedures employed by PVS in making recommendations on voting proxies on each issue presented, and has satisfied itself that PVS's recommendations are: (i) based upon an appropriate level of diligence and research, and (ii) designed to further the interests of shareholders and not serve other unrelated or improper interests. Turner, either directly or through its duly-constituted Proxy Committee, shall review its determinations as to PVS at least annually.

   Notwithstanding its belief that PVS's recommendations are consistent with the best interests of shareholders and appropriate to be implemented for Turner's client accounts, Turner has the right and the ability to depart from a recommendation made by PVS as to a particular vote, slate of candidates or otherwise, and can direct PVS to vote all or a portion of the shares owned for client accounts in accordance with Turner's preferences. PVS is bound to vote any such shares subject to that direction in strict accordance with all such instructions. Turner, through its Proxy Committee, reviews on a regular basis the overall shareholder meeting agenda, and seeks to identify shareholder votes that warrant further review based upon either (i) the total number of shares of a particular company stock that Turner holds for its clients accounts, or
(ii) the particular subject matter of a shareholder vote, such as board independence or shareholders' rights issues. In determining whether to depart from a PVS recommendation, the Turner Proxy Committee looks to its view of the best interests of shareholders, and provides direction to PVS only where in Turner's view departing from the PVS recommendation appears to be in the best interests of Turner's clients as shareholders. The Proxy Committee keeps minutes of its determinations in this regard.

   Conflicts of Interest:

   Turner stock is not publicly traded, and Turner is not otherwise affiliated with any issuer whose shares are available for purchase by client accounts. Further, no Turner affiliate currently provides brokerage, underwriting, insurance, banking or other financial services to issuers whose shares are available for purchase by client accounts.

   Where a client of Turner is a publicly traded company in its own right, Turner may be restricted from acquiring that company's securities for the client's benefit. Further, while Turner believes that any particular proxy issues involving companies that engage Turner, either directly or through their pension committee or otherwise, to manage assets on their behalf, generally will not present conflict of interest dangers for the firm or its clients, in order to avoid even the appearance of a conflict of interest, the Proxy Committee will determine, by surveying the Firm's employees or otherwise, whether Turner, an affiliate or any of their officers has a business, familial or personal relationship with a participant in a proxy contest, the issuer itself or the issuer's pension plan, corporate directors or candidates for directorships. In the event that any such relationship is found to exist, the Proxy Committee will take appropriate steps to ensure that any such relationship (or other potential conflict of interest), does not influence Turner's or the Committee's decision to provide direction to PVS on a given vote or issue. Further to that end, Turner will adhere to all recommendations made by PVS in connection with all shares issued by such companies and held in Turner client accounts, and, absent extraordinary circumstances that will be documented in writing, will not subject any such proxy to special review by the Proxy Committee. Turner will seek to resolve any conflicts of interests that may arise prior to voting proxies in a manner that reflects the best interests of its clients.

   Securities Lending:

   Turner will generally not vote nor seek to recall in order to vote shares on loan in connection with client administered securities lending programs, unless it determines that a vote is particularly significant. Seeking to recall securities in order to vote them even in these limited circumstances may nevertheless not result in Turner voting the shares because the securities are unable to be recalled in time from the party with custody of the securities, or for other reasons beyond Turner's control.

   Obtaining Proxy Voting Information:

   To obtain information on how Turner voted proxies, please contact:

      Andrew Mark, Director of Operations and Technology Administration c/o Turner Investment Partners, Inc.
      1205 Westlakes Drive, Suite 100
      Berwyn, PA 19312

   Recordkeeping:

   Turner shall retain its (i) proxy voting policies and procedures; (ii) proxy statements received regarding client statements; (iii) records or votes it casts on behalf of clients; (iv) records of client requests for proxy voting information, and (v) any documents prepared by Turner that are material in making a proxy voting decision. Such records may be maintained with a third party, such as PVS, that will provide a copy of the documents promptly upon request.

Adopted: July 1, 2003
Last revised: April 1, 2007

                                  APPENDIX C

                              PORTFOLIO MANAGERS

   The Advisers have provided the Trust with the following information regarding each Portfolio's portfolio managers identified in the Trust's Prospectus. The tables below list the number of other accounts managed by each such portfolio manager as of December 31, 2007 within each of three categories:
(A) registered investment companies, (B) other pooled investment vehicles, and
(C) other accounts; as well as the total assets in the accounts managed within each category. For each category, the tables also list the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account. Below each table, the Advisers have provided a description of any material conflicts of interest that may arise in connection with each portfolio manager's management of the Portfolio's investments, on the one hand, and the investments of the other accounts, on the other. The Advisers have also provided a description of the structure of, and the method used to determine, the portfolio managers' compensation as of December 31, 2007. Other than as set forth below, as of December 31, 2007, no portfolio manager identified in the Prospectus beneficially owned equity securities of any Portfolio for which he or she serves as portfolio manager.

MET/AIM CAPITAL APPRECIATION PORTFOLIO

OTHER ACCOUNTS MANAGED

                                                                            ACCOUNTS WITH RESPECT TO WHICH
                                                                            THE ADVISORY FEE IS BASED ON THE
                                       OTHER ACCOUNTS MANAGED               PERFORMANCE OF THE ACCOUNT
                          ------------------------------------------------- --------------------------------
                                                 NUMBER OF  TOTAL ASSETS IN  NUMBER OF     TOTAL ASSETS IN
                                                ACCOUNTS IN   ACCOUNTS IN   ACCOUNTS IN      ACCOUNTS IN
NAME OF PORTFOLIO MANAGER  CATEGORY OF ACCOUNT   CATEGORY      CATEGORY      CATEGORY         CATEGORY
------------------------- --------------------- ----------- --------------- -----------    ---------------
   Ryan A. Amermann(1)... Registered Investment      0            N/A            0               N/A
                          Companies
                          Other Pooled               0            N/A            0               N/A
                          Investment Vehicles
                          Other Accounts             0            N/A            0               N/A

   Robert J. Lloyd....... Registered Investment      6      $11,297,182,661      0               N/A
                          Companies
                          Other Pooled               1        $45,583,320        0               N/A
                          Investment Vehicles
                          Other Accounts             0            N/A            0               N/A

--------
(1)Mr. Amermann began serving as portfolio manager on Met/AIM Capital Appreciation Portfolio on February 4, 2008. Information for Mr. Amermann has been provided as of December 31, 2007.

MATERIAL CONFLICTS OF INTEREST

   Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one fund or other account. More specifically, portfolio managers who manage multiple funds and /or other accounts may be presented with one or more of the following potential conflicts:

    . The management of multiple funds and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each fund and/or other account. Invesco AIM seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment models that are used in connection with the management of the funds.

    . If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one fund or other account, a fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible funds and other accounts. To deal with these situations, Invesco Aim and the funds have adopted procedures for allocating portfolio transactions across multiple accounts.

    . With respect to securities transactions for the funds, Invesco Aim determines which broker to use to execute each order, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts (such as mutual funds for which Invesco AIM or an affiliate acts as sub-advisor, other pooled investment vehicles that are not registered mutual funds, and other accounts managed for organizations and individuals), Invesco Aim may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, trades for a fund in a particular security may be placed separately from, rather than aggregated with, such other accounts. Having separate transactions with respect to a security may temporarily affect the market price of the security or the execution of the transaction, or both, to the possible detriment of the fund or other account(s) involved.

    . Finally, the appearance of a conflict of interest may arise where Invesco Aim has an incentive, such as a performance-based management fee, which relates to the management of one fund or account but not all funds and accounts with respect to which a portfolio manager has day-to-day management responsibilities.

   Invesco Aim and the funds have adopted certain compliance procedures which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

COMPENSATION

   Invesco Aim seeks to maintain a compensation program that is competitively positioned to attract and retain high-caliber investment professionals. Portfolio managers receive a base salary, an incentive bonus opportunity, an equity compensation opportunity, a benefits package, and a relocation package if such benefit is applicable. Portfolio manager compensation is reviewed and may be modified each year as appropriate to reflect changes in the market, as well as to adjust the factors used to determine bonuses to promote good sustained fund performance. Invesco Aim evaluates competitive market compensation by reviewing compensation survey results conducted by an independent third party of investment industry compensation. Each portfolio manager's compensation consists of the following five elements:

    . BASE SALARY. Each portfolio manager is paid a base salary. In setting the base salary, Invesco Aim's intention is to be competitive in light of the particular portfolio manager's experience and responsibilities.

    . ANNUAL BONUS. Each portfolio manager is eligible to receive an annual cash bonus which has quantitative and non-quantitative components. Generally, 70% of the bonus is quantitatively determined, based typically on a four-year rolling average of pre-tax performance of all registered investment company accounts for which a portfolio manager has day-to-day management responsibilities versus the performance of a pre-determined peer group. In instances where a portfolio manager has responsibility for management of more than one fund, an asset weighted four-year rolling average is used.

       High fund performance (against applicable peer group) would deliver compensation generally associated with top pay in the industry (determined by reference to the third-party provided compensation survey information) and poor fund performance (versus applicable peer group) could result in no bonus. The amount of fund assets under management typically have an impact on the bonus potential (for example, managing more assets increases the bonus potential); however, this factor typically carries less weight than relative performance. The remaining 30% portion of the bonus is discretionary as determined by Invesco Aim and takes into account other subjective factors.

    . EQUITY-BASED COMPENSATION. Portfolio managers may be awarded options to purchase common shares and/or granted restricted shares of Invesco stock from pools determined from time to time by the Remuneration Committee of the Invesco Board of Directors. Awards of equity-based compensation typically vest over time, so as to create incentives to retain key talent.

    . PARTICIPATION IN GROUP INSURANCE PROGRAMS. Portfolio managers are provided life insurance coverage in the form of a group variable universal life insurance policy, under which they may make additional contributions to purchase additional insurance coverage or for investment purposes.

    . PARTICIPATION IN DEFERRED COMPENSATION PLAN. Portfolio managers are eligible to participate in a non-qualified deferred compensation plan, which affords participating employees the tax benefits of deferring the receipt of a portion of their cash compensation.

   Portfolio managers also participate in benefit plans and programs available generally to all employees.

OWNERSHIP OF SECURITIES

                                  $10,001- $50,001- $100,001- $500,001-     OVER
PORTFOLIO MANAGER NONE $1-$10,000 $50,000  $100,000 $500,000  $1,000,000 $1,000,000
----------------- ---- ---------- -------- -------- --------- ---------- ----------
Ryan A. Amermann.  X

Robert J. Lloyd..
                   X

MET/AIM SMALL CAP GROWTH PORTFOLIO

OTHER ACCOUNTS MANAGED

                                                                              ACCOUNTS WITH RESPECT TO WHICH
                                                                              THE ADVISORY FEE IS BASED ON THE
                                        OTHER ACCOUNTS MANAGED                PERFORMANCE OF THE ACCOUNT
                          --------------------------------------------------- --------------------------------
                                                   NUMBER OF  TOTAL ASSETS IN  NUMBER OF     TOTAL ASSETS IN
                                                  ACCOUNTS IN   ACCOUNTS IN   ACCOUNTS IN      ACCOUNTS IN
NAME OF PORTFOLIO MANAGER   CATEGORY OF ACCOUNT    CATEGORY      CATEGORY      CATEGORY         CATEGORY
------------------------- ----------------------- ----------- --------------- -----------    ---------------
   Juliet S. Ellis....... Registered Investment        6      $3,019,298,461       0               N/A
                          Companies
                          Other Pooled Investment      0           N/A             0               N/A
                          Vehicles
                          Other Accounts               0           N/A             0               N/A

   Juan R. Hartsfield.... Registered Investment        6      $3,019,298,461       0               N/A
                          Companies
                          Other Pooled Investment      0           N/A             0               N/A
                          Vehicles
                          Other Accounts               0           N/A             0               N/A

   Clay Manley(1)........ Registered Investment        0           N/A            N/A              N/A
                          Companies
                          Other Pooled Investment      0           N/A            N/A              N/A
                          Vehicles
                          Other Accounts               0           N/A            N/A              N/A

--------
(1)Mr. Manley began serving as portfolio manager on Met/AIM Small Cap Growth Portfolio on February 4, 2008. Information for Mr. Manley has been provided as of December 31, 2007.

MATERIAL CONFLICTS OF INTEREST

   Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one fund or other account. More specifically, portfolio managers who manage multiple funds and /or other accounts may be presented with one or more of the following potential conflicts:

    . The management of multiple funds and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each fund and/or other account. Invesco Aim seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment models that are used in connection with the management of the funds.

    . If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one fund or other account, a fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible funds and other accounts. To deal with these situations, Invesco Aim and the funds have adopted procedures for allocating portfolio transactions across multiple accounts.

    . With respect to securities transactions for the funds, Invesco Aim determines which broker to use to execute each order, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts (such as mutual funds for which Invesco Aim or an affiliate acts as sub-advisor, other pooled investment vehicles that are not registered mutual funds, and other accounts managed for organizations and individuals), Invesco Aim may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, trades for a fund in a particular security may be placed separately from, rather than aggregated with, such other accounts. Having separate transactions with respect to a security may temporarily affect the market price of the security or the execution of the transaction, or both, to the possible detriment of the fund or other account(s) involved.

    . Finally, the appearance of a conflict of interest may arise where Invesco Aim has an incentive, such as a performance-based management fee, which relates to the management of one fund or account but not all funds and accounts with respect to which a portfolio manager has day-to-day management responsibilities.

   Invesco Aim and the funds have adopted certain compliance procedures which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

COMPENSATION

   Invesco Aim seeks to maintain a compensation program that is competitively positioned to attract and retain high-caliber investment professionals. Portfolio managers receive a base salary, an incentive bonus opportunity, an equity compensation opportunity, a benefits package, and a relocation package if such benefit is applicable. Portfolio manager compensation is reviewed and may be modified each year as appropriate to reflect changes in the market, as well as to adjust the factors used to determine bonuses to promote good sustained fund performance. Invesco Aim evaluates competitive market compensation by reviewing compensation survey results conducted by an independent third party of investment industry compensation. Each portfolio manager's compensation consists of the following five elements:

    . BASE SALARY. Each portfolio manager is paid a base salary. In setting the base salary, Invesco Aim's intention is to be competitive in light of the particular portfolio manager's experience and responsibilities.

    . ANNUAL BONUS. Each portfolio manager is eligible to receive an annual cash bonus which has quantitative and non-quantitative components. Generally, 70% of the bonus is quantitatively determined, based typically on a four-year rolling average of pre-tax performance of all registered investment company accounts for which a portfolio manager has day-to-day management responsibilities versus the performance of a pre-determined peer group. In instances where a portfolio manager has responsibility for management of more than one fund, an asset weighted four-year rolling average is used.

       High fund performance (against applicable peer group) would deliver compensation generally associated with top pay in the industry (determined by reference to the third-party provided compensation survey information) and poor fund performance (versus applicable peer group) could result in no bonus. The amount of fund assets under management typically have an impact on the bonus potential (for example, managing more assets increases the bonus potential); however, this factor typically carries less weight than relative performance. The remaining 30% portion of the bonus is discretionary as determined by Invesco Aim and takes into account other subjective factors.

    . EQUITY-BASED COMPENSATION. Portfolio managers may be awarded options to purchase common shares and/or granted restricted shares of Invesco stock from pools determined from time to time by the Remuneration Committee of the Invesco Board of Directors. Awards of equity-based compensation typically vest over time, so as to create incentives to retain key talent.

    . PARTICIPATION IN GROUP INSURANCE PROGRAMS. Portfolio managers are provided life insurance coverage in the form of a group variable universal life insurance policy, under which they may make additional contributions to purchase additional insurance coverage or for investment purposes.

    . PARTICIPATION IN DEFERRED COMPENSATION PLAN. Portfolio managers are eligible to participate in a non-qualified deferred compensation plan, which affords participating employees the tax benefits of deferring the receipt of a portion of their cash compensation.

   Portfolio managers also participate in benefit plans and programs available generally to all employees.

OWNERSHIP OF SECURITIES

                                     $10,001- $50,001- $100,001- $500,001-     OVER
PORTFOLIO MANAGER    NONE $1-$10,000 $50,000  $100,000 $500,000  $1,000,000 $1,000,000
-----------------    ---- ---------- -------- -------- --------- ---------- ----------
Juliet S. Ellis.....  X

Juan R. Hartsfield..
                      X

Clay Manley.........
                      X

BATTERYMARCH GROWTH AND INCOME PORTFOLIO

OTHER ACCOUNTS MANAGED

                                                                            ACCOUNTS WITH RESPECT TO WHICH
                                                                            THE ADVISORY FEE IS BASED ON THE
                                       OTHER ACCOUNTS MANAGED               PERFORMANCE OF THE ACCOUNT
                          ------------------------------------------------- --------------------------------
                                                 NUMBER OF  TOTAL ASSETS IN  NUMBER OF     TOTAL ASSETS IN
                                                ACCOUNTS IN   ACCOUNTS IN   ACCOUNTS IN      ACCOUNTS IN
NAME OF PORTFOLIO MANAGER  CATEGORY OF ACCOUNT   CATEGORY      CATEGORY      CATEGORY         CATEGORY
------------------------- --------------------- ----------- --------------- -----------    ---------------
  Yu-Nien (Charles) Ko,   Registered Investment     16      $4,931,248,213       0              N/A
    CFA.................. Companies
                          Other Pooled              13      $1,006,333,474       2          $169,822,487
                          Investment Vehicles
                          Other Accounts            157     $9,146,891.171       9          $876,256,476

                                                                            ACCOUNTS WITH RESPECT TO WHICH
                                                                            THE ADVISORY FEE IS BASED ON THE
                                       OTHER ACCOUNTS MANAGED               PERFORMANCE OF THE ACCOUNT
                          ------------------------------------------------- --------------------------------
                                                 NUMBER OF  TOTAL ASSETS IN  NUMBER OF     TOTAL ASSETS IN
                                                ACCOUNTS IN   ACCOUNTS IN   ACCOUNTS IN      ACCOUNTS IN
NAME OF PORTFOLIO MANAGER  CATEGORY OF ACCOUNT   CATEGORY      CATEGORY      CATEGORY         CATEGORY
------------------------- --------------------- ----------- --------------- -----------    ---------------
 Stephen A. Lanzendorf,   Registered Investment     16      $4,931,248,213       0              N/A
   CFA................... Companies
                          Other Pooled              13      $1,006,333,474       2          $169,822,487
                          Investment Vehicles
                          Other Accounts            157     $9,146,891.171       9          $876,256,476

MATERIAL CONFLICTS OF INTEREST

   Actual or potential conflicts may arise in managing the Funds in conjunction with the portfolios of Batterymarch's other clients. A brief description of some of the potential conflicts of interest and compliance factors that may arise as a result is included below. We do not believe any of these potential conflicts of interest and compliance factors pose significant risk to the Funds.

   Although Batterymarch believes that its compliance policies and procedures are appropriate to prevent or eliminate many potential conflicts of interest between Batterymarch, its related persons and clients, clients should be aware that no set of policies and procedures can possibly anticipate or relieve all potential conflicts of interest. Moreover, it is possible that additional potential conflicts of interest may exist that Batterymarch has not identified in the summary below.

ALLOCATION OF LIMITED INVESTMENT OPPORTUNITIES

   If an investment team identifies a limited investment opportunity (including initial public offerings) that may be suitable for multiple client accounts, the Funds may not be able to take full advantage of that opportunity due to liquidity constraints or other factors. Batterymarch has adopted policies and procedures designed to ensure that allocations of limited investment opportunities are conducted in a fair and equitable manner between client accounts.

   Although Batterymarch strives to ensure that client accounts managed under similar investment mandates have similar portfolio characteristics, Batterymarch does not "clone" client accounts (i.e., assemble multiple client accounts with identical portfolios of securities). As a result, the portfolio of securities held in any single client account may perform better or worse than the portfolio of securities held in another similarly managed client account.

ALLOCATION OF PARTIALLY-FILLED TRANSACTIONS IN SECURITIES

   Batterymarch often aggregates for execution as a single transaction orders for the purchase or sale of a particular security for multiple client accounts. If Batterymarch is unable to fill an aggregated order completely, but receives a partial fill, Batterymarch will typically allocate the transactions relating to the partially filled order to clients on a pro-rata basis with a minimum fill size. Batterymarch may make exceptions from this general policy from time to time based on factors such as the availability of cash, country/regional/sector allocation decisions, investment guidelines and restrictions, and the costs for minimal allocation actions.

OPPOSITE (I.E., CONTRADICTORY) TRANSACTIONS IN SECURITIES

   Batterymarch provides investment advisory services for various clients and under various investment mandates and may give advice, and take action, with respect to any of those clients that may differ from the advice given, or the timing or nature of action taken, with respect to any other individual client account.

   In the course of providing advisory services, Batterymarch may simultaneously recommend the sale of a particular security for one client account while recommending the purchase of the same or a similar security for another account. This may occur for a variety of reasons. For example, in order to raise cash to handle a redemption/withdrawal from a client account, Batterymarch may be forced to sell a security that is ranked a "buy" by its stock selection model.

   Certain Batterymarch portfolio managers that manage long-only portfolios also manage portfolios that sell securities short. As such, Batterymarch may purchase or sell a security in one or more of its long-only portfolios under management during the same day it executes an opposite transaction in the same or a similar security for one or more of its portfolios under management that hold securities short, and certain Batterymarch client account portfolios may contain securities sold short that are simultaneously held as long positions in certain of the long-only portfolios managed by Batterymarch. The stock selection model(s), risk controls and portfolio construction rules used by Batterymarch to manage its clients' long-only portfolios may differ from the model and rules that are used to manage client account portfolios that hold securities short. Because different stock selection models, risk controls and portfolio construction rules are used, it is possible that the same or similar securities may be ranked differently for different mandates and that the timing of trading in such securities may differ.

   Batterymarch has created certain compliance policies and procedures designed to minimize harm from such contradictory activities/events. Selection of Brokers/Dealers

   In selecting a broker or dealer, Batterymarch may choose a broker whose commission rate is in excess of that which another broker might have charged for the same transaction, based upon Batterymarch's judgment of that broker's superior execution capabilities and/or as a result of Batterymarch's perceived value of the broker's research services. Although Batterymarch does not participate in any traditional soft dollar arrangements whereby a broker purchases research from a third party on Batterymarch's behalf, Batterymarch does receive proprietary research services from brokers. Batterymarch generally seeks to achieve trade executions with brokers of the highest quality and at the lowest possible cost, although there can be no assurance that this objective will always be achieved. Batterymarch does not enter into any arrangements with brokers, formal or otherwise, regarding order flow as a result of research received. Clients should consider that there is a potential conflict of interest between their interests in obtaining best execution and an investment adviser's receipt of research from brokers selected by the investment adviser for trade executions. The proprietary research services which Batterymarch obtains from brokers may be used to service all of Batterymarch's clients and not just those clients paying commissions to brokers providing those research services, and not all proprietary research may be used by Batterymarch for the benefit of the one or more client accounts which paid commissions to a broker providing such research.

PERSONAL SECURITIES TRANSACTIONS

   Batterymarch allows its employees to trade in securities that it recommends to advisory clients, including the Funds. Batterymarch's supervised persons (to the extent not prohibited by Batterymarch's Code of Ethics) might buy, hold or sell securities or investment products (including interests in partnerships and investment companies) at or about the same time that Batterymarch is purchasing, holding or selling the same or similar securities or investment products for client account portfolios and the actions taken by such persons on a personal basis may be, or may be deemed to be, inconsistent with the actions taken by Batterymarch for its client accounts. Clients should understand that these activities might create a conflict of interest between Batterymarch, its supervised persons and its clients.

   Batterymarch employees may also invest in mutual funds, including the Funds, which are managed by Batterymarch. This may result in a potential conflict of interest since Batterymarch employees have knowledge of such funds' investment holdings, which is non-public information.

   To address this, Batterymarch has adopted a written Code of Ethics designed to prevent and detect personal trading activities that may interfere or conflict with client interests (including shareholders' interests in the Funds).

   Batterymarch and certain Batterymarch employees may also have ownership interests in certain other client accounts managed by Batterymarch, including pooled investment vehicles, that invest in long and short positions. Firm and employee ownership of such accounts may create additional potential conflicts of interest for Batterymarch.

COMPENSATION

   Compensation for investment professionals includes a combination of base salary, annual bonus and long-term incentive compensation, as well as generous benefits package made available to all Batterymarch employees on a non-discretionary basis. Specifically, the package includes:

    .  competitive base salaries;

    . individual performance-based bonuses based on the investment professionals' added value to the portfolios for which they are responsible measured on a one-, three- and five-year basis versus benchmarks and peer universes as well as their contributions to research, client service and new business development;

    .  corporate profit-sharing; and

    . a non-qualified deferred compensation plan that has a cliff-vesting provision with annual contributions. In order for an employee to receive any contribution, they must remain employed for at least 31 months after the initial award.

   Portfolio manager compensation is not tied to, nor increased or decreased as the direct result of, any performance fees that may be earned by Batterymarch. As noted above, compensation is not impacted by the investment performance of any one client account; all performance analysis is reviewed on an aggregate product basis. Portfolio managers do not receive a percentage of the revenue earned on any of Batterymarch's client portfolios.

OWNERSHIP OF SECURITIES

                                     $10,001- $50,001- $100,001- $500,001-     OVER
PORTFOLIO MANAGER    NONE $1-$10,000 $50,000  $100,000 $500,000  $1,000,000 $1,000,000
-----------------    ---- ---------- -------- -------- --------- ---------- ----------
Yu-Nien (Charles)
  Ko, CFA...........  X

Stephen A.
  Lanzendorf, CFA...
                      X

BLACKROCK HIGH YIELD PORTFOLIO

OTHER ACCOUNTS MANAGED

                                                                            ACCOUNTS WITH RESPECT TO WHICH
                                                                            THE ADVISORY FEE IS BASED ON THE
                                       OTHER ACCOUNTS MANAGED               PERFORMANCE OF THE ACCOUNT
                          ------------------------------------------------- --------------------------------
                                                 NUMBER OF  TOTAL ASSETS IN  NUMBER OF     TOTAL ASSETS IN
                                                ACCOUNTS IN   ACCOUNTS IN   ACCOUNTS IN      ACCOUNTS IN
NAME OF PORTFOLIO MANAGER  CATEGORY OF ACCOUNT   CATEGORY      CATEGORY      CATEGORY         CATEGORY
------------------------- --------------------- ----------- --------------- -----------    ---------------
        Jeff Gary........ Registered Investment     16       $6.6 Billion        0              N/A
                          Companies
                          Other Pooled              6        $6.3 Billion        4          $1.7 Billion
                          Investment Vehicles
                          Other Accounts            23       $3.5 Billion        5          $768 Million

                                                                            ACCOUNTS WITH RESPECT TO WHICH
                                                                            THE ADVISORY FEE IS BASED ON THE
                                       OTHER ACCOUNTS MANAGED               PERFORMANCE OF THE ACCOUNT
                          ------------------------------------------------- --------------------------------
                                                 NUMBER OF  TOTAL ASSETS IN  NUMBER OF     TOTAL ASSETS IN
                                                ACCOUNTS IN   ACCOUNTS IN   ACCOUNTS IN      ACCOUNTS IN
NAME OF PORTFOLIO MANAGER  CATEGORY OF ACCOUNT   CATEGORY      CATEGORY      CATEGORY         CATEGORY
------------------------- --------------------- ----------- --------------- -----------    ---------------
      Scott Amero........ Registered Investment     41       $31.4 Billion      0               N/A
                          Companies
                          Other Pooled              31       $7.8 Billion       4           $1.6 Million
                          Investment Vehicles
                          Other Accounts            281      $94.1 Billion      24          $7.8 Billion

      James Keenan....... Registered Investment      9       $4.4 Billion       0               N/A
                          Companies
                          Other Pooled               3       $486 Million       1           $348 Million
                          Investment Vehicles
                          Other Accounts            18       $2.7 Million       3           $398 Million

MATERIAL CONFLICTS OF INTEREST

   BlackRock has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Portfolio, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made to the Portfolio. In addition, BlackRock, its affiliates and any officer, director, stockholder or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the Portfolio. BlackRock, or any of its affiliates, or any officer, director, stockholder, employee or any member of their families may take different actions than those recommended to the Portfolio by BlackRock with respect to the same securities. Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock's (or its affiliates') officers, directors or employees are directors or officers, or companies as to which BlackRock or any of its affiliates or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information. Each portfolio manager also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for the Portfolio. In this connection, it should be noted that Messrs. Amero, Booth, Keenan and Gary currently manage certain accounts that are subject to performance fees. In addition, Messrs. Amero and Keenan assist in managing certain hedge funds and may be entitled to receive a portion of any incentive fees earned on such funds and a portion of such incentive fees may be voluntarily or involuntarily deferred. Additional portfolio managers may in the future manage other such accounts or funds and may be entitled to receive incentive fees.

   As a fiduciary, BlackRock owes a duty of loyalty to its clients and must treat each client fairly. When BlackRock purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties. BlackRock attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment. To this end, BlackRock has adopted a policy that is intended to ensure that investment opportunities are allocated fairly and equitably among client accounts over time. This policy also seeks to achieve reasonable efficiency in client transactions and provide BlackRock with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base.

COMPENSATION

   BlackRock's financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by BlackRock such as its Long-Term Retention and Incentive Plan and Restricted Stock Program.

BASE COMPENSATION

   Generally, portfolio managers receive base compensation based on their seniority and/or their position with the firm.

DISCRETIONARY COMPENSATION

   In addition to base compensation, portfolio managers may receive discretionary compensation, which can be a substantial portion of total compensation. Discretionary compensation can include a discretionary cash bonus as well as one or more of the following:

   LONG-TERM RETENTION AND INCENTIVE PLAN ("LTIP")--The LTIP is a long-term incentive plan that seeks to reward certain key employees. Prior to 2006, the plan provided for the grant of awards that were expressed as an amount of cash that, if properly vested and subject to the attainment of certain performance goals, will be settled in cash and/or in BlackRock, Inc. common stock ("LTIP awards"). Beginning in 2006, awards are granted under the plan in the form of BlackRock, Inc. restricted stock units that, if properly vested and subject to the attainment of certain performance goals, will be settled in BlackRock, Inc. common stock ("LTIP II awards"). Each portfolio manager except for Philip Soccio has received awards under the LTIP.

   DEFERRED COMPENSATION PROGRAM--A portion of the compensation paid to each portfolio manager may be voluntarily deferred by the portfolio manager into an account that tracks the performance of certain of the firm's investment products. Each portfolio manager is permitted to allocate his deferred amounts among various options, including to certain of the firm's hedge funds and other unregistered products. In addition, prior to 2005, a portion of the annual compensation of certain senior managers, including Messrs. Gary, Amero, Keenan and Booth was mandatorily deferred in a similar manner for a number of years. Beginning in 2005, a portion of the annual compensation of each portfolio manager is eligible to be paid in the form of BlackRock, Inc. restricted stock units which vest ratably over a number of years. Every portfolio manager except for Philip Soccio participates in the deferred compensation program. Paying a portion of annual bonuses in stock puts compensation earned by a portfolio manager for a given year "at risk" based on the Company's ability to sustain and improve its performance over future periods.

   OPTIONS AND RESTRICTED STOCK AWARDS--Prior to manditorily deferring a portion of a portfolio manager's annual bonus in BlackRock, Inc. restricted stock units, the Company granted stock options to key employees, including certain portfolio managers who may still hold unexercised or unvested options. BlackRock, Inc. also granted restricted stock awards designed to reward certain key employees as an incentive to contribute to the long-term success of BlackRock. These awards vest over a period of years. Messrs. Amero and Keenan have been granted stock options and/or restricted stock in prior years.

   INCENTIVE SAVINGS PLANS--BlackRock, Inc. has created a variety of incentive savings plans in which BlackRock employees are eligible to participate, including a 401(k) plan, the BlackRock Retirement Savings Plan (RSP) and the BlackRock Employee Stock Purchase Plan (ESPP). The employer contribution components of the RSP include a company match equal to 50% of the first 6% of eligible pay contributed to the plan capped at $4,000 per year, and a company retirement contribution equal to 3% of eligible compensation, plus an additional contribution of 2% for any year in which BlackRock has positive net operating income. The RSP offers a range of investment options, including registered investment companies managed by the firm. Company contributions follow the investment direction set by participants for their own contributions or absent, employee investment direction, are invested into a balanced portfolio. The ESPP allows for investment in BlackRock common stock at a 5% discount on the fair market value of the stock on the purchase date. Annual participation in the ESPP is limited to the purchase of 1,000 shares or a dollar value of $25,000. Each portfolio manager is eligible to participate in these plans.

   Annual incentive compensation for each portfolio manager is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager's group within BlackRock, the investment performance, including risk-adjusted returns, of the firm's assets under management or supervision by that portfolio manager relative to predetermined benchmarks, and the individual's teamwork and contribution to the overall performance of these portfolios and BlackRock. Unlike many other firms, portfolio managers at BlackRock compete against benchmarks rather than each other. In most cases, including for the portfolio managers of the Portfolio, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Portfolio or other accounts are measured. A group of BlackRock, Inc.'s officers determines the benchmarks against which to compare the performance of funds and other accounts managed by each portfolio manager.

OWNERSHIP OF SECURITIES

                                  $10,001- $50,001- $100,001- $500,001-     OVER
PORTFOLIO MANAGER NONE $1-$10,000 $50,000  $100,000 $500,000  $1,000,000 $1,000,000
----------------- ---- ---------- -------- -------- --------- ---------- ----------
  Jeff Gary......  X

  Scott Amero....
                   X

  James Keenan...
                   X

BLACKROCK LARGE CAP CORE PORTFOLIO

OTHER ACCOUNTS MANAGED

                                                                            ACCOUNTS WITH RESPECT TO WHICH
                                                                            THE ADVISORY FEE IS BASED ON THE
                                       OTHER ACCOUNTS MANAGED               PERFORMANCE OF THE ACCOUNT
                          ------------------------------------------------- --------------------------------
                                                 NUMBER OF  TOTAL ASSETS IN  NUMBER OF     TOTAL ASSETS IN
                                                ACCOUNTS IN   ACCOUNTS IN   ACCOUNTS IN      ACCOUNTS IN
NAME OF PORTFOLIO MANAGER  CATEGORY OF ACCOUNT   CATEGORY      CATEGORY      CATEGORY         CATEGORY
------------------------- --------------------- ----------- --------------- -----------    ---------------
     Robert C. Doll...... Registered Investment     23       $18.1 Billion       0               N/A
                          Companies
                          Other Pooled              4        $8.6 Billion        0               N/A
                          Investment Vehicles
                          Other Accounts            7        $495 Million        0               N/A

MATERIAL CONFLICTS OF INTEREST

   BlackRock has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Portfolio, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees) which may be the same as or different from those made to the Portfolio. In addition, BlackRock, its affiliates, and any officer, director, stockholder, or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the Portfolio. BlackRock, or any of its affiliates, or any officer, director, stockholder, employee or any member of their families may take different actions than those recommended to the Portfolio by BlackRock with respect to the same securities. Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock's (or its affiliates.) officers, directors, or employees are directors or officers, or companies as to which BlackRock or any of its affiliates or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information. Each portfolio manager also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for the Portfolio. In this connection, it should be noted that certain portfolio managers manage accounts that are subject to performance fees. In addition, certain portfolio managers assist in managing certain hedge funds and may be entitled to receive a portion of any incentive fees earned on such funds and a portion of such incentive fees may be voluntarily or involuntarily deferred.

   As a fiduciary, BlackRock owes a duty of loyalty to its clients and must treat each client fairly. When BlackRock purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties. BlackRock attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment. To this end, BlackRock has adopted a policy that is intended to ensure that investment opportunities are allocated fairly and equitably among client accounts over time. This policy also seeks to achieve reasonable efficiency in client transactions and provide BlackRock with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base.

COMPENSATION

   BlackRock's financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a performance based bonus, a discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by BlackRock such as its Long-Term Retention and Incentive Plan and Restricted Stock Program.

BASE COMPENSATION

   Generally, portfolio managers receive base compensation based on their seniority and/or their position with the firm.

PERFORMANCE BASED COMPENSATION

   BlackRock believes that the best interests of investors are served by recruiting and retaining exceptional asset management talent and managing their compensation within a consistent and disciplined framework that emphasizes pay for performance in the context of an intensely competitive market for talent. To that end, the portfolio manager incentive compensation is based on a formulaic compensation program. BlackRock's formulaic portfolio manager compensation program includes: pre-tax investment performance relative to appropriate competitors or benchmarks over 1-, 3- and 5-year performance periods and a measure of operational efficiency. If a portfolio manager's tenure is less than 5-years, performance periods will reflect time in position. For these purposes, the investment performance of the Fund is compared to the Lipper Large Cap Core Funds classification. Portfolio managers who meet relative investment performance and financial management objectives during a specified performance time period are eligible to receive an additional bonus which may or may not be a large part of their overall compensation. Portfolio managers are compensated based on products they manage. A smaller discretionary element of portfolio manager compensation may include consideration of: financial results, expense control, profit margins, strategic planning and implementation, quality of client service, market share, corporate reputation, capital allocation, compliance and risk control, leadership, workforce diversity, supervision, technology and innovation. All factors are considered collectively by BlackRock management.

   Due to Portfolio Manager Bob Doll's unique position (Portfolio Manager, Vice Chairman and Global Chief Investment Officer--Equity Investments of BlackRock) his compensation does not solely reflect his role as portfolio manager of the funds managed by him. The performance of his fund(s) are included in consideration of his incentive compensation but given his unique role it is not the primary driver of compensation.

DISCRETIONARY COMPENSATION

   Portfolio managers may receive discretionary compensation, which can be a substantial portion of total compensation. Discretionary compensation can include a discretionary cash bonus as well as one or more of the following:

   LONG-TERM RETENTION AND INCENTIVE PLAN ("LTIP")--The LTIP is a long-term incentive plan that seeks to reward certain key employees. Prior to 2006, the plan provided for the grant of awards that were expressed as an amount of cash that, if properly vested and subject to the attainment of certain performance goals, will be settled in cash and/or in BlackRock, Inc. common stock ("LTIP awards"). Beginning in 2006, awards are granted under the plan in the form of BlackRock, Inc. restricted stock units that, if properly vested and subject to the attainment of certain performance goals, will be settled in BlackRock, Inc. common stock ("LTIP II awards").

   DEFERRED COMPENSATION PROGRAM--A portion of the compensation paid to each portfolio manager may be voluntarily deferred by the portfolio manager into an account that tracks the performance of certain of the firm's investment products. Each portfolio manager is permitted to allocate his deferred amounts among various options, including to certain of the firm's hedge funds and other unregistered products. In addition, prior to 2005, a portion of the annual compensation of certain senior managers was mandatorily deferred in a similar manner for a number of years. Beginning in 2005, a portion of the annual compensation of each portfolio manager is eligible to be paid in the form of BlackRock, Inc. restricted stock units which vest ratably over a number of years. Every portfolio manager participates in the deferred compensation program. Paying a portion of annual bonuses in stock puts compensation earned by a portfolio manager for a given year "at risk" based on the Company's ability to sustain and improve its performance over future periods.

   OPTIONS AND RESTRICTED STOCK AWARDS--Prior to mandatorily deferring a portion of a portfolio manager's annual bonus in BlackRock, Inc. restricted stock units, the Company granted stock options to key employees, including certain portfolio managers who may still hold unexercised or unvested options. BlackRock, Inc. also granted restricted stock awards designed to reward certain key employees as an incentive to contribute to the long-term success of BlackRock. These awards vest over a period of years.

   INCENTIVE SAVINGS PLANS--BlackRock, Inc. has created a variety of incentive savings plans in which BlackRock employees are eligible to participate, including a 401(k) plan, the BlackRock Retirement Savings Plan (RSP) and the BlackRock Employee Stock Purchase Plan (ESPP). The employer contribution components of the RSP include a company match equal to 50% of the first 6% of eligible pay contributed to the plan capped at $4,000 per year, and a company retirement contribution equal to 3% of eligible compensation, plus an additional contribution of 2% for any year in which BlackRock has positive net operating income. The RSP offers a range of investment options, including registered investment companies managed by the firm. Company contributions follow the investment direction set by participants for their own contributions or absent, employee investment direction, are invested into a balanced portfolio. The ESPP allows for investment in BlackRock common stock at a 5% discount on the fair market value of the stock on the purchase date. Annual participation in the ESPP is limited to the purchase of 1,000 shares or a dollar value of $25,000. Each portfolio manager is eligible to participate in these plans.

OWNERSHIP OF SECURITIES

                                  $10,001- $50,001- $100,001- $500,001-     OVER
PORTFOLIO MANAGER NONE $1-$10,000 $50,000  $100,000 $500,000  $1,000,000 $1,000,000
----------------- ---- ---------- -------- -------- --------- ---------- ----------
 Robert C. Doll..  X

DREMAN SMALL CAP VALUE PORTFOLIO

OTHER ACCOUNTS MANAGED

                                                                              ACCOUNTS WITH RESPECT TO WHICH
                                                                              THE ADVISORY FEE IS BASED ON THE
                                        OTHER ACCOUNTS MANAGED                PERFORMANCE OF THE ACCOUNT
                          --------------------------------------------------- --------------------------------
                                                   NUMBER OF  TOTAL ASSETS IN  NUMBER OF     TOTAL ASSETS IN
                                                  ACCOUNTS IN   ACCOUNTS IN   ACCOUNTS IN      ACCOUNTS IN
NAME OF PORTFOLIO MANAGER   CATEGORY OF ACCOUNT    CATEGORY      CATEGORY      CATEGORY         CATEGORY
------------------------- ----------------------- ----------- --------------- -----------    ---------------
  David E. Dreman........ Registered Investment       21       $15.4 Billion       0               N/A
                          Companies
                          Other Pooled Investment      9      $414.65 Million      4          $71.9 Million
                          Vehicles
                          Other Accounts              201      $2.67 Billion       0               N/A

  E. Clifton Hoover Jr... Registered Investment       16      $14.08 Billion       0               N/A
                          Companies
                          Other Pooled Investment      0            N/A            0               N/A
                          Vehicles
                          Other Accounts              182      $2.56 Billion       0               N/A

  Mark Roach............. Registered Investment       12       $3.15 Billion       0               N/A
                          Companies
                          Other Pooled Investment      0            N/A            0               N/A
                          Vehicles
                          Other Accounts              19      $107.95 Million      0               N/A

MATERIAL CONFLICTS OF INTEREST

   In addition to managing the assets of the Fund, the portfolio manager may manage other client accounts of the subadviser. The tables below show, for each portfolio manager, the number and asset size of (1) SEC registered investment companies other than the Fund, (2) pooled investment vehicles that are not registered investment companies and (3) other accounts (e.g., accounts managed for individuals or organizations) managed by each portfolio manager. The tables also show the number of performance based fee accounts, as well as the total assets of the accounts for which the advisory fee is based on the performance of the account. This information is provided as of the Fund's most recent fiscal year end.

COMPENSATION

   The Fund has been advised that the sub-adviser has implemented a highly competitive compensation plan which seeks to attract and retain exceptional investment professionals who have demonstrated that they can consistently outperform their respective fund's benchmark. The compensation plan is comprised of both a fixed component and a variable component. The variable component is determined by assessing the investment professional's performance measured utilizing both quantitative and qualitative factors.

   The Sub-adviser's investment professionals are each paid a fixed base salary that is determined based on their job function and responsibilities. The base salary is deemed to be competitive with the marketplace and specifically with salaries in the financial services industry by utilizing various salary surveys compiled for the financial services industry specifically investment advisory firms. The variable component of the subadviser's compensation plan which takes the form of a cash bonus combined with employee retention bonus units payable over time is designed to reward and retain investment professionals including portfolio managers and research analysts for their contributions to the Fund's performance relative to its benchmark.

   Investment professionals may also receive equity in the form of units or fractional units of membership interest in the subadviser or they may receive employee retention bonus units which enable them to participate in the growth of the firm. Investment professionals also participate in the subadviser's profit sharing plan, a defined contribution plan that allows the subadviser to contribute up to twenty percent of an employee's total compensation, subject to various regulatory limitations, to each employee's profit sharing account. The subadviser maintains both a qualified and non-qualified profit sharing plan which benefits employees of the firm including both portfolio managers and research analysts. Contributions to the subadvsier's profit sharing plan vest over a specified term. Finally all employees of the subadviser including investment professionals receive additional fringe benefits in the form of subsidized medical, dental, vision, group-term, and life insurance coverage.

   The basis for determining the variable component of an investment professional's total compensation is determined through a subjective process which evaluates an investment professional performance against several quantitative and qualitative factors including the following:

QUANTITATIVE FACTORS:

    (i)Relative ranking of the Fund's performance against its peers in the one, three and five year pre-tax investment performance categories. The Fund's performance is evaluated against peers in its fund category and performance is ranked from one to four on a declining scale depending on the quartile in which the portfolio manager's absolute performance falls. The portfolio manager is rewarded on a graduated scale for outperforming relative to his peers.

   (ii)Relative performance of the Fund's performance against the pre-determined indices for the product strategy against which the Fund's performance is measured. The portfolio manager is rewarded on a graduated scale for outperforming relative to the Fund's benchmark index.

  (iii)Performance of the Fund's portfolio measured through attribution analysis models which analyzes the portfolio manager's contribution from both an asset allocation or sector allocation perspective and security selection perspective. This factor evaluates how the investment professional performs in linking performance with the client's investment objective including investment parameters and risk and return objectives. This factor may include some qualitative characteristics.

QUALITATIVE FACTORS:

    (i)Ability to work well with other members of the investment professional team and mentor junior members.

   (ii)Contributions to the organizational overall success with new product strategies.

  (iii)Other factors such as contributing to the team in a leadership role and by being responsive to requests for assistance.

OWNERSHIP OF SECURITIES

                                       $10,001- $50,001- $100,001- $500,001-     OVER
PORTFOLIO MANAGER      NONE $1-$10,000 $50,000  $100,000 $500,000  $1,000,000 $1,000,000
-----------------      ---- ---------- -------- -------- --------- ---------- ----------
David Dreman..........  X

E. Clifton Hoover, Jr.
                        X

Mark Roach............
                        X

MET/FRANKLIN INCOME PORTFOLIO

OTHER ACCOUNTS MANAGED

                                                                            ACCOUNTS WITH RESPECT TO WHICH
                                                                            THE ADVISORY FEE IS BASED ON THE
                                       OTHER ACCOUNTS MANAGED               PERFORMANCE OF THE ACCOUNT
                          ------------------------------------------------- --------------------------------
                                                 NUMBER OF  TOTAL ASSETS IN  NUMBER OF     TOTAL ASSETS IN
                                                ACCOUNTS IN   ACCOUNTS IN   ACCOUNTS IN      ACCOUNTS IN
NAME OF PORTFOLIO MANAGER  CATEGORY OF ACCOUNT   CATEGORY      CATEGORY      CATEGORY         CATEGORY
------------------------- --------------------- ----------- --------------- -----------    ---------------
  Edward D. Perks, CFA... Registered Investment     10         $7,416.37         0                0
                          Companies
                          Other Pooled              1          $61,120.6         0                0
                          Investment Vehicles
                          Other Accounts            0              0             0                0

  Charles B. Johnson..... Registered Investment     6          $71,504.8         0                0
                          Companies
                          Other Pooled              1           $778.2           0                0
                          Investment Vehicles
                          Other Accounts            0              0             0                0

MATERIAL CONFLICTS OF INTEREST

   The management of multiple funds, including the Fund, and accounts may also give rise to potential conflicts of interest if the funds and other accounts have different objectives, benchmarks, time horizons, and fees as the portfolio manager must allocate his or her time and investment ideas across multiple funds and accounts. The manager seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment strategies that are used in connection with the management of the Fund. Accordingly, portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar portfolios, which may minimize the potential for conflicts of interest. The separate management of the trade execution and valuation functions from the portfolio management process also helps to reduce potential conflicts of interest. However, securities selected for funds or accounts other than the Fund may outperform the securities selected for the Fund. Moreover, if a portfolio manager identifies a limited investment opportunity that may be suitable for more than one fund or other account, the Fund may not be able to take full advantage of that opportunity due to an allocation of that opportunity across all eligible funds and other accounts. The manager seeks to manage such potential conflicts by using procedures intended to provide a fair allocation of buy and sell opportunities among funds and other accounts.

   The structure of a portfolio manager's compensation may give rise to potential conflicts of interest. A portfolio manager's base pay and bonus tend to increase with additional and more complex responsibilities that include increased assets under management. As such, there may be an indirect relationship between a portfolio manager's marketing or sales efforts and his or her bonus.

   Finally, the management of personal accounts by a portfolio manager may give rise to potential conflicts of interest. While the funds and the manager have adopted a code of ethics which they believe contains provisions reasonably necessary to prevent a wide range of prohibited activities by portfolio managers and others with respect to their personal trading activities, there can be no assurance that the code of ethics addresses all individual conduct that could result in conflicts of interest.

   The manager and the Fund have adopted certain compliance procedures that are designed to address these, and other, types of conflicts. However, there is no guarantee that such procedures will detect each and every situation where a conflict arises.

COMPENSATION

   The manager seeks to maintain a compensation program that is competitively positioned to attract, retain and motivate top-quality investment professionals. Portfolio managers receive a base salary, a cash incentive bonus opportunity, an equity compensation opportunity, and a benefits package. Portfolio manager compensation is reviewed annually and the level of compensation is based on individual performance, the salary range for a portfolio manager's level of responsibility and Franklin Templeton guidelines. Portfolio managers are provided no financial incentive to favor one fund or account over another. Each portfolio manager's compensation consists of the following three elements:

          BASE SALARY--Each portfolio manager is paid a base salary.

          ANNUAL BONUS--Annual bonuses are structured to align the interests of the portfolio manager with those of the Fund's shareholders. Each portfolio manager is eligible to receive an annual bonus. Bonuses generally are split between cash (50% to 65%) and restricted shares of Franklin Resources stock (17.5% to 25%) and mutual fund shares (17.5% to 25%). The deferred equity-based compensation is intended to build a vested interest of the portfolio manager in the financial performance of both Franklin Resources and mutual funds advised by the manager. The bonus plan is intended to provide a competitive level of annual bonus compensation that is tied to the portfolio manager achieving consistently strong investment performance, which aligns the financial incentives of the portfolio manager and Fund shareholders. The Chief Investment Officer of the manager and/or other officers of the manager, with responsibility for the Fund, have discretion in the granting of annual bonuses to portfolio managers in accordance with Franklin Templeton guidelines. The following factors are generally used in determining bonuses under the plan:

    . INVESTMENT PERFORMANCE. Primary consideration is given to the historic investment performance of all accounts managed by the portfolio manager over the 1, 3 and 5 preceding years measured against risk benchmarks developed by the fixed income management team. The pre-tax performance of each fund managed is measured relative to a relevant peer group and/or applicable benchmark as appropriate.

    . NON-INVESTMENT PERFORMANCE. The more qualitative contributions of the portfolio manager to the manager's business and the investment management team, including business knowledge, productivity, customer service, creativity, and contribution to team goals, are evaluated in determining the amount of any bonus award.

    . RESPONSIBILITIES. The characteristics and complexity of funds managed by the portfolio manager are factored in the manager's appraisal.

          Additional long-term equity-based compensation Portfolio managers may also be awarded restricted shares or units of Franklin Resources stock or restricted shares or units of one or more mutual funds, and options to purchase common shares of Franklin Resources stock. Awards of such deferred equity-based compensation typically vest over time, so as to create incentives to retain key talent.

   Portfolio managers also participate in benefit plans and programs available generally to all employees of the manager.

OWNERSHIP OF SECURITIES

                                          $10,001- $50,001- $100,001- $500,001-     OVER
PORTFOLIO MANAGER         NONE $1-$10,000 $50,000  $100,000 $500,000  $1,000,000 $1,000,000
-----------------         ---- ---------- -------- -------- --------- ---------- ----------
Edward D. Perks, CFA.....  X

Charles B. Johnson.......
                           X

MET/FRANKLIN MUTUAL SHARES PORTFOLIO

OTHER ACCOUNTS MANAGED

                                                                            ACCOUNTS WITH RESPECT TO WHICH
                                                                            THE ADVISORY FEE IS BASED ON THE
                                       OTHER ACCOUNTS MANAGED               PERFORMANCE OF THE ACCOUNT
                          ------------------------------------------------- --------------------------------
                                                 NUMBER OF  TOTAL ASSETS IN  NUMBER OF     TOTAL ASSETS IN
                                                ACCOUNTS IN   ACCOUNTS IN   ACCOUNTS IN      ACCOUNTS IN
NAME OF PORTFOLIO MANAGER  CATEGORY OF ACCOUNT   CATEGORY      CATEGORY      CATEGORY         CATEGORY
------------------------- --------------------- ----------- --------------- -----------    ---------------
 Peter A. Langerman...... Registered Investment      7         $33,295.6         0                0
                          Companies
                          Other Pooled               3         $3,096.5          0                0
                          Investment Vehicles
                          Other Accounts             0             0             0                0

 F. David Segal, CFA..... Registered Investment      7         $33,575.1         0                0
                          Companies
                          Other Pooled               0             0             0                0
                          Investment Vehicles
                          Other Accounts             0             0             0                0

 Deborah A. Turner, CFA.. Registered Investment      6         $33,257.7         0                0
                          Companies
                          Other Pooled               1          $111.5           0                0
                          Investment Vehicles
                          Other Accounts             0             0             0                0

MATERIAL CONFLICTS OF INTEREST

   The management of multiple funds, including the Fund, and accounts may also give rise to potential conflicts of interest if the funds and other accounts have different objectives, benchmarks, time horizons, and fees as the portfolio manager must allocate his or her time and investment ideas across multiple funds and accounts. The manager seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment strategies that are used in connection with the management of the Fund. Accordingly, portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar portfolios, which may minimize the potential for conflicts of interest. The separate management of the trade execution and valuation functions from the portfolio management process also helps to reduce potential conflicts of interest. However, securities selected for funds or accounts other than the Fund may outperform the securities selected for the Fund. Moreover, if a portfolio manager identifies a limited investment opportunity that may be suitable for more than one fund or other account, the Fund may not be able to take full advantage of that opportunity due to an allocation of that opportunity across all eligible funds and other accounts. The manager seeks to manage such potential conflicts by using procedures intended to provide a fair allocation of buy and sell opportunities among funds and other accounts.

   The structure of a portfolio manager's compensation may give rise to potential conflicts of interest. A portfolio manager's base pay and bonus tend to increase with additional and more complex responsibilities that include increased assets under management. As such, there may be an indirect relationship between a portfolio manager's marketing or sales efforts and his or her bonus.

   Finally, the management of personal accounts by a portfolio manager may give rise to potential conflicts of interest. While the funds and the manager have adopted a code of ethics which they believe contains provisions reasonably necessary to prevent a wide range of prohibited activities by portfolio managers and others with respect to their personal trading activities, there can be no assurance that the code of ethics addresses all individual conduct that could result in conflicts of interest.

   The manager and the Fund have adopted certain compliance procedures that are designed to address these, and other, types of conflicts. However, there is no guarantee that such procedures will detect each and every situation where a conflict arises.

COMPENSATION

   The manager seeks to maintain a compensation program that is competitively positioned to attract, retain and motivate top-quality investment professionals. Portfolio managers receive a base salary, a cash incentive bonus opportunity, an equity compensation opportunity, and a benefits package. Portfolio manager compensation is reviewed annually and the level of compensation is based on individual performance, the salary range for a portfolio manager's level of responsibility and Franklin Templeton guidelines. Portfolio managers are provided no financial incentive to favor one fund or account over another. Each portfolio manager's compensation consists of the following three elements:

          BASE SALARY--Each portfolio manager is paid a base salary.

          ANNUAL BONUS--Annual bonuses are structured to align the interests of the portfolio manager with those of the Fund's shareholders. Each portfolio manager is eligible to receive an annual bonus. Bonuses generally are split between cash (50% to 65%) and restricted shares of Franklin Resources stock (17.5% to 25%) and mutual fund shares (17.5% to 25%). The deferred equity-based compensation is intended to build a vested interest of the portfolio manager in the financial performance of both Franklin Resources and mutual funds advised by the manager. The bonus plan is intended to provide a competitive level of annual bonus compensation that is tied to the portfolio manager achieving consistently strong investment performance, which aligns the financial incentives of the portfolio manager and Fund shareholders. The Chief Investment Officer of the manager and/or other officers of the manager, with responsibility for the Fund, have discretion in the granting of annual bonuses to portfolio managers in accordance with Franklin Templeton guidelines. The following factors are generally used in determining bonuses under the plan:

    . INVESTMENT PERFORMANCE. Primary consideration is given to the historic investment performance over the 1, 3 and 5 preceding years of all accounts managed by the portfolio manager. The pre-tax performance of each fund managed is measured relative to a relevant peer group and/or applicable benchmark as appropriate.

    . NON-INVESTMENT PERFORMANCE. The more qualitative contributions of a portfolio manager to the manager's business and the investment management team, including business knowledge, contribution to team efforts, mentoring of junior staff, and contribution to the marketing of the Funds, are evaluated in determining the amount of any bonus award.

    . RESEARCH. Where the portfolio management team also has research responsibilities, each portfolio manager is evaluated on the number and performance of recommendations over time.

    . RESPONSIBILITIES. The characteristics and complexity of funds managed by the portfolio manager are factored in the manager's appraisal.

          Additional long-term equity-based compensation Portfolio managers may also be awarded restricted shares or units of Franklin Resources stock or restricted shares or units of one or more mutual funds, and options to purchase common shares of Franklin Resources stock. Awards of such deferred equity-based compensation typically vest over time, so as to create incentives to retain key talent.

   Portfolio managers also participate in benefit plans and programs available generally to all employees of the manager.

OWNERSHIP OF SECURITIES

                                       $10,001- $50,001- $100,001- $500,001-     OVER
PORTFOLIO MANAGER      NONE $1-$10,000 $50,000  $100,000 $500,000  $1,000,000 $1,000,000
-----------------      ---- ---------- -------- -------- --------- ---------- ----------
Peter A. Langerman....  X

F. David Segal, CFA...
                        X

Deborah A. Turner, CFA
                        X

MET/TEMPLETON GROWTH PORTFOLIO

OTHER ACCOUNTS MANAGED

                                                                            ACCOUNTS WITH RESPECT TO WHICH
                                                                            THE ADVISORY FEE IS BASED ON THE
                                       OTHER ACCOUNTS MANAGED               PERFORMANCE OF THE ACCOUNT
                          ------------------------------------------------- --------------------------------
                                                 NUMBER OF  TOTAL ASSETS IN  NUMBER OF     TOTAL ASSETS IN
                                                ACCOUNTS IN   ACCOUNTS IN   ACCOUNTS IN      ACCOUNTS IN
NAME OF PORTFOLIO MANAGER  CATEGORY OF ACCOUNT   CATEGORY      CATEGORY      CATEGORY         CATEGORY
------------------------- --------------------- ----------- --------------- -----------    ---------------
   Cindy Sweeting, CFA... Registered Investment     13         $80,762.3         0                0
                          Companies
                          Other Pooled              1           $165.6           0                0
                          Investment Vehicles
                          Other Accounts            14         $4,9112.0         0                0

   Tucker Scott, CFA..... Registered Investment     16         $71,403.2         0                0
                          Companies
                          Other Pooled              3          $1,630.8          0                0
                          Investment Vehicles
                          Other Accounts            28         $5,994.2          0                0

   Lisa Myers, CFA....... Registered Investment     13         $80,762.3         0                0
                          Companies
                          Other Pooled              1           $165.6           0                0
                          Investment Vehicles
                          Other Accounts            14         $4,912.0          0                0

MATERIAL CONFLICTS OF INTEREST

   The management of multiple funds, including the Fund, and accounts may also give rise to potential conflicts of interest if the funds and other accounts have different objectives, benchmarks, time horizons, and fees as the portfolio manager must allocate his or her time and investment ideas across multiple funds and accounts. The manager seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment strategies that are used in connection with the management of the Fund. Accordingly, portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar portfolios, which may minimize the potential for conflicts of interest. The separate management of the trade execution and valuation functions from the portfolio management process also helps to reduce potential conflicts of interest. However, securities selected for funds or accounts other than the Fund may outperform the securities selected for the Fund. Moreover, if a portfolio manager identifies a limited investment opportunity that may be suitable for more than one fund or other account, the Fund may not be able to take full advantage of that opportunity due to an allocation of that opportunity across all eligible funds and other accounts. The manager seeks to manage such potential conflicts by using procedures intended to provide a fair allocation of buy and sell opportunities among funds and other accounts.

   The structure of a portfolio manager's compensation may give rise to potential conflicts of interest. A portfolio manager's base pay and bonus tend to increase with additional and more complex responsibilities that include increased assets under management. As such, there may be an indirect relationship between a portfolio manager's marketing or sales efforts and his or her bonus.

   Finally, the management of personal accounts by a portfolio manager may give rise to potential conflicts of interest. While the funds and the manager have adopted a code of ethics which they believe contains provisions reasonably necessary to prevent a wide range of prohibited activities by portfolio managers and others with respect to their personal trading activities, there can be no assurance that the code of ethics addresses all individual conduct that could result in conflicts of interest.

   The manager and the Fund have adopted certain compliance procedures that are designed to address these, and other, types of conflicts. However, there is no guarantee that such procedures will detect each and every situation where a conflict arises.

COMPENSATION

   The manager seeks to maintain a compensation program that is competitively positioned to attract, retain and motivate top-quality investment professionals. Portfolio managers receive a base salary, a cash incentive bonus opportunity, an equity compensation opportunity, and a benefits package. Portfolio manager compensation is reviewed annually and the level of compensation is based on individual performance, the salary range for a portfolio manager's level of responsibility and Franklin Templeton guidelines. Portfolio managers are provided no financial incentive to favor one fund or account over another. Each portfolio manager's compensation consists of the following three elements:

          BASE SALARY--Each portfolio manager is paid a base salary.

          ANNUAL BONUS--Annual bonuses are structured to align the interests of the portfolio manager with those of the Fund's shareholders. Each portfolio manager is eligible to receive an annual bonus. Bonuses generally are split between cash (50% to 65%) and restricted shares of Franklin Resources stock (17.5% to 25%) and mutual fund shares (17.5% to 25%). The deferred equity-based compensation is intended to build a vested interest of the portfolio manager in the financial performance of both Franklin Resources and mutual funds advised by the manager. The bonus plan is intended to provide a competitive level of annual bonus compensation that is tied to the portfolio manager achieving consistently strong investment performance, which aligns the financial incentives of the portfolio manager and Fund shareholders. The Chief Investment Officer of the manager and/or other officers of the manager, with responsibility for the Fund, have discretion in the granting of annual bonuses to portfolio managers in accordance with Franklin Templeton guidelines. The following factors are generally used in determining bonuses under the plan:

    . INVESTMENT PERFORMANCE. Primary consideration is given to the historic investment performance over the 1, 3 and 5 preceding years of all accounts managed by the portfolio manager. The pre-tax performance of each fund managed is measured relative to a relevant peer group and/or applicable benchmark as appropriate.

    . Research Where the portfolio management team also has research responsibilities, each portfolio manager is evaluated on the number and performance of recommendations over time, productivity and quality of recommendations, and peer evaluation.

    . NON-INVESTMENT PERFORMANCE. For senior portfolio managers, there is a qualitative evaluation based on leadership and the mentoring of staff.

    . RESPONSIBILITIES. The characteristics and complexity of funds managed by the portfolio manager are factored in the manager's appraisal.

          Additional long-term equity-based compensation Portfolio managers may also be awarded restricted shares or units of Franklin Resources stock or restricted shares or units of one or more mutual funds, and options to purchase common shares of Franklin Resources stock. Awards of such deferred equity-based compensation typically vest over time, so as to create incentives to retain key talent.

   Portfolio managers also participate in benefit plans and programs available generally to all employees of the manager.


OWNERSHIP OF SECURITIES

                                     $10,001- $50,001- $100,001- $500,001-     OVER
PORTFOLIO MANAGER    NONE $1-$10,000 $50,000  $100,000 $500,000  $1,000,000 $1,000,000
-----------------    ---- ---------- -------- -------- --------- ---------- ----------
Cindy Sweeting, CFA.  X

Tucker Scott, CFA...
                      X

Lisa Myers, CFA.....
                      X

GOLDMAN SACHS MID CAP VALUE PORTFOLIO

OTHER ACCOUNTS MANAGED

                                                                            ACCOUNTS WITH RESPECT TO WHICH
                                                                            THE ADVISORY FEE IS BASED ON THE
                                       OTHER ACCOUNTS MANAGED               PERFORMANCE OF THE ACCOUNT
                          ------------------------------------------------- --------------------------------
                                                 NUMBER OF  TOTAL ASSETS IN  NUMBER OF     TOTAL ASSETS IN
                                                ACCOUNTS IN   ACCOUNTS IN   ACCOUNTS IN      ACCOUNTS IN
NAME OF PORTFOLIO MANAGER  CATEGORY OF ACCOUNT   CATEGORY      CATEGORY      CATEGORY         CATEGORY
------------------------- --------------------- ----------- --------------- -----------    ---------------
     Eileen Rominger..... Registered Investment     34       $14.4 Billion       0              N/A
                          Companies
                          Other Pooled               3       $341 Million        3          $341 Million
                          Investment Vehicles
                          Other Accounts            249       $13 Billion        1         $77.1 Million

     Dolores Bamford..... Registered Investment     41       $16.1 Billion       0              N/A
                          Companies
                          Other Pooled               3       $341 Million        3          $341 Million
                          Investment Vehicles
                          Other Accounts            268      $14.3 Billion       2         $207.8 Million

                                                                            ACCOUNTS WITH RESPECT TO WHICH
                                                                            THE ADVISORY FEE IS BASED ON THE
                                       OTHER ACCOUNTS MANAGED               PERFORMANCE OF THE ACCOUNT
                          ------------------------------------------------- --------------------------------
                                                 NUMBER OF  TOTAL ASSETS IN  NUMBER OF     TOTAL ASSETS IN
                                                ACCOUNTS IN   ACCOUNTS IN   ACCOUNTS IN      ACCOUNTS IN
NAME OF PORTFOLIO MANAGER  CATEGORY OF ACCOUNT   CATEGORY      CATEGORY      CATEGORY         CATEGORY
------------------------- --------------------- ----------- --------------- -----------    ---------------
     David L. Berdon..... Registered Investment     34       $14.4 Billion       0              N/A
                          Companies
                          Other Pooled               3       $341 Million        3          $341 Million
                          Investment Vehicles
                          Other Accounts            249       $13 Billion        1         $77.1 Million

     Andrew Braun........ Registered Investment     34       $14.4 Billion       0              N/A
                          Companies
                          Other Pooled               3       $341 Million        3          $341 Million
                          Investment Vehicles
                          Other Accounts            249       $13 Billion        1         $77.1 Million

     Sean Butkus......... Registered Investment     34       $14.4 Billion       0              N/A
                          Companies
                          Other Pooled               3       $341 Million        3          $341 Million
                          Investment Vehicles
                          Other Accounts            249       $13 Billion        1         $77.1 Million

     Scott Carroll....... Registered Investment     41       $16.1 Billion       0              N/A
                          Companies
                          Other Pooled               3       $341 Million        3          $341 Million
                          Investment Vehicles
                          Other Accounts            268      $14.3 Billion       2         $207.8 Million

     J. Kelly Flynn...... Registered Investment     15       $10.9 Billion       0              N/A
                          Companies
                          Other Pooled               3       $341 Million        3          $341 Million
                          Investment Vehicles
                          Other Accounts            54       $4.1 Billion        1         $130.6 Million

     Sean Gallagher...... Registered Investment     34       $14.4 Billion       0              N/A
                          Companies
                          Other Pooled               3       $341 Million        3          $341 Million
                          Investment Vehicles
                          Other Accounts            249       $13 Billion        1         $77.1 Million

     Lisa Parisi......... Registered Investment     41       $16.1 Billion       0              N/A
                          Companies
                          Other Pooled               3       $341 Million        3          $341 Million
                          Investment Vehicles
                          Other Accounts            268      $14.3 Billion       2         $207.8 Million

     Edward Perkin....... Registered Investment     34       $14.4 Billion       0              N/A
                          Companies
                          Other Pooled               3       $341 Million        3          $341 Million
                          Investment Vehicles
                          Other Accounts            249       $13 Billion        1         $77.1 Million

MATERIAL CONFLICTS OF INTEREST

   Conflicts of Interest. GSAM's portfolio managers are often responsible for managing one or more funds as well as other accounts, including proprietary accounts, separate accounts and other pooled investment vehicles, such as unregistered hedge funds. A portfolio manager may manage a separate account or other pooled investment vehicle which may have materially higher fee arrangements than the Fund and may also have a performance-based fee. The side-by-side management of these funds may raise potential conflicts of interest relating to cross trading, the allocation of investment opportunities and the aggregation and allocation of trades.

   GSAM has a fiduciary responsibility to manage all client accounts in a fair and equitable manner. GSAM seeks to provide best execution of all securities transactions and aggregate and then allocate securities to client accounts in a fair and timely manner. To this end, GSAM has developed policies and procedures designed to mitigate and manage the potential conflicts of interest that may arise from side-by-side management. In addition, GSAM has adopted policies limiting the circumstances under which cross-trades may be effected between a Fund and another client account. GSAM conducts periodic reviews of trades for consistency with these policies.

COMPENSATION

   The Investment Adviser's Value Team ("Value Team") compensation package for its portfolio managers is comprised of a base salary and a performance bonus. The performance bonus is a function of each portfolio manager's individual performance and his or her contribution to overall team performance. Portfolio managers are rewarded for their ability to outperform a benchmark while managing risk appropriately. Compensation is also influenced by the Value Team's total revenues for the past year which in part is derived from advisory fees, and for certain accounts performance based fees. Anticipated compensation levels among competitor firms may also be considered, but are not a principal factor.

   The performance bonus is significantly influenced by 3 year period of investment performance. The following criteria are considered:

    .  Individual performance (relative, absolute)

    .  Team performance (relative, absolute)

    .  Consistent performance that aligns with clients' objectives

    .  Achievement of top rankings (relative and competitive)

OTHER COMPENSATION

   In addition to base salary and performance bonus, GSAM has a number of additional benefits/deferred compensation programs for all portfolio managers in place including (i) a 401k program that enables employees to direct a percentage of their pretax salary and bonus income into a tax-qualified retirement plan; (ii) a profit sharing program to which Goldman, Sachs & Co. makes a pretax contribution; and (iii) investment opportunity programs in which certain professionals are eligible to participate subject to certain net worth requirements. Portfolio managers may also receive grants of restricted stock units and/or stock options as part of their compensation.

   Certain GSAM portfolio managers may also participate in the firm's Partner Compensation Plan, which covers many of the firm's senior executives. In general, under the Partner Compensation Plan, participants receive a base salary and a bonus (which may be paid in cash or in the form of an equity-based award) that is linked to Goldman Sachs' overall financial performance.

OWNERSHIP OF SECURITIES*

                                  $10,001- $50,001- $100,001- $500,001-     OVER
PORTFOLIO MANAGER NONE $1-$10,000 $50,000  $100,000 $500,000  $1,000,000 $1,000,000
----------------- ---- ---------- -------- -------- --------- ---------- ----------
 Eileen Rominger.  X

 Dolores Bamford.
                   X

 David L. Berdon.
                   X

 Andrew Braun....
                   X

 Sean Butkus.....
                   X

 Scott Carroll...
                   X

 J. Kelly Flynn..
                   X

 Sean Gallagher..
                   X

 Lisa Parisi.....
                   X

 Edward Perkin...
                   X

--------
* Due to GSAM's internal policies, GSAM portfolio managers are generally prohibited from purchasing shares of Sub-Advised Funds for which they have primary responsibility.

HARRIS OAKMARK INTERNATIONAL PORTFOLIO

OTHER ACCOUNTS MANAGED

                                                                            ACCOUNTS WITH RESPECT TO WHICH
                                                                            THE ADVISORY FEE IS BASED ON THE
                                       OTHER ACCOUNTS MANAGED               PERFORMANCE OF THE ACCOUNT
                          ------------------------------------------------- --------------------------------
                                                 NUMBER OF  TOTAL ASSETS IN  NUMBER OF     TOTAL ASSETS IN
                                                ACCOUNTS IN   ACCOUNTS IN   ACCOUNTS IN      ACCOUNTS IN
NAME OF PORTFOLIO MANAGER  CATEGORY OF ACCOUNT   CATEGORY      CATEGORY      CATEGORY         CATEGORY
------------------------- --------------------- ----------- --------------- -----------    ---------------
    David G. Herro....... Registered Investment     8       $10,634,434,405      0               N/A
                          Companies
                          Other Pooled              10      $2,289,102,859       0               N/A
                          Investment Vehicles
                          Other Accounts            15      $3,062,551,019       0               N/A

    Robert A. Taylor..... Registered Investment     2       $1,845,431,100       0               N/A
                          Companies
                          Other Pooled              2        $705,864,012        0               N/A
                          Investment Vehicles
                          Other Accounts            8       $1,274,131,350       0               N/A

MATERIAL CONFLICTS OF INTEREST

   Conflicts of interest may arise in the allocation of investment opportunities and the allocation of aggregated orders among the Funds and the other accounts managed by the portfolio managers. A portfolio manager potentially could give favorable treatment to some accounts for a variety of reasons, including favoring larger accounts, accounts that have a different advisory fee arrangement (including any accounts that pay performance-based fees), accounts of affiliated companies, or accounts in which the portfolio manager has a personal investment. With respect to the allocation of investment opportunities, the Adviser makes decisions to recommend, purchase, sell or hold securities for all of its client accounts, including the Funds, based on the specific investment objectives, guidelines, restrictions and circumstances of each account. It is the Adviser's policy to allocate investment opportunities to each account, including the Funds, over a period of time on a fair and equitable basis relative to its other accounts. With respect to the allocation of aggregated orders, each account that participates in the aggregated order will participate at the average share price, and where the order has not been completely filled, each institutional account, including the Funds, will generally participate on a pro rata basis.

   The Adviser has compliance policies and procedures in place that it believes are reasonably designed to mitigate these conflicts. However, there is no guarantee that such procedures will detect each and every situation in which an actual or potential conflict may arise.

COMPENSATION

   David G. Herro and Robert A. Taylor are portfolio managers of the Harris Oakmark International Fund (the "Fund"). Each of the portfolio managers is an employee of Harris Associates L.P. (the "Firm"), a subadviser to the Portfolio. The portfolio managers are compensated solely by the Firm. Compensation for each of the portfolio managers is based on the Firm's assessment of the individual's long-term contribution to the investment success of the Firm and is structured as follows:

    (1)BASE SALARY. The base salary is a fixed amount, and each portfolio manager receives the same base salary.

    (2)PARTICIPATION IN A DISCRETIONARY BONUS POOL. A discretionary bonus pool for each of the Firm's domestic and international investment groups is divided among the senior level employees of each group and is paid annually.

    (3)Participation in a long-term compensation plan that provides current compensation to certain key employees of the Firm and deferred compensation to both current and former key employees. The compensation plan consists of bonus units awarded to participants that vest and pay out over a period of time.

   The determination of the amount of each portfolio manager's participation in the discretionary bonus pool and the long-term compensation plan is based on a variety of qualitative and quantitative factors. The factor given the most significant weight is the subjective assessment of the individual's contribution to the overall investment results of the Firm's domestic or international investment group, whether as a portfolio manager, a research analyst, or both.

   The quantitative factors considered in evaluating the contribution of a portfolio manager include the performance of the portfolios managed by that individual relative to benchmarks, peers and other portfolio managers, as well as the assets under management in the accounts managed by the portfolio manager. The portfolio managers' compensation is not based solely on an evaluation of the performance of the funds or the amount of fund assets. Performance is measured in a number of ways, including by accounts and by strategy, and is compared to one or more of the following benchmarks: S&P500, Russell Mid-Cap Value, Russell 1000 Value, Lipper Balanced, 60/40 S&P/Lehman (60% S&P500 and 40% Lehman Bond Index), Morgan Stanley Capital International ("MSCI") World Index, MCSI World ex-U.S. Index and the Firm's approved lists of stocks, depending on whether the portfolio manager manages accounts in the particular strategy to which these benchmarks would be applicable. Performance is measured over shorter- and longer-term periods, including one year, three years, five years, ten years, since a fund's inception or since a portfolio manager has been managing a fund, as applicable. Performance is measured on a pre-tax and after-tax basis to the extent such information is available.

   If a portfolio manager also serves as a research analyst, then his compensation is also based on the contribution made to the Firm in that role. The specific quantitative and qualitative factors considered in evaluating a research analyst's contributions include, among other things, new investment ideas, the performance of investment ideas covered by the analyst during the current year as well as over longer-term periods, the portfolio impact of the analyst's investment ideas, other contributions to the research process, and an assessment of the quality of analytical work. In addition, an individual's other contributions to the Firm, such as a role in investment thought leadership and management, are taken into account in the overall compensation process.

OWNERSHIP OF SECURITIES

                                  $10,001- $50,001- $100,001- $500,001-     OVER
PORTFOLIO MANAGER NONE $1-$10,000 $50,000  $100,000 $500,000  $1,000,000 $1,000,000
----------------- ---- ---------- -------- -------- --------- ---------- ----------
David G. Herro...  X

Robert A. Taylor.
                   X

JANUS FORTY PORTFOLIO

OTHER ACCOUNTS MANAGED

                                                                              ACCOUNTS WITH RESPECT TO WHICH
                                                                              THE ADVISORY FEE IS BASED ON THE
                                        OTHER ACCOUNTS MANAGED                PERFORMANCE OF THE ACCOUNT
                          --------------------------------------------------- --------------------------------
                                                   NUMBER OF  TOTAL ASSETS IN  NUMBER OF     TOTAL ASSETS IN
                                                  ACCOUNTS IN   ACCOUNTS IN   ACCOUNTS IN      ACCOUNTS IN
NAME OF PORTFOLIO MANAGER   CATEGORY OF ACCOUNT    CATEGORY      CATEGORY      CATEGORY         CATEGORY
------------------------- ----------------------- ----------- --------------- -----------    ---------------
      Ron Sachs(1)....... Registered Investment        6      $6,044,047,066       0              N/A
                          Companies
                          Other Pooled Investment      0            0              0              N/A
                          Vehicles
                          Other Accounts               1       $287,884,692        1          $287,884,692

--------
(1)Effective January 1, 2008, Ron Sachs assumed day-to-day management of Janus Forty Portfolio. Therefore the information provided as of December 31, 2007 does not account for any portfolio manager changes subsequent to that date.

MATERIAL CONFLICTS OF INTEREST

   As shown in the accompanying table, the portfolio manager may manage other accounts with investment strategies similar to the Portfolio. Those other accounts may include other Janus funds, private-label mutual funds for which Janus serves as subadviser, and separately managed accounts. Fees earned by Janus may vary among these accounts, the portfolio manager may personally invest in some but not all of these accounts, and certain of these accounts may have a greater impact on his compensation than others. These factors could create conflicts of interest because the portfolio manager may have incentives to favor certain accounts over others, resulting in the potential for other accounts outperforming the Portfolio. A conflict may also exist if the portfolio manager identifies a limited investment opportunity that may be appropriate for more than one account, but the Portfolio is not able to take full advantage of that opportunity due to the need to allocate that opportunity among multiple accounts. In addition, the portfolio manager may execute transactions for another account that may adversely impact the value of securities held by the Portfolio. However, Janus believes that these conflicts may be mitigated to a certain extent by the fact that accounts with like investment strategies managed by a particular portfolio manager are generally managed in a similar fashion, subject to a variety of exceptions, for example particular investment restrictions or policies applicable only to certain accounts, certain portfolio holdings that may be transferred in-kind when an account is opened, differences in cash flows and account sizes, and similar factors. In addition, Janus has adopted trade allocation procedures that govern allocation of securities among various Janus accounts.

COMPENSATION

   The following describes the structure and method of calculating the portfolio manager's compensation as of December 31, 2007.

   The portfolio manager is compensated for managing the Portfolio and any other funds, portfolios or accounts for which he has exclusive or shared responsibilities (collectively, the "Managed Funds") through two components: fixed compensation and variable compensation.

FIXED COMPENSATION

   Fixed compensation is paid in cash and is comprised of an annual base salary based on factors such as the complexity of managing funds and other accounts and scope of responsibility (including assets under management).

VARIABLE COMPENSATION

   Variable compensation is paid in the form of cash and long-term incentive awards (consisting of a mixture of Janus Capital Group, Inc. ("JCGI") restricted stock, stock options and a cash deferred award that is credited with income, gains and losses based on the performance of Janus mutual fund investments selected by the portfolio manager). Variable compensation is based on pre-tax performance of the Managed Funds.

   Variable compensation is structured to pay the portfolio manager primarily on the Managed Fund's performance, with additional discretionary compensation available from one or more bonus pools as discussed below.

   Aggregate compensation derived from the Managed Funds' performance is calculated based upon a percentage of the total revenue received on the Managed Funds adjusted to reflect the actual performance of such Managed Funds. Actual performance is calculated based on the Managed Funds' aggregate asset-weighted Lipper peer group performance ranking on a one-, three-, and five-year rolling period basis with a predominant weighting on the Managed Funds' performance in the three- and five-year periods. The compensation determined from the Managed Funds' performance is then allocated to the respective portfolio manager(s).

   The portfolio manager is also eligible to participate in a portfolio manager discretionary bonus pool. The size of the portfolio manager bonus pool fluctuates depending on both the revenue derived from firm-wide managed assets (excluding assets managed by subadvisers) and the investment performance of such firm-wide managed assets. Compensation from the portfolio manager bonus pool is then allocated among the eligible respective participants at the discretion of Janus based upon, among other things: (i) teamwork and support of team culture; (ii) mentoring of analysts; (iii) contributions to the sales process; and (iv) client relationships.

   The Portfolio manager may elect to defer payment of a designated percentage of fixed compensation and/or up to all variable compensation in accordance with JCGI's Executive Income Deferral Program.

   The Fund's Lipper peer group for compensation purposes is the Large-Cap Growth Funds.

OWNERSHIP OF SECURITIES

                                  $10,001- $50,001- $100,001- $500,001-     OVER
PORTFOLIO MANAGER NONE $1-$10,000 $50,000  $100,000 $500,000  $1,000,000 $1,000,000
----------------- ---- ---------- -------- -------- --------- ---------- ----------
    Ron Sachs....  X

LAZARD MID CAP PORTFOLIO

OTHER ACCOUNTS MANAGED

                                                                               ACCOUNTS WITH RESPECT TO WHICH
                                                                               THE ADVISORY FEE IS BASED ON THE
                                         OTHER ACCOUNTS MANAGED                PERFORMANCE OF THE ACCOUNT
                          ---------------------------------------------------- --------------------------------
                                                 NUMBER OF   TOTAL ASSETS IN    NUMBER OF     TOTAL ASSETS IN
                                                ACCOUNTS IN    ACCOUNTS IN     ACCOUNTS IN      ACCOUNTS IN
NAME OF PORTFOLIO MANAGER  CATEGORY OF ACCOUNT   CATEGORY       CATEGORY        CATEGORY         CATEGORY
------------------------- --------------------- ----------- ------------------ -----------    ---------------
    Christopher Blake.... Registered Investment      7      $12,749,210,585.60      0               N/A
                          Companies
                          Other Pooled              16       $627,823,631.07        0               N/A
                          Investment Vehicles
                          Other Accounts            94      $1,319,701,988.75       0               N/A

    Gary Buesser......... Registered Investment      7      $12,749,210,585.60      0               N/A
                          Companies
                          Other Pooled              16       $627,823,631.07        0               N/A
                          Investment Vehicles
                          Other Accounts            94      $1,319,701,988.75       0               N/A

    Robert A. Failla..... Registered Investment      7      $12,749,210,584.60      0               N/A
                          Companies
                          Other Pooled              25      $1,663,632,682.81       0               N/A
                          Investment Vehicles
                          Other Accounts            61      $3,353,348,967.93       0               N/A

    Andrew D. Lacey...... Registered Investment      8      $12,758,113,009.52      0               N/A
                          Companies
                          Other Pooled              46      $1,206,837,196.55       0               N/A
                          Investment Vehicles
                          Other Accounts            489     $3,876,789,581.54       0               N/A

MATERIAL CONFLICTS OF INTEREST

   Although the potential for conflicts of interest exist when an investment adviser and portfolio managers manage other accounts with similar investment objectives and strategies as the Fund ("Similar Accounts"), Lazard has procedures in place that are designed to ensure that all accounts are treated fairly and that the Fund is not disadvantaged, including procedures regarding trade allocations and "conflicting trades" (e.g., long and short positions in the same security, as described below). In addition, the Fund, as a registered investment company, is subject to different regulations than certain of the Similar Accounts, and, consequently, may not be permitted to engage in all the investment techniques or transactions, or to engage in such techniques or transactions to the same degree, as the Similar Accounts.

   Potential conflicts of interest may arise because of Lazard's management of the Fund and Similar Accounts. For example, conflicts of interest may arise with both the aggregation and allocation of securities transactions and allocation of limited investment opportunities, as Lazard may be perceived as causing accounts it manages to participate in an offering to increase Lazard's overall allocation of securities in that offering, or to increase Lazard's ability to participate in future offerings by the same underwriter or issuer. Allocations of bunched trades, particularly trade orders that were only partially filled due to limited availability, and allocation of investment opportunities generally, could raise a potential conflict of interest, as Lazard may have an incentive to allocate securities that are expected to increase in value to preferred accounts. Initial public offerings, in particular, are frequently of very limited availability. Additionally, portfolio managers may be perceived to have a conflict of interest because of the large number of Similar Accounts, in addition to the Fund, that they are managing on behalf of Lazard. Although Lazard does not track each individual portfolio manager's time dedicated to each account, Lazard periodically reviews each portfolio manager's overall responsibilities to ensure that they are able to allocate the necessary time and resources to effectively manage the Fund. In addition, Lazard could be viewed as having a conflict of interest to the extent that Lazard and/or portfolios managers have a materially larger investment in a Similar Account than their investment in the Fund.

   A potential conflict of interest may be perceived to arise if transactions in one account closely follow related transactions in a different account, such as when a purchase increases the value of securities previously purchase by the other account, or when a sale in one account lowers the sale price received in a sale by a second account. Lazard manages hedge funds that are subject to performance/incentive fees. Certain hedge funds managed by Lazard may also be permitted to sell securities short. When Lazard engages in short sales of securities of the type in which the Fund invests, Lazard could be seen as harming the performance of the Fund for the benefit of the account engaging in short sales if the short sales cause the market value of the securities to fall. As described above, Lazard has procedures in place to address these conflicts. Additionally, Lazard currently does not have any portfolio managers that manage both hedge funds that engage in short sales and long-only accounts, including open-end and closed-end registered investment companies.

COMPENSATION

   Lazard's portfolio managers are generally responsible for managing multiple types of accounts that may, or may not, have similar investment objectives, strategies, risks and fees to those managed on behalf of the Fund. Portfolio managers responsible for managing the Fund may also manage sub-advised registered investment companies, collective investment trusts, unregistered funds and/or other pooled investment vehicles, separate accounts, separately managed account programs (often referred to as "wrap accounts") and model portfolios.

   Lazard compensates portfolio managers by a competitive salary and bonus structure, which is determined both quantitatively and qualitatively. Salary and bonus are paid in cash. Portfolio managers are compensated on the performance of the aggregate group of portfolios managed by them rather than for a specific fund or account. Various factors are considered in the determination of a portfolio manager's compensation. All of the portfolios managed by a portfolio manager are comprehensively evaluated to determine his or her positive and consistent performance contribution over time. Further factors include the amount of assets in the portfolios as well as qualitative aspects that reinforce Lazard's investment philosophy such as leadership, teamwork and commitment.

   Total compensation is not fixed, but rather is based on the following factors: (i) maintenance of current knowledge and opinions on companies owned in the portfolio; (ii) generation and development of new investment ideas, including the quality of security analysis and identification of appreciation catalysts; (iii) ability and willingness to develop and share ideas on a team basis; and (iv) the performance results of the portfolios managed by the investment team.

   Variable bonus is based on the portfolio manager's quantitative performance as measured by his or her ability to make investment decisions that contribute to the pre-tax absolute and relative returns of the accounts managed by them, by comparison of each account to a predetermined benchmark (as set forth in the prospectus) over the current fiscal year and the longer-term performance (3-, 5- or 10-year, if applicable) of such account, as well as performance of the account relative to peers. In addition, the portfolio manager's bonus can be influenced by subjective measurement of the manager's ability to help others make investment decisions.

   Portfolio managers also have an interest in the Lazard Asset Management LLC Equity Plan, an equity based incentive program for Lazard Asset Management. The plan offers permanent equity in Lazard Asset Management to a significant number of its professionals, including portfolio managers, as determined by the Board of Directors of Lazard Asset Management, from time to time. This plan gives certain Lazard employees a permanent equity interest in Lazard and an opportunity to participate in the future growth of Lazard.

   In addition, effective May 4, 2005, the Lazard Ltd 2005 Equity Incentive Plan was adopted and approved by the Board of Directors of Lazard Ltd. The purpose of this plan is to give the company a competitive advantage in attracting, retaining and motivating officers, employees, directors, advisors and/or consultants and to provide the company and its subsidiaries and affiliates with a stock plan providing incentives directly linked to shareholder value.

OWNERSHIP OF SECURITIES

                                  $10,001- $50,001- $100,001- $500,001-     OVER
PORTFOLIO MANAGER NONE $1-$10,000 $50,000  $100,000 $500,000  $1,000,000 $1,000,000
----------------- ---- ---------- -------- -------- --------- ---------- ----------
Christopher Blake  X

Gary Buesser.....
                   X

Robert A. Failla.  X

Andrew D. Lacey..  X

LEGG MASON PARTNERS AGGRESSIVE GROWTH PORTFOLIO

OTHER ACCOUNTS MANAGED

                                                                            ACCOUNTS WITH RESPECT TO WHICH
                                                                            THE ADVISORY FEE IS BASED ON THE
                                       OTHER ACCOUNTS MANAGED               PERFORMANCE OF THE ACCOUNT
                          ------------------------------------------------- --------------------------------
                                                 NUMBER OF  TOTAL ASSETS IN  NUMBER OF     TOTAL ASSETS IN
                                                ACCOUNTS IN   ACCOUNTS IN   ACCOUNTS IN      ACCOUNTS IN
NAME OF PORTFOLIO MANAGER  CATEGORY OF ACCOUNT   CATEGORY      CATEGORY      CATEGORY         CATEGORY
------------------------- --------------------- ----------- --------------- -----------    ---------------
     Richard Freeman..... Registered Investment     5       $12.48 Billion       0               N/A
                          Companies
                          Other Pooled              3       $0.38 Billion        0               N/A
                          Investment Vehicles
                          Other Accounts          54,023    $14.38 Billion       0               N/A

     Evan Bauman......... Registered Investment     3       $2.14 Billion        0               N/A
                          Companies
                          Other Pooled              3       $0.38 Billion        0               N/A
                          Investment Vehicles
                          Other Accounts          54,375    $15.19 Billion       0               N/A

MATERIAL CONFLICTS OF INTEREST

   Potential conflicts of interest may arise when a Fund's portfolio manager has day-to-day management responsibilities with respect to one or more other funds or other accounts, as is the case for certain of the portfolio managers listed in the table above.

   The investment adviser and the fund(s) have adopted compliance policies and procedures that are designed to address various conflicts of interest that may arise for the investment adviser and the individuals that it employs. For example, ClearBridge seeks to minimize the effects of competing interests for the time and attention of portfolio managers by assigning portfolio managers to manage funds and accounts that share a similar investment style. ClearBridge has also adopted trade allocation procedures that are designed to facilitate the fair allocation of limited investment opportunities among multiple funds and accounts. There is no guarantee, however, that the policies and procedures adopted by ClearBridge and the fund(s) will be able to detect and/or prevent every situation in which an actual or potential conflict may appear. These potential conflicts include:

ALLOCATION OF LIMITED TIME AND ATTENTION

   A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

ALLOCATION OF LIMITED INVESTMENT OPPORTUNITIES

   If a portfolio manager identifies a limited investment opportunity that may be suitable for multiple funds and/or accounts, the opportunity may be allocated among these several funds or accounts, which may limit a fund's ability to take full advantage of the investment opportunity.

PURSUIT OF DIFFERING STRATEGIES

   At times, a portfolio manager may determine that an investment opportunity may be appropriate for only some of the funds and/or accounts for which he or she exercises investment responsibility, or may decide that certain of the funds and/or accounts should take differing positions with respect to a particular security. In these cases, the portfolio manager may place separate transactions for one or more funds or accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other funds and/or accounts.

VARIATION IN COMPENSATION

   A conflict of interest may arise where the financial or other benefits available to the portfolio manager differ among the funds and/or accounts that he or she manages. If the structure of the investment adviser's management fee and/or the portfolio manager's compensation differs among funds and/or accounts (such as where certain funds or accounts pay higher management fees or performance-based management fees), the portfolio manager might be motivated to help certain funds and/or accounts over others. The portfolio manager might be motivated to favor funds and/or accounts in which he or she has an interest or in which the investment advisor and/or its affiliates have interests. Similarly, the desire to maintain or raise assets under management or to enhance the portfolio manager's performance record or to derive other rewards, financial or otherwise, could influence the portfolio manager to lend preferential treatment to those funds and/or accounts that could most significantly benefit the portfolio manager.

SELECTION OF BROKER/DEALERS

   Portfolio managers may be able to select or influence the selection of the brokers and dealers that are used to execute securities transactions for the funds and/or accounts that they supervise. In addition to executing trades, some brokers and dealers provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934), which may result in the payment of higher brokerage fees than might otherwise be available. These services may be more beneficial to certain funds or accounts than to others. Although the payment of brokerage commissions is subject to the requirement that the sub-adviser determines in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to the fund, a decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the funds and/or accounts managed. For this reason, the sub-adviser has formed a brokerage committee that reviews, among other things, the allocation of brokerage to broker/dealers, best execution and soft dollar usage.

RELATED BUSINESS OPPORTUNITIES

   The investment adviser or its affiliates may provide more services (such as distribution or recordkeeping) for some types of funds or accounts than for others. In such cases, a portfolio manager may benefit, either directly or indirectly, by devoting disproportionate attention to the management of fund and/or accounts that provide greater overall returns to the investment manager and its affiliates.

COMPENSATION

   ClearBridge Advisors, LLC ("ClearBridge") investment professionals receive base salary and other employee benefits and are eligible to receive incentive compensation. Base salary is fixed and typically determined based on market factors and the skill and experience of individual investment personnel.

   ClearBridge has implemented an investment management incentive and deferred compensation plan (the "Plan") for its investment professionals, including the fund's portfolio manager(s). Each investment professional works as a part of an investment team. The Plan is designed to align the objectives of ClearBridge investment professionals with those of fund shareholders and other ClearBridge clients. Under the Plan a "base incentive pool" is established for each team each year as a percentage of ClearBridge's revenue attributable to the team (largely management and related fees generated by funds and other accounts). A team's revenues are typically expected to increase or decrease depending on the effect that the team's investment performance as well as inflows and outflows have on the level of assets in the investment products managed by the team. The "base incentive pool" of a team is reduced by base salaries paid to members of the team and other employee expenses attributable to the team.

   The investment team's incentive pool is then adjusted to reflect its ranking among a "peer group" of non-ClearBridge investment managers and the team's pre-tax investment performance against the applicable product benchmark (e.g. a securities index and, with respect to a fund, the benchmark set forth in the fund's prospectus to which the fund's average annual total returns are compared or, if none, the benchmark set forth in the fund's annual report). Longer-term (5- year) performance will be more heavily weighted than shorter-term (1- year) performance in the calculation of the performance adjustment factor.

   The incentive pool for a team may also be adjusted based on other qualitative factors by the applicable ClearBridge Chief Investment Officer.). The incentive pool will be allocated by the applicable ClearBridge chief investment officer to the team leader and, based on the recommendations of the team leader, to the other members of the team.

   Up to 20% of an investment professional's annual incentive compensation is subject to deferral. Of that principal deferred award amount, 25% will accrue a return based on the hypothetical returns of the investment fund or product that is the primary focus of the investment professional's business activities with the Firm, 25% will accrue a return based on the hypothetical returns of an employee chosen composite fund, and 50% may be received in the form of Legg Mason restricted stock shares.

OWNERSHIP OF SECURITIES

                                  $10,001- $50,001- $100,001- $500,001-     OVER
PORTFOLIO MANAGER NONE $1-$10,000 $50,000  $100,000 $500,000  $1,000,000 $1,000,000
----------------- ---- ---------- -------- -------- --------- ---------- ----------
 Richard Freeman.  X

 Evan Bauman.....  X

LEGG MASON PARTNERS MANAGED ASSETS PORTFOLIO--BATTERYMARCH FINANCIAL MANAGEMENT, INC.

OTHER ACCOUNTS MANAGED

                                                                            ACCOUNTS WITH RESPECT TO WHICH
                                                                            THE ADVISORY FEE IS BASED ON THE
                                       OTHER ACCOUNTS MANAGED               PERFORMANCE OF THE ACCOUNT
                          ------------------------------------------------- --------------------------------
                                                 NUMBER OF  TOTAL ASSETS IN  NUMBER OF     TOTAL ASSETS IN
                                                ACCOUNTS IN   ACCOUNTS IN   ACCOUNTS IN      ACCOUNTS IN
NAME OF PORTFOLIO MANAGER  CATEGORY OF ACCOUNT   CATEGORY      CATEGORY      CATEGORY         CATEGORY
------------------------- --------------------- ----------- --------------- -----------    ---------------
 Yu-Nien (Charles) Ko,    Registered Investment     16      $4,931,248,213       0              N/A
   CFA................... Companies
                          Other Pooled              13      $1,006,333,474       2          $169,822,487
                          Investment Vehicles
                          Other Accounts            157     $9,146,891.171       9          $876,256,476

 Stephen A. Lanzendorf,   Registered Investment     16      $4,931,248,213       0              N/A
   CFA................... Companies
                          Other Pooled              13      $1,006,333,474       2          $169,822,487
                          Investment Vehicles
                          Other Accounts            157     $9,146,891.171       9          $876,256,476

MATERIAL CONFLICTS OF INTEREST

   Actual or potential conflicts may arise in managing the Funds in conjunction with the portfolios of Batterymarch's other clients. A brief description of some of the potential conflicts of interest and compliance factors that may arise as a result is included below. We do not believe any of these potential conflicts of interest and compliance factors pose significant risk to the Funds.

   Although Batterymarch believes that its compliance policies and procedures are appropriate to prevent or eliminate many potential conflicts of interest between Batterymarch, its related persons and clients, clients should be aware that no set of policies and procedures can possibly anticipate or relieve all potential conflicts of interest. Moreover, it is possible that additional potential conflicts of interest may exist that Batterymarch has not identified in the summary below.

ALLOCATION OF LIMITED INVESTMENT OPPORTUNITIES

   If an investment team identifies a limited investment opportunity (including initial public offerings) that may be suitable for multiple client accounts, the Funds may not be able to take full advantage of that opportunity due to liquidity constraints or other factors. Batterymarch has adopted policies and procedures designed to ensure that allocations of limited investment opportunities are conducted in a fair and equitable manner between client accounts.

   Although Batterymarch strives to ensure that client accounts managed under similar investment mandates have similar portfolio characteristics, Batterymarch does not "clone" client accounts (i.e., assemble multiple client accounts with identical portfolios of securities). As a result, the portfolio of securities held in any single client account may perform better or worse than the portfolio of securities held in another similarly managed client account.

ALLOCATION OF PARTIALLY-FILLED TRANSACTIONS IN SECURITIES

   Batterymarch often aggregates for execution as a single transaction orders for the purchase or sale of a particular security for multiple client accounts. If Batterymarch is unable to fill an aggregated order completely, but receives a partial fill, Batterymarch will typically allocate the transactions relating to the partially filled order to clients on a pro-rata basis with a minimum fill size. Batterymarch may make exceptions from this general policy from time to time based on factors such as the availability of cash, country/regional/sector allocation decisions, investment guidelines and restrictions, and the costs for minimal allocation actions.

OPPOSITE (I.E., CONTRADICTORY) TRANSACTIONS IN SECURITIES

   Batterymarch provides investment advisory services for various clients and under various investment mandates and may give advice, and take action, with respect to any of those clients that may differ from the advice given, or the timing or nature of action taken, with respect to any other individual client account.

   In the course of providing advisory services, Batterymarch may simultaneously recommend the sale of a particular security for one client account while recommending the purchase of the same or a similar security for another account. This may occur for a variety of reasons. For example, in order to raise cash to handle a redemption/withdrawal from a client account, Batterymarch may be forced to sell a security that is ranked a "buy" by its stock selection model.

   Certain Batterymarch portfolio managers that manage long-only portfolios also manage portfolios that sell securities short. As such, Batterymarch may purchase or sell a security in one or more of its long-only portfolios under management during the same day it executes an opposite transaction in the same or a similar security for one or more of its portfolios under management that hold securities short, and certain Batterymarch client account portfolios may contain securities sold short that are simultaneously held as long positions in certain of the long-only portfolios managed by Batterymarch. The stock selection model(s), risk controls and portfolio construction rules used by Batterymarch to manage its clients' long-only portfolios may differ from the model and rules that are used to manage client account portfolios that hold securities short. Because different stock selection models, risk controls and portfolio construction rules are used, it is possible that the same or similar securities may be ranked differently for different mandates and that the timing of trading in such securities may differ.

   Batterymarch has created certain compliance policies and procedures designed to minimize harm from such contradictory activities/events.

SELECTION OF BROKERS/DEALERS

   In selecting a broker or dealer, Batterymarch may choose a broker whose commission rate is in excess of that which another broker might have charged for the same transaction, based upon Batterymarch's judgment of that broker's superior execution capabilities and/or as a result of Batterymarch's perceived value of the broker's research services. Although Batterymarch does not participate in any traditional soft dollar arrangements whereby a broker purchases research from a third party on Batterymarch's behalf, Batterymarch does receive proprietary research services from brokers. Batterymarch generally seeks to achieve trade executions with brokers of the highest quality and at the lowest possible cost, although there can be no assurance that this objective will always be achieved. Batterymarch does not enter into any arrangements with brokers, formal or otherwise, regarding order flow as a result of research received. Clients should consider that there is a potential conflict of interest between their interests in obtaining best execution and an investment adviser's receipt of research from brokers selected by the investment adviser for trade executions. The proprietary research services which Batterymarch obtains from brokers may be used to service all of Batterymarch's clients and not just those clients paying commissions to brokers providing those research services, and not all proprietary research may be used by Batterymarch for the benefit of the one or more client accounts which paid commissions to a broker providing such research.

PERSONAL SECURITIES TRANSACTIONS

   Batterymarch allows its employees to trade in securities that it recommends to advisory clients, including the Funds. Batterymarch's supervised persons (to the extent not prohibited by Batterymarch's Code of Ethics) might buy, hold or sell securities or investment products (including interests in partnerships and investment companies) at or about the same time that Batterymarch is purchasing, holding or selling the same or similar securities or investment products for client account portfolios and the actions taken by such persons on a personal basis may be, or may be deemed to be, inconsistent with the actions taken by Batterymarch for its client accounts. Clients should understand that these activities might create a conflict of interest between Batterymarch, its supervised persons and its clients.

   Batterymarch employees may also invest in mutual funds, including the Funds, which are managed by Batterymarch. This may result in a potential conflict of interest since Batterymarch employees have knowledge of such funds' investment holdings, which is non-public information.

   To address this, Batterymarch has adopted a written Code of Ethics designed to prevent and detect personal trading activities that may interfere or conflict with client interests (including shareholders' interests in the Funds).

   Batterymarch and certain Batterymarch employees may also have ownership interests in certain other client accounts managed by Batterymarch, including pooled investment vehicles, that invest in long and short positions. Firm and employee ownership of such accounts may create additional potential conflicts of interest for Batterymarch.

COMPENSATION

   Compensation for investment professionals includes a combination of base salary, annual bonus and long-term incentive compensation, as well as generous benefits package made available to all Batterymarch employees on a non-discretionary basis. Specifically, the package includes:

    .  competitive base salaries;

    . individual performance-based bonuses based on the investment professionals' added value to the portfolios for which they are responsible measured on a one-, three- and five-year basis versus benchmarks and peer universes as well as their contributions to research, client service and new business development;

    .  corporate profit-sharing; and

    . a non-qualified deferred compensation plan that has a cliff-vesting provision with annual contributions. In order for an employee to receive any contribution, they must remain employed for at least 31 months after the initial award.

   Portfolio manager compensation is not tied to, nor increased or decreased as the direct result of, any performance fees that may be earned by Batterymarch. As noted above, compensation is not impacted by the investment performance of any one client account; all performance analysis is reviewed on an aggregate product basis. Portfolio managers do not receive a percentage of the revenue earned on any of Batterymarch's client portfolios.

OWNERSHIP OF SECURITIES

                                     $10,001- $50,001- $100,001- $500,001-     OVER
PORTFOLIO MANAGER    NONE $1-$10,000 $50,000  $100,000 $500,000  $1,000,000 $1,000,000
-----------------    ---- ---------- -------- -------- --------- ---------- ----------
Yu-Nien (Charles)
  Ko, CFA...........  X

Stephen A.
  Lanzendorf, CFA...
                      X

LEGG MASON PARTNERS MANAGED ASSETS PORTFOLIO--CLEARBRIDGE ADVISORS, LLC

OTHER ACCOUNTS MANAGED

                                                                            ACCOUNTS WITH RESPECT TO WHICH
                                                                            THE ADVISORY FEE IS BASED ON THE
                                       OTHER ACCOUNTS MANAGED               PERFORMANCE OF THE ACCOUNT
                          ------------------------------------------------- --------------------------------
                                                 NUMBER OF  TOTAL ASSETS IN  NUMBER OF     TOTAL ASSETS IN
                                                ACCOUNTS IN   ACCOUNTS IN   ACCOUNTS IN      ACCOUNTS IN
NAME OF PORTFOLIO MANAGER  CATEGORY OF ACCOUNT   CATEGORY      CATEGORY      CATEGORY         CATEGORY
------------------------- --------------------- ----------- --------------- -----------    ---------------
       Peter Luke........ Registered Investment      1       $0.07 Billion       0               N/A
                          Companies
                          Other Pooled               0            N/A            0               N/A
                          Investment Vehicles
                          Other Accounts             1       $0.28 Billion       0               N/A

MATERIAL CONFLICTS OF INTEREST

   Potential conflicts of interest may arise when a Fund's portfolio manager has day-to-day management responsibilities with respect to one or more other funds or other accounts, as is the case for certain of the portfolio managers listed in the table above.

   The investment adviser and the fund(s) have adopted compliance policies and procedures that are designed to address various conflicts of interest that may arise for the investment adviser and the individuals that it employs. For example, ClearBridge seeks to minimize the effects of competing interests for the time and attention of portfolio managers by assigning portfolio managers to manage funds and accounts that share a similar investment style. ClearBridge has also adopted trade allocation procedures that are designed to facilitate the fair allocation of limited investment opportunities among multiple funds and accounts. There is no guarantee, however, that the policies and procedures adopted by ClearBridge and the fund(s) will be able to detect and/or prevent every situation in which an actual or potential conflict may appear. These potential conflicts include:

ALLOCATION OF LIMITED TIME AND ATTENTION

   A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

ALLOCATION OF LIMITED INVESTMENT OPPORTUNITIES

   If a portfolio manager identifies a limited investment opportunity that may be suitable for multiple funds and/or accounts, the opportunity may be allocated among these several funds or accounts, which may limit a fund's ability to take full advantage of the investment opportunity.

PURSUIT OF DIFFERING STRATEGIES

   At times, a portfolio manager may determine that an investment opportunity may be appropriate for only some of the funds and/or accounts for which he or she exercises investment responsibility, or may decide that certain of the funds and/or accounts should take differing positions with respect to a particular security. In these cases, the portfolio manager may place separate transactions for one or more funds or accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other funds and/or accounts.

VARIATION IN COMPENSATION

   A conflict of interest may arise where the financial or other benefits available to the portfolio manager differ among the funds and/or accounts that he or she manages. If the structure of the investment adviser's management fee and/or the portfolio manager's compensation differs among funds and/or accounts (such as where certain funds or accounts pay higher management fees or performance-based management fees), the portfolio manager might be motivated to help certain funds and/or accounts over others. The portfolio manager might be motivated to favor funds and/or accounts in which he or she has an interest or in which the investment advisor and/or its affiliates have interests. Similarly, the desire to maintain or raise assets under management or to enhance the portfolio manager's performance record or to derive other rewards, financial or otherwise, could influence the portfolio manager to lend preferential treatment to those funds and/or accounts that could most significantly benefit the portfolio manager.

SELECTION OF BROKER/DEALERS

   Portfolio managers may be able to select or influence the selection of the brokers and dealers that are used to execute securities transactions for the funds and/or accounts that they supervise. In addition to executing trades, some brokers and dealers provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934), which may result in the payment of higher brokerage fees than might otherwise be available. These services may be more beneficial to certain funds or accounts than to others. Although the payment of brokerage commissions is subject to the requirement that the sub-adviser determines in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to the fund, a decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the funds and/or accounts managed. For this reason, the sub-adviser has formed a brokerage committee that reviews, among other things, the allocation of brokerage to broker/dealers, best execution and soft dollar usage.

RELATED BUSINESS OPPORTUNITIES

   The investment adviser or its affiliates may provide more services (such as distribution or recordkeeping) for some types of funds or accounts than for others. In such cases, a portfolio manager may benefit, either directly or indirectly, by devoting disproportionate attention to the management of fund and/or accounts that provide greater overall returns to the investment manager and its affiliates.

COMPENSATION

   ClearBridge Advisors, LLC ("ClearBridge") investment professionals receive base salary and other employee benefits and are eligible to receive incentive compensation. Base salary is fixed and typically determined based on market factors and the skill and experience of individual investment personnel.

   ClearBridge has implemented an investment management incentive and deferred compensation plan (the "Plan") for its investment professionals, including the fund's portfolio manager(s). Each investment professional works as a part of an investment team. The Plan is designed to align the objectives of ClearBridge investment professionals with those of fund shareholders and other ClearBridge clients. Under the Plan a "base incentive pool" is established for each team each year as a percentage of ClearBridge's revenue attributable to the team (largely management and related fees generated by funds and other accounts). A team's revenues are typically expected to increase or decrease depending on the effect that the team's investment performance as well as inflows and outflows have on the level of assets in the investment products managed by the team. The "base incentive pool" of a team is reduced by base salaries paid to members of the team and other employee expenses attributable to the team.

   The investment team's incentive pool is then adjusted to reflect its ranking among a "peer group" of non-ClearBridge investment managers and the team's pre-tax investment performance against the applicable product benchmark (e.g. a securities index and, with respect to a fund, the benchmark set forth in the fund's prospectus to which the fund's average annual total returns are compared or, if none, the benchmark set forth in the fund's annual report). Longer-term (5- year) performance will be more heavily weighted than shorter-term (1- year) performance in the calculation of the performance adjustment factor.

   The incentive pool for a team may also be adjusted based on other qualitative factors by the applicable ClearBridge Chief Investment Officer.). The incentive pool will be allocated by the applicable ClearBridge chief investment officer to the team leader and, based on the recommendations of the team leader, to the other members of the team.

   Up to 20% of an investment professional's annual incentive compensation is subject to deferral. Of that principal deferred award amount, 25% will accrue a return based on the hypothetical returns of the investment fund or product that is the primary focus of the investment professional's business activities with the Firm, 25% will accrue a return based on the hypothetical returns of an employee chosen composite fund, and 50% may be received in the form of Legg Mason restricted stock shares.

OWNERSHIP OF SECURITIES

                                  $10,001- $50,001- $100,001- $500,001-     OVER
PORTFOLIO MANAGER NONE $1-$10,000 $50,000  $100,000 $500,000  $1,000,000 $1,000,000
----------------- ---- ---------- -------- -------- --------- ---------- ----------
   Peter Luke....  X

LEGG MASON PARTNERS MANAGED ASSETS PORTFOLIO--WESTERN ASSET MANAGEMENT CO.

OTHER ACCOUNTS MANAGED

                                                                             ACCOUNTS WITH RESPECT TO WHICH
                                                                             THE ADVISORY FEE IS BASED ON THE
                                       OTHER ACCOUNTS MANAGED*               PERFORMANCE OF THE ACCOUNT
                          -------------------------------------------------- --------------------------------
                                                 NUMBER OF  TOTAL ASSETS IN   NUMBER OF     TOTAL ASSETS IN
                                                ACCOUNTS IN   ACCOUNTS IN    ACCOUNTS IN      ACCOUNTS IN
NAME OF PORTFOLIO MANAGER  CATEGORY OF ACCOUNT   CATEGORY      CATEGORY       CATEGORY         CATEGORY
------------------------- --------------------- ----------- ---------------- -----------    ---------------
   S. Kenneth Leech...... Registered Investment    114      $121,699,159,434     0                N/A
                          Companies
                          Other Pooled             239      $211,995,391,168     0                N/A
                          Investment Vehicles
                          Other Accounts           1069     $300,567,840,634     95         $32,730,534,560

   Stephen A. Walsh...... Registered Investment    114      $121,699,159,434     0                N/A
                          Companies
                          Other Pooled             239      $211,995,391,168     0                N/A
                          Investment Vehicles
                          Other Accounts           1069     $300,567,840,634     95         $32,730,534,560

   Carl L. Eichstaedt.... Registered Investment     12       $3,777,602,394      0                N/A
                          Companies
                          Other Pooled              6        $1,841,238,845      0                N/A
                          Investment Vehicles
                          Other Accounts            98      $20,235,499,347      3          $1,075,804,167

                                                                            ACCOUNTS WITH RESPECT TO WHICH
                                                                            THE ADVISORY FEE IS BASED ON THE
                                       OTHER ACCOUNTS MANAGED*              PERFORMANCE OF THE ACCOUNT
                          ------------------------------------------------- --------------------------------
                                                 NUMBER OF  TOTAL ASSETS IN  NUMBER OF     TOTAL ASSETS IN
                                                ACCOUNTS IN   ACCOUNTS IN   ACCOUNTS IN      ACCOUNTS IN
NAME OF PORTFOLIO MANAGER  CATEGORY OF ACCOUNT   CATEGORY      CATEGORY      CATEGORY         CATEGORY
------------------------- --------------------- ----------- --------------- -----------    ---------------
    Edward A. Moody...... Registered Investment     3        $821,445,674        0              N/A
                          Companies
                          Other Pooled              1         $64,451,154        0              N/A
                          Investment Vehicles
                          Other Accounts            88      $17,049,446,178      8         $3,137,049,788

    Mark S. Lindbloom.... Registered Investment     6       $2,731,229,151       0              N/A
                          Companies
                          Other Pooled              3        $242,076,056        0              N/A
                          Investment Vehicles
                          Other Accounts            32      $7,188,685,801       4         $1,302,805,250

--------
* The numbers above reflect the overall number of portfolios managed by Western Asset. Mr. Leech and Mr. Walsh are involved in the management of all the Firm's portfolios, but they are not solely responsible for particular portfolios. Western's investment discipline emphasizes a team approach that combines the efforts of groups of specialists working in different market sectors. The individuals that have been identified are responsible for overseeing implementation of the Firm's overall investment ideas and coordinating the work of the various sector teams. This structure ensures that client portfolios benefit from a consensus that draws on the expertise of all team members.

MATERIAL CONFLICTS OF INTEREST

   Western has identified several potential conflicts of interest that could directly impact client portfolios. For example, potential conflicts of interest may arise in connection with the management of multiple portfolios (including portfolios managed in a personal capacity). These could include potential conflicts of interest related to the knowledge and timing of a portfolio's trades, investment opportunities and broker selection. Portfolio managers are privy to the size, timing, and possible market impact of a portfolio's trades.

   It is possible that an investment opportunity may be suitable for both a portfolio and other accounts managed by a portfolio manager, but may not be available in sufficient quantities for both the portfolio and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by a portfolio and another account. A conflict may arise where the portfolio manager may have an incentive to treat an account preferentially as compared to a portfolio because the account pays a performance-based fee or the portfolio manager, the Advisers or an affiliate has an interest in the account. The Firm has adopted procedures for allocation of portfolio transactions and investment opportunities across multiple client accounts on a fair and equitable basis over time. All eligible accounts that can participate in a trade share the same price on a pro-rata allocation basis to ensure that no conflict of interest occurs. Trades are allocated among similarly managed accounts to maintain consistency of portfolio strategy, taking into account cash availability, investment restrictions and guidelines, and portfolio composition versus strategy.

   With respect to securities transactions for mutual funds, the Adviser determines which broker or dealer to use to execute each order, consistent with their duty to seek best execution of the transaction. However, with respect to certain other accounts (such as pooled investment vehicles that are not registered investment companies and other accounts managed for organizations and individuals), the Firm may be limited by the client with respect to the selection of brokers or dealers or may be instructed to direct trades through a particular broker or dealer. In these cases, trades for a portfolio in a particular security may be placed separately from, rather than aggregated with, such other accounts. Having separate transactions with respect to a security may temporarily affect the market price of the security or the execution of the transaction, or both, to the possible detriment of a portfolio or the other account(s) involved. Additionally, the management of multiple portfolios and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each portfolio and/or other account. Western's team approach to portfolio management and block trading approach works to limit this potential risk.

   The Firm also maintains a gift and entertainment policy to address the potential for a business contact to give gifts or host entertainment events that may influence the business judgment of an employee. Employees are permitted to retain gifts of only a nominal value and are required to make reimbursement for entertainment events above a certain value. All gifts (except those of a de minimums value) and entertainment events that are given or sponsored by a business contact are required to be reported in a gift and entertainment log which is reviewed on a regular basis for possible issues.

   Employees of the Firm have access to transactions and holdings information regarding client accounts and the Firm's overall trading activities. This information represents a potential conflict of interest because employees may take advantage of this information as they trade in their personal accounts. Accordingly, the Firm maintains a Code of Ethics that is compliant with Rule 17j-1 and Rule 204A-1 to address personal trading. In addition, the Code of Ethics seeks to establish broader principles of good conduct and fiduciary responsibility in all aspects of the Firm's business. The Code of Ethics is administered by the Legal and Compliance Department and monitored through the Firm's compliance monitoring program.

   The Firm may also face other potential conflicts of interest with respect to managing client assets, and the description above is not a complete description of every conflict of interest that could be deemed to exist. As a general matter, the Firm has adopted compliance policies and procedures to address a wide range of potential conflicts of interest.

COMPENSATION

   At Western, one compensation methodology covers all products and functional areas.

   The Firm's methodology assigns each position a total compensation "target" which is derived from annual market surveys that benchmark each role with their job function and peer universe. This method is designed to reward employees with total compensation reflective of the external market value of their skills, experience, and ability to produce desired results.

   Standard compensation includes competitive base salaries, generous employee benefits, and a retirement plan which includes an employer match and discretionary profit sharing.

   In addition, employees are eligible for bonuses. These are structured to reward sector specialists for contributions to the Firm as well as relative performance of their specific portfolios/product and are determined by the professional's job function and performance as measured by a formal review process. All bonuses are completely discretionary, and usually distributed in May. This is described in more details below:

    . Incentive compensation is based on individual performance, team performance and the performance of the company. Western's philosophy is to reward its employees through Total Compensation. Total Compensation is reflective of the external market value for skills, experience, ability to produce results, and the performance of one's group and the Firm as a whole.

    . Incentive compensation is the primary focus of management decisions when determining Total Compensation. The components of Total Compensation include benefits, base salary, incentive compensation and assets under management (AUM) bonuses. Incentive Compensation is based on the success of the Firm and one's team, and personal contribution to that success. Incentive compensation is paid annually and is fully discretionary. AUM bonuses are discretionary awards paid to eligible employees on an annual basis. AUM bonuses are calculated according to the company's annual AUM growth.

    . Western offers a Long Term Incentive Plan, which affords eligible employees the opportunity to earn additional long-term compensation from discretionary contributions which will be made on their behalf. These contributions are made by Western Asset and are paid to the employee if he/she remains employed with Western Asset until the discretionary contributions become vested. The Discretionary Contributions allocated to the employee will be credited with tax-deferred investment earnings indexed against mutual fund options or other investment options selected by Western Asset. Discretionary Contributions made to the Plan will be placed in a special trust (known as a rabbi trust) that restricts management's use and of access to the money.

    . Under certain pre-existing arrangements, key professionals are paid incentives in recognition of outstanding performance. These incentives may include Legg Mason stock options.

OWNERSHIP OF SECURITIES

                                     $10,001- $50,001- $100,001- $500,001-     OVER
PORTFOLIO MANAGER    NONE $1-$10,000 $50,000  $100,000 $500,000  $1,000,000 $1,000,000
-----------------    ---- ---------- -------- -------- --------- ---------- ----------
S. Kenneth Leech....  X
Stephen A. Walsh....  X
Carl L. Eichstaedt..  X
Edward A. Moody.....  X
Mark S. Lindbloom...  X

LEGG MASON VALUE EQUITY PORTFOLIO

OTHER ACCOUNTS MANAGED

                                                                            ACCOUNTS WITH RESPECT TO WHICH
                                                                            THE ADVISORY FEE IS BASED ON THE
                                       OTHER ACCOUNTS MANAGED               PERFORMANCE OF THE ACCOUNT
                          ------------------------------------------------- --------------------------------
                                                 NUMBER OF  TOTAL ASSETS IN  NUMBER OF     TOTAL ASSETS IN
                                                ACCOUNTS IN   ACCOUNTS IN   ACCOUNTS IN      ACCOUNTS IN
NAME OF PORTFOLIO MANAGER  CATEGORY OF ACCOUNT   CATEGORY      CATEGORY      CATEGORY         CATEGORY
------------------------- --------------------- ----------- --------------- -----------    ---------------
     Mary Chris Gay*..... Registered Investment     7        $5.1 Billion        0              N/A
                          Companies
                          Other Pooled              13       $4.1 Billion        0              N/A
                          Investment Vehicles
                          Other Accounts            5        $1.2 Billion        1          $295 Million

--------
* Bill Miller, Chief Investment Officer of Legg Mason Capital Management, Inc. ("LMCM"), manages a master portfolio that serves as a model for the Fund. Ms. Gay, however, is solely responsible for the day-to-day management of the Fund and for implementing the investment strategies pursued by the master portfolio, subject to the Fund's investment objectives, restrictions, cash flows, and other considerations.

MATERIAL CONFLICTS OF INTEREST

   The portfolio manager has day-to-day management responsibility for multiple accounts, which may include mutual funds, separately managed advisory accounts, commingled trust accounts, offshore funds, and insurance company separate accounts. The management of multiple accounts by the portfolio manager may create the potential for conflicts to arise. For example, even though all accounts in the same investment style are managed similarly, the portfolio manager make investment decisions for each account based on the investment guidelines, cash flows, and other factors that the manager believes are applicable to that account. Consequently, the portfolio manager may purchase (or sell) the same security for multiple accounts at different times. A portfolio manager may also manage accounts whose style, objectives, and policies differ from those of the Fund. Trading activity appropriate for one account managed by the portfolio manager may have adverse consequences for another account managed by the portfolio manager. For example, if an account were to sell a significant position in a security, that sale could cause the market price of the security to decrease, while the Fund maintained its position in the security. A potential conflict may also arise when a portfolio manager is responsible for accounts that have different advisory fees--the difference in the fees may create an incentive for the portfolio manager to favor one account over another, for example, in terms of access to investment opportunities of limited availability. This conflict may be heightened where an account is subject to a performance-based fee. A portfolio manager's personal investing may also give rise to potential conflicts of interest. Legg Mason Capital Management, Inc. has adopted brokerage, trade allocation, personal investing and other policies and procedures that it believes are reasonably designed to address the potential conflicts of interest described above.

COMPENSATION

   The Portfolio Manager is paid a fixed base salary and a bonus. Bonus compensation is reviewed annually and is determined by a number of factors, including the total value of the assets, and the growth in assets, managed by the Portfolio Manager (these are a function of performance, retention of assets, and flows of new assets), the Portfolio Manager's contribution to the investment manager's research process, and trends in industry compensation levels and practices.

   The Portfolio Manager is also eligible to receive stock options from Legg Mason based upon an assessment of the Portfolio Manager's contribution to the success of the company, as well employee benefits, including, but not limited to, health care and other insurance benefits, participation in the Legg Mason 401(k) program, and participation in other Legg Mason deferred compensation plans.

OWNERSHIP OF SECURITIES

                                  $10,001- $50,001- $100,001- $500,001-     OVER
PORTFOLIO MANAGER NONE $1-$10,000 $50,000  $100,000 $500,000  $1,000,000 $1,000,000
----------------- ---- ---------- -------- -------- --------- ---------- ----------
 Mary Chris Gay..  X

LOOMIS SAYLES GLOBAL MARKETS PORTFOLIO

OTHER ACCOUNTS MANAGED

                                                                              ACCOUNTS WITH RESPECT TO WHICH
                                                                              THE ADVISORY FEE IS BASED ON THE
                                        OTHER ACCOUNTS MANAGED                PERFORMANCE OF THE ACCOUNT
                          --------------------------------------------------- --------------------------------
                                                 NUMBER OF   TOTAL ASSETS IN   NUMBER OF     TOTAL ASSETS IN
                                                ACCOUNTS IN    ACCOUNTS IN    ACCOUNTS IN      ACCOUNTS IN
NAME OF PORTFOLIO MANAGER  CATEGORY OF ACCOUNT   CATEGORY       CATEGORY       CATEGORY         CATEGORY
------------------------- --------------------- ----------- ----------------- -----------    ---------------
    Mark B. Baribeau..... Registered Investment     10      $3,216,768,503.41      0               N/A
                          Companies
                          Other Pooled               7      $1,434,131,656.58      1         $157,756,501.34
                          Investment Vehicles
                          Other Accounts            151     $4,768,989,359.62      0               N/A

                                                                               ACCOUNTS WITH RESPECT TO WHICH
                                                                               THE ADVISORY FEE IS BASED ON THE
                                         OTHER ACCOUNTS MANAGED                PERFORMANCE OF THE ACCOUNT
                          ---------------------------------------------------- --------------------------------
                                                 NUMBER OF   TOTAL ASSETS IN    NUMBER OF     TOTAL ASSETS IN
                                                ACCOUNTS IN    ACCOUNTS IN     ACCOUNTS IN      ACCOUNTS IN
NAME OF PORTFOLIO MANAGER  CATEGORY OF ACCOUNT   CATEGORY       CATEGORY        CATEGORY         CATEGORY
------------------------- --------------------- ----------- ------------------ -----------    ---------------
     Daniel J. Fuss...... Registered Investment     15      $30,446,315,874.80      0               N/A
                          Companies
                          Other Pooled              4        $485,263,420.10        0               N/A
                          Investment Vehicles
                          Other Accounts            81      $10,315,967,707.74      4         $892,201,221.93

     Warren Koontz....... Registered Investment     4       $1,058,730,009.17       0               N/A
                          Companies
                          Other Pooled              0              N/A              0               N/A
                          Investment Vehicles
                          Other Accounts            94      $1,595,044,905.95       0               N/A

     David Rolley........ Registered Investment     3       $1,994,030,960.35       0               N/A
                          Companies
                          Other Pooled              6        $880,038,991.20        1         $340,153,526.18
                          Investment Vehicles
                          Other Accounts            40      $7,254,641,275.05       3         $676,495,292.18

MATERIAL CONFLICTS OF INTEREST

   The fact that a portfolio manager manages a mutual fund as well as other accounts creates the potential for conflicts of interest. A portfolio manager potentially could give favorable treatment to some accounts for a variety of reasons, including favoring larger accounts, accounts that pay higher fees, accounts that pay performance-based fees or accounts of affiliated companies. Such favorable treatment could lead to more favorable investment opportunities for some accounts. Loomis Sayles makes investment decisions for all accounts (including institutional accounts, mutual funds, hedge funds and affiliated accounts) based on each account's specific investment objectives, guidelines, restrictions and circumstances and other relevant factors, such as the size of an available investment opportunity, the availability of other comparable investment opportunities and Loomis Sayles' desire to treat all accounts fairly and equitably over time. In addition, Loomis Sayles maintains trade allocation and aggregation policies and procedures to address this potential conflict.

COMPENSATION

   Loomis Sayles believes that portfolio manager compensation should be driven primarily by the delivery of consistent and superior long-term performance for its clients. Portfolio manager compensation is made up of three main components--base salary, variable compensation and a long-term incentive program. Although portfolio manager compensation is not directly tied to assets under management, a portfolio manager's base salary and/or variable compensation potential may reflect the amount of assets for which the manager is responsible relative to other portfolio managers. Loomis Sayles also offers a profit sharing plan.

BASE SALARY

   A fixed amount based on a combination of factors including industry experience, firm experience, job performance and market considerations.

VARIABLE COMPENSATION

   An incentive-based component and generally represents a significant multiple of base salary. It is based on four factors--investment performance, profit growth of the firm, profit growth of the manager's business unit and team commitment. Investment performance is the primary component and generally represents at least 60% of the total for fixed income managers and 70% for equity managers. The other three factors are used to determine the remainder of variable compensation, subject to the discretion of the group's Chief Investment Officer (CIO) and senior management. The CIO and senior management evaluate these other factors annually.

FIXED INCOME MANAGERS

   While mutual fund performance and asset size do not directly contribute to the compensation calculation, investment performance for fixed income managers is measured by comparing the performance of the firm's institutional composite (pre-tax and net of fees) in the manager's style to the performance of an external benchmark and a customized peer group. The benchmarks used for the fixed income investment styles utilized for the Loomis Sayles Global Markets Portfolio are the Lehman Government/Credit Index, Lehman Global Aggregate Index and Citigroup World Government Bond Index.

   The customized peer group is created by the firm and is made up of institutional managers in the particular investment style. A manager's relative performance for the past five years is used to calculate the amount of variable compensation payable due to performance. To ensure consistency, the firm analyzes the five-year performance on a rolling three-year basis. If a manager is responsible for more than one product, the rankings of each product are weighted based on relative asset size of accounts represented in each product.

   Loomis Sayles uses both an external benchmark and a customized peer group as measuring sticks for fixed income manager performance because it believes they represent an appropriate combination of the competitive fixed income product universe and the investment styles offered by the firm.

   Mr. Fuss's compensation is also based on his overall contributions to the firm in his various roles as Senior Portfolio Manager, Vice Chairman and Director. As a result of these factors, the contribution of investment performance to Mr. Fuss' total variable compensation may be significantly lower the percentage reflected above.

EQUITY MANAGERS

   While mutual fund performance and asset size do not directly contribute to the compensation calculation, investment performance for equity managers is measured by comparing the performance of the firm's institutional composite (pre-tax and net of fees) in the manager's style to the performance of a peer group of institutional managers in that style. A manager's performance relative to the peer group for the 1, 3 and 5 year periods is used to calculate the amount of variable compensation payable due to performance. Longer-term performance (3 and 5 years) combined is weighted more than shorter-term performance (1 year). If a manager is responsible for more than one product, the rankings of each product are weighted based on relative asset size of accounts represented in each product. An external benchmark is used as a secondary comparison. The benchmarks used for the equity investment styles utilized for the Loomis Sayles Global Market Portfolio are the Russell 1000 Value Index and the Russell 1000 Growth Index.

   Loomis Sayles uses the institutional peer groups as the primary measuring stick for equity manager performance because it believes they represent the most competitive product universe while closely matching the investment styles offered by the firm. Loomis Sayles considers the institutional composite an accurate proxy for the performance of each investment style.

EQUITY AND FIXED INCOME MANAGERS

   Loomis Sayles has developed and implemented two long-term incentive plans to attract and retain investment talent. These plans supplement existing compensation. The first plan has several important components distinguishing it from traditional equity ownership plans:

    . the plan grants units that entitle participants to an annual payment based on a percentage of company earnings above an established threshold;

    . upon retirement a participant will receive a multi-year payout for his or her vested units;

    . participation is contingent upon signing an award agreement, which includes a non-compete covenant.

   The second plan also is similarly constructed although the participants' annual participation in company earnings is deferred for three years from the time of award and is only payable if the portfolio manager remains at Loomis Sayles. In this plan, there is no post-retirement payments or non-compete covenants.

   Senior management expects that the variable compensation portion of overall compensation will continue to remain the largest source of income for those investment professionals included in the plan.

   The plan is initially offered to portfolio managers and over time the scope of eligibility is likely to widen. Management has full discretion on what units are issued and to whom.

   Portfolio managers also participate in the Loomis Sayles profit sharing plan, in which Loomis Sayles makes a contribution to the retirement plan of each employee based on a percentage of base salary (up to a maximum amount). The portfolio managers also participate in the Loomis Sayles defined benefit pension plan, which applies to all Loomis Sayles employees who joined the firm prior to May 3, 2003. The defined benefit is based on years of service and base compensation (up to a maximum amount).

OWNERSHIP OF SECURITIES

                                  $10,001- $50,001- $100,001- $500,001-     OVER
PORTFOLIO MANAGER NONE $1-$10,000 $50,000  $100,000 $500,000  $1,000,000 $1,000,000
----------------- ---- ---------- -------- -------- --------- ---------- ----------
Mark B. Baribeau.  X

Daniel J. Fuss...
                   X

Warren Koontz....
                   X

David Rolley.....
                   X

LORD ABBETT BOND DEBENTURE PORTFOLIO

OTHER ACCOUNTS MANAGED

                                                                              ACCOUNTS WITH RESPECT TO WHICH
                                                                              THE ADVISORY FEE IS BASED ON THE
                                        OTHER ACCOUNTS MANAGED                PERFORMANCE OF THE ACCOUNT
                          --------------------------------------------------- --------------------------------
                                                 NUMBER OF   TOTAL ASSETS IN   NUMBER OF     TOTAL ASSETS IN
                                                ACCOUNTS IN    ACCOUNTS IN    ACCOUNTS IN      ACCOUNTS IN
NAME OF PORTFOLIO MANAGER  CATEGORY OF ACCOUNT   CATEGORY       CATEGORY       CATEGORY         CATEGORY
------------------------- --------------------- ----------- ----------------- -----------    ---------------
  Christopher J. Towle... Registered Investment     13      $13,498.5 Million      0               N/A
                          Companies
                          Other Pooled               3       $983.1 Million        0               N/A
                          Investment Vehicles
                          Other Accounts           4,434    $2,488.2 Million       0               N/A

MATERIAL CONFLICTS OF INTEREST

   Conflicts of interest may arise in connection with the investment managers' management of the investments of the Portfolios and the investments of the other accounts included in the table above. Such conflicts may arise with respect to the allocation of investment opportunities among the Portfolios and other accounts with similar investment objectives and policies. An investment manager potentially could use information concerning a Portfolio's transactions to the advantage of other accounts and to the detriment of the Portfolios. To address these potential conflicts of interest, Lord Abbett has adopted and implemented a number of policies and procedures. Lord Abbett has adopted Policies and Procedures for Evaluating Best Execution of Equity Transactions, as well as Trading Practices/Best Execution Procedures. The objective of these policies and procedures is to ensure the fair and equitable treatment of transactions and allocation of investment opportunities on behalf of all accounts managed by Lord Abbett. In addition, Lord Abbett's Code of Ethics sets forth general principles for the conduct of employee personal securities transactions in a manner that avoids any actual or potential conflicts of interest with the interests of Lord Abbett's clients including the Portfolios. Moreover, Lord Abbett's Statement of Policy and Procedures on Receipt and Use of Inside Information sets forth procedures for personnel to follow when they have inside information. Lord Abbett is not affiliated with a full service broker-dealer and therefore does not execute any portfolio transactions through such an entity, a structure that could give rise to additional conflicts. Lord Abbett does not conduct any investment bank functions and does not manage any hedge funds. Lord Abbett does not believe that any material conflicts of interest exist in connection with the investment managers' management of the investments of the Portfolios and the investments of the other accounts referenced in the table above.

COMPENSATION

   Lord Abbett compensates its investment managers on the basis of salary, bonus and profit sharing plan contributions. The level of compensation takes into account the investment manager's experience, reputation and competitive market rates.

   Fiscal year-end bonuses, which can be a substantial percentage of base level compensation, are determined after an evaluation of various factors. These factors include the investment manager's investment results and style consistency, the dispersion among portfolios with similar objectives, the risk taken to achieve the portfolio returns, and similar factors. Investment results are evaluated based on an assessment of the investment manager's three- and five-year investment returns on a pre-tax basis vs. both the appropriate style benchmarks and the appropriate peer group rankings. Finally, there is a component of the bonus that reflects leadership and management of the investment team. The evaluation does not follow a formulaic approach, but rather is reached following a review of these factors. No part of the bonus payment is based on the investment manager's assets under management, the revenues generated by those assets, or the profitability of the investment manager's unit. Lord Abbett does not manage hedge funds. Lord Abbett may designate a bonus payment of a manager for participation in the firm's senior incentive compensation plan, which provides for a deferred payout over a five-year period. The plan's earnings are based on the overall asset growth of the firm as a whole. Lord Abbett believes this incentive focuses investment managers on the impact their portfolio's performance has on the overall reputation of the firm as a whole and encourages exchanges of investment ideas among investment professionals managing different mandates.

   Lord Abbett provides a 401(k) profit-sharing plan for all eligible employees. Contributions to an investment manager's profit-sharing account are based on a percentage of the investment manager's total base and bonus paid during the fiscal year, subject to a specified maximum amount. The assets of this profit-sharing plan are entirely invested in Lord Abbett-sponsored funds.

OWNERSHIP OF SECURITIES

                                     $10,001- $50,001- $100,001- $500,001-     OVER
PORTFOLIO MANAGER    NONE $1-$10,000 $50,000  $100,000 $500,000  $1,000,000 $1,000,000
-----------------    ---- ---------- -------- -------- --------- ---------- ----------
Christopher J. Towle  X

LORD ABBETT GROWTH AND INCOME PORTFOLIO

OTHER ACCOUNTS MANAGED

                                                                               ACCOUNTS WITH RESPECT TO WHICH
                                                                               THE ADVISORY FEE IS BASED ON THE
                                         OTHER ACCOUNTS MANAGED                PERFORMANCE OF THE ACCOUNT
                          ---------------------------------------------------- --------------------------------
                                                 NUMBER OF   TOTAL ASSETS IN    NUMBER OF     TOTAL ASSETS IN
                                                ACCOUNTS IN    ACCOUNTS IN     ACCOUNTS IN      ACCOUNTS IN
NAME OF PORTFOLIO MANAGER  CATEGORY OF ACCOUNT   CATEGORY       CATEGORY        CATEGORY         CATEGORY
------------------------- --------------------- ----------- ------------------ -----------    ---------------
     Eli M. Salzmann..... Registered Investment      9      $22,662.4 Million       0               N/A
                          Companies
                          Other Pooled               8        $458.4 Million        0               N/A
                          Investment Vehicles
                          Other Accounts          40,881*   $17,331.5* Million      0               N/A

--------
* Included in the number of accounts and total assets is 1 account with respect to which the management fee is based on the performance of the account; such account totals approximately $276.0 million in total assets.

MATERIAL CONFLICTS OF INTEREST

   Conflicts of interest may arise in connection with the investment managers' management of the investments of the Portfolios and the investments of the other accounts included in the table above. Such conflicts may arise with respect to the allocation of investment opportunities among the Portfolios and other accounts with similar investment objectives and policies. An investment manager potentially could use information concerning a Portfolio's transactions to the advantage of other accounts and to the detriment of the Portfolios. To address these potential conflicts of interest, Lord Abbett has adopted and implemented a number of policies and procedures. Lord Abbett has adopted Policies and Procedures for Evaluating Best Execution of Equity Transactions, as well as Trading Practices/Best Execution Procedures. The objective of these policies and procedures is to ensure the fair and equitable treatment of transactions and allocation of investment opportunities on behalf of all accounts managed by Lord Abbett. In addition, Lord Abbett's Code of Ethics sets forth general principles for the conduct of employee personal securities transactions in a manner that avoids any actual or potential conflicts of interest with the interests of Lord Abbett's clients including the Portfolios. Moreover, Lord Abbett's Statement of Policy and Procedures on Receipt and Use of Inside Information sets forth procedures for personnel to follow when they have inside information. Lord Abbett is not affiliated with a full service broker-dealer and therefore does not execute any portfolio transactions through such an entity, a structure that could give rise to additional conflicts. Lord Abbett does not conduct any investment bank functions and does not manage any hedge funds. Lord Abbett does not believe that any material conflicts of interest exist in connection with the investment managers' management of the investments of the Portfolios and the investments of the other accounts referenced in the table above.

COMPENSATION

   Lord Abbett compensates its investment managers on the basis of salary, bonus and profit sharing plan contributions. The level of compensation takes into account the investment manager's experience, reputation and competitive market rates.

   Fiscal year-end bonuses, which can be a substantial percentage of base level compensation, are determined after an evaluation of various factors. These factors include the investment manager's investment results and style consistency, the dispersion among portfolios with similar objectives, the risk taken to achieve the portfolio returns, and similar factors. Investment results are evaluated based on an assessment of the investment manager's three- and five-year investment returns on a pre-tax basis vs. both the appropriate style benchmarks and the appropriate peer group rankings. Finally, there is a component of the bonus that reflects leadership and management of the investment team. The evaluation does not follow a formulaic approach, but rather is reached following a review of these factors. No part of the bonus payment is based on the investment manager's assets under management, the revenues generated by those assets, or the profitability of the investment manager's unit. Lord Abbett does not manage hedge funds. Lord Abbett may designate a bonus payment of a manager for participation in the firm's senior incentive compensation plan, which provides for a deferred payout over a five-year period. The plan's earnings are based on the overall asset growth of the firm as a whole. Lord Abbett believes this incentive focuses investment managers on the impact their portfolio's performance has on the overall reputation of the firm as a whole and encourages exchanges of investment ideas among investment professionals managing different mandates.

   Lord Abbett provides a 401(k) profit-sharing plan for all eligible employees. Contributions to an investment manager's profit-sharing account are based on a percentage of the investment manager's total base and bonus paid during the fiscal year, subject to a specified maximum amount. The assets of this profit-sharing plan are entirely invested in Lord Abbett-sponsored funds.

OWNERSHIP OF SECURITIES

                                  $10,001- $50,001- $100,001- $500,001-     OVER
PORTFOLIO MANAGER NONE $1-$10,000 $50,000  $100,000 $500,000  $1,000,000 $1,000,000
----------------- ---- ---------- -------- -------- --------- ---------- ----------
  Eli Salzmann...  X

  Sholom Dinsky..
                   X

LORD ABBETT MID CAP VALUE PORTFOLIO

OTHER ACCOUNTS MANAGED

                                                                              ACCOUNTS WITH RESPECT TO WHICH
                                                                              THE ADVISORY FEE IS BASED ON THE
                                        OTHER ACCOUNTS MANAGED                PERFORMANCE OF THE ACCOUNT
                          --------------------------------------------------- --------------------------------
                                                 NUMBER OF   TOTAL ASSETS IN   NUMBER OF     TOTAL ASSETS IN
                                                ACCOUNTS IN    ACCOUNTS IN    ACCOUNTS IN      ACCOUNTS IN
NAME OF PORTFOLIO MANAGER  CATEGORY OF ACCOUNT   CATEGORY       CATEGORY       CATEGORY         CATEGORY
------------------------- --------------------- ----------- ----------------- -----------    ---------------
    Edward K. von der     Registered Investment      10     $13,124.6 Million      0               N/A
      Linde.............. Companies
                          Other Pooled               0             N/A             0               N/A
                          Investment Vehicles
                          Other Accounts           1,681    $1,249.5 Million       0               N/A

    Howard E. Hansen..... Registered Investment      12     $14,773.8 Million      0               N/A
                          Companies
                          Other Pooled               3       $457.3 Million        0               N/A
                          Investment Vehicles
                          Other Accounts           1,692*   $2,131.8* Million      0               N/A

--------
* Included in the number of accounts and total assets is 1 account with respect to which the management fee is based on the performance of the account; such account totals approximately $461.7 million in total assets.

MATERIAL CONFLICTS OF INTEREST

   Conflicts of interest may arise in connection with the investment managers' management of the investments of the Portfolios and the investments of the other accounts included in the table above. Such conflicts may arise with respect to the allocation of investment opportunities among the Portfolios and other accounts with similar investment objectives and policies. An investment manager potentially could use information concerning a Portfolio's transactions to the advantage of other accounts and to the detriment of the Portfolios. To address these potential conflicts of interest, Lord Abbett has adopted and implemented a number of policies and procedures. Lord Abbett has adopted Policies and Procedures for Evaluating Best Execution of Equity Transactions, as well as Trading Practices/Best Execution Procedures. The objective of these policies and procedures is to ensure the fair and equitable treatment of transactions and allocation of investment opportunities on behalf of all accounts managed by Lord Abbett. In addition, Lord Abbett's Code of Ethics sets forth general principles for the conduct of employee personal securities transactions in a manner that avoids any actual or potential conflicts of interest with the interests of Lord Abbett's clients including the Portfolios. Moreover, Lord Abbett's Statement of Policy and Procedures on Receipt and Use of Inside Information sets forth procedures for personnel to follow when they have inside information. Lord Abbett is not affiliated with a full service broker-dealer and therefore does not execute any portfolio transactions through such an entity, a structure that could give rise to additional conflicts. Lord Abbett does not conduct any investment bank functions and does not manage any hedge funds. Lord Abbett does not believe that any material conflicts of interest exist in connection with the investment managers' management of the investments of the Portfolios and the investments of the other accounts referenced in the table above.

COMPENSATION

   Lord Abbett compensates its investment managers on the basis of salary, bonus and profit sharing plan contributions. The level of compensation takes into account the investment manager's experience, reputation and competitive market rates.

   Fiscal year-end bonuses, which can be a substantial percentage of base level compensation, are determined after an evaluation of various factors. These factors include the investment manager's investment results and style consistency, the dispersion among portfolios with similar objectives, the risk taken to achieve the portfolio returns, and similar factors. Investment results are evaluated based on an assessment of the investment manager's three- and five-year investment returns on a pre-tax basis vs. both the appropriate style benchmarks and the appropriate peer group rankings. Finally, there is a component of the bonus that reflects leadership and management of the investment team. The evaluation does not follow a formulaic approach, but rather is reached following a review of these factors. No part of the bonus payment is based on the investment manager's assets under management, the revenues generated by those assets, or the profitability of the investment manager's unit. Lord Abbett does not manage hedge funds. Lord Abbett may designate a bonus payment of a manager for participation in the firm's senior incentive compensation plan, which provides for a deferred payout over a five-year period. The plan's earnings are based on the overall asset growth of the firm as a whole. Lord Abbett believes this incentive focuses investment managers on the impact their portfolio's performance has on the overall reputation of the firm as a whole and encourages exchanges of investment ideas among investment professionals managing different mandates.

   Lord Abbett provides a 401(k) profit-sharing plan for all eligible employees. Contributions to an investment manager's profit-sharing account are based on a percentage of the investment manager's total base and bonus paid during the fiscal year, subject to a specified maximum amount. The assets of this profit-sharing plan are entirely invested in Lord Abbett-sponsored funds.

OWNERSHIP OF SECURITIES

                                          $10,001- $50,001- $100,001- $500,001-     OVER
PORTFOLIO MANAGER         NONE $1-$10,000 $50,000  $100,000 $500,000  $1,000,000 $1,000,000
-----------------         ---- ---------- -------- -------- --------- ---------- ----------
Edward Von Der Linde.....  X

Howard Hansen............
                           X

MFS(R) EMERGING MARKETS EQUITY PORTFOLIO

OTHER ACCOUNTS MANAGED

                                                                              ACCOUNTS WITH RESPECT TO WHICH
                                                                              THE ADVISORY FEE IS BASED ON THE
                                        OTHER ACCOUNTS MANAGED                PERFORMANCE OF THE ACCOUNT
                          --------------------------------------------------- --------------------------------
                                                   NUMBER OF  TOTAL ASSETS IN  NUMBER OF     TOTAL ASSETS IN
                                                  ACCOUNTS IN   ACCOUNTS IN   ACCOUNTS IN      ACCOUNTS IN
NAME OF PORTFOLIO MANAGER   CATEGORY OF ACCOUNT    CATEGORY      CATEGORY*     CATEGORY         CATEGORY
------------------------- ----------------------- ----------- --------------- -----------    ---------------
   Nicholas D. Smithie... Registered Investment        6       $2.0 Billion        0               N/A
                          Companies
                          Other Pooled Investment      2      $187.3 Million       0               N/A
                          Vehicles
                          Other Accounts               3      $86.7 Million        0               N/A

--------
*  Includes the portfolio

MATERIAL CONFLICTS OF INTEREST

   MFS seeks to identify potential conflicts of interest resulting from a portfolio manager's management of both the Portfolio and other accounts, and has adopted policies and procedures designed to address potential conflicts.

   The management of multiple portfolios and accounts (including proprietary accounts) may give rise to potential conflicts of interest if the portfolios and accounts have different objectives and strategies, benchmarks, time horizons and fees as a portfolio manager must allocate his or her time and investment ideas across multiple portfolios and accounts. In certain instances there may be securities which are suitable for the Portfolio's portfolio as well as for accounts of MFS or its subsidiaries with similar investment objectives. A Portfolio's trade allocation policies may give rise to conflicts of interest if the Portfolio's orders do not get fully executed or are delayed in getting executed due to being aggregated with those of other accounts of MFS or its subsidiaries. A portfolio manager may execute transactions for another portfolio or account that may adversely impact the value of the Portfolio's investments. Investments selected for portfolios or accounts other than the Portfolio may outperform investments selected for the Portfolio.

   When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed by MFS to be fair and equitable to each. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security as far as the Portfolio is concerned. In most cases, however, MFS believes that the Portfolio's ability to participate in volume transactions will produce better executions for the Portfolio.

   MFS does not receive a performance fee for its management of the Portfolio. As a result, MFS and/or a portfolio manager may have a financial incentive to allocate favorable or limited opportunity investments or structure the timing of investments to favor accounts other than the Portfolio--for instance, those that pay a higher advisory fee and/or have a performance fee.

COMPENSATION

   Portfolio manager total cash compensation is a combination of base salary and performance bonus:

    . BASE SALARY--Base salary represents a smaller percentage of portfolio manager total cash compensation (generally below 33%) than incentive compensation.

    . PERFORMANCE BONUS--Generally, incentive compensation represents a majority of portfolio manager total cash compensation. The performance bonus is based on a combination of quantitative and qualitative factors, with more weight given to the former (generally over 60%) and less weight given to the latter.

    . The quantitative portion is based on pre-tax performance of all of the accounts managed by the portfolio manager (which includes the Portfolio and any other accounts managed by the portfolio manager) over a one-, three- and five-year period relative to the appropriate Lipper peer group universe and/or benchmark index with respect to each account. (Generally the benchmark index used is a benchmark index set forth in the Fund's prospectus to which the Fund's performance is compared.) Additional or different appropriate peer group or benchmark indices may also be used. Primary weight is given to portfolio performance over three-year and five-year time periods with lesser consideration given to portfolio performance over a one-year period (adjusted as appropriate if the portfolio manager has served for less than five years).

    . The qualitative portion is based on the results of an annual internal peer review process (conducted by other portfolio managers, analysts and traders) and management's assessment of overall portfolio manager contributions to investor relations and the investment process (distinct from portfolio and other account performance).

   Portfolio managers also typically benefit from the opportunity to participate in the MFS Equity Plan. Equity interests and/or options to acquire equity interests in MFS or its parent company are awarded by management, on a discretionary basis, taking into account tenure at MFS, contribution to the investment process and other factors.

   Finally, portfolio managers are provided with a benefits package, including a defined contribution plan, health coverage and other insurance, which are available to other employees of MFS on substantially similar terms. The percentage such benefits represent of any portfolio manager's compensation depends upon the length of the individual's tenure at MFS and salary level as well as other factors.

OWNERSHIP OF SECURITIES

                                     $10,001- $50,001- $100,001- $500,001-     OVER
PORTFOLIO MANAGER    NONE $1-$10,000 $50,000  $100,000 $500,000  $1,000,000 $1,000,000
-----------------    ---- ---------- -------- -------- --------- ---------- ----------
Nicholas D. Smithie.  X

MFS(R) RESEARCH INTERNATIONAL PORTFOLIO

OTHER ACCOUNTS MANAGED

                                                                              ACCOUNTS WITH RESPECT TO WHICH
                                                                              THE ADVISORY FEE IS BASED ON THE
                                        OTHER ACCOUNTS MANAGED                PERFORMANCE OF THE ACCOUNT
                          --------------------------------------------------- --------------------------------
                                                   NUMBER OF  TOTAL ASSETS IN  NUMBER OF     TOTAL ASSETS IN
                                                  ACCOUNTS IN   ACCOUNTS IN   ACCOUNTS IN      ACCOUNTS IN
NAME OF PORTFOLIO MANAGER   CATEGORY OF ACCOUNT    CATEGORY      CATEGORY*     CATEGORY         CATEGORY
------------------------- ----------------------- ----------- --------------- -----------    ---------------
    Jose Luis Garcia..... Registered Investment        8       $12.1 Billion       0               N/A
                          Companies
                          Other Pooled Investment      1       $782 Million        0               N/A
                          Vehicles
                          Other Accounts               2       $52.2 Billion       0               N/A

    Thomas Melendez...... Registered Investment        3       $7.0 Billion        0               N/A
                          Companies
                          Other Pooled Investment      0            N/A            0               N/A
                          Vehicles
                          Other Accounts               0            N/A            0               N/A

--------
*  Includes the portfolio.

MATERIAL CONFLICTS OF INTEREST

   MFS seeks to identify potential conflicts of interest resulting from a portfolio manager's management of both the Portfolio and other accounts and has adopted policies and procedures designed to address potential conflicts.

   The management of multiple portfolios and accounts (including proprietary accounts) may give rise to potential conflicts of interest if the portfolios and accounts have different objectives and strategies, benchmarks, time horizons and fees as a portfolio manager must allocate his or her time and investment ideas across multiple portfolios and accounts. In certain instances there may be securities which are suitable for the Portfolio's portfolio as well as for accounts of MFS or its subsidiaries with similar investment objectives. A Portfolio's trade allocation policies may give rise to conflicts of interest if the Portfolio's orders do not get fully executed or are delayed in getting executed due to being aggregated with those of other accounts of MFS or its subsidiaries. A portfolio manager may execute transactions for another portfolio or account that may adversely impact the value of the Portfolio's investments. Investments selected for portfolios or accounts other than the Portfolio may outperform investments selected for the Portfolio.

   When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed by MFS to be fair and equitable to each. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security as far as the Portfolio is concerned. In most cases, however, MFS believes that the Portfolio's ability to participate in volume transactions will produce better executions for the Portfolio.

   MFS does not receive a performance fee for its management of the Portfolio. As a result, MFS and/or a portfolio manager may have a financial incentive to allocate favorable or limited opportunity investments or structure the timing of investments to favor accounts other than the Portfolio--for instance, those that pay a higher advisory fee and/or have a performance fee.

COMPENSATION

   Portfolio manager total cash compensation is a combination of base salary and performance bonus:

    . BASE SALARY--Base salary represents a smaller percentage of portfolio manager total cash compensation (generally below 33%) than incentive compensation.

    . PERFORMANCE BONUS--Generally, incentive compensation represents a majority of portfolio manager total cash compensation. With respect to the MFS Research International Portfolio, the performance bonus is based on the results of an annual internal peer review process (conducted by other portfolio managers, analysts, traders, and non-investment personnel) and management's assessment of overall portfolio manager contributions to investor relations, the investment process and overall performance (distinct from Portfolio and other account performance)

   Portfolio managers also typically benefit from the opportunity to participate in the MFS Equity Plan. Equity interests and/or options to acquire equity interests in MFS or its parent company are awarded by management, on a discretionary basis, taking into account tenure at MFS, contribution to the investment process and other factors.

   Finally, portfolio managers are provided with a benefits package, including a defined contribution plan, health coverage and other insurance, which are available to other employees of MFS on substantially similar terms. The percentage such benefits represent of any portfolio manager's compensation depends upon the length of the individual's tenure at MFS and salary level as well as other factors.

OWNERSHIP OF SECURITIES

                                  $10,001- $50,001- $100,001- $500,001-     OVER
PORTFOLIO MANAGER NONE $1-$10,000 $50,000  $100,000 $500,000  $1,000,000 $1,000,000
----------------- ---- ---------- -------- -------- --------- ---------- ----------
Jose Luis Garcia.  X

Thomas Melendez..
                   X

CLARION GLOBAL REAL ESTATE PORTFOLIO

OTHER ACCOUNTS MANAGED

                                                                            ACCOUNTS WITH RESPECT TO WHICH
                                                                            THE ADVISORY FEE IS BASED ON THE
                                       OTHER ACCOUNTS MANAGED               PERFORMANCE OF THE ACCOUNT
                          ------------------------------------------------- --------------------------------
                                                            TOTAL ASSETS IN                TOTAL ASSETS IN
                                                 NUMBER OF    ACCOUNTS IN    NUMBER OF       ACCOUNTS IN
                                                ACCOUNTS IN    CATEGORY     ACCOUNTS IN       CATEGORY
NAME OF PORTFOLIO MANAGER  CATEGORY OF ACCOUNT   CATEGORY    (IN MILLIONS)   CATEGORY       (IN MILLIONS)
------------------------- --------------------- ----------- --------------- -----------    ---------------
   T. Ritson Ferguson.... Registered Investment     19         $14,434.1         0               $0
                          Companies
                          Other Pooled              11          $871.7           9             $819.9
                          Investment Vehicles
                          Other Accounts            61         $2,376.4          6              $428

   Steven D. Burton...... Registered Investment     16         $13,006.1         0               $0
                          Companies
                          Other Pooled              1            $27.4           1             $212.1
                          Investment Vehicles
                          Other Accounts            39         $1,675.6          2             $319.9

   Joseph P. Smith....... Registered Investment     16          $13,803          0               $0
                          Companies
                          Other Pooled              11          $871.7           9             $819.9
                          Investment Vehicles
                          Other Accounts            56         $2,291.5          6              $428

POTENTIAL MATERIAL CONFLICTS OF INTEREST

   A portfolio manager may be subject to potential conflicts of interest because the portfolio manager is responsible for other accounts in addition to the Fund. These other accounts may include, among others, other mutual funds, separately managed advisory accounts, commingled trust accounts, insurance separate accounts, wrap fee programs and hedge funds. Potential conflicts may arise out of the implementation of differing investment strategies for a portfolio manager's various accounts, the allocation of investment opportunities among those accounts or differences in the advisory fees paid by the portfolio manager's accounts.

   A potential conflict of interest may arise as a result of a portfolio manager's responsibility for multiple accounts with similar investment guidelines. Under these circumstances, a potential investment may be suitable for more than one of the portfolio manager's accounts, but the quantity of the investment available for purchase is less than the aggregate amount the accounts would ideally devote to the opportunity. Similar conflicts may arise when multiple accounts seek to dispose of the same investment.

   A portfolio manager may also manage accounts whose objectives and policies differ from those of the Fund. These differences may be such that under certain circumstances, trading activity appropriate for one account managed by the portfolio manager may have adverse consequences for another account managed by the portfolio manager. For example, if an account were to sell a significant position in a security, which could cause the market price of that security to decrease, while the Fund maintained its position in that security.

   A potential conflict may arise when a portfolio manager is responsible for accounts that have different advisory fees--the difference in the fees may create an incentive for the portfolio manager to favor one account over another, for example, in terms of access to particularly appealing investment opportunities. This conflict may be heightened where an account is subject to a performance-based fee.

COMPENSATION

   There are three pieces of compensation for portfolio managers--fixed-based salary, bonus and deferred compensation. Fixed-based salary is set and market competitive. Bonus and deferred compensation is based upon a variety of factors, one of which is performance across all accounts.

OPPENHEIMER CAPITAL APPRECIATION PORTFOLIO

OTHER ACCOUNTS MANAGED

                                                                            ACCOUNTS WITH RESPECT TO WHICH
                                                                            THE ADVISORY FEE IS BASED ON THE
                                       OTHER ACCOUNTS MANAGED*              PERFORMANCE OF THE ACCOUNT
                          ------------------------------------------------- --------------------------------
                                                            TOTAL ASSETS IN
                                                 NUMBER OF    ACCOUNTS IN    NUMBER OF     TOTAL ASSETS IN
                                                ACCOUNTS IN    CATEGORY     ACCOUNTS IN      ACCOUNTS IN
NAME OF PORTFOLIO MANAGER  CATEGORY OF ACCOUNT   CATEGORY    (IN MILLIONS)   CATEGORY         CATEGORY
------------------------- --------------------- ----------- --------------- -----------    ---------------
       Marc Baylin....... Registered Investment      8          $17,483          0               N/A
                          Companies
                          Other Pooled               1          $1,217           0               N/A
                          Investment Vehicles
                          Other Accounts             0            N/A            0               N/A

--------
* Does not include personal accounts of portfolio managers and their families, which are subject to the Code of Ethics.

MATERIAL CONFLICTS OF INTEREST

   As indicated above, the Portfolio Manager also manages other funds and accounts. Potentially, at times, those responsibilities could conflict with the interests of the Portfolio. That may occur whether the investment objectives and strategies of the other funds and accounts are the same as, or different from, the Portfolio's investment objectives and strategies. For example, the Portfolio Manager may need to allocate investment opportunities between the Portfolio and another fund or account having similar objectives or strategies, or she may need to execute transactions for another fund or account that could have a negative impact on the value of securities held by the Portfolio. Not all funds and accounts advised by the Manager have the same management fee. If the management fee structure of another fund or account is more advantageous to the Manager than the fee structure of the Portfolio, the Manager could have an incentive to favor the other fund or account. However, the Manager's compliance procedures and Code of Ethics recognize the Manager's fiduciary obligation to treat all of its clients, including the Portfolio, fairly and equitably, and are designed to preclude the Portfolio Manager from favoring one client over another. It is possible, of course, that those compliance procedures and the Code of Ethics may not always be adequate to do so. At different times, the Portfolio's Portfolio Manager may manage other funds or accounts with investment objectives and strategies similar to those of the Fund, or she may manage funds or accounts with different investment objectives and strategies.

COMPENSATION

   The Portfolio's Portfolio Manager is employed and compensated by the Manager, not the Portfolio. Under the Manager's compensation program for its portfolio managers and portfolio analysts, their compensation is based primarily on the investment performance results of the funds and accounts they manage, rather than on the financial success of the Manager. This is intended to align the portfolio managers' and analysts' interests with the success of the funds and accounts and their investors. The Manager's compensation structure is designed to attract and retain highly qualified investment management professionals and to reward individual and team contributions toward creating shareholder value. As of December 31, 2007, the Portfolio Manager's compensation consisted of three elements: a base salary, an annual discretionary bonus and eligibility to participate in long-term awards of options and appreciation rights in regard to the common stock of the Manager's holding company parent. Senior portfolio managers may also be eligible to participate in the Manager's deferred compensation plan.

   The base pay component of each portfolio manager is reviewed regularly to ensure that it reflects the performance of the individual, is commensurate with the requirements of the particular portfolio, reflects any specific competence or specialty of the individual manager, and is competitive with other comparable positions, to help the Manager attract and retain talent. The annual discretionary bonus is determined by senior management of the Manager and is based on a number of factors, including a fund's pre-tax performance for periods of up to five years, measured against an appropriate benchmark selected by management. The Lipper benchmark with respect to the Portfolio is Lipper Large Cap Growth Funds. Other factors include management quality (such as style consistency, risk management, sector coverage, team leadership and coaching) and organizational development. The Portfolio Manager's compensation is not based on the total value of the Portfolio's assets, although the Portfolio's investment performance may increase those assets. The compensation structure is also intended to be internally equitable and serve to reduce potential conflicts of interest between the Portfolio and other funds managed by the Portfolio Manager. The compensation structure of the other funds managed by the Portfolio Manager is the same as the compensation structure of the Portfolio, described above.

OWNERSHIP OF SECURITIES

                                  $10,001- $50,001- $100,001- $500,001-     OVER
PORTFOLIO MANAGER NONE $1-$10,000 $50,000  $100,000 $500,000  $1,000,000 $1,000,000
----------------- ---- ---------- -------- -------- --------- ---------- ----------
   Marc Baylin...  X

PIMCO INFLATION PROTECTED BOND PORTFOLIO

OTHER ACCOUNTS MANAGED

                                                                               ACCOUNTS WITH RESPECT TO WHICH
                                                                               THE ADVISORY FEE IS BASED ON THE
                                         OTHER ACCOUNTS MANAGED                 PERFORMANCE OF THE ACCOUNT
                          ---------------------------------------------------- --------------------------------
                                                 NUMBER OF   TOTAL ASSETS IN    NUMBER OF     TOTAL ASSETS IN
                                                ACCOUNTS IN    ACCOUNTS IN     ACCOUNTS IN      ACCOUNTS IN
NAME OF PORTFOLIO MANAGER  CATEGORY OF ACCOUNT   CATEGORY       CATEGORY        CATEGORY         CATEGORY
------------------------- --------------------- ----------- ------------------ -----------   -----------------
       Mihir Worah....... Registered Investment     15      $31,185.51 Million     0                N/A
                          Companies
                          Other Pooled              23      $3,847.41 Million      0                N/A
                          Investment Vehicles
                          Other Accounts            29      $10,700.18 Million     10        $1,315.18 Million

MATERIAL CONFLICTS OF INTEREST

   From time to time, potential conflicts of interest may arise between a portfolio manager's management of the investments of a Fund, on the one hand, and the management of other accounts, on the other. The other accounts might have similar investment objectives or strategies as the Funds, track the same index a Fund tracks or otherwise hold, purchase, or sell securities that are eligible to be held, purchased or sold by the Funds. The other accounts might also have different investment objectives or strategies than the Funds.

   Knowledge and Timing of Fund Trades. A potential conflict of interest may arise as a result of the portfolio manager's day-to-day management of a Fund. Because of their positions with the Funds, the portfolio managers know the size, timing and possible market impact of a Fund's trades. It is theoretically possible that the portfolio managers could use this information to the advantage of other accounts they manage and to the possible detriment of a Fund.

INVESTMENT OPPORTUNITIES

   A potential conflict of interest may arise as a result of the portfolio manager's management of a number of accounts with varying investment guidelines. Often, an investment opportunity may be suitable for both a Fund and other accounts managed by the portfolio manager, but may not be available in sufficient quantities for both the Fund and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by a Fund and another account. PIMCO has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

   Under PIMCO's allocation procedures, investment opportunities are allocated among various investment strategies based on individual account investment guidelines and PIMCO's investment outlook. PIMCO has also adopted additional procedures to complement the general trade allocation policy that are designed to address potential conflicts of interest due to the side-by-side management of the Funds and certain pooled investment vehicles, including investment opportunity allocation issues.

PERFORMANCE FEES

   A portfolio manager may advise certain accounts with respect to which the advisory fee is based entirely or partially on performance. Performance fee arrangements may create a conflict of interest for the portfolio manager in that the portfolio manager may have an incentive to allocate the investment opportunities that he or she believes might be the most profitable to such other accounts instead of allocating them to a Fund. PIMCO has adopted policies and procedures reasonably designed to allocate investment opportunities between the Funds and such other accounts on a fair and equitable basis over time.

COMPENSATION

   PIMCO has adopted a "Total Compensation Plan" for its professional level employees, including its portfolio managers, that is designed to pay competitive compensation and reward performance, integrity and teamwork consistent with the firm's mission statement. The Total Compensation Plan includes a significant incentive component that rewards high performance standards, work ethic and consistent individual and team contributions to the firm. The compensation of portfolio managers consists of a base salary, a bonus, and may include a retention bonus. Portfolio managers who are Managing Directors of PIMCO also receive compensation from PIMCO's profits. Certain employees of PIMCO, including portfolio managers, may elect to defer compensation through PIMCO's deferred compensation plan. PIMCO also offers its employees a non-contributory defined contribution plan through which PIMCO makes a contribution based on the employee's compensation. PIMCO's contribution rate increases at a specified compensation level, which is a level that would include portfolio managers.

SALARY AND BONUS

   Base salaries are determined by considering an individual portfolio manager's experience and expertise and may be reviewed for adjustment annually. Portfolio managers are entitled to receive bonuses, which may be significantly more than their base salary, upon attaining certain performance objectives based on predetermined measures of group or department success. These goals are specific to individual portfolio managers and are mutually agreed upon annually by each portfolio manager and his or her manager. Achievement of these goals is an important, but not exclusive, element of the bonus decision process.

   In addition, the following non-exclusive list of qualitative criteria (collectively, the "Bonus Factors") may be considered when determining the bonus for portfolio managers:

    . 3-year, 2-year and 1-year dollar-weighted and account-weighted, pre-tax investment performance as judged against the applicable benchmarks for each account managed by a portfolio manager (including the Funds) and relative to applicable industry peer groups;

    . Appropriate risk positioning that is consistent with PIMCO's investment philosophy and the Investment Committee/CIO approach to the generation of alpha;

    .  Amount and nature of assets managed by the portfolio manager;

    . Consistency of investment performance across portfolios of similar mandate and guidelines (reward low dispersion);

    . Generation and contribution of investment ideas in the context of PIMCO's secular and cyclical forums, portfolio strategy meetings, Investment Committee meetings, and on a day-to-day basis;

    . Absence of defaults and price defaults for issues in the portfolios managed by the portfolio manager;

    .  Contributions to asset retention, gathering and client satisfaction;

    .  Contributions to mentoring, coaching and/or supervising; and

    .  Personal growth and skills added.

   A portfolio manager's compensation is not based directly on the performance of any Fund or any other account managed by that portfolio manager. Final bonus award amounts are determined by the PIMCO Compensation Committee.

RETENTION BONUSES

   Certain portfolio managers may receive a discretionary, fixed amount retention bonus, based upon the Bonus Factors and continued employment with PIMCO. Each portfolio manager who is a Senior Vice President or Executive Vice President of PIMCO receives a variable amount retention bonus, based upon the Bonus Factors and continued employment with PIMCO.

   Investment professionals, including portfolio managers, are eligible to participate in a Long Term Cash Bonus Plan ("Cash Bonus Plan"), which provides cash awards that appreciate or depreciate based upon the performance of PIMCO's parent company, Allianz Global Investors, and PIMCO over a three-year period. The aggregate amount available for distribution to participants is based upon Allianz Global Investors' profit growth and PIMCO's profit growth. Participation in the Cash Bonus Plan is based upon the Bonus Factors, and the payment of benefits from the Cash Bonus Plan, is contingent upon continued employment at PIMCO.

PROFIT SHARING PLAN

   Instead of a bonus, portfolio managers who are Managing Directors of PIMCO receive compensation from a non-qualified profit sharing plan consisting of a portion of PIMCO's net profits. Portfolio managers who are Managing Directors receive an amount determined by the Managing Director Compensation Committee, based upon an individual's overall contribution to the firm and the Bonus Factors. Under his employment agreement, William receives a fixed percentage of the profit sharing plan.

ALLIANZ TRANSACTION RELATED COMPENSATION

   In May 2000, a majority interest in the predecessor holding company of PIMCO was acquired by a subsidiary of Allianz AG (currently known as Allianz SE) ("Allianz"). In connection with the transaction, Mr. Gross received a grant of restricted stock of Allianz, the last of which vested on May 5, 2005.

   From time to time, under the PIMCO Class B Unit Purchase Plan, Managing Directors and certain executive management (including Executive Vice Presidents) of PIMCO may become eligible to purchase Class B Units of PIMCO. Upon their purchase, the Class B Units are immediately exchanged for Class A Units of PIMCO Partners, LLC, a California limited liability company that holds a minority interest in PIMCO and is owned by the Managing Directors and certain executive management of PIMCO. The Class A Units of PIMCO Partners, LLC entitle their holders to distributions of a portion of the profits of PIMCO. The PIMCO Compensation Committee determines which Managing Directors and executive management may purchase Class B Units and the number of Class B Units that each may purchase. The Class B Units are purchased pursuant to full recourse notes issued to the holder. The base compensation of each Class B Unit holder is increased in an amount equal to the principal amortization applicable to the notes given by the Managing Director or member of executive management.

   Portfolio managers who are Managing Directors also have long-term employment contracts, which guarantee severance payments in the event of involuntary termination of a Managing Director's employment with PIMCO.

OWNERSHIP OF SECURITIES

                                  $10,001- $50,001- $100,001- $500,001-     OVER
PORTFOLIO MANAGER NONE $1-$10,000 $50,000  $100,000 $500,000  $1,000,000 $1,000,000
----------------- ---- ---------- -------- -------- --------- ---------- ----------
   Mihir Worah...  X

PIMCO TOTAL RETURN PORTFOLIO

OTHER ACCOUNTS MANAGED

                                                                                  ACCOUNTS WITH RESPECT TO WHICH
                                                                                  THE ADVISORY FEE IS BASED ON THE
                                          OTHER ACCOUNTS MANAGED                    PERFORMANCE OF THE ACCOUNT
-                         ------------------------------------------------------- --------------------------------
                                                   NUMBER OF    TOTAL ASSETS IN    NUMBER OF    TOTAL ASSETS IN
                                                  ACCOUNTS IN     ACCOUNTS IN     ACCOUNTS IN     ACCOUNTS IN
NAME OF PORTFOLIO MANAGER   CATEGORY OF ACCOUNT    CATEGORY        CATEGORY        CATEGORY        CATEGORY
------------------------- ----------------------- ----------- ------------------- -----------  ------------------
    William H. Gross..... Registered Investment       36      $157,683.55 Million     0               N/A
                          Companies
                          Other Pooled Investment     19       $8,422.59 Million      3         $836.98 Million
                          Vehicles
                          Other Accounts              162     $42,263.70 Million      21       $19,071.41 Million

MATERIAL CONFLICTS OF INTEREST

   From time to time, potential conflicts of interest may arise between a portfolio manager's management of the investments of a Fund, on the one hand, and the management of other accounts, on the other. The other accounts might have similar investment objectives or strategies as the Funds, track the same index a Fund tracks or otherwise hold, purchase, or sell securities that are eligible to be held, purchased or sold by the Funds. The other accounts might also have different investment objectives or strategies than the Funds.

   Knowledge and Timing of Fund Trades. A potential conflict of interest may arise as a result of the portfolio manager's day-to-day management of a Fund. Because of their positions with the Funds, the portfolio managers know the size, timing and possible market impact of a Fund's trades. It is theoretically possible that the portfolio managers could use this information to the advantage of other accounts they manage and to the possible detriment of a Fund.

INVESTMENT OPPORTUNITIES

   A potential conflict of interest may arise as a result of the portfolio manager's management of a number of accounts with varying investment guidelines. Often, an investment opportunity may be suitable for both a Fund and other accounts managed by the portfolio manager, but may not be available in sufficient quantities for both the Fund and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by a Fund and another account. PIMCO has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

   Under PIMCO's allocation procedures, investment opportunities are allocated among various investment strategies based on individual account investment guidelines and PIMCO's investment outlook. PIMCO has also adopted additional procedures to complement the general trade allocation policy that are designed to address potential conflicts of interest due to the side-by-side management of the Funds and certain pooled investment vehicles, including investment opportunity allocation issues.

PERFORMANCE FEES

   A portfolio manager may advise certain accounts with respect to which the advisory fee is based entirely or partially on performance. Performance fee arrangements may create a conflict of interest for the portfolio manager in that the portfolio manager may have an incentive to allocate the investment opportunities that he or she believes might be the most profitable to such other accounts instead of allocating them to a Fund. PIMCO has adopted policies and procedures reasonably designed to allocate investment opportunities between the Funds and such other accounts on a fair and equitable basis over time.

COMPENSATION

   PIMCO has adopted a "Total Compensation Plan" for its professional level employees, including its portfolio managers, that is designed to pay competitive compensation and reward performance, integrity and teamwork consistent with the firm's mission statement. The Total Compensation Plan includes a significant incentive component that rewards high performance standards, work ethic and consistent individual and team contributions to the firm. The compensation of portfolio managers consists of a base salary, a bonus, and may include a retention bonus. Portfolio managers who are Managing Directors of PIMCO also receive compensation from PIMCO's profits. Certain employees of PIMCO, including portfolio managers, may elect to defer compensation through PIMCO's deferred compensation plan. PIMCO also offers its employees a non-contributory defined contribution plan through which PIMCO makes a contribution based on the employee's compensation. PIMCO's contribution rate increases at a specified compensation level, which is a level that would include portfolio managers.

SALARY AND BONUS

   Base salaries are determined by considering an individual portfolio manager's experience and expertise and may be reviewed for adjustment annually. Portfolio managers are entitled to receive bonuses, which may be significantly more than their base salary, upon attaining certain performance objectives based on predetermined measures of group or department success. These goals are specific to individual portfolio managers and are mutually agreed upon annually by each portfolio manager and his or her manager. Achievement of these goals is an important, but not exclusive, element of the bonus decision process.

   In addition, the following non-exclusive list of qualitative criteria (collectively, the "Bonus Factors") may be considered when determining the bonus for portfolio managers:

    . 3-year, 2-year and 1-year dollar-weighted and account-weighted, pre-tax investment performance as judged against the applicable benchmarks for each account managed by a portfolio manager (including the Funds) and relative to applicable industry peer groups;

    . Appropriate risk positioning that is consistent with PIMCO's investment philosophy and the Investment Committee/CIO approach to the generation of alpha;

    .  Amount and nature of assets managed by the portfolio manager;

    . Consistency of investment performance across portfolios of similar mandate and guidelines (reward low dispersion);

    . Generation and contribution of investment ideas in the context of PIMCO's secular and cyclical forums, portfolio strategy meetings, Investment Committee meetings, and on a day-to-day basis;

    . Absence of defaults and price defaults for issues in the portfolios managed by the portfolio manager;

    .  Contributions to asset retention, gathering and client satisfaction;

    .  Contributions to mentoring, coaching and/or supervising; and

    .  Personal growth and skills added.

   A portfolio manager's compensation is not based directly on the performance of any Fund or any other account managed by that portfolio manager. Final bonus award amounts are determined by the PIMCO Compensation Committee.

RETENTION BONUSES

   Certain portfolio managers may receive a discretionary, fixed amount retention bonus, based upon the Bonus Factors and continued employment with PIMCO. Each portfolio manager who is a Senior Vice President or Executive Vice President of PIMCO receives a variable amount retention bonus, based upon the Bonus Factors and continued employment with PIMCO.

   Investment professionals, including portfolio managers, are eligible to participate in a Long Term Cash Bonus Plan ("Cash Bonus Plan"), which provides cash awards that appreciate or depreciate based upon the performance of PIMCO's parent company, Allianz Global Investors, and PIMCO over a three-year period. The aggregate amount available for distribution to participants is based upon Allianz Global Investors' profit growth and PIMCO's profit growth. Participation in the Cash Bonus Plan is based upon the Bonus Factors, and the payment of benefits from the Cash Bonus Plan, is contingent upon continued employment at PIMCO.

PROFIT SHARING PLAN

   Instead of a bonus, portfolio managers who are Managing Directors of PIMCO receive compensation from a non-qualified profit sharing plan consisting of a portion of PIMCO's net profits. Portfolio managers who are Managing Directors receive an amount determined by the Managing Director Compensation Committee, based upon an individual's overall contribution to the firm and the Bonus Factors. Under his employment agreement, William receives a fixed percentage of the profit sharing plan.

ALLIANZ TRANSACTION RELATED COMPENSATION

   In May 2000, a majority interest in the predecessor holding company of PIMCO was acquired by a subsidiary of Allianz AG (currently known as Allianz SE) ("Allianz"). In connection with the transaction, Mr. Gross received a grant of restricted stock of Allianz, the last of which vested on May 5, 2005.

   From time to time, under the PIMCO Class B Unit Purchase Plan, Managing Directors and certain executive management (including Executive Vice Presidents) of PIMCO may become eligible to purchase Class B Units of PIMCO. Upon their purchase, the Class B Units are immediately exchanged for Class A Units of PIMCO Partners, LLC, a California limited liability company that holds a minority interest in PIMCO and is owned by the Managing Directors and certain executive management of PIMCO. The Class A Units of PIMCO Partners, LLC entitle their holders to distributions of a portion of the profits of PIMCO. The PIMCO Compensation Committee determines which Managing Directors and executive management may purchase Class B Units and the number of Class B Units that each may purchase. The Class B Units are purchased pursuant to full recourse notes issued to the holder. The base compensation of each Class B Unit holder is increased in an amount equal to the principal amortization applicable to the notes given by the Managing Director or member of executive management.

   Portfolio managers who are Managing Directors also have long-term employment contracts, which guarantee severance payments in the event of involuntary termination of a Managing Director's employment with PIMCO.

OWNERSHIP OF SECURITIES

                                  $10,001- $50,001- $100,001- $500,001-     OVER
PORTFOLIO MANAGER NONE $1-$10,000 $50,000  $100,000 $500,000  $1,000,000 $1,000,000
----------------- ---- ---------- -------- -------- --------- ---------- ----------
William H. Gross.  X

PIONEER FUND PORTFOLIO

OTHER ACCOUNTS MANAGED

                                                                            ACCOUNTS WITH RESPECT TO WHICH
                                                                            THE ADVISORY FEE IS BASED ON THE
                                       OTHER ACCOUNTS MANAGED               PERFORMANCE OF THE ACCOUNT
                          ------------------------------------------------- --------------------------------
                                                 NUMBER OF  TOTAL ASSETS IN  NUMBER OF     TOTAL ASSETS IN
                                                ACCOUNTS IN   ACCOUNTS IN   ACCOUNTS IN      ACCOUNTS IN
NAME OF PORTFOLIO MANAGER  CATEGORY OF ACCOUNT   CATEGORY      CATEGORY      CATEGORY         CATEGORY
------------------------- --------------------- ----------- --------------- -----------    ---------------
  John A. Carey.......... Registered Investment     10      $11,454,393,000      1         $7,918,558,000
                          Companies
                          Other Pooled              3       $1,883,897,000       0              N/A
                          Investment Vehicles
                          Other Accounts            2        $184,145,000        0              N/A

  Walter Hunnewell, Jr... Registered Investment     10      $11,454,393,000      1         $7,918,558,000
                          Companies
                          Other Pooled              3       $1,883,897,000       0              N/A
                          Investment Vehicles
                          Other Accounts            2        $184,145,000        0              N/A

MATERIAL CONFLICTS OF INTEREST

   When a portfolio manager is responsible for the management of more than one account, the potential arises for the portfolio manager to favor one account over another. The principal types of potential conflicts of interest that may arise are discussed below. For the reasons outlined below, Pioneer does not believe that any material conflicts are likely to arise out of a portfolio manager's responsibility for the management of the fund as well as one or more other accounts. Although Pioneer has adopted procedures that it believes are reasonably designed to detect and prevent violations of the federal securities laws and to mitigate the potential for conflicts of interest to affect its portfolio management decisions, there can be no assurance that all conflicts will be identified or that all procedures will be effective in mitigating the potential for such risks. Generally, the risks of such conflicts of interests are increased to the extent that a portfolio manager has a financial incentive to favor one account over another. Pioneer has structured its compensation arrangements in a manner that is intended to limit such potential for conflicts of interests. See "Compensation of Portfolio Managers" below.

   A portfolio manager could favor one account over another in allocating new investment opportunities that have limited supply, such as initial public offerings and private placements. If, for example, an initial public offering that was expected to appreciate in value significantly shortly after the offering was allocated to a single account, that account may be expected to have better investment performance than other accounts that did not receive an allocation of the initial public offering.

   A portfolio manager could favor one account over another in the order in which trades for the accounts are placed. If a portfolio manager determines to purchase a security for more than one account in an aggregate amount that may influence the market price of the security, accounts that purchased or sold the security first may receive a more favorable price than accounts that made subsequent transactions. The less liquid the market for the security or the greater the percentage that the proposed aggregate purchases or sales represent of average daily trading volume, the greater the potential for accounts that make subsequent purchases or sales to receive a less favorable price. When a portfolio manager intends to trade the same security on the same day for more than one account, the trades typically are "bunched," which means that the trades for the individual accounts are aggregated and each account receives the same price. There are some types of accounts as to which bunching may not be possible for contractual reasons (such as directed brokerage arrangements). Circumstances may also arise where the trader believes that bunching the orders may not result in the best possible price. Where those accounts or circumstances are involved, Pioneer will place the order in a manner intended to result in as favorable a price as possible for such client.

   A portfolio manager could favor an account if the portfolio manager's compensation is tied to the performance of that account to a greater degree than other accounts managed by the portfolio manager. If, for example, the portfolio manager receives a bonus based upon the performance of certain accounts relative to a benchmark while other accounts are disregarded for this purpose, the portfolio manager will have a financial incentive to seek to have the accounts that determine the portfolio manager's bonus achieve the best possible performance to the possible detriment of other accounts. Similarly, if Pioneer receives a performance-based advisory fee, the portfolio manager may favor that account, whether or not the performance of that account directly determines the portfolio manager's compensation.

   A portfolio manager could favor an account if the portfolio manager has a beneficial interest in the account, in order to benefit a large client or to compensate a client that had poor returns. For example, if the portfolio manager held an interest in an investment partnership that was one of the accounts managed by the portfolio manager, the portfolio manager would have an economic incentive to favor the account in which the portfolio manager held an interest.

   If the different accounts have materially and potentially conflicting investment objectives or strategies, a conflict of interest could arise. For example, if a portfolio manager purchases a security for one account and sells the same security for another account, such trading pattern may disadvantage either the account that is long or short. In making portfolio manager assignments, Pioneer seeks to avoid such potentially conflicting situations. However, where a portfolio manager is responsible for accounts with differing investment objectives and policies, it is possible that the portfolio manager will conclude that it is in the best interest of one account to sell a portfolio security while another account continues to hold or increase the holding in such security.

COMPENSATION

COMPENSATION OF PORTFOLIO MANAGERS

   Pioneer has adopted a system of compensation for portfolio managers and seeks to align the financial interests of the portfolio managers with both those of shareholders of the accounts the portfolio managers manage, through incentive payments based in part on the relative investment performance of those funds, and also Pioneer through incentive payments based in part on Pioneer's financial performance. Pioneer's compensation arrangements with its portfolio managers are determined on the basis of the portfolio manager's overall services to Pioneer and its affiliates and not on the basis of specific funds or accounts managed by the portfolio manager. The compensation program for all Pioneer portfolio managers includes a base salary (determined by the rank and tenure of the employee) and an annual bonus program, as well as customary benefits that are offered generally to all full-time employees. Base compensation is fixed and normally reevaluated on an annual basis. Pioneer seeks to set base compensation at market rates, taking into account the experience and responsibilities of the portfolio manager. The bonus plan is intended to provide a competitive level of annual bonus compensation that is tied to the portfolio manager achieving superior investment performance and aligns the financial incentives of Pioneer and the investment professional. Any bonus under the plan is completely discretionary, with a maximum annual bonus that may be in excess of base salary. The annual bonus is based upon a combination of the following factors:

QUANTITATIVE INVESTMENT PERFORMANCE

   The quantitative investment performance calculation is based on pre-tax performance of all of the accounts managed by the portfolio manager (which includes the fund and any other accounts managed by the portfolio manager) over a one-year period (20% weighting) and four-year period (80% weighting), measured for periods ending on December 31. The account is ranked against its peer group universe (60%) and a broad-based securities market index (40%).

QUALITATIVE PERFORMANCE

   The qualitative performance component includes specific objectives that are mutually established and evaluated by each portfolio manager and management.

COMPANY RESULTS AND BUSINESS LINE RESULTS

   Company results and business/division line results affect a portfolio manager's actual bonus by a leverage factor of plus or minus (+/-) a predetermined percentage.

   Certain portfolio managers participate in an incentive plan whereby senior executives or other key employees are granted options in stock of Pioneer Global Asset Management S.p.A., an affiliate of Pioneer, at the then fair value of the underlying stock. These options are generally exercisable within three years.

OWNERSHIP OF SECURITIES

                                     $10,001- $50,001- $100,001- $500,001-     OVER
PORTFOLIO MANAGER    NONE $1-$10,000 $50,000  $100,000 $500,000  $1,000,000 $1,000,000
-----------------    ---- ---------- -------- -------- --------- ---------- ----------
John A. Carey.......  X

Walter Hunnewell,
  Jr................
                      X

PIONEER STRATEGIC INCOME PORTFOLIO

OTHER ACCOUNTS MANAGED

                                                                            ACCOUNTS WITH RESPECT TO WHICH
                                                                            THE ADVISORY FEE IS BASED ON THE
                                       OTHER ACCOUNTS MANAGED               PERFORMANCE OF THE ACCOUNT
                          ------------------------------------------------- --------------------------------
                                                 NUMBER OF  TOTAL ASSETS IN  NUMBER OF     TOTAL ASSETS IN
                                                ACCOUNTS IN   ACCOUNTS IN   ACCOUNTS IN      ACCOUNTS IN
NAME OF PORTFOLIO MANAGER  CATEGORY OF ACCOUNT   CATEGORY      CATEGORY      CATEGORY         CATEGORY
------------------------- --------------------- ----------- --------------- -----------    ---------------
    Kenneth J. Taubes.... Registered Investment      9      $2,967,604,000       0               N/A
                          Companies
                          Other Pooled               2      $1,532,471,000       0               N/A
                          Investment Vehicles
                          Other Accounts             0           N/A             0               N/A

MATERIAL CONFLICTS OF INTEREST

   When a portfolio manager is responsible for the management of more than one account, the potential arises for the portfolio manager to favor one account over another. The principal types of potential conflicts of interest that may arise are discussed below. For the reasons outlined below, Pioneer does not believe that any material conflicts are likely to arise out of a portfolio manager's responsibility for the management of the fund as well as one or more other accounts. Although Pioneer has adopted procedures that it believes are reasonably designed to detect and prevent violations of the federal securities laws and to mitigate the potential for conflicts of interest to affect its portfolio management decisions, there can be no assurance that all conflicts will be identified or that all procedures will be effective in mitigating the potential for such risks. Generally, the risks of such conflicts of interests are increased to the extent that a portfolio manager has a financial incentive to favor one account over another. Pioneer has structured its compensation arrangements in a manner that is intended to limit such potential for conflicts of interests. See "Compensation of Portfolio Managers" below.

   A portfolio manager could favor one account over another in allocating new investment opportunities that have limited supply, such as initial public offerings and private placements. If, for example, an initial public offering that was expected to appreciate in value significantly shortly after the offering was allocated to a single account, that account may be expected to have better investment performance than other accounts that did not receive an allocation of the initial public offering.

   A portfolio manager could favor one account over another in the order in which trades for the accounts are placed. If a portfolio manager determines to purchase a security for more than one account in an aggregate amount that may influence the market price of the security, accounts that purchased or sold the security first may receive a more favorable price than accounts that made subsequent transactions. The less liquid the market for the security or the greater the percentage that the proposed aggregate purchases or sales represent of average daily trading volume, the greater the potential for accounts that make subsequent purchases or sales to receive a less favorable price. When a portfolio manager intends to trade the same security on the same day for more than one account, the trades typically are "bunched," which means that the trades for the individual accounts are aggregated and each account receives the same price. There are some types of accounts as to which bunching may not be possible for contractual reasons (such as directed brokerage arrangements). Circumstances may also arise where the trader believes that bunching the orders may not result in the best possible price. Where those accounts or circumstances are involved, Pioneer will place the order in a manner intended to result in as favorable a price as possible for such client.

   A portfolio manager could favor an account if the portfolio manager's compensation is tied to the performance of that account to a greater degree than other accounts managed by the portfolio manager. If, for example, the portfolio manager receives a bonus based upon the performance of certain accounts relative to a benchmark while other accounts are disregarded for this purpose, the portfolio manager will have a financial incentive to seek to have the accounts that determine the portfolio manager's bonus achieve the best possible performance to the possible detriment of other accounts. Similarly, if Pioneer receives a performance-based advisory fee, the portfolio manager may favor that account, whether or not the performance of that account directly determines the portfolio manager's compensation. A portfolio manager could favor an account if the portfolio manager has a beneficial interest in the account, in order to benefit a large client or to compensate a client that had poor returns. For example, if the portfolio manager held an interest in an investment partnership that was one of the accounts managed by the portfolio manager, the portfolio manager would have an economic incentive to favor the account in which the portfolio manager held an interest.

   If the different accounts have materially and potentially conflicting investment objectives or strategies, a conflict of interest could arise. For example, if a portfolio manager purchases a security for one account and sells the same security for another account, such trading pattern may disadvantage either the account that is long or short. In making portfolio manager assignments, Pioneer seeks to avoid such potentially conflicting situations. However, where a portfolio manager is responsible for accounts with differing investment objectives and policies, it is possible that the portfolio manager will conclude that it is in the best interest of one account to sell a portfolio security while another account continues to hold or increase the holding in such security.

COMPENSATION

COMPENSATION OF PORTFOLIO MANAGERS

   Pioneer has adopted a system of compensation for portfolio managers and seeks to align the financial interests of the portfolio managers with both those of shareholders of the accounts the portfolio managers manage, through incentive payments based in part on the relative investment performance of those funds, and also Pioneer through incentive payments based in part on Pioneer's financial performance. Pioneer's compensation arrangements with its portfolio managers are determined on the basis of the portfolio manager's overall services to Pioneer and its affiliates and not on the basis of specific funds or accounts managed by the portfolio manager. The compensation program for all Pioneer portfolio managers includes a base salary (determined by the rank and tenure of the employee) and an annual bonus program, as well as customary benefits that are offered generally to all full-time employees. Base compensation is fixed and normally reevaluated on an annual basis. Pioneer seeks to set base compensation at market rates, taking into account the experience and responsibilities of the portfolio manager. The bonus plan is intended to provide a competitive level of annual bonus compensation that is tied to the portfolio manager achieving superior investment performance and aligns the financial incentives of Pioneer and the investment professional. Any bonus under the plan is completely discretionary, with a maximum annual bonus that may be in excess of base salary. The annual bonus is based upon a combination of the following factors:

QUANTITATIVE INVESTMENT PERFORMANCE

   The quantitative investment performance calculation is based on pre-tax performance of all of the accounts managed by the portfolio manager (which includes the fund and any other accounts managed by the portfolio manager) over a one-year period (20% weighting) and four-year period (80% weighting), measured for periods ending on December 31. The account is ranked against its peer group universe (60%) and a broad-based securities market index (40%).

QUALITATIVE PERFORMANCE

   The qualitative performance component includes specific objectives that are mutually established and evaluated by each portfolio manager and management.

COMPANY RESULTS AND BUSINESS LINE RESULTS

   Company results and business/division line results affect a portfolio manager's actual bonus by a leverage factor of plus or minus (+/-) a predetermined percentage.

   Certain portfolio managers participate in an incentive plan whereby senior executives or other key employees are granted options in stock of Pioneer Global Asset Management S.p.A., an affiliate of Pioneer, at the then fair value of the underlying stock. These options are generally exercisable within three years.

OWNERSHIP OF SECURITIES

                                     $10,001- $50,001- $100,001- $500,001-     OVER
PORTFOLIO MANAGER    NONE $1-$10,000 $50,000  $100,000 $500,000  $1,000,000 $1,000,000
-----------------    ---- ---------- -------- -------- --------- ---------- ----------
Kenneth J. Taubes...  X

RCM TECHNOLOGY PORTFOLIO

OTHER ACCOUNTS MANAGED

                                                                            ACCOUNTS WITH RESPECT TO WHICH
                                                                            THE ADVISORY FEE IS BASED ON THE
                                       OTHER ACCOUNTS MANAGED               PERFORMANCE OF THE ACCOUNT
                          ------------------------------------------------- --------------------------------
                                                 NUMBER OF  TOTAL ASSETS IN  NUMBER OF     TOTAL ASSETS IN
                                                ACCOUNTS IN   ACCOUNTS IN   ACCOUNTS IN      ACCOUNTS IN
NAME OF PORTFOLIO MANAGER  CATEGORY OF ACCOUNT   CATEGORY      CATEGORY      CATEGORY         CATEGORY
------------------------- --------------------- ----------- --------------- -----------    ---------------
      Walter Price....... Registered Investment     10      $2.986 Billion       0               N/A
                          Companies
                          Other Pooled              2        $10 Million         2           $10 Million
                          Investment Vehicles
                          Other Accounts            8        $45 Million         0               N/A

      Huachen Chen....... Registered Investment     8       $2.941 Billion       0               N/A
                          Companies
                          Other Pooled              0            N/A             0               N/A
                          Investment Vehicles
                          Other Accounts            14       $104 Million        0               N/A

MATERIAL CONFLICTS OF INTEREST

   Like other investment professionals with multiple clients, a portfolio manager for a fund may face certain potential conflicts of interest in connection with managing both a fund and other accounts at the same time. The paragraphs below describe some of these potential conflicts, which RCM believes are faced by investment professionals at most major financial firms. RCM has adopted compliance policies and procedures that attempt to address certain of these potential conflicts. The management of accounts with different advisory fee rates and/or fee structures, including accounts that pay advisory fees based on account performance ("performance fee accounts"), may raise potential conflicts of interest by creating an incentive to favor higher-fee accounts.

   These potential conflicts may include, among others:

    . The most attractive investments could be allocated to higher-fee accounts or performance fee accounts.

    . The trading of higher-fee accounts could be favored as to timing and/or execution price. For example, higher fee accounts could be permitted to sell securities earlier than other accounts when a prompt sale is desirable or to buy securities at an earlier and more opportune time.

    . The investment management team could focus their time and efforts primarily on higher-fee accounts due to a personal stake in compensation.

   A potential conflict of interest may arise when a fund and other accounts purchase or sell the same securities. On occasions when a portfolio manager considers the purchase or sale of a security to be in the best interests of a fund as well as other accounts, RCM's trading desk may, to the extent permitted by applicable laws and regulations, aggregate the securities to be sold or purchased in order to obtain the best execution and lower brokerage commissions, if any. Aggregation of trades may create the potential for unfairness to a fund or another account if one account is favored over another in allocating securities purchased or sold--for example, by allocating a disproportionate amount of a security that is likely to increase in value to a favored account.

   "Cross trades," in which one RCM account sells a particular security to another account (potentially saving transaction costs for both accounts), may also pose a potential conflict of interest. Cross trades may be seen to involve a potential conflict of interest if, for example, one account is permitted to sell a security to another account at a higher price than an independent third party would pay. RCM has adopted compliance procedures that provide that any transaction between funds and another RCM-advised account are to be made at an independent current market price, as required by law.

   Another potential conflict of interest may arise based on the different investment objectives and strategies of a fund and other accounts. For example, another account may have a shorter-term investment horizon or different investment objectives, policies or restrictions than a fund. Depending on another account's objectives or other factors, a portfolio manager may give advice and make decisions that may differ from advice given, or the timing or nature of decisions made, with respect to a fund. In addition, investment decisions are the product of many factors in addition to basic suitability for the particular account involved. Thus, a particular security may be bought or sold for certain accounts even though it could have been bought or sold for other accounts at the same time. More rarely, a particular security may be bought for one or more accounts managed by a portfolio manager when one or more other accounts are selling the security (including short sales). There may be circumstances when purchases or sales of portfolio securities for one or more accounts may have an adverse effect on other accounts.

   A fund's portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

   A fund's portfolio managers may be able to select or influence the selection of the brokers and dealers that are used to execute securities transactions for the Funds. In addition to executing trades, some brokers and dealers provide portfolio managers with brokerage and research services (as those terms are defined in Section 28(c) of the Securities Exchange Act of 1934), which may result in the payment of higher brokerage fees than might have otherwise been available. These services may be more beneficial to certain funds or accounts than to others. Although the payment of brokerage commissions is subject to the requirement that the portfolio manager determine in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to the fund, a portfolio manager's decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the funds and/or accounts that he or she manages.

   A fund's portfolio managers may also face other potential conflicts of interest in managing a fund, and the description above is not a complete description of every conflict that could be deemed to exist in managing both the Funds and other accounts. In addition, a fund's portfolio manager may also manage other accounts (including their personal assets or the assets of family members) in their personal capacity. The management of these accounts may also involve certain of the potential conflicts described above. RCM's investment personnel, including each fund's portfolio manager, are subject to restrictions on engaging in personal securities transactions, pursuant to Codes of Ethics adopted by RCM, which contain provisions and requirements designed to identify and address certain conflicts of interest between personal investment activities and the interests of the Funds. See "Code of Ethics".

PALLAS INVESTMENT PARTNERS, L.P. ("PALLAS") AND RELATED ENTITIES

   Pallas is an investment adviser registered with the SEC. Pallas is owned by Walter Price. Mr. Price is dually employed by Pallas and by RCM.

   Pallas serves as investment manager to two unregistered investment companies (the "Pallas Hedge Funds")--Pallas Global Technology Hedge Fund, L.P. and Pallas Investments II, L.P., each a Delaware limited partnership. The general partner of Pallas Investments II, L.P. and Pallas Global Technology Hedge Fund, L.P. is Pallas Investments, LLC, a Delaware limited liability company (the "General Partner"). Mr. Price owns a majority of the interests in the General Partner. RCM has the right to a minority percentage of the profits of Pallas that are derived from the Pallas Hedge Funds. RCM has a minority ownership interest in the General Partner.

   Each of the Pallas Hedge Funds pays a management fee and an incentive fee (based on a percentage of profits) to either Pallas or the General Partner. The management fee is 1.25% for Pallas Investments II, L.P. and 1.50% for Pallas Global Technology Hedge Fund, L.P. Mr. Price acts as portfolio manager for certain RCM client accounts including, among others, the RCM Technology Portfolio.

   RCM and Pallas share common employees, facilities, and systems. Pallas may act as investment adviser to one or more of RCM's affiliates, and may serve as sub-adviser for accounts or clients for which RCM or one of its affiliates serves as investment manager or investment adviser. RCM also may provide other services, including but not limited to investment advisory services or administrative services, to Pallas.

   RCM, Pallas, and the Allianz Advisory Affiliates all engage in proprietary research and all acquire investment information and research services from broker-dealers. RCM and the Allianz Advisory Affiliates share such research and investment information.

   In addition, trades entered into by Pallas on behalf of Pallas' clients are executed through RCM's equity trading desk, and trades by Pallas on behalf of Pallas' clients (including the Pallas Hedge Funds) are aggregated with trades by RCM on behalf of RCM's clients. All trades on behalf of Pallas' clients that are executed through RCM's equity trading desk will be executed pursuant to procedures designed to ensure that all clients of both RCM and Pallas (including the Pallas Hedge Funds) is treated fairly and equitably over time. The General Partner and/or Pallas receive a participation in the profits of the Pallas Hedge Funds. Mr. Price also invested personally in one or more of the Pallas Hedge Funds. As a result, Mr. Price has a conflict of interest with respect to the management of the Pallas Hedge Funds and the other accounts that he manages, and he may have an incentive to favor the Pallas Hedge Funds over other accounts that he manages. RCM has adopted procedures reasonably designed to ensure that Mr. Price meets his fiduciary obligations to all clients for whom he acts as portfolio manager and treats all such clients fairly and equitably over time.

COMPENSATION

   RCM goes to great lengths to ensure that its compensation packages are competitive. RCM's compensation strategy begins with participation in annual industry compensation reviews to benchmark "best in class" compensation amounts at every level in the firm. RCM is a member of the McLagan Partners, Inc. Roundtable, and we benchmark each position's compensation package against the most competitive standards in compensation for companies in our region and in the investment management community.

   RCM maintains a compensation system that is designed to reward excellence, retain talent and align the individual interests of our staff with the investment results generated on behalf of our clients. The primary components of this system are base compensation, incentive bonus, and long term incentive units (LTIP). We strive to provide our staff with competitive salaries and incentive compensation that is driven by peer data and investment performance. In addition, our key staff will benefit by the overall success of our business in both the short term (incentive bonus) and the long term (LTIP), ensuring that monetary reward is competitive and reflective of the investment results received by our clients.

   RCM compensates its portfolio managers using one of two compensation programs. The first program consists of a base salary, a variable bonus opportunity, and a benefits package (the "Bonus Program"). The other program consists of profit sharing relating to the profits generated by the mutual fund managed by a particular portfolio manager (the "Profit Program").

BONUS PROGRAM

   BASE SALARY--Each Portfolio Manager is paid a fixed base salary set at a competitive level, taking into consideration the Portfolio Manager's experience and responsibilities, as determined by RCM.

   ANNUAL BONUS AND PROFIT SHARING OPPORTUNITY--Each Portfolio Manager's compensation is directly affected by the performance of the individual portfolios he or she manages, as well as the performance of the individual's portfolio management team and the overall success of the firm. A target bonus amount is established at the beginning of the year based on peer data. The target bonus is subject to an increase or decrease at year-end based on firm profitability and individual performance. The individual performance criterion is derived from a calculation using both quantitative and qualitative factors. Approximately 70% of the individual's performance rating is quantities, based on the pre-tax investment performance of the accounts managed by both the team and the individual, with 50% of the performance rating measured relative to the relevant portfolio/Fund's benchmark and 50% of the rating measured relative to the performance of an appropriate peer group (either the relevant Fund's Lipper or institutional peer group). Performance is calculated over a three year trailing period. The remaining 30% of the bonus is based on a qualitative review of the individual's performance (with 10% from peer reviews and 20% from the appraisal by the individual's manager.

   ADDITIONAL INCENTIVES--Our key staff will benefit by the overall success of our business in both the short term (incentive bonus) and the long term
   (LTIP), ensuring that monetary reward is competitive and reflective of the investment results received by our clients over the various market cycles.

PROFIT PROGRAM

   RCM compensates the portfolio managers of the RCM Technology Portfolio under the Profit Program. In the Profit Program portfolio managers share in the profits generated by the mutual fund they manage. In this program, portfolio managers receive compensation based on the revenues produced by a mutual fund less designated expenses incurred by RCM to manage the fund. Under this program portfolio managers also are eligible to participate in the LTIP program and the retirement plans referenced above.

OWNERSHIP OF SECURITIES

                                  $10,001- $50,001- $100,001- $500,001-     OVER
PORTFOLIO MANAGER NONE $1-$10,000 $50,000  $100,000 $500,000  $1,000,000 $1,000,000
----------------- ---- ---------- -------- -------- --------- ---------- ----------
  Walter Price...  X

  Huachen Chen...
                   X

RAINIER LARGE CAP EQUITY PORTFOLIO (AS OF 6/30/07)

OTHER ACCOUNTS MANAGED

                                                                              ACCOUNTS WITH RESPECT TO WHICH
                                                                              THE ADVISORY FEE IS BASED ON THE
                                        OTHER ACCOUNTS MANAGED                PERFORMANCE OF THE ACCOUNT
                          --------------------------------------------------- --------------------------------
                                                   NUMBER OF  TOTAL ASSETS IN  NUMBER OF     TOTAL ASSETS IN
                                                  ACCOUNTS IN   ACCOUNTS IN   ACCOUNTS IN      ACCOUNTS IN
NAME OF PORTFOLIO MANAGER   CATEGORY OF ACCOUNT    CATEGORY      CATEGORY      CATEGORY         CATEGORY
------------------------- ----------------------- ----------- --------------- -----------    ---------------
    James R. Margard..... Registered Investment        0            N/A            0               N/A
                          Companies
                          Other Pooled Investment      0            N/A            0               N/A
                          Vehicles
                          Other Accounts              136     $13.524 Billion      0               N/A

    Daniel M. Brewer..... Registered Investment        0            N/A            0               N/A
                          Companies
                          Other Pooled Investment      0            N/A            0               N/A
                          Vehicles
                          Other Accounts              136     $13.524 Billion      0               N/A

                                                                            ACCOUNTS WITH RESPECT TO WHICH
                                                                            THE ADVISORY FEE IS BASED ON THE
                                       OTHER ACCOUNTS MANAGED               PERFORMANCE OF THE ACCOUNT
                          ------------------------------------------------- --------------------------------
                                                 NUMBER OF  TOTAL ASSETS IN  NUMBER OF     TOTAL ASSETS IN
                                                ACCOUNTS IN   ACCOUNTS IN   ACCOUNTS IN      ACCOUNTS IN
NAME OF PORTFOLIO MANAGER  CATEGORY OF ACCOUNT   CATEGORY      CATEGORY      CATEGORY         CATEGORY
------------------------- --------------------- ----------- --------------- -----------    ---------------
    Mark W. Broughton.... Registered Investment      0            N/A            0               N/A
                          Companies
                          Other Pooled               0            N/A            0               N/A
                          Investment Vehicles
                          Other Accounts            136     $13.524 Billion      0               N/A

    Stacie L. Cowell..... Registered Investment      0            N/A            0               N/A
                          Companies
                          Other Pooled               0            N/A            0               N/A
                          Investment Vehicles
                          Other Accounts            136     $13.524 Billion      0               N/A

    Mark H. Dawson....... Registered Investment      0            N/A            0               N/A
                          Companies
                          Other Pooled               0            N/A            0               N/A
                          Investment Vehicles
                          Other Accounts            136     $13.524 Billion      0               N/A

    Peter M. Musser...... Registered Investment      0            N/A            0               N/A
                          Companies
                          Other Pooled               0            N/A            0               N/A
                          Investment Vehicles
                          Other Accounts            136     $13.524 Billion      0               N/A

MATERIAL CONFLICTS OF INTEREST

   The compensation paid to the Adviser for managing the Portfolio is based only on a percentage of assets under management. Portfolio managers benefit from the Adviser's revenues and profitability. But no portfolio managers are compensated based directly on fee revenue earned by the Adviser on particular accounts in a way that would create a material conflict of interest in favoring particular accounts over other accounts.

   Execution and research services provided by brokers may not always be utilized in connection with the Portfolio or other client accounts that may have provided the commission or a portion of the commission paid to the broker providing the services. The Adviser allocates brokerage commissions for these services in a manner that it believes is fair and equitable and consistent with its fiduciary obligations to each of its clients.

   If a portfolio manager identifies a limited investment opportunity that may be suitable for more than one Portfolio or other client account, the Portfolio may not be able to take full advantage of that opportunity. To mitigate this conflict of interest, the Adviser aggregates orders of the portfolios it advises with orders from each of its other client accounts in order to ensure that all clients are treated fairly and equitably over time and consistent with its fiduciary obligations to each of its clients.

COMPENSATION

   All portfolio managers are compensated by the Portfolio's Adviser. All portfolio managers receive a fixed salary. Portfolio managers who are shareholders (principals) receive a dividend based on number of Rainier Management shares owned. Portfolio managers who are neither shareholders nor principals receive an annual subjective bonus based on the employee's contribution to the performance of the Portfolio and other accounts that he or she manages, as well as the employee's teamwork, constructive attitude and other contributions to the Adviser's business, but not based on the size of the portfolio or assets under management. The measurement of a non-shareholder portfolio manager's contribution to the performance of a Portfolio is not strictly a quantitative measurement of security performance compared to a benchmark. However, attribution analysis comparing performance of the portfolio holdings to a benchmark for the industry for which the portfolio manager has responsibility is normally reviewed. Typically, periods of one and three years receive greatest scrutiny in performance evaluations, without regard to the effect any taxes would have on those portfolio recommendations.

OWNERSHIP OF SECURITIES

                                          $10,001- $50,001- $100,001- $500,001-     OVER
PORTFOLIO MANAGER         NONE $1-$10,000 $50,000  $100,000 $500,000  $1,000,000 $1,000,000
-----------------         ---- ---------- -------- -------- --------- ---------- ----------
James R. Margard.........  X

Daniel M. Brewer.........
                           X

Mark W. Broughton........
                           X

Stacie L. Cowell.........
                           X

Mark H. Dawson...........
                           X

Peter M. Musser..........
                           X

T. ROWE PRICE MID CAP GROWTH PORTFOLIO

OTHER ACCOUNTS MANAGED

                                                                              ACCOUNTS WITH RESPECT TO WHICH
                                                                              THE ADVISORY FEE IS BASED ON THE
                                        OTHER ACCOUNTS MANAGED*               PERFORMANCE OF THE ACCOUNT
                          --------------------------------------------------- --------------------------------
                                                 NUMBER OF   TOTAL ASSETS IN   NUMBER OF     TOTAL ASSETS IN
                                                ACCOUNTS IN    ACCOUNTS IN    ACCOUNTS IN      ACCOUNTS IN
NAME OF PORTFOLIO MANAGER  CATEGORY OF ACCOUNT   CATEGORY       CATEGORY       CATEGORY         CATEGORY
------------------------- --------------------- ----------- ----------------- -----------    ---------------
     Brian Berghuis...... Registered Investment      7      $20,984.0 Million      0               N/A
                          Companies
                          Other Pooled               1       $307.8 Million        0               N/A
                          Investment Vehicles
                          Other Accounts             5       $667.4 Million        0               N/A

--------
* Please note the information above does not include any of the funds for which T. Rowe Price serves as subadviser for Met Investors Advisory, LLC. The assets have not yet been reconciled, and therefore, are subject to change.

MATERIAL CONFLICTS OF INTEREST

   Portfolio managers at T. Rowe Price typically manage multiple accounts. These accounts may include, among others, mutual funds, separate accounts (assets managed on behalf of institutions such as pension funds, colleges and universities, foundations), and commingled trust accounts. Portfolio managers make investment decisions for each portfolio based on the investment objectives, policies, practices and other relevant investment considerations that the managers believe are applicable to that portfolio. Consequently, portfolio managers may purchase (or sell) securities for one portfolio and not another portfolio. T. Rowe Price has adopted brokerage and trade allocation policies and procedures which it believes are reasonably designed to address any potential conflicts associated with managing multiple accounts for multiple clients. Also, as disclosed under the "Portfolio

Manager's Compensation" section, our portfolio managers' compensation is determined in the same manner with respect to all portfolios managed by the portfolio manager.

COMPENSATION

   Portfolio manager compensation consists primarily of a base salary, a cash bonus, and an equity incentive that usually comes in the form of a stock option grant. Occasionally, portfolio managers will also have the opportunity to participate in venture capital partnerships. Compensation is variable and is determined based on the following factors:

   Investment performance over one-, three-, five-, and 10-year periods is the most important input. We evaluate performance in absolute, relative, and risk-adjusted terms. Relative performance and risk-adjusted performance are determined with reference to the broad based index (ex. S&P500) and an applicable Lipper index (ex. Mid-Cap Growth), though other benchmarks may be used as well. Investment results are also compared to comparably managed funds of competitive investment management firms.

   Performance is primarily measured on a pre-tax basis though tax-efficiency is considered and is especially important for tax efficient funds. It is important to note that compensation is viewed with a long term time horizon. The more consistent a manager's performance over time, the higher the compensation opportunity. The increase or decrease in a fund's assets due to the purchase or sale of fund shares is not considered a material factor.

   Contribution to our overall investment process is an important consideration as well. Sharing ideas with other portfolio managers, working effectively with and mentoring our younger analysts, and being good corporate citizens are important components of our long term success and are highly valued.

   All employees of T. Rowe Price, including portfolio managers, participate in a 401(k) plan sponsored by T. Rowe Price Group. In addition, all employees are eligible to purchase T. Rowe Price common stock through an employee stock purchase plan that features a limited corporate matching contribution. Eligibility for and participation in these plans is on the same basis as for all employees. Finally, all vice presidents of T. Rowe Price Group, including all portfolio managers, receive supplemental medical/hospital reimbursement benefits.

   This compensation structure is used for all portfolios managed by the portfolio manager.

OWNERSHIP OF SECURITIES

                                  $10,001- $50,001- $100,001- $500,001-     OVER
PORTFOLIO MANAGER NONE $1-$10,000 $50,000  $100,000 $500,000  $1,000,000 $1,000,000
----------------- ---- ---------- -------- -------- --------- ---------- ----------
 Brian Berghuis..  X

THIRD AVENUE SMALL CAP VALUE PORTFOLIO

OTHER ACCOUNTS MANAGED

                                                                            ACCOUNTS WITH RESPECT TO WHICH
                                                                            THE ADVISORY FEE IS BASED ON THE
                                       OTHER ACCOUNTS MANAGED               PERFORMANCE OF THE ACCOUNT
                          ------------------------------------------------- --------------------------------
                                                 NUMBER OF  TOTAL ASSETS IN  NUMBER OF     TOTAL ASSETS IN
                                                ACCOUNTS IN   ACCOUNTS IN   ACCOUNTS IN      ACCOUNTS IN
NAME OF PORTFOLIO MANAGER  CATEGORY OF ACCOUNT   CATEGORY      CATEGORY      CATEGORY         CATEGORY
------------------------- --------------------- ----------- --------------- -----------    ---------------
      Curtis Jensen...... Registered Investment      5       $3.6 Billion        0               N/A
                          Companies
                          Other Pooled               0            N/A            0               N/A
                          Investment Vehicles
                          Other Accounts             4*     Over $1 Million      0               N/A

                                                                            ACCOUNTS WITH RESPECT TO WHICH
                                                                            THE ADVISORY FEE IS BASED ON THE
                                       OTHER ACCOUNTS MANAGED               PERFORMANCE OF THE ACCOUNT
                          ------------------------------------------------- --------------------------------
                                                 NUMBER OF  TOTAL ASSETS IN  NUMBER OF     TOTAL ASSETS IN
                                                ACCOUNTS IN   ACCOUNTS IN   ACCOUNTS IN      ACCOUNTS IN
NAME OF PORTFOLIO MANAGER  CATEGORY OF ACCOUNT   CATEGORY      CATEGORY      CATEGORY         CATEGORY
------------------------- --------------------- ----------- --------------- -----------    ---------------
    Ian Lapey............ Registered Investment      7       $2.1 Billion        0               N/A
                          Companies
                          Other Pooled               3       $223 Million        0               N/A
                          Investment Vehicles
                          Other Accounts             0           N/A             0               N/A

    Kathleen Crawford.... Registered Investment      7       $2.1 Billion        0               N/A
                          Companies
                          Other Pooled               3       $223 Million        0               N/A
                          Investment Vehicles
                          Other Accounts             0           N/A             0               N/A

--------
* Curtis Jensen manages these accounts in a personal capacity and receives no advisory fee for these accounts.

MATERIAL CONFLICTS OF INTEREST

   Circumstances may arise under which Third Avenue Management LLC (the "Adviser") determines that, while it would be both desirable and suitable that a particular security or other investment be purchased or sold for the account of more than one of its client accounts, there is a limited supply or demand for the security or other investment. Each portfolio manager also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for the Fund. The Adviser has adopted policies and procedures to monitor and manage these potential conflicts of interest to protect its clients' interests.

COMPENSATION

   Each portfolio manager receives a fixed base salary and a cash bonus, payable each year. A portion of the bonus is deferred, pursuant to a deferred compensation plan of the Adviser. The bonus is determined in the discretion of senior management of the Adviser, and is based on a qualitative analysis of several factors, including the profitability of the Adviser and the contribution of the individual employee. Portfolio managers who perform additional management functions within the Adviser may receive additional compensation in these other capacities.

OWNERSHIP OF SECURITIES

                                          $10,001- $50,001- $100,001- $500,001-     OVER
PORTFOLIO MANAGER         NONE $1-$10,000 $50,000  $100,000 $500,000  $1,000,000 $1,000,000
-----------------         ---- ---------- -------- -------- --------- ---------- ----------
Curtis Jensen............  X

Ian Lapey................
                           X

Kathleen Crawford........
                           X

TURNER MID CAP GROWTH PORTFOLIO

OTHER ACCOUNTS MANAGED

                                                                            ACCOUNTS WITH RESPECT TO WHICH
                                                                            THE ADVISORY FEE IS BASED ON THE
                                       OTHER ACCOUNTS MANAGED               PERFORMANCE OF THE ACCOUNT
                          ------------------------------------------------- --------------------------------
                                                 NUMBER OF  TOTAL ASSETS IN  NUMBER OF     TOTAL ASSETS IN
                                                ACCOUNTS IN   ACCOUNTS IN   ACCOUNTS IN      ACCOUNTS IN
NAME OF PORTFOLIO MANAGER  CATEGORY OF ACCOUNT   CATEGORY      CATEGORY      CATEGORY         CATEGORY
------------------------- --------------------- ----------- --------------- -----------    ---------------
  Christopher K. McHugh.. Registered Investment     14       $4.6 Billion        3          $1.3 Billion
                          Companies
                          Other Pooled              27       $636 Million        2           $4 Million
                          Investment Vehicles
                          Other Accounts            23       $2.8 Billion        2          $162 Million

  Jason D. Schrotberger.. Registered Investment     15       $3.8 Billion        1          $103 Million
                          Companies
                          Other Pooled              26       $551 Million        2           $4 Million
                          Investment Vehicles
                          Other Accounts            55       $3.3 Billion        4          $264 Million

  Tara R. Hedlund........ Registered Investment     10       $3.3 Billion        1          $103 Million
                          Companies
                          Other Pooled              20       $505 Million        2           $4 Million
                          Investment Vehicles
                          Other Accounts            15       $916 Million        1          $127 Million

MATERIAL CONFLICTS OF INTEREST

   As is typical for many money managers, potential conflicts of interest may arise related to Turner's management of accounts including the Fund where not all accounts are able to participate in a desired IPO, or other limited opportunity, relating to use of soft dollars and other brokerage practices, related to the voting of proxies, employee personal securities trading, and relating to a variety of other circumstances. In all cases, however, Turner believes it has written policies and procedures in place reasonably designed to prevent violations of the federal securities laws and to prevent material conflicts of interest from arising. Please also see Turner's Form ADV, Part II for a description of some of its policies and procedures in this regard.

COMPENSATION

   Turner's investment professionals receive a base salary commensurate with their level of experience. Turner's goal is to maintain competitive base salaries through review of industry standards, market conditions, and salary surveys. Bonus compensation, which is a multiple of base salary, is based on the performance of each individual's sector and portfolio assignments relative to appropriate market benchmarks. In addition, each employee is eligible for equity ownership and equity owners share the firm's profits. Most of the members of the Investment Team and all Portfolio Managers for The Funds, are equity owners of Turner. This compensation and ownership structure provides incentive to attract and retain highly qualified people, as each member of the firm has the opportunity to share directly in the accomplishments of the business.

   The objective performance criteria noted above accounts for 90% of the bonus calculation. The remaining 10% is based upon subjective, "good will" factors including teamwork, interpersonal relations, the individual's contribution to overall success of the firm, media and client relations, presentation skills, and professional development. Portfolio managers/analysts are reviewed on an annual basis. The Chief Investment Officer is responsible for setting base salaries, bonus targets, and making all subjective judgments related to an investment professionals' compensation. The CIO is also responsible for identifying investment professionals that should be considered for equity ownership on an annual basis.

OWNERSHIP OF SECURITIES

                                     $10,001- $50,001- $100,001- $500,001-     OVER
PORTFOLIO MANAGER    NONE $1-$10,000 $50,000  $100,000 $500,000  $1,000,000 $1,000,000
-----------------    ---- ---------- -------- -------- --------- ---------- ----------
Christopher McHugh..  X

Jason Schrotberger..
                      X

Tara Hedlund........
                      X

VAN KAMPEN COMSTOCK PORTFOLIO

OTHER ACCOUNTS MANAGED

                                                                            ACCOUNTS WITH RESPECT TO WHICH
                                                                            THE ADVISORY FEE IS BASED ON THE
                                       OTHER ACCOUNTS MANAGED               PERFORMANCE OF THE ACCOUNT
                          ------------------------------------------------- --------------------------------
                                                 NUMBER OF  TOTAL ASSETS IN  NUMBER OF     TOTAL ASSETS IN
                                                ACCOUNTS IN   ACCOUNTS IN   ACCOUNTS IN      ACCOUNTS IN
NAME OF PORTFOLIO MANAGER  CATEGORY OF ACCOUNT   CATEGORY      CATEGORY      CATEGORY         CATEGORY
------------------------- --------------------- ----------- --------------- -----------    ---------------
   R. Robert Baker....... Registered Investment     18      $30,734,855,846      0               N/A
                          Companies
                          Other Pooled              1        $671,039,889        0               N/A
                          Investment Vehicles
                          Other Accounts          13,252    $2,554,294,172       0               N/A

   Jason S. Leder........ Registered Investment     18      $30,734,855,846      0               N/A
                          Companies
                          Other Pooled              1        $671,039,889        0               N/A
                          Investment Vehicles
                          Other Accounts          13,252    $2,554,294,172       0               N/A

   Kevin C. Holt......... Registered Investment     18      $30,734,855,846      0               N/A
                          Companies
                          Other Pooled              1        $671,039,889        0               N/A
                          Investment Vehicles
                          Other Accounts          13,252    $2,554,294,172       0               N/A

   Devin E. Armstrong.... Registered Investment     18      $30,734,855,846      0               N/A
                          Companies
                          Other Pooled              1        $671,039,889        0               N/A
                          Investment Vehicles
                          Other Accounts          13,252    $2,554,294,172       0               N/A

   James N. Warwick...... Registered Investment     18      $30,734,855,846      0               N/A
                          Companies
                          Other Pooled              1        $671,039,889        0               N/A
                          Investment Vehicles
                          Other Accounts          13,252    $2,554,294,172       0               N/A

MATERIAL CONFLICTS OF INTEREST

   Because the portfolio managers manage assets for other investment companies, pooled investment vehicles and/or other accounts (including institutional clients, pension plans and certain high net worth individuals), there may be an incentive to favor one client over another resulting in conflicts of interest. For instance, the Investment Adviser may receive fees from certain accounts that are higher than the fee it receives from the Fund, or it may receive a performance-based fee on certain accounts. In those instances, the portfolio managers may have an incentive to favor the higher and/or performance-based fee accounts over the Fund. In addition, a conflict of interest could exist to the extent the Investment Adviser has proprietary investments in certain accounts, where portfolio managers have personal investments in certain accounts or when certain accounts are investment options in the Investment Adviser's employee benefits and/or deferred compensation plans. The portfolio manager may have an incentive to favor these accounts over others. If the Investment Adviser manages accounts that engage in short sales of securities of the type in which the Fund invests, the Investment Adviser could be seen as harming the performance of the Fund for the benefit of the accounts engaging in short sales if the short sales cause the market value of the securities to fall. The Investment Adviser has adopted trade allocation and other policies and procedures that it believes are reasonably designed to address these and other conflicts of interest.

COMPENSATION

   Portfolio managers receive a combination of base compensation and discretionary compensation, comprising a cash bonus and several deferred compensation programs described below. The methodology used to determine portfolio manager compensation is applied across all funds/accounts managed by the portfolio managers.

BASE SALARY COMPENSATION

   Generally, portfolio managers receive base salary compensation based on the level of their position with the Investment Adviser.

DISCRETIONARY COMPENSATION

   In addition to base compensation, portfolio managers may receive discretionary compensation.

   Discretionary compensation can include:

    .  Cash Bonus

    . MORGAN STANLEY'S LONG TERM INCENTIVE COMPENSATION AWARDS--a mandatory program that defers a portion of discretionary year-end compensation into restricted stock units or other awards based on Morgan Stanley common stock or other investments that are subject to vesting and other conditions.

    . INVESTMENT MANAGEMENT ALIGNMENT PLAN (IMAP) AWARDS--a mandatory program that defers a portion of discretionary year-end compensation and notionally invests it in designated funds advised by the Investment Adviser or its affiliates. The award is subject to vesting and other conditions. Portfolio managers must notionally invest a minimum of 25% to a maximum of 100% of the IMAP deferral into a combination of the designated funds they manage that are included in the IMAP fund menu, which may or may not include the Fund.

    . VOLUNTARY DEFERRED COMPENSATION PLANS--voluntary programs that permit certain employees to elect to defer a portion of their discretionary year-end compensation and directly or notionally invest the deferred amount: (1) across a range of designated investment funds, including funds advised by the Investment Adviser or its affiliates; and/or (2) in Morgan Stanley stock units.

   Several factors determine discretionary compensation, which can vary by portfolio management team and circumstances. In order of relative importance, these factors include:

    . INVESTMENT PERFORMANCE. A portfolio manager's compensation is linked to the pre-tax investment performance of the funds/accounts managed by the portfolio manager. Investment performance is calculated for one-, three- and five-year periods measured against a fund's/account's primary benchmark (as set forth in the fund's prospectus), indices and/or peer groups where applicable. Generally, the greatest weight is placed on the three- and five-year periods.

    . Revenues generated by the investment companies, pooled investment vehicles and other accounts managed by the portfolio manager.

    .  Contribution to the business objectives of the Investment Adviser.

    .  The dollar amount of assets managed by the portfolio manager.

    .  Market compensation survey research by independent third parties.

    .  Other qualitative factors, such as contributions to client objectives.

    . Performance of Morgan Stanley and Morgan Stanley Investment Management, and the overall performance of the investment team(s) of which the portfolio manager is a member.

OWNERSHIP OF SECURITIES

                                     $10,001- $50,001- $100,001- $500,001-     OVER
PORTFOLIO MANAGER    NONE $1-$10,000 $50,000  $100,000 $500,000  $1,000,000 $1,000,000
-----------------    ---- ---------- -------- -------- --------- ---------- ----------
R. Robert Baker.....  X

Jason S. Leder......
                      X

Kevin C. Holt.......
                      X

Devin E. Armstrong..
                      X

James N. Warwick....
                      X

VAN KAMPEN MID CAP GROWTH PORTFOLIO

OTHER ACCOUNTS MANAGED

                                                                            ACCOUNTS WITH RESPECT TO WHICH
                                                                            THE ADVISORY FEE IS BASED ON THE
                                       OTHER ACCOUNTS MANAGED               PERFORMANCE OF THE ACCOUNT
                          ------------------------------------------------- --------------------------------
                                                 NUMBER OF  TOTAL ASSETS IN  NUMBER OF     TOTAL ASSETS IN
                                                ACCOUNTS IN   ACCOUNTS IN   ACCOUNTS IN      ACCOUNTS IN
NAME OF PORTFOLIO MANAGER  CATEGORY OF ACCOUNT   CATEGORY      CATEGORY      CATEGORY         CATEGORY
------------------------- --------------------- ----------- --------------- -----------    ---------------
      Dennis Lynch....... Registered Investment     37      $32,189,208,866      0               N/A
                          Companies
                          Other Pooled               5      $1,525,680,441       0               N/A
                          Investment Vehicles
                          Other Accounts           7,247    $1,981,330,357       0               N/A

      David Cohen........ Registered Investment     37      $32,189,208,866      0               N/A
                          Companies
                          Other Pooled               5      $1,525,680,441       0               N/A
                          Investment Vehicles
                          Other Accounts           7,247    $1,981,330,357       0               N/A

                                                                            ACCOUNTS WITH RESPECT TO WHICH
                                                                            THE ADVISORY FEE IS BASED ON THE
                                       OTHER ACCOUNTS MANAGED               PERFORMANCE OF THE ACCOUNT
                          ------------------------------------------------- --------------------------------
                                                 NUMBER OF  TOTAL ASSETS IN  NUMBER OF     TOTAL ASSETS IN
                                                ACCOUNTS IN   ACCOUNTS IN   ACCOUNTS IN      ACCOUNTS IN
NAME OF PORTFOLIO MANAGER  CATEGORY OF ACCOUNT   CATEGORY      CATEGORY      CATEGORY         CATEGORY
------------------------- --------------------- ----------- --------------- -----------    ---------------
    Sam Chainani......... Registered Investment     37      $32,189,208,866      0               N/A
                          Companies
                          Other Pooled               5      $1,525,680,441       0               N/A
                          Investment Vehicles
                          Other Accounts           7,247    $1,981,330,357       0               N/A

    Alexander Norton..... Registered Investment     37      $32,189,208,866      0               N/A
                          Companies
                          Other Pooled               5      $1,525,680,441       0               N/A
                          Investment Vehicles
                          Other Accounts           7,247    $1,981,330,357       0               N/A

    Jason Yeung.......... Registered Investment     37      $32,189,208,866      0               N/A
                          Companies
                          Other Pooled               5      $1,525,680,441       0               N/A
                          Investment Vehicles
                          Other Accounts           7,247    $1,981,330,357       0               N/A

MATERIAL CONFLICTS OF INTEREST

   Because the portfolio managers manage assets for other investment companies, pooled investment vehicles and/or other accounts (including institutional clients, pension plans and certain high net worth individuals), there may be an incentive to favor one client over another resulting in conflicts of interest. For instance, the Investment Adviser may receive fees from certain accounts that are higher than the fee it receives from the Fund, or it may receive a performance-based fee on certain accounts. In those instances, the portfolio managers may have an incentive to favor the higher and/or performance-based fee accounts over the Fund. In addition, a conflict of interest could exist to the extent the Investment Adviser has proprietary investments in certain accounts, where portfolio managers have personal investments in certain accounts or when certain accounts are investment options in the Investment Adviser's employee benefits and/or deferred compensation plans. The portfolio manager may have an incentive to favor these accounts over others. If the Investment Adviser manages accounts that engage in short sales of securities of the type in which the Fund invests, the Investment Adviser could be seen as harming the performance of the Fund for the benefit of the accounts engaging in short sales if the short sales cause the market value of the securities to fall. The Investment Adviser has adopted trade allocation and other policies and procedures that it believes are reasonably designed to address these and other conflicts of interest.

COMPENSATION

   Portfolio managers receive a combination of base compensation and discretionary compensation, comprising a cash bonus and several deferred compensation programs described below. The methodology used to determine portfolio manager compensation is applied across all funds/accounts managed by the portfolio managers.

BASE SALARY COMPENSATION

   Generally, portfolio managers receive base salary compensation based on the level of their position with the Investment Adviser.

DISCRETIONARY COMPENSATION

   In addition to base compensation, portfolio managers may receive discretionary compensation.

   Discretionary compensation can include:

    .  Cash Bonus.

    . MORGAN STANLEY'S LONG TERM INCENTIVE COMPENSATION AWARDS--a mandatory program that defers a portion of discretionary year-end compensation into restricted stock units or other awards based on Morgan Stanley common stock or other investments that are subject to vesting and other conditions.

    . INVESTMENT MANAGEMENT ALIGNMENT PLAN (IMAP) AWARDS--a mandatory program that defers a portion of discretionary year-end compensation and notionally invests it in designated funds advised by the Investment Adviser or its affiliates. The award is subject to vesting and other conditions. Portfolio managers must notionally invest a minimum of 25% to a maximum of 100% of the IMAP deferral into a combination of the designated funds they manage that are included in the IMAP fund menu, which may or may not include the Fund.

    . VOLUNTARY DEFERRED COMPENSATION PLANS--voluntary programs that permit certain employees to elect to defer a portion of their discretionary year-end compensation and directly or notionally invest the deferred amount: (1) across a range of designated investment funds, including funds advised by the Investment Adviser or its affiliates; and/or (2) in Morgan Stanley stock units.

   Several factors determine discretionary compensation, which can vary by portfolio management team and circumstances. In order of relative importance, these factors include:

    . INVESTMENT PERFORMANCE. A portfolio manager's compensation is linked to the pre-tax investment performance of the funds/accounts managed by the portfolio manager. Investment performance is calculated for one-, three- and five-year periods measured against a fund's/account's primary benchmark (as set forth in the fund's prospectus), indices and/or peer groups where applicable. Generally, the greatest weight is placed on the three- and five-year periods.

    . Revenues generated by the investment companies, pooled investment vehicles and other accounts managed by the portfolio manager.

    .  Contribution to the business objectives of the Investment Adviser.

    .  The dollar amount of assets managed by the portfolio manager.

    .  Market compensation survey research by independent third parties.

    .  Other qualitative factors, such as contributions to client objectives.

    . Performance of Morgan Stanley and Morgan Stanley Investment Management, and the overall performance of the investment team(s) of which the portfolio manager is a member.

OWNERSHIP OF SECURITIES

                                     $10,001- $50,001- $100,001- $500,001-     OVER
PORTFOLIO MANAGER    NONE $1-$10,000 $50,000  $100,000 $500,000  $1,000,000 $1,000,000
-----------------    ---- ---------- -------- -------- --------- ---------- ----------
Dennis Lynch........  X

David Cohen.........
                      X

Sam Chainani........
                      X

Alexander Norton....
                      X

Jason Yeung.........
                      X

AMERICAN FUNDS BALANCED ALLOCATION PORTFOLIO, AMERICAN FUNDS GROWTH ALLOCATION PORTFOLIO AND AMERICAN FUNDS MODERATE ALLOCATION PORTFOLIO

OTHER ACCOUNTS MANAGED

                                                                            ACCOUNTS WITH RESPECT TO WHICH
                                                                            THE ADVISORY FEE IS BASED ON THE
                                       OTHER ACCOUNTS MANAGED               PERFORMANCE OF THE ACCOUNT
                          ------------------------------------------------- --------------------------------
                                                 NUMBER OF  TOTAL ASSETS IN  NUMBER OF     TOTAL ASSETS IN
                                                ACCOUNTS IN   ACCOUNTS IN   ACCOUNTS IN      ACCOUNTS IN
NAME OF PORTFOLIO MANAGER  CATEGORY OF ACCOUNT   CATEGORY      CATEGORY      CATEGORY         CATEGORY
------------------------- --------------------- ----------- --------------- -----------    ---------------
   Elizabeth M. Forget... Registered Investment      6      $6,644,783,921       0               N/A
                          Companies
                          Other Pooled               0           N/A             0               N/A
                          Investment Vehicles
                          Other Accounts             0           N/A             0               N/A

   Alan Leland........... Registered Investment      6      $6,644,783,921       0               N/A
                          Companies
                          Other Pooled               0           N/A             0               N/A
                          Investment Vehicles
                          Other Accounts             0           N/A             0               N/A

   Darrel A. Olson....... Registered Investment      6      $6,644,783,921       0               N/A
                          Companies
                          Other Pooled               0           N/A             0               N/A
                          Investment Vehicles
                          Other Accounts             0           N/A             0               N/A

   John F. Guthrie....... Registered Investment      6      $6,644,783,921       0               N/A
                          Companies
                          Other Pooled               0           N/A             0               N/A
                          Investment Vehicles
                          Other Accounts             0           N/A             0               N/A

   Thomas C. McDevitt.... Registered Investment      6      $6,644,783,921       0               N/A
                          Companies
                          Other Pooled               0           N/A             0               N/A
                          Investment Vehicles
                          Other Accounts             0           N/A             0               N/A

MATERIAL CONFLICTS OF INTEREST

   Met Investors Advisory, LLC is not aware of any material conflicts of interest that may arise in connection with the management of the Asset Allocation Portfolios and the management of the other accounts included in the table above.

COMPENSATION

   The portfolio managers for the Asset Allocation Portfolios are compensated following MetLife's compensation methodology, which applies to all employees. Employees receive a salary and are eligible to receive an incentive bonus. The portfolio managers receive a majority of their compensation in the form of base salary. The size of the incentive pool is based on various factors, including MetLife-wide performance and business unit performance. The bonus for each individual is based on a number of qualitative and quantitative performance factors. These factors include performance versus individual goals and objectives, judgment, communications skills, innovation and teamwork. Years of experience and level of responsibility also are factors in determining bonus size. This bonus is not tied directly to the performance of Portfolios or the other accounts included in the tables above. All employees are eligible for participation in MetLife's retirement plan, which applies to all company employees.

   The portfolio managers who are officers of MetLife are eligible to participate in its deferred compensation program, which allows officers to elect to defer a portion of their total annual compensation. Certain senior officers of MetLife are also eligible to receive Long-Term Incentive payments
(LTIs). LTIs may be comprised of stock options, performance shares and cash. They give eligible employees a stake in MetLife's long-term performance as well as providing such employees with an opportunity for significant financial gain when MetLife experiences financial success. Stock options are granted to eligible employees on an annual basis and provide the potential for financial gain, without personal investment, equal to the increase in the price of MetLife stock from the price on the date of grant. Eligible employees have a ten-year exercise period for vested options. Performance shares are awarded to certain senior officers as part of a three-year plan. At the end of the three-year period, the number of shares awarded is adjusted up or down based on business performance over the period. The primary performance measures are total shareholder return and operating earnings per share. Adjusted performance share awards can range from zero to 200% of the original grant.

OWNERSHIP OF SECURITIES

                                          $10,001- $50,001- $100,001- $500,001-     OVER
PORTFOLIO MANAGER         NONE $1-$10,000 $50,000  $100,000 $500,000  $1,000,000 $1,000,000
-----------------         ---- ---------- -------- -------- --------- ---------- ----------
Elizabeth M. Forget......  X

Alan Leland..............
                           X

Darrel A. Olson..........
                           X

John F. Guthrie..........
                           X

Thomas C. McDevitt.......
                           X

METLIFE AGGRESSIVE STRATEGY PORTFOLIO, METLIFE BALANCED STRATEGY PORTFOLIO, METLIFE DEFENSIVE STRATEGY PORTFOLIO, METLIFE GROWTH STRATEGY PORTFOLIO AND METLIFE MODERATE STRATEGY PORTFOLIO.

OTHER ACCOUNTS MANAGED

                                                                            ACCOUNTS WITH RESPECT TO WHICH
                                                                            THE ADVISORY FEE IS BASED ON THE
                                       OTHER ACCOUNTS MANAGED               PERFORMANCE OF THE ACCOUNT
                          ------------------------------------------------- --------------------------------
                                                 NUMBER OF  TOTAL ASSETS IN  NUMBER OF     TOTAL ASSETS IN
                                                ACCOUNTS IN   ACCOUNTS IN   ACCOUNTS IN      ACCOUNTS IN
NAME OF PORTFOLIO MANAGER  CATEGORY OF ACCOUNT   CATEGORY      CATEGORY      CATEGORY         CATEGORY
------------------------- --------------------- ----------- --------------- -----------    ---------------
   Elizabeth M. Forget... Registered Investment      6      $6,644,783,921       0               N/A
                          Companies
                          Other Pooled               0           N/A             0               N/A
                          Investment Vehicles
                          Other Accounts             0           N/A             0               N/A

   Alan Leland........... Registered Investment      6      $6,644,783,921       0               N/A
                          Companies
                          Other Pooled               0           N/A             0               N/A
                          Investment Vehicles
                          Other Accounts             0           N/A             0               N/A

                                                                            ACCOUNTS WITH RESPECT TO WHICH
                                                                            THE ADVISORY FEE IS BASED ON THE
                                       OTHER ACCOUNTS MANAGED               PERFORMANCE OF THE ACCOUNT
                          ------------------------------------------------- --------------------------------
                                                 NUMBER OF  TOTAL ASSETS IN  NUMBER OF     TOTAL ASSETS IN
                                                ACCOUNTS IN   ACCOUNTS IN   ACCOUNTS IN      ACCOUNTS IN
NAME OF PORTFOLIO MANAGER  CATEGORY OF ACCOUNT   CATEGORY      CATEGORY      CATEGORY         CATEGORY
------------------------- --------------------- ----------- --------------- -----------    ---------------
   Darrel A. Olson....... Registered Investment      6      $6,644,783,921       0               N/A
                          Companies
                          Other Pooled               0           N/A             0               N/A
                          Investment Vehicles
                          Other Accounts             0           N/A             0               N/A

   John F. Guthrie....... Registered Investment      6      $6,644,783,921       0               N/A
                          Companies
                          Other Pooled               0           N/A             0               N/A
                          Investment Vehicles
                          Other Accounts             0           N/A             0               N/A

   Thomas C. McDevitt.... Registered Investment      6      $6,644,783,921       0               N/A
                          Companies
                          Other Pooled               0           N/A             0               N/A
                          Investment Vehicles
                          Other Accounts             0           N/A             0               N/A

MATERIAL CONFLICTS OF INTEREST

   Met Investors Advisory, LLC is not aware of any material conflicts of interest that may arise in connection with the management of the Asset Allocation Portfolios and the management of the other accounts included in the table above.

COMPENSATION

   The portfolio managers for the Asset Allocation Portfolios are compensated following MetLife's compensation methodology, which applies to all employees. Employees receive a salary and are eligible to receive an incentive bonus. The portfolio managers receive a majority of their compensation in the form of base salary. The size of the incentive pool is based on various factors, including MetLife-wide performance and business unit performance. The bonus for each individual is based on a number of qualitative and quantitative performance factors. These factors include performance versus individual goals and objectives, judgment, communications skills, innovation and teamwork. Years of experience and level of responsibility also are factors in determining bonus size. This bonus is not tied directly to the performance of Portfolios or the other accounts included in the tables above. All employees are eligible for participation in MetLife's retirement plan, which applies to all company employees.

   The portfolio managers who are officers of MetLife are eligible to participate in its deferred compensation program, which allows officers to elect to defer a portion of their total annual compensation. Certain senior officers of MetLife are also eligible to receive Long-Term Incentive payments
(LTIs). LTIs may be comprised of stock options, performance shares and cash. They give eligible employees a stake in MetLife's long-term performance as well as providing such employees with an opportunity for significant financial gain when MetLife experiences financial success. Stock options are granted to eligible employees on an annual basis and provide the potential for financial gain, without personal investment, equal to the increase in the price of MetLife stock from the price on the date of grant. Eligible employees have a ten-year exercise period for vested options. Performance shares are awarded to certain senior officers as part of a three-year plan. At the end of the three-year period, the number of shares awarded is adjusted up or down based on business performance over the period. The primary performance measures are total shareholder return and operating earnings per share. Adjusted performance share awards can range from zero to 200% of the original grant.

OWNERSHIP OF SECURITIES

                                          $10,001- $50,001- $100,001- $500,001-     OVER
PORTFOLIO MANAGER         NONE $1-$10,000 $50,000  $100,000 $500,000  $1,000,000 $1,000,000
-----------------         ---- ---------- -------- -------- --------- ---------- ----------
Elizabeth M. Forget......  X

Alan Leland..............
                           X

Darrel A. Olson..........
                           X

John F. Guthrie..........
                           X

Thomas C. McDevitt.......
                           X

STRATEGIC CONSERVATIVE GROWTH PORTFOLIO, STRATEGIC GROWTH PORTFOLIO AND STRATEGIC GROWTH AND INCOME PORTFOLIO

OTHER ACCOUNTS MANAGED

                                                                            ACCOUNTS WITH RESPECT TO WHICH
                                                                            THE ADVISORY FEE IS BASED ON THE
                                       OTHER ACCOUNTS MANAGED*              PERFORMANCE OF THE ACCOUNT
                          ------------------------------------------------- --------------------------------
                                                 NUMBER OF  TOTAL ASSETS IN  NUMBER OF     TOTAL ASSETS IN
                                                ACCOUNTS IN   ACCOUNTS IN   ACCOUNTS IN      ACCOUNTS IN
NAME OF PORTFOLIO MANAGER  CATEGORY OF ACCOUNT   CATEGORY      CATEGORY      CATEGORY         CATEGORY
------------------------- --------------------- ----------- --------------- -----------    ---------------
     Mark A. Keller...... Registered Investment      1      $232.0 Million       0               N/A
                          Companies
                          Other Pooled              13      $531.3 Million       0               N/A
                          Investment Vehicles
                          Other Accounts           7,800     $1.4 Billion        0               N/A

     James M. Havey...... Registered Investment      0           N/A             0               N/A
                          Companies
                          Other Pooled               0           N/A             0               N/A
                          Investment Vehicles
                          Other Accounts             0           N/A             0               N/A

--------
* Number of other accounts is approximate and includes individually managed wrap fee accounts.

MATERIAL CONFLICTS OF INTEREST

   As part of its compliance program, Gallatin has adopted policies and procedures that seek to address potential conflicts of interest. The firm's compliance program and code of ethics is designed to detect and prevent violations and ensure that all client accounts are treated equitably over time and protect against potential incentives that may favor one account over another.

   Gallatin has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nonetheless, Gallatin or an affiliate furnishes investment management and brokerage services to numerous clients in addition to the Portfolios. In managing multiple portfolios, certain potential conflicts of interest may arise when a portfolio manager also has day-to-day management responsibilities with respect to one or more portfolio or other accounts.

   Gallatin has adopted brokerage and trade allocation policies and procedures which it believes are reasonably designed to address any potential conflicts associated with managing multiple accounts for multiple clients. A portfolio manager who is responsible for managing multiple portfolios may devote unequal time and attention to the management of those accounts. The effects of this potential conflict may be more pronounced where accounts overseen by a particular portfolio manager have different investment strategies. Portfolio managers have the responsibility to determine which broker-dealer to use to execute each order, consistent with its duty to seek best execution of the transaction. Gallatin may be limited by the client with respect to the selection of broker-dealers or may be instructed to direct trades through a particular broker for its separate accounts. In these cases, Gallatin may place separate, non-simultaneous transactions for a portfolio and another account, which could temporarily affect the market price of the security or the execution of the transaction, possibly to the detriment of the portfolio, or its other accounts. When Gallatin believes it is desirable, appropriate, and feasible to purchase the same security for a number of client accounts at the same time, Gallatin will aggregate its clients' orders, in a way that seeks to obtain the most favorable executions in terms of the price at which the security is purchased or sold, the costs of executions and the efficiency of the processing of the transactions. Portfolio managers may choose to execute orders with an affiliated broker-dealer if it believes it can obtain a more favorable net price for the Portfolio and other clients. Each account that participates in an aggregated order will participate at the average net unit price.

COMPENSATION

   Gallatin's portfolio managers participate in a compensation program which consists primarily of a base salary and an annual bonus.

BASE SALARY

   Each portfolio manager's base salary is reviewed annually and adjusted based on consideration of various factors specific to the individual portfolio manager, including among others, experience, quality of performance record and breadth of management responsibility, and a comparison to competitive market data provided by external compensation consultants.

ANNUAL BONUS

   The annual bonus pool for portfolio managers and other employees that are eligible to receive bonuses is determined based on the overall profitability of the firm during the relevant year. The bonus is typically paid in a combination of cash and equity incentive awards (non-qualified stock options and/or restricted stock) in Wachovia Corporation, Gallatin's publicly traded parent company.

ADDITIONAL BENEFITS

   In addition to a base salary and annual bonus, portfolio managers may participate, at their election, in various benefits programs, including the following:

    .  medical, dental, vision and prescription benefits;

    .  life, disability, and long-term care insurance;

    . before-tax spending accounts relating to dependent care and healthcare; and various other services, such as family counseling and employee assistance programs, pre-paid or discounted legal services and health care advisory programs.

   These benefits are broadly available to all employees. Senior level employees, including many portfolio managers but also including many other senior level executives, may pay more or less than employees that are not senior level for certain benefits, or be eligible for, or required to participate in, certain benefits programs not available to employees who are not senior level. For example, only senior level employees above a certain compensation level are eligible to participate in the Wachovia Corporation deferred compensation plan, and certain senior level employees are required to participate in the deferred compensation plan.

OWNERSHIP OF SECURITIES

                                  $10,001- $50,001- $100,001- $500,001-     OVER
PORTFOLIO MANAGER NONE $1-$10,000 $50,000  $100,000 $500,000  $1,000,000 $1,000,000
----------------- ---- ---------- -------- -------- --------- ---------- ----------
 Mark A. Keller..  X

 James M. Havey..
                   X

MET/FRANKLIN TEMPLETON FOUNDING STRATEGY PORTFOLIO

OTHER ACCOUNTS MANAGED

                                                                            ACCOUNTS WITH RESPECT TO WHICH
                                                                            THE ADVISORY FEE IS BASED ON THE
                                       OTHER ACCOUNTS MANAGED               PERFORMANCE OF THE ACCOUNT
                          ------------------------------------------------- --------------------------------
                                                 NUMBER OF  TOTAL ASSETS IN  NUMBER OF     TOTAL ASSETS IN
                                                ACCOUNTS IN   ACCOUNTS IN   ACCOUNTS IN      ACCOUNTS IN
NAME OF PORTFOLIO MANAGER  CATEGORY OF ACCOUNT   CATEGORY      CATEGORY      CATEGORY         CATEGORY
------------------------- --------------------- ----------- --------------- -----------    ---------------
   Elizabeth M. Forget... Registered Investment      6      $6,644,783,921       0               N/A
                          Companies
                          Other Pooled               0           N/A             0               N/A
                          Investment Vehicles
                          Other Accounts             0           N/A             0               N/A

   Alan Leland........... Registered Investment      6      $6,644,783,921       0               N/A
                          Companies
                          Other Pooled               0           N/A             0               N/A
                          Investment Vehicles
                          Other Accounts             0           N/A             0               N/A

   Darrel A. Olson....... Registered Investment      6      $6,644,783,921       0               N/A
                          Companies
                          Other Pooled               0           N/A             0               N/A
                          Investment Vehicles

                          Other Accounts             0           N/A             0               N/A

   John F. Guthrie....... Registered Investment      6      $6,644,783,921       0               N/A
                          Companies
                          Other Pooled               0           N/A             0               N/A
                          Investment Vehicles
                          Other Accounts             0           N/A             0               N/A

   Thomas C. McDevitt.... Registered Investment      6      $6,644,783,921       0               N/A
                          Companies
                          Other Pooled               0           N/A             0               N/A
                          Investment Vehicles
                          Other Accounts             0           N/A             0               N/A

MATERIAL CONFLICTS OF INTEREST

   Met Investors Advisory, LLC is not aware of any material conflicts of interest that may arise in connection with the management of the Asset Allocation Portfolios and the management of the other accounts included in the table above.

COMPENSATION

   The portfolio managers for the Asset Allocation Portfolios are compensated following MetLife's compensation methodology, which applies to all employees. Employees receive a salary and are eligible to receive an incentive bonus. The portfolio managers receive a majority of their compensation in the form of base salary. The size of the incentive pool is based on various factors, including MetLife-wide performance and business unit performance. The bonus for each individual is based on a number of qualitative and quantitative performance factors. These factors include performance versus individual goals and objectives, judgment, communications skills, innovation and teamwork. Years of experience and level of responsibility also are factors in determining bonus size. This bonus is not tied directly to the performance of Portfolios or the other accounts included in the tables above. All employees are eligible for participation in MetLife's retirement plan, which applies to all company employees.

   The portfolio managers who are officers of MetLife are eligible to participate in its deferred compensation program, which allows officers to elect to defer a portion of their total annual compensation. Certain senior officers of MetLife are also eligible to receive Long-Term Incentive payments
(LTIs). LTIs may be comprised of stock options, performance shares and cash. They give eligible employees a stake in MetLife's long-term performance as well as providing such employees with an opportunity for significant financial gain when MetLife experiences financial success. Stock options are granted to eligible employees on an annual basis and provide the potential for financial gain, without personal investment, equal to the increase in the price of MetLife stock from the price on the date of grant. Eligible employees have a ten-year exercise period for vested options. Performance shares are awarded to certain senior officers as part of a three-year plan. At the end of the three-year period, the number of shares awarded is adjusted up or down based on business performance over the period. The primary performance measures are total shareholder return and operating earnings per share. Adjusted performance share awards can range from zero to 200% of the original grant.

OWNERSHIP OF SECURITIES

                                          $10,001- $50,001- $100,001- $500,001-     OVER
PORTFOLIO MANAGER         NONE $1-$10,000 $50,000  $100,000 $500,000  $1,000,000 $1,000,000
-----------------         ---- ---------- -------- -------- --------- ---------- ----------
Elizabeth M. Forget......  X

Alan Leland..............
                           X

Darrel A. Olson..........
                           X

John F. Guthrie..........
                           X

Thomas C. McDevitt.......
                           X

                          MET INVESTORS SERIES TRUST

                                 5 PARK PLAZA
                                  SUITE 1900
                           IRVINE, CALIFORNIA 92614
                                 800-848-3854

                      STATEMENT OF ADDITIONAL INFORMATION

                                APRIL 28, 2008

                                  PORTFOLIOS

                   Cyclical Growth and Income ETF Portfolio
                         Cyclical Growth ETF Portfolio

   This Statement of Additional Information provides supplementary information pertaining to shares of two investment portfolios ("Portfolios") of Met Investors Series Trust (the "Trust"), an open-end, management investment company. This Statement of Additional Information is not a prospectus and should be read in conjunction with the Prospectuses dated April 28, 2008 (the "Prospectus") for, as applicable, the Class A shares, Class B shares and Class E shares of the Cyclical Growth and Income ETF Portfolio Cyclical Growth ETF Portfolio Portfolios listed above. The Prospectus may be obtained by writing the Trust at the address listed above or by calling 800-848-3854. Unless otherwise defined herein, capitalized terms have the meanings given to them in the Prospectus.

   The audited financial statements for the year ended December 31, 2007, including the financial highlights, appearing in the Trust's Annual Report to Shareholders, filed electronically with the Securities and Exchange Commission on March 6, 2008 (File No. 811-10183) are incorporated by reference and made part of this document.

                               TABLE OF CONTENTS

                                                               PAGE
                                                               ----
             INVESTMENT OBJECTIVES AND POLICIES...............   3
                Money Market Securities.......................   3
                Other Investment Companies....................   4
                U.S. Government Securities....................   5

             INVESTMENT RESTRICTIONS..........................   6
                Fundamental Policies..........................   6
                Non-Fundamental Policies......................   7

             PERFORMANCE INFORMATION..........................   8
                Total Return..................................   8
                Non-Standardized Performance..................   8

             PORTFOLIO TRANSACTIONS...........................   9

             MANAGEMENT OF THE TRUST..........................  11
                Trustees and Officers.........................  11
                Committees of the Board.......................  14
                Compensation of the Trustees..................  14
                Indemnification of Trustees and Officers......  15
                Trustees' and Officers' Share Ownership.......  15
                Proxy Voting Policies and Procedures..........  15
                Proxy Voting Records..........................  15
                Portfolio Holdings Disclosure Policy..........  15

             INVESTMENT ADVISORY AND OTHER SERVICES...........  17
                The Manager...................................  17
                The Adviser...................................  19
                Portfolio Management..........................  20
                The Distributor...............................  22
                Code of Ethics................................  24
                Custodian.....................................  24
                Transfer Agent................................  24
                Legal Matters.................................  24
                Independent Registered Public Accounting Firm.  24

             REDEMPTION OF SHARES.............................  25

             NET ASSET VALUE..................................  26

             FEDERAL INCOME TAXES.............................  27

             ORGANIZATION AND CAPITALIZATION OF THE TRUST.....  29

             APPENDIX A (Securities Ratings).................. A-1

             APPENDIX B (Proxy Policies and Procedures)....... B-1

   No person has been authorized to give any information or to make any representation not contained in this Statement of Additional Information or in the Prospectus and, if given or made, such information or representation must not be relied upon as having been authorized. This Statement of Additional Information does not constitute an offering of any securities other than the registered securities to which it relates or an offer to any person in any state or other jurisdiction of the United States or any country where such offer would be unlawful.

                      INVESTMENT OBJECTIVES AND POLICIES

   The investment policies and restrictions of each Underlying ETF are described in the prospectus and statement of additional information for each of these funds.

   The following information supplements the discussion of the investment objectives and policies of the Portfolios in the Prospectus.

   Each Portfolio operates under a "fund of funds" structure, investing at least 80% of its net assets in other mutual funds known as exchange-traded funds ("Underlying ETFs"). In addition to investments in shares of the Underlying ETFs, a Portfolio may invest in other types of securities including other registered investment companies that are not exchange-traded funds including high yield bond funds and for cash management purposes in repurchase agreements, U.S. government securities and in money market securities. In addition to the fees directly associated with a Portfolio, an investor in that Portfolio will also directly bear the fees of the Underlying ETFs or other investment companies in which a Portfolio invests. For additional information about Underlying ETFs, please see their respective prospectuses and statements of additional information.

   Each Portfolio invests in shares of the Underlying ETFs and its performance is directly related to the ability of the Underlying ETFs to meet their respective investment objectives, as well as the Adviser's allocation among the Underlying ETFs. Accordingly, each Portfolio's investment performance will be influenced by the investment strategies of and risks associated with the Underlying ETFs, as described in the Prospectus, in direct proportion to the amount of assets each Portfolio allocates to the Underlying ETFs utilizing such strategies. The information below applies generally to direct investments that may be made by the Portfolios.

MONEY MARKET SECURITIES

   Money market securities in which the Portfolios may invest include U.S. government securities, U.S. dollar denominated instruments (such as bankers' acceptances, commercial paper, domestic or Yankee certificates of deposit and Eurodollar obligations) issued or guaranteed by bank holding companies in the U.S., their subsidiaries and their foreign branches. These bank obligations may be general obligations of the parent bank holding company or may be limited to the issuing entity by the terms of the specific obligation or by government regulation.

   Other money market securities in which a Portfolio also may invest include certain variable and floating rate instruments and participations in corporate loans to corporations in whose commercial paper or other short-term obligations a Portfolio may invest. Because the bank issuing the participations does not guarantee them in any way, they are subject to the credit risks generally associated with the underlying corporate borrower. To the extent that a Portfolio may be regarded as a creditor of the issuing bank (rather than of the underlying corporate borrower under the terms of the loan participation), the Portfolio may also be subject to credit risks associated with the issuing bank. The secondary market, if any, for these loan participations is extremely limited and any such participations purchased by a Portfolio will be regarded as illiquid.

   A Portfolio may also invest in bonds and notes with remaining maturities of thirteen months or less, variable rate notes and variable amount master demand notes. A variable amount master demand note differs from ordinary commercial paper in that it is issued pursuant to a written agreement between the issuer and the holder, its amount may be increased from time to time by the holder (subject to an agreed maximum) or decreased by the holder or the issuer, it is payable on demand, the rate of interest payable on it varies with an agreed formula and it is typically not rated by a rating agency. Transfer of such notes is usually restricted by the issuer, and there is no secondary trading market for them. Any variable amount master demand note purchased by a Portfolio will be regarded as an illiquid security.

   Generally, the Portfolios will invest only in high quality money market instruments, i.e., securities which have been assigned the highest quality ratings by NRSROs such as "A-1" by Standard & Poor's or "Prime-1" by Moody's, or if not rated, determined to be of comparable quality by the Portfolio's Adviser.

OTHER INVESTMENT COMPANIES

   Each Portfolio invests substantially all of its assets in the securities of other investment companies, primarily Underlying ETFs. A Portfolio will indirectly bear its proportionate share of any management fees and other expenses paid by investment companies in which it invests in addition to the management fees (and other expenses) paid directly by the Portfolio.

   The shares of an Underlying ETF may be assembled in a block (typically 50,000 shares) known as a creation unit and redeemed in kind for a portfolio of the underlying securities (based on the Underlying ETF's net asset value) together with a cash payment generally equal to accumulated dividends as of the date of redemption. Conversely, a creation unit may be purchased from the Underlying ETF by depositing a specified portfolio of the Underlying ETF's underlying securities, as well as a cash payment generally equal to accumulated dividends of the securities (net of expenses) up to the time of deposit. The Portfolios may redeem creation units for the underlying securities (and any applicable cash), and may assemble a portfolio of the underlying securities and use it (and any required cash) to purchase creation units, if the Adviser believes it is in a Portfolio's interest to do so. The Portfolios' ability to redeem creation units may be limited by the Investment Company Act of 1940, as amended (the "1940 Act"), which provides that the Underlying ETFs will not be obligated to redeem shares held by the Portfolios in an amount exceeding one percent of their total outstanding securities during any period of less than 30 days.

   There is a risk that the Underlying ETFs in which a Portfolio invests may terminate due to extraordinary events that may cause any of the service providers to the Underlying ETFs, such as the trustee or sponsor, to close or otherwise fail to perform their obligations to the Underlying ETF. Also, because the Underlying ETFs in which the Portfolios intend to principally invest may be granted licenses by agreement to use the indices as a basis for determining their compositions and/or otherwise to use certain trade names, the Underlying ETFs may terminate if such license agreements are terminated. In addition, an Underlying ETF may terminate if its entire net asset value falls below a certain amount. Although the Portfolios believe that, in the event of the termination of an Underlying ETF, they will be able to invest instead in shares of an alternate Underlying ETF tracking the same market index or another market index with the same general market, there is no guarantee that shares of an alternate Underlying ETF would be available for investment at that time.

   Limitations on Investing in Other Investment Companies. Generally, under the 1940 Act, a Portfolio may not acquire shares of another investment company (Underlying ETFs or other investment companies) if, immediately after such acquisition, the Portfolio and its affiliated persons would hold more than 3% of the Underlying ETF's or other investment company's total outstanding shares or if the Portfolio's investment in securities of the Underlying ETF or other investment company would be more than 5% of the value of the total assets of the Portfolio. Accordingly, each Portfolio is subject to these limitations unless (i) the Underlying ETF or the Portfolio has received an order for exemptive relief from the Securities and Exchange Commission (the "SEC") that is applicable to the Portfolio; and (ii) the Underlying ETF and the Portfolio take appropriate steps to comply with any conditions in such order. The SEC has issued such an exemptive order to the Trust, which permits certain of its series, including the Portfolios, to invest in underlying ETFs and other investment companies beyond the limitations in the 1940 Act, subject to certain terms and conditions, including that the Portfolios enter into an agreement with an Underlying ETF or other investment company before investing in such Underlying ETF or other investment company, in excess of the 1940 Act limitations. Such order also allows the Portfolios to make investments in certain other securities, including government securities, fixed income securities, futures transactions and in other securities that are not issued by investment companies. In addition, certain of the Underlying ETFs also have similar exemptive orders.

   To the extent the 1940 Act limitations apply to certain Underlying ETFs, such limitations may prevent a Portfolio from allocating its investments in the manner that the Adviser considers optimal, or cause the Adviser to select a similar index or sector-based mutual fund or other investment company ("Other Investment Companies"), or a similar basket of stocks (a group of securities related by index or sector that are pre-selected by, and made available through, certain brokers at a discounted brokerage rate) ("Stock Baskets") as an alternative. The Portfolios may also invest in Other Investment Companies or Stock Baskets when the Adviser believes they represent more attractive opportunities than similar Underlying ETFs.

   The Portfolios' investments in Other Investment Companies will be subject to the same limitations described above.

U.S. GOVERNMENT SECURITIES

   Securities issued or guaranteed as to principal and interest by the U.S. government or its agencies and government-sponsored entities include U.S. Treasury obligations, consisting of bills, notes and bonds, which principally differ in their interest rates, maturities and times of issuance, and obligations issued or guaranteed by agencies and government-sponsored entities which are supported by (i) the full faith and credit of the U.S. Treasury (such as securities of the Government National Mortgage Association), (ii) the limited authority of the issuer to borrow from the U.S. Treasury or (iii) the authority of the U.S. government to purchase certain obligations of the issuer (such as securities of the Federal National Mortgage Association). No assurance can be given that the U.S. government will provide financial support to U.S. government agencies or government-sponsored entities as described in clauses
(ii) or (iii) above in the future, other than as set forth above, since it is not obligated to do so by law.

                            INVESTMENT RESTRICTIONS

FUNDAMENTAL POLICIES

   The following investment restrictions are fundamental policies, which may not be changed without the approval of a majority of the outstanding shares of the Portfolio. As provided in the 1940 Act, a vote of a majority of the outstanding shares necessary to amend a fundamental policy means the affirmative vote of the lesser of (1) 67% or more of the shares present at a meeting, if the holders of more than 50% of the outstanding shares of the Portfolio are present or represented by proxy, or (2) more than 50% of the outstanding shares of the Portfolio.

    1. BORROWING

   Each Portfolio may not borrow money, except to the extent permitted by applicable law.

    2. CONCENTRATION

   Each Portfolio may not invest more than 25% of the value of its total assets in any one industry, provided that this limitation does not apply to obligations issued or guaranteed as to interest and principal by the U.S. government, its agencies and instrumentalities, and repurchase agreements secured by such obligations.

    3. UNDERWRITING

   Each Portfolio may not underwrite securities issued by other persons, except to the extent that in connection with the disposition of its portfolio investments it may be deemed to be an underwriter under federal securities laws.

    4. REAL ESTATE

   Each Portfolio may not purchase or sell real estate, although a Portfolio may purchase securities of issuers which deal in real estate, securities which are secured by interests in real estate and securities representing interests in real estate; provided, however, that the Portfolio may hold and sell real estate acquired as a result of the ownership of securities.

    5. COMMODITIES

   Each Portfolio may not purchase or sell physical commodities, except that it may (i) enter into futures contracts and options thereon in accordance with applicable law and (ii) purchase or sell physical commodities if acquired as a result of ownership of securities or other instruments. No Portfolio will consider stock index futures contracts, currency contracts, hybrid investments, swaps or other similar instruments to be commodities.

    6. LOANS

   Each Portfolio may not make loans, except through the purchase of debt obligations and the entry into repurchase agreements or through lending of its portfolio securities. Any loans of portfolio securities will be made according to guidelines established by the SEC and the Trust's Board of Trustees.

    7. SENIOR SECURITIES

   Each Portfolio may not issue any senior security (as defined in the 1940
Act) except in compliance with applicable law.

NON-FUNDAMENTAL POLICIES

   The following investment restrictions apply to each Portfolio, except as noted. These restrictions may be changed for any Portfolio by the Trust's Board of Trustees without a vote of that Portfolio's shareholders.

   Each Portfolio may not:

      (1) Purchase securities on margin, except that each Portfolio may:
   (a) make use of any short-term credit necessary for clearance of purchases and sales of portfolio securities and (b) make initial or variation margin deposits in connection with futures contracts, options, currencies, or other permissible investments;

      (2) Mortgage, pledge, hypothecate or, in any manner, transfer any security owned by the Portfolio as security for indebtedness, except as may be necessary in connection with permissible borrowings or investments; and then such mortgaging, pledging or hypothecating may not exceed 33 1/3% of the respective total assets of each Portfolio. The deposit of underlying securities and other assets in escrow and collateral arrangements with respect to margin accounts for futures contracts, options, currencies or other permissible investments are not deemed to be mortgages, pledges, or hypothecations for these purposes;

      (3) Purchase participations or other direct interests in or enter into leases with respect to oil, gas, or other mineral explorations or development programs, except that the Portfolio may invest in securities issued by companies that engage in oil, gas or other mineral exploration or development activities or hold mineral leases acquired as a result of its ownership of securities;

      (4) Invest in companies for the purpose of exercising management or control.

   With respect to when-issued and delayed delivery securities, it is the policy of all Portfolios permitted to invest in such securities, to not enter into when-issued commitments exceeding in the aggregate 15% of the market value of the Portfolio's total assets, less liabilities other than the obligations created by when-issued commitments.

80% INVESTMENT POLICY

   Under normal circumstances, each of the Portfolios will invest at least 80% of its respective assets (defined as net assets plus the amount of any borrowing for investment purposes) in Underlying ETFs. (See the Prospectus for a detailed discussion of these Portfolios' investments.) Shareholders will be provided with at least 60-days' prior written notice of any changes in the 80% investment policy. Such notice will comply with the conditions set forth in any applicable SEC rule then in effect.

   Unless otherwise indicated, all limitations applicable to a Portfolio's investments apply only at the time a transaction is entered into. Any subsequent change in a rating assigned by any rating service to a security (or, if unrated, deemed to be of comparable quality), or change in the percentage of Portfolio assets invested in certain securities or other instruments, or change in the average duration of a Portfolio's investment portfolio, resulting from market fluctuations or other changes in a Portfolio's total assets will not require a Portfolio to dispose of an investment until the Adviser determines that it is practicable to sell or close out the investment without undue market or tax consequences to the Portfolio. In the event that ratings services assign different ratings to the same security, the Adviser will determine which rating it believes best reflects the security's quality and risk at that time, which may be the higher of the several assigned ratings.

                            PERFORMANCE INFORMATION

   Total return and yield will be computed as described below.

TOTAL RETURN

   Each Portfolio's "average annual total return" figures described and shown in the Prospectus are computed according to a formula prescribed by the SEC. The formula can be expressed as follows:

                                 P(1+T)n = ERV

Where:

  P =   a hypothetical initial payment of $1,000
  T =   average annual total return
  n =   number of years
ERV =   Ending Redeemable Value of a hypothetical $1,000 payment made at the beginning of the 1-, 5-, or 10-year (or other) periods at the end of the 1-, 5-, or 10-year (or other)
        periods (or fractional portion thereof).

   The calculations of total return assume the reinvestment of all dividends and capital gain distributions on the reinvestment dates during the period and the deduction of all recurring expenses that were charged to shareholders' accounts. The total return figures do not reflect charges and deductions which are, or may be, imposed under the Contracts.

   The performance of each Portfolio will vary from time to time in response to fluctuations in market conditions, interest rates, the composition of the Portfolio's investments and expenses. Consequently, a Portfolio's performance figures are historical and should not be considered representative of the performance of the Portfolio for any future period.

NON-STANDARDIZED PERFORMANCE

   In addition to the performance information described above, the Trust may provide total return information with respect to the Portfolios for designated periods, such as for the most recent six months or most recent twelve months. This total return information is computed as described under "Total Return" above except that no annualization is made.

                            PORTFOLIO TRANSACTIONS

   The Portfolios invest primarily in the Underlying ETFs and do not incur sales charges in connection with investments in the Underlying ETFs, but they may incur such costs if they invest directly in other types of securities, and they bear such costs indirectly through their investments in the Underlying ETFs. Accordingly, the following description is relevant for the Portfolios.

   For information regarding portfolio transactions for each specific Underlying ETF, see the statement of additional information for the respective Underlying ETF.

   Subject to the supervision and control of the Manager and the Trustees of the Trust, each Portfolio's Adviser is responsible for decisions to buy and sell securities for its account and for the placement of its portfolio business and the negotiation of commissions, if any, paid on such transactions. Brokerage commissions are paid on transactions in equity securities traded on a securities exchange. Fixed income securities and certain equity securities in which the Portfolios invest may be traded in the over-the-counter market. These securities are generally traded on a net basis with dealers acting as principal for their own account without a stated commission, although prices of such securities usually include a profit to the dealer. In over-the-counter transactions, orders are placed directly with a principal market maker unless a better price and execution can be obtained by using a broker. In underwritten offerings, securities are usually purchased at a fixed price which includes an amount of compensation to the underwriter generally referred to as the underwriter's concession or discount. Certain money market securities may be purchased directly from an issuer, in which case no commissions or discounts are paid. U.S. government securities are generally purchased from underwriters or dealers, although certain newly-issued U.S. government securities may be purchased directly from the U.S. Treasury or from the issuing agency or instrumentality. The Adviser of each Portfolio is responsible for effecting its portfolio transactions and will do so in a manner deemed fair and reasonable to the Portfolio and not according to any formula. The primary consideration in all portfolio transactions will be prompt execution of orders in an efficient manner at a favorable price. In selecting broker-dealers and negotiating commissions, the Adviser considers the firm's reliability; the quality of its execution services on a continuing basis; confidentiality, including trade anonymity; and its financial condition.

   It has for many years been a common practice in the investment advisory business for advisers of investment companies and other institutional investors to receive research services from broker-dealers that execute portfolio transactions for the clients of such advisers. The Adviser generally will not utilize soft dollars to purchase research services from broker-dealers that execute portfolio transactions for its clients, including the Portfolios.

   As noted above the Adviser may purchase new issues of securities for the Portfolio in underwritten fixed price offerings. In these situations, the underwriter or selling group member may provide the Adviser with research in addition to selling the securities (at the fixed public offering price) to the Portfolio or other advisory clients. Because the offerings are conducted at a fixed price, the ability to obtain research from a broker-dealer in this situation imparts knowledge that may benefit the Portfolio, other investment advisory clients, and the Adviser without incurring additional costs. These arrangements may not fall within the safe harbor of Section 28(e) because the broker-dealer is considered to be acting in a principal capacity in underwritten transactions. However, the Financial Industry Regulatory Authority ("FINRA") has adopted rules expressly permitting broker-dealers to provide bona fide research to advisers in connection with fixed price offerings under certain circumstances. As a general matter in these situations, the underwriter or selling group member will provide research credits at a rate that is higher than that which is available for secondary market transactions.

   The Board of Trustees has approved a Statement of Directed Brokerage Policies and Procedures for the Trust pursuant to which the Trust may direct the Manager to cause the Adviser to effect securities transactions through broker-dealers in a manner that would help to generate resources to pay the cost of certain expenses which the Trust is required to pay or for which the Trust is required to arrange payment pursuant to the management agreement ("Directed Brokerage"). The Trustees will review the levels of Directed Brokerage for each Portfolio on a quarterly basis.

   Under the Directed Brokerage policy, any payments or benefits accrued by or credited to a particular Portfolio are applied against the Portfolio's gross expenses. Accordingly, in the event that the Manager waives or limits its fees or assumes other expenses of a Portfolio in accordance with the Expense Limitation Agreement described herein (collectively, "expense reimbursements"), payments or benefits accrued by or credited to the Portfolio under the Directed Brokerage policy may reduce the expense reimbursements owed by the Manager to the Portfolio.

   An Adviser may effect portfolio transactions for other investment companies and advisory accounts. Whenever concurrent decisions are made to purchase or sell securities by a Portfolio and another account, the Portfolio's Adviser will attempt to allocate equitably portfolio transactions among the Portfolio and other accounts. In making such allocations between the Portfolio and other accounts, the main factors to be considered are the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held, and the opinions of the persons responsible for recommending investments to the Portfolio and the other accounts. In some cases this procedure could have an adverse effect on a Portfolio. In the opinion of the Adviser, however, the results of such procedures will, on the whole, be in the best interest of each of the accounts.

   The Adviser to the Portfolios may execute portfolio transactions through certain of its affiliated brokers acting as agent in accordance with procedures established by the Board of Trustees, but will not purchase any securities from or sell any securities to any such affiliate acting as principal for its own account.

                            MANAGEMENT OF THE TRUST

   The Trust is supervised by a Board of Trustees that is responsible for representing the interests of shareholders. The Trustees meet periodically throughout the year to oversee the Portfolios' activities, reviewing, among other things, each Portfolio's performance and its contractual arrangements with various service providers. The Trustees elect the officers of the Trust who are responsible for administering the Trust's day-to-day operations.

TRUSTEES AND OFFICERS

   The Trustees and executive officers of the Trust, their ages and their principal occupations during the past five years are set forth below. Unless otherwise indicated, the business address of each is 5 Park Plaza, Suite 1900, Irvine, California 92614. Each Trustee who is deemed an "interested person," as such term is defined in the 1940 Act, is indicated by an asterisk. Those Trustees who are not "interested persons" as defined in the 1940 Act are referred to as "Disinterested Trustees."

THE TRUSTEES

                                                                            NUMBER OF
                                                                           PORTFOLIOS
                                   TERM OF                                   IN FUND
                     POSITION(S) OFFICE AND                                 COMPLEX+
                      HELD WITH   LENGTH OF     PRINCIPAL OCCUPATION(S)    OVERSEEN BY OTHER DIRECTORSHIPS
NAME AND AGE         REGISTRANT  TIME SERVED      DURING PAST 5 YEARS        TRUSTEE     HELD BY TRUSTEE
------------         ----------- ----------- ----------------------------- ----------- --------------------
INTERESTED TRUSTEES
Elizabeth M. Forget*  President  Indefinite; Since May 2007, Senior Vice       89      Director,
(41)                  and        From        President, MetLife, Inc.;                 Metropolitan Series
                      Trustee    December    since December 2000,                      Fund, Inc. and
                                 2000 to     President of Met Investors                MetLife Series Fund
                                 present     Advisory LLC; since May                   II since August,
                                             2006, President of MetLife                2006
                                             Advisers LLC; from
                                             December 2003 to April
                                             2007, Vice President,
                                             MetLife, Inc.

Robert Boulware**     Trustee    Indefinite; Since 2004, Director of           52      Director of Gainsco,
(51)                             From        Norwood Promotional                       Inc., Norwood
                                 March       Products, Inc.; since 2005,               Promotional
                                 2008 to     Director of Gainsco, Inc.                 Products, Inc.,
                                 present     (auto insurance); since 2007,             Wealthpoint
                                             Director of Wealthpoint                   Advisors and
                                             Advisors (a business                      Holladay Bank.
                                             development company) and
                                             Holladay Bank; from 1992-
                                             2006, President and Chief
                                             Executive Officer of ING
                                             Fund Distributor, LLC.

                                                                               NUMBER OF
                                                                              PORTFOLIOS
                                     TERM OF                                    IN FUND
                       POSITION(S) OFFICE AND                                  COMPLEX+
                        HELD WITH   LENGTH OF     PRINCIPAL OCCUPATION(S)     OVERSEEN BY OTHER DIRECTORSHIPS
NAME AND AGE           REGISTRANT  TIME SERVED      DURING PAST 5 YEARS         TRUSTEE     HELD BY TRUSTEE
------------           ----------- ----------- ------------------------------ ----------- --------------------
DISINTERESTED TRUSTEES
Dawn M. Vroegop          Trustee   Indefinite; From September 1999 to             52      None
(41)                               From        September 2003, Managing
                                   December    Director, Dresdner RCM
                                   2000 to     Global Investors
                                   present

Stephen M. Alderman      Trustee   Indefinite; Since November 1991,               52      None
(48)                               From        Shareholder in the law firm of
                                   December    Garfield and Merel, Ltd.
                                   2000 to
                                   present

Jack R. Borsting         Trustee   Indefinite; Since 2006, Professor of           52      Lead Governor,
(79)                               From        Business Administration and                American Stock
                                   December    Dean Emeritus, Marshall                    Exchange, Director,
                                   2000 to     School of Business,                        Los Angeles
                                   present     University of Southern                     Orthopedic Hospital,
                                               California (USC); from 2001                Trustee, The Rose
                                               to 2005, Professor of Business             Hills Foundation.
                                               Administration and Dean                    Member, Army
                                               Emeritus; from 1995-2001                   Science Board.
                                               Executive Director, Center for
                                               Telecommunications
                                               Management.

Daniel A. Doyle          Trustee   Indefinite; Since October 2000, Vice           52      None
(49)                               From        President and Chief Financial
                                   February    Officer of ATC Management,
                                   2007 to     Inc. (public utility).
                                   present

Susan C. Gause           Trustee   Indefinite; From 2000 to December              52      None
(55)                               From        2002, Chief Executive Officer
                                   March       of Dresdner RCM Global
                                   2008 to     Investors (purchased by
                                   present     Allianz Asset Management in
                                               2001).

THE EXECUTIVE OFFICERS

                                    TERM OF
                      POSITION(S) OFFICE AND
                       HELD WITH   LENGTH OF                   PRINCIPAL OCCUPATION(S)
NAME AND AGE          REGISTRANT  TIME SERVED                    DURING PAST 5 YEARS
------------          ----------- ----------- ----------------------------------------------------------
Jeffrey A. Tupper     Chief        From       Since October 2006, Assistant Vice President, MetLife
(37)                  Financial    August     Group, Inc. Since February 2001, Assistant Vice
                      Officer,     2002 to    President of MetLife Investors Insurance Company.
                      Treasurer    present

Michael K. Farrell    Executive    From       Since December 2005, Executive Vice President,
(54)                  Vice         August     MetLife, Inc.; since July 2002, Chief Executive Officer of
                      President    2002 to    MetLife Investors Group, Inc. and Met Investors
                                   present    Advisory LLC; since April 2001, Chief Executive Officer
                                              of MetLife Resources.

Richard C. Pearson    Vice         From       Since June 2001, President or Executive Vice President of
(65)                  President    December   MetLife Investors Distribution Company; since January
                      and          2000 to    2001, Executive Vice President, General Counsel and
                      Secretary    present    Secretary of MetLife Investors Group, Inc. and Vice
                                              President, Secretary and Associate General Counsel of its
                                              affiliate life insurance companies; from November 2000
                                              to January 2002, Senior Vice President and General
                                              Counsel of Met Investors Advisory Corp.; since January
                                              2002, Senior Vice President, General Counsel and
                                              Secretary of Met Investors Advisory, LLC.

Jeffrey P. Halperin   Chief        From       Since March 2006, Vice President, Corporate Ethics and
(40)                  Compliance   November   Compliance Department, MetLife, Inc.; from October
                      Officer      2006 to    2002 to March 2006, Assistant Vice President; from
                                   present    November 2005 to August 2006, Interim Chief
                                              Compliance Officer, Met Investors Series Trust; since
                                              April 2007, Chief Compliance Officer, Metropolitan
                                              Series Funds; from August 2006 to April 2007, Interim
                                              Chief Compliance Officer, Metropolitan Series Funds;
                                              since August 2006, Chief Compliance Officer, Met
                                              Investors Advisory, LLC and MetLife Advisers, LLC;
                                              since November 2006, Chief Compliance Officer,
                                              MetLife Investment Advisors Company, LLC.

Mary Moran Zeven      Assistant    From       Since 2002, Senior Vice President and Senior Managing
2 Avenue de Lafayette Secretary    October    Counsel, State Street Bank and Trust Company.
Boston,                            2001 to
Massachusetts 02111                present
(47)

William C. Cox        Assistant    From       Since 1997, Vice President and Senior Director, Fund
2 Avenue de Lafayette Treasurer    November   Administration Division, State Street Bank and Trust
Boston,                            2004 to    Company.
Massachusetts 02111                present
(41)

--------
+ The Fund Complex includes the Trust (52 portfolios), Metropolitan Series Fund, Inc. (36 portfolios) and Metropolitan Series Fund II (1 portfolio).
* Ms. Forget is an "interested person" of the Trust as a result of her affiliation with the Manager and the Distributor.
** Mr. Boulware is an "interested person" of the Trust as a result of his prior affiliation with an affiliate of the Adviser to one of the Trust's portfolios.

COMMITTEES OF THE BOARD

   The Trust has a standing Audit Committee consisting of all of the Disinterested Trustees. The Audit Committee's function is to recommend to the Board independent accountants to conduct the annual audit of the Trust's financial statements; review with the independent accountants the outline, scope and results of the annual audit; and review the performance and fees charged by the independent accountants for professional services. In addition, the Audit Committee meets with the independent accountants and representatives of management to review accounting activities and areas of financial reporting and control. The Audit Committee held four meetings during the fiscal year ended December 31, 2007.

   The Trust has a Nominating, Governance and Compensation Committee consisting of all the Disinterested Trustees. The Nominating, Governance and Compensation Committee's function is to nominate and evaluate Disinterested Trustee candidates and review the compensation arrangement for each of the Trustees. The Nominating, Governance and Compensation Committee will not consider nominees recommended by contract holders. The Nominating, Governance and Compensation Committee held six meetings during the fiscal year ended
December 31, 2007.

   The Trust has a Valuation Committee currently consisting of Elizabeth M. Forget, Richard C. Pearson, Jeffrey Tupper, Thomas McDevitt, Bryan Andersen, Jeffrey Bernier and such other officers of the Trust and the Manager, as well as such officers of any Adviser to any Portfolio as are deemed necessary by Ms. Forget, Mr. Pearson, Mr. Tupper, Mr. McDevitt, Mr. Andersen or Mr. Bernier from time to time, each of whom shall serve at the pleasure of the Board of Trustees as members of the Valuation Committee. The Valuation Committee determines the value of any of the Trust's securities and assets for which market quotations are not readily available or for which valuations cannot otherwise be provided. The Valuation Committee held 22 meetings during the fiscal year ended December 31, 2007.

COMPENSATION OF THE TRUSTEES

   Each Trustee, who is not an employee of the Manager or any of its affiliates, currently receives from the Trust an annual retainer of $80,000 ($20,000 per quarter) plus (i) an additional fee of $8,000 for each regularly scheduled Board meeting attended, Committee meetings and private Disinterested Trustee meetings attended, (ii) $5,000 for each special meeting attended in person, (iii) for each telephonic/internet interactive Board and Committee meeting attended, $3,000 and $2,500, respectively, and (iv) reimbursement for expenses in attending in-person meetings. In addition, the lead Disinterested Trustee, the Chair of the Audit Committee and the Chair of the Nominating and Compensation Committee each receive a supplemental annual retainer of $20,000, $10,000 and $10,000, respectively.

   The table below sets forth the compensation paid to each of the Trustees affiliated with the Manager and all other Trustees during the fiscal year ended December 31, 2007.

                                     AGGREGATE   TOTAL COMPENSATION
                                    COMPENSATION FROM FUND COMPLEX+
            TRUSTEE                  FROM TRUST   PAID TO TRUSTEE
            -------                 ------------ ------------------
            Interested Trustee
               Elizabeth M. Forget.     None            None

            Disinterested Trustees
               Stephen M. Alderman.   $155,500        $155,500
               Jack R. Borsting....   $125,500        $125,500
               Daniel A. Doyle.....   $107,722        $107,722
               Theodore A. Myers*..   $125,500        $125,500
               Dawn M. Vroegop.....   $135,500        $135,500

--------
+ The Fund Complex includes the Trust (52 portfolios), Metropolitan Series Fund, Inc. (36 portfolios) and Metropolitan Series Fund II (1 portfolio).
*  Mr. Myers resigned from the Board in February, 2008.

INDEMNIFICATION OF TRUSTEES AND OFFICERS

   The Trust's Agreement and Declaration of Trust provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Trust, except if it is determined in the manner specified in the Agreement and Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Trust or that such indemnification would relieve any officer or Trustee of any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his duties. The Trust, at its expense, provides liability insurance for the benefit of its Trustees and officers.

TRUSTEES' AND OFFICERS' SHARE OWNERSHIP

   As of December 31, 2007, the officers and Trustees of the Trust as a group did not own any outstanding shares of the Trust.

PROXY VOTING POLICIES AND PROCEDURES

   Pursuant to the Trust's Proxy Voting Policies and Procedures, the Trust has delegated the proxy voting responsibilities with respect to each Portfolio to the Manager. Because the Manager views proxy voting as a function that is incidental and integral to portfolio management, it has in turn delegated the proxy voting responsibilities with respect to each Portfolio to the applicable Advisers. Appendix B to this Statement of Additional Information contains the proxy voting policies and procedures, or a summary of such policies and procedures, of the Portfolios' Adviser.

PROXY VOTING RECORDS

   The Manager and each of the Advisers, as applicable, will maintain records of voting decisions for each vote cast on behalf of the Portfolios. Information regarding how each Portfolio voted proxies relating to portfolio securities during the 12-month period ended June 30, 2007 has been filed with the Securities and Exchange Commission on Form N-PX and is available (1) without charge, upon request, by calling the Trust, toll-free at 1-800-343-8496 and
(2) on the SEC's website at http://www.sec.gov.

PORTFOLIO HOLDINGS DISCLOSURE POLICY

   The Board of Trustees has adopted and approved policies and procedures reasonably designed to protect the confidentiality of the Trust's portfolio holdings information and to seek to prevent the selective disclosure of such information. The Trust reserves the right to modify these policies and procedures at any time without notice.

   Only the Manager's or, as applicable, the Adviser's Chief Compliance Officer, or persons designated by the Trust's Chief Compliance Officer (each, an "Authorized Person") are authorized to disseminate nonpublic portfolio information, and only in accordance with the procedures described below. Pursuant to these polices and procedures, the Manager or the Adviser may disclose a Portfolio's portfolio holdings to unaffiliated parties prior to the time such information has been disclosed to the public through a filing with the SEC or a posting on an insurance company website only if an Authorized Person determines that (i) there is a legitimate business purpose for the disclosure; and (ii) if practicable, the recipient is subject to a confidentiality agreement, including a duty not to trade on the nonpublic information. Under the Trust's policies and procedures, a legitimate business purpose includes disseminating or providing access to portfolio information to
(i) the Trust's service providers (e.g., custodian, independent auditors) in order for the service providers to fulfill their contractual duties to the Trust; (ii) rating and ranking organizations and mutual fund analysts; (iii) a newly hired Adviser prior to the Adviser commencing its duties; (iv) the Adviser of a Portfolio or other affiliated investment company portfolio that will be the surviving portfolio in a merger; (v) consultants that provide research and consulting services to the Manager or its affiliates with respect to asset allocation targets and investments for asset allocation funds of funds in the MetLife enterprise; and (vi) firms that provide pricing services, proxy voting services and research and trading services.

   In accordance with the aforementioned procedures, the Manager, the Advisers and/or their affiliates periodically disclose the Trust's portfolio holdings information on a confidential basis to various service providers. Among the service providers to which the Manager, the Advisers and/or their affiliates may periodically disclose the Trust's portfolio holdings information on a confidential basis in accordance with the aforementioned procedures are the following:

..      Barger & Wolen, LP                              .      Lipper Inc.

..      Bear Stearns
                                                       .      Loan X

..      Bloomberg L.P.
                                                       .      Morningstar Associates, LLC

..      CIBC World Markets
                                                       .      Morningstar, Inc.

..      Credit Suisse
                                                       .      Plexus Plan Sponsor Group, Inc.

..      Deloitte & Touche LLP
                                                       .      RR Donnelley

..      Diversified Information Technologies, Inc.
                                                       .      Reuters

..      FRI Corporation
                                                       .      State Street Bank and Trust Company

..      Ibbotson Associates, Inc.
                                                       .      State Street Global Markets

..      Institutional Shareholder Services Inc.
                                                       .      Street Software Technology, Inc.

..      Interactive Data Corporation
                                                       .      Sullivan & Worcester LLP

..      ITG, Inc.
                                                       .      Thompson Financial

   The Trust's policies and procedures prohibit the dissemination of non-public portfolio information for compensation or other consideration. Any exceptions to these policies and procedures may be made only if approved by the Trust's Chief Compliance Officer as in the best interests of the Trust, and only if such exceptions are reported to the Trust's Board of Trustees at its next regularly scheduled meeting.

   Dissemination of the Trust's portfolio holdings information to MetLife enterprise employees is limited to persons who are subject to a duty to keep such information confidential and who need to receive the information as part of their duties. As a general matter, the Trust disseminates portfolio holdings to contract owners only in the Annual or Semiannual Reports or in other formats that are generally available on a contemporaneous basis to all such contract owners or the general public. The Prospectus describes certain types of information that are disclosed on insurance company websites (including www.metlifeinvestors.com), as well as the frequency with which such information is disclosed and the lag between the date of the information and the date of its disclosure.

                    INVESTMENT ADVISORY AND OTHER SERVICES

THE MANAGER

   The Trust is managed by Met Investors Advisory, LLC (the "Manager") which, subject to the supervision and direction of the Trustees of the Trust, has overall responsibility for the general management and administration of the Trust. MetLife Investors Group, Inc., an affiliate of Metropolitan Life Insurance Company, owns all of the outstanding common shares of the Manager and MetLife Investors Distribution Company, the Trust's distributor.

   The Trust and the Manager have entered into a Management Agreement dated December 8, 2000, as amended ("the Management Agreement"), which was initially approved by the Board of Trustees on December 7, 2000 and by Security First Life Insurance Company (currently known as MetLife Investors USA Insurance Company), as initial shareholder of the Trust, on December 8, 2000. Subject always to the supervision and direction of the Trustees of the Trust, under the Management Agreement the Manager will have (i) overall supervisory responsibility for the general management and investment of each Portfolio's assets; (ii) full discretion to select new or additional Advisers for each Portfolio; (iii) full discretion to enter into and materially modify investment advisory agreements with Advisers; (iv) full discretion to terminate and replace any Adviser; and (v) full investment discretion to make all determinations with respect to the investment of a Portfolio's assets not then managed by an Adviser. In connection with the Manager's responsibilities under the Management Agreement, the Manager will assess each Portfolio's investment focus and will seek to implement decisions with respect to the allocation and reallocation of each Portfolio's assets among one or more current or additional Advisers from time to time, as the Manager deems appropriate, to enable each Portfolio to achieve its investment goals. In addition, the Manager will monitor compliance of each Adviser with the investment objectives, policies and restrictions of any Portfolio or Portfolios (or portions of any Portfolio) under the management of such Adviser, and review and report to the Trustees of the Trust on the performance of each Adviser. The Manager will furnish, or cause the appropriate Adviser(s) to furnish, to the Trust such statistical information, with respect to the investments that a Portfolio (or portions of any Portfolio) may hold or contemplate purchasing, as the Trust may reasonably request. On the Manager's own initiative, the Manager will apprise, or cause the appropriate Adviser(s) to apprise, the Trust of important developments materially affecting each Portfolio (or any portion of a Portfolio that they advise) and will furnish the Trust, from time to time, with such information as may be appropriate for this purpose. Further, the Manager agrees to furnish, or cause the appropriate Adviser(s) to furnish, to the Trustees of the Trust such periodic and special reports as the Trustees of the Trust may reasonably request. In addition, the Manager agrees to cause the appropriate Adviser(s) to furnish to third-party data reporting services all currently available standardized performance information and other customary data.

   Under the Management Agreement, the Manager also is required to furnish to the Trust, at its own expense and without remuneration from or additional cost to the Trust, the following:

    .  Office space, all necessary office facilities and equipment;

    . Necessary executive and other personnel, including personnel for the performance of clerical and other office functions, other than those functions:

    . related to and to be performed under the Trust's contract or contracts for administration, custodial, accounting, bookkeeping, transfer and dividend disbursing agency or similar services by the entity selected to perform such services; or

    . related to the investment advisory services to be provided by any Adviser pursuant to an investment advisory agreement with the Manager ("Advisory Agreement").

    . Information and services, other than services of outside counsel or independent accountants or investment advisory services to be provided by any Adviser under an Advisory Agreement, required in connection with the preparation of all registration statements, prospectuses and statements of additional information, any supplements thereto, annual, semi-annual, and periodic reports to Trust shareholders, regulatory authorities, or others, and all notices and proxy solicitation materials, furnished to shareholders or regulatory authorities, and all tax returns.

   As compensation for these services, the Trust pays the Manager a monthly fee at the following annual rates of each Portfolio's average daily net assets:

 PORTFOLIO                                               FEE
 ---------                              -------------------------------------
 Cyclical Growth and Income ETF........ 0.45% of first $300 million of such assets plus 0.43% of such assets over
                                        $300 million up to $600 million plus
                                        0.40% of such assets over $600
                                        million.

 Cyclical Growth ETF................... 0.45% of first $300 million of such assets plus 0.43% of such assets over
                                        $300 million up to $600 million plus
                                        0.40% of such assets over $600
                                        million.

   From the management fees, the Manager pays the expenses of providing investment advisory services to the Portfolios, including the fees of the Adviser of each applicable Portfolio.

   The Manager and the Trust have also entered into an expense limitation agreement with respect to the Portfolios ("Expense Limitation Agreement"), pursuant to which the Manager has agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses (with certain exceptions described in the Prospectus) of each such Portfolio are limited to the extent described in the "Management--Expense Limitation Agreement" section of the Prospectus.

   In addition to the management fees, the Trust pays all expenses not assumed by the Manager, including, without limitation, charges for the services and expenses of the independent accountants and legal counsel retained by the Trust, for itself and its Disinterested Trustees; accounting and auditing services; interest; taxes; costs of printing and distributing reports to shareholders, proxy materials and prospectuses; charges of its administrator, custodian, transfer agent and dividend disbursing agent; registration fees; fees and expenses of the Trustees who are not affiliated persons of the Manager; insurance; brokerage costs; litigation; and other extraordinary or nonrecurring expenses. All general Trust expenses are allocated among and charged to the assets of the Portfolios of the Trust on a basis that the Trustees deem fair and equitable, which may be on the basis of relative net assets of each Portfolio or the nature of the services performed and relative applicability to each Portfolio. In addition, as discussed below under "Distribution of the Trust's Shares," the Class B and Class E shares of each Portfolio may pay for certain distribution--related expenses in connection with activities primarily intended to result in the sale of its shares.

   The Management Agreement continues in force for two years from its commencement date, with respect to each Portfolio, and from year to year thereafter, but only so long as its continuation as to each Portfolio is specifically approved at least annually (i) by the Trustees or by the vote of a majority of the outstanding voting securities of the Portfolio, and (ii) by the vote of a majority of the Disinterested Trustees, by votes cast in person at a meeting called for the purpose of voting on such approval. The Management Agreement provides that it shall terminate automatically if assigned, and that it may be terminated as to any Portfolio without penalty by the Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Portfolio upon 60 days' prior written notice to the Manager, or by the Manager upon 90 days' prior written notice to the Trust, or upon such shorter notice as may be mutually agreed upon.

   The following table shows the fees paid by the Portfolios to the Manager, any fee waivers or reimbursements and any deferred expense reimbursements during the fiscal years ended December 31, 2007, December 31, 2006 and December 31, 2005.


                                    INVESTMENT     INVESTMENT
                                  MANAGEMENT FEE MANAGEMENT FEE OTHER EXPENSES DEFERRED EXPENSE
PORTFOLIO                              PAID          WAIVED       REIMBURSED    REIMBURSEMENT
---------                         -------------- -------------- -------------- ----------------
12/31/07
Cyclical Growth and Income ETF
  Portfolio(1)                      $1,008,619        $--            $--           $35,502
Cyclical Growth ETF Portfolio (1)   $1,148,527        $--            $--           $37,454



                                           INVESTMENT     INVESTMENT
                                         MANAGEMENT FEE MANAGEMENT FEE OTHER EXPENSES DEFERRED EXPENSE
PORTFOLIO                                     PAID          WAIVED       REIMBURSED    REIMBURSEMENT
---------                                -------------- -------------- -------------- ----------------
12/31/06
Cyclical Growth and Income ETF Portfolio    $780,873       $62,444          $--             $--
Cyclical Growth ETF Portfolio               $883,426       $40,875



                                           INVESTMENT     INVESTMENT
                                         MANAGEMENT FEE MANAGEMENT FEE OTHER EXPENSES DEFERRED EXPENSE
PORTFOLIO                                     PAID          WAIVED       REIMBURSED    REIMBURSEMENT
---------                                -------------- -------------- -------------- ----------------
12/31/05
Cyclical Growth and Income ETF Portfolio     $5,000         $5,000        $27,599           $--
Cyclical Growth ETF Portfolio                $8,086         $8,086        $24,029            --

--------
(1)For the period 10/1/05 through 12/31/05.

THE ADVISER

   Pursuant to an Advisory Agreement with the Manager with respect to each Portfolio, the Adviser to the Portfolios continuously furnishes an investment program for each Portfolio, makes investment decisions on behalf of each Portfolio, places all orders for the purchase and sale of investments for the Portfolio's account with brokers or dealers selected by such Adviser and may perform certain limited related administrative functions in connection therewith. For its services, the Manager pays the Adviser a fee based on a percentage of the average daily net assets of each of the Portfolios.

   Each Advisory Agreement will continue in force for approximately two years from its commencement date, and from year to year thereafter, but only so long as its continuation as to a Portfolio is specifically approved at least annually (i) by the Trustees or by the vote of a majority of the outstanding voting securities of the Portfolio, and (ii) by the vote of a majority of the Disinterested Trustees by votes cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement provides that it shall terminate automatically if assigned or if the Management Agreement with respect to the related Portfolio terminates, and that it may be terminated as to a Portfolio without penalty by the Manager, by the Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Portfolio on not less than 60 days' prior written notice to the Adviser or by the Adviser on not less than 90 days' prior written notice to the Manager, or upon such shorter notice as may be mutually agreed upon.

   Each Advisory Agreement provides that the Adviser shall not be subject to any liability to the Trust or the Manager for any act or omission in the course of or connected with rendering services thereunder in the absence of willful misconduct, bad faith, gross negligence or reckless disregard of its duties on the part of the Adviser.

   The Trust and the Manager have received an exemptive order from the SEC ("Multi-Manager Order"). The Multi-Manager Order permits the Manager, subject to approval of the Board of Trustees, to: (i) select new or additional Advisers for the Trust's Portfolios; (ii) enter into new investment advisory agreements and materially modify existing investment advisory agreements; and
(iii) terminate and replace the Advisers without obtaining approval of the relevant Portfolio's shareholders. In such circumstances, shareholders would receive notice of such action, including the information concerning the Adviser that normally is provided in a proxy statement. However, the Manager may not enter into an investment advisory agreement with an "affiliated person" of the Manager (as that term is defined in Section 2(a)(3) of the 1940 Act) ("Affiliated Adviser") unless the investment advisory agreement with the Affiliated Adviser, including compensation thereunder, is approved by the affected Portfolio's shareholders, including, in instances in which the investment advisory agreement pertains to a newly formed Portfolio, the Portfolio's initial shareholder. Although shareholder approval is not required for the termination of Advisory Agreements, shareholders of a Portfolio continue to have the right to terminate such Agreements for the Portfolio at any time by a vote of a majority of outstanding voting securities of the Portfolio.

   The following table shows the fees paid with respect to the Portfolios to the Adviser by the Manager for the fiscal years ended December 31, 2007, December 31, 2006 and December 31, 2005.

      PORTFOLIO                                12/31/07 12/31/06 12/31/05
      ---------                                -------- -------- --------
      Cyclical Growth and Income ETF Portfolio $463,228 $344,887  $1,687
      Cyclical Growth ETF Portfolio........... $559,276 $390,113  $2,704

PORTFOLIO MANAGEMENT

   The Adviser has provided the Trust with the following information regarding each Portfolio's portfolio managers identified in the Prospectus. The tables below list the number of other accounts managed by each such portfolio manager as of December 31, 2007 within each of three categories: (A) registered investment companies, (B) other pooled investment vehicles, and (C) other accounts; as well as the total assets in the accounts managed within each category. For each category, the tables also list the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account. Below each table, the Adviser has provided a description of any material conflicts of interest that may arise in connection with each portfolio manager's management of the Portfolios' investments, on the one hand, and the investments of the other accounts, on the other. The Adviser has also provided a description of the structure of, and the method used to determine, the portfolio managers' compensation as of December 31, 2007. As of December 31, 2007, no portfolio manager identified in the Prospectus beneficially owned equity securities of any Portfolio for which he or she serves as portfolio manager.

                                   CYCLICAL GROWTH AND INCOME ETF PORTFOLIO CYCLICAL GROWTH ETF PORTFOLIO
            ---------------------------------------------------------------------------------------------------------------------
                                                                                         (A)(3) FOR EACH OF THE CATEGORIES
                               (A)(2) NUMBER OF OTHER ACCOUNTS                          IN(A)(2) NUMBER OF ACCOUNTS AND THE
                              MANAGED WITHIN EACH CATEGORY AND                           TOTAL ASSETS IN THE ACCOUNTS WITH
                              THE TOTAL ASSETS IN THE ACCOUNTS                         RESPECT TO WHICH THE ADVISORY FEE IS
                                MANAGED WITHIN EACH CATEGORY                          BASED ON THE PERFORMANCE OF THE ACCOUNT
            --------------------------------------------------------------------- -----------------------------------------------
                     (A)                    (B)
                 REGISTERED            OTHER POOLED                 (C)             REGISTERED     OTHER POOLED
(A)(1)           INVESTMENT             INVESTMENT                 OTHER            INVESTMENT      INVESTMENT         OTHER
PORTFOLIO         COMPANIES              VEHICLES                ACCOUNTS            COMPANIES       VEHICLES        ACCOUNTS
MANAGER'S   --------------------- ----------------------- ----------------------- --------------- --------------- ---------------
NAME (AS     NUMBER                NUMBER                  NUMBER                  NUMBER          NUMBER          NUMBER
LISTED IN      OF       TOTAL        OF                      OF        TOTAL         OF    TOTAL     OF    TOTAL     OF    TOTAL
PROSPECTUS  ACCOUNTS    ASSETS    ACCOUNTS  TOTAL ASSETS  ACCOUNTS     ASSETS     ACCOUNTS ASSETS ACCOUNTS ASSETS ACCOUNTS ASSETS
----------  -------- ------------ -------- -------------- --------  ------------- -------- ------ -------- ------ -------- ------
Mark Keller     1    $232 million    11    $38.20 Million   7800(2) $1.40 billion    0      N/A      0      N/A      0      N/A
Daniel
 Winter....     1    $232 million    11    $38.2 million    7800(2) $1.40 billion    0      N/A      0      N/A      0      N/A
David
 Miyazaki..     1    $232 million    11    $38.2 million    7800(2) $1.40 billion    0      N/A      0      N/A      0      N/A
Stuart
 Freeman...   N/A         $0         11    $38.2 million     N/A(2)      $0          0      N/A      0      N/A      0      N/A

--------
(2)Number of other accounts is approximate and includes individually managed wrap fee accounts.

(a) Potential Conflicts of Interest:

   As part of its compliance program, Gallatin has adopted policies and procedures that seek to address potential conflicts of interest. The firm's compliance program and code of ethics is designed to detect and prevent violations and ensure that all client accounts are treated equitably over time and protect against potential incentives that may favor one account over another.

   Gallatin has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nonetheless, Gallatin or an affiliate furnishes investment management and brokerage services to numerous clients in addition to the Portfolios. In managing multiple portfolios, certain potential conflicts of interest may arise when a portfolio manager also has day-to-day management responsibilities with respect to one or more portfolio or other accounts.

   Gallatin has adopted brokerage and trade allocation policies and procedures which it believes are reasonably designed to address any potential conflicts associated with managing multiple accounts for multiple clients. A portfolio manager who is responsible for managing multiple portfolios may devote unequal time and attention to the management of those accounts. The effects of this potential conflict may be more pronounced where accounts overseen by a particular portfolio manager have different investment strategies. Portfolio managers have the responsibility to determine which broker-dealer to use to execute each order, consistent with its duty to seek best execution of the transaction. Gallatin may be limited by the client with respect to the selection of broker-dealers or may be instructed to direct trades through a particular broker for its separate accounts. In these cases, Gallatin may place separate, non-simultaneous transactions for a portfolio and another account, which could temporarily affect the market price of the security or the execution of the transaction, possibly to the detriment of the portfolio, or its other accounts. When Gallatin believes it is desirable, appropriate, and feasible to purchase the same security for a number of client accounts at the same time, Gallatin will aggregate its clients' orders, in a way that seeks to obtain the most favorable executions in terms of the price at which the security is purchased or sold, the costs of executions and the efficiency of the processing of the transactions. Portfolio managers may choose to execute orders with an affiliated broker-dealer if it believes it can obtain a more favorable net price for the Portfolio and other clients. Each account that participates in an aggregated order will participate at the average net unit price.

(b) Compensation:

   Gallatin's portfolio managers participate in a compensation program which consists primarily of a base salary and an annual bonus.

   Base Salary. Each portfolio manager's base salary is reviewed annually and adjusted based on consideration of various factors specific to the individual portfolio manager, including among others, experience, quality of performance record and breadth of management responsibility, and a comparison to competitive market data provided by external compensation consultants.

   Annual Bonus. The annual bonus pool for portfolio managers and other employees that are eligible to receive bonuses is determined based on the overall profitability of the firm during the relevant year. The bonus is typically paid in a combination of cash and equity incentive awards (non-qualified stock options and/or restricted stock) in Wachovia Corporation, Gallatin's publicly traded parent company.

   Additional Benefits. In addition to a base salary and annual bonus, portfolio managers may participate, at their election, in various benefits programs, including the following:

    .  medical, dental, vision and prescription benefits;

    .  life, disability, and long-term care insurance;

    . before-tax spending accounts relating to dependent care and healthcare; and various other services, such as family counseling and employee assistance programs, pre-paid or discounted legal services and health care advisory programs.

   These benefits are broadly available to all employees. Senior level employees, including many portfolio managers but also including many other senior level executives, may pay more or less than employees that are not senior level for certain benefits, or be eligible for, or required to participate in, certain benefits programs not available to employees who are not senior level. For example, only senior level employees above a certain compensation level are eligible to participate in the Wachovia Corporation deferred compensation plan, and certain senior level employees are required to participate in the deferred compensation plan.

THE DISTRIBUTOR

   The Trust has distribution agreements with MetLife Investors Distribution Company ("MLIDC" or the "Distributor") in which MLIDC serves as the Distributor for the Trust's Class A, Class B, Class C and Class E shares. MLIDC is an affiliate of Metropolitan Life Insurance Company. MLIDC's address is 5 Park Plaza, Suite 1900, Irvine, California 92614.

   The Trust's distribution agreements with respect to the Class A, Class B, Class C and Class E shares ("Distribution Agreements") were initially approved by the Board of Trustees at Board meetings held on December 7, 2000 (Class A, Class B, Class C) and April 23, 2001 (Class E). The Distribution Agreements will remain in effect from year to year provided each Distribution Agreement's continuance is approved annually by (i) a majority of the Trustees who are not parties to such agreement or "interested persons" (as defined in the 1940 Act) of the Trust or a Portfolio and, if applicable, who have no direct or indirect financial interest in the operation of the Class B, Class C or Class E Distribution Plan or any such related agreement and (ii) either by vote of a majority of the Trustees or a majority of the outstanding voting securities (as defined in the 1940 Act) of the Trust.

   The Distributor or its affiliates for the Class A shares will pay for printing and distributing prospectuses or reports prepared for their use in connection with the offering of the Class A shares to prospective contract owners and qualified plan participants and preparing, printing and mailing any other literature or advertising in connection with the offering of the Class A shares to prospective contract owners and qualified plan participants.

   Pursuant to the Class B Distribution Plan, the Class C Distribution Plan and the Class E Distribution Plan, the Trust compensates the Distributor from assets attributable to the Class B, Class C and Class E shares, as applicable, for services rendered and expenses borne in connection with activities primarily intended to result in the sale of the Trust's Class B, Class C and Class E shares. It is anticipated that a portion of the amounts received by the Distributor will be used to defray various costs incurred or paid by the Distributor in connection with the printing and mailing of Trust prospectuses, statements of additional information and any supplements thereto and shareholder reports, and holding seminars and sales meetings with wholesale and retail sales personnel designed to promote the distribution of Class B, Class C and Class E shares. The Distributor may also use a portion of the amounts received to provide compensation to financial intermediaries and third-party broker-dealers for their services in connection with the distribution of the Class B, Class C and Class E shares.

   The Class B Distribution Plan, the Class C Distribution Plan and the Class E Distribution Plan provide that the Trust, on behalf of each Portfolio, may pay annually up to 0.50%, 1.00% and 0.25%, respectively, of the average daily net assets of a Portfolio attributable to its Class B shares, Class C shares and Class E shares, respectively, in respect to activities primarily intended to result in the sale of Class B, Class C and Class E shares. However, under the Distribution Agreements, payments to the Distributor for activities pursuant to the Class B Distribution Plan, the Class C Distribution Plan and the Class E Distribution Plan are limited to payments at an annual rate equal to 0.25%, 0.50% and 0.15%, respectively, of average daily net assets of a Portfolio attributable to its Class B, Class C and Class E shares, respectively. Under the terms of the Class B

Distribution Plan, the Class C Distribution Plan and the Class E Distribution Plan and the related Distribution Agreements, each Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities (including Metropolitan Life Insurance Company and its affiliates) providing distribution and shareholder servicing with respect to the Class B, Class C and Class E shares for such entities' fees or expenses incurred or paid in that regard.

   Each of the Class B Distribution Plan, the Class C Distribution Plan and the Class E Distribution Plan is of a type known as a "compensation" plan because payments are made for services rendered to the Trust with respect to Class B, Class C and Class E shares regardless of the level of expenditures by the Distributor. The Trustees will, however, take into account such expenditures for purposes of reviewing operations under the Class B Distribution Plan, the Class C Distribution Plan and the Class E Distribution Plan and in connection with their annual consideration of the Class B Distribution Plan's, the Class C Distribution Plan's and the Class E Distribution Plan's renewal. The Distributor has indicated that it expects its expenditures to include, without limitation: (a) the printing and mailing of Trust prospectuses, statements of additional information, any supplements thereto and shareholder reports for prospective Contract owners with respect to the Class B, Class C and Class E shares of the Trust; (b) those relating to the development, preparation, printing and mailing of advertisements, sales literature and other promotional materials describing and/or relating to the Class B, Class C and Class E shares of the Trust; (c) holding seminars and sales meetings designed to promote the distribution of Class B, Class C and Class E shares of the Trust; (d) obtaining information and providing explanations to wholesale and retail distributors of contracts regarding Trust investment objectives and policies and other information about the Trust and its Portfolios, including the performance of the Portfolios; (3) training sales personnel regarding the Class B, Class C and Class E shares of the Trust; and (f) financing any other activity that the Distributor determines is primarily intended to result in the sale of Class B, Class C and Class E shares.

   A description of the Class B Distribution Plan with respect to the Class B shares and related services and fees thereunder is provided in the Prospectus for the Class B shares of the Portfolios. A description of the Class C Distribution Plan with respect to the Class C shares and related services and fees thereunder is provided in the Prospectus for the Class C shares of the Portfolios. On December 7, 2000, the Board of Trustees of the Trust, including the Disinterested Trustees unanimously approved the Class B Distribution Plan and the Class C Distribution Plan. A description of the Class E Distribution Plan with respect to the Class E shares and related services and fees thereunder is provided in the Prospectus for the Class E shares of the Portfolios. On April 23, 2001, the Board of Trustees of the Trust, including the Disinterested Trustees, unanimously approved the Class E Distribution Plan.

   The Class B Distribution Plan, the Class C Distribution Plan and the Class E Distribution Plan and any Rule 12b-1 related agreement that is entered into by the Trust or the Distributor of the Class B, Class C and Class E shares in connection with the Class B Distribution Plan, the Class C Distribution Plan and the Class E Distribution Plan will continue in effect for a period of more than one year only so long as continuance is specifically approved at least annually by vote of a majority of the Trust's Board of Trustees, and of a majority of the Disinterested Trustees, cast in person at a meeting called for the purpose of voting on the Class B Distribution Plan, the Class C Distribution Plan and the Class E Distribution Plan or any Rule 12b-1 related agreement, as applicable. In addition, the Class B Distribution Plan, the Class C Distribution Plan and the Class E Distribution Plan and any Rule 12b-1 related agreement may be terminated as to Class B, Class C or Class E shares of a Portfolio at any time, without penalty, by vote of a majority of the outstanding Class B, Class C or Class E shares of the Portfolio, as applicable, or by vote of a majority of the Disinterested Trustees. The Class B Distribution Plan, the Class C Distribution Plan and the Class E Distribution Plan each also provides that it may not be amended to increase materially the amount (up to 0.50% [1.00% with respect to Class C and 0.25% with respect to Class E] of average daily net assets annually) that may be spent for distribution of Class B, Class C and Class E shares of any Portfolio without the approval of Class B, Class C and Class E shareholders, as applicable, of that Portfolio.

   The Distributor for each class of shares will pay all fees and expenses in connection with its qualification and registration as a broker or dealer under federal and state laws. In the capacity of agent, the Distributor currently offers shares of each Portfolio on a continuous basis to the separate accounts of insurance companies offering the Contracts in all states in which the Portfolio or the Trust may from time to time be registered or where permitted by applicable law. The Distribution Agreements provide that the Distributor shall accept orders for shares at net asset value without a sales commission or sale load being charged.

   The Distributor has made no firm commitment to acquire shares of any Portfolio.

   The table below shows the amount paid by each Portfolio to the Distributor pursuant to the Class B and Class E Distribution Plans for the year ended December 31, 2007:*

   PORTFOLIO                      TOTAL DISTRIBUTION FEE PAID TO DISTRIBUTOR
   ---------                      ------------------------------------------
   Cyclical Growth and Income ETF                  $556,923
   Cyclical Growth ETF...........                  $632,922

--------
*  The Trust currently does not offer Class C shares.

   The amounts received by the Distributor have been used to defray various costs incurred or paid by the Distributor in connection with the printing and mailing of Trust prospectuses, statements of additional information and any supplements thereto and shareholder reports, and holding seminars and sales meetings with wholesale and retail sales personnel designed to promote the distribution of Class B shares.

CODE OF ETHICS

   The Trust, its Manager, its Distributor, and the Adviser, have adopted Codes of Ethics pursuant to Rule 17j-1 under the 1940 Act. Each of these Codes of Ethics permits the personnel of their respective organizations to invest in securities for their own accounts including securities that may be purchased or held by the Portfolios. A copy of each of the Codes of Ethics is on public file with, and is available from the SEC.

CUSTODIAN

   State Street Bank and Trust Company ("State Street Bank"), located at 2 Avenue de Lafayette, Boston, Massachusetts 02111, serves as the custodian of the Trust. Under the custody agreement, State Street Bank holds the Portfolios' securities, provides fund accounting and keeps all necessary records and documents.

TRANSFER AGENT

   Metropolitan Life Insurance Company, located at 501 Boylston Street, Boston, Massachusetts 02116, serves as transfer agent for the Trust.

LEGAL MATTERS

   Certain legal matters are passed on for the Trust by Sullivan & Worcester LLP, 1666 K Street, N.W., Washington, D.C. 20006.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

   Deloitte & Touche LLP, located at 200 Berkeley Street, Boston, Massachusetts 02116, serves as the Trust's independent auditors.

                             REDEMPTION OF SHARES

   The Trust may suspend redemption privileges or postpone the date of payment on shares of the Portfolios for more than seven days during any period (1) when the New York Stock Exchange is closed or trading on that Exchange is restricted as determined by the SEC; (2) when an emergency exists, as defined by the SEC, which makes it not reasonably practicable for a Portfolio to dispose of securities owned by it or fairly to determine the value of its assets; or
(3) as the SEC may otherwise permit.

   The value of the shares on redemption may be more or less than the shareholder's cost, depending upon the market value of the portfolio securities at the time of redemption.

                                NET ASSET VALUE

   The net asset value ("NAV") per share of each Portfolio is determined as of the close of regular trading of the New York Stock Exchange (currently 4:00 p.m., Eastern Time), each day that Exchange is open for trading. Currently, the New York Stock Exchange is closed on: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. With respect to any portion of a Portfolio's assets that is invested in other open-end investment companies, that portion of the Portfolio's NAV is calculated based on the NAV of that investment company, or, in the case of Underlying ETFs, the closing market quotation for its shares. The prospectus for the other investment company explains the circumstances and effects of fair value pricing for that investment company.

   Other securities of the Portfolios for which the primary market is on a domestic or foreign exchange will be valued at the last sale price on the day of valuation or, if there was no sale that day, at the last reported bid price, using prices as of the close of trading. Portfolio securities traded over-the-counter and reported on NASDAQ will report the Nasdaq Official Closing Price ("NOCP"). The NOCP will be calculated on each business day at 4:00:02 p.m. Eastern time as follows: (i) if the last traded price of a listed security reported by a Nasdaq member falls within the current best bid and ask price, then the NOCP will be the last traded price; (ii) if the last traded price falls outside of that range, however, the NOCP will be the last bid price (if higher) or the last ask price (if lower). Portfolio securities which are traded over-the-counter and not quoted on the NASDAQ System that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, will be valued at the most recently quoted bid price provided by the principal market makers.

   In the case of any securities which are not actively traded, reliable market quotations may not be considered to be readily available. These investments are stated at fair value as determined under the direction of the Trustees. Such fair value is expected to be determined by utilizing information furnished by a pricing service which determines valuations for normal, institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders.

   If any securities held by a Portfolio are restricted as to resale, their fair value will be determined following procedures approved by the Trustees. The fair value of such securities is generally determined as the amount which the Portfolio could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. The valuation procedures applied in any specific instance are likely to vary from case to case. However, consideration is generally given to the financial position of the issuer and other fundamental analytical data relating to the investment and to the nature of the restrictions on disposition of the securities (including any registration expenses that might be borne by the Portfolio in connection with such disposition). In addition, specific factors are also generally considered, such as the cost of the investment, the market value of any unrestricted securities of the same class (both at the time of purchase and at the time of valuation), the size of the holding, the prices of any recent transactions or offers with respect to such securities and any available analysts' reports regarding the issuer.

   Notwithstanding the foregoing, short-term debt securities with maturities of 60 days or less will be valued at amortized cost.

   Foreign securities traded outside the United States will be valued daily at their fair value according to procedures decided upon in good faith by the Trust's Board of Trustees. All securities and other assets of a Portfolio initially expressed in foreign currencies will be converted to U.S. dollar values at the mean of the bid and offer prices of such currencies against U.S. dollars quoted as designated on the Price Source Authorization Agreement between the Trust and its custodian on a valuation date by any recognized dealer.

   The Manager may, from time to time, under the general supervision of the Board of Trustees or the valuation committee, utilize the services of one or more pricing services available in valuating the assets of the Trust. The Manager will continuously monitor the performance of these services.

                             FEDERAL INCOME TAXES

   Each Portfolio intends to qualify each year as a "regulated investment company" under the Code. By so qualifying, a Portfolio will not be subject to federal income taxes to the extent that its net investment income and net realized capital gains are distributed to its shareholders.

   In order to so qualify, a Portfolio must, among other things, (1) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stocks or securities or foreign currencies, or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stocks or securities, and net income derived from an interest in a qualified publicly traded partnership; and (2) diversify its holdings so that, at the end of each quarter of the Portfolio's taxable year, (a) at least 50% of the market value of the Portfolio's assets is represented by cash, government securities, securities of other regulated investment companies (such as the Underlying ETFs) and other securities limited in respect of any one issuer to 5% of the value of the Portfolio's assets and to not more than 10% of the voting securities of such issuer, and (b) not more than 25% of the value of its assets is invested in securities of any one issuer (other than government securities or the securities of other regulated investment companies) or the securities of one or more qualified publicly traded partnerships. For this purpose, a qualified publicly traded partnership is any publicly traded partnership other than one whose income is derived almost entirely from income which would be qualified income for a regulated investment company (that is, dividends, interest, payments with respect to securities loans, gains from the disposition of stock or securities, and the like) in any event.

   As a regulated investment company, a Portfolio will not be subject to federal income tax on net investment income and capital gains (short-and long-term), if any, that it distributes to its shareholders if at least 90% of its net investment income and net short-term capital gains for the taxable year are distributed, but will be subject to tax at regular corporate rates on any income or gains that are not distributed. In general, dividends will be treated as paid when actually distributed, except that dividends declared in October, November or December and made payable to shareholders of record in such a month will be treated as having been paid by the Portfolio (and received by shareholders) on December 31, provided the dividend is paid in the following January. Each Portfolio intends to satisfy the distribution requirement in each taxable year.

   The Portfolios will not be subject to the 4% federal excise tax imposed on regulated investment companies that do not distribute all of their income and gains each calendar year because such tax does not apply to a registered investment company whose only shareholders are either tax-exempt pension trusts or segregated asset accounts of life insurance companies held in connection with variable annuity and/or variable life insurance policies.

   The Trust intends to comply with section 817(h) of the Code and the regulations issued thereunder. As required by regulations under that section, the only shareholders of the Trust and its Portfolios will be life insurance company segregated asset accounts (also referred to as separate accounts) that fund variable life insurance or annuity contracts, tax-exempt pension trusts, and MetLife Investors USA Insurance Company, the initial shareholder of the Portfolios, and its affiliates. See the prospectus or other material for the Contracts for additional discussion of the taxation of segregated asset accounts and of the owner of the particular Contract described therein.

   Section 817(h) of the Code and Treasury Department regulations thereunder impose certain diversification requirements on the segregated asset accounts investing in the Portfolios of the Trust. These requirements, which are in addition to the diversification requirements applicable to the Trust under the 1940 Act and under the regulated investment company provisions of the Code, may limit the types and amounts of securities in which the Portfolios may invest. Failure to meet the requirements of section 817(h) could result in current taxation of the owner of the Contract on the income of the Contract. Technically, the section 817(h) requirements provide that, with limited exceptions, as of the end of each calendar quarter or within thirty days thereafter no more than 55% of the assets underlying a Contract may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments, and no more than 90% by any four investments. For this purpose, an investment in a Portfolio is treated not as a single investment but as an investment in each asset owned by the Portfolio, so long as shares of the Portfolio are owned only by separate accounts of insurance companies, by qualified pension and retirement plans, and by a limited class of other investors. The Portfolios are and will be so owned. The assets of the Portfolios will consist primarily of the Underlying ETFs, which may be owned in part by persons other than those permitted to own interests in the Portfolios. Accordingly, each Underlying ETF is considered an "asset" of the Portfolio, and each Portfolio will need to be sure that no more than 55% of its assets are represented by one Underlying ETF, no more than 70% by any two Underlying ETFs, and so forth, in order that the Contracts will meet the diversification requirements of Section 817(h).

   The Trust may therefore find it necessary to take action to ensure that a Contract continues to qualify as a Contract under federal tax laws. The Trust, for example, may be required to alter the investment objectives of a Portfolio or substitute the shares of one Portfolio for those of another. No such change of investment objectives or substitution of securities will take place without notice to the shareholders of the affected Portfolio and the approval of a majority of such shareholders and without prior approval of the SEC to the extent legally required.

                 ORGANIZATION AND CAPITALIZATION OF THE TRUST

   The Trust is a Delaware business trust organized on July 27, 2000. A copy of the Trust's Agreement and Declaration of Trust, which is governed by Delaware law, is filed as an exhibit to the Trust's registration statement. The Trust is the successor to the Security First Trust and Cova Series Trust, the series of which were converted to Portfolios of the Trust, effective February 12, 2001.

   The Trustees of the Trust have authority to issue an unlimited number of shares of beneficial interest, par value $.001 per share, of one or more series. Currently, the Trustees have established and designated fifty-four series, fifty-two of which are currently being offered. Each series of shares represents the beneficial interest in a separate Portfolio of assets of the Trust, which is separately managed and has its own investment objective and policies. The Trustees of the Trust have authority, without the necessity of a shareholder vote, to establish additional portfolios and series of shares. The shares outstanding are, and those offered hereby when issued will be, fully paid and nonassessable by the Trust. The shares have no preemptive, conversion or subscription rights and are fully transferable.

   The Trust is authorized to issue four classes of shares (Class A, Class B, Class C and Class E) on behalf of each Portfolio. Currently, Class C shares are not being offered. The Trust currently offers Class A, Class B and Class E shares on behalf of each Portfolio. Class A shares are offered at net asset value and are not subject to distribution fees imposed pursuant to a distribution plan. Class B and Class E shares are offered at net asset value and are subject to distribution fees imposed pursuant to each Class's Distribution Plan adopted pursuant to Rule 12b-1 under the 1940 Act.

   Class A, Class B and Class E shares are offered under the Trust's multi-class distribution system approved by the Trust's Board of Trustees on December 7, 2000, which is designed to allow promotion of insurance products investing in the Trust through alternative distribution channels. Under the Trust's multi-class distribution system, shares of each class of a Portfolio represent an equal pro rata interest in that Portfolio and, generally, will have identical voting, dividend, liquidation, and other rights, other than the payment of distribution fees under the Distribution Plan.

   The Trust continuously offers its shares to separate accounts of insurance companies in connection with the Contracts. Class A, Class B and Class E shares of the Portfolios currently are sold to insurance company separate accounts in connection with Contracts issued by the following affiliated insurance companies--Metropolitan Life Insurance Company, MetLife Investors Insurance Company, MetLife Insurance Company of Connecticut, First MetLife Investors Insurance Company, MetLife Investors USA Insurance Company, New England Financial Life Insurance Company and General American Life Insurance Company (collectively, "MetLife"). As of December 31, 2007, MetLife owned substantially all of the Trust's outstanding Class A, Class B and Class E shares and, as a result, may be deemed to be a control person with respect to the Trust. No Class C shares were outstanding as of December 31, 2007.

   As a "series" type of mutual fund, the Trust issues separate series of share of beneficial interest with respect to each Portfolio. Each Portfolio resembles a separate fund issuing a separate class of stock. Because of current federal securities law requirements, the Trust expects that its shareholders will offer to owners of the Contracts ("Contract owners") the opportunity to instruct them as to how shares allocable to their Contracts will be voted with respect to certain matters, such as approval of investment advisory agreements. To the Trust's knowledge, as of December 31, 2007, none of the Contracts currently owned entitled any individual to give voting instructions regarding more than 5% of the outstanding shares of any Portfolio.

   The Trust may in the future offer its shares to separate accounts of other insurance companies. The Trust does not currently foresee any disadvantages to Contract owners arising from offering the Trust's shares to separate accounts of insurance companies that are unaffiliated with each other. However, it is theoretically possible that, at some time, the interests of various Contract owners participating in the Trust through their separate accounts might conflict. In the case of a material irreconcilable conflict, one or more separate accounts might withdraw their investments in the Trust, which would possibly force the Trust to sell portfolio securities at disadvantageous prices. The Trustees of the Trust intend to monitor events for the existence of any material irreconcilable conflicts between or among such separate accounts and will take whatever remedial action may be necessary.

   The assets received from the sale of shares of a Portfolio, and all income, earnings, profits and proceeds thereof, subject only to the rights of creditors, constitute the underlying assets of the Portfolio. The underlying assets of a Portfolio are required to be segregated on the Trust's books of account and are to be charged with the expenses with respect to that Portfolio. Any general expenses of the Trust not readily attributable to a Portfolio will be allocated by or under the direction of the Trustees in such manner as the Trustees determine to be fair and equitable, taking into consideration, among other things, the nature and type of expense and the relative sizes of the Portfolio and the other Portfolios.

   Each share has one vote, with fractional shares voting proportionately. Shareholders of a Portfolio are not entitled to vote on any matter that requires a separate vote of the shares of another Portfolio but which does not affect the Portfolio. The Trust's Agreement and Declaration of Trust does not require the Trust to hold annual meetings of shareholders. Thus, there will ordinarily be no annual shareholder meetings, unless otherwise required by the 1940 Act. The Trustees of the Trust may appoint their successors until fewer than a majority of the Trustees have been elected by shareholders, at which time a meeting of shareholders will be called to elect Trustees. Under the Agreement and Declaration of Trust, any Trustee may be removed by vote of the Trustees or vote of two-thirds of the outstanding shares of the Trust. Holders of 10% or more of the outstanding shares can require the Trustees to call a meeting of shareholders for the purpose of voting on the removal of one or more Trustees. If ten or more shareholders who have been such for at least six months and who hold in the aggregate shares with a net asset value of at least $25,000 inform the Trustees that they wish to communicate with other shareholders, the Trustees either will give such shareholders access to the shareholder lists or will inform them of the cost involved if the Trust forwards materials to the shareholders on their behalf. If the Trustees object to mailing such materials, they must inform the SEC and thereafter comply with the requirements of the 1940 Act.

                             FINANCIAL STATEMENTS

   The financial statements of the Portfolios for the fiscal year ended December 31, 2007, including notes to the financial statements and financial highlights and the Report of Independent Registered Public Accounting Firm Deloitte & Touche LLP, are included in the Annual Report of the Portfolios, which is incorporated by reference in this Statement of Additional Information.

                        APPENDIX A (SECURITIES RATINGS)

STANDARD & POOR'S BOND RATINGS

   A Standard & Poor's corporate debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. Debt rated "AAA" has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong. Debt rated "AA" has a very strong capacity to pay interest and to repay principal and differs from the highest rated issues only in small degree. Debt rated "A" has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt of a higher rated category. Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and to repay principal for debt in this category than for higher rated categories. Bonds rated "BB", "B", "CCC" and "CC" are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. "BB" indicates the lowest degree of speculation and "CC" the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions. The rating "C" is reserved for income bonds on which no interest is being paid. Debt rated "D" is in default, and payment of interest and/or repayment of principal is in arrears. The ratings from "AA" to "B" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

MOODY'S BOND RATINGS

   Bonds which are rated "Aaa" are judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge." Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues. Bonds which are rated "Aa" are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities. Moody's applies numerical modifiers 1, 2 and 3 in the Aa and A rating categories. The modifier 1 indicates that the security ranks at a higher end of the rating category, modifier 2 indicates a mid-range rating and the modifier 3 indicates that the issue ranks at the lower end of the rating category. Bonds which are rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future. Bonds which are rated "Baa" are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well. Bonds which are rated "Ba" are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class. Bonds which are rated "B" generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small. Bonds which are rated "Caa" are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest. Bonds which are rated "Ca" represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings. Bonds which are rated "C" are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

STANDARD & POOR'S COMMERCIAL PAPER RATINGS

   "A" is the highest commercial paper rating category utilized by Standard & Poor's, which uses the numbers "1+", "1", "2" and "3" to denote relative strength within its "A" classification. Commercial paper issuers rated "A" by Standard & Poor's have the following characteristics. Liquidity ratios are better than industry average. Long-term debt rating is "A" or better. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow are in an upward trend. Typically, the issuer is a strong company in a well-established industry and has superior management. Issues rated "B" are regarded as having only an adequate capacity for timely payment. However, such capacity may be damaged by changing conditions or short-term adversities. The rating "C" is assigned to short-term debt obligations with a doubtful capacity for repayment. An issue rated "D" is either in default or is expected to be in default upon maturity.

MOODY'S COMMERCIAL PAPER RATINGS

   "Prime-1" is the highest commercial paper rating assigned by Moody's, which uses the numbers "1", "2" and "3" to denote relative strength within its highest classification of Prime. Commercial paper issuers rated Prime by Moody's have the following characteristics. Their short-term debt obligations carry the smallest degree of investment risk. Margins of support for current indebtedness are large or stable with cash flow and asset protection well assured. Current liquidity provides ample coverage of near-term liabilities and unused alternative financing arrangements are generally available. While protective elements may change over the intermediate or longer terms, such changes are most unlikely to impair the fundamentally strong position of short-term obligations.

   Fitch IBCA, Inc. Commercial Paper Ratings. Fitch Investors Service L.P. employs the rating F-1+ to indicate issues regarded as having the strongest degree of assurance for timely payment. The rating F-1 reflects an assurance of timely payment only slightly less in degree than issues rated F-1+, while the rating F-2 indicates a satisfactory degree of assurance for timely payment, although the margin of safety is not as great as indicated by the F-1+ and F-1 categories.

   Duff & Phelps Inc. Commercial Paper Ratings. Duff & Phelps Inc. employs the designation of Duff 1 with respect to top grade commercial paper and bank money instruments. Duff 1+ indicates the highest certainty of timely payment: short-term liquidity is clearly outstanding, and safety is just below risk-free U.S. Treasury short-term obligations. Duff 1- indicates high certainty of timely payment. Duff 2 indicates good certainty of timely payment: liquidity factors and company fundamentals are sound.

   Thomson BankWatch, Inc. ("BankWatch") Commercial Paper Ratings. BankWatch will assign both short-term debt ratings and issuer ratings to the issuers it rates. BankWatch will assign a short-term rating ("TBW-1", "TBW-2", "TBW-3", or "TBW-4") to each class of debt (e.g., commercial paper or non-convertible debt), having a maturity of one-year or less, issued by a holding company structure or an entity within the holding company structure that is rated by BankWatch. Additionally, BankWatch will assign an issuer rating ("A", "A/B", "B", "B/C", "C", "C/D", "D", "D/E", and "E") to each issuer that it rates.

   Various of the NRSROs utilize rankings within rating categories indicated by a + or -. The Portfolios, in accordance with industry practice, recognize such rankings within categories as graduations, viewing for example Standard & Poor's rating of A-1+ and A-1 as being in Standard & Poor's highest rating category.

                  APPENDIX B (PROXY POLICIES AND PROCEDURES)

THE GALLATIN PROXY COMMITTEE

   The Gallatin Allocation Advisors Investment Committee has established a proxy committee, the Gallatin Proxy Committee, which is responsible for the development of proxy guidelines and overseeing the proxy voting process. The proxy voting policy is designed to ensure that shares are voted in what we believe to be the best interests of the client and the value of the investment. The Gallatin Proxy Committee consists of members of the Gallatin Allocation Advisors Investment Committee as well as members of Gallatin Asset Management. In addition to the Gallatin Allocation Advisors Investment Committee's knowledge of the companies it holds in its portfolios, the Gallatin Proxy Committee may rely upon independent research provided by third parties in fulfilling its responsibilities.

HOW THE GALLATIN PROXY COMMITTEE VOTES PROXIES FIDUCIARY CONSIDERATIONS

   To assist in analyzing proxies, the Gallatin Proxy Committee may engage the services of an unaffiliated third party corporate governance research service to act as agent for the administrative and ministerial aspects of proxy voting of portfolio securities, as well as to provide independent research and record keeping services. Although recommendations from outside proxy services may be reviewed and considered in making a final voting decision, the Gallatin Proxy Committee does not consider these recommendations to be determinative of its ultimate decision.

   The Gallatin Proxy Committee is responsible for making the final voting decision based on its review of the agenda, analysis and recommendations from outside proxy voting services, the Gallatin Proxy Committee members' knowledge of the exchange traded fund, closed-end fund, open-end mutual fund, or other company, and any other information readily available. For each shareholder meeting, the Proxy Administrator must obtain voting instructions from the Gallatin Proxy Committee prior to submitting the vote to our voting agent.

CONFLICTS OF INTEREST

   Gallatin and the members of the Gallatin Proxy Committee recognize that under certain circumstances it may have a conflict of interest in voting proxies on behalf of its clients. Such circumstances may include, but are not limited to, situations where Gallatin or one or more of its affiliates has a business or personal relationship with persons having an interest in the outcome of certain votes.

   In most cases, structural and informational barriers within Evergreen and Wachovia Corporation will prevent Evergreen from becoming aware of the relationship giving rise to the potential conflict of interest. In such circumstances, Evergreen will vote the proxy according to its standard guidelines and procedures described above.

   If persons involved in proxy voting on behalf of Evergreen become aware of a potential conflict of interest, the Committee shall consult with Evergreen's Legal Department and consider whether to implement special procedures with respect to the voting of that proxy, including whether an independent third party should be retained to vote the proxy.

GENERAL PROXY VOTING GUIDELINES

   The Gallatin Proxy Committee has adopted general guidelines for voting proxies as summarized below. A third party proxy voting service may be utilized to vote proxies for the Gallatin Proxy Committee on routine matters in accordance with these established guidelines. These guidelines are reviewed periodically by the Gallatin Proxy Committee and are subject to change.

   Although these guidelines are to be generally followed, the Gallatin Proxy Committee reserves the right to deviate from them in rare instances where individual circumstances may dictate to serve the best interest of its clients.

THE GALLATIN PROXY COMMITTEE PROXY VOTING POLICIES AND PRINCIPLES

   The Gallatin Proxy Committee's proxy voting positions have been developed based on years of experience with proxy voting and corporate governance issues. The following guidelines reflect what The Gallatin Proxy Committee believes to be good corporate governance and behavior:

GALLATIN PROXY VOTING ADMINISTRATION AND PROCEDURES

   The Gallatin Proxy Committee is fully cognizant of its responsibility to process proxies and maintain proxy records pursuant to SEC rules and regulations. In addition, Gallatin Asset Management, the Adviser, understands its fiduciary duty to vote proxies and that proxy voting decisions may affect the value of shareholdings. Therefore, Adviser will attempt to process every vote it receives for all domestic and foreign proxies. However, there may be situations in which Adviser cannot vote proxies. For example, if the cost of voting a foreign proxy outweighs the benefit of voting, the Gallatin Proxy Committee may refrain from processing that vote. Additionally, the Gallatin Proxy Committee may not be given enough time to process the vote. For example, the Gallatin Proxy Committee, through no fault of their own, may receive a meeting notice from the company too late, or may be unable to obtain a timely translation of the agenda. In addition, if Adviser has outstanding sell orders, the proxies for those meetings may not be voted in order to facilitate the sale of those securities. Although Adviser may hold shares on a company's record date, should it sell them prior to the company's meeting date, Adviser ultimately may decide not to vote those shares. Adviser may vote against an agenda item where no further information is provided, particularly in non-U.S. markets.

   The following describes the standard procedures that are to be followed with respect to carrying out Adviser's proxy policy:

      1. All proxy materials received will be received into a database to maintain tracking and control over such materials. ISS serves as the proxy voting record keeper for the Adviser.

      2. The Proxy Administrator will review and compile information on each proxy upon receipt of any agendas, materials, reports, recommendations from ISS or other information. The Proxy Administrator, or delegate, will then forward this information to the appropriate research analyst and/or legal counsel for review and voting instructions.

      3. In determining how to vote, Adviser's analysts and relevant portfolio manager(s) will consider the general guidelines described in its proxy policy, their in-depth knowledge of the company, any readily available information and research about the company and its agenda items, and the recommendations put forth by ISS or other independent third party providers of proxy services. In cases where the analysts' recommendation differs from our policy guidelines and ISS recommendation, the Gallatin Proxy Committee will review the recommendation and the analysts will attest that no conflict of interest exists.

      4. The Proxy Administrator is responsible for maintaining the documentation that supports Adviser's voting position. Such documentation will include, but is not limited to, any information provided by ISS or other proxy service providers, and, especially as to non-routine, materially significant or controversial matters, memoranda describing the position it has taken, why that position is in the best interest of its Advisory Clients, an indication of whether it supported or did not support management and any other relevant information. Additionally, the Proxy Administrator may include documentation obtained from the research analyst, portfolio manager and/or legal counsel.

      5. After the proxy is completed but before it is returned to the issuer and/or its agent, the Gallatin Proxy Committee may review those situations including special or unique documentation to determine that the appropriate documentation has been created, including conflict of interest screening.

      6. The Proxy Administrator will attempt to submit Adviser's vote on all proxies to ISS for processing at least three days prior to the meeting for U.S. securities and 10 days prior to the meeting for foreign securities. However, in certain foreign jurisdictions it may be impossible to return the proxy 10 days in advance of the meeting. In these situations, the Proxy Administrator will use its best efforts to send the proxy vote to ISS in sufficient time for the vote to be lodged.

      7. The Proxy Administrator is responsible for sending a copy of the third party vendor's proxy voting ballot report for each client that has requested a record of votes cast. Written client requests for information will be documented in the Adviser's database. The report specifies the proxy issues that have been voted for the client during the requested period and the position taken with respect to each issue. The Proxy Administrator sends one copy to the client, retains a copy of the request in the client's file.

      8. The Gallatin Proxy Committee is responsible for maintaining appropriate proxy voting records. Such records will include, but are not limited to, a copy of all materials returned to the issuer and/or its agent, the documentation described above, listings of proxies voted by issuer and by client, and any other relevant information. The Gallatin Proxy Committee may use an outside service such as ISS to support this function. All records will be retained for at least five years, the first two of which will be on-site. Advisory Clients may request copies of their proxy voting records by sending a written request to: Business Manager, Gallatin Asset Management, A.G. Edwards & Sons, Inc., One North Jefferson, St, Louis, MO 63103. Advisory Clients may review Adviser's proxy voting policies and procedures on-line at www.agedwards.com and may request additional copies by writing to the address above. In addition, the Gallatin Proxy Committee is responsible for ensuring that the proxy voting policies, procedures and records of the Adviser are available as required by law and is responsible for overseeing the filing of such policies, procedures and mutual fund voting records with the SEC.

                      STATEMENT OF ADDITIONAL INFORMATION

                          MET INVESTORS SERIES TRUST

                                  PORTFOLIOS

                         American Funds Bond Portfolio
                        American Funds Growth Portfolio
                    American Funds International Portfolio

   This Statement of Additional Information provides supplementary information pertaining to shares of five investment portfolios ("Portfolios") of Met Investors Series Trust (the "Trust"), an open-end, management investment company. This Statement of Additional Information is not a prospectus and should be read in conjunction with the Prospectus dated April 28, 2008 (the "Prospectus") for the Class C shares of the American Funds Bond Portfolio, American Funds Growth Portfolio and American Funds International Portfolio which may be obtained by writing the Trust at 5 Park Plaza, Suite 1900, Irvine, California 92614 or by calling (800) 848-3854. Unless otherwise defined herein, capitalized terms have the meanings given to them in the Prospectus.

   No person has been authorized to give any information or to make any representation not contained in this Statement of Additional Information or in the Prospectus and, if given or made, such information or representation must not be relied upon as having been authorized. This Statement of Additional Information does not constitute an offering of any securities other than the registered securities to which it relates or an offer to any person in any state or other jurisdiction of the United States or any country where such offer would be unlawful.

   The date of this Statement of Additional Information is April 28, 2008.

                               TABLE OF CONTENTS

                                                               PAGE
                                                               ----
             MASTER FEEDER STRUCTURE..........................   3

             INVESTMENT OBJECTIVES AND POLICIES...............   4
                Portfolio Turnover............................   4
                Repurchase Agreements.........................   4

             INVESTMENT RESTRICTIONS..........................   5
                Fundamental Policies..........................   5
                Non-Fundamental Policies......................   5

             PERFORMANCE INFORMATION..........................   7
                Total Return..................................   7
                Yield.........................................   7
                Non-Standardized Performance..................   8

             PORTFOLIO TRANSACTIONS...........................   8

             MANAGEMENT OF THE TRUST..........................   9
                Trustees and Officers.........................   9
                Committees of the Board.......................  12
                Compensation of the Trustees..................  12
                Indemnification of Trustees and Officers......  13
                Trustees' and Officers' Share Ownership.......  13
                Proxy Voting Policies and Procedures..........  13
                Proxy Voting Records..........................  13
                Portfolio Holdings Disclosure Policy..........  13

             INVESTMENT ADVISORY AND OTHER SERVICES...........  15
                The Manager...................................  15
                Master Funds..................................  16
                The Administrator.............................  16
                The Distributor...............................  17
                Rule 12b-1 Plan of the Master Funds...........  18
                Code of Ethics................................  18
                Custodian.....................................  18
                Transfer Agent................................  18
                Legal Matters.................................  19
                Independent Auditors..........................  19

             REDEMPTION OF SHARES.............................  19

             NET ASSET VALUE..................................  19

             FEDERAL INCOME TAXES.............................  20

             ORGANIZATION AND CAPITALIZATION OF THE TRUST.....  22

             APPENDIX A (Securities Ratings)..................  24

             APPENDIX B (Proxy Voting Policies and Procedures)  26

                            MASTER FEEDER STRUCTURE

   Each Portfolio described in this Statement of Additional Information operates as a "feeder fund" which means that the Portfolio does not buy investment securities directly. Instead, it invests in a "Master Fund" which in turn purchases investment securities. Each Portfolio has essentially the same investment objective and limitations as its Master Fund. Each Master Fund is a series of American Funds Insurance Series ("American Funds"). Each Portfolio will purchase Class 1 shares of the corresponding Master Fund as set forth below:

 TRUST PORTFOLIO                             AMERICAN FUNDS MASTER FUND
 ---------------                        -------------------------------------
 American Funds Bond Portfolio......... Bond Fund

 American Funds Growth Portfolio....... Growth Fund

 American Funds International Portfolio International Fund

   As a shareholder in a Master Fund, a Portfolio bears its ratable share of the Master Fund's expenses including advisory and administration fees. A Portfolio may withdraw its entire investment from a Master Fund at any time the Trust's Manager, subject to approval of the Board of Trustees, decides it is in the best interest of the shareholders of the Portfolio to do so.

   The Board of Trustees of the Master Fund formulates the general policies of each Master Fund and meets periodically to review each Master Fund's performance, monitor investment activities and practices and discuss other matters affecting each Master Fund.

   THE STATEMENT OF ADDITIONAL INFORMATION FOR THE MASTER FUNDS IS DELIVERED TOGETHER WITH THIS STATEMENT OF ADDITIONAL INFORMATION.

                      INVESTMENT OBJECTIVES AND POLICIES

   The investment policies and restrictions of each Master Fund are described in the statement of additional information for the Master Funds which is delivered together with this Statement of Additional Information.

   The following information supplements the discussion of the investment objectives and policies of the Portfolios in the Prospectus.

PORTFOLIO TURNOVER

   The portfolio turnover for the Master Funds is described in the prospectus for the Master Funds which is delivered together with the Prospectus for the Portfolios. Higher portfolio rates usually generate additional brokerage commissions and expenses.

REPURCHASE AGREEMENTS

   Each of the Portfolios may enter into repurchase agreements with a bank, broker-dealer, or other financial institution but no Portfolio may invest more than 15% of its net assets in repurchase agreements having maturities of greater than seven days.

   Repurchase agreements involve the purchase of a security by a Portfolio and a simultaneous agreement by the seller (generally a bank or dealer) to repurchase the security from the Portfolio at a specified date or upon demand. This technique offers the Portfolio a method of earning income on idle cash that is only temporarily available. A Portfolio may enter into repurchase agreements, provided the Trust's custodian always has possession of securities serving as collateral whose market value at least equals the amount of the repurchase obligation. To minimize the risk of loss a Portfolio will enter into repurchase agreements only with financial institutions which are considered by the Manager to be creditworthy. If an institution enters an insolvency proceeding, the resulting delay in liquidation of the securities serving as collateral could cause a Portfolio some loss, as well as legal expense, if the value of the securities declines prior to liquidation.

                            INVESTMENT RESTRICTIONS

   Each Portfolio has adopted substantially the same investment restrictions as the Master Fund in which it invests. Restriction numbers 1, 2, 3 and 4, listed in non-fundamental policies below are, with respect to each Master Fund, fundamental restrictions.

FUNDAMENTAL POLICIES

   The following investment restrictions are fundamental policies, which may not be changed without the approval of a majority of the outstanding shares of the Portfolio. As provided in the 1940 Act, a vote of a majority of the outstanding shares necessary to amend a fundamental policy means the affirmative vote of the lesser of (1) 67% or more of the shares present at a meeting, if the holders of more than 50% of the outstanding shares of the Portfolio are present or represented by proxy, or (2) more than 50% of the outstanding shares of the Portfolio.

   Each Portfolio may not:

      (1) Invest more than 5% of the value of its total assets in the securities of any one issuer provided that this limitation shall apply only to 75% of the value of its total assets and, provided further, that the limitation shall not apply to securities issued or guaranteed by the U.S. government, its agencies and instrumentalities or securities of other investment companies. The short-term obligations of commercial banks are excluded from this 5% limitation with respect to 25% of the Portfolio's total assets.

      (2) As to 75% of its total assets, purchase more than 10% of the outstanding voting securities of an issuer.

      (3) Invest more than 25% of its total assets in the securities of issuers in the same industry. Obligations of the U.S. government, its agencies and instrumentalities, are not subject to this 25% limitation on industry concentration. In addition, the Portfolio may, if deemed advisable, invest more than 25% of its assets in the obligations of domestic commercial banks.

      (4) Invest in real estate (including limited partnership interests, but excluding securities of companies, such as real estate investment trusts, which deal in real estate or interests therein).

      (5) Purchase commodities or commodity contracts; except that American Funds Global Small Capitalization, American Funds International and American Funds Bond Portfolios may engage in transactions involving currencies (including forward or futures contracts and put and call options).

      (6) Make loans to others except for (a) the purchase of debt securities;
   (b) entering into repurchase agreements; (c) the loaning of its portfolio securities; and (d) entering into loan participations.

      (7) Borrow money, except from banks for temporary purposes, and then in an amount not in excess of 5% of the value of the Portfolio's total assets. Moreover, in the event that the asset coverage for such borrowings falls below 300%, the Portfolio will reduce, within three days, in the amount of its borrowings in order to provide for 300% asset coverage.

      (8) Engage in underwriting of securities issued by others, except to the extent it may be deemed to be acting as an underwriter in the purchase or resale of portfolio securities.

      (9) Invest in securities of other investment companies, except as permitted by the 1940 Act. Notwithstanding any other investment policy of the Portfolio, the Portfolio may invest all of its net assets in an open-end investment company having substantially the same investment objective and limitations as the Portfolio.

NON-FUNDAMENTAL POLICIES

   The following investment restrictions apply to each Portfolio, except as noted. These restrictions may be changed for any Portfolio by the Trust's Board of Trustees without a vote of that Portfolio's shareholders.

   Each Portfolio may not:

      (1) Invest in companies for the purpose of exercising control or management;

      (2) Purchase securities on margin;

      (3) Sell securities short, except to the extent that the Portfolio contemporaneously owns or has the right to acquire at no additional cost, securities identical to those sold short;

      (4) Invest in puts, calls, straddles, spreads or any combination thereof; except as described in Fundamental Policy No. 5;

      (5) With respect to American Funds Bond Portfolio only, invest, directly or indirectly, less than 80% of its assets in debt securities. Shareholders will be provided with at least 60-days' prior written notice of any changes in the 80% investment policy. Such notice will comply with the conditions set forth in any applicable SEC rule then in effect.

                            PERFORMANCE INFORMATION

   Total return and yield will be computed as described below.

TOTAL RETURN

   Each Portfolio's "average annual total return" figures described and shown in the Prospectus are computed according to a formula prescribed by the Securities and Exchange Commission. The formula can be expressed as follows:

                                 P(1+T)n = ERV

Where:

  P =   a hypothetical initial payment of $1000
  T =   average annual total return
  n =   number of years
ERV =   Ending Redeemable Value of a hypothetical $1000 payment made at the beginning of the
        1, 5, or 10 years (or other) periods at the end of the 1, 5, or 10 years (or other) periods (or fractional portion thereof).

   The calculations of total return assume the reinvestment of all dividends and capital gain distributions on the reinvestment dates during the period and the deduction of all recurring expenses that were charged to shareholders' accounts. The total return figures do not reflect charges and deductions which are, or may be, imposed under the Contracts.

   The performance of each Portfolio will vary from time to time in response to fluctuations in market conditions, interest rates, the composition of the Portfolio's investments and expenses. Consequently, a Portfolio's performance figures are historical and should not be considered representative of the performance of the Portfolio for any future period.

YIELD

   From time to time, the Trust may quote the American Funds Bond Portfolio's yield and effective yield in advertisements or in reports or other communications to shareholders. Yield quotations are expressed in annualized terms and may be quoted on a compounded basis.

   The 30-day yield for the American Funds Bond Portfolio will be calculated according to a formula prescribed by the Securities and Exchange Commission. The formula can be expressed as follows:

                            YIELD = 2[(a-b+1)(6)-1]
                                      cd

Where:

a   =   dividends and interest earned during the period
b   =   expenses accrued for the period (net of reimbursement)
c   =   the average daily number of shares outstanding during the period that were entitled to receive dividends
d   =   the net asset value per share on the last day of the period

   For the purpose of determining the interest earned (variable "a" in the formula) on debt obligations that were purchased by the Portfolio at a discount or premium, the formula generally calls for amortization of the discount or premium; the amortization schedule will be adjusted monthly to reflect changes in the market values of the debt obligations.

   Yield information is useful in reviewing the Portfolio's performance, but because yields fluctuate, such information cannot necessarily be used to compare an investment in the Portfolio's shares with bank deposits, savings accounts and similar investment alternatives which often provide an agreed or guaranteed fixed yield for a stated period of time. Shareholders should remember that yield is a function of the kind and quality of the instruments in the investment portfolio of the corresponding Master Fund, portfolio maturity, operating expenses and market conditions.

   It should be recognized that in periods of declining interest rates the yields will tend to be somewhat higher than prevailing market rates, and in periods of rising interest rates the yields will tend to be somewhat lower. Also, when interest rates are falling, the inflow of net new money to the Portfolio from the continuous sale of its shares will likely be invested by the Master Fund in instruments producing lower yields than the balance of the Master Fund's investments, thereby reducing the current yield of the Portfolio. In periods of rising interest rates, the opposite can be expected to occur.

NON-STANDARDIZED PERFORMANCE

   In addition to the performance information described above, the Trust may provide total return information with respect to the Portfolios for designated periods, such as for the most recent six months or most recent twelve months. This total return information is computed as described under "Total Return" above except that no annualization is made.

                            PORTFOLIO TRANSACTIONS

   For information regarding portfolio transactions for each Master Fund, see the Master Fund's statement of additional information which is delivered together with this Statement of Additional Information.

                            MANAGEMENT OF THE TRUST

   The Trust is supervised by a Board of Trustees that is responsible for representing the interests of shareholders. The Trustees meet periodically throughout the year to oversee the Portfolios' activities, reviewing, among other things, each Portfolio's performance and its contractual arrangements with various service providers. The Trustees elect the officers of the Trust who are responsible for administering the Trust's day-to-day operations.

TRUSTEES AND OFFICERS

   The Trustees and executive officers of the Trust, their ages and their principal occupations during the past five years are set forth below. Unless otherwise indicated, the business address of each is 5 Park Plaza, Suite 1900, Irvine, California 92614. Each Trustee who is deemed an "interested person," as such term is defined in the 1940 Act, is indicated by an asterisk. Those Trustees who are not "interested persons" as defined in the 1940 Act are referred to as "Disinterested Trustees."

THE TRUSTEES

                                                                            NUMBER OF
                                                                           PORTFOLIOS
                                   TERM OF                                   IN FUND
                     POSITION(S) OFFICE AND                                 COMPLEX+
                      HELD WITH   LENGTH OF     PRINCIPAL OCCUPATION(S)    OVERSEEN BY OTHER DIRECTORSHIPS
NAME AND AGE         REGISTRANT  TIME SERVED      DURING PAST 5 YEARS        TRUSTEE     HELD BY TRUSTEE
------------         ----------- ----------- ----------------------------- ----------- --------------------
INTERESTED TRUSTEES
Elizabeth M. Forget*  President  Indefinite; Since May 2007, Senior Vice       89      Director,
(41)                  and        From        President, MetLife, Inc.;                 Metropolitan Series
                      Trustee    December    since December 2000,                      Fund, Inc. and
                                 2000 to     President of Met Investors                MetLife Series Fund
                                 Present     Advisory LLC; since May                   II since August,
                                             2006, President of MetLife                2006
                                             Advisers LLC; from
                                             December 2003 to April
                                             2007, Vice President,
                                             MetLife, Inc.

Robert Boulware**     Trustee    Indefinite; Since 2004, Director of           52      Director of Gainsco,
(51)                             From        Norwood Promotional                       Inc., Norwood
                                 March       Products, Inc.; since 2005,               Promotional
                                 2008 to     Director of Gainsco, Inc.                 Products, Inc.,
                                 present     (auto insurance); since 2007,             Wealthpoint
                                             Director of Wealthpoint                   Advisors and
                                             Advisors (a business                      Holladay Bank.
                                             development company) and
                                             Holladay Bank; from
                                             1992-2006, President and
                                             Chief Executive Officer of
                                             ING Fund Distributor, LLC.

                                                                              NUMBER OF
                                                                             PORTFOLIOS
                                     TERM OF                                   IN FUND
                       POSITION(S) OFFICE AND                                 COMPLEX+
                        HELD WITH   LENGTH OF     PRINCIPAL OCCUPATION(S)    OVERSEEN BY OTHER DIRECTORSHIPS
NAME AND AGE           REGISTRANT  TIME SERVED      DURING PAST 5 YEARS        TRUSTEE     HELD BY TRUSTEE
------------           ----------- ----------- ----------------------------- ----------- --------------------
DISINTERESTED TRUSTEES
Dawn M. Vroegop          Trustee   Indefinite; From September 1999 to            52      None
(41)                               From        September 2003, Managing
                                   December    Director, Dresdner RCM
                                   2000 to     Global Investors.
                                   present

Stephen M. Alderman      Trustee   Indefinite; Since November 1991,              52      None
(48)                               From        Shareholder in the law firm
                                   December    of Garfield and Merel, Ltd.
                                   2000 to
                                   present

Jack R. Borsting         Trustee   Indefinite; Since 2006, Professor of          52      Lead Governor,
(79)                               From        Business Administration                   American Stock
                                   December    and Dean Emeritus, Marshall               Exchange, Director,
                                   2000 to     School of Business,                       Los Angeles
                                   present     University of Southern                    Orthopedic Hospital,
                                               California (USC); from 2001               Trustee, The Rose
                                               to 2005, Professor of                     Hills Foundation.
                                               Business Administration and               Member, Army
                                               Dean Emeritus; from                       Science Board.
                                               1995-2001 Executive
                                               Director, Center for
                                               Telecommunications
                                               Management.

Daniel A. Doyle          Trustee   Indefinite; Since October 2000, Vice          52      None
(49)                               From        President and Chief Financial
                                   February    Officer of ATC Management,
                                   2007 to     Inc. (public utility).
                                   Present

Susan C. Gause           Trustee   Indefinite; From 2000 to December             52      None
(55)                               From        2002, Chief Executive
                                   March       Officer of Dresdner RCM
                                   2008 to     Global Investors (purchased
                                   present     by Allianz Asset
                                               Management in 2001).

THE EXECUTIVE OFFICERS

                                    TERM OF
                      POSITION(S) OFFICE AND
                       HELD WITH   LENGTH OF                   PRINCIPAL OCCUPATION(S)
NAME AND AGE          REGISTRANT  TIME SERVED                    DURING PAST 5 YEARS
------------          ----------- ----------- ---------------------------------------------------------
Jeffrey A. Tupper     Chief        From       Since October 2006, Assistant Vice President, MetLife
(37)                  Financial    August     Group, Inc. Since February 2001, Assistant Vice
                      Officer,     2002 to    President of MetLife Investors Insurance Company.
                      Treasurer    present

Michael K. Farrell    Executive    From       Since December 2005, Executive Vice President, MetLife,
(54)                  Vice         August     Inc.; since July 2002, Chief Executive Officer of MetLife
                      President    2002 to    Investors Group, Inc. and Met Investors Advisory LLC;
                                   present    since April 2001, Chief Executive Officer of MetLife
                                              Resources.

Richard C. Pearson    Vice         From       Since June 2001, President or Executive Vice President
(65)                  President    December   of MetLife Investors Distribution Company; since
                      and          2000 to    January 2001, Executive Vice President, General Counsel
                      Secretary    Present    and Secretary of MetLife Investors Group, Inc. and Vice
                                              President, Secretary and Associate General Counsel of its
                                              affiliate life insurance companies; from November 2000
                                              to January 2002, Senior Vice President and General
                                              Counsel of Met Investors Advisory Corp.; since January
                                              2002, Senior Vice President, General Counsel and
                                              Secretary of Met Investors Advisory, LLC.

Jeffrey P. Halperin   Chief        From       Since March 2006, Vice President, Corporate Ethics and
(40)                  Compliance   November   Compliance Department, MetLife, Inc.; from October
                      Officer      2006 to    2002 to March 2006, Assistant Vice President; from
                                   Present    November 2005 to August 2006, Interim Chief
                                              Compliance Officer, Met Investors Series Trust; since
                                              April 2007, Chief Compliance Officer, Metropolitan
                                              Series Funds; from August 2006 to April 2007, Interim
                                              Chief Compliance Officer, Metropolitan Series Funds;
                                              since August 2006, Chief Compliance Officer, Met
                                              Investors Advisory, LLC and MetLife Advisers, LLC;
                                              since November 2006, Chief Compliance Officer,
                                              MetLife Investment Advisors Company, LLC.

Mary Moran Zeven      Assistant    From       Since 2002, Senior Vice President and Senior Managing
2 Avenue de Lafayette Secretary    October    Counsel, State Street Bank and Trust Company.
Boston,                            2001 to
Massachusetts 02111                present
(47)

William C. Cox        Assistant    From       Since 1997, Vice President and Senior Director, Fund
2 Avenue de Lafayette Treasurer    November   Administration Division, State Street Bank and Trust
Boston,                            2004 to    Company.
Massachusetts 02111                present
(41)

--------
+ The Fund Complex includes the Trust (52 portfolios), Metropolitan Series Fund, Inc. (36 portfolios) and Metropolitan Series Fund II (1 portfolio).
* Ms. Forget is an "interested person" of the Trust as a result of her affiliation with the Manager and the Distributor.
** Mr. Boulware is an "interested person" of the Trust as a result of his prior affiliation with an affiliate of the Adviser to one of the Trust's Portfolios.

COMMITTEES OF THE BOARD

   The Trust has a standing Audit Committee consisting of all of the Disinterested Trustees. The Audit Committee's function is to recommend to the Board independent accountants to conduct the annual audit of the Trust's financial statements; review with the independent accountants the outline, scope and results of the annual audit; and review the performance and fees charged by the independent accountants for professional services. In addition, the Audit Committee meets with the independent accountants and representatives of management to review accounting activities and areas of financial reporting and control. The Audit Committee held four meetings during the fiscal year ended December 31, 2007.

   The Trust has a Nominating, Governance and Compensation Committee consisting of all the Disinterested Trustees. The Nominating, Governance and Compensation Committee's function is to nominate and evaluate Disinterested Trustee candidates and review the compensation arrangement for each of the Trustees. Given the nature of the Trust, in that its assets are used to fund the benefits under variable annuity and life insurance plans, the Nominating, Governance and Compensation Committee will not consider nominees recommended by contract holders. The Nominating, Governance and Compensation Committee held six meetings during the fiscal year ended December 31, 2007.

   The Trust has a Valuation Committee currently consisting of Elizabeth M. Forget, Richard C. Pearson, Jeffrey Tupper, Thomas McDevitt, Bryan Andersen, Jeffrey Bernier and such other officers of the Trust and the Manager, as well as such officers of any Adviser to any Portfolio as are deemed necessary by Ms. Forget, Mr. Pearson, Mr. Tupper, Mr. McDevitt, Mr. Andersen or Mr. Bernier from time to time, each of whom shall serve at the pleasure of the Board of Trustees as members of the Valuation Committee. The Valuation Committee determines the value of any of the Trust's securities and assets for which market quotations are not readily available or for which valuations cannot otherwise be provided. The Valuation Committee held 22 meetings during the fiscal year ended December 31, 2007.

COMPENSATION OF THE TRUSTEES

   Each Trustee, who is not an employee of the Manager or any of its affiliates, currently receives from the Trust an annual retainer of $80,000 ($20,000 per quarter) plus (i) an additional fee of $8,000 for each regularly scheduled Board meeting attended, Committee meetings and private Disinterested Trustee meetings attended, (ii) $5,000 for each special meeting attended in person, (iii) for each telephonic/internet interactive Board and Committee meeting attended, $3,000 and $2,500, respectively, and (iv) reimbursement for expenses in attending in-person meetings. In addition, the lead Disinterested Trustee, the Chair of the Audit Committee and the Chair of the Nominating and Compensation Committee each receive a supplemental annual retainer of $20,000, $10,000 and $10,000, respectively.

   The table below sets forth the compensation paid to each of the Trustees affiliated with the Manager and all other Trustees during the fiscal year ended December 31, 2007.

                                     AGGREGATE   TOTAL COMPENSATION
                                    COMPENSATION FROM FUND COMPLEX+
            TRUSTEE                  FROM TRUST   PAID TO TRUSTEE
            -------                 ------------ ------------------
            Interested Trustee
               Elizabeth M. Forget.     None            None

            Disinterested Trustees
               Stephen M. Alderman.   $155,500        $155,500
               Jack R. Borsting....   $125,500        $125,500
               Daniel A. Doyle.....   $107,722        $107,722
               Theodore A. Myers*..   $125,500        $125,500
               Dawn M. Vroegop.....   $135,500        $135,500

--------
+ The Fund Complex includes the Trust (52 portfolios), Metropolitan Series Fund, Inc. (36 portfolios) and Metropolitan Series Fund II (1 portfolio).
*  Mr. Myers resigned from the Board in February, 2008.

INDEMNIFICATION OF TRUSTEES AND OFFICERS

   The Trust's Agreement and Declaration of Trust provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Trust, except if it is determined in the manner specified in the Agreement and Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Trust or that such indemnification would relieve any officer or Trustee of any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his duties. The Trust, at its expense, provides liability insurance for the benefit of its Trustees and officers.

TRUSTEES' AND OFFICERS' SHARE OWNERSHIP

   As of December 31, 2007, the officers and Trustees of the Trust as a group did not own any outstanding shares of the Trust.

PROXY VOTING POLICIES AND PROCEDURES

   Pursuant to the Trust's Proxy Voting Policies and Procedures, the Trust has delegated the proxy voting responsibilities with respect to each Portfolio to the Manager. views proxy voting as a function that is incidental and integral to portfolio management, it has in turn delegated the proxy voting The Manager votes proxies relating to shares of a Master Fund held by a Portfolio in the same proportion as the vote of the other shareholders of the Master Fund with respect to a particular proposal. Appendix B to this Statement of Additional Information contains the proxy voting policies and procedures of the Manager. With respect to the Master Funds, see the statement of additional information for the Master Funds for information on the proxy voting procedures for the Funds' investment adviser.

PROXY VOTING RECORDS

   The Manager and each of the Advisers, as applicable, will maintain records of voting decisions for each vote cast on behalf of the Portfolios. Information regarding how each Portfolio voted proxies relating to portfolio securities during the 12-month period ended June 30, 2007 has been filed with the Securities and Exchange Commission on Form N-PX and is available (1) without charge, upon request, by calling the Trust, toll-free at 1-800-343-8496 and
(2) on the SEC's website at http://www.sec.gov.

PORTFOLIO HOLDINGS DISCLOSURE POLICY

   The Board of Trustees has adopted and approved policies and procedures reasonably designed to protect the confidentiality of the Trust's portfolio holdings information and to seek to prevent the selective disclosure of such information. The Trust reserves the right to modify these policies and procedures at any time without notice.

   Only the Manager's or, as applicable, the Adviser's Chief Compliance Officer, or persons designated by the Trust's Chief Compliance Officer (each, an "Authorized Person") are authorized to disseminate nonpublic portfolio information, and only in accordance with the procedures described below. Pursuant to these polices and procedures, the Manager or the Adviser may disclose a Portfolio's portfolio holdings to unaffiliated parties prior to the time such information has been disclosed to the public through a filing with the SEC or a posting on an insurance company website only if an Authorized Person determines that (i) there is a legitimate business purpose for the disclosure; and (ii) if practicable, the recipient is subject to a confidentiality agreement, including a duty not to trade on the nonpublic information. Under the Trust's policies and procedures, a legitimate business purpose includes disseminating or providing access to portfolio information to
(i) the Trust's service providers (e.g., custodian, independent auditors) in order for the service providers to fulfill their contractual duties to the Trust; (ii) rating and ranking organizations and mutual fund analysts; (iii) a newly hired Adviser prior to the Adviser commencing its duties; (iv) the Adviser of a Portfolio or other affiliated investment company portfolio that will be the surviving portfolio in a merger; (v) consultants that provide research and consulting services to the Manager or its affiliates with respect to asset allocation targets and investments for asset allocation funds of funds in the MetLife enterprise; and (vi) firms that provide pricing services, proxy voting services and research and trading services.

   In accordance with the aforementioned procedures, the Manager, the Advisers and/or their affiliates periodically disclose the Trust's portfolio holdings information on a confidential basis to various service providers. Among the service providers to which the Manager, the Advisers and/or their affiliates may periodically disclose the Trust's portfolio holdings information on a confidential basis in accordance with the aforementioned procedures are the following:


     .  Barger & Wolen, LP
                                            .  Lipper Inc.

     .  Bear Stearns
                                            .  Loan X

     .  Bloomberg L.P.
                                            .  Morningstar Associates, LLC

     .  CIBC World Markets
                                            .  Morningstar, Inc.

     .  Credit Suisse
                                            .  Plexus Plan Sponsor Group, Inc.

     .  Deloitte & Touche LLP
                                            .  RR Donnelley

     .  Diversified Information
        Technologies, Inc.
                                            .  Reuters

     .  FRI Corporation
                                            .  State Street Bank and Trust
                                               Company

     .  Ibbotson Associates, Inc.
                                            .  State Street Global Markets

     .  Institutional Shareholder
        Services Inc.
                                            .  Street Software Technology,
                                               Inc.

     .  Interactive Data Corporation
                                            .  Sullivan & Worcester LLP

     .  ITG, Inc.
                                            .  Thompson Financial

   The Trust's policies and procedures prohibit the dissemination of non-public portfolio information for compensation or other consideration. Any exceptions to these policies and procedures may be made only if approved by the Trust's Chief Compliance Officer as in the best interests of the Trust, and only if such exceptions are reported to the Trust's Board of Trustees at its next regularly scheduled meeting.

   Dissemination of the Trust's portfolio holdings information to MetLife enterprise employees is limited to persons who are subject to a duty to keep such information confidential and who need to receive the information as part of their duties. As a general matter, the Trust disseminates portfolio holdings to contract owners only in the Annual or Semiannual Reports or in other formats that are generally available on a contemporaneous basis to all such contract owners or the general public. The Prospectus describes certain types of information that are disclosed on insurance company websites (including www.metlifeinvestors.com), as well as the frequency with which such information is disclosed and the lag between the date of the information and the date of its disclosure.

                    INVESTMENT ADVISORY AND OTHER SERVICES

THE MANAGER

   The Trust is managed by Met Investors Advisory, LLC (the "Manager") which, subject to the supervision and direction of the Trustees of the Trust, has overall responsibility for the general management and administration of the Trust. MetLife Investors Group, Inc., an affiliate of Metropolitan Life Insurance Company, owns all of the outstanding common shares of the Manager and MetLife Investors Distribution Company.

   The Trust and Manager have entered into a Management Agreement dated December 8, 2000, as amended ("Management Agreement"), which was initially approved by the Board of Trustees on December 7, 2000 and by Security First Life Insurance Company (currently known as MetLife Investors USA Insurance Company), as initial shareholder of the Trust, on December 8, 2000. Subject always to the supervision and direction of the Trustees of the Trust, under the Management Agreement the Manager will have (i) overall supervisory responsibility for the general management and investment of each Portfolio's assets; (ii) full discretion to select new or additional sub-advisers for each Portfolio; (iii) full discretion to enter into and materially modify investment advisory agreements with sub-advisers; (iv) full discretion to terminate and replace any sub-adviser; and (v) full investment discretion to make all determinations with respect to the investment of a Portfolio's assets not then managed by a sub-adviser. In addition, the Manager will monitor compliance of the Portfolios with their investment objectives, policies and restrictions and review and report to the Trustees of the Portfolio. The Manager will furnish to the Trust such statistical information, with respect to the investments that a Portfolio may hold or contemplate purchasing, as the Trust may reasonably request. On the Manager's own initiative, the Manager will apprise the Trust of important developments materially affecting each Portfolio and will furnish the Trust, from time to time, with such information as may be appropriate for this purpose. Further, the Manager agrees to furnish to the Trustees of the Trust such periodic and special reports as the Trustees of the Trust may reasonably request.

   Under the Management Agreement, the Manager also is required to furnish to the Trust, at its own expense and without remuneration from or other cost to the Trust, the following:

    .  Office space, all necessary office facilities and equipment;

    . Necessary executive and other personnel, including personnel for the performance of clerical and other office functions, other than those functions related to and to be performed under the Trust's contract or contracts for administration, custodial, accounting, bookkeeping, transfer and dividend disbursing agency or similar services by the entity selected to perform such services; or

    . Information and services, other than services of outside counsel or independent accountants or investment advisory services to be provided by any sub-adviser under an advisory agreement with the Manager or the investment adviser to any Master Fund in which a Portfolio invests, required in connection with the preparation of all registration statements, prospectuses and statements of additional information, any supplements thereto, annual, semi-annual, and periodic reports to Trust shareholders, regulatory authorities, or others, and all notices and proxy solicitation materials, furnished to shareholders or regulatory authorities, and all tax returns.

   The Manager receives no compensation for its services to the Portfolios. In the event that a Portfolio were to withdraw from a Master Fund and invest its assets directly in investment securities, the Manager would retain the services of an investment adviser and would receive a management fee at an annual rate of percentage of the assets of each Portfolio as follows:

 PORTFOLIO                                               FEE
 ---------                              -------------------------------------

 American Funds Bond Portfolio......... 0.55%

 American Funds Growth Portfolio....... 0.75%

 American Funds International Portfolio 0.90%

   In addition to the management fees, if any, the Trust pays all expenses not assumed by the Manager, including, without limitation, charges for the services and expenses of the independent accountants and legal counsel retained by the Trust, for itself and its Disinterested Trustees, accounting and auditing services, interest, taxes, costs of printing and distributing reports to shareholders, proxy materials and prospectuses, charges of its administrator, custodian, transfer agent and dividend disbursing agent, registration fees, fees and expenses of the Trustees who are not affiliated persons of the Manager, insurance, brokerage costs, litigation, and other extraordinary or nonrecurring expenses. All general Trust expenses are allocated among and charged to the assets of the Portfolios of the Trust on a basis that the Trustees deem fair and equitable, which may be on the basis of relative net assets of each Portfolio or the nature of the services performed and relative applicability to each Portfolio. In addition, as discussed below under "Distribution of the Trust's Shares," the Class C shares of each Portfolio may pay for certain distribution--related expenses in connection with activities primarily intended to result in the sale of its shares.

   The Management Agreement continues in force for two years from its commencement date, with respect to each Portfolio, and from year to year thereafter, but only so long as its continuation as to each Portfolio is specifically approved at least annually (i) by the Trustees or by the vote of a majority of the outstanding voting securities of the Portfolio, and (ii) by the vote of a majority of the Disinterested Trustees, by votes cast in person at a meeting called for the purpose of voting on such approval. As of the date of this Statement of Additional Information, the Portfolios had not commenced operations. The Management Agreement provides that it shall terminate automatically if assigned, and that it may be terminated as to any Portfolio without penalty by the Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Portfolio upon 60 days' prior written notice to the Manager, or by the Manager upon 90 days' prior written notice to the Trust, or upon such shorter notice as may be mutually agreed upon.

   The Trust and the Manager have received an exemptive order from the Securities and Exchange Commission ("Multi-Manager Order"). The Multi-Manager Order permits the Manager, subject to approval of the Board of Trustees, to:
(i) select new or additional sub-advisers for the Trust's Portfolios;
(ii) enter into new investment advisory agreements and materially modify existing investment advisory agreements; and (iii) terminate and replace the sub-advisers without obtaining approval of the relevant Portfolio's shareholders. In such circumstances, shareholders would receive notice of such action, including the information concerning the Adviser that normally is provided in a proxy statement. However, the Manager may not enter into an investment advisory agreement with an "affiliated person" of the Manager (as that term is defined in Section 2(a)(3) of the 1940 Act) ("Affiliated Adviser") unless the investment advisory agreement with the Affiliated Adviser, including compensation hereunder, is approved by the affected Portfolio's shareholders, including, in instances in which the investment advisory agreement pertains to a newly formed Portfolio, the Portfolio's initial shareholder. Although shareholder approval is not required for the termination of advisory agreements, shareholders of a Portfolio continue to have the right to terminate such agreements for the Portfolio at any time by a vote of a majority of outstanding voting securities of the Portfolio. So long as the assets of a Portfolio are invested solely in the shares of a registered investment company, the Portfolio will not have a sub-adviser.

MASTER FUNDS

   For information regarding the investment adviser to the Master Funds, including information regarding the portfolio counselors' compensation other accounts managed and ownership of shares of the Master Funds to the extent applicable, see the Master Funds' statement of additional information which is delivered together with this Statement of Additional Information.

THE ADMINISTRATOR

   Pursuant to an administration agreement ("Administration Agreement"), State Street Bank and Trust Company ("Administrator") assists the Manager in the performance of its administrative services to the Trust and provides the Trust with other necessary administrative services. In addition, the Administrator makes available the office space, equipment, personnel and facilities required to provide such administrative services to the Trust.

   The Administrator was organized as a Massachusetts trust company. Its principal place of business is at 2 Avenue de Lafayette, Boston, Massachusetts 02111. Under the Administration Agreement, the Administrator is entitled to a fee from the Trust, which is calculated daily and paid monthly, at an annual rate of approximately 0.01% of the average daily net assets of each Portfolio of the Trust. The Administration Agreement is in effect until December 31, 2007 and continues in effect for successive periods of one year, unless terminated by any party upon not less than sixty (60) days' prior written notice to the other party. For the years ended December 31, 2007, December 31, 2006 and December 31, 2005, an aggregate of $2,506,645, $3,424,737 and $2,105,465, respectively, was paid to the Administrator.

THE DISTRIBUTOR

   The Trust has a distribution agreement with MetLife Investors Distribution Company ("MID" or the "Distributor") in which MID serves as the Distributor for the Trust's Class C shares. MID is an affiliate of Metropolitan Life Insurance Company. MID's address is 5 Park Plaza, Suite 1900, Irvine, California 92614.

   The Trust's distribution agreement with respect to the Class C shares ("Distribution Agreement") were initially approved by the Board of Trustees at Board meetings held on December 7, 2000. The Distribution Agreement will remain in effect from year to year provided the Distribution Agreement's continuance is approved annually by (i) a majority of the Trustees who are not parties to such agreement or "interested persons" (as defined in the 1940 Act) of the Trust or a Portfolio and, if applicable, who have no direct or indirect financial interest in the operation of the Class C Distribution Plan or any such related agreement and (ii) either by vote of a majority of the Trustees or a majority of the outstanding voting securities (as defined in the 1940 Act) of the Trust.

   Pursuant to the Class C Distribution Plan, the Trust compensates the Distributor from assets attributable to Class C, for services rendered and expenses borne in connection with activities primarily intended to result in the sale of the Trust's Class C shares. It is anticipated that a portion of the amounts received by the Distributor will be used to defray various costs incurred or paid by the Distributor in connection with the printing and mailing of Trust prospectuses, statements of additional information and any supplements thereto and shareholder reports, and holding seminars and sales meetings with wholesale and retail sales personnel designed to promote the distribution of Class C shares. The Distributor may also use a portion of the amounts received to provide compensation to financial intermediaries and third-party broker-dealers for their services in connection with the distribution of the Class C shares.

   The Class C Distribution Plan provides that the Trust, on behalf of each Portfolio, may pay annually up to 1.00% of the average daily net assets of a Portfolio attributable to its Class C shares in respect to activities primarily intended to result in the sale of Class C shares. However, under the Distribution Agreements, payments to the Distributor for activities pursuant to the Class C Distribution Plan are limited to payments at an annual rate equal to 0.55% of average daily net assets of a Portfolio attributable to its Class C shares. Under the terms of the Class C Distribution Plan and the related Distribution Agreements, each Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities (including Metropolitan Life Insurance Company and its affiliates) providing distribution and shareholder servicing with respect to the Class C shares for such entities' fees or expenses incurred or paid in that regard.

   The Class C Distribution Plan is of a type known as a "compensation" plan because payments are made for services rendered to the Trust with respect to Class C shares regardless of the level of expenditures by the Distributor. The Trustees will, however, take into account such expenditures for purposes of reviewing operations under the Class C Distribution Plan and in connection with their annual consideration of the Class C Distribution Plan's renewal. The Distributor has indicated that it expects its expenditures to include, without limitation: (a) the printing and mailing of Trust prospectuses, statements of additional information, any supplements thereto and shareholder reports for prospective Contract owners with respect to the Class C shares of the Trust;
(b) those relating to the development, preparation, printing and mailing of advertisements, sales literature and other promotional materials describing and/or relating to the Class C shares of the Trust; (c) holding seminars and sales meetings designed to promote the distribution of Class C shares of the Trust; (d) obtaining information and providing explanations to wholesale and retail distributors of contracts regarding Trust investment objectives and policies and other information about the Trust and its Portfolios, including the performance of the Portfolios; (e) training sales personnel regarding the Class C shares of the Trust; and (f) financing any other activity that the Distributor determines is primarily intended to result in the sale of Class C shares.

   A description of the Class C Distribution Plan with respect to the Class C shares and related services and fees thereunder is provided in the Prospectus for the Class C shares of the Portfolios.

   The Class C Distribution Plan and any Rule 12b-1 related agreement that is entered into by the Trust or the Distributor of the Class C shares in connection with the Class C Distribution Plan will continue in effect for a period of more than one year only so long as continuance is specifically approved at least annually by vote of a majority of the Trust's Board of Trustees, and of a majority of the Disinterested Trustees, cast in person at a meeting called for the purpose of voting on the Class C Distribution Plan or any Rule 12b-1 related agreement, as applicable. In addition, the Class C Distribution Plan and any Rule 12b-1 related agreement may be terminated as to Class C shares of a Portfolio at any time, without penalty, by vote of a majority of the outstanding Class C shares of the Portfolio, or by vote of a majority of the Disinterested Trustees. The Class C Distribution Plan also provides that it may not be amended to increase materially the amount (up to 1.00% with respect to Class C of average daily net assets annually) that may be spent for distribution of Class C shares of any Portfolio without the approval of Class C shareholders of that Portfolio.

   The Distributor for each class of shares will pay all fees and expenses in connection with its qualification and registration as a broker or dealer under federal and state laws. In the capacity of agent, the Distributor currently offers shares of each Portfolio on a continuous basis to qualified pension and profit sharing plans and to the separate accounts of insurance companies offering the Contracts in all states in which the Portfolio or the Trust may from time to time be registered or where permitted by applicable law. The Distribution Agreement provides that the Distributor shall accept orders for shares at net asset value without a sales commission or sale load being charged. The Distributor has made no firm commitment to acquire shares of any Portfolio.

RULE 12B-1 PLAN OF THE MASTER FUNDS

   The Master Funds have not adopted a Plan of Distribution for their Class shares, pursuant to Rule 12b-1 under the 1940 Act.

CODE OF ETHICS

   The Trust, its Manager, its Distributor, and each of its Advisers, have adopted Codes of Ethics pursuant to Rule 17j-1 under the 1940 Act. Each of these Codes of Ethics permits the personnel of their respective organizations to invest in securities for their own accounts including securities that may be purchased or held by the Portfolios. A copy of each of the Codes of Ethics is on public file with, and is available from the Securities and Exchange Commission.

CUSTODIAN

   State Street Bank and Trust Company ("State Street Bank"), located at 2 Avenue de Lafayette, Boston, Massachusetts 02111, serves as the custodian of the Trust. Under the custody agreement, State Street Bank holds the Portfolios' securities, provides fund accounting and keeps all necessary records and documents.

TRANSFER AGENT

   Metropolitan Life Insurance Company serves as transfer agent for the Trust.

LEGAL MATTERS

   Certain legal matters are passed on for the Trust by Sullivan & Worcester LLP, 1666 K Street, N.W., Washington, D.C. 20006.

INDEPENDENT AUDITORS

   Deloitte & Touche LLP, located at 200 Berkeley Street, Boston, Massachusetts 02116, serves as the Trust's independent auditors.

                             REDEMPTION OF SHARES

   The Trust may suspend redemption privileges or postpone the date of payment on shares of the Portfolios for more than seven days during any period (1) when the New York Stock Exchange is closed or trading on the Exchange is restricted as determined by the Securities and Exchange Commission, (2) when an emergency exists, as defined by the Securities and Exchange Commission, which makes it not reasonably practicable for a Portfolio to dispose of securities owned by it or fairly to determine the value of its assets, or (3) as the Securities and Exchange Commission may otherwise permit.

   The value of the shares on redemption may be more or less than the shareholder's cost, depending upon the market value of the portfolio securities at the time of redemption.

                                NET ASSET VALUE

   The net asset value per share of each Portfolio is determined as of the close of regular trading of the New York Stock Exchange (currently 4:00 p.m., Eastern Time), each day the Exchange is open for trading. Currently, the Exchange is closed on: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Each Portfolio's net asset value will be based on the net asset value of the corresponding Master Fund, adjusted to reflect the Portfolio's other assets, if any, and expenses. For information regarding the determination of net asset value for each Master Fund, see the Master Funds statement of additional information which is delivered together with the Statement of Additional Information.

                             FEDERAL INCOME TAXES

   Each Portfolio, including each Master Fund, intends to qualify each year as a "regulated investment company" under the Code. By so qualifying, a Portfolio will not be subject to federal income taxes to the extent that its net investment income and net realized capital gains are distributed to its shareholders.

   In order to so qualify, a Portfolio must, among other things, (1) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stocks or securities or foreign currencies, or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stocks or securities, and net income derived from an interest in a qualified publicly traded partnership; and (2) diversify its holdings so that, at the end of each quarter of the Portfolio's taxable year, (a) at least 50% of the market value of the Portfolio's assets is represented by cash, government securities, securities of other regulated investment companies and other securities limited in respect of any one issuer to 5% of the value of the Portfolio's assets and to not more than 10% of the voting securities of such issuer, and (b) not more than 25% of the value of its assets is invested in securities of any one issuer (other than government securities or the securities of other regulated investment companies) or the securities of one or more qualified publicly traded partnerships. For this purpose, a qualified publicly traded partnership is any publicly traded partnership other than one whose income is derived almost entirely from income which would be qualified income for a regulated investment company (that is, dividends, interest, payments with respect to securities loans, gains from the disposition of stock or securities, and the like) in any event.

   As a regulated investment company, a Portfolio will not be subject to federal income tax on net investment income and capital gains (short- and long-term), if any, that it distributes to its shareholders if at least 90% of its net investment income and net short-term capital gains for the taxable year are distributed, but will be subject to tax at regular corporate rates on any income or gains that are not distributed. In general, dividends will be treated as paid when actually distributed, except that dividends declared in October, November or December and made payable to shareholders of record in such a month will be treated as having been paid by the Portfolio (and received by shareholders) on December 31, provided the dividend is paid in the following January. Each Portfolio intends to satisfy the distribution requirement in each taxable year.

   The Portfolios will not be subject to the 4% federal excise tax imposed on regulated investment companies that do not distribute all of their income and gains each calendar year because such tax does not apply to a regulated investment company whose only shareholders are either tax-exempt pension trusts or segregated asset accounts of life insurance companies held in connection with variable annuity and/or variable life insurance policies.

   The Trust intends to comply with section 817(h) of the Code and the regulations issued there under. As required by regulations under that section, the only shareholders of the Trust and its Portfolios will be life insurance company segregated asset accounts (also referred to as separate accounts) that fund variable life insurance or annuity contracts, tax-exempt pension trusts, and MetLife Investors USA Insurance Company, the initial shareholder of the Portfolios, and its affiliates. See the prospectus or other material for the Contracts for additional discussion of the taxation of segregated asset accounts and of the owner of the particular Contract described therein.

   Section 817(h) of the Code and Treasury Department regulations there under impose certain diversification requirements on the segregated asset accounts investing in the Portfolios of the Trust. These requirements, which are in addition to the diversification requirements applicable to the Trust under the 1940 Act and under the regulated investment company provisions of the Code, may limit the types and amounts of securities in which the Portfolios or Master Funds may invest. Failure to meet the requirements of section 817(h) could result in current taxation of the owner of the Contract on the income of the Contract. For this purpose, an investment in a Master Fund is treated not as a single investment but as an investment in each asset owned by the Master Fund, so long as shares of the Master Fund are owned only by separate accounts of insurance companies, by qualified pension and retirement plans, and by a limited class of other investors. The Portfolios and Master Funds are and will be so owned. Thus so long as each Portfolio and Master Fund meets the section 817(h) diversification tests, each Contract will also meet those tests. See the prospectus for the Contracts.

   The Trust may therefore find it necessary to take action to ensure that a Contract continues to qualify as a Contract under federal tax laws. The Trust, for example, may be required to alter the investment objectives of a Portfolio or Master Fund or substitute the shares of one Portfolio or Master Fund for those of another. No such change of investment objectives or substitution of securities will take place without notice to the shareholders of the affected Portfolio and the approval of a majority of such shareholders and without prior approval of the Securities and Exchange Commission, to the extent legally required.

   In certain foreign countries, interest and dividends are subject to a tax which is withheld by the issuer. U.S. income tax treaties with certain countries reduce the rates of these withholding taxes. The Trust intends to provide the documentation necessary to achieve the lower treaty rate of withholding whenever applicable or to seek refund of amounts withheld in excess of the treaty rate.

   Portfolios that invest in foreign securities may purchase the securities of certain foreign investment funds or trusts called passive foreign investment companies. Such trusts have been the only or primary way to invest in certain countries. In addition to bearing their proportionate share of a Portfolio's expenses (management fees and operating expenses), shareholders will also indirectly bear similar expenses of such trusts. Capital gains on the sale of such holdings are considered ordinary income regardless of how long a Portfolio held its investment. In addition, a Portfolio could be subject to corporate income tax and an interest charge on certain dividends and capital gains earned from these investments, regardless of whether such income and gains are distributed to shareholders. To avoid such tax and interest, each Portfolio's investment adviser intends to treat these securities as sold on the last day of its fiscal year and recognize any gains for tax purposes at that time; deductions for losses are allowable only to the extent of any gains resulting from these deemed sales for prior taxable years. Such gains will be considered ordinary income, which a Portfolio will be required to distribute even though it has not sold the security.

                 ORGANIZATION AND CAPITALIZATION OF THE TRUST

   The Trust is a Delaware business trust organized on July 27, 2000. A copy of the Trust's Agreement and Declaration of Trust, which is governed by Delaware law, is filed as an exhibit to the Trust's registration statement. The Trust is the successor to the Security First Trust and Cova Series Trust, the series of which were converted to Portfolios of the Trust, effective February 12, 2001.

   The Trustees of the Trust have authority to issue an unlimited number of shares of beneficial interest, par value $.001 per share, of one or more series. Currently, the Trustees have established and designated fifty-four series, fifty-two of which are currently being offered. Each series of shares represents the beneficial interest in a separate Portfolio of assets of the Trust, which is separately managed and has its own investment objective and policies. The Trustees of the Trust have authority, without the necessity of a shareholder vote, to establish additional portfolios and series of shares. The shares outstanding are, and those offered hereby when issued will be, fully paid and nonassessable by the Trust. The shares have no preemptive, conversion or subscription rights and are fully transferable.

   The Trust is authorized to issue four classes of shares (Class A, Class B, Class C and Class E) on behalf of each Portfolio. The Prospectus for the Portfolios describes the classes currently being offered. Class A shares are offered at net asset value and are not subject to distribution fees imposed pursuant to a distribution plan. Class B, Class C and Class E shares are offered at net asset value and are subject to distribution fees imposed pursuant to each Class' Distribution Plan adopted pursuant to Rule 12b-1 under the 1940 Act.

   The four classes of shares are currently offered under the Trust's multi-class distribution system approved by the Trust's Board of Trustees on December 7, 2000, which is designed to allow promotion of insurance products investing in the Trust through alternative distribution channels. Under the Trust's multi-class distribution system, shares of each class of a Portfolio represent an equal pro rata interest in that Portfolio and, generally, will have identical voting, dividend, liquidation, and other rights, other than the payment of distribution fees under the Distribution Plan.

   The Trust continuously offers its shares to separate accounts of insurance companies in connection with the Contracts. Class A, Class B, Class C and Class E shares currently are sold to insurance company separate accounts in connection with Contracts issued by the following affiliated insurance companies--Metropolitan Life Insurance Company, MetLife Investors Insurance Company, First MetLife Investors Insurance Company, MetLife Investors USA Insurance Company, New England Financial Life Insurance Company, General American Life Insurance Company, MetLife Insurance Company of Connecticut (collectively, "MetLife"). As of December 31, 2007, MetLife owned substantially all of the Trust's outstanding Class A, Class B and Class E shares and, as a result, may be deemed to be a control person with respect to the Trust.

   As a "series" type of mutual fund, the Trust issues separate series of share of beneficial interest with respect to each Portfolio. Each Portfolio resembles a separate fund issuing a separate class of stock. Because of current federal securities law requirements, the Trust expects that its shareholders will offer to owners of the Contracts ("Contract owners") the opportunity to instruct them as to how shares allocable to their Contracts will be voted with respect to certain matters, such as approval of investment advisory agreements. As of the date of this Statement of Additional Information, there were no Contracts outstanding with premium allocated to any of the Portfolios.

   The Trust may in the future offer its shares to separate accounts of other insurance companies. The Trust does not currently foresee any disadvantages to Contract owners arising from offering the Trust's shares to separate accounts of insurance companies that are unaffiliated with each other. However, it is theoretically possible that, at some time, the interests of various Contract owners participating in the Trust through their separate accounts might conflict. In the case of a material irreconcilable conflict, one or more separate accounts might withdraw their investments in the Trust, which would possibly force the Trust to sell portfolio securities at disadvantageous prices. The Trustees of the Trust intend to monitor events for the existence of any material irreconcilable conflicts between or among such separate accounts and will take whatever remedial action may be necessary.

   The assets received from the sale of shares of a Portfolio, and all income, earnings, profits and proceeds thereof, subject only to the rights of creditors, constitute the underlying assets of the Portfolio. The underlying assets of a Portfolio are required to be segregated on the Trust's books of account and are to be charged with the expenses with respect to that Portfolio. Any general expenses of the Trust not readily attributable to a Portfolio will be allocated by or under the direction of the Trustees in such manner as the Trustees determine to be fair and equitable, taking into consideration, among other things, the nature and type of expense and the relative sizes of the Portfolio and the other Portfolios.

   Each share has one vote, with fractional shares voting proportionately. Shareholders of a Portfolio are not entitled to vote on any matter that requires a separate vote of the shares of another Portfolio but which does not affect the Portfolio. The Agreement and Declaration of Trust does not require the Trust to hold annual meetings of shareholders. Thus, there will ordinarily be no annual shareholder meetings, unless otherwise required by the 1940 Act. The Trustees of the Trust may appoint their successors until fewer than a majority of the Trustees have been elected by shareholders, at which time a meeting of shareholders will be called to elect Trustees. Under the Agreement and Declaration of Trust, any Trustee may be removed by vote of the Trustees or vote of two-thirds of the outstanding shares of the Trust. Holders of 10% or more of the outstanding shares can require the Trustees to call a meeting of shareholders for the purpose of voting on the removal of one or more Trustees. If ten or more shareholders who have been such for at least six months and who hold in the aggregate shares with a net asset value of at least $25,000 inform the Trustees that they wish to communicate with other shareholders, the Trustees either will give such shareholders access to the shareholder lists or will inform them of the cost involved if the Trust forwards materials to the shareholders on their behalf. If the Trustees object to mailing such materials, they must inform the Securities and Exchange Commission and thereafter comply with the requirements of the 1940 Act.

                        APPENDIX A (SECURITIES RATINGS)

STANDARD & POOR'S BOND RATINGS

   A Standard & Poor's corporate debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. Debt rated "AAA" has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong. Debt rated "AA" has a very strong capacity to pay interest and to repay principal and differs from the highest rated issues only in small degree. Debt rated "A" has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt of a higher rated category. Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and to repay principal for debt in this category than for higher rated categories. Bonds rated "BB", "B", "CCC" and "CC" are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. "BB" indicates the lowest degree of speculation and "CC" the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions. The rating "C" is reserved for income bonds on which no interest is being paid. Debt rated "D" is in default, and payment of interest and/or repayment of principal is in arrears. The ratings from "AA" to "B" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

MOODY'S BOND RATINGS

   Bonds which are rated "Aaa" are judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge." Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues. Bonds which are rated "Aa" are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities. Moody's applies numerical modifiers 1, 2 and 3 in the Aa and A rating categories. The modifier 1 indicates that the security ranks at a higher end of the rating category, modifier 2 indicates a mid-range rating and the modifier 3 indicates that the issue ranks at the lower end of the rating category. Bonds which are rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future. Bonds which are rated "Baa" are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well. Bonds which are rated "Ba" are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class. Bonds which are rated "B" generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small. Bonds which are rated "Caa" are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest. Bonds which are rated "Ca" represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings. Bonds which are rated "C" are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

STANDARD & POOR'S COMMERCIAL PAPER RATINGS

   "A" is the highest commercial paper rating category utilized by Standard & Poor's, which uses the numbers "1+", "1", "2" and "3" to denote relative strength within its "A" classification. Commercial paper issuers rated "A" by Standard & Poor's have the following characteristics. Liquidity ratios are better than industry average. Long-term debt rating is "A" or better. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow are in an upward trend. Typically, the issuer is a strong company in a well-established industry and has superior management. Issues rated "B" are regarded as having only an adequate capacity for timely payment. However, such capacity may be damaged by changing conditions or short-term adversities. The rating "C" is assigned to short-term debt obligations with a doubtful capacity for repayment. An issue rated "D" is either in default or is expected to be in default upon maturity.

MOODY'S COMMERCIAL PAPER RATINGS

   "Prime-1" is the highest commercial paper rating assigned by Moody's, which uses the numbers "1", "2" and "3" to denote relative strength within its highest classification of Prime. Commercial paper issuers rated Prime by Moody's have the following characteristics. Their short-term debt obligations carry the smallest degree of investment risk. Margins of support for current indebtedness are large or stable with cash flow and asset protection well assured. Current liquidity provides ample coverage of near-term liabilities and unused alternative financing arrangements are generally available. While protective elements may change over the intermediate or longer terms, such changes are most unlikely to impair the fundamentally strong position of short-term obligations.

   Fitch IBCA, Inc. Commercial Paper Ratings. Fitch Investors Service L.P. employs the rating F-1+ to indicate issues regarded as having the strongest degree of assurance for timely payment. The rating F-1 reflects an assurance of timely payment only slightly less in degree than issues rated F-1+, while the rating F-2 indicates a satisfactory degree of assurance for timely payment, although the margin of safety is not as great as indicated by the F-1+ and F-1 categories.

   Duff & Phelps Inc. Commercial Paper Ratings. Duff & Phelps Inc. employs the designation of Duff 1 with respect to top grade commercial paper and bank money instruments. Duff 1+ indicates the highest certainty of timely payment: short-term liquidity is clearly outstanding, and safety is just below risk-free U.S. Treasury short-term obligations. Duff 1- indicates high certainty of timely payment. Duff 2 indicates good certainty of timely payment: liquidity factors and company fundamentals are sound.

   Thomson BankWatch, Inc. ("BankWatch") Commercial Paper Ratings. BankWatch will assign both short-term debt ratings and issuer ratings to the issuers it rates. BankWatch will assign a short-term rating ("TBW-1", "TBW-2", "TBW-3", or "TBW-4") to each class of debt (e.g., commercial paper or non-convertible debt), having a maturity of one-year or less, issued by a holding company structure or an entity within the holding company structure that is rated by BankWatch. Additionally, BankWatch will assign an issuer rating ("A", "A/B", "B", "B/C", "C", "C/D", "D", "D/E", and "E") to each issuer that it rates.

   Various of the NRSROs utilize rankings within rating categories indicated by a + or -. The Portfolios, in accordance with industry practice, recognize such rankings within categories as graduations, viewing for example Standard & Poor's rating of A-1+ and A-1 as being in Standard & Poor's highest rating category.

               APPENDIX B (PROXY VOTING POLICIES AND PROCEDURES)

                              COMPLIANCE PROGRAM

                          MET INVESTORS SERIES TRUST

                     PROXY VOTING POLICIES AND PROCEDURES

TRUST'S POLICY STATEMENT

   Met Investors Series Trust (the "Trust") is firmly committed to ensuring that proxies relating to the Trust's portfolio securities are voted in the best interests of the Trust's shareholders. The following procedures have been established to implement the Trust's proxy voting program.

TRUST'S PROXY VOTING PROGRAM

   Met Investors Advisory LLC ("MIA") serves as the investment manager of the Trust's portfolios. MIA is responsible for the selection and ongoing monitoring of investment sub-advisers (the "Advisers") who provide the day-to-day portfolio management for each portfolio, with the exception of the (i) MetLife Aggressive Strategy Portfolio, MetLife Balanced Strategy Portfolio, MetLife Defensive Strategy Portfolio, MetLife Growth Strategy Portfolio, MetLife Moderate Strategy Portfolio, (the "Asset Allocation Portfolios"); (ii) American Funds Moderate Allocation Portfolio, American Funds Balanced Allocation Portfolio and American Funds Growth Allocation Portfolio (the "American Funds Allocation Portfolios"); (iii) American Funds Bond Portfolio, American Funds Growth Portfolio and American Funds International Portfolio (the "American Funds Master-Feeder Portfolios"); and (iv) Met/Franklin Templeton Founding Strategy Portfolio (the "Founding Strategy Portfolio"), where MIA is responsible for portfolio management.

   The Trust has delegated proxy voting responsibility to MIA. Because MIA views proxy voting as a function that is incidental and integral to portfolio management, it has in turn delegated the proxy voting responsibility with respect to each portfolio, other than the Asset Allocation Portfolios, American Funds Allocation Portfolios, American Funds Master-Feeder Portfolios and the Founding Strategy Portfolio, to the applicable Adviser. The primary focus of the Trust's proxy voting program, therefore, is to seek to ensure that the Advisers have adequate proxy voting policies and procedures in place and to monitor each Adviser's proxy voting. These policies and procedures may be amended from time to time based on experience, new portfolios, as well as changing environments, especially as new and/or differing laws and regulations are promulgated.

MANAGER'S DUE DILIGENCE AND COMPLIANCE PROGRAM

   As part of its ongoing due diligence and compliance responsibilities, MIA will seek to ensure that each Adviser maintains proxy voting policies and procedures that are reasonably designed to comply with applicable laws and regulations. MIA will review each Adviser's proxy voting policies and procedures (including any proxy voting guidelines) in connection with the initial selection of the Adviser to manage a portfolio and on at least an annual basis thereafter.

   MIA serves as the sole investment adviser to the Asset Allocation Portfolios (each, a "Fund of Funds"), each of which invests in other portfolios of the Trust and/or portfolios of the Metropolitan Series Fund, Inc. (the "Underlying Portfolios"). MIA will vote proxies relating to shares of an Underlying Portfolio held by a Fund of Funds in the same proportion as the vote of the other contract owners of the Underlying Portfolio with respect to a particular proposal.

   MIA serves as the sole investment adviser to the American Funds Allocation Portfolios, (each a "Fund of Funds"), each of which invest in other portfolios of the American Funds Insurance Series (collectively, the "American Funds Underlying Portfolios"). MIA will vote proxies relating to shares of an American Funds Underlying Portfolio held by the Fund of Funds in the same proportion as the vote of the other contract owners of the American Funds Underlying Portfolio with respect to a particular proposal.

   MIA serves as the sole investment adviser to the Founding Strategy Portfolio, (a "Fund of Funds") that invests its assets equally among the Met/Franklin Income Portfolio, Met/Franklin Mutual Shares Portfolio and Met/Franklin Growth Portfolio (together, the "Founding Strategy Underlying Portfolios"). MIA will vote proxies relating to shares of a Founding Strategy Underlying Portfolio held by the Fund of Funds in the same proportion as the vote of the other contract owners of the Founding Strategy Underlying Portfolio with respect to a particular proposal.

   MIA serves as the sole investment adviser to the American Funds Master-Feeder Portfolios, (each a "Feeder Fund"), each of which invests its assets in a series of the American Funds Insurance Series (collectively, the "Master Funds"). MIA will vote proxies relating to the shares of the Master Funds held by each Feeder Fund in the same proportion as the vote of all other shareholders of the Master Fund.

ADVISERS' PROXY VOTING POLICIES AND PROCEDURES

   Each Adviser will be required to maintain proxy voting policies and procedures that satisfy the following elements:

      Written Policies and Procedures: The Adviser must maintain written proxy voting policies and procedures in accordance with applicable laws and regulations and must provide to the Trust and MIA upon request, copies of such policies and procedures.

      Fiduciary Duty: The Adviser's policies and procedures must be reasonably designed to ensure that the Adviser votes client securities in the best interest of its clients.

      Conflicts of Interest: The Adviser's policies and procedures must include appropriate procedures to identify and resolve as necessary all material proxy-related conflicts of interest between the Adviser (including its affiliates) and its clients before voting client proxies.

      Voting Guidelines: The Adviser's policies and procedures must address with reasonable specificity how the Adviser will vote proxies, or what factors it will take into account, when voting on particular types of matters, e.g., corporate governance proposals, compensation issues and matters involving social or corporate responsibility.

      Monitoring Proxy Voting: The Adviser must have an established system and/or process that is reasonably designed to ensure that proxies are voted on behalf of its clients in a timely and efficient manner.

      Record Retention and Inspection: The Adviser must have an established system for creating and retaining all appropriate documentation relating to its proxy voting activities as required by applicable laws and regulations. The Adviser must provide to the Trust and MIA such information and records with respect to proxies relating to the Trust's portfolio securities as required by law and as the Trust or MIA may reasonably request.

DISCLOSURE OF TRUST'S PROXY VOTING POLICIES AND PROCEDURES AND VOTING RECORD

   MIA on behalf of the Trust will take reasonable steps as necessary to seek to ensure that the Trust complies with all applicable laws and regulations relating to disclosure of the Trust's proxy voting policies and procedures and its proxy voting record. MIA (including, at its option, through third-party service providers) will maintain a system that is reasonably designed to ensure that the actual proxy voting record of MIA and the Advisers with respect to the Trust's portfolio securities are collected, processed and filed with the Securities and Exchange Commission and delivered to the Trust's shareholders, as applicable, in a timely and efficient manner and as required by applicable laws and regulations.

I. REPORTS TO TRUST'S BOARD OF TRUSTEES.

   MIA will periodically (but not less frequently than annually) report to the Board of Trustees with respect to the Trust's implementation of its proxy voting program, including summary information with respect to the proxy voting record of MIA and the Advisers with respect to the Trust's portfolio securities and any other information requested by the Board of Trustees.

ADOPTED: November 19, 2003
REVISED: December 31, 2005

                           MET INVESTORS SERIES TRUST
                           --------------------------

                                     PART C

                                Other Information

Item 23. Exhibits
         --------

     All references are to the Registrant's registration statement on Form N-1A as filed with the SEC on October 23, 2000, File Nos. 333-48456 and 811-10183 (the "Registration Statement")

Exhibit No.                        Description of Exhibits
--------------   ---------------------------------------------------------------
(a)(1)           Agreement and Declaration of Trust is incorporated by reference to Exhibit (a)(1) to the Registration Statement.

(a)(2)           Certificate of Trust is incorporated by reference to Exhibit
                 (a)(2) to the Registration Statement.
(b) By-Laws are incorporated by reference to Exhibit (b) to the Registration Statement.

(c)              None other than Exhibit 1.

(d)(1) Management Agreement between Registrant and Met Investors Advisory Corp. is incorporated by reference to Exhibit (d)(1) to Pre-Effective Amendment No. 1 to the Registration Statement filed with the SEC on January 5, 2001 ("Pre-Effective Amendment No. 1").

(d)(1)(i) Form of Amendment No. 1 to Management Agreement is incorporated by reference to Exhibit (d)(1)(i) to Pre-Effective Amendment No. 2 to the Registration Statement filed with the SEC on February 5, 2001 ("Pre-Effective Amendment No. 2").

(d)(1)(ii) Form of Amendment No. 2 to Management Agreement is incorporated by reference to Exhibit (d)(1)(ii) to Post-Effective Amendment No. 4 to the Registration Statement filed with the SEC on July 23, 2001 ("Post-Effective Amendment No. 4").

(d)(1)(iii) Form of Amendment No. 3 to Management Agreement is incorporated by reference to Exhibit (d)(1)(iii) to Post-Effective Amendment No. 6 to the Registration Statement filed with the SEC on February 14, 2002 ("Post-Effective Amendment No. 6").

(d)(1)(iv) Form of Amendment No. 4 to Management Agreement is incorporated by reference to Exhibit (d)(1)(iv) to Post-Effective Amendment No. 9 to the Registration Statement filed with the SEC on February 14, 2003 ("Post-Effective Amendment No. 9").

(d)(1)(v)        Form of Amendment No. 5 to Management Agreement is incorporated

Exhibit No.                        Description of Exhibits
--------------   ---------------------------------------------------------------
                 by reference to Exhibit (d)(1)(v) to Post-Effective Amendment
                 No. 9.

(d)(1)(vi) Form of Amendment No. 6 to Management Agreement is incorporated by reference to Exhibit (d)(1)(vi) to Post-Effective Amendment No. 11 to the Registration Statement filed with the SEC on August 28, 2003 ("Post-Effective Amendment No. 11").

(d)(1)(vii) Form of Amendment No. 7 to Management Agreement is incorporated by reference to Exhibit (d)(1)(vii) to Post-Effective Amendment No. 14 to the Registration Statement filed with the SEC on April 30, 2004 ("Post-Effective Amendment No. 14").

(d)(1)(viii)     Form of Amendment No. 8 to Management Agreement is incorporated by reference to Exhibit (d)(1)(viii) to Post-Effective
                 Amendment No. 13.

(d)(1)(ix) Form of Amendment No. 9 to Management Agreement is incorporated by reference to Exhibit (d)(1)(ix) to Post-Effective Amendment No. 17 to the Registration Statement filed with the SEC on May 3, 2005 ("Post-Effective Amendment No. 17").

(d)(1)(x) Form of Amendment No. 10 to Management Agreement is incorporated by reference to Exhibit (d)(1)(x) to Post-Effective Amendment No. 17.

(d)(1)(xi) Form of Amendment No. 11 to Management Agreement is incorporated by reference to Exhibit (d)(1)(xi) to Post-Effective Amendment No. 21, to the Registration Statement filed with the SEC on October 28, 2005. ("Post-Effective Amendment No. 21").

(d)(1)(xii) Form of Amendment No. 12 to Management Agreement is incorporated by reference to Exhibit (d)(1)(xii) to Post-Effective Amendment No. 19 to the Registration Statement filed with the SEC on June 24, 2005 ("Post-Effective Amendment No. 19).

(d)(1)(xiii)     Form of Amendment No. 13 to Management Agreement is
                 incorporated by reference to Exhibit (d)(1)(xiii) to Post-Effective Amendment No. 21.

(d)(1)(xiv) Form of Amendment No. 14 to Management Agreement is incorporated by reference to Exhibit (d)(1)(xiv) to Post-Effective Amendment No. 22 to the Registration Statement filed with the SEC on February 1, 2006.("Post-Effective Amendment No. 22")

(d)(1)(xv) Form of Amendment No. 15 to Management Agreement is incorporated by reference to Exhibit (d)(1)(xv) to Post-Effective Amendment 22.

(d)(1)(xvi) Form of Amendment No. 16 to Management Agreement is incorporated by reference to Exhibit (d)(1)(xvi) to Post-Effective Amendment No. 22.

(d)(1)(xvii)     Form of Amendment No. 17 to Management Agreement is
                 incorporated

Exhibit No.                        Description of Exhibits
--------------   ---------------------------------------------------------------
                 by reference to Exhibit (d)(1)(xvii) to Post-Effective
                 Amendment No. 22.

(d)(1)(xviii)    Form of Amendment No. 18 to Management Agreement is
                 incorporated by reference to Exhibit (d)(1)(xviii) to Post-Effective Amendment No. 23 to the Registration Statement filed with the SEC on May 1, 2006 ("Post-Effective Amendment
                 No. 23").

(d)(1)(xix) Form of Amendment No. 19 to the Management Agreement is incorporated by reference to Exhibit (d)(1)(xix) to Post-Effective Amendment No. 25 to the Registration Statement filed with the SEC on November 1, 2006 ("Post-Effective Amendment No. 25").

(d)(1)(xx) Form of Amendment No. 20 to the Management Agreement is incorporated by reference to Exhibit (d)(1)(xx) to Post-Effective Amendment No. 25.

(d)(1)(xxi) Form of Amendment No. 21 to the Management Agreement is incorporated by reference to Exhibit (d)(1)(xxi) to Post-Effective Amendment No. 25.

(d)(1)(xxii)     Form of Amendment No. 22 to the Management Agreement is
                 incorporated by reference to Exhibit (d)(1)(xxii) to Post-Effective Amendment No. 26 to the Registration Statement filed with the SEC on March 1, 2007 ("Post-Effective Amendment
                 No. 26").

(d)(1)(xxiii)    Form of Amendment No. 23 to the Management Agreement is
                 incorporated by reference to Exhibit (d)(1)(xxiii) to Post-Effective Amendment No. 26.

(d)(1)(xxiv)     Form of Amendment No. 24 to the Management Agreement is
                 incorporated by reference to Exhibit (d)(1)(xxiv) to Post-Effective Amendment No. 26.

(d)(1)(xxv) Form of Amendment No. 25 to the Management Agreement is incorporated by reference to Exhibit (d)(1)(xxv) to Post-Effective amendment No. 27 to the Registration Statement filed with the SEC on April 30, 2007 ("Post-Effective Amendment No. 27").

(d)(1)(xxvi)     Form of Amendment No. 26 to the Management Agreement is
                 incorporated by reference to Exhibit (d)(1)(xxvi) to Post-Effective Amendment No. 28 to the Registration Statement filed with the SEC on August 16, 2007 ("Post-Effective
                 Amendment No. 28").

(d)(1)(xxvii)    Form of Amendment No. 27 to the Management Agreement is
                 incorporated by Reference to Exhibit (d)(1)(xxvii) to Post-Effective Amendment No. 29 to the registration statement filed with the SEC On February 13, 2008 ("Post-Effective
                 Amendment No. 29").

(d)(1)(xxviii)   Form of Amendment No. 28 to the Management Agreement is
                 incorporated by Reference to Exhibit (d)(1)(xxviii) to Post-

Exhibit No.                        Description of Exhibits
--------------   ---------------------------------------------------------------
                 Effective Amendment NO. 29.

(d)(1)(xxix)     Form of Amendment No. 29 to the Management Agreement is
                 incorporated by reference to Exhibit (d)(1)(xxix) to Post-Effective Amendment No. 29.

(d)(2)           Deleted.

(d)(2)(i)        Deleted.

(d)(3)           Deleted.

(d)(3)(i)        Deleted.

(d)(4)           Deleted.

(d)(4)(i)        Deleted.

(d)(5)           Deleted.

(d)(5)(i)        Deleted.

(d)(6)           Deleted.

(d)(7) Form of Investment Advisory Agreement between Lord, Abbett & Co. and Met Investors Advisory Corp. with respect to the Lord Abbett Bond Debenture Portfolio is incorporated by reference to Exhibit (d)(7) to the Registration Statement.

(d)(7)(i) Form of Amendment No. 1 to Investment Advisory Agreement with respect to Lord Abbett Bond Debenture Portfolio is incorporated by reference to Exhibit (d)(7)(i) to Post-Effective Amendment No. 9.

(d)(7)(ii) Form of Amendment No. 2 to Investment Advisory Agreement with respect to Lord Abbett Bond Debenture Portfolio is incorporated by reference to Exhibit (d)(7)(ii) to Post-Effective Amendment No. 13 to the Registration Statement filed with the SEC on February 13, 2004 ("Post-Effective Amendment No. 13").

(d)(7)(iii) Form of Amendment No. 3 to Investment Advisory Agreement with respect to Lord Abbett Bond Debenture Portfolio is incorporated by reference to Exhibit (d)(7)(iii) to Post-Effective Amendment No. 23.

(d)(8) Form of Investment Advisory Agreement between Lord, Abbett & Co. and Met Investors Advisory Corp. with respect to the Lord Abbett Mid-Cap Value Portfolio is incorporated by reference to Exhibit (d)(8) to the Registration Statement.

(d)(8)(i) Form of Amendment No. 1 to Investment Advisory Agreement with respect to Lord Abbett Mid-Cap Value Portfolio is incorporated by reference to Exhibit (d)(8)(i) to Pre-Effective Amendment No. 1.

(d)(8)(ii) Form of Amendment No. 2 to Investment Advisory Agreement with respect to Lord Abbett Mid-Cap Value Portfolio is incorporated by

Exhibit No.                        Description of Exhibits
--------------   ---------------------------------------------------------------
                 reference to Exhibit (d)(8)(ii) to Post-Effective Amendment No.
                 23.

(d)(9)           Deleted.

(d)(10) Form of Investment Advisory Agreement between Lord, Abbett & Co. and Met Investors Advisory Corp. with respect to the Lord Abbett Growth and Income Portfolio is incorporated by reference to Exhibit (d)(10) to the Registration Statement.

(d)(10)(i) Form of Amendment No. 1 to Investment Advisory Agreement with respect to Lord Abbett Growth and Income Portfolio is incorporated by reference to Exhibit (d)(10)(i) to Post-Effective Amendment No. 9.

(d)(10)(ii) Form of Amendment No. 2 to Investment Advisory Agreement with respect to Lord Abbett Growth and Income Portfolio is incorporated by reference to Exhibit (d)(10)(ii) to Post-Effective Amendment No. 22.

(d)(10)(iii)     Form of Amendment No. 3 to Investment Advisory Agreement with respect to Lord Abbett Growth and Income Portfolio is incorporated by reference to Exhibit (d)(10)(iii) to Post-Effective Amendment No. 23.

(d)(11)          Deleted.

(d)(12)          Deleted.

(d)(13)          Deleted.

(d)(14)          Deleted.

(d)(15)          Deleted.

(d)(16)          Deleted.

(d)(17)          Deleted.

(d)(17)(i)       Deleted.

(d)(17)(ii)      Deleted.

(d)(18) Form of Investment Advisory Agreement between Pacific Investment Management Company LLC and Met Investors Advisory Corp. with respect to the PIMCO Total Return Portfolio is incorporated by reference to Exhibit (d)(18) to Pre-Effective Amendment No. 2.

(d)(18)(i) Form of Amendment No. 1 to Investment Advisory Agreement with respect to PIMCO Total Return Portfolio is incorporated by reference to Exhibit (d)(18)(i) to Post-Effective Amendment No. 23.

(d)(18)(ii) Form of Amendment No. 2 to Investment Advisory Agreement with respect to PIMCO Total Return Fund is incorporated by reference to Exhibit (d)(18)(ii) to Post-Effective Amendment No. 29.

(d)(19)          Deleted.

Exhibit No.                        Description of Exhibits
--------------   ---------------------------------------------------------------
(d)(20)          Deleted.

(d)(20)(i)       Deleted.

(d)(20)(ii) Form of Investment Advisory Agreement between RCM Capital Management LLC and Met Investors Advisory, LLC with respect to RCM Global Technology Portfolio (currently known as RCM Technology Portfolio) is incorporated by reference to Exhibit
                 (d)(20)(ii) to Post-Effective Amendment No. 17.

(d)(20)(iii)     Form of Amendment No. 1 to Investment Advisory Agreement with respect to RCM Technology Portfolio is incorporated by reference to Exhibit (d)(20)(iii) to Post-Effective Amendment
                 No. 27.

(d)(21)          Deleted.

(d)(22) Form of Investment Advisory Agreement between Massachusetts Financial Services Company and Met Investors Advisory Corp. with respect to the MFS(R) Research International Portfolio is incorporated by reference to Exhibit (d)(22) to Pre-Effective Amendment No. 2.

(d)(22)(i) Form of Amendment No. 1 to Investment Advisory Agreement with respect to MFS(R) Research International Portfolio is incorporated by reference to Exhibit (d)(22)(i) to Post-Effective Amendment No. 23.

(d)(23)          Deleted.

(d)(24) Form of Investment Advisory Agreement between OppenheimerFunds, Inc. and Met Investors Advisory Corp. with respect to the Oppenheimer Capital Appreciation Portfolio is incorporated by reference to Exhibit (d)(24) to Pre-Effective Amendment No. 2.

(d)(24)(i) Form of Amendment No. 1 to Investment Advisory Agreement with respect to Oppenheimer Capital Appreciation Portfolio is incorporated by reference to Exhibit (d)(24)(i) to Post-Effective Amendment No. 23.

(d)(24)(ii) Form of Amendment No. 2 to Investment Advisory Agreement with respect to Oppenheimer Capital Appreciation Portfolio is incorporated by reference to Exhibit (d)(24)(ii) to Post-Effective Amendment No. 26.

(d)(25) Form of Investment Advisory Agreement between AIM Advisors, Inc. and Met Investors Advisory Corp. with respect to the Met/AIM Small Cap Growth Portfolio is incorporated by reference to Exhibit (d)(25) to Post-Effective Amendment No. 5 to the Registration Statement filed with the SEC on October 9, 2001 ("Post-Effective Amendment No. 5").

(d)(25)(i) Form of Amendment No. 1 to Investment Advisory Agreement with respect to the Met/AIM Small Cap Growth Portfolio is incorporated by reference to Exhibit (d)(25)(i) to Post-Effective Amendment No. 17.

(d)(25)(ii)      Form of Amendment No. 2 to Investment Advisory Agreement with

Exhibit No.                        Description of Exhibits
--------------   ---------------------------------------------------------------
                 respect to Met/AIM Small Cap Growth Portfolio is incorporated by reference to Exhibit (d)(25)(ii) to Post-Effective Amendment
                 No. 23.

(d)(25)(iii)     Form of Amendment No. 3 to Investment Advisory Agreement with respect to the Met/AIM Small Cap Growth Portfolio is incorporated by reference to Exhibit (d)(25)(iii) to Post-Effective Amendment No. 27.

(d)(26)          Deleted.

(d)(26)(i)       Deleted.

(d)(26)(ii)      Deleted.

(d)(27)          Deleted.

(d)(28) Form of Investment Advisory Agreement between EQSF Advisers, Inc. (currently known as Third Avenue Management LLC) and Met Investors Advisory, LLC with respect to the Third Avenue Small Cap Value Portfolio is incorporated by reference to Exhibit
                 (d)(28) to Post-Effective Amendment No. 6.

(d)(28)(i) Form of Amendment No. 1 to Investment Advisory Agreement with respect to Third Avenue Small Cap Value Portfolio is incorporated by reference to Exhibit (d)(28)(i) to Post-Effective Amendment No. 13.

(d)(28)(ii) Form of Amendment No. 2 to Investment Advisory Agreement with respect to Third Avenue Small Cap Value Portfolio is incorporated by reference to Exhibit (d)(28)(ii) to Post-Effective Amendment No. 23.

(d)(29) Form of Investment Advisory Agreement between Harris Associates L.P. and Met Investors Advisory, LLC with respect to the Harris Oakmark International Portfolio is incorporated by reference to Exhibit (d)(29) to Post-Effective Amendment No. 9.

(d)(29)(i) Form of Amendment No. 1 to Investment Advisory Agreement with respect to Harris Oakmark International Portfolio is incorporated by reference to Exhibit (d)(29)(i) to Post-Effective Amendment No. 23.

(d)(29)(ii) Form of Amendment No. 2 to Investment Advisory Agreement with respect to Harris Oakmark International Portfolio is incorporated by reference to Exhibit (d)(29)(ii) to Post-Effective Amendment No. 23.

(d)(30)          Deleted.

(d)(30)(i)       Deleted.

(d)(30)(ii)      Deleted.

(d)(31) Form of Investment Advisory Agreement between T. Rowe Price Associates, Inc. and Met Investors Advisory, LLC with respect to T. Rowe Price Mid-Cap Growth Portfolio is incorporated by reference to Exhibit (d)(31) to Post-Effective Amendment No. 9.

Exhibit No.                        Description of Exhibits
--------------   ---------------------------------------------------------------
(d)(31)(i)       Form of Amendment No. 1 to Investment Advisory Agreement with respect to T. Rowe Price Mid-Cap Growth Portfolio is incorporated by reference to Exhibit (d)(31)(i) to Post-Effective Amendment No. 23.

(d)(32)          Deleted.

(d)(32)(i)       Deleted.

(d)(33) Form of Investment Advisory Agreement between Pacific Investment Management Company LLC and Met Investors Advisory, LLC with respect to PIMCO Inflation Protected Bond Portfolio is incorporated by reference to Exhibit (d)(33) to Post-Effective Amendment No. 9.

(d)(33)(i) Form of Amendment No. 1 to Investment Advisory Agreement with respect to PIMCO Inflation Protected Bond Portfolio is incorporated by reference to Exhibit (d)(33)(i) to Post-Effective Amendment No. 23.

(d)(33)(ii) Form of Amendment No. 2 to Investment Advisory Agreement with respect to PIMCO Inflation Protected Bond Portfolio is incorporated by reference to Exhibit (d)(33)(ii) to Post-Effective Amendment No. 27.

(d)(34)          Deleted.

(d)(34)(i)       Deleted.

(d)(35) Form of Investment Advisory Agreement between Turner Investment Partners, Inc. and Met Investors Advisory, LLC with respect to Turner Midcap Growth Portfolio is incorporated by reference to Exhibit (d)(35) to Post-Effective Amendment No. 13.

(d)(35)(i) Form of Amendment No. 1 to Investment Advisory Agreement with respect to Turner Mid-Cap Growth Portfolio is incorporated by reference to Exhibit (d)(35)(i) to Post-Effective Amendment No. 23.

(d)(36) Form of Investment Advisory Agreement between Goldman Sachs Asset Management, L.P. and Met Investors Advisory, LLC with respect to Goldman Sachs Mid-Cap Value Portfolio is incorporated by reference to Exhibit (d)(36) to Post-Effective Amendment No. 14.

(d)(36)(i) Form of Amendment No. 1 to Investment Advisory Agreement with respect to Goldman Sachs Mid-Cap Value Portfolio is incorporated by reference to Exhibit (d)(36)(i) to Post-Effective Amendment No. 23.

(d)(37) Form of Management Agreement between Registrant and Met Investors Advisory, LLC with respect to MetLife Defensive Strategy, MetLife Moderate Strategy, MetLife Balanced Strategy, MetLife Growth Strategy and MetLife Aggressive Strategy Portfolios is incorporated by reference to Exhibit (d)(37) to Post-Effective Amendment No. 15 to the Registration Statement filed with the SEC on August 20, 2004 ("Post-Effective Amendment No. 15").

(d)(37)(i)       Form of Amendment No. 1 to Management Agreement is incorporated

Exhibit No.                        Description of Exhibits
--------------   ---------------------------------------------------------------
                 by reference to Exhibit (d)(37)(i) to Post-Effective Amendment
                 No. 17.

(d)(37)(ii) Form of Amendment No. 2 to Management Agreement with respect to Met/Franklin Templeton Founding Strategy Portfolio, American Funds Balanced Allocation Portfolio, American Funds Growth Allocation Portfolio and American Funds Moderate Allocation Portfolio is incorporated by reference to Exhibit (d)(37)(ii) to Post-Effective Amendment No. 29.

(d)(38) Form of Investment Advisory Agreement between Morgan Stanley Asset Management and Met Investors Advisory, LLC with respect to the Van Kampen Comstock Portfolio is incorporated by reference to Exhibit (d)(38) to Post-Effective Amendment No. 17.

(d)(38)(i) Form of Amendment No. 1 to Investment Advisory Agreement with respect to Van Kampen Comstock Portfolio is incorporated by reference to Exhibit (d)(38)(i) to Post-Effective Amendment No. 23.

(d)(39) Form of Investment Advisory Agreement between Gallatin Asset Management, Inc. and Met Investors Advisory, LLC with respect to the Cyclical Growth and Income ETF Portfolio is incorporated by reference to Exhibit (d)(39) to Post-Effective Amendment No. 23.

(d)(39)(i) Form of Amendment No. 1 to Investment Advisory Agreement with respect to Cyclical Growth and Income ETF Portfolio is incorporated by reference to Exhibit (d)(39)(i) to Post-Effective Amendment No. 23.

(d)(40) Form of Investment Advisory Agreement between Gallatin Asset Management, Inc. and Met Investors Advisory, LLC with respect to the Cyclical Growth ETF Portfolio is incorporated by reference to Exhibit (d)(40) to Post-Effective Amendment No. 23.

(d)(40)(i) Form of Amendment No. 1 to Investment Advisory Agreement with respect to Cyclical Growth ETF Portfolio is incorporated by reference to Exhibit (d)(40)(i) to Post-Effective Amendment No. 23.

(d)(41) Form of Investment Advisory Agreement between Legg Mason Capital Management, Inc. and Met Investors Advisory, LLC with respect to the Legg Mason Value Equity Portfolio is incorporated by reference to Exhibit (d)(41) to Post-Effective Amendment No. 21.

(d)(42) Form of Investment Advisory Agreement between AIM Capital Management, Inc. and Met Investors Advisory, LLC with respect to the Met/AIM Capital Appreciation Portfolio is incorporated by reference to Exhibit (d)(42) to Post-Effective Amendment No. 23.

(d)(43) Form of Investment Advisory Agreement between Batterymarch Financial Management, Inc. and Met Investors Advisory, LLC with respect to the Batterymarch Growth and Income Portfolio is incorporated by reference to Exhibit (d)(43) to Post-Effective

Exhibit No.                        Description of Exhibits
--------------   ---------------------------------------------------------------
                 Amendment No. 23.

(d)(44)          DELETED.

(d)(45)          Deleted.

(d)(46)          Deleted.

(d)(47)          DELETED.

(d)(48) Form of Investment Advisory Agreement between Pioneer Investment Management, Inc. and Met Investors Advisory, LLC with respect to the Pioneer Fund Portfolio is incorporated by reference to Exhibit (d)(48) to Post-Effective Amendment No. 22.

(d)(49) Form of Investment Advisory Agreement between Pioneer Investment Management, Inc. and Met Investors Advisory LLC with respect to the Pioneer Strategic Income Portfolio is incorporated by reference to Exhibit (d)(49) to Post-Effective Amendment No. 22.

(d)(49)(i) Form of Amendment No. 1 to Investment Advisory Agreement with respect to Pioneer Strategic Income Portfolio is incorporated by Reference to Exhibit (d)(49)(i) to Post-Effective Amendment No. 29.

(d)(50)          Deleted.

(d)(51) Form of Investment Advisory Agreement between Dreman Value Management LLC and Met Investors Advisory, LLC with respect to the Dreman Small-Cap Value Portfolio is incorporated by reference to Exhibit (d)(51) to Post-Effective Amendment No. 22.

(d)(51)(i) Form of Amendment No. 1 to Investment Advisory Agreement with respect to Dreman Small-Cap Value Portfolio is incorporated by reference to Exhibit (d)(51)(i) to Post-Effective Amendment No. 29.

(d)(52)(a) Form of Investment Advisory Agreement between Western Asset Management Company and Met Investors Advisory, LLC with respect to the Legg Mason Partners Managed Assets Portfolio is incorporated by reference to Exhibit (d)(52)(a) to Post-Effective Amendment No. 23.

(d)(52)(b) Form of Investment Advisory Agreement between Batterymarch Financial Management, Inc. and Met Investors Advisory, LLC with respect to the Legg Mason Partners Managed Assets Portfolio is incorporated by reference to Exhibit (d)(52)(b) to Post-Effective Amendment No. 23.

(d)(52)(c) Form of Investment Advisory Agreement between CAM North America, LLC (currently known as ClearBridge Advisors LLC) and Met Investors Advisory, LLC with respect to the Legg Mason Partners Managed Assets Portfolio is incorporated by reference to Exhibit (d)(52)(c) to Post-Effective Amendment No. 24 filed with the SEC on

Exhibit No.                        Description of Exhibits
--------------   ---------------------------------------------------------------
                 August 16, 2006 ("Post-Effective Amendment No. 24").

(d)(52)(d) Form of Investment Advisory Agreement between Legg Mason Global Allocation Group, LLC and Met Investors Advisory, LLC with respect to Legg Mason Partners Managed Assets Portfolio is incorporated by reference to Exhibit (d)(52)(d) to Post-Effective Amendment No. 27.

(d)(53) Form of Investment Advisory Agreement between Massachusetts Financial Services Company and Met Investors Advisory, LLC with respect to the MFS(R) Emerging Markets Equity Portfolio is incorporated by reference to Exhibit (d)(53) to Post-Effective Amendment No. 23.

(d)(54) Form of Investment Advisory Agreement between Loomis, Sayles & Company, L.P. and Met Investors Advisory, LLC with respect to the Loomis Sayles Global Markets Portfolio is incorporated by reference to Exhibit (d)(54) to Post-Effective Amendment No. 22.

(d)(55) Form of Investment Advisory Agreement between Janus Capital Management LLC and Met Investors Advisory, LLC with respect to the Janus Capital Appreciation Portfolio (currently known as Janus Forty Portfolio) is incorporated by reference to Exhibit
                 (d)(55) to Post-Effective Amendment No. 23.

(d)(56) Form of Investment Advisory Agreement between Lazard Asset Management LLC and Met Investors Advisory, LLC with respect to the Lazard Mid-Cap Portfolio is incorporated by reference to Exhibit (d)(56) to Post-Effective Amendment No. 23.

(d)(57) Form of Investment Advisory Agreement between Gallatin Asset Management, Inc. and Met Investors Advisory, LLC with respect to the Strategic Growth Portfolio is incorporated by reference to Exhibit (d)(57) to Post-Effective Amendment No. 25.

(d)(58) Form of Investment Advisory Agreement between Gallatin Asset Management, Inc. and Met Investors Advisory, LLC with respect to the Strategic Growth and Income Portfolio is incorporated by reference to Exhibit (d)(58) to Post-Effective Amendment No. 25.

(d)(59) Form of Investment Advisory Agreement between Gallatin Asset Management, Inc. and Met Investors Advisory, LLC with respect to the Strategic Conservative Growth Portfolio is incorporated by reference to Exhibit (d)(59) to Post-Effective Amendment No. 25.

(d)(60) Form of Investment Advisory Agreement between Morgan Stanley Asset Management and Met Investors Advisory, LLC with respect to the Van Kampen Mid-Cap Growth Portfolio is incorporated by reference to Exhibit (d)(60) to Post-Effective Amendment No. 25.

(d)(61)          Form of Investment Advisory Agreement between CAM North

Exhibit No.                        Description of Exhibits
--------------   ---------------------------------------------------------------
                 America, LLC (ClearBridge Advisors LLC) and Met Investors
                 Advisory, LLC with respect to the Legg Mason Aggressive Growth
                 Portfolio(currently known as Legg Mason Partners Aggressive
                 Growth Portfolio) is incorporated by reference to Exhibit
                 (d)(61) to Post-Effective Amendment No. 25.

(d)(62) Form of Investment Advisory Agreement between BlackRock Financial Management, Inc. and Met Investors Advisory, LLC with respect to the BlackRock High Yield Portfolio is incorporated by reference to Exhibit (d)(62) to Post-Effective Amendment No. 24.

(d)(63) Form of Investment Advisory Agreement between BlackRock Advisors, LLC and Met Investors Advisory, LLC with respect to the BlackRock Large-Cap Core Portfolio is incorporated by reference to Exhibit (d)(63) to Post-Effective Amendment No. 25.

(d)(64) Form of Investment Advisory Agreement between Rainier Investment Management, Inc. and Met Investors Advisory LLC with respect to the Rainier Large Cap Equity Portfolio, is incorporated by reference to Exhibit (d)(64) to Post-Effective Amendment No. 28.

(d)(65) Form of Investment Advisory Agreement between Franklin Mutual Advisers, LLC and Met Investors Advisory LLC with respect to the Met/Franklin Mutual Shares Portfolio is incorporated by Reference to Exhibit (d)(65) to Post-Effective Amendment No. 29.

(d)(66) Form of Investment Advisory Agreement between Templeton Global Advisors Limited and Met Investors Advisory, LLC with respect to the Met/Templeton Growth Portfolio is incorporated by Reference to Exhibit (d)(66) to Post-Effective Amendment No. 29.

(d)(67) Form of Investment Advisory Agreement between Franklin Advisers, Inc. and Met Investors Advisory, LLC with respect to the Met/Franklin Income Portfolio is incorporated by Reference to Exhibit (d)(67) to Post-Effective Amendment No. 29.

(d)(68) Form of Investment Advisory Agreement between ING Clarion Real Estate Securities L.P. and Met Investors Advisory, LLC with respect to the Clarion Global Real Estate Portfolio is incorporated by Reference to Exhibit (d)(68) to Post-Effective Amendment No. 29.

(e)(1) Form of Participation Agreement is incorporated by reference to Exhibit (e)(1) to Post-Effective Amendment No. 4.

 (e)(1)(i) Form of Participation Agreement with respect to American Funds Insurance Series is incorporated by Reference to Exhibit (e)(1)
                 (i) to Post-Effective Amendment No. 29.

(e)(1)(ii) Form of Participation Agreement with respect to American Funds Insurance Series is incorporated by Reference to Exhibit (e)(1)
                 (ii) to

Exhibit No.                        Description of Exhibits
--------------   ---------------------------------------------------------------
                 Post-Effective Amendment No. 29.

(e)(2) Form of Second Amended and Restated Distribution Agreement between the Registrant and MetLife Investors Distribution Company with respect to the Class A shares is incorporated by reference to Exhibit (e)(2) to Post-Effective Amendment No. 9.

(e)(2)(i) Form of Amendment No. 1 to Second Amended and Restated Distribution Agreement with respect to the Class A shares is incorporated by reference to Exhibit (e)(2)(i) to Post-Effective Amendment No. 9.

(e)(2)(ii) Form of Amendment No. 2 to Second Amended and Restated Distribution Agreement with respect to Class A shares is incorporated by reference to Exhibit (e)(2)(ii) to Post-Effective Amendment No. 11.

(e)(2)(iii) Form of Amendment No. 3 to Second Amended and Restated Distribution Agreement with respect to Class A shares is incorporated by reference to Exhibit (e)(2)(iii) to Post-Effective Amendment No. 13.

(e)(2)(iv) Form of Amendment No. 4 to Second Amended and Restated Distribution Agreement with respect to Class A shares is incorporated by reference to Exhibit (e)(2)(iv) to Post-Effective Amendment No. 15.

(e)(2)(v) Form of Amendment No. 5 to Second Amended and Restated Distribution Agreement with respect to Class A shares is incorporated by reference to Exhibit (e)(2)(v) to Post-Effective Amendment No. 17.

(e)(2)(vi) Form of Amendment No. 6 to Second Amended and Restated Distribution Agreement with respect to Class A shares is incorporated by reference to Exhibit (e)(2)(vi) to Post-Effective Amendment No. 19.

(e)(2)(vii) Form of Amendment No. 7 to Second Amended and Restated Distribution Agreement with respect to Class A shares is incorporated by reference to Exhibit (e)(2)(vii) to Post-Effective Amendment No. 20 to the Registration Statement filed with the SEC on August 12, 2005 ("Post-Effective Amendment No. 20").

(e)(2)(viii)     Form of Amendment No. 8 to Second Amended and Restated
                 Distribution Agreement with respect to Class A shares is incorporated by reference to Exhibit (e)(2)(viii) to Post-Effective Amendment No. 22.

(e)(2)(ix) Form of Amendment No. 9 to Second Amended and Restated Distribution Agreement with respect to Class A shares is incorporated by reference to Exhibit (e)(2)(ix) to Post-Effective Amendment No. 22.

(e)(2)(x) Form of Amendment No. 10 to Second Amended and Restated Distribution Agreement with respect to Class A shares is incorporated by reference to Exhibit (e)(2)(x) to Post-Effective Amendment No. 22.

Exhibit No.                        Description of Exhibits
--------------   ---------------------------------------------------------------
(e)(2)(xi)       Form of Amendment No. 11 to Second Amended and Restated
                 Distribution Agreement with respect to Class A shares is incorporated by reference to Exhibit (e)(2)(xi) to Post-Effective Amendment No. 28.

(e)(2)(xii) Form of Amendment No. 12 to Second Amended and Restated Distribution Agreement with respect to Class A shares is incorporated by Reference to Exhibit (e)(2)(xii) to Post-Effective Amendment No. 29.

(e)(3) Form of Second Amended and Restated Distribution Agreement between the Registrant and MetLife Investors Distribution Company with respect to the Class B shares is incorporated by reference to Exhibit (e)(3) to Post-Effective Amendment No. 9.

(e)(3)(i) Form of Amendment No. 1 to Second Amended and Restated Distribution Agreement with respect to the Class B shares is incorporated by reference to Exhibit (e)(3)(i) to Post-Effective Amendment No. 9.

(e)(3)(ii) Form of Amendment No. 2 to Second Amended and Restated Distribution Agreement with respect to Class B shares is incorporated by reference to Exhibit (e)(3)(ii) to Post-Effective Amendment No. 11.

(e)(3)(iii) Form of Amendment No. 3 to Second Amended and Restated Distribution Agreement with respect to Class B shares is incorporated by reference to Exhibit (e)(3)(iii) to Post-Effective Amendment No. 13.

(e)(3)(iv) Form of Amendment No. 4 to Second Amended and Restated Distribution Agreement with respect to Class B shares is incorporated by reference to Exhibit (e)(3)(iv) to Post-Effective Amendment No. 15.

(e)(3)(v) Form of Amendment No. 5 to Second Amended and Restated Distribution Agreement with respect to Class B shares is incorporated by reference to Exhibit (e)(3)(v) to Post-Effective Amendment No. 17.

(e)(3)(vi) Form of Amendment No. 6 to Second Amended and Restated Distribution Agreement with respect to Class B shares is incorporated by reference to Exhibit (e)(3)(vi) to Post-Effective Amendment No. 19.

(e)(3)(vii) Form of Amendment No. 7 to Second Amended and Restated Distribution Agreement with respect to Class B shares is incorporated by reference to Exhibit (e)(3)(vii) to Post-Effective Amendment No. 20.

(e)(3)(viii)     Form of Amendment No. 8 to Second Amended and Restated
                 Distribution Agreement with respect to Class B shares is incorporated by reference to Exhibit (e)(3)(viii) to Post-Effective Amendment No. 22.

(e)(3)(ix) Form of Amendment No. 9 to Second Amended and Restated Distribution Agreement with respect to Class B shares is incorporated

Exhibit No.                        Description of Exhibits
--------------   ---------------------------------------------------------------
                 by reference to Exhibit (e)(3)(ix) to Post-Effective Amendment
                 No. 22.

(e)(3)(x) Form of Amendment No. 10 to Second Amended and Restated Distribution Agreement with respect to Class B shares is incorporated by reference to Exhibit (e)(3)(x) to Post-Effective Amendment No. 24.

(e)(3)(xi) Form of Amendment No. 11 to Second Amended and Restated Distribution Agreement with respect to Class B shares is incorporated by reference to Exhibit (e)(3)(xi) to Post-Effective Amendment No. 28.

(e)(3)(xii) Form of Amendment No. 12 to Second Amended and Restated Distribution Agreement with respect to Class B shares is incorporated by Reference to Exhibit (e)(3)(xii) to Post-Effective Amendment No. 29.

(e)(4) Form of Amended and Restated Distribution Agreement between the Registrant and MetLife Investors Distribution Company with respect to the Class E shares is incorporated by reference to Exhibit (e)(4) to Post-Effective Amendment No. 9.

(e)(4)(i) Form of Amendment No. 1 to Amended and Restated Distribution Agreement with respect to Class E shares is incorporated by reference to Exhibit (e)(4)(i) to Post-Effective Amendment No. 9.

(e)(4)(ii) Form of Amendment No. 2 to Amended and Restated Distribution Agreement with respect to Class E shares is incorporated by reference to Exhibit (e)(4)(ii) to Post-Effective Amendment No. 11.

(e)(4)(iii) Form of Amendment No. 3 to Amended and Restated Distribution Agreement with respect to Class E shares is incorporated by reference to Exhibit (e)(4)(iii) to Post-Effective Amendment No. 13.

(e)(4)(iv) Form of Amendment No. 4 to Amended and Restated Distribution Agreement with respect to Class E shares is incorporated by reference to Exhibit (e)(4)(iv) to Post-Effective Amendment No. 15.

(e)(4)(v) Form of Amendment No. 5 to Amended and Restated Distribution Agreement with respect to Class E shares is incorporated by reference to Exhibit (e)(4)(v) to Post-Effective Amendment No. 17.

(e)(4)(vi) Form of Amendment No. 6 to Amended and Restated Distribution Agreement with respect to Class E shares is incorporated by reference to Exhibit (e)(4)(vi) to Post-Effective Amendment No. 19.

(e)(4)(vii) Form of Amendment No. 7 to Amended and Restated Distribution Agreement with respect to Class E shares is incorporated by reference to Exhibit (e)(4)(vii) to Post-Effective Amendment No. 20.

(e)(4)(viii)     Form of Amendment No. 8 to Amended and Restated Distribution
                 Agreement with respect to Class E shares is incorporated by reference to Exhibit (e)(4)(viii) to Post-Effective Amendment
                 No. 22.

Exhibit No.                        Description of Exhibits
--------------   ---------------------------------------------------------------
(e)(4)(ix)       Form of Amendment No. 9 to Amended and Restated Distribution
                 Agreement with respect to Class E shares is incorporated by reference to Exhibit (e)(4)(ix) to Post-Effective Amendment No.
                 22.

(e)(4)(x) Form of Amendment No. 10 to Amended and Restated Distribution Agreement with respect to Class E shares is incorporated by reference to Exhibit (e)(4)(x) to Post-Effective Amendment No. 24.

(e)(4)(xi) Form of Amendment No. 11 to Amended and Restated Distribution Agreement with respect to Class E shares is incorporated by reference to Exhibit (e)(4)(xi) to Post-Effective Amendment No. 28.

(e)(4)(xii) Form of Amendment No. 12 to Amended and Restated Distribution Agreement with respect to Class E shares is incorporated by Reference to Exhibit (e)(4)(xii) to Post-Effective Amendment No. 29.

(e)(5)(i) Form of Second Amended and Restated Distribution Agreement between the Registrant and MetLife Investors Distribution Company with respect to Class C shares is incorporated by reference to Exhibit (e)(5)(i) to Post-Effective Amendment No. 9.

(e)(5)(ii) Form of Amendment No. 1 to Second Amended and Restated Distribution Agreement with respect to Class C shares is incorporated by reference to Exhibit (e)(5)(ii) to Post-Effective Amendment No. 9.

(e)(5)(iii) Form of Amendment No. 2 to Second Amended and Restated Distribution Agreement with respect to Class C shares is incorporated by reference to Exhibit (e)(5)(iii) to Post-Effective Amendment No. 11.

(e)(5)(iv) Form of Amendment No. 3 to Second Amended and Restated Distribution Agreement with respect to Class C shares is incorporated by reference to Exhibit (e)(5)(iv) to Post-Effective Amendment No. 13.

(e)(5)(v) Form of Amendment No. 4 to Second Amended and Restated Distribution Agreement with respect to Class C shares is incorporated by reference to Exhibit (e)(5)(v) to Post-Effective Amendment No. 15.

(e)(5)(vi) Form of Amendment No. 5 to Second Amended and Restated Distribution Agreement with respect to Class C shares is incorporated by reference to Exhibit (e)(5)(vi) to Post-Effective Amendment No. 17.

(e)(5)(vii) Form of Amendment No. 6 to Second Amended and Restated Distribution Agreement with respect to Class C shares is incorporated by reference to Exhibit (e)(5)(vii) to Post-Effective Amendment No. 19.

(e)(5)(viii)     Form of Amendment No. 7 to Second Amended and Restated
                 Distribution Agreement with respect to Class C shares is incorporated by reference to Exhibit (e)(5)(viii) to Post-Effective Amendment No. 20.

(e)(5)(ix)       Form of Amendment No. 8 to Second Amended and Restated

Exhibit No.                        Description of Exhibits
--------------   ---------------------------------------------------------------
                 Distribution Agreement with respect to Class C shares is incorporated by reference to Exhibit (e)(5)(ix) to Post-Effective Amendment No. 22.

(e)(5)(x) Form of Amendment No. 9 to Second Amended and Restated Distribution Agreement with respect to Class C shares is incorporated by reference to Exhibit (e)(5)(x) to Post-Effective Amendment No. 22.

(e)(5)(xi) Form of Amendment No. 10 to Second Amended and Restated Distribution Agreement with respect to Class C shares is incorporated by reference to Exhibit (e)(5)(xi) to Post-Effective Amendment No. 24.

(e)(5)(xii) Form of Amendment No. 11 to Second Amended and Restated Distribution Agreement with respect to Class C shares is incorporated by reference to Exhibit (e)(5)(xii) to Post-Effective Amendment No. 28.

(e)(5)(xiii)     Form of Amendment No. 12 to Second Amended and Restated
                 Distribution Agreement with respect to Class C shares is incorporated by Reference to Exhibit (e)(5)(xiii) to Post-Effective Amendment No. 29.

(f) Form of Deferred Compensation Plan is incorporated by reference to Exhibit (f) to the Registration Statement.

(g)(1)(i)        Deleted.

(g)(1)(ii) Form of Custodian Agreement between Registrant and State Street Bank and Trust Company is incorporated by reference to Exhibit
                 (g)(1)(ii) to Post-Effective Amendment No. 5.

(h)(1)(i)        Deleted.

(h)(1)(ii) Form of Transfer Agency and Service Agreement between Registrant and State Street Bank and Trust Company is incorporated by reference to Exhibit (h)(1)(ii) to Post-Effective Amendment No. 5.

(h)(2)(i)        Deleted.

(h)(2)(ii) Form of Administration Agreement between Registrant and State Street Bank and Trust Company is incorporated by reference to Exhibit (h)(2)(ii) to Post-Effective Amendment No. 5.

(h)(3)(i) Revised Form of Expense Limitation Agreement between Registrant and Met Investors Advisory Corp. is incorporated by reference to Exhibit (h)(3)(i) to Post-Effective Amendment No. 1 to the Registration Statement filed with the SEC on APRIL 25, 2001 ("Post-Effective Amendment No. 1").

(h)(3)(ii) Form of Amendment No. 1 to Expense Limitation Agreement between Registrant and Met Investors Advisory Corp. is incorporated by reference to Exhibit (h)(3)(ii) to Post-Effective Amendment No. 4.

(h)(3)(iii)      Form of Amended and Restated Expense Limitation Agreement

Exhibit No.                        Description of Exhibits
--------------   ---------------------------------------------------------------
                 between Registrant and Met Investors Advisory Corp. is incorporated by reference to Exhibit (h)(3)(iii) to Post-Effective Amendment No. 6.

(h)(3)(iv) Form of Amendment No. 1 to Amended and Restated Expense Limitation Agreement between Registrant and Met Investors Advisory, LLC is incorporated by reference to Exhibit
                 (h)(3)(iv) to Post-Effective Amendment No. 6.

(h)(3)(v) Form of Amendment No. 2 to Amended and Restated Expense Limitation Agreement between Registrant and Met Investors Advisory, LLC is incorporated by reference to Exhibit (h)(3)(v) to Post-Effective Amendment No. 9.

(h)(3)(vi) Form of Amendment No. 3 to Amended and Restated Expense Limitation Agreement between Registrant and Met Investors Advisory, LLC is incorporated by reference to Exhibit
                 (h)(3)(vi) to Post-Effective Amendment No. 13.

(h)(3)(vii) Form of Amendment No. 4 to Amended and Restated Expense Limitation Agreement between Registrant and Met Investors Advisory, LLC is incorporated by reference to Exhibit
                 (h)(3)(vii) to Post-Effective Amendment No. 15.

(h)(3)(viii)     Form of Amendment No. 5 to Amended and Restated Expense
                 Limitation Agreement between Registrant and Met Investors
                 Advisory, LLC is incorporated by reference to Exhibit
                 (h)(3)(viii) to Amendment No. 17.

(h)(3)(ix) Form of Amendment No. 6 to Amended and Restated Expense Limitation Agreement between Registrant and Met Investors Advisory, LLC is incorporated by reference to Exhibit
                 (h)(3)(ix) to Post-Effective Amendment No. 19.

(h)(3)(x) Form of Amendment No. 7 to Amended and Restated Expense Limitation Agreement between Registrant and Met Investors Advisory, LLC is incorporated by reference to Exhibit (h)(3)(x) to Post-Effective Amendment No. 21.

(h)(3)(xi) Form of Amendment No. 8 to Amended and Restated Expense Limitation Agreement between Registrant and Met Investors Advisory, LLC is incorporated by reference to Exhibit
                 (h)(3)(xi) to Post-Effective Amendment No. 22.

(h)(4)(xii) Form of Amendment No. 9 to Amended and Restated Expense Limitation Agreement between Registrant and Met Investors Advisory, LLC is incorporated by reference to Exhibit
                 (h)(4)(xii) to Post-Effective Amendment No. 22.

(h)(4)(xiii)     Form of Amendment No. 10 to Amended and Restated Expense
                 Limitation Agreement between Registrant and Met Investors
                 Advisory,

Exhibit No.                        Description of Exhibits
--------------   ---------------------------------------------------------------
                 LLC is incorporated by reference to Exhibit (h)(4)(xiii) to Post-Effective Amendment No. 24.

(h)(4)(xiv) Form of Amendment No. 11 to Amended and Restated Expense Limitation Agreement between Registrant and Met Investors Advisory, LLC is incorporated by reference to Exhibit
                 (h)(4)(xiv) to Post-Effective Amendment No. 26.

(h)(4)(xv) Form of Amendment No. 12 to Amended and Restated Expense Limitation Agreement between Registrant and Met Investors Advisory, LLC is incorporated by reference to Exhibit
                 (h)(4)(xv) to Post-Effective Amendment No. 28.

(h)(4)(xvi) Form of Amendment No. 13 to Amended and Restated Expense Limitation Agreement is incorporated by Reference to Exhibit
                 (h)(4)(xvi) to Post-Effective Amendment No. 29.

(h)(4)(xvii)     Form of Amendment No. 14 to Amended and Restated Expense
                 Limitation Agreement is Filed Herein.

(i)(1) Opinion and Consent of Sullivan & Worcester LLP dated October 23, 2000 is incorporated by reference to Exhibit (i)(1) to the Registration Statement.

(i)(2) Opinion and Consent of Sullivan & Worcester LLP dated December 29, 2000 is incorporated by reference to Exhibit (i)(2) to Pre-Effective Amendment No. 1.

(i)(3) Opinion and Consent of Sullivan & Worcester LLP dated July 23, 2001 is incorporated by reference to Exhibit (i)(3) to Post-Effective Amendment No. 4.

(i)(4) Opinion and Consent of Sullivan & Worcester LLP dated February 14, 2002 is incorporated by reference to Exhibit (i)(4) to Post-Effective Amendment No. 6.

(i)(5) Opinion and Consent of Sullivan & Worcester LLP dated February 14, 2003 is incorporated by reference to Exhibit (i)(5) to Post-Effective Amendment No. 9.

(i)(6) Opinion and Consent of Sullivan & Worcester LLP dated August 28, 2003 is incorporated by reference to Exhibit (i)(6) to Post-Effective Amendment No. 11.

(i)(7) Opinion and Consent of Sullivan & Worcester LLP dated February 13, 2004 is incorporated by reference to Exhibit (i)(7) to Post-Effective Amendment No. 13.

(i)(8) Opinion and Consent of Sullivan & Worcester LLP dated August 19, 2004 is incorporated by reference to Exhibit (i)(8) to Post-Effective Amendment No. 15.

Exhibit No.                        Description of Exhibits
--------------   ---------------------------------------------------------------
(i)(9)           Opinion and Consent of Sullivan & Worcester LLP dated February
                 15, 2005 is incorporated by reference to Exhibit (i)(9) to Post-Effective Amendment No. 17.

(i)(10) Opinion and Consent of Sullivan & Worcester LLP dated June 24, 2005 is incorporated by reference to Exhibit (i)(10) to Post-Effective Amendment No. 19.

(i)(11) Opinion and Consent of Sullivan & Worcester LLP dated August 12, 2005 is incorporated by reference to Exhibit (i)(11) to Post-Effective Amendment No. 20.

(i)(12) Opinion and Consent of Sullivan & Worcester LLP dated October 28, 2005 is incorporated by reference to Exhibit (i)(12) to Post-Effective Amendment No. 21.

(i)(13) Opinion and Consent of Sullivan & Worcester LLP dated January 31, 2006 is incorporated by reference to Exhibit (i)(13) to Post-Effective Amendment No. 22.

(i)(14) Opinion and Consent of Sullivan & Worcester LLP dated August 15, 2006 is incorporated by reference to Exhibit (i)(14) to Post-Effective Amendment No. 24.

(i)(15) Opinion and Consent of Sullivan & Worcester LLP dated August 16, 2007 is incorporated by reference to Exhibit (i)(15) to Post-Effective Amendment No. 28.

(i)(16) Opinion and Consent of Sullivan & Worcester LLP dated February 13, 2008 is incorporated by Reference to Exhibit (i)(16) to Post-Effective Amendment No. 29.

(j)(1)           Deleted.

(j)(2)           Consent of Deloitte & Touche LLP is filed herein.

(k)              Not Applicable.

(l)              Not Applicable.

(m)(1) Form of Distribution Plan Pursuant to Rule 12b-1 for the Registrant's Class B shares is incorporated by reference to Exhibit (m)(1) to the Registration Statement.

(m)(2) Form of Distribution Plan Pursuant to Rule 12b-1 for the Registrant's Class E shares is incorporated by reference to Exhibit (m)(2) to Post-Effective Amendment No. 3 to the Registration Statement filed with the SEC on May 18, 2001.

(m)(3) Form of Distribution Plan Pursuant to Rule 12b-1 for the Registrant's Class C shares is incorporated by reference to Exhibit (m)(3) to Post-Effective Amendment No. 6.

Exhibit No.                        Description of Exhibits
--------------   ---------------------------------------------------------------
(n)              Form of Plan Pursuant to Rule 18f-3 is incorporated by
                 reference to Exhibit (n) to the Registration Statement.

(o)              Reserved

(p)(1) Code of Ethics of Met Investors Series Trust, Met Investors Advisory, LLC and MetLife Investors Distribution Company is incorporated by reference to Exhibit (p)(1) to Post-Effective Amendment No. 23.

(p)(2)           Deleted.

(p)(3) Code of Ethics of Lord, Abbett & Co. is incorporated by reference to Exhibit (p)(3) to Post-Effective Amendment No. 27.

(p)(4)           Deleted.

(p)(5)           Deleted.

(p)(6)           Code of Ethics of Janus Capital Management LLC is filed herein.

(p)(7)           Code of Ethics of OppenheimerFunds, Inc. is filed herein.

(p)(8) Code of Ethics of Massachusetts Financial Services Company is filed herein.

(p)(9)           Deleted.

(p)(10) Code of Ethics of Pacific Investment Management Company LLC is incorporated by reference to Exhibit (p)(10) to Post-Effective Amendment No. 27.

(p)(11)          Deleted.

(p)(12) Code of Ethics of AIM Management Group, Inc. is incorporated by reference to Exhibit (p)(12) to Post-Effective Amendment No.
                 27. (p)(13) Deleted.

(p)(14)          Code of Ethics of Third Avenue Management, LLC is filed herein.

(p)(15) Code of Ethics of T. Rowe Price Associates, Inc. is incorporated by reference to Exhibit (p)(15) to Post-Effective Amendment No. 23.

(p)(16)          Code of Ethics of Harris Associates L.P. is filed herein.

(p)(17)          Deleted.

(p)(18) Code of Ethics of Turner Investment Partners, Inc. is filed herein.

(p)(19) Code of Ethics of Goldman Sachs Investment Management, L.P. is filed herein.

(p)(20) Code of Ethics of RCM Capital Management LLC is incorporated by reference to Exhibit (p)(20) to Post-Effective Amendment No. 18 to the Registration Statement filed with the SEC on May 3, 2005 ("Post-Effective Amendment No. 18").

Exhibit No.                        Description of Exhibits
--------------   ---------------------------------------------------------------
(p)(21)          Code of Ethics of Morgan Stanley Asset Management, Inc. is
                 incorporated by reference to Exhibit (p)(21) to Post-Effective
                 Amendment No. 27.

(p)(22) Code of Ethics of Gallatin Asset Management is incorporated by reference to Exhibit (p)(22) to Post-Effective Amendment No. 23.

(p)(23) Code of Ethics of Legg Mason Capital Management, Inc. is filed herein.

(p)(24) Code of Ethics of Batterymarch Financial Management, Inc. is incorporated by reference to Exhibit (p)(24) to Post-Effective Amendment No. 27.

(p)(25)          Deleted.

(p)(26)          Deleted.

(p)(27) Code of Ethics of Pioneer Investment Management, Inc. is incorporated by reference to Exhibit (p)(27) to Post-Effective Amendment No. 23.

(p)(28) Code of Ethics of Dreman Value Management LLC is incorporated by reference to Exhibit (p)(28) to Post-Effective Amendment No. 23.

(p)(29)          Code of Ethics of Loomis, Sayles & CO., L.P. is filed herein.

(p)(30) Code of Ethics of Western Asset Management Company is filed herein.

(p)(31) Code of Ethics of Lazard Asset Management LLC is incorporated by reference to Exhibit (p)(31) to Post-Effective Amendment No. 27.

(p)(32)          Code of Ethics of ClearBridge Advisors, LLC is filed herein.

(p)(33) Code of Ethics of BlackRock Advisors, LLC. and BlackRock Financial Management, Inc. is incorporated by reference to Exhibit (p)(33) to Post-Effective Amendment No. 24.

(p)(34) Code of Ethics of Legg Mason Global Allocation Group, LLC is incorporated by reference to Exhibit (p)(34) to Post-Effective Amendment No. 26.

(p)(35) Code of Ethics of Rainier Investment Management, Inc. is incorporated by reference to Exhibit (p)(35) to Post-Effective Amendment No. 28.

(p)(36) Code of Ethics of Franklin Templeton Investments is incorporated by Reference to Exhibit (p)(36) to Post-Effective Amendment No. 29.

(p)(37) Code of Ethics of ING Clarion Real Estate Securities L.P. IS filed HEREIN.

(q) Powers of Attorney are incorporated by reference to Exhibit (q) to Pre-Effective Amendment No. 1, Post-Effective Amendments No. 2, No. 9

Exhibit No.                        Description of Exhibits
--------------   ---------------------------------------------------------------
                 and No. 28 and are filed herein.


Item 24. Persons Controlled by or Under Common Control with Registrant
         -------------------------------------------------------------

     As of the effective date of this Post-Effective Amendment, the separate accounts of Metropolitan Life Insurance Company, MetLife Investors USA Insurance Company, MetLife Investors Insurance Company, First MetLife Investors Insurance Company, New England Financial Life Insurance Company, General American Life Insurance Company, MetLife Insurance Company of Connecticut control the Registrant by virtue of their ownership of substantially all of the Registrant's outstanding shares. Each such insurance company, other than Metropolitan Life Insurance Company, is a wholly-owned indirect subsidiary of Metropolitan Life Insurance Company. Each insurance company is a wholly-owned direct or indirect subsidiary of MetLife, Inc.

Item 25. Indemnification
         ---------------

     Reference is made to the following documents:

          Agreement and Declaration of Trust, as filed as Exhibit (a)(1) hereto;

          By-Laws as filed as Exhibit 2 hereto;

          Form of Participation Agreement between Registrant, Met Investors Advisory, LLC, and a participating insurance company as filed as Exhibit (e)(1) hereto;

          Form of Participation Agreement among Registrant, Met Investors Advisory, LLC, American Funds Insurance Series, Capital Research and Management Company, MetLife Investors USA Insurance Company, MetLife Investors Insurance Company and First MetLife Investors Insurance Company as filed as Exhibit (e)(1)(i) hereto; and

          Form of Participation Agreement among Registrant, American Funds Insurance Series, Capital Research and Management Company and MetLife Investors USA Insurance Company as filed as Exhibit (e)(1)(ii) hereto.

     Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the "Act") may be permitted to Trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the Act, and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by any such Trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

     The Registrant, its Trustees and officers, are insured under a policy of insurance maintained by the Registrant within the limits and subject to the limitations of the policy, against certain expenses in connection with the defense of actions suits or proceedings, and certain liabilities that might me imposed as a result of such actions, suits or proceedings, to which they are parties by reason of being or having been such Trustees or officers. The policy expressly excludes coverage for any Trustee or officer whose personal dishonesty, fraudulent breach of trust, lack of good faith, or intention to deceive or defraud has been finally adjudicated or may be established or who willfully fails to act prudently.

Item 26. Business and Other Connections of the Investment Adviser
         --------------------------------------------------------

     See "Management of the Trust" in the Prospectus and "Officers and Trustees" in the Statement of Additional Information for information regarding Met Investors Advisory LLC (the "Manager"). For information as to the business, profession, vocation or employment of a substantial nature of each of the officers and directors of the Manager, reference is made to the Manager's current Form ADV filed under the Investment Advisers Act of 1940, incorporated herein by reference (File No. 801-10079).

     With respect to information regarding the Advisers, reference is hereby made to "Management of the Trust" in the Prospectus. For information as to the business, profession, vocation or employment of a substantial nature of each of the officers and directors of the Advisers, reference is made to the current Form ADVs of the Advisers filed under the Investment Advisers Act of 1940, incorporated herein by reference and the file numbers of which are as follows:

Lord, Abbett & Co. LLC                     OppenheimerFunds, Inc.
   File No. 801-6997                          File No. 801-8253

                                           Massachusetts Financial Services
                                           Company
                                              File No. 801-17352

Pacific Investment Management Company LLC  Harris Associates L.P.
   File No. 801-48187                         File No. 801-50333

AIM Advisors, Inc.                         T. Rowe Price Associates, Inc.
   File No. 801-12313                         File No. 801-856

Third Avenue Management LLC
   File No. 801-27792

Turner Investment Partners, Inc.           RCM Capital Management LLC
   File No. 801-36220                         File No. 801-56308

Goldman Sachs Asset Management, L.P.       Van Kampen Asset Management
   File No. 801-37591                         File No. 801-1669

Janus Capital Management LLC               Gallatin Asset Management, Inc.
   File No. 801-13991                         File No. 801-64561

Batterymarch Financial Management, Inc.    Legg Mason Capital Management, Inc.
   File No. 801-48035                         File No. 801-18115

Loomis, Sayles & Company, L.P.             ING Clarion Global Real Estate
   File No. 801-170                        Securities L.P.
                                              File No. 801-49083

Pioneer Investment Management, Inc.        Dreman Value Management LLC
   File No. 801-8255                          File No. 801-54255

Western Asset Management Company           Lazard Asset Management LLC
   File No. 801-8162                          File No. 801-61701

Legg Mason Global Allocation Group, LLC    BlackRock Advisors, LLC
   File No. 801-67287                         File No. 801-47710

ClearBridge Advisors, LLC                  BlackRock Financial Management, Inc.
   File No. 801-64710                         File No. 801-48433

Rainier Investment Management, Inc.        Franklin Mutual Advisers, LLC
   File No. 801-35638                         File No. 801-53068
                                           Templeton Global Advisors Limited
                                              File No. 801-42343

                                           Franklin Advisers, Inc.
                                              File No. 801-26292

Item 27. Principal Underwriter
         ---------------------

          (a) MetLife Investors Distribution Company is the principal underwriter for the following management investment companies (other than the Registrant) and separate accounts: MetLife Investors USA Life Insurance Company Separate Account A, MetLife Investors Variable Annuity Account Five, MetLife Investors Variable Annuity Account One, MetLife Investors Variable Life Account One, MetLife Investors Variable Life Account Five, First MetLife Investors Variable Annuity Account One.

          (b) Officers and Directors of MetLife Investors Distribution Company
              ----------------------------------------------------------------

   Name and Principal    Positions and Offices With   Positions and Offices With
     Business Address      Principal Underwriter              Registrant
-----------------------  --------------------------   --------------------------
     Paul A. Sylvester    President, National Sales
                           Manager-Annuities & LTC
   Elizabeth M. Forget    Executive Vice President,      President, Trustee
                         Investment Fund Management
                                & Marketing

   Name and Principal     Positions and Offices With     Positions and Offices
     Business Address       Principal Underwriter           With Registrant
-----------------------  ---------------------------     ---------------------
     Paul A. LaPiana      Executive Vice President,
                         National Sales Manager-Life
   Richard C. Pearson    Executive Vice President,           Vice President,
                         General Counsel, Secretary             Secretary
    Leslie Sutherland    Senior Vice President, Channel
                              Head-Broker/Dealers
   Douglas P. Rodgers    Senior Vice President, Channel
                                   Head-LTC
     Curtis Wohlers      Senior Vice President, Channel
                                 Head-Planners
     Myrna Solomon           Senior Vice President,
                              Channel Head-Banks
     Andrew Aiello       Senior Vice President,
                         Distribution Head-National
                              Accounts Channel
     Edward C. Wilson    Senior Vice President, Channel
                                Head-Wirehouse
     Jeffrey A. Barker   Senior Vice President, Channel
                          Head - Independent Accounts
   Eric T. Steigerwalt          Treasurer
     Jay S. Kaduson        Senior Vice President
   Debora L. Buffington  Vice President, Director of
                                Compliance
     Peter Gruppuso      Vice President and Chief
                            Financial Officer
     David DeCarlo           Vice President
     Charles M. Deuth    Vice President, National
                                Accounts
   James R. Fitzpatrick      Vice President
     Paul M. Kos             Vice President
     Deron J. Richens        Vice President
     Cathy Sturdivant        Vice President
     Paulina Vakouros        Vice President
       James Allen       Assistant Vice President
       Leo R. Brown      Assistant Vice President
   Gregory M. Harrison   Assistant Vice President
   Jonnie L. Crawford      Assistant Secretary
     James W. Koeger       Assistant Treasurer
   Michael K. Farrell           Director
   William J. Toppeta           Director
     Craig W. Markham    Director, Vice President

     The principal business address of each officer and director is 5 Park Plaza, Suite 1900, Irvine, California 92614.

     (c) Inapplicable

Item 28. Location of Accounts and Records
         --------------------------------


     The Registrant maintains the records required by Section 31(a) of the 1940 Act and Rules 31a-1 to 31a-3 inclusive thereunder at its principal office, located at 5 Park Plaza, Suite 1900, Irvine, California 92614 as well as at the offices of its manager, investment advisers and administrator: Met Investors Advisory LLC, 5 Park Plaza, Suite 1900, Irvine, California 92614; Lord, Abbett & Co. LLC, 90 Hudson Street, Jersey City, New Jersey 07302; Janus Capital Management LLC, 100 Fillmore Street, Denver, Colorado 80206; Massachusetts Financial Services Company, 500 Boylston Street, Boston, Massachusetts 02116; Pacific Investment Management Company LLC, 840 Newport Center Drive, Newport Beach, California 92660; RCM Capital Management LLC, Four Embarcadero Center, Suite 2900, San Francisco, California 94111, Morgan Stanley Asset Management, Inc. 1221 Avenue of the Americas, New York, New York 10020; OppenheimerFunds, Inc., Two World Financial Center, 225 Liberty Street, 11th Floor, New York, New York 10218; AIM Advisors, Inc., 11 Greenway Plaza, Suite 100, Houston, Texas 77046; Harris Associates L.P., Two North La Salle Street, Suite 500, Chicago, Illinois 60602; Third Avenue Management LLC, 622 Third Avenue, New York, New York 10017; T. Rowe Price Associates Inc., 100 E. Pratt Street, Baltimore, MD 21202; Turner Investment Partners, Inc., 1205 Westlakes Dr., Suite 100, Berwyn, PA 19312; Goldman Sachs Asset Management, L.P., 32 Old Slip, New York, New York 10005; Gallatin Asset Management, Inc., One North Jefferson Avenue, St. Louis, Missouri 63103; Legg Mason Capital Management, Inc., 100 Light Street, Baltimore, Maryland 21202; Batterymarch Financial Management, Inc., Two Hundred Clarendon Street, Boston, Massachusetts, 02116; Loomis, Sayles & Company, L.P., One Financial Center, Boston, Massachusetts 02111; Pioneer Investment Management, Inc., 60 State Street, Boston, Massachusetts 02109; BlackRock Financial Management, Inc., 40 East 52nd Street, New York, New York 10022; BlackRock Advisors, LLC, 100 Bellevue Parkway, Wilmington, Delaware 19809; Dreman Value Management LLC, 520 East Cooper Avenue, Aspen, Colorado 81611-9725; Western Asset Management Company, 385 East Colorado Boulevard, Pasadena, California 91101; Lazard Asset Management LLC, 30 Rockefeller Plaza, New York, New York 10112-6300; ClearBridge Advisors, LLC and Legg Mason Global Allocation Group, LLC, 399 Park Avenue, New York, New York 10022, Rainier Investment Management, Inc., 601 Union Street, Seattle, WA 98101; Templeton Global Advisors Limited, Lyford Cay, Nassau Bahamas; Franklin Mutual Advisers, LLC, 101 John F. Kennedy Parkway, Short Hills, New Jersey 07078; Franklin Advisers, Inc., One Franklin Parkway, San Mateo, California 94403; ING Clarion Real Estate Securities L.P., 259 N. Radnor-Chester Road, Radnor, PA 19087 and State Street Bank and Trust Company ("State Street"), 2 Avenue de Lafayette, Boston, Massachusetts 02111. Certain records, including records relating to the Registrant's shareholders and the physical possession of its securities, may be maintained pursuant to Rule 31a-3 at the office of Metropolitan Life Insurance Company, 501 Boylston Street, Boston, Massachusetts 02116, the registrant's Transfer agent and at the main office of State Street, the Registrant's dividend disbursing agent and custodian.

Item 29. Management Services
         -------------------

         None

Item 30. Undertakings
         ------------

         Inapplicable

SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, and the Investment Company Act of 1940, as amended, the Registrant, Met Investors Series Trust, has duly caused this Post-Effective Amendment No. 30 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in this City of Irvine, State of California on the 25th day of April, 2008.


                                      MET INVESTORS SERIES TRUST
                                           Registrant


                                      By: /s/Elizabeth M. Forget
                                          ------------------------------
                                             Elizabeth M. Forget
                                             President


     Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 30 to the Registration Statement has been signed below by the following persons in the capacities and on the date(s) indicated.



Signature                   Title                               Date
-----------------------   ------------------------------   ---------------------

/s/Elizabeth M. Forget    President (principal executive   April 25, 2008
-----------------------   officer), Trustee
Elizabeth M. Forget


/s/Jeffrey A. Tupper      Chief Financial Officer and      April 25, 2008
-----------------------   Treasurer
Jeffrey A. Tupper         (principal financial and
                          accounting officer)


/s/Stephen M. Alderman*   Trustee                          April 25, 2008
-----------------------
Stephen M. Alderman


/s/Jack R. Borsting*      Trustee                          April 25, 2008
-----------------------
Jack R. Borsting


/s/ Robert Boulware*      Trustee                          April 25, 2008
-----------------------
Robert Boulware


/s/Daniel A. Doyle*       Trustee                          April 25, 2008
-----------------------
Daniel A. Doyle


/s/ Susan C. Gause*       Trustee                          April 25, 2008
-----------------------
Susan C. Gause


/s/Dawn M. Vroegop*       Trustee                          April 25, 2008
-----------------------
Dawn M. Vroegop

* By: /s/Robert N. Hickey
      ----------------------
         Robert N. Hickey
         Attorney-in-fact

                                  EXHIBIT INDEX


Exhibit               Item
------------   ----------------------------------------------------------
(h)(4)(xvii)   Form of Amendment No.14 to Amended and Restated Expense
               Limitation Agreement
(j)(2)         Consent of Deloitte & Touche LLP
(p)(6)         Code of Ethics of Janus Capital Management LLC
(p)(7)         Code of Ethics of Oppenheimerfunds, Inc.
(p)(8)         Code of Ethics of Massachusetts Financial Services Company
(p)(14)        Code of Ethics of Third Avenue Management LLC
(p)(16)        Code of Ethics of Harris Associates L.P.
(p)(18)        Code of Ethics of Turner Investment Partners, Inc.
(p)(19)        Code of Ethics of Goldman Sachs Asset Management, L.P.

(p)(23)        Code of Ethics of Legg Mason Capital Management, Inc.
(p)(29)        Code of Ethics of Loomis, Sayles & Co., L.P.
(p)(30)        Code of Ethics of Western Asset Management Company
(p)(32)        Code of Ethics of Clearbridge Advisors, LLC
(p)(36)        Code of Ethics of Ing Clarion Real Estate Securities L.P.
(q)            Powers OF Attorney